================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                  FORM N-CSR

                               -----------------

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-3258

                               -----------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.
              (Exact name of registrant as specified in charter)

                               -----------------

              6300 Bee Cave Road, Building One, Austin, TX 78746
              (Address of principal executive offices) (Zip code)

                               -----------------

          Catherine L. Newell, Esquire, Vice President and Secretary
                     DFA Investment Dimensions Group Inc.,
              6300 Bee Cave Road, Building One, Austin, TX 78746
                    (Name and address of agent for service)

                               -----------------

       Registrant's telephone number, including area code: 512-306-7400

                      Date of fiscal year end: October 31

          Date of reporting period: November 1, 2013 - April 30, 2014

================================================================================

ITEM 1. REPORTS TO STOCKHOLDERS.

[LOGO]

SEMI-ANNUAL REPORT
-------------------------------------------------------------------
six months ended: April 30, 2014 (Unaudited)

DFA INVESTMENT DIMENSIONS GROUP INC.
DIMENSIONAL INVESTMENT GROUP INC.
THE DFA INVESTMENT TRUST COMPANY
DIMENSIONAL EMERGING MARKETS VALUE FUND

[LOGO]

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

May 2014

Dear Fellow Shareholder,

Since our founding 33 years ago, Dimensional has grown into a global asset management firm. We believe well-functioning markets that bring together investors who supply capital with companies that put capital to work are what make our business and investment approach successful.

At Dimensional, we combine insights gained from academia and a belief in the power of markets with decades of practical experience implementing in competitive markets. By applying this approach, we have built up a long and compelling track record across global equity and fixed income markets.

Sincerely,

/s/ David G. Booth


David G. Booth
Chairman and Co-Chief Executive Officer

                              SEMI-ANNUAL REPORT
                                  (Unaudited)

                               Table of Contents

                                                                          Page
                                                                          ----
 Letter to Shareholders
 Definitions of Abbreviations and Footnotes..............................   1
 DFA Investment Dimensions Group Inc.
    Disclosure of Fund Expenses..........................................   2
    Disclosure of Portfolio Holdings.....................................   7
    Schedules of Investments/Summary Schedules of Portfolio Holdings
        Enhanced U.S. Large Company Portfolio............................  10
        U.S. Large Cap Equity Portfolio..................................  12
        U.S. Large Cap Value Portfolio...................................  15
        U.S. Targeted Value Portfolio....................................  16
        U.S. Small Cap Value Portfolio...................................  19
        U.S. Core Equity 1 Portfolio.....................................  22
        U.S. Core Equity 2 Portfolio.....................................  25
        U.S. Vector Equity Portfolio.....................................  28
        U.S. Small Cap Portfolio.........................................  31
        U.S. Micro Cap Portfolio.........................................  34
        DFA Real Estate Securities Portfolio.............................  37
        Large Cap International Portfolio................................  39
        International Core Equity Portfolio..............................  43
        International Small Company Portfolio............................  48
        Japanese Small Company Portfolio.................................  49
        Asia Pacific Small Company Portfolio.............................  49
        United Kingdom Small Company Portfolio...........................  50
        Continental Small Company Portfolio..............................  50
        DFA International Real Estate Securities Portfolio...............  51
        DFA Global Real Estate Securities Portfolio......................  55
        DFA International Small Cap Value Portfolio......................  56
        International Vector Equity Portfolio............................  60
        World ex U.S. Value Portfolio....................................  65
        World ex U.S. Targeted Value Portfolio...........................  66
        World ex U.S. Core Equity Portfolio..............................  67
        Selectively Hedged Global Equity Portfolio.......................  68
        Emerging Markets Portfolio.......................................  69
        Emerging Markets Small Cap Portfolio.............................  69
        Emerging Markets Value Portfolio.................................  69
        Emerging Markets Core Equity Portfolio...........................  70
    Statements of Assets and Liabilities.................................  74
    Statements of Operations.............................................  81
    Statements of Changes in Net Assets..................................  88
    Financial Highlights.................................................  98
    Notes to Financial Statements........................................ 119
 DFA Investment Dimensions Group Inc. - DFA Commodity Strategy Portfolio
    Consolidated Disclosure of Fund Expenses............................. 146
    Consolidated Disclosure of Portfolio Holdings........................ 147
    Consolidated Schedule of Investments................................. 148
    Consolidated Statement of Assets and Liabilities..................... 153
    Consolidated Statement of Operations................................. 154
    Consolidated Statements of Changes in Net Assets..................... 155

TABLE OF CONTENTS
CONTINUED

                                                                        Page
                                                                        ----
       Consolidated Financial Highlights............................... 156
       Consolidated Notes to Financial Statements...................... 157
    Dimensional Investment Group Inc.
       Disclosure of Fund Expenses..................................... 169
       Disclosure of Portfolio Holdings................................ 171
       Schedule of Investments/Summary Schedule of Portfolio Holdings
           DFA International Value Portfolio........................... 172
           U.S. Large Company Portfolio................................ 173
       Statements of Assets and Liabilities............................ 176
       Statements of Operations........................................ 177
       Statements of Changes in Net Assets............................. 178
       Financial Highlights............................................ 179
       Notes to Financial Statements................................... 181
    The DFA Investment Trust Company
       Disclosure of Fund Expenses..................................... 191
       Disclosure of Portfolio Holdings................................ 193
       Summary Schedules of Portfolio Holdings
           The U.S. Large Cap Value Series............................. 195
           The DFA International Value Series.......................... 198
           The Japanese Small Company Series........................... 202
           The Asia Pacific Small Company Series....................... 205
           The United Kingdom Small Company Series..................... 208
           The Continental Small Company Series........................ 211
           The Canadian Small Company Series........................... 215
           The Emerging Markets Series................................. 218
           The Emerging Markets Small Cap Series....................... 222
       Statements of Assets and Liabilities............................ 226
       Statements of Operations........................................ 228
       Statements of Changes in Net Assets............................. 230
       Financial Highlights............................................ 233
       Notes to Financial Statements................................... 238
    Dimensional Emerging Markets Value Fund
       Disclosure of Fund Expenses..................................... 247
       Disclosure of Portfolio Holdings................................ 248
       Summary Schedule of Portfolio Holdings.......................... 249
       Statement of Assets and Liabilities............................. 253
       Statement of Operations......................................... 254
       Statements of Changes in Net Assets............................. 255
       Financial Highlights............................................ 256
       Notes to Financial Statements................................... 257
    Voting Proxies on Fund Portfolio Securities........................ 263
    Board Approval of Investment Advisory Agreements................... 264

This report is submitted for the information of the Funds' shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DIMENSIONAL INVESTMENT GROUP INC.

                       THE DFA INVESTMENT TRUST COMPANY

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings
----------------------------------------------------------------

Investment Abbreviations
ADR     American Depositary Receipt
AUD     Australian Dollars
CAD     Canadian Dollars
EUR     Euro
P.L.C.  Public Limited Company
SPDR    Standard & Poor's Depository Receipts
GBP     British Pounds
NZD     New Zealand Dollars
USD     United States Dollars

Investment Footnotes
+       See Note B to Financial Statements.
++      Securities have generally been fair valued. See Note B to Financial Statements.
**      Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or
        Partial Securities on Loan and/or Non-Income Producing Securities.
*       Non-Income Producing Securities.
#       Total or Partial Securities on Loan.
^       Denominated in USD, unless otherwise noted.
@       Security purchased with cash proceeds from Securities on Loan.
^^      Security pledged as collateral for the Open Futures Contracts.
++      Security pledged as collateral for Swap Agreements.
(S)     Affiliated Fund.

Financial Highlights
--------------------
(A)     Computed using average shares outstanding.
(B)     Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
        Master Fund(s).
(C)     Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(D)     Non-Annualized
(E)     Annualized

All Statements, Schedules and Notes to Financial Statements
-----------------------------------------------------------
--      Amounts designated as -- are either zero or rounded to zero.
REIT    Real Estate Investment Trust
RIC     Registered Investment Company
SEC     Securities and Exchange Commission
(a)     Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                            Six Months Ended April 30, 2014
     EXPENSE TABLES
                                    Beginning  Ending              Expenses
                                     Account  Account   Annualized   Paid
                                      Value    Value     Expense    During
                                    11/01/13  04/30/14    Ratio*   Period*
                                    --------- --------- ---------- --------
     Enhanced U.S. Large Company Portfolio
     -
     Actual Fund Return
      Institutional Class Shares... $1,000.00 $1,083.50    0.23%    $1.19
     Hypothetical 5% Annual Return
      Institutional Class Shares... $1,000.00 $1,023.65    0.23%    $1.15

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                     Beginning  Ending              Expenses
                                      Account  Account   Annualized   Paid
                                       Value    Value     Expense    During
                                     11/01/13  04/30/14    Ratio*   Period*
                                     --------- --------- ---------- --------
   U.S. Large Cap Equity Portfolio
   -------------------------------
   Actual Fund Return
    Institutional Class Shares...... $1,000.00 $1,085.10    0.19%    $0.98
   Hypothetical 5% Annual Return
    Institutional Class Shares...... $1,000.00 $1,023.85    0.19%    $0.95

   U.S. Large Cap Value Portfolio**
   --------------------------------
   Actual Fund Return
    Institutional Class Shares...... $1,000.00 $1,093.50    0.27%    $1.40
   Hypothetical 5% Annual Return
    Institutional Class Shares...... $1,000.00 $1,023.46    0.27%    $1.35

   U.S. Targeted Value Portfolio
   -----------------------------
   Actual Fund Return
    Class R1 Shares................. $1,000.00 $1,074.50    0.47%    $2.42
    Class R2 Shares................. $1,000.00 $1,073.50    0.62%    $3.19
    Institutional Class Shares...... $1,000.00 $1,075.50    0.37%    $1.90
   Hypothetical 5% Annual Return
    Class R1 Shares................. $1,000.00 $1,022.46    0.47%    $2.36
    Class R2 Shares................. $1,000.00 $1,021.72    0.62%    $3.11
    Institutional Class Shares...... $1,000.00 $1,022.96    0.37%    $1.86

   U.S. Small Cap Value Portfolio
   ------------------------------
   Actual Fund Return
    Institutional Class Shares...... $1,000.00 $1,071.40    0.52%    $2.67
   Hypothetical 5% Annual Return
    Institutional Class Shares...... $1,000.00 $1,022.22    0.52%    $2.61

   U.S. Core Equity 1 Portfolio
   ----------------------------
   Actual Fund Return
    Institutional Class Shares...... $1,000.00 $1,079.70    0.19%    $0.98
   Hypothetical 5% Annual Return
    Institutional Class Shares...... $1,000.00 $1,023.85    0.19%    $0.95

   U.S. Core Equity 2 Portfolio
   ----------------------------
   Actual Fund Return
    Institutional Class Shares...... $1,000.00 $1,079.30    0.21%    $1.08
   Hypothetical 5% Annual Return
    Institutional Class Shares...... $1,000.00 $1,023.75    0.21%    $1.05

   U.S. Vector Equity Portfolio
   ----------------------------
   Actual Fund Return
    Institutional Class Shares...... $1,000.00 $1,073.10    0.32%    $1.64
   Hypothetical 5% Annual Return
    Institutional Class Shares...... $1,000.00 $1,023.21    0.32%    $1.61

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                          Beginning  Ending              Expenses
                                           Account  Account   Annualized   Paid
                                            Value    Value     Expense    During
                                          11/01/13  04/30/14    Ratio*   Period*
                                          --------- --------- ---------- --------
U.S. Small Cap Portfolio
------------------------
Actual Fund Return
 Institutional Class Shares.............. $1,000.00 $1,045.40    0.37%    $1.88
Hypothetical 5% Annual Return
 Institutional Class Shares.............. $1,000.00 $1,022.96    0.37%    $1.86

U.S. Micro Cap Portfolio
------------------------
Actual Fund Return
 Institutional Class Shares.............. $1,000.00 $1,044.60    0.52%    $2.64
Hypothetical 5% Annual Return
 Institutional Class Shares.............. $1,000.00 $1,022.22    0.52%    $2.61

DFA Real Estate Securities Portfolio
------------------------------------
Actual Fund Return
 Institutional Class Shares.............. $1,000.00 $1,084.90    0.18%    $0.93
Hypothetical 5% Annual Return
 Institutional Class Shares.............. $1,000.00 $1,023.90    0.18%    $0.90

Large Cap International Portfolio
---------------------------------
Actual Fund Return
 Institutional Class Shares.............. $1,000.00 $1,049.70    0.28%    $1.42
Hypothetical 5% Annual Return
 Institutional Class Shares.............. $1,000.00 $1,023.41    0.28%    $1.40

International Core Equity Portfolio
-----------------------------------
Actual Fund Return
 Institutional Class Shares.............. $1,000.00 $1,059.70    0.38%    $1.94
Hypothetical 5% Annual Return
 Institutional Class Shares.............. $1,000.00 $1,022.91    0.38%    $1.91

International Small Company Portfolio***
----------------------------------------
Actual Fund Return
 Institutional Class Shares.............. $1,000.00 $1,076.10    0.53%    $2.73
Hypothetical 5% Annual Return
 Institutional Class Shares.............. $1,000.00 $1,022.17    0.53%    $2.66

Japanese Small Company Portfolio**
----------------------------------
Actual Fund Return
 Institutional Class Shares.............. $1,000.00 $  974.20    0.55%    $2.69
Hypothetical 5% Annual Return
 Institutional Class Shares.............. $1,000.00 $1,022.07    0.55%    $2.76

Asia Pacific Small Company Portfolio**
--------------------------------------
Actual Fund Return
 Institutional Class Shares.............. $1,000.00 $  999.90    0.55%    $2.73
Hypothetical 5% Annual Return
 Institutional Class Shares.............. $1,000.00 $1,022.07    0.55%    $2.76

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                                    Beginning  Ending              Expenses
                                                     Account  Account   Annualized   Paid
                                                      Value    Value     Expense    During
                                                    11/01/13  04/30/14    Ratio*   Period*
                                                    --------- --------- ---------- --------
United Kingdom Small Company Portfolio**
----------------------------------------
Actual Fund Return
 Institutional Class Shares........................ $1,000.00 $1,092.70    0.59%    $3.06
Hypothetical 5% Annual Return
 Institutional Class Shares........................ $1,000.00 $1,021.87    0.59%    $2.96

Continental Small Company Portfolio**
-------------------------------------
Actual Fund Return
 Institutional Class Shares........................ $1,000.00 $1,146.50    0.56%    $2.98
Hypothetical 5% Annual Return
 Institutional Class Shares........................ $1,000.00 $1,022.02    0.56%    $2.81

DFA International Real Estate Securities Portfolio
--------------------------------------------------
Actual Fund Return
 Institutional Class Shares........................ $1,000.00 $1,043.70    0.38%    $1.93
Hypothetical 5% Annual Return
 Institutional Class Shares........................ $1,000.00 $1,022.91    0.38%    $1.91

DFA Global Real Estate Securities Portfolio***
----------------------------------------------
Actual Fund Return
 Institutional Class Shares........................ $1,000.00 $1,067.60    0.32%    $1.64
Hypothetical 5% Annual Return
 Institutional Class Shares........................ $1,000.00 $1,023.21    0.32%    $1.61

DFA International Small Cap Value Portfolio
-------------------------------------------
Actual Fund Return
 Institutional Class Shares........................ $1,000.00 $1,093.30    0.68%    $3.53
Hypothetical 5% Annual Return
 Institutional Class Shares........................ $1,000.00 $1,021.42    0.68%    $3.41

International Vector Equity Portfolio
-------------------------------------
Actual Fund Return
 Institutional Class Shares........................ $1,000.00 $1,066.50    0.50%    $2.56
Hypothetical 5% Annual Return
 Institutional Class Shares........................ $1,000.00 $1,022.32    0.50%    $2.51

World ex U.S. Value Portfolio***
--------------------------------
Actual Fund Return
 Institutional Class Shares........................ $1,000.00 $1,038.50    0.60%    $3.03
Hypothetical 5% Annual Return
 Institutional Class Shares........................ $1,000.00 $1,021.82    0.60%    $3.01

World ex U.S. Targeted Value Portfolio***
-----------------------------------------
Actual Fund Return
 Institutional Class Shares........................ $1,000.00 $1,056.20    0.70%    $3.57
Hypothetical 5% Annual Return
 Institutional Class Shares........................ $1,000.00 $1,021.32    0.70%    $3.51

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                               Beginning  Ending              Expenses
                                                Account  Account   Annualized   Paid
                                                 Value    Value     Expense    During
                                               11/01/13  04/30/14    Ratio*   Period*
                                               --------- --------- ---------- --------
World ex U.S. Core Equity Portfolio***
--------------------------------------
Actual Fund Return
 Institutional Class Shares................... $1,000.00 $1,042.00    0.47%    $2.38
Hypothetical 5% Annual Return
 Institutional Class Shares................... $1,000.00 $1,022.46    0.47%    $2.36

Selectively Hedged Global Equity Portfolio***
---------------------------------------------
Actual Fund Return
 Institutional Class Shares................... $1,000.00 $1,055.50    0.40%    $2.04
Hypothetical 5% Annual Return
 Institutional Class Shares................... $1,000.00 $1,022.81    0.40%    $2.01

Emerging Markets Portfolio**
----------------------------
Actual Fund Return
 Institutional Class Shares................... $1,000.00 $  977.30    0.56%    $2.75
Hypothetical 5% Annual Return
 Institutional Class Shares................... $1,000.00 $1,022.02    0.56%    $2.81

Emerging Markets Small Cap Portfolio**
--------------------------------------
Actual Fund Return
 Institutional Class Shares................... $1,000.00 $1,018.90    0.72%    $3.60
Hypothetical 5% Annual Return
 Institutional Class Shares................... $1,000.00 $1,021.22    0.72%    $3.61

Emerging Markets Value Portfolio**
----------------------------------
Actual Fund Return
 Class R2 Shares.............................. $1,000.00 $  964.30    0.80%    $3.90
 Institutional Class Shares................... $1,000.00 $  965.90    0.55%    $2.68
Hypothetical 5% Annual Return
 Class R2 Shares.............................. $1,000.00 $1,020.83    0.80%    $4.01
 Institutional Class Shares................... $1,000.00 $1,022.07    0.55%    $2.76

Emerging Markets Core Equity Portfolio
--------------------------------------
Actual Fund Return
 Institutional Class Shares................... $1,000.00 $  987.90    0.61%    $3.01
Hypothetical 5% Annual Return
 Institutional Class Shares................... $1,000.00 $1,021.77    0.61%    $3.06

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

**The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund (Affiliated Investment Company).

***The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Funds' portion of the expenses of its Master Funds (Affiliated Investment Companies).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on March 31, 2014. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

   The categories of industry classification for the Affiliated Investment Companies are represented in their Disclosures of Portfolio Holdings, which are included elsewhere within the report. Refer to the Schedule of Investments/Summary Schedule of Portfolio Holdings for each of the underlying Affiliated Investment Company's holdings which reflect the investments by category or country.

FEEDER FUNDS

                                            Affiliated Investment Companies
                                            -------------------------------
    U.S. Large Cap Value Portfolio.........              100.0%
    Japanese Small Company Portfolio.......              100.0%
    Asia Pacific Small Company Portfolio...              100.0%
    United Kingdom Small Company Portfolio.              100.0%
    Continental Small Company Portfolio....              100.0%
    Emerging Markets Portfolio.............              100.0%
    Emerging Markets Small Cap Portfolio...              100.0%
    Emerging Markets Value Portfolio.......              100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS
CONTINUED


FUND OF FUNDS

              International Small Company Portfolio....... 100.0%
              DFA Global Real Estate Securities Portfolio. 100.0%
              World ex U.S. Value Portfolio............... 100.0%
              World ex U.S. Targeted Value Portfolio...... 100.0%
              World ex U.S. Core Equity Portfolio......... 100.0%
              Selectively Hedged Global Equity Portfolio.. 100.0%

ENHANCED DOMESTIC EQUITY PORTFOLIO

                     Enhanced U.S Large Company Portfolio
              Corporate....................................  18.0%
              Government...................................  32.0%
              Foreign Corporate............................  14.4%
              Foreign Government...........................  25.0%
              Supranational................................  10.6%
                                                            -----
                                                            100.0%

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

                        U.S. Large Cap Equity Portfolio
              Consumer Discretionary.......................  13.3%
              Consumer Staples.............................   8.4%
              Energy.......................................  11.8%
              Financials...................................  13.1%
              Health Care..................................  12.0%
              Industrials..................................  13.4%
              Information Technology.......................  18.0%
              Materials....................................   4.7%
              Other........................................    --
              Real Estate Investment Trusts................   0.1%
              Telecommunication Services...................   2.8%
              Utilities....................................   2.4%
                                                            -----
                                                            100.0%

                         U.S. Targeted Value Portfolio
              Consumer Discretionary.......................  13.3%
              Consumer Staples.............................   3.3%
              Energy.......................................  11.0%
              Financials...................................  24.8%
              Health Care..................................   6.3%
              Industrials..................................  17.0%
              Information Technology.......................  14.5%
              Materials....................................   7.9%
              Other........................................    --
              Real Estate Investment Trusts................   0.1%
              Telecommunication Services...................   1.3%
              Utilities....................................   0.5%
                                                            -----
                                                            100.0%

                        U.S. Small Cap Value Portfolio
              Consumer Discretionary.......................  14.6%
              Consumer Staples.............................   3.0%
              Energy.......................................  12.1%
              Financials...................................  25.7%
              Health Care..................................   5.3%
              Industrials..................................  18.6%
              Information Technology.......................  14.1%
              Materials....................................   6.1%
              Other........................................    --
              Real Estate Investment Trusts................   0.1%
              Telecommunication Services...................   0.3%
              Utilities....................................   0.1%
                                                            -----
                                                            100.0%

                         U.S. Core Equity 1 Portfolio
              Consumer Discretionary.......................  13.9%
              Consumer Staples.............................   7.6%
              Energy.......................................  10.7%
              Financials...................................  15.7%
              Health Care..................................  11.3%
              Industrials..................................  13.6%
              Information Technology.......................  17.4%
              Materials....................................   4.9%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   2.1%
              Utilities....................................   2.8%
                                                            -----
                                                            100.0%

                         U.S. Core Equity 2 Portfolio
              Consumer Discretionary.......................  13.1%
              Consumer Staples.............................   6.2%
              Energy.......................................  12.4%
              Financials...................................  18.6%
              Health Care..................................  10.7%
              Industrials..................................  14.1%
              Information Technology.......................  15.4%
              Materials....................................   5.1%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   2.4%
              Utilities....................................   2.0%
                                                            -----
                                                            100.0%

                         U.S. Vector Equity Portfolio
              Consumer Discretionary.......................  13.5%
              Consumer Staples.............................   4.8%
              Energy.......................................  12.8%
              Financials...................................  23.3%
              Health Care..................................   8.0%
              Industrials..................................  14.3%
              Information Technology.......................  13.8%
              Materials....................................   6.0%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   2.2%
              Utilities....................................   1.3%
                                                            -----
                                                            100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS
CONTINUED


                           U.S. Small Cap Portfolio
              Consumer Discretionary.......................  17.4%
              Consumer Staples.............................   3.9%
              Energy.......................................   6.2%
              Financials...................................  16.5%
              Health Care..................................   9.4%
              Industrials..................................  18.4%
              Information Technology.......................  18.4%
              Materials....................................   5.6%
              Other........................................    --
              Real Estate Investment Trusts................   0.1%
              Telecommunication Services...................   0.6%
              Utilities....................................   3.5%
                                                            -----
                                                            100.0%

                           U.S. Micro Cap Portfolio
              Consumer Discretionary.......................  17.7%
              Consumer Staples.............................   4.2%
              Energy.......................................   6.2%
              Financials...................................  17.1%
              Health Care..................................   9.7%
              Industrials..................................  18.7%
              Information Technology.......................  17.6%
              Materials....................................   5.9%
              Other........................................    --
              Telecommunication Services...................   1.2%
              Utilities....................................   1.7%
                                                            -----
                                                            100.0%

                     DFA Real Estate Securities Portfolio
              Real Estate Investment Trusts................ 100.0%
                                                            -----
                                                            100.0%

                       Large Cap International Portfolio
              Consumer Discretionary.......................  11.7%
              Consumer Staples.............................  10.1%
              Energy.......................................   9.1%
              Financials...................................  24.6%
              Health Care..................................   9.5%
              Industrials..................................  12.8%
              Information Technology.......................   4.2%
              Materials....................................   9.8%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   4.7%
              Utilities....................................   3.5%
                                                            -----
                                                            100.0%

                      International Core Equity Portfolio
              Consumer Discretionary.......................  14.3%
              Consumer Staples.............................   7.0%
              Energy.......................................   9.3%
              Financials...................................  23.3%
              Health Care..................................   6.1%
              Industrials..................................  17.1%
              Information Technology.......................   5.7%
              Materials....................................  10.9%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   3.4%
              Utilities....................................   2.9%
                                                            -----
                                                            100.0%

              DFA International Real Estate Securities Portfolio
              Financials...................................   0.3%
              Real Estate Investment Trusts................  99.7%
                                                            -----
                                                            100.0%

                  DFA International Small Cap Value Portfolio
              Consumer Discretionary.......................  20.8%
              Consumer Staples.............................   3.7%
              Energy.......................................   5.0%
              Financials...................................  20.3%
              Health Care..................................   1.9%
              Industrials..................................  26.6%
              Information Technology.......................   5.2%
              Materials....................................  15.8%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   0.3%
              Utilities....................................   0.4%
                                                            -----
                                                            100.0%

                     International Vector Equity Portfolio
              Consumer Discretionary.......................  14.7%
              Consumer Staples.............................   5.9%
              Energy.......................................   8.8%
              Financials...................................  23.8%
              Health Care..................................   4.9%
              Industrials..................................  18.7%
              Information Technology.......................   6.3%
              Materials....................................  12.3%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   2.5%
              Utilities....................................   2.1%
                                                            -----
                                                            100.0%

                    Emerging Markets Core Equity Portfolio
              Consumer Discretionary.......................  11.0%
              Consumer Staples.............................   7.7%
              Energy.......................................   8.5%
              Financials...................................  24.3%
              Health Care..................................   2.5%
              Industrials..................................  11.1%
              Information Technology.......................  14.7%
              Materials....................................  11.8%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   4.5%
              Utilities....................................   3.9%
                                                            -----
                                                            100.0%

                     ENHANCED U.S. LARGE COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                    Face
                                                   Amount^    Value+
                                                   -------    ------
                                                    (000)
BONDS -- (60.3%)
AUSTRALIA -- (3.5%)
Commonwealth Bank of Australia
    3.875%, 12/14/15............................. GBP 1,015 $ 1,792,316
Westpac Banking Corp.
    1.125%, 09/25/15.............................     4,930   4,975,721
                                                            -----------
TOTAL AUSTRALIA............................................   6,768,037
                                                            -----------

CANADA -- (4.3%)
Enbridge, Inc.
    5.800%, 06/15/14.............................     1,100   1,106,523
Royal Bank of Canada
    3.360%, 01/11/16............................. CAD 5,000   4,696,456
TransAlta Corp.
    4.750%, 01/15/15.............................       925     949,947
TransCanada PipeLines, Ltd.
    3.400%, 06/01/15.............................     1,500   1,545,729
                                                            -----------
TOTAL CANADA...............................................   8,298,655
                                                            -----------

FRANCE -- (3.3%)
Reseau Ferre de France
    2.375%, 12/23/15............................. GBP 2,784   4,814,725
Total Capital SA
    3.125%, 10/02/15.............................     1,587   1,645,911
                                                            -----------
TOTAL FRANCE...............................................   6,460,636
                                                            -----------

GERMANY -- (2.6%)
KFW
    1.750%, 01/22/16............................. GBP 3,000   5,134,439
                                                            -----------

JAPAN -- (2.1%)
Japan Bank for International Cooperation
    2.500%, 01/21/16.............................     4,000   4,138,732
                                                            -----------

NETHERLANDS -- (8.2%)
Bank Nederlandse Gemeenten
    5.375%, 09/15/15............................. AUD 5,600   5,339,719
Cooperatieve Centrale Raiffeisen- Boerenleenbank
 BA
    2.125%, 10/13/15.............................     5,469   5,596,739
Netherlands Government Bond
    0.250%, 09/12/15.............................     5,000   4,996,500
                                                            -----------
TOTAL NETHERLANDS..........................................  15,932,958
                                                            -----------

NEW ZEALAND -- (2.7%)
New Zealand Government Bond
    6.000%, 04/15/15............................. NZD 6,000   5,296,627
                                                            -----------

NORWAY -- (2.6%)
Kommunalbanken A.S.
    2.375%, 01/19/16.............................     5,000   5,165,790
                                                            -----------

                                                    Face
                                                   Amount^     Value+
                                                   -------     ------
                                                    (000)

SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (7.8%)
Asian Development Bank
    2.500%, 03/15/16............................. $    4,000 $ 4,152,100
Council Of Europe Development Bank
    1.625%, 12/07/15.............................  GBP 3,400   5,813,233
European Investment Bank
    3.000%, 12/07/15.............................  GBP 3,000   5,242,378
                                                             -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS................  15,207,711
                                                             -----------

SWEDEN -- (4.1%)
Nordea Bank AB
    3.875%, 12/15/15.............................  GBP 2,000   3,527,066
Svensk Exportkredit AB
    0.625%, 09/04/15.............................      4,500   4,518,549
                                                             -----------
TOTAL SWEDEN................................................   8,045,615
                                                             -----------

UNITED KINGDOM -- (3.6%)
Ensco P.L.C.
    3.250%, 03/15/16.............................      1,155   1,206,631
Royal Bank of Scotland Group P.L.C.
    2.550%, 09/18/15.............................        700     714,964
United Kingdom Gilt
    2.000%, 01/22/16.............................  GBP 3,000   5,178,860
                                                             -----------
TOTAL UNITED KINGDOM........................................   7,100,455
                                                             -----------

UNITED STATES -- (15.5%)
Amgen, Inc.
    4.850%, 11/18/14.............................      1,600   1,638,840
AT&T, Inc.
    2.500%, 08/15/15.............................      1,606   1,645,724
Citigroup, Inc.
    6.375%, 08/12/14.............................        762     774,107
CNA Financial Corp.
    5.850%, 12/15/14.............................      1,000   1,032,604
Comerica, Inc.
    3.000%, 09/16/15.............................      1,000   1,031,516
Constellation Energy Group, Inc.
    4.550%, 06/15/15.............................      1,000   1,041,456
Enterprise Products Operating LLC
    5.600%, 10/15/14.............................        500     511,204
EOG Resources, Inc.
    2.500%, 02/01/16.............................      1,000   1,029,392
Express Scripts Holding Co.
    2.100%, 02/12/15.............................      1,000   1,011,509
Ford Motor Credit Co. LLC
    2.750%, 05/15/15.............................      1,000   1,021,175
Freeport-McMoRan Copper & Gold, Inc.
    1.400%, 02/13/15.............................        500     502,634

ENHANCED U.S. LARGE COMPANY PORTFOLIO
CONTINUED

                                                   Face
                                                  Amount^   Value+
                                                  -------   ------
                                                   (000)
UNITED STATES -- (Continued)
Goldman Sachs Group, Inc. (The)
    5.125%, 01/15/15.............................  $  894 $  921,893
HSBC USA, Inc.
    2.375%, 02/13/15.............................   1,000  1,015,914
International Paper Co.
    5.300%, 04/01/15.............................   1,050  1,094,844
JPMorgan Chase & Co.
    1.125%, 02/26/16.............................   1,500  1,506,189
Mondelez International, Inc.
    4.125%, 02/09/16.............................     689    729,422
Morgan Stanley
    4.200%, 11/20/14.............................   1,500  1,530,483
National City Corp.
    4.900%, 01/15/15.............................   1,500  1,546,305
NextEra Energy Capital Holdings, Inc.
    1.200%, 06/01/15.............................   1,000  1,005,927
Safeway, Inc.
    5.625%, 08/15/14.............................   1,500  1,520,555
Time Warner Cable, Inc.
    3.500%, 02/01/15.............................   1,000  1,020,485
Toyota Motor Credit Corp.
    0.875%, 07/17/15.............................   2,000  2,008,616
WellPoint, Inc.
    5.000%, 12/15/14.............................   1,572  1,616,634
Wells Fargo & Co.
    1.500%, 07/01/15.............................   1,500  1,516,662
Williams Partners L.P.
    3.800%, 02/15/15.............................   1,000  1,024,201

                                                   Face
                                                  Amount^    Value+
                                                  -------    ------
                                                   (000)
UNITED STATES -- (Continued)
Xerox Corp.
    4.250%, 02/15/15............................. $ 1,000 $  1,029,112
                                                          ------------
TOTAL UNITED STATES..............................           30,327,403
                                                          ------------
TOTAL BONDS......................................          117,877,058
                                                          ------------

AGENCY OBLIGATIONS -- (6.1%)
Federal National Mortgage Association
    0.500%, 03/30/16.............................  12,000   12,017,724
                                                          ------------

U.S. TREASURY OBLIGATIONS -- (29.3%)
U.S. Treasury Notes
^^  2.625%, 02/29/16.............................  18,000   18,750,942
    0.375%, 03/31/16.............................   6,500    6,499,747
    0.250%, 04/15/16.............................  32,000   31,908,736
                                                          ------------
TOTAL U.S. TREASURY OBLIGATIONS..................           57,159,425
                                                          ------------

                                                  Shares
                                                  ------       -

EXCHANGE-TRADED FUNDS -- (4.3%)
UNITED STATES -- (4.3%)
    SPDR S&P 500 ETF Trust.......................  44,100    8,309,763
                                                          ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $189,961,192)............................          $195,363,970
                                                          ============

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                             Investments in Securities (Market Value)
                                          ----------------------------------------------
                                            Level 1      Level 2    Level 3     Total
                                          ----------- ------------  ------- ------------
Bonds
  Australia..............................          -- $  6,768,037    --    $  6,768,037
  Canada.................................          --    8,298,655    --       8,298,655
  France.................................          --    6,460,636    --       6,460,636
  Germany................................          --    5,134,439    --       5,134,439
  Japan..................................          --    4,138,732    --       4,138,732
  Netherlands............................          --   15,932,958    --      15,932,958
  New Zealand............................          --    5,296,627    --       5,296,627
  Norway.................................          --    5,165,790    --       5,165,790
  Supranational Organization Obligations.          --   15,207,711    --      15,207,711
  Sweden.................................          --    8,045,615    --       8,045,615
  United Kingdom.........................          --    7,100,455    --       7,100,455
  United States..........................          --   30,327,403    --      30,327,403
Agency Obligations.......................          --   12,017,724    --      12,017,724
U.S. Treasury Obligations................          --   57,159,425    --      57,159,425
Exchange-Traded Funds.................... $ 8,309,763           --    --       8,309,763
Futures Contracts**......................   9,210,168           --    --       9,210,168
Forward Currency Contracts**.............          --     (251,545)   --        (251,545)
                                          ----------- ------------    --    ------------
TOTAL.................................... $17,519,931 $186,802,662    --    $204,322,593
                                          =========== ============    ==    ============

  **Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment. (Note H)

                See accompanying Notes to Financial Statements.

                        U.S. LARGE CAP EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                               Percentage
                                          Shares   Value+    of Net Assets**
                                          ------   ------    ---------------
    COMMON STOCKS -- (88.6%)
    Consumer Discretionary -- (11.8%)
    *   Amazon.com, Inc..................  3,260 $   991,464            0.5%
    #   Comcast Corp. Class A............ 19,662   1,017,705            0.5%
        Home Depot, Inc. (The)........... 13,913   1,106,223            0.6%
        McDonald's Corp..................  9,563     969,497            0.5%
        Walt Disney Co. (The)............ 16,094   1,276,898            0.6%
        Other Securities.................         20,972,759           10.6%
                                                 -----------          ------
    Total Consumer Discretionary.........         26,334,546           13.3%
                                                 -----------          ------
    Consumer Staples -- (7.4%)
        Altria Group, Inc................ 19,164     768,668            0.4%
        Coca-Cola Co. (The).............. 33,826   1,379,763            0.7%
        CVS Caremark Corp................ 10,891     791,994            0.4%
        PepsiCo, Inc..................... 14,898   1,279,589            0.7%
        Procter & Gamble Co. (The)....... 20,979   1,731,816            0.9%
        Wal-Mart Stores, Inc............. 19,844   1,581,765            0.8%
        Other Securities.................          8,969,055            4.5%
                                                 -----------          ------
    Total Consumer Staples...............         16,502,650            8.4%
                                                 -----------          ------
    Energy -- (10.5%)
        Chevron Corp..................... 21,017   2,638,054            1.3%
        ConocoPhillips................... 14,678   1,090,722            0.6%
        Exxon Mobil Corp................. 54,223   5,552,977            2.8%
        Occidental Petroleum Corp........  8,655     828,716            0.4%
        Schlumberger, Ltd................ 11,950   1,213,522            0.6%
        Other Securities.................         12,036,220            6.1%
                                                 -----------          ------
    Total Energy.........................         23,360,211           11.8%
                                                 -----------          ------
    Financials -- (11.6%)
        American Express Co..............  9,240     807,853            0.4%
        Bank of America Corp............. 76,492   1,158,089            0.6%
    *   Berkshire Hathaway, Inc. Class B. 13,217   1,703,010            0.9%
        Citigroup, Inc................... 22,250   1,065,997            0.5%
        JPMorgan Chase & Co.............. 34,493   1,930,918            1.0%
        Wells Fargo & Co................. 44,451   2,206,548            1.1%
        Other Securities.................         16,960,947            8.6%
                                                 -----------          ------
    Total Financials.....................         25,833,362           13.1%
                                                 -----------          ------
    Health Care -- (10.7%)
        AbbVie, Inc...................... 15,096     786,200            0.4%
        Amgen, Inc.......................  6,929     774,316            0.4%
    *   Gilead Sciences, Inc............. 14,615   1,147,131            0.6%
        Johnson & Johnson................ 24,589   2,490,620            1.3%
        Merck & Co., Inc................. 28,433   1,665,036            0.8%
        Pfizer, Inc...................... 58,972   1,844,644            0.9%
        UnitedHealth Group, Inc.......... 10,774     808,481            0.4%
        Other Securities.................         14,215,584            7.2%
                                                 -----------          ------
    Total Health Care....................         23,732,012           12.0%
                                                 -----------          ------
    Industrials -- (11.8%)
        3M Co............................  6,041     840,243            0.4%
        Boeing Co. (The).................  6,890     888,948            0.5%
        Caterpillar, Inc.................  7,328     772,371            0.4%
        General Electric Co.............. 89,722   2,412,625            1.2%

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                                   Percentage
                                                           Shares      Value+    of Net Assets**
                                                           ------      ------    ---------------
Industrials -- (Continued)
      Union Pacific Corp.................................     4,907 $    934,440            0.5%
      United Technologies Corp...........................     8,698    1,029,234            0.5%
      Other Securities...................................             19,470,304            9.8%
                                                                    ------------          ------
Total Industrials........................................             26,348,165           13.3%
                                                                    ------------          ------
Information Technology -- (16.0%)
      Apple, Inc.........................................    10,091    5,954,598            3.0%
      Cisco Systems, Inc.................................    39,850      920,933            0.5%
*     Google, Inc. Class A...............................     1,744      932,831            0.5%
*     Google, Inc. Class C...............................     1,744      918,495            0.5%
      Hewlett-Packard Co.................................    27,529      910,109            0.5%
      Intel Corp.........................................    62,176    1,659,477            0.8%
#     International Business Machines Corp...............     9,715    1,908,706            1.0%
      MasterCard, Inc. Class A...........................    10,160      747,268            0.4%
      Microsoft Corp.....................................    80,082    3,235,313            1.6%
      Oracle Corp........................................    29,564    1,208,576            0.6%
      QUALCOMM, Inc......................................    12,382      974,587            0.5%
      Visa, Inc. Class A.................................     3,637      736,893            0.4%
      Other Securities...................................             15,377,789            7.7%
                                                                    ------------          ------
Total Information Technology.............................             35,485,575           18.0%
                                                                    ------------          ------
Materials -- (4.1%)
      Dow Chemical Co. (The).............................    13,687      682,981            0.3%
      Other Securities...................................              8,508,084            4.3%
                                                                    ------------          ------
Total Materials..........................................              9,191,065            4.6%
                                                                    ------------          ------
Real Estate Investment Trusts -- (0.1%)
      Other Securities...................................                189,753            0.1%
                                                                    ------------          ------
Telecommunication Services -- (2.5%)
      AT&T, Inc..........................................    65,485    2,337,815            1.2%
      Verizon Communications, Inc........................    46,285    2,162,898            1.1%
      Other Securities...................................                995,328            0.5%
                                                                    ------------          ------
Total Telecommunication Services.........................              5,496,041            2.8%
                                                                    ------------          ------
Utilities -- (2.1%)
      Other Securities...................................              4,660,189            2.4%
                                                                    ------------          ------
TOTAL COMMON STOCKS......................................            197,133,569           99.8%
                                                                    ------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities...................................                    243            0.0%
                                                                    ------------          ------

TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional Liquid Reserves, 0.074%.   663,556      663,556            0.3%
                                                                    ------------          ------

                                                           Shares/
                                                            Face
                                                           Amount
                                                           -------       -              -
                                                            (000)
SECURITIES LENDING COLLATERAL -- (11.1%)
(S)@  DFA Short Term Investment Fund..................... 2,124,238   24,577,432           12.5%
                                                                    ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $200,177,255)..................................             $222,374,800          112.6%
                                                                    ============          ======

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                                  ---------------------------------------------
                                    Level 1      Level 2   Level 3    Total
                                  ------------ ----------- ------- ------------
 Common Stocks
   Consumer Discretionary........ $ 26,334,546          --   --    $ 26,334,546
   Consumer Staples..............   16,502,650          --   --      16,502,650
   Energy........................   23,360,211          --   --      23,360,211
   Financials....................   25,833,362          --   --      25,833,362
   Health Care...................   23,732,012          --   --      23,732,012
   Industrials...................   26,348,165          --   --      26,348,165
   Information Technology........   35,485,575          --   --      35,485,575
   Materials.....................    9,191,065          --   --       9,191,065
   Real Estate Investment Trusts.      189,753          --   --         189,753
   Telecommunication Services....    5,496,041          --   --       5,496,041
   Utilities.....................    4,660,189          --   --       4,660,189
 Rights/Warrants.................           -- $       243   --             243
 Temporary Cash Investments......      663,556          --   --         663,556
 Securities Lending Collateral...           --  24,577,432   --      24,577,432
                                  ------------ -----------   --    ------------
 TOTAL........................... $197,797,125 $24,577,675   --    $222,374,800
                                  ============ ===========   ==    ============


                See accompanying Notes to Financial Statements.

                        U.S. LARGE CAP VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                                Value+
                                                            ---------------
    AFFILIATED INVESTMENT COMPANY -- (100.0%)
    Investment in The U.S. Large Cap Value Series of
      The DFA Investment Trust Company..................... $13,614,025,722
                                                            ---------------
       TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY
         (Cost $8,645,898,065)............................. $13,614,025,722
                                                            ===============

Summary of the Portfolio's Master Fund's investments as of April 30, 2014, based on their valuation inputs, is located within this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                         U.S. TARGETED VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                       Percentage
                                             Shares       Value+     of Net Assets**
                                             ------       ------     ---------------
COMMON STOCKS -- (84.8%)
Consumer Discretionary -- (11.3%)
    Dillard's, Inc. Class A................   211,147 $   20,677,626            0.4%
#   GameStop Corp. Class A.................   635,798     25,228,465            0.5%
    Graham Holdings Co. Class B............    31,543     21,172,608            0.4%
*   Live Nation Entertainment, Inc.........   924,308     19,299,551            0.4%
#   Wendy's Co. (The)...................... 2,361,897     19,627,364            0.4%
    Other Securities.......................              552,101,846           11.1%
                                                      --------------          ------
Total Consumer Discretionary...............              658,107,460           13.2%
                                                      --------------          ------
Consumer Staples -- (2.8%)
    Other Securities.......................              161,380,997            3.2%
                                                      --------------          ------
Energy -- (9.3%)
    Nabors Industries, Ltd................. 1,097,257     28,001,999            0.6%
    Patterson-UTI Energy, Inc..............   740,622     24,092,434            0.5%
*   Rowan Cos. P.L.C. Class A..............   691,059     21,367,544            0.4%
    Superior Energy Services, Inc..........   633,713     20,861,832            0.4%
    Tesoro Corp............................   301,142     16,951,283            0.3%
#   Western Refining, Inc..................   390,087     16,968,784            0.3%
    Other Securities.......................              414,674,843            8.4%
                                                      --------------          ------
Total Energy...............................              542,918,719           10.9%
                                                      --------------          ------
Financials -- (21.0%)
    Allied World Assurance Co. Holdings AG.   172,670     18,594,832            0.4%
*   American Capital, Ltd.................. 1,547,412     23,195,706            0.5%
    American Financial Group, Inc..........   465,774     27,215,175            0.6%
    Aspen Insurance Holdings, Ltd..........   389,738     17,842,206            0.4%
    Assurant, Inc..........................   471,974     31,815,767            0.6%
    Axis Capital Holdings, Ltd.............   606,646     27,754,054            0.6%
    CNO Financial Group, Inc............... 1,174,038     20,252,155            0.4%
*   E*TRADE Financial Corp................. 1,292,524     29,017,164            0.6%
*   Genworth Financial, Inc. Class A....... 2,131,699     38,050,827            0.8%
#   Legg Mason, Inc........................   731,595     34,304,490            0.7%
    NASDAQ OMX Group, Inc. (The)...........   858,799     31,689,683            0.6%
    Old Republic International Corp........ 1,182,426     19,580,975            0.4%
    PartnerRe, Ltd.........................   321,083     33,842,148            0.7%
#   People's United Financial, Inc......... 1,543,963     22,047,792            0.5%
    Protective Life Corp...................   427,997     21,892,047            0.4%
    Reinsurance Group of America, Inc......   387,086     29,693,367            0.6%
    Zions Bancorp..........................   948,371     27,426,889            0.6%
    Other Securities.......................              772,754,830           15.3%
                                                      --------------          ------
Total Financials...........................            1,226,970,107           24.7%
                                                      --------------          ------
Health Care -- (5.3%)
*   Community Health Systems, Inc..........   490,559     18,587,280            0.4%
#   Omnicare, Inc..........................   597,354     35,405,172            0.7%
    Other Securities.......................              258,220,711            5.2%
                                                      --------------          ------
Total Health Care..........................              312,213,163            6.3%
                                                      --------------          ------
Industrials -- (14.4%)
    AGCO Corp..............................   303,952     16,930,126            0.3%
    AMERCO.................................    84,246     21,070,767            0.4%
#*  Avis Budget Group, Inc.................   665,365     34,991,545            0.7%
    Owens Corning..........................   624,093     25,494,199            0.5%

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                      Percentage
                                                           Shares        Value+     of Net Assets**
                                                           ------        ------     ---------------
Industrials -- (Continued)
      Ryder System, Inc..................................    309,611 $   25,443,832            0.5%
      Trinity Industries, Inc............................    485,295     36,426,243            0.7%
#     URS Corp...........................................    366,165     17,253,695            0.4%
      Other Securities...................................               663,328,586           13.4%
                                                                     --------------          ------
Total Industrials........................................               840,938,993           16.9%
                                                                     --------------          ------
Information Technology -- (12.3%)
*     AOL, Inc...........................................    435,272     18,633,994            0.4%
*     Arrow Electronics, Inc.............................    510,838     28,990,056            0.6%
      Avnet, Inc.........................................    659,675     28,451,783            0.6%
*     Brocade Communications Systems, Inc................  1,885,092     17,550,207            0.4%
#*    First Solar, Inc...................................    629,345     42,474,494            0.9%
*     Ingram Micro, Inc. Class A.........................    789,039     21,272,491            0.4%
      Marvell Technology Group, Ltd......................  1,758,707     27,893,093            0.6%
      Other Securities...................................               532,902,393           10.6%
                                                                     --------------          ------
Total Information Technology.............................               718,168,511           14.5%
                                                                     --------------          ------
Materials -- (6.7%)
      Domtar Corp........................................    183,622     17,142,950            0.4%
      Reliance Steel & Aluminum Co.......................    417,707     29,582,010            0.6%
      Rock-Tenn Co. Class A..............................    176,292     16,855,278            0.3%
      Steel Dynamics, Inc................................    945,483     17,273,974            0.4%
#     United States Steel Corp...........................    741,765     19,300,725            0.4%
      Other Securities...................................               290,976,974            5.8%
                                                                     --------------          ------
Total Materials..........................................               391,131,911            7.9%
                                                                     --------------          ------
Other -- (0.0%)
      Other Securities...................................                        --            0.0%
                                                                     --------------          ------
Real Estate Investment Trusts -- (0.1%)
      Other Securities...................................                 3,457,010            0.1%
                                                                     --------------          ------
Telecommunication Services -- (1.1%)
      Other Securities...................................                62,739,830            1.3%
                                                                     --------------          ------
Utilities -- (0.5%)
      UGI Corp...........................................    449,464     20,985,474            0.4%
      Other Securities...................................                 6,488,366            0.2%
                                                                     --------------          ------
Total Utilities..........................................                27,473,840            0.6%
                                                                     --------------          ------
TOTAL COMMON STOCKS......................................             4,945,500,541           99.6%
                                                                     --------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities...................................                   682,686            0.0%
                                                                     --------------          ------

TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional Liquid Reserves, 0.074%. 15,510,701     15,510,701            0.3%
                                                                     --------------          ------

                                                           Shares/
                                                            Face
                                                           Amount
                                                           -------         -               -
                                                            (000)
SECURITIES LENDING COLLATERAL -- (14.9%)
(S)@  DFA Short Term Investment Fund..................... 74,872,147    866,270,744           17.4%
                                                                     --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $4,310,166,489)................................              $5,827,964,672          117.3%
                                                                     ==============          ======

U.S. TARGETED VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      Investments in Securities (Market Value)
                                 --------------------------------------------------
                                    Level 1       Level 2    Level 3     Total
                                 -------------- ------------ ------- --------------
Common Stocks
  Consumer Discretionary........ $  658,074,122 $     33,338   --    $  658,107,460
  Consumer Staples..............    161,380,997           --   --       161,380,997
  Energy........................    542,918,719           --   --       542,918,719
  Financials....................  1,226,962,595        7,512   --     1,226,970,107
  Health Care...................    312,001,682      211,481   --       312,213,163
  Industrials...................    840,937,331        1,662   --       840,938,993
  Information Technology........    718,168,511           --   --       718,168,511
  Materials.....................    391,131,911           --   --       391,131,911
  Other.........................             --           --   --                --
  Real Estate Investment Trusts.      3,457,010           --   --         3,457,010
  Telecommunication Services....     62,739,830           --   --        62,739,830
  Utilities.....................     27,473,840           --   --        27,473,840
Rights/Warrants.................             --      682,686   --           682,686
Temporary Cash Investments......     15,510,701           --   --        15,510,701
Securities Lending Collateral...             --  866,270,744   --       866,270,744
                                 -------------- ------------   --    --------------
TOTAL........................... $4,960,757,249 $867,207,423   --    $5,827,964,672
                                 ============== ============   ==    ==============


                See accompanying Notes to Financial Statements.

                        U.S. SMALL CAP VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                            Percentage
                                                  Shares       Value+     of Net Assets**
                                                  ------       ------     ---------------
COMMON STOCKS -- (83.9%)
Consumer Discretionary -- (12.3%)
*   Helen of Troy, Ltd..........................   842,455 $   52,821,928            0.5%
#*  Iconix Brand Group, Inc..................... 2,048,461     87,059,592            0.8%
*   Live Nation Entertainment, Inc.............. 2,763,163     57,694,843            0.5%
    Penske Automotive Group, Inc................ 1,250,616     57,353,250            0.5%
#   Rent-A-Center, Inc.......................... 1,812,734     52,949,960            0.5%
#   Scholastic Corp............................. 1,407,493     46,320,595            0.4%
*   Skechers U.S.A., Inc. Class A............... 1,138,657     46,673,550            0.4%
    Other Securities............................            1,166,377,767           10.8%
                                                           --------------          ------
Total Consumer Discretionary....................            1,567,251,485           14.4%
                                                           --------------          ------
Consumer Staples -- (2.6%)
#   Fresh Del Monte Produce, Inc................ 1,668,743     48,209,985            0.4%
*   Seaboard Corp...............................    18,588     45,317,544            0.4%
#   Universal Corp..............................   830,795     45,336,483            0.4%
    Other Securities............................              188,473,110            1.8%
                                                           --------------          ------
Total Consumer Staples..........................              327,337,122            3.0%
                                                           --------------          ------
Energy -- (10.2%)
#   Bristow Group, Inc.......................... 1,350,016    103,681,229            1.0%
#   Exterran Holdings, Inc...................... 2,367,691    101,858,067            0.9%
#*  Helix Energy Solutions Group, Inc........... 3,591,562     86,341,150            0.8%
#*  Hornbeck Offshore Services, Inc............. 1,311,935     54,353,467            0.5%
#*  SEACOR Holdings, Inc........................   572,132     47,710,087            0.4%
#   Western Refining, Inc....................... 1,084,054     47,156,349            0.4%
    Other Securities............................              861,451,752            7.9%
                                                           --------------          ------
Total Energy....................................            1,302,552,101           11.9%
                                                           --------------          ------
Financials -- (21.5%)
#   American Equity Investment Life Holding Co.. 2,111,537     49,241,043            0.5%
    Argo Group International Holdings, Ltd...... 1,019,162     45,271,176            0.4%
    Aspen Insurance Holdings, Ltd............... 1,316,288     60,259,665            0.6%
    CNO Financial Group, Inc.................... 8,473,636    146,170,221            1.3%
    Endurance Specialty Holdings, Ltd........... 1,345,668     68,386,848            0.6%
#   First American Financial Corp............... 1,825,531     48,559,125            0.5%
    Hanover Insurance Group, Inc. (The)......... 1,120,492     65,492,757            0.6%
    Kemper Corp................................. 1,652,800     65,136,848            0.6%
*   MBIA, Inc................................... 6,187,865     74,996,924            0.7%
#   Montpelier Re Holdings, Ltd................. 2,155,898     65,927,361            0.6%
#*  PHH Corp.................................... 2,038,158     48,447,016            0.5%
    Platinum Underwriters Holdings, Ltd.........   978,955     61,390,268            0.6%
    Susquehanna Bancshares, Inc................. 5,950,068     61,642,704            0.6%
#   Umpqua Holdings Corp........................ 4,077,772     67,813,348            0.6%
    Washington Federal, Inc..................... 2,231,745     48,161,057            0.5%
    Webster Financial Corp...................... 2,295,144     69,175,640            0.6%
#   Wintrust Financial Corp..................... 1,388,818     62,246,823            0.6%
    Other Securities............................            1,646,540,295           14.8%
                                                           --------------          ------
Total Financials................................            2,754,859,119           25.2%
                                                           --------------          ------
Health Care -- (4.4%)
*   LifePoint Hospitals, Inc.................... 1,892,213    105,812,551            1.0%
    Other Securities............................              460,081,866            4.2%
                                                           --------------          ------
Total Health Care...............................              565,894,417            5.2%
                                                           --------------          ------

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                                        Percentage
                                                            Shares        Value+      of Net Assets**
                                                            ------        ------      ---------------
Industrials -- (15.6%)
      AMERCO.............................................     343,691 $    85,960,556            0.8%
*     Avis Budget Group, Inc.............................   3,370,535     177,256,436            1.6%
*     Esterline Technologies Corp........................   1,145,345     124,865,512            1.2%
#     GATX Corp..........................................   1,763,892     115,764,232            1.1%
#*    JetBlue Airways Corp...............................  10,804,486      85,409,462            0.8%
#     Mobile Mini, Inc...................................   1,175,105      51,916,139            0.5%
      Other Securities...................................               1,358,678,571           12.3%
                                                                      ---------------          ------
Total Industrials........................................               1,999,850,908           18.3%
                                                                      ---------------          ------
Information Technology -- (11.8%)
*     Benchmark Electronics, Inc.........................   2,299,623      53,305,261            0.5%
#*    CACI International, Inc. Class A...................     827,960      57,667,414            0.5%
#     Convergys Corp.....................................   3,909,664      84,214,163            0.8%
#*    Fairchild Semiconductor International, Inc.........   3,649,415      46,457,053            0.4%
*     SYNNEX Corp........................................   1,217,746      82,051,726            0.8%
*     Tech Data Corp.....................................     947,224      59,192,028            0.5%
*     TriQuint Semiconductor, Inc........................   3,614,088      51,247,768            0.5%
#     Vishay Intertechnology, Inc........................   4,983,062      70,859,142            0.7%
      Other Securities...................................               1,006,139,840            9.1%
                                                                      ---------------          ------
Total Information Technology.............................               1,511,134,395           13.8%
                                                                      ---------------          ------
Materials -- (5.1%)
*     Graphic Packaging Holding Co.......................   5,789,957      59,404,959            0.5%
#*    Louisiana-Pacific Corp.............................   4,511,484      73,943,223            0.7%
      Other Securities...................................                 524,216,549            4.8%
                                                                      ---------------          ------
Total Materials..........................................                 657,564,731            6.0%
                                                                      ---------------          ------
Other -- (0.0%)
      Other Securities...................................                          --            0.0%
                                                                      ---------------          ------
Real Estate Investment Trusts -- (0.1%)
      Other Securities...................................                  10,368,599            0.1%
                                                                      ---------------          ------
Telecommunication Services -- (0.2%)
      Other Securities...................................                  27,904,905            0.3%
                                                                      ---------------          ------
Utilities -- (0.1%)
      Other Securities...................................                   7,480,762            0.1%
                                                                      ---------------          ------
TOTAL COMMON STOCKS......................................              10,732,198,544           98.3%
                                                                      ---------------          ------

PREFERRED STOCKS -- (0.0%)
Other -- (0.0%)
      Other Securities...................................                          --            0.0%
                                                                      ---------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities...................................                   2,716,551            0.0%
                                                                      ---------------          ------
TEMPORARY CASH INVESTMENTS -- (1.0%)
      State Street Institutional Liquid Reserves, 0.074%. 131,694,550     131,694,550            1.2%
                                                                      ---------------          ------

                                                            Shares/
                                                             Face
                                                            Amount
                                                            -------         -
                                                             (000)
SECURITIES LENDING COLLATERAL -- (15.1%)
(S)@  DFA Short Term Investment Fund..................... 166,620,285   1,927,796,697           17.7%
                                                                      ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $9,487,737,808)................................               $12,794,406,342          117.2%
                                                                      ===============          ======

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                         Investments in Securities (Market Value)
                                 -------------------------------------------------------
                                     Level 1         Level 2     Level 3      Total
                                 ---------------  -------------- ------- ---------------
Common Stocks
  Consumer Discretionary........ $ 1,567,239,203  $       12,282   --    $ 1,567,251,485
  Consumer Staples..............     327,337,122              --   --        327,337,122
  Energy........................   1,302,552,101              --   --      1,302,552,101
  Financials....................   2,754,809,216          49,903   --      2,754,859,119
  Health Care...................     564,629,295       1,265,122   --        565,894,417
  Industrials...................   1,999,841,403           9,505   --      1,999,850,908
  Information Technology........   1,511,134,395              --   --      1,511,134,395
  Materials.....................     657,564,731              --   --        657,564,731
  Other.........................              --              --   --                 --
  Real Estate Investment Trusts.      10,368,599              --   --         10,368,599
  Telecommunication Services....      27,904,905              --   --         27,904,905
  Utilities.....................       7,480,762              --   --          7,480,762
Preferred Stocks
  Other.........................              --              --   --                 --
Rights/Warrants                               --       2,716,551   --          2,716,551
Temporary Cash Investments......     131,694,550              --   --        131,694,550
Securities Lending Collateral                 --   1,927,796,697   --      1,927,796,697
Futures Contracts**.............      (4,123,080)             --   --         (4,123,080)
                                 ---------------  --------------   --    ---------------
TOTAL........................... $10,858,433,202  $1,931,850,060   --    $12,790,283,262
                                 ===============  ==============   ==    ===============

  **Not reflected in the Summary Schedule of Portfolio Holdings, valued at the unrealized appreciation/(depreciation) on the investment. (Note H)

                See accompanying Notes to Financial Statements.

                         U.S. CORE EQUITY 1 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                  Percentage
                                        Shares       Value+     of Net Assets**
                                        ------       ------     ---------------
COMMON STOCKS -- (91.7%)
Consumer Discretionary -- (12.7%)
*   Amazon.com, Inc...................   117,726 $   35,804,008            0.4%
    Comcast Corp. Class A.............   754,125     39,033,510            0.4%
    Home Depot, Inc. (The)............   418,549     33,278,831            0.4%
    McDonald's Corp...................   366,308     37,136,305            0.4%
    Walt Disney Co. (The).............   447,208     35,481,483            0.4%
    Other Securities..................            1,076,715,488           11.8%
                                                 --------------           -----
Total Consumer Discretionary..........            1,257,449,625           13.8%
                                                 --------------           -----
Consumer Staples -- (6.9%)
    Altria Group, Inc.................   732,996     29,400,469            0.3%
    Coca-Cola Co. (The)............... 1,231,353     50,226,889            0.6%
    CVS Caremark Corp.................   420,555     30,582,760            0.3%
    PepsiCo, Inc......................   548,723     47,129,818            0.5%
    Philip Morris International, Inc..   379,444     32,415,901            0.4%
    Procter & Gamble Co. (The)........   620,688     51,237,794            0.6%
    Wal-Mart Stores, Inc..............   614,660     48,994,549            0.5%
    Other Securities..................              393,831,831            4.3%
                                                 --------------           -----
Total Consumer Staples................              683,820,011            7.5%
                                                 --------------           -----
Energy -- (9.8%)
    Chevron Corp......................   731,435     91,809,721            1.0%
    ConocoPhillips....................   459,670     34,158,078            0.4%
    Exxon Mobil Corp.................. 1,886,883    193,235,688            2.1%
    Occidental Petroleum Corp.........   304,289     29,135,672            0.3%
    Schlumberger, Ltd.................   337,427     34,265,712            0.4%
    Other Securities..................              585,460,350            6.5%
                                                 --------------           -----
Total Energy..........................              968,065,221           10.7%
                                                 --------------           -----
Financials -- (14.4%)
    American Express Co...............   342,243     29,922,306            0.3%
    Bank of America Corp.............. 3,840,087     58,138,917            0.7%
*   Berkshire Hathaway, Inc. Class B..   406,267     52,347,503            0.6%
    Citigroup, Inc.................... 1,034,416     49,558,871            0.6%
    JPMorgan Chase & Co............... 1,360,498     76,160,678            0.8%
    U.S. Bancorp......................   640,200     26,107,356            0.3%
    Wells Fargo & Co.................. 1,811,112     89,903,600            1.0%
    Other Securities..................            1,042,247,501           11.4%
                                                 --------------           -----
Total Financials......................            1,424,386,732           15.7%
                                                 --------------           -----
Health Care -- (10.4%)
    AbbVie, Inc.......................   586,332     30,536,171            0.3%
*   Gilead Sciences, Inc..............   585,923     45,989,096            0.5%
    Johnson & Johnson.................   871,648     88,289,226            1.0%
    Merck & Co., Inc..................   801,185     46,917,394            0.5%
    Pfizer, Inc....................... 2,295,798     71,812,561            0.8%
    UnitedHealth Group, Inc...........   363,224     27,256,329            0.3%
    Other Securities..................              709,823,334            7.8%
                                                 --------------           -----
Total Health Care.....................            1,020,624,111           11.2%
                                                 --------------           -----
Industrials -- (12.4%)
    3M Co.............................   232,760     32,374,588            0.4%
    Boeing Co. (The)..................   264,277     34,097,019            0.4%
    General Electric Co............... 3,214,914     86,449,037            1.0%

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                                                    Percentage
                                                          Shares       Value+     of Net Assets**
                                                          ------       ------     ---------------
Industrials -- (Continued)
    Union Pacific Corp.................................    165,151 $   31,449,705            0.4%
    United Technologies Corp...........................    222,603     26,340,613            0.3%
    Other Securities...................................             1,016,675,164           11.0%
                                                                   --------------           -----
Total Industrials......................................             1,227,386,126           13.5%
                                                                   --------------           -----
Information Technology -- (16.0%)
    Apple, Inc.........................................    319,378    188,461,764            2.1%
    Cisco Systems, Inc.................................  1,871,862     43,258,731            0.5%
*   Facebook, Inc. Class A.............................    459,531     27,470,763            0.3%
*   Google, Inc. Class A...............................     68,974     36,892,813            0.4%
*   Google, Inc. Class C...............................     68,974     36,325,847            0.4%
    Hewlett-Packard Co.................................    931,583     30,798,134            0.4%
    Intel Corp.........................................  2,209,569     58,973,397            0.7%
    International Business Machines Corp...............    334,798     65,777,763            0.7%
    MasterCard, Inc. Class A...........................    384,167     28,255,483            0.3%
    Microsoft Corp.....................................  2,517,862    101,721,625            1.1%
    Oracle Corp........................................  1,063,571     43,478,782            0.5%
    QUALCOMM, Inc......................................    411,597     32,396,800            0.4%
    Visa, Inc. Class A.................................    127,752     25,883,833            0.3%
    Other Securities...................................               859,943,985            9.3%
                                                                   --------------           -----
Total Information Technology...........................             1,579,639,720           17.4%
                                                                   --------------           -----
Materials -- (4.5%)
    Other Securities...................................               442,316,665            4.9%
                                                                   --------------           -----
Other -- (0.0%)
    Other Securities...................................                        --            0.0%
                                                                   --------------           -----
Real Estate Investment Trusts -- (0.0%)
    Other Securities...................................                 1,984,308            0.0%
                                                                   --------------           -----
Telecommunication Services -- (2.0%)
    AT&T, Inc..........................................  2,012,756     71,855,389            0.8%
    Verizon Communications, Inc........................  1,347,334     62,960,918            0.7%
    Other Securities...................................                55,965,589            0.6%
                                                                   --------------           -----
Total Telecommunication Services.......................               190,781,896            2.1%
                                                                   --------------           -----
Utilities -- (2.6%)
    Other Securities...................................               257,742,240            2.8%
                                                                   --------------           -----
TOTAL COMMON STOCKS....................................             9,054,196,655           99.6%
                                                                   --------------           -----

PREFERRED STOCKS -- (0.0%)
Other -- (0.0%)
    Other Securities...................................                        --            0.0%
                                                                   --------------           -----

RIGHTS/WARRANTS -- (0.0%)
    Other Securities...................................                   153,458            0.0%
                                                                   --------------           -----

TEMPORARY CASH INVESTMENTS -- (0.3%)
    State Street Institutional Liquid Reserves, 0.074%. 30,400,127     30,400,127            0.3%
                                                                   --------------           -----


U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                         Shares/
                                          Face                      Percentage
                                         Amount        Value+     of Net Assets**
                                         -------       ------     ---------------
                                          (000)
SECURITIES LENDING COLLATERAL -- (8.0%)
(S)@   DFA Short Term Investment Fund.. 68,556,843 $  793,202,676            8.8%
                                                   --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $7,040,623,421)..............              $9,877,952,916          108.7%
                                                   ==============          ======

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      Investments in Securities (Market Value)
                                 --------------------------------------------------
                                    Level 1       Level 2    Level 3     Total
                                 -------------- ------------ ------- --------------
Common Stocks
  Consumer Discretionary........ $1,257,420,628 $     28,997   --    $1,257,449,625
  Consumer Staples..............    683,820,011           --   --       683,820,011
  Energy........................    968,065,221           --   --       968,065,221
  Financials....................  1,424,383,853        2,879   --     1,424,386,732
  Health Care...................  1,020,600,980       23,131   --     1,020,624,111
  Industrials...................  1,227,385,870          256   --     1,227,386,126
  Information Technology........  1,579,639,720           --   --     1,579,639,720
  Materials.....................    442,316,665           --   --       442,316,665
  Other.........................             --           --   --                --
  Real Estate Investment Trusts.      1,984,308           --   --         1,984,308
  Telecommunication Services....    190,781,896           --   --       190,781,896
  Utilities.....................    257,742,240           --   --       257,742,240
Preferred Stocks
  Other.........................             --           --   --                --
Rights/Warrants.................             --      153,458   --           153,458
Temporary Cash Investments......     30,400,127           --   --        30,400,127
Securities Lending Collateral...             --  793,202,676   --       793,202,676
                                 -------------- ------------   --    --------------
TOTAL........................... $9,084,541,519 $793,411,397   --    $9,877,952,916
                                 ============== ============   ==    ==============


                See accompanying Notes to Financial Statements.

                         U.S. CORE EQUITY 2 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                       Percentage
                                             Shares       Value+     of Net Assets**
                                             ------       ------     ---------------
COMMON STOCKS -- (91.0%)
Consumer Discretionary -- (11.9%)
    Comcast Corp. Class A.................. 1,101,420 $   57,009,499            0.5%
    Time Warner, Inc.......................   517,992     34,425,748            0.3%
    Twenty-First Century Fox, Inc. Class A.   846,333     27,099,583            0.2%
    Walt Disney Co. (The)..................   830,524     65,893,774            0.6%
    Other Securities.......................            1,314,336,060           11.5%
                                                      --------------           -----
Total Consumer Discretionary...............            1,498,764,664           13.1%
                                                      --------------           -----
Consumer Staples -- (5.7%)
    Coca-Cola Co. (The)....................   710,972     29,000,548            0.3%
    CVS Caremark Corp......................   680,040     49,452,509            0.4%
    Mondelez International, Inc. Class A...   938,871     33,470,751            0.3%
    PepsiCo, Inc...........................   321,785     27,638,114            0.3%
    Procter & Gamble Co. (The).............   646,219     53,345,378            0.5%
    Wal-Mart Stores, Inc...................   773,229     61,634,084            0.5%
    Other Securities.......................              456,824,401            3.9%
                                                      --------------           -----
Total Consumer Staples.....................              711,365,785            6.2%
                                                      --------------           -----
Energy -- (11.2%)
    Anadarko Petroleum Corp................   289,878     28,703,720            0.3%
    Chevron Corp........................... 1,126,532    141,402,297            1.2%
    ConocoPhillips.........................   719,368     53,456,236            0.5%
    EOG Resources, Inc.....................   313,746     30,747,108            0.3%
    Exxon Mobil Corp....................... 3,041,760    311,506,642            2.7%
    Occidental Petroleum Corp..............   470,771     45,076,323            0.4%
    Phillips 66............................   330,183     27,477,829            0.2%
    Schlumberger, Ltd......................   324,889     32,992,478            0.3%
    Other Securities.......................              741,633,360            6.4%
                                                      --------------           -----
Total Energy...............................            1,412,995,993           12.3%
                                                      --------------           -----
Financials -- (16.9%)
    American International Group, Inc......   794,955     42,235,959            0.4%
    Ameriprise Financial, Inc..............   219,392     24,490,729            0.2%
    Bank of America Corp................... 5,487,830     83,085,746            0.7%
*   Berkshire Hathaway, Inc. Class B.......   232,188     29,917,424            0.3%
    Citigroup, Inc......................... 1,691,954     81,061,516            0.7%
    Goldman Sachs Group, Inc. (The)........   245,156     39,180,832            0.4%
    JPMorgan Chase & Co.................... 2,211,559    123,803,073            1.1%
    U.S. Bancorp........................... 1,031,884     42,080,230            0.4%
    Wells Fargo & Co....................... 2,946,809    146,279,599            1.3%
    Other Securities.......................            1,511,570,030           13.0%
                                                      --------------           -----
Total Financials...........................            2,123,705,138           18.5%
                                                      --------------           -----
Health Care -- (9.8%)
    Amgen, Inc.............................   259,507     28,999,907            0.3%
*   Express Scripts Holding Co.............   462,397     30,786,392            0.3%
    Johnson & Johnson......................   664,537     67,310,953            0.6%
    Merck & Co., Inc....................... 1,401,705     82,083,845            0.7%
    Pfizer, Inc............................ 3,831,803    119,858,798            1.1%
    UnitedHealth Group, Inc................   576,403     43,253,281            0.4%
    Zoetis, Inc............................   936,170     28,328,504            0.3%
    Other Securities.......................              829,025,218            7.0%
                                                      --------------           -----
Total Health Care..........................            1,229,646,898           10.7%
                                                      --------------           -----

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                     Percentage
                                                          Shares       Value+      of Net Assets**
                                                          ------       ------      ---------------
Industrials -- (12.8%)
    Caterpillar, Inc...................................    237,421 $    25,024,173            0.2%
    General Electric Co................................  5,351,514     143,902,211            1.3%
    Union Pacific Corp.................................    267,041      50,852,618            0.5%
    Other Securities...................................              1,391,070,871           12.0%
                                                                   ---------------           -----
Total Industrials......................................              1,610,849,873           14.0%
                                                                   ---------------           -----
Information Technology -- (14.0%)
    Apple, Inc.........................................    318,984     188,229,269            1.7%
    Cisco Systems, Inc.................................  3,101,253      71,669,957            0.6%
    EMC Corp...........................................  1,136,231      29,314,760            0.3%
    Hewlett-Packard Co.................................  1,806,885      59,735,618            0.5%
    Intel Corp.........................................  3,577,014      95,470,504            0.8%
    International Business Machines Corp...............    159,105      31,259,359            0.3%
*   Micron Technology, Inc.............................  1,086,356      28,375,619            0.3%
    Microsoft Corp.....................................  1,623,715      65,598,086            0.6%
    Oracle Corp........................................    676,733      27,664,845            0.3%
    Visa, Inc. Class A.................................    196,429      39,798,480            0.4%
    Other Securities...................................              1,120,511,351            9.5%
                                                                   ---------------           -----
Total Information Technology...........................              1,757,627,848           15.3%
                                                                   ---------------           -----
Materials -- (4.7%)
    Dow Chemical Co. (The).............................    627,320      31,303,268            0.3%
    Other Securities...................................                555,457,079            4.8%
                                                                   ---------------           -----
Total Materials........................................                586,760,347            5.1%
                                                                   ---------------           -----

Other -- (0.0%)
    Other Securities...................................                         --            0.0%
                                                                   ---------------           -----

Real Estate Investment Trusts -- (0.0%)
    Other Securities...................................                    547,524            0.0%
                                                                   ---------------           -----

Telecommunication Services -- (2.2%)
    AT&T, Inc..........................................  3,399,091     121,347,549            1.1%
    Verizon Communications, Inc........................  1,787,444      83,527,258            0.7%
    Other Securities...................................                 73,034,442            0.6%
                                                                   ---------------           -----
Total Telecommunication Services.......................                277,909,249            2.4%
                                                                   ---------------           -----

Utilities -- (1.8%)
    Other Securities...................................                231,094,679            2.0%
                                                                   ---------------           -----
TOTAL COMMON STOCKS....................................             11,441,267,998           99.6%
                                                                   ---------------           -----

PREFERRED STOCKS -- (0.0%)
Other -- (0.0%)
    Other Securities...................................                         --            0.0%
                                                                   ---------------           -----

RIGHTS/WARRANTS -- (0.0%)
    Other Securities...................................                    276,051            0.0%
                                                                   ---------------           -----

TEMPORARY CASH INVESTMENTS -- (0.5%)
    State Street Institutional Liquid Reserves, 0.074%. 60,382,618      60,382,618            0.5%
                                                                   ---------------           -----

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                         Shares/
                                          Face                       Percentage
                                         Amount        Value+      of Net Assets**
                                         -------       ------      ---------------
                                          (000)
SECURITIES LENDING COLLATERAL -- (8.5%)
(S)@   DFA Short Term Investment Fund.. 92,686,728 $ 1,072,385,449            9.3%
                                                   ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
       (Cost $8,675,132,024)...........            $12,574,312,116          109.4%
                                                   ===============          ======

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                        Investments in Securities (Market Value)
                                 ------------------------------------------------------
                                     Level 1        Level 2     Level 3      Total
                                 --------------- -------------- ------- ---------------
Common Stocks
  Consumer Discretionary........ $ 1,498,711,426 $       53,238   --    $ 1,498,764,664
  Consumer Staples..............     711,365,785             --   --        711,365,785
  Energy........................   1,412,995,993             --   --      1,412,995,993
  Financials....................   2,123,698,674          6,464   --      2,123,705,138
  Health Care...................   1,229,592,912         53,986   --      1,229,646,898
  Industrials...................   1,610,849,230            643   --      1,610,849,873
  Information Technology........   1,757,627,848             --   --      1,757,627,848
  Materials.....................     586,760,347             --   --        586,760,347
  Other.........................              --             --   --                 --
  Real Estate Investment Trusts.         547,524             --   --            547,524
  Telecommunication Services....     277,909,249             --   --        277,909,249
  Utilities.....................     231,094,679             --   --        231,094,679
Preferred Stocks
  Other.........................              --             --   --                 --
Rights/Warrants.................              --        276,051   --            276,051
Temporary Cash Investments......      60,382,618             --   --         60,382,618
Securities Lending Collateral...              --  1,072,385,449   --      1,072,385,449
                                 --------------- --------------   --    ---------------
TOTAL........................... $11,501,536,285 $1,072,775,831   --    $12,574,312,116
                                 =============== ==============   ==    ===============

                See accompanying Notes to Financial Statements.

                         U.S. VECTOR EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                            Percentage
                                                    Shares      Value+    of Net Assets**
                                                    ------      ------    ---------------
COMMON STOCKS -- (88.2%)
Consumer Discretionary -- (11.9%)
    Comcast Corp. Class A.........................   336,814 $ 17,433,493            0.6%
    Walt Disney Co. (The).........................   118,253    9,382,193            0.3%
    Other Securities..............................            401,632,968           12.5%
                                                             ------------           -----
Total Consumer Discretionary......................            428,448,654           13.4%
                                                             ------------           -----
Consumer Staples -- (4.3%)
    CVS Caremark Corp.............................   113,204    8,232,195            0.3%
    Mondelez International, Inc. Class A..........   234,487    8,359,462            0.3%
    Procter & Gamble Co. (The)....................   105,525    8,711,089            0.3%
    Tyson Foods, Inc. Class A.....................   164,162    6,889,879            0.2%
    Wal-Mart Stores, Inc..........................   102,008    8,131,058            0.3%
    Other Securities..............................            113,596,910            3.4%
                                                             ------------           -----
Total Consumer Staples............................            153,920,593            4.8%
                                                             ------------           -----
Energy -- (11.3%)
    Anadarko Petroleum Corp.......................    78,236    7,746,929            0.3%
    Chesapeake Energy Corp........................   411,342   11,826,082            0.4%
    Chevron Corp..................................   304,598   38,233,141            1.2%
    ConocoPhillips................................   202,245   15,028,826            0.5%
    Exxon Mobil Corp..............................   436,562   44,708,314            1.4%
    Nabors Industries, Ltd........................   272,425    6,952,286            0.2%
    Occidental Petroleum Corp.....................   138,481   13,259,556            0.4%
    Phillips 66...................................    91,273    7,595,739            0.2%
    Tesoro Corp...................................   131,157    7,382,828            0.2%
*   Weatherford International, Ltd................   429,641    9,022,461            0.3%
    Other Securities..............................            247,244,735            7.7%
                                                             ------------           -----
Total Energy......................................            409,000,897           12.8%
                                                             ------------           -----
Financials -- (20.5%)
    American Financial Group, Inc.................   125,705    7,344,943            0.2%
    American International Group, Inc.............   128,798    6,843,038            0.2%
    Ameriprise Financial, Inc.....................    68,100    7,602,003            0.3%
    Bank of America Corp.......................... 1,375,380   20,823,253            0.7%
    Citigroup, Inc................................   394,453   18,898,243            0.6%
    Goldman Sachs Group, Inc. (The)...............    52,050    8,318,631            0.3%
    Hartford Financial Services Group, Inc. (The).   282,497   10,133,167            0.3%
    JPMorgan Chase & Co...........................   570,669   31,946,051            1.0%
    Lincoln National Corp.........................   152,570    7,401,171            0.2%
#   M&T Bank Corp.................................    62,325    7,604,273            0.3%
    MetLife, Inc..................................   134,576    7,045,054            0.2%
    Principal Financial Group, Inc................   157,281    7,367,042            0.2%
    Regions Financial Corp........................   681,506    6,910,471            0.2%
    Wells Fargo & Co..............................   664,411   32,981,362            1.0%
    Other Securities..............................            560,785,700           17.5%
                                                             ------------           -----
Total Financials..................................            742,004,402           23.2%
                                                             ------------           -----
Health Care -- (7.1%)
    Johnson & Johnson.............................    90,092    9,125,419            0.3%
    Merck & Co., Inc..............................   149,737    8,768,599            0.3%
    Pfizer, Inc...................................   459,005   14,357,676            0.5%
    Other Securities..............................            223,631,656            6.9%
                                                             ------------           -----
Total Health Care.................................            255,883,350            8.0%
                                                             ------------           -----

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                                      Percentage
                                                           Shares        Value+     of Net Assets**
                                                           ------        ------     ---------------
Industrials -- (12.6%)
      General Electric Co................................    773,205 $   20,791,482            0.7%
      Southwest Airlines Co..............................    457,205     11,050,645            0.4%
      Union Pacific Corp.................................     38,051      7,246,052            0.2%
      Other Securities...................................               415,579,849           12.9%
                                                                     --------------          ------
Total Industrials........................................               454,668,028           14.2%
                                                                     --------------          ------
Information Technology -- (12.2%)
      Apple, Inc.........................................     44,049     25,992,874            0.8%
      Fidelity National Information Services, Inc........    135,134      7,220,210            0.2%
      Hewlett-Packard Co.................................    265,841      8,788,703            0.3%
      IAC/InterActiveCorp................................    115,491      7,654,743            0.3%
      Intel Corp.........................................    534,019     14,252,967            0.5%
*     Micron Technology, Inc.............................    569,578     14,877,377            0.5%
      Visa, Inc. Class A.................................     37,703      7,639,005            0.3%
      Western Digital Corp...............................    122,881     10,829,503            0.4%
      Xerox Corp.........................................    731,469      8,843,460            0.3%
      Other Securities...................................               333,621,346           10.1%
                                                                     --------------          ------
Total Information Technology.............................               439,720,188           13.7%
                                                                     --------------          ------
Materials -- (5.3%)
      Alcoa, Inc.........................................    555,703      7,485,319            0.3%
      Other Securities...................................               184,217,343            5.7%
                                                                     --------------          ------
Total Materials..........................................               191,702,662            6.0%
                                                                     --------------          ------
Other -- (0.0%)
      Other Securities...................................                        --            0.0%
                                                                     --------------          ------
Real Estate Investment Trusts -- (0.0%)
      Other Securities...................................                   348,570            0.0%
                                                                     --------------          ------
Telecommunication Services -- (1.9%)
      AT&T, Inc..........................................    796,344     28,429,481            0.9%
#     Frontier Communications Corp.......................  1,416,600      8,428,770            0.3%
      Verizon Communications, Inc........................    259,639     12,132,931            0.4%
      Other Securities...................................                21,569,670            0.6%
                                                                     --------------          ------
Total Telecommunication Services.........................                70,560,852            2.2%
                                                                     --------------          ------
Utilities -- (1.1%)
      Other Securities...................................                40,459,179            1.3%
                                                                     --------------          ------
TOTAL COMMON STOCKS......................................             3,186,717,375           99.6%
                                                                     --------------          ------
RIGHTS/WARRANTS -- (0.0%)
      Other Securities...................................                   115,879            0.0%
                                                                     --------------          ------
TEMPORARY CASH INVESTMENTS -- (0.1%)
      State Street Institutional Liquid Reserves, 0.074%.  4,430,137      4,430,137            0.1%
                                                                     --------------          ------

                                                           Shares/
                                                            Face
                                                           Amount
                                                           -------
                                                            (000)
SECURITIES LENDING COLLATERAL -- (11.7%)
(S)@  DFA Short Term Investment Fund..................... 36,602,480    423,490,694           13.2%
                                                                     --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,520,716,777)................................              $3,614,754,085          112.9%
                                                                     ==============          ======

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      Investments in Securities (Market Value)
                                 --------------------------------------------------
                                    Level 1       Level 2    Level 3     Total
                                 -------------- ------------ ------- --------------
Common Stocks
  Consumer Discretionary........ $  428,433,899 $     14,755   --    $  428,448,654
  Consumer Staples..............    153,920,593           --   --       153,920,593
  Energy........................    409,000,897           --   --       409,000,897
  Financials....................    742,001,713        2,689   --       742,004,402
  Health Care...................    255,844,065       39,285   --       255,883,350
  Industrials...................    454,667,543          485   --       454,668,028
  Information Technology........    439,720,188           --   --       439,720,188
  Materials.....................    191,702,662           --   --       191,702,662
  Other.........................             --           --   --                --
  Real Estate Investment Trusts.        348,570           --   --           348,570
  Telecommunication Services....     70,560,852           --   --        70,560,852
  Utilities.....................     40,459,179           --   --        40,459,179
Rights/Warrants.................             --      115,879   --           115,879
Temporary Cash Investments......      4,430,137           --   --         4,430,137
Securities Lending Collateral...             --  423,490,694   --       423,490,694
                                 -------------- ------------   --    --------------
TOTAL........................... $3,191,090,298 $423,663,787   --    $3,614,754,085
                                 ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                           U.S. SMALL CAP PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                               Percentage
                                                     Shares       Value+     of Net Assets**
                                                     ------       ------     ---------------
COMMON STOCKS -- (79.8%)
Consumer Discretionary -- (13.9%)
*   Buffalo Wild Wings, Inc........................   154,231 $   22,536,234            0.3%
#   Cheesecake Factory, Inc. (The).................   395,850     17,769,706            0.2%
#*  Deckers Outdoor Corp...........................   252,472     19,932,664            0.2%
    Men's Wearhouse, Inc. (The)....................   366,998     17,388,365            0.2%
#   Pool Corp......................................   297,781     17,575,035            0.2%
#   Thor Industries, Inc...........................   280,232     17,057,722            0.2%
    Other Securities...............................            1,344,069,552           16.1%
                                                              --------------          ------
Total Consumer Discretionary.......................            1,456,329,278           17.4%
                                                              --------------          ------
Consumer Staples -- (3.1%)
    Other Securities...............................              324,070,330            3.9%
                                                              --------------          ------
Energy -- (5.0%)
    Bristow Group, Inc.............................   240,116     18,440,909            0.2%
#*  Carrizo Oil & Gas, Inc.........................   362,513     19,945,465            0.2%
#   Exterran Holdings, Inc.........................   427,513     18,391,609            0.2%
#   Western Refining, Inc..........................   474,279     20,631,136            0.3%
    Other Securities...............................              442,818,280            5.3%
                                                              --------------          ------
Total Energy.......................................              520,227,399            6.2%
                                                              --------------          ------
Financials -- (13.2%)
    Aspen Insurance Holdings, Ltd..................   393,938     18,034,482            0.2%
#   Bank of Hawaii Corp............................   311,016     17,158,753            0.2%
    CNO Financial Group, Inc.......................   978,475     16,878,694            0.2%
    PacWest Bancorp................................   529,478     20,845,549            0.3%
#*  Portfolio Recovery Associates, Inc.............   311,847     17,822,056            0.2%
*   Stifel Financial Corp..........................   367,302     17,178,715            0.2%
#   TCF Financial Corp............................. 1,122,858     17,628,871            0.2%
    Webster Financial Corp.........................   593,754     17,895,746            0.2%
    Other Securities...............................            1,241,022,930           14.8%
                                                              --------------          ------
Total Financials...................................            1,384,465,796           16.5%
                                                              --------------          ------
Health Care -- (7.5%)
*   Charles River Laboratories International, Inc..   349,228     18,760,528            0.2%
#*  Myriad Genetics, Inc...........................   502,527     21,211,665            0.3%
    STERIS Corp....................................   351,014     16,866,223            0.2%
*   VCA Antech, Inc................................   590,362     18,082,788            0.2%
    Other Securities...............................              708,767,643            8.4%
                                                              --------------          ------
Total Health Care..................................              783,688,847            9.3%
                                                              --------------          ------
Industrials -- (14.7%)
#   Alliant Techsystems, Inc.......................   169,067     24,382,843            0.3%
    AMERCO.........................................    73,355     18,346,819            0.2%
#*  Avis Budget Group, Inc.........................   435,404     22,897,896            0.3%
    Deluxe Corp....................................   335,346     18,427,263            0.2%
#   EnerSys, Inc...................................   269,950     18,243,221            0.2%
*   Esterline Technologies Corp....................   177,418     19,342,110            0.2%
    Huntington Ingalls Industries, Inc.............   227,971     23,481,013            0.3%
#   Landstar System, Inc...........................   277,211     17,461,521            0.2%
#   Manitowoc Co., Inc. (The)......................   789,124     25,078,361            0.3%
#*  MasTec, Inc....................................   498,398     19,726,593            0.2%
*   Middleby Corp. (The)...........................    73,604     18,583,538            0.2%

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                         Percentage
                                             Shares        Value+      of Net Assets**
                                             ------        ------      ---------------
Industrials -- (Continued)
*     Spirit Airlines, Inc................     478,914 $    27,221,472            0.3%
      Other Securities....................               1,283,126,117           15.4%
                                                       ---------------          ------
Total Industrials.........................               1,536,318,767           18.3%
                                                       ---------------          ------
Information Technology -- (14.7%)
      Anixter International, Inc..........     180,205      17,656,486            0.2%
*     ARRIS Group, Inc....................     747,557      19,503,762            0.2%
      Belden, Inc.........................     250,180      18,465,786            0.2%
#*    Finisar Corp........................     716,199      18,728,604            0.2%
#     Lexmark International, Inc. Class A.     437,283      18,803,169            0.2%
*     RF Micro Devices, Inc...............   2,305,447      19,457,973            0.2%
#*    SunEdison, Inc......................   1,202,919      23,132,132            0.3%
#*    Synaptics, Inc......................     276,279      17,170,740            0.2%
*     Zebra Technologies Corp. Class A....     306,956      21,315,025            0.3%
      Other Securities....................               1,368,724,282           16.4%
                                                       ---------------          ------
Total Information Technology..............               1,542,957,959           18.4%
                                                       ---------------          ------
Materials -- (4.4%)
*     KapStone Paper and Packaging Corp...     665,719      17,561,667            0.2%
#     PolyOne Corp........................     529,913      19,855,840            0.2%
      Sensient Technologies Corp..........     327,419      17,696,997            0.2%
      Worthington Industries, Inc.........     463,710      17,064,528            0.2%
      Other Securities....................                 393,298,139            4.7%
                                                       ---------------          ------
Total Materials...........................                 465,477,171            5.5%
                                                       ---------------          ------
Other -- (0.0%)
      Other Securities....................                          --            0.0%
                                                       ---------------          ------
Real Estate Investment Trusts -- (0.1%)
      Other Securities....................                   6,475,221            0.1%
                                                       ---------------          ------
Telecommunication Services -- (0.5%)
      Other Securities....................                  50,995,661            0.6%
                                                       ---------------          ------
Utilities -- (2.7%)
      Black Hills Corp....................     299,559      17,299,532            0.2%
#     IDACORP, Inc........................     331,395      18,604,515            0.2%
#     Portland General Electric Co........     503,278      16,844,715            0.2%
      Other Securities....................                 236,745,206            2.8%
                                                       ---------------          ------
Total Utilities...........................                 289,493,968            3.4%
                                                       ---------------          ------
TOTAL COMMON STOCKS.......................               8,360,500,397           99.6%
                                                       ---------------          ------

PREFERRED STOCKS -- (0.0%)
Other -- (0.0%)
      Other Securities....................                          --            0.0%
                                                       ---------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities....................                     806,391            0.0%
                                                       ---------------          ------

                                             Shares/
                                              Face
                                             Amount
                                             -------         -                -
                                              (000)
SECURITIES LENDING COLLATERAL -- (20.2%)
(S)@  DFA Short Term Investment Fund...... 182,508,338   2,111,621,465           25.2%
                                                       ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $8,157,126,718).................               $10,472,928,253          124.8%
                                                       ===============          ======

U.S. SMALL CAP PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                       Investments in Securities (Market Value)
                                 -----------------------------------------------------
                                    Level 1        Level 2     Level 3      Total
                                 -------------- -------------- ------- ---------------
Common Stocks
  Consumer Discretionary........ $1,456,311,570 $       17,708   --    $ 1,456,329,278
  Consumer Staples..............    324,070,330             --   --        324,070,330
  Energy........................    520,227,399             --   --        520,227,399
  Financials....................  1,384,444,603         21,193   --      1,384,465,796
  Health Care...................    783,552,244        136,603   --        783,688,847
  Industrials...................  1,536,314,041          4,726   --      1,536,318,767
  Information Technology........  1,542,957,959             --   --      1,542,957,959
  Materials.....................    465,477,171             --   --        465,477,171
  Other.........................             --             --   --                 --
  Real Estate Investment Trusts.      6,475,221             --   --          6,475,221
  Telecommunication Services....     50,995,661             --   --         50,995,661
  Utilities.....................    289,493,968             --   --        289,493,968
Preferred Stocks
  Other.........................             --             --   --                 --
Rights/Warrants.................             --        806,391   --            806,391
Securities Lending Collateral...             --  2,111,621,465   --      2,111,621,465
                                 -------------- --------------   --    ---------------
TOTAL........................... $8,360,320,167 $2,112,608,086   --    $10,472,928,253
                                 ============== ==============   ==    ===============

                See accompanying Notes to Financial Statements.

                           U.S. MICRO CAP PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                Percentage
                                         Shares     Value+    of Net Assets**
                                         ------     ------    ---------------
  COMMON STOCKS -- (83.4%)
  Consumer Discretionary -- (14.7%)
  *   Asbury Automotive Group, Inc...... 272,113 $ 16,800,257            0.4%
  #*  Conn's, Inc....................... 297,054   13,138,698            0.3%
      Finish Line, Inc. (The) Class A... 566,582   15,598,002            0.3%
  #*  G-III Apparel Group, Ltd.......... 192,344   13,804,529            0.3%
  #*  Grand Canyon Education, Inc....... 367,324   15,839,011            0.3%
  *   Helen of Troy, Ltd................ 194,371   12,187,062            0.3%
      La-Z-Boy, Inc..................... 560,610   13,583,580            0.3%
      Papa John's International, Inc.... 398,990   17,499,701            0.4%
  #*  Pinnacle Entertainment, Inc....... 540,950   12,587,906            0.3%
  #*  Sonic Corp........................ 614,578   11,701,565            0.3%
  #   Sturm Ruger & Co., Inc............ 185,803   11,956,423            0.3%
      Other Securities..................          688,649,062           14.1%
                                                 ------------          ------
  Total Consumer Discretionary..........          843,345,796           17.6%
                                                 ------------          ------
  Consumer Staples -- (3.5%)
      Andersons, Inc. (The)............. 247,908   15,442,189            0.3%
  #   Cal-Maine Foods, Inc.............. 201,183   11,996,542            0.3%
      J&J Snack Foods Corp.............. 162,568   15,216,365            0.3%
  #*  Susser Holdings Corp.............. 245,851   19,023,950            0.4%
      Other Securities..................          138,857,525            2.9%
                                                 ------------          ------
  Total Consumer Staples................          200,536,571            4.2%
                                                 ------------          ------
  Energy -- (5.2%)
  *   Carrizo Oil & Gas, Inc............ 216,987   11,938,625            0.3%
  *   Clayton Williams Energy, Inc...... 109,912   15,880,086            0.3%
      EnLink Midstream LLC.............. 460,526   16,270,384            0.3%
  #*  EPL Oil & Gas, Inc................ 309,088   12,097,704            0.3%
  *   Rex Energy Corp................... 567,510   11,951,761            0.3%
      Other Securities..................          228,737,824            4.7%
                                                 ------------          ------
  Total Energy..........................          296,876,384            6.2%
                                                 ------------          ------
  Financials -- (14.3%)
  #*  Encore Capital Group, Inc......... 293,377   12,679,754            0.3%
  #   FBL Financial Group, Inc. Class A. 271,426   12,135,456            0.3%
      Horace Mann Educators Corp........ 426,348   12,820,284            0.3%
  *   Western Alliance Bancorp.......... 615,654   14,203,138            0.3%
      Other Securities..................          766,060,935           15.8%
                                                 ------------          ------
  Total Financials......................          817,899,567           17.0%
                                                 ------------          ------
  Health Care -- (8.1%)
  *   Amsurg Corp....................... 290,077   12,563,235            0.3%
      CONMED Corp....................... 254,463   11,789,271            0.3%
  *   Corvel Corp....................... 270,276   12,308,369            0.3%
  *   NuVasive, Inc..................... 346,328   11,674,717            0.2%
  *   Prestige Brands Holdings, Inc..... 349,826   11,726,167            0.3%
      Other Securities..................          401,549,501            8.2%
                                                 ------------          ------
  Total Health Care.....................          461,611,260            9.6%
                                                 ------------          ------
  Industrials -- (15.5%)
  #   AAON, Inc......................... 412,028   11,680,994            0.2%
  #   American Railcar Industries, Inc.. 183,840   12,765,850            0.3%
  #*  EnPro Industries, Inc............. 205,444   14,629,667            0.3%
  #*  Greenbrier Cos., Inc. (The)....... 233,628   12,251,452            0.3%

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                                                      Percentage
                                                           Shares        Value+     of Net Assets**
                                                           ------        ------     ---------------
Industrials -- (Continued)
*     H&E Equipment Services, Inc........................    315,381 $   12,157,938            0.3%
*     Huron Consulting Group, Inc........................    164,171     11,688,975            0.2%
      Mueller Water Products, Inc. Class A...............  1,433,001     13,068,969            0.3%
#     Raven Industries, Inc..............................    372,560     11,512,104            0.2%
      Other Securities...................................               789,855,016           16.4%
                                                                     --------------          ------
Total Industrials........................................               889,610,965           18.5%
                                                                     --------------          ------
Information Technology -- (14.7%)
*     Electronics for Imaging, Inc.......................    378,928     14,319,689            0.3%
#     Heartland Payment Systems, Inc.....................    339,474     13,898,066            0.3%
*     iGATE Corp.........................................    444,069     16,252,925            0.3%
*     Integrated Device Technology, Inc..................  1,086,430     12,678,638            0.3%
*     Manhattan Associates, Inc..........................    797,364     25,140,887            0.5%
      Methode Electronics, Inc...........................    439,533     12,192,645            0.3%
*     Netscout Systems, Inc..............................    328,700     12,806,152            0.3%
#*    SunEdison, Inc.....................................  1,431,312     27,524,130            0.6%
#*    Tyler Technologies, Inc............................    200,480     16,369,192            0.3%
      Other Securities...................................               690,094,080           14.3%
                                                                     --------------          ------
Total Information Technology.............................               841,276,404           17.5%
                                                                     --------------          ------
Materials -- (5.0%)
      AMCOL International Corp...........................    270,805     12,416,409            0.3%
*     Clearwater Paper Corp..............................    188,063     11,545,188            0.2%
#*    Flotek Industries, Inc.............................    458,236     12,835,190            0.3%
*     KapStone Paper and Packaging Corp..................    640,153     16,887,236            0.4%
      Other Securities...................................               229,804,098            4.7%
                                                                     --------------          ------
Total Materials..........................................               283,488,121            5.9%
                                                                     --------------          ------
Other -- (0.0%)
      Other Securities...................................                        --            0.0%
                                                                     --------------          ------
Telecommunication Services -- (1.0%)
      Other Securities...................................                54,707,698            1.1%
                                                                     --------------          ------
Utilities -- (1.4%)
      Other Securities...................................                81,698,194            1.7%
                                                                     --------------          ------
TOTAL COMMON STOCKS                                                   4,771,050,960           99.3%
                                                                     --------------          ------

PREFERRED STOCKS -- (0.0%)
Other -- (0.0%)
      Other Securities...................................                        --            0.0%
                                                                     --------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities...................................                   442,939            0.0%
                                                                     --------------          ------

TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional Liquid Reserves, 0.074%. 13,684,516     13,684,516            0.3%
                                                                     --------------          ------

                                                           Shares/
                                                            Face
                                                           Amount
                                                           -------         -               -
                                                            (000)
SECURITIES LENDING COLLATERAL -- (16.4%)
(S)@  DFA Short Term Investment Fund..................... 80,788,021    934,717,403           19.5%
                                                                     --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $4,074,714,677)................................              $5,719,895,818          119.1%
                                                                     ==============          ======

U.S. MICRO CAP PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                               --------------------------------------------------
                                  Level 1       Level 2    Level 3     Total
                               -------------- ------------ ------- --------------
Common Stocks
  Consumer Discretionary...... $  843,342,070 $      3,726   --    $  843,345,796
  Consumer Staples............    200,536,571           --   --       200,536,571
  Energy......................    296,876,384           --   --       296,876,384
  Financials..................    817,859,351       40,216   --       817,899,567
  Health Care.................    461,416,467      194,793   --       461,611,260
  Industrials.................    889,606,810        4,155   --       889,610,965
  Information Technology......    841,276,404           --   --       841,276,404
  Materials...................    283,488,121           --   --       283,488,121
  Other.......................             --           --   --                --
  Telecommunication Services..     54,707,698           --   --        54,707,698
  Utilities...................     81,698,194           --   --        81,698,194
Preferred Stocks
  Other.......................             --           --   --                --
Rights/Warrants...............             --      442,939   --           442,939
Temporary Cash Investments....     13,684,516           --   --        13,684,516
Securities Lending Collateral.             --  934,717,403   --       934,717,403
                               -------------- ------------   --    --------------
TOTAL......................... $4,784,492,586 $935,403,232   --    $5,719,895,818
                               ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                     DFA REAL ESTATE SECURITIES PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                              Percentage
                                                    Shares       Value+     of Net Assets**
                                                    ------       ------     ---------------
COMMON STOCKS -- (90.4%)
Real Estate Investment Trusts -- (90.4%)
    Alexandria Real Estate Equities, Inc..........   752,209 $   55,528,068            1.0%
    American Campus Communities, Inc.............. 1,102,469     42,114,316            0.8%
#   American Realty Capital Properties, Inc....... 2,343,374     30,674,766            0.5%
    Apartment Investment & Management Co. Class A. 1,543,197     47,576,763            0.9%
    AvalonBay Communities, Inc.................... 1,289,209    176,041,489            3.2%
    BioMed Realty Trust, Inc...................... 2,007,467     41,956,060            0.8%
    Boston Properties, Inc........................ 1,593,847    186,703,238            3.4%
    Camden Property Trust.........................   899,150     61,582,783            1.1%
#   CBL & Associates Properties, Inc.............. 1,712,564     31,117,288            0.6%
#   DDR Corp...................................... 3,171,416     54,453,213            1.0%
#   Digital Realty Trust, Inc..................... 1,335,363     71,308,384            1.3%
    Douglas Emmett, Inc........................... 1,411,552     38,958,835            0.7%
    Duke Realty Corp.............................. 3,429,756     60,089,325            1.1%
#   EPR Properties................................   539,553     28,925,436            0.5%
    Equity Lifestyle Properties, Inc..............   825,232     34,552,464            0.6%
    Equity Residential............................ 3,570,728    212,244,072            3.8%
#   Essex Property Trust, Inc.....................   623,473    108,022,932            1.9%
    Extra Space Storage, Inc...................... 1,144,911     59,913,193            1.1%
#   Federal Realty Investment Trust...............   698,327     82,081,356            1.5%
#   General Growth Properties, Inc................ 5,007,143    115,014,075            2.1%
    HCP, Inc...................................... 4,900,540    205,136,604            3.7%
    Health Care REIT, Inc......................... 3,036,531    191,574,741            3.4%
#   Highwoods Properties, Inc.....................   948,863     38,286,622            0.7%
#   Home Properties, Inc..........................   592,941     36,525,166            0.7%
    Hospitality Properties Trust.................. 1,567,938     47,116,537            0.8%
    Host Hotels & Resorts, Inc.................... 8,001,851    171,639,704            3.1%
#   Kilroy Realty Corp............................   856,391     51,015,212            0.9%
#   Kimco Realty Corp............................. 4,266,286     97,783,275            1.8%
    LaSalle Hotel Properties...................... 1,085,950     35,923,226            0.6%
    Liberty Property Trust........................ 1,534,176     57,531,600            1.0%
#   Macerich Co. (The)............................ 1,466,758     95,207,262            1.7%
#   Mid-America Apartment Communities, Inc........   771,284     53,719,931            1.0%
#   National Retail Properties, Inc............... 1,280,917     43,717,697            0.8%
#   Omega Healthcare Investors, Inc............... 1,298,132     45,149,031            0.8%
#   Piedmont Office Realty Trust, Inc. Class A.... 1,644,951     28,967,587            0.5%
    Post Properties, Inc..........................   560,041     28,119,659            0.5%
    Prologis, Inc................................. 5,219,304    212,060,322            3.8%
    Public Storage................................ 1,516,772    266,208,654            4.8%
#   Realty Income Corp............................ 2,287,827     99,406,083            1.8%
#   Regency Centers Corp..........................   962,678     50,473,208            0.9%
    Senior Housing Properties Trust............... 1,963,761     46,089,471            0.8%
    Simon Property Group, Inc..................... 3,160,039    547,318,755            9.9%
#   SL Green Realty Corp..........................   990,296    103,693,894            1.9%
    Sunstone Hotel Investors, Inc................. 1,933,826     27,673,050            0.5%
#   Tanger Factory Outlet Centers, Inc............   995,423     35,516,693            0.6%
    Taubman Centers, Inc..........................   660,158     48,085,909            0.9%
    UDR, Inc...................................... 2,621,647     67,795,791            1.2%
    Ventas, Inc................................... 3,063,137    202,412,093            3.6%
    Vornado Realty Trust.......................... 1,757,940    180,364,644            3.2%
#   Weingarten Realty Investors................... 1,209,563     37,738,366            0.7%
    Other Securities..............................              832,961,759           15.1%
                                                             --------------          ------
TOTAL COMMON STOCKS...............................            5,524,070,602           99.6%
                                                             --------------          ------

DFA REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                                      Percentage
                                                           Shares        Value+     of Net Assets**
                                                           ------        ------     ---------------
TEMPORARY CASH INVESTMENTS -- (0.5%)
      State Street Institutional Liquid Reserves, 0.074%. 29,680,720 $   29,680,720            0.5%
                                                                     --------------          ------

                                                           Shares/
                                                            Face
                                                           Amount
                                                           -------         -               -
                                                            (000)
SECURITIES LENDING COLLATERAL -- (9.1%)
(S)@  DFA Short Term Investment Fund..................... 48,147,372    557,065,090           10.1%
                                                                     --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $4,448,507,178)................................              $6,110,816,412          110.2%
                                                                     ==============          ======

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      Investments in Securities (Market Value)
                                 --------------------------------------------------
                                    Level 1       Level 2    Level 3     Total
                                 -------------- ------------ ------- --------------
Common Stocks
  Real Estate Investment Trusts. $5,524,070,602           --   --    $5,524,070,602
Temporary Cash Investments......     29,680,720           --   --        29,680,720
Securities Lending Collateral...             -- $557,065,090   --       557,065,090
                                 -------------- ------------   --    --------------
TOTAL........................... $5,553,751,322 $557,065,090   --    $6,110,816,412
                                 ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                       LARGE CAP INTERNATIONAL PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                        Percentage
                                                 Shares    Value++    of Net Assets**
                                                 ------    -------    ---------------
COMMON STOCKS -- (87.1%)
AUSTRALIA -- (6.0%)
    Australia & New Zealand Banking Group, Ltd.. 498,606 $ 16,034,058            0.5%
    BHP Billiton, Ltd........................... 485,719   17,105,369            0.6%
    Commonwealth Bank of Australia.............. 300,939   22,137,341            0.7%
    National Australia Bank, Ltd................ 421,443   13,877,011            0.5%
    Westpac Banking Corp........................ 485,651   15,907,261            0.5%
    Other Securities............................          121,778,789            4.0%
                                                         ------------          ------
TOTAL AUSTRALIA.................................          206,839,829            6.8%
                                                         ------------          ------

AUSTRIA -- (0.3%)
    Other Securities............................            9,481,989            0.3%
                                                         ------------          ------

BELGIUM -- (1.0%)
    Anheuser-Busch InBev NV..................... 129,307   14,093,925            0.5%
    Other Securities............................           20,889,968            0.6%
                                                         ------------          ------
TOTAL BELGIUM...................................           34,983,893            1.1%
                                                         ------------          ------

CANADA -- (8.1%)
    Bank of Nova Scotia......................... 196,436   11,936,169            0.4%
#   Royal Bank of Canada........................ 239,589   15,990,087            0.5%
    Suncor Energy, Inc.......................... 279,079   10,765,440            0.4%
#   Toronto-Dominion Bank (The)................. 301,119   14,486,570            0.5%
    Other Securities............................          228,687,008            7.5%
                                                         ------------          ------
TOTAL CANADA....................................          281,865,274            9.3%
                                                         ------------          ------

DENMARK -- (1.3%)
    Novo Nordisk A.S. Class B................... 283,026   12,845,413            0.4%
    Other Securities............................           30,841,351            1.0%
                                                         ------------          ------
TOTAL DENMARK...................................           43,686,764            1.4%
                                                         ------------          ------

FINLAND -- (0.8%)
    Other Securities............................           28,842,867            0.9%
                                                         ------------          ------

FRANCE -- (8.2%)
    BNP Paribas SA.............................. 209,632   15,752,684            0.5%
    LVMH Moet Hennessy Louis Vuitton SA.........  48,617    9,577,268            0.3%
    Sanofi...................................... 180,968   19,530,038            0.6%
    Total SA.................................... 294,621   21,078,411            0.7%
#   Total SA Sponsored ADR...................... 157,489   11,219,516            0.4%
    Other Securities............................          207,133,116            6.8%
                                                         ------------          ------
TOTAL FRANCE....................................          284,291,033            9.3%
                                                         ------------          ------

GERMANY -- (7.1%)
#   Allianz SE..................................  68,800   11,973,254            0.4%
#   BASF SE..................................... 164,609   19,095,584            0.6%
#   Bayer AG.................................... 134,071   18,641,456            0.6%
    Bayerische Motoren Werke AG.................  78,275    9,839,554            0.3%
    Daimler AG.................................. 188,841   17,580,932            0.6%
    SAP AG...................................... 139,819   11,301,152            0.4%
    Siemens AG.................................. 114,499   15,104,734            0.5%
    Other Securities............................          140,906,226            4.6%
                                                         ------------          ------
TOTAL GERMANY...................................          244,442,892            8.0%
                                                         ------------          ------

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                    Percentage
                                            Shares     Value++    of Net Assets**
                                            ------     -------    ---------------
HONG KONG -- (2.4%)
    AIA Group, Ltd........................ 2,235,600 $ 10,873,050            0.4%
    Other Securities......................             72,447,662            2.3%
                                                     ------------          ------
TOTAL HONG KONG...........................             83,320,712            2.7%
                                                     ------------          ------

IRELAND -- (0.3%)
    Other Securities......................             10,786,964            0.4%
                                                     ------------          ------

ISRAEL -- (0.4%)
    Other Securities......................             13,635,661            0.4%
                                                     ------------          ------

ITALY -- (2.0%)
    Other Securities......................             70,555,232            2.3%
                                                     ------------          ------

JAPAN -- (15.2%)
    Softbank Corp.........................   194,300   14,471,074            0.5%
    Sumitomo Mitsui Financial Group, Inc..   261,540   10,338,756            0.4%
    Toyota Motor Corp.....................   343,900   18,580,281            0.6%
    Toyota Motor Corp. Sponsored ADR......   103,254   11,194,799            0.4%
    Other Securities......................            471,850,821           15.4%
                                                     ------------          ------
TOTAL JAPAN...............................            526,435,731           17.3%
                                                     ------------          ------

NETHERLANDS -- (2.3%)
#   Unilever NV...........................   242,733   10,408,659            0.3%
    Other Securities......................             68,281,059            2.3%
                                                     ------------          ------
TOTAL NETHERLANDS.........................             78,689,718            2.6%
                                                     ------------          ------

NEW ZEALAND -- (0.1%)
    Other Securities......................              3,643,491            0.1%
                                                     ------------          ------

NORWAY -- (0.8%)
    Other Securities......................             28,381,846            0.9%
                                                     ------------          ------

PORTUGAL -- (0.1%)
    Other Securities......................              4,988,608            0.2%
                                                     ------------          ------
SINGAPORE -- (1.2%).......................
    Other Securities......................             41,909,348            1.4%
                                                     ------------          ------

SPAIN -- (2.8%)
    Banco Santander SA.................... 1,336,231   13,289,713            0.4%
    Other Securities......................             82,331,508            2.7%
                                                     ------------          ------
TOTAL SPAIN...............................             95,621,221            3.1%
                                                     ------------          ------

SWEDEN -- (2.6%)
    Other Securities......................             89,891,860            3.0%
                                                     ------------          ------

SWITZERLAND -- (7.0%)
    Cie Financiere Richemont SA...........    99,748   10,148,362            0.3%
    Nestle SA.............................   588,034   45,445,776            1.5%
    Novartis AG...........................   286,619   24,916,505            0.8%
    Roche Holding AG......................   142,306   41,744,908            1.4%
    UBS AG................................   640,816   13,401,938            0.4%
    Other Securities......................            106,647,162            3.6%
                                                     ------------          ------
TOTAL SWITZERLAND.........................            242,304,651            8.0%
                                                     ------------          ------

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                                           Percentage
                                                Shares       Value++     of Net Assets**
                                                ------       -------     ---------------
UNITED KINGDOM -- (17.1%)
      Anglo American P.L.C....................    488,404 $   13,056,552            0.4%
      AstraZeneca P.L.C.......................    135,231     10,674,404            0.4%
      BG Group P.L.C..........................    637,847     12,903,202            0.4%
      BP P.L.C. Sponsored ADR.................    567,667     28,735,304            0.9%
      British American Tobacco P.L.C..........    285,586     16,491,143            0.5%
#     Diageo P.L.C. Sponsored ADR.............     84,093     10,324,939            0.3%
      GlaxoSmithKline P.L.C...................    528,451     14,601,382            0.5%
      GlaxoSmithKline P.L.C. Sponsored ADR....    229,916     12,730,449            0.4%
      HSBC Holdings P.L.C.....................  1,640,666     16,763,687            0.6%
      HSBC Holdings P.L.C. Sponsored ADR......    376,440     19,318,900            0.6%
      Reckitt Benckiser Group P.L.C...........    127,159     10,265,031            0.3%
#     Royal Dutch Shell P.L.C. ADR(780259107).    258,685     21,897,685            0.7%
      Royal Dutch Shell P.L.C. ADR(780259206).    195,713     15,410,442            0.5%
      SABMiller P.L.C.........................    177,232      9,650,453            0.3%
      Vodafone Group P.L.C. Sponsored ADR.....    316,816     12,026,349            0.4%
      Other Securities........................               367,896,458           12.3%
                                                          --------------          ------
TOTAL UNITED KINGDOM..........................               592,746,380           19.5%
                                                          --------------          ------
TOTAL COMMON STOCKS...........................             3,017,345,964           99.0%
                                                          --------------          ------

PREFERRED STOCKS -- (0.1%)
GERMANY -- (0.1%)
      Other Securities........................                 2,130,834            0.1%
                                                          --------------          ------
UNITED KINGDOM -- (0.0%)
      Other Securities........................                    93,648            0.0%
                                                          --------------          ------
TOTAL PREFERRED STOCKS........................                 2,224,482            0.1%
                                                          --------------          ------

RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
      Other Securities........................                    15,347            0.0%
                                                          --------------          ------

FRANCE -- (0.0%)
      Other Securities........................                   126,509            0.0%
                                                          --------------          ------

HONG KONG -- (0.0%)
      Other Securities........................                    18,500            0.0%
                                                          --------------          ------

SPAIN -- (0.0%)
      Other Securities........................                   282,687            0.0%
                                                          --------------          ------

UNITED KINGDOM -- (0.0%)
      Other Securities........................                   195,911            0.0%
                                                          --------------          ------
TOTAL RIGHTS/WARRANTS.........................                   638,954            0.0%
                                                          --------------          ------

                                                Shares/
                                                 Face
                                                Amount       Value+
                                                -------      ------             -
                                                 (000)
SECURITIES LENDING COLLATERAL -- (12.8%)
(S)@  DFA Short Term Investment Fund.......... 38,225,151    442,265,001           14.5%
                                                          --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,739,201,752).....................              $3,462,474,401          113.6%
                                                          ==============          ======

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                               --------------------------------------------------
                                 Level 1       Level 2     Level 3     Total
                               ------------ -------------- ------- --------------
Common Stocks
  Australia................... $  7,543,149 $  199,296,680   --    $  206,839,829
  Austria.....................      189,081      9,292,908   --         9,481,989
  Belgium.....................    3,688,738     31,295,155   --        34,983,893
  Canada......................  281,865,274             --   --       281,865,274
  Denmark.....................    5,290,431     38,396,333   --        43,686,764
  Finland.....................    1,730,140     27,112,727   --        28,842,867
  France......................   19,252,865    265,038,168   --       284,291,033
  Germany.....................   23,571,412    220,871,480   --       244,442,892
  Hong Kong...................    1,032,065     82,288,647   --        83,320,712
  Ireland.....................    2,381,377      8,405,587   --        10,786,964
  Israel......................    7,382,132      6,253,529   --        13,635,661
  Italy.......................    6,588,527     63,966,705   --        70,555,232
  Japan.......................   38,521,216    487,914,515   --       526,435,731
  Netherlands.................   13,446,367     65,243,351   --        78,689,718
  New Zealand.................           --      3,643,491   --         3,643,491
  Norway......................    2,220,484     26,161,362   --        28,381,846
  Portugal....................       84,245      4,904,363   --         4,988,608
  Singapore...................           --     41,909,348   --        41,909,348
  Spain.......................   22,299,146     73,322,075   --        95,621,221
  Sweden......................      762,720     89,129,140   --        89,891,860
  Switzerland.................   19,611,858    222,692,793   --       242,304,651
  United Kingdom..............  195,703,285    397,043,095   --       592,746,380
Preferred Stocks
  Germany.....................           --      2,130,834   --         2,130,834
  United Kingdom..............           --         93,648   --            93,648
Rights/Warrants
  Australia...................           --         15,347   --            15,347
  France......................           --        126,509   --           126,509
  Hong Kong...................           --         18,500   --            18,500
  Spain.......................           --        282,687   --           282,687
  United Kingdom..............           --        195,911   --           195,911
Securities Lending Collateral.           --    442,265,001   --       442,265,001
                               ------------ --------------   --    --------------
TOTAL......................... $653,164,512 $2,809,309,889   --    $3,462,474,401
                               ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                      INTERNATIONAL CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                          Percentage
                                                  Shares     Value++    of Net Assets**
                                                  ------     -------    ---------------
COMMON STOCKS -- (87.6%)
AUSTRALIA -- (5.4%)
    Australia & New Zealand Banking Group, Ltd.. 1,174,816 $ 37,779,466            0.3%
    Commonwealth Bank of Australia..............   384,649   28,295,122            0.3%
    National Australia Bank, Ltd................ 1,331,618   43,846,685            0.4%
    Westpac Banking Corp........................ 1,072,084   35,115,589            0.3%
    Other Securities............................            558,033,635            4.8%
                                                           ------------          ------
TOTAL AUSTRALIA.................................            703,070,497            6.1%
                                                           ------------          ------

AUSTRIA -- (0.5%)
    Other Securities............................             59,710,095            0.5%
                                                           ------------          ------

BELGIUM -- (1.2%)
    Anheuser-Busch InBev NV.....................   228,944   24,953,943            0.2%
    Other Securities............................            130,112,449            1.2%
                                                           ------------          ------
TOTAL BELGIUM...................................            155,066,392            1.4%
                                                           ------------          ------

BRAZIL -- (0.0%)
    Other Securities............................                  6,373            0.0%
                                                           ------------          ------

CANADA -- (7.7%)
    Suncor Energy, Inc..........................   729,529   28,141,494            0.3%
#   Toronto-Dominion Bank (The).................   701,544   33,750,664            0.3%
    Other Securities............................            933,602,907            8.1%
                                                           ------------          ------
TOTAL CANADA....................................            995,495,065            8.7%
                                                           ------------          ------

CHINA -- (0.0%)
    Other Securities............................                810,990            0.0%
                                                           ------------          ------

DENMARK -- (1.4%)
    Other Securities............................            176,447,554            1.5%
                                                           ------------          ------

FINLAND -- (1.5%)
#*  Nokia Oyj................................... 3,651,928   27,344,067            0.2%
    Other Securities............................            162,290,235            1.5%
                                                           ------------          ------
TOTAL FINLAND...................................            189,634,302            1.7%
                                                           ------------          ------

FRANCE -- (7.1%)
    BNP Paribas SA..............................   468,229   35,184,814            0.3%
    Cie de St-Gobain............................   420,301   25,749,926            0.2%
#   Sanofi ADR..................................   522,052   28,086,398            0.3%
    Total SA....................................   800,396   57,263,657            0.5%
#   Total SA Sponsored ADR......................   595,142   42,397,916            0.4%
    Other Securities............................            735,859,847            6.4%
                                                           ------------          ------
TOTAL FRANCE....................................            924,542,558            8.1%
                                                           ------------          ------

GERMANY -- (6.1%)
#   Allianz SE..................................   150,380   26,170,608            0.2%
    Bayerische Motoren Werke AG.................   248,108   31,188,401            0.3%
    Daimler AG..................................   531,976   49,526,500            0.4%
    Deutsche Telekom AG......................... 1,506,152   25,304,945            0.2%
    Fresenius SE & Co. KGaA.....................   161,560   24,581,785            0.2%
    Linde AG....................................   112,611   23,387,591            0.2%
    RWE AG......................................   673,370   25,696,523            0.2%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       Percentage
                                             Shares      Value++     of Net Assets**
                                             ------      -------     ---------------
GERMANY -- (Continued)
#   Siemens AG Sponsored ADR..............    195,766 $   25,807,832            0.2%
    Other Securities......................               563,950,455            5.0%
                                                      --------------          ------
TOTAL GERMANY.............................               795,614,640            6.9%
                                                      --------------          ------

GREECE -- (0.0%)
    Other Securities......................                    71,924            0.0%
                                                      --------------          ------

HONG KONG -- (2.3%)
    Other Securities......................               296,427,284            2.6%
                                                      --------------          ------

IRELAND -- (0.4%)
    Other Securities......................                53,315,547            0.5%
                                                      --------------          ------

ISRAEL -- (0.6%)
    Other Securities......................                75,339,506            0.7%
                                                      --------------          ------

ITALY -- (2.5%)
    Other Securities......................               327,008,278            2.9%
                                                      --------------          ------

JAPAN -- (16.8%)
    Mitsubishi UFJ Financial Group, Inc...  4,619,100     24,571,275            0.2%
    Mizuho Financial Group, Inc........... 13,495,060     26,431,521            0.3%
    Sumitomo Mitsui Financial Group, Inc..    754,470     29,824,427            0.3%
    Toyota Motor Corp.....................    437,186     23,620,350            0.2%
    Toyota Motor Corp. Sponsored ADR......    373,184     40,460,609            0.4%
    Other Securities......................             2,036,769,274           17.6%
                                                      --------------          ------
TOTAL JAPAN...............................             2,181,677,456           19.0%
                                                      --------------          ------

NETHERLANDS -- (2.4%)
    Other Securities......................               309,742,635            2.7%
                                                      --------------          ------

NEW ZEALAND -- (0.2%)
    Other Securities......................                33,520,537            0.3%
                                                      --------------          ------

NORWAY -- (0.9%)
    Other Securities......................               119,520,057            1.0%
                                                      --------------          ------

PORTUGAL -- (0.3%)
    Other Securities......................                41,275,501            0.4%
                                                      --------------          ------

SINGAPORE -- (1.2%)
    Other Securities......................               154,841,578            1.4%
                                                      --------------          ------

SPAIN -- (2.5%)
    Banco Santander SA....................  4,226,645     42,036,805            0.4%
    Other Securities......................               283,152,598            2.4%
                                                      --------------          ------
TOTAL SPAIN...............................               325,189,403            2.8%
                                                      --------------          ------

SWEDEN -- (2.9%)
    Nordea Bank AB........................  1,644,450     23,829,063            0.2%
    Other Securities......................               348,318,956            3.0%
                                                      --------------          ------
TOTAL SWEDEN..............................               372,148,019            3.2%
                                                      --------------          ------

SWITZERLAND -- (6.2%)
    ABB, Ltd..............................  1,199,336     28,875,314            0.3%
    Credit Suisse Group AG................  1,122,531     35,587,188            0.3%

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                          Percentage
                                               Shares       Value++     of Net Assets**
                                               ------       -------     ---------------
SWITZERLAND -- (Continued)
    Nestle SA...............................  1,067,180 $    82,476,222            0.7%
#   Novartis AG ADR.........................    818,651      71,173,518            0.6%
    Roche Holding AG........................    128,140      37,589,368            0.3%
    Swiss Re AG.............................    365,604      31,968,810            0.3%
    UBS AG..................................  1,549,112      32,397,918            0.3%
    Zurich Insurance Group AG...............    144,746      41,507,170            0.4%
    Other Securities........................                441,725,643            3.8%
                                                        ---------------          ------
TOTAL SWITZERLAND...........................                803,301,151            7.0%
                                                        ---------------          ------

UNITED KINGDOM -- (17.5%)
    Anglo American P.L.C....................  1,385,123      37,028,629            0.3%
    AstraZeneca P.L.C. Sponsored ADR........    426,473      33,712,691            0.3%
    Aviva P.L.C.............................  3,728,348      33,226,253            0.3%
    Barclays P.L.C. Sponsored ADR...........  2,177,140      37,250,873            0.3%
    BG Group P.L.C..........................  1,868,453      37,797,509            0.3%
    BP P.L.C. Sponsored ADR.................  2,000,170     101,248,602            0.9%
    HSBC Holdings P.L.C. Sponsored ADR......  1,787,953      91,757,748            0.8%
*   Lloyds Banking Group P.L.C.............. 23,313,762      29,729,999            0.3%
#   Prudential P.L.C. ADR...................    635,609      29,358,780            0.3%
#   Rio Tinto P.L.C. Sponsored ADR..........    656,443      35,638,290            0.3%
#   Royal Dutch Shell P.L.C. ADR(780259107).  1,398,074     118,346,964            1.0%
    Royal Dutch Shell P.L.C. ADR(780259206).    443,387      34,912,292            0.3%
    Tesco P.L.C.............................  5,068,750      25,110,209            0.2%
    Vodafone Group P.L.C. Sponsored ADR.....  1,234,928      46,877,857            0.4%
    Other Securities........................              1,581,233,578           13.8%
                                                        ---------------          ------
TOTAL UNITED KINGDOM........................              2,273,230,274           19.8%
                                                        ---------------          ------

UNITED STATES -- (0.0%)
    Other Securities........................                  2,046,379            0.0%
                                                        ---------------          ------
TOTAL COMMON STOCKS.........................             11,369,053,995           99.2%
                                                        ---------------          ------

PREFERRED STOCKS -- (0.1%)
FRANCE -- (0.0%)
    Other Securities........................                      7,584            0.0%
                                                        ---------------          ------

GERMANY -- (0.1%)
    Other Securities........................                  6,167,108            0.1%
                                                        ---------------          ------

UNITED KINGDOM -- (0.0%)
    Other Securities........................                    220,292            0.0%
                                                        ---------------          ------
TOTAL PREFERRED STOCKS......................                  6,394,984            0.1%
                                                        ---------------          ------

RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
    Other Securities........................                     64,003            0.0%
                                                        ---------------          ------

AUSTRIA -- (0.0%)
    Other Securities........................                         --            0.0%
                                                        ---------------          ------

FRANCE -- (0.0%)
    Other Securities........................                    931,517            0.0%
                                                        ---------------          ------

HONG KONG -- (0.0%)
    Other Securities........................                     59,233            0.0%
                                                        ---------------          ------

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                       Percentage
                                           Shares        Value++     of Net Assets**
                                           ------        -------     ---------------
ISRAEL -- (0.0%)
        Other Securities................             $         4,188            0.0%
                                                     ---------------          ------

ITALY -- (0.0%)
        Other Securities................                          --            0.0%
                                                     ---------------          ------

PORTUGAL -- (0.0%)
        Other Securities................                     118,196            0.0%
                                                     ---------------          ------

SINGAPORE -- (0.0%)
        Other Securities................                       1,460            0.0%
                                                     ---------------          ------

SPAIN -- (0.0%)
        Other Securities................                     900,196            0.0%
                                                     ---------------          ------

SWEDEN -- (0.0%)
        Other Securities................                      54,914            0.0%
                                                     ---------------          ------

UNITED KINGDOM -- (0.0%)
        Other Securities................                   1,008,452            0.0%
                                                     ---------------          ------
TOTAL RIGHTS/WARRANTS...................                   3,142,159            0.0%
                                                     ---------------          ------

                                           Shares/
                                            Face
                                           Amount        Value+
                                           -------       ------             -
                                            (000)
SECURITIES LENDING COLLATERAL -- (12.3%)
(S)@    DFA Short Term Investment Fund.. 138,213,468   1,599,129,820           13.9%
                                                     ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $10,943,662,398)..............               $12,977,720,958          113.2%
                                                     ===============          ======

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      Investments in Securities (Market Value)
                               ------------------------------------------------------
                                  Level 1         Level 2     Level 3      Total
                               -------------- --------------- ------- ---------------
Common Stocks
  Australia................... $   27,349,796 $   675,720,701   --    $   703,070,497
  Austria.....................        633,710      59,076,385   --         59,710,095
  Belgium.....................     12,903,368     142,163,024   --        155,066,392
  Brazil......................          6,373              --   --              6,373
  Canada......................    995,459,311          35,754   --        995,495,065
  China.......................             --         810,990   --            810,990
  Denmark.....................      7,667,415     168,780,139   --        176,447,554
  Finland.....................      4,107,611     185,526,691   --        189,634,302
  France......................    106,636,570     817,905,988   --        924,542,558
  Germany.....................     89,203,687     706,410,953   --        795,614,640
  Greece......................             --          71,924   --             71,924
  Hong Kong...................        634,204     295,793,080   --        296,427,284
  Ireland.....................     14,600,045      38,715,502   --         53,315,547
  Israel......................     24,857,510      50,481,996   --         75,339,506
  Italy.......................     18,924,297     308,083,981   --        327,008,278
  Japan.......................    103,863,877   2,077,813,579   --      2,181,677,456
  Netherlands.................     50,534,444     259,208,191   --        309,742,635
  New Zealand.................         78,338      33,442,199   --         33,520,537
  Norway......................     13,497,244     106,022,813   --        119,520,057
  Portugal....................        348,577      40,926,924   --         41,275,501
  Singapore...................             --     154,841,578   --        154,841,578
  Spain.......................     44,575,753     280,613,650   --        325,189,403
  Sweden......................      9,839,720     362,308,299   --        372,148,019
  Switzerland.................    111,966,697     691,334,454   --        803,301,151
  United Kingdom..............    691,897,766   1,581,332,508   --      2,273,230,274
  United States...............      1,489,186         557,193   --          2,046,379
Preferred Stocks
  France......................             --           7,584   --              7,584
  Germany.....................             --       6,167,108   --          6,167,108
  United Kingdom..............             --         220,292   --            220,292
Rights/Warrants
  Australia...................             --          64,003   --             64,003
  Austria.....................             --              --   --                 --
  France......................             --         931,517   --            931,517
  Hong Kong...................             --          59,233   --             59,233
  Israel......................             --           4,188   --              4,188
  Italy.......................             --              --   --                 --
  Portugal....................             --         118,196   --            118,196
  Singapore...................             --           1,460   --              1,460
  Spain.......................             --         900,196   --            900,196
  Sweden......................             --          54,914   --             54,914
  United Kingdom..............             --       1,008,452   --          1,008,452
Securities Lending Collateral              --   1,599,129,820   --      1,599,129,820
                               -------------- ---------------   --    ---------------
TOTAL......................... $2,331,075,499 $10,646,645,459   --    $12,977,720,958
                               ============== ===============   ==    ===============

                See accompanying Notes to Financial Statements.

                     INTERNATIONAL SMALL COMPANY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)


                                                                  Value+
                                                              --------------
    AFFILIATED INVESTMENT COMPANIES -- (100.0%)
    Investment in The Continental Small Company Series of
      The DFA Investment Trust Company....................... $3,419,018,670
    Investment in The United Kingdom Small Company Series of
      The DFA Investment Trust Company.......................  2,103,306,949
    Investment in The Japanese Small Company Series of
      The DFA Investment Trust Company.......................  1,837,501,135
    Investment in The Asia Pacific Small Company Series of
      The DFA Investment Trust Company.......................  1,012,307,182
    Investment in The Canadian Small Company Series of
      The DFA Investment Trust Company.......................    844,393,080
                                                              --------------
       TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
         (Cost $7,184,900,942)...............................  9,216,527,016
                                                              --------------
       TOTAL INVESTMENTS -- (100.0%)
         (Cost $7,184,900,942)............................... $9,216,527,016
                                                              ==============

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                                  ---------------------------------------------
                                     Level 1     Level 2 Level 3     Total
                                  -------------- ------- ------- --------------
 Affiliated Investment Companies. $9,216,527,016   --      --    $9,216,527,016
                                  --------------   --      --    --------------
 TOTAL........................... $9,216,527,016   --      --    $9,216,527,016
                                  ==============   ==      ==    ==============

                See accompanying Notes to Financial Statements.

                           SCHEDULES OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)


                       JAPANESE SMALL COMPANY PORTFOLIO

                                                                 Value+
                                                              ------------
      AFFILIATED INVESTMENT COMPANY -- (100.0%)
      Investment in The Japanese Small Company Series of
        The DFA Investment Trust Company..................... $380,419,466
                                                              ------------
         TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY
           (Cost $372,912,556)............................... $380,419,466
                                                              ============

Summary of the Portfolio's Master Fund's investments as of April 30, 2014, based on their valuation inputs, is located within this report (See Security Valuation Note).

                     ASIA PACIFIC SMALL COMPANY PORTFOLIO

                                                                 Value+
                                                              ------------
      AFFILIATED INVESTMENT COMPANY -- (100.0%)
      Investment in The Asia Pacific Small Company Series of
        The DFA Investment Trust Company..................... $397,070,438
                                                              ------------
         TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY
           (Cost $370,732,046)............................... $397,070,438
                                                              ============

Summary of the Portfolio's Master Fund's investments as of April 30, 2014, based on their valuation inputs, is located within this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                           SCHEDULES OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)


                    UNITED KINGDOM SMALL COMPANY PORTFOLIO

                                                                 Value+
                                                               -----------
     AFFILIATED INVESTMENT COMPANY -- (100.0%)
     Investment in The United Kingdom Small Company Series of
       The DFA Investment Trust Company....................... $39,058,159
                                                               -----------
        TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY
          (Cost $23,030,770).................................. $39,058,159
                                                               ===========

Summary of the Portfolio's Master Fund's investments as of April 30, 2014, based on their valuation inputs, is located within this report (See Security Valuation Note).

                      CONTINENTAL SMALL COMPANY PORTFOLIO

                                                                 Value+
                                                              ------------
      AFFILIATED INVESTMENT COMPANY -- (100.0%)
      Investment in The Continental Small Company Series of
        The DFA Investment Trust Company..................... $194,297,639
                                                              ------------
         TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY
           (Cost $135,662,649)............................... $194,297,639
                                                              ============

Summary of the Portfolio's Master Fund's investments as of April 30, 2014, based on their valuation inputs, is located within this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

              DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                 Percentage
                                         Shares     Value++    of Net Assets**
                                         ------     -------    ---------------
  COMMON STOCKS -- (93.4%)
  AUSTRALIA -- (20.4%)
  #   CFS Retail Property Trust Group. 15,732,519 $ 29,454,557            1.1%
  #   Dexus Property Group............ 39,586,350   41,879,353            1.6%
      Federation Centres, Ltd......... 10,569,645   24,535,114            1.0%
      Goodman Group................... 12,869,784   59,779,493            2.3%
      GPT Group....................... 12,514,991   45,671,312            1.8%
      Investa Office Fund.............  4,767,134   14,841,377            0.6%
      Stockland....................... 17,051,348   61,813,398            2.4%
      Westfield Group................. 15,048,469  153,558,494            6.0%
      Westfield Retail Trust.......... 22,117,295   65,709,998            2.6%
      Other Securities................              56,615,191            2.1%
                                                  ------------          ------
  TOTAL AUSTRALIA.....................             553,858,287           21.5%
                                                  ------------          ------

  BELGIUM -- (1.5%)
  #   Cofinimmo.......................    133,272   16,330,923            0.6%
      Other Securities................              25,391,147            1.0%
                                                  ------------          ------
  TOTAL BELGIUM.......................              41,722,070            1.6%
                                                  ------------          ------

  CANADA -- (5.8%)
      H&R REIT........................  1,036,249   21,820,749            0.9%
  #   RioCan REIT.....................  1,208,099   30,013,718            1.2%
      Other Securities................             107,221,533            4.1%
                                                  ------------          ------
  TOTAL CANADA........................             159,056,000            6.2%
                                                  ------------          ------

  CHINA -- (0.2%)
      Other Securities................               4,571,991            0.2%
                                                  ------------          ------

  FRANCE -- (4.4%)
      Fonciere Des Regions............    216,638   22,004,934            0.9%
      Gecina SA.......................    170,260   22,917,358            0.9%
      ICADE...........................    263,943   26,929,628            1.0%
      Klepierre.......................    736,242   33,779,445            1.3%
      Other Securities................              12,776,963            0.5%
                                                  ------------          ------
  TOTAL FRANCE........................             118,408,328            4.6%
                                                  ------------          ------

  GERMANY -- (0.4%)
      Other Securities................              10,820,324            0.4%
                                                  ------------          ------

  GREECE -- (0.0%)
      Other Securities................               1,118,030            0.0%
                                                  ------------          ------

  HONG KONG -- (4.1%)
      Link REIT (The)................. 18,378,305   91,500,709            3.6%
      Other Securities................              21,307,504            0.8%
                                                  ------------          ------
  TOTAL HONG KONG.....................             112,808,213            4.4%
                                                  ------------          ------

  ISRAEL -- (0.2%)
      Other Securities................               5,677,221            0.2%
                                                  ------------          ------
  ITALY -- (0.3%)
      Other Securities................               9,202,109            0.4%
                                                  ------------          ------

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                     Percentage
                                             Shares     Value++    of Net Assets**
                                             ------     -------    ---------------
JAPAN -- (15.9%)
    Advance Residence Investment Corp.....      9,531 $ 21,564,256            0.8%
    Frontier Real Estate Investment Corp..      3,541   18,373,028            0.7%
#   Japan Logistics Fund, Inc.............      5,690   12,841,538            0.5%
#   Japan Prime Realty Investment Corp....      5,974   21,022,232            0.8%
#   Japan Real Estate Investment Corp.....      9,096   48,222,766            1.9%
    Japan Retail Fund Investment Corp.....     17,708   35,616,260            1.4%
#   Kenedix Office Investment Corp........      2,400   11,989,118            0.5%
#   Mori Trust Sogo Reit, Inc.............      8,135   12,209,297            0.5%
#   Nippon Accommodations Fund, Inc.......      3,405   12,009,375            0.5%
#   Nippon Building Fund, Inc.............     10,488   58,150,335            2.3%
#   Nomura Real Estate Office Fund, Inc...      2,663   11,524,505            0.4%
#   Orix JREIT, Inc.......................     13,599   17,299,637            0.7%
#   United Urban Investment Corp..........     18,210   27,483,355            1.1%
    Other Securities......................             123,616,133            4.7%
                                                      ------------          ------
TOTAL JAPAN...............................             431,921,835           16.8%
                                                      ------------          ------

MALAYSIA -- (0.7%)
    Other Securities......................              18,395,261            0.7%
                                                      ------------          ------

MEXICO -- (1.3%)
#   Fibra Uno Administracion S.A. de C.V..  9,758,445   31,991,722            1.3%
    Other Securities......................               3,590,142            0.1%
                                                      ------------          ------
TOTAL MEXICO..............................              35,581,864            1.4%
                                                      ------------          ------

NETHERLANDS -- (9.3%)
    Corio NV..............................    517,775   24,261,738            0.9%
    Eurocommercial Properties NV..........    286,433   13,149,996            0.5%
    Unibail-Rodamco SE....................    708,508  191,470,269            7.5%
#   Wereldhave NV.........................    167,438   14,080,055            0.6%
    Other Securities......................              10,776,088            0.4%
                                                      ------------          ------
TOTAL NETHERLANDS.........................             253,738,146            9.9%
                                                      ------------          ------

NEW ZEALAND -- (0.7%)
    Other Securities......................              18,601,913            0.7%
                                                      ------------          ------

SINGAPORE -- (7.9%)
    Ascendas REIT......................... 16,266,000   29,772,683            1.2%
#   CapitaCommercial Trust................ 16,050,000   20,539,942            0.8%
    CapitaMall Trust...................... 19,365,300   30,869,017            1.2%
    Suntec REIT........................... 17,180,000   23,547,892            0.9%
    Other Securities......................             108,774,168            4.2%
                                                      ------------          ------
TOTAL SINGAPORE...........................             213,503,702            8.3%
                                                      ------------          ------

SOUTH AFRICA -- (2.9%)
    Capital Property Fund................. 11,430,703   11,524,993            0.5%
    Growthpoint Properties, Ltd...........  8,720,596   20,159,101            0.8%
    Other Securities......................              47,430,990            1.8%
                                                      ------------          ------
TOTAL SOUTH AFRICA........................              79,115,084            3.1%
                                                      ------------          ------

TAIWAN -- (0.5%)
    Other Securities......................              12,661,014            0.5%
                                                      ------------          ------

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                                                  Percentage
                                                       Shares       Value++     of Net Assets**
                                                       ------       -------     ---------------
TURKEY -- (1.2%)
      Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.. 18,208,982 $   23,910,479            0.9%
      Other Securities...............................                 9,634,868            0.4%
                                                                 --------------          ------
TOTAL TURKEY.........................................                33,545,347            1.3%
                                                                 --------------          ------

UNITED KINGDOM -- (15.7%)
      British Land Co. P.L.C.........................  7,167,344     83,735,630            3.3%
      Derwent London P.L.C...........................    688,726     31,683,138            1.2%
      Great Portland Estates P.L.C...................  2,582,483     27,381,627            1.1%
      Hammerson P.L.C................................  5,226,737     50,443,712            2.0%
      Intu Properties P.L.C..........................  6,250,871     30,880,534            1.2%
      Land Securities Group P.L.C....................  5,795,651    104,114,043            4.0%
      Segro P.L.C....................................  5,504,210     32,576,737            1.3%
      Shaftesbury P.L.C..............................  1,925,660     21,530,655            0.8%
      Other Securities...............................                45,007,374            1.7%
                                                                 --------------          ------
TOTAL UNITED KINGDOM.................................               427,353,450           16.6%
                                                                 --------------          ------
TOTAL COMMON STOCKS..................................             2,541,660,189           98.8%
                                                                 --------------          ------

RIGHTS/WARRANTS -- (0.0%)
SOUTH AFRICA -- (0.0%)
      Other Securities...............................                    34,267            0.0%
                                                                 --------------          ------

                                                       Shares/
                                                        Face
                                                       Amount       Value+
                                                       -------      ------
                                                        (000)
SECURITIES LENDING COLLATERAL -- (6.6%)
(S)@  DFA Short Term Investment Fund................. 15,503,469    179,375,134            7.0%
                                                                 --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,383,949,446)............................              $2,721,069,590          105.8%
                                                                 ==============          ======

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                               --------------------------------------------------
                                 Level 1       Level 2     Level 3     Total
                               ------------ -------------- ------- --------------
Common Stocks
  Australia...................           -- $  553,858,287   --    $  553,858,287
  Belgium.....................           --     41,722,070   --        41,722,070
  Canada...................... $159,056,000             --   --       159,056,000
  China.......................           --      4,571,991   --         4,571,991
  France......................           --    118,408,328   --       118,408,328
  Germany.....................           --     10,820,324   --        10,820,324
  Greece......................           --      1,118,030   --         1,118,030
  Hong Kong...................           --    112,808,213   --       112,808,213
  Israel......................           --      5,677,221   --         5,677,221
  Italy.......................           --      9,202,109   --         9,202,109
  Japan.......................           --    431,921,835   --       431,921,835
  Malaysia....................           --     18,395,261   --        18,395,261
  Mexico......................   35,581,864             --   --        35,581,864
  Netherlands.................           --    253,738,146   --       253,738,146
  New Zealand.................           --     18,601,913   --        18,601,913
  Singapore...................           --    213,503,702   --       213,503,702
  South Africa................           --     79,115,084   --        79,115,084
  Taiwan......................           --     12,661,014   --        12,661,014
  Turkey......................           --     33,545,347   --        33,545,347
  United Kingdom..............           --    427,353,450   --       427,353,450
Rights/Warrants
  South Africa................           --         34,267   --            34,267
Securities Lending Collateral.           --    179,375,134   --       179,375,134
                               ------------ --------------   --    --------------
TOTAL......................... $194,637,864 $2,526,431,726   --    $2,721,069,590
                               ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                  DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                                       Shares        Value+
                                                                     ----------- --------------
AFFILIATED INVESTMENT COMPANIES -- (99.7%)
Investment in DFA Real Estate Securities Portfolio of
  DFA Investment Dimensions Group Inc...............................  52,315,005 $1,543,292,654
Investment in DFA International Real Estate Securities Portfolio of
  DFA Investment Dimensions Group Inc............................... 186,019,691  1,010,086,920
                                                                                 --------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $2,084,675,000)..........................................              2,553,379,574
                                                                                 --------------

TEMPORARY CASH INVESTMENTS -- (0.3%)
State Street Institutional Liquid Reserves, 0.074%
  (Cost $7,403,043).................................................   7,403,043      7,403,043
                                                                                 --------------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $2,092,078,043)..........................................             $2,560,782,617
                                                                                 ==============

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                                  ---------------------------------------------
                                     Level 1     Level 2 Level 3     Total
                                  -------------- ------- ------- --------------
 Affiliated Investment Companies. $2,553,379,574   --      --    $2,553,379,574
 Temporary Cash Investments......      7,403,043   --      --         7,403,043
                                  --------------   --      --    --------------
 TOTAL........................... $2,560,782,617   --      --    $2,560,782,617
                                  ==============   ==      ==    ==============


                See accompanying Notes to Financial Statements.

                  DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                Percentage
                                      Shares      Value++     of Net Assets**
                                      ------      -------     ---------------
  COMMON STOCKS -- (89.3%)
  AUSTRALIA -- (4.8%)
      Primary Health Care, Ltd..... 10,254,873 $   44,821,248            0.4%
      Other Securities.............               608,331,344            4.9%
                                               --------------            ----
  TOTAL AUSTRALIA..................               653,152,592            5.3%
                                               --------------            ----

  AUSTRIA -- (0.8%)
  #   Wienerberger AG..............  2,849,957     52,899,209            0.4%
      Other Securities                             53,951,197            0.5%
                                               --------------            ----
  TOTAL AUSTRIA....................               106,850,406            0.9%
                                               --------------            ----

  BELGIUM -- (0.8%)
      Other Securities.............               113,216,088            0.9%
                                               --------------            ----

  CANADA -- (8.3%)
  *   Celestica, Inc...............  4,266,945     47,339,128            0.4%
      West Fraser Timber Co., Ltd..  1,144,822     51,180,401            0.4%
      Other Securities.............             1,037,743,280            8.4%
                                               --------------            ----
  TOTAL CANADA.....................             1,136,262,809            9.2%
                                               --------------            ----

  CHINA -- (0.1%)
      Other Securities.............                 7,371,120            0.1%
                                               --------------            ----

  DENMARK -- (1.8%)
  *   Vestas Wind Systems A.S......  3,314,030    147,179,632            1.2%
      Other Securities.............               105,956,002            0.8%
                                               --------------            ----
  TOTAL DENMARK....................               253,135,634            2.0%
                                               --------------            ----

  FINLAND -- (2.1%)
      Huhtamaki Oyj................  1,803,288     47,415,958            0.4%
      Other Securities.............               244,722,435            2.0%
                                               --------------            ----
  TOTAL FINLAND....................               292,138,393            2.4%
                                               --------------            ----

  FRANCE -- (3.9%)
  #*  Air France-KLM...............  3,419,028     49,186,239            0.4%
      Other Securities.............               485,571,574            3.9%
                                               --------------            ----
  TOTAL FRANCE.....................               534,757,813            4.3%
                                               --------------            ----

  GERMANY -- (4.9%)
  *   Aareal Bank AG...............  1,133,243     51,511,183            0.4%
      Aurubis AG...................  1,045,010     55,829,083            0.5%
  #   Bilfinger SE.................    536,449     63,958,308            0.5%
  #   Rheinmetall AG...............    647,831     43,158,259            0.4%
  #   TUI AG.......................  3,423,151     56,999,471            0.5%
      Other Securities.............               394,504,669            3.1%
                                               --------------            ----
  TOTAL GERMANY....................               665,960,973            5.4%
                                               --------------            ----

  GREECE -- (0.0%)
      Other Securities.............                   550,774            0.0%
                                               --------------            ----

  HONG KONG -- (2.0%)
      Other Securities.............               277,530,134            2.2%
                                               --------------            ----

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                 Percentage
                                      Shares       Value++     of Net Assets**
                                      ------       -------     ---------------
 IRELAND -- (0.4%)
     Smurfit Kappa Group P.L.C.....   2,066,589 $   46,038,830            0.4%
     Other Securities..............                  6,031,615            0.0%
                                                --------------           -----
 TOTAL IRELAND.....................                 52,070,445            0.4%
                                                --------------           -----

 ISRAEL -- (0.7%)
     Other Securities..............                 92,649,143            0.7%
                                                --------------           -----

 ITALY -- (3.8%)
 #*  Banca Popolare di Milano SCRL.  77,876,899     78,757,121            0.6%
 *   Banco Popolare SC.............   8,136,202    168,146,133            1.4%
 *   UnipolSai SpA.................  12,757,315     46,941,304            0.4%
     Other Securities..............                232,401,233            1.9%
                                                --------------           -----
 TOTAL ITALY.......................                526,245,791            4.3%
                                                --------------           -----

 JAPAN -- (19.0%)
     Other Securities..............              2,611,882,082           21.2%
                                                --------------           -----

 LUXEMBOURG -- (0.0%)
     Other Securities..............                    122,353            0.0%
                                                --------------           -----

 NETHERLANDS -- (2.1%)
 #*  APERAM........................   1,753,419     45,621,474            0.4%
     Delta Lloyd NV................   2,392,235     62,958,731            0.5%
     Other Securities..............                175,524,914            1.4%
                                                --------------           -----
 TOTAL NETHERLANDS.................                284,105,119            2.3%
                                                --------------           -----

 NEW ZEALAND -- (0.3%)
     Other Securities..............                 45,818,058            0.4%
                                                --------------           -----

 NORWAY -- (0.9%)
     Other Securities..............                127,240,320            1.0%
                                                --------------           -----

 PORTUGAL -- (0.6%)
 #*  Banco Comercial Portugues SA.. 187,787,505     57,067,629            0.5%
     Other Securities..............                 22,816,373            0.1%
                                                --------------           -----
 TOTAL PORTUGAL....................                 79,884,002            0.6%
                                                --------------           -----

 SINGAPORE -- (1.4%)
     Other Securities..............                192,081,968            1.6%
                                                --------------           -----

 SPAIN -- (2.4%)
     Bankinter SA..................   9,498,044     72,721,437            0.6%
 *   Gamesa Corp. Tecnologica SA...   7,418,085     73,734,457            0.6%
 #*  Sacyr SA......................   7,565,697     49,830,722            0.4%
     Other Securities..............                129,615,239            1.0%
                                                --------------           -----
 TOTAL SPAIN.......................                325,901,855            2.6%
                                                --------------           -----

 SWEDEN -- (3.5%)
     BillerudKorsnas AB............   3,506,767     51,248,998            0.4%
     Holmen AB Class B.............   1,385,639     48,972,666            0.4%
 #   Trelleborg AB Class B.........   5,405,103    115,650,402            0.9%
     Other Securities..............                264,275,372            2.2%
                                                --------------           -----
 TOTAL SWEDEN......................                480,147,438            3.9%
                                                --------------           -----

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       Percentage
                                            Shares       Value++     of Net Assets**
                                            ------       -------     ---------------
SWITZERLAND -- (3.9%)
    Helvetia Holding AG..................    121,594 $    60,608,318            0.5%
    Swiss Life Holding AG................    180,130      44,379,643            0.4%
    Other Securities.....................                432,661,095            3.5%
                                                     ---------------           -----
TOTAL SWITZERLAND........................                537,649,056            4.4%
                                                     ---------------           -----

UNITED KINGDOM -- (20.8%)
    Amlin P.L.C.......................... 11,024,189      83,350,349            0.7%
    Ashtead Group P.L.C..................  9,060,925     134,248,301            1.1%
    Barratt Developments P.L.C........... 23,304,329     145,749,037            1.2%
    Beazley P.L.C........................ 12,470,827      51,733,665            0.4%
    Bellway P.L.C........................  3,448,205      83,973,177            0.7%
    Bodycote P.L.C.......................  5,021,077      61,957,596            0.5%
    Bovis Homes Group P.L.C..............  3,820,358      51,089,368            0.4%
    Catlin Group, Ltd....................  9,072,341      81,027,071            0.7%
    CSR P.L.C............................  4,886,688      47,481,162            0.4%
*   Dixons Retail P.L.C.................. 74,506,019      56,667,531            0.5%
    DS Smith P.L.C....................... 15,172,280      80,853,845            0.7%
    easyJet P.L.C........................  1,792,771      49,605,324            0.4%
    Greene King P.L.C....................  4,908,532      73,898,809            0.6%
    Hiscox, Ltd..........................  8,547,223     101,972,677            0.8%
    Home Retail Group P.L.C.............. 17,508,245      60,496,425            0.5%
    Inchcape P.L.C.......................  8,776,728      95,343,359            0.8%
    Millennium & Copthorne Hotels P.L.C..  4,813,561      45,187,618            0.4%
    Mondi P.L.C..........................  4,406,737      73,257,173            0.6%
*   Persimmon P.L.C......................  7,739,467     171,754,093            1.4%
    SIG P.L.C............................ 14,208,459      46,048,206            0.4%
    Taylor Wimpey P.L.C.................. 76,091,760     135,325,001            1.1%
*   Thomas Cook Group P.L.C.............. 26,803,185      79,232,848            0.7%
    Travis Perkins P.L.C.................  4,514,252     130,328,001            1.1%
    Other Securities.....................                910,456,432            7.0%
                                                     ---------------           -----
TOTAL UNITED KINGDOM.....................              2,851,037,068           23.1%
                                                     ---------------           -----
TOTAL COMMON STOCKS......................             12,247,761,434           99.2%
                                                     ---------------           -----

PREFERRED STOCKS -- (0.0%)
FRANCE -- (0.0%)
    Other Securities.....................                     10,799            0.0%
                                                     ---------------           -----

RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
    Other Securities.....................                    194,468            0.0%
                                                     ---------------           -----

AUSTRIA -- (0.0%)
    Other Securities.....................                         --            0.0%
                                                     ---------------           -----

FRANCE -- (0.0%)
    Other Securities.....................                  4,405,989            0.0%
                                                     ---------------           -----

HONG KONG -- (0.0%)
    Other Securities.....................                         --            0.0%
                                                     ---------------           -----

ISRAEL -- (0.0%)
    Other Securities.....................                     56,668            0.0%
                                                     ---------------           -----

SINGAPORE -- (0.0%)
    Other Securities.....................                        442            0.0%
                                                     ---------------           -----

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                                       Percentage
                                           Shares        Value++     of Net Assets**
                                           ------        -------     ---------------
SWEDEN -- (0.0%)
        Other Securities................             $        21,426            0.0%
                                                     ---------------          ------
TOTAL RIGHTS/WARRANTS...................                   4,678,993            0.0%
                                                     ---------------          ------

                                           Shares/
                                            Face
                                           Amount        Value+
                                           -------       ------
                                            (000)
SECURITIES LENDING COLLATERAL -- (10.7%)
(S)@    DFA Short Term Investment Fund.. 126,129,433   1,459,317,538           11.8%
                                                     ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $10,916,859,971)..............               $13,711,768,764          111.0%
                                                     ===============          ======

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      Investments in Securities (Market Value)
                               ------------------------------------------------------
                                  Level 1         Level 2     Level 3      Total
                               -------------- --------------- ------- ---------------
Common Stocks
  Australia................... $      741,079 $   652,411,513   --    $   653,152,592
  Austria.....................             --     106,850,406   --        106,850,406
  Belgium.....................             --     113,216,088   --        113,216,088
  Canada......................  1,135,620,017         642,792   --      1,136,262,809
  China.......................             --       7,371,120   --          7,371,120
  Denmark.....................             --     253,135,634   --        253,135,634
  Finland.....................          2,509     292,135,884   --        292,138,393
  France......................             --     534,757,813   --        534,757,813
  Germany.....................            953     665,960,020   --        665,960,973
  Greece......................             --         550,774   --            550,774
  Hong Kong...................             --     277,530,134   --        277,530,134
  Ireland.....................             --      52,070,445   --         52,070,445
  Israel......................             --      92,649,143   --         92,649,143
  Italy.......................             --     526,245,791   --        526,245,791
  Japan.......................        737,791   2,611,144,291   --      2,611,882,082
  Luxembourg..................             --         122,353   --            122,353
  Netherlands.................             --     284,105,119   --        284,105,119
  New Zealand.................             --      45,818,058   --         45,818,058
  Norway......................             --     127,240,320   --        127,240,320
  Portugal....................             --      79,884,002   --         79,884,002
  Singapore...................             --     192,081,968   --        192,081,968
  Spain.......................        385,079     325,516,776   --        325,901,855
  Sweden......................             --     480,147,438   --        480,147,438
  Switzerland.................             --     537,649,056   --        537,649,056
  United Kingdom..............      1,357,865   2,849,679,203   --      2,851,037,068
Preferred Stocks
  France......................             --          10,799   --             10,799
Rights/Warrants
  Australia...................             --         194,468   --            194,468
  Austria.....................             --              --   --                 --
  France......................             --       4,405,989   --          4,405,989
  Hong Kong...................             --              --   --                 --
  Israel......................             --          56,668   --             56,668
  Singapore...................             --             442   --                442
  Sweden......................             --          21,426   --             21,426
Securities Lending Collateral              --   1,459,317,538   --      1,459,317,538
                               -------------- ---------------   --    ---------------
TOTAL......................... $1,138,845,293 $12,572,923,471   --    $13,711,768,764
                               ============== ===============   ==    ===============

                See accompanying Notes to Financial Statements.

                     INTERNATIONAL VECTOR EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                        Percentage
                                                 Shares    Value++    of Net Assets**
                                                 ------    -------    ---------------
COMMON STOCKS -- (89.0%)
AUSTRALIA -- (5.9%)
    Australia & New Zealand Banking Group, Ltd.. 122,194 $  3,929,487            0.3%
    National Australia Bank, Ltd................ 100,779    3,318,388            0.3%
    Origin Energy, Ltd.......................... 187,380    2,603,063            0.2%
    Other Securities............................           75,419,644            5.8%
                                                         ------------            ----
TOTAL AUSTRALIA.................................           85,270,582            6.6%
                                                         ------------            ----

AUSTRIA -- (0.5%)
    Other Securities............................            7,419,876            0.6%
                                                         ------------            ----

BELGIUM -- (1.4%)
    Other Securities............................           19,871,642            1.5%
                                                         ------------            ----

BRAZIL -- (0.0%)
    Other Securities............................                2,108            0.0%
                                                         ------------            ----

CANADA -- (8.0%)
    Other Securities............................          116,086,834            9.0%
                                                         ------------            ----

CHINA -- (0.0%)
    Other Securities............................              143,635            0.0%
                                                         ------------            ----

DENMARK -- (1.5%)
    Other Securities............................           21,021,087            1.6%
                                                         ------------            ----

FINLAND -- (1.9%)
#   Fortum Oyj.................................. 101,620    2,295,807            0.2%
#*  Nokia Oyj................................... 438,160    3,280,754            0.3%
    UPM-Kymmene Oyj............................. 170,168    2,980,288            0.2%
    Other Securities............................           19,056,773            1.4%
                                                         ------------            ----
TOTAL FINLAND...................................           27,613,622            2.1%
                                                         ------------            ----

FRANCE -- (6.6%)
*   Alcatel-Lucent.............................. 763,771    3,028,903            0.2%
    BNP Paribas SA..............................  41,203    3,096,177            0.3%
    Cie de St-Gobain............................  42,228    2,587,117            0.2%
*   Credit Agricole SA.......................... 153,510    2,422,149            0.2%
    Lafarge SA..................................  30,333    2,775,434            0.2%
    Orange SA................................... 153,868    2,492,857            0.2%
    Renault SA..................................  30,047    2,937,691            0.2%
    Sanofi......................................  23,775    2,565,794            0.2%
    Societe Generale SA.........................  51,102    3,182,488            0.3%
    Total SA....................................  63,258    4,525,740            0.4%
    Other Securities............................           66,076,408            5.0%
                                                         ------------            ----
TOTAL FRANCE....................................           95,690,758            7.4%
                                                         ------------            ----

GERMANY -- (5.7%)
#   Allianz SE..................................  20,504    3,568,308            0.3%
    Bayerische Motoren Werke AG.................  19,013    2,390,028            0.2%
*   Commerzbank AG.............................. 141,238    2,518,434            0.2%
    Daimler AG..................................  38,229    3,559,086            0.3%
    RWE AG......................................  85,573    3,265,558            0.3%
    Other Securities............................           66,343,426            5.0%
                                                         ------------            ----
TOTAL GERMANY...................................           81,644,840            6.3%
                                                         ------------            ----

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                    Percentage
                                            Shares     Value++    of Net Assets**
                                            ------     -------    ---------------

GREECE -- (0.0%)
    Other Securities......................           $          1            0.0%
                                                     ------------           -----

HONG KONG -- (2.5%)
    Other Securities......................             35,449,540            2.7%
                                                     ------------           -----

IRELAND -- (0.5%)
    Other Securities......................              7,289,034            0.6%
                                                     ------------           -----

ISRAEL -- (0.6%)
    Other Securities......................              8,578,989            0.7%
                                                     ------------           -----

ITALY -- (2.6%)
#*  Banco Popolare SC.....................   143,248    2,960,423            0.2%
    Unione di Banche Italiane SCPA........   339,391    3,239,654            0.3%
    Other Securities......................             31,154,981            2.4%
                                                     ------------           -----
TOTAL ITALY...............................             37,355,058            2.9%
                                                     ------------           -----

JAPAN -- (17.4%)
    Mitsubishi UFJ Financial Group, Inc...   543,100    2,889,017            0.2%
    Mizuho Financial Group, Inc........... 1,155,460    2,263,092            0.2%
    Sumitomo Mitsui Financial Group, Inc..    63,441    2,507,842            0.2%
    Other Securities......................            243,475,607           18.8%
                                                     ------------           -----
TOTAL JAPAN...............................            251,135,558           19.4%
                                                     ------------           -----

NETHERLANDS -- (2.4%)
    Aegon NV..............................   258,749    2,371,799            0.2%
    Other Securities......................             32,016,800            2.5%
                                                     ------------           -----
TOTAL NETHERLANDS.........................             34,388,599            2.7%
                                                     ------------           -----

NEW ZEALAND -- (0.4%)
    Other Securities......................              5,800,408            0.4%
                                                     ------------           -----

NORWAY -- (1.0%)
    Other Securities......................             14,244,438            1.1%
                                                     ------------           -----

PORTUGAL -- (0.4%)
    Other Securities......................              6,389,074            0.5%
                                                     ------------           -----

SINGAPORE -- (1.3%)
    Other Securities......................             19,388,752            1.5%
                                                     ------------           -----

SPAIN -- (2.4%)
    Banco de Sabadell SA..................   737,273    2,508,410            0.2%
    Banco Popular Espanol SA..............   355,602    2,620,401            0.2%
    Banco Santander SA....................   494,085    4,914,003            0.4%
    Other Securities......................             25,077,148            1.9%
                                                     ------------           -----
TOTAL SPAIN...............................             35,119,962            2.7%
                                                     ------------           -----

SWEDEN -- (2.9%)
    Other Securities......................             42,060,472            3.2%
                                                     ------------           -----

SWITZERLAND -- (6.0%)
    Aryzta AG.............................    25,690    2,374,667            0.2%
    Credit Suisse Group AG................   127,686    4,047,982            0.3%

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                        Percentage
                                              Shares      Value++     of Net Assets**
                                              ------      -------     ---------------

SWITZERLAND -- (Continued)
    Holcim, Ltd.............................    28,208 $    2,587,136            0.2%
    Julius Baer Group, Ltd..................    64,356      3,014,461            0.2%
    Nestle SA...............................    64,442      4,980,353            0.4%
    Novartis AG.............................    53,863      4,682,445            0.4%
    Swiss Re AG.............................    55,384      4,842,837            0.4%
    Zurich Insurance Group AG...............    15,572      4,465,406            0.4%
    Other Securities........................               56,405,005            4.2%
                                                       --------------           -----
TOTAL SWITZERLAND...........................               87,400,292            6.7%
                                                       --------------           -----

UNITED KINGDOM -- (17.1%)
    Anglo American P.L.C....................   214,596      5,736,816            0.4%
    Aviva P.L.C.............................   255,520      2,277,140            0.2%
    Barratt Developments P.L.C..............   440,009      2,751,887            0.2%
    BP P.L.C................................   304,568      2,571,502            0.2%
    BP P.L.C. Sponsored ADR.................   118,597      6,003,380            0.5%
    HSBC Holdings P.L.C. Sponsored ADR......   175,852      9,024,725            0.7%
*   Lloyds Banking Group P.L.C.............. 2,002,798      2,553,993            0.2%
    Old Mutual P.L.C........................   684,794      2,314,662            0.2%
    Resolution, Ltd.........................   461,924      2,330,334            0.2%
    Royal Dutch Shell P.L.C. ADR(780259107).    83,543      7,071,915            0.6%
    Royal Dutch Shell P.L.C. ADR(780259206).    80,746      6,357,940            0.5%
    Vodafone Group P.L.C. Sponsored ADR.....   100,243      3,805,231            0.3%
    Other Securities........................              194,442,210           14.9%
                                                       --------------           -----
TOTAL UNITED KINGDOM........................              247,241,735           19.1%
                                                       --------------           -----

UNITED STATES -- (0.0%)
    Other Securities........................                  442,310            0.0%
                                                       --------------           -----
TOTAL COMMON STOCKS.........................            1,287,049,206           99.3%
                                                       --------------           -----

PREFERRED STOCKS -- (0.0%)
GERMANY -- (0.0%)
    Other Securities........................                  223,512            0.0%
                                                       --------------           -----

UNITED KINGDOM -- (0.0%)
    Other Securities........................                   17,710            0.0%
                                                       --------------           -----
TOTAL PREFERRED STOCKS......................                  241,222            0.0%
                                                       --------------           -----

RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
    Other Securities........................                    7,208            0.0%
                                                       --------------           -----

AUSTRIA -- (0.0%)
    Other Securities........................                       --            0.0%
                                                       --------------           -----

FRANCE -- (0.0%)
    Other Securities........................                  176,352            0.1%
                                                       --------------           -----

HONG KONG -- (0.0%)
    Other Securities........................                    5,333            0.0%
                                                       --------------           -----

ISRAEL -- (0.0%)
    Other Securities........................                    1,030            0.0%
                                                       --------------           -----

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                                     Percentage
                                          Shares       Value++     of Net Assets**
                                          ------       -------     ---------------
PORTUGAL -- (0.0%)
        Other Securities................            $       17,815            0.0%
                                                    --------------          ------

SINGAPORE -- (0.0%)
        Other Securities................                     7,113            0.0%
                                                    --------------          ------

SPAIN -- (0.0%)
        Other Securities................                   109,998            0.0%
                                                    --------------          ------

SWEDEN -- (0.0%)
        Other Securities................                     8,621            0.0%
                                                    --------------          ------

UNITED KINGDOM -- (0.0%)
        Other Securities................                    65,564            0.0%
                                                    --------------          ------

TOTAL RIGHTS/WARRANTS...................                   399,034            0.1%
                                                    --------------          ------

                                          Shares/
                                           Face
                                          Amount       Value+
                                          -------      ------             -
                                           (000)
SECURITIES LENDING COLLATERAL -- (11.0%)
(S)@    DFA Short Term Investment Fund.. 13,700,803    158,518,289           12.2%
                                                    --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,166,313,446)...............              $1,446,207,751          111.6%
                                                    ==============          ======

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                               --------------------------------------------------
                                 Level 1       Level 2     Level 3     Total
                               ------------ -------------- ------- --------------
Common Stocks
  Australia................... $  1,165,621 $   84,104,961   --    $   85,270,582
  Austria.....................       43,407      7,376,469   --         7,419,876
  Belgium.....................      963,430     18,908,212   --        19,871,642
  Brazil......................        2,108             --   --             2,108
  Canada......................  116,078,253          8,581   --       116,086,834
  China.......................           --        143,635   --           143,635
  Denmark.....................           --     21,021,087   --        21,021,087
  Finland.....................       22,326     27,591,296   --        27,613,622
  France......................    2,203,144     93,487,614   --        95,690,758
  Germany.....................    3,912,672     77,732,168   --        81,644,840
  Greece......................           --              1   --                 1
  Hong Kong...................      151,268     35,298,272   --        35,449,540
  Ireland.....................    1,934,504      5,354,530   --         7,289,034
  Israel......................    1,417,135      7,161,854   --         8,578,989
  Italy.......................    1,090,925     36,264,133   --        37,355,058
  Japan.......................    4,568,327    246,567,231   --       251,135,558
  Netherlands.................    5,486,144     28,902,455   --        34,388,599
  New Zealand.................        3,451      5,796,957   --         5,800,408
  Norway......................      708,863     13,535,575   --        14,244,438
  Portugal....................           --      6,389,074   --         6,389,074
  Singapore...................           --     19,388,752   --        19,388,752
  Spain.......................    1,381,192     33,738,770   --        35,119,962
  Sweden......................      130,505     41,929,967   --        42,060,472
  Switzerland.................    5,732,891     81,667,401   --        87,400,292
  United Kingdom..............   43,379,209    203,862,526   --       247,241,735
  United States...............      261,294        181,016   --           442,310
Preferred Stocks
  Germany.....................           --        223,512   --           223,512
  United Kingdom..............           --         17,710   --            17,710
Rights/Warrants
  Australia...................           --          7,208   --             7,208
  Austria.....................           --             --   --                --
  France......................           --        176,352   --           176,352
  Hong Kong...................           --          5,333   --             5,333
  Israel......................           --          1,030   --             1,030
  Portugal....................           --         17,815   --            17,815
  Singapore...................           --          7,113   --             7,113
  Spain.......................           --        109,998   --           109,998
  Sweden......................           --          8,621   --             8,621
  United Kingdom..............           --         65,564   --            65,564
Securities Lending Collateral.           --    158,518,289   --       158,518,289
                               ------------ --------------   --    --------------
TOTAL......................... $190,636,669 $1,255,571,082   --    $1,446,207,751
                               ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                         WORLD EX U.S. VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)


                                                              Shares     Value+
                                                              ------- ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in The DFA International Value Series of
  The DFA Investment Trust Company...........................         $ 83,290,755
Investment in Dimensional Emerging Markets Value Fund........           25,156,979
Investment in DFA International Small Cap Value Portfolio of
  DFA Investment Dimensions Group Inc........................ 492,190   10,582,093
                                                                      ------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $102,766,559).....................................          119,029,827
                                                                      ------------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $102,766,559).....................................         $119,029,827
                                                                      ============

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                                    -----------------------------------------
                                      Level 1    Level 2 Level 3    Total
                                    ------------ ------- ------- ------------
   Affiliated Investment Companies. $119,029,827   --      --    $119,029,827
                                    ------------   --      --    ------------
   TOTAL........................... $119,029,827   --      --    $119,029,827
                                    ============   ==      ==    ============


                See accompanying Notes to Financial Statements.

                    WORLD EX U.S. TARGETED VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                               Shares      Value+
                                                              --------- ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in DFA International Small Cap Value Portfolio of
  DFA Investment Dimensions Group Inc........................ 4,156,347 $ 89,361,459
Investment in Dimensional Emerging Markets Value Fund........             33,114,738
Investment in International Vector Equity Portfolio of
  DFA Investment Dimensions Group Inc........................ 1,051,685   12,977,794
Investment in The Emerging Markets Small Cap Series of
  The DFA Investment Trust Company...........................              8,628,037
                                                                        ------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $127,171,473).....................................            144,082,028
                                                                        ------------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $127,171,473).....................................           $144,082,028
                                                                        ============

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                                    -----------------------------------------
                                      Level 1    Level 2 Level 3    Total
                                    ------------ ------- ------- ------------
   Affiliated Investment Companies. $144,082,028   --      --    $144,082,028
                                    ------------   --      --    ------------
   TOTAL........................... $144,082,028   --      --    $144,082,028
                                    ============   ==      ==    ============

                See accompanying Notes to Financial Statements.

                      WORLD EX U.S. CORE EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                            Shares      Value+
                                                          ---------- ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc.................... 12,532,551 $165,053,695
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc....................  2,486,894   49,041,546
                                                                     ------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $194,730,846).................................             214,095,241
                                                                     ------------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $194,730,846).................................            $214,095,241
                                                                     ============

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                                    -----------------------------------------
                                      Level 1    Level 2 Level 3    Total
                                    ------------ ------- ------- ------------
   Affiliated Investment Companies. $214,095,241   --      --    $214,095,241
                                    ------------   --      --    ------------
   TOTAL........................... $214,095,241   --      --    $214,095,241
                                    ============   ==      ==    ============

                See accompanying Notes to Financial Statements.

                  SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                           Shares      Value+
                                                          --------- ------------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Core Equity 2 Portfolio of
  DFA Investment Dimensions Group Inc.................... 2,911,282 $ 48,239,940
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc.................... 3,170,732   41,758,540
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc....................   878,674   17,327,446
                                                                    ------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $89,796,778)..................................            107,325,926
                                                                    ------------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $89,796,778)..................................           $107,325,926
                                                                    ============

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                                   ------------------------------------------
                                     Level 1    Level 2  Level 3     Total
                                   ------------ -------  ------- ------------
  Affiliated Investment Companies. $107,325,926      --    --    $107,325,926
  Futures Contracts**.............       11,733      --    --          11,733
  Forward Currency Contracts**....           -- $(4,611)   --          (4,611)
                                   ------------ -------    --    ------------
  TOTAL........................... $107,337,659 $(4,611)   --    $107,333,048
                                   ============ =======    ==    ============

  **Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment. (Note H)

                See accompanying Notes to Financial Statements.

                           SCHEDULES OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                          EMERGING MARKETS PORTFOLIO

                                                                   Value+
                                                               --------------
  AFFILIATED INVESTMENT COMPANY -- (100.0%)
  Investment in The Emerging Markets Series of The DFA
    Investment Trust Company.................................. $3,865,541,570
                                                               --------------
     TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost
       $2,811,506,415)........................................ $3,865,541,570
                                                               ==============

Summary of the Portfolio's Master Fund's investments as of April 30, 2014, based on their valuation inputs, is located within this report (See Security Valuation Note).

                     EMERGING MARKETS SMALL CAP PORTFOLIO

                                                                   Value+
                                                               --------------
  AFFILIATED INVESTMENT COMPANY -- (100.0%)
  Investment in The Emerging Markets Small Cap Series of The
    DFA Investment Trust Company.............................. $4,318,081,018
                                                               --------------
     TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost
       $3,854,021,374)........................................ $4,318,081,018
                                                               ==============

Summary of the Portfolio's Master Fund's investments as of April 30, 2014, based on their valuation inputs, is located within this report (See Security Valuation Note).

                       EMERGING MARKETS VALUE PORTFOLIO

                                                                   Value+
                                                               ---------------
  AFFILIATED INVESTMENT COMPANY -- (100.0%)
  Investment in Dimensional Emerging Markets Value Fund....... $18,795,867,195
                                                               ---------------
     TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost
       $18,820,240,077)....................................... $18,795,867,195
                                                               ===============

Summary of the Portfolio's Master Fund's investments as of April 30, 2014, based on their valuation inputs, is located within this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                    EMERGING MARKETS CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                                      Percentage
                                                           Shares       Value++     of Net Assets**
                                                           ------       -------     ---------------
COMMON STOCKS -- (87.6%)
BRAZIL -- (6.7%)
    AMBEV SA ADR........................................   6,417,027 $   46,523,446            0.3%
    BM&FBovespa SA......................................   9,686,489     49,523,926            0.4%
    Petroleo Brasileiro SA ADR..........................   3,836,209     53,246,581            0.4%
#   Vale SA Sponsored ADR(91912E105)....................   3,456,710     45,697,706            0.3%
    Other Securities....................................                834,387,140            5.8%
                                                                     --------------           -----
TOTAL BRAZIL............................................              1,029,378,799            7.2%
                                                                     --------------           -----
CHILE -- (1.4%)
    Other Securities....................................                215,878,185            1.5%
                                                                     --------------           -----
CHINA -- (13.2%)
    Bank of China, Ltd. Class H......................... 157,471,702     69,585,230            0.5%
    China Construction Bank Corp. Class H............... 158,865,302    109,994,041            0.8%
    China Mobile, Ltd...................................   3,987,000     37,950,155            0.3%
    China Mobile, Ltd. Sponsored ADR....................   1,837,282     87,142,285            0.6%
    CNOOC, Ltd..........................................  21,558,000     35,465,333            0.3%
#   CNOOC, Ltd. ADR.....................................     213,780     35,314,318            0.3%
    Industrial & Commercial Bank of China, Ltd. Class H. 158,902,725     94,741,662            0.7%
    Tencent Holdings, Ltd...............................   1,224,700     77,138,952            0.6%
    Other Securities....................................              1,494,120,830           10.2%
                                                                     --------------           -----
TOTAL CHINA.............................................              2,041,452,806           14.3%
                                                                     --------------           -----
COLOMBIA -- (0.5%)
    Other Securities....................................                 76,048,438            0.5%
                                                                     --------------           -----
CZECH REPUBLIC -- (0.3%)
    Other Securities....................................                 40,891,082            0.3%
                                                                     --------------           -----
EGYPT -- (0.1%)
    Other Securities....................................                  9,188,254            0.1%
                                                                     --------------           -----
GREECE -- (0.5%)
    Other Securities....................................                 80,128,027            0.6%
                                                                     --------------           -----
HUNGARY -- (0.2%)
    Other Securities....................................                 38,110,855            0.3%
                                                                     --------------           -----
INDIA -- (7.2%)
    HDFC Bank, Ltd......................................   2,994,559     36,021,014            0.3%
#   Infosys, Ltd. Sponsored ADR.........................     875,587     47,027,778            0.3%
    Reliance Industries, Ltd............................   3,980,031     61,885,899            0.5%
    Other Securities....................................                968,812,215            6.7%
                                                                     --------------           -----
TOTAL INDIA.............................................              1,113,746,906            7.8%
                                                                     --------------           -----
INDONESIA -- (2.9%)
    Astra International Tbk PT..........................  60,036,200     38,680,848            0.3%
    Other Securities....................................                408,123,547            2.8%
                                                                     --------------           -----
TOTAL INDONESIA.........................................                446,804,395            3.1%
                                                                     --------------           -----
ISRAEL -- (0.0%)
    Other Securities....................................                    197,002            0.0%
                                                                     --------------           -----
MALAYSIA -- (4.3%)
#   CIMB Group Holdings Bhd.............................  16,181,395     37,275,314            0.3%
    Malayan Banking Bhd.................................  14,680,988     44,564,178            0.3%
    Other Securities....................................                585,447,642            4.1%
                                                                     --------------           -----
TOTAL MALAYSIA..........................................                667,287,134            4.7%
                                                                     --------------           -----

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                                     Percentage
                                                           Shares      Value++     of Net Assets**
                                                           ------      -------     ---------------
MEXICO -- (5.0%)
    America Movil S.A.B. de C.V. Series L ADR...........  2,771,184 $   55,645,374            0.4%
#*  Cemex S.A.B. de C.V. Sponsored ADR..................  6,545,913     82,740,339            0.6%
#   Fomento Economico Mexicano S.A.B. de C.V. Sponsored
     ADR................................................    599,632     54,428,597            0.4%
#   Grupo Financiero Banorte S.A.B. de C.V..............  8,827,008     58,625,192            0.4%
#   Grupo Mexico S.A.B. de C.V. Series B................ 12,753,153     38,407,386            0.3%
    Grupo Televisa S.A.B. Sponsored ADR.................  1,810,392     59,398,962            0.4%
    Other Securities....................................               421,286,430            2.9%
                                                                    --------------           -----
TOTAL MEXICO............................................               770,532,280            5.4%
                                                                    --------------           -----
PERU -- (0.1%)
    Other Securities....................................                21,006,749            0.1%
                                                                    --------------           -----
PHILIPPINES -- (1.4%)
    Other Securities....................................               208,990,003            1.5%
                                                                    --------------           -----
POLAND -- (2.1%)
    Powszechna Kasa Oszczednosci Bank Polski SA.........  3,042,817     41,757,735            0.3%
    Other Securities....................................               276,377,295            1.9%
                                                                    --------------           -----
TOTAL POLAND............................................               318,135,030            2.2%
                                                                    --------------           -----
RUSSIA -- (2.4%)
    Gazprom OAO Sponsored ADR........................... 12,507,217     90,388,857            0.6%
    Lukoil OAO Sponsored ADR............................  1,314,573     69,592,735            0.5%
    Sberbank of Russia Sponsored ADR....................  4,255,587     35,849,359            0.3%
    Other Securities....................................               176,863,111            1.2%
                                                                    --------------           -----
TOTAL RUSSIA............................................               372,694,062            2.6%
                                                                    --------------           -----
SOUTH AFRICA -- (7.4%)
#   Bidvest Group, Ltd..................................  1,371,437     37,656,689            0.3%
    FirstRand, Ltd...................................... 10,566,034     38,876,557            0.3%
    MTN Group, Ltd......................................  4,151,165     83,279,867            0.6%
    Naspers, Ltd. Class N...............................    654,201     61,821,507            0.4%
    Sanlam, Ltd.........................................  8,139,212     43,602,905            0.3%
    Sasol, Ltd..........................................    919,023     51,506,006            0.4%
    Sasol, Ltd. Sponsored ADR...........................    947,919     52,524,192            0.4%
    Standard Bank Group, Ltd............................  4,181,964     54,946,605            0.4%
    Steinhoff International Holdings, Ltd...............  8,312,234     43,193,202            0.3%
    Other Securities....................................               675,819,987            4.6%
                                                                    --------------           -----
TOTAL SOUTH AFRICA......................................             1,143,227,517            8.0%
                                                                    --------------           -----
SOUTH KOREA -- (13.8%)
    Hana Financial Group, Inc...........................  1,140,149     40,231,352            0.3%
    Hyundai Mobis.......................................    153,167     43,757,279            0.3%
#   Hyundai Motor Co....................................    364,834     81,345,741            0.6%
    Kia Motors Corp.....................................    649,372     36,028,576            0.3%
#   POSCO ADR...........................................    511,345     37,634,992            0.3%
#   Samsung Electronics Co., Ltd........................    266,899    348,025,666            2.5%
    Other Securities....................................             1,550,304,091           10.7%
                                                                    --------------           -----
TOTAL SOUTH KOREA.......................................             2,137,327,697           15.0%
                                                                    --------------           -----
TAIWAN -- (13.4%)
    Hon Hai Precision Industry Co., Ltd................. 31,724,623     91,111,876            0.7%
    Taiwan Semiconductor Manufacturing Co., Ltd......... 40,714,652    159,982,333            1.1%
    Other Securities....................................             1,817,777,237           12.7%
                                                                    --------------           -----
TOTAL TAIWAN............................................             2,068,871,446           14.5%
                                                                    --------------           -----

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                      Percentage
                                           Shares       Value++     of Net Assets**
                                           ------       -------     ---------------
THAILAND -- (2.8%)
    Other Securities.....................           $   425,257,152            3.0%
                                                    ---------------           -----
TURKEY -- (2.0%)
    Other Securities.....................               310,315,543            2.2%
                                                    ---------------           -----
TOTAL COMMON STOCKS......................            13,535,469,362           94.9%
                                                    ---------------           -----
PREFERRED STOCKS -- (3.6%)
BRAZIL -- (3.5%)
#   Banco Bradesco SA ADR................ 5,097,969      75,806,794            0.5%
    Itau Unibanco Holding SA............. 2,951,785      48,716,532            0.4%
    Itau Unibanco Holding SA ADR......... 5,554,966      90,879,242            0.7%
#   Petroleo Brasileiro SA Sponsored ADR. 5,128,535      75,902,318            0.5%
    Vale SA Sponsored ADR................ 4,036,193      47,909,611            0.4%
    Other Securities.....................               196,079,468            1.3%
                                                    ---------------           -----
TOTAL BRAZIL.............................               535,293,965            3.8%
                                                    ---------------           -----
CHILE -- (0.0%)
    Other Securities.....................                 1,666,912            0.0%
                                                    ---------------           -----
COLOMBIA -- (0.1%)
    Other Securities.....................                11,297,396            0.1%
                                                    ---------------           -----
INDIA -- (0.0%)
    Other Securities.....................                   376,100            0.0%
                                                    ---------------           -----
TOTAL PREFERRED STOCKS...................               548,634,373            3.9%
                                                    ---------------           -----
RIGHTS/WARRANTS -- (0.0%)
BRAZIL -- (0.0%)
    Other Securities.....................                     3,614            0.0%
                                                    ---------------           -----
CHILE -- (0.0%)
    Other Securities.....................                        --            0.0%
                                                    ---------------           -----
HONG KONG -- (0.0%)
    Other Securities.....................                     2,620            0.0%
                                                    ---------------           -----
INDIA -- (0.0%)
    Other Securities.....................                     1,400            0.0%
                                                    ---------------           -----
MALAYSIA -- (0.0%)
    Other Securities.....................                    32,807            0.0%
                                                    ---------------           -----
PHILIPPINES -- (0.0%)
    Other Securities.....................                     8,573            0.0%
                                                    ---------------           -----
SOUTH AFRICA -- (0.0%)
    Other Securities.....................                    22,898            0.0%
                                                    ---------------           -----
SOUTH KOREA -- (0.0%)
    Other Securities.....................                   658,482            0.0%
                                                    ---------------           -----
TAIWAN -- (0.0%)
    Other Securities.....................                     1,067            0.0%
                                                    ---------------           -----
THAILAND -- (0.0%)
    Other Securities.....................                   683,885            0.0%
                                                    ---------------           -----
TURKEY -- (0.0%)
    Other Securities.....................                   644,458            0.0%
                                                    ---------------           -----
TOTAL RIGHTS/WARRANTS....................                 2,059,804            0.0%
                                                    ---------------           -----

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                          Shares/
                                           Face                       Percentage
                                          Amount        Value+      of Net Assets**
                                          -------       ------      ---------------
                                           (000)
SECURITIES LENDING COLLATERAL -- (8.8%)
(S)@   DFA Short Term Investment Fund.. 117,489,125 $ 1,359,349,182            9.5%
                                                    ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $14,362,067,155).............               $15,445,512,721          108.3%
                                                    ===============          ======

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      Investments in Securities (Market Value)
                               ------------------------------------------------------
                                  Level 1         Level 2     Level 3      Total
                               -------------- --------------- ------- ---------------
Common Stocks
  Brazil...................... $1,029,378,799              --   --    $ 1,029,378,799
  Chile.......................    215,878,185              --   --        215,878,185
  China.......................    218,118,001 $ 1,823,334,805   --      2,041,452,806
  Colombia....................     76,048,438              --   --         76,048,438
  Czech Republic..............             --      40,891,082   --         40,891,082
  Egypt.......................             --       9,188,254   --          9,188,254
  Greece......................      3,127,948      77,000,079   --         80,128,027
  Hungary.....................        259,235      37,851,620   --         38,110,855
  India.......................     96,383,021   1,017,363,885   --      1,113,746,906
  Indonesia...................     14,873,084     431,931,311   --        446,804,395
  Israel......................             --         197,002   --            197,002
  Malaysia....................             --     667,287,134   --        667,287,134
  Mexico......................    770,410,285         121,995   --        770,532,280
  Peru........................     21,006,749              --   --         21,006,749
  Philippines.................      4,292,475     204,697,528   --        208,990,003
  Poland......................             --     318,135,030   --        318,135,030
  Russia......................     18,245,778     354,448,284   --        372,694,062
  South Africa................    103,835,775   1,039,391,742   --      1,143,227,517
  South Korea.................     97,629,876   2,039,697,821   --      2,137,327,697
  Taiwan......................     46,309,507   2,022,561,939   --      2,068,871,446
  Thailand....................    424,964,654         292,498   --        425,257,152
  Turkey......................      4,256,063     306,059,480   --        310,315,543
Preferred Stocks
  Brazil......................    535,293,965              --   --        535,293,965
  Chile.......................      1,666,912              --   --          1,666,912
  Colombia....................     11,297,396              --   --         11,297,396
  India.......................        376,100              --   --            376,100
Rights/Warrants
  Brazil......................             --           3,614   --              3,614
  Chile.......................             --              --   --                 --
  Hong Kong...................             --           2,620   --              2,620
  India.......................             --           1,400   --              1,400
  Malaysia....................             --          32,807   --             32,807
  Philippines.................             --           8,573   --              8,573
  South Africa................             --          22,898   --             22,898
  South Korea.................         14,213         644,269   --            658,482
  Taiwan......................          1,067              --   --              1,067
  Thailand....................             --         683,885   --            683,885
  Turkey......................             --         644,458   --            644,458
Securities Lending Collateral.             --   1,359,349,182   --      1,359,349,182
                               -------------- ---------------   --    ---------------
TOTAL......................... $3,693,667,526 $11,751,845,195   --    $15,445,512,721
                               ============== ===============   ==    ===============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                     Enhanced U.S.
                                                                         Large     U.S. Large Cap
                                                                        Company        Equity     U.S. Large Cap   U.S. Targeted
                                                                       Portfolio     Portfolio    Value Portfolio Value Portfolio
-                                                                    ------------- -------------- --------------- ---------------
ASSETS:
Investments in Affiliated Investment Company at Value...............           --             --  $   13,614,026             --
Investments at Value (including $0, $24,192, $0 and $846,388 of
 securities on loan, respectively).................................. $    195,364   $    197,133              --   $  4,946,183
Temporary Cash Investments at Value & Cost..........................           --            664              --         15,511
Collateral from Securities on Loan Invested in Affiliate at Value &
 Cost...............................................................           --         24,577              --        866,271
Cash................................................................        2,452             --              --          5,694
Receivables:
  Investment Securities/Affiliated Investment Company Sold..........           --             --              --         12,756
  Dividends, Interest and Tax Reclaims..............................        1,046            167              --          1,702
  Securities Lending Income.........................................           --              6              --            308
  Fund Shares Sold..................................................           34            109          10,312          6,830
  Futures Margin Variation..........................................          616             --              --             --
Unrealized Gain on Forward Currency Contracts.......................           15             --              --             --
Deferred Offering Costs.............................................           --              7              --             --
Prepaid Expenses and Other Assets...................................           15             18              97             53
                                                                     ------------   ------------  --------------   ------------
    Total Assets....................................................      199,542        222,681      13,624,435      5,855,308
                                                                     ------------   ------------  --------------   ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..................................           --         24,577              --        866,271
  Investment Securities/Affiliated Investment Company
   Purchased........................................................           --            445              --         14,408
  Fund Shares Redeemed..............................................          114            157           4,455          4,364
  Due to Advisor....................................................           32             14           1,662          1,423
Unrealized Loss on Forward Currency Contracts.......................          267             --              --             --
Accrued Expenses and Other Liabilities..............................           19              9             371            237
                                                                     ------------   ------------  --------------   ------------
    Total Liabilities...............................................          432         25,202           6,488        886,703
                                                                     ------------   ------------  --------------   ------------
NET ASSETS.......................................................... $    199,110   $    197,479  $   13,617,947   $  4,968,605
                                                                     ============   ============  ==============   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE:
Class R1 Shares -- based on net assets of $0; $0; $0 and
 $12,061 and shares outstanding of 0; 0; 0 and 527,767,
 respectively.......................................................          N/A            N/A             N/A   $      22.85
                                                                     ============   ============  ==============   ============
NUMBER OF SHARES AUTHORIZED.........................................          N/A            N/A             N/A    100,000,000
                                                                     ============   ============  ==============   ============
Class R2 Shares -- based on net assets of $0; $0; $0 and
 $77,227 and shares outstanding of 0; 0; 0 and 3,389,444,
 respectively.......................................................          N/A            N/A             N/A   $      22.78
                                                                     ============   ============  ==============   ============
NUMBER OF SHARES AUTHORIZED.........................................          N/A            N/A             N/A    100,000,000
                                                                     ============   ============  ==============   ============
Institutional Class Shares -- based on net assets of $199,110;
 $197,479; $13,617,947 and $4,879,317 and shares
 outstanding of 15,750,989; 16,582,695; 422,542,710 and
 213,729,854, respectively.......................................... $      12.64   $      11.91  $        32.23   $      22.83
                                                                     ============   ============  ==============   ============
NUMBER OF SHARES AUTHORIZED.........................................  300,000,000    100,000,000   2,000,000,000    700,000,000
                                                                     ============   ============  ==============   ============
Investments in Affiliated Investment Company at Cost................ $         --   $         --  $    8,645,898   $         --
                                                                     ------------   ------------  --------------   ------------
Investments at Cost................................................. $    189,961   $    174,936  $           --   $  3,428,385
                                                                     ============   ============  ==============   ============
NET ASSETS CONSIST OF:
Paid-In Capital..................................................... $    180,459   $    174,689  $    8,844,213   $  3,324,423
Undistributed Net Investment Income (Distributions in Excess of
 Net Investment Income).............................................          212            440          28,282          5,539
Accumulated Net Realized Gain (Loss)................................        4,069            153        (222,676)       120,845
Net Unrealized Foreign Exchange Gain (Loss).........................         (243)            --              --             --
Net Unrealized Appreciation (Depreciation)..........................       14,613         22,197       4,968,128      1,517,798
                                                                     ------------   ------------  --------------   ------------
NET ASSETS.......................................................... $    199,110   $    197,479  $   13,617,947   $  4,968,605
                                                                     ============   ============  ==============   ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                        U.S. Core       U.S. Core     U.S. Vector
                                                      U.S. Small Cap    Equity 1        Equity 2        Equity
                                                      Value Portfolio   Portfolio       Portfolio      Portfolio
                                                      --------------- -------------- --------------  --------------
ASSETS:
Investments at Value (including $1,893,187,
 $777,662, $1,049,551 and $414,138 of securities
 on loan, respectively).............................. $   10,734,915  $    9,054,350 $   11,441,544  $    3,186,833
Temporary Cash Investments at Value & Cost...........        131,695          30,400         60,383           4,430
Collateral from Securities on Loan Invested in
 Affiliate at Value & Cost...........................      1,927,797         793,203      1,072,385         423,491
Segregated Cash for Futures Contracts................          3,570              --             --              --
Cash.................................................          4,059           1,193          1,818           1,229
Receivables:
  Investment Securities Sold.........................            516           9,728         12,887           7,999
  Dividends, Interest and Tax Reclaims...............          4,664           6,072          7,370           1,705
  Securities Lending Income..........................            481             351            523             198
  Fund Shares Sold...................................        111,751          15,245         27,483           4,108
  Futures Margin Variation...........................            511              --             --              --
Prepaid Expenses and Other Assets....................             74              81             98              42
                                                      --------------  -------------- --------------  --------------
     Total Assets....................................     12,920,033       9,910,623     12,624,491       3,630,035
                                                      --------------  -------------- --------------  --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned...................      1,927,797         793,203      1,072,385         423,491
  Investment Securities Purchased....................         71,391          23,568         53,470           2,753
  Fund Shares Redeemed...............................          3,029           4,110          2,535           1,469
  Due to Advisor.....................................          4,443           1,250          1,862             787
Accrued Expenses and Other Liabilities...............            517             319            455             142
                                                      --------------  -------------- --------------  --------------
     Total Liabilities...............................      2,007,177         822,450      1,130,707         428,642
                                                      --------------  -------------- --------------  --------------
NET ASSETS........................................... $   10,912,856  $    9,088,173 $   11,493,784  $    3,201,393
                                                      ==============  ============== ==============  ==============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
 $10,912,856; $9,088,173; $11,493,784 and
 $3,201,393 and shares outstanding of
 310,433,216; 541,215,281; 693,802,835 and
 194,732,517, respectively........................... $        35.15  $        16.79 $        16.57  $        16.44
                                                      ==============  ============== ==============  ==============
NUMBER OF SHARES AUTHORIZED..........................  1,700,000,000   1,500,000,000  2,300,000,000   1,000,000,000
                                                      ==============  ============== ==============  ==============
Investments at Cost.................................. $    7,428,246  $    6,217,021 $    7,542,364  $    2,092,796
                                                      ==============  ============== ==============  ==============
NET ASSETS CONSIST OF:
Paid-In Capital...................................... $    7,400,488  $    6,209,345 $    7,581,677  $    2,074,195
Undistributed Net Investment Income (Distributions
 in Excess of Net Investment Income).................          1,117          18,227         22,493           5,288
Accumulated Net Realized Gain (Loss).................        208,705          23,272         (9,566)         27,873
Net Unrealized Appreciation (Depreciation)...........      3,302,546       2,837,329      3,899,180       1,094,037
                                                      --------------  -------------- --------------  --------------
NET ASSETS........................................... $   10,912,856  $    9,088,173 $   11,493,784  $    3,201,393
                                                      ==============  ============== ==============  ==============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                                             DFA Real
                                                                                              Estate       Large Cap
                                                             U.S. Small Cap U.S. Micro Cap  Securities   International
                                                               Portfolio      Portfolio     Portfolio     Portfolio*
                                                             -------------- -------------- ------------  -------------
ASSETS:
Investments at Value (including $2,063,289, $917,738,
 $544,266 and $419,668 of securities on loan,
 respectively).............................................. $    8,361,307 $    4,771,493 $  5,524,070  $  3,020,209
Temporary Cash Investments at Value & Cost..................             --         13,685       29,681            --
Collateral from Securities on Loan Invested in Affiliate at
 Value & Cost...............................................      2,111,621        934,717      557,065       442,265
Foreign Currencies at Value.................................             --             --           --         6,386
Cash........................................................          6,764          7,969           --        16,317
Receivables:
  Investment Securities Sold                                         12,095         18,154           --            --
  Dividends, Interest and Tax Reclaims......................          2,680          1,580        4,325        13,944
  Securities Lending Income.................................            872            471          131           613
  Fund Shares Sold..........................................         20,435          2,677        6,402         2,982
Unrealized Gain on Foreign Currency Contracts...............             --             --           --            24
Prepaid Expenses and Other Assets...........................             61             55           51            25
                                                             -------------- -------------- ------------  ------------
     Total Assets...........................................     10,515,835      5,750,801    6,121,725     3,502,765
                                                             -------------- -------------- ------------  ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..........................      2,111,621        934,717      557,065       442,265
  Investment Securities Purchased...........................             46          8,020       16,366        11,659
  Fund Shares Redeemed......................................          3,090          2,224        2,342           873
  Due to Advisor............................................          2,429          2,002          722           614
  Line of Credit............................................          6,922             --           --            --
Accrued Expenses and Other Liabilities......................            315            253          260           164
                                                             -------------- -------------- ------------  ------------
     Total Liabilities......................................      2,124,423        947,216      576,755       455,575
                                                             -------------- -------------- ------------  ------------
NET ASSETS.................................................. $    8,391,412 $    4,803,585 $  5,544,970  $  3,047,190
                                                             ============== ============== ============  ============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
 $8,391,412; $4,803,585; $5,544,970 and $3,047,190
 and shares outstanding of 276,835,874; 245,906,230;
 187,942,308 and 132,523,183, respectively.................. $        30.31 $        19.53 $      29.50  $      22.99
                                                             ============== ============== ============  ============
NUMBER OF SHARES AUTHORIZED.................................  1,000,000,000  1,500,000,000  700,000,000   500,000,000
                                                             ============== ============== ============  ============
Investments at Cost......................................... $    6,045,505 $    3,126,312 $  3,861,761  $  2,296,937
                                                             ============== ============== ============  ============
Foreign Currencies at Cost.................................. $           -- $           -- $         --  $      6,365
                                                             ============== ============== ============  ============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    5,894,973 $    2,993,424 $  4,100,308  $  2,532,998
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)...........................          9,420          4,138       32,871        24,934
Accumulated Net Realized Gain (Loss)........................        171,217        160,842     (250,518)     (234,122)
Net Unrealized Foreign Exchange Gain (Loss).................             --             --           --            87
Net Unrealized Appreciation (Depreciation)..................      2,315,802      1,645,181    1,662,309       723,293
                                                             -------------- -------------- ------------  ------------
NET ASSETS.................................................. $    8,391,412 $    4,803,585 $  5,544,970  $  3,047,190
                                                             ============== ============== ============  ============

----------
* See Note J in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                             International                 Asia Pacific
                                                              International      Small      Japanese Small    Small
                                                               Core Equity      Company        Company       Company
                                                               Portfolio*      Portfolio      Portfolio     Portfolio
                                                             --------------  -------------- -------------- ------------
ASSETS:
Investments in Affiliated Investment Companies at
 Value......................................................             --  $    9,216,527  $    380,419  $    397,070
Investments at Value (including $1,541,869, $0, $0 and
 $0 of securities on loan, respectively).................... $   11,378,591              --            --            --
Temporary Cash..............................................             --           6,065            --            --
Collateral from Securities on Loan Invested in Affiliate at
 Value & Cost...............................................      1,599,130              --            --            --
Foreign Currencies at Value.................................          8,329              --            --            --
Cash........................................................         19,837              --            --            --
Receivables:
  Investment Securities Sold................................         22,558              --            --            --
  Dividends, Interest and Tax Reclaims......................         48,337              --            --            --
  Securities Lending Income.................................          2,536              --            --            --
  Fund Shares Sold..........................................         21,089           4,171             9            34
Unrealized Gain on Foreign Currency Contracts...............             24              --            --            --
Prepaid Expenses and Other Assets...........................             84              54            14            14
                                                             --------------  --------------  ------------  ------------
     Total Assets...........................................     13,100,515       9,226,817       380,442       397,118
                                                             --------------  --------------  ------------  ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..........................      1,599,130              --            --            --
  Investment Securities Purchased...........................         32,285              --            --            --
  Fund Shares Redeemed......................................          3,175           2,655           358             2
  Due to Advisor............................................          3,215           3,023           123           129
Unrealized Loss on Foreign Currency Contracts...............             10              --            --            --
Accrued Expenses and Other Liabilities......................            525             309            17            14
                                                             --------------  --------------  ------------  ------------
     Total Liabilities......................................      1,638,340           5,987           498           145
                                                             --------------  --------------  ------------  ------------
NET ASSETS.................................................. $   11,462,175  $    9,220,830  $    379,944  $    396,973
                                                             ==============  ==============  ============  ============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
 $11,462,175; $9,220,830; $379,944 and $396,973 and
 shares outstanding of 870,277,070; 460,392,549;
 20,772,450 and 16,688,077, respectively.................... $        13.17  $        20.03  $      18.29  $      23.79
                                                             ==============  ==============  ============  ============
NUMBER OF SHARES AUTHORIZED.................................  2,000,000,000   1,500,000,000   100,000,000   100,000,000
                                                             ==============  ==============  ============  ============
Investments in Affiliated Investment Companies at Cost...... $           --  $    7,184,901  $    372,913  $    370,732
                                                             ==============  ==============  ============  ============
Investments at Cost......................................... $    9,344,533  $           --  $         --  $         --
                                                             ==============  ==============  ============  ============
Foreign Currencies at Cost.................................. $        8,311  $           --  $         --  $         --
                                                             ==============  ==============  ============  ============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    9,587,606  $    7,015,977  $    439,857  $    398,913
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)...........................         90,015          13,847        (2,183)       (1,261)
Accumulated Net Realized Gain (Loss)........................       (249,682)        159,259       (65,205)      (27,019)
Net Unrealized Foreign Exchange Gain (Loss).................            160             121           (31)            2
Net Unrealized Appreciation (Depreciation)..................      2,034,076       2,031,626         7,506        26,338
                                                             --------------  --------------  ------------  ------------
NET ASSETS.................................................. $   11,462,175  $    9,220,830  $    379,944  $    396,973
                                                             ==============  ==============  ============  ============

----------
* See Note J in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                                                        DFA
                                                                          United      Continental  International  DFA Global
                                                                       Kingdom Small     Small      Real Estate   Real Estate
                                                                          Company       Company     Securities    Securities
                                                                         Portfolio     Portfolio    Portfolio*     Portfolio
                                                                       ------------- ------------  ------------- ------------
ASSETS:
Investments in Affiliated Investment Companies at Value............... $     39,058  $    194,298            --  $  2,553,380
Investments at Value (including $0, $0, $171,423 and $0 of securities
 on loan, respectively)...............................................           --            --  $  2,541,694            --
Temporary Cash Investments at Value & Cost............................           --            --            --         7,403
Collateral from Securities on Loan Invested in Affiliate at Value &
 Cost.................................................................           --            --       179,375            --
Foreign Currencies at Value...........................................           --            --         3,794            --
Cash..................................................................           --            --        22,829            --
Receivables:
  Dividends, Interest and Tax Reclaims................................           --            --        10,682             1
  Securities Lending Income...........................................           --            --           301            --
  Fund Shares Sold....................................................          103             1         2,872         2,433
Unrealized Gain on Foreign Currency Contracts.........................           --            --            21            --
Prepaid Expenses and Other Assets.....................................           10            11            29            61
                                                                       ------------  ------------  ------------  ------------
     Total Assets.....................................................       39,171       194,310     2,761,597     2,563,278
                                                                       ------------  ------------  ------------  ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned....................................           --            --       179,375            --
  Investment Securities/Affiliated Investment Company Purchased.......           --            --         8,019         3,700
  Fund Shares Redeemed................................................           --            --           954         1,623
  Due to Advisor......................................................           12            63           716            94
Unrealized Loss on Foreign Currency Contracts.........................           --            --             1            --
Accrued Expenses and Other Liabilities................................            5            12           142            44
                                                                       ------------  ------------  ------------  ------------
     Total Liabilities................................................           17            75       189,207         5,461
                                                                       ------------  ------------  ------------  ------------
NET ASSETS............................................................ $     39,154  $    194,235  $  2,572,390  $  2,557,817
                                                                       ============  ============  ============  ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE:
Institutional Class Shares -- based on net assets of $39,154;
 $194,235; $2,572,390 and $2,557,817 and shares outstanding of
 994,067; 8,378,036; 473,527,873 and 259,118,853, respectively........ $      39.39  $      23.18  $       5.43  $       9.87
                                                                       ============  ============  ============  ============
NUMBER OF SHARES AUTHORIZED...........................................  100,000,000   100,000,000   700,000,000   500,000,000
                                                                       ============  ============  ============  ============
Investments in Affiliated Investment Companies at Cost................ $     23,031  $    135,663  $         --  $  2,084,675
                                                                       ============  ============  ============  ============
Investments at Cost................................................... $         --  $         --  $  2,204,574  $         --
                                                                       ============  ============  ============  ============
Foreign Currencies at Cost............................................ $         --  $         --  $      3,783  $         --
                                                                       ============  ============  ============  ============
NET ASSETS CONSIST OF:
Paid-In Capital....................................................... $     21,978  $    157,541  $  2,684,147  $  2,120,338
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income)...................................................           75         1,257      (212,733)        5,607
Accumulated Net Realized Gain (Loss)..................................        1,069       (23,331)     (236,204)      (36,833)
Net Unrealized Foreign Exchange Gain (Loss)...........................            5           133            49            --
Net Unrealized Appreciation (Depreciation)............................       16,027        58,635       337,131       468,705
                                                                       ------------  ------------  ------------  ------------
NET ASSETS............................................................ $     39,154  $    194,235  $  2,572,390  $  2,557,817
                                                                       ============  ============  ============  ============

----------
* See Note J in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                DFA
                                                           International   International                 World ex U.S.
                                                             Small Cap     Vector Equity  World ex U.S.  Targeted Value
                                                          Value Portfolio*  Portfolio*   Value Portfolio   Portfolio
                                                          ---------------- ------------- --------------- --------------
ASSETS:
Investments in Affiliated Investment Companies at
 Value...................................................              --            --   $    119,030    $    144,082
Investments at Value (including $1,377,769, $152,547,
 $0, $0 and $0 of securities on loan, respectively)......  $   12,252,451  $  1,287,689             --              --
Collateral from Securities on Loan Invested in Affiliate
 at Value & Cost.........................................       1,459,318       158,518             --              --
Foreign Currencies at Value..............................          23,108         2,971             --              --
Cash.....................................................          34,369         4,690             20              --
Receivables:
  Investment Securities Sold.............................           4,894         7,151             --             143
  Dividends, Interest and Tax Reclaims...................          60,168         5,454             --              --
  Securities Lending Income..............................           3,099           303             --              --
  Fund Shares Sold.......................................          13,188         1,835             55             184
  From Advisor...........................................              --            --             --              --
Unrealized Gain on Foreign Currency Contracts............              10            12             --              --
Prepaid Expenses and Other Assets........................              66            18             12              15
                                                           --------------  ------------   ------------    ------------
    Total Assets.........................................      13,850,671     1,468,641        119,117         144,424
                                                           --------------  ------------   ------------    ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned.......................       1,459,318       158,518             --              --
  Investment Securities Purchased........................          15,883        12,721             --              --
  Fund Shares Redeemed...................................          20,677           367             --              49
  Due to Advisor.........................................           6,561           470             40              15
  Line of Credit.........................................              --            --             --             197
Unrealized Loss on Foreign Currency Contracts............               2             1             --              --
Accrued Expenses and Other Liabilities...................             638           115              5               6
                                                           --------------  ------------   ------------    ------------
    Total Liabilities....................................       1,503,079       172,192             45             267
                                                           --------------  ------------   ------------    ------------
NET ASSETS...............................................  $   12,347,592  $  1,296,449   $    119,072    $    144,157
                                                           ==============  ============   ============    ============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
 $12,347,592; $1,296,449; $119,072; $144,157 and
 $214,650 and shares outstanding of 574,253,032;
 105,035,982; 9,767,042; 11,207,500 and 19,321,513,
 respectively............................................  $        21.50  $      12.34   $      12.19    $      12.86
                                                           ==============  ============   ============    ============
NUMBER OF SHARES AUTHORIZED..............................   2,300,000,000   500,000,000    100,000,000     100,000,000
                                                           ==============  ============   ============    ============
Investments in Affiliated Investment Companies at Cost...  $           --  $         --   $    102,767    $    127,171
                                                           ==============  ============   ============    ============
Investments at Cost......................................  $    9,457,542  $  1,007,795   $         --    $         --
                                                           ==============  ============   ============    ============
Foreign Currencies at Cost...............................  $       23,046  $      2,961   $         --    $         --
                                                           ==============  ============   ============    ============
NET ASSETS CONSIST OF:
Paid-In Capital..........................................  $    9,384,721  $  1,003,321   $    104,050    $    126,647
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)........................           5,646         9,896            800            (112)
Accumulated Net Realized Gain (Loss).....................         162,049         3,310         (2,010)            711
Net Unrealized Foreign Exchange Gain (Loss)..............             205            18            (31)             --
Net Unrealized Appreciation (Depreciation)...............       2,794,971       279,904         16,263          16,911
                                                           --------------  ------------   ------------    ------------
NET ASSETS...............................................  $   12,347,592  $  1,296,449   $    119,072    $    144,157
                                                           ==============  ============   ============    ============

                                                          World ex U.S.
                                                           Core Equity
                                                            Portfolio
                                                          -------------
ASSETS:
Investments in Affiliated Investment Companies at
 Value................................................... $    214,095
Investments at Value (including $1,377,769, $152,547,
 $0, $0 and $0 of securities on loan, respectively)......           --
Collateral from Securities on Loan Invested in Affiliate
 at Value & Cost.........................................           --
Foreign Currencies at Value..............................           --
Cash.....................................................        1,395
Receivables:
  Investment Securities Sold.............................           --
  Dividends, Interest and Tax Reclaims...................           --
  Securities Lending Income..............................           --
  Fund Shares Sold.......................................          436
  From Advisor...........................................            1
Unrealized Gain on Foreign Currency Contracts............           --
Prepaid Expenses and Other Assets........................           22
                                                          ------------
    Total Assets.........................................      215,949
                                                          ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned.......................           --
  Investment Securities Purchased........................        1,289
  Fund Shares Redeemed...................................            4
  Due to Advisor.........................................           --
  Line of Credit.........................................           --
Unrealized Loss on Foreign Currency Contracts............           --
Accrued Expenses and Other Liabilities...................            6
                                                          ------------
    Total Liabilities....................................        1,299
                                                          ------------
NET ASSETS............................................... $    214,650
                                                          ============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE:
Institutional Class Shares -- based on net assets of
 $12,347,592; $1,296,449; $119,072; $144,157 and
 $214,650 and shares outstanding of 574,253,032;
 105,035,982; 9,767,042; 11,207,500 and 19,321,513,
 respectively............................................ $      11.11
                                                          ============
NUMBER OF SHARES AUTHORIZED..............................  100,000,000
                                                          ============
Investments in Affiliated Investment Companies at Cost... $    194,731
                                                          ============
Investments at Cost...................................... $         --
                                                          ============
Foreign Currencies at Cost............................... $         --
                                                          ============
NET ASSETS CONSIST OF:
Paid-In Capital.......................................... $    195,500
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)........................          (15)
Accumulated Net Realized Gain (Loss).....................         (199)
Net Unrealized Foreign Exchange Gain (Loss)..............           --
Net Unrealized Appreciation (Depreciation)...............       19,364
                                                          ------------
NET ASSETS............................................... $    214,650
                                                          ============

----------
* See Note J in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                 Selectively                 Emerging
                                                                Hedged Global   Emerging      Markets       Emerging
                                                                   Equity        Markets     Small Cap    Markets Value
                                                                  Portfolio     Portfolio    Portfolio      Portfolio
                                                                ------------- ------------  ------------ --------------
ASSETS:
Investments in Affiliated Investment Companies at Value........ $    107,326  $  3,865,542  $  4,318,081 $   18,795,867
Investments at Value (including $0, $0, $0, $0 and $1,687,457
 of securities on loan, respectively)..........................           --            --            --             --
Temporary Cash.................................................        2,871            --            --             --
Collateral from Securities on Loan Invested in Affiliate at
 Value & Cost..................................................           --            --            --             --
Segregated Cash for Futures Contracts..........................          134            --            --             --
Foreign Currencies at Value....................................           --            --            --             --
Cash...........................................................           --            --            --             --
Receivables:
  Investment Securities/Affiliated Investment Companies Sold...           --            --            --             --
  Dividends, Interest and Tax Reclaims.........................           --            --            --             --
  Securities Lending Income....................................           --            --            --             --
  Fund Shares Sold.............................................           22        15,173         2,235         87,366
  Futures Margin Variation.....................................            9            --            --             --
Unrealized Gain on Forward Currency Contracts..................            6            --            --             --
Unrealized Gain on Foreign Currency Contracts..................           --            --            --             --
Prepaid Expenses and Other Assets..............................           13            55            44            109
                                                                ------------  ------------  ------------ --------------
    Total Assets...............................................      110,381     3,880,770     4,320,360     18,883,342
                                                                ------------  ------------  ------------ --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned.............................           --            --            --             --
  Investment Securities/Affiliated Investment Companies
   Purchased...................................................           --            --            --             --
  Fund Shares Redeemed.........................................            5         1,920           494          2,919
  Due to Advisor...............................................            1         1,273         1,599          6,213
Unrealized Loss on Forward Currency Contracts..................           11            --            --             --
Unrealized Loss on Foreign Currency Contracts..................           --            --            --             --
Accrued Expenses and Other Liabilities.........................            4           133           117            604
                                                                ------------  ------------  ------------ --------------
    Total Liabilities..........................................           21         3,326         2,210          9,736
                                                                ------------  ------------  ------------ --------------
NET ASSETS..................................................... $    110,360  $  3,877,444  $  4,318,150 $   18,873,606
                                                                ============  ============  ============ ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE:
Class R2 Shares -- based on net assets of $0; $0; $0;
 $99,196 and $0 and shares outstanding of 0; 0; 0;
 3,597,251 and 0, respectively.................................          N/A           N/A           N/A $        27.58
                                                                ============  ============  ============ ==============
Institutional Class Shares -- based on net assets of $110,360;
 $3,877,444; $4,318,150; $18,774,410 and $14,261,288 and
 shares outstanding of 7,939,154; 148,887,919;
 206,031,261; 680,326,395 and 723,328,353, respectively........ $      13.90  $      26.04  $      20.96 $        27.60
                                                                ============  ============  ============ ==============
NUMBER OF SHARES AUTHORIZED....................................  100,000,000   500,000,000   500,000,000  1,500,000,000
                                                                ============  ============  ============ ==============
Investments in Affiliated Investment Companies at Cost......... $     89,797  $  2,811,506  $  3,854,021 $   18,820,240
                                                                ============  ============  ============ ==============
Investments at Cost............................................ $         --  $         --  $         -- $           --
                                                                ============  ============  ============ ==============
Foreign Currencies at Cost..................................... $         --  $         --  $         -- $           --
                                                                ============  ============  ============ ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................................ $     90,931  $  2,834,302  $  3,822,233 $   19,282,308
Undistributed Net Investment Income (Distributions in Excess
 of Net Investment Income).....................................          215        10,070           877        (12,750)
Accumulated Net Realized Gain (Loss)...........................        1,678       (20,953)       30,977       (371,767)
Net Unrealized Foreign Exchange Gain (Loss)....................           (5)          (11)            3            188
Net Unrealized Appreciation (Depreciation).....................       17,541     1,054,036       464,060        (24,373)
                                                                ------------  ------------  ------------ --------------
NET ASSETS..................................................... $    110,360  $  3,877,444  $  4,318,150 $   18,873,606
                                                                ============  ============  ============ ==============

                                                                   Emerging
                                                                 Markets Core
                                                                    Equity
                                                                  Portfolio*
                                                                --------------
ASSETS:
Investments in Affiliated Investment Companies at Value........             --
Investments at Value (including $0, $0, $0, $0 and $1,687,457
 of securities on loan, respectively).......................... $   14,086,164
Temporary Cash.................................................             --
Collateral from Securities on Loan Invested in Affiliate at
 Value & Cost..................................................      1,359,349
Segregated Cash for Futures Contracts..........................             --
Foreign Currencies at Value....................................         30,268
Cash...........................................................         52,379
Receivables:
  Investment Securities/Affiliated Investment Companies Sold...         28,381
  Dividends, Interest and Tax Reclaims.........................         31,776
  Securities Lending Income....................................          3,058
  Fund Shares Sold.............................................         64,597
  Futures Margin Variation.....................................             --
Unrealized Gain on Forward Currency Contracts..................             --
Unrealized Gain on Foreign Currency Contracts..................             15
Prepaid Expenses and Other Assets..............................            109
                                                                --------------
    Total Assets...............................................     15,656,096
                                                                --------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned.............................      1,359,349
  Investment Securities/Affiliated Investment Companies
   Purchased...................................................         21,414
  Fund Shares Redeemed.........................................          6,586
  Due to Advisor...............................................          6,427
Unrealized Loss on Forward Currency Contracts..................             --
Unrealized Loss on Foreign Currency Contracts..................             13
Accrued Expenses and Other Liabilities.........................          1,019
                                                                --------------
    Total Liabilities..........................................      1,394,808
                                                                --------------
NET ASSETS..................................................... $   14,261,288
                                                                ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE:
Class R2 Shares -- based on net assets of $0; $0; $0;
 $99,196 and $0 and shares outstanding of 0; 0; 0;
 3,597,251 and 0, respectively.................................            N/A
                                                                ==============
Institutional Class Shares -- based on net assets of $110,360;
 $3,877,444; $4,318,150; $18,774,410 and $14,261,288 and
 shares outstanding of 7,939,154; 148,887,919;
 206,031,261; 680,326,395 and 723,328,353, respectively........ $        19.72
                                                                ==============
NUMBER OF SHARES AUTHORIZED....................................  1,000,000,000
                                                                ==============
Investments in Affiliated Investment Companies at Cost......... $           --
                                                                ==============
Investments at Cost............................................ $   13,002,718
                                                                ==============
Foreign Currencies at Cost..................................... $       30,203
                                                                ==============
NET ASSETS CONSIST OF:
Paid-In Capital................................................ $   13,257,871
Undistributed Net Investment Income (Distributions in Excess
 of Net Investment Income).....................................         38,276
Accumulated Net Realized Gain (Loss)...........................       (118,376)
Net Unrealized Foreign Exchange Gain (Loss)....................              6
Net Unrealized Appreciation (Depreciation).....................      1,083,511
                                                                --------------
NET ASSETS..................................................... $   14,261,288
                                                                ==============

----------
* See Note J in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                 Enhanced
                                                                                U.S. Large U.S. Large U.S. Large  U.S. Targeted
                                                                                 Company   Cap Equity Cap Value       Value
                                                                                Portfolio  Portfolio  Portfolio*    Portfolio
                                                                                ---------- ---------- ----------  -------------
Investment Income
  Net Investment Income Allocated from Affiliated Investment Company:
  Dividends....................................................................       --         --   $  120,674          --
  Interest.....................................................................       --         --            2          --
  Income from Securities Lending...............................................       --         --        1,259          --
  Expenses Allocated from Affiliated Investment Company........................       --         --       (6,990)         --
                                                                                 -------    -------   ----------    --------
    Total Net Investment Income Received from Affiliated Investment Company....       --         --      114,945          --
                                                                                 -------    -------   ----------    --------
Fund Investment Income
  Dividends (Net of Foreign Taxes Withheld of $0, $0, $0 and $3, respectively).  $    80    $ 1,628           --    $ 26,324
  Interest.....................................................................      773          1           --           2
  Income from Securities Lending...............................................       --         29           --       1,537
                                                                                 -------    -------   ----------    --------
    Total Investment Income....................................................      853      1,658           --      27,863
                                                                                 -------    -------   ----------    --------
Fund Expenses
  Investment Advisory Services Fees............................................       51        127           --       2,297
  Administrative Services Fees.................................................      153         --        9,518       5,742
  Accounting & Transfer Agent Fees.............................................        8          9           49         135
  S&P 500(R) Fees..............................................................        4         --           --          --
  Shareholder Servicing Fees --
   Class R1 Shares.............................................................       --         --           --           5
   Class R2 Shares.............................................................       --         --           --          64
  Custodian Fees...............................................................        4         10           --          32
  Filing Fees..................................................................       12         10           95          72
  Shareholders' Reports........................................................        2          1          105          51
  Directors'/Trustees' Fees & Expenses.........................................        1          1           79          28
  Professional Fees............................................................        2          1           15          46
  Organizational & Offering Costs..............................................       --         21           --          --
  Other........................................................................        2          2           44          23
                                                                                 -------    -------   ----------    --------
    Total Expenses.............................................................      239        182        9,905       8,495
                                                                                 -------    -------   ----------    --------
  Fees (Waived), Expenses Reimbursed, and/or Previously Waived Fees Recovered
   by Advisor (Note C).........................................................       --        (21)          --          --
  Fees Paid Indirectly.........................................................       (1)        --           --          --
                                                                                 -------    -------   ----------    --------
  Net Expenses.................................................................      238        161        9,905       8,495
                                                                                 -------    -------   ----------    --------
  Net Investment Income (Loss).................................................      615      1,497      105,040      19,368
                                                                                 -------    -------   ----------    --------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
  Investment Securities Sold...................................................      393        156      290,376     121,670
  Futures......................................................................   13,862         --           --          --
  Foreign Currency Transactions................................................   (1,214)        --           --          --
  Change in Unrealized Appreciation (Depreciation) of:
  Investment Securities and Foreign Currency...................................    1,462     11,637      742,075     184,208
  Futures......................................................................    1,296         --           --          --
  Translation of Foreign Currency Denominated Amounts..........................      (26)        --           --          --
                                                                                 -------    -------   ----------    --------
  Net Realized and Unrealized Gain (Loss)......................................   15,773     11,793    1,032,451     305,878
                                                                                 -------    -------   ----------    --------
Net Increase (Decrease) in Net Assets Resulting from Operations................  $16,388    $13,290   $1,137,491    $325,246
                                                                                 =======    =======   ==========    ========

----------
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                                      U.S. Small U.S. Core U.S. Core U.S. Vector
                                                                      Cap Value  Equity 1  Equity 2    Equity
                                                                      Portfolio  Portfolio Portfolio  Portfolio
                                                                      ---------- --------- --------- -----------
Investment Income
  Dividends (Net of Foreign Taxes Withheld of $13, $21, $19 and $2,
   respectively).....................................................  $ 54,565  $ 72,193  $ 91,680   $ 22,783
  Interest...........................................................        11         3         2         --
  Income from Securities Lending.....................................     2,744     1,900     2,990      1,134
                                                                       --------  --------  --------   --------
     Total Investment Income.........................................    57,320    74,096    94,672     23,917
                                                                       --------  --------  --------   --------
Expenses
  Investment Advisory Services Fees..................................    10,116     7,043    10,651      4,575
  Administrative Services Fees.......................................    15,174        --        --         --
  Accounting & Transfer Agent Fees...................................       292       238       307         89
  Custodian Fees.....................................................        61        55        63         23
  Filing Fees........................................................       104       137       115         44
  Shareholders' Reports..............................................        75        40        58         29
  Directors'/Trustees' Fees & Expenses...............................        65        50        66         19
  Professional Fees..................................................       108        77       103         31
  Other..............................................................        54        39        50         16
                                                                       --------  --------  --------   --------
     Total Expenses..................................................    26,049     7,679    11,413      4,826
                                                                       --------  --------  --------   --------
  Net Investment Income (Loss).......................................    31,271    66,417    83,259     19,091
                                                                       --------  --------  --------   --------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold.......................................   224,358    23,838    (7,137)    28,435
    Futures..........................................................    (7,540)       --        --         --
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities............................................   433,478   538,175   729,705    166,284
    Futures..........................................................    (4,123)       --        --         --
                                                                       --------  --------  --------   --------
  Net Realized and Unrealized Gain (Loss)............................   646,173   562,013   722,568    194,719
                                                                       --------  --------  --------   --------
Net Increase (Decrease) in Net Assets Resulting from Operations......  $677,444  $628,430  $805,827   $213,810
                                                                       ========  ========  ========   ========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                              DFA Real
                                                                                               Estate     Large Cap
                                                                  U.S. Small    U.S. Micro   Securities International
                                                                 Cap Portfolio Cap Portfolio Portfolio    Portfolio
                                                                 ------------- ------------- ---------- -------------
Investment Income
  Dividends (Net of Foreign Taxes Withheld of $13, $5, $0 and
   $3,634, respectively)........................................   $ 44,982      $ 25,516     $100,124    $ 59,160
  Interest......................................................         --            --            1          --
  Income from Securities Lending................................      5,126         3,289          598       1,604
                                                                   --------      --------     --------    --------
     Total Investment Income....................................     50,108        28,805      100,723      60,764
                                                                   --------      --------     --------    --------
Expenses
  Investment Advisory Services Fees.............................      1,204         2,393        4,131       3,546
  Administrative Services Fees..................................     12,842         9,572           --          --
  Accounting & Transfer Agent Fees..............................        231           140          141          88
  Custodian Fees................................................         61            36           25         178
  Filing Fees...................................................        103            48           69          32
  Shareholders' Reports.........................................         59            41           69          46
  Directors'/Trustees' Fees & Expenses..........................         48            31           31          18
  Professional Fees.............................................         81            53           51          46
  Other.........................................................         35            25           24          23
                                                                   --------      --------     --------    --------
     Total Expenses.............................................     14,664        12,339        4,541       3,977
                                                                   --------      --------     --------    --------
  Fees (Waived), Expenses Reimbursed, and/or Previously Waived
   Fees Recovered by Advisor (Note C)...........................         --            --         (168)         --
  Fees Paid Indirectly..........................................         --            --           --          (3)
                                                                   --------      --------     --------    --------
  Net Expenses..................................................     14,664        12,339        4,373       3,974
                                                                   --------      --------     --------    --------
  Net Investment Income (Loss)..................................     35,444        16,466       96,350      56,790
                                                                   --------      --------     --------    --------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold*.................................    189,291       168,603       10,339       1,158
    Futures.....................................................         --          (692)        (553)         --
    Foreign Currency Transactions...............................         --            --           --        (372)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency..................    113,166        24,591      329,632      85,409
    Translation of Foreign Currency Denominated Amounts.........         --            --           --          45
                                                                   --------      --------     --------    --------
  Net Realized and Unrealized Gain (Loss).......................    302,457       192,502      339,418      86,240
                                                                   --------      --------     --------    --------
Net Increase (Decrease) in Net Assets Resulting from
 Operations.....................................................   $337,901      $208,968     $435,768    $143,030
                                                                   ========      ========     ========    ========

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0 and $2, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                         International  Japanese  Asia Pacific
                                                                           International     Small       Small       Small
                                                                            Core Equity     Company     Company     Company
                                                                             Portfolio    Portfolio*   Portfolio*  Portfolio*
                                                                           ------------- ------------- ---------- ------------
Investment Income
  Net Investment Income Allocated from Affiliated Investment Companies:
  Dividends (Net of Foreign Taxes Withheld of $0, $8,927, $442 and $141,
   respectively)..........................................................          --     $103,617     $  3,988    $ 5,641
  Interest................................................................          --            1           --         --
  Income from Securities Lending..........................................          --        9,526          252        515
  Expenses Allocated from Affiliated Investment Companies.................          --       (5,545)        (250)      (235)
                                                                             ---------     --------     --------    -------
     Total Net Investment Income Received from Affiliated Investment
      Companies...........................................................          --      107,599        3,990      5,921
                                                                             ---------     --------     --------    -------
Fund Investment Income
  Dividends (Net of Foreign Taxes Withheld of $12,086, $0, $0 and $0,
   respectively)..........................................................   $ 190,060           --           --         --
  Interest................................................................          --           25           --         --
  Income from Securities Lending..........................................       7,270           --           --         --
                                                                             ---------     --------     --------    -------
     Total Investment Income..............................................     197,330           25           --         --
                                                                             ---------     --------     --------    -------
Fund Expenses
  Investment Advisory Services Fees.......................................      17,944           --           --         --
  Administrative Services Fees............................................          --       17,602          779        708
  Accounting & Transfer Agent Fees........................................         299           45           13         12
  Custodian Fees..........................................................         640            1           --         --
  Filing Fees.............................................................         152           70           11         13
  Shareholders' Reports...................................................          79           92            2          2
  Directors'/Trustees' Fees & Expenses....................................          62           56            3          2
  Professional Fees.......................................................         103           22            2          1
  Other...................................................................          76           31            2          2
                                                                             ---------     --------     --------    -------
     Total Expenses.......................................................      19,355       17,919          812        740
                                                                             ---------     --------     --------    -------
  Fees Paid Indirectly....................................................         (17)          --           --         --
                                                                             ---------     --------     --------    -------
  Net Expenses............................................................      19,338       17,919          812        740
                                                                             ---------     --------     --------    -------
  Net Investment Income (Loss)............................................     177,992       89,705        3,178      5,181
                                                                             ---------     --------     --------    -------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
   Investment Securities Sold**...........................................    (134,267)     168,729        4,029         (5)
   Futures................................................................          --         (945)          --         --
   Foreign Currency Transactions..........................................          95          805          (75)        31
  Change in Unrealized Appreciation (Depreciation) of:
   Investment Securities and Foreign Currency.............................     579,099      392,809      (17,109)    (3,622)
   Futures................................................................          --           --           --         --
   Translation of Foreign Currency Denominated Amounts....................          69          104          (19)        (1)
                                                                             ---------     --------     --------    -------
  Net Realized and Unrealized Gain (Loss).................................     444,996      561,502      (13,174)    (3,597)
                                                                             ---------     --------     --------    -------
Net Increase (Decrease) in Net Assets Resulting from Operations...........   $ 622,988     $651,207     $ (9,996)   $ 1,584
                                                                             =========     ========     ========    =======

----------
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
**Net of foreign capital gain taxes withheld of $65, $175, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                                          United                    DFA
                                                                         Kingdom   Continental International DFA Global
                                                                          Small       Small     Real Estate  Real Estate
                                                                         Company     Company    Securities   Securities
                                                                        Portfolio* Portfolio*    Portfolio    Portfolio
                                                                        ---------- ----------- ------------- -----------
Investment Income
  Net Investment Income Allocated from Affiliated Investment Company:
  Dividends (Net of Foreign Taxes Withheld of $4, $265, $0 and $0,
   respectively).......................................................   $  566     $ 1,709           --           --
  Income Distributions Received from Affiliated Investment Companies...       --          --           --     $ 66,663
  Income from Securities Lending.......................................        3         300           --           --
  Expenses Allocated from Affiliated Investment Company................      (22)       (118)          --           --
                                                                          ------     -------     --------     --------
    Total Net Investment Income Received from Affiliated Investment
     Company...........................................................      547       1,891           --       66,663
                                                                          ------     -------     --------     --------
Fund Investment Income
  Dividends (Net of Foreign Taxes Withheld of $0, $0, $5,365 and $0,
   respectively).......................................................       --          --     $ 45,050           --
  Interest.............................................................       --           1           --            1
  Income from Securities Lending.......................................       --          --          778           --
                                                                          ------     -------     --------     --------
    Total Fund Investment Income.......................................       --           1       45,828            1
                                                                          ------     -------     --------     --------
Fund Expenses
  Investment Advisory Services Fees....................................       --          --        3,944        2,981
  Administrative Services Fees.........................................       77         359           --           --
  Accounting & Transfer Agent Fees.....................................        9          12           71           26
  Custodian Fees.......................................................       --          --          175           --
  Filing Fees..........................................................        8           9           50           78
  Shareholders' Reports................................................        1           1           36           27
  Directors'/Trustees' Fees & Expenses.................................       --           1           14           13
  Professional Fees....................................................        1           1           24            6
  Other................................................................        1           1           17            3
                                                                          ------     -------     --------     --------
    Total Expenses.....................................................       97         384        4,331        3,134
                                                                          ------     -------     --------     --------
  Fees (Waived), Expenses Reimbursed, and/or Previously Waived Fees
   Recovered by Advisor (Note C).......................................       (6)         --           --       (2,489)
  Fees Paid Indirectly.................................................       --          --           (6)          --
                                                                          ------     -------     --------     --------
  Net Expenses.........................................................       91         384        4,325          645
                                                                          ------     -------     --------     --------
  Net Investment Income (Loss).........................................      456       1,508       41,503       66,019
                                                                          ------     -------     --------     --------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
   Investment Securities Sold**........................................    1,243       3,328        3,938       (2,771)
   Futures.............................................................       --         (53)          --           --
   Foreign Currency Transactions.......................................        3          50          287           --
  Change in Unrealized Appreciation (Depreciation) of:
   Investment Securities and Foreign Currency..........................    1,744      19,983       69,723      102,401
   Futures.............................................................       --          --           --           --
   Translation of Foreign Currency Denominated Amounts.................        1           4           63           --
                                                                          ------     -------     --------     --------
  Net Realized and Unrealized Gain (Loss)..............................    2,991      23,312       74,011       99,630
                                                                          ------     -------     --------     --------
Net Increase (Decrease) in Net Assets Resulting from Operations........   $3,447     $24,820     $115,514     $165,649
                                                                          ======     =======     ========     ========

----------
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
**Net of foreign capital gain taxes withheld of $1, $8, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                                  DFA
                                                             International                             World ex U.S.
                                                               Small Cap   International World ex U.S.   Targeted
                                                                 Value     Vector Equity     Value         Value
                                                               Portfolio     Portfolio    Portfolio*    Portfolio*
                                                             ------------- ------------- ------------- -------------
Investment Income
  Net Investment Income Allocated from Affiliated
   Investment Companies:
  Dividends (Net of Foreign Taxes Withheld of $0, $0,
   $128, $35 and $0, respectively)..........................          --           --       $2,628        $  333
  Income Distributions Received from Affiliated Investment
   Companies................................................          --           --          105           689
  Income from Securities Lending............................          --           --           64            30
  Expenses Allocated from Affiliated Investment
   Companies................................................          --           --         (106)          (30)
                                                              ----------      -------       ------        ------
     Total Net Investment Income Received from
      Affiliated Investment Companies.......................          --           --        2,691         1,022
                                                              ----------      -------       ------        ------
Fund Investment Income
  Dividends (Net of Foreign Taxes Withheld of $10,862,
   $1,278, $0, $0 and $0, respectively).....................  $  130,033      $18,611           --            --
  Income from Securities Lending............................      10,103          911           --            --
                                                              ----------      -------       ------        ------
     Total Investment Income................................     140,136       19,522           --            --
                                                              ----------      -------       ------        ------
Fund Expenses
  Investment Advisory Services Fees.........................      37,631        2,637          272           335
  Accounting & Transfer Agent Fees..........................         339           40           10            16
  Custodian Fees............................................         643          185            1             3
  Filing Fees...............................................          78           30           11            23
  Shareholders' Reports.....................................         104            9            1            --
  Directors'/Trustees' Fees & Expenses......................          74            7            1             1
  Professional Fees.........................................         129           26            3             3
  Organizational & Offering Costs...........................          --           --           --            --
  Other.....................................................          84           14            2             2
                                                              ----------      -------       ------        ------
     Total Expenses.........................................      39,082        2,948          301           383
                                                              ----------      -------       ------        ------
  Fees (Waived), Expenses Reimbursed, and/or Previously
   Waived Fees Recovered by Advisor (Note C)................          --           --          (94)         (276)
  Fees Paid Indirectly......................................          (6)          (2)          --            --
                                                              ----------      -------       ------        ------
  Net Expenses..............................................      39,076        2,946          207           107
                                                              ----------      -------       ------        ------
  Net Investment Income (Loss)..............................     101,060       16,576        2,484           915
                                                              ----------      -------       ------        ------
Realized and Unrealized Gain (Loss)
  Capital Gain Distributions Received from Affiliated
   Investment Companies.....................................          --           --          157           983
  Net Realized Gain (Loss) on:
   Investment Securities Sold**.............................     165,817        4,258          702          (173)
   Foreign Currency Transactions............................         857          (82)          (1)           (2)
  Change in Unrealized Appreciation (Depreciation) of:
   Investment Securities and Foreign Currency...............     776,696       57,502          969         5,265
   Futures..................................................          --           --            1            --
   Translation of Foreign Currency Denominated
    Amounts.................................................          79           (2)           1            --
                                                              ----------      -------       ------        ------
  Net Realized and Unrealized Gain (Loss)...................     943,449       61,676        1,829         6,073
                                                              ----------      -------       ------        ------
Net Increase (Decrease) in Net Assets Resulting from
 Operations.................................................  $1,044,509      $78,252       $4,313        $6,988
                                                              ==========      =======       ======        ======


                                                             World ex U.S.
                                                              Core Equity
                                                               Portfolio
                                                             -------------
Investment Income
  Net Investment Income Allocated from Affiliated
   Investment Companies:
  Dividends (Net of Foreign Taxes Withheld of $0, $0,
   $128, $35 and $0, respectively)..........................        --
  Income Distributions Received from Affiliated Investment
   Companies................................................    $1,507
  Income from Securities Lending............................        --
  Expenses Allocated from Affiliated Investment
   Companies................................................        --
                                                                ------
     Total Net Investment Income Received from
      Affiliated Investment Companies.......................     1,507
                                                                ------
Fund Investment Income
  Dividends (Net of Foreign Taxes Withheld of $10,862,
   $1,278, $0, $0 and $0, respectively).....................        --
  Income from Securities Lending............................        --
                                                                ------
     Total Investment Income................................        --
                                                                ------
Fund Expenses
  Investment Advisory Services Fees.........................       326
  Accounting & Transfer Agent Fees..........................        12
  Custodian Fees............................................         2
  Filing Fees...............................................         6
  Shareholders' Reports.....................................        --
  Directors'/Trustees' Fees & Expenses......................         1
  Professional Fees.........................................         3
  Organizational & Offering Costs...........................        16
  Other.....................................................         2
                                                                ------
     Total Expenses.........................................       368
                                                                ------
  Fees (Waived), Expenses Reimbursed, and/or Previously
   Waived Fees Recovered by Advisor (Note C)................      (334)
  Fees Paid Indirectly......................................        --
                                                                ------
  Net Expenses..............................................        34
                                                                ------
  Net Investment Income (Loss)..............................     1,473
                                                                ------
Realized and Unrealized Gain (Loss)
  Capital Gain Distributions Received from Affiliated
   Investment Companies.....................................        --
  Net Realized Gain (Loss) on:
   Investment Securities Sold**.............................      (104)
   Foreign Currency Transactions............................        --
  Change in Unrealized Appreciation (Depreciation) of:
   Investment Securities and Foreign Currency...............     7,644
   Futures..................................................        --
   Translation of Foreign Currency Denominated
    Amounts.................................................        --
                                                                ------
  Net Realized and Unrealized Gain (Loss)...................     7,540
                                                                ------
Net Increase (Decrease) in Net Assets Resulting from
 Operations.................................................    $9,013
                                                                ======

----------
* Investment Income and a portion of Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Funds (Affiliated Investment Companies).
**Net of foreign capital gain taxes withheld of $33, $8, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                                     Selectively              Emerging   Emerging    Emerging
                                                                       Hedged      Emerging   Markets    Markets   Markets Core
                                                                    Global Equity  Markets   Small Cap    Value       Equity
                                                                      Portfolio   Portfolio* Portfolio* Portfolio*  Portfolio
                                                                    ------------- ---------- ---------- ---------- ------------
Investment Income
  Net Investment Income Allocated from Affiliated Investment
   Companies:
  Dividends (Net of Foreign Taxes Withheld of $0, $3,914, $3,244,
   $18,462 and $0, respectively)...................................        --      $ 32,578   $35,302   $ 177,117          --
  Income Distributions Received from Affiliated Investment
   Companies.......................................................    $  714            --        --          --          --
  Interest.........................................................        --             1         1           4          --
  Income from Securities Lending...................................        --         2,113     8,241      10,709          --
  Expenses Allocated from Affiliated Investment Companies..........        --        (2,641)   (5,316)    (13,447)         --
                                                                       ------      --------   -------   ---------   ---------
     Total Net Investment Income Received from Affiliated
      Investment Companies.........................................       714        32,051    38,228     174,383          --
                                                                       ------      --------   -------   ---------   ---------
Fund Investment Income
  Dividends (Net of Foreign Taxes Withheld of $0, $0, $0, $0 and
   $13,603, respectively)..........................................        --            --        --          --   $ 114,238
  Interest.........................................................         1            --        --          --          --
  Income from Securities Lending...................................        --            --        --          --      13,860
                                                                       ------      --------   -------   ---------   ---------
     Total Fund Investment Income..................................         1            --        --          --     128,098
                                                                       ------      --------   -------   ---------   ---------
Fund Expenses
  Investment Advisory Services Fees................................       134            --        --          --      35,983
  Administrative Services Fees.....................................        --         7,159     9,037      36,256          --
  Accounting & Transfer Agent Fees.................................         9            22        24          71         382
  Shareholder Servicing Fees --
   Class R2 Shares.................................................        --            --        --         119          --
  Custodian Fees...................................................         2            --        --          --       2,551
  Filing Fees......................................................        13            58        55         130         210
  Shareholders' Reports............................................        --            59        29         109         113
  Directors'/Trustees' Fees & Expenses.............................        --            24        26         123          81
  Professional Fees................................................         3             6         6          27         170
  Other............................................................         1            13        16          69          98
                                                                       ------      --------   -------   ---------   ---------
     Total Expenses................................................       162         7,341     9,193      36,904      39,588
                                                                       ------      --------   -------   ---------   ---------
  Fees (Waived), Expenses Reimbursed, and/or Previously Waived
   Fees Recovered by Advisor (Note C)..............................      (130)           --        --          --          --
  Fees Paid Indirectly.............................................        --            --        --          --         (46)
                                                                       ------      --------   -------   ---------   ---------
  Net Expenses.....................................................        32         7,341     9,193      36,904      39,542
                                                                       ------      --------   -------   ---------   ---------
  Net Investment Income (Loss).....................................       683        24,710    29,035     137,479      88,556
                                                                       ------      --------   -------   ---------   ---------
Realized and Unrealized Gain (Loss)
  Capital Gain Distributions Received from Affiliated Investment
   Companies.......................................................       342            --        --          --          --
  Net Realized Gain (Loss) on:.....................................
   Investment Securities Sold......................................     1,409       (19,190)   43,554    (354,332)    (64,782)
   Futures.........................................................       341            --        --          --          --
   Foreign Currency Transactions...................................        90           (53)      (82)     (2,053)       (735)
  Change in Unrealized Appreciation (Depreciation) of:
   Investment Securities and Foreign Currency......................     2,158       (77,616)    9,405    (440,131)   (139,793)
   Futures.........................................................      (121)           --        (4)         --          --
   Translation of Foreign Currency Denominated Amounts.............       (33)           28        94         100          54
                                                                       ------      --------   -------   ---------   ---------
  Net Realized and Unrealized Gain (Loss)..........................     4,186       (96,831)   52,967    (796,416)   (205,256)
                                                                       ------      --------   -------   ---------   ---------
Net Increase (Decrease) in Net Assets Resulting from
 Operations........................................................    $4,869      $(72,121)  $82,002   $(658,937)  $(116,700)
                                                                       ======      ========   =======   =========   =========

----------
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                  Enhanced U.S. Large      U.S. Large Cap       U.S. Large Cap Value
                                                   Company Portfolio      Equity Portfolio            Portfolio
                                                 --------------------  ---------------------  ------------------------
                                                                                     Period
                                                 Six Months    Year    Six Months   June 25,  Six Months       Year
                                                    Ended     Ended       Ended    2013(a) to    Ended        Ended
                                                  April 30,  Oct. 31,   April 30,   Oct. 31,   April 30,     Oct. 31,
                                                    2014       2013       2014        2013       2014          2013
                                                 ----------- --------  ----------- ---------- -----------  -----------
                                                 (Unaudited)           (Unaudited)            (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)..................  $    615   $  1,274   $  1,497    $    591  $   105,040  $   183,780
  Net Realized Gain (Loss) on:
   Investment Securities Sold...................       393       (238)       156          37      290,376      819,592
   Futures......................................    13,862     40,444         --          --           --           --
   Foreign Currency Transactions................    (1,214)      (934)        --          --           --           --
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and Foreign
    Currency....................................     1,462      1,803     11,637      10,560      742,075    2,030,120
   Futures......................................     1,296      5,088         --          --           --           --
   Translation of Foreign Currency
    Denominated Amounts.........................       (26)       946         --          --           --           --
                                                  --------   --------   --------    --------  -----------  -----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations.................    16,388     48,383     13,290      11,188    1,137,491    3,033,492
                                                  --------   --------   --------    --------  -----------  -----------
Distributions From:
  Net Investment Income:
   Institutional Class Shares...................      (603)    (1,597)    (1,338)       (321)    (104,961)    (180,943)
  Net Short-Term Gains:
   Institutional Class Shares...................        --         --        (40)         --           --           --
                                                  --------   --------   --------    --------  -----------  -----------
     Total Distributions........................      (603)    (1,597)    (1,378)       (321)    (104,961)    (180,943)
                                                  --------   --------   --------    --------  -----------  -----------
Capital Share Transactions (1):
  Shares Issued.................................    18,407     49,190     56,777     127,286    1,699,268    2,669,600
  Shares Issued in Lieu of Cash Distributions...       506      1,381      1,377         321       95,900      165,830
  Shares Redeemed...............................   (48,428)   (74,528)    (7,994)     (3,067)  (1,172,823)  (2,059,492)
                                                  --------   --------   --------    --------  -----------  -----------
     Net Increase (Decrease) from Capital
      Share Transactions........................   (29,515)   (23,957)    50,160     124,540      622,345      775,938
                                                  --------   --------   --------    --------  -----------  -----------
     Total Increase (Decrease) in Net Assets....   (13,730)    22,829     62,072     135,407    1,654,875    3,628,487
Net Assets
  Beginning of Period...........................   212,840    190,011    135,407          --   11,963,072    8,334,585
                                                  --------   --------   --------    --------  -----------  -----------
  End of Period.................................  $199,110   $212,840   $197,479    $135,407  $13,617,947  $11,963,072
                                                  ========   ========   ========    ========  ===========  ===========
(1) Shares Issued and Redeemed:
  Shares Issued.................................     1,496      4,732      4,924      12,483       54,556      102,131
  Shares Issued in Lieu of Cash Distributions...        41        142        120          30        3,101        6,512
  Shares Redeemed...............................    (3,974)    (7,146)      (688)       (286)     (37,684)     (79,135)
                                                  --------   --------   --------    --------  -----------  -----------
     Net Increase (Decrease) from Shares
      Issued and Redeemed.......................    (2,437)    (2,272)     4,356      12,227       19,973       29,508
                                                  ========   ========   ========    ========  ===========  ===========
Undistributed Net Investment Income
 (Distributions in Excess of Net Investment
 Income)........................................  $    212   $    200   $    440    $    281  $    28,282  $    28,203

----------
Seepage 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                 U.S. Targeted Value      U.S. Small Cap Value       U.S. Core Equity 1
                                                      Portfolio                 Portfolio                Portfolio
                                               -----------------------  ------------------------  -----------------------
                                               Six Months      Year     Six Months       Year     Six Months      Year
                                                  Ended       Ended        Ended        Ended        Ended       Ended
                                                April 30,    Oct. 31,    April 30,     Oct. 31,    April 30,    Oct. 31,
                                                  2014         2013        2014          2013        2014         2013
                                               ----------- -----------  -----------  -----------  ----------- -----------
                                               (Unaudited)              (Unaudited)               (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)................ $   19,368  $    45,589  $    31,271  $   104,594  $   66,417  $   109,577
  Net Realized Gain (Loss) on:
   Investment Securities Sold.................    121,670      274,964      224,358      467,388      23,838       48,730
   Futures....................................         --        4,864       (7,540)       4,175          --           --
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities......................    184,208      903,746      433,478    2,087,253     538,175    1,549,261
   Futures....................................         --           --       (4,123)          --          --           --
                                               ----------  -----------  -----------  -----------  ----------  -----------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations................    325,246    1,229,163      677,444    2,663,410     628,430    1,707,568
                                               ----------  -----------  -----------  -----------  ----------  -----------
Distributions From:
  Net Investment Income:
   Class R1 Shares............................        (28)        (604)          --           --          --           --
   Class R2 Shares............................        (66)        (171)          --           --          --           --
   Institutional Class Shares.................    (14,219)     (44,723)     (31,520)     (97,302)    (62,668)    (105,633)
  Net Short-Term Gains:
   Class R1 Shares............................        (32)        (162)          --           --          --           --
   Class R2 Shares............................        (84)         (43)          --           --          --           --
   Institutional Class Shares.................    (13,954)      (9,669)      (2,510)     (15,668)         --           --
  Net Long-Term Gains:
   Class R1 Shares............................       (544)      (2,657)          --           --          --           --
   Class R2 Shares............................     (1,417)        (709)          --           --          --           --
   Institutional Class Shares.................   (235,328)    (158,843)    (443,795)    (380,218)    (34,892)          --
                                               ----------  -----------  -----------  -----------  ----------  -----------
    Total Distributions.......................   (265,672)    (217,581)    (477,825)    (493,188)    (97,560)    (105,633)
                                               ----------  -----------  -----------  -----------  ----------  -----------
Capital Share Transactions (1):
  Shares Issued...............................    979,367    1,069,213    1,830,029    1,700,691   1,479,566    2,012,312
  Shares Issued in Lieu of Cash Distributions.    249,000      193,793      434,012      448,519      92,248       95,895
  Shares Redeemed.............................   (533,085)  (1,112,648)  (1,077,785)  (1,880,921)   (580,690)  (1,020,936)
                                               ----------  -----------  -----------  -----------  ----------  -----------
    Net Increase (Decrease) from Capital
     Share Transactions.......................    695,282      150,358    1,186,256      268,289     991,124    1,087,271
                                               ----------  -----------  -----------  -----------  ----------  -----------
    Total Increase (Decrease) in Net Assets...    754,856    1,161,940    1,385,875    2,438,511   1,521,994    2,689,206
Net Assets
  Beginning of Period.........................  4,213,749    3,051,809    9,526,981    7,088,470   7,566,179    4,876,973
                                               ----------  -----------  -----------  -----------  ----------  -----------
  End of Period............................... $4,968,605  $ 4,213,749  $10,912,856  $ 9,526,981  $9,088,173  $ 7,566,179
                                               ==========  ===========  ===========  ===========  ==========  ===========
(1) Shares Issued and Redeemed:
  Shares Issued...............................     43,377       54,473       52,200       56,681      90,493      144,586
  Shares Issued in Lieu of Cash Distributions.     11,530       11,549       12,925       17,521       5,741        7,046
  Shares Redeemed.............................    (23,676)     (56,250)     (30,974)     (64,686)    (35,592)     (73,616)
                                               ----------  -----------  -----------  -----------  ----------  -----------
    Net Increase (Decrease) from Shares
     Issued and Redeemed......................     31,231        9,772       34,151        9,516      60,642       78,016
                                               ==========  ===========  ===========  ===========  ==========  ===========
Undistributed Net Investment Income
 (Distributions in Excess of Net Investment
 Income)...................................... $    5,539  $       484  $     1,117  $     1,373  $   18,227  $    14,478

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                              U.S. Core Equity 2       U.S. Vector Equity        U.S. Small Cap
                                                   Portfolio                Portfolio               Portfolio
                                           ------------------------  ----------------------  ----------------------
                                           Six Months       Year     Six Months     Year     Six Months     Year
                                              Ended        Ended        Ended      Ended        Ended      Ended
                                            April 30,     Oct. 31,    April 30,   Oct. 31,    April 30,   Oct. 31,
                                              2014          2013        2014        2013        2014        2013
                                           -----------  -----------  ----------- ----------  ----------- ----------
                                           (Unaudited)               (Unaudited)             (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)............ $    83,259  $   146,563  $   19,091  $   36,935  $   35,444  $   76,179
  Net Realized Gain (Loss) on:
   Investment Securities Sold.............      (7,137)     106,205      28,435      42,264     189,291     252,589
   Futures................................          --           --          --         (48)         --        (331)
   Foreign Currency Transactions..........          --           --          --          --          --           1
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities..................     729,705    2,176,008     166,284     684,534     113,166   1,551,354
                                           -----------  -----------  ----------  ----------  ----------  ----------
     Net Increase (Decrease) in Net
      Assets Resulting from
      Operations..........................     805,827    2,428,776     213,810     763,685     337,901   1,879,792
                                           -----------  -----------  ----------  ----------  ----------  ----------
Distributions From:
  Net Investment Income:
   Institutional Class Shares.............     (75,321)    (143,640)    (16,899)    (34,959)    (29,188)    (74,990)
  Net Short-Term Gains:
   Institutional Class Shares.............      (4,518)          --      (1,492)         --     (19,821)     (8,279)
  Net Long-Term Gains:
   Institutional Class Shares.............     (98,745)     (55,772)    (38,966)     (3,507)   (218,795)   (228,672)
                                           -----------  -----------  ----------  ----------  ----------  ----------
     Total Distributions..................    (178,584)    (199,412)    (57,357)    (38,466)   (267,804)   (311,941)
                                           -----------  -----------  ----------  ----------  ----------  ----------
Capital Share Transactions (1):
  Shares Issued...........................   1,431,777    1,993,887     384,200     590,251   1,304,454   2,025,365
  Shares Issued in Lieu of Cash
   Distributions..........................     176,698      194,014      57,091      37,851     251,695     287,893
  Shares Redeemed.........................    (731,498)  (1,351,685)   (290,193)   (468,656)   (681,661)   (997,627)
                                           -----------  -----------  ----------  ----------  ----------  ----------
     Net Increase (Decrease) from
      Capital Share Transactions..........     876,977      836,216     151,098     159,446     874,488   1,315,631
                                           -----------  -----------  ----------  ----------  ----------  ----------
     Total Increase (Decrease) in Net
      Assets..............................   1,504,220    3,065,580     307,551     884,665     944,585   2,883,482
Net Assets
  Beginning of Period.....................   9,989,564    6,923,984   2,893,842   2,009,177   7,446,827   4,563,345
                                           -----------  -----------  ----------  ----------  ----------  ----------
  End of Period........................... $11,493,784  $ 9,989,564  $3,201,393  $2,893,842  $8,391,412  $7,446,827
                                           ===========  ===========  ==========  ==========  ==========  ==========
(1) Shares Issued and Redeemed:
  Shares Issued...........................      88,303      145,060      23,767      43,824      42,605      76,522
  Shares Issued in Lieu of Cash
   Distributions..........................      11,195       14,935       3,639       2,932       8,530      12,811
  Shares Redeemed.........................     (45,260)     (98,040)    (17,980)    (34,484)    (22,301)    (38,832)
                                           -----------  -----------  ----------  ----------  ----------  ----------
     Net Increase (Decrease) from
      Shares Issued and Redeemed..........      54,238       61,955       9,426      12,272      28,834      50,501
                                           ===========  ===========  ==========  ==========  ==========  ==========
Undistributed Net Investment Income
 (Distributions in Excess of Net
 Investment Income)....................... $    22,493  $    14,563  $    5,288  $    3,099  $    9,420  $    3,169

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                         DFA Real Estate Securities Large Cap International
                                                U.S. Micro Cap Portfolio        Portfolio                  Portfolio
                                                ----------------------   -------------------------  ----------------------
                                                Six Months      Year     Six Months       Year      Six Months     Year
                                                   Ended       Ended        Ended        Ended         Ended      Ended
                                                 April 30,    Oct. 31,    April 30,     Oct. 31,     April 30,   Oct. 31,
                                                   2014         2013        2014          2013         2014        2013
                                                -----------  ----------  -----------   ----------   ----------- ----------
                                                (Unaudited)              (Unaudited)                (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)................. $   16,466   $   46,722  $   96,350    $  103,396   $   56,790  $   68,706
  Capital Gain Distributions Received from
   Investment Securities.......................         --           --          --        15,455           --          --
  Net Realized Gain (Loss) on:
   Investment Securities Sold*.................    168,603      227,715      10,339        15,023        1,158     (15,210)
   Futures.....................................       (692)        (423)       (553)           --           --          --
   Foreign Currency Transactions...............         --           --          --            --         (372)       (394)
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and Foreign Currency..     24,591    1,117,408     329,632       254,603       85,409     476,010
   Translation of Foreign Currency
    Denominated Amounts........................         --           --          --            --           45         154
                                                ----------   ----------  ----------    ----------   ----------  ----------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations.................    208,968    1,391,422     435,768       388,477      143,030     529,266
                                                ----------   ----------  ----------    ----------   ----------  ----------
Distributions From:
  Net Investment Income:
   Institutional Class Shares..................    (13,984)     (46,915)    (95,869)     (102,731)     (38,435)    (70,787)
  Net Short-Term Gains:
   Institutional Class Shares..................    (12,783)          --          --            --           --          --
  Net Long-Term Gains:
   Institutional Class Shares..................   (200,738)    (176,365)         --            --           --          --
                                                ----------   ----------  ----------    ----------   ----------  ----------
    Total Distributions........................   (227,505)    (223,280)    (95,869)     (102,731)     (38,435)    (70,787)
                                                ----------   ----------  ----------    ----------   ----------  ----------
Capital Share Transactions (1):
  Shares Issued................................    355,827      605,885     762,503     1,428,666      312,962     631,372
  Shares Issued in Lieu of Cash Distributions..    212,873      207,612      94,299        99,760       35,272      66,684
  Shares Redeemed..............................   (442,409)    (723,766)   (329,149)     (853,143)    (160,753)   (457,180)
                                                ----------   ----------  ----------    ----------   ----------  ----------
    Net Increase (Decrease) from Capital
     Share Transactions........................    126,291       89,731     527,653       675,283      187,481     240,876
                                                ----------   ----------  ----------    ----------   ----------  ----------
    Total Increase (Decrease) in Net Assets....    107,754    1,257,873     867,552       961,029      292,076     699,355
Net Assets
  Beginning of Period..........................  4,695,831    3,437,958   4,677,418     3,716,389    2,755,114   2,055,759
                                                ----------   ----------  ----------    ----------   ----------  ----------
  End of Period................................ $4,803,585   $4,695,831  $5,544,970    $4,677,418   $3,047,190  $2,755,114
                                                ==========   ==========  ==========    ==========   ==========  ==========
(1) Shares Issued and Redeemed:
  Shares Issued................................     17,986       36,865      28,072        51,717       14,050      31,421
  Shares Issued in Lieu of Cash Distributions..     11,188       14,570       3,624         3,726        1,593       3,350
  Shares Redeemed..............................    (22,393)     (43,945)    (12,177)      (30,873)      (7,223)    (22,837)
                                                ----------   ----------  ----------    ----------   ----------  ----------
    Net Increase (Decrease) from Shares
     Issued and Redeemed.......................      6,781        7,490      19,519        24,570        8,420      11,934
                                                ==========   ==========  ==========    ==========   ==========  ==========
Undistributed Net Investment Income
 (Distributions in Excess of Net Investment
 Income)....................................... $    4,138   $    1,665  $   32,871    $   31,615   $   24,934  $    6,579

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $2 and $1, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                               International Core Equity   International Small        Japanese Small
                                                       Portfolio            Company Portfolio       Company Portfolio
                                               ------------------------  -----------------------  ---------------------
                                               Six Months       Year     Six Months      Year     Six Months     Year
                                                  Ended        Ended        Ended       Ended        Ended      Ended
                                                April 30,     Oct. 31,    April 30,    Oct. 31,    April 30,   Oct. 31,
                                                  2014          2013        2014         2013        2014        2013
                                               -----------  -----------  ----------- -----------  ----------- ---------
                                               (Unaudited)               (Unaudited)              (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)................ $   177,992  $   218,030  $   89,705  $   180,481   $  3,178   $   6,101
  Net Realized Gain (Loss) on:
   Investment Securities Sold*................    (134,267)     (10,392)    168,729      262,518      4,029       5,783
   Futures....................................          --           --        (945)         (29)        --          --
   Foreign Currency Transactions..............          95       (2,185)        805       (2,035)       (75)       (468)
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and Foreign
    Currency..................................     579,099    1,736,462     392,809    1,540,906    (17,109)     94,197
   Futures....................................          --           --          --           30         --          --
   Translation of Foreign Currency
    Denominated Amounts.......................          69          312         104          438        (19)         26
                                               -----------  -----------  ----------  -----------   --------   ---------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations................     622,988    1,942,227     651,207    1,982,309     (9,996)    105,639
                                               -----------  -----------  ----------  -----------   --------   ---------
Distributions From:
  Net Investment Income:
   Institutional Class Shares.................    (115,306)    (214,687)   (102,941)    (159,066)   (11,539)     (2,836)
  Net Short-Term Gains:
   Institutional Class Shares.................          --           --     (27,834)          --         --          --
  Net Long-Term Gains:
   Institutional Class Shares.................          --           --    (211,626)     (39,012)        --          --
                                               -----------  -----------  ----------  -----------   --------   ---------
    Total Distributions.......................    (115,306)    (214,687)   (342,401)    (198,078)   (11,539)     (2,836)
                                               -----------  -----------  ----------  -----------   --------   ---------
Capital Share Transactions (1):
  Shares Issued...............................   1,971,730    2,415,089     645,464    1,229,487     48,508     142,226
  Shares Issued in Lieu of Cash Distributions.     112,236      206,673     333,784      188,769     10,648       2,638
  Shares Redeemed.............................    (637,939)  (1,323,574)   (587,941)  (1,104,930)   (71,809)   (127,503)
                                               -----------  -----------  ----------  -----------   --------   ---------
    Net Increase (Decrease) from Capital
     Share Transactions.......................   1,446,027    1,298,188     391,307      313,326    (12,653)     17,361
                                               -----------  -----------  ----------  -----------   --------   ---------
    Total Increase (Decrease) in Net Assets...   1,953,709    3,025,728     700,113    2,097,557    (34,188)    120,164
Net Assets
  Beginning of Period.........................   9,508,466    6,482,738   8,520,717    6,423,160    414,132     293,968
                                               -----------  -----------  ----------  -----------   --------   ---------
  End of Period............................... $11,462,175  $ 9,508,466  $9,220,830  $ 8,520,717   $379,944   $ 414,132
                                               ===========  ===========  ==========  ===========   ========   =========
(1) Shares Issued and Redeemed:
  Shares Issued...............................     155,035      213,883      33,274       72,452      2,633       8,814
  Shares Issued in Lieu of Cash Distributions.       8,913       18,646      18,190       11,691        579         173
  Shares Redeemed.............................     (50,305)    (117,963)    (30,311)     (65,368)    (3,862)     (7,179)
                                               -----------  -----------  ----------  -----------   --------   ---------
    Net Increase (Decrease) from Shares
     Issued and Redeemed......................     113,643      114,566      21,153       18,775       (650)      1,808
                                               ===========  ===========  ==========  ===========   ========   =========
Undistributed Net Investment Income
 (Distributions in Excess of Net Investment
 Income)...................................... $    90,015  $    27,329  $   13,847  $    27,396   $ (2,183)  $   6,178

----------
* Net of foreign capital gain taxes withheld of $65, $14, $175, $27, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                      Asia Pacific Small   United Kingdom Small   Continental Small
                                                       Company Portfolio    Company Portfolio     Company Portfolio
                                                     --------------------  -------------------  --------------------
                                                     Six Months    Year    Six Months    Year   Six Months    Year
                                                        Ended     Ended       Ended     Ended      Ended     Ended
                                                      April 30,  Oct. 31,   April 30,  Oct. 31,  April 30,  Oct. 31,
                                                        2014       2013       2014       2013      2014       2013
                                                     ----------- --------  ----------- -------- ----------- --------
                                                     (Unaudited)           (Unaudited)          (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)......................  $  5,181   $ 11,525    $   456   $   933   $  1,508   $  2,635
  Net Realized Gain (Loss) on:
   Investment Securities Sold*......................        (5)      (255)     1,243     2,545      3,328      2,298
   Futures..........................................        --         --         --        --        (53)        29
   Foreign Currency Transactions....................        31          9          3        --         50         (3)
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and Foreign Currency.......    (3,622)    17,462      1,744     7,107     19,983     41,299
   Futures..........................................        --         --         --        --         --        (29)
   Translation of Foreign Currency Denominated
    Amounts.........................................        (1)        (1)         1        --          4          7
                                                      --------   --------    -------   -------   --------   --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations.....................     1,584     28,740      3,447    10,585     24,820     46,236
                                                      --------   --------    -------   -------   --------   --------
Distributions From:
  Net Investment Income:
   Institutional Class Shares.......................   (12,860)    (7,603)      (510)     (953)      (343)    (2,834)
  Net Long-Term Gains:
   Institutional Class Shares.......................        --         --       (406)       --         --         --
                                                      --------   --------    -------   -------   --------   --------
     Total Distributions............................   (12,860)    (7,603)      (916)     (953)      (343)    (2,834)
                                                      --------   --------    -------   -------   --------   --------
Capital Share Transactions (1):
  Shares Issued.....................................    75,143     96,294      3,759     2,464      8,648     32,191
  Shares Issued in Lieu of Cash Distributions.......    12,189      7,183        700       729        281      2,141
  Shares Redeemed...................................   (10,249)   (31,639)    (4,932)   (7,045)    (9,977)   (13,244)
                                                      --------   --------    -------   -------   --------   --------
     Net Increase (Decrease) from Capital Share
      Transactions..................................    77,083     71,838       (473)   (3,852)    (1,048)    21,088
                                                      --------   --------    -------   -------   --------   --------
     Total Increase (Decrease) in Net Assets........    65,807     92,975      2,058     5,780     23,429     64,490
Net Assets
  Beginning of Period...............................   331,166    238,191     37,096    31,316    170,806    106,316
                                                      --------   --------    -------   -------   --------   --------
  End of Period.....................................  $396,973   $331,166    $39,154   $37,096   $194,235   $170,806
                                                      ========   ========    =======   =======   ========   ========
(1) Shares Issued and Redeemed:
Shares Issued.......................................     3,242      4,135         98        78        395      1,806
Shares Issued in Lieu of Cash Distributions.........       549        309         19        24         14        128
Shares Redeemed.....................................      (445)    (1,362)      (127)     (224)      (460)      (834)
                                                      --------   --------    -------   -------   --------   --------
     Net Increase (Decrease) from Shares Issued
      and Redeemed..................................     3,346      3,082        (10)     (122)       (51)     1,100
                                                      ========   ========    =======   =======   ========   ========
Undistributed Net Investment Income
 (Distributions in Excess of Net Investment
 Income)............................................  $ (1,261)  $  6,418    $    75   $   129   $  1,257   $     92

----------
* Net of foreign capital gain taxes withheld of $0, $0, $1, $0, $8 and $1, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                               DFA International Real
                                                  Estate Securities    DFA Global Real Estate   DFA International Small
                                                      Portfolio         Securities Portfolio      Cap Value Portfolio
                                               ----------------------  ----------------------  ------------------------
                                               Six Months     Year     Six Months     Year     Six Months       Year
                                                  Ended      Ended        Ended      Ended        Ended        Ended
                                                April 30,   Oct. 31,    April 30,   Oct. 31,    April 30,     Oct. 31,
                                                  2014        2013        2014        2013        2014          2013
                                               ----------- ----------  ----------- ----------  -----------  -----------
                                               (Unaudited)             (Unaudited)             (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)................ $   41,503  $   72,994  $   66,019  $   84,342  $   101,060  $   208,592
  Net Realized Gain (Loss) on:
   Investment Securities Sold*................      3,938     (19,009)     (2,771)     (3,169)     165,817      179,935
   Futures....................................         --         888          --          --           --           --
   Foreign Currency Transactions..............        287        (860)         --          --          857       (2,311)
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and Foreign
    Currency..................................     69,723     105,321     102,401      60,459      776,696    2,722,774
   Translation of Foreign Currency
    Denominated Amounts.......................         63          18          --          --           79          666
                                               ----------  ----------  ----------  ----------  -----------  -----------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations................    115,514     159,352     165,649     141,632    1,044,509    3,109,656
                                               ----------  ----------  ----------  ----------  -----------  -----------
Distributions From:
  Net Investment Income:
   Institutional Class Shares.................   (106,263)   (181,848)    (72,036)    (84,341)    (110,870)    (198,381)
  Net Short-Term Gains:
   Institutional Class Shares.................         --          --          --          --      (38,805)          --
  Net Long-Term Gains:
   Institutional Class Shares.................         --          --          --          --     (127,501)    (117,102)
                                               ----------  ----------  ----------  ----------  -----------  -----------
    Total Distributions.......................   (106,263)   (181,848)    (72,036)    (84,341)    (277,176)    (315,483)
                                               ----------  ----------  ----------  ----------  -----------  -----------
Capital Share Transactions (1):
  Shares Issued...............................    473,955     842,458     498,786     932,289      984,843    1,644,691
  Shares Issued in Lieu of Cash Distributions.    105,300     180,122      70,668      82,056      254,292      292,218
  Shares Redeemed.............................   (175,093)   (372,815)   (187,957)   (304,476)    (807,775)  (1,848,793)
                                               ----------  ----------  ----------  ----------  -----------  -----------
    Net Increase (Decrease) from Capital
     Share Transactions.......................    404,162     649,765     381,497     709,869      431,360       88,116
                                               ----------  ----------  ----------  ----------  -----------  -----------
    Total Increase (Decrease) in Net Assets...    413,413     627,269     475,110     767,160    1,198,693    2,882,289
Net Assets
  Beginning of Period.........................  2,158,977   1,531,708   2,082,707   1,315,547   11,148,899    8,266,610
                                               ----------  ----------  ----------  ----------  -----------  -----------
  End of Period............................... $2,572,390  $2,158,977  $2,557,817  $2,082,707  $12,347,592  $11,148,899
                                               ==========  ==========  ==========  ==========  ===========  ===========
(1) Shares Issued and Redeemed:
  Shares Issued...............................     92,762     159,658      54,388      99,632       47,785       96,297
  Shares Issued in Lieu of Cash Distributions.     21,490      35,387       8,208       9,335       13,067       18,141
  Shares Redeemed.............................    (34,677)    (71,419)    (20,659)    (32,860)     (39,239)    (106,982)
                                               ----------  ----------  ----------  ----------  -----------  -----------
    Net Increase (Decrease) from Shares
     Issued and Redeemed......................     79,575     123,626      41,937      76,107       21,613        7,456
                                               ==========  ==========  ==========  ==========  ===========  ===========
Undistributed Net Investment Income
 (Distributions in Excess of Net Investment
 Income)...................................... $ (212,733) $ (147,973) $    5,607  $   11,624  $     5,646  $    14,704

----------
* Net of foreign capital gain taxes withheld of $0, $7, $0, $0, $33 and $6, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                              International Vector    World ex U.S. Value  World ex U.S. Targeted
                                                                Equity Portfolio           Portfolio          Value Portfolio
                                                             ----------------------  --------------------  ---------------------
                                                                                                                         Period
                                                             Six Months     Year     Six Months    Year    Six Months   Nov. 1,
                                                                Ended      Ended        Ended     Ended       Ended    2012(a) to
                                                              April 30,   Oct. 31,    April 30,  Oct. 31,   April 30,   Oct. 31,
                                                                2014        2013        2014       2013       2014        2013
                                                             ----------- ----------  ----------- --------  ----------- ----------
                                                             (Unaudited)             (Unaudited)           (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss).............................. $   16,576  $   18,816   $  2,484   $  2,186   $    915    $ 1,009
  Capital Gain Distributions Received from Affiliated
   Investment Companies.....................................         --          --        157         64        983        191
  Net Realized Gain (Loss) on:
   Investment Securities Sold*..............................      4,258       8,277        702      3,077       (173)       947
   Futures..................................................         --          --         --        (12)        --          1
   Foreign Currency Transactions............................        (82)        (71)        (1)       (14)        (2)        (3)
  Change in Unrealized Appreciation (Depreciation) of:
   Investment Securities and Foreign Currency...............     57,502     172,846        969     13,382      5,265     11,646
   Futures..................................................         --          --          1         (1)        --         --
   Translation of Foreign Currency Denominated
    Amounts.................................................         (2)         46          1        (15)        --         --
                                                             ----------  ----------   --------   --------   --------    -------
    Net Increase (Decrease) in Net Assets Resulting from
     Operations.............................................     78,252     199,914      4,313     18,667      6,988     13,791
                                                             ----------  ----------   --------   --------   --------    -------
Distributions From:
  Net Investment Income:
   Institutional Class Shares...............................     (9,166)    (17,456)    (1,871)    (2,334)    (1,042)      (993)
  Net Short-Term Gains:
   Institutional Class Shares...............................       (571)         --         --         --        (48)        --
  Net Long-Term Gains:
   Institutional Class Shares...............................     (7,322)     (2,044)        --         --     (1,147)        --
                                                             ----------  ----------   --------   --------   --------    -------
    Total Distributions.....................................    (17,059)    (19,500)    (1,871)    (2,334)    (2,237)      (993)
                                                             ----------  ----------   --------   --------   --------    -------
Capital Share Transactions (1):
  Shares Issued.............................................    189,011     419,905      4,943     53,066     48,578     87,917
  Shares Issued in Lieu of Cash Distributions...............     16,870      18,898      1,867      2,232      2,238        993
  Shares Redeemed...........................................    (61,399)    (89,842)    (7,767)   (11,241)    (7,420)    (5,698)
                                                             ----------  ----------   --------   --------   --------    -------
    Net Increase (Decrease) from Capital Share
     Transactions...........................................    144,482     348,961       (957)    44,057     43,396     83,212
                                                             ----------  ----------   --------   --------   --------    -------
    Total Increase (Decrease) in Net Assets.................    205,675     529,375      1,485     60,390     48,147     96,010
Net Assets
  Beginning of Period.......................................  1,090,774     561,399    117,587     57,197     96,010         --
                                                             ----------  ----------   --------   --------   --------    -------
  End of Period............................................. $1,296,449  $1,090,774   $119,072   $117,587   $144,157    $96,010
                                                             ==========  ==========   ========   ========   ========    =======
(1) Shares Issued and Redeemed:
  Shares Issued.............................................     15,897      39,490        416      4,923      3,922      8,136
  Shares Issued in Lieu of Cash Distributions...............      1,467       1,856        159        209        189         90
  Shares Redeemed...........................................     (5,173)     (8,665)      (661)    (1,036)      (608)      (522)
                                                             ----------  ----------   --------   --------   --------    -------
    Net Increase (Decrease) from Shares Issued and
     Redeemed...............................................     12,191      32,681        (86)     4,096      3,503      7,704
                                                             ==========  ==========   ========   ========   ========    =======
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)........................... $    9,896  $    2,486   $    800   $    187   $   (112)   $    15

----------
Seepage 1 for the Definitions of Abbreviations and Footnotes.
* Net of foreign capital gain taxes withheld of $8, $0, $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                 World ex U.S.
                                                                  Core Equity        Selectively Hedged
                                                                   Portfolio        Global Equity Portfolio
                                                             ---------------------  ----------------------
                                                                           Period
                                                             Six Months   April 9,  Six Months      Year
                                                                Ended    2013(a) to    Ended       Ended
                                                              April 30,   Oct. 31,   April 30,    Oct. 31,
                                                                2014        2013       2014         2013
                                                             ----------- ---------- -----------   --------
                                                             (Unaudited)            (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)..............................  $  1,473    $  1,160   $    683     $ 1,317
  Capital Gain Distributions Received from Affiliated
   Investment Companies.....................................        --          --        342         115
  Net Realized Gain (Loss) on:
   Investment Securities Sold*..............................      (104)        (30)     1,409         (81)
   Futures..................................................        --          --        341         545
   Foreign Currency Transactions............................        --          --         90         237
  Change in Unrealized Appreciation (Depreciation) of:
   Investment Securities and Foreign Currency...............     7,644      11,720      2,158      12,814
   Futures..................................................        --          --       (121)        150
   Translation of Foreign Currency Denominated Amounts......        --          --        (33)        121
                                                              --------    --------   --------     -------
    Net Increase (Decrease) in Net Assets Resulting from
     Operations.............................................     9,013      12,850      4,869      15,218
                                                              --------    --------   --------     -------
Distributions From:
  Net Investment Income:
   Institutional Class Shares...............................    (1,487)     (1,171)    (1,858)       (330)
  Net Short-Term Gains:
   Institutional Class Shares...............................       (64)         --       (281)        (43)
  Net Long-Term Gains:
   Institutional Class Shares...............................        --          --       (539)        (56)
                                                              --------    --------   --------     -------
    Total Distributions.....................................    (1,551)     (1,171)    (2,678)       (429)
                                                              --------    --------   --------     -------
Capital Share Transactions (1):
  Shares Issued.............................................    90,848     125,005     33,064      43,832
  Shares Issued in Lieu of Cash Distributions...............     1,548       1,169      2,678         429
  Shares Redeemed...........................................   (14,928)     (8,133)   (18,921)     (2,652)
                                                              --------    --------   --------     -------
    Net Increase (Decrease) from Capital Share
     Transactions...........................................    77,468     118,041     16,821      41,609
                                                              --------    --------   --------     -------
    Total Increase (Decrease) in Net Assets.................    84,930     129,720     19,012      56,398
Net Assets
  Beginning of Period.......................................   129,720          --     91,348      34,950
                                                              --------    --------   --------     -------
  End of Period.............................................  $214,650    $129,720   $110,360     $91,348
                                                              ========    ========   ========     =======
(1) Shares Issued and Redeemed:
  Shares Issued.............................................     8,523      12,721      2,427       3,666
  Shares Issued in Lieu of Cash Distributions...............       146         117        205          39
  Shares Redeemed...........................................    (1,395)       (790)    (1,397)       (217)
                                                              --------    --------   --------     -------
    Net Increase (Decrease) from Shares Issued and
     Redeemed...............................................     7,274      12,048      1,235       3,488
                                                              ========    ========   ========     =======
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)...........................  $    (15)   $     (1)  $    215     $ 1,390

                                                                Emerging Markets
                                                                    Portfolio
                                                             ----------------------

                                                             Six Months     Year
                                                                Ended      Ended
                                                              April 30,   Oct. 31,
                                                                2014        2013
                                                             ----------- ----------
                                                             (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss).............................. $   24,710  $   61,645
  Capital Gain Distributions Received from Affiliated
   Investment Companies.....................................         --          --
  Net Realized Gain (Loss) on:
   Investment Securities Sold*..............................    (19,190)     22,235
   Futures..................................................         --          --
   Foreign Currency Transactions............................        (53)       (124)
  Change in Unrealized Appreciation (Depreciation) of:
   Investment Securities and Foreign Currency...............    (77,616)    143,306
   Futures..................................................         --          --
   Translation of Foreign Currency Denominated Amounts......         28          (6)
                                                             ----------  ----------
    Net Increase (Decrease) in Net Assets Resulting from
     Operations.............................................    (72,121)    227,056
                                                             ----------  ----------
Distributions From:
  Net Investment Income:
   Institutional Class Shares...............................    (21,495)    (59,866)
  Net Short-Term Gains:
   Institutional Class Shares...............................         --          --
  Net Long-Term Gains:
   Institutional Class Shares...............................    (21,358)    (30,527)
                                                             ----------  ----------
    Total Distributions.....................................    (42,853)    (90,393)
                                                             ----------  ----------
Capital Share Transactions (1):
  Shares Issued.............................................    630,227   1,304,374
  Shares Issued in Lieu of Cash Distributions...............     40,365      84,860
  Shares Redeemed...........................................   (333,914)   (667,334)
                                                             ----------  ----------
    Net Increase (Decrease) from Capital Share
     Transactions...........................................    336,678     721,900
                                                             ----------  ----------
    Total Increase (Decrease) in Net Assets.................    221,704     858,563
Net Assets
  Beginning of Period.......................................  3,655,740   2,797,177
                                                             ----------  ----------
  End of Period............................................. $3,877,444  $3,655,740
                                                             ==========  ==========
(1) Shares Issued and Redeemed:
  Shares Issued.............................................     24,959      50,466
  Shares Issued in Lieu of Cash Distributions...............      1,580       3,233
  Shares Redeemed...........................................    (13,207)    (25,465)
                                                             ----------  ----------
    Net Increase (Decrease) from Shares Issued and
     Redeemed...............................................     13,332      28,234
                                                             ==========  ==========
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)........................... $   10,070  $    6,864

----------
Seepage 1 for the Definitions of Abbreviations and Footnotes.
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                         Emerging Markets Small   Emerging Markets Value
                                                              Cap Portfolio              Portfolio
                                                         ----------------------  ------------------------
                                                         Six Months     Year     Six Months       Year
                                                            Ended      Ended        Ended        Ended
                                                          April 30,   Oct. 31,    April 30,     Oct. 31,
                                                            2014        2013        2014          2013
                                                         ----------- ----------  -----------  -----------
                                                         (Unaudited)             (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss).......................... $   29,035  $   69,684  $   137,479  $   342,372
  Net Realized Gain (Loss) on:
   Investment Securities Sold*..........................     43,554      64,325     (354,332)     296,735
   Futures..............................................         --         452           --           --
   Foreign Currency Transactions........................        (82)     (1,227)      (2,053)      (2,807)
  Change in Unrealized Appreciation (Depreciation) of:
   Investment Securities and Foreign Currency...........      9,405     146,169     (440,131)     717,140
   Futures..............................................         (4)          4           --           --
   Translation of Foreign Currency Denominated
    Amounts.............................................         94         (42)         100            7
                                                         ----------  ----------  -----------  -----------
    Net Increase (Decrease) in Net Assets Resulting
     from Operations....................................     82,002     279,365     (658,937)   1,353,447
                                                         ----------  ----------  -----------  -----------
Distributions From:
  Net Investment Income:
   Class R2 Shares......................................         --          --         (833)      (1,837)
   Institutional Class Shares...........................    (36,498)    (67,721)    (164,213)    (355,664)
  Net Short-Term Gains:
   Class R2 Shares......................................         --          --          (62)          --
   Institutional Class Shares...........................         --      (3,428)     (11,122)          --
  Net Long-Term Gains:
   Class R2 Shares......................................         --          --       (1,472)      (2,090)
   Institutional Class Shares...........................    (63,095)    (92,100)    (262,348)    (342,441)
                                                         ----------  ----------  -----------  -----------
    Total Distributions.................................    (99,593)   (163,249)    (440,050)    (702,032)
                                                         ----------  ----------  -----------  -----------
Capital Share Transactions (1):
  Shares Issued.........................................    442,550   1,458,450    1,914,815    4,240,153
  Shares Issued in Lieu of Cash Distributions...........     92,750     142,712      419,285      656,583
  Shares Redeemed.......................................   (241,422)   (583,088)  (1,630,414)  (2,967,974)
                                                         ----------  ----------  -----------  -----------
    Net Increase (Decrease) from Capital Share
     Transactions.......................................    293,878   1,018,074      703,686    1,928,762
                                                         ----------  ----------  -----------  -----------
    Total Increase (Decrease) in Net Assets.............    276,287   1,134,190     (395,301)   2,580,177
Net Assets
  Beginning of Period...................................  4,041,863   2,907,673   19,268,907   16,688,730
                                                         ----------  ----------  -----------  -----------
  End of Period......................................... $4,318,150  $4,041,863  $18,873,606  $19,268,907
                                                         ==========  ==========  ===========  ===========
(1) Shares Issued and Redeemed:
  Shares Issued.........................................     21,892      69,669       70,732      148,957
  Shares Issued in Lieu of Cash Distributions...........      4,651       6,956       15,454       22,991
  Shares Redeemed.......................................    (12,083)    (28,076)     (60,445)    (105,179)
                                                         ----------  ----------  -----------  -----------
    Net Increase (Decrease) from Shares Issued and
     Redeemed...........................................     14,460      48,549       25,741       66,769
                                                         ==========  ==========  ===========  ===========
Undistributed Net Investment Income (Distributions
 in Excess of Net Investment Income).................... $      877  $    8,340  $   (12,750) $    14,739

                                                           Emerging Markets Core
                                                             Equity Portfolio
                                                         ------------------------
                                                         Six Months       Year
                                                            Ended        Ended
                                                          April 30,     Oct. 31,
                                                            2014          2013
                                                         -----------  -----------
                                                         (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss).......................... $    88,556  $   211,992
  Net Realized Gain (Loss) on:
   Investment Securities Sold*..........................     (64,782)      (9,977)
   Futures..............................................          --           --
   Foreign Currency Transactions........................        (735)      (2,207)
  Change in Unrealized Appreciation (Depreciation) of:
   Investment Securities and Foreign Currency...........    (139,793)     581,086
   Futures..............................................          --           --
   Translation of Foreign Currency Denominated
    Amounts.............................................          54          (79)
                                                         -----------  -----------
    Net Increase (Decrease) in Net Assets Resulting
     from Operations....................................    (116,700)     780,815
                                                         -----------  -----------
Distributions From:
  Net Investment Income:
   Class R2 Shares......................................          --           --
   Institutional Class Shares...........................     (81,635)    (205,400)
  Net Short-Term Gains:
   Class R2 Shares......................................          --           --
   Institutional Class Shares...........................          --           --
  Net Long-Term Gains:
   Class R2 Shares......................................          --           --
   Institutional Class Shares...........................          --           --
                                                         -----------  -----------
    Total Distributions.................................     (81,635)    (205,400)
                                                         -----------  -----------
Capital Share Transactions (1):
  Shares Issued.........................................   2,631,076    5,406,041
  Shares Issued in Lieu of Cash Distributions...........      74,799      187,871
  Shares Redeemed.......................................  (1,267,214)  (1,743,072)
                                                         -----------  -----------
    Net Increase (Decrease) from Capital Share
     Transactions.......................................   1,438,661    3,850,840
                                                         -----------  -----------
    Total Increase (Decrease) in Net Assets.............   1,240,326    4,426,255
Net Assets
  Beginning of Period...................................  13,020,962    8,594,707
                                                         -----------  -----------
  End of Period......................................... $14,261,288  $13,020,962
                                                         ===========  ===========
(1) Shares Issued and Redeemed:
  Shares Issued.........................................     138,032      276,461
  Shares Issued in Lieu of Cash Distributions...........       3,886        9,689
  Shares Redeemed.......................................     (66,650)     (90,412)
                                                         -----------  -----------
    Net Increase (Decrease) from Shares Issued and
     Redeemed...........................................      75,268      195,738
                                                         ===========  ===========
Undistributed Net Investment Income (Distributions
 in Excess of Net Investment Income).................... $    38,276  $    31,355

----------
* Net of foreign capital gain taxes withheld of $0, $1, $0, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)



                                                                           Enhanced U.S. Large Company Portfolio
                                                             --------------------------------------------------------------

                                                             Six Months      Year      Year      Year      Year       Year
                                                                Ended       Ended     Ended     Ended     Ended      Ended
                                                              April 30,    Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,   Oct. 31,
                                                                2014         2013      2012      2011      2010       2009
-------------------------------------------------------------------------------------------------------------------------------
                                                             (Unaudited)
Net Asset Value, Beginning of Period........................  $  11.70     $   9.29  $   8.15  $   7.53  $   6.48  $   6.47
                                                              --------     --------  --------  --------  --------  --------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)...........................      0.04         0.07      0.07      0.07      0.07      0.05
 Net Gains (Losses) on Securities (Realized and Unrealized).      0.94         2.42      1.20      0.56      1.05      0.61
                                                              --------     --------  --------  --------  --------  --------
   Total from Investment Operations.........................      0.98         2.49      1.27      0.63      1.12      0.66
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income......................................     (0.04)       (0.08)    (0.13)    (0.01)    (0.07)    (0.59)
 Net Realized Gains.........................................        --           --        --        --        --     (0.06)
                                                              --------     --------  --------  --------  --------  --------
   Total Distributions......................................     (0.04)       (0.08)    (0.13)    (0.01)    (0.07)    (0.65)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period..............................  $  12.64     $  11.70  $   9.29  $   8.15  $   7.53  $   6.48
===========================================================  ===========   ========  ========  ========  ========  ========
Total Return................................................      8.35%(D)    26.99%    15.84%     8.41%    17.40%    12.23%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).......................  $199,110     $212,840  $190,011  $171,128  $157,730  $165,231
Ratio of Expenses to Average Net Assets.....................      0.23%(E)     0.24%     0.25%     0.26%     0.26%     0.29%**
Ratio of Expenses to Average Net Assets (Excluding Waivers
 and Assumption of Expenses and/or Recovery of Previously
 Waived Fees and Fees Paid Indirectly)......................      0.23%(E)     0.24%     0.25%     0.26%     0.26%     0.29%**
Ratio of Net Investment Income to Average Net Assets........      0.60%(E)     0.63%     0.80%     0.86%     0.98%     0.86%
Portfolio Turnover Rate.....................................        86%(D)      139%       76%      140%       78%       46%*
-------------------------------------------------------------------------------------------------------------------------------

                                                                 U.S. Large Cap Equity
                                                                       Portfolio
                                                             -----------------------
                                                                               Period
                                                             Six Months       June 25,
                                                                Ended        2013(a) to
                                                              April 30,       Oct. 31,
                                                                2014            2013
-------------------------------------------------------------------------------------------
                                                             (Unaudited)
Net Asset Value, Beginning of Period........................  $  11.07      $  10.00
                                                              --------      --------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)...........................      0.10          0.06
 Net Gains (Losses) on Securities (Realized and Unrealized).      0.83          1.04
                                                              --------      --------
   Total from Investment Operations.........................      0.93          1.10
-------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income......................................     (0.09)        (0.03)
 Net Realized Gains.........................................        --            --
                                                              --------      --------
   Total Distributions......................................     (0.09)        (0.03)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period..............................  $  11.91      $  11.07
===========================================================  ===========   ==========
Total Return................................................      8.51%(D)     11.01%(D)
-------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).......................  $197,479      $135,407
Ratio of Expenses to Average Net Assets.....................      0.19%(E)      0.19%(C)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers
 and Assumption of Expenses and/or Recovery of Previously
 Waived Fees and Fees Paid Indirectly)......................      0.21%(E)      0.25%(C)(E)
Ratio of Net Investment Income to Average Net Assets........      1.77%(E)      1.58%(C)(E)
Portfolio Turnover Rate.....................................         0%(D)         0%(D)
-------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.
* For the period February 28, 2009 through October 31, 2009. Effective February 28, 2009, Enhanced U.S. Large Company Portfolio invests directly in securities rather than through the Series.
**Represents the combined ratios for the respective portfolio and, for the period November 1, 2008 through February 27, 2009, its respective pro-rata share of its Master Fund Series.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                                    U.S. Large Cap Value Portfolio
                                                             ----------------------------------------------------------------
                                                               Six Months        Year        Year        Year        Year
                                                                  Ended         Ended       Ended       Ended       Ended
                                                                April 30,      Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
                                                                  2014           2013        2012        2011        2010
------------------------------------------------------------------------------------------------------------------------------
                                                               (Unaudited)
Net Asset Value, Beginning of Period........................ $     29.72     $     22.34  $    19.29  $    18.58  $    15.81
                                                             -----------     -----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)...........................        0.26            0.47        0.41        0.33        0.33
 Net Gains (Losses) on Securities (Realized and Unrealized).        2.51            7.38        3.04        0.70        2.76
                                                             -----------     -----------  ----------  ----------  ----------
   Total from Investment Operations.........................        2.77            7.85        3.45        1.03        3.09
------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income......................................       (0.26)          (0.47)      (0.40)      (0.32)      (0.32)
 Net Realized Gains.........................................          --              --          --          --          --
                                                             -----------     -----------  ----------  ----------  ----------
   Total Distributions......................................       (0.26)          (0.47)      (0.40)      (0.32)      (0.32)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.............................. $     32.23     $     29.72  $    22.34  $    19.29  $    18.58
===========================================================  ===========     ===========  ==========  ==========  ==========
Total Return................................................        9.35%(D)       35.52%      18.14%       5.53%      19.72%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)....................... $13,617,947     $11,963,072  $8,334,585  $7,340,344  $6,921,036
Ratio of Expenses to Average Net Assets (B).................        0.27%(E)        0.27%       0.27%       0.28%       0.28%
Ratio of Expenses to Average Net Assets (Excluding Waivers
 and Assumptions of Expenses and/or Recovery of Previously
 Waived Fees and Fees Paid Indirectly) (B)..................        0.27%(E)        0.27%       0.27%       0.28%       0.28%
Ratio of Net Investment Income to Average Net Assets........        1.66%(E)        1.82%       1.99%       1.63%       1.86%
------------------------------------------------------------------------------------------------------------------------------

                                                             -----------
                                                                Year
                                                               Ended
                                                              Oct. 31,
                                                                2009
------------------------------------------------------------------------

Net Asset Value, Beginning of Period........................ $    14.58
                                                             ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)...........................       0.31
 Net Gains (Losses) on Securities (Realized and Unrealized).       1.28
                                                             ----------
   Total from Investment Operations.........................       1.59
------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income......................................      (0.34)
 Net Realized Gains.........................................      (0.02)
                                                             ----------
   Total Distributions......................................      (0.36)
------------------------------------------------------------------------
Net Asset Value, End of Period.............................. $    15.81
===========================================================  ==========
Total Return................................................      11.76%
------------------------------------------------------------------------
Net Assets, End of Period (thousands)....................... $5,863,652
Ratio of Expenses to Average Net Assets (B).................       0.30%
Ratio of Expenses to Average Net Assets (Excluding Waivers
 and Assumptions of Expenses and/or Recovery of Previously
 Waived Fees and Fees Paid Indirectly) (B)..................       0.30%
Ratio of Net Investment Income to Average Net Assets........       2.26%
------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                    U.S. Targeted Value Portfolio-Class R1 Shares+
                                                              ---------------------------------------------------------
                                                              Six Months      Year     Year     Year     Year     Year
                                                                 Ended       Ended    Ended    Ended    Ended    Ended
                                                               April 30,    Oct. 31, Oct. 31, Oct. 31, Oct. 31, Oct. 31,
                                                                 2014         2013     2012     2011     2010     2009
------------------------------------------------------------------------------------------------------------------------
                                                              (Unaudited)
Net Asset Value, Beginning of Period.........................   $ 22.63      $17.28  $ 15.32  $ 14.75  $ 11.73  $ 10.92
                                                                -------      ------  -------  -------  -------  -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................      0.08        0.27     0.15     0.10     0.07     0.12
  Net Gains (Losses) on Securities (Realized and Unrealized).      1.52        6.28     2.06     0.60     3.07     0.87
                                                                -------      ------  -------  -------  -------  -------
   Total from Investment Operations..........................      1.60        6.55     2.21     0.70     3.14     0.99
------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................     (0.06)      (0.22)   (0.13)   (0.10)   (0.12)   (0.18)
  Net Realized Gains.........................................     (1.32)      (0.98)   (0.12)   (0.03)      --       --
                                                                -------      ------  -------  -------  -------  -------
   Total Distributions.......................................     (1.38)      (1.20)   (0.25)   (0.13)   (0.12)   (0.18)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period...............................   $ 22.85      $22.63  $ 17.28  $ 15.32  $ 14.75  $ 11.73
============================================================= ===========   ======== ======== ======== ======== ========
Total Return.................................................      7.45%(D)   40.39%   14.67%    4.69%   26.93%    9.36%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)........................   $12,061      $9,470  $49,423  $45,132  $41,316  $31,393
Ratio of Expenses to Average Net Assets......................      0.47%(E)    0.47%    0.48%    0.48%    0.49%    0.52%
Ratio of Net Investment Income to Average Net Assets.........      0.74%(E)    1.42%    0.93%    0.61%    0.59%    1.12%
Portfolio Turnover Rate......................................         5%(D)      16%      20%      23%      20%      17%
------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                    U.S. Targeted Value Portfolio-Class R2 Shares+
                                                              ---------------------------------------------------------
                                                              Six Months      Year     Year     Year     Year     Year
                                                                 Ended       Ended    Ended    Ended    Ended    Ended
                                                               April 30,    Oct. 31, Oct. 31, Oct. 31, Oct. 31, Oct. 31,
                                                                 2014         2013     2012     2011     2010     2009
------------------------------------------------------------------------------------------------------------------------
                                                              (Unaudited)
Net Asset Value, Beginning of Period.........................   $ 22.57     $ 17.26  $ 15.31  $ 14.76   $11.74   $10.91
                                                                -------     -------  -------  -------   ------   ------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................      0.06        0.19     0.13     0.07     0.05     0.10
  Net Gains (Losses) on Securities (Realized and Unrealized).      1.52        6.31     2.05     0.60     3.07     0.88
                                                                -------     -------  -------  -------   ------   ------
   Total from Investment Operations..........................      1.58        6.50     2.18     0.67     3.12     0.98
------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................     (0.05)      (0.21)   (0.11)   (0.09)   (0.10)   (0.15)
  Net Realized Gains.........................................     (1.32)      (0.98)   (0.12)   (0.03)      --       --
                                                                -------     -------  -------  -------   ------   ------
   Total Distributions.......................................     (1.37)      (1.19)   (0.23)   (0.12)   (0.10)   (0.15)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period...............................   $ 22.78     $ 22.57  $ 17.26  $ 15.31   $14.76   $11.74
============================================================= ===========   ======== ======== ======== ======== ========
Total Return.................................................      7.35%(D)   40.10%   14.46%    4.50%   26.66%    9.23%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)........................   $77,227     $23,305  $12,754  $10,918   $5,967   $2,930
Ratio of Expenses to Average Net Assets......................      0.62%(E)    0.62%    0.63%    0.63%    0.64%    0.67%
Ratio of Net Investment Income to Average Net Assets.........      0.54%(E)    0.95%    0.78%    0.42%    0.44%    0.91%
Portfolio Turnover Rate......................................         5%(D)      16%      20%      23%      20%      17%
------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.
+ All per share amounts and net assets values prior to November 19, 2010 have been adjusted as a result of the reverse stock split on November 19, 2010. (Note G)

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                            U.S. Targeted Value Portfolio-Institutional Class Shares
                                                   -------------------------------------------------------------------------
                                                    Six Months       Year        Year        Year        Year        Year
                                                       Ended        Ended       Ended       Ended       Ended       Ended
                                                     April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
                                                       2014          2013        2012        2011        2010        2009
-----------------------------------------------------------------------------------------------------------------------------
                                                    (Unaudited)
Net Asset Value, Beginning of Period.............. $    22.60     $    17.28  $    15.32  $    14.76  $    11.70  $    10.84
                                                   ----------     ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).................       0.10           0.24        0.17        0.12        0.09        0.12
 Net Gains (Losses) on Securities (Realized and
   Unrealized)....................................       1.52           6.31        2.06        0.59        3.06        0.88
                                                   ----------     ----------  ----------  ----------  ----------  ----------
   Total from Investment Operations...............       1.62           6.55        2.23        0.71        3.15        1.00
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income............................      (0.07)         (0.25)      (0.15)      (0.12)      (0.09)      (0.14)
 Net Realized Gains...............................      (1.32)         (0.98)      (0.12)      (0.03)         --          --
                                                   ----------     ----------  ----------  ----------  ----------  ----------
   Total Distributions............................      (1.39)         (1.23)      (0.27)      (0.15)      (0.09)      (0.14)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.................... $    22.83     $    22.60  $    17.28  $    15.32  $    14.76  $    11.70
=================================================  ===========    ==========  ==========  ==========  ==========  ==========
Total Return......................................       7.55%(D)      40.40%      14.78%       4.76%      27.02%       9.47%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)............. $4,879,317     $4,180,974  $2,989,632  $2,487,929  $2,223,982  $1,449,437
Ratio of Expenses to Average Net Assets...........       0.37%(E)       0.37%       0.38%       0.38%       0.38%       0.41%
Ratio of Net Investment Income to Average Net
 Assets...........................................       0.85%(E)       1.25%       1.03%       0.71%       0.69%       1.19%
Portfolio Turnover Rate...........................          5%(D)         16%         20%         23%         20%         17%
-----------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                                     U.S. Small Cap Value Portfolio
                                                              ---------------------------------------------------------------
                                                                Six Months       Year        Year        Year        Year
                                                                   Ended        Ended       Ended       Ended       Ended
                                                                 April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
                                                                   2014          2013        2012        2011        2010
------------------------------------------------------------------------------------------------------------------------------
                                                                (Unaudited)
Net Asset Value, Beginning of Period......................... $     34.48     $    26.57  $    23.50  $    22.49  $    17.69
                                                              -----------     ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................        0.11           0.39        0.20        0.16        0.09
  Net Gains (Losses) on Securities (Realized and Unrealized).        2.27           9.41        3.38        1.00        4.79
                                                              -----------     ----------  ----------  ----------  ----------
   Total from Investment Operations..........................        2.38           9.80        3.58        1.16        4.88
------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................       (0.11)         (0.37)      (0.18)      (0.15)      (0.08)
  Net Realized Gains.........................................       (1.60)         (1.52)      (0.33)         --          --
                                                              -----------     ----------  ----------  ----------  ----------
   Total Distributions.......................................       (1.71)         (1.89)      (0.51)      (0.15)      (0.08)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period............................... $     35.15     $    34.48  $    26.57  $    23.50  $    22.49
============================================================= ===========     ==========  ==========  ==========  ==========
Total Return.................................................        7.14%(D)      39.35%      15.60%       5.13%      27.69%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)........................ $10,912,856     $9,526,981  $7,088,470  $6,540,863  $6,555,277
Ratio of Expenses to Average Net Assets......................        0.52%(E)       0.52%       0.52%       0.52%       0.52%
Ratio of Net Investment Income to Average Net Assets.........        0.62%(E)       1.28%       0.78%       0.62%       0.43%
Portfolio Turnover Rate......................................           4%(D)         14%         15%         14%         19%
------------------------------------------------------------------------------------------------------------------------------

                                                              -----------
                                                                  Year
                                                                 Ended
                                                                Oct. 31,
                                                                  2009
---------------------------------------------------------------------------

Net Asset Value, Beginning of Period......................... $    16.32
                                                              ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................       0.04
  Net Gains (Losses) on Securities (Realized and Unrealized).       1.54
                                                              ----------
   Total from Investment Operations..........................       1.58
---------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................      (0.21)
  Net Realized Gains.........................................         --
                                                              ----------
   Total Distributions.......................................      (0.21)
---------------------------------------------------------------------------
Net Asset Value, End of Period............................... $    17.69
============================================================= ==========
Total Return.................................................       9.97%
---------------------------------------------------------------------------
Net Assets, End of Period (thousands)........................ $5,669,659
Ratio of Expenses to Average Net Assets......................       0.54%++
Ratio of Net Investment Income to Average Net Assets.........       0.27%
Portfolio Turnover Rate......................................         21%+
---------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.
+ For the period February 28, 2009 through October 31, 2009. Effective
  February 28, 2009, U.S. Small Cap Value Portfolio invests directly in securities rather than through the Series.
++Represents the combined ratios for the respective portfolio and, for the period November 1, 2008 through February 27, 2009, its respective pro-rata share of its Master Fund Series.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)


                                                             U.S. Core Equity 1 Portfolio
                                      -------------------------------------------------------------------------  ---------------
                                       Six Months       Year        Year        Year        Year        Year       Six Months
                                          Ended        Ended       Ended       Ended       Ended       Ended          Ended
                                        April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,      April 30,
                                          2014          2013        2012        2011        2010        2009          2014
---------------------------------------------------------------------------------------------------------------------------------
                                       (Unaudited)                                                                 (Unaudited)
Net Asset Value, Beginning of Period. $    15.74     $    12.11  $    10.78  $    10.18  $     8.54  $     7.81  $     15.62
                                      ----------     ----------  ----------  ----------  ----------  ----------  -----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)....       0.13           0.25        0.21        0.17        0.15        0.15         0.13
 Net Gains (Losses) on Securities
  (Realized and Unrealized)..........       1.11           3.62        1.32        0.59        1.61        0.73         1.09
                                      ----------     ----------  ----------  ----------  ----------  ----------  -----------
   Total from Investment
    Operations.......................       1.24           3.87        1.53        0.76        1.76        0.88         1.22
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income...............      (0.12)         (0.24)      (0.20)      (0.16)      (0.12)      (0.15)       (0.11)
 Net Realized Gains..................      (0.07)            --          --          --          --          --        (0.16)
                                      ----------     ----------  ----------  ----------  ----------  ----------  -----------
   Total Distributions...............      (0.19)         (0.24)      (0.20)      (0.16)      (0.12)      (0.15)       (0.27)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period....... $    16.79     $    15.74  $    12.11  $    10.78  $    10.18  $     8.54  $     16.57
===================================== ===========    ==========  ==========  ==========  ==========  ==========  ===========
Total Return.........................       7.97%(D)      32.32%      14.29%       7.47%      20.80%      11.64%        7.93%(D)
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)......................... $9,088,173     $7,566,179  $4,876,973  $3,731,411  $2,897,409  $1,989,583  $11,493,784
Ratio of Expenses to Average Net
 Assets..............................       0.19%(E)       0.19%       0.19%       0.20%       0.20%       0.22%        0.21%(E)
Ratio of Net Investment Income to
 Average Net Assets..................       1.60%(E)       1.79%       1.79%       1.49%       1.53%       2.02%        1.56%(E)
Portfolio Turnover Rate..............          1%(D)          1%          3%          5%          4%          7%           1%(D)
---------------------------------------------------------------------------------------------------------------------------------

                                              U.S. Core Equity 2 Portfolio
                                      -----------------------------------------------------------
                                         Year        Year        Year        Year        Year
                                        Ended       Ended       Ended       Ended       Ended
                                       Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
                                         2013        2012        2011        2010        2009
-------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period. $    11.99  $    10.61  $    10.06  $     8.39  $     7.73
                                      ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)....       0.24        0.20        0.16        0.14        0.14
 Net Gains (Losses) on Securities
  (Realized and Unrealized)..........       3.73        1.36        0.54        1.64        0.66
                                      ----------  ----------  ----------  ----------  ----------
   Total from Investment
    Operations.......................       3.97        1.56        0.70        1.78        0.80
-------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income...............      (0.24)      (0.18)      (0.15)      (0.11)      (0.14)
 Net Realized Gains..................      (0.10)         --          --          --          --
                                      ----------  ----------  ----------  ----------  ----------
   Total Distributions...............      (0.34)      (0.18)      (0.15)      (0.11)      (0.14)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period....... $    15.62  $    11.99  $    10.61  $    10.06  $     8.39
===================================== ==========  ==========  ==========  ==========  ==========
Total Return.........................      33.66%      14.81%       6.98%      21.41%      10.66%
-------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)......................... $9,989,564  $6,923,984  $5,819,906  $4,990,367  $3,804,325
Ratio of Expenses to Average Net
 Assets..............................       0.22%       0.22%       0.22%       0.23%       0.24%
Ratio of Net Investment Income to
 Average Net Assets..................       1.74%       1.74%       1.42%       1.47%       1.89%
Portfolio Turnover Rate..............          3%          5%          9%          7%          4%
-------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                                    U.S. Vector Equity Portfolio
                                                             --------------------------------------------------------------
                                                              Six Months       Year        Year        Year        Year
                                                                 Ended        Ended       Ended       Ended       Ended
                                                               April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
                                                                 2014          2013        2012        2011        2010
----------------------------------------------------------------------------------------------------------------------------
                                                              (Unaudited)
Net Asset Value, Beginning of Period........................ $    15.62     $    11.61  $    10.28  $     9.82  $     8.03
                                                             ----------     ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)...........................       0.10           0.20        0.16        0.12        0.10
 Net Gains (Losses) on Securities (Realized and Unrealized).       1.03           4.03        1.32        0.46        1.79
                                                             ----------     ----------  ----------  ----------  ----------
   Total from Investment Operations.........................       1.13           4.23        1.48        0.58        1.89
----------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income......................................      (0.09)         (0.20)      (0.15)      (0.12)      (0.10)
 Net Realized Gains.........................................      (0.22)         (0.02)         --          --          --
                                                             ----------     ----------  ----------  ----------  ----------
   Total Distributions......................................      (0.31)         (0.22)      (0.15)      (0.12)      (0.10)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.............................. $    16.44     $    15.62  $    11.61  $    10.28  $     9.82
===========================================================  ===========    ==========  ==========  ==========  ==========
Total Return................................................       7.31%(D)      36.80%      14.55%       5.86%      23.65%
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)....................... $3,201,393     $2,893,842  $2,009,177  $1,851,895  $1,558,423
Ratio of Expenses to Average Net Assets.....................       0.32%(E)       0.32%       0.32%       0.33%       0.33%
Ratio of Expenses to Average Net Assets (Excluding Waivers
 and Assumptions of Expenses and/or Recovery of Previously
 Waived Fees)...............................................       0.32%(E)       0.32%       0.32%       0.33%       0.33%
Ratio of Net Investment Income to Average Net Assets........       1.25%(E)       1.50%       1.45%       1.11%       1.13%
Portfolio Turnover Rate.....................................          2%(D)          3%          9%         10%         11%
----------------------------------------------------------------------------------------------------------------------------

                                                             -----------
                                                                Year
                                                               Ended
                                                              Oct. 31,
                                                                2009
------------------------------------------------------------------------

Net Asset Value, Beginning of Period........................ $     7.48
                                                             ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)...........................       0.11
 Net Gains (Losses) on Securities (Realized and Unrealized).       0.57
                                                             ----------
   Total from Investment Operations.........................       0.68
------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income......................................      (0.13)
 Net Realized Gains.........................................         --
                                                             ----------
   Total Distributions......................................      (0.13)
------------------------------------------------------------------------
Net Asset Value, End of Period.............................. $     8.03
===========================================================  ==========
Total Return................................................       9.47%
------------------------------------------------------------------------
Net Assets, End of Period (thousands)....................... $1,178,114
Ratio of Expenses to Average Net Assets.....................       0.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers
 and Assumptions of Expenses and/or Recovery of Previously
 Waived Fees)...............................................       0.35%
Ratio of Net Investment Income to Average Net Assets........       1.60%
Portfolio Turnover Rate.....................................         11%
------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                             U.S. Small Cap Portfolio
                                   -------------------------------------------------------------------------    --------------
                                    Six Months       Year        Year        Year        Year         Year       Six Months
                                       Ended        Ended       Ended       Ended       Ended        Ended          Ended
                                     April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,     Oct. 31,      April 30,
                                       2014          2013        2012        2011        2010         2009          2014
-------------------------------------------------------------------------------------------------------------------------------
                                    (Unaudited)                                                                  (Unaudited)
Net Asset Value, Beginning of
 Period........................... $    30.03     $    23.11  $    20.55  $    19.06  $    14.89  $    13.35    $    19.64
                                   ----------     ----------  ----------  ----------  ----------  ----------    ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).       0.13           0.35        0.25        0.18        0.13        0.06          0.07
 Net Gains (Losses) on Securities
  (Realized and Unrealized).......       1.20           8.13        2.53        1.49        4.17        1.65          0.78
                                   ----------     ----------  ----------  ----------  ----------  ----------    ----------
   Total from Investment
    Operations....................       1.33           8.48        2.78        1.67        4.30        1.71          0.85
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income............      (0.11)         (0.36)      (0.22)      (0.18)      (0.13)      (0.17)        (0.06)
 Net Realized Gains...............      (0.94)         (1.20)         --          --          --          --         (0.90)
                                   ----------     ----------  ----------  ----------  ----------  ----------    ----------
   Total Distributions............      (1.05)         (1.56)      (0.22)      (0.18)      (0.13)      (0.17)        (0.96)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.... $    30.31     $    30.03  $    23.11  $    20.55  $    19.06  $    14.89    $    19.53
================================== ===========    ==========  ==========  ==========  ==========  ==========    ===========
Total Return......................       4.54%(D)      39.03%      13.61%       8.76%      28.99%      13.08%         4.46%(D)
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)...................... $8,391,412     $7,446,827  $4,563,345  $3,770,323  $3,391,457  $2,522,001    $4,803,585
Ratio of Expenses to Average Net
 Assets...........................       0.37%(E)       0.37%       0.37%       0.37%       0.37%       0.40%**       0.52%(E)
Ratio of Net Investment Income to
 Average Net Assets...............       0.88%(E)       1.33%       1.14%       0.84%       0.76%       0.50%         0.69%(E)
Portfolio Turnover Rate...........          4%(D)         10%         16%         23%         19%         17%*           6%(D)
-------------------------------------------------------------------------------------------------------------------------------

                                               U.S. Micro Cap Portfolio
                                   -----------------------------------------------------------
                                      Year        Year        Year        Year         Year
                                     Ended       Ended       Ended       Ended        Ended
                                    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,     Oct. 31,
                                      2013        2012        2011        2010         2009
------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of
 Period........................... $    14.84  $    13.24  $    12.25  $     9.57  $     9.19
                                   ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).       0.19        0.14        0.09        0.06        0.03
 Net Gains (Losses) on Securities
  (Realized and Unrealized).......       5.57        1.59        0.99        2.68        0.54
                                   ----------  ----------  ----------  ----------  ----------
   Total from Investment
    Operations....................       5.76        1.73        1.08        2.74        0.57
------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income............      (0.20)      (0.13)      (0.09)      (0.06)      (0.19)
 Net Realized Gains...............      (0.76)         --          --          --          --
                                   ----------  ----------  ----------  ----------  ----------
   Total Distributions............      (0.96)      (0.13)      (0.09)      (0.06)      (0.19)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.... $    19.64  $    14.84  $    13.24  $    12.25  $     9.57
================================== ==========  ==========  ==========  ==========  ==========
Total Return......................      41.34%      13.13%       8.85%      28.77%       6.61%
------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)...................... $4,695,831  $3,437,958  $3,257,719  $3,178,286  $2,818,365
Ratio of Expenses to Average Net
 Assets...........................       0.52%       0.52%       0.52%       0.52%       0.54%**
Ratio of Net Investment Income to
 Average Net Assets...............       1.16%       0.99%       0.69%       0.58%       0.38%
Portfolio Turnover Rate...........         11%         15%         14%          9%         12%*
------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.
* For the period February 28, 2009 through October 31, 2009. Effective February 28, 2009, the Portfolios invest directly in securities rather than through the Series.
**Represents the combined ratios for the respective portfolio and, for the period November 1, 2008 through February 27, 2009, its respective pro-rata share of its Master Fund Series.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)


                                                        DFA Real Estate Securities Portfolio
                                     -------------------------------------------------------------------------  --------------
                                      Six Months       Year        Year        Year        Year        Year      Six Months
                                         Ended        Ended       Ended       Ended       Ended       Ended         Ended
                                       April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,     April 30,
                                         2014          2013        2012        2011        2010        2009         2014
-------------------------------------------------------------------------------------------------------------------------------
                                      (Unaudited)                                                                (Unaudited)
Net Asset Value, Beginning of
 Period............................. $    27.77     $    25.83  $    23.25  $    21.24  $    15.29  $    16.16  $    22.20
                                     ----------     ----------  ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)..       0.54           0.67        0.57        0.40        0.58        0.58        0.44
  Net Gains (Losses) on Securities
   (Realized and Unrealized)........       1.74           1.95        2.74        1.93        5.92       (0.62)       0.65
                                     ----------     ----------  ----------  ----------  ----------  ----------  ----------
   Total from Investment
    Operations......................       2.28           2.62        3.31        2.33        6.50       (0.04)       1.09
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.............      (0.55)         (0.68)      (0.73)      (0.32)      (0.55)      (0.83)      (0.30)
                                     ----------     ----------  ----------  ----------  ----------  ----------  ----------
   Total Distributions..............      (0.55)         (0.68)      (0.73)      (0.32)      (0.55)      (0.83)      (0.30)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period...... $    29.50     $    27.77  $    25.83  $    23.25  $    21.24  $    15.29  $    22.99
==================================== ===========    ==========  ==========  ==========  ==========  ==========  ===========
Total Return........................       8.49%(D)      10.28%      14.45%      11.09%      43.21%       0.98%       4.97%(D)
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)........................ $5,544,970     $4,677,418  $3,716,389  $3,098,647  $2,689,552  $2,018,559  $3,047,190
Ratio of Expenses to Average Net
 Assets.............................       0.18%(E)       0.18%       0.22%       0.32%       0.33%       0.36%       0.28%(E)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumption of Expenses and/or
 Recovery of Previously Waived Fees
 and Fees Paid Indirectly)..........       0.19%(E)       0.19%       0.23%       0.32%       0.33%       0.36%       0.28%(E)
Ratio of Net Investment Income to
 Average Net Assets.................       3.96%(E)       2.42%       2.29%       1.76%       3.13%       4.54%       4.00%(E)
Portfolio Turnover Rate.............          0%(D)          1%          0%          3%          2%          2%          3%(D)
-------------------------------------------------------------------------------------------------------------------------------

                                            Large Cap International Portfolio
                                     ------------------------------------------------------------
                                        Year        Year         Year        Year        Year
                                       Ended       Ended        Ended       Ended       Ended
                                      Oct. 31,    Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,
                                        2013        2012         2011        2010        2009
-------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of
 Period............................. $    18.33  $    17.91  $    19.42   $    18.02  $    14.81
                                     ----------  ----------  ----------   ----------  ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)..       0.58        0.60        0.63         0.48        0.48
  Net Gains (Losses) on Securities
   (Realized and Unrealized)........       3.90        0.40       (1.53)        1.43        3.16
                                     ----------  ----------  ----------   ----------  ----------
   Total from Investment
    Operations......................       4.48        1.00       (0.90)        1.91        3.64
-------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.............      (0.61)      (0.58)      (0.61)       (0.51)      (0.43)
                                     ----------  ----------  ----------   ----------  ----------
   Total Distributions..............      (0.61)      (0.58)      (0.61)       (0.51)      (0.43)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period...... $    22.20  $    18.33  $    17.91   $    19.42  $    18.02
==================================== ==========  ==========  ==========   ==========  ==========
Total Return........................      24.85%       5.89%      (4.86)%      10.99%      25.20%
-------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)........................ $2,755,114  $2,055,759  $1,704,149   $1,616,686  $1,364,351
Ratio of Expenses to Average Net
 Assets.............................       0.29%       0.30%       0.30%        0.30%       0.32%
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumption of Expenses and/or
 Recovery of Previously Waived Fees
 and Fees Paid Indirectly)..........       0.29%       0.30%       0.30%        0.30%       0.32%
Ratio of Net Investment Income to
 Average Net Assets.................       2.90%       3.38%       3.19%        2.65%       3.14%
Portfolio Turnover Rate.............          5%          4%          3%           7%         12%
-------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                                 International Core Equity Portfolio
                                                             ----------------------------------------------------------------
                                                               Six Months       Year        Year         Year        Year
                                                                  Ended        Ended       Ended        Ended       Ended
                                                                April 30,     Oct. 31,    Oct. 31,     Oct. 31,    Oct. 31,
                                                                  2014          2013        2012         2011        2010
------------------------------------------------------------------------------------------------------------------------------
                                                               (Unaudited)
Net Asset Value, Beginning of Period........................ $     12.57     $    10.10  $     9.89  $    10.78   $     9.79
                                                             -----------     ----------  ----------  ----------   ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)...........................        0.22           0.31        0.31        0.33         0.23
 Net Gains (Losses) on Securities (Realized and Unrealized).        0.52           2.47        0.20       (0.89)        0.96
                                                             -----------     ----------  ----------  ----------   ----------
   Total from Investment Operations.........................        0.74           2.78        0.51       (0.56)        1.19
------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income......................................       (0.14)         (0.31)      (0.30)      (0.33)       (0.20)
                                                             -----------     ----------  ----------  ----------   ----------
   Total Distributions......................................       (0.14)         (0.31)      (0.30)      (0.33)       (0.20)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.............................. $     13.17     $    12.57  $    10.10  $     9.89   $    10.78
===========================================================  ===========     ==========  ==========  ==========   ==========
Total Return................................................        5.97%(D)      27.98%       5.49%      (5.49)%      12.48%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)....................... $11,462,175     $9,508,466  $6,482,738  $5,395,884   $4,866,989
Ratio of Expenses to Average Net Assets.....................        0.38%(E)       0.39%       0.40%       0.40%        0.40%
Ratio of Expenses to Average Net Assets (Excluding Waivers
 and Assumption of Expenses and/or Recovery of Previously
 Waived Fees and Fees Paid Indirectly)......................        0.38%(E)       0.39%       0.40%       0.40%        0.40%
Ratio of Net Investment Income to Average Net Assets........        3.47%(E)       2.80%       3.18%       2.96%        2.31%
Portfolio Turnover Rate.....................................           4%(D)          3%          5%          3%           2%
------------------------------------------------------------------------------------------------------------------------------

                                                             -----------
                                                                Year
                                                               Ended
                                                              Oct. 31,
                                                                2009
------------------------------------------------------------------------

Net Asset Value, Beginning of Period........................ $     7.46
                                                             ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)...........................       0.23
 Net Gains (Losses) on Securities (Realized and Unrealized).       2.32
                                                             ----------
   Total from Investment Operations.........................       2.55
------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income......................................      (0.22)
                                                             ----------
   Total Distributions......................................      (0.22)
------------------------------------------------------------------------
Net Asset Value, End of Period.............................. $     9.79
===========================================================  ==========
Total Return................................................      34.81%
------------------------------------------------------------------------
Net Assets, End of Period (thousands)....................... $3,699,842
Ratio of Expenses to Average Net Assets.....................       0.41%
Ratio of Expenses to Average Net Assets (Excluding Waivers
 and Assumption of Expenses and/or Recovery of Previously
 Waived Fees and Fees Paid Indirectly)......................       0.41%
Ratio of Net Investment Income to Average Net Assets........       2.84%
Portfolio Turnover Rate.....................................          5%
------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)


                                                        International Small Company Portfolio
                                     --------------------------------------------------------------------------  --------------
                                      Six Months       Year        Year         Year        Year        Year      Six Months
                                         Ended        Ended       Ended        Ended       Ended       Ended         Ended
                                       April 30,     Oct. 31,    Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,     April 30,
                                         2014          2013        2012         2011        2010        2009         2014
--------------------------------------------------------------------------------------------------------------------------------
                                      (Unaudited)                                                                 (Unaudited)
Net Asset Value, Beginning of
 Period............................. $    19.40     $    15.28  $    15.21  $    16.14   $    13.99  $    10.07   $  19.33
                                     ----------     ----------  ----------  ----------   ----------  ----------   --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)..       0.20           0.42        0.38        0.40         0.28        0.28       0.15
  Net Gains (Losses) on Securities
   (Realized and Unrealized)........       1.20           4.16        0.39       (0.83)        2.13        3.91      (0.64)
                                     ----------     ----------  ----------  ----------   ----------  ----------   --------
   Total from Investment
    Operations......................       1.40           4.58        0.77       (0.43)        2.41        4.19      (0.49)
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.............      (0.23)         (0.37)      (0.42)      (0.50)       (0.26)      (0.27)     (0.55)
  Net Realized Gains................      (0.54)         (0.09)      (0.28)         --           --          --         --
                                     ----------     ----------  ----------  ----------   ----------  ----------   --------
   Total Distributions..............      (0.77)         (0.46)      (0.70)      (0.50)       (0.26)      (0.27)     (0.55)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period...... $    20.03     $    19.40  $    15.28  $    15.21   $    16.14  $    13.99   $  18.29
===================================  ===========    ==========  ==========  ==========   ==========  ==========  ===========
Total Return........................       7.61%(D)      30.66%       5.63%      (2.92)%      17.61%      42.34%     (2.58)%(D)
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)........................ $9,220,830     $8,520,717  $6,423,160  $5,834,015   $5,511,594  $4,269,864   $379,944
Ratio of Expenses to Average Net
 Assets (B).........................       0.53%(E)       0.54%       0.56%       0.55%        0.56%       0.57%      0.55%(E)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumptions of Expenses and/or
 Recovery of Previously Waived
 Fees) (B)..........................       0.53%(E)       0.54%       0.56%       0.55%        0.56%       0.57%      0.55%(E)
Ratio of Net Investment Income to
 Average Net Assets.................       2.04%(E)       2.47%       2.58%       2.37%        1.94%       2.48%      1.63%(E)
--------------------------------------------------------------------------------------------------------------------------------

                                       Japanese Small Company Portfolio
                                     -------------------------------------------------
                                       Year      Year      Year      Year      Year
                                      Ended     Ended     Ended     Ended     Ended
                                     Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,
                                       2013      2012      2011      2010      2009
--------------------------------------------------------------------------------------

Net Asset Value, Beginning of
 Period............................. $  14.99  $  15.24  $  14.13  $  14.32  $  11.97
                                     --------  --------  --------  --------  --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)..     0.26      0.29      0.27      0.22      0.22
  Net Gains (Losses) on Securities
   (Realized and Unrealized)........     4.21     (0.26)     1.08     (0.18)     2.39
                                     --------  --------  --------  --------  --------
   Total from Investment
    Operations......................     4.47      0.03      1.35      0.04      2.61
--------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.............    (0.13)    (0.28)    (0.24)    (0.23)    (0.26)
  Net Realized Gains................       --        --        --        --        --
                                     --------  --------  --------  --------  --------
   Total Distributions..............    (0.13)    (0.28)    (0.24)    (0.23)    (0.26)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period...... $  19.33  $  14.99  $  15.24  $  14.13  $  14.32
===================================  ========  ========  ========  ========  ========
Total Return........................    30.06%     0.20%     9.57%     0.33%    22.08%
--------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)........................ $414,132  $293,968  $163,120  $114,933  $114,058
Ratio of Expenses to Average Net
 Assets (B).........................     0.56%     0.57%     0.56%     0.57%     0.59%
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumptions of Expenses and/or
 Recovery of Previously Waived
 Fees) (B)..........................     0.56%     0.57%     0.56%     0.57%     0.59%
Ratio of Net Investment Income to
 Average Net Assets.................     1.51%     1.88%     1.74%     1.52%     1.68%
--------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                    Asia Pacific Small Company Portfolio
                                                      ----------------------------------------------------------------
                                                       Six Months      Year      Year       Year      Year      Year
                                                          Ended       Ended     Ended      Ended     Ended     Ended
                                                        April 30,    Oct. 31,  Oct. 31,   Oct. 31,  Oct. 31,  Oct. 31,
                                                          2014         2013      2012       2011      2010      2009
------------------------------------------------------------------------------------------------------------------------
                                                       (Unaudited)
Net Asset Value, Beginning of Period.................  $  24.82      $  23.22  $  23.04  $  25.64   $  20.59  $  11.67
                                                       --------      --------  --------  --------   --------  --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...................      0.34          1.01      0.87      0.85       0.69      0.50
  Net Gains (Losses) on Securities (Realized and
   Unrealized).......................................     (0.41)         1.37      0.58     (2.16)      4.99      8.95
                                                       --------      --------  --------  --------   --------
   Total from Investment Operations..................     (0.07)         2.38      1.45     (1.31)      5.68      9.45
------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income..............................     (0.96)        (0.78)    (1.27)    (1.29)     (0.63)    (0.53)
  Net Realized Gains.................................        --            --        --        --         --        --
                                                       --------      --------  --------  --------   --------  --------
   Total Distributions...............................     (0.96)        (0.78)    (1.27)    (1.29)     (0.63)    (0.53)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......................  $  23.79      $  24.82  $  23.22  $  23.04   $  25.64  $  20.59
===================================================== ===========    ========  ========  ========   ========  ========
Total Return.........................................     (0.01)%(D)    10.46%     7.09%    (5.59)%    28.36%    84.11%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)................  $396,973      $331,166  $238,191  $139,262   $131,511  $101,853
Ratio of Expenses to Average Net Assets (B)..........      0.55%(E)      0.57%     0.59%     0.60%      0.63%     0.65%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers and Assumptions of Expenses and/or
 Recovery of Previously Waived Fees) (B).............      0.55%(E)      0.57%     0.59%     0.60%      0.61%     0.65%
Ratio of Net Investment Income to Average Net Assets.      2.93%(E)      4.26%     3.91%     3.34%      3.14%     3.53%
------------------------------------------------------------------------------------------------------------------------

                                                                United Kingdom Small Company Portfolio
                                                      ----------------------------------------------------------
                                                      Six Months      Year     Year     Year      Year     Year
                                                         Ended       Ended    Ended    Ended     Ended    Ended
                                                       April 30,    Oct. 31, Oct. 31, Oct. 31,  Oct. 31, Oct. 31,
                                                         2014         2013     2012     2011      2010     2009
-----------------------------------------------------------------------------------------------------------------
                                                      (Unaudited)
Net Asset Value, Beginning of Period.................   $ 36.96     $ 27.81  $ 23.44  $ 24.24   $ 19.83  $ 14.27
                                                        -------     -------  -------  -------   -------  -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...................      0.45        0.88     0.69     0.82      0.50     0.55
  Net Gains (Losses) on Securities (Realized and
   Unrealized).......................................      2.90        9.17     4.47    (0.85)     4.41     5.44
                                                        -------     -------  -------  -------   -------  -------
   Total from Investment Operations..................      3.35       10.05     5.16    (0.03)     4.91     5.99
-----------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income..............................     (0.51)      (0.90)   (0.79)   (0.77)    (0.50)   (0.43)
  Net Realized Gains.................................     (0.41)         --       --       --        --       --
                                                        -------     -------  -------  -------   -------  -------
   Total Distributions...............................     (0.92)      (0.90)   (0.79)   (0.77)    (0.50)   (0.43)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......................   $ 39.39     $ 36.96  $ 27.81  $ 23.44   $ 24.24  $ 19.83
===================================================== ===========   ======== ======== ========  ======== ========
Total Return.........................................      9.27%(D)   36.81%   22.82%   (0.28)%   25.37%   42.81%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)................   $39,154     $37,096  $31,316  $33,869   $33,751  $27,863
Ratio of Expenses to Average Net Assets (B)..........      0.59%(E)    0.59%    0.60%    0.60%     0.60%    0.61%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers and Assumptions of Expenses and/or
 Recovery of Previously Waived Fees) (B).............      0.61%(E)    0.63%    0.63%    0.62%     0.64%    0.70%
Ratio of Net Investment Income to Average Net Assets.      2.36%(E)    2.79%    2.83%    3.26%     2.39%    3.62%
-----------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)


                                                             Continental Small Company Portfolio
                                      -----------------------------------------------------------------------------
                                        Six Months         Year         Year         Year         Year         Year
                                           Ended          Ended        Ended        Ended        Ended        Ended
                                         April 30,       Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,
                                           2014            2013         2012         2011         2010         2009
------------------------------------------------------------------------------------------------------------------------
                                        (Unaudited)
Net Asset Value, Beginning of Period.  $  20.26        $  14.51     $  14.66     $  16.93     $  15.02     $  10.73
                                       --------        --------     --------     --------     --------     --------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)....      0.18            0.37         0.39         0.39         0.27         0.28
 Net Gains (Losses) on Securities
  (Realized and Unrealized)..........      2.78            5.78        (0.17)       (2.20)        1.89         4.29
                                       --------        --------     --------     --------     --------     --------
   Total from Investment
    Operations.......................      2.96            6.15         0.22        (1.81)        2.16         4.57
------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income...............     (0.04)          (0.40)       (0.37)       (0.46)       (0.25)       (0.28)
                                       --------        --------     --------     --------     --------     --------
   Total Distributions...............     (0.04)          (0.40)       (0.37)       (0.46)       (0.25)       (0.28)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......  $  23.18        $  20.26     $  14.51     $  14.66     $  16.93     $  15.02
===================================== ===========      ========     ========     ========     ========     ========
Total Return.........................     14.65%(D)       42.99%        1.85%      (11.09)%      14.85%       43.12%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands).........................  $194,235        $170,806     $106,316     $117,452     $128,106     $110,926
Ratio of Expenses to Average Net
 Assets..............................      0.56%(B)(E)     0.58%(B)     0.59%(B)     0.58%(B)     0.59%(B)     0.62%(B)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumption of Expenses and/or
 Recovery of Previously Waived Fees
 and Fees Paid Indirectly)...........      0.56%(B)(E)     0.58%(B)     0.59%(B)     0.58%(B)     0.59%(B)     0.61%(B)
Ratio of Net Investment Income to
 Average Net Assets..................      1.68%(E)        2.16%        2.78%        2.25%        1.78%        2.39%
Portfolio Turnover Rate..............       N/A             N/A          N/A          N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------

                                                DFA International Real Estate Securities Portfolio
                                      ----------------------------------------------------------------------
                                       Six Months       Year        Year         Year       Year      Year
                                          Ended        Ended       Ended        Ended      Ended     Ended
                                        April 30,     Oct. 31,    Oct. 31,     Oct. 31,   Oct. 31,  Oct. 31,
                                          2014          2013        2012         2011       2010      2009
-------------------------------------------------------------------------------------------------------------
                                       (Unaudited)
Net Asset Value, Beginning of Period. $     5.48     $     5.67  $     4.90  $     5.58   $   5.24  $   4.18
                                      ----------     ----------  ----------  ----------   --------  --------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)....       0.09           0.22        0.27        0.30       0.31      0.26
 Net Gains (Losses) on Securities
  (Realized and Unrealized)..........       0.12           0.25        0.75       (0.33)      0.58      0.91
                                      ----------     ----------  ----------  ----------   --------  --------
   Total from Investment
    Operations.......................       0.21           0.47        1.02       (0.03)      0.89      1.17
-------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income...............      (0.26)         (0.66)      (0.25)      (0.65)     (0.55)    (0.11)
                                      ----------     ----------  ----------  ----------   --------  --------
   Total Distributions...............      (0.26)         (0.66)      (0.25)      (0.65)     (0.55)    (0.11)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period....... $     5.43     $     5.48  $     5.67  $     4.90   $   5.58  $   5.24
===================================== ===========    ==========  ==========  ==========   ========  ========
Total Return.........................       4.37%(D)       9.24%      22.34%      (0.43)%    18.96%    29.25%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)......................... $2,572,390     $2,158,977  $1,531,708  $1,060,156   $958,554  $742,329
Ratio of Expenses to Average Net
 Assets..............................       0.38%(E)       0.39%       0.41%       0.42%      0.41%     0.43%
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumption of Expenses and/or
 Recovery of Previously Waived Fees
 and Fees Paid Indirectly)...........       0.38%(E)       0.39%       0.41%       0.42%      0.41%     0.43%
Ratio of Net Investment Income to
 Average Net Assets..................       3.68%(E)       4.07%       5.45%       5.73%      6.42%     6.40%
Portfolio Turnover Rate..............          1%(D)          5%          3%          7%         6%        5%
-------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)


                                                     DFA Global Real Estate Securities Portfolio
                                ----------------------------------------------------------------------------------
                                   Six Months          Year           Year          Year         Year         Year
                                      Ended           Ended          Ended         Ended        Ended        Ended
                                    April 30,        Oct. 31,       Oct. 31,      Oct. 31,     Oct. 31,     Oct. 31,
                                      2014             2013           2012          2011         2010         2009
-----------------------------------------------------------------------------------------------------------------------
                                   (Unaudited)
Net Asset Value, Beginning of
 Period........................ $     9.59        $     9.33     $     8.21     $   8.28     $   6.75     $   6.04
                                ----------        ----------     ----------     --------     --------     --------
Income from Investment
 Operations
----------------------
 Net Investment Income
  (Loss) (A)...................       0.27              0.49           0.29         0.41         0.40         0.19
 Net Gains (Losses) on
  Securities (Realized and
  Unrealized)..................       0.33              0.37           1.07         0.06         1.60         0.62
                                ----------        ----------     ----------     --------     --------
   Total from Investment
    Operations.................       0.60              0.86           1.36         0.47         2.00         0.81
-----------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.........      (0.32)            (0.60)         (0.24)       (0.54)       (0.47)       (0.10)
 Net Realized Gains............         --                --             --           --           --           --
                                ----------        ----------     ----------     --------     --------     --------
   Total Distributions.........      (0.32)            (0.60)         (0.24)       (0.54)       (0.47)       (0.10)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period........................ $     9.87        $     9.59     $     9.33     $   8.21     $   8.28     $   6.75
=============================== ===========       ==========     ==========     ========     ========     ========
Total Return...................       6.76%(D)          9.74%         17.33%        6.17%       31.38%       13.81%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)................... $2,557,817        $2,082,707     $1,315,547     $869,348     $695,461     $432,502
Ratio of Expenses to Average
 Net Assets....................       0.32%(B)(E)       0.32%(B)       0.34%(B)     0.41%(B)     0.41%(B)     0.47%(B)
Ratio of Expenses to Average
 Net Assets (Excluding Waivers
 and Assumption of Expenses
 and/or Recovery of Previously
 Waived Fees and Fees Paid
 Indirectly)...................       0.55%(B)(E)       0.55%(B)       0.60%(B)     0.73%(B)     0.73%(B)     0.79%(B)
Ratio of Net Investment Income
 to Average Net Assets.........       5.98%(E)          5.18%          3.38%        5.01%        5.59%        3.40%
Portfolio Turnover Rate........        N/A               N/A            N/A          N/A          N/A          N/A
-----------------------------------------------------------------------------------------------------------------------

                                                 DFA International Small Cap Value Portfolio
                                ----------------------------------------------------------------------------
                                  Six Months        Year        Year         Year        Year        Year
                                     Ended         Ended       Ended        Ended       Ended       Ended
                                   April 30,      Oct. 31,    Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,
                                     2014           2013        2012         2011        2010        2009
-------------------------------------------------------------------------------------------------------------
                                  (Unaudited)
Net Asset Value, Beginning of
 Period........................ $     20.17     $     15.16  $    14.85  $    16.16   $    14.92  $    10.82
                                -----------     -----------  ----------  ----------   ----------  ----------
Income from Investment
 Operations
----------------------
 Net Investment Income
  (Loss) (A)...................        0.18            0.37        0.34        0.34         0.24        0.26
 Net Gains (Losses) on
  Securities (Realized and
  Unrealized)..................        1.65            5.21        0.61       (0.98)        1.22        4.14
                                -----------     -----------  ----------  ----------   ----------  ----------
   Total from Investment
    Operations.................        1.83            5.58        0.95       (0.64)        1.46        4.40
-------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.........       (0.20)          (0.36)      (0.36)      (0.38)       (0.22)      (0.24)
 Net Realized Gains............       (0.30)          (0.21)      (0.28)      (0.29)          --       (0.06)
                                -----------     -----------  ----------  ----------   ----------  ----------
   Total Distributions.........       (0.50)          (0.57)      (0.64)      (0.67)       (0.22)      (0.30)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period........................ $     21.50     $     20.17  $    15.16  $    14.85   $    16.16  $    14.92
=============================== ===========     ===========  ==========  ==========   ==========  ==========
Total Return...................        9.33%(D)       37.79%       6.92%      (4.39)%      10.01%      41.42%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)................... $12,347,592     $11,148,899  $8,266,610  $7,459,144   $7,655,318  $6,859,957
Ratio of Expenses to Average
 Net Assets....................        0.68%(E)        0.69%       0.71%       0.70%        0.70%       0.71%
Ratio of Expenses to Average
 Net Assets (Excluding Waivers
 and Assumption of Expenses
 and/or Recovery of Previously
 Waived Fees and Fees Paid
 Indirectly)...................        0.68%(E)        0.69%       0.71%       0.70%        0.70%       0.71%
Ratio of Net Investment Income
 to Average Net Assets.........        1.75%(E)        2.16%       2.30%       2.05%        1.57%       2.19%
Portfolio Turnover Rate........           4%(D)           9%         18%         16%          18%         22%
-------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)


                                                                   International Vector Equity Portfolio
                                                    ------------------------------------------------------------------

                                                     Six Months       Year       Year       Year      Year      Year
                                                        Ended        Ended      Ended      Ended     Ended     Ended
                                                      April 30,     Oct. 31,   Oct. 31,   Oct. 31,  Oct. 31,  Oct. 31,
                                                        2014          2013       2012       2011      2010      2009
------------------------------------------------------------------------------------------------------------------------
                                                     (Unaudited)
Net Asset Value, Beginning of Period............... $    11.75     $     9.33  $   9.34  $  10.28   $   9.22  $   6.74
                                                    ----------     ----------  --------  --------   --------  --------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)..................       0.17           0.26      0.27      0.29       0.18      0.17
 Net Gains (Losses) on Securities (Realized and
  Unrealized)......................................       0.59           2.44      0.14     (0.87)      1.05      2.46
                                                    ----------     ----------  --------  --------   --------  --------
   Total from Investment Operations................       0.76           2.70      0.41     (0.58)      1.23      2.63
------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.............................      (0.09)         (0.25)    (0.27)    (0.29)     (0.17)    (0.15)
 Net Realized Gains................................      (0.08)         (0.03)    (0.15)    (0.07)        --        --
                                                    ----------     ----------  --------  --------   --------  --------
   Total Distributions.............................      (0.17)         (0.28)    (0.42)    (0.36)     (0.17)    (0.15)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period..................... $    12.34     $    11.75  $   9.33  $   9.34   $  10.28  $   9.22
=================================================== ===========    ==========  ========  ========   ========  ========
Total Return.......................................       6.65%(D)      29.52%     4.90%    (5.99)%    13.62%    39.52%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).............. $1,296,449     $1,090,774  $561,399  $410,580   $363,123  $262,544
Ratio of Expenses to Average Net Assets............       0.50%(E)       0.51%     0.54%     0.54%      0.54%     0.60%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers and Assumption of Expenses and/or
 Recovery of Previously Waived Fees and Fees Paid
 Indirectly).......................................       0.50%(E)       0.51%     0.54%     0.54%      0.53%     0.59%
Ratio of Net Investment Income to Average Net
 Assets............................................       2.83%(E)       2.51%     2.94%     2.73%      1.91%     2.31%
Portfolio Turnover Rate............................          4%(D)          2%        5%       10%         5%        8%
------------------------------------------------------------------------------------------------------------------------

                                                                         World ex U.S. Value Portfolio
                                                    --------------------------------------------------------------
                                                                                                               Period
                                                      Six Months         Year        Year        Year         Aug. 23,
                                                         Ended          Ended       Ended       Ended        2010(a) to
                                                       April 30,       Oct. 31,    Oct. 31,    Oct. 31,       Oct. 31,
                                                         2014            2013        2012        2011           2010
----------------------------------------------------------------------------------------------------------------------------
                                                      (Unaudited)
Net Asset Value, Beginning of Period...............  $  11.93        $   9.94     $  9.96     $ 11.35      $ 10.00
                                                     --------        --------     -------     -------      -------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)..................      0.25            0.29        0.29        0.30         0.02
 Net Gains (Losses) on Securities (Realized and
  Unrealized)......................................      0.20            2.02       (0.05)      (1.35)        1.33
                                                     --------        --------     -------     -------      -------
   Total from Investment Operations................      0.45            2.31        0.24       (1.05)        1.35
----------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.............................     (0.19)          (0.32)      (0.26)      (0.26)          --
 Net Realized Gains................................        --              --          --       (0.08)          --
                                                     --------        --------     -------     -------      -------
   Total Distributions.............................     (0.19)          (0.32)      (0.26)      (0.34)          --
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.....................  $  12.19        $  11.93     $  9.94     $  9.96      $ 11.35
=================================================== ===========      ========     ========    ========    ==========
Total Return.......................................      3.85%(D)       23.61%       2.70%      (9.59)%      13.50%(D)
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)..............  $119,072        $117,587     $57,197     $47,165      $29,616
Ratio of Expenses to Average Net Assets............      0.60%(B)(E)     0.60%(B)    0.60%(B)    0.60%(B)     0.90%(B)(C)(E)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers and Assumption of Expenses and/or
 Recovery of Previously Waived Fees and Fees Paid
 Indirectly).......................................      0.76%(B)(E)     0.76%(B)    0.84%(B)    0.91%(B)     1.37%(B)(C)(E)
Ratio of Net Investment Income to Average Net
 Assets............................................      4.29%(E)        2.61%       2.97%       2.64%        0.76%(C)(E)
Portfolio Turnover Rate............................       N/A             N/A         N/A         N/A          N/A
----------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)


                                                                World ex U.S. Targeted       World ex U.S. Core Equity
                                                                    Value Portfolio                  Portfolio
                                                             ----------------------        -----------------------
                                                                               Period                        Period
                                                             Six Months       Nov. 1,      Six Months       April 9,
                                                                Ended        2012(a) to       Ended        2013(a) to
                                                              April 30,       Oct. 31,      April 30,       Oct. 31,
                                                                2014            2013          2014            2013
--------------------------------------------------------------------------------------------------------------------------
                                                             (Unaudited)                   (Unaudited)
Net Asset Value, Beginning of Period........................  $  12.46      $ 10.00         $  10.77      $  10.00
                                                              --------      -------         --------      --------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)...........................      0.10         0.20             0.10          0.18
 Net Gains (Losses) on Securities (Realized and Unrealized).      0.58         2.46             0.35          0.77
                                                              --------      -------         --------      --------
  Total from Investment Operations..........................      0.68         2.66             0.45          0.95
--------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income......................................     (0.13)       (0.20)           (0.10)        (0.18)
 Net Realized Gains.........................................     (0.15)          --            (0.01)           --
                                                              --------      -------         --------      --------
  Total Distributions.......................................     (0.28)       (0.20)           (0.11)        (0.18)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period..............................  $  12.86      $ 12.46         $  11.11      $  10.77
===========================================================  ===========   ==========      ===========   ==========
Total Return................................................      5.62%(D)    26.90%(D)         4.20%(D)      9.62%(D)
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).......................  $144,157      $96,010         $214,650      $129,720
Ratio of Expenses to Average Net Assets(B)..................      0.70%(E)     0.79%(C)(E)      0.47%(E)      0.47%(C)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers
 and Assumption of Expenses and/or Recovery of Previously
 Waived Fees)(B)............................................      1.18%(E)     1.27%(C)(E)      0.88%(E)      0.97%(C)(E)
Ratio of Net Investment Income to Average Net Assets........      1.58%(E)     1.78%(C)(E)      1.81%(E)      3.12%(C)(E)
--------------------------------------------------------------------------------------------------------------------------

                                                                Selectively Hedged Global Equity
                                                                           Portfolio
                                                             -------------------------------
                                                                                        Period
                                                             Six Months      Year      Nov. 14,
                                                                Ended       Ended     2011(a) to
                                                              April 30,    Oct. 31,    Oct. 31,
                                                                2014         2013        2012
---------------------------------------------------------------------------------------------------
                                                             (Unaudited)
Net Asset Value, Beginning of Period........................  $  13.63     $ 10.87   $ 10.00
                                                              --------     -------   -------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)...........................      0.10        0.24      0.22
 Net Gains (Losses) on Securities (Realized and Unrealized).      0.63        2.65      0.87
                                                              --------     -------   -------
  Total from Investment Operations..........................      0.73        2.89      1.09
---------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income......................................     (0.32)      (0.10)    (0.22)
 Net Realized Gains.........................................     (0.14)      (0.03)       --
                                                              --------     -------   -------
  Total Distributions.......................................     (0.46)      (0.13)    (0.22)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period..............................  $  13.90     $ 13.63   $ 10.87
===========================================================  ===========   ======== ==========
Total Return................................................      5.55%(D)   26.86%    11.11%(D)
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).......................  $110,360     $91,348   $34,950
Ratio of Expenses to Average Net Assets(B)..................      0.40%(E)    0.40%     0.40%(C)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers
 and Assumption of Expenses and/or Recovery of Previously
 Waived Fees)(B)............................................      0.69%(E)    0.72%     1.00%(C)(E)
Ratio of Net Investment Income to Average Net Assets........      1.53%(E)    1.93%     2.13%(C)(E)
---------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)


                                                              Emerging Markets Portfolio
                                     ---------------------------------------------------------------------------  --------------
                                       Six Months       Year        Year         Year        Year        Year      Six Months
                                          Ended        Ended       Ended        Ended       Ended       Ended         Ended
                                        April 30,     Oct. 31,    Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,     April 30,
                                          2014          2013        2012         2011        2010        2009         2014
---------------------------------------------------------------------------------------------------------------------------------
                                       (Unaudited)                                                                 (Unaudited)
Net Asset Value, Beginning of
 Period............................. $    26.97      $    26.06  $    26.68  $    30.90   $    25.23  $    17.05  $    21.10
                                     ----------      ----------  ----------  ----------   ----------  ----------  ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)..       0.17            0.52        0.55        0.61         0.48        0.42        0.15
  Net Gains (Losses) on Securities
   (Realized and Unrealized)........      (0.78)           1.17        0.37       (2.53)        6.07        8.42        0.23
                                     ----------      ----------  ----------  ----------   ----------  ----------  ----------
   Total from Investment
    Operations......................      (0.61)           1.69        0.92       (1.92)        6.55        8.84        0.38
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.............      (0.16)          (0.50)      (0.50)      (0.53)       (0.46)      (0.41)      (0.19)
  Net Realized Gains................      (0.16)          (0.28)      (1.04)      (1.77)       (0.42)      (0.25)      (0.33)
                                     ----------      ----------  ----------  ----------   ----------  ----------  ----------
   Total Distributions..............      (0.32)          (0.78)      (1.54)      (2.30)       (0.88)      (0.66)      (0.52)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period...... $    26.04      $    26.97  $    26.06  $    26.68   $    30.90  $    25.23  $    20.96
===================================  ===========     ==========  ==========  ==========   ==========  ==========  ===========
Total Return........................      (2.27)%(D)       6.58%       4.08%      (6.82)%      26.53%      53.39%       1.89%(D)
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)........................ $3,877,444      $3,655,740  $2,797,177  $2,313,035   $2,372,498  $1,966,288  $4,318,150
Ratio of Expenses to Average Net
 Assets (B).........................       0.56%(E)        0.57%       0.61%       0.61%        0.60%       0.62%       0.72%(E)
Ratio of Net Investment Income to
 Average Net Assets.................       1.38%(E)        1.97%       2.14%       2.07%        1.76%       2.15%       1.45%(E)
---------------------------------------------------------------------------------------------------------------------------------

                                          Emerging Markets Small Cap Portfolio
                                     ------------------------------------------------------------
                                        Year        Year         Year        Year        Year
                                       Ended       Ended        Ended       Ended       Ended
                                      Oct. 31,    Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,
                                        2013        2012         2011        2010        2009
-------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of
 Period............................. $    20.33  $    19.85  $    24.26   $    17.45  $     9.33
                                     ----------  ----------  ----------   ----------  ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)..       0.40        0.40        0.42         0.34        0.26
  Net Gains (Losses) on Securities
   (Realized and Unrealized)........       1.37        0.83       (3.67)        6.79        8.14
                                     ----------  ----------  ----------   ----------  ----------
   Total from Investment
    Operations......................       1.77        1.23       (3.25)        7.13        8.40
-------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.............      (0.39)      (0.35)      (0.40)       (0.32)      (0.28)
  Net Realized Gains................      (0.61)      (0.40)      (0.76)          --          --
                                     ----------  ----------  ----------   ----------  ----------
   Total Distributions..............      (1.00)      (0.75)      (1.16)       (0.32)      (0.28)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period...... $    21.10  $    20.33  $    19.85   $    24.26  $    17.45
===================================  ==========  ==========  ==========   ==========  ==========
Total Return........................       8.92%       6.71%     (14.03)%      41.33%      91.35%
-------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)........................ $4,041,863  $2,907,673  $1,832,745   $1,833,038  $1,133,958
Ratio of Expenses to Average Net
 Assets (B).........................       0.75%       0.82%       0.79%        0.78%       0.80%
Ratio of Net Investment Income to
 Average Net Assets.................       1.91%       2.01%       1.86%        1.70%       2.05%
-------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)


                                                                    Emerging Markets Value Portfolio-Class R2 Shares+
                                                              ------------------------------------------------------------
                                                              Six Months       Year      Year     Year      Year     Year
                                                                 Ended        Ended     Ended    Ended     Ended    Ended
                                                               April 30,     Oct. 31,  Oct. 31, Oct. 31,  Oct. 31, Oct. 31,
                                                                 2014          2013      2012     2011      2010     2009
---------------------------------------------------------------------------------------------------------------------------
                                                              (Unaudited)
Net Asset Value, Beginning of Period.........................   $ 29.27      $  28.21  $ 29.02  $ 36.35   $ 46.84  $ 85.43
                                                                -------      --------  -------  -------   -------  -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................      0.17          0.47     0.50     0.20      0.56     0.56
  Net Gains (Losses) on Securities (Realized and Unrealized).     (1.21)         1.68    (0.45)   (5.45)     9.18    21.36
                                                                -------      --------  -------  -------   -------  -------
   Total from Investment Operations..........................     (1.04)         2.15     0.05    (5.25)     9.74    21.92
---------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................     (0.23)        (0.50)   (0.47)   (0.45)    (7.12)   (6.00)
  Net Realized Gains.........................................     (0.42)        (0.59)   (0.39)   (1.63)   (13.11)  (54.52)
                                                                -------      --------  -------  -------   -------  -------
   Total Distributions.......................................     (0.65)        (1.09)   (0.86)   (2.08)   (20.23)  (60.52)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period...............................   $ 27.58      $  29.27  $ 28.21  $ 29.02   $ 36.35  $ 46.83
============================================================= ===========    ========  ======== ========  ======== ========
Total Return.................................................     (3.57)%(D)     7.75%    0.43%  (15.24)%   29.71%   78.29%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)........................   $99,196      $106,070  $99,111  $78,157   $39,668  $ 5,082
Ratio of Expenses to Average Net Assets (B)..................      0.80%(E)      0.82%    0.86%    0.86%     0.86%    0.90%
Ratio of Net Investment Income to Average Net Assets.........      1.25%(E)      1.65%    1.78%    1.56%     1.39%    1.39%
---------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.
+ At the close of business on December 3, 2010, Class R2 Shares were converted to Class R2A Shares. Effective February 28, 2011, Class R2A Shares were renamed to Class R2 Shares. All per share amounts and net assets values have been adjusted as a result of the conversion. (Note G)

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)


                                                    Emerging Markets Value Portfolio-Institutional Class Shares
                                         --------------------------------------------------------------------------------
                                           Six Months         Year         Year         Year          Year        Year
                                              Ended          Ended        Ended        Ended         Ended       Ended
                                            April 30,       Oct. 31,     Oct. 31,     Oct. 31,      Oct. 31,    Oct. 31,
                                              2014            2013         2012         2011          2010        2009
--------------------------------------------------------------------------------------------------------------------------
                                           (Unaudited)
Net Asset Value, Beginning of Period.... $     29.28      $     28.22  $     29.02  $     36.27   $     28.90  $    19.36
                                         -----------      -----------  -----------  -----------   -----------  ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).......        0.20             0.55         0.57         0.64          0.45        0.38
 Net Gains (Losses) on
   Securities (Realized and Unrealized).       (1.21)            1.67        (0.44)       (5.72)         8.01       12.41
                                         -----------      -----------  -----------  -----------   -----------  ----------
   Total from Investment Operations.....       (1.01)            2.22         0.13        (5.08)         8.46       12.79
--------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income..................       (0.25)           (0.57)       (0.54)       (0.54)        (0.39)      (0.34)
 Net Realized Gains.....................       (0.42)           (0.59)       (0.39)       (1.63)        (0.70)      (2.91)
                                         -----------      -----------  -----------  -----------   -----------  ----------
   Total Distributions..................       (0.67)           (1.16)       (0.93)       (2.17)        (1.09)      (3.25)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......... $     27.60      $     29.28  $     28.22  $     29.02   $     36.27  $    28.90
=======================================  ===========      ===========  ===========  ===========   ===========  ==========
Total Return............................       (3.41)%(D)        8.01%        0.70%      (14.84)%       30.04%      78.59%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)... $18,774,410      $19,162,837  $16,589,619  $13,730,213   $11,542,870  $7,401,266
Ratio of Expenses to Average Net Assets
 (B)....................................        0.55%(E)         0.57%        0.61%        0.61%         0.60%       0.62%
Ratio of Net Investment Income to
 Average Net Assets.....................        1.52%(E)         1.91%        2.03%        1.88%         1.40%       1.76%
--------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)


                                                                                 Emerging Markets Core Equity Portfolio
                                                             ------------------------------------------------------------------
                                                               Six Months         Year        Year         Year        Year
                                                                  Ended          Ended       Ended        Ended       Ended
                                                                April 30,       Oct. 31,    Oct. 31,     Oct. 31,    Oct. 31,
                                                                  2014            2013        2012         2011        2010
--------------------------------------------------------------------------------------------------------------------------------
                                                               (Unaudited)
Net Asset Value, Beginning of Period........................ $     20.09      $     19.00  $    18.73  $    21.31   $    16.49
                                                             -----------      -----------  ----------  ----------   ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)...........................        0.13             0.39        0.41        0.43         0.30
 Net Gains (Losses) on Securities (Realized and Unrealized).       (0.38)            1.07        0.23       (2.65)        4.81
                                                             -----------      -----------  ----------  ----------   ----------
   Total from Investment Operations.........................       (0.25)            1.46        0.64       (2.22)        5.11
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income......................................       (0.12)           (0.37)      (0.37)      (0.36)       (0.29)
                                                             -----------      -----------  ----------  ----------   ----------
   Total Distributions......................................       (0.12)           (0.37)      (0.37)      (0.36)       (0.29)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.............................. $     19.72      $     20.09  $    19.00  $    18.73   $    21.31
===========================================================  ===========      ===========  ==========  ==========   ==========
Total Return................................................       (1.21)%(D)        7.75%       3.55%     (10.59)%      31.30%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)....................... $14,261,288      $13,020,962  $8,594,707  $5,367,473   $4,179,882
Ratio of Expenses to Average Net Assets.....................        0.61%(E)         0.63%       0.68%       0.67%        0.65%
Ratio of Expenses to Average Net Assets (Excluding Waivers
 and Assumption of Expenses and/or Recovery of Previously
 Waived Fees and Fees Paid Indirectly)......................        0.61%(E)         0.63%       0.68%       0.68%        0.65%
Ratio of Net Investment Income to Average Net Assets........        1.35%(E)         1.97%       2.18%       2.04%        1.63%
Portfolio Turnover Rate.....................................           1%(D)            1%          1%          1%           4%
--------------------------------------------------------------------------------------------------------------------------------

                                                             -----------
                                                                Year
                                                               Ended
                                                              Oct. 31,
                                                                2009
------------------------------------------------------------------------

Net Asset Value, Beginning of Period........................ $     9.88
                                                             ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)...........................       0.25
 Net Gains (Losses) on Securities (Realized and Unrealized).       6.56
                                                             ----------
   Total from Investment Operations.........................       6.81
------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income......................................      (0.20)
                                                             ----------
   Total Distributions......................................      (0.20)
------------------------------------------------------------------------
Net Asset Value, End of Period.............................. $    16.49
===========================================================  ==========
Total Return................................................      69.47%
------------------------------------------------------------------------
Net Assets, End of Period (thousands)....................... $2,455,035
Ratio of Expenses to Average Net Assets.....................       0.67%
Ratio of Expenses to Average Net Assets (Excluding Waivers
 and Assumption of Expenses and/or Recovery of Previously
 Waived Fees and Fees Paid Indirectly)......................       0.67%
Ratio of Net Investment Income to Average Net Assets........       2.03%
Portfolio Turnover Rate.....................................          6%
------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


A. Organization:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of seventy-seven operational portfolios, of which thirty (the "Portfolios") are included in this section of the report. The remaining operational portfolios are presented in separate reports.

   Of the Portfolios, seven invest all of their assets in a corresponding series of The DFA Investment Trust Company ("DFAITC") and one invests in the Dimensional Emerging Markets Value Fund ("DEM"). International Small Company Portfolio invests in five portfolios within DFAITC. DFA Global Real Estate Securities Portfolio invests in two portfolios within the Fund and World ex U.S. Value Portfolio invests in three portfolios within the Fund, DFAITC, and DEM. World ex U.S. Targeted Value Portfolio invests in four portfolios within the Fund, DFAITC, and DEM. World ex U.S. Core Equity Portfolio invests in two portfolios within the Fund. Selectively Hedged Global Equity Portfolio invests in three portfolios within the Fund.

                                                                                                 Percentage
                                                                                                  Ownership
Feeder Funds                                 Master Funds                                        at 04/30/14
------------                                 ------------                                        -----------
U.S. Large Cap Value Portfolio               The U.S. Large Cap Value Series                         81%
Japanese Small Company Portfolio             The Japanese Small Company Series                       17%
Asia Pacific Small Company Portfolio         The Asia Pacific Small Company Series                   28%
United Kingdom Small Company Portfolio       The United Kingdom Small Company Series                  2%
Continental Small Company Portfolio          The Continental Small Company Series                     5%
Emerging Markets Portfolio                   The Emerging Markets Series                             99%
Emerging Markets Small Cap Portfolio         The Emerging Markets Small Cap Series                   99%
Emerging Markets Value Portfolio             Dimensional Emerging Markets Value Fund                 99%

Fund of Funds
-------------                                -
International Small Company Portfolio        The Continental Small Company Series                    95%
                                             The Japanese Small Company Series                       83%
                                             The United Kingdom Small Company Series                 98%
                                             The Asia Pacific Small Company Series                   72%
                                             The Canadian Small Company Series                       98%
DFA Global Real Estate Securities Portfolio  DFA Real Estate Securities Portfolio                    28%
                                             DFA International Real Estate Securities Portfolio      40%
World ex U.S. Value Portfolio                Dimensional Emerging Markets Value Fund                  --
                                             DFA International Small Cap Value Portfolio              --
                                             The DFA International Value Series                       1%
World ex U.S. Targeted Value Portfolio       DFA International Small Cap Value Portfolio              1%
                                             Dimensional Emerging Markets Value Fund                  --
                                             International Vector Equity Portfolio                    1%
                                             The Emerging Markets Small Cap Series                    --
World ex U.S. Core Equity Portfolio          International Core Equity Portfolio                      1%
                                             Emerging Markets Core Equity Portfolio                   --
Selectively Hedged Global Equity Portfolio   U.S. Core Equity 2 Portfolio                             --
                                             International Core Equity Portfolio                      --
                                             Emerging Markets Core Equity Portfolio                   --

Amounts designated as -- are less than 1%.

   Each feeder fund and fund of funds (collectively, "Feeder Funds") invests primarily in a corresponding master fund(s) ("Master Fund") as indicated. International Small Company Portfolio, DFA Global Real Estate Securities Portfolio, World ex U.S. Value Portfolio, World ex U.S. Targeted Value Portfolio, World ex U.S. Core Equity Portfolio, and Selectively Hedged Global Equity Portfolio also invest in short-term temporary cash investments. In addition, World ex U.S. Targeted Value Portfolio, World ex U.S. Core Equity Portfolio, and Selectively Hedged Global Equity Portfolio engage in futures and forward currency contracts.

   The financial statements of the Master Funds are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Funds.

   Effective February 28, 2009, Enhanced U.S. Large Company Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio and U.S. Micro Cap Portfolio invest directly in securities rather than through a Master Fund.

   Effective November 1, 2009, Dimensional Emerging Markets Value Fund ("DEM II"), a master fund in a master-feeder structure, elected with the consent of its holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation (S)301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for DEM II is a result of the treatment of a partnership for book purposes. DEM II will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by Enhanced U.S. Large Company Portfolio, U.S. Large Cap Equity Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio and DFA Real Estate Securities Portfolio (the "Domestic Equity Portfolios") and Large Cap International Portfolio, International Core Equity Portfolio, DFA International Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio and Emerging Markets Core Equity Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price at the close of the exchanges on which they are principally traded (official closing price). International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices which approximate fair value. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of Dimensional Fund Advisors LP) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT, the previous day), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Fund have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Debt securities held by Enhanced U.S. Large Company Portfolio, (the "Fixed Income Portfolio"), and International Equity Portfolios, are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These valuations are generally categorized as Level 2 in the hierarchy.

   Listed derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   Shares held by the DFA Global Real Estate Securities Portfolio, World ex U.S. Value Portfolio (except The DFA International Value Series and DEM), World ex U.S. Targeted Value Portfolio (except The Emerging Markets Small Cap Series and DEM), World ex U.S. Core Equity Portfolio and Selectively Hedged Global Equity Portfolio of the Master Funds, which are treated as regulated investment companies, and the shares held by the Portfolios in other investment companies, are valued at their respective daily net asset values as reported by their administrator. The Feeder Funds, International Small Company Portfolio, World ex U.S. Value Portfolio and World ex U.S.

Targeted Value Portfolio's investments in Series of DFAITC or DEM reflect their proportionate interest in the net assets of such corresponding Master Fund. These valuations are classified as Level 1 in the hierarchy.

   Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolios recognize transfers between the levels as of the end of the period. As of April 30, 2014, Emerging Markets Core Equity Portfolio had significant transfers of securities with a total value of $1,029,767 (in thousands) that transferred from Level 2 to Level 1 because fair value procedures were no longer applied. At October 31, 2013, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

   2. Foreign Currency Translation: Securities and other assets and liabilities of the Fixed Income Portfolio, the International Equity Portfolios and Selectively Hedged Global Equity Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Fixed Income Portfolio and Selectively Hedged Global Equity Portfolio also enter into forward currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked-to-market daily based on daily forward exchange rates.

   The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized. However, the Fixed Income Portfolio and Selectively Hedged Global Equity Portfolio do isolate the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios, Fixed Income Portfolio and Selectively Hedged Global Equity Portfolio and the U.S. dollar equivalent amounts actually received or paid.

   3. Deferred Compensation Plan: Each eligible Director/Trustee of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2014, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   Class R1 Shares, Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of a Portfolio. Income, gains and losses, and common expenses of a Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

   U.S. Large Cap Value Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Value Portfolio, World ex U.S. Value Portfolio and World ex U.S. Targeted Value Portfolio each recognize their pro-rata share of net investment income and realized and unrealized gains/losses on a daily basis from their respective Master Fund within DFAITC or DEM, which are treated as partnerships for federal income tax purposes.

   The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Value Portfolio and Emerging Markets Core Equity Portfolio are subject to a 15% tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The capital gains taxes are recognized when the capital gains are earned.

C. Investment Advisor and Administrator:

   The Advisor, Dimensional Fund Advisors LP, provides investment advisory services to all Portfolios. The Advisor receives no additional compensation for the investment advisory services it provides to the Feeder Funds. The Advisor provides administrative services to the Feeder Funds and International Small Company Portfolio, including supervision of services provided by others, providing information to shareholders and the Board, and other administrative services.

   For the six months ended April 30, 2014, the Portfolios' investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

                 Enhanced U.S. Large Company Portfolio*. 0.05%
                 U.S. Large Cap Equity Portfolio........ 0.15%
                 U.S. Targeted Value Portfolio*......... 0.10%
                 U.S. Small Cap Value Portfolio*........ 0.20%
                 U.S. Core Equity 1 Portfolio........... 0.17%
                 U.S. Core Equity 2 Portfolio........... 0.20%
                 U.S. Vector Equity Portfolio........... 0.30%

           U.S. Small Cap Portfolio*.......................... 0.03%
           U.S. Micro Cap Portfolio*.......................... 0.10%
           DFA Real Estate Securities Portfolio............... 0.17%
           Large Cap International Portfolio.................. 0.25%
           International Core Equity Portfolio................ 0.35%
           DFA International Real Estate Securities Portfolio. 0.35%
           DFA Global Real Estate Securities Portfolio........ 0.27%
           DFA International Small Cap Value Portfolio........ 0.65%
           International Vector Equity Portfolio.............. 0.45%
           World ex U.S. Value Portfolio...................... 0.47%
           World ex U.S. Targeted Value Portfolio............. 0.58%
           World ex U.S. Core Equity Portfolio................ 0.40%
           Selectively Hedged Global Equity Portfolio......... 0.30%
           Emerging Markets Core Equity Portfolio............. 0.55%

   For the six months ended April 30, 2014, the Feeder Funds' and the Enhanced U.S. Large Company Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio and U.S. Micro Cap Portfolio's administrative services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

                 Enhanced U.S. Large Company Portfolio*. 0.15%
                 U.S. Large Cap Value Portfolio......... 0.15%
                 U.S. Targeted Value Portfolio*......... 0.25%
                 U.S. Small Cap Value Portfolio*........ 0.30%
                 U.S. Small Cap Portfolio*.............. 0.32%
                 U.S. Micro Cap Portfolio*.............. 0.40%
                 International Small Company Portfolio.. 0.40%
                 Japanese Small Company Portfolio....... 0.40%
                 Asia Pacific Small Company Portfolio... 0.40%
                 United Kingdom Small Company Portfolio. 0.40%
                 Continental Small Company Portfolio.... 0.40%
                 Emerging Markets Portfolio............. 0.40%
                 Emerging Markets Small Cap Portfolio... 0.45%
                 Emerging Markets Value Portfolio....... 0.40%

* Effective February 28, 2009, Enhanced U.S. Large Company Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio and U.S. Micro Cap Portfolio no longer invested substantially all of their assets in their respective Series. Instead, the Portfolios' assets are managed directly in accordance with the Portfolios' investment objectives and strategies, pursuant to an investment advisory agreement between the Fund, on behalf of the Portfolios, and Dimensional, which previously was the manager of the Series' assets. The investment advisory fee paid by the Portfolios are identical to the advisory fee that was charged to the Series. Further, prior to February 28, 2014, the Portfolios and the U.S. Targeted Value Portfolio each were provided administrative services under an administrative agreement. Effective February 28, 2014, the administrative agreement and investment advisory agreement for each of these Portfolios were combined into an investment management agreement that provides for an investment management fee, equal to each Portfolio's previous investment advisory services fee and administrative services fee, payable to the Advisor for both investment advisory services and administrative services.

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees, including administration/advisory fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreement for the Portfolios below will remain in effect through February 28, 2015, and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the six months ended April 30, 2014, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). Previously waived fees subject to future recovery by the Advisor are also reflected below (amounts in thousands).

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



The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

                                                                                       Previously
                                                                       Recovery       Waived Fees/
                                                         Expense    of Previously   Expenses Assumed
                                                        Limitation   Waived Fees/   Subject to Future
Institutional Class Shares                                Amount   Expenses Assumed     Recovery
--------------------------                              ---------- ---------------- -----------------
U.S. Large Cap Equity Portfolio (1)....................    0.19%          --             $    45
U.S. Targeted Value Portfolio (2)......................    0.50%          --                  --
U.S. Core Equity 1 Portfolio (1).......................    0.23%          --                  --
U.S. Core Equity 2 Portfolio (1).......................    0.26%          --                  --
U.S. Vector Equity Portfolio (1).......................    0.36%          --                  --
DFA Real Estate Securities Portfolio (1)...............    0.18%          --               1,009
International Core Equity Portfolio (1)................    0.49%          --                  --
International Small Company Portfolio (3)..............    0.45%          --                  --
Japanese Small Company Portfolio (4)...................    0.47%          --                  --
Asia Pacific Small Company Portfolio (4)...............    0.47%          --                  --
United Kingdom Small Company Portfolio (4).............    0.47%          --                  32
Continental Small Company Portfolio (4)................    0.47%          --                  --
DFA International Real Estate Securities Portfolio (1).    0.65%          --                  --
DFA Global Real Estate Securities Portfolio (5)........    0.32%          --              10,337
International Vector Equity Portfolio (1)..............    0.60%          --                  --
World ex U.S. Value Portfolio (6)......................    0.60%          --                 447
World ex U.S. Targeted Value Portfolio (7).............    0.80%          --                 546
World ex U.S. Core Equity Portfolio (8)................    0.47%          --                 491
Selectively Hedged Global Equity Portfolio (9).........    0.40%          --                 497
Emerging Markets Core Equity Portfolio (1).............    0.85%          --                  --

Class R1 Shares
---------------
U.S. Targeted Value Portfolio (10).....................    0.62%          --                  --

Class R2 Shares
---------------
U.S. Targeted Value Portfolio (10).....................    0.77%          --                  --
Emerging Markets Value Portfolio (11)..................    0.96%          --                  --

   (1) The Advisor has contractually agreed to waive all or a portion of its advisory fee and assume each Portfolio's ordinary operating expenses (excluding the expenses a Portfolio incurs indirectly through investment in other investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a Portfolio are less than the Expense Limitation Amount listed above for such Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount, as listed above.

   (2) The Advisor has contractually agreed to waive its management fee and to assume the Portfolio's expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of shares of the Portfolio to the rate listed above for such class of shares as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of shares of the Portfolio are less than the Expense Limitation Amount listed above for such class of shares, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses for such class of shares to exceed the Expense Limitation Amount, as listed above.

   (3) The Advisor has contractually agreed to waive its administration fee and to assume the other direct expenses of the Portfolio (excluding expenses incurred through its investment in other investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Portfolio, on an annualized basis, to the rate listed above as a percentage of average net assets (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount listed above, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that the amount of such reimbursement will not cause the annualized Portfolio Expenses of the Portfolio to exceed the applicable Expense Limitation Amount, as listed above.

   (4) The Advisor has contractually agreed to waive its administration fee and to assume each Portfolio's other direct expenses to the extent necessary to limit the direct expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). The Fee Waiver Agreement does not include the indirect expenses each Portfolio bears as a shareholder of its Master Fund. At any time that the direct expenses of a Portfolio are less than the Expense Limitation Amount listed above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's direct expenses to exceed the Expense Limitation Amount, as listed above.

   (5) Effective February 28, 2012, the Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount listed above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount, as listed above.

   Prior to February 28, 2012, the Advisor contractually agreed to waive all or a portion of its advisory fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other investment companies managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Portfolio to 0.55% of average net assets on an annualized basis. At any time that the annualized Portfolio Expenses of the Portfolio were less than 0.55% of average net assets on an annualized basis, the Advisor retained the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery did not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount then in effect. The Advisor voluntarily agreed to waive all or a portion of its advisory fee to the extent necessary to limit the total advisory fees paid by the Portfolio to the Advisor directly and indirectly (the proportionate share of the advisory fees paid by the Portfolio through its investment in other funds managed by the Advisor) to 0.35% of the Portfolio's average net assets on an annualized basis.

   (6) The Advisor has contractually agreed to waive up to the full amount of the Portfolio's advisory fee of 0.47% to the extent necessary to offset the proportionate share of the advisory fees paid by the Portfolio through its investment in its Master Funds. In addition, under the Fee Waiver Agreement, the Advisor also has agreed to waive all or a portion of the advisory fee that remains payable by the Portfolio (i.e., the advisory fee remaining after the proportionate share of the Master Funds' advisory services fees have been offset (the "Remaining Management Fee")) to the extent necessary to reduce the Portfolio's ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding any applicable 12b-1 fees) ("Portfolio Expenses") so that such Portfolio Expenses do not exceed the rate listed above as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). The maximum amount that may be waived to limit Portfolio Expenses is the amount of the Remaining Management Fee. Further, at any time that the Portfolio Expenses of the Portfolio are less than the Portfolio's Expense Limitation Amount listed above, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the Portfolio's annualized Portfolio Expenses to exceed the Portfolio's Expense Limitation Amount, as listed above.

   (7) The Advisor has contractually agreed to waive up to the full amount of the Portfolio's advisory fee of 0.58% to the extent necessary to offset the proportionate share of the advisory fees paid by the Portfolio through its investment in its Master Funds. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the advisory fee and to assume the ordinary operating expenses of a class of the Portfolio (including expenses incurred through its investment in other investment companies but excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount, as listed above.

   (8) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume the expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of its Master Funds but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount, as listed above.

   (9) The Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee of 0.30% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master Funds. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the expenses of a class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding any applicable 12b-1 fees) ("Portfolio Expenses") of the Portfolio to the rate listed above as a percentage of average net assets of a class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount for such class of the Portfolio listed above, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount, as listed above.

   (10) The Advisor has contractually agreed to reduce all or a portion of its management fee and to assume the direct and indirect expenses of the Class R1 shares and Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Class R1 shares and Class R2 shares of the Portfolio to the rate listed above for such class of shares as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Class R1 shares or Class R2 shares of the Portfolio are less than the Expense Limitation Amount listed above for such class of shares, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses for such class of shares to exceed the Expense Limitation Amount, as listed above.

   (11) The Advisor has contractually agreed to assume the direct expenses of the Class R2 shares of the Portfolio (excluding management fees and custodian fees, and excluding any applicable 12b-1 fees) to the extent necessary to limit the annualized expenses of the Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the rate listed above as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Class R2 shares of the Portfolio are less than the Expense Limitation Amount listed above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses of the Class R2 shares of the Portfolio to exceed the Expense Limitation Amount, as listed above.

Earned Income Credit:

   In addition, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. During the six months ended April 30, 2014, expenses reduced were as follows (amounts in thousands):

                                                             Fees Paid
                                                             Indirectly
                                                             ----------
         Enhanced U.S. Large Company Portfolio..............    $ 1
         Large Cap International Portfolio..................      3
         International Core Equity Portfolio................     17
         DFA International Real Estate Securities Portfolio.      6
         DFA International Small Cap Value Portfolio........      6
         International Vector Equity Portfolio..............      2
         World ex U.S. Value Portfolio......................     --
         World ex U.S. Targeted Value Portfolio.............     --
         World ex U.S. Core Equity Portfolio................     --
         Emerging Markets Core Equity Portfolio.............     46

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2014, the total related amounts paid by the Fund to the CCO were $130 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

   At April 30, 2014, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

                  Enhanced U.S. Large Company Portfolio.. $  8
                  U.S. Large Cap Equity Portfolio........    1
                  U.S. Large Cap Value Portfolio.........  302
                  U.S. Targeted Value Portfolio..........   87
                  U.S. Small Cap Value Portfolio.........  278
                  U.S. Core Equity 1 Portfolio...........  133
                  U.S. Core Equity 2 Portfolio...........  210
                  U.S. Vector Equity Portfolio...........   64
                  U.S. Small Cap Portfolio...............  147
                  U.S. Micro Cap Portfolio...............  139
                  DFA Real Estate Securities Portfolio...  108
                  Large Cap International Portfolio......   70
                  International Core Equity Portfolio....  196
                  International Small Company Portfolio..  211
                  Japanese Small Company Portfolio.......    8
                  Asia Pacific Small Company Portfolio...    6
                  United Kingdom Small Company Portfolio.    1
                  Continental Small Company Portfolio....    5

            DFA International Real Estate Securities Portfolio. $ 40
            DFA Global Real Estate Securities Portfolio........   29
            DFA International Small Cap Value Portfolio........  311
            International Vector Equity Portfolio..............   16
            World ex U.S. Value Portfolio......................    1
            World ex U.S. Targeted Value Portfolio.............    1
            World ex U.S. Core Equity Portfolio................    1
            Selectively Hedged Global Equity Portfolio.........    1
            Emerging Markets Portfolio.........................   95
            Emerging Markets Small Cap Portfolio...............   71
            Emerging Markets Value Portfolio...................  407
            Emerging Markets Core Equity Portfolio.............  192

E. Purchases and Sales of Securities:

   For the six months ended April 30, 2014, the Portfolios made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

                                                     U.S. Government    Other Investment
                                                        Securities         Securities
                                                    ------------------ -------------------
                                                    Purchases  Sales   Purchases   Sales
                                                    --------- -------- ---------- --------
Enhanced U.S. Large Company Portfolio.............. $108,402  $126,013 $   66,492 $ 65,380
U.S. Large Cap Equity Portfolio....................       --        --     51,836      552
U.S. Targeted Value Portfolio......................       --        --    706,137  232,060
U.S. Small Cap Value Portfolio.....................       --        --  1,151,430  356,199
U.S. Core Equity 1 Portfolio.......................       --        --  1,071,182   75,925
U.S. Core Equity 2 Portfolio.......................       --        --    949,045  137,632
U.S. Vector Equity Portfolio.......................       --        --    190,766   74,918
U.S. Small Cap Portfolio...........................       --        --  1,062,912  312,760
U.S. Micro Cap Portfolio...........................       --        --    298,851  302,714
DFA Real Estate Securities Portfolio...............       --        --    543,502    3,814
Large Cap International Portfolio..................       --        --    256,748   75,708
International Core Equity Portfolio................       --        --  1,901,094  419,284
DFA International Real Estate Securities Portfolio.       --        --    345,430   21,832
DFA International Small Cap Value Portfolio........       --        --    738,880  515,899
International Vector Equity Portfolio..............       --        --    189,491   46,097
Emerging Markets Core Equity Portfolio.............       --        --  1,570,823  171,943

   For the six months ended April 30, 2014, the Fund of Funds made the following purchases and sales of Affiliated Investment Companies (amounts in thousands):

                                              DFA Global Real Estate Securities Portfolio
                                   -----------------------------------------------------------------
                                   Balance at Balance at                   Dividend Distributions of
Affiliated Investment Companies    10/31/2013 4/30/2014  Purchases  Sales   Income   Realized Gains
-------------------------------    ---------- ---------- --------- ------- -------- ----------------
DFA Real Estate Securities
  Portfolio....................... $1,235,206 $1,543,293 $227,454  $14,000 $25,503          --
DFA International Real Estate
  Securities Portfolio............    842,644  1,010,087  162,445       --  41,160          --

                                                     World ex U.S. Value Portfolio
                                   -----------------------------------------------------------------
                                   Balance at Balance at                   Dividend Distributions of
Affiliated Investment Companies    10/31/2013 4/30/2014  Purchases  Sales   Income   Realized Gains
-------------------------------    ---------- ---------- --------- ------- -------- ----------------
DFA International Small Cap Value
  Portfolio....................... $   10,626 $   10,582 $    342  $ 1,047 $   105        $157

                                                  World ex U.S. Targeted Value Portfolio
                                     ----------------------------------------------------------------
                                     Balance at Balance at                  Dividend Distributions of
Affiliated Investment Companies      10/31/2013 4/30/2014  Purchases Sales   Income   Realized Gains
-------------------------------      ---------- ---------- --------- ------ -------- ----------------
DFA International Small Cap Value
  Portfolio.........................  $59,508    $ 89,361   $25,854  $1,022  $  613        $919
International Vector Equity
  Portfolio.........................    8,639      12,978     3,933     164      76          64

                                                   World ex U.S. Core Equity Portfolio
                                     ----------------------------------------------------------------
                                     Balance at Balance at                  Dividend Distributions of
Affiliated Investment Companies      10/31/2013 4/30/2014  Purchases Sales   Income   Realized Gains
-------------------------------      ---------- ---------- --------- ------ -------- ----------------
International Core Equity Portfolio.  $99,732    $165,054   $65,762  $7,685  $1,326          --
Emerging Markets Core Equity
  Portfolio.........................   29,703      49,042    21,359   2,315     181          --

                                                Selectively Hedged Global Equity Portfolio
                                     ----------------------------------------------------------------
                                     Balance at Balance at                  Dividend Distributions of
Affiliated Investment Companies      10/31/2013 4/30/2014  Purchases Sales   Income   Realized Gains
-------------------------------      ---------- ---------- --------- ------ -------- ----------------
U.S. Core Equity 2 Portfolio........  $37,594    $ 48,240   $15,642  $7,200  $  261        $342
International Core Equity Portfolio.   34,847      41,759    10,859   5,580     370          --
Emerging Markets Core Equity
  Portfolio.........................   15,187      17,327     5,011   2,600      83          --

F. Federal Income Taxes:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2013, primarily attributable to realized gains on securities considered to be "passive foreign investment companies", non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90 day stock issuance cost, net foreign currency gains/losses, the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, distributions received from real estate investment trusts, expiration of capital loss carryovers and distribution redesignations, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                          Increase       Increase
                                                         (Decrease)     (Decrease)
                                          Increase     Undistributed   Accumulated
                                         (Decrease)    Net Investment  Net Realized
                                       Paid-In Capital     Income     Gains (Losses)
                                       --------------- -------------- --------------
Enhanced U.S. Large Company Portfolio.     $   (41)       $(1,482)       $  1,523
U.S. Large Cap Equity Portfolio.......         (11)            11              --
U.S. Large Cap Value Portfolio........          --             --              --
U.S. Targeted Value Portfolio.........      32,363         (3,552)        (28,811)
U.S. Small Cap Value Portfolio........      30,865         (6,020)        (24,845)
U.S. Core Equity 1 Portfolio..........          --             73             (73)
U.S. Core Equity 2 Portfolio..........       7,427         (4,267)         (3,160)
U.S. Vector Equity Portfolio..........       3,066         (1,370)         (1,696)

                                                                       Increase       Increase
                                                                      (Decrease)     (Decrease)
                                                       Increase     Undistributed   Accumulated
                                                      (Decrease)    Net Investment  Net Realized
                                                    Paid-In Capital     Income     Gains (Losses)
                                                    --------------- -------------- --------------
U.S. Small Cap Portfolio...........................     $14,889        $ (3,327)      $(11,562)
U.S. Micro Cap Portfolio...........................      13,457          (2,061)       (11,396)
DFA Real Estate Securities Portfolio...............          92           8,126         (8,218)
Large Cap International Portfolio..................          --             (48)            48
International Core Equity Portfolio................          --          (1,269)         1,269
International Small Company Portfolio..............      19,041           2,378        (21,419)
Japanese Small Company Portfolio...................      (3,055)          1,185          1,870
Asia Pacific Small Company Portfolio...............          --           1,717         (1,717)
United Kingdom Small Company Portfolio.............          --              --             --
Continental Small Company Portfolio................          --              11            (11)
DFA International Real Estate Securities Portfolio.          --           7,155         (7,155)
DFA Global Real Estate Securities Portfolio........          --              --             --
DFA International Small Cap Value Portfolio........      20,991          (9,402)       (11,589)
International Vector Equity Portfolio..............         640            (330)          (310)
World ex U.S. Value Portfolio......................          --               5             (5)
World ex U.S. Targeted Value Portfolio.............          39              (1)           (38)
World ex U.S. Core Equity Portfolio................          (9)             10             (1)
Selectively Hedged Global Equity Portfolio.........          --             237           (237)
Emerging Markets Portfolio.........................       4,120          (3,230)          (890)
Emerging Markets Small Cap Portfolio...............          --             (74)            74
Emerging Markets Value Portfolio...................      30,746         (10,346)       (20,400)
Emerging Markets Core Equity Portfolio.............          --          (1,813)         1,813

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2012 and October 31, 2013 were as follows (amounts in thousands):

                                         Net Investment
                                           Income and
                                           Short-Term     Long-Term
                                         Capital Gains  Capital Gains  Total
                                         -------------- ------------- --------
  Enhanced U.S. Large Company Portfolio
  2012..................................    $  2,785            --    $  2,785
  2013..................................       1,597                     1,597
  U.S. Large Cap Equity Portfolio
  2013..................................         321            --         321
  U.S. Large Cap Value Portfolio
  2012..................................     150,153                   150,153
  2013..................................     180,943            --     180,943
  U.S. Targeted Value Portfolio
  2012..................................      27,304      $ 31,976      59,280
  2013..................................      55,372       162,209     217,581
  U.S. Small Cap Value Portfolio
  2012..................................      56,139       122,752     178,891
  2013..................................     112,970       380,218     493,188
  U.S. Core Equity 1 Portfolio
  2012..................................      76,278                    76,278
  2013..................................     105,633            --     105,633
  U.S. Core Equity 2 Portfolio
  2012..................................     103,512         2,008     105,520
  2013..................................     143,640        55,772     199,412

                                                    Net Investment
                                                      Income and
                                                      Short-Term     Long-Term
                                                    Capital Gains  Capital Gains  Total
                                                    -------------- ------------- --------
U.S. Vector Equity Portfolio
2012...............................................    $ 29,237      $    337    $ 29,574
2013...............................................      34,959         3,507      38,466
U.S. Small Cap Portfolio
2012...............................................      44,580        14,276      58,856
2013...............................................      83,270       228,671     311,941
U.S. Micro Cap Portfolio
2012...............................................      33,018        14,720      47,738
2013...............................................      46,915       176,365     223,280
DFA Real Estate Securities Portfolio
2012...............................................     103,653                   103,653
2013...............................................     102,731            --     102,731
Large Cap International Portfolio
2012...............................................      60,808                    60,808
2013...............................................      70,787            --      70,787
International Core Equity Portfolio
2012...............................................     179,492                   179,492
2013...............................................     214,687            --     214,687
International Small Company Portfolio
2012...............................................     169,495       110,049     279,544
2013...............................................     159,066        39,012     198,078
Japanese Small Company Portfolio
2012...............................................       4,541                     4,541
2013...............................................       2,836            --       2,836
Asia Pacific Small Company Portfolio
2012...............................................       9,333                     9,333
2013...............................................       7,603            --       7,603
United Kingdom Small Company Portfolio
2012...............................................         992                       992
2013...............................................         953            --         953
Continental Small Company Portfolio
2012...............................................       2,958                     2,958
2013...............................................       2,834            --       2,834
DFA International Real Estate Securities Portfolio
2012...............................................      60,194                    60,194
2013...............................................     181,848            --     181,848
DFA Global Real Estate Securities Portfolio
2012...............................................      26,050                    26,050
2013...............................................      84,341            --      84,341
DFA International Small Cap Value Portfolio
2012...............................................     206,370       131,063     337,433
2013...............................................     198,381       117,102     315,483
International Vector Equity Portfolio
2012...............................................      14,733         6,546      21,279
2013...............................................      17,456         2,044      19,500
World ex U.S. Value Portfolio
2012...............................................       1,438                     1,438
2013...............................................       2,334            --       2,334

                                            Net Investment
                                              Income and
                                              Short-Term     Long-Term
                                            Capital Gains  Capital Gains  Total
                                            -------------- ------------- --------
World ex U.S. Targeted Value Portfolio
2013.......................................    $    993            --    $    993
World ex U.S. Core Equity Portfolio
2013.......................................       1,171            --       1,171
Selectively Hedged Global Equity Portfolio
2012.......................................         534                       534
2013.......................................         373      $     56         429
Emerging Markets Portfolio
2012.......................................      51,664        91,664     143,328
2013.......................................      59,866        30,527      90,393
Emerging Markets Small Cap Portfolio
2012.......................................      42,163        40,014      82,177
2013.......................................      71,149        92,100     163,249
Emerging Markets Value Portfolio
2012.......................................     300,146       202,987     503,133
2013.......................................     357,501       344,531     702,032
Emerging Markets Core Equity Portfolio
2012.......................................     143,349                   143,349
2013.......................................     205,400            --     205,400

   U.S. Large Cap Equity Portfolio commenced operations on June 25, 2013 and did not pay any distributions for the year ended October 31, 2012. World ex U.S. Targeted Value Portfolio commenced operations on November 1, 2012 and did not pay any distributions for the year ended October 31, 2012. World ex U.S. Core Equity Portfolio commenced operations on April 9, 2013 and did not pay any distributions for the year ended October 31, 2012.

   At October 31, 2013, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                             Net Investment
                                               Income and
                                               Short-Term     Long-Term
                                             Capital Gains  Capital Gains  Total
                                             -------------- ------------- -------
Enhanced U.S. Large Company Portfolio.......         --             --         --
U.S. Large Cap Equity Portfolio.............         --             --         --
U.S. Large Cap Value Portfolio..............         --             --         --
U.S. Targeted Value Portfolio...............    $ 6,274        $26,089    $32,363
U.S. Small Cap Value Portfolio..............      6,218         24,617     30,865
U.S. Core Equity 1 Portfolio................         --             --         --
U.S. Core Equity 2 Portfolio................      4,443          2,984      7,427
U.S. Vector Equity Portfolio................      1,506          1,560      3,066
U.S. Small Cap Portfolio....................      4,483         10,405     14,888
U.S. Micro Cap Portfolio....................      3,060         10,398     13,458
International Small Company Portfolio.......     10,055          8,986     19,041
DFA International Small Cap Value Portfolio.     14,657          6,334     20,991
International Vector Equity Portfolio.......        473            167        640
World ex U.S.Targeted Value Portfolio.......         26             26         52
Emerging Markets Portfolio..................      3,106          1,014      4,120
Emerging Markets Value Portfolio............     18,634         12,112     30,746

   At October 31, 2013, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                          Undistributed                                               Total Net
                                          Net Investment                                            Distributable
                                            Income and   Undistributed                 Unrealized     Earnings
                                            Short-Term     Long-Term   Capital Loss   Appreciation  (Accumulated
                                          Capital Gains  Capital Gains Carryforwards (Depreciation)    Losses)
                                          -------------- ------------- ------------- -------------- -------------
Enhanced U.S. Large Company Portfolio....          --            --      $  (1,059)    $    3,933    $    2,874
U.S. Large Cap Equity Portfolio..........    $    317            --             --         10,560        10,877
U.S. Large Cap Value Portfolio...........      28,647            --       (512,898)     4,225,900     3,741,649
U.S. Targeted Value Portfolio............      17,027      $237,247             --      1,330,412     1,584,686
U.S. Small Cap Value Portfolio...........      18,970       443,687             --      2,850,347     3,313,004
U.S. Core Equity 1 Portfolio.............      15,136        34,837             --      2,298,101     2,348,074
U.S. Core Equity 2 Portfolio.............      19,964        98,716             --      3,166,130     3,284,810
U.S. Vector Equity Portfolio.............       5,402        38,796             --        926,605       970,803
U.S. Small Cap Portfolio.................      25,516       218,763             --      2,182,172     2,426,451
U.S. Micro Cap Portfolio.................      17,211       200,725             --      1,610,873     1,828,809
DFA Real Estate Securities Portfolio.....      32,487            --       (179,405)     1,274,703     1,127,785
Large Cap International Portfolio........       9,261            --       (212,195)       612,594       409,660
International Core Equity Portfolio......      41,670            --       (113,295)     1,437,552     1,367,061
International Small Company Portfolio....     118,814       211,281             --      1,566,261     1,896,356
Japanese Small Company Portfolio.........      11,490            --        (66,522)        16,667       (38,365)
Asia Pacific Small Company Portfolio.....      11,406            --        (26,597)        24,537         9,346
United Kingdom Small Company Portfolio...         447           406             --         13,794        14,647
Continental Small Company Portfolio......         319            --        (26,529)        38,434        12,224
DFA International Real Estate Securities
  Portfolio..............................      91,532            --       (206,697)        (5,808)     (120,973)
DFA Global Real Estate Securities
  Portfolio..............................      11,647            --           (808)       333,050       343,889
DFA International Small Cap Value
  Portfolio..............................     145,446       127,002             --      1,923,377     2,195,825
International Vector Equity Portfolio....       5,884         7,263             --        218,801       231,948
World ex U.S. Value Portfolio............         353            --         (2,715)        14,956        12,594
World ex U.S. Targeted Value Portfolio...         144         1,141             --         11,475        12,760
World ex U.S. Core Equity Portfolio......          62            --             --         11,626        11,688
Selectively Hedged Global Equity
  Portfolio..............................       1,700           537             --         15,002        17,239
Emerging Markets Portfolio...............      13,976        21,322             --      1,122,953     1,158,251
Emerging Markets Small Cap Portfolio.....      27,935        63,092             --        422,604       513,631
Emerging Markets Value Portfolio.........     128,578       263,757             --        298,709       691,044
Emerging Markets Core Equity Portfolio...      55,409            --        (51,641)     1,198,159     1,201,927

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2013, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

                                                                  Expires on October 31,
                                             -----------------------------------------------------------------
                                              2014   2015   2016     2017    2018    2019   Unlimited  Total
                                             ------ ------ ------- -------- ------- ------- --------- --------
Enhanced U.S. Large Company Portfolio.......     -- $1,059      --       --      --      --       --  $  1,059
U.S. Large Cap Equity Portfolio.............     --     --      --       --      --      --       --        --
U.S. Large Cap Value Portfolio..............     --     --      -- $512,898      --      --       --   512,898
U.S. Targeted Value Portfolio...............     --     --      --       --      --      --       --        --
U.S. Small Cap Value Portfolio..............     --     --      --       --      --      --       --        --
U.S. Core Equity 1 Portfolio................     --     --      --       --      --      --       --        --
U.S. Core Equity 2 Portfolio................     --     --      --       --      --      --       --        --
U.S. Vector Equity Portfolio................     --     --      --       --      --      --       --        --
U.S. Small Cap Portfolio....................     --     --      --       --      --      --       --        --
U.S. Micro Cap Portfolio....................     --     --      --       --      --      --       --        --
DFA Real Estate Securities Portfolio........     --     -- $45,525   62,969 $44,388 $26,523       --   179,405
Large Cap International Portfolio...........     --     --  19,004  135,392  14,311  12,549  $30,938   212,194
International Core Equity Portfolio.........     --     --      --   53,176      --      --   60,119   113,295
International Small Company Portfolio.......     --     --      --       --      --      --       --        --
Japanese Small Company Portfolio............ $2,451  8,003  23,057   13,952  12,208   5,543    1,308    66,522
Asia Pacific Small Company Portfolio........     --     --  16,317    8,261      --      --    2,019    26,597
United Kingdom Small Company Portfolio......     --     --      --       --      --      --       --        --
Continental Small Company Portfolio.........     --     --  13,544    7,224   5,252      --      509    26,529
DFA International Real Estate Securities
 Portfolio..................................     --     46  13,446   34,576  38,689  69,466   50,474   206,697
DFA Global Real Estate Securities Portfolio.     --     --      --       --     808      --       --       808
DFA International Small Cap Value Portfolio.     --     --      --       --      --      --       --        --
International Vector Equity Portfolio.......     --     --      --       --      --      --       --        --
World ex U.S. Value Portfolio...............     --     --      --       --      --   2,715       --     2,715
World ex U.S. Targeted Value Portfolio......     --     --      --       --      --      --       --        --
World ex U.S. Core Equity Portfolio.........     --     --      --       --      --      --       --        --
Selectively Hedged Global Equity Portfolio..     --     --      --       --      --      --       --        --
Emerging Markets Portfolio..................     --     --      --       --      --      --       --        --
Emerging Markets Small Cap Portfolio........     --     --      --       --      --      --       --        --
Emerging Markets Value Portfolio............     --     --      --       --      --      --       --        --
Emerging Markets Core Equity Portfolio......     --     --   7,080   26,444      --      --   18,117    51,641

   During the year ended October 31, 2013, the Portfolios utilized the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

             Enhanced U.S. Large Company Portfolio....... $ 45,882
             U.S. Large Cap Value Portfolio..............  819,591
             U.S. Core Equity 1 Portfolio................   13,834
             DFA Real Estate Securities Portfolio........   27,388
             Japanese Small Company Portfolio............    4,124
             United Kingdom Small Company Portfolio......    2,141
             Continental Small Company Portfolio.........    2,316
             DFA Global Real Estate Securities Portfolio.      308
             World ex U.S. Value Portfolio...............    3,127

   At April 30, 2014, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                               Net
                                                                                            Unrealized
                                                     Federal     Unrealized   Unrealized   Appreciation
                                                     Tax Cost   Appreciation Depreciation (Depreciation)
                                                    ----------- ------------ ------------ --------------
Enhanced U.S. Large Company Portfolio.............. $   189,961  $    5,464  $       (61)   $    5,403
U.S. Large Cap Equity Portfolio....................     200,177      23,990       (1,793)       22,197
U.S. Large Cap Value Portfolio.....................   8,646,051   4,967,975           --     4,967,975
U.S. Targeted Value Portfolio......................   4,313,344   1,636,269     (121,648)    1,514,621
U.S. Small Cap Value Portfolio.....................   9,510,581   3,866,821     (582,995)    3,283,826
U.S. Core Equity 1 Portfolio.......................   7,041,677   2,969,794     (133,518)    2,836,276
U.S. Core Equity 2 Portfolio.......................   8,678,236   4,125,770     (229,694)    3,896,076
U.S. Vector Equity Portfolio.......................   2,521,865   1,201,670     (108,781)    1,092,889
U.S. Small Cap Portfolio...........................   8,177,572   2,633,330     (337,974)    2,295,356
U.S. Micro Cap Portfolio...........................   4,084,414   1,979,793     (344,312)    1,635,481
DFA Real Estate Securities Portfolio...............   4,529,600   1,626,242      (45,026)    1,581,216
Large Cap International Portfolio..................   2,764,544     860,138     (162,208)      697,930
International Core Equity Portfolio................  10,960,045   2,590,863     (573,187)    2,017,676
International Small Company Portfolio..............   7,257,475   1,959,316         (264)    1,959,052
Japanese Small Company Portfolio...................     380,848          --         (429)         (429)
Asia Pacific Small Company Portfolio...............     376,158      20,912           --        20,912
United Kingdom Small Company Portfolio.............      23,523      15,535           --        15,535
Continental Small Company Portfolio................     136,008      58,290           --        58,290
DFA International Real Estate Securities Portfolio.   2,657,179     118,435      (54,545)       63,890
DFA Global Real Estate Securities Portfolio........   2,125,332     435,451           --       435,451
DFA International Small Cap Value Portfolio........  11,011,882   4,059,746   (1,359,859)    2,699,887
International Vector Equity Portfolio..............   1,169,939     317,554      (41,286)      276,268
World ex U.S. Value Portfolio......................     103,071      15,959           --        15,959
World ex U.S. Targeted Value Portfolio.............     127,342      17,670         (930)       16,740
World ex U.S. Core Equity Portfolio................     194,824      19,271           --        19,271
Selectively Hedged Global Equity Portfolio.........      90,160      17,166           --        17,166
Emerging Markets Portfolio.........................   2,820,167   1,045,375           --     1,045,375
Emerging Markets Small Cap Portfolio...............   3,885,986     432,095           --       432,095
Emerging Markets Value Portfolio...................  18,937,378          --     (141,511)     (141,511)
Emerging Markets Core Equity Portfolio.............  14,387,169   2,496,594   (1,438,250)    1,058,344

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Portfolio's tax positions and has concluded that no additional provision for income tax is required in any Portfolio's financial statements. No Portfolio is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Capital Share Transactions:

   The capital share transactions by class were as follows (amounts in thousands):

                                                         Six Months Ended          Year Ended
                                                          April 30, 2014         Oct. 31, 2013
                                                       --------------------  ---------------------
                                                            (Unaudited)
                                                          Amount     Shares     Amount     Shares
                                                       -----------  -------  -----------  --------
U.S. Targeted Value Portfolio
Class R1 Shares
 Shares Issued........................................ $     2,778      122  $     9,003       477
 Shares Issued in Lieu of Cash Distributions..........         605       28        3,423       205
 Shares Redeemed......................................        (927)     (41)     (61,998)   (3,124)
                                                       -----------  -------  -----------  --------
Net Increase (Decrease) -- Class R1 Shares............ $     2,456      109  $   (49,572)   (2,442)
                                                       ===========  =======  ===========  ========
Class R2 Shares
 Shares Issued........................................ $    59,653    2,648  $    10,505       520
 Shares Issued in Lieu of Cash Distributions..........       1,568       73          923        55
 Shares Redeemed......................................      (8,140)    (365)      (5,597)     (281)
                                                       -----------  -------  -----------  --------
Net Increase (Decrease) -- Class R2 Shares............ $    53,081    2,356  $     5,831       294
                                                       ===========  =======  ===========  ========
Institutional Class Shares
 Shares Issued........................................ $   916,936   40,607  $ 1,049,705    53,476
 Shares Issued in Lieu of Cash Distributions..........     246,827   11,429      189,447    11,289
 Shares Redeemed......................................    (524,018) (23,270)  (1,045,053)  (52,845)
                                                       -----------  -------  -----------  --------
Net Increase (Decrease) -- Institutional Class Shares. $   639,745   28,766  $   194,099    11,920
                                                       ===========  =======  ===========  ========

Emerging Markets Value Portfolio
Class R2 Shares
 Shares Issued........................................ $    20,867      771  $    27,484       947
 Shares Issued in Lieu of Cash Distributions..........       2,368       87        3,927       137
 Shares Redeemed......................................     (24,031)    (885)     (27,940)     (973)
                                                       -----------  -------  -----------  --------
Net Increase (Decrease) -- Class R2 Shares............ $      (796)     (27) $     3,471       111
                                                       ===========  =======  ===========  ========
Institutional Class Shares
 Shares Issued........................................ $ 1,893,948   69,961  $ 4,212,669   148,010
 Shares Issued in Lieu of Cash Distributions..........     416,917   15,367      652,656    22,854
 Shares Redeemed......................................  (1,606,383) (59,560)  (2,940,034) (104,206)
                                                       -----------  -------  -----------  --------
Net Increase (Decrease) -- Institutional Class Shares. $   704,482   25,768  $ 1,925,291    66,658
                                                       ===========  =======  ===========  ========

   On October 29, 2010, the Board of Directors of the Fund adopted a Plan of Recapitalization of U.S. Targeted Value Portfolio's Class R1 and Class R2 Shares. On November 19, 2010, a reverse stock split was executed whereby each shareholder of Class R1 Shares received one share for every 1.469 shares held and each shareholder of Class R2 Shares received one share for every 1.394 shares held. The purpose of the reverse split was to reduce the number of Class R1 Shares and Class R2 Shares, thereby increasing the net asset value of each Class R1 Share and Class R2 Share outstanding in order to more closely align the net asset values with the net asset value of U.S. Targeted Value Portfolio's Institutional Class Shares. The per share data in the financial highlights, capital share activity in the statements of changes in net assets and the outstanding shares and net asset value as of October 31, 2010 in the Statement of Assets and Liabilities have been adjusted retroactively to reflect the reverse stock splits for the respective Class R1 and Class R2 Shares.

   The Board of Directors of the Fund authorized the conversion of the Class R2 Shares of Emerging Markets Value Portfolio to the Class R2A Shares. The Class R2 Shares of Emerging Markets Value Portfolio ceased to be offered and available for purchase upon the close of business on December 3, 2010. Following the conversion, shareholders and investors purchased and redeemed Class R2A Shares of the Portfolio. The value of a shareholder's investment in the Portfolio was not impacted by the conversion, however, a shareholder received fewer Class R2A Shares than the number of Class R2 Shares held at the time of the conversion because the Class R2A Shares had a higher net asset value per share. Effective February 28, 2011, Class R2A Shares were renamed to Class R2 Shares.

   The per share data in the financial highlights prior to the year ended October 31, 2011 have been retroactively restated to reflect the conversion. Additionally, the capital share activity in the Statement of Changes in Net Assets and capital share activity earlier in this note shows the reduction of shares as a result of the conversion.

H. Financial Instruments:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest, either directly or indirectly through their investment in a corresponding Master Fund, in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

Derivative Financial Instruments:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   2. Forward Currency Contracts: Enhanced U.S. Large Company Portfolio and Selectively Hedged Global Equity Portfolio may enter into forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge a Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation from translation of foreign currency denominated amounts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on foreign currency transactions. At April 30, 2014, The Fixed Income Portfolio and Selectively Hedged Global Equity Portfolio had entered into the following contracts and the net unrealized foreign exchange gain (loss) is reflected in the accompanying financial statements (amounts in thousands):

Enhanced U.S. Large Company Portfolio*

                                                                  Unrealized
                                                                    Foreign
  Settlement Currency                    Contract     Value at     Exchange
     Date    Amount**      Currency       Amount   April 30, 2014 Gain (Loss)
  ---------- -------- ------------------ --------  -------------- -----------
   05/27/14   (5,968) Australian Dollar  $ (5,525)    $ (5,535)      $ (10)
   05/13/14   (5,207) Canadian Dollar      (4,764)      (4,749)         15
   05/05/14   (6,178) New Zealand Dollar   (5,284)      (5,326)        (42)
   05/13/14  (18,844) UK Pound Sterling   (31,599)     (31,814)       (215)
                                         --------     --------       -----
                                         $(47,172)    $(47,424)      $(252)
                                         ========     ========       =====

Selectively Hedged Global Equity Portfolio*

                                                                  Unrealized
                                                                    Foreign
   Settlement Currency                   Contract     Value at     Exchange
      Date    Amount**      Currency      Amount   April 30, 2014 Gain (Loss)
   ---------- --------  ---------------- --------  -------------- -----------
    05/23/14      (400) Denmark Krone    $    (75)    $    (75)        --
    05/23/14    (2,686) Denmark Krone        (498)        (500)       $(2)
    05/15/14   (21,981) Hong Kong Dollar   (2,835)      (2,835)        --
    05/07/14   (88,881) Japanese Yen         (869)        (869)        --
    05/07/14  (641,645) Japanese Yen       (6,267)      (6,276)        (9)
    07/10/14    (2,235) Swiss Franc        (2,546)      (2,540)         6
                                         --------     --------        ---
                                         $(13,090)    $(13,095)       $(5)
                                         ========     ========        ===

* During the six months ended April 30, 2014, Enhanced U.S. Large Company Portfolio's and Selectively Hedged Global Equity Portfolio's average contract amount of forward currency contracts was $43,645 and $16,947 (in thousands), respectively.

**Positive Currency Amount represents a purchase contract and a Currency Amount in parentheses represents a sale contract.

   Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

   3. Futures Contracts: Certain Portfolios may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Additionally, Enhanced U.S. Large Company Portfolio, U.S. Small Cap Value Portfolio and Selectively Hedged Global Equity Portfolio use stock index futures to hedge against changes in equity securities' prices and to gain exposure to the S&P 500 Index(R), Russell 2000 Index(R) and S&P 500 Index(R) Emini, respectively, in the normal course of pursuing their investment objectives. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. Government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolios could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   At April 30, 2014, the following Portfolios had outstanding futures contracts (dollar amounts in thousands):

                                                                                              Approximate
                                                   Expiration Number of  Contract Unrealized     Cash
                                Description           Date    Contracts*  Value   Gain (Loss) Collateral
                           ----------------------- ---------- ---------- -------- ----------- -----------
Enhanced U.S. Large
  Company Portfolio....... S&P 500 Index(R)         06/19/14     404     $189,668   $ 9,210         --
U.S. Small Cap Value
  Portfolio............... Russell 2000(R) Index    06/20/14     700       78,652    (4,123)    $3,570
Selectively Hedged Global
  Equity Portfolio........ S&P 500 Index(R) Emini   06/20/14      29        2,723        12        134

  Securities have been segregated as collateral for open futures contracts.

* During the six months ended April 30, 2014, Enhanced U.S. Large Company Portfolio's, U.S. Small Cap Value Portfolio's and Selectively Hedged Global Equity Portfolio's average notional contract amount of outstanding futures contracts were $188,630, $65,869 and $2,299 (in thousands), respectively.

   The following is a summary of the location of derivatives on the Portfolios' Statements of Assets and Liabilities as of April 30, 2014:

                                Location on the Statements of Assets and
                                              Liabilities
                           ---------------------------------------------------
 Derivative Type              Asset Derivatives        Liability Derivatives
 ---------------           ------------------------   ------------------------
 Foreign exchange          Unrealized Gain on         Unrealized Loss on
   contracts                 Forward Currency           Forward Currency
                             Contracts                  Contracts

 Equity contracts          Receivables: Futures
                             Margin Variation

   The following is a summary of the Portfolios' derivative instrument holdings categorized by primary risk exposure as of April 30, 2014 (amounts in thousands):

                                                  Asset Derivatives Value
                                            ---------------------------------
                                             Total Value    Foreign
                                                  at       Exchange   Equity
                                            April 30, 2014 Contracts Contracts
-                                           -------------- --------- ---------
Enhanced U.S. Large Company Portfolio......    $ 9,225       $  15    $ 9,210*
Selectively Hedged Global Equity Portfolio.         18           6         12*

                                                Liability Derivatives Value
                                            ---------------------------------
                                             Total Value    Foreign
                                                  at       Exchange   Equity
                                            April 30, 2014 Contracts Contracts
-                                           -------------- --------- ---------
Enhanced U.S. Large Company Portfolio......    $  (267)      $(267)        --
U.S. Small Cap Value Portfolio.............     (4,123)         --    $(4,123)*
Selectively Hedged Global Equity Portfolio.        (11)        (11)        --

* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reporting within the Statements of Assets and Liabilities.

   The following is a summary of the location on the Portfolios' Statements of Operations of realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings through the six months ended
April 30, 2014 (amounts in thousands):

Derivative Type             Location of Gain (Loss) on Derivatives Recognized in Income
---------------             -----------------------------------------------------------
Foreign exchange contracts  Net Realized Gain (Loss) on: Foreign Currency Transactions
                            Change in Unrealized Appreciation (Depreciation) of:
                              Translation of Foreign Currency Denominated Amounts

Equity contracts            Net Realized Gain (Loss) on: Futures
                            Change in Unrealized Appreciation (Depreciation) of:
                              Futures

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings categorized by primary risk exposure through the six months ended April 30, 2014 (amounts in thousands):

                                                  Realized Gain (Loss) on
                                                Derivatives Recognized in Income
                                                -------------------------------
                                                             Foreign
                                                            Exchange    Equity
                                                 Total      Contracts  Contracts
                                                 -------    ---------  ---------
    Enhanced U.S. Large Company Portfolio...... $12,660      $(1,202)   $13,862
    U.S. Small Cap Value Portfolio.............  (7,540)          --     (7,540)
    U.S. Micro Cap Portfolio*..................    (692)          --       (692)
    DFA Real Estate Securities Portfolio*......    (553)          --       (553)
    Selectively Hedged Global Equity Portfolio.     431           90        341

                                                Change in Unrealized Appreciation
                                                (Depreciation) on Derivatives
                                                    Recognized in Income
                                                -------------------------------
                                                             Foreign
                                                            Exchange    Equity
                                                 Total      Contracts  Contracts
                                                 -------    ---------  ---------
    Enhanced U.S. Large Company Portfolio...... $ 1,261      $   (35)   $ 1,296
    U.S. Small Cap Value Portfolio.............  (4,123)          --     (4,123)
    Selectively Hedged Global Equity Portfolio.    (154)         (33)      (121)

* As of April 30, 2014, there were no futures contracts outstanding. During the six months ended April 30, 2014, the Portfolios had limited activity in futures contracts.

Offsetting of Derivative Assets and Derivative Liabilities

   The following tables present the Portfolio's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Porfolios as of April 30, 2014 (Amounts in thousands):

                                                              Gross Amounts Not
                                                           Offset in the Statements
                                                          of Assets and Liabilities
                                                          --------------------------

                                         Net Amounts of
                               Gross    Assets Presented                                                 Gross
                             Amounts of in the Statements                    Cash                     Amounts of
                             Recognized   of Assets and      Financial    Collateral    Net           Recognized
Description                  Assets (a)    Liabilities    Instruments (b)  Received  Amount (c)     Liabilities (a)
------------------------------------------------------------------------------------------------    ----------------
                                                           Assets                               -
                             -------------------------------------------------------------------    ---------------
Enhanced U.S. Large Company
 Portfolio
Forward Currency Contracts..    $15            $15             $(15)          --         --              $267
Selectively Hedged Global
 Equity Portfolio
Forward Currency Contracts..      6              6               --           --        $ 6                11

                                                Gross Amounts Not
                                             Offset in the Statements
                                            of Assets and Liabilities
                                            --------------------------
                              Net Amounts
                             of Liabilities
                              Presented in
                             the Statements                    Cash
                             of Assets and     Financial    Collateral    Net
Description                   Liabilities   Instruments (d)  Pledged   Amount (e)
---------------------------------------------------------------------------------
                                          Liabilities
                             -----------------------------------------------------
Enhanced U.S. Large Company
 Portfolio
Forward Currency Contracts..      $267           $(15)          --        $252
Selectively Hedged Global
 Equity Portfolio
Forward Currency Contracts..        11             --           --          11

(a)No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities

(b)Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(c)Represents the net amount due from counterparties in the event of default.

(d)Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(e)Represents the net amount due to counterparties in the event of default.

   Note J contains information regarding securities lending amounts that are subject to netting arrangements.

I. Line of Credit:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit was scheduled to expire on March 3, 2014, however, effective March 3, 2014, the term was extended until March 2, 2015.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 10, 2014 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 9, 2015.

   For the six months ended April 30, 2014, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                          Weighted      Weighted    Number of   Interest Maximum Amount
                                           Average    Average Loan     Days     Expense  Borrowed During
                                        Interest Rate   Balance    Outstanding* Incurred   The Period
                                        ------------- ------------ ------------ -------- ---------------
U.S. Large Cap Equity Portfolio........     0.84%       $    81          2         --        $    83
U.S. Small Cap Value Portfolio.........     0.84%        15,354         24        $ 9         43,715
U.S. Small Cap Portfolio...............     0.84%         6,921          1         --          6,921
U.S. Micro Cap Portfolio...............     0.85%         2,595         32          2          6,726
Large Cap International Portfolio......     0.83%         1,807          1         --          1,807
International Small Company Portfolio..     0.83%         5,142          7          1         12,200
DFA International Small Cap Value
  Portfolio............................     0.83%         6,164         10          1         15,323
World ex U.S. Value Portfolio..........     0.83%           137         19         --          1,347
World ex U.S. Targeted Value Portfolio.     0.83%           237          8         --            508
World ex U.S. Core Equity Portfolio....     0.83%         1,041         10         --          6,277

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2014, that each Portfolio's available line of credit was utilized.

   At April 30, 2014, U.S. Small Cap Portfolio and World ex U.S. Targeted Value Portfolio had loans outstanding of $6,922 and $197 (amounts in thousands), respectively.

J. Securities Lending:

   As of April 30, 2014, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. In addition, the following Portfolios received non-cash collateral consisting of short and/or long term U.S. Treasury securities (amounts in thousands):

                                                               Market
                                                               Value
                                                              --------
          Large Cap International Portfolio.................. $  9,285
          International Core Equity Portfolio................   43,741
          DFA International Real Estate Securities Portfolio.    1,617
          DFA International Small Cap Value Portfolio........   24,291
          International Vector Equity Portfolio..............    3,710
          Emerging Markets Core Equity Portfolio.............  448,702

   Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

   Subject to their stated investment policies, each Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

K. Shareholder Servicing Fees:

   The Class R1 Shares pay a shareholder servicing fee in the amount of 0.10% and Class R2 Shares pay a shareholder servicing fee in the amount of 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in U.S. Targeted Value Portfolio Class R1 and Class R2 Shares and Emerging Markets Value Portfolio Class R2 Shares.

L. Indemnitees; Contractual Obligations:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

M. Other:

   At April 30, 2014, the following number of shareholders held the following approximate percentages of the stated fund outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                             Approximate
                                                                              Percentage
                                                                Number of   of Outstanding
                                                               Shareholders     Shares
                                                               ------------ --------------
Enhanced U.S. Large Company Portfolio -- Institutional Class
  Shares......................................................      5             83%
U.S. Large Cap Equity Portfolio -- Institutional Class Shares.      3             97%
U.S. Large Cap Value Portfolio -- Institutional Class Shares..      3             72%
U.S. Targeted Value Portfolio -- Class R1 Shares..............      5             96%
U.S. Targeted Value Portfolio -- Class R2 Shares..............      6             87%
U.S. Targeted Value Portfolio -- Institutional Class Shares...      3             59%

                                                                                   Approximate
                                                                                    Percentage
                                                                      Number of   of Outstanding
                                                                     Shareholders     Shares
                                                                     ------------ --------------
U.S. Small Cap Value Portfolio -- Institutional Class Shares........      3             59%
U.S. Core Equity 1 Portfolio -- Institutional Class Shares..........      4             74%
U.S. Core Equity 2 Portfolio -- Institutional Class Shares..........      6             82%
U.S. Vector Equity Portfolio -- Institutional Class Shares..........      5             95%
U.S. Small Cap Portfolio -- Institutional Class Shares..............      3             48%
U.S. Micro Cap Portfolio -- Institutional Class Shares..............      5             75%
DFA Real Estate Securities Portfolio -- Institutional Class
  Shares............................................................      4             85%
Large Cap International Portfolio -- Institutional Class Shares.....      3             68%
International Core Equity Portfolio -- Institutional Class Shares...      4             73%
International Small Company Portfolio -- Institutional Class
  Shares............................................................      4             60%
Japanese Small Company Portfolio -- Institutional Class Shares......      3             82%
Asia Pacific Small Company Portfolio -- Institutional Class
  Shares............................................................      3             89%
United Kingdom Small Company Portfolio -- Institutional Class
  Shares............................................................      4             97%
Continental Small Company Portfolio -- Institutional Class
  Shares............................................................      5             94%
DFA International Real Estate Securities Portfolio -- Institutional
  Class Shares......................................................      4             91%
DFA Global Real Estate Securities Portfolio -- Institutional Class
  Shares............................................................      3             82%
DFA International Small Cap Value Portfolio -- Institutional Class
  Shares............................................................      3             57%
International Vector Equity Portfolio -- Institutional Class
  Shares............................................................      4             87%
World ex U.S. Value Portfolio -- Institutional Class Shares.........      5             83%
World ex U.S. Targeted Value Portfolio -- Institutional Class
  Shares............................................................      3            100%
World ex U.S. Core Equity Portfolio -- Institutional Class Shares...      2             95%
Selectively Hedged Global Equity Portfolio -- Institutional Class
  Shares............................................................      3             95%
Emerging Markets Portfolio -- Institutional Class Shares............      4             69%
Emerging Markets Small Cap Portfolio -- Institutional Class
  Shares............................................................      5             58%
Emerging Markets Value Portfolio -- Class R2 Shares.................      5             84%
Emerging Markets Value Portfolio -- Institutional Class Shares......      2             28%
Emerging Markets Core Equity Portfolio -- Institutional Class
  Shares............................................................      3             60%

   Further, on December 13, 2013, the Board of the Fund voted to approve the combination of the Investment Advisory Agreement and the Administration Agreement (together, the "Previous Agreements") into a bundled Investment Management Agreement for the Enhanced U.S. Large Company Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio and U.S. Micro Cap Portfolio. The Investment Management Agreements became effective on February 28, 2014. The nature and level of services to each Portfolio under the Investment Management Agreements are the same as under the Previous Agreements. As of February 28, 2014, the Portfolios pay the Advisor an investment management fee that is equal to the sum of the previous investment advisory and administration fees that were paid by each Portfolio to the Advisor under the Previous Agreements.

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buyout transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The U.S. Large Cap Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned In re Tribune Company Fraudulent Conveyance Litigation, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including the U.S. Large Cap Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee on behalf of the committee of unsecured creditors of Tribune (the "Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits"). The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO. On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lack standing to pursue their claims. The Court's dismissal order is on appeal to the Second Circuit. The Committee Action remains pending, and a motion to dismiss on behalf of all shareholder defendants in the Committee Action was filed on May 23, 2014. Briefing on the motion to dismiss will be completed by July 2014, with oral argument on the motion to be held thereafter. The Committee Action is stayed pending the disposition of the motion to dismiss.

   Litigation counsel to The U.S. Large Cap Value Series in the Lawsuits does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The U.S. Large Cap Value Series arising from the Lawsuits. Until The U.S. Large Cap Value Series can do so, no reduction of the net asset value of The U.S. Large Cap Value Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of The U.S. Large Cap Value Series' net asset value at this time.

   The U.S. Large Cap Value Series also cannot predict what its size might be at the time the cost of the Lawsuits might be quantifiable and thus potentially deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on the net asset value of The U.S. Large Cap Value Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be taken as expenses by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expense incurred by The U.S. Large Cap Value Series.

N. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Portfolios and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DFA COMMODITY STRATEGY PORTFOLIO

                   CONSOLIDATED DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)


   The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Table below illustrates your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                             Six Months Ended April 30, 2014
   EXPENSE TABLES
                                     Beginning  Ending              Expenses
                                      Account  Account   Annualized   Paid
                                       Value    Value     Expense    During
                                     11/01/13  04/30/14    Ratio*   Period*
                                     --------- --------- ---------- --------
   DFA Commodity Strategy Portfolio
   --------------------------------
   Actual Fund Return............... $1,000.00 $1,118.20    0.33%    $1.73
   Hypothetical 5% Annual Return.... $1,000.00 $1,023.16    0.33%    $1.66

----------

* DFA Commodity Strategy Portfolio wholly owns Dimensional Cayman Commodity Fund I, LTD. The expenses shown reflect the combined expenses of Dimensional Cayman Commodity Fund I, LTD. and DFA Commodity Strategy Portfolio. Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DFA COMMODITY STRATEGY PORTFOLIO

                 CONSOLIDATED DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on March 31, 2014. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

                       DFA Commodity Strategy Portfolio
              Corporate....................................  34.6%
              Foreign Corporate............................  18.4%
              Foreign Government...........................  26.0%
              Government...................................  10.8%
              Supranational................................  10.2%
                                                            -----
                                                            100.0%

                       DFA COMMODITY STRATEGY PORTFOLIO

                     CONSOLIDATED SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)


                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
BONDS -- (82.6%)
AUSTRALIA -- (5.1%)
Australia & New Zealand Banking Group, Ltd.
    1.250%, 01/10/17.............................   $  12,000 $12,052,596
Commonwealth Bank of Australia
    1.250%, 09/18/15.............................       4,780   4,830,658
    1.125%, 03/13/17.............................       8,737   8,729,993
National Australia Bank, Ltd.
    5.500%, 05/20/15............................. EUR   6,500   9,487,344
    0.900%, 01/20/16.............................       5,000   5,036,165
    1.300%, 07/25/16.............................       7,000   7,066,955
Westpac Banking Corp.
    3.000%, 08/04/15.............................       3,920   4,041,959
                                                              -----------
TOTAL AUSTRALIA..................................              51,245,670
                                                              -----------

CANADA -- (7.4%)
Bank of Nova Scotia
    2.050%, 10/07/15.............................       1,500   1,532,813
Enbridge, Inc.
    5.800%, 06/15/14.............................       1,900   1,911,267
    4.900%, 03/01/15.............................       1,500   1,552,861
Export Development Canada
    0.875%, 12/07/16............................. GBP  10,000  16,746,387
Ontario, Province of Canada
    2.300%, 05/10/16.............................       5,000   5,171,300
Potash Corp. of Saskatchewan, Inc.
    3.750%, 09/30/15.............................       1,830   1,908,705
Royal Bank of Canada
    0.800%, 10/30/15.............................       2,500   2,511,672
    2.625%, 12/15/15.............................       2,500   2,582,910
    2.300%, 07/20/16.............................       5,000   5,172,265
    1.200%, 01/23/17.............................       7,000   7,016,128
Toronto-Dominion Bank (The)
    2.500%, 07/14/16.............................       2,500   2,594,672
    2.375%, 10/19/16.............................      19,000  19,705,280
TransAlta Corp.
    4.750%, 01/15/15.............................       2,508   2,575,641
TransCanada PipeLines, Ltd.
    3.400%, 06/01/15.............................       3,106   3,200,690
                                                              -----------
TOTAL CANADA.....................................              74,182,591
                                                              -----------

FINLAND -- (1.6%)
Municipality Finance P.L.C.
    2.375%, 05/16/16.............................      15,000  15,533,550
                                                              -----------

FRANCE -- (0.8%)
Agence Francaise de Developpement
    2.500%, 07/15/15.............................       3,000   3,075,246
BNP Paribas SA
    3.250%, 03/11/15.............................       4,035   4,128,915

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
FRANCE -- (Continued)
Orange SA
    2.125%, 09/16/15.............................   $     500 $   508,389
                                                              -----------
TOTAL FRANCE.....................................               7,712,550
                                                              -----------

GERMANY -- (2.9%)
Deutsche Bank AG
    3.875%, 08/18/14.............................       1,750   1,767,855
    3.250%, 01/11/16.............................       1,000   1,041,317
Landeskreditbank Baden- Wuerttemberg Foerderbank
    2.250%, 07/15/16.............................      10,000  10,332,080
Landwirtschaftliche Rentenbank
    3.250%, 12/07/16............................. GBP   9,000  15,963,730
                                                              -----------
TOTAL GERMANY....................................              29,104,982
                                                              -----------

JAPAN -- (1.4%)
Japan Bank for International Cooperation
    2.250%, 07/13/16.............................       8,000   8,271,000
Nomura Holdings, Inc.
    5.000%, 03/04/15.............................       3,500   3,623,728
    2.000%, 09/13/16.............................       1,000   1,013,282
Sumitomo Mitsui Banking Corp.
    1.300%, 01/10/17.............................       1,000   1,003,324
                                                              -----------
TOTAL JAPAN......................................              13,911,334
                                                              -----------

NETHERLANDS -- (5.1%)
Aegon NV
    4.625%, 12/01/15.............................       3,489   3,695,695
Bank Nederlandse Gemeenten
    2.750%, 07/01/15.............................       9,500   9,766,323
Cooperatieve Centrale Raiffeisen-
 Boerenleenbank BA
    3.125%, 02/05/15............................. CAD   7,000   6,462,123
    2.125%, 10/13/15.............................       7,000   7,163,499
Deutsche Telekom International Finance BV
    4.875%, 07/08/14.............................       1,900   1,914,712
Nederlandse Waterschapsbank NV
    2.125%, 09/07/16............................. GBP  10,000  17,251,219
    2.125%, 02/09/17.............................       4,000   4,119,784
                                                              -----------
TOTAL NETHERLANDS................................              50,373,355
                                                              -----------

SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (6.5%)
Asian Development Bank
    1.000%, 12/15/16............................. GBP  10,000  16,800,416

DFA COMMODITY STRATEGY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (Continued)
Council Of Europe Development Bank
    1.750%, 12/19/16............................. GBP   9,000 $15,399,214
European Investment Bank
    6.500%, 09/10/14............................. NZD   2,531   2,201,862
    3.250%, 12/07/16............................. GBP   9,000  15,952,333
    4.875%, 01/17/17.............................       4,000   4,429,240
Nordic Investment Bank
    7.500%, 04/15/15............................. NZD  11,000   9,808,893
                                                              -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.....              64,591,958
                                                              -----------

SWEDEN -- (4.8%)
Kommuninvest I Sverige AB
    1.625%, 02/13/17.............................       4,500   4,579,524
Nordea Bank AB
    2.250%, 03/20/15.............................       5,250   5,337,434
    2.750%, 08/11/15............................. EUR   5,000   7,137,163
Svensk Exportkredit AB
    2.125%, 07/13/16.............................       7,000   7,214,739
    1.125%, 12/15/16............................. GBP   8,000  13,450,193
Svenska Handelsbanken AB
    3.125%, 07/12/16.............................       9,250   9,701,816
                                                              -----------
TOTAL SWEDEN.....................................              47,420,869
                                                              -----------

SWITZERLAND -- (0.2%)
Credit Suisse New York
    5.500%, 05/01/14.............................         250     250,000
    3.500%, 03/23/15.............................       1,000   1,027,387
UBS AG
    3.875%, 01/15/15.............................       1,163   1,190,763
                                                              -----------
TOTAL SWITZERLAND................................               2,468,150
                                                              -----------

UNITED KINGDOM -- (7.0%)
Barclays Bank P.L.C.
    5.200%, 07/10/14.............................       1,500   1,513,286
    5.000%, 09/22/16.............................       1,700   1,858,948
BP Capital Markets P.L.C.
    2.248%, 11/01/16.............................       1,500   1,549,867
British Telecommunications P.L.C.
    2.000%, 06/22/15.............................       3,100   3,147,253
    1.250%, 02/14/17.............................       1,200   1,200,980
Diageo Capital P.L.C.
    5.500%, 09/30/16.............................       2,000   2,222,518
Lloyds Bank P.L.C.
    4.875%, 01/21/16.............................       5,000   5,347,795
Network Rail Infrastructure Finance P.L.C.
    1.125%, 12/15/16............................. GBP  13,000  21,916,222

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
UNITED KINGDOM -- (Continued)
Rio Tinto Finance USA P.L.C.
    1.125%, 03/20/15.............................   $   3,850 $ 3,870,605
Royal Bank of Scotland Group P.L.C.
    2.550%, 09/18/15.............................       6,300   6,434,675
United Kingdom Gilt
    4.000%, 09/07/16............................. GBP   9,000  16,298,945
Vodafone Group P.L.C.
    1.625%, 03/20/17.............................       3,951   3,992,300
                                                              -----------
TOTAL UNITED KINGDOM.............................              69,353,394
                                                              -----------

UNITED STATES -- (39.8%)
AbbVie, Inc.
    1.200%, 11/06/15.............................       4,000   4,033,188
ACE INA Holdings, Inc.
    5.875%, 06/15/14.............................       1,250   1,257,925
    2.600%, 11/23/15.............................       3,295   3,396,292
Aflac, Inc.
    3.450%, 08/15/15.............................         800     830,077
Air Products & Chemicals, Inc.
    2.000%, 08/02/16.............................       3,615   3,714,076
Allstate Corp. (The)
    5.000%, 08/15/14.............................       2,130   2,156,955
Altria Group, Inc.
    4.125%, 09/11/15.............................       2,170   2,270,744
American Express Credit Corp.
    5.125%, 08/25/14.............................       1,700   1,724,789
    1.750%, 06/12/15.............................       1,200   1,216,949
    2.750%, 09/15/15.............................       2,250   2,317,511
American International Group, Inc.
    3.000%, 03/20/15.............................       6,000   6,131,724
Ameriprise Financial, Inc.
    5.650%, 11/15/15.............................         813     870,761
Amgen, Inc.
    1.875%, 11/15/14.............................       1,825   1,839,328
    4.850%, 11/18/14.............................       1,000   1,024,275
Anadarko Petroleum Corp.
    5.950%, 09/15/16.............................       7,000   7,802,207
Anheuser-Busch Cos., LLC
    5.600%, 03/01/17.............................       6,000   6,717,246
Anheuser-Busch InBev Worldwide, Inc.
    0.800%, 07/15/15.............................       2,000   2,007,986
Apache Corp.
    5.625%, 01/15/17.............................       1,500   1,676,985
Apple, Inc.
    0.450%, 05/03/16.............................      10,000   9,985,270
AT&T, Inc.
    2.500%, 08/15/15.............................       4,600   4,713,781
    2.400%, 08/15/16.............................       1,000   1,031,803
AutoZone, Inc.
    6.950%, 06/15/16.............................       3,000   3,352,830

DFA COMMODITY STRATEGY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
UNITED STATES -- (Continued)
Bank of America Corp.
    1.500%, 10/09/15............................. $     5,000 $5,047,845
    3.750%, 07/12/16.............................       1,500  1,583,795
Becton Dickinson and Co.
    1.750%, 11/08/16.............................       1,500  1,532,895
BlackRock, Inc.
    3.500%, 12/10/14.............................       2,000  2,039,420
Branch Banking & Trust Co.
    1.000%, 04/03/17.............................       4,400  4,374,432
Burlington Northern Santa Fe LLC
    4.875%, 01/15/15.............................         200    206,036
Capital One Financial Corp.
    7.375%, 05/23/14.............................       1,189  1,193,137
    2.150%, 03/23/15.............................       4,700  4,769,536
Cardinal Health, Inc.
    4.000%, 06/15/15.............................       3,000  3,103,776
Caterpillar Financial Services Corp.
    2.650%, 04/01/16.............................       5,000  5,183,800
    1.350%, 09/06/16.............................       2,000  2,022,410
CenterPoint Energy Resources Corp.
    6.150%, 05/01/16.............................       5,000  5,509,550
Charles Schwab Corp. (The)
    0.850%, 12/04/15.............................       3,000  3,011,052
Citigroup, Inc.
    6.375%, 08/12/14.............................         636    646,105
    5.300%, 01/07/16.............................       2,716  2,908,480
CNA Financial Corp.
    5.850%, 12/15/14.............................       3,277  3,383,843
Colgate-Palmolive Co.
    1.300%, 01/15/17.............................       9,723  9,822,758
Comcast Corp.
    4.950%, 06/15/16.............................       3,500  3,803,100
    6.500%, 01/15/17.............................       1,000  1,142,855
Comerica, Inc.
    3.000%, 09/16/15.............................       2,277  2,348,762
Computer Sciences Corp.
    2.500%, 09/15/15.............................       3,558  3,627,794
CVS Caremark Corp.
    3.250%, 05/18/15.............................       1,000  1,026,442
Devon Energy Corp.
    1.200%, 12/15/16.............................       6,970  6,994,270
DIRECTV Holdings LLC / DIRECTV Financing Co.,
 Inc.
    3.500%, 03/01/16.............................       5,000  5,228,415
Dominion Resources, Inc.
    5.150%, 07/15/15.............................       1,400  1,473,885
    2.250%, 09/01/15.............................       5,000  5,103,510
Dow Chemical Co. (The)
    2.500%, 02/15/16.............................       6,000  6,170,574

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
UNITED STATES -- (Continued)
Eastman Chemical Co.
    3.000%, 12/15/15............................. $     1,000 $1,031,645
Ecolab, Inc.
    1.000%, 08/09/15.............................       2,000  2,009,420
Enbridge Energy Partners L.P.
    5.350%, 12/15/14.............................       1,475  1,516,906
Energy Transfer Partners L.P.
    5.950%, 02/01/15.............................       1,200  1,245,289
Enterprise Products Operating LLC
    5.600%, 10/15/14.............................       2,666  2,725,740
EOG Resources, Inc.
    2.950%, 06/01/15.............................       2,440  2,503,725
    2.500%, 02/01/16.............................       6,000  6,176,352
Exelon Corp.
    4.900%, 06/15/15.............................         500    522,090
Express Scripts Holding Co.
    2.100%, 02/12/15.............................       4,000  4,046,036
    3.125%, 05/15/16.............................       1,975  2,069,859
Fifth Third Bancorp
    3.625%, 01/25/16.............................       1,000  1,047,258
Fifth Third Bank
    0.900%, 02/26/16.............................       2,000  2,006,010
Ford Motor Credit Co. LLC
    12.000%, 05/15/15............................       3,500  3,903,746
Freeport-McMoRan Copper & Gold, Inc.
    1.400%, 02/13/15.............................       3,996  4,017,051
GATX Corp.
    4.750%, 05/15/15.............................       5,240  5,449,532
General Electric Capital Corp.
    1.625%, 07/02/15.............................       2,000  2,026,782
Gilead Sciences, Inc.
    2.400%, 12/01/14.............................       3,000  3,033,834
Goldman Sachs Group, Inc. (The)
    3.300%, 05/03/15.............................       3,500  3,592,319
    3.625%, 02/07/16.............................       1,000  1,045,659
Google, Inc.
    2.125%, 05/19/16.............................       6,000  6,195,756
Hartford Financial Services Group, Inc. (The)
    4.000%, 03/30/15.............................       1,400  1,442,778
Hewlett-Packard Co.
    2.625%, 12/09/14.............................       1,300  1,315,326
    3.000%, 09/15/16.............................       2,000  2,089,060
Hillshire Brands Co. (The)
    2.750%, 09/15/15.............................       1,666  1,708,866
HSBC USA, Inc.
    2.375%, 02/13/15.............................       2,000  2,031,828
Humana, Inc.
    6.450%, 06/01/16.............................       4,500  4,984,564
John Deere Capital Corp.
    2.000%, 01/13/17.............................       1,500  1,542,779

DFA COMMODITY STRATEGY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
UNITED STATES -- (Continued)
Johnson Controls, Inc.
    5.500%, 01/15/16............................. $     1,282 $1,380,604
JPMorgan Chase & Co.
    3.700%, 01/20/15.............................       2,800  2,864,422
    3.400%, 06/24/15.............................       1,000  1,030,791
Kellogg Co.
    1.875%, 11/17/16.............................       2,000  2,045,472
KeyBank NA
    1.100%, 11/25/16.............................       1,000  1,002,819
KeyCorp
    3.750%, 08/13/15.............................       3,000  3,115,497
Kroger Co. (The)
    2.200%, 01/15/17.............................       1,000  1,022,849
Lorillard Tobacco Co.
    3.500%, 08/04/16.............................       4,000  4,217,560
Lowe's Cos., Inc.
    5.000%, 10/15/15.............................       1,050  1,116,116
Marathon Oil Corp.
    0.900%, 11/01/15.............................       1,140  1,143,298
Marsh & McLennan Cos., Inc.
    5.750%, 09/15/15.............................       1,916  2,041,019
Medtronic, Inc.
    4.750%, 09/15/15.............................       1,087  1,149,057
MetLife, Inc.
    5.500%, 06/15/14.............................       1,250  1,257,283
    5.000%, 06/15/15.............................         500    525,274
Mondelez International, Inc.
    4.125%, 02/09/16.............................       3,716  3,934,010
Morgan Stanley
    3.800%, 04/29/16.............................       6,000  6,313,998
Mylan, Inc.
    1.350%, 11/29/16.............................       2,038  2,044,962
NASDAQ OMX Group, Inc. (The)
    4.000%, 01/15/15.............................       2,800  2,859,839
Occidental Petroleum Corp.
    1.750%, 02/15/17.............................       1,000  1,016,805
Omnicom Group, Inc.
    5.900%, 04/15/16.............................       1,750  1,913,483
PepsiCo, Inc.
    0.700%, 08/13/15.............................       5,595  5,608,148
Philip Morris International, Inc.
    2.500%, 05/16/16.............................       3,224  3,347,154
Plains All American Pipeline L.P. / PAA Finance
 Corp.
    3.950%, 09/15/15.............................       2,830  2,951,823
PNC Funding Corp.
    5.400%, 06/10/14.............................       2,075  2,085,288
    4.250%, 09/21/15.............................         600    629,199
PPG Industries, Inc.
    1.900%, 01/15/16.............................       2,050  2,087,021
Progress Energy, Inc.
    5.625%, 01/15/16.............................       2,000  2,159,788

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
UNITED STATES -- (Continued)
Prudential Financial, Inc.
    3.875%, 01/14/15............................. $     1,000 $ 1,024,348
    6.200%, 01/15/15.............................       2,448   2,544,936
Quest Diagnostics, Inc.
    5.450%, 11/01/15.............................       4,000   4,263,368
Qwest Corp.
    7.500%, 10/01/14.............................       2,300   2,359,188
Reynolds American, Inc.
    1.050%, 10/30/15.............................       4,000   4,007,992
Safeway, Inc.
    5.625%, 08/15/14.............................       4,500   4,561,664
Sherwin-Williams Co. (The)
    3.125%, 12/15/14.............................       1,048   1,064,345
Southern Power Co.
    4.875%, 07/15/15.............................       3,660   3,835,362
Spectra Energy Capital LLC
    5.668%, 08/15/14.............................         955     967,956
Starbucks Corp.
    0.875%, 12/05/16.............................       1,000     997,725
SunTrust Banks, Inc.
    3.600%, 04/15/16.............................       4,000   4,202,588
TD Ameritrade Holding Corp.
    4.150%, 12/01/14.............................       2,350   2,399,547
Textron, Inc.
    6.200%, 03/15/15.............................       1,500   1,571,165
Thermo Fisher Scientific, Inc.
    3.200%, 05/01/15.............................       2,250   2,305,012
    2.250%, 08/15/16.............................       2,953   3,035,610
Time Warner Cable, Inc.
    3.500%, 02/01/15.............................       4,000   4,081,940
Time Warner, Inc.
    5.875%, 11/15/16.............................       1,000   1,118,598
Toyota Motor Credit Corp.
    2.000%, 09/15/16.............................      15,819  16,267,943
Union Bank NA
    3.000%, 06/06/16.............................       1,000   1,044,055
UnitedHealth Group, Inc.
    5.000%, 08/15/14.............................       1,170   1,184,872
    1.875%, 11/15/16.............................       1,000   1,023,950
Valero Energy Corp.
    4.500%, 02/01/15.............................         900     926,823
Verizon Communications, Inc.
    0.700%, 11/02/15.............................       3,000   3,005,145
Walgreen Co.
    1.000%, 03/13/15.............................       3,720   3,736,989
Walt Disney Co. (The)
    0.875%, 12/01/14.............................       1,500   1,504,547
    1.125%, 02/15/17.............................       2,000   2,010,470
WellPoint, Inc.
    5.000%, 12/15/14.............................       2,500   2,570,982
    5.250%, 01/15/16.............................       3,000   3,221,856
Wells Fargo & Co.
    3.750%, 10/01/14.............................       2,300   2,332,577
    1.250%, 02/13/15.............................       1,000   1,007,168

DFA COMMODITY STRATEGY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^    Value+
                                                      -------    ------
                                                       (000)
UNITED STATES -- (Continued)
    1.500%, 07/01/15............................. $     2,500 $  2,527,770
Western Union Co. (The)
    5.930%, 10/01/16.............................       2,348    2,591,974
Whirlpool Corp.
    1.350%, 03/01/17.............................       2,000    1,999,794
Williams Partners L.P.
    3.800%, 02/15/15.............................       2,300    2,355,662
Xerox Corp.
    4.250%, 02/15/15.............................       3,500    3,601,892
Yum! Brands, Inc.
    4.250%, 09/15/15.............................       2,485    2,601,350
Zimmer Holdings, Inc.
    1.400%, 11/30/14.............................       1,000    1,004,458
                                                              ------------
TOTAL UNITED STATES..............................              396,336,589
                                                              ------------
TOTAL BONDS......................................              822,234,992
                                                              ------------

                                                         Face
                                                        Amount^    Value+
                                                        -------    ------
                                                         (000)
AGENCY OBLIGATIONS -- (6.8%)
Federal National Mortgage Association
      0.500%, 03/30/16............................. $    27,000 $ 27,039,879
      1.375%, 11/15/16.............................      30,000   30,503,160
      0.750%, 04/20/17.............................      10,000    9,948,320
                                                                ------------
TOTAL AGENCY OBLIGATIONS...........................               67,491,359
                                                                ------------

U.S. TREASURY OBLIGATIONS -- (10.6%)
U.S. Treasury Notes
++^^  0.375%, 11/15/15.............................      75,000   75,161,100
      0.875%, 12/31/16.............................      30,000   30,112,500
                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS....................              105,273,600
                                                                ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $988,722,714)..............................              $994,999,951
                                                                ============

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                             Investments in Securities (Market Value)
                                          ---------------------------------------------
                                           Level 1      Level 2    Level 3     Total
                                          ---------- ------------  ------- ------------
Bonds
  Australia..............................         -- $ 51,245,670    --    $ 51,245,670
  Canada.................................         --   74,182,591    --      74,182,591
  Finland................................         --   15,533,550    --      15,533,550
  France.................................         --    7,712,550    --       7,712,550
  Germany................................         --   29,104,982    --      29,104,982
  Japan..................................         --   13,911,334    --      13,911,334
  Netherlands............................         --   50,373,355    --      50,373,355
  Supranational Organization Obligations.         --   64,591,958    --      64,591,958
  Sweden.................................         --   47,420,869    --      47,420,869
  Switzerland............................         --    2,468,150    --       2,468,150
  United Kingdom.........................         --   69,353,394    --      69,353,394
  United States..........................         --  396,336,589    --     396,336,589
Agency Obligations.......................         --   67,491,359    --      67,491,359
U.S. Treasury Obligations................         --  105,273,600    --     105,273,600
Swap Agreements**........................         --     (984,679)   --        (984,679)
Futures Contracts**...................... $2,080,114           --    --       2,080,114
Forward Currency Contracts**.............         --   (1,248,175)   --      (1,248,175)
                                          ---------- ------------    --    ------------
TOTAL.................................... $2,080,114 $992,767,097    --    $994,847,211
                                          ========== ============    ==    ============

  **Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment. (Note H)

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.
                       DFA COMMODITY STRATEGY PORTFOLIO

               CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

ASSETS:
Investments at Value................................................................... $    995,000
Temporary Cash.........................................................................       31,914
Foreign Currencies at Value............................................................            3
Cash...................................................................................       60,813
Receivables:
  Interest.............................................................................        7,580
  Fund Shares Sold.....................................................................        4,131
Unrealized Gain on Swap Contracts......................................................        1,856
Unrealized Gain on Forward Currency Contracts..........................................           88
Prepaid Expenses and Other Assets......................................................           52
                                                                                        ------------
     Total Assets......................................................................    1,101,437
                                                                                        ------------
LIABILITIES:
Payables:
  Investment Securities Purchased......................................................       15,686
  Fund Shares Redeemed.................................................................          292
  Due to Advisor.......................................................................          260
  Futures Margin Variation.............................................................          461
Unrealized Loss on Swap Contracts......................................................        2,841
Unrealized Loss on Forward Currency Contracts..........................................        1,336
Accrued Expenses and Other Liabilities.................................................           28
                                                                                        ------------
     Total Liabilities.................................................................       20,904
                                                                                        ------------
NET ASSETS............................................................................. $  1,080,533
                                                                                        ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)................................................  116,897,142
                                                                                        ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE............................... $       9.24
                                                                                        ============
Investments at Cost.................................................................... $    988,723
                                                                                        ============
Foreign Currencies at Cost............................................................. $          3
                                                                                        ============
NET ASSETS CONSIST OF:
Paid-In Capital........................................................................ $    979,846
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income).        1,470
Accumulated Net Realized Gain (Loss)...................................................       93,054
Net Unrealized Foreign Exchange Gain (Loss)............................................       (1,209)
Net Unrealized Appreciation (Depreciation).............................................        7,372
                                                                                        ------------
NET ASSETS............................................................................. $  1,080,533
                                                                                        ============
(1) NUMBER OF SHARES AUTHORIZED........................................................  300,000,000
                                                                                        ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.
                       DFA COMMODITY STRATEGY PORTFOLIO

                     CONSOLIDATED STATEMENT OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

Investment Income
  Interest........................................................................................ $  4,382
                                                                                                   --------
     Total Investment Income......................................................................    4,382
                                                                                                   --------
Expenses
  Investment Advisory Services Fees...............................................................    1,639
  Accounting & Transfer Agent Fees................................................................       27
  Custodian Fees..................................................................................       12
  Filing Fees.....................................................................................       46
  Shareholders' Reports...........................................................................       17
  Directors'/Trustees' Fees & Expenses............................................................        5
  Professional Fees...............................................................................       18
  Other...........................................................................................        5
                                                                                                   --------
     Total Expenses...............................................................................    1,769
                                                                                                   --------
  Fees (Waived), Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note D).     (305)
  Fees Paid Indirectly............................................................................       (4)
                                                                                                   --------
  Net Expenses....................................................................................    1,460
                                                                                                   --------
  Net Investment Income (Loss)....................................................................    2,922
                                                                                                   --------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold....................................................................    1,752
    Futures.......................................................................................    4,295
    Swap Contracts................................................................................   91,609
    Foreign Currency Transactions.................................................................   (4,519)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency....................................................    3,495
    Futures.......................................................................................    2,648
    Swap Contracts................................................................................    4,601
    Translation of Foreign Currency Denominated Amounts...........................................     (435)
                                                                                                   --------
  Net Realized and Unrealized Gain (Loss).........................................................  103,446
                                                                                                   --------
Net Increase (Decrease) in Net Assets Resulting from Operations................................... $106,368
                                                                                                   ========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.
                       DFA COMMODITY STRATEGY PORTFOLIO

               CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                                        Six Months     Year
                                                                                           Ended      Ended
                                                                                         April 30,   Oct. 31,
                                                                                           2014        2013
                                                                                        ----------- ---------
                                                                                        (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)......................................................... $    2,922  $   4,128
  Net Realized Gain (Loss) on:
    Investment Securities Sold.........................................................      1,752        952
    Futures............................................................................      4,295     (1,683)
    Swap Contracts.....................................................................     91,609    (68,369)
    Foreign Currency Transactions......................................................     (4,519)    (1,229)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency.........................................      3,495         75
    Futures............................................................................      2,648       (717)
    Swap Contracts.....................................................................      4,601     (6,861)
    Translation of Foreign Currency Denominated Amounts................................       (435)       715
                                                                                        ----------  ---------
     Net Increase (Decrease) in Net Assets Resulting from Operations...................    106,368    (72,989)
                                                                                        ----------  ---------
Distributions From:
  Net Investment Income:
    Institutional Class Shares.........................................................     (2,952)    (2,493)
  Net Short-Term Gains:
    Institutional Class Shares.........................................................       (379)      (472)
  Net Long-Term Gains:
    Institutional Class Shares.........................................................       (474)      (472)
                                                                                        ----------  ---------
     Total Distributions...............................................................     (3,805)    (3,437)
                                                                                        ----------  ---------
Capital Share Transactions (1):
  Shares Issued........................................................................    382,881    552,864
  Shares Issued in Lieu of Cash Distributions..........................................      3,737      3,267
  Shares Redeemed......................................................................   (194,962)  (151,470)
                                                                                        ----------  ---------
     Net Increase (Decrease) from Capital Share Transactions...........................    191,656    404,661
                                                                                        ----------  ---------
     Total Increase (Decrease) in Net Assets...........................................    294,219    328,235
Net Assets
  Beginning of Period..................................................................    786,314    458,079
                                                                                        ----------  ---------
  End of Period........................................................................ $1,080,533  $ 786,314
                                                                                        ==========  =========
(1) Shares Issued and Redeemed:
  Shares Issued........................................................................     44,947     63,019
  Shares Issued in Lieu of Cash Distributions..........................................        435        366
  Shares Redeemed......................................................................    (23,182)   (17,417)
                                                                                        ----------  ---------
     Net Increase (Decrease) from Shares Issued and Redeemed...........................     22,200     45,968
                                                                                        ==========  =========
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income). $    1,470  $   1,500

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.
                       DFA COMMODITY STRATEGY PORTFOLIO

                       CONSOLIDATED FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                                        Six Months       Year       Year
                                                                                           Ended        Ended      Ended
                                                                                         April 30,     Oct. 31,   Oct. 31,
                                                                                           2014          2013       2012
----------------------------------------------------------------------------------------------------------------------------
                                                                                        (Unaudited)
Net Asset Value, Beginning of Period.................................................. $     8.30     $   9.40   $   9.77
                                                                                       ----------     --------   --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)....................................................       0.03         0.06       0.07
  Net Gains (Losses) on Securities (Realized and Unrealized)..........................       0.95        (1.10)     (0.37)
                                                                                       ----------     --------   --------
   Total from Investment Operations...................................................       0.98        (1.04)     (0.30)
----------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income...............................................................      (0.03)       (0.04)     (0.06)
  Net Realized Gains..................................................................      (0.01)       (0.02)     (0.01)
                                                                                       ----------     --------   --------
   Total Distributions................................................................      (0.04)       (0.06)     (0.07)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period........................................................ $     9.24     $   8.30   $   9.40
====================================================================================== ===========    ========   ========
Total Return..........................................................................      11.82%(D)   (11.15)%    (3.08)%
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)................................................. $1,080,533     $786,314   $458,079
Ratio of Expenses to Average Net Assets...............................................       0.33%(E)     0.34%      0.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses
 and/or Recovery of Previously Waived Fees and Fees Paid Indirectly)..................       0.40%(E)     0.40%      0.41%
Ratio of Net Investment Income to Average Net Assets..................................       0.66%(E)     0.66%      0.79%
Portfolio Turnover Rate...............................................................         39%(D)       64%        69%
----------------------------------------------------------------------------------------------------------------------------

                                                                                            Period
                                                                                       Nov. 9, 2010(a)
                                                                                       to Oct. 31, 2011
----------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period..................................................     $  10.00
                                                                                           --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)....................................................         0.07
  Net Gains (Losses) on Securities (Realized and Unrealized)..........................        (0.27)
                                                                                           --------
   Total from Investment Operations...................................................        (0.20)
----------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income...............................................................        (0.03)
  Net Realized Gains..................................................................           --
                                                                                           --------
   Total Distributions................................................................        (0.03)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period........................................................     $   9.77
====================================================================================== ================
Total Return..........................................................................        (2.02)%(D)
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).................................................     $230,781
Ratio of Expenses to Average Net Assets...............................................         0.47%(C)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses
 and/or Recovery of Previously Waived Fees and Fees Paid Indirectly)..................         0.53%(C)(E)
Ratio of Net Investment Income to Average Net Assets..................................         0.64%(C)(E)
Portfolio Turnover Rate...............................................................           50%(D)
----------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


A. Organization:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose shares are generally offered, without a sales charge, to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of seventy-seven operational portfolios, one of which, DFA Commodity Strategy Portfolio (the "Portfolio"), is included in this section of the report. The remaining operational portfolios are presented in separate reports.

   The Portfolio wholly owns and controls Dimensional Cayman Commodity Fund I, LTD. (the "Subsidiary"), a company organized under the laws of the Cayman Islands. The Subsidiary is not registered as an investment company under the 1940 Act.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolio utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

   Debt securities held by the Portfolio are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These valuations are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolio are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy. Swap contracts generally are valued at a price at which the counterparties to such contracts would repurchase the instrument or terminate the contracts. These valuations are categorized as Level 2 in the hierarchy.

   Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Portfolio's investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the six months ended April 30, 2014, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Portfolio.

   2. Deferred Compensation Plan: Each eligible Director/Trustee of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2014, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   3. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or its Portfolios are allocated using methods approved by the Board, generally based on average net assets.

C. Basis for Consolidation:

   The Subsidiary commenced operations on November 9, 2010. The Portfolio commenced reporting on a consolidated basis as of such commencement date in accordance with the accounting principles relating to reporting of a wholly-owned subsidiary. The Portfolio will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Subsidiary. The Subsidiary participates in the same investment goal as the Portfolio. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Portfolio) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio. The portion of the Portfolio's or Subsidiary's assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial.

   To the extent of the Portfolio's investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio.

   The Subsidiary is classified as a controlled foreign corporation under Subchapter M of the Internal Revenue Code. Therefore, the Portfolio is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Portfolio in the current period nor carried forward to offset taxable income in future periods.

   As of April 30, 2014, the Portfolio held $234,587,322 in the Subsidiary, representing 21.30% of the Portfolio's total assets. The accompanying consolidated financial statements include all assets, liabilities, revenues and expenses of the Portfolio and its wholly-owned Subsidiary. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

D. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides investment advisory services to the Portfolio. For the six months ended April 30, 2014, the investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.30% of the Portfolio's average daily net assets.

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the "Fee Waiver Agreement"), the Advisor has contractually agreed to waive all or a portion of the management fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses to no more than 0.55% of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that the amount of such reimbursement will not cause the annualized Portfolio Expenses of the Portfolio to exceed the Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2015, and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement will continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. At April 30, 2014, there were no previously waived fees subjected to future recovery by the Advisor.

   The Subsidiary has entered into a separate contract with the Advisor whereby the Advisor or its affiliates provide investment advisory and other services to the Subsidiary. For the investment advisory services it provides, the Advisor is entitled to a fee from the Subsidiary equal to 0.30% of the Subsidiary's average net assets on an annualized basis; however, pursuant to a contractual agreement, the Advisor has agreed to waive the management fee of the Subsidiary.

   For the six months ended April 30, 2014, approximately $305 (in thousands) of the Subsidiary's management fees were waived pursuant to the Subsidiary fee waiver agreement.

Earned Income Credit:

   In addition, the Portfolio has entered into an arrangement with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolio's custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. During the six months ended April 30, 2014, expenses reduced were as follows (amounts in thousands):

                                                    Fees Paid
                                                    Indirectly
                                                    ----------
                  DFA Commodity Strategy Portfolio.     $4

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2014, the total related amounts paid by the Fund to the CCO were $130 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

E. Deferred Compensation:

   At April 30, 2014, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

                     DFA Commodity Strategy Portfolio. $7

F. Purchases and Sales of Securities:

   For the six months ended April 30, 2014, the Portfolio made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

                                       U.S. Government    Other Investment
                                          Securities         Securities
                                      ------------------ ------------------
                                      Purchases  Sales   Purchases  Sales
                                      --------- -------- --------- --------
    DFA Commodity Strategy Portfolio. $140,824  $189,777 $430,523  $144,111

G. Federal Income Taxes:

   The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2013, primarily attributable to adjustments between financial and tax reporting related to the Subsidiary, the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for tax purposes, reversal of bank income/loss from controlled foreign corporation and net foreign currency gains/losses, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                     Increase       Increase
                                                    (Decrease)     (Decrease)
                                     Increase     Undistributed   Accumulated
                                    (Decrease)    Net Investment  Net Realized
                                  Paid-In Capital     Income     Gains (Losses)
                                  --------------- -------------- --------------
DFA Commodity Strategy Portfolio.    $(69,244)       $(1,951)       $71,195

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2012 and October 31, 2013 were as follows (amounts in thousands):

                                       Net Investment
                                         Income and
                                         Short-Term     Long-Term
                                       Capital Gains  Capital Gains Total
                                       -------------- ------------- ------
     DFA Commodity Strategy Portfolio
     2012.............................     $2,410         $ 37      $2,447
     2013.............................      2,965          472       3,437

   At October 31, 2013, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                  Undistributed                                 Total Net
                                  Net Investment                              Distributable
                                    Income and   Undistributed   Unrealized     Earnings
                                    Short-Term     Long-Term    Appreciation  (Accumulated
                                  Capital Gains  Capital Gains (Depreciation)    Losses)
                                  -------------- ------------- -------------- -------------
DFA Commodity Strategy Portfolio.     $1,150         $451         $(3,362)       $(1,761)

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2013, the Portfolio did not have any capital loss carryforwards.

   At April 30, 2014, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                          Net
                                                                       Unrealized
                                  Federal   Unrealized   Unrealized   Appreciation
                                  Tax Cost Appreciation Depreciation (Depreciation)
                                  -------- ------------ ------------ --------------
DFA Commodity Strategy Portfolio. $988,723    $7,163       $(886)        $6,277

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio's tax positions and has concluded that no additional provision for income tax is required in the Portfolio's financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Financial Instruments:

   In accordance with the Portfolio's investment objective and policies, the Portfolio may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolio may be inhibited.

Derivative Financial Instruments:

   Summarized below are the specific types of derivative instruments used by the Portfolio. The Portfolio may gain exposure to commodity markets by investing up to 25% of the Portfolio's total assets in the Subsidiary. The Subsidiary may invest without limitation in commodity-linked notes, swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on commodities. The accompanying consolidated schedule of investments includes investments of the Portfolio and its wholly-owned Subsidiary.

   2. Forward Currency Contracts: The Portfolio may enter into forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge the Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statement of Operations as the change in unrealized appreciation or depreciation from translation of foreign currency denominated amounts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statement of Operations as a net realized gain or loss on foreign currency transactions.

   At April 30, 2014, the Portfolio had entered into the following contracts and the net unrealized foreign exchange gain (loss) is reflected in the accompanying financial statements (amounts in thousands):

DFA Commodity Strategy Portfolio*

                                                                   Unrealized
                                                                     Foreign
  Settlement Currency                     Contract     Value at     Exchange
     Date    Amount**      Currency        Amount   April 30, 2014 Gain (Loss)
  ---------- -------- ------------------ ---------  -------------- -----------
   05/22/14   (7,148) Canadian Dollar    $  (6,490)   $  (6,518)     $   (28)
   06/09/14  (12,144) Euro                 (16,724)     (16,846)        (122)
   05/13/14  (14,127) New Zealand Dollar   (12,259)     (12,171)          88
   05/08/14  (89,475) UK Pound Sterling   (149,876)    (151,062)      (1,186)
                                         ---------    ---------      -------
                                         $(185,349)   $(186,597)     $(1,248)
                                         =========    =========      =======

* During the six months ended April 30, 2014, the Portfolio's average contract amount of forward currency contracts was $159,130 (in thousands):

**Positive Currency Amount represents a purchase contract and a Currency Amount in parentheses represents a sale contract.

   Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

   3. Commodity-Linked Derivatives: The Portfolio and the Subsidiary invest in commodity-linked derivative instruments, such as swap agreements, commodity options, futures, options on futures, and structured notes. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity securities, fixed income securities and commodity spot prices.

   4. Swap Agreements: The Portfolio may enter into swap agreements with respect to commodities, interest rates and indexes of commodities or securities, specific securities and commodities, and mortgage, credit and event-linked swaps, and to the extent the Portfolio may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies.

   The Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to seek to increase total return (speculation), to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

   A swap agreement may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap) or, in some instances, must be transacted through an futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). Swap agreements are contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. In a cleared swap, the Portfolio's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution.

   An investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. The Portfolio may also enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

   Most swap agreements entered into by the Portfolio will calculate the obligations of the parties to the agreement on a "net" basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid to avoid any potential leveraging of the Portfolio's portfolio.

   Because uncleared swaps are two-party contracts and may have terms of greater than seven days, these swap agreements may be considered to be illiquid. In addition, because uncleared swaps are not traded on exchanges, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty beyond any collateral received. The types of swap agreements in which the Portfolio invests do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss is limited to the net amount of interest payments that the Portfolio is contractually obligated to make or receive.

   Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap, but it does not eliminate those risks completely. Among other risks, there is a risk of loss by the Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position in a swap contract.

Futures Activities:

   The Portfolio may enter into commodity, foreign currency, interest rate and commodity or securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges.

   5. Futures Contracts: A commodity futures contract provides for the future sale by one party and the future purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the future purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities and commodities indexes are typically capitalization or production weighted, respectively. A securities index or commodities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

   Payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." As a result of the small margin deposit that is required, a small change in the market price of a futures contract can produce major losses.

   At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). However, there is no assurance that an active market will exist at any particular time. Once the daily fluctuation limit has been reached in a particular contract, most futures exchanges restrict trades at a price beyond that limit or trading may be suspended for specified periods during the day. Such restrictions prevent prompt liquidation of futures positions at an advantageous price potentially subjecting the Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

   The price volatility of commodity futures contracts has been historically greater than that for traditional securities, such as stocks and bonds, and there are a variety of factors associated with commodity futures contracts which may subject the Portfolio's investments in the contracts to greater volatility than investments in traditional securities.

   6. Options on Futures Contracts: The Portfolio may purchase and write put and call options on foreign currency, interest rate and stock and commodity index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

   An option on a currency, interest rate or commodity or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). The value of the option changes daily, and that change would be reflected in the net asset value of the Portfolio.

   The Portfolio may enter into options and futures transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position.

   At April 30, 2014, the Subsidiary had the following outstanding commodity-linked futures contracts (dollar amounts in thousands):

                               Expiration Number of  Contract Unrealized
      Description                 Date    Contracts*  Amount  Gain (Loss)
      -----------              ---------- ---------- -------- -----------
      Brent Crude Oil Futures.  08/14/14      39      $4,146     $(45)
      CBT Wheat Futures.......  07/14/14      72       2,597       91
      Coffee 'C' Futures......  07/21/14      34       2,625      278
      Copper Futures..........  07/29/14      58       4,390       39
      Corn Futures............  07/14/14     242       6,280      276
      Cotton No.2 Futures.....  07/09/14      24       1,131        1
      Gasoline RBOB Futures...  06/30/14      21       2,583       51
      Gold 100 oz Futures.....  08/27/14      61       7,905       72

                                 Expiration Number of  Contract Unrealized
     Description                    Date    Contracts*  Amount  Gain (Loss)
     -----------                 ---------- ---------- -------- -----------
     KCB Wheat Futures..........  07/14/14      24         975        54
     LME Nickel Futures.........  07/16/14      16       1,760       199
     LME Prime Aluminum Futures.  07/14/14      69       3,095         3
     LME Zinc Futures...........  07/14/14      29       1,482        31
     Lean Hogs Futures..........  07/15/14      35       1,714         1
     Live Cattle Futures........  08/29/14      39       2,123        39
     NY Harbor ULSD Futures.....  06/30/14      20       2,456         2
     Natural Gas Futures........  06/26/14     153       7,410       514
     Silver Futures.............  07/29/14      27       2,588      (108)
     Soybean Futures............  07/14/14     160      12,101       395
     Soybean Meal Futures.......  07/14/14      42       2,074       161
     Soybean Oil Futures........  07/14/14      81       2,047        34
     Sugar #11 Futures..........  06/30/14     143       2,838       (11)
     WTI Crude Futures..........  06/20/14      59       5,847         3
                                                       -------    ------
                                                       $80,167    $2,080
                                                       =======    ======

  The Subsidiary's securities have been segregated as collateral for open futures contracts.

* During the six months ended April 30, 2014 the Subsidiary's average notional contract amount of outstanding futures contracts was $51,214 (in thousands).

   At April 30, 2014, the Subsidiary had the following outstanding commodity total return swaps, which are typically on custom commodity indices that include exposure to various precious metal, energy and agricultural commodities (dollar amounts in thousands):

                                                                           Unrealized
                                   Commodity   Expiration      Notional   Appreciation
Counterparty                       Exposure       Date         Amount*   (Depreciation)
------------                     -----------   ----------     ---------  --------------
Citibank, N.A................... Index**        06/30/14  USD $(248,143)     $ (33)
Citibank, N.A................... Natural Gas    07/02/14  USD    66,808       (994)
Citibank, N.A................... Natural Gas    09/02/14  USD   (66,402)       979
Credit Suisse................... Corn           05/30/14  USD   (38,583)       244
Credit Suisse................... Corn           05/30/14  USD   (11,958)       135
Credit Suisse................... Index**        05/30/14  USD  (229,756)       (31)
Credit Suisse................... Corn           05/30/14  USD    12,113       (214)
Credit Suisse................... Corn           05/30/14  USD    38,888       (686)
Deutsche Bank AG, London Branch. Soybean        05/30/14  USD   (33,784)       498
Deutsche Bank AG, London Branch. Index**        05/30/14  USD  (276,178)       (37)
Deutsche Bank AG, London Branch. Soybean        05/30/14  USD    40,782       (814)
UBS AG.......................... Index**        07/31/14  USD  (240,093)       (32)
                                                              ---------      -----
                                                              $(986,306)     $(985)
                                                              =========      =====

  The Portfolio received cash collateral of $7,300 (in thousands) and securities with a market value of $11,592 (in thousands) for swap contracts.

* During the six months ended April 30, 2014 the Subsidiary's average notional value of outstanding swap contracts was $1,003,468 (in thousands).

**Swap is exposed to the 22 commodities in the Dow Jones-UBS Commodity Index.

   The following is a summary of the location of derivatives on the Portfolio's Statement of Assets and Liabilities as of April 30, 2014:

                           Location on the Statement of Assets and Liabilities
                           ---------------------------------------------------
 Derivative Type              Asset Derivatives        Liability Derivatives
 ---------------           ------------------------   ------------------------
 Commodity Contracts                                  Payables: Futures Margin
                                                        Variation

 Foreign Exchange          Unrealized Gain on         Unrealized Loss on
   Contracts                 Forward Currency           Forward Currency
                             Contracts                  Contracts

 Other Contracts           Unrealized Gain on Swap    Unrealized Loss on Swap
                             Contracts                  Contracts

   The following is a summary of the Portfolio's derivative instrument holdings categorized by primary risk exposure as of April 30, 2014 (amounts in thousands):

                                                     Asset Derivatives Value
                                           -------------------------------------------
                                            Total Value    Foreign
                                                 at       Exchange  Commodity   Swap
                                           April 30, 2014 Contracts Contracts Contracts
-                                          -------------- --------- --------- ---------
Dimensional Cayman Commodity Fund I, LTD..      4,188          88     2,244*    1,856

                                                   Liability Derivatives Value
                                           -------------------------------------------
                                            Total Value    Foreign
                                                 at       Exchange  Commodity   Swap
                                           April 30, 2014 Contracts Contracts Contracts
-                                          -------------- --------- --------- ---------
Dimensional Cayman Commodity Fund I, LTD..     (4,341)     (1,336)     (164)*  (2,841)

* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reporting within the Statement of Assets and Liabilities.

   The following is a summary of the location on the Portfolio's Statement of Operations of realized and change in unrealized gains and losses from the Portfolio's derivative instrument holdings for the six months ended April 30, 2014:

Derivative Type             Location of Gain (Loss) on Derivatives Recognized in Income
---------------             -----------------------------------------------------------
Commodity Contracts         Net Realized Gain (Loss) on: Futures Change in Unrealized Appreciation
                              (Depreciation) of: Futures

Foreign Exchange Contracts  Net Realized Gain (Loss) on: Foreign Currency Transactions Change in
                              Unrealized Appreciation (Depreciation) of: Translation of Foreign Currency
                              Denominated Amounts

Other Contracts             Net Realized Gain (Loss) on: Swap Contracts Change in Unrealized
                              Appreciation (Depreciation) of: Swap Contracts

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolio's derivative instrument holdings categorized by primary risk exposure through the six months ended April 30, 2014 (amounts in thousands):

                                                 Realized Gain (Loss) on
                                             Derivatives Recognized in Income
                                           ------------------------------------
                                                   Foreign
                                                  Exchange  Commodity   Swap
                                           Total  Contracts Contracts Contracts
                                           ------ --------- --------- ---------
Dimensional Cayman Commodity Fund I, LTD.. 91,460  (4,444)    4,295    91,609


                                                   Change in Unrealized
                                              Appreciation (Depreciation) on
                                             Derivatives Recognized in Income
                                            -----------------------------------
                                                   Foreign
                                                  Exchange  Commodity   Swap
                                            Total Contracts Contracts Contracts
                                            ----- --------- --------- ---------
 Dimensional Cayman Commodity Fund I, LTD.. 6,786   (463)     2,648     4,601

Offsetting of Derivative Assets and Derivative Liabilities

   The following tables present the Portfolio's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolio as of April 30, 2014 (Amounts in thousands):

                                                        Gross Amounts Not
                                                          Offset in the
                                                           Consolidated
                                                           Statement of
                                                      Assets and Liabilities
                                                    -----------------------
                                    Net Amounts of
                                        Assets
                                     Presented in
                          Gross    the Consolidated                                                Gross
                        Amounts of   Statement of                      Cash                     Amounts of
                        Recognized    Assets and       Financial    Collateral    Net           Recognized
Description             Assets (a)   Liabilities    Instruments (b)  Received  Amount (c) -   Liabilities (a)
------------------------------------------------------------------------------------------    ----------------
                                                     Assets
                        ------------------------------------------------------------------    ---------------
DFA Commodity Strategy
 Portfolio
  Forward Currency
   Contracts...........   $   88        $   88               --         --        $88             $1,336
  Swap Contracts.......    1,856         1,856          $(1,856)(f)     --(f)      --              2,841

                                             Gross Amounts Not
                                               Offset in the
                                                Consolidated
                                                Statement of
                                           Assets and Liabilities
                                         --------------------------
                          Net Amounts
                         of Liabilities
                          Presented in
                        the Consolidated
                          Statement of                      Cash
                           Assets and       Financial    Collateral    Net
Description               Liabilities    Instruments (d)  Pledged   Amount (e)
------------------------------------------------------------------------------
                                      Liabilities
                        -------------------------------------------------------
DFA Commodity Strategy
 Portfolio
  Forward Currency
   Contracts...........      $1,336               --         --       $1,336
  Swap Contracts.......       2,841          $(2,841)(f)     --           --

(a)No amounts have been netted against the gross amounts recognized in the Statement of Assets and Liabilities

(b)Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(c)Represents the net amount due from counterparties in the event of default.

(d)Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(e)Represents the net amount due to counterparties in the event of default.

(f)The actual collateral received is greater than the amount shown here due to overcollateralization.

I. Line of Credit:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit was scheduled to expire on March 3, 2014, however, effective March 3, 2014, the term was extended until March 2, 2015.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 10, 2014 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 9, 2015.

   There were no borrowings by the Portfolio under the lines of credit during the six months ended April 30, 2014.

J. Indemnitees; Contractual Obligations:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Other:

   At April 30, 2014, three shareholders held 84% of outstanding shares of the Portfolio. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

L. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Portfolio and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                               Six Months Ended April 30, 2014
  EXPENSE TABLES
                                       Beginning  Ending              Expenses
                                        Account  Account   Annualized   Paid
                                         Value    Value     Expense    During
                                       11/01/13  04/30/14    Ratio*   Period*
                                       --------- --------- ---------- --------
  DFA International Value Portfolio**
  -----------------------------------
  Actual Fund Return
   Class R2 Shares.................... $1,000.00 $1,052.50    0.68%    $3.46
   Institutional Class Shares......... $1,000.00 $1,053.80    0.43%    $2.19
  Hypothetical 5% Annual Return
   Class R2 Shares.................... $1,000.00 $1,021.42    0.68%    $3.41
   Institutional Class Shares......... $1,000.00 $1,022.66    0.43%    $2.16

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                    Beginning  Ending              Expenses
                                     Account  Account   Annualized   Paid
                                      Value    Value     Expense    During
                                    11/01/13  04/30/14    Ratio*   Period*
                                    --------- --------- ---------- --------
     U.S. Large Company Portfolio
     ----------------------------
     Actual Fund Return............ $1,000.00 $1,083.40    0.08%    $0.41
     Hypothetical 5% Annual Return. $1,000.00 $1,024.40    0.08%    $0.40

----------
* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

**The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund (Affiliated Investment Company).

                       DIMENSIONAL INVESTMENT GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on March 31, 2014. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

   The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Affiliated Investment Company's holdings which reflect the investments by category.

FEEDER FUND

                                           Affiliated Investment Company
                                           -----------------------------
        DFA International Value Portfolio.             100.0%

DOMESTIC EQUITY PORTFOLIO

                         U.S. Large Company Portfolio
              Consumer Discretionary.......................  11.8%
              Consumer Staples.............................   9.9%
              Energy.......................................  10.6%
              Financials...................................  13.9%
              Health Care..................................  13.2%
              Industrials..................................  10.7%
              Information Technology.......................  18.5%
              Materials....................................   3.5%
              Real Estate Investment Trusts................   2.2%
              Telecommunication Services...................   2.5%
              Utilities....................................   3.2%
                                                            -----
                                                            100.0%

                       DFA INTERNATIONAL VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                                 Value+
                                                             --------------
     AFFILIATED INVESTMENT COMPANY -- (100.0%)
     Investment in The DFA International Value Series of
       The DFA Investment Trust Company..................... $7,124,146,659
                                                             --------------
        TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY
          (Cost $5,792,632,219)............................. $7,124,146,659
                                                             ==============

Summary of the Portfolio's Master Fund's investments as of April 30, 2014, based on their valuation inputs, is located within this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                         U.S. LARGE COMPANY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                  Percentage
                                          Shares      Value+    of Net Assets**
                                          ------      ------    ---------------
 COMMON STOCKS -- (96.6%)
 Consumer Discretionary -- (11.4%)
 *   Amazon.com, Inc....................   115,310 $ 35,069,230            0.7%
     Comcast Corp. Class A..............   807,950   41,819,492            0.8%
     Home Depot, Inc. (The).............   436,507   34,706,672            0.7%
     McDonald's Corp....................   306,833   31,106,730            0.6%
     Walt Disney Co. (The)..............   505,068   40,072,095            0.8%
     Other Securities...................            433,654,316            8.1%
                                                   ------------           -----
 Total Consumer Discretionary...........            616,428,535           11.7%
                                                   ------------           -----
 Consumer Staples -- (9.5%)
     Altria Group, Inc..................   617,723   24,776,870            0.5%
     Coca-Cola Co. (The)................ 1,174,494   47,907,610            0.9%
     CVS Caremark Corp..................   366,516   26,653,044            0.5%
     PepsiCo, Inc.......................   471,917   40,532,951            0.8%
     Philip Morris International, Inc...   491,361   41,976,970            0.8%
     Procter & Gamble Co. (The).........   840,453   69,379,395            1.3%
     Wal-Mart Stores, Inc...............   501,495   39,974,166            0.7%
     Other Securities...................            222,247,299            4.2%
                                                   ------------           -----
 Total Consumer Staples.................            513,448,305            9.7%
                                                   ------------           -----
 Energy -- (10.2%)
     Chevron Corp.......................   591,771   74,279,096            1.4%
     ConocoPhillips.....................   380,055   28,241,887            0.5%
     Exxon Mobil Corp................... 1,339,451  137,173,177            2.6%
     Occidental Petroleum Corp..........   246,347   23,587,725            0.4%
     Schlumberger, Ltd..................   405,232   41,151,310            0.8%
     Other Securities...................            247,777,364            4.8%
                                                   ------------           -----
 Total Energy...........................            552,210,559           10.5%
                                                   ------------           -----
 Financials -- (13.4%)
     American Express Co................   283,252   24,764,722            0.5%
     American International Group, Inc..   453,816   24,111,244            0.5%
     Bank of America Corp............... 3,275,795   49,595,536            0.9%
 *   Berkshire Hathaway, Inc. Class B...   558,002   71,898,558            1.4%
     Citigroup, Inc.....................   941,208   45,093,275            0.9%
     JPMorgan Chase & Co................ 1,173,799   65,709,268            1.2%
     Wells Fargo & Co................... 1,484,218   73,676,582            1.4%
     Other Securities...................            369,599,648            6.9%
                                                   ------------           -----
 Total Financials.......................            724,448,833           13.7%
                                                   ------------           -----
 Health Care -- (12.8%)
     AbbVie, Inc........................   492,392   25,643,775            0.5%
     Amgen, Inc.........................   234,029   26,152,741            0.5%
     Bristol-Myers Squibb Co............   509,604   25,526,064            0.5%
 *   Gilead Sciences, Inc...............   476,811   37,424,895            0.7%
     Johnson & Johnson..................   876,872   88,818,365            1.7%
     Merck & Co., Inc...................   911,502   53,377,557            1.0%
     Pfizer, Inc........................ 1,978,510   61,887,793            1.2%
     Other Securities...................            369,084,402            6.9%
                                                   ------------           -----
 Total Health Care......................            687,915,592           13.0%
                                                   ------------           -----

U.S. LARGE COMPANY PORTFOLIO
CONTINUED

                                                                                      Percentage
                                                           Shares        Value+     of Net Assets**
                                                           ------        ------     ---------------
Industrials -- (10.4%)
      3M Co..............................................    195,143 $   27,142,440            0.5%
      Boeing Co. (The)...................................    211,998     27,351,982            0.5%
      General Electric Co................................  3,109,960     83,626,824            1.6%
      Union Pacific Corp.................................    141,054     26,860,913            0.5%
      United Technologies Corp...........................    260,999     30,884,012            0.6%
      Other Securities...................................               363,864,275            6.9%
                                                                     --------------          ------
Total Industrials........................................               559,730,446           10.6%
                                                                     --------------          ------
Information Technology -- (17.9%)
      Apple, Inc.........................................    276,489    163,153,394            3.1%
      Cisco Systems, Inc.................................  1,596,738     36,900,615            0.7%
*     Facebook, Inc. Class A.............................    529,529     31,655,244            0.6%
*     Google, Inc. Class A...............................     87,499     46,801,465            0.9%
*     Google, Inc. Class C...............................     87,499     46,082,223            0.9%
      Intel Corp.........................................  1,541,166     41,133,721            0.8%
      International Business Machines Corp...............    303,417     59,612,338            1.1%
      MasterCard, Inc. Class A...........................    316,300     23,263,865            0.4%
      Microsoft Corp.....................................  2,341,401     94,592,600            1.8%
      Oracle Corp........................................  1,073,425     43,881,614            0.8%
      QUALCOMM, Inc......................................    524,183     41,258,444            0.8%
      Visa, Inc. Class A.................................    157,121     31,834,286            0.6%
      Other Securities...................................               305,937,266            5.8%
                                                                     --------------          ------
Total Information Technology.............................               966,107,075           18.3%
                                                                     --------------          ------
Materials -- (3.4%)
      Other Securities...................................               182,878,835            3.5%
                                                                     --------------          ------
Real Estate Investment Trusts -- (2.1%)
      Other Securities...................................               115,836,157            2.2%
                                                                     --------------          ------
Telecommunication Services -- (2.4%)
      AT&T, Inc..........................................  1,613,962     57,618,443            1.1%
      Verizon Communications, Inc........................  1,283,626     59,983,843            1.2%
      Other Securities...................................                 9,773,159            0.1%
                                                                     --------------          ------
Total Telecommunication Services.........................               127,375,445            2.4%
                                                                     --------------          ------
Utilities -- (3.1%)
      Other Securities...................................               165,559,104            3.1%
                                                                     --------------          ------
TOTAL COMMON STOCKS......................................             5,211,938,886           98.7%
                                                                     --------------          ------
TEMPORARY CASH INVESTMENTS -- (1.1%)
      State Street Institutional Liquid Reserves, 0.074%. 61,231,350     61,231,350            1.2%
                                                                     --------------          ------

                                                           Shares/
                                                            Face
                                                           Amount
                                                           -------
                                                            (000)
SECURITIES LENDING COLLATERAL -- (2.3%)
(S)@  DFA Short Term Investment Fund..................... 10,498,920    121,472,506            2.3%
                                                                     --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,765,040,167)................................              $5,394,642,742          102.2%
                                                                     ==============          ======

U.S. LARGE COMPANY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      Investments in Securities (Market Value)
                                 --------------------------------------------------
                                    Level 1       Level 2    Level 3     Total
                                 -------------- ------------ ------- --------------
Common Stocks
  Consumer Discretionary........ $  616,428,535           --   --    $  616,428,535
  Consumer Staples..............    513,448,305           --   --       513,448,305
  Energy........................    552,210,559           --   --       552,210,559
  Financials....................    724,448,833           --   --       724,448,833
  Health Care...................    687,915,592           --   --       687,915,592
  Industrials...................    559,730,446           --   --       559,730,446
  Information Technology........    966,107,075           --   --       966,107,075
  Materials.....................    182,878,835           --   --       182,878,835
  Real Estate Investment Trusts.    115,836,157           --   --       115,836,157
  Telecommunication Services....    127,375,445           --   --       127,375,445
  Utilities.....................    165,559,104           --   --       165,559,104
Temporary Cash Investments......     61,231,350           --   --        61,231,350
Securities Lending Collateral...             -- $121,472,506   --       121,472,506
Futures Contracts**.............        591,423           --   --           591,423
                                 -------------- ------------   --    --------------
TOTAL........................... $5,273,761,659 $121,472,506   --    $5,395,234,165
                                 ============== ============   ==    ==============

  **Not reflected in the Summary Schedule of Portfolio Holdings, valued at the unrealized appreciation/(depreciation) on the investment. (Note H)

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                                                 DFA        U.S. Large
                                                                                            International    Company
                                                                                           Value Portfolio  Portfolio
                                                                                           --------------- ------------
ASSETS:
Investments in Affiliated Investment Company at Value..................................... $    7,124,147  $         --
Investments at Value (including $0 and $119,833 of securities on loan, respectively)...... $           --  $  5,211,939
Temporary Cash Investments at Value & Cost................................................             --        61,231
Collateral from Securities on Loan Invested in Affiliate at Value & Cost..................             --       121,473
Segregated Cash for Futures Contracts.....................................................             --         2,898
Receivables:
  Dividends, Interest and Tax Reclaims....................................................             --         4,830
  Securities Lending Income...............................................................             --            20
  Fund Shares Sold........................................................................         12,953         4,910
  Futures Margin Variation................................................................             --           214
Prepaid Expenses and Other Assets.........................................................             67            49
                                                                                           --------------  ------------
     Total Assets.........................................................................      7,137,167     5,407,564
                                                                                           --------------  ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned........................................................             --       121,473
  Investment Securities Purchased.........................................................             --         1,550
  Fund Shares Redeemed....................................................................          2,655         2,873
  Due to Advisor..........................................................................          1,150           242
Accrued Expenses and Other Liabilities....................................................            273           583
                                                                                           --------------  ------------
     Total Liabilities....................................................................          4,078       126,721
                                                                                           --------------  ------------
NET ASSETS................................................................................ $    7,133,089  $  5,280,843
                                                                                           ==============  ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares -- based on net assets of $11,702 and $0 and shares outstanding of
 583,059 and 0, respectively.............................................................. $        20.07  $        N/A
                                                                                           ==============  ============
NUMBER OF SHARES AUTHORIZED...............................................................    100,000,000           N/A
                                                                                           ==============  ============
Institutional Class Shares -- based on net assets of $7,121,387 and $5,280,843 and shares
 outstanding of 355,005,317 and 354,982,901, respectively................................. $        20.06  $      14.88
                                                                                           ==============  ============
NUMBER OF SHARES AUTHORIZED...............................................................  1,500,000,000   900,000,000
                                                                                           ==============  ============
Investments in Affiliated Investment Companies at Cost.................................... $    5,792,632  $         --
                                                                                           --------------  ------------
Investments at Cost....................................................................... $           --  $  2,582,337
                                                                                           ==============  ============
NET ASSETS CONSIST OF:
Paid-In Capital........................................................................... $    6,259,382  $  2,983,253
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)....         60,195        13,361
Accumulated Net Realized Gain (Loss)......................................................       (518,400)     (345,964)
Net Unrealized Foreign Exchange Gain (Loss)...............................................            397            --
Net Unrealized Appreciation (Depreciation)................................................      1,331,515     2,630,193
                                                                                           --------------  ------------
NET ASSETS................................................................................ $    7,133,089  $  5,280,843
                                                                                           ==============  ============

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                        DFA
                                                                                   International U.S. Large
                                                                                       Value      Company
                                                                                    Portfolio*   Portfolio
                                                                                   ------------- ----------
Investment Income
  Net Investment Income Allocated from Affiliated Investment Companies:
  Dividends (Net of Foreign Taxes Withheld of $8,558 and $0, respectively)........   $201,665     $     --
  Interest........................................................................          1           --
  Income from Securities Lending..................................................      4,138           --
  Expenses Allocated from Affiliated Investment Company...........................     (7,284)          --
                                                                                     --------     --------
     Total Net Investment Income Received from Affiliated Investment Companies....    198,520           --
                                                                                     --------     --------
Fund Investment Income
  Dividends (Net of Foreign Taxes Withheld of $0 and $4, respectively)............   $     --     $ 52,445
  Interest........................................................................         --            2
  Income from Securities Lending..................................................         --          120
                                                                                     --------     --------
     Total Investment Income......................................................         --       52,567
                                                                                     --------     --------
Expenses
  Investment Advisory Services Fees...............................................         --          634
  Administrative Services Fees....................................................      6,682          887
  Accounting & Transfer Agent Fees................................................         32          148
  S&P 500(R) Fees.................................................................         --           51
  Shareholder Servicing Fees -- Class R2 Shares...................................          8           --
  Custodian Fees..................................................................         --           31
  Filing Fees.....................................................................         63           41
  Shareholders' Reports...........................................................         65           45
  Directors'/Trustees' Fees & Expenses............................................         44           35
  Professional Fees...............................................................         22          111
  Other...........................................................................         24           25
                                                                                     --------     --------
     Total Expenses...............................................................      6,940        2,008
                                                                                     --------     --------
  Net Expenses....................................................................      6,940        2,008
                                                                                     --------     --------
  Net Investment Income (Loss)....................................................    191,580       50,559
                                                                                     --------     --------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold**..................................................     93,970       45,964
    Futures.......................................................................         --        7,403
    Foreign Currency Transactions.................................................        262           --
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency....................................     74,672      305,650
    Futures.......................................................................        (25)      (1,675)
    Translation of Foreign Currency Denominated Amounts...........................         49           --
                                                                                     --------     --------
  Net Realized and Unrealized Gain (Loss).........................................    168,928      357,342
                                                                                     --------     --------
Net Increase (Decrease) in Net Assets Resulting from Operations...................   $360,508     $407,901
                                                                                     ========     ========

----------
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).
**Net of foreign capital gain taxes withheld of $6 and $0, respectively.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                  DFA International Value    U.S. Large Company
                                                                         Portfolio                Portfolio
                                                                  -----------------------  ----------------------
                                                                  Six Months      Year     Six Months     Year
                                                                     Ended       Ended        Ended      Ended
                                                                   April 30,    Oct. 31,    April 30,   Oct. 31,
                                                                     2014         2013        2014        2013
                                                                  ----------- -----------  ----------- ----------
                                                                  (Unaudited)              (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)................................... $  191,580  $   177,660  $   50,559  $   95,270
  Capital Gain Distributions Received from Investment Securities.         --           --          --         409
  Net Realized Gain (Loss) on:
    Investment Securities Sold*..................................     93,970      296,792      45,964     180,412
    Futures......................................................         --       (1,213)      7,403       8,021
    Foreign Currency Transactions................................        262       (1,636)         --          --
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency...................     74,672      993,902     305,650     780,086
    Futures......................................................        (25)          27      (1,675)      2,321
    Translation of Foreign Currency Denominated Amounts..........         49          396          --          --
                                                                  ----------  -----------  ----------  ----------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations.................................................    360,508    1,465,928     407,901   1,066,519
                                                                  ----------  -----------  ----------  ----------
Distributions From:
  Net Investment Income:
    Class R2 Shares..............................................       (119)        (218)         --          --
    Institutional Class Shares...................................   (145,688)    (189,040)    (49,877)    (94,840)
                                                                  ----------  -----------  ----------  ----------
     Total Distributions.........................................   (145,807)    (189,258)    (49,877)    (94,840)
                                                                  ----------  -----------  ----------  ----------
Capital Share Transactions (1):
  Shares Issued..................................................    812,590    1,466,636     370,836     774,924
  Shares Issued in Lieu of Cash Distributions....................    141,263      178,512      43,658      82,335
  Shares Redeemed................................................   (563,337)  (1,881,241)   (409,011)   (948,938)
                                                                  ----------  -----------  ----------  ----------
     Net Increase (Decrease) from Capital Share Transactions.....    390,516     (236,093)      5,483     (91,679)
                                                                  ----------  -----------  ----------  ----------
     Total Increase (Decrease) in Net Assets.....................    605,217    1,040,577     363,507     880,000
Net Assets
  Beginning of Period............................................  6,527,872    5,487,295   4,917,336   4,037,336
                                                                  ----------  -----------  ----------  ----------
  End of Period.................................................. $7,133,089  $ 6,527,872  $5,280,843  $4,917,336
                                                                  ==========  ===========  ==========  ==========
(1) Shares Issued and Redeemed:
  Shares Issued..................................................     41,533       83,922      25,748      62,326
  Shares Issued in Lieu of Cash Distributions....................      7,230       10,436       3,057       6,727
  Shares Redeemed................................................    (28,832)    (107,838)    (28,360)    (76,529)
                                                                  ----------  -----------  ----------  ----------
     Net Increase (Decrease) from Shares Issued and
      Redeemed...................................................     19,931      (13,480)        445      (7,476)
                                                                  ==========  ===========  ==========  ==========
Undistributed Net Investment Income (Distributions in Excess
 of Net Investment Income)....................................... $   60,195  $    14,422  $   13,361  $   12,679

----------
* Net of foreign capital gain taxes withheld of $6, $2, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                       DFA International Value Portfolio-Class R2 Shares+
                                                   ----------------------------------------------------------
                                                   Six Months      Year     Year     Year      Year     Year
                                                      Ended       Ended    Ended    Ended     Ended    Ended
                                                    April 30,    Oct. 31, Oct. 31, Oct. 31,  Oct. 31, Oct. 31,
                                                      2014         2013     2012     2011      2010     2009
---------------------------------------------------------------------------------------------------------------
                                                   (Unaudited)
Net Asset Value, Beginning of Period..............   $ 19.46      $15.72   $15.83   $17.82    $17.13   $13.58
                                                     -------      ------   ------   ------    ------   ------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)................      0.55        0.49     0.51     0.53      0.37     0.42
  Net Gains (Losses) on Securities (Realized and
   Unrealized)....................................      0.46        3.77    (0.13)   (2.00)     1.29     4.10
                                                     -------      ------   ------   ------    ------   ------
   Total from Investment Operations...............      1.01        4.26     0.38    (1.47)     1.66     4.52
---------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income...........................     (0.40)      (0.52)   (0.49)   (0.52)    (0.97)   (0.97)
                                                     -------      ------   ------   ------    ------   ------
   Total Distributions............................     (0.40)      (0.52)   (0.49)   (0.52)    (0.97)   (0.97)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period....................   $ 20.07      $19.46   $15.72   $15.83    $17.82   $17.13
=================================================  ===========   ======== ======== ========  ======== ========
Total Return......................................      5.25%(D)   27.61%    2.70%   (8.53)%   10.60%   34.86%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).............   $11,702      $5,517   $6,407   $6,102    $4,952   $3,443
Ratio of Expenses to Average Net Assets (B).......      0.68%(E)    0.69%    0.71%    0.71%     0.72%    0.74%
Ratio of Net Investment Income to Average Net
 Assets...........................................      5.65%(E)    2.84%    3.33%    2.97%     2.11%    2.96%
---------------------------------------------------------------------------------------------------------------

                                                          DFA International Value Portfolio-Institutional Class Shares
                                                   --------------------------------------------------------------------------
                                                    Six Months       Year        Year         Year        Year        Year
                                                       Ended        Ended       Ended        Ended       Ended       Ended
                                                     April 30,     Oct. 31,    Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,
                                                       2014          2013        2012         2011        2010        2009
------------------------------------------------------------------------------------------------------------------------------
                                                    (Unaudited)
Net Asset Value, Beginning of Period.............. $    19.45     $    15.72  $    15.83  $    17.81   $    16.46  $    12.54
                                                   ----------     ----------  ----------  ----------   ----------  ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)................       0.56           0.52        0.54        0.58         0.39        0.40
  Net Gains (Losses) on Securities (Realized and
   Unrealized)....................................       0.47           3.78       (0.12)      (1.99)        1.34        3.92
                                                   ----------     ----------  ----------  ----------   ----------  ----------
   Total from Investment Operations...............       1.03           4.30        0.42       (1.41)        1.73        4.32
------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income...........................      (0.42)         (0.57)      (0.53)      (0.57)       (0.38)      (0.40)
                                                   ----------     ----------  ----------  ----------   ----------  ----------
   Total Distributions............................      (0.42)         (0.57)      (0.53)      (0.57)       (0.38)      (0.40)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.................... $    20.06     $    19.45  $    15.72  $    15.83   $    17.81  $    16.46
=================================================  ===========    ==========  ==========  ==========   ==========  ==========
Total Return......................................       5.38%(D)      27.90%       2.98%      (8.26)%      10.94%      35.11%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)............. $7,121,387     $6,522,355  $5,480,888  $5,287,323   $5,157,857  $4,437,846
Ratio of Expenses to Average Net Assets (B).......       0.43%(E)       0.43%       0.45%       0.45%        0.45%       0.46%
Ratio of Net Investment Income to Average Net
 Assets...........................................       5.73%(E)       3.00%       3.54%       3.26%        2.34%       3.00%
------------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.
+ All per share amounts and net assets values prior to November 19, 2010 have been adjusted as a result of the reverse stock split on November 19, 2010. (Note G)

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                           U.S. Large Company Portfolio
                                                   -------------------------------------------------------------------------
                                                    Six Months       Year        Year        Year         Year          Year
                                                       Ended        Ended       Ended       Ended        Ended         Ended
                                                     April 30,     Oct. 31,    Oct. 31,    Oct. 31,     Oct. 31,      Oct. 31,
                                                       2014          2013        2012        2011         2010          2009
--------------------------------------------------------------------------------------------------------------------------------
                                                    (Unaudited)
Net Asset Value, Beginning of Period.............. $    13.87     $    11.15  $     9.90  $     9.34  $     8.16    $   7.62
                                                   ----------     ----------  ----------  ----------  ----------    --------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).................       0.14           0.27        0.22        0.19        0.18        0.18
 Net Gains (Losses) on Securities (Realized and
   Unrealized)....................................       1.01           2.71        1.25        0.56        1.15        0.55
                                                   ----------     ----------  ----------  ----------  ----------    --------
   Total from Investment Operations...............       1.15           2.98        1.47        0.75        1.33        0.73
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income............................      (0.14)         (0.26)      (0.22)      (0.19)      (0.15)      (0.19)
                                                   ----------     ----------  ----------  ----------  ----------    --------
   Total Distributions............................      (0.14)         (0.26)      (0.22)      (0.19)      (0.15)      (0.19)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.................... $    14.88     $    13.87  $    11.15  $     9.90  $     9.34    $   8.16
=================================================  ===========    ==========  ==========  ==========  ==========    ========
Total Return......................................       8.34%(D)      27.10%      15.02%       8.09%      16.47%      10.07%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)............. $5,280,843     $4,917,336  $4,037,336  $3,762,013  $3,712,973    $785,689
Ratio of Expenses to Average Net Assets...........       0.08%(E)       0.09%       0.10%       0.10%       0.10%**     0.10%(B)
Ratio of Expenses to Average Net Assets
 (Excluding Waivers and Assumptions of Expenses
 and/or Recovery of Previously Waived Fees and
 Fees Paid Indirectly)............................       0.08%(E)       0.10%       0.10%       0.10%       0.11%**     0.13%(B)
Ratio of Net Investment Income to Average Net
 Assets...........................................       1.99%(E)       2.13%       2.10%       1.95%       1.99%       2.53%
Portfolio Turnover Rate...........................          2%(D)          3%          4%          4%          1%*       N/A
--------------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.
* For the period September 10, 2010 through October 31, 2010. Effective September 10, 2010, the Portfolio directly invests in securities rather than through The U.S. Large Company Series.
**Represents the combined ratios for the portfolio and, for the period
  November 1, 2009 through September 9, 2010, its respective pro-rata share of The U.S. Large Company Series.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


A. Organization:

   Dimensional Investment Group, Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, two of which, DFA International Value Portfolio and U.S. Large Company Portfolio (the "Portfolios"), are presented in this section of the report. The remaining operational portfolios are presented in separate reports.

   DFA International Value Portfolio (the "Feeder Fund") primarily invests its assets in The DFA International Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At April 30, 2014, the Feeder Fund owned 75% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Fund.

   On March 1, 2010, the Board of Directors of DFA Investment Dimensions Group Inc. and the Fund approved an Agreement and Plan of Reorganization (the "Plan") which provided that (i) U.S. Large Company Institutional Index Portfolio (the "Acquiring Fund"), a portfolio of the Fund would acquire substantially all of the assets of U.S. Large Company Portfolio (the "Target Fund"), a portfolio of DFA Investment Dimensions Group Inc. in exchange solely for shares of capital stock of the Acquiring Fund; (ii) the shares of the Acquiring Fund would be distributed to the shareholders of the Target Fund according to their respective interests in the Target Fund; and (iii) the Target Fund would be liquidated and dissolved (the "Reorganization"). In conjunction with completing the Reorganization, the Acquiring Fund would change its name to "U.S. Large Company Portfolio." The Reorganization took place on May 7, 2010 and the Acquiring Fund changed its name to U.S. Large Company Portfolio effective
May 8, 2010.

   The purpose of the transaction was to lower fees for the shareholders of the Target Fund and create operating efficiencies from economies of scale.

   The Reorganization was accomplished by a tax-free exchange of the following shares on May 7, 2010:

                                                                                          Value
Target Fund                     Shares           Acquiring Fund             Shares    (in thousands)
-----------                   ---------- -------------------------------- ----------- --------------
                                         U.S. Large Company
U.S. Large Company Portfolio. 83,482,168   Institutional Index Portfolio  311,973,980   $2,731,987

   The net assets, including net unrealized appreciation (depreciation) of the Target Fund, immediately before the acquisition were as follows (in thousands):

                                         Unrealized Appreciation
Target Fund                   Net Assets     (Depreciation)               Acquiring Fund          Net Assets
-----------                   ---------- -----------------------  ------------------------------- ----------
                                                                  U.S. Large Company
U.S. Large Company Portfolio. $2,731,987        $315,984            Institutional Index Portfolio  $870,696

   Assuming the acquisition had been completed on November 1, 2009, U.S. Large Company Portfolio's result of operations for the year ended October 31, 2010 would have been as follows (in thousands):

      Net Investment Income.................................. $ 71,681(a)
      Net Realized and Unrealized Gain (Loss) on Investments.  501,073(b)
                                                              --------
      Net Increase in Net Assets Resulting from Operations... $572,754
                                                              ========

(a)$43,125 as reported in the Statement of Operations, plus $27,799 Net Investment Income from U.S. Large Company Portfolio pre-merger, plus $757 of pro-forma eliminated expenses.

(b)$596,596 as reported in the Statement of Operations, less $95,523 Net Realized and Unrealized Gain (Loss) on Investments from U.S. Large Company Portfolio pre-merger.

   Because both U.S. Large Company Portfolio and U.S. Large Company Institutional Index Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

   Prior to September 10, 2010, U.S. Large Company Portfolio invested substantially all of its assets in shares of The U.S. Large Company Series. At the close of business on September 9, 2010, U.S. Large Company Portfolio received its pro-rata share of cash and securities from The U.S. Large Company Series in a complete liquidation of its interest in the Series. Effective September 10, 2010, U.S. Large Company Portfolio invests directly in securities rather than through the Series and maintains the same investment objective.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   The Feeder Fund's investment reflects its proportionate interest in the net assets of the Series. This valuation is classified as Level 1 in the hierarchy.

   Securities held by U.S. Large Company Portfolio, including over-the-counter securities, are valued at the last quoted sale price at the close of the exchanges on which they are principally traded (official closing price). Securities held by the Portfolio that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Portfolio values the securities at the mean of the most recent quoted bid and asked prices which approximate fair value. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of Dimensional Fund Advisors LP) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by U.S. Large Company Portfolio are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the

Summary Schedule of Portfolio Holdings/Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the six months ended April 30, 2014, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Portfolios.

   2. Deferred Compensation Plan: Each eligible Director/Trustee of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2014, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   3. Other: The Feeder Fund recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

   Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of the Feeder Fund. Income, gains and losses, and common expenses of the Feeder Fund are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

C. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides administrative services to the Portfolios, including supervision of services provided by others, providing information to shareholders and the Board, and other administrative services. The Advisor provides investment advisory services to the U.S. Large Company Portfolio and the Series. The Advisor receives no additional compensation for the investment advisory services it provides to the Feeder Fund. For the six months ended April 30, 2014, the Portfolios' administrative services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

                   DFA International Value Portfolio.  0.20%
                   U.S. Large Company Portfolio*..... 0.035%

   For the six months ended April 30, 2014, the U.S. Large Company Portfolio's investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

                     U.S. Large Company Portfolio*. 0.025%

   Prior to February 28, 2014, the Portfolio was provided administrative services under an administrative agreement. Effective February 28, 2014, the administrative agreement and investment advisory agreement for the Portfolio was combined into an investment management agreement that provides for an investment management fee, equal to the Portfolio's previous investment advisory services fee and administrative services fee, payable to the Advisor for both investment advisory services and administrative services.

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees, including administration/advisory fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreement for the Portfolios will remain in effect through February 28, 2015, and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the six months ended April 30, 2014, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). The Portfolios are not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

                                                                          Previously
                                                           Recovery      Waived Fees/
                                                         of Previously     Expenses
                                                         Waived Fees/       Assumed
                                            Expense        Expenses    Subject to Future
                                       Limitation Amount    Assumed        Recovery
                                       ----------------- ------------- -----------------
Institutional Class Shares
U.S. Large Company Portfolio (1)......       0.08%            $40            $432

Class R2 Shares
DFA International Value Portfolio (2).       0.79%             --              --

   (1) Effective August 1, 2013, the Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through investment in other investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") of the Portfolio so that the Portfolio Expenses, on an annualized basis, do not exceed the rate listed above as a percentage of the Portfolio's average net assets (the "Expense Limitation Amount"). At any time that the annualized Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount listed above for the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery will not cause the annualized Portfolio Expenses of the Portfolio to exceed the Expense Limitation Amount, as listed above.

   Prior to August 1, 2013, the Advisor contractually agreed to waive all or a portion of its administration fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through investment in other investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") of the Portfolio so that such Portfolio Expenses did not exceed 0.10% of the Portfolio's average net assets on an annualized basis (the "Previous Expense Limitation Amount"). At any time that the Portfolio Expenses of the Portfolio were less than the Previous Expense Limitation Amount, the Advisor retained the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery did not cause the Portfolio's annualized Portfolio Expenses to exceed the Previous Expense Limitation Amount.

   (2) The Advisor has contractually agreed to assume the direct expenses of the Class R2 shares of the Portfolio (excluding management fees and custodian fees and excluding any applicable 12b-1 fees) to the extent necessary to limit the annualized expenses of the Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) to the rate listed above as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the annualized expenses of the Class R2 shares of the Portfolio are less than the Expense Limitation Amount listed above for such class of shares, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized expenses of the Class R2 shares of the Portfolio to exceed the Expense Limitation Amount, as listed above.

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2014, the total related amounts paid by the Fund to the CCO were $15 (in thousands). The total related amounts paid by each Portfolio are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

   At April 30, 2014, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

                    DFA International Value Portfolio. $201
                    U.S. Large Company Portfolio......  255

E. Purchases and Sales of Securities:

   For the six months ended April 30, 2014, U.S. Large Company Portfolio made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

                                              Purchases  Sales
                                              --------- -------
                U.S. Large Company Portfolio.  $95,742  $76,223

   There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2013, primarily attributable to net foreign currency gains/losses, foreign capital gains tax reclass and realized gains on securities considered to be "passive foreign investment companies", were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                              Increase       Increase
                                             (Decrease)     (Decrease)
                                           Undistributed   Accumulated
                                           Net Investment  Net Realized
                                               Income     Gains (Losses)
                                           -------------- --------------
        DFA International Value Portfolio.    $(1,204)        $1,204
        U.S. Large Company Portfolio......         --             --

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2012 and October 31, 2013 were as follows (amounts in thousands):

                                              Net Investment
                                                Income and
                                                Short-Term
                                              Capital Gains   Total
                                              -------------- --------
           DFA International Value Portfolio
           2012..............................    $180,966    $180,966
           2013..............................     189,258     189,258
           U.S. Large Company Portfolio
           2012..............................      81,785      81,785
           2013..............................      94,840      94,840

   At October 31, 2013, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                   Undistributed                                             Total Net
                                   Net Investment                                          Distributable
                                     Income and                    Other      Unrealized     Earnings
                                     Short-Term   Capital Loss   Temporary   Appreciation  (Accumulated
                                   Capital Gains  Carryforwards Differences (Depreciation)    Losses)
                                   -------------- ------------- ----------- -------------- -------------
DFA International Value Portfolio.    $19,332       $(611,811)         --     $1,251,780    $  659,301
U.S. Large Company Portfolio......     12,923        (180,406)    $46,568      2,060,725     1,939,810

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2013, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

                                         Expires on October 31,
                                         ----------------------
                                           2016       2017       2018    Total
                                          --------    -------   ------- --------
      DFA International Value Portfolio. $611,811         --         -- $611,811
      U.S. Large Company Portfolio......   55,911    $80,822    $43,673  180,406

   During the year ended October 31, 2013, the Portfolios utilized the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

                  DFA International Value Portfolio. $295,092
                  U.S. Large Company Portfolio......  166,609

   At April 30, 2014, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                             Net
                                                                          Unrealized
                                    Federal    Unrealized   Unrealized   Appreciation
                                    Tax Cost  Appreciation Depreciation (Depreciation)
                                   ---------- ------------ ------------ --------------
DFA International Value Portfolio. $5,798,069  $1,326,078          --     $1,326,078
U.S. Large Company Portfolio......  2,767,776   2,696,937    $(70,070)     2,626,867

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in the Portfolios' financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Capital Share Transactions:

   The capital share transactions by class were as follows (amounts in thousands):

                                                        Six Months Ended         Year Ended
                                                         April 30, 2014        Oct. 31, 2013
                                                       ------------------  ---------------------
                                                           (Unaudited)
                                                       ------------------
                                                         Amount    Shares     Amount     Shares
                                                       ---------  -------  -----------  --------
DFA International Value Portfolio
Class R2 Shares
 Shares Issued........................................ $   9,212      465  $     1,969       112
 Shares Issued in Lieu of Cash Distributions..........       119        6          218        13
 Shares Redeemed......................................    (3,420)    (172)      (4,454)     (249)
                                                       ---------  -------  -----------  --------
Net Increase (Decrease) -- Class R2 Shares............ $   5,911      299  $    (2,267)     (124)
                                                       =========  =======  ===========  ========
Institutional Class Shares
 Shares Issued........................................ $ 803,378   41,068  $ 1,464,667    83,810
 Shares Issued in Lieu of Cash Distributions..........   141,144    7,224      178,294    10,423
 Shares Redeemed......................................  (559,917) (28,660)  (1,876,787) (107,589)
                                                       ---------  -------  -----------  --------
Net Increase (Decrease) -- Institutional Class Shares. $ 384,605   19,632  $  (233,826)  (13,356)
                                                       =========  =======  ===========  ========

   On October 29, 2010, the Board of Directors/Trustees adopted a Plan of Recapitalization of the Feeder Fund's Class R2 Shares. On November 19, 2010, a reverse stock split was executed whereby each shareholder of Class R2 Shares received one share for every 2.631 shares held. The purpose of the reverse split was to reduce the number of Class R2 Shares, thereby increasing the net asset value of each Class R2 Share outstanding in order to more closely align the net asset value with the net asset value of the Feeder Fund's Institutional Class Shares. The per share data in the financial highlights, capital share activity in the statements of changes in net assets and the outstanding shares and net asset value as of October 31, 2010 in the Statement of Assets and Liabilities have been adjusted retroactively to reflect the reverse stock splits for the respective Class R2 Shares.

H. Financial Instruments:

   In accordance with U.S. Large Company Portfolio's investment objective and policies, the Portfolio may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

Derivative Financial Instruments:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   1. Futures Contracts: The Portfolios may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. Government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolios could lose more than the initial margin requirements. Entering into stock index futures subjects the Portfolios to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   At April 30, 2014, the U.S. Large Company Portfolio had outstanding futures contracts (dollar amounts in thousands):

                                                                           Unrealized Approximate
                                            Expiration Number of  Contract    Gain       Cash
                         Description           Date    Contracts*  Value     (Loss)   Collateral
                    ----------------------- ---------- ---------- -------- ---------- -----------
U.S. Large Company
  Portfolio........ S&P 500 Index(R) Emini   06/20/14     692     $64,975     $591      $2,898

* During the six months ended April 30, 2014, U.S. Large Company Portfolio's average notional contract amount of outstanding futures contracts was $56,884 (in thousands).

   The following is a summary of the location of derivatives on the U.S. Large Company Portfolio's Statement of Assets and Liabilities as of April 30, 2014:

                                Location on the Statements of Assets and
                                              Liabilities
                           ---------------------------------------------------
 Derivative Type              Asset Derivatives        Liability Derivatives
 ---------------           ------------------------   ------------------------
 Equity contracts......... Receivables: Futures
                           Margin Variation

   The following is a summary of the U.S. Large Company Portfolio's derivative instrument holdings categorized by primary risk exposure as of April 30, 2014 (amounts in thousands):

                                           Asset Derivatives Value
                                       ------------------------------
                                        Total Value
                                             at
                                       April 30, 2014 Equity Contracts
         -                             -------------- ----------------
         U.S. Large Company Portfolio.      $591            $591*

* Includes cumulative appreciation (depreciation) of futures contracts. Only current day's margin variation is reporting within the Statements of Assets and Liabilities.

   The following is a summary of the location of realized and change in unrealized gains and losses on the U.S. Large Company Portfolio's Statement of Operations for the Portfolio's derivative instrument holdings for the six months ended April 30, 2014:

 Derivative Type   Location of Gain (Loss) on Derivatives Recognized in Income
 ---------------   -----------------------------------------------------------
 Equity contracts     Net Realized Gain (Loss) on: Futures
                      Change in Unrealized Appreciation (Depreciation) of:
                        Futures

   The following is a summary of the realized and change in unrealized gains and losses from the U.S. Large Company Portfolio's direct investment in derivative instrument holdings categorized by primary risk exposure through the six months ended April 30, 2014 (amounts in thousands):

                                           Realized Gain (Loss) on
                                           Derivatives Recognized in Income
                                           --------------------------------
                                                             Equity
                                               Total          Contracts
                                           ---------      -------------
             U.S. Large Company Portfolio.  $7,403           $7,403

                                            Change in Unrealized
                                           Appreciation (Depreciation) on
                                           Derivatives Recognized in Income
                                           -------------------------------
                                                             Equity
                                               Total          Contracts
                                           ---------      -------------
             U.S. Large Company Portfolio.  $(1,675)         $(1,675)

I. Line of Credit:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit was scheduled to expire on March 3, 2014, however, effective March 3, 2014, the term was extended until March 2, 2015.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 10, 2014 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 9, 2015.

   There were no borrowings by the Portfolios under the lines of credit during the six months ended April 30, 2014.

J. Securities Lending:

   As of April 30, 2014, U.S. Large Company Portfolio had securities on loan to brokers/dealers, for which the Portfolio received cash collateral. The Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies,
(ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

   Subject to its stated investment policies, the Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. The Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

K. Shareholder Servicing Fees:

   The Class R2 Shares pay a shareholder servicing fee in the amount of 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the DFA International Value Portfolio's Class R2 Shares.

L. Indemnitees; Contractual Obligations:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

M. Other:

   At April 30, 2014, the following number of shareholders held the following approximate percentages of the stated portfolios' outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                               Approximate
                                                                                Percentage
                                                                  Number of   of Outstanding
                                                                 Shareholders     Shares
                                                                 ------------ --------------
DFA International Value Portfolio -- Class R2 Shares............      4             95%
DFA International Value Portfolio -- Institutional Class Shares.      3             66%
U.S. Large Company Portfolio....................................      3             74%

   Further, on December 13, 2013, the Board of the Fund voted to approve the combination of the Investment Advisory Agreement and the Administration Agreement (together, the "Previous Agreements") into a bundled Investment Management Agreement for the U.S. Large Company Portfolio. The Investment Management Agreement became effective on February 28, 2014. The nature and level of services to the Portfolio under the Investment Management Agreement are the same as under the Previous Agreements. As of February 28, 2014, the Portfolio pays the Advisor an investment management fee that is equal to the sum of the previous investment advisory and administration fees that were paid by the Portfolio to the Advisor under the Previous Agreements.

N. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Portfolios and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                       THE DFA INVESTMENT TRUST COMPANY

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                            Six Months Ended April 30, 2014
     EXPENSE TABLES
                                    Beginning  Ending              Expenses
                                     Account  Account   Annualized   Paid
                                      Value    Value     Expense    During
                                    11/01/13  04/30/14    Ratio*   Period*
                                    --------- --------- ---------- --------
     The U.S. Large Cap Value Series
     -
     Actual Fund Return............ $1,000.00 $1,094.50    0.11%    $0.57
     Hypothetical 5% Annual Return. $1,000.00 $1,024.25    0.11%    $0.55

     The DFA International Value Series
     -
     Actual Fund Return............ $1,000.00 $1,055.10    0.22%    $1.12
     Hypothetical 5% Annual Return. $1,000.00 $1,023.70    0.22%    $1.10

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                         Beginning  Ending              Expenses
                                          Account  Account   Annualized   Paid
                                           Value    Value     Expense    During
                                         11/01/13  04/30/14    Ratio*   Period*
                                         --------- --------- ---------- --------
The Japanese Small Company Series
---------------------------------
Actual Fund Return...................... $1,000.00 $  976.20    0.13%    $0.64
Hypothetical 5% Annual Return........... $1,000.00 $1,024.15    0.13%    $0.65

The Asia Pacific Small Company Series
-------------------------------------
Actual Fund Return...................... $1,000.00 $1,002.10    0.13%    $0.65
Hypothetical 5% Annual Return........... $1,000.00 $1,024.15    0.13%    $0.65

The United Kingdom Small Company Series
---------------------------------------
Actual Fund Return...................... $1,000.00 $1,095.20    0.12%    $0.62
Hypothetical 5% Annual Return........... $1,000.00 $1,024.20    0.12%    $0.60

The Continental Small Company Series
------------------------------------
Actual Fund Return...................... $1,000.00 $1,148.90    0.13%    $0.69
Hypothetical 5% Annual Return........... $1,000.00 $1,024.15    0.13%    $0.65

The Canadian Small Company Series
---------------------------------
Actual Fund Return...................... $1,000.00 $1,103.70    0.12%    $0.63
Hypothetical 5% Annual Return........... $1,000.00 $1,024.20    0.12%    $0.60

The Emerging Markets Series
---------------------------
Actual Fund Return...................... $1,000.00 $  979.50    0.15%    $0.74
Hypothetical 5% Annual Return........... $1,000.00 $1,024.05    0.15%    $0.75

The Emerging Markets Small Cap Series
-------------------------------------
Actual Fund Return...................... $1,000.00 $1,021.20    0.26%    $1.30
Hypothetical 5% Annual Return........... $1,000.00 $1,023.51    0.26%    $1.30

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

                       THE DFA INVESTMENT TRUST COMPANY

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending
January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on March 31, 2014. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

                        The U.S. Large Cap Value Series
              Consumer Discretionary.......................  12.0%
              Consumer Staples.............................   7.1%
              Energy.......................................  22.2%
              Financials...................................  22.6%
              Health Care..................................   9.7%
              Industrials..................................  11.4%
              Information Technology.......................   7.2%
              Materials....................................   3.3%
              Telecommunication Services...................   4.2%
              Utilities....................................   0.3%
                                                            -----
                                                            100.0%

                      The DFA International Value Series
              Consumer Discretionary.......................   9.6%
              Consumer Staples.............................   4.6%
              Energy.......................................  14.3%
              Financials...................................  34.7%
              Health Care..................................   3.7%
              Industrials..................................  10.0%
              Information Technology.......................   3.5%
              Materials....................................  11.3%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   4.8%
              Utilities....................................   3.5%
                                                            -----
                                                            100.0%

                       The Japanese Small Company Series
              Consumer Discretionary.......................  20.4%
              Consumer Staples.............................   9.6%
              Energy.......................................   1.1%
              Financials...................................  11.3%
              Health Care..................................   5.1%
              Industrials..................................  29.5%
              Information Technology.......................  11.3%
              Materials....................................  11.2%
              Telecommunication Services...................    --
              Utilities....................................   0.5%
                                                            -----
                                                            100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS
CONTINUED


                     The Asia Pacific Small Company Series
              Consumer Discretionary.......................  28.7%
              Consumer Staples.............................   4.1%
              Energy.......................................   6.2%
              Financials...................................  12.7%
              Health Care..................................   5.6%
              Industrials..................................  19.4%
              Information Technology.......................   5.2%
              Materials....................................  11.7%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   3.7%
              Utilities....................................   2.7%
                                                            -----
                                                            100.0%

                    The United Kingdom Small Company Series
              Consumer Discretionary.......................  26.0%
              Consumer Staples.............................   4.1%
              Energy.......................................   5.9%
              Financials...................................  14.6%
              Health Care..................................   3.0%
              Industrials..................................  25.6%
              Information Technology.......................   7.8%
              Materials....................................   7.7%
              Telecommunication Services...................   2.7%
              Utilities....................................   2.6%
                                                            -----
                                                            100.0%

                     The Continental Small Company Series
              Consumer Discretionary.......................  14.7%
              Consumer Staples.............................   5.8%
              Energy.......................................   4.3%
              Financials...................................  18.3%
              Health Care..................................   9.1%
              Industrials..................................  26.0%
              Information Technology.......................   9.6%
              Materials....................................   7.6%
              Other........................................    --
              Telecommunication Services...................   2.5%
              Utilities....................................   2.1%
                                                            -----
                                                            100.0%

                       The Canadian Small Company Series
              Consumer Discretionary.......................   9.7%
              Consumer Staples.............................   3.4%
              Energy.......................................  29.5%
              Financials...................................   7.8%
              Health Care..................................   2.3%
              Industrials..................................  14.4%
              Information Technology.......................   5.9%
              Materials....................................  21.5%
              Telecommunication Services...................   0.3%
              Utilities....................................   5.2%
                                                            -----
                                                            100.0%

                          The Emerging Markets Series
              Consumer Discretionary.......................   9.4%
              Consumer Staples.............................   8.6%
              Energy.......................................  10.3%
              Financials...................................  25.1%
              Health Care..................................   1.8%
              Industrials..................................   7.7%
              Information Technology.......................  16.6%
              Materials....................................  10.1%
              Other........................................    --
              Telecommunication Services...................   6.7%
              Utilities....................................   3.7%
                                                            -----
                                                            100.0%

                     The Emerging Markets Small Cap Series
              Consumer Discretionary.......................  17.6%
              Consumer Staples.............................   8.8%
              Energy.......................................   2.6%
              Financials...................................  16.2%
              Health Care..................................   5.8%
              Industrials..................................  18.3%
              Information Technology.......................  13.4%
              Materials....................................  12.8%
              Other........................................    --
              Real Estate Investment Trusts................   0.1%
              Telecommunication Services...................   0.9%
              Utilities....................................   3.5%
                                                            -----
                                                            100.0%

                        THE U.S. LARGE CAP VALUE SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                      Percentage
                                            Shares       Value+     of Net Assets**
                                            ------       ------     ---------------
COMMON STOCKS -- (97.0%)
Consumer Discretionary -- (11.6%)
    Comcast Corp. Class A................  9,873,756 $  511,065,611            3.1%
#   Comcast Corp. Special Class A........  3,813,064    194,580,656            1.2%
    General Motors Co....................  3,716,863    128,157,436            0.8%
    Time Warner Cable, Inc...............  1,876,119    265,395,794            1.6%
    Time Warner, Inc.....................  5,052,904    335,816,000            2.0%
    Other Securities.....................               556,054,796            3.2%
                                                     --------------           -----
Total Consumer Discretionary.............             1,991,070,293           11.9%
                                                     --------------           -----
Consumer Staples -- (6.9%)
    Archer-Daniels-Midland Co............  3,151,861    137,830,881            0.8%
    CVS Caremark Corp....................  6,986,047    508,025,338            3.0%
    Mondelez International, Inc. Class A.  7,976,433    284,359,836            1.7%
    Other Securities.....................               251,992,010            1.6%
                                                     --------------           -----
Total Consumer Staples...................             1,182,208,065            7.1%
                                                     --------------           -----
Energy -- (21.6%)
    Anadarko Petroleum Corp..............  2,644,697    261,877,897            1.6%
    Apache Corp..........................  1,895,772    164,553,010            1.0%
    Baker Hughes, Inc....................  1,938,026    135,468,017            0.8%
    Chevron Corp.........................  4,835,771    606,985,976            3.6%
    ConocoPhillips.......................  6,993,622    519,696,051            3.1%
    Devon Energy Corp....................  1,721,246    120,487,220            0.7%
    Exxon Mobil Corp.....................  1,502,573    153,878,501            0.9%
    Hess Corp............................  1,628,606    145,206,511            0.9%
    Marathon Oil Corp....................  3,640,872    131,617,523            0.8%
    Marathon Petroleum Corp..............  1,752,484    162,893,388            1.0%
    National Oilwell Varco, Inc..........  2,032,845    159,639,318            1.0%
    Occidental Petroleum Corp............  2,152,468    206,098,811            1.2%
    Phillips 66..........................  2,926,797    243,568,046            1.5%
    Valero Energy Corp...................  2,806,975    160,474,761            1.0%
    Other Securities.....................               532,312,812            3.1%
                                                     --------------           -----
Total Energy.............................             3,704,757,842           22.2%
                                                     --------------           -----
Financials -- (22.0%)
    American International Group, Inc....  6,143,899    326,425,354            2.0%
    Bank of America Corp................. 26,957,644    408,138,730            2.4%
    Bank of New York Mellon Corp. (The)..  3,735,585    126,524,264            0.8%
    Capital One Financial Corp...........  2,096,624    154,940,514            0.9%
    Citigroup, Inc.......................  7,932,413    380,041,907            2.3%
    CME Group, Inc.......................  1,612,799    113,524,922            0.7%
    JPMorgan Chase & Co..................  9,265,436    518,679,107            3.1%
    MetLife, Inc.........................  4,300,949    225,154,680            1.3%
    Morgan Stanley.......................  6,887,527    213,031,210            1.3%
    Prudential Financial, Inc............  1,944,264    156,863,220            0.9%
    SunTrust Banks, Inc..................  2,600,602     99,499,033            0.6%
    Other Securities.....................             1,051,677,256            6.3%
                                                     --------------           -----
Total Financials.........................             3,774,500,197           22.6%
                                                     --------------           -----
Health Care -- (9.3%)
    Aetna, Inc...........................  2,009,110    143,550,909            0.9%
*   Express Scripts Holding Co...........  3,072,578    204,572,243            1.2%
    Pfizer, Inc.......................... 16,350,996    511,459,155            3.1%
    Thermo Fisher Scientific, Inc........  1,947,634    222,030,276            1.3%

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

                                                                                       Percentage
                                                           Shares        Value+      of Net Assets**
                                                           ------        ------      ---------------
Health Care -- (Continued)
      WellPoint, Inc.....................................  1,674,297 $   168,568,222            1.0%
      Other Securities...................................                357,718,328            2.1%
                                                                     ---------------          ------
Total Health Care........................................              1,607,899,133            9.6%
                                                                     ---------------          ------
Industrials -- (11.1%)
      CSX Corp...........................................  5,604,703     158,164,719            1.0%
      Eaton Corp. P.L.C..................................  2,273,922     165,177,694            1.0%
      FedEx Corp.........................................    828,737     112,915,416            0.7%
      General Electric Co................................ 12,431,885     334,293,388            2.0%
      Norfolk Southern Corp..............................  1,681,939     158,993,694            1.0%
      Northrop Grumman Corp..............................  1,364,645     165,818,014            1.0%
      Union Pacific Corp.................................  1,891,022     360,107,319            2.2%
      Other Securities...................................                448,194,227            2.5%
                                                                     ---------------          ------
Total Industrials........................................              1,903,664,471           11.4%
                                                                     ---------------          ------
Information Technology -- (7.0%)
      Corning, Inc.......................................  5,762,032     120,484,089            0.7%
      Hewlett-Packard Co.................................  9,619,949     318,035,514            1.9%
      Intel Corp.........................................  5,871,145     156,700,860            0.9%
      Other Securities...................................                606,174,129            3.7%
                                                                     ---------------          ------
Total Information Technology.............................              1,201,394,592            7.2%
                                                                     ---------------          ------
Materials -- (3.2%)
      Freeport-McMoRan Copper & Gold, Inc................  4,647,012     159,717,802            1.0%
      Other Securities...................................                395,751,544            2.3%
                                                                     ---------------          ------
Total Materials..........................................                555,469,346            3.3%
                                                                     ---------------          ------
Telecommunication Services -- (4.0%)
      AT&T, Inc.......................................... 15,116,213     539,648,804            3.2%
      Other Securities...................................                153,431,442            0.9%
                                                                     ---------------          ------
Total Telecommunication Services.........................                693,080,246            4.1%
                                                                     ---------------          ------
Utilities -- (0.3%)
      Other Securities...................................                 54,600,112            0.3%
                                                                     ---------------          ------
TOTAL COMMON STOCKS......................................             16,668,644,297           99.7%
                                                                     ---------------          ------

TEMPORARY CASH INVESTMENTS -- (0.4%)
      State Street Institutional Liquid Reserves, 0.074%. 69,498,079      69,498,079            0.4%
                                                                     ---------------          ------

                                                           Shares/
                                                            Face
                                                           Amount
                                                          ----------
                                                            (000)
SECURITIES LENDING COLLATERAL -- (2.6%)
(S)@  DFA Short Term Investment Fund..................... 38,162,068     441,535,131            2.7%
                                                                     ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $10,925,873,386)...............................              $17,179,677,507          102.8%
                                                                     ===============          ======

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

Summary of the Series' investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     Investments in Securities (Market Value)
                               ----------------------------------------------------
                                   Level 1       Level 2    Level 3      Total
                               --------------- ------------ ------- ---------------
Common Stocks
  Consumer Discretionary...... $ 1,991,070,293           --   --    $ 1,991,070,293
  Consumer Staples............   1,182,208,065           --   --      1,182,208,065
  Energy......................   3,704,757,842           --   --      3,704,757,842
  Financials..................   3,774,500,197           --   --      3,774,500,197
  Health Care.................   1,607,899,133           --   --      1,607,899,133
  Industrials.................   1,903,664,471           --   --      1,903,664,471
  Information Technology......   1,201,394,592           --   --      1,201,394,592
  Materials...................     555,469,346           --   --        555,469,346
  Telecommunication Services..     693,080,246           --   --        693,080,246
  Utilities...................      54,600,112           --   --         54,600,112
Temporary Cash Investments....      69,498,079           --   --         69,498,079
Securities Lending Collateral.              -- $441,535,131   --        441,535,131
                               --------------- ------------   --    ---------------
TOTAL......................... $16,738,142,376 $441,535,131   --    $17,179,677,507
                               =============== ============   ==    ===============

                See accompanying Notes to Financial Statements.

                      THE DFA INTERNATIONAL VALUE SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                 Percentage
                                         Shares     Value++    of Net Assets**
                                         ------     -------    ---------------
  COMMON STOCKS -- (90.6%)
  AUSTRALIA -- (4.6%)
      Santos, Ltd...................... 4,099,271 $ 52,558,232            0.6%
      Wesfarmers, Ltd.................. 2,586,337  102,933,877            1.1%
      Other Securities.................            321,643,082            3.3%
                                                  ------------           -----
  TOTAL AUSTRALIA......................            477,135,191            5.0%
                                                  ------------           -----

  AUSTRIA -- (0.1%)
      Other Securities.................             15,658,992            0.2%
                                                  ------------           -----

  BELGIUM -- (1.2%)
      Other Securities.................            128,323,164            1.4%
                                                  ------------           -----

  CANADA -- (8.0%)
  #   Canadian Natural Resources, Ltd.. 1,849,320   75,352,978            0.8%
      Manulife Financial Corp.......... 3,287,435   61,726,575            0.7%
      Suncor Energy, Inc............... 3,750,370  144,670,082            1.5%
      Other Securities.................            554,656,413            5.8%
                                                  ------------           -----
  TOTAL CANADA.........................            836,406,048            8.8%
                                                  ------------           -----

  DENMARK -- (1.6%)
      Other Securities.................            163,115,860            1.7%
                                                  ------------           -----

  FINLAND -- (0.9%)
      Other Securities.................             94,719,007            1.0%
                                                  ------------           -----

  FRANCE -- (9.5%)
      AXA SA........................... 4,004,754  104,508,095            1.1%
      BNP Paribas SA................... 1,975,744  148,466,225            1.6%
      Cie de St-Gobain................. 1,078,023   66,045,558            0.7%
  #   GDF Suez......................... 3,247,971   81,859,990            0.9%
      Orange SA........................ 3,875,091   62,781,400            0.7%
      Renault SA.......................   740,603   72,408,643            0.8%
      Societe Generale SA.............. 1,296,228   80,725,428            0.8%
      Vivendi SA....................... 3,686,124   99,034,179            1.0%
      Other Securities.................            279,123,896            2.8%
                                                  ------------           -----
  TOTAL FRANCE.........................            994,953,414           10.4%
                                                  ------------           -----

  GERMANY -- (7.4%)
  #   Allianz SE.......................   518,031   90,152,856            1.0%
      Bayerische Motoren Werke AG......   683,720   85,946,981            0.9%
      Daimler AG....................... 2,088,586  194,445,529            2.0%
  #   E.ON SE.......................... 3,638,090   69,687,054            0.7%
  #   Muenchener Rueckversicherungs AG.   297,828   68,845,597            0.7%
      RWE AG........................... 1,358,567   51,844,377            0.6%
      Other Securities.................            207,837,909            2.2%
                                                  ------------           -----
  TOTAL GERMANY........................            768,760,303            8.1%
                                                  ------------           -----

  HONG KONG -- (1.9%)
      Hutchison Whampoa, Ltd........... 5,076,000   69,640,150            0.7%
      Other Securities.................            134,088,552            1.4%
                                                  ------------           -----
  TOTAL HONG KONG......................            203,728,702            2.1%
                                                  ------------           -----

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                                         Percentage
                                               Shares      Value++     of Net Assets**
                                               ------      -------     ---------------
IRELAND -- (0.2%)
    Other Securities........................            $   18,770,592            0.2%
                                                        --------------           -----

ISRAEL -- (0.3%)
    Other Securities........................                32,609,956            0.3%
                                                        --------------           -----

ITALY -- (1.6%)
    UniCredit SpA...........................  6,290,570     56,361,264            0.6%
    Other Securities........................               113,430,866            1.2%
                                                        --------------           -----
TOTAL ITALY.................................               169,792,130            1.8%
                                                        --------------           -----

JAPAN -- (18.3%)
    Mitsubishi Corp.........................  3,482,500     62,362,177            0.7%
    Mitsubishi UFJ Financial Group, Inc..... 24,653,206    131,142,580            1.4%
    Mitsui & Co., Ltd.......................  4,220,700     59,859,529            0.6%
    Mizuho Financial Group, Inc............. 42,833,200     83,893,411            0.9%
    Nippon Steel & Sumitomo Metal Corp...... 19,029,940     49,927,655            0.5%
    Sumitomo Mitsui Financial Group, Inc....  1,688,300     66,739,011            0.7%
    Other Securities........................             1,455,186,354           15.2%
                                                        --------------           -----
TOTAL JAPAN.................................             1,909,110,717           20.0%
                                                        --------------           -----

NETHERLANDS -- (3.2%)
    # ArcelorMittal.........................  3,159,312     51,374,315            0.5%
    * ING Groep NV..........................  6,479,202     92,619,251            1.0%
    Other Securities........................               195,212,987            2.1%
                                                        --------------           -----
TOTAL NETHERLANDS...........................               339,206,553            3.6%
                                                        --------------           -----

NEW ZEALAND -- (0.1%)
    Other Securities........................                 8,078,915            0.1%
                                                        --------------           -----

NORWAY -- (0.7%)
    Other Securities........................                70,152,730            0.7%
                                                        --------------           -----

PORTUGAL -- (0.1%)
    Other Securities........................                 8,215,156            0.1%
                                                        --------------           -----

SINGAPORE -- (1.1%)
    Other Securities........................               118,422,958            1.2%
                                                        --------------           -----

SPAIN -- (2.6%)
    Banco Santander SA......................  8,200,002     81,554,496            0.8%
    Iberdrola SA............................  9,376,631     65,500,776            0.7%
    Other Securities........................               119,686,535            1.3%
                                                        --------------           -----
TOTAL SPAIN.................................               266,741,807            2.8%
                                                        --------------           -----

SWEDEN -- (2.9%)
    Nordea Bank AB..........................  5,366,449     77,763,053            0.8%
    Telefonaktiebolaget LM Ericsson Class B.  4,713,081     56,832,490            0.6%
    Other Securities........................               163,261,946            1.7%
                                                        --------------           -----
TOTAL SWEDEN................................               297,857,489            3.1%
                                                        --------------           -----

SWITZERLAND -- (8.8%)
    Credit Suisse Group AG..................  1,928,358     61,134,025            0.6%
    Holcim, Ltd.............................    887,877     81,432,888            0.9%
    Novartis AG.............................  2,434,443    211,632,207            2.2%
    Novartis AG ADR.........................    681,571     59,255,783            0.6%

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                                            Percentage
                                                Shares        Value++     of Net Assets**
                                                ------        -------     ---------------
SWITZERLAND -- (Continued)
      Swiss Re AG.............................  1,412,545 $   123,514,466            1.3%
      UBS AG..................................  4,344,251      90,855,076            1.0%
      Zurich Insurance Group AG...............    321,452      92,179,146            1.0%
      Other Securities........................                194,865,896            2.0%
                                                          ---------------          ------
TOTAL SWITZERLAND.............................                914,869,487            9.6%
                                                          ---------------          ------

UNITED KINGDOM -- (15.5%)
      Anglo American P.L.C....................  2,938,851      78,564,591            0.8%
      Barclays P.L.C. Sponsored ADR...........  5,037,005      86,183,156            0.9%
      BP P.L.C. Sponsored ADR.................  6,938,726     351,238,309            3.7%
      Glencore Xstrata P.L.C..................  9,442,477      50,949,377            0.5%
#     HSBC Holdings P.L.C. Sponsored ADR......  1,892,534      97,124,844            1.0%
      Kingfisher P.L.C........................  8,040,406      56,896,948            0.6%
#     Royal Dutch Shell P.L.C. ADR(780259107).  3,323,210     281,309,727            3.0%
      Royal Dutch Shell P.L.C. ADR(780259206).    755,142      59,459,881            0.6%
      Vodafone Group P.L.C.................... 19,078,000      72,431,667            0.8%
      Vodafone Group P.L.C. Sponsored ADR.....  2,056,797      78,076,025            0.8%
      Other Securities........................                401,284,528            4.2%
                                                          ---------------          ------
TOTAL UNITED KINGDOM..........................              1,613,519,053           16.9%
                                                          ---------------          ------
TOTAL COMMON STOCKS...........................              9,450,148,224           99.1%
                                                          ---------------          ------

PREFERRED STOCKS -- (0.3%)
GERMANY -- (0.3%)
      Other Securities........................                 28,133,374            0.3%
                                                          ---------------          ------

RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
      Other Securities........................                         --            0.0%
                                                          ---------------          ------

FRANCE -- (0.0%)
      Other Securities........................                    304,214            0.0%
                                                          ---------------          ------

HONG KONG -- (0.0%)
      Other Securities........................                     49,049            0.0%
                                                          ---------------          ------

SPAIN -- (0.0%)
      Other Securities........................                  1,734,756            0.0%
                                                          ---------------          ------
TOTAL RIGHTS/WARRANTS.........................                  2,088,019            0.0%
                                                          ---------------          ------

                                                Shares/
                                                 Face
                                                Amount        Value+
                                                -------       ------
                                                 (000)
SECURITIES LENDING COLLATERAL -- (9.1%)
(S)@  DFA Short Term Investment Fund.......... 82,550,804     955,112,801           10.0%
                                                          ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $8,605,115,658).....................              $10,435,482,418          109.4%
                                                          ===============          ======

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     Investments in Securities (Market Value)
                               -----------------------------------------------------
                                  Level 1        Level 2     Level 3      Total
                               -------------- -------------- ------- ---------------
Common Stocks
  Australia................... $    1,974,118 $  475,161,073   --    $   477,135,191
  Austria.....................             --     15,658,992   --         15,658,992
  Belgium.....................      3,952,688    124,370,476   --        128,323,164
  Canada......................    836,406,048             --   --        836,406,048
  Denmark.....................             --    163,115,860   --        163,115,860
  Finland.....................      2,128,584     92,590,423   --         94,719,007
  France......................      5,948,762    989,004,652   --        994,953,414
  Germany.....................     76,929,392    691,830,911   --        768,760,303
  Hong Kong...................             --    203,728,702   --        203,728,702
  Ireland.....................      6,301,524     12,469,068   --         18,770,592
  Israel......................             --     32,609,956   --         32,609,956
  Italy.......................     24,068,580    145,723,550   --        169,792,130
  Japan.......................     62,859,115  1,846,251,602   --      1,909,110,717
  Netherlands.................     27,544,627    311,661,926   --        339,206,553
  New Zealand.................             --      8,078,915   --          8,078,915
  Norway......................        322,262     69,830,468   --         70,152,730
  Portugal....................             --      8,215,156   --          8,215,156
  Singapore...................             --    118,422,958   --        118,422,958
  Spain.......................     15,348,649    251,393,158   --        266,741,807
  Sweden......................     11,416,422    286,441,067   --        297,857,489
  Switzerland.................    102,217,682    812,651,805   --        914,869,487
  United Kingdom..............    996,765,713    616,753,340   --      1,613,519,053
Preferred Stocks
  Germany.....................             --     28,133,374   --         28,133,374
Rights/Warrants
  Australia...................             --             --   --                 --
  France......................             --        304,214   --            304,214
  Hong Kong...................             --         49,049   --             49,049
  Spain.......................             --      1,734,756   --          1,734,756
Securities Lending Collateral.             --    955,112,801   --        955,112,801
                               -------------- --------------   --    ---------------
TOTAL......................... $2,174,184,166 $8,261,298,252   --    $10,435,482,418
                               ============== ==============   ==    ===============

                See accompanying Notes to Financial Statements.

                       THE JAPANESE SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                          Percentage
                                                  Shares     Value++    of Net Assets**
                                                  ------     -------    ---------------
COMMON STOCKS -- (87.4%)
Consumer Discretionary -- (17.8%)
#   Accordia Golf Co., Ltd......................   575,900 $  7,387,781            0.3%
    Aoyama Trading Co., Ltd.....................   315,900    7,839,037            0.4%
    Autobacs Seven Co., Ltd.....................   378,000    5,848,087            0.3%
    Nifco, Inc..................................   277,500    7,750,861            0.4%
    Resorttrust, Inc............................   401,216    6,295,018            0.3%
#   Shimachu Co., Ltd...........................   273,900    6,018,295            0.3%
    Toyo Tire & Rubber Co., Ltd................. 1,040,000    7,755,129            0.4%
    Other Securities............................            399,151,836           17.8%
                                                           ------------           -----
Total Consumer Discretionary....................            448,046,044           20.2%
                                                           ------------           -----
Consumer Staples -- (8.4%)
    Kose Corp...................................   176,000    5,849,699            0.3%
    Nichirei Corp............................... 1,382,000    6,710,948            0.3%
    Pigeon Corp.................................   191,600    8,578,134            0.4%
    Sapporo Holdings, Ltd....................... 1,874,000    7,945,790            0.4%
#   UNY Group Holdings Co., Ltd................. 1,183,300    7,636,496            0.4%
    Other Securities............................            173,384,344            7.7%
                                                           ------------           -----
Total Consumer Staples..........................            210,105,411            9.5%
                                                           ------------           -----
Energy -- (1.0%)
    Other Securities............................             23,937,414            1.1%
                                                           ------------           -----
Financials -- (9.8%)
    Awa Bank, Ltd. (The)........................ 1,095,000    5,863,553            0.3%
    Daishi Bank, Ltd. (The)..................... 2,006,000    7,245,069            0.3%
    Juroku Bank, Ltd. (The)..................... 1,985,000    6,934,046            0.3%
#*  Leopalace21 Corp............................ 1,247,000    6,449,102            0.3%
    Musashino Bank, Ltd. (The)..................   196,000    6,280,815            0.3%
    San-In Godo Bank, Ltd. (The)................   961,000    6,342,751            0.3%
    Other Securities............................            208,060,708            9.3%
                                                           ------------           -----
Total Financials................................            247,176,044           11.1%
                                                           ------------           -----
Health Care -- (4.5%)
#   Kaken Pharmaceutical Co., Ltd...............   440,000    7,582,213            0.3%
    Nihon Kohden Corp...........................   179,000    7,330,666            0.3%
    Rohto Pharmaceutical Co., Ltd...............   382,100    6,740,824            0.3%
#   Ship Healthcare Holdings, Inc...............   193,400    6,595,411            0.3%
    Other Securities............................             83,698,202            3.8%
                                                           ------------           -----
Total Health Care...............................            111,947,316            5.0%
                                                           ------------           -----
Industrials -- (25.7%)
#   Aica Kogyo Co., Ltd.........................   282,300    5,903,544            0.3%
    Daifuku Co., Ltd............................   505,000    5,822,461            0.3%
    DMG Mori Seiki Co., Ltd.....................   504,000    6,287,404            0.3%
    Fujikura, Ltd............................... 2,042,000    8,792,791            0.4%
#   Furukawa Electric Co., Ltd.................. 3,973,000    8,945,051            0.4%
    Glory, Ltd..................................   305,500    7,903,712            0.4%
#   Iwatani Corp................................ 1,022,000    5,997,386            0.3%
    Kyowa Exeo Corp.............................   482,300    6,238,888            0.3%
#   Maeda Corp..................................   845,000    6,288,202            0.3%
    Mitsui Engineering & Shipbuilding Co., Ltd.. 4,170,000    8,090,757            0.4%
#*  Nippon Sheet Glass Co., Ltd................. 5,424,000    6,957,041            0.3%
    Nishimatsu Construction Co., Ltd............ 1,855,000    6,674,929            0.3%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                                             Percentage
                                                  Shares       Value++     of Net Assets**
                                                  ------       -------     ---------------
Industrials -- (Continued)
      Nisshinbo Holdings, Inc...................    839,000 $    7,187,941            0.3%
#     OKUMA Corp................................    792,000      6,779,020            0.3%
      OSG Corp..................................    401,700      6,474,736            0.3%
      Sankyu, Inc...............................  1,545,000      5,889,261            0.3%
      Sanwa Holdings Corp.......................  1,215,000      7,422,723            0.3%
      Other Securities..........................               528,825,107           23.7%
                                                            --------------          ------
Total Industrials...............................               646,480,954           29.2%
                                                            --------------          ------
Information Technology -- (9.9%)
#     Anritsu Corp..............................    606,100      6,787,474            0.3%
#     Horiba, Ltd...............................    218,850      7,564,844            0.4%
      IT Holdings Corp..........................    448,301      6,949,558            0.3%
      Japan Aviation Electronics Industry, Ltd..    349,600      5,950,871            0.3%
#     Oki Electric Industry Co., Ltd............  3,320,000      6,499,146            0.3%
#     Taiyo Yuden Co., Ltd......................    619,100      7,654,809            0.4%
      Other Securities..........................               206,580,090            9.2%
                                                            --------------          ------
Total Information Technology....................               247,986,792           11.2%
                                                            --------------          ------
Materials -- (9.8%)
      Mitsui Mining & Smelting Co., Ltd.........  3,353,000      8,314,258            0.4%
      Nihon Parkerizing Co., Ltd................    271,000      5,906,762            0.3%
#     NOF Corp..................................    833,000      5,777,172            0.3%
      Sumitomo Osaka Cement Co., Ltd............  2,274,000      9,043,980            0.4%
      Toyobo Co., Ltd...........................  4,867,000      7,859,484            0.4%
      Other Securities..........................               209,756,702            9.3%
                                                            --------------          ------
Total Materials.................................               246,658,358           11.1%
                                                            --------------          ------
Telecommunication Services -- (0.0%)
      Other Securities..........................                 1,034,943            0.0%
                                                            --------------          ------
Utilities -- (0.5%)
      Other Securities                                          11,294,586            0.5%
                                                            --------------          ------
TOTAL COMMON STOCKS.............................             2,194,667,862           98.9%
                                                            --------------          ------

                                                  Shares/
                                                   Face
                                                  Amount       Value+
                                                 ----------    ------
                                                   (000)
SECURITIES LENDING COLLATERAL -- (12.6%)
(S)@  DFA Short Term Investment Fund............ 27,404,988    317,075,711           14.3%
                                                            --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,426,853,978).......................              $2,511,743,573          113.2%
                                                            ==============          ======

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

Summary of the Series' investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                               ------------------------------------------------
                                Level 1      Level 2     Level 3     Total
                               ---------- -------------- ------- --------------
Common Stocks
  Consumer Discretionary......         -- $  448,046,044   --    $  448,046,044
  Consumer Staples............ $3,668,423    206,436,988   --       210,105,411
  Energy......................         --     23,937,414   --        23,937,414
  Financials..................  4,498,409    242,677,635   --       247,176,044
  Health Care.................         --    111,947,316   --       111,947,316
  Industrials.................         --    646,480,954   --       646,480,954
  Information Technology......         --    247,986,792   --       247,986,792
  Materials...................         --    246,658,358   --       246,658,358
  Telecommunication Services..         --      1,034,943   --         1,034,943
  Utilities...................         --     11,294,586   --        11,294,586
Securities Lending Collateral.         --    317,075,711   --       317,075,711
                               ---------- --------------   --    --------------
TOTAL......................... $8,166,832 $2,503,576,741   --    $2,511,743,573
                               ========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                     THE ASIA PACIFIC SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                     Percentage
                                             Shares     Value++    of Net Assets**
                                             ------     -------    ---------------
COMMON STOCKS -- (82.0%)
AUSTRALIA -- (42.3%)
    Adelaide Brighton, Ltd................  2,293,533 $  8,359,967            0.6%
#   Ansell, Ltd...........................    474,660    7,993,784            0.6%
    Aristocrat Leisure, Ltd...............  2,718,335   12,753,277            0.9%
    Arrium, Ltd...........................  8,470,367    9,439,848            0.7%
#*  Aurora Oil & Gas, Ltd.................  2,641,857   10,038,097            0.7%
    Beach Energy, Ltd.....................  7,988,779   12,784,944            0.9%
*   BlueScope Steel, Ltd..................  1,645,807    9,950,203            0.7%
    carsales.com, Ltd.....................  1,525,864   15,452,742            1.1%
    CSR, Ltd..............................  3,097,442   10,548,682            0.8%
#   David Jones, Ltd......................  4,278,429   15,673,354            1.1%
    Downer EDI, Ltd.......................  2,684,206   12,530,715            0.9%
    DuluxGroup, Ltd.......................  2,795,953   14,933,774            1.1%
    Echo Entertainment Group, Ltd.........  2,941,638    7,737,062            0.6%
    Envestra, Ltd.........................  7,569,682    8,215,136            0.6%
    Fairfax Media, Ltd.................... 12,512,986   11,432,785            0.8%
    Goodman Fielder, Ltd.................. 10,646,991    6,681,884            0.5%
    GrainCorp, Ltd. Class A...............  1,115,664    9,201,387            0.7%
#   iiNET, Ltd............................    980,332    6,544,683            0.5%
#   Invocare, Ltd.........................    761,399    7,548,493            0.5%
    IOOF Holdings, Ltd....................  1,448,038   11,448,962            0.8%
#   Iress, Ltd............................    953,472    7,356,247            0.5%
#   JB Hi-Fi, Ltd.........................    856,886   15,398,204            1.1%
    Mineral Resources, Ltd................  1,031,955   11,204,592            0.8%
#   Monadelphous Group, Ltd...............    707,732   11,539,053            0.8%
#   Myer Holdings, Ltd....................  3,842,110    7,959,500            0.6%
    Navitas, Ltd..........................  1,381,635    9,474,476            0.7%
#   OZ Minerals, Ltd......................  1,930,585    6,644,200            0.5%
    Perpetual, Ltd........................    312,245   13,669,025            1.0%
    Primary Health Care, Ltd..............  1,910,970    8,352,328            0.6%
    Reece Australia, Ltd..................    238,257    6,749,710            0.5%
#*  Sims Metal Management, Ltd............  1,094,048   10,005,822            0.7%
    Spark Infrastructure Group............  7,787,168   12,796,582            0.9%
#   Super Retail Group, Ltd...............  1,291,875   12,227,993            0.9%
#   TPG Telecom, Ltd......................  1,357,245    7,525,986            0.5%
*   Transpacific Industries Group, Ltd....  7,269,623    7,559,759            0.5%
#   UGL, Ltd..............................  1,204,535    7,575,350            0.5%
    Other Securities......................             357,279,418           25.1%
                                                      ------------           -----
TOTAL AUSTRALIA...........................             722,588,024           51.3%
                                                      ------------           -----

CHINA -- (0.1%)
    Other Securities......................               2,088,732            0.2%
                                                      ------------           -----

HONG KONG -- (21.2%)
    Esprit Holdings, Ltd.................. 12,854,950   21,468,905            1.5%
    Hopewell Holdings, Ltd................  2,385,000    8,209,761            0.6%
#   Luk Fook Holdings International, Ltd..  2,487,000    7,061,737            0.5%
    Melco International Development, Ltd..  4,358,000   13,383,642            1.0%
    Pacific Basin Shipping, Ltd........... 12,828,000    7,535,656            0.5%
#   SA SA International Holdings, Ltd.....  7,820,000    6,560,548            0.5%
    Xinyi Glass Holdings, Ltd............. 13,316,000   10,506,644            0.8%
    Other Securities......................             287,931,533           20.3%
                                                      ------------           -----
TOTAL HONG KONG...........................             362,658,426           25.7%
                                                      ------------           -----

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                                          Percentage
                                               Shares       Value++     of Net Assets**
                                               ------       -------     ---------------
NEW ZEALAND -- (7.3%)
#     Fisher & Paykel Healthcare Corp., Ltd..  3,763,394 $   13,265,637            0.9%
      Port of Tauranga, Ltd..................    528,322      6,560,678            0.5%
#     Ryman Healthcare, Ltd..................  2,086,942     15,589,741            1.1%
      Sky Network Television, Ltd............  1,730,057      9,985,491            0.7%
      SKYCITY Entertainment Group, Ltd.......  3,798,254     13,869,634            1.0%
      Other Securities.......................                65,017,257            4.6%
                                                         --------------          ------
TOTAL NEW ZEALAND............................               124,288,438            8.8%
                                                         --------------          ------

SINGAPORE -- (11.1%)
      Singapore Post, Ltd....................  8,837,120      9,983,859            0.7%
      Venture Corp., Ltd.....................  1,650,000     10,106,502            0.7%
      Other Securities.......................               170,174,764           12.1%
                                                         --------------          ------
TOTAL SINGAPORE..............................               190,265,125           13.5%
                                                         --------------          ------
TOTAL COMMON STOCKS..........................             1,401,888,745           99.5%
                                                         --------------          ------

RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
      Other Securities.......................                   357,205            0.0%
                                                         --------------          ------

HONG KONG -- (0.0%)
      Other Securities.......................                    16,808            0.0%
                                                         --------------          ------

SINGAPORE -- (0.0%)
      Other Securities.......................                     8,531            0.0%
                                                         --------------          ------
TOTAL RIGHTS/WARRANTS........................                   382,544            0.0%
                                                         --------------          ------

                                               Shares/
                                                Face
                                               Amount       Value+
                                               -------      ------
                                                (000)
SECURITIES LENDING COLLATERAL -- (18.0%)
(S)@  DFA Short Term Investment Fund......... 26,673,434    308,611,628           21.9%
                                                         --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,619,552,911)....................              $1,710,882,917          121.4%
                                                         ==============          ======

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                ----------------------------------------------
                                Level 1     Level 2     Level 3     Total
                                -------- -------------- ------- --------------
 Common Stocks
   Australia................... $234,096 $  722,353,928   --    $  722,588,024
   China.......................       --      2,088,732   --         2,088,732
   Hong Kong...................  255,437    362,402,989   --       362,658,426
   New Zealand.................       --    124,288,438   --       124,288,438
   Singapore...................       --    190,265,125   --       190,265,125
 Rights/Warrants
   Australia...................       --        357,205   --           357,205
   Hong Kong...................       --         16,808   --            16,808
   Singapore...................       --          8,531   --             8,531
 Securities Lending Collateral.       --    308,611,628   --       308,611,628
                                -------- --------------   --    --------------
 TOTAL......................... $489,533 $1,710,393,384   --    $1,710,882,917
                                ======== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                    THE UNITED KINGDOM SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                  Percentage
                                          Shares     Value++    of Net Assets**
                                          ------     -------    ---------------
 COMMON STOCKS -- (98.2%)
 Consumer Discretionary -- (25.5%)
     Barratt Developments P.L.C........  4,268,971 $ 26,698,834            1.2%
     Bellway P.L.C.....................    652,849   15,898,650            0.7%
     Berkeley Group Holdings P.L.C.....    650,346   25,234,511            1.2%
     Daily Mail & General Trust P.L.C..  1,328,069   18,306,282            0.9%
     Greene King P.L.C.................  1,421,372   21,399,005            1.0%
     Home Retail Group P.L.C...........  4,196,363   14,499,738            0.7%
     Howden Joinery Group P.L.C........  3,180,986   17,512,897            0.8%
     Inchcape P.L.C....................  2,319,770   25,200,127            1.2%
     Informa P.L.C.....................  3,121,619   25,492,179            1.2%
 *   Persimmon P.L.C...................    904,357   20,069,472            0.9%
     Rightmove P.L.C...................    466,340   18,998,360            0.9%
     Taylor Wimpey P.L.C............... 15,614,170   27,768,941            1.3%
 *   Thomas Cook Group P.L.C...........  7,517,966   22,223,846            1.0%
     William Hill P.L.C................  3,678,697   22,042,897            1.0%
     Other Securities..................             254,217,680           11.8%
                                                   ------------           -----
 Total Consumer Discretionary..........             555,563,419           25.8%
                                                   ------------           -----
 Consumer Staples -- (4.1%)
     Booker Group P.L.C................  7,511,637   18,685,793            0.9%
     Britvic P.L.C.....................  1,240,873   15,197,635            0.7%
     Other Securities..................              54,619,670            2.5%
                                                   ------------           -----
 Total Consumer Staples................              88,503,098            4.1%
                                                   ------------           -----
 Energy -- (5.8%)
 *   Afren P.L.C.......................  5,639,345   14,979,341            0.7%
     AMEC P.L.C........................  1,114,094   23,268,048            1.1%
     John Wood Group P.L.C.............  1,508,579   20,003,334            0.9%
     Premier Oil P.L.C.................  2,484,308   14,225,273            0.7%
     Other Securities..................              53,247,457            2.4%
                                                   ------------           -----
 Total Energy..........................             125,723,453            5.8%
                                                   ------------           -----
 Financials -- (14.4%)
     Amlin P.L.C.......................  2,613,209   19,757,633            0.9%
     Catlin Group, Ltd.................  1,812,653   16,189,202            0.8%
     Close Brothers Group P.L.C........    777,213   18,358,740            0.9%
     Henderson Group P.L.C.............  5,229,541   22,218,077            1.0%
     Hiscox, Ltd.......................  1,645,320   19,629,497            0.9%
     ICAP P.L.C........................  2,874,272   20,133,934            0.9%
     IG Group Holdings P.L.C...........  1,796,260   19,316,253            0.9%
     Man Group P.L.C...................  9,800,117   16,354,917            0.8%
     Other Securities..................             161,296,743            7.4%
                                                   ------------           -----
 Total Financials......................             313,254,996           14.5%
                                                   ------------           -----
 Health Care -- (2.9%)
 *   BTG P.L.C.........................  1,781,080   16,015,427            0.8%
     Hikma Pharmaceuticals P.L.C.......    713,706   18,728,962            0.9%
     Other Securities..................              29,069,010            1.3%
                                                   ------------           -----
 Total Health Care.....................              63,813,399            3.0%
                                                   ------------           -----
 Industrials -- (25.2%)
     Ashtead Group P.L.C...............  2,326,314   34,467,088            1.6%
     Balfour Beatty P.L.C..............  3,596,658   17,080,799            0.8%
     BBA Aviation P.L.C................  2,792,163   14,648,757            0.7%

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

                                                                   Percentage
                                         Shares      Value++     of Net Assets**
                                         ------      -------     ---------------
Industrials -- (Continued)
       Berendsen P.L.C.................   832,065 $   14,541,122            0.7%
       Bodycote P.L.C.................. 1,253,236     15,464,310            0.7%
       Cobham P.L.C.................... 5,618,202     29,309,381            1.4%
       DCC P.L.C.......................   431,941     22,147,399            1.0%
       Hays P.L.C...................... 7,041,541     17,964,367            0.8%
       Melrose Industries P.L.C........ 3,712,937     17,930,030            0.8%
       Rentokil Initial P.L.C.......... 7,336,389     14,782,500            0.7%
       Rotork P.L.C....................   339,433     14,886,294            0.7%
       Spirax-Sarco Engineering P.L.C..   369,703     18,123,272            0.8%
       Stagecoach Group P.L.C.......... 2,248,039     14,097,073            0.7%
       Other Securities................              303,280,796           14.0%
                                                  --------------          ------
Total Industrials......................              548,723,188           25.4%
                                                  --------------          ------
Information Technology -- (7.7%)
       Halma P.L.C..................... 1,878,529     17,847,458            0.8%
       Spectris P.L.C..................   601,319     22,625,619            1.1%
       Other Securities................              126,510,630            5.8%
                                                  --------------          ------
Total Information Technology...........              166,983,707            7.7%
                                                  --------------          ------
Materials -- (7.5%)
       Croda International P.L.C.......   442,133     19,256,876            0.9%
       DS Smith P.L.C.................. 4,875,734     25,983,032            1.2%
       Other Securities................              118,648,706            5.5%
                                                  --------------          ------
Total Materials........................              163,888,614            7.6%
                                                  --------------          ------
Telecommunication Services -- (2.6%)
       Inmarsat P.L.C.................. 2,296,017     28,251,173            1.3%
       Other Securities................               29,524,691            1.4%
                                                  --------------          ------
Total Telecommunication Services.......               57,775,864            2.7%
                                                  --------------          ------
Utilities -- (2.5%)
       Drax Group P.L.C................ 2,103,725     23,549,099            1.1%
       Pennon Group P.L.C.............. 2,007,940     25,704,962            1.2%
       Other Securities................                5,970,020            0.3%
                                                  --------------          ------
Total Utilities........................               55,224,081            2.6%
                                                  --------------          ------
TOTAL COMMON STOCKS....................            2,139,453,819           99.2%
                                                  --------------          ------

PREFERRED STOCKS -- (0.0%)
       Other Securities................                   24,556            0.0%
                                                  --------------          ------

                                         Shares/
                                          Face
                                         Amount      Value+
                                         -------     ------
                                          (000)
SECURITIES LENDING COLLATERAL -- (1.8%)
(S)@   DFA Short Term Investment Fund.. 3,383,365     39,145,532            1.8%
                                                  --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,426,290,113)..............             $2,178,623,907          101.0%
                                                  ==============          ======

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                               ------------------------------------------------
                                Level 1      Level 2     Level 3     Total
                               ---------- -------------- ------- --------------
Common Stocks
  Consumer Discretionary......         -- $  555,563,419   --    $  555,563,419
  Consumer Staples............         --     88,503,098   --        88,503,098
  Energy...................... $1,369,297    124,354,156   --       125,723,453
  Financials..................         --    313,254,996   --       313,254,996
  Health Care.................         --     63,813,399   --        63,813,399
  Industrials.................    141,153    548,582,035   --       548,723,188
  Information Technology......         --    166,983,707   --       166,983,707
  Materials...................         --    163,888,614   --       163,888,614
  Telecommunication Services..         --     57,775,864   --        57,775,864
  Utilities...................         --     55,224,081   --        55,224,081
Preferred Stocks..............         --         24,556   --            24,556
Securities Lending Collateral.         --     39,145,532   --        39,145,532
                               ---------- --------------   --    --------------
TOTAL......................... $1,510,450 $2,177,113,457   --    $2,178,623,907
                               ========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                     THE CONTINENTAL SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                             Percentage
                                     Shares     Value++    of Net Assets**
                                     ------     -------    ---------------
     COMMON STOCKS -- (83.4%)
     AUSTRIA -- (2.1%)
         Other Securities..........           $ 91,183,148            2.5%
                                              ------------           -----
     BELGIUM -- (2.7%)
         Ackermans & van Haaren NV.   118,073   15,268,356            0.4%
         Other Securities..........            101,424,201            2.8%
                                              ------------           -----
     TOTAL BELGIUM.................            116,692,557            3.2%
                                              ------------           -----

     DENMARK -- (4.1%)
         GN Store Nord A.S.........   772,340   18,658,711            0.5%
     *   Jyske Bank A.S............   301,282   16,564,443            0.5%
     *   Topdanmark A.S............   507,925   14,861,733            0.4%
     *   Vestas Wind Systems A.S...   533,999   23,715,469            0.7%
         Other Securities..........            102,172,521            2.8%
                                              ------------           -----
     TOTAL DENMARK.................            175,972,877            4.9%
                                              ------------           -----

     FINLAND -- (5.7%)
     #   Elisa Oyj.................   702,558   20,996,081            0.6%
         Kesko Oyj Class B.........   315,046   12,895,665            0.4%
     #   Metso Oyj.................   499,824   20,117,792            0.6%
     #   Neste Oil Oyj.............   609,759   12,540,136            0.4%
         Other Securities..........            180,019,515            4.8%
                                              ------------           -----
     TOTAL FINLAND.................            246,569,189            6.8%
                                              ------------           -----

     FRANCE -- (10.8%)
     *   Alcatel-Lucent............ 4,446,911   17,635,210            0.5%
     #   Ingenico..................   157,666   13,758,146            0.4%
         Lagardere SCA.............   498,840   20,906,648            0.6%
     #   Neopost SA................   167,752   13,774,636            0.4%
     #*  Peugeot SA................ 1,076,690   19,049,823            0.5%
         Teleperformance...........   275,593   15,805,902            0.4%
         Other Securities..........            364,428,615           10.0%
                                              ------------           -----
     TOTAL FRANCE..................            465,358,980           12.8%
                                              ------------           -----

     GERMANY -- (12.0%)
     *   Aareal Bank AG............   423,110   19,232,324            0.5%
     #   Deutsche Wohnen AG........   837,032   17,968,901            0.5%
         Freenet AG................   498,012   17,247,703            0.5%
     #   MTU Aero Engines AG.......   153,372   14,460,904            0.4%
     #   Rheinmetall AG............   195,657   13,034,596            0.4%
         Rhoen Klinikum AG.........   500,406   16,157,728            0.5%
         Stada Arzneimittel AG.....   298,237   13,004,803            0.4%
         Other Securities..........            406,963,205           11.1%
                                              ------------           -----
     TOTAL GERMANY.................            518,070,164           14.3%
                                              ------------           -----

     GREECE -- (0.0%)
         Other Securities..........                140,446            0.0%
                                              ------------           -----

     IRELAND -- (1.7%)
         Paddy Power P.L.C.........   175,221   13,563,627            0.4%
         Other Securities..........             61,055,913            1.7%
                                              ------------           -----
     TOTAL IRELAND.................             74,619,540            2.1%
                                              ------------           -----

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                                     Percentage
                                             Shares     Value++    of Net Assets**
                                             ------     -------    ---------------
ISRAEL -- (2.1%)
    Other Securities......................            $ 90,746,828            2.5%
                                                      ------------           -----

ITALY -- (8.5%)
    Azimut Holding SpA....................    491,069   15,330,070            0.4%
*   Banca Popolare dell'Emilia Romagna SC.  1,449,109   16,703,718            0.5%
#*  Banca Popolare di Milano SCRL......... 13,321,904   13,472,478            0.4%
#*  Banco Popolare SC.....................  1,398,450   28,900,941            0.8%
*   Finmeccanica SpA......................  1,838,316   17,012,572            0.5%
    Other Securities......................             276,213,451            7.6%
                                                      ------------           -----
TOTAL ITALY...............................             367,633,230           10.2%
                                                      ------------           -----

NETHERLANDS -- (5.0%)
    Aalberts Industries NV................    480,720   16,013,637            0.4%
    Delta Lloyd NV........................    982,406   25,854,916            0.7%
    Fugro NV..............................    187,058   12,395,329            0.3%
    Nutreco NV............................    359,256   16,724,497            0.5%
*   SBM Offshore NV.......................    962,257   17,613,428            0.5%
    Other Securities......................             125,951,348            3.5%
                                                      ------------           -----
TOTAL NETHERLANDS.........................             214,553,155            5.9%
                                                      ------------           -----

NORWAY -- (2.7%)
*   DNO International ASA.................  3,792,519   13,171,371            0.4%
    Other Securities......................             104,476,401            2.8%
                                                      ------------           -----
TOTAL NORWAY..............................             117,647,772            3.2%
                                                      ------------           -----

PORTUGAL -- (1.7%)
#*  Banco Comercial Portugues SA.......... 44,641,579   13,566,339            0.4%
    Other Securities......................              60,933,496            1.7%
                                                      ------------           -----
TOTAL PORTUGAL............................              74,499,835            2.1%
                                                      ------------           -----

SPAIN -- (5.1%)
#   Bolsas y Mercados Espanoles SA........    342,685   14,929,199            0.4%
*   Jazztel P.L.C.........................  1,044,478   16,041,093            0.5%
    Other Securities......................             186,878,491            5.1%
                                                      ------------           -----
TOTAL SPAIN...............................             217,848,783            6.0%
                                                      ------------           -----

SWEDEN -- (8.8%)
    Castellum AB..........................    752,681   12,835,253            0.4%
    Husqvarna AB Class B..................  1,703,432   14,222,953            0.4%
#   JM AB.................................    372,482   12,656,896            0.4%
    Meda AB Class A.......................    976,572   17,553,824            0.5%
    NCC AB Class B........................    373,389   13,081,870            0.4%
    Other Securities......................             309,049,087            8.4%
                                                      ------------           -----
TOTAL SWEDEN..............................             379,399,883           10.5%
                                                      ------------           -----

SWITZERLAND -- (10.4%)
*   Dufry AG..............................     89,373   14,790,930            0.4%
#   Galenica AG...........................     16,866   17,174,300            0.5%
    GAM Holding AG........................    806,220   14,683,775            0.4%
    Georg Fischer AG......................     18,366   14,569,839            0.4%
    Helvetia Holding AG...................     27,336   13,625,582            0.4%
    Lonza Group AG........................    255,221   26,711,567            0.7%
    OC Oerlikon Corp. AG..................    858,856   13,681,316            0.4%
    PSP Swiss Property AG.................    148,327   14,256,468            0.4%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

                                                                     Percentage
                                          Shares       Value++     of Net Assets**
                                          ------       -------     ---------------
SWITZERLAND -- (Continued)
        Other Securities................            $  320,095,537            8.8%
                                                    --------------          ------
TOTAL SWITZERLAND.......................               449,589,314           12.4%
                                                    --------------          ------

UNITED KINGDOM -- (0.0%)
        Other Securities................                   378,477            0.0%
                                                    --------------          ------
TOTAL COMMON STOCKS.....................             3,600,904,178           99.4%
                                                    --------------          ------

RIGHTS/WARRANTS -- (0.1%)
AUSTRIA -- (0.0%)
        Other Securities................                        --            0.0%
                                                    --------------          ------

FRANCE -- (0.1%)
        Other Securities................                 2,059,874            0.1%
                                                    --------------          ------

ISRAEL -- (0.0%)
        Other Securities................                    10,893            0.0%
                                                    --------------          ------

ITALY -- (0.0%)
        Other Securities................                        --            0.0%
                                                    --------------          ------

PORTUGAL -- (0.0%)
        Other Securities................                   286,655            0.0%
                                                    --------------          ------

SPAIN -- (0.0%)
        Other Securities................                   471,463            0.0%
                                                    --------------          ------

SWEDEN -- (0.0%)
        Other Securities................                   193,526            0.0%
                                                    --------------          ------
TOTAL RIGHTS/WARRANTS...................                 3,022,411            0.1%
                                                    --------------          ------

                                          Shares/
                                           Face
                                          Amount       Value+
                                          -------      ------
                                           (000)
SECURITIES LENDING COLLATERAL -- (16.5%)
(S)@    DFA Short Term Investment Fund.. 61,420,624    710,636,625           19.6%
                                                    --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $3,155,257,765)...............              $4,314,563,214          119.1%
                                                    ==============          ======

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

Summary of the Series' investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                               -------------------------------------------------
                                 Level 1      Level 2     Level 3     Total
                               ----------- -------------- ------- --------------
Common Stocks
  Austria..................... $    14,102 $   91,169,046   --    $   91,183,148
  Belgium.....................          --    116,692,557   --       116,692,557
  Denmark.....................          --    175,972,877   --       175,972,877
  Finland.....................          --    246,569,189   --       246,569,189
  France......................          --    465,358,980   --       465,358,980
  Germany.....................   9,143,389    508,926,775   --       518,070,164
  Greece......................          --        140,446   --           140,446
  Ireland.....................      93,788     74,525,752   --        74,619,540
  Israel......................          --     90,746,828   --        90,746,828
  Italy.......................          --    367,633,230   --       367,633,230
  Netherlands.................   2,691,653    211,861,502   --       214,553,155
  Norway......................          --    117,647,772   --       117,647,772
  Portugal....................          --     74,499,835   --        74,499,835
  Spain.......................     153,883    217,694,900   --       217,848,783
  Sweden......................   3,828,654    375,571,229   --       379,399,883
  Switzerland.................          --    449,589,314   --       449,589,314
  United Kingdom..............          --        378,477   --           378,477
Rights/Warrants
  Austria.....................          --             --   --                --
  France......................          --      2,059,874   --         2,059,874
  Israel......................          --         10,893   --            10,893
  Italy.......................          --             --   --                --
  Portugal....................          --        286,655   --           286,655
  Spain.......................          --        471,463   --           471,463
  Sweden......................          --        193,526   --           193,526
Securities Lending Collateral.          --    710,636,625   --       710,636,625
                               ----------- --------------   --    --------------
TOTAL......................... $15,925,469 $4,298,637,745   --    $4,314,563,214
                               =========== ==============   ==    ==============


                See accompanying Notes to Financial Statements.

                       THE CANADIAN SMALL COMPANY SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                     Percentage
                                             Shares     Value++    of Net Assets**
                                             ------     -------    ---------------
COMMON STOCKS -- (80.1%)
Consumer Discretionary -- (7.7%)
#   Cineplex, Inc..........................   271,135 $ 10,219,047            1.2%
#   Corus Entertainment, Inc. Class B......   369,716    8,304,738            1.0%
#*  Imax Corp..............................   229,046    5,870,081            0.7%
    Linamar Corp...........................   269,606   13,496,904            1.6%
    RONA, Inc..............................   681,945    6,875,136            0.8%
    Other Securities.......................             38,233,526            4.4%
                                                      ------------           -----
Total Consumer Discretionary...............             82,999,432            9.7%
                                                      ------------           -----
Consumer Staples -- (2.7%)
    Maple Leaf Foods, Inc..................   500,264    8,265,847            0.9%
    Other Securities.......................             20,983,102            2.5%
                                                      ------------           -----
Total Consumer Staples.....................             29,248,949            3.4%
                                                      ------------           -----
Energy -- (23.7%)
*   Advantage Oil & Gas, Ltd............... 1,098,231    6,953,810            0.8%
*   Bankers Petroleum, Ltd................. 1,277,846    6,960,212            0.8%
*   Bellatrix Exploration, Ltd.............   938,858    9,131,177            1.1%
    Calfrac Well Services, Ltd.............   159,947    5,538,058            0.6%
*   Crew Energy, Inc.......................   542,884    6,151,744            0.7%
#   Enbridge Income Fund Holdings, Inc.....   227,285    5,524,267            0.6%
*   Gran Tierra Energy, Inc................ 1,391,012    9,886,395            1.2%
*   Legacy Oil + Gas, Inc..................   745,800    5,804,182            0.7%
#   Mullen Group, Ltd......................   458,025   12,419,600            1.4%
*   NuVista Energy, Ltd....................   606,009    6,048,755            0.7%
#   Parkland Fuel Corp.....................   353,327    6,543,988            0.8%
#   Pason Systems, Inc.....................   292,560    8,125,110            1.0%
    Secure Energy Services, Inc............   437,854    7,853,848            0.9%
    ShawCor, Ltd...........................   125,996    5,612,084            0.7%
    Trican Well Service, Ltd...............   643,185    9,213,087            1.1%
    Trinidad Drilling, Ltd.................   663,617    7,422,968            0.9%
#   Whitecap Resources, Inc................   848,168   11,189,735            1.3%
    Other Securities.......................            123,066,870           14.1%
                                                      ------------           -----
Total Energy...............................            253,445,890           29.4%
                                                      ------------           -----
Financials -- (6.2%)
    Canadian Western Bank..................   300,957   10,198,023            1.2%
    FirstService Corp......................   138,348    6,828,728            0.8%
#   Home Capital Group, Inc................   241,200   10,191,115            1.2%
    Laurentian Bank of Canada..............   147,250    6,325,013            0.7%
    Other Securities.......................             33,049,262            3.8%
                                                      ------------           -----
Total Financials...........................             66,592,141            7.7%
                                                      ------------           -----
Health Care -- (1.8%)
*   Endo International P.L.C...............    87,493    5,484,827            0.7%
    Other Securities.......................             13,758,022            1.5%
                                                      ------------           -----
Total Health Care..........................             19,242,849            2.2%
                                                      ------------           -----
Industrials -- (11.5%)
*   ATS Automation Tooling Systems, Inc....   455,298    5,898,665            0.7%
#   Black Diamond Group, Ltd...............   199,089    6,259,392            0.7%
    MacDonald Dettwiler & Associates, Ltd..    85,470    6,628,302            0.8%
#   Ritchie Bros Auctioneers, Inc..........   347,194    8,676,286            1.0%
#   Russel Metals, Inc.....................   316,110    9,301,170            1.1%

THE CANADIAN SMALL COMPANY SERIES
CONTINUED

                                                                     Percentage
                                          Shares       Value++     of Net Assets**
                                          ------       -------     ---------------
Industrials -- (Continued)
      Stantec, Inc......................    228,285 $   13,529,851            1.6%
      TransForce, Inc...................    388,103      8,473,432            1.0%
      WSP Global, Inc...................    189,353      6,480,207            0.8%
      Other Securities..................                58,517,140            6.7%
                                                    --------------          ------
Total Industrials.......................               123,764,445           14.4%
                                                    --------------          ------
Information Technology -- (4.8%)
*     Celestica, Inc....................    949,607     10,535,305            1.2%
#     Davis + Henderson Corp............    380,812     11,027,757            1.3%
      Other Securities..................                29,406,747            3.4%
                                                    --------------          ------
Total Information Technology............                50,969,809            5.9%
                                                    --------------          ------
Materials -- (17.2%)
      Alamos Gold, Inc..................    579,498      5,419,328            0.6%
*     B2Gold Corp.......................  2,539,819      7,299,329            0.9%
      CCL Industries, Inc. Class B......    111,467     10,135,305            1.2%
#     HudBay Minerals, Inc..............    872,492      7,442,909            0.9%
*     Osisko Mining Corp................  1,551,415     11,111,361            1.3%
#     Pan American Silver Corp..........    627,915      8,135,024            1.0%
      Sherritt International Corp.......  1,628,826      6,895,445            0.8%
      Other Securities..................               128,188,750           14.8%
                                                    --------------          ------
Total Materials.........................               184,627,451           21.5%
                                                    --------------          ------
Telecommunication Services -- (0.3%)
      Other Securities..................                 2,808,121            0.3%
                                                    --------------          ------
Utilities -- (4.2%)
#     Algonquin Power & Utilities Corp..    912,415      6,559,765            0.8%
#     Capital Power Corp................    389,209      8,742,599            1.0%
#     Just Energy Group, Inc............    675,567      5,368,540            0.6%
#     Northland Power, Inc..............    373,925      5,844,017            0.7%
#     Superior Plus Corp................    653,197      7,872,572            0.9%
      Other Securities..................                10,170,144            1.2%
                                                    --------------          ------
Total Utilities.........................                44,557,637            5.2%
                                                    --------------          ------
TOTAL COMMON STOCKS.....................               858,256,724           99.7%
                                                    --------------          ------

                                          Shares/
                                           Face
                                          Amount       Value+
                                          -------      ------
                                           (000)
SECURITIES LENDING COLLATERAL -- (19.9%)
(S)@  DFA Short Term Investment Fund.... 18,400,940    212,898,875           24.7%
                                                    --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,078,682,448)...............              $1,071,155,599          124.4%
                                                    ==============          ======

THE CANADIAN SMALL COMPANY SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                               ------------------------------------------------
                                 Level 1      Level 2    Level 3     Total
                               ------------ ------------ ------- --------------
Common Stocks
  Consumer Discretionary...... $ 82,999,432           --   --    $   82,999,432
  Consumer Staples............   29,248,949           --   --        29,248,949
  Energy......................  253,445,492 $        398   --       253,445,890
  Financials..................   66,592,141           --   --        66,592,141
  Health Care.................   19,234,585        8,264   --        19,242,849
  Industrials.................  123,764,445           --   --       123,764,445
  Information Technology......   50,969,809           --   --        50,969,809
  Materials...................  184,584,754       42,697   --       184,627,451
  Telecommunication Services..    2,808,121           --   --         2,808,121
  Utilities...................   44,557,637           --   --        44,557,637
Securities Lending Collateral.           --  212,898,875   --       212,898,875
                               ------------ ------------   --    --------------
TOTAL......................... $858,205,365 $212,950,234   --    $1,071,155,599
                               ============ ============   ==    ==============

                See accompanying Notes to Financial Statements.

                          THE EMERGING MARKETS SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                                   Percentage
                                                           Shares     Value++    of Net Assets**
                                                           ------     -------    ---------------
COMMON STOCKS -- (88.9%)
BRAZIL -- (6.7%)
    AMBEV SA ADR........................................  4,150,723 $ 30,092,742            0.8%
    Cielo SA............................................    743,950   13,179,074            0.3%
    Petroleo Brasileiro SA ADR..........................  1,308,418   18,160,842            0.5%
#   Vale SA Sponsored ADR...............................  1,238,400   16,371,648            0.4%
    Other Securities....................................             206,249,292            5.2%
                                                                    ------------          ------
TOTAL BRAZIL............................................             284,053,598            7.2%
                                                                    ------------          ------

CHILE -- (1.5%)
    Other Securities....................................              64,710,527            1.6%
                                                                    ------------          ------

CHINA -- (13.1%)
    Bank of China, Ltd. Class H......................... 64,409,100   28,461,762            0.7%
    China Construction Bank Corp. Class H............... 58,649,590   40,607,391            1.0%
#   China Mobile, Ltd. Sponsored ADR....................    926,803   43,958,266            1.1%
#   CNOOC, Ltd. ADR.....................................    120,801   19,955,117            0.5%
    Industrial & Commercial Bank of China, Ltd. Class H. 59,907,185   35,718,118            0.9%
    PetroChina Co., Ltd. ADR............................    143,410   16,538,041            0.4%
    Tencent Holdings, Ltd...............................    812,600   51,182,422            1.3%
    Other Securities....................................             315,817,149            8.0%
                                                                    ------------          ------
TOTAL CHINA.............................................             552,238,266           13.9%
                                                                    ------------          ------

COLOMBIA -- (0.7%)
    Other Securities....................................              29,238,872            0.7%
                                                                    ------------          ------

CZECH REPUBLIC -- (0.3%)
    Other Securities....................................              12,511,686            0.3%
                                                                    ------------          ------

EGYPT -- (0.1%)
    Other Securities....................................               4,201,649            0.1%
                                                                    ------------          ------

GREECE -- (0.5%)
    Other Securities....................................              22,410,533            0.6%
                                                                    ------------          ------

HUNGARY -- (0.3%)
    Other Securities....................................              12,077,981            0.3%
                                                                    ------------          ------

INDIA -- (7.3%)
    HDFC Bank, Ltd......................................  1,530,953   18,415,560            0.5%
    Infosys, Ltd........................................    246,907   13,124,831            0.3%
    ITC, Ltd............................................  2,345,449   13,243,148            0.3%
    Reliance Industries, Ltd............................  1,443,896   22,451,283            0.6%
    Tata Consultancy Services, Ltd......................    504,640   18,333,675            0.5%
    Other Securities....................................             223,122,534            5.6%
                                                                    ------------          ------
TOTAL INDIA.............................................             308,691,031            7.8%
                                                                    ------------          ------

INDONESIA -- (2.9%)
    Astra International Tbk PT.......................... 20,701,010   13,337,497            0.4%
    Other Securities....................................             106,769,377            2.6%
                                                                    ------------          ------
TOTAL INDONESIA.........................................             120,106,874            3.0%
                                                                    ------------          ------

THE EMERGING MARKETS SERIES
CONTINUED

                                                                             Percentage
                                                   Shares      Value++     of Net Assets**
                                                   ------      -------     ---------------
MALAYSIA -- (4.2%)
#   CIMB Group Holdings Bhd.....................  5,534,976 $   12,750,320            0.3%
#   Malayan Banking Bhd.........................  4,820,521     14,632,704            0.4%
    Other Securities............................               149,286,724            3.7%
                                                            --------------          ------
TOTAL MALAYSIA..................................               176,669,748            4.4%
                                                            --------------          ------

MEXICO -- (5.1%)
#   America Movil S.A.B. de C.V. Series L....... 37,750,669     38,060,142            1.0%
#*  Cemex S.A.B. de C.V. Sponsored ADR..........  1,337,402     16,904,765            0.4%
    Fomento Economico Mexicano S.A.B. de C.V....  1,793,669     16,295,924            0.4%
#   Grupo Financiero Banorte S.A.B. de C.V......  2,819,018     18,722,705            0.5%
    Grupo Mexico S.A.B. de C.V. Series B........  4,225,397     12,725,202            0.3%
    Grupo Televisa S.A.B. Series CPO............  2,556,698     16,751,841            0.4%
#   Wal-Mart de Mexico S.A.B. de C.V. Series V..  5,248,185     13,278,166            0.3%
    Other Securities............................                83,475,903            2.1%
                                                            --------------          ------
TOTAL MEXICO....................................               216,214,648            5.4%
                                                            --------------          ------

PERU -- (0.3%)
    Other Securities............................                12,233,584            0.3%
                                                            --------------          ------

PHILIPPINES -- (1.3%)
    Other Securities............................                55,163,199            1.4%
                                                            --------------          ------

POLAND -- (1.9%)
    Powszechna Kasa Oszczednosci Bank Polski SA.    967,168     13,272,814            0.3%
    Other Securities............................                65,668,845            1.7%
                                                            --------------          ------
TOTAL POLAND....................................                78,941,659            2.0%
                                                            --------------          ------

RUSSIA -- (3.4%)
    Gazprom OAO Sponsored ADR...................  6,186,601     44,710,169            1.1%
    Lukoil OAO Sponsored ADR....................    430,626     22,797,092            0.6%
    Other Securities............................                74,082,277            1.9%
                                                            --------------          ------
TOTAL RUSSIA....................................               141,589,538            3.6%
                                                            --------------          ------

SOUTH AFRICA -- (7.9%)
    FirstRand, Ltd..............................  3,475,911     12,789,231            0.3%
    MTN Group, Ltd..............................  1,869,995     37,515,477            0.9%
    Naspers, Ltd. Class N.......................    444,856     42,038,561            1.1%
    Sasol, Ltd. Sponsored ADR...................    609,116     33,751,118            0.9%
    Standard Bank Group, Ltd....................  1,498,309     19,686,203            0.5%
    Other Securities............................               185,951,484            4.7%
                                                            --------------          ------
TOTAL SOUTH AFRICA..............................               331,732,074            8.4%
                                                            --------------          ------

SOUTH KOREA -- (13.9%)
    Hyundai Mobis...............................     67,404     19,256,211            0.5%
#   Hyundai Motor Co............................    151,763     33,838,057            0.9%
    Kia Motors Corp.............................    270,079     14,984,572            0.4%
    Naver Corp..................................     27,242     19,617,420            0.5%
    POSCO.......................................     47,828     14,129,742            0.4%
    Samsung Electronics Co., Ltd................     81,120    105,777,262            2.7%
    Samsung Electronics Co., Ltd. GDR...........     49,372     31,872,757            0.8%
    Shinhan Financial Group Co., Ltd............    374,876     16,362,733            0.4%
*   SK Hynix, Inc...............................    512,610     19,988,432            0.5%
    Other Securities............................               308,657,620            7.6%
                                                            --------------          ------
TOTAL SOUTH KOREA...............................               584,484,806           14.7%
                                                            --------------          ------

THE EMERGING MARKETS SERIES
CONTINUED

                                                                                Percentage
                                                     Shares       Value++     of Net Assets**
                                                     ------       -------     ---------------
TAIWAN -- (13.3%)
      Hon Hai Precision Industry Co., Ltd.......... 12,802,056 $   36,767,003            0.9%
      MediaTek, Inc................................  1,280,995     20,073,171            0.5%
      Taiwan Semiconductor Manufacturing Co., Ltd.. 25,188,808     98,975,776            2.5%
      Other Securities.............................               403,470,157           10.2%
                                                               --------------          ------
TOTAL TAIWAN.......................................               559,286,107           14.1%
                                                               --------------          ------

THAILAND -- (2.5%)
      Other Securities.............................               103,805,802            2.6%
                                                               --------------          ------

TURKEY -- (1.7%)
      Other Securities.............................                69,707,052            1.8%
                                                               --------------          ------
TOTAL COMMON STOCKS................................             3,740,069,234           94.2%
                                                               --------------          ------

PREFERRED STOCKS -- (4.3%)
BRAZIL --(4.2%)
      Banco Bradesco SA............................  2,233,995     33,253,187            0.8%
      Itau Unibanco Holding SA.....................  2,568,240     42,386,470            1.1%
      Vale SA......................................  1,529,491     18,122,728            0.5%
      Petroleo Brasileiro SA Sponsored ADR.........  1,981,166     29,321,257            0.8%
      Other Securities.............................                52,447,182            1.3%
                                                               --------------          ------
TOTAL BRAZIL.......................................               175,530,824            4.5%
                                                               --------------          ------

CHILE -- (0.0%)
      Other Securities.............................                    37,233            0.0%
                                                               --------------          ------

COLOMBIA -- (0.1%)
      Other Securities.............................                 4,491,365            0.1%
                                                               --------------          ------

INDIA -- (0.0%)
      Other Securities.............................                   104,480            0.0%
                                                               --------------          ------
TOTAL PREFERRED STOCKS.............................               180,163,902            4.6%
                                                               --------------          ------

RIGHTS/WARRANTS -- (0.0%)
BRAZIL -- (0.0%)
      Other Securities.............................                     1,147            0.0%
                                                               --------------          ------

HONG KONG -- (0.0%)
      Other Securities.............................                       674            0.0%
                                                               --------------          ------

PHILIPPINES -- (0.0%)
      Other Securities.............................                        19            0.0%
                                                               --------------          ------

SOUTH KOREA -- (0.0%)
      Other Securities.............................                   105,022            0.0%
                                                               --------------          ------

THAILAND -- (0.0%)
      Other Securities.............................                   149,367            0.0%
                                                               --------------          ------
TOTAL RIGHTS/WARRANTS..............................                   256,229            0.0%
                                                               --------------          ------
                                                     Shares/
                                                      Face
                                                     Amount       Value+
                                                     -------      ------             -
                                                      (000)
SECURITIES LENDING COLLATERAL -- (6.8%)
(S)@  DFA Short Term Investment Fund............... 24,744,687    286,296,034            7.2%
                                                               --------------          ------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $3,075,524,424).............................            $4,206,785,399          106.0%
                                                               ==============          ======

THE EMERGING MARKETS SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     Investments in Securities (Market Value)
                               ----------------------------------------------------
                                  Level 1        Level 2     Level 3     Total
                               -------------- -------------- ------- --------------
Common Stocks
  Brazil...................... $  284,053,598             --   --    $  284,053,598
  Chile.......................     64,710,527             --   --        64,710,527
  China.......................    119,688,115 $  432,550,151   --       552,238,266
  Colombia....................     29,238,872             --   --        29,238,872
  Czech Republic..............             --     12,511,686   --        12,511,686
  Egypt.......................             --      4,201,649   --         4,201,649
  Greece......................             --     22,410,533   --        22,410,533
  Hungary.....................             --     12,077,981   --        12,077,981
  India.......................     26,959,956    281,731,075   --       308,691,031
  Indonesia...................        441,711    119,665,163   --       120,106,874
  Malaysia....................             --    176,669,748   --       176,669,748
  Mexico......................    216,214,648             --   --       216,214,648
  Peru........................     12,233,584             --   --        12,233,584
  Philippines.................        466,980     54,696,219   --        55,163,199
  Poland......................             --     78,941,659   --        78,941,659
  Russia......................      5,314,230    136,275,308   --       141,589,538
  South Africa................     49,122,772    282,609,302   --       331,732,074
  South Korea.................     18,871,719    565,613,087   --       584,484,806
  Taiwan......................     14,168,502    545,117,605   --       559,286,107
  Thailand....................    103,805,802             --   --       103,805,802
  Turkey......................      1,069,174     68,637,878   --        69,707,052
Preferred Stocks
  Brazil......................    175,530,824             --   --       175,530,824
  Chile.......................         37,233             --   --            37,233
  Colombia....................      4,491,365             --   --         4,491,365
  India.......................        104,480             --   --           104,480
Rights/Warrants
  Brazil......................             --          1,147   --             1,147
  Hong Kong...................             --            674   --               674
  Philippines.................             --             19   --                19
  South Korea.................             --        105,022   --           105,022
  Thailand....................             --        149,367   --           149,367
Securities Lending Collateral              --    286,296,034   --       286,296,034
                               -------------- --------------   --    --------------
TOTAL......................... $1,126,524,092 $3,080,261,307   --    $4,206,785,399
                               ============== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                     THE EMERGING MARKETS SMALL CAP SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                              Percentage
                                                    Shares      Value++     of Net Assets**
                                                    ------      -------     ---------------
COMMON STOCKS -- (87.9%)
BRAZIL -- (6.9%)
    ALL -- America Latina Logistica SA...........  2,092,128 $    8,285,005            0.2%
    Anhanguera Educacional Participacoes SA......  2,379,735     14,728,262            0.3%
    Cia Hering...................................  1,041,790     11,007,769            0.3%
    EDP -- Energias do Brasil SA.................  2,249,598      9,776,255            0.2%
    Equatorial Energia SA........................  1,447,935     13,221,194            0.3%
    Estacio Participacoes SA.....................  1,643,304     17,599,327            0.4%
    Mills Estruturas e Servicos de Engenharia SA.    703,026      8,866,057            0.2%
    MRV Engenharia e Participacoes SA............  3,395,133     10,749,922            0.2%
    Odontoprev SA................................  2,549,265     10,232,502            0.2%
    Sul America SA...............................  1,801,909     13,212,784            0.3%
    Totvs SA.....................................    604,100      9,864,461            0.2%
    Other Securities.............................               206,207,230            4.8%
                                                             --------------          ------
TOTAL BRAZIL.....................................               333,750,768            7.6%
                                                             --------------          ------

CHILE -- (1.2%)
    Parque Arauco SA.............................  5,518,473      9,876,927            0.2%
    Vina Concha y Toro SA........................  3,824,015      7,996,983            0.2%
    Other Securities.............................                41,004,617            0.9%
                                                             --------------          ------
TOTAL CHILE......................................                58,878,527            1.3%
                                                             --------------          ------

CHINA -- (12.4%)
#   GOME Electrical Appliances Holding, Ltd...... 43,306,000      8,119,841            0.2%
#   Kingsoft Corp., Ltd..........................  2,937,000      9,102,261            0.2%
    Sino Biopharmaceutical, Ltd.................. 13,536,000     10,605,251            0.3%
    Other Securities.............................               574,418,805           13.1%
                                                             --------------          ------
TOTAL CHINA......................................               602,246,158           13.8%
                                                             --------------          ------

COLOMBIA -- (0.0%)
    Other Securities.............................                   803,444            0.0%
                                                             --------------          ------

GREECE -- (1.0%)
    Other Securities.............................                50,803,666            1.2%
                                                             --------------          ------

HUNGARY -- (0.0%)
    Other Securities.............................                 1,394,021            0.0%
                                                             --------------          ------

INDIA -- (8.1%)
    Aurobindo Pharma, Ltd........................  1,129,123     10,783,152            0.3%
    UPL, Ltd.....................................  2,016,992      8,959,003            0.2%
    Other Securities.............................               376,249,458            8.5%
                                                             --------------          ------
TOTAL INDIA......................................               395,991,613            9.0%
                                                             --------------          ------

INDONESIA -- (3.5%)
    Other Securities.............................               167,842,174            3.8%
                                                             --------------          ------

ISRAEL -- (0.0%)
    Other Securities.............................                    16,234            0.0%
                                                             --------------          ------
MALAYSIA -- (5.8%)
#   Bursa Malaysia Bhd...........................  3,632,100      8,447,507            0.2%
    Other Securities.............................               274,096,774            6.2%
                                                             --------------          ------
TOTAL MALAYSIA...................................               282,544,281            6.4%
                                                             --------------          ------

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                                         Percentage
                                                               Shares      Value++     of Net Assets**
                                                               ------      -------     ---------------
MEXICO -- (4.6%)
#   Alsea S.A.B. de C.V.....................................  4,006,952 $   13,859,057            0.3%
#   Banregio Grupo Financiero S.A.B. de C.V.................  1,487,396      8,616,670            0.2%
#*  Genomma Lab Internacional S.A.B. de C.V. Class B........  7,354,004     18,679,066            0.4%
*   Gruma S.A.B. de C.V. Class B............................  1,690,397     14,949,375            0.3%
    Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B.  2,116,469     12,739,824            0.3%
    Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR......     98,029     11,984,045            0.3%
    Grupo Aeroportuario del Sureste S.A.B. de C.V. Class B..    713,342      8,730,060            0.2%
#*  Industrias CH S.A.B. de C.V. Series B...................  1,696,510      8,999,468            0.2%
#*  Promotora y Operadora de Infraestructura S.A.B. de C.V..  1,698,488     23,719,307            0.5%
    Other Securities........................................                99,129,487            2.4%
                                                                        --------------          ------
TOTAL MEXICO................................................               221,406,359            5.1%
                                                                        --------------          ------

PHILIPPINES -- (1.4%)
    Other Securities........................................                69,493,951            1.6%
                                                                        --------------          ------

POLAND -- (2.3%)
    Asseco Poland SA........................................    620,582      9,240,662            0.2%
*   Grupa Lotos SA..........................................    645,490      8,324,023            0.2%
    Lubelski Wegiel Bogdanka SA.............................    272,426     11,151,681            0.3%
    Other Securities........................................                84,097,601            1.9%
                                                                        --------------          ------
TOTAL POLAND................................................               112,813,967            2.6%
                                                                        --------------          ------

SOUTH AFRICA -- (7.4%)
    Aeci, Ltd...............................................    856,959      9,571,562            0.2%
    AVI, Ltd................................................  2,687,799     14,830,459            0.3%
    Barloworld, Ltd.........................................    859,133      9,372,443            0.2%
    Clicks Group, Ltd.......................................  2,275,094     13,872,087            0.3%
    Coronation Fund Managers, Ltd...........................  1,346,747     13,004,885            0.3%
    Nampak, Ltd.............................................  2,490,646      9,291,754            0.2%
*   Northam Platinum, Ltd...................................  2,145,957      8,376,688            0.2%
    Omnia Holdings, Ltd.....................................    513,646     11,042,991            0.3%
    PPC, Ltd................................................  4,213,403     12,258,981            0.3%
    Reunert, Ltd............................................  1,274,935      8,378,275            0.2%
#*  Sappi, Ltd..............................................  4,391,943     13,922,148            0.3%
    Spar Group, Ltd. (The)..................................  1,016,062     11,938,034            0.3%
    Sun International, Ltd..................................    813,283      8,038,794            0.2%
    Tongaat Hulett, Ltd.....................................    744,400      8,850,235            0.2%
    Other Securities........................................               206,766,869            4.7%
                                                                        --------------          ------
TOTAL SOUTH AFRICA..........................................               359,516,205            8.2%
                                                                        --------------          ------

SOUTH KOREA -- (13.6%)
    DGB Financial Group, Inc................................    682,483     10,353,694            0.3%
    Hotel Shilla Co., Ltd...................................    104,723      8,818,864            0.2%
    Hyosung Corp............................................    121,019      8,645,977            0.2%
#   Hyundai Development Co..................................    299,750      8,593,993            0.2%
    Macquarie Korea Infrastructure Fund.....................  1,514,061      9,376,240            0.2%
    Other Securities........................................               614,513,213           14.0%
                                                                        --------------          ------
TOTAL SOUTH KOREA...........................................               660,301,981           15.1%
                                                                        --------------          ------
TAIWAN -- (13.1%)
    Other Securities........................................               637,407,713           14.6%
                                                                        --------------          ------

THAILAND -- (3.9%)
    Other Securities........................................               191,129,803            4.4%
                                                                        --------------          ------

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED

                                                                     Percentage
                                          Shares       Value++     of Net Assets**
                                          ------       -------     ---------------
TURKEY -- (2.7%)
        Other Securities................            $  130,850,483            3.0%
                                                    --------------          ------
TOTAL COMMON STOCKS.....................             4,277,191,348           97.7%
                                                    --------------          ------

PREFERRED STOCKS -- (1.1%)
BRAZIL -- (1.1%)
        Other Securities................                50,734,982            1.2%
                                                    --------------          ------

CHILE -- (0.0%)
        Other Securities................                    15,095            0.0%
                                                    --------------          ------

COLOMBIA -- (0.0%)
        Other Securities................                 1,764,896            0.0%
                                                    --------------          ------
TOTAL PREFERRED STOCKS..................                52,514,973            1.2%
                                                    --------------          ------

RIGHTS/WARRANTS -- (0.0%)
BRAZIL -- (0.0%)
        Other Securities................                        --            0.0%
                                                    --------------          ------

CHILE -- (0.0%)
        Other Securities................                        --            0.0%
                                                    --------------          ------

INDIA -- (0.0%)
        Other Securities................                    11,605            0.0%
                                                    --------------          ------

MALAYSIA -- (0.0%)
        Other Securities................                    45,846            0.0%
                                                    --------------          ------

PHILIPPINES -- (0.0%)
        Other Securities................                     9,262            0.0%
                                                    --------------          ------

SOUTH AFRICA -- (0.0%)
        Other Securities................                    12,893            0.0%
                                                    --------------          ------

SOUTH KOREA -- (0.0%)
        Other Securities................                   517,706            0.0%
                                                    --------------          ------

TAIWAN -- (0.0%)
        Other Securities................                       895            0.0%
                                                    --------------          ------

THAILAND -- (0.0%)
        Other Securities................                   103,908            0.0%
                                                    --------------          ------

TURKEY -- (0.0%)
        Other Securities................                   591,552            0.0%
                                                    --------------          ------
TOTAL RIGHTS/WARRANTS...................                 1,293,667            0.0%
                                                    --------------          ------

                                          Shares/
                                           Face
                                          Amount       Value+
                                          -------      ------             -
                                           (000)
SECURITIES LENDING COLLATERAL -- (11.0%)
(S)@    DFA Short Term Investment Fund.. 46,389,128    536,722,214           12.3%
                                                    --------------          ------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $4,396,701,201)..................            $4,867,722,202          111.2%
                                                    ==============          ======

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                               --------------------------------------------------
                                 Level 1       Level 2     Level 3     Total
                               ------------ -------------- ------- --------------
Common Stocks
  Brazil...................... $333,750,768             --   --    $  333,750,768
  Chile.......................   58,878,527             --   --        58,878,527
  China.......................      138,453 $  602,107,705   --       602,246,158
  Colombia....................      803,444             --   --           803,444
  Greece......................           --     50,803,666   --        50,803,666
  Hungary.....................           --      1,394,021   --         1,394,021
  India.......................      908,836    395,082,777   --       395,991,613
  Indonesia...................    1,931,582    165,910,592   --       167,842,174
  Israel......................           --         16,234   --            16,234
  Malaysia....................           --    282,544,281   --       282,544,281
  Mexico......................  221,229,791        176,568   --       221,406,359
  Philippines.................           --     69,493,951   --        69,493,951
  Poland......................           --    112,813,967   --       112,813,967
  South Africa................   12,889,367    346,626,838   --       359,516,205
  South Korea.................    2,197,056    658,104,925   --       660,301,981
  Taiwan......................           --    637,407,713   --       637,407,713
  Thailand....................  190,762,395        367,408   --       191,129,803
  Turkey......................           --    130,850,483   --       130,850,483
Preferred Stocks
  Brazil......................   50,734,982             --   --        50,734,982
  Chile.......................       15,095             --   --            15,095
  Colombia....................    1,764,896             --   --         1,764,896
Rights/Warrants
  Brazil......................           --             --   --                --
  Chile.......................           --             --   --                --
  India.......................           --         11,605   --            11,605
  Malaysia....................           --         45,846   --            45,846
  Philippines.................           --          9,262   --             9,262
  South Africa................           --         12,893   --            12,893
  South Korea.................       19,596        498,110   --           517,706
  Taiwan......................          895             --   --               895
  Thailand....................           --        103,908   --           103,908
  Turkey......................           --        591,552   --           591,552
Securities Lending Collateral.           --    536,722,214   --       536,722,214
                               ------------ --------------   --    --------------
TOTAL......................... $876,025,683 $3,991,696,519   --    $4,867,722,202
                               ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                           The Japanese   The Asia
                                                              The U.S. Large    The DFA       Small     Pacific Small
                                                                Cap Value    International   Company       Company
                                                                  Series     Value Series*    Series       Series*
                                                              -------------- ------------- ------------ -------------
ASSETS:
Investments at Value (including $432,843, $922,064, $296,939
 and $285,587 of securities on loan, respectively)...........  $16,668,644    $ 9,480,370   $2,194,668   $1,402,271
Temporary Cash Investments at Value & Cost...................       69,498             --           --           --
Collateral from Securities on Loan Invested in Affiliate at
 Value & Cost................................................      441,535        955,113      317,076      308,612
Foreign Currencies at Value..................................           --         34,442          606          990
Cash.........................................................           --         12,095          953        2,102
Receivables:
  Investment Securities Sold.................................       22,131          8,683        1,884        1,890
  Dividends, Interest and Tax Reclaims.......................       14,957         38,974       21,266        1,998
  Securities Lending Income..................................          265          2,482          262          342
Unrealized Gain on Foreign Currency Contracts................           --              8           --           --
Prepaid Expenses and Other Assets............................           --             --            1            2
                                                               -----------    -----------   ----------   ----------
     Total Assets............................................   17,217,030     10,532,167    2,536,716    1,718,207
                                                               -----------    -----------   ----------   ----------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned...........................      441,535        955,113      317,076      308,612
  Investment Securities Purchased............................       61,418         36,644        1,346           --
  Due to Advisor.............................................        1,360          1,541          182          117
Unrealized Loss on Foreign Currency Contracts................           --             10            9           --
Accrued Expenses and Other Liabilities.......................          779            474          182          100
                                                               -----------    -----------   ----------   ----------
     Total Liabilities.......................................      505,092        993,782      318,795      308,829
                                                               -----------    -----------   ----------   ----------
NET ASSETS...................................................  $16,711,938    $ 9,538,385   $2,217,921   $1,409,378
                                                               ===========    ===========   ==========   ==========
Investments at Cost..........................................  $10,414,840    $ 7,650,003   $2,109,778   $1,310,941
                                                               ===========    ===========   ==========   ==========
Foreign Currencies at Cost...................................  $        --    $    34,284   $      605   $      989
                                                               ===========    ===========   ==========   ==========

----------
* See Note I in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                               The
                                              The United   Continental The Canadian
                                             Kingdom Small    Small       Small                     The Emerging
                                                Company      Company     Company     The Emerging   Markets Small
                                                Series       Series*     Series*    Markets Series*  Cap Series*
                                             ------------- ----------- ------------ --------------- -------------
ASSETS:
Investments at Value (including $37,099,
 $654,103, $241,247, $349,865 and
 $652,668 of securities on loan,
 respectively)..............................  $2,139,478   $3,603,927   $  858,257    $3,920,489     $4,331,000
Collateral from Securities on Loan Invested
 in Affiliate at Value & Cost...............      39,146      710,637      212,899       286,296        536,722
Foreign Currencies at Value.................       3,585        8,501        1,146         6,932         26,355
Cash........................................         259          677          410        30,539         13,561
Receivables:
  Investment Securities Sold................       2,188        3,006          294        12,474          1,394
  Dividends, Interest and Tax Reclaims......      13,968        7,799          656         8,691          9,595
  Securities Lending Income.................          24        1,682          260           436          1,818
Unrealized Gain on Foreign Currency
 Contracts..................................          --            1           --            --              1
                                              ----------   ----------   ----------    ----------     ----------
     Total Assets...........................   2,198,648    4,336,230    1,073,922     4,265,857      4,920,446
                                              ----------   ----------   ----------    ----------     ----------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..........      39,146      710,637      212,899       286,296        536,722
  Investment Securities Purchased...........       1,734        3,691           --         5,504          6,244
  Due to Advisor............................         178          295           70           327            720
Unrealized Loss on Foreign Currency
 Contracts..................................          --           --           --             8              2
Accrued Expenses and Other Liabilities......         103          218           38           286            402
                                              ----------   ----------   ----------    ----------     ----------
     Total Liabilities......................      41,161      714,841      213,007       292,421        544,090
                                              ----------   ----------   ----------    ----------     ----------
NET ASSETS..................................  $2,157,487   $3,621,389   $  860,915    $3,973,436     $4,376,356
                                              ==========   ==========   ==========    ==========     ==========
Investments at Cost.........................  $1,387,145   $2,444,621   $  865,784    $2,789,228     $3,859,979
                                              ==========   ==========   ==========    ==========     ==========
Foreign Currencies at Cost..................  $    3,577   $    8,476   $    1,140    $    6,901     $   26,272
                                              ==========   ==========   ==========    ==========     ==========

----------
* See Note I in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                        The Japanese   The Asia
                                                               The U.S.      The DFA       Small     Pacific Small
                                                              Large Cap   International   Company       Company
                                                             Value Series Value Series     Series       Series
                                                             ------------ ------------- ------------ -------------
Investment Income
  Dividends (Net of Foreign Taxes Withheld of $0, $11,473,
   $2,616 and $520, respectively)...........................  $  148,837    $270,261     $  23,549     $ 20,810
  Interest..................................................           3           1            --           --
  Income from Securities Lending............................       1,553       5,549         1,450        1,902
                                                              ----------    --------     ---------     --------
     Total Investment Income................................     150,393     275,811        24,999       22,712
                                                              ----------    --------     ---------     --------
Expenses
  Investment Advisory Services Fees.........................       7,825       8,965         1,115          654
  Accounting & Transfer Agent Fees..........................         403         236            60           39
  Custodian Fees............................................          75         362           212          151
  Shareholders' Reports.....................................           9           5             1            1
  Directors'/Trustees' Fees & Expenses......................          99          59            15            8
  Professional Fees.........................................         172         101            25           14
  Other.....................................................          36          47            15            8
                                                              ----------    --------     ---------     --------
     Total Expenses.........................................       8,619       9,775         1,443          875
                                                              ----------    --------     ---------     --------
  Fees Paid Indirectly......................................          --          (5)           (1)          (3)
                                                              ----------    --------     ---------     --------
  Net Expenses..............................................       8,619       9,770         1,442          872
                                                              ----------    --------     ---------     --------
  Net Investment Income (Loss)..............................     141,774     266,041        23,557       21,840
                                                              ----------    --------     ---------     --------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold*.............................     366,497     124,552        45,562        1,126
    Foreign Currency Transactions...........................          --         335          (531)         190
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency..............     907,355     101,142      (122,509)     (15,777)
    Translation of Foreign Currency Denominated Amounts.....          --          66           (91)          (4)
                                                              ----------    --------     ---------     --------
  Net Realized and Unrealized Gain (Loss)...................   1,273,852     226,095       (77,569)     (14,465)
                                                              ----------    --------     ---------     --------
Net Increase (Decrease) in Net Assets Resulting from
 Operations.................................................  $1,415,626    $492,136     $ (54,012)    $  7,375
                                                              ==========    ========     =========     ========

----------
* Net of foreign capital gain taxes withheld of $0, $7, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                         The United     The
                                                          Kingdom   Continental The Canadian              The Emerging
                                                           Small       Small       Small     The Emerging   Markets
                                                          Company     Company     Company      Markets     Small Cap
                                                           Series     Series       Series       Series       Series
                                                         ---------- ----------- ------------ ------------ ------------
Investment Income
  Dividends (Net of Foreign Taxes Withheld of $229,
   $4,968, $1,485, $4,027 and $3,287,
   respectively)........................................  $ 30,967   $ 32,089     $ 8,531      $ 33,520     $35,778
  Interest..............................................        --         21          --             1           1
  Income from Securities Lending........................       149      5,627       1,509         2,174       8,352
                                                          --------   --------     -------      --------     -------
     Total Investment Income............................    31,116     37,737      10,040        35,695      44,131
                                                          --------   --------     -------      --------     -------
Expenses
  Investment Advisory Services Fees.....................     1,048      1,687         386         1,842       4,072
  Accounting & Transfer Agent Fees......................        56         92          20           100         110
  Custodian Fees........................................        62        351          26           674       1,041
  Shareholders' Reports.................................         1          2          --             2           3
  Directors'/Trustees' Fees & Expenses..................        13         21           5            24          26
  Professional Fees.....................................        22         51           8            62         111
  Other.................................................        10         17           3            20          28
                                                          --------   --------     -------      --------     -------
     Total Expenses.....................................     1,212      2,221         448         2,724       5,391
                                                          --------   --------     -------      --------     -------
  Fees Paid Indirectly..................................        --         (1)         (1)           (7)         (4)
                                                          --------   --------     -------      --------     -------
  Net Expenses..........................................     1,212      2,220         447         2,717       5,387
                                                          --------   --------     -------      --------     -------
  Net Investment Income (Loss)..........................    29,904     35,517       9,593        32,978      38,744
                                                          --------   --------     -------      --------     -------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold*.........................    59,165     68,682       4,287       (19,598)     44,685
    Futures.............................................        --     (1,000)         --            --          --
    Foreign Currency Transactions.......................       188      1,010         (29)          (37)        (86)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency..........    99,246    367,643      66,933       (80,366)      9,022
    Translation of Foreign Currency Denominated
     Amounts............................................        91         78          17            29          95
                                                          --------   --------     -------      --------     -------
  Net Realized and Unrealized Gain (Loss)...............   158,690    436,413      71,208       (99,972)     53,716
                                                          --------   --------     -------      --------     -------
Net Increase (Decrease) in Net Assets Resulting
 from Operations........................................  $188,594   $471,930     $80,801      $(66,994)    $92,460
                                                          ========   ========     =======      ========     =======

----------
* Net of foreign capital gain taxes withheld of $38, $145, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                          The U.S. Large Cap Value   The DFA International     The Japanese Small
                                                   Series                 Value Series           Company Series
                                          ------------------------  -----------------------  ----------------------
                                          Six Months       Year     Six Months      Year     Six Months     Year
                                             Ended        Ended        Ended       Ended        Ended      Ended
                                           April 30,     Oct. 31,    April 30,    Oct. 31,    April 30,   Oct. 31,
                                             2014          2013        2014         2013        2014        2013
                                          -----------  -----------  ----------- -----------  ----------- ----------
                                          (Unaudited)               (Unaudited)              (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)........... $   141,774  $   250,494  $  266,041  $   252,489  $   23,557  $   37,996
  Net Realized Gain (Loss) on:
    Investment Securities Sold*..........     366,497    1,042,669     124,552      394,216      45,562      94,606
    Futures..............................          --           --          --       (1,587)         --          --
    Foreign Currency Transactions........          --           --         335       (2,158)       (531)     (2,405)
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency............................     907,355    2,531,751     101,142    1,329,657    (122,509)    403,911
    Translation of Foreign Currency
     Denominated Amounts.................          --           --          66          544         (91)        393
                                          -----------  -----------  ----------  -----------  ----------  ----------
     Net Increase (Decrease) in Net
      Assets Resulting from
      Operations.........................   1,415,626    3,824,914     492,136    1,973,161     (54,012)    534,501
                                          -----------  -----------  ----------  -----------  ----------  ----------
Transactions in Interest:
  Contributions..........................     825,366    1,639,135     469,662    1,055,913      68,555     268,246
  Withdrawals............................    (368,042)  (1,214,213)   (215,543)  (1,475,193)    (78,246)   (207,854)
                                          -----------  -----------  ----------  -----------  ----------  ----------
     Net Increase (Decrease) from
      Transactions in Interest...........     457,324      424,922     254,119     (419,280)     (9,691)     60,392
                                          -----------  -----------  ----------  -----------  ----------  ----------
     Total Increase (Decrease) in
      Net Assets.........................   1,872,950    4,249,836     746,255    1,553,881     (63,703)    594,893
Net Assets
  Beginning of Period....................  14,838,988   10,589,152   8,792,130    7,238,249   2,281,624   1,686,731
                                          -----------  -----------  ----------  -----------  ----------  ----------
  End of Period.......................... $16,711,938  $14,838,988  $9,538,385  $ 8,792,130  $2,217,921  $2,281,624
                                          ===========  ===========  ==========  ===========  ==========  ==========

----------
* Net of foreign capital gain taxes withheld of $0, $0, $7, $3, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                           The Asia Pacific Small  The United Kingdom Small  The Continental Small
                                               Company Series          Company Series           Company Series
                                           ----------------------  ----------------------   ----------------------
                                           Six Months     Year     Six Months      Year     Six Months     Year
                                              Ended      Ended        Ended       Ended        Ended      Ended
                                            April 30,   Oct. 31,    April 30,    Oct. 31,    April 30,   Oct. 31,
                                              2014        2013        2014         2013        2014        2013
                                           ----------- ----------  -----------  ----------  ----------- ----------
                                           (Unaudited)             (Unaudited)              (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)............ $   21,840  $   51,800  $   29,904   $   55,266  $   35,517  $   70,319
  Net Realized Gain (Loss) on:
    Investment Securities Sold*...........      1,126       2,045      59,165      110,830      68,682      61,594
    Futures...............................         --          --          --           --      (1,000)         --
    Foreign Currency Transactions.........        190          32         188            8       1,010         (97)
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency.............................    (15,777)     64,761      99,246      377,497     367,643     843,629
    Translation of Foreign Currency
     Denominated Amounts..................         (4)        (13)         91          (22)         78         123
                                           ----------  ----------  ----------   ----------  ----------  ----------
     Net Increase (Decrease) in Net
      Assets Resulting from
      Operations..........................      7,375     118,625     188,594      543,579     471,930     975,568
                                           ----------  ----------  ----------   ----------  ----------  ----------
Transactions in Interest:
  Contributions...........................    193,486     243,954       5,444       20,921      21,726      97,213
  Withdrawals.............................    (56,981)   (100,941)    (24,838)     (41,051)    (90,033)   (100,194)
                                           ----------  ----------  ----------   ----------  ----------  ----------
     Net Increase (Decrease) from
      Transactions in Interest............    136,505     143,013     (19,394)     (20,130)    (68,307)     (2,981)
                                           ----------  ----------  ----------   ----------  ----------  ----------
     Total Increase (Decrease) in Net
      Assets..............................    143,880     261,638     169,200      523,449     403,623     972,587
Net Assets
  Beginning of Period.....................  1,265,498   1,003,860   1,988,287    1,464,838   3,217,766   2,245,179
                                           ----------  ----------  ----------   ----------  ----------  ----------
  End of Period........................... $1,409,378  $1,265,498  $2,157,487   $1,988,287  $3,621,389  $3,217,766
                                           ==========  ==========  ==========   ==========  ==========  ==========

----------
* Net of foreign capital gain taxes withheld of $0, $0, $38, $14, $145 and $14, respectively.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                 The Canadian Small    The Emerging Markets    The Emerging Markets
                                                   Company Series             Series             Small Cap Series
                                                --------------------  ----------------------  ----------------------
                                                Six Months    Year    Six Months     Year     Six Months     Year
                                                   Ended     Ended       Ended      Ended        Ended      Ended
                                                 April 30,  Oct. 31,   April 30,   Oct. 31,    April 30,   Oct. 31,
                                                   2014       2013       2014        2013        2014        2013
                                                ----------- --------  ----------- ----------  ----------- ----------
                                                (Unaudited)           (Unaudited)             (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss).................  $  9,593   $ 20,407  $   32,978  $   77,332  $   38,744  $   87,786
  Net Realized Gain (Loss) on:
    Investment Securities Sold*................     4,287      5,104     (19,598)     24,456      44,685      69,227
    Futures....................................        --         --          --          --          --         463
    Foreign Currency Transactions..............       (29)       (36)        (37)       (130)        (86)     (1,240)
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency..................................    66,933     14,601     (80,366)    145,893       9,022     144,458
    Translation of Foreign Currency
     Denominated Amounts.......................        17        (11)         29          (8)         95         (41)
                                                 --------   --------  ----------  ----------  ----------  ----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations................    80,801     40,065     (66,994)    247,543      92,460     300,653
                                                 --------   --------  ----------  ----------  ----------  ----------
Transactions in Interest:
  Contributions................................    42,660     42,578     337,722     937,021     316,401   1,276,889
  Withdrawals..................................    (3,750)   (30,525)    (63,452)   (331,711)   (124,028)   (439,369)
                                                 --------   --------  ----------  ----------  ----------  ----------
     Net Increase (Decrease) from
      Transactions in Interest.................    38,910     12,053     274,270     605,310     192,373     837,520
                                                 --------   --------  ----------  ----------  ----------  ----------
     Total Increase (Decrease) in Net
      Assets...................................   119,711     52,118     207,276     852,853     284,833   1,138,173
Net Assets
  Beginning of Period..........................   741,204    689,086   3,766,160   2,913,307   4,091,523   2,953,350
                                                 --------   --------  ----------  ----------  ----------  ----------
  End of Period................................  $860,915   $741,204  $3,973,436  $3,766,160  $4,376,356  $4,091,523
                                                 ========   ========  ==========  ==========  ==========  ==========

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $0 and $1, respectively.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS



                                                                      The U.S. Large Cap Value Series
                                               ----------------------------------------------------------------------------
                                                 Six Months        Year         Year        Year        Year        Year
                                                    Ended         Ended        Ended       Ended       Ended       Ended
                                                  April 30,      Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
                                                    2014           2013         2012        2011        2010        2009
                                               -----------------------------------------------------------------------------
                                                 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------
Total Return..................................        9.45%(D)       35.68%       18.31%       5.69%      19.96%      11.90%
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)......... $16,711,938     $14,838,988  $10,589,152  $9,335,107  $8,816,400  $7,508,400
Ratio of Expenses to Average Net Assets.......        0.11%(E)        0.11%        0.12%       0.12%       0.12%       0.13%
Ratio of Net Investment Income to Average Net
 Assets.......................................        1.81%(E)        1.98%        2.15%       1.79%       2.02%       2.42%
Portfolio Turnover Rate.......................           8%(D)          15%          10%         14%         28%         29%
----------------------------------------------------------------------------------------------------------------------------

                                                                   The DFA International Value Series
                                               --------------------------------------------------------------------------
                                                Six Months       Year        Year         Year        Year        Year
                                                   Ended        Ended       Ended        Ended       Ended       Ended
                                                 April 30,     Oct. 31,    Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,
                                                   2014          2013        2012         2011        2010        2009
                                               ---------------------------------------------------------------------------
                                                (Unaudited)
--------------------------------------------------------------------------------------------------------------------------
Total Return..................................       5.51%(D)      28.18%       3.17%      (8.04)%      11.13%      35.41%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)......... $9,538,385     $8,792,130  $7,238,249  $6,955,907   $6,919,633  $6,191,964
Ratio of Expenses to Average Net Assets.......       0.22%(E)       0.22%       0.24%       0.23%        0.24%       0.24%
Ratio of Expenses to Average Net Assets
 (Excluding Fees Paid Indirectly).............       0.22%(E)       0.22%       0.24%       0.23%        0.24%       0.24%
Ratio of Net Investment Income to Average Net
 Assets.......................................       5.94%(E)       3.20%       3.75%       3.47%        2.55%       3.22%
Portfolio Turnover Rate.......................          8%(D)         15%         14%          9%          20%         18%
--------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS



                                                                    The Japanese Small Company Series
                                               --------------------------------------------------------------------------
                                                 Six Months       Year        Year        Year        Year        Year
                                                    Ended        Ended       Ended       Ended       Ended       Ended
                                                  April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
                                                    2014          2013        2012        2011        2010        2009
                                               ---------------------------------------------------------------------------
                                                 (Unaudited)
--------------------------------------------------------------------------------------------------------------------------
Total Return..................................      (2.38)%(D)      30.62%       0.54%      10.07%       0.72%      22.69%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)......... $2,217,921      $2,281,624  $1,686,731  $1,502,815  $1,211,600  $1,183,036
Ratio of Expenses to Average Net Assets.......       0.13%(E)        0.14%       0.15%       0.14%       0.14%       0.15%
Ratio of Expenses to Average Net Assets
 (Excluding Fees Paid Indirectly).............       0.13%(E)        0.14%       0.15%       0.14%       0.14%       0.15%
Ratio of Net Investment Income to Average Net
 Assets.......................................       2.11%(E)        1.87%       2.17%       2.07%       1.95%       2.15%
Portfolio Turnover Rate.......................          5%(D)          16%          7%          5%         10%          7%
--------------------------------------------------------------------------------------------------------------------------

                                                                    The Asia Pacific Small Company Series
                                                    --------------------------------------------------------------------
                                                     Six Months       Year        Year        Year      Year      Year
                                                        Ended        Ended       Ended       Ended     Ended     Ended
                                                      April 30,     Oct. 31,    Oct. 31,    Oct. 31,  Oct. 31,  Oct. 31,
                                                        2014          2013        2012        2011      2010      2009
                                                    ---------------------------------------------------------------------
                                                     (Unaudited)
-------------------------------------------------------------------------------------------------------------------------
Total Return.......................................       0.21%(D)      10.97%       7.48%    (5.15)%    28.91%    84.98%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).............. $1,409,378     $1,265,498  $1,003,860  $906,734   $935,138  $680,997
Ratio of Expenses to Average Net Assets............       0.13%(E)       0.15%       0.16%     0.16%      0.17%     0.18%
Ratio of Expenses to Average Net Assets (Excluding
 Fees Paid Indirectly).............................       0.13%(E)       0.15%       0.16%     0.16%      0.17%     0.18%
Ratio of Net Investment Income to Average Net
 Assets............................................       3.34%(E)       4.64%       4.26%     3.78%      3.64%     4.00%
Portfolio Turnover Rate............................          2%(D)          9%         18%       17%        18%       23%
-------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS



                                                                    The United Kingdom Small Company Series
                                                    -----------------------------------------------------------------------
                                                     Six Months       Year        Year        Year        Year       Year
                                                        Ended        Ended       Ended       Ended       Ended      Ended
                                                      April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,   Oct. 31,
                                                        2014          2013        2012        2011        2010       2009
                                                    ------------------------------------------------------------------------
                                                     (Unaudited)
----------------------------------------------------------------------------------------------------------------------------
Total Return.......................................       9.52%(D)      37.42%      23.41%       0.20%      25.94%    43.51%
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).............. $2,157,487     $1,988,287  $1,464,838  $1,133,845  $1,036,694  $770,472
Ratio of Expenses to Average Net Assets............       0.12%(E)       0.12%       0.13%       0.13%       0.13%     0.14%
Ratio of Expenses to Average Net Assets (Excluding
 Fees Paid Indirectly).............................       0.12%(E)       0.12%       0.13%       0.13%       0.13%     0.14%
Ratio of Net Investment Income to Average Net
 Assets............................................       2.85%(E)       3.29%       3.37%       3.76%       2.86%     4.02%
Portfolio Turnover Rate............................          4%(D)         17%          6%          7%         15%       10%
----------------------------------------------------------------------------------------------------------------------------

                                                                  The Continental Small Company Series
                                               --------------------------------------------------------------------------
                                                Six Months       Year        Year         Year        Year        Year
                                                   Ended        Ended       Ended        Ended       Ended       Ended
                                                 April 30,     Oct. 31,    Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,
                                                   2014          2013        2012         2011        2010        2009
                                               ---------------------------------------------------------------------------
                                                (Unaudited)
--------------------------------------------------------------------------------------------------------------------------
Total Return..................................      14.89%(D)      43.67%       2.29%     (10.75)%      15.37%      43.78%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)......... $3,621,389     $3,217,766  $2,245,179  $2,001,763   $2,072,484  $1,630,892
Ratio of Expenses to Average Net Assets.......       0.13%(E)       0.14%       0.16%       0.15%        0.15%       0.16%
Ratio of Expenses to Average Net Assets
 (Excluding Fees Paid Indirectly).............       0.13%(E)       0.14%       0.16%       0.15%        0.15%       0.16%
Ratio of Net Investment Income to Average Net
 Assets.......................................       2.11%(E)       2.67%       3.15%       2.72%        2.24%       2.93%
Portfolio Turnover Rate.......................          6%(D)         13%          9%         10%          12%          7%
--------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS



                                                                        The Canadian Small Company Series
                                                         ---------------------------------------------------------------
                                                         Six Months      Year       Year      Year      Year      Year
                                                            Ended       Ended      Ended     Ended     Ended     Ended
                                                          April 30,    Oct. 31,   Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,
                                                            2014         2013       2012      2011      2010      2009
                                                         ----------------------------------------------------------------
                                                         (Unaudited)
-------------------------------------------------------------------------------------------------------------------------
Total Return............................................     10.37%(D)     5.71%    (2.51)%     0.27%    43.17%    61.67%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)...................  $860,915     $741,204  $689,086   $736,262  $663,722  $365,181
Ratio of Expenses to Average Net Assets.................      0.12%(E)     0.13%     0.15%      0.14%     0.15%     0.17%
Ratio of Expenses to Average Net Assets (Excluding Fees
 Paid Indirectly).......................................      0.12%(E)     0.13%     0.15%      0.14%     0.15%     0.17%
Ratio of Net Investment Income to Average Net Assets....      2.49%(E)     2.99%     2.29%      1.72%     1.05%     1.37%
Portfolio Turnover Rate.................................         2%(D)       14%       22%        24%       10%       23%
-------------------------------------------------------------------------------------------------------------------------

                                                                       The Emerging Markets Series
                                               ---------------------------------------------------------------------------
                                                 Six Months       Year        Year         Year        Year        Year
                                                    Ended        Ended       Ended        Ended       Ended       Ended
                                                  April 30,     Oct. 31,    Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,
                                                    2014          2013        2012         2011        2010        2009
                                               ----------------------------------------------------------------------------
                                                 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
Total Return..................................      (2.05)%(D)       6.99%       4.55%      (6.44)%      27.04%      53.99%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)......... $3,973,436      $3,766,160  $2,913,307  $2,439,981   $2,529,493  $2,109,316
Ratio of Expenses to Average Net Assets.......       0.15%(E)        0.16%       0.20%       0.20%        0.19%       0.20%
Ratio of Expenses to Average Net Assets
 (Excluding Fees Paid Indirectly).............       0.15%(E)        0.16%       0.20%       0.20%        0.19%       0.20%
Ratio of Net Investment Income to Average Net
 Assets.......................................       1.79%(E)        2.38%       2.55%       2.48%        2.18%       2.57%
Portfolio Turnover Rate.......................          2%(D)           4%          5%         16%          12%         14%
---------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS



                                                                  The Emerging Markets Small Cap Series
                                               --------------------------------------------------------------------------
                                                Six Months       Year        Year         Year        Year        Year
                                                   Ended        Ended       Ended        Ended       Ended       Ended
                                                 April 30,     Oct. 31,    Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,
                                                   2014          2013        2012         2011        2010        2009
                                               ---------------------------------------------------------------------------
                                                (Unaudited)
--------------------------------------------------------------------------------------------------------------------------
Total Return..................................       2.12%(D)       9.41%       7.19%     (12.94)%      41.96%      92.08%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)......... $4,376,356     $4,091,523  $2,953,350  $1,874,926   $1,881,356  $1,167,973
Ratio of Expenses to Average Net Assets.......       0.26%(E)       0.29%       0.36%       0.33%        0.32%       0.33%
Ratio of Expenses to Average Net Assets
 (Excluding Fees Paid Indirectly).............       0.26%(E)       0.29%       0.36%       0.33%        0.32%       0.33%
Ratio of Net Investment Income to Average Net
 Assets.......................................       1.90%(E)       2.37%       2.48%       2.32%        2.16%       2.52%
Portfolio Turnover Rate.......................          4%(D)         11%         13%         18%          15%         13%
--------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


A. Organization:

   The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of eleven portfolios, nine of which are included in this section of the report (collectively, the "Series"). The remaining operational portfolios are presented in separate reports.

   Domestic Equity Portfolio        International Equity Portfolios
   -------------------------        -------------------------------
   The U.S. Large Cap Value Series  The DFA International Value Series
                                    The Japanese Small Company Series
                                    The Asia Pacific Small Company Series
                                    The United Kingdom Small Company Series
                                    The Continental Small Company Series
                                    The Canadian Small Company Series
                                    The Emerging Markets Series
                                    The Emerging Markets Small Cap Series

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Series utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

   Securities held by the Domestic Equity Portfolio and the International Equity Portfolios, including over-the-counter securities, are valued at the last quoted sale price at the close of the exchanges on which they are principally traded (official closing price). International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolio and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolio and the International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices which approximate fair value. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of Dimensional Fund Advisors LP) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolio and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT, the previous day), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the International Equity Portfolios have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   A summary of the inputs used to value the Series' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Series recognize transfers between the levels as of the end of the period. As of April 30, 2014, The Emerging Markets Series and The Emerging Markets Small Cap Series had significant transfers of securities with a total value of $315,950 and $436,276 (in thousands), respectively, that transferred from Level 2 to Level 1 because fair value procedures were no longer applied. At
October 31, 2013, the fair market values of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

   2. Foreign Currency Translation: Securities and other assets and liabilities of the International Equity Portfolios, whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The International Equity Portfolios do not isolate the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

   3. Deferred Compensation Plan: Each eligible Director/Trustee of the Trust may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2014, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

   The International Equity Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   The Emerging Markets Series and The Emerging Markets Small Cap Series are subject to a 15% tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The capital gains taxes are recognized when the capital gains are earned.

C. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides investment advisory services to the Trust. For the six months ended April 30, 2014, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

                 The U.S. Large Cap Value Series......... 0.10%
                 The DFA International Value Series...... 0.20%
                 The Japanese Small Company Series....... 0.10%
                 The Asia Pacific Small Company Series... 0.10%
                 The United Kingdom Small Company Series. 0.10%
                 The Continental Small Company Series.... 0.10%
                 The Canadian Small Company Series....... 0.10%
                 The Emerging Markets Series............. 0.10%
                 The Emerging Markets Small Cap Series... 0.20%

Earned Income Credit:

   In addition, the Series have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of each Series' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. During the six months ended April 30, 2014, expenses reduced were as follows (amounts in thousands):

                                                       Fees Paid
                                                       Indirectly
                                                       ----------
              The DFA International Value Series......    $ 5
              The Japanese Small Company Series.......      1
              The Asia Pacific Small Company Series...      3
              The United Kingdom Small Company Series.     --
              The Continental Small Company Series....      1
              The Canadian Small Company Series.......      1
              The Emerging Markets Series.............      7
              The Emerging Markets Small Cap Series...      4

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the six months ended April 30, 2014, the total related amounts paid by the Trust to the CCO were $41 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

   At April 30, 2014, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

                 The U.S. Large Cap Value Series......... $383
                 The DFA International Value Series......  276
                 The Japanese Small Company Series.......   62
                 The Asia Pacific Small Company Series...   32
                 The United Kingdom Small Company Series.   42
                 The Continental Small Company Series....   77
                 The Canadian Small Company Series.......   19
                 The Emerging Markets Series.............  100
                 The Emerging Markets Small Cap Series...   72

E. Purchases and Sales of Securities:

   For the six months ended April 30, 2014, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

                                                  Purchases    Sales
                                                  ---------- ----------
         The U.S. Large Cap Value Series......... $1,851,848 $1,259,638
         The DFA International Value Series......  1,125,082    709,817
         The Japanese Small Company Series.......    111,283    105,085
         The Asia Pacific Small Company Series...    189,668     32,500
         The United Kingdom Small Company Series.    104,334     94,753
         The Continental Small Company Series....    213,433    252,487
         The Canadian Small Company Series.......     68,569     15,382
         The Emerging Markets Series.............    352,219     68,542
         The Emerging Markets Small Cap Series...    411,009    172,691

   There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

   No provision for federal income taxes is required since the Series are treated as partnerships for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to their respective partners.

   At April 30, 2014, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                      Net
                                                                                   Unrealized
                                         Federal Tax  Unrealized    Unrealized    Appreciation
                                            Cost     Appreciation (Depreciation) (Depreciation)
                                         ----------- ------------ -------------- --------------
The U.S. Large Cap Value Series......... $10,926,067  $6,313,025    $ (59,415)     $6,253,610
The DFA International Value Series......   8,613,314   2,266,781     (444,612)      1,822,169
The Japanese Small Company Series.......   2,457,648     327,237     (273,141)         54,096
The Asia Pacific Small Company Series...   1,643,730     352,204     (285,051)         67,153
The United Kingdom Small Company Series.   1,446,589     810,805      (78,770)        732,035
The Continental Small Company Series....   3,161,909   1,375,511     (222,856)      1,152,655
The Canadian Small Company Series.......   1,082,507     183,823     (195,174)        (11,351)
The Emerging Markets Series.............   3,085,526   1,338,279     (217,020)      1,121,259
The Emerging Markets Small Cap Series...   4,428,649     941,842     (502,769)        439,073

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Series' tax positions and has concluded that no additional provision for income tax is required in any Series' financial statements. No Series is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Series' federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Financial Instruments:

   In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Series may be inhibited.

Derivative Financial Instruments:

   Summarized below are the specific types of derivative instruments used by the Series.

   2. Futures Contracts: The Series may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Series deposit cash or pledge U.S. Government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities or indices, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The following is a summary of the location and value of derivative instrument holdings on the Series' Statements of Operations categorized by primary risk exposure for the six months ended April 30, 2014 (amounts in thousands):

 Derivative Type   Location of Gain (Loss) on Derivatives Recognized in Income
 ---------------   -----------------------------------------------------------
 Equity contracts             Net Realized Gain (Loss) on: Futures

                                                Realized Gain (Loss) on
                                              Derivatives Recognized in Income
                                              -------------------------------
                                                Total       Equity Contracts
                                              -------     ------------------
       The Continental Small Company Series*. $(1,000)         $(1,000)

* As of April 30, 2014, there were no futures contracts outstanding. During the six months ended April 30, 2014, the Series had limited activity in futures contracts.

H. Line of Credit:

   The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit was scheduled to expire on March 3, 2014, however, effective March 3, 2014, the term was extended until March 2, 2015.

   The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 10, 2014 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 9, 2015.

   For the six months ended April 30, 2014, borrowings by the Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                         Weighted      Weighted    Number of   Interest Maximum Amount
                                          Average      Average        Days     Expense  Borrowed During
                                       Interest Rate Loan Balance Outstanding* Incurred   The Period
                                       ------------- ------------ ------------ -------- ---------------
The U.S. Large Cap Value Series.......     0.85%       $12,485          8        $ 2        $32,996
The DFA International Value Series....     0.83%        10,282          4          1         11,874
The Japanese Small Company Series.....     0.83%         5,915          9          1          9,696
The Asia Pacific Small Company Series.     0.83%           310          5         --            889
The United Kingdom Small Company
  Series..............................     0.83%           259          7         --            798
The Continental Small Company Series..     0.82%           257         27         --          1,099
The Emerging Markets Small Cap Series.     0.83%         4,378         23          2          9,078

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2014, that each Series' available line of credit was utilized.

   There were no outstanding borrowings by the Series under the lines of credit as of April 30, 2014.

I. Securities Lending:

   As of April 30, 2014, each Series had securities on loan to brokers/dealers, for which each such Series received cash collateral. In addition, the following Series received non-cash collateral consisting of short and/or long term U.S. Treasury securities (amounts in thousands):

                                                     Market Value
                                                     ------------
              The DFA International Value Series....   $ 24,703
              The Asia Pacific Small Company Series.      1,302
              The Continental Small Company Series..        437
              The Canadian Small Company Series.....     41,339
              The Emerging Markets Series...........     83,669
              The Emerging Markets Small Cap Series.    181,387

   Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies,
(ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

   Subject to their stated investment policies, each Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Such Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

   Under the Trust's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

   In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

K. Other:

   The Series are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buyout transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The U.S. Large Cap Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned In re Tribune Company Fraudulent Conveyance Litigation, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including the U.S. Large Cap Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee on behalf of the committee of unsecured creditors of Tribune (the "Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits"). The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO. On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lack standing to pursue their claims. The Court's dismissal order is on appeal to the Second Circuit. The Committee Action remains pending, and a motion to dismiss on behalf of all shareholder defendants in the Committee Action was filed on May 23, 2014. Briefing on the motion to dismiss will be completed by July 2014, with oral argument on the motion to be held thereafter. The Committee Action is stayed pending the disposition of the motion to dismiss.

   Litigation counsel to The U.S. Large Cap Value Series in the Lawsuits does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The U.S. Large Cap Value Series arising from the Lawsuits. Until The U.S. Large Cap Value Series can do so, no reduction of the net asset value of The U.S. Large Cap Value Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery they seek, the amount would be less than 1% of The U.S. Large Cap Value Series' net asset value at this time.

   The U.S. Large Cap Value Series also cannot predict what its size might be at the time the cost of the Lawsuits might be quantifiable and thus potentially deducted from its net asset value. Therefore, at this time, those buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on net asset value of The U.S. Large Cap Value Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be taken as expenses by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expense incurred by The U.S. Large Cap Value Series.

L. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Series and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                 Six Months Ended April 30, 2014
EXPENSE TABLES
                                         Beginning  Ending              Expenses
                                          Account  Account   Annualized   Paid
                                           Value    Value     Expense    During
                                         11/01/13  04/30/14    Ratio*   Period*
                                         --------- --------- ---------- --------
Dimensional Emerging Markets Value Fund
---------------------------------------
Actual Fund Return...................... $1,000.00 $  967.80    0.15%    $0.73
Hypothetical 5% Annual Return........... $1,000.00 $1,024.05    0.15%    $0.75

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Dimensional Emerging Markets Value Fund, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Emerging Markets Value Fund filed its most recent Form N-Q with the SEC on March 31, 2014. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

   The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

                    Dimensional Emerging Markets Value Fund
              Consumer Discretionary.......................   6.5%
              Consumer Staples.............................   5.0%
              Energy.......................................  14.7%
              Financials...................................  34.1%
              Health Care..................................   0.4%
              Industrials..................................  12.0%
              Information Technology.......................   7.6%
              Materials....................................  16.1%
              Other........................................    --
              Real Estate Investment Trusts................   0.1%
              Telecommunication Services...................   1.3%
              Utilities....................................   2.2%
                                                            -----
                                                            100.0%

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)


                                                                                       Percentage
                                                           Shares        Value++     of Net Assets**
                                                           ------        -------     ---------------
COMMON STOCKS -- (89.8%)
BRAZIL -- (5.8%)
    Banco do Brasil SA..................................   9,750,973 $   102,374,830            0.6%
#   Banco Santander Brasil SA ADR.......................  17,807,476     118,419,715            0.6%
    BM&FBovespa SA......................................  22,165,187     113,323,526            0.6%
    Gerdau SA Sponsored ADR.............................  15,421,303      92,682,031            0.5%
#   Petroleo Brasileiro SA ADR..........................  18,327,471     254,385,297            1.4%
#   Vale SA Sponsored ADR...............................   5,665,567      74,898,796            0.4%
    Other Securities....................................                 420,067,291            2.1%
                                                                     ---------------          ------
TOTAL BRAZIL............................................               1,176,151,486            6.2%
                                                                     ---------------          ------

CHILE -- (1.4%)
    Enersis SA Sponsored ADR............................   5,733,186      92,304,295            0.5%
    Other Securities....................................                 184,756,836            1.0%
                                                                     ---------------          ------
TOTAL CHILE.............................................                 277,061,131            1.5%
                                                                     ---------------          ------

CHINA -- (13.9%)
    Agricultural Bank of China, Ltd. Class H............ 255,464,000     107,163,539            0.6%
    Bank of China, Ltd. Class H......................... 763,167,331     337,236,300            1.8%
    China Construction Bank Corp. Class H............... 526,917,940     364,823,738            1.9%
#   China Petroleum & Chemical Corp. ADR................   1,255,935     111,614,926            0.6%
    China Petroleum & Chemical Corp. Class H............ 153,367,575     135,755,471            0.7%
#   China Unicom Hong Kong, Ltd. ADR....................   7,285,774     111,690,915            0.6%
    Industrial & Commercial Bank of China, Ltd. Class H. 294,086,996     175,341,806            0.9%
    Other Securities....................................               1,453,697,436            7.6%
                                                                     ---------------          ------
TOTAL CHINA.............................................               2,797,324,131           14.7%
                                                                     ---------------          ------

COLOMBIA -- (0.1%)
    Other Securities....................................                  22,287,355            0.1%
                                                                     ---------------          ------

CZECH REPUBLIC -- (0.2%)
    Other Securities....................................                  37,080,820            0.2%
                                                                     ---------------          ------

GREECE -- (0.1%)
    Other Securities....................................                  29,719,693            0.1%
                                                                     ---------------          ------

HUNGARY -- (0.4%)
#   OTP Bank P.L.C......................................   4,005,156      76,482,558            0.4%
    Other Securities....................................                  11,937,305            0.1%
                                                                     ---------------          ------
TOTAL HUNGARY...........................................                  88,419,863            0.5%
                                                                     ---------------          ------

INDIA -- (7.3%)
    ICICI Bank, Ltd. Sponsored ADR......................   3,344,526     142,710,924            0.8%
    Reliance Industries, Ltd............................  21,131,225     328,571,526            1.8%
    State Bank of India.................................   2,505,452      86,574,863            0.5%
    Other Securities....................................                 903,630,114            4.6%
                                                                     ---------------          ------
TOTAL INDIA.............................................               1,461,487,427            7.7%
                                                                     ---------------          ------

INDONESIA -- (2.6%)
    Other Securities....................................                 531,581,240            2.8%
                                                                     ---------------          ------

ISRAEL -- (0.0%)
    Other Securities....................................                     179,391            0.0%
                                                                     ---------------          ------

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                                       Percentage
                                                           Shares        Value++     of Net Assets**
                                                           ------        -------     ---------------
MALAYSIA -- (3.9%)
    Other Securities....................................             $   774,185,098            4.1%
                                                                     ---------------          ------

MEXICO -- (6.7%)
    Alfa S.A.B. de C.V. Class A.........................  50,229,549     132,688,709            0.7%
#*  Cemex S.A.B. de C.V. Sponsored ADR..................  17,909,307     226,373,641            1.2%
    Fomento Economico Mexicano S.A.B. de C.V. Sponsored
     ADR................................................   2,566,579     232,968,375            1.2%
#   Grupo Financiero Banorte S.A.B. de C.V..............  23,649,283     157,068,369            0.8%
    Other Securities....................................                 589,874,651            3.2%
                                                                     ---------------          ------
TOTAL MEXICO............................................               1,338,973,745            7.1%
                                                                     ---------------          ------

PHILIPPINES -- (1.1%)
    Other Securities....................................                 211,231,050            1.1%
                                                                     ---------------          ------

POLAND -- (1.9%)
    PGE SA..............................................  14,358,931      99,777,343            0.5%
#   Polski Koncern Naftowy Orlen SA.....................   6,279,050      94,021,799            0.5%
    Other Securities....................................                 191,785,994            1.0%
                                                                     ---------------          ------
TOTAL POLAND............................................                 385,585,136            2.0%
                                                                     ---------------          ------

RUSSIA -- (3.6%)
    Gazprom OAO Sponsored ADR...........................  93,269,773     674,054,680            3.6%
    Other Securities....................................                  59,127,634            0.3%
                                                                     ---------------          ------
TOTAL RUSSIA............................................                 733,182,314            3.9%
                                                                     ---------------          ------

SOUTH AFRICA -- (7.4%)
*   AngloGold Ashanti, Ltd. Sponsored ADR...............   4,066,826      73,609,551            0.4%
    Barclays Africa Group, Ltd..........................   6,214,975      91,043,580            0.5%
#   Nedbank Group, Ltd..................................   3,855,686      82,653,953            0.4%
    Sanlam, Ltd.........................................  23,829,161     127,656,171            0.7%
    Standard Bank Group, Ltd............................  20,138,333     264,596,500            1.4%
#   Steinhoff International Holdings, Ltd...............  23,854,878     123,958,079            0.7%
    Other Securities....................................                 728,775,665            3.8%
                                                                     ---------------          ------
TOTAL SOUTH AFRICA......................................               1,492,293,499            7.9%
                                                                     ---------------          ------

SOUTH KOREA -- (14.3%)
    Hana Financial Group, Inc...........................   3,815,029     134,617,332            0.7%
#   Hyundai Motor Co....................................     382,144      85,205,290            0.5%
    KB Financial Group, Inc.............................   2,611,033      89,320,287            0.5%
#   KB Financial Group, Inc. ADR........................   3,171,116     108,864,412            0.6%
#   LG Electronics, Inc.................................   1,776,548     118,328,679            0.6%
    POSCO...............................................     675,780     199,644,504            1.1%
#   POSCO ADR...........................................   1,617,993     119,084,285            0.6%
    Samsung C&T Corp....................................   1,386,322      87,182,647            0.5%
    Shinhan Financial Group Co., Ltd....................   5,061,519     220,927,148            1.2%
    SK Holdings Co., Ltd................................     513,323      91,053,325            0.5%
    SK Innovation Co., Ltd..............................     845,193      96,824,762            0.5%
    Other Securities....................................               1,517,903,887            7.8%
                                                                     ---------------          ------
TOTAL SOUTH KOREA.......................................               2,868,956,558           15.1%
                                                                     ---------------          ------

TAIWAN -- (14.0%)
    Fubon Financial Holding Co., Ltd....................  88,739,471     114,853,842            0.6%
    Mega Financial Holding Co., Ltd..................... 136,903,915     104,811,122            0.6%
#   United Microelectronics Corp........................ 214,601,681      93,569,573            0.5%

DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                                                       Percentage
                                            Shares       Value++     of Net Assets**
                                            ------       -------     ---------------
TAIWAN -- (Continued)
    Other Securities.....................            $ 2,503,584,789           13.1%
                                                     ---------------           -----
TOTAL TAIWAN.............................              2,816,819,326           14.8%
                                                     ---------------           -----

THAILAND -- (2.8%)
    PTT PCL.............................. 14,249,300     137,825,430            0.7%
    Other Securities.....................                419,320,311            2.2%
                                                     ---------------           -----
TOTAL THAILAND...........................                557,145,741            2.9%
                                                     ---------------           -----

TURKEY -- (2.3%)
    Turkiye Is Bankasi................... 33,315,167      78,789,979            0.4%
    Other Securities.....................                378,437,180            2.0%
                                                     ---------------           -----
TOTAL TURKEY.............................                457,227,159            2.4%
                                                     ---------------           -----
TOTAL COMMON STOCKS......................             18,056,892,163           95.1%
                                                     ---------------           -----

PREFERRED STOCKS -- (3.5%)
BRAZIL -- (3.4%)
    Petroleo Brasileiro SA............... 18,238,804     135,538,505            0.7%
    Vale SA..............................  6,212,932      73,616,174            0.4%
    Petroleo Brasileiro SA Sponsored ADR. 21,196,251     313,704,515            1.8%
    Other Securities.....................                159,563,066            0.7%
                                                     ---------------           -----
TOTAL BRAZIL.............................                682,422,260            3.6%
                                                     ---------------           -----

COLOMBIA -- (0.1%)
    Other Securities.....................                 15,735,620            0.1%
                                                     ---------------           -----
TOTAL PREFERRED STOCKS...................                698,157,880            3.7%
                                                     ---------------           -----

RIGHTS/WARRANTS -- (0.0%)
BRAZIL -- (0.0%)
    Other Securities.....................                      4,380            0.0%
                                                     ---------------           -----

CHILE -- (0.0%)
    Other Securities.....................                         --            0.0%
                                                     ---------------           -----

HONG KONG -- (0.0%)
    Other Securities.....................                      5,766            0.0%
                                                     ---------------           -----

MALAYSIA -- (0.0%)
    Other Securities.....................                     86,959            0.0%
                                                     ---------------           -----

PHILIPPINES -- (0.0%)
    Other Securities.....................                      5,696            0.0%
                                                     ---------------           -----

SOUTH KOREA -- (0.0%)
    Other Securities.....................                  1,418,855            0.0%
                                                     ---------------           -----

TAIWAN -- (0.0%)
    Other Securities.....................                         82            0.0%
                                                     ---------------           -----
THAILAND -- (0.0%)
    Other Securities.....................                    122,763            0.0%
                                                     ---------------           -----
TOTAL RIGHTS/WARRANTS....................                  1,644,501            0.0%
                                                     ---------------           -----


DIMENSIONAL EMERGING MARKETS VALUE FUND
CONTINUED

                                          Shares/
                                           Face                       Percentage
                                          Amount        Value+      of Net Assets**
                                          -------       ------      ---------------
                                           (000)
SECURITIES LENDING COLLATERAL -- (6.7%)
(S)@   DFA Short Term Investment Fund.. 116,161,904 $ 1,343,993,228            7.1%
                                                    ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $20,065,502,363).............               $20,100,687,772          105.9%
                                                    ===============          ======

Summary of the Fund's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      Investments in Securities (Market Value)
                               ------------------------------------------------------
                                  Level 1         Level 2     Level 3      Total
                               -------------- --------------- ------- ---------------
Common Stocks
  Brazil...................... $1,176,151,486              --   --    $ 1,176,151,486
  Chile.......................    277,061,131              --   --        277,061,131
  China.......................    239,991,379 $ 2,557,332,752   --      2,797,324,131
  Colombia....................     22,287,355              --   --         22,287,355
  Czech Republic..............             --      37,080,820   --         37,080,820
  Greece......................             --      29,719,693   --         29,719,693
  Hungary.....................             --      88,419,863   --         88,419,863
  India.......................    167,750,251   1,293,737,176   --      1,461,487,427
  Indonesia...................      6,576,577     525,004,663   --        531,581,240
  Israel......................             --         179,391   --            179,391
  Malaysia....................             --     774,185,098   --        774,185,098
  Mexico......................  1,338,336,304         637,441   --      1,338,973,745
  Philippines.................             --     211,231,050   --        211,231,050
  Poland......................             --     385,585,136   --        385,585,136
  Russia......................        921,795     732,260,519   --        733,182,314
  South Africa................    202,757,635   1,289,535,864   --      1,492,293,499
  South Korea.................    352,323,627   2,516,632,931   --      2,868,956,558
  Taiwan......................     35,847,620   2,780,971,706   --      2,816,819,326
  Thailand....................    555,779,886       1,365,855   --        557,145,741
  Turkey......................             --     457,227,159   --        457,227,159
Preferred Stocks
  Brazil......................    682,422,260              --   --        682,422,260
  Colombia....................     15,735,620              --   --         15,735,620
Rights/Warrants
  Brazil......................             --           4,380   --              4,380
  Chile.......................             --              --   --                 --
  Hong Kong...................             --           5,766   --              5,766
  Malaysia....................             --          86,959   --             86,959
  Philippines.................             --           5,696   --              5,696
  South Korea.................             --       1,418,855   --          1,418,855
  Taiwan......................             82              --   --                 82
  Thailand....................             --         122,763   --            122,763
Securities Lending Collateral.             --   1,343,993,228   --      1,343,993,228
                               -------------- ---------------   --    ---------------
TOTAL......................... $5,073,943,008 $15,026,744,764   --    $20,100,687,772
                               ============== ===============   ==    ===============

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

ASSETS:
Investments at Value (including $1,599,184 of securities on loan)*....... $18,756,695
Collateral from Securities on Loan Invested in Affiliate at Value & Cost.   1,343,993
Foreign Currencies at Value..............................................      96,617
Cash.....................................................................      75,672
Receivables:
  Investment Securities Sold.............................................      36,495
  Dividends, Interest and Tax Reclaims...................................      42,093
  Securities Lending Income..............................................       2,577
  Unrealized Gain on Foreign Currency Contracts..........................           5
                                                                          -----------
     Total Assets........................................................  20,354,147
                                                                          -----------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned.......................................   1,343,993
  Investment Securities Purchased........................................      32,937
  Due to Advisor.........................................................       1,568
Unrealized Loss on Foreign Currency Contracts............................           4
Accrued Expenses and Other Liabilities...................................       1,609
                                                                          -----------
     Total Liabilities...................................................   1,380,111
                                                                          -----------
NET ASSETS............................................................... $18,974,036
                                                                          ===========
Investments at Cost...................................................... $18,721,509
                                                                          ===========
Foreign Currencies at Cost............................................... $    96,278
                                                                          ===========

----------
* See Note H in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                            STATEMENT OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

  Investment Income
    Dividends (Net of Foreign Taxes Withheld of $18,636).......... $ 178,771
    Interest......................................................         4
    Income from Securities Lending................................    10,808
                                                                   ---------
       Total Investment Income....................................   189,583
                                                                   ---------
  Expenses
    Investment Advisory Services Fees.............................     9,150
    Accounting & Transfer Agent Fees..............................       492
    Custodian Fees................................................     3,341
    Shareholders' Reports.........................................        13
    Directors'/Trustees' Fees & Expenses..........................       125
    Professional Fees.............................................       312
    Other.........................................................       166
                                                                   ---------
       Total Expenses.............................................    13,599
                                                                   ---------
    Fees Paid Indirectly..........................................       (27)
                                                                   ---------
    Net Expenses..................................................    13,572
                                                                   ---------
    Net Investment Income (Loss)..................................   176,011
                                                                   ---------
  Realized and Unrealized Gain (Loss)
    Net Realized Gain (Loss) on:..................................
      Investment Securities Sold..................................  (356,782)
      Foreign Currency Transactions...............................    (2,068)
    Change in Unrealized Appreciation (Depreciation) of:..........
      Investment Securities and Foreign Currency..................  (444,396)
      Translation of Foreign Currency Denominated Amounts.........       100
                                                                   ---------
    Net Realized and Unrealized Gain (Loss).......................  (803,146)
                                                                   ---------
  Net Increase (Decrease) in Net Assets Resulting from Operations. $(627,135)
                                                                   =========

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                             Six Months       Year
                                                                                Ended        Ended
                                                                              April 30,     Oct. 31,
                                                                                2014          2013
                                                                             -----------  -----------
                                                                             (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss).............................................. $   176,011  $   419,407
  Net Realized Gain (Loss) on:
    Investment Securities Sold..............................................    (356,782)     304,248
    Foreign Currency Transactions...........................................      (2,068)      (2,833)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency..............................    (444,396)     724,674
    Translation of Foreign Currency Denominated Amounts.....................         100            7
                                                                             -----------  -----------
       Net Increase (Decrease) in Net Assets Resulting from Operations......    (627,135)   1,445,503
                                                                             -----------  -----------
Transactions in Interest:
  Contributions.............................................................     896,469    2,894,722
  Withdrawals...............................................................    (722,584)  (1,797,261)
                                                                             -----------  -----------
     Net Increase (Decrease) from Transactions in Interest..................     173,885    1,097,461
                                                                             -----------  -----------
     Total Increase (Decrease) in Net Assets................................    (453,250)   2,542,964
Net Assets
  Beginning of Period.......................................................  19,427,286   16,884,322
                                                                             -----------  -----------
  End of Period............................................................. $18,974,036  $19,427,286
                                                                             ===========  ===========

                See accompanying Notes to Financial Statements.

                   DIMENSIONAL EMERGING MARKETS VALUE FUND+

                             FINANCIAL HIGHLIGHTS


                                                                Dimensional Emerging Markets Value Fund
                                           --------------------------------------------------------------------------------
                                             Six Months         Year         Year         Year          Year        Year
                                                Ended          Ended        Ended        Ended         Ended       Ended
                                              April 30,       Oct. 31,     Oct. 31,     Oct. 31,      Oct. 31,    Oct. 31,
                                                2014            2013         2012         2011          2010        2009
                                           ---------------------------------------------------------------------------------
                                             (Unaudited)
----------------------------------------------------------------------------------------------------------------------------
Total Return..............................       (3.22)%(D)        8.43%        1.10%      (14.47)%       30.55%      79.39%
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)..... $18,974,036      $19,427,286  $16,884,322  $14,003,579   $11,917,955  $7,965,125
Ratio of Expenses to Average Net Assets...        0.15%(E)         0.16%        0.20%        0.20%         0.19%       0.21%
Ratio of Expenses to Average Net Assets
 (Excluding Fees Paid Indirectly).........        0.15%(E)         0.16%        0.20%        0.20%         0.19%       0.21%
Ratio of Net Investment Income to Average
 Net Assets...............................        1.92%(E)         2.32%        2.43%        2.29%         1.81%       2.17%
Portfolio Turnover Rate...................           6%(D)            6%           8%           5%           15%         20%
----------------------------------------------------------------------------------------------------------------------------

+ See Note A in the Notes to Financial Statements.

                See accompanying Notes to Financial Statements.

                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


A. Organization:

   Dimensional Emerging Markets Value Fund Inc. ("DEM I") was organized as a closed-end management investment company registered under the Investment Company Act of 1940, as amended. Effective November 21, 1997, DEM I was reorganized as an open-end management investment company. On October 27, 2009, the Board of Directors and shareholders of DEM I approved an Agreement and Plan of Reorganization that provided for the reorganization of DEM I from a Maryland corporation to a Delaware statutory trust. Effective October 30, 2009, DEM I transferred all of its assets and liabilities to Dimensional Emerging Markets Value Fund ("DEM II" or the "Fund"), a Delaware statutory trust, in a tax-free exchange under Internal Revenue Code (the "IRC") (S)368(a)(1)(F).

   Effective November 1, 2009, the Fund, a master fund in a master-feeder structure, elected with the consent of its holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation (S)301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the Fund is a result of the treatment of a partnership for book purposes. The Fund will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

   Securities held by the Fund, including over-the-counter securities, are valued at the last quoted sale price at the close of the exchanges on which they are principally traded (official closing price). International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Fund that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Fund values the securities at the mean of the most recent quoted bid and asked prices which approximate fair value. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of Dimensional Fund Advisors LP) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Fund may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The Fund will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT, the previous day), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset value of the Fund is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Fund prices its shares at the close of the NYSE, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Fund have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Fund utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Fund uses fair value pricing, the values assigned to the foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Fund's investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of April 30, 2014, the Fund had significant transfers of securities with a total value of $988,867 (in thousands) that transferred from Level 2 to Level 1 because fair value procedures were no longer applied. At October 31, 2013, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

   2. Foreign Currency Translation: Securities and other assets and liabilities of the Fund whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Fund and the U.S. dollar equivalent amounts actually received or paid.

   3. Deferred Compensation Plan: Each eligible Director/Trustee of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses. At April 30, 2014, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $425 (in thousands).

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2014, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Fund estimates the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to the Fund are directly charged.

   The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   The Fund's investments in Chile are subject to governmental taxes on investment income. Such taxes are due when currencies are repatriated from the country. The Fund accrues for taxes on income as the income is earned.

   The Fund is subject to a 15% tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The capital gains taxes are recognized when the capital gains are earned.

C. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides investment advisory services to the Fund. For the six months ended April 30, 2014, the Fund's investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% of average daily net assets.

Earned Income Credit:

   In addition, the Fund has entered into an arrangement with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Fund's custody expense. Custody expense in the accompanying financial statements is presented before reduction for credits. During the six months ended April 30, 2014, expenses reduced were $27 (amount in thousands).

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2014, the total related amounts paid by the Fund to the CCO were $12 (in thousands). The total related amounts paid by the Fund are included in Other Expenses on the Statement of Operations.

D. Purchases and Sales of Securities:

   For the six months ended April 30, 2014, the Fund made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

                                                  Purchases    Sales
                                                  ---------- ----------
         Dimensional Emerging Markets Value Fund. $1,325,742 $1,034,797

   There were no purchases or sales of long-term U.S. government securities.

E. Federal Income Taxes:

   No provision for federal income taxes is required since the Fund is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to their respective partners.

   At April 30, 2014, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                    Net
                                                                                 Unrealized
                                          Federal     Unrealized   Unrealized   Appreciation
                                          Tax Cost   Appreciation Depreciation (Depreciation)
                                         ----------- ------------ ------------ --------------
Dimensional Emerging Markets Value Fund. $20,183,112  $3,056,570  $(3,138,994)    $(82,424)

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund's tax positions and has concluded that no additional provision for income tax is required in the Fund's financial statements. The Fund is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Financial Instruments:

   In accordance with the Fund's investment objective and policies, the Fund may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by the Fund may be inhibited.

G. Line of Credit:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit was scheduled to expire on March 3, 2014, however, effective March 3, 2014, the term was extended until March 2, 2015.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 10, 2014 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 9, 2015.

   For the six months ended April 30, 2014, borrowings by the Fund under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                           Weighted      Weighted    Number of   Interest Maximum Amount
                                            Average    Average Loan     Days     Expense  Borrowed During
                                         Interest Rate   Balance    Outstanding* Incurred   The Period
                                         ------------- ------------ ------------ -------- ---------------
Dimensional Emerging Markets Value Fund.     0.84%       $23,708         5          $3        $29,704

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2014, that the Fund's available line of credit was utilized.

   There were no outstanding borrowings by the Fund under the lines of credit as of April 30, 2014.

H. Securities Lending:

   As of April 30, 2014, the Fund had securities on loan to brokers/dealers, for which the Fund received cash collateral. In addition, the Fund received non-cash collateral consisting of short and/or long term U.S. Treasury securities with a market value of $364,411 (in thousands). The Fund invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Fund's collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, to replace the securities.

   Subject to its stated investment policy, the Fund will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. The Fund also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, the Fund will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I. Indemnitees; Contractual Obligations:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning
July 1st and ending June 30th.

               BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

   At the Board meeting held on December 13, 2013 (the "Meeting"), the Boards of Directors of DFA Investment Dimensions Group Inc. and Dimensional Investment Group Inc., and the Boards of Trustees of The DFA Investment Trust Company and Dimensional Emerging Markets Value Fund (together, the "Board") considered the continuation of the investment advisory/management agreements for each portfolio or series (collectively, the "Funds") and, if applicable, a Fund's sub-advisory agreements. For certain Funds, Dimensional Fund Advisors Ltd. and/or DFA Australia Limited serve as sub-advisors. (The investment advisory/management agreements and the sub-advisory agreements are referred to as the "Advisory Agreements," and the Advisor and sub-advisors are referred to as the "Advisor.")

   Prior to the Meeting, independent counsel to the Independent Board Members sent to the Advisor a request for information, which identified the information that the Independent Board Members wished to receive in order to consider the continuation of the Advisory Agreements. The Independent Board Members met with their independent counsel in advance of the Meeting to discuss the materials provided by the Advisor, the independent reports prepared by Morningstar Associates, LLC (the "Morningstar Reports"), and issues related to the continuation of the Advisory Agreements. Also in advance of the Meeting, management provided additional materials to address and respond to questions that the Independent Board Members posed after their review and analysis of materials provided by the Advisor and the Morningstar Reports.

   At the Meeting, the Board considered a number of factors when considering the continuation of each Advisory Agreement for a Fund, including: (i) the nature, extent and quality of services provided by the Advisor to each Fund;
(ii) the performance of each Fund and the Advisor; (iii) the fees and expenses borne by each Fund; (iv) the profitability realized by the Advisor from the relationship with each Fund; and (v) whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of the advisory fee charged.

   When considering the nature and quality of the services provided by the Advisor to a Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals currently providing management services to the Fund; and (c) the Advisor's investment advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment management services provided by the Advisor. After analyzing the caliber of services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

   In considering the performance of each Fund, the Board analyzed the Morningstar Reports, which compared the performance of each Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of each Fund and its benchmark index, over multiple performance periods, along with the Advisor's explanation of the performance. The Board concluded that the Advisor's explanations provided a sound basis for understanding the comparative performance of the Funds. The Board determined, among other things, that after considering each Fund's investment strategies and the expectations of its shareholder base, the performance of each Fund was reasonable as compared with relevant performance standards and appropriate market indexes.

   When considering the fees and expenses borne by each Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services as provided in the Morningstar Reports. The Board concluded that the advisory fees and total expenses of each Fund over various periods were favorable in relation to those of its peer funds, and that the advisory fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

   The Board considered the profitability of each Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing services to each Fund, including administrative fees paid by the feeder portfolios. The Board considered the profitability to the Advisor of managing and servicing the Funds and the Advisor's unregistered clients, such as collective trusts, group trusts and separate accounts. Upon closely examining the Advisor's profitability, the Board concluded, among other things, that it was reasonable.

   The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

 [LOGO]                                                        DFA043014-001S

[LOGO]

SEMI-ANNUAL REPORT
six months ended: April 30, 2014 (Unaudited)

DFA Investment Dimensions Group Inc.
DFA One-Year Fixed Income Portfolio
DFA Two-Year Global Fixed Income Portfolio
DFA Selectively Hedged Global Fixed Income Portfolio
DFA Short-Term Government Portfolio
DFA Five-Year Global Fixed Income Portfolio
DFA World ex U.S. Government Fixed Income Portfolio
DFA Intermediate Government Fixed Income Portfolio
DFA Short-Term Extended Quality Portfolio
DFA Intermediate-Term Extended Quality Portfolio
DFA Investment Grade Portfolio
DFA Inflation-Protected Securities Portfolio
DFA Short-Duration Real Return Portfolio
DFA Short-Term Municipal Bond Portfolio
DFA Intermediate-Term Municipal Bond Portfolio
DFA California Short-Term Municipal Bond Portfolio
DFA California Intermediate-Term Municipal Bond Portfolio

[LOGO]

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

May 2014

Dear Fellow Shareholder,

Since our founding 33 years ago, Dimensional has grown into a global asset management firm. We believe well-functioning markets that bring together investors who supply capital with companies that put capital to work are what make our business and investment approach successful.

At Dimensional, we combine insights gained from academia and a belief in the power of markets with decades of practical experience implementing in competitive markets. By applying this approach, we have built up a long and compelling track record across global equity and fixed income markets.

Sincerely,

/s/ David G. Booth

David G. Booth
Chairman and Co-Chief Executive Officer

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              SEMI-ANNUAL REPORT
                                  (Unaudited)

                               Table of Contents

                                                                         Page
                                                                         ----
   Letter to Shareholders
   Definitions of Abbreviations and Footnotes...........................   1
      Disclosure of Fund Expenses.......................................   3
      Disclosure of Portfolio Holdings..................................   6
      Schedules of Investments
          DFA One-Year Fixed Income Portfolio...........................   8
          DFA Two-Year Global Fixed Income Portfolio....................  12
          DFA Selectively Hedged Global Fixed Income Portfolio..........  16
          DFA Short-Term Government Portfolio...........................  21
          DFA Five-Year Global Fixed Income Portfolio...................  23
          DFA World ex U.S. Government Fixed Income Portfolio...........  27
          DFA Intermediate Government Fixed Income Portfolio............  30
          DFA Short-Term Extended Quality Portfolio.....................  32
          DFA Intermediate-Term Extended Quality Portfolio..............  40
          DFA Investment Grade Portfolio................................  48
          DFA Inflation-Protected Securities Portfolio..................  49
          DFA Short-Duration Real Return Portfolio......................  50
          DFA Short-Term Municipal Bond Portfolio.......................  59
          DFA Intermediate-Term Municipal Bond Portfolio................  68
          DFA California Short-Term Municipal Bond Portfolio............  75
          DFA California Intermediate-Term Municipal Bond Portfolio.....  82
      Statements of Assets and Liabilities..............................  87
      Statements of Operations..........................................  91
      Statements of Changes in Net Assets...............................  95
      Financial Highlights..............................................  99
      Notes to Financial Statements..................................... 107
   Voting Proxies on Fund Portfolio Securities.......................... 128
   Board Approval of Investment Advisory Agreements..................... 129

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments
------------------------

Investment Abbreviations
AGM              Assured Guaranty Municipal Corporation
AMBAC            American Municipal Bond Assurance Corporation
ASSURED GTY      Assured Guaranty
CP               Certificate Participation
ETM              Escrowed to Maturity
FGIC             Federal Guaranty Insurance Corporation
FSA              Financial Security Assurance
GO               General Obligation
GO OF AUTH       General Obligation of Authority
GO OF DIST       General Obligation of District
GO OF CMNWLTH    General Obligation of Commonwealth
GO OF UNIV       General Obligation of University
NATL-RE          Credit rating enhanced by guaranty or insurance from National Public Finance
                 Guarantee Corp.
NATL-RE FGIC     National Public Finance Guarantee Corp. Re-insures Financial Guaranty Insurance Co.
P.L.C.           Public Limited Company
PSF-GTD          Public School Fund Guarantee
RB               Revenue Bond
RN               Revenue Note
SA               Special Assessment
SCH BD RES FD    School Board Resolution Fund
SCH BD GTY       School Bond Guaranty
SCSDE            South Carolina State Department of Education
SD CRED PROG     School District Credit Program
ST               Special Tax
ST AID WITHHLDG  State Aid Withholding
UP               Unrefunded Portion
AUD              Australian Dollars
CAD              Canadian Dollars
DKK              Danish Krone
EUR              Euro
GBP              British Pounds
JPY              Japanese Yen
NOK              Norwegian Krone
NZD              New Zealand Dollars
SEK              Swedish Krona
SGD              Singapore Dollars
USD              United States Dollars

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES
CONTINUED

Investment Footnotes
+           See Note B to Financial Statements.
#           Total or Partial Securities on Loan.
^           Denominated in USD, unless otherwise noted.
@           Security purchased with cash proceeds from Securities on Loan.
(r)         The adjustable rate shown is effective as of April 30, 2014.
(currency)  Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).
##          Rule 144A, Section 4(2), or other security which is restricted as to resale to institutional investors. The
            Fund's Advisor has deemed this security to be liquid based upon procedures approved by the Board of
            Directors.
^^^         Face Amount of security is not adjusted for inflation.
(S)         Affiliated Fund.

Financial Highlights
--------------------
(A)  Computed using average shares outstanding.
(B)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
     Master/Underlying Fund(s).
(C)  Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(D)  Non-Annualized
(E)  Annualized
N/A  Does not apply to this fund.

All Statements, Schedules and Notes to Financial Statements
-----------------------------------------------------------
--   Amounts designated as -- are either zero or rounded to zero.
RIC  Registered Investment Company
SEC  Securities and Exchange Commission
(a)  Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                    Six Months Ended April 30, 2014
EXPENSE TABLES
                                            Beginning  Ending              Expenses
                                             Account  Account   Annualized   Paid
                                              Value    Value     Expense    During
                                            11/01/13  04/30/14    Ratio*   Period*
                                            --------- --------- ---------- --------
DFA One-Year Fixed Income Portfolio
-----------------------------------
Actual Fund Return
 Institutional Class Shares................ $1,000.00 $1,001.30    0.17%    $0.84
Hypothetical 5% Annual Return
 Institutional Class Shares................ $1,000.00 $1,023.95    0.17%    $0.85

DFA Two-Year Global Fixed Income Portfolio
------------------------------------------
Actual Fund Return
 Institutional Class Shares................ $1,000.00 $1,002.70    0.17%    $0.84
Hypothetical 5% Annual Return
 Institutional Class Shares................ $1,000.00 $1,023.95    0.17%    $0.85

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                                      Beginning  Ending              Expenses
                                                       Account  Account   Annualized   Paid
                                                        Value    Value     Expense    During
                                                      11/01/13  04/30/14    Ratio*   Period*
                                                      --------- --------- ---------- --------
DFA Selectively Hedged Global Fixed Income Portfolio
----------------------------------------------------
Actual Fund Return
 Institutional Class Shares.......................... $1,000.00 $1,012.70    0.17%    $0.85
Hypothetical 5% Annual Return
 Institutional Class Shares.......................... $1,000.00 $1,023.95    0.17%    $0.85

DFA Short-Term Government Portfolio
-----------------------------------
Actual Fund Return
 Institutional Class Shares.......................... $1,000.00 $1,002.70    0.19%    $0.94
Hypothetical 5% Annual Return
 Institutional Class Shares.......................... $1,000.00 $1,023.85    0.19%    $0.95

DFA Five-Year Global Fixed Income Portfolio
-------------------------------------------
Actual Fund Return
 Institutional Class Shares.......................... $1,000.00 $1,006.40    0.27%    $1.34
Hypothetical 5% Annual Return
 Institutional Class Shares.......................... $1,000.00 $1,023.46    0.27%    $1.35

DFA World ex U.S. Government Fixed Income Portfolio
---------------------------------------------------
Actual Fund Return
 Institutional Class Shares.......................... $1,000.00 $1,022.70    0.20%    $1.00
Hypothetical 5% Annual Return
 Institutional Class Shares.......................... $1,000.00 $1,023.80    0.20%    $1.00

DFA Intermediate Government Fixed Income Portfolio
--------------------------------------------------
Actual Fund Return
 Institutional Class Shares.......................... $1,000.00 $1,010.60    0.12%    $0.60
Hypothetical 5% Annual Return
 Institutional Class Shares.......................... $1,000.00 $1,024.20    0.12%    $0.60

DFA Short-Term Extended Quality Portfolio
-----------------------------------------
Actual Fund Return
 Institutional Class Shares.......................... $1,000.00 $1,007.10    0.22%    $1.09
Hypothetical 5% Annual Return
 Institutional Class Shares.......................... $1,000.00 $1,023.70    0.22%    $1.10

DFA Intermediate-Term Extended Quality Portfolio
------------------------------------------------
Actual Fund Return
 Institutional Class Shares.......................... $1,000.00 $1,030.10    0.22%    $1.11
Hypothetical 5% Annual Return
 Institutional Class Shares.......................... $1,000.00 $1,023.70    0.22%    $1.10

DFA Investment Grade Portfolio**
--------------------------------
Actual Fund Return
 Institutional Class Shares.......................... $1,000.00 $1,019.90    0.22%    $1.10
Hypothetical 5% Annual Return
 Institutional Class Shares.......................... $1,000.00 $1,023.70    0.22%    $1.10

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                                           Beginning  Ending              Expenses
                                                            Account  Account   Annualized   Paid
                                                             Value    Value     Expense    During
                                                           11/01/13  04/30/14    Ratio*   Period*
                                                           --------- --------- ---------- --------
DFA Inflation-Protected Securities Portfolio
--------------------------------------------
Actual Fund Return
 Institutional Class Shares............................... $1,000.00 $1,003.50    0.12%    $0.60
Hypothetical 5% Annual Return
 Institutional Class Shares............................... $1,000.00 $1,024.20    0.12%    $0.60

DFA Short-Duration Real Return Portfolio+
-----------------------------------------
Actual Fund Return
 Institutional Class Shares............................... $1,000.00 $1,006.00    0.24%    $1.16
Hypothetical 5% Annual Return
 Institutional Class Shares............................... $1,000.00 $1,023.60    0.24%    $1.20

DFA Short-Term Municipal Bond Portfolio
---------------------------------------
Actual Fund Return
 Institutional Class Shares............................... $1,000.00 $1,002.30    0.22%    $1.09
Hypothetical 5% Annual Return
 Institutional Class Shares............................... $1,000.00 $1,023.70    0.22%    $1.10

DFA Intermediate-Term Municipal Bond Portfolio
----------------------------------------------
Actual Fund Return
 Institutional Class Shares............................... $1,000.00 $1,020.60    0.23%    $1.15
Hypothetical 5% Annual Return
 Institutional Class Shares............................... $1,000.00 $1,023.65    0.23%    $1.15

DFA California Short-Term Municipal Bond Portfolio
--------------------------------------------------
Actual Fund Return
 Institutional Class Shares............................... $1,000.00 $1,003.30    0.22%    $1.09
Hypothetical 5% Annual Return
 Institutional Class Shares............................... $1,000.00 $1,023.70    0.22%    $1.10

DFA California Intermediate-Term Municipal Bond Portfolio
---------------------------------------------------------
Actual Fund Return
 Institutional Class Shares............................... $1,000.00 $1,024.10    0.23%    $1.15
Hypothetical 5% Annual Return
 Institutional Class Shares............................... $1,000.00 $1,023.65    0.23%    $1.15

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

**The DFA Investment Grade Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Funds' portion of the expenses of its Master Funds (Affiliated Investment Companies).

+ DFA Short-Duration Real Return Portfolio commenced operations on November 5,
  2013. Expenses are equal to the fund's annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by the number of days since inception (176), then divided by the number of days in the year (365) to reflect the period. The "Ending Account Value" is derived from the fund's share class actual return since inception. The "Hypothetical 5% Annual Return" information reflects the 181 day period for the six months ended April 30, 2014 to allow for comparability.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on March 31, 2014. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

FUND OF FUNDS

                                        Affiliated Investment Companies
                                        -------------------------------
        DFA Investment Grade Portfolio.              100.0%

FIXED INCOME PORTFOLIOS

                      DFA One-Year Fixed Income Portfolio
              Corporate....................................  14.9%
              Government...................................  20.8%
              Foreign Corporate............................  21.3%
              Foreign Government...........................  33.9%
              Supranational................................   9.1%
                                                            -----
                                                            100.0%

                  DFA Two-Year Global Fixed Income Portfolio
              Corporate....................................   3.8%
              Government...................................  13.8%
              Foreign Corporate............................  23.5%
              Foreign Government...........................  42.3%
              Supranational................................  16.6%
                                                            -----
                                                            100.0%

              DFA Selectively Hedged Global Fixed Income Portfolio
              Corporate....................................  53.3%
              Government...................................   6.4%
              Foreign Corporate............................  26.9%
              Foreign Government...........................  11.1%
              Supranational................................   2.3%
                                                            -----
                                                            100.0%

                      DFA Short-Term Government Portfolio
              Government................................... 100.0%
                                                            -----
                                                            100.0%

                  DFA Five-Year Global Fixed Income Portfolio
              Corporate....................................  25.1%
              Government...................................   3.0%
              Foreign Corporate............................  24.3%
              Foreign Government...........................  39.8%
              Supranational................................   7.8%
                                                            -----
                                                            100.0%

              DFA World ex U.S. Government Fixed Income Portfolio
              Government...................................   1.9%
              Foreign Government...........................  88.8%
              Supranational................................   9.3%
                                                            -----
                                                            100.0%

              DFA Intermediate Government Fixed Income Portfolio
              Government................................... 100.0%
                                                            -----
                                                            100.0%

                   DFA Short-Term Extended Quality Portfolio
              Corporate....................................  62.6%
              Government...................................   2.9%
              Foreign Corporate............................  15.1%
              Foreign Government...........................  16.9%
              Supranational................................   2.5%
                                                            -----
                                                            100.0%

               DFA Intermediate-Term Extended Quality Portfolio
              Corporate....................................  77.4%
              Government...................................   4.0%
              Foreign Corporate............................  12.9%
              Foreign Government...........................   2.7%
              Supranational................................   3.0%
                                                            -----
                                                            100.0%

                 DFA Inflation-Protected Securities Portfolio
              Government................................... 100.0%
                                                            -----
                                                            100.0%

                   DFA Short-Duration Real Return Portfolio
              Corporate....................................  61.3%
              Government...................................   6.8%
              Foreign Corporate............................  16.4%
              Foreign Government...........................  13.6%
              Supranational................................   1.9%
                                                            -----
                                                            100.0%

                    DFA Short-Term Municipal Bond Portfolio
              Muni Insured.................................   2.3%
              Muni G.O. Local..............................  42.2%
              Muni G.O. State..............................  33.1%
              Muni Revenue.................................  22.0%
              Muni Pre-Refunded............................   0.4%
                                                            -----
                                                            100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS
CONTINUED


                DFA Intermediate-Term Municipal Bond Portfolio
              Muni Insured.................................   2.3%
              Muni G.O. Local..............................  57.7%
              Muni G.O. State..............................  23.4%
              Muni Revenue.................................  16.6%
                                                            -----
                                                            100.0%

              DFA California Short-Term Municipal Bond Portfolio
              Muni Insured.................................   6.8%
              Muni G.O. Local..............................  34.1%
              Muni G.O. State..............................  21.0%
              Muni Revenue.................................  35.8%
              Muni Pre-Refunded............................   2.3%
                                                            -----
                                                            100.0%

                DFA California Intermediate-Term Municipal Bond
                                   Portfolio
              Muni Insured.................................  15.7%
              Muni G.O. Local..............................  46.8%
              Muni G.O. State..............................  20.0%
              Muni Revenue.................................  17.4%
              Muni Pre-Refunded............................   0.1%
                                                            -----
                                                            100.0%

                      DFA ONE-YEAR FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                     Face
                                                    Amount     Value+
                                                    ------     ------
                                                    (000)
AGENCY OBLIGATIONS -- (7.5%)
Federal Farm Credit Bank
     0.500%, 06/23/15............................. $ 35,000 $ 35,152,915
Federal Home Loan Bank
     0.375%, 08/28/15.............................   70,000   70,200,970
Federal Home Loan Mortgage Corporation
     4.375%, 07/17/15.............................   38,000   39,931,084
     0.500%, 08/28/15.............................    6,900    6,932,133
     4.750%, 11/17/15.............................   25,000   26,735,400
Federal National Mortgage Association
     0.500%, 07/02/15.............................  150,000  150,583,650
     2.375%, 07/28/15.............................   70,000   71,908,130
     0.500%, 09/28/15.............................   20,000   20,069,400
     4.375%, 10/15/15.............................  145,000  153,648,525
     1.625%, 10/26/15.............................  110,000  112,283,160
                                                            ------------
TOTAL AGENCY OBLIGATIONS..........................           687,445,367
                                                            ------------

BONDS -- (69.6%)
African Development Bank
     2.500%, 03/15/16.............................    3,800    3,943,051
Agence Francaise de Developpement
     1.250%, 06/09/14.............................   92,216   92,302,314
ANZ New Zealand Int'l, Ltd.
     3.125%, 08/10/15.............................   85,505   88,093,236
Apple, Inc. Floating Rate Note
(r)  0.273%, 05/03/16.............................   10,055   10,057,001
Asian Development Bank
     2.625%, 02/09/15.............................   50,000   50,929,750
     7.500%, 06/15/15.............................   15,000   16,182,690
     0.500%, 08/17/15.............................    5,000    5,014,600
     2.500%, 03/15/16.............................   23,131   24,010,556
Australia & New Zealand Banking Group, Ltd.
     2.125%, 09/19/14.............................    6,868    6,911,337
     3.700%, 01/13/15.............................   74,544   76,300,778
#    0.900%, 02/12/16.............................    3,350    3,368,582
Australia & New Zealand Banking Group, Ltd.
 Floating Rate Note
(r)  0.477%, 01/29/15.............................   60,000   60,124,800
Bank Nederlandse Gemeenten
     1.000%, 11/17/14.............................  139,400  139,960,946
     3.125%, 01/12/15.............................   26,000   26,509,704
     1.375%, 03/23/15.............................   17,070   17,235,408
     2.750%, 07/01/15.............................   49,500   50,887,683
     2.500%, 01/11/16.............................   33,500   34,655,750
Bank of New York Mellon Corp. (The)
     4.300%, 05/15/14.............................   14,955   14,971,121
     3.100%, 01/15/15.............................   43,900   44,772,205
#    2.950%, 06/18/15.............................    9,975   10,256,036

                                                     Face
                                                    Amount     Value+
                                                    ------     ------
                                                    (000)
Bank of Nova Scotia/Houston Floating Rate Note
(r)  0.447%, 10/10/14............................. $ 14,000 $ 14,017,836
Belgium Government International Bond
     2.750%, 03/05/15.............................   10,000   10,200,100
Berkshire Hathaway, Inc.
     3.200%, 02/11/15.............................    5,094    5,209,807
Berkshire Hathaway, Inc. Floating Rate Note
(r)  0.936%, 08/15/14.............................   12,700   12,725,565
British Columbia, Province of Canada
     2.850%, 06/15/15.............................   59,457   61,176,794
Caisse d'Amortissement de la Dette Sociale
     3.500%, 07/01/14.............................   63,000   63,321,300
     1.250%, 07/11/14.............................  106,000  106,200,340
Commonwealth Bank of Australia
     3.750%, 10/15/14.............................   77,164   78,321,846
     3.500%, 03/19/15.............................   25,589   26,303,061
#    1.250%, 09/18/15.............................   21,140   21,364,042
Cooperatieve Centrale Raiffeisen- Boerenleenbank
 BA
     4.200%, 05/13/14.............................   10,024   10,032,019
     1.875%, 12/15/14.............................   27,900   28,164,213
     0.600%, 04/29/15.............................  140,600  140,532,231
     2.125%, 10/13/15.............................   63,168   64,643,415
Cooperatieve Centrale Raiffeisen- Boerenleenbank
 BA Floating Rate Note
(r)  0.715%, 03/18/16.............................   27,477   27,636,477
Council Of Europe Development Bank
     2.750%, 02/10/15.............................   81,626   83,191,260
     4.000%, 04/15/15.............................   25,000   25,883,850
     1.375%, 03/22/16.............................   43,496   44,225,428
DBS Bank, Ltd.
     2.375%, 09/14/15.............................   11,700   11,974,342
Development Bank of Japan, Inc.
     2.875%, 04/20/15.............................   24,500   25,101,034
     2.750%, 03/15/16.............................    8,600    8,936,079
EUROFIMA
     4.500%, 03/06/15.............................   85,230   88,222,255
European Bank for Reconstruction & Development
     1.625%, 09/03/15.............................   35,000   35,618,205
     2.500%, 03/15/16.............................   10,000   10,374,550
European Investment Bank
     2.875%, 01/15/15.............................   48,000   48,895,392
     1.125%, 04/15/15.............................   69,500   70,114,241
     1.000%, 07/15/15.............................   32,000   32,281,504
     4.875%, 02/16/16.............................   57,000   61,497,357
     2.250%, 03/15/16.............................   52,000   53,726,608
     0.625%, 04/15/16.............................    8,000    8,025,408

DFA ONE-YEAR FIXED INCOME PORTFOLIO
CONTINUED

                                                    Face
                                                   Amount     Value+
                                                   ------     ------
                                                   (000)
Export Development Canada
    2.250%, 05/28/15............................. $ 21,000 $ 21,450,912
FMS Wertmanagement AoeR
    0.625%, 04/18/16.............................   82,040   82,232,138
General Electric Capital Corp.
#   4.875%, 03/04/15.............................   34,000   35,284,316
#   3.500%, 06/29/15.............................   14,732   15,235,613
    2.375%, 06/30/15.............................   26,425   27,007,803
    1.625%, 07/02/15.............................   31,740   32,165,030
#   2.250%, 11/09/15.............................   35,187   36,105,134
    1.000%, 01/08/16.............................   76,297   76,812,005
    5.000%, 01/08/16.............................    5,000    5,360,460
General Electric Co.
#   0.850%, 10/09/15.............................   38,450   38,666,243
International Bank for Reconstruction &
 Development
    0.375%, 11/16/15.............................   75,000   75,053,100
    2.125%, 03/15/16.............................   48,500   50,044,967
Japan Bank for International Cooperation
    2.500%, 01/21/16.............................   52,000   53,803,516
    2.500%, 01/21/16.............................   30,000   31,038,450
Japan Finance Organization for Municipalities
    4.625%, 04/21/15.............................   35,200   36,624,896
KFW
    1.000%, 01/12/15.............................  120,500  121,194,562
#   0.625%, 04/24/15.............................   15,000   15,063,435
    4.375%, 07/21/15.............................   15,000   15,751,185
#   0.500%, 09/30/15.............................   30,000   30,088,050
#   2.625%, 02/16/16.............................   81,500   84,696,511
Kingdom of Denmark
    0.625%, 05/22/15.............................   16,000   16,063,680
Kommunalbanken A.S.
    2.875%, 10/27/14.............................  105,500  106,834,997
    1.000%, 02/09/15.............................   14,000   14,081,760
    0.375%, 04/10/15.............................   15,000   15,015,510
    2.750%, 05/05/15.............................    9,550    9,786,745
    2.375%, 01/19/16.............................   91,300   94,327,325
Kommunekredit
    0.750%, 09/02/14.............................   23,000   23,037,720
    1.000%, 05/05/15.............................   25,000   25,177,550
Landwirtschaftliche Rentenbank
    4.000%, 02/02/15.............................   14,500   14,903,390
    3.125%, 07/15/15.............................   70,734   73,128,912
Manitoba, Province of Canada
    2.625%, 07/15/15.............................   28,674   29,473,661
Microsoft Corp.
    1.625%, 09/25/15.............................   25,917   26,387,368
National Australia Bank, Ltd.
    3.750%, 03/02/15.............................   26,150   26,886,933
    2.000%, 03/09/15.............................   91,410   92,678,954
#   1.600%, 08/07/15.............................   25,062   25,424,196
    2.750%, 09/28/15.............................   10,000   10,303,730
#   0.900%, 01/20/16.............................   47,635   47,979,544

                                                     Face
                                                    Amount     Value+
                                                    ------     ------
                                                    (000)
Nederlandse Waterschapsbank NV
     1.375%, 05/16/14............................. $137,630 $137,642,387
     1.250%, 10/20/14.............................   50,650   50,885,016
     3.000%, 03/17/15.............................   36,212   37,067,690
     0.750%, 03/29/16.............................   45,500   45,689,098
Netherlands Government Bond
     0.250%, 09/12/15.............................   15,000   14,989,500
Network Rail Infrastructure Finance P.L.C.
     0.875%, 01/20/15.............................   25,000   25,111,575
Nordea Bank AB
#    3.700%, 11/13/14.............................   18,000   18,317,772
     2.250%, 03/20/15.............................   16,935   17,217,035
Nordea Bank Finland P.L.C. Floating Rate Note
(r)  0.727%, 10/15/14.............................   90,000   90,234,180
(r)  0.418%, 01/21/16.............................   72,500   72,488,907
Nordic Investment Bank
#    2.500%, 07/15/15.............................    3,100    3,183,074
     2.250%, 03/15/16.............................   21,000   21,703,164
     0.500%, 04/14/16.............................   12,500   12,511,825
NRW Bank
     1.250%, 05/15/15.............................   69,000   69,659,640
NRW Bank Floating Rate Note
(r)  0.556%, 12/01/14.............................   24,000   24,042,240
Oesterreichische Kontrollbank AG
#    1.125%, 07/06/15.............................  136,155  137,475,159
     1.750%, 10/05/15.............................   14,489   14,783,503
#    4.875%, 02/16/16.............................    9,407   10,144,349
Ontario, Province of Canada
     4.500%, 02/03/15.............................  108,100  111,531,634
     2.950%, 02/05/15.............................   26,025   26,555,520
     0.950%, 05/26/15.............................   53,000   53,387,536
     2.700%, 06/16/15.............................   52,000   53,392,040
#    4.750%, 01/19/16.............................   20,000   21,462,400
Quebec, Province of Canada
     4.875%, 05/05/14.............................   39,400   39,400,000
     4.600%, 05/26/15.............................   16,399   17,142,531
Royal Bank of Canada
#    1.150%, 03/13/15.............................   19,881   20,033,646
     0.550%, 05/01/15.............................  102,300  102,457,440
     0.800%, 10/30/15.............................   68,277   68,595,785
     2.625%, 12/15/15.............................    4,995    5,160,654
#    0.850%, 03/08/16.............................   13,000   13,051,233
Royal Bank of Canada Floating Rate Note
(r)  0.453%, 12/16/15.............................   65,000   65,074,295
Societe de Financement de l'Economie Francaise
     3.375%, 05/05/14.............................   10,000   10,000,000
     2.875%, 09/22/14.............................  201,000  203,034,120
State of North Rhine-Westphalia
     1.625%, 09/17/14.............................   43,900   44,119,851

DFA ONE-YEAR FIXED INCOME PORTFOLIO
CONTINUED

                                                      Face
                                                     Amount      Value+
                                                     ------      ------
                                                     (000)
Svensk Exportkredit AB
#     3.250%, 09/16/14............................. $ 45,368 $   45,870,859
      0.625%, 09/04/15.............................   80,500     80,831,821
      1.750%, 10/20/15.............................  120,058    122,456,519
Svenska Handelsbanken Floating Rate Note
(r)   0.410%, 10/06/14.............................   95,000     95,050,920
(r)   0.519%, 01/16/15.............................   83,500     83,682,197
Svenska Handelsbanken AB
      4.875%, 06/10/14.............................   10,430     10,476,935
Toronto-Dominion Bank (The)
#     1.375%, 07/14/14.............................   27,000     27,057,888
Toronto-Dominion Bank (The) Floating Rate Note
(r)   0.416%, 05/01/15.............................  155,360    155,605,935
(r)   0.437%, 11/06/15.............................   55,000     55,082,445
Total Capital Canada, Ltd. Floating Rate Note
#(r)  0.607%, 01/15/16.............................   11,269     11,337,358
Total Capital International SA
      0.750%, 01/25/16.............................    3,000      3,014,682
Total Capital SA
      3.000%, 06/24/15.............................   10,000     10,298,280
Toyota Motor Credit Corp.
#     1.250%, 11/17/14.............................   34,095     34,278,227
#     1.000%, 02/17/15.............................   84,340     84,856,414
      0.875%, 07/17/15.............................   20,090     20,176,548
      2.800%, 01/11/16.............................    6,100      6,328,134
Toyota Motor Credit Corp. Floating Rate Note
(r)   0.404%, 11/21/14.............................   38,300     38,326,427
(r)   0.406%, 12/05/14.............................   16,200     16,212,506
(r)   0.380%, 04/08/15.............................   39,500     39,533,219
(r)   0.385%, 09/18/15.............................    9,650      9,663,491
US Bancorp
      2.875%, 11/20/14.............................   23,400     23,737,451
Wal-Mart Stores, Inc.
#     1.500%, 10/25/15.............................   30,674     31,153,189
Westpac Banking Corp.
#     4.200%, 02/27/15.............................   35,330     36,415,338
#     3.000%, 08/04/15.............................   71,992     74,231,815
      1.125%, 09/25/15.............................   14,913     15,051,303
      3.000%, 12/09/15.............................    4,516      4,687,491
      0.950%, 01/12/16.............................   27,093     27,313,700
                                                             --------------
TOTAL BONDS........................................           6,409,850,299
                                                             --------------

U.S. TREASURY OBLIGATIONS -- (13.2%)
U.S. Treasury Notes
      0.250%, 07/15/15.............................  278,500    278,837,264
      1.750%, 07/31/15.............................   30,000     30,596,490
      1.250%, 08/31/15.............................   45,000     45,641,610
      1.250%, 10/31/15.............................  150,000    152,290,950
      0.375%, 11/15/15.............................   45,000     45,096,660
      0.250%, 11/30/15.............................   60,000     60,002,340
      0.250%, 12/15/15.............................   49,500     49,482,576
      2.125%, 12/31/15.............................  195,000    200,964,270

                                                    Face
                                                   Amount      Value+
                                                   ------      ------
                                                   (000)
    0.375%, 01/15/16............................. $ 60,000 $   60,077,340
    0.375%, 01/31/16.............................   75,000     75,087,900
    2.000%, 01/31/16.............................   50,000     51,476,550
    0.375%, 02/15/16.............................   73,800     73,863,394
    0.375%, 03/31/16.............................   20,000     19,999,220
    0.250%, 04/15/16.............................   25,000     24,928,700
    0.375%, 04/30/16.............................   45,000     44,964,855
                                                           --------------
TOTAL U.S. TREASURY OBLIGATIONS..................           1,213,310,119
                                                           --------------

COMMERCIAL PAPER -- (8.6%)
Australia & New Zealand Banking Group, Ltd.
##  0.140%, 05/07/14.............................   20,000     19,999,766
##  0.150%, 05/14/14.............................   10,000      9,999,733
Banque et Caisse d'Epargne de l'Etat
    0.110%, 08/01/14.............................   25,000     24,989,345
    0.170%, 08/06/14.............................   50,000     49,976,455
Caisse des Depots et Consignations
##  0.175%, 05/27/14.............................   60,000     59,995,638
DBS Bank, Ltd.
##  0.210%, 08/19/14.............................   30,000     29,981,964
Nordea Bank AB
##  0.175%, 08/01/14.............................   15,000     14,993,335
##  0.190%, 10/08/14.............................   55,000     54,948,102
Oversea Chinese Banking
    0.230%, 06/05/14.............................   21,800     21,797,210
    0.190%, 07/08/14.............................   10,000      9,996,435
    0.240%, 09/30/14.............................  170,500    170,331,887
    0.240%, 10/01/14.............................   51,550     51,498,692
    0.240%, 10/08/14.............................   20,000     19,978,772
Standard Chartered Bank
##  0.160%, 07/09/14.............................   20,000     19,993,894
Svenska Handelsbanken AB
##  0.160%, 05/07/14.............................   25,000     24,999,610
United Overseas Bank, Ltd.
##  0.180%, 05/06/14.............................   40,000     39,999,532
##  0.190%, 06/18/14.............................   60,000     59,989,794
##  0.190%, 08/07/14.............................   75,000     74,963,910
##  0.200%, 08/19/14.............................   23,910     23,895,625
##  0.230%, 09/10/14                                15,000     14,987,642
                                                           --------------
TOTAL COMMERCIAL PAPER...........................             797,317,341
                                                           --------------

                                                    Shares
                                                    ------
TEMPORARY CASH INVESTMENTS -- (0.6%)
    State Street Institutional Liquid Reserves,
     0.074%...................................... 54,445,050 54,445,050
                                                             ----------


DFA ONE-YEAR FIXED INCOME PORTFOLIO
CONTINUED

                                                     Shares/
                                                      Face
                                                     Amount       Value+
                                                     -------      ------
                                                      (000)
SECURITIES LENDING COLLATERAL -- (0.5%)
(S)@  DFA Short Term Investment Fund............... 4,342,743 $   50,245,533
                                                              --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $9,201,811,548)............................            $9,212,613,709
                                                              ==============

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                               -------------------------------------------------
                                 Level 1      Level 2     Level 3     Total
                               ----------- -------------- ------- --------------
Agency Obligations............          -- $  687,445,367   --    $  687,445,367
Bonds.........................          --  6,409,850,299   --     6,409,850,299
U.S. Treasury Obligations.....          --  1,213,310,119   --     1,213,310,119
Commercial Paper..............          --    797,317,341   --       797,317,341
Temporary Cash Investments.... $54,445,050             --   --        54,445,050
Securities Lending Collateral.          --     50,245,533   --        50,245,533
                               ----------- --------------   --    --------------
TOTAL......................... $54,445,050 $9,158,168,659   --    $9,212,613,709
                               =========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                  DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                       Face
                                                      Amount^    Value+
                                                      -------    ------
                                                       (000)
BONDS -- (84.2%)
AUSTRALIA -- (7.9%)
Australia & New Zealand Banking Group, Ltd.
    3.700%, 01/13/15.............................   $  20,200 $ 20,676,053
Commonwealth Bank of Australia
    3.500%, 03/19/15.............................      53,000   54,478,965
    3.875%, 12/14/15............................. GBP  31,760   56,082,734
National Australia Bank, Ltd.
    3.500%, 01/23/15............................. EUR 105,456  149,529,734
    3.750%, 03/02/15.............................      13,374   13,750,893
#   0.900%, 01/20/16.............................       6,500    6,547,015
Westpac Banking Corp.
    3.750%, 12/01/14............................. CAD 113,551  104,948,039
    3.000%, 08/04/15.............................       3,741    3,857,390
    1.125%, 09/25/15.............................      24,407   24,633,351
    6.500%, 11/09/15............................. AUD  10,000    9,742,165
    3.000%, 12/09/15.............................      21,010   21,807,834
                                                              ------------
TOTAL AUSTRALIA..................................              466,054,173
                                                              ------------

AUSTRIA -- (1.8%)
Oesterreichische Kontrollbank AG
    1.125%, 07/06/15.............................      89,493   90,360,724
    4.875%, 02/16/16.............................      16,000   17,254,128
                                                              ------------
TOTAL AUSTRIA....................................              107,614,852
                                                              ------------

BELGIUM -- (0.1%)
Belgium Government International Bond
    2.750%, 03/05/15.............................       5,000    5,100,050
                                                              ------------

CANADA -- (7.8%)
Bank of Nova Scotia
    3.430%, 07/16/14............................. CAD  89,500   82,013,699
    3.350%, 11/18/14............................. CAD  17,500   16,141,257
Export Development Canada
    3.625%, 09/07/15............................. GBP  14,827   26,002,206
Ontario, Province of Canada
    2.700%, 06/16/15.............................      44,152   45,333,949
#   1.875%, 09/15/15.............................     115,925  118,352,933
Royal Bank of Canada
    2.050%, 01/13/15............................. CAD  47,000   43,100,808
    3.360%, 01/11/16............................. CAD 139,500  131,031,107
                                                              ------------
TOTAL CANADA.....................................              461,975,959
                                                              ------------

DENMARK -- (2.5%)
Denmark Government Bond
    4.000%, 11/15/15............................. DKK 757,000  149,120,839
                                                              ------------

                                                       Face
                                                      Amount^    Value+
                                                      -------    ------
                                                       (000)
FINLAND -- (0.9%)
Finland Government International Bond
    1.250%, 10/19/15.............................   $  44,500 $ 45,099,415
    2.250%, 03/17/16.............................       5,000    5,167,000
Pohjola Bank P.L.C.
    3.125%, 01/12/16............................. EUR   2,118    3,063,494
                                                              ------------
TOTAL FINLAND....................................               53,329,909
                                                              ------------

FRANCE -- (1.7%)
Caisse d'Amortissement de la Dette Sociale
    3.500%, 07/01/14.............................      56,662   56,950,976
Reseau Ferre de France
    2.375%, 12/23/15............................. GBP  22,700   39,257,999
Total Capital SA
#   2.300%, 03/15/16.............................       2,987    3,086,790
                                                              ------------
TOTAL FRANCE.....................................               99,295,765
                                                              ------------

GERMANY -- (6.7%)
FMS Wertmanagement AoeR
#   0.625%, 04/18/16.............................      95,000   95,222,490
KFW
    5.500%, 12/07/15............................. GBP  76,000  137,795,160
    1.750%, 01/22/16............................. GBP  22,000   37,652,551
Landwirtschaftliche Rentenbank
    3.125%, 07/15/15.............................      20,000   20,677,160
NRW Bank
    1.250%, 05/15/15.............................      55,535   56,065,915
State of North Rhine- Westphalia
    1.500%, 01/13/15.............................      48,500   48,886,060
                                                              ------------
TOTAL GERMANY....................................              396,299,336
                                                              ------------

IRELAND -- (1.4%)
GE Capital European Funding
    2.875%, 09/17/15............................. EUR  56,195   80,339,939
                                                              ------------

JAPAN -- (3.1%)
Development Bank of Japan, Inc.
    2.750%, 03/15/16.............................       8,000    8,312,632
Japan Bank for International Cooperation
    1.875%, 09/24/15.............................      52,600   53,668,937
    2.500%, 01/21/16.............................      97,400  100,778,124
    5.250%, 03/23/16.............................      18,000   19,568,880
                                                              ------------
TOTAL JAPAN......................................              182,328,573
                                                              ------------

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^    Value+
                                                      -------    ------
                                                       (000)
NETHERLANDS -- (9.9%)
Bank Nederlandse Gemeenten
    2.750%, 07/01/15.............................   $  38,834 $ 39,922,672
    2.375%, 12/23/15............................. GBP  39,553   68,387,208
    2.500%, 01/11/16.............................      52,000   53,794,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank
 BA
    6.250%, 07/10/14............................. NZD  11,167    9,673,235
    4.000%, 09/10/15............................. GBP  30,773   54,005,777
    2.125%, 10/13/15.............................      80,000   81,868,560
    3.375%, 01/18/16............................. EUR  13,500   19,600,349
    5.500%, 02/03/16............................. AUD   8,824    8,485,706
Nederlandse Waterschapsbank NV
    2.000%, 09/09/15.............................      76,105   77,799,097
    5.625%, 11/17/15............................. GBP  12,246   22,153,446
    0.750%, 03/29/16.............................      68,900   69,186,349
Netherlands Government Bond
    0.250%, 09/12/15.............................      80,824   80,767,423
                                                              ------------
TOTAL NETHERLANDS................................              585,643,822
                                                              ------------

NEW ZEALAND -- (3.4%)
ANZ New Zealand Int'l, Ltd.
    3.125%, 08/10/15.............................      31,890   32,855,310
    1.125%, 03/24/16.............................       4,245    4,262,897
New Zealand Government Bond
    6.000%, 04/15/15............................. NZD 185,910  164,115,986
                                                              ------------
TOTAL NEW ZEALAND................................              201,234,193
                                                              ------------

NORWAY -- (1.7%)
Kommunalbanken A.S.
    1.000%, 02/09/15.............................      24,000   24,140,160
    0.375%, 04/10/15.............................      10,000   10,010,340
    2.375%, 01/19/16.............................      62,500   64,572,375
                                                              ------------
TOTAL NORWAY.....................................               98,722,875
                                                              ------------

SINGAPORE -- (0.4%)
DBS Bank, Ltd.
    2.375%, 09/14/15.............................      26,200   26,814,338
                                                              ------------

SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (16.2%)
African Development Bank
    2.500%, 03/15/16.............................      38,000   39,430,510
Asian Development Bank
    0.500%, 08/17/15.............................      28,000   28,081,760
    0.750%, 09/01/15.............................      74,000   74,426,240
    2.500%, 03/15/16.............................      66,593   69,125,199
Council Of Europe Development Bank
    5.500%, 06/12/14............................. NZD  24,370   21,052,500

                                                       Face
                                                      Amount^    Value+
                                                      -------    ------
                                                       (000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (Continued)
    4.000%, 04/15/15.............................   $  96,439 $ 99,848,504
    1.625%, 12/07/15............................. GBP  13,000   22,227,066
EUROFIMA
    4.500%, 03/06/15.............................      37,000   38,298,996
European Investment Bank
    3.000%, 12/07/15............................. GBP  57,000   99,605,185
    2.250%, 03/15/16.............................      30,000   30,996,120
    0.625%, 04/15/16.............................      45,000   45,142,920
Inter-American Development Bank
    0.625%, 12/15/15............................. GBP  49,400   83,230,097
International Bank for Reconstruction &
 Development
    0.375%, 11/16/15.............................      68,000   68,048,144
    2.125%, 03/15/16.............................     100,000  103,185,500
International Finance Corp.
    0.625%, 12/15/15............................. GBP  10,268   17,299,383
Nordic Investment Bank
    0.500%, 04/14/16.............................     114,380  114,488,203
                                                              ------------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.....              954,486,327
                                                              ------------

SWEDEN -- (9.4%)
Kommuninvest I Sverige AB
    3.600%, 05/21/14............................. NZD   7,300    6,294,823
    0.625%, 09/18/15.............................     124,000  124,453,344
Nordea Bank AB
    4.500%, 05/12/14............................. EUR  19,628   27,249,137
    2.750%, 08/11/15............................. EUR  79,062  112,855,677
    3.875%, 12/15/15............................. GBP   5,000    8,817,665
Svensk Exportkredit AB
    7.625%, 06/30/14............................. NZD   5,800    5,031,899
    0.625%, 09/04/15.............................      12,250   12,300,494
    1.750%, 10/20/15.............................      53,490   54,558,623
    0.875%, 12/15/15............................. GBP  60,000  101,264,442
Svenska Handelsbanken AB
    1.500%, 07/06/15............................. EUR  64,300   90,306,300
    3.625%, 02/16/16............................. EUR   8,533   12,485,875
                                                              ------------
TOTAL SWEDEN.....................................              555,618,279
                                                              ------------

UNITED KINGDOM -- (5.0%)
Network Rail Infrastructure Finance P.L.C.
    4.875%, 11/27/15............................. GBP  64,949  116,640,345
United Kingdom Gilt
    2.000%, 01/22/16............................. GBP 102,500  176,944,402
                                                              ------------
TOTAL UNITED KINGDOM.............................              293,584,747
                                                              ------------

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^     Value+
                                                      -------     ------
                                                       (000)
UNITED STATES -- (4.3%)
General Electric Capital Corp.
    1.000%, 01/08/16............................. $    51,817 $   52,166,765
    5.000%, 01/08/16.............................      15,040     16,124,264
General Electric Co.
    0.850%, 10/09/15.............................      16,070     16,160,378
Toyota Motor Credit Corp.
    1.000%, 02/17/15.............................      54,654     54,988,646
    0.875%, 07/17/15.............................     105,280    105,733,546
Wal-Mart Stores, Inc.
    1.500%, 10/25/15.............................       1,341      1,361,949
    2.800%, 04/15/16.............................       5,000      5,225,790
                                                              --------------
TOTAL UNITED STATES..............................                251,761,338
                                                              --------------
TOTAL BONDS......................................              4,969,325,314
                                                              --------------

AGENCY OBLIGATIONS -- (5.4%)
Federal Home Loan Bank
#   0.500%, 11/20/15.............................      25,925     26,032,770
Federal National Mortgage Association
    0.500%, 09/28/15.............................      60,250     60,459,068
    4.375%, 10/15/15.............................     105,930    112,248,195
    5.000%, 03/15/16.............................      70,000     76,041,490
#   0.500%, 03/30/16.............................      45,000     45,066,465
                                                              --------------
TOTAL AGENCY OBLIGATIONS.........................                319,847,988
                                                              --------------

                                                          Face
                                                         Amount^      Value+
                                                         -------      ------
                                                          (000)
U.S. TREASURY OBLIGATIONS -- (10.1%)
U.S. Treasury Notes
      1.375%, 11/30/15............................. $      65,500 $   66,666,686
      2.125%, 12/31/15.............................        65,000     66,988,090
      0.375%, 01/15/16.............................        85,000     85,109,565
#     2.000%, 01/31/16.............................        75,000     77,214,825
#     0.375%, 03/15/16.............................       300,000    300,081,900
                                                                  --------------
TOTAL U.S. TREASURY OBLIGATIONS....................                  596,061,066
                                                                  --------------

                                                         Shares/
                                                          Face
                                                         Amount
                                                         -------
                                                          (000)
SECURITIES LENDING COLLATERAL -- (0.3%)
(S)@  DFA Short Term Investment Fund...............     1,428,215     16,524,450
                                                                  --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $5,868,464,135)............................                $5,901,758,818
                                                                  ==============

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                             Investments in Securities (Market Value)
                                          ----------------------------------------------
                                          Level 1     Level 2     Level 3      Total
                                          ------- --------------  ------- --------------
Bonds
  Australia..............................   --    $  466,054,173    --    $  466,054,173
  Austria................................   --       107,614,852    --       107,614,852
  Belgium................................   --         5,100,050    --         5,100,050
  Canada.................................   --       461,975,959    --       461,975,959
  Denmark................................   --       149,120,839    --       149,120,839
  Finland................................   --        53,329,909    --        53,329,909
  France.................................   --        99,295,765    --        99,295,765
  Germany................................   --       396,299,336    --       396,299,336
  Ireland................................   --        80,339,939    --        80,339,939
  Japan..................................   --       182,328,573    --       182,328,573
  Netherlands............................   --       585,643,822    --       585,643,822
  New Zealand............................   --       201,234,193    --       201,234,193
  Norway.................................   --        98,722,875    --        98,722,875
  Singapore..............................   --        26,814,338    --        26,814,338
  Supranational Organization Obligations.   --       954,486,327    --       954,486,327
  Sweden.................................   --       555,618,279    --       555,618,279
  United Kingdom.........................   --       293,584,747    --       293,584,747
  United States..........................   --       251,761,338    --       251,761,338
Agency Obligations.......................   --       319,847,988    --       319,847,988
U.S. Treasury Obligations................   --       596,061,066    --       596,061,066
Securities Lending Collateral............   --        16,524,450    --        16,524,450
Forward Currency Contracts**.............   --       (21,740,690)   --       (21,740,690)
                                            --    --------------    --    --------------
TOTAL....................................   --    $5,880,018,128    --    $5,880,018,128
                                            ==    ==============    ==    ==============

  **Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment. (Note G)

                See accompanying Notes to Financial Statements.

             DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
BONDS -- (93.6%)
AUSTRALIA -- (5.1%)
Commonwealth Bank of Australia
    1.900%, 09/18/17.............................   $  10,000 $10,138,800
National Australia Bank, Ltd.
    6.750%, 09/16/14............................. AUD  12,146  11,439,509
    1.600%, 08/07/15.............................      15,000  15,216,780
Rio Tinto Finance USA, Ltd.
    2.500%, 05/20/16.............................       2,525   2,609,961
Westpac Banking Corp.
    2.000%, 08/14/17.............................      10,425  10,623,273
                                                              -----------
TOTAL AUSTRALIA..................................              50,028,323
                                                              -----------

CANADA -- (8.6%)
Bank of Nova Scotia
    2.550%, 01/12/17.............................      10,000  10,395,230
Brookfield Asset Management, Inc.
    5.800%, 04/25/17.............................       4,150   4,570,797
Enbridge, Inc.
    5.800%, 06/15/14.............................       5,000   5,029,650
Export Development Canada
    0.875%, 12/07/16............................. GBP   5,000   8,373,194
Ontario, Province of Canada
    1.100%, 10/25/17.............................      10,000   9,930,200
Royal Bank of Canada
    1.200%, 01/23/17.............................      10,000  10,023,040
Teck Resources, Ltd.
    2.500%, 02/01/18.............................       5,000   5,050,975
Thomson Reuters Corp.
    6.500%, 07/15/18.............................       4,700   5,504,537
Toronto-Dominion Bank (The)
    1.400%, 04/30/18.............................      19,615  19,326,483
TransAlta Corp.
    4.750%, 01/15/15.............................       4,000   4,107,880
TransCanada PipeLines, Ltd.
    3.400%, 06/01/15.............................       2,105   2,169,173
                                                              -----------
TOTAL CANADA.....................................              84,481,159
                                                              -----------

FINLAND -- (1.4%)
Municipality Finance P.L.C.
    2.000%, 05/28/14............................. SEK  90,000  13,848,390
                                                              -----------

FRANCE -- (4.1%)
BNP Paribas SA
    2.375%, 09/14/17.............................       8,000   8,219,464
Orange SA
    2.750%, 09/14/16.............................       8,000   8,313,192
Societe Generale SA
    2.750%, 10/12/17.............................       8,000   8,270,000
Total Capital International SA
    1.550%, 06/28/17.............................      15,000  15,173,910
                                                              -----------
TOTAL FRANCE.....................................              39,976,566
                                                              -----------

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
GERMANY -- (3.4%)
Deutsche Bank AG
    3.250%, 01/11/16.............................   $   4,000 $ 4,165,268
    6.000%, 09/01/17.............................       4,000   4,554,088
KFW
    3.750%, 08/16/17............................. NZD  10,910   9,208,054
Landwirtschaftliche Rentenbank
    3.250%, 12/07/16............................. GBP   8,000  14,189,982
State of North Rhine-Westphalia
    3.250%, 05/28/14............................. NOK   3,670     617,877
                                                              -----------
TOTAL GERMANY....................................              32,735,269
                                                              -----------

JAPAN -- (1.3%)
Nomura Holdings, Inc.
    5.000%, 03/04/15.............................       5,770   5,973,975
Sumitomo Mitsui Banking Corp.
    1.350%, 07/18/15.............................       4,000   4,038,092
    2.450%, 01/10/19.............................       2,600   2,630,584
                                                              -----------
TOTAL JAPAN......................................              12,642,651
                                                              -----------

NETHERLANDS -- (1.5%)
Cooperatieve Centrale Raiffeisen-Boerenleenbank
 BA
    6.250%, 07/10/14............................. NZD   6,500   5,630,521
    3.250%, 11/01/17............................. GBP   5,000   8,792,018
                                                              -----------
TOTAL NETHERLANDS................................              14,422,539
                                                              -----------

NEW ZEALAND -- (2.9%)
New Zealand Government Bond
    6.000%, 04/15/15............................. NZD  32,000  28,248,677
                                                              -----------

NORWAY -- (1.9%)
Kommunalbanken A.S.
    1.125%, 12/15/16............................. GBP   5,000   8,405,104
Statoil ASA
    3.125%, 08/17/17.............................      10,000  10,540,480
                                                              -----------
TOTAL NORWAY.....................................              18,945,584
                                                              -----------

SINGAPORE -- (0.6%)
Singapore Government Bond
    0.500%, 04/01/18............................. SGD   7,000   5,498,169
                                                              -----------

SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (2.4%)
European Investment Bank
    6.500%, 09/10/14............................. NZD   3,000   2,609,872
    1.625%, 06/15/17.............................      15,000  15,260,400

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (Continued)
Nordic Investment Bank
    7.500%, 04/15/15............................. NZD   6,500 $ 5,796,164
                                                              -----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.....              23,666,436
                                                              -----------

SWEDEN -- (0.9%)
Kommuninvest I Sverige AB
    3.600%, 05/21/14............................. NZD   5,000   4,311,522
Svensk Exportkredit AB
    7.625%, 06/30/14............................. NZD   5,575   4,836,696
                                                              -----------
TOTAL SWEDEN.....................................               9,148,218
                                                              -----------

SWITZERLAND -- (1.8%)
Credit Suisse New York
    3.500%, 03/23/15.............................       5,000   5,136,935
Noble Holding International, Ltd.
    2.500%, 03/15/17.............................       3,500   3,572,559
UBS AG
    3.875%, 01/15/15.............................       3,993   4,088,321
    5.875%, 12/20/17.............................       4,325   4,946,675
                                                              -----------
TOTAL SWITZERLAND................................              17,744,490
                                                              -----------

UNITED KINGDOM -- (4.1%)
Barclays Bank P.L.C.
    5.000%, 09/22/16.............................       6,000   6,560,994
BP Capital Markets P.L.C.
    2.248%, 11/01/16.............................       4,000   4,132,980
    1.846%, 05/05/17.............................       4,640   4,728,958
GlaxoSmithKline Capital P.L.C.
    1.500%, 05/08/17.............................       3,750   3,788,306
Lloyds Bank P.L.C.
    4.200%, 03/28/17.............................       4,000   4,328,316
Rio Tinto Finance USA P.L.C.
    1.625%, 08/21/17.............................       3,628   3,650,251
Royal Bank of Scotland Group P.L.C.
    2.550%, 09/18/15.............................       4,000   4,085,508
Vodafone Group P.L.C.
    5.625%, 02/27/17.............................       8,000   8,960,488
                                                              -----------
TOTAL UNITED KINGDOM.............................              40,235,801
                                                              -----------

UNITED STATES -- (53.6%)
AbbVie, Inc.
    1.200%, 11/06/15.............................       7,215   7,274,863
ACE INA Holdings, Inc.
    2.600%, 11/23/15.............................       4,215   4,344,573
Actavis, Inc.
    1.875%, 10/01/17.............................       4,000   4,034,500
Aflac, Inc.
    2.650%, 02/15/17.............................       4,000   4,165,376
Agilent Technologies, Inc.
    6.500%, 11/01/17.............................       3,580   4,106,786

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
UNITED STATES -- (Continued)
Air Products & Chemicals, Inc.
    2.000%, 08/02/16............................. $     4,000 $ 4,109,628
Airgas, Inc.
    4.500%, 09/15/14.............................       7,350   7,448,755
Allstate Corp. (The)
    5.000%, 08/15/14.............................       3,300   3,341,761
American Express Co.
    6.150%, 08/28/17.............................       5,000   5,751,660
    7.000%, 03/19/18.............................       2,000   2,382,798
American International Group, Inc.
    5.850%, 01/16/18.............................       7,000   7,989,499
Ameriprise Financial, Inc.
    5.650%, 11/15/15.............................       1,220   1,306,677
Anadarko Petroleum Corp.
    5.950%, 09/15/16.............................       4,000   4,458,404
Anheuser-Busch InBev Worldwide, Inc.
    1.375%, 07/15/17.............................       8,000   8,062,920
Apple, Inc.
    1.000%, 05/03/18.............................      25,000  24,408,575
Assurant, Inc.
    2.500%, 03/15/18.............................       5,000   5,004,700
AT&T, Inc.
    1.400%, 12/01/17.............................       9,000   8,964,576
Autodesk, Inc.
    1.950%, 12/15/17.............................       4,000   4,030,156
Bank of America Corp.
    4.500%, 04/01/15.............................       4,000   4,140,120
    6.000%, 09/01/17.............................       4,000   4,538,808
BB&T Corp.
    1.450%, 01/12/18.............................       9,000   8,905,896
Berkshire Hathaway Finance Corp.
    1.600%, 05/15/17.............................      10,000  10,135,450
Berkshire Hathaway, Inc.
    1.550%, 02/09/18.............................      10,000   9,994,860
BlackRock, Inc.
    6.250%, 09/15/17.............................       5,000   5,787,380
Buckeye Partners L.P.
    6.050%, 01/15/18.............................       1,880   2,094,066
Capital One Financial Corp.
    6.750%, 09/15/17.............................       4,000   4,663,724
Cardinal Health, Inc.
    1.700%, 03/15/18.............................       9,000   8,938,566
Caterpillar Financial Services Corp.
    2.450%, 09/06/18.............................       2,880   2,947,542
Cigna Corp.
    5.375%, 03/15/17.............................       1,190   1,323,128
Citigroup, Inc.
    4.450%, 01/10/17.............................       4,000   4,320,512
    6.000%, 08/15/17.............................       4,000   4,531,800
Coca-Cola Enterprises, Inc.
    2.125%, 09/15/15.............................       3,389   3,446,674

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
UNITED STATES -- (Continued)
Comcast Corp.
    4.950%, 06/15/16............................. $     4,000 $ 4,346,400
    6.500%, 01/15/17.............................       3,500   3,999,992
Comerica, Inc.
    3.000%, 09/16/15.............................       1,000   1,031,516
Computer Sciences Corp.
    2.500%, 09/15/15.............................       4,000   4,078,464
DIRECTV Holdings LLC / DIRECTV Financing Co.,
 Inc.
    2.400%, 03/15/17.............................       4,000   4,104,552
Dollar General Corp.
    1.875%, 04/15/18.............................       5,000   4,960,620
Eastman Chemical Co.
    2.400%, 06/01/17.............................       4,000   4,089,060
EI du Pont de Nemours & Co.
    6.000%, 07/15/18.............................       2,475   2,893,738
EMC Corp.
    1.875%, 06/01/18.............................       8,780   8,818,123
Enbridge Energy Partners L.P.
    5.875%, 12/15/16.............................       2,000   2,226,234
Energy Transfer Partners L.P.
    5.950%, 02/01/15.............................       2,604   2,702,278
EOG Resources, Inc.
    2.500%, 02/01/16.............................       4,000   4,117,568
Exelon Generation Co. LLC
    6.200%, 10/01/17.............................       4,000   4,564,024
Fifth Third Bancorp
    3.625%, 01/25/16.............................       2,100   2,199,242
FMC Technologies, Inc.
    2.000%, 10/01/17.............................       5,000   5,035,575
Ford Motor Credit Co. LLC
    5.000%, 05/15/18.............................       5,000   5,550,250
Freeport-McMoRan Copper & Gold, Inc.
    2.150%, 03/01/17.............................       4,000   4,060,040
General Electric Capital Corp.
    3.750%, 11/14/14.............................      10,000  10,184,700
    1.625%, 04/02/18.............................      15,000  14,977,935
Goldman Sachs Group, Inc. (The)
    6.250%, 09/01/17.............................       4,000   4,570,912
    5.950%, 01/18/18.............................       2,000   2,272,562
Hartford Financial Services Group, Inc. (The)
    4.000%, 10/15/17.............................       5,142   5,551,504
Hewlett-Packard Co.
    2.600%, 09/15/17.............................       4,000   4,133,864
HSBC Finance Corp.
    5.250%, 04/15/15.............................       2,187   2,285,365
Intuit, Inc.
    5.750%, 03/15/17.............................       2,000   2,239,918
Jefferies Group LLC
    5.125%, 04/13/18.............................       1,875   2,046,437
JPMorgan Chase & Co.
    3.700%, 01/20/15.............................       4,000   4,092,032
    3.150%, 07/05/16.............................       4,000   4,182,580

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
UNITED STATES -- (Continued)
KeyBank NA
    1.650%, 02/01/18............................. $     1,820 $1,813,168
Kinder Morgan Energy Partners L.P.
    6.000%, 02/01/17.............................       4,000  4,471,564
Kohl's Corp.
    6.250%, 12/15/17.............................       4,000  4,625,084
Kroger Co. (The)
    2.200%, 01/15/17.............................       2,795  2,858,863
Laboratory Corp. of America Holdings
    2.200%, 08/23/17.............................       4,500  4,571,347
Lorillard Tobacco Co.
    2.300%, 08/21/17.............................       4,000  4,082,536
MasterCard, Inc.
    2.000%, 04/01/19.............................       5,000  4,994,405
McKesson Corp.
    1.400%, 03/15/18.............................       8,907  8,743,886
Morgan Stanley
    6.250%, 08/28/17.............................       4,000  4,576,468
Murphy Oil Corp.
    2.500%, 12/01/17.............................       5,860  5,996,450
Mylan, Inc.
    2.550%, 03/28/19.............................       2,400  2,407,241
Nisource Finance Corp.
    6.400%, 03/15/18.............................       3,000  3,456,180
Nucor Corp.
    5.750%, 12/01/17.............................       7,160  8,088,115
NYSE Euronext
    2.000%, 10/05/17.............................       5,000  5,084,020
Oracle Corp.
    1.200%, 10/15/17.............................       1,500  1,493,778
PepsiCo, Inc.
    7.900%, 11/01/18.............................         893  1,118,824
Philip Morris International, Inc.
    5.650%, 05/16/18.............................       3,000  3,444,072
Pioneer Natural Resources Co.
    6.650%, 03/15/17.............................       4,000  4,539,304
PPL Energy Supply LLC
    6.500%, 05/01/18.............................       4,000  4,491,592
Praxair, Inc.
    1.250%, 11/07/18.............................       4,000  3,880,816
Principal Financial Group, Inc.
    1.850%, 11/15/17.............................       6,707  6,735,900
Prudential Financial, Inc.
    6.100%, 06/15/17.............................       1,000  1,139,834
    6.000%, 12/01/17.............................       5,000  5,760,160
Quest Diagnostics, Inc.
    3.200%, 04/01/16.............................       4,000  4,160,696
Qwest Corp.
    6.500%, 06/01/17.............................       4,000  4,523,012
Reinsurance Group of America, Inc.
    5.625%, 03/15/17.............................       1,000  1,096,380
Republic Services, Inc.
    3.800%, 05/15/18.............................       2,427  2,586,129

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
UNITED STATES -- (Continued)
Safeway, Inc.
    3.400%, 12/01/16............................. $     4,000 $ 4,203,024
Scripps Networks Interactive, Inc.
    2.700%, 12/15/16.............................       4,059   4,224,157
Southern Power Co.
    4.875%, 07/15/15.............................       5,672   5,943,763
Starwood Hotels & Resorts Worldwide, Inc.
    6.750%, 05/15/18.............................       1,000   1,175,978
SunTrust Banks, Inc.
    3.500%, 01/20/17.............................       4,000   4,233,000
Symantec Corp.
    2.750%, 06/15/17.............................       4,000   4,101,528
TD Ameritrade Holding Corp.
    4.150%, 12/01/14.............................       4,000   4,084,336
Tech Data Corp.
    3.750%, 09/21/17.............................       4,500   4,689,409
Textron, Inc.
    6.200%, 03/15/15.............................       4,000   4,189,772
Toyota Motor Credit Corp.
    1.750%, 05/22/17.............................      10,000  10,166,020
Union Bank NA
    2.625%, 09/26/18.............................       5,245   5,350,472
Verizon Communications, Inc.
    1.100%, 11/01/17.............................       3,000   2,965,056
Wachovia Corp.
    5.750%, 06/15/17.............................       4,000   4,544,420
    5.750%, 02/01/18.............................       3,000   3,443,739
Weatherford International, LLC
    6.350%, 06/15/17.............................       4,000   4,558,144

                                                          Face
                                                         Amount^    Value+
                                                         -------    ------
                                                          (000)
UNITED STATES -- (Continued)
WellPoint, Inc.
     5.875%, 06/15/17.............................. $      3,990 $  4,488,291
     1.875%, 01/15/18..............................        4,000    3,977,444
Western Union Co. (The)
     5.930%, 10/01/16..............................        6,000    6,623,442
Wyndham Worldwide Corp.
     2.500%, 03/01/18..............................        7,405    7,469,942
Xerox Corp.
     2.750%, 03/15/19..............................        6,000    6,089,112
Zimmer Holdings, Inc.
     1.400%, 11/30/14..............................        5,000    5,022,290
                                                                 ------------
TOTAL UNITED STATES................................               524,553,381
                                                                 ------------
TOTAL BONDS........................................               916,175,653
                                                                 ------------
AGENCY OBLIGATIONS -- (6.4%)
Federal Home Loan Bank
     4.875%, 05/17/17..............................       27,000   30,198,069
     5.000%, 11/17/17..............................       15,000   17,002,125
Federal National Mortgage Association
     1.875%, 02/19/19..............................       15,000   15,114,360
                                                                 ------------
TOTAL AGENCY OBLIGATIONS...........................                62,314,554
                                                                 ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $972,695,541)..............................               $978,490,207
                                                                 ============

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                        Investments in Securities (Market Value)
                                        -----------------------------------------
                                        Level 1   Level 2    Level 3    Total
                                        ------- ------------ ------- ------------
Bonds..................................
Australia..............................   --    $ 50,028,323   --    $ 50,028,323
Canada.................................   --      84,481,159   --      84,481,159
Finland................................   --      13,848,390   --      13,848,390
France.................................   --      39,976,566   --      39,976,566
Germany................................   --      32,735,269   --      32,735,269
Japan..................................   --      12,642,651   --      12,642,651
Netherlands............................   --      14,422,539   --      14,422,539
New Zealand............................   --      28,248,677   --      28,248,677
Norway.................................   --      18,945,584   --      18,945,584
Singapore..............................   --       5,498,169   --       5,498,169
Supranational Organization Obligations.   --      23,666,436   --      23,666,436
Sweden.................................   --       9,148,218   --       9,148,218
Switzerland............................   --      17,744,490   --      17,744,490
United Kingdom.........................   --      40,235,801   --      40,235,801
United States..........................   --     524,553,381   --     524,553,381
Agency Obligations.....................   --      62,314,554   --      62,314,554
Forward Currency Contracts**...........   --       1,938,143   --       1,938,143
                                          --    ------------   --    ------------
TOTAL..................................   --    $980,428,350   --    $980,428,350
                                          ==    ============   ==    ============

  **Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment. (Note G)

                See accompanying Notes to Financial Statements.

                      DFA SHORT-TERM GOVERNMENT PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                    Face
                                                   Amount      Value+
                                                  -------- --------------
                                                   (000)
AGENCY OBLIGATIONS -- (78.2%)
Federal Farm Credit Bank
    0.500%, 06/23/15............................. $ 17,100 $   17,174,710
    4.875%, 12/16/15.............................   16,714     17,953,059
    4.875%, 01/17/17.............................   12,000     13,299,612
Federal Home Loan Bank
    2.750%, 03/13/15.............................   54,700     55,940,049
    2.875%, 06/12/15.............................   71,020     73,164,591
    1.750%, 09/11/15.............................   74,615     76,155,203
    0.500%, 11/20/15.............................    5,000      5,020,785
    1.375%, 12/11/15.............................   30,185     30,691,625
    1.625%, 12/11/15.............................   21,500     21,968,850
    5.000%, 12/21/15.............................   39,385     42,422,529
    1.000%, 03/11/16.............................   15,000     15,170,865
    3.125%, 03/11/16.............................   78,645     82,694,195
    5.375%, 05/18/16.............................   81,500     89,703,464
    2.125%, 06/10/16.............................   87,700     90,742,401
    5.125%, 10/19/16.............................    9,845     10,920,990
    4.750%, 12/16/16.............................   82,500     91,029,757
    4.875%, 05/17/17.............................    8,000      8,947,576
    1.000%, 06/09/17.............................    9,010      9,025,830
    1.000%, 06/21/17.............................  134,210    134,393,465
    0.750%, 09/08/17.............................   78,000     76,992,552
    2.250%, 09/08/17.............................   25,000     25,930,675
    5.000%, 11/17/17.............................  138,740    157,258,321
    0.750%, 12/08/17.............................   50,530     49,847,239
    1.375%, 03/09/18.............................  156,885    156,806,244
    1.250%, 06/08/18.............................   19,300     19,122,556
    2.000%, 09/14/18.............................   30,000     30,498,090
Tennessee Valley Authority
    4.375%, 06/15/15.............................   20,580     21,510,854
    5.500%, 07/18/17.............................    3,362      3,828,212
    6.250%, 12/15/17.............................    3,300      3,862,439
    4.500%, 04/01/18.............................    8,200      9,154,841
    1.750%, 10/15/18.............................   31,635     31,764,640
                                                           --------------
TOTAL AGENCY OBLIGATIONS.........................           1,472,996,219
                                                           --------------

U.S. TREASURY OBLIGATIONS -- (21.2%)
U.S. Treasury Bonds
    9.875%, 11/15/15.............................   15,500     17,793,519
U.S. Treasury Notes
    0.250%, 08/15/15.............................   42,780     42,825,133
    0.250%, 09/15/15.............................   43,000     43,035,260
    4.500%, 11/15/15.............................   73,500     78,297,565
    2.125%, 12/31/15.............................    8,000      8,244,688
    0.375%, 01/15/16.............................   15,400     15,419,851
    2.000%, 01/31/16.............................   47,340     48,737,998
    4.500%, 02/15/16.............................    5,000      5,374,025
    2.000%, 04/30/16.............................   32,300     33,314,414
    4.250%, 11/15/17.............................   85,000     94,190,625
    1.375%, 09/30/18.............................   11,700     11,635,100
                                                           --------------
TOTAL U.S. TREASURY OBLIGATIONS..................             398,868,178
                                                           --------------

DFA SHORT-TERM GOVERNMENT PORTFOLIO
CONTINUED

                                                                                  Shares                     Value+
                                                                                ----------               --------------
TEMPORARY CASH INVESTMENTS -- (0.6%)
State Street Institutional U.S. Government Money
 Market Fund                                                                    10,536,028               $   10,536,028
                                                                                                         --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $1,879,914,284)........................................................                           $1,882,400,425
                                                                                                         ==============

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                 Investments in Securities (Market Value)
                             -------------------------------------------------
                               Level 1      Level 2     Level 3     Total
                             ----------- -------------- ------- --------------
 Agency Obligations.........          -- $1,472,996,219   --    $1,472,996,219
 U.S. Treasury Obligations..          --    398,868,178   --       398,868,178
 Temporary Cash Investments. $10,536,028             --   --        10,536,028
                             ----------- --------------   --    --------------
 TOTAL...................... $10,536,028 $1,871,864,397   --    $1,882,400,425
                             =========== ==============   ==    ==============


                See accompanying Notes to Financial Statements.

                  DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                          Face
                                                         Amount^    Value+
                                                         -------    ------
                                                          (000)
BONDS -- (92.2%)
AUSTRALIA -- (6.3%)
Australia & New Zealand Banking Group, Ltd.
     1.875%, 10/06/17.............................. $     11,500 $ 11,664,922
     1.450%, 05/15/18..............................       25,900   25,422,974
Commonwealth Bank of Australia
     1.900%, 09/18/17..............................       82,130   83,269,964
     2.500%, 09/20/18..............................      101,000  103,112,112
     2.250%, 03/13/19..............................       13,212   13,245,796
National Australia Bank, Ltd.
#    2.750%, 03/09/17..............................       35,000   36,508,780
#    2.300%, 07/25/18..............................       47,000   47,655,509
Westpac Banking Corp.
#    2.000%, 08/14/17..............................       28,500   29,042,042
#    1.600%, 01/12/18..............................       50,650   50,570,378
#    2.250%, 07/30/18..............................       63,900   64,690,826
#    2.250%, 01/17/19..............................      105,259  105,707,298
                                                                 ------------
TOTAL AUSTRALIA....................................               570,890,601
                                                                 ------------

AUSTRIA -- (1.3%)
Oesterreichische Kontrollbank AG
     1.125%, 05/29/18..............................      103,000  101,432,340
     1.625%, 03/12/19..............................       21,000   20,855,037
                                                                 ------------
TOTAL AUSTRIA......................................               122,287,377
                                                                 ------------

CANADA -- (9.7%)
Canada Government International Bond
     1.625%, 02/27/19..............................      116,700  116,384,793
Ontario, Province of Canada
#    1.200%, 02/14/18..............................       91,225   90,291,859
#    3.000%, 07/16/18..............................       20,000   21,083,400
     2.000%, 09/27/18..............................       18,800   18,996,667
     2.000%, 01/30/19..............................      123,650  124,354,187
Royal Bank of Canada
#    1.500%, 01/16/18..............................       56,960   56,709,946
#    2.200%, 07/27/18..............................      145,150  147,122,589
#    2.150%, 03/15/19..............................       50,550   50,609,952
Toronto-Dominion Bank (The)
     1.400%, 04/30/18..............................       39,924   39,336,758
#    2.625%, 09/10/18..............................      157,484  162,065,367
Total Capital Canada, Ltd.
#    1.450%, 01/15/18..............................       53,370   53,230,651
                                                                 ------------
TOTAL CANADA.......................................               880,186,169
                                                                 ------------

DENMARK -- (1.7%)
Kommunekredit
     1.125%, 03/15/18..............................      155,274  153,025,011
                                                                 ------------

                                                       Face
                                                      Amount^    Value+
                                                      -------    ------
                                                       (000)
FINLAND -- (2.8%)
Finland Government International Bond
    1.625%, 10/01/18.............................   $  60,000 $ 60,086,400
Municipality Finance P.L.C.
    1.625%, 04/25/17.............................      36,000   36,591,264
    1.125%, 12/07/17............................. GBP  62,955  104,438,354
    1.125%, 04/17/18.............................      49,800   48,953,898
                                                              ------------
TOTAL FINLAND....................................              250,069,916
                                                              ------------

FRANCE -- (3.2%)
Caisse d'Amortissement de la Dette Sociale
    2.125%, 04/12/17.............................      37,300   38,397,142
Dexia Credit Local SA
    2.250%, 01/30/19.............................      44,000   44,129,492
Sanofi
#   1.250%, 04/10/18.............................      10,000    9,850,630
Total Capital International SA
    1.550%, 06/28/17.............................      58,800   59,481,728
#   2.125%, 01/10/19.............................      91,000   92,100,099
Total Capital SA
#   2.125%, 08/10/18.............................      46,700   47,447,013
                                                              ------------
TOTAL FRANCE.....................................              291,406,104
                                                              ------------

GERMANY -- (5.6%)
FMS Wertmanagement AoeR
    1.625%, 11/20/18.............................      43,000   42,945,734
KFW
    1.000%, 12/07/17............................. GBP  91,300  151,118,698
    4.875%, 02/01/18............................. GBP   5,538   10,454,276
    1.000%, 06/11/18.............................      49,000   48,074,978
    1.875%, 04/01/19.............................      37,750   37,928,444
Landeskreditbank Baden- Wuerttemberg Foerderbank
    1.625%, 04/25/17.............................      36,000   36,596,664
    0.875%, 12/15/17............................. GBP  19,000   31,215,360
Landwirtschaftliche Rentenbank
#   2.375%, 09/13/17.............................      15,000   15,594,900
    1.000%, 12/15/17............................. GBP  28,000   46,289,017
#   1.000%, 04/04/18.............................      33,000   32,487,081
    1.875%, 09/17/18.............................      15,000   15,159,630
NRW Bank
    0.875%, 12/15/17............................. GBP  27,000   44,329,039
                                                              ------------
TOTAL GERMANY....................................              512,193,821
                                                              ------------

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^    Value+
                                                      -------    ------
                                                       (000)
JAPAN -- (3.4%)
Development Bank of Japan, Inc.
    1.000%, 01/22/18.............................   $  40,100 $ 39,457,598
Japan Bank for International Cooperation
    1.750%, 07/31/18.............................     201,350  201,705,786
    1.750%, 11/13/18.............................       9,000    8,941,788
Japan Finance Organization for Municipalities
    1.500%, 09/12/17.............................      20,000   20,087,000
    1.375%, 02/05/18.............................      40,500   40,014,000
                                                              ------------
TOTAL JAPAN......................................              310,206,172
                                                              ------------

NETHERLANDS -- (7.7%)
Bank Nederlandse Gemeenten
    1.375%, 09/27/17.............................      81,900   82,150,614
    4.500%, 02/20/18............................. GBP  13,238   24,473,348
    1.375%, 03/19/18.............................      95,200   94,621,374
    1.875%, 12/07/18............................. GBP  33,000   55,227,976
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
    3.375%, 01/19/17.............................      43,000   45,619,732
    1.700%, 03/19/18.............................      20,900   20,818,971
    2.250%, 01/14/19.............................     162,155  162,844,483
Nederlandse Waterschapsbank NV
    1.875%, 03/13/19.............................      50,300   50,118,618
Shell International Finance BV
#   1.125%, 08/21/17.............................       5,140    5,128,635
    1.900%, 08/10/18.............................     105,144  105,685,071
    2.000%, 11/15/18.............................      53,970   54,381,090
                                                              ------------
TOTAL NETHERLANDS................................              701,069,912
                                                              ------------

NEW ZEALAND -- (1.8%)
New Zealand Government Bond
    6.000%, 12/15/17............................. NZD 174,400  160,384,255
                                                              ------------

NORWAY -- (5.5%)
Kommunalbanken A.S.
    1.000%, 09/26/17.............................     108,000  107,048,520
    1.000%, 03/15/18.............................      54,000   53,027,784
    1.125%, 05/23/18.............................      15,000   14,742,240
    2.125%, 03/15/19.............................      70,500   71,360,805
Statoil ASA
#   3.125%, 08/17/17.............................      12,070   12,722,359
#   1.200%, 01/17/18.............................      43,850   43,247,106
    1.150%, 05/15/18.............................     183,925  180,186,725
    1.950%, 11/08/18.............................      13,800   13,839,234
                                                              ------------
TOTAL NORWAY.....................................              496,174,773
                                                              ------------

                                                       Face
                                                      Amount^    Value+
                                                      -------    ------
                                                       (000)
SINGAPORE -- (2.2%)
Singapore Government Bond
    0.500%, 04/01/18............................. SGD 120,000 $ 94,254,319
    4.000%, 09/01/18............................. SGD 114,000  102,159,804
                                                              ------------
TOTAL SINGAPORE..................................              196,414,123
                                                              ------------

SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (6.9%)
African Development Bank
    1.625%, 10/02/18.............................      34,920   34,852,255
Asian Development Bank
    1.875%, 04/12/19.............................      79,000   79,442,400
Council Of Europe Development Bank
    1.500%, 06/19/17.............................      45,000   45,569,700
    1.000%, 03/07/18.............................      56,200   55,326,596
    1.125%, 05/31/18.............................      60,000   59,022,780
European Investment Bank
    4.750%, 10/15/18............................. GBP  28,722   54,142,806
#   1.625%, 12/18/18.............................      25,000   24,933,875
    1.500%, 02/01/19............................. GBP  52,800   87,025,767
#   1.875%, 03/15/19.............................      86,400   86,644,339
International Bank for Reconstruction & Development
    1.875%, 03/15/19.............................      91,000   91,691,600
Nordic Investment Bank
    0.750%, 01/17/18.............................       8,500    8,328,759
                                                              ------------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.....              626,980,877
                                                              ------------

SWEDEN -- (3.3%)
Kingdom of Sweden
    1.000%, 02/27/18.............................      25,000   24,627,400
Kommuninvest I Sverige AB
    1.000%, 10/24/17.............................      54,300   53,804,350
Svensk Exportkredit AB
    1.750%, 05/30/17.............................      81,455   83,064,551
    1.125%, 04/05/18.............................      40,000   39,327,080
    1.875%, 12/21/18............................. GBP  14,500   24,303,805
Svenska Handelsbanken AB
#   2.500%, 01/25/19.............................      76,411   77,556,630
                                                              ------------
TOTAL SWEDEN.....................................              302,683,816
                                                              ------------

UNITED KINGDOM -- (5.0%)
Barclays Bank P.L.C.
    1.500%, 04/04/17............................. GBP  34,000   57,600,177
Lloyds Bank P.L.C.
    1.500%, 05/02/17............................. GBP  40,500   68,575,734
Network Rail Infrastructure Finance P.L.C.
    1.000%, 12/07/17............................. GBP  23,000   38,115,544
    0.875%, 05/15/18.............................      10,000    9,772,360

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^    Value+
                                                      -------    ------
                                                       (000)
UNITED KINGDOM -- (Continued)
Transport for London
    1.250%, 11/21/17............................. GBP  10,000 $ 16,673,279
United Kingdom Gilt
    1.250%, 07/22/18............................. GBP 146,000  242,188,476
    4.500%, 03/07/19............................. GBP  10,000   18,996,348
                                                              ------------
TOTAL UNITED KINGDOM.............................              451,921,918
                                                              ------------

UNITED STATES -- (25.8%)
3M Co.
    1.000%, 06/26/17.............................      16,905   16,897,900
Apple, Inc.
    1.000%, 05/03/18.............................      95,700   93,436,025
    2.100%, 05/06/19.............................     160,000  160,491,360
Berkshire Hathaway Finance Corp.
    1.600%, 05/15/17.............................      13,700   13,885,566
    1.300%, 05/15/18.............................      48,700   48,124,902
    5.400%, 05/15/18.............................       5,000    5,710,120
    2.000%, 08/15/18.............................      51,375   51,999,463
Berkshire Hathaway, Inc.
    1.900%, 01/31/17.............................      21,300   21,843,065
    1.550%, 02/09/18.............................      45,446   45,422,641
Chevron Corp.
    1.104%, 12/05/17.............................     103,616  102,966,328
    1.718%, 06/24/18.............................     132,577  132,856,605
Coca-Cola Co. (The)
    1.650%, 11/01/18.............................      31,819   31,772,512
Colgate-Palmolive Co.
    0.900%, 05/01/18.............................      34,300   33,150,538
Exxon Mobil Corp.
    1.819%, 03/15/19.............................     165,700  165,661,226
General Electric Capital Corp.
    5.625%, 09/15/17.............................      55,500   62,968,746
    1.600%, 11/20/17.............................      15,500   15,583,421
#   1.625%, 04/02/18.............................      21,147   21,115,893
    5.625%, 05/01/18.............................      17,500   20,055,175
    2.300%, 01/14/19.............................     105,200  106,539,512
General Electric Co.
    5.250%, 12/06/17.............................      23,418   26,487,023
International Business Machines Corp.
#   5.700%, 09/14/17.............................      20,540   23,497,472
    1.250%, 02/08/18.............................      93,800   92,864,439
#   1.950%, 02/12/19.............................     138,048  137,273,275
Johnson & Johnson
    5.150%, 07/15/18.............................      10,515   12,021,452
#   1.650%, 12/05/18.............................     179,200  178,539,290
Microsoft Corp.
#   1.000%, 05/01/18.............................      12,000   11,780,472
#   1.625%, 12/06/18.............................     152,400  151,337,315
Pfizer, Inc.
#   1.500%, 06/15/18.............................     133,504  131,902,486

                                                          Face
                                                         Amount^       Value+
                                                         -------       ------
                                                          (000)
UNITED STATES -- (Continued)
Procter & Gamble Co. (The)
#     1.600%, 11/15/18............................. $        5,800 $    5,766,308
Toyota Motor Credit Corp.
#     1.250%, 10/05/17.............................         29,567     29,553,606
#     1.375%, 01/10/18.............................         47,200     46,531,695
      2.000%, 10/24/18.............................        144,239    145,138,474
#     2.100%, 01/17/19.............................         26,000     26,157,794
Wal-Mart Stores, Inc.
#     5.800%, 02/15/18.............................          7,000      8,075,102
      1.125%, 04/11/18.............................        141,967    139,491,805
#     1.950%, 12/15/18.............................         22,475     22,589,510
                                                                   --------------
TOTAL UNITED STATES................................                 2,339,488,516
                                                                   --------------
TOTAL BONDS........................................                 8,365,383,361
                                                                   --------------

AGENCY OBLIGATIONS -- (3.1%)
Federal Home Loan Bank
      1.750%, 12/14/18.............................         81,000     81,115,101
Federal Home Loan Mortgage Corporation
#     4.875%, 06/13/18.............................         16,000     18,218,368
Federal National Mortgage Association
      0.875%, 05/21/18.............................         24,200     23,636,648
#     1.875%, 09/18/18.............................         89,000     89,954,169
#     1.625%, 11/27/18.............................         41,000     40,952,686
#     1.875%, 02/19/19.............................         30,000     30,228,720
                                                                   --------------
TOTAL AGENCY OBLIGATIONS...........................                   284,105,692
                                                                   --------------

                                                         Shares/
                                                          Face
                                                         Amount
                                                         -------
                                                          (000)
SECURITIES LENDING COLLATERAL -- (4.7%)
(S)@  DFA Short Term Investment Fund...............     36,486,577    422,149,695
                                                                   --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $9,011,560,650)............................                 $9,071,638,748
                                                                   ==============

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                             Investments in Securities (Market Value)
                                          ----------------------------------------------
                                          Level 1     Level 2     Level 3      Total
                                          ------- --------------  ------- --------------
Bonds
  Australia..............................   --    $  570,890,601    --    $  570,890,601
  Austria................................   --       122,287,377    --       122,287,377
  Canada.................................   --       880,186,169    --       880,186,169
  Denmark................................   --       153,025,011    --       153,025,011
  Finland................................   --       250,069,916    --       250,069,916
  France.................................   --       291,406,104    --       291,406,104
  Germany................................   --       512,193,821    --       512,193,821
  Japan..................................   --       310,206,172    --       310,206,172
  Netherlands............................   --       701,069,912    --       701,069,912
  New Zealand............................   --       160,384,255    --       160,384,255
  Norway.................................   --       496,174,773    --       496,174,773
  Singapore..............................   --       196,414,123    --       196,414,123
  Supranational Organization Obligations.   --       626,980,877    --       626,980,877
  Sweden.................................   --       302,683,816    --       302,683,816
  United Kingdom.........................   --       451,921,918    --       451,921,918
  United States..........................   --     2,339,488,516    --     2,339,488,516
Agency Obligations.......................   --       284,105,692    --       284,105,692
Securities Lending Collateral............   --       422,149,695    --       422,149,695
Forward Currency Contracts**.............   --       (16,961,986)   --       (16,961,986)
                                            --    --------------    --    --------------
TOTAL....................................   --    $9,054,676,762    --    $9,054,676,762
                                            ==    ==============    ==    ==============

  **Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment. (Note G)

                See accompanying Notes to Financial Statements.

              DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
BONDS -- (98.0%)
AUSTRIA -- (3.7%)
Austria Government Bond
    3.400%, 11/22/22............................. EUR   5,945 $ 9,461,240
    1.750%, 10/20/23............................. EUR     600     834,464
                                                              -----------
TOTAL AUSTRIA....................................              10,295,704
                                                              -----------

BELGIUM -- (3.9%)
Belgium Government Bond
    2.250%, 06/22/23............................. EUR   7,550  10,802,863
                                                              -----------

CANADA -- (9.4%)
Alberta, Province of Canada
    2.550%, 12/15/22............................. CAD   8,350   7,439,770
British Columbia, Province of Canada
    2.700%, 12/18/22............................. CAD   6,100   5,497,597
Manitoba, Province of Canada
    2.550%, 06/02/23............................. CAD   2,950   2,588,157
Ontario, Province of Canada
    3.150%, 06/02/22............................. CAD  11,600  10,748,137
                                                              -----------
TOTAL CANADA.....................................              26,273,661
                                                              -----------

DENMARK -- (3.7%)
Denmark Government Bond
    3.000%, 11/15/21............................. DKK   8,700   1,829,328
    1.500%, 11/15/23............................. DKK  26,800   4,959,833
    7.000%, 11/10/24............................. DKK  12,900   3,682,183
                                                              -----------
TOTAL DENMARK....................................              10,471,344
                                                              -----------

FINLAND -- (3.7%)
Finland Government Bond
    1.500%, 04/15/23............................. EUR   7,500  10,320,131
                                                              -----------

FRANCE -- (20.2%)
Caisse d'Amortissement de la Dette Sociale
    2.500%, 10/25/22............................. EUR   1,400   2,060,291
France Government Bond OAT
    3.000%, 04/25/22............................. EUR   8,210  12,657,667
    1.750%, 05/25/23............................. EUR   8,100  11,221,168
    2.250%, 05/25/24............................. EUR   4,300   6,116,066
    6.000%, 10/25/25............................. EUR   3,650   7,063,853
    3.500%, 04/25/26............................. EUR   7,700  12,116,407
Reseau Ferre de France
    5.500%, 12/01/21............................. GBP   2,700   5,364,652
                                                              -----------
TOTAL FRANCE.....................................              56,600,104
                                                              -----------

GERMANY -- (0.4%)
KFW
    5.550%, 06/07/21............................. GBP     600   1,210,471
                                                              -----------

                                                          Face
                                                         Amount^    Value+
                                                         -------    ------
                                                          (000)
JAPAN -- (10.2%)
Japan Government Ten Year Bond
     1.400%, 03/20/20.............................. JPY 1,318,000 $13,751,174
     1.200%, 06/20/21.............................. JPY 1,197,000  12,387,659
Japan Government Twenty Year Bond
     0.800%, 06/20/23.............................. JPY   245,000   2,446,578
                                                                  -----------
TOTAL JAPAN........................................                28,585,411
                                                                  -----------

LUXEMBOURG -- (2.0%)
Grand Duchy of Luxembourg
     2.125%, 07/10/23.............................. EUR     3,800   5,463,815
                                                                  -----------

NETHERLANDS -- (8.2%)
Bank Nederlandse Gemeenten
     5.375%, 06/07/21.............................. GBP       600   1,181,881
     2.250%, 08/30/22.............................. EUR     2,300   3,324,640
     2.250%, 07/17/23.............................. EUR     2,600   3,729,952
Nederlandse Waterschapsbank NV
     3.000%, 11/16/23.............................. EUR     2,700   4,104,305
Netherlands Government Bond
     2.250%, 07/15/22.............................. EUR     6,420   9,444,396
     2.000%, 07/15/24.............................. EUR       800   1,128,639
                                                                  -----------
TOTAL NETHERLANDS..................................                22,913,813
                                                                  -----------

NEW ZEALAND -- (3.0%)
New Zealand Government Bond
     3.000%, 04/15/20.............................. NZD     5,100   4,108,756
     6.000%, 05/15/21.............................. NZD     4,500   4,277,388
                                                                  -----------
TOTAL NEW ZEALAND..................................                 8,386,144
                                                                  -----------

NORWAY -- (1.3%)
Norway Government Bond
     3.750%, 05/25/21.............................. NOK    20,400   3,715,729
                                                                  -----------

SINGAPORE -- (3.8%)
Singapore Government Bond
     3.250%, 09/01/20.............................. SGD     3,100   2,671,286
     3.125%, 09/01/22.............................. SGD     1,770   1,500,207
     2.750%, 07/01/23.............................. SGD     7,900   6,481,472
                                                                  -----------
TOTAL SINGAPORE                                                    10,652,965
                                                                  -----------

SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (8.3%)
European Financial Stability Facility
     2.250%, 09/05/22.............................. EUR       900   1,307,549

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^    Value+
                                                      -------    ------
                                                       (000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (Continued)
European Investment Bank
    5.375%, 06/07/21............................. GBP     880 $  1,750,054
    2.250%, 10/14/22............................. EUR   2,300    3,344,756
    2.500%, 10/31/22............................. GBP   1,380    2,265,404
    2.750%, 09/15/25............................. EUR     500      741,844
    1.900%, 01/26/26............................. JPY 256,000    2,778,319
European Union
    2.750%, 04/04/22............................. EUR   4,100    6,226,969
    3.000%, 09/04/26............................. EUR   2,325    3,545,959
International Bank for Reconstruction &
 Development
    5.000%, 03/07/22............................. AUD   1,400    1,357,734
                                                              ------------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.....               23,318,588
                                                              ------------

SWEDEN -- (1.1%)
Sweden Government Bond
    5.000%, 12/01/20............................. SEK  16,500    3,076,919
                                                              ------------

UNITED KINGDOM -- (15.1%)
Network Rail Infrastructure Finance P.L.C.
    4.625%, 07/21/20............................. GBP     500      956,672
    4.750%, 01/22/24............................. GBP     200      389,140
United Kingdom Gilt
    3.750%, 09/07/21............................. GBP   1,130    2,091,621
    4.000%, 03/07/22............................. GBP   7,060   13,294,962
    1.750%, 09/07/22............................. GBP  10,070   16,010,953
    2.250%, 09/07/23............................. GBP   5,850    9,536,176
                                                              ------------
TOTAL UNITED KINGDOM.............................               42,279,524
                                                              ------------
TOTAL BONDS......................................              274,367,186
                                                              ------------

                                                       Face
                                                      Amount^    Value+
                                                      -------    ------
                                                       (000)
AGENCY OBLIGATIONS -- (1.5%)
Federal Home Loan Bank
    5.750%, 06/12/26.............................   $     100 $    123,328
Tennessee Valley Authority
    5.350%, 06/07/21............................. GBP     400      778,144
    1.875%, 08/15/22.............................         600      557,834
    6.750%, 11/01/25.............................       2,000    2,643,334
                                                              ------------
TOTAL AGENCY OBLIGATIONS.........................                4,102,640
                                                              ------------

U.S. TREASURY OBLIGATIONS -- (0.5%)
U.S. Treasury Bonds
    6.000%, 02/15/26.............................       1,000    1,323,125
                                                              ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $276,446,892)............................              $279,792,951
                                                              ============

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                           Investments in Securities (Market Value)
                                          ------------------------------------------
                                          Level 1    Level 2    Level 3     Total
                                          ------- ------------  ------- ------------
Bonds
  Austria................................   --    $ 10,295,704    --    $ 10,295,704
  Belgium................................   --      10,802,863    --      10,802,863
  Canada.................................   --      26,273,661    --      26,273,661
  Denmark................................   --      10,471,344    --      10,471,344
  Finland................................   --      10,320,131    --      10,320,131
  France.................................   --      56,600,104    --      56,600,104
  Germany................................   --       1,210,471    --       1,210,471
  Japan..................................   --      28,585,411    --      28,585,411
  Luxembourg.............................   --       5,463,815    --       5,463,815
  Netherlands............................   --      22,913,813    --      22,913,813
  New Zealand............................   --       8,386,144    --       8,386,144
  Norway.................................   --       3,715,729    --       3,715,729
  Singapore..............................   --      10,652,965    --      10,652,965
  Supranational Organization Obligations.   --      23,318,588    --      23,318,588
  Sweden.................................   --       3,076,919    --       3,076,919
  United Kingdom.........................   --      42,279,524    --      42,279,524
Agency Obligations.......................   --       4,102,640    --       4,102,640
U.S. Treasury Obligations................   --       1,323,125    --       1,323,125
Forward Currency Contracts**.............   --      (1,478,419)   --      (1,478,419)
                                            --    ------------    --    ------------
TOTAL....................................   --    $278,314,532    --    $278,314,532
                                            ==    ============    ==    ============

  **Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment. (Note G)

                See accompanying Notes to Financial Statements.

              DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                    Face
                                                   Amount     Value+
                                                   ------     ------
                                                   (000)
AGENCY OBLIGATIONS -- (60.9%)
Federal Farm Credit Bank
    5.250%, 06/05/14............................. $ 14,400 $ 14,470,344
    4.375%, 06/30/14.............................    3,915    3,942,495
    8.160%, 09/30/14.............................    3,615    3,735,427
    4.700%, 12/10/14.............................    4,000    4,107,832
    4.550%, 02/03/15.............................    4,500    4,651,061
    4.375%, 02/17/15.............................   14,300   14,785,356
    4.875%, 12/16/15.............................   10,000   10,741,330
    6.030%, 03/21/16.............................    4,700    5,196,569
    5.125%, 08/25/16.............................    8,000    8,851,456
    4.875%, 01/17/17.............................    9,435   10,456,820
    2.875%, 02/10/17.............................   32,000   33,659,648
    5.050%, 03/08/17.............................   10,000   11,129,440
    5.625%, 08/18/17.............................    4,000    4,584,436
    5.100%, 09/03/19.............................    9,000   10,498,410
    5.320%, 09/03/19.............................   21,300   24,788,834
    5.150%, 11/15/19.............................   11,200   13,060,746
    4.670%, 05/07/20.............................    5,600    6,425,546
    5.350%, 08/07/20.............................    6,700    7,968,772
    3.650%, 12/21/20.............................   44,000   48,183,960
    5.250%, 03/02/21.............................    6,100    7,126,301
    5.220%, 02/22/22.............................    5,000    5,913,475
    5.210%, 12/19/22.............................   21,200   24,891,577
    5.250%, 03/06/23.............................    6,000    7,107,504
    5.220%, 05/15/23.............................   48,100   56,568,486
Federal Home Loan Bank
    6.395%, 06/03/14.............................    5,200    5,229,188
    6.700%, 06/25/14.............................   12,500   12,623,975
    1.375%, 12/11/15.............................   10,000   10,167,840
    4.875%, 03/11/16.............................   13,600   14,718,110
    5.375%, 05/18/16.............................   44,000   48,428,864
    2.125%, 06/10/16.............................   11,500   11,898,947
    5.375%, 09/09/16.............................    6,000    6,701,772
    5.125%, 10/19/16.............................   14,700   16,306,607
    4.750%, 12/16/16.............................   48,000   52,962,768
    3.625%, 03/10/17.............................   20,000   21,560,540
    4.875%, 05/17/17.............................   87,500   97,864,112
    5.000%, 11/17/17.............................  117,600  133,296,660
    3.125%, 12/08/17.............................   30,000   31,994,010
    1.250%, 06/08/18.............................   17,200   17,041,863
    4.750%, 06/08/18.............................    5,835    6,586,857
    2.000%, 09/14/18.............................   41,800   42,494,005
    1.750%, 12/14/18.............................   45,000   45,063,945
    1.500%, 03/08/19.............................   36,000   35,533,728
    1.875%, 03/08/19.............................   53,000   53,167,904
    5.375%, 05/15/19.............................   49,575   58,070,618
    1.625%, 06/14/19.............................   50,830   50,365,465
    5.125%, 08/15/19.............................    5,295    6,162,406
    4.500%, 09/13/19.............................   32,000   36,056,576
    4.125%, 12/13/19.............................   20,000   22,296,480
    1.875%, 03/13/20.............................  103,000  101,688,089
    4.125%, 03/13/20.............................  100,825  112,301,910
    3.000%, 03/18/20.............................   18,080   18,882,535

                                                   Face
                                                  Amount      Value+
                                                  ------      ------
                                                  (000)
    3.375%, 06/12/20............................. $28,500 $   30,566,763
    4.625%, 09/11/20.............................  25,650     29,303,637
    5.250%, 12/11/20.............................   1,550      1,834,960
    1.750%, 03/12/21.............................  17,000     16,458,635
    5.000%, 03/12/21.............................   5,200      6,057,142
    5.625%, 06/11/21.............................  33,180     40,308,424
    2.625%, 12/10/21.............................  37,345     37,933,296
    5.000%, 12/10/21.............................  45,500     52,803,478
    2.250%, 03/11/22.............................  10,000      9,708,850
    2.500%, 03/11/22.............................  11,000     10,928,302
    5.250%, 06/10/22.............................   7,225      8,588,856
    5.750%, 06/10/22.............................  19,500     24,129,183
    2.000%, 09/09/22.............................  16,225     15,109,904
    5.375%, 09/30/22.............................  26,600     31,901,513
    4.750%, 03/10/23.............................  49,200     56,795,299
    3.250%, 06/09/23.............................   5,000      5,169,750
    5.375%, 08/15/24.............................   9,000     10,850,967
    4.375%, 03/13/26.............................  20,100     22,049,579
    5.750%, 06/12/26.............................   6,000      7,399,656
Tennessee Valley Authority
    5.500%, 07/18/17.............................  13,500     15,372,059
    6.250%, 12/15/17.............................  46,000     53,840,056
    4.500%, 04/01/18.............................  44,700     49,905,047
    3.875%, 02/15/21.............................  92,806    100,968,381
    1.875%, 08/15/22.............................  60,010     55,792,737
    6.750%, 11/01/25.............................  32,200     42,557,677
                                                          --------------
TOTAL AGENCY OBLIGATIONS.........................          2,148,645,750
                                                          --------------

U.S. TREASURY OBLIGATIONS -- (38.7%)
U.S. Treasury Bonds
    9.250%, 02/15/16.............................  16,500     19,125,827
    7.250%, 05/15/16.............................  34,000     38,685,608
    7.500%, 11/15/16.............................  36,800     43,133,611
    9.000%, 11/15/18.............................  86,500    115,119,304
    8.875%, 02/15/19.............................  16,000     21,420,000
    8.125%, 08/15/19.............................  84,000    111,162,156
    8.750%, 08/15/20.............................  66,200     92,612,741
    8.125%, 05/15/21.............................  96,100    133,586,496
    7.250%, 08/15/22.............................  41,000     56,080,292
    6.250%, 08/15/23.............................  36,000     47,151,576
    7.500%, 11/15/24.............................  73,300    106,078,880
    6.875%, 08/15/25.............................   8,000     11,227,504
    6.000%, 02/15/26.............................  37,000     48,955,625
    6.750%, 08/15/26.............................  47,500     66,930,445
    6.625%, 02/15/27.............................  19,000     26,656,411
    5.250%, 11/15/28.............................  21,000     26,499,375
U.S. Treasury Notes
    2.625%, 02/29/16.............................  10,000     10,417,190
    3.250%, 05/31/16.............................  10,000     10,581,250
    4.875%, 08/15/16.............................  18,200     19,997,250
    3.000%, 09/30/16.............................  26,500     28,025,817
    3.125%, 04/30/17.............................  30,000     31,996,860
    2.375%, 05/31/18.............................  25,800     26,848,125

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO
CONTINUED

                                                     Face
                                                    Amount           Value+
                                                    ------           ------
                                                    (000)
    2.250%, 07/31/18............................. $   128,800    $   133,157,046
    1.375%, 09/30/18.............................      92,600         92,086,348
    3.625%, 02/15/20.............................      45,000         49,267,980
                                                                 ---------------
TOTAL U.S. TREASURY OBLIGATIONS..................                  1,366,803,717
                                                                 ---------------

                                                    Shares
                                                    ------
TEMPORARY CASH INVESTMENTS -- (0.4%)
    State Street Institutional U.S. Government
     Money Market Fund...........................  15,614,417         15,614,417
                                                                 ---------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $3,439,387,706)..........................                 $ 3,531,063,884
                                                                 ===============

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                 Investments in Securities (Market Value)
                             -------------------------------------------------
                               Level 1      Level 2     Level 3     Total
                             ----------- -------------- ------- --------------
 Agency Obligations.........          -- $2,148,645,750   --    $2,148,645,750
 U.S. Treasury Obligations..          --  1,366,803,717   --     1,366,803,717
 Temporary Cash Investments. $15,614,417             --   --        15,614,417
                             ----------- --------------   --    --------------
 TOTAL...................... $15,614,417 $3,515,449,467   --    $3,531,063,884
                             =========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                   DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                       Face
                                                      Amount^    Value+
                                                      -------    ------
                                                       (000)
AGENCY OBLIGATIONS -- (2.8%)
Federal Farm Credit Bank
    4.875%, 12/16/15............................. $     1,797 $  1,930,217
Federal Home Loan Bank
    0.500%, 11/20/15.............................       8,355    8,389,732
#   4.875%, 05/17/17.............................      15,320   17,134,608
Federal Home Loan Mortgage Corporation
#   5.125%, 10/18/16.............................       4,642    5,149,352
    5.000%, 04/18/17.............................      12,998   14,572,968
    1.250%, 05/12/17.............................       4,642    4,688,174
#   1.000%, 07/28/17.............................       5,571    5,561,847
    1.000%, 09/29/17.............................         854      850,471
Federal National Mortgage Association
#   4.875%, 12/15/16.............................      13,927   15,431,422
    1.250%, 01/30/17.............................       4,642    4,697,941
    5.000%, 02/13/17.............................       4,642    5,172,395
#   1.875%, 09/18/18.............................       9,285    9,384,544
Tennessee Valley Authority
    1.750%, 10/15/18.............................       9,285    9,323,050
                                                              ------------
TOTAL AGENCY OBLIGATIONS.........................              102,286,721
                                                              ------------

BONDS -- (91.5%)
3M Co.
#   1.375%, 09/29/16.............................       9,285    9,452,994
    1.000%, 06/26/17.............................       6,499    6,496,270
ABB Finance USA, Inc.
    1.625%, 05/08/17.............................       2,453    2,471,118
AbbVie, Inc.
    1.200%, 11/06/15.............................       4,642    4,680,515
ACE INA Holdings, Inc.
    5.600%, 05/15/15.............................       3,312    3,481,714
    2.600%, 11/23/15.............................      15,784   16,269,216
Actavis, Inc.
#   1.875%, 10/01/17.............................      16,563   16,705,856
Adobe Systems, Inc.
    3.250%, 02/01/15.............................       9,285    9,469,948
Aflac, Inc.
    3.450%, 08/15/15.............................       1,741    1,806,455
    2.650%, 02/15/17.............................      19,654   20,466,575
African Development Bank
    1.125%, 03/15/17.............................       6,499    6,535,394
Agilent Technologies, Inc.
    6.500%, 11/01/17.............................      11,770   13,501,920
Air Products & Chemicals, Inc.
    2.000%, 08/02/16.............................      11,931   12,257,993
Allergan, Inc.
    5.750%, 04/01/16.............................         516      559,436
Altria Group, Inc.
    4.125%, 09/11/15.............................       7,910    8,277,230

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
Amazon.com, Inc.
    0.650%, 11/27/15............................. $     4,957 $ 4,968,213
American Express Credit Corp.
    2.800%, 09/19/16.............................      19,219  20,072,055
American Honda Finance Corp.
    2.125%, 10/10/18.............................      28,504  28,818,912
American International Group, Inc.
    5.600%, 10/18/16.............................      12,558  13,897,788
    5.850%, 01/16/18.............................       7,209   8,228,043
Ameriprise Financial, Inc.
    5.650%, 11/15/15.............................         928     993,932
Amgen, Inc.
    4.850%, 11/18/14.............................       5,171   5,296,526
Anadarko Petroleum Corp.
    5.950%, 09/15/16.............................      17,584  19,599,144
Anheuser-Busch Cos., LLC
    5.000%, 01/15/15.............................       1,857   1,916,112
    5.050%, 10/15/16.............................       4,924   5,417,651
Anheuser-Busch InBev Worldwide, Inc.
    1.375%, 07/15/17.............................      22,283  22,458,256
Aon Corp.
    3.500%, 09/30/15.............................       3,785   3,927,017
Apache Corp.
    5.625%, 01/15/17.............................       6,834   7,640,344
    1.750%, 04/15/17.............................       4,642   4,717,860
Apple, Inc.
    1.000%, 05/03/18.............................       7,428   7,252,276
    2.100%, 05/06/19.............................      25,000  25,076,775
Applied Materials, Inc.
    2.650%, 06/15/16.............................       3,850   3,987,741
Asian Development Bank
    1.125%, 03/15/17.............................       4,642   4,669,295
    1.750%, 09/11/18.............................       8,286   8,356,779
Assurant, Inc.
    2.500%, 03/15/18.............................       9,285   9,293,728
AT&T, Inc.
    2.500%, 08/15/15.............................      15,784  16,174,417
    2.400%, 08/15/16.............................       6,035   6,226,931
    1.600%, 02/15/17.............................       4,642   4,695,921
Australia & New Zealand Banking Group, Ltd.
    1.875%, 10/06/17.............................       4,642   4,708,571
    1.450%, 05/15/18.............................       4,642   4,556,504
Austria Government International Bond
    1.750%, 06/17/16.............................       2,785   2,856,129
Autodesk, Inc.
    1.950%, 12/15/17.............................         975     982,351
AutoZone, Inc.
    6.950%, 06/15/16.............................         697     778,974

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
Avnet, Inc.
    6.000%, 09/01/15............................. $     1,857 $ 1,975,718
Baker Hughes, Inc.
    7.500%, 11/15/18.............................         859   1,054,011
Bank Nederlandse Gemeenten
    1.375%, 09/27/17.............................      12,998  13,037,774
    1.375%, 03/19/18.............................      23,210  23,068,930
Bank of America Corp.
    4.500%, 04/01/15.............................       9,285   9,610,254
    3.750%, 07/12/16.............................       9,285   9,803,688
    2.000%, 01/11/18.............................       5,385   5,393,718
    2.650%, 04/01/19.............................       2,000   2,008,782
Bank of Montreal
    2.375%, 01/25/19.............................         305     308,145
Bank of New York Mellon Corp. (The)
    4.300%, 05/15/14.............................       1,857   1,859,002
    2.950%, 06/18/15.............................       5,862   6,027,156
Bank of Nova Scotia
    3.400%, 01/22/15.............................       1,857   1,897,678
    2.900%, 03/29/16.............................       9,285   9,678,043
Barclays Bank P.L.C.
    5.200%, 07/10/14.............................       8,472   8,547,037
    3.900%, 04/07/15.............................         350     361,004
    5.000%, 09/22/16.............................         300     328,050
Baxter International, Inc.
    1.850%, 06/15/18.............................      18,170  18,102,753
BB&T Corp.
    2.150%, 03/22/17.............................       5,339   5,470,153
    1.450%, 01/12/18.............................       1,834   1,814,824
Beam, Inc.
    1.750%, 06/15/18.............................      18,569  18,210,581
Becton Dickinson and Co.
    1.750%, 11/08/16.............................       2,359   2,410,733
Belgium Government International Bond
    2.750%, 03/05/15.............................       1,857   1,894,159
Bemis Co., Inc.
    5.650%, 08/01/14.............................       1,857   1,879,720
Berkshire Hathaway Finance Corp.
    0.950%, 08/15/16.............................       9,285   9,344,851
    1.600%, 05/15/17.............................         928     940,570
    1.300%, 05/15/18.............................       1,486   1,468,452
Berkshire Hathaway, Inc.
    2.200%, 08/15/16.............................       4,642   4,795,381
    1.900%, 01/31/17.............................       4,642   4,760,352
BHP Billiton Finance USA, Ltd.
    1.625%, 02/24/17.............................      10,698  10,878,261
BlackRock, Inc.
    3.500%, 12/10/14.............................       6,035   6,153,950
BNP Paribas SA
    3.250%, 03/11/15.............................       3,714   3,800,443
    1.250%, 12/12/16.............................      18,569  18,595,368
    2.375%, 09/14/17.............................       3,273   3,362,788

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
Boeing Capital Corp.
    2.900%, 08/15/18............................. $     7,091 $ 7,432,878
Boston Scientific Corp.
    6.400%, 06/15/16.............................         928   1,027,987
BP Capital Markets P.L.C.
    3.125%, 10/01/15.............................       5,292   5,486,740
    2.248%, 11/01/16.............................       8,450   8,730,920
    1.846%, 05/05/17.............................       3,241   3,303,136
    4.750%, 03/10/19.............................       1,000   1,118,859
Branch Banking & Trust Co.
    2.300%, 10/15/18.............................      13,927  14,092,578
Bristol-Myers Squibb Co.
    1.750%, 03/01/19.............................       8,000   7,896,096
British Columbia, Province of Canada
    2.850%, 06/15/15.............................       3,714   3,821,427
    2.100%, 05/18/16.............................       4,642   4,789,295
    1.200%, 04/25/17.............................       9,285   9,334,860
British Telecommunications P.L.C.
    2.000%, 06/22/15.............................      11,341  11,513,871
    1.250%, 02/14/17.............................       3,528   3,530,882
Brown-Forman Corp.
    1.000%, 01/15/18.............................       6,425   6,252,418
Buckeye Partners L.P.
    2.650%, 11/15/18.............................       3,389   3,369,801
Caisse d'Amortissement de la Dette Sociale
    2.375%, 03/31/16.............................       4,642   4,803,198
    2.125%, 04/12/17.............................      13,741  14,145,178
Canada Government International Bond
#   0.875%, 02/14/17.............................       9,285   9,295,863
Canadian Imperial Bank of Commerce
    0.900%, 10/01/15.............................      10,544  10,612,726
Canadian National Railway Co.
    1.450%, 12/15/16.............................         464     470,518
Canadian Natural Resources, Ltd.
    5.700%, 05/15/17.............................       7,627   8,564,518
Capital One Financial Corp.
    7.375%, 05/23/14.............................      10,213  10,248,531
    2.150%, 03/23/15.............................       2,776   2,817,071
    2.450%, 04/24/19.............................       8,100   8,117,156
Cardinal Health, Inc.
    1.700%, 03/15/18.............................       8,031   7,976,180
Caterpillar Financial Services Corp.
    4.750%, 02/17/15.............................       3,250   3,364,777
    2.650%, 04/01/16.............................       7,428   7,701,053
    1.000%, 11/25/16.............................       9,285   9,323,811
    2.450%, 09/06/18.............................       7,079   7,245,017
CBS Corp.
    1.950%, 07/01/17.............................       8,064   8,199,499

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
Celgene Corp.
    2.450%, 10/15/15............................. $     3,858 $ 3,945,619
CenterPoint Energy Resources Corp.
    6.125%, 11/01/17.............................         511     583,110
CF Industries, Inc.
    6.875%, 05/01/18.............................      11,847  13,934,157
Charles Schwab Corp. (The)
#   2.200%, 07/25/18.............................       4,828   4,892,319
Chevron Corp.
    1.104%, 12/05/17.............................       4,967   4,935,857
    1.718%, 06/24/18.............................      24,743  24,795,183
Cigna Corp.
    2.750%, 11/15/16.............................       9,586  10,005,081
Cisco Systems, Inc.
    2.125%, 03/01/19.............................      27,000  27,013,338
Citigroup, Inc.
    4.450%, 01/10/17.............................       6,499   7,019,752
    6.000%, 08/15/17.............................       6,499   7,363,042
    2.500%, 09/26/18.............................       6,499   6,568,162
    2.550%, 04/08/19.............................      10,000   9,993,500
Coca-Cola Co. (The)
    1.500%, 11/15/15.............................       4,944   5,018,061
    1.650%, 11/01/18.............................      19,307  19,278,792
Colgate-Palmolive Co.
    1.500%, 11/01/18.............................       5,107   5,033,837
    1.750%, 03/15/19.............................       1,750   1,739,141
Comcast Corp.
    6.500%, 01/15/17.............................      14,559  16,638,826
    6.300%, 11/15/17.............................       3,714   4,326,602
    5.700%, 05/15/18.............................       6,499   7,481,129
Comerica, Inc.
    3.000%, 09/16/15.............................       1,857   1,915,525
Commonwealth Bank of Australia
    1.900%, 09/18/17.............................      10,213  10,354,756
    2.500%, 09/20/18.............................      11,884  12,132,518
Computer Sciences Corp.
    6.500%, 03/15/18.............................       8,683  10,017,864
ConAgra Foods, Inc.
    1.900%, 01/25/18.............................      19,083  19,018,786
ConocoPhillips Co.
    1.050%, 12/15/17.............................      17,314  17,129,346
Constellation Energy Group, Inc.
    4.550%, 06/15/15.............................       9,020   9,393,933
Cooperatieve Centrale Raiffeisen-Boerenleenbank
 BA
    4.200%, 05/13/14.............................       5,571   5,575,457
    2.125%, 10/13/15.............................      15,287  15,644,058
    2.250%, 01/14/19.............................      43,557  43,742,204
Costco Wholesale Corp.
    1.125%, 12/15/17.............................      15,784  15,668,288
Council Of Europe Development Bank
    1.500%, 06/19/17.............................      12,070  12,222,806

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
CR Bard, Inc.
    1.375%, 01/15/18............................. $     3,598 $ 3,536,719
Crane Co.
    2.750%, 12/15/18.............................       7,897   8,005,142
Credit Suisse New York
    3.500%, 03/23/15.............................       1,853   1,903,748
Credit Suisse USA, Inc.
    4.875%, 01/15/15.............................       3,714   3,829,316
CVS Caremark Corp.
    3.250%, 05/18/15.............................       4,675   4,798,616
    5.750%, 06/01/17.............................         453     512,729
Deutsche Bank AG
    3.875%, 08/18/14.............................       2,971   3,001,313
    6.000%, 09/01/17.............................      11,188  12,737,784
Deutsche Telekom International Finance BV
    4.875%, 07/08/14.............................         925     932,162
Development Bank of Japan, Inc.
    2.875%, 04/20/15.............................       1,900   1,946,611
    1.875%, 10/03/18.............................       7,706   7,719,948
Devon Energy Corp.
    1.200%, 12/15/16.............................         956     959,329
Diageo Capital P.L.C.
    1.500%, 05/11/17.............................      11,545  11,673,554
Diageo Finance BV
    3.250%, 01/15/15.............................       4,642   4,737,077
Diamond Offshore Drilling, Inc.
    4.875%, 07/01/15.............................       1,434   1,502,356
DIRECTV Holdings LLC / DIRECTV Financing Co.,
 Inc.
    3.550%, 03/15/15.............................       8,356   8,568,501
Dollar General Corp.
    1.875%, 04/15/18.............................      11,957  11,862,827
Dominion Resources, Inc.
    1.950%, 08/15/16.............................      13,927  14,235,455
    6.000%, 11/30/17.............................       1,823   2,091,056
Dover Corp.
    4.875%, 10/15/15.............................       5,571   5,914,302
Dow Chemical Co. (The)
    2.500%, 02/15/16.............................       7,103   7,304,931
Dr. Pepper Snapple Group, Inc.
    2.900%, 01/15/16.............................      11,168  11,559,103
Duke Energy Corp.
    3.350%, 04/01/15.............................       2,066   2,119,431
    1.625%, 08/15/17.............................      10,306  10,398,651
Eastman Chemical Co.
    3.000%, 12/15/15.............................       4,113   4,243,156
    2.400%, 06/01/17.............................       7,892   8,067,715
eBay, Inc.
    1.625%, 10/15/15.............................       2,135   2,170,631
    1.350%, 07/15/17.............................       1,592   1,595,294

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
Ecolab, Inc.
    1.000%, 08/09/15............................. $     9,285 $ 9,328,732
EI du Pont de Nemours & Co.
    3.250%, 01/15/15.............................       5,571   5,684,342
    6.000%, 07/15/18.............................       9,187  10,741,321
EMC Corp.
    1.875%, 06/01/18.............................      22,925  23,024,540
Enbridge Energy Partners L.P.
    5.875%, 12/15/16.............................         928   1,032,973
Encana Corp.
    5.900%, 12/01/17.............................       5,975   6,844,799
Enterprise Products Operating LLC
    5.000%, 03/01/15.............................         928     962,497
    1.250%, 08/13/15.............................       2,785   2,802,791
    3.200%, 02/01/16.............................       4,642   4,834,434
EOG Resources, Inc.
    2.950%, 06/01/15.............................       4,642   4,763,235
    2.500%, 02/01/16.............................       2,367   2,436,571
    5.875%, 09/15/17.............................       9,145  10,382,620
EUROFIMA
    5.250%, 04/07/16.............................       4,642   5,057,784
European Bank for Reconstruction & Development
    2.750%, 04/20/15.............................       1,857   1,901,696
European Investment Bank
    4.875%, 01/17/17.............................       4,642   5,140,133
#   1.625%, 06/15/17.............................       3,714   3,778,475
    1.125%, 09/15/17.............................       2,785   2,780,293
Exelon Corp.
    4.900%, 06/15/15.............................      12,534  13,087,740
Export Development Canada
    2.250%, 05/28/15.............................         930     949,969
    1.250%, 10/26/16.............................      10,215  10,344,496
Express Scripts Holding Co.
#   3.125%, 05/15/16.............................      12,070  12,649,722
Exxon Mobil Corp.
#   1.819%, 03/15/19.............................       6,128   6,126,566
Fifth Third Bancorp
    3.625%, 01/25/16.............................      13,634  14,278,316
    2.300%, 03/01/19.............................      10,000   9,979,920
Finland Government International Bond
    2.250%, 03/17/16.............................       6,499   6,716,067
FMS Wertmanagement AoeR
    1.000%, 11/21/17.............................      23,211  23,001,405
Ford Motor Credit Co. LLC
    5.000%, 05/15/18.............................      19,777  21,953,459
Freeport-McMoRan Copper & Gold, Inc.
#   2.150%, 03/01/17.............................       3,881   3,939,254
General Dynamics Corp.
    1.000%, 11/15/17.............................       7,149   7,025,766

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
General Electric Capital Corp.
    3.750%, 11/14/14............................. $     2,785 $ 2,836,439
    2.250%, 11/09/15.............................       1,857   1,905,455
#   2.950%, 05/09/16.............................       3,714   3,862,047
Genworth Holdings, Inc.
    6.515%, 05/22/18.............................         446     515,557
Georgia Power Co.
#   0.750%, 08/10/15.............................      13,347  13,384,879
    5.250%, 12/15/15.............................       2,823   3,025,355
GlaxoSmithKline Capital P.L.C.
#   1.500%, 05/08/17.............................      19,442  19,640,600
Goldman Sachs Group, Inc. (The)
    5.125%, 01/15/15.............................       5,478   5,648,914
    3.625%, 02/07/16.............................      13,927  14,562,893
#   6.250%, 09/01/17.............................         925   1,057,023
Google, Inc.
    2.125%, 05/19/16.............................      13,648  14,093,280
Halliburton Co.
    1.000%, 08/01/16.............................       8,444   8,499,494
Hartford Financial Services Group, Inc. (The)
    4.000%, 03/30/15.............................       1,857   1,913,742
Hershey Co. (The)
    4.850%, 08/15/15.............................         464     489,953
    1.500%, 11/01/16.............................       4,642   4,720,264
Hewlett-Packard Co.
    2.200%, 12/01/15.............................       4,924   5,034,258
    2.600%, 09/15/17.............................         928     959,056
#   5.500%, 03/01/18.............................       4,642   5,254,438
#   2.750%, 01/14/19.............................       4,410   4,481,177
Hillshire Brands Co. (The)
    2.750%, 09/15/15.............................         928     951,877
Home Depot, Inc. (The)
    5.400%, 03/01/16.............................         836     908,539
HSBC Finance Corp.
    5.500%, 01/19/16.............................       1,857   2,000,099
HSBC USA, Inc.
#   1.625%, 01/16/18.............................      14,670  14,628,572
Huntington Bancshares, Inc.
    2.600%, 08/02/18.............................      13,542  13,657,066
Intel Corp.
#   1.950%, 10/01/16.............................      11,141  11,457,928
Inter-American Development Bank
    1.125%, 03/15/17.............................         761     768,270
    0.875%, 03/15/18.............................       9,285   9,095,549
International Bank for Reconstruction &
 Development
    2.375%, 05/26/15.............................       1,857   1,901,367
    1.000%, 09/15/16.............................       1,857   1,871,180
#   0.875%, 04/17/17.............................      11,141  11,132,054

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
International Business Machines Corp.
    1.250%, 02/08/18............................. $     1,200 $ 1,188,031
#   1.950%, 02/12/19.............................       6,963   6,923,924
International Finance Corp.
    0.875%, 06/15/18.............................       2,785   2,718,547
Japan Bank for International Cooperation
    2.250%, 07/13/16.............................       4,642   4,799,248
    1.750%, 07/31/18.............................       4,642   4,650,202
Jefferies Group LLC
    5.125%, 04/13/18.............................       1,741   1,900,185
John Deere Capital Corp.
    2.000%, 01/13/17.............................       6,128   6,302,764
Johnson & Johnson
#   2.150%, 05/15/16.............................       1,857   1,914,379
Johnson Controls, Inc.
    5.500%, 01/15/16.............................       5,841   6,290,255
    2.600%, 12/01/16.............................       5,199   5,394,300
JPMorgan Chase & Co.
    4.650%, 06/01/14.............................       5,571   5,588,783
    3.400%, 06/24/15.............................       2,321   2,392,466
    3.150%, 07/05/16.............................      11,141  11,649,531
    2.000%, 08/15/17.............................       1,625   1,649,126
Kellogg Co.
    1.875%, 11/17/16.............................       4,814   4,923,451
    1.750%, 05/17/17.............................       4,076   4,120,216
KeyBank NA
#   1.100%, 11/25/16.............................      11,141  11,172,406
KeyCorp
    3.750%, 08/13/15.............................      16,550  17,187,158
KFW
    2.000%, 06/01/16.............................         928     955,758
    4.875%, 01/17/17.............................       4,642   5,138,787
    1.250%, 02/15/17.............................      12,998  13,135,688
#   0.875%, 09/05/17.............................       4,642   4,608,624
Kinder Morgan Energy Partners L.P.
#   3.500%, 03/01/16.............................      10,213  10,664,415
Kohl's Corp.
    6.250%, 12/15/17.............................       4,642   5,367,410
Kommunalbanken A.S.
    2.375%, 01/19/16.............................       1,392   1,438,156
    1.000%, 09/26/17.............................       3,714   3,681,280
    1.000%, 03/15/18.............................      27,854  27,352,517
Kommunekredit
    1.125%, 03/15/18.............................       9,285   9,150,516
Kommuninvest I Sverige AB
    1.000%, 10/24/17.............................      23,044  22,833,654
Kraft Foods Group, Inc.
    1.625%, 06/04/15.............................      10,874  11,000,421
Laboratory Corp. of America Holdings
    2.200%, 08/23/17.............................      21,191  21,526,983
Landeskreditbank Baden- Wuerttemberg Foerderbank
    2.250%, 07/15/16.............................       7,242   7,482,492

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
Landwirtschaftliche Rentenbank
    0.875%, 09/12/17............................. $    11,699 $11,594,879
Lloyds Bank P.L.C.
#   4.200%, 03/28/17.............................      10,120  10,950,639
Lockheed Martin Corp.
    2.125%, 09/15/16.............................       1,230   1,263,825
Loews Corp.
    5.250%, 03/15/16.............................       1,857   2,007,378
Lorillard Tobacco Co.
    2.300%, 08/21/17.............................      12,353  12,607,892
Lowe's Cos., Inc.
    5.000%, 10/15/15.............................       9,285   9,869,658
Manitoba, Province of Canada
    2.625%, 07/15/15.............................       7,428   7,635,152
Marathon Oil Corp.
    0.900%, 11/01/15.............................      16,535  16,582,836
Marsh & McLennan Cos., Inc.
    5.750%, 09/15/15.............................         790     841,548
    2.300%, 04/01/17.............................       8,430   8,603,093
MasterCard, Inc.
#   2.000%, 04/01/19.............................       9,850   9,838,978
McDonald's Corp.
    5.350%, 03/01/18.............................       3,706   4,199,454
McKesson Corp.
    1.400%, 03/15/18.............................       9,599   9,423,214
Medtronic, Inc.
    3.000%, 03/15/15.............................       6,035   6,177,957
Merck Sharp & Dohme Corp.
    4.750%, 03/01/15.............................       2,785   2,886,586
MetLife, Inc.
    5.500%, 06/15/14.............................       1,932   1,943,256
#   5.000%, 06/15/15.............................       4,642   4,876,644
Microsoft Corp.
#   2.500%, 02/08/16.............................      10,213  10,582,108
Molson Coors Brewing Co.
#   2.000%, 05/01/17.............................         915     929,034
Monsanto Co.
    1.850%, 11/15/18.............................      27,970  27,820,528
Morgan Stanley
    3.800%, 04/29/16.............................         650     684,016
    4.750%, 03/22/17.............................      23,738  25,895,143
Motorola Solutions, Inc.
    6.000%, 11/15/17.............................         928   1,058,470
Municipality Finance P.L.C.
    2.375%, 05/16/16.............................      18,568  19,228,464
    1.125%, 04/17/18.............................      23,211  22,816,645
Murphy Oil Corp.
    2.500%, 12/01/17.............................       3,714   3,800,480
NASDAQ OMX Group, Inc. (The)
    4.000%, 01/15/15.............................       5,014   5,121,154
National Australia Bank, Ltd.
    1.300%, 07/25/16.............................       1,750   1,766,739
National City Corp.
    4.900%, 01/15/15.............................      10,466  10,789,085

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
Nederlandse Waterschapsbank NV
    3.000%, 03/17/15.............................   $   2,785 $ 2,850,810
    2.125%, 06/16/16.............................       5,571   5,747,623
NetApp, Inc.
    2.000%, 12/15/17.............................       9,285   9,433,254
Network Rail Infrastructure Finance P.L.C.
    1.250%, 08/31/16.............................       4,271   4,327,249
New Zealand Government Bond
    6.000%, 12/15/17............................. NZD  46,423  42,692,192
Newell Rubbermaid, Inc.
    6.250%, 04/15/18.............................      12,070  13,743,373
NextEra Energy Capital Holdings, Inc.
    2.600%, 09/01/15.............................      13,927  14,279,367
Nippon Telegraph & Telephone Corp.
#   1.400%, 07/18/17.............................       1,323   1,326,984
Nisource Finance Corp.
#   6.400%, 03/15/18.............................       2,785   3,208,487
Noble Holding International, Ltd.
    2.500%, 03/15/17.............................      10,097  10,306,321
Nomura Holdings, Inc.
    5.000%, 03/04/15.............................       2,785   2,883,453
#   2.000%, 09/13/16.............................       6,852   6,943,008
Nordic Investment Bank
#   0.750%, 01/17/18.............................      10,213  10,007,249
Novartis Capital Corp.
    2.900%, 04/24/15.............................       2,043   2,096,375
Nucor Corp.
    5.750%, 12/01/17.............................       2,228   2,516,805
Occidental Petroleum Corp.
    2.500%, 02/01/16.............................       4,977   5,130,287
Oesterreichische Kontrollbank AG
    1.750%, 10/05/15.............................       1,764   1,799,855
    2.000%, 06/03/16.............................       3,528   3,630,993
    1.125%, 05/29/18.............................      18,569  18,286,380
Ohio Power Co.
    6.000%, 06/01/16.............................       1,857   2,050,407
Omnicom Group, Inc.
    5.900%, 04/15/16.............................       9,168  10,024,465
ONEOK Partners L.P.
#   6.150%, 10/01/16.............................      10,846  12,180,101
Ontario, Province of Canada
    4.950%, 11/28/16.............................       9,285  10,247,817
#   1.200%, 02/14/18.............................      18,569  18,379,058
Oracle Corp.
#   5.250%, 01/15/16.............................       3,714   4,006,370
    1.200%, 10/15/17.............................       4,735   4,715,359
Orange SA
    2.125%, 09/16/15.............................       6,040   6,141,339

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
PACCAR Financial Corp.
    0.750%, 08/14/15............................. $     9,285 $ 9,309,225
    1.600%, 03/15/17.............................         422     426,452
PepsiCo, Inc.
    3.100%, 01/15/15.............................         806     821,732
    0.750%, 03/05/15.............................       1,486   1,491,879
    5.000%, 06/01/18.............................       8,697   9,798,110
Petro-Canada
    6.050%, 05/15/18.............................       5,571   6,431,998
Pfizer, Inc.
    1.500%, 06/15/18.............................      16,248  16,053,089
Philip Morris International, Inc.
#   1.625%, 03/20/17.............................       4,642   4,722,209
Plains All American Pipeline L.P. / PAA Finance
 Corp.
    6.500%, 05/01/18.............................       2,917   3,422,265
PNC Funding Corp.
    5.400%, 06/10/14.............................         464     466,301
Potash Corp. of Saskatchewan, Inc.
    3.750%, 09/30/15.............................       2,785   2,904,777
    3.250%, 12/01/17.............................       1,602   1,687,496
PPG Industries, Inc.
    1.900%, 01/15/16.............................       3,570   3,634,471
PPL Energy Supply LLC
    5.400%, 08/15/14.............................         836     847,395
Praxair, Inc.
#   1.250%, 11/07/18.............................      11,527  11,183,542
Procter & Gamble Co. (The)
#   1.800%, 11/15/15.............................       4,642   4,734,849
Progress Energy, Inc.
    5.625%, 01/15/16.............................       1,857   2,005,363
Prudential Financial, Inc.
#   5.100%, 09/20/14.............................       2,196   2,235,205
    3.000%, 05/12/16.............................       8,356   8,710,771
Quest Diagnostics, Inc.
    5.450%, 11/01/15.............................         928     989,101
#   3.200%, 04/01/16.............................       1,857   1,931,603
Questar Corp.
    2.750%, 02/01/16.............................       8,718   8,985,730
Qwest Corp.
    7.500%, 10/01/14.............................       5,068   5,198,420
    6.500%, 06/01/17.............................         928   1,049,339
Raytheon Co.
    6.750%, 03/15/18.............................       3,804   4,468,365
Republic Services, Inc.
#   3.800%, 05/15/18.............................       5,040   5,370,453
Rio Tinto Finance USA, Ltd.
    2.500%, 05/20/16.............................       7,750   8,010,772
#   2.250%, 09/20/16.............................       7,428   7,651,665
Roper Industries, Inc.
    2.050%, 10/01/18.............................       1,750   1,745,305
Royal Bank of Canada
    2.300%, 07/20/16.............................       5,107   5,282,951
    1.450%, 09/09/16.............................      11,299  11,462,779

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
Royal Bank of Scotland Group P.L.C.
#   2.550%, 09/18/15.............................   $  16,712 $17,069,252
Ryder System, Inc.
#   2.500%, 03/01/18.............................       3,245   3,299,169
Safeway, Inc.
    5.625%, 08/15/14.............................         928     940,716
    3.400%, 12/01/16.............................       9,535  10,018,958
Sanofi
#   1.250%, 04/10/18.............................       9,661   9,516,694
Sempra Energy
    6.500%, 06/01/16.............................      11,946  13,247,146
Shell International Finance BV
    1.125%, 08/21/17.............................       4,642   4,631,737
    2.000%, 11/15/18.............................      20,426  20,581,585
Singapore Government Bond
    0.500%, 04/01/18............................. SGD   9,285   7,292,928
Societe de Financement de l'Economie Francaise
    3.375%, 05/05/14.............................       1,857   1,857,000
    2.875%, 09/22/14.............................       2,785   2,813,184
Societe Generale SA
#   2.750%, 10/12/17.............................       7,428   7,678,695
Southern Power Co.
    4.875%, 07/15/15.............................       1,857   1,945,974
Southwest Airlines Co.
    5.250%, 10/01/14.............................       2,785   2,835,464
Spectra Energy Capital LLC
    5.668%, 08/15/14.............................       1,393   1,411,897
Starbucks Corp.
    0.875%, 12/05/16.............................       1,578   1,574,410
#   2.000%, 12/05/18.............................      15,350  15,353,976
Starwood Hotels & Resorts Worldwide, Inc.
    6.750%, 05/15/18.............................       4,768   5,607,063
State Street Corp.
    4.300%, 05/30/14.............................       5,107   5,120,932
    2.875%, 03/07/16.............................       5,571   5,800,915
Statoil ASA
#   1.200%, 01/17/18.............................       2,186   2,155,945
    1.150%, 05/15/18.............................       3,064   3,001,724
    1.950%, 11/08/18.............................       9,285   9,311,397
Sumitomo Mitsui Banking Corp.
#   2.450%, 01/10/19.............................      15,227  15,406,115
SunTrust Banks, Inc.
    3.600%, 04/15/16.............................       9,285   9,755,257
Svensk Exportkredit AB
    2.125%, 07/13/16.............................       9,285   9,569,836
    1.750%, 05/30/17.............................       4,642   4,733,726
Svenska Handelsbanken AB
#   2.500%, 01/25/19.............................       4,642   4,711,598
Symantec Corp.
    2.750%, 06/15/17.............................       4,642   4,759,823
TD Ameritrade Holding Corp.
    4.150%, 12/01/14.............................       7,956   8,123,744

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
Tech Data Corp.
    3.750%, 09/21/17.............................   $   4,642 $ 4,837,386
Texas Instruments, Inc.
    2.375%, 05/16/16.............................       8,585   8,893,090
Thermo Fisher Scientific, Inc.
    3.200%, 05/01/15.............................       1,207   1,236,511
    1.850%, 01/15/18.............................       8,649   8,672,352
Thomson Reuters Corp.
    1.300%, 02/23/17.............................       7,520   7,548,937
Time Warner, Inc.
#   5.875%, 11/15/16.............................      11,591  12,965,669
TJX Cos., Inc. (The)
    4.200%, 08/15/15.............................       1,462   1,528,226
Toronto-Dominion Bank (The)
#   2.375%, 10/19/16.............................       2,785   2,888,379
    2.625%, 09/10/18.............................       9,285   9,555,110
Total Capital International SA
    2.125%, 01/10/19.............................      10,139  10,261,570
Total Capital SA
    3.125%, 10/02/15.............................       4,642   4,814,316
Toyota Motor Credit Corp.
    2.800%, 01/11/16.............................       9,749  10,113,603
    2.000%, 09/15/16.............................       4,642   4,773,740
#   2.100%, 01/17/19.............................       7,428   7,473,081
Transatlantic Holdings, Inc.
    5.750%, 12/14/15.............................         900     967,210
TransCanada PipeLines, Ltd.
    0.875%, 03/02/15.............................       3,621   3,634,430
    3.400%, 06/01/15.............................       5,571   5,740,838
Travelers Cos., Inc. (The)
    5.500%, 12/01/15.............................       7,892   8,493,039
UBS AG
    3.875%, 01/15/15.............................       4,586   4,695,477
    5.875%, 12/20/17.............................       4,828   5,521,977
Unilever Capital Corp.
    2.750%, 02/10/16.............................       8,430   8,763,229
Union Bank NA
    3.000%, 06/06/16.............................      25,909  27,050,421
United Kingdom Gilt
    1.000%, 09/07/17............................. GBP  38,995  65,064,199
    1.250%, 07/22/18............................. GBP  17,641  29,263,335
United Technologies Corp.
    4.875%, 05/01/15.............................         836     872,507
    1.800%, 06/01/17.............................      13,054  13,288,110
UnitedHealth Group, Inc.
    5.000%, 08/15/14.............................       3,157   3,197,129
    6.000%, 06/15/17.............................       2,600   2,969,353
#   1.400%, 10/15/17.............................       5,756   5,757,238
Unum Group
    7.125%, 09/30/16.............................       8,727   9,935,777
US Bancorp
    4.200%, 05/15/14.............................       6,532   6,540,590
    3.150%, 03/04/15.............................       2,785   2,852,486
    2.200%, 04/25/19.............................      15,000  15,011,190
Valero Energy Corp.
    6.125%, 06/15/17.............................       3,253   3,718,895

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
Verizon Communications, Inc.
    2.000%, 11/01/16............................. $    16,160 $16,554,514
Viacom, Inc.
    1.250%, 02/27/15.............................       2,135   2,149,603
#   6.250%, 04/30/16.............................       4,642   5,138,104
    2.500%, 12/15/16.............................       7,428   7,692,117
Vodafone Group P.L.C.
    5.625%, 02/27/17.............................       4,642   5,199,323
Wal-Mart Stores, Inc.
    0.600%, 04/11/16.............................       2,785   2,793,336
    2.800%, 04/15/16.............................       7,428   7,763,434
    5.375%, 04/05/17.............................       5,811   6,557,249
#   1.950%, 12/15/18.............................       6,364   6,396,425
Walgreen Co.
    1.000%, 03/13/15.............................      12,848  12,906,677
#   1.800%, 09/15/17.............................       8,356   8,445,083
    5.250%, 01/15/19.............................         446     506,685
Walt Disney Co. (The)
    1.125%, 02/15/17.............................      15,761  15,843,509
Waste Management, Inc.
    2.600%, 09/01/16.............................       6,029   6,254,883
WellPoint, Inc.
    5.875%, 06/15/17.............................       1,519   1,708,700
Wells Fargo & Co.
    1.500%, 07/01/15.............................       6,499   6,571,191
#   2.625%, 12/15/16.............................       9,883  10,305,142
#   2.100%, 05/08/17.............................       7,165   7,345,644
#   2.125%, 04/22/19.............................       6,000   5,961,054
Western Union Co. (The)
    5.930%, 10/01/16.............................       7,347   8,110,405

                                                       Face
                                                      Amount^     Value+
                                                      -------     ------
                                                       (000)
Westpac Banking Corp.
#   3.000%, 12/09/15............................. $     6,035 $    6,264,173
#   2.000%, 08/14/17.............................       6,499      6,622,604
#   2.250%, 01/17/19.............................       7,000      7,029,813
Westpac Securities NZ, Ltd.
    3.450%, 07/28/14.............................         900        906,795
Whirlpool Corp.
    7.750%, 07/15/16.............................       4,642      5,291,434
Williams Partners L.P.
    3.800%, 02/15/15.............................       3,069      3,143,273
Wyndham Worldwide Corp.
    2.500%, 03/01/18.............................       9,647      9,731,604
Xerox Corp.
#   4.250%, 02/15/15.............................       9,218      9,486,354
Xilinx, Inc.
    2.125%, 03/15/19.............................       1,675      1,662,796
Yum! Brands, Inc.
    6.250%, 04/15/16.............................       8,393      9,194,145
    6.250%, 03/15/18.............................         754        859,397
                                                              --------------
TOTAL BONDS......................................              3,328,852,646
                                                              --------------

                                                       Shares/
                                                        Face
                                                       Amount
                                                       -------
                                                        (000)
SECURITIES LENDING COLLATERAL -- (5.7%)
(S)@  DFA Short Term Investment Fund...............   18,027,264    208,575,440
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $3,611,373,541)............................               $3,639,714,807
                                                                 ==============

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                ----------------------------------------------
                                Level 1     Level 2     Level 3      Total
                                ------- --------------  ------- --------------
 Agency Obligations............   --    $  102,286,721    --    $  102,286,721
 Bonds.........................   --     3,328,852,646    --     3,328,852,646
 Securities Lending Collateral.   --       208,575,440    --       208,575,440
 Forward Currency Contracts**..   --          (999,327)   --          (999,327)
                                  --    --------------    --    --------------
 TOTAL.........................   --    $3,638,715,480    --    $3,638,715,480
                                  ==    ==============    ==    ==============

  **Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment. (Note G)

                See accompanying Notes to Financial Statements.

               DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
AGENCY OBLIGATIONS -- (3.5%)
Federal Farm Credit Bank
    4.800%, 02/13/23............................. $       900 $ 1,018,066
    2.630%, 08/03/26.............................       9,000   8,353,593
    5.770%, 01/05/27.............................       3,000   3,656,043
Federal Home Loan Bank
#   3.625%, 06/11/21.............................       5,000   5,446,925
#   5.250%, 12/09/22.............................       2,000   2,374,512
    5.375%, 08/15/24.............................       4,000   4,822,652
    5.750%, 06/12/26.............................       3,580   4,415,128
Federal Home Loan Mortgage Corporation
#   2.375%, 01/13/22.............................      28,000  27,568,604
Tennessee Valley Authority
    6.750%, 11/01/25.............................      10,200  13,481,003
                                                              -----------
TOTAL AGENCY OBLIGATIONS.........................              71,136,526
                                                              -----------

BONDS -- (81.0%)
21st Century Fox America, Inc.
    4.500%, 02/15/21.............................       2,800   3,058,773
3M Co.
#   2.000%, 06/26/22.............................       3,000   2,815,173
AbbVie, Inc.
    2.900%, 11/06/22.............................       3,000   2,921,850
ACE INA Holdings, Inc.
    5.800%, 03/15/18.............................         915   1,047,813
#   2.700%, 03/13/23.............................       8,000   7,649,784
Actavis, Inc.
#   3.250%, 10/01/22.............................       5,100   4,941,431
Aetna, Inc.
    3.950%, 09/01/20.............................         800     864,316
    2.750%, 11/15/22.............................       9,000   8,639,055
Aflac, Inc.
#   8.500%, 05/15/19.............................       4,005   5,178,910
Agilent Technologies, Inc.
    5.000%, 07/15/20.............................         215     235,518
Allstate Corp. (The)
#   3.150%, 06/15/23.............................       7,000   6,959,694
Altera Corp.
#   4.100%, 11/15/23.............................       2,330   2,375,475
Altria Group, Inc.
    4.750%, 05/05/21.............................       5,731   6,275,439
American Express Co.
    8.125%, 05/20/19.............................       1,900   2,410,091
American International Group, Inc.
    4.875%, 06/01/22.............................       3,000   3,336,159
American Water Capital Corp.
#   3.850%, 03/01/24.............................       3,306   3,393,126
Ameriprise Financial, Inc.
    7.300%, 06/28/19.............................         635     782,574

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
Amgen, Inc.
    4.500%, 03/15/20............................. $       720 $   779,484
Anheuser-Busch InBev Worldwide, Inc.
#   4.375%, 02/15/21.............................       5,700   6,234,614
    2.500%, 07/15/22.............................       3,000   2,844,780
Aon Corp.
    5.000%, 09/30/20.............................       2,500   2,787,090
Aon P.L.C.
#   4.000%, 11/27/23.............................       6,250   6,424,850
Apache Corp.
    6.900%, 09/15/18.............................         175     210,198
Apple, Inc.
#   2.400%, 05/03/23.............................      12,000  11,207,172
    3.450%, 05/06/24.............................      25,000  25,033,025
Arrow Electronics, Inc.
    6.875%, 06/01/18.............................       3,000   3,411,096
Associates Corp. of North America
    6.950%, 11/01/18.............................         190     225,478
Assurant, Inc.
#   4.000%, 03/15/23.............................       5,000   4,961,800
AT&T, Inc.
#   5.800%, 02/15/19.............................       3,690   4,281,215
    3.875%, 08/15/21.............................       1,800   1,883,840
#   3.000%, 02/15/22.............................       6,100   6,002,699
Australia & New Zealand Banking Group, Ltd.
    5.100%, 01/13/20.............................       1,500   1,689,294
Autodesk, Inc.
#   3.600%, 12/15/22.............................       2,000   1,920,526
AutoZone, Inc.
#   2.875%, 01/15/23.............................       5,000   4,712,245
Avon Products, Inc.
#   4.200%, 07/15/18.............................       2,000   2,071,166
Baker Hughes, Inc.
    7.500%, 11/15/18.............................       1,260   1,546,046
Baltimore Gas & Electric Co.
    2.800%, 08/15/22.............................       5,029   4,829,223
Bank Nederlandse Gemeenten
    4.375%, 02/16/21.............................       3,200   3,538,752
    2.500%, 01/23/23.............................      10,000   9,538,180
Bank of America Corp.
    3.300%, 01/11/23.............................       7,000   6,791,820
    4.000%, 04/01/24.............................       8,000   8,036,752
Bank of New York Mellon Corp. (The)
    5.450%, 05/15/19.............................       2,300   2,635,777
#   3.650%, 02/04/24.............................      11,144  11,331,910
Bank of Nova Scotia
    4.375%, 01/13/21.............................       5,000   5,521,085
Barclays Bank P.L.C.
    5.125%, 01/08/20.............................       6,000   6,742,476

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
Baxter International, Inc.
    2.400%, 08/15/22............................. $     7,140 $ 6,666,225
    3.200%, 06/15/23.............................       2,500   2,445,080
BB&T Corp.
    6.850%, 04/30/19.............................       3,385   4,102,373
Beam, Inc.
    3.250%, 06/15/23.............................       5,850   5,664,046
Berkshire Hathaway Finance Corp.
#   3.000%, 05/15/22.............................       5,000   4,988,235
Berkshire Hathaway, Inc.
#   3.750%, 08/15/21.............................       4,000   4,250,356
#   3.400%, 01/31/22.............................       5,000   5,149,860
#   3.000%, 02/11/23.............................       7,000   6,934,130
BHP Billiton Finance USA, Ltd.
    3.250%, 11/21/21.............................       1,500   1,527,866
BlackRock, Inc.
#   5.000%, 12/10/19.............................       3,230   3,662,998
    4.250%, 05/24/21.............................       1,500   1,632,980
BNP Paribas SA
#   3.250%, 03/03/23.............................       3,000   2,942,661
Boeing Co. (The)
    8.750%, 08/15/21.............................       1,829   2,475,711
Boston Scientific Corp.
    6.000%, 01/15/20.............................       2,900   3,359,734
BP Capital Markets P.L.C.
    4.750%, 03/10/19.............................         530     592,995
    4.500%, 10/01/20.............................       3,200   3,527,971
    2.500%, 11/06/22.............................       3,500   3,305,557
Bristol-Myers Squibb Co.
    2.000%, 08/01/22.............................       3,070   2,808,519
British Columbia, Province of Canada
    6.500%, 01/15/26.............................      12,374  16,044,834
Broadcom Corp.
    2.500%, 08/15/22.............................      10,900  10,157,219
Brown-Forman Corp.
    2.250%, 01/15/23.............................         750     689,638
Buckeye Partners L.P.
#   4.150%, 07/01/23.............................       3,000   3,034,947
Burlington Northern Santa Fe LLC
    7.000%, 12/15/25.............................       1,340   1,711,376
CA, Inc.
    5.375%, 12/01/19.............................         900   1,011,176
Campbell Soup Co.
#   4.250%, 04/15/21.............................       1,600   1,693,824
Canadian National Railway Co.
#   5.550%, 03/01/19.............................       1,490   1,722,020
#   2.850%, 12/15/21.............................       2,915   2,906,409
Canadian Natural Resources, Ltd.
#   3.450%, 11/15/21.............................       5,250   5,353,672
Capital One Financial Corp.
    4.750%, 07/15/21.............................       6,400   7,061,632

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
Cardinal Health, Inc.
    4.625%, 12/15/20............................. $     1,000 $1,095,889
    3.200%, 06/15/22.............................       6,000  5,901,546
Caterpillar, Inc.
#   2.600%, 06/26/22.............................       5,500  5,298,282
CBS Corp.
#   5.750%, 04/15/20.............................       2,800  3,222,262
    3.375%, 03/01/22.............................       5,000  4,963,080
Cenovus Energy, Inc.
#   3.000%, 08/15/22.............................       3,300  3,186,087
CenterPoint Energy Resources Corp.
#   4.500%, 01/15/21.............................       3,000  3,262,785
CF Industries, Inc.
    3.450%, 06/01/23.............................       9,260  9,045,650
Charles Schwab Corp. (The)
    4.450%, 07/22/20.............................       2,750  3,034,452
Chevron Corp.
#   2.355%, 12/05/22.............................      10,000  9,454,400
#   3.191%, 06/24/23.............................       8,161  8,152,986
Church & Dwight Co., Inc.
    2.875%, 10/01/22.............................       1,600  1,534,110
Cisco Systems, Inc.
#   4.450%, 01/15/20.............................       3,725  4,117,794
Citigroup, Inc.
    8.500%, 05/22/19.............................         600    764,335
    5.375%, 08/09/20.............................       1,875  2,123,505
    4.500%, 01/14/22.............................       2,300  2,458,116
#   3.875%, 10/25/23.............................       7,000  6,995,443
Clorox Co. (The)
    3.050%, 09/15/22.............................       4,700  4,596,736
CNA Financial Corp.
#   5.750%, 08/15/21.............................       8,082  9,362,892
Coca-Cola Co. (The)
    3.300%, 09/01/21.............................       2,650  2,734,766
#   3.200%, 11/01/23.............................       5,000  4,982,480
Coca-Cola Enterprises, Inc.
    3.500%, 09/15/20.............................       2,713  2,785,581
Colgate-Palmolive Co.
    1.950%, 02/01/23.............................       3,000  2,726,112
Comcast Cable Communications Holdings, Inc.
    9.455%, 11/15/22.............................       4,620  6,623,449
Commonwealth Bank of Australia
    5.000%, 03/19/20.............................       1,225  1,364,372
Computer Sciences Corp.
    4.450%, 09/15/22.............................       5,000  5,200,490
ConAgra Foods, Inc.
#   3.200%, 01/25/23.............................       5,900  5,688,774
ConocoPhillips
    6.000%, 01/15/20.............................       3,930  4,670,860
ConocoPhillips Co.
#   2.400%, 12/15/22.............................       3,000  2,841,615

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
Consolidated Edison Co. of New York, Inc.
    6.650%, 04/01/19............................. $       225 $  270,918
Cooperatieve Centrale Raiffeisen-Boerenleenbank
 BA
#   4.500%, 01/11/21.............................       2,000  2,186,318
Corning, Inc.
    3.700%, 11/15/23.............................       4,235  4,314,097
Costco Wholesale Corp.
    1.700%, 12/15/19.............................       7,500  7,309,252
CR Bard, Inc.
    4.400%, 01/15/21.............................         800    869,812
Credit Suisse New York
#   4.375%, 08/05/20.............................       6,750  7,325,626
CSX Corp.
#   4.250%, 06/01/21.............................       8,000  8,636,448
CVS Caremark Corp.
    6.250%, 06/01/27.............................       4,795  5,894,115
Cytec Industries, Inc.
    3.500%, 04/01/23.............................       6,000  5,714,880
Deutsche Telekom International Finance BV
    6.750%, 08/20/18.............................       4,085  4,848,687
Devon Energy Corp.
#   3.250%, 05/15/22.............................       4,800  4,762,027
Diageo Capital P.L.C.
#   4.828%, 07/15/20.............................       3,600  4,039,852
Diageo Investment Corp.
    2.875%, 05/11/22.............................       1,750  1,716,967
DIRECTV Holdings LLC / DIRECTV Financing Co.,
 Inc.
#   3.800%, 03/15/22.............................       8,900  8,903,782
Dollar General Corp.
#   3.250%, 04/15/23.............................      10,522  9,930,927
Dominion Resources, Inc.
    4.450%, 03/15/21.............................       3,900  4,237,311
Dow Chemical Co. (The)
#   3.000%, 11/15/22.............................       1,000    961,746
Dr Pepper Snapple Group, Inc.
    2.000%, 01/15/20.............................       2,400  2,326,198
DTE Energy Co.
    3.850%, 12/01/23.............................       1,500  1,545,666
Duke Energy Corp.
    5.050%, 09/15/19.............................         250    283,350
Eastman Chemical Co.
    4.500%, 01/15/21.............................       1,983  2,092,690
    3.600%, 08/15/22.............................         950    957,043
eBay, Inc.
#   2.600%, 07/15/22.............................       4,200  4,018,585
Ecolab, Inc.
    4.350%, 12/08/21.............................       6,000  6,527,796
EI du Pont de Nemours & Co.
    4.625%, 01/15/20.............................         900    993,152

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
Eli Lilly & Co.
    5.500%, 03/15/27.............................   $   5,000 $ 5,878,740
EMC Corp.
#   3.375%, 06/01/23.............................       6,000   6,028,236
Enbridge Energy Partners L.P.
    5.200%, 03/15/20.............................         350     382,549
    4.200%, 09/15/21.............................       1,917   2,002,949
Enbridge, Inc.
#   4.000%, 10/01/23.............................       6,000   6,130,626
Encana Corp.
    6.500%, 05/15/19.............................       2,250   2,665,251
#   3.900%, 11/15/21.............................       7,700   7,983,214
Energizer Holdings, Inc.
    4.700%, 05/24/22.............................       8,935   9,378,641
Energy Transfer Partners L.P.
#   3.600%, 02/01/23.............................      11,000  10,691,021
Ensco P.L.C.
    4.700%, 03/15/21.............................       3,800   4,103,966
Enterprise Products Operating LLC
    5.200%, 09/01/20.............................       2,600   2,945,644
EOG Resources, Inc.
    5.625%, 06/01/19.............................       1,000   1,157,069
    4.100%, 02/01/21.............................       3,850   4,159,436
EQT Corp.
    8.125%, 06/01/19.............................       1,625   1,988,046
European Investment Bank
    2.875%, 09/15/20.............................       1,000   1,033,282
    4.000%, 02/16/21.............................       1,000   1,097,322
    2.500%, 10/31/22............................. GBP  10,000  16,415,968
Exelon Generation Co. LLC
#   4.250%, 06/15/22.............................       5,000   5,119,405
Express Scripts Holding Co.
    3.900%, 02/15/22.............................       5,000   5,182,160
Exxon Mobil Corp.
#   3.176%, 03/15/24.............................      35,000  35,297,675
FedEx Corp.
#   2.625%, 08/01/22.............................       6,500   6,166,069
Fifth Third Bancorp
    3.500%, 03/15/22.............................       7,500   7,600,432
FMC Technologies, Inc.
    3.450%, 10/01/22.............................       8,625   8,287,081
Ford Motor Credit Co. LLC
#   4.375%, 08/06/23.............................      11,000  11,521,224
Freeport-McMoRan Copper & Gold, Inc.
    3.550%, 03/01/22.............................       3,000   2,899,551
Gap, Inc. (The)
    5.950%, 04/12/21.............................       2,500   2,844,035
General Dynamics Corp.
    2.250%, 11/15/22.............................       7,500   7,029,127
General Electric Capital Corp.
    5.500%, 01/08/20.............................       2,700   3,114,561
General Mills, Inc.
#   3.150%, 12/15/21.............................       3,000   3,028,908

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
Genworth Holdings, Inc.
#   7.625%, 09/24/21............................. $     3,060 $ 3,822,411
    4.800%, 02/15/24.............................       5,290   5,606,019
Georgia Power Co.
    4.250%, 12/01/19.............................       3,492   3,814,832
#   2.850%, 05/15/22.............................       2,550   2,495,535
Gilead Sciences, Inc.
    3.700%, 04/01/24.............................      10,000  10,143,370
GlaxoSmithKline Capital, Inc.
    2.800%, 03/18/23.............................       3,500   3,386,460
Goldman Sachs Group, Inc. (The)
    6.000%, 06/15/20.............................       2,150   2,485,034
    5.250%, 07/27/21.............................       5,500   6,104,785
    4.000%, 03/03/24.............................       7,000   7,020,510
Google, Inc.
    3.625%, 05/19/21.............................       1,000   1,062,017
Great Plains Energy, Inc.
    4.850%, 06/01/21.............................       2,000   2,167,398
Halliburton Co.
#   5.900%, 09/15/18.............................       1,000   1,159,174
    6.150%, 09/15/19.............................       2,360   2,806,045
Hartford Financial Services Group, Inc. (The)
#   5.500%, 03/30/20.............................       3,185   3,637,901
    5.125%, 04/15/22.............................       3,000   3,367,974
Hershey Co. (The)
#   2.625%, 05/01/23.............................       1,527   1,459,667
Hess Corp.
    8.125%, 02/15/19.............................       3,745   4,716,049
Hewlett-Packard Co.
    4.375%, 09/15/21.............................       2,500   2,638,595
Home Depot, Inc. (The)
#   4.400%, 04/01/21.............................       6,000   6,677,262
#   2.700%, 04/01/23.............................       2,000   1,915,024
Hormel Foods Corp.
    4.125%, 04/15/21.............................       2,310   2,459,284
HSBC Holdings P.L.C.
#   4.000%, 03/30/22.............................       3,000   3,152,820
Husky Energy, Inc.
    7.250%, 12/15/19.............................       2,500   3,082,055
Indiana Michigan Power Co.
    7.000%, 03/15/19.............................         235     284,024
Integrys Energy Group, Inc.
    4.170%, 11/01/20.............................       1,000   1,049,613
Intel Corp.
#   3.300%, 10/01/21.............................       7,400   7,619,195
    2.700%, 12/15/22.............................       3,000   2,893,719
Inter-American Development Bank
    7.000%, 06/15/25.............................       6,000   7,983,408
    6.750%, 07/15/27.............................       3,000   4,060,218
International Bank for Reconstruction &
 Development
    7.625%, 01/19/23.............................       7,700  10,656,646

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
International Business Machines Corp.
    1.875%, 08/01/22............................. $       700 $   637,908
    3.375%, 08/01/23.............................       6,810   6,821,495
John Deere Capital Corp.
    2.750%, 03/15/22.............................       5,000   4,898,100
Johnson & Johnson
    2.950%, 09/01/20.............................       3,000   3,129,558
#   3.375%, 12/05/23.............................      10,000  10,315,910
JPMorgan Chase & Co.
    6.300%, 04/23/19.............................       3,500   4,138,372
    4.950%, 03/25/20.............................         630     704,720
    4.350%, 08/15/21.............................       5,200   5,594,685
Juniper Networks, Inc.
    4.600%, 03/15/21.............................       4,000   4,240,316
Kellogg Co.
    3.250%, 05/21/18.............................       2,315   2,418,254
Kerr-McGee Corp.
    6.950%, 07/01/24.............................       4,900   6,150,926
KeyCorp
    5.100%, 03/24/21.............................       7,000   7,911,372
KFW
    2.750%, 09/08/20.............................       2,000   2,052,328
    2.625%, 01/25/22.............................       3,000   3,002,883
Kimberly-Clark Corp.
    2.400%, 06/01/23.............................       4,130   3,870,586
Kinder Morgan Energy Partners L.P.
    5.300%, 09/15/20.............................       2,000   2,223,630
    5.800%, 03/01/21.............................         550     622,474
    4.150%, 03/01/22.............................       2,400   2,462,299
#   3.500%, 09/01/23.............................       5,000   4,786,850
Kohl's Corp.
#   3.250%, 02/01/23.............................       2,000   1,896,854
    4.750%, 12/15/23.............................      10,000  10,427,470
Koninklijke Philips NV
    3.750%, 03/15/22.............................       2,322   2,407,921
Kraft Foods Group, Inc.
    3.500%, 06/06/22.............................       6,600   6,705,481
Kroger Co. (The)
    3.850%, 08/01/23.............................       7,000   7,104,685
Laboratory Corp. of America Holdings
    4.000%, 11/01/23.............................       6,000   6,017,142
Lincoln National Corp.
    6.250%, 02/15/20.............................         180     211,501
Lloyds Bank P.L.C.
    6.375%, 01/21/21.............................       2,500   3,008,770
Loews Corp.
    2.625%, 05/15/23.............................       2,865   2,680,173
Lorillard Tobacco Co.
#   6.875%, 05/01/20.............................       2,000   2,361,380
Lowe's Cos., Inc.
#   3.120%, 04/15/22.............................       2,000   2,021,464
LyondellBasell Industries NV
    5.750%, 04/15/24.............................       4,000   4,661,344

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
Macy's Retail Holdings, Inc.
#   3.875%, 01/15/22............................. $     4,446 $ 4,615,530
#   2.875%, 02/15/23.............................       3,500   3,314,626
Magellan Midstream Partners L.P.
    4.250%, 02/01/21.............................       3,370   3,635,162
Manitoba, Province of Canada
#   2.100%, 09/06/22.............................       3,000   2,819,352
Marathon Oil Corp.
    2.800%, 11/01/22.............................       6,000   5,705,238
Markel Corp.
    5.350%, 06/01/21.............................       4,200   4,690,430
#   3.625%, 03/30/23.............................       2,000   1,976,226
Marsh & McLennan Cos., Inc.
    9.250%, 04/15/19.............................         225     293,462
McDonald's Corp.
#   2.625%, 01/15/22.............................       2,900   2,825,087
Medtronic, Inc.
    4.450%, 03/15/20.............................       1,840   2,035,082
    3.125%, 03/15/22.............................       3,407   3,430,433
Merck & Co., Inc.
#   2.800%, 05/18/23.............................       8,000   7,687,680
MetLife, Inc.
    7.717%, 02/15/19.............................       5,975   7,466,904
#   3.600%, 04/10/24.............................       6,208   6,252,747
Microsoft Corp.
#   3.000%, 10/01/20.............................       2,000   2,070,358
Mobil Corp.
    8.625%, 08/15/21.............................       2,013   2,763,587
Molson Coors Brewing Co.
#   3.500%, 05/01/22.............................      10,204  10,230,010
Mondelez International, Inc.
    4.000%, 02/01/24.............................      12,000  12,282,492
Monsanto Co.
    5.500%, 08/15/25.............................       3,500   4,146,317
Morgan Stanley
    5.500%, 07/28/21.............................       8,320   9,412,341
#   3.875%, 04/29/24.............................       6,000   5,961,576
Mosaic Co. (The)
    4.250%, 11/15/23.............................       3,000   3,103,845
Motorola Solutions, Inc.
    3.750%, 05/15/22.............................       3,000   2,991,084
    3.500%, 03/01/23.............................       5,000   4,814,355
Murphy Oil Corp.
    4.000%, 06/01/22.............................       2,000   2,006,274
Mylan, Inc.
#   4.200%, 11/29/23.............................       5,000   5,158,460
National Australia Bank, Ltd.
#   3.000%, 01/20/23.............................      10,000   9,617,560
National Oilwell Varco, Inc.
#   2.600%, 12/01/22.............................       8,500   8,118,231
NetApp, Inc.
    3.250%, 12/15/22.............................       1,700   1,595,627
New Brunswick, Province of Canada
    9.750%, 05/15/20.............................       1,000   1,374,058

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
Newell Rubbermaid, Inc.
#   4.000%, 06/15/22............................. $     4,000 $4,102,328
Nisource Finance Corp.
#   6.125%, 03/01/22.............................       6,425  7,477,717
#   3.850%, 02/15/23.............................       1,100  1,111,707
Noble Energy, Inc.
    4.150%, 12/15/21.............................       5,000  5,334,795
Noble Holding International, Ltd.
#   3.950%, 03/15/22.............................       4,100  4,109,979
Nordstrom, Inc.
#   4.000%, 10/15/21.............................       1,500  1,594,130
Northeast Utilities
    4.500%, 11/15/19.............................       1,900  2,065,973
Northern Trust Corp.
    3.450%, 11/04/20.............................         450    474,552
    3.375%, 08/23/21.............................       4,400  4,559,047
    2.375%, 08/02/22.............................       3,016  2,878,522
Northrop Grumman Corp.
#   5.050%, 08/01/19.............................       1,125  1,253,656
    3.500%, 03/15/21.............................       2,256  2,317,253
    3.250%, 08/01/23.............................       4,000  3,905,064
Novartis Capital Corp.
    4.400%, 04/24/20.............................       4,000  4,434,464
    3.400%, 05/06/24.............................         500    504,522
Nucor Corp.
    4.000%, 08/01/23.............................       3,500  3,546,662
Occidental Petroleum Corp.
#   2.700%, 02/15/23.............................       8,650  8,261,390
Ohio Power Co.
#   5.375%, 10/01/21.............................       3,606  4,182,992
Omnicom Group, Inc.
    4.450%, 08/15/20.............................       3,650  3,932,466
ONEOK Partners L.P.
    8.625%, 03/01/19.............................       4,200  5,256,497
Ontario, Province of Canada
#   2.450%, 06/29/22.............................       1,700  1,634,800
Oracle Corp.
    5.000%, 07/08/19.............................       2,100  2,386,730
    2.500%, 10/15/22.............................       3,000  2,862,144
Orange SA
    5.375%, 07/08/19.............................       2,350  2,662,068
#   4.125%, 09/14/21.............................       2,900  3,050,588
Pacific Gas & Electric Co.
    3.850%, 11/15/23.............................       5,000  5,119,030
Packaging Corp. of America
    4.500%, 11/01/23.............................       6,075  6,378,234
PepsiCo, Inc.
    4.500%, 01/15/20.............................       1,575  1,740,830
#   2.750%, 03/05/22.............................       2,404  2,353,509
Pfizer, Inc.
#   3.000%, 06/15/23.............................       3,000  2,919,651
Philip Morris International, Inc.
#   2.500%, 08/22/22.............................       1,504  1,431,676

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
Plains All American Pipeline L.P. / PAA Finance
 Corp.
    5.000%, 02/01/21............................. $     1,000 $1,117,724
    2.850%, 01/31/23.............................       4,000  3,798,908
PNC Funding Corp.
    4.375%, 08/11/20.............................       4,730  5,151,339
#   3.300%, 03/08/22.............................       1,466  1,484,719
PPG Industries, Inc.
    2.700%, 08/15/22.............................       1,000    952,402
PPL Energy Supply LLC
#   4.600%, 12/15/21.............................       9,815  9,995,596
Praxair, Inc.
#   4.050%, 03/15/21.............................       3,800  4,092,600
    2.200%, 08/15/22.............................       1,250  1,160,293
Precision Castparts Corp.
#   2.500%, 01/15/23.............................       8,000  7,575,856
Principal Financial Group, Inc.
    8.875%, 05/15/19.............................         330    421,201
    3.125%, 05/15/23.............................       5,096  4,898,163
Private Export Funding Corp.
    4.300%, 12/15/21.............................       1,407  1,572,030
Procter & Gamble Co. (The)
#   2.300%, 02/06/22.............................       4,000  3,846,996
Progress Energy, Inc.
#   7.050%, 03/15/19.............................       2,000  2,420,762
Progressive Corp. (The)
    3.750%, 08/23/21.............................       6,800  7,203,716
Prudential Financial, Inc.
#   5.375%, 06/21/20.............................       4,170  4,759,338
Quebec, Province of Canada
#   2.625%, 02/13/23.............................       7,000  6,701,702
Quest Diagnostics, Inc.
#   4.700%, 04/01/21.............................       6,770  7,262,978
Raytheon Co.
    3.125%, 10/15/20.............................       2,900  2,987,354
    2.500%, 12/15/22.............................       2,200  2,079,570
Reinsurance Group of America, Inc.
    5.000%, 06/01/21.............................       1,500  1,639,535
#   4.700%, 09/15/23.............................       6,000  6,323,478
Republic Services, Inc.
    3.550%, 06/01/22.............................       4,000  4,043,900
Reynolds American, Inc.
    3.250%, 11/01/22.............................       6,850  6,534,092
Rio Tinto Finance USA, Ltd.
#   4.125%, 05/20/21.............................       3,800  4,041,406
Rogers Communications, Inc.
    3.000%, 03/15/23.............................       2,759  2,635,667
Rowan Cos., Inc.
    7.875%, 08/01/19.............................         600    734,135
Royal Bank of Scotland P.L.C. (The)
    6.125%, 01/11/21.............................       2,000  2,346,338
Safeway, Inc.
    5.000%, 08/15/19.............................       2,025  2,089,822

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
SCANA Corp.
    6.250%, 04/01/20............................. $     1,750 $ 1,971,482
#   4.125%, 02/01/22.............................       3,035   3,073,372
Sempra Energy
    9.800%, 02/15/19.............................         160     212,589
#   4.050%, 12/01/23.............................       6,570   6,789,589
Shell International Finance BV
    4.300%, 09/22/19.............................       1,500   1,661,886
#   4.375%, 03/25/20.............................       3,000   3,324,570
#   3.400%, 08/12/23.............................      10,000  10,084,410
Southwestern Public Service Co.
    8.750%, 12/01/18.............................         350     448,594
Spectra Energy Partners L.P.
#   4.750%, 03/15/24.............................       5,000   5,349,020
St Jude Medical, Inc.
#   3.250%, 04/15/23.............................       5,000   4,892,160
StanCorp Financial Group, Inc.
    5.000%, 08/15/22.............................       5,000   5,117,665
Starwood Hotels & Resorts Worldwide, Inc.
#   3.125%, 02/15/23.............................       5,000   4,730,840
State Street Corp.
#   4.375%, 03/07/21.............................       6,200   6,838,991
Statoil ASA
    2.650%, 01/15/24.............................      10,860  10,258,052
Sumitomo Mitsui Banking Corp.
    3.950%, 07/19/23.............................       9,160   9,493,937
Sunoco Logistics Partners Operations L.P.
    4.650%, 02/15/22.............................       2,895   3,072,594
SunTrust Bank
    2.750%, 05/01/23.............................       4,900   4,624,762
Talisman Energy, Inc.
    7.750%, 06/01/19.............................       2,760   3,371,936
Target Corp.
    3.875%, 07/15/20.............................       2,000   2,148,060
#   2.900%, 01/15/22.............................       7,676   7,569,780
TD Ameritrade Holding Corp.
    5.600%, 12/01/19.............................       2,952   3,427,868
Teck Resources, Ltd.
#   3.750%, 02/01/23.............................       6,600   6,289,741
Thermo Fisher Scientific, Inc.
    4.500%, 03/01/21.............................       4,000   4,341,008
Time Warner, Inc.
    4.750%, 03/29/21.............................       2,200   2,426,299
    4.000%, 01/15/22.............................       1,800   1,874,596
TJX Cos., Inc. (The)
#   2.500%, 05/15/23.............................       6,440   6,039,039
Total Capital International SA
    3.750%, 04/10/24.............................      10,000  10,305,770
Total Capital SA
    4.450%, 06/24/20.............................       3,000   3,321,090
Toyota Motor Credit Corp.
    4.250%, 01/11/21.............................       1,200   1,307,398
    3.300%, 01/12/22.............................      10,165  10,377,448

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
TransAlta Corp.
#   4.500%, 11/15/22............................. $     6,038 $6,023,889
TransCanada PipeLines, Ltd.
    7.125%, 01/15/19.............................         915  1,111,313
#   3.800%, 10/01/20.............................       2,000  2,119,640
    2.500%, 08/01/22.............................       5,112  4,839,127
Travelers Cos., Inc. (The)
    3.900%, 11/01/20.............................       4,200  4,484,235
Tyson Foods, Inc.
    4.500%, 06/15/22.............................       4,000  4,232,472
UBS AG
    4.875%, 08/04/20.............................       5,928  6,605,280
Unilever Capital Corp.
    4.250%, 02/10/21.............................       3,500  3,839,307
UnionBanCal Corp.
#   3.500%, 06/18/22.............................       8,550  8,699,317
United Parcel Service, Inc.
    3.125%, 01/15/21.............................       2,000  2,063,692
United Technologies Corp.
    4.500%, 04/15/20.............................       1,925  2,140,475
UnitedHealth Group, Inc.
    2.750%, 02/15/23.............................       7,750  7,425,430
Unum Group
    5.625%, 09/15/20.............................       3,500  3,990,486
US Bancorp
    3.000%, 03/15/22.............................       3,000  2,988,861
Valero Energy Corp.
    9.375%, 03/15/19.............................       2,375  3,100,888
Verizon Communications, Inc.
    4.600%, 04/01/21.............................       4,050  4,424,107
    5.150%, 09/15/23.............................       9,000  9,916,974
VF Corp.
    3.500%, 09/01/21.............................       2,000  2,066,754
Viacom, Inc.
#   4.500%, 03/01/21.............................       2,900  3,134,259
Vodafone Group P.L.C.
    4.375%, 03/16/21.............................       4,500  4,859,901
    2.500%, 09/26/22.............................       9,000  8,329,653
Wal-Mart Stores, Inc.
    3.625%, 07/08/20.............................       3,075  3,287,381
    4.250%, 04/15/21.............................       4,000  4,388,064
#   2.550%, 04/11/23.............................       5,000  4,759,220
Walgreen Co.
    5.250%, 01/15/19.............................       1,320  1,499,606
#   3.100%, 09/15/22.............................       2,124  2,062,340
Walt Disney Co. (The)
    2.550%, 02/15/22.............................       4,000  3,896,736
Waste Management, Inc.
#   4.600%, 03/01/21.............................       2,860  3,112,106
WellPoint, Inc.
#   3.125%, 05/15/22.............................       4,900  4,794,797
Wells Fargo & Co.
    4.600%, 04/01/21.............................       2,100  2,325,628
    3.500%, 03/08/22.............................       9,700  9,952,219

                                                       Face
                                                      Amount^     Value+
                                                      -------     ------
                                                       (000)
Western Union Co. (The)
    3.650%, 08/22/18............................. $     3,000 $    3,104,460
#   5.253%, 04/01/20.............................       3,568      3,892,235
Westpac Banking Corp.
#   4.875%, 11/19/19.............................       2,250      2,520,592
Whirlpool Corp.
    4.700%, 06/01/22.............................       3,000      3,226,452
Williams Partners L.P.
    4.000%, 11/15/21.............................       3,500      3,600,142
    3.350%, 08/15/22.............................       1,300      1,262,953
Wisconsin Electric Power Co.
    2.950%, 09/15/21.............................       6,675      6,730,783
Wisconsin Power & Light Co.
    5.000%, 07/15/19.............................         500        558,610
WR Berkley Corp.
#   5.375%, 09/15/20.............................         800        880,822
Wyndham Worldwide Corp.
    3.900%, 03/01/23.............................       3,027      2,997,190
Xerox Corp.
#   4.500%, 05/15/21.............................       5,000      5,362,805
Yum! Brands, Inc.
    3.750%, 11/01/21.............................       5,830      5,947,673
Zimmer Holdings, Inc.
    4.625%, 11/30/19.............................       2,500      2,774,025
Zoetis, Inc.
#   3.250%, 02/01/23.............................       3,000      2,923,266
                                                              --------------
TOTAL BONDS......................................              1,666,813,436
                                                              --------------

                                                       Shares/
                                                        Face
                                                       Amount
                                                       -------
                                                        (000)
SECURITIES LENDING COLLATERAL -- (15.5%)
(S)@  DFA Short Term Investment Fund...............   27,639,387 $  319,787,705
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $2,047,186,438)..............................             $2,057,737,667
                                                                 ==============

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                ----------------------------------------------
                                Level 1     Level 2     Level 3      Total
                                ------- --------------  ------- --------------
 Agency Obligations............   --    $   71,136,526    --    $   71,136,526
 Bonds.........................   --     1,666,813,436    --     1,666,813,436
 Securities Lending Collateral.   --       319,787,705    --       319,787,705
 Forward Currency Contracts**..   --          (112,052)   --          (112,052)
                                  --    --------------    --    --------------
 TOTAL.........................   --    $2,057,625,615    --    $2,057,625,615
                                  ==    ==============    ==    ==============

  **Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment. (Note G)

                See accompanying Notes to Financial Statements.

                        DFA INVESTMENT GRADE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                                       Shares       Value+
                                                                     ---------- --------------
AFFILIATED INVESTMENT COMPANIES -- (99.7%)
Investment in DFA Intermediate-Term Extended Quality Portfolio of
  DFA Investment Dimensions Group Inc............................... 99,795,635 $1,063,821,468
Investment in DFA Intermediate Government Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc............................... 56,712,931    708,911,640
Investment in DFA Short-Term Extended Quality Portfolio of
  DFA Investment Dimensions Group Inc............................... 10,992,224    119,265,627
Investment in DFA Short-Term Government Portfolio of
  DFA Investment Dimensions Group Inc...............................  7,385,237     78,800,476
                                                                                --------------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $1,972,805,064)..........................................             1,970,799,211
                                                                                --------------

TEMPORARY CASH INVESTMENTS -- (0.3%)
State Street Institutional Liquid Reserves, 0.074%
  (Cost $5,280,705).................................................  5,280,705      5,280,705
                                                                                --------------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $1,978,085,769)..........................................            $1,976,079,916
                                                                                ==============

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                                  ---------------------------------------------
                                     Level 1     Level 2 Level 3     Total
                                  -------------- ------- ------- --------------
 Affiliated Investment Companies. $1,970,799,211   --      --    $1,970,799,211
 Temporary Cash Investments......      5,280,705   --      --         5,280,705
                                  --------------   --      --    --------------
 TOTAL........................... $1,976,079,916   --      --    $1,976,079,916
                                  ==============   ==      ==    ==============

                See accompanying Notes to Financial Statements.

                 DFA INFLATION-PROTECTED SECURITIES PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                                 Face
                                                               Amount^^^      Value+
                                                              ----------- --------------
                                                                 (000)
U.S. TREASURY OBLIGATIONS -- (99.4%)
Treasury Inflation Protected Security
  1.375%, 07/15/18........................................... $    47,100 $   55,828,374
  2.125%, 01/15/19...........................................     205,800    252,411,139
  1.875%, 07/15/19...........................................     224,000    275,695,303
  1.375%, 01/15/20...........................................     125,300    147,840,187
  1.250%, 07/15/20...........................................     161,800    188,928,006
  1.125%, 01/15/21...........................................     166,400    190,862,535
  0.625%, 07/15/21...........................................     141,500    152,920,482
  0.125%, 01/15/22...........................................     100,000    102,527,891
  0.125%, 07/15/22...........................................     100,500    101,391,123
  0.125%, 01/15/23...........................................     167,800    166,791,215
  0.375%, 07/15/23...........................................     103,000    103,875,907
  2.375%, 01/15/25...........................................      78,000    115,604,677
  2.000%, 01/15/26...........................................      76,800    104,880,913
  2.375%, 01/15/27...........................................      72,300    101,369,488
  1.750%, 01/15/28...........................................      50,700     63,962,172
  3.625%, 04/15/28...........................................      62,700    125,507,394
  2.500%, 01/15/29...........................................      61,000     82,350,479
  3.875%, 04/15/29...........................................      61,345    125,569,235
  3.375%, 04/15/32...........................................      10,000     18,621,094
                                                                          --------------
TOTAL U.S. TREASURY OBLIGATIONS..............................              2,476,937,614
                                                                          --------------

                                                                Shares
                                                              -----------
TEMPORARY CASH INVESTMENTS -- (0.6%)
State Street Institutional U.S. Government Money Market Fund.  15,523,116     15,523,116
                                                                          --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $2,425,086,682).......................................             $2,492,460,730
                                                                          ==============

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                 Investments in Securities (Market Value)
                             -------------------------------------------------
                               Level 1      Level 2     Level 3     Total
                             ----------- -------------- ------- --------------
 U.S. Treasury Obligations..          -- $2,476,937,614   --    $2,476,937,614
 Temporary Cash Investments. $15,523,116             --   --        15,523,116
                             ----------- --------------   --    --------------
 TOTAL...................... $15,523,116 $2,476,937,614   --    $2,492,460,730
                             =========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                   DFA SHORT-DURATION REAL RETURN PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                         Face
                                                        Amount^   Value+
                                                        -------   ------
                                                         (000)
BONDS -- (93.1%)
AUSTRALIA -- (3.1%)
Australia & New Zealand Banking Group, Ltd.
     1.875%, 10/06/17.............................. $       358 $   363,134
     1.450%, 05/15/18..............................         358     351,406
BHP Billiton Finance USA, Ltd.
     1.875%, 11/21/16..............................       1,300   1,335,649
     1.625%, 02/24/17..............................         824     837,884
Commonwealth Bank of Australia
     1.125%, 03/13/17..............................       4,000   3,996,792
     1.900%, 09/18/17..............................         787     797,924
     2.500%, 09/20/18..............................         916     935,155
National Australia Bank, Ltd.
     1.300%, 07/25/16..............................         250     252,391
Rio Tinto Finance USA, Ltd.
     2.500%, 05/20/16..............................         597     617,088
     2.250%, 09/20/16..............................         572     589,223
Westpac Banking Corp.
     3.000%, 12/09/15..............................         465     482,658
     2.000%, 08/14/17..............................         501     510,529
                                                                -----------
TOTAL AUSTRALIA....................................              11,069,833
                                                                -----------

AUSTRIA -- (0.6%)
Austria Government International Bond
     1.750%, 06/17/16..............................         215     220,491
Oesterreichische Kontrollbank AG
     1.750%, 10/05/15..............................         136     138,764
     2.000%, 06/03/16..............................         272     279,941
     1.125%, 05/29/18..............................       1,431   1,409,220
                                                                -----------
TOTAL AUSTRIA......................................               2,048,416
                                                                -----------

BELGIUM -- (0.0%)
Belgium Government International Bond
     2.750%, 03/05/15..............................         143     145,861
                                                                -----------

CANADA -- (5.8%)
Bank of Montreal
     2.375%, 01/25/19..............................          24      24,247
Bank of Nova Scotia
     3.400%, 01/22/15..............................         143     146,132
     2.900%, 03/29/16..............................         715     745,267
British Columbia, Province of Canada
     2.850%, 06/15/15..............................         286     294,273
     2.100%, 05/18/16..............................         358     369,360
     1.200%, 04/25/17..............................         715     718,840
Canada Government International Bond
     0.875%, 02/14/17..............................         715     715,837

                                                         Face
                                                        Amount^   Value+
                                                        -------   ------
                                                         (000)
CANADA -- (Continued)
Canadian Imperial Bank of Commerce
     0.900%, 10/01/15.............................. $       813 $   818,299
Canadian National Railway Co.
     1.450%, 12/15/16..............................          36      36,506
Canadian Natural Resources, Ltd.
     5.700%, 05/15/17..............................         588     660,278
Encana Corp.
     5.900%, 12/01/17..............................         460     526,964
Export Development Canada
     2.250%, 05/28/15..............................          70      71,503
     1.250%, 10/26/16..............................         785     794,951
Manitoba, Province of Canada
     2.625%, 07/15/15..............................         572     587,952
Ontario, Province of Canada
     4.950%, 11/28/16..............................         715     789,143
     1.100%, 10/25/17..............................       4,000   3,972,080
     1.200%, 02/14/18..............................       1,431   1,416,362
Petro-Canada
     6.050%, 05/15/18..............................         429     495,302
Potash Corp. of Saskatchewan, Inc.
     3.750%, 09/30/15..............................       1,315   1,371,555
     3.250%, 12/01/17..............................         123     129,564
Royal Bank of Canada
     2.300%, 07/20/16..............................         393     406,540
     1.450%, 09/09/16..............................         871     883,625
     2.150%, 03/15/19..............................       1,700   1,702,016
Thomson Reuters Corp.
     1.300%, 02/23/17..............................       1,300   1,305,002
Toronto-Dominion Bank (The)
     2.375%, 10/19/16..............................         215     222,981
     2.625%, 09/10/18..............................         715     735,800
TransCanada PipeLines, Ltd.
     0.875%, 03/02/15..............................         279     280,035
     3.400%, 06/01/15..............................         429     442,078
                                                                -----------
TOTAL CANADA.......................................              20,662,492
                                                                -----------

DENMARK -- (0.2%)
Kommunekredit
     1.125%, 03/15/18..............................         715     704,644
                                                                -----------

FINLAND -- (1.0%)
Finland Government International Bond
     2.250%, 03/17/16..............................         501     517,734
Municipality Finance P.L.C.
     2.375%, 05/16/16..............................       1,432   1,482,936
     1.125%, 04/17/18..............................       1,789   1,758,605
                                                                -----------
TOTAL FINLAND......................................               3,759,275
                                                                -----------

DFA SHORT-DURATION REAL RETURN PORTFOLIO
CONTINUED

                                                          Face
                                                         Amount^   Value+
                                                         -------   ------
                                                          (000)
FRANCE -- (2.2%)
BNP Paribas SA
     3.250%, 03/11/15.............................. $        286 $  292,657
     1.250%, 12/12/16..............................        1,431  1,433,032
     2.375%, 09/14/17..............................          252    258,913
Caisse d'Amortissement de la Dette Sociale
     2.375%, 03/31/16..............................          358    370,432
     2.125%, 04/12/17..............................        1,059  1,090,149
Orange SA
     2.125%, 09/16/15..............................          465    472,802
     2.750%, 09/14/16..............................        1,000  1,039,149
Sanofi
     1.250%, 04/10/18..............................          744    732,887
Societe de Financement de l'Economie Francaise
     3.375%, 05/05/14..............................          143    143,000
     2.875%, 09/22/14..............................          215    217,176
Societe Generale SA
     2.750%, 10/12/17..............................          572    591,305
Total Capital International SA
     2.125%, 01/10/19..............................          781    790,441
Total Capital SA
     3.125%, 10/02/15..............................          358    371,289
                                                                 ----------
TOTAL FRANCE.......................................               7,803,232
                                                                 ----------

GERMANY -- (2.1%)
Deutsche Bank AG
     3.875%, 08/18/14..............................          229    231,337
     3.250%, 01/11/16..............................        1,000  1,041,317
     6.000%, 09/01/17..............................          862    981,406
FMS Wertmanagement AoeR
     1.000%, 11/21/17..............................        1,789  1,772,845
KFW
     2.000%, 06/01/16..............................           72     74,154
     4.875%, 01/17/17..............................          358    396,313
     1.250%, 02/15/17..............................        1,002  1,012,614
     0.875%, 09/05/17..............................          358    355,426
Landeskreditbank Baden- Wuerttemberg Foerderbank
     2.250%, 07/15/16..............................          558    576,530
Landwirtschaftliche Rentenbank
     0.875%, 09/12/17..............................          901    892,981
                                                                 ----------
TOTAL GERMANY......................................               7,334,923
                                                                 ----------

JAPAN -- (1.3%)
Development Bank of Japan, Inc.
     2.875%, 04/20/15..............................          100    102,453
     1.875%, 10/03/18..............................          594    595,075
Japan Bank for International Cooperation
     2.250%, 07/13/16..............................          358    370,127
     1.750%, 07/31/18..............................          358    358,633

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
JAPAN -- (Continued)
Nippon Telegraph & Telephone Corp.
    1.400%, 07/18/17.............................   $     102 $   102,307
Nomura Holdings, Inc.
    5.000%, 03/04/15.............................         215     222,601
    2.000%, 09/13/16.............................       1,528   1,548,295
Sumitomo Mitsui Banking Corp.
    2.450%, 01/10/19.............................       1,173   1,186,798
                                                              -----------
TOTAL JAPAN......................................               4,486,289
                                                              -----------

NETHERLANDS -- (3.0%)
Bank Nederlandse Gemeenten
    1.375%, 09/27/17.............................       1,002   1,005,066
    1.375%, 03/19/18.............................       1,790   1,779,120
Cooperatieve Centrale Raiffeisen-Boerenleenbank
 BA
    4.200%, 05/13/14.............................         429     429,343
    2.125%, 10/13/15.............................       1,178   1,205,515
    2.250%, 01/14/19.............................       3,356   3,370,270
Deutsche Telekom International Finance BV
    4.875%, 07/08/14.............................          75      75,581
Diageo Finance BV
    3.250%, 01/15/15.............................         358     365,333
Nederlandse Waterschapsbank NV
    3.000%, 03/17/15.............................         215     220,080
    2.125%, 06/16/16.............................         429     442,601
Shell International Finance BV
    1.125%, 08/21/17.............................         358     357,208
    2.000%, 11/15/18.............................       1,574   1,585,989
                                                              -----------
TOTAL NETHERLANDS................................              10,836,106
                                                              -----------

NEW ZEALAND -- (0.9%)
New Zealand Government Bond
    6.000%, 12/15/17............................. NZD   3,577   3,289,533
Westpac Securities NZ, Ltd.
    3.450%, 07/28/14.............................         100     100,755
                                                              -----------
TOTAL NEW ZEALAND................................               3,390,288
                                                              -----------

NORWAY -- (1.0%)
Kommunalbanken A.S.
    2.375%, 01/19/16.............................         108     111,581
    1.000%, 09/26/17.............................         286     283,480
    1.000%, 03/15/18.............................       2,146   2,107,364
Statoil ASA
    1.200%, 01/17/18.............................         168     165,690
    1.150%, 05/15/18.............................         236     231,203
    1.950%, 11/08/18.............................         715     717,033
                                                              -----------
TOTAL NORWAY.....................................               3,616,351
                                                              -----------

DFA SHORT-DURATION REAL RETURN PORTFOLIO
CONTINUED

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
SINGAPORE -- (0.2%)
Singapore Government Bond
    0.500%, 04/01/18............................. SGD     715 $  561,599
                                                              ----------

SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (1.9%)
African Development Bank
    1.125%, 03/15/17.............................         501    503,806
Asian Development Bank
    1.125%, 03/15/17.............................         358    360,105
    1.750%, 09/11/18.............................         639    644,458
Council Of Europe Development Bank
    1.500%, 06/19/17.............................         930    941,774
EUROFIMA
    5.250%, 04/07/16.............................         358    390,066
European Bank for Reconstruction & Development
    2.750%, 04/20/15.............................         143    146,442
European Investment Bank
    4.875%, 01/17/17.............................         358    396,417
    1.625%, 06/15/17.............................         286    290,965
    1.125%, 09/15/17.............................         215    214,637
Inter-American Development Bank
    1.125%, 03/15/17.............................          59     59,564
    0.875%, 03/15/18.............................         715    700,411
International Bank for Reconstruction &
 Development
    2.375%, 05/26/15.............................         143    146,416
    1.000%, 09/15/16.............................         143    144,092
    0.875%, 04/17/17.............................         859    858,310
International Finance Corp.
    0.875%, 06/15/18.............................         215    209,870
Nordic Investment Bank
    0.750%, 01/17/18.............................         787    771,145
                                                              ----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.....              6,778,478
                                                              ----------

SWEDEN -- (0.9%)
Kommuninvest I Sverige AB
    1.000%, 10/24/17.............................       1,776  1,759,789
Svensk Exportkredit AB
    2.125%, 07/13/16.............................         715    736,934
    1.750%, 05/30/17.............................         358    365,074
Svenska Handelsbanken AB
    2.500%, 01/25/19.............................         358    363,367
                                                              ----------
TOTAL SWEDEN.....................................              3,225,164
                                                              ----------

SWITZERLAND -- (0.8%)
Credit Suisse New York
    3.500%, 03/23/15.............................         250    256,847
Noble Holding International, Ltd.
    2.500%, 03/15/17.............................         778    794,129

                                                       Face
                                                      Amount^   Value+
                                                      -------   ------
                                                       (000)
SWITZERLAND -- (Continued)
UBS AG
    3.875%, 01/15/15.............................   $     353 $   361,427
    5.875%, 12/20/17.............................         372     425,471
    5.750%, 04/25/18.............................       1,000   1,145,638
                                                              -----------
TOTAL SWITZERLAND................................               2,983,512
                                                              -----------

UNITED KINGDOM -- (6.1%)
Barclays Bank P.L.C.
    5.200%, 07/10/14.............................         653     658,784
    2.500%, 02/20/19.............................       1,000   1,009,738
BP Capital Markets P.L.C.
    3.125%, 10/01/15.............................         408     423,014
    2.248%, 11/01/16.............................       1,651   1,705,887
    1.846%, 05/05/17.............................         250     254,793
British Telecommunications P.L.C.
    2.000%, 06/22/15.............................         874     887,322
    1.250%, 02/14/17.............................         272     272,222
Diageo Capital P.L.C.
    1.500%, 05/11/17.............................         890     899,910
Ensco P.L.C.
    3.250%, 03/15/16.............................       1,375   1,436,465
GlaxoSmithKline Capital P.L.C.
    1.500%, 05/08/17.............................       1,498   1,513,302
Lloyds Bank P.L.C.
    4.875%, 01/21/16.............................       1,002   1,071,698
    4.200%, 03/28/17.............................         780     844,022
Network Rail Infrastructure Finance P.L.C.
    1.250%, 08/31/16.............................         329     333,333
Royal Bank of Scotland Group P.L.C.
    2.550%, 09/18/15.............................       1,288   1,315,534
United Kingdom Gilt
    1.000%, 09/07/17............................. GBP   3,005   5,013,923
    1.250%, 07/22/18............................. GBP   1,359   2,254,343
Vodafone Group P.L.C.
    5.625%, 02/27/17.............................         358     400,982
    1.250%, 09/26/17.............................       1,500   1,487,466
                                                              -----------
TOTAL UNITED KINGDOM.............................              21,782,738
                                                              -----------

UNITED STATES -- (62.0%)
3M Co.
    1.375%, 09/29/16.............................         715     727,936
    1.000%, 06/26/17.............................         501     500,790
ABB Finance USA, Inc.
    1.625%, 05/08/17.............................         189     190,396
AbbVie, Inc.
    1.200%, 11/06/15.............................         358     360,970
ACE INA Holdings, Inc.
    5.600%, 05/15/15.............................         255     268,067
    2.600%, 11/23/15.............................       1,216   1,253,381
Actavis, Inc.
    1.875%, 10/01/17.............................       1,276   1,287,005

DFA SHORT-DURATION REAL RETURN PORTFOLIO
CONTINUED

                                                          Face
                                                         Amount^   Value+
                                                         -------   ------
                                                          (000)
UNITED STATES -- (Continued)
Adobe Systems, Inc.
     3.250%, 02/01/15.............................. $        715 $  729,242
Aetna, Inc.
     2.200%, 03/15/19..............................        1,340  1,340,352
Aflac, Inc.
     3.450%, 08/15/15..............................          134    139,038
     2.650%, 02/15/17..............................        1,515  1,577,636
Agilent Technologies, Inc.
     6.500%, 11/01/17..............................          907  1,040,462
Air Products & Chemicals, Inc.
     2.000%, 08/02/16..............................          919    944,187
Allergan, Inc.
     5.750%, 04/01/16..............................           40     43,367
Altria Group, Inc.
     4.125%, 09/11/15..............................          610    638,320
Amazon.com, Inc.
     0.650%, 11/27/15..............................          382    382,864
American Express Credit Corp.
     2.800%, 09/19/16..............................        1,481  1,546,736
American Honda Finance Corp.
     2.125%, 10/10/18..............................        2,196  2,220,261
American International Group, Inc.
     5.600%, 10/18/16..............................          968  1,071,274
     5.850%, 01/16/18..............................          556    634,594
Ameriprise Financial, Inc.
     5.650%, 11/15/15..............................           72     77,115
Amgen, Inc.
     4.850%, 11/18/14..............................          398    407,661
     2.125%, 05/15/17..............................        1,000  1,024,609
Anadarko Petroleum Corp.
     5.950%, 09/15/16..............................        1,355  1,510,284
Anheuser-Busch Cos., LLC
     5.000%, 01/15/15..............................          143    147,552
     5.050%, 10/15/16..............................          379    416,996
Anheuser-Busch InBev Worldwide, Inc.
     1.375%, 07/15/17..............................        1,717  1,730,504
Aon Corp.
     3.500%, 09/30/15..............................        1,715  1,779,349
Apache Corp.
     5.625%, 01/15/17..............................          527    589,181
     1.750%, 04/15/17..............................          358    363,850
Apple, Inc.
     1.000%, 05/03/18..............................          572    558,468
Applied Materials, Inc.
     2.650%, 06/15/16..............................          297    307,626
Assurant, Inc.
     2.500%, 03/15/18..............................          715    715,672
AT&T, Inc.
     2.500%, 08/15/15..............................        1,216  1,246,078
     2.400%, 08/15/16..............................          465    479,788
     1.600%, 02/15/17..............................          358    362,159
Autodesk, Inc.
     1.950%, 12/15/17..............................           75     75,565

                                                          Face
                                                         Amount^   Value+
                                                         -------   ------
                                                          (000)
UNITED STATES -- (Continued)
AutoZone, Inc.
     6.950%, 06/15/16.............................. $         54 $   60,351
     1.300%, 01/13/17..............................        1,035  1,033,537
Avnet, Inc.
     6.000%, 09/01/15..............................          143    152,142
Baker Hughes, Inc.
     7.500%, 11/15/18..............................           66     80,983
Bank of America Corp.
     4.500%, 04/01/15..............................          715    740,046
     3.750%, 07/12/16..............................          715    754,942
     2.000%, 01/11/18..............................          415    415,672
Bank of New York Mellon Corp. (The)
     4.300%, 05/15/14..............................          143    143,154
     2.950%, 06/18/15..............................          452    464,735
     2.100%, 01/15/19..............................        1,000    998,480
Baxter International, Inc.
     1.850%, 06/15/18..............................        1,400  1,394,819
BB&T Corp.
     2.150%, 03/22/17..............................          411    421,096
     1.450%, 01/12/18..............................          141    139,526
Beam, Inc.
     1.750%, 06/15/18..............................        1,431  1,403,379
Becton Dickinson and Co.
     1.750%, 11/08/16..............................        1,882  1,923,272
Bemis Co., Inc.
     5.650%, 08/01/14..............................          143    144,750
Berkshire Hathaway Finance Corp.
     0.950%, 08/15/16..............................          715    719,609
     1.600%, 05/15/17..............................           72     72,975
     1.300%, 05/15/18..............................          114    112,654
Berkshire Hathaway, Inc.
     2.200%, 08/15/16..............................          358    369,829
     1.900%, 01/31/17..............................          358    367,128
BlackRock, Inc.
     3.500%, 12/10/14..............................          465    474,165
Boeing Capital Corp.
     2.900%, 08/15/18..............................          546    572,324
Boston Scientific Corp.
     6.400%, 06/15/16..............................           72     79,758
Branch Banking & Trust Co.
     2.300%, 10/15/18..............................        1,073  1,085,757
Bristol-Myers Squibb Co.
     1.750%, 03/01/19..............................        1,500  1,480,518
Brown-Forman Corp.
     1.000%, 01/15/18..............................          495    481,704
Buckeye Partners L.P.
     2.650%, 11/15/18..............................          261    259,521
Campbell Soup Co.
     3.050%, 07/15/17..............................        1,500  1,574,466
Capital One Financial Corp.
     7.375%, 05/23/14..............................          787    789,738
     2.150%, 03/23/15..............................          214    217,166
     2.450%, 04/24/19..............................          900    901,906

DFA SHORT-DURATION REAL RETURN PORTFOLIO
CONTINUED

                                                          Face
                                                         Amount^   Value+
                                                         -------   ------
                                                          (000)
UNITED STATES -- (Continued)
Cardinal Health, Inc.
     1.700%, 03/15/18.............................. $      1,919 $1,905,901
Caterpillar Financial Services Corp.
     4.750%, 02/17/15..............................          250    258,829
     2.650%, 04/01/16..............................          572    593,027
     1.000%, 11/25/16..............................          715    717,989
     2.450%, 09/06/18..............................          545    557,781
CBS Corp.
     1.950%, 07/01/17..............................          621    631,435
Celgene Corp.
     2.450%, 10/15/15..............................          297    303,745
CenterPoint Energy Resources Corp.
     6.125%, 11/01/17..............................           39     44,504
CF Industries, Inc.
     6.875%, 05/01/18..............................          913  1,073,849
Charles Schwab Corp. (The)
     2.200%, 07/25/18..............................          372    376,956
Chevron Corp.
     1.104%, 12/05/17..............................          383    380,599
     1.718%, 06/24/18..............................        1,907  1,911,022
Cigna Corp.
     2.750%, 11/15/16..............................          739    771,308
Citigroup, Inc.
     4.450%, 01/10/17..............................          501    541,144
     6.000%, 08/15/17..............................          501    567,608
     2.500%, 09/26/18..............................          501    506,332
Coca-Cola Co. (The)
     1.500%, 11/15/15..............................          381    386,707
     1.650%, 11/01/18..............................        1,488  1,485,826
Colgate-Palmolive Co.
     1.500%, 11/01/18..............................          393    387,370
Comcast Corp.
     6.500%, 01/15/17..............................        1,122  1,282,283
     6.300%, 11/15/17..............................          286    333,174
     5.700%, 05/15/18..............................          501    576,711
Comerica, Inc.
     3.000%, 09/16/15..............................          143    147,507
Computer Sciences Corp.
     6.500%, 03/15/18..............................          669    771,847
ConAgra Foods, Inc.
     1.900%, 01/25/18..............................        1,471  1,466,050
ConocoPhillips Co.
     1.050%, 12/15/17..............................        1,334  1,319,773
Constellation Energy Group, Inc.
     4.550%, 06/15/15..............................          695    723,812
Costco Wholesale Corp.
     1.125%, 12/15/17..............................        1,216  1,207,085
CR Bard, Inc.
     1.375%, 01/15/18..............................          277    272,282
Crane Co.
     2.750%, 12/15/18..............................          608    616,326
Credit Suisse USA, Inc.
     4.875%, 01/15/15..............................          286    294,880

                                                          Face
                                                         Amount^   Value+
                                                         -------   ------
                                                          (000)
UNITED STATES -- (Continued)
CVS Caremark Corp.
     3.250%, 05/18/15.............................. $        360 $  369,519
     5.750%, 06/01/17..............................           35     39,615
Daimler Finance North America LLC
     1.450%, 08/01/16..............................        1,500  1,514,091
Devon Energy Corp.
     1.200%, 12/15/16..............................        2,000  2,006,964
Diamond Offshore Drilling, Inc.
     4.875%, 07/01/15..............................          111    116,291
DIRECTV Holdings LLC / DIRECTV Financing Co.,
 Inc.
     3.550%, 03/15/15..............................          644    660,378
Discovery Communications LLC
     3.700%, 06/01/15..............................        2,000  2,070,006
Dollar General Corp.
     1.875%, 04/15/18..............................          921    913,746
Dominion Resources, Inc.
     1.950%, 08/15/16..............................        1,073  1,096,765
     6.000%, 11/30/17..............................          140    160,586
Dover Corp.
     4.875%, 10/15/15..............................          429    455,436
Dow Chemical Co. (The)
     2.500%, 02/15/16..............................        1,297  1,333,872
Dr. Pepper Snapple Group, Inc.
     2.900%, 01/15/16..............................          861    891,152
Duke Energy Corp.
     3.350%, 04/01/15..............................          159    163,112
     1.625%, 08/15/17..............................          794    801,138
Eastman Chemical Co.
     3.000%, 12/15/15..............................          317    327,031
     2.400%, 06/01/17..............................          608    621,537
eBay, Inc.
     1.625%, 10/15/15..............................          165    167,754
     1.350%, 07/15/17..............................          123    123,254
Ecolab, Inc.
     1.000%, 08/09/15..............................          715    718,368
Edwards Lifesciences Corp.
     2.875%, 10/15/18..............................        1,000  1,012,980
EI du Pont de Nemours & Co.
     3.250%, 01/15/15..............................          429    437,728
     6.000%, 07/15/18..............................          708    827,784
EMC Corp.
     1.875%, 06/01/18..............................        1,767  1,774,672
Enbridge Energy Partners L.P.
     5.875%, 12/15/16..............................           72     80,144
Energy Transfer Partners L.P.
     5.950%, 02/01/15..............................        1,325  1,375,007
Enterprise Products Operating LLC
     5.000%, 03/01/15..............................           72     74,676
     1.250%, 08/13/15..............................          215    216,373
     3.200%, 02/01/16..............................          358    372,841

DFA SHORT-DURATION REAL RETURN PORTFOLIO
CONTINUED

                                                          Face
                                                         Amount^   Value+
                                                         -------   ------
                                                          (000)
UNITED STATES -- (Continued)
EOG Resources, Inc.
     2.950%, 06/01/15.............................. $        358 $  367,350
     2.500%, 02/01/16..............................          182    187,349
     5.875%, 09/15/17..............................          705    800,410
Exelon Corp.
     4.900%, 06/15/15..............................          966  1,008,677
Express Scripts Holding Co.
     3.125%, 05/15/16..............................        1,930  2,022,698
Exxon Mobil Corp.
     1.819%, 03/15/19..............................        5,472  5,470,720
Fifth Third Bancorp
     3.625%, 01/25/16..............................        1,051  1,100,668
FMC Technologies, Inc.
     2.000%, 10/01/17..............................        1,120  1,127,969
Ford Motor Credit Co. LLC
     5.000%, 05/15/18..............................        1,524  1,691,716
Freeport-McMoRan Copper & Gold, Inc.
     2.150%, 03/01/17..............................          299    303,488
GATX Corp.
     1.250%, 03/04/17..............................        1,500  1,492,797
General Dynamics Corp.
     1.000%, 11/15/17..............................          551    541,502
General Electric Capital Corp.
     3.750%, 11/14/14..............................          215    218,971
     2.250%, 11/09/15..............................          143    146,731
     2.950%, 05/09/16..............................          286    297,401
Genworth Holdings, Inc.
     6.515%, 05/22/18..............................           34     39,303
Georgia Power Co.
     0.750%, 08/10/15..............................        1,028  1,030,917
     5.250%, 12/15/15..............................          217    232,555
Goldman Sachs Group, Inc. (The)
     5.125%, 01/15/15..............................          422    435,166
     3.625%, 02/07/16..............................        1,073  1,121,992
     6.250%, 09/01/17..............................           71     81,134
Google, Inc.
     2.125%, 05/19/16..............................        1,052  1,086,323
Halliburton Co.
     1.000%, 08/01/16..............................          651    655,278
Hartford Financial Services Group, Inc. (The)
     4.000%, 03/30/15..............................          143    147,370
Hershey Co. (The)
     4.850%, 08/15/15..............................           36     38,014
     1.500%, 11/01/16..............................          358    364,036
Hewlett-Packard Co.
     2.200%, 12/01/15..............................        1,379  1,409,879
     2.600%, 09/15/17..............................           72     74,410
     5.500%, 03/01/18..............................          358    405,232
     2.750%, 01/14/19..............................          340    345,488
Hillshire Brands Co. (The)
     2.750%, 09/15/15..............................           72     73,853
Home Depot, Inc. (The)
     5.400%, 03/01/16..............................           64     69,553

                                                          Face
                                                         Amount^   Value+
                                                         -------   ------
                                                          (000)
UNITED STATES -- (Continued)
HSBC Finance Corp.
     5.500%, 01/19/16.............................. $        143 $  154,019
HSBC USA, Inc.
     1.625%, 01/16/18..............................        1,130  1,126,809
Huntington Bancshares, Inc.
     2.600%, 08/02/18..............................        1,043  1,051,862
Intel Corp.
     1.950%, 10/01/16..............................          859    883,436
International Business Machines Corp.
     1.250%, 02/08/18..............................          100     99,003
     1.950%, 02/12/19..............................          537    533,986
Intuit, Inc.
     5.750%, 03/15/17..............................        1,300  1,455,947
Jefferies Group LLC
     5.125%, 04/13/18..............................          134    146,252
John Deere Capital Corp.
     2.000%, 01/13/17..............................          472    485,461
     1.200%, 10/10/17..............................        1,074  1,070,637
Johnson & Johnson
     2.150%, 05/15/16..............................          143    147,419
Johnson Controls, Inc.
     5.500%, 01/15/16..............................          450    484,611
     2.600%, 12/01/16..............................          401    416,064
JPMorgan Chase & Co.
     4.650%, 06/01/14..............................          429    430,369
     3.400%, 06/24/15..............................          179    184,512
     3.150%, 07/05/16..............................          859    898,209
     2.000%, 08/15/17..............................          125    126,856
     2.350%, 01/28/19..............................        1,000  1,002,484
Kellogg Co.
     1.875%, 11/17/16..............................          371    379,435
     1.750%, 05/17/17..............................          314    317,406
KeyBank NA
     1.100%, 11/25/16..............................          859    861,422
KeyCorp
     3.750%, 08/13/15..............................        1,275  1,324,086
Kinder Morgan Energy Partners L.P.
     3.500%, 03/01/16..............................          787    821,785
Kohl's Corp.
     6.250%, 12/15/17..............................          358    413,945
Kraft Foods Group, Inc.
     1.625%, 06/04/15..............................          838    847,743
Kroger Co. (The)
     1.200%, 10/17/16..............................          480    480,643
     6.400%, 08/15/17..............................        1,170  1,346,436
Laboratory Corp. of America Holdings
     2.200%, 08/23/17..............................        1,633  1,658,891
Lockheed Martin Corp.
     2.125%, 09/15/16..............................           95     97,613
Loews Corp.
     5.250%, 03/15/16..............................          143    154,580

DFA SHORT-DURATION REAL RETURN PORTFOLIO
CONTINUED

                                                          Face
                                                         Amount^   Value+
                                                         -------   ------
                                                          (000)
UNITED STATES -- (Continued)
Lorillard Tobacco Co.
     2.300%, 08/21/17.............................. $      1,797 $1,834,079
Lowe's Cos., Inc.
     5.000%, 10/15/15..............................          715    760,022
Marathon Oil Corp.
     0.900%, 11/01/15..............................        1,274  1,277,686
Marsh & McLennan Cos., Inc.
     5.750%, 09/15/15..............................           62     66,046
     2.300%, 04/01/17..............................          650    663,346
MasterCard, Inc.
     2.000%, 04/01/19..............................        1,550  1,548,266
McDonald's Corp.
     5.350%, 03/01/18..............................          286    324,081
McKesson Corp.
     1.400%, 03/15/18..............................          740    726,448
Medtronic, Inc.
     3.000%, 03/15/15..............................          465    476,015
Merck Sharp & Dohme Corp.
     4.750%, 03/01/15..............................          215    222,842
MetLife, Inc.
     5.500%, 06/15/14..............................          149    149,868
     5.000%, 06/15/15..............................          358    376,096
Microsoft Corp.
     2.500%, 02/08/16..............................          787    815,443
Molson Coors Brewing Co.
     2.000%, 05/01/17..............................           70     71,074
Monsanto Co.
     1.850%, 11/15/18..............................        2,155  2,143,484
Morgan Stanley
     3.800%, 04/29/16..............................          100    105,233
     4.750%, 03/22/17..............................        1,829  1,995,207
Motorola Solutions, Inc.
     6.000%, 11/15/17..............................           72     82,123
Murphy Oil Corp.
     2.500%, 12/01/17..............................          286    292,660
Mylan, Inc.
     2.550%, 03/28/19..............................          811    813,447
NASDAQ OMX Group, Inc. (The)
     4.000%, 01/15/15..............................          386    394,249
National City Corp.
     4.900%, 01/15/15..............................          807    831,912
NetApp, Inc.
     2.000%, 12/15/17..............................          715    726,416
Newell Rubbermaid, Inc.
     6.250%, 04/15/18..............................          930  1,058,934
NextEra Energy Capital Holdings, Inc.
     2.600%, 09/01/15..............................        1,073  1,100,148
Nisource Finance Corp.
     6.400%, 03/15/18..............................          215    247,693
Novartis Capital Corp.
     2.900%, 04/24/15..............................          157    161,102
Nucor Corp.
     5.750%, 12/01/17..............................          172    194,296

                                                          Face
                                                         Amount^   Value+
                                                         -------   ------
                                                          (000)
UNITED STATES -- (Continued)
NYSE Euronext
     2.000%, 10/05/17.............................. $      1,350 $1,372,685
Occidental Petroleum Corp.
     2.500%, 02/01/16..............................          384    395,827
     1.750%, 02/15/17..............................          705    716,848
Ohio Power Co.
     6.000%, 06/01/16..............................          143    157,893
Omnicom Group, Inc.
     5.900%, 04/15/16..............................          707    773,047
ONEOK Partners L.P.
     6.150%, 10/01/16..............................          836    938,831
Oracle Corp.
     5.250%, 01/15/16..............................          286    308,514
     1.200%, 10/15/17..............................        1,665  1,658,094
PACCAR Financial Corp.
     0.750%, 08/14/15..............................          715    716,865
     1.600%, 03/15/17..............................           33     33,348
PepsiCo, Inc.
     3.100%, 01/15/15..............................           62     63,210
     0.750%, 03/05/15..............................          114    114,451
     5.000%, 06/01/18..............................          670    754,827
     2.250%, 01/07/19..............................        1,000  1,009,416
Pfizer, Inc.
     1.500%, 06/15/18..............................        1,252  1,236,981
Philip Morris International, Inc.
     2.500%, 05/16/16..............................        1,000  1,038,199
     1.625%, 03/20/17..............................          358    364,186
Plains All American Pipeline L.P. / PAA Finance
 Corp.
     6.500%, 05/01/18..............................          225    263,973
PNC Funding Corp.
     5.400%, 06/10/14..............................           36     36,178
     2.700%, 09/19/16..............................        1,000  1,039,429
PPG Industries, Inc.
     1.900%, 01/15/16..............................          275    279,966
PPL Energy Supply LLC
     5.400%, 08/15/14..............................           64     64,872
Praxair, Inc.
     1.250%, 11/07/18..............................          888    861,541
Precision Castparts Corp.
     0.700%, 12/20/15..............................        2,000  2,002,764
Procter & Gamble Co. (The)
     1.800%, 11/15/15..............................          358    365,161
Progress Energy, Inc.
     5.625%, 01/15/16..............................          143    154,425
Prudential Financial, Inc.
     5.100%, 09/20/14..............................          169    172,017
     3.000%, 05/12/16..............................        1,294  1,348,939
Quest Diagnostics, Inc.
     5.450%, 11/01/15..............................           72     76,741
     3.200%, 04/01/16..............................        1,343  1,396,954
Questar Corp.
     2.750%, 02/01/16..............................          672    692,637
Qwest Corp.
     7.500%, 10/01/14..............................          390    400,036
     6.500%, 06/01/17..............................           72     81,414

DFA SHORT-DURATION REAL RETURN PORTFOLIO
CONTINUED

                                                          Face
                                                         Amount^   Value+
                                                         -------   ------
                                                          (000)
UNITED STATES -- (Continued)
Raymond James Financial, Inc.
     4.250%, 04/15/16.............................. $      1,000 $1,060,344
Raytheon Co.
     6.750%, 03/15/18..............................          293    344,172
Republic Services, Inc.
     3.800%, 05/15/18..............................          388    413,440
Roper Industries, Inc.
     2.050%, 10/01/18..............................          135    134,638
Ryder System, Inc.
     2.500%, 03/01/18..............................          250    254,173
Safeway, Inc.
     5.625%, 08/15/14..............................           72     72,987
     3.400%, 12/01/16..............................          735    772,306
Sempra Energy
     6.500%, 06/01/16..............................          921  1,021,314
Southern Power Co.
     4.875%, 07/15/15..............................          143    149,852
Southwest Airlines Co.
     5.250%, 10/01/14..............................          215    218,896
Spectra Energy Capital LLC
     5.668%, 08/15/14..............................          107    108,452
Starbucks Corp.
     0.875%, 12/05/16..............................          752    750,289
     2.000%, 12/05/18..............................        1,183  1,183,306
Starwood Hotels & Resorts Worldwide, Inc.
     6.750%, 05/15/18..............................          367    431,584
State Street Corp.
     4.300%, 05/30/14..............................          393    394,072
     2.875%, 03/07/16..............................          429    446,705
Stryker Corp.
     1.300%, 04/01/18..............................        1,500  1,471,612
SunTrust Banks, Inc.
     3.600%, 04/15/16..............................          715    751,213
Symantec Corp.
     2.750%, 06/15/17..............................          358    367,087
Target Corp.
     6.000%, 01/15/18..............................        1,400  1,619,330
TD Ameritrade Holding Corp.
     4.150%, 12/01/14..............................          613    625,924
Tech Data Corp.
     3.750%, 09/21/17..............................          358    373,069
Texas Instruments, Inc.
     2.375%, 05/16/16..............................          662    685,757
Thermo Fisher Scientific, Inc.
     3.200%, 05/01/15..............................           93     95,274
     1.850%, 01/15/18..............................          666    667,798
Time Warner, Inc.
     5.875%, 11/15/16..............................          893    998,908
TJX Cos., Inc. (The)
     4.200%, 08/15/15..............................          113    118,119
Toyota Motor Credit Corp.
     2.800%, 01/11/16..............................          751    779,087
     2.000%, 09/15/16..............................          358    368,160
     2.100%, 01/17/19..............................          572    575,471

                                                          Face
                                                         Amount^   Value+
                                                         -------   ------
                                                          (000)
UNITED STATES -- (Continued)
Transatlantic Holdings, Inc.
     5.750%, 12/14/15.............................. $        100 $  107,468
Travelers Cos., Inc. (The)
     5.500%, 12/01/15..............................          608    654,304
Unilever Capital Corp.
     2.750%, 02/10/16..............................          650    675,694
     2.200%, 03/06/19..............................        1,000  1,004,384
Union Bank NA
     3.000%, 06/06/16..............................        1,996  2,083,934
Union Pacific Corp.
     2.250%, 02/15/19..............................        1,400  1,409,849
United Technologies Corp.
     4.875%, 05/01/15..............................           64     66,795
     1.800%, 06/01/17..............................        1,006  1,024,042
UnitedHealth Group, Inc.
     5.000%, 08/15/14..............................          243    246,089
     6.000%, 06/15/17..............................          200    228,412
     1.400%, 10/15/17..............................        1,444  1,444,310
Unum Group
     7.125%, 09/30/16..............................          673    766,217
US Bancorp
     4.200%, 05/15/14..............................          503    503,661
     3.150%, 03/04/15..............................          215    220,210
     1.950%, 11/15/18..............................        1,000    999,397
Valero Energy Corp.
     6.125%, 06/15/17..............................          251    286,948
Verizon Communications, Inc.
     2.000%, 11/01/16..............................        1,245  1,275,394
Viacom, Inc.
     1.250%, 02/27/15..............................          165    166,129
     6.250%, 04/30/16..............................          358    396,261
     2.500%, 12/15/16..............................          572    592,339
Wal-Mart Stores, Inc.
     0.600%, 04/11/16..............................          215    215,643
     2.800%, 04/15/16..............................          572    597,830
     5.375%, 04/05/17..............................          448    505,532
     1.950%, 12/15/18..............................          490    492,497
Walgreen Co.
     1.000%, 03/13/15..............................          990    994,521
     1.800%, 09/15/17..............................          644    650,866
     5.250%, 01/15/19..............................           34     38,626
Walt Disney Co. (The)
     1.125%, 02/15/17..............................        1,214  1,220,355
Waste Management, Inc.
     2.600%, 09/01/16..............................        1,465  1,519,888
WellPoint, Inc.
     1.250%, 09/10/15..............................        2,000  2,016,218
     5.875%, 06/15/17..............................          117    131,612
Wells Fargo & Co.
     1.500%, 07/01/15..............................          501    506,565
     2.625%, 12/15/16..............................          762    794,548
     2.100%, 05/08/17..............................          552    565,917
Western Union Co. (The)
     5.930%, 10/01/16..............................          566    624,811
Whirlpool Corp.
     7.750%, 07/15/16..............................          358    408,086
Williams Partners L.P.
     3.800%, 02/15/15..............................          237    242,736

DFA SHORT-DURATION REAL RETURN PORTFOLIO
CONTINUED

                                                          Face
                                                         Amount^    Value+
                                                         -------    ------
                                                          (000)
UNITED STATES -- (Continued)
Wyndham Worldwide Corp.
     2.500%, 03/01/18.............................. $        743 $    749,516
Xerox Corp.
     4.250%, 02/15/15..............................          710      730,670
Yum! Brands, Inc.
     6.250%, 04/15/16..............................          647      708,759
     6.250%, 03/15/18..............................           58       66,107
                                                                 ------------
TOTAL UNITED STATES................................               220,981,754
                                                                 ------------
TOTAL BONDS........................................               332,170,955
                                                                 ------------

AGENCY OBLIGATIONS -- (4.0%)
Federal Farm Credit Bank
     4.875%, 12/16/15..............................          138      148,231
Federal Home Loan Bank
     0.500%, 11/20/15..............................          645      647,681
     4.875%, 05/17/17..............................        1,180    1,319,768
Federal Home Loan Mortgage Corporation
     5.125%, 10/18/16..............................          358      397,128
     5.000%, 04/18/17..............................        1,002    1,123,412
     1.250%, 05/12/17..............................          358      361,561

                                                        Face
                                                       Amount^    Value+
                                                       -------    ------
                                                        (000)
     1.000%, 07/28/17............................. $       429 $    428,295
     1.000%, 09/29/17.............................          66       65,727
     3.750%, 03/27/19.............................       2,000    2,189,052
Federal National Mortgage Association
     4.875%, 12/15/16.............................       1,073    1,188,908
     1.250%, 01/30/17.............................         358      362,314
     5.000%, 02/13/17.............................         358      398,905
     0.750%, 04/20/17.............................       4,000    3,979,328
     1.875%, 09/18/18.............................         715      722,666
Tennessee Valley Authority
     1.750%, 10/15/18.............................         715      717,930
                                                               ------------
TOTAL AGENCY OBLIGATIONS..........................               14,050,906
                                                               ------------

U.S. TREASURY OBLIGATIONS -- (2.9%)
Treasury Inflation Protected Security
^^^  0.125%, 04/15/17.............................       9,800   10,446,478
                                                               ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $355,647,625).............................              $356,668,339
                                                               ============

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                           Investments in Securities (Market Value)
                                          ------------------------------------------
                                          Level 1    Level 2    Level 3     Total
                                          ------- ------------  ------- ------------
Bonds
  Australia..............................   --    $ 11,069,833    --    $ 11,069,833
  Austria................................   --       2,048,416    --       2,048,416
  Belgium................................   --         145,861    --         145,861
  Canada.................................   --      20,662,492    --      20,662,492
  Denmark................................   --         704,644    --         704,644
  Finland................................   --       3,759,275    --       3,759,275
  France.................................   --       7,803,232    --       7,803,232
  Germany................................   --       7,334,923    --       7,334,923
  Japan..................................   --       4,486,289    --       4,486,289
  Netherlands............................   --      10,836,106    --      10,836,106
  New Zealand............................   --       3,390,288    --       3,390,288
  Norway.................................   --       3,616,351    --       3,616,351
  Singapore..............................   --         561,599    --         561,599
  Supranational Organization Obligations.   --       6,778,478    --       6,778,478
  Sweden.................................   --       3,225,164    --       3,225,164
  Switzerland............................   --       2,983,512    --       2,983,512
  United Kingdom.........................   --      21,782,738    --      21,782,738
  United States..........................   --     220,981,754    --     220,981,754
Agency Obligations.......................   --      14,050,906    --      14,050,906
U.S. Treasury Obligations................   --      10,446,478    --      10,446,478
Swap Agreements**........................   --         682,687    --         682,687
Forward Currency Contracts**.............   --         (75,874)   --         (75,874)
                                            --    ------------    --    ------------
TOTAL....................................   --    $357,275,152    --    $357,275,152
                                            ==    ============    ==    ============

  **Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment. (Note G)

                See accompanying Notes to Financial Statements.

                    DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                   Face
                                                  Amount   Value+
                                                  ------   ------
                                                  (000)
MUNICIPAL BONDS -- (99.9%)
ALABAMA -- (0.7%)
Alabama State (GO) Series A
    5.000%, 08/01/19............................. $4,500 $ 5,330,475
Alabama Water Pollution Control Authority (RB)
 Series B
    2.000%, 08/15/14.............................  5,255   5,281,958
City of Birmingham (GO) Series A (NATL-RE)
    5.000%, 04/01/16.............................  2,800   3,045,924
                                                         -----------
TOTAL ALABAMA....................................         13,658,357
                                                         -----------

ALASKA -- (0.2%)
City of Anchorage (GO) Series B (NATL-RE)
    5.000%, 12/01/14.............................  3,440   3,535,391
                                                         -----------

ARIZONA -- (2.8%)
Arizona School Facilities Board (RB)
    5.000%, 01/01/15.............................  1,125   1,160,888
Arizona State Transportation Board (RB)
    5.000%, 07/01/14.............................  4,815   4,853,327
    5.000%, 07/01/17.............................  2,105   2,389,112
    5.000%, 07/01/18.............................  5,050   5,867,898
City of Phoenix (GO) Series A
    5.000%, 07/01/14.............................  7,975   8,039,199
    5.000%, 07/01/15.............................  1,250   1,319,362
City of Scottsdale (GO)
    5.000%, 07/01/14.............................  2,500   2,520,175
Maricopa County Community College District (GO)
    3.000%, 07/01/20.............................  6,505   6,985,329
Phoenix Civic Improvement Corp. (RB) (AMBAC)
    5.000%, 07/01/14.............................  4,000   4,030,160
Pima County (GO)
    3.000%, 07/01/16.............................  1,625   1,712,701
Salt River Project Agricultural Improvement &
 Power District (RB) Series A
    5.000%, 01/01/15.............................  4,430   4,571,007
Salt River Project Agricultural Improvement &
 Power District (RB) Series B
    4.000%, 12/01/14.............................  3,190   3,260,595
    4.000%, 01/01/16.............................  5,000   5,301,000
Town of Gilbert (GO)
    5.000%, 07/01/14.............................  3,600   3,628,980
                                                         -----------
TOTAL ARIZONA....................................         55,639,733
                                                         -----------

                                                   Face
                                                  Amount    Value+
                                                  ------    ------
                                                  (000)
ARKANSAS -- (0.8%)
Arkansas State (GO)
    5.000%, 04/01/18............................. $ 6,890 $ 7,951,542
    5.000%, 04/01/19.............................   7,240   8,524,087
                                                          -----------
TOTAL ARKANSAS...................................          16,475,629
                                                          -----------

COLORADO -- (4.0%)
City & County of Denver (GO) Series A
    5.000%, 08/01/18.............................   6,200   7,184,684
    5.000%, 08/01/20.............................   4,920   5,880,335
City of Aurora (GO)
    5.000%, 12/01/14.............................   4,515   4,640,743
Colorado State Education Loan Program (RN)
 Series A
    1.250%, 06/27/14.............................  25,000  25,045,500
Denver City & County School District No. 1 (GO)
 Series B (ST AID WITHHLDG)
    4.000%, 12/01/18.............................   1,185   1,326,572
State of Colorado (RN) Series A
    1.500%, 06/27/14.............................  35,000  35,074,900
                                                          -----------
TOTAL COLORADO...................................          79,152,734
                                                          -----------

CONNECTICUT -- (3.5%)
City of Danbury (GO)
    1.500%, 07/25/14.............................  30,000  30,097,800
Connecticut State (GO) Series A
    5.000%, 10/15/19.............................   5,350   6,310,057
Connecticut State (GO) Series C
    5.000%, 12/01/15.............................   4,000   4,299,240
    5.000%, 06/01/18.............................   9,980  11,517,120
Connecticut State Special Tax Revenue (RB)
    5.000%, 01/01/19.............................  11,000  12,757,030
Hartford County Metropolitan District (GO)
 Series A
    4.000%, 07/15/15.............................   3,900   4,077,177
                                                          -----------
TOTAL CONNECTICUT................................          69,058,424
                                                          -----------

DELAWARE -- (1.8%)
City of Wilmington (GO) Series A
    5.000%, 12/01/14.............................   2,625   2,697,949
Delaware State (GO)
    5.000%, 07/01/19.............................   5,000   5,930,500
    5.000%, 08/01/19.............................   5,745   6,821,268
Delaware State (GO) Series A
    4.000%, 08/01/17.............................   5,100   5,648,403
Delaware State (GO) Series C
    5.000%, 03/01/18.............................   5,265   6,074,178

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                   Face
                                                  Amount    Value+
                                                  ------    ------
                                                  (000)
DELAWARE -- (Continued)
Delaware Transportation Authority (RB) Series A
    5.000%, 07/01/15............................. $ 3,480 $ 3,672,687
    5.000%, 07/01/15.............................   4,270   4,506,430
                                                          -----------
TOTAL DELAWARE...................................          35,351,415
                                                          -----------

DISTRICT OF COLUMBIA -- (2.6%)
District of Columbia (GO)
    2.000%, 09/30/14.............................  50,000  50,390,500
                                                          -----------

FLORIDA -- (3.9%)
Florida State (GO)
    5.000%, 07/01/15.............................   7,310   7,715,632
Florida State (GO) Series A
    5.000%, 06/01/20.............................   2,000   2,380,500
Florida State Board of Education (GO)
    5.000%, 06/01/19.............................  19,310  22,753,939
    5.000%, 06/01/19.............................  10,000  11,783,500
Florida State Board of Education (GO) Series B
    5.000%, 06/01/16.............................   2,500   2,737,075
    5.000%, 06/01/17.............................   9,700  10,965,462
Florida State Board of Education (GO) Series C
    5.000%, 06/01/15.............................   6,440   6,773,077
Florida's Turnpike Enterprise (RB) Series B
    5.000%, 07/01/16.............................  10,180  11,209,503
                                                          -----------
TOTAL FLORIDA....................................          76,318,688
                                                          -----------

GEORGIA -- (2.9%)
Athens-Clarke County Unified Government Water &
 Sewerage Revenue (RB)
    5.000%, 01/01/17.............................   1,100   1,222,067
City of Albany (GO)
    3.000%, 06/01/17.............................   2,220   2,355,376
De Kalb County School District (GO) (ST AID
 WITHHLDG)
    4.000%, 11/01/17.............................   8,575   9,473,574
Georgia State (GO) Series A
    5.000%, 07/01/19.............................   7,350   8,717,835
Georgia State (GO) Series D
    5.000%, 02/01/19.............................   7,970   9,377,103
Georgia State (GO) Series E-1
    4.500%, 07/01/19.............................   6,890   8,000,806
Georgia State (GO) Series I
    5.000%, 07/01/19.............................  14,395  17,073,909
Georgia State Road & Tollway Authority (RB)
 Series A
    5.000%, 06/01/16.............................     255     278,514
    5.000%, 06/01/17.............................   1,000   1,126,230
                                                          -----------
TOTAL GEORGIA....................................          57,625,414
                                                          -----------

                                                   Face
                                                  Amount    Value+
                                                  ------    ------
                                                  (000)
HAWAII -- (3.0%)
City & County of Honolulu (GO) Series B (FSA)
 (AGM)
    5.250%, 07/01/15............................. $ 4,220 $ 4,466,364
Hawaii State (GO) Series DG (AMBAC)
    5.000%, 07/01/15.............................  15,945  16,827,875
Hawaii State (GO) Series DK
    5.000%, 05/01/16.............................   7,000   7,634,340
Hawaii State (GO) Series DR
    5.000%, 06/01/19.............................   9,725  11,448,951
Hawaii State (GO) Series DT
    4.000%, 11/01/14.............................   4,950   5,043,604
Hawaii State (GO) Series EE
    5.000%, 11/01/18.............................  11,495  13,409,262
                                                          -----------
TOTAL HAWAII.....................................          58,830,396
                                                          -----------

ILLINOIS -- (0.7%)
Central Lake County Joint Action Water Agency
 (RB)
    4.000%, 05/01/18.............................   6,195   6,840,581
City of Peoria (GO) Series D
    4.000%, 01/01/17.............................   1,620   1,742,164
Du Page Cook & Will Counties Community College
 District No. 502 (GO)
    5.000%, 06/01/16.............................   5,000   5,461,050
                                                          -----------
TOTAL ILLINOIS...................................          14,043,795
                                                          -----------

IOWA -- (0.2%)
State of Iowa (RB) Series A
    5.000%, 06/01/18.............................   4,185   4,813,336
                                                          -----------

KENTUCKY -- (0.5%)
Kentucky State Asset Liability Commission (RB)
 Series A (AMBAC)
    5.000%, 10/01/16.............................     500     552,840
Louisville & Jefferson County Metropolitan Sewer
 District (RB) Series B
    5.000%, 05/15/15.............................   9,415   9,873,793
                                                          -----------
TOTAL KENTUCKY...................................          10,426,633
                                                          -----------

LOUISIANA -- (0.3%)
Louisiana State (GO) Series A
    5.000%, 02/01/18.............................   4,000   4,592,040
Saint Tammany Parish Wide School District No.12
 (GO) (ASSURED GTY)
    5.000%, 03/01/16.............................     930   1,007,413
                                                          -----------
TOTAL LOUISIANA..................................           5,599,453
                                                          -----------

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                   Face
                                                  Amount     Value+
                                                  ------     ------
                                                  (000)
MARYLAND -- (6.0%)
Cecil County (GO)
    3.000%, 06/01/14............................. $ 1,110 $  1,112,631
Maryland State (GO)
    5.000%, 03/01/19.............................   4,800    5,642,208
Maryland State (GO) Series A
    5.000%, 03/01/16.............................   3,900    4,230,603
    5.000%, 08/01/19.............................  20,000   23,691,000
Maryland State (GO) Series B
    5.000%, 08/01/19.............................  11,500   13,622,325
Maryland State (GO) Series C
    5.000%, 03/01/16.............................   1,000    1,084,770
    5.000%, 11/01/18.............................   8,905   10,426,330
Montgomery County (GO) Series A
    5.000%, 11/01/14.............................  10,750   11,006,817
Prince George's County (GO) Series B
    4.000%, 03/01/19.............................   9,575   10,789,014
    4.000%, 03/01/20.............................   7,230    8,190,867
Prince George's County (GO) Series C
    5.000%, 08/01/18.............................  10,075   11,720,550
University System of Maryland (RB) Series D
    3.000%, 04/01/15.............................   2,200    2,256,518
Washington County Suburban Sanitation District
 (GO)
    3.000%, 06/01/14.............................  15,000   15,036,000
                                                          ------------
TOTAL MARYLAND...................................          118,809,633
                                                          ------------

MASSACHUSETTS -- (3.0%)
City of Boston (GO)
    5.000%, 03/01/18.............................   3,960    4,562,157
Commonwealth of Massachusetts (GO) Series A
    5.000%, 08/01/14.............................   4,800    4,856,064
Commonwealth of Massachusetts (GO) Series C (GO
 OF CMNWLTH)
    5.500%, 11/01/15.............................   2,200    2,372,216
Commonwealth of Massachusetts (GO) Series C
 (NATL-RE FGIC GO OF CMNWLTH)
    5.500%, 11/01/14.............................   5,000    5,131,450
Commonwealth of Massachusetts (GO) Series D
    5.500%, 11/01/14.............................   4,585    4,705,540
Commonwealth of Massachusetts (GO) Series E
    5.000%, 12/01/17.............................  15,000   17,202,750
Massachusetts Water Resources Authority (RB)
 Series J (AGM GO OF AUTH)
    5.250%, 08/01/18.............................  18,000   21,085,200
                                                          ------------
TOTAL MASSACHUSETTS..............................           59,915,377
                                                          ------------

                                                   Face
                                                  Amount    Value+
                                                  ------    ------
                                                  (000)
MICHIGAN -- (1.0%)
Chippewa Valley Schools (GO) (Q- SBLF)
    5.000%, 05/01/17............................. $ 1,000 $ 1,120,960
Michigan Finance Authority (RB)
    5.000%, 07/01/16.............................   2,590   2,845,452
    5.000%, 07/01/18.............................   2,250   2,621,407
Michigan State (GO)
    5.000%, 11/01/19.............................  10,700  12,616,691
                                                          -----------
TOTAL MICHIGAN...................................          19,204,510
                                                          -----------

MINNESOTA -- (4.5%)
Chaska Independent School District No. 112 (GO)
 Series A (SD CRED PROG)
    4.000%, 02/01/15.............................   5,740   5,902,672
City of Minneapolis (GO)
    3.000%, 12/01/15.............................   8,700   9,076,536
    2.000%, 12/01/18.............................   5,085   5,251,635
City of Minneapolis (GO) Series B
    4.000%, 12/01/15.............................   8,830   9,350,705
Minnesota State (GO)
    5.000%, 08/01/14.............................   2,000   2,023,260
Minnesota State (GO) Series A
    5.000%, 08/01/17.............................  13,665  15,543,391
Minnesota State (GO) Series B
    5.000%, 08/01/19.............................   4,000   4,742,640
Minnesota State (GO) Series F
    5.000%, 10/01/17.............................  12,000  13,720,320
Minnesota State (GO) Series H
    5.000%, 11/01/14.............................  15,000  15,357,600
    5.000%, 11/01/15.............................   5,000   5,354,300
Washington County (GO) Series A
    5.000%, 02/01/15.............................   3,275   3,388,512
                                                          -----------
TOTAL MINNESOTA..................................          89,711,571
                                                          -----------

MISSISSIPPI -- (0.3%)
Mississippi State (GO) Series A
    5.000%, 10/01/14.............................   4,750   4,843,955
                                                          -----------

NEBRASKA -- (0.3%)
University of Nebraska Facilities Corp. (RB)
    5.000%, 07/15/16.............................   5,220   5,728,376
                                                          -----------

NEVADA -- (1.0%)
Clark County (GO)
    5.000%, 11/01/16.............................   7,425   8,182,276
Clark County School District (GO) Series B
 (AMBAC)
    4.500%, 06/15/17.............................   5,770   6,381,447
Clark County School District (GO) Series C
    5.000%, 06/15/16.............................   1,000   1,088,840

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                   Face
                                                  Amount    Value+
                                                  ------    ------
                                                  (000)
NEVADA -- (Continued)
Truckee Meadows Water Authority (RB)
    5.000%, 07/01/15............................. $ 3,900 $ 4,115,943
                                                          -----------
TOTAL NEVADA.....................................          19,768,506
                                                          -----------

NEW HAMPSHIRE -- (0.2%)
City of Dover (GO)
    3.000%, 06/15/16.............................   1,850   1,938,208
    3.000%, 06/15/17.............................   1,000   1,053,230
City of Nashua (GO)
    5.000%, 03/15/17.............................   1,400   1,565,984
                                                          -----------
TOTAL NEW HAMPSHIRE..............................           4,557,422
                                                          -----------

NEW JERSEY -- (1.4%)
East Windsor Regional School District (GO) (SCH
 BD RES FD)
    3.000%, 03/01/16.............................     625     653,769
Livingston Township (GO)
    3.000%, 01/15/16.............................   1,335   1,395,636
    3.000%, 01/15/17.............................   1,810   1,897,586
New Jersey State (GO)
    5.000%, 06/01/14.............................   4,600   4,616,100
    5.000%, 08/01/14.............................   4,000   4,046,520
    5.000%, 06/01/18.............................   5,990   6,915,215
New Jersey State (GO) Series H
    5.250%, 07/01/15.............................   3,500   3,702,650
New Jersey State (GO) Series M (AMBAC)
    5.500%, 07/15/14.............................   4,000   4,044,200
                                                          -----------
TOTAL NEW JERSEY.................................          27,271,676
                                                          -----------

NEW MEXICO -- (0.4%)
New Mexico State Severance Tax Permanent Fund
 (RB) Series A
    5.000%, 07/01/19.............................   6,500   7,645,690
                                                          -----------

NEW YORK -- (8.5%)
City of New York (GO)
    5.000%, 08/01/19.............................   5,000   5,864,650
City of New York (GO) Series A
    5.000%, 08/01/14.............................   7,865   7,957,020
City of New York (GO) Series A-1
    5.000%, 08/01/14.............................   2,500   2,529,250
City of New York (GO) Series B
    5.000%, 08/01/15.............................  10,000  10,593,600
City of New York (GO) Series C
    5.000%, 08/01/15.............................   2,630   2,786,117
City of New York (GO) Series E
    4.000%, 08/01/14.............................   7,000   7,065,170
City of New York (GO) Series G
    5.000%, 08/01/18.............................   8,000   9,223,920
City of New York (GO) Series H-2
    3.000%, 06/01/16.............................   4,000   4,212,680

                                                   Face
                                                  Amount     Value+
                                                  ------     ------
                                                  (000)
NEW YORK -- (Continued)
City of New York (GO) Series I
    5.000%, 08/01/14............................. $ 4,000 $  4,046,800
    4.000%, 08/01/15.............................   4,130    4,324,069
Long Beach City School District (GO) (ST AID
 WITHHLDG)
    3.000%, 05/01/16.............................   3,740    3,927,860
New York State (GO) Series C
    3.000%, 02/01/15.............................   3,010    3,073,541
New York State Dormitory Authority (RB) Series A
    5.000%, 02/15/15.............................   1,025    1,063,540
    5.000%, 03/15/16.............................  20,000   21,715,800
    5.000%, 02/15/18.............................  11,440   13,100,058
New York State Dormitory Authority (RB) Series C
    5.000%, 03/15/19.............................     700      818,370
New York State Urban Development Corp. (RB)
    5.000%, 12/15/17.............................   5,765    6,629,577
    5.000%, 12/15/18.............................     250      292,243
New York State Urban Development Corp. (RB)
 Series A
    5.000%, 03/15/17.............................   2,195    2,466,543
Suffolk County (GO) Series A
    4.000%, 04/01/16.............................   1,035    1,099,739
    3.000%, 05/15/16.............................   3,325    3,474,592
Suffolk County (GO) Series B
    3.000%, 10/15/15.............................   4,290    4,436,589
    3.000%, 10/15/16.............................   2,000    2,103,300
Suffolk County (GO) Series B (AGM)
    5.250%, 05/01/16.............................   3,315    3,611,693
Suffolk County (GO) Series C
    4.000%, 10/15/15.............................   5,890    6,175,842
Town of Brookhaven (GO) Series A
    3.000%, 02/01/19.............................   5,080    5,473,141
Town of Hempstead (GO) Series B
    5.000%, 02/01/17.............................   5,165    5,776,898
    5.000%, 02/01/18.............................   9,915   11,378,553
Triborough Bridge & Tunnel Authority (RB) Series
 B
    4.000%, 11/15/18.............................  11,860   13,307,987
                                                          ------------
TOTAL NEW YORK...................................          168,529,142
                                                          ------------

NORTH CAROLINA -- (3.3%)
City of Charlotte (GO) Series B
    5.000%, 06/01/16.............................   2,335    2,555,914
County of Onslow NC (GO)
    4.000%, 12/01/17.............................     525      582,866
Mecklenburg County (GO) Series B
    2.000%, 03/01/16.............................   5,000    5,151,550

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                   Face
                                                  Amount    Value+
                                                  ------    ------
                                                  (000)
NORTH CAROLINA -- (Continued)
North Carolina State (GO) Series A
    5.000%, 03/01/17............................. $ 9,025 $10,139,948
    5.000%, 03/01/19.............................   5,000   5,887,550
North Carolina State (GO) Series B
    5.000%, 04/01/16.............................   7,350   7,998,490
    5.000%, 06/01/18.............................   7,000   8,126,720
North Carolina State (GO) Series E
    5.000%, 05/01/14.............................  15,705  15,705,000
Sanford Enterprise (RB) Series A
    5.000%, 06/01/15.............................   2,540   2,670,226
Wake County (GO) Series B
    5.000%, 05/01/18.............................   4,625   5,332,903
Wake County (GO) Series C
    5.000%, 03/01/15.............................   1,400   1,455,888
                                                          -----------
TOTAL NORTH CAROLINA.............................          65,607,055
                                                          -----------

OHIO -- (3.5%)
City of Columbus (GO) Series 1
    5.000%, 07/01/20.............................  10,000  11,953,000
City of Columbus (GO) Series 2
    5.000%, 07/01/14.............................   4,605   4,642,531
Greater Cleveland Regional Transit Authority
 (GO) Series B
    5.000%, 12/01/16.............................   2,725   3,020,226
Mason City School District (GO) (NATL-RE FGIC)
    5.000%, 12/01/15.............................     470     505,161
    5.000%, 12/01/15.............................   1,530   1,642,960
Ohio State (GO)
    5.000%, 05/01/14.............................   5,000   5,000,000
    5.000%, 11/01/15.............................   2,425   2,594,944
Ohio State (GO) Series A
    5.000%, 05/01/20.............................   7,000   8,323,210
Ohio State (GO) Series C
    5.000%, 09/15/14.............................   3,105   3,159,803
    5.000%, 08/01/15.............................   4,000   4,232,800
    5.000%, 08/01/17.............................   2,475   2,809,224
Ohio State (GO) Series D
    5.000%, 09/15/14.............................   3,800   3,867,070
Ohio State University (The) (RB) Series A
    5.000%, 12/01/14.............................   6,760   6,948,266
Ohio State University (The) (RB) Series A (ETM)
    4.000%, 12/01/15.............................      55      58,207
Ohio State University (The) (RB) Series A (UP)
    4.000%, 12/01/15.............................     945     999,952
Ohio State Water Development Authority (RB)
 Series A
    5.000%, 06/01/16.............................   3,080   3,374,756
State of Ohio (RB) Series 1
    3.000%, 12/15/14.............................   6,000   6,104,760
                                                          -----------
TOTAL OHIO.......................................          69,236,870
                                                          -----------

                                                   Face
                                                  Amount    Value+
                                                  ------    ------
                                                  (000)
OKLAHOMA -- (2.2%)
City of Tulsa (GO)
    4.000%, 05/01/14............................. $ 1,830 $ 1,830,000
Cleveland County Independent School District
 No. 29 (GO)
    1.500%, 03/01/16.............................   4,415   4,498,223
    1.500%, 03/01/17.............................   1,465   1,492,732
Oklahoma State (GO)
    3.000%, 07/15/14.............................  18,640  18,750,349
Oklahoma State Turnpike Authority (RB) Series A
    5.000%, 01/01/15.............................   1,320   1,361,659
Payne County Independent School District No. 16
 Stillwater (GO)
    1.500%, 06/01/17.............................   3,355   3,418,946
Tulsa County Independent School District No. 1
 Tulsa (GO) Series B
    2.000%, 08/01/17.............................   5,800   6,022,082
Tulsa County Independent School District No. 3
 (GO)
    2.000%, 04/01/15.............................   2,425   2,462,685
    2.000%, 04/01/16.............................   4,300   4,432,139
                                                          -----------
TOTAL OKLAHOMA...................................          44,268,815
                                                          -----------

OREGON -- (1.0%)
City of Portland (GO) Series A
    4.000%, 06/01/15.............................   2,000   2,082,240
Jackson County School District No. 5 (GO)
 (NATL-RE FGIC SCH BD GTY)
    5.000%, 06/15/15.............................   1,965   2,069,852
Multnomah County (GO)
    5.000%, 10/01/14.............................   5,490   5,599,032
Portland Community College District (GO)
    5.000%, 06/15/14.............................   7,410   7,453,719
Washington County School District No. 15 Forest
 Grove (GO) (AGM SCH BD GTY)
    5.250%, 06/15/15.............................   1,555   1,640,136
                                                          -----------
TOTAL OREGON.....................................          18,844,979
                                                          -----------

PENNSYLVANIA -- (4.7%)
Commonwealth of Pennsylvania (GO)
    5.000%, 11/15/18.............................  10,645  12,432,721
    5.000%, 10/15/19.............................   2,250   2,662,808
Commonwealth of Pennsylvania (GO) Second Series
    5.500%, 06/01/14.............................   8,000   8,035,760
Commonwealth of Pennsylvania (GO) Series 1
    5.000%, 04/01/17.............................   8,000   8,982,720

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                   Face
                                                  Amount    Value+
                                                  ------    ------
                                                  (000)
PENNSYLVANIA -- (Continued)
Commonwealth of Pennsylvania (GO) Series A
    5.000%, 02/15/16............................. $ 7,420 $ 8,033,708
    5.000%, 05/01/16.............................   2,025   2,207,230
    5.000%, 02/15/19.............................   5,010   5,868,463
Commonwealth of Pennsylvania (GO) Series REF
    5.000%, 07/01/19.............................   7,655   9,025,168
Conestoga Valley School District (GO) (ST AID
 WITHHLDG)
    4.000%, 01/15/17.............................   2,680   2,895,418
Pennsylvania Economic Dev. Financing Authority
 (RB) Series A
    5.000%, 07/01/17.............................  14,555  16,524,437
    5.000%, 07/01/19.............................   9,400  11,092,752
Tredyffrin Easttown School District (GO) (ST AID
 WITHHLDG)
    5.000%, 02/15/15.............................   2,535   2,630,722
University of Pittsburgh of the Commonwealth
 System of Higher Education (RB) Series B (GO OF
 UNIV)
    5.000%, 09/15/15.............................   1,850   1,970,380
                                                          -----------
TOTAL PENNSYLVANIA...............................          92,362,287
                                                          -----------

RHODE ISLAND -- (0.4%)
Rhode Island State & Providence Plantations (GO)
 (AGM)
    5.000%, 02/15/15.............................   2,130   2,210,088
Rhode Island State & Providence Plantations (GO)
 (AGM) (ETM)
    5.000%, 02/15/15.............................   1,255   1,301,987
Rhode Island State & Providence Plantations (GO)
 Series A
    4.000%, 08/01/17.............................   2,065   2,270,963
Rhode Island State & Providence Plantations (GO)
 Series E (NATL-RE)
    5.000%, 11/01/15.............................   2,260   2,419,782
                                                          -----------
TOTAL RHODE ISLAND...............................           8,202,820
                                                          -----------

SOUTH CAROLINA -- (4.4%)
Beaufort County School District (GO) Series D
 (SCSDE)
    5.000%, 03/01/17.............................   6,425   7,197,606
Charleston County School District Dev. Corp.
 (GO) Series A (SCSDE)
    5.000%, 02/01/19.............................   7,595   8,912,884
Clemson University (RB)
    2.000%, 05/01/16.............................   1,355   1,391,084
Florence County (GO)
    4.000%, 06/01/19.............................  15,000  16,910,850

                                                     Face
                                                    Amount    Value+
                                                    ------    ------
                                                    (000)
SOUTH CAROLINA -- (Continued)
Richland County School District No. 2 (GO)
 Series C (SCSDE)
     5.000%, 02/01/16.............................. $ 6,330 $ 6,843,236
     5.000%, 02/01/19..............................   5,740   6,704,263
South Carolina State (GO) Series A
     4.000%, 06/01/15..............................   6,000   6,246,720
     5.000%, 06/01/20..............................   7,445   8,927,970
South Carolina State (GO) Series A (ST AID
 WITHHLDG)
     5.000%, 10/01/16..............................   7,415   8,225,089
     5.000%, 10/01/17..............................   7,445   8,514,995
South Carolina State Public Service Authority
 (RB) Series A (NATL-RE FGIC)
     5.500%, 01/01/15..............................     500     517,450
South Carolina State Public Service Authority
 (RB) Series E
     5.000%, 01/01/15..............................     835     861,411
York County School District No. 3 (GO) Series B
 (SCSDE)
     5.000%, 03/01/15..............................   4,770   4,960,037
                                                            -----------
TOTAL SOUTH CAROLINA...............................          86,213,595
                                                            -----------

SOUTH DAKOTA -- (0.1%)
Sioux Falls School District No. 49- 5 (GO)
 Series B
     5.000%, 07/01/15..............................   1,500   1,582,335
                                                            -----------

TENNESSEE -- (1.0%)
City of Kingsport (GO) Series B
     3.000%, 04/01/17..............................   2,005   2,119,546
City of Memphis (GO) Series A
     5.000%, 04/01/17..............................   1,230   1,379,961
City of Memphis (GO) Series D
     5.000%, 07/01/19..............................   4,180   4,900,883
Sumner County (GO)
     5.000%, 06/01/14..............................   8,500   8,534,170
Tennessee State (GO) Series A
     5.000%, 05/01/14..............................   3,000   3,000,000
                                                            -----------
TOTAL TENNESSEE....................................          19,934,560
                                                            -----------

TEXAS -- (9.9%)
Austin Independent School District (GO) (PSF-GTD)
     5.000%, 08/01/14..............................   6,895   6,975,671
Carrollton-Farmers Branch Independent School
 District (GO) (PSF-GTD)
     5.000%, 02/15/16..............................   6,570   7,115,836
City of Dallas (GO)
     5.000%, 02/15/15..............................      10      10,370
     5.000%, 02/15/15..............................  11,790  12,234,247

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                   Face
                                                  Amount    Value+
                                                  ------    ------
                                                  (000)
TEXAS -- (Continued)
City of Dallas (GO) Series A
    5.000%, 02/15/16............................. $    10 $    10,816
    5.000%, 02/15/16.............................   2,520   2,728,883
City of Dallas (GO) Series C
    5.000%, 02/15/15.............................   2,430   2,521,562
City of Dallas (GO) Series C (ETM)
    5.000%, 02/15/15.............................      10      10,370
City of Dallas TX Waterworks & Sewer System
 Revenue (RB) (AMBAC)
    5.000%, 10/01/14.............................   9,000   9,178,380
City of El Paso (GO)
    3.000%, 08/15/17.............................     500     531,995
City of Fort Worth Water & Sewer System (RB)
    5.000%, 02/15/19.............................     830     970,536
City of Frisco (GO) (NATL-RE FGIC)
    5.250%, 02/15/16.............................   1,175   1,277,601
City of Houston (GO) Series A
    4.000%, 03/01/16.............................   4,500   4,798,935
    5.000%, 03/01/16.............................  17,850  19,359,753
    4.000%, 03/01/18.............................   2,000   2,222,840
City of Houston (RN)
    1.250%, 06/30/14.............................  20,000  20,037,000
City of San Antonio (GO)
    5.000%, 02/01/20.............................   4,000   4,762,120
City of San Antonio Electric & Gas (RB)
    5.375%, 02/01/15.............................   5,975   6,205,456
    5.000%, 02/01/19.............................     700     819,000
City of San Antonio Electric & Gas (RB) Series A
    5.000%, 02/01/15.............................   3,025   3,131,450
    5.000%, 02/01/16.............................   2,875   3,108,105
County of El Paso (GO) (NATL-RE)
    5.000%, 02/15/16.............................   2,490   2,682,502
Denton County (GO) Series A
    5.000%, 07/15/15.............................   3,960   4,187,621
Fort Bend Independent School District (GO)
 (PSF-GTD)
    5.000%, 08/15/15.............................   3,000   3,183,660
Houston Independent School District (GO) Series
 A-1
    5.000%, 02/15/15.............................   4,000   4,151,040
North Texas Municipal Water District (RB)
    5.000%, 09/01/14.............................   1,155   1,173,145
    5.000%, 06/01/16.............................   2,130   2,324,554
Northwest Independent School District (GO)
 (PSF-GTD)
    5.000%, 02/15/15.............................   1,000   1,037,760
Nueces County (GO)
    2.000%, 02/15/15.............................   2,375   2,408,963

                                                           Face
                                                          Amount     Value+
                                                          ------     ------
                                                          (000)
TEXAS -- (Continued)
Permanent University Fund (RB)
            5.000%, 07/01/18............................. $12,585 $ 14,623,267
San Jacinto College District (GO)
            5.000%, 02/15/17.............................   5,000    5,577,150
San Marcos Consolidated Independent School District (GO)
 (PSF-GTD)
(currency)  5.250%, 08/01/20
            (Pre-refunded @ $100, 8/1/14)................   3,195    3,234,299
Socorro Independent School District (GO) (PSF-GTD)
            5.250%, 08/15/14.............................   2,270    2,302,461
Texas Public Finance Authority (RB) Series A
            5.000%, 07/01/15.............................  10,000   10,559,700
            5.000%, 01/01/16.............................   3,345    3,605,007
Texas State (GO)
            5.000%, 10/01/16.............................   5,000    5,548,800
Texas Tech University (RB) Series 12
            5.000%, 02/15/16.............................   2,095    2,268,277
Travis County (GO)
            4.000%, 03/01/15.............................   5,365    5,535,124
University of Texas (RB) Series A
            5.000%, 07/01/14.............................   5,250    5,292,367
University of Texas System (The) (RB) Series C
            5.000%, 08/15/19.............................   5,000    5,932,150
University of Texas System (The) (RB) Series F
            5.000%, 08/15/15.............................   2,405    2,552,234
                                                                  ------------
TOTAL TEXAS..............................................          196,191,007
                                                                  ------------

UTAH -- (2.2%)
Alpine School District (GO) (SCH BD GTY)
            3.000%, 03/15/16.............................   2,770    2,907,115
Jordan School District (GO)
            5.000%, 06/15/19.............................  10,000   11,861,900
Salt Lake City Corp. (GO)
            2.000%, 06/30/14.............................  20,000   20,057,600
Utah State (GO) Series C
            4.500%, 07/01/19.............................   6,675    7,751,144
                                                                  ------------
TOTAL UTAH...............................................           42,577,759
                                                                  ------------

VIRGINIA -- (4.1%)
City of Norfolk (GO) Series A
            4.000%, 03/01/16.............................   2,000    2,132,480
City of Richmond (GO) Series A (AGM)
            5.000%, 07/15/15.............................   5,040    5,328,439
City of Richmond (GO) Series C (ST AID WITHHLDG)
            5.000%, 07/15/15.............................   5,325    5,629,750

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                   Face
                                                  Amount    Value+
                                                  ------    ------
                                                  (000)
VIRGINIA -- (Continued)
Commonwealth of Virginia (GO) Series B
    5.000%, 06/01/19............................. $ 5,705 $ 6,753,237
Fairfax County (GO) Series A (ST AID WITHHLDG)
    4.000%, 04/01/16.............................   3,065   3,277,282
    4.000%, 10/01/19.............................  12,300  13,979,811
    4.000%, 10/01/20.............................  15,530  17,688,980
Fairfax County (GO) Series B (ST AID WITHHLDG)
    4.000%, 04/01/19.............................   7,000   7,906,010
Henrico County (GO)
    5.000%, 07/15/19.............................   5,460   6,468,462
Virginia State (GO)
    5.000%, 06/01/19.............................  10,250  12,133,335
                                                          -----------
TOTAL VIRGINIA...................................          81,297,786
                                                          -----------

WASHINGTON -- (5.9%)
Central Puget Sound Regional Transit Authority
 (RB) Series P-1
    5.000%, 02/01/18.............................   3,000   3,438,060
City of Seattle (GO)
    5.000%, 05/01/14.............................   8,300   8,300,000
    5.000%, 12/01/17.............................   4,050   4,646,281
City of Seattle (GO) Series B
    5.000%, 08/01/15.............................   7,385   7,822,414
City of Seattle Water System Revenue (RB)
    5.000%, 09/01/19.............................   3,890   4,616,730
King County School District No. 405 Bellevue
 (GO) Series B (SCH BD GTY)
    5.000%, 12/01/16.............................   4,080   4,548,629
King County School District No. 414 Lake
 Washington (GO) (SCH BD GTY)
    4.000%, 12/01/15.............................   2,430   2,572,495
King County Sewer Enterprise (RB)
    4.000%, 01/01/15.............................   6,595   6,761,326
    4.000%, 01/01/16.............................   6,510   6,906,329
Snohomish County Public Utility District No. 1
 (RB)
    5.000%, 12/01/15.............................   5,000   5,369,950
    5.000%, 12/01/18.............................   2,390   2,758,275
Washington State (GO)
    5.000%, 07/01/17.............................   4,975   5,641,451
    5.000%, 07/01/18.............................   7,065   8,178,020
    5.000%, 07/01/20.............................   3,650   4,360,472
Washington State (GO) (AGM)
    5.000%, 07/01/14.............................   5,145   5,186,829
Washington State (GO) Series 2010A
    5.000%, 08/01/18.............................   4,500   5,218,740

                                                   Face
                                                  Amount      Value+
                                                  ------      ------
                                                  (000)
WASHINGTON -- (Continued)
Washington State (GO) Series 2010C
    5.000%, 01/01/15............................. $ 6,100 $    6,294,163
Washington State (GO) Series A
    5.000%, 01/01/16.............................   2,000      2,155,120
    5.000%, 08/01/18.............................   2,735      3,171,834
Washington State (GO) Series D
    5.000%, 02/01/19.............................   1,710      2,000,700
Washington State (GO) Series R-2010A
    5.000%, 01/01/15.............................  10,960     11,308,857
    5.000%, 01/01/17.............................   1,215      1,356,305
Washington State (GO) Series R-2011C
    4.000%, 07/01/15.............................   4,000      4,175,840
                                                          --------------
TOTAL WASHINGTON.................................            116,788,820
                                                          --------------

WISCONSIN -- (2.7%)
State of Wisconsin (GO) Series 1 (AMBAC)
    5.000%, 05/01/19.............................   2,000      2,352,100
Wisconsin State (GO) Series 1 (AMBAC)
    5.000%, 05/01/15.............................  18,510     19,391,076
    5.000%, 05/01/16.............................  14,075     15,359,203
Wisconsin State (GO) Series 2
    5.000%, 11/01/19.............................   4,000      4,735,000
Wisconsin State (GO) Series A
    4.000%, 05/01/16.............................   5,090      5,453,681
    5.000%, 05/01/16                                4,780      5,216,127
                                                          --------------
TOTAL WISCONSIN..................................             52,507,187
                                                          --------------
TOTAL MUNICIPAL BONDS............................          1,972,521,631
                                                          --------------

                                                   Shares
                                                   ------
TEMPORARY CASH INVESTMENTS -- (0.1%)
    JPMorgan Tax Free Money Market Fund.......... 2,943,105      2,943,105
                                                            --------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $1,964,935,744)..........................            $1,975,464,736
                                                            ==============

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  Investments in Securities (Market Value)
                              ------------------------------------------------
                               Level 1      Level 2     Level 3     Total
                              ---------- -------------- ------- --------------
  Municipal Bonds............         -- $1,972,521,631   --    $1,972,521,631
  Temporary Cash Investments. $2,943,105             --   --         2,943,105
                              ---------- --------------   --    --------------
  TOTAL...................... $2,943,105 $1,972,521,631   --    $1,975,464,736
                              ========== ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
MUNICIPAL BONDS -- (98.1%)
ALASKA -- (0.1%)
Borough of North Slope (GO) Series A
     4.000%, 06/30/18.............................. $  400 $  441,808
                                                           ----------

ARIZONA -- (0.4%)
City of Phoenix (GO) Series A
     5.000%, 07/01/15..............................    400    422,196
City of Scottsdale (GO)
     5.000%, 07/01/15..............................    500    527,805
Pima County (GO)
     3.000%, 07/01/16..............................    450    474,287
                                                           ----------
TOTAL ARIZONA......................................         1,424,288
                                                           ----------

ARKANSAS -- (0.9%)
Arkansas State (GO)
     5.000%, 04/01/18..............................  2,500  2,885,175
Springdale School District No. 50 (GO) Series A
 (ST AID WITHHLDG)
     4.000%, 06/01/16..............................    400    428,052
                                                           ----------
TOTAL ARKANSAS.....................................         3,313,227
                                                           ----------

CALIFORNIA -- (0.1%)
Los Angeles Unified School District (GO) Series
 KRY
     5.000%, 07/01/15..............................    250    263,843
                                                           ----------

COLORADO -- (1.6%)
Adams & Arapahoe Joint School District 28J (GO)
 (ST AID WITHHLDG)
     5.000%, 12/01/21..............................    425    509,877
Arapahoe County School District No. 5 (GO) (ST
 AID WITHHLDG)
     3.000%, 12/15/16..............................    750    795,555
Boulder County (RB)
     5.000%, 07/15/18..............................    540    618,916
City & County of Denver (GO) Series A
     5.000%, 08/01/19..............................  2,085  2,459,362
Denver City & County School District No. 1 (GO)
 Series C (ST AID WITHHLDG)
     3.000%, 12/01/23..............................  1,540  1,606,512
                                                           ----------
TOTAL COLORADO.....................................         5,990,222
                                                           ----------

CONNECTICUT -- (1.9%)
City of Middletown (GO)
     4.000%, 04/01/22..............................  1,350  1,499,540
Connecticut State (GO) Series E
     5.000%, 08/15/19..............................  2,775  3,267,562

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
CONNECTICUT -- (Continued)
Connecticut State (ST) Revenue Series A (AMBAC)
     4.000%, 08/01/16.............................. $  300 $   323,136
Town of Trumbull (GO) Series A
     3.000%, 09/01/15..............................  1,630   1,689,576
     3.000%, 09/01/16..............................    450     475,727
                                                           -----------
TOTAL CONNECTICUT..................................          7,255,541
                                                           -----------

DELAWARE -- (0.7%)
Delaware State (GO) Series A
     5.000%, 08/01/23..............................  2,225   2,741,133
                                                           -----------

FLORIDA -- (2.9%)
City of Jacksonville (RB)
     5.000%, 10/01/18..............................    315     365,476
City of Tallahassee Energy System (RB)
     5.000%, 10/01/20..............................    250     293,400
Florida State (GO) Series A
     5.000%, 06/01/20..............................  4,000   4,761,000
Florida State Board of Education (GO)
     5.000%, 06/01/19..............................    610     718,793
Florida State Board of Education (GO) Series A
     5.000%, 06/01/17..............................    150     169,569
Florida State Board of Education (GO) Series B
     5.000%, 06/01/17..............................    300     339,138
     5.000%, 06/01/20..............................    800     952,200
Florida State Board of Education (GO) Series D
     5.000%, 06/01/22..............................  1,000   1,205,220
Pasco County Water & Sewer (RB) Series A
     4.000%, 10/01/17..............................    320     352,966
Tampa Bay Water Supply (RB)
     5.000%, 10/01/19..............................    450     528,665
Tampa Bay Water Supply (RB) Series A
     5.000%, 10/01/16..............................  1,000   1,106,450
                                                           -----------
TOTAL FLORIDA......................................         10,792,877
                                                           -----------

GEORGIA -- (1.3%)
DeKalb County Water & Sewerage Revenue (RB)
 Series B
     5.250%, 10/01/24..............................  2,830   3,454,921
Georgia State Road & Tollway Authority (RB)
 Series A
     5.000%, 06/01/16..............................  1,200   1,310,652
Gordon County School District (GO) (ST AID
 WITHHLDG)
     3.000%, 09/01/17..............................    250     264,947
                                                           -----------
TOTAL GEORGIA......................................          5,030,520
                                                           -----------

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
HAWAII -- (2.5%)
City & County of Honolulu (GO) Series B
     5.000%, 08/01/20.............................. $1,470 $1,740,671
City & County of Honolulu (GO) Series B (AGM)
     5.250%, 07/01/17..............................    545    620,782
City & County of Honolulu (GO) Series C
     2.000%, 11/01/16..............................  1,230  1,272,472
Hawaii State (GO) Series DO
     5.000%, 08/01/16..............................    100    110,124
Hawaii State (GO) Series EA
     5.000%, 12/01/21..............................    850  1,023,043
Hawaii State (GO) Series EF
     5.000%, 11/01/22..............................  3,755  4,542,461
                                                           ----------
TOTAL HAWAII.......................................         9,309,553
                                                           ----------

ILLINOIS -- (0.2%)
Chicago Park District (GO) Series 2008E
     5.000%, 11/15/18..............................    250    284,868
University of Illinois (RB) Series A
     5.000%, 04/01/20..............................    500    582,850
                                                           ----------
TOTAL ILLINOIS.....................................           867,718
                                                           ----------

IOWA -- (0.2%)
City of Ankeny (GO) Series D
     4.000%, 06/01/18..............................    700    766,549

KANSAS -- (1.6%)
City of Topeka (GO) Series A
     4.000%, 08/15/15..............................    450    471,514
Johnson County (GO) Series B
     3.000%, 09/01/22..............................  2,260  2,368,661
Johnson County Unified School District No. 232
 (GO) Series A
     5.000%, 09/01/17..............................    400    451,868
Sedgwick County (GO) Series B
     3.000%, 08/01/17..............................    500    534,100
Sedgwick County Unified School District No. 260
 (GO)
     5.000%, 10/01/21..............................  1,325  1,569,277
Wyandotte County Unified Government (GO) Series A
     3.000%, 08/01/18..............................    580    618,303
                                                           ----------
TOTAL KANSAS.......................................         6,013,723
                                                           ----------

LOUISIANA -- (3.6%)
Bossier Parish School Board (GO)
     4.000%, 03/01/17..............................  1,020  1,106,414
Lafayette Louisiana Public Improvement Sales
 (RB) Series ST-A
     4.000%, 03/01/17..............................  1,330  1,440,749

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
LOUISIANA -- (Continued)
Louisiana State (GO) Series A
     5.000%, 02/01/24.............................. $2,000 $ 2,431,680
Louisiana State (GO) Series C
     5.000%, 07/15/22..............................  6,445   7,785,818
Saint Tammany Parish Wide School District No.12
 (GO) (ASSURED GTY)
     5.000%, 03/01/16..............................    575     622,863
                                                           -----------
TOTAL LOUISIANA....................................         13,387,524
                                                           -----------

MARYLAND -- (5.6%)
Anne Arundel County (GO)
     5.000%, 04/01/22..............................  2,475   3,007,323
City of Baltimore (GO) Series B
     5.000%, 10/15/22..............................  8,060   9,612,356
Maryland State (GO)
     5.000%, 03/01/19..............................  3,000   3,526,380
Maryland State (GO) Series A
     5.000%, 03/01/16..............................  1,000   1,084,770
Prince George's County (GO) Series B
     4.000%, 03/01/22..............................  2,480   2,820,132
Town of Ocean City (GO)
     3.000%, 10/01/18..............................    825     874,657
University System of Maryland (RB) Series D
     3.000%, 04/01/15..............................    135     138,468
                                                           -----------
TOTAL MARYLAND.....................................         21,064,086
                                                           -----------

MASSACHUSETTS -- (7.0%)
City of Boston (GO) Series B
     4.000%, 01/01/23..............................  1,795   2,043,787
City of Woburn (GO)
     4.000%, 09/01/22..............................    350     391,727
Commonwealth of Massachusetts (GO) Series B (AGM)
     5.250%, 09/01/24..............................  3,700   4,612,901
Commonwealth of Massachusetts (GO) Series C
 (AMBAC)
     5.500%, 12/01/23..............................  3,500   4,405,870
Massachusetts Bay Transportation Authority (RB)
 Series B (NATL-RE)
     5.500%, 07/01/24..............................  3,020   3,831,142
Massachusetts Water Resources Authority (RB)
 Series A
     5.000%, 08/01/22..............................  3,000   3,627,210
Massachusetts Water Resources Authority (RB)
 Series J (AGM GO OF AUTH)
     5.250%, 08/01/18..............................  2,000   2,342,800
Town of Auburn (GO)
     2.000%, 03/15/19..............................    750     776,085
Town of Lynnfield (GO)
     4.000%, 07/01/16..............................  1,290   1,387,253

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
MASSACHUSETTS -- (Continued)
Town of Nantucket (GO)
     3.000%, 10/01/22.............................. $1,115 $ 1,180,461
Town of Reading (GO)
     5.000%, 02/01/18..............................  1,065   1,216,720
Town of Westwood (GO)
     3.000%, 06/01/16..............................    600     631,650
                                                           -----------
TOTAL MASSACHUSETTS................................         26,447,606
                                                           -----------

MICHIGAN -- (1.2%)
Kentwood Public Schools (GO)
     4.000%, 05/01/22..............................    500     554,770
Michigan Finance Authority (RB)
     5.000%, 07/01/16..............................  2,500   2,746,575
University of Michigan (RB) Series A
     4.000%, 04/01/23..............................  1,000   1,134,450
                                                           -----------
TOTAL MICHIGAN.....................................          4,435,795
                                                           -----------

MINNESOTA -- (3.4%)
Lakeville Minnesota Independent School District
 No. 194 (GO) Series D (SD CRED PROG)
     5.000%, 02/01/22..............................  4,000   4,789,720
Minnesota State (GO)
     5.000%, 10/01/21..............................  4,660   5,635,571
Rochester Independent School District No. 535
 (GO) Series A (SD CRED PROG)
     3.000%, 02/01/22..............................  1,240   1,310,209
Stillwater Independent School District No. 834
 (GO) Series A (SD CRED PROG)
     3.000%, 02/01/16..............................  1,200   1,255,500
                                                           -----------
TOTAL MINNESOTA....................................         12,991,000
                                                           -----------

MISSISSIPPI -- (0.9%)
Mississippi State (GO) Series F
     5.000%, 11/01/21..............................  2,750   3,310,533
                                                           -----------

MISSOURI -- (0.4%)
City of Kansas City (GO) Series A
     4.000%, 02/01/22..............................  1,150   1,282,653
City of Liberty (GO)
     4.000%, 03/01/16..............................    385     410,429
                                                           -----------
TOTAL MISSOURI.....................................          1,693,082
                                                           -----------

NEBRASKA -- (0.9%)
Douglas County School District No. 17 (GO)
     4.000%, 06/15/22..............................  3,000   3,361,200
                                                           -----------

NEVADA -- (0.8%)
Clark County (RB) (AMBAC)
     5.000%, 07/01/16..............................    400     437,636

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
NEVADA -- (Continued)
Clark County School District (GO) Series A
     5.000%, 06/15/19.............................. $1,500 $1,719,135
Clark County School District (GO) Series A
 (NATL-RE FGIC)
     4.500%, 06/15/17..............................    400    442,388
Nevada State (GO) Series D
     5.000%, 06/01/17..............................    425    479,477
                                                           ----------
TOTAL NEVADA.......................................         3,078,636
                                                           ----------

NEW HAMPSHIRE -- (0.7%)
City of Dover (GO)
     3.000%, 06/15/19..............................    600    629,304
City of Nashua (GO)
     5.000%, 03/15/17..............................    330    369,125
City of Portsmouth (GO)
     4.000%, 09/15/16..............................  1,395  1,507,046
                                                           ----------
TOTAL NEW HAMPSHIRE................................         2,505,475
                                                           ----------

NEW JERSEY -- (1.8%)
Essex County (GO) Series A
     5.000%, 08/01/20..............................  1,000  1,178,960
New Milford School District (GO) (SCH BD RES FD)
     4.000%, 08/15/16..............................    440    468,208
Princeton Regional School District (GO) (ST AID
 WITHHLDG)
     1.750%, 02/01/22..............................  1,095  1,022,741
South Orange & Maplewood School District (GO)
 (SCH BD RES FD)
     3.000%, 03/01/22..............................    350    358,096
Township of Livingston (GO)
     3.000%, 01/15/21..............................    350    362,908
Township of North Brunswick (GO)
     2.000%, 08/01/18..............................  1,075  1,087,244
Union County (GO) Series B
     3.000%, 03/01/22..............................  2,360  2,465,539
                                                           ----------
TOTAL NEW JERSEY...................................         6,943,696
                                                           ----------

NEW MEXICO -- (1.2%)
Farmington Municipal School District No. 5 (GO)
 (ST AID WITHHLDG)
     4.000%, 09/01/20..............................    945  1,045,453
Las Cruces School District No. 2 (GO) Series A
 (ST AID WITHHLDG)
     4.000%, 08/01/19..............................  1,000  1,102,650
     4.000%, 08/01/20..............................    125    138,124
New Mexico State Severance Tax Permanent Fund
 (RB) Series A
     5.000%, 07/01/19..............................  2,000  2,352,520
                                                           ----------
TOTAL NEW MEXICO...................................         4,638,747
                                                           ----------

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
NEW YORK -- (3.7%)
Albany County (GO) Series B
     4.000%, 11/01/18.............................. $2,470 $ 2,769,068
City of New York (GO) Series B
     5.000%, 08/01/19..............................    600     703,758
     5.000%, 08/01/22..............................    600     713,496
City of New York (GO) Series C
     5.250%, 08/01/18..............................    430     500,206
City of New York (GO) Series E
     5.000%, 08/01/23..............................  6,000   7,132,260
City of New York (GO) Series F
     3.000%, 08/01/15..............................    150     155,195
Malverne Union Free School District (GO) (ST AID
 WITHHLDG)
     2.125%, 08/01/17..............................    605     628,994
New York State Dormitory Authority (RB) Series C
     5.000%, 03/15/19..............................    525     613,777
New York State Urban Development Corp. (RB)
     5.000%, 12/15/18..............................    510     596,175
                                                           -----------
TOTAL NEW YORK.....................................         13,812,929
                                                           -----------

NORTH CAROLINA -- (3.5%)
City of High Point (GO)
     5.000%, 03/01/18..............................    700     799,071
Lincoln County (GO) Series A
     2.000%, 06/01/17..............................    500     510,505
North Carolina State (GO) Series D
     4.000%, 06/01/23..............................  6,550   7,508,985
Onslow County (GO)
     5.000%, 04/01/17..............................    600     670,938
Wake County (GO) Series C
     5.000%, 03/01/24..............................  3,000   3,699,510
                                                           -----------
TOTAL NORTH CAROLINA...............................         13,189,009
                                                           -----------

NORTH DAKOTA -- (0.1%)
North Dakota State Board of Higher Education
 (RB) Series A
     2.000%, 04/01/16..............................    300     308,523
                                                           -----------

OHIO -- (2.4%)
City of Columbus (GO) Series 1
     5.000%, 07/01/22..............................  2,500   3,026,150
Oakwood City School District (GO)
     2.000%, 12/01/17..............................    280     289,103
Ohio State (GO) Series A
     5.000%, 09/01/19..............................    550     649,341
     5.000%, 05/01/20..............................  1,555   1,848,941
     3.000%, 02/01/22..............................    500     526,850
     5.000%, 09/15/22..............................    500     604,675
Ohio State (GO) Series B
     5.000%, 08/01/17..............................    400     454,016
Ohio State (GO) Series C
     5.000%, 09/15/21..............................  1,000   1,202,860

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
OHIO -- (Continued)
Ohio State Major New Street Infrastructure
 Project (RB) Series 2008-1
     5.500%, 06/15/15.............................. $  500 $   529,220
                                                           -----------
TOTAL OHIO.........................................          9,131,156
                                                           -----------

OKLAHOMA -- (0.9%)
City of Tulsa (GO)
     5.000%, 12/01/17..............................    400     458,588
Cleveland County Independent School District
 No. 29 (GO)
     1.500%, 03/01/16..............................  1,250   1,273,563
Tulsa County Independent School District No. 1
 (GO)
     2.000%, 09/01/15..............................  1,090   1,113,849
Tulsa County Independent School District No. 3
 (GO)
     2.000%, 04/01/16..............................    425     438,060
                                                           -----------
TOTAL OKLAHOMA.....................................          3,284,060
                                                           -----------

OREGON -- (1.6%)
City of Portland (GO)
     4.000%, 06/01/20..............................    935   1,030,726
Deschutes County (GO)
     3.000%, 12/01/15..............................    225     234,594
Deschutes County Administrative School District
 No. 1 (GO) (NATL- RE FGIC)
     5.000%, 06/15/16..............................    200     218,210
Lane County School District No. 4J Eugene (GO)
 Series A (SCH BD GTY)
     5.000%, 06/15/23..............................  3,355   4,031,502
Washington County School District No. 1 (GO)
 (NATL-RE FGIC)
     5.250%, 06/15/17..............................    400     452,864
                                                           -----------
TOTAL OREGON.......................................          5,967,896
                                                           -----------

PENNSYLVANIA -- (4.8%)
Commonwealth of Pennsylvania (GO)
     5.000%, 04/01/22..............................  8,000   9,623,520
Marple Newtown School District (GO) (AGM ST AID
 WITHHLDG)
     4.000%, 06/01/16..............................    375     400,493
Monroe County (GO)
     4.000%, 12/15/18..............................    400     438,580
Montgomery County (GO)
     5.000%, 05/01/23..............................  5,255   6,344,361
West View Municipal Authority Water Revenue (RB)
     4.000%, 11/15/20..............................  1,100   1,210,638
                                                           -----------
TOTAL PENNSYLVANIA.................................         18,017,592
                                                           -----------

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
RHODE ISLAND -- (0.5%)
Rhode Island State & Providence Plantations (GO)
 Series A
     5.000%, 08/01/22.............................. $1,605 $ 1,903,337
                                                           -----------

SOUTH CAROLINA -- (4.3%)
Beaufort County (GO) Series C (ST AID WITHHLDG)
     5.000%, 03/01/22..............................  3,485   4,188,169
Berkeley County School District (GO) Series B
 (SCSDE)
     5.000%, 03/01/22..............................  4,120   4,957,843
Clemson University (RB)
     3.000%, 05/01/21..............................    350     369,208
South Carolina State (GO) Series A (ST AID
 WITHHLDG)
     5.000%, 10/01/23..............................  5,500   6,765,110
                                                           -----------
TOTAL SOUTH CAROLINA...............................         16,280,330
                                                           -----------

TENNESSEE -- (3.2%)
City of Johnson City (GO)
     2.000%, 06/01/18..............................  1,000   1,028,480
     3.000%, 06/01/19..............................    875     938,866
City of Pigeon Forge (GO)
     4.000%, 06/01/21..............................    670     752,779
Hamilton County (GO)
     3.000%, 03/01/22..............................  4,550   4,803,480
Putnam County (GO)
     4.000%, 04/01/23..............................    975   1,096,066
Williamson County (GO)
     4.000%, 03/01/18..............................  1,445   1,607,158
Williamson County (GO) Series A
     4.000%, 05/01/22..............................    300     341,721
Wilson County (GO) (NATL-RE)
     5.000%, 04/01/15..............................    450     469,656
Wilson County (GO) Series B
     4.000%, 04/01/20..............................  1,040   1,147,973
                                                           -----------
TOTAL TENNESSEE....................................         12,186,179
                                                           -----------

TEXAS -- (13.3%)
Austin Independent School District (GO) (PSF-GTD)
     5.000%, 08/01/20..............................    350     418,086
City of Copperas Cove (GO)
     4.000%, 08/15/15..............................    750     786,053
City of Denton (GO)
     4.000%, 02/15/22..............................  2,510   2,787,681
City of Fort Worth Water & Sewer System (RB)
     5.000%, 02/15/19..............................    400     467,728
City of Houston (GO) Series A
     5.000%, 03/01/21..............................  3,100   3,705,523
     5.000%, 03/01/22..............................  5,890   7,064,348
City of Richardson (GO)
     4.250%, 02/15/18..............................    400     446,020
City of San Antonio (GO)
     5.000%, 02/01/20..............................  1,000   1,190,530

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
TEXAS -- (Continued)
City of San Antonio Electric & Gas (RB)
     5.000%, 02/01/19.............................. $  400 $   468,000
City of Southlake (GO)
     3.000%, 02/15/23..............................  1,510   1,580,064
Galveston County (GO)
     5.000%, 02/01/22..............................  1,000   1,179,500
Grayson County (GO)
     5.000%, 01/01/21..............................  1,990   2,330,489
Harris County (GO) Series A
     4.000%, 10/01/18..............................    430     480,529
Harris County Metropolitan Transit Authority
 (RB) Series B
     4.000%, 11/01/18..............................    400     443,072
Hays Consolidated Independent School District
 (GO) (PSF-GTD)
     5.000%, 08/15/23..............................  1,355   1,650,187
Hidalgo County Drain District No. 1 (GO)
     5.000%, 09/01/22..............................  3,610   4,284,167
Houston Community College System (GO)
     5.000%, 02/15/17..............................  1,000   1,116,610
La Porte Independent School District (GO)
     5.000%, 02/15/21..............................  1,700   1,992,298
Mansfield Independent School District (GO)
     5.000%, 02/15/20..............................  1,000   1,164,080
Mansfield Independent School District (GO)
 Series A (PSF-GTD)
     5.000%, 02/15/22..............................    895   1,083,899
Northside Independent School District (GO)
 (PSF-GTD)
     5.000%, 02/15/23..............................  4,535   5,523,222
Pflugerville Independent School District (GO)
 (PSF-GTD)
     5.000%, 08/15/16..............................    350     385,707
Texas A&M University (RB) Series B
     5.000%, 05/15/21..............................  4,000   4,823,840
Texas A&M University Fund (RB)
     5.000%, 07/01/23..............................  3,500   4,269,615
Texas Transportation Commission State Highway
 Fund (RB)
     5.250%, 04/01/26..............................    300     377,091
                                                           -----------
TOTAL TEXAS........................................         50,018,339
                                                           -----------

UTAH -- (0.7%)
Davis County (GO)
     4.000%, 02/01/18..............................    350     381,692
North Davis County Sewer District (RB)
     3.000%, 03/01/21..............................  2,135   2,228,812
                                                           -----------
TOTAL UTAH.........................................          2,610,504
                                                           -----------

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
VIRGINIA -- (2.4%)
City of Newport News (GO) Series A
     2.000%, 07/15/18.............................. $  515 $  531,799
Commonwealth of Virginia (GO) Series B
     4.000%, 06/01/23..............................  2,500  2,872,675
Loudoun County (GO) Series A (ST AID WITHHLDG)
     5.000%, 12/01/22..............................  4,000  4,888,080
Virginia State Public School Authority (RB)
 Series D (ST AID WITHHLDG)
     5.250%, 08/01/18..............................    500    583,435
                                                           ----------
TOTAL VIRGINIA.....................................         8,875,989
                                                           ----------

WASHINGTON -- (12.8%)
Benton County School District No. 400 Richland
 (GO) (SCH BD GTY)
     5.000%, 12/01/22..............................  4,705  5,599,468
City of Seattle Municipal Light & Power (RB)
 Series A
     5.000%, 06/01/22..............................    310    373,872
City of Seattle Municipal Light & Power (RB)
 Series B
     5.000%, 02/01/16..............................    425    459,383
City of Seattle Water System Revenue (RB)
     5.000%, 09/01/22..............................  6,000  7,327,200
Clark County School District No.119 Battleground
 (GO) (SCH BD GTY)
     4.000%, 12/01/22..............................  2,630  2,928,374
King County (GO)
     5.000%, 01/01/21..............................    425    502,911
King County School District No. 210 (GO) (SCH BD
 GTY)
     2.000%, 12/01/18..............................  1,200  1,231,776
King County School District No. 412 (GO) (SCH BD
 GTY)
     4.000%, 12/01/21..............................  1,000  1,110,170
North Thurston Public Schools (GO) (SCH BD GTY)
     5.000%, 12/01/20..............................  2,880  3,382,445
Snohomish County Public Utility District No. 1
 (RB)
     5.000%, 12/01/19..............................  1,655  1,922,183
Snohomish County School District No. 15 Edmonds
 (GO) (SCH BD GTY)
     5.000%, 12/01/20..............................  2,555  3,035,212
Spokane County (GO)
     5.000%, 12/01/22..............................  1,025  1,211,191
Spokane County Wastewater System (RB) Series A
     5.000%, 12/01/15..............................    300    322,347

                                                     Face
                                                    Amount    Value+
                                                    ------    ------
                                                    (000)
WASHINGTON -- (Continued)
Thurston County School District No. 111 (GO)
 (SCH BD GTY)
     5.000%, 12/01/21.............................. $  425 $    504,322
University of Washington (RB) Series A
     5.000%, 07/01/22..............................  6,505    7,836,313
Washington State (GO)
     5.000%, 07/01/17..............................    300      340,188
     5.000%, 07/01/23..............................  3,800    4,607,652
Washington State (GO) Series 2010A
     5.000%, 08/01/18..............................    500      579,860
Washington State (GO) Series A
     5.000%, 08/01/23..............................    750      910,005
Washington State (GO) Series B-1
     5.000%, 08/01/21..............................  1,300    1,565,460
Washington State (GO) Series D
     5.000%, 02/01/19..............................    900    1,053,000
Washington State (GO) Series R-2012C
     4.000%, 07/01/21..............................  1,075    1,220,727
                                                           ------------
TOTAL WASHINGTON...................................          48,024,059
                                                           ------------

WISCONSIN -- (2.0%)
Milwaukee County (GO) Series A
     5.000%, 10/01/16..............................    520      572,452
Milwaukee County Metropolitan Sewer District
 (GO) Series A
     5.500%, 10/01/15..............................    350      375,869
Sun Prairie Area School District (GO)
     4.000%, 03/01/20..............................    570      619,909
Swallow School District (GO)
     2.000%, 04/01/16..............................    390      401,606
Wisconsin State (GO) Series 2
     5.000%, 11/01/20..............................  4,600    5,491,480
                                                           ------------
TOTAL WISCONSIN....................................           7,461,316
                                                           ------------
TOTAL MUNICIPAL BONDS..............................         369,139,600
                                                           ------------

                                                   Shares
                                                   ------
TEMPORARY CASH INVESTMENTS -- (1.9%)
    JPMorgan Tax Free Money Market Fund.......... 7,230,911    7,230,911
                                                            ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $373,058,292)............................            $376,370,511
                                                            ============

DFA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  Investments in Securities (Market Value)
                                --------------------------------------------
                                Level 1      Level 2    Level 3    Total
                                ---------- ------------ ------- ------------
    Municipal Bonds............         -- $369,139,600   --    $369,139,600
    Temporary Cash Investments. $7,230,911           --   --       7,230,911
                                ---------- ------------   --    ------------
    TOTAL...................... $7,230,911 $369,139,600   --    $376,370,511
                                ========== ============   ==    ============

                See accompanying Notes to Financial Statements.

              DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                   Face
                                                  Amount   Value+
                                                  ------   ------
                                                  (000)
MUNICIPAL BONDS -- (95.3%)
CALIFORNIA -- (95.3%)
Anaheim Public Financing Authority (RB)
    4.000%, 08/01/14............................. $  550 $  554,923
Anaheim Union High School District (GO) (AGM)
    5.000%, 08/01/14.............................    800    809,320
Atascadero Unified School District (GO) Series A
 (AGM)
    3.000%, 08/01/15.............................    315    325,748
Bay Area Toll Authority (RB)
    4.000%, 04/01/18.............................  2,540  2,833,192
    5.000%, 04/01/19.............................    775    913,260
Bay Area Toll Authority (RB) Series F
    5.000%, 04/01/15.............................    795    829,956
Berkeley Unified School District (GO)
    3.000%, 08/01/15.............................  1,000  1,034,120
Berryessa Union School District (GO) (AMBAC)
    5.375%, 08/01/18.............................    380    443,996
California Educational Facilities Authority (RB)
    5.000%, 10/01/16.............................    700    767,438
California Educational Facilities Authority (RB)
 Series A
    4.000%, 11/01/19.............................    850    944,027
California State (GO)
    5.000%, 05/01/14.............................  5,075  5,075,000
    4.500%, 06/01/14.............................    750    752,745
    5.000%, 06/01/14.............................  3,465  3,479,137
    5.000%, 08/01/14.............................  1,480  1,497,316
    4.000%, 09/01/14.............................    875    885,990
    4.000%, 10/01/14.............................  1,600  1,625,296
    3.000%, 11/01/14.............................    665    674,390
    5.000%, 11/01/14.............................  9,000  9,215,010
    6.000%, 02/01/15.............................    950    991,097
    3.000%, 03/01/15.............................    500    511,745
    5.000%, 03/01/15.............................  3,900  4,055,688
    5.000%, 03/01/15.............................    500    519,960
    4.000%, 04/01/15.............................    700    724,381
    5.000%, 04/01/15.............................  1,000  1,043,870
    5.000%, 09/01/15.............................  1,000  1,063,350
    5.000%, 10/01/15.............................  1,000  1,067,190
    5.000%, 10/01/15.............................    500    533,595
    3.000%, 11/01/15.............................    500    520,650
    5.000%, 12/01/15.............................    700    752,367
    5.000%, 02/01/16.............................  1,275  1,377,688
    5.000%, 03/01/16.............................  1,245  1,349,580
    3.000%, 09/01/16.............................  1,500  1,587,540
    5.000%, 09/01/16.............................  2,350  2,595,575
    4.000%, 10/01/16.............................  1,175  1,273,500
    5.000%, 10/01/16.............................  2,795  3,096,077
    5.000%, 10/01/16.............................  2,090  2,315,135

                                                   Face
                                                  Amount   Value+
                                                  ------   ------
                                                  (000)
CALIFORNIA -- (Continued)
    5.000%, 11/01/16............................. $3,410 $3,789,090
    4.000%, 09/01/17.............................    425    469,791
    5.000%, 09/01/17.............................  3,600  4,097,232
    5.000%, 11/01/17.............................    800    915,080
    5.500%, 04/01/18.............................  6,915  8,089,374
    5.000%, 09/01/18.............................  3,000  3,486,990
    5.000%, 09/01/18.............................    250    290,583
    5.000%, 04/01/19.............................  3,500  4,097,100
    5.500%, 04/01/19.............................  7,280  8,693,994
    5.000%, 10/01/19.............................  4,415  5,204,358
    5.000%, 11/01/19.............................  2,485  2,931,579
    5.000%, 02/01/20.............................  5,000  5,901,450
    5.000%, 09/01/20.............................    700    832,811
    5.000%, 10/01/20.............................  1,000  1,188,770
    5.000%, 09/01/21.............................  4,400  5,258,440
California State (GO) (AMBAC)
    6.000%, 04/01/16.............................  1,265  1,399,596
    6.000%, 02/01/17.............................  1,000  1,144,990
California State (GO) (NATL-RE)
    4.000%, 09/01/14.............................  1,000  1,012,560
    4.125%, 06/01/15.............................    200    208,492
    5.000%, 06/01/15.............................    310    326,067
    4.000%, 09/01/15.............................    500    525,075
California State (GO) Series 2
    4.000%, 09/01/15.............................    750    787,612
California State (GO) Series A
    5.000%, 07/01/19.............................  2,500  2,965,250
California State Department of Transportation
 (RB) Series A (NATL-RE FGIC)
    5.000%, 02/01/15.............................  4,660  4,825,756
California State Department of Water Resources
 (RB) (NATL-RE)
    5.000%, 12/01/14.............................  1,500  1,542,030
California State Department of Water Resources
 (RB) Series AE
    5.000%, 12/01/14.............................    575    591,112
California State Department of Water Resources
 (RB) Series AR
    5.000%, 12/01/15.............................  5,045  5,426,604
California State Department of Water Resources
 (RB) Series L
    5.000%, 05/01/14.............................  1,200  1,200,000
    4.000%, 05/01/15.............................  2,790  2,895,825
    5.000%, 05/01/15.............................  4,650  4,872,316
    5.000%, 05/01/16.............................  1,385  1,512,822
    5.000%, 05/01/17.............................  2,830  3,197,419
    5.000%, 05/01/20.............................  1,000  1,197,850
California State Department of Water Resources
 (RB) Series M
    5.000%, 05/01/14.............................    750    750,000
    4.000%, 05/01/15.............................  3,400  3,528,962
    4.000%, 05/01/16.............................  2,250  2,413,102

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           Face
                                                          Amount   Value+
                                                          ------   ------
                                                          (000)
CALIFORNIA -- (Continued)
            5.000%, 05/01/16............................. $  600 $  655,374
            5.000%, 05/01/18.............................    500    578,655
            4.000%, 05/01/19.............................    575    651,843
California State Economic Recovery (GO) Series A
            5.250%, 07/01/14.............................  2,445  2,465,807
            5.250%, 07/01/14.............................     95     95,769
California State Economic Recovery (GO) Series A
 (NATL-RE FGIC)
            5.250%, 07/01/14.............................  4,610  4,649,231
California State Public Works Board (RB)
(currency)  5.500%, 06/01/23
            (Pre-refunded @ $100, 6/1/14)................  1,550  1,556,107
California State Public Works Board of Regents
 University California (RB) Series B (NATL-RE FGIC)
            5.000%, 06/01/17.............................  1,275  1,445,926
California State University (RB) Series A
            5.000%, 11/01/15.............................  6,250  6,691,875
            5.000%, 11/01/16.............................  1,030  1,145,319
            5.000%, 11/01/19.............................  3,660  4,334,648
            5.000%, 11/01/19.............................  1,000  1,184,330
Chino Valley Unified School District (GO) Series A
            4.000%, 08/01/17.............................    500    546,845
City & County of San Francisco (GO)
            4.000%, 06/15/14.............................  2,245  2,255,619
            4.000%, 06/15/15.............................  2,000  2,085,000
            5.000%, 06/15/16.............................    515    566,011
            5.000%, 06/15/16.............................    705    774,830
City & County of San Francisco (GO) Series 2008-R1
            5.000%, 06/15/14.............................    500    502,975
City & County of San Francisco (GO) Series A
            5.000%, 06/15/14.............................  6,950  6,991,352
            5.000%, 06/15/15.............................    750    790,192
            5.000%, 06/15/15.............................  2,490  2,623,439
City & County of San Francisco (GO) Series R1
            5.000%, 06/15/16.............................  3,500  3,846,675
            5.000%, 06/15/20.............................    865  1,040,024
            5.000%, 06/15/21.............................    250    303,170
City & County of San Francisco Road Repaving & Street
 Safety Services (GO)
            4.000%, 06/15/14.............................  1,100  1,105,203
City of Bakersfield School District (GO) Series A (AGM)
            4.000%, 11/01/14.............................    400    407,564
City of Folsom (GO)
            4.000%, 08/01/14.............................  1,285  1,295,062

                                                   Face
                                                  Amount    Value+
                                                  ------    ------
                                                  (000)
CALIFORNIA -- (Continued)
City of Long Beach Harbor Revenue (RB) Series B
    5.000%, 05/15/19............................. $   815 $   961,301
City of Los Angeles (GO) Series A
    2.500%, 09/01/14.............................   5,850   5,894,811
    3.000%, 09/01/15.............................   3,000   3,110,040
    3.250%, 09/01/16.............................     500     533,145
    5.000%, 09/01/20.............................   9,000  10,838,790
City of Los Angeles (GO) Series A (NATL-RE)
    5.250%, 09/01/14.............................   2,000   2,033,040
City of Los Angeles (RB) Series A
    4.000%, 06/01/14.............................     520     521,581
    4.000%, 06/01/15.............................   2,000   2,077,840
City of Los Angeles Wastewater System Revenue
 (RB) Series A
    5.000%, 06/01/14.............................   3,300   3,313,266
    5.000%, 06/01/15.............................  10,000  10,516,100
City of Oakland (GO)
    5.000%, 01/15/15.............................     500     516,825
City of San Francisco Public Utilities
 Commission Wastewater Revenue (RB) Series A
    3.000%, 10/01/15.............................     275     285,566
City of San Francisco Public Utilities
 Commission Water Revenue (RB)
    5.000%, 11/01/15.............................   1,150   1,230,776
City of San Francisco Public Utilities
 Commission Water Revenue (RB) (ETM)
    5.000%, 11/01/15.............................     425     455,311
City of San Francisco Public Utilities
 Commission Water Revenue (RB) Series A (ETM)
    5.000%, 11/01/14.............................   1,560   1,596,956
City of San Jose (GO)
    5.000%, 09/01/14.............................     500     507,790
City of Saratoga (GO)
    3.000%, 08/01/16.............................     450     475,119
City of Tulare Sewer Revenue (RB) (AGM)
    3.000%, 11/15/19.............................     200     211,600
City of Vernon (RB) Series A
    5.250%, 08/01/14.............................   1,300   1,315,028
Coast Community College District (GO) (NATL-RE)
    5.250%, 08/01/14.............................   1,000   1,012,270
Colton Joint Unified School District (GO)
    5.000%, 08/01/16.............................   1,000   1,093,940
Colton Joint Unified School District (GO) (AGM)
    4.000%, 08/01/20.............................   1,000   1,110,530
Conejo Valley Unified School District (GO)
    4.000%, 08/01/18.............................     700     773,115

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                           Face
                                                          Amount    Value+
                                                          ------    ------
                                                          (000)
CALIFORNIA -- (Continued)
Contra Costa Community College District (GO) (NATL-RE
 FGIC)
            5.000%, 08/01/14............................. $ 1,985 $ 2,008,185
Contra Costa County Public Financing Authority (RB)
 Series B (NATL-RE)
            5.000%, 06/01/15.............................   1,700   1,785,272
Contra Costa Water Authority (RB) Series SER-A
            1.000%, 10/01/15.............................   3,360   3,396,288
Contra Costa Water District (RB) Series B
            4.000%, 10/01/14.............................  10,000  10,156,800
Contra Costa Water District (RB) Series Q
            5.000%, 10/01/18.............................     705     819,943
County of Santa Clara (GO) Series B
            5.000%, 08/01/18.............................   5,000   5,827,950
Cupertino Union School District (GO) Series B
            4.000%, 08/01/15.............................   1,260   1,319,207
Davis Joint Unified School District Community Facilities
 District (ST) (AGM)
            3.000%, 08/15/16.............................     955     994,155
Desert Sands Unified School District (GO)
            4.000%, 08/01/18.............................   1,375   1,523,404
Desert Sands Unified School District (GO) (AGM)
(currency)  5.000%, 06/01/21
            (Pre-refunded @ $100, 6/1/14)................   3,275   3,286,593
(currency)  5.000%, 06/01/29.............................
            (Pre-refunded @ $100, 6/1/14)                     600     602,124
Dublin Unified School District (GO)
            5.000%, 02/01/19.............................  11,775  13,770,745
East Bay Regional Park District (GO) Series A
            4.000%, 09/01/21.............................     210     238,012
El Rancho Unified School District (GO) (AGM)
            4.000%, 08/01/20.............................     780     873,967
Escondido Union School District (GO) Series B (NATL-RE
 FGIC)
            5.500%, 08/01/14.............................     550     557,062
Fairfield-Suisun Sewer District (RB) (ASSURED GTY)
            4.000%, 05/01/16.............................   1,625   1,738,425
Fairfield-Suisun Unified School District Financing Corp.
 (GO)
            2.500%, 08/01/16.............................     750     782,152

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
CALIFORNIA -- (Continued)
Folsom Cordova Unified School District School
 Facilities Improvement District No. 4 (GO)
 Series A (NATL-RE)
     5.000%, 10/01/16.............................. $  550 $  606,590
Fontana Unified School District (GO)
     5.000%, 08/01/18..............................  3,140  3,618,976
     5.000%, 08/01/19..............................  1,285  1,501,574
     4.000%, 08/01/20..............................  3,620  4,047,088
Foothill-De Anza Community College District (GO)
     4.000%, 08/01/19..............................    550    624,069
Fremont Unified School District/ Alameda County
 (GO)
     5.000%, 08/01/18..............................    750    865,747
Fremont Union High School District (GO) (NATL-RE
 FGIC)
     5.000%, 09/01/15..............................    925    983,469
Fresno Unified School District (GO) Series A
     2.000%, 08/01/14..............................    720    723,182
     4.000%, 08/01/16..............................  1,695  1,815,887
Fresno Unified School District (GO) Series A
 (AGM)
     4.000%, 08/01/17..............................  1,820  1,984,419
Gilroy Public Facilities Financing Authority (RB)
     4.000%, 11/01/14..............................    400    406,968
Glendale Unified School District (GO)
     4.000%, 09/01/15..............................  1,160  1,217,861
Grossmont Union High School District (GO)
     4.000%, 08/01/20..............................  2,420  2,754,250
Grossmont Union High School District (GO)
 (NATL-RE)
     5.000%, 08/01/15..............................  1,160  1,228,254
Hemet Unified School District (GO) Series A (AGM)
     5.750%, 08/01/14..............................    500    506,155
     5.625%, 08/01/15..............................    355    376,250
Huntington Beach Public Financing Authority (RB)
     3.000%, 09/01/16..............................    950    993,947
Kern High School District (GO) Series C (NATL-RE
 FGIC)
     5.500%, 08/01/14..............................    650    658,060
Long Beach Unified School District (GO) Series A
     4.000%, 08/01/14..............................  2,335  2,356,622
     5.000%, 08/01/14..............................  1,000  1,011,650
Los Altos Elementary School District (GO)
     5.000%, 08/01/19..............................    975  1,160,923
Los Angeles Community College District (GO)
 Series A (AGM)
     5.250%, 08/01/14..............................  4,000  4,049,080

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                     Face
                                                    Amount    Value+
                                                    ------    ------
                                                    (000)
CALIFORNIA -- (Continued)
Los Angeles Community College District (GO)
 Series F-1
     3.250%, 08/01/14.............................. $ 2,300 $ 2,317,250
     3.000%, 08/01/15..............................     500     517,315
Los Angeles Convention & Exhibit Center
 Authority (RB) Series A
     5.000%, 08/15/17..............................     975   1,096,397
Los Angeles County Metropolitan Transportation
 Authority (RB)
     5.000%, 07/01/18..............................   4,650   5,423,806
     5.000%, 07/01/19..............................   4,000   4,757,640
Los Angeles County Metropolitan Transportation
 Authority (RB) (AMBAC)
     5.000%, 07/01/14..............................     500     504,055
Los Angeles County Metropolitan Transportation
 Authority (RB) Series A
     4.000%, 07/01/15..............................  11,825  12,339,151
Los Angeles Department of Water & Power (RB)
 Series A
     5.000%, 07/01/14..............................   4,715   4,753,003
     5.000%, 07/01/16..............................   1,100   1,210,748
     5.000%, 07/01/19..............................   2,990   3,539,891
Los Angeles Municipal Improvement Corp. (RB)
 Series A
     4.000%, 11/01/14..............................   2,770   2,819,195
     4.000%, 11/01/16..............................   1,795   1,934,884
     5.000%, 03/01/17..............................   4,300   4,771,022
Los Angeles Municipal Improvement Corp. (RB)
 Series A (NATL-RE FGIC)
     4.000%, 01/01/16..............................     400     423,120
Los Angeles Municipal Improvement Corp. (RB)
 Series C
     3.000%, 03/01/16..............................     750     783,547
Los Angeles Municipal Improvement Corp. (RB)
 Series E
     5.000%, 09/01/14..............................     690     700,433
Los Angeles Unified School District (GO)
 (NATL-RE)
     5.750%, 07/01/14..............................   2,230   2,250,984
     5.750%, 07/01/15..............................   1,370   1,457,707
Los Angeles Unified School District (GO) Series A
     4.000%, 07/01/17..............................   5,500   6,067,270
Los Angeles Unified School District (GO) Series
 A-1 (FGIC)
     5.500%, 07/01/18..............................   2,745   3,236,712
Los Angeles Unified School District (GO) Series
 A-2
     5.000%, 07/01/21..............................   2,200   2,655,862
Los Angeles Unified School District (GO) Series
 E (AMBAC)
     5.000%, 07/01/15..............................     875     923,449

                                                           Face
                                                          Amount   Value+
                                                          ------   ------
                                                          (000)
CALIFORNIA -- (Continued)
Los Angeles Unified School District (GO) Series G (AMBAC)
            5.000%, 07/01/16............................. $  930 $1,022,144
Los Angeles Unified School District (GO) Series KRY
            5.000%, 07/01/15.............................  1,250  1,319,212
            5.000%, 07/01/19.............................  3,390  4,007,895
Madera County Transportation Authority (RB) (AGM)
            3.000%, 03/01/15.............................  1,020  1,037,075
Manhattan Beach Unified School District (GO) Series F
            4.000%, 09/01/21.............................    500    559,830
Manteca Unified School District (GO) (AGM)
(currency)  5.250%, 08/01/22
            (Pre-refunded @ $100, 8/1/14)................    500    506,150
Metropolitan Water District of Southern California (RB)
 Series B- 3 (NATL-RE)
            5.000%, 10/01/14.............................  1,050  1,070,811
Metropolitan Water District of Southern California (RB)
 Series C
            4.000%, 10/01/15.............................    900    947,718
Morgan Hill Unified School District (GO) Series A
            2.000%, 08/01/15.............................  1,615  1,650,740
Mount Diablo Unified School District (GO)
            5.000%, 02/01/19.............................    500    579,750
Mount San Antonio Community College District (GO) Series
 C (AGM)
            4.000%, 09/01/14.............................    750    759,368
New Haven Unified School District (GO) (AGM)
            12.000%, 08/01/16............................  2,480  3,108,382
            12.000%, 08/01/17............................  1,500  2,026,815
            4.000%, 08/01/19.............................  1,430  1,594,164
Northern California Power Agency (RB) Series A
            5.000%, 07/01/17.............................  1,000  1,129,270
Oak Park Unified School District (GO) Series A
            4.000%, 08/01/14.............................    600    605,298
Oakland-Alameda County Coliseum Authority (RB) Series A
            5.000%, 02/01/17.............................  3,700  4,085,022
Oceanside Unified School District (GO) Series A (ASSURED
 GTY)
            3.000%, 08/01/16.............................    350    367,129
Orange County (RB) Series A (NATL- RE)
            5.000%, 06/01/15.............................  2,000  2,103,880

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                   Face
                                                  Amount   Value+
                                                  ------   ------
                                                  (000)
CALIFORNIA -- (Continued)
Orange County Public Financing Authority (RB)
 (NATL-RE)
    5.000%, 07/01/16............................. $3,000 $3,292,470
Orange County Sanitation District (RB) Series A
    4.000%, 08/01/14.............................  4,410  4,450,969
Oxnard School District (GO) Series B (ASSURED
 GTY)
    4.000%, 08/01/14.............................    500    504,170
Oxnard Union High School District (GO)
    4.000%, 08/01/14.............................    475    479,365
Palm Springs Financing Authority (RB) Series A
    3.000%, 11/01/15.............................    625    643,050
Palomar Pomerado Health (GO) Series A (AMBAC)
    5.000%, 08/01/15.............................    500    528,455
Pasadena Unified School District (GO)
    5.000%, 05/01/20.............................    550    656,733
Peralta Community College District (GO)
    5.000%, 08/01/17.............................  1,000  1,131,950
    5.000%, 08/01/19.............................  2,220  2,600,242
Peralta Community College District (GO) Series C
    4.000%, 08/01/14.............................    500    504,595
    5.000%, 08/01/15.............................  1,045  1,106,488
Piedmont Unified School District (GO)
    2.000%, 08/01/14.............................    340    341,527
Pleasanton Unified School District (GO) (AGM)
    5.250%, 08/01/16.............................    500    552,570
Poway Unified School District (GO)
    3.250%, 08/01/18.............................  1,350  1,465,776
Poway Unified School District (ST) (AGM)
    3.250%, 10/01/14.............................  3,500  3,541,825
Rancho Santiago Community College District (GO)
    3.000%, 09/01/15.............................  1,195  1,238,833
Rancho Santiago Community College District (GO)
 (AGM)
    5.250%, 09/01/16.............................    300    333,819
Riverside County Transportation Commission (RB)
 Series A
    5.000%, 06/01/18.............................    500    580,260
Sacramento Area Flood Control Agency (SA) Series
 A (NATL-RE FGIC)
    5.000%, 10/01/15.............................    765    815,842

                                                           Face
                                                          Amount    Value+
                                                          ------    ------
                                                          (000)
CALIFORNIA -- (Continued)
Sacramento County Sanitation District (GO) (AMBAC)
(currency)  5.000%, 12/01/35
            (Pre-refunded @ $100, 12/1/14)............... $ 4,040 $ 4,152,756
Sacramento County Sanitation District (RB) (NATL-RE)
            5.000%, 08/01/14.............................     750     758,738
Sacramento Municipal Utility District (RB) Series U (AGM)
            5.000%, 08/15/14.............................   1,000   1,013,520
            5.000%, 08/15/17.............................     620     705,802
San Diego County Regional Transportation Commission (RB)
 Series A
            4.000%, 04/01/18.............................     425     473,714
            5.000%, 04/01/18.............................   1,285   1,481,387
San Diego Public Facilities Financing Authority (RB)
 Series A
            4.500%, 05/15/14.............................   2,560   2,564,301
San Diego Public Facilities Financing Authority (RB)
 Series B
            5.000%, 05/15/14.............................   1,000   1,001,870
            5.000%, 05/15/16.............................   1,550   1,695,498
San Diego Public Facilities Financing Authority Sewer
 Revenue (RB) Series A
            5.000%, 05/15/18.............................     350     404,982
San Diego Public Facilities Financing Authority Water
 Revenue (RB) Series A
            5.000%, 08/01/16.............................   6,200   6,846,784
San Diego Public Facilities Financing Authority Water
 Revenue (RB) Series B
            3.750%, 08/01/15.............................     250     260,943
San Diego Unified School District (GO)
            2.000%, 07/01/15.............................  15,600  15,920,268
San Diego Unified School District (GO) Series B
            1.000%, 07/01/15.............................   8,000   8,071,040
San Diego Unified School District (GO) Series F (AGM)
(currency)  5.000%, 07/01/29
            (Pre-refunded @ $100, 7/1/14)................   1,555   1,566,849
San Francisco Community College District (GO) Series A
 (AGM)
            5.000%, 06/15/15.............................   2,265   2,381,421
            5.000%, 06/15/16.............................   2,495   2,724,939
San Francisco Community College District (GO) Series B
 (AGM)
            5.000%, 06/15/14.............................   1,515   1,523,590

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
CALIFORNIA -- (Continued)
San Francisco Community College District (GO)
 Series C
     3.000%, 06/15/14.............................. $  930 $  933,032
     4.000%, 06/15/16..............................    845    905,172
     4.000%, 06/15/18..............................    485    531,332
San Francisco Community College District (GO)
 Series C (AGM)
     5.000%, 06/15/14..............................  1,015  1,020,755
San Francisco Unified School District (GO)
     5.000%, 06/15/16..............................    745    818,301
San Francisco Unified School District (GO)
 Series C (NATL-RE)
     5.000%, 06/15/15..............................  1,400  1,474,872
San Jose Unified School District (GO) (NATL-RE
 FGIC)
     5.000%, 08/01/14..............................  1,810  1,831,086
San Juan Unified School District (GO) (AGM)
     4.000%, 08/01/14..............................    625    630,788
     4.000%, 08/01/15..............................    600    628,122
San Juan Unified School District (GO) Series A
     1.000%, 08/01/15..............................  5,400  5,452,758
San Juan Unified School District (GO) Series B
     3.000%, 08/01/16..............................    700    740,523
San Leandro Unified School District (GO) Series B
     4.000%, 08/01/21..............................    265    289,695
San Marino Unified School District (GO) Series A
     5.250%, 07/01/14..............................    500    504,225
San Ramon Valley Unified School District (GO)
     4.000%, 08/01/21..............................  4,225  4,859,299
Santa Clara County (GO)
     1.250%, 06/30/14..............................  7,000  7,012,950
Santa Clara Unified School District (GO)
     4.000%, 07/01/15..............................    500    521,860
Santa Clara Valley Transportation Authority (RB)
 Series B
     5.000%, 04/01/18..............................  7,645  8,803,829
Santa Margarita-Dana Point Authority (RB) Series
 B (GO OF DIST)
     4.000%, 08/01/17..............................  1,000  1,092,010
Solano County Community College District (GO)
 (NATL-RE)
     5.000%, 08/01/15..............................  1,115  1,180,607
Southern California Public Power Authority (RB)
     4.000%, 07/01/15..............................  2,200  2,296,448
     5.000%, 07/01/18..............................  1,135  1,319,335
     5.000%, 07/01/18..............................  1,175  1,365,832

                                                   Face
                                                  Amount    Value+
                                                  ------    ------
                                                  (000)
CALIFORNIA -- (Continued)
Southwestern Community College District (GO)
 Series A
    5.500%, 08/01/17............................. $  275 $    314,908
Union Elementary School District (GO) Series A
    3.000%, 09/01/18.............................  1,130    1,211,462
University of California (RB) Series E (NATL-RE)
    5.000%, 05/15/14.............................  3,180    3,186,042
University of California (RB) Series O
    5.000%, 05/15/14.............................  3,275    3,281,222
Upland Unified School District (GO)
    1.000%, 08/01/16.............................    900      907,794
Vista Unified School District (GO) (AGM)
    4.000%, 08/01/15.............................  1,000    1,046,870
Washington Township Health Care District (GO)
 Series A
    6.500%, 08/01/14.............................    750      761,370
Washington Unified School District- Yolo County
 (GO)
    4.000%, 08/01/20.............................  1,000    1,121,100
West Contra Costa Unified School District (GO)
 (AGM)
    5.000%, 08/01/17.............................    650      732,206
Westlands Water District (RB) Series A (AGM)
    4.000%, 09/01/20.............................  1,045    1,176,451
Wiseburn School District (GO) Series A (NATL-RE)
    5.000%, 08/01/15.............................    400      423,536
Yosemite Community College District (GO)
    1.000%, 08/01/17.............................  1,850    1,859,435
                                                         ------------
TOTAL MUNICIPAL BONDS...................................  571,271,486
                                                         ------------

                                                    Shares
                                                    ------
COMMERCIAL PAPER -- (3.4%)
    California State University, 0.060%..........  7,415,000    7,414,852
    City & County of San Francisco, 0.070%....... 12,985,000   12,984,740
                                                             ------------
TOTAL COMMERCIAL PAPER...........................              20,399,592
                                                             ------------

TEMPORARY CASH INVESTMENTS -- (1.3%)
    JPMorgan Tax Free Money Market Fund..........  7,897,480    7,897,480
                                                             ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $596,194,246)............................             $599,568,558
                                                             ============

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  Investments in Securities (Market Value)
                                --------------------------------------------
                                 Level 1     Level 2    Level 3    Total
                                ---------- ------------ ------- ------------
    Municipal Bonds............         -- $571,271,486   --    $571,271,486
    Commercial Paper...........         --   20,399,592   --      20,399,592
    Temporary Cash Investments. $7,897,480           --   --       7,897,480
                                ---------- ------------   --    ------------
    TOTAL...................... $7,897,480 $591,671,078   --    $599,568,558
                                ========== ============   ==    ============

                See accompanying Notes to Financial Statements.

           DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                   Face
                                                  Amount   Value+
                                                  ------   ------
                                                  (000)
MUNICIPAL BONDS -- (98.6%)
CALIFORNIA -- (98.6%)
Albany Unified School District (GO)
    4.000%, 08/01/21............................. $  240 $  269,098
Alhambra Unified School District (GO) Series A
 (ASSURED GTY)
    5.250%, 08/01/18.............................    375    430,039
Alum Rock Union Elementary School District (GO)
 Series A
    5.000%, 09/01/21.............................    730    862,101
Amador County Unified School District (GO)
    4.000%, 08/01/19.............................    385    415,145
Anaheim Public Financing Authority (RB)
    5.000%, 08/01/17.............................    500    565,975
Antelope Valley Union High School District (GO)
    4.000%, 08/01/21.............................    500    569,960
    5.000%, 08/01/22.............................  1,650  2,004,667
Azusa Unified School District (GO)
    5.000%, 07/01/21.............................    425    496,935
Baldwin Park Unified School District (GO) (AGM)
    5.000%, 08/01/17.............................    100    113,160
Berryessa Union School District (GO) (AMBAC)
    5.375%, 08/01/18.............................    200    233,682
Buena Park School District (GO) (AGM)
    2.500%, 08/01/21.............................     75     75,345
California Educational Facilities Authority (RB)
    5.000%, 10/01/16.............................    500    548,170
California State (GO)
    5.000%, 11/01/16.............................    150    166,676
    5.000%, 09/01/18.............................  1,325  1,540,087
    5.000%, 10/01/18.............................    250    291,112
    5.500%, 04/01/19.............................  1,075  1,283,797
    3.125%, 10/01/19.............................    100    108,190
    5.000%, 10/01/19.............................    250    294,697
    4.000%, 11/01/19.............................    135    152,187
    5.000%, 10/01/20.............................    375    445,789
    5.000%, 02/01/21.............................    700    831,761
    5.000%, 04/01/21.............................    475    565,464
    5.000%, 09/01/21.............................  3,705  4,427,845
    5.000%, 02/01/22.............................  2,195  2,624,913
    5.000%, 04/01/22.............................  1,000  1,197,330
    4.000%, 09/01/22.............................    525    590,966
    5.250%, 09/01/22.............................    940  1,146,527
    5.250%, 10/01/22.............................  1,310  1,599,327
    5.000%, 12/01/22.............................    900  1,082,628
    5.000%, 02/01/23.............................  1,150  1,380,391

                                                   Face
                                                  Amount   Value+
                                                  ------   ------
                                                  (000)
CALIFORNIA -- (Continued)
California State (GO) Series B
    5.000%, 09/01/23............................. $2,285 $2,751,003
California State Department of Water Resources
 (RB) Series AR
    5.000%, 12/01/22.............................  3,210  3,948,075
    5.000%, 12/01/23.............................    900  1,113,804
California State Department of Water Resources
 (RB) Series L
    5.000%, 05/01/17.............................    450    508,423
    5.000%, 05/01/20.............................  1,000  1,197,850
California State Department of Water Resources
 (RB) Series M
    4.000%, 05/01/19.............................    455    515,806
California State Economic Recovery (GO) Series A
    4.400%, 07/01/18.............................    410    466,240
California State University (RB) Series A
    2.500%, 11/01/18.............................  1,500  1,584,975
    5.000%, 11/01/19.............................    450    532,948
California State University (RB) Series C (AGM)
    5.000%, 11/01/22.............................    100    120,542
Capistrano Unified School District School
 Facilities Improvement District No. 1 (GO)
    4.000%, 08/01/22.............................    580    639,398
Chabot-Las Positas Community College District
 (GO)
    5.000%, 08/01/22.............................    900  1,082,898
    4.000%, 08/01/23.............................  1,970  2,208,922
Chaffey Community College District (GO) Series E
    4.000%, 06/01/22.............................    335    378,312
Chino Valley Unified School District (GO) Series
 A
    4.000%, 08/01/21.............................    200    222,124
Chula Vista Elementary School District (GO)
    5.000%, 08/01/22.............................  1,835  2,162,621
City & County of San Francisco (GO)
    4.000%, 06/15/20.............................    800    915,352
City & County of San Francisco (GO) Series A
    5.000%, 06/15/22.............................  2,200  2,688,180
City & County of San Francisco (GO) Series R1
    5.000%, 06/15/21.............................    470    569,960
City of El Monte School District (GO) Series A
 (ASSURED GTY)
    5.000%, 08/01/15.............................    175    185,297

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                   Face
                                                  Amount   Value+
                                                  ------   ------
                                                  (000)
CALIFORNIA -- (Continued)
City of Long Beach Harbor Revenue (RB) Series B
    5.000%, 05/15/19............................. $  250 $  294,877
City of Los Angeles (GO) Series A
    4.000%, 09/01/18.............................    780    879,442
City of Los Angeles (GO) Series B
    5.000%, 09/01/19.............................    600    714,474
City of Riverside Water Revenue (RB) Series A
    5.000%, 10/01/18.............................    300    348,912
City of Sacramento Unified School District (GO)
    5.000%, 07/01/18.............................    300    344,232
City of San Francisco Public Utilities
 Commission Water Revenue (RB) Series A
    5.000%, 11/01/15.............................     40     42,810
    5.000%, 11/01/15.............................    135    144,628
Coachella Valley Unified School District (GO)
 (BAM)
    4.000%, 08/01/22.............................    825    919,198
Colton Joint Unified School District (GO)
    5.000%, 08/01/21.............................    900  1,055,916
Colton Joint Unified School District (GO) Series
 C (NATL-RE FGIC)
    5.000%, 02/01/15.............................    140    144,862
Conejo Valley Unified School District (GO)
    2.000%, 08/01/18.............................  2,350  2,402,922
    4.000%, 08/01/18.............................    115    127,012
Contra Costa County Public Financing Authority
 (RB) Series B (NATL-RE)
    5.000%, 06/01/15.............................    200    210,032
Contra Costa County Walnut Creek Elementary
 School District (GO)
    1.500%, 09/01/17.............................    500    507,490
Culver City School Facilities Financing
 Authority (RB) (AGM GO OF DIST)
    5.500%, 08/01/26.............................    855  1,065,595
Cupertino Union School District (GO) Series A
    4.000%, 08/01/17.............................    275    304,103
Davis Joint Unified School District Community
 Facilities District (ST) (AGM)
    3.000%, 08/15/22.............................  1,000    997,790
Davis Joint Unified School District Community
 Facilities District No. 2 (ST) (AGM)
    3.000%, 08/15/19.............................    500    517,545

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
CALIFORNIA -- (Continued)
Dublin Unified School District (GO)
     5.000%, 08/01/23.............................. $1,665 $2,024,823
East Side Union High School District (GO)
     4.000%, 08/01/21..............................    600    674,886
East Side Union High School District (GO) Series
 D
     3.000%, 08/01/19..............................    825    883,666
El Dorado Irrigation District & El Dorado Water
 Agency (CP) Series A (ASSURED GTY)
     4.000%, 08/01/16..............................    530    560,623
El Rancho Unified School District (GO) (AGM)
     4.000%, 08/01/21..............................  1,285  1,433,495
Enterprise Elementary School District (GO)
     4.000%, 09/01/19..............................    500    552,100
Escondido Union School District (GO) Series B
 (NATL-RE FGIC)
     5.000%, 08/01/15..............................    450    476,653
     5.000%, 08/01/16..............................    400    437,480
Fallbrook Union Elementary School District (GO)
 Series A
     5.000%, 08/01/20..............................    200    233,998
Folsom Cordova Unified School District School
 Facilities Improvement District No. 4 (GO)
 Series A (NATL-RE)
     5.000%, 10/01/16..............................    500    551,445
Fontana Unified School District (GO)
     5.000%, 08/01/19..............................    600    701,124
     4.000%, 08/01/21..............................  1,585  1,765,928
     4.000%, 08/01/22..............................    875    971,469
Franklin-Mckinley School District (GO) (ASSURED
 GTY)
     5.000%, 08/01/17..............................    275    306,606
Grossmont Union High School District (GO) Series
 A
     5.000%, 08/01/18..............................    200    232,394
Huntington Beach Public Financing Authority (RB)
     4.000%, 09/01/18..............................    200    219,350
Jurupa Unified School District (GO) (AGM)
     4.000%, 08/01/18..............................    235    256,305
     5.000%, 08/01/20..............................    725    837,679
Liberty Union High School District (GO)
     4.000%, 08/01/21..............................    500    559,555
Lompoc Unified School District (GO) (ASSURED GTY)
     5.250%, 08/01/20..............................    540    639,657

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                     Face
                                                    Amount   Value+
                                                    ------   ------
                                                    (000)
CALIFORNIA -- (Continued)
Los Angeles Convention & Exhibit Center
 Authority (RB) Series A
     4.500%, 08/15/18.............................. $  300 $  337,017
Los Angeles County Metropolitan Transportation
 Authority (RB)
     5.000%, 07/01/17..............................    525    597,450
Los Angeles County Metropolitan Transportation
 Authority (RB) Series A
     5.000%, 07/01/17..............................    300    337,281
     5.000%, 07/01/18..............................    665    761,884
Los Angeles Department of Water & Power (RB)
 Series B
     5.000%, 07/01/22..............................    435    530,548
Los Angeles Municipal Improvement Corp. (RB)
 Series A
     5.000%, 09/01/16..............................    200    219,286
Los Angeles Municipal Improvement Corp. (RB)
 Series C
     3.000%, 03/01/16..............................    250    261,183
Los Angeles Unified School District (GO)
 (NATL-RE)
     5.750%, 07/01/15..............................    125    133,003
Los Angeles Unified School District (GO) Series A
     3.000%, 07/01/19..............................    475    514,396
     5.000%, 07/01/20..............................    150    179,198
     2.000%, 07/01/22..............................    630    621,564
Los Angeles Unified School District (GO) Series D
     4.000%, 07/01/17..............................    200    220,628
Los Angeles Unified School District (GO) Series
 KRY
     5.000%, 07/01/15..............................    250    263,843
     5.000%, 07/01/18..............................    750    869,145
Los Rios Community College District (GO) Series B
     5.000%, 08/01/23..............................    510    614,116
Lynwood Unified School District (GO) (AGM)
     5.000%, 08/01/21..............................    450    519,223
     5.000%, 08/01/22..............................    485    563,003
Manhattan Beach Unified School District (GO)
 Series C
     3.500%, 09/01/21..............................  1,185  1,286,957
Manhattan Beach Unified School District (GO)
 Series E
     3.000%, 09/01/22..............................    560    586,494
Mendocino-Lake Community College District (GO)
 Series A (NATL-RE)
     5.000%, 08/01/17..............................    100    112,408
Menifee Union School District (GO)
     3.000%, 08/01/23..............................    670    673,216
Merced Union High School District (GO) Series A
 (ASSURED GTY)
     4.000%, 08/01/18..............................    250    274,490

                                                   Face
                                                  Amount   Value+
                                                  ------   ------
                                                  (000)
CALIFORNIA -- (Continued)
Montebello Unified School District (GO)
    5.000%, 08/01/20............................. $  415 $  486,874
Morongo Unified School District (GO)
    3.000%, 08/01/22.............................    480    485,592
Mount Diablo Unified School District (GO)
    3.250%, 08/01/19.............................    500    541,815
New Haven Unified School District (GO) (ASSURED
 GTY)
    5.000%, 08/01/19.............................    150    174,707
Oakland Joint Powers Financing Authority (RB)
 Series B (ASSURED GTY)
    4.500%, 08/01/18.............................    500    568,650
Oceanside Unified School District (GO)
    4.000%, 08/01/17.............................    300    327,204
Oxnard Union High School District (GO)
    4.000%, 08/01/21.............................    320    358,115
    4.000%, 08/01/22.............................    500    556,305
Oxnard Union High School District (GO) Series A
 (AGM)
    4.000%, 08/01/15.............................    245    255,920
Peralta Community College District (GO)
    5.000%, 08/01/17.............................    100    113,195
Peralta Community College District (GO) (AGM)
    5.000%, 08/01/15.............................    200    211,768
Placentia-Yorba Linda Unified School District
 (GO) Series A
    5.000%, 08/01/18.............................    275    319,542
Plumas Unified School District (GO) (AGM)
    5.250%, 08/01/21.............................    800    939,032
Pomona Unified School District (GO) Series C
    4.000%, 08/01/16.............................    250    265,585
Porterville Unified School District Facilities
 Improvement District (GO) Series B (AGM)
    5.000%, 08/01/18.............................    450    515,835
    5.000%, 08/01/19.............................    325    377,647
Poway Unified School District (GO)
    5.000%, 08/01/19.............................    200    235,248
Rancho Santiago Community College District (GO)
 (AGM)
    5.250%, 09/01/20.............................    500    608,305
Redlands Financing Authority (RB) Series A
    5.000%, 09/01/22.............................  1,290  1,551,315
Roseville City School District (GO)
    5.000%, 08/01/17.............................    400    451,956

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED

                                                   Face
                                                  Amount   Value+
                                                  ------   ------
                                                  (000)
CALIFORNIA -- (Continued)
Sacramento Municipal Utility District (RB)
 Series U (AGM)
    5.000%, 08/15/17............................. $  125 $  142,299
San Diego County Regional Transportation
 Commission (RB) Series A
    5.000%, 04/01/18.............................  1,365  1,573,613
San Diego County Water Authority (RB) Series A
    4.000%, 05/01/17.............................    450    494,689
San Diego Public Facilities Financing Authority
 Water Revenue (RB) Series A
    5.000%, 08/01/16.............................    400    441,728
San Diego Unified School District (GO)
    3.000%, 07/01/23.............................  1,140  1,199,736
San Diego Unified School District (GO) Series
 C-2 (AGM)
    5.500%, 07/01/21.............................    600    742,500
    5.500%, 07/01/25.............................  2,000  2,545,080
San Dieguito Union High School District (GO)
 Series A-2
    5.000%, 08/01/23.............................    490    601,823
San Juan Unified School District (GO)
    5.000%, 08/01/22.............................    800    967,920
San Juan Unified School District (GO) Series B
    3.000%, 08/01/16.............................    260    275,051
San Ramon Valley Unified School District (GO)
    4.000%, 08/01/21.............................  1,500  1,725,195
Santa Ana Unified School District (GO) Series A
    5.000%, 08/01/18.............................    275    315,601
Santa Clara Unified School District (GO)
    5.000%, 07/01/20.............................  1,000  1,196,590
Santa Cruz City High School District (GO)
    4.000%, 08/01/22.............................    715    794,951
Santa Monica Community College District (GO)
    5.000%, 08/01/22.............................    225    270,725
Santa Monica Public Financing Authority (RB)
 Series B
    4.000%, 12/01/19.............................    175    199,308
Saugus Union School District (GO) (NATL-RE FGIC)
    5.250%, 08/01/17.............................    500    568,925
Saugus/Hart School Facilities Financing
 Authority (RB) Series B
    5.000%, 09/01/15.............................    300    318,384

                                                   Face
                                                  Amount    Value+
                                                  ------    ------
                                                  (000)
CALIFORNIA -- (Continued)
Sequoia Union High School District (GO) Series A
    4.000%, 07/01/16............................. $  360 $    388,598
Southern California Public Power Authority (RB)
    5.000%, 07/01/18.............................    250      290,603
    4.000%, 07/01/19.............................    400      454,324
Stockton Unified School District (GO) (AGM)
    5.000%, 07/01/20.............................    150      174,803
Val Verde Unified School District (GO) Series B
 (AGM)
    3.000%, 08/01/17.............................    200      212,254
Vista Unified School District (GO)
    5.000%, 08/01/22.............................    250      300,390
West Contra Costa Unified School District (GO)
 (AGM)
    5.000%, 08/01/17.............................    195      219,662
West Contra Costa Unified School District (GO)
 (ASSURED GTY)
    5.000%, 08/01/17.............................    175      197,132
West Contra Costa Unified School District (GO)
 Series B
    6.000%, 08/01/20.............................  1,065    1,315,062
West Covina Unified School District (GO) (AGM)
    5.000%, 08/01/21.............................    385      448,914
Western Riverside County Regional Wastewater
 Authority (RB) (ASSURED GTY)
    5.000%, 09/01/19.............................    250      280,163
Wright Elementary School District (GO) Series A
    3.000%, 08/01/20.............................    165      174,331
Yosemite Union High School District (GO) (AGM)
    4.000%, 08/01/19.............................    395      423,511
Yuba Community College District (GO) Series C
    5.000%, 08/01/17.............................    240      271,502
                                                         ------------
TOTAL MUNICIPAL BONDS............................         114,794,080
                                                         ------------

                                                   Shares
                                                   ------        -
TEMPORARY CASH INVESTMENTS -- (1.4%)
    JPMorgan Tax Free Money Market Fund.......... 1,658,320    1,658,320
                                                            ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $115,089,733)............................            $116,452,400
                                                            ============

DFA CALIFORNIA INTERMEDIATE-TERM MUNICIPAL BOND PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  Investments in Securities (Market Value)
                                --------------------------------------------
                                Level 1      Level 2    Level 3    Total
                                ---------- ------------ ------- ------------
    Municipal Bonds............         -- $114,794,080   --    $114,794,080
    Temporary Cash Investments. $1,658,320           --   --       1,658,320
                                ---------- ------------   --    ------------
    TOTAL...................... $1,658,320 $114,794,080   --    $116,452,400
                                ========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                                                 DFA
                                                                             DFA Two-Year    Selectively   DFA Short-
                                                              DFA One-Year   Global Fixed   Hedged Global     Term
                                                              Fixed Income      Income      Fixed Income   Government
                                                               Portfolio      Portfolio       Portfolio    Portfolio
                                                             -------------- --------------  ------------- ------------
ASSETS:
Investments at Value (including $49,219, $16,187, $0
 and $0 of securities on loan, respectively)................ $    9,107,923 $    5,885,234  $    978,490  $  1,871,864
Temporary Cash Investments at Value & Cost..................         54,445             --            --        10,536
Collateral from Securities on Loan Invested in Affiliate at
 Value & Cost...............................................         50,246         16,524            --            --
Foreign Currencies at Value.................................             --              7            --            --
Cash........................................................             --         76,604        17,935            --
Receivables:
  Investment Securities Sold................................         50,100         50,726         5,106        25,660
  Interest..................................................         36,714         42,352         8,658        16,752
  Securities Lending Income.................................              6              1            --            --
  Fund Shares Sold..........................................         11,726          4,629         1,124         2,706
Unrealized Gain on Forward Currency Contracts...............             --          1,828         2,470            --
Prepaid Expenses and Other Assets...........................             79             80            19            29
                                                             -------------- --------------  ------------  ------------
     Total Assets...........................................      9,311,239      6,077,985     1,013,802     1,927,547
                                                             -------------- --------------  ------------  ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..........................         50,246         16,524            --            --
  Investment Securities Purchased...........................         72,001         92,678         7,495        28,193
  Fund Shares Redeemed......................................          4,641          3,418           807         1,047
  Due to Advisor............................................          1,131            729           122           264
Unrealized Loss on Forward Currency Contracts...............             --         23,569           532            --
Accrued Expenses and Other Liabilities......................            595            448            51           107
                                                             -------------- --------------  ------------  ------------
     Total Liabilities......................................        128,614        137,366         9,007        29,611
                                                             -------------- --------------  ------------  ------------
NET ASSETS.................................................. $    9,182,625 $    5,940,619  $  1,004,795  $  1,897,936
                                                             ============== ==============  ============  ============
Institutional Class Shares -- based on net assets of
 $9,182,625; $5,940,619; $1,004,795 and $1,897,936
 and shares outstanding of 889,404,877; 593,666,658;
 98,462,452 and 177,816,066, respectively................... $        10.32 $        10.01  $      10.20  $      10.67
                                                             ============== ==============  ============  ============
NUMBER OF SHARES AUTHORIZED.................................  2,000,000,000  2,000,000,000   300,000,000   500,000,000
                                                             ============== ==============  ============  ============
Investments at Cost......................................... $    9,097,121 $    5,851,940  $    972,696  $  1,869,378
                                                             ============== ==============  ============  ============
Foreign Currencies at Cost.................................. $           -- $            7  $         --  $         --
                                                             ============== ==============  ============  ============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    9,168,583 $    5,972,906  $  1,000,161  $  1,892,698
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)...........................          2,290          5,452         5,190         2,113
Accumulated Net Realized Gain (Loss)........................            950        (49,817)       (8,324)          639
Net Unrealized Foreign Exchange Gain (Loss).................             --        (21,216)        1,974            --
Net Unrealized Appreciation (Depreciation)..................         10,802         33,294         5,794         2,486
                                                             -------------- --------------  ------------  ------------
NET ASSETS.................................................. $    9,182,625 $    5,940,619  $  1,004,795  $  1,897,936
                                                             ============== ==============  ============  ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                             DFA World ex      DFA
                                                              DFA Five-Year      U.S.      Intermediate  DFA Short-
                                                              Global Fixed    Government    Government  Term Extended
                                                                 Income      Fixed Income  Fixed Income    Quality
                                                                Portfolio     Portfolio     Portfolio     Portfolio
                                                             --------------  ------------  ------------ -------------
ASSETS:
Investments at Value (including $412,915, $0, $0 and
 $204,001 of securities on loan, respectively).............. $    8,649,489  $    279,793  $  3,515,450 $  3,431,139
Temporary Cash Investments at Value & Cost..................             --            --        15,614           --
Collateral from Securities on Loan Invested in Affiliate at
 Value & Cost...............................................        422,150            --            --      208,575
Foreign Currencies at Value.................................             --           726            --           16
Cash........................................................         65,456         2,653            --       31,386
Receivables:
  Investment Securities Sold................................        160,307            --            --           --
  Interest..................................................         40,080         2,901        44,077       24,281
  Securities Lending Income.................................             48            --            --           15
  Fund Shares Sold..........................................          9,508           172         3,068        4,170
Unrealized Gain on Forward Currency Contracts...............          1,617            19            --           14
Unrealized Gain on Foreign Currency Contracts...............             --             2            --           --
Prepaid Expenses and Other Assets...........................            103            15            44           62
                                                             --------------  ------------  ------------ ------------
     Total Assets...........................................      9,348,758       286,281     3,578,253    3,699,658
                                                             --------------  ------------  ------------ ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..........................        422,150            --            --      208,575
  Investment Securities Purchased...........................        196,852           543            --       24,991
  Fund Shares Redeemed......................................          4,834            65           406        2,556
  Due to Advisor............................................          1,771            37           290          555
Unrealized Loss on Forward Currency Contracts...............         18,579         1,497            --        1,013
Accrued Expenses and Other Liabilities......................            448            12           186          129
                                                             --------------  ------------  ------------ ------------
     Total Liabilities......................................        644,634         2,154           882      237,819
                                                             --------------  ------------  ------------ ------------
NET ASSETS.................................................. $    8,704,124  $    284,127  $  3,577,371 $  3,461,839
                                                             ==============  ============  ============ ============
Institutional Class Shares -- based on net assets of
 $8,704,124; $284,127; $3,577,371 and $3,461,839 and
 shares outstanding of 794,417,268; 27,606,467;
 286,149,768 and 319,017,976, respectively.................. $        10.96  $      10.29  $      12.50 $      10.85
                                                             ==============  ============  ============ ============
NUMBER OF SHARES AUTHORIZED.................................  1,500,000,000   100,000,000   700,000,000  500,000,000
                                                             ==============  ============  ============ ============
Investments at Cost......................................... $    8,589,411  $    276,447  $  3,423,774 $  3,402,798
                                                             ==============  ============  ============ ============
Foreign Currencies at Cost.................................. $           --  $        724  $         -- $         16
                                                             ==============  ============  ============ ============
NET ASSETS CONSIST OF:
Paid-In Capital............................................. $    8,652,163  $    283,737  $  3,470,819 $  3,431,893
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)...........................         18,897           873        13,692        4,193
Accumulated Net Realized Gain (Loss)........................        (10,286)       (2,394)        1,184       (1,615)
Net Unrealized Foreign Exchange Gain (Loss).................        (16,728)       (1,437)           --         (973)
Net Unrealized Appreciation (Depreciation)..................         60,078         3,348        91,676       28,341
                                                             --------------  ------------  ------------ ------------
NET ASSETS.................................................. $    8,704,124  $    284,127  $  3,577,371 $  3,461,839
                                                             ==============  ============  ============ ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                          DFA
                                                                     Intermediate-                 DFA Inflation-  DFA Short-
                                                                     Term Extended       DFA         Protected    Duration Real
                                                                        Quality      Investment      Securities      Return
                                                                       Portfolio   Grade Portfolio   Portfolio      Portfolio
                                                                     ------------- --------------- -------------- -------------
ASSETS:
Investments in Affiliated Investment Companies at Value.............           --   $  1,970,799              --            --
Investments at Value (including $312,452, $0, $0 and $0 of
 securities on loan, respectively).................................. $  1,737,950             --    $  2,476,938  $    356,668
Temporary Cash Investments at Value & Cost..........................           --          5,281          15,523            --
Temporary Cash......................................................       19,996             --              --         8,265
Collateral from Securities on Loan Invested in Affiliate at Value &
 Cost...............................................................      319,788             --              --            --
Receivables:
  Investment Securities Sold........................................       35,748             --           5,942            --
  Interest..........................................................       17,534              1           8,138         2,262
  Securities Lending Income.........................................           36             --              --            --
  Fund Shares Sold..................................................        2,201          4,292           2,243         4,950
Unrealized Gain on Swap Contracts...................................           --             --              --           868
Unrealized Gain on Forward Currency Contracts.......................           --             --              --             1
Deferred Offering Costs.............................................           --             --              --            38
Prepaid Expenses and Other Assets...................................           15             65              26            21
                                                                     ------------   ------------    ------------  ------------
     Total Assets...................................................    2,133,268      1,980,438       2,508,810       373,073
                                                                     ------------   ------------    ------------  ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..................................      319,788             --              --            --
  Investment Securities Purchased...................................       52,986          2,235          11,480         4,773
  Fund Shares Redeemed..............................................          224            714           2,008           129
  Due to Advisor....................................................          287             34             203            35
Unrealized Loss on Swap Contracts...................................           --             --              --           185
Unrealized Loss on Forward Currency Contracts.......................          112             --              --            77
Accrued Expenses and Other Liabilities..............................           56             30             144            14
                                                                     ------------   ------------    ------------  ------------
     Total Liabilities..............................................      373,453          3,013          13,835         5,213
                                                                     ------------   ------------    ------------  ------------
NET ASSETS.......................................................... $  1,759,815   $  1,977,425    $  2,494,975  $    367,860
                                                                     ============   ============    ============  ============
Institutional Class Shares -- based on net assets of $1,759,815;
 $1,977,425; $2,494,975 and $367,860 and shares outstanding
 of 165,067,861; 185,675,158; 210,610,618 and 36,644,812,
 respectively....................................................... $      10.66   $      10.65    $      11.85  $      10.04
                                                                     ============   ============    ============  ============
NUMBER OF SHARES AUTHORIZED.........................................  300,000,000    200,000,000     500,000,000   100,000,000
                                                                     ============   ============    ============  ============
Investments in Affiliated Investment Companies at Cost.............. $         --   $  1,972,805    $         --  $         --
                                                                     ------------   ------------    ------------  ------------
Investments at Cost................................................. $  1,727,399   $         --    $  2,409,564  $    355,648
                                                                     ============   ============    ============  ============
NET ASSETS CONSIST OF:
Paid-In Capital..................................................... $  1,742,137   $  1,977,321    $  2,411,949  $    365,505
Undistributed Net Investment Income (Distributions in Excess of
 Net Investment Income).............................................        4,454          2,557           9,749           876
Accumulated Net Realized Gain (Loss)................................        2,781           (447)          5,903          (150)
Net Unrealized Foreign Exchange Gain (Loss).........................         (108)            --              --           (74)
Net Unrealized Appreciation (Depreciation)..........................       10,551         (2,006)         67,374         1,703
                                                                     ------------   ------------    ------------  ------------
NET ASSETS.......................................................... $  1,759,815   $  1,977,425    $  2,494,975  $    367,860
                                                                     ============   ============    ============  ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                           DFA                      DFA California
                                                         DFA Short-   Intermediate-  DFA California Intermediate-
                                                            Term           Term        Short-Term        Term
                                                         Municipal      Municipal      Municipal      Municipal
                                                       Bond Portfolio Bond Portfolio Bond Portfolio Bond Portfolio
                                                       -------------- -------------- -------------- --------------
ASSETS:
Investments at Value..................................  $  1,972,522   $    369,140   $    591,672   $    114,794
Temporary Cash Investments at Value & Cost............         2,943          7,231          7,897          1,658
Receivables:
  Interest............................................        25,421          3,780          6,908          1,079
  Fund Shares Sold....................................         2,410          1,242          3,716            218
Prepaid Expenses and Other Assets.....................            67             50             15             11
                                                        ------------   ------------   ------------   ------------
     Total Assets.....................................     2,003,363        381,443        610,208        117,760
                                                        ------------   ------------   ------------   ------------
LIABILITIES:
Payables:
  Fund Shares Redeemed................................         1,636            622            506              8
  Due to Advisor......................................           327             57             99             18
Accrued Expenses and Other Liabilities................           107             14             28              5
                                                        ------------   ------------   ------------   ------------
     Total Liabilities................................         2,070            693            633             31
                                                        ------------   ------------   ------------   ------------
NET ASSETS............................................  $  2,001,293   $    380,750   $    609,575   $    117,729
                                                        ============   ============   ============   ============
Institutional Class Shares -- based on net assets of
 $2,001,293; $380,750; $609,575 and $117,729 and
 shares outstanding of 196,012,744; 38,221,041;
 59,194,134 and 11,403,227, respectively..............  $      10.21   $       9.96   $      10.30   $      10.32
                                                        ============   ============   ============   ============
NUMBER OF SHARES AUTHORIZED...........................   500,000,000    100,000,000    300,000,000    100,000,000
                                                        ============   ============   ============   ============
Investments at Cost...................................  $  1,961,993   $    365,827   $    588,297   $    113,432
                                                        ============   ============   ============   ============
NET ASSETS CONSIST OF:
Paid-In Capital.......................................  $  1,989,323   $    376,890   $    605,755   $    116,224
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income).....................         1,507            559            453            178
Accumulated Net Realized Gain (Loss)..................           (66)           (12)            (8)           (35)
Net Unrealized Appreciation (Depreciation)............        10,529          3,313          3,375          1,362
                                                        ------------   ------------   ------------   ------------
NET ASSETS............................................  $  2,001,293   $    380,750   $    609,575   $    117,729
                                                        ============   ============   ============   ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                      DFA
                                                                       DFA Two-   Selectively
                                                            DFA One-  Year Global    Hedged    DFA Short-
                                                           Year Fixed    Fixed    Global Fixed    Term
                                                             Income     Income       Income    Government
                                                           Portfolio   Portfolio   Portfolio   Portfolio
                                                           ---------- ----------- ------------ ----------
Investment Income
  Interest................................................  $21,226    $ 19,987     $ 7,997     $ 7,947
  Income from Securities Lending..........................       62         142          --          --
                                                            -------    --------     -------     -------
     Total Investment Income..............................   21,288      20,129       7,997       7,947
                                                            -------    --------     -------     -------
Expenses
  Investment Advisory Services Fees.......................    2,177       1,423         716       1,546
  Administrative Services Fees............................    4,353       2,845          --          --
  Accounting & Transfer Agent Fees........................      251         165          29          54
  Custodian Fees..........................................       91         156          13           9
  Filing Fees.............................................      150          98          25          35
  Shareholders' Reports...................................       84          75          12          22
  Directors'/Trustees' Fees & Expenses....................       59          39           6          12
  Professional Fees.......................................      101          62          11          20
  Other...................................................       40          27           6          10
                                                            -------    --------     -------     -------
     Total Expenses.......................................    7,306       4,890         818       1,708
                                                            -------    --------     -------     -------
  Fees Paid Indirectly....................................       --         (16)         (4)         --
                                                            -------    --------     -------     -------
  Net Expenses............................................    7,306       4,874         814       1,708
                                                            -------    --------     -------     -------
  Net Investment Income (Loss)............................   13,982      15,255       7,183       6,239
                                                            -------    --------     -------     -------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold............................    1,758     (24,137)     (5,147)        866
    Foreign Currency Transactions.........................       --     (24,827)     (3,070)         --
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency............      666      58,029      10,311      (2,257)
    Translation of Foreign Currency Denominated Amounts...       --     (10,843)      2,700          --
                                                            -------    --------     -------     -------
  Net Realized and Unrealized Gain (Loss).................    2,424      (1,778)      4,794      (1,391)
                                                            -------    --------     -------     -------
Net Increase (Decrease) in Net Assets Resulting from
 Operations...............................................  $16,406    $ 13,477     $11,977     $ 4,848
                                                            =======    ========     =======     =======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                                  DFA Five-  DFA World ex     DFA      DFA Short-
                                                                    Year         U.S.     Intermediate    Term
                                                                 GlobalFixed  Government   Government   Extended
                                                                   Income    Fixed Income Fixed Income  Quality
                                                                  Portfolio   Portfolio    Portfolio   Portfolio
                                                                 ----------- ------------ ------------ ----------
Investment Income
  Interest......................................................  $ 61,580     $ 2,638      $42,447     $27,920
  Income from Securities Lending................................       304          --           --         183
                                                                  --------     -------      -------     -------
     Total Investment Income....................................    61,884       2,638       42,447      28,103
                                                                  --------     -------      -------     -------
Expenses
  Investment Advisory Services Fees.............................    10,179         235        1,695       3,336
  Accounting & Transfer Agent Fees..............................       236           9          100          96
  Custodian Fees................................................       176          11           18          29
  Filing Fees...................................................       160          16           60          99
  Shareholders' Reports.........................................       112           2           48          25
  Directors'/Trustees' Fees & Expenses..........................        53           2           23          20
  Professional Fees.............................................        88           2           38          29
  Other.........................................................        42           2           20          15
                                                                  --------     -------      -------     -------
     Total Expenses.............................................    11,046         279        2,002       3,649
                                                                  --------     -------      -------     -------
  Fees (Waived), Expenses Reimbursed, and/or Previously Waived
   Fees Recovered by Advisor (Note C)...........................        --         (19)          --          21
  Fees Paid Indirectly..........................................       (22)         (1)          --         (21)
                                                                  --------     -------      -------     -------
  Net Expenses..................................................    11,024         259        2,002       3,649
                                                                  --------     -------      -------     -------
  Net Investment Income (Loss)..................................    50,860       2,379       40,445      24,454
                                                                  --------     -------      -------     -------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold..................................    53,247       1,952        1,420         825
    Foreign Currency Transactions...............................   (62,825)     (4,327)          --      (4,429)
    In-Kind Redemptions.........................................        --          --           --       2,482
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency..................    19,307       5,663       (6,513)      4,776
    Translation of Foreign Currency Denominated Amounts.........    (9,191)        667           --      (2,221)
                                                                  --------     -------      -------     -------
  Net Realized and Unrealized Gain (Loss).......................       538       3,955       (5,093)      1,433
                                                                  --------     -------      -------     -------
Net Increase (Decrease) in Net Assets Resulting from
 Operations.....................................................  $ 51,398     $ 6,334      $35,352     $25,887
                                                                  ========     =======      =======     =======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                                        DFA
                                                                   Intermediate-               DFA
                                                                       Term         DFA     Inflation-  DFA Short-
                                                                     Extended    Investment Protected  Duration Real
                                                                      Quality      Grade    Securities    Return
                                                                     Portfolio   Portfolio  Portfolio  Portfolio(a)
                                                                   ------------- ---------- ---------- -------------
Investment Income
  Income Distributions Received from Affiliated Investment
   Companies......................................................         --     $21,951          --     $  715
  Interest........................................................    $25,811           2    $ 13,569        449
  Income from Securities Lending..................................        148          --          --         --
                                                                      -------     -------    --------     ------
     Total Investment Income......................................     25,959      21,953      13,569      1,164
                                                                      -------     -------    --------     ------
Expenses
  Investment Advisory Services Fees...............................      1,579       1,770       1,217        190
  Accounting & Transfer Agent Fees................................         47          24          72         11
  Custodian Fees..................................................         10          --          13          3
  Filing Fees.....................................................         41          81          46         10
  Shareholders' Reports...........................................          9          18          43         --
  Directors'/Trustees' Fees & Expenses............................          9          10          17          1
  Professional Fees...............................................         13           4          28         24
  Organizational & Offering Costs.................................         --          --          --         69
  Other...........................................................          6           3          15         --
                                                                      -------     -------    --------     ------
     Total Expenses...............................................      1,714       1,910       1,451        308
                                                                      -------     -------    --------     ------
  Fees (Waived), Expenses Reimbursed, and/or Previously Waived
   Fees Recovered by Advisor (Note C).............................         22      (1,564)         --       (196)
                                                                      -------     -------    --------     ------
  Net Expenses....................................................      1,736         346       1,451        112
                                                                      -------     -------    --------     ------
  Net Investment Income (Loss)....................................     24,223      21,607      12,118      1,052
                                                                      -------     -------    --------     ------
Realized and Unrealized Gain (Loss)
  Capital Gain Distributions Received from Affiliated Investment
   Companies                                                               --         616          --        123
    Net Realized Gain (Loss) on:
    Investment Securities Sold....................................      3,748        (886)     10,537       (145)
    Foreign Currency Transactions.................................       (498)         --          --       (128)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities.........................................     23,127      17,877     (15,407)     1,020
    Swap Contracts................................................         --          --          --        683
    Translation of Foreign Currency Denominated Amounts...........       (100)         --          --        (74)
                                                                      -------     -------    --------     ------
  Net Realized and Unrealized Gain (Loss).........................     26,277      17,607      (4,870)     1,479
                                                                      -------     -------    --------     ------
Net Increase (Decrease) in Net Assets Resulting from
 Operations.......................................................    $50,500     $39,214    $  7,248     $2,531
                                                                      =======     =======    ========     ======

----------
(a)The Portfolio commenced operations on November 5, 2013.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                                          DFA
                                                                                 DFA         DFA      California
                                                                 DFA Short- Intermediate- California Intermediate-
                                                                    Term        Term      Short-Term     Term
                                                                 Municipal    Municipal   Municipal    Municipal
                                                                    Bond        Bond         Bond        Bond
                                                                 Portfolio    Portfolio   Portfolio    Portfolio
                                                                 ---------- ------------- ---------- -------------
Investment Income
  Interest......................................................  $10,345      $3,239       $3,123      $1,043
                                                                  -------      ------       ------      ------
     Total Investment Income....................................   10,345       3,239        3,123       1,043
                                                                  -------      ------       ------      ------
Expenses
  Investment Advisory Services Fees.............................    1,868         321          562         106
  Accounting & Transfer Agent Fees..............................       55          11           18           5
  Custodian Fees................................................       10           3            5           1
  Filing Fees...................................................       50          39           12          10
  Shareholders' Reports.........................................       17           2            4           1
  Directors'/Trustees' Fees & Expenses..........................       12           2            3           1
  Professional Fees.............................................       20           2            5           1
  Other.........................................................       11           1            3           1
                                                                  -------      ------       ------      ------
     Total Expenses.............................................    2,043         381          612         126
                                                                  -------      ------       ------      ------
  Fees (Waived), Expenses Reimbursed, and/or Previously Waived
   Fees Recovered by Advisor (Note C)...........................       --         (12)          --          (4)
                                                                  -------      ------       ------      ------
  Net Expenses..................................................    2,043         369          612         122
                                                                  -------      ------       ------      ------
  Net Investment Income (Loss)..................................    8,302       2,870        2,511         921
                                                                  -------      ------       ------      ------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold..................................       --          --           --          77
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities.......................................   (4,150)      4,734         (558)      1,691
                                                                  -------      ------       ------      ------
  Net Realized and Unrealized Gain (Loss).......................   (4,150)      4,734         (558)      1,768
                                                                  -------      ------       ------      ------
Net Increase (Decrease) in Net Assets Resulting from
 Operations.....................................................  $ 4,152      $7,604       $1,953      $2,689
                                                                  =======      ======       ======      ======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                                            DFA Selectively Hedged
                                            DFA One-Year Fixed       DFA Two-Year Global     Global Fixed Income
                                             Income Portfolio       Fixed Income Portfolio        Portfolio
                                         ------------------------  -----------------------  ---------------------
                                         Six Months       Year     Six Months      Year     Six Months     Year
                                            Ended        Ended        Ended       Ended        Ended      Ended
                                          April 30,     Oct. 31,    April 30,    Oct. 31,    April 30,   Oct. 31,
                                            2014          2013        2014         2013        2014        2013
                                         -----------  -----------  ----------- -----------  ----------- ---------
                                         (Unaudited)               (Unaudited)              (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss).......... $    13,982  $    29,962  $   15,255  $    26,491  $    7,183  $  15,063
  Net Realized Gain (Loss) on:
   Investment Securities Sold...........       1,758        7,207     (24,137)      85,746      (5,147)    (1,684)
   Foreign Currency Transactions........          --           --     (24,827)     (84,623)     (3,070)    (3,286)
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and Foreign
    Currency............................         666       (5,937)     58,029      (13,289)     10,311     (8,484)
   Translation of Foreign Currency
    Denominated Amounts.................          --           --     (10,843)       9,862       2,700      2,566
                                         -----------  -----------  ----------  -----------  ----------  ---------
    Net Increase (Decrease) in Net
     Assets Resulting from
     Operations.........................      16,406       31,232      13,477       24,187      11,977      4,175
                                         -----------  -----------  ----------  -----------  ----------  ---------
Distributions From:
  Net Investment Income:
   Institutional Class Shares...........     (13,114)     (31,268)    (37,291)     (45,496)    (11,485)   (20,638)
  Net Short-Term Gains:
   Institutional Class Shares...........      (2,481)      (9,466)     (3,882)      (9,165)     (1,424)      (583)
  Net Long-Term Gains:
   Institutional Class Shares...........      (4,135)      (7,281)     (2,218)      (1,375)        (95)        --
                                         -----------  -----------  ----------  -----------  ----------  ---------
    Total Distributions.................     (19,730)     (48,015)    (43,391)     (56,036)    (13,004)   (21,221)
                                         -----------  -----------  ----------  -----------  ----------  ---------
Capital Share Transactions (1):
  Shares Issued.........................   2,580,374    4,613,151   1,017,431    2,087,897     172,936    331,473
  Shares Issued in Lieu of Cash
   Distributions........................      18,482       45,136      40,219       52,403      12,836     19,987
  Shares Redeemed.......................  (1,502,618)  (3,646,057)   (639,315)  (1,227,346)   (165,237)  (212,530)
                                         -----------  -----------  ----------  -----------  ----------  ---------
    Net Increase (Decrease) from
     Capital Share Transactions.........   1,096,238    1,012,230     418,335      912,954      20,535    138,930
                                         -----------  -----------  ----------  -----------  ----------  ---------
    Total Increase (Decrease) in Net
     Assets.............................   1,092,914      995,447     388,421      881,105      19,508    121,884
Net Assets
  Beginning of Period...................   8,089,711    7,094,264   5,552,198    4,671,093     985,287    863,403
                                         -----------  -----------  ----------  -----------  ----------  ---------
  End of Period......................... $ 9,182,625  $ 8,089,711  $5,940,619  $ 5,552,198  $1,004,795  $ 985,287
                                         ===========  ===========  ==========  ===========  ==========  =========
(1) Shares Issued and Redeemed:
  Shares Issued.........................     249,977      446,607     101,534      207,694      17,141     32,512
  Shares Issued in Lieu of Cash
   Distributions........................       1,791        4,372       4,019        5,219       1,282      1,950
  Shares Redeemed.......................    (145,590)    (353,107)    (63,768)    (122,010)    (16,416)   (20,912)
                                         -----------  -----------  ----------  -----------  ----------  ---------
    Net Increase (Decrease) from
     Shares Issued and Redeemed.........     106,178       97,872      41,785       90,903       2,007     13,550
                                         ===========  ===========  ==========  ===========  ==========  =========
Undistributed Net Investment Income
 (Distributions in Excess of Net
 Investment Income)..................... $     2,290  $     1,422  $    5,452  $    27,488  $    5,190  $   9,492

                                             DFA Short-Term
                                          Government Portfolio
                                         ----------------------
                                         Six Months     Year
                                            Ended      Ended
                                          April 30,   Oct. 31,
                                            2014        2013
                                         ----------- ----------
                                         (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss).......... $    6,239  $   12,964
  Net Realized Gain (Loss) on:
   Investment Securities Sold...........        866       3,808
   Foreign Currency Transactions........         --          --
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and Foreign
    Currency............................     (2,257)    (15,692)
   Translation of Foreign Currency
    Denominated Amounts.................         --          --
                                         ----------  ----------
    Net Increase (Decrease) in Net
     Assets Resulting from
     Operations.........................      4,848       1,080
                                         ----------  ----------
Distributions From:
  Net Investment Income:
   Institutional Class Shares...........     (6,056)    (13,092)
  Net Short-Term Gains:
   Institutional Class Shares...........       (510)       (438)
  Net Long-Term Gains:
   Institutional Class Shares...........     (3,400)    (13,008)
                                         ----------  ----------
    Total Distributions.................     (9,966)    (26,538)
                                         ----------  ----------
Capital Share Transactions (1):
  Shares Issued.........................    285,771     581,715
  Shares Issued in Lieu of Cash
   Distributions........................      9,280      24,196
  Shares Redeemed.......................   (172,573)   (385,547)
                                         ----------  ----------
    Net Increase (Decrease) from
     Capital Share Transactions.........    122,478     220,364
                                         ----------  ----------
    Total Increase (Decrease) in Net
     Assets.............................    117,360     194,906
Net Assets
  Beginning of Period...................  1,780,576   1,585,670
                                         ----------  ----------
  End of Period......................... $1,897,936  $1,780,576
                                         ==========  ==========
(1) Shares Issued and Redeemed:
  Shares Issued.........................     26,784      54,179
  Shares Issued in Lieu of Cash
   Distributions........................        871       2,252
  Shares Redeemed.......................    (16,184)    (35,890)
                                         ----------  ----------
    Net Increase (Decrease) from
     Shares Issued and Redeemed.........     11,471      20,541
                                         ==========  ==========
Undistributed Net Investment Income
 (Distributions in Excess of Net
 Investment Income)..................... $    2,113  $    1,930

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                         DFA World ex U.S.      DFA Intermediate
                                                DFA Five-Year Global     Government Fixed       Government Fixed
                                               Fixed Income Portfolio    Income Portfolio       Income Portfolio
                                              -----------------------  --------------------  ----------------------
                                              Six Months      Year     Six Months    Year    Six Months     Year
                                                 Ended       Ended        Ended     Ended       Ended      Ended
                                               April 30,    Oct. 31,    April 30,  Oct. 31,   April 30,   Oct. 31,
                                                 2014         2013        2014       2013       2014        2013
                                              ----------- -----------  ----------- --------  ----------- ----------
                                              (Unaudited)              (Unaudited)           (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)............... $   50,860  $    74,439   $  2,379   $  2,926  $   40,445  $   83,312
  Net Realized Gain (Loss) on:
   Investment Securities Sold................     53,247      174,388      1,952        291       1,420        (235)
   Foreign Currency Transactions.............    (62,825)     (88,319)    (4,327)     1,424          --          --
   In-Kind Redemptions.......................         --           --         --         --          --          --
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and Foreign
    Currency.................................     19,307     (133,678)     5,663     (3,992)     (6,513)   (159,790)
   Translation of Foreign Currency
    Denominated Amounts......................     (9,191)      21,190        667       (441)         --          --
                                              ----------  -----------   --------   --------  ----------  ----------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations...............     51,398       48,020      6,334        208      35,352     (76,713)
                                              ----------  -----------   --------   --------  ----------  ----------
Distributions From:
  Net Investment Income:
   Institutional Class Shares................    (69,415)     (62,976)    (6,202)    (2,781)    (40,483)    (82,551)
  Net Short-Term Gains:
   Institutional Class Shares................    (12,856)     (17,590)       (73)    (1,462)         --          --
  Net Long-Term Gains:
   Institutional Class Shares................    (97,134)     (42,555)        --         --          --      (5,467)
                                              ----------  -----------   --------   --------  ----------  ----------
    Total Distributions......................   (179,405)    (123,121)    (6,275)    (4,243)    (40,483)    (88,018)
                                              ----------  -----------   --------   --------  ----------  ----------
Capital Share Transactions (1):
  Shares Issued..............................  1,594,417    2,830,554     67,887    125,701     585,422   1,287,392
  Shares Issued in Lieu of Cash
   Distributions.............................    169,079      113,315      6,248      4,201      38,216      83,643
  Shares Redeemed............................   (782,926)  (1,358,544)   (30,800)   (26,371)   (706,974)   (599,390)
                                              ----------  -----------   --------   --------  ----------  ----------
    Net Increase (Decrease) from Capital
     Share Transactions......................    980,570    1,585,325     43,335    103,531     (83,336)    771,645
                                              ----------  -----------   --------   --------  ----------  ----------
    Total Increase (Decrease) in Net
     Assets..................................    852,563    1,510,224     43,394     99,496     (88,467)    606,914
Net Assets
  Beginning of Period........................  7,851,561    6,341,337    240,733    141,237   3,665,838   3,058,924
                                              ----------  -----------   --------   --------  ----------  ----------
  End of Period.............................. $8,704,124  $ 7,851,561   $284,127   $240,733  $3,577,371  $3,665,838
                                              ==========  ===========   ========   ========  ==========  ==========
(1) Shares Issued and Redeemed:
  Shares Issued..............................    145,481      254,486      6,672     12,118      47,074     100,692
  Shares Issued in Lieu of Cash
   Distributions.............................     15,496       10,173        617        404       3,090       6,574
  Shares Redeemed............................    (71,347)    (122,270)    (3,030)    (2,551)    (56,805)    (47,391)
                                              ----------  -----------   --------   --------  ----------  ----------
    Net Increase (Decrease) from Shares
     Issued and Redeemed.....................     89,630      142,389      4,259      9,971      (6,641)     59,875
                                              ==========  ===========   ========   ========  ==========  ==========
Undistributed Net Investment Income
 (Distributions in Excess of Net
 Investment Income).......................... $   18,897  $    37,452   $    873   $  4,696  $   13,692  $   13,730

                                                  DFA Short-Term
                                                 Extended Quality
                                                     Portfolio
                                              ----------------------
                                              Six Months     Year
                                                 Ended      Ended
                                               April 30,   Oct. 31,
                                                 2014        2013
                                              ----------- ----------
                                              (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)............... $   24,454  $   35,954
  Net Realized Gain (Loss) on:
   Investment Securities Sold................        825       6,708
   Foreign Currency Transactions.............     (4,429)     (6,214)
   In-Kind Redemptions.......................      2,482          --
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and Foreign
    Currency.................................      4,776     (21,792)
   Translation of Foreign Currency
    Denominated Amounts......................     (2,221)      3,192
                                              ----------  ----------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations...............     25,887      17,848
                                              ----------  ----------
Distributions From:
  Net Investment Income:
   Institutional Class Shares................    (20,870)    (37,553)
  Net Short-Term Gains:
   Institutional Class Shares................       (608)         --
  Net Long-Term Gains:
   Institutional Class Shares................     (4,861)     (4,387)
                                              ----------  ----------
    Total Distributions......................    (26,339)    (41,940)
                                              ----------  ----------
Capital Share Transactions (1):
  Shares Issued..............................  1,404,411   1,231,684
  Shares Issued in Lieu of Cash
   Distributions.............................     26,024      41,038
  Shares Redeemed............................   (600,228)   (591,648)
                                              ----------  ----------
    Net Increase (Decrease) from Capital
     Share Transactions......................    830,207     681,074
                                              ----------  ----------
    Total Increase (Decrease) in Net
     Assets..................................    829,755     656,982
Net Assets
  Beginning of Period........................  2,632,084   1,975,102
                                              ----------  ----------
  End of Period.............................. $3,461,839  $2,632,084
                                              ==========  ==========
(1) Shares Issued and Redeemed:
  Shares Issued..............................    129,609     113,382
  Shares Issued in Lieu of Cash
   Distributions.............................      2,404       3,773
  Shares Redeemed............................    (55,423)    (54,562)
                                              ----------  ----------
    Net Increase (Decrease) from Shares
     Issued and Redeemed.....................     76,590      62,593
                                              ==========  ==========
Undistributed Net Investment Income
 (Distributions in Excess of Net
 Investment Income).......................... $    4,193  $      609

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                         DFA Intermediate-Term
                                                           Extended Quality      DFA Investment Grade   DFA Inflation-Protected
                                                               Portfolio               Portfolio         Securities Portfolio
                                                        ----------------------  ----------------------  ----------------------


                                                        Six Months     Year     Six Months     Year     Six Months     Year
                                                           Ended      Ended        Ended      Ended        Ended      Ended
                                                         April 30,   Oct. 31,    April 30,   Oct. 31,    April 30,   Oct. 31,
                                                           2014        2013        2014        2013        2014        2013
                                                        ----------- ----------  ----------- ----------  ----------- ----------
                                                        (Unaudited)             (Unaudited)             (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)......................... $   24,223  $   31,127  $   21,607  $   25,637  $   12,118  $   44,223
  Capital Gain Distributions Received from Affiliated
   Investment Companies................................         --          --         616       1,855          --          --
  Net Realized Gain (Loss) on:
   Investment Securities Sold..........................      3,748          84        (886)     (1,671)     10,537      (4,633)
   Foreign Currency Transactions.......................       (498)     (1,239)         --          --          --          --
  Change in Unrealized Appreciation (Depreciation)
   of:
   Affiliated Investment Companies Shares..............     23,127     (56,416)     17,877     (43,409)    (15,407)   (225,943)
   Swap Contracts......................................         --          --          --          --          --          --
   Translation of Foreign Currency Denominated
    Amounts............................................       (100)        603          --          --          --          --
                                                        ----------  ----------  ----------  ----------  ----------  ----------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations.........................     50,500     (25,841)     39,214     (17,588)      7,248    (186,353)
                                                        ----------  ----------  ----------  ----------  ----------  ----------
Distributions From:
  Net Investment Income:
   Institutional Class Shares..........................    (22,391)    (30,139)    (21,220)    (24,183)     (6,505)    (50,644)
  Net Short-Term Gains:
   Institutional Class Shares..........................         --          --          --         (22)         --        (789)
  Net Long-Term Gains:
   Institutional Class Shares..........................       (441)       (565)       (330)       (867)         --     (13,997)
                                                        ----------  ----------  ----------  ----------  ----------  ----------
    Total Distributions................................    (22,832)    (30,704)    (21,550)    (25,072)     (6,505)    (65,430)
                                                        ----------  ----------  ----------  ----------  ----------  ----------
Capital Share Transactions (1):
  Shares Issued........................................    473,955     780,881     740,893     859,582     413,662   1,173,461
  Shares Issued in Lieu of Cash Distributions..........     22,672      30,374      21,488      24,433       6,093      61,493
  Shares Redeemed......................................   (155,874)   (191,586)   (244,889)   (298,249)   (518,294)   (901,651)
                                                        ----------  ----------  ----------  ----------  ----------  ----------
    Net Increase (Decrease) from Capital Share
     Transactions......................................    340,753     619,669     517,492     585,766     (98,539)    333,303
                                                        ----------  ----------  ----------  ----------  ----------  ----------
    Total Increase (Decrease) in Net Assets............    368,421     563,124     535,156     543,106     (97,796)     81,520
Net Assets
  Beginning of Period..................................  1,391,394     828,270   1,442,269     899,163   2,592,771   2,511,251
                                                        ----------  ----------  ----------  ----------  ----------  ----------
  End of Period........................................ $1,759,815  $1,391,394  $1,977,425  $1,442,269  $2,494,975  $2,592,771
                                                        ==========  ==========  ==========  ==========  ==========  ==========
(1) Shares Issued and Redeemed:
  Shares Issued........................................     45,337      73,136      70,460      80,350      35,449      95,165
  Shares Issued in Lieu of Cash Distributions..........      2,169       2,837       2,059       2,298         528       4,946
  Shares Redeemed......................................    (14,949)    (18,069)    (23,330)    (27,973)    (44,385)    (74,201)
                                                        ----------  ----------  ----------  ----------  ----------  ----------
    Net Increase (Decrease) from Shares Issued
     and Redeemed......................................     32,557      57,904      49,189      54,675      (8,408)     25,910
                                                        ==========  ==========  ==========  ==========  ==========  ==========
Undistributed Net Investment Income
 (Distributions in Excess of Net Investment
 Income)............................................... $    4,454  $    2,622  $    2,557  $    2,170  $    9,749  $    4,136

                                                           DFA Short-
                                                         Duration Real
                                                        Return Portfolio
                                                        ----------------
                                                             Period
                                                            Nov. 5,
                                                            2013(a)
                                                               to
                                                           April 30,
                                                              2014
                                                        ----------------
                                                          (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss).........................     $  1,052
  Capital Gain Distributions Received from Affiliated
   Investment Companies................................          123
  Net Realized Gain (Loss) on:
   Investment Securities Sold..........................         (145)
   Foreign Currency Transactions.......................         (128)
  Change in Unrealized Appreciation (Depreciation)
   of:
   Affiliated Investment Companies Shares..............        1,020
   Swap Contracts......................................          683
   Translation of Foreign Currency Denominated
    Amounts............................................          (74)
                                                            --------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations.........................        2,531
                                                            --------
Distributions From:
  Net Investment Income:
   Institutional Class Shares..........................         (176)
  Net Short-Term Gains:
   Institutional Class Shares..........................           --
  Net Long-Term Gains:
   Institutional Class Shares..........................           --
                                                            --------
    Total Distributions................................         (176)
                                                            --------
Capital Share Transactions (1):
  Shares Issued........................................      371,687
  Shares Issued in Lieu of Cash Distributions..........          175
  Shares Redeemed......................................       (6,357)
                                                            --------
    Net Increase (Decrease) from Capital Share
     Transactions......................................      365,505
                                                            --------
    Total Increase (Decrease) in Net Assets............      367,860
Net Assets
  Beginning of Period..................................           --
                                                            --------
  End of Period........................................     $367,860
                                                            ========
(1) Shares Issued and Redeemed:
  Shares Issued........................................       37,264
  Shares Issued in Lieu of Cash Distributions..........           18
  Shares Redeemed......................................         (637)
                                                            --------
    Net Increase (Decrease) from Shares Issued
     and Redeemed......................................       36,645
                                                            ========
Undistributed Net Investment Income
 (Distributions in Excess of Net Investment
 Income)...............................................     $    876

----------
See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)


                                                                       DFA Intermediate-Term DFA California Short-
                                                  DFA Short-Term          Municipal Bond      Term Municipal Bond
                                              Municipal Bond Portfolio       Portfolio             Portfolio
                                              ----------------------   --------------------  ---------------------
                                              Six Months      Year     Six Months    Year    Six Months     Year
                                                 Ended       Ended        Ended     Ended       Ended      Ended
                                               April 30,    Oct. 31,    April 30,  Oct. 31,   April 30,   Oct. 31,
                                                 2014         2013        2014       2013       2014        2013
                                              -----------  ----------  ----------- --------  ----------- ---------
                                              (Unaudited)              (Unaudited)           (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)............... $    8,302   $   16,029   $  2,870   $  2,189   $  2,511   $   4,329
  Net Realized Gain (Loss) on:
   Investment Securities Sold................         --           (2)        --        (10)        --          (4)
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities.....................     (4,150)      (8,310)     4,734     (2,094)      (558)     (1,033)
                                              ----------   ----------   --------   --------   --------   ---------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations...............      4,152        7,717      7,604         85      1,953       3,292
                                              ----------   ----------   --------   --------   --------   ---------
Distributions From:
  Net Investment Income:
   Institutional Class Shares................     (7,961)     (16,375)    (2,662)    (1,943)    (2,416)     (4,312)
                                              ----------   ----------   --------   --------   --------   ---------
    Total Distributions......................     (7,961)     (16,375)    (2,662)    (1,943)    (2,416)     (4,312)
                                              ----------   ----------   --------   --------   --------   ---------
Capital Share Transactions (1):
  Shares Issued..............................    437,311      696,633    163,925    225,138    146,459     239,116
  Shares Issued in Lieu of Cash
   Distributions.............................      7,914       15,678      2,656      1,866      2,389       4,217
  Shares Redeemed............................   (220,822)    (505,250)   (60,287)   (45,131)   (59,900)   (116,364)
                                              ----------   ----------   --------   --------   --------   ---------
    Net Increase (Decrease) from Capital
     Share Transactions......................    224,403      207,061    106,294    181,873     88,948     126,969
                                              ----------   ----------   --------   --------   --------   ---------
    Total Increase (Decrease) in Net
     Assets..................................    220,594      198,403    111,236    180,015     88,485     125,949
Net Assets
  Beginning of Period........................  1,780,699    1,582,296    269,514     89,499    521,090     395,141
                                              ----------   ----------   --------   --------   --------   ---------
  End of Period.............................. $2,001,293   $1,780,699   $380,750   $269,514   $609,575   $ 521,090
                                              ==========   ==========   ========   ========   ========   =========
(1) Shares Issued and Redeemed:
  Shares Issued..............................     42,781       68,051     16,712     22,910     14,213      23,229
  Shares Issued in Lieu of Cash
   Distributions.............................        774        1,531        270        189        232         410
  Shares Redeemed............................    (21,604)     (49,325)    (6,145)    (4,616)    (5,815)    (11,295)
                                              ----------   ----------   --------   --------   --------   ---------
    Net Increase (Decrease) from Shares
     Issued and Redeemed.....................     21,951       20,257     10,837     18,483      8,630      12,344
                                              ==========   ==========   ========   ========   ========   =========
Undistributed Net Investment Income
 (Distributions in Excess of Net
 Investment Income).......................... $    1,507   $    1,166   $    559   $    351   $    453   $     358

                                                 DFA California
                                                Intermediate-Term
                                                 Municipal Bond
                                                    Portfolio
                                              --------------------
                                              Six Months    Year
                                                 Ended     Ended
                                               April 30,  Oct. 31,
                                                 2014       2013
                                              ----------- --------
                                              (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)...............  $    921   $  1,300
  Net Realized Gain (Loss) on:
   Investment Securities Sold................        77       (112)
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities.....................     1,691     (1,195)
                                               --------   --------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations...............     2,689         (7)
                                               --------   --------
Distributions From:
  Net Investment Income:
   Institutional Class Shares................      (872)    (1,248)
                                               --------   --------
    Total Distributions......................      (872)    (1,248)
                                               --------   --------
Capital Share Transactions (1):
  Shares Issued..............................    25,096     56,106
  Shares Issued in Lieu of Cash
   Distributions.............................       872      1,215
  Shares Redeemed............................    (7,255)   (17,519)
                                               --------   --------
    Net Increase (Decrease) from Capital
     Share Transactions......................    18,713     39,802
                                               --------   --------
    Total Increase (Decrease) in Net
     Assets..................................    20,530     38,547
Net Assets
  Beginning of Period........................    97,199     58,652
                                               --------   --------
  End of Period..............................  $117,729   $ 97,199
                                               ========   ========
(1) Shares Issued and Redeemed:
  Shares Issued..............................     2,465      5,474
  Shares Issued in Lieu of Cash
   Distributions.............................        86        119
  Shares Redeemed............................      (714)    (1,720)
                                               --------   --------
    Net Increase (Decrease) from Shares
     Issued and Redeemed.....................     1,837      3,873
                                               ========   ========
Undistributed Net Investment Income
 (Distributions in Excess of Net
 Investment Income)..........................  $    178   $    129

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                             DFA One-Year Fixed Income Portfolio
                                                         --------------------------------------------------------------
                                                          Six Months       Year        Year        Year        Year
                                                             Ended        Ended       Ended       Ended       Ended
                                                           April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
                                                             2014          2013        2012        2011        2010
------------------------------------------------------------------------------------------------------------------------
                                                          (Unaudited)
Net Asset Value, Beginning of Period.................... $    10.33     $    10.35  $    10.35  $    10.38  $    10.33
                                                         ----------     ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)......................       0.02           0.04        0.05        0.06        0.07
  Net Gains (Losses) on Securities (Realized and
   Unrealized)..........................................         --             --        0.03          --        0.05
                                                         ----------     ----------  ----------  ----------  ----------
   Total from Investment Operations.....................       0.02           0.04        0.08        0.06        0.12
------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.................................      (0.02)         (0.04)      (0.05)      (0.06)      (0.07)
  Net Realized Gains....................................      (0.01)         (0.02)      (0.03)      (0.03)         --
                                                         ----------     ----------  ----------  ----------  ----------
   Total Distributions..................................      (0.03)         (0.06)      (0.08)      (0.09)      (0.07)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......................... $    10.32     $    10.33  $    10.35  $    10.35  $    10.38
======================================================== ===========    ==========  ==========  ==========  ==========
Total Return............................................       0.13%(D)       0.43%       0.79%       0.57%       1.19%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)................... $9,182,625     $8,089,711  $7,094,264  $6,905,468  $5,754,601
Ratio of Expenses to Average Net Assets.................       0.17%(E)       0.17%       0.17%       0.17%       0.17%
Ratio of Expenses to Average Net Assets (Excluding Fees
 Paid Indirectly).......................................       0.17%(E)       0.17%       0.17%       0.17%       0.17%
Ratio of Net Investment Income to Average Net Assets....       0.32%(E)       0.38%       0.52%       0.55%       0.67%
Portfolio Turnover Rate.................................         24%(D)         62%         77%         78%         66%
------------------------------------------------------------------------------------------------------------------------

                                                         -----------
                                                             Year
                                                            Ended
                                                           Oct. 31,
                                                             2009
-----------------------------------------------------------------------

Net Asset Value, Beginning of Period.................... $    10.17
                                                         ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)......................       0.13
  Net Gains (Losses) on Securities (Realized and
   Unrealized)..........................................       0.25
                                                         ----------
   Total from Investment Operations.....................       0.38
-----------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.................................      (0.22)
  Net Realized Gains....................................         --
                                                         ----------
   Total Distributions..................................      (0.22)
-----------------------------------------------------------------------
Net Asset Value, End of Period.......................... $    10.33
======================================================== ==========
Total Return............................................       3.80%
-----------------------------------------------------------------------
Net Assets, End of Period (thousands)................... $4,269,615
Ratio of Expenses to Average Net Assets.................       0.20%**
Ratio of Expenses to Average Net Assets (Excluding Fees
 Paid Indirectly).......................................       0.20%**
Ratio of Net Investment Income to Average Net Assets....       1.26%
Portfolio Turnover Rate.................................          2%*
-----------------------------------------------------------------------

                                                                          DFA Two-Year Global Fixed Income Portfolio
                                                         --------------------------------------------------------------
                                                          Six Months       Year        Year        Year        Year
                                                             Ended        Ended       Ended       Ended       Ended
                                                           April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
                                                             2014          2013        2012        2011        2010
------------------------------------------------------------------------------------------------------------------------
                                                          (Unaudited)
Net Asset Value, Beginning of Period.................... $    10.06     $    10.13  $    10.23  $    10.24  $    10.27
                                                         ----------     ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)......................       0.03           0.05        0.07        0.10        0.12
  Net Gains (Losses) on Securities (Realized and
   Unrealized)..........................................         --             --        0.02       (0.01)       0.07
                                                         ----------     ----------  ----------  ----------  ----------
   Total from Investment Operations.....................       0.03           0.05        0.09        0.09        0.19
------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.................................      (0.07)         (0.10)      (0.16)      (0.03)      (0.21)
  Net Realized Gains....................................      (0.01)         (0.02)      (0.03)      (0.07)      (0.01)
                                                         ----------     ----------  ----------  ----------  ----------
   Total Distributions..................................      (0.08)         (0.12)      (0.19)      (0.10)      (0.22)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......................... $    10.01     $    10.06  $    10.13  $    10.23  $    10.24
======================================================== ===========    ==========  ==========  ==========  ==========
Total Return............................................       0.27%(D)       0.51%       0.85%       0.83%       1.83%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)................... $5,940,619     $5,552,198  $4,671,093  $4,813,711  $4,053,423
Ratio of Expenses to Average Net Assets.................       0.17%(E)       0.18%       0.18%       0.18%       0.18%
Ratio of Expenses to Average Net Assets (Excluding Fees
 Paid Indirectly).......................................       0.17%(E)       0.18%       0.18%       0.18%       0.18%
Ratio of Net Investment Income to Average Net Assets....       0.54%(E)       0.54%       0.68%       0.94%       1.13%
Portfolio Turnover Rate.................................         59%(D)        123%        107%         71%        109%
------------------------------------------------------------------------------------------------------------------------

                                                         -----------
                                                             Year
                                                            Ended
                                                           Oct. 31,
                                                             2009
----------------------------------------------------------------------

Net Asset Value, Beginning of Period.................... $    10.36
                                                         ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)......................       0.19
  Net Gains (Losses) on Securities (Realized and
   Unrealized)..........................................       0.18
                                                         ----------
   Total from Investment Operations.....................       0.37
----------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.................................      (0.46)
  Net Realized Gains....................................         --
                                                         ----------
   Total Distributions..................................      (0.46)
----------------------------------------------------------------------
Net Asset Value, End of Period.......................... $    10.27
======================================================== ==========
Total Return............................................       3.71%
----------------------------------------------------------------------
Net Assets, End of Period (thousands)................... $3,846,029
Ratio of Expenses to Average Net Assets.................       0.20%**
Ratio of Expenses to Average Net Assets (Excluding Fees
 Paid Indirectly).......................................       0.20%**
Ratio of Net Investment Income to Average Net Assets....       1.89%
Portfolio Turnover Rate.................................          1%*
----------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.
* For the period October 24, 2009 through October 31, 2009. Effective October 24, 2009, the Portfolios directly invest in securities rather than through the Series.
**Represents the combined ratios for the respective portfolios and, for the period November 1, 2008 through October 22, 2009, its respective pro-rata shares of its Master Fund Series.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                               DFA Selectively Hedged Global Fixed Income Portfolio
                                                              -----------------------------------------------------  --------
                                                               Six Months      Year      Year      Year      Year      Year
                                                                  Ended       Ended     Ended     Ended     Ended     Ended
                                                                April 30,    Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,
                                                                  2014         2013      2012      2011      2010      2009
-------------------------------------------------------------------------------------------------------------------------------
                                                               (Unaudited)
Net Asset Value, Beginning of Period......................... $    10.21     $  10.41  $  10.65  $  10.40  $  10.00  $   8.91
                                                              ----------     --------  --------  --------  --------  --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................       0.08         0.17      0.17      0.20      0.19      0.26
  Net Gains (Losses) on Securities (Realized and Unrealized).       0.05        (0.11)    (0.06)     0.19      0.22      0.83
                                                              ----------     --------  --------  --------  --------  --------
   Total from Investment Operations..........................       0.13         0.06      0.11      0.39      0.41      1.09
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................      (0.12)       (0.25)    (0.34)    (0.11)       --        --
  Net Realized Gains.........................................      (0.02)       (0.01)    (0.01)    (0.03)    (0.01)       --
                                                              ----------     --------  --------  --------  --------  --------
   Total Distributions.......................................      (0.14)       (0.26)    (0.35)    (0.14)    (0.01)       --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period............................... $    10.20     $  10.21  $  10.41  $  10.65  $  10.40  $  10.00
============================================================= ===========    ========  ========  ========  ========  ========
Total Return.................................................       1.27%(D)     0.52%     1.22%     3.85%     4.08%    12.23%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)........................ $1,004,795     $985,287  $863,403  $786,917  $524,375  $303,440
Ratio of Expenses to Average Net Assets......................       0.17%(E)     0.18%     0.19%     0.19%     0.20%     0.24%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid
 Indirectly).................................................       0.17%(E)     0.18%     0.19%     0.19%     0.20%     0.24%
Ratio of Net Investment Income to Average Net Assets.........       1.50%(E)     1.62%     1.65%     1.89%     1.84%     2.81%
Portfolio Turnover Rate......................................         23%(D)       99%      109%       51%       78%       28%
-------------------------------------------------------------------------------------------------------------------------------

                                                                                  DFA Short-Term Government Portfolio
                                                              ---------------------------------------------------------------
                                                               Six Months        Year        Year        Year        Year
                                                                  Ended         Ended       Ended       Ended       Ended
                                                                April 30,      Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
                                                                  2014           2013        2012        2011        2010
------------------------------------------------------------------------------------------------------------------------------
                                                               (Unaudited)
Net Asset Value, Beginning of Period......................... $    10.70     $    10.88   $    10.99  $    11.15  $    10.92
                                                              ----------     ----------   ----------  ----------  ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................       0.04           0.08         0.11        0.18        0.25
  Net Gains (Losses) on Securities (Realized and Unrealized).      (0.01)         (0.08)        0.09        0.01        0.32
                                                              ----------     ----------   ----------  ----------  ----------
   Total from Investment Operations..........................       0.03             --         0.20        0.19        0.57
------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................      (0.04)         (0.09)       (0.11)      (0.20)      (0.26)
  Net Realized Gains.........................................      (0.02)         (0.09)       (0.20)      (0.15)      (0.08)
                                                              ----------     ----------   ----------  ----------  ----------
   Total Distributions.......................................      (0.06)         (0.18)       (0.31)      (0.35)      (0.34)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period............................... $    10.67     $    10.70   $    10.88  $    10.99  $    11.15
============================================================= ===========    ==========   ==========  ==========  ==========
Total Return.................................................       0.27%(D)      (0.03)%       1.89%       1.77%       5.32%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)........................ $1,897,936     $1,780,576   $1,585,670  $1,343,989  $1,110,308
Ratio of Expenses to Average Net Assets......................       0.19%(E)       0.19%        0.20%       0.21%       0.23%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid
 Indirectly).................................................       0.19%(E)       0.19%        0.20%       0.21%       0.23%
Ratio of Net Investment Income to Average Net Assets.........       0.69%(E)       0.78%        0.98%       1.65%       2.29%
Portfolio Turnover Rate......................................          9%(D)         37%          41%         64%         64%
------------------------------------------------------------------------------------------------------------------------------

                                                              -----------
                                                                 Year
                                                                Ended
                                                               Oct. 31,
                                                                 2009
-------------------------------------------------------------------------

Net Asset Value, Beginning of Period......................... $    10.44
                                                              ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................       0.26
  Net Gains (Losses) on Securities (Realized and Unrealized).       0.49
                                                              ----------
   Total from Investment Operations..........................       0.75
-------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................      (0.27)
  Net Realized Gains.........................................         --
                                                              ----------
   Total Distributions.......................................      (0.27)
-------------------------------------------------------------------------
Net Asset Value, End of Period............................... $    10.92
============================================================= ==========
Total Return.................................................       7.27%
-------------------------------------------------------------------------
Net Assets, End of Period (thousands)........................ $1,008,237
Ratio of Expenses to Average Net Assets......................       0.25%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid
 Indirectly).................................................       0.25%
Ratio of Net Investment Income to Average Net Assets.........       2.44%
Portfolio Turnover Rate......................................         72%
-------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                     DFA Five-Year Global Fixed Income Portfolio
                                                      -------------------------------------------------------------------------


                                                       Six Months       Year        Year        Year        Year        Year
                                                          Ended        Ended       Ended       Ended       Ended       Ended
                                                        April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
                                                          2014          2013        2012        2011        2010        2009
---------------------------------------------------------------------------------------------------------------------------------
                                                       (Unaudited)
Net Asset Value, Beginning of Period................. $    11.14     $    11.28  $    11.32  $    11.70  $    11.27  $    10.68
                                                      ----------     ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...................       0.07           0.12        0.18        0.23        0.29        0.27
  Net Gains (Losses) on Securities (Realized and
   Unrealized).......................................         --          (0.05)       0.22        0.06        0.54        0.55
                                                      ----------     ----------  ----------  ----------  ----------  ----------
   Total from Investment Operations..................       0.07           0.07        0.40        0.29        0.83        0.82
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income..............................      (0.10)         (0.10)      (0.23)      (0.44)      (0.40)      (0.23)
  Net Realized Gains.................................      (0.15)         (0.11)      (0.21)      (0.23)         --          --
                                                      ----------     ----------  ----------  ----------  ----------  ----------
   Total Distributions...............................      (0.25)         (0.21)      (0.44)      (0.67)      (0.40)      (0.23)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period....................... $    10.96     $    11.14  $    11.28  $    11.32  $    11.70  $    11.27
===================================================== ===========    ==========  ==========  ==========  ==========  ==========
Total Return.........................................       0.64%(D)       0.63%       3.74%       2.74%       7.51%       7.74%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)................ $8,704,124     $7,851,561  $6,341,337  $5,184,700  $4,395,516  $3,220,787
Ratio of Expenses to Average Net Assets..............       0.27%(E)       0.28%       0.28%       0.28%       0.28%       0.30%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers and Assumption of Expenses and/or Recovery
 of Previously Waived Fees and Fees Paid Indirectly).       0.27%(E)       0.28%       0.28%       0.28%       0.28%       0.30%
Ratio of Net Investment Income to Average Net Assets.       1.25%(E)       1.05%       1.64%       2.10%       2.56%       2.48%
Portfolio Turnover Rate..............................         37%(D)         72%         58%         67%         73%         70%
---------------------------------------------------------------------------------------------------------------------------------

                                                      DFA World ex U.S. Government Fixed Income Portfolio
                                                      -------------------------------------------
                                                                                          Period
                                                                                         Dec. 6,
                                                      Six Months          Year           2011(a)
                                                         Ended           Ended              to
                                                       April 30,        Oct. 31,         Oct. 31,
                                                         2014             2013             2012
---------------------------------------------------------------------------------------------------------
                                                      (Unaudited)
Net Asset Value, Beginning of Period.................  $  10.31         $  10.56      $  10.00
                                                       --------           --------      --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...................      0.09             0.16          0.18
  Net Gains (Losses) on Securities (Realized and
   Unrealized).......................................      0.14            (0.14)         0.48
                                                       --------           --------      --------
   Total from Investment Operations..................      0.23             0.02          0.66
---------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income..............................     (0.25)           (0.17)        (0.10)
  Net Realized Gains.................................        --            (0.10)           --
                                                       --------           --------      --------
   Total Distributions...............................     (0.25)           (0.27)        (0.10)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......................  $  10.29         $  10.31      $  10.56
===================================================== ===============   ============  ============
Total Return.........................................      2.27%(D)         0.23%         6.66%(D)
---------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)................  $284,127         $240,733      $141,237
Ratio of Expenses to Average Net Assets..............      0.20%(E)         0.20%         0.20%(C)(E)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers and Assumption of Expenses and/or Recovery
 of Previously Waived Fees and Fees Paid Indirectly).      0.21%(E)         0.23%         0.37%(C)(E)
Ratio of Net Investment Income to Average Net Assets.      1.82%(E)         1.53%         1.83%(C)(E)
Portfolio Turnover Rate..............................        19%(D)           44%           82%(D)
---------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                 DFA Intermediate Government Fixed Income Portfolio
                                     --------------------------------------------------------------------------  --------------


                                      Six Months        Year        Year        Year        Year        Year      Six Months
                                         Ended         Ended       Ended       Ended       Ended       Ended         Ended
                                       April 30,      Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,     April 30,
                                         2014           2013        2012        2011        2010        2009         2014
--------------------------------------------------------------------------------------------------------------------------------
                                      (Unaudited)                                                                 (Unaudited)
Net Asset Value, Beginning of
 Period............................. $    12.52     $    13.13   $    12.90  $    12.84  $    12.31  $    11.66  $    10.86
                                     ----------     ----------   ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
-
  Net Investment Income
   (Loss) (A).......................       0.15           0.31         0.37        0.44        0.49        0.51        0.08
  Net Gains (Losses) on Securities
   (Realized and Unrealized)........      (0.02)         (0.58)        0.32        0.10        0.57        0.72          --
                                     ----------     ----------   ----------  ----------  ----------  ----------  ----------
   Total from Investment
    Operations......................       0.13          (0.27)        0.69        0.54        1.06        1.23        0.08
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.............      (0.15)         (0.32)       (0.37)      (0.44)      (0.48)      (0.52)      (0.07)
  Net Realized Gains................         --          (0.02)       (0.09)      (0.04)      (0.05)      (0.06)      (0.02)
                                     ----------     ----------   ----------  ----------  ----------  ----------  ----------
   Total Distributions..............      (0.15)         (0.34)       (0.46)      (0.48)      (0.53)      (0.58)      (0.09)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period...... $    12.50     $    12.52   $    13.13  $    12.90  $    12.84  $    12.31  $    10.85
===================================  ===========    ==========   ==========  ==========  ==========  ==========  ===========
Total Return........................       1.06%(D)      (2.09)%       5.49%       4.42%       8.85%      10.71%       0.71%(D)
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)........................ $3,577,371     $3,665,838   $3,058,924  $2,377,280  $1,869,828  $1,484,155  $3,461,839
Ratio of Expenses to Average Net
 Assets.............................       0.12%(E)       0.12%        0.13%       0.12%       0.13%       0.15%       0.22%(E)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumption of Expenses and/or
 Recovery of Previously Waived
 Fees and Fees Paid
 Indirectly)........................       0.12%(E)       0.12%        0.13%       0.12%       0.13%       0.15%       0.22%(E)
Ratio of Net Investment Income to
 Average Net Assets.................       2.39%(E)       2.45%        2.85%       3.50%       3.91%       4.18%       1.47%(E)
Portfolio Turnover Rate.............         14%(D)          6%           4%         16%          7%          8%         13%(D)
--------------------------------------------------------------------------------------------------------------------------------

                                        DFA Short-Term Extended Quality Portfolio
                                     -------------------------------------------------------
                                                                                       Period
                                                                                      March 4,
                                        Year        Year        Year       Year       2009(a)
                                       Ended       Ended       Ended      Ended          to
                                      Oct. 31,    Oct. 31,    Oct. 31,   Oct. 31,     Oct. 31,
                                        2013        2012        2011       2010         2009
--------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of
 Period............................. $    10.98  $    10.86  $    10.93  $  10.56  $  10.00
                                     ----------  ----------  ----------  --------  --------
Income from Investment Operations
-
  Net Investment Income
   (Loss) (A).......................       0.17        0.21        0.25      0.33      0.24
  Net Gains (Losses) on Securities
   (Realized and Unrealized)........      (0.09)       0.13       (0.05)     0.37      0.50
                                     ----------  ----------  ----------  --------  --------
   Total from Investment
    Operations......................       0.08        0.34        0.20      0.70      0.74
--------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.............      (0.18)      (0.20)      (0.25)    (0.32)    (0.18)
  Net Realized Gains................      (0.02)      (0.02)      (0.02)    (0.01)       --
                                     ----------  ----------  ----------  --------  --------
   Total Distributions..............      (0.20)      (0.22)      (0.27)    (0.33)    (0.18)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period...... $    10.86  $    10.98  $    10.86  $  10.93  $  10.56
===================================  ==========  ==========  ==========  ========  ========
Total Return........................       0.79%       3.22%       1.91%     6.73%     7.49%(D)
--------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)........................ $2,632,084  $1,975,102  $1,333,202  $754,269  $378,475
Ratio of Expenses to Average Net
 Assets.............................       0.22%       0.22%       0.22%     0.22%     0.22%(C)(E)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumption of Expenses and/or
 Recovery of Previously Waived
 Fees and Fees Paid
 Indirectly)........................       0.23%       0.23%       0.23%     0.24%     0.28%(C)(E)
Ratio of Net Investment Income to
 Average Net Assets.................       1.57%       1.96%       2.32%     3.04%     3.54%(C)(E)
Portfolio Turnover Rate.............         19%         21%         17%       14%        2%(D)
--------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                       DFA Intermediate-Term Extended Quality Portfolio
                                                                --------------------------------------------------------
                                                                                                                    Period
                                                                                                                   July 20,
                                                                 Six Months        Year       Year      Year       2010(a)
                                                                    Ended         Ended      Ended     Ended          to
                                                                  April 30,      Oct. 31,   Oct. 31,  Oct. 31,     Oct. 31,
                                                                    2014           2013       2012      2011         2010
--------------------------------------------------------------------------------------------------------------------------------
                                                                 (Unaudited)
Net Asset Value, Beginning of Period........................... $    10.50     $    11.10   $  10.46  $  10.28  $  10.00
                                                                ----------     ----------   --------  --------  --------
Income from Investment Operations
-
  Net Investment Income (Loss) (A).............................       0.16           0.31       0.33      0.33      0.08
  Net Gains (Losses) on Securities (Realized and Unrealized)...       0.15          (0.59)      0.61      0.16      0.24
                                                                ----------     ----------   --------  --------  --------
   Total from Investment Operations............................       0.31          (0.28)      0.94      0.49      0.32
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income........................................      (0.15)         (0.31)     (0.30)    (0.31)    (0.04)
  Net Realized Gains...........................................         --          (0.01)        --        --        --
                                                                ----------     ----------   --------  --------  --------
   Total Distributions.........................................      (0.15)         (0.32)     (0.30)    (0.31)    (0.04)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period................................. $    10.66     $    10.50   $  11.10  $  10.46  $  10.28
=============================================================== ===========    ==========   ========  ========  ========
Total Return...................................................       3.01%(D)      (2.62)%     9.19%     4.94%     3.15%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).......................... $1,759,815     $1,391,394   $828,270  $307,580  $144,093
Ratio of Expenses to Average Net Assets........................       0.22%(E)       0.22%      0.22%     0.22%     0.22%(E)(C)
Ratio of Expenses to Average Net Assets (Excluding Waivers and
 Assumption of Expenses and/or Recovery of Previously Waived
 Fees and Fees Paid Indirectly)................................       0.22%(E)       0.23%      0.24%     0.27%     0.35%(E)(C)
Ratio of Net Investment Income to Average Net Assets...........       3.07%(E)       2.88%      3.04%     3.27%     2.77%(E)(C)
Portfolio Turnover Rate........................................         13%(D)         10%         8%       15%        1%(D)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                 DFA Investment Grade Portfolio
                                                                ------------------------------------------------------
                                                                                                                    Period
                                                                                                                   March 7,
                                                                   Six Months          Year          Year          2011(a)
                                                                      Ended           Ended         Ended             to
                                                                    April 30,        Oct. 31,      Oct. 31,        Oct. 31,
                                                                      2014             2013          2012            2011
--------------------------------------------------------------------------------------------------------------------------------
                                                                   (Unaudited)
Net Asset Value, Beginning of Period........................... $    10.57        $    10.99     $  10.60     $  10.00
                                                                ----------        ----------     --------     --------
Income from Investment Operations
-
  Net Investment Income (Loss) (A).............................       0.13              0.25         0.25         0.19
  Net Gains (Losses) on Securities (Realized and Unrealized)...       0.08             (0.42)        0.40         0.54
                                                                ----------        ----------     --------     --------
   Total from Investment Operations............................       0.21             (0.17)        0.65         0.73
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income........................................      (0.13)            (0.24)       (0.26)       (0.13)
  Net Realized Gains...........................................         --             (0.01)          --           --
                                                                ----------        ----------     --------     --------
   Total Distributions.........................................      (0.13)            (0.25)       (0.26)       (0.13)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period................................. $    10.65        $    10.57     $  10.99     $  10.60
=============================================================== ===========       ==========     ========     ========
Total Return...................................................       1.99%(D)         (1.58)%       6.21%        7.35%(D)
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).......................... $1,977,425        $1,442,269     $899,163     $199,654
Ratio of Expenses to Average Net Assets........................       0.22%(E)(B)       0.22%(B)     0.22%(B)     0.22%(B)(E)(C)
Ratio of Expenses to Average Net Assets (Excluding Waivers and
 Assumption of Expenses and/or Recovery of Previously Waived
 Fees and Fees Paid Indirectly)................................       0.40%(E)(B)       0.41%(B)     0.41%(B)     0.50%(B)(E)(C)
Ratio of Net Investment Income to Average Net Assets...........       2.44%(E)(B)       2.30%(B)     2.32%(B)     2.68%(E)(C)
Portfolio Turnover Rate........................................        N/A               N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                                                                    DFA
                                                                                                              Short-Duration
                                                                                                                Real Return
                                                  DFA Inflation-Protected Securities Portfolio                   Portfolio
                                    ------------------------------------------------------------------------  ---------------
                                                                                                                  Period
                                     Six Months        Year        Year        Year        Year       Year    Nov. 5, 2013(a)
                                        Ended         Ended       Ended       Ended       Ended      Ended          to
                                      April 30,      Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,   Oct. 31,     April 30,
                                        2014           2013        2012        2011        2010       2009         2014
--------------------------------------------------------------------------------------------------------------------------------
                                     (Unaudited)                                                                (Unaudited)
Net Asset Value, Beginning of
 Period............................ $    11.84     $    13.00   $    12.35  $    11.85  $    10.95  $   9.41     $  10.00
                                    ----------     ----------   ----------  ----------  ----------  --------     --------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)..       0.06           0.21         0.27        0.55        0.29      0.12         0.05
 Net Gains (Losses) on Securities
   (Realized and Unrealized).......      (0.02)         (1.05)        0.79        0.52        0.92      1.53         0.01
                                    ----------     ----------   ----------  ----------  ----------  --------     --------
   Total from Investment
    Operations.....................       0.04          (0.84)        1.06        1.07        1.21      1.65         0.06
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income.............      (0.03)         (0.24)       (0.27)      (0.51)      (0.31)    (0.10)       (0.02)
 Net Realized Gains................         --          (0.08)       (0.14)      (0.06)         --     (0.01)          --
                                    ----------     ----------   ----------  ----------  ----------  --------     --------
   Total Distributions.............      (0.03)         (0.32)       (0.41)      (0.57)      (0.31)    (0.11)       (0.02)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period..... $    11.85     $    11.84   $    13.00  $    12.35  $    11.85  $  10.95     $  10.04
=================================   ===========    ==========   ==========  ==========  ==========  ========  ===============
Total Return.......................       0.35%(D)      (6.59)%       8.70%       9.38%      11.29%    17.70%        0.60%(D)
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)....................... $2,494,975     $2,592,771   $2,511,251  $1,888,045  $1,396,779  $774,110     $367,860
Ratio of Expenses to Average Net
 Assets............................       0.12%(E)       0.12%        0.13%       0.13%       0.13%     0.16%        0.24%(C)(E)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumptions of Expenses and/or
 Recovery of Previously Waived
 Fees).............................       0.12%(E)       0.12%        0.13%       0.13%       0.13%     0.16%        0.45%(C)(E)
Ratio of Net Investment Income to
 Average Net Assets................       1.00%(E)       1.68%        2.12%       4.64%       2.57%     1.20%        1.11%(C)(E)
Portfolio Turnover Rate............         12%(D)         26%           9%         18%         12%        6%         185%(D)
--------------------------------------------------------------------------------------------------------------------------------

      See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)


                                                                    --------------


                                                                     Six Months
                                                                        Ended
                                                                      April 30,
                                                                        2014
-----------------------------------------------------------------------------------
                                                                     (Unaudited)
Net Asset Value, Beginning of Period............................... $    10.23
                                                                    ----------
Income from Investment Operations
-
  Net Investment Income (Loss) (A).................................       0.05
  Net Gains (Losses) on Securities (Realized and Unrealized).......      (0.03)
                                                                    ----------
   Total from Investment Operations................................       0.02
-----------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income............................................      (0.04)
  Net Realized Gains...............................................         --
                                                                    ----------
   Total Distributions.............................................      (0.04)
-----------------------------------------------------------------------------------
Net Asset Value, End of Period..................................... $    10.21
=================================================================== ===========
Total Return.......................................................       0.23%(D)
-----------------------------------------------------------------------------------
Net Assets, End of Period (thousands).............................. $2,001,293
Ratio of Expenses to Average Net Assets............................       0.22%(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and
 Assumptions of Expenses and/or Recovery of Previously Waived Fees
 and Fees Paid Indirectly).........................................       0.22%(E)
Ratio of Net Investment Income to Average Net Assets...............       0.89%(E)
Portfolio Turnover Rate............................................         17%(D)
-----------------------------------------------------------------------------------

                                                                       DFA Short-Term Municipal Bond Portfolio
                                                                    -----------------------------------------------------------


                                                                       Year        Year        Year        Year        Year
                                                                      Ended       Ended       Ended       Ended       Ended
                                                                     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
                                                                       2013        2012        2011        2010        2009
--------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period............................... $    10.29  $    10.30  $    10.34  $    10.24  $    10.02
                                                                    ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
-
  Net Investment Income (Loss) (A).................................       0.10        0.14        0.16        0.18        0.20
  Net Gains (Losses) on Securities (Realized and Unrealized).......      (0.06)      (0.01)      (0.03)       0.10        0.23
                                                                    ----------  ----------  ----------  ----------  ----------
   Total from Investment Operations................................       0.04        0.13        0.13        0.28        0.43
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income............................................      (0.10)      (0.14)      (0.17)      (0.18)      (0.21)
  Net Realized Gains...............................................         --          --          --          --          --
                                                                    ----------  ----------  ----------  ----------  ----------
   Total Distributions.............................................      (0.10)      (0.14)      (0.17)      (0.18)      (0.21)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period..................................... $    10.23  $    10.29  $    10.30  $    10.34  $    10.24
=================================================================== ==========  ==========  ==========  ==========  ==========
Total Return.......................................................       0.42%       1.30%       1.24%       2.73%       4.32%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).............................. $1,780,699  $1,582,296  $1,525,039  $1,414,926  $1,168,259
Ratio of Expenses to Average Net Assets............................       0.22%       0.22%       0.23%       0.23%       0.25%
Ratio of Expenses to Average Net Assets (Excluding Waivers and
 Assumptions of Expenses and/or Recovery of Previously Waived Fees
 and Fees Paid Indirectly).........................................       0.22%       0.22%       0.23%       0.23%       0.25%
Ratio of Net Investment Income to Average Net Assets...............       0.98%       1.38%       1.60%       1.72%       1.99%
Portfolio Turnover Rate............................................         24%         20%         13%          1%          0%
--------------------------------------------------------------------------------------------------------------------------------

                                                                    DFA Intermediate-Term Municipal Bond Portfolio
                                                                    --------------------------------------
                                                                                                      Period
                                                                                                     March 1,
                                                                    Six Months          Year         2012(a)
                                                                       Ended           Ended            to
                                                                     April 30,        Oct. 31,       Oct. 31,
                                                                       2014             2013           2012
------------------------------------------------------------------------------------------------------------------
                                                                    (Unaudited)
Net Asset Value, Beginning of Period...............................  $   9.84        $  10.06     $ 10.00
                                                                     --------         --------    -------
Income from Investment Operations
-
  Net Investment Income (Loss) (A).................................      0.09            0.13        0.07
  Net Gains (Losses) on Securities (Realized and Unrealized).......      0.11           (0.22)       0.04
                                                                     --------         --------    -------
   Total from Investment Operations................................      0.20           (0.09)       0.11
------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income............................................     (0.08)          (0.13)      (0.05)
  Net Realized Gains...............................................        --              --          --
                                                                     --------         --------    -------
   Total Distributions.............................................     (0.08)          (0.13)      (0.05)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.....................................  $   9.96        $   9.84     $ 10.06
=================================================================== ==============   ==========   ==========
Total Return.......................................................      2.06%(D)       (0.91)%      1.13%(D)
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)..............................  $380,750        $269,514     $89,499
Ratio of Expenses to Average Net Assets............................      0.23%(E)        0.23%       0.23%(C)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and
 Assumptions of Expenses and/or Recovery of Previously Waived Fees
 and Fees Paid Indirectly).........................................      0.24%(E)        0.26%       0.34%(C)(E)
Ratio of Net Investment Income to Average Net Assets...............      1.79%(E)        1.36%       1.09%(C)(E)
Portfolio Turnover Rate............................................         0%(D)           0%          2%(D)
------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                                             DFA California Intermediate-Term
                                 DFA California Short-Term Municipal Bond Portfolio              Municipal Bond Portfolio
                           --------------------------------------------------------------  ------------------------------
                                                                                                                      Period
                                                                                                                     Nov. 29,
                           Six Months      Year      Year      Year      Year      Year    Six Months      Year      2011(a)
                              Ended       Ended     Ended     Ended     Ended     Ended       Ended       Ended         to
                            April 30,    Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,   April 30,    Oct. 31,    Oct. 31,
                              2014         2013      2012      2011      2010      2009       2014         2013        2012
--------------------------------------------------------------------------------------------------------------------------------
                           (Unaudited)                                                     (Unaudited)
Net Asset Value,
 Beginning of Period......  $  10.31     $  10.34  $  10.32  $  10.39  $  10.26  $  10.00   $  10.16     $ 10.30  $ 10.00
                            --------     --------  --------  --------  --------  --------   --------     -------  -------
Income from Investment Operations
---------------------------------
 Net Investment Income
   (Loss) (A).............      0.05         0.10      0.15      0.17      0.19      0.22       0.09        0.15     0.15
 Net Gains (Losses) on
   Securities (Realized
   and Unrealized)........     (0.02)       (0.03)     0.02     (0.06)     0.13      0.27       0.15       (0.14)    0.27
                            --------     --------  --------  --------  --------  --------   --------     -------  -------
   Total from Investment
    Operations............      0.03         0.07      0.17      0.11      0.32      0.49       0.24        0.01     0.42
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income....     (0.04)       (0.10)    (0.15)    (0.18)    (0.19)    (0.23)     (0.08)      (0.15)   (0.12)
                            --------     --------  --------  --------  --------  --------   --------     -------  -------
   Total Distributions....     (0.04)       (0.10)    (0.15)    (0.18)    (0.19)    (0.23)     (0.08)      (0.15)   (0.12)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period...................  $  10.30     $  10.31  $  10.34  $  10.32  $  10.39  $  10.26   $  10.32     $ 10.16  $ 10.30
========================   ===========   ========  ========  ========  ========  ========  ===========   ======== ========
Total Return..............      0.33%(D)     0.70%     1.61%     1.08%     3.14%     4.91%      2.41%(D)    0.08%    4.21%(D)
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of
 Period (thousands).......  $609,575     $521,090  $395,141  $317,822  $297,631  $210,774   $117,729     $97,199  $58,652
Ratio of Expenses to
 Average Net Assets.......      0.22%(E)     0.23%     0.23%     0.23%     0.24%     0.26%      0.23%(E)    0.23%    0.23%(C)(E)
Ratio of Expenses to
 Average Net Assets
 (Excluding Waivers and
 Assumptions of Expenses
 and/or Recovery of
 Previously Waived Fees)..      0.22%(E)     0.23%     0.23%     0.23%     0.24%     0.26%      0.24%(E)    0.26%    0.41%(C)(E)
Ratio of Net Investment
 Income to Average Net
 Assets...................      0.89%(E)     0.98%     1.41%     1.69%     1.83%     2.17%      1.74%(E)    1.48%    1.51%(C)(E)
Portfolio Turnover Rate...         5%(D)       28%       20%       15%        4%        4%        12%(D)      11%       0%(D)
--------------------------------------------------------------------------------------------------------------------------------

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


A. Organization:

   DFA Investment Dimensions Group Inc. (the "Fund" or "IDG") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of seventy-seven operational portfolios, of which sixteen (the "Portfolios") are included in this report. The remaining operational portfolios are presented in separate reports.

   DFA Investment Grade Portfolio achieves its investment objective by primarily investing in other portfolios within IDG (collectively, the "Master Funds"). The Portfolio also invests in short-term temporary cash investments.

                                                  DFA Investment Grade Portfolio (Percentage
Master Funds                                           of Ownership at April 30, 2014)
------------                                      ------------------------------------------
DFA Intermediate-Term Extended Quality Portfolio.                     61%
DFA Intermediate Government Fixed Income
  Portfolio......................................                     20%
DFA Short-Term Extended Quality Portfolio........                      3%
DFA Short-Term Government Portfolio..............                      4%

   Effective February 28, 2011, DFA Five-Year Government Portfolio changed its name to DFA Short-Term Government Portfolio.

   Prior to October 23, 2009, DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio invested substantially all of their assets in respective shares of The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series. At the close of business on October 23, 2009, the Portfolios received their pro-rata share of cash and securities from the respective Series in a complete liquidation of their interest in the Series. Effective October 24, 2009, the Portfolios invest directly in securities rather than through the Series and maintain the same investment objectives.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board. These securities are generally categorized as Level 2 in the hierarchy.

   Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   Shares held by the DFA Investment Grade Portfolio of the Master Funds, which are treated as regulated investment companies, and the shares held by the Portfolios in other investment companies, are valued at their respective daily net asset values as reported by their administrator. These valuations are classified as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the six months ended April 30, 2014, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Portfolios.

   2. Foreign Currency Translation: Securities and other assets and liabilities of DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA World ex U.S. Government Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio (the "International Fixed Income Portfolios"), DFA Investment Grade Portfolio and DFA Short-Duration Real Return Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The International Fixed Income Portfolios enter into forward currency contracts for the purpose of hedging against fluctuations in currency exchange rates or to transfer balances from one currency to another. DFA Selectively Hedged Global Fixed Income Portfolio may hedge the currency exposure of its foreign securities or leave some or all of the currency exposure unhedged. Forward currency contracts are marked-to-market daily based on daily forward exchange rates.

   The International Fixed Income Portfolios, DFA Investment Grade Portfolio and DFA Short-Duration Real Return Portfolio isolate the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Fixed Income Portfolios, DFA Investment Grade Portfolio and DFA Short-Duration Real Return Portfolio and the U.S. dollar equivalent amounts actually received or paid.

   3. Deferred Compensation Plan: Each eligible Director/Trustee of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging

Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2014, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   Prior to June 4, 2009 and October 16, 2009, DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio, respectively, recognized their pro-rata share of net investment income and realized and unrealized gains/losses on a daily basis from their respective investments in The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series which were treated as partnerships in accordance with both U.S. federal income tax regulations and accounting principles generally accepted in the United States of America. Effective June 4, 2009 and October 16, 2009, The DFA One-Year Fixed Income Series' and The DFA Two-Year Global Fixed Income Series', respectively, partnership status ceased and each became a corporate master fund in a RIC/RIC master-feeder structure. The Portfolios became the feeders of these Series. On October 23, 2009, both DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio liquidated their investment in The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series, respectively. Effective October 24, 2009, DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio invest directly in securities rather than through the Series and maintain the same investment objectives. See the Federal Income Taxes note for more information regarding these transactions.

C. Investment Advisor and Administrator:

   The Advisor, Dimensional Fund Advisors LP, provides investment advisory services to the Portfolios. For the six months ended April 30, 2014, the Portfolios' investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

          DFA One-Year Fixed Income Portfolio*................. 0.05%
          DFA Two-Year Global Fixed Income Portfolio*.......... 0.05%
          DFA Selectively Hedged Global Fixed Income Portfolio. 0.15%
          DFA Short-Term Government Portfolio.................. 0.17%
          DFA Five-Year Global Fixed Income Portfolio.......... 0.25%
          DFA World ex U.S. Government Fixed Income Portfolio.. 0.18%
          DFA Intermediate Government Fixed Income Portfolio... 0.10%
          DFA Short-Term Extended Quality Portfolio............ 0.20%

        DFA Intermediate-Term Extended Quality Portfolio.......... 0.20%
        DFA Investment Grade Portfolio............................ 0.20%
        DFA Inflation-Protected Securities Portfolio.............. 0.10%
        DFA Short-Duration Real Return Portfolio.................. 0.20%
        DFA Short-Term Municipal Bond Portfolio................... 0.20%
        DFA Intermediate-Term Municipal Bond Portfolio............ 0.20%
        DFA California Short-Term Municipal Bond Portfolio........ 0.20%
        DFA California Intermediate-Term Municipal Bond Portfolio. 0.20%

   For the six months ended April 30, 2014, the administrative services fees for DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

               DFA One-Year Fixed Income Portfolio*........ 0.10%
               DFA Two-Year Global Fixed Income Portfolio*. 0.10%

* Prior to February 28, 2014, these Portfolios were provided administrative services under an administrative agreement. Effective February 28, 2014, the administrative agreement and investment advisory agreement for each of the Portfolios were combined into an investment management agreement that provides for an investment management fee, equal to each Portfolio's previous investment advisory services fee and administrative services fee, payable to the Advisor for both investment advisory services and administrative services.

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreement for the Portfolios below will remain in effect through February 28, 2015, and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the six months ended April 30, 2014, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). Previously waived fees subject to future recovery by the Advisor are also reflected below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

                                                                                       Previously
                                                                        Recovery      Waived Fees/
                                                                      of Previously     Expenses
                                                                      Waived Fees/       Assumed
                                                         Expense        Expenses    Subject to Future
                                                    Limitation Amount    Assumed        Recovery
-                                                   ----------------- ------------- -----------------
DFA Selectively Hedged Global Fixed Income
  Portfolio (1)....................................       0.25%             --               --
DFA Short-Term Government Portfolio (2)............       0.20%             --               --
DFA World ex U.S. Government Fixed Income
  Portfolio (1)....................................       0.20%             --           $  201
DFA Short-Term Extended Quality Portfolio (1)......       0.22%            $29              378
DFA Intermediate-Term Extended Quality
  Portfolio (1)....................................       0.22%             23              232
DFA Investment Grade Portfolio (3).................       0.22%             --            4,832
DFA Inflation-Protected Securities Portfolio (1)...       0.20%             --               --
DFA Short-Duration Real Return Portfolio (4).......       0.24%             --              196
DFA Short-Term Municipal Bond Portfolio (2)........       0.30%             --               --
DFA Intermediate-Term Municipal Bond Portfolio (1).       0.23%             --              100
DFA California Short-Term Municipal Bond
  Portfolio (1)....................................       0.30%             --               --
DFA California Intermediate-Term Municipal Bond
  Portfolio (1)....................................       0.23%             --               95

   (1) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume the Portfolio's ordinary operating expenses (excluding the expenses the Portfolio incurs indirectly through its investment in other investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio, on an annualized basis, to the rate listed above as a percentage of average net assets of such class of the Portfolio (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount listed above for such Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses for such class to exceed the Expense Limitation Amount.

   (2) The Advisor has contractually agreed to waive all or a portion of its advisory fee to the extent necessary to reduce the Portfolio's ordinary operating expenses (excluding expenses incurred through its investment in other investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") of a class of the Portfolio so that the Portfolio Expenses, on an annualized basis, do not exceed the rate listed above as a percentage of average net assets of such class of the Portfolio (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount listed above for such Portfolio, the Advisor retains the right to recover any fees previously waived to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses for such class to exceed the Expense Limitation Amount.

   (3) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio, on an annualized basis, to the rate listed above as a percentage of average net assets of such class of the Portfolio (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of the Portfolio are less than the Expense Limitation Amount listed above for such Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses for such class to exceed the Expense Limitation Amount.

   (4) The Advisor has contractually agreed to waive up to the full amount of the Portfolio's management fee of 0.20% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor (the "Underlying Funds"). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of average net assets of such class of the Portfolio on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio's annualized Portfolio Expenses are less than the Portfolio's Expense Limitation Amount listed above, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the annualized Portfolio Expenses of a class of the Portfolio to exceed the Expense Limitation Amount.

Earned Income Credit:

   In addition, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. During the six months ended April 30, 2014, expenses reduced were as follows (amounts in thousands):

                                                              Fees Paid
                                                              Indirectly
        -                                                     ----------
        DFA Two-Year Global Fixed Income Portfolio...........    $16
        DFA Selectively Hedged Global Fixed Income Portfolio.      4
        DFA Five-Year Global Fixed Income Portfolio..........     22
        DFA World ex U.S. Government Fixed Income Portfolio..      1
        DFA Short-Term Extended Quality Portfolio............     21

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2014, the total related amounts paid by the Fund to the CCO were $130 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

   At April 30, 2014, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

        DFA One-Year Fixed Income Portfolio....................... $323
        DFA Two-Year Global Fixed Income Portfolio................  269
        DFA Selectively Hedged Global Fixed Income Portfolio......   19
        DFA Short-Term Government Portfolio.......................   55
        DFA Five-Year Global Fixed Income Portfolio...............  193
        DFA World ex U.S. Government Fixed Income Portfolio.......    2
        DFA Intermediate Government Fixed Income Portfolio........   87
        DFA Short-Term Extended Quality Portfolio.................   38
        DFA Intermediate-Term Extended Quality Portfolio..........   13
        DFA Investment Grade Portfolio............................   13
        DFA Inflation-Protected Securities Portfolio..............   52
        DFA Short-Duration Real Return Portfolio..................    1
        DFA Short-Term Municipal Bond Portfolio...................   58
        DFA Intermediate-Term Municipal Bond Portfolio............    2
        DFA California Short-Term Municipal Bond Portfolio........   12
        DFA California Intermediate-Term Municipal Bond Portfolio.    1

E. Purchases and Sales of Securities:

   For the six months ended April 30, 2014, the Portfolios made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

                                                      U.S. Government Securities Other Investment Securities
                                                      -------------------------- ---------------------------
                                                      Purchases       Sales      Purchases       Sales
                                                       ----------    ----------   ----------    ----------
DFA One-Year Fixed Income Portfolio.................. $1,068,787    $  557,215   $1,950,243    $1,247,372
DFA Two-Year Global Fixed Income Portfolio...........    744,557     1,180,224    3,021,612     2,147,475
DFA Selectively Hedged Global Fixed Income Portfolio.     74,125        82,843      182,615       131,358
DFA Short-Term Government Portfolio..................    298,849       167,378           --            --
DFA Five-Year Global Fixed Income Portfolio..........    151,501       276,529    3,726,340     2,777,793
DFA World ex U.S. Government Fixed Income Portfolio..      6,811         5,775       80,177        43,384

                                                    U.S. Government Securities Other Investment Securities
                                                    -------------------------- ---------------------------
                                                    Purchases      Sales       Purchases       Sales
                                                    ---------       --------     ----------     --------
DFA Intermediate Government Fixed Income Portfolio. $479,504      $513,141             --           --
DFA Short-Term Extended Quality Portfolio..........  211,367       199,619     $1,293,983     $207,313
DFA Intermediate-Term Extended Quality Portfolio...   55,150        71,854        509,149      130,839
DFA Inflation-Protected Securities Portfolio.......  285,034       389,955             --           --
DFA Short-Duration Real Return Portfolio...........  106,402        89,856        374,258      289,282
DFA Short-Term Municipal Bond Portfolio............       --            --        659,887      272,070
DFA Intermediate-Term Municipal Bond Portfolio.....       --            --        104,945           --
DFA California Short-Term Municipal Bond Portfolio.       --            --        129,641       23,635
DFA California Intermediate-Term Municipal Bond
  Portfolio........................................       --            --         34,394       11,821

   For the six months ended April 30, 2014, DFA Investment Grade Portfolio made the following purchases and sales of Affiliated Investment Companies (amounts in thousands):

                                                     DFA Investment Grade Portfolio
                                   ------------------------------------------------------------------
                                   Balance at Balance at                    Dividend Distributions of
Affiliated Investment Companies    10/31/2013 4/30/2014  Purchases  Sales    Income   Realized Gains
-------------------------------    ---------- ---------- --------- -------- -------- ----------------
DFA Intermediate-Term Extended
  Quality Portfolio...............  $766,075  $1,063,821 $286,282  $  5,823 $13,430        $269
DFA Intermediate Government Fixed
  Income Portfolio................   489,951     708,912  223,243     4,302   7,579          --
DFA Short-Term Extended Quality
  Portfolio.......................    88,053     119,266   31,284        --     683         177
DFA Short-Term Government
  Portfolio.......................    79,012      78,800    4,532     4,500     259         170

                                                DFA Short-Duration Real Return Portfolio
                                   ------------------------------------------------------------------
                                   Balance at Balance at                    Dividend Distributions of
Affiliated Investment Companies    10/31/2013 4/30/2014  Purchases  Sales    Income   Realized Gains
-------------------------------    ---------- ---------- --------- -------- -------- ----------------
DFA Intermediate-Term Extended
  Quality Portfolio...............        --          -- $ 15,352  $ 15,584 $   119        $  2
DFA One-Year Fixed Income
  Portfolio.......................        --          --   14,253    14,251       8           3
DFA Short-Term Extended Quality
  Portfolio.......................        --          --  258,979   258,550     588         118

F. Federal Income Taxes:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2013, primarily attributable to net foreign currency gains/losses, non-deductible expenses, expiration of capital loss carryovers, distribution redesignations and short term distributions from underlying RICs were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                                         Increase       Increase
                                                                        (Decrease)     (Decrease)
                                                         Increase     Undistributed   Accumulated
                                                        (Decrease)    Net Investment  Net Realized
                                                      Paid-In Capital     Income     Gains (Losses)
                                                      --------------- -------------- --------------
DFA One-Year Fixed Income Portfolio..................       --                 --            --
DFA Two-Year Global Fixed Income Portfolio...........       --           $ (4,790)      $ 4,790
DFA Selectively Hedged Global Fixed Income Portfolio.       --             (6,388)        6,388
DFA Short-Term Government Portfolio..................       --                 --            --
DFA Five-Year Global Fixed Income Portfolio..........       --            (23,441)       23,441
DFA World ex U.S. Government Fixed Income Portfolio..       --              1,649        (1,649)
DFA Intermediate Government Fixed Income Portfolio...       --               (170)          170
DFA Short-Term Extended Quality Portfolio............       --             (4,489)        4,489
DFA Intermediate-Term Extended Quality Portfolio.....       --             (1,239)        1,239
DFA Investment Grade Portfolio.......................       --                 --            --
DFA Inflation-Protected Securities Portfolio.........       --               (136)          136
DFA Short-Term Municipal Bond Portfolio..............       --                 --            --
DFA Intermediate-Term Municipal Bond Portfolio.......       --                 --            --
DFA California Short-Term Municipal Bond Portfolio...       --                 --            --
DFA California Intermediate-Term Municipal Bond
  Portfolio..........................................       --                 --            --

   DFA Short-Duration Real Return Portfolio commenced operations on November 5, 2013 and did not pay any distributions for the year ended October 31, 2013.

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2012 and October 31, 2013 were as follows (amounts in thousands):

                                                      Net Investment
                                                          Income
                                                      and Short-Term   Long-Term   Tax Exempt
                                                      Capital Gains  Capital Gains   Income    Total
                                                      -------------- ------------- ---------- --------
DFA One-Year Fixed Income Portfolio
2012.................................................    $ 39,643       $16,267        --     $ 55,910
2013.................................................      40,734         7,281        --       48,015
DFA Two-Year Global Fixed Income Portfolio
2012.................................................      82,921         3,260        --       86,181
2013.................................................      54,661         1,375        --       56,036
DFA Selectively Hedged Global Fixed Income Portfolio
2012.................................................      25,733           423        --       26,156
2013.................................................      21,221            --        --       21,221
DFA Short-Term Government Portfolio
2012.................................................      18,199        21,214        --       39,413
2013.................................................      13,530        13,008        --       26,538
DFA Five-Year Global Fixed Income Portfolio
2012.................................................     139,431        76,000        --      215,431
2013.................................................      80,566        42,555        --      123,121
DFA World ex U.S. Government Fixed Income Portfolio
2012.................................................         837            --        --          837
2013.................................................       4,243            --        --        4,243
DFA Intermediate Government Fixed Income Portfolio
2012.................................................      77,383        16,580        --       93,963
2013.................................................      82,721         5,297        --       88,018

                                                            Net Investment
                                                           Income and Short-
                                                                 Term          Long-Term   Tax Exempt
                                                             Capital Gains   Capital Gains   Income    Total
                                                           ----------------- ------------- ---------- --------
DFA Short-Term Extended Quality Portfolio
2012......................................................     $ 29,793         $ 2,632          --   $ 32,425
2013......................................................       37,553           4,387          --     41,940
DFA Intermediate-Term Extended Quality Portfolio
2012......................................................       15,556              --          --     15,556
2013......................................................       30,139             565          --     30,704
DFA Investment Grade Portfolio
2012......................................................       12,346              --          --     12,346
2013......................................................       24,205             867          --     25,072
DFA Inflation-Protected Securities Portfolio
2012......................................................       45,542          19,542          --     65,084
2013......................................................       51,554          13,876          --     65,430
DFA Short-Term Municipal Bond Portfolio
2012......................................................       21,494              --          --     21,494
2013......................................................           --              --     $16,375     16,375
DFA Intermediate-Term Municipal Bond Portfolio
2012......................................................          362              --          --        362
2013......................................................           --              --       1,943      1,943
DFA California Short-Term Municipal Bond Portfolio
2012......................................................        4,994              --          --      4,994
2013......................................................           --              --       4,312      4,312
DFA California Intermediate-Term Municipal Bond Portfolio
2012......................................................          471              --          --        471
2013......................................................           --              --       1,248      1,248

   At October 31, 2013, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                     Undistributed                                              Total Net
                                     Net Investment                                           Distributable
                                       Income and   Undistributed    Capital    Undistributed   Earnings
                                       Short-Term     Long-Term       Loss      Appreciation  (Accumulated
                                     Capital Gains  Capital Gains Carryforwards Depreciation     Losses)
                                     -------------- ------------- ------------- ------------- -------------
DFA One-Year Fixed Income
  Portfolio.........................    $ 4,051        $ 3,485           --       $ 10,135      $ 17,671
DFA Two-Year Global Fixed Income
  Portfolio.........................     23,221          1,765           --        (27,103)       (2,117)
DFA Selectively Hedged Global Fixed
  Income Portfolio..................     10,291             79           --         (4,691)        5,679
DFA Short-Term Government
  Portfolio.........................      2,410          3,324           --          4,674        10,408
DFA Five-Year Global Fixed Income
  Portfolio.........................     46,570         96,458           --         37,115       180,143
DFA World ex U.S. Government Fixed
  Income Portfolio..................      2,523             --           --         (2,190)          333
DFA Intermediate Government Fixed
  Income Portfolio..................     13,811             --        $(237)        98,189       111,763
DFA Short-Term Extended Quality
  Portfolio.........................      2,258          4,635           --         23,535        30,428
DFA Intermediate-Term Extended
  Quality Portfolio.................      2,617            329           --        (12,926)       (9,980)

                                     Undistributed                                              Total Net
                                     Net Investment                                           Distributable
                                       Income and   Undistributed    Capital    Undistributed   Earnings
                                       Short-Term     Long-Term       Loss      Appreciation  (Accumulated
                                     Capital Gains  Capital Gains Carryforwards Depreciation     Losses)
                                     -------------- ------------- ------------- ------------- -------------
DFA Investment Grade Portfolio......     $2,180         $194              --      $(19,926)     $(17,552)
DFA Inflation-Protected Securities
  Portfolio.........................      4,184           --         $(3,570)       81,717        82,331
DFA Short-Term Municipal Bond
  Portfolio.........................      1,219           --             (66)       14,680        15,833
DFA Intermediate-Term Municipal
  Bond Portfolio....................        352           --             (12)       (1,421)       (1,081)
DFA California Short-Term Municipal
  Bond Portfolio....................        370           --              (8)        3,933         4,295
DFA California Intermediate-Term
  Municipal Bond Portfolio..........        130           --            (113)         (329)         (312)

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2013, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

                                                           Expires on October 31,
                                                           ---------------------- --------- ------
                                                           2018        2019       Unlimited Total
                                                           ----        ----       --------- ------
DFA Intermediate Government Fixed Income Portfolio........  --          --         $  237   $  237
DFA Inflation-Protected Securities Portfolio..............  --          --          3,570    3,570
DFA Short-Term Municipal Bond Portfolio...................  --         $ 3             63       66
DFA Intermediate-Term Municipal Bond Portfolio............  --          --             12       12
DFA California Short-Term Municipal Bond Portfolio........ $ 1           3              4        8
DFA California Intermediate-Term Municipal Bond Portfolio.  --          --            113      113

   During the year ended October 31, 2013, each Portfolio did not utilize capital loss carryforwards.

   At April 30, 2014, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                                Net
                                                                                             Unrealized
                                                       Federal    Unrealized   Unrealized   Appreciation
                                                       Tax Cost  Appreciation Depreciation (Depreciation)
                                                      ---------- ------------ ------------ --------------
DFA One-Year Fixed Income Portfolio.................. $9,201,812   $ 11,121     $   (319)     $10,802
DFA Two-Year Global Fixed Income Portfolio...........  5,868,464     53,003      (19,709)      33,294
DFA Selectively Hedged Global Fixed Income Portfolio.    972,729      8,135       (2,374)       5,761
DFA Short-Term Government Portfolio..................  1,879,983      8,917       (6,500)       2,417
DFA Five-Year Global Fixed Income Portfolio..........  9,011,561     79,949      (19,871)      60,078
DFA World ex U.S. Government Fixed Income Portfolio..    276,450     10,746       (7,403)       3,343
DFA Intermediate Government Fixed Income Portfolio...  3,439,388    113,563      (21,887)      91,676
DFA Short-Term Extended Quality Portfolio............  3,611,374     32,322       (3,982)      28,340
DFA Intermediate-Term Extended Quality Portfolio.....  2,047,542     27,630      (17,434)      10,196
DFA Investment Grade Portfolio.......................  1,978,128     11,220      (13,268)      (2,048)

                                                                                                Net
                                                                                             Unrealized
                                                       Federal    Unrealized   Unrealized   Appreciation
                                                       Tax Cost  Appreciation Depreciation (Depreciation)
                                                      ---------- ------------ ------------ --------------
DFA Inflation-Protected Securities Portfolio......... $2,426,150   $81,232      $(14,921)     $66,311
DFA Short-Duration Real Return Portfolio.............    355,648     1,122          (102)       1,020
DFA Short-Term Municipal Bond Portfolio..............  1,964,936    12,168        (1,639)      10,529
DFA Intermediate-Term Municipal Bond Portfolio.......    373,058     5,300        (1,987)       3,313
DFA California Short-Term Municipal Bond Portfolio...    596,194     3,668          (293)       3,375
DFA California Intermediate-Term Municipal Portfolio.    115,090     1,760          (398)       1,362

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Portfolio's tax positions and has concluded that no additional provision for income tax is required in any Portfolio's financial statements. No Portfolio is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

Derivative Financial Instruments:

   Summarized below are the specific types of derivative instruments used by Portfolios.

   2. Forward Currency Contracts: The International Fixed Income Portfolios, DFA Investment Grade Portfolio and DFA Short-Duration Real Return Portfolio may enter into forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge a Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation from translation of foreign currency denominated amounts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on foreign currency transactions. At April 30, 2014, the following Portfolios had entered into the following contracts and the net unrealized foreign exchange gain (loss) is reflected in the accompanying financial statements (amounts in thousands):

DFA Two-Year Global Fixed Income Portfolio*

                                                                   Unrealized
                                                       Value at      Foreign
 Settlement Currency                       Contract    April 30,    Exchange
    Date    Amount**       Currency         Amount       2014      Gain (Loss)
 ---------- --------  ------------------ -----------  -----------  -----------
  05/02/14    20,079  Australian Dollar  $    18,640  $    18,654   $     14
  05/02/14   (20,079) Australian Dollar      (18,514)     (18,654)      (140)
  06/03/14   (19,834) Australian Dollar      (18,371)     (18,385)       (14)
  05/02/14   114,281  Canadian Dollar        104,334      104,264        (70)
  05/02/14    25,498  Canadian Dollar         23,093       23,263        170
  05/02/14  (139,779) Canadian Dollar       (126,474)    (127,526)    (1,052)
  05/06/14   (95,887) Canadian Dollar        (85,417)     (87,474)    (2,057)
  05/13/14   (95,929) Canadian Dollar        (87,813)     (87,498)       315
  05/22/14  (112,469) Canadian Dollar       (102,145)    (102,562)      (417)
  06/03/14  (114,189) Canadian Dollar       (104,172)    (104,102)        70
  05/12/14  (360,140) Denmark Krone          (66,649)     (66,943)      (294)
  05/28/14  (458,447) Denmark Krone          (84,882)     (85,223)      (341)
  05/07/14    10,743  Euro                    14,901       14,904          3
  05/07/14     7,290  Euro                    10,016       10,113         97
  05/07/14   (87,000) Euro                  (119,263)    (120,698)    (1,435)
  05/09/14   (63,447) Euro                   (87,537)     (88,022)      (485)
  05/13/14   (67,124) Euro                   (93,052)     (93,122)       (70)
  06/06/14   (80,723) Euro                  (111,183)    (111,983)      (800)
  06/13/14   (24,471) Euro                   (33,723)     (33,946)      (223)
  06/13/14   (58,838) Euro                   (81,642)     (81,621)        21
  05/02/14   (11,021) New Zealand Dollar      (9,428)      (9,503)       (75)
  05/08/14   (79,614) New Zealand Dollar     (68,094)     (68,617)      (523)
  05/14/14    21,268  New Zealand Dollar      18,408       18,321        (87)
  05/14/14    10,996  New Zealand Dollar       9,398        9,472         74
  05/14/14  (116,285) New Zealand Dollar    (100,538)    (100,173)       365
  05/30/14   (77,891) New Zealand Dollar     (66,448)     (67,010)      (562)
  05/02/14    74,939  UK Pound Sterling      126,132      126,527        395
  05/02/14   (74,939) UK Pound Sterling     (124,687)    (126,527)    (1,840)
  05/06/14    79,896  UK Pound Sterling      134,587      134,891        304
  05/06/14   (79,896) UK Pound Sterling     (131,684)    (134,892)    (3,208)
  05/07/14   (83,810) UK Pound Sterling     (138,302)    (141,499)    (3,197)
  05/08/14   (79,337) UK Pound Sterling     (131,977)    (133,947)    (1,970)
  05/15/14   (84,227) UK Pound Sterling     (140,627)    (142,194)    (1,567)
  05/16/14   (63,434) UK Pound Sterling     (106,109)    (107,091)      (982)
  05/19/14   (89,980) UK Pound Sterling     (151,189)    (151,903)      (714)
  05/27/14   (84,221) UK Pound Sterling     (141,423)    (142,170)      (747)
  06/02/14   (75,463) UK Pound Sterling     (126,986)    (127,381)      (395)
  06/03/14   (80,037) UK Pound Sterling     (134,797)    (135,101)      (304)
                                         -----------  -----------   --------
                                         $(2,333,617) $(2,355,358)  $(21,741)
                                         ===========  ===========   ========

DFA Selectively Hedged Global Fixed Income Portfolio*

                                                                  Unrealized
                                                                    Foreign
  Settlement Currency                    Contract     Value at     Exchange
     Date    Amount**      Currency       Amount   April 30, 2014 Gain (Loss)
  ---------- -------- ------------------ --------  -------------- -----------
   07/23/14   89,115  Australian Dollar  $ 82,187     $ 82,323      $  136
   06/04/14   87,911  Canadian Dollar      79,484       80,144         660
   05/23/14   32,721  New Zealand Dollar   27,012       28,166       1,154
   05/23/14    2,609  New Zealand Dollar    2,155        2,246          91
   06/04/14  547,996  Norwegian Krone      91,659       92,078         419
   05/05/14    6,857  Singapore Dollar      5,459        5,469          10
   05/05/14   (6,857) Singapore Dollar     (5,437)      (5,469)        (32)
   06/03/14   (6,884) Singapore Dollar     (5,481)      (5,491)        (10)
   06/04/14  266,832  Swedish Krona        41,308       41,015        (293)
   05/12/14  (14,975) UK Pound Sterling   (25,085)     (25,282)       (197)
                                         --------     --------      ------
                                         $293,261     $295,199      $1,938
                                         ========     ========      ======

DFA Five-Year Global Fixed Income Portfolio*

                                                                   Unrealized
                                                                     Foreign
 Settlement Currency                      Contract     Value at     Exchange
    Date    Amount**       Currency        Amount   April 30, 2014 Gain (Loss)
 ---------- --------  ------------------ ---------  -------------- -----------
  05/02/14    31,165  Euro               $  43,054    $  43,237      $   183
  05/02/14    16,852  Euro                  23,292       23,380           88
  05/02/14    15,323  Euro                  21,013       21,259          246
  05/02/14       236  Euro                     327          328            1
  05/02/14   (63,577) Euro                 (87,143)     (88,203)      (1,060)
  05/06/14    22,100  Euro                  30,656       30,661            5
  05/06/14    19,529  Euro                  26,992       27,094          102
  05/06/14    17,213  Euro                  23,775       23,881          106
  05/06/14    15,232  Euro                  21,147       21,132          (15)
  05/06/14   (74,075) Euro                (101,986)    (102,768)        (782)
  05/06/14  (167,319) New Zealand Dollar  (142,506)    (144,231)      (1,725)
  05/13/14   (22,105) New Zealand Dollar   (19,184)     (19,044)         140
  05/09/14   (98,693) Singapore Dollar     (78,264)     (78,721)        (457)
  05/12/14   (72,355) Singapore Dollar     (57,303)     (57,713)        (410)
  05/14/14   (75,009) Singapore Dollar     (59,410)     (59,830)        (420)
  05/01/14    53,618  UK Pound Sterling     90,246       90,528          282
  05/01/14   (53,618) UK Pound Sterling    (89,239)     (90,529)      (1,290)
  05/02/14    49,787  UK Pound Sterling     83,807       84,061          254
  05/02/14    (2,492) UK Pound Sterling     (4,109)      (4,207)         (98)
  05/02/14    (3,341) UK Pound Sterling     (5,621)      (5,641)         (20)
  05/02/14    (8,312) UK Pound Sterling    (13,730)     (14,033)        (303)
  05/02/14   (15,079) UK Pound Sterling    (25,328)     (25,460)        (132)
  05/02/14   (20,564) UK Pound Sterling    (33,896)     (34,720)        (824)
  05/06/14    55,850  UK Pound Sterling     94,085       94,293          208
  05/06/14     3,395  UK Pound Sterling      5,729        5,731            2
  05/06/14   (55,850) UK Pound Sterling    (92,057)     (94,294)      (2,237)
  05/07/14   (56,660) UK Pound Sterling    (93,522)     (95,661)      (2,139)
  05/08/14   (57,030) UK Pound Sterling    (94,877)     (96,285)      (1,408)
  05/09/14   (61,693) UK Pound Sterling   (102,617)    (104,156)      (1,539)
  05/13/14   (83,922) UK Pound Sterling   (140,681)    (141,681)      (1,000)

                                                                   Unrealized
                                                                     Foreign
 Settlement Currency                     Contract      Value at     Exchange
    Date    Amount**     Currency         Amount    April 30, 2014 Gain (Loss)
 ---------- -------- ----------------- -----------  -------------- -----------
  05/16/14  (83,183) UK Pound Sterling $  (139,142)  $  (140,431)   $ (1,289)
  05/29/14  (71,515) UK Pound Sterling    (120,450)     (120,720)       (270)
  05/30/14  (64,037) UK Pound Sterling    (107,680)     (108,097)       (417)
  06/02/14  (53,867) UK Pound Sterling     (90,644)      (90,926)       (282)
  06/03/14   (3,445) UK Pound Sterling      (5,813)       (5,815)         (2)
  06/03/14  (49,855) UK Pound Sterling     (83,899)      (84,153)       (254)
  06/04/14  (55,424) UK Pound Sterling     (93,347)      (93,553)       (206)
                                       -----------   -----------    --------
                                       $(1,418,325)  $(1,435,287)   $(16,962)
                                       ===========   ===========    ========

DFA World ex U.S. Government Fixed Income Portfolio*

                                                                    Unrealized
                                                                      Foreign
Settlement  Currency                       Contract     Value at     Exchange
   Date     Amount**        Currency        Amount   April 30, 2014 Gain (Loss)
---------- ----------  ------------------ ---------  -------------- -----------
 05/02/14       1,461  Australian Dollar  $   1,355    $   1,356      $     1
 05/02/14      (1,461) Australian Dollar     (1,348)      (1,357)          (9)
 06/03/14      (1,484) Australian Dollar     (1,374)      (1,375)          (1)
 05/22/14        (775) Canadian Dollar         (703)        (707)          (4)
 05/22/14     (28,406) Canadian Dollar      (25,789)     (25,904)        (115)
 05/27/14     (57,067) Denmark Krone        (10,580)     (10,608)         (28)
 06/09/14        (185) Euro                    (255)        (256)          (1)
 06/09/14        (547) Euro                    (756)        (759)          (3)
 06/09/14      (1,419) Euro                  (1,959)      (1,969)         (10)
 06/09/14      (1,635) Euro                  (2,255)      (2,268)         (13)
 06/09/14     (87,113) Euro                (119,973)    (120,846)        (873)
 05/07/14  (3,221,492) Japanese Yen         (31,457)     (31,512)         (55)
 05/27/14      (9,664) New Zealand Dollar    (8,266)      (8,316)         (50)
 05/22/14     (22,751) Norwegian Krone       (3,801)      (3,825)         (24)
 05/02/14      13,397  Singapore Dollar      10,667       10,685           18
 05/02/14     (13,397) Singapore Dollar     (10,639)     (10,686)         (47)
 06/03/14     (13,444) Singapore Dollar     (10,705)     (10,723)         (18)
 05/27/14     (20,355) Swedish Krona         (3,096)      (3,129)         (33)
 05/22/14        (214) UK Pound Sterling       (359)        (361)          (2)
 05/22/14        (388) UK Pound Sterling       (653)        (655)          (2)
 05/22/14     (32,142) UK Pound Sterling    (54,051)     (54,260)        (209)
                                          ---------    ---------      -------
                                          $(275,997)   $(277,475)     $(1,478)
                                          =========    =========      =======

DFA Short-Term Extended Quality Portfolio*

                                                                   Unrealized
                                                                     Foreign
  Settlement Currency                     Contract     Value at     Exchange
     Date    Amount**      Currency        Amount   April 30, 2014 Gain (Loss)
  ---------- -------- ------------------ ---------  -------------- -----------
   05/28/14  (50,576) New Zealand Dollar $ (43,206)   $ (43,518)      $(312)
   05/05/14    9,095  Singapore Dollar       7,240        7,254          14
   05/05/14   (9,095) Singapore Dollar      (7,212)      (7,254)        (42)
   06/03/14   (9,131) Singapore Dollar      (7,271)      (7,284)        (13)
   05/13/14  (56,088) UK Pound Sterling    (94,045)     (94,691)       (646)
                                         ---------    ---------       -----
                                         $(144,494)   $(145,493)      $(999)
                                         =========    =========       =====

DFA Intermediate-Term Extended Quality Portfolio*

                                                                  Unrealized
                                                                    Foreign
   Settlement Currency                   Contract     Value at     Exchange
      Date    Amount**     Currency       Amount   April 30, 2014 Gain (Loss)
   ---------- -------- ----------------- --------  -------------- -----------
    05/13/14   (9,818) UK Pound Sterling $(16,464)    $(16,576)      $(112)
                                         --------     --------       -----
                                         $(16,464)    $(16,576)      $(112)
                                         ========     ========       =====

DFA Short-Duration Real Return Portfolio*

                                                                  Unrealized
                                                                    Foreign
  Settlement Currency                    Contract     Value at     Exchange
     Date    Amount**      Currency       Amount   April 30, 2014 Gain (Loss)
  ---------- -------- ------------------ --------  -------------- -----------
   05/28/14   (3,897) New Zealand Dollar $ (3,329)    $ (3,353)      $(24)
   05/05/14      700  Singapore Dollar        558          559          1
   05/05/14     (700) Singapore Dollar       (556)        (559)        (3)
   06/03/14     (703) Singapore Dollar       (560)        (561)        (1)
   05/13/14   (4,322) UK Pound Sterling    (7,247)      (7,296)       (49)
                                         --------     --------       ----
                                         $(11,134)    $(11,210)      $(76)
                                         ========     ========       ====

* During the six months ended April 30, 2014, the following Portfolios' average contract amount of forward currency contracts were (in thousands):

        DFA Two-Year Global Fixed Income Portfolio........... $2,904,503
        DFA Selectively Hedged Global Fixed Income Portfolio.    347,285
        DFA Five-Year Global Fixed Income Portfolio..........  2,722,373
        DFA World ex U.S. Government Fixed Income Portfolio..    271,930
        DFA Short-Term Extended Quality Portfolio............    206,020
        DFA Intermediate-Term Extended Quality Portfolio.....     25,930
        DFA Short-Duration Real Return Portfolio.............      2,042

**Positive Currency Amount represents a purchase contract and a Currency Amount in parentheses represents a sale contract.

   Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

   3. Swap Agreements: The DFA Short-Duration Real Return Portfolio may also enter into inflation swap agreements to seek inflation protection. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used by the DFA Short-Duration Real Return Portfolio to hedge the inflation risk in nominal bonds (i.e. non-inflation indexed bonds) thereby creating "synthetic" inflation-indexed bonds. Among other reasons, one factor that may lead to changes in the values of inflation swap agreements are changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a change in the value of an inflation swap agreement. Additionally, payments received by the DFA Short-Duration Real Return Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, which will increase the amount of taxable distributions received by shareholders.

   The Advisor and the Fund do not believe that a Portfolio's obligations under swap contracts are senior securities and, accordingly, the Portfolio will not treat them as being subject to the Portfolio's borrowing or senior securities restrictions. However, with respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of segregated assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which the Portfolio is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and assets having an aggregate market value at least equal to the accrued full notional value will be segregated and maintained to cover the transactions in accordance with SEC positions. To the extent that a Portfolio cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the swap, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio's net assets.

At April 30, 2014, DFA Short-Duration Real Return Portfolio had the following outstanding inflation swaps (dollar amounts in thousands):

                                                                                  Unrealized
                                 Payments Payments Expiration          Notional  Appreciation
Counterparty                       Made   Received    Date    Currency  Amount  (Depreciation)
------------                     -------- -------- ---------- -------- -------- --------------
Citibank, N.A...................  1.985%    CPI    03/14/2017   USD    $ 19,000      $ 63
Citibank, N.A...................  1.978%    CPI    03/05/2017   USD      21,000        98
Citibank, N.A...................  1.975%    CPI    02/13/2017   USD      27,000        94
Citibank, N.A...................  1.958%    CPI    01/15/2017   USD      10,000        10
Citibank, N.A...................  1.945%    CPI    03/03/2017   USD      22,000       130
Citibank, N.A...................  1.881%    CPI    12/18/2016   USD       7,300        (4)
Citibank, N.A...................  1.870%    CPI    12/24/2016   USD       9,500         3
Citibank, N.A...................  1.864%    CPI    11/13/2016   USD      26,000       (67)
Credit Suisse...................  1.968%    CPI    02/24/2017   USD      19,000        71
Credit Suisse...................  1.920%    CPI    11/18/2016   USD       5,000       (22)
Credit Suisse...................  1.888%    CPI    11/08/2016   USD      14,000       (43)
Deutsche Bank AG, London Branch.  1.988%    CPI    04/25/2017   USD      20,000        (4)
Deutsche Bank AG, London Branch.  1.945%    CPI    01/08/2017   USD      23,000        22
Deutsche Bank AG, London Branch.  1.930%    CPI    02/05/2017   USD      18,000        87
Deutsche Bank AG, London Branch.  1.925%    CPI    01/28/2017   USD      11,000        32
Deutsche Bank AG, London Branch.  1.905%    CPI    01/02/2017   USD      20,300        36
Deutsche Bank AG, London Branch.  1.888%    CPI    11/08/2016   USD      14,000       (43)
Deutsche Bank AG, London Branch.  1.870%    CPI    04/07/2014   USD      21,000       119
Deutsche Bank AG, London Branch.  1.868%    CPI    03/31/2017   USD      21,000       101
Deutsche Bank AG, London Branch.  1.845%    CPI    12/10/2016   USD      12,000        (2)
Deutsche Bank AG, London Branch.  1.815%    CPI    12/04/2016   USD      10,500         2
                                                                       --------      ----
                                                                       $350,600      $683
                                                                       ========      ====

   The Portfolio received cash collateral of $480 (in thousands) for swap contracts.

* During the six months ended April 30, 2014 the average notional value of outstanding swap contracts was $208,167 (in thousands).

The following is a summary of the location of derivatives on the Portfolios' Statements of Assets and Liabilities as of April 30, 2014:

                               Location on the Statements of Assets and
                                             Liabilities
                          ---------------------------------------------------
Derivative Type              Asset Derivatives         Liability Derivatives
---------------           ------------------------    ------------------------
Foreign exchange          Unrealized Gain on          Unrealized Loss on
  contracts                 Forward                     Forward
                            Currency Contracts          Currency Contracts

Other contracts           Unrealized Gain on Swap     Unrealized Loss on
                            Contracts                   Swap Contracts

   The following is a summary of the Portfolios' derivative instrument holdings categorized by primary risk exposure as of April 30, 2014 (amounts in thousands):

                                                           Asset Derivatives Value
                                                      ---------------------------------
                                                       Total Value    Foreign
                                                            at       Exchange    Swap
                                                      April 30, 2014 Contracts Contracts
-                                                     -------------- --------- ---------
DFA Two-Year Global Fixed Income Portfolio...........    $  1,828    $  1,828       --
DFA Selectively Hedged Global Fixed Income Portfolio.       2,470       2,470       --
DFA Five-Year Global Fixed Income Portfolio..........       1,617       1,617       --
DFA World ex U.S. Government Fixed Income Portfolio..          19          19       --
DFA Short-Term Extended Quality Portfolio............          14          14       --
DFA Short-Duration Real Return Portfolio.............         869           1    $ 868

                                                         Liability Derivatives Value
                                                      ---------------------------------
                                                       Total Value    Foreign
                                                            at       Exchange    Swap
                                                      April 30, 2014 Contracts Contracts
-                                                     -------------- --------- ---------
DFA Two-Year Global Fixed Income Portfolio...........    $(23,569)   $(23,569)      --
DFA Selectively Hedged Global Fixed Income Portfolio.        (532)       (532)      --
DFA Five-Year Global Fixed Income Portfolio..........     (18,579)    (18,579)      --
DFA World ex U.S. Government Fixed Income Portfolio..      (1,497)     (1,497)      --
DFA Short-Term Extended Quality Portfolio............      (1,013)     (1,013)      --
DFA Intermediate-Term Extended Quality Portfolio.....        (112)       (112)      --
DFA Short-Duration Real Return Portfolio.............        (262)        (77)   $(185)

   The following is a summary of the location on the Portfolios' Statements of Operations of realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings through the six months ended
April 30, 2014:

Derivative Type             Location of Gain (Loss) on Derivatives Recognized in Income
---------------             -----------------------------------------------------------
Foreign exchange contracts  Net Realized Gain (Loss) on: Foreign Currency Transactions
                            Change in Unrealized Appreciation (Depreciation) of:
                              Translation of Foreign Currency Denominated Amounts

Other contracts             Change in Unrealized Appreciation (Depreciation) of:
                              Swap Contracts

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolios' derivative instrument holdings categorized by primary risk exposure through the six months ended April 30, 2014 (amounts in thousands):

                                                         Realized Gain (Loss) on
                                                      Derivatives Recognized in Income
                                                      --------------------------------
                                                                  Foreign
                                                                 Exchange     Swap
                                                        Total    Contracts  Contracts
                                                      --------   ---------  ---------
DFA Two-Year Global Fixed Income Portfolio........... $(25,175)  $(25,175)     --
DFA Selectively Hedged Global Fixed Income Portfolio.   (3,005)    (3,005)     --
DFA Five-Year Global Fixed Income Portfolio..........  (63,252)   (63,252)     --
DFA World ex U.S. Government Fixed Income Portfolio..   (4,372)    (4,372)     --
DFA Short-Term Extended Quality Portfolio............   (4,456)    (4,456)     --
DFA Intermediate-Term Extended Quality Portfolio.....     (501)      (501)     --
DFA Short-Duration Real Return Portfolio.............     (128)      (128)     --


                                                          Change in Unrealized
                                                      Appreciation (Depreciation) on
                                                      Derivatives Recognized in Income
                                                      --------------------------------
                                                                  Foreign
                                                                 Exchange     Swap
                                                        Total    Contracts  Contracts
                                                      --------   ---------  ---------
DFA Two-Year Global Fixed Income Portfolio........... $(11,149)  $(11,149)      --
DFA Selectively Hedged Global Fixed Income Portfolio.    2,639      2,639       --
DFA Five-Year Global Fixed Income Portfolio..........   (9,111)    (9,111)      --
DFA World ex U.S. Government Fixed Income Portfolio..      671        671       --
DFA Short-Term Extended Quality Portfolio............   (2,249)    (2,249)      --
DFA Intermediate-Term Extended Quality Portfolio.....      (99)       (99)      --
DFA Short-Duration Real Return Portfolio.............      607        (76)    $683

Offsetting of Derivative Assets and Derivative Liabilities

   The following tables present the Portfolio's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolios as of April 30, 2014 (Amounts in thousands):

                                                                 Gross Amounts Not
                                                              Offset in the Statements
                                                             of Assets and Liabilities
                                                             -------------------------


                                               Net Amounts
                                                of Assets
                                               Presented in
                                Gross Amounts the Statements                    Cash                    Gross Amounts
                                of Recognized of Assets and     Financial    Collateral    Net          of Recognized
Description                       Assets(a)    Liabilities   Instruments (b)  Received  Amount (c) --  Liabilities (a)
---------------------------------------------------------------------------------------------------    ----------------
                                                              Assets
                                -------------------------------------------------------------------    ---------------

DFA Two-Year Global Fixed
 Income Portfolio
 Forward Currency Contracts....    $1,828         $1,828         $(1,828)      $  --      $   --   $       $23,569

DFA Selectively Hedged Global
 Fixed Income Portfolio
 Forward Currency Contracts....     2,470          2,470             (10)         --       2,460               532

DFA Five-Year Global Fixed
 Income Portfolio
 Forward Currency Contracts....     1,617          1,617          (1,617)         --          --            18,579

DFA World ex U.S. Government
 Fixed Income Portfolio
 Forward Currency Contracts....        19             19             (19)         --          --             1,497

DFA Short-Term Extended
 Quality Portfolio
 Forward Currency Contracts....        14             14             (14)         --          --             1,013

DFA Intermediate-Term
 Extended Quality Portfolio
 Forward Currency Contracts....        --             --              --          --          --               112

DFA Short-Duration Real Return
 Portfolio
 Forward Currency Contracts....         1              1              (1)         --          --                77
 Swaps Contracts...............       868            868            (185)       (480)        203               185

                                                   Gross Amounts Not
                                                Offset in the Statements
                                               of Assets and Liabilities
                                               --------------------------
                                 Net Amounts
                                of Liabilities
                                 Presented in
                                     the
                                  Statements
                                  of Assets                       Cash
                                     and          Financial    Collateral    Net
Description                      Liabilities   Instruments (d)  Pledged   Amount (e)
------------------------------------------------------------------------------------
                                             Liabilities
                                -----------------------------------------------------

DFA Two-Year Global Fixed
 Income Portfolio
 Forward Currency Contracts....    $23,569         $(1,828)       $--      $21,741

DFA Selectively Hedged Global
 Fixed Income Portfolio
 Forward Currency Contracts....        532             (10)        --          522

DFA Five-Year Global Fixed
 Income Portfolio
 Forward Currency Contracts....     18,579          (1,617)        --       16,962

DFA World ex U.S. Government
 Fixed Income Portfolio
 Forward Currency Contracts....      1,497             (19)        --        1,478

DFA Short-Term Extended
 Quality Portfolio
 Forward Currency Contracts....      1,013             (14)        --          999

DFA Intermediate-Term
 Extended Quality Portfolio
 Forward Currency Contracts....        112              --         --          112

DFA Short-Duration Real Return
 Portfolio
 Forward Currency Contracts....         77              (1)        --           76
 Swaps Contracts...............        185            (185)        --           --

(a)No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities

(b)Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(c)Represents the net amount due from counterparties in the event of default.

(d)Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(e)Represents the net amount due to counterparties in the event of default.

   Note 1 contains information regarding securities lending amounts that are subject to netting arrangements.

H. Line of Credit:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit was scheduled to expire on March 3, 2014, however, effective March 3, 2014, the term was extended until March 2, 2015.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 10, 2014 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 9, 2015.

   For the six months ended April 30, 2014, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                  Weighted      Weighted    Number of   Interest Maximum Amount
                                   Average    Average Loan     Days     Expense  Borrowed During
                                Interest Rate   Balance    Outstanding* Incurred   The Period
                                ------------- ------------ ------------ -------- ---------------
DFA Investment Grade Portfolio.     0.83%        $2,821         9          $1        $3,513

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2014, that the Portfolio's available line of credit was utilized.

   There were no outstanding borrowings by the Portfolios under the lines of credit as of April 30, 2014.

I. Securities Lending:

   As of April 30, 2014, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

   Subject to their stated investment policies, the Portfolios with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Such Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Portfolio with securities on loan will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. In-Kind Redemptions:

   In accordance with guidelines described in the Portfolios' prospectus, the Portfolios may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, a Portfolio recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceed the cost of those securities and a loss on in-kind redemptions to the extent the cost of the distributed securities on the date of redemption exceeds the value of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

   During the six months ended April 30, 2014, DFA Short-Term Extended Quality Portfolio realized net gains of in-kind redemptions in the amount of $2,482 (amount in thousands).

L. Other:

   At April 30, 2014, the following number of shareholders held the following approximate percentages of the stated fund outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                         Approximate
                                                                          Percentage
                                                            Number of   of Outstanding
                                                           Shareholders     Shares
                                                           ------------ --------------
DFA One-Year Fixed Income Portfolio.......................      5             66%
DFA Two-Year Global Fixed Income Portfolio................      4             86%
DFA Selectively Hedged Global Fixed Income Portfolio......      5             93%
DFA Short-Term Government Portfolio.......................      4             78%
DFA Five-Year Global Fixed Income Portfolio...............      3             77%
DFA World ex U.S. Government Fixed Income Portfolio.......      4             88%
DFA Intermediate Government Fixed Income Portfolio........      5             91%
DFA Short-Term Extended Quality Portfolio.................      5             85%
DFA Intermediate-Term Extended Quality Portfolio..........      5             89%
DFA Investment Grade Portfolio............................      4             93%
DFA Inflation-Protected Securities Portfolio..............      3             64%
DFA Short-Duration Real Return Portfolio..................      3             84%
DFA Short-Term Municipal Bond Portfolio...................      5             94%
DFA Intermediate-Term Municipal Bond Portfolio............      4             97%
DFA California Short-Term Municipal Bond Portfolio........      3             94%
DFA California Intermediate-Term Municipal Bond Portfolio.      3             97%

   Further, on December 13, 2013, the Board of the Fund voted to approve the combination of the Investment Advisory Agreement and the Administration Agreement (together, the "Previous Agreements") into a bundled Investment Management Agreement for the DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio. The Investment Management Agreements became effective on February 28, 2014. The nature and level of services to each Portfolio under the Investment Management Agreements are the same as under the Previous Agreements. As of February 28, 2014, the Portfolios pay the Advisor an investment management fee that is equal to the sum of the previous investment advisory and administration fees that were paid by each Portfolio to the Advisor under the Previous Agreements.

M. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Portfolios and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning
July 1st and ending June 30th.

               BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

   At the Board meeting held on December 13, 2013 (the "Meeting"), the Board of Directors of DFA Investment Dimensions Group Inc. (the "Board") considered the continuation of the investment advisory agreements for each portfolio (collectively, the "Funds") and, if applicable, a Fund's sub-advisory agreements. For certain Funds, Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as sub-advisors. (The investment advisory agreements and the sub-advisory agreements are referred to as the "Advisory Agreements," and the Advisor and sub-advisors are referred to as the "Advisor.")

   Prior to the Meeting, independent counsel to the Independent Board Members sent to the Advisor a request for information, which identified the information that the Independent Board Members wished to receive in order to consider the continuation of the Advisory Agreements. The Independent Board Members met with their independent counsel in advance of the Meeting to discuss the materials provided by the Advisor, the independent reports prepared by Morningstar Associates, LLC (the "Morningstar Reports"), and issues related to the continuation of the Advisory Agreements. Also in advance of the Meeting, management provided additional materials to address and respond to questions that the Independent Board Members posed after their review and analysis of materials provided by the Advisor and the Morningstar Reports.

   At the Meeting, the Board considered a number of factors when considering the continuation of each Advisory Agreement for a Fund, including: (i) the nature, extent and quality of services provided by the Advisor to each Fund;
(ii) the performance of each Fund and the Advisor; (iii) the fees and expenses borne by each Fund; (iv) the profitability realized by the Advisor from the relationship with each Fund; and (v) whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of the advisory fee charged.

   When considering the nature and quality of the services provided by the Advisor to a Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals currently providing management services to the Fund; and (c) the Advisor's investment advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment management services provided by the Advisor. After analyzing the caliber of services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

   In considering the performance of each Fund, the Board analyzed the Morningstar Reports, which compared the performance of each Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of each Fund and its benchmark index, along with the Advisor's explanation of the performance. The Board concluded that the Advisor's explanations provided a sound basis for understanding the comparative performance of the Funds. The Board determined based on the Fund's investment strategies and the expectations of its shareholder base, among other things, that the performance of each Fund was reasonable as compared with relevant performance standards.

   When considering the fees and expenses borne by each Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services as provided in the Morningstar Reports. The Board concluded that the advisory fees and total expenses of each Fund over various periods were favorable in relation to those of its peer funds, and that the advisory fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

   The Board considered the profitability of each Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing services to each Fund. The Board considered the profitability to the Advisor of managing and servicing the Funds and the Advisor's unregistered clients, such as collective trusts, group trusts and separate accounts. Upon closely examining the Advisor's profitability, the Board concluded, among other things, that it was reasonable.

   The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

[LOGO]   DFA043014-024S

[LOGO]


SEMI-ANNUAL REPORT
six months ended: April 30, 2014 (Unaudited)

DFA Investment Dimensions Group Inc.
U.S. Social Core Equity 2 Portfolio
U.S. Sustainability Core 1 Portfolio
International Sustainability Core 1 Portfolio
DFA International Value ex Tobacco Portfolio
International Social Core Equity Portfolio
Emerging Markets Social Core Equity Portfolio

[LOGO]

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

May 2014

Dear Fellow Shareholder,

Since our founding 33 years ago, Dimensional has grown into a global asset management firm. We believe well-functioning markets that bring together investors who supply capital with companies that put capital to work are what make our business and investment approach successful.

At Dimensional, we combine insights gained from academia and a belief in the power of markets with decades of practical experience implementing in competitive markets. By applying this approach, we have built up a long and compelling track record across global equity and fixed income markets.

Sincerely,

/s/ David G. Booth

David G. Booth
Chairman and Co-Chief Executive Officer

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              SEMI-ANNUAL REPORT
                                  (Unaudited)

                               Table of Contents

                                                               Page
                                                               ----
             Letter to Shareholders
             Definitions of Abbreviations and Footnotes.......   1
             Disclosure of Fund Expenses......................   2
             Disclosure of Portfolio Holdings.................   4
             Summary Schedules of Portfolio Holdings
                U.S. Social Core Equity 2 Portfolio...........   6
                U.S. Sustainability Core 1 Portfolio..........   9
                International Sustainability Core 1 Portfolio.  12
                DFA International Value ex Tobacco Portfolio..  16
                International Social Core Equity Portfolio....  20
                Emerging Markets Social Core Equity Portfolio.  24
             Statements of Assets and Liabilities.............  29
             Statements of Operations.........................  31
             Statements of Changes in Net Assets..............  33
             Financial Highlights.............................  35
             Notes to Financial Statements....................  38
             Voting Proxies on Fund Portfolio Securities......  48
             Board Approval of Investment Advisory Agreements.  49

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Summary Schedules of Portfolio Holdings
---------------------------------------

Investment Abbreviations
ADR     American Depositary Receipt
GDR     Global Depositary Receipt
P.L.C.  Public Limited Company

Investment Footnotes
+       See Note B to Financial Statements.
++      Securities have generally been fair valued. See Note B to Financial Statements.
**      Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or
        Partial Securities on Loan and/or Non-Income Producing Securities.
*       Non-Income Producing Securities.
#       Total or Partial Securities on Loan.
@       Security purchased with cash proceeds from Securities on Loan.
(S)     Affiliated Fund.

Financial Highlights
--------------------
(A)     Computed using average shares outstanding.
(B)     Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(C)     Non-Annualized
(D)     Annualized

All Statements, Schedules and Notes to Financial Statements
-----------------------------------------------------------
--      Amounts designated as -- are either zero or rounded to zero.
SEC     Securities and Exchange Commission
(a)     Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                               Six Months Ended April 30, 2014
 EXPENSE TABLES
                                       Beginning  Ending              Expenses
                                        Account  Account   Annualized   Paid
                                         Value    Value     Expense    During
                                       11/01/13  04/30/14    Ratio*   Period*
                                       --------- --------- ---------- --------
 U.S. Social Core Equity 2 Portfolio
 -----------------------------------
 Actual Fund Return................... $1,000.00 $1,073.80    0.29%    $1.49
 Hypothetical 5% Annual Return........ $1,000.00 $1,023.36    0.29%    $1.45

 U.S. Sustainability Core 1 Portfolio
 ------------------------------------
 Actual Fund Return................... $1,000.00 $1,076.50    0.32%    $1.65
 Hypothetical 5% Annual Return........ $1,000.00 $1,023.21    0.32%    $1.61

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                               Beginning  Ending              Expenses
                                                Account  Account   Annualized   Paid
                                                 Value    Value     Expense    During
                                               11/01/13  04/30/14    Ratio*   Period*
                                               --------- --------- ---------- --------
International Sustainability Core 1 Portfolio
---------------------------------------------
Actual Fund Return............................ $1,000.00 $1,053.10    0.48%    $2.44
Hypothetical 5% Annual Return................. $1,000.00 $1,022.41    0.48%    $2.41

DFA International Value ex Tobacco Portfolio
--------------------------------------------
Actual Fund Return............................ $1,000.00 $1,055.40    0.56%    $2.85
Hypothetical 5% Annual Return................. $1,000.00 $1,022.02    0.56%    $2.81

International Social Core Equity Portfolio
------------------------------------------
Actual Fund Return............................ $1,000.00 $1,057.40    0.60%    $3.06
Hypothetical 5% Annual Return................. $1,000.00 $1,021.82    0.60%    $3.01

Emerging Markets Social Core Equity Portfolio
---------------------------------------------
Actual Fund Return............................ $1,000.00 $  981.30    0.63%    $3.09
Hypothetical 5% Annual Return................. $1,000.00 $1,021.67    0.63%    $3.16

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on March 31, 2014. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

                      U.S. Social Core Equity 2 Portfolio
              Consumer Discretionary.......................  13.5%
              Consumer Staples.............................   5.5%
              Energy.......................................  14.2%
              Financials...................................  21.5%
              Health Care..................................   2.7%
              Industrials..................................  13.6%
              Information Technology.......................  18.3%
              Materials....................................   5.7%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   2.8%
              Utilities....................................   2.2%
                                                            -----
                                                            100.0%

                     U.S. Sustainability Core 1 Portfolio
              Consumer Discretionary.......................  14.3%
              Consumer Staples.............................   7.3%
              Energy.......................................  10.6%
              Financials...................................  14.7%
              Health Care..................................  12.2%
              Industrials..................................  12.9%
              Information Technology.......................  17.6%
              Materials....................................   4.9%
              Other........................................    --
              Telecommunication Services...................   2.3%
              Utilities....................................   3.2%
                                                            -----
                                                            100.0%

                 International Sustainability Core 1 Portfolio
              Consumer Discretionary.......................  13.4%
              Consumer Staples.............................   8.1%
              Energy.......................................   9.2%
              Financials...................................  23.6%
              Health Care..................................   7.0%
              Industrials..................................  15.2%
              Information Technology.......................   5.2%
              Materials....................................  10.4%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   4.1%
              Utilities....................................   3.8%
                                                            -----
                                                            100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS
CONTINUED


                 DFA International Value ex Tobacco Portfolio
              Consumer Discretionary.......................   9.6%
              Consumer Staples.............................   4.2%
              Energy.......................................  15.4%
              Financials...................................  34.6%
              Health Care..................................   3.4%
              Industrials..................................   9.3%
              Information Technology.......................   3.4%
              Materials....................................  11.3%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   4.8%
              Utilities....................................   4.0%
                                                            -----
                                                            100.0%

                  International Social Core Equity Portfolio
              Consumer Discretionary.......................  11.7%
              Consumer Staples.............................   5.2%
              Energy.......................................  10.7%
              Financials...................................  28.6%
              Health Care..................................   2.9%
              Industrials..................................  16.3%
              Information Technology.......................   5.5%
              Materials....................................  12.0%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   3.5%
              Utilities....................................   3.6%
                                                            -----
                                                            100.0%

                 Emerging Markets Social Core Equity Portfolio
              Consumer Discretionary.......................  10.1%
              Consumer Staples.............................   7.1%
              Energy.......................................   8.1%
              Financials...................................  26.6%
              Health Care..................................   0.4%
              Industrials..................................  10.3%
              Information Technology.......................  16.1%
              Materials....................................  12.4%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   4.6%
              Utilities....................................   4.3%
                                                            -----
                                                            100.0%

                      U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                    Percentage
                                              Shares    Value+    of Net Assets**
                                              ------    ------    ---------------
COMMON STOCKS -- (89.4%)
Consumer Discretionary -- (12.1%)
    Comcast Corp. Class A....................  55,612 $ 2,878,477            0.6%
    General Motors Co........................  32,061   1,105,463            0.3%
    Johnson Controls, Inc....................  21,706     979,809            0.2%
    Time Warner Cable, Inc...................   7,128   1,008,327            0.2%
    Time Warner, Inc.........................  24,494   1,627,871            0.4%
    Walt Disney Co. (The)....................  23,347   1,852,351            0.4%
    Other Securities.........................          52,351,796           11.4%
                                                      -----------           -----
Total Consumer Discretionary.................          61,804,094           13.5%
                                                      -----------           -----
Consumer Staples -- (4.9%)
    Coca-Cola Co. (The)......................  40,564   1,654,606            0.4%
    CVS Caremark Corp........................  31,331   2,278,390            0.5%
    Mondelez International, Inc. Class A.....  46,216   1,647,600            0.4%
    PepsiCo, Inc.............................  18,070   1,552,032            0.3%
    Procter & Gamble Co. (The)...............  38,323   3,163,564            0.7%
    Other Securities.........................          14,943,707            3.2%
                                                      -----------           -----
Total Consumer Staples.......................          25,239,899            5.5%
                                                      -----------           -----
Energy -- (12.6%)
    Anadarko Petroleum Corp..................  14,242   1,410,243            0.3%
    Chevron Corp.............................  52,178   6,549,383            1.4%
    ConocoPhillips...........................  36,204   2,690,319            0.6%
    EOG Resources, Inc.......................  16,592   1,626,016            0.4%
    Exxon Mobil Corp......................... 147,900  15,146,439            3.3%
    Marathon Petroleum Corp..................  11,016   1,023,937            0.2%
    Occidental Petroleum Corp................  24,164   2,313,703            0.5%
    Phillips 66..............................  15,782   1,313,378            0.3%
    Other Securities.........................          32,627,277            7.1%
                                                      -----------           -----
Total Energy.................................          64,700,695           14.1%
                                                      -----------           -----
Financials -- (19.2%)
    American International Group, Inc........  38,892   2,066,332            0.5%
    Bank of America Corp..................... 234,131   3,544,743            0.8%
*   Berkshire Hathaway, Inc. Class B.........  13,145   1,693,733            0.4%
    BlackRock, Inc...........................   3,388   1,019,788            0.2%
    Capital One Financial Corp...............  16,041   1,185,430            0.3%
    Citigroup, Inc...........................  79,782   3,822,356            0.8%
    Goldman Sachs Group, Inc. (The)..........  11,096   1,773,363            0.4%
    JPMorgan Chase & Co...................... 106,167   5,943,229            1.3%
    MetLife, Inc.............................  25,275   1,323,146            0.3%
    Morgan Stanley...........................  33,219   1,027,464            0.2%
    PNC Financial Services Group, Inc. (The).  11,956   1,004,782            0.2%
    U.S. Bancorp.............................  50,752   2,069,667            0.5%
    Wells Fargo & Co......................... 129,181   6,412,545            1.4%
    Other Securities.........................          65,256,032           14.1%
                                                      -----------           -----
Total Financials.............................          98,142,610           21.4%
                                                      -----------           -----
Health Care -- (2.4%)
    Other Securities.........................          12,188,514            2.7%
                                                      -----------           -----
Industrials -- (12.2%)
    3M Co....................................   7,605   1,057,779            0.2%
    FedEx Corp...............................   9,578   1,305,002            0.3%
    Union Pacific Corp.......................  14,927   2,842,549            0.6%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                   Percentage
                                                           Shares      Value+    of Net Assets**
                                                           ------      ------    ---------------
Industrials -- (Continued)
      United Technologies Corp...........................    11,308 $  1,338,076            0.3%
      Other Securities...................................             55,656,524           12.1%
                                                                    ------------          ------
Total Industrials........................................             62,199,930           13.5%
                                                                    ------------          ------
Information Technology -- (16.4%)
      Apple, Inc.........................................    16,277    9,604,895            2.1%
      Cisco Systems, Inc.................................   113,327    2,618,987            0.6%
      EMC Corp...........................................    49,450    1,275,810            0.3%
*     Google, Inc. Class A...............................     2,313    1,237,177            0.3%
*     Google, Inc. Class C...............................     2,313    1,218,165            0.3%
      Hewlett-Packard Co.................................    84,129    2,781,305            0.6%
      Intel Corp.........................................   174,364    4,653,775            1.0%
      International Business Machines Corp...............     8,942    1,756,835            0.4%
*     Micron Technology, Inc.............................    46,607    1,217,375            0.3%
      Microsoft Corp.....................................    85,668    3,460,987            0.8%
      Oracle Corp........................................    36,124    1,476,749            0.3%
      QUALCOMM, Inc......................................    20,304    1,598,128            0.4%
      Other Securities...................................             50,794,722           10.8%
                                                                    ------------          ------
Total Information Technology.............................             83,694,910           18.2%
                                                                    ------------          ------
Materials -- (5.1%)
      Other Securities...................................             26,044,811            5.7%
                                                                    ------------          ------
Other -- (0.0%)
      Other Securities...................................                     --            0.0%
                                                                    ------------          ------
Real Estate Investment Trusts -- (0.0%)
      Other Securities...................................                 32,798            0.0%
                                                                    ------------          ------
Telecommunication Services -- (2.5%)
      AT&T, Inc..........................................   146,555    5,232,014            1.1%
      Verizon Communications, Inc........................    94,161    4,400,144            1.0%
      Other Securities...................................              3,318,174            0.7%
                                                                    ------------          ------
Total Telecommunication Services.........................             12,950,332            2.8%
                                                                    ------------          ------
Utilities -- (2.0%)
      Other Securities...................................             10,178,980            2.2%
                                                                    ------------          ------
TOTAL COMMON STOCKS......................................            457,177,573           99.6%
                                                                    ------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities...................................                  3,024            0.0%
                                                                    ------------          ------

TEMPORARY CASH INVESTMENTS -- (0.6%)
      State Street Institutional Liquid Reserves, 0.074%. 2,951,033    2,951,033            0.6%
                                                                    ------------          ------

                                                           Shares/
                                                            Face
                                                           Amount
                                                           -------       -              -
                                                            (000)
SECURITIES LENDING COLLATERAL -- (10.0%)
(S)@  DFA Short Term Investment Fund..................... 4,428,936   51,242,785           11.2%
                                                                    ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $373,100,748)..................................             $511,374,415          111.4%
                                                                    ============          ======

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                                  ---------------------------------------------
                                    Level 1      Level 2   Level 3    Total
                                  ------------ ----------- ------- ------------
 Common Stocks
   Consumer Discretionary........ $ 61,804,094          --   --    $ 61,804,094
   Consumer Staples..............   25,239,899          --   --      25,239,899
   Energy........................   64,700,695          --   --      64,700,695
   Financials....................   98,142,610          --   --      98,142,610
   Health Care...................   12,188,514          --   --      12,188,514
   Industrials...................   62,199,930          --   --      62,199,930
   Information Technology........   83,694,910          --   --      83,694,910
   Materials.....................   26,044,811          --   --      26,044,811
   Other.........................           --          --   --              --
   Real Estate Investment Trusts.       32,798          --   --          32,798
   Telecommunication Services....   12,950,332          --   --      12,950,332
   Utilities.....................   10,178,980          --   --      10,178,980
 Rights/Warrants.................           -- $     3,024   --           3,024
 Temporary Cash Investments......    2,951,033          --   --       2,951,033
 Securities Lending Collateral...           --  51,242,785   --      51,242,785
                                  ------------ -----------   --    ------------
 TOTAL........................... $460,128,606 $51,245,809   --    $511,374,415
                                  ============ ===========   ==    ============

                See accompanying Notes to Financial Statements.

                     U.S. SUSTAINABILITY CORE 1 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                  Percentage
                                            Shares    Value+    of Net Assets**
                                            ------    ------    ---------------
COMMON STOCKS -- (90.3%)
Consumer Discretionary -- (12.9%)
*   Amazon.com, Inc........................   4,437 $ 1,349,425            0.4%
    Comcast Corp. Class A..................  31,728   1,642,241            0.5%
    Home Depot, Inc. (The).................  20,444   1,625,502            0.5%
    NIKE, Inc. Class B.....................  13,390     976,800            0.3%
    Time Warner, Inc.......................  22,360   1,486,046            0.4%
    Twenty-First Century Fox, Inc. Class A.  30,924     990,186            0.3%
    Walt Disney Co. (The)..................  23,614   1,873,535            0.6%
    Other Securities.......................          39,351,393           11.2%
                                                    -----------           -----
Total Consumer Discretionary...............          49,295,128           14.2%
                                                    -----------           -----
Consumer Staples -- (6.6%)
    Altria Group, Inc......................  38,530   1,545,438            0.5%
    Coca-Cola Co. (The)....................  30,130   1,229,003            0.4%
    Colgate-Palmolive Co...................  19,889   1,338,530            0.4%
    CVS Caremark Corp......................  27,329   1,987,365            0.6%
    PepsiCo, Inc...........................  17,835   1,531,848            0.4%
    Philip Morris International, Inc.......  11,407     974,500            0.3%
    Procter & Gamble Co. (The).............  27,571   2,275,986            0.7%
    Other Securities.......................          14,369,654            4.0%
                                                    -----------           -----
Total Consumer Staples.....................          25,252,324            7.3%
                                                    -----------           -----
Energy -- (9.6%)
    Chevron Corp...........................  20,001   2,510,525            0.7%
    ConocoPhillips.........................  17,793   1,322,198            0.4%
    Exxon Mobil Corp.......................  37,767   3,867,718            1.1%
    Occidental Petroleum Corp..............  12,671   1,213,248            0.4%
    Schlumberger, Ltd......................  22,609   2,295,944            0.7%
    Other Securities.......................          25,518,211            7.3%
                                                    -----------           -----
Total Energy...............................          36,727,844           10.6%
                                                    -----------           -----
Financials -- (13.2%)
    Bank of America Corp................... 187,476   2,838,387            0.8%
    Citigroup, Inc.........................  47,513   2,276,348            0.7%
    Goldman Sachs Group, Inc. (The)........   6,831   1,091,730            0.3%
    JPMorgan Chase & Co....................  62,359   3,490,857            1.0%
    MetLife, Inc...........................  18,692     978,526            0.3%
    Morgan Stanley.........................  31,284     967,614            0.3%
    Wells Fargo & Co.......................  56,921   2,825,558            0.8%
    Other Securities.......................          36,116,153           10.4%
                                                    -----------           -----
Total Financials...........................          50,585,173           14.6%
                                                    -----------           -----
Health Care -- (11.0%)
    AbbVie, Inc............................  21,341   1,111,439            0.3%
*   Biogen Idec, Inc.......................   3,626   1,041,097            0.3%
*   Celgene Corp...........................   8,092   1,189,605            0.4%
*   Gilead Sciences, Inc...................  29,928   2,349,049            0.7%
    Johnson & Johnson......................  39,753   4,026,581            1.2%
    Merck & Co., Inc.......................  34,538   2,022,545            0.6%
    Pfizer, Inc............................  38,289   1,197,680            0.4%
    UnitedHealth Group, Inc................  21,670   1,626,117            0.5%

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                                   Percentage
                                                           Shares      Value+    of Net Assets**
                                                           ------      ------    ---------------
Health Care -- (Continued)
      Other Securities...................................           $ 27,347,351            7.7%
                                                                    ------------          ------
Total Health Care........................................             41,911,464           12.1%
                                                                    ------------          ------
Industrials -- (11.7%)
      Boeing Co. (The)...................................    10,768    1,389,287            0.4%
      General Electric Co................................   102,682    2,761,119            0.8%
      United Technologies Corp...........................    13,324    1,576,629            0.5%
      Other Securities...................................             38,853,864           11.2%
                                                                    ------------          ------
Total Industrials........................................             44,580,899           12.9%
                                                                    ------------          ------
Information Technology -- (15.9%)
      Apple, Inc.........................................     9,440    5,570,450            1.6%
      Cisco Systems, Inc.................................   101,037    2,334,965            0.7%
*     Facebook, Inc. Class A.............................    18,100    1,082,018            0.3%
*     Google, Inc. Class A...............................     2,813    1,504,617            0.4%
*     Google, Inc. Class C...............................     2,813    1,481,495            0.4%
      Hewlett-Packard Co.................................    57,086    1,887,263            0.6%
      Intel Corp.........................................    86,163    2,299,690            0.7%
      International Business Machines Corp...............     7,783    1,529,126            0.5%
      Microsoft Corp.....................................   121,557    4,910,903            1.4%
      Oracle Corp........................................    57,542    2,352,317            0.7%
      QUALCOMM, Inc......................................    21,286    1,675,421            0.5%
      Other Securities...................................             34,003,669            9.7%
                                                                    ------------          ------
Total Information Technology.............................             60,631,934           17.5%
                                                                    ------------          ------
Materials -- (4.4%)
      Other Securities...................................             16,794,268            4.9%
                                                                    ------------          ------
Telecommunication Services -- (2.1%)
      AT&T, Inc..........................................    82,356    2,940,109            0.9%
      Verizon Communications, Inc........................    63,408    2,963,056            0.9%
      Other Securities...................................              2,196,359            0.5%
                                                                    ------------          ------
Total Telecommunication Services.........................              8,099,524            2.3%
                                                                    ------------          ------
Utilities -- (2.9%)
      Other Securities...................................             10,947,486            3.2%
                                                                    ------------          ------
TOTAL COMMON STOCKS......................................            344,826,044           99.6%
                                                                    ------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities...................................                  5,417            0.0%
                                                                    ------------          ------

TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional Liquid Reserves, 0.074%. 1,168,019    1,168,019            0.3%
                                                                    ------------          ------

                                                           Shares/
                                                            Face
                                                           Amount
                                                           -------       -              -
                                                            (000)
SECURITIES LENDING COLLATERAL -- (9.4%)
(S)@  DFA Short Term Investment Fund..................... 3,085,508   35,699,322           10.3%
                                                                    ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $262,194,648)..................................             $381,698,802          110.2%
                                                                    ============          ======

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                 ---------------------------------------------
                                   Level 1      Level 2   Level 3    Total
                                 ------------ ----------- ------- ------------
  Common Stocks
    Consumer Discretionary...... $ 49,295,128          --   --    $ 49,295,128
    Consumer Staples............   25,252,324          --   --      25,252,324
    Energy......................   36,727,844          --   --      36,727,844
    Financials..................   50,585,107 $        66   --      50,585,173
    Health Care.................   41,911,230         234   --      41,911,464
    Industrials.................   44,580,899          --   --      44,580,899
    Information Technology......   60,631,934          --   --      60,631,934
    Materials...................   16,794,268          --   --      16,794,268
    Telecommunication Services..    8,099,524          --   --       8,099,524
    Utilities...................   10,947,486          --   --      10,947,486
  Rights/Warrants...............           --       5,417   --           5,417
  Temporary Cash Investments....    1,168,019          --   --       1,168,019
  Securities Lending Collateral.           --  35,699,322   --      35,699,322
                                 ------------ -----------   --    ------------
  TOTAL......................... $345,993,763 $35,705,039   --    $381,698,802
                                 ============ ===========   ==    ============

                See accompanying Notes to Financial Statements.

                 INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)


                                                                      Percentage
                                                 Shares   Value++   of Net Assets**
                                                 ------   -------   ---------------
COMMON STOCKS -- (89.8%)
AUSTRALIA -- (5.7%)
    Australia & New Zealand Banking Group, Ltd.. 36,012 $ 1,158,066            0.4%
    Commonwealth Bank of Australia.............. 27,531   2,025,205            0.7%
    National Australia Bank, Ltd................ 30,542   1,005,668            0.4%
    Wesfarmers, Ltd............................. 17,468     695,211            0.2%
    Other Securities............................         13,525,487            4.5%
                                                        -----------            ----
TOTAL AUSTRALIA.................................         18,409,637            6.2%
                                                        -----------            ----

AUSTRIA -- (0.5%)
    Other Securities............................          1,475,193            0.5%
                                                        -----------            ----

BELGIUM -- (1.3%)
    Anheuser-Busch InBev NV.....................  8,942     974,641            0.3%
    Other Securities............................          3,260,685            1.1%
                                                        -----------            ----
TOTAL BELGIUM...................................          4,235,326            1.4%
                                                        -----------            ----

CANADA -- (8.0%)
#   Royal Bank of Canada........................ 12,404     827,839            0.3%
    Suncor Energy, Inc.......................... 18,330     707,078            0.3%
#   Toronto-Dominion Bank (The)................. 18,040     867,888            0.3%
    Other Securities............................         23,487,211            7.8%
                                                        -----------            ----
TOTAL CANADA....................................         25,890,016            8.7%
                                                        -----------            ----

CHINA -- (0.0%)
    Other Securities............................              1,448            0.0%
                                                        -----------            ----

DENMARK -- (1.4%)
    Other Securities............................          4,608,341            1.6%
                                                        -----------            ----

FINLAND -- (1.5%)
    Other Securities............................          4,759,307            1.6%
                                                        -----------            ----

FRANCE -- (8.2%)
    BNP Paribas SA.............................. 19,968   1,500,484            0.5%
    Cie Generale des Etablissements Michelin....  5,749     705,004            0.2%
#   GDF Suez.................................... 35,311     889,958            0.3%
    Renault SA.................................. 11,532   1,127,482            0.4%
    Schneider Electric SA.......................  7,790     731,255            0.3%
    Societe Generale SA......................... 12,658     788,305            0.3%
    Total SA.................................... 24,688   1,766,282            0.6%
    Other Securities............................         19,097,212            6.4%
                                                        -----------            ----
TOTAL FRANCE....................................         26,605,982            9.0%
                                                        -----------            ----

GERMANY -- (6.1%)
#   BASF SE..................................... 13,909   1,613,523            0.6%
    Daimler AG.................................. 12,254   1,140,837            0.4%
    Other Securities............................         17,125,903            5.7%
                                                        -----------            ----
TOTAL GERMANY...................................         19,880,263            6.7%
                                                        -----------            ----

GREECE -- (0.0%)
    Other Securities............................                  3            0.0%
                                                        -----------            ----

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                  Percentage
                                            Shares    Value++   of Net Assets**
                                            ------    -------   ---------------
 HONG KONG -- (1.9%)
     AIA Group, Ltd........................ 148,400 $   721,757            0.3%
     Other Securities......................           5,383,668            1.8%
                                                    -----------           -----
 TOTAL HONG KONG...........................           6,105,425            2.1%
                                                    -----------           -----

 IRELAND -- (0.3%)
     Other Securities......................             941,378            0.3%
                                                    -----------           -----

 ISRAEL -- (0.4%)
     Other Securities......................           1,182,941            0.4%
                                                    -----------           -----

 ITALY -- (2.4%)
     Eni SpA...............................  28,011     725,466            0.3%
     UniCredit SpA......................... 110,261     987,899            0.4%
     Other Securities......................           6,199,510            2.0%
                                                    -----------           -----
 TOTAL ITALY...............................           7,912,875            2.7%
                                                    -----------           -----

 JAPAN -- (17.0%)
     Softbank Corp.........................  11,584     862,784            0.3%
     Sumitomo Mitsui Financial Group, Inc..  19,400     766,888            0.3%
     Toyota Motor Corp.....................  19,755   1,067,326            0.4%
     Toyota Motor Corp. Sponsored ADR......  11,495   1,246,288            0.4%
     Other Securities......................          51,369,691           17.3%
                                                    -----------           -----
 TOTAL JAPAN...............................          55,312,977           18.7%
                                                    -----------           -----

 NETHERLANDS -- (2.7%)
     Aegon NV..............................  95,341     873,935            0.3%
 #*  ING Groep NV Sponsored ADR............  56,475     807,592            0.3%
     Other Securities......................           6,934,493            2.3%
                                                    -----------           -----
 TOTAL NETHERLANDS.........................           8,616,020            2.9%
                                                    -----------           -----

 NEW ZEALAND -- (0.3%)
     Other Securities......................             846,837            0.3%
                                                    -----------           -----

 NORWAY -- (1.0%)
     Other Securities......................           3,143,110            1.1%
                                                    -----------           -----

 PORTUGAL -- (0.2%)
     Other Securities......................             793,901            0.3%
                                                    -----------           -----

 SINGAPORE -- (1.1%)
     Other Securities......................           3,710,522            1.3%
                                                    -----------           -----

 SPAIN -- (2.7%)
     Banco Santander SA.................... 100,123     995,789            0.3%
     Other Securities......................           7,644,646            2.6%
                                                    -----------           -----
 TOTAL SPAIN...............................           8,640,435            2.9%
                                                    -----------           -----

 SWEDEN -- (3.2%)
     Other Securities......................          10,478,679            3.5%
                                                    -----------           -----

 SWITZERLAND -- (6.5%)
     ABB, Ltd..............................  30,839     742,482            0.3%
     Credit Suisse Group AG Sponsored ADR..  21,939     694,808            0.3%
     Holcim, Ltd...........................   8,206     752,625            0.3%
     Nestle SA.............................  26,495   2,047,647            0.7%
     Novartis AG...........................  10,302     895,579            0.3%
     Novartis AG ADR.......................  20,867   1,814,177            0.6%

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                                          Percentage
                                                   Shares    Value++    of Net Assets**
                                                   ------    -------    ---------------
SWITZERLAND -- (Continued)
    Roche Holding AG..............................   9,498    2,786,201            1.0%
    Swiss Re AG...................................  10,458      914,459            0.3%
    Zurich Insurance Group AG.....................   3,698 $  1,060,434            0.4%
    Other Securities..............................            9,554,167            3.0%
                                                           ------------           -----
TOTAL SWITZERLAND.................................           21,262,579            7.2%
                                                           ------------           -----

UNITED KINGDOM -- (17.4%)
    AstraZeneca P.L.C. Sponsored ADR..............  14,670    1,159,663            0.4%
    Barclays P.L.C. Sponsored ADR.................  60,785    1,040,031            0.4%
    BP P.L.C. Sponsored ADR.......................  72,360    3,662,863            1.2%
    British American Tobacco P.L.C. Sponsored ADR.   9,620    1,106,492            0.4%
    GlaxoSmithKline P.L.C. Sponsored ADR..........  18,679    1,034,256            0.4%
    HSBC Holdings P.L.C. Sponsored ADR............  49,104    2,520,017            0.9%
    Imperial Tobacco Group P.L.C..................  24,241    1,047,560            0.4%
    Legal & General Group P.L.C................... 198,527      710,675            0.3%
*   Lloyds Banking Group P.L.C.................... 820,267    1,046,015            0.4%
    Reckitt Benckiser Group P.L.C.................  13,473    1,087,621            0.4%
    Royal Dutch Shell P.L.C. ADR(780259107).......  21,316    1,804,399            0.6%
    Royal Dutch Shell P.L.C. ADR(780259206).......  16,936    1,333,541            0.5%
    SSE P.L.C.....................................  30,851      795,539            0.3%
    Vodafone Group P.L.C. Sponsored ADR...........  26,423    1,003,024            0.3%
    Other Securities..............................           37,235,584           12.2%
                                                           ------------           -----
TOTAL UNITED KINGDOM..............................           56,587,280           19.1%
                                                           ------------           -----

UNITED STATES -- (0.0%)
    Other Securities..............................               20,791            0.0%
                                                           ------------           -----
TOTAL COMMON STOCKS...............................          291,421,266           98.5%
                                                           ------------           -----

PREFERRED STOCKS -- (0.1%)
GERMANY -- (0.1%)
    Other Securities..............................              235,678            0.1%
                                                           ------------           -----

UNITED KINGDOM -- (0.0%)
    Other Securities..............................                7,739            0.0%
                                                           ------------           -----
TOTAL PREFERRED STOCKS............................              243,417            0.1%
                                                           ------------           -----
RIGHTS/WARRANTS -- (0.0%)

AUSTRALIA -- (0.0%)
    Other Securities..............................                  816            0.0%
                                                           ------------           -----

AUSTRIA -- (0.0%)
    Other Securities..............................                   --            0.0%
                                                           ------------           -----

FRANCE -- (0.0%)
    Other Securities..............................               24,164            0.0%
                                                           ------------           -----

HONG KONG -- (0.0%)
    Other Securities..............................                1,310            0.0%
                                                           ------------           -----

SPAIN -- (0.0%)
    Other Securities..............................               18,028            0.0%
                                                           ------------           -----

SWEDEN -- (0.0%)
    Other Securities..............................                2,706            0.0%
                                                           ------------           -----

UNITED KINGDOM -- (0.0%)
    Other Securities..............................               19,884            0.0%
                                                           ------------           -----
TOTAL RIGHTS/WARRANTS.............................               66,908            0.0%
                                                           ------------           -----

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


                                            Shares/
                                             Face                   Percentage
                                            Amount      Value+    of Net Assets**
                                            -------     ------    ---------------
                                             (000)
  SECURITIES LENDING COLLATERAL -- (10.1%)
  (S)@    DFA Short Term Investment Fund.. 2,848,596 $ 32,958,255           11.1%
                                                     ------------          ------
  TOTAL INVESTMENTS -- (100.0%)
    (Cost $276,882,515).................             $324,689,846          109.7%
                                                     ============          ======

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                 ---------------------------------------------
                                   Level 1     Level 2    Level 3    Total
                                 ----------- ------------ ------- ------------
  Common Stocks
    Australia................... $ 1,119,429 $ 17,290,208   --    $ 18,409,637
    Austria.....................      16,819    1,458,374   --       1,475,193
    Belgium.....................     607,254    3,628,072   --       4,235,326
    Canada......................  25,889,870          146   --      25,890,016
    China.......................          --        1,448   --           1,448
    Denmark.....................     665,644    3,942,697   --       4,608,341
    Finland.....................     372,217    4,387,090   --       4,759,307
    France......................   1,597,248   25,008,734   --      26,605,982
    Germany.....................   1,389,253   18,491,010   --      19,880,263
    Greece......................          --            3   --               3
    Hong Kong...................      44,297    6,061,128   --       6,105,425
    Ireland.....................     192,155      749,223   --         941,378
    Israel......................     344,173      838,768   --       1,182,941
    Italy.......................     210,327    7,702,548   --       7,912,875
    Japan.......................   3,481,618   51,831,359   --      55,312,977
    Netherlands.................   2,262,686    6,353,334   --       8,616,020
    New Zealand.................       6,574      840,263   --         846,837
    Norway......................     187,176    2,955,934   --       3,143,110
    Portugal....................       9,130      784,771   --         793,901
    Singapore...................          --    3,710,522   --       3,710,522
    Spain.......................   1,143,214    7,497,221   --       8,640,435
    Sweden......................     243,605   10,235,074   --      10,478,679
    Switzerland.................   3,567,316   17,695,263   --      21,262,579
    United Kingdom..............  19,478,377   37,108,903   --      56,587,280
    United States...............      20,791           --   --          20,791
  Preferred Stocks
    Germany.....................          --      235,678   --         235,678
    United Kingdom..............          --        7,739   --           7,739
  Rights/Warrants
    Australia...................          --          816   --             816
    Austria.....................          --           --   --              --
    France......................          --       24,164   --          24,164
    Hong Kong...................          --        1,310   --           1,310
    Spain.......................          --       18,028   --          18,028
    Sweden......................          --        2,706   --           2,706
    United Kingdom..............          --       19,884   --          19,884
  Securities Lending Collateral.          --   32,958,255   --      32,958,255
                                 ----------- ------------   --    ------------
  TOTAL......................... $62,849,173 $261,840,673   --    $324,689,846
                                 =========== ============   ==    ============


                See accompanying Notes to Financial Statements.

                 DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                     Percentage
                                                 Shares  Value++   of Net Assets**
                                                 ------  -------   ---------------
COMMON STOCKS -- (91.5%)
AUSTRALIA -- (4.8%)
    Santos, Ltd................................. 33,098 $  424,361            0.5%
    Suncorp Group, Ltd.......................... 35,006    425,119            0.5%
    Wesfarmers, Ltd............................. 21,108    840,065            1.1%
    Other Securities............................         2,478,613            3.1%
                                                        ----------           -----
TOTAL AUSTRALIA.................................         4,168,158            5.2%
                                                        ----------           -----

AUSTRIA -- (0.2%)
    Other Securities............................           200,752            0.3%
                                                        ----------           -----

BELGIUM -- (1.4%)
    Other Securities............................         1,181,049            1.5%
                                                        ----------           -----

CANADA -- (8.2%)
    Canadian Natural Resources, Ltd.(136385101). 10,741    437,911            0.5%
    Canadian Natural Resources, Ltd.(2171573)... 11,405    464,712            0.6%
    Manulife Financial Corp..................... 28,109    527,789            0.7%
    Suncor Energy, Inc.......................... 32,505  1,253,877            1.6%
    Other Securities............................         4,366,437            5.5%
                                                        ----------           -----
TOTAL CANADA....................................         7,050,726            8.9%
                                                        ----------           -----

DENMARK -- (1.7%)
    Danske Bank A.S............................. 16,130    456,370            0.6%
    Other Securities............................         1,001,238            1.2%
                                                        ----------           -----
TOTAL DENMARK...................................         1,457,608            1.8%
                                                        ----------           -----

FINLAND -- (1.0%)
    Other Securities............................           830,502            1.0%
                                                        ----------           -----

FRANCE -- (10.0%)
#   AXA SA Sponsored ADR........................ 37,500    941,250            1.2%
    BNP Paribas SA.............................. 15,859  1,191,716            1.5%
    Cie de St-Gobain............................  9,008    551,879            0.7%
#   GDF Suez.................................... 37,268    939,281            1.2%
    Orange SA................................... 41,374    670,311            0.8%
    Renault SA..................................  6,090    595,418            0.8%
    Societe Generale SA......................... 10,843    675,271            0.9%
    Vivendi SA.................................. 37,887  1,017,902            1.3%
    Other Securities............................         2,039,383            2.5%
                                                        ----------           -----
TOTAL FRANCE....................................         8,622,411           10.9%
                                                        ----------           -----

GERMANY -- (7.5%)
#   Allianz SE..................................  5,432    945,330            1.2%
    Bayerische Motoren Werke AG.................  5,628    707,467            0.9%
    Daimler AG.................................. 19,352  1,801,654            2.3%
    Deutsche Bank AG............................ 13,472    593,172            0.7%
    E.ON SE..................................... 33,149    634,964            0.8%
#   Muenchener Rueckversicherungs AG............  2,257    521,726            0.7%
    Other Securities............................         1,228,406            1.5%
                                                        ----------           -----
TOTAL GERMANY...................................         6,432,719            8.1%
                                                        ----------           -----

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
CONTINUED

                                                                    Percentage
                                              Shares    Value++   of Net Assets**
                                              ------    -------   ---------------
HONG KONG -- (1.8%)
    Hutchison Whampoa, Ltd...................  33,000 $   452,743            0.6%
    Other Securities.........................           1,110,299            1.4%
                                                      -----------           -----
TOTAL HONG KONG..............................           1,563,042            2.0%
                                                      -----------           -----

IRELAND -- (0.1%)
    Other Securities.........................              96,304            0.1%
                                                      -----------           -----

ISRAEL -- (0.3%)
    Other Securities.........................             232,247            0.3%
                                                      -----------           -----

ITALY -- (1.7%)
    UniCredit SpA............................  64,972     582,126            0.7%
    Other Securities.........................             861,504            1.1%
                                                      -----------           -----
TOTAL ITALY..................................           1,443,630            1.8%
                                                      -----------           -----

JAPAN -- (18.3%)
    Mitsubishi Corp..........................  25,100     449,473            0.6%
    Mitsubishi UFJ Financial Group, Inc...... 259,500   1,380,409            1.7%
    Mitsui & Co., Ltd........................  39,400     558,785            0.7%
    Mizuho Financial Group, Inc.............. 329,500     645,361            0.8%
    NTT DOCOMO, Inc..........................  30,100     480,111            0.6%
    Other Securities.........................          12,255,236           15.5%
                                                      -----------           -----
TOTAL JAPAN..................................          15,769,375           19.9%
                                                      -----------           -----

NETHERLANDS -- (3.4%)
    Aegon NV.................................  47,918     439,236            0.6%
*   ING Groep NV.............................  65,495     936,241            1.2%
    Other Securities.........................           1,538,045            1.9%
                                                      -----------           -----
TOTAL NETHERLANDS............................           2,913,522            3.7%
                                                      -----------           -----

NEW ZEALAND -- (0.0%)
    Other Securities.........................              42,569            0.1%
                                                      -----------           -----

NORWAY -- (0.7%)
    Other Securities.........................             578,055            0.7%
                                                      -----------           -----

PORTUGAL -- (0.0%)
    Other Securities.........................              29,419            0.0%
                                                      -----------           -----

SINGAPORE -- (1.1%)
    Other Securities.........................             985,703            1.2%
                                                      -----------           -----

SPAIN -- (2.4%)
    Banco Santander SA.......................  74,334     739,300            0.9%
    Iberdrola SA.............................  74,647     521,449            0.7%
    Other Securities.........................             784,034            1.0%
                                                      -----------           -----
TOTAL SPAIN..................................           2,044,783            2.6%
                                                      -----------           -----

SWEDEN -- (2.8%)
    Nordea Bank AB...........................  41,285     598,244            0.8%
    Skandinaviska Enskilda Banken AB Class A.  35,139     485,372            0.6%
    Telefonaktiebolaget LM Ericsson Class B..  44,784     540,026            0.7%
    Other Securities.........................             746,632            0.9%
                                                      -----------           -----
TOTAL SWEDEN.................................           2,370,274            3.0%
                                                      -----------           -----

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
CONTINUED

                                                                     Percentage
                                               Shares    Value++   of Net Assets**
                                               ------    -------   ---------------
SWITZERLAND -- (8.7%)
      Credit Suisse Group AG..................  27,987 $   887,261            1.1%
      Holcim, Ltd.............................   7,487     686,681            0.9%
      Novartis AG.............................  20,994   1,825,061            2.3%
      Swiss Re AG.............................  12,185   1,065,470            1.3%
      UBS AG..................................  41,120     859,978            1.1%
      Zurich Insurance Group AG...............   3,199     917,341            1.2%
      Other Securities........................           1,232,405            1.5%
                                                       -----------          ------
TOTAL SWITZERLAND.............................           7,474,197            9.4%
                                                       -----------          ------

UNITED KINGDOM -- (15.4%)
      Anglo American P.L.C....................  23,136     618,497            0.8%
      Barclays P.L.C. Sponsored ADR...........  44,443     760,420            1.0%
      BP P.L.C. Sponsored ADR.................  63,160   3,197,159            4.0%
      HSBC Holdings P.L.C. Sponsored ADR......  14,489     743,576            0.9%
      Kingfisher P.L.C........................  68,152     482,270            0.6%
      Royal Dutch Shell P.L.C. ADR(780259107).  28,341   2,399,066            3.0%
      Royal Dutch Shell P.L.C. ADR(780259206).   9,770     769,290            1.0%
      Vodafone Group P.L.C. Sponsored ADR.....  25,258     958,787            1.2%
      Other Securities........................           3,277,753            4.1%
                                                       -----------          ------
TOTAL UNITED KINGDOM..........................          13,206,818           16.6%
                                                       -----------          ------
TOTAL COMMON STOCKS...........................          78,693,863           99.1%
                                                       -----------          ------

PREFERRED STOCKS -- (0.3%)
GERMANY -- (0.3%)
      Other Securities........................             233,024            0.3%
                                                       -----------          ------

RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
      Other Securities........................                  --            0.0%
                                                       -----------          ------

FRANCE -- (0.0%)
      Other Securities........................               8,181            0.0%
                                                       -----------          ------

HONG KONG -- (0.0%)
      Other Securities........................                 513            0.0%
                                                       -----------          ------

SPAIN -- (0.0%)
      Other Securities........................              15,725            0.0%
                                                       -----------          ------
TOTAL RIGHTS/WARRANTS.........................              24,419            0.0%
                                                       -----------          ------

                                               Shares/
                                                Face
                                               Amount    Value+
                                               -------   ------           -
                                                (000)
SECURITIES LENDING COLLATERAL -- (8.2%)
(S)@  DFA Short Term Investment Fund.......... 611,875   7,079,391            8.9%
                                                       -----------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $78,386,052)........................           $86,030,697          108.3%
                                                       ===========          ======

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                  -------------------------------------------
                                    Level 1     Level 2   Level 3    Total
                                  ----------- ----------- ------- -----------
   Common Stocks
     Australia...................          -- $ 4,168,158   --    $ 4,168,158
     Austria.....................          --     200,752   --        200,752
     Belgium.....................          --   1,181,049   --      1,181,049
     Canada...................... $ 7,050,726          --   --      7,050,726
     Denmark.....................          --   1,457,608   --      1,457,608
     Finland.....................          --     830,502   --        830,502
     France......................     941,250   7,681,161   --      8,622,411
     Germany.....................     593,172   5,839,547   --      6,432,719
     Hong Kong...................          --   1,563,042   --      1,563,042
     Ireland.....................      17,334      78,970   --         96,304
     Israel......................          --     232,247   --        232,247
     Italy.......................          --   1,443,630   --      1,443,630
     Japan.......................     391,608  15,377,767   --     15,769,375
     Netherlands.................     235,658   2,677,864   --      2,913,522
     New Zealand.................          --      42,569   --         42,569
     Norway......................          --     578,055   --        578,055
     Portugal....................          --      29,419   --         29,419
     Singapore...................          --     985,703   --        985,703
     Spain.......................          --   2,044,783   --      2,044,783
     Sweden......................          --   2,370,274   --      2,370,274
     Switzerland.................     159,704   7,314,493   --      7,474,197
     United Kingdom..............   9,489,062   3,717,756   --     13,206,818
   Preferred Stocks
     Germany.....................          --     233,024   --        233,024
   Rights/Warrants
     Australia...................          --          --   --             --
     France......................          --       8,181   --          8,181
     Hong Kong...................          --         513   --            513
     Spain.......................          --      15,725   --         15,725
   Securities Lending Collateral.          --   7,079,391   --      7,079,391
                                  ----------- -----------   --    -----------
   TOTAL......................... $18,878,514 $67,152,183   --    $86,030,697
                                  =========== ===========   ==    ===========

                See accompanying Notes to Financial Statements.

                  INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                      Percentage
                                                 Shares   Value++   of Net Assets**
                                                 ------   -------   ---------------
COMMON STOCKS -- (89.8%)
AUSTRALIA -- (6.1%)
    Australia & New Zealand Banking Group, Ltd.. 24,858 $   799,378            0.4%
    BHP Billiton, Ltd........................... 28,535   1,004,906            0.6%
    National Australia Bank, Ltd................ 23,943     788,380            0.4%
    Wesfarmers, Ltd............................. 13,904     553,360            0.3%
    Westpac Banking Corp........................ 19,827     649,424            0.4%
    Other Securities............................          8,702,691            4.6%
                                                        -----------           -----
TOTAL AUSTRALIA.................................         12,498,139            6.7%
                                                        -----------           -----

AUSTRIA -- (0.6%)
    Other Securities............................          1,297,426            0.7%
                                                        -----------           -----

BELGIUM -- (1.1%)
    Other Securities............................          2,172,844            1.2%
                                                        -----------           -----

BRAZIL -- (0.0%)
    Other Securities............................                602            0.0%
                                                        -----------           -----

CANADA -- (9.1%)
    Bank of Montreal............................  8,519     587,300            0.3%
    Bank of Nova Scotia......................... 11,901     723,343            0.4%
    Canadian Natural Resources, Ltd............. 12,687     517,249            0.3%
    Suncor Energy, Inc.......................... 21,740     839,164            0.5%
    Toronto-Dominion Bank (The)................. 18,099     870,381            0.5%
    Other Securities............................         15,124,612            8.0%
                                                        -----------           -----
TOTAL CANADA....................................         18,662,049           10.0%
                                                        -----------           -----

DENMARK -- (1.2%)
    Other Securities............................          2,408,033            1.3%
                                                        -----------           -----

FINLAND -- (1.4%)
    Other Securities............................          2,821,394            1.5%
                                                        -----------           -----

FRANCE -- (7.1%)
    AXA SA...................................... 23,354     609,446            0.3%
    BNP Paribas SA.............................. 13,156     988,601            0.5%
#   GDF Suez.................................... 18,302     461,273            0.3%
    Orange SA................................... 28,976     469,448            0.3%
    Societe Generale SA.........................  9,494     591,260            0.3%
    Total SA.................................... 19,994   1,430,454            0.8%
    Total SA Sponsored ADR......................  6,978     497,113            0.3%
    Other Securities............................          9,517,825            5.0%
                                                        -----------           -----
TOTAL FRANCE....................................         14,565,420            7.8%
                                                        -----------           -----

GERMANY -- (6.0%)
#   Allianz SE..................................  5,674     987,445            0.5%
#   BASF SE.....................................  4,083     473,651            0.3%
    Bayerische Motoren Werke AG.................  4,086     513,630            0.3%
#   Deutsche Bank AG............................ 11,410     502,382            0.3%
    Deutsche Telekom AG......................... 31,094     522,412            0.3%
#   Muenchener Rueckversicherungs AG............  2,230     515,484            0.3%
    RWE AG...................................... 12,966     494,797            0.3%
    Other Securities............................          8,217,782            4.3%
                                                        -----------           -----
TOTAL GERMANY...................................         12,227,583            6.6%
                                                        -----------           -----

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                  Percentage
                                            Shares    Value++   of Net Assets**
                                            ------    -------   ---------------
 HONG KONG -- (2.8%)
     AIA Group, Ltd........................  90,200 $   438,696            0.2%
     Other Securities......................           5,292,734            2.9%
                                                    -----------           -----
 TOTAL HONG KONG...........................           5,731,430            3.1%
                                                    -----------           -----

 IRELAND -- (0.5%)
     Other Securities......................             995,733            0.5%
                                                    -----------           -----

 ISRAEL -- (0.4%)
     Other Securities......................             885,244            0.5%
                                                    -----------           -----

 ITALY -- (2.8%)
     Intesa Sanpaolo SpA................... 141,596     484,546            0.3%
     UniCredit SpA.........................  59,398     532,185            0.3%
     Other Securities......................           4,804,801            2.5%
                                                    -----------           -----
 TOTAL ITALY...............................           5,821,532            3.1%
                                                    -----------           -----

 JAPAN -- (16.7%)
     Honda Motor Co., Ltd..................  13,800     457,948            0.3%
     Mitsubishi UFJ Financial Group, Inc... 150,800     802,180            0.5%
     Mizuho Financial Group, Inc........... 257,599     504,535            0.3%
     Sumitomo Mitsui Financial Group, Inc..  15,100     596,908            0.3%
     Other Securities......................          31,992,849           17.0%
                                                    -----------           -----
 TOTAL JAPAN...............................          34,354,420           18.4%
                                                    -----------           -----

 NETHERLANDS -- (2.4%)
 *   ING Groep NV..........................  48,535     693,801            0.4%
     Other Securities......................           4,214,071            2.2%
                                                    -----------           -----
 TOTAL NETHERLANDS.........................           4,907,872            2.6%
                                                    -----------           -----

 NEW ZEALAND -- (0.3%)
     Other Securities......................             663,166            0.4%
                                                    -----------           -----

 NORWAY -- (1.0%)
     Other Securities......................           2,017,745            1.1%
                                                    -----------           -----

 PORTUGAL -- (0.4%)
     Other Securities......................             808,299            0.4%
                                                    -----------           -----

 SINGAPORE -- (1.5%)
     Other Securities......................           3,137,378            1.7%
                                                    -----------           -----

 SPAIN -- (2.8%)
     Banco Bilbao Vizcaya Argentaria SA....  42,993     529,577            0.3%
     Banco Santander SA.................... 117,003   1,163,670            0.6%
     Other Securities......................           4,077,922            2.2%
                                                    -----------           -----
 TOTAL SPAIN...............................           5,771,169            3.1%
                                                    -----------           -----

 SWEDEN -- (2.7%)
     Nordea Bank AB........................  37,248     539,746            0.3%
     Other Securities......................           5,042,597            2.7%
                                                    -----------           -----
 TOTAL SWEDEN..............................           5,582,343            3.0%
                                                    -----------           -----

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                    Percentage
                                             Shares    Value++    of Net Assets**
                                             ------    -------    ---------------
SWITZERLAND -- (4.5%)
    Swiss Re AG.............................   7,268 $    635,522            0.4%
    UBS AG..................................  36,724      767,899            0.4%
    Zurich Insurance Group AG...............   2,123      608,789            0.3%
    Other Securities........................            7,247,505            3.9%
                                                     ------------           -----
TOTAL SWITZERLAND...........................            9,259,715            5.0%
                                                     ------------           -----

UNITED KINGDOM -- (18.4%)
    Anglo American P.L.C....................  24,220      647,476            0.4%
    Barclays P.L.C. Sponsored ADR...........  46,066      788,189            0.4%
    BG Group P.L.C..........................  32,328      653,973            0.4%
#   BHP Billiton P.L.C. ADR.................   8,483      548,850            0.3%
    BP P.L.C. Sponsored ADR.................  43,642    2,209,158            1.2%
    Glencore Xstrata P.L.C.................. 110,930      598,552            0.3%
    HSBC Holdings P.L.C. Sponsored ADR......  39,434    2,023,753            1.1%
#   Rio Tinto P.L.C. Sponsored ADR..........  16,173      878,032            0.5%
    Royal Dutch Shell P.L.C. ADR(780259206).  26,736    2,105,193            1.1%
#   Royal Dutch Shell P.L.C. ADR(780259107).  12,106    1,024,773            0.6%
    Vodafone Group P.L.C.................... 249,982      949,083            0.5%
    WPP P.L.C...............................  26,472      570,778            0.3%
    Other Securities........................           24,799,256           13.2%
                                                     ------------           -----
TOTAL UNITED KINGDOM........................           37,797,066           20.3%
                                                     ------------           -----

UNITED STATES -- (0.0%)
    Other Securities........................               44,452            0.0%
                                                     ------------           -----
TOTAL COMMON STOCKS.........................          184,431,054           99.0%
                                                     ------------           -----

PREFERRED STOCKS -- (0.0%)
UNITED KINGDOM -- (0.0%)
    Other Securities........................                3,940            0.0%
                                                     ------------           -----
TOTAL PREFERRED STOCKS......................                3,940            0.0%
                                                     ------------           -----

RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
    Other Securities........................                   --            0.0%
                                                     ------------           -----

FRANCE -- (0.0%)
    Other Securities........................               18,147            0.0%
                                                     ------------           -----

HONG KONG -- (0.0%)
    Other Securities........................                1,164            0.0%
                                                     ------------           -----

ISRAEL -- (0.0%)
    Other Securities........................                  251            0.0%
                                                     ------------           -----

PORTUGAL -- (0.0%)
    Other Securities........................                4,354            0.0%
                                                     ------------           -----

SPAIN -- (0.0%)
    Other Securities........................               24,752            0.0%
                                                     ------------           -----

SWEDEN -- (0.0%)
    Other Securities........................                  495            0.0%
                                                     ------------           -----
TOTAL RIGHTS/WARRANTS.......................               49,163            0.0%
                                                     ------------           -----

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                            Shares/
                                             Face                   Percentage
                                            Amount      Value+    of Net Assets**
                                            -------     ------    ---------------
                                             (000)
  SECURITIES LENDING COLLATERAL -- (10.2%)
  (S)@    DFA Short Term Investment Fund.. 1,816,900 $ 21,021,537           11.3%
                                                     ------------          ------
  TOTAL INVESTMENTS -- (100.0%)
    (Cost $180,631,169).................             $205,505,694          110.3%
                                                     ============          ======

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                 ---------------------------------------------
                                   Level 1     Level 2    Level 3    Total
                                 ----------- ------------ ------- ------------
  Common Stocks
    Australia................... $    71,669 $ 12,426,470   --    $ 12,498,139
    Austria.....................      11,770    1,285,656   --       1,297,426
    Belgium.....................     103,711    2,069,133   --       2,172,844
    Brazil......................         602           --   --             602
    Canada......................  18,662,049           --   --      18,662,049
    Denmark.....................          --    2,408,033   --       2,408,033
    Finland.....................          --    2,821,394   --       2,821,394
    France......................     548,674   14,016,746   --      14,565,420
    Germany.....................     614,300   11,613,283   --      12,227,583
    Hong Kong...................          --    5,731,430   --       5,731,430
    Ireland.....................     343,366      652,367   --         995,733
    Israel......................     100,149      785,095   --         885,244
    Italy.......................     244,261    5,577,271   --       5,821,532
    Japan.......................      90,950   34,263,470   --      34,354,420
    Netherlands.................     685,867    4,222,005   --       4,907,872
    New Zealand.................          --      663,166   --         663,166
    Norway......................     157,833    1,859,912   --       2,017,745
    Portugal....................          --      808,299   --         808,299
    Singapore...................          --    3,137,378   --       3,137,378
    Spain.......................      92,815    5,678,354   --       5,771,169
    Sweden......................         845    5,581,498   --       5,582,343
    Switzerland.................   1,327,279    7,932,436   --       9,259,715
    United Kingdom..............  12,046,913   25,750,153   --      37,797,066
    United States...............      41,530        2,922   --          44,452
  Preferred Stocks
    United Kingdom..............          --        3,940   --           3,940
  Rights/Warrants
    Australia...................          --           --   --              --
    France......................          --       18,147   --          18,147
    Hong Kong...................          --        1,164   --           1,164
    Israel......................          --          251   --             251
    Portugal....................          --        4,354   --           4,354
    Spain.......................          --       24,752   --          24,752
    Sweden......................          --          495   --             495
  Securities Lending Collateral.          --   21,021,537   --      21,021,537
                                 ----------- ------------   --    ------------
  TOTAL......................... $35,144,583 $170,361,111   --    $205,505,694
                                 =========== ============   ==    ============


                See accompanying Notes to Financial Statements.

                 EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                                   Percentage
                                                           Shares     Value++    of Net Assets**
                                                           ------     -------    ---------------
COMMON STOCKS -- (89.3%)
BRAZIL -- (6.7%)
    BM&FBovespa SA......................................    421,917 $  2,157,127            0.3%
    Petroleo Brasileiro SA ADR..........................    137,398    1,907,084            0.3%
#   Vale SA Sponsored ADR...............................    213,281    2,819,575            0.4%
    Other Securities....................................              48,885,383            6.1%
                                                                    ------------           -----
TOTAL BRAZIL............................................              55,769,169            7.1%
                                                                    ------------           -----

CHILE -- (1.4%)
    Other Securities....................................              11,830,160            1.5%
                                                                    ------------           -----

CHINA -- (13.8%)
    Bank of China, Ltd. Class H......................... 10,209,356    4,511,416            0.6%
    China Construction Bank Corp. Class H...............  9,769,990    6,764,477            0.9%
#   China Mobile, Ltd. Sponsored ADR....................    167,201    7,930,343            1.0%
#   CNOOC, Ltd. ADR.....................................     24,420    4,033,940            0.5%
    Industrial & Commercial Bank of China, Ltd. Class H.  9,848,017    5,871,627            0.8%
    Tencent Holdings, Ltd...............................    100,300    6,317,496            0.8%
    Other Securities....................................              78,788,623           10.0%
                                                                    ------------           -----
TOTAL CHINA.............................................             114,217,922           14.6%
                                                                    ------------           -----

COLOMBIA -- (0.6%)
    Other Securities....................................               5,442,127            0.7%
                                                                    ------------           -----

CZECH REPUBLIC -- (0.3%)
    Other Securities....................................               2,366,617            0.3%
                                                                    ------------           -----

EGYPT -- (0.1%)
    Other Securities....................................                 580,384            0.1%
                                                                    ------------           -----

GREECE -- (0.6%)
    Other Securities....................................               4,704,071            0.6%
                                                                    ------------           -----

HUNGARY -- (0.2%)
    Other Securities....................................               2,009,560            0.3%
                                                                    ------------           -----

INDIA -- (6.4%)
    HDFC Bank, Ltd......................................    198,696    2,390,079            0.3%
    Other Securities....................................              51,106,638            6.6%
                                                                    ------------           -----
TOTAL INDIA.............................................              53,496,717            6.9%
                                                                    ------------           -----

INDONESIA -- (3.1%)
    Astra International Tbk PT..........................  3,490,000    2,248,579            0.3%
    Bank Rakyat Indonesia Persero Tbk PT................  2,294,800    1,970,670            0.3%
    Other Securities....................................              21,710,625            2.7%
                                                                    ------------           -----
TOTAL INDONESIA.........................................              25,929,874            3.3%
                                                                    ------------           -----

MALAYSIA -- (4.0%)
#   CIMB Group Holdings Bhd.............................  1,002,229    2,308,725            0.3%
    Malayan Banking Bhd.................................    885,096    2,686,711            0.4%
    Other Securities....................................              28,074,396            3.5%
                                                                    ------------           -----
TOTAL MALAYSIA..........................................              33,069,832            4.2%
                                                                    ------------           -----

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                      Percentage
                                                              Shares     Value++    of Net Assets**
                                                              ------     -------    ---------------
MEXICO -- (5.4%)
    Alfa S.A.B. de C.V. Class A.............................   802,622 $  2,120,244            0.3%
    America Movil S.A.B. de C.V. Series L ADR...............   133,377    2,678,210            0.4%
#*  Cemex S.A.B. de C.V. Sponsored ADR......................   339,434    4,290,448            0.6%
    Fomento Economico Mexicano S.A.B. de C.V. Sponsored ADR.    38,039    3,452,800            0.4%
#   Grupo Financiero Banorte S.A.B. de C.V..................   465,170    3,089,459            0.4%
    Grupo Mexico S.A.B. de C.V. Series B....................   800,168    2,409,785            0.3%
    Other Securities........................................             26,567,023            3.3%
                                                                       ------------           -----
TOTAL MEXICO................................................             44,607,969            5.7%
                                                                       ------------           -----

PERU -- (0.2%)
    Other Securities........................................              1,604,207            0.2%
                                                                       ------------           -----

PHILIPPINES -- (1.4%)
    Other Securities........................................             11,498,883            1.5%
                                                                       ------------           -----

POLAND -- (2.4%)
    PGE SA..................................................   273,129    1,897,919            0.3%
    Powszechna Kasa Oszczednosci Bank Polski SA.............   187,979    2,579,707            0.3%
    Other Securities........................................             15,227,775            1.9%
                                                                       ------------           -----
TOTAL POLAND                                                             19,705,401            2.5%
                                                                       ------------           -----

RUSSIA -- (2.8%)
    Gazprom OAO Sponsored ADR...............................   863,297    6,238,992            0.8%
    Lukoil OAO Sponsored ADR................................    73,944    3,914,553            0.5%
    Sberbank of Russia Sponsored ADR........................   270,027    2,274,726            0.3%
    Other Securities........................................             10,507,289            1.3%
                                                                       ------------           -----
TOTAL RUSSIA................................................             22,935,560            2.9%
                                                                       ------------           -----

SOUTH AFRICA -- (7.2%)
#   Bidvest Group, Ltd......................................    75,288    2,067,245            0.3%
    FirstRand, Ltd..........................................   615,443    2,264,455            0.3%
    Naspers, Ltd. Class N...................................    41,170    3,890,534            0.5%
    Sanlam, Ltd.............................................   489,472    2,622,170            0.3%
    Sasol, Ltd. Sponsored ADR...............................    97,818    5,420,095            0.7%
    Standard Bank Group, Ltd................................   204,910    2,692,302            0.3%
    Steinhoff International Holdings, Ltd...................   477,716    2,482,375            0.3%
    Other Securities........................................             38,682,921            5.0%
                                                                       ------------           -----
TOTAL SOUTH AFRICA..........................................             60,122,097            7.7%
                                                                       ------------           -----

SOUTH KOREA -- (14.0%)
    Hana Financial Group, Inc...............................    77,845    2,746,831            0.4%
    Hyundai Mobis...........................................     9,612    2,745,990            0.4%
    Naver Corp..............................................     2,596    1,869,423            0.3%
    Samsung Electronics Co., Ltd............................     9,941   12,962,667            1.7%
    Samsung Electronics Co., Ltd. GDR.......................    16,921   10,923,579            1.4%
*   SK Hynix, Inc...........................................    52,400    2,043,257            0.3%
    SK Innovation Co., Ltd..................................    16,616    1,903,518            0.3%
    Other Securities........................................             80,932,420           10.1%
                                                                       ------------           -----
TOTAL SOUTH KOREA...........................................            116,127,685           14.9%
                                                                       ------------           -----

TAIWAN -- (13.8%)
    Hon Hai Precision Industry Co., Ltd..................... 1,536,856    4,413,790            0.6%
    MediaTek, Inc...........................................   118,360    1,854,699            0.3%
    Taiwan Semiconductor Manufacturing Co., Ltd............. 2,131,214    8,374,297            1.1%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                                       Percentage
                                                                Shares    Value++    of Net Assets**
                                                                ------    -------    ---------------
TAIWAN -- (Continued)
    Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR. 100,755 $  2,025,175            0.3%
    Other Securities...........................................           97,897,246           12.4%
                                                                        ------------           -----
TOTAL TAIWAN...................................................          114,565,207           14.7%
                                                                        ------------           -----

THAILAND -- (3.0%)
    Other Securities...........................................           24,673,883            3.2%
                                                                        ------------           -----

TURKEY -- (1.9%)
    Other Securities...........................................           15,856,886            2.0%
                                                                        ------------           -----
TOTAL COMMON STOCKS............................................          741,114,211           94.9%
                                                                        ------------           -----

PREFERRED STOCKS -- (3.9%)
BRAZIL -- (3.8%)
    Banco Bradesco SA.......................................... 270,290    4,023,287            0.5%
    Banco Bradesco SA ADR...................................... 167,162    2,485,705            0.3%
    Itau Unibanco Holding SA................................... 331,418    5,469,753            0.7%
    Itau Unibanco Holding SA ADR............................... 204,379    3,343,642            0.4%
    Petroleo Brasileiro SA..................................... 266,582    1,981,058            0.3%
    Petroleo Brasileiro SA Sponsored ADR....................... 236,527    3,500,600            0.5%
    Vale SA Sponsored ADR...................................... 328,650    3,901,076            0.5%
    Other Securities...........................................            7,154,243            0.9%
                                                                        ------------           -----
TOTAL BRAZIL...................................................           31,859,364            4.1%
                                                                        ------------           -----

CHILE -- (0.0%)
    Other Securities...........................................              133,132            0.0%
                                                                        ------------           -----

COLOMBIA -- (0.1%)
    Other Securities...........................................              762,820            0.1%
                                                                        ------------           -----

INDIA -- (0.0%)
    Other Securities...........................................               28,426            0.0%
                                                                        ------------           -----
TOTAL PREFERRED STOCKS.........................................           32,783,742            4.2%
                                                                        ------------           -----

RIGHTS/WARRANTS -- (0.0%)
BRAZIL -- (0.0%)
    Other Securities...........................................                  210            0.0%
                                                                        ------------           -----

HONG KONG -- (0.0%)
    Other Securities...........................................                  177            0.0%
                                                                        ------------           -----

INDIA -- (0.0%)
    Other Securities...........................................                  989            0.0%
                                                                        ------------           -----

MALAYSIA -- (0.0%)
    Other Securities...........................................                1,833            0.0%
                                                                        ------------           -----

PHILIPPINES -- (0.0%)
    Other Securities...........................................                1,322            0.0%
                                                                        ------------           -----

SOUTH KOREA -- (0.0%)
    Other Securities...........................................               42,065            0.0%
                                                                        ------------           -----

TAIWAN -- (0.0%)
    Other Securities...........................................                   70            0.0%
                                                                        ------------           -----

THAILAND -- (0.0%)
    Other Securities...........................................               38,323            0.0%
                                                                        ------------           -----

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                   Percentage
                                           Shares     Value++    of Net Assets**
                                           ------     -------    ---------------
  TURKEY -- (0.0%)
         Other Securities................           $     36,522            0.0%
                                                    ------------          ------
  TOTAL RIGHTS/WARRANTS..................                121,511            0.0%
                                                    ------------          ------
                                           Shares/
                                            Face
                                           Amount     Value+
                                           -------    ------
                                            (000)
  SECURITIES LENDING COLLATERAL -- (6.8%)
  (S)@   DFA Short Term Investment Fund.. 4,854,235   56,163,496            7.2%
                                                    ------------          ------
  TOTAL INVESTMENTS -- (100.0%)
    (Cost $763,136,960)................             $830,182,960          106.3%
                                                    ============          ======

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                ----------------------------------------------
                                  Level 1      Level 2    Level 3    Total
                                ------------ ------------ ------- ------------
 Common Stocks
   Brazil...................... $ 55,769,169           --   --    $ 55,769,169
   Chile.......................   11,830,160           --   --      11,830,160
   China.......................   15,955,355 $ 98,262,567   --     114,217,922
   Colombia....................    5,442,127           --   --       5,442,127
   Czech Republic..............           --    2,366,617   --       2,366,617
   Egypt.......................           --      580,384   --         580,384
   Greece......................      183,115    4,520,956   --       4,704,071
   Hungary.....................           --    2,009,560   --       2,009,560
   India.......................    3,963,328   49,533,389   --      53,496,717
   Indonesia...................    1,127,499   24,802,375   --      25,929,874
   Malaysia....................           --   33,069,832   --      33,069,832
   Mexico......................   44,597,778       10,191   --      44,607,969
   Peru........................    1,604,207           --   --       1,604,207
   Philippines.................      469,495   11,029,388   --      11,498,883
   Poland......................           --   19,705,401   --      19,705,401
   Russia......................      807,613   22,127,947   --      22,935,560
   South Africa................    8,841,410   51,280,687   --      60,122,097
   South Korea.................    5,296,710  110,830,975   --     116,127,685
   Taiwan......................    5,706,031  108,859,176   --     114,565,207
   Thailand....................   24,652,732       21,151   --      24,673,883
   Turkey......................      496,244   15,360,642   --      15,856,886
 Preferred Stocks
   Brazil......................   31,859,364           --   --      31,859,364
   Chile.......................      133,132           --   --         133,132
   Colombia....................      762,820           --   --         762,820
   India.......................       28,426           --   --          28,426
 Rights/Warrants
   Brazil......................           --          210   --             210
   Hong Kong...................           --          177   --             177
   India.......................           --          989   --             989
   Malaysia....................           --        1,833   --           1,833
   Philippines.................           --        1,322   --           1,322
   South Korea.................           --       42,065   --          42,065
   Taiwan......................           70           --   --              70
   Thailand....................           --       38,323   --          38,323
   Turkey......................           --       36,522   --          36,522
 Securities Lending Collateral.           --   56,163,496   --      56,163,496
                                ------------ ------------   --    ------------
 TOTAL......................... $219,526,785 $610,656,175   --    $830,182,960
                                ============ ============   ==    ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                                               U.S.      International
                                                                             U.S. Social  Sustainability Sustainability
                                                                            Core Equity 2     Core 1         Core 1
                                                                              Portfolio     Portfolio      Portfolio*
                                                                            ------------- -------------- --------------
ASSETS:
Investments at Value (including $50,205, $35,003 and $32,236 of securities
 on loan, respectively).................................................... $    457,181   $    344,831   $    291,732
Temporary Cash Investments at Value & Cost.................................        2,951          1,168             --
Collateral from Securities on Loan Invested in Affiliate at Value & Cost...       51,243         35,699         32,958
Foreign Currencies at Value................................................           --             --            295
Cash.......................................................................          110             42          3,464
Receivables:
  Investment Securities Sold...............................................          436          1,151             32
  Dividends, Interest and Tax Reclaims.....................................          329            256          1,134
  Securities Lending Income................................................           19             13             58
  Fund Shares Sold.........................................................          138            502            570
Unrealized Gain on Foreign Currency Contracts..............................           --             --              2
Prepaid Expenses and Other Assets..........................................            9             14             14
                                                                            ------------   ------------   ------------
     Total Assets..........................................................      512,416        383,676        330,259
                                                                            ------------   ------------   ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned.........................................       51,243         35,699         32,958
  Investment Securities Purchased..........................................        2,017          1,473          1,120
  Fund Shares Redeemed.....................................................           86             49             10
  Due to Advisor...........................................................           93             82             99
Accrued Expenses and Other Liabilities.....................................           50             17             21
                                                                            ------------   ------------   ------------
     Total Liabilities.....................................................       53,489         37,320         34,208
                                                                            ------------   ------------   ------------
NET ASSETS................................................................. $    458,927   $    346,356   $    296,051
                                                                            ============   ============   ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)....................................   36,221,365     22,039,359     29,121,132
                                                                            ============   ============   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE..................................................................... $      12.67   $      15.72   $      10.17
                                                                            ============   ============   ============
Investments at Cost........................................................ $    318,907   $    225,327   $    243,924
                                                                            ============   ============   ============
Foreign Currencies at Cost................................................. $         --   $         --   $        294
                                                                            ============   ============   ============
NET ASSETS CONSIST OF:
Paid-In Capital............................................................ $    316,871   $    224,234   $    247,243
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income)........................................................          875            661          2,026
Accumulated Net Realized Gain (Loss).......................................        2,907          1,957         (1,032)
Net Unrealized Foreign Exchange Gain (Loss)................................           --             --              5
Net Unrealized Appreciation (Depreciation).................................      138,274        119,504         47,809
                                                                            ------------   ------------   ------------
NET ASSETS................................................................. $    458,927   $    346,356   $    296,051
                                                                            ============   ============   ============
(1) NUMBER OF SHARES AUTHORIZED............................................  300,000,000    300,000,000    300,000,000
                                                                            ============   ============   ============

----------
* See Note I in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                                DFA
                                                                           International International    Emerging
                                                                             Value ex     Social Core  Markets Social
                                                                              Tobacco       Equity      Core Equity
                                                                            Portfolio*    Portfolio*     Portfolio*
                                                                           ------------- ------------- --------------
ASSETS:
Investments at Value (including $7,007, $20,271 and $65,314 of securities
 on loan, respectively)................................................... $     78,951  $    184,484   $    774,019
Collateral from Securities on Loan Invested in Affiliate at Value & Cost..        7,079        21,022         56,163
Foreign Currencies at Value...............................................          149           247          3,453
Cash......................................................................           36           933              6
Receivables:
  Investment Securities Sold..............................................           20            11          5,701
  Dividends, Interest and Tax Reclaims....................................          319           774          1,918
  Securities Lending Income...............................................           23            37            123
  Fund Shares Sold........................................................           --            12             44
  Unrealized Gain on Foreign Currency Contracts...........................           --            --              1
Prepaid Expenses and Other Assets.........................................           12            14             18
                                                                           ------------  ------------   ------------
     Total Assets.........................................................       86,589       207,534        841,446
                                                                           ------------  ------------   ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned........................................        7,079        21,022         56,163
  Investment Securities Purchased.........................................           68            --          2,912
  Fund Shares Redeemed....................................................           --             9             66
  Due to Advisor..........................................................           29            66            355
  Line of Credit..........................................................           --            --          1,175
Accrued Expenses and Other Liabilities....................................           12            44            123
                                                                           ------------  ------------   ------------
     Total Liabilities....................................................        7,188        21,141         60,794
                                                                           ------------  ------------   ------------
NET ASSETS................................................................ $     79,401  $    186,393   $    780,652
                                                                           ============  ============   ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)...................................    7,945,807    14,542,073     61,978,333
                                                                           ============  ============   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE.................................................................... $       9.99  $      12.82   $      12.60
                                                                           ============  ============   ============
Investments at Cost....................................................... $     71,307  $    159,610   $    706,973
                                                                           ============  ============   ============
Foreign Currencies at Cost................................................ $        149  $        246   $      3,424
                                                                           ============  ============   ============
NET ASSETS CONSIST OF:
Paid-In Capital........................................................... $     70,103  $    159,941   $    715,577
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income).......................................................          714         1,364          2,093
Accumulated Net Realized Gain (Loss)......................................          939           211         (4,094)
Net Unrealized Foreign Exchange Gain (Loss)...............................            1             2              1
Net Unrealized Appreciation (Depreciation)................................        7,644        24,875         67,075
                                                                           ------------  ------------   ------------
NET ASSETS................................................................ $     79,401  $    186,393   $    780,652
                                                                           ============  ============   ============
(1) NUMBER OF SHARES AUTHORIZED...........................................  300,000,000   400,000,000    500,000,000
                                                                           ============  ============   ============

----------
* See Note I in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                    U.S.      International
                                                                  U.S. Social  Sustainability Sustainability
                                                                 Core Equity 2     Core 1         Core 1
                                                                   Portfolio     Portfolio      Portfolio
                                                                 ------------- -------------- --------------
Investment Income
  Dividends (Net of Foreign Taxes Withheld of $1, $1 and $288,
   respectively)................................................    $ 3,619       $ 2,746        $ 4,578
  Income from Securities Lending................................        106            67            138
                                                                    -------       -------        -------
     Total Investment Income....................................      3,725         2,813          4,716
                                                                    -------       -------        -------
Expenses
  Investment Advisory Services Fees.............................        534           465            483
  Accounting & Transfer Agent Fees..............................         14            11             13
  Custodian Fees................................................          8             9             34
  Filing Fees...................................................         16            12             12
  Shareholders' Reports.........................................          5             5              3
  Directors'/Trustees' Fees & Expenses..........................          3             2              1
  Professional Fees.............................................          4             3              2
  Other.........................................................         36             5              8
                                                                    -------       -------        -------
     Total Expenses.............................................        620           512            556
                                                                    -------       -------        -------
  Fees Paid Indirectly..........................................         --            --             (1)
                                                                    -------       -------        -------
  Net Expenses..................................................        620           512            555
                                                                    -------       -------        -------
  Net Investment Income (Loss)..................................      3,105         2,301          4,161
                                                                    -------       -------        -------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold*.................................      2,963         1,972           (525)
    Foreign Currency Transactions...............................         --            --             (5)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency..................     24,284        18,922          8,879
    Translation of Foreign Currency Denominated Amounts.........         --            --              2
                                                                    -------       -------        -------
  Net Realized and Unrealized Gain (Loss).......................     27,247        20,894          8,351
                                                                    -------       -------        -------
Net Increase (Decrease) in Net Assets Resulting from Operations.    $30,352       $23,195        $12,512
                                                                    =======       =======        =======

----------
* Net of foreign capital gain taxes withheld of $0, $0 and $1, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                                           DFA                     Emerging
                                                                      International International   Markets
                                                                        Value ex     Social Core  Social Core
                                                                         Tobacco       Equity       Equity
                                                                        Portfolio     Portfolio    Portfolio
                                                                      ------------- ------------- -----------
Investment Income
  Dividends (Net of Foreign Taxes Withheld of $108, $182 and $770,
   respectively).....................................................    $2,119        $3,085      $  6,386
  Income from Securities Lending.....................................        50           106           593
                                                                         ------        ------      --------
     Total Investment Income.........................................     2,169         3,191         6,979
                                                                         ------        ------      --------
Expenses
  Investment Advisory Services Fees..................................       172           296         2,031
  Accounting & Transfer Agent Fees...................................         9            12            28
  Custodian Fees.....................................................         8            55           170
  Filing Fees........................................................         9            14            22
  Shareholders' Reports..............................................         1            --             7
  Directors'/Trustees' Fees & Expenses...............................         1             1             5
  Professional Fees..................................................         1             2            25
  Other..............................................................         5            26            30
                                                                         ------        ------      --------
     Total Expenses..................................................       206           406         2,318
                                                                         ------        ------      --------
  Fees (Waived), Expenses Reimbursed, and/or Previously Waived Fees
   Recovered by Advisor (Note C).....................................         8            74            --
  Fees Paid Indirectly...............................................        --            --            (1)
                                                                         ------        ------      --------
  Net Expenses.......................................................       214           480         2,317
                                                                         ------        ------      --------
  Net Investment Income (Loss).......................................     1,955         2,711         4,662
                                                                         ------        ------      --------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold.......................................     1,048           271        (3,770)
    Foreign Currency Transactions....................................        (1)          (13)          (21)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency.......................     1,166         6,364       (14,030)
    Translation of Foreign Currency Denominated Amounts..............        --             1            (1)
                                                                         ------        ------      --------
  Net Realized and Unrealized Gain (Loss)............................     2,213         6,623       (17,822)
                                                                         ------        ------      --------
Net Increase (Decrease) in Net Assets Resulting from Operations......    $4,168        $9,334      $(13,160)
                                                                         ======        ======      ========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                               U.S. Social Core Equity 2 U.S. Sustainability Core 1 International Sustainability
                                                     Portfolio                 Portfolio              Core 1 Portfolio
                                               ------------------------  -------------------------  ---------------------------
                                               Six Months      Year      Six Months       Year      Six Months        Year
                                                  Ended       Ended         Ended        Ended         Ended         Ended
                                                April 30,    Oct. 31,     April 30,     Oct. 31,     April 30,      Oct. 31,
                                                  2014         2013         2014          2013          2014           2013
                                               -----------   --------    -----------    --------    -----------     --------
                                               (Unaudited)               (Unaudited)                (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)................  $  3,105     $  5,368     $  2,301      $  3,984     $  4,161       $  4,482
  Capital Gain Distributions Received from
   Investment Securities......................        --           --           --             3           --             --
  Net Realized Gain (Loss) on:
    Investment Securities Sold*...............     2,963        7,956        1,972         2,387         (525)           521
    Futures...................................        --          175           --            --           --             --
    Foreign Currency Transactions.............        --           --           --            --           (5)           (19)
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency.................................    24,284       80,194       18,922        62,760        8,879         37,246
    Translation of Foreign Currency
     Denominated Amounts......................        --           --           --            --            2             10
                                                --------      --------    --------       --------    --------        --------
     Net Increase (Decrease) in Net
      Assets Resulting from
      Operations..............................    30,352       93,693       23,195        69,134       12,512         42,240
                                                --------      --------    --------       --------    --------        --------
Distributions From:
  Net Investment Income.......................    (2,625)      (5,251)      (2,032)       (3,999)      (2,541)        (4,537)
  Net Short-Term Gains........................      (505)          --         (183)           --          (22)            --
  Net Long-Term Gains.........................    (7,238)      (2,745)      (2,133)         (913)        (474)            --
                                                --------      --------    --------       --------    --------        --------
     Total Distributions......................   (10,368)      (7,996)      (4,348)       (4,912)      (3,037)        (4,537)
                                                --------      --------    --------       --------    --------        --------
Capital Share Transactions (1):
  Shares Issued...............................    52,526      123,375       55,198        77,887       89,096         47,684
  Shares Issued in Lieu of Cash
   Distributions..............................     9,821        6,403        4,278         4,617        2,871          4,462
  Shares Redeemed.............................   (34,429)     (73,184)     (29,628)      (44,244)     (11,993)       (28,302)
                                                --------      --------    --------       --------    --------        --------
     Net Increase (Decrease) from Capital
      Share Transactions......................    27,918       56,594       29,848        38,260       79,974         23,844
                                                --------      --------    --------       --------    --------        --------
     Total Increase (Decrease) in Net
      Assets..................................    47,902      142,291       48,695       102,482       89,449         61,547
Net Assets
  Beginning of Period.........................   411,025      268,734      297,661       195,179      206,602        145,055
                                                --------      --------    --------       --------    --------        --------
  End of Period...............................  $458,927     $411,025     $346,356      $297,661     $296,051       $206,602
                                                ========      ========    ========       ========    ========        ========
(1) Shares Issued and Redeemed:
  Shares Issued...............................     4,240       11,348        3,594         5,990        8,936          5,427
  Shares Issued in Lieu of Cash
   Distributions..............................       814          642          285           370          294            511
  Shares Redeemed.............................    (2,790)      (6,896)      (1,936)       (3,344)      (1,217)        (3,204)
                                                --------      --------    --------       --------    --------        --------
     Net Increase (Decrease) from Shares
      Issued and Redeemed.....................     2,264        5,094        1,943         3,016        8,013          2,734
                                                ========      ========    ========       ========    ========        ========
Undistributed Net Investment Income
 (Distributions in Excess of Net
 Investment Income)...........................  $    875     $    395     $    661      $    392     $  2,026       $    391

----------
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $1 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                DFA International Value  International Social  Emerging Markets Social
                                                ex Tobacco Portfolio    Core Equity Portfolio  Core Equity Portfolio
                                                ----------------------- ---------------------  ----------------------
                                                                                      Period
                                                Six Months      Year    Six Months   Nov. 1,   Six Months     Year
                                                   Ended       Ended       Ended    2012(a) to    Ended      Ended
                                                 April 30,    Oct. 31,   April 30,   Oct. 31,   April 30,   Oct. 31,
                                                   2014         2013       2014        2013       2014        2013
                                                -----------   --------  ----------- ---------- -----------  --------
                                                (Unaudited)             (Unaudited)            (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss).................   $ 1,955     $ 1,846    $  2,711    $  2,048   $  4,662    $ 12,168
  Net Realized Gain (Loss) on:
    Investment Securities Sold*................     1,048       1,032         271         469     (3,770)        183
    Futures....................................        --          --          --          15         --          --
    Foreign Currency Transactions..............        (1)         (1)        (13)          2        (21)       (128)
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities and Foreign
     Currency..................................     1,166      13,831       6,364      18,511    (14,030)     32,111
    Translation of Foreign Currency
     Denominated Amounts.......................        --           4           1           1         (1)          2
                                                  -------     -------    --------    --------   --------    --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations................     4,168      16,712       9,334      21,046    (13,160)     44,336
                                                  -------     -------    --------    --------   --------    --------
Distributions From:
  Net Investment Income........................    (1,389)     (2,014)     (1,730)     (1,606)    (4,345)    (11,637)
  Net Short-Term Gains.........................        --          --        (497)         --       (117)         --
  Net Long-Term Gains..........................      (380)         --         (12)         --         --     (14,134)
                                                  -------     -------    --------    --------   --------    --------
     Total Distributions.......................    (1,769)     (2,014)     (2,239)     (1,606)    (4,462)    (25,771)
                                                  -------     -------    --------    --------   --------    --------
Capital Share Transactions (1):
  Shares Issued................................       135       1,884      35,932     146,054     76,468     305,618
  Shares Issued in Lieu of Cash
   Distributions...............................     1,769       2,014       2,015       1,408      3,962      23,993
  Shares Redeemed..............................    (2,590)         --      (7,505)    (18,046)   (46,343)    (41,300)
                                                  -------     -------    --------    --------   --------    --------
     Net Increase (Decrease) from Capital
      Share Transactions.......................      (686)      3,898      30,442     129,416     34,087     288,311
                                                  -------     -------    --------    --------   --------    --------
     Total Increase (Decrease) in Net
      Assets...................................     1,713      18,596      37,537     148,856     16,465     306,876
Net Assets
  Beginning of Period..........................    77,688      59,092     148,856          --    764,187     457,311
                                                  -------     -------    --------    --------   --------    --------
  End of Period................................   $79,401     $77,688    $186,393    $148,856   $780,652    $764,187
                                                  =======     =======    ========    ========   ========    ========
(1) Shares Issued and Redeemed:
  Shares Issued................................        14         228       2,881      13,564      6,249      24,079
  Shares Issued in Lieu of Cash
   Distributions...............................       184         236         165         129        322       1,904
  Shares Redeemed..............................      (270)         --        (608)     (1,589)    (3,751)     (3,274)
                                                  -------     -------    --------    --------   --------    --------
     Net Increase (Decrease) from Shares
      Issued and Redeemed......................       (72)        464       2,438      12,104      2,820      22,709
                                                  =======     =======    ========    ========   ========    ========
Undistributed Net Investment Income
 (Distributions in Excess of Net Investment
 Income).......................................   $   714     $   148    $  1,364    $    383   $  2,093    $  1,776

----------
See page 1 for the Definitions of Abbreviations and Footnotes.
* Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $0 and $3, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                 U.S. Social Core Equity 2 Portfolio
                                                    -------------------------------------------------------------  -------------
                                                    Six Months      Year      Year      Year      Year      Year   Six Months
                                                       Ended       Ended     Ended     Ended     Ended     Ended      Ended
                                                     April 30,    Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,  April 30,
                                                       2014         2013      2012      2011      2010      2009      2014
---------------------------------------------------------------------------------------------------------------------------------
                                                    (Unaudited)                                                    (Unaudited)
Net Asset Value, Beginning of Period...............  $  12.10     $   9.31  $   8.32  $   7.83  $   6.57  $  6.12   $  14.81
                                                     --------     --------  --------  --------  --------  -------   --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).................      0.09         0.18      0.14      0.11      0.10     0.10       0.11
  Net Gains (Losses) on Securities (Realized and
   Unrealized).....................................      0.79         2.87      0.98      0.48      1.25     0.46       1.01
                                                     --------     --------  --------  --------  --------  -------   --------
   Total from Investment Operations................      0.88         3.05      1.12      0.59      1.35     0.56       1.12
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income............................     (0.08)       (0.17)    (0.13)    (0.10)    (0.09)   (0.11)     (0.10)
  Net Realized Gains...............................     (0.23)       (0.09)       --        --        --       --      (0.11)
                                                     --------     --------  --------  --------  --------  -------   --------
   Total Distributions.............................     (0.31)       (0.26)    (0.13)    (0.10)    (0.09)   (0.11)     (0.21)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.....................  $  12.67     $  12.10  $   9.31  $   8.32  $   7.83  $  6.57   $  15.72
=================================================== ===========   ========  ========  ========  ========  ======== ===========
Total Return.......................................      7.38%(C)    33.47%    13.63%     7.57%    20.75%    9.49%      7.65%(C)
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)..............  $458,927     $411,025  $268,734  $189,172  $120,881  $76,815   $346,356
Ratio of Expenses to Average Net Assets............      0.29%(D)     0.30%     0.33%     0.35%     0.33%    0.41%      0.32%(D)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers and Assumption of Expenses and/or
 Recovery of Previously Waived Fees and Fees
 Paid Indirectly)..................................      0.29%(D)     0.30%     0.33%     0.35%     0.33%    0.41%      0.32%(D)
Ratio of Net Investment Income to Average Net
 Assets............................................      1.45%(D)     1.64%     1.60%     1.28%     1.32%    1.62%      1.43%(D)
Portfolio Turnover Rate............................         4%(C)       12%       13%       12%       13%       8%         2%(C)
---------------------------------------------------------------------------------------------------------------------------------

                                                    U.S. Sustainability Core 1 Portfolio
                                                    ------------------------------------------------
                                                      Year      Year      Year      Year      Year
                                                     Ended     Ended     Ended     Ended     Ended
                                                    Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,
                                                      2013      2012      2011      2010      2009
----------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period............... $  11.43  $  10.13  $   9.57  $   8.15  $  7.39
                                                    --------  --------  --------  --------  -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).................     0.21      0.18      0.14      0.13     0.14
  Net Gains (Losses) on Securities (Realized and
   Unrealized).....................................     3.44      1.29      0.56      1.42     0.77
                                                    --------  --------  --------  --------  -------
   Total from Investment Operations................     3.65      1.47      0.70      1.55     0.91
----------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income............................    (0.22)    (0.17)    (0.14)    (0.13)   (0.15)
  Net Realized Gains...............................    (0.05)       --        --        --       --
                                                    --------  --------  --------  --------  -------
   Total Distributions.............................    (0.27)    (0.17)    (0.14)    (0.13)   (0.15)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period..................... $  14.81  $  11.43  $  10.13  $   9.57  $  8.15
=================================================== ========  ========  ========  ========  ========
Total Return.......................................    32.40%    14.60%     7.31%    19.15%   12.69%
----------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).............. $297,661  $195,179  $148,066  $127,397  $85,299
Ratio of Expenses to Average Net Assets............     0.33%     0.37%     0.37%     0.37%    0.37%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers and Assumption of Expenses and/or
 Recovery of Previously Waived Fees and Fees
 Paid Indirectly)..................................     0.33%     0.35%     0.35%     0.37%    0.47%
Ratio of Net Investment Income to Average Net
 Assets............................................     1.61%     1.63%     1.39%     1.46%    1.97%
Portfolio Turnover Rate............................        2%        9%       14%        6%      18%
----------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                               International Sustainability Core 1 Portfolio
                                                      --------------------------------------------------------------
                                                      Six Months      Year      Year       Year      Year      Year
                                                         Ended       Ended     Ended      Ended     Ended     Ended
                                                       April 30,    Oct. 31,  Oct. 31,   Oct. 31,  Oct. 31,  Oct. 31,
                                                         2014         2013      2012       2011      2010      2009
----------------------------------------------------------------------------------------------------------------------
                                                      (Unaudited)
Net Asset Value, Beginning of Period.................  $   9.79     $   7.89  $   7.73  $   8.39   $   7.70  $  6.00
                                                       --------     --------  --------  --------   --------  -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...................      0.18         0.23      0.23      0.23       0.17     0.16
  Net Gains (Losses) on Securities (Realized and
   Unrealized).......................................      0.33         1.90      0.15     (0.66)      0.68     1.70
                                                       --------     --------  --------  --------   --------  -------
   Total from Investment Operations..................      0.51         2.13      0.38     (0.43)      0.85     1.86
----------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income..............................     (0.11)       (0.23)    (0.21)    (0.23)     (0.16)   (0.16)
  Net Realized Gains.................................     (0.02)          --     (0.01)       --         --       --
                                                       --------     --------  --------  --------   --------  -------
   Total Distributions...............................     (0.13)       (0.23)    (0.22)    (0.23)     (0.16)   (0.16)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......................  $  10.17     $   9.79  $   7.89  $   7.73   $   8.39  $  7.70
===================================================== ===========   ========  ========  ========   ========  ========
Total Return.........................................      5.31%(C)    27.38%     5.18%    (5.41)%    11.29%   31.56%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)................  $296,051     $206,602  $145,055  $116,447   $106,545  $74,124
Ratio of Expenses to Average Net Assets..............      0.48%(D)     0.52%     0.57%     0.57%      0.57%    0.57%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers and Assumption of Expenses and/or Recovery
 of Previously Waived Fees and Fees Paid Indirectly).      0.48%(D)     0.50%     0.56%     0.54%      0.55%    0.66%
Ratio of Net Investment Income to Average Net Assets.      3.62%(D)     2.57%     2.96%     2.66%      2.15%    2.57%
Portfolio Turnover Rate..............................         2%(C)        2%       11%       13%         7%       7%
----------------------------------------------------------------------------------------------------------------------

                                                             DFA International Value ex Tobacco Portfolio
                                                      ----------------------------------------------------------
                                                      Six Months      Year     Year     Year      Year     Year
                                                         Ended       Ended    Ended    Ended     Ended    Ended
                                                       April 30,    Oct. 31, Oct. 31, Oct. 31,  Oct. 31, Oct. 31,
                                                         2014         2013     2012     2011      2010     2009
-----------------------------------------------------------------------------------------------------------------
                                                      (Unaudited)
Net Asset Value, Beginning of Period.................   $  9.69     $  7.82  $  7.89  $  8.87   $  8.22  $  6.33
                                                        -------     -------  -------  -------   -------  -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...................      0.25        0.24     0.26     0.27      0.19     0.20
  Net Gains (Losses) on Securities (Realized and
   Unrealized).......................................      0.28        1.89    (0.08)   (0.99)     0.64     1.90
                                                        -------     -------  -------  -------   -------  -------
   Total from Investment Operations..................      0.53        2.13     0.18    (0.72)     0.83     2.10
-----------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income..............................     (0.18)      (0.26)   (0.25)   (0.26)    (0.18)   (0.21)
  Net Realized Gains.................................     (0.05)         --       --       --        --       --
                                                        -------     -------  -------  -------   -------  -------
   Total Distributions...............................     (0.23)      (0.26)   (0.25)   (0.26)    (0.18)   (0.21)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......................   $  9.99     $  9.69  $  7.82  $  7.89   $  8.87  $  8.22
===================================================== ===========   ======== ======== ========  ======== ========
Total Return.........................................      5.54%(C)   27.77%    2.61%   (8.37)%   10.49%   33.74%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)................   $79,401     $77,688  $59,092  $52,927   $64,645  $49,627
Ratio of Expenses to Average Net Assets..............      0.56%(D)    0.60%    0.60%    0.60%     0.60%    0.60%
Ratio of Expenses to Average Net Assets (Excluding
 Waivers and Assumption of Expenses and/or Recovery
 of Previously Waived Fees and Fees Paid Indirectly).      0.54%(D)    0.56%    0.62%    0.61%     0.62%    0.70%
Ratio of Net Investment Income to Average Net Assets.      5.13%(D)    2.75%    3.43%    2.99%     2.30%    2.98%
Portfolio Turnover Rate..............................        10%(C)      16%      16%      21%       23%      32%
-----------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                               International Social Core
                                                                   Equity Portfolio
                                                             ----------------------
                                                                               Period
                                                                              Nov. 1,
                                                             Six Months       2012(a)       Six Months
                                                                Ended            to            Ended
                                                              April 30,       Oct. 31,       April 30,
                                                                2014            2013           2014
----------------------------------------------------------------------------------------------------------
                                                             (Unaudited)                    (Unaudited)
Net Asset Value, Beginning of Period........................  $  12.30     $  10.00         $  12.92
                                                              --------     --------         --------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)...........................      0.21         0.27             0.08
 Net Gains (Losses) on Securities (Realized and Unrealized).      0.48         2.27            (0.33)
                                                              --------     --------         --------
   Total from Investment Operations.........................      0.69         2.54            (0.25)
----------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income......................................     (0.13)       (0.24)           (0.07)
 Net Realized Gains.........................................     (0.04)          --               --
                                                              --------     --------         --------
   Total Distributions......................................     (0.17)       (0.24)           (0.07)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period..............................  $  12.82     $  12.30         $  12.60
===========================================================  ===========   ========        ===========
Total Return................................................      5.74%(C)    25.81%(C)        (1.87)%(C)
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).......................  $186,393     $148,856         $780,652
Ratio of Expenses to Average Net Assets.....................      0.60%(D)     0.60%(B)(D)      0.63%(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers
 and Assumption of Expenses and/or Recovery of Previously
 Waived Fees and Fees Paid Indirectly)......................      0.51%(D)     0.68%(B)(D)      0.63%(D)
Ratio of Net Investment Income to Average Net Assets........      3.39%(D)     2.44%(B)(D)      1.26%(D)
Portfolio Turnover Rate.....................................         1%(C)       14%(C)            5%(C)
----------------------------------------------------------------------------------------------------------

                                                               Emerging Markets Social Core Equity Portfolio
                                                             -------------------------------------------------


                                                               Year      Year       Year      Year      Year
                                                              Ended     Ended      Ended     Ended     Ended
                                                             Oct. 31,  Oct. 31,   Oct. 31,  Oct. 31,  Oct. 31,
                                                               2013      2012       2011      2010      2009
---------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period........................ $  12.55  $  12.33  $  14.80   $  11.51  $   6.92
                                                             --------  --------  --------   --------  --------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)...........................     0.24      0.24      0.28       0.20      0.18
 Net Gains (Losses) on Securities (Realized and Unrealized).     0.72      0.17     (1.85)      3.29      4.59
                                                             --------  --------  --------   --------  --------
   Total from Investment Operations.........................     0.96      0.41     (1.57)      3.49      4.77
---------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income......................................    (0.23)    (0.19)    (0.30)     (0.20)    (0.18)
 Net Realized Gains.........................................    (0.36)       --     (0.60)        --        --
                                                             --------  --------  --------   --------  --------
   Total Distributions......................................    (0.59)    (0.19)    (0.90)     (0.20)    (0.18)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.............................. $  12.92  $  12.55  $  12.33   $  14.80  $  11.51
===========================================================  ========  ========  ========   ========  ========
Total Return................................................     7.74%     3.41%   (11.29)%    30.63%    69.84%
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)....................... $764,187  $457,311  $435,565   $615,735  $460,705
Ratio of Expenses to Average Net Assets.....................     0.66%     0.75%     0.70%      0.67%     0.70%
Ratio of Expenses to Average Net Assets (Excluding Waivers
 and Assumption of Expenses and/or Recovery of Previously
 Waived Fees and Fees Paid Indirectly)......................     0.66%     0.75%     0.71%      0.67%     0.70%
Ratio of Net Investment Income to Average Net Assets........     1.94%     1.92%     1.99%      1.57%     2.10%
Portfolio Turnover Rate.....................................        2%       44%       28%        14%        4%
---------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)

A. Organization:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company whose shares are offered, without a sales charge, generally to institutional investors and clients of registered investment advisors. The Fund offers seventy-seven operational portfolios, six of which, U.S. Social Core Equity 2 Portfolio, U.S. Sustainability Core 1 Portfolio, International Sustainability Core 1 Portfolio, DFA International Value ex Tobacco Portfolio, International Social Core Equity Portfolio and Emerging Markets Social Core Equity Portfolio (the "Portfolios"), are included in this report. The remaining seventy-one portfolios are presented in separate reports.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by U.S. Social Core Equity 2 Portfolio and U.S. Sustainability Core 1 Portfolio (the "Domestic Equity Portfolios") and International Sustainability Core 1 Portfolio, DFA International Value ex Tobacco Portfolio, International Social Core Equity Portfolio and Emerging Markets Social Core Equity Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price at the close of the exchanges on which they are principally traded (official closing price). International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices which approximate fair value. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of Dimensional Fund Advisors LP) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the

Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT, the previous day), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of the International Equity Portfolios have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolios recognize transfers between the levels as of the end of the period. As of April 30, 2014, the Emerging Markets Social Core Equity Portfolio had significant transfers of securities with a total value of $63,842 (in thousands) that transferred from Level 2 to Level 1 because fair value procedures were no longer applied. At October 31, 2013, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

   2. Foreign Currency Translation: Securities and other assets and liabilities of the International Equity Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

   3. Deferred Compensation Plan: Each eligible Director/Trustee of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2014, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   The International Equity Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   Emerging Markets Social Core Equity Portfolio is subject to a 15% tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The capital gains taxes are recognized when the capital gains are earned.

C. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides investment advisory services to the Portfolios. For the six months ended April 30, 2014, the Portfolios' investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

              U.S. Social Core Equity 2 Portfolio........... 0.25%
              U.S. Sustainability Core 1 Portfolio.......... 0.29%
              International Sustainability Core 1 Portfolio. 0.42%
              DFA International Value ex Tobacco Portfolio.. 0.45%
              International Social Core Equity Portfolio.... 0.37%
              Emerging Markets Social Core Equity Portfolio. 0.55%

   Pursuant to an Amended Fee Waiver and/or Expense Assumption Agreement (the "Fee Waiver Agreement"), the Advisor has contractually agreed to waive all or a portion of its advisory fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreement for the Portfolios below will remain in effect through February 28, 2015, and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the six months ended
April 30, 2014, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and previously waived fees subject to future recovery by the Advisor as reflected below (amounts in thousands). The Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

                                                                                         Previously
                                                                         Recovery       Waived Fees/
                                                                      of Previously   Expenses Assumed
                                                        Expense        Waived Fees/   Subject to Future
                                                   Limitation Amount Expenses Assumed     Recovery
                                                   ----------------- ---------------- -----------------
U.S. Social Core Equity 2 Portfolio (1)...........       0.60%              --               --
U.S. Sustainability Core 1 Portfolio (2)..........       0.37%              --               --
International Sustainability Core 1 Portfolio (2).       0.57%              --               --
DFA International Value ex Tobacco
  Portfolio (3)...................................       0.60%             $ 8               --
International Social Core Equity Portfolio (2)....       0.60%              74               --
Emerging Markets Social Core Equity
  Portfolio (2)...................................       0.85%              --               --

   (1) The Advisor has contractually agreed to waive all or a portion of its advisory fee to the extent necessary to reduce the Portfolio's ordinary operating expenses (excluding expenses incurred through its investment in other investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") so that the Portfolio Expenses do not exceed the rate listed above as a percentage of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount.

   (2) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume the ordinary operating expenses of the Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount.

   (3) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume the Portfolio's expenses (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses to the rate listed above as a percentage of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses are less than the Portfolio's Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount.

Earned Income Credit:

   In addition, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of each Portfolio's custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. During the six months ended April 30, 2014, expenses reduced were as follows (amounts in thousands):

                                                          Fees Paid
                                                          Indirectly
                                                          ----------
           International Sustainability Core 1 Portfolio.    $ 1
           DFA International Value ex Tobacco Portfolio..     --
           International Social Core Equity Portfolio....     --
           Emerging Markets Social Core Equity Portfolio.      1

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2014, the total related amounts paid by the Fund to the CCO were $130 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

   At April 30, 2014, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

               U.S. Social Core Equity 2 Portfolio........... $ 6
               U.S. Sustainability Core 1 Portfolio..........   5
               International Sustainability Core 1 Portfolio.   4
               DFA International Value ex Tobacco Portfolio..   2
               International Social Core Equity Portfolio....   1
               Emerging Markets Social Core Equity Portfolio.  19

E. Purchases and Sales of Securities:

   For the six months ended April 30, 2014, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

                                                       Purchases  Sales
                                                       --------- -------
        U.S. Social Core Equity 2 Portfolio...........  $37,194  $15,603
        U.S. Sustainability Core 1 Portfolio..........   35,402    7,477
        International Sustainability Core 1 Portfolio.   81,509    4,291
        DFA International Value ex Tobacco Portfolio..    7,437    8,804
        International Social Core Equity Portfolio....   31,394    2,325
        Emerging Markets Social Core Equity Portfolio.   67,429   35,131

   There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2013, primarily attributable to net foreign currency gains/losses, foreign capital gains tax, tax equalization, non-deductible expenses, realized gains on securities considered to be "passive foreign investment companies", and the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                                  Increase       Increase
                                                                 (Decrease)     (Decrease)
                                                  Increase     Undistributed   Accumulated
                                                 (Decrease)    Net Investment  Net Realized
                                               Paid-In Capital     Income     Gains (Losses)
                                               --------------- -------------- --------------
U.S. Social Core Equity 2 Portfolio...........      $639           $(243)         $(396)
U.S. Sustainability Core 1 Portfolio..........       206            (127)           (79)
International Sustainability Core 1 Portfolio.       110            (111)             1
DFA International Value ex Tobacco Portfolio..        --              12            (12)
International Social Core Equity Portfolio....        83             (59)           (24)
Emerging Markets Social Core Equity Portfolio.        --             (58)            58

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2012 and October 31, 2013 were as follows (amounts in thousands):

                                               Net Investment
                                                   Income
                                               and Short-Term   Long-Term
                                               Capital Gains  Capital Gains  Total
                                               -------------- ------------- -------
U.S. Social Core Equity 2 Portfolio
2012..........................................    $ 3,292        $   115    $ 3,407
2013..........................................      5,251          2,745      7,996
U.S. Sustainability Core 1 Portfolio
2012..........................................      2,611             --      2,611
2013..........................................      3,999            913      4,912
International Sustainability Core 1 Portfolio
2012..........................................      3,619             91      3,710
2013..........................................      4,537             --      4,537
DFA International Value ex Tobacco Portfolio
2012..........................................      1,801             --      1,801
2013..........................................      2,014             --      2,014
International Social Core Equity Portfolio
2013..........................................      1,606             --      1,606
Emerging Markets Social Core Equity Portfolio
2012..........................................      7,239          3,548     10,787
2013..........................................     11,666         14,105     25,771

   At October 31, 2013, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                               Net Investment
                                                   Income
                                               and Short-Term   Long-Term
                                               Capital Gains  Capital Gains Total
                                               -------------- ------------- -----
U.S. Social Core Equity 2 Portfolio...........      $280          $359      $639
U.S. Sustainability Core 1 Portfolio..........       135            71       206
International Sustainability Core 1 Portfolio.       100            10       110
International Social Core Equity Portfolio....        94            --        94

   At October 31, 2013, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                               Undistributed                               Total Net
                                               Net Investment                            Distributable
                                                 Income and   Undistributed  Unrealized    Earnings
                                                 Short-Term     Long-Term   Appreciation (Accumulated
                                               Capital Gains  Capital Gains Depreciation    Losses)
                                               -------------- ------------- ------------ -------------
U.S. Social Core Equity 2 Portfolio...........     $  942        $7,221       $113,914     $122,077
U.S. Sustainability Core 1 Portfolio..........        596         2,127        100,557      103,280
International Sustainability Core 1 Portfolio.        578           453         38,304       39,336
DFA International Value ex Tobacco Portfolio..        174           376          6,352        6,902
International Social Core Equity Portfolio....        961             9         18,387       19,357
Emerging Markets Social Core Equity Portfolio.      3,163            --         79,552       82,715

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

   During the year ended October 31, 2013, the Portfolios utilized the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

              International Sustainability Core 1 Portfolio. $ 55
              DFA International Value ex Tobacco Portfolio..  645

   At April 30, 2014, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                         Net
                                                                                      Unrealized
                                               Federal   Unrealized    Unrealized    Appreciation
                                               Tax Cost Appreciation (Depreciation) (Depreciation)
                                               -------- ------------ -------------- --------------
U.S. Social Core Equity 2 Portfolio........... $373,176   $144,201      $ (6,002)      $138,199
U.S. Sustainability Core 1 Portfolio..........  262,219    122,854        (3,375)       119,479
International Sustainability Core 1 Portfolio.  277,515     58,919       (11,744)        47,175
DFA International Value ex Tobacco Portfolio..   78,513     14,024        (6,507)         7,517
International Social Core Equity Portfolio....  180,757     29,372        (4,623)        24,749
Emerging Markets Social Core Equity Portfolio.  764,694    140,781       (75,293)        65,488

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in any Portfolio's financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

H. Line of Credit:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit was scheduled to expire on March 3, 2014, however, effective March 3, 2014, the term was extended until March 2, 2015.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 10, 2014 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 9, 2015.

   For the six months ended April 30, 2014, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                 Weighted      Weighted    Number of   Interest Maximum Amount
                                                  Average    Average Loan     Days     Expense  Borrowed During
                                               Interest Rate   Balance    Outstanding* Incurred   the Period
                                               ------------- ------------ ------------ -------- ---------------
U.S. Social Core Equity 2 Portfolio...........     0.85%        $1,072         23        $ 1        $3,477
U.S. Sustainability Core 1 Portfolio..........     0.84%           220          4         --           255
International Sustainability Core 1 Portfolio.     0.83%           482          3         --           482
DFA International Value ex Tobacco Portfolio..     0.83%           248         31         --         2,477
International Social Core Equity Portfolio....     0.84%           382         13         --           693
Emerging Markets Social Core Equity Portfolio.     0.84%         2,416         20          1         9,215

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2014, that each Portfolio's available line of credit was utilized.

   At April 30, 2014, Emerging Markets Social Core Equity Portfolio had loans outstanding of $1,175 (amount in thousands).

I. Securities Lending:

   As of April 30, 2014, the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. In addition, the following Portfolios received non-cash collateral consisting of short and/or long term U.S. Treasury securities (amounts in thousands):

                                                            Market
                                                            Value
                                                            -------
             International Sustainability Core 1 Portfolio. $ 1,327
             DFA International Value ex Tobacco Portfolio..     268
             International Social Core Equity Portfolio....     462
             Emerging Markets Social Core Equity Portfolio.  15,412

   The Portfolios invest the cash collateral, as described below, and record a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies,
(ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

   Subject to their stated investment policies, the Portfolios will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. The Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, the Portfolios will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Other:

   At April 30, 2014, the following number of shareholders held the following approximate percentages of the stated fund outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                Approximate
                                                                 Percentage
                                                   Number of   of Outstanding
                                                  Shareholders     Shares
                                                  ------------ --------------
   U.S. Social Core Equity 2 Portfolio...........      5             71%
   U.S. Sustainability Core 1 Portfolio..........      4             89%
   International Sustainability Core 1 Portfolio.      4             85%
   DFA International Value ex Tobacco Portfolio..      3             95%
   International Social Core Equity Portfolio....      6             61%
   Emerging Markets Social Core Equity Portfolio.      4             41%

L. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Portfolios and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning
July 1st and ending June 30th.

               BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

   At the Board meeting held on December 13, 2013 (the "Meeting"), the Board of Directors of DFA Investment Dimensions Group Inc. (the "Board") considered the continuation of the investment advisory agreements for each portfolio (collectively, the "Funds") and, if applicable, a Fund's sub-advisory agreements. For certain Funds, Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as sub-advisors. (The investment advisory agreements and the sub-advisory agreements are referred to as the "Advisory Agreements," and the Advisor and sub-advisors are referred to as the "Advisor.")

   Prior to the Meeting, independent counsel to the Independent Board Members sent to the Advisor a request for information, which identified the information that the Independent Board Members wished to receive in order to consider the continuation of the Advisory Agreements. The Independent Board Members met with their independent counsel in advance of the Meeting to discuss the materials provided by the Advisor, the independent reports prepared by Morningstar Associates, LLC (the "Morningstar Reports"), and issues related to the continuation of the Advisory Agreements. Also in advance of the Meeting, management provided additional materials to address and respond to questions that the Independent Board Members posed after their review and analysis of materials provided by the Advisor and the Morningstar Reports.

   At the Meeting, the Board considered a number of factors when considering the continuation of each Advisory Agreement for a Fund, including: (i) the nature, extent and quality of services provided by the Advisor to each Fund;
(ii) the performance of each Fund and the Advisor; (iii) the fees and expenses borne by each Fund; (iv) the profitability realized by the Advisor from the relationship with each Fund; and (v) whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of the advisory fee charged.

   When considering the nature and quality of the services provided by the Advisor to a Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals currently providing management services to the Fund; and (c) the Advisor's investment advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment management services provided by the Advisor. After analyzing the caliber of services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

   In considering the performance of each Fund, the Board analyzed the Morningstar Reports, which compared the performance of each Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of each Fund and its benchmark index, along with the Advisor's explanation of the performance. The Board concluded that the Advisor's explanations provided a sound basis for understanding the comparative performance of the Funds. The Board determined based on the Fund's investment strategies and the expectations of its shareholder base, among other things, that the performance of each Fund was reasonable as compared with relevant performance standards.

   When considering the fees and expenses borne by each Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services as provided in the Morningstar Reports. The Board concluded that the advisory fees and total expenses of each Fund over various periods were favorable in relation to those of its peer funds, and that the advisory fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

   The Board considered the profitability of each Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing services to each Fund. The Board considered the profitability to the Advisor of managing and servicing the Funds and the Advisor's unregistered clients, such as collective trusts, group trusts and separate accounts. Upon closely examining the Advisor's profitability, the Board concluded, among other things, that it was reasonable.

   The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

 [LOGO]                                                        DFA043014-014S

[LOGO]

SEMI-ANNUAL REPORT
six months ended: April 30, 2014 (Unaudited)

DFA Investment Dimensions Group Inc.
Tax-Managed U.S. Marketwide Value Portfolio
Tax-Managed U.S. Equity Portfolio
Tax-Managed U.S. Targeted Value Portfolio
Tax-Managed U.S. Small Cap Portfolio
T.A. U.S. Core Equity 2 Portfolio
Tax-Managed DFA International Value Portfolio
T.A. World ex U.S. Core Equity Portfolio

The DFA Investment Trust Company
Tax-Managed U.S. Marketwide Value Series

[LOGO]

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

May 2014

Dear Fellow Shareholder,

Since our founding 33 years ago, Dimensional has grown into a global asset management firm. We believe well-functioning markets that bring together investors who supply capital with companies that put capital to work are what make our business and investment approach successful.

At Dimensional, we combine insights gained from academia and a belief in the power of markets with decades of practical experience implementing in competitive markets. By applying this approach, we have built up a long and compelling track record across global equity and fixed income markets.

Sincerely,

/s/ David G. Booth


David G. Booth
Chairman and Co-Chief Executive Officer

                              SEMI-ANNUAL REPORT
                                  (Unaudited)

                               Table of Contents

                                                                                 Page
                                                                                 ----
Letter to Shareholders
Definitions of Abbreviations and Footnotes......................................   1
DFA Investment Dimensions Group Inc.
   Disclosure of Fund Expenses..................................................   2
   Disclosure of Portfolio Holdings.............................................   4
   Schedule of Investments/Summary Schedules of Portfolio Holdings
       Tax-Managed U.S. Marketwide Value Portfolio..............................   6
       Tax-Managed U.S. Equity Portfolio........................................   7
       Tax-Managed U.S. Targeted Value Portfolio................................  10
       Tax-Managed U.S. Small Cap Portfolio.....................................  13
       T.A. U.S. Core Equity 2 Portfolio........................................  16
       Tax-Managed DFA International Value Portfolio............................  19
       T.A. World ex U.S. Core Equity Portfolio.................................  23
   Statements of Assets and Liabilities.........................................  29
   Statements of Operations.....................................................  31
   Statements of Changes in Net Assets..........................................  33
   Financial Highlights.........................................................  35
   Notes to Financial Statements................................................  39
The DFA Investment Trust Company - The Tax-Managed U.S. Marketwide Value Series
   Disclosure of Fund Expenses..................................................  50
   Disclosure of Portfolio Holdings.............................................  51
   Summary Schedule of Portfolio Holdings.......................................  52
   Statement of Assets and Liabilities..........................................  55
   Statement of Operations......................................................  56
   Statements of Changes in Net Assets..........................................  57
   Financial Highlights.........................................................  58
   Notes to Financial Statements................................................  59
Voting Proxies on Fund Portfolio Securities.....................................  63
Board Approval of Investment Advisory Agreements................................  64

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       THE DFA INVESTMENT TRUST COMPANY

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings
----------------------------------------------------------------

Investment Abbreviations
ADR     American Depositary Receipt
P.L.C.  Public Limited Company

Investment Footnotes
+       See Note B to Financial Statements.
++      Securities have generally been fair valued. See Note B to Financial Statements.
**      Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or
        Partial Securities on Loan and/or Non-Income Producing Securities.
*       Non-Income Producing Securities.
#       Total or Partial Securities on Loan.
@       Security purchased with cash proceeds from Securities on Loan.
(S)     Affiliated Fund.

Financial Highlights
--------------------
(A)     Computed using average shares outstanding.
(B)     Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
        Master Funds.
(C)     Non-Annualized
(D)     Annualized

All Statements, Schedules and Notes to Financial Statements
-----------------------------------------------------------
--      Amounts designated as -- are either zero or rounded to zero.
SEC     Securities and Exchange Commission

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)

   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                       Six Months Ended April 30, 2014
EXPENSE TABLES
                                               Beginning  Ending              Expenses
                                                Account  Account   Annualized   Paid
                                                 Value    Value     Expense    During
                                               11/01/13  04/30/14    Ratio*   Period*
                                               --------- --------- ---------- --------
Tax-Managed U.S. Marketwide Value Portfolio**
---------------------------------------------
Actual Fund Return                             $1,000.00 $1,083.20    0.37%    $1.91
Hypothetical 5% Annual Return                  $1,000.00 $1,022.96    0.37%    $1.86

Tax-Managed U.S. Equity Portfolio
---------------------------------
Actual Fund Return                             $1,000.00 $1,077.70    0.22%    $1.13
Hypothetical 5% Annual Return                  $1,000.00 $1,023.70    0.22%    $1.10

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                               Beginning  Ending              Expenses
                                                Account  Account   Annualized   Paid
                                                 Value    Value     Expense    During
                                               11/01/13  04/30/14    Ratio*   Period*
                                               --------- --------- ---------- --------
Tax-Managed U.S. Targeted Value Portfolio
-----------------------------------------
Actual Fund Return                             $1,000.00 $1,073.70    0.43%    $2.21
Hypothetical 5% Annual Return                  $1,000.00 $1,022.66    0.43%    $2.16

Tax-Managed U.S. Small Cap Portfolio
------------------------------------
Actual Fund Return                             $1,000.00 $1,046.40    0.52%    $2.64
Hypothetical 5% Annual Return                  $1,000.00 $1,022.22    0.52%    $2.61

T.A. U.S. Core Equity 2 Portfolio
---------------------------------
Actual Fund Return                             $1,000.00 $1,078.10    0.24%    $1.24
Hypothetical 5% Annual Return                  $1,000.00 $1,023.60    0.24%    $1.20

Tax-Managed DFA International Value Portfolio
---------------------------------------------
Actual Fund Return                             $1,000.00 $1,051.10    0.53%    $2.70
Hypothetical 5% Annual Return                  $1,000.00 $1,022.17    0.53%    $2.66

T.A. World ex U.S. Core Equity Portfolio
----------------------------------------
Actual Fund Return                             $1,000.00 $1,041.60    0.45%    $2.28
Hypothetical 5% Annual Return                  $1,000.00 $1,022.56    0.45%    $2.26

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

**The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund (Affiliated Investment Company).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on March 31, 2014. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

   The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Affiliated Investment Company's holdings which reflect the investments by category.

FEEDER FUND

                                                Affiliated Investment Company
                                                -----------------------------
   Tax-Managed U.S. Marketwide Value Portfolio.             100.0%

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

                       Tax-Managed U.S. Equity Portfolio
              Consumer Discretionary.......................  13.0%
              Consumer Staples.............................   9.0%
              Energy.......................................  10.2%
              Financials...................................  14.4%
              Health Care..................................  13.0%
              Industrials..................................  12.1%
              Information Technology.......................  18.7%
              Materials....................................   4.0%
              Other........................................    --
              Real Estate Investment Trusts................   0.1%
              Telecommunication Services...................   2.2%
              Utilities....................................   3.3%
                                                            -----
                                                            100.0%

                   Tax-Managed U.S. Targeted Value Portfolio
              Consumer Discretionary.......................  15.7%
              Consumer Staples.............................   3.7%
              Energy.......................................   9.9%
              Financials...................................  25.3%
              Health Care..................................   5.9%
              Industrials..................................  16.8%
              Information Technology.......................  13.2%
              Materials....................................   8.3%
              Other........................................    --
              Real Estate Investment Trusts................   0.1%
              Telecommunication Services...................   0.7%
              Utilities....................................   0.4%
                                                            -----
                                                            100.0%

                     Tax-Managed U.S. Small Cap Portfolio
              Consumer Discretionary.......................  16.0%
              Consumer Staples.............................   4.3%
              Energy.......................................   6.4%
              Financials...................................  19.6%
              Health Care..................................   9.4%
              Industrials..................................  18.5%
              Information Technology.......................  16.9%
              Materials....................................   5.4%
              Other........................................    --
              Real Estate Investment Trusts................   0.1%
              Telecommunication Services...................   0.8%
              Utilities....................................   2.6%
                                                            -----
                                                            100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS
CONTINUED

                       T.A. U.S. Core Equity 2 Portfolio
              Consumer Discretionary.......................  13.4%
              Consumer Staples.............................   6.1%
              Energy.......................................  12.3%
              Financials...................................  18.5%
              Health Care..................................  10.8%
              Industrials..................................  14.0%
              Information Technology.......................  15.3%
              Materials....................................   5.1%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   2.5%
              Utilities....................................   2.0%
                                                            -----
                                                            100.0%

                 Tax-Managed DFA International Value Portfolio
              Consumer Discretionary.......................   9.3%
              Consumer Staples.............................   4.5%
              Energy.......................................  14.1%
              Financials...................................  34.7%
              Health Care..................................   3.7%
              Industrials..................................   9.7%
              Information Technology.......................   3.7%
              Materials....................................  11.6%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   4.9%
              Utilities....................................   3.8%
                                                            -----
                                                            100.0%

                   T.A. World ex U.S. Core Equity Portfolio
              Consumer Discretionary.......................  13.9%
              Consumer Staples.............................   7.0%
              Energy.......................................   9.0%
              Financials...................................  24.2%
              Health Care..................................   5.3%
              Industrials..................................  15.8%
              Information Technology.......................   7.4%
              Materials....................................  11.1%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   3.3%
              Utilities....................................   3.0%
                                                            -----
                                                            100.0%

                  TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)


                                                                    Value+
                                                                --------------
 AFFILIATED INVESTMENT COMPANY -- (100.0%)
 Investment in The Tax-Managed U.S. Marketwide Value Series of
   The DFA Investment Trust Company............................ $3,398,993,021
                                                                --------------
    TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY
      (Cost $1,903,623,358).................................... $3,398,993,021
                                                                ==============

Summary of the Portfolio's Master Fund's investments as of April 30, 2014, based on their valuation inputs, is located within this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                       TAX-MANAGED U.S. EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                 Percentage
                                         Shares      Value+    of Net Assets**
                                         ------      ------    ---------------
 COMMON STOCKS -- (94.5%)
 Consumer Discretionary -- (12.2%)
 *   Amazon.com, Inc...................    39,712 $ 12,077,611            0.6%
     Comcast Corp. Class A.............   227,903   11,796,259            0.6%
     Home Depot, Inc. (The)............   151,412   12,038,768            0.6%
     McDonald's Corp...................   107,641   10,912,645            0.5%
     Walt Disney Co. (The).............   183,316   14,544,291            0.7%
     Other Securities..................            216,990,782            9.9%
                                                  ------------           -----
 Total Consumer Discretionary..........            278,360,356           12.9%
                                                  ------------           -----
 Consumer Staples -- (8.5%)
     Altria Group, Inc.................   214,752    8,613,703            0.4%
     Coca-Cola Co. (The)...............   431,559   17,603,292            0.8%
     CVS Caremark Corp.................   132,004    9,599,331            0.5%
     PepsiCo, Inc......................   166,178   14,273,028            0.7%
     Philip Morris International, Inc..   170,074   14,529,422            0.7%
     Procter & Gamble Co. (The)........   295,232   24,371,402            1.1%
     Wal-Mart Stores, Inc..............   174,326   13,895,525            0.7%
     Other Securities..................             90,125,097            4.1%
                                                  ------------           -----
 Total Consumer Staples................            193,010,800            9.0%
                                                  ------------           -----
 Energy -- (9.7%)
     Chevron Corp......................   207,657   26,065,107            1.2%
     ConocoPhillips....................   124,357    9,240,969            0.4%
     Exxon Mobil Corp..................   475,705   48,716,949            2.3%
     Occidental Petroleum Corp.........    86,556    8,287,737            0.4%
     Schlumberger, Ltd.................   141,594   14,378,871            0.7%
     Other Securities..................            112,946,378            5.2%
                                                  ------------           -----
 Total Energy..........................            219,636,011           10.2%
                                                  ------------           -----
 Financials -- (13.6%)
     American Express Co...............   104,440    9,131,189            0.4%
     Bank of America Corp.............. 1,155,107   17,488,320            0.8%
 *   Berkshire Hathaway, Inc. Class B..   193,795   24,970,486            1.2%
     Citigroup, Inc....................   326,044   15,620,768            0.7%
     JPMorgan Chase & Co...............   407,567   22,815,601            1.1%
     Wells Fargo & Co..................   543,241   26,966,483            1.3%
     Other Securities..................            192,291,539            8.9%
                                                  ------------           -----
 Total Financials......................            309,284,386           14.4%
                                                  ------------           -----
 Health Care -- (12.3%)
     AbbVie, Inc.......................   171,168    8,914,429            0.4%
     Amgen, Inc........................    81,177    9,071,530            0.4%
     Bristol-Myers Squibb Co...........   177,688    8,900,392            0.4%
 *   Gilead Sciences, Inc..............   165,726   13,007,834            0.6%
     Johnson & Johnson.................   305,805   30,974,988            1.5%
     Merck & Co., Inc..................   314,073   18,392,115            0.9%
     Pfizer, Inc.......................   704,127   22,025,093            1.0%
     UnitedHealth Group, Inc...........   108,703    8,157,073            0.4%
     Other Securities..................            160,948,040            7.4%
                                                  ------------           -----
 Total Health Care.....................            280,391,494           13.0%
                                                  ------------           -----
 Industrials -- (11.5%)
     3M Co.............................    70,092    9,749,096            0.5%
     Boeing Co. (The)..................    77,367    9,981,890            0.5%

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                                                      Percentage
                                                           Shares        Value+     of Net Assets**
                                                           ------        ------     ---------------
Industrials -- (Continued)
      General Electric Co................................  1,098,105 $   29,528,043            1.4%
      Union Pacific Corp.................................     50,016      9,524,547            0.5%
      United Technologies Corp...........................     93,907     11,112,015            0.5%
      Other Securities...................................               190,381,687            8.7%
                                                                     --------------          ------
Total Industrials........................................               260,277,278           12.1%
                                                                     --------------          ------
Information Technology -- (17.7%)
      Apple, Inc.........................................     96,789     57,114,221            2.7%
      Cisco Systems, Inc.................................    566,126     13,083,172            0.6%
*     Facebook, Inc. Class A.............................    176,180     10,532,040            0.5%
*     Google, Inc. Class A...............................     30,123     16,112,190            0.8%
*     Google, Inc. Class C...............................     30,123     15,864,579            0.8%
      Intel Corp.........................................    538,727     14,378,624            0.7%
      International Business Machines Corp...............    104,744     20,579,054            1.0%
      MasterCard, Inc. Class A...........................    124,910      9,187,130            0.4%
      Microsoft Corp.....................................    857,750     34,653,100            1.6%
      Oracle Corp........................................    400,229     16,361,362            0.8%
      QUALCOMM, Inc......................................    184,909     14,554,187            0.7%
      Visa, Inc. Class A.................................     55,143     11,172,523            0.5%
      Other Securities...................................               168,918,746            7.6%
                                                                     --------------          ------
Total Information Technology.............................               402,510,928           18.7%
                                                                     --------------          ------
Materials -- (3.8%)
      Other Securities...................................                86,317,451            4.0%
                                                                     --------------          ------
Other -- (0.0%)
      Other Securities...................................                        --            0.0%
                                                                     --------------          ------
Real Estate Investment Trusts -- (0.1%)
      Other Securities...................................                 2,336,118            0.1%
                                                                     --------------          ------
Telecommunication Services -- (2.0%)
      AT&T, Inc..........................................    570,785     20,377,025            1.0%
      Verizon Communications, Inc........................    377,573     17,643,986            0.8%
      Other Securities...................................                 8,149,132            0.3%
                                                                     --------------          ------
Total Telecommunication Services.........................                46,170,143            2.1%
                                                                     --------------          ------
Utilities -- (3.1%)
      Other Securities...................................                70,705,446            3.3%
                                                                     --------------          ------
TOTAL COMMON STOCKS......................................             2,149,000,411           99.8%
                                                                     --------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities...................................                    19,339            0.0%
                                                                     --------------          ------

TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional Liquid Reserves, 0.074%.  6,797,299      6,797,299            0.3%
                                                                     --------------          ------

                                                           Shares/
                                                            Face
                                                           Amount
                                                           -------         -               -
                                                            (000)
SECURITIES LENDING COLLATERAL -- (5.2%)
(S)@  DFA Short Term Investment Fund..................... 10,243,036    118,511,924            5.5%
                                                                     --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,187,944,743)................................              $2,274,328,973          105.6%
                                                                     ==============          ======

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      Investments in Securities (Market Value)
                                 --------------------------------------------------
                                    Level 1       Level 2    Level 3     Total
                                 -------------- ------------ ------- --------------
Common Stocks
  Consumer Discretionary........ $  278,360,356           --   --    $  278,360,356
  Consumer Staples..............    193,010,800           --   --       193,010,800
  Energy........................    219,636,011           --   --       219,636,011
  Financials....................    309,284,232 $        154   --       309,284,386
  Health Care...................    280,388,250        3,244   --       280,391,494
  Industrials...................    260,277,278           --   --       260,277,278
  Information Technology........    402,510,928           --   --       402,510,928
  Materials.....................     86,317,451           --   --        86,317,451
  Other.........................             --           --   --                --
  Real Estate Investment Trusts.      2,336,118           --   --         2,336,118
  Telecommunication Services....     46,170,143           --   --        46,170,143
  Utilities.....................     70,705,446           --   --        70,705,446
Rights/Warrants.................             --       19,339   --            19,339
Temporary Cash Investments......      6,797,299           --   --         6,797,299
Securities Lending Collateral...             --  118,511,924   --       118,511,924
                                 -------------- ------------   --    --------------
TOTAL........................... $2,155,794,312 $118,534,661   --    $2,274,328,973
                                 ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                   TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                     Percentage
                                             Shares      Value+    of Net Assets**
                                             ------      ------    ---------------
COMMON STOCKS -- (87.7%)
Consumer Discretionary -- (13.8%)
#*  Cabela's, Inc..........................   208,284 $ 13,665,513            0.4%
    Dillard's, Inc. Class A................   254,247   24,898,409            0.7%
#   GameStop Corp. Class A.................   431,501   17,121,960            0.5%
#*  Iconix Brand Group, Inc................   357,800   15,206,500            0.5%
#   Lennar Corp. Class A...................   309,800   11,955,182            0.4%
*   Mohawk Industries, Inc.................    95,662   12,666,605            0.4%
    Other Securities.......................            435,777,435           12.7%
                                                      ------------          ------
Total Consumer Discretionary...............            531,291,604           15.6%
                                                      ------------          ------
Consumer Staples -- (3.2%)
*   Constellation Brands, Inc. Class A.....   317,371   25,338,901            0.8%
    Other Securities.......................            100,354,346            2.9%
                                                      ------------          ------
Total Consumer Staples.....................            125,693,247            3.7%
                                                      ------------          ------
Energy -- (8.7%)
    Bristow Group, Inc.....................   174,943   13,435,622            0.4%
#   Exterran Holdings, Inc.................   320,367   13,782,188            0.4%
#*  Helix Energy Solutions Group, Inc......   562,740   13,528,270            0.4%
    Nabors Industries, Ltd.................   538,310   13,737,671            0.4%
    Patterson-UTI Energy, Inc..............   473,266   15,395,343            0.5%
    Tesoro Corp............................   419,582   23,618,271            0.7%
#   Western Refining, Inc..................   378,467   16,463,315            0.5%
*   Whiting Petroleum Corp.................   170,705   12,584,373            0.4%
    Other Securities.......................            213,454,487            6.2%
                                                      ------------          ------
Total Energy...............................            335,999,540            9.9%
                                                      ------------          ------
Financials -- (22.2%)
    Allied World Assurance Co. Holdings AG.   155,508   16,746,657            0.5%
*   American Capital, Ltd.................. 1,164,025   17,448,735            0.5%
    American Financial Group, Inc..........   370,385   21,641,596            0.6%
    Assurant, Inc..........................   331,133   22,321,676            0.7%
    Axis Capital Holdings, Ltd.............   302,382   13,833,976            0.4%
    CNO Financial Group, Inc............... 1,264,042   21,804,724            0.7%
*   E*TRADE Financial Corp.................   585,382   13,141,826            0.4%
    Everest Re Group, Ltd..................   104,016   16,437,648            0.5%
*   Genworth Financial, Inc. Class A.......   923,584   16,485,974            0.5%
#   Legg Mason, Inc........................   349,011   16,365,126            0.5%
    NASDAQ OMX Group, Inc. (The)...........   408,569   15,076,196            0.5%
    PartnerRe, Ltd.........................   163,753   17,259,566            0.5%
    Protective Life Corp...................   263,755   13,491,068            0.4%
    Reinsurance Group of America, Inc......   235,808   18,088,832            0.5%
    Other Securities.......................            618,034,366           18.0%
                                                      ------------          ------
Total Financials...........................            858,177,966           25.2%
                                                      ------------          ------
Health Care -- (5.2%)
*   LifePoint Hospitals, Inc...............   217,249   12,148,564            0.4%
    Omnicare, Inc..........................   317,727   18,831,679            0.6%
    Other Securities.......................            169,985,284            4.9%
                                                      ------------          ------
Total Health Care..........................            200,965,527            5.9%
                                                      ------------          ------
Industrials -- (14.8%)
    AMERCO.................................    88,302   22,085,213            0.7%
#*  Avis Budget Group, Inc.................   549,560   28,901,360            0.9%

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                      Percentage
                                                           Shares        Value+     of Net Assets**
                                                           ------        ------     ---------------
Industrials -- (Continued)
      Curtiss-Wright Corp................................    193,210 $   12,353,847            0.4%
*     Esterline Technologies Corp........................    124,499     13,572,881            0.4%
      GATX Corp..........................................    210,848     13,837,954            0.4%
      Owens Corning......................................    367,806     15,024,875            0.5%
      Ryder System, Inc..................................    233,530     19,191,495            0.6%
      Trinity Industries, Inc............................    277,414     20,822,695            0.6%
      Other Securities...................................               424,142,234           12.3%
                                                                     --------------          ------
Total Industrials........................................               569,932,554           16.8%
                                                                     --------------          ------
Information Technology -- (11.6%)
*     Arrow Electronics, Inc.............................    351,633     19,955,173            0.6%
      Avnet, Inc.........................................    307,290     13,253,418            0.4%
#*    First Solar, Inc...................................    234,322     15,814,392            0.5%
*     Ingram Micro, Inc. Class A.........................    553,452     14,921,066            0.4%
      Marvell Technology Group, Ltd......................    827,739     13,127,941            0.4%
*     SYNNEX Corp........................................    188,595     12,707,531            0.4%
      Other Securities...................................               357,361,465           10.4%
                                                                     --------------          ------
Total Information Technology.............................               447,140,986           13.1%
                                                                     --------------          ------
Materials -- (7.2%)
      Ashland, Inc.......................................    159,881     15,444,505            0.5%
      MeadWestvaco Corp..................................    386,074     15,083,911            0.4%
      Reliance Steel & Aluminum Co.......................    200,657     14,210,529            0.4%
      Rock-Tenn Co. Class A..............................    149,967     14,338,345            0.4%
      Westlake Chemical Corp.............................    191,836     13,658,723            0.4%
      Other Securities...................................               206,215,152            6.1%
                                                                     --------------          ------
Total Materials..........................................               278,951,165            8.2%
                                                                     --------------          ------
Other -- (0.0%)
      Other Securities...................................                        --            0.0%
                                                                     --------------          ------
Real Estate Investment Trusts -- (0.0%)
      Other Securities...................................                 1,455,351            0.1%
                                                                     --------------          ------
Telecommunication Services -- (0.6%)
      Other Securities...................................                24,352,217            0.7%
                                                                     --------------          ------
Utilities -- (0.4%)
      Other Securities...................................                14,510,813            0.4%
                                                                     --------------          ------
TOTAL COMMON STOCKS......................................             3,388,470,970           99.6%
                                                                     --------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities...................................                   272,480            0.0%
                                                                     --------------          ------

TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional Liquid Reserves, 0.074%. 11,897,618     11,897,618            0.3%
                                                                     --------------          ------

                                                           Shares/
                                                            Face
                                                           Amount
                                                           -------         -               -
                                                            (000)
SECURITIES LENDING COLLATERAL -- (12.0%)
(S)@  DFA Short Term Investment Fund..................... 39,936,034    462,059,912           13.6%
                                                                     --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,391,733,486)................................              $3,862,700,980          113.5%
                                                                     ==============          ======

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      Investments in Securities (Market Value)
                                 --------------------------------------------------
                                    Level 1       Level 2    Level 3     Total
                                 -------------- ------------ ------- --------------
Common Stocks
  Consumer Discretionary........ $  531,280,004 $     11,600   --    $  531,291,604
  Consumer Staples..............    125,693,247           --   --       125,693,247
  Energy........................    335,999,540           --   --       335,999,540
  Financials....................    858,151,451       26,515   --       858,177,966
  Health Care...................    200,728,882      236,645   --       200,965,527
  Industrials...................    569,930,617        1,937   --       569,932,554
  Information Technology........    447,140,986           --   --       447,140,986
  Materials.....................    278,951,165           --   --       278,951,165
  Other.........................             --           --   --                --
  Real Estate Investment Trusts.      1,455,351           --   --         1,455,351
  Telecommunication Services....     24,352,217           --   --        24,352,217
  Utilities.....................     14,510,813           --   --        14,510,813
Rights/Warrants.................             --      272,480   --           272,480
Temporary Cash Investments......     11,897,618           --   --        11,897,618
Securities Lending Collateral...             --  462,059,912   --       462,059,912
                                 -------------- ------------   --    --------------
TOTAL........................... $3,400,091,891 $462,609,089   --    $3,862,700,980
                                 ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                     TAX-MANAGED U.S. SMALL CAP PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                 Percentage
                                          Shares     Value+    of Net Assets**
                                          ------     ------    ---------------
 COMMON STOCKS -- (82.1%)
 Consumer Discretionary -- (13.2%)
 #*  Cabela's, Inc.......................  65,260 $  4,281,709            0.2%
 #*  Conn's, Inc.........................  78,720    3,481,786            0.2%
     Domino's Pizza, Inc.................  54,821    4,077,586            0.2%
 #*  Iconix Brand Group, Inc............. 102,033    4,336,402            0.2%
     Lithia Motors, Inc. Class A.........  51,735    3,842,876            0.2%
     Other Securities....................          296,375,715           14.9%
                                                  ------------          ------
 Total Consumer Discretionary............          316,396,074           15.9%
                                                  ------------          ------
 Consumer Staples -- (3.5%)
 *   Pilgrim's Pride Corp................ 173,140    3,784,840            0.2%
     Other Securities....................           80,770,647            4.0%
                                                  ------------          ------
 Total Consumer Staples..................           84,555,487            4.2%
                                                  ------------          ------
 Energy -- (5.2%)
     Bristow Group, Inc..................  53,346    4,096,973            0.2%
 *   Carrizo Oil & Gas, Inc..............  66,176    3,641,004            0.2%
     Exterran Holdings, Inc..............  96,024    4,130,953            0.2%
 *   Stone Energy Corp...................  76,866    3,770,277            0.2%
 #   Western Refining, Inc............... 181,222    7,883,157            0.4%
     Other Securities....................          102,579,645            5.1%
                                                  ------------          ------
 Total Energy............................          126,102,009            6.3%
                                                  ------------          ------
 Financials -- (16.1%)
 #   BancorpSouth, Inc................... 148,561    3,470,385            0.2%
     Cathay General Bancorp.............. 161,692    3,815,931            0.2%
     CNO Financial Group, Inc............ 336,171    5,798,950            0.3%
     Hanover Insurance Group, Inc. (The).  58,429    3,415,175            0.2%
     Investors Bancorp, Inc.............. 162,953    4,355,734            0.2%
     PacWest Bancorp..................... 131,887    5,192,391            0.3%
     Primerica, Inc......................  80,041    3,673,081            0.2%
     Radian Group, Inc................... 324,032    4,529,967            0.2%
     StanCorp Financial Group, Inc.......  59,107    3,611,438            0.2%
     TCF Financial Corp.................. 239,281    3,756,712            0.2%
     Webster Financial Corp.............. 144,207    4,346,399            0.2%
 *   Western Alliance Bancorp............ 158,880    3,665,362            0.2%
     Other Securities....................          336,699,007           16.9%
                                                  ------------          ------
 Total Financials........................          386,330,532           19.5%
                                                  ------------          ------
 Health Care -- (7.7%)
 #*  Air Methods Corp....................  68,832    3,831,877            0.2%
 *   Jazz Pharmaceuticals P.L.C..........  39,116    5,276,748            0.3%
 *   Medidata Solutions, Inc.............  98,340    3,570,725            0.2%
 *   Prestige Brands Holdings, Inc....... 110,081    3,689,915            0.2%
     Other Securities....................          169,408,204            8.5%
                                                  ------------          ------
 Total Health Care.......................          185,777,469            9.4%
                                                  ------------          ------
 Industrials -- (15.2%)
     AMERCO..............................  25,259    6,317,528            0.3%
 *   American Airlines Group, Inc........ 133,986    4,698,889            0.2%
 #   American Railcar Industries, Inc....  53,313    3,702,055            0.2%
 *   Avis Budget Group, Inc.............. 130,275    6,851,162            0.3%
     Curtiss-Wright Corp.................  61,113    3,907,565            0.2%
 *   DXP Enterprises, Inc................  31,485    3,564,417            0.2%

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                                                      Percentage
                                                           Shares        Value+     of Net Assets**
                                                           ------        ------     ---------------
Industrials -- (Continued)
#     EnerSys, Inc.......................................     63,999 $    4,325,052            0.2%
*     Esterline Technologies Corp........................     48,126      5,246,697            0.3%
#     Manitowoc Co., Inc. (The)..........................    108,200      3,438,596            0.2%
#*    MasTec, Inc........................................     89,929      3,559,390            0.2%
#*    Middleby Corp. (The)...............................     16,509      4,168,192            0.2%
*     On Assignment, Inc.................................    101,799      3,562,965            0.2%
      Other Securities...................................               313,112,229           15.8%
                                                                     --------------          ------
Total Industrials........................................               366,454,737           18.5%
                                                                     --------------          ------
Information Technology -- (13.9%)
*     ARRIS Group, Inc...................................    170,706      4,453,720            0.2%
#     Convergys Corp.....................................    170,395      3,670,308            0.2%
*     CoStar Group, Inc..................................     31,675      5,096,191            0.3%
      FEI Co.............................................     43,300      3,443,216            0.2%
      Mentor Graphics Corp...............................    201,941      4,180,179            0.2%
*     SYNNEX Corp........................................     63,951      4,309,018            0.2%
*     TriQuint Semiconductor, Inc........................    253,709      3,597,594            0.2%
      Other Securities...................................               304,770,838           15.3%
                                                                     --------------          ------
Total Information Technology.............................               333,521,064           16.8%
                                                                     --------------          ------
Materials -- (4.4%)
*     KapStone Paper and Packaging Corp..................    152,404      4,020,418            0.2%
      PolyOne Corp.......................................    131,230      4,917,188            0.3%
#*    Texas Industries, Inc..............................     44,165      3,829,106            0.2%
      Other Securities...................................                93,912,534            4.7%
                                                                     --------------          ------
Total Materials..........................................               106,679,246            5.4%
                                                                     --------------          ------
Other -- (0.0%)
      Other Securities...................................                        --            0.0%
                                                                     --------------          ------
Real Estate Investment Trusts -- (0.0%)
      Other Securities...................................                   996,728            0.1%
                                                                     --------------          ------
Telecommunication Services -- (0.7%)
      Other Securities...................................                16,022,208            0.8%
                                                                     --------------          ------
Utilities -- (2.2%)
      Black Hills Corp...................................     62,287      3,597,074            0.2%
      Other Securities...................................                48,395,749            2.4%
                                                                     --------------          ------
Total Utilities..........................................                51,992,823            2.6%
                                                                     --------------          ------
TOTAL COMMON STOCKS......................................             1,974,828,377           99.5%
                                                                     --------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities...................................                    20,862            0.0%
                                                                     --------------          ------

TEMPORARY CASH INVESTMENTS -- (0.4%)
      State Street Institutional Liquid Reserves, 0.074%.  9,743,419      9,743,419            0.5%
                                                                     --------------          ------

                                                           Shares/
                                                            Face
                                                           Amount
                                                           -------         -
                                                            (000)
SECURITIES LENDING COLLATERAL -- (17.5%)
(S)@  DFA Short Term Investment Fund..................... 36,412,899    421,297,246           21.2%
                                                                     --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,515,539,876)................................              $2,405,889,904          121.2%
                                                                     ==============          ======

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      Investments in Securities (Market Value)
                                 --------------------------------------------------
                                    Level 1       Level 2    Level 3     Total
                                 -------------- ------------ ------- --------------
Common Stocks
  Consumer Discretionary........ $  316,360,737 $     35,337   --    $  316,396,074
  Consumer Staples..............     84,555,487           --   --        84,555,487
  Energy........................    126,102,009           --   --       126,102,009
  Financials....................    386,321,740        8,792   --       386,330,532
  Health Care...................    185,691,882       85,587   --       185,777,469
  Industrials...................    366,454,499          238   --       366,454,737
  Information Technology........    333,521,064           --   --       333,521,064
  Materials.....................    106,679,246           --   --       106,679,246
  Other.........................             --           --   --                --
  Real Estate Investment Trusts.        996,728           --   --           996,728
  Telecommunication Services....     16,022,208           --   --        16,022,208
  Utilities.....................     51,992,823           --   --        51,992,823
Rights/Warrants.................             --       20,862   --            20,862
Temporary Cash Investments......      9,743,419           --   --         9,743,419
Securities Lending Collateral...             --  421,297,246   --       421,297,246
                                 -------------- ------------   --    --------------
TOTAL........................... $1,984,441,842 $421,448,062   --    $2,405,889,904
                                 ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                       T.A. U.S. CORE EQUITY 2 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                   Percentage
                                           Shares      Value+    of Net Assets**
                                           ------      ------    ---------------
COMMON STOCKS -- (91.4%)
Consumer Discretionary -- (12.3%)
    CBS Corp. Class B....................   191,185 $ 11,042,846            0.3%
    Comcast Corp. Class A................   456,217   23,613,792            0.5%
    Lowe's Cos., Inc.....................   255,861   11,746,579            0.3%
    Time Warner Cable, Inc...............    88,298   12,490,635            0.3%
    Time Warner, Inc.....................   218,287   14,507,354            0.3%
    Walt Disney Co. (The)................   365,590   29,005,911            0.6%
    Other Securities.....................            513,407,023           11.1%
                                                    ------------           -----
Total Consumer Discretionary.............            615,814,140           13.4%
                                                    ------------           -----
Consumer Staples -- (5.5%)
    Coca-Cola Co. (The)..................   268,707   10,960,559            0.2%
    CVS Caremark Corp....................   278,252   20,234,485            0.5%
    Mondelez International, Inc. Class A.   366,471   13,064,691            0.3%
    PepsiCo, Inc.........................   132,927   11,417,100            0.3%
    Procter & Gamble Co. (The)...........   274,994   22,700,755            0.5%
    Wal-Mart Stores, Inc.................   291,496   23,235,146            0.5%
    Other Securities.....................            176,685,159            3.7%
                                                    ------------           -----
Total Consumer Staples...................            278,297,895            6.0%
                                                    ------------           -----
Energy -- (11.2%)
    Anadarko Petroleum Corp..............   112,874   11,176,784            0.3%
    Chevron Corp.........................   458,235   57,517,657            1.3%
    ConocoPhillips.......................   284,294   21,125,887            0.5%
    EOG Resources, Inc...................   128,684   12,611,032            0.3%
    Exxon Mobil Corp..................... 1,219,337  124,872,302            2.7%
    Occidental Petroleum Corp............   187,825   17,984,244            0.4%
    Phillips 66..........................   135,617   11,286,047            0.3%
    Schlumberger, Ltd....................   133,494   13,556,316            0.3%
    Other Securities.....................            294,616,637            6.1%
                                                    ------------           -----
Total Energy.............................            564,746,906           12.2%
                                                    ------------           -----
Financials -- (17.0%)
    American International Group, Inc....   316,145   16,796,784            0.4%
    Bank of America Corp................. 2,305,089   34,899,047            0.8%
*   Berkshire Hathaway, Inc. Class B.....   103,179   13,294,614            0.3%
    Citigroup, Inc.......................   694,510   33,273,974            0.7%
    Goldman Sachs Group, Inc. (The)......    96,775   15,466,580            0.3%
    JPMorgan Chase & Co..................   899,243   50,339,623            1.1%
    U.S. Bancorp.........................   381,670   15,564,503            0.3%
    Wells Fargo & Co..................... 1,199,886   59,562,341            1.3%
    Other Securities.....................            612,023,792           13.3%
                                                    ------------           -----
Total Financials.........................            851,221,258           18.5%
                                                    ------------           -----
Health Care -- (9.9%)
*   Express Scripts Holding Co...........   163,258   10,869,718            0.2%
    Johnson & Johnson....................   258,804   26,214,257            0.6%
    Merck & Co., Inc.....................   572,640   33,533,798            0.7%
    Pfizer, Inc.......................... 1,496,557   46,812,303            1.0%
    UnitedHealth Group, Inc..............   220,408   16,539,416            0.4%
    Zoetis, Inc..........................   386,123   11,684,082            0.3%
    Other Securities.....................            349,992,061            7.6%
                                                    ------------           -----
Total Health Care........................            495,645,635           10.8%
                                                    ------------           -----

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                      Percentage
                                                           Shares        Value+     of Net Assets**
                                                           ------        ------     ---------------
Industrials -- (12.8%)
      Caterpillar, Inc...................................     94,581 $    9,968,837            0.2%
      General Electric Co................................  2,249,996     60,502,392            1.3%
      Union Pacific Corp.................................    105,422     20,075,511            0.4%
      Other Securities...................................               553,101,402           12.1%
                                                                     --------------          ------
Total Industrials........................................               643,648,142           14.0%
                                                                     --------------          ------
Information Technology -- (13.9%)
      Apple, Inc.........................................    120,852     71,313,557            1.6%
      Cisco Systems, Inc.................................  1,252,046     28,934,783            0.6%
      EMC Corp...........................................    415,286     10,714,379            0.2%
      Hewlett-Packard Co.................................    707,815     23,400,364            0.5%
      Intel Corp.........................................  1,402,548     37,434,006            0.8%
      International Business Machines Corp...............     64,884     12,747,759            0.3%
*     Micron Technology, Inc.............................    431,051     11,259,052            0.3%
      Microsoft Corp.....................................    631,854     25,526,902            0.6%
      Oracle Corp........................................    262,413     10,727,443            0.2%
      Visa, Inc. Class A.................................     97,604     19,775,546            0.4%
      Other Securities...................................               448,125,826            9.7%
                                                                     --------------          ------
Total Information Technology.............................               699,959,617           15.2%
                                                                     --------------          ------
Materials -- (4.7%)
      Dow Chemical Co. (The).............................    264,593     13,203,191            0.3%
      Other Securities...................................               222,545,370            4.8%
                                                                     --------------          ------
Total Materials..........................................               235,748,561            5.1%
                                                                     --------------          ------
Other -- (0.0%)
      Other Securities...................................                        --            0.0%
                                                                     --------------          ------
Real Estate Investment Trusts -- (0.0%)
      Other Securities...................................                   547,332            0.0%
                                                                     --------------          ------
Telecommunication Services -- (2.3%)
      AT&T, Inc..........................................  1,387,275     49,525,717            1.1%
      Verizon Communications, Inc........................    740,077     34,583,798            0.8%
      Other Securities...................................                28,819,451            0.5%
                                                                     --------------          ------
Total Telecommunication Services.........................               112,928,966            2.4%
                                                                     --------------          ------
Utilities -- (1.8%)
      Other Securities...................................                91,230,461            2.0%
                                                                     --------------          ------
TOTAL COMMON STOCKS......................................             4,589,788,913           99.6%
                                                                     --------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities...................................                   114,478            0.0%
                                                                     --------------          ------

TEMPORARY CASH INVESTMENTS -- (0.4%)
      State Street Institutional Liquid Reserves, 0.074%. 19,562,306     19,562,306            0.4%
                                                                     --------------          ------

                                                           Shares/
                                                            Face
                                                           Amount
                                                           -------         -               -
                                                            (000)
SECURITIES LENDING COLLATERAL -- (8.2%)
(S)@  DFA Short Term Investment Fund..................... 35,677,419    412,787,742            9.0%
                                                                     --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $3,171,512,565)................................              $5,022,253,439          109.0%
                                                                     ==============          ======

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      Investments in Securities (Market Value)
                                 --------------------------------------------------
                                    Level 1       Level 2    Level 3     Total
                                 -------------- ------------ ------- --------------
Common Stocks
  Consumer Discretionary........ $  615,788,867 $     25,273   --    $  615,814,140
  Consumer Staples..............    278,297,895           --   --       278,297,895
  Energy........................    564,746,906           --   --       564,746,906
  Financials....................    851,219,576        1,682   --       851,221,258
  Health Care...................    495,625,069       20,566   --       495,645,635
  Industrials...................    643,647,916          226   --       643,648,142
  Information Technology........    699,959,617           --   --       699,959,617
  Materials.....................    235,748,561           --   --       235,748,561
  Other.........................             --           --   --                --
  Real Estate Investment Trusts.        547,332           --   --           547,332
  Telecommunication Services....    112,928,966           --   --       112,928,966
  Utilities.....................     91,230,461           --   --        91,230,461
Rights/Warrants.................             --      114,478   --           114,478
Temporary Cash Investments......     19,562,306           --   --        19,562,306
Securities Lending Collateral...             --  412,787,742   --       412,787,742
                                 -------------- ------------   --    --------------
TOTAL........................... $4,609,303,472 $412,949,967   --    $5,022,253,439
                                 ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                 TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                          Percentage
                                                  Shares     Value++    of Net Assets**
                                                  ------     -------    ---------------
COMMON STOCKS -- (96.3%)
AUSTRALIA -- (5.1%)
    Santos, Ltd................................. 1,313,407 $ 16,839,665            0.6%
    Wesfarmers, Ltd.............................   836,327   33,285,056            1.1%
    Other Securities............................            109,795,624            3.5%
                                                           ------------           -----
TOTAL AUSTRALIA.................................            159,920,345            5.2%
                                                           ------------           -----

AUSTRIA -- (0.2%)
    Other Securities............................              6,342,974            0.2%
                                                           ------------           -----

BELGIUM -- (1.3%)
    Other Securities............................             42,453,190            1.4%
                                                           ------------           -----

CANADA -- (8.7%)
    Canadian Natural Resources, Ltd.(136385101).   420,627   17,148,963            0.6%
    Canadian Natural Resources, Ltd.(2171573)...   440,539   17,950,341            0.6%
    Manulife Financial Corp..................... 1,149,080   21,575,719            0.7%
    Suncor Energy, Inc.......................... 1,078,999   41,622,260            1.4%
    Other Securities............................            177,440,963            5.7%
                                                           ------------           -----
TOTAL CANADA....................................            275,738,246            9.0%
                                                           ------------           -----

DENMARK -- (1.5%)
    Other Securities............................             47,666,496            1.6%
                                                           ------------           -----

FINLAND -- (1.2%)
    Other Securities............................             37,330,642            1.2%
                                                           ------------           -----

FRANCE -- (10.0%)
#   AXA SA......................................   987,329   25,765,346            0.8%
    BNP Paribas SA..............................   593,662   44,610,413            1.5%
    Cie de St-Gobain............................   355,943   21,807,006            0.7%
    GDF Suez.................................... 1,112,207   28,031,425            0.9%
    Orange SA................................... 1,431,646   23,194,485            0.8%
    Renault SA..................................   246,024   24,053,729            0.8%
    Societe Generale SA.........................   437,609   27,253,056            0.9%
    Vivendi SA.................................. 1,017,849   27,346,296            0.9%
    Other Securities............................             93,739,551            3.0%
                                                           ------------           -----
TOTAL FRANCE....................................            315,801,307           10.3%
                                                           ------------           -----

GERMANY -- (8.0%)
#   Allianz SE..................................   145,482   25,318,210            0.8%
    Bayerische Motoren Werke AG.................   230,620   28,990,073            1.0%
    Daimler AG..................................   692,538   64,474,682            2.1%
#   E.ON SE..................................... 1,187,081   22,738,354            0.7%
#   Muenchener Rueckversicherungs AG............   112,068   25,905,517            0.9%
    RWE AG......................................   507,020   19,348,428            0.6%
    Other Securities............................             67,749,552            2.2%
                                                           ------------           -----
TOTAL GERMANY...................................            254,524,816            8.3%
                                                           ------------           -----

HONG KONG -- (2.5%)
    Hutchison Whampoa, Ltd...................... 1,722,000   23,624,968            0.8%
    Other Securities............................             54,329,672            1.7%
                                                           ------------           -----
TOTAL HONG KONG.................................             77,954,640            2.5%
                                                           ------------           -----

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                       Percentage
                                               Shares     Value++    of Net Assets**
                                               ------     -------    ---------------
IRELAND -- (0.1%)
    Other Securities........................            $  2,918,765            0.1%
                                                        ------------           -----

ISRAEL -- (0.3%)
    Other Securities........................               9,854,923            0.3%
                                                        ------------           -----

ITALY -- (1.8%)
    UniCredit SpA...........................  2,940,970   26,350,043            0.8%
    Other Securities........................              32,125,267            1.1%
                                                        ------------           -----
TOTAL ITALY.................................              58,475,310            1.9%
                                                        ------------           -----

JAPAN -- (19.3%)
    Mitsubishi Corp.........................  1,136,600   20,353,439            0.7%
    Mitsubishi UFJ Financial Group, Inc.....  7,531,834   40,065,545            1.3%
    Mitsui & Co., Ltd.......................  1,287,200   18,255,547            0.6%
    Mizuho Financial Group, Inc............. 13,848,700   27,124,163            0.9%
    NTT DOCOMO, Inc.........................  1,212,400   19,338,437            0.6%
    Sumitomo Mitsui Financial Group, Inc....    739,027   29,213,962            1.0%
    Other Securities........................             455,130,650           14.8%
                                                        ------------           -----
TOTAL JAPAN.................................             609,481,743           19.9%
                                                        ------------           -----

NETHERLANDS -- (3.6%)
    ArcelorMittal...........................  1,128,008   18,342,803            0.6%
*   ING Groep NV............................  1,578,512   22,564,600            0.7%
    Other Securities........................              72,406,006            2.4%
                                                        ------------           -----
TOTAL NETHERLANDS...........................             113,313,409            3.7%
                                                        ------------           -----

NEW ZEALAND -- (0.1%)
    Other Securities........................               2,477,564            0.1%
                                                        ------------           -----

NORWAY -- (0.7%)
    Other Securities........................              22,353,843            0.7%
                                                        ------------           -----

PORTUGAL -- (0.1%)
    Other Securities........................               2,678,856            0.1%
                                                        ------------           -----

SINGAPORE -- (1.1%)
    Other Securities........................              35,858,762            1.2%
                                                        ------------           -----

SPAIN -- (2.5%)
    Banco Santander SA......................  2,192,883   21,809,683            0.7%
    Iberdrola SA............................  3,245,520   22,671,689            0.7%
    Other Securities........................              34,666,862            1.2%
                                                        ------------           -----
TOTAL SPAIN.................................              79,148,234            2.6%
                                                        ------------           -----

SWEDEN -- (3.1%)
    Nordea Bank AB..........................  1,822,627   26,410,954            0.9%
    Telefonaktiebolaget LM Ericsson Class B.  1,777,471   21,433,559            0.7%
    Other Securities........................              49,114,427            1.6%
                                                        ------------           -----
TOTAL SWEDEN................................              96,958,940            3.2%
                                                        ------------           -----

SWITZERLAND -- (9.2%)
    Credit Suisse Group AG..................    941,145   29,836,774            1.0%
    Holcim, Ltd.............................    241,079   22,110,899            0.7%
    Novartis AG.............................    811,428   70,539,462            2.3%

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                           Percentage
                                                Shares       Value++     of Net Assets**
                                                ------       -------     ---------------
SWITZERLAND -- (Continued)
      Swiss Re AG.............................    456,584 $   39,924,200            1.3%
      UBS AG..................................  1,543,793     32,286,677            1.1%
      Zurich Insurance Group AG...............    105,743     30,322,721            1.0%
      Other Securities........................                64,508,793            2.0%
                                                          --------------          ------
TOTAL SWITZERLAND.............................               289,529,526            9.4%
                                                          --------------          ------

UNITED KINGDOM -- (15.9%)
      Anglo American P.L.C....................    942,482     25,195,464            0.8%
      Barclays P.L.C..........................  4,222,955     18,032,198            0.6%
      Barclays P.L.C. Sponsored ADR...........  1,053,220     18,020,600            0.6%
      BP P.L.C. Sponsored ADR.................  2,374,137    120,178,814            3.9%
      HSBC Holdings P.L.C. Sponsored ADR......    684,845     35,146,245            1.2%
*     Lloyds Banking Group P.L.C.............. 20,203,383     25,763,605            0.9%
      Royal Dutch Shell P.L.C. ADR(780259107).    943,951     79,905,452            2.6%
      Royal Dutch Shell P.L.C. ADR(780259206).    401,472     31,611,905            1.0%
      Vodafone Group P.L.C....................  8,067,235     30,628,119            1.0%
      Vodafone Group P.L.C. Sponsored ADR.....    465,674     17,676,971            0.6%
      Other Securities........................                99,067,304            3.2%
                                                          --------------          ------
TOTAL UNITED KINGDOM..........................               501,226,677           16.4%
                                                          --------------          ------
TOTAL COMMON STOCKS...........................             3,042,009,208           99.3%
                                                          --------------          ------

PREFERRED STOCKS -- (0.2%)
GERMANY -- (0.2%)
      Other Securities........................                 5,115,239            0.2%
                                                          --------------          ------

RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
      Other Securities........................                        --            0.0%
                                                          --------------          ------

FRANCE -- (0.0%)
      Other Securities........................                   188,959            0.0%
                                                          --------------          ------

HONG KONG -- (0.0%)
      Other Securities........................                    35,377            0.0%
                                                          --------------          ------

SPAIN -- (0.0%)
      Other Securities........................                   463,916            0.0%
                                                          --------------          ------
TOTAL RIGHTS/WARRANTS.........................                   688,252            0.0%
                                                          --------------          ------

                                                Shares/
                                                 Face
                                                Amount       Value+
                                                -------      ------             -
                                                 (000)
SECURITIES LENDING COLLATERAL -- (3.5%)
(S)@  DFA Short Term Investment Fund..........  9,652,150    111,675,372            3.6%
                                                          --------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $2,709,726,949).....................              $3,159,488,071          103.1%
                                                          ==============          ======

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                               --------------------------------------------------
                                 Level 1       Level 2     Level 3     Total
                               ------------ -------------- ------- --------------
Common Stocks
  Australia................... $    261,563 $  159,658,782   --    $  159,920,345
  Austria.....................           --      6,342,974   --         6,342,974
  Belgium.....................      792,032     41,661,158   --        42,453,190
  Canada......................  275,738,246             --   --       275,738,246
  Denmark.....................           --     47,666,496   --        47,666,496
  Finland.....................           --     37,330,642   --        37,330,642
  France......................   10,419,039    305,382,268   --       315,801,307
  Germany.....................   22,610,374    231,914,442   --       254,524,816
  Hong Kong...................           --     77,954,640   --        77,954,640
  Ireland.....................    1,367,346      1,551,419   --         2,918,765
  Israel......................           --      9,854,923   --         9,854,923
  Italy.......................    2,469,787     56,005,523   --        58,475,310
  Japan.......................   22,639,858    586,841,885   --       609,481,743
  Netherlands.................    6,040,366    107,273,043   --       113,313,409
  New Zealand.................           --      2,477,564   --         2,477,564
  Norway......................           --     22,353,843   --        22,353,843
  Portugal....................           --      2,678,856   --         2,678,856
  Singapore...................           --     35,858,762   --        35,858,762
  Spain.......................       18,376     79,129,858   --        79,148,234
  Sweden......................    1,622,691     95,336,249   --        96,958,940
  Switzerland.................   24,262,781    265,266,745   --       289,529,526
  United Kingdom..............  315,010,218    186,216,459   --       501,226,677
Preferred Stocks
  Germany.....................           --      5,115,239   --         5,115,239
Rights/Warrants
  Australia...................           --             --   --                --
  France......................           --        188,959   --           188,959
  Hong Kong...................           --         35,377   --            35,377
  Spain.......................           --        463,916   --           463,916
Securities Lending Collateral.           --    111,675,372   --       111,675,372
                               ------------ --------------   --    --------------
TOTAL......................... $683,252,677 $2,476,235,394   --    $3,159,488,071
                               ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                   T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)


                                                                          Percentage
                                                  Shares     Value++    of Net Assets**
                                                  ------     -------    ---------------
COMMON STOCKS -- (96.6%)
AUSTRALIA -- (4.7%)
    Australia & New Zealand Banking Group, Ltd..   185,705 $  5,971,859            0.3%
    Commonwealth Bank of Australia..............    54,418    4,003,037            0.2%
    National Australia Bank, Ltd................   164,052    5,401,802            0.3%
    Westpac Banking Corp........................   166,809    5,463,748            0.3%
    Other Securities............................             73,456,927            3.7%
                                                           ------------            ----
TOTAL AUSTRALIA.................................             94,297,373            4.8%
                                                           ------------            ----

AUSTRIA -- (0.4%)
    Other Securities............................              7,940,475            0.4%
                                                           ------------            ----

BELGIUM -- (1.0%)
    Other Securities............................             21,006,620            1.1%
                                                           ------------            ----

BRAZIL -- (1.5%)
    Other Securities............................             29,589,013            1.5%
                                                           ------------            ----

CANADA -- (6.8%)
    Magna International, Inc....................    34,872    3,416,409            0.2%
    Royal Bank of Canada........................    55,774    3,722,338            0.2%
    Suncor Energy, Inc..........................   108,988    4,204,199            0.2%
    Toronto-Dominion Bank (The).................   110,000    5,292,003            0.3%
    Other Securities............................            119,407,735            6.0%
                                                           ------------            ----
TOTAL CANADA....................................            136,042,684            6.9%
                                                           ------------            ----

CHILE -- (0.3%)
    Other Securities............................              5,362,415            0.3%
                                                           ------------            ----

CHINA -- (3.9%)
    China Construction Bank Corp. Class H....... 6,169,200    4,271,387            0.2%
    Other Securities............................             74,258,902            3.8%
                                                           ------------            ----
TOTAL CHINA.....................................             78,530,289            4.0%
                                                           ------------            ----

COLOMBIA -- (0.1%)
    Other Securities............................              1,493,041            0.1%
                                                           ------------            ----

CZECH REPUBLIC -- (0.1%)
    Other Securities............................              1,058,876            0.1%
                                                           ------------            ----

DENMARK -- (1.1%)
    Other Securities............................             22,505,701            1.1%
                                                           ------------            ----

EGYPT -- (0.0%)
    Other Securities............................                101,334            0.0%
                                                           ------------            ----

FINLAND -- (1.2%)
#*  Nokia Oyj...................................   490,765    3,674,637            0.2%
    Other Securities............................             21,209,819            1.1%
                                                           ------------            ----
TOTAL FINLAND...................................             24,884,456            1.3%
                                                           ------------            ----

FRANCE -- (6.4%)
    BNP Paribas SA..............................    77,818    5,847,592            0.3%
    Cie de St-Gobain............................    60,070    3,680,215            0.2%
    Sanofi......................................    41,470    4,475,436            0.2%
    Societe Generale SA.........................    60,221    3,750,394            0.2%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                    Percentage
                                            Shares     Value++    of Net Assets**
                                            ------     -------    ---------------
FRANCE -- (Continued)
    Total SA..............................   124,526 $  8,909,108            0.5%
    Total SA Sponsored ADR................    85,482    6,089,738            0.3%
    Other Securities......................             95,108,936            4.8%
                                                     ------------           -----
TOTAL FRANCE..............................            127,861,419            6.5%
                                                     ------------           -----

GERMANY -- (5.3%)
    Allianz SE............................    29,681    5,165,380            0.3%
    BASF SE...............................    31,183    3,617,406            0.2%
    Bayerische Motoren Werke AG...........    33,795    4,248,198            0.2%
    Daimler AG............................    70,685    6,580,712            0.3%
    Deutsche Post AG......................    93,390    3,523,880            0.2%
    RWE AG................................    89,853    3,428,887            0.2%
    Other Securities......................             80,265,834            4.0%
                                                     ------------           -----
TOTAL GERMANY.............................            106,830,297            5.4%
                                                     ------------           -----

GREECE -- (0.2%)
    Other Securities......................              3,709,137            0.2%
                                                     ------------           -----

HONG KONG -- (1.9%)
    Other Securities......................             38,365,073            2.0%
                                                     ------------           -----

HUNGARY -- (0.0%)
    Other Securities......................                869,973            0.0%
                                                     ------------           -----

INDIA -- (1.4%)
    Other Securities......................             28,368,588            1.4%
                                                     ------------           -----

INDONESIA -- (0.6%)
    Other Securities......................             11,650,164            0.6%
                                                     ------------           -----

IRELAND -- (0.4%)
    Other Securities......................              7,974,423            0.4%
                                                     ------------           -----

ISRAEL -- (0.5%)
    Other Securities......................             10,191,410            0.5%
                                                     ------------           -----

ITALY -- (2.1%)
    Other Securities......................             42,605,695            2.2%
                                                     ------------           -----

JAPAN -- (14.4%)
    Mizuho Financial Group, Inc........... 1,822,055    3,568,690            0.2%
    Sumitomo Mitsui Financial Group, Inc..   101,283    4,003,748            0.2%
    Toyota Motor Corp.....................    91,655    4,951,950            0.3%
    Toyota Motor Corp. Sponsored ADR......    50,053    5,426,746            0.3%
    Other Securities......................            271,987,579           13.7%
                                                     ------------           -----
TOTAL JAPAN...............................            289,938,713           14.7%
                                                     ------------           -----

MALAYSIA -- (0.8%)
    Other Securities......................             17,107,095            0.9%
                                                     ------------           -----

MEXICO -- (1.1%)
    Other Securities......................             22,261,864            1.1%
                                                     ------------           -----

NETHERLANDS -- (2.1%)
*   ING Groep NV Sponsored ADR............   263,004    3,760,957            0.2%
    Other Securities......................             37,726,107            1.9%
                                                     ------------           -----
TOTAL NETHERLANDS.........................             41,487,064            2.1%
                                                     ------------           -----

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                              Percentage
                                       Shares    Value++    of Net Assets**
                                       ------    -------    ---------------
    NEW ZEALAND -- (0.2%)
        Other Securities..............         $  4,657,562            0.2%
                                               ------------            ----

    NORWAY -- (0.8%)
        Other Securities..............           15,707,889            0.8%
                                               ------------            ----

    PERU -- (0.0%)
        Other Securities..............              497,269            0.0%
                                               ------------            ----

    PHILIPPINES -- (0.3%)
        Other Securities..............            7,041,555            0.4%
                                               ------------            ----

    POLAND -- (0.4%)
        Other Securities..............            7,481,979            0.4%
                                               ------------            ----

    PORTUGAL -- (0.3%)
        Other Securities..............            5,510,385            0.3%
                                               ------------            ----

    RUSSIA -- (0.5%)
        Other Securities..............            9,219,129            0.5%
                                               ------------            ----

    SINGAPORE -- (1.0%)
        Other Securities..............           20,443,625            1.0%
                                               ------------            ----

    SOUTH AFRICA -- (1.6%)
        Other Securities..............           31,272,003            1.6%
                                               ------------            ----

    SOUTH KOREA -- (3.6%)
        Samsung Electronics Co., Ltd..   4,072    5,309,716            0.3%
        Other Securities..............           68,099,166            3.4%
                                               ------------            ----
    TOTAL SOUTH KOREA.................           73,408,882            3.7%
                                               ------------            ----

    SPAIN -- (2.1%)
        Banco Santander SA............ 756,343    7,522,335            0.4%
        Other Securities..............           34,852,964            1.8%
                                               ------------            ----
    TOTAL SPAIN.......................           42,375,299            2.2%
                                               ------------            ----

    SWEDEN -- (2.5%)
        Other Securities..............           50,149,912            2.5%
                                               ------------            ----

    SWITZERLAND -- (5.4%)
        ABB, Ltd...................... 141,970    3,418,082            0.2%
        Credit Suisse Group AG........ 133,018    4,217,021            0.2%
        Nestle SA..................... 127,298    9,838,132            0.5%
        Novartis AG ADR............... 117,451   10,211,190            0.5%
        Roche Holding AG..............  17,635    5,173,158            0.3%
        Swiss Re AG...................  51,583    4,510,473            0.2%
        UBS AG........................ 159,324    3,331,465            0.2%
        Zurich Insurance Group AG.....  21,258    6,095,916            0.3%
        Other Securities..............           61,092,004            3.1%
                                               ------------            ----
    TOTAL SWITZERLAND.................          107,887,441            5.5%
                                               ------------            ----

    TAIWAN -- (3.5%)
        Other Securities..............           70,653,941            3.6%
                                               ------------            ----

    THAILAND -- (0.6%)
        Other Securities..............           12,089,504            0.6%
                                               ------------            ----

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                  Percentage
                                         Shares     Value++     of Net Assets**
                                         ------     -------     ---------------
TURKEY -- (0.4%)
    Other Securities....................         $    7,833,075            0.4%
                                                 --------------           -----

UNITED KINGDOM -- (15.1%)
    Anglo American P.L.C................ 139,396      3,726,487            0.2%
    AstraZeneca P.L.C. Sponsored ADR....  53,810      4,253,680            0.2%
    Aviva P.L.C......................... 420,432      3,746,801            0.2%
    BG Group P.L.C...................... 258,899      5,237,347            0.3%
    BP P.L.C. Sponsored ADR............. 261,163     13,220,071            0.7%
    HSBC Holdings P.L.C................. 343,562      3,510,383            0.2%
    HSBC Holdings P.L.C. Sponsored ADR.. 225,098     11,552,029            0.6%
    Legal & General Group P.L.C......... 989,741      3,543,016            0.2%
#   Rio Tinto P.L.C. Sponsored ADR......  72,416      3,931,465            0.2%
#   Royal Dutch Shell P.L.C. ADR........ 185,909     15,737,197            0.8%
    Standard Chartered P.L.C............ 170,094      3,683,766            0.2%
    Tesco P.L.C......................... 713,147      3,532,877            0.2%
    Vodafone Group P.L.C. Sponsored ADR. 187,163      7,104,725            0.4%
    Other Securities....................            221,732,176           11.1%
                                                 --------------           -----
TOTAL UNITED KINGDOM....................            304,512,020           15.5%
                                                 --------------           -----

UNITED STATES -- (0.0%)
    Other Securities....................                263,242            0.0%
                                                 --------------           -----
TOTAL COMMON STOCKS.....................          1,943,037,904           98.8%
                                                 --------------           -----

PREFERRED STOCKS -- (0.7%)
BRAZIL -- (0.6%)
    Other Securities....................             12,246,549            0.6%
                                                 --------------           -----

CHILE -- (0.0%)
    Other Securities....................                 71,947            0.0%
                                                 --------------           -----

COLOMBIA -- (0.0%)
    Other Securities....................                180,336            0.0%
                                                 --------------           -----

GERMANY -- (0.1%)
    Other Securities....................              1,346,494            0.1%
                                                 --------------           -----

INDIA -- (0.0%)
    Other Securities....................                 14,185            0.0%
                                                 --------------           -----

UNITED KINGDOM -- (0.0%)
    Other Securities....................                 30,109            0.0%
                                                 --------------           -----
TOTAL PREFERRED STOCKS..................             13,889,620            0.7%
                                                 --------------           -----

RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
    Other Securities....................                  8,848            0.0%
                                                 --------------           -----

AUSTRIA -- (0.0%)
    Other Securities....................                     --            0.0%
                                                 --------------           -----

BRAZIL -- (0.0%)
    Other Securities....................                    150            0.0%
                                                 --------------           -----

FRANCE -- (0.0%)
    Other Securities....................                 94,897            0.0%
                                                 --------------           -----

HONG KONG -- (0.0%)
    Other Securities....................                  7,884            0.0%
                                                 --------------           -----

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                    Percentage
                                          Shares      Value++     of Net Assets**
                                          ------      -------     ---------------
 ISRAEL -- (0.0%)
        Other Securities................           $        1,070            0.0%
                                                   --------------          ------

 PHILIPPINES -- (0.0%)
        Other Securities................                    1,055            0.0%
                                                   --------------          ------

 PORTUGAL -- (0.0%)
        Other Securities................                   13,578            0.0%
                                                   --------------          ------

 SOUTH KOREA -- (0.0%)
        Other Securities................                   29,724            0.0%
                                                   --------------          ------

 SPAIN -- (0.0%)
        Other Securities................                  160,008            0.0%
                                                   --------------          ------

 SWEDEN -- (0.0%)
        Other Securities................                    7,192            0.0%
                                                   --------------          ------

 TAIWAN -- (0.0%)
        Other Securities................                       36            0.0%
                                                   --------------          ------

 THAILAND -- (0.0%)
        Other Securities................                    9,281            0.0%
                                                   --------------          ------

 UNITED KINGDOM -- (0.0%)
        Other Securities................                  139,711            0.0%
                                                   --------------          ------
 TOTAL RIGHTS/WARRANTS..................                  473,434            0.0%
                                                   --------------          ------

                                          Shares/
                                           Face
                                          Amount      Value+
                                          -------     ------             -
                                           (000)
 SECURITIES LENDING COLLATERAL -- (2.7%)
 (S)@   DFA Short Term Investment Fund.. 4,598,159     53,200,695            2.7%
                                                   --------------          ------
 TOTAL INVESTMENTS -- (100.0%)
   (Cost $1,586,331,166)........................   $2,010,601,653          102.2%
                                                   ==============          ======

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                             Investments in Securities (Market Value)
                          ----------------------------------------------
                            Level 1      Level 2    Level 3    Total
                          ------------ ------------ ------- ------------
        Common Stocks
          Australia...... $  1,981,411 $ 92,315,962   --    $ 94,297,373
          Austria........       87,015    7,853,460   --       7,940,475
          Belgium........    2,323,210   18,683,410   --      21,006,620
          Brazil.........   29,589,013           --   --      29,589,013
          Canada.........  136,033,117        9,567   --     136,042,684
          Chile..........    5,362,415           --   --       5,362,415
          China..........    9,143,766   69,386,523   --      78,530,289
          Colombia.......    1,493,041           --   --       1,493,041
          Czech Republic.           --    1,058,876   --       1,058,876
          Denmark........      945,020   21,560,681   --      22,505,701
          Egypt..........           --      101,334   --         101,334
          Finland........      258,959   24,625,497   --      24,884,456
          France.........   11,392,115  116,469,304   --     127,861,419

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                    Investments in Securities (Market Value)
                               --------------------------------------------------
                                 Level 1       Level 2     Level 3     Total
                               ------------ -------------- ------- --------------
  Germany..................... $  7,919,337 $   98,910,960   --    $  106,830,297
  Greece......................       11,066      3,698,071   --         3,709,137
  Hong Kong...................       38,174     38,326,899   --        38,365,073
  Hungary.....................       29,914        840,059   --           869,973
  India.......................    1,445,988     26,922,600   --        28,368,588
  Indonesia...................      222,828     11,427,336   --        11,650,164
  Ireland.....................    1,626,222      6,348,201   --         7,974,423
  Israel......................    3,231,993      6,959,417   --        10,191,410
  Italy.......................    2,925,745     39,679,950   --        42,605,695
  Japan.......................   15,532,660    274,406,053   --       289,938,713
  Malaysia....................           --     17,107,095   --        17,107,095
  Mexico......................   22,260,255          1,609   --        22,261,864
  Netherlands.................   10,878,996     30,608,068   --        41,487,064
  New Zealand.................       16,337      4,641,225   --         4,657,562
  Norway......................    1,688,502     14,019,387   --        15,707,889
  Peru........................      497,269             --   --           497,269
  Philippines.................       64,500      6,977,055   --         7,041,555
  Poland......................           --      7,481,979   --         7,481,979
  Portugal....................           --      5,510,385   --         5,510,385
  Russia......................      233,152      8,985,977   --         9,219,129
  Singapore...................           --     20,443,625   --        20,443,625
  South Africa................    4,164,339     27,107,664   --        31,272,003
  South Korea.................    4,439,142     68,969,740   --        73,408,882
  Spain.......................    5,656,847     36,718,452   --        42,375,299
  Sweden......................    1,240,279     48,909,633   --        50,149,912
  Switzerland.................   18,849,558     89,037,883   --       107,887,441
  Taiwan......................    1,260,403     69,393,538   --        70,653,941
  Thailand....................   12,089,504             --   --        12,089,504
  Turkey......................      132,593      7,700,482   --         7,833,075
  United Kingdom..............   82,321,610    222,190,410   --       304,512,020
  United States...............      150,393        112,849   --           263,242
Preferred Stocks
  Brazil......................   12,246,549             --   --        12,246,549
  Chile.......................       71,947             --   --            71,947
  Colombia....................      180,336             --   --           180,336
  Germany.....................           --      1,346,494   --         1,346,494
  India.......................       14,185             --   --            14,185
  United Kingdom..............           --         30,109   --            30,109
Rights/Warrants
  Australia...................           --          8,848   --             8,848
  Austria.....................           --             --   --                --
  Brazil......................           --            150   --               150
  France......................           --         94,897   --            94,897
  Hong Kong...................           --          7,884   --             7,884
  Israel......................           --          1,070   --             1,070
  Philippines.................           --          1,055   --             1,055
  Portugal....................           --         13,578   --            13,578
  South Korea.................           --         29,724   --            29,724
  Spain.......................           --        160,008   --           160,008
  Sweden......................           --          7,192   --             7,192
  Taiwan......................           36             --   --                36
  Thailand....................           --          9,281   --             9,281
  United Kingdom..............           --        139,711   --           139,711
Securities Lending Collateral            --     53,200,695   --        53,200,695
                               ------------ --------------   --    --------------
TOTAL                          $410,049,741 $1,600,551,912   --    $2,010,601,653
                               ============ ==============   ==    ==============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                               Tax-Managed
                                                                  U.S.        Tax-Managed    Tax-Managed    Tax-Managed
                                                               Marketwide     U.S. Equity   U.S. Targeted   U.S. Small
                                                             Value Portfolio   Portfolio   Value Portfolio Cap Portfolio
                                                             --------------- ------------  --------------- -------------
ASSETS:
Investments in Affiliated Investment Company at Value.......  $  3,398,993   $         --   $         --   $         --
Investments at Value (including $0, $116,442, $476,743
 and $411,284 of securities on loan, respectively)..........  $         --   $  2,149,020   $  3,388,743   $  1,974,850
Temporary Cash Investments at Value & Cost..................            --          6,797         11,898          9,743
Collateral from Securities on Loan Invested in Affiliate at
 Value & Cost...............................................            --        118,512        462,060        421,297
Cash........................................................            --            110          4,266          1,628
Receivables:
  Investment Securities/Affiliated Investment Company
   Sold.....................................................            --            124          4,901          2,538
  Dividends, Interest and Tax Reclaims......................            --          1,708            815            703
  Securities Lending Income.................................            --             38            142            181
  Fund Shares Sold..........................................           971          1,094          1,067            941
Prepaid Expenses and Other Assets...........................            34             20             37             25
                                                              ------------   ------------   ------------   ------------
     Total Assets...........................................     3,399,998      2,277,423      3,873,929      2,411,906
                                                              ------------   ------------   ------------   ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..........................            --        118,512        462,060        421,297
  Investment Securities/Affiliated Investment Company
   Purchased................................................            --          3,987          6,832          4,425
  Fund Shares Redeemed......................................         1,036            711            765            603
  Due to Advisor............................................           415            356          1,178            823
Accrued Expenses and Other Liabilities......................           123            157            177            109
                                                              ------------   ------------   ------------   ------------
     Total Liabilities......................................         1,574        123,723        471,012        427,257
                                                              ------------   ------------   ------------   ------------
NET ASSETS..................................................  $  3,398,424   $  2,153,700   $  3,402,917   $  1,984,649
                                                              ============   ============   ============   ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).....................   141,430,536    104,938,538    105,188,321     55,492,465
                                                              ============   ============   ============   ============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE............................................  $      24.03   $      20.52   $      32.35   $      35.76
                                                              ============   ============   ============   ============
Investments in Affiliated Investment Company at Cost........  $  1,903,623   $         --   $         --   $         --
                                                              ------------   ------------   ------------   ------------
Investments at Cost.........................................  $         --   $  1,062,636   $  1,917,776   $  1,084,500
                                                              ============   ============   ============   ============
NET ASSETS CONSIST OF:
Paid-In Capital.............................................  $  1,997,820   $  1,449,975   $  1,867,262   $  1,060,432
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)...........................         5,848          4,423          3,305          1,652
Accumulated Net Realized Gain (Loss)........................      (100,614)      (387,082)        61,383         32,215
Net Unrealized Appreciation (Depreciation)..................     1,495,370      1,086,384      1,470,967        890,350
                                                              ------------   ------------   ------------   ------------
NET ASSETS..................................................  $  3,398,424   $  2,153,700   $  3,402,917   $  1,984,649
                                                              ============   ============   ============   ============
(1) NUMBER OF SHARES AUTHORIZED.............................   700,000,000    500,000,000    700,000,000    500,000,000
                                                              ============   ============   ============   ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                                               Tax-Managed   T.A. World ex
                                                                              T.A. U.S. Core       DFA         U.S. Core
                                                                                 Equity 2     International     Equity
                                                                                Portfolio    Value Portfolio  Portfolio*
                                                                              -------------- --------------- -------------
ASSETS:
Investments at Value (including $404,225, $102,369 and $54,106 of securities
 on loan, respectively)...................................................... $    4,589,904  $  3,047,813   $  1,957,401
Temporary Cash Investments at Value & Cost...................................         19,562            --             --
Collateral from Securities on Loan Invested in Affiliate at Value & Cost.....        412,788       111,675         53,201
Foreign Currencies at Value..................................................             --         8,322          4,151
Cash.........................................................................            753         4,818          3,527
Receivables:
  Investment Securities Sold.................................................          4,813           803          3,463
  Dividends, Interest and Tax Reclaims.......................................          2,991        11,771          7,725
  Securities Lending Income..................................................            191           303            168
  Fund Shares Sold...........................................................          3,880         1,174          1,863
Unrealized Gain on Foreign Currency Contracts................................             --            10              6
Prepaid Expenses and Other Assets............................................             65            41             49
                                                                              --------------  ------------   ------------
     Total Assets............................................................      5,034,947     3,186,730      2,031,554
                                                                              --------------  ------------   ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned...........................................        412,788       111,675         53,201
  Investment Securities Purchased............................................         12,544         8,339          8,475
  Fund Shares Redeemed.......................................................          1,207           494          1,072
  Due to Advisor.............................................................            825         1,237            638
Unrealized Loss on Foreign Currency Contracts................................             --             2              2
Accrued Expenses and Other Liabilities.......................................            199           184            193
                                                                              --------------  ------------   ------------
     Total Liabilities.......................................................        427,563       121,931         63,581
                                                                              --------------  ------------   ------------
NET ASSETS................................................................... $    4,607,384  $  3,064,799   $  1,967,973
                                                                              ==============  ============   ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)......................................    339,941,303   186,170,715    186,597,840
                                                                              ==============  ============   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE....................................................................... $        13.55  $      16.46   $      10.55
                                                                              ==============  ============   ============
Investments at Cost.......................................................... $    2,739,163  $  2,598,052   $  1,533,130
                                                                              ==============  ============   ============
Foreign Currencies at Cost................................................... $           --  $      8,282   $      4,144
                                                                              ==============  ============   ============
NET ASSETS CONSIST OF:
Paid-In Capital.............................................................. $    2,707,461  $  2,582,024   $  1,528,968
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income)..........................................................          8,772        25,334         13,041
Accumulated Net Realized Gain (Loss).........................................         40,410         7,606          1,645
Net Unrealized Foreign Exchange Gain (Loss)..................................             --            34             41
Net Unrealized Appreciation (Depreciation)...................................      1,850,741       449,801        424,278
                                                                              --------------  ------------   ------------
NET ASSETS................................................................... $    4,607,384  $  3,064,799   $  1,967,973
                                                                              ==============  ============   ============
(1) NUMBER OF SHARES AUTHORIZED..............................................  1,000,000,000   700,000,000    500,000,000
                                                                              ==============  ============   ============

----------
* See Note I in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                                            Tax-Managed
                                                                               U.S.                  Tax-Managed
                                                                            Marketwide  Tax-Managed U.S. Targeted
                                                                               Value    U.S. Equity     Value
                                                                            Portfolio*   Portfolio    Portfolio
                                                                            ----------- ----------- -------------
Investment Income
  Net Investment Income Allocated from Affiliated Investment Company:
  Dividends................................................................  $ 29,063          --           --
  Interest.................................................................         1          --           --
  Income from Securities Lending...........................................       275          --           --
  Expenses Allocated from Affiliated Investment Company....................    (3,419)         --           --
                                                                             --------    --------     --------
     Total Net Investment Income Received from Affiliated Investment
      Company..............................................................    25,920          --           --
                                                                             --------    --------     --------
Fund Investment Income
  Dividends (Net of Foreign Taxes Withheld of $0, $2 and $2, respectively).        --    $ 19,408     $ 19,104
  Interest.................................................................        --           1            2
  Income from Securities Lending...........................................        --         218          781
                                                                             --------    --------     --------
     Total Investment Income...............................................        --      19,627       19,887
                                                                             --------    --------     --------
Fund Expenses
  Investment Advisory Services Fees........................................        --         517        6,945
  Administrative Services Fees.............................................     2,435       1,550           --
  Accounting & Transfer Agent Fees.........................................        21          61           97
  Custodian Fees...........................................................        --          15           21
  Filing Fees..............................................................        27          31           28
  Shareholders' Reports....................................................        26          15           26
  Directors'/Trustees' Fees & Expenses.....................................        21          14           21
  Professional Fees........................................................         6          22           34
  Other....................................................................        12          15           17
                                                                             --------    --------     --------
     Total Expenses........................................................     2,548       2,240        7,189
                                                                             --------    --------     --------
  Fees (Waived), Expenses Reimbursed, and/or Previously Waived Fees
   Recovered by Advisor (Note C)...........................................        --          34           --
                                                                             --------    --------     --------
  Net Expenses.............................................................     2,548       2,274        7,189
                                                                             --------    --------     --------
  Net Investment Income (Loss).............................................    23,372      17,353       12,698
                                                                             --------    --------     --------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold.............................................    12,786       6,695       62,719
    Futures................................................................        --          --         (690)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities..................................................   223,817     130,667      158,099
                                                                             --------    --------     --------
  Net Realized and Unrealized Gain (Loss)..................................   236,603     137,362      220,128
                                                                             --------    --------     --------
Net Increase (Decrease) in Net Assets Resulting from Operations............  $259,975    $154,715     $232,826
                                                                             ========    ========     ========

----------
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                             Tax-Managed
                                                                                                 DFA      T.A. World ex
                                                                Tax-Managed  T.A. U.S. Core International   U.S. Core
                                                                U.S. Small      Equity 2        Value        Equity
                                                               Cap Portfolio   Portfolio      Portfolio     Portfolio
                                                               ------------- -------------- ------------- -------------
Investment Income
  Dividends (Net of Foreign Taxes Withheld of $2, $3, $3,837
   and $1,985, respectively)..................................    $10,899       $ 36,980      $ 87,465       $29,078
  Interest....................................................         --             --             2            --
  Income from Securities Lending..............................      1,101          1,103           756           602
                                                                  -------       --------      --------       -------
     Total Investment Income..................................     12,000         38,083        88,223        29,680
                                                                  -------       --------      --------       -------
Fund Expenses
  Investment Advisory Services Fees...........................      4,884          4,757         7,136         3,586
  Accounting & Transfer Agent Fees............................         58            126            89            58
  Custodian Fees..............................................         17             31           154           269
  Filing Fees.................................................         22             62            46            34
  Shareholders' Reports.......................................         18             23            26            15
  Directors'/Trustees' Fees & Expenses........................         12             27            18            11
  Professional Fees...........................................         20             42            44            32
  Other.......................................................         13             23            22            22
                                                                  -------       --------      --------       -------
     Total Expenses...........................................      5,044          5,091         7,535         4,027
                                                                  -------       --------      --------       -------
  Fees Paid Indirectly........................................         --             --            (2)           (2)
                                                                  -------       --------      --------       -------
  Net Expenses................................................      5,044          5,091         7,533         4,025
                                                                  -------       --------      --------       -------
  Net Investment Income (Loss)................................      6,956         32,992        80,690        25,655
                                                                  -------       --------      --------       -------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold*...............................     34,089         43,315        20,254         4,191
    Foreign Currency Transactions.............................         --             --           150           (94)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency................     46,036        249,798        46,580        46,788
    Translation of Foreign Currency Denominated Amounts.......         --             --           (44)            2
                                                                  -------       --------      --------       -------
  Net Realized and Unrealized Gain (Loss).....................     80,125        293,113        66,940        50,887
                                                                  -------       --------      --------       -------
Net Increase (Decrease) in Net Assets Resulting from
 Operations...................................................    $87,081       $326,105      $147,630       $76,542
                                                                  =======       ========      ========       =======

----------
* Net of foreign capital gain taxes withheld of $0, $0, $2 and $2, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                          Tax-Managed U.S.        Tax-Managed U.S. Equity Tax-Managed U.S. Targeted
                                       Marketwide Value Portfolio        Portfolio            Value Portfolio
                                       -------------------------  ----------------------  ------------------------
                                       Six Months       Year      Six Months     Year     Six Months      Year
                                          Ended        Ended         Ended      Ended        Ended       Ended
                                        April 30,     Oct. 31,     April 30,   Oct. 31,    April 30,    Oct. 31,
                                          2014          2013         2014        2013        2014         2013
                                       -----------   ----------   ----------- ----------  -----------  ----------
                                       (Unaudited)                (Unaudited)             (Unaudited)
Increase (Decrease) in Net
 Assets
Operations:
  Net Investment Income (Loss)........ $   23,372    $   45,063   $   17,353  $   33,279  $   12,698   $   34,184
  Net Realized Gain (Loss) on:
   Investment Securities Sold/
    Affiliated Investment
    Company Sold......................     12,786        28,282        6,695      31,573      62,719       90,493
   Futures............................         --            --           --          --        (690)        (469)
  Change in Unrealized
   Appreciation (Depreciation) of:
   Investment Securities/Affiliated
    Investment Company................    223,817       749,568      130,667     385,510     158,099      808,724
                                       ----------    ----------   ----------  ----------  ----------   ----------
    Net Increase (Decrease) in
     Net Assets Resulting from
     Operations.......................    259,975       822,913      154,715     450,362     232,826      932,932
                                       ----------    ----------   ----------  ----------  ----------   ----------
Distributions From:
  Net Investment Income...............    (24,231)      (45,918)     (17,137)    (33,403)    (14,162)     (34,487)
  Net Long-Term Gains.................         --            --           --          --     (83,909)     (51,974)
                                       ----------    ----------   ----------  ----------  ----------   ----------
    Total Distributions...............    (24,231)      (45,918)     (17,137)    (33,403)    (98,071)     (86,461)
                                       ----------    ----------   ----------  ----------  ----------   ----------
Capital Share Transactions (1):
  Shares Issued.......................    242,950       413,061      124,380     292,819     195,131      351,960
  Shares Issued in Lieu of Cash
   Distributions......................     23,775        44,666       16,287      31,525      97,041       85,408
  Shares Redeemed.....................   (214,481)     (469,582)    (116,006)   (272,253)   (225,063)    (461,353)
                                       ----------    ----------   ----------  ----------  ----------   ----------
    Net Increase (Decrease)
     from Capital Share
     Transactions.....................     52,244       (11,855)      24,661      52,091      67,109      (23,985)
                                       ----------    ----------   ----------  ----------  ----------   ----------
    Total Increase (Decrease) in
     Net Assets.......................    287,988       765,140      162,239     469,050     201,864      822,486
Net Assets
  Beginning of Period.................  3,110,436     2,345,296    1,991,461   1,522,411   3,201,053    2,378,567
                                       ----------    ----------   ----------  ----------  ----------   ----------
  End of Period....................... $3,398,424    $3,110,436   $2,153,700  $1,991,461  $3,402,917   $3,201,053
                                       ==========    ==========   ==========  ==========  ==========   ==========
(1) Shares Issued and
 Redeemed:
  Shares Issued.......................     10,398        21,510        6,227      17,525       6,101       13,343
  Shares Issued in Lieu of Cash
   Distributions......................      1,023         2,374          823       1,885       3,137        3,664
  Shares Redeemed.....................     (9,182)      (24,667)      (5,811)    (16,115)     (7,096)     (17,890)
                                       ----------    ----------   ----------  ----------  ----------   ----------
    Net Increase (Decrease)
     from Shares Issued and
     Redeemed.........................      2,239          (783)       1,239       3,295       2,142         (883)
                                       ==========    ==========   ==========  ==========  ==========   ==========
Undistributed Net Investment
 Income (Distributions in
 Excess of Net Investment
 Income).............................. $    5,848    $    6,707   $    4,423  $    4,207  $    3,305   $    4,774

                                       Tax-Managed U.S. Small
                                            Cap Portfolio
                                       ----------------------
                                       Six Months     Year
                                          Ended      Ended
                                        April 30,   Oct. 31,
                                          2014        2013
                                       ----------- ----------
                                       (Unaudited)
Increase (Decrease) in Net
 Assets
Operations:
  Net Investment Income (Loss)........ $    6,956  $   18,958
  Net Realized Gain (Loss) on:
   Investment Securities Sold/
    Affiliated Investment
    Company Sold......................     34,089      66,451
   Futures............................         --          --
  Change in Unrealized
   Appreciation (Depreciation) of:
   Investment Securities/Affiliated
    Investment Company................     46,036     440,389
                                       ----------  ----------
    Net Increase (Decrease) in
     Net Assets Resulting from
     Operations.......................     87,081     525,798
                                       ----------  ----------
Distributions From:
  Net Investment Income...............     (7,639)    (19,758)
  Net Long-Term Gains.................         --          --
                                       ----------  ----------
    Total Distributions...............     (7,639)    (19,758)
                                       ----------  ----------
Capital Share Transactions (1):
  Shares Issued.......................    140,960     265,581
  Shares Issued in Lieu of Cash
   Distributions......................      7,496      19,249
  Shares Redeemed.....................   (116,184)   (249,201)
                                       ----------  ----------
    Net Increase (Decrease)
     from Capital Share
     Transactions.....................     32,272      35,629
                                       ----------  ----------
    Total Increase (Decrease) in
     Net Assets.......................    111,714     541,669
Net Assets
  Beginning of Period.................  1,872,935   1,331,266
                                       ----------  ----------
  End of Period....................... $1,984,649  $1,872,935
                                       ==========  ==========
(1) Shares Issued and
 Redeemed:
  Shares Issued.......................      3,921       9,157
  Shares Issued in Lieu of Cash
   Distributions......................        212         725
  Shares Redeemed.....................     (3,236)     (8,677)
                                       ----------  ----------
    Net Increase (Decrease)
     from Shares Issued and
     Redeemed.........................        897       1,205
                                       ==========  ==========
Undistributed Net Investment
 Income (Distributions in
 Excess of Net Investment
 Income).............................. $    1,652  $    2,335

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                           T.A. U.S. Core Equity 2     Tax-Managed DFA           T.A. World ex U.S. Core
                                                  Portfolio        International Value Portfolio    Equity Portfolio
                                           ----------------------  ----------------------------  ----------------------
                                           Six Months     Year     Six Months        Year        Six Months     Year
                                              Ended      Ended        Ended         Ended           Ended      Ended
                                            April 30,   Oct. 31,    April 30,      Oct. 31,       April 30,   Oct. 31,
                                              2014        2013        2014           2013           2014        2013
                                           ----------- ----------  -----------     ----------    ----------- ----------
                                           (Unaudited)             (Unaudited)                   (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)............ $   32,992  $   59,525  $   80,690     $   62,438     $   25,655  $   36,104
  Net Realized Gain (Loss) on:
   Investment Securities Sold*............     43,315      40,753      20,254         21,533          4,191       4,345
   Foreign Currency Transactions..........         --          --         150           (449)           (94)       (309)
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and Foreign
    Currency..............................    249,798     894,300      46,580        480,686         46,788     263,265
   Translation of Foreign Currency
    Denominated Amounts...................         --          --         (44)           267              2          82
                                           ----------  ----------  ----------      ----------    ----------  ----------
     Net Increase (Decrease) in Net
      Assets Resulting from
      Operations..........................    326,105     994,578     147,630        564,475         76,542     303,487
                                           ----------  ----------  ----------      ----------    ----------  ----------
Distributions From:
  Net Investment Income...................    (30,768)    (58,615)    (60,930)       (64,636)       (16,753)    (37,052)
  Net Long-Term Gains.....................    (39,638)     (3,496)         --             --         (4,097)       (436)
                                           ----------  ----------  ----------      ----------    ----------  ----------
     Total Distributions..................    (70,406)    (62,111)    (60,930)       (64,636)       (20,850)    (37,488)
                                           ----------  ----------  ----------      ----------    ----------  ----------
Capital Share Transactions (1):
  Shares Issued...........................    465,767     772,713     306,877        540,616        283,576     401,186
  Shares Issued in Lieu of Cash
   Distributions..........................     70,265      61,302      60,161         63,075         20,781      36,576
  Shares Redeemed.........................   (288,100)   (515,963)   (147,323)      (316,534)      (117,971)   (218,473)
                                           ----------  ----------  ----------      ----------    ----------  ----------
     Net Increase (Decrease) from
      Capital Share Transactions..........    247,932     318,052     219,715        287,157        186,386     219,289
                                           ----------  ----------  ----------      ----------    ----------  ----------
     Total Increase (Decrease) in Net
      Assets..............................    503,631   1,250,519     306,415        786,996        242,078     485,288
Net Assets
  Beginning of Period.....................  4,103,753   2,853,234   2,758,384      1,971,388      1,725,895   1,240,607
                                           ----------  ----------  ----------      ----------    ----------  ----------
  End of Period........................... $4,607,384  $4,103,753  $3,064,799     $2,758,384     $1,967,973  $1,725,895
                                           ==========  ==========  ==========      ==========    ==========  ==========
(1) Shares Issued and Redeemed:
  Shares Issued...........................     35,138      70,037      19,059         37,954         27,730      42,914
  Shares Issued in Lieu of Cash
   Distributions..........................      5,440       5,642       3,735          4,452          2,072       3,951
  Shares Redeemed.........................    (21,847)    (47,040)     (9,153)       (22,556)       (11,575)    (23,452)
                                           ----------  ----------  ----------      ----------    ----------  ----------
     Net Increase (Decrease) from
      Shares Issued and Redeemed..........     18,731      28,639      13,641         19,850         18,227      23,413
                                           ==========  ==========  ==========      ==========    ==========  ==========
Undistributed Net Investment Income
 (Distributions in Excess of Net
 Investment Income)....................... $    8,772  $    6,550  $   25,334     $    5,574     $   13,041  $    4,137

----------
* Net of foreign capital gain taxes withheld of $0, $0, $2, $0, $2 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)


                                                              Tax-Managed U.S. Marketwide Value Portfolio
                                      -----------------------------------------------------------------------------
                                         Six Months          Year           Year           Year           Year
                                            Ended           Ended          Ended          Ended          Ended
                                          April 30,        Oct. 31,       Oct. 31,       Oct. 31,       Oct. 31,
                                            2014             2013           2012           2011           2010
--------------------------------------------------------------------------------------------------------------------
                                         (Unaudited)
Net Asset Value, Beginning of Period. $    22.35        $    16.76     $    14.42     $    13.78     $    11.61
                                      ----------        ----------     ----------     ----------     ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)....       0.17              0.32           0.28           0.22           0.16
 Net Gains (Losses) on Securities
  (Realized and Unrealized)..........       1.68              5.60           2.33           0.63           2.17
                                      ----------        ----------     ----------     ----------     ----------
   Total from Investment
    Operations.......................       1.85              5.92           2.61           0.85           2.33
--------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income...............      (0.17)            (0.33)         (0.27)         (0.21)         (0.16)
                                      ----------        ----------     ----------     ----------     ----------
   Total Distributions...............      (0.17)            (0.33)         (0.27)         (0.21)         (0.16)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period....... $    24.03        $    22.35     $    16.76     $    14.42     $    13.78
===================================== ===========       ==========     ==========     ==========     ==========
Total Return.........................       8.32%(C)         35.71%         18.34%          6.15%         20.17%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)......................... $3,398,424        $3,110,436     $2,345,296     $2,063,119     $1,896,941
Ratio of Expenses to Average Net
 Assets..............................       0.37%(B)(D)       0.37%(B)       0.38%(B)       0.38%(B)       0.38%(B)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumptions of Expenses and/or
 Recovery of Previously Waived
 Fees)...............................       0.37%(B)(D)       0.37%(B)       0.38%(B)       0.38%(B)       0.38%(B)
Ratio of Net Investment Income to
 Average Net Assets..................       1.44%(D)          1.66%          1.83%          1.45%          1.24%
Portfolio Turnover Rate..............        N/A               N/A            N/A            N/A            N/A
--------------------------------------------------------------------------------------------------------------------

                                      -----------
                                           Year
                                          Ended
                                         Oct. 31,
                                           2009
-----------------------------------------------------

Net Asset Value, Beginning of Period. $    10.59
                                      ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)....       0.21
 Net Gains (Losses) on Securities
  (Realized and Unrealized)..........       1.06
                                      ----------
   Total from Investment
    Operations.......................       1.27
-----------------------------------------------------
Less Distributions
------------------
 Net Investment Income...............      (0.25)
                                      ----------
   Total Distributions...............      (0.25)
-----------------------------------------------------
Net Asset Value, End of Period....... $    11.61
===================================== ==========
Total Return.........................      12.54%
-----------------------------------------------------
Net Assets, End of Period
 (thousands)......................... $1,618,256
Ratio of Expenses to Average Net
 Assets..............................       0.40%(B)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumptions of Expenses and/or
 Recovery of Previously Waived
 Fees)...............................       0.40%(B)
Ratio of Net Investment Income to
 Average Net Assets..................       2.07%
Portfolio Turnover Rate..............        N/A
-----------------------------------------------------

                                                              Tax-Managed U.S. Equity Portfolio
                                      ------------------------------------------------------------------------------
                                       Six Months       Year        Year         Year           Year           Year
                                          Ended        Ended       Ended        Ended          Ended          Ended
                                        April 30,     Oct. 31,    Oct. 31,     Oct. 31,       Oct. 31,       Oct. 31,
                                          2014          2013        2012         2011           2010           2009
------------------------------------------------------------------------------------------------------------------------
                                       (Unaudited)
Net Asset Value, Beginning of Period. $    19.20     $    15.16  $    13.48  $    12.70    $    10.94     $    10.36
                                      ----------     ----------  ----------  ----------    ----------     ----------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A)....       0.17           0.32        0.27        0.23          0.20           0.22
 Net Gains (Losses) on Securities
  (Realized and Unrealized)..........       1.31           4.05        1.67        0.77          1.76           0.60
                                      ----------     ----------  ----------  ----------    ----------     ----------
   Total from Investment
    Operations.......................       1.48           4.37        1.94        1.00          1.96           0.82
------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income...............      (0.16)         (0.33)      (0.26)      (0.22)        (0.20)         (0.24)
                                      ----------     ----------  ----------  ----------    ----------     ----------
   Total Distributions...............      (0.16)         (0.33)      (0.26)      (0.22)        (0.20)         (0.24)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period....... $    20.52     $    19.20  $    15.16  $    13.48    $    12.70     $    10.94
===================================== ===========    ==========  ==========  ==========    ==========     ==========
Total Return.........................       7.77%(C)      29.15%      14.57%       7.92%        18.10%          8.30%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)......................... $2,153,700     $1,991,461  $1,522,411  $1,364,068    $1,286,236     $1,141,449
Ratio of Expenses to Average Net
 Assets..............................       0.22%(D)       0.22%       0.22%       0.22%**       0.22%(B)       0.22%(B)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumptions of Expenses and/or
 Recovery of Previously Waived
 Fees)...............................       0.22%(D)       0.22%       0.22%       0.23%**       0.23%(B)       0.26%(B)
Ratio of Net Investment Income to
 Average Net Assets..................       1.68%(D)       1.89%       1.87%       1.65%         1.70%          2.24%
Portfolio Turnover Rate..............          0%(C)          3%          7%         11%*         N/A            N/A
------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

* For the period February 28, 2011 through October 31, 2011. Effective February 28, 2011, the Portfolio invests directly in securities rather than through The Tax-Managed U.S. Equity Series.
**Represents the combined ratios for the Portfolio and, for the period
  November 1, 2010 through February 27, 2011, its respective pro-rata share of The Tax-Managed U.S. Equity Series.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                           Tax-Managed U.S. Targeted Value Portfolio
                                           -------------------------------------------------------------------------
                                            Six Months       Year        Year        Year        Year        Year
                                               Ended        Ended       Ended       Ended       Ended       Ended
                                             April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
                                               2014          2013        2012        2011        2010        2009
----------------------------------------------------------------------------------------------------------------------
                                            (Unaudited)
Net Asset Value, Beginning of Period...... $    31.06     $    22.89  $    20.02  $    19.09  $    14.96  $    14.41
                                           ----------     ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)........       0.12           0.33        0.21        0.14        0.11        0.14
  Net Gains (Losses) on Securities
   (Realized and Unrealized)..............       2.13           8.69        2.85        0.93        4.13        0.60
                                           ----------     ----------  ----------  ----------  ----------  ----------
   Total from Investment Operations.......       2.25           9.02        3.06        1.07        4.24        0.74
----------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income...................      (0.14)         (0.34)      (0.19)      (0.14)      (0.11)      (0.19)
  Net Realized Gains......................      (0.82)         (0.51)         --          --          --          --
                                           ----------     ----------  ----------  ----------  ----------  ----------
   Total Distributions....................      (0.96)         (0.85)      (0.19)      (0.14)      (0.11)      (0.19)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period............ $    32.35     $    31.06  $    22.89  $    20.02  $    19.09  $    14.96
========================================== ===========    ==========  ==========  ==========  ==========  ==========
Total Return..............................       7.37%(C)      40.60%      15.39%       5.58%      28.43%       5.41%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)..... $3,402,917     $3,201,053  $2,378,567  $2,191,055  $2,145,546  $1,700,343
Ratio of Expenses to Average Net
 Assets...................................       0.43%(D)       0.44%       0.44%       0.44%       0.45%       0.47%
Ratio of Net Investment Income to Average
 Net Assets...............................       0.77%(D)       1.24%       0.98%       0.66%       0.63%       1.04%
Portfolio Turnover Rate...................          4%(C)          6%         12%         21%         26%         34%
----------------------------------------------------------------------------------------------------------------------

                                                             Tax-Managed U.S. Small Cap Portfolio
                                           -----------------------------------------------------------------------
                                            Six Months       Year        Year        Year        Year       Year
                                               Ended        Ended       Ended       Ended       Ended      Ended
                                             April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,   Oct. 31,
                                               2014          2013        2012        2011        2010       2009
-------------------------------------------------------------------------------------------------------------------
                                            (Unaudited)
Net Asset Value, Beginning of Period...... $    34.31     $    24.93  $    22.07  $    20.47  $    16.26  $  15.83
                                           ----------     ----------  ----------  ----------  ----------  --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)........       0.13           0.35        0.21        0.15        0.11      0.13
  Net Gains (Losses) on Securities
   (Realized and Unrealized)..............       1.46           9.40        2.85        1.59        4.20      0.47
                                           ----------     ----------  ----------  ----------  ----------  --------
   Total from Investment Operations.......       1.59           9.75        3.06        1.74        4.31      0.60
-------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income...................      (0.14)         (0.37)      (0.20)      (0.14)      (0.10)    (0.17)
  Net Realized Gains......................         --             --          --          --          --        --
                                           ----------     ----------  ----------  ----------  ----------  --------
   Total Distributions....................      (0.14)         (0.37)      (0.20)      (0.14)      (0.10)    (0.17)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period............ $    35.76     $    34.31  $    24.93  $    22.07  $    20.47  $  16.26
========================================== ===========    ==========  ==========  ==========  ==========  ========
Total Return..............................       4.64%(C)      39.55%      13.95%       8.50%      26.61%     3.98%
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)..... $1,984,649     $1,872,935  $1,331,266  $1,212,285  $1,141,494  $957,145
Ratio of Expenses to Average Net
 Assets...................................       0.52%(D)       0.52%       0.53%       0.53%       0.53%     0.55%
Ratio of Net Investment Income to Average
 Net Assets...............................       0.71%(D)       1.20%       0.90%       0.64%       0.58%     0.88%
Portfolio Turnover Rate...................          3%(C)          7%         17%         22%         27%       28%
-------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                         T.A. U.S. Core Equity 2 Portfolio
                                     -------------------------------------------------------------------------  --------------
                                      Six Months       Year        Year        Year        Year        Year      Six Months
                                         Ended        Ended       Ended       Ended       Ended       Ended         Ended
                                       April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,     April 30,
                                         2014          2013        2012        2011        2010        2009         2014
-------------------------------------------------------------------------------------------------------------------------------
                                      (Unaudited)                                                                (Unaudited)
Net Asset Value, Beginning of
 Period............................. $    12.78     $     9.75  $     8.63  $     8.18  $     6.83  $     6.31  $    15.99
                                     ----------     ----------  ----------  ----------  ----------  ----------  ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)..       0.10           0.19        0.16        0.12        0.11        0.11        0.45
  Net Gains (Losses) on Securities
   (Realized and Unrealized)........       0.88           3.04        1.11        0.45        1.35        0.52        0.36
                                     ----------     ----------  ----------  ----------  ----------  ----------  ----------
   Total from Investment
    Operations......................       0.98           3.23        1.27        0.57        1.46        0.63        0.81
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.............      (0.09)         (0.19)      (0.15)      (0.12)      (0.11)      (0.11)      (0.34)
  Net Realized Gains................      (0.12)         (0.01)         --          --          --          --          --
                                     ----------     ----------  ----------  ----------  ----------  ----------  ----------
   Total Distributions..............      (0.21)         (0.20)      (0.15)      (0.12)      (0.11)      (0.11)      (0.34)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period...... $    13.55     $    12.78  $     9.75  $     8.63  $     8.18  $     6.83  $    16.46
==================================== ===========    ==========  ==========  ==========  ==========  ==========  ===========
Total Return........................       7.81%(C)      33.58%      14.82%       6.97%      21.49%      10.28%       5.11%(C)
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)........................ $4,607,384     $4,103,753  $2,853,234  $2,432,872  $2,014,584  $1,444,886  $3,064,799
Ratio of Expenses to Average Net
 Assets.............................       0.24%(D)       0.24%       0.24%       0.24%       0.25%       0.28%       0.53%(D)
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumption of Expenses and/or
 Recovery of Previously Waived Fees
 and Fees Paid Indirectly)..........       0.24%(D)       0.24%       0.24%       0.24%       0.25%       0.28%       0.53%(D)
Ratio of Net Investment Income to
 Average Net Assets.................       1.53%(D)       1.72%       1.71%       1.39%       1.45%       1.82%       5.65%(D)
Portfolio Turnover Rate.............          2%(C)          2%          6%          6%          5%          5%          7%(C)
-------------------------------------------------------------------------------------------------------------------------------

                                      Tax-Managed DFA International Value Portfolio
                                     ------------------------------------------------------------
                                        Year        Year         Year        Year        Year
                                       Ended       Ended        Ended       Ended       Ended
                                      Oct. 31,    Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,
                                        2013        2012         2011        2010        2009
-------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of
 Period............................. $    12.91  $    12.99  $    14.53   $    13.49  $    10.55
                                     ----------  ----------  ----------   ----------  ----------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)..       0.39        0.42        0.46         0.31        0.32
  Net Gains (Losses) on Securities
   (Realized and Unrealized)........       3.09       (0.10)      (1.55)        1.03        3.00
                                     ----------  ----------  ----------   ----------  ----------
   Total from Investment
    Operations......................       3.48        0.32       (1.09)        1.34        3.32
-------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.............      (0.40)      (0.40)      (0.45)       (0.30)      (0.38)
  Net Realized Gains................         --          --          --           --          --
                                     ----------  ----------  ----------   ----------  ----------
   Total Distributions..............      (0.40)      (0.40)      (0.45)       (0.30)      (0.38)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period...... $    15.99  $    12.91  $    12.99   $    14.53  $    13.49
==================================== ==========  ==========  ==========   ==========  ==========
Total Return........................      27.39%       2.77%      (7.81)%      10.34%      32.27%
-------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)........................ $2,758,384  $1,971,388  $1,843,496   $1,834,003  $1,637,834
Ratio of Expenses to Average Net
 Assets.............................       0.53%       0.55%       0.55%        0.55%       0.56%
Ratio of Expenses to Average Net
 Assets (Excluding Waivers and
 Assumption of Expenses and/or
 Recovery of Previously Waived Fees
 and Fees Paid Indirectly)..........       0.53%       0.55%       0.55%        0.55%       0.56%
Ratio of Net Investment Income to
 Average Net Assets.................       2.70%       3.32%       3.16%        2.29%       2.92%
Portfolio Turnover Rate.............         12%         18%         16%          28%         24%
-------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                          T.A. World ex U.S. Core Equity Portfolio
                           ----------------------------------------------------------------------
                            Six Months       Year        Year         Year       Year      Year
                               Ended        Ended       Ended        Ended      Ended     Ended
                             April 30,     Oct. 31,    Oct. 31,     Oct. 31,   Oct. 31,  Oct. 31,
                               2014          2013        2012         2011       2010      2009
--------------------------------------------------------------------------------------------------
                            (Unaudited)
Net Asset Value,
 Beginning of Period...... $    10.25     $     8.56  $     8.39  $     9.31   $   8.13  $   5.85
                           ----------     ----------  ----------  ----------   --------  --------
Income from Investment
 Operations
----------------------
 Net Investment Income
   (Loss) (A).............       0.15           0.23        0.23        0.25       0.17      0.16
 Net Gains (Losses) on
   Securities (Realized
   and Unrealized)........       0.27           1.70        0.16       (0.93)      1.17      2.27
                           ----------     ----------  ----------  ----------   --------  --------
   Total from Investment
    Operations............       0.42           1.93        0.39       (0.68)      1.34      2.43
--------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income....      (0.10)         (0.24)      (0.22)      (0.24)     (0.16)    (0.15)
 Net Realized Gains.......      (0.02)            --          --          --         --        --
                           ----------     ----------  ----------  ----------   --------  --------
   Total Distributions....      (0.12)         (0.24)      (0.22)      (0.24)     (0.16)    (0.15)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period................... $    10.55     $    10.25  $     8.56  $     8.39   $   9.31  $   8.13
========================   ===========    ==========  ==========  ==========   ========  ========
Total Return..............       4.16%(C)      22.88%       4.90%      (7.55)%    16.78%    42.13%
--------------------------------------------------------------------------------------------------
Net Assets, End of
 Period (thousands)....... $1,967,973     $1,725,895  $1,240,607  $1,042,981   $966,999  $668,728
Ratio of Expenses to
 Average Net Assets.......       0.45%(D)       0.46%       0.49%       0.48%      0.48%     0.54%
Ratio of Expenses to
 Average Net Assets
 (Excluding Waivers and
 Assumption of Expenses
 and/or Recovery of
 Previously Waived Fees
 and Fees Paid
 Indirectly)..............       0.45%(D)       0.46%       0.49%       0.48%      0.48%     0.51%
Ratio of Net Investment
 Income to Average Net
 Assets...................       2.86%(D)       2.45%       2.77%       2.63%      2.00%     2.38%
Portfolio Turnover Rate...          3%(C)          2%          3%          5%         2%        5%
--------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


A. Organization:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of seventy-seven operational portfolios, seven of which (the "Portfolios"), are included in this section of the report. The remaining seventy portfolios are presented in separate reports.

   Tax-Managed U.S. Marketwide Value Portfolio (the "Feeder Fund") primarily invests its assets in The Tax-Managed U.S. Marketwide Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At April 30, 2014, the Feeder Fund owned 71% of its Series.

   The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Fund.

   Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio, T.A. U.S. Core Equity 2 Portfolio, Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio are organized as stand-alone registered investment companies.

   Prior to February 28, 2011, Tax-Managed U.S. Equity Portfolio invested substantially all of its assets in The Tax-Managed U.S. Equity Series (the "Equity Series"). At the close of business February 25, 2011, Tax-Managed U.S. Equity Portfolio received its prorata share of cash and securities from the Equity Series in a complete liquidation of its interest in the Equity Series. Effective February 28, 2011, Tax-Managed U.S. Equity Portfolio invests directly in securities rather than through the Equity Series and maintains the same investment objective.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio and T.A. U.S. Core Equity 2 Portfolio (the "Domestic Equity Portfolios") and Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price at the close of the exchanges on which they are principally traded (official closing price). International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices which approximate fair value. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of Dimensional Fund Advisors LP) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT, the previous day), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the International Equity Portfolios use fair value pricing, the values assigned to the foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   Tax-Managed U.S. Marketwide Value Portfolio's investment reflects its proportionate interest in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolios recognize transfers between the levels as of the end of the period. As of April 30, 2014, the T.A. World Ex US Core Equity Portfolio had significant transfers of securities with a total value of $29,065 (in thousands) that transferred from Level 2 to Level 1 because fair value procedures were no longer applied. At October 31, 2013, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

   2. Foreign Currency Translation: Securities and other assets and liabilities of the International Equity Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

   3. Deferred Compensation Plan: Each eligible Director/Trustee of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2014, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   The Feeder Fund recognizes its pro-rata share of net investment income and realized and unrealized gains/losses of investment securities, on a daily basis, from its Series, which is treated as a partnership for federal income tax purposes.

   The International Equity Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   T.A. World ex U.S. Core Equity Portfolio is subject to a 15% tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The capital gains taxes are recognized when the capital gains are earned.

C. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides administrative services to the Feeder Fund and Tax-Managed U.S. Equity Portfolio, including supervision of services provided by others, providing information to shareholders and the Board, and other administrative services. The Advisor provides investment advisory services to the Portfolios. The Advisor receives no additional compensation for the investment advisory services it provides to the Feeder Fund. For the six months ended April 30, 2014, the Portfolios' administrative services fees or investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

                                                 Administrative   Advisory
                                                 Services Fees  Services Fees
                                                 -------------- -------------
  Tax-Managed U.S. Marketwide Value Portfolio...      0.15%           --
  Tax-Managed U.S. Equity Portfolio*............      0.15%         0.05%
  Tax-Managed U.S. Targeted Value Portfolio.....        --          0.42%
  Tax-Managed U.S. Small Cap Portfolio..........        --          0.50%
  T.A. U.S. Core Equity 2 Portfolio.............        --          0.22%
  Tax-Managed DFA International Value Portfolio.        --          0.50%
  T.A. World ex U.S. Core Equity Portfolio......        --          0.40%

   Prior to February 28, 2014, the Portfolio was provided administrative services under an administrative agreement. Effective February 28, 2014, the administrative agreement and investment advisory agreement for the Portfolio was combined into an investment management agreement that provides for an investment management fee, equal to the Portfolio's previous investment advisory services fee and administrative services fee, payable to the Advisor for both investment advisory services and administrative services.

   Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the "Fee Waiver Agreement"), the Advisor has contractually agreed to waive certain fees and in certain instances, assume certain expenses of the Tax-Managed U.S. Equity Portfolio, T.A. U.S. Core Equity 2 Portfolio, and T.A. World ex U.S. Core Equity Portfolio, as described in the notes below. The Fee Waiver Agreement for the Portfolios below will remain in effect through February 28, 2015, and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the six months ended April 30, 2014, the Portfolios listed had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). Previously waived fees subject to future recovery by the Advisor are also reflected below (amounts in thousands). The Fund, on behalf of the Portfolios listed, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

                                                                             Previously
                                                             Recovery       Waived Fees/
                                               Expense    of Previously   Expenses Assumed
                                              Limitation   Waived Fees/   Subject to Future
                                                Amount   Expenses Assumed     Recovery
                                              ---------- ---------------- -----------------
Tax-Managed U.S. Equity Portfolio (1)........    0.22%         $34              $173
T.A. U.S. Core Equity 2 Portfolio (2)........    0.30%          --                --
T.A. World ex U.S. Core Equity Portfolio (3).    0.60%          --                --

   (1) The Advisor has contractually agreed to waive its management fee and assume the ordinary operating expenses of the Portfolio (excluding the expenses that the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to reduce the Portfolio's expenses when its total operating expenses exceed the rate listed above as a percentage of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount listed above for the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio Expenses to exceed the Expense Limitation Amount.

   (2) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume the Portfolio's ordinary operating expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses to the rate listed above as a percentage of average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the annualized Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount listed above, the Advisor retains the right to recover any fees previously waived and/or any expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount.

   (3) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of the Portfolio's average net assets on an annualized basis (the "Expense Limitation Amount"). At any time that the annualized Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount listed above, the Advisor retains the right to recover any fees previously waived and/or any expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses to exceed the Expense Limitation Amount.

Earned Income Credit:

   In addition, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of each Portfolio's custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. During the six months ended April 30, 2014, expenses reduced were as follows (amounts in thousands):

                                                          Fees Paid
                                                          Indirectly
                                                          ----------
           Tax-Managed DFA International Value Portfolio.     $2
           T.A. World ex U.S. Core Equity Portfolio......      2

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2014, the total related amounts paid to the CCO by the Fund were $130 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

   At April 30, 2014, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

               Tax-Managed U.S. Marketwide Value Portfolio... $83
               Tax-Managed U.S. Equity Portfolio.............  96
               Tax-Managed U.S. Targeted Value Portfolio.....  87
               Tax-Managed U.S. Small Cap Portfolio..........  50
               T.A. U.S. Core Equity 2 Portfolio.............  83
               Tax-Managed DFA International Value Portfolio.  76
               T.A. World ex U.S. Core Equity Portfolio......  36

E. Purchases and Sales of Securities:

   For the six months ended April 30, 2014, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

                                                      Purchases  Sales
                                                      --------- --------
       Tax-Managed U.S. Equity Portfolio............. $ 38,267  $  8,224
       Tax-Managed U.S. Targeted Value Portfolio.....  138,723   132,718
       Tax-Managed U.S. Small Cap Portfolio..........   99,482    50,822
       T.A. U.S. Core Equity 2 Portfolio.............  300,148    74,756
       Tax-Managed DFA International Value Portfolio.  402,348   198,348
       T.A. World ex U.S. Core Equity Portfolio......  233,668    48,106

   There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2013, primarily attributable to net foreign currency gains/losses, realized gains on securities considered to be "passive foreign investment companies", the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, non-deductible expenses, foreign capital gains tax, tax equalization, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                                  Increase       Increase
                                                                 (Decrease)     (Decrease)
                                                  Increase     Undistributed   Accumulated
                                                 (Decrease)    Net Investment  Net Realized
                                               Paid-In Capital     Income     Gains (Losses)
                                               --------------- -------------- --------------
Tax-Managed U.S. Marketwide Value Portfolio...         --          $  411        $  (411)
Tax-Managed U.S. Equity Portfolio.............         --              91            (91)
Tax-Managed U.S. Targeted Value Portfolio.....     $4,040           2,090         (6,130)
Tax-Managed U.S. Small Cap Portfolio..........         --             993           (993)
T.A. U.S. Core Equity 2 Portfolio.............      2,201            (884)        (1,317)
Tax-Managed DFA International Value Portfolio.         --              15            (15)
T.A. World ex U.S. Core Equity Portfolio......        825            (763)           (62)

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2012 and October 31, 2013 were as follows (amounts in thousands):

                                             Net Investment
                                               Income and
                                               Short-Term     Long-Term
                                             Capital Gains  Capital Gains  Total
                                             -------------- ------------- -------
Tax-Managed U.S. Marketwide Value Portfolio
2012........................................    $38,619                   $38,619
2013........................................     45,918          --        45,918

                                               Net Investment
                                                 Income and
                                                 Short-Term     Long-Term
                                               Capital Gains  Capital Gains  Total
                                               -------------- ------------- -------
Tax-Managed U.S. Equity Portfolio
2012..........................................    $26,579                   $26,579
2013..........................................     33,403             --     33,403
Tax-Managed U.S. Targeted Value Portfolio
2012..........................................     21,411        $ 3,466     24,877
2013..........................................     34,487         51,974     86,461
Tax-Managed U.S. Small Cap Portfolio
2012..........................................     10,665                    10,665
2013..........................................     19,758             --     19,758
T.A. U.S. Core Equity 2 Portfolio
2012..........................................     43,904            140     44,044
2013..........................................     58,615          3,496     62,111
Tax-Managed DFA International Value Portfolio
2012..........................................     60,106                    60,106
2013..........................................     64,636             --     64,636
T.A. World ex U.S. Core Equity Portfolio
2012..........................................     30,337             10     30,347
2013..........................................     37,052            436     37,488

   At October 31, 2013, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                            Net Investment
                                              Income and
                                              Short-Term     Long-Term
                                            Capital Gains  Capital Gains Total
                                            -------------- ------------- ------
 Tax-Managed U.S. Targeted Value Portfolio.     $1,189        $2,851     $4,040
 T.A. U.S. Core Equity 2 Portfolio.........      1,315           886      2,201
 T.A. World ex U.S. Core Equity Portfolio..        746            80        826

   At October 31, 2013, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                     Undistributed                                               Total Net
                                     Net Investment                                            Distributable
                                       Income and   Undistributed                 Unrealized     Earnings
                                       Short-Term     Long-Term   Capital Loss   Appreciation  (Accumulated
                                     Capital Gains  Capital Gains Carryforwards (Depreciation)    Losses)
                                     -------------- ------------- ------------- -------------- -------------
Tax-Managed U.S. Marketwide Value
  Portfolio.........................     $6,823             --      $(112,900)    $1,271,053    $1,164,976
Tax-Managed U.S. Equity Portfolio...      4,298             --       (392,788)       954,728       566,238
Tax-Managed U.S. Targeted Value
  Portfolio.........................      4,848        $83,814             --      1,312,318     1,400,980
Tax-Managed U.S. Small Cap
  Portfolio.........................      2,623             --         (1,518)       843,717       844,822
T.A. U.S. Core Equity 2 Portfolio...      6,680         39,411             --      1,598,207     1,644,298
Tax-Managed DFA International Value
  Portfolio.........................      5,723             --         (8,800)       399,221       396,144
T.A. World ex U.S. Core Equity
  Portfolio.........................      6,920          3,988             --        372,437       383,345

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2013, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

                                                    Expires on October 31,
                                                  --------------------------
                                                    2016     2017    Total
                                                  -------- -------- --------
   Tax-Managed U.S. Marketwide Value Portfolio...       -- $112,900 $112,900
   Tax-Managed U.S. Equity Portfolio............. $106,222  286,566  392,788
   Tax-Managed U.S. Small Cap Portfolio..........       --    1,518    1,518
   Tax-Managed DFA International Value Portfolio.       --    8,800    8,800

   During the year ended October 31, 2013, the Portfolios utilized the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

             Tax-Managed U.S. Marketwide Value Portfolio... $27,871
             Tax-Managed U.S. Equity Portfolio.............  31,253
             Tax-Managed U.S. Small Cap Portfolio..........  65,442
             Tax-Managed DFA International Value Portfolio.  21,417

   At April 30, 2014, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                         Net
                                                                                      Unrealized
                                                Federal    Unrealized   Unrealized   Appreciation
                                                Tax Cost  Appreciation Depreciation (Depreciation)
                                               ---------- ------------ ------------ --------------
Tax-Managed U.S. Marketwide Value Portfolio... $1,904,123  $1,494,870          --     $1,494,870
Tax-Managed U.S. Equity Portfolio.............  1,188,933   1,100,158   $ (14,762)     1,085,396
Tax-Managed U.S. Targeted Value Portfolio.....  2,392,284   1,552,897     (82,480)     1,470,417
Tax-Managed U.S. Small Cap Portfolio..........  1,516,137     929,697     (39,944)       889,753
T.A. U.S. Core Equity 2 Portfolio.............  3,174,249   1,893,167     (45,162)     1,848,005
Tax-Managed DFA International Value Portfolio.  2,713,809     607,641    (161,962)       445,679
T.A. World ex U.S. Core Equity Portfolio......  1,591,430     538,207    (119,035)       419,172

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Portfolio's tax positions and has concluded that no additional provision for income tax is required in any Portfolio's financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

Derivative Financial Instruments:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   2. Futures Contracts: The Portfolios may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. Government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities or indices, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

   The following is a summary of the location on the Tax-Managed U.S. Targeted Value Portfolio's Statement of Operations of realized and change in unrealized gains and losses from the Portfolio's derivative instrument holdings through the six months ended April 30, 2014 (amounts in thousands):

 Derivative Type   Location of Gain (Loss) on Derivatives Recognized in Income
 ---------------   -----------------------------------------------------------
 Equity contracts             Net Realized Gain (Loss) on: Futures

   The following is a summary of the realized and change in unrealized gains and losses from the Tax-Managed U.S. Targeted Value Portfolio's derivative instrument holdings categorized by primary risk exposure for the six months ended April 30, 2014 (amounts in thousands):

                                                  Realized Gain (Loss) on
                                                  Derivatives Recognized in Income
                                                  ---------------------------------
                                                                     Equity
                                                      Total           Contracts
                                                  ---------       -------------
      Tax-Managed U.S. Targeted Value Portfolio*.  $(690)            $(690)

* As of April 30, 2014, there were no futures contracts outstanding. During the six months ended April 30, 2014, the Portfolio had limited activity in futures contracts.

H. Line of Credit:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit was scheduled to expire on March 3, 2014, however, effective March 3, 2014, the term was extended until March 2, 2015.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 10, 2014 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 9, 2015.

   For the six months ended April 30, 2014, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                       Weighted      Weighted    Number of   Interest Maximum Amount
                                        Average      Average        Days     Expense  Borrowed During
                                     Interest Rate Loan Balance Outstanding* Incurred   The Period
                                     ------------- ------------ ------------ -------- ---------------
Tax-Managed U.S. Targeted Value
  Portfolio.........................     0.85%        $6,533         3          --        $ 6,533
T.A. U.S. Core Equity 2 Portfolio...     0.85%         1,075         3          --          1,075
Tax-Managed DFA International Value
  Portfolio.........................     0.83%         7,419         8         $ 1         12,007

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2014, that each Portfolio's available line of credit was utilized.

   There were no outstanding borrowings by the Portfolios under the lines of credit as of April 30, 2014.

I. Securities Lending:

   As of April 30, 2014, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. In addition, the following Portfolio received non-cash collateral consisting of short and/or long term U.S. Treasury securities (amounts in thousands):

                                                          Market
                                                          Value
                                                          ------
                T.A. World ex U.S. Core Equity Portfolio. $6,570

   Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

   Subject to their stated investment policies, the Portfolios with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Such Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Portfolio with securities on loan will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Other:

   At April 30, 2014, the following number of shareholders held the following approximate percentages of the stated fund outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                                Approximate
                                                                 Percentage
                                                   Number of   of Outstanding
                                                  Shareholders     Shares
                                                  ------------ --------------
   Tax-Managed U.S. Marketwide Value Portfolio...      3             91%
   Tax-Managed U.S. Equity Portfolio.............      3             86%
   Tax-Managed U.S. Targeted Value Portfolio.....      3             96%
   Tax-Managed U.S. Small Cap Portfolio..........      3             94%
   T.A. U.S. Core Equity 2 Portfolio.............      3             92%
   Tax-Managed DFA International Value Portfolio.      3             94%
   T.A. World ex U.S. Core Equity Portfolio......      3             90%

   On December 13, 2013, the Board of the Fund voted to approve the combination of the Investment Advisory Agreement and the Administration Agreement (together, the "Previous Agreements") into a bundled Investment Management Agreement for the Tax-Managed U.S. Equity Portfolio. The Investment Management Agreement became effective on February 28, 2014. The nature and level of services to the Portfolio under the Investment Management Agreement are the same as under the Previous Agreements. As of February 28, 2014, the Portfolio pays the Advisor an investment management fee that is equal to the sum of the previous investment advisory and administration fees that were paid by the Portfolio to the Advisor under the Previous Agreements.

L. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Portfolios and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                       THE DFA INVESTMENT TRUST COMPANY

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                      Six Months Ended April 30, 2014
EXPENSE TABLES
                                              Beginning  Ending              Expenses
                                               Account  Account   Annualized   Paid
                                                Value    Value     Expense    During
                                              11/01/13  04/30/14    Ratio*   Period*
                                              --------- --------- ---------- --------
The Tax-Managed U.S. Marketwide Value Series
--------------------------------------------
Actual Fund Return........................... $1,000.00 $1,084.10    0.21%    $1.09
Hypothetical 5% Annual Return................ $1,000.00 $1,023.75    0.21%    $1.05

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

                       THE DFA INVESTMENT TRUST COMPANY

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending
January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on March 31, 2014. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC EQUITY PORTFOLIO

                 The Tax-Managed U.S. Marketwide Value Series
              Consumer Discretionary.......................  17.8%
              Consumer Staples.............................   7.3%
              Energy.......................................  17.1%
              Financials...................................  18.7%
              Health Care..................................   9.9%
              Industrials..................................  14.3%
              Information Technology.......................   6.8%
              Materials....................................   3.2%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   4.5%
              Utilities....................................   0.4%
                                                            -----
                                                            100.0%

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                     Percentage
                                             Shares      Value+    of Net Assets**
                                             ------      ------    ---------------
COMMON STOCKS -- (95.2%)
Consumer Discretionary -- (16.9%)
    Comcast Corp. Class A.................. 3,446,875 $178,410,250            3.7%
    Comcast Corp. Special Class A.......... 1,088,341   55,538,041            1.2%
    General Motors Co......................   674,707   23,263,897            0.5%
*   Liberty Interactive Corp. Class A......   882,463   25,644,375            0.5%
    Time Warner Cable, Inc.................   693,942   98,165,035            2.1%
    Time Warner, Inc....................... 1,534,860  102,006,796            2.1%
    Twenty-First Century Fox, Inc. Class A. 1,287,383   41,222,004            0.9%
    Other Securities.......................            324,623,832            6.7%
                                                      ------------           -----
Total Consumer Discretionary...............            848,874,230           17.7%
                                                      ------------           -----
Consumer Staples -- (7.0%)
    Archer-Daniels-Midland Co..............   813,476   35,573,306            0.8%
*   Constellation Brands, Inc. Class A.....   249,042   19,883,513            0.4%
    CVS Caremark Corp...................... 1,510,745  109,861,376            2.3%
    Mondelez International, Inc. Class A... 2,081,099   74,191,179            1.6%
    Other Securities.......................            111,314,721            2.2%
                                                      ------------           -----
Total Consumer Staples.....................            350,824,095            7.3%
                                                      ------------           -----
Energy -- (16.2%)
    Anadarko Petroleum Corp................   845,068   83,678,633            1.8%
    Apache Corp............................   289,715   25,147,262            0.5%
    Chevron Corp...........................   696,706   87,450,537            1.8%
    ConocoPhillips......................... 1,766,829  131,293,063            2.8%
    Exxon Mobil Corp.......................   510,224   52,252,040            1.1%
    Hess Corp..............................   378,130   33,714,071            0.7%
    Marathon Oil Corp......................   903,937   32,677,323            0.7%
    Marathon Petroleum Corp................   451,968   42,010,426            0.9%
    National Oilwell Varco, Inc............   250,948   19,706,946            0.4%
    Phillips 66............................   883,414   73,517,713            1.5%
    Valero Energy Corp.....................   605,899   34,639,246            0.7%
    Other Securities.......................            199,516,990            4.1%
                                                      ------------           -----
Total Energy...............................            815,604,250           17.0%
                                                      ------------           -----
Financials -- (17.8%)
    American International Group, Inc......   899,581   47,794,738            1.0%
    Bank of America Corp................... 6,542,656   99,055,812            2.1%
    Capital One Financial Corp.............   356,632   26,355,105            0.6%
    Citigroup, Inc......................... 2,248,344  107,718,161            2.3%
    CME Group, Inc.........................   414,385   29,168,560            0.6%
    Goldman Sachs Group, Inc. (The)........   143,685   22,963,737            0.5%
    JPMorgan Chase & Co.................... 1,591,818   89,109,972            1.9%
    MetLife, Inc........................... 1,125,923   58,942,069            1.2%
    Morgan Stanley......................... 1,476,248   45,660,351            1.0%
    Prudential Financial, Inc..............   497,625   40,148,385            0.9%
    Other Securities.......................            325,616,838            6.5%
                                                      ------------           -----
Total Financials...........................            892,533,728           18.6%
                                                      ------------           -----
Health Care -- (9.5%)
    Aetna, Inc.............................   558,462   39,902,110            0.8%
*   Express Scripts Holding Co.............   493,239   32,839,853            0.7%
    Humana, Inc............................   236,814   25,990,337            0.6%
    Pfizer, Inc............................ 3,950,849  123,582,557            2.6%
    Thermo Fisher Scientific, Inc..........   499,520   56,945,280            1.2%
    WellPoint, Inc.........................   504,640   50,807,155            1.1%

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED

                                                                                      Percentage
                                                           Shares        Value+     of Net Assets**
                                                           ------        ------     ---------------
Health Care -- (Continued)
      Zoetis, Inc........................................    805,208 $   24,365,594            0.5%
      Other Securities...................................               120,754,284            2.4%
                                                                     --------------          ------
Total Health Care........................................               475,187,170            9.9%
                                                                     --------------          ------
Industrials -- (13.6%)
      CSX Corp...........................................  1,242,950     35,076,049            0.8%
      General Electric Co................................  5,021,489    135,027,839            2.8%
      Norfolk Southern Corp..............................    545,229     51,540,497            1.1%
      Northrop Grumman Corp..............................    337,038     40,953,487            0.9%
      Union Pacific Corp.................................    444,064     84,563,108            1.8%
      Other Securities...................................               337,071,373            6.9%
                                                                     --------------          ------
Total Industrials........................................               684,232,353           14.3%
                                                                     --------------          ------
Information Technology -- (6.5%)
      Corning, Inc.......................................  1,201,485     25,123,051            0.5%
*     Micron Technology, Inc.............................    758,908     19,822,677            0.4%
*     Yahoo!, Inc........................................  1,048,770     37,703,281            0.8%
      Other Securities...................................               242,269,358            5.1%
                                                                     --------------          ------
Total Information Technology.............................               324,918,367            6.8%
                                                                     --------------          ------
Materials -- (3.1%)
      International Paper Co.............................    493,615     23,027,140            0.5%
      Other Securities...................................               132,034,497            2.7%
                                                                     --------------          ------
Total Materials..........................................               155,061,637            3.2%
                                                                     --------------          ------
Other -- (0.0%)
      Other Securities...................................                        --            0.0%
                                                                     --------------          ------
Real Estate Investment Trusts -- (0.0%)
      Other Securities...................................                   169,393            0.0%
                                                                     --------------          ------
Telecommunication Services -- (4.3%)
      AT&T, Inc..........................................  4,065,906    145,152,844            3.0%
      Verizon Communications, Inc........................    644,888     30,135,616            0.6%
      Other Securities...................................                39,529,376            0.9%
                                                                     --------------          ------
Total Telecommunication Services.........................               214,817,836            4.5%
                                                                     --------------          ------

Utilities -- (0.3%)
      Other Securities...................................                16,769,702            0.4%
                                                                     --------------          ------
TOTAL COMMON STOCKS......................................             4,778,992,761           99.7%
                                                                     --------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities...................................                    21,150            0.0%
                                                                     --------------          ------

TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional Liquid Reserves, 0.074%. 11,873,516     11,873,516            0.2%
                                                                     --------------          ------

                                                           Shares/
                                                            Face
                                                           Amount
                                                           -------         -               -
                                                            (000)
SECURITIES LENDING COLLATERAL -- (4.6%)
(S)@  DFA Short Term Investment Fund..................... 19,872,417    229,923,863            4.8%
                                                                     --------------          ------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $2,914,575,678)...................................            $5,020,811,290          104.7%
                                                                     ==============          ======

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      Investments in Securities (Market Value)
                                 --------------------------------------------------
                                    Level 1       Level 2    Level 3     Total
                                 -------------- ------------ ------- --------------
Common Stocks
  Consumer Discretionary........ $  848,874,230           --   --    $  848,874,230
  Consumer Staples..............    350,824,095           --   --       350,824,095
  Energy........................    815,604,250           --   --       815,604,250
  Financials....................    892,527,152 $      6,576   --       892,533,728
  Health Care...................    475,127,397       59,773   --       475,187,170
  Industrials...................    684,232,141          212   --       684,232,353
  Information Technology........    324,918,367           --   --       324,918,367
  Materials.....................    155,061,637           --   --       155,061,637
  Other.........................             --           --   --                --
  Real Estate Investment Trusts.        169,393           --   --           169,393
  Telecommunication Services....    214,817,836           --   --       214,817,836
  Utilities.....................     16,769,702           --   --        16,769,702
Rights/Warrants.................             --       21,150   --            21,150
Temporary Cash Investments......     11,873,516           --   --        11,873,516
Securities Lending Collateral...             --  229,923,863   --       229,923,863
                                 -------------- ------------   --    --------------
TOTAL........................... $4,790,799,716 $230,011,574   --    $5,020,811,290
                                 ============== ============   ==    ==============

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

                      STATEMENT OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

ASSETS:
Investments at Value (including $225,255 of securities on loan).......... $4,779,013
Temporary Cash Investments at Value & Cost...............................     11,874
Collateral from Securities on Loan Invested in Affiliate at Value & Cost.    229,924
Cash.....................................................................      1,055
Receivables:
  Investment Securities Sold.............................................        849
  Dividends and Interest.................................................      4,181
  Securities Lending Income..............................................         71
                                                                          ----------
     Total Assets........................................................  5,026,967
                                                                          ----------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned.......................................    229,924
  Due to Advisor.........................................................        781
Accrued Expenses and Other Liabilities...................................        228
                                                                          ----------
     Total Liabilities...................................................    230,933
                                                                          ----------
NET ASSETS............................................................... $4,796,034
                                                                          ==========
Investments at Cost...................................................... $2,672,778
                                                                          ==========

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

                            STATEMENT OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

   Investment Income
     Dividends..................................................... $ 40,992
     Interest......................................................        1
     Income from Securities Lending................................      388
                                                                    --------
        Total Investment Income....................................   41,381
                                                                    --------
   Expenses
     Investment Advisory Services Fees.............................    4,579
     Accounting & Transfer Agent Fees..............................      118
     Custodian Fees................................................       25
     Shareholders' Reports.........................................        8
     Directors'/Trustees' Fees & Expenses..........................       29
     Professional Fees.............................................       50
     Other.........................................................       13
                                                                    --------
        Total Expenses.............................................    4,822
                                                                    --------
     Net Expenses..................................................    4,822
                                                                    --------
     Net Investment Income (Loss)..................................   36,559
                                                                    --------
   Realized and Unrealized Gain (Loss)
     Net Realized Gain (Loss) on:
       Investment Securities Sold..................................   18,006
     Change in Unrealized Appreciation (Depreciation) of:
       Investment Securities.......................................  315,510
                                                                    --------
     Net Realized and Unrealized Gain (Loss).......................  333,516
                                                                    --------
   Net Increase (Decrease) in Net Assets Resulting from Operations. $370,075
                                                                    ========

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                         Six Months     Year
                                                                            Ended      Ended
                                                                          April 30,   Oct. 31,
                                                                            2014        2013
-                                                                        ----------- ----------
                                                                         (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss).......................................... $   36,559  $   69,562
  Net Realized Gain (Loss) on:
    Investment Securities Sold..........................................     18,006      39,747
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities...............................................    315,510   1,056,586
                                                                         ----------  ----------
     Net Increase (Decrease) in Net Assets Resulting from Operations....    370,075   1,165,895
                                                                         ----------  ----------
Transactions in Interest:
  Contributions.........................................................    100,953     285,068
  Withdrawals...........................................................    (64,749)   (367,684)
                                                                         ----------  ----------
     Net Increase (Decrease) from Transactions in Interest..............     36,204     (82,616)
                                                                         ----------  ----------
     Total Increase (Decrease) in Net Assets............................    406,279   1,083,279
Net Assets
  Beginning of Period...................................................  4,389,755   3,306,476
                                                                         ----------  ----------
  End of Period......................................................... $4,796,034  $4,389,755
                                                                         ==========  ==========

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

                             FINANCIAL HIGHLIGHTS

                                                       Six Months       Year        Year        Year        Year        Year
                                                          Ended        Ended       Ended       Ended       Ended       Ended
                                                        April 30,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
                                                          2014          2013        2012        2011        2010        2009
--------------------------------------------------------------------------------------------------------------------------------
                                                       (Unaudited)
Total Return.........................................       8.41%(C)      35.92%      18.47%       6.33%      20.38%      12.76%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)................ $4,796,034     $4,389,755  $3,306,476  $2,901,325  $2,670,673  $2,289,927
Ratio of Expenses to Average Net Assets..............       0.21%(D)       0.21%       0.22%       0.22%       0.22%       0.23%
Ratio of Net Investment Income to Average Net Assets.       1.60%(D)       1.82%       1.99%       1.61%       1.40%       2.23%
Portfolio Turnover Rate..............................          1%(C)          5%         10%         20%         25%         28%
--------------------------------------------------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


A. Organization:

   The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, The Trust consists of eleven operational portfolios, one of which, The Tax-Managed U.S. Marketwide Value Series (the "Series"), is presented in this section of the report. The remaining ten portfolios are presented in separate reports.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

   Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price at the close of the exchanges on which they are principally traded (official closing price). Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices which approximate fair value. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of Dimensional Fund Advisors LP) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   A summary of the inputs used to value the Series' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the

Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the six months ended April 30, 2014, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Series.

   2. Deferred Compensation Plan: Each eligible Director/Trustee of the Trust may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees'
Fees & Expenses. At April 30, 2014, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $116 (in thousands).

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2014, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   3. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to the Series are directly charged. Common expenses of the Trust or its Series are allocated using methods approved by the Board, generally based on average net assets.

C. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides investment advisory services to the Series. For the six months ended April 30, 2014, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% of average daily net assets of the Series.

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the six months ended April 30, 2014, the total related amounts paid to the CCO by the Trust were $41 (in thousands). The total related amounts paid by the Series is included in Other Expenses on the Statement of Operations.

D. Purchases and Sales of Securities:

   For the six months ended April 30, 2014, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

                                                      Purchases  Sales
                                                      --------- -------
        The Tax-Managed U.S. Marketwide Value Series. $115,281  $25,035

   There were no purchases or sales of long-term U.S. government securities.

E. Federal Income Taxes:

   The Series is treated as a partnership for federal income tax purposes and therefore, no provision for federal income taxes is required. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to their respective partners.

   At April 30, 2014, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                    Net
                                                                                 Unrealized
                                           Federal    Unrealized   Unrealized   Appreciation
                                           Tax Cost  Appreciation Depreciation (Depreciation)
                                          ---------- ------------ ------------ --------------
Tax Managed U.S. Marketwide Value Series. $2,915,227  $2,142,081    $(36,497)    $2,105,584

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series' tax positions and has concluded that no additional provision for income tax is required in the Series' financial statements. The Series is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Line of Credit:

   The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit was scheduled to expire on March 3, 2014, however, effective March 3, 2014, the term was extended until March 2, 2015.

   The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 10, 2014 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 9, 2015.

   There were no borrowings by the Series under the lines of credit during the six months ended April 30, 2014.

G. Securities Lending:

   As of April 30, 2014, the Series had securities on loan to brokers/dealers, for which the Series received cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least
(i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and
(iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

   Subject to its stated investment policies, the Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. The Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

H. Indemnitees; Contractual Obligations:

   Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

I. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Series and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning
July 1st and ending June 30th.

               BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

   At the Board meeting held on December 13, 2013 (the "Meeting"), the Board of Directors of DFA Investment Dimensions Group Inc. and the Board of Trustees of The DFA Investment Trust Company (together, the "Board") considered the continuation of the investment advisory/management agreements for each portfolio or series (collectively, the "Funds") and, if applicable, a Fund's sub-advisory agreements. For certain Funds, Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as a sub-advisor. (The investment advisory/management agreements and the sub-advisory agreements are referred to as the "Advisory Agreements," and the Advisor and sub-advisors are referred to as the "Advisor.")

   Prior to the Meeting, independent counsel to the Independent Board Members sent to the Advisor a request for information, which identified the information that the Independent Board Members wished to receive in order to consider the continuation of the Advisory Agreements. The Independent Board Members met with their independent counsel in advance of the Meeting to discuss the materials provided by the Advisor, the independent reports prepared by Morningstar Associates, LLC (the "Morningstar Reports"), and issues related to the continuation of the Advisory Agreements. Also in advance of the Meeting, management provided additional materials to address and respond to questions that the Independent Board Members posed after their review and analysis of materials provided by the Advisor and the Morningstar Reports.

   At the Meeting, the Board considered a number of factors when considering the continuation of each Advisory Agreement for a Fund, including: (i) the nature, extent and quality of services provided by the Advisor to each Fund;
(ii) the performance of each Fund and the Advisor; (iii) the fees and expenses borne by each Fund; (iv) the profitability realized by the Advisor from the relationship with each Fund; and (v) whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of the advisory fee charged.

   When considering the nature and quality of the services provided by the Advisor to a Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals currently providing management services to the Fund; and (c) the Advisor's investment advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment management services provided by the Advisor. After analyzing the caliber of services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

   In considering the performance of each Fund, the Board analyzed the Morningstar Reports, which compared the performance of each Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of each Fund and its benchmark index, over multiple performance periods, along with the Advisor's explanation of the performance. The Board concluded that the Advisor's explanations provided a sound basis for understanding the comparative performance of the Funds. The Board determined based on the Fund's investment strategies and the expectations of its shareholder base, among other things, that the performance of each Fund was reasonable as compared with relevant performance standards.

   When considering the fees and expenses borne by each Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services as provided in the Morningstar Reports. The Board concluded that the advisory fees and total expenses of each Fund over various periods were favorable in relation to those of its peer funds, and that the advisory fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

   The Board considered the profitability of each Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing services to each Fund, including administrative fees paid by the feeder portfolios. The Board considered the profitability to the Advisor of managing and servicing the Advisor's unregistered clients, such as collective trusts, group trusts, and separate accounts. Upon closely examining the Advisor's profitability, the Board concluded, among other things, that it was reasonable.

   The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

 [LOGO]                                                        DFA043014-002S

[LOGO]

SEMI-ANNUAL REPORT
six months ended: April 30, 2014 (Unaudited)

DFA Investment Dimensions Group Inc.
CSTG&E U.S. Social Core Equity 2 Portfolio
CSTG&E International Social Core Equity Portfolio

[LOGO]

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

May 2014

Dear Fellow Shareholder,

Since our founding 33 years ago, Dimensional has grown into a global asset management firm. We believe well-functioning markets that bring together investors who supply capital with companies that put capital to work are what make our business and investment approach successful.

At Dimensional, we combine insights gained from academia and a belief in the power of markets with decades of practical experience implementing in competitive markets. By applying this approach, we have built up a long and compelling track record across global equity and fixed income markets.

Sincerely,

/s/ David G. Booth

David G. Booth
Chairman and Co-Chief Executive Officer

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              SEMI-ANNUAL REPORT
                                  (Unaudited)

                               Table of Contents

                                                                     Page
                                                                     ----
       Letter to Shareholders
       Definitions of Abbreviations and Footnotes...................   1
          Disclosure of Fund Expenses...............................   2
          Disclosure of Portfolio Holdings..........................   3
          Summary Schedules of Portfolio Holdings
              CSTG&E U.S. Social Core Equity 2 Portfolio............   4
              CSTG&E International Social Core Equity Portfolio.....   7
          Statements of Assets and Liabilities......................  11
          Statements of Operations..................................  12
          Statements of Changes in Net Assets.......................  13
          Financial Highlights......................................  14
          Notes to Financial Statements.............................  15
       Voting Proxies on Fund Portfolio Securities..................  22
       Board Approval of Investment Advisory Agreements.............  23

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Summary Schedules of Portfolio Holdings
---------------------------------------

Investment Abbreviations
ADR     American Depositary Receipt
P.L.C.  Public Limited Company

Investment Footnotes
+       See Note B to Financial Statements.
++      Securities have generally been fair valued. See Note B to Financial Statements.
**      Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or
        Partial Securities on Loan and/or Non-Income Producing Securities.
*       Non-Income Producing Securities.
#       Total or Partial Securities on Loan.
@       Security purchased with cash proceeds from Securities on Loan.
(S)     Affiliated Fund.

Financial Highlights
--------------------
(A)     Computed using average shares outstanding.
(B)     Non-Annualized
(C)     Annualized

All Statements, Schedules and Notes to Financial Statements
-----------------------------------------------------------
--      Amounts designated as -- are either zero or rounded to zero.
SEC     Securities and Exchange Commission

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                              Six Months Ended April 30, 2014
EXPENSE TABLES
                                                   Beginning  Ending                Expenses
                                                    Account  Account    Annualized    Paid
                                                     Value    Value      Expense     During
                                                   11/01/13  04/30/14     Ratio*    Period*
                                                   --------- ---------  ----------  --------
CSTG&E U.S. Social Core Equity 2 Portfolio
------------------------------------------
Actual Fund Return................................ $1,000.00 $1,070.40     0.32%     $1.64
Hypothetical 5% Annual Return..................... $1,000.00 $1,023.21     0.32%     $1.61

CSTG&E International Social Core Equity Portfolio
-------------------------------------------------
Actual Fund Return................................ $1,000.00 $1,055.20     0.51%     $2.60
Hypothetical 5% Annual Return..................... $1,000.00 $1,022.27     0.51%     $2.56

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on March 31, 2014. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

    CSTG&E U.S. Social Core Equity 2 Portfolio
Consumer Discretionary.......................  14.8%
Consumer Staples.............................   5.4%
Energy.......................................  14.5%
Financials...................................  21.6%
Industrials..................................  17.5%
Information Technology.......................  15.0%
Materials....................................   6.3%
Other........................................    --
Real Estate Investment Trusts................    --
Telecommunication Services...................   2.4%
Utilities....................................   2.5%
                                              -----
                                              100.0%

 CSTG&E International Social Core Equity Portfolio
Consumer Discretionary.......................  14.0%
Consumer Staples.............................   6.2%
Energy.......................................  10.5%
Financials...................................  27.6%
Industrials..................................  17.4%
Information Technology.......................   6.1%
Materials....................................  11.5%
Other........................................    --
Real Estate Investment Trusts................    --
Telecommunication Services...................   3.3%
Utilities....................................   3.4%
                                              -----
                                              100.0%

                  CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                 Percentage
                                            Shares   Value+    of Net Assets**
                                            ------   ------    ---------------
  COMMON STOCKS -- (90.3%)
  Consumer Discretionary -- (13.3%)
  *   Amazon.com, Inc......................    700 $   212,891            0.2%
      Comcast Corp. Class A................ 11,509     595,706            0.7%
      Home Depot, Inc. (The)...............  2,736     217,539            0.2%
      Time Warner Cable, Inc...............  2,380     336,675            0.4%
      Time Warner, Inc.....................  5,166     343,332            0.4%
      Walt Disney Co. (The)................  7,200     571,248            0.6%
      Other Securities.....................         11,155,002           12.2%
                                                   -----------           -----
  Total Consumer Discretionary.............         13,432,393           14.7%
                                                   -----------           -----
  Consumer Staples -- (4.9%)
      Coca-Cola Co. (The)..................  5,690     232,095            0.3%
      Mondelez International, Inc. Class A.  6,403     228,267            0.3%
      PepsiCo, Inc.........................  3,179     273,044            0.3%
      Procter & Gamble Co. (The)...........  9,400     775,970            0.9%
      Wal-Mart Stores, Inc.................  5,291     421,746            0.5%
      Other Securities.....................          3,034,416            3.1%
                                                   -----------           -----
  Total Consumer Staples...................          4,965,538            5.4%
                                                   -----------           -----
  Energy -- (13.1%)
      Anadarko Petroleum Corp..............  3,500     346,570            0.4%
      Cabot Oil & Gas Corp.................  5,600     219,968            0.2%
      Chevron Corp......................... 17,800   2,234,256            2.5%
      ConocoPhillips.......................  8,900     661,359            0.7%
      EOG Resources, Inc...................  3,542     347,116            0.4%
      Exxon Mobil Corp..................... 20,079   2,056,290            2.3%
      Marathon Petroleum Corp..............  2,400     223,080            0.2%
      Occidental Petroleum Corp............  2,800     268,100            0.3%
      Phillips 66..........................  4,450     370,329            0.4%
      Schlumberger, Ltd....................  2,905     295,003            0.3%
      Valero Energy Corp...................  5,000     285,850            0.3%
      Other Securities.....................          5,862,390            6.4%
                                                   -----------           -----
  Total Energy.............................         13,170,311           14.4%
                                                   -----------           -----
  Financials -- (19.5%)
      American International Group, Inc....  8,485     450,808            0.5%
      Bank of America Corp................. 36,276     549,219            0.6%
  *   Berkshire Hathaway, Inc. Class B.....  2,400     309,240            0.3%
      Citigroup, Inc....................... 11,644     557,864            0.6%
      Goldman Sachs Group, Inc. (The)......  2,540     405,943            0.5%
      JPMorgan Chase & Co.................. 21,909   1,226,466            1.4%
      Travelers Cos., Inc. (The)...........  3,008     272,465            0.3%
      U.S. Bancorp.........................  8,200     334,396            0.4%
      Wells Fargo & Co..................... 28,843   1,431,767            1.6%
      Other Securities.....................         14,134,207           15.3%
                                                   -----------           -----
  Total Financials.........................         19,672,375           21.5%
                                                   -----------           -----
  Industrials -- (15.8%)
      FedEx Corp...........................  2,068     281,765            0.3%
      General Electric Co.................. 38,178   1,026,606            1.1%
      Norfolk Southern Corp................  3,180     300,605            0.3%
      Northrop Grumman Corp................  1,795     218,110            0.2%

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                                 Percentage
                                                          Shares     Value+    of Net Assets**
                                                          ------     ------    ---------------
Industrials -- (Continued)
      Union Pacific Corp.................................   2,900 $    552,247            0.6%
      Other Securities...................................           13,512,166           14.9%
                                                                  ------------          ------
Total Industrials........................................           15,891,499           17.4%
                                                                  ------------          ------
Information Technology -- (13.6%)
      Apple, Inc.........................................   2,199    1,297,608            1.4%
      Cisco Systems, Inc.................................  14,702      339,763            0.4%
*     Google, Inc. Class A...............................     400      213,952            0.2%
*     Google, Inc. Class C...............................     400      210,664            0.2%
      Hewlett-Packard Co.................................   8,701      287,655            0.3%
      International Business Machines Corp...............   2,000      392,940            0.4%
*     Micron Technology, Inc.............................  10,475      273,607            0.3%
      Microsoft Corp.....................................  14,774      596,870            0.7%
      Oracle Corp........................................   6,000      245,280            0.3%
      QUALCOMM, Inc......................................   3,200      251,872            0.3%
      Visa, Inc. Class A.................................   1,400      283,654            0.3%
      Western Digital Corp...............................   2,700      237,951            0.3%
      Other Securities...................................            9,066,057            9.9%
                                                                  ------------          ------
Total Information Technology.............................           13,697,873           15.0%
                                                                  ------------          ------
Materials -- (5.7%)
      Other Securities...................................            5,712,752            6.3%
                                                                  ------------          ------
Other -- (0.0%)
      Other Securities...................................                   --            0.0%
                                                                  ------------          ------
Real Estate Investment Trusts -- (0.0%)
      Other Securities...................................                2,414            0.0%
                                                                  ------------          ------
Telecommunication Services -- (2.2%)
      AT&T, Inc..........................................  31,480    1,123,836            1.2%
      Verizon Communications, Inc........................  10,681      499,123            0.6%
      Other Securities...................................              613,541            0.7%
                                                                  ------------          ------
Total Telecommunication Services.........................            2,236,500            2.5%
                                                                  ------------          ------
Utilities -- (2.2%)
      Other Securities...................................            2,237,324            2.5%
                                                                  ------------          ------
TOTAL COMMON STOCKS......................................           91,018,979           99.7%
                                                                  ------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities...................................                5,292            0.0%
                                                                  ------------          ------

TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional Liquid Reserves, 0.074%. 309,848      309,848            0.3%
                                                                  ------------          ------

                                                          Shares/
                                                           Face
                                                          Amount
                                                          -------      -              -
                                                           (000)
SECURITIES LENDING COLLATERAL -- (9.4%)
(S)@  DFA Short Term Investment Fund..................... 816,608    9,448,153           10.3%
                                                                  ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $69,361,946)...................................           $100,782,272          110.3%
                                                                  ============          ======

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                                   -------------------------------------------
                                     Level 1    Level 2   Level 3    Total
                                   ----------- ---------- ------- ------------
  Common Stocks
    Consumer Discretionary........ $13,432,393         --   --    $ 13,432,393
    Consumer Staples..............   4,965,538         --   --       4,965,538
    Energy........................  13,170,311         --   --      13,170,311
    Financials....................  19,672,287 $       88   --      19,672,375
    Industrials...................  15,891,475         24   --      15,891,499
    Information Technology........  13,697,873         --   --      13,697,873
    Materials.....................   5,712,752         --   --       5,712,752
    Other.........................          --         --   --              --
    Real Estate Investment Trusts.       2,414         --   --           2,414
    Telecommunication Services....   2,236,500         --   --       2,236,500
    Utilities.....................   2,237,324         --   --       2,237,324
  Rights/Warrants.................          --      5,292   --           5,292
  Temporary Cash Investments......     309,848         --   --         309,848
  Securities Lending Collateral...          --  9,448,153   --       9,448,153
                                   ----------- ----------   --    ------------
  TOTAL........................... $91,328,715 $9,453,557   --    $100,782,272
                                   =========== ==========   ==    ============

                See accompanying Notes to Financial Statements.

               CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                               Percentage
                                                   Shares         Value++    of Net Assets**
                                                   ------         -------    ---------------
COMMON STOCKS -- (88.6%)
AUSTRALIA -- (5.6%)
    Australia & New Zealand Banking Group, Ltd.      11,691    $     375,957            0.3%
    National Australia Bank, Ltd................     13,973          460,094            0.4%
    Wesfarmers, Ltd.............................      7,672          305,326            0.3%
    Westpac Banking Corp........................      8,282          271,273            0.2%
    Westpac Banking Corp. Sponsored ADR.........      9,000          294,210            0.3%
    Other Securities............................                   5,597,776            4.7%
                                                               -------------          ------
TOTAL AUSTRALIA.................................                   7,304,636            6.2%
                                                               -------------          ------

AUSTRIA -- (0.6%)
    Other Securities............................                     742,522            0.6%
                                                               -------------          ------

BELGIUM -- (1.0%)
    Other Securities............................                   1,365,295            1.2%
                                                               -------------          ------

CANADA -- (8.4%)
    Royal Bank of Canada........................      4,751          317,080            0.3%
    Toronto-Dominion Bank (The).................      8,800          423,360            0.4%
    Other Securities............................                  10,281,378            8.7%
                                                               -------------          ------
TOTAL CANADA....................................                  11,021,818            9.4%
                                                               -------------          ------

CHINA -- (0.0%)
    Other Securities............................                         881            0.0%
                                                               -------------          ------

DENMARK -- (1.0%)
    Other Securities............................                   1,356,844            1.1%
                                                               -------------          ------

FINLAND -- (1.7%)
#*  Nokia Oyj...................................     43,552          326,099            0.3%
    Other Securities............................                   1,936,151            1.6%
                                                               -------------          ------
TOTAL FINLAND...................................                   2,262,250            1.9%
                                                               -------------          ------

FRANCE -- (7.6%)
    BNP Paribas SA..............................      6,949          522,179            0.4%
    Cie de St-Gobain............................      5,953          364,713            0.3%
    Cie Generale des Etablissements Michelin....      2,255          276,532            0.2%
#   GDF Suez....................................     10,842          273,255            0.2%
    Total SA                                          6,697          479,131            0.4%
    Total SA Sponsored ADR                            6,258          445,820            0.4%
    Vivendi SA..................................     11,384          305,849            0.3%
    Other Securities............................                   7,290,399            6.3%
                                                               -------------          ------
TOTAL FRANCE....................................                   9,957,878            8.5%
                                                               -------------          ------

GERMANY -- (5.6%)
#   Allianz SE..................................      2,730          475,101            0.4%
#   BASF SE.....................................      3,847          446,274            0.4%
    Daimler AG..................................      6,932          645,363            0.6%
    Deutsche Bank AG............................      7,500          330,225            0.3%
    Deutsche Telekom AG.........................     17,467          293,464            0.3%
#   Muenchener Rueckversicherungs AG............      1,328          306,979            0.3%
    Other Securities............................                   4,932,399            4.0%
                                                               -------------          ------
TOTAL GERMANY...................................                   7,429,805            6.3%
                                                               -------------          ------

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                         Percentage
                                             Shares      Value++       of Net Assets**
                                             ------      -------       ---------------
GREECE -- (0.0%)
    Other Securities......................            $          --               0.0%
                                                      -------------             ------

HONG KONG -- (2.4%)
    Other Securities......................                3,130,595               2.7%
                                                      -------------             ------

IRELAND -- (0.5%)
    Other Securities......................                  671,060               0.6%
                                                      -------------             ------

ISRAEL -- (0.4%)
    Other Securities......................                  547,862               0.5%
                                                      -------------             ------

ITALY -- (2.6%)
    Intesa Sanpaolo SpA...................     84,234       288,251               0.3%
    UniCredit SpA.........................     36,110       323,533               0.3%
    Other Securities......................                2,828,094               2.3%
                                                      -------------             ------
TOTAL ITALY...............................                3,439,878               2.9%
                                                      -------------             ------

JAPAN -- (17.1%)
    Mitsubishi UFJ Financial Group, Inc...    105,370       560,515               0.5%
    Mizuho Financial Group, Inc...........    169,200       331,396               0.3%
    Sumitomo Mitsui Financial Group, Inc..      8,564       338,538               0.3%
    Toyota Motor Corp. Sponsored ADR......      4,548       493,094               0.4%
    Other Securities......................               20,804,030              17.6%
                                                      -------------             ------
TOTAL JAPAN...............................               22,527,573              19.1%
                                                      -------------             ------

NETHERLANDS -- (2.3%)
    Other Securities......................                3,052,955               2.6%
                                                      -------------             ------

NEW ZEALAND -- (0.3%)
    Other Securities......................                  360,607               0.3%
                                                      -------------             ------

NORWAY -- (1.1%)
    Other Securities......................                1,448,914               1.2%
                                                      -------------             ------

PORTUGAL -- (0.3%)
    Other Securities......................                  445,342               0.4%
                                                      -------------             ------

SINGAPORE -- (1.4%)
    Other Securities......................                1,812,152               1.5%
                                                      -------------             ------

SPAIN -- (2.6%)
    Banco Santander SA....................     27,792       276,410               0.2%
    Banco Santander SA Sponsored ADR......     38,868       387,125               0.3%
    Iberdrola SA..........................     38,628       269,837               0.2%
    Other Securities......................                2,478,492               2.2%
                                                      -------------             ------
TOTAL SPAIN...............................                3,411,864               2.9%
                                                      -------------             ------

SWEDEN -- (2.9%)
    Nordea Bank AB........................     21,743       315,069               0.3%
    Other Securities......................                3,506,292               2.9%
                                                      -------------             ------
TOTAL SWEDEN..............................                3,821,361               3.2%
                                                      -------------             ------

SWITZERLAND -- (5.7%)
    ABB, Ltd..............................     14,101       339,497               0.3%
    Credit Suisse Group AG................     10,947       347,049               0.3%
    Holcim, Ltd...........................      2,867       262,951               0.2%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                              Percentage
                                               Shares         Value++       of Net Assets**
                                               ------         -------       ---------------

SWITZERLAND -- (Continued)
    Nestle SA...............................     15,515    $   1,199,065               1.0%
    Swiss Re AG.............................      4,151          362,968               0.3%
    Zurich Insurance Group AG...............      1,668          478,313               0.4%
    Other Securities........................                   4,504,302               3.9%
                                                           -------------             ------
TOTAL SWITZERLAND...........................                   7,494,145               6.4%
                                                           -------------             ------

UNITED KINGDOM -- (17.5%)
    Aviva P.L.C.............................     31,314          279,064               0.2%
    Barclays P.L.C. Sponsored ADR...........     29,855          510,819               0.4%
    BG Group P.L.C..........................     15,156          306,595               0.3%
    BP P.L.C. Sponsored ADR.................     27,397        1,386,836               1.2%
    Glencore Xstrata P.L.C..................     51,395          277,314               0.2%
    HSBC Holdings P.L.C. Sponsored ADR......     25,824        1,325,288               1.1%
#*  Lloyds Banking Group P.L.C. ADR.........     66,758          345,139               0.3%
    Prudential P.L.C. ADR...................      6,900          318,711               0.3%
#   Rio Tinto P.L.C. Sponsored ADR..........      7,139          387,576               0.3%
    Royal Dutch Shell P.L.C. ADR(780259206).     10,328          813,227               0.7%
#   Royal Dutch Shell P.L.C. ADR(780259107).     15,447        1,307,589               1.1%
    Tesco P.L.C.............................     77,518          384,018               0.3%
    Vodafone Group P.L.C. Sponsored ADR.....     15,694          595,758               0.5%
    Other Securities........................                  14,860,485              12.7%
                                                           -------------             ------
TOTAL UNITED KINGDOM........................                  23,098,419              19.6%
                                                           -------------             ------

UNITED STATES -- (0.0%)
    Other Securities........................                      10,328               0.0%
                                                           -------------             ------
TOTAL COMMON STOCKS.........................                 116,714,984              99.1%
                                                           -------------             ------

PREFERRED STOCKS -- (0.0%)
UNITED KINGDOM -- (0.0%)
    Other Securities........................                         667               0.0%
                                                           -------------             ------
TOTAL PREFERRED STOCKS......................                         667               0.0%
                                                           -------------             ------

RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
    Other Securities........................                       2,310               0.0%
                                                           -------------             ------

FRANCE -- (0.0%)
    Other Securities........................                      11,081               0.0%
                                                           -------------             ------

HONG KONG -- (0.0%)
    Other Securities........................                         741               0.0%
                                                           -------------             ------

ISRAEL -- (0.0%)
    Other Securities........................                          37               0.0%
                                                           -------------             ------

PORTUGAL -- (0.0%)
    Other Securities........................                       2,160               0.0%
                                                           -------------             ------

SPAIN -- (0.0%)
    Other Securities........................                       5,880               0.0%
                                                           -------------             ------

UNITED KINGDOM -- (0.0%)
    Other Securities........................                      12,634               0.0%
                                                           -------------             ------
TOTAL RIGHTS/WARRANTS.......................                      34,843               0.0%
                                                           -------------             ------

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                           Shares/
                                            Face                        Percentage
                                           Amount       Value+        of Net Assets**
                                           -------      ------        ---------------
                                            (000)
 SECURITIES LENDING COLLATERAL -- (11.4%)
 (S)@    DFA Short Term Investment Fund..  1,293,622 $  14,967,209              12.7%
                                                     -------------             ------
 TOTAL INVESTMENTS -- (100.0%)
  (Cost $127,583,520)....................            $ 131,717,703             111.8%
                                                     =============             ======

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                 ---------------------------------------------
                                   Level 1     Level 2    Level 3    Total
                                 ----------- ------------ ------- ------------
  Common Stocks
    Australia................... $   487,882 $  6,816,754   --    $  7,304,636
    Austria.....................       8,832      733,690   --         742,522
    Belgium.....................      82,192    1,283,103   --       1,365,295
    Canada......................  11,017,212        4,606   --      11,021,818
    China.......................          --          881   --             881
    Denmark.....................          --    1,356,844   --       1,356,844
    Finland.....................     284,173    1,978,077   --       2,262,250
    France......................   1,066,142    8,891,736   --       9,957,878
    Germany.....................     651,607    6,778,198   --       7,429,805
    Greece......................          --           --   --              --
    Hong Kong...................          --    3,130,595   --       3,130,595
    Ireland.....................     130,562      540,498   --         671,060
    Israel......................      37,282      510,580   --         547,862
    Italy.......................     362,330    3,077,548   --       3,439,878
    Japan.......................   1,115,210   21,412,363   --      22,527,573
    Netherlands.................     465,509    2,587,446   --       3,052,955
    New Zealand.................          --      360,607   --         360,607
    Norway......................     116,741    1,332,173   --       1,448,914
    Portugal....................      12,238      433,104   --         445,342
    Singapore...................          --    1,812,152   --       1,812,152
    Spain.......................     752,981    2,658,883   --       3,411,864
    Sweden......................     229,471    3,591,890   --       3,821,361
    Switzerland.................     584,442    6,909,703   --       7,494,145
    United Kingdom..............   8,515,564   14,582,855   --      23,098,419
    United States...............         292       10,036   --          10,328
  Preferred Stocks
    United Kingdom..............          --          667   --             667
  Rights/Warrants
    Australia...................          --        2,310   --           2,310
    France......................          --       11,081   --          11,081
    Hong Kong...................          --          741   --             741
    Israel......................          --           37   --              37
    Portugal....................          --        2,160   --           2,160
    Spain.......................          --        5,880   --           5,880
    United Kingdom..............          --       12,634   --          12,634
  Securities Lending Collateral.          --   14,967,209   --      14,967,209
                                 ----------- ------------   --    ------------
  TOTAL......................... $25,920,662 $105,797,041   --    $131,717,703
                                 =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)


                                                                                                          CSTG&E
                                                                                          CSTG&E U.S.  International
                                                                                          Social Core   Social Core
                                                                                           Equity 2       Equity
                                                                                           Portfolio    Portfolio*
                                                                                         ------------  -------------
ASSETS:
Investments at Value (including $9,250 and $14,418 of securities on loan, respectively). $     91,024  $    116,750
Temporary Cash Investments at Value & Cost..............................................          310            --
Collateral from Securities on Loan Invested in Affiliate at Value & Cost................        9,448        14,967
Foreign Currencies at Value.............................................................           --           498
Cash....................................................................................           31            58
Receivables:
  Investment Securities Sold............................................................           82            27
  Dividends, Interest and Tax Reclaims..................................................           60           533
  Securities Lending Income.............................................................            4            26
  Fund Shares Sold......................................................................           --            18
Prepaid Expenses and Other Assets.......................................................            2             2
                                                                                         ------------  ------------
     Total Assets.......................................................................      100,961       132,879
                                                                                         ------------  ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned......................................................        9,448        14,967
  Investment Securities Purchased.......................................................          132            --
  Fund Shares Redeemed..................................................................            9            60
  Due to Advisor........................................................................           20            40
Accrued Expenses and Other Liabilities..................................................           19            31
                                                                                         ------------  ------------
     Total Liabilities..................................................................        9,628        15,098
                                                                                         ------------  ------------
NET ASSETS.............................................................................. $     91,333  $    117,781
                                                                                         ============  ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).................................................    6,570,632    12,336,380
                                                                                         ============  ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE................................ $      13.90  $       9.55
                                                                                         ============  ============
Investments at Cost..................................................................... $     59,604  $    112,616
                                                                                         ============  ============
Foreign Currencies at Cost.............................................................. $         --  $        496
                                                                                         ============  ============
NET ASSETS CONSIST OF:
Paid-In Capital......................................................................... $     65,212  $    117,038
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)..          161           966
Accumulated Net Realized Gain (Loss)....................................................       (5,460)       (4,361)
Net Unrealized Foreign Exchange Gain (Loss).............................................           --             2
Net Unrealized Appreciation (Depreciation)..............................................       31,420         4,136
                                                                                         ------------  ------------
NET ASSETS.............................................................................. $     91,333  $    117,781
                                                                                         ============  ============
(1) NUMBER OF SHARES AUTHORIZED.........................................................  300,000,000   300,000,000
                                                                                         ============  ============

----------
* See Note I in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)


                                                                                         CSTG&E
                                                                          CSTG&E U.S. International
                                                                          Social Core  Social Core
                                                                           Equity 2      Equity
                                                                           Portfolio    Portfolio
                                                                          ----------- -------------
Investment Income
  Dividends (Net of Foreign Taxes Withheld of $0 and $136, respectively).   $  784       $ 2,228
  Income from Securities Lending.........................................       29            71
                                                                            ------       -------
     Total Investment Income.............................................      813         2,299
                                                                            ------       -------
Expenses
  Investment Advisory Services Fees......................................      123           235
  Accounting & Transfer Agent Fees.......................................        3             9
  Custodian Fees.........................................................        3            16
  Filing Fees............................................................        1             2
  Shareholders' Reports..................................................        2             2
  Directors'/Trustees' Fees & Expenses...................................        1             1
  Professional Fees......................................................        1             1
  Other..................................................................       14            21
                                                                            ------       -------
     Total Expenses......................................................      148           287
                                                                            ------       -------
  Fees Paid Indirectly...................................................       --            --
                                                                            ------       -------
  Net Expenses...........................................................      148           287
                                                                            ------       -------
  Net Investment Income (Loss)...........................................      665         2,012
                                                                            ------       -------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold*..........................................     (268)       (1,424)
    Foreign Currency Transactions........................................       --            (4)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency...........................    5,853         5,625
    Translation of Foreign Currency Denominated Amounts..................       --             1
                                                                            ------       -------
  Net Realized and Unrealized Gain (Loss)................................    5,585         4,198
                                                                            ------       -------
Net Increase (Decrease) in Net Assets Resulting from Operations..........   $6,250       $ 6,210
                                                                            ======       =======

----------
* Net of foreign capital gain taxes withheld of $0 and $1, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)


                                                                 CSTG&E U.S. Social Core CSTG&E International
                                                                  Equity 2 Portfolio     Social Core Equity Portfolio
                                                                 ----------------------  ---------------------------
                                                                 Six Months     Year     Six Months        Year
                                                                    Ended      Ended        Ended         Ended
                                                                  April 30,   Oct. 31,    April 30,      Oct. 31,
                                                                    2014        2013        2014           2013
                                                                 -----------  --------   -----------     --------
                                                                 (Unaudited)             (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)..................................   $   665    $  1,453    $  2,012       $  2,034
  Net Realized Gain (Loss) on:
    Investment Securities Sold*.................................      (268)        675      (1,424)           (86)
    Foreign Currency Transactions...............................        --          --          (4)           (24)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency..................     5,853      21,536       5,625         19,724
    Translation of Foreign Currency Denominated Amounts.........        --          --           1              4
                                                                   -------    --------    --------        --------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations................................................     6,250      23,664       6,210         21,652
                                                                   -------    --------    --------        --------
Distributions From:
  Net Investment Income.........................................      (661)     (1,515)     (1,347)        (2,071)
                                                                   -------    --------    --------        --------
     Total Distributions........................................      (661)     (1,515)     (1,347)        (2,071)
                                                                   -------    --------    --------        --------
Capital Share Transactions (1):
  Shares Issued.................................................     1,059       1,318       3,864         29,491
  Shares Issued in Lieu of Cash Distributions...................       661       1,515       1,347          2,071
  Shares Redeemed...............................................    (5,245)    (11,910)     (2,731)        (5,607)
                                                                   -------    --------    --------        --------
     Net Increase (Decrease) from Capital Share Transactions....    (3,525)     (9,077)      2,480         25,955
                                                                   -------    --------    --------        --------
     Total Increase (Decrease) in Net Assets....................     2,064      13,072       7,343         45,536
Net Assets
  Beginning of Period...........................................    89,269      76,197     110,438         64,902
                                                                   -------    --------    --------        --------
  End of Period.................................................   $91,333    $ 89,269    $117,781       $110,438
                                                                   =======    ========    ========        ========
(1) Shares Issued and Redeemed:
  Shares Issued.................................................        79         120         423          3,692
  Shares Issued in Lieu of Cash Distributions...................        49         136         147            258
  Shares Redeemed...............................................      (383)       (995)       (294)          (677)
                                                                   -------    --------    --------        --------
     Net Increase (Decrease) from Shares Issued and
      Redeemed..................................................      (255)       (739)        276          3,273
                                                                   =======    ========    ========        ========
Undistributed Net Investment Income (Distributions in Excess
 of Net Investment Income)......................................   $   161    $    157    $    966       $    301

----------
* Net of foreign capital gain taxes withheld of $0, $0, $1 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                             CSTG&E U.S. Social Core Equity 2 Portfolio
                                     ---------------------------------------------------------
                                     Six Months      Year     Year     Year     Year     Year
                                        Ended       Ended    Ended    Ended    Ended    Ended
                                      April 30,    Oct. 31, Oct. 31, Oct. 31, Oct. 31, Oct. 31,
                                        2014         2013     2012     2011     2010     2009
------------------------------------------------------------------------------------------------
                                     (Unaudited)
Net Asset Value, Beginning of
 Period.............................   $ 13.08     $ 10.07  $  8.98  $  8.49  $  7.05  $  6.53
                                       -------     -------  -------  -------  -------  -------
Income from Investment
 Operations
----------------------
  Net Investment Income
   (Loss) (A).......................      0.10        0.20     0.16     0.13     0.11     0.12
  Net Gains (Losses) on Securities
   (Realized and Unrealized)........      0.82        3.01     1.08     0.49     1.44     0.53
                                       -------     -------  -------  -------  -------  -------
   Total from Investment
    Operations......................      0.92        3.21     1.24     0.62     1.55     0.65
------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.............     (0.10)      (0.20)   (0.15)   (0.13)   (0.11)   (0.13)
                                       -------     -------  -------  -------  -------  -------
   Total Distributions..............     (0.10)      (0.20)   (0.15)   (0.13)   (0.11)   (0.13)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period......   $ 13.90     $ 13.08  $ 10.07  $  8.98  $  8.49  $  7.05
===================================  ===========   ======== ======== ======== ======== ========
Total Return........................      7.04%(D)   32.27%   13.94%    7.24%   22.14%   10.26%
------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)........................   $91,333     $89,269  $76,197  $75,246  $82,083  $72,368
Ratio of Expenses to Average Net
 Assets.............................      0.32%(E)    0.35%    0.36%    0.38%    0.37%    0.40%
Ratio of Expenses to Average Net
 Assets (Excluding Fees Paid
 Indirectly)........................      0.32%(E)    0.35%    0.36%    0.38%    0.37%    0.40%
Ratio of Net Investment Income to
 Average Net Assets.................      1.46%(E)    1.71%    1.65%    1.36%    1.36%    1.89%
Portfolio Turnover Rate.............         1%(D)       4%       9%       9%       7%      12%
------------------------------------------------------------------------------------------------

                                          CSTG&E International Social Core Equity Portfolio
                                     -----------------------------------------------------------
                                     Six Months      Year      Year     Year      Year     Year
                                        Ended       Ended     Ended    Ended     Ended    Ended
                                      April 30,    Oct. 31,  Oct. 31, Oct. 31,  Oct. 31, Oct. 31,
                                        2014         2013      2012     2011      2010     2009
-------------------------------------------------------------------------------------------------
                                     (Unaudited)
Net Asset Value, Beginning of
 Period.............................  $   9.16     $   7.39  $  7.27  $  7.92   $  7.21  $  5.57
                                      --------     --------  -------  -------   -------  -------
Income from Investment
 Operations
----------------------
  Net Investment Income
   (Loss) (A).......................      0.16         0.21     0.21     0.22      0.16     0.16
  Net Gains (Losses) on Securities
   (Realized and Unrealized)........      0.34         1.79     0.12    (0.64)     0.70     1.65
                                      --------     --------  -------  -------   -------  -------
   Total from Investment
    Operations......................      0.50         2.00     0.33    (0.42)     0.86     1.81
-------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.............     (0.11)       (0.23)   (0.21)   (0.23)    (0.15)   (0.17)
                                      --------     --------  -------  -------   -------  -------
   Total Distributions..............     (0.11)       (0.23)   (0.21)   (0.23)    (0.15)   (0.17)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period......  $   9.55     $   9.16  $  7.39  $  7.27   $  7.92  $  7.21
===================================  ===========   ========  ======== ========  ======== ========
Total Return........................      5.52%(D)    27.54%    4.87%   (5.62)%   12.32%   33.26%
-------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)........................  $117,781     $110,438  $64,902  $67,710   $84,836  $76,201
Ratio of Expenses to Average Net
 Assets.............................      0.51%(E)     0.56%    0.60%    0.58%     0.56%    0.60%
Ratio of Expenses to Average Net
 Assets (Excluding Fees Paid
 Indirectly)........................      0.51%(E)     0.56%    0.60%    0.58%     0.56%    0.60%
Ratio of Net Investment Income to
 Average Net Assets.................      3.60%(E)     2.54%    3.00%    2.76%     2.12%    2.69%
Portfolio Turnover Rate.............         3%(D)        8%       7%       6%        5%      10%
-------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


A. Organization:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company whose shares are offered, without a sales charge, generally to institutional investors and clients of registered investment advisors. The Fund consists of seventy-seven operational portfolios, two of which, CSTG&E U.S. Social Core Equity 2 Portfolio and CSTG&E International Social Core Equity Portfolio (the "Portfolios"), are included in this report. The remaining operational portfolios are presented in separate reports.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by the Portfolios, including over-the-counter securities, are valued at the last quoted sale price at the close of the exchanges on which they are principally traded (official closing price). International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Portfolios value the securities at the mean of the most recent quoted bid and asked prices which approximate fair value. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of Dimensional Fund Advisors LP) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   CSTG&E International Social Core Equity Portfolio will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT, the previous day), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset value of the CSTG&E International Social Core Equity Portfolio is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time CSTG&E International Social Core Equity Portfolio prices its shares at the close of the NYSE, the Portfolio will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on CSTG&E International Social Core Equity Portfolio's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by CSTG&E International Social Core Equity Portfolio utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When CSTG&E International Social Core Equity Portfolio uses fair value pricing, the values assigned to the Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the six months ended April 30, 2014, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Portfolios.

   2. Foreign Currency Translation: Securities and other assets and liabilities of the CSTG&E International Social Core Equity Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   CSTG&E International Social Core Equity Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Portfolio and the U.S. dollar equivalent amounts actually received or paid.

   3. Deferred Compensation Plan: Each eligible Director/Trustee of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2014, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   CSTG&E International Social Core Equity Portfolio may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. CSTG&E International Social Core Equity Portfolio accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides investment advisory services to the Portfolios. For the six months ended April 30, 2014, the investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.27% and 0.42% of average daily net assets for CSTG&E U.S. Social Core Equity 2 Portfolio and CSTG&E International Social Core Equity Portfolio, respectively.

Earned Income Credit:

   In addition, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of each Portfolio's custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. During the six months ended April 30, 2014, expenses reduced were as follows (amounts in thousands):

                                                            Fees Paid
                                                            Indirectly
                                                            ----------
         CSTG&E International Social Core Equity Portfolio.     --

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2014, the total related amounts paid by the Fund to the CCO were $130 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

   At April 30, 2014, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

             CSTG&E U.S. Social Core Equity 2 Portfolio........ $3
             CSTG&E International Social Core Equity Portfolio.  3

E. Purchases and Sales of Securities:

   For the six months ended April 30, 2014, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

                                                         Purchases Sales
                                                         --------- ------
      CSTG&E U.S. Social Core Equity 2 Portfolio........  $1,245   $4,599
      CSTG&E International Social Core Equity Portfolio.   5,869    3,600

   There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2013, primarily attributable to net foreign currency gains/losses, foreign capital gains tax and realized gains on securities considered to be "passive foreign investment companies", were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                                      Increase       Increase
                                                                     (Decrease)     (Decrease)
                                                      Increase     Undistributed   Accumulated
                                                     (Decrease)    Net Investment  Net Realized
                                                   Paid-In Capital     Income     Gains (Losses)
                                                   --------------- -------------- --------------
CSTG&E U.S. Social Core Equity 2 Portfolio........       --             $  4           $(4)
CSTG&E International Social Core Equity Portfolio.       --              (12)           12

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2012 and October 31, 2013 were as follows (amounts in thousands):

                                                   Net Investment
                                                     Income and
                                                     Short-Term     Long-Term
                                                   Capital Gains  Capital Gains Total
                                                   -------------- ------------- ------
CSTG&E U.S. Social Core Equity 2 Portfolio
2012..............................................     $1,213          --       $1,213
2013..............................................      1,515          --        1,515
CSTG&E International Social Core Equity Portfolio
2012..............................................      1,881          --        1,881
2013..............................................      2,071          --        2,071

   At October 31, 2013, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                                   Undistributed                                Total Net
                                                   Net Investment                             Distributable
                                                     Income and                  Unrealized     Earnings
                                                     Short-Term   Capital Loss  Appreciation  (Accumulated
                                                   Capital Gains  Carryforward (Depreciation)    Losses)
                                                   -------------- ------------ -------------- -------------
CSTG&E U.S. Social Core Equity 2 Portfolio........      $159        $(5,189)      $25,566        $20,536
CSTG&E International Social Core Equity Portfolio.       426         (2,922)       (1,621)        (4,117)

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2013, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

                                                   Expires on October 31,
                                                   ----------------------
                                                   2016    2017    2018   Unlimited Total
                                                   ----    ------  ----   --------- ------
CSTG&E U.S. Social Core Equity 2 Portfolio........ $664   $3,134   $556    $  835   $5,189
CSTG&E International Social Core Equity Portfolio.   --      904     --     2,018    2,922

   During the year ended October 31, 2013, the Portfolios utilized the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amount in thousands):

                CSTG&E U.S. Social Core Equity 2 Portfolio. $673

   At April 30, 2014, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                           Net
                                                                                        Unrealized
                                                   Federal   Unrealized   Unrealized   Appreciation
                                                   Tax Cost Appreciation Depreciation (Depreciation)
                                                   -------- ------------ ------------ --------------
CSTG&E U.S. Social Core Equity 2 Portfolio........ $ 69,363   $34,868      $ (3,449)     $31,419
CSTG&E International Social Core Equity Portfolio.  127,716    21,124       (17,123)       4,001

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Portfolio's tax positions and has concluded that no additional provision for income tax is required in any Portfolio's financial statements. No Portfolio is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by CSTG&E International Social Core Equity Portfolio may be inhibited.

H. Line of Credit:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit was scheduled to expire on March 3, 2014, however, effective March 3, 2014, the term was extended until March 2, 2015.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 10, 2014 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 9, 2015.

   For the six months ended April 30, 2014, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                                     Weighted      Weighted    Number of   Interest Maximum Amount
                                                      Average      Average        Days     Expense  Borrowed During
                                                   Interest Rate Loan Balance Outstanding* Incurred   The Period
                                                   ------------- ------------ ------------ -------- ---------------
CSTG&E U.S. Social Core Equity 2 Portfolio........     0.84%         $550          34         --        $2,820
CSTG&E International Social Core Equity Portfolio.     0.83%          258          30         --           816

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2014, that each Portfolio's available line of credit was utilized.

   There were no outstanding borrowings by the Portfolios under the lines of credit as of April 30, 2014.

I. Securities Lending:

   As of April 30, 2014, the Portfolios had securities on loan to brokers/dealers, for which each Portfolio received cash collateral.

   In addition, the following Portfolio received non-cash collateral consisting of short and/or long term U.S. Treasury securities (amounts in thousands):

                                                              Market
                                                              Value
                                                              ------
           CSTG&E International Social Core Equity Portfolio.  $334

   Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies,
(ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

   Subject to their stated investment policies, the Portfolios will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. The Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, the Portfolios will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Other:

   At April 30, 2014, two shareholders held 96% of the outstanding shares of CSTG&E U.S. Social Core Equity 2 Portfolio and two shareholders held 98% of the outstanding shares of CSTG&E International Social Core Equity Portfolio. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

L. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Portfolios and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning
July 1st and ending June 30th.

               BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

   At the Board meeting held on December 13, 2013 (the "Meeting"), the Board of Directors of DFA Investment Dimensions Group Inc. (the "Board") considered the continuation of the investment advisory agreements for each portfolio (collectively, the "Funds") and, if applicable, a Fund's sub-advisory agreements. For CSTG&E International Social Core Equity Portfolio, Dimensional Fund Advisors Ltd. and DFA Australia Limited each serves as a sub-advisor. (The investment advisory agreements and the sub-advisory agreements are referred to as the "Advisory Agreements," and the Advisor and sub-advisors are referred to as the "Advisor.")

   Prior to the Meeting, independent counsel to the Independent Board Members sent to the Advisor a request for information, which identified the information that the Independent Board Members wished to receive in order to consider the continuation of the Advisory Agreements. The Independent Board Members met with their independent counsel in advance of the Meeting to discuss the materials provided by the Advisor, the independent reports prepared by Morningstar Associates, LLC (the "Morningstar Reports"), and issues related to the continuation of the Advisory Agreements. Also in advance of the Meeting, management provided additional materials to address and respond to questions that the Independent Board Members posed after their review and analysis of materials provided by the Advisor and the Morningstar Reports.

   At the Meeting, the Board considered a number of factors when considering the continuation of each Advisory Agreement for a Fund, including: (i) the nature, extent and quality of services provided by the Advisor to each Fund;
(ii) the performance of each Fund and the Advisor; (iii) the fees and expenses borne by each Fund; (iv) the profitability realized by the Advisor from the relationship with each Fund; and (v) whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of the advisory fee charged.

   When considering the nature and quality of the services provided by the Advisor to a Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals currently providing management services to the Fund; and (c) the Advisor's investment advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment management services provided by the Advisor. After analyzing the caliber of services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

   In considering the performance of each Fund, the Board analyzed the Morningstar Reports, which compared the performance of each Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of each Fund and its benchmark index, along with the Advisor's explanation of the performance. The Board concluded that the Advisor's explanations provided a sound basis for understanding the comparative performance of the Funds. The Board determined based on each Fund's investment strategies and the expectations of its shareholder base, among other things, that the performance of each Fund was reasonable as compared with relevant performance standards.

   When considering the fees and expenses borne by each Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services as provided in the Morningstar Reports. The Board concluded that the advisory fees and total expenses of each Fund over various periods were favorable in relation to those of its peer funds, and that the advisory fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

   The Board considered the profitability of each Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing services to each Fund. The Board considered the profitability to the Advisor of managing and servicing the Funds and the Advisor's unregistered clients, such as collective trusts, group trusts and separate accounts. Upon closely examining the Advisor's profitability, the Board concluded, among other things, that it was reasonable.

   The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

 [LOGO]                                                        DFA043014-015S

[LOGO]

SEMI-ANNUAL REPORT
six months ended: April 30, 2014 (Unaudited)

DFA Investment Dimensions Group Inc.
VA U.S. Targeted Value Portfolio
VA U.S. Large Value Portfolio
VA International Value Portfolio
VA International Small Portfolio
VA Short-Term Fixed Portfolio
VA Global Bond Portfolio
DFA VA Global Moderate Allocation Portfolio

[LOGO]

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

May 2014

Dear Fellow Shareholder,

Since our founding 33 years ago, Dimensional has grown into a global asset management firm. We believe well-functioning markets that bring together investors who supply capital with companies that put capital to work are what make our business and investment approach successful.

At Dimensional, we combine insights gained from academia and a belief in the power of markets with decades of practical experience implementing in competitive markets. By applying this approach, we have built up a long and compelling track record across global equity and fixed income markets.

Sincerely,

/s/ David G. Booth


David G. Booth
Chairman and Co-Chief Executive Officer

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              SEMI-ANNUAL REPORT
                                  (Unaudited)

                               Table of Contents

                                                                       Page
                                                                       ----
     Letter to Shareholders
     Definitions of Abbreviations and Footnotes.......................   1
     Disclosure of Fund Expenses......................................   2
     Disclosure of Portfolio Holdings.................................   4
     Summary Schedules of Portfolio Holdings/Schedules of Investments
        VA U.S. Targeted Value Portfolio..............................   6
        VA U.S. Large Value Portfolio.................................   9
        VA International Value Portfolio..............................  12
        VA International Small Portfolio..............................  16
        VA Short-Term Fixed Portfolio.................................  20
        VA Global Bond Portfolio......................................  23
        DFA VA Global Moderate Allocation Portfolio...................  26
     Statements of Assets and Liabilities.............................  27
     Statements of Operations.........................................  29
     Statements of Changes in Net Assets..............................  31
     Financial Highlights.............................................  34
     Notes to Financial Statements....................................  38
     Voting Proxies on Fund Portfolio Securities......................  51
     Board Approval of Investment Advisory Agreements.................  52

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Summary Schedules of Portfolio Holdings/Schedules of Investments
----------------------------------------------------------------

Investment Abbreviations
ADR     American Depositary Receipt
P.L.C.  Public Limited Company
GBP     British Pounds
NZD     New Zealand Dollars
SGD     Singapore Dollars
USD     United States Dollars

Investment Footnotes
+       See Note B to Financial Statements.
++      Securities have generally been fair valued. See Note B to Financial Statements.
**      Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or
        Partial Securities on Loan and/or Non-Income Producing Securities.
*       Non-Income Producing Securities.
#       Total or Partial Securities on Loan.
^       Denominated in USD, unless otherwise noted.
@       Security purchased with cash proceeds from Securities on Loan.
(r)     The adjustable rate shown is effective as of April 30, 2014.
##      Rule 144A, Section 4(2), or other security which is restricted as to resale to institutional investors. The
        Fund's Advisor has deemed this security to be liquid based upon procedures approved by the
        Board of Trustees.
(S)     Affiliated Fund.

Financial Highlights
--------------------
(A)     Computed using average shares outstanding.
(B)     Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
        Master Funds.
(C)     Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(D)     Non-Annualized
(E)     Annualized

All Statements, Schedules and Notes to Financial Statements
-----------------------------------------------------------
--      Amounts designated as -- are either zero or rounded to zero.
SEC     Securities and Exchange Commission
(a)     Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                             Six Months Ended April 30, 2014
   EXPENSE TABLES
                                     Beginning  Ending              Expenses
                                      Account  Account   Annualized   Paid
                                       Value    Value     Expense    During
                                     11/01/13  04/30/14    Ratio*   Period*
                                     --------- --------- ---------- --------
   VA U.S. Targeted Value Portfolio
   --------------------------------
   Actual Fund Return............... $1,000.00 $1,080.20    0.37%    $1.91
   Hypothetical 5% Annual Return.... $1,000.00 $1,022.96    0.37%    $1.86

   VA U.S. Large Value Portfolio
   -----------------------------
   Actual Fund Return............... $1,000.00 $1,094.50    0.27%    $1.40
   Hypothetical 5% Annual Return.... $1,000.00 $1,023.46    0.27%    $1.35

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                               Beginning  Ending              Expenses
                                                Account  Account   Annualized   Paid
                                                 Value    Value     Expense    During
                                               11/01/13  04/30/14    Ratio*   Period*
                                               --------- --------- ---------- --------
VA International Value Portfolio
--------------------------------
Actual Fund Return............................ $1,000.00 $1,053.50    0.48%    $2.44
Hypothetical 5% Annual Return................. $1,000.00 $1,022.41    0.48%    $2.41

VA International Small Portfolio
--------------------------------
Actual Fund Return............................ $1,000.00 $1,075.60    0.59%    $3.04
Hypothetical 5% Annual Return................. $1,000.00 $1,021.87    0.59%    $2.96

VA Short-Term Fixed Portfolio
-----------------------------
Actual Fund Return............................ $1,000.00 $1,001.60    0.27%    $1.34
Hypothetical 5% Annual Return................. $1,000.00 $1,023.46    0.27%    $1.35

VA Global Bond Portfolio
------------------------
Actual Fund Return............................ $1,000.00 $1,005.90    0.25%    $1.24
Hypothetical 5% Annual Return................. $1,000.00 $1,023.55    0.25%    $1.25

DFA VA Global Moderate Allocation Portfolio**
---------------------------------------------
Actual Fund Return............................ $1,000.00 $1,044.70    0.40%    $2.03
Hypothetical 5% Annual Return................. $1,000.00 $1,022.81    0.40%    $2.01

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

**DFA VA Global Moderate Allocation Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Funds' portion of the expenses of its Master Funds (Affiliated Investment Companies).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on March 31, 2014. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

FUND OF FUNDS

                                                Affiliated Investment Company
                                                -----------------------------
   DFA VA Global Moderate Allocation Portfolio.             100.0%

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

                       VA U.S. Targeted Value Portfolio
              Consumer Discretionary.......................  12.3%
              Consumer Staples.............................   3.2%
              Energy.......................................  11.9%
              Financials...................................  23.8%
              Health Care..................................   5.9%
              Industrials..................................  18.8%
              Information Technology.......................  15.1%
              Materials....................................   7.0%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   1.3%
              Utilities....................................   0.7%
                                                            -----
                                                            100.0%

                         VA U.S. Large Value Portfolio
              Consumer Discretionary.......................  12.3%
              Consumer Staples.............................   7.0%
              Energy.......................................  22.6%
              Financials...................................  21.7%
              Health Care..................................  10.3%
              Industrials..................................   9.9%
              Information Technology.......................   8.1%
              Materials....................................   3.6%
              Telecommunication Services...................   4.1%
              Utilities....................................   0.4%
                                                            -----
                                                            100.0%

                       VA International Value Portfolio
              Consumer Discretionary.......................   8.3%
              Consumer Staples.............................   4.2%
              Energy.......................................  15.4%
              Financials...................................  34.9%
              Health Care..................................   3.6%
              Industrials..................................   9.8%
              Information Technology.......................   3.5%
              Materials....................................  11.6%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   4.9%
              Utilities....................................   3.8%
                                                            -----
                                                            100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS
CONTINUED

                       VA International Small Portfolio
              Consumer Discretionary.......................  19.2%
              Consumer Staples.............................   5.9%
              Energy.......................................   5.8%
              Financials...................................  13.7%
              Health Care..................................   6.3%
              Industrials..................................  25.4%
              Information Technology.......................   9.6%
              Materials....................................  10.1%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   1.8%
              Utilities....................................   2.2%
                                                            -----
                                                            100.0%

FIXED INCOME PORTFOLIOS

                         VA Short-Term Fixed Portfolio
              Corporate....................................  18.0%
              Government...................................  22.1%
              Foreign Corporate............................  23.1%
              Foreign Government...........................  27.9%
              Supranational................................   8.9%
                                                            -----
                                                            100.0%

                           VA Global Bond Portfolio
              Corporate....................................  26.1%
              Government...................................   4.4%
              Foreign Corporate............................  24.7%
              Foreign Government...........................  39.1%
              Supranational................................   5.7%
                                                            -----
                                                            100.0%

                       VA U.S. TARGETED VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                Percentage
                                           Shares   Value+    of Net Assets**
                                           ------   ------    ---------------
  COMMON STOCKS -- (82.0%)
  Consumer Discretionary -- (10.1%)
  #   DeVry Education Group, Inc.......... 14,803 $   666,579            0.4%
      Dillard's, Inc. Class A.............  7,314     716,260            0.4%
      Graham Holdings Co. Class B.........    910     610,819            0.4%
  #   Wendy's Co. (The)................... 87,792     729,551            0.5%
      Other Securities....................         17,308,416           10.5%
                                                  -----------           -----
  Total Consumer Discretionary............         20,031,625           12.2%
                                                  -----------           -----
  Consumer Staples -- (2.6%)
      Other Securities....................          5,260,598            3.2%
                                                  -----------           -----
  Energy -- (9.8%)
  #   Denbury Resources, Inc.............. 38,940     654,971            0.4%
      Exterran Holdings, Inc.............. 15,632     672,489            0.4%
      Nabors Industries, Ltd.............. 43,157   1,101,367            0.7%
      Patterson-UTI Energy, Inc........... 21,500     699,395            0.4%
  *   Stone Energy Corp................... 11,822     579,869            0.4%
      Superior Energy Services, Inc....... 21,870     719,960            0.4%
      Other Securities....................         14,943,049            9.1%
                                                  -----------           -----
  Total Energy............................         19,371,100           11.8%
                                                  -----------           -----
  Financials -- (19.5%)
      American Financial Group, Inc....... 13,215     772,152            0.5%
      Assurant, Inc....................... 11,316     762,812            0.5%
      Axis Capital Holdings, Ltd.......... 13,382     612,226            0.4%
  *   E*TRADE Financial Corp.............. 42,087     944,853            0.6%
  *   Genworth Financial, Inc. Class A.... 66,323   1,183,866            0.7%
      Hanover Insurance Group, Inc. (The). 10,024     585,903            0.4%
  #   Legg Mason, Inc..................... 18,412     863,339            0.5%
      NASDAQ OMX Group, Inc. (The)........ 24,288     896,227            0.6%
      Old Republic International Corp..... 37,481     620,685            0.4%
      PartnerRe, Ltd......................  8,404     885,782            0.5%
      Protective Life Corp................ 11,192     572,471            0.4%
      Reinsurance Group of America, Inc... 10,860     833,071            0.5%
      Zions Bancorp....................... 22,916     662,731            0.4%
      Other Securities....................         28,538,378           17.2%
                                                  -----------           -----
  Total Financials........................         38,734,496           23.6%
                                                  -----------           -----
  Health Care -- (4.8%)
  #*  Alere, Inc.......................... 19,422     648,695            0.4%
  *   LifePoint Hospitals, Inc............ 10,900     609,528            0.4%
      Omnicare, Inc....................... 15,345     909,498            0.6%
      Other Securities....................          7,468,286            4.5%
                                                  -----------           -----
  Total Health Care.......................          9,636,007            5.9%
                                                  -----------           -----
  Industrials -- (15.4%)
      AGCO Corp........................... 13,971     778,185            0.5%
      AMERCO..............................  5,363   1,341,340            0.8%
  #*  Avis Budget Group, Inc.............. 21,045   1,106,757            0.7%
      Curtiss-Wright Corp................. 10,861     694,452            0.4%
  *   Esterline Technologies Corp.........  7,459     813,180            0.5%
      GATX Corp........................... 10,799     708,738            0.4%
      Owens Corning....................... 17,148     700,496            0.4%
  *   Quanta Services, Inc................ 23,786     839,170            0.5%
      Ryder System, Inc...................  9,234     758,850            0.5%

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                                   Percentage
                                                           Shares      Value+    of Net Assets**
                                                           ------      ------    ---------------
Industrials -- (Continued)
      Trinity Industries, Inc............................    10,389 $    779,798            0.5%
      Other Securities...................................             22,057,046           13.5%
                                                                    ------------          ------
Total Industrials........................................             30,578,012           18.7%
                                                                    ------------          ------
Information Technology -- (12.4%)
*     ARRIS Group, Inc...................................    23,100      602,679            0.4%
*     Arrow Electronics, Inc.............................    15,959      905,673            0.6%
      Avnet, Inc.........................................    19,346      834,393            0.5%
#*    First Solar, Inc...................................    13,314      898,562            0.6%
      IAC/InterActiveCorp................................     9,617      637,415            0.4%
*     Ingram Micro, Inc. Class A.........................    24,100      649,736            0.4%
#     Lexmark International, Inc. Class A................    13,503      580,629            0.4%
      Marvell Technology Group, Ltd......................    70,113    1,111,992            0.7%
*     Tech Data Corp.....................................    10,139      633,586            0.4%
      Other Securities...................................             17,730,573           10.6%
                                                                    ------------          ------
Total Information Technology.............................             24,585,238           15.0%
                                                                    ------------          ------
Materials -- (5.7%)
      MeadWestvaco Corp..................................    14,871      581,010            0.4%
      Reliance Steel & Aluminum Co.......................    11,310      800,974            0.5%
      Steel Dynamics, Inc................................    31,853      581,954            0.4%
      Other Securities...................................              9,379,095            5.6%
                                                                    ------------          ------
Total Materials..........................................             11,343,033            6.9%
                                                                    ------------          ------
Other -- (0.0%)
      Other Securities...................................                     --            0.0%
                                                                    ------------          ------
Real Estate Investment Trusts -- (0.0%)
      Other Securities...................................                 77,085            0.1%
                                                                    ------------          ------
Telecommunication Services -- (1.1%)
#     Frontier Communications Corp.......................   112,833      671,356            0.4%
      Other Securities...................................              1,456,563            0.9%
                                                                    ------------          ------
Total Telecommunication Services.........................              2,127,919            1.3%
                                                                    ------------          ------
Utilities -- (0.6%)
      UGI Corp...........................................    14,418      673,176            0.4%
      Other Securities...................................                466,933            0.3%
                                                                    ------------          ------
Total Utilities..........................................              1,140,109            0.7%
                                                                    ------------          ------
TOTAL COMMON STOCKS......................................            162,885,222           99.4%
                                                                    ------------          ------

RIGHTS/WARRANTS -- (0.0%)
      Other Securities...................................                     60            0.0%
                                                                    ------------          ------

TEMPORARY CASH INVESTMENTS -- (0.4%)
      State Street Institutional Liquid Reserves, 0.074%.   888,610      888,610            0.5%
                                                                    ------------          ------

                                                           Shares/
                                                            Face
                                                           Amount
                                                           -------
                                                            (000)
SECURITIES LENDING COLLATERAL -- (17.6%)
(S)@  DFA Short Term Investment Fund..................... 3,010,835   34,835,365           21.3%
                                                                    ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $157,210,221)..................................             $198,609,257          121.2%
                                                                    ============          ======

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                                  ---------------------------------------------
                                    Level 1      Level 2   Level 3    Total
                                  ------------ ----------- ------- ------------
 Common Stocks
   Consumer Discretionary........ $ 20,029,207 $     2,418   --    $ 20,031,625
   Consumer Staples..............    5,260,598          --   --       5,260,598
   Energy........................   19,371,100          --   --      19,371,100
   Financials....................   38,733,132       1,364   --      38,734,496
   Health Care...................    9,624,908      11,099   --       9,636,007
   Industrials...................   30,577,820         192   --      30,578,012
   Information Technology........   24,585,238          --   --      24,585,238
   Materials.....................   11,343,033          --   --      11,343,033
   Other.........................           --          --   --              --
   Real Estate Investment Trusts.       77,085          --   --          77,085
   Telecommunication Services....    2,127,919          --   --       2,127,919
   Utilities.....................    1,140,109          --   --       1,140,109
 Rights/Warrants.................           --          60   --              60
 Temporary Cash Investments......      888,610          --   --         888,610
 Securities Lending Collateral...           --  34,835,365   --      34,835,365
                                  ------------ -----------   --    ------------
 TOTAL........................... $163,758,759 $34,850,498   --    $198,609,257
                                  ============ ===========   ==    ============

                See accompanying Notes to Financial Statements.

                         VA U.S. LARGE VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                 Percentage
                                           Shares    Value+    of Net Assets**
                                           ------    ------    ---------------
 COMMON STOCKS -- (95.3%)
 Consumer Discretionary -- (11.7%)
     Comcast Corp. Class A................ 139,605 $ 7,225,955            3.1%
     Comcast Corp. Special Class A........  35,244   1,798,501            0.8%
     General Motors Co....................  54,630   1,883,642            0.8%
     Time Warner Cable, Inc...............  25,682   3,632,976            1.6%
     Time Warner, Inc.....................  71,600   4,758,536            2.1%
     Other Securities.....................           8,954,326            3.8%
                                                   -----------           -----
 Total Consumer Discretionary.............          28,253,936           12.2%
                                                   -----------           -----
 Consumer Staples -- (6.6%)
     Archer-Daniels-Midland Co............  45,882   2,006,420            0.9%
     CVS Caremark Corp....................  95,713   6,960,249            3.0%
     Mondelez International, Inc. Class A. 107,008   3,814,835            1.7%
     Other Securities.....................           3,251,344            1.3%
                                                   -----------           -----
 Total Consumer Staples...................          16,032,848            6.9%
                                                   -----------           -----
 Energy -- (21.6%)
     Anadarko Petroleum Corp..............  36,543   3,618,488            1.6%
     Apache Corp..........................  26,682   2,315,998            1.0%
     Baker Hughes, Inc....................  27,445   1,918,406            0.8%
     Chevron Corp.........................  68,050   8,541,636            3.7%
     ConocoPhillips.......................  95,487   7,095,639            3.1%
     Devon Energy Corp....................  24,476   1,713,320            0.7%
     Exxon Mobil Corp.....................  17,803   1,823,205            0.8%
     Hess Corp............................  24,374   2,173,186            0.9%
     Marathon Oil Corp....................  51,214   1,851,386            0.8%
     Marathon Petroleum Corp..............  23,311   2,166,757            0.9%
     National Oilwell Varco, Inc..........  26,397   2,072,956            0.9%
     Occidental Petroleum Corp............  30,706   2,940,100            1.3%
     Phillips 66..........................  41,103   3,420,592            1.5%
     Valero Energy Corp...................  39,957   2,284,342            1.0%
     Other Securities.....................           8,184,496            3.6%
                                                   -----------           -----
 Total Energy.............................          52,120,507           22.6%
                                                   -----------           -----
 Financials -- (20.7%)
     American International Group, Inc....  82,674   4,392,470            1.9%
     Bank of America Corp................. 371,178   5,619,635            2.4%
     Bank of New York Mellon Corp. (The)..  50,605   1,713,991            0.7%
     Capital One Financial Corp...........  23,935   1,768,797            0.8%
     Citigroup, Inc....................... 101,521   4,863,871            2.1%
 #   CME Group, Inc.......................  22,092   1,555,056            0.7%
     Goldman Sachs Group, Inc. (The)......   9,063   1,448,449            0.6%
     JPMorgan Chase & Co.................. 128,347   7,184,865            3.1%
     MetLife, Inc.........................  50,375   2,637,131            1.1%
     Morgan Stanley.......................  87,548   2,707,860            1.2%
     Other Securities.....................          16,002,599            7.0%
                                                   -----------           -----
 Total Financials.........................          49,894,724           21.6%
                                                   -----------           -----
 Health Care -- (9.8%)
     Aetna, Inc...........................  29,702   2,122,208            0.9%
 *   Express Scripts Holding Co...........  47,317   3,150,366            1.4%
     Pfizer, Inc.......................... 230,509   7,210,322            3.1%
     Thermo Fisher Scientific, Inc........  28,431   3,241,134            1.4%
     WellPoint, Inc.......................  19,421   1,955,306            0.9%

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                                                 Percentage
                                                          Shares     Value+    of Net Assets**
                                                          ------     ------    ---------------
Health Care -- (Continued)
      Other Securities...................................         $  6,030,415            2.6%
                                                                  ------------          ------
Total Health Care........................................           23,709,751           10.3%
                                                                  ------------          ------
Industrials -- (9.5%)
      CSX Corp...........................................  81,927    2,311,980            1.0%
      Eaton Corp. P.L.C..................................  31,678    2,301,090            1.0%
      FedEx Corp.........................................  10,397    1,416,591            0.6%
      General Electric Co................................ 171,495    4,611,501            2.0%
      Norfolk Southern Corp..............................  23,455    2,217,201            1.0%
      Northrop Grumman Corp..............................  14,791    1,797,254            0.8%
      Other Securities...................................            8,206,579            3.5%
                                                                  ------------          ------
Total Industrials........................................           22,862,196            9.9%
                                                                  ------------          ------
Information Technology -- (7.7%)
      Corning, Inc.......................................  82,181    1,718,405            0.7%
      Hewlett-Packard Co................................. 134,639    4,451,165            1.9%
      Intel Corp.........................................  79,570    2,123,723            0.9%
*     Micron Technology, Inc.............................  66,760    1,743,771            0.8%
*     Yahoo!, Inc........................................  56,989    2,048,755            0.9%
      Other Securities...................................            6,597,430            2.9%
                                                                  ------------          ------
Total Information Technology.............................           18,683,249            8.1%
                                                                  ------------          ------
Materials -- (3.4%)
      Freeport-McMoRan Copper & Gold, Inc................  60,591    2,082,513            0.9%
      Other Securities...................................            6,110,053            2.7%
                                                                  ------------          ------
Total Materials..........................................            8,192,566            3.6%
                                                                  ------------          ------
Telecommunication Services -- (3.9%)
      AT&T, Inc.......................................... 213,744    7,630,661            3.3%
      Other Securities...................................            1,790,280            0.8%
                                                                  ------------          ------
Total Telecommunication Services.........................            9,420,941            4.1%
                                                                  ------------          ------
Utilities -- (0.4%)
      Other Securities...................................              913,260            0.4%
                                                                  ------------          ------
TOTAL COMMON STOCKS......................................          230,083,978           99.7%
                                                                  ------------          ------

TEMPORARY CASH INVESTMENTS -- (0.4%)
      State Street Institutional Liquid Reserves, 0.074%. 950,580      950,580            0.4%
                                                                  ------------          ------

                                                          Shares/
                                                           Face
                                                          Amount
                                                          -------
                                                           (000)
SECURITIES LENDING COLLATERAL -- (4.3%)
(S)@  DFA Short Term Investment Fund..................... 892,716   10,328,726            4.5%
                                                                  ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $170,943,267)..................................           $241,363,284          104.6%
                                                                  ============          ======

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                 ---------------------------------------------
                                   Level 1      Level 2   Level 3    Total
                                 ------------ ----------- ------- ------------
  Common Stocks
    Consumer Discretionary...... $ 28,253,936          --   --    $ 28,253,936
    Consumer Staples............   16,032,848          --   --      16,032,848
    Energy......................   52,120,507          --   --      52,120,507
    Financials..................   49,894,724          --   --      49,894,724
    Health Care.................   23,709,751          --   --      23,709,751
    Industrials.................   22,862,196          --   --      22,862,196
    Information Technology......   18,683,249          --   --      18,683,249
    Materials...................    8,192,566          --   --       8,192,566
    Telecommunication Services..    9,420,941          --   --       9,420,941
    Utilities...................      913,260          --   --         913,260
  Temporary Cash Investments....      950,580          --   --         950,580
  Securities Lending Collateral.           -- $10,328,726   --      10,328,726
                                 ------------ -----------   --    ------------
  TOTAL......................... $231,034,558 $10,328,726   --    $241,363,284
                                 ============ ===========   ==    ============


                See accompanying Notes to Financial Statements.

                       VA INTERNATIONAL VALUE PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                               Percentage
                                          Shares   Value++   of Net Assets**
                                          ------   -------   ---------------
    COMMON STOCKS -- (89.9%)
    AUSTRALIA -- (4.7%)
        Wesfarmers, Ltd.................. 41,405 $ 1,647,894            1.0%
        Other Securities.................          6,479,116            4.2%
                                                 -----------           -----
    TOTAL AUSTRALIA......................          8,127,010            5.2%
                                                 -----------           -----

    AUSTRIA -- (0.2%)
        Other Securities.................            315,545            0.2%
                                                 -----------           -----

    BELGIUM -- (1.4%)
        Other Securities.................          2,425,605            1.5%
                                                 -----------           -----

    CANADA -- (7.8%)
        Canadian Natural Resources, Ltd.. 38,757   1,580,123            1.0%
        Manulife Financial Corp.......... 41,820     785,234            0.5%
        Suncor Energy, Inc............... 51,054   1,969,402            1.2%
        Other Securities.................          9,222,699            5.9%
                                                 -----------           -----
    TOTAL CANADA.........................         13,557,458            8.6%
                                                 -----------           -----

    DENMARK -- (1.6%)
        Other Securities.................          2,768,522            1.8%
                                                 -----------           -----

    FINLAND -- (1.0%)
        Other Securities.................          1,738,626            1.1%
                                                 -----------           -----

    FRANCE -- (9.5%)
        AXA SA........................... 59,061   1,541,256            1.0%
        BNP Paribas SA................... 30,023   2,256,062            1.4%
        Cie de St-Gobain................. 19,618   1,201,905            0.8%
    #   GDF Suez......................... 56,467   1,423,162            0.9%
        Lafarge SA.......................  9,061     829,071            0.5%
        Orange SA........................ 68,037   1,102,286            0.7%
        Renault SA....................... 12,684   1,240,113            0.8%
        Societe Generale SA.............. 21,148   1,317,038            0.8%
        Vivendi SA....................... 53,030   1,424,757            0.9%
        Other Securities.................          4,177,895            2.7%
                                                 -----------           -----
    TOTAL FRANCE.........................         16,513,545           10.5%
                                                 -----------           -----

    GERMANY -- (7.7%)
    #   Allianz SE.......................  7,745   1,347,861            0.8%
        Bayerische Motoren Werke AG...... 11,585   1,456,292            0.9%
        Daimler AG....................... 33,999   3,165,277            2.0%
        Deutsche Bank AG................. 24,639   1,085,236            0.7%
    #   E.ON SE.......................... 59,606   1,141,744            0.7%
    #   Muenchener Rueckversicherungs AG.  5,893   1,362,219            0.9%
        RWE AG........................... 28,761   1,097,551            0.7%
        Other Securities.................          2,766,749            1.8%
                                                 -----------           -----
    TOTAL GERMANY........................         13,422,929            8.5%
                                                 -----------           -----

    HONG KONG -- (2.2%)
        Hutchison Whampoa, Ltd........... 78,000   1,070,120            0.7%
        Other Securities.................          2,689,387            1.7%
                                                 -----------           -----
    TOTAL HONG KONG......................          3,759,507            2.4%
                                                 -----------           -----

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                  Percentage
                                            Shares    Value++   of Net Assets**
                                            ------    -------   ---------------
 IRELAND -- (0.2%)
     Other Securities......................         $   357,576            0.2%
                                                    -----------           -----

 ISRAEL -- (0.4%)
     Other Securities......................             683,389            0.4%
                                                    -----------           -----

 ITALY -- (1.6%)
     UniCredit SpA......................... 132,894   1,190,683            0.8%
     Other Securities......................           1,569,479            0.9%
                                                    -----------           -----
 TOTAL ITALY...............................           2,760,162            1.7%
                                                    -----------           -----

 JAPAN -- (17.6%)
     Mitsubishi Corp.......................  49,800     891,784            0.6%
     Mitsubishi UFJ Financial Group, Inc... 459,000   2,441,648            1.6%
     Mitsui & Co., Ltd.....................  72,300   1,025,385            0.7%
     Mizuho Financial Group, Inc........... 737,600   1,444,669            0.9%
     Nippon Steel & Sumitomo Metal Corp.... 322,185     845,297            0.5%
     Nissan Motor Co., Ltd.................  89,900     775,711            0.5%
 #   NTT DOCOMO, Inc.......................  58,700     936,297            0.6%
     Sumitomo Mitsui Financial Group, Inc..  25,700   1,015,929            0.7%
     Other Securities......................          21,311,277           13.4%
                                                    -----------           -----
 TOTAL JAPAN...............................          30,687,997           19.5%
                                                    -----------           -----

 NETHERLANDS -- (3.5%)
 *   ING Groep NV.......................... 109,394   1,563,771            1.0%
     Other Securities......................           4,532,606            2.9%
                                                    -----------           -----
 TOTAL NETHERLANDS.........................           6,096,377            3.9%
                                                    -----------           -----

 NEW ZEALAND -- (0.1%)
     Other Securities......................             128,312            0.1%
                                                    -----------           -----

 NORWAY -- (0.7%)
     Other Securities......................           1,243,232            0.8%
                                                    -----------           -----

 PORTUGAL -- (0.1%)
     Other Securities......................             222,852            0.1%
                                                    -----------           -----

 SINGAPORE -- (1.0%)
     Other Securities......................           1,784,204            1.1%
                                                    -----------           -----

 SPAIN -- (2.4%)
     Banco Santander SA.................... 159,735   1,588,671            1.0%
     Iberdrola SA.......................... 163,978   1,145,475            0.7%
     Other Securities......................           1,374,852            0.9%
                                                    -----------           -----
 TOTAL SPAIN...............................           4,108,998            2.6%
                                                    -----------           -----

 SWEDEN -- (2.7%)
     Nordea Bank AB........................  85,572   1,239,989            0.8%
     Other Securities......................           3,449,144            2.2%
                                                    -----------           -----
 TOTAL SWEDEN..............................           4,689,133            3.0%
                                                    -----------           -----

 SWITZERLAND -- (8.1%)
     Credit Suisse Group AG................  51,115   1,620,480            1.0%
     Holcim, Ltd...........................  10,715     982,741            0.6%
     Novartis AG...........................  38,719   3,365,939            2.1%
     Novartis AG ADR.......................  10,786     937,735            0.6%

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                                        Percentage
                                                Shares     Value++    of Net Assets**
                                                ------     -------    ---------------

SWITZERLAND -- (Continued)
      Swiss Re AG.............................    22,063 $  1,929,213            1.2%
      UBS AG..................................    63,790    1,334,095            0.8%
      Zurich Insurance Group AG...............     5,596    1,604,702            1.0%
      Other Securities........................              2,291,635            1.6%
                                                         ------------          ------
TOTAL SWITZERLAND.............................             14,066,540            8.9%
                                                         ------------          ------

UNITED KINGDOM -- (15.4%)
      Anglo American P.L.C....................    50,374    1,346,653            0.8%
      Barclays P.L.C. Sponsored ADR...........   119,644    2,047,102            1.3%
      BP P.L.C. Sponsored ADR.................   128,132    6,486,042            4.1%
      HSBC Holdings P.L.C. Sponsored ADR......    66,182    3,396,460            2.2%
*     Lloyds Banking Group P.L.C. ADR.........   176,409      912,034            0.6%
#     Royal Dutch Shell P.L.C. ADR(780259107).    38,739    3,279,256            2.1%
      Royal Dutch Shell P.L.C. ADR(780259206).    47,974    3,777,473            2.4%
      Vodafone Group P.L.C....................   367,083    1,393,669            0.9%
      Vodafone Group P.L.C. Sponsored ADR.....    25,108      953,093            0.6%
      Other Securities........................              3,278,504            2.1%
                                                         ------------          ------
TOTAL UNITED KINGDOM..........................             26,870,286           17.1%
                                                         ------------          ------
TOTAL COMMON STOCKS...........................            156,327,805           99.2%
                                                         ------------          ------

PREFERRED STOCKS -- (0.0%)
GERMANY -- (0.0%)
      Other Securities........................                 44,017            0.0%
                                                         ------------          ------

RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
      Other Securities........................                     --            0.0%
                                                         ------------          ------

FRANCE -- (0.0%)
      Other Securities........................                 16,889            0.0%
                                                         ------------          ------

HONG KONG -- (0.0%)
      Other Securities........................                  1,994            0.0%
                                                         ------------          ------

SPAIN -- (0.0%)
      Other Securities........................                 33,793            0.1%
                                                         ------------          ------
TOTAL RIGHTS/WARRANTS.........................                 52,676            0.1%
                                                         ------------          ------

                                                Shares/
                                                 Face
                                                Amount     Value+
                                                -------    ------
                                                 (000)
SECURITIES LENDING COLLATERAL -- (10.1%)
(S)@  DFA Short Term Investment Fund.......... 1,510,546   17,477,019           11.1%
                                                         ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $161,384,052).......................             $173,901,517          110.4%
                                                         ============          ======

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                 ---------------------------------------------
                                   Level 1     Level 2    Level 3    Total
                                 ----------- ------------ ------- ------------
  Common Stocks
    Australia...................          -- $  8,127,010   --    $  8,127,010
    Austria.....................          --      315,545   --         315,545
    Belgium.....................          --    2,425,605   --       2,425,605
    Canada...................... $13,557,458           --   --      13,557,458
    Denmark.....................          --    2,768,522   --       2,768,522
    Finland.....................          --    1,738,626   --       1,738,626
    France......................      63,397   16,450,148   --      16,513,545
    Germany.....................     862,598   12,560,331   --      13,422,929
    Hong Kong...................          --    3,759,507   --       3,759,507
    Ireland.....................     209,079      148,497   --         357,576
    Israel......................          --      683,389   --         683,389
    Italy.......................     318,432    2,441,730   --       2,760,162
    Japan.......................     513,324   30,174,673   --      30,687,997
    Netherlands.................     613,941    5,482,436   --       6,096,377
    New Zealand.................          --      128,312   --         128,312
    Norway......................          --    1,243,232   --       1,243,232
    Portugal....................          --      222,852   --         222,852
    Singapore...................          --    1,784,204   --       1,784,204
    Spain.......................          --    4,108,998   --       4,108,998
    Sweden......................     369,448    4,319,685   --       4,689,133
    Switzerland.................   1,247,015   12,819,525   --      14,066,540
    United Kingdom..............  21,160,484    5,709,802   --      26,870,286
  Preferred Stocks
    Germany.....................          --       44,017   --          44,017
  Rights/Warrants
    Australia...................          --           --   --              --
    France......................          --       16,889   --          16,889
    Hong Kong...................          --        1,994   --           1,994
    Spain.......................          --       33,793   --          33,793
  Securities Lending Collateral.          --   17,477,019   --      17,477,019
                                 ----------- ------------   --    ------------
  TOTAL......................... $38,915,176 $134,986,341   --    $173,901,517
                                 =========== ============   ==    ============


                See accompanying Notes to Financial Statements.

                       VA INTERNATIONAL SMALL PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                           Percentage
                                      Shares   Value++   of Net Assets**
                                      ------   -------   ---------------
       COMMON STOCKS -- (87.8%)
       AUSTRALIA -- (4.8%)
           Other Securities..........        $ 7,483,890            5.5%
                                             -----------            ----

       AUSTRIA -- (0.9%)
           Other Securities..........          1,332,476            1.0%
                                             -----------            ----

       BELGIUM -- (1.3%)
           Ackermans & van Haaren NV.  2,145     277,376            0.2%
           Other Securities..........          1,680,021            1.2%
                                             -----------            ----
       TOTAL BELGIUM.................          1,957,397            1.4%
                                             -----------            ----

       CANADA -- (8.2%)
           Other Securities..........         12,580,224            9.2%
                                             -----------            ----

       CHINA -- (0.0%)
           Other Securities..........              1,511            0.0%
                                             -----------            ----

       DENMARK -- (1.6%)
       *   Vestas Wind Systems A.S... 10,145     450,550            0.3%
           Other Securities..........          1,960,399            1.5%
                                             -----------            ----
       TOTAL DENMARK.................          2,410,949            1.8%
                                             -----------            ----

       FINLAND -- (2.3%)
           Huhtamaki Oyj.............  9,505     249,926            0.2%
           Other Securities..........          3,319,655            2.4%
                                             -----------            ----
       TOTAL FINLAND.................          3,569,581            2.6%
                                             -----------            ----

       FRANCE -- (4.2%)
       #   Neopost SA................  3,793     311,455            0.2%
           Teleperformance...........  4,525     259,519            0.2%
           Other Securities..........          5,852,999            4.3%
                                             -----------            ----
       TOTAL FRANCE..................          6,423,973            4.7%
                                             -----------            ----

       GERMANY -- (4.5%)
       #   Deutsche Wohnen AG........ 11,908     255,634            0.2%
           Rhoen Klinikum AG.........  8,742     282,273            0.2%
           Stada Arzneimittel AG.....  5,765     251,386            0.2%
           Other Securities..........          6,201,707            4.5%
                                             -----------            ----
       TOTAL GERMANY.................          6,991,000            5.1%
                                             -----------            ----

       GREECE -- (0.0%)
           Other Securities..........             42,862            0.0%
                                             -----------            ----

       HONG KONG -- (2.6%)
           Other Securities..........          3,959,626            2.9%
                                             -----------            ----

       IRELAND -- (0.4%)
           Other Securities..........            698,746            0.5%
                                             -----------            ----

       ISRAEL -- (0.6%)
           Other Securities..........            959,868            0.7%
                                             -----------            ----

       ITALY -- (3.2%)
           Azimut Holding SpA........  8,914     278,275            0.2%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                  Percentage
                                            Shares    Value++   of Net Assets**
                                            ------    -------   ---------------
 ITALY -- (Continued)
 *   Banca Popolare dell'Emilia Romagna SC.  22,456 $   258,848            0.2%
 *   Finmeccanica SpA......................  29,283     270,998            0.2%
     Other Securities......................           4,164,264            3.0%
                                                    -----------           -----
 TOTAL ITALY...............................           4,972,385            3.6%
                                                    -----------           -----

 JAPAN -- (17.7%)
     Other Securities......................          27,253,185           19.9%
                                                    -----------           -----

 NETHERLANDS -- (2.0%)
     Delta Lloyd NV........................  14,060     370,030            0.3%
     Nutreco NV............................   8,732     406,502            0.3%
     Other Securities......................           2,285,783            1.6%
                                                    -----------           -----
 TOTAL NETHERLANDS.........................           3,062,315            2.2%
                                                    -----------           -----

 NEW ZEALAND -- (0.9%)
     Other Securities......................           1,413,254            1.0%
                                                    -----------           -----

 NORWAY -- (1.0%)
     Other Securities......................           1,503,102            1.1%
                                                    -----------           -----

 PORTUGAL -- (0.4%)
     Other Securities......................             688,976            0.5%
                                                    -----------           -----

 SINGAPORE -- (1.3%)
     Other Securities......................           1,950,047            1.4%
                                                    -----------           -----

 SPAIN -- (2.1%)
 *   Jazztel P.L.C.........................  16,693     256,371            0.2%
     Other Securities......................           3,009,154            2.2%
                                                    -----------           -----
 TOTAL SPAIN...............................           3,265,525            2.4%
                                                    -----------           -----

 SWEDEN -- (3.5%)
     Meda AB Class A.......................  13,817     248,360            0.2%
     NCC AB Class B........................   8,486     297,311            0.2%
     Other Securities......................           4,849,198            3.6%
                                                    -----------           -----
 TOTAL SWEDEN..............................           5,394,869            4.0%
                                                    -----------           -----

 SWITZERLAND -- (4.0%)
     Georg Fischer AG......................     344     272,897            0.2%
     Lonza Group AG........................   3,804     398,129            0.3%
     OC Oerlikon Corp. AG..................  15,998     254,843            0.2%
     Other Securities......................           5,209,289            3.8%
                                                    -----------           -----
 TOTAL SWITZERLAND.........................           6,135,158            4.5%
                                                    -----------           -----

 UNITED KINGDOM -- (20.2%)
     Ashtead Group P.L.C...................  49,721     736,675            0.5%
     Balfour Beatty P.L.C..................  79,585     377,955            0.3%
     Barratt Developments P.L.C............  88,920     556,120            0.4%
     Bellway P.L.C.........................  14,389     350,411            0.3%
     Berkeley Group Holdings P.L.C.........   7,459     289,422            0.2%
 *   BTG P.L.C.............................  30,003     269,786            0.2%
     Carillion P.L.C.......................  52,138     326,144            0.2%
     Close Brothers Group P.L.C............  16,179     382,168            0.3%
     Cobham P.L.C..........................  75,745     395,151            0.3%
     Daily Mail & General Trust P.L.C......  19,287     265,855            0.2%
     DCC P.L.C.............................  10,180     521,971            0.4%
 *   Dixons Retail P.L.C................... 442,969     336,912            0.2%

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 Percentage
                                          Shares    Value++    of Net Assets**
                                          ------    -------    ---------------
 UNITED KINGDOM -- (Continued)
     Drax Group P.L.C....................  25,834 $    289,186            0.2%
     DS Smith P.L.C......................  72,474      386,218            0.3%
     Elementis P.L.C.....................  53,498      251,141            0.2%
 *   Firstgroup P.L.C.................... 136,135      297,478            0.2%
     Greene King P.L.C...................  16,409      247,040            0.2%
     Halma P.L.C.........................  44,457      422,375            0.3%
     Hays P.L.C.......................... 172,819      440,895            0.3%
     Howden Joinery Group P.L.C..........  61,666      339,502            0.3%
     Inchcape P.L.C......................  24,576      266,974            0.2%
     Informa P.L.C.......................  33,824      276,218            0.2%
     Inmarsat P.L.C......................  22,705      279,372            0.2%
     Jardine Lloyd Thompson Group P.L.C..  14,271      254,658            0.2%
     National Express Group P.L.C........  52,227      246,377            0.2%
     Pennon Group P.L.C..................  19,316      247,277            0.2%
 *   Persimmon P.L.C.....................  23,193      514,699            0.4%
     Rotork P.L.C........................   7,996      350,675            0.3%
     Spectris P.L.C......................  13,919      523,725            0.4%
     Spirax-Sarco Engineering P.L.C......   6,360      311,793            0.2%
     Taylor Wimpey P.L.C................. 237,041      421,564            0.3%
     Other Securities....................           20,006,162           14.5%
                                                  ------------           -----
 TOTAL UNITED KINGDOM....................           31,181,899           22.8%
                                                  ------------           -----

 UNITED STATES -- (0.1%)
     Other Securities....................              118,233            0.1%
                                                  ------------           -----
 TOTAL COMMON STOCKS.....................          135,351,051           98.9%
                                                  ------------           -----

 PREFERRED STOCKS -- (0.0%)
 UNITED KINGDOM -- (0.0%)
     Other Securities....................                  187            0.0%
                                                  ------------           -----

 RIGHTS/WARRANTS -- (0.0%)
 AUSTRALIA -- (0.0%)
     Other Securities....................                3,950            0.0%
                                                  ------------           -----

 AUSTRIA -- (0.0%)
     Other Securities....................                   --            0.0%
                                                  ------------           -----

 FRANCE -- (0.0%)
     Other Securities....................               24,915            0.0%
                                                  ------------           -----

 HONG KONG -- (0.0%)
     Other Securities....................                   70            0.0%
                                                  ------------           -----

 ISRAEL -- (0.0%)
     Other Securities....................                   50            0.0%
                                                  ------------           -----

 PORTUGAL -- (0.0%)
     Other Securities....................                3,592            0.0%
                                                  ------------           -----

 SINGAPORE -- (0.0%)
     Other Securities....................                   54            0.0%
                                                  ------------           -----

 SPAIN -- (0.0%)
     Other Securities....................                  108            0.0%
                                                  ------------           -----

 SWEDEN -- (0.0%)
     Other Securities....................                3,076            0.0%
                                                  ------------           -----
 TOTAL RIGHTS/WARRANTS...................               35,815            0.0%
                                                  ------------           -----

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                            Shares/
                                             Face                   Percentage
                                            Amount      Value+    of Net Assets**
                                            -------     ------    ---------------
                                             (000)
  SECURITIES LENDING COLLATERAL -- (12.2%)
  (S)@    DFA Short Term Investment Fund.. 1,622,330 $ 18,770,355           13.7%
                                                     ------------          ------
  TOTAL INVESTMENTS -- (100.0%)
    (Cost $131,475,177).................             $154,157,408          112.6%
                                                     ============          ======

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                 ---------------------------------------------
                                   Level 1     Level 2    Level 3    Total
                                 ----------- ------------ ------- ------------
  Common Stocks
    Australia................... $     1,179 $  7,482,711   --    $  7,483,890
    Austria.....................       6,573    1,325,903   --       1,332,476
    Belgium.....................          --    1,957,397   --       1,957,397
    Canada......................  12,579,849          375   --      12,580,224
    China.......................          --        1,511   --           1,511
    Denmark.....................          --    2,410,949   --       2,410,949
    Finland.....................       2,666    3,566,915   --       3,569,581
    France......................          --    6,423,973   --       6,423,973
    Germany.....................     185,100    6,805,900   --       6,991,000
    Greece......................          --       42,862   --          42,862
    Hong Kong...................          --    3,959,626   --       3,959,626
    Ireland.....................          --      698,746   --         698,746
    Israel......................          --      959,868   --         959,868
    Italy.......................          --    4,972,385   --       4,972,385
    Japan.......................      92,175   27,161,010   --      27,253,185
    Netherlands.................      42,160    3,020,155   --       3,062,315
    New Zealand.................          --    1,413,254   --       1,413,254
    Norway......................          --    1,503,102   --       1,503,102
    Portugal....................          --      688,976   --         688,976
    Singapore...................          --    1,950,047   --       1,950,047
    Spain.......................       2,356    3,263,169   --       3,265,525
    Sweden......................      49,562    5,345,307   --       5,394,869
    Switzerland.................          --    6,135,158   --       6,135,158
    United Kingdom..............       3,700   31,178,199   --      31,181,899
    United States...............      90,047       28,186   --         118,233
  Preferred Stocks
    United Kingdom..............          --          187   --             187
  Rights/Warrants
    Australia...................          --        3,950   --           3,950
    Austria.....................          --           --   --              --
    France......................          --       24,915   --          24,915
    Hong Kong...................          --           70   --              70
    Israel......................          --           50   --              50
    Portugal....................          --        3,592   --           3,592
    Singapore...................          --           54   --              54
    Spain.......................          --          108   --             108
    Sweden......................          --        3,076   --           3,076
  Securities Lending Collateral.          --   18,770,355   --      18,770,355
                                 ----------- ------------   --    ------------
  TOTAL......................... $13,055,367 $141,102,041   --    $154,157,408
                                 =========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                         VA SHORT-TERM FIXED PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                    Face
                                                   Amount   Value+
                                                   ------   ------
                                                   (000)
AGENCY OBLIGATIONS -- (8.8%)
Federal Home Loan Bank
     0.250%, 02/20/15............................. $1,100 $ 1,101,250
     0.375%, 08/28/15.............................  1,100   1,103,158
Federal Home Loan Mortgage Corporation
     1.750%, 09/10/15.............................  3,100   3,164,455
Federal National Mortgage Association
     0.500%, 07/02/15.............................  2,600   2,610,117
     2.375%, 07/28/15.............................  1,200   1,232,711
     0.500%, 09/28/15.............................  1,500   1,505,205
     4.375%, 10/15/15.............................  2,500   2,649,112
     1.625%, 10/26/15.............................  1,500   1,531,134
                                                          -----------
TOTAL AGENCY OBLIGATIONS..........................         14,897,142
                                                          -----------

BONDS -- (62.9%)
African Development Bank
     2.500%, 03/15/16.............................    200     207,529
Agence Francaise de Developpement
     1.250%, 06/09/14.............................  2,600   2,602,434
ANZ New Zealand Int'l, Ltd.
     3.125%, 08/10/15.............................    900     927,243
Apple, Inc. Floating Rate Note
(r)  0.273%, 05/03/16.............................  1,000   1,000,199
Asian Development Bank
     0.500%, 08/17/15.............................  1,500   1,504,380
Australia & New Zealand Banking Group, Ltd.
     2.125%, 09/19/14.............................    834     839,263
#    3.700%, 01/13/15.............................    650     665,319
#    0.900%, 02/12/16.............................    300     301,664
Australia & New Zealand Banking Group, Ltd.
 Floating Rate Note
(r)  0.477%, 01/29/15.............................  1,500   1,503,120
Bank Nederlandse Gemeenten
     5.000%, 05/16/14.............................    500     500,731
     3.125%, 01/12/15.............................  1,000   1,019,604
     1.375%, 03/23/15.............................  1,000   1,009,690
     2.500%, 01/11/16.............................  1,000   1,034,500
Bank of New York Mellon Corp. (The)
#    2.950%, 06/18/15.............................    800     822,539
British Columbia, Province of Canada
     2.850%, 06/15/15.............................  3,000   3,086,775
Caisse d'Amortissement de la Dette Sociale
     3.500%, 07/01/14.............................    500     502,550
     1.250%, 07/11/14.............................  2,000   2,003,780
Commonwealth Bank of Australia
     3.750%, 10/15/14.............................  1,800   1,827,009
     1.250%, 09/18/15.............................  1,000   1,010,598

                                                    Face
                                                   Amount   Value+
                                                   ------   ------
                                                   (000)
Cooperatieve Centrale Raiffeisen- Boerenleenbank
 BA
     1.875%, 12/15/14............................. $2,100 $2,119,887
     0.600%, 04/29/15.............................  1,000    999,518
     2.125%, 10/13/15.............................  1,000  1,023,357
Cooperatieve Centrale Raiffeisen- Boerenleenbank
 BA Floating Rate Note
(r)  0.715%, 03/18/16.............................    500    502,902
Council Of Europe Development Bank
     2.750%, 02/10/15.............................    500    509,588
     4.000%, 04/15/15.............................  2,000  2,070,708
#    2.625%, 02/16/16.............................    500    519,431
DBS Bank, Ltd.
     2.375%, 09/14/15.............................  1,800  1,842,206
Development Bank of Japan, Inc.
     2.750%, 03/15/16.............................  1,000  1,039,079
European Bank for Reconstruction & Development
     1.625%, 09/03/15.............................  1,500  1,526,494
European Investment Bank
     2.875%, 01/15/15.............................  1,000  1,018,654
     1.125%, 04/15/15.............................    500    504,419
     1.000%, 07/15/15.............................    500    504,399
     4.875%, 02/16/16.............................  1,000  1,078,901
     2.250%, 03/15/16.............................  1,000  1,033,204
     0.625%, 04/15/16.............................    500    501,588
Export Development Canada
     2.250%, 05/28/15.............................  1,500  1,532,208
General Electric Capital Corp.
     2.250%, 11/09/15.............................    800    820,874
     1.000%, 01/08/16.............................  1,600  1,610,800
General Electric Co.
     0.850%, 10/09/15.............................  1,550  1,558,717
International Bank for Reconstruction &
 Development
     2.125%, 03/15/16.............................  1,500  1,547,782
KFW
     1.000%, 01/12/15.............................  2,000  2,011,528
     2.625%, 02/16/16.............................    500    519,611
Kommunalbanken A.S.
     2.875%, 10/27/14.............................    500    506,327
     1.000%, 02/09/15.............................  1,100  1,106,424
     2.375%, 01/19/16.............................  2,750  2,841,184
Kommunekredit
     0.750%, 09/02/14.............................  1,000  1,001,640
Landwirtschaftliche Rentenbank
     3.125%, 07/15/15.............................  1,500  1,550,787
National Australia Bank, Ltd.
     2.000%, 03/09/15.............................    300    304,165
     2.750%, 09/28/15.............................  2,000  2,060,746
     0.900%, 01/20/16.............................  1,000  1,007,233
Nederlandse Waterschapsbank NV
     1.375%, 05/16/14.............................  1,800  1,800,162
     1.250%, 10/20/14.............................  1,450  1,456,728
     0.750%, 03/29/16.............................    800    803,325

VA SHORT-TERM FIXED PORTFOLIO
CONTINUED

                                                    Face
                                                   Amount   Value+
                                                   ------   ------
                                                   (000)
Nordea Bank AB
     2.250%, 03/20/15............................. $  900 $  914,989
Nordea Bank Finland P.L.C. Floating Rate Note
(r)  0.418%, 01/21/16.............................  2,500  2,499,617
Nordic Investment Bank
#    2.625%, 10/06/14.............................    600    606,152
#    2.500%, 07/15/15.............................  1,000  1,026,798
Novartis Capital Corp.
     2.900%, 04/24/15.............................  1,000  1,026,126
NRW Bank
     1.250%, 05/15/15.............................  1,000  1,009,560
NRW Bank Floating Rate Note
(r)  0.556%, 12/01/14.............................  1,000  1,001,760
Oesterreichische Kontrollbank AG
#    4.875%, 02/16/16.............................  1,000  1,078,383
Ontario, Province of Canada
     4.500%, 02/03/15.............................  1,100  1,134,919
     2.950%, 02/05/15.............................  1,500  1,530,577
     0.950%, 05/26/15.............................    500    503,656
Quebec, Province of Canada
     4.875%, 05/05/14.............................  2,000  2,000,000
#    4.600%, 05/26/15.............................  1,000  1,045,340
Royal Bank of Canada
     0.550%, 05/01/15.............................  3,200  3,204,925
     0.800%, 10/30/15.............................    500    502,335
     2.625%, 12/15/15.............................    500    516,582
     0.850%, 03/08/16.............................    500    501,971
Societe de Financement de l'Economie Francaise
     2.875%, 09/22/14.............................  1,000  1,010,120
State of North Rhine-Westphalia
     1.625%, 09/17/14.............................    500    502,504
Svensk Exportkredit AB
     0.625%, 09/04/15.............................  2,500  2,510,305
     1.750%, 10/20/15.............................    980    999,578
Svenska Handelsbanken Floating Rate Note
(r)  0.410%, 10/06/14.............................    500    500,268
(r)  0.519%, 01/16/15.............................  1,000  1,002,182
Toronto-Dominion Bank (The)
     1.375%, 07/14/14.............................    800    801,715
Toronto-Dominion Bank (The) Floating Rate Note
(r)  0.416%, 05/01/15.............................  1,000  1,001,583
(r)  0.437%, 11/06/15.............................  1,874  1,876,809
Total Capital Canada, Ltd. Floating Rate Note
(r)  0.607%, 01/15/16.............................  1,140  1,146,915
Total Capital SA
     3.000%, 06/24/15.............................    700    720,880
Toyota Motor Credit Corp.
     1.250%, 11/17/14.............................    805    809,326
     1.000%, 02/17/15.............................  1,500  1,509,184
     2.800%, 01/11/16.............................    500    518,700

                                                    Face
                                                   Amount    Value+
                                                   ------    ------
                                                   (000)
Toyota Motor Credit Corp. Floating Rate Note
(r)  0.406%, 12/05/14............................. $  400 $    400,309
(r)  0.380%, 04/08/15.............................    500      500,421
US Bancorp
     2.875%, 11/20/14.............................  2,000    2,028,842
Westpac Banking Corp.
#    4.200%, 02/27/15.............................    813      837,975
#    3.000%, 08/04/15.............................  1,486    1,532,232
     1.125%, 09/25/15.............................    474      478,396
#    3.000%, 12/09/15.............................    500      518,987
     0.950%, 01/12/16.............................  1,335    1,345,875
                                                          ------------
TOTAL BONDS.......................................         105,860,299
                                                          ------------

U.S. TREASURY OBLIGATIONS -- (12.1%)
U.S. Treasury Notes
     0.250%, 07/15/15.............................  2,500    2,503,027
     1.750%, 07/31/15.............................    750      764,912
     0.250%, 08/15/15.............................  1,600    1,601,688
     1.250%, 08/31/15.............................    700      709,981
     1.250%, 10/31/15.............................    500      507,636
     0.375%, 11/15/15.............................  1,000    1,002,148
     0.250%, 11/30/15.............................  2,700    2,700,105
     0.250%, 12/15/15.............................  1,700    1,699,402
     2.125%, 12/31/15.............................  3,000    3,091,758
     0.375%, 01/15/16.............................  1,000    1,001,289
     0.375%, 02/15/16.............................  1,000    1,000,859
     0.375%, 03/31/16.............................  2,800    2,799,891
     0.375%, 04/30/16.............................  1,000      999,219
                                                          ------------
TOTAL U.S. TREASURY OBLIGATIONS...................          20,381,915
                                                          ------------

COMMERCIAL PAPER -- (10.8%)
BNZ International Funding, Ltd.
##   0.300%, 08/26/14.............................    350      349,771
Caisse des Depots et Consignations
##   0.175%, 05/27/14.............................  2,000    1,999,855
DBS BANK, Ltd.
##   0.150%, 07/25/14.............................    800      799,700
##   0.230%, 10/01/14.............................  2,000    1,997,912
Nordea Bank AB
##   0.175%, 08/01/14.............................    400      399,822
Oversea Chinese Banking
     0.240%, 09/30/14.............................  4,500    4,495,563
Standard Chartered Bank
##   0.160%, 07/07/14.............................  2,000    1,999,414
##   0.160%, 07/09/14.............................  2,500    2,499,237
##   0.180%, 07/28/14.............................    250      249,895
Svenska Handelsbanken AB
##   0.150%, 06/11/14.............................  2,450    2,449,583
United Overseas Bank, Ltd.
##   0.200%, 05/13/14.............................    500      499,986
##   0.190%, 05/19/14.............................    500      499,977
                                                          ------------
TOTAL COMMERCIAL PAPER............................          18,240,715
                                                          ------------

VA SHORT-TERM FIXED PORTFOLIO
CONTINUED

                                                     Shares      Value+
                                                     ------      ------
TEMPORARY CASH INVESTMENTS -- (1.3%)
      State Street Institutional Liquid Reserves,
       0.074%...................................... 2,196,028 $  2,196,028
                                                              ------------

                                                     Shares/
                                                      Face
                                                     Amount
                                                     -------       -
                                                      (000)
SECURITIES LENDING COLLATERAL -- (4.1%)
(S)@  DFA Short Term Investment Fund...............   592,064    6,850,178
                                                              ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $168,250,346)..............................            $168,426,277
                                                              ============

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                 --------------------------------------------
                                  Level 1     Level 2    Level 3    Total
                                 ---------- ------------ ------- ------------
  Agency Obligations............         -- $ 14,897,142   --    $ 14,897,142
  Bonds.........................         --  105,860,299   --     105,860,299
  U.S. Treasury Obligations.....         --   20,381,915   --      20,381,915
  Commercial Paper..............         --   18,240,715   --      18,240,715
  Temporary Cash Investments.... $2,196,028           --   --       2,196,028
  Securities Lending Collateral.         --    6,850,178   --       6,850,178
                                 ---------- ------------   --    ------------
  TOTAL......................... $2,196,028 $166,230,249   --    $168,426,277
                                 ========== ============   ==    ============

                See accompanying Notes to Financial Statements.

                           VA GLOBAL BOND PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                              Face
                                                             Amount^    Value+
                                                             -------    ------
                                                              (000)
BONDS -- (85.9%)
AUSTRALIA -- (6.5%)
Australia & New Zealand Banking Group, Ltd.
               1.450%, 05/15/18.............................      900 $   883,424
Commonwealth Bank of Australia
               1.900%, 09/18/17.............................      590     598,189
               2.500%, 09/20/18.............................      900     918,821
               2.250%, 03/13/19.............................    2,000   2,005,116
National Australia Bank, Ltd.
#              2.300%, 07/25/18.............................    4,000   4,055,788
Westpac Banking Corp.
#              2.250%, 01/17/19.............................    4,400   4,418,739
                                                                      -----------
TOTAL AUSTRALIA.............................................           12,880,077
                                                                      -----------

AUSTRIA -- (1.0%)
Oesterreichische Kontrollbank AG
               1.125%, 05/29/18.............................    1,000     984,780
               1.625%, 03/12/19.............................    1,000     993,097
                                                                      -----------
TOTAL AUSTRIA...............................................            1,977,877
                                                                      -----------

CANADA -- (9.1%)
Canada Government International Bond
               1.625%, 02/27/19.............................    2,900   2,892,167
Ontario, Province of Canada
#              1.200%, 02/14/18.............................    1,100   1,088,748
#              2.000%, 09/27/18.............................    1,300   1,313,599
               2.000%, 01/30/19.............................    2,750   2,765,661
Royal Bank of Canada
               2.200%, 07/27/18.............................    5,000   5,067,950
#              2.150%, 03/15/19.............................      200     200,237
Toronto-Dominion Bank (The)
               1.400%, 04/30/18.............................    1,500   1,477,937
               2.625%, 09/10/18.............................    2,500   2,572,728
Total Capital Canada, Ltd.
               1.450%, 01/15/18.............................      750     748,042
                                                                      -----------
TOTAL CANADA................................................           18,127,069
                                                                      -----------

DENMARK -- (1.7%)
Kommunekredit
               1.125%, 03/15/18.............................    3,500   3,449,306
                                                                      -----------

FINLAND -- (2.3%)
Finland Government International Bond
               1.625%, 10/01/18.............................    1,000   1,001,440
Municipality Finance P.L.C.
               1.125%, 12/07/17............................. GBP1,000   1,658,937
               1.125%, 04/17/18.............................    2,000   1,966,020
                                                                      -----------
TOTAL FINLAND...............................................            4,626,397
                                                                      -----------

                                                    Face
                                                   Amount^    Value+
                                                   -------    ------
                                                    (000)
FRANCE -- (2.2%)
Total Capital International SA
     1.550%, 06/28/17.............................    2,000 $ 2,023,188
     2.125%, 01/10/19.............................    1,000   1,012,089
Total Capital SA
     2.125%, 08/10/18.............................    1,300   1,320,795
                                                            -----------
TOTAL FRANCE......................................            4,356,072
                                                            -----------

GERMANY -- (6.1%)
KFW
     1.000%, 12/07/17............................. GBP2,000   3,310,377
     1.000%, 06/11/18.............................      500     490,561
Landeskreditbank Baden- Wuerttemberg Foerderbank
     0.875%, 12/15/17............................. GBP1,000   1,642,914
Landwirtschaftliche Rentenbank
     1.000%, 12/15/17............................. GBP3,000   4,959,537
NRW Bank
     0.875%, 12/15/17............................. GBP1,000   1,641,816
                                                            -----------
TOTAL GERMANY.....................................           12,045,205
                                                            -----------

JAPAN -- (2.5%)
Japan Bank for International Cooperation
     1.750%, 07/31/18.............................    4,000   4,007,068
Japan Finance Organization for Municipalities
     1.375%, 02/05/18.............................    1,000     988,000
                                                            -----------
TOTAL JAPAN.......................................            4,995,068
                                                            -----------

NETHERLANDS -- (8.2%)
Bank Nederlandse Gemeenten
     1.375%, 09/27/17.............................    2,100   2,106,426
     1.375%, 03/19/18.............................      800     795,138
Cooperatieve Centrale Raiffeisen- Boerenleenbank
 BA
     2.250%, 01/14/19.............................    5,035   5,056,409
Nederlandse Waterschapsbank NV
     1.875%, 03/13/19.............................    3,100   3,088,821
Shell International Finance BV
     1.900%, 08/10/18.............................    4,000   4,020,584
#    2.000%, 11/15/18.............................    1,300   1,309,902
                                                            -----------
TOTAL NETHERLANDS.................................           16,377,280
                                                            -----------

NEW ZEALAND -- (1.9%)
New Zealand Government Bond
     6.000%, 12/15/17............................. NZD4,000   3,678,538
                                                            -----------

NORWAY -- (4.4%)
Kommunalbanken A.S.
     1.000%, 09/26/17.............................      900     892,071
     1.000%, 03/15/18.............................    2,000   1,963,992
     2.125%, 03/15/19.............................    2,200   2,226,862

VA GLOBAL BOND PORTFOLIO
CONTINUED

                                                    Face
                                                   Amount^    Value+
                                                   -------    ------
                                                    (000)
NORWAY -- (Continued)
Statoil ASA
    1.150%, 05/15/18.............................     2,600 $2,547,155
    1.950%, 11/08/18.............................     1,100  1,103,127
                                                            ----------
TOTAL NORWAY.....................................            8,733,207
                                                            ----------

SINGAPORE -- (2.5%)
Singapore Government Bond
    0.500%, 04/01/18............................. SGD 3,000  2,356,358
    4.000%, 09/01/18............................. SGD 3,000  2,688,416
                                                            ----------
TOTAL SINGAPORE..................................            5,044,774
                                                            ----------

SUPRANATIONAL ORGANIZATION OBLIGATIONS -- (4.7%)
Asian Development Bank
    1.875%, 04/12/19.............................       500    502,800
Council Of Europe Development Bank
    1.000%, 03/07/18.............................       500    492,230
European Investment Bank
    1.625%, 12/18/18.............................     1,000    997,355
    1.500%, 02/01/19............................. GBP 1,600  2,637,144
    1.875%, 03/15/19.............................     1,600  1,604,525
International Bank for Reconstruction &
 Development
    1.875%, 03/15/19.............................     3,000  3,022,800
                                                            ----------
TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS.....            9,256,854
                                                            ----------

SWEDEN -- (3.3%)
Kommuninvest I Sverige AB
    1.000%, 10/24/17.............................       900    891,785
Svensk Exportkredit AB
    1.750%, 05/30/17.............................     2,400  2,447,424
    1.875%, 12/21/18............................. GBP   500    838,062
Svenska Handelsbanken AB
    4.000%, 01/18/19............................. GBP   137    246,526
#   2.500%, 01/25/19.............................     2,000  2,029,986
                                                            ----------
TOTAL SWEDEN.....................................            6,453,783
                                                            ----------

UNITED KINGDOM -- (4.0%)
Barclays Bank P.L.C.
    1.500%, 04/04/17............................. GBP 1,000  1,694,123
Lloyds Bank P.L.C.
    1.500%, 05/02/17............................. GBP   500    846,614
United Kingdom Gilt
    1.250%, 07/22/18............................. GBP 3,200  5,308,240
                                                            ----------
TOTAL UNITED KINGDOM.............................            7,848,977
                                                            ----------

UNITED STATES -- (25.5%)
Apple, Inc.
    1.000%, 05/03/18.............................    $4,700  4,588,812
    2.100%, 05/06/19.............................       700    702,150

                                                   Face
                                                  Amount^    Value+
                                                  -------    ------
                                                   (000)
UNITED STATES -- (Continued)
Berkshire Hathaway Finance Corp.
    1.600%, 05/15/17.............................  $1,200 $  1,216,254
    1.300%, 05/15/18.............................   2,500    2,470,477
Berkshire Hathaway, Inc.
    1.550%, 02/09/18.............................     900      899,537
Chevron Corp.
    1.104%, 12/05/17.............................   3,800    3,776,174
    1.718%, 06/24/18.............................     173      173,365
Coca-Cola Co. (The)
    1.150%, 04/01/18.............................   1,500    1,477,684
    1.650%, 11/01/18.............................   3,000    2,995,617
Colgate-Palmolive Co.
    0.900%, 05/01/18.............................     500      483,244
Exxon Mobil Corp.
    1.819%, 03/15/19.............................   3,300    3,299,228
General Electric Capital Corp.
    5.625%, 09/15/17.............................   2,500    2,836,430
    1.625%, 04/02/18.............................   1,000      998,529
    2.300%, 01/14/19.............................   1,300    1,316,553
International Business Machines Corp.
    1.250%, 02/08/18.............................   1,000      990,026
#   1.950%, 02/12/19.............................   4,200    4,176,430
Johnson & Johnson
    5.150%, 07/15/18.............................   1,930    2,206,505
    1.650%, 12/05/18.............................   1,600    1,594,101
Microsoft Corp.
    1.625%, 12/06/18.............................   3,000    2,979,081
Pfizer, Inc.
    1.500%, 06/15/18.............................   1,500    1,482,006
Toyota Motor Credit Corp.
    1.750%, 05/22/17.............................     500      508,301
#   1.375%, 01/10/18.............................   3,500    3,450,443
    2.000%, 10/24/18.............................     500      503,118
    2.100%, 01/17/19.............................     500      503,035
Wal-Mart Stores, Inc.
    5.800%, 02/15/18.............................   1,000    1,153,586
    1.125%, 04/11/18.............................   1,500    1,473,848
#   1.950%, 12/15/18.............................   2,500    2,512,737
                                                          ------------
TOTAL UNITED STATES..............................           50,767,271
                                                          ------------
TOTAL BONDS......................................          170,617,755
                                                          ------------

AGENCY OBLIGATIONS -- (4.3%)
Federal Home Loan Mortgage Corporation
    4.875%, 06/13/18.............................     700      797,054
Federal National Mortgage Association
#   1.875%, 09/18/18.............................   1,000    1,010,721
#   1.625%, 11/27/18.............................   5,000    4,994,230
#   1.875%, 02/19/19.............................   1,800    1,813,723
                                                          ------------
TOTAL AGENCY OBLIGATIONS.........................            8,615,728
                                                          ------------

VA GLOBAL BOND PORTFOLIO
CONTINUED

                                                     Shares/
                                                      Face
                                                     Amount      Value+
                                                     -------     ------
                                                      (000)
SECURITIES LENDING COLLATERAL -- (9.8%)
(S)@  DFA Short Term Investment Fund............... 1,688,422 $ 19,535,038
                                                              ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $197,152,905)..............................            $198,768,521
                                                              ============


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                           Investments in Securities (Market Value)
                                          ------------------------------------------
                                          Level 1    Level 2    Level 3     Total
                                          ------- ------------  ------- ------------
Bonds
  Australia..............................   --    $ 12,880,077    --    $ 12,880,077
  Austria................................   --       1,977,877    --       1,977,877
  Canada.................................   --      18,127,069    --      18,127,069
  Denmark................................   --       3,449,306    --       3,449,306
  Finland................................   --       4,626,397    --       4,626,397
  France.................................   --       4,356,072    --       4,356,072
  Germany................................   --      12,045,205    --      12,045,205
  Japan..................................   --       4,995,068    --       4,995,068
  Netherlands............................   --      16,377,280    --      16,377,280
  New Zealand............................   --       3,678,538    --       3,678,538
  Norway.................................   --       8,733,207    --       8,733,207
  Singapore..............................   --       5,044,774    --       5,044,774
  Supranational Organization Obligations.   --       9,256,854    --       9,256,854
  Sweden.................................   --       6,453,783    --       6,453,783
  United Kingdom.........................   --       7,848,977    --       7,848,977
  United States..........................   --      50,767,271    --      50,767,271
Agency Obligations.......................   --       8,615,728    --       8,615,728
Securities Lending Collateral............   --      19,535,038    --      19,535,038
Forward Currency Contracts**.............   --        (145,387)   --        (145,387)
                                            --    ------------    --    ------------
TOTAL....................................   --    $198,623,134    --    $198,623,134
                                            ==    ============    ==    ============

  **Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment. (Note G)

                See accompanying Notes to Financial Statements.

                  DFA VA GLOBAL MODERATE ALLOCATION PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                                       Shares    Value+
                                                                       ------- -----------
AFFILIATED INVESTMENT COMPANIES -- (100.0%)
Investment in U.S. Core Equity 2 Portfolio of
  DFA Investment Dimensions Group Inc................................. 869,859 $14,413,567
Investment in International Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................. 600,419   7,907,517
Investment in DFA Selectively Hedged Global Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc................................. 611,329   6,235,560
Investment in VA Global Bond Portfolio of
  DFA Investment Dimensions Group Inc................................. 577,242   6,222,664
Investment in U.S. Core Equity 1 Portfolio of
  DFA Investment Dimensions Group Inc................................. 305,972   5,137,264
Investment in Emerging Markets Core Equity Portfolio of
  DFA Investment Dimensions Group Inc................................. 138,823   2,737,595
Investment in DFA Two-Year Global Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc................................. 248,449   2,486,970
Investment in VA Short-Term Fixed Portfolio of
  DFA Investment Dimensions Group Inc................................. 243,338   2,484,486
Investment in VA U.S. Large Value Portfolio of
  DFA Investment Dimensions Group Inc.................................  44,605     998,695
Investment in VA International Value Portfolio of
  DFA Investment Dimensions Group Inc.................................  64,784     879,761
Investment in DFA Real Estate Securities Portfolio of
  DFA Investment Dimensions Group Inc.................................  17,334     511,341
                                                                               -----------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $45,615,030)...............................................          50,015,420
                                                                               -----------

TEMPORARY CASH INVESTMENTS -- (0.0%)
State Street Institutional Liquid Reserves, 0.074%
  (Cost $16,376)......................................................  16,376      16,376
                                                                               -----------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $45,631,406)...............................................         $50,031,796
                                                                               ===========

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     Investments in Securities (Market Value)
                                     ---------------------------------------
                                       Level 1    Level 2 Level 3    Total
                                     -----------  ------- ------- -----------
    Affiliated Investment Companies. $50,015,420    --      --    $50,015,420
    Temporary Cash Investments......      16,376    --      --         16,376
                                     -----------    --      --    -----------
    TOTAL........................... $50,031,796    --      --    $50,031,796
                                     ===========    ==      ==    ===========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                             VA U.S.                            VA
                                                                          Targeted Value  VA U.S. Large   International
                                                                            Portfolio    Value Portfolio Value Portfolio*
                                                                          -------------- --------------- ----------------
ASSETS:
Investments at Value (including $34,110, $10,115 and $17,146 of
 securities on loan, respectively).......................................  $    162,885   $    230,084     $    156,424
Temporary Cash Investments at Value & Cost...............................           889            951               --
Collateral from Securities on Loan Invested in Affiliate at Value & Cost.        34,835         10,329           17,477
Foreign Currencies at Value..............................................            --             --              532
Cash.....................................................................           246             --              708
Receivables:
  Investment Securities Sold.............................................           273            203               51
  Dividends, Interest and Tax Reclaims...................................            64            206              526
  Securities Lending Income..............................................            10              3               43
  Fund Shares Sold.......................................................           181            247              134
Unrealized Gain on Foreign Currency Contracts............................            --             --                1
                                                                           ------------   ------------     ------------
     Total Assets........................................................       199,383        242,023          175,896
                                                                           ------------   ------------     ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned.......................................        34,835         10,329           17,477
  Investment Securities Purchased........................................           562            782              777
  Fund Shares Redeemed...................................................           121             39               24
  Due to Advisor.........................................................            47             47               51
Unrealized Loss on Foreign Currency Contracts............................            --             --                2
Accrued Expenses and Other Liabilities...................................            13             17               17
                                                                           ------------   ------------     ------------
     Total Liabilities...................................................        35,578         11,214           18,348
                                                                           ------------   ------------     ------------
NET ASSETS...............................................................  $    163,805   $    230,809     $    157,548
                                                                           ============   ============     ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)..................................     8,665,065     10,306,567       11,605,692
                                                                           ============   ============     ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE...................................................................  $      18.90   $      22.39     $      13.58
                                                                           ============   ============     ============
Investments at Cost......................................................  $    121,486   $    159,664     $    143,907
                                                                           ============   ============     ============
Foreign Currencies at Cost...............................................  $         --   $         --     $        529
                                                                           ============   ============     ============
NET ASSETS CONSIST OF:
Paid-In Capital..........................................................  $    116,153   $    159,439     $    143,111
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income)......................................................           306          1,212            3,705
Accumulated Net Realized Gain (Loss).....................................         5,947           (262)          (1,787)
Net Unrealized Foreign Exchange Gain (Loss)..............................            --             --               (1)
Net Unrealized Appreciation (Depreciation)...............................        41,399         70,420           12,520
                                                                           ------------   ------------     ------------
NET ASSETS...............................................................  $    163,805   $    230,809     $    157,548
                                                                           ============   ============     ============
(1) NUMBER OF SHARES AUTHORIZED..........................................   100,000,000    100,000,000      100,000,000
                                                                           ============   ============     ============

----------
* See Note I in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                                                            DFA VA
                                                                                                            Global
                                                                    VA         VA Short-     VA Global     Moderate
                                                              International    Term Fixed      Bond       Allocation
                                                             Small Portfolio*  Portfolio     Portfolio    Portfolio
                                                             ---------------- ------------ ------------  ------------
ASSETS:
Investments in Affiliated Investment Companies at
 Value......................................................   $         --   $         -- $         --  $     50,015
Investments at Value (including $18,035, $6,711, $19,090
 and $0 of securities on loan, respectively)................   $    135,387   $    159,380 $    179,233  $         --
Temporary Cash Investments at Value & Cost..................             --          2,196           --            16
Collateral from Securities on Loan Invested in Affiliate at
 Value & Cost...............................................         18,770          6,850       19,535            --
Foreign Currencies at Value.................................            328             --           --            --
Cash........................................................            815             --        1,372            --
Receivables:
  Investment Securities Sold................................              2             --           --            --
  Dividends, Interest and Tax Reclaims......................            566            635          892            --
  Securities Lending Income.................................             30              1            2            --
  Fund Shares Sold..........................................            198            268          344            --
Unrealized Gain on Foreign Currency Contracts...............              1             --           --            --
                                                               ------------   ------------ ------------  ------------
     Total Assets...........................................        156,097        169,330      201,378        50,031
                                                               ------------   ------------ ------------  ------------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..........................         18,770          6,850       19,535            --
  Investment Securities Purchased...........................            323          1,992          700            --
  Fund Shares Redeemed......................................              6             14           --            --
  Due to Advisor............................................             56             33           34             2
Unrealized Loss on Forward Currency Contracts...............             --             --          145            --
Accrued Expenses and Other Liabilities......................             30             11           13             6
                                                               ------------   ------------ ------------  ------------
     Total Liabilities......................................         19,185          8,900       20,427             8
                                                               ------------   ------------ ------------  ------------
NET ASSETS..................................................   $    136,912   $    160,430 $    180,951  $     50,023
                                                               ============   ============ ============  ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).....................     10,697,114     15,715,473   16,780,603     4,456,953
                                                               ============   ============ ============  ============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE............................................   $      12.80   $      10.21 $      10.78  $      11.22
                                                               ============   ============ ============  ============
Investments in Affiliated Investment Companies at Cost......   $         --   $         -- $         --  $     45,615
                                                               ------------   ------------ ------------  ------------
Investments at Cost.........................................   $    112,705   $    159,204 $    177,618  $         --
                                                               ============   ============ ============  ============
Foreign Currencies at Cost..................................   $        327   $         -- $         --  $         --
                                                               ============   ============ ============  ============
NET ASSETS CONSIST OF:
Paid-In Capital.............................................   $    112,862   $    160,145 $    178,531  $     45,283
Undistributed Net Investment Income (Distributions in
 Excess of Net Investment Income)...........................            406             90          729            45
Accumulated Net Realized Gain (Loss)........................            959             19          217           295
Net Unrealized Foreign Exchange Gain (Loss).................              2             --         (141)           --
Net Unrealized Appreciation (Depreciation)..................         22,683            176        1,615         4,400
                                                               ------------   ------------ ------------  ------------
NET ASSETS..................................................   $    136,912   $    160,430 $    180,951  $     50,023
                                                               ============   ============ ============  ============
(1) NUMBER OF SHARES AUTHORIZED.............................    100,000,000    100,000,000  100,000,000   100,000,000
                                                               ============   ============ ============  ============

----------
* See Note I in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                                               VA U.S.                     VA
                                                                              Targeted  VA U.S. Large International
                                                                                Value       Value         Value
                                                                              Portfolio   Portfolio     Portfolio
                                                                              --------- ------------- -------------
Investment Income
  Dividends (Net of Foreign Taxes Withheld of $0, $0 and $200, respectively).  $   975     $ 1,974       $4,347
  Income from Securities Lending.............................................       57          22           93
                                                                               -------     -------       ------
     Total Investment Income.................................................    1,032       1,996        4,440
                                                                               -------     -------       ------
Expenses
  Investment Advisory Services Fees..........................................      281         268          290
  Accounting & Transfer Agent Fees...........................................        5           7           10
  Custodian Fees.............................................................        4           3           21
  Filing Fees................................................................        1           1            1
  Shareholders' Reports......................................................        1           2            1
  Directors'/Trustees' Fees & Expenses.......................................        1           1            1
  Professional Fees..........................................................        2           3           21
  Other......................................................................        4           2            1
                                                                               -------     -------       ------
     Total Expenses..........................................................      299         287          346
                                                                               -------     -------       ------
  Fees Paid Indirectly.......................................................       --          --           --
                                                                               -------     -------       ------
  Net Expenses...............................................................      299         287          346
                                                                               -------     -------       ------
  Net Investment Income (Loss)...............................................      733       1,709        4,094
                                                                               -------     -------       ------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold...............................................   10,429        (146)         629
    Foreign Currency Transactions............................................       --          --            3
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency...............................    1,868      17,828        3,129
    Translation of Foreign Currency Denominated Amounts......................       --          --           (3)
                                                                               -------     -------       ------
  Net Realized and Unrealized Gain (Loss)....................................   12,297      17,682        3,758
                                                                               -------     -------       ------
Net Increase (Decrease) in Net Assets Resulting from Operations..............  $13,030     $19,391       $7,852
                                                                               =======     =======       ======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                                               DFA VA
                                                                               VA                              Global
                                                                          International VA Short-  VA Global  Moderate
                                                                              Small     Term Fixed   Bond    Allocation
                                                                            Portfolio   Portfolio  Portfolio Portfolio
                                                                          ------------- ---------- --------- ----------
Investment Income
  Income Distributions Received from Affiliated Investment Companies.....        --          --          --    $  362
                                                                             ------        ----     -------    ------
     Total Net Investment Income Received from Affiliated Investment
      Companies..........................................................        --          --          --       362
                                                                             ------        ----     -------    ------
  Dividends (Net of Foreign Taxes Withheld of $134, $0, $0 and $0,
   respectively).........................................................    $1,441          --          --        --
  Interest...............................................................        --        $368     $ 1,279        --
  Income from Securities Lending.........................................       120           3           7        --
                                                                             ------        ----     -------    ------
     Total Investment Income.............................................     1,561         371       1,286        --
                                                                             ------        ----     -------    ------
Expenses
  Investment Advisory Services Fees......................................       316         188         198        56
  Accounting & Transfer Agent Fees.......................................         9           5           5         9
  Custodian Fees.........................................................        39           2           5        --
  Filing Fees............................................................         1           1           1         1
  Shareholders' Reports..................................................         1           1           2        --
  Directors'/Trustees' Fees & Expenses...................................         1           1           1        --
  Professional Fees......................................................         2           2           2         3
  Organizational & Offering Costs........................................        --          --          --        41
  Other..................................................................         4           1           1        --
                                                                             ------        ----     -------    ------
     Total Expenses......................................................       373         201         215       110
                                                                             ------        ----     -------    ------
  Fees (Waived), Expenses Reimbursed, and/or Previously Waived Fees
   Recovered by Advisor (Note C).........................................        --          --          --       (80)
  Fees Paid Indirectly...................................................        --          --          (1)       --
                                                                             ------        ----     -------    ------
  Net Expenses...........................................................       373         201         214        30
                                                                             ------        ----     -------    ------
  Net Investment Income (Loss)...........................................     1,188         170       1,072       332
                                                                             ------        ----     -------    ------
Realized and Unrealized Gain (Loss)
  Capital Gain Distributions Received from Affiliated Investment
   Companies.............................................................        --          --          --       297
  Net Realized Gain (Loss) on:
    Investment Securities Sold*..........................................       964          45       1,805        --
    Foreign Currency Transactions........................................        (1)         --      (1,564)       --
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency...........................     7,198          --         (60)    1,369
    Translation of Foreign Currency Denominated Amounts..................         1          --        (184)       --
                                                                             ------        ----     -------    ------
  Net Realized and Unrealized Gain (Loss)................................     8,162          45          (3)    1,666
                                                                             ------        ----     -------    ------
Net Increase (Decrease) in Net Assets Resulting from Operations..........    $9,350        $215     $ 1,069    $1,998
                                                                             ======        ====     =======    ======

----------
* Net of foreign capital gain taxes withheld of $2, $0, $0 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                     VA U.S. Targeted Value  VA U.S. Large Value
                                                                           Portfolio              Portfolio
                                                                     --------------------   --------------------
                                                                     Six Months     Year    Six Months    Year
                                                                        Ended      Ended       Ended     Ended
                                                                      April 30,   Oct. 31,   April 30,  Oct. 31,
                                                                        2014        2013       2014       2013
                                                                     -----------  --------  ----------- --------
                                                                     (Unaudited)            (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)......................................  $    733    $  1,610   $  1,709   $  3,064
  Net Realized Gain (Loss) on:
    Investment Securities Sold......................................    10,429       8,116       (146)    19,286
    Futures.........................................................        --          14         --         --
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities...........................................     1,868      34,514     17,828     30,264
                                                                      --------    --------   --------   --------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations....................................................    13,030      44,254     19,391     52,614
                                                                      --------    --------   --------   --------
Distributions From:
  Net Investment Income.............................................    (1,253)     (1,513)    (2,914)    (2,749)
  Net Long-Term Gains...............................................        --          --    (16,668)        --
                                                                      --------    --------   --------   --------
     Total Distributions............................................    (1,253)     (1,513)   (19,582)    (2,749)
                                                                      --------    --------   --------   --------
Capital Share Transactions (1):
  Shares Issued.....................................................    21,821      41,539     29,434     40,912
  Shares Issued in Lieu of Cash Distributions.......................     1,253       1,513     19,582      2,749
  Shares Redeemed...................................................   (32,367)    (27,317)   (18,139)   (44,449)
                                                                      --------    --------   --------   --------
     Net Increase (Decrease) from Capital Share Transactions........    (9,293)     15,735     30,877       (788)
                                                                      --------    --------   --------   --------
     Total Increase (Decrease) in Net Assets........................     2,484      58,476     30,686     49,077
Net Assets
  Beginning of Period...............................................   161,321     102,845    200,123    151,046
                                                                      --------    --------   --------   --------
  End of Period.....................................................  $163,805    $161,321   $230,809   $200,123
                                                                      ========    ========   ========   ========
(1) Shares Issued and Redeemed:
  Shares Issued.....................................................     1,185       2,689      1,337      2,039
  Shares Issued in Lieu of Cash Distributions.......................        70         119        933        162
  Shares Redeemed...................................................    (1,738)     (1,836)      (824)    (2,278)
                                                                      --------    --------   --------   --------
     Net Increase (Decrease) from Shares Issued and Redeemed........      (483)        972      1,446        (77)
                                                                      ========    ========   ========   ========
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income).................................................  $    306    $    826   $  1,212   $  2,417

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                     VA International Value VA International Small
                                                                           Portfolio              Portfolio
                                                                     --------------------   --------------------
                                                                     Six Months     Year    Six Months     Year
                                                                        Ended      Ended       Ended      Ended
                                                                      April 30,   Oct. 31,   April 30,   Oct. 31,
                                                                        2014        2013       2014        2013
                                                                     -----------  --------  -----------  --------
                                                                     (Unaudited)            (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)......................................  $  4,094    $  3,316   $  1,188    $  2,333
  Net Realized Gain (Loss) on:
    Investment Securities Sold*.....................................       629         839        964       3,779
    Foreign Currency Transactions...................................         3         (28)        (1)        (33)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency......................     3,129      22,926      7,198      20,645
    Translation of Foreign Currency Denominated Amounts.............        (3)          5          1           4
                                                                      --------    --------   --------    --------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations....................................................     7,852      27,058      9,350      26,728
                                                                      --------    --------   --------    --------
Distributions From:
  Net Investment Income.............................................    (3,420)     (3,195)    (2,639)     (2,169)
  Net Short-Term Gains..............................................        --          --       (812)         --
  Net Long-Term Gains...............................................        --          --     (2,793)     (1,449)
                                                                      --------    --------   --------    --------
     Total Distributions............................................    (3,420)     (3,195)    (6,244)     (3,618)
                                                                      --------    --------   --------    --------
Capital Share Transactions (1):
  Shares Issued.....................................................    21,602      31,167     19,823      33,809
  Shares Issued in Lieu of Cash Distributions.......................     3,420       3,195      6,244       3,618
  Shares Redeemed...................................................    (9,814)    (19,474)   (12,188)    (27,214)
                                                                      --------    --------   --------    --------
     Net Increase (Decrease) from Capital Share Transactions........    15,208      14,888     13,879      10,213
                                                                      --------    --------   --------    --------
     Total Increase (Decrease) in Net Assets........................    19,640      38,751     16,985      33,323
Net Assets
  Beginning of Period...............................................   137,908      99,157    119,927      86,604
  End of Period.....................................................  $157,548    $137,908   $136,912    $119,927
                                                                      ========    ========   ========    ========
(1) Shares Issued and Redeemed:
  Shares Issued.....................................................     1,645       2,635      1,582       3,051
  Shares Issued in Lieu of Cash Distributions.......................       271         295        528         364
  Shares Redeemed...................................................      (745)     (1,660)      (972)     (2,495)
                                                                      --------    --------   --------    --------
     Net Increase (Decrease) from Shares Issued and Redeemed........     1,171       1,270      1,138         920
                                                                      ========    ========   ========    ========
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income).................................................  $  3,705    $  3,031   $    406    $  1,857

----------
* Net of foreign capital gain taxes withheld of $0, $0, $2 and $0, respectively.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                 VA Short-Term Fixed                           DFA VA Global Moderate
                                                      Portfolio       VA Global Bond Portfolio Allocation Portfolio
                                                --------------------  -----------------------  ---------------------
                                                                                                             Period
                                                                                                            April 8,
                                                Six Months    Year    Six Months      Year     Six Months   2013(a)
                                                   Ended     Ended       Ended       Ended        Ended        to
                                                 April 30,  Oct. 31,   April 30,    Oct. 31,    April 30,   Oct. 31,
                                                   2014       2013       2014         2013        2014        2013
                                                ----------- --------  -----------   --------   -----------  --------
                                                (Unaudited)           (Unaudited)              (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss).................  $    170   $    386   $  1,072     $  1,574     $   332    $   241
  Capital Gain Distributions Received from
   Affiliated Investment Companies.............        --         --         --           --         297         --
  Net Realized Gain (Loss) on:
    Investment Securities Sold.................        45        110      1,805        2,995          --        108
    Foreign Currency Transactions..............        --         --     (1,564)      (2,051)         --         --
  Change in Unrealized Appreciation
   (Depreciation) of:
    Affiliated Investment Companies Shares.....        --       (126)       (60)      (2,110)      1,369      3,031
    Translation of Foreign Currency
     Denominated Amounts.......................        --         --       (184)         645          --         --
                                                 --------   --------   --------     --------     -------    -------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations................       215        370      1,069        1,053       1,998      3,380
                                                 --------   --------   --------     --------     -------    -------
Distributions From:
  Net Investment Income........................      (382)      (475)      (767)      (2,291)       (537)        --
  Net Short-Term Gains.........................       (85)      (121)      (345)        (242)       (110)        --
  Net Long-Term Gains..........................       (42)      (132)    (2,067)      (1,667)         --         --
                                                 --------   --------   --------     --------     -------    -------
     Total Distributions.......................      (509)      (728)    (3,179)      (4,200)       (647)        --
                                                 --------   --------   --------     --------     -------    -------
Capital Share Transactions (1):
  Shares Issued................................    32,786     47,780     24,895       57,493       7,917     37,150
  Shares Issued in Lieu of Cash Distributions..       509        728      3,179        4,200         647         --
  Shares Redeemed..............................   (10,477)   (22,284)   (12,306)     (32,443)       (375)       (47)
                                                 --------   --------   --------     --------     -------    -------
     Net Increase (Decrease) from Capital
      Share Transactions.......................    22,818     26,224     15,768       29,250       8,189     37,103
                                                 --------   --------   --------     --------     -------    -------
     Total Increase (Decrease) in Net
      Assets...................................    22,524     25,866     13,658       26,103       9,540     40,483
Net Assets
  Beginning of Period..........................   137,906    112,040    167,293      141,190      40,483         --
  End of Period................................  $160,430   $137,906   $180,951     $167,293     $50,023    $40,483
                                                 ========   ========   ========     ========     =======    =======
(1) Shares Issued and Redeemed:
  Shares Issued................................     3,212      4,675      2,311        5,272         720      3,716
  Shares Issued in Lieu of Cash Distributions..        50         71        297          385          60         --
  Shares Redeemed..............................    (1,027)    (2,181)    (1,142)      (2,972)        (34)        (5)
                                                 --------   --------   --------     --------     -------    -------
     Net Increase (Decrease) from Shares
      Issued and Redeemed......................     2,235      2,565      1,466        2,685         746      3,711
                                                 ========   ========   ========     ========     =======    =======
Undistributed Net Investment Income
 (Distributions in Excess of Net
 Investment Income)............................  $     90   $    302   $    729     $    424     $    45    $   250

----------
See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                    VA U.S. Targeted Value Portfolio
                                                      -----------------------------------------------------------  -------------
                                                      Six Months      Year      Year      Year     Year     Year   Six Months
                                                         Ended       Ended     Ended     Ended    Ended    Ended      Ended
                                                       April 30,    Oct. 31,  Oct. 31,  Oct. 31, Oct. 31, Oct. 31,  April 30,
                                                         2014         2013      2012      2011     2010     2009      2014
---------------------------------------------------------------------------------------------------------------------------------
                                                      (Unaudited)                                                  (Unaudited)
Net Asset Value, Beginning of Period.................  $  17.63     $  12.58  $  10.95  $ 10.40  $  8.27  $  8.13   $  22.58
                                                       --------     --------  --------  -------  -------  -------   --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...................      0.08         0.19      0.12     0.09     0.07     0.08       0.17
  Net Gains (Losses) on Securities (Realized and
   Unrealized).......................................      1.33         5.05      1.60     0.53     2.15     0.24       1.81
                                                       --------     --------  --------  -------  -------  -------   --------
   Total from Investment Operations..................      1.41         5.24      1.72     0.62     2.22     0.32       1.98
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income..............................     (0.14)       (0.19)    (0.09)   (0.07)   (0.09)   (0.14)     (0.32)
  Net Realized Gains.................................        --           --        --       --       --    (0.04)     (1.85)
                                                       --------     --------  --------  -------  -------  -------   --------
   Total Distributions...............................     (0.14)       (0.19)    (0.09)   (0.07)   (0.09)   (0.18)     (2.17)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......................  $  18.90     $  17.63  $  12.58  $ 10.95  $ 10.40  $  8.27   $  22.39
===================================================== ===========   ========  ========  ======== ======== ======== ===========
Total Return.........................................      8.02%(D)    42.19%    15.82%    5.94%   27.00%    4.32%      9.45%(D)
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)................  $163,805     $161,321  $102,845  $88,845  $93,851  $67,307   $230,809
Ratio of Expenses to Average Net Assets..............      0.37%(E)     0.39%     0.41%    0.40%    0.42%    0.45%      0.27%(E)
Ratio of Net Investment Income to Average Net Assets.      0.91%(E)     1.28%     1.00%    0.82%    0.68%    1.11%      1.59%(E)
Portfolio Turnover Rate..............................        10%(D)       15%       21%      14%      32%      19%        10%(D)
---------------------------------------------------------------------------------------------------------------------------------

                                                         VA U.S. Large Value Portfolio
                                                      ------------------------------------------------
                                                        Year      Year      Year      Year      Year
                                                       Ended     Ended     Ended     Ended     Ended
                                                      Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,
                                                        2013      2012      2011      2010      2009
------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period................. $  16.90  $  14.60  $  14.09  $  11.94  $ 11.10
                                                      --------  --------  --------  --------  -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...................     0.35      0.30      0.24      0.25     0.23
  Net Gains (Losses) on Securities (Realized and
   Unrealized).......................................     5.64      2.26      0.52      2.12     0.92
                                                      --------  --------  --------  --------  -------
   Total from Investment Operations..................     5.99      2.56      0.76      2.37     1.15
------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income..............................    (0.31)    (0.26)    (0.25)    (0.22)   (0.31)
  Net Realized Gains.................................       --        --        --        --       --
                                                      --------  --------  --------  --------  -------
   Total Distributions...............................    (0.31)    (0.26)    (0.25)    (0.22)   (0.31)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period....................... $  22.58  $  16.90  $  14.60  $  14.09  $ 11.94
===================================================== ========  ========  ========  ========  ========
Total Return.........................................    36.04%    17.87%     5.37%    20.08%   11.01%
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)................ $200,123  $151,046  $123,893  $122,672  $99,834
Ratio of Expenses to Average Net Assets..............     0.28%     0.30%     0.29%     0.30%    0.33%
Ratio of Net Investment Income to Average Net Assets.     1.78%     1.92%     1.59%     1.87%    2.24%
Portfolio Turnover Rate..............................       29%       12%       15%       33%      38%
------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                            VA International Value Portfolio
                                                              ------------------------------------------------------------
                                                              Six Months      Year      Year     Year      Year      Year
                                                                 Ended       Ended     Ended    Ended     Ended     Ended
                                                               April 30,    Oct. 31,  Oct. 31, Oct. 31,  Oct. 31,  Oct. 31,
                                                                 2014         2013      2012     2011      2010      2009
----------------------------------------------------------------------------------------------------------------------------
                                                              (Unaudited)
Net Asset Value, Beginning of Period.........................  $  13.22     $  10.82  $ 10.87  $ 12.07   $  11.22  $ 10.20
                                                               --------     --------  -------  -------   --------  -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................      0.37         0.34     0.37     0.37       0.25     0.27
  Net Gains (Losses) on Securities (Realized and Unrealized).      0.31         2.41    (0.02)   (1.32)      0.89     2.47
                                                               --------     --------  -------  -------   --------  -------
   Total from Investment Operations..........................      0.68         2.75     0.35    (0.95)      1.14     2.74
----------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................     (0.32)       (0.35)   (0.40)   (0.25)     (0.29)   (0.54)
  Net Realized Gains.........................................        --           --       --       --         --    (1.18)
                                                               --------     --------  -------  -------   --------  -------
   Total Distributions.......................................     (0.32)       (0.35)   (0.40)   (0.25)     (0.29)   (1.72)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period...............................  $  13.58     $  13.22  $ 10.82  $ 10.87   $  12.07  $ 11.22
============================================================= ===========   ========  ======== ========  ========  ========
Total Return.................................................      5.35%(D)    26.10%    3.57%   (8.08)%    10.35%   33.92%
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)........................  $157,548     $137,908  $99,157  $93,450   $103,601  $75,350
Ratio of Expenses to Average Net Assets......................      0.48%(E)     0.47%    0.50%    0.49%      0.50%    0.52%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid
 Indirectly).................................................      0.48%(E)     0.47%    0.50%    0.49%      0.50%    0.52%
Ratio of Net Investment Income to Average Net Assets.........      5.66%(E)     2.90%    3.56%    3.02%      2.28%    3.03%
Portfolio Turnover Rate......................................         6%(D)       14%      17%      19%        21%      20%
----------------------------------------------------------------------------------------------------------------------------

                                                                            VA International Small Portfolio
                                                              -----------------------------------------------------------
                                                              Six Months      Year      Year     Year      Year     Year
                                                                 Ended       Ended     Ended    Ended     Ended    Ended
                                                               April 30,    Oct. 31,  Oct. 31, Oct. 31,  Oct. 31, Oct. 31,
                                                                 2014         2013      2012     2011      2010     2009
--------------------------------------------------------------------------------------------------------------------------
                                                              (Unaudited)
Net Asset Value, Beginning of Period.........................  $  12.55     $  10.02  $ 10.20  $ 10.62   $  9.20  $  7.33
                                                               --------     --------  -------  -------   -------  -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................      0.12         0.26     0.24     0.25      0.18     0.18
  Net Gains (Losses) on Securities (Realized and Unrealized).      0.77         2.69     0.28    (0.45)     1.42     2.46
                                                               --------     --------  -------  -------   -------  -------
   Total from Investment Operations..........................      0.89         2.95     0.52    (0.20)     1.60     2.64
--------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................     (0.27)       (0.25)   (0.31)   (0.22)    (0.18)   (0.28)
  Net Realized Gains.........................................     (0.37)       (0.17)   (0.39)      --        --    (0.49)
                                                               --------     --------  -------  -------   -------  -------
   Total Distributions.......................................     (0.64)       (0.42)   (0.70)   (0.22)    (0.18)   (0.77)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period...............................  $  12.80     $  12.55  $ 10.02  $ 10.20   $ 10.62  $  9.20
============================================================= ===========   ========  ======== ========  ======== ========
Total Return.................................................      7.56%(D)    30.50%    6.05%   (2.03)%   17.68%   41.04%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)........................  $136,912     $119,927  $86,604  $75,790   $78,148  $58,954
Ratio of Expenses to Average Net Assets......................      0.59%(E)     0.65%    0.63%    0.62%     0.63%    0.66%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid
 Indirectly).................................................      0.59%(E)     0.65%    0.63%    0.62%     0.63%    0.66%
Ratio of Net Investment Income to Average Net Assets.........      1.88%(E)     2.36%    2.51%    2.26%     1.87%    2.41%
Portfolio Turnover Rate......................................         3%(D)       12%      13%      13%        9%      14%
--------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                         VA Short-Term Fixed Portfolio
                                                         ------------------------------------------------------------
                                                         Six Months      Year      Year      Year      Year     Year
                                                            Ended       Ended     Ended     Ended     Ended    Ended
                                                          April 30,    Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31, Oct. 31,
                                                            2014         2013      2012      2011      2010     2009
-----------------------------------------------------------------------------------------------------------------------
                                                         (Unaudited)
Net Asset Value, Beginning of Period....................  $  10.23     $  10.26  $  10.25  $  10.31  $ 10.42  $ 10.34
                                                          --------     --------  --------  --------  -------  -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)......................      0.01         0.03      0.04      0.04     0.06     0.19
  Net Gains (Losses) on Securities (Realized and
   Unrealized)..........................................      0.01           --      0.04      0.01     0.05     0.20
                                                          --------     --------  --------  --------  -------  -------
   Total from Investment Operations.....................      0.02         0.03      0.08      0.05     0.11     0.39
-----------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.................................     (0.03)       (0.04)    (0.04)    (0.06)   (0.16)   (0.31)
  Net Realized Gains....................................     (0.01)       (0.02)    (0.03)    (0.05)   (0.06)      --
                                                          --------     --------  --------  --------  -------  -------
   Total Distributions..................................     (0.04)       (0.06)    (0.07)    (0.11)   (0.22)   (0.31)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period..........................  $  10.21     $  10.23  $  10.26  $  10.25  $ 10.31  $ 10.42
======================================================== ===========   ========  ========  ========  ======== ========
Total Return............................................      0.16%(D)     0.35%     0.73%     0.42%    1.09%    3.84%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)...................  $160,430     $137,906  $112,040  $115,501  $89,166  $82,248
Ratio of Expenses to Average Net Assets.................      0.27%(E)     0.29%     0.30%     0.29%    0.30%    0.34%
Ratio of Expenses to Average Net Assets (Excluding Fees
 Paid Indirectly).......................................      0.27%(E)     0.29%     0.30%     0.29%    0.30%    0.34%
Ratio of Net Investment Income to Average Net Assets....      0.23%(E)     0.32%     0.42%     0.42%    0.60%    1.85%
Portfolio Turnover Rate.................................        31%(D)       55%       85%       66%      79%      68%
-----------------------------------------------------------------------------------------------------------------------

                                                                            VA Global Bond Portfolio
                                                         -------------------------------------------------------------
                                                         Six Months      Year      Year      Year      Year      Year
                                                            Ended       Ended     Ended     Ended     Ended     Ended
                                                          April 30,    Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,
                                                            2014         2013      2012      2011      2010      2009
-----------------------------------------------------------------------------------------------------------------------
                                                         (Unaudited)
Net Asset Value, Beginning of Period....................  $  10.92     $  11.18  $  11.28  $  11.82  $  11.44  $ 10.97
                                                          --------     --------  --------  --------  --------  -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)......................      0.07         0.11      0.18      0.23      0.30     0.28
  Net Gains (Losses) on Securities (Realized and
   Unrealized)..........................................     (0.01)       (0.04)     0.25      0.06      0.54     0.57
                                                          --------     --------  --------  --------  --------  -------
   Total from Investment Operations.....................      0.06         0.07      0.43      0.29      0.84     0.85
-----------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income.................................     (0.05)       (0.18)    (0.30)    (0.49)    (0.46)   (0.38)
  Net Realized Gains....................................     (0.15)       (0.15)    (0.23)    (0.34)       --       --
                                                          --------     --------  --------  --------  --------  -------
   Total Distributions..................................     (0.20)       (0.33)    (0.53)    (0.83)    (0.46)   (0.38)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period..........................  $  10.78     $  10.92  $  11.18  $  11.28  $  11.82  $ 11.44
======================================================== ===========   ========  ========  ========  ========  ========
Total Return............................................      0.59%(D)     0.63%     3.97%     2.77%     7.61%    7.93%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)...................  $180,951     $167,293  $141,190  $131,212  $107,954  $89,641
Ratio of Expenses to Average Net Assets.................      0.25%(E)     0.27%     0.29%     0.29%     0.31%    0.34%
Ratio of Expenses to Average Net Assets (Excluding Fees
 Paid Indirectly).......................................      0.25%(E)     0.27%     0.29%     0.29%     0.31%    0.34%
Ratio of Net Investment Income to Average Net Assets....      1.23%(E)     1.04%     1.61%     2.10%     2.64%    2.51%
Portfolio Turnover Rate.................................        43%(D)       73%       63%       71%       80%      65%
-----------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                   DFA VA Global Moderate Allocation Portfolio
                                   -------------------------------
                                                          Period
                                   Six Months            April 8,
                                      Ended               2013(a)
                                    April 30,               to
                                      2014             Oct. 31, 2013
             -----------------------------------------------------------------
                                   (Unaudited)
             Net Asset Value,
              Beginning of Period.   $ 10.91              $ 10.00
                                     -------              -------
             Income from
              Investment
              Operations
             -----------
              Net Investment
                Income (Loss) (A).      0.08                 0.07
              Net Gains (Losses)
                on Securities
                (Realized and
                Unrealized).......      0.40                 0.84
                                     -------              -------
                Total from
                 Investment
                 Operations.......      0.48                 0.91
             -----------------------------------------------------------------
             Less Distributions
             ------------------
              Net Investment
                Income............     (0.14)                  --
              Net Realized Gains..     (0.03)                  --
                                     -------              -------
                Total
                 Distributions....     (0.17)                  --
             -----------------------------------------------------------------
             Net Asset Value,
              End of Period.......   $ 11.22              $ 10.91
             ====================  =================   ===================
             Total Return.........      4.47%(D)             9.10%(D)
             -----------------------------------------------------------------
             Net Assets, End of
              Period (thousands)..   $50,023              $40,483
             Ratio of Expenses
              to Average Net
              Assets (B)..........      0.40%(E)             0.40%(C)(E)
             Ratio of Expenses
              to Average Net
              Assets (Excluding
              Waivers and
              Assumptions of
              Expenses and/or
              Recovery of
              Previously Waived
              Fees) (B)...........      0.76%(E)             0.93%(C)(E)
             Ratio of Net
              Investment Income
              to Average Net
              Assets..............      1.48%(E)             1.12%(C)(E)
             -----------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)

A. Organization:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered without a sales charge, to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of seventy-seven operational portfolios, seven of which (the "Portfolios") are included in this report. The remaining seventy are presented in separate reports. The Portfolios are only available through a select group of insurance products.

   DFA VA Global Moderate Allocation Portfolio invests in eleven portfolios within the Fund.

                                                                                            Percentage
                                                                                             Ownership
Fund of Funds                                                                            at April 30, 2014
-------------                                -                                           -----------------
DFA VA Global Moderate Allocation Portfolio  U.S. Core Equity 2 Portfolio                       --
                                             International Core Equity Portfolio                --
                                             DFA Selectively Hedged Global Fixed Income         1%
                                               Portfolio
                                             VA Global Bond Portfolio                           3%
                                             U.S. Core Equity 1 Portfolio                       --
                                             Emerging Markets Core Equity Portfolio             --
                                             DFA Two-Year Global Fixed Income Portfolio         --
                                             VA Short-Term Fixed Portfolio                      2%
                                             VA U.S. Large Value Portfolio                      --
                                             VA International Value Portfolio                   1%
                                             DFA Real Estate Securities Portfolio               --

   Amounts designated as -- are less than 1%.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by VA U.S. Targeted Value Portfolio and VA U.S. Large Value Portfolio (the "Domestic Equity Portfolios") and VA International Value Portfolio and VA International Small Portfolio (the "International Equity

Portfolios"), including over-the-counter securities, are valued at the last quoted sale price at the close of the exchanges on which they are principally traded (official closing price). International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices which approximate fair value. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of Dimensional Fund Advisors LP) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT, the previous day), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the International Equity Portfolios use fair value pricing, the values assigned to the foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Debt securities held by VA Short-Term Fixed Portfolio and VA Global Bond Portfolio (the "Fixed Income Portfolios"), are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.
Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

   Shares held by the DFA VA Global Moderate Allocation Portfolio of the Master Funds, which are treated as regulated investment companies, and the shares held by the Portfolios in other investment companies, are valued at their respective daily net asset values as reported by their administrator. These securities are generally categorized as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the six months ended April 30, 2014, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Portfolios.

   2. Foreign Currency Translation: Securities and other assets and liabilities of the International Equity Portfolios and VA Global Bond Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The VA Global Bond Portfolio also enters into forward currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked-to-market daily based on daily forward exchange rates.

   The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized. However, the VA Global Bond Portfolio does isolate the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and VA Global Bond Portfolio and the U.S. dollar equivalent amounts actually received or paid.

   3. Deferred Compensation Plan: Each eligible Director/Trustee of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2014, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   The International Equity Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides investment advisory services to the Portfolios. For the six months ended April 30, 2014, the Portfolios' investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

              VA U.S. Targeted Value Portfolio............ 0.35%
              VA U.S. Large Value Portfolio............... 0.25%
              VA International Value Portfolio............ 0.40%
              VA International Small Portfolio............ 0.50%
              VA Short-Term Fixed Portfolio............... 0.25%
              VA Global Bond Portfolio.................... 0.23%*
              DFA VA Global Moderate Allocation Portfolio. 0.25%

----------
* The Portfolio's investment advisory fees are based on an effective annual rate of 0.25% of the first $100 million of average daily net assets and 0.20% of average daily net assets exceeding $100 million.

   With respect to the DFA VA Global Moderate Allocation Portfolio, pursuant to a Fee Waiver and Expense Assumption Agreement (the "Fee Waiver Agreement") for the Portfolio, the Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of the Institutional Class shares of the Portfolio (including the expenses that the Portfolio bears as a shareholder of its Master Funds but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Institutional Class shares of the Portfolio, on an annualized basis, to 0.40% of the average daily net assets of the Institutional Class shares of the Portfolio (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of the Institutional Class shares of the Portfolio are less than the Expense Limitation Amount for such class of shares, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount. The Fund, on behalf of the Portfolio, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. The Fee Waiver Agreement will remain in effect through February 28, 2015, and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

Earned Income Credit:

   In addition, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. During the six months ended April 30, 2014, expenses reduced were as follows (amounts in thousands):

                                                    Fees Paid
                                                    Indirectly
                                                    ----------
                  VA International Value Portfolio.     --
                  VA International Small Portfolio.     --
                  VA Global Bond Portfolio.........    $ 1

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2014, the total related amounts paid by the Fund to the CCO were $130 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

   At April 30, 2014, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

                VA U.S. Targeted Value Portfolio............ $ 4
                VA U.S. Large Value Portfolio...............   5
                VA International Value Portfolio............   4
                VA International Small Portfolio............   3
                VA Short-Term Fixed Portfolio...............   4
                VA Global Bond Portfolio....................   5
                DFA VA Global Moderate Allocation Portfolio.  --

E. Purchases and Sales of Securities:

   For the six months ended April 30, 2014, the Portfolios made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

                                                                 Other Investment
                                       U.S. GovernmentSecurities    Securities
                                       ------------------------- -----------------
                                       Purchases      Sales      Purchases  Sales
                                       ---------       -------   --------- -------
     VA U.S. Targeted Value Portfolio.       --           --      $16,768  $25,326
     VA U.S. Large Value Portfolio....       --           --       34,824   21,967
     VA International Value Portfolio.       --           --       21,361    8,288
     VA International Small Portfolio.       --           --       12,871    4,106
     VA Short-Term Fixed Portfolio....  $18,559      $12,831       36,946   27,411
     VA Global Bond Portfolio.........    6,779        4,781       80,447   70,841

   For the six months ended April 30, 2014, DFA VA Global Moderate Allocation Portfolio made the following purchases and sales of Affiliated Investment Companies (amounts in thousands):

                                               DFA VA Global Moderate Allocation Portfolio
                                     ---------------------------------------------------------------
                                     Balance at Balance at                 Dividend Distributions of
Affiliated Investment Companies      10/31/2013 4/30/2014  Purchases Sales  Income   Realized Gains
-------------------------------      ---------- ---------- --------- ----- -------- ----------------
U.S. Core Equity 2 Portfolio........  $11,748    $14,414    $2,172   $274    $90          $120
International Core Equity Portfolio.    6,433      7,907     1,208     67     79            --
DFA Selectively Hedged Global Fixed
  Income Portfolio..................    4,967      6,235     1,258     --     62             8
VA Global Bond Portfolio............    5,030      6,223     1,253     --     23            74

                                                  DFA VA Global Moderate Allocation Portfolio
                                        ---------------------------------------------------------------
                                        Balance at Balance at                 Dividend Distributions of
Affiliated Investment Companies         10/31/2013 4/30/2014  Purchases Sales  Income   Realized Gains
-------------------------------         ---------- ---------- --------- ----- -------- ----------------
U.S. Core Equity 1 Portfolio...........   $4,221     $5,137     $648     $25    $35          $19
Emerging Markets Core Equity Portfolio.    2,096      2,738      665       3     14           --
DFA Two-Year Global Fixed Income
  Portfolio............................    1,985      2,487      512      --     14            2
VA Short-Term Fixed Portfolio..........    1,983      2,484      505      --      6            2
VA U.S. Large Value Portfolio..........      873        999      126      --     12           72
VA International Value Portfolio.......      764        880       93      --     19           --
DFA Real Estate Securities Portfolio...      353        511      129       6      8           --

F. Federal Income Taxes:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2013, primarily attributable to realized gains on securities considered to be "passive foreign investment companies", and net foreign currency gains/losses, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                                Increase       Increase
                                                               (Decrease)     (Decrease)
                                                Increase     Undistributed   Accumulated
                                               (Decrease)    Net Investment  Net Realized
                                             Paid-In Capital     Income     Gains (Losses)
                                             --------------- -------------- --------------
VA U.S. Targeted Value Portfolio............        --          $     7         $   (7)
VA U.S. Large Value Portfolio...............        --               --             --
VA International Value Portfolio............        --              (23)            23
VA International Small Portfolio............        --              138           (138)
VA Short-Term Fixed Portfolio...............        --               --             --
VA Global Bond Portfolio....................        --           (1,448)         1,448
DFA VA Global Moderate Allocation Portfolio.       $(9)               9             --

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2012 and October 31, 2013 were as follows (amounts in thousands):

                                       Net Investment
                                         Income and
                                         Short-Term     Long-Term
                                       Capital Gains  Capital Gains Total
                                       -------------- ------------- ------
     VA U.S. Targeted Value Portfolio
     2012.............................     $  709                   $  709
     2013.............................      1,513          --        1,513
     VA U.S. Large Value Portfolio
     2012.............................      2,165                    2,165
     2013.............................      2,749          --        2,749

                                             Net Investment
                                               Income and
                                               Short-Term     Long-Term
                                             Capital Gains  Capital Gains Total
                                             -------------- ------------- ------
VA International Value Portfolio
2012........................................     $3,413                   $3,413
2013........................................      3,195            --      3,195
VA International Small Portfolio
2012........................................      2,316        $2,935      5,251
2013........................................      2,169         1,449      3,618
VA Short-Term Fixed Portfolio
2012........................................        469           246        715
2013........................................        596           132        728
VA Global Bond Portfolio
2012........................................      4,104         2,075      6,179
2013........................................      2,533         1,667      4,200
DFA VA Global Moderate Allocation Portfolio
2013........................................         --            --         --

   DFA VA Global Moderate Allocation Portfolio commenced operations on April 8, 2013, and did not pay any distributions for the years ended October 31, 2012 and October 31,2013.

   At October 31, 2013, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                   Undistributed                                               Total Net
                                   Net Investment                                            Distributable
                                     Income and   Undistributed                 Unrealized     Earnings
                                     Short-Term     Long-Term   Capital Loss   Appreciation  (Accumulated
                                   Capital Gains  Capital Gains Carryforwards (Depreciation)    Losses)
                                   -------------- ------------- ------------- -------------- -------------
VA U.S. Targeted Value Portfolio..     $  914             --       $(4,181)      $39,145        $35,878
VA U.S. Large Value Portfolio.....      2,420        $16,659            --        52,485         71,564
VA International Value Portfolio..      3,054             --        (2,412)        9,367         10,009
VA International Small Portfolio..      3,297          2,784            --        14,866         20,947
VA Short-Term Fixed Portfolio.....        377             29            --           177            583
VA Global Bond Portfolio..........        777          2,063            --         1,694          4,534
DFA VA Global Moderate Allocation
  Portfolio.......................        358             --            --         3,032          3,390

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2013, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

                                           Expires on October 31,
                                           ----------------------
                                            2016        2017       2018  Total
                                             ------      ------   ------ ------
         VA U.S. Targeted Value Portfolio.     --      $1,685     $2,496 $4,181
         VA U.S. Large Value Portfolio....     --          --         --     --
         VA International Value Portfolio. $2,412          --         --  2,412

   During the year ended October 31, 2013, the Portfolios utilized the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

                    VA U.S. Targeted Value Portfolio. $8,112
                    VA U.S. Large Value Portfolio....  2,723
                    VA International Value Portfolio.    837

   At April 30, 2014, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                     Net
                                                                                  Unrealized
                                             Federal   Unrealized   Unrealized   Appreciation
                                             Tax Cost Appreciation Depreciation (Depreciation)
                                             -------- ------------ ------------ --------------
VA U.S. Targeted Value Portfolio............ $157,595   $49,904      $ (8,890)     $41,014
VA U.S. Large Value Portfolio...............  171,050    71,640        (1,326)      70,314
VA International Value Portfolio............  161,412    26,438       (13,949)      12,489
VA International Small Portfolio............  132,098    38,825       (16,766)      22,059
VA Short-Term Fixed Portfolio...............  168,250       187           (11)         176
VA Global Bond Portfolio....................  197,162     2,001          (395)       1,606
DFA VA Global Moderate Allocation Portfolio.   45,631     4,520          (120)       4,400

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios' tax positions and has concluded that no additional provision for income tax is required in any Portfolio's financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by the Portfolios may be inhibited.

Derivative Financial Instruments:

   Summarized below are the specific types of derivative instruments used by the Portfolios.

   2. Forward Currency Contracts: The International Equity Portfolios may enter into forward currency contracts in connection with the purchase or sale of foreign equity securities, typically to "lock in" the value of the transaction with respect to a different currency. In addition, the International Equity Portfolios may, from time to time, enter into forward currency contracts to transfer balances from one currency to another currency. The VA Global Bond Portfolio may enter into forward currency contracts only to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk) or to transfer balances from one currency to another currency. The decision to hedge a Portfolio's currency exposure with respect to a foreign market will be based primarily on the Portfolio's existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation from translation of foreign currency denominated amounts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on foreign currency transactions. At April 30, 2014, the VA Global Bond Portfolio had entered into the following contracts and the net unrealized foreign exchange gain (loss) is reflected in the accompanying financial statements (amounts in thousands):

VA Global Bond Portfolio*

                                                                  Unrealized
                                                                    Foreign
  Settlement Currency                    Contract     Value at     Exchange
     Date    Amount**      Currency       Amount   April 30, 2014 Gain (Loss)
  ---------- -------- ------------------ --------  -------------- -----------
   05/20/14   (4,350) New Zealand Dollar $ (3,736)    $ (3,745)      $  (9)
   05/12/14   (6,321) Singapore Dollar     (5,007)      (5,042)        (35)
   05/29/14  (14,737) UK Pound Sterling   (24,776)     (24,877)       (101)
                                         --------     --------       -----
                                         $(33,519)    $(33,664)      $(145)
                                         ========     ========       =====

* During the six months ended April 30, 2014, the VA Global Bond Portfolio's average contract amount of forward currency contracts was $50,564 (in thousands).

**Positive Currency Amount represents a purchase contract and a Currency Amount in parentheses represents a sale contract.

   Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar and are generally limited to unrealized appreciation, if any, on the contracts.

   The following is a summary of the location of derivatives on the Portfolio's Statements of Assets and Liabilities categorized by primary risk exposure as of April 30, 2014:

                                Location on the Statements of Assets and
                                              Liabilities
                           ---------------------------------------------------
 Derivative Type              Asset Derivatives        Liability Derivatives
 ---------------           ------------------------   ------------------------
 Foreign exchange          Unrealized Gain on         Unrealized Loss on
   contracts                 Forward Currency           Forward Currency
                             Contracts                  Contracts

The following is a summary of the Portfolio's derivative instrument holdings categorized by primary risk exposure as of April 30, 2014 (amounts in thousands):

                                         Liability Derivatives Value
                                         --------------------------
                                          Total Value      Foreign
                                               at         Exchange
                                         April 30, 2014   Contracts
               -                         --------------   ---------
               VA Global Bond Portfolio.     $(145)         $(145)

   The following is a summary of the location on the Portfolio's Statement of Operations of realized and change in unrealized gains and losses from the Portfolio's derivative instrument holdings through the six months ended
April 30, 2014:

Derivative Type             Location of Gain (Loss) on Derivatives Recognized in Income
---------------             -----------------------------------------------------------
Foreign exchange contracts  Net Realized Gain (Loss) on: Foreign Currency Transactions
                            Change in Unrealized Appreciation (Depreciation) of:
                              Translation of Foreign Currency Denominated Amounts

   The following is a summary of the realized and change in unrealized gains and losses from the Portfolio's derivative instrument holdings categorized by primary risk exposure through the six months ended April 30, 2014 (amounts in thousands):

                                            Realized Gain (Loss) on
                                            Derivatives Recognized in Income
                                            -------------------------------
                                                             Foreign
                                                            Exchange
                                             Total          Contracts
                                               -------      ---------
                  VA Global Bond Portfolio. $(1,569)         $(1,569)

                                            Change in Unrealized
                                            Appreciation (Depreciation) on
                                            Derivatives Recognized in Income
                                            -------------------------------
                                                             Foreign
                                                            Exchange
                                             Total          Contracts
                                               -------      ---------
                  VA Global Bond Portfolio. $  (176)         $  (176)

Offsetting of Derivative Assets and Derivative Liabilities

   The following tables present the Portfolio's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolios as of April 30, 2014 (Amounts in thousands):

                                                           Gross Amounts Not Offset
                                                             in the Statements of
                                                            Assets and Liabilities
                                                           -------------------------
                                                 Net
                                               Amounts
                                            of Liabilities
                                              Presented
                                                in the
                                 Gross        Statements
                               Amounts of     of Assets                      Cash
                               Recognized        and         Financial    Collateral    Net
Description                  Liabilities(a)  Liabilities   Instruments(b)  Pledged   Amount(c)
-----------                  -------------- -------------- -------------- ---------- ---------
                                                        Liabilities
                             -----------------------------------------------------------------

VA Global Bond Portfolio
 Forward Currency Contracts.      $145           $145            --           --       $145

(a)No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities

(b)Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(c)Represents the net amount due to counterparties in the event of default.

   Note l contains information regarding securities lending amounts that are subject to netting arrangements.

H. Line of Credit:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit was scheduled to expire on March 3, 2014, however, effective March 3, 2014, the term was extended until March 2, 2015.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 10, 2014 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 9, 2015.

   For the six months ended April 30, 2014, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                     Weighted      Weighted    Number of   Interest Maximum Amount
                                      Average      Average        Days     Expense  Borrowed During
                                   Interest Rate Loan Balance Outstanding* Incurred   The Period
                                   ------------- ------------ ------------ -------- ---------------
VA U.S. Targeted Value Portfolio..     0.84%        $8,045         13        $ 2        $14,912
VA U.S. Large Value Portfolio.....     0.84%           274         10         --            750
VA International Value Portfolio..     0.83%           139          7         --            189
VA International Small Portfolio..     0.83%           151          6         --            228
DFA VA Global Moderate Allocation
  Portfolio.......................     0.84%           164          2         --            181

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2014, that each Portfolio's available line of credit was utilized.

   There were no outstanding borrowings by the Portfolios under the lines of credit as of April 30, 2014.

I. Securities Lending:

   As of April 30, 2014, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. In addition, the following Portfolios received non-cash collateral consisting of short and/or long term U.S. Treasury securities (amounts in thousands):

                                                      Market
                                                      Value
                                                      ------
                    VA International Value Portfolio.  $860
                    VA International Small Portfolio.   604

   Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

   Subject to their stated investment policies, the Portfolios with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Such Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Portfolio with securities on loan will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Other:

   At April 30, 2014, the following number of shareholders held the following approximate percentages of the stated fund outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                               Approximate
                                                                Percentage
                                                  Number of   of Outstanding
                                                 Shareholders     Shares
                                                 ------------ --------------
    VA U.S. Targeted Value Portfolio............      4             85%
    VA U.S. Large Value Portfolio...............      3             83%
    VA International Value Portfolio............      4             83%
    VA International Small Portfolio............      4             75%
    VA Short-Term Fixed Portfolio...............      4             87%
    VA Global Bond Portfolio....................      3             86%
    DFA VA Global Moderate Allocation Portfolio.      3            100%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buyout transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The VA U.S. Large Value Portfolio has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned In re Tribune Company Fraudulent Conveyance Litigation, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including the VA U.S. Large Value Portfolio, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee on behalf of the committee of unsecured creditors of Tribune (the "Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits"). The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO. On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lack standing to pursue their claims. The Court's dismissal order is on appeal to the Second Circuit. The Committee Action remains pending, and a motion to dismiss on behalf of all shareholder defendants in the Committee Action was filed on

May 23, 2014. Briefing on the motion to dismiss will be completed by July 2014, with oral argument on the motion to be held thereafter. The Committee Action is stayed pending the disposition of the motion to dismiss.

   Litigation counsel to the VA U.S. Large Value Portfolio in the Lawsuits does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to the VA U.S. Large Value Portfolio arising from the Lawsuits. Until the VA U.S. Large Value Portfolio can do so, no reduction of the net asset value of the VA U.S. Large Value Portfolio will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of the VA U.S. Large Value Portfolio's net asset value at this time.

   The VA U.S. Large Value Portfolio also cannot predict what its size might be at the time the cost of the Lawsuits might be quantifiable and thus potentially deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of the VA U.S. Large Value Portfolio will pay or receive, as the case may be, a price based on the net asset value of the VA U.S. Large Value Portfolio, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be taken as expenses by the VA U.S. Large Value Portfolio as incurred and in a manner similar to any other expense incurred by the VA U.S. Large Value Portfolio.

L. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Portfolios and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning
July 1st and ending June 30th.

               BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

   At the Board meeting held on December 13, 2013 (the "Meeting"), the Board of Directors of DFA Investment Dimensions Group Inc. (the "Board") considered the continuation of the investment advisory agreements for each portfolio (collectively, the "Funds") and, if applicable, a Fund's sub-advisory agreement. For VA International Small Portfolio and VA International Value Portfolio, Dimensional Fund Advisors Ltd. and DFA Australia Limited each serves as a sub-advisor. (The investment advisory agreements and the sub-advisory agreements are referred to as the "Advisory Agreements," and the Advisor and sub-advisors are referred to as the "Advisor.")

   Prior to the Meeting, independent counsel to the Independent Board Members sent to the Advisor a request for information, which identified the information that the Independent Board Members wished to receive in order to consider the continuation of the Advisory Agreements. The Independent Board Members met with their independent counsel in advance of the Meeting to discuss the materials provided by the Advisor, the independent reports prepared by Morningstar Associates, LLC (the "Morningstar Reports"), and issues related to the continuation of the Advisory Agreements. Also in advance of the Meeting, management provided additional materials to address and respond to questions that the Independent Board Members posed after their review and analysis of materials provided by the Advisor and the Morningstar Reports.

   At the Meeting, the Board considered a number of factors when considering the continuation of each Advisory Agreement for a Fund, including: (i) the nature, extent and quality of services provided by the Advisor to each Fund;
(ii) the performance of each Fund and the Advisor; (iii) the fees and expenses borne by each Fund; (iv) the profitability realized by the Advisor from the relationship with each Fund; and (v) whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of the advisory fee charged.

   When considering the nature and quality of the services provided by the Advisor to a Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals currently providing management services to the Fund; and (c) the Advisor's investment advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment management services provided by the Advisor. After analyzing the caliber of services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

   In considering the performance of each Fund, the Board analyzed the Morningstar Reports, which compared the performance of each Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of each Fund and its benchmark index, over multiple performance periods, along with the Advisor's explanation of the performance. The Board concluded that the Advisor's explanations provided a sound basis for understanding the comparative performance of the Funds. The Board determined based on each Fund's investment strategies and the expectation of the shareholder base, among other things, that the performance of each Fund was reasonable as compared with relevant performance standards.

   When considering the fees and expenses borne by each Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services as provided in the Morningstar Reports. The Board concluded that the advisory fees and total expenses of each Fund over various periods were favorable in relation to those of its peer funds, and that the advisory fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

   The Board considered the profitability of each Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing services to each Fund. The Board considered the profitability to the Advisor of managing and servicing the Funds and the Advisor's unregistered clients, such as collective trusts, group trusts, and separate accounts. Upon closely examining the Advisor's profitability, the Board concluded, among other things, that it was reasonable.

   The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

 [LOGO]                                                        DFA043014-004S

[LOGO]

SEMI-ANNUAL REPORT
six months ended: April 30, 2014 (Unaudited)

Dimensional Investment Group Inc.
LWAS/DFA U.S. High Book to Market Portfolio
LWAS/DFA Two-Year Fixed Income Portfolio
LWAS/DFA Two-Year Government Portfolio

DFA Investment Dimensions Group Inc.
LWAS/DFA International High Book to Market Portfolio

[LOGO]

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

May 2014

Dear Fellow Shareholder,

Since our founding 33 years ago, Dimensional has grown into a global asset management firm. We believe well-functioning markets that bring together investors who supply capital with companies that put capital to work are what make our business and investment approach successful.

At Dimensional, we combine insights gained from academia and a belief in the power of markets with decades of practical experience implementing in competitive markets. By applying this approach, we have built up a long and compelling track record across global equity and fixed income markets.

Sincerely,

/s/ David G. Booth

David G. Booth
Chairman and Co-Chief Executive Officer

                       DIMENSIONAL INVESTMENT GROUP INC.

                              SEMI-ANNUAL REPORT
                                  (Unaudited)

                               Table of Contents

                                                                                             Page
                                                                                             ----
Letter to Shareholders
Definitions of Abbreviations and Footnotes..................................................   1
Dimensional Investment Group Inc.
   Disclosure of Fund Expenses..............................................................   2
   Disclosure of Portfolio Holdings.........................................................   4
   Schedules of Investments
       LWAS/DFA U.S. High Book to Market Portfolio..........................................   5
       LWAS/DFA Two-Year Fixed Income Portfolio.............................................   6
       LWAS/DFA Two-Year Government Portfolio...............................................   8
   Statements of Assets and Liabilities.....................................................   9
   Statements of Operations.................................................................  11
   Statements of Changes in Net Assets......................................................  12
   Financial Highlights.....................................................................  13
   Notes to Financial Statements............................................................  15
DFA Investment Dimensions Group Inc. - LWAS/DFA International High Book to Market Portfolio
   Disclosure of Fund Expenses..............................................................  22
   Disclosure of Portfolio Holdings.........................................................  23
   Schedule of Investments..................................................................  24
   Statement of Assets and Liabilities......................................................  25
   Statement of Operations..................................................................  26
   Statements of Changes in Net Assets......................................................  27
   Financial Highlights.....................................................................  28
   Notes to Financial Statements............................................................  29
The DFA Investment Trust Company
   Disclosure of Fund Expenses..............................................................  33
   Disclosure of Portfolio Holdings.........................................................  34
   Summary Schedules of Portfolio Holdings
       The U.S. Large Cap Value Series......................................................  35
       The DFA International Value Series...................................................  38
   Statements of Assets and Liabilities.....................................................  42
   Statements of Operations.................................................................  43
   Statements of Changes in Net Assets......................................................  44
   Financial Highlights.....................................................................  45
   Notes to Financial Statements............................................................  46
Voting Proxies on Fund Portfolio Securities.................................................  53
Board Approval of Investment Advisory Agreements............................................  54

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                       DIMENSIONAL INVESTMENT GROUP INC.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       THE DFA INVESTMENT TRUST COMPANY

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings
----------------------------------------------------------------

Investment Abbreviations
ADR     American Depositary Receipt
P.L.C.  Public Limited Company

Investment Footnotes
+       See Note B to Financial Statements.
++      Securities have generally been fair valued. See Note B to Financial Statements.
**      Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or
        Partial Securities on Loan and/or Non-Income Producing Securities.
*       Non-Income Producing Securities.
#       Total or Partial Securities on Loan.
@       Security purchased with cash proceeds from Securities on Loan.
(r)     The adjustable rate shown is effective as of April 30, 2014.
(S)     Affiliated Fund.

Financial Highlights
--------------------
(A)     Computed using average shares outstanding.
(B)     Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
        Master Funds.
(C)     Non-Annualized
(D)     Annualized

All Statements, Schedules and Notes to Financial Statements
-----------------------------------------------------------
--      Amounts designated as -- are either zero or rounded to zero.
SEC     Securities and Exchange Commission

                       DIMENSIONAL INVESTMENT GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                       Six Months Ended April 30, 2014
EXPENSE TABLES
                                               Beginning  Ending              Expenses
                                                Account  Account   Annualized   Paid
                                                 Value    Value     Expense    During
                                               11/01/13  04/30/14    Ratio*   Period*
                                               --------- --------- ---------- --------
LWAS/DFA U.S. High Book to Market Portfolio**
---------------------------------------------
Actual Fund Return............................ $1,000.00 $1,093.00    0.34%    $1.76
Hypothetical 5% Annual Return................. $1,000.00 $1,023.11    0.34%    $1.71

LWAS/DFA Two-Year Fixed Income Portfolio
----------------------------------------
Actual Fund Return............................ $1,000.00 $1,002.20    0.28%    $1.39
Hypothetical 5% Annual Return................. $1,000.00 $1,023.41    0.28%    $1.40

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                        Beginning  Ending              Expenses
                                         Account  Account   Annualized   Paid
                                          Value    Value     Expense    During
                                        11/01/13  04/30/14    Ratio*   Period*
                                        --------- --------- ---------- --------
LWAS/DFA Two-Year Government Portfolio
--------------------------------------
Actual Fund Return..................... $1,000.00 $1,001.30    0.27%    $1.34
Hypothetical 5% Annual Return.......... $1,000.00 $1,023.46    0.27%    $1.35

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

**The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund (Affiliated Investment Company).

                       DIMENSIONAL INVESTMENT GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on March 31, 2014. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
(call 1-800-732-0330 for information on the operation of the Public Reference
Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

   The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Affiliated Investment Company's holdings which reflect the investments by category.

FEEDER FUND

                                                Affiliated Investment Company
                                                -----------------------------
   LWAS/DFA U.S. High Book to Market Portfolio.             100.0%

FIXED INCOME PORTFOLIOS

                   LWAS/DFA Two-Year Fixed Income Portfolio
              Corporate....................................   6.9%
              Government...................................  37.6%
              Foreign Corporate............................  20.6%
              Foreign Government...........................  23.8%
              Supranational................................  11.1%
                                                            -----
                                                            100.0%

                    LWAS/DFA Two-Year Government Portfolio
              Government................................... 100.0%
                                                            -----
                                                            100.0%

                  LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                                   Value+
                                                                 -----------
    AFFILIATED INVESTMENT COMPANY -- (100.0%)
    Investment in The U.S. Large Cap Value Series of The DFA
      Investment Trust Company.................................. $69,318,953
                                                                 -----------
       TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost
         $33,485,019)........................................... $69,318,953
                                                                 ===========

Summary of the Portfolio's Master Fund's investments as of April 30, 2014, based on their valuation inputs, is located within this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                   LWAS/DFA TWO-YEAR FIXED INCOME PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                    Face
                                                   Amount   Value+
                                                   ------   ------
                                                   (000)
AGENCY OBLIGATIONS -- (11.9%)
Federal Home Loan Mortgage Corporation
     1.750%, 09/10/15............................. $3,900 $ 3,981,089
Federal National Mortgage Association
     0.500%, 09/28/15.............................    500     501,735
     4.375%, 10/15/15.............................  3,500   3,708,757
     1.625%, 10/26/15.............................  3,500   3,572,646
                                                          -----------
TOTAL AGENCY OBLIGATIONS..........................         11,764,227
                                                          -----------

BONDS -- (61.9%)
Agence Francaise de Developpement
     1.250%, 06/09/14.............................  2,000   2,001,872
Asian Development Bank
     0.500%, 08/17/15.............................  1,000   1,002,920
Australia & New Zealand Banking Group, Ltd.
     3.700%, 01/13/15.............................  1,500   1,535,350
     0.900%, 02/12/16.............................    500     502,773
Bank Nederlandse Gemeenten
     3.125%, 01/12/15.............................    500     509,802
     1.375%, 03/23/15.............................  1,000   1,009,690
     2.750%, 07/01/15.............................    500     514,017
     2.500%, 01/11/16.............................    600     620,700
Bank of New York Mellon Corp. (The)
     3.100%, 01/15/15.............................    700     713,908
     2.950%, 06/18/15.............................  1,000   1,028,174
Bank of Nova Scotia Floating Rate Note
(r)  0.575%, 08/01/14.............................  2,000   2,001,958
British Columbia, Province of Canada
     2.850%, 06/15/15.............................  2,000   2,057,850
Commonwealth Bank of Australia
     3.750%, 10/15/14.............................  1,500   1,522,507
     3.500%, 03/19/15.............................    300     308,372
Cooperatieve Centrale Raiffeisen- Boerenleenbank
 BA
     1.875%, 12/15/14.............................  2,000   2,018,940
     2.125%, 10/13/15.............................    500     511,678
Council Of Europe Development Bank
     2.750%, 02/10/15.............................    900     917,258
     2.625%, 02/16/16.............................  1,000   1,038,861
     1.375%, 03/22/16.............................    600     610,062
Development Bank of Japan, Inc.
     2.875%, 04/20/15.............................    500     512,266
EUROFIMA
     4.500%, 03/06/15.............................  1,000   1,035,108
European Bank for Reconstruction & Development
     2.500%, 03/15/16.............................  1,000   1,037,455
European Investment Bank
     4.875%, 02/16/16.............................  2,000   2,157,802
FMS Wertmanagement AoeR
     0.625%, 04/18/16.............................    500     501,171

                                                    Face
                                                   Amount   Value+
                                                   ------   ------
                                                   (000)
General Electric Capital Corp.
     1.000%, 01/08/16............................. $2,500 $ 2,516,875
International Bank for Reconstruction &
 Development
     2.125%, 03/15/16.............................  2,000   2,063,710
KFW
     1.250%, 10/26/15.............................  2,000   2,026,516
Kommunalbanken A.S.
     1.000%, 02/09/15.............................    500     502,920
     2.750%, 05/05/15.............................    400     409,916
     2.375%, 01/19/16.............................  1,700   1,756,369
Kommunekredit
     0.750%, 09/02/14.............................  1,000   1,001,640
Manitoba, Province of Canada
     2.625%, 07/15/15.............................  1,200   1,233,466
National Australia Bank, Ltd.
     2.000%, 03/09/15.............................  2,000   2,027,764
     1.600%, 08/07/15.............................    500     507,226
Nederlandse Waterschapsbank NV
     0.750%, 03/29/16.............................  2,000   2,008,312
Nordea Bank AB
     3.700%, 11/13/14.............................  2,000   2,035,308
Nordic Investment Bank
     2.250%, 03/15/16.............................  1,000   1,033,484
Oesterreichische Kontrollbank AG
     4.875%, 02/16/16.............................  1,000   1,078,383
Ontario, Province of Canada
     4.500%, 02/03/15.............................    800     825,396
     2.950%, 02/05/15.............................  1,300   1,326,500
     4.750%, 01/19/16.............................    556     596,655
Quebec, Province of Canada
     4.600%, 05/26/15.............................  2,000   2,090,680
Royal Bank of Canada
     0.800%, 10/30/15.............................    450     452,101
     2.625%, 12/15/15.............................  2,000   2,066,328
Svensk Exportkredit AB
     0.625%, 09/04/15.............................    800     803,298
Toronto-Dominion Bank (The) Floating Rate Note
(r)  0.416%, 05/01/15.............................  2,250   2,253,562
Toyota Motor Credit Corp.
     1.000%, 02/17/15.............................  1,200   1,207,348
     2.800%, 01/11/16.............................  1,235   1,281,188
Westpac Banking Corp.
     3.000%, 08/04/15.............................  2,000   2,062,224
     1.125%, 09/25/15.............................    474     478,396
                                                          -----------
TOTAL BONDS.......................................         61,316,059
                                                          -----------

U.S. TREASURY OBLIGATIONS -- (25.6%)
U.S. Treasury Notes
     0.375%, 11/15/15.............................  1,000   1,002,148
     0.250%, 12/15/15.............................  4,300   4,298,486
     2.125%, 12/31/15.............................  1,900   1,958,113
     0.375%, 01/15/16.............................  4,800   4,806,187

LWAS/DFA TWO-YEAR FIXED INCOME PORTFOLIO
CONTINUED

                                                   Face
                                                  Amount   Value+
                                                  ------   ------
                                                  (000)
    2.000%, 01/31/16............................. $2,600 $ 2,676,781
    0.375%, 02/15/16.............................  2,000   2,001,718
    2.625%, 02/29/16.............................  1,400   1,458,407
    0.375%, 03/15/16.............................  3,000   3,000,819
    0.375%, 03/31/16.............................  2,200   2,199,914
    0.375%, 04/30/16.............................  2,000   1,998,438
                                                         -----------
TOTAL U.S. TREASURY OBLIGATIONS..................         25,401,011
                                                         -----------

                                                  Shares
                                                  ------
TEMPORARY CASH INVESTMENTS -- (0.6%)
    State Street Institutional Liquid Reserves,
     0.074%...................................... 603,644     603,644
                                                          -----------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $98,973,590).............................          $99,084,941
                                                          ===========

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  Investments in Securities (Market Value)
                                  ----------------------------------------
                                  Level 1    Level 2   Level 3    Total
                                  -------- ----------- ------- -----------
      Agency Obligations.........       -- $11,764,227   --    $11,764,227
      Bonds......................       --  61,316,059   --     61,316,059
      U.S. Treasury Obligations..       --  25,401,011   --     25,401,011
      Temporary Cash Investments. $603,644          --   --        603,644
                                  -------- -----------   --    -----------
      TOTAL...................... $603,644 $98,481,297   --    $99,084,941
                                  ======== ===========   ==    ===========

                See accompanying Notes to Financial Statements.

                    LWAS/DFA TWO-YEAR GOVERNMENT PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                  Face
                                                 Amount     Value+
                                                 ------- ------------
                                                 (000)
           AGENCY OBLIGATIONS -- (23.2%)
           Federal Farm Credit Bank
             0.500%, 06/23/15................... $   320 $    321,398
           Federal Home Loan Bank
             1.750%, 09/11/15...................  22,705   23,173,677
             0.375%, 02/19/16...................   5,900    5,898,655
             3.125%, 03/11/16...................   4,485    4,715,919
                                                         ------------
           TOTAL AGENCY OBLIGATIONS.............           34,109,649
                                                         ------------

           U.S. TREASURY OBLIGATIONS -- (76.3%)
           U.S. Treasury Notes
             1.750%, 07/31/15...................   2,000    2,039,766
             4.250%, 08/15/15...................     200      210,531
             0.250%, 09/15/15...................  17,600   17,614,432
             0.250%, 10/15/15...................     700      700,410
             0.375%, 11/15/15...................  31,800   31,868,307
             0.250%, 12/15/15...................  15,500   15,494,544
             2.625%, 02/29/16...................  15,600   16,250,816
             0.250%, 04/15/16...................  27,800   27,720,715
                                                         ------------
           TOTAL U.S. TREASURY OBLIGATIONS......          111,899,521
                                                         ------------

                                                              Shares
                                                              -------
TEMPORARY CASH INVESTMENTS -- (0.5%)
State Street Institutional U.S. Government Money Market Fund. 684,313      684,313
                                                                      ------------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $146,511,864).........................................         $146,693,483
                                                                      ============

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  Investments in Securities (Market Value)
                                 ------------------------------------------
                                 Level 1    Level 2    Level 3    Total
                                 -------- ------------ ------- ------------
     Agency Obligations.........       -- $ 34,109,649   --    $ 34,109,649
     U.S. Treasury Obligations..       --  111,899,521   --     111,899,521
     Temporary Cash Investments. $684,313           --   --         684,313
                                 -------- ------------   --    ------------
     TOTAL...................... $684,313 $146,009,170   --    $146,693,483
                                 ======== ============   ==    ============

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                  LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company
 (Affiliated Investment Company) at Value.............................................. $     69,319
Prepaid Expenses and Other Assets......................................................           12
                                                                                        ------------
     Total Assets......................................................................       69,331
                                                                                        ------------
LIABILITIES:
Payables:
  Due to Advisor.......................................................................            1
Accrued Expenses and Other Liabilities.................................................           17
                                                                                        ------------
     Total Liabilities.................................................................           18
                                                                                        ------------
NET ASSETS............................................................................. $     69,313
                                                                                        ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)................................................    3,598,645
                                                                                        ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE............................... $      19.26
                                                                                        ============
Investment in Affiliated Investment Company at Cost.................................... $     33,485
                                                                                        ============
NET ASSETS CONSIST OF:
Paid-In Capital........................................................................ $     31,173
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income).          137
Accumulated Net Realized Gain (Loss)...................................................        2,169
Net Unrealized Appreciation (Depreciation).............................................       35,834
                                                                                        ------------
NET ASSETS............................................................................. $     69,313
                                                                                        ============
(1) NUMBER OF SHARES AUTHORIZED........................................................  300,000,000
                                                                                        ============

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                                          LWAS/DFA     LWAS/DFA
                                                                                          Two-Year     Two-Year
                                                                                        Fixed Income  Government
                                                                                         Portfolio    Portfolio
                                                                                        ------------ ------------
ASSETS:
Investments at Value................................................................... $     98,481 $    146,009
Temporary Cash Investments at Value & Cost.............................................          604          684
Receivables:
  Interest.............................................................................          450          237
Prepaid Expenses and Other Assets......................................................           12           13
                                                                                        ------------ ------------
     Total Assets......................................................................       99,547      146,943
                                                                                        ------------ ------------
LIABILITIES:
Payables:
  Fund Shares Redeemed.................................................................           14           25
  Due to Advisor.......................................................................           12           18
Accrued Expenses and Other Liabilities.................................................           17           25
                                                                                        ------------ ------------
     Total Liabilities.................................................................           43           68
                                                                                        ------------ ------------
NET ASSETS............................................................................. $     99,504 $    146,875
                                                                                        ============ ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)................................................    9,935,238   14,836,477
                                                                                        ============ ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE............................... $      10.02 $       9.90
                                                                                        ============ ============
Investments at Cost.................................................................... $     98,370 $    145,828
                                                                                        ============ ============
NET ASSETS CONSIST OF:
Paid-In Capital........................................................................ $     99,301 $    146,521
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income).           29           12
Accumulated Net Realized Gain (Loss)...................................................           63          161
Net Unrealized Appreciation (Depreciation).............................................          111          181
                                                                                        ------------ ------------
NET ASSETS............................................................................. $     99,504 $    146,875
                                                                                        ============ ============
(1) NUMBER OF SHARES AUTHORIZED........................................................  300,000,000  300,000,000
                                                                                        ============ ============

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                                           LWAS/DFA  LWAS/DFA
                                                                          U.S. High  Two-Year   LWAS/DFA
                                                                           Book to     Fixed    Two-Year
                                                                            Market    Income   Government
                                                                          Portfolio* Portfolio Portfolio
                                                                          ---------- --------- ----------
Investment Income
  Net Investment Income Allocated from Affiliated Investment Company:
  Dividends..............................................................   $  642       --         --
  Income from Securities Lending.........................................        7       --         --
  Expenses Allocated from Affiliated Investment Company..................      (37)      --         --
                                                                            ------     ----       ----
     Total Net Investment Income Received from Affiliated Investment
      Company............................................................      612       --         --
                                                                            ------     ----       ----
Fund Investment Income
  Interest...............................................................       --     $237       $242
                                                                            ------     ----       ----
     Total Investment Income.............................................       --      237        242
                                                                            ------     ----       ----
Fund Expenses
  Investment Advisory Services Fees......................................       --       72        109
  Administrative Services Fees...........................................        3       --         --
  Accounting & Transfer Agent Fees.......................................       10        5          6
  Shareholder Servicing Fees.............................................       51       39         58
  Custodian Fees.........................................................       --        1          1
  Filing Fees............................................................        8        9         10
  Shareholders' Reports..................................................        2        3          5
  Directors'/Trustees' Fees & Expenses...................................       --        1          1
  Professional Fees......................................................        1        2          4
  Other..................................................................        2        1          1
                                                                            ------     ----       ----
     Total Expenses......................................................       77      133        195
                                                                            ------     ----       ----
  Net Investment Income (Loss)...........................................      535      104         47
                                                                            ------     ----       ----
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold...........................................    2,173       71        172
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities................................................    3,370      (12)        17
                                                                            ------     ----       ----
  Net Realized and Unrealized Gain (Loss)................................    5,543       59        189
                                                                            ------     ----       ----
Net Increase (Decrease) in Net Assets Resulting from Operations..........   $6,078     $163       $236
                                                                            ======     ====       ====

----------
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                  LWAS/DFA U.S. High Book   LWAS/DFA Two-Year      LWAS/DFA Two-Year
                                                 to Market Portfolio      Fixed Income Portfolio Government Portfolio
                                                ------------------------  --------------------   --------------------
                                                Six Months      Year      Six Months     Year    Six Months    Year
                                                   Ended       Ended         Ended      Ended       Ended     Ended
                                                 April 30,    Oct. 31,     April 30,   Oct. 31,   April 30,  Oct. 31,
                                                   2014         2013         2014        2013       2014       2013
                                                -----------   --------    -----------  --------  ----------- --------
                                                (Unaudited)               (Unaudited)            (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss).................   $   535     $  1,142      $   104    $    244   $     47   $     72
  Net Realized Gain (Loss) on:
    Investment Securities Sold.................     2,173        6,899           71         116        172        319
  Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities......................     3,370       11,517          (12)       (101)        17        (95)
                                                  -------      --------     -------    --------   --------   --------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations................     6,078       19,558          163         259        236        296
                                                  -------      --------     -------    --------   --------   --------
Distributions From:
  Net Investment Income........................      (436)      (1,172)         (99)       (271)       (30)      (116)
  Net Short-Term Gains.........................        --           --          (67)       (360)      (135)      (955)
  Net Long-Term Gains..........................    (2,398)          --          (48)        (44)      (180)       (29)
                                                  -------      --------     -------    --------   --------   --------
     Total Distributions.......................    (2,834)      (1,172)        (214)       (675)      (345)    (1,100)
                                                  -------      --------     -------    --------   --------   --------
Capital Share Transactions (1):
  Shares Issued................................     1,730        5,461        9,483      18,639     12,447     28,064
  Shares Issued in Lieu of Cash
   Distributions...............................     2,834        1,049          214         560        344        805
  Shares Redeemed..............................    (5,761)     (18,546)      (4,868)    (13,383)   (11,012)   (28,133)
                                                  -------      --------     -------    --------   --------   --------
     Net Increase (Decrease) from Capital
      Share Transactions.......................    (1,197)     (12,036)       4,829       5,816      1,779        736
                                                  -------      --------     -------    --------   --------   --------
     Total Increase (Decrease) in Net
      Assets...................................     2,047        6,350        4,778       5,400      1,670        (68)
Net Assets
  Beginning of Period..........................    67,266       60,916       94,726      89,326    145,205    145,273
                                                  -------      --------     -------    --------   --------   --------
  End of Period................................   $69,313     $ 67,266      $99,504    $ 94,726   $146,875   $145,205
                                                  =======      ========     =======    ========   ========   ========
(1) Shares Issued and Redeemed:
  Shares Issued................................        92          340          947       1,860      1,257      2,835
  Shares Issued in Lieu of Cash
   Distributions...............................       156           67           21          56         35         81
  Shares Redeemed..............................      (305)      (1,152)        (486)     (1,335)    (1,113)    (2,841)
                                                  -------      --------     -------    --------   --------   --------
     Net Increase (Decrease) from Shares
      Issued and Redeemed......................       (57)        (745)         482         581        179         75
                                                  =======      ========     =======    ========   ========   ========
Undistributed Net Investment Income
 (Distributions in Excess of Net
 Investment Income)............................   $   137     $     38      $    29    $     24   $     12   $     (5)

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                  LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                                     LWAS/DFA U.S. High Book to Market Portfolio
                                                              ---------------------------------------------------------
                                                              Six Months      Year     Year     Year     Year     Year
                                                                 Ended       Ended    Ended    Ended    Ended    Ended
                                                               April 30,    Oct. 31, Oct. 31, Oct. 31, Oct. 31, Oct. 31,
                                                                 2014         2013     2012     2011     2010     2009
------------------------------------------------------------------------------------------------------------------------
                                                              (Unaudited)
Net Asset Value, Beginning of Period.........................   $ 18.40     $ 13.84  $ 11.96  $ 11.52  $  9.80  $  9.04
                                                                -------     -------  -------  -------  -------  -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................      0.15        0.28     0.25     0.20     0.19     0.18
  Net Gains (Losses) on Securities (Realized and Unrealized).      1.51        4.57     1.87     0.44     1.72     0.79
                                                                -------     -------  -------  -------  -------  -------
   Total from Investment Operations..........................      1.66        4.85     2.12     0.64     1.91     0.97
------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................     (0.12)      (0.29)   (0.24)   (0.20)   (0.19)   (0.21)
  Net Realized Gains.........................................     (0.68)         --       --       --       --       --
                                                                -------     -------  -------  -------  -------  -------
   Total Distributions.......................................     (0.80)      (0.29)   (0.24)   (0.20)   (0.19)   (0.21)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period...............................   $ 19.26     $ 18.40  $ 13.84  $ 11.96  $ 11.52  $  9.80
============================================================= ===========   ======== ======== ======== ======== ========
Total Return.................................................      9.30%(C)   35.41%   18.01%    5.48%   19.71%   11.61%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)........................   $69,313     $67,266  $60,916  $62,759  $67,314  $65,927
Ratio of Expenses to Average Net Assets (B)..................      0.34%(D)    0.34%    0.34%    0.34%    0.35%    0.38%
Ratio of Net Investment Income to Average Net Assets.........      1.59%(D)    1.77%    1.93%    1.56%    1.78%    2.20%
------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                               LWAS/DFA Two-Year Fixed Income Portfolio
                                                      ---------------------------------------------------------
                                                      Six Months      Year     Year     Year     Year     Year
                                                         Ended       Ended    Ended    Ended    Ended    Ended
                                                       April 30,    Oct. 31, Oct. 31, Oct. 31, Oct. 31, Oct. 31,
                                                         2014         2013     2012     2011     2010     2009
-----------------------------------------------------------------------------------------------------------------
                                                      (Unaudited)
Net Asset Value, Beginning of Period.................   $ 10.02     $ 10.07  $ 10.10  $ 10.13  $ 10.03  $  9.84
                                                        -------     -------  -------  -------  -------  -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...................      0.01        0.03     0.04     0.05     0.08     0.19
  Net Gains (Losses) on Securities (Realized and
   Unrealized).......................................      0.01          --     0.03     0.03     0.11     0.23
                                                        -------     -------  -------  -------  -------  -------
   Total from Investment Operations..................      0.02        0.03     0.07     0.08     0.19     0.42
-----------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income..............................     (0.01)      (0.03)   (0.04)   (0.06)   (0.09)   (0.23)
  Net Realized Gains.................................     (0.01)      (0.05)   (0.06)   (0.05)      --       --
                                                        -------     -------  -------  -------  -------  -------
   Total Distributions...............................     (0.02)      (0.08)   (0.10)   (0.11)   (0.09)   (0.23)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......................   $ 10.02     $ 10.02  $ 10.07  $ 10.10  $ 10.13  $ 10.03
===================================================== ===========   ======== ======== ======== ======== ========
Total Return.........................................      0.22%(C)    0.26%    0.75%    0.73%    1.89%    4.31%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)................   $99,504     $94,726  $89,326  $92,897  $89,264  $77,398
Ratio of Expenses to Average Net Assets..............      0.28%(D)    0.29%    0.30%    0.30%    0.31%    0.34%
Ratio of Net Investment Income to Average Net Assets.      0.22%(D)    0.27%    0.40%    0.54%    0.82%    1.92%
Portfolio Turnover Rate..............................        51%(C)      57%     102%      98%     113%      77%
-----------------------------------------------------------------------------------------------------------------

                                                                  LWAS/DFA Two-Year Government Portfolio
                                                      --------------------------------------------------------------
                                                      Six Months      Year      Year      Year      Year      Year
                                                         Ended       Ended     Ended     Ended     Ended     Ended
                                                       April 30,    Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,
                                                         2014         2013      2012      2011      2010      2009
---------------------------------------------------------------------------------------------------------------------
                                                      (Unaudited)
Net Asset Value, Beginning of Period.................  $   9.91     $   9.96  $   9.98  $  10.07  $  10.10  $   9.80
                                                       --------     --------  --------  --------  --------  --------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...................        --         0.01      0.02      0.04      0.07      0.18
  Net Gains (Losses) on Securities (Realized and
   Unrealized).......................................      0.01         0.02      0.04      0.02      0.13      0.33
                                                       --------     --------  --------  --------  --------  --------
   Total from Investment Operations..................      0.01         0.03      0.06      0.06      0.20      0.51
---------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income..............................        --        (0.01)    (0.03)    (0.04)    (0.08)    (0.21)
  Net Realized Gains.................................     (0.02)       (0.07)    (0.05)    (0.11)    (0.15)       --
                                                       --------     --------  --------  --------  --------  --------
   Total Distributions...............................     (0.02)       (0.08)    (0.08)    (0.15)    (0.23)    (0.21)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.......................  $   9.90     $   9.91  $   9.96  $   9.98  $  10.07  $  10.10
===================================================== ===========   ========  ========  ========  ========  ========
Total Return.........................................      0.13%(C)     0.26%     0.50%     0.66%     1.98%     5.21%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)................  $146,875     $145,205  $145,273  $178,442  $173,724  $136,508
Ratio of Expenses to Average Net Assets..............      0.27%(D)     0.28%     0.28%     0.29%     0.29%     0.31%
Ratio of Net Investment Income to Average Net Assets.      0.06%(D)     0.05%     0.19%     0.41%     0.72%     1.76%
Portfolio Turnover Rate..............................        78%(C)      160%      111%      127%      166%      112%
---------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       DIMENSIONAL INVESTMENT GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


A. Organization:

   Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, three of which, LWAS/DFA U.S. High Book to Market Portfolio, LWAS/DFA Two-Year Fixed Income Portfolio and LWAS/DFA Two-Year Government Portfolio (the "Portfolios"), are presented in this report. The remaining operational portfolios are presented in separate reports.

   LWAS/DFA U.S. High Book to Market Portfolio ("Feeder Fund") primarily invests its assets in The U.S. Large Cap Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At April 30, 2014, the Feeder Fund owned 1% of the Series.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Debt securities held by LWAS/DFA Two-Year Fixed Income Portfolio and LWAS/DFA Two-Year Government Portfolio are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board. These valuations are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of Dimensional Fund Advisors LP) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The Feeder Fund's investment reflects its proportionate interest in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the six months ended April 30, 2014, there were no significant transfers between Level 1 and Level 2 and no Level 3 investments held by the Portfolios.

   2. Deferred Compensation Plan: Each eligible Director/Trustee of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2014, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   3. Other: The Feeder Fund recognizes its pro-rata share of net investment income and realized and unrealized gains/losses of investment securities, on a daily basis, from its Series, which is treated as a partnership for federal income tax purposes. Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board, generally based on average net assets.

C. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides administrative services to the Feeder Fund, including supervision of services provided by others, providing information to shareholders and the Board, and other administrative services. The Advisor provides investment advisory services to the Portfolios. The Advisor receives no additional compensation for the investment advisory services it provides to the Feeder Fund, but is compensated for the investment advisory services it provides to the Feeder Fund's Master Fund. For the six months ended April 30, 2014, the Portfolios' administrative services fees or investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

                                                Administrative   Advisory
                                                Services Fees  Services Fees
                                                -------------- -------------
   LWAS/DFA U.S. High Book to Market Portfolio.      0.01%           --
   LWAS/DFA Two-Year Fixed Income Portfolio....        --          0.15%
   LWAS/DFA Two-Year Government Portfolio......        --          0.15%

   In addition, pursuant to a Client Service Agreement with LWI Financial Inc. ("LWIF"), the Portfolios pay monthly Shareholder Servicing Fees to LWIF at the following effective annual rates of their average daily net assets:

                                                        Shareholder
                                                       Servicing Fees
                                                       --------------
          LWAS/DFA U.S. High Book to Market Portfolio.      0.15%
          LWAS/DFA Two-Year Fixed Income Portfolio....      0.08%
          LWAS/DFA Two-Year Government Portfolio......      0.08%

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2014, the total related amounts paid by the Fund to the CCO were $15 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

   At April 30, 2014, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

                LWAS/DFA U.S. High Book to Market Portfolio. $3
                LWAS/DFA Two-Year Fixed Income Portfolio....  4
                LWAS/DFA Two-Year Government Portfolio......  6

E. Purchases and Sales of Securities:

   For the six months ended April 30, 2014, the Portfolios made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

                                           U.S. Government Securities Other Investment Securities
                                           -------------------------- ---------------------------
                                           Purchases      Sales       Purchases       Sales
                                           ---------       --------   ---------        -------
 LWAS/DFA Two-Year Fixed Income Portfolio. $ 27,879      $ 19,191      $25,202       $28,310
 LWAS/DFA Two-Year Government Portfolio...  115,183       112,505           --            --

F. Federal Income Taxes:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2013, primarily attributable to tax equalization, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                                Increase       Increase
                                                               (Decrease)     (Decrease)
                                                Increase     Undistributed   Accumulated
                                               (Decrease)    Net Investment  Net Realized
                                             Paid-In Capital     Income     Gains (Losses)
                                             --------------- -------------- --------------
LWAS/DFA U.S. High Book to Market Portfolio.      $443           $(114)         $(329)
LWAS/DFA Two-Year Fixed Income Portfolio....        --              --             --
LWAS/DFA Two-Year Government Portfolio......        --              --             --

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2012 and October 31, 2013 were as follows (amounts in thousands):

                                             Net Investment
                                               Income and
                                               Short-Term     Long-Term
                                             Capital Gains  Capital Gains Total
                                             -------------- ------------- ------
LWAS/DFA U.S. High Book to Market Portfolio
2012........................................     $1,185           --      $1,185
2013........................................      1,172           --       1,172
LWAS/DFA Two-Year Fixed Income Portfolio
2012........................................        854          $90         944
2013........................................        631           44         675
LWAS/DFA Two-Year Government Portfolio
2012........................................      1,187           --       1,187
2013........................................      1,071           29       1,100

   At October 31, 2013, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                             Net Investment
                                               Income and
                                               Short-Term     Long-Term
                                             Capital Gains  Capital Gains Total
                                             -------------- ------------- -----
LWAS/DFA U.S. High Book to Market Portfolio.      $114          $329      $443

   At October 31, 2013, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                             Undistributed                                 Total Net
                                             Net Investment                              Distributable
                                               Income and   Undistributed   Unrealized     Earnings
                                               Short-Term     Long-Term    Appreciation   Accumulated
                                             Capital Gains  Capital Gains (Depreciation)   (Losses)
                                             -------------- ------------- -------------- -------------
LWAS/DFA U.S. High Book to Market Portfolio.      $ 42         $2,396        $32,462        $34,900
LWAS/DFA Two-Year Fixed Income Portfolio....        88             46            123            257
LWAS/DFA Two-Year Government Portfolio......       126            179            164            469

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after

October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2013, the Portfolios had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2013, the LWAS/DFA U.S. High Book to Market Portfolio utilized the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

              LWAS/DFA U.S. High Book to Market Portfolio. $4,175

   At April 30, 2014, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

                                                                                       Net
                                                                                    Unrealized
                                             Federal   Unrealized    Unrealized    Appreciation
                                             Tax Cost Appreciation (Depreciation) (Depreciation)
                                             -------- ------------ -------------- --------------
LWAS/DFA U.S. High Book to Market Portfolio. $ 33,486   $35,833          --          $35,833
LWAS/DFA Two-Year Fixed Income Portfolio....   98,974       117         $(6)             111
LWAS/DFA Two-Year Government Portfolio......  146,512       181          --              181

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Portfolio's tax positions and has concluded that no additional provision for income tax is required in any Portfolio's financial statements. No Portfolio is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Line of Credit:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit was scheduled to expire on March 3, 2014, however, effective March 3, 2014, the term was extended until March 2, 2015.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 10, 2014 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 9, 2015.

   There were no borrowings by the Portfolios under the lines of credit during the six months ended April 30, 2014.

H. Indemnitees; Contractual Obligations:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. Other:

   At April 30, 2014, the following number of shareholders held the following approximate percentages of the stated fund outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                               Approximate
                                                                Percentage
                                                  Number of   of Outstanding
                                                 Shareholders     Shares
                                                 ------------ --------------
    LWAS/DFA U.S. High Book to Market Portfolio.      2             95%
    LWAS/DFA Two-Year Fixed Income Portfolio....      3             97%
    LWAS/DFA Two-Year Government Portfolio......      2             93%

   The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buyout transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The U.S. Large Cap Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned In re Tribune Company Fraudulent Conveyance Litigation, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The U.S. Large Cap Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee on behalf of the committee of unsecured creditors of Tribune (the "Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits"). The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO. On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lack standing to pursue their claims. The Court's dismissal order is on appeal to the Second Circuit. The Committee Action remains pending, and a motion to dismiss on behalf of all shareholder defendants in the Committee Action was filed on May 23, 2014. Briefing on the motion to dismiss will be completed by July 2014, with oral argument on the motion to be held thereafter. The Committee Action is stayed pending the disposition of the motion to dismiss.

   Litigation counsel to The U.S. Large Cap Value Series in the Lawsuits does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The U.S. Large Cap Value Series arising from the Lawsuits. Until The U.S. Large Cap Value Series can do so, no reduction of the net asset value of The U.S. Large Cap Value Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of The U.S. Large Cap Value Series' net asset value at this time.

   The U.S. Large Cap Value Series also cannot predict what its size might be at the time the cost of the Lawsuits might be quantifiable and thus potentially deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on the net asset value of The U.S. Large Cap Value Series, with no adjustment relating to the Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be taken as expenses by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expense incurred by The U.S. Large Cap Value Series.

J. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Portfolios and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

             LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)

   The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Table below illustrates your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                              Six Months Ended April 30, 2014
EXPENSE TABLES
                                                      Beginning  Ending              Expenses
                                                       Account  Account   Annualized   Paid
                                                        Value    Value     Expense    During
                                                      11/01/13  04/30/14    Ratio*   Period*
                                                      --------- --------- ---------- --------
LWAS/DFA International High Book to Market Portfolio
----------------------------------------------------
Actual Fund Return................................... $1,000.00 $1,053.20    0.50%    $2.55
Hypothetical 5% Annual Return........................ $1,000.00 $1,022.32    0.50%    $2.51

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

**The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund (Affiliated Investment Company).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

             LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)

   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on March 31, 2014. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

   The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Affiliated Investment Company's holdings which reflect the investments by country.

                     Affiliated Investment Company. 100.0%

             LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                                   Value+
                                                                 -----------
    AFFILIATED INVESTMENT COMPANY -- (100.0%)
    Investment in The DFA International Value Series of The DFA
      Investment Trust Company.................................. $79,435,206
                                                                 -----------
       TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost
         $63,154,597)........................................... $79,435,206
                                                                 ===========

Summary of the Portfolio's Master Fund's investments as of April 30, 2014, based on their valuation inputs, is located within this report (See Security Valuation Note).

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

             LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The DFA International Value Series of The DFA Investment Trust Company
 (Affiliated Investment Company) at Value.............................................. $     79,435
Prepaid Expenses and Other Assets......................................................           12
                                                                                        ------------
     Total Assets......................................................................       79,447
                                                                                        ------------
LIABILITIES:
Payables:
  Fund Shares Redeemed.................................................................            5
  Due to Advisor.......................................................................            1
Accrued Expenses and Other Liabilities.................................................           22
                                                                                        ------------
     Total Liabilities.................................................................           28
                                                                                        ------------
NET ASSETS............................................................................. $     79,419
                                                                                        ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1)................................................    8,492,576
                                                                                        ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE............................... $       9.35
                                                                                        ============
Investment in Affiliated Investment Company at Cost.................................... $     63,155
                                                                                        ============
NET ASSETS CONSIST OF:
Paid-In Capital........................................................................ $     61,355
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income).          663
Accumulated Net Realized Gain (Loss)...................................................        1,111
Net Unrealized Foreign Exchange Gain (Loss)............................................           10
Net Unrealized Appreciation (Depreciation).............................................       16,280
                                                                                        ------------
NET ASSETS............................................................................. $     79,419
                                                                                        ============
(1) NUMBER OF SHARES AUTHORIZED........................................................  200,000,000
                                                                                        ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

             LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO*

                            STATEMENT OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

    Investment Income
      Dividends (Net of Foreign Taxes Withheld of $97).............. $2,291
      Income from Securities Lending................................     47
      Expenses Allocated from Affiliated Investment Company.........    (83)
                                                                     ------
         Total Investment Income....................................  2,255
                                                                     ------
    Expenses
      Administrative Services Fees..................................      4
      Accounting & Transfer Agent Fees..............................     12
      Shareholder Servicing Fees....................................     73
      Filing Fees...................................................     14
      Shareholders' Reports.........................................      3
      Directors'/Trustees' Fees & Expenses..........................      1
      Professional Fees.............................................      1
      Other.........................................................      1
                                                                     ------
         Total Expenses.............................................    109
                                                                     ------
      Net Investment Income (Loss)..................................  2,146
                                                                     ------
    Realized and Unrealized Gain (Loss)
      Net Realized Gain (Loss) on:
        Investment Securities Sold..................................  1,131
        Foreign Currency Transactions...............................      3
      Change in Unrealized Appreciation (Depreciation) of:
        Investment Securities and Foreign Currency..................    758
                                                                     ------
      Net Realized and Unrealized Gain (Loss).......................  1,892
                                                                     ------
    Net Increase (Decrease) in Net Assets Resulting from Operations. $4,038
                                                                     ======

----------
* Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

             LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                                        Six Months    Year
                                                                                           Ended     Ended
                                                                                         April 30,  Oct. 31,
                                                                                           2014       2013
-                                                                                       ----------- --------
                                                                                        (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss).........................................................   $ 2,146   $  2,079
  Net Realized Gain (Loss) on:
    Investment Securities Sold.........................................................     1,131      3,625
    Futures............................................................................        --        (14)
    Foreign Currency Transactions......................................................         3        (20)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency.........................................       758     11,905
    Translation of Foreign Currency Denominated Amounts................................        --          6
                                                                                          -------   --------
     Net Increase (Decrease) in Net Assets Resulting from Operations...................     4,038     17,581
                                                                                          -------   --------
Distributions From:
  Net Investment Income................................................................    (1,547)    (2,242)
  Net Short-Term Gains.................................................................      (145)        --
  Net Long-Term Gains..................................................................    (3,304)    (4,494)
                                                                                          -------   --------
     Total Distributions...............................................................    (4,996)    (6,736)
                                                                                          -------   --------
Capital Share Transactions (1):
  Shares Issued........................................................................     2,753      7,334
  Shares Issued in Lieu of Cash Distributions..........................................     4,995      5,799
  Shares Redeemed......................................................................    (5,272)   (12,977)
                                                                                          -------   --------
     Net Increase (Decrease) from Capital Share Transactions...........................     2,476        156
                                                                                          -------   --------
     Total Increase (Decrease) in Net Assets...........................................     1,518     11,001
Net Assets
  Beginning of Period..................................................................    77,901     66,900
                                                                                          -------   --------
  End of Period........................................................................   $79,419   $ 77,901
                                                                                          =======   ========
(1) Shares Issued and Redeemed:
  Shares Issued........................................................................       299        869
  Shares Issued in Lieu of Cash Distributions..........................................       562        723
  Shares Redeemed......................................................................      (569)    (1,527)
                                                                                          -------   --------
     Net Increase (Decrease) from Shares Issued and Redeemed...........................       292         65
                                                                                          =======   ========
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income).   $   663   $     64

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

             LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                              Six Months      Year     Year     Year      Year     Year
                                                                 Ended       Ended    Ended    Ended     Ended    Ended
                                                               April 30,    Oct. 31, Oct. 31, Oct. 31,  Oct. 31, Oct. 31,
                                                                 2014         2013     2012     2011      2010     2009
-------------------------------------------------------------------------------------------------------------------------
                                                              (Unaudited)
Net Asset Value, Beginning of Period.........................   $  9.50     $  8.22  $  8.68  $ 10.38   $  9.66  $ 11.40
                                                                -------     -------  -------  -------   -------  -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A)...........................      0.26        0.25     0.28     0.32      0.22     0.25
  Net Gains (Losses) on Securities (Realized and Unrealized).      0.21        1.87    (0.10)   (1.09)     0.79     2.14
                                                                -------     -------  -------  -------   -------  -------
   Total from Investment Operations..........................      0.47        2.12     0.18    (0.77)     1.01     2.39
-------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income......................................     (0.19)      (0.27)   (0.28)   (0.31)    (0.23)   (0.27)
  Net Realized Gains.........................................     (0.43)      (0.57)   (0.36)   (0.62)    (0.06)   (3.86)
                                                                -------     -------  -------  -------   -------  -------
   Total Distributions.......................................     (0.62)      (0.84)   (0.64)   (0.93)    (0.29)   (4.13)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period...............................   $  9.35     $  9.50  $  8.22  $  8.68   $ 10.38  $  9.66
============================================================= ===========   ======== ======== ========  ======== ========
Total Return.................................................      5.32%(C)   27.91%    2.89%   (8.30)%   10.85%   34.92%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)........................   $79,419     $77,901  $66,900  $72,856   $85,892  $85,504
Ratio of Expenses to Average Net Assets (B)..................      0.50%(D)    0.49%    0.50%    0.49%     0.50%    0.52%
Ratio of Net Investment Income to Average Net Assets.........      5.61%(D)    2.91%    3.49%    3.24%     2.29%    2.99%
-------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

             LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


A. Organization:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of seventy-seven operational portfolios, one of which, LWAS/DFA International High Book to Market Portfolio (the "Portfolio"), is presented in this report. The remaining operational portfolios are presented in separate reports.

   The Portfolio primarily invests its assets in The DFA International Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At April 30, 2014, the Portfolio owned 1% of the Series.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolio utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

   The Portfolio's investments reflect its proportionate interest in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolio's investments is disclosed previously in this note. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the six months ended April 30, 2014, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Portfolio.

   2. Deferred Compensation Plan: Each eligible Director/Trustee of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses. At April 30, 2014, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $3 (in thousands).

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2014, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   3. Other: The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities and foreign currency from the Series, which is treated as a partnership for federal income tax purposes. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or its Portfolios are allocated using methods approved by the Board, generally based on average net assets.

C. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides administrative services to the Portfolio, including supervision of services provided by others, providing information to shareholders and the Board, and other administrative services. The Advisor provides investment advisory services to the Series. For the six months ended April 30, 2014, the Portfolio's administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.01% of average daily net assets.

   In addition, pursuant to a Client Service Agreement with LWI Financial Inc. ("LWIF"), the Portfolio pays a monthly Shareholder Servicing Fee to LWIF an effective annual rate of 0.19% of its average daily net assets.

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2014, the total related amounts paid by the Fund to the CCO were $130 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Federal Income Taxes:

   The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2013, primarily attributable to net foreign currency gains (losses) and gains on securities considered to be "passive foreign investment companies", tax equalization and foreign capital gains tax were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                                         Increase       Increase
                                                                        (Decrease)     (Decrease)
                                                         Increase     Undistributed   Accumulated
                                                        (Decrease)    Net Investment  Net Realized
                                                      Paid-In Capital     Income     Gains (Losses)
                                                      --------------- -------------- --------------
LWAS/DFA International High Book to Market Portfolio.      $257           $(109)         $(148)

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2012 and October 31, 2013 were as follows (amounts in thousands):

                                                      Net Investment
                                                        Income and
                                                        Short-Term     Long-Term
                                                      Capital Gains  Capital Gains Total
                                                      -------------- ------------- ------
LWAS/DFA International High Book to Market Portfolio
2012.................................................     $2,327        $2,965     $5,292
2013.................................................      2,242         4,494      6,736

   At October 31, 2013, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

                                                      Net Investment
                                                        Income and
                                                        Short-Term     Long-Term
                                                      Capital Gains  Capital Gains Total
                                                      -------------- ------------- -----
LWAS/DFA International High Book to Market Portfolio.      $101          $156      $257

   At October 31, 2013, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                            Undistributed                                 Total Net
                                            Net Investment                              Distributable
                                              Income and   Undistributed   Unrealized     Earnings
                                              Short-Term     Long-Term    Appreciation  (Accumulated
                                            Capital Gains  Capital Gains (Depreciation)    Losses)
                                            -------------- ------------- -------------- -------------
LWAS/DFA International High Book to Market
  Portfolio................................      $266         $3,297        $15,465        $19,028

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2013, the Portfolio had no capital loss carryforwards available to offset future realized capital gains.

   During the year ended October 31, 2013, the Portfolio did not utilize capital loss carryforwards.

   At April 30, 2014, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

                                                                                                Net
                                                                                             Unrealized
                                                      Federal   Unrealized    Unrealized    Appreciation
                                                      Tax Cost Appreciation (Depreciation) (Depreciation)
                                                      -------- ------------ -------------- --------------
LWAS/DFA International High Book to Market Portfolio. $63,222    $16,213          --          $16,213

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio's tax positions and has concluded that no additional provision for income tax is required in the Portfolio's financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Line of Credit:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit was scheduled to expire on March 3, 2014, however, effective March 3, 2014, the term was extended until March 2, 2015.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 10, 2014 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 9, 2015.

   There were no borrowings by the Portfolio under the lines of credit during the six months ended April 30, 2014.

F. Indemnitees; Contractual Obligations:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G. Other:

   At April 30, 2014, two shareholders held approximately 96% of outstanding shares of the Portfolio. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

H. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Portfolio and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                       THE DFA INVESTMENT TRUST COMPANY

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                              Six Months Ended April 30, 2014
  EXPENSE TABLES
                                      Beginning  Ending              Expenses
                                       Account  Account   Annualized   Paid
                                        Value    Value     Expense    During
                                      11/01/13  04/30/14    Ratio*   Period*
                                      --------- --------- ---------- --------
  The U.S. Large Cap Value Series
  -------------------------------
  Actual Fund Return................. $1,000.00 $1,094.50    0.11%    $0.57
  Hypothetical 5% Annual Return...... $1,000.00 $1,024.25    0.11%    $0.55

  The DFA International Value Series
  ----------------------------------
  Actual Fund Return................. $1,000.00 $1,055.10    0.22%    $1.12
  Hypothetical 5% Annual Return...... $1,000.00 $1,023.70    0.22%    $1.10

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

                       THE DFA INVESTMENT TRUST COMPANY

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending
January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on March 31, 2014. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

                        The U.S. Large Cap Value Series
              Consumer Discretionary.......................  12.0%
              Consumer Staples.............................   7.1%
              Energy.......................................  22.2%
              Financials...................................  22.6%
              Health Care..................................   9.7%
              Industrials..................................  11.4%
              Information Technology.......................   7.2%
              Materials....................................   3.3%
              Telecommunication Services...................   4.2%
              Utilities....................................   0.3%
                                                            -----
                                                            100.0%

                      The DFA International Value Series
              Consumer Discretionary.......................   9.6%
              Consumer Staples.............................   4.6%
              Energy.......................................  14.3%
              Financials...................................  34.7%
              Health Care..................................   3.7%
              Industrials..................................  10.0%
              Information Technology.......................   3.5%
              Materials....................................  11.3%
              Other........................................    --
              Real Estate Investment Trusts................    --
              Telecommunication Services...................   4.8%
              Utilities....................................   3.5%
                                                            -----
                                                            100.0%

                        THE U.S. LARGE CAP VALUE SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                      Percentage
                                            Shares       Value+     of Net Assets**
                                            ------       ------     ---------------
COMMON STOCKS -- (97.0%)
Consumer Discretionary -- (11.6%)
    Comcast Corp. Class A................  9,873,756 $  511,065,611            3.1%
#   Comcast Corp. Special Class A........  3,813,064    194,580,656            1.2%
    General Motors Co....................  3,716,863    128,157,436            0.8%
    Time Warner Cable, Inc...............  1,876,119    265,395,794            1.6%
    Time Warner, Inc.....................  5,052,904    335,816,000            2.0%
    Other Securities.....................               556,054,796            3.2%
                                                     --------------           -----
Total Consumer Discretionary.............             1,991,070,293           11.9%
                                                     --------------           -----
Consumer Staples -- (6.9%)
    Archer-Daniels-Midland Co............  3,151,861    137,830,881            0.8%
    CVS Caremark Corp....................  6,986,047    508,025,338            3.0%
    Mondelez International, Inc. Class A.  7,976,433    284,359,836            1.7%
    Other Securities.....................               251,992,010            1.6%
                                                     --------------           -----
Total Consumer Staples...................             1,182,208,065            7.1%
                                                     --------------           -----
Energy -- (21.6%)
    Anadarko Petroleum Corp..............  2,644,697    261,877,897            1.6%
    Apache Corp..........................  1,895,772    164,553,010            1.0%
    Baker Hughes, Inc....................  1,938,026    135,468,017            0.8%
    Chevron Corp.........................  4,835,771    606,985,976            3.6%
    ConocoPhillips.......................  6,993,622    519,696,051            3.1%
    Devon Energy Corp....................  1,721,246    120,487,220            0.7%
    Exxon Mobil Corp.....................  1,502,573    153,878,501            0.9%
    Hess Corp............................  1,628,606    145,206,511            0.9%
    Marathon Oil Corp....................  3,640,872    131,617,523            0.8%
    Marathon Petroleum Corp..............  1,752,484    162,893,388            1.0%
    National Oilwell Varco, Inc..........  2,032,845    159,639,318            1.0%
    Occidental Petroleum Corp............  2,152,468    206,098,811            1.2%
    Phillips 66..........................  2,926,797    243,568,046            1.5%
    Valero Energy Corp...................  2,806,975    160,474,761            1.0%
    Other Securities.....................               532,312,812            3.1%
                                                     --------------           -----
Total Energy.............................             3,704,757,842           22.2%
                                                     --------------           -----
Financials -- (22.0%)
    American International Group, Inc....  6,143,899    326,425,354            2.0%
    Bank of America Corp................. 26,957,644    408,138,730            2.4%
    Bank of New York Mellon Corp. (The)..  3,735,585    126,524,264            0.8%
    Capital One Financial Corp...........  2,096,624    154,940,514            0.9%
    Citigroup, Inc.......................  7,932,413    380,041,907            2.3%
    CME Group, Inc.......................  1,612,799    113,524,922            0.7%
    JPMorgan Chase & Co..................  9,265,436    518,679,107            3.1%
    MetLife, Inc.........................  4,300,949    225,154,680            1.3%
    Morgan Stanley.......................  6,887,527    213,031,210            1.3%
    Prudential Financial, Inc............  1,944,264    156,863,220            0.9%
    SunTrust Banks, Inc..................  2,600,602     99,499,033            0.6%
    Other Securities.....................             1,051,677,256            6.3%
                                                     --------------           -----
Total Financials.........................             3,774,500,197           22.6%
                                                     --------------           -----
Health Care -- (9.3%)
    Aetna, Inc...........................  2,009,110    143,550,909            0.9%
*   Express Scripts Holding Co...........  3,072,578    204,572,243            1.2%
    Pfizer, Inc.......................... 16,350,996    511,459,155            3.1%

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

                                                                                       Percentage
                                                           Shares        Value+      of Net Assets**
                                                           ------        ------      ---------------
Health Care -- (Continued)
      Thermo Fisher Scientific, Inc......................  1,947,634 $   222,030,276            1.3%
      WellPoint, Inc.....................................  1,674,297     168,568,222            1.0%
      Other Securities...................................                357,718,328            2.1%
                                                                     ---------------          ------
Total Health Care........................................              1,607,899,133            9.6%
                                                                     ---------------          ------
Industrials -- (11.1%)
      CSX Corp...........................................  5,604,703     158,164,719            1.0%
      Eaton Corp. P.L.C..................................  2,273,922     165,177,694            1.0%
      FedEx Corp.........................................    828,737     112,915,416            0.7%
      General Electric Co................................ 12,431,885     334,293,388            2.0%
      Norfolk Southern Corp..............................  1,681,939     158,993,694            1.0%
      Northrop Grumman Corp..............................  1,364,645     165,818,014            1.0%
      Union Pacific Corp.................................  1,891,022     360,107,319            2.2%
      Other Securities...................................                448,194,227            2.5%
                                                                     ---------------          ------
Total Industrials........................................              1,903,664,471           11.4%
                                                                     ---------------          ------
Information Technology -- (7.0%)
      Corning, Inc.......................................  5,762,032     120,484,089            0.7%
      Hewlett-Packard Co.................................  9,619,949     318,035,514            1.9%
      Intel Corp.........................................  5,871,145     156,700,860            0.9%
      Other Securities...................................                606,174,129            3.7%
                                                                     ---------------          ------
Total Information Technology.............................              1,201,394,592            7.2%
                                                                     ---------------          ------
Materials -- (3.2%)
      Freeport-McMoRan Copper & Gold, Inc................  4,647,012     159,717,802            1.0%
      Other Securities...................................                395,751,544            2.3%
                                                                     ---------------          ------
Total Materials..........................................                555,469,346            3.3%
                                                                     ---------------          ------

Telecommunication Services -- (4.0%)
      AT&T, Inc.......................................... 15,116,213     539,648,804            3.2%
      Other Securities...................................                153,431,442            0.9%
                                                                     ---------------          ------
Total Telecommunication Services.........................                693,080,246            4.1%
                                                                     ---------------          ------
Utilities -- (0.3%)
      Other Securities...................................                 54,600,112            0.3%
                                                                     ---------------          ------
TOTAL COMMON STOCKS......................................             16,668,644,297           99.7%
                                                                     ---------------          ------

TEMPORARY CASH INVESTMENTS -- (0.4%)
      State Street Institutional Liquid Reserves, 0.074%. 69,498,079      69,498,079            0.4%
                                                                     ---------------          ------

                                                           Shares/
                                                            Face
                                                           Amount
                                                           -------
                                                            (000)
SECURITIES LENDING COLLATERAL -- (2.6%)
(S)@  DFA Short Term Investment Fund..................... 38,162,068     441,535,131            2.7%
                                                                     ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $10,925,873,386)...............................              $17,179,677,507          102.8%
                                                                     ===============          ======

THE U.S. LARGE CAP VALUE SERIES
CONTINUED

Summary of the Series' investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     Investments in Securities (Market Value)
                               ----------------------------------------------------
                                   Level 1       Level 2    Level 3      Total
                               --------------- ------------ ------- ---------------
Common Stocks
  Consumer Discretionary...... $ 1,991,070,293           --   --    $ 1,991,070,293
  Consumer Staples............   1,182,208,065           --   --      1,182,208,065
  Energy......................   3,704,757,842           --   --      3,704,757,842
  Financials..................   3,774,500,197           --   --      3,774,500,197
  Health Care.................   1,607,899,133           --   --      1,607,899,133
  Industrials.................   1,903,664,471           --   --      1,903,664,471
  Information Technology......   1,201,394,592           --   --      1,201,394,592
  Materials...................     555,469,346           --   --        555,469,346
  Telecommunication Services..     693,080,246           --   --        693,080,246
  Utilities...................      54,600,112           --   --         54,600,112
Temporary Cash Investments....      69,498,079           --   --         69,498,079
Securities Lending Collateral.              -- $441,535,131   --        441,535,131
                               --------------- ------------   --    ---------------
TOTAL......................... $16,738,142,376 $441,535,131   --    $17,179,677,507
                               =============== ============   ==    ===============

                See accompanying Notes to Financial Statements.

                      THE DFA INTERNATIONAL VALUE SERIES

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                 Percentage
                                         Shares     Value++    of Net Assets**
                                         ------     -------    ---------------
  COMMON STOCKS -- (90.6%)
  AUSTRALIA -- (4.6%)
      Santos, Ltd...................... 4,099,271 $ 52,558,232            0.6%
      Wesfarmers, Ltd.................. 2,586,337  102,933,877            1.1%
      Other Securities.................            321,643,082            3.3%
                                                  ------------           -----
  TOTAL AUSTRALIA......................            477,135,191            5.0%
                                                  ------------           -----

  AUSTRIA -- (0.1%)
      Other Securities.................             15,658,992            0.2%
                                                  ------------           -----

  BELGIUM -- (1.2%)
      Other Securities.................            128,323,164            1.4%
                                                  ------------           -----

  CANADA -- (8.0%)
  #   Canadian Natural Resources, Ltd.. 1,849,320   75,352,978            0.8%
      Manulife Financial Corp.......... 3,287,435   61,726,575            0.7%
      Suncor Energy, Inc............... 3,750,370  144,670,082            1.5%
      Other Securities.................            554,656,413            5.8%
                                                  ------------           -----
  TOTAL CANADA.........................            836,406,048            8.8%
                                                  ------------           -----

  DENMARK -- (1.6%)
      Other Securities.................            163,115,860            1.7%
                                                  ------------           -----

  FINLAND -- (0.9%)
      Other Securities.................             94,719,007            1.0%
                                                  ------------           -----

  FRANCE -- (9.5%)
      AXA SA........................... 4,004,754  104,508,095            1.1%
      BNP Paribas SA................... 1,975,744  148,466,225            1.6%
      Cie de St-Gobain................. 1,078,023   66,045,558            0.7%
  #   GDF Suez......................... 3,247,971   81,859,990            0.9%
      Orange SA........................ 3,875,091   62,781,400            0.7%
      Renault SA.......................   740,603   72,408,643            0.8%
      Societe Generale SA.............. 1,296,228   80,725,428            0.8%
      Vivendi SA....................... 3,686,124   99,034,179            1.0%
      Other Securities.................            279,123,896            2.8%
                                                  ------------           -----
  TOTAL FRANCE.........................            994,953,414           10.4%
                                                  ------------           -----

  GERMANY -- (7.4%)
  #   Allianz SE.......................   518,031   90,152,856            1.0%
      Bayerische Motoren Werke AG......   683,720   85,946,981            0.9%
      Daimler AG....................... 2,088,586  194,445,529            2.0%
  #   E.ON SE.......................... 3,638,090   69,687,054            0.7%
  #   Muenchener Rueckversicherungs AG.   297,828   68,845,597            0.7%
      RWE AG........................... 1,358,567   51,844,377            0.6%
      Other Securities.................            207,837,909            2.2%
                                                  ------------           -----
  TOTAL GERMANY........................            768,760,303            8.1%
                                                  ------------           -----

  HONG KONG -- (1.9%)
      Hutchison Whampoa, Ltd........... 5,076,000   69,640,150            0.7%
      Other Securities.................            134,088,552            1.4%
                                                  ------------           -----
  TOTAL HONG KONG......................            203,728,702            2.1%
                                                  ------------           -----

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                                         Percentage
                                               Shares      Value++     of Net Assets**
                                               ------      -------     ---------------
IRELAND -- (0.2%)
    Other Securities........................            $   18,770,592            0.2%
                                                        --------------           -----

ISRAEL -- (0.3%)
    Other Securities........................                32,609,956            0.3%
                                                        --------------           -----

ITALY -- (1.6%)
    UniCredit SpA...........................  6,290,570     56,361,264            0.6%
    Other Securities........................               113,430,866            1.2%
                                                        --------------           -----
TOTAL ITALY.................................               169,792,130            1.8%
                                                        --------------           -----

JAPAN -- (18.3%)
    Mitsubishi Corp.........................  3,482,500     62,362,177            0.7%
    Mitsubishi UFJ Financial Group, Inc..... 24,653,206    131,142,580            1.4%
    Mitsui & Co., Ltd.......................  4,220,700     59,859,529            0.6%
    Mizuho Financial Group, Inc............. 42,833,200     83,893,411            0.9%
    Nippon Steel & Sumitomo Metal Corp...... 19,029,940     49,927,655            0.5%
    Sumitomo Mitsui Financial Group, Inc....  1,688,300     66,739,011            0.7%
    Other Securities........................             1,455,186,354           15.2%
                                                        --------------           -----
TOTAL JAPAN.................................             1,909,110,717           20.0%
                                                        --------------           -----

NETHERLANDS -- (3.2%)
#   ArcelorMittal...........................  3,159,312     51,374,315            0.5%
*   ING Groep NV............................  6,479,202     92,619,251            1.0%
    Other Securities........................               195,212,987            2.1%
                                                        --------------           -----
TOTAL NETHERLANDS...........................               339,206,553            3.6%
                                                        --------------           -----

NEW ZEALAND -- (0.1%)
    Other Securities........................                 8,078,915            0.1%
                                                        --------------           -----

NORWAY -- (0.7%)
    Other Securities........................                70,152,730            0.7%
                                                        --------------           -----

PORTUGAL -- (0.1%)
    Other Securities........................                 8,215,156            0.1%
                                                        --------------           -----

SINGAPORE -- (1.1%)
    Other Securities........................               118,422,958            1.2%
                                                        --------------           -----

SPAIN -- (2.6%)
    Banco Santander SA......................  8,200,002     81,554,496            0.8%
    Iberdrola SA............................  9,376,631     65,500,776            0.7%
    Other Securities........................               119,686,535            1.3%
                                                        --------------           -----
TOTAL SPAIN.................................               266,741,807            2.8%
                                                        --------------           -----

SWEDEN -- (2.9%)
    Nordea Bank AB..........................  5,366,449     77,763,053            0.8%
    Telefonaktiebolaget LM Ericsson Class B.  4,713,081     56,832,490            0.6%
    Other Securities........................               163,261,946            1.7%
                                                        --------------           -----
TOTAL SWEDEN................................               297,857,489            3.1%
                                                        --------------           -----

SWITZERLAND -- (8.8%)
    Credit Suisse Group AG..................  1,928,358     61,134,025            0.6%
    Holcim, Ltd.............................    887,877     81,432,888            0.9%
    Novartis AG.............................  2,434,443    211,632,207            2.2%
    Novartis AG ADR.........................    681,571     59,255,783            0.6%

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

                                                                            Percentage
                                                Shares        Value++     of Net Assets**
                                                ------        -------     ---------------
SWITZERLAND -- (Continued)
      Swiss Re AG.............................  1,412,545 $   123,514,466            1.3%
      UBS AG..................................  4,344,251      90,855,076            1.0%
      Zurich Insurance Group AG...............    321,452      92,179,146            1.0%
      Other Securities........................                194,865,896            2.0%
                                                          ---------------          ------
TOTAL SWITZERLAND.............................                914,869,487            9.6%
                                                          ---------------          ------

UNITED KINGDOM -- (15.5%)
      Anglo American P.L.C....................  2,938,851      78,564,591            0.8%
      Barclays P.L.C. Sponsored ADR...........  5,037,005      86,183,156            0.9%
      BP P.L.C. Sponsored ADR.................  6,938,726     351,238,309            3.7%
      Glencore Xstrata P.L.C..................  9,442,477      50,949,377            0.5%
#     HSBC Holdings P.L.C. Sponsored ADR......  1,892,534      97,124,844            1.0%
      Kingfisher P.L.C........................  8,040,406      56,896,948            0.6%
#     Royal Dutch Shell P.L.C. ADR(780259107).  3,323,210     281,309,727            3.0%
      Royal Dutch Shell P.L.C. ADR(780259206).    755,142      59,459,881            0.6%
      Vodafone Group P.L.C.................... 19,078,000      72,431,667            0.8%
      Vodafone Group P.L.C. Sponsored ADR.....  2,056,797      78,076,025            0.8%
      Other Securities........................                401,284,528            4.2%
                                                          ---------------          ------
TOTAL UNITED KINGDOM..........................              1,613,519,053           16.9%
                                                          ---------------          ------
TOTAL COMMON STOCKS...........................              9,450,148,224           99.1%
                                                          ---------------          ------

PREFERRED STOCKS -- (0.3%)
GERMANY -- (0.3%)
      Other Securities........................                 28,133,374            0.3%
                                                          ---------------          ------

RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
      Other Securities........................                         --            0.0%
                                                          ---------------          ------

FRANCE -- (0.0%)
      Other Securities........................                    304,214            0.0%
                                                          ---------------          ------

HONG KONG -- (0.0%)
      Other Securities........................                     49,049            0.0%
                                                          ---------------          ------

SPAIN -- (0.0%)
      Other Securities........................                  1,734,756            0.0%
                                                          ---------------          ------

TOTAL RIGHTS/WARRANTS.........................                  2,088,019            0.0%
                                                          ---------------          ------

                                                Shares/
                                                 Face
                                                Amount        Value+
                                                -------       ------
                                                 (000)
SECURITIES LENDING COLLATERAL -- (9.1%)
(S)@  DFA Short Term Investment Fund.......... 82,550,804     955,112,801           10.0%
                                                          ---------------          ------
TOTAL INVESTMENTS -- (100.0%)
 (Cost $8,605,115,658)........................            $10,435,482,418          109.4%
                                                          ===============          ======

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED

Summary of the Series' investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     Investments in Securities (Market Value)
                               -----------------------------------------------------
                                  Level 1        Level 2     Level 3      Total
                               -------------- -------------- ------- ---------------
Common Stocks
  Australia................... $    1,974,118 $  475,161,073   --    $   477,135,191
  Austria.....................             --     15,658,992   --         15,658,992
  Belgium.....................      3,952,688    124,370,476   --        128,323,164
  Canada......................    836,406,048             --   --        836,406,048
  Denmark.....................             --    163,115,860   --        163,115,860
  Finland.....................      2,128,584     92,590,423   --         94,719,007
  France......................      5,948,762    989,004,652   --        994,953,414
  Germany.....................     76,929,392    691,830,911   --        768,760,303
  Hong Kong...................             --    203,728,702   --        203,728,702
  Ireland.....................      6,301,524     12,469,068   --         18,770,592
  Israel......................             --     32,609,956   --         32,609,956
  Italy.......................     24,068,580    145,723,550   --        169,792,130
  Japan.......................     62,859,115  1,846,251,602   --      1,909,110,717
  Netherlands.................     27,544,627    311,661,926   --        339,206,553
  New Zealand.................             --      8,078,915   --          8,078,915
  Norway......................        322,262     69,830,468   --         70,152,730
  Portugal....................             --      8,215,156   --          8,215,156
  Singapore...................             --    118,422,958   --        118,422,958
  Spain.......................     15,348,649    251,393,158   --        266,741,807
  Sweden......................     11,416,422    286,441,067   --        297,857,489
  Switzerland.................    102,217,682    812,651,805   --        914,869,487
  United Kingdom..............    996,765,713    616,753,340   --      1,613,519,053
Preferred Stocks
  Germany.....................             --     28,133,374   --         28,133,374
Rights/Warrants
  Australia...................             --             --   --                 --
  France......................             --        304,214   --            304,214
  Hong Kong...................             --         49,049   --             49,049
  Spain.......................             --      1,734,756   --          1,734,756
Securities Lending Collateral.             --    955,112,801   --        955,112,801
                               -------------- --------------   --    ---------------
TOTAL......................... $2,174,184,166 $8,261,298,252   --    $10,435,482,418
                               ============== ==============   ==    ===============


                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                              The U.S.      The DFA
                                                                                             Large Cap   International
                                                                                            Value Series Value Series*
                                                                                            ------------ -------------
ASSETS:
Investments at Value (including $432,843 and $922,064 of securities on loan, respectively). $16,668,644   $ 9,480,370
Temporary Cash Investments at Value & Cost.................................................      69,498            --
Collateral from Securities on Loan Invested in Affiliate at Value & Cost...................     441,535       955,113
Foreign Currencies at Value................................................................          --        34,442
Cash.......................................................................................          --        12,095
Receivables:
  Investment Securities Sold...............................................................      22,131         8,683
  Dividends, Interest and Tax Reclaims.....................................................      14,957        38,974
  Securities Lending Income................................................................         265         2,482
Unrealized Gain on Foreign Currency Contracts..............................................          --             8
                                                                                            -----------   -----------
     Total Assets..........................................................................  17,217,030    10,532,167
                                                                                            -----------   -----------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned.........................................................     441,535       955,113
  Investment Securities Purchased..........................................................      61,418        36,644
  Due to Advisor...........................................................................       1,360         1,541
Unrealized Loss on Foreign Currency Contracts..............................................          --            10
Accrued Expenses and Other Liabilities.....................................................         779           474
                                                                                            -----------   -----------
     Total Liabilities.....................................................................     505,092       993,782
                                                                                            -----------   -----------
NET ASSETS................................................................................. $16,711,938   $ 9,538,385
                                                                                            ===========   ===========
Investments at Cost........................................................................ $10,414,840   $ 7,650,003
                                                                                            ===========   ===========
Foreign Currencies at Cost................................................................. $        --   $    34,284
                                                                                            ===========   ===========

----------
* See Note I in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                                               The U.S.      The DFA
                                                                              Large Cap   International
                                                                             Value Series Value Series
                                                                             ------------ -------------
Investment Income
  Dividends (Net of Foreign Taxes Withheld of $0 and $11,473, respectively).  $  148,837    $270,261
  Interest..................................................................           3           1
  Income from Securities Lending............................................       1,553       5,549
                                                                              ----------    --------
     Total Investment Income................................................     150,393     275,811
                                                                              ----------    --------
Expenses
  Investment Advisory Services Fees.........................................       7,825       8,965
  Accounting & Transfer Agent Fees..........................................         403         236
  Custodian Fees............................................................          75         362
  Shareholders' Reports.....................................................           9           5
  Directors'/Trustees' Fees & Expenses......................................          99          59
  Professional Fees.........................................................         172         101
  Other.....................................................................          36          47
                                                                              ----------    --------
     Total Expenses.........................................................       8,619       9,775
                                                                              ----------    --------
  Fees Paid Indirectly......................................................          --          (5)
                                                                              ----------    --------
  Net Expenses..............................................................       8,619       9,770
                                                                              ----------    --------
  Net Investment Income (Loss)..............................................     141,774     266,041
                                                                              ----------    --------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold*.............................................     366,497     124,552
    Foreign Currency Transactions...........................................          --         335
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency..............................     907,355     101,142
    Translation of Foreign Currency Denominated Amounts.....................          --          66
                                                                              ----------    --------
  Net Realized and Unrealized Gain (Loss)...................................   1,273,852     226,095
                                                                              ----------    --------
Net Increase (Decrease) in Net Assets Resulting from Operations.............  $1,415,626    $492,136
                                                                              ==========    ========

----------
* Net of foreign capital gain taxes withheld of $0 and $7, respectively.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                               The U.S. Large Cap Value  The DFA International Value
                                                                        Series                    Series
                                                               ------------------------  --------------------------
                                                               Six Months       Year     Six Months        Year
                                                                  Ended        Ended        Ended         Ended
                                                                April 30,     Oct. 31,    April 30,      Oct. 31,
                                                                  2014          2013        2014           2013
                                                               -----------  -----------  -----------   -----------
                                                               (Unaudited)               (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)................................ $   141,774  $   250,494  $  266,041    $   252,489
  Net Realized Gain (Loss) on:
    Investment Securities Sold*...............................     366,497    1,042,669     124,552        394,216
    Futures...................................................          --           --          --         (1,587)
    Foreign Currency Transactions.............................          --           --         335         (2,158)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency................     907,355    2,531,751     101,142      1,329,657
    Translation of Foreign Currency Denominated Amounts.......          --           --          66            544
                                                               -----------  -----------  ----------    -----------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations..............................................   1,415,626    3,824,914     492,136      1,973,161
                                                               -----------  -----------  ----------    -----------
Transactions in Interest:
  Contributions...............................................     825,366    1,639,135     469,662      1,055,913
  Withdrawals.................................................    (368,042)  (1,214,213)   (215,543)    (1,475,193)
                                                               -----------  -----------  ----------    -----------
     Net Increase (Decrease) from Transactions in Interest....     457,324      424,922     254,119       (419,280)
                                                               -----------  -----------  ----------    -----------
     Total Increase (Decrease) in Net Assets..................   1,872,950    4,249,836     746,255      1,553,881
Net Assets
  Beginning of Period.........................................  14,838,988   10,589,152   8,792,130      7,238,249
                                                               -----------  -----------  ----------    -----------
  End of Period............................................... $16,711,938  $14,838,988  $9,538,385    $ 8,792,130
                                                               ===========  ===========  ==========    ===========

----------
* Net of foreign capital gain taxes withheld of $0, $0, $7 and $3, respectively.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                             FINANCIAL HIGHLIGHTS


                                                          The U.S. Large Cap Value Series
                                   ----------------------------------------------------------------------------  --------------
                                     Six Months        Year         Year        Year        Year        Year      Six Months
                                        Ended         Ended        Ended       Ended       Ended       Ended         Ended
                                      April 30,      Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,     April 30,
                                        2014           2013         2012        2011        2010        2009         2014
--------------------------------------------------------------------------------------------------------------------------------
                                     (Unaudited)                                                                  (Unaudited)
Total Return......................        9.45%(C)       35.68%       18.31%       5.69%      19.96%      11.90%       5.51%(C)
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)...................... $16,711,938     $14,838,988  $10,589,152  $9,335,107  $8,816,400  $7,508,400  $9,538,385
Ratio of Expenses to Average Net
 Assets...........................        0.11%(D)        0.11%        0.12%       0.12%       0.12%       0.13%       0.22%(D)
Ratio of Expenses to Average Net
 Assets (Excluding Fees Paid
 Indirectly)......................        0.11%(D)        0.11%        0.12%       0.12%       0.12%       0.13%       0.22%(D)
Ratio of Net Investment Income to
 Average Net Assets...............        1.81%(D)        1.98%        2.15%       1.79%       2.02%       2.42%       5.94%(D)
Portfolio Turnover Rate...........           8%(C)          15%          10%         14%         28%         29%          8%(C)
--------------------------------------------------------------------------------------------------------------------------------

                                         The DFA International Value Series
                                   ------------------------------------------------------------
                                      Year        Year         Year        Year        Year
                                     Ended       Ended        Ended       Ended       Ended
                                    Oct. 31,    Oct. 31,     Oct. 31,    Oct. 31,    Oct. 31,
                                      2013        2012         2011        2010        2009
-----------------------------------------------------------------------------------------------

Total Return......................      28.18%       3.17%      (8.04)%      11.13%      35.41%
-----------------------------------------------------------------------------------------------
Net Assets, End of Period
 (thousands)...................... $8,792,130  $7,238,249  $6,955,907   $6,919,633  $6,191,964
Ratio of Expenses to Average Net
 Assets...........................       0.22%       0.24%       0.23%        0.24%       0.24%
Ratio of Expenses to Average Net
 Assets (Excluding Fees Paid
 Indirectly)......................       0.22%       0.24%       0.23%        0.24%       0.24%
Ratio of Net Investment Income to
 Average Net Assets...............       3.20%       3.75%       3.47%        2.55%       3.22%
Portfolio Turnover Rate...........         15%         14%          9%          20%         18%
-----------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                       THE DFA INVESTMENT TRUST COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


A. Organization:

   The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of eleven portfolios, two of which, The U.S. Large Cap Value Series and The DFA International Value Series (the "Series"), are presented in this section of the report. The remaining operational portfolios are presented in separate reports.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Series utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

   Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price at the close of the exchanges on which they are principally traded (official closing price). International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series value the securities at the mean of the most recent quoted bid and asked prices which approximate fair value. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of Dimensional Fund Advisors LP) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The DFA International Value Series (the "International Series") will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT, the previous day), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset value of the International

Series is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Series prices its shares at the close of the NYSE, the International Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Series foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the International Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Series utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of the International Series. When the International Series uses fair value pricing, the values assigned to the International Series foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Listed derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy.

   A summary of the inputs used to value the Series' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the six months ended April 30, 2014, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Series.

   2. Foreign Currency Translation: Securities and other assets and liabilities of the International Series whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The International Series does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Series and the U.S. dollar equivalent amounts actually received or paid.

   3. Deferred Compensation Plan: Each eligible Director/Trustee of the Trust may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and
(ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2014, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

   The International Series may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides investment advisory services to each Series. For the six months ended April 30, 2014, the investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% and 0.20% of average daily net assets for The U.S. Large Cap Value Series and The DFA International Value Series, respectively.

Earned Income Credit:

   In addition, the Series entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Series' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. During the six months ended April 30, 2014, expenses reduced were as follows (amounts in thousands):

                                                     Fees Paid
                                                     Indirectly
                                                     ----------
                 The DFA International Value Series.     $5

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the six months ended April 30, 2014, the total related amounts paid by the Trust to the CCO were $41 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

   At April 30, 2014, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

                    The U.S. Large Cap Value Series.... $383
                    The DFA International Value Series.  276

E. Purchases and Sales of Securities:

   For the six months ended April 30, 2014, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

                                               Purchases    Sales
                                               ---------- ----------
           The U.S. Large Cap Value Series.... $1,851,848 $1,259,638
           The DFA International Value Series.  1,125,082    709,817

   There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

   No provision for federal income taxes is required since the Series are treated as partnerships for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to their respective partners.

   At April 30, 2014, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                 Net
                                                                              Unrealized
                                     Federal     Unrealized    Unrealized    Appreciation
                                     Tax Cost   Appreciation (Depreciation) (Depreciation)
                                    ----------- ------------ -------------- --------------
The U.S. Large Cap Value Series.... $10,926,067  $6,313,025    $ (59,415)     $6,253,610
The DFA International Value Series.   8,613,314   2,266,781     (444,612)      1,822,169

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Series' tax positions and has concluded that no additional provision for income tax is required in any Series' financial statements. No Series is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Series' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

   In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Series may be inhibited.

H. Line of Credit:

   The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit was scheduled to expire on March 3, 2014, however, effective March 3, 2014, the term was extended until March 2, 2015.

   The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 10, 2014 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 9, 2015.

   For the six months ended April 30, 2014, borrowings by the Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                      Weighted      Weighted    Number of   Interest Maximum Amount
                                       Average      Average        Days     Expense  Borrowed During
                                    Interest Rate Loan Balance Outstanding* Incurred   The Period
                                    ------------- ------------ ------------ -------- ---------------
The U.S. Large Cap Value Series....     0.85%       $12,485         8          $2        $32,996
The DFA International Value Series.     0.83%        10,282         4           1         11,874

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2014, that each Series' available line of credit was utilized.

   There were no outstanding borrowings by the Series under the lines of credit as of April 30, 2014.

I. Securities Lending:

   As of April 30, 2014, each Series had securities on loan to brokers/dealers, for which each Series received cash collateral. Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. In addition, The DFA International Value Series received non-cash collateral consisting of short and/or long term U.S. Treasury securities with a market value of $24,703 (in thousands). Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies,
(ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

   Subject to their stated investment policies, each Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Such Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

   Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

   In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

K. Other:

   The Series are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buyout transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management's view of these matters may change in the future.

   The U.S. Large Cap Value Series has been named as a defendant in a multi-district litigation pending in the United States District Court for the Southern District of New York (the "Court"), captioned In re Tribune Company Fraudulent Conveyance Litigation, No. 11-MD-2296-RJS (the "Tribune MDL"). The Tribune MDL arises from the 2007 leveraged buyout of The Tribune Company ("Tribune") (the "LBO") and Tribune's subsequent bankruptcy and reorganization. In connection with the LBO, thousands of Tribune shareholders, including The U.S. Large Cap Value Series, sold Tribune shares back to Tribune for $34 per share. The Tribune MDL includes a series of lawsuits brought by individual creditors of Tribune (the "Individual Creditor Actions") and a lawsuit brought by a court-appointed trustee on behalf of the committee of unsecured creditors of Tribune (the "Committee Action," and with the Individual Creditor Actions, collectively referred to as the "Lawsuits"). The Lawsuits seek to unwind the LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Tribune shareholders who participated in the LBO. On September 23, 2013, the Court entered an order dismissing the Individual Creditor Actions in their entirety on the grounds that the individual creditor plaintiffs lack standing to pursue their claims. The Court's dismissal order is on appeal to the Second Circuit. The Committee Action remains pending, and a motion to dismiss on behalf of all shareholder defendants in the Committee Action was filed on May 23, 2014. Briefing on the motion to dismiss will be completed by July 2014, with oral argument on the motion to be held thereafter. The Committee Action is stayed pending the disposition of the motion to dismiss.

   Litigation counsel to The U.S. Large Cap Value Series in the Lawsuits does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the Lawsuits or quantify the ultimate exposure to The U.S. Large Cap Value Series arising from the Lawsuits. Until The U.S. Large Cap Value Series can do so, no reduction of the net asset value of The U.S. Large Cap Value Series will be made relating to the Lawsuits. However, even if the plaintiffs in the Lawsuits were to obtain the full recovery the plaintiffs seek, the amount would be less than 1% of The U.S. Large Cap Value Series' net asset value at this time.

   The U.S. Large Cap Value Series also cannot predict what its size might be at the time the cost of the Lawsuits might be quantifiable and thus potentially deducted from its net asset value. Therefore, at this time, those investors buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on the net asset value of The U.S. Large Cap Value Series, with no adjustment relating to the

Lawsuits. The attorneys' fees and costs relating to the Lawsuits will be taken as expenses by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expense incurred by The U.S. Large Cap Value Series.

L. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Series and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning
July 1st and ending June 30th.

               BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

   At the Board meeting held on December 13, 2013 (the "Meeting"), the Board of Directors of Dimensional Investment Group Inc. and the Board of Trustees of The DFA Investment Trust Company (together, the "Board") considered the continuation of the investment advisory/management agreements for each portfolio or series (collectively, the "Funds") and the sub-advisory agreements for The DFA International Value Series. For The DFA International Value Series, Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as sub-advisors. (The investment advisory/management agreements and the sub-advisory agreements are referred to as the "Advisory Agreements," and the Advisor and sub-advisors are referred to as the "Advisor.")

   Prior to the Meeting, independent counsel to the Independent Board Members sent to the Advisor a request for information, which identified the information that the Independent Board Members wished to receive in order to consider the continuation of the Advisory Agreements. The Independent Board Members met with their independent counsel in advance of the Meeting to discuss the materials provided by the Advisor, the independent reports prepared by Morningstar Associates, LLC (the "Morningstar Reports"), and issues related to the continuation of the Advisory Agreements. Also in advance of the Meeting, management provided additional materials to address and respond to questions that the Independent Board Members posed after their review and analysis of materials provided by the Advisor and the Morningstar Reports.

   At the Meeting, the Board considered a number of factors when considering the continuation of each Advisory Agreement for a Fund, including: (i) the nature, extent and quality of services provided by the Advisor to each Fund;
(ii) the performance of each Fund and the Advisor; (iii) the fees and expenses borne by each Fund; (iv) the profitability realized by the Advisor from the relationship with each Fund; and (v) whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of the advisory fee charged.

   When considering the nature and quality of the services provided by the Advisor to a Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals currently providing management services to the Fund; and (c) the Advisor's investment advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment management services provided by the Advisor. After analyzing the caliber of services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

   In considering the performance of each Fund, the Board analyzed the Morningstar Reports, which compared the performance of each Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of each Fund and its benchmark index, over multiple performance periods, along with the Advisor's explanation of the performance. The Board concluded that the Advisor's explanations provided a sound basis for understanding the comparative performance of the Funds. The Board determined based on the Fund's investment strategies and the expectations of its shareholder base, among other things, that the performance of each Fund was reasonable as compared with relevant performance standards.

   When considering the fees and expenses borne by each Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services as provided in the Morningstar Reports. The Board concluded that the advisory fees and total expenses of each Fund over various periods were favorable in relation to those of its peer funds, and that the advisory fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

   The Board considered the profitability of each Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing services to each Fund, including administrative fees paid by the feeder portfolios. The Board considered the profitability to the Advisor of managing and servicing the Funds and the Advisor's unregistered clients, such as collective trusts, group trusts and separate accounts. Upon closely examining the Advisor's profitability, the Board concluded, among other things, that it was reasonable.

   The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

 [LOGO]                                                        DFA043014-003S

[LOGO]

SEMI-ANNUAL REPORT
six months ended: April 30, 2014 (Unaudited)

DFA Investment Dimensions Group Inc.
Dimensional Retirement Equity Fund II
Dimensional Retirement Fixed Income Fund II
Dimensional Retirement Fixed Income Fund III

[LOGO]

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

May 2014

Dear Fellow Shareholder,

Since our founding 33 years ago, Dimensional has grown into a global asset management firm. We believe well-functioning markets that bring together investors who supply capital with companies that put capital to work are what make our business and investment approach successful.

At Dimensional, we combine insights gained from academia and a belief in the power of markets with decades of practical experience implementing in competitive markets. By applying this approach, we have built up a long and compelling track record across global equity and fixed income markets.

Sincerely,

/s/ David G. Booth

David G. Booth
Chairman and Co-Chief Executive Officer

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              SEMI-ANNUAL REPORT
                                  (Unaudited)

                               Table of Contents

                                                                  Page
                                                                  ----
         Letter to Shareholders
         Definitions of Abbreviations and Footnotes..............   1
            Disclosure of Fund Expenses..........................   2
            Disclosure of Portfolio Holdings.....................   4
            Schedules of Investments
                Dimensional Retirement Equity Fund II............   5
                Dimensional Retirement Fixed Income Fund II......   6
                Dimensional Retirement Fixed Income Fund III.....   7
            Statements of Assets and Liabilities.................   8
            Statements of Operations.............................   9
            Statements of Changes in Net Assets..................  10
            Financial Highlights.................................  11
            Notes to Financial Statements........................  12
         Voting Proxies on Fund Portfolio Securities.............  19
         Board Approval of Investment Advisory Agreements........  20

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments
------------------------

Investment Footnotes
+    See Note B to Financial Statements.
^^^  Face Amount of security is not adjusted for inflation.

Financial Highlights
--------------------
(A)  Computed using average shares outstanding.
(B)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
     Master Funds.
(C)  Annualized.
(D)  Non-Annualized.
(E)  Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

All Statements, Schedules and Notes to Financial Statements
-----------------------------------------------------------
--   Amounts designated as -- are either zero or rounded to zero.
SEC  Securities and Exchange Commission
(a)  Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                                       Six Months Ended April 30, 2014
EXPENSE TABLES
                                               Beginning  Ending              Expenses
                                                Account  Account   Annualized   Paid
                                                 Value    Value     Expense    During
                                               11/01/13  04/30/14    Ratio*   Period*
                                               --------- --------- ---------- --------
Dimensional Retirement Equity Fund II**
---------------------------------------
Actual Fund Return............................ $1,000.00 $1,072.20    0.40%    $2.06
Hypothetical 5% Annual Return................. $1,000.00 $1,022.81    0.40%    $2.01

Dimensional Retirement Fixed Income Fund II**
---------------------------------------------
Actual Fund Return............................ $1,000.00 $1,005.50    0.40%    $1.99
Hypothetical 5% Annual Return................. $1,000.00 $1,022.81    0.40%    $2.01

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                              Beginning  Ending              Expenses
                                               Account  Account   Annualized   Paid
                                                Value    Value     Expense    During
                                              11/01/13  04/30/14    Ratio*   Period*
                                              --------- --------- ---------- --------
Dimensional Retirement Fixed Income Fund III
--------------------------------------------
Actual Fund Return........................... $1,000.00 $1,051.30    0.40%    $2.03
Hypothetical 5% Annual Return................ $1,000.00 $1,022.81    0.40%    $2.01

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

**The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Funds' portion of the expenses of its Master Funds (Affiliated Investment Companies).

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on March 31, 2014. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

FUNDS OF FUNDS

                                               Affiliated Investment Companies
                                               -------------------------------
  Dimensional Retirement Equity Fund II.......              100.0%
  Dimensional Retirement Fixed Income Fund II.              100.0%

FIXED INCOME PORTFOLIO

                 Dimensional Retirement Fixed Income Fund III
              Government................................... 100.0%
                                                            -----
                                                            100.0%

                     DIMENSIONAL RETIREMENT EQUITY FUND II

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                            Shares   Value+
                                                            ------ ----------
  AFFILIATED INVESTMENT COMPANIES -- (99.8%)
  Investment in U.S. Large Company Portfolio of
    Dimensional Investment Group Inc....................... 56,991 $  848,026
  Investment in U.S. Core Equity 1 Portfolio of
    DFA Investment Dimensions Group Inc.................... 50,228    843,324
  Investment in Large Cap International Portfolio of
    DFA Investment Dimensions Group Inc.................... 14,751    339,119
  Investment in International Core Equity Portfolio of
    DFA Investment Dimensions Group Inc....................  9,479    124,834
  Investment in The Emerging Markets Series of
    The DFA Investment Trust Company.......................            81,975
  Investment in Emerging Markets Core Equity Portfolio of
    DFA Investment Dimensions Group Inc....................  1,825     35,983
                                                                   ----------
     TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
       (Cost $1,979,340)...................................         2,273,261
                                                                   ----------

  TEMPORARY CASH INVESTMENTS -- (0.2%)
  State Street Institutional Liquid Reserves, 0.074%
    (Cost $4,631)..........................................  4,631      4,631
                                                                   ----------
     TOTAL INVESTMENTS -- (100.0%)
       (Cost $1,983,971)...................................        $2,277,892
                                                                   ==========

Summary of the Fund's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      Investments in Securities (Market Value)
                                      -------------------------------------
                                       Level 1      Level 2 Level 3   Total
                                      ----------    ------- ------- ----------
     Affiliated Investment Companies. $2,273,261      --      --    $2,273,261
     Temporary Cash Investments......      4,631      --      --         4,631
                                      ----------      --      --    ----------
     TOTAL........................... $2,277,892      --      --    $2,277,892
                                      ==========      ==      ==    ==========


                See accompanying Notes to Financial Statements.

                  DIMENSIONAL RETIREMENT FIXED INCOME FUND II

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                                               Shares   Value+
                                                               ------ ----------
AFFILIATED INVESTMENT COMPANIES -- (99.7%)
Investment in DFA Inflation-Protected Securities Portfolio of
  DFA Investment Dimensions Group Inc......................... 87,283 $1,034,306
Investment in DFA One-Year Fixed Income Portfolio of
  DFA Investment Dimensions Group Inc.........................  7,358     75,939
Investment in Dimensional Retirement Fixed Income Fund III of
  DFA Investment Dimensions Group Inc.........................    165      1,520
                                                                      ----------
   TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
     (Cost $1,098,738)........................................         1,111,765
                                                                      ----------

TEMPORARY CASH INVESTMENTS -- (0.3%)
State Street Institutional Liquid Reserves, 0.074%
  (Cost $3,881)...............................................  3,881      3,881
                                                                      ----------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $1,102,619)........................................        $1,115,646
                                                                      ==========

Summary of the Fund's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      Investments in Securities (Market Value)
                                      -------------------------------------
                                       Level 1      Level 2 Level 3   Total
                                      ----------    ------- ------- ----------
     Affiliated Investment Companies. $1,111,765      --      --    $1,111,765
     Temporary Cash Investments......      3,881      --      --         3,881
                                      ----------      --      --    ----------
     TOTAL........................... $1,115,646      --      --    $1,115,646
                                      ==========      ==      ==    ==========


                See accompanying Notes to Financial Statements.

                 DIMENSIONAL RETIREMENT FIXED INCOME FUND III

                            SCHEDULE OF INVESTMENTS

                                April 30, 2014
                                  (Unaudited)

                                         Face
                                       Amount^^^
                                         (000)     Value+
                                       ---------   ------
U.S. TREASURY OBLIGATIONS -- (100.0%)
Treasury Inflation Protected Security
  0.750%, 02/15/42....................  $  476   $  445,146
  0.625%, 02/15/43....................   1,536    1,359,195
  1.375%, 02/15/44....................      15       15,915
                                                 ----------
TOTAL U.S. TREASURY OBLIGATIONS.......            1,820,256
                                                 ----------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $1,775,167)...................           $1,820,256
                                                 ==========

Summary of the Fund's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                           Investments in Securities (Market Value)
                           -------------------------------------
                           Level 1     Level 2   Level 3   Total
                           -------    ---------- ------- ----------
U.S. Treasury Obligations.   --       $1,820,256   --    $1,820,256
                             --       ----------   --    ----------
TOTAL.....................   --       $1,820,256   --    $1,820,256
                             ==       ==========   ==    ==========

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                                    Dimensional   Dimensional
                                                                      Dimensional    Retirement    Retirement
                                                                       Retirement   Fixed Income  Fixed Income
                                                                     Equity Fund II   Fund II       Fund III
                                                                     -------------- ------------  ------------
ASSETS:
Investments in Affiliated Investment Companies at Value.............  $      2,273  $      1,112            --
Investments at Value................................................            --            --  $      1,820
Temporary Cash Investments at Value & Cost..........................             5             4            --
Cash................................................................            --            --            31
Receivables:
  Interest..........................................................            --            --             3
  From Advisor......................................................             5            --             2
Prepaid Expenses and Other Assets...................................            13            14            13
                                                                      ------------  ------------  ------------
     Total Assets...................................................         2,296         1,130         1,869
                                                                      ------------  ------------  ------------
LIABILITIES:
Payables:
Accrued Expenses and Other Liabilities..............................            10             7             6
                                                                      ------------  ------------  ------------
     Total Liabilities..............................................            10             7             6
                                                                      ------------  ------------  ------------
NET ASSETS..........................................................  $      2,286  $      1,123  $      1,863
                                                                      ============  ============  ============
SHARES OUTSTANDING, $0.01 PAR VALUE (1).............................       171,576       119,999       202,169
                                                                      ============  ============  ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE..............................................................  $      13.32  $       9.35  $       9.22
                                                                      ============  ============  ============
Investments in Affiliated Investment Companies at Cost..............  $      1,979  $      1,099  $         --
                                                                      ------------  ------------  ------------
Investments at Cost.................................................  $         --  $         --  $      1,775
                                                                      ============  ============  ============
NET ASSETS CONSIST OF:
Paid-In Capital.....................................................  $      1,931  $      1,158  $      2,337
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income).................................................            --            --            10
Accumulated Net Realized Gain (Loss)................................            61           (48)         (529)
Net Unrealized Appreciation (Depreciation)..........................           294            13            45
                                                                      ------------  ------------  ------------
NET ASSETS..........................................................  $      2,286  $      1,123  $      1,863
                                                                      ============  ============  ============
(1) NUMBER OF SHARES AUTHORIZED.....................................   100,000,000   100,000,000   100,000,000
                                                                      ============  ============  ============

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                    FOR THE SIX MONTHS ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                            Dimensional  Dimensional
                                                                              Dimensional    Retirement   Retirement
                                                                              Retirement    Fixed Income Fixed Income
                                                                            Equity Fund II*   Fund II      Fund III
                                                                            --------------- ------------ ------------
Investment Income
  Net Investment Income Allocated from Affiliated Investment Companies:
    Dividends..............................................................      $  1             --           --
    Income Distributions...................................................        17           $  4           --
                                                                                 ----           ----        -----
     Total Net Investment Income Received from Affiliated Investment
      Companies............................................................        18              4           --
                                                                                 ----           ----        -----
Fund Investment Income
  Interest.................................................................        --             --        $  17
                                                                                 ----           ----        -----
     Total Fund Investment Income..........................................        --             --           17
                                                                                 ----           ----        -----
Fund Expenses
  Investment Advisory Services Fees........................................         3              2            3
  Accounting & Transfer Agent Fees.........................................        15             15            2
  Filing Fees..............................................................         8              8            8
  Shareholders' Reports....................................................         1             --            4
  Audit Fees...............................................................         2              2           --
  Legal Fees...............................................................         1              1            4
  Other....................................................................         1              1            1
                                                                                 ----           ----        -----
     Total Expenses........................................................        31             29           22
                                                                                 ----           ----        -----
  Fees (Waived) and/or Expenses Reimbursed (Note C)........................       (29)           (28)         (18)
                                                                                 ----           ----        -----
  Net Expenses.............................................................         2              1            4
                                                                                 ----           ----        -----
  Net Investment Income (Loss).............................................        16              3           13
                                                                                 ----           ----        -----
Realized and Unrealized Gain (Loss)
  Capital Gain Distributions Received from Affiliated Investment Companies.         3             --           --
  Net Realized Gain (Loss) on:
    Affiliated Investment Companies Shares/Investment Securities Sold......        61            (27)        (225)
  Change in Unrealized Appreciation (Depreciation) of:
    Affiliated Investment Companies Shares/Investment Securities...........        50             15          313
                                                                                 ----           ----        -----
  Net Realized and Unrealized Gain (Loss)..................................       114            (12)          88
                                                                                 ----           ----        -----
Net Increase (Decrease) in Net Assets Resulting from Operations............      $130           $ (9)       $ 101
                                                                                 ====           ====        =====

----------
* Investment Income and a portion of Realized and Unrealized Gain (Loss) were allocated from one of the Fund's Master Funds (an Affiliated Investment Company).

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                 Dimensional Retirement Dimensional Retirement Dimensional Retirement
                                                    Equity Fund II      Fixed Income Fund II   Fixed Income Fund III
                                                 ---------------------  ---------------------  ---------------------
                                                 Six Months     Year    Six Months     Year    Six Months     Year
                                                    Ended      Ended       Ended      Ended       Ended      Ended
                                                  April 30,   Oct. 31,   April 30,   Oct. 31,   April 30,   Oct. 31,
                                                    2014        2013       2014        2013       2014        2013
                                                 -----------  --------  -----------  --------  -----------  --------
                                                 (Unaudited)            (Unaudited)            (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss)..................   $    16    $    23     $     3     $    5     $    13    $    31
  Capital Gain Distributions Received from
   Affiliated Investment Companies..............         3         --          --          1          --         --
  Net Realized Gain (Loss) on:
    Affiliated Investment Companies Shares/
     Investment Securities Sold.................        61         21         (27)       (22)       (225)      (304)
  Change in Unrealized Appreciation
   (Depreciation) of:
    Affiliated Investment Companies Shares/
     Investment Securities......................        50        228          15         (2)        313       (305)
                                                   -------    -------     -------     ------     -------    -------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations.................       130        272          (9)       (18)        101       (578)
                                                   -------    -------     -------     ------     -------    -------
Distributions From:
  Net Investment Income.........................       (16)       (23)         (3)        (5)         (7)       (29)
  Net Short-Term Gains..........................       (10)        --          --         --          --         --
  Net Long-Term Gains...........................       (14)        --          --         --          --         --
                                                   -------    -------     -------     ------     -------    -------
     Total Distributions........................       (40)       (23)         (3)        (5)         (7)       (29)
                                                   -------    -------     -------     ------     -------    -------
Capital Share Transactions (1):
  Shares Issued.................................     1,653      2,383       1,204      2,119       1,515      3,807
  Shares Issued in Lieu of Cash Distributions...        39         23           3          5           7         29
  Shares Redeemed...............................    (1,224)    (1,118)     (1,810)      (369)     (1,128)    (2,343)
                                                   -------    -------     -------     ------     -------    -------
     Net Increase (Decrease) from Capital
      Share Transactions........................       468      1,288        (603)     1,755         394      1,493
                                                   -------    -------     -------     ------     -------    -------
     Total Increase (Decrease) in Net Assets....       558      1,537        (615)     1,732         488        886
Net Assets
  Beginning of Period...........................     1,728        191       1,738          6       1,375        489
                                                   -------    -------     -------     ------     -------    -------
  End of Period.................................   $ 2,286    $ 1,728     $ 1,123     $1,738     $ 1,863    $ 1,375
                                                   =======    =======     =======     ======     =======    =======
(1) Shares Issued and Redeemed:
  Shares Issued.................................       129        212         130        223         178        361
  Shares Issued in Lieu of Cash Distributions...         3          2          --          1           1          3
  Shares Redeemed...............................       (96)       (97)       (196)       (39)       (133)      (251)
                                                   -------    -------     -------     ------     -------    -------
     Net Increase (Decrease) from Shares
      Issued and Redeemed.......................        36        117         (66)       185          46        113
                                                   =======    =======     =======     ======     =======    =======
Undistributed Net Investment Income
 (Distributions in Excess of Net Investment
 Income)........................................   $    --    $    --     $    --     $   --     $    10    $     4

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                        Dimensional Retirement Equity Fund II
                                                    ------------------------------------
                                                                                     Period
                                                     Six Months        Year         March 7,
                                                        Ended         Ended        2012(a) to
                                                      April 30,      Oct. 31,       Oct. 31,
                                                        2014           2013           2012
---------------------------------------------------------------------------------------------------
                                                     (Unaudited)
Net Asset Value, Beginning of Period...............   $12.71         $10.24       $10.00
                                                      ------         ------       ------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).................     0.11           0.23         0.16
  Net Gains (Losses) on Securities (Realized and
   Unrealized).....................................     0.79           2.47         0.19
                                                      ------         ------       ------
   Total from Investment Operations................     0.90           2.70         0.35
---------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income............................    (0.11)         (0.23)       (0.11)
  Net Realized Gains...............................    (0.18)            --        (0.00)
                                                      ------         ------       ------
   Total Distributions.............................    (0.29)         (0.23)       (0.11)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.....................   $13.32         $12.71       $10.24
=================================================== ===========     ========    ==========
Total Return.......................................     7.22%(D)      26.77%        3.54%(D)
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)..............   $2,286         $1,728       $  191
Ratio of Expenses to Average Net Assets............     0.40%(B)(C)    0.40%(B)     0.40%(B)(C)(E)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers and Assumption of Expenses)...............     3.52%(B)(C)    5.71%(B)    52.27%(B)(C)(E)
Ratio of Net Investment Income to Average Net
 Assets............................................     1.67%(C)       2.01%        2.40%(C)(E)
Portfolio Turnover Rate............................      N/A            N/A          N/A
---------------------------------------------------------------------------------------------------

                                                     Dimensional Retirement Fixed Income Fund II
                                                    ------------------------------------
                                                                                     Period
                                                     Six Months        Year         May 16,
                                                        Ended         Ended        2012(a) to
                                                      April 30,      Oct. 31,       Oct. 31,
                                                        2014           2013           2012
---------------------------------------------------------------------------------------------------
                                                     (Unaudited)
Net Asset Value, Beginning of Period...............   $ 9.32         $10.18      $ 10.00
                                                      ------         ------      -------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).................     0.01           0.13         0.23
  Net Gains (Losses) on Securities (Realized and
   Unrealized).....................................     0.04          (0.83)        0.06
                                                      ------         ------      -------
   Total from Investment Operations................     0.05          (0.70)        0.29
---------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income............................    (0.02)         (0.16)       (0.11)
  Net Realized Gains...............................       --             --           --
                                                      ------         ------      -------
   Total Distributions.............................    (0.02)         (0.16)       (0.11)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.....................   $ 9.35         $ 9.32      $ 10.18
=================================================== ===========     ========    ==========
Total Return.......................................     0.55%(D)      (6.94)%       2.87%(D)
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)..............   $1,123         $1,738      $     6
Ratio of Expenses to Average Net Assets............     0.40%(B)(C)    0.40%(B)     0.40%(B)(C)(E)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers and Assumption of Expenses)...............     4.54%(B)(C)   17.48%(B)   447.64%(B)(C)(E)
Ratio of Net Investment Income to Average Net
 Assets............................................     0.32%(C)       1.40%        5.07%(C)(E)
Portfolio Turnover Rate............................      N/A            N/A          N/A
---------------------------------------------------------------------------------------------------

                                                    Dimensional Retirement Fixed Income Fund III
                                                    ----------------------------------
                                                                                  Period
                                                    Six Months       Year        March 7,
                                                       Ended        Ended       2012(a) to
                                                     April 30,     Oct. 31,      Oct. 31,
                                                       2014          2013          2012
------------------------------------------------------------------------------------------------
                                                    (Unaudited)
Net Asset Value, Beginning of Period...............   $ 8.80       $ 11.38       $10.00
                                                      ------       -------       ------
Income from Investment Operations
---------------------------------
  Net Investment Income (Loss) (A).................     0.06          0.15         0.12
  Net Gains (Losses) on Securities (Realized and
   Unrealized).....................................     0.39         (2.60)        1.30
                                                      ------       -------       ------
   Total from Investment Operations................     0.45         (2.45)        1.42
------------------------------------------------------------------------------------------------
Less Distributions
------------------
  Net Investment Income............................    (0.03)        (0.13)       (0.04)
  Net Realized Gains...............................       --            --           --
                                                      ------       -------       ------
   Total Distributions.............................    (0.03)        (0.13)       (0.04)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period.....................   $ 9.22       $  8.80       $11.38
=================================================== =============  ==========  ============
Total Return.......................................     5.13%(D)    (21.54)%      14.23%(D)
------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)..............   $1,863       $ 1,375       $  489
Ratio of Expenses to Average Net Assets............     0.40%(C)      0.40%        0.40%(C)(E)
Ratio of Expenses to Average Net Assets (Excluding
 Waivers and Assumption of Expenses)...............     2.36%(C)      2.90%       29.65%(C)(E)
Ratio of Net Investment Income to Average Net
 Assets............................................     1.39%(C)      1.50%        1.68%(C)(E)
Portfolio Turnover Rate............................       40%(D)       120%          11%(D)
------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


A. Organization:

   DFA Investment Dimensions Group Inc. (the "Fund" or "IDG") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of seventy-seven operational portfolios, three of which, Dimensional Retirement Equity Fund II, Dimensional Retirement Fixed Income Fund II and Dimensional Retirement Fixed Income Fund III (each a "Retirement Fund" and collectively, the "Retirement Funds"), are presented in this report. The remaining operational portfolios are presented in separate reports.

   Dimensional Retirement Equity Fund II and Dimensional Retirement Fixed Income Fund II achieve their investment objectives by primarily investing in other portfolios within IDG, Dimensional Investment Group Inc. ("DIG") and The DFA Investment Trust Company ("ITC") (collectively, the "Master Funds"). The Portfolios also invest in short-term temporary cash investments.

                                                                                                  Ownership
Fund of Funds                                Master Funds                                        at 04/30/14
-------------                                ------------                                        -----------
Dimensional Retirement Equity Fund II        U.S. Core Equity 1 Portfolio (IDG)                      --
                                             U.S. Large Company Portfolio (DIG)                      --
                                             Large Cap International Portfolio (IDG)                 --
                                             International Core Equity Portfolio (IDG)               --
                                             Emerging Markets Core Equity Portfolio (IDG)            --
                                             The Emerging Markets Series (ITC)                       --
Dimensional Retirement Fixed Income Fund II  DFA Inflation-Protected Securities Portfolio (IDG)      --
                                             DFA One-Year Fixed Income Portfolio (IDG)               --
                                             Dimensional Retirement Fixed Income Fund III (IDG)      --

   Amounts designated as -- are less than 1%.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Retirement Funds utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Retirement Funds' own assumptions in determining the fair value of investments)

   Debt securities held by the Retirement Funds are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees (the "Board").

   Shares held by the Dimensional Retirement Equity Fund II (except shares of The Emerging Markets Series) and Dimensional Retirement Fixed Income Fund II of the Master Funds, which are treated as regulated investment companies, and the shares held by the Dimensional Retirement Fixed Income Fund III in other investment companies, are valued at their respective daily net asset values as reported by their administrator. Dimensional Retirement Equity Fund II's investment in The Emerging Markets Series, which is taxed as a partnership, reflects its proportionate interest in the net assets of the Series. These securities are generally categorized as Level 1 in the hierarchy.

   A summary of the inputs used to value the Retirement Funds' investments by each major security type is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the six months ended April 30, 2014, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Retirement Funds.

   2. Deferred Compensation Plan: Each eligible Director/Trustee of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2014, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   3. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Retirement Funds estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Retirement Fund are directly charged. Common expenses of the Fund or Retirement Funds are allocated using methods approved by the Board, generally based on average net assets.

C. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides investment advisory services to the Retirement Funds and the Master Funds. For the six months ended April 30, 2014, the investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.30% of each Retirement Fund's average daily net assets.

   Pursuant to an Amended and Restated Fee Waiver and Expense Assumption Agreement (the "Fee Waiver Agreement"), the Advisor has contractually agreed to waive management fees, and in certain instances, assume certain expenses of the Retirement Funds, as described below. The Fee Waiver Agreement for the Retirement Funds will remain in effect through February 28, 2015, and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

   With respect to Dimensional Retirement Equity Fund II and Dimensional Retirement Fixed Income Fund II, the Advisor has contractually agreed to waive up to the full amount of each Portfolio's management fee of 0.30% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolios through their investment in the Master Funds (including each Portfolio's proportionate share of any management fees that a Master Fund paid through its investment in an affiliated cash management fund). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to assume the expenses of a class of each Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding any applicable 12b-1 fees) ("Portfolio Expenses") of such class of the Portfolio so that the Portfolio Expenses do not exceed 0.40% of the average net assets of such class of the Portfolio on an annualized basis.

   With respect to Dimensional Retirement Fixed Income Fund III, the Advisor has contractually agreed to assume the expenses of each class of the Portfolio to the extent necessary to limit the ordinary operating expenses (not including expenses incurred through an investment in other investment companies and any applicable 12b-1 fees) ("Portfolio Expenses") of a class of the Portfolio so that such Portfolio Expenses do not exceed 0.40% of the average net assets of such class of the Portfolio on an annualized basis.

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2014, the total related amounts paid by the Fund to the CCO were $130 (in thousands). The total related amounts paid by each of the Retirement Funds are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

   At April 30, 2014, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

               Dimensional Retirement Equity Fund II........ --
               Dimensional Retirement Fixed Income Fund II.. --
               Dimensional Retirement Fixed Income Fund III. --

E. Purchases and Sales of Securities:

   For the six months ended April 30, 2014, Dimensional Retirement Equity Fund II and Dimensional Retirement Fixed Income Fund II made the following purchases and sales of Affiliated Investment Companies (amounts in thousands):

                                                     Dimensional Retirement Equity Fund II
                                        ----------------------------------------------------------------
                                        Balance at Balance at                  Dividend Distributions of
Affiliated Investment Companies         10/31/2013 4/30/2014  Purchases Sales   Income   Realized Gains
-------------------------------         ---------- ---------- --------- ------ -------- ----------------
U.S. Large Company Portfolio...........   $  641     $  848    $  571   $  414   $ 7           --
U.S. Core Equity 1 Portfolio...........      639        843       578      420     5          $ 3
Large Cap International Portfolio......      258        339       243      174     4           --
International Core Equity Portfolio....       96        125        88       64     1           --
Emerging Markets Core Equity Portfolio.       30         36        29       23    --           --

                                                  Dimensional Retirement Fixed Income Fund II
                                        ----------------------------------------------------------------
                                        Balance at Balance at                  Dividend Distributions of
Affiliated Investment Companies         10/31/2013 4/30/2014  Purchases Sales   Income   Realized Gains
-------------------------------         ---------- ---------- --------- ------ -------- ----------------
DFA Inflation-Protected Securities
  Portfolio............................   $1,583     $1,034    $1,046   $1,585   $ 4           --
DFA One-Year Fixed Income Portfolio....      125         76       120      169    --           --
Dimensional Retirement Fixed Income
  Fund III.............................       41          2         1       38    --           --

   For the six months ended April 30, 2014, Dimensional Retirement Fixed Income Fund III made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

                                               U.S. Government Securities Other Investment Securities
                                               -------------------------- ---------------------------
                                               Purchases       Sales      Purchases       Sales
 -                                             ---------       -----      ---------       -----
 Dimensional Retirement Fixed Income Fund III.  $1,103         $738          --            --

F. Federal Income Taxes:

   Each Retirement Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2013, primarily attributable to net foreign currency gains/losses, non-deductible expenses and distribution redesignations, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                                 Increase       Increase
                                                                (Decrease)     (Decrease)
                                                 Increase     Undistributed   Accumulated
                                                (Decrease)    Net Investment  Net Realized
                                              Paid-In Capital     Income     Gains (Losses)
                                              --------------- -------------- --------------
Dimensional Retirement Equity Fund II........       --              --             --
Dimensional Retirement Fixed Income Fund II..       --              --             --
Dimensional Retirement Fixed Income Fund III.       --              --             --

   The tax character of dividends and distributions declared and paid during the years ended October 31, 2012 and October 31, 2013 were as follows (amounts in thousands):

                                              Net Investment
                                                Income and
                                                Short-Term     Long-Term
                                              Capital Gains  Capital Gains Total
                                              -------------- ------------- -----
Dimensional Retirement Equity Fund II
2012.........................................      $ 2            --        $ 2
2013.........................................       24            --         24
Dimensional Retirement Fixed Income Fund II
2013.........................................        5            --          5
Dimensional Retirement Fixed Income Fund III
2012.........................................        2            --          2
2013.........................................       29            --         29

   Dimensional Retirement Fixed Income Fund II commenced operations on May 16, 2012 and did not pay any distributions for the year ended October 31, 2012.

   At October 31, 2013, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                       Undistributed
                                            Net                                                   Total Net
                                        Investment                                              Distributable
                                        Income and   Undistributed    Capital      Unrealized     Earnings
                                        Short-Term     Long-Term       Loss       Appreciation  (Accumulated
                                       Capital Gains Capital Gains Carryforwards (Depreciation)    Losses)
                                       ------------- ------------- ------------- -------------- -------------
Dimensional Retirement Equity Fund II.      $10           $13             --         $ 241          $ 264
Dimensional Retirement Fixed Income
  Fund II.............................       --            --             --           (24)           (24)
Dimensional Retirement Fixed Income
  Fund III............................        4            --          $(304)         (268)          (568)

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Retirement Funds after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. As of October 31, 2013, the Dimensional Retirement Fixed Income Fund III had the following capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

                                                      Expires on
                                                      October 31,
                                                      -----------
                                                       Unlimited  Total
                                                      ----------- -----
        Dimensional Retirement Fixed Income Fund III.    $304     $304

   During the year ended October 31, 2013, the Retirement Funds did not utilize capital loss carryforwards.

   At April 30, 2014, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                      Net
                                                                                   Unrealized
                                              Federal   Unrealized   Unrealized   Appreciation
                                              Tax Cost Appreciation Depreciation (Depreciation)
                                              -------- ------------ ------------ --------------
Dimensional Retirement Equity Fund II........  $1,987      $291           --          $291
Dimensional Retirement Fixed Income Fund II..   1,126        --         $(10)          (10)
Dimensional Retirement Fixed Income Fund III.   1,775        90          (45)           45

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Retirement Funds' tax positions and has concluded that no additional provision for income tax is required in any Retirement Fund's financial statements. The Retirement Funds are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Retirement Funds' federal tax returns for the prior two fiscal years remain subject to examination by the Internal Revenue Service.

G. Line of Credit:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit was scheduled to expire on March 3, 2014, however, effective March 3, 2014, the term was extended until March 2, 2015.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 10, 2014 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 9, 2015.

   For the six months ended April 30, 2014, borrowings by the Retirement Funds under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                         Weighted      Weighted    Number of   Interest Maximum Amount
                                          Average    Average Loan     Days     Expense  Borrowed During
                                       Interest Rate   Balance    Outstanding* Incurred   The Period
                                       ------------- ------------ ------------ -------- ---------------
Dimensional Retirement Equity Fund II.     0.84%         $37           33        $--         $216
Dimensional Retirement Fixed Income
  Fund II.............................     0.85%          52           23         --          514

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2014, that each Retirement Fund's available line of credit was utilized.

   There were no outstanding borrowings by the Retirement Funds under the lines of credit as of April 30, 2014.

H. Indemnitees; Contractual Obligations:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. Other:

   At April 30, 2014, the following number of shareholders held the following approximate percentages of the stated fund outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                               Approximate
                                                                Percentage
                                                  Number of   of Outstanding
                                                 Shareholders     Shares
   -                                             ------------ --------------
   Dimensional Retirement Equity Fund II........      4            100%
   Dimensional Retirement Fixed Income Fund II..      2             95%
   Dimensional Retirement Fixed Income Fund III.      3            100%

J. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Retirement Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning
July 1st and ending June 30th.

               BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

   At the Board meeting held on December 13, 2013 (the "Meeting"), the Board of Directors of DFA Investment Dimensions Group Inc. (the "Board") considered the continuation of the investment advisory agreements for each portfolio (collectively, the "Funds") and a Fund's sub-advisory agreements. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as sub-advisors. (The investment advisory agreements and the sub-advisory agreements are referred to as the "Advisory Agreements," and the Advisor and sub-advisors are referred to as the "Advisor.")

   Prior to the Meeting, independent counsel to the Independent Board Members sent to the Advisor a request for information, which identified the information that the Independent Board Members wished to receive in order to consider the continuation of the Advisory Agreements. The Independent Board Members met with their independent counsel in advance of the Meeting to discuss the materials provided by the Advisor, the independent reports prepared by Morningstar Associates, LLC (the "Morningstar Reports"), and issues related to the continuation of the Advisory Agreements. Also in advance of the Meeting, management provided additional materials to address and respond to questions that the Independent Board Members posed after their review and analysis of materials provided by the Advisor and the Morningstar Reports.

   At the Meeting, the Board considered a number of factors when considering the continuation of each Advisory Agreement for a Fund, including: (i) the nature, extent and quality of services provided by the Advisor to each Fund;
(ii) the performance of each Fund and the Advisor; (iii) the fees and expenses borne by each Fund; (iv) the profitability realized by the Advisor from the relationship with each Fund; and (v) whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of the advisory fee charged.

   When considering the nature and quality of the services provided by the Advisor to a Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals currently providing management services to the Fund; and (c) the Advisor's investment advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment management services provided by the Advisor. After analyzing the caliber of services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

   In considering the performance of each Fund, the Board analyzed the Morningstar Reports, which compared the performance of each Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of each Fund and its benchmark index, along with the Advisor's explanation of the performance. The Board concluded that the Advisor's explanations provided a sound basis for understanding the comparative performance of the Funds. The Board determined based on the Fund's investment strategies and the expectations of its shareholder base, among other things, that the performance of each Fund was reasonable as compared with relevant performance standards.

   When considering the fees and expenses borne by each Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services as provided in the Morningstar Reports. The Board concluded that the advisory fees and total expenses of each Fund over various periods were favorable in relation to those of its peer funds, and that the advisory fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

   The Board considered the profitability of each Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing services to each Fund. The Board considered the profitability to the Advisor of managing and servicing the Funds and the Advisor's unregistered clients, such as collective trusts, group trusts and separate accounts. Upon closely examining the Advisor's profitability, the Board concluded, among other things, that it was reasonable.

   The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

 [LOGO]                                                        DFA043014-034S

[LOGO]

SEMI-ANNUAL REPORT
period ended: April 30, 2014 (Unaudited)

DFA Investment Dimensions Group Inc.
U.S. Large Cap Growth Portfolio
U.S. Small Cap Growth Portfolio
International Large Cap Growth Portfolio
International Small Cap Growth Portfolio

[LOGO]

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

May 2014

Dear Fellow Shareholder,

Since our founding 33 years ago, Dimensional has grown into a global asset management firm. We believe well-functioning markets that bring together investors who supply capital with companies that put capital to work are what make our business and investment approach successful.

At Dimensional, we combine insights gained from academia and a belief in the power of markets with decades of practical experience implementing in competitive markets. By applying this approach, we have built up a long and compelling track record across global equity and fixed income markets.

Sincerely,

/s/ David G. Booth

David G. Booth
Chairman and Co-Chief Executive Officer

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              SEMI-ANNUAL REPORT
                                  (Unaudited)

                               Table of Contents

                                                                Page
                                                                ----
           Letter to Shareholders
           Definitions of Abbreviations and Footnotes..........   1
              Disclosure of Fund Expenses......................   2
              Disclosure of Portfolio Holdings.................   4
              Summary Schedules of Portfolio Holdings
                  U.S. Large Cap Growth Portfolio..............   5
                  U.S. Small Cap Growth Portfolio..............   8
                  International Large Cap Growth Portfolio.....  11
                  International Small Cap Growth Portfolio.....  14
              Statements of Assets and Liabilities.............  18
              Statements of Operations.........................  19
              Statements of Changes in Net Assets..............  20
              Financial Highlights.............................  21
              Notes to Financial Statements....................  22
           Voting Proxies on Fund Portfolio Securities.........  30
           Board Approval of Investment Advisory Agreements....  31

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Summary Schedules of Portfolio Holdings
---------------------------------------

Investment Abbreviations
ADR     American Depositary Receipt
P.L.C.  Public Limited Company

Investment Footnotes
+       See Note B to Financial Statements.
++      Securities have generally been fair valued. See Note B to Financial Statements.
**      Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities"
        are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*       Non-Income Producing Securities.
#       Total or Partial Securities on Loan.
@       Security purchased with cash proceeds from Securities on Loan.
(S)     Affiliated Fund.

Financial Highlights
--------------------
(A)     Computed using average shares outstanding.
(B)     Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(C)     Non-Annualized
(D)     Annualized

All Statements, Schedules and Notes to Financial Statements
-----------------------------------------------------------
--      Amounts designated as -- are either zero or rounded to zero.
SEC     Securities and Exchange Commission
(a)     Commencement of Operations.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                          DISCLOSURE OF FUND EXPENSES
                                  (Unaudited)


   The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Tables below illustrate your fund's costs in two ways.

   Actual Fund Return

     This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

   Hypothetical Example for Comparison Purposes

     This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

   Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

                                            Six Months Ended April 30, 2014
    EXPENSE TABLES
                                     Beginning  Ending              Expenses
                                      Account  Account   Annualized   Paid
                                       Value    Value     Expense    During
                                     11/01/13  04/30/14    Ratio*   Period*
                                     --------- --------- ---------- --------
    U.S. Large Cap Growth Portfolio
    -------------------------------
    Actual Fund Return
     Institutional Class Shares..... $1,000.00 $1,069.00    0.20%    $1.03
    Hypothetical 5% Annual Return
     Institutional Class Shares..... $1,000.00 $1,023.80    0.20%    $1.00

    U.S. Small Cap Growth Portfolio
    -------------------------------
    Actual Fund Return
     Institutional Class Shares..... $1,000.00 $1,024.50    0.40%    $2.01
    Hypothetical 5% Annual Return
     Institutional Class Shares..... $1,000.00 $1,022.81    0.40%    $2.01

DISCLOSURE OF FUND EXPENSES
CONTINUED

                                          Beginning  Ending              Expenses
                                           Account  Account   Annualized   Paid
                                            Value    Value     Expense    During
                                          11/01/13  04/30/14    Ratio*   Period*
                                          --------- --------- ---------- --------
International Large Cap Growth Portfolio
----------------------------------------
Actual Fund Return
 Institutional Class Shares.............. $1,000.00 $1,049.60    0.30%    $1.52
Hypothetical 5% Annual Return
 Institutional Class Shares.............. $1,000.00 $1,023.31    0.30%    $1.51

International Small Cap Growth Portfolio
----------------------------------------
Actual Fund Return
 Institutional Class Shares.............. $1,000.00 $1,064.00    0.55%    $2.81
Hypothetical 5% Annual Return
 Institutional Class Shares.............. $1,000.00 $1,022.07    0.55%    $2.76

----------

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the year (365) to reflect the six-month period.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                                  (Unaudited)


   The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on March 31, 2014. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference
Room).

   SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

   A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

   The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

                        U.S. Large Cap Growth Portfolio
              Consumer Discretionary.......................  21.2%
              Consumer Staples.............................  13.8%
              Energy.......................................   3.4%
              Financials...................................   3.2%
              Health Care..................................  12.4%
              Industrials..................................  15.5%
              Information Technology.......................  20.0%
              Materials....................................   6.6%
              Real Estate Investment Trusts................   0.1%
              Telecommunication Services...................   3.8%
              Utilities....................................    --
                                                            -----
                                                            100.0%

                        U.S. Small Cap Growth Portfolio
              Consumer Discretionary.......................  23.1%
              Consumer Staples.............................   4.2%
              Energy.......................................   3.3%
              Financials...................................   7.4%
              Health Care..................................  11.9%
              Industrials..................................  20.4%
              Information Technology.......................  21.7%
              Materials....................................   7.2%
              Telecommunication Services...................   0.8%
                                                            -----
                                                            100.0%

                   International Large Cap Growth Portfolio
              Consumer Discretionary.......................  20.5%
              Consumer Staples.............................  13.6%
              Energy.......................................   4.5%
              Financials...................................   5.2%
              Health Care..................................  12.6%
              Industrials..................................  17.5%
              Information Technology.......................   6.8%
              Materials....................................  11.0%
              Telecommunication Services...................   5.9%
              Utilities....................................   2.4%
                                                            -----
                                                            100.0%

                   International Small Cap Growth Portfolio
              Consumer Discretionary.......................  24.2%
              Consumer Staples.............................   6.4%
              Energy.......................................   4.7%
              Financials...................................   4.9%
              Health Care..................................   8.4%
              Industrials..................................  26.7%
              Information Technology.......................  12.1%
              Materials....................................   6.8%
              Other........................................    --
              Telecommunication Services...................   5.0%
              Utilities....................................   0.8%
                                                            -----
                                                            100.0%

                        U.S. LARGE CAP GROWTH PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                              Percentage
                                        Shares    Value+    of Net Assets**
                                        ------    ------    ---------------
     COMMON STOCKS -- (94.3%)
     Consumer Discretionary -- (20.0%)
     *   Amazon.com, Inc...............  10,821 $ 3,290,991            1.0%
         Ford Motor Co................. 194,181   3,136,023            1.0%
         Harley-Davidson, Inc..........  20,884   1,544,163            0.5%
         Home Depot, Inc. (The)........  63,822   5,074,487            1.6%
         Lowe's Cos., Inc..............  45,536   2,090,558            0.7%
         McDonald's Corp...............  42,158   4,273,978            1.3%
     *   Michael Kors Holdings, Ltd....  18,882   1,722,038            0.5%
         Starbucks Corp................  32,035   2,262,312            0.7%
         TJX Cos., Inc. (The)..........  31,239   1,817,485            0.6%
         Other Securities..............          42,468,444           13.3%
                                                -----------           -----
     Total Consumer Discretionary......          67,680,479           21.2%
                                                -----------           -----
     Consumer Staples -- (13.0%)
         Altria Group, Inc.............  86,751   3,479,583            1.1%
         Coca-Cola Co. (The)........... 114,125   4,655,159            1.5%
         Colgate-Palmolive Co..........  38,419   2,585,599            0.8%
         Kimberly-Clark Corp...........  16,601   1,863,462            0.6%
         Mead Johnson Nutrition Co.....  20,453   1,805,182            0.6%
         PepsiCo, Inc..................  63,698   5,471,021            1.7%
         Wal-Mart Stores, Inc..........  69,459   5,536,577            1.7%
         Other Securities..............          18,450,022            5.7%
                                                -----------           -----
     Total Consumer Staples............          43,846,605           13.7%
                                                -----------           -----
     Energy -- (3.2%)
         Halliburton Co................  35,602   2,245,418            0.7%
         Schlumberger, Ltd.............  26,012   2,641,519            0.8%
         Other Securities..............           5,890,656            1.9%
                                                -----------           -----
     Total Energy......................          10,777,593            3.4%
                                                -----------           -----
     Financials -- (3.0%)
         American Express Co...........  28,586   2,499,274            0.8%
         Moody's Corp..................  19,935   1,564,897            0.5%
         Other Securities..............           6,221,555            1.9%
                                                -----------           -----
     Total Financials..................          10,285,726            3.2%
                                                -----------           -----
     Health Care -- (11.7%)
         AbbVie, Inc...................  67,894   3,535,920            1.1%
         Amgen, Inc....................  19,638   2,194,547            0.7%
     *   Celgene Corp..................  11,862   1,743,833            0.5%
         Eli Lilly & Co................  42,655   2,520,910            0.8%
     *   Gilead Sciences, Inc..........  44,774   3,514,311            1.1%
         Johnson & Johnson.............  81,181   8,222,823            2.6%
         Other Securities..............          17,809,348            5.6%
                                                -----------           -----
     Total Health Care.................          39,541,692           12.4%
                                                -----------           -----
     Industrials -- (14.7%)
         3M Co.........................  17,920   2,492,493            0.8%
         Boeing Co. (The)..............  31,031   4,003,620            1.2%
         Caterpillar, Inc..............  30,155   3,178,337            1.0%
         Deere & Co....................  19,158   1,788,208            0.6%
         Emerson Electric Co...........  30,065   2,049,832            0.6%
         Honeywell International, Inc..  21,500   1,997,350            0.6%
         Lockheed Martin Corp..........  11,245   1,845,754            0.6%

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                                   Percentage
                                                           Shares      Value+    of Net Assets**
                                                           ------      ------    ---------------
Industrials -- (Continued)
*     United Continental Holdings, Inc...................    45,920 $  1,876,750            0.6%
      United Parcel Service, Inc. Class B................    31,474    3,100,189            1.0%
      United Technologies Corp...........................    24,586    2,909,261            0.9%
      Other Securities...................................             24,296,720            7.6%
                                                                    ------------          ------
Total Industrials........................................             49,538,514           15.5%
                                                                    ------------          ------
Information Technology -- (18.8%)
      Accenture P.L.C. Class A...........................    27,006    2,166,421            0.7%
      Apple, Inc.........................................    23,706   13,988,674            4.4%
      International Business Machines Corp...............    28,223    5,544,973            1.7%
      MasterCard, Inc. Class A...........................    42,060    3,093,513            1.0%
      Microsoft Corp.....................................   306,281   12,373,752            3.9%
      Oracle Corp........................................   145,160    5,934,141            1.9%
      Seagate Technology P.L.C...........................    46,479    2,443,866            0.8%
      Texas Instruments, Inc.............................    45,809    2,082,019            0.6%
      Other Securities...................................             16,034,776            4.9%
                                                                    ------------          ------
Total Information Technology.............................             63,662,135           19.9%
                                                                    ------------          ------
Materials -- (6.3%)
      Eastman Chemical Co................................    19,376    1,689,006            0.5%
      EI du Pont de Nemours & Co.........................    36,570    2,461,892            0.8%
      LyondellBasell Industries NV Class A...............    18,427    1,704,497            0.5%
      Monsanto Co........................................    14,483    1,603,268            0.5%
      Praxair, Inc.......................................    11,964    1,561,900            0.5%
      Other Securities...................................             12,109,887            3.8%
                                                                    ------------          ------
Total Materials..........................................             21,130,450            6.6%
                                                                    ------------          ------
Real Estate Investment Trusts -- (0.1%)
      Other Securities...................................                445,617            0.1%
                                                                    ------------          ------
Telecommunication Services -- (3.5%)
      Verizon Communications, Inc........................   204,031    9,534,369            3.0%
      Other Securities...................................              2,452,353            0.7%
                                                                    ------------          ------
Total Telecommunication Services.........................             11,986,722            3.7%
                                                                    ------------          ------
Utilities -- (0.0%)
      Other Securities...................................                 78,537            0.0%
                                                                    ------------          ------
TOTAL COMMON STOCKS......................................            318,974,070           99.7%
                                                                    ------------          ------

TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional Liquid Reserves, 0.074%.   679,508      679,508            0.2%
                                                                    ------------          ------

                                                           Shares/
                                                            Face
                                                           Amount
                                                           -------
                                                            (000)
SECURITIES LENDING COLLATERAL -- (5.5%)
(S)@  DFA Short Term Investment Fund..................... 1,600,691   18,519,994            5.8%
                                                                    ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $300,892,578)..................................             $338,173,572          105.7%
                                                                    ============          ======

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    Investments in Securities (Market Value)
                                  ---------------------------------------------
                                    Level 1      Level 2   Level 3    Total
                                  ------------ ----------- ------- ------------
 Common Stocks
   Consumer Discretionary........ $ 67,680,479          --   --    $ 67,680,479
   Consumer Staples..............   43,846,605          --   --      43,846,605
   Energy........................   10,777,593          --   --      10,777,593
   Financials....................   10,285,726          --   --      10,285,726
   Health Care...................   39,541,692          --   --      39,541,692
   Industrials...................   49,538,514          --   --      49,538,514
   Information Technology........   63,662,135          --   --      63,662,135
   Materials.....................   21,130,450          --   --      21,130,450
   Real Estate Investment Trusts.      445,617          --   --         445,617
   Telecommunication Services....   11,986,722          --   --      11,986,722
   Utilities.....................       78,537          --   --          78,537
 Temporary Cash Investments......      679,508          --   --         679,508
 Securities Lending Collateral...           -- $18,519,994   --      18,519,994
                                  ------------ -----------   --    ------------
 TOTAL........................... $319,653,578 $18,519,994   --    $338,173,572
                                  ============ ===========   ==    ============

                See accompanying Notes to Financial Statements.

                        U.S. SMALL CAP GROWTH PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                         Percentage
                                                    Shares   Value+    of Net Assets**
                                                    ------   ------    ---------------
COMMON STOCKS -- (73.0%)
Consumer Discretionary -- (16.9%)
*   Asbury Automotive Group, Inc................... 10,685 $   659,692            0.4%
#*  Buffalo Wild Wings, Inc........................  5,523     807,021            0.5%
#   Cheesecake Factory, Inc. (The)................. 18,039     809,771            0.5%
#   Chico's FAS, Inc............................... 43,860     696,497            0.5%
#   CST Brands, Inc................................ 21,491     701,251            0.5%
#*  Deckers Outdoor Corp...........................  9,818     775,131            0.5%
#*  Five Below, Inc................................ 16,963     683,779            0.5%
#*  Lumber Liquidators Holdings, Inc...............  7,844     683,683            0.5%
#   New York Times Co. (The) Class A............... 44,565     716,605            0.5%
#   Pool Corp...................................... 13,059     770,742            0.5%
*   Steven Madden, Ltd............................. 18,745     667,509            0.4%
    Vail Resorts, Inc.............................. 10,372     718,054            0.5%
#   Wolverine World Wide, Inc...................... 26,204     736,332            0.5%
    Other Securities...............................         25,125,197           16.7%
                                                           -----------           -----
Total Consumer Discretionary.......................         34,551,264           23.0%
                                                           -----------           -----
Consumer Staples -- (3.1%)
#   Casey's General Stores, Inc.................... 10,917     749,561            0.5%
#   Lancaster Colony Corp..........................  7,976     756,763            0.5%
    Other Securities...............................          4,816,397            3.2%
                                                           -----------           -----
Total Consumer Staples.............................          6,322,721            4.2%
                                                           -----------           -----
Energy -- (2.4%)
#*  Carrizo Oil & Gas, Inc......................... 14,226     782,715            0.5%
    Other Securities...............................          4,194,779            2.8%
                                                           -----------           -----
Total Energy.......................................          4,977,494            3.3%
                                                           -----------           -----
Financials -- (5.4%)
#   Bank of Hawaii Corp............................ 13,434     741,154            0.5%
#*  Portfolio Recovery Associates, Inc............. 14,421     824,160            0.5%
#*  Texas Capital Bancshares, Inc.................. 13,144     738,561            0.5%
    Other Securities...............................          8,817,058            5.9%
                                                           -----------           -----
Total Financials...................................         11,120,933            7.4%
                                                           -----------           -----
Health Care -- (8.7%)
#*  Akorn, Inc..................................... 26,465     667,447            0.4%
*   Charles River Laboratories International, Inc.. 13,386     719,096            0.5%
#   HealthSouth Corp............................... 24,154     836,695            0.6%
#*  Myriad Genetics, Inc........................... 20,459     863,574            0.6%
    STERIS Corp.................................... 17,568     844,142            0.6%
    Other Securities...............................         13,911,980            9.2%
                                                           -----------           -----
Total Health Care..................................         17,842,934           11.9%
                                                           -----------           -----
Industrials -- (14.9%)
    CLARCOR, Inc................................... 11,435     660,486            0.4%
#   Corporate Executive Board Co. (The)............ 10,526     726,504            0.5%
#   Deluxe Corp.................................... 15,754     865,682            0.6%
#   Landstar System, Inc........................... 13,750     866,112            0.6%
    Manitowoc Co., Inc. (The)...................... 25,015     794,977            0.5%
#*  MasTec, Inc.................................... 27,352   1,082,592            0.7%
*   Spirit Airlines, Inc........................... 18,235   1,036,477            0.7%
    Other Securities...............................         24,443,243           16.3%
                                                           -----------           -----
Total Industrials..................................         30,476,073           20.3%
                                                           -----------           -----

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                                   Percentage
                                                           Shares      Value+    of Net Assets**
                                                           ------      ------    ---------------
Information Technology -- (15.8%)
#     Booz Allen Hamilton Holding Corp...................    33,225 $    772,149            0.5%
*     Cognex Corp........................................    19,266      663,328            0.4%
*     CoreLogic, Inc.....................................    24,271      680,316            0.5%
#     Diebold, Inc.......................................    18,251      686,420            0.5%
#*    Euronet Worldwide, Inc.............................    14,572      670,166            0.4%
#*    Finisar Corp.......................................    34,468      901,338            0.6%
#*    Manhattan Associates, Inc..........................    21,076      664,526            0.4%
*     Riverbed Technology, Inc...........................    41,999      816,881            0.5%
*     Sapient Corp.......................................    46,955      763,958            0.5%
*     Shutterstock, Inc..................................     9,185      666,004            0.4%
*     Take-Two Interactive Software, Inc.................    34,387      700,807            0.5%
*     Verint Systems, Inc................................    15,424      675,108            0.5%
*     Zebra Technologies Corp. Class A...................    16,366    1,136,455            0.8%
      Other Securities...................................             22,610,954           15.1%
                                                                    ------------          ------
Total Information Technology.............................             32,408,410           21.6%
                                                                    ------------          ------
Materials -- (5.2%)
*     Berry Plastics Group, Inc..........................    33,793      760,005            0.5%
      Compass Minerals International, Inc................     8,095      741,502            0.5%
      HB Fuller Co.......................................    14,787      685,082            0.5%
*     KapStone Paper and Packaging Corp..................    32,658      861,518            0.6%
#     US Silica Holdings, Inc............................    16,741      756,191            0.5%
      Worthington Industries, Inc........................    19,725      725,880            0.5%
      Other Securities...................................              6,225,541            4.1%
                                                                    ------------          ------
Total Materials..........................................             10,755,719            7.2%
                                                                    ------------          ------
Telecommunication Services -- (0.6%)
      Other Securities...................................              1,124,790            0.7%
                                                                    ------------          ------
TOTAL COMMON STOCKS......................................            149,580,338           99.6%
                                                                    ------------          ------

TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional Liquid Reserves, 0.074%.   498,655      498,655            0.3%
                                                                    ------------          ------

                                                           Shares/
                                                            Face
                                                           Amount
                                                           -------
                                                            (000)
SECURITIES LENDING COLLATERAL -- (26.8%)
(S)@  DFA Short Term Investment Fund..................... 4,743,845   54,886,286           36.6%
                                                                    ------------          ------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $185,815,511)..................................             $204,965,279          136.5%
                                                                    ============          ======

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   Investments in Securities (Market Value)
                                 ---------------------------------------------
                                   Level 1      Level 2   Level 3    Total
                                 ------------ ----------- ------- ------------
  Common Stocks
    Consumer Discretionary...... $ 34,551,264          --   --    $ 34,551,264
    Consumer Staples............    6,322,721          --   --       6,322,721
    Energy......................    4,977,494          --   --       4,977,494
    Financials..................   11,120,933          --   --      11,120,933
    Health Care.................   17,842,934          --   --      17,842,934
    Industrials.................   30,476,073          --   --      30,476,073
    Information Technology......   32,408,410          --   --      32,408,410
    Materials...................   10,755,719          --   --      10,755,719
    Telecommunication Services..    1,124,790          --   --       1,124,790
  Temporary Cash Investments....      498,655          --   --         498,655
  Securities Lending Collateral.           -- $54,886,286   --      54,886,286
                                 ------------ -----------   --    ------------
  TOTAL......................... $150,078,993 $54,886,286   --    $204,965,279
                                 ============ ===========   ==    ============

                See accompanying Notes to Financial Statements.

                   INTERNATIONAL LARGE CAP GROWTH PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                                  Percentage
                                              Shares  Value++   of Net Assets**
                                              ------  -------   ---------------
COMMON STOCKS -- (89.0%)
AUSTRALIA -- (6.7%)
#   BHP Billiton, Ltd. Sponsored ADR......... 20,200 $1,424,908            1.5%
    Brambles, Ltd............................ 60,035    527,904            0.6%
    Commonwealth Bank of Australia........... 13,481    991,674            1.1%
    CSL, Ltd.................................  7,974    508,345            0.5%
    Woolworths, Ltd.......................... 20,666    718,184            0.8%
    Other Securities.........................         2,966,838            3.0%
                                                     ----------            ----
TOTAL AUSTRALIA..............................         7,137,853            7.5%
                                                     ----------            ----

AUSTRIA -- (0.2%)
    Other Securities.........................           170,678            0.2%
                                                     ----------            ----

CANADA -- (8.5%)
    Canadian National Railway Co.............  8,780    514,245            0.5%
    Canadian Oil Sands, Ltd.................. 22,498    487,708            0.5%
    Royal Bank of Canada..................... 11,667    778,652            0.8%
    Other Securities.........................         7,255,080            7.7%
                                                     ----------            ----
TOTAL CANADA.................................         9,035,685            9.5%
                                                     ----------            ----

FINLAND -- (0.6%)
    Other Securities.........................           644,756            0.7%
                                                     ----------            ----

FRANCE -- (8.7%)
    Air Liquide SA...........................  4,552    651,243            0.7%
#   Carrefour SA............................. 29,842  1,163,272            1.2%
    Cie Generale des Etablissements Michelin.  6,307    773,432            0.8%
    LVMH Moet Hennessy Louis Vuitton SA......  2,461    484,803            0.5%
    Vinci SA.................................  7,028    530,658            0.6%
    Other Securities.........................         5,677,282            6.0%
                                                     ----------            ----
TOTAL FRANCE.................................         9,280,690            9.8%
                                                     ----------            ----

GERMANY -- (7.7%)
#   BASF SE.................................. 17,660  2,048,661            2.1%
    Bayer AG................................. 15,071  2,095,497            2.2%
    Continental AG...........................  2,005    471,786            0.5%
    Deutsche Post AG......................... 16,525    623,537            0.7%
    SAP AG...................................  6,668    538,954            0.6%
#   SAP AG Sponsored ADR.....................  7,462    604,347            0.6%
    Other Securities.........................         1,799,232            1.9%
                                                     ----------            ----
TOTAL GERMANY................................         8,182,014            8.6%
                                                     ----------            ----

HONG KONG -- (2.1%)
    Other Securities.........................         2,212,823            2.3%
                                                     ----------            ----

ISRAEL -- (0.4%)
    Other Securities.........................           382,410            0.4%
                                                     ----------            ----

ITALY -- (2.3%)
    Atlantia SpA............................. 20,314    529,158            0.5%
*   Fiat SpA................................. 47,860    577,801            0.6%
    Other Securities.........................         1,392,943            1.5%
                                                     ----------            ----
TOTAL ITALY..................................         2,499,902            2.6%
                                                     ----------            ----

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                         Percentage
                                                   Shares    Value++   of Net Assets**
                                                   ------    -------   ---------------
JAPAN -- (16.5%)
    Hitachi, Ltd..................................  92,000 $   655,862            0.7%
    Japan Tobacco, Inc............................  19,700     647,510            0.7%
    KDDI Corp.....................................  12,800     682,645            0.7%
    Seven & I Holdings Co., Ltd...................  13,600     536,605            0.6%
#   Softbank Corp.................................  16,400   1,221,439            1.3%
    Toyota Motor Corp. Sponsored ADR..............   7,062     765,662            0.8%
    Other Securities..............................          13,021,350           13.6%
                                                           -----------           -----
TOTAL JAPAN.......................................          17,531,073           18.4%
                                                           -----------           -----

NETHERLANDS -- (2.3%)
#   Reed Elsevier NV..............................  27,691     565,197            0.6%
    Unilever NV...................................  16,507     707,838            0.7%
    Other Securities..............................           1,205,512            1.3%
                                                           -----------           -----
TOTAL NETHERLANDS.................................           2,478,547            2.6%
                                                           -----------           -----

NORWAY -- (1.3%)
    Statoil ASA...................................  22,445     684,245            0.7%
    Other Securities..............................             706,342            0.8%
                                                           -----------           -----
TOTAL NORWAY......................................           1,390,587            1.5%
                                                           -----------           -----

SINGAPORE -- (0.9%)
    Other Securities..............................             992,072            1.0%
                                                           -----------           -----

SPAIN -- (3.1%)
#   Telefonica SA.................................  61,731   1,035,977            1.1%
    Other Securities..............................           2,223,493            2.3%
                                                           -----------           -----
TOTAL SPAIN.......................................           3,259,470            3.4%
                                                           -----------           -----

SWEDEN -- (2.4%)
    Hennes & Mauritz AB Class B...................  12,744     521,649            0.6%
    Sandvik AB....................................  32,543     462,499            0.5%
    Other Securities..............................           1,566,397            1.6%
                                                           -----------           -----
TOTAL SWEDEN......................................           2,550,545            2.7%
                                                           -----------           -----

SWITZERLAND -- (7.9%)
    Nestle SA.....................................  28,949   2,237,302            2.4%
    Roche Holding AG..............................   9,483   2,781,801            2.9%
    Syngenta AG...................................   1,536     608,243            0.6%
    Other Securities..............................           2,731,818            2.9%
                                                           -----------           -----
TOTAL SWITZERLAND.................................           8,359,164            8.8%
                                                           -----------           -----

UNITED KINGDOM -- (17.4%)
    AstraZeneca P.L.C. Sponsored ADR..............  18,110   1,431,595            1.5%
    BAE Systems P.L.C............................. 152,677   1,032,932            1.1%
    British American Tobacco P.L.C. Sponsored ADR.  13,632   1,567,953            1.7%
    British Sky Broadcasting Group P.L.C..........  34,357     511,327            0.5%
    Centrica P.L.C................................ 231,751   1,292,484            1.4%
    Compass Group P.L.C...........................  34,314     546,586            0.6%
    Diageo P.L.C. Sponsored ADR...................   4,164     511,256            0.5%
    Experian P.L.C................................  25,196     484,443            0.5%
    GlaxoSmithKline P.L.C. Sponsored ADR..........  34,738   1,923,443            2.0%
    Imperial Tobacco Group P.L.C..................  18,459     797,694            0.8%
    Next P.L.C....................................   4,864     536,605            0.6%
    Reed Elsevier P.L.C...........................  38,986     574,951            0.6%

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                                    Percentage
                                            Shares     Value++    of Net Assets**
                                            ------     -------    ---------------
  UNITED KINGDOM -- (Continued)
          Rolls-Royce Holdings P.L.C......    36,050 $    640,337            0.7%
          Unilever P.L.C. Sponsored ADR...    12,307      550,615            0.6%
          Other Securities................              6,039,986            6.3%
                                                     ------------          ------
  TOTAL UNITED KINGDOM....................             18,442,207           19.4%
                                                     ------------          ------
  TOTAL COMMON STOCKS.....................             94,550,476           99.4%
                                                     ------------          ------

  PREFERRED STOCKS -- (0.0%)
  UNITED KINGDOM -- (0.0%)
          Other Securities................                  8,156            0.0%
                                                     ------------          ------

                                            Shares/
                                             Face
                                            Amount     Value+
                                            -------    ------
                                             (000)
  SECURITIES LENDING COLLATERAL -- (11.0%)
  (S)@    DFA Short Term Investment Fund.. 1,007,831   11,660,601           12.3%
                                                     ------------          ------
  TOTAL INVESTMENTS -- (100.0%)
    (Cost $100,196,177).................             $106,219,233          111.7%
                                                     ============          ======

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      Investments in Securities (Market Value)
                                    --------------------------------------------
                                      Level 1     Level 2   Level 3    Total
                                    ----------- ----------- ------- ------------
Common Stocks
 Australia......................... $ 1,424,908 $ 5,712,945   --    $  7,137,853
 Austria...........................          --     170,678   --         170,678
 Canada............................   9,035,685          --   --       9,035,685
 Finland...........................      79,493     565,263   --         644,756
 France............................          --   9,280,690   --       9,280,690
 Germany...........................     604,347   7,577,667   --       8,182,014
 Hong Kong.........................          --   2,212,823   --       2,212,823
 Israel............................          --     382,410   --         382,410
 Italy.............................     155,436   2,344,466   --       2,499,902
 Japan.............................     765,662  16,765,411   --      17,531,073
 Netherlands.......................          --   2,478,547   --       2,478,547
 Norway............................     133,766   1,256,821   --       1,390,587
 Singapore.........................          --     992,072   --         992,072
 Spain.............................          --   3,259,470   --       3,259,470
 Sweden............................          --   2,550,545   --       2,550,545
 Switzerland.......................          --   8,359,164   --       8,359,164
 United Kingdom....................   6,321,969  12,120,238   --      18,442,207
Preferred Stocks
 United Kingdom....................          --       8,156   --           8,156
Securities Lending Collateral......          --  11,660,601   --      11,660,601
                                    ----------- -----------   --    ------------
TOTAL.............................. $18,521,266 $87,697,967   --    $106,219,233
                                    =========== ===========   ==    ============

                See accompanying Notes to Financial Statements.

                   INTERNATIONAL SMALL CAP GROWTH PORTFOLIO

                    SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

                                April 30, 2014
                                  (Unaudited)

                                                          Percentage
                                      Shares  Value++   of Net Assets**
                                      ------  -------   ---------------
        COMMON STOCKS -- (86.8%)
        AUSTRALIA -- (5.3%)
            Other Securities.........        $3,732,028            6.0%
                                             ----------            ----

        AUSTRIA -- (0.8%)
            Other Securities.........           591,388            1.0%
                                             ----------            ----

        BELGIUM -- (0.8%)
            Other Securities.........           532,530            0.9%
                                             ----------            ----

        CANADA -- (8.3%)
        #   Cineplex, Inc............  7,209    271,706            0.4%
            Davis + Henderson Corp...  8,043    232,913            0.4%
        #   Mullen Group, Ltd........  9,054    245,504            0.4%
        #   Whitecap Resources, Inc.. 17,351    228,909            0.4%
            Other Securities.........         4,887,896            7.9%
                                             ----------            ----
        TOTAL CANADA.................         5,866,928            9.5%
                                             ----------            ----

        DENMARK -- (1.9%)
        #   FLSmidth & Co. A.S.......  4,893    261,959            0.4%
            GN Store Nord A.S........ 13,128    317,155            0.5%
        *   Topdanmark A.S........... 10,580    309,568            0.5%
            Other Securities.........           464,133            0.8%
                                             ----------            ----
        TOTAL DENMARK................         1,352,815            2.2%
                                             ----------            ----

        FINLAND -- (2.6%)
            Elisa Oyj................ 13,157    393,200            0.6%
        #   Metso Oyj................  5,759    231,798            0.4%
            Orion Oyj Class B........  9,907    302,388            0.5%
            Other Securities.........           876,209            1.4%
                                             ----------            ----
        TOTAL FINLAND................         1,803,595            2.9%
                                             ----------            ----

        FRANCE -- (4.0%)
        #   Ingenico.................  4,005    349,482            0.6%
            Neopost SA...............  3,527    289,613            0.5%
            Other Securities.........         2,218,472            3.5%
                                             ----------            ----
        TOTAL FRANCE.................         2,857,567            4.6%
                                             ----------            ----

        GERMANY -- (5.0%)
            Freenet AG...............  7,869    272,528            0.4%
            MTU Aero Engines AG......  4,854    457,667            0.7%
            Other Securities.........         2,767,350            4.6%
                                             ----------            ----
        TOTAL GERMANY................         3,497,545            5.7%
                                             ----------            ----

        HONG KONG -- (2.8%)
            Other Securities.........         2,007,591            3.2%
                                             ----------            ----

        IRELAND -- (0.5%)
            Paddy Power P.L.C........  4,425    341,419            0.5%
            Other Securities.........            32,015            0.1%
                                             ----------            ----
        TOTAL IRELAND................           373,434            0.6%
                                             ----------            ----

        ISRAEL -- (0.6%)
            Other Securities.........           416,112            0.7%
                                             ----------            ----

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                Percentage
                                          Shares    Value++   of Net Assets**
                                          ------    -------   ---------------
   ITALY -- (2.4%)
       Other Securities..................         $ 1,689,777            2.7%
                                                  -----------           -----

   JAPAN -- (17.1%)
       Other Securities..................          12,052,794           19.5%
                                                  -----------           -----

   NETHERLANDS -- (1.7%)
       Aalberts Industries NV............   9,733     324,223            0.5%
       Arcadis NV........................   6,575     233,689            0.4%
       Nutreco NV........................   6,540     304,458            0.5%
       Other Securities..................             315,977            0.5%
                                                  -----------           -----
   TOTAL NETHERLANDS.....................           1,178,347            1.9%
                                                  -----------           -----

   NEW ZEALAND -- (0.8%)
       Other Securities..................             589,334            1.0%
                                                  -----------           -----

   NORWAY -- (1.0%)
       Other Securities..................             710,894            1.1%
                                                  -----------           -----

   PORTUGAL -- (0.7%)
       Other Securities..................             473,811            0.8%
                                                  -----------           -----

   SINGAPORE -- (1.0%)
       Other Securities..................             712,501            1.2%
                                                  -----------           -----

   SPAIN -- (2.1%)
       Bolsas y Mercados Espanoles SA....   6,783     295,504            0.5%
   *   Jazztel P.L.C.....................  21,422     328,999            0.5%
       Other Securities..................             886,679            1.4%
                                                  -----------           -----
   TOTAL SPAIN...........................           1,511,182            2.4%
                                                  -----------           -----

   SWEDEN -- (3.2%)
       Hexpol AB.........................   2,438     230,997            0.4%
   #   Intrum Justitia AB................   9,133     264,778            0.4%
   #   JM AB.............................   7,570     257,228            0.4%
   #   Modern Times Group AB Class B.....   5,994     267,435            0.4%
       Other Securities..................           1,235,530            2.1%
                                                  -----------           -----
   TOTAL SWEDEN..........................           2,255,968            3.7%
                                                  -----------           -----

   SWITZERLAND -- (4.5%)
   *   Dufry AG..........................   1,755     290,446            0.5%
   #   Galenica AG.......................     269     273,917            0.5%
       Georg Fischer AG..................     360     285,590            0.5%
       Other Securities..................           2,306,090            3.6%
                                                  -----------           -----
   TOTAL SWITZERLAND.....................           3,156,043            5.1%
                                                  -----------           -----

   UNITED KINGDOM -- (19.7%)
       AMEC P.L.C........................  21,346     445,815            0.7%
       Ashtead Group P.L.C...............  25,048     371,116            0.6%
       Berendsen P.L.C...................  14,749     257,753            0.4%
       Britvic P.L.C.....................  22,232     272,287            0.4%
       Cobham P.L.C......................  69,733     363,787            0.6%
       Croda International P.L.C.........  11,761     512,244            0.8%
       Daily Mail & General Trust P.L.C..  16,738     230,719            0.4%
   *   Dixons Retail P.L.C............... 309,482     235,385            0.4%
       G4S P.L.C.........................  65,120     259,990            0.4%
       Halma P.L.C.......................  33,450     317,800            0.5%

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                  Percentage
                                            Shares    Value++   of Net Assets**
                                            ------    -------   ---------------
   UNITED KINGDOM -- (Continued)
          Hays P.L.C....................... 130,180 $   332,115            0.5%
          Hikma Pharmaceuticals P.L.C......  11,504     301,886            0.5%
          Howden Joinery Group P.L.C.......  55,243     304,140            0.5%
          IG Group Holdings P.L.C..........  31,203     335,544            0.5%
          Inmarsat P.L.C...................  37,827     465,440            0.8%
          Rightmove P.L.C..................   8,774     357,446            0.6%
          Rotork P.L.C.....................   8,038     352,517            0.6%
          Spirax-Sarco Engineering P.L.C...   6,459     316,631            0.5%
          TalkTalk Telecom Group P.L.C.....  48,625     235,650            0.4%
   *      Thomas Cook Group P.L.C.......... 130,723     386,430            0.6%
          UBM P.L.C........................  20,926     232,778            0.4%
          Victrex P.L.C....................   7,465     235,037            0.4%
          William Hill P.L.C...............  50,527     302,760            0.5%
          Other Securities.................           6,508,425           10.6%
                                                    -----------          ------
   TOTAL UNITED KINGDOM....................          13,933,695           22.6%
                                                    -----------          ------

   UNITED STATES -- (0.0%)
          Other Securities.................              20,499            0.0%
                                                    -----------          ------
   TOTAL COMMON STOCKS.....................          61,316,378           99.3%
                                                    -----------          ------

   RIGHTS/WARRANTS -- (0.0%)
   PORTUGAL -- (0.0%)
          Other Securities.................               3,477            0.0%
                                                    -----------          ------

   SWEDEN -- (0.0%)
          Other Securities.................               1,726            0.0%
                                                    -----------          ------
   TOTAL RIGHTS/WARRANTS...................               5,203            0.0%
                                                    -----------          ------

                                            Shares/
                                             Face
                                            Amount    Value+
                                            -------   ------
                                             (000)
   SECURITIES LENDING COLLATERAL -- (13.2%)
   (S)@   DFA Short Term Investment Fund... 804,377   9,306,640           15.1%
                                                    -----------          ------
   TOTAL INVESTMENTS -- (100.0%)
     (Cost $63,247,161)..................           $70,628,221          114.4%
                                                    ===========          ======

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      Investments in Securities (Market Value)
                                     ------------------------------------------
                                      Level 1     Level 2   Level 3    Total
                                     ---------- ----------- ------- -----------
 Common Stocks
  Australia.........................         -- $ 3,732,028   --    $ 3,732,028
  Austria...........................         --     591,388   --        591,388
  Belgium...........................         --     532,530   --        532,530
  Canada............................ $5,866,928          --   --      5,866,928
  Denmark...........................         --   1,352,815   --      1,352,815
  Finland...........................         --   1,803,595   --      1,803,595
  France............................         --   2,857,567   --      2,857,567
  Germany...........................         --   3,497,545   --      3,497,545
  Hong Kong.........................         --   2,007,591   --      2,007,591
  Ireland...........................         --     373,434   --        373,434
  Israel............................         --     416,112   --        416,112
  Italy.............................         --   1,689,777   --      1,689,777
  Japan.............................     47,538  12,005,256   --     12,052,794
  Netherlands.......................         --   1,178,347   --      1,178,347
  New Zealand.......................         --     589,334   --        589,334
  Norway............................         --     710,894   --        710,894
  Portugal..........................         --     473,811   --        473,811
  Singapore.........................         --     712,501   --        712,501
  Spain.............................      3,501   1,507,681   --      1,511,182
  Sweden............................     42,094   2,213,874   --      2,255,968
  Switzerland.......................         --   3,156,043   --      3,156,043
  United Kingdom....................         --  13,933,695   --     13,933,695
  United States.....................     20,499          --   --         20,499
 Rights/Warrants
  Portugal..........................         --       3,477   --          3,477
  Sweden............................         --       1,726   --          1,726
 Securities Lending Collateral......         --   9,306,640   --      9,306,640
                                     ---------- -----------   --    -----------
 TOTAL.............................. $5,980,560 $64,647,661   --    $70,628,221
                                     ========== ===========   ==    ===========


                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                                APRIL 30, 2014
                                  (Unaudited)
          (Amounts in thousands, except share and per share amounts)

                                                                                                   International International
                                                                     U.S. Large Cap U.S. Small Cap   Large Cap     Small Cap
                                                                         Growth         Growth        Growth        Growth
                                                                       Portfolio      Portfolio     Portfolio*    Portfolio*
                                                                     -------------- -------------- ------------- -------------
ASSETS:
Investments at Value (including $18,302, $53,935, $11,934 and
 $9,221 of securities on loan, respectively)........................    $318,974       $149,580      $ 94,559       $61,322
Temporary Cash Investments at Value & Cost..........................         680            499            --            --
Collateral from Securities on Loan Invested in Affiliate at Value &
 Cost...............................................................      18,520         54,886        11,661         9,307
Foreign Currencies at Value.........................................          --             --           137           159
Cash................................................................          --             --           150            94
Receivables:
  Investment Securities Sold........................................          --            738            11            71
  Dividends, Interest and Tax Reclaims..............................         309             30           432           234
  Securities Lending Income.........................................           3             19            11            13
  Fund Shares Sold..................................................         906            187           110           126
Unrealized Gain on Foreign Currency Contracts.......................          --             --             1            --
Prepaid Expenses and Other Assets...................................          33             26            16            21
                                                                        --------       --------      --------       -------
     Total Assets...................................................     339,425        205,965       107,088        71,347
                                                                        --------       --------      --------       -------
LIABILITIES:
Payables:
  Upon Return of Securities Loaned..................................      18,520         54,886        11,661         9,307
  Investment Securities Purchased...................................         717            789           279           253
  Fund Shares Redeemed..............................................         109             62            17            13
  Due to Advisor....................................................          38             40            16            17
Accrued Expenses and Other Liabilities..............................          14             10             7            13
                                                                        --------       --------      --------       -------
     Total Liabilities..............................................      19,398         55,787        11,980         9,603
                                                                        --------       --------      --------       -------
NET ASSETS..........................................................    $320,027       $150,178      $ 95,108       $61,744
                                                                        ========       ========      ========       =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE:
Institutional Class Shares -- based on net assets of $320,027;
 $150,178; $95,108 and $61,744 and shares outstanding of
 24,001,723; 11,002,984; 7,732,494 and 4,774,705, respectively......    $  13.33       $  13.65      $  12.30       $ 12.93
                                                                        ========       ========      ========       =======
Investments at Cost.................................................    $281,693       $130,430      $ 88,536       $53,941
                                                                        ========       ========      ========       =======
Foreign Currencies at Cost..........................................    $     --       $     --      $    137       $   159
                                                                        ========       ========      ========       =======
NET ASSETS CONSIST OF:
Paid-In Capital.....................................................    $281,520       $129,365      $ 87,456       $53,471
Undistributed Net Investment Income (Distributions in Excess of Net
 Investment Income).................................................         705            113           654           379
Accumulated Net Realized Gain (Loss)................................         521          1,550           974           512
Net Unrealized Foreign Exchange Gain (Loss).........................          --             --             1             1
Net Unrealized Appreciation (Depreciation)..........................      37,281         19,150         6,023         7,381
                                                                        ========       ========      ========       =======
NET ASSETS..........................................................    $320,027       $150,178      $ 95,108       $61,744
                                                                        ========       ========      ========       =======

----------
* See Note I in the Notes to Financial Statements for additional securities lending collateral.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                      FOR THE PERIOD ENDED APRIL 30, 2014
                                  (Unaudited)
                            (Amounts in thousands)

                                                                                              International International
                                                                U.S. Large Cap U.S. Small Cap   Large Cap     Small Cap
                                                                    Growth         Growth        Growth        Growth
                                                                  Portfolio      Portfolio      Portfolio     Portfolio
                                                                -------------- -------------- ------------- -------------
Investment Income
  Dividends (Net of Foreign Taxes Withheld of $1, $0, $86 and
   $53, respectively)..........................................    $ 2,470         $  694        $  981        $  605
  Income from Securities Lending...............................         19             95            30            43
                                                                   -------         ------        ------        ------
     Total Investment Income...................................      2,489            789         1,011           648
                                                                   -------         ------        ------        ------
Fund Expenses
  Investment Advisory Services Fees............................        232            241            76           133
  Accounting & Transfer Agent Fees.............................         10              6             9             8
  Custodian Fees...............................................          6              6            13            26
  Filing Fees..................................................         37             22            11            19
  Shareholders' Reports........................................          5              3             2             2
  Directors'/Trustees' Fees & Expenses.........................          1              1            --            --
  Professional Fees............................................          2              1            --            --
  Organizational & Offering Costs..............................          5              5             5             5
  Other........................................................          3              4             2             2
                                                                   -------         ------        ------        ------
     Total Expenses............................................        301            289           118           195
                                                                   -------         ------        ------        ------
  Fees (Waived), Expenses Reimbursed, and/or Previously
   Waived Fees Recovered by Advisor (Note C)...................        (28)           (14)          (26)          (51)
  Fees Paid Indirectly.........................................         --             --            --            --
                                                                   -------         ------        ------        ------
  Net Expenses.................................................        273            275            92           144
                                                                   -------         ------        ------        ------
  Net Investment Income (Loss).................................      2,216            514           919           504
                                                                   -------         ------        ------        ------
Realized and Unrealized Gain (Loss)
  Net Realized Gain (Loss) on:
    Investment Securities Sold.................................        558          1,561         1,033           601
    Foreign Currency Transactions..............................         --             --           (20)           (1)
  Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities and Foreign Currency.................     15,443            727         1,488         2,306
    Translation of Foreign Currency Denominated Amounts........         --             --             1            --
                                                                   -------         ------        ------        ------
  Net Realized and Unrealized Gain (Loss)......................     16,001          2,288         2,502         2,906
                                                                   -------         ------        ------        ------
Net Increase (Decrease) in Net Assets Resulting from
 Operations....................................................    $18,217         $2,802        $3,421        $3,410
                                                                   =======         ======        ======        ======

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (Amounts in thousands)

                                                                                     International        International
                                         U.S. Large Cap        U.S. Small Cap          Large Cap            Small Cap
                                        Growth Portfolio      Growth Portfolio      Growth Portfolio     Growth Portfolio
                                      --------------------  --------------------  -------------------  -------------------
                                                   Period                Period                Period               Period
                                                  Dec. 20,              Dec. 20,              Dec. 20,             Dec. 20,
                                      Six Months  2012(a)   Six Months  2012(a)   Six Months  2012(a)  Six Months  2012(a)
                                         Ended       to        Ended       to        Ended       to       Ended       to
                                       April 30,  Oct. 31,   April 30,  Oct. 31,   April 30,  Oct. 31,  April 30,  Oct. 31,
                                         2014       2013       2014       2013       2014       2013      2014       2013
                                      ----------- --------  ----------- --------  ----------- -------- ----------- --------
                                      (Unaudited)           (Unaudited)           (Unaudited)          (Unaudited)
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss).......  $  2,216   $  1,381   $    514   $    379    $   919   $   533    $   504   $   509
  Net Realized Gain (Loss) on:
   Investment Securities Sold........       558        (38)     1,561        898      1,033       (39)       601       (88)
   Futures...........................        --          1         --         20         --        --         --        --
   Foreign Currency
    Transactions.....................        --         --         --         --        (20)       (9)        (1)       (7)
  Change in Unrealized Appreciation
   (Depreciation) of:
   Investment Securities and
    Foreign Currency.................    15,443     21,838        727     18,423      1,488     4,535      2,306     5,075
   Translation of Foreign Currency
    Denominated Amounts..............        --         --         --         --          1        --         --         1
                                       --------   --------   --------   --------    -------   -------    -------   -------
    Net Increase (Decrease) in
     Net Assets Resulting from
     Operations......................    18,217     23,182      2,802     19,720      3,421     5,020      3,410     5,490
                                       --------   --------   --------   --------    -------   -------    -------   -------
Distributions From:
  Net Investment Income:
   Institutional Class Shares........    (1,909)      (991)      (484)      (304)      (416)     (382)      (274)     (361)
  Net Short-Term Gains:
   Institutional Class Shares........        --         --       (910)        --         --        --         --        --
  Net Long-Term Gains:
   Institutional Class Shares........        --         --        (19)        --         --        --         --        --
                                       --------   --------   --------   --------    -------   -------    -------   -------
    Total Distributions..............    (1,909)      (991)    (1,413)      (304)      (416)     (382)      (274)     (361)
                                       --------   --------   --------   --------    -------   -------    -------   -------
Capital Share Transactions (1):
  Shares Issued......................    92,100    220,963     35,330    108,051     48,284    42,798     16,558    39,725
  Shares Issued in Lieu of Cash
   Distributions.....................     1,907        986      1,412        304        411       381        273       360
  Shares Redeemed....................   (14,192)   (20,236)    (9,587)    (6,137)    (3,300)   (1,109)    (2,497)     (940)
                                       --------   --------   --------   --------    -------   -------    -------   -------
    Net Increase (Decrease) from
     Capital Share
     Transactions....................    79,815    201,713     27,155    102,218     45,395    42,070     14,334    39,145
                                       --------   --------   --------   --------    -------   -------    -------   -------
    Total Increase (Decrease) in
     Net Assets......................    96,123    223,904     28,544    121,634     48,400    46,708     17,470    44,274
Net Assets
  Beginning of Period................   223,904         --    121,634         --     46,708        --     44,274        --
                                       --------   --------   --------   --------    -------   -------    -------   -------
  End of Period......................  $320,027   $223,904   $150,178   $121,634    $95,108   $46,708    $61,744   $44,274
                                       ========   ========   ========   ========    =======   =======    =======   =======
(1) Shares Issued and Redeemed:
  Shares Issued......................     7,120     19,482      2,564      9,497      4,018     4,020      1,328     3,673
  Shares Issued in Lieu of Cash
   Distributions.....................       148         84        104         24         35        35         22        33
  Shares Redeemed....................    (1,089)    (1,743)      (694)      (492)      (277)      (99)      (199)      (82)
                                       --------   --------   --------   --------    -------   -------    -------   -------
    Net Increase (Decrease) from
     Shares Issued and
     Redeemed........................     6,179     17,823      1,974      9,029      3,776     3,956      1,151     3,624
                                       ========   ========   ========   ========    =======   =======    =======   =======
Undistributed Net Investment
 Income (Distributions in Excess
 of Net Investment Income)...........  $    705   $    398   $    113   $     83    $   654   $   151    $   379   $   149

----------
Seepage 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS

               (for a share outstanding throughout each period)

                                                   U.S. Large Cap Growth Portfolio U.S. Small Cap Growth Portfolio
                                                   ------------------------------- -------------------------------
                                                                      Period                          Period
                                                                     Dec. 20,                        Dec. 20,
                                                   Six Months        2012(a)       Six Months        2012(a)
                                                      Ended             to            Ended             to
                                                    April 30,        Oct. 31,       April 30,        Oct. 31,
                                                      2014             2013           2014             2013
-------------------------------------------------------------------------------------------------------------------
                                                   (Unaudited)                     (Unaudited)
Net Asset Value, Beginning of Period..............  $  12.56      $  10.00          $  13.47      $  10.00
                                                    --------      --------          --------      --------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).................      0.10          0.16              0.05          0.07
 Net Gains (Losses) on Securities (Realized and
   Unrealized)....................................      0.76          2.49              0.28          3.44
                                                    --------      --------          --------      --------
   Total from Investment Operations...............      0.86          2.65              0.33          3.51
-------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income............................     (0.09)        (0.09)            (0.05)        (0.04)
 Net Realized Gains...............................        --            --             (0.10)           --
                                                    --------      --------          --------      --------
   Total Distributions............................     (0.09)        (0.09)            (0.15)        (0.04)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period....................  $  13.33      $  12.56          $  13.65      $  13.47
=================================================  ============   =========        ============   =========
Total Return......................................      6.90%(C)     26.58%(C)          2.45%(C)     35.17%(C)
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).............  $320,027      $223,904          $150,178      $121,634
Ratio of Expenses to Average Net Assets...........      0.20%(D)      0.20%(B)(D)       0.40%(D)      0.40%(B)(D)
Ratio of Expenses to Average Net Assets
 (Excluding Waivers and Assumption of Expenses
 and/or Recovery of Previously Waived Fees and
 Fees Paid Indirectly)............................      0.22%(D)      0.28%(B)(D)       0.42%(D)      0.49%(B)(D)
Ratio of Net Investment Income to Average Net
 Assets...........................................      1.62%(D)      1.59%(D)          0.75%(D)      0.71%(D)
Portfolio Turnover Rate...........................         0%(C)        10%(C)             9%(C)        25%(C)
-------------------------------------------------------------------------------------------------------------------

                                                   International Large Cap Growth Portfolio International Small Cap Growth Portfolio
                                                   ---------------------------------------- ----------------------------------------
                                                                           Period                                   Period
                                                                          Dec. 20,                                 Dec. 20,
                                                   Six Months             2012(a)           Six Months             2012(a)
                                                      Ended                  to                Ended                  to
                                                    April 30,             Oct. 31,           April 30,             Oct. 31,
                                                      2014                  2013               2014                  2013
------------------------------------------------------------------------------------------------------------------------------------
                                                   (Unaudited)                              (Unaudited)
Net Asset Value, Beginning of Period..............   $ 11.81           $ 10.00                $ 12.22           $ 10.00
                                                     -------           -------                -------           -------
Income from Investment Operations
---------------------------------
 Net Investment Income (Loss) (A).................      0.18              0.24                   0.12              0.24
 Net Gains (Losses) on Securities (Realized and
   Unrealized)....................................      0.40              1.74                   0.66              2.13
                                                     -------           -------                -------           -------
   Total from Investment Operations...............      0.58              1.98                   0.78              2.37
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions
------------------
 Net Investment Income............................     (0.09)            (0.17)                 (0.07)            (0.15)
 Net Realized Gains...............................        --                --                     --                --
                                                     -------           -------                -------           -------
   Total Distributions............................     (0.09)            (0.17)                 (0.07)            (0.15)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period....................   $ 12.30           $ 11.81                $ 12.93           $ 12.22
=================================================  =================   ==============       =================   ==============
Total Return......................................      4.96%(C)         19.98%(C)               6.40%(C)         23.83%(C)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands).............   $95,108           $46,708                $61,744           $44,274
Ratio of Expenses to Average Net Assets...........      0.30%(D)          0.30%(B)(D)            0.55%(D)          0.55%(B)(D)
Ratio of Expenses to Average Net Assets
 (Excluding Waivers and Assumption of Expenses
 and/or Recovery of Previously Waived Fees and
 Fees Paid Indirectly)............................      0.39%(D)          0.65%(B)(D)            0.74%(D)          1.00%(B)(D)
Ratio of Net Investment Income to Average Net
 Assets...........................................      3.03%(D)          2.60%(D)               1.89%(D)          2.50%(D)
Portfolio Turnover Rate...........................        15%(C)             3%(C)                 14%(C)             7%(C)
------------------------------------------------------------------------------------------------------------------------------------

See page 1 for the Definitions of Abbreviations and Footnotes.

                See accompanying Notes to Financial Statements.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


A. Organization:

   DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund offers seventy-seven operational portfolios, four of which, U.S. Large Cap Growth Portfolio, U.S. Small Cap Growth Portfolio, International Large Cap Growth Portfolio and International Small Cap Growth Portfolio (the "Portfolios"), are included in this report. The remaining seventy-three portfolios are presented in separate reports.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1. Security Valuation: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

   . Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)

   . Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 - significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

   Securities held by U.S. Large Cap Growth Portfolio and U.S. Small Cap Growth Portfolio (the "Domestic Equity Portfolios") and International Large Cap Growth Portfolio and International Small Cap Growth Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price at the close of the exchanges on which they are principally traded (official closing price). International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and the International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices which approximate fair value. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

   Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of Dimensional Fund Advisors LP) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT, the previous day), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Fund have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

   Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

   A summary of the inputs used to value the Portfolios' investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   For the six months ended April 30, 2014, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Portfolios.

   2. Foreign Currency Translation: Securities and other assets and liabilities of the International Equity Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

   The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

   3. Deferred Compensation Plan: Each eligible Director/Trustee of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the "Plan"). Under the Plan, effective January 1, 2002, such Directors/Trustees may defer payment of all or a portion of their total fees earned as a Director/Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses.

   Each Director/Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director/Trustee shall have the right in a notice of election (the "Notice") to defer the receipt of the Director's/Trustee's deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director/Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Director's/Trustee's first deferral election. If a Director/Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director's/Trustee's deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director/Trustee ceases to be a member of the Board (unless the Director/Trustee files an amended Notice selecting a different distribution date). As of April 30, 2014, none of the Directors/Trustees have requested or received a distribution of proceeds of a deferred fee account.

   4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board, generally based on average net assets.

   The International Equity Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor:

   The Advisor, Dimensional Fund Advisors LP, provides investment advisory services to the Portfolios.

   For the six months ended April 30, 2014, the Portfolios' investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

                U.S. Large Cap Growth Portfolio.......... 0.17%
                U.S. Small Cap Growth Portfolio.......... 0.35%
                International Large Cap Growth Portfolio. 0.25%
                International Small Cap Growth Portfolio. 0.50%

   Pursuant to a Fee Waiver and Expense Assumption Agreement (the "Fee Waiver Agreement"), the Advisor has contractually agreed to waive all or a portion of its advisory fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreement for the Portfolios below will remain in effect through February 28, 2015, and may only be terminated by the Fund's Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the six months ended April 30, 2014, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and previously waived fees subject to future recovery by the Advisor as reflected below (amounts in thousands). The Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

                                                                                 Previously
                                                                  Recovery      Waived Fees/
                                                                of Previously     Expenses
                                                                Waived Fees/       Assumed
                                                   Expense        Expenses    Subject to Future
Institutional Class Shares                    Limitation Amount    Assumed        Recovery
--------------------------                    ----------------- ------------- -----------------
U.S. Large Cap Growth Portfolio (1)..........       0.20%            --             $ 98
U.S. Small Cap Growth Portfolio (1)..........       0.40%            --               62
International Large Cap Growth Portfolio (1).       0.30%            --               97
International Small Cap Growth Portfolio (1).       0.55%            --              141

   (1) The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of each Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies and excluding any applicable 12b-1 fees) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of a class of each Portfolio, on an annualized basis, to the rates listed above as a percentage of the respective Portfolio's average net assets (the "Expense Limitation Amount"). At any time that the Portfolio Expenses of a class of a Portfolio are less than the Expense Limitation Amount listed above for such class of shares of the Portfolio, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that such reimbursement will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount.

Earned Income Credit:

   In addition, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios' custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. During the six months ended April 30, 2014, expenses reduced were as follows (amounts in thousands):

                                                        Fees Paid
                                                        Indirectly
                                                        ----------
              International Large Cap Growth Portfolio.     --
              International Small Cap Growth Portfolio.     --

Fees Paid to Officers and Directors/Trustees:

   Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the six months ended April 30, 2014, the total related amounts paid by the Fund to the CCO were $130 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

   At April 30, 2014, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

                 U.S. Large Cap Growth Portfolio.......... $ 1
                 U.S. Small Cap Growth Portfolio..........   1
                 International Large Cap Growth Portfolio.  --
                 International Small Cap Growth Portfolio.  --

E. Purchases and Sales of Securities:

   For the six months ended April 30, 2014, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

                                                    Purchases  Sales
          -                                         --------- -------
          U.S. Large Cap Growth Portfolio..........  $81,990       --
          U.S. Small Cap Growth Portfolio..........   39,186  $12,239
          International Large Cap Growth Portfolio.   56,205    9,016
          International Small Cap Growth Portfolio.   21,984    7,391

   There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

   Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

   Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2013, primarily attributable to net foreign currency gains/losses, non-deductible organizational costs, 90 day stock issuance expense, non-deductible excise tax and realized gains on securities considered to be "passive foreign investment companies", were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

                                                             Increase       Increase
                                                            (Decrease)     (Decrease)
                                             Increase     Undistributed   Accumulated
                                            (Decrease)    Net Investment  Net Realized
                                          Paid-In Capital     Income     Gains (Losses)
                                          --------------- -------------- --------------
U.S. Large Cap Growth Portfolio..........       $(8)           $ 8             --
U.S. Small Cap Growth Portfolio..........        (8)             8             --
International Large Cap Growth Portfolio.        (9)            --            $ 9
International Small Cap Growth Portfolio.        (8)             1              7

   The tax character of dividends and distributions declared and paid during the year ended October 31, 2013 were as follows (amounts in thousands):

                                            Net Investment
                                              Income and
                                              Short-Term     Long-Term
                                            Capital Gains  Capital Gains Total
                                            -------------- ------------- -----
  U.S. Large Cap Growth Portfolio
  2013.....................................      $991           --       $991
  U.S. Small Cap Growth Portfolio
  2013.....................................       304           --        304
  International Large Cap Growth Portfolio
  2013.....................................       382           --        382
  International Small Cap Growth Portfolio
  2013.....................................       361           --        361

   At October 31, 2013, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

                                          Undistributed
                                               Net                                                   Total Net
                                           Investment                                              Distributable
                                           Income and   Undistributed    Capital      Unrealized     Earnings
                                           Short-Term     Long-Term       Loss       Appreciation  (Accumulated
                                          Capital Gains Capital Gains Carryforwards (Depreciation)    Losses)
                                          ------------- ------------- ------------- -------------- -------------
U.S. Large Cap Growth Portfolio..........     $399            --          $(26)        $21,827        $22,200
U.S. Small Cap Growth Portfolio..........      989           $12            --          18,423         19,424
International Large Cap Growth Portfolio.      149            --           (40)          4,538          4,647
International Small Cap Growth Portfolio.      150            --           (87)          5,075          5,138

   For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Portfolios after October 31, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2013, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

                                               Expires on October 31,
                                               ----------------------
                                                     Unlimited        Total
                                               ---------------------- -----
     U.S. Large Cap Growth Portfolio..........          $26            $26
     International Large Cap Growth Portfolio.           40             40
     International Small Cap Growth Portfolio.           87             87

   During the year ended October 31, 2013 each Portfolio did not utilize capital loss carryforwards.

   At April 30, 2014, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

                                                                                  Net
                                                                               Unrealized
                                          Federal   Unrealized   Unrealized   Appreciation
                                          Tax Cost Appreciation Depreciation (Depreciation)
                                          -------- ------------ ------------ --------------
U.S. Large Cap Growth Portfolio.......... $300,904   $41,024      $(3,754)      $37,270
U.S. Small Cap Growth Portfolio..........  185,816    23,065       (3,916)       19,149
International Large Cap Growth Portfolio.  100,196     6,976         (952)        6,024
International Small Cap Growth Portfolio.   63,247     8,991       (1,609)        7,382

   The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

   Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Portfolios' tax positions and has concluded that no additional provision for income tax is required in any Portfolio's financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios' federal tax returns for the prior fiscal period remains subject to examination by the Internal Revenue Service.

G. Financial Instruments:

   In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

H. Line of Credit:

   The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million unsecured discretionary line of credit effective March 4, 2013 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit was scheduled to expire on March 3, 2014, however, effective March 3, 2014, the term was extended until March 2, 2015.

   The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 10, 2014 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 9, 2015.

   For the six months ended April 30, 2014, borrowings by the Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

                                            Weighted      Weighted    Number of   Interest Maximum Amount
                                             Average    Average Loan     Days     Expense  Borrowed During
                                          Interest Rate   Balance    Outstanding* Incurred   The Period
                                          ------------- ------------ ------------ -------- ---------------
U.S. Small Cap Growth Portfolio..........     0.84%        $1,116         10         --        $1,774
International Large Cap Growth Portfolio.     0.84%            82          6         --           110
International Small Cap Growth Portfolio.     0.83%            51          9         --            99

* Number of Days Outstanding represents the total of single or consecutive days during the six months ended April 30, 2014, that each Portfolio's available line of credit was utilized.

   There were no outstanding borrowings by the Portfolios under the lines of credit as of April 30, 2014.

I. Securities Lending:

   As of April 30, 2014, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. In addition, International Large Cap Growth Portfolio and International Small Cap Growth Portfolio received non-cash collateral consisting of short and/or long term U.S. Treasury securities with a market value of $1,231 and $634 (in thousands), respectively. Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the

Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

   Subject to their stated investment policies, each Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the "Money Market Series"), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

   Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Other:

   At April 30, 2014, the following number of shareholders held the following approximate percentages of the stated fund outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

                                                             Approximate
                                                              Percentage
                                                Number of   of Outstanding
                                               Shareholders     Shares
                                               ------------ --------------
     U.S. Large Cap Growth Portfolio..........      3             93%
     U.S. Small Cap Growth Portfolio..........      3             98%
     International Large Cap Growth Portfolio.      3             96%
     International Small Cap Growth Portfolio.      3             97%

L. Subsequent Event Evaluations:

   Management has evaluated the impact of all subsequent events on the Portfolios and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

                  VOTING PROXIES ON FUND PORTFOLIO SECURITIES

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning
July 1st and ending June 30th.

               BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

   At the Board meeting held on December 13, 2013 (the "Meeting"), the Board of Directors of DFA Investment Dimensions Group Inc. (the "Board") considered the continuation of the investment advisory agreements for each portfolio (collectively, the "Funds") and, if applicable, a Fund's sub-advisory agreements. For certain Funds, Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as sub-advisors. (The investment advisory agreements and the sub-advisory agreements are referred to as the "Advisory Agreements," and the Advisor and sub-advisors are referred to as the "Advisor.")

   Prior to the Meeting, independent counsel to the Independent Board Members sent to the Advisor a request for information, which identified the information that the Independent Board Members wished to receive in order to consider the continuation of the Advisory Agreements. The Independent Board Members met with their independent counsel in advance of the Meeting to discuss the materials provided by the Advisor, the independent reports prepared by Morningstar Associates, LLC (the "Morningstar Reports"), and issues related to the continuation of the Advisory Agreements. Also in advance of the Meeting, management provided additional materials to address and respond to questions that the Independent Board Members posed after their review and analysis of materials provided by the Advisor and the Morningstar Reports.

   At the Meeting, the Board considered a number of factors when considering the continuation of each Advisory Agreement for a Fund, including: (i) the nature, extent and quality of services provided by the Advisor to each Fund;
(ii) the performance of each Fund and the Advisor; (iii) the fees and expenses borne by each Fund; (iv) the profitability realized by the Advisor from the relationship with each Fund; and (v) whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of the advisory fee charged.

   When considering the nature and quality of the services provided by the Advisor to a Fund, the Board reviewed: (a) the scope and depth of the Advisor's organization; (b) the experience and expertise of its investment professionals currently providing management services to the Fund; and (c) the Advisor's investment advisory capabilities. The Board evaluated the Advisor's portfolio management process and discussed the unique features of the Advisor's investment approach. The Board also considered the nature and character of non-investment management services provided by the Advisor. After analyzing the caliber of services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

   In considering the performance of each Fund, the Board analyzed the Morningstar Reports, which compared the performance of each Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of each Fund and its benchmark index, along with the Advisor's explanation of the performance. The Board concluded that the Advisor's explanations provided a sound basis for understanding the comparative performance of the Funds. The Board determined based on the Fund's investment strategies and the expectations of its shareholder base, among other things, that the performance of each Fund was reasonable as compared with relevant performance standards.

   When considering the fees and expenses borne by each Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services as provided in the Morningstar Reports. The Board concluded that the advisory fees and total expenses of each Fund over various periods were favorable in relation to those of its peer funds, and that the advisory fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

   The Board considered the profitability of each Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing services to each Fund. The Board considered the profitability to the Advisor of managing and servicing the Funds and the Advisor's unregistered clients, such as collective trusts, group trusts and separate accounts. Upon closely examining the Advisor's profitability, the Board concluded, among other things, that it was reasonable.

   The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

   After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

 [LOGO]                                                        DFA043014-041S

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is not applicable to the Registrant because it is not a listed issuer.

ITEM 6. INVESTMENTS.

(a) Please see the schedules of investments contained in the reports to stockholders included under Item 1 of this Report except as discussed below. Provided below is a complete schedule of investments for each series of the Registrant or the master fund in which the series of the Registrant invests that provided a summary schedule of portfolio holdings in a report to stockholders included under Item 1 in lieu of a complete schedule of investments. The schedules of investments for the following series are provided below:

 Name of Entity for which Schedule of   Relationship to Series of the
 Investments is Provided                Registrant
 ------------------------------------   -------------------------------------
 U.S. Large Cap Equity Portfolio        Series of Registrant
 U.S. Targeted Value Portfolio          Series of Registrant
 U.S. Small Cap Value Portfolio         Series of Registrant
 U.S. Core Equity 1 Portfolio           Series of Registrant
 U.S. Core Equity 2 Portfolio           Series of Registrant
 U.S. Vector Equity Portfolio           Series of Registrant
 U.S. Small Cap Portfolio               Series of Registrant
 U.S. Micro Cap Portfolio               Series of Registrant
 DFA Real Estate Securities Portfolio   Series of Registrant
 Large Cap International Portfolio      Series of Registrant
 International Core Equity Portfolio    Series of Registrant
 DFA International Real Estate          Series of Registrant
 Securities Portfolio
 DFA International Small Cap Value      Series of Registrant
 Portfolio
 International Vector Equity Portfolio  Series of Registrant
 Emerging Markets Core Equity Portfolio Series of Registrant
 The U.S. Large Cap Value Series        Master fund for U.S. Large Cap Value
                                        Portfolio
 The DFA International Value Series     Master fund for LWAS/DFA
                                        International High Book to Market
                                        Portfolio
 The Japanese Small Company Series      Master fund for Japanese Small
                                        Company Portfolio

 Name of Entity for which Schedule of   Relationship to Series of the
 Investments is Provided                Registrant
 ------------------------------------   -------------------------------------
 The Asia Pacific Small Company Series  Master fund for Asia Pacific Small
                                        Company Portfolio
 The United Kingdom Small Company       Master fund for United Kingdom Small
 Series                                 Company Portfolio
 The Continental Small Company Series   Master fund for Continental Small
                                        Company Portfolio
 The Emerging Markets Series            Master fund for Emerging Markets
                                        Portfolio
 The Emerging Markets Small Cap Series  Master fund for Emerging Markets
                                        Small Cap Portfolio
 Dimensional Emerging Markets Value     Master fund for Emerging Markets
 Fund                                   Value Portfolio
 U.S. Social Core Equity 2 Portfolio    Series of Registrant
 U.S. Sustainability Core 1 Portfolio   Series of Registrant
 International Sustainability Core 1    Series of Registrant
 Portfolio
 DFA International Value ex Tobacco     Series of Registrant
 Portfolio
 International Social Core Equity       Series of Registrant
 Portfolio
 Emerging Markets Social Core Equity    Series of Registrant
 Portfolio
 Tax-Managed U.S. Equity Portfolio      Series of Registrant
 Tax-Managed U.S. Targeted Value        Series of Registrant
 Portfolio
 Tax-Managed U.S. Small Cap Portfolio   Series of Registrant
 T.A. U.S. Core Equity 2 Portfolio      Series of Registrant
 Tax-Managed DFA International Value    Series of Registrant
 Portfolio
 T.A. World ex U.S. Core Equity         Series of Registrant
 Portfolio
 The Tax-Managed U.S. Marketwide Value  Master fund for Tax-Managed U.S.
 Series                                 Marketwide Value Portfolio
 CSTG&E U.S. Social Core Equity 2       Series of Registrant
 Portfolio
 CSTG&E International Social Core       Series of Registrant
 Equity Portfolio

 Name of Entity for which Schedule of   Relationship to Series of the
 Investments is Provided                Registrant
 ------------------------------------   -------------------------------------
 VA U.S. Targeted Value Portfolio       Series of Registrant
 VA U.S. Large Value Portfolio          Series of Registrant
 VA International Value Portfolio       Series of Registrant
 VA International Small Portfolio       Series of Registrant
 U.S. Large Cap Growth Portfolio        Series of Registrant
 U.S. Small Cap Growth Portfolio        Series of Registrant
 International Large Cap Growth         Series of Registrant
 Portfolio
 International Small Cap Growth         Series of Registrant
 Portfolio

                     DFA INVESTMENT DIMENSIONS GROUP INC.
                       THE DFA INVESTMENT TRUST COMPANY
                    DIMENSIONAL EMERGING MARKETS VALUE FUND

                  DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

SCHEDULES OF INVESTMENTS
------------------------

Investment Abbreviations
ADR             American Depositary Receipt
FNMA            Federal National Mortgage Association
GDR             Global Depository Receipt
NVDR            Non-Voting Depository Receipt
P.L.C.          Public Limited Company
REIT            Real Estate Investment Trust
SA              Special Assessment
STRIP           Seperate Trading of Registered Interest and Principal of
                Securities

Investment Footnotes
+               See Note B to Financial Statements.
++              Securities have generally been fair valued. See Note B to
                Financial Statements.
*               Non-Income Producing Securities.
#               Total or Partial Securities on Loan.
@               Security purchased with cash proceeds from Securities on Loan.
(o)             Security is being fair valued as of April 30, 2013.
--              Amounts designated as -- are either zero or rounded to zero.
(S)             Affiliated Fund.

                        U.S. LARGE CAP EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                              SHARES   VALUE+
                                                              ------ ----------
COMMON STOCKS -- (88.6%)

Consumer Discretionary -- (11.8%)
#   Abercrombie & Fitch Co. Class A                            1,639 $   60,250
    Advance Auto Parts, Inc.                                     678     82,235
*   Amazon.com, Inc.                                           3,260    991,464
*   AMC Networks, Inc. Class A                                   730     47,939
*   Apollo Education Group, Inc. Class A                       1,705     49,206
#*  Ascena Retail Group, Inc.                                  3,200     55,040
#   Autoliv, Inc.                                              2,052    209,263
#*  AutoNation, Inc.                                             813     43,081
#*  Bed Bath & Beyond, Inc.                                    1,929    119,849
#   Best Buy Co., Inc.                                         5,932    153,817
    BorgWarner, Inc.                                           2,278    141,555
    Brunswick Corp.                                            1,850     74,351
    Burger King Worldwide, Inc.                                  744     19,441
#*  Cabela's, Inc.                                             1,521     99,793
#   Cablevision Systems Corp. Class A                          2,351     39,262
#*  CarMax, Inc.                                               2,608    114,178
    Carnival Corp.                                             2,571    101,066
#   Carter's, Inc.                                             1,241     91,412
#   CBS Corp. Class B                                          6,091    351,816
#*  Charter Communications, Inc. Class A                         892    120,893
#*  Chipotle Mexican Grill, Inc.                                 320    159,520
#   Cinemark Holdings, Inc.                                    2,673     79,174
    Coach, Inc.                                                2,269    101,311
#   Comcast Corp. Class A                                     19,662  1,017,705
    Comcast Corp. Special Class A                              3,832    195,547
#   Dana Holding Corp.                                         3,382     71,597
#   Darden Restaurants, Inc.                                   2,148    106,777
    Delphi Automotive P.L.C.                                   2,555    170,776
    Dick's Sporting Goods, Inc.                                1,035     54,503
    Dillard's, Inc. Class A                                    1,305    127,799
*   DIRECTV                                                    3,398    263,685
#*  Discovery Communications, Inc. Class A                     1,030     78,177
*   Discovery Communications, Inc. Class C                       458     32,120
#*  DISH Network Corp. Class A                                 1,998    113,606
*   Dollar General Corp.                                       5,026    283,667
*   Dollar Tree, Inc.                                          1,924    100,183
#   DR Horton, Inc.                                            4,627    103,090
    DSW, Inc. Class A                                          1,114     37,196
#   Dunkin' Brands Group, Inc.                                 1,997     90,883
    Expedia, Inc.                                              1,912    135,733
    Family Dollar Stores, Inc.                                 1,227     72,086
    Foot Locker, Inc.                                          3,128    145,546
    Ford Motor Co.                                            41,485    669,983
*   Fossil Group, Inc.                                           521     55,565
#   GameStop Corp. Class A                                     4,008    159,037
#   Gannett Co., Inc.                                          4,493    122,075
    Gap, Inc. (The)                                            3,984    156,571
#   Garmin, Ltd.                                               1,964    112,144
    General Motors Co.                                        14,712    507,270
    Gentex Corp.                                               2,757     79,043
#   Genuine Parts Co.                                          1,571    136,865

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                              SHARES   VALUE+
                                                              ------ ----------
Consumer Discretionary -- (Continued)
    GNC Holdings, Inc. Class A                                 2,069 $   93,105
    Goodyear Tire & Rubber Co. (The)                           3,914     98,633
    Graham Holdings Co. Class B                                  108     72,493
#*  Groupon, Inc.                                              2,889     20,194
    H&R Block, Inc.                                            2,350     66,787
    Hanesbrands, Inc.                                            953     78,232
    Harley-Davidson, Inc.                                      2,708    200,229
    Harman International Industries, Inc.                      1,037    113,666
#   Hasbro, Inc.                                               1,280     70,733
    Home Depot, Inc. (The)                                    13,913  1,106,223
#*  HomeAway, Inc.                                               883     28,803
*   Hyatt Hotels Corp. Class A                                   518     29,153
    International Game Technology                              5,685     71,347
    Interpublic Group of Cos., Inc. (The)                      7,034    122,532
    Johnson Controls, Inc.                                     6,911    311,962
#*  Kate Spade & Co.                                           1,751     60,882
#   Kohl's Corp.                                               5,415    296,688
    L Brands, Inc.                                             1,990    107,858
#*  Lamar Advertising Co. Class A                              1,414     70,587
#*  Lands' End, Inc.                                             436     12,055
    Las Vegas Sands Corp.                                      4,105    324,829
    Lear Corp.                                                 1,928    160,140
#   Leggett & Platt, Inc.                                      2,937     96,510
#   Lennar Corp. Class A                                       2,418     93,311
#*  Liberty Global P.L.C. Class A                              1,583     63,035
*   Liberty Global P.L.C. Class C                              4,781    183,734
*   Liberty Interactive Corp. Class A                          8,042    233,700
#*  Liberty Media Corp. Class A                                1,474    191,193
*   Liberty Ventures Series A                                  1,806    104,820
#   Lions Gate Entertainment Corp.                             2,291     60,780
*   Live Nation Entertainment, Inc.                            6,386    133,340
*   LKQ Corp.                                                  2,072     60,337
    Lowe's Cos., Inc.                                         10,014    459,743
#*  Lululemon Athletica, Inc.                                    970     44,552
    Macy's, Inc.                                               4,535    260,445
#*  Madison Square Garden Co. (The) Class A                      918     50,123
#   Marriott International, Inc. Class A                       1,972    114,238
    Mattel, Inc.                                               3,239    127,017
    McDonald's Corp.                                           9,563    969,497
#*  MGM Resorts International                                  9,392    236,960
*   Michael Kors Holdings, Ltd.                                1,976    180,211
*   Mohawk Industries, Inc.                                    1,021    135,191
#   Morningstar, Inc.                                            688     50,451
*   Murphy USA, Inc.                                             641     27,242
*   Netflix, Inc.                                                228     73,425
#   Newell Rubbermaid, Inc.                                    2,984     89,848
*   News Corp. Class A                                         5,000     85,100
#*  News Corp. Class B                                         2,243     37,099
    NIKE, Inc. Class B                                         6,243    455,427
    Nordstrom, Inc.                                            1,701    104,237
#*  Norwegian Cruise Line Holdings, Ltd.                       1,225     40,143
*   NVR, Inc.                                                     85     91,545

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                              SHARES   VALUE+
                                                              ------ ----------
Consumer Discretionary -- (Continued)
*   O'Reilly Automotive, Inc.                                  1,049 $  156,081
    Omnicom Group, Inc.                                        1,541    104,295
#*  Panera Bread Co. Class A                                     502     76,791
#*  Penn National Gaming, Inc.                                 1,617     18,046
    Penske Automotive Group, Inc.                              2,667    122,309
#   PetSmart, Inc.                                               921     62,333
    Polaris Industries, Inc.                                     605     81,270
*   Priceline Group, Inc. (The)                                  446    516,356
    PulteGroup, Inc.                                           5,654    103,977
    PVH Corp.                                                  1,116    140,136
    Ralph Lauren Corp.                                           865    130,935
    Ross Stores, Inc.                                          1,910    130,033
    Royal Caribbean Cruises, Ltd.                              3,246    172,460
*   Sally Beauty Holdings, Inc.                                2,268     62,166
    Scripps Networks Interactive, Inc. Class A                   942     70,716
#*  Sears Holdings Corp.                                       1,450     63,524
#   Service Corp. International                                5,961    111,888
#   Signet Jewelers, Ltd.                                      1,055    106,893
#   Sinclair Broadcast Group, Inc. Class A                     1,610     43,035
#*  Sirius XM Holdings, Inc.                                  24,475     78,075
    Six Flags Entertainment Corp.                              1,474     59,166
#   Sotheby's                                                    898     37,770
#   Staples, Inc.                                             12,015    150,187
    Starbucks Corp.                                            7,051    497,942
    Starwood Hotels & Resorts Worldwide, Inc.                  1,659    127,162
#*  Starz                                                      1,278     41,241
    Target Corp.                                               6,115    377,601
*   Tenneco, Inc.                                                840     50,291
#*  Tesla Motors, Inc.                                           502    104,361
    Tiffany & Co.                                                978     85,565
    Time Warner Cable, Inc.                                    3,035    429,331
    Time Warner, Inc.                                          8,193    544,507
    TJX Cos., Inc. (The)                                       6,813    396,380
#*  Toll Brothers, Inc.                                        2,288     78,341
#   Tractor Supply Co.                                         1,325     89,093
*   TripAdvisor, Inc.                                          1,095     88,410
#*  TRW Automotive Holdings Corp.                              2,980    239,443
    Tupperware Brands Corp.                                      916     77,778
#   Twenty-First Century Fox, Inc. Class A                    10,764    344,663
    Twenty-First Century Fox, Inc. Class B                     2,877     90,108
*   Ulta Salon Cosmetics & Fragrance, Inc.                       574     50,346
#*  Under Armour, Inc. Class A                                 1,266     61,895
*   Urban Outfitters, Inc.                                     3,181    113,419
    VF Corp.                                                   2,392    146,127
    Viacom, Inc. Class A                                         134     11,386
    Viacom, Inc. Class B                                       3,777    320,969
*   Visteon Corp.                                              1,065     92,453
    Walt Disney Co. (The)                                     16,094  1,276,898
#   Wendy's Co. (The)                                          5,283     43,902
    Whirlpool Corp.                                            1,898    291,115
    Williams-Sonoma, Inc.                                      2,237    140,528
    Wyndham Worldwide Corp.                                    2,087    148,887

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE+
                                                             ------ -----------
Consumer Discretionary -- (Continued)
    Wynn Resorts, Ltd.                                          799 $   162,908
    Yum! Brands, Inc.                                         4,384     337,524
                                                                    -----------
Total Consumer Discretionary                                         26,334,546
                                                                    -----------
Consumer Staples -- (7.4%)
    Altria Group, Inc.                                       19,164     768,668
#   Archer-Daniels-Midland Co.                                4,620     202,033
    Avon Products, Inc.                                       3,081      47,078
    Beam, Inc.                                                2,151     179,544
#   Brown-Forman Corp. Class A                                  358      31,909
#   Brown-Forman Corp. Class B                                1,235     110,804
    Bunge, Ltd.                                               2,014     160,415
#   Campbell Soup Co.                                         2,657     120,867
    Church & Dwight Co., Inc.                                 1,809     124,839
#   Clorox Co. (The)                                          1,137     103,126
    Coca-Cola Co. (The)                                      33,826   1,379,763
    Coca-Cola Enterprises, Inc.                               4,550     206,752
    Colgate-Palmolive Co.                                     8,832     594,394
    ConAgra Foods, Inc.                                       4,506     137,478
*   Constellation Brands, Inc. Class A                        1,792     143,073
    Costco Wholesale Corp.                                    3,643     421,422
    CVS Caremark Corp.                                       10,891     791,994
    Dr Pepper Snapple Group, Inc.                             3,550     196,741
#   Energizer Holdings, Inc.                                  1,296     144,750
    Estee Lauder Cos., Inc. (The) Class A                     2,096     152,107
    Flowers Foods, Inc.                                       3,865      79,310
    General Mills, Inc.                                       5,086     269,660
*   Hain Celestial Group, Inc. (The)                            651      55,999
#   Herbalife, Ltd.                                           1,227      73,595
    Hershey Co. (The)                                         1,356     130,501
    Hillshire Brands Co. (The)                                2,087      74,402
    Hormel Foods Corp.                                        1,800      85,842
#   Ingredion, Inc.                                           2,056     144,845
#   JM Smucker Co. (The)                                      1,632     157,782
    Kellogg Co.                                               2,216     148,095
#   Keurig Green Mountain, Inc.                               1,879     176,025
    Kimberly-Clark Corp.                                      3,635     408,029
    Kraft Foods Group, Inc.                                   5,414     307,840
#   Kroger Co. (The)                                          5,880     270,715
    Lorillard, Inc.                                           2,348     139,518
#   McCormick & Co., Inc.                                       837      59,594
    Mead Johnson Nutrition Co.                                1,860     164,164
    Molson Coors Brewing Co. Class B                          2,181     130,795
    Mondelez International, Inc. Class A                     11,530     411,045
*   Monster Beverage Corp.                                    1,414      94,681
#   Nu Skin Enterprises, Inc. Class A                           695      60,465
    PepsiCo, Inc.                                            14,898   1,279,589
    Philip Morris International, Inc.                         7,357     628,509
*   Pilgrim's Pride Corp.                                     4,150      90,719
#   Pricesmart, Inc.                                            408      39,184
    Procter & Gamble Co. (The)                               20,979   1,731,816
    Reynolds American, Inc.                                   2,783     157,045

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE+
                                                             ------ -----------
Consumer Staples -- (Continued)
*   Rite Aid Corp.                                           10,428 $    76,124
    Safeway, Inc.                                             6,868     233,924
#*  Seaboard Corp.                                                4       9,752
    Spectrum Brands Holdings, Inc.                            1,004      77,137
    Sysco Corp.                                               4,817     175,483
    Tyson Foods, Inc. Class A                                 5,856     245,776
#*  United Natural Foods, Inc.                                  743      51,289
    Wal-Mart Stores, Inc.                                    19,844   1,581,765
    Walgreen Co.                                              6,926     470,275
*   WhiteWave Foods Co. (The) Class A                         2,379      65,875
#   Whole Foods Market, Inc.                                  2,570     127,729
                                                                    -----------
Total Consumer Staples                                               16,502,650
                                                                    -----------
Energy -- (10.5%)
    Anadarko Petroleum Corp.                                  3,853     381,524
    Apache Corp.                                              4,339     376,625
#*  Atwood Oceanics, Inc.                                     1,717      85,095
    Baker Hughes, Inc.                                        4,021     281,068
    Cabot Oil & Gas Corp.                                     3,541     139,090
*   Cameron International Corp.                               4,027     261,594
#*  Cheniere Energy, Inc.                                     1,002      56,563
    Chesapeake Energy Corp.                                  12,956     372,485
    Chevron Corp.                                            21,017   2,638,054
    Cimarex Energy Co.                                        2,113     251,701
*   Cobalt International Energy, Inc.                         1,520      27,360
*   Concho Resources, Inc.                                    2,490     324,820
    ConocoPhillips                                           14,678   1,090,722
    CONSOL Energy, Inc.                                       3,027     134,732
#*  Continental Resources, Inc.                                 383      53,053
    Core Laboratories NV                                        396      74,321
#   Denbury Resources, Inc.                                   4,861      81,762
    Devon Energy Corp.                                        3,533     247,310
#   Diamond Offshore Drilling, Inc.                           1,472      80,386
*   Dresser-Rand Group, Inc.                                  1,357      82,017
*   Dril-Quip, Inc.                                             606      68,551
    Energen Corp.                                               981      76,430
    EOG Resources, Inc.                                       6,914     677,572
    EQT Corp.                                                   998     108,772
    Exxon Mobil Corp.                                        54,223   5,552,977
*   FMC Technologies, Inc.                                    1,808     102,514
*   Gulfport Energy Corp.                                     1,102      81,184
    Halliburton Co.                                           9,775     616,509
#   Helmerich & Payne, Inc.                                   2,146     233,163
    Hess Corp.                                                3,251     289,859
#   HollyFrontier Corp.                                       4,248     223,402
#   Kinder Morgan, Inc.                                       4,401     143,737
*   Kosmos Energy, Ltd.                                       5,012      54,731
#*  Laredo Petroleum, Inc.                                    2,647      77,372
#   LinnCo LLC                                                2,321      63,967
    Marathon Oil Corp.                                        8,550     309,083
    Marathon Petroleum Corp.                                  3,917     364,085
    Murphy Oil Corp.                                          2,567     162,825

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE+
                                                             ------ -----------
Energy -- (Continued)
    Nabors Industries, Ltd.                                   6,763 $   172,592
    National Oilwell Varco, Inc.                              3,081     241,951
*   Newfield Exploration Co.                                  3,500     118,475
    Noble Corp. P.L.C.                                        4,090     126,013
    Noble Energy, Inc.                                        3,961     284,321
#*  Oasis Petroleum, Inc.                                     2,867     133,344
    Occidental Petroleum Corp.                                8,655     828,716
    Oceaneering International, Inc.                           1,103      80,828
*   Oil States International, Inc.                            1,445     140,367
#   ONEOK, Inc.                                               3,498     221,144
    Patterson-UTI Energy, Inc.                                3,518     114,441
    Peabody Energy Corp.                                      4,708      89,499
    Phillips 66                                               4,161     346,278
#   Pioneer Natural Resources Co.                               993     191,917
    QEP Resources, Inc.                                       4,254     130,555
#   Range Resources Corp.                                     1,523     137,755
#*  Rowan Cos. P.L.C. Class A                                 2,040      63,077
    RPC, Inc.                                                 3,262      72,514
    Schlumberger, Ltd.                                       11,950   1,213,522
    SM Energy Co.                                             1,978     146,629
*   Southwestern Energy Co.                                   5,921     283,497
    Spectra Energy Corp.                                      4,576     181,713
#   Superior Energy Services, Inc.                            3,278     107,912
    Targa Resources Corp.                                       738      79,697
    Teekay Corp.                                              1,908     107,058
    Tesoro Corp.                                              2,810     158,175
#   Transocean, Ltd.                                          2,338     100,698
#*  Ultra Petroleum Corp.                                     1,422      42,376
    Valero Energy Corp.                                       5,649     322,953
*   Weatherford International, Ltd.                          13,261     278,481
*   Whiting Petroleum Corp.                                   3,038     223,961
    Williams Cos., Inc. (The)                                 7,047     297,172
*   WPX Energy, Inc.                                          3,551      75,565
                                                                    -----------
Total Energy                                                         23,360,211
                                                                    -----------
Financials -- (11.6%)
    ACE, Ltd.                                                 2,459     251,605
*   Affiliated Managers Group, Inc.                             442      87,604
    Aflac, Inc.                                               5,183     325,078
*   Alleghany Corp.                                             208      84,860
    Allied World Assurance Co. Holdings AG                      583      62,783
    Allstate Corp. (The)                                      4,065     231,502
#*  Altisource Portfolio Solutions SA                           400      41,484
*   American Capital, Ltd.                                    4,942      74,081
    American Express Co.                                      9,240     807,853
    American Financial Group, Inc.                            1,651      96,468
    American International Group, Inc.                       10,252     544,689
    Ameriprise Financial, Inc.                                1,831     204,395
    Aon P.L.C.                                                2,512     213,219
#*  Arch Capital Group, Ltd.                                  1,756     100,654
    Arthur J Gallagher & Co.                                  1,742      78,425
    Assurant, Inc.                                            1,270      85,611

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                              SHARES   VALUE+
                                                              ------ ----------
Financials -- (Continued)
    Assured Guaranty, Ltd.                                     2,897 $   69,267
    Axis Capital Holdings, Ltd.                                2,212    101,199
    Bank of America Corp.                                     76,492  1,158,089
    Bank of New York Mellon Corp. (The)                        8,164    276,515
    BB&T Corp.                                                 5,195    193,929
*   Berkshire Hathaway, Inc. Class B                          13,217  1,703,010
    BlackRock, Inc.                                              968    291,368
    BOK Financial Corp.                                        1,052     68,822
    Brown & Brown, Inc.                                        2,876     85,647
    Capital One Financial Corp.                                5,082    375,560
    CBOE Holdings, Inc.                                        1,497     79,880
*   CBRE Group, Inc. Class A                                   3,491     93,000
#   Charles Schwab Corp. (The)                                 8,253    219,117
    Chubb Corp. (The)                                          1,720    158,378
#   Cincinnati Financial Corp.                                 2,404    117,171
    CIT Group, Inc.                                            2,682    115,460
    Citigroup, Inc.                                           22,250  1,065,997
    City National Corp.                                        1,041     75,545
    CME Group, Inc.                                            2,250    158,377
    CNA Financial Corp.                                          553     22,645
    Comerica, Inc.                                             2,346    113,171
#   Commerce Bancshares, Inc.                                  1,795     78,047
#   Cullen/Frost Bankers, Inc.                                 1,101     84,127
    Discover Financial Services                                5,858    327,462
*   E*TRADE Financial Corp.                                    4,966    111,487
    East West Bancorp, Inc.                                    3,214    110,915
#   Eaton Vance Corp.                                          2,155     77,731
    Erie Indemnity Co. Class A                                 1,049     75,161
#   Everest Re Group, Ltd.                                       865    136,696
#   Fidelity National Financial, Inc. Class A                  4,714    151,696
    Fifth Third Bancorp                                       11,229    231,430
    First Niagara Financial Group, Inc.                        6,123     54,617
#   First Republic Bank                                        2,316    117,560
    FirstMerit Corp.                                           2,975     57,685
*   Forest City Enterprises, Inc. Class A                      3,215     60,796
    Franklin Resources, Inc.                                   3,657    191,444
*   Genworth Financial, Inc. Class A                           6,943    123,933
    Goldman Sachs Group, Inc. (The)                            3,819    610,353
    Hartford Financial Services Group, Inc. (The)              8,400    301,308
    HCC Insurance Holdings, Inc.                               1,592     73,136
*   Howard Hughes Corp. (The)                                    671     95,792
    Huntington Bancshares, Inc.                               10,514     96,308
    IntercontinentalExchange Group, Inc.                         712    145,561
    Invesco, Ltd.                                              5,966    210,063
#   Investors Bancorp, Inc.                                    1,288     34,428
    Jones Lang LaSalle, Inc.                                   1,003    116,238
    JPMorgan Chase & Co.                                      34,493  1,930,918
    KeyCorp                                                   12,667    172,778
#   Legg Mason, Inc.                                           2,241    105,080
    Leucadia National Corp.                                    4,728    120,659
    Lincoln National Corp.                                     3,979    193,021
    Loews Corp.                                                2,259     99,328

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE+
                                                             ------ -----------
Financials -- (Continued)
    LPL Financial Holdings, Inc.                              2,168 $   102,655
#   M&T Bank Corp.                                            2,188     266,958
#*  Markel Corp.                                                173     108,284
    Marsh & McLennan Cos., Inc.                               4,657     229,637
    McGraw Hill Financial, Inc.                               2,404     177,728
    MetLife, Inc.                                             6,728     352,211
    Moody's Corp.                                             1,943     152,525
    Morgan Stanley                                           10,929     338,034
*   MSCI, Inc.                                                2,246      91,053
    NASDAQ OMX Group, Inc. (The)                              2,367      87,342
#   New York Community Bancorp, Inc.                          5,652      87,097
    Northern Trust Corp.                                      3,219     193,945
*   Ocwen Financial Corp.                                     1,417      53,704
    Old Republic International Corp.                          4,693      77,716
    PartnerRe, Ltd.                                             875      92,225
#   People's United Financial, Inc.                           5,614      80,168
    PNC Financial Services Group, Inc. (The)                  3,586     301,367
*   Popular, Inc.                                             1,497      46,257
    Principal Financial Group, Inc.                           4,015     188,063
    ProAssurance Corp.                                          758      34,428
    Progressive Corp. (The)                                  11,969     290,248
    Prosperity Bancshares, Inc.                               1,243      73,337
    Protective Life Corp.                                     1,224      62,608
    Prudential Financial, Inc.                                3,276     264,308
    Raymond James Financial, Inc.                             2,300     114,310
*   Realogy Holdings Corp.                                    1,935      81,367
#   Regions Financial Corp.                                  18,864     191,281
    Reinsurance Group of America, Inc.                        1,142      87,603
#   RenaissanceRe Holdings, Ltd.                                899      90,988
    SEI Investments Co.                                       2,095      67,836
*   Signature Bank                                              740      87,927
    SLM Corp.                                                12,251     315,463
    State Street Corp.                                        3,101     200,201
    SunTrust Banks, Inc.                                      3,844     147,071
*   SVB Financial Group                                       1,203     128,348
    T Rowe Price Group, Inc.                                  2,086     171,323
    TD Ameritrade Holding Corp.                               4,442     141,700
*   TFS Financial Corp.                                       3,372      45,151
#   Torchmark Corp.                                           1,482     118,115
    Travelers Cos., Inc. (The)                                4,677     423,643
    U.S. Bancorp                                             16,340     666,345
    Unum Group                                                3,614     120,057
    Validus Holdings, Ltd.                                    1,707      63,278
    Waddell & Reed Financial, Inc. Class A                    1,546     104,278
    Wells Fargo & Co.                                        44,451   2,206,548
#   Willis Group Holdings P.L.C.                              1,353      55,459
    WR Berkley Corp.                                          2,841     125,686
    XL Group P.L.C.                                           3,539     110,948
#   Zions Bancorp.                                            3,054      88,322
                                                                    -----------
Total Financials                                                     25,833,362
                                                                    -----------

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Health Care -- (10.7%)
    Abbott Laboratories                                     10,889 $  421,840
    AbbVie, Inc.                                            15,096    786,200
*   Actavis P.L.C.                                           1,043    213,116
    Aetna, Inc.                                              4,354    311,093
    Agilent Technologies, Inc.                               2,566    138,667
*   Alexion Pharmaceuticals, Inc.                            1,270    200,914
*   Align Technology, Inc.                                   1,068     53,816
*   Alkermes P.L.C.                                          1,468     67,910
    Allergan, Inc.                                           2,691    446,275
#*  Alnylam Pharmaceuticals, Inc.                              496     24,567
    AmerisourceBergen Corp.                                  2,073    135,118
    Amgen, Inc.                                              6,929    774,316
#*  athenahealth, Inc.                                         379     46,860
    Baxter International, Inc.                               4,871    354,560
    Becton Dickinson and Co.                                 1,538    173,840
*   Bio-Rad Laboratories, Inc. Class A                         312     38,441
*   Biogen Idec, Inc.                                        2,010    577,111
*   BioMarin Pharmaceutical, Inc.                              720     41,926
*   Boston Scientific Corp.                                 18,737    236,274
    Bristol-Myers Squibb Co.                                10,938    547,884
#*  Brookdale Senior Living, Inc.                            1,978     62,979
*   Bruker Corp.                                             2,980     61,567
    Cardinal Health, Inc.                                    3,614    251,209
*   CareFusion Corp.                                         2,831    110,579
*   Celgene Corp.                                            3,401    499,981
*   Centene Corp.                                              894     59,362
#*  Cepheid, Inc.                                              361     15,696
*   Cerner Corp.                                             2,100    107,730
    Cigna Corp.                                              3,232    258,689
*   Community Health Systems, Inc.                           2,306     87,374
#   Cooper Cos., Inc. (The)                                    548     72,287
*   Covance, Inc.                                              992     87,574
    Covidien P.L.C.                                          4,145    295,331
#   CR Bard, Inc.                                              695     95,444
*   Cubist Pharmaceuticals, Inc.                             1,010     70,761
*   DaVita HealthCare Partners, Inc.                         4,057    281,150
#   DENTSPLY International, Inc.                             2,168     96,758
#*  Edwards Lifesciences Corp.                               1,163     94,750
    Eli Lilly & Co.                                         11,327    669,426
*   Endo International P.L.C.                                2,720    171,210
*   Express Scripts Holding Co.                              7,288    485,235
*   Forest Laboratories, Inc.                                3,199    294,020
*   Gilead Sciences, Inc.                                   14,615  1,147,131
*   HCA Holdings, Inc.                                       2,237    116,324
#*  Henry Schein, Inc.                                       1,169    133,535
#*  Hologic, Inc.                                            4,740     99,469
#*  Hospira, Inc.                                            2,014     92,241
    Humana, Inc.                                             3,316    363,931
#*  IDEXX Laboratories, Inc.                                   931    117,716
#*  Illumina, Inc.                                             518     70,370
*   Incyte Corp., Ltd.                                       1,226     59,535
#*  Intercept Pharmaceuticals, Inc.                             60     15,847

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE+
                                                             ------ -----------
Health Care -- (Continued)
*   Intuitive Surgical, Inc.                                    368 $   133,106
#*  Isis Pharmaceuticals, Inc.                                  909      24,188
*   Jazz Pharmaceuticals P.L.C.                                 791     106,706
    Johnson & Johnson                                        24,589   2,490,620
#*  Laboratory Corp. of America Holdings                      1,309     129,198
#*  Mallinckrodt P.L.C.                                       1,113      79,279
    McKesson Corp.                                            1,932     326,875
#*  Medivation, Inc.                                            610      36,728
*   MEDNAX, Inc.                                              1,894     112,219
    Medtronic, Inc.                                           9,189     540,497
    Merck & Co., Inc.                                        28,433   1,665,036
*   Mettler-Toledo International, Inc.                          249      58,047
#*  Mylan, Inc.                                               3,915     198,804
    Omnicare, Inc.                                            2,152     127,549
#*  Opko Health, Inc.                                         4,868      40,258
#   Patterson Cos., Inc.                                      2,261      92,023
#   PerkinElmer, Inc.                                         2,208      92,670
    Perrigo Co. P.L.C.                                        1,121     162,388
    Pfizer, Inc.                                             58,972   1,844,644
#*  Pharmacyclics, Inc.                                         151      14,282
#*  Puma Biotechnology, Inc.                                    160      12,086
#   Quest Diagnostics, Inc.                                   3,183     178,025
#   Questcor Pharmaceuticals, Inc.                              967      79,468
*   Regeneron Pharmaceuticals, Inc.                             662     196,541
#   ResMed, Inc.                                              1,203      59,970
#*  Salix Pharmaceuticals, Ltd.                               1,026     112,860
#*  Seattle Genetics, Inc.                                      987      37,980
#*  Sirona Dental Systems, Inc.                                 889      66,871
    St Jude Medical, Inc.                                     2,971     188,569
    Stryker Corp.                                             1,690     131,397
*   Taro Pharmaceutical Industries, Ltd.                        307      34,485
    Teleflex, Inc.                                              810      82,693
*   Tenet Healthcare Corp.                                    1,922      86,644
#*  Theravance, Inc.                                          1,010      27,189
    Thermo Fisher Scientific, Inc.                            2,740     312,360
#*  United Therapeutics Corp.                                 1,083     108,311
    UnitedHealth Group, Inc.                                 10,774     808,481
    Universal Health Services, Inc. Class B                   2,178     178,139
*   Varian Medical Systems, Inc.                                945      75,175
*   Vertex Pharmaceuticals, Inc.                                924      62,555
*   Waters Corp.                                                679      66,909
    WellPoint, Inc.                                           2,357     237,303
    Zimmer Holdings, Inc.                                     2,861     276,945
                                                                    -----------
Total Health Care                                                    23,732,012
                                                                    -----------
Industrials -- (11.8%)
    3M Co.                                                    6,041     840,243
    Acuity Brands, Inc.                                         699      87,074
#*  AECOM Technology Corp.                                    1,091      35,370
    AGCO Corp.                                                2,645     147,327
    Air Lease Corp.                                           1,200      43,044
    Alaska Air Group, Inc.                                    2,518     236,893

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                              SHARES   VALUE+
                                                              ------ ----------
Industrials -- (Continued)
    Allegion P.L.C.                                              601 $   29,659
#   Alliant Techsystems, Inc.                                    918    132,394
    Allison Transmission Holdings, Inc.                        3,746    111,781
    AMERCO                                                       690    172,576
*   American Airlines Group, Inc.                              5,059    177,419
    AMETEK, Inc.                                               3,369    177,614
    AO Smith Corp.                                             1,079     50,454
#*  Avis Budget Group, Inc.                                    1,925    101,236
*   B/E Aerospace, Inc.                                        1,188    104,271
    Babcock & Wilcox Co. (The)                                 2,510     87,323
    Boeing Co. (The)                                           6,890    888,948
    Carlisle Cos., Inc.                                        1,367    112,436
    Caterpillar, Inc.                                          7,328    772,371
#   CH Robinson Worldwide, Inc.                                1,333     78,514
#*  Chart Industries, Inc.                                       275     18,761
    Chicago Bridge & Iron Co. NV                               1,155     92,481
    Cintas Corp.                                               1,588     93,581
#*  Clean Harbors, Inc.                                        1,175     70,500
#*  Colfax Corp.                                               1,023     73,636
    Copa Holdings SA Class A                                     339     45,860
*   Copart, Inc.                                               2,243     81,354
    Crane Co.                                                  1,416    102,986
    CSX Corp.                                                  9,190    259,342
    Cummins, Inc.                                              1,655    249,657
    Danaher Corp.                                              4,125    302,692
#   Deere & Co.                                                3,939    367,666
    Delta Air Lines, Inc.                                      9,196    338,689
#   Donaldson Co., Inc.                                        1,206     50,761
    Dover Corp.                                                2,389    206,410
    Eaton Corp. P.L.C.                                         3,422    248,574
    Emerson Electric Co.                                       6,739    459,465
    Equifax, Inc.                                              1,707    120,873
    Exelis, Inc.                                               5,024     93,145
#   Expeditors International of Washington, Inc.               1,652     68,128
#   Fastenal Co.                                               2,942    147,335
    FedEx Corp.                                                3,686    502,217
    Flowserve Corp.                                            1,455    106,288
    Fluor Corp.                                                2,681    202,952
    Fortune Brands Home & Security, Inc.                       2,299     91,615
#   Generac Holdings, Inc.                                     1,233     72,599
    General Dynamics Corp.                                     3,076    336,668
    General Electric Co.                                      89,722  2,412,625
*   Genesee & Wyoming, Inc. Class A                            1,105    109,406
    Graco, Inc.                                                1,166     84,535
*   Hertz Global Holdings, Inc.                               12,626    359,462
*   Hexcel Corp.                                               1,647     68,663
    Honeywell International, Inc.                              6,627    615,648
#   Hubbell, Inc. Class A                                        100     11,210
#   Hubbell, Inc. Class B                                        708     83,346
    Huntington Ingalls Industries, Inc.                        1,286    132,458
    IDEX Corp.                                                 1,366    101,863
*   IHS, Inc. Class A                                            563     67,915

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                                SHARES  VALUE+
                                                                ------ --------
Industrials -- (Continued)
    Illinois Tool Works, Inc.                                    3,735 $318,334
    Ingersoll-Rand P.L.C.                                        4,135  247,273
    Iron Mountain, Inc.                                          4,391  124,880
    ITT Corp.                                                    1,879   81,060
#*  Jacobs Engineering Group, Inc.                               1,750  100,975
    JB Hunt Transport Services, Inc.                             1,131   86,069
#   Joy Global, Inc.                                             3,398  205,171
    Kansas City Southern                                         1,252  126,302
    KAR Auction Services, Inc.                                   3,024   90,055
    KBR, Inc.                                                    3,277   83,137
#   Kennametal, Inc.                                             1,913   89,394
*   Kirby Corp.                                                  1,543  155,257
    L-3 Communications Holdings, Inc.                            1,502  173,286
    Lennox International, Inc.                                     898   75,279
    Lincoln Electric Holdings, Inc.                              1,225   81,842
    Lockheed Martin Corp.                                        2,573  422,332
#   Manitowoc Co., Inc. (The)                                    3,271  103,952
#   Manpowergroup, Inc.                                          1,315  106,962
    Masco Corp.                                                  2,836   56,975
*   Middleby Corp. (The)                                           289   72,967
#   MSC Industrial Direct Co., Inc. Class A                      1,055   96,068
    Nielsen Holdings NV                                          5,348  251,089
#   Nordson Corp.                                                1,228   91,302
#   Norfolk Southern Corp.                                       2,809  265,535
    Northrop Grumman Corp.                                       2,279  276,921
#*  Old Dominion Freight Line, Inc.                              1,974  119,684
    Oshkosh Corp.                                                2,396  133,002
    Owens Corning                                                2,560  104,576
    PACCAR, Inc.                                                 3,880  248,242
    Pall Corp.                                                     978   82,299
    Parker Hannifin Corp.                                        1,507  191,208
    Pentair, Ltd.                                                2,883  214,178
#   Pitney Bowes, Inc.                                           3,614   96,855
    Precision Castparts Corp.                                    1,165  294,850
*   Quanta Services, Inc.                                        2,828   99,772
    Raytheon Co.                                                 3,334  318,330
    Republic Services, Inc.                                      5,827  204,469
    Robert Half International, Inc.                              2,289  102,547
    Rockwell Automation, Inc.                                    1,308  155,887
#   Rockwell Collins, Inc.                                       1,277   99,159
    Rollins, Inc.                                                2,399   72,162
    Roper Industries, Inc.                                       1,185  164,656
    RR Donnelley & Sons Co.                                      3,166   55,722
#   Ryder System, Inc.                                           2,034  167,154
*   Sensata Technologies Holding NV                              1,522   64,639
    Snap-on, Inc.                                                  786   91,176
#*  SolarCity Corp.                                                830   44,198
    Southwest Airlines Co.                                      11,880  287,140
*   Spirit Aerosystems Holdings, Inc. Class A                    2,120   63,664
*   Spirit Airlines, Inc.                                          905   51,440
    SPX Corp.                                                      779   79,333
    Stanley Black & Decker, Inc.                                 2,318  199,093

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE+
                                                             ------ -----------
Industrials -- (Continued)
*   Stericycle, Inc.                                            695 $    80,926
*   Teledyne Technologies, Inc.                                 733      68,066
#   Terex Corp.                                               2,690     116,450
    Textron, Inc.                                             5,029     205,686
    Timken Co. (The)                                          1,838     115,941
    Toro Co. (The)                                              800      50,832
    Towers Watson & Co. Class A                               1,050     117,831
    TransDigm Group, Inc.                                       464      82,532
#   Trinity Industries, Inc.                                  2,161     162,205
#   Triumph Group, Inc.                                       1,050      68,051
    Tyco International, Ltd.                                  3,933     160,860
    Union Pacific Corp.                                       4,907     934,440
*   United Continental Holdings, Inc.                         4,705     192,293
#   United Parcel Service, Inc. Class B                       6,857     675,414
#*  United Rentals, Inc.                                      2,490     233,637
    United Technologies Corp.                                 8,698   1,029,234
    URS Corp.                                                 1,505      70,916
#*  USG Corp.                                                 1,479      44,163
#   Valmont Industries, Inc.                                    742     110,491
*   Verisk Analytics, Inc. Class A                            1,605      96,444
*   WABCO Holdings, Inc.                                        843      90,209
    Wabtec Corp.                                                819      61,056
    Waste Connections, Inc.                                   2,787     124,467
    Waste Management, Inc.                                    5,965     265,144
    Watsco, Inc.                                                448      46,104
#*  WESCO International, Inc.                                 1,090      95,680
#   WW Grainger, Inc.                                           592     150,605
    Xylem, Inc.                                               1,924      72,323
                                                                    -----------
Total Industrials                                                    26,348,165
                                                                    -----------
Information Technology -- (16.0%)
#*  3D Systems Corp.                                            766      36,262
#   Accenture P.L.C. Class A                                  6,164     494,476
    Activision Blizzard, Inc.                                13,959     279,320
*   Adobe Systems, Inc.                                       2,414     148,920
*   Akamai Technologies, Inc.                                 1,992     105,715
#*  Alliance Data Systems Corp.                                 504     121,918
    Altera Corp.                                              3,067      99,739
    Amdocs, Ltd.                                              2,730     127,027
    Amphenol Corp. Class A                                    1,652     157,518
    Analog Devices, Inc.                                      3,684     188,952
*   ANSYS, Inc.                                                 672      51,280
*   AOL, Inc.                                                   748      32,022
    Apple, Inc.                                              10,091   5,954,598
#   Applied Materials, Inc.                                   6,908     131,666
*   ARRIS Group, Inc.                                         1,905      49,701
*   Arrow Electronics, Inc.                                   2,419     137,278
*   Aspen Technology, Inc.                                    1,797      77,253
*   Atmel Corp.                                               4,379      34,025
*   Autodesk, Inc.                                            1,549      74,383
    Automatic Data Processing, Inc.                           4,727     368,517
    Avago Technologies, Ltd.                                  2,108     133,858

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                              SHARES   VALUE+
                                                              ------ ----------
Information Technology -- (Continued)
    Avnet, Inc.                                                2,175 $   93,808
#*  Blackhawk Network Holdings, Inc. Class B                   1,128     25,978
    Broadcom Corp. Class A                                     7,659    235,974
    Broadridge Financial Solutions, Inc.                       2,827    108,387
*   Brocade Communications Systems, Inc.                       9,371     87,244
    CA, Inc.                                                   9,345    281,658
#*  Cadence Design Systems, Inc.                               3,905     60,762
    Cisco Systems, Inc.                                       39,850    920,933
#*  Citrix Systems, Inc.                                         714     42,347
*   Cognizant Technology Solutions Corp. Class A               4,506    215,860
#*  CommVault Systems, Inc.                                      531     25,700
    Computer Sciences Corp.                                    4,187    247,787
#*  Concur Technologies, Inc.                                    443     35,648
    Corning, Inc.                                             10,227    213,847
*   CoStar Group, Inc.                                           254     40,866
#*  Cree, Inc.                                                 1,039     49,010
#*  Dolby Laboratories, Inc. Class A                             900     35,865
    DST Systems, Inc.                                            998     92,006
*   eBay, Inc.                                                 9,167    475,126
*   EchoStar Corp. Class A                                       801     36,013
*   Electronic Arts, Inc.                                      2,648     74,938
    EMC Corp.                                                 22,005    567,729
#*  Equinix, Inc.                                                569    106,864
*   F5 Networks, Inc.                                            663     69,728
*   Facebook, Inc. Class A                                    11,203    669,715
#   FactSet Research Systems, Inc.                               720     76,680
    FEI Co.                                                      417     33,160
    Fidelity National Information Services, Inc.               5,342    285,423
*   First Solar, Inc.                                          1,827    123,304
*   Fiserv, Inc.                                               4,131    251,082
*   FleetCor Technologies, Inc.                                  614     70,076
    FLIR Systems, Inc.                                         2,280     77,611
*   Fortinet, Inc.                                             1,495     32,860
#*  Freescale Semiconductor, Ltd.                              1,923     42,248
*   Gartner, Inc.                                                748     51,567
#*  Genpact, Ltd.                                              3,191     53,800
#   Global Payments, Inc.                                      1,604    107,195
*   Google, Inc. Class A                                       1,744    932,831
*   Google, Inc. Class C                                       1,744    918,495
    Harris Corp.                                               1,214     89,253
    Hewlett-Packard Co.                                       27,529    910,109
    IAC/InterActiveCorp                                        1,389     92,063
*   Informatica Corp.                                          1,367     48,460
*   Ingram Micro, Inc. Class A                                 2,968     80,017
    Intel Corp.                                               62,176  1,659,477
#   International Business Machines Corp.                      9,715  1,908,706
    Intuit, Inc.                                               2,568    194,526
*   IPG Photonics Corp.                                          922     59,589
    Jabil Circuit, Inc.                                        6,235    107,616
    Jack Henry & Associates, Inc.                              1,594     87,925
*   JDS Uniphase Corp.                                         2,615     33,132
*   Juniper Networks, Inc.                                     6,597    162,880

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                              SHARES   VALUE+
                                                              ------ ----------
Information Technology -- (Continued)
#   KLA-Tencor Corp.                                           2,004 $  128,236
*   Knowles Corp.                                              1,194     33,348
#*  Lam Research Corp.                                         2,260    130,199
#   Leidos Holdings, Inc.                                      1,862     69,341
    Linear Technology Corp.                                    2,132     94,874
#*  LinkedIn Corp. Class A                                       448     68,755
    LSI Corp.                                                  8,502     94,712
    Marvell Technology Group, Ltd.                             7,065    112,051
    MasterCard, Inc. Class A                                  10,160    747,268
    Maxim Integrated Products, Inc.                            3,491    113,248
#   Microchip Technology, Inc.                                 1,659     78,869
*   Micron Technology, Inc.                                   12,571    328,355
*   MICROS Systems, Inc.                                       1,037     53,406
    Microsoft Corp.                                           80,082  3,235,313
    Motorola Solutions, Inc.                                   2,290    145,598
    National Instruments Corp.                                 1,229     33,564
*   NCR Corp.                                                  1,488     45,399
    NetApp, Inc.                                               4,863    173,171
#*  NetSuite, Inc.                                               231     17,859
#*  NeuStar, Inc. Class A                                      1,135     29,192
#*  Nuance Communications, Inc.                                4,220     67,900
    NVIDIA Corp.                                               8,900    164,383
#*  ON Semiconductor Corp.                                     6,489     61,061
    Oracle Corp.                                              29,564  1,208,576
*   Palo Alto Networks, Inc.                                     731     46,477
#*  Pandora Media, Inc.                                        1,852     43,374
    Paychex, Inc.                                              3,307    138,266
*   PTC, Inc.                                                  1,960     69,325
    QUALCOMM, Inc.                                            12,382    974,587
*   Rackspace Hosting, Inc.                                    1,107     32,125
*   Red Hat, Inc.                                              1,037     50,450
#*  Salesforce.com, Inc.                                       2,794    144,310
    SanDisk Corp.                                              4,658    395,790
    Science Applications International Corp.                     695     27,105
#   Seagate Technology P.L.C.                                  3,805    200,067
#*  ServiceNow, Inc.                                             611     30,379
*   Skyworks Solutions, Inc.                                   3,958    162,476
    Solera Holdings, Inc.                                      1,201     77,801
*   Splunk, Inc.                                                 508     27,722
*   SS&C Technologies Holdings, Inc.                             827     32,187
#*  Stratasys, Ltd.                                              868     84,083
#*  SunEdison, Inc.                                            2,224     42,768
#*  SunPower Corp.                                               979     32,718
    Symantec Corp.                                             9,842    199,596
*   Synopsys, Inc.                                             2,200     82,764
#*  Syntel, Inc.                                                 587     47,148
    TE Connectivity, Ltd.                                      3,629    214,038
#*  Teradata Corp.                                             1,031     46,869
#*  Teradyne, Inc.                                             2,722     48,098
    Texas Instruments, Inc.                                    9,101    413,640
*   TIBCO Software, Inc.                                       2,026     39,770
    Total System Services, Inc.                                4,493    142,743

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE+
                                                             ------ -----------
Information Technology -- (Continued)
#*  Trimble Navigation, Ltd.                                  1,282 $    49,267
#*  Ubiquiti Networks, Inc.                                     923      35,748
*   Ultimate Software Group, Inc. (The)                         427      51,082
#*  Vantiv, Inc. Class A                                      2,246      69,064
#*  VeriSign, Inc.                                              871      41,094
    Visa, Inc. Class A                                        3,637     736,893
#*  VMware, Inc. Class A                                        504      46,625
    Western Digital Corp.                                     4,566     402,402
#   Western Union Co. (The)                                   4,442      70,495
*   WEX, Inc.                                                   733      70,346
#*  Workday, Inc. Class A                                       405      29,593
    Xerox Corp.                                              26,208     316,855
    Xilinx, Inc.                                              1,794      84,659
*   Yahoo!, Inc.                                              5,456     196,143
#*  Yelp, Inc.                                                  458      26,711
#*  Zillow, Inc. Class A                                        214      23,262
#*  Zynga, Inc. Class A                                      11,278      45,676
                                                                    -----------
Total Information Technology                                         35,485,575
                                                                    -----------
Materials -- (4.1%)
    Air Products & Chemicals, Inc.                            1,920     225,638
#   Airgas, Inc.                                              1,168     124,112
    Albemarle Corp.                                           1,942     130,192
#   Alcoa, Inc.                                              18,002     242,487
#   Allegheny Technologies, Inc.                              2,060      84,872
#   Aptargroup, Inc.                                          1,487     100,254
    Ashland, Inc.                                             1,567     151,372
    Avery Dennison Corp.                                      2,548     123,986
    Ball Corp.                                                1,311      73,665
#   Bemis Co., Inc.                                           2,597     104,503
#   Celanese Corp. Series A                                   2,382     146,326
    CF Industries Holdings, Inc.                              1,602     392,762
#   Cliffs Natural Resources, Inc.                            2,534      44,902
*   Crown Holdings, Inc.                                      1,224      57,736
#   Cytec Industries, Inc.                                      506      48,232
    Domtar Corp.                                                400      37,344
    Dow Chemical Co. (The)                                   13,687     682,981
    Eagle Materials, Inc.                                       718      59,831
    Eastman Chemical Co.                                      2,914     254,013
    Ecolab, Inc.                                              2,292     239,835
#   EI du Pont de Nemours & Co.                               7,731     520,451
    FMC Corp.                                                 1,249      96,173
    Freeport-McMoRan Copper & Gold, Inc.                     12,588     432,650
    Huntsman Corp.                                            8,597     215,355
    International Flavors & Fragrances, Inc.                    776      76,452
    International Paper Co.                                   4,988     232,690
    LyondellBasell Industries NV Class A                      5,904     546,120
#   Martin Marietta Materials, Inc.                             615      76,463
#   MeadWestvaco Corp.                                        2,103      82,164
    Monsanto Co.                                              4,389     485,862
    Mosaic Co. (The)                                          2,358     117,994
#   NewMarket Corp.                                             233      86,751

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                              SHARES   VALUE+
                                                              ------ ----------
Materials -- (Continued)
    Newmont Mining Corp.                                       5,938 $  147,441
#   Nucor Corp.                                                5,695    294,716
*   Owens-Illinois, Inc.                                       3,978    126,421
    Packaging Corp. of America                                 1,261     84,020
#   PolyOne Corp.                                                300     11,241
    PPG Industries, Inc.                                       1,352    261,774
    Praxair, Inc.                                              2,796    365,018
    Reliance Steel & Aluminum Co.                              1,296     91,783
    Rock-Tenn Co. Class A                                      1,250    119,513
    Rockwood Holdings, Inc.                                    1,527    108,493
#   Royal Gold, Inc.                                           1,237     81,889
    RPM International, Inc.                                    2,812    119,960
    Scotts Miracle-Gro Co. (The) Class A                       1,330     81,409
    Sealed Air Corp.                                           3,301    113,257
    Sherwin-Williams Co. (The)                                   803    160,472
#   Sigma-Aldrich Corp.                                        1,017     97,846
    Sonoco Products Co.                                        2,528    106,378
#   Southern Copper Corp.                                      1,000     30,140
    Steel Dynamics, Inc.                                       3,997     73,025
#   United States Steel Corp.                                  3,909    101,712
    Valspar Corp. (The)                                          815     59,528
    Vulcan Materials Co.                                       1,703    109,895
#   Westlake Chemical Corp.                                    1,242     88,430
*   WR Grace & Co.                                               679     62,536
                                                                     ----------
Total Materials                                                       9,191,065
                                                                     ----------
Real Estate Investment Trusts -- (0.1%)
    Crown Castle International Corp.                           2,609    189,753
                                                                     ----------
Telecommunication Services -- (2.5%)
    AT&T, Inc.                                                65,485  2,337,815
#   CenturyLink, Inc.                                          6,007    209,704
#   Frontier Communications Corp.                             28,526    169,730
#*  Level 3 Communications, Inc.                               2,093     90,062
#*  SBA Communications Corp. Class A                           1,099     98,646
#*  Sprint Corp.                                               9,676     82,246
    Telephone & Data Systems, Inc.                             1,594     43,341
#*  tw telecom, Inc.                                           3,174     97,410
#   United States Cellular Corp.                                 389     16,159
    Verizon Communications, Inc.                              46,285  2,162,898
#   Windstream Holdings, Inc.                                 20,731    188,030
                                                                     ----------
Total Telecommunication Services                                      5,496,041
                                                                     ----------
Utilities -- (2.1%)
    AES Corp.                                                  5,107     73,796
    AGL Resources, Inc.                                        1,503     81,162
    Alliant Energy Corp.                                         727     42,515
    Ameren Corp.                                               1,637     67,624
    American Electric Power Co., Inc.                          3,531    190,003
    American Water Works Co., Inc.                             1,265     57,595
#   Aqua America, Inc.                                         2,328     58,410
#   Atmos Energy Corp.                                         1,263     64,464

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Utilities -- (Continued)
#*    Calpine Corp.                                          6,708 $    153,814
      CenterPoint Energy, Inc.                               2,823       69,897
      CMS Energy Corp.                                       1,578       47,829
      Consolidated Edison, Inc.                              1,747      101,378
      Dominion Resources, Inc.                               4,041      293,134
      DTE Energy Co.                                         1,163       90,877
      Duke Energy Corp.                                      5,073      377,888
      Edison International                                   1,894      107,125
      Entergy Corp.                                            900       65,250
      Exelon Corp.                                           4,386      153,642
      FirstEnergy Corp.                                      1,237       41,749
      Great Plains Energy, Inc.                              2,072       55,592
#     Integrys Energy Group, Inc.                              749       45,899
      ITC Holdings Corp.                                     1,920       70,982
      MDU Resources Group, Inc.                              1,180       41,796
#     National Fuel Gas Co.                                  1,040       76,586
      NextEra Energy, Inc.                                   3,163      315,826
#     NiSource, Inc.                                         1,904       69,153
      Northeast Utilities                                    2,114       99,908
      NRG Energy, Inc.                                       4,265      139,551
      OGE Energy Corp.                                       1,295       48,342
#     ONE Gas, Inc.                                            692       25,313
#     Pepco Holdings, Inc.                                   3,375       90,315
      PG&E Corp.                                             3,219      146,722
      Pinnacle West Capital Corp.                              591       33,066
      PPL Corp.                                              4,639      154,664
      Public Service Enterprise Group, Inc.                  3,297      135,078
      Questar Corp.                                          2,315       56,208
#     SCANA Corp.                                              703       37,737
      Sempra Energy                                          1,622      159,945
#     Southern Co. (The)                                     6,442      295,237
#     TECO Energy, Inc.                                      3,130       56,215
      UGI Corp.                                              3,088      144,179
#     Westar Energy, Inc.                                    1,564       56,116
#     Wisconsin Energy Corp.                                 1,420       68,842
#     Xcel Energy, Inc.                                      3,099       98,765
                                                                   ------------
Total Utilities                                                       4,660,189
                                                                   ------------
TOTAL COMMON STOCKS                                                 197,133,569
                                                                   ------------
RIGHTS/WARRANTS -- (0.0%)
(o)*  Community Health Systems, Inc. Rights 01/04/16         4,045          243
                                                                   ------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional Liquid Reserves, 0.074%   663,556      663,556
                                                                   ------------

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

                                                        SHARES/
                                                         FACE
                                                        AMOUNT
                                                         (000)      VALUE+
                                                       --------- ------------
SECURITIES LENDING COLLATERAL -- (11.1%)
(S)@ DFA Short Term Investment Fund                    2,124,238 $ 24,577,432
                                                                 ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $200,177,255)                $222,374,800
                                                                 ============

U.S. LARGE CAP EQUITY PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ---------------------------------------------
                                    LEVEL 1      LEVEL 2   LEVEL 3    TOTAL
                                  ------------ ----------- ------- ------------
Common Stocks
   Consumer Discretionary         $ 26,334,546          --   --    $ 26,334,546
   Consumer Staples                 16,502,650          --   --      16,502,650
   Energy                           23,360,211          --   --      23,360,211
   Financials                       25,833,362          --   --      25,833,362
   Health Care                      23,732,012          --   --      23,732,012
   Industrials                      26,348,165          --   --      26,348,165
   Information Technology           35,485,575          --   --      35,485,575
   Materials                         9,191,065          --   --       9,191,065
   Real Estate Investment Trusts       189,753          --   --         189,753
   Telecommunication Services        5,496,041          --   --       5,496,041
   Utilities                         4,660,189          --   --       4,660,189
Rights/Warrants                             -- $       243   --             243
Temporary Cash Investments             663,556          --   --         663,556
Securities Lending Collateral               --  24,577,432   --      24,577,432
                                  ------------ -----------   --    ------------
TOTAL                             $197,797,125 $24,577,675   --    $222,374,800
                                  ============ ===========   ==    ============

                         U.S. TARGETED VALUE PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                            SHARES    VALUE+
                                                            ------- -----------
COMMON STOCKS -- (84.8%)

Consumer Discretionary -- (11.3%)
*   1-800-Flowers.com, Inc. Class A                         193,518 $ 1,054,673
    Aaron's, Inc.                                           107,915   3,180,255
#   Abercrombie & Fitch Co. Class A                          31,393   1,154,007
#   AH Belo Corp. Class A                                    96,709   1,113,121
*   ALCO Stores, Inc.                                         2,172      21,915
*   Ambassadors Group, Inc.                                   6,599      27,980
    AMCON Distributing Co.                                      228      18,345
#*  America's Car-Mart, Inc.                                 55,801   2,016,648
*   Apollo Education Group, Inc. Class A                     15,572     449,408
    Ark Restaurants Corp.                                    11,690     248,179
#*  Ascent Capital Group, Inc. Class A                       61,337   4,218,145
*   Ballantyne Strong, Inc.                                  68,354     308,960
#*  Barnes & Noble, Inc.                                    321,067   5,265,499
#   Bassett Furniture Industries, Inc.                       51,875     715,356
#   Beasley Broadcasting Group, Inc. Class A                 15,520     119,504
*   Beazer Homes USA, Inc.                                   77,276   1,465,153
#   bebe stores, Inc.                                       430,654   2,174,803
    Big 5 Sporting Goods Corp.                              114,346   1,396,165
*   Big Lots, Inc.                                            8,300     327,850
*   Biglari Holdings, Inc.                                    8,095   3,472,917
#*  BJ's Restaurants, Inc.                                   22,690     647,799
#   Bob Evans Farms, Inc.                                   147,825   6,928,558
#*  Body Central Corp.                                        1,514       1,575
*   Books-A-Million, Inc.                                    53,259     125,691
    Bowl America, Inc. Class A                               14,589     214,823
#*  Boyd Gaming Corp.                                       273,360   3,231,115
#*  Bridgepoint Education, Inc.                             103,777   1,644,865
*   Bright Horizons Family Solutions, Inc.                   15,450     630,051
    Brown Shoe Co., Inc.                                    223,020   5,261,042
*   Build-A-Bear Workshop, Inc.                             110,392   1,238,598
#*  Cabela's, Inc.                                          155,654  10,212,459
#*  Cache, Inc.                                              97,561     259,512
#*  Caesars Entertainment Corp.                              11,176     206,421
#   Callaway Golf Co.                                       344,701   3,002,346
#*  Cambium Learning Group, Inc.                             60,806     136,205
*   Canterbury Park Holding Corp.                             9,680     108,900
*   Career Education Corp.                                  141,654   1,022,742
*   Carmike Cinemas, Inc.                                    10,080     298,973
#   Carriage Services, Inc.                                  72,347   1,164,063
*   Carrols Restaurant Group, Inc.                           56,541     379,390
#   Cato Corp. (The) Class A                                 45,055   1,283,617
#*  Cavco Industries, Inc.                                   34,087   2,657,082
#*  Central European Media Enterprises, Ltd. Class A          9,800      26,852
#*  Charles & Colvard, Ltd.                                  35,582      77,213
#   Chico's FAS, Inc.                                       289,403   4,595,720
#   Children's Place Retail Stores, Inc. (The)               65,172   3,128,256
*   Christopher & Banks Corp.                               112,735     703,466
    Churchill Downs, Inc.                                    63,679   5,592,927
*   Citi Trends, Inc.                                        47,996     815,452
    Clear Channel Outdoor Holdings, Inc. Class A             12,626     101,261
*   Coast Distribution System, Inc. (The)                     1,305       4,176

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
*      Cobra Electronics Corp.                               24,371 $    80,424
#      Collectors Universe, Inc.                              6,053     142,124
       Columbia Sportswear Co.                                1,639     140,921
#*     Conn's, Inc.                                         100,646   4,451,573
       Cooper Tire & Rubber Co.                               6,800     171,020
*      Cooper-Standard Holding, Inc.                            280      18,970
       Core-Mark Holding Co., Inc.                           62,356   5,022,152
#*     Corinthian Colleges, Inc.                            485,524     558,353
*      Crocs, Inc.                                          245,015   3,707,077
       CSS Industries, Inc.                                  17,513     419,787
       CTC Media, Inc.                                       78,164     677,682
       Culp, Inc.                                            31,732     572,763
*      Cumulus Media, Inc. Class A                          436,659   2,798,984
#      Darden Restaurants, Inc.                             213,933  10,634,609
*      Del Frisco's Restaurant Group, Inc.                      440      11,444
#*     dELiA*s, Inc.                                         73,478      62,089
#*     Delta Apparel, Inc.                                   33,047     503,306
       Destination Maternity Corp.                            6,542     161,326
#*     Destination XL Group, Inc.                           203,977   1,101,476
#      DeVry Education Group, Inc.                          203,239   9,151,852
       Dillard's, Inc. Class A                              211,147  20,677,626
       DineEquity, Inc.                                      84,469   6,403,595
*      Dixie Group, Inc. (The)                               36,313     547,237
#*     Dorman Products, Inc.                                  2,734     157,342
#*     Dover Downs Gaming & Entertainment, Inc.              38,372      55,639
       Dover Motorsports, Inc.                               12,359      28,920
#      DR Horton, Inc.                                      527,875  11,761,055
#*     DreamWorks Animation SKG, Inc. Class A               244,014   5,863,656
#*     Education Management Corp.                            39,767     157,875
       Educational Development Corp.                          2,346       9,102
#*     Emerson Radio Corp.                                   89,291     181,261
#*     Entercom Communications Corp. Class A                 47,847     516,748
#      Escalade, Inc.                                         3,943      58,041
#      Ethan Allen Interiors, Inc.                           38,760     941,093
*      EW Scripps Co. Class A                               251,388   4,306,276
(o)#*  FAB Universal Corp.                                   14,476      33,338
#*     Famous Dave's Of America, Inc.                           393      10,411
*      Federal-Mogul Holdings Corp.                         173,240   2,983,193
       Finish Line, Inc. (The) Class A                      171,072   4,709,612
       Flexsteel Industries, Inc.                            21,493     737,640
       Foot Locker, Inc.                                    296,273  13,785,583
       Fred's, Inc. Class A                                 190,447   3,469,944
#      Frisch's Restaurants, Inc.                            10,837     256,620
#*     FTD Cos., Inc.                                       120,562   3,657,851
#*     Fuel Systems Solutions, Inc.                          89,701     940,066
*      Full House Resorts, Inc.                              75,264     150,152
#*     G-III Apparel Group, Ltd.                             69,499   4,987,943
*      Gaiam, Inc. Class A                                   49,050     361,989
#      GameStop Corp. Class A                               635,798  25,228,465
#*     Gaming Partners International Corp.                   17,120     144,664
       Gannett Co., Inc.                                    480,660  13,059,532
*      Geeknet, Inc.                                            560       8,288

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#*  Genesco, Inc.                                            87,904 $ 6,713,228
    Graham Holdings Co. Class B                              31,543  21,172,608
#*  Gray Television, Inc.                                   333,110   3,747,487
#   Group 1 Automotive, Inc.                                165,440  11,933,187
    Guess?, Inc.                                             24,000     645,840
*   Hallwood Group, Inc. (The)                                  101       1,238
#   Harte-Hanks, Inc.                                       239,638   1,926,690
    Haverty Furniture Cos., Inc.                            106,089   2,709,513
    Haverty Furniture Cos., Inc. Class A                        844      21,590
*   Helen of Troy, Ltd.                                     162,968  10,218,094
#*  hhgregg, Inc.                                           125,798   1,084,379
*   Hollywood Media Corp.                                     6,339       7,924
    Hooker Furniture Corp.                                   54,414     753,634
#*  Iconix Brand Group, Inc.                                354,283  15,057,027
    International Speedway Corp. Class A                    133,179   4,187,148
*   Isle of Capri Casinos, Inc.                             147,406   1,002,361
#   JAKKS Pacific, Inc.                                      54,360     476,194
#*  JC Penney Co., Inc.                                     138,300   1,178,316
    John Wiley & Sons, Inc. Class A                          20,850   1,198,041
#   Johnson Outdoors, Inc. Class A                           25,140     526,180
*   Jos A Bank Clothiers, Inc.                               14,693     948,433
*   Journal Communications, Inc. Class A                    314,796   2,524,664
#*  K12, Inc.                                                29,397     696,121
#   KB Home                                                  91,070   1,503,566
*   Kirkland's, Inc.                                         89,444   1,530,387
#*  Krispy Kreme Doughnuts, Inc.                             90,886   1,594,140
    La-Z-Boy, Inc.                                          254,916   6,176,615
*   Lakeland Industries, Inc.                                27,527     195,442
#*  Lands' End, Inc.                                          2,034      56,240
    Lear Corp.                                              176,869  14,690,739
#*  Lee Enterprises, Inc.                                    35,600     143,112
    Lennar Corp. Class B                                     61,143   1,988,370
*   Liberty Ventures Series A                                69,736   4,047,477
#*  Life Time Fitness, Inc.                                  24,798   1,190,304
    Lifetime Brands, Inc.                                    57,659   1,101,287
#   Lincoln Educational Services Corp.                       38,993     159,091
    Lithia Motors, Inc. Class A                              42,873   3,184,606
*   Live Nation Entertainment, Inc.                         924,308  19,299,551
*   Loral Space & Communications, Inc.                       35,122   2,528,433
#*  Luby's, Inc.                                            122,762     665,370
*   M/I Homes, Inc.                                          89,060   1,983,366
*   Madison Square Garden Co. (The) Class A                  76,620   4,183,452
    Marcus Corp. (The)                                      106,855   1,787,684
*   MarineMax, Inc.                                         133,003   2,136,028
*   Marriott Vacations Worldwide Corp.                       91,787   5,000,556
#*  Martha Stewart Living Omnimedia, Inc. Class A            42,931     167,860
#   Matthews International Corp. Class A                     49,126   1,982,234
#*  McClatchy Co. (The) Class A                             191,458   1,049,190
#   MDC Holdings, Inc.                                      166,301   4,589,908
#*  Media General, Inc. Class A                              21,681     332,153
    Men's Wearhouse, Inc. (The)                             276,271  13,089,720
#   Meredith Corp.                                          125,477   5,529,771

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
*   Meritage Homes Corp.                                    137,185 $ 5,292,597
*   Modine Manufacturing Co.                                216,890   3,574,347
*   Monarch Casino & Resort, Inc.                            41,176     660,463
*   Motorcar Parts of America, Inc.                          51,014   1,399,824
    Movado Group, Inc.                                       87,835   3,450,159
*   MTR Gaming Group, Inc.                                   43,655     220,894
*   Murphy USA, Inc.                                         98,994   4,207,245
    NACCO Industries, Inc. Class A                           33,768   1,809,627
*   Nathan's Famous, Inc.                                     3,570     175,930
*   Nautilus, Inc.                                            3,766      31,371
#*  New York & Co., Inc.                                    198,583     832,063
#   New York Times Co. (The) Class A                         41,894     673,656
*   Nobility Homes, Inc.                                        946      10,406
#*  Office Depot, Inc.                                      978,297   4,001,235
#*  Orbitz Worldwide, Inc.                                   17,745     130,426
*   Orient-Express Hotels, Ltd. Class A                     477,974   6,261,459
#*  P&F Industries, Inc. Class A                              1,458      11,956
#*  Pacific Sunwear of California, Inc.                     111,913     322,309
#*  Penn National Gaming, Inc.                               65,632     732,453
    Penske Automotive Group, Inc.                           224,615  10,300,844
#*  Pep Boys-Manny, Moe & Jack (The)                        274,328   2,803,632
*   Perfumania Holdings, Inc.                                13,797      91,474
#*  Perry Ellis International, Inc.                          82,106   1,239,801
#*  Pinnacle Entertainment, Inc.                            144,245   3,356,581
    PulteGroup, Inc.                                        899,726  16,545,961
#*  Quiksilver, Inc.                                        744,504   4,779,716
#*  Radio One, Inc. Class D                                  26,961     121,864
#*  RadioShack Corp.                                        225,355     322,258
*   Reading International, Inc. Class A                       8,787      62,212
*   Red Lion Hotels Corp.                                    90,325     519,369
#*  Red Robin Gourmet Burgers, Inc.                          75,879   5,158,254
#   Regis Corp.                                             298,372   3,920,608
#   Rent-A-Center, Inc.                                     325,902   9,519,597
    RG Barry Corp.                                           28,514     521,236
#*  Rick's Cabaret International, Inc.                       50,022     505,222
    Rocky Brands, Inc.                                       34,614     506,749
#*  Ruby Tuesday, Inc.                                      337,423   2,601,531
#   Ryland Group, Inc. (The)                                146,984   5,642,716
    Saga Communications, Inc. Class A                        16,217     718,413
#   Salem Communications Corp. Class A                       29,846     262,943
#   Scholastic Corp.                                        150,930   4,967,106
#*  Scientific Games Corp. Class A                          148,261   1,776,167
#*  Sears Holdings Corp.                                      6,765     296,375
    Service Corp. International                             207,927   3,902,790
#*  Shiloh Industries, Inc.                                  53,877   1,063,532
    Shoe Carnival, Inc.                                     103,151   2,355,969
#*  Shutterfly, Inc.                                         29,100   1,191,063
    Signet Jewelers, Ltd.                                    91,941   9,315,462
*   Sizmek, Inc.                                            112,174   1,074,627
*   Skechers U.S.A., Inc. Class A                           268,478  11,004,913
*   Skullcandy, Inc.                                         45,469     350,111
*   Skyline Corp.                                            27,646     140,995

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Consumer Discretionary -- (Continued)
#   Sonic Automotive, Inc. Class A                         196,388 $  4,780,084
*   Spanish Broadcasting System, Inc. Class A               16,642      105,510
    Spartan Motors, Inc.                                   157,816      838,003
#   Speedway Motorsports, Inc.                             190,470    3,464,649
*   Sport Chalet, Inc. Class B                               2,311        2,935
#   Stage Stores, Inc.                                     175,507    3,366,224
    Standard Motor Products, Inc.                          160,707    6,105,259
*   Stanley Furniture Co., Inc.                             49,285      143,912
#   Stein Mart, Inc.                                       188,192    2,352,400
*   Steiner Leisure, Ltd.                                    2,821      121,783
*   Stoneridge, Inc.                                        87,832      938,924
    Strattec Security Corp.                                  5,513      368,324
    Superior Industries International, Inc.                152,418    3,222,116
#   Superior Uniform Group, Inc.                             6,639      107,950
#*  Systemax, Inc.                                          63,565    1,099,039
#*  Tandy Leather Factory, Inc.                             40,081      392,393
*   Toll Brothers, Inc.                                    178,443    6,109,888
#   Trans World Entertainment Corp.                          5,565       18,198
#*  Trinity Place Holdings, Inc.                            37,307      236,899
#*  Tuesday Morning Corp.                                  198,053    2,768,781
*   Unifi, Inc.                                             96,247    2,130,909
*   Universal Electronics, Inc.                             52,566    1,963,340
    Universal Technical Institute, Inc.                     13,677      164,261
#   Value Line, Inc.                                         1,845       26,900
*   Valuevision Media, Inc. Class A                         72,468      339,150
*   Visteon Corp.                                           21,237    1,843,584
#*  Vitamin Shoppe, Inc.                                    86,073    4,121,175
*   VOXX International Corp.                               100,744    1,183,742
*   Wells-Gardner Electronics Corp.                         22,378       38,266
#   Wendy's Co. (The)                                    2,361,897   19,627,364
*   West Marine, Inc.                                      115,748    1,238,504
#*  Wet Seal, Inc. (The) Class A                           380,337      429,781
    Weyco Group, Inc.                                       14,578      365,762
*   William Lyon Homes Class A                                 505       13,180
#   Wolverine World Wide, Inc.                              62,130    1,745,853
*   Zagg, Inc.                                               9,677       42,095
#*  Zale Corp.                                             182,634    3,906,541
                                                                   ------------
Total Consumer Discretionary                                        658,107,460
                                                                   ------------
Consumer Staples -- (2.8%)
#   Alico, Inc.                                             10,173      355,241
*   Alliance One International, Inc.                       444,232    1,141,676
#   Andersons, Inc. (The)                                  169,476   10,556,660
*   Boulder Brands, Inc.                                   280,158    4,135,132
*   Bridgford Foods Corp.                                    1,048       10,381
#   Cal-Maine Foods, Inc.                                   38,874    2,318,057
#   Casey's General Stores, Inc.                            38,642    2,653,160
    CCA Industries, Inc.                                    24,286       73,587
#*  Central Garden and Pet Co.                              79,373      645,303
#*  Central Garden and Pet Co. Class A                     193,017    1,596,251
*   Chiquita Brands International, Inc.                    229,559    2,635,337
    Coca-Cola Bottling Co. Consolidated                     15,507    1,275,141

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Consumer Staples -- (Continued)
*   Constellation Brands, Inc. Class A                     152,269 $ 12,157,157
*   Constellation Brands, Inc. Class B                         157       12,389
#*  Craft Brew Alliance, Inc.                               59,046      883,919
*   Darling International, Inc.                            151,919    3,039,899
#   Dean Foods Co.                                         123,679    1,959,075
*   Elizabeth Arden, Inc.                                   77,799    2,858,335
    Energizer Holdings, Inc.                                86,178    9,625,221
*   Farmer Bros. Co.                                        21,013      414,166
#   Fresh Del Monte Produce, Inc.                          310,620    8,973,812
    Golden Enterprises, Inc.                                17,103       75,253
#   Griffin Land & Nurseries, Inc.                          10,781      314,805
#*  Hain Celestial Group, Inc. (The)                       101,901    8,765,524
#   Ingles Markets, Inc. Class A                            62,571    1,438,507
    Ingredion, Inc.                                        122,815    8,652,317
#   Inter Parfums, Inc.                                     95,073    3,478,721
#   John B. Sanfilippo & Son, Inc.                          38,315      883,161
*   Mannatech, Inc.                                          3,902       63,486
#   MGP Ingredients, Inc.                                   55,785      325,784
#*  Natural Alternatives International, Inc.                12,132       69,152
*   Nutraceutical International Corp.                       57,498    1,432,850
#   Oil-Dri Corp. of America                                20,822      697,745
*   Omega Protein Corp.                                    111,384    1,265,322
#   Orchids Paper Products Co.                              25,790      692,977
*   Pantry, Inc. (The)                                     109,950    1,653,648
*   Pilgrim's Pride Corp.                                  181,851    3,975,263
    Pinnacle Foods, Inc.                                    44,669    1,357,938
#*  Post Holdings, Inc.                                    183,305    9,579,519
#*  Primo Water Corp.                                        4,300       19,307
#   Reliv International, Inc.                                  600        1,326
#   Sanderson Farms, Inc.                                   93,079    7,657,609
*   Seaboard Corp.                                           1,692    4,125,096
*   Seneca Foods Corp. Class A                              31,294      888,750
#*  Seneca Foods Corp. Class B                                 189        5,772
#   Snyder's-Lance, Inc.                                    53,476    1,420,323
    Spartan Stores, Inc.                                   194,311    4,185,459
    Spectrum Brands Holdings, Inc.                         105,580    8,111,711
#*  Susser Holdings Corp.                                  129,264   10,002,448
#   Tootsie Roll Industries, Inc.                           11,262      317,476
*   TreeHouse Foods, Inc.                                   23,752    1,777,600
#   Universal Corp.                                        123,817    6,756,694
#   Village Super Market, Inc. Class A                      20,181      488,178
#   Weis Markets, Inc.                                      77,704    3,581,377
                                                                   ------------
Total Consumer Staples                                              161,380,997
                                                                   ------------
Energy -- (9.3%)
    Adams Resources & Energy, Inc.                          17,359    1,250,890
    Alon USA Energy, Inc.                                  285,694    4,653,955
#*  Alpha Natural Resources, Inc.                        1,178,592    5,067,946
#*  Approach Resources, Inc.                                87,580    1,817,285
#   Arch Coal, Inc.                                        477,446    2,186,703
*   Atwood Oceanics, Inc.                                   24,383    1,208,421
*   Barnwell Industries, Inc.                               21,188       65,153

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Energy -- (Continued)
#*  Basic Energy Services, Inc.                             241,952 $ 6,392,372
#*  Bill Barrett Corp.                                      259,577   6,146,783
    Bolt Technology Corp.                                    41,081     693,447
#*  Bonanza Creek Energy, Inc.                              124,723   6,064,032
#*  BPZ Resources, Inc.                                     410,902   1,109,435
#   Bristow Group, Inc.                                     161,348  12,391,526
#*  C&J Energy Services, Inc.                               134,466   4,042,048
#*  Cal Dive International, Inc.                             84,019     124,348
*   Callon Petroleum Co.                                    133,992   1,230,047
*   Carrizo Oil & Gas, Inc.                                 122,913   6,762,673
    Cimarex Energy Co.                                       29,912   3,563,117
*   Clayton Williams Energy, Inc.                            20,632   2,980,911
*   Cloud Peak Energy, Inc.                                 229,484   4,518,540
#   Comstock Resources, Inc.                                277,161   7,705,076
*   Contango Oil & Gas Co.                                   39,304   1,888,164
#   Dawson Geophysical Co.                                   47,151   1,332,487
    Delek US Holdings, Inc.                                 210,572   6,736,198
#   Denbury Resources, Inc.                                  85,500   1,438,110
    DHT Holdings, Inc.                                        3,249      25,375
#*  Emerald Oil, Inc.                                       139,961     989,524
#*  Endeavour International Corp.                           170,330     585,935
#   Energy XXI Bermuda, Ltd.                                101,567   2,430,498
*   ENGlobal Corp.                                           46,727      99,996
    EnLink Midstream LLC                                    109,720   3,876,408
*   EPL Oil & Gas, Inc.                                     189,781   7,428,028
*   Era Group, Inc.                                         102,587   2,928,859
#*  Escalera Resources Co.                                   52,252     142,648
#   Exterran Holdings, Inc.                                 371,091  15,964,335
#*  Forbes Energy Services, Ltd.                             10,414      43,114
*   Forum Energy Technologies, Inc.                          51,173   1,528,026
*   Gastar Exploration, Inc.                                169,503   1,123,805
#   Green Plains Renewable Energy, Inc.                     181,915   5,439,259
    Gulf Island Fabrication, Inc.                            73,674   1,477,900
    Gulfmark Offshore, Inc. Class A                         154,301   6,945,088
#*  Harvest Natural Resources, Inc.                         198,761     896,412
*   Helix Energy Solutions Group, Inc.                      568,915  13,676,717
#*  Hercules Offshore, Inc.                                 840,892   3,758,787
*   HKN, Inc.                                                 1,137      71,068
#*  Hornbeck Offshore Services, Inc.                        193,454   8,014,799
*   Key Energy Services, Inc.                               444,095   4,458,714
    Knightsbridge Tankers, Ltd.                              63,086     753,878
*   Kodiak Oil & Gas Corp.                                  201,596   2,562,285
#*  Magnum Hunter Resources Corp.                           499,141   4,242,699
#*  Matador Resources Co.                                   134,710   3,868,871
*   Matrix Service Co.                                      143,815   4,453,951
#*  McDermott International, Inc.                           371,819   2,688,251
#*  Mexco Energy Corp.                                        6,763      49,032
#*  Miller Energy Resources, Inc.                            32,924     158,694
*   Mitcham Industries, Inc.                                 57,917     799,255
    Nabors Industries, Ltd.                               1,097,257  28,001,999
*   Natural Gas Services Group, Inc.                         61,745   1,894,954
*   Newfield Exploration Co.                                414,409  14,027,745

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Energy -- (Continued)
#*  Newpark Resources, Inc.                                524,786 $  6,318,423
#   Nordic American Tankers, Ltd.                            3,000       25,890
#*  Northern Oil and Gas, Inc.                             116,515    1,797,826
#*  Nuverra Environmental Solutions, Inc.                   25,263      429,724
*   Oil States International, Inc.                          76,470    7,428,296
#*  Overseas Shipholding Group, Inc.                       142,039      809,622
*   Pacific Drilling SA                                     27,279      270,335
#   Panhandle Oil and Gas, Inc. Class A                      3,104      136,110
*   Parker Drilling Co.                                    658,047    4,362,852
    Patterson-UTI Energy, Inc.                             740,622   24,092,434
#*  PDC Energy, Inc.                                       187,492   11,937,616
    Peabody Energy Corp.                                   230,642    4,384,504
#*  Penn Virginia Corp.                                    369,181    6,143,172
*   PetroQuest Energy, Inc.                                  3,108       18,710
#*  PHI, Inc. Non-Voting                                    63,165    2,829,792
*   Pioneer Energy Services Corp.                          336,370    5,035,459
*   Pyramid Oil Co.                                            100          516
    QEP Resources, Inc.                                    371,563   11,403,268
*   Renewable Energy Group, Inc.                            60,734      714,839
*   Rex Energy Corp.                                       399,863    8,421,115
#*  Rosetta Resources, Inc.                                123,197    5,832,146
*   Rowan Cos. P.L.C. Class A                              691,059   21,367,544
#*  SandRidge Energy, Inc.                                 795,665    5,458,262
    Scorpio Tankers, Inc.                                  248,970    2,243,220
#*  SEACOR Holdings, Inc.                                  106,689    8,896,796
    SemGroup Corp. Class A                                  67,640    4,320,843
#   Ship Finance International, Ltd.                       172,469    3,040,628
    SM Energy Co.                                           98,540    7,304,770
*   Steel Excel, Inc.                                       42,674    1,382,638
*   Stone Energy Corp.                                     226,699   11,119,586
    Superior Energy Services, Inc.                         633,713   20,861,832
#*  Swift Energy Co.                                       231,376    2,852,866
#*  Synergy Resources Corp.                                  9,843      114,573
#   Teekay Corp.                                            73,629    4,131,323
#*  Tesco Corp.                                             81,772    1,635,440
    Tesoro Corp.                                           301,142   16,951,283
*   TETRA Technologies, Inc.                               418,348    5,229,350
*   TGC Industries, Inc.                                    36,617      185,282
    Tidewater, Inc.                                        305,591   15,563,750
#*  Triangle Petroleum Corp.                               269,752    2,595,014
*   Unit Corp.                                             226,934   14,966,297
#*  Vaalco Energy, Inc.                                    266,869    2,460,532
#   W&T Offshore, Inc.                                     174,669    3,353,645
*   Warren Resources, Inc.                                 201,472    1,021,463
#   Western Refining, Inc.                                 390,087   16,968,784
*   Whiting Petroleum Corp.                                196,573   14,491,362
*   Willbros Group, Inc.                                   320,389    3,559,522
*   WPX Energy, Inc.                                       548,538   11,672,889
                                                                   ------------
Total Energy                                                        542,918,719
                                                                   ------------
Financials -- (21.0%)
*   1st Constitution Bancorp                                   464        4,835

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
    1st Source Corp.                                         97,177 $ 2,865,750
#   1st United Bancorp, Inc.                                 36,488     267,092
#   Access National Corp.                                    15,412     227,327
    Alexander & Baldwin, Inc.                               201,631   7,522,853
*   Alleghany Corp.                                           2,190     893,476
    Alliance Bancorp, Inc. of Pennsylvania                      770      12,016
    Allied World Assurance Co. Holdings AG                  172,670  18,594,832
#*  Ambac Financial Group, Inc.                             105,278   3,177,290
*   American Capital, Ltd.                                1,547,412  23,195,706
#   American Equity Investment Life Holding Co.             331,806   7,737,716
    American Financial Group, Inc.                          465,774  27,215,175
*   American Independence Corp.                                  60         656
#   American National Bankshares, Inc.                       19,282     410,899
    American National Insurance Co.                          46,142   5,186,822
*   American River Bankshares                                 1,626      15,545
*   Ameris Bancorp                                           94,992   2,020,480
    AMERISAFE, Inc.                                         105,756   4,510,493
#   AmeriServ Financial, Inc.                                36,909     128,443
*   Arch Capital Group, Ltd.                                 27,915   1,600,088
    Argo Group International Holdings, Ltd.                 160,766   7,141,226
#   Arrow Financial Corp.                                     1,531      38,321
    Aspen Insurance Holdings, Ltd.                          389,738  17,842,206
#   Associated Banc-Corp                                    627,330  11,009,641
    Assurant, Inc.                                          471,974  31,815,767
    Assured Guaranty, Ltd.                                  577,469  13,807,284
#*  Asta Funding, Inc.                                       60,415     493,591
    Astoria Financial Corp.                                 508,927   6,748,372
#*  Atlantic Coast Financial Corp.                            4,033      17,342
#*  Atlanticus Holdings Corp.                                66,219     160,912
    Auburn National Bancorp., Inc.                              692      16,480
#*  AV Homes, Inc.                                           44,952     770,028
    Axis Capital Holdings, Ltd.                             606,646  27,754,054
    Baldwin & Lyons, Inc. Class A                               253       5,978
    Baldwin & Lyons, Inc. Class B                            14,285     371,553
#   Banc of California, Inc.                                 24,903     313,031
#   Bancfirst Corp.                                          25,542   1,486,800
*   Bancorp, Inc.                                           146,000   2,309,720
#   BancorpSouth, Inc.                                      347,932   8,127,692
    Bank Mutual Corp.                                       160,845     968,287
    Bank of Commerce Holdings                                 5,200      33,020
    Bank of Kentucky Financial Corp.                          4,128     142,457
    BankFinancial Corp.                                     106,520   1,048,157
    Banner Corp.                                            106,937   4,228,289
#   Bar Harbor Bankshares                                     8,396     315,522
    BBCN Bancorp, Inc.                                      277,645   4,278,509
    BCB Bancorp, Inc.                                         4,921      65,449
*   Beneficial Mutual Bancorp, Inc.                          28,579     372,670
    Berkshire Hills Bancorp, Inc.                           105,507   2,472,029
*   BofI Holding, Inc.                                       51,961   4,188,576
    Boston Private Financial Holdings, Inc.                 379,688   4,749,897
    Bridge Bancorp, Inc.                                      1,155      28,090
#*  Bridge Capital Holdings                                   1,785      39,984

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
#   Brookline Bancorp, Inc.                                 295,123 $ 2,679,717
    Bryn Mawr Bank Corp.                                     22,420     611,618
    C&F Financial Corp.                                       2,965      92,656
    Calamos Asset Management, Inc. Class A                   87,224   1,062,388
#   California First National Bancorp                         3,333      49,428
#   Camden National Corp.                                    10,941     417,618
    Cape Bancorp, Inc.                                        3,623      38,585
*   Capital Bank Financial Corp. Class A                      5,127     122,279
#   Capital City Bank Group, Inc.                            69,097     960,448
    Capital Southwest Corp.                                  69,272   2,431,447
    Capitol Federal Financial, Inc.                         326,854   3,935,322
#   Cardinal Financial Corp.                                155,459   2,611,711
#   Cash America International, Inc.                         71,699   3,122,491
    Cathay General Bancorp                                  371,944   8,777,878
    Center Bancorp, Inc.                                     50,938     942,862
    Centerstate Banks, Inc.                                  97,115   1,065,352
    Central Pacific Financial Corp.                          32,815     615,938
#   Century Bancorp, Inc. Class A                             3,819     127,937
    Chemical Financial Corp.                                 88,882   2,494,918
    Chicopee Bancorp, Inc.                                    1,885      32,667
#   Citizens Community Bancorp, Inc.                          6,617      53,135
#   Citizens Holding Co.                                      1,103      20,703
#*  Citizens, Inc.                                           78,129     513,308
#   City Holding Co.                                         29,927   1,286,562
    Clifton Bancorp, Inc.                                     2,419      28,036
    CNB Financial Corp.                                       8,980     148,350
    CNO Financial Group, Inc.                             1,174,038  20,252,155
#   CoBiz Financial, Inc.                                   152,875   1,534,865
    Codorus Valley Bancorp, Inc.                                303       6,469
*   Colonial Financial Services, Inc.                           522       6,087
    Columbia Banking System, Inc.                           171,047   4,245,387
#   Community Bank System, Inc.                             137,492   5,113,327
    Community Trust Bancorp, Inc.                            70,615   2,603,575
#*  Community West Bancshares                                   367       2,543
#   Consolidated-Tomoka Land Co.                             11,795     466,256
*   Consumer Portfolio Services, Inc.                         9,146      63,839
#*  Cowen Group, Inc. Class A                               386,842   1,589,921
*   Customers Bancorp, Inc.                                   3,932      86,622
#   CVB Financial Corp.                                     171,350   2,477,721
#*  DFC Global Corp.                                          1,000       9,320
    Dime Community Bancshares, Inc.                         188,788   3,077,244
    Donegal Group, Inc. Class A                              80,831   1,193,066
#   Donegal Group, Inc. Class B                                  59       1,273
#*  Doral Financial Corp.                                     1,812      17,323
*   E*TRADE Financial Corp.                               1,292,524  29,017,164
    East West Bancorp, Inc.                                   4,015     138,558
#   EMC Insurance Group, Inc.                                55,011   1,814,813
    Employers Holdings, Inc.                                119,695   2,435,793
#*  Encore Capital Group, Inc.                               85,015   3,674,348
    Endurance Specialty Holdings, Ltd.                      247,707  12,588,470
#*  Enstar Group, Ltd.                                        8,804   1,136,596
#   Enterprise Bancorp, Inc.                                  7,936     144,911

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
    Enterprise Financial Services Corp.                      50,693 $   905,884
#   ESB Financial Corp.                                      50,107     632,350
#   ESSA Bancorp, Inc.                                       79,429     825,267
    Evans Bancorp, Inc.                                         163       3,680
#   EverBank Financial Corp.                                127,277   2,382,625
    Everest Re Group, Ltd.                                   27,336   4,319,908
*   Ezcorp, Inc. Class A                                      4,075      42,502
#*  Farmers Capital Bank Corp.                                1,687      35,241
    FBL Financial Group, Inc. Class A                       134,590   6,017,519
    Federal Agricultural Mortgage Corp. Class C              60,117   2,138,963
    Federated National Holding Co.                           28,190     547,732
#   Fidelity Southern Corp.                                  25,454     336,247
    Financial Institutions, Inc.                             31,545     730,267
#*  First Acceptance Corp.                                   82,671     197,584
#   First American Financial Corp.                          298,092   7,929,247
#   First Bancorp                                            63,963   1,100,803
#   First Bancorp, Inc.                                      23,909     380,870
#*  First BanCorp.                                           76,559     393,513
    First Bancshares, Inc. (The)                                137       1,985
    First Busey Corp.                                       271,458   1,493,019
    First Business Financial Services, Inc.                     914      41,322
    First Citizens BancShares, Inc. Class A                  10,007   2,250,474
    First Commonwealth Financial Corp.                      523,696   4,498,549
    First Community Bancshares, Inc.                         50,483     747,653
#   First Connecticut Bancorp, Inc.                           3,750      59,438
    First Defiance Financial Corp.                           44,537   1,203,390
#*  First Federal Bancshares of Arkansas, Inc.                4,332      38,425
    First Financial Bancorp                                 120,286   1,947,430
    First Financial Corp.                                    49,520   1,585,135
    First Financial Holdings, Inc.                           31,405   1,804,845
#   First Financial Northwest, Inc.                          97,328     992,746
    First Interstate Bancsystem, Inc.                        48,855   1,216,001
#*  First Marblehead Corp. (The)                             24,327     127,960
#   First Merchants Corp.                                   142,082   3,014,980
    First Midwest Bancorp, Inc.                             315,336   5,162,050
    First Niagara Financial Group, Inc.                   1,489,377  13,285,243
    First South Bancorp, Inc.                                 6,484      52,067
#   First West Virginia Bancorp                                  63       1,136
    Firstbank Corp.                                             301       5,307
    FirstMerit Corp.                                        206,220   3,998,606
*   Flagstar Bancorp, Inc.                                   92,543   1,628,757
    Flushing Financial Corp.                                153,821   2,956,440
    FNB Corp.                                               534,108   6,644,304
#*  Forestar Group, Inc.                                     78,340   1,335,697
#*  Fortegra Financial Corp.                                    281       2,029
    Fox Chase Bancorp, Inc.                                  26,564     443,088
#*  Franklin Financial Corp.                                  5,307     105,928
    Fulton Financial Corp.                                  327,095   3,987,288
#   FXCM, Inc. Class A                                        5,955      92,183
#   Gain Capital Holdings, Inc.                              38,593     389,789
*   Genworth Financial, Inc. Class A                      2,131,699  38,050,827
#   German American Bancorp, Inc.                            30,939     805,652

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
#   GFI Group, Inc.                                         221,401 $   823,612
#   Glacier Bancorp, Inc.                                   116,064   2,978,202
*   Global Indemnity P.L.C.                                  81,077   2,172,864
    Great Southern Bancorp, Inc.                             51,030   1,463,030
#*  Green Dot Corp. Class A                                  63,664   1,105,844
*   Greenlight Capital Re, Ltd. Class A                      61,532   1,958,564
    Guaranty Bancorp                                         24,139     303,910
*   Guaranty Federal Bancshares, Inc.                           348       4,399
*   Hallmark Financial Services, Inc.                       100,040     840,336
    Hampden Bancorp, Inc.                                    20,730     336,862
    Hancock Holding Co.                                      23,254     784,357
    Hanmi Financial Corp.                                   156,332   3,325,182
    Hanover Insurance Group, Inc. (The)                     225,011  13,151,893
#*  Harris & Harris Group, Inc.                             146,100     524,499
    Hawthorn Bancshares, Inc.                                   535       7,094
    HCC Insurance Holdings, Inc.                            141,377   6,494,859
#   HCI Group, Inc.                                          31,651   1,224,261
#   Heartland Financial USA, Inc.                            45,581   1,107,618
    Heritage Commerce Corp.                                  68,269     554,344
#   Heritage Financial Corp.                                 26,203     423,440
    Heritage Financial Group, Inc.                            1,994      38,385
    HF Financial Corp.                                        3,852      52,772
*   Hilltop Holdings, Inc.                                  263,212   5,880,156
#   Hingham Institution for Savings                           1,748     121,503
*   HMN Financial, Inc.                                       1,700      18,938
#*  Home Bancorp, Inc.                                        7,568     153,252
    Home BancShares, Inc.                                    58,632   1,859,221
    Home Federal Bancorp, Inc.                               86,290   1,298,664
    HopFed Bancorp, Inc.                                      6,953      79,125
    Horace Mann Educators Corp.                             199,789   6,007,655
#   Horizon Bancorp                                           9,962     199,140
    Hudson City Bancorp, Inc.                                75,160     748,594
#   Hudson Valley Holding Corp.                              11,959     219,567
    Huntington Bancshares, Inc.                                   1           9
    Iberiabank Corp.                                         98,558   6,199,298
*   ICG Group, Inc.                                         111,044   2,263,077
#*  Imperial Holdings, Inc.                                   1,082       7,239
#   Independence Holding Co.                                 55,689     727,298
#   Independent Bank Corp.(453836108)                        98,307   3,649,156
    Independent Bank Corp.(453838609)                        24,000     312,480
    Infinity Property & Casualty Corp.                       14,000     898,380
    Interactive Brokers Group, Inc. Class A                 191,975   4,588,202
    International Bancshares Corp.                          244,131   5,605,248
#*  Intervest Bancshares Corp. Class A                       17,708     134,050
#*  INTL. FCStone, Inc.                                       4,934      93,351
*   Investment Technology Group, Inc.                       154,059   3,179,778
    Investors Bancorp, Inc.                                   2,340      62,548
#   Investors Title Co.                                       4,496     318,137
#   Janus Capital Group, Inc.                               888,638  10,779,179
    JMP Group, Inc.                                          57,369     396,420
*   KCG Holdings, Inc. Class A                               42,847     426,328
#*  Kearny Financial Corp.                                    1,371      19,989

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    Kemper Corp.                                            291,935 $11,505,158
    Kentucky First Federal Bancorp                            2,420      20,788
#*  Ladenburg Thalmann Financial Services, Inc.               5,000      13,650
    Lake Shore Bancorp, Inc.                                    306       3,790
#   Lakeland Bancorp, Inc.                                  130,516   1,362,587
#   Lakeland Financial Corp.                                 58,904   2,155,886
    Landmark Bancorp, Inc.                                      468       9,042
#   Legg Mason, Inc.                                        731,595  34,304,490
    LNB Bancorp, Inc.                                        31,120     354,146
#   Louisiana Bancorp, Inc.                                  13,988     272,766
    Macatawa Bank Corp.                                     137,897     671,558
#   Maiden Holdings, Ltd.                                   232,779   2,746,792
    MainSource Financial Group, Inc.                         88,279   1,459,252
*   Markel Corp.                                              1,864   1,166,715
    Marlin Business Services Corp.                           58,904   1,011,382
#*  Maui Land & Pineapple Co., Inc.                             817       6,397
    MB Financial, Inc.                                      274,677   7,372,331
*   MBIA, Inc.                                              871,365  10,560,944
*   MBT Financial Corp.                                      41,903     206,582
#   MCG Capital Corp.                                       450,543   1,513,824
#   Meadowbrook Insurance Group, Inc.                       217,301   1,216,886
#   Medallion Financial Corp.                               109,087   1,483,583
    Mercantile Bank Corp.                                    37,124     724,289
    Merchants Bancshares, Inc.                               20,000     581,400
    Mercury General Corp.                                    12,386     592,794
#*  Meridian Interstate Bancorp, Inc.                        23,717     599,329
    Meta Financial Group, Inc.                                4,690     196,558
*   Metro Bancorp, Inc.                                      66,562   1,359,196
#*  MGIC Investment Corp.                                   321,338   2,763,507
    MicroFinancial, Inc.                                     41,697     328,155
    Mid Penn Bancorp, Inc.                                      106       1,590
#   MidSouth Bancorp, Inc.                                   19,374     323,933
#   MidWestOne Financial Group, Inc.                          1,800      44,334
#   Montpelier Re Holdings, Ltd.                            304,755   9,319,408
    MutualFirst Financial, Inc.                               3,283      61,720
    NASDAQ OMX Group, Inc. (The)                            858,799  31,689,683
#   National Bank Holdings Corp. Class A                      2,988      57,250
#   National Interstate Corp.                                13,998     392,224
    National Penn Bancshares, Inc.                          558,947   5,460,912
#   National Security Group, Inc.                             2,423      25,151
    National Western Life Insurance Co. Class A               3,011     702,316
#*  Naugatuck Valley Financial Corp.                            385       2,982
*   Navigators Group, Inc. (The)                             67,657   3,854,419
#   NBT Bancorp, Inc.                                        85,332   1,932,770
    Nelnet, Inc. Class A                                    156,407   6,609,760
*   New Century Bancorp, Inc.                                   700       5,187
#   New Hampshire Thrift Bancshares, Inc.                     1,468      21,653
#   New York Community Bancorp, Inc.                        992,111  15,288,431
#*  NewBridge Bancorp                                        51,882     398,973
#*  NewStar Financial, Inc.                                 256,825   2,932,941
    Nicholas Financial, Inc.                                  8,089     127,159
*   North Valley Bancorp                                      6,514     147,216

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
    Northeast Community Bancorp, Inc.                         9,196 $    66,947
    Northfield Bancorp, Inc.                                 66,974     868,653
#   Northrim BanCorp, Inc.                                   12,388     297,188
    Northwest Bancshares, Inc.                              358,033   4,758,259
#   Norwood Financial Corp.                                     368      10,613
#   Ocean Shore Holding Co.                                      92       1,379
    OceanFirst Financial Corp.                               63,426   1,028,770
    OFG Bancorp                                             216,486   3,693,251
    Ohio Valley Banc Corp.                                    1,834      39,890
    Old National Bancorp                                    380,127   5,367,388
    Old Republic International Corp.                      1,182,426  19,580,975
#*  Old Second Bancorp, Inc.                                 32,787     156,066
    OmniAmerican Bancorp, Inc.                               49,613   1,233,379
    OneBeacon Insurance Group, Ltd. Class A                 108,664   1,677,772
    Oppenheimer Holdings, Inc. Class A                       15,047     383,097
    Oritani Financial Corp.                                  98,026   1,453,726
    Pacific Continental Corp.                                41,394     545,573
*   Pacific Mercantile Bancorp                               40,919     268,019
#*  Pacific Premier Bancorp, Inc.                            25,051     341,946
    PacWest Bancorp                                         223,987   8,818,368
    Park National Corp.                                      11,552     837,751
    Park Sterling Corp.                                     127,933     835,402
    PartnerRe, Ltd.                                         321,083  33,842,148
#   Peapack Gladstone Financial Corp.                        29,993     570,167
#   Penns Woods Bancorp, Inc.                                 2,355     103,620
#   People's United Financial, Inc.                       1,543,963  22,047,792
    Peoples Bancorp of North Carolina, Inc.                     410       7,052
    Peoples Bancorp, Inc.                                    49,925   1,301,545
#*  PHH Corp.                                               305,779   7,268,367
#*  Phoenix Cos., Inc. (The)                                 18,657     821,281
*   PICO Holdings, Inc.                                      90,888   2,113,146
    Pinnacle Financial Partners, Inc.                       160,571   5,550,939
*   Piper Jaffray Cos.                                       60,533   2,654,977
    Platinum Underwriters Holdings, Ltd.                    188,394  11,814,188
*   Popular, Inc.                                           218,581   6,754,153
*   Preferred Bank                                           25,513     547,254
#   Premier Financial Bancorp, Inc.                          15,601     223,094
    Primerica, Inc.                                         122,534   5,623,085
    PrivateBancorp, Inc.                                    291,864   8,046,690
    ProAssurance Corp.                                          372      16,896
    Prosperity Bancshares, Inc.                              39,852   2,351,268
    Protective Life Corp.                                   427,997  21,892,047
#   Provident Financial Holdings, Inc.                       30,246     425,561
#   Provident Financial Services, Inc.                      305,970   5,317,759
#*  Prudential Bancorp, Inc.                                  2,692      29,101
*   PSB Holdings, Inc.                                          599       3,917
    Pulaski Financial Corp.                                  28,592     295,355
#   QC Holdings, Inc.                                        80,189     165,991
    QCR Holdings, Inc.                                          246       4,253
    Radian Group, Inc.                                       12,854     179,699
    Reinsurance Group of America, Inc.                      387,086  29,693,367
#   RenaissanceRe Holdings, Ltd.                             56,578   5,726,259

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
#     Renasant Corp.                                        120,812 $ 3,288,503
      Republic Bancorp, Inc. Class A                         25,599     614,632
#*    Republic First Bancorp, Inc.                            2,800      12,376
#     Resource America, Inc. Class A                         83,429     709,981
*     Riverview Bancorp, Inc.                                31,681     110,250
      RLI Corp.                                              65,773   2,832,185
#     S&T Bancorp, Inc.                                     138,319   3,217,300
#*    Safeguard Scientifics, Inc.                           102,515   2,153,840
      Safety Insurance Group, Inc.                           65,125   3,497,864
      Salisbury Bancorp, Inc.                                   291       8,775
      Sandy Spring Bancorp, Inc.                            105,576   2,539,103
*     Seacoast Banking Corp. of Florida                         563       5,968
      Selective Insurance Group, Inc.                       252,402   5,790,102
*     Shore Bancshares, Inc.                                  3,713      35,236
      SI Financial Group, Inc.                                7,388      87,178
      Sierra Bancorp                                         27,552     430,087
#     Simmons First National Corp. Class A                   58,805   2,126,389
      Simplicity Bancorp, Inc.                               18,379     318,692
(o)*  Southern Community Financial Corp.                     34,147       7,512
#*    Southern First Bancshares, Inc.                         2,286      31,227
      Southern Missouri Bancorp, Inc.                           293      10,343
#     Southern National Bancorp of Virginia, Inc.             1,259      13,005
#     Southside Bancshares, Inc.                             57,641   1,589,733
      Southwest Bancorp, Inc.                                87,892   1,467,796
      Southwest Georgia Financial Corp.                         700      10,042
      StanCorp Financial Group, Inc.                        132,141   8,073,815
#     State Auto Financial Corp.                            128,885   2,636,987
      Sterling Bancorp                                      281,468   3,366,357
#     Stewart Information Services Corp.                    100,223   3,056,801
      Stock Yards Bancorp Inc                                 2,018      59,491
#*    Stratus Properties, Inc.                                1,430      23,738
*     Suffolk Bancorp                                        87,728   1,923,875
      Summit State Bank                                       1,121      13,004
#*    Sun Bancorp, Inc.                                     120,870     459,306
      Susquehanna Bancshares, Inc.                        1,004,967  10,411,458
*     Sussex Bancorp                                            639       5,751
#     Symetra Financial Corp.                               309,538   6,395,055
      Synovus Financial Corp.                               826,275   2,652,343
*     Taylor Capital Group, Inc.                             78,907   1,679,930
      TCF Financial Corp.                                   360,808   5,664,686
      Teche Holding Co.                                         540      39,366
      Territorial Bancorp, Inc.                              20,309     415,522
      TF Financial Corp.                                      4,609     144,538
      Timberland Bancorp, Inc.                               10,843     115,478
      Tompkins Financial Corp.                               41,830   1,971,866
#     Tower Group International, Ltd.                       213,884     526,155
#     TowneBank                                              79,009   1,219,109
*     Tree.com, Inc.                                         52,289   1,520,564
#     Trico Bancshares                                       63,304   1,535,122
#     TrustCo Bank Corp.                                    268,530   1,774,983
      Trustmark Corp.                                       231,005   5,283,084
      UMB Financial Corp.                                    15,823     928,968

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                         SHARES      VALUE+
                                                         ------- --------------
Financials -- (Continued)
    Umpqua Holdings Corp.                                583,249 $    9,699,431
    Union Bankshares Corp.                               183,275      4,690,007
    United Bancshares, Inc.                                  466          7,134
    United Bankshares, Inc.                              152,931      4,473,232
    United Community Bancorp                                 114          1,300
*   United Community Banks, Inc.                          97,600      1,576,240
#*  United Community Financial Corp.                       2,218          7,386
#   United Financial Bancorp, Inc.(91030T109)             96,629      1,704,536
    United Financial Bancorp, Inc.(910304104)             65,894        867,165
    United Fire Group, Inc.                              118,756      3,303,792
#*  United Security Bancshares                             1,145          6,460
    Unity Bancorp, Inc.                                    3,489         29,831
#   Universal Insurance Holdings, Inc.                   168,532      2,465,623
    Univest Corp. of Pennsylvania                         46,383        914,209
    Validus Holdings, Ltd.                               405,498     15,031,811
    ViewPoint Financial Group, Inc.                      137,512      3,584,938
*   Walker & Dunlop, Inc.                                 65,554      1,027,887
    Washington Banking Co.                                26,133        449,488
    Washington Federal, Inc.                             390,061      8,417,516
#   Washington Trust Bancorp, Inc.                        61,565      2,105,523
    Waterstone Financial, Inc.                            23,508        244,718
    Wayne Savings Bancshares, Inc.                           120          1,394
    Webster Financial Corp.                              338,622     10,206,067
    WesBanco, Inc.                                       119,709      3,620,000
#   West Bancorporation, Inc.                             58,901        854,654
*   Western Alliance Bancorp                             280,258      6,465,552
    Westfield Financial, Inc.                            131,049        897,686
    White Mountains Insurance Group, Ltd.                  2,625      1,565,182
    Wilshire Bancorp, Inc.                               358,042      3,580,420
    Wintrust Financial Corp.                             231,325     10,367,986
    WR Berkley Corp.                                      44,497      1,968,547
    WSFS Financial Corp.                                  15,936      1,077,592
    WVS Financial Corp.                                      111          1,324
*   Yadkin Financial Corp.                                 4,717         90,331
    Zions Bancorp.                                       948,371     27,426,889
#*  ZipRealty, Inc.                                       93,955        311,931
                                                                 --------------
Total Financials                                                  1,226,970,107
                                                                 --------------
Health Care -- (5.3%)
*   Addus HomeCare Corp.                                  30,464        658,632
#*  Affymetrix, Inc.                                     489,243      3,635,075
#*  Albany Molecular Research, Inc.                      143,811      2,309,605
#*  Alere, Inc.                                          361,377     12,069,992
*   Allied Healthcare Products, Inc.                       1,097          2,370
*   Almost Family, Inc.                                   43,727        938,819
#*  Alphatec Holdings, Inc.                              147,075        198,551
#*  Amedisys, Inc.                                       178,820      2,437,317
*   American Shared Hospital Services                      4,548         12,689
*   AMN Healthcare Services, Inc.                         93,637      1,168,590
*   Amsurg Corp.                                         168,181      7,283,919
    Analogic Corp.                                        44,743      3,359,304
*   AngioDynamics, Inc.                                  137,345      1,845,917

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
*     Anika Therapeutics, Inc.                               73,307 $ 3,133,141
#*    Arqule, Inc.                                            8,633      13,985
#*    ArthroCare Corp.                                          310      15,044
#*    AVEO Pharmaceuticals, Inc.                             12,600      15,498
#*    Baxano Surgical, Inc.                                  97,586      82,948
*     Bio-Rad Laboratories, Inc. Class A                     11,039   1,360,115
#*    BioScrip, Inc.                                        266,195   1,842,069
*     BioTelemetry, Inc.                                     99,971     793,770
*     Cambrex Corp.                                         158,377   3,245,145
      Cantel Medical Corp.                                   80,701   2,676,045
#*    Capital Senior Living Corp.                            90,913   2,248,278
*     Chindex International, Inc.                             6,388     152,226
*     Community Health Systems, Inc.                        490,559  18,587,280
      CONMED Corp.                                          141,317   6,547,217
*     Cross Country Healthcare, Inc.                        127,342     902,855
      CryoLife, Inc.                                         98,823     897,313
#*    Cumberland Pharmaceuticals, Inc.                       90,380     402,191
*     Cutera, Inc.                                           70,229     724,061
*     Cynosure, Inc. Class A                                 69,710   1,710,683
      Digirad Corp.                                          88,544     281,570
#*    Emergent Biosolutions, Inc.                           125,640   3,311,870
      Ensign Group, Inc. (The)                                  410      17,425
*     Enzo Biochem, Inc.                                    132,897     558,167
#     Enzon Pharmaceuticals, Inc.                            79,602      70,854
#*    Exactech, Inc.                                         39,046     867,602
*     ExamWorks Group, Inc.                                  29,669   1,091,819
*     Five Star Quality Care, Inc.                          218,412   1,054,930
#*    Furiex Pharmaceuticals, Inc.                           10,318   1,066,572
#*    Gentiva Health Services, Inc.                         127,589     960,745
*     Greatbatch, Inc.                                      135,788   6,250,322
*     Hanger, Inc.                                          111,931   3,880,648
#*    Harvard Apparatus Regenerative Technology, Inc.        37,209     321,858
#*    Harvard Bioscience, Inc.                              148,840     628,105
*     Health Net, Inc.                                       54,582   1,873,800
#*    Healthways, Inc.                                      204,778   3,686,004
#     Hill-Rom Holdings, Inc.                               176,656   6,599,868
#*    Hologic, Inc.                                         468,719   9,836,068
#*    Horizon Pharma, Inc.                                   34,063     483,013
*     ICU Medical, Inc.                                      16,863     940,618
#*    Idera Pharmaceuticals, Inc.                           141,206     401,025
*     Impax Laboratories, Inc.                              199,817   5,225,215
      Invacare Corp.                                        167,384   2,644,667
*     Iridex Corp.                                              918       7,647
      Kewaunee Scientific Corp.                               7,798     130,616
      Kindred Healthcare, Inc.                              301,101   7,557,635
*     Lannett Co., Inc.                                      97,301   3,359,804
      LeMaitre Vascular, Inc.                                73,991     607,466
#*    LHC Group, Inc.                                        79,076   1,643,199
*     LifePoint Hospitals, Inc.                             233,325  13,047,534
*     Magellan Health Services, Inc.                        140,801   8,127,034
(o)*  Maxygen, Inc.                                         172,517       5,175
*     MedAssets, Inc.                                       237,365   5,419,043

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Health Care -- (Continued)
(o)*  MedCath Corp.                                        103,153 $    206,306
*     Medical Action Industries, Inc.                       90,546      580,400
#*    Medicines Co. (The)                                  116,653    3,102,970
*     MediciNova, Inc.                                      23,798       44,740
*     Merit Medical Systems, Inc.                           68,392      880,205
*     Misonix, Inc.                                          5,883       35,298
#*    Molina Healthcare, Inc.                              276,308   10,333,919
#     National Healthcare Corp.                             25,110    1,374,270
*     Natus Medical, Inc.                                  174,102    4,322,953
*     NuVasive, Inc.                                        91,446    3,082,645
#     Omnicare, Inc.                                       597,354   35,405,172
*     Omnicell, Inc.                                       228,895    6,061,140
*     OraSure Technologies, Inc.                            10,559       69,161
*     Orthofix International NV                              5,031      151,936
#     Owens & Minor, Inc.                                  221,883    7,441,956
#*    Pacific Biosciences of California, Inc.               74,676      330,068
#*    PDI, Inc.                                            111,537      526,455
*     PharMerica Corp.                                     153,288    4,167,901
#*    PhotoMedex, Inc.                                       6,849      103,488
#*    Pozen, Inc.                                           85,751      716,878
*     Prestige Brands Holdings, Inc.                       313,269   10,500,777
*     Providence Service Corp. (The)                        57,778    2,346,365
#*    Repligen Corp.                                       112,834    1,788,419
#*    Rigel Pharmaceuticals, Inc.                            9,300       29,760
#*    RTI Surgical, Inc.                                   275,919    1,186,452
#*    Sciclone Pharmaceuticals, Inc.                       334,998    1,601,290
      Select Medical Holdings Corp.                        419,430    5,855,243
#*    Skilled Healthcare Group, Inc. Class A                63,759      328,996
      Span-America Medical Systems, Inc.                     5,550      115,717
      STERIS Corp.                                          31,571    1,516,987
#*    Sucampo Pharmaceuticals, Inc. Class A                 53,019      366,361
*     Symmetry Medical, Inc.                               193,018    1,594,329
#*    Targacept, Inc.                                       23,151      102,790
      Teleflex, Inc.                                       144,988   14,801,825
*     Tornier NV                                            40,308      684,027
#*    Transcept Pharmaceuticals, Inc.                       61,189      180,508
*     Triple-S Management Corp. Class B                     94,561    1,416,524
      Universal American Corp.                             380,924    2,731,225
      Universal Health Services, Inc. Class B               11,688      955,962
*     VCA Antech, Inc.                                     173,201    5,305,147
*     Wright Medical Group, Inc.                           242,707    6,638,036
                                                                   ------------
Total Health Care                                                   312,213,163
                                                                   ------------
Industrials -- (14.4%)
      AAR Corp.                                            206,357    5,344,646
      ABM Industries, Inc.                                 214,507    5,810,995
#     Acacia Research Corp.                                 13,695      219,668
*     ACCO Brands Corp.                                    129,363      792,995
#*    Accuride Corp.                                        19,382      109,314
      Aceto Corp.                                          154,305    3,376,193
      Acme United Corp.                                     12,718      214,044
#*    Acorn Energy, Inc.                                    29,843       69,236

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
      Actuant Corp. Class A                                 170,899 $ 5,786,640
#*    Adept Technology, Inc.                                 60,855     727,826
*     AECOM Technology Corp.                                361,021  11,704,301
#*    Aegion Corp.                                          186,883   4,763,648
#*    AeroCentury Corp.                                         782      14,037
#*    Aerovironment, Inc.                                   149,658   5,053,951
      AGCO Corp.                                            303,952  16,930,126
      Air Lease Corp.                                        26,063     934,880
*     Air Transport Services Group, Inc.                    303,540   2,376,718
      Aircastle, Ltd.                                       169,196   2,972,774
#     Alamo Group, Inc.                                      63,138   3,353,891
      Alaska Air Group, Inc.                                150,204  14,131,192
      Albany International Corp. Class A                    142,582   5,130,100
#     Alliant Techsystems, Inc.                              50,652   7,305,031
(o)*  Allied Defense Group, Inc.                             20,781       1,662
      Allied Motion Technologies, Inc.                        6,810      77,225
*     Alpha PRO Tech, Ltd.                                    4,773       9,785
      Altra Industrial Motion Corp.                         150,897   5,154,642
      AMERCO                                                 84,246  21,070,767
#*    Ameresco, Inc. Class A                                 11,550      74,036
      American Railcar Industries, Inc.                     121,307   8,423,558
#     American Science & Engineering, Inc.                    2,213     148,714
#*    American Superconductor Corp.                          54,350      69,568
*     American Woodmark Corp.                                 4,684     140,567
*     AMREP Corp.                                             7,243      39,474
#     Apogee Enterprises, Inc.                              141,135   4,483,859
      Applied Industrial Technologies, Inc.                  52,376   2,509,858
*     ARC Document Solutions, Inc.                          123,093     787,795
      ArcBest Corp.                                         152,757   6,021,681
      Argan, Inc.                                            14,857     397,722
#*    Arotech Corp.                                          11,970      41,536
#*    Ascent Solar Technologies, Inc.                        31,847      16,086
      Astec Industries, Inc.                                 79,925   3,193,004
#*    Atlas Air Worldwide Holdings, Inc.                    151,882   5,314,351
#*    Avalon Holdings Corp. Class A                           1,925       8,624
#*    Avis Budget Group, Inc.                               665,365  34,991,545
#     AZZ, Inc.                                              63,129   2,741,061
      Baltic Trading, Ltd.                                   54,155     324,388
      Barnes Group, Inc.                                    238,149   9,173,499
      Barrett Business Services, Inc.                        39,248   1,978,492
*     Beacon Roofing Supply, Inc.                           139,152   4,951,028
*     Blount International, Inc.                              9,261     103,445
#*    BlueLinx Holdings, Inc.                               217,402     284,797
      Brady Corp. Class A                                    84,723   2,185,006
*     Breeze-Eastern Corp.                                   37,653     372,765
#     Briggs & Stratton Corp.                               259,610   5,547,866
#     Brink's Co. (The)                                      79,590   2,024,770
*     CAI International, Inc.                                79,003   1,718,315
*     Casella Waste Systems, Inc. Class A                    58,272     297,187
#*    CBIZ, Inc.                                            192,442   1,649,228
      CDI Corp.                                             103,738   1,589,266
      Ceco Environmental Corp.                               34,172     542,993

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
    Celadon Group, Inc.                                     133,198 $ 3,064,886
    Chicago Rivet & Machine Co.                               2,310      89,513
    CIRCOR International, Inc.                               84,843   6,890,100
    CLARCOR, Inc.                                            10,632     614,104
*   Columbus McKinnon Corp.                                  95,290   2,524,232
    Comfort Systems USA, Inc.                               195,774   2,936,610
#   Compx International, Inc.                                 5,019      46,175
    Con-way, Inc.                                           130,909   5,561,014
#   Courier Corp.                                            52,547     763,508
    Covanta Holding Corp.                                   117,796   2,173,336
*   Covenant Transportation Group, Inc. Class A              41,614     426,543
#*  CPI Aerostructures, Inc.                                 30,852     415,576
*   CRA International, Inc.                                  46,319   1,008,365
*   CTPartners Executive Search, Inc.                         1,700      16,320
    Cubic Corp.                                              17,598     834,673
    Curtiss-Wright Corp.                                    255,204  16,317,744
*   DigitalGlobe, Inc.                                       70,561   2,101,307
    Douglas Dynamics, Inc.                                  100,626   1,697,561
*   Ducommun, Inc.                                           49,344   1,197,579
*   Dycom Industries, Inc.                                  145,296   4,562,294
#   Dynamic Materials Corp.                                  43,946     887,709
#*  Eagle Bulk Shipping, Inc.                                 3,852      11,248
    Eastern Co. (The)                                        10,824     182,817
#   Ecology and Environment, Inc. Class A                     8,425      80,796
    Encore Wire Corp.                                       110,081   5,364,247
#*  Energy Recovery, Inc.                                    67,980     347,378
#*  EnerNOC, Inc.                                           117,497   2,772,929
#   EnerSys, Inc.                                           132,748   8,971,110
#*  Engility Holdings, Inc.                                  34,799   1,518,628
#   Ennis, Inc.                                             141,695   2,119,757
#*  EnPro Industries, Inc.                                  110,538   7,871,411
    ESCO Technologies, Inc.                                  93,032   3,109,129
#   Espey Manufacturing & Electronics Corp.                   7,809     207,719
*   Esterline Technologies Corp.                            145,640  15,877,673
    Exelis, Inc.                                            209,072   3,876,195
*   Federal Signal Corp.                                    280,838   4,263,121
*   Franklin Covey Co.                                      119,121   2,414,583
#   FreightCar America, Inc.                                 60,137   1,579,198
#*  FTI Consulting, Inc.                                    189,885   6,513,055
#*  Fuel Tech, Inc.                                          57,322     349,091
*   Furmanite Corp.                                          91,429     958,176
    G&K Services, Inc. Class A                               95,020   5,030,359
#   GATX Corp.                                              229,076  15,034,258
#*  Genco Shipping & Trading, Ltd.                           17,729      29,253
*   Gencor Industries, Inc.                                  16,355     171,564
    Generac Holdings, Inc.                                      315      18,547
    General Cable Corp.                                     278,409   7,132,839
*   Genesee & Wyoming, Inc. Class A                          25,661   2,540,696
#*  Gibraltar Industries, Inc.                              145,546   2,485,926
#   Global Power Equipment Group, Inc.                        7,741     135,700
#*  Goldfield Corp. (The)                                    16,385      33,753
*   GP Strategies Corp.                                      86,740   2,279,527

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Industrials -- (Continued)
#*  GrafTech International, Ltd.                            217,239 $ 2,435,249
#   Granite Construction, Inc.                              192,577   7,198,528
#*  Great Lakes Dredge & Dock Corp.                         297,689   2,569,056
#*  Greenbrier Cos., Inc. (The)                             152,823   8,014,038
#   Griffon Corp.                                           279,210   2,970,794
*   H&E Equipment Services, Inc.                            142,208   5,482,118
    Hardinge, Inc.                                           51,860     692,850
#*  Hawaiian Holdings, Inc.                                 314,551   4,545,262
    Heidrick & Struggles International, Inc.                 81,043   1,527,661
*   Hill International, Inc.                                125,857     845,759
#   Houston Wire & Cable Co.                                133,594   1,664,581
*   Hub Group, Inc. Class A                                 117,679   5,254,367
*   Hudson Global, Inc.                                     125,898     446,938
    Hurco Cos., Inc.                                         34,584     922,009
*   Huron Consulting Group, Inc.                             54,028   3,846,794
    Hyster-Yale Materials Handling, Inc.                     62,641   6,037,966
*   ICF International, Inc.                                  70,707   2,755,452
#*  InnerWorkings, Inc.                                       8,228      59,242
#*  Innovative Solutions & Support, Inc.                     44,641     300,434
    Insteel Industries, Inc.                                 84,828   1,745,760
#*  Integrated Electrical Services, Inc.                     33,463     207,805
#   International Shipholding Corp.                          26,095     702,999
#   Intersections, Inc.                                      43,923     246,847
#*  JetBlue Airways Corp.                                 1,516,297  11,986,328
#   Joy Global, Inc.                                        161,221   9,734,524
    Kadant, Inc.                                             36,328   1,262,398
#   Kaman Corp.                                              38,140   1,600,736
    KBR, Inc.                                                64,661   1,640,450
#   Kelly Services, Inc. Class A                            168,394   3,546,378
*   Key Technology, Inc.                                     23,834     293,873
#   Kforce, Inc.                                              1,104      25,524
    Kimball International, Inc. Class B                     161,322   2,703,757
#   Knight Transportation, Inc.                             291,971   6,928,472
*   Korn/Ferry International                                198,545   5,767,732
#*  Kratos Defense & Security Solutions, Inc.               187,180   1,351,440
*   Lawson Products, Inc.                                    39,074     654,489
#*  Layne Christensen Co.                                    99,974   1,741,547
    LB Foster Co. Class A                                    42,690   2,021,371
#*  LMI Aerospace, Inc.                                      63,379     864,490
    LS Starrett Co. (The) Class A                            22,027     344,062
    LSI Industries, Inc.                                    107,928     821,332
*   Lydall, Inc.                                             82,151   1,923,155
    Manpowergroup, Inc.                                     112,752   9,171,248
#   Marten Transport, Ltd.                                  156,725   3,676,768
#*  MasTec, Inc.                                             75,048   2,970,400
    Mastech Holdings, Inc.                                    1,877      32,435
    Matson, Inc.                                            178,293   4,223,761
#   McGrath RentCorp                                         92,761   2,929,392
#*  Metalico, Inc.                                          234,285     360,799
*   Mfri, Inc.                                               27,948     304,354
#   Miller Industries, Inc.                                  63,420   1,228,445
*   Mistras Group, Inc.                                      16,683     378,871

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
#   Mobile Mini, Inc.                                       256,466 $11,330,668
*   Moog, Inc. Class A                                       58,798   3,848,329
*   MRC Global, Inc.                                            522      15,237
    Mueller Industries, Inc.                                229,178   6,632,411
    Mueller Water Products, Inc. Class A                    613,251   5,592,849
#   Multi-Color Corp.                                        45,197   1,575,115
*   MYR Group, Inc.                                         111,677   2,619,942
#   National Presto Industries, Inc.                          7,322     529,088
*   Navigant Consulting, Inc.                               179,143   3,009,602
#   NL Industries, Inc.                                      87,722     879,852
    NN, Inc.                                                 86,492   1,692,648
*   Northwest Pipe Co.                                       45,902   1,641,915
#*  Ocean Power Technologies, Inc.                           41,206     111,256
*   On Assignment, Inc.                                     178,163   6,235,705
*   Orbital Sciences Corp.                                  218,213   6,415,462
*   Orion Energy Systems, Inc.                               59,774     316,802
*   Orion Marine Group, Inc.                                 53,713     630,053
    Oshkosh Corp.                                           147,415   8,183,007
    Owens Corning                                           624,093  25,494,199
*   PAM Transportation Services, Inc.                        37,772     940,145
*   Park-Ohio Holdings Corp.                                    999      58,332
*   Patrick Industries, Inc.                                  9,440     378,261
#*  Patriot Transportation Holding, Inc.                      9,368     326,756
*   Pendrell Corp.                                           20,276      33,455
*   PGT, Inc.                                                81,174     807,681
#*  Pike Corp.                                              156,502   1,502,419
#*  PMFG, Inc.                                                1,946      11,034
    Powell Industries, Inc.                                  41,618   2,635,252
*   PowerSecure International, Inc.                          96,570   2,146,751
    Preformed Line Products Co.                              18,849   1,126,416
    Providence and Worcester Railroad Co.                     2,267      39,536
    Quad/Graphics, Inc.                                      34,794     753,290
    Quanex Building Products Corp.                          124,736   2,350,026
*   Quanta Services, Inc.                                   389,317  13,735,104
#*  RCM Technologies, Inc.                                   41,207     279,383
    Regal-Beloit Corp.                                       43,911   3,281,469
*   Republic Airways Holdings, Inc.                         242,281   2,013,355
    Resources Connection, Inc.                              122,511   1,667,375
#*  Roadrunner Transportation Systems, Inc.                  51,275   1,262,903
*   RPX Corp.                                                72,392   1,185,781
#*  Rush Enterprises, Inc. Class A                          139,034   4,462,991
#*  Rush Enterprises, Inc. Class B                            1,650      46,662
    Ryder System, Inc.                                      309,611  25,443,832
*   Saia, Inc.                                              130,975   5,392,241
    Schawk, Inc.                                             88,944   1,778,880
    SIFCO Industries, Inc.                                   15,111     496,396
    Simpson Manufacturing Co., Inc.                         122,152   4,005,364
    SkyWest, Inc.                                           255,435   2,963,046
*   SL Industries, Inc.                                      15,541     427,222
#*  SP Plus Corp.                                             2,787      68,059
*   Sparton Corp.                                            49,588   1,346,810
#*  Standard Register Co. (The)                              26,506     192,434

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Industrials -- (Continued)
    Standex International Corp.                             60,488 $  3,591,173
    Steelcase, Inc. Class A                                 88,597    1,460,079
#*  Sterling Construction Co., Inc.                         77,398      594,417
*   Supreme Industries, Inc. Class A                        15,449       87,596
#   Sypris Solutions, Inc.                                  30,619       92,776
#*  TAL International Group, Inc.                          216,260    9,121,847
*   Team, Inc.                                               5,846      250,735
#*  Tecumseh Products Co. Class A                           48,641      292,332
*   Tecumseh Products Co. Class B                            2,547       14,874
#   Terex Corp.                                            199,602    8,640,771
*   Tetra Tech, Inc.                                       210,822    6,044,267
#   Textainer Group Holdings, Ltd.                          10,689      420,078
*   Thermon Group Holdings, Inc.                            19,792      471,445
#   Titan International, Inc.                              167,087    2,925,693
#*  Titan Machinery, Inc.                                  121,425    2,141,937
#*  Transcat, Inc.                                           1,400       13,776
#*  TRC Cos., Inc.                                           9,700       57,521
*   Trimas Corp.                                             2,500       89,650
    Trinity Industries, Inc.                               485,295   36,426,243
*   Tutor Perini Corp.                                     226,228    6,696,349
#   Twin Disc, Inc.                                         46,249    1,337,984
*   Ultralife Corp.                                         84,726      305,014
    UniFirst Corp.                                          76,293    7,342,438
#   United Stationers, Inc.                                144,267    5,414,341
    Universal Forest Products, Inc.                         93,810    4,736,467
*   Universal Security Instruments, Inc.                     1,053        4,423
#   Universal Truckload Services, Inc.                      10,651      262,654
#   URS Corp.                                              366,165   17,253,695
#*  USA Truck, Inc.                                         51,322      855,025
#   UTi Worldwide, Inc.                                    188,803    1,848,381
#   Valmont Industries, Inc.                                36,211    5,392,180
*   Versar, Inc.                                            35,947      138,755
    Viad Corp.                                             100,377    2,313,690
*   Virco Manufacturing Corp.                               19,199       42,142
*   Volt Information Sciences, Inc.                         55,204      440,528
#   VSE Corp.                                                9,098      568,352
#*  Wabash National Corp.                                   20,906      279,304
    Watts Water Technologies, Inc. Class A                 144,348    7,679,314
#   Werner Enterprises, Inc.                               199,092    5,096,755
*   Wesco Aircraft Holdings, Inc.                          135,795    2,751,207
*   Willdan Group, Inc.                                      3,123       14,584
*   Willis Lease Finance Corp.                              12,818      258,411
    Woodward, Inc.                                          20,739      929,729
#*  XPO Logistics, Inc.                                     87,473    2,374,017
                                                                   ------------
Total Industrials                                                   840,938,993
                                                                   ------------
Information Technology -- (12.3%)
*   Actuate Corp.                                            1,900       10,697
*   Acxiom Corp.                                           117,570    3,320,177
*   ADDvantage Technologies Group, Inc.                      4,567       15,345
#   ADTRAN, Inc.                                            74,985    1,681,914
*   Advanced Energy Industries, Inc.                       217,892    4,767,477

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
*   Aeroflex Holding Corp.                                  117,613 $   899,739
*   Agilysys, Inc.                                           89,456   1,121,778
*   Alpha & Omega Semiconductor, Ltd.                        28,505     205,236
#*  Amkor Technology, Inc.                                  397,449   3,159,720
*   Amtech Systems, Inc.                                     50,698     433,468
#*  ANADIGICS, Inc.                                         247,601     309,501
*   AOL, Inc.                                               435,272  18,633,994
*   ARRIS Group, Inc.                                       548,984  14,322,993
*   Arrow Electronics, Inc.                                 510,838  28,990,056
    Astro-Med, Inc.                                          22,284     280,110
#*  Aviat Networks, Inc.                                    254,758     384,685
#*  Avid Technology, Inc.                                   177,859   1,342,835
    Avnet, Inc.                                             659,675  28,451,783
    AVX Corp.                                               496,141   6,623,482
#*  Aware, Inc.                                              55,296     306,340
*   Axcelis Technologies, Inc.                              189,435     339,089
*   AXT, Inc.                                               186,167     402,121
*   Bankrate, Inc.                                          167,612   2,936,562
    Bel Fuse, Inc. Class A                                    1,820      37,055
    Bel Fuse, Inc. Class B                                   46,351   1,008,598
*   Benchmark Electronics, Inc.                             298,403   6,916,982
    Black Box Corp.                                          82,688   1,757,947
#*  Blucora, Inc.                                           226,372   4,357,661
#*  BroadVision, Inc.                                        22,469     222,892
*   Brocade Communications Systems, Inc.                  1,885,092  17,550,207
    Brooks Automation, Inc.                                 310,373   3,175,116
*   Bsquare Corp.                                            18,261      58,435
*   BTU International, Inc.                                  17,003      49,819
#*  CACI International, Inc. Class A                        140,211   9,765,696
#*  Calix, Inc.                                             202,390   1,783,056
*   Cascade Microtech, Inc.                                  44,792     478,379
#*  Ceva, Inc.                                               16,266     263,997
*   Checkpoint Systems, Inc.                                166,623   2,127,776
*   CIBER, Inc.                                             350,209   1,512,903
#*  Cirrus Logic, Inc.                                       47,604   1,061,569
*   Coherent, Inc.                                           86,425   5,160,437
#   Cohu, Inc.                                              106,665   1,098,650
#   Communications Systems, Inc.                             39,335     475,560
    Computer Task Group, Inc.                                 2,165      34,229
    Compuware Corp.                                         145,522   1,507,608
#   Comtech Telecommunications Corp.                        123,702   3,927,538
    Concurrent Computer Corp.                                41,378     347,161
#   Convergys Corp.                                         590,305  12,715,170
*   CoreLogic, Inc.                                         251,499   7,049,517
#*  Cray, Inc.                                              106,678   3,062,725
#*  Cree, Inc.                                               26,662   1,257,647
    CSG Systems International, Inc.                         118,892   3,133,993
    CTS Corp.                                               162,305   2,887,406
#*  CyberOptics Corp.                                        23,180     174,314
    Daktronics, Inc.                                         39,840     518,717
#*  Datalink Corp.                                           73,719     946,552
*   Dealertrack Technologies, Inc.                           89,054   4,068,877

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
#*  Demand Media, Inc.                                       13,232 $    55,045
*   Digi International, Inc.                                125,500   1,111,930
#   Digimarc Corp.                                            3,527     116,462
*   Digital River, Inc.                                     107,875   1,649,409
*   Diodes, Inc.                                             74,131   1,954,834
*   DSP Group, Inc.                                         113,470     903,221
    DST Systems, Inc.                                         4,618     425,733
#*  DTS, Inc.                                                 7,392     137,565
    EarthLink Holdings Corp.                                552,396   1,883,670
#*  Eastman Kodak Co.                                         2,349      70,165
*   EchoStar Corp. Class A                                  180,895   8,133,039
*   Edgewater Technology, Inc.                               32,647     231,141
#   Electro Rent Corp.                                      121,380   1,960,287
    Electro Scientific Industries, Inc.                     134,250   1,138,440
*   Electronics for Imaging, Inc.                           235,046   8,882,388
#*  Emcore Corp.                                             17,043      82,318
*   Emulex Corp.                                            367,715   2,629,162
*   Entegris, Inc.                                          447,180   4,959,226
#*  Entropic Communications, Inc.                           267,467     986,953
    EPIQ Systems, Inc.                                      146,733   1,876,715
*   ePlus, Inc.                                              38,437   1,923,387
#*  Euronet Worldwide, Inc.                                 125,315   5,763,237
*   Exar Corp.                                              227,216   2,458,477
*   Extreme Networks, Inc.                                  388,995   2,225,051
*   Fabrinet                                                 93,222   2,013,595
#*  Fairchild Semiconductor International, Inc.             720,838   9,176,268
#*  FARO Technologies, Inc.                                  48,176   1,922,222
#*  Finisar Corp.                                           346,274   9,055,065
#*  First Solar, Inc.                                       629,345  42,474,494
*   FormFactor, Inc.                                        255,570   1,469,527
*   Frequency Electronics, Inc.                              29,641     315,825
*   Global Cash Access Holdings, Inc.                       103,886     685,648
*   GSE Systems, Inc.                                        70,034     122,560
*   GSI Group, Inc.                                          28,531     346,366
#*  GSI Technology, Inc.                                    119,649     759,771
    Hackett Group, Inc. (The)                               179,152   1,074,912
*   Harmonic, Inc.                                          473,996   3,332,192
#*  Hutchinson Technology, Inc.                              88,159     245,082
#*  ID Systems, Inc.                                         56,513     318,168
#*  Identive Group, Inc.                                     23,553      20,020
#*  IEC Electronics Corp.                                     8,769      39,022
*   II-VI, Inc.                                               8,192     117,965
*   Ikanos Communications, Inc.                              49,085      29,206
*   Imation Corp.                                           171,828     742,297
#*  Infinera Corp.                                           66,130     592,525
*   Ingram Micro, Inc. Class A                              789,039  21,272,491
*   Innodata, Inc.                                            4,088      13,777
*   Inphi Corp.                                              17,230     254,832
*   Insight Enterprises, Inc.                               219,712   5,738,877
*   Integrated Device Technology, Inc.                      457,074   5,334,054
*   Integrated Silicon Solution, Inc.                       138,479   2,002,406
#*  Internap Network Services Corp.                         336,121   2,258,733

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
*   International Rectifier Corp.                           389,755 $10,149,220
#*  Interphase Corp.                                         27,282     148,687
    Intersil Corp. Class A                                  726,674   8,967,157
*   inTEST Corp.                                              2,679      11,064
*   Intevac, Inc.                                           102,204     822,742
*   IntraLinks Holdings, Inc.                                67,083     613,809
#*  IntriCon Corp.                                           10,021      66,239
*   Iteris, Inc.                                             16,517      32,043
#*  Itron, Inc.                                              80,913   3,074,694
    IXYS Corp.                                              143,506   1,548,430
    Jabil Circuit, Inc.                                       7,710     133,075
#*  Kemet Corp.                                             118,181     592,087
*   Key Tronic Corp.                                         56,373     590,789
#*  Kopin Corp.                                             235,036     766,217
*   Kulicke & Soffa Industries, Inc.                        399,262   5,873,144
*   KVH Industries, Inc.                                    116,478   1,573,618
*   Lattice Semiconductor Corp.                             458,413   3,859,837
#   Leidos Holdings, Inc.                                     8,500     316,540
#   Lexmark International, Inc. Class A                     270,066  11,612,838
#*  Limelight Networks, Inc.                                193,548     400,644
*   LoJack Corp.                                             32,631     185,018
*   LTX-Credence Corp.                                      195,071   1,878,534
*   Magnachip Semiconductor Corp.                           133,061   1,862,854
#   ManTech International Corp. Class A                     110,545   3,297,557
#   Marchex, Inc. Class B                                   111,980   1,035,815
    Marvell Technology Group, Ltd.                        1,758,707  27,893,093
*   Mattson Technology, Inc.                                 40,656      80,905
#*  Maxwell Technologies, Inc.                               69,290   1,043,507
#*  Measurement Specialties, Inc.                            72,425   4,660,549
    Mentor Graphics Corp.                                   375,869   7,780,488
*   Mercury Systems, Inc.                                   108,387   1,513,083
    Methode Electronics, Inc.                               235,004   6,519,011
    Micrel, Inc.                                             21,313     212,277
*   Microsemi Corp.                                         247,174   5,813,532
    MKS Instruments, Inc.                                   288,661   8,125,807
#   MOCON, Inc.                                               2,300      36,754
#*  ModusLink Global Solutions, Inc.                        170,782     689,959
*   Monster Worldwide, Inc.                                 304,331   2,096,841
#*  MoSys, Inc.                                              24,296      94,997
*   Multi-Fineline Electronix, Inc.                          84,449   1,045,479
#*  Nanometrics, Inc.                                        55,388     900,609
*   NAPCO Security Technologies, Inc.                        33,409     195,109
*   NCI, Inc. Class A                                         3,439      34,287
#*  NeoPhotonics Corp.                                       11,456      66,101
#*  NETGEAR, Inc.                                            35,251   1,138,607
*   Newport Corp.                                           192,338   3,592,874
#*  Novatel Wireless, Inc.                                  117,883     213,368
*   Oclaro, Inc.                                            198,548     675,063
*   OmniVision Technologies, Inc.                           357,023   6,972,659
*   ON Semiconductor Corp.                                  104,940     987,485
*   Oplink Communications, Inc.                             116,079   1,989,594
    Optical Cable Corp.                                      28,064     106,363

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
*   PAR Technology Corp.                                     55,165 $   266,447
#   Park Electrochemical Corp.                               45,299   1,207,671
#   PC Connection, Inc.                                     116,384   2,328,844
    PC-Tel, Inc.                                             40,760     336,270
*   PCM, Inc.                                                51,256     534,088
*   PDF Solutions, Inc.                                       8,650     162,361
#   Perceptron, Inc.                                         40,400     476,720
*   Perficient, Inc.                                        174,093   3,180,679
*   Pericom Semiconductor Corp.                             123,556     997,097
#*  Photronics, Inc.                                        311,067   2,700,062
#*  Planar Systems, Inc.                                     54,660     120,252
    Plantronics, Inc.                                         7,297     317,930
*   Plexus Corp.                                             90,714   3,802,731
*   PLX Technology, Inc.                                     46,795     271,411
*   PMC-Sierra, Inc.                                        865,801   5,922,079
*   Polycom, Inc.                                           428,464   5,270,107
*   PRGX Global, Inc.                                         6,254      40,213
#*  Procera Networks, Inc.                                    6,813      63,088
*   Progress Software Corp.                                 102,777   2,205,594
*   QLogic Corp.                                            161,607   1,871,409
*   Qualstar Corp.                                           33,400      50,434
*   QuinStreet, Inc.                                         36,950     225,395
*   Qumu Corp.                                               42,582     572,728
#*  Radisys Corp.                                           121,573     389,034
*   RealNetworks, Inc.                                      146,420   1,104,007
#*  Reis, Inc.                                               44,432     731,351
*   Relm Wireless Corp.                                       2,200       7,084
#   RF Industries, Ltd.                                      30,109     183,966
*   RF Micro Devices, Inc.                                  102,140     862,062
    Richardson Electronics, Ltd.                             77,071     772,251
#*  Rofin-Sinar Technologies, Inc.                           41,089     912,176
*   Rogers Corp.                                             36,098   2,166,602
*   Rosetta Stone, Inc.                                      59,134     704,286
*   Rovi Corp.                                              238,293   5,311,551
#*  Rubicon Technology, Inc.                                 53,423     541,175
*   Rudolph Technologies, Inc.                              170,691   1,554,995
#*  Sanmina Corp.                                           415,810   8,420,152
*   ScanSource, Inc.                                         77,969   2,994,789
*   Seachange International, Inc.                           181,554   1,701,161
*   Selectica, Inc.                                             916       5,450
*   ShoreTel, Inc.                                           97,043     732,675
*   Sigma Designs, Inc.                                     157,798     594,898
*   Silicon Image, Inc.                                     242,305   1,359,331
*   Smith Micro Software, Inc.                               87,329     144,966
#*  SMTC Corp.                                               30,286      46,338
*   Sonus Networks, Inc.                                    609,161   1,991,956
*   Spansion, Inc. Class A                                  141,425   2,521,608
#*  Speed Commerce, Inc.                                      3,267      10,781
*   StarTek, Inc.                                            58,117     403,913
#*  SunEdison, Inc.                                         627,039  12,057,960
#*  SunPower Corp.                                          314,405  10,507,415
*   Super Micro Computer, Inc.                              123,859   2,521,769

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Information Technology -- (Continued)
*   support.com, Inc.                                      150,980 $    372,921
*   Sykes Enterprises, Inc.                                190,811    3,776,150
*   SYNNEX Corp.                                           196,018   13,207,693
*   Take-Two Interactive Software, Inc.                    183,479    3,739,302
*   Tech Data Corp.                                        261,278   16,327,262
*   TeleCommunication Systems, Inc. Class A                254,011      647,728
*   Telenav, Inc.                                           28,558      175,061
*   TeleTech Holdings, Inc.                                  9,686      233,723
#   Tessco Technologies, Inc.                               39,695    1,305,569
    Tessera Technologies, Inc.                             240,446    5,272,981
    TheStreet, Inc.                                        103,777      266,707
*   Trio Tech International                                    979        3,079
*   TriQuint Semiconductor, Inc.                           976,471   13,846,359
#*  TTM Technologies, Inc.                                 291,340    2,298,673
*   Ultra Clean Holdings, Inc.                              85,782      730,863
    United Online, Inc.                                     89,716    1,063,135
#*  UTStarcom Holdings Corp.                                17,484       54,026
#*  Veeco Instruments, Inc.                                101,930    3,768,352
*   VeriFone Systems, Inc.                                  63,000    2,106,720
#*  Viasystems Group, Inc.                                 113,088    1,359,318
*   Vicon Industries, Inc.                                  22,202       64,830
*   Video Display Corp.                                     10,067       34,932
*   Virtusa Corp.                                          113,124    3,729,698
#   Vishay Intertechnology, Inc.                           754,072   10,722,904
*   Vishay Precision Group, Inc.                            54,769      888,901
#*  Vocus, Inc.                                             14,034      252,331
    Wayside Technology Group, Inc.                           7,339      118,598
#*  WebMD Health Corp.                                      24,300    1,071,387
#*  Westell Technologies, Inc. Class A                     113,872      371,223
*   XO Group, Inc.                                         136,025    1,444,585
*   Zygo Corp.                                              74,649    1,436,247
#*  Zynga, Inc. Class A                                  1,651,319    6,687,842
                                                                   ------------
Total Information Technology                                        718,168,511
                                                                   ------------
Materials -- (6.7%)
    A Schulman, Inc.                                       147,127    5,284,802
    Allegheny Technologies, Inc.                           236,339    9,737,167
#*  Allied Nevada Gold Corp.                                27,900       94,581
#*  AM Castle & Co.                                        109,790    1,348,221
    AMCOL International Corp.                                6,071      278,355
#   American Vanguard Corp.                                 14,709      261,967
#   Ampco-Pittsburgh Corp.                                  32,333      647,630
#*  Arabian American Development Co.                         9,705      106,076
    Ashland, Inc.                                           61,660    5,956,356
#   Axiall Corp.                                           132,689    6,183,307
    Bemis Co., Inc.                                        103,693    4,172,606
*   Boise Cascade Co.                                       28,755      719,450
    Cabot Corp.                                             36,319    2,099,238
*   Calgon Carbon Corp.                                     89,711    1,796,911
#*  Century Aluminum Co.                                   454,590    6,250,613
#   Chase Corp.                                             23,780      740,509
#*  Chemtura Corp.                                         321,090    7,160,307

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Materials -- (Continued)
*   Clearwater Paper Corp.                                   59,174 $ 3,632,692
#   Cliffs Natural Resources, Inc.                          815,442  14,449,632
#*  Codexis, Inc.                                             3,757       6,387
*   Coeur Mining, Inc.                                      448,217   3,881,559
    Commercial Metals Co.                                   668,655  12,838,176
*   Continental Materials Corp.                                 125       2,313
*   Core Molding Technologies, Inc.                          31,258     375,409
    Domtar Corp.                                            183,622  17,142,950
*   Ferro Corp.                                             280,018   3,634,634
    Friedman Industries, Inc.                                32,585     279,579
#   FutureFuel Corp.                                        107,628   2,160,094
#*  General Moly, Inc.                                        7,700       8,470
    Globe Specialty Metals, Inc.                             19,309     374,208
#*  Golden Minerals Co.                                      13,557       9,490
*   Graphic Packaging Holding Co.                           312,790   3,209,225
    Greif, Inc. Class A                                         520      28,179
#   Hawkins, Inc.                                               229       8,290
#   Haynes International, Inc.                               36,599   1,941,577
    HB Fuller Co.                                           159,859   7,406,267
#   Hecla Mining Co.                                        536,703   1,647,678
#*  Horsehead Holding Corp.                                 224,841   3,505,271
    Huntsman Corp.                                          531,378  13,311,019
    Innophos Holdings, Inc.                                  40,311   2,275,153
    Innospec, Inc.                                           13,198     568,306
#*  Intrepid Potash, Inc.                                    61,541   1,003,118
#   Kaiser Aluminum Corp.                                    97,047   6,832,109
*   KapStone Paper and Packaging Corp.                      500,280  13,197,386
#   KMG Chemicals, Inc.                                      28,353     442,590
*   Kraton Performance Polymers, Inc.                        84,875   2,210,994
#*  Landec Corp.                                            140,041   1,660,886
#*  Louisiana-Pacific Corp.                                 417,742   6,846,791
*   LSB Industries, Inc.                                     56,351   2,152,045
    Materion Corp.                                          100,067   3,367,255
#*  McEwen Mining, Inc.                                     397,880     954,912
    MeadWestvaco Corp.                                      369,223  14,425,543
*   Mercer International, Inc.                              217,426   1,800,287
    Minerals Technologies, Inc.                             137,102   8,156,198
    Myers Industries, Inc.                                  190,557   3,563,416
    Neenah Paper, Inc.                                       77,971   3,927,399
    Noranda Aluminum Holding Corp.                           58,813     208,786
#*  Northern Technologies International Corp.                 6,949     146,971
#   Olin Corp.                                              317,116   8,910,960
    Olympic Steel, Inc.                                      56,163   1,480,457
#   OM Group, Inc.                                          160,504   4,701,162
*   OMNOVA Solutions, Inc.                                   41,268     376,364
*   Penford Corp.                                            52,958     667,271
    PH Glatfelter Co.                                       240,760   6,144,195
    PolyOne Corp.                                            25,154     942,520
    Reliance Steel & Aluminum Co.                           417,707  29,582,010
*   Resolute Forest Products, Inc.                          111,427   1,987,858
    Rock-Tenn Co. Class A                                   176,292  16,855,278
#   Royal Gold, Inc.                                         63,493   4,203,237

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Materials -- (Continued)
*      RTI International Metals, Inc.                      173,122 $  4,875,116
#      Schnitzer Steel Industries, Inc. Class A            147,214    4,132,297
       Sensient Technologies Corp.                         180,267    9,743,431
       Sonoco Products Co.                                 116,619    4,907,328
       Steel Dynamics, Inc.                                945,483   17,273,974
       Stepan Co.                                            7,851      454,023
#*     Stillwater Mining Co.                               553,901    8,740,558
*      SunCoke Energy, Inc.                                269,295    5,620,187
       Synalloy Corp.                                       12,873      199,532
#*     Texas Industries, Inc.                              121,280   10,514,976
       Tredegar Corp.                                       21,600      449,496
#      Tronox, Ltd. Class A                                 82,963    2,032,594
#      United States Lime & Minerals, Inc.                   9,565      517,084
#      United States Steel Corp.                           741,765   19,300,725
*      Universal Stainless & Alloy Products, Inc.           35,038    1,257,514
       Vulcan Materials Co.                                 13,331      860,249
#      Walter Energy, Inc.                                  22,100      159,120
#      Wausau Paper Corp.                                  180,883    2,163,361
       Westlake Chemical Corp.                              47,053    3,350,174
       Worthington Industries, Inc.                         54,132    1,992,058
#      Zep, Inc.                                            17,667      305,462
                                                                   ------------
Total Materials                                                     391,131,911
                                                                   ------------
Other -- (0.0%)
(o)*   FRD Acquisition Co. Escrow Shares                    55,628           --
(o)#*  Gerber Scientific, Inc. Escrow Shares               137,957           --
                                                                   ------------
Total Other                                                                  --
                                                                   ------------
Real Estate Investment Trusts -- (0.1%)
       Geo Group, Inc. (The)                               103,102    3,457,010
                                                                   ------------
Telecommunication Services -- (1.1%)
#      Alteva                                               10,169       61,522
       Atlantic Tele-Network, Inc.                          14,904      881,870
*      Cbeyond, Inc.                                        45,815      453,110
#      Frontier Communications Corp.                     2,373,164   14,120,326
*      General Communication, Inc. Class A                 259,590    2,710,120
#*     Hawaiian Telcom Holdco, Inc.                          2,948       78,476
#      HC2 Holdings, Inc.                                    3,166       12,442
#      HickoryTech Corp.                                    51,639      612,955
       IDT Corp. Class B                                    61,175      969,012
       Inteliquent, Inc.                                   182,031    2,482,903
#*     Iridium Communications, Inc.                        320,634    2,138,629
       Lumos Networks Corp.                                  4,260       56,275
#*     NII Holdings, Inc.                                   68,368       58,790
*      ORBCOMM, Inc.                                       193,350    1,212,304
#*     Premiere Global Services, Inc.                      222,706    2,832,820
#      Shenandoah Telecommunications Co.                    43,276    1,213,026
#*     Straight Path Communications, Inc. Class B           28,787      201,509
*      T-Mobile US, Inc.                                   216,214    6,332,908
       Telephone & Data Systems, Inc.                      429,082   11,666,740
       United States Cellular Corp.                        102,697    4,266,033

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                       SHARES        VALUE+
                                                      ---------- --------------
Telecommunication Services -- (Continued)
       USA Mobility, Inc.                                 96,088 $    1,645,987
*      Vonage Holdings Corp.                             797,601      3,062,788
#      Windstream Holdings, Inc.                         625,059      5,669,285
                                                                 --------------
Total Telecommunication Services                                     62,739,830
                                                                 --------------
Utilities -- (0.5%)
#      Consolidated Water Co., Ltd.                       32,635        379,219
#*     Dynegy, Inc.                                       47,106      1,340,166
#*     Genie Energy, Ltd. Class B                         77,586        628,446
#      Ormat Technologies, Inc.                          114,126      3,044,882
       SJW Corp.                                          40,237      1,095,653
       UGI Corp.                                         449,464     20,985,474
                                                                 --------------
Total Utilities                                                      27,473,840
                                                                 --------------
TOTAL COMMON STOCKS                                               4,945,500,541
                                                                 --------------
RIGHTS/WARRANTS -- (0.0%)
(o)*   Capital Bank Corp. Contingent Value Rights            200             --
(o)*   Leap Wireless International, Inc. Contingent
         Value Rights                                    270,907        682,686
(o)#*  Magnum Hunter Resources Corp. Warrants
         04/15/16                                         50,591             --
(o)#*  PhotoMedex, Inc. Contingent Value Warrants
         12/13/14                                          1,528             --
                                                                 --------------
TOTAL RIGHTS/WARRANTS                                                   682,686
                                                                 --------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
       State Street Institutional Liquid Reserves,
         0.074%                                       15,510,701     15,510,701
                                                                 --------------

                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)
                                                      ----------
SECURITIES LENDING COLLATERAL -- (14.9%)
(S)@   DFA Short Term Investment Fund                 74,872,147    866,270,744
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $4,310,166,489)              $5,827,964,672
                                                                 ==============

U.S. TARGETED VALUE PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                             --------------------------------------------------
                                LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                             -------------- ------------ ------- --------------
Common Stocks
   Consumer Discretionary    $  658,074,122 $     33,338   --    $  658,107,460
   Consumer Staples             161,380,997           --   --       161,380,997
   Energy                       542,918,719           --   --       542,918,719
   Financials                 1,226,962,595        7,512   --     1,226,970,107
   Health Care                  312,001,682      211,481   --       312,213,163
   Industrials                  840,937,331        1,662   --       840,938,993
   Information Technology       718,168,511           --   --       718,168,511
   Materials                    391,131,911           --   --       391,131,911
   Other                                 --           --   --                --
   Real Estate Investment
     Trusts                       3,457,010           --   --         3,457,010
   Telecommunication
     Services                    62,739,830           --   --        62,739,830
   Utilities                     27,473,840           --   --        27,473,840
Rights/Warrants                          --      682,686   --           682,686
Temporary Cash Investments       15,510,701           --   --        15,510,701
Securities Lending
  Collateral                             --  866,270,744   --       866,270,744
                             -------------- ------------   --    --------------
TOTAL                        $4,960,757,249 $867,207,423   --    $5,827,964,672
                             ============== ============   ==    ==============

                        U.S. SMALL CAP VALUE PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                           SHARES     VALUE+
                                                          --------- -----------
COMMON STOCKS -- (83.9%)

Consumer Discretionary -- (12.3%)
*   1-800-Flowers.com, Inc. Class A                         213,842 $ 1,165,439
#   Aaron's, Inc.                                           563,911  16,618,457
#   Abercrombie & Fitch Co. Class A                         823,524  30,272,742
#   AH Belo Corp. Class A                                   239,077   2,751,776
#*  ALCO Stores, Inc.                                        98,216     990,999
*   Ambassadors Group, Inc.                                   6,586      27,925
    AMCON Distributing Co.                                    3,567     287,001
#   American Eagle Outfitters, Inc.                         805,165   9,307,707
*   Ascena Retail Group, Inc.                               334,940   5,760,968
#*  Ascent Capital Group, Inc. Class A                      105,902   7,282,881
*   Ballantyne Strong, Inc.                                 315,943   1,428,062
#*  Barnes & Noble, Inc.                                  1,577,178  25,865,719
#   Bassett Furniture Industries, Inc.                      200,365   2,763,033
#   Beasley Broadcasting Group, Inc. Class A                 75,568     581,874
#   bebe stores, Inc.                                       319,937   1,615,682
#   Big 5 Sporting Goods Corp.                               63,221     771,928
*   Biglari Holdings, Inc.                                   26,626  11,423,087
#*  BJ's Restaurants, Inc.                                   33,564     958,252
#*  Black Diamond, Inc.                                     335,769   3,743,824
#   Bob Evans Farms, Inc.                                   340,620  15,964,859
#*  Body Central Corp.                                      112,234     116,723
#*  Books-A-Million, Inc.                                   322,657     761,471
#*  Boyd Gaming Corp.                                       422,688   4,996,172
#*  Bridgepoint Education, Inc.                              83,028   1,315,994
    Brown Shoe Co., Inc.                                    499,092  11,773,580
*   Build-A-Bear Workshop, Inc.                             509,189   5,713,101
#*  Cabela's, Inc.                                          345,541  22,670,945
#*  Cache, Inc.                                             451,798   1,201,783
#   Callaway Golf Co.                                     2,093,614  18,235,378
*   Cambium Learning Group, Inc.                            218,576     489,610
*   Canterbury Park Holding Corp.                            16,406     184,567
*   Career Education Corp.                                  350,459   2,530,314
    Carriage Services, Inc.                                 367,201   5,908,264
*   Carrols Restaurant Group, Inc.                            7,357      49,365
*   Cavco Industries, Inc.                                   30,342   2,365,159
#*  Central European Media Enterprises, Ltd. Class A         58,733     160,928
#*  Charles & Colvard, Ltd.                                  19,136      41,525
#   Children's Place Retail Stores, Inc. (The)              237,744  11,411,712
*   Christopher & Banks Corp.                               357,867   2,233,090
    Churchill Downs, Inc.                                     2,204     193,577
*   Citi Trends, Inc.                                        72,319   1,228,700
*   Coast Distribution System, Inc. (The)                    92,516     296,051
#*  Cobra Electronics Corp.                                 176,106     581,150
#   Collectors Universe, Inc.                                21,749     510,667
#*  Conn's, Inc.                                            611,963  27,067,123
    Core-Mark Holding Co., Inc.                             289,967  23,353,942
#*  Corinthian Colleges, Inc.                               680,515     782,592
*   Crocs, Inc.                                              63,717     964,038
#*  Crown Media Holdings, Inc. Class A                      228,048     816,412
    CSS Industries, Inc.                                    259,352   6,216,667
    Culp, Inc.                                               26,354     475,690

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Consumer Discretionary -- (Continued)
*      Cumulus Media, Inc. Class A                        1,350,666 $ 8,657,769
#*     dELiA*s, Inc.                                        271,854     229,717
#*     Delta Apparel, Inc.                                  188,208   2,866,408
       Destination Maternity Corp.                          115,942   2,859,130
#*     Destination XL Group, Inc.                            34,779     187,807
#      DeVry Education Group, Inc.                          889,844  40,069,675
       Dillard's, Inc. Class A                               73,088   7,157,508
*      Dixie Group, Inc. (The)                              293,970   4,430,128
#*     Dorman Products, Inc.                                471,467  27,132,926
#*     Dover Downs Gaming & Entertainment, Inc.             136,501     197,926
       Dover Motorsports, Inc.                              319,398     747,391
#*     DreamWorks Animation SKG, Inc. Class A               684,061  16,437,986
#*     Education Management Corp.                            13,591      53,956
#      Educational Development Corp.                          1,000       3,880
#*     ELXSI Corp.                                            8,249      80,222
#*     Emerson Radio Corp.                                  156,037     316,755
*      Emmis Communications Corp. Class A                   353,768   1,142,671
#*     Entercom Communications Corp. Class A                 63,248     683,078
#      Escalade, Inc.                                         4,453      65,548
#*     EW Scripps Co. Class A                             1,289,837  22,094,908
(o)#*  FAB Universal Corp.                                    5,333      12,282
#*     Federal-Mogul Holdings Corp.                         415,593   7,156,511
#*     Flanigan's Enterprises, Inc.                           4,740      66,123
#      Flexsteel Industries, Inc.                           196,868   6,756,510
#      Fred's, Inc. Class A                               1,069,088  19,478,783
       Frisch's Restaurants, Inc.                            49,454   1,171,071
#*     FTD Cos., Inc.                                       348,882  10,585,080
#*     Fuel Systems Solutions, Inc.                         165,969   1,739,355
#*     Full House Resorts, Inc.                             121,199     241,792
*      Gaiam, Inc. Class A                                   92,238     680,716
#*     Gaming Partners International Corp.                   44,581     376,709
*      Geeknet, Inc.                                         61,724     913,515
#*     Genesco, Inc.                                          5,144     392,847
#*     Gray Television, Inc.                              1,312,014  14,760,157
#*     Gray Television, Inc. Class A                         23,767     219,964
#      Group 1 Automotive, Inc.                             556,954  40,173,092
*      Hallwood Group, Inc. (The)                             4,538      55,636
#      Harte-Hanks, Inc.                                    362,848   2,917,298
#*     Hastings Entertainment, Inc.                         298,504     880,587
       Haverty Furniture Cos., Inc.                         522,626  13,347,868
#      Haverty Furniture Cos., Inc. Class A                   5,701     145,832
*      Helen of Troy, Ltd.                                  842,455  52,821,928
#*     hhgregg, Inc.                                         51,621     444,973
*      Hollywood Media Corp.                                447,988     559,985
#      Hooker Furniture Corp.                               253,794   3,515,047
#*     Iconix Brand Group, Inc.                           2,048,461  87,059,592
#      International Speedway Corp. Class A                 759,713  23,885,377
#*     Isle of Capri Casinos, Inc.                          509,303   3,463,260
*      Jaclyn, Inc.                                          40,909     245,454
#      JAKKS Pacific, Inc.                                  692,157   6,063,295
#      Johnson Outdoors, Inc. Class A                       207,794   4,349,128
*      Journal Communications, Inc. Class A                 728,783   5,844,840

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Consumer Discretionary -- (Continued)
#*  K12, Inc.                                                80,906 $ 1,915,854
*   Kona Grill, Inc.                                         74,031   1,736,027
    La-Z-Boy, Inc.                                          273,164   6,618,764
#*  Lakeland Industries, Inc.                               141,538   1,004,920
#*  Lee Enterprises, Inc.                                   107,038     430,293
#*  Libbey, Inc.                                            337,773   9,008,406
*   Liberty Media Corp. Class B                               2,215     277,861
#*  Life Time Fitness, Inc.                                 377,589  18,124,272
    Lifetime Brands, Inc.                                   352,718   6,736,914
*   LIN Media LLC Class A                                   240,316   5,630,604
#   Lincoln Educational Services Corp.                       33,307     135,893
    Lithia Motors, Inc. Class A                             195,321  14,508,444
*   Live Nation Entertainment, Inc.                       2,763,163  57,694,843
*   Loral Space & Communications, Inc.                       86,706   6,241,965
#*  Luby's, Inc.                                            481,887   2,611,828
#*  M/I Homes, Inc.                                         318,396   7,090,679
#   Marcus Corp. (The)                                      562,220   9,405,941
#*  MarineMax, Inc.                                         632,180  10,152,811
*   Marriott Vacations Worldwide Corp.                      618,412  33,691,086
#   Matthews International Corp. Class A                     15,237     614,813
#*  McClatchy Co. (The) Class A                           1,241,657   6,804,280
    McRae Industries, Inc. Class A                           30,453     892,273
#   MDC Holdings, Inc.                                      774,315  21,371,094
#*  Media General, Inc. Class A                             396,500   6,074,380
    Men's Wearhouse, Inc. (The)                              39,170   1,855,875
#   Meredith Corp.                                          128,673   5,670,619
*   Meritage Homes Corp.                                     29,738   1,147,292
#*  Modine Manufacturing Co.                                 78,941   1,300,948
#*  Monarch Casino & Resort, Inc.                            10,218     163,897
#*  Motorcar Parts of America, Inc.                          82,164   2,254,580
    Movado Group, Inc.                                      433,624  17,032,751
#*  MTR Gaming Group, Inc.                                  287,975   1,457,153
    NACCO Industries, Inc. Class A                          151,042   8,094,341
    National CineMedia, Inc.                                 24,440     371,244
#*  Nautilus, Inc.                                           23,985     199,795
#*  Nevada Gold & Casinos, Inc.                             130,600     150,190
*   New York & Co., Inc.                                    165,919     695,201
#   Nexstar Broadcasting Group, Inc. Class A                 66,242   2,639,744
*   Nobility Homes, Inc.                                      4,781      52,591
#*  Office Depot, Inc.                                    2,049,677   8,383,179
*   Orient-Express Hotels, Ltd. Class A                   2,610,922  34,203,078
*   P&F Industries, Inc. Class A                             24,537     201,203
#*  Pacific Sunwear of California, Inc.                   1,422,155   4,095,806
#*  Penn National Gaming, Inc.                              500,587   5,586,551
    Penske Automotive Group, Inc.                         1,250,616  57,353,250
#*  Pep Boys-Manny, Moe & Jack (The)                      1,430,354  14,618,218
*   Perfumania Holdings, Inc.                                89,183     591,283
#*  Perry Ellis International, Inc.                         465,385   7,027,313
#*  Pinnacle Entertainment, Inc.                              1,763      41,025
*   Point.360                                                34,599      12,456
#*  Premier Exhibitions, Inc.                               201,518     175,945
*   QEP Co., Inc.                                            42,217     778,904

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                        SHARES       VALUE+
                                                       --------- --------------
Consumer Discretionary -- (Continued)
#*  Quiksilver, Inc.                                   1,911,680 $   12,272,986
#*  Radio One, Inc. Class D                              623,107      2,816,444
#*  RadioShack Corp.                                      71,827        102,713
#*  Reading International, Inc. Class A                  168,095      1,190,113
#*  Red Lion Hotels Corp.                                529,902      3,046,936
#   Regis Corp.                                        1,834,694     24,107,879
#   Rent-A-Center, Inc.                                1,812,734     52,949,960
#*  Rick's Cabaret International, Inc.                   255,070      2,576,207
    Rocky Brands, Inc.                                   128,368      1,879,308
#*  Ruby Tuesday, Inc.                                 1,773,386     13,672,806
#   Saga Communications, Inc. Class A                    155,524      6,889,713
#   Salem Communications Corp. Class A                   112,349        989,795
#   Scholastic Corp.                                   1,407,493     46,320,595
#*  Shiloh Industries, Inc.                              192,329      3,796,574
#   Shoe Carnival, Inc.                                  559,938     12,788,984
#*  Sizmek, Inc.                                         295,542      2,831,292
*   Skechers U.S.A., Inc. Class A                      1,138,657     46,673,550
*   Skullcandy, Inc.                                     183,466      1,412,688
*   Skyline Corp.                                          1,465          7,472
    Sonic Automotive, Inc. Class A                        57,726      1,405,051
#*  Spanish Broadcasting System, Inc. Class A              8,699         55,152
    Spartan Motors, Inc.                                 678,830      3,604,587
#*  Spectrum Group International, Inc.                   312,991        190,925
#   Speedway Motorsports, Inc.                           912,661     16,601,304
#*  Sport Chalet, Inc. Class A                            82,165         92,846
*   Sport Chalet, Inc. Class B                            15,675         19,907
#   Stage Stores, Inc.                                 1,054,045     20,216,583
    Standard Motor Products, Inc.                        267,219     10,151,650
*   Stanley Furniture Co., Inc.                           93,359        272,608
*   Starz Class B                                          2,327         75,185
#   Stein Mart, Inc.                                      13,707        171,337
*   Stoneridge, Inc.                                     110,349      1,179,631
    Strattec Security Corp.                               48,198      3,220,108
    Superior Industries International, Inc.              770,022     16,278,265
#   Superior Uniform Group, Inc.                         144,642      2,351,879
#*  Systemax, Inc.                                        30,340        524,579
#   Trans World Entertainment Corp.                      634,084      2,073,455
#*  TRI Pointe Homes, Inc.                                15,499        249,069
#*  Trinity Place Holdings, Inc.                         366,813      2,329,263
#*  Tuesday Morning Corp.                              1,299,169     18,162,383
#*  Unifi, Inc.                                          441,743      9,780,190
*   Universal Electronics, Inc.                           33,659      1,257,164
*   Valuevision Media, Inc. Class A                        3,840         17,971
#*  VOXX International Corp.                             467,980      5,498,765
#   Wendy's Co. (The)                                  5,010,422     41,636,607
#*  West Marine, Inc.                                    598,932      6,408,572
#*  Wet Seal, Inc. (The) Class A                         268,827        303,775
*   Zagg, Inc.                                           106,845        464,776
#*  Zale Corp.                                         1,002,090     21,434,705
                                                                 --------------
Total Consumer Discretionary                                      1,567,251,485
                                                                 --------------

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Consumer Staples -- (2.6%)
*   Alliance One International, Inc.                     1,604,896 $  4,124,583
#   Andersons, Inc. (The)                                   80,856    5,036,520
#*  Boulder Brands, Inc.                                 1,079,155   15,928,328
*   Bridgford Foods Corp.                                   37,720      373,617
#   CCA Industries, Inc.                                    32,097       97,254
#*  Central Garden and Pet Co.                             312,005    2,536,601
#*  Central Garden and Pet Co. Class A                     930,053    7,691,538
#*  Chiquita Brands International, Inc.                  1,392,929   15,990,825
#*  Craft Brew Alliance, Inc.                              251,817    3,769,700
*   Crystal Rock Holdings, Inc.                              9,911        8,474
*   Cuisine Solutions, Inc.                                156,778      315,124
    Dean Foods Co.                                         782,941   12,401,785
*   Elizabeth Arden, Inc.                                      800       29,392
#*  Farmer Bros. Co.                                        11,351      223,728
#   Fresh Del Monte Produce, Inc.                        1,668,743   48,209,985
#   Griffin Land & Nurseries, Inc.                          20,232      590,774
#*  Harbinger Group, Inc.                                  147,141    1,715,664
#   Ingles Markets, Inc. Class A                           235,800    5,421,042
#   John B. Sanfilippo & Son, Inc.                         214,706    4,948,973
*   Mannatech, Inc.                                          3,084       50,177
#   MGP Ingredients, Inc.                                  289,677    1,691,714
#*  Natural Alternatives International, Inc.                94,109      536,421
#*  Nutraceutical International Corp.                       58,325    1,453,459
#   Oil-Dri Corp. of America                                73,605    2,466,503
*   Omega Protein Corp.                                    555,415    6,309,514
#   Orchids Paper Products Co.                               2,641       70,964
#*  Pantry, Inc. (The)                                     554,664    8,342,147
#*  Post Holdings, Inc.                                    831,094   43,432,972
    Reliv International, Inc.                               12,603       27,853
#*  Revlon, Inc. Class A                                    33,302    1,003,722
#   Roundy's, Inc.                                          18,988      128,549
*   Seaboard Corp.                                          18,588   45,317,544
#*  Seneca Foods Corp. Class A                              95,222    2,704,305
*   Seneca Foods Corp. Class B                              24,265      741,053
#   Snyder's-Lance, Inc.                                    26,660      708,090
    Spartan Stores, Inc.                                   930,808   20,049,604
    Spectrum Brands Holdings, Inc.                         168,595   12,953,154
#*  TreeHouse Foods, Inc.                                   55,314    4,139,700
#   Universal Corp.                                        830,795   45,336,483
#   Weis Markets, Inc.                                       9,965      459,287
                                                                   ------------
Total Consumer Staples                                              327,337,122
                                                                   ------------
Energy -- (10.2%)
    Adams Resources & Energy, Inc.                         108,293    7,803,594
#   Alon USA Energy, Inc.                                1,219,268   19,861,876
#*  Alpha Natural Resources, Inc.                        7,379,049   31,729,911
#*  Approach Resources, Inc.                                23,097      479,263
#*  Barnwell Industries, Inc.                              142,853      439,273
#*  Basic Energy Services, Inc.                            822,623   21,733,700
#*  Bill Barrett Corp.                                     802,715   19,008,291
#*  Black Ridge Oil and Gas, Inc.                           72,013       61,931
    Bolt Technology Corp.                                    6,706      113,197

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Energy -- (Continued)
#   Bristow Group, Inc.                                  1,350,016 $103,681,229
#*  C&J Energy Services, Inc.                              161,064    4,841,584
#*  Cal Dive International, Inc.                           896,081    1,326,200
*   Callon Petroleum Co.                                   398,077    3,654,347
#*  Clayton Williams Energy, Inc.                            3,954      571,274
*   Cloud Peak Energy, Inc.                              1,102,910   21,716,298
#   Comstock Resources, Inc.                             1,579,419   43,907,848
#*  Contango Oil & Gas Co.                                  40,514    1,946,292
#   Dawson Geophysical Co.                                 195,627    5,528,419
    Delek US Holdings, Inc.                              1,112,945   35,603,110
    DHT Holdings, Inc.                                     101,379      791,770
#*  Emerald Oil, Inc.                                       27,559      194,842
#   Energy XXI Bermuda, Ltd.                               970,014   23,212,435
#*  EPL Oil & Gas, Inc.                                    626,932   24,538,118
*   Era Group, Inc.                                        494,097   14,106,469
#*  Escalera Resources Co.                                  81,571      222,689
    Evolution Petroleum Corp.                               17,477      206,229
#   Exterran Holdings, Inc.                              2,367,691  101,858,067
#*  Forbes Energy Services, Ltd.                             1,755        7,266
*   Forum Energy Technologies, Inc.                         32,396      967,344
*   Gastar Exploration, Inc.                                 7,589       50,315
#   Green Plains Renewable Energy, Inc.                  1,042,931   31,183,637
#   Gulf Island Fabrication, Inc.                          260,396    5,223,544
    Gulfmark Offshore, Inc. Class A                        853,641   38,422,381
#*  Halcon Resources Corp.                                 221,233    1,221,206
#*  Harvest Natural Resources, Inc.                      1,085,710    4,896,552
#*  Helix Energy Solutions Group, Inc.                   3,591,562   86,341,150
#*  Hercules Offshore, Inc.                              5,192,933   23,212,410
*   HKN, Inc.                                                2,167      135,448
#*  Hornbeck Offshore Services, Inc.                     1,311,935   54,353,467
#*  Hyperdynamics Corp.                                        537          779
#*  ION Geophysical Corp.                                  183,332      806,661
#*  Key Energy Services, Inc.                            3,320,986   33,342,699
#*  Magnum Hunter Resources Corp.                          409,557    3,481,234
#*  Matador Resources Co.                                    1,928       55,372
#*  McDermott International, Inc.                        4,447,838   32,157,869
#*  Mexco Energy Corp.                                         733        5,314
#*  Midstates Petroleum Co., Inc.                           15,989       94,335
#*  Miller Energy Resources, Inc.                           30,956      149,208
#*  Mitcham Industries, Inc.                               192,522    2,656,804
*   Natural Gas Services Group, Inc.                       300,278    9,215,532
#*  Newpark Resources, Inc.                              1,451,681   17,478,239
#   Nordic American Tankers, Ltd.                          274,138    2,365,811
#*  Northern Oil and Gas, Inc.                             937,086   14,459,237
#*  Overseas Shipholding Group, Inc.                       776,519    4,426,158
#*  Pacific Drilling SA                                    246,945    2,447,225
*   Parker Drilling Co.                                  3,553,895   23,562,324
#*  PDC Energy, Inc.                                       564,285   35,928,026
#*  Penn Virginia Corp.                                  2,025,040   33,696,666
#*  PHI, Inc. Non-Voting                                   311,111   13,937,773
#*  PHI, Inc. Voting                                         1,686       71,318
*   Pioneer Energy Services Corp.                        1,907,098   28,549,257

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                        SHARES       VALUE+
                                                       --------- --------------
Energy -- (Continued)
*   Renewable Energy Group, Inc.                         592,836 $    6,977,680
#*  Rentech, Inc.                                        506,484      1,073,746
#*  REX American Resources Corp.                         234,850     15,349,796
#*  Rosetta Resources, Inc.                               99,193      4,695,797
#*  SandRidge Energy, Inc.                               424,495      2,912,036
#*  SEACOR Holdings, Inc.                                572,132     47,710,087
#   Ship Finance International, Ltd.                      68,221      1,202,736
*   Steel Excel, Inc.                                    421,014     13,640,854
*   Stone Energy Corp.                                   773,137     37,922,370
    Superior Energy Services, Inc.                       915,588     30,141,157
#*  Swift Energy Co.                                     867,842     10,700,492
#*  Synthesis Energy Systems, Inc.                         1,263          2,185
#*  Tesco Corp.                                          549,318     10,986,360
#*  TETRA Technologies, Inc.                           1,311,713     16,396,412
#*  TGC Industries, Inc.                                  92,704        469,082
#   Tidewater, Inc.                                      189,656      9,659,180
#*  Triangle Petroleum Corp.                             931,142      8,957,586
*   Unit Corp.                                           343,126     22,629,160
*   US Energy Corp. Wyoming                               10,022         42,593
#*  USEC, Inc.                                            14,531         49,115
#*  Vaalco Energy, Inc.                                  175,204      1,615,381
#   W&T Offshore, Inc.                                   571,443     10,971,706
*   Warren Resources, Inc.                               656,888      3,330,422
#   Western Refining, Inc.                             1,084,054     47,156,349
#*  Westmoreland Coal Co.                                 68,170      2,018,514
*   Willbros Group, Inc.                                 171,061      1,900,488
                                                                 --------------
Total Energy                                                      1,302,552,101
                                                                 --------------
Financials -- (21.5%)
*   1st Constitution Bancorp                              17,947        187,008
#   1st Source Corp.                                     589,930     17,397,036
#   1st United Bancorp, Inc.                              88,107        644,943
#*  A-Mark Precious Metals, Inc.                          78,247        929,966
#   Access National Corp.                                 39,281        579,395
#   Alexander & Baldwin, Inc.                            790,886     29,507,957
    Alliance Bancorp, Inc. of Pennsylvania                 2,078         32,427
#*  Altisource Asset Management Corp.                     18,447     18,045,778
#   Ameriana Bancorp                                      34,757        479,820
#   American Equity Investment Life Holding Co.        2,111,537     49,241,043
*   American Independence Corp.                            8,517         93,091
    American National Insurance Co.                        5,717        642,648
*   American River Bankshares                            142,147      1,358,925
*   Ameris Bancorp                                       200,892      4,272,973
#   AmeriServ Financial, Inc.                            323,958      1,127,374
    Argo Group International Holdings, Ltd.            1,019,162     45,271,176
    Aspen Insurance Holdings, Ltd.                     1,316,288     60,259,665
#   Associated Banc-Corp                                 855,148     15,007,847
*   Asta Funding, Inc.                                   222,408      1,817,073
    Astoria Financial Corp.                            2,139,827     28,374,106
#   Atlantic American Corp.                              238,675        835,362
#*  Atlantic Coast Financial Corp.                        17,186         73,900
#*  Atlanticus Holdings Corp.                            262,883        638,806

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Financials -- (Continued)
#*  AV Homes, Inc.                                         231,572 $  3,966,828
#   Baldwin & Lyons, Inc. Class A                            3,124       73,820
#   Baldwin & Lyons, Inc. Class B                          368,143    9,575,399
#   Banc of California, Inc.                               119,581    1,503,133
#   Bancorp of New Jersey, Inc.                                400        5,444
*   Bancorp, Inc.                                          207,040    3,275,373
#   BancorpSouth, Inc.                                     730,539   17,065,391
    Bank Mutual Corp.                                      187,515    1,128,840
    Bank of Commerce Holdings                               15,477       98,279
#   BankFinancial Corp.                                    524,139    5,157,528
    Banner Corp.                                           148,776    5,882,603
#   Bar Harbor Bankshares                                      530       19,917
#*  BBX Capital Corp. Class A                              266,322    4,988,211
    BCB Bancorp, Inc.                                       25,972      345,428
*   Beneficial Mutual Bancorp, Inc.                          7,075       92,258
    Berkshire Bancorp, Inc.                                  4,650       34,177
    Berkshire Hills Bancorp, Inc.                          574,073   13,450,530
#*  BNCCORP, Inc.                                           29,762      461,311
*   BofI Holding, Inc.                                      12,710    1,024,553
#   Boston Private Financial Holdings, Inc.                337,789    4,225,740
#*  Bridge Capital Holdings                                 34,550      773,920
#   Brookline Bancorp, Inc.                              1,102,142   10,007,449
    C&F Financial Corp.                                     14,360      448,750
#   Calamos Asset Management, Inc. Class A                 155,674    1,896,109
#   California First National Bancorp                      142,816    2,117,961
    Camden National Corp.                                      300       11,451
    Cape Bancorp, Inc.                                      36,671      390,546
*   Capital Bank Financial Corp. Class A                    52,456    1,251,076
#   Capital City Bank Group, Inc.                           52,500      729,750
    Capital Southwest Corp.                                204,928    7,192,973
#   Capitol Federal Financial, Inc.                      1,616,290   19,460,132
*   Carolina Bank Holdings, Inc.                             4,214       40,539
#   Cash America International, Inc.                       282,142   12,287,284
    Cathay General Bancorp                               1,273,848   30,062,813
    Centerstate Banks, Inc.                                101,131    1,109,407
    Central Pacific Financial Corp.                         39,090      733,719
#   Century Bancorp, Inc. Class A                           19,731      660,988
    Chemical Financial Corp.                               671,333   18,844,317
    Chicopee Bancorp, Inc.                                  38,643      669,683
#   Citizens Community Bancorp, Inc.                        42,530      341,516
*   Citizens First Corp.                                     5,422       58,449
    CNO Financial Group, Inc.                            8,473,636  146,170,221
#   CoBiz Financial, Inc.                                   43,350      435,234
    Codorus Valley Bancorp, Inc.                            16,689      356,310
#*  Colonial Financial Services, Inc.                        4,224       49,252
#*  Colony Bankcorp, Inc.                                   12,037       74,268
    Columbia Banking System, Inc.                          479,371   11,897,988
*   Community Bankers Trust Corp.                              300        1,236
#*  Community West Bancshares                               23,717      164,359
#*  CommunityOne Bancorp                                       998        9,731
*   Consumer Portfolio Services, Inc.                      314,416    2,194,624
#*  Cowen Group, Inc. Class A                            1,408,515    5,788,997

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
#*  Customers Bancorp, Inc.                                  26,834 $   591,153
#*  DFC Global Corp.                                        282,848   2,636,143
    Dime Community Bancshares, Inc.                           5,738      93,529
    Donegal Group, Inc. Class A                             491,040   7,247,750
#   Donegal Group, Inc. Class B                              54,693   1,180,275
#*  Doral Financial Corp.                                     9,481      90,638
    Eagle Bancorp Montana, Inc.                               1,125      12,229
*   Eastern Virginia Bankshares, Inc.                        22,219     149,978
#   EMC Insurance Group, Inc.                               293,400   9,679,266
    Employers Holdings, Inc.                                  5,796     117,949
    Endurance Specialty Holdings, Ltd.                    1,345,668  68,386,848
#*  Enstar Group, Ltd.                                        2,408     310,873
#   Enterprise Bancorp, Inc.                                  4,006      73,150
#   Enterprise Financial Services Corp.                      79,073   1,413,035
#   ESB Financial Corp.                                      44,352     559,722
#   ESSA Bancorp, Inc.                                      176,522   1,834,064
    Evans Bancorp, Inc.                                       5,783     130,551
#   EverBank Financial Corp.                                 15,751     294,859
*   Ezcorp, Inc. Class A                                    290,333   3,028,173
#*  Farmers Capital Bank Corp.                               56,370   1,177,569
#   FBL Financial Group, Inc. Class A                       791,367  35,382,019
#   Federal Agricultural Mortgage Corp. Class A               3,592      98,870
    Federal Agricultural Mortgage Corp. Class C             246,270   8,762,287
    Federated National Holding Co.                          169,778   3,298,787
#   Fidelity Southern Corp.                                  33,167     438,136
    Financial Institutions, Inc.                            178,038   4,121,580
#*  First Acceptance Corp.                                  865,637   2,068,872
#   First American Financial Corp.                        1,825,531  48,559,125
#   First Bancorp                                            77,463   1,333,138
    First Bancorp of Indiana, Inc.                            5,430      80,771
#   First Bancorp, Inc.                                         658      10,482
#*  First BanCorp.                                          635,046   3,264,136
#*  First Bancshares, Inc.                                   22,105     182,366
    First Bancshares, Inc. (The)                              2,580      37,384
    First Business Financial Services, Inc.                  23,772   1,074,732
    First Citizens BancShares, Inc. Class A                  23,645   5,317,524
#   First Commonwealth Financial Corp.                    2,077,179  17,842,968
    First Community Bancshares, Inc.                         90,209   1,335,995
#   First Connecticut Bancorp, Inc.                           4,438      70,342
    First Defiance Financial Corp.                          204,972   5,538,343
#*  First Federal Bancshares of Arkansas, Inc.              103,884     921,451
#   First Federal of Northern Michigan Bancorp, Inc.         31,310     155,611
    First Financial Corp.                                   158,287   5,066,767
#   First Financial Holdings, Inc.                           54,076   3,107,748
#   First Financial Northwest, Inc.                         216,348   2,206,750
*   First Financial Service Corp.                            16,049      58,579
    First Interstate Bancsystem, Inc.                       342,427   8,523,008
#*  First Marblehead Corp. (The)                             17,819      93,728
    First Merchants Corp.                                   854,841  18,139,726
    First Midwest Bancorp, Inc.                           1,317,833  21,572,926
*   First Place Financial Corp.                             203,821         316
#*  First United Corp.                                       70,785     584,684

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
#   First West Virginia Bancorp                               9,474 $   170,816
    Firstbank Corp.                                          99,156   1,748,120
    FirstMerit Corp.                                        118,678   2,301,166
*   Flagstar Bancorp, Inc.                                  295,616   5,202,842
#   Flushing Financial Corp.                                388,331   7,463,722
#   FNB Corp.                                               960,096  11,943,594
#*  Forestar Group, Inc.                                    104,211   1,776,798
#*  Fortegra Financial Corp.                                  4,128      29,804
    Fox Chase Bancorp, Inc.                                  40,271     671,720
#*  Franklin Financial Corp.                                 19,557     390,358
    Fulton Financial Corp.                                2,599,588  31,688,978
#   Gain Capital Holdings, Inc.                                 420       4,242
*   GAINSCO, Inc.                                               100         869
#   GFI Group, Inc.                                         187,617     697,935
#*  Global Indemnity P.L.C.                                 256,850   6,883,580
    Great Southern Bancorp, Inc.                              3,057      87,644
*   Greenlight Capital Re, Ltd. Class A                      89,395   2,845,443
#   Guaranty Bancorp                                        115,707   1,456,751
#*  Guaranty Federal Bancshares, Inc.                        32,452     410,193
*   Hallmark Financial Services, Inc.                       445,378   3,741,175
    Hampden Bancorp, Inc.                                     9,957     161,801
    Hancock Holding Co.                                      44,021   1,484,828
    Hanover Insurance Group, Inc. (The)                   1,120,492  65,492,757
    Harleysville Savings Financial Corp.                     14,292     241,535
#*  Harris & Harris Group, Inc.                             315,989   1,134,401
    Hawthorn Bancshares, Inc.                                28,194     373,852
#   Heartland Financial USA, Inc.                             2,117      51,443
    Heritage Commerce Corp.                                 237,542   1,928,841
#   Heritage Financial Corp.                                 51,906     838,801
    Heritage Financial Group, Inc.                           11,730     225,802
    HF Financial Corp.                                      127,909   1,752,353
*   Hilltop Holdings, Inc.                                1,305,463  29,164,043
#   Hingham Institution for Savings                           1,857     129,080
*   HMN Financial, Inc.                                     102,799   1,145,181
#*  Home Bancorp, Inc.                                        5,999     121,480
    Home Federal Bancorp, Inc.                              207,561   3,123,793
#   HomeStreet, Inc.                                          6,386     115,970
*   HomeTrust Bancshares, Inc.                                3,211      49,032
    HopFed Bancorp, Inc.                                     72,033     819,736
    Horace Mann Educators Corp.                             909,746  27,356,062
#   Horizon Bancorp                                          17,121     342,249
#   Huntington Bancshares, Inc.                              57,160     523,586
#   Iberiabank Corp.                                        265,161  16,678,627
#*  ICG Group, Inc.                                         761,982  15,529,193
#*  Imperial Holdings, Inc.                                  59,108     395,433
#   Independence Holding Co.                                267,078   3,488,039
    Independent Bank Corp.                                   44,809     583,413
    Infinity Property & Casualty Corp.                      477,290  30,627,699
    International Bancshares Corp.                          745,980  17,127,701
#*  Intervest Bancshares Corp. Class A                      174,269   1,319,216
#*  INTL. FCStone, Inc.                                       8,211     155,352
#*  Investment Technology Group, Inc.                       365,575   7,545,468

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
#   Investors Title Co.                                      43,302 $ 3,064,050
#*  Jacksonville Bancorp, Inc.                                  625       6,519
#   Janus Capital Group, Inc.                             2,759,995  33,478,739
*   Jefferson Bancshares, Inc.                               30,773     241,568
#   JMP Group, Inc.                                          37,531     259,339
*   KCG Holdings, Inc. Class A                              171,521   1,706,634
    Kemper Corp.                                          1,652,800  65,136,848
    Lake Shore Bancorp, Inc.                                    697       8,632
    Lakeland Bancorp, Inc.                                  155,839   1,626,959
    Landmark Bancorp, Inc.                                   25,597     494,534
#   LNB Bancorp, Inc.                                       215,712   2,454,803
#   Louisiana Bancorp, Inc.                                   1,005      19,597
#   LSB Financial Corp.                                      14,699     433,180
#   Macatawa Bank Corp.                                     150,646     733,646
*   Magyar Bancorp, Inc.                                     36,773     304,113
#   Maiden Holdings, Ltd.                                 1,279,583  15,099,079
#   MainSource Financial Group, Inc.                        509,612   8,423,886
*   Malvern Bancorp, Inc.                                     1,888      19,446
    Manning & Napier, Inc.                                      680      11,302
#   Marlin Business Services Corp.                          345,056   5,924,612
#*  Maui Land & Pineapple Co., Inc.                          12,148      95,119
    MB Financial, Inc.                                    1,553,415  41,693,659
*   MBIA, Inc.                                            6,187,865  74,996,924
*   MBT Financial Corp.                                     358,206   1,765,956
#   MCG Capital Corp.                                     2,360,215   7,930,322
#   Meadowbrook Insurance Group, Inc.                     1,525,908   8,545,085
#   Medallion Financial Corp.                               331,032   4,502,035
#   Mercantile Bank Corp.                                    95,648   1,866,092
#   Mercury General Corp.                                     8,373     400,732
#   Meta Financial Group, Inc.                               49,599   2,078,694
#*  Metro Bancorp, Inc.                                     401,510   8,198,834
#*  MGIC Investment Corp.                                 3,085,096  26,531,826
    MicroFinancial, Inc.                                    220,012   1,731,494
    Mid Penn Bancorp, Inc.                                    4,664      69,960
#   MidWestOne Financial Group, Inc.                         16,034     394,917
#   Montpelier Re Holdings, Ltd.                          2,155,898  65,927,361
*   MSB Financial Corp.                                       3,087      25,174
    MutualFirst Financial, Inc.                             140,766   2,646,401
#   National Bank Holdings Corp. Class A                     11,882     227,659
#   National Interstate Corp.                                 3,000      84,060
    National Penn Bancshares, Inc.                        1,086,635  10,616,424
    National Security Group, Inc.                            11,290     117,190
    National Western Life Insurance Co. Class A              65,017  15,165,215
*   Naugatuck Valley Financial Corp.                          3,280      25,404
*   Navigators Group, Inc. (The)                            463,446  26,402,519
#   NBT Bancorp, Inc.                                        10,538     238,686
    Nelnet, Inc. Class A                                    430,910  18,210,257
*   New Century Bancorp, Inc.                                40,342     298,934
#   New Hampshire Thrift Bancshares, Inc.                    90,405   1,333,474
*   NewBridge Bancorp                                       250,514   1,926,453
#*  NewStar Financial, Inc.                                 490,506   5,601,579
*   North Valley Bancorp                                      5,059     114,333

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
    Northeast Bancorp                                        13,957 $   135,662
    Northeast Community Bancorp, Inc.                        10,981      79,942
    Northfield Bancorp, Inc.                                280,731   3,641,081
#   Northrim BanCorp, Inc.                                  137,999   3,310,596
    Northway Financial, Inc.                                  7,359     138,717
#   Northwest Bancshares, Inc.                            1,688,178  22,435,886
#   Norwood Financial Corp.                                     504      14,535
#   Ocean Shore Holding Co.                                  18,712     280,493
#   OFG Bancorp                                             865,653  14,768,040
#   Old Line Bancshares, Inc.                                39,695     673,624
#   Old National Bancorp                                    660,062   9,320,070
#*  Old Second Bancorp, Inc.                                317,787   1,512,666
    OmniAmerican Bancorp, Inc.                                8,717     216,705
#   OneBeacon Insurance Group, Ltd. Class A                  68,931   1,064,295
#   Oppenheimer Holdings, Inc. Class A                       66,426   1,691,206
    Oritani Financial Corp.                                   4,353      64,555
    Pacific Continental Corp.                                43,723     576,269
#*  Pacific Mercantile Bancorp                              142,901     936,002
#*  Pacific Premier Bancorp, Inc.                           119,828   1,635,652
    PacWest Bancorp                                       1,022,770  40,266,455
    Park Sterling Corp.                                     702,246   4,585,666
*   Patriot National Bancorp, Inc.                           76,824      99,103
    Peoples Bancorp                                          14,576     364,400
#   Peoples Bancorp of North Carolina, Inc.                  32,318     555,870
    Peoples Bancorp, Inc.                                   286,793   7,476,694
#*  PHH Corp.                                             2,038,158  48,447,016
#*  Phoenix Cos., Inc. (The)                                103,691   4,564,478
*   PICO Holdings, Inc.                                     139,432   3,241,794
    Pinnacle Financial Partners, Inc.                       643,266  22,237,706
*   Piper Jaffray Cos.                                      341,899  14,995,690
    Platinum Underwriters Holdings, Ltd.                    978,955  61,390,268
*   Popular, Inc.                                           776,656  23,998,670
#*  Porter Bancorp, Inc.                                      8,106       8,754
*   Preferred Bank                                           35,862     769,240
    Premier Financial Bancorp, Inc.                         153,304   2,192,247
    PrivateBancorp, Inc.                                    298,613   8,232,760
    ProAssurance Corp.                                       77,862   3,536,492
    Protective Life Corp.                                   137,101   7,012,716
#   Provident Financial Holdings, Inc.                      189,969   2,672,864
#   Provident Financial Services, Inc.                    2,296,391  39,911,276
*   Prudential Bancorp, Inc.                                     94       1,016
*   PSB Holdings, Inc.                                        2,619      17,128
#   Pulaski Financial Corp.                                 233,961   2,416,817
    QC Holdings, Inc.                                         1,979       4,097
#   QCR Holdings, Inc.                                        2,479      42,862
    Radian Group, Inc.                                    1,346,898  18,829,634
#   Renasant Corp.                                          553,629  15,069,781
    Republic Bancorp, Inc. Class A                           14,916     358,133
#*  Republic First Bancorp, Inc.                             77,655     343,235
#   Resource America, Inc. Class A                          296,143   2,520,177
#*  Riverview Bancorp, Inc.                                 460,438   1,602,324
*   Royal Bancshares of Pennsylvania, Inc. Class A            8,282      21,616

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
#     S&T Bancorp, Inc.                                       9,004 $   209,433
#*    Safeguard Scientifics, Inc.                           245,411   5,156,085
      Safety Insurance Group, Inc.                          389,411  20,915,265
      Salisbury Bancorp, Inc.                                 3,107      93,692
#     Sandy Spring Bancorp, Inc.                            321,670   7,736,163
#     SB Financial Group, Inc.                               33,863     267,518
#*    Security National Financial Corp. Class A              12,981      50,496
      Selective Insurance Group, Inc.                     1,856,648  42,591,505
*     Shore Bancshares, Inc.                                 10,316      97,899
      SI Financial Group, Inc.                                8,587     101,327
*     Siebert Financial Corp.                                50,658     148,175
#     Sierra Bancorp                                        218,146   3,405,259
#     Simmons First National Corp. Class A                   45,791   1,655,803
      Simplicity Bancorp, Inc.                                9,042     156,788
*     South Street Financial Corp.                           11,002     105,553
#*    Southcoast Financial Corp.                            123,556     888,368
(o)#  Southern Community Financial Corp.                    226,834      49,903
*     Southern First Bancshares, Inc.                        67,157     917,365
#     Southern Missouri Bancorp, Inc.                           384      13,555
#     Southern National Bancorp of Virginia, Inc.             5,903      60,978
      Southwest Bancorp, Inc.                               371,476   6,203,649
      Southwest Georgia Financial Corp.                       1,652      23,698
      StanCorp Financial Group, Inc.                        645,152  39,418,787
#     State Auto Financial Corp.                            817,479  16,725,620
#     Sterling Bancorp                                    1,094,407  13,089,108
#     Stewart Information Services Corp.                    633,206  19,312,783
#*    Stratus Properties, Inc.                              122,308   2,030,313
#*    Suffolk Bancorp                                        11,214     245,923
#     Summit State Bank                                       8,558      99,273
#*    Sun Bancorp, Inc.                                     591,825   2,248,935
      Susquehanna Bancshares, Inc.                        5,950,068  61,642,704
*     Sussex Bancorp                                         30,750     276,750
*     SWS Group, Inc.                                         1,900      14,079
      Symetra Financial Corp.                             1,546,996  31,960,937
      Synovus Financial Corp.                             6,337,456  20,343,234
*     Taylor Capital Group, Inc.                             91,483   1,947,673
      Teche Holding Co.                                      14,319   1,043,855
#     Territorial Bancorp, Inc.                               9,072     185,613
      TF Financial Corp.                                     73,202   2,295,615
      Timberland Bancorp, Inc.                              186,434   1,985,522
      Tompkins Financial Corp.                                   89       4,195
#     Tower Group International, Ltd.                     1,179,095   2,900,574
#     TowneBank                                              78,039   1,204,142
#*    Transcontinental Realty Investors, Inc.                 2,293      32,790
#*    Tree.com, Inc.                                        132,521   3,853,711
#     Trustmark Corp.                                       162,756   3,722,230
#     Umpqua Holdings Corp.                               4,077,772  67,813,348
*     Unico American Corp.                                  145,800   1,926,018
      Union Bankshares Corp.                                620,899  15,888,805
      United Bancshares, Inc.                                 9,093     139,214
      United Bankshares, Inc.                                92,527   2,706,415
      United Community Bancorp                                2,815      32,091

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                        SHARES       VALUE+
                                                       --------- --------------
Financials -- (Continued)
*   United Community Banks, Inc.                         163,415 $    2,639,152
#*  United Community Financial Corp.                     480,969      1,601,627
#   United Financial Bancorp, Inc.(91030T109)            225,690      3,981,172
    United Financial Bancorp, Inc.(910304104)             11,681        153,722
    United Fire Group, Inc.                              861,095     23,955,663
#*  United Security Bancshares                             8,793         49,593
    Unity Bancorp, Inc.                                   51,891        443,668
#   Universal Insurance Holdings, Inc.                   212,466      3,108,378
#   Univest Corp. of Pennsylvania                         14,797        291,649
*   Vantagesouth Bancshares, Inc.                         37,363        229,409
#   VSB Bancorp, Inc.                                        833          9,396
*   Walker & Dunlop, Inc.                                 13,692        214,691
    Washington Federal, Inc.                           2,231,745     48,161,057
#   Waterstone Financial, Inc.                            96,225      1,001,702
    Wayne Savings Bancshares, Inc.                        22,033        256,023
    Webster Financial Corp.                            2,295,144     69,175,640
#   WesBanco, Inc.                                       739,437     22,360,575
#   West Bancorporation, Inc.                             82,211      1,192,882
#   Westfield Financial, Inc.                            367,765      2,519,190
#   Wintrust Financial Corp.                           1,388,818     62,246,823
*   Wright Investors' Service Holdings, Inc.              89,208        155,222
    WSFS Financial Corp.                                  26,313      1,779,285
    WVS Financial Corp.                                    1,740         20,749
*   Yadkin Financial Corp.                                34,273        656,328
                                                                 --------------
Total Financials                                                  2,754,859,119
                                                                 --------------
Health Care -- (4.4%)
#*  Addus HomeCare Corp.                                  14,594        315,522
#*  Affymetrix, Inc.                                     934,283      6,941,723
#*  Albany Molecular Research, Inc.                      873,537     14,029,004
#*  Alere, Inc.                                          870,660     29,080,044
*   Allied Healthcare Products, Inc.                     207,331        447,835
#*  Almost Family, Inc.                                   61,408      1,318,430
#*  Alphatec Holdings, Inc.                              194,191        262,158
#*  Amedisys, Inc.                                       649,664      8,854,920
#*  American Shared Hospital Services                     87,469        244,039
*   Amsurg Corp.                                         516,263     22,359,351
*   AngioDynamics, Inc.                                  789,731     10,613,985
#*  Anika Therapeutics, Inc.                             194,619      8,318,016
*   Arrhythmia Research Technology, Inc.                   5,407         26,224
#*  AVEO Pharmaceuticals, Inc.                            13,179         16,210
#*  Bioanalytical Systems, Inc.                            9,691         26,941
#*  BioScrip, Inc.                                       446,859      3,092,264
*   BioTelemetry, Inc.                                   320,149      2,541,983
#*  Capital Senior Living Corp.                          472,165     11,676,640
*   Chindex International, Inc.                            8,385        199,815
    CONMED Corp.                                         831,122     38,505,882
*   Cross Country Healthcare, Inc.                       921,612      6,534,229
    CryoLife, Inc.                                       395,364      3,589,905
#*  Cumberland Pharmaceuticals, Inc.                      34,176        152,083
#*  Cutera, Inc.                                         399,674      4,120,639
    Daxor Corp.                                            8,579         71,292

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Health Care -- (Continued)
       Digirad Corp.                                       253,185 $    805,128
#*     Emergent Biosolutions, Inc.                          43,578    1,148,716
#*     Enzo Biochem, Inc.                                  497,886    2,091,121
#      Enzon Pharmaceuticals, Inc.                           9,488        8,445
#*     Exactech, Inc.                                        2,933       65,171
*      Five Star Quality Care, Inc.                        936,550    4,523,537
#*     Gentiva Health Services, Inc.                       543,576    4,093,127
*      Greatbatch, Inc.                                    577,717   26,592,314
*      Hanger, Inc.                                         50,220    1,741,127
#*     Harvard Apparatus Regenerative Technology, Inc.      43,963      380,280
#*     Harvard Bioscience, Inc.                            184,805      779,877
*      Health Net, Inc.                                    642,810   22,067,667
#*     Healthways, Inc.                                    383,633    6,905,394
*      ICU Medical, Inc.                                    15,295      853,155
       Invacare Corp.                                      778,561   12,301,264
*      Iridex Corp.                                         60,213      501,574
       Kewaunee Scientific Corp.                            68,740    1,151,395
#      Kindred Healthcare, Inc.                          1,618,370   40,621,087
*      Lannett Co., Inc.                                   278,478    9,615,845
#      LeMaitre Vascular, Inc.                              72,587      595,939
#*     LHC Group, Inc.                                      84,804    1,762,227
*      LifePoint Hospitals, Inc.                         1,892,213  105,812,551
*      Magellan Health Services, Inc.                      269,253   15,541,283
(o)#*  Maxygen, Inc.                                       701,074       21,032
*      MedAssets, Inc.                                      17,474      398,931
(o)#*  MedCath Corp.                                       622,045    1,244,090
#*     Medical Action Industries, Inc.                     106,170      680,550
#*     MediciNova, Inc.                                     18,700       35,156
*      Merit Medical Systems, Inc.                          90,063    1,159,111
#*     Misonix, Inc.                                       131,503      789,018
#*     Molina Healthcare, Inc.                             194,968    7,291,803
#      National Healthcare Corp.                               400       21,892
*      Natus Medical, Inc.                                  75,052    1,863,541
*      Orthofix International NV                           112,647    3,401,939
#*     Pacific Biosciences of California, Inc.             141,966      627,490
#*     PDI, Inc.                                           294,287    1,389,035
#*     Pernix Therapeutics Holdings                          4,185       20,130
#*     PharMerica Corp.                                    523,661   14,238,343
*      Prestige Brands Holdings, Inc.                    1,233,861   41,359,021
       Psychemedics Corp.                                      365        5,752
*      RadNet, Inc.                                        285,137    1,417,131
#*     Retractable Technologies, Inc.                       39,828      146,965
#*     Rigel Pharmaceuticals, Inc.                          36,828      117,850
#*     RTI Surgical, Inc.                                  699,904    3,009,587
#*     Sciclone Pharmaceuticals, Inc.                       37,163      177,639
       Select Medical Holdings Corp.                       425,126    5,934,759
#*     Skilled Healthcare Group, Inc. Class A               50,778      262,015
#*     Special Diversified Opportunities, Inc.              70,070       82,683
#*     Stereotaxis, Inc.                                     2,235        8,649
#*     Sucampo Pharmaceuticals, Inc. Class A               277,919    1,920,420
*      Symmetry Medical, Inc.                              914,668    7,555,158
#*     Targacept, Inc.                                      97,656      433,593

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                         SHARES      VALUE+
                                                        --------- ------------
Health Care -- (Continued)
#*   Transcept Pharmaceuticals, Inc.                        2,688 $      7,930
#*   Triple-S Management Corp. Class B                    603,505    9,040,505
#    Universal American Corp.                           2,163,085   15,509,320
*    VCA Antech, Inc.                                      22,410      686,418
*    WellCare Health Plans, Inc.                          171,386   11,563,413
     Xstelos Holdings, Inc.                               251,700      176,190
                                                                  ------------
Total Health Care                                                  565,894,417
                                                                  ------------
Industrials -- (15.6%)
#    AAR Corp.                                          1,212,101   31,393,416
     ABM Industries, Inc.                                  77,426    2,097,470
#    Acacia Research Corp.                                 83,125    1,333,325
#*   ACCO Brands Corp.                                    855,979    5,247,151
#*   Accuride Corp.                                        65,493      369,381
     Aceto Corp.                                          533,965   11,683,154
#    Acme United Corp.                                      2,707       45,559
#*   Acorn Energy, Inc.                                   140,865      326,807
     Actuant Corp. Class A                                    400       13,544
#*   Aegion Corp.                                         887,489   22,622,095
#*   AeroCentury Corp.                                     31,474      564,958
*    Air Transport Services Group, Inc.                   825,271    6,461,872
     Aircastle, Ltd.                                    1,404,483   24,676,766
#    Alamo Group, Inc.                                    307,163   16,316,499
     Albany International Corp. Class A                     3,971      142,877
(o)  Allied Defense Group, Inc.                           118,807        9,505
     Allied Motion Technologies, Inc.                      44,049      499,516
     AMERCO                                               343,691   85,960,556
#*   Ameresco, Inc. Class A                                 8,400       53,844
#    American Railcar Industries, Inc.                    484,088   33,615,071
*    AMREP Corp.                                            8,733       47,595
#    Apogee Enterprises, Inc.                             122,111    3,879,466
*    ARC Document Solutions, Inc.                         139,548      893,107
     ArcBest Corp.                                        773,859   30,505,522
     Argan, Inc.                                              968       25,913
#*   Arotech Corp.                                         57,107      198,161
#*   Ascent Solar Technologies, Inc.                      118,282       59,744
#    Astec Industries, Inc.                                59,384    2,372,391
#*   Atlas Air Worldwide Holdings, Inc.                   732,886   25,643,681
#*   Avalon Holdings Corp. Class A                         51,820      232,154
*    Avis Budget Group, Inc.                            3,370,535  177,256,436
#    Baltic Trading, Ltd.                                 491,593    2,944,642
     Barnes Group, Inc.                                    91,121    3,509,981
     Barrett Business Services, Inc.                       79,460    4,005,579
#*   BlueLinx Holdings, Inc.                              836,669    1,096,036
#    Brady Corp. Class A                                  144,372    3,723,354
#    Briggs & Stratton Corp.                            1,186,191   25,348,902
#    Brink's Co. (The)                                     53,726    1,366,789
#*   Builders FirstSource, Inc.                           222,403    1,745,864
#*   CAI International, Inc.                               89,477    1,946,125
*    Casella Waste Systems, Inc. Class A                   14,929       76,138
#*   CBIZ, Inc.                                           409,643    3,510,640
     CDI Corp.                                            403,507    6,181,727

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Industrials -- (Continued)
#   Ceco Environmental Corp.                               119,310 $  1,895,836
#   Celadon Group, Inc.                                     62,313    1,433,822
    Chicago Rivet & Machine Co.                             28,248    1,094,610
*   Columbus McKinnon Corp.                                  4,124      109,245
#   Comfort Systems USA, Inc.                               37,073      556,095
#   Compx International, Inc.                               67,191      618,157
    Con-way, Inc.                                          135,453    5,754,043
#   Courier Corp.                                           68,916    1,001,349
    Covanta Holding Corp.                                1,421,379   26,224,443
*   Covenant Transportation Group, Inc. Class A            203,297    2,083,794
#*  CPI Aerostructures, Inc.                                 7,476      100,702
#*  CRA International, Inc.                                 65,831    1,433,141
    Cubic Corp.                                                999       47,383
    Curtiss-Wright Corp.                                   641,116   40,992,957
*   DigitalGlobe, Inc.                                     424,397   12,638,543
    Douglas Dynamics, Inc.                                   1,220       20,581
#*  Ducommun, Inc.                                         309,013    7,499,745
*   Dycom Industries, Inc.                                 418,475   13,140,115
#   Dynamic Materials Corp.                                  8,572      173,154
#*  Eagle Bulk Shipping, Inc.                              355,785    1,038,892
    Eastern Co. (The)                                       69,790    1,178,753
    Ecology and Environment, Inc. Class A                   35,051      336,139
    EMCOR Group, Inc.                                        4,367      200,838
#   Encore Wire Corp.                                      248,475   12,108,187
#*  Energy Recovery, Inc.                                   27,016      138,052
#*  Engility Holdings, Inc.                                149,406    6,520,078
    Ennis, Inc.                                            757,408   11,330,824
#*  Erickson, Inc.                                             700       11,067
    ESCO Technologies, Inc.                                114,921    3,840,660
*   Esterline Technologies Corp.                         1,145,345  124,865,512
*   Federal Signal Corp.                                   982,704   14,917,447
*   Franklin Covey Co.                                     213,063    4,318,787
#   FreightCar America, Inc.                                41,065    1,078,367
#*  FTI Consulting, Inc.                                   667,462   22,893,947
#*  Fuel Tech, Inc.                                        102,548      624,517
#   G&K Services, Inc. Class A                             577,409   30,568,032
#   GATX Corp.                                           1,763,892  115,764,232
*   Gencor Industries, Inc.                                 35,002      367,171
#   General Cable Corp.                                  1,727,267   44,252,581
#*  Gibraltar Industries, Inc.                             867,615   14,818,864
#   Global Power Equipment Group, Inc.                       8,739      153,195
#*  GP Strategies Corp.                                    153,177    4,025,492
#*  GrafTech International, Ltd.                         1,514,486   16,977,388
#   Granite Construction, Inc.                             356,804   13,337,333
#*  Great Lakes Dredge & Dock Corp.                      1,460,574   12,604,754
#*  Greenbrier Cos., Inc. (The)                            770,646   40,412,676
#   Griffon Corp.                                        1,509,131   16,057,154
*   H&E Equipment Services, Inc.                           347,240   13,386,102
    Hardinge, Inc.                                         259,203    3,462,952
#*  Hawaiian Holdings, Inc.                                456,670    6,598,881
    Heidrick & Struggles International, Inc.                16,633      313,532
*   Hill International, Inc.                               401,989    2,701,366

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                         ---------- -----------
Industrials -- (Continued)
*   Hudson Global, Inc.                                     389,082 $ 1,381,241
    Hurco Cos., Inc.                                        126,087   3,361,479
#   Hyster-Yale Materials Handling, Inc.                    297,424  28,668,699
*   ICF International, Inc.                                 120,861   4,709,953
#*  InnerWorkings, Inc.                                      73,834     531,605
#*  Innovative Solutions & Support, Inc.                        100         673
    Insteel Industries, Inc.                                195,356   4,020,426
*   Integrated Electrical Services, Inc.                        900       5,589
*   Intelligent Systems Corp.                                27,446      42,816
#   International Shipholding Corp.                         220,292   5,934,666
#   Intersections, Inc.                                     165,041     927,530
#*  JetBlue Airways Corp.                                10,804,486  85,409,462
*   JPS Industries, Inc.                                     42,199     290,118
    Kadant, Inc.                                            409,129  14,217,233
#   Kelly Services, Inc. Class A                            990,190  20,853,401
    Kelly Services, Inc. Class B                                567      12,877
*   Key Technology, Inc.                                     10,099     124,521
    Kimball International, Inc. Class B                     787,055  13,191,042
*   Korn/Ferry International                                355,502  10,327,333
#*  Kratos Defense & Security Solutions, Inc.               656,148   4,737,389
#*  Lawson Products, Inc.                                   201,534   3,375,694
#*  Layne Christensen Co.                                   504,050   8,780,551
#   LB Foster Co. Class A                                    47,365   2,242,733
#*  LMI Aerospace, Inc.                                     147,008   2,005,189
    LS Starrett Co. (The) Class A                           183,253   2,862,412
#   LSI Industries, Inc.                                    201,707   1,534,990
*   Lydall, Inc.                                            417,771   9,780,019
#*  Magnetek, Inc.                                           29,000     639,450
#   Marten Transport, Ltd.                                  845,591  19,837,565
    Mastech Holdings, Inc.                                   58,730   1,014,854
#   Matson, Inc.                                            841,455  19,934,069
#   McGrath RentCorp                                         94,866   2,995,868
*   Meritor, Inc.                                            76,805     911,675
#*  Metalico, Inc.                                          143,374     220,796
*   Mfri, Inc.                                              204,452   2,226,482
#   Miller Industries, Inc.                                 295,316   5,720,271
#   Mobile Mini, Inc.                                     1,175,105  51,916,139
*   Moog, Inc. Class A                                       43,679   2,858,791
*   MRC Global, Inc.                                        269,216   7,858,415
    Mueller Water Products, Inc. Class A                  3,721,812  33,942,925
#   Multi-Color Corp.                                        26,729     931,506
*   MYR Group, Inc.                                          13,844     324,780
*   Navigant Consulting, Inc.                               676,258  11,361,134
#   NL Industries, Inc.                                     170,882   1,713,946
#   NN, Inc.                                                485,644   9,504,053
*   Northwest Pipe Co.                                      256,151   9,162,521
#*  Ocean Power Technologies, Inc.                           88,447     238,807
*   Orbital Sciences Corp.                                  171,868   5,052,919
*   Orion Energy Systems, Inc.                               96,096     509,309
*   Orion Marine Group, Inc.                                163,723   1,920,471
*   PAM Transportation Services, Inc.                       150,056   3,734,894
*   Park-Ohio Holdings Corp.                                116,265   6,788,713

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Industrials -- (Continued)
*   Patrick Industries, Inc.                                125,616 $ 5,033,433
#*  Patriot Transportation Holding, Inc.                      7,369     257,031
*   PGT, Inc.                                                80,347     799,453
#*  Pike Corp.                                              435,582   4,181,587
#*  PMFG, Inc.                                                7,327      41,544
#*  PowerSecure International, Inc.                         296,322   6,587,238
    Preformed Line Products Co.                              44,160   2,639,002
#   Providence and Worcester Railroad Co.                    88,450   1,542,568
    Quad/Graphics, Inc.                                     180,265   3,902,737
#*  Quality Distribution, Inc.                              162,863   2,047,188
#   Quanex Building Products Corp.                           33,582     632,685
#*  RCM Technologies, Inc.                                  215,529   1,461,287
*   Republic Airways Holdings, Inc.                       1,594,974  13,254,234
    Resources Connection, Inc.                               51,092     695,362
*   Roadrunner Transportation Systems, Inc.                  47,244   1,163,620
#*  RPX Corp.                                                20,706     339,164
    RR Donnelley & Sons Co.                                 156,041   2,746,322
#*  Rush Enterprises, Inc. Class A                          856,868  27,505,463
#*  Rush Enterprises, Inc. Class B                          332,305   9,397,585
*   Saia, Inc.                                              631,194  25,986,257
    Schawk, Inc.                                            121,875   2,437,500
#   Servotronics, Inc.                                       15,025     116,369
    SIFCO Industries, Inc.                                   68,152   2,238,793
    SkyWest, Inc.                                         1,671,434  19,388,634
*   SL Industries, Inc.                                      28,931     795,313
*   Sparton Corp.                                           311,191   8,451,948
    Standex International Corp.                             212,743  12,630,552
#*  Sterling Construction Co., Inc.                         173,748   1,334,385
*   Supreme Industries, Inc. Class A                        176,937   1,003,233
    Sypris Solutions, Inc.                                  278,004     842,352
#   TAL International Group, Inc.                            45,174   1,905,439
#*  Tecumseh Products Co. Class A                           409,492   2,461,047
*   Tecumseh Products Co. Class B                            59,184     345,635
*   Tetra Tech, Inc.                                         68,050   1,950,993
#   Titan International, Inc.                               724,054  12,678,186
#*  Titan Machinery, Inc.                                    70,698   1,247,113
#*  Transcat, Inc.                                           58,439     575,040
#*  TRC Cos., Inc.                                          316,913   1,879,294
#   Trinity Industries, Inc.                                437,767  32,858,791
*   Tutor Perini Corp.                                    1,298,565  38,437,524
#   Twin Disc, Inc.                                          68,541   1,982,891
#*  Ultralife Corp.                                         140,452     505,627
*   Ultrapetrol Bahamas, Ltd.                               242,535     686,374
    UniFirst Corp.                                          144,311  13,888,491
    United Stationers, Inc.                                  46,022   1,727,206
#   Universal Forest Products, Inc.                         619,807  31,294,055
#*  Universal Security Instruments, Inc.                     34,941     146,752
#*  USA Truck, Inc.                                         307,125   5,116,702
*   Versar, Inc.                                             45,303     174,870
    Viad Corp.                                              525,060  12,102,633
*   Virco Manufacturing Corp.                                37,692      82,734
#*  Volt Information Sciences, Inc.                         534,473   4,265,095

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                        SHARES       VALUE+
                                                       --------- --------------
Industrials -- (Continued)
#     VSE Corp.                                            6,654 $      415,675
#     Watts Water Technologies, Inc. Class A             548,845     29,198,554
#     Werner Enterprises, Inc.                           377,582      9,666,099
*     Willdan Group, Inc.                                 38,985        182,060
*     Willis Lease Finance Corp.                         294,405      5,935,205
#*    XPO Logistics, Inc.                                    486         13,190
                                                                 --------------
Total Industrials                                                 1,999,850,908
                                                                 --------------
Information Technology -- (11.8%)
#*    ADDvantage Technologies Group, Inc.                  4,523         15,197
*     Advanced Energy Industries, Inc.                   107,663      2,355,666
#*    Aehr Test Systems                                   54,035        138,330
#*    Aeroflex Holding Corp.                               2,800         21,420
#*    Aetrium, Inc.                                       10,647         53,767
*     Agilysys, Inc.                                     502,038      6,295,557
*     Alpha & Omega Semiconductor, Ltd.                  343,388      2,472,394
#*    Amkor Technology, Inc.                             559,650      4,449,218
#*    ANADIGICS, Inc.                                    251,610        314,513
*     AOL, Inc.                                          463,753     19,853,266
*     ARRIS Group, Inc.                                  171,589      4,476,757
      Astro-Med, Inc.                                    167,804      2,109,296
#*    Audience, Inc.                                      16,244        186,806
*     Autobytel, Inc.                                     55,623        691,950
#*    Aviat Networks, Inc.                             1,151,085      1,738,138
#*    Avid Technology, Inc.                              973,693      7,351,382
      AVX Corp.                                          274,443      3,663,814
#*    Aware, Inc.                                        660,227      3,657,658
*     Axcelis Technologies, Inc.                         487,072        871,859
*     AXT, Inc.                                          210,884        455,509
#     Bel Fuse, Inc. Class A                              14,272        290,578
      Bel Fuse, Inc. Class B                             169,368      3,685,448
*     Benchmark Electronics, Inc.                      2,299,623     53,305,261
#     Black Box Corp.                                    510,256     10,848,043
*     Blonder Tongue Laboratories                         19,745         17,771
#*    Blucora, Inc.                                      964,544     18,567,472
*     Bogen Communications International                  43,300         44,599
(o)   Bogen Corp.                                         43,300             --
#*    BroadVision, Inc.                                   17,915        177,717
#     Brooks Automation, Inc.                          2,044,187     20,912,033
*     Bsquare Corp.                                       74,978        239,930
*     BTU International, Inc.                             17,638         51,679
#*    CACI International, Inc. Class A                   827,960     57,667,414
#*    CalAmp Corp.                                       170,528      3,026,872
*     Cascade Microtech, Inc.                            336,101      3,589,559
*     Checkpoint Systems, Inc.                           465,057      5,938,778
#*    ChyronHego Corp.                                    51,176        122,311
*     CIBER, Inc.                                      2,052,110      8,865,115
#*    Cinedigm Corp.                                     205,377        513,443
#*    Clearfield, Inc.                                    44,712        704,661
*     Coherent, Inc.                                     470,071     28,067,939
#     Cohu, Inc.                                         702,713      7,237,944
(o)#  Commerce One, LLC                                   55,600             --

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE+
                                                         --------- -----------
Information Technology -- (Continued)
#   Communications Systems, Inc.                           153,092 $ 1,850,882
#   Computer Task Group, Inc.                              128,200   2,026,842
    Compuware Corp.                                        138,972   1,439,750
#   Comtech Telecommunications Corp.                       527,830  16,758,603
    Concurrent Computer Corp.                              137,792   1,156,075
#   Convergys Corp.                                      3,909,664  84,214,163
#   CSP, Inc.                                              125,308     949,835
    CTS Corp.                                            1,225,517  21,801,947
#*  CyberOptics Corp.                                      237,710   1,787,579
#*  Data I/O Corp.                                          74,290     193,154
#*  Dataram Corp.                                            2,200       5,896
#*  Demand Media, Inc.                                     229,097     953,044
*   Digi International, Inc.                               714,315   6,328,831
#   Digimarc Corp.                                          29,179     963,491
*   Digital River, Inc.                                    305,449   4,670,315
*   Diodes, Inc.                                           128,370   3,385,117
#*  Dot Hill Systems Corp.                                 388,477   1,604,410
*   DSP Group, Inc.                                        549,920   4,377,363
#   EarthLink Holdings Corp.                             2,799,073   9,544,839
#*  Eastman Kodak Co.                                        1,200      35,844
#*  Echelon Corp.                                            7,911      20,490
*   Edgewater Technology, Inc.                             298,591   2,114,024
#   Electro Rent Corp.                                     545,049   8,802,541
#   Electro Scientific Industries, Inc.                    897,364   7,609,647
*   Electronics for Imaging, Inc.                          927,043  35,032,955
*   Emcore Corp.                                            51,228     247,431
*   Emulex Corp.                                         1,351,095   9,660,329
#*  Entropic Communications, Inc.                          332,458   1,226,770
    EPIQ Systems, Inc.                                     334,773   4,281,747
*   ePlus, Inc.                                            270,502  13,535,920
#*  Exar Corp.                                             943,449  10,208,118
#*  Fabrinet                                                16,235     350,676
#*  Fairchild Semiconductor International, Inc.          3,649,415  46,457,053
#*  First Solar, Inc.                                      140,736   9,498,273
*   FormFactor, Inc.                                     1,036,231   5,958,328
*   Frequency Electronics, Inc.                            218,323   2,326,232
*   Giga-tronics, Inc.                                      10,700      12,840
#*  GigOptix, Inc.                                          21,536      34,242
#*  GSE Systems, Inc.                                       19,948      34,909
*   GSI Group, Inc.                                         20,292     246,345
#*  GSI Technology, Inc.                                     6,651      42,234
    Hackett Group, Inc. (The)                              192,050   1,152,300
*   Harmonic, Inc.                                       1,099,288   7,727,995
#*  Hutchinson Technology, Inc.                            677,548   1,883,583
#*  ID Systems, Inc.                                       153,839     866,114
#*  Identive Group, Inc.                                   104,300      88,655
#*  II-VI, Inc.                                             98,251   1,414,814
*   Ikanos Communications, Inc.                            128,006      76,164
#*  Imation Corp.                                        1,427,295   6,165,914
*   Insight Enterprises, Inc.                            1,058,603  27,650,710
*   Integrated Silicon Solution, Inc.                      424,801   6,142,622
#*  Internap Network Services Corp.                        595,572   4,002,244

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
#*  International Rectifier Corp.                         1,565,384 $40,762,599
*   Internet Patents Corp.                                   16,755      53,784
#*  Interphase Corp.                                         78,699     428,910
    Intersil Corp. Class A                                2,056,417  25,376,186
*   Intevac, Inc.                                           163,070   1,312,714
*   IntraLinks Holdings, Inc.                               248,481   2,273,601
#*  IntriCon Corp.                                           44,161     291,904
#*  iPass, Inc.                                             171,694     278,144
*   Iteris, Inc.                                            107,467     208,486
#*  Itron, Inc.                                             121,686   4,624,068
*   Ixia                                                     12,657     157,200
    IXYS Corp.                                               35,661     384,782
#*  Kemet Corp.                                             201,409   1,009,059
*   Key Tronic Corp.                                        351,713   3,685,952
#*  Kopin Corp.                                               5,300      17,278
*   Kulicke & Soffa Industries, Inc.                      1,235,854  18,179,412
*   KVH Industries, Inc.                                        800      10,808
*   Lattice Semiconductor Corp.                             727,951   6,129,347
#   Lexmark International, Inc. Class A                     335,000  14,405,000
*   LGL Group, Inc. (The)                                     8,402      41,170
#*  Limelight Networks, Inc.                                167,925     347,605
*   Lionbridge Technologies, Inc.                            65,229     383,547
*   LoJack Corp.                                            138,946     787,824
*   LTX-Credence Corp.                                       89,918     865,910
*   Magnachip Semiconductor Corp.                             5,800      81,200
#*  Management Network Group, Inc.                           10,673      43,653
#   ManTech International Corp. Class A                     334,139   9,967,366
#   Marchex, Inc. Class B                                   255,488   2,363,264
#*  Maxwell Technologies, Inc.                               27,419     412,930
*   Mercury Systems, Inc.                                    95,312   1,330,556
    Methode Electronics, Inc.                               787,880  21,855,791
#   MKS Instruments, Inc.                                 1,392,090  39,187,334
#*  ModusLink Global Solutions, Inc.                        838,727   3,388,457
*   Monster Worldwide, Inc.                               2,264,614  15,603,190
#*  MoSys, Inc.                                             144,081     563,357
*   Multi-Fineline Electronix, Inc.                           6,091      75,407
*   NAPCO Security Technologies, Inc.                        42,075     245,718
*   NCI, Inc. Class A                                         7,285      72,631
#*  NeoPhotonics Corp.                                       22,098     127,505
#*  NETGEAR, Inc.                                           313,105  10,113,292
*   Newport Corp.                                         1,041,072  19,447,225
#*  Novatel Wireless, Inc.                                  231,558     419,120
#*  Numerex Corp. Class A                                    89,013     912,383
*   Oclaro, Inc.                                            318,679   1,083,509
#*  OmniVision Technologies, Inc.                         1,595,054  31,151,405
*   Omtool, Ltd.                                             16,864      42,244
#*  Oplink Communications, Inc.                             187,777   3,218,498
#   Optical Cable Corp.                                     169,845     643,713
*   PAR Technology Corp.                                    147,203     710,991
    PC Connection, Inc.                                     869,589  17,400,476
    PC-Tel, Inc.                                            613,025   5,057,456
#*  PCM, Inc.                                               204,946   2,135,537

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
*   PDF Solutions, Inc.                                     225,405 $ 4,230,852
#   Perceptron, Inc.                                        195,775   2,310,145
*   Pericom Semiconductor Corp.                             531,128   4,286,203
#*  Photronics, Inc.                                      1,812,534  15,732,795
#*  Planar Systems, Inc.                                    427,186     939,809
*   Plexus Corp.                                             27,983   1,173,047
*   Polycom, Inc.                                         2,778,657  34,177,481
#*  PRGX Global, Inc.                                         7,528      48,405
*   QLogic Corp.                                          1,324,791  15,341,080
#*  Qualstar Corp.                                          379,283     572,717
*   QuinStreet, Inc.                                         34,108     208,059
*   Qumu Corp.                                               35,376     475,807
#*  Radisys Corp.                                           233,276     746,483
*   RealNetworks, Inc.                                      671,606   5,063,909
#*  Reis, Inc.                                              331,936   5,463,667
#*  Relm Wireless Corp.                                     130,663     420,735
#   RF Industries, Ltd.                                      63,374     387,215
#   Richardson Electronics, Ltd.                            437,510   4,383,850
#*  Rofin-Sinar Technologies, Inc.                           74,187   1,646,951
*   Rogers Corp.                                              1,159      69,563
*   Rovi Corp.                                            1,115,142  24,856,515
#*  Rudolph Technologies, Inc.                              144,726   1,318,454
#*  Sanmina Corp.                                         1,768,789  35,817,977
*   ScanSource, Inc.                                        103,496   3,975,281
*   Seachange International, Inc.                           576,574   5,402,498
*   Selectica, Inc.                                           3,912      23,276
#*  Sevcon, Inc.                                              2,400      26,136
*   Sigma Designs, Inc.                                     762,286   2,873,818
#*  Sigmatron International, Inc.                            16,500     170,280
#*  Smith Micro Software, Inc.                                6,955      11,545
*   Spansion, Inc. Class A                                1,014,477  18,088,125
#*  Speed Commerce, Inc.                                     54,871     181,074
*   StarTek, Inc.                                           236,335   1,642,528
#*  SunPower Corp.                                          469,996  15,707,266
#*  Super Micro Computer, Inc.                               52,348   1,065,805
#*  support.com, Inc.                                       814,775   2,012,494
#*  Sykes Enterprises, Inc.                                 343,513   6,798,122
#*  Synacor, Inc.                                             5,200      12,324
*   SYNNEX Corp.                                          1,217,746  82,051,726
*   Tech Data Corp.                                         947,224  59,192,028
#*  TechTarget, Inc.                                          9,581      61,510
#*  TeleCommunication Systems, Inc. Class A                 970,193   2,473,992
*   Telenav, Inc.                                            64,569     395,808
#   Tessco Technologies, Inc.                                73,369   2,413,106
#   Tessera Technologies, Inc.                               11,352     248,949
#   TheStreet, Inc.                                         453,355   1,165,122
*   Trio Tech International                                  39,533     124,331
*   TriQuint Semiconductor, Inc.                          3,614,088  51,247,768
*   TSR, Inc.                                                 1,145       3,469
#*  TTM Technologies, Inc.                                  605,135   4,774,515
*   Ultra Clean Holdings, Inc.                              158,207   1,347,924
#*  Ultratech, Inc.                                          10,569     281,347

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                        SHARES       VALUE+
                                                       --------- --------------
Information Technology -- (Continued)
    United Online, Inc.                                  387,832 $    4,595,809
#*  UTStarcom Holdings Corp.                             138,395        427,641
*   VeriFone Systems, Inc.                               245,782      8,218,950
#*  Viasystems Group, Inc.                               565,834      6,801,325
*   Vicon Industries, Inc.                               102,175        298,351
*   Video Display Corp.                                    5,282         18,329
#   Vishay Intertechnology, Inc.                       4,983,062     70,859,142
*   Vishay Precision Group, Inc.                         372,658      6,048,239
#*  Westell Technologies, Inc. Class A                    82,538        269,074
#*  Wireless Telecom Group, Inc.                         137,594        326,098
#*  Zygo Corp.                                           411,660      7,920,338
#*  Zynga, Inc. Class A                                2,042,087      8,270,452
                                                                 --------------
Total Information Technology                                      1,511,134,395
                                                                 --------------
Materials -- (5.1%)
    A Schulman, Inc.                                     630,670     22,653,666
#*  Allied Nevada Gold Corp.                             632,202      2,143,165
#*  AM Castle & Co.                                      642,190      7,886,093
*   American Biltrite, Inc.                                  110         46,200
#   Ampco-Pittsburgh Corp.                                53,988      1,081,380
#   Axiall Corp.                                         376,421     17,541,219
#   Cabot Corp.                                           25,654      1,482,801
#*  Century Aluminum Co.                               2,669,590     36,706,862
#   Chase Corp.                                            1,380         42,973
*   Clearwater Paper Corp.                                 6,765        415,303
*   Codexis, Inc.                                          2,273          3,864
#*  Coeur Mining, Inc.                                 2,339,118     20,256,762
    Commercial Metals Co.                              2,245,753     43,118,458
*   Continental Materials Corp.                           13,260        245,376
*   Core Molding Technologies, Inc.                      198,499      2,383,973
    Domtar Corp.                                          66,713      6,228,326
*   Ferro Corp.                                          133,773      1,736,374
    Friedman Industries, Inc.                            179,533      1,540,393
#*  Golden Minerals Co.                                   12,380          8,666
*   Graphic Packaging Holding Co.                      5,789,957     59,404,959
    Greif, Inc. Class A                                   35,061      1,899,956
#   Haynes International, Inc.                             1,378         73,103
*   Headwaters, Inc.                                     652,631      8,144,835
#   Hecla Mining Co.                                     439,274      1,348,571
#*  Horsehead Holding Corp.                              758,895     11,831,173
#*  Intrepid Potash, Inc.                                 19,516        318,111
#   Kaiser Aluminum Corp.                                623,602     43,901,581
*   KapStone Paper and Packaging Corp.                   278,366      7,343,295
#   KMG Chemicals, Inc.                                    1,674         26,131
*   Kraton Performance Polymers, Inc.                    215,313      5,608,904
*   Landec Corp.                                         662,131      7,852,874
#*  Louisiana-Pacific Corp.                            4,511,484     73,943,223
#*  LSB Industries, Inc.                                  30,602      1,168,690
    Materion Corp.                                        74,978      2,523,010
#*  McEwen Mining, Inc.                                  422,505      1,014,012
#*  Mercer International, Inc.                           451,826      3,741,119
#*  Mines Management, Inc.                               118,526        150,528

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Materials -- (Continued)
      Myers Industries, Inc.                               500,577 $  9,360,790
      Noranda Aluminum Holding Corp.                       486,398    1,726,713
#*    Northern Technologies International Corp.              3,305       69,901
#     Olin Corp.                                           596,386   16,758,447
#     Olympic Steel, Inc.                                  293,381    7,733,523
#     OM Group, Inc.                                     1,035,713   30,336,034
#*    Penford Corp.                                        256,129    3,227,225
      PH Glatfelter Co.                                  1,166,261   29,762,981
      PolyOne Corp.                                        311,293   11,664,149
*     Resolute Forest Products, Inc.                       394,575    7,039,218
#*    RTI International Metals, Inc.                       982,778   27,675,028
#     Schnitzer Steel Industries, Inc. Class A             643,878   18,073,655
#*    Stillwater Mining Co.                              1,673,650   26,410,197
*     SunCoke Energy, Inc.                                 412,275    8,604,179
#     Synalloy Corp.                                        40,252      623,906
#*    Texas Industries, Inc.                                53,540    4,641,918
      Tredegar Corp.                                     1,193,213   24,830,762
#     Tronox, Ltd. Class A                                 447,263   10,957,943
#*    Universal Stainless & Alloy Products, Inc.           130,617    4,687,844
#     Wausau Paper Corp.                                   369,974    4,424,889
*     Webco Industries, Inc.                                 9,290      975,450
      Westlake Chemical Corp.                              170,594   12,146,293
#     Zep, Inc.                                              1,027       17,757
                                                                   ------------
Total Materials                                                     657,564,731
                                                                   ------------
Other -- (0.0%)
(o)*  Allen Organ Co. Escrow Shares                          4,900           --
(o)*  Big 4 Ranch, Inc.                                     73,300           --
(o)*  Concord Camera Corp. Escrow Shares                    95,952           --
(o)*  First Commerce Bancorp Escrow Shares                  70,003           --
(o)*  Gerber Scientific, Inc. Escrow Shares                525,910           --
(o)*  Petrocorp, Inc. Escrow Shares                        102,600           --
                                                                   ------------
Total Other                                                                  --
                                                                   ------------
Real Estate Investment Trusts -- (0.1%)
      Geo Group, Inc. (The)                                308,608   10,347,626
      Parkway Properties, Inc.                               1,112       20,973
                                                                   ------------
Total Real Estate Investment Trusts                                  10,368,599
                                                                   ------------
Telecommunication Services -- (0.2%)
#*    Alaska Communications Systems Group, Inc.             26,960       50,954
      Atlantic Tele-Network, Inc.                           10,278      608,149
#*    Boingo Wireless, Inc.                                 33,955      224,103
*     Cincinnati Bell, Inc.                                851,428    2,852,284
#*    General Communication, Inc. Class A                  165,234    1,725,043
#*    Hawaiian Telcom Holdco, Inc.                          10,101      268,889
#     HC2 Holdings, Inc.                                    10,700       42,051
      IDT Corp. Class B                                     19,306      305,807
#*    Iridium Communications, Inc.                       1,442,170    9,619,274
#*    ORBCOMM, Inc.                                      1,080,553    6,775,067
#*    Premiere Global Services, Inc.                         3,776       48,031

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                      SHARES        VALUE+
                                                    ----------- ---------------
Telecommunication Services -- (Continued)
#      Shenandoah Telecommunications Co.                    867 $        24,302
#*     Straight Path Communications, Inc. Class B         9,653          67,571
       Telephone & Data Systems, Inc.                   112,580       3,061,050
       USA Mobility, Inc.                               130,317       2,232,330
                                                                ---------------
Total Telecommunication Services                                     27,904,905
                                                                ---------------
Utilities -- (0.1%)
#      Atlantic Power Corp.                              35,369         105,046
#      Consolidated Water Co., Ltd.                     146,640       1,703,957
*      Genie Energy, Ltd. Class B                        32,852         266,101
#      Ormat Technologies, Inc.                         185,884       4,959,385
       SJW Corp.                                         16,389         446,273
                                                                ---------------
Total Utilities                                                       7,480,762
                                                                ---------------
TOTAL COMMON STOCKS                                              10,732,198,544
                                                                ---------------
PREFERRED STOCKS -- (0.0%)
Other -- (0.0%)
(o)*   Enron TOPRS Escrow Shares                         34,332              --
                                                                ---------------
RIGHTS/WARRANTS -- (0.0%)
(o)*   Capital Bank Corp. Contingent Value Rights        45,703              --
(o)*   CSF Holding, Inc. Litigation Rights               40,500              --
(o)*   Leap Wireless International, Inc.
         Contingent Value Rights                        978,534       2,465,906
(o)*   LGL Group, Inc. (The) Warrants 08/06/18           42,010           2,521
(o)#*  Magnum Hunter Resources Corp. Warrants
         04/15/16                                        40,956              --
(o)#*  PhotoMedex, Inc. Contingent Value Warrants
         12/13/14                                        10,016              --
(o)*   U.S. Concrete, Inc. Warrants Class A
         08/31/17                                        24,689         149,368
(o)*   U.S. Concrete, Inc. Warrants Class B
         08/31/17                                        24,689          98,756
                                                                ---------------
TOTAL RIGHTS/WARRANTS                                                 2,716,551
                                                                ---------------
TEMPORARY CASH INVESTMENTS -- (1.0%)
       State Street Institutional Liquid
         Reserves, 0.074%                           131,694,550     131,694,550
                                                                ---------------

                                                      SHARES/
                                                       FACE
                                                      AMOUNT
                                                       (000)
                                                    -----------
SECURITIES LENDING COLLATERAL -- (15.1%)
(S)@   DFA Short Term Investment Fund               166,620,285   1,927,796,697
                                                                ---------------
TOTAL INVESTMENTS -- (100.0%) (Cost $9,487,737,808)             $12,794,406,342
                                                                ===============

U.S. SMALL CAP VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                       -------------------------------------------------------
                           LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                       ---------------  -------------- ------- ---------------
 Common Stocks
    Consumer
      Discretionary    $ 1,567,239,203  $       12,282   --    $ 1,567,251,485
    Consumer Staples       327,337,122              --   --        327,337,122
    Energy               1,302,552,101              --   --      1,302,552,101
    Financials           2,754,809,216          49,903   --      2,754,859,119
    Health Care            564,629,295       1,265,122   --        565,894,417
    Industrials          1,999,841,403           9,505   --      1,999,850,908
    Information
      Technology         1,511,134,395              --   --      1,511,134,395
    Materials              657,564,731              --   --        657,564,731
    Other                           --              --   --                 --
    Real Estate
      Investment
      Trusts                10,368,599              --   --         10,368,599
    Telecommunication
      Services              27,904,905              --   --         27,904,905
    Utilities                7,480,762              --   --          7,480,762
 Preferred Stocks
    Other                           --              --   --                 --
 Rights/Warrants                    --       2,716,551   --          2,716,551
 Temporary Cash
   Investments             131,694,550              --   --        131,694,550
 Securities Lending
   Collateral                       --   1,927,796,697   --      1,927,796,697
 Futures Contracts**        (4,123,080)             --   --         (4,123,080)
                       ---------------  --------------   --    ---------------
 TOTAL                 $10,858,433,202  $1,931,850,060   --    $12,790,283,262
                       ===============  ==============   ==    ===============

** Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment. (Note H)

                         U.S. CORE EQUITY 1 PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                            SHARES    VALUE+
                                                            ------- -----------
COMMON STOCKS -- (91.7%)

Consumer Discretionary -- (12.7%)
*   1-800-Flowers.com, Inc. Class A                          25,370 $   138,267
#   Aaron's, Inc.                                            73,718   2,172,469
#   Abercrombie & Fitch Co. Class A                          70,622   2,596,065
    Advance Auto Parts, Inc.                                 46,700   5,664,243
#*  Aeropostale, Inc.                                        58,751     291,992
    AH Belo Corp. Class A                                    15,518     178,612
*   Amazon.com, Inc.                                        117,726  35,804,008
#*  Ambassadors Group, Inc.                                   8,122      34,437
*   AMC Networks, Inc. Class A                               49,532   3,252,766
    AMCON Distributing Co.                                      247      19,874
#*  America's Car-Mart, Inc.                                  8,261     298,553
*   American Axle & Manufacturing Holdings, Inc.             60,499   1,067,807
#   American Eagle Outfitters, Inc.                         137,716   1,591,997
#*  American Public Education, Inc.                          17,979     622,073
*   ANN, Inc.                                                55,008   2,155,764
*   Apollo Education Group, Inc. Class A                    161,621   4,664,382
#   Arctic Cat, Inc.                                         12,176     497,877
    Ark Restaurants Corp.                                     2,510      53,287
*   Asbury Automotive Group, Inc.                            27,819   1,717,545
*   Ascena Retail Group, Inc.                               165,300   2,843,160
#*  Ascent Capital Group, Inc. Class A                       14,541     999,985
#   Autoliv, Inc.                                            73,971   7,543,563
*   AutoNation, Inc.                                         46,142   2,445,065
*   AutoZone, Inc.                                           11,997   6,405,078
*   Ballantyne Strong, Inc.                                  10,077      45,548
#*  Bally Technologies, Inc.                                 27,844   1,812,923
#*  Barnes & Noble, Inc.                                     56,152     920,893
#   Bassett Furniture Industries, Inc.                        7,766     107,093
    Beasley Broadcasting Group, Inc. Class A                  3,374      25,980
*   Beazer Homes USA, Inc.                                   11,219     212,712
#   bebe stores, Inc.                                        79,073     399,319
*   Bed Bath & Beyond, Inc.                                  60,100   3,734,013
#   Best Buy Co., Inc.                                      199,785   5,180,425
#   Big 5 Sporting Goods Corp.                               22,121     270,097
*   Big Lots, Inc.                                           46,275   1,827,863
*   Biglari Holdings, Inc.                                    1,548     664,123
#*  BJ's Restaurants, Inc.                                   25,871     738,617
#*  Blue Nile, Inc.                                           7,692     267,143
#   Blyth, Inc.                                              11,136     104,344
#   Bob Evans Farms, Inc.                                    26,941   1,262,725
#*  Body Central Corp.                                        9,690      10,078
#   Bon-Ton Stores, Inc. (The)                               13,310     146,410
*   Books-A-Million, Inc.                                     9,373      22,120
    BorgWarner, Inc.                                         91,298   5,673,258
#   Bowl America, Inc. Class A                                1,576      23,207
#*  Boyd Gaming Corp.                                        47,548     562,017
*   Bravo Brio Restaurant Group, Inc.                        14,723     220,403
#*  Bridgepoint Education, Inc.                              44,168     700,063
    Brinker International, Inc.                              50,626   2,487,762
    Brown Shoe Co., Inc.                                     43,207   1,019,253
    Brunswick Corp.                                          46,904   1,885,072

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#   Buckle, Inc. (The)                                       23,083 $ 1,084,670
*   Buffalo Wild Wings, Inc.                                 20,055   2,930,437
*   Build-A-Bear Workshop, Inc.                              13,537     151,885
#*  Cabela's, Inc.                                           53,932   3,538,479
#   Cablevision Systems Corp. Class A                       173,327   2,894,561
#*  Cache, Inc.                                              12,441      33,093
#*  Caesars Acquisition Co. Class A                          63,258     797,051
#*  Caesars Entertainment Corp.                              70,116   1,295,043
#   Callaway Golf Co.                                        74,527     649,130
*   Cambium Learning Group, Inc.                             45,231     101,317
*   Canterbury Park Holding Corp.                             2,402      27,023
#   Capella Education Co.                                    14,090     822,292
*   Career Education Corp.                                   69,693     503,183
#*  CarMax, Inc.                                             77,932   3,411,863
*   Carmike Cinemas, Inc.                                    22,920     679,807
    Carnival Corp.                                          139,507   5,484,020
#   Carriage Services, Inc.                                  12,876     207,175
#*  Carrols Restaurant Group, Inc.                           22,276     149,472
#   Carter's, Inc.                                           46,502   3,425,337
#   Cato Corp. (The) Class A                                 27,700     789,173
*   Cavco Industries, Inc.                                    6,903     538,089
    CBS Corp. Class A                                         9,684     563,125
    CBS Corp. Class B                                       161,638   9,336,211
#*  Central European Media Enterprises, Ltd. Class A         30,475      83,502
#*  Charles & Colvard, Ltd.                                  17,475      37,921
*   Charter Communications, Inc. Class A                     37,866   5,131,979
#   Cheesecake Factory, Inc. (The)                           56,217   2,523,581
    Cherokee, Inc.                                            3,363      46,645
    Chico's FAS, Inc.                                       170,936   2,714,464
#   Children's Place Retail Stores, Inc. (The)               28,532   1,369,536
*   Chipotle Mexican Grill, Inc.                             11,700   5,832,450
#   Choice Hotels International, Inc.                        47,507   2,098,859
*   Christopher & Banks Corp.                                19,052     118,884
    Churchill Downs, Inc.                                    17,380   1,526,485
#   Cinemark Holdings, Inc.                                 101,535   3,007,467
*   Citi Trends, Inc.                                        14,593     247,935
    Clear Channel Outdoor Holdings, Inc. Class A             33,565     269,191
    Coach, Inc.                                             162,767   7,267,547
*   Coast Distribution System, Inc. (The)                       890       2,848
*   Cobra Electronics Corp.                                   4,559      15,045
#   Collectors Universe, Inc.                                 3,602      84,575
    Columbia Sportswear Co.                                  30,427   2,616,113
    Comcast Corp. Class A                                   754,125  39,033,510
    Comcast Corp. Special Class A                           168,043   8,575,234
#*  Conn's, Inc.                                             29,186   1,290,897
#   Cooper Tire & Rubber Co.                                 56,307   1,416,121
    Core-Mark Holding Co., Inc.                              11,801     950,453
#*  Corinthian Colleges, Inc.                                82,909      95,345
#   Cracker Barrel Old Country Store, Inc.                   30,484   2,888,054
*   Crocs, Inc.                                              74,760   1,131,119
#*  Crown Media Holdings, Inc. Class A                       16,884      60,445
    CSS Industries, Inc.                                      2,658      63,712

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#      CST Brands, Inc.                                      37,455 $ 1,222,157
       CTC Media, Inc.                                      156,776   1,359,248
       Culp, Inc.                                            10,739     193,839
*      Cumulus Media, Inc. Class A                           66,466     426,047
#      Dana Holding Corp.                                   146,589   3,103,289
#      Darden Restaurants, Inc.                              65,324   3,247,256
#*     Deckers Outdoor Corp.                                 27,788   2,193,863
#*     dELiA*s, Inc.                                          2,914       2,462
       Delphi Automotive P.L.C.                              97,131   6,492,236
#*     Delta Apparel, Inc.                                    6,441      98,096
       Destination Maternity Corp.                           10,940     269,780
#*     Destination XL Group, Inc.                            50,786     274,244
#      DeVry Education Group, Inc.                           68,646   3,091,129
*      DGSE Cos., Inc.                                        3,733      10,004
       Dick's Sporting Goods, Inc.                           37,524   1,976,014
       Dillard's, Inc. Class A                               42,148   4,127,554
       DineEquity, Inc.                                      18,961   1,437,433
*      DIRECTV                                              130,949  10,161,642
*      Discovery Communications, Inc. Class A                36,788   2,792,209
*      Discovery Communications, Inc. Class B                 1,400     105,168
*      Discovery Communications, Inc. Class C                22,092   1,549,312
*      DISH Network Corp. Class A                            59,822   3,401,479
*      Dixie Group, Inc. (The)                                4,689      70,663
*      Dollar General Corp.                                  84,940   4,794,014
*      Dollar Tree, Inc.                                     81,910   4,265,054
       Domino's Pizza, Inc.                                  45,406   3,377,298
#*     Dorman Products, Inc.                                 29,627   1,705,034
*      Dover Downs Gaming & Entertainment, Inc.               8,520      12,354
       Dover Motorsports, Inc.                                3,182       7,446
#      DR Horton, Inc.                                      219,609   4,892,889
#*     DreamWorks Animation SKG, Inc. Class A                78,702   1,891,209
       Drew Industries, Inc.                                 18,796     945,815
       DSW, Inc. Class A                                     74,048   2,472,463
#      Dunkin' Brands Group, Inc.                            94,117   4,283,265
#*     Education Management Corp.                            52,147     207,024
       Educational Development Corp.                          1,932       7,496
       Einstein Noah Restaurant Group, Inc.                  11,040     169,574
*      Emerson Radio Corp.                                   14,810      30,064
#*     Entercom Communications Corp. Class A                 23,008     248,486
#      Entravision Communications Corp. Class A              41,298     219,292
#      Escalade, Inc.                                         5,323      78,355
#      Ethan Allen Interiors, Inc.                           20,924     508,035
#*     Ever-Glory International Group, Inc.                   1,700      12,580
*      EW Scripps Co. Class A                                41,271     706,972
       Expedia, Inc.                                         69,202   4,912,650
*      Express, Inc.                                         67,193     979,002
(o)#*  FAB Universal Corp.                                   12,591      28,997
       Family Dollar Stores, Inc.                            39,470   2,318,862
#*     Famous Dave's Of America, Inc.                         4,605     121,986
#*     Federal-Mogul Holdings Corp.                          85,960   1,480,231
*      Fiesta Restaurant Group, Inc.                         16,627     608,714
       Finish Line, Inc. (The) Class A                       55,892   1,538,707

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#*  Flanigan's Enterprises, Inc.                                300 $     4,185
    Flexsteel Industries, Inc.                                3,267     112,123
    Foot Locker, Inc.                                       158,387   7,369,747
    Ford Motor Co.                                          900,080  14,536,292
*   Fossil Group, Inc.                                       21,765   2,321,237
#   Fred's, Inc. Class A                                     30,384     553,596
    Frisch's Restaurants, Inc.                                2,853      67,559
#*  FTD Cos., Inc.                                           18,181     551,612
#*  Fuel Systems Solutions, Inc.                             18,605     194,980
#*  Full House Resorts, Inc.                                  8,200      16,359
#*  G-III Apparel Group, Ltd.                                18,232   1,308,511
*   Gaiam, Inc. Class A                                       8,701      64,213
#   GameStop Corp. Class A                                  118,086   4,685,652
#*  Gaming Partners International Corp.                       4,515      38,152
    Gannett Co., Inc.                                       207,876   5,647,991
    Gap, Inc. (The)                                         247,999   9,746,361
#   Garmin, Ltd.                                            129,864   7,415,234
*   Geeknet, Inc.                                             3,235      47,878
    General Motors Co.                                      439,969  15,170,131
#*  Genesco, Inc.                                            27,129   2,071,842
    Gentex Corp.                                            125,209   3,589,742
*   Gentherm, Inc.                                           36,001   1,308,636
#   Genuine Parts Co.                                        47,517   4,139,681
    GNC Holdings, Inc. Class A                              103,249   4,646,205
    Goodyear Tire & Rubber Co. (The)                        176,393   4,445,104
#   Gordmans Stores, Inc.                                     9,185      41,241
    Graham Holdings Co. Class B                               7,010   4,705,322
*   Grand Canyon Education, Inc.                             31,853   1,373,501
#*  Gray Television, Inc.                                    63,627     715,804
#*  Gray Television, Inc. Class A                               600       5,553
#   Group 1 Automotive, Inc.                                 30,049   2,167,434
#*  Groupon, Inc.                                           459,287   3,210,416
#   Guess?, Inc.                                             78,673   2,117,090
    H&R Block, Inc.                                         172,262   4,895,686
*   Hallwood Group, Inc. (The)                                  252       3,090
*   Hampshire Group, Ltd.                                       689       2,653
    Hanesbrands, Inc.                                        68,346   5,610,523
    Harley-Davidson, Inc.                                    90,989   6,727,727
    Harman International Industries, Inc.                    58,831   6,448,466
#   Harte-Hanks, Inc.                                        57,135     459,365
#   Hasbro, Inc.                                             47,397   2,619,158
*   Hastings Entertainment, Inc.                              1,400       4,130
    Haverty Furniture Cos., Inc.                             19,358     494,403
#   Haverty Furniture Cos., Inc. Class A                      1,608      41,133
*   Helen of Troy, Ltd.                                      32,270   2,023,329
#*  hhgregg, Inc.                                            27,171     234,214
#*  Hibbett Sports, Inc.                                     20,630   1,110,926
    Hillenbrand, Inc.                                        50,835   1,545,384
*   Hollywood Media Corp.                                     3,425       4,281
    Home Depot, Inc. (The)                                  418,549  33,278,831
*   HomeAway, Inc.                                           58,166   1,897,375
#   Hooker Furniture Corp.                                    9,849     136,409

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                           SHARES    VALUE+
                                                           ------- -----------
Consumer Discretionary -- (Continued)
#*  Hovnanian Enterprises, Inc. Class A                     11,285 $    50,331
    HSN, Inc.                                               45,931   2,665,835
*   Hyatt Hotels Corp. Class A                              32,938   1,853,751
#*  Iconix Brand Group, Inc.                                60,513   2,571,802
    International Game Technology                          213,851   2,683,830
#   International Speedway Corp. Class A                    25,489     801,374
    Interpublic Group of Cos., Inc. (The)                  240,891   4,196,321
#   Interval Leisure Group, Inc.                            49,216   1,268,296
#*  iRobot Corp.                                            22,770     762,795
#*  Isle of Capri Casinos, Inc.                             34,443     234,212
#*  ITT Educational Services, Inc.                           8,984     242,568
*   Jack in the Box, Inc.                                   54,953   2,942,184
#   JAKKS Pacific, Inc.                                     12,915     113,135
*   Jarden Corp.                                            49,450   2,826,067
#*  JC Penney Co., Inc.                                    124,572   1,061,353
    John Wiley & Sons, Inc. Class A                         46,295   2,660,111
    John Wiley & Sons, Inc. Class B                          4,638     272,645
    Johnson Controls, Inc.                                 217,303   9,809,057
#   Johnson Outdoors, Inc. Class A                           8,183     171,270
*   Jos A Bank Clothiers, Inc.                              31,210   2,014,606
*   Journal Communications, Inc. Class A                    44,742     358,831
#*  K12, Inc.                                               29,920     708,506
*   Kate Spade & Co.                                        99,640   3,464,483
#   KB Home                                                 62,897   1,038,429
*   Kirkland's, Inc.                                        14,248     243,783
    Kohl's Corp.                                           180,516   9,890,472
*   Kona Grill, Inc.                                         4,321     101,327
    Koss Corp.                                               1,533       7,082
#*  Krispy Kreme Doughnuts, Inc.                            52,657     923,604
    L Brands, Inc.                                         126,640   6,863,888
    La-Z-Boy, Inc.                                          47,258   1,145,061
*   Lakeland Industries, Inc.                                3,968      28,173
*   Lamar Advertising Co. Class A                           69,020   3,445,478
#*  Lands' End, Inc.                                        22,424     620,024
    Las Vegas Sands Corp.                                  186,495  14,757,349
*   Lazare Kaplan International, Inc.                        1,600       3,160
*   LeapFrog Enterprises, Inc.                              38,081     260,855
    Lear Corp.                                              81,440   6,764,406
#*  Learning Tree International, Inc.                        6,151      18,761
#*  Lee Enterprises, Inc.                                   20,446      82,193
#   Leggett & Platt, Inc.                                   99,483   3,269,011
#   Lennar Corp. Class A                                   110,902   4,279,708
    Lennar Corp. Class B                                    17,482     568,515
*   Libbey, Inc.                                            12,000     320,040
*   Liberty Global P.L.C. Class A                           53,944   2,148,050
*   Liberty Global P.L.C. Class B                              488      19,496
*   Liberty Global P.L.C. Class C                          138,054   5,305,415
*   Liberty Interactive Corp. Class A                      360,336  10,471,364
*   Liberty Interactive Corp. Class B                        6,948     209,309
*   Liberty Media Corp. Class A                             82,494  10,700,297
*   Liberty Media Corp. Class B                              2,392     300,064
*   Liberty Ventures Series A                               71,392   4,143,592

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
*   Liberty Ventures Series B                                   694 $    41,359
#*  Life Time Fitness, Inc.                                  42,597   2,044,656
#   Lifetime Brands, Inc.                                    10,549     201,486
*   LIN Media LLC Class A                                    33,177     777,337
#   Lincoln Educational Services Corp.                       13,802      56,312
#   Lions Gate Entertainment Corp.                           53,677   1,424,051
    Lithia Motors, Inc. Class A                              18,568   1,379,231
*   Live Nation Entertainment, Inc.                         205,595   4,292,824
*   LKQ Corp.                                               152,344   4,436,257
*   Loral Space & Communications, Inc.                       14,301   1,029,529
    Lowe's Cos., Inc.                                       370,363  17,003,365
#*  Luby's, Inc.                                             19,164     103,869
#*  Lululemon Athletica, Inc.                                34,553   1,587,019
#*  Lumber Liquidators Holdings, Inc.                        22,193   1,934,342
*   M/I Homes, Inc.                                          20,804     463,305
    Macy's, Inc.                                            207,226  11,900,989
*   Madison Square Garden Co. (The) Class A                  62,809   3,429,371
    Marcus Corp. (The)                                       15,379     257,291
#   Marine Products Corp.                                    20,779     147,531
#*  MarineMax, Inc.                                          24,136     387,624
#   Marriott International, Inc. Class A                    110,070   6,376,355
*   Marriott Vacations Worldwide Corp.                       17,108     932,044
#*  Martha Stewart Living Omnimedia, Inc. Class A            35,026     136,952
    Mattel, Inc.                                            102,700   4,027,380
    Matthews International Corp. Class A                     26,850   1,083,398
#*  Mattress Firm Holding Corp.                               1,120      50,613
#*  McClatchy Co. (The) Class A                              50,664     277,639
    McDonald's Corp.                                        366,308  37,136,305
#   MDC Holdings, Inc.                                       44,183   1,219,451
#*  Media General, Inc. Class A                              15,715     240,754
    Men's Wearhouse, Inc. (The)                              47,117   2,232,403
#   Meredith Corp.                                           39,277   1,730,937
*   Meritage Homes Corp.                                     33,812   1,304,467
*   MGM Resorts International                               356,931   9,005,369
*   Michael Kors Holdings, Ltd.                              88,980   8,114,976
#*  Modine Manufacturing Co.                                 57,617     949,528
*   Mohawk Industries, Inc.                                  54,493   7,215,418
*   Monarch Casino & Resort, Inc.                            15,093     242,092
#   Monro Muffler Brake, Inc.                                25,320   1,428,048
#   Morningstar, Inc.                                        37,240   2,730,809
*   Motorcar Parts of America, Inc.                          12,654     347,226
#   Movado Group, Inc.                                       16,841     661,514
*   MTR Gaming Group, Inc.                                   15,484      78,349
*   Multimedia Games Holding Co., Inc.                        8,600     251,120
*   Murphy USA, Inc.                                         33,167   1,409,598
    NACCO Industries, Inc. Class A                            6,164     330,329
*   Nathan's Famous, Inc.                                     2,974     146,559
    National CineMedia, Inc.                                 52,584     798,751
#*  Nautilus, Inc.                                           24,139     201,078
*   Netflix, Inc.                                            17,337   5,583,207
#*  Nevada Gold & Casinos, Inc.                                 700         805
*   New York & Co., Inc.                                     53,002     222,078

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#   New York Times Co. (The) Class A                        120,148 $ 1,931,980
    Newell Rubbermaid, Inc.                                 107,992   3,251,639
*   News Corp. Class A                                      169,493   2,884,771
#*  News Corp. Class B                                       76,093   1,258,578
#   Nexstar Broadcasting Group, Inc. Class A                 17,890     712,917
    NIKE, Inc. Class B                                      203,294  14,830,297
*   Nobility Homes, Inc.                                      1,105      12,155
    Nordstrom, Inc.                                         121,611   7,452,322
    Nutrisystem, Inc.                                        17,391     260,865
*   NVR, Inc.                                                 3,022   3,254,694
*   O'Reilly Automotive, Inc.                                60,514   9,003,878
#*  Office Depot, Inc.                                      460,842   1,884,844
    Omnicom Group, Inc.                                      52,804   3,573,775
#*  Orbitz Worldwide, Inc.                                   53,526     393,416
*   Orient-Express Hotels, Ltd. Class A                      83,221   1,090,195
#*  Outerwall, Inc.                                          20,260   1,405,031
*   Overstock.com, Inc.                                       9,836     157,573
#   Oxford Industries, Inc.                                  15,589   1,029,030
*   P&F Industries, Inc. Class A                                504       4,133
#*  Pacific Sunwear of California, Inc.                      44,547     128,295
*   Panera Bread Co. Class A                                 23,917   3,658,583
    Papa John's International, Inc.                          39,831   1,746,988
#*  Penn National Gaming, Inc.                               78,352     874,408
    Penske Automotive Group, Inc.                            93,466   4,286,351
#*  Pep Boys-Manny, Moe & Jack (The)                         47,946     490,008
*   Perfumania Holdings, Inc.                                 2,203      14,606
#*  Perry Ellis International, Inc.                          13,637     205,919
#   PetMed Express, Inc.                                     14,214     186,061
#   PetSmart, Inc.                                           32,817   2,221,055
#   Pier 1 Imports, Inc.                                     82,564   1,507,619
*   Pinnacle Entertainment, Inc.                             36,695     853,893
#   Polaris Industries, Inc.                                 35,836   4,813,850
    Pool Corp.                                               30,601   1,806,071
*   Popeyes Louisiana Kitchen, Inc.                          15,936     607,162
#*  Premier Exhibitions, Inc.                                 8,500       7,421
*   Priceline Group, Inc. (The)                              15,661  18,131,523
    PulteGroup, Inc.                                        285,154   5,243,982
    PVH Corp.                                                61,277   7,694,553
*   QEP Co., Inc.                                               352       6,494
#*  Quiksilver, Inc.                                        164,480   1,055,962
#*  Radio One, Inc. Class D                                  16,485      74,512
#*  RadioShack Corp.                                         72,896     104,241
    Ralph Lauren Corp.                                       15,909   2,408,145
#*  Reading International, Inc. Class A                       5,859      41,482
*   Red Lion Hotels Corp.                                    13,744      79,028
#*  Red Robin Gourmet Burgers, Inc.                          12,370     840,913
#   Regal Entertainment Group Class A                       106,541   2,002,971
#   Regis Corp.                                              51,358     674,844
#   Rent-A-Center, Inc.                                      52,497   1,533,437
#*  Rentrak Corp.                                             4,450     253,606
    RG Barry Corp.                                            7,819     142,931
*   Rick's Cabaret International, Inc.                        7,842      79,204

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                          SHARES     VALUE+
                                                         --------- -----------
Consumer Discretionary -- (Continued)
    Rocky Brands, Inc.                                       5,087 $    74,474
    Ross Stores, Inc.                                      122,798   8,360,088
    Royal Caribbean Cruises, Ltd.                          174,781   9,286,115
#*  Ruby Tuesday, Inc.                                      54,383     419,293
    Ruth's Hospitality Group, Inc.                          33,192     417,887
#   Ryland Group, Inc. (The)                                39,522   1,517,250
#   Saga Communications, Inc. Class A                        1,544      68,399
#   Salem Communications Corp. Class A                      12,181     107,315
*   Sally Beauty Holdings, Inc.                            107,775   2,954,113
#   Scholastic Corp.                                        19,372     637,533
*   Scientific Games Corp. Class A                          76,458     915,967
    Scripps Networks Interactive, Inc. Class A              62,780   4,712,895
#*  Sears Holdings Corp.                                    74,551   3,266,079
#*  Select Comfort Corp.                                    26,630     489,992
    Service Corp. International                            219,107   4,112,638
#*  Shiloh Industries, Inc.                                 17,372     342,923
    Shoe Carnival, Inc.                                     19,687     449,651
#*  Shutterfly, Inc.                                        30,034   1,229,292
    Signet Jewelers, Ltd.                                   66,470   6,734,740
#   Sinclair Broadcast Group, Inc. Class A                  60,866   1,626,948
#*  Sirius XM Holdings, Inc.                             1,257,082   4,010,092
    Six Flags Entertainment Corp.                           69,117   2,774,356
*   Sizmek, Inc.                                            27,927     267,541
*   Skechers U.S.A., Inc. Class A                           36,498   1,496,053
*   Skullcandy, Inc.                                        18,541     142,766
*   Skyline Corp.                                            4,311      21,986
#*  Smith & Wesson Holding Corp.                             8,213     126,070
#   Sonic Automotive, Inc. Class A                          48,920   1,190,713
#*  Sonic Corp.                                             55,715   1,060,814
#   Sotheby's                                               54,981   2,312,501
*   Spanish Broadcasting System, Inc. Class A                1,868      11,843
    Spartan Motors, Inc.                                    27,734     147,268
*   Spectrum Group International, Inc.                         385         235
#   Speedway Motorsports, Inc.                              32,195     585,627
#*  Sport Chalet, Inc. Class A                               2,817       3,183
*   Sport Chalet, Inc. Class B                                 238         302
*   Spy, Inc.                                                  335         369
    Stage Stores, Inc.                                      30,335     581,825
    Standard Motor Products, Inc.                           24,323     924,031
#*  Standard Pacific Corp.                                 175,204   1,399,880
*   Stanley Furniture Co., Inc.                              8,749      25,547
#   Staples, Inc.                                          498,964   6,237,050
    Starbucks Corp.                                        250,884  17,717,428
    Starwood Hotels & Resorts Worldwide, Inc.               60,016   4,600,226
*   Starz                                                  100,881   3,255,430
*   Starz Class B                                            2,392      77,286
#   Stein Mart, Inc.                                        36,882     461,025
*   Steiner Leisure, Ltd.                                   13,905     600,279
#*  Steven Madden, Ltd.                                     55,209   1,965,992
*   Stoneridge, Inc.                                        29,966     320,337
    Strattec Security Corp.                                  2,038     136,159
*   Strayer Education, Inc.                                  3,851     164,168

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                           SHARES    VALUE+
                                                           ------- -----------
Consumer Discretionary -- (Continued)
#   Sturm Ruger & Co., Inc.                                  9,700 $   624,195
    Superior Industries International, Inc.                 21,344     451,212
    Superior Uniform Group, Inc.                             5,000      81,300
#*  Systemax, Inc.                                          27,440     474,438
#*  Tandy Leather Factory, Inc.                              1,146      11,219
    Target Corp.                                           133,365   8,235,289
#*  Tempur Sealy International, Inc.                        54,269   2,723,218
*   Tenneco, Inc.                                           52,848   3,164,010
#*  Tesla Motors, Inc.                                      35,679   7,417,307
#   Texas Roadhouse, Inc.                                   57,504   1,422,649
#   Thor Industries, Inc.                                   43,699   2,659,958
    Tiffany & Co.                                           45,458   3,977,120
    Time Warner Cable, Inc.                                 96,502  13,651,173
    Time Warner, Inc.                                      318,327  21,156,012
    TJX Cos., Inc. (The)                                   326,440  18,992,279
*   Toll Brothers, Inc.                                    132,025   4,520,536
*   Tower International, Inc.                               10,306     286,610
    Town Sports International Holdings, Inc.                17,552     123,040
    Tractor Supply Co.                                      80,004   5,379,469
#   Trans World Entertainment Corp.                            200         654
*   Trinity Place Holdings, Inc.                               892       5,664
#*  TripAdvisor, Inc.                                       45,452   3,669,794
*   TRW Automotive Holdings Corp.                          119,251   9,581,818
#*  Tuesday Morning Corp.                                   27,700     387,246
#   Tupperware Brands Corp.                                 32,867   2,790,737
    Twenty-First Century Fox, Inc. Class A                 450,943  14,439,195
    Twenty-First Century Fox, Inc. Class B                 229,192   7,178,293
*   Ulta Salon Cosmetics & Fragrance, Inc.                  21,433   1,879,888
#*  Under Armour, Inc. Class A                              60,160   2,941,222
*   Unifi, Inc.                                             15,429     341,598
*   Universal Electronics, Inc.                             15,486     578,402
#   Universal Technical Institute, Inc.                     16,908     203,065
#*  UQM Technologies, Inc.                                  12,948      28,615
*   Urban Outfitters, Inc.                                  77,100   2,749,000
*   US Auto Parts Network, Inc.                             14,602      45,558
    Vail Resorts, Inc.                                      34,963   2,420,488
#   Value Line, Inc.                                         2,920      42,574
*   Valuevision Media, Inc. Class A                         36,640     171,475
    VF Corp.                                               106,008   6,476,029
    Viacom, Inc. Class A                                     7,238     615,013
    Viacom, Inc. Class B                                   111,256   9,454,535
*   Visteon Corp.                                           47,524   4,125,558
#*  Vitacost.com, Inc.                                       1,340       8,938
#*  Vitamin Shoppe, Inc.                                    24,161   1,156,829
*   VOXX International Corp.                                20,275     238,231
    Walt Disney Co. (The)                                  447,208  35,481,483
#   Weight Watchers International, Inc.                     38,632     764,914
*   Wells-Gardner Electronics Corp.                          2,858       4,887
#   Wendy's Co. (The)                                      527,208   4,381,098
*   West Marine, Inc.                                       17,350     185,645
#*  Wet Seal, Inc. (The) Class A                            78,804      89,049
    Weyco Group, Inc.                                        6,018     150,992

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                        SHARES       VALUE+
                                                       --------- --------------
Consumer Discretionary -- (Continued)
    Whirlpool Corp.                                       63,852 $    9,793,620
    Williams-Sonoma, Inc.                                 79,870      5,017,433
#   Winmark Corp.                                          2,250        170,685
#*  Winnebago Industries, Inc.                            22,227        531,225
#   Wolverine World Wide, Inc.                            82,445      2,316,705
#   World Wrestling Entertainment, Inc. Class A           25,048        488,436
    Wyndham Worldwide Corp.                               84,920      6,058,193
    Wynn Resorts, Ltd.                                    31,740      6,471,469
    Yum! Brands, Inc.                                    158,416     12,196,448
*   Zagg, Inc.                                            15,716         68,365
*   Zale Corp.                                            30,200        645,978
#*  Zumiez, Inc.                                          23,135        565,651
                                                                 --------------
Total Consumer Discretionary                                      1,257,449,625
                                                                 --------------
Consumer Staples -- (6.9%)
    Alico, Inc.                                            5,837        203,828
*   Alliance One International, Inc.                      82,516        212,066
    Altria Group, Inc.                                   732,996     29,400,469
#   Andersons, Inc. (The)                                 30,261      1,884,958
#*  Annie's, Inc.                                          9,443        306,992
    Archer-Daniels-Midland Co.                           226,909      9,922,731
#   Avon Products, Inc.                                  123,718      1,890,411
#   B&G Foods, Inc.                                       42,659      1,399,215
    Beam, Inc.                                           123,368     10,297,527
#*  Boston Beer Co., Inc. (The) Class A                    3,493        859,418
*   Boulder Brands, Inc.                                  48,729        719,240
*   Bridgford Foods Corp.                                  2,501         24,772
    Brown-Forman Corp. Class A                            20,568      1,833,226
    Brown-Forman Corp. Class B                            51,947      4,660,685
    Bunge, Ltd.                                          108,127      8,612,315
#   Cal-Maine Foods, Inc.                                 21,474      1,280,495
    Calavo Growers, Inc.                                  10,601        329,585
#   Campbell Soup Co.                                    153,261      6,971,843
#   Casey's General Stores, Inc.                          35,289      2,422,943
    CCA Industries, Inc.                                   3,400         10,302
#*  Central Garden and Pet Co.                            11,250         91,462
#*  Central Garden and Pet Co. Class A                    30,622        253,244
#*  Chefs' Warehouse, Inc. (The)                           6,220        124,960
#*  Chiquita Brands International, Inc.                   39,234        450,406
    Church & Dwight Co., Inc.                             47,202      3,257,410
#   Clorox Co. (The)                                      50,475      4,578,082
#   Coca-Cola Bottling Co. Consolidated                    6,560        539,429
    Coca-Cola Co. (The)                                1,231,353     50,226,889
    Coca-Cola Enterprises, Inc.                          206,530      9,384,723
#*  Coffee Holding Co., Inc.                                 300          2,148
    Colgate-Palmolive Co.                                323,290     21,757,417
    ConAgra Foods, Inc.                                  230,572      7,034,752
*   Constellation Brands, Inc. Class A                   132,407     10,571,375
*   Constellation Brands, Inc. Class B                     3,160        249,356
    Costco Wholesale Corp.                               114,273     13,219,101
#*  Craft Brew Alliance, Inc.                             13,301        199,116
#*  Crimson Wine Group, Ltd.                              15,327        136,257

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Staples -- (Continued)
    CVS Caremark Corp.                                      420,555 $30,582,760
*   Darling International, Inc.                             131,122   2,623,751
    Dean Foods Co.                                           86,737   1,373,914
#*  Diamond Foods, Inc.                                      12,571     384,295
    Dr Pepper Snapple Group, Inc.                           111,211   6,163,314
*   Elizabeth Arden, Inc.                                    22,020     809,015
    Energizer Holdings, Inc.                                 47,755   5,333,756
    Estee Lauder Cos., Inc. (The) Class A                    96,561   7,007,432
#*  Farmer Bros. Co.                                         14,048     276,886
    Flowers Foods, Inc.                                     166,319   3,412,866
#   Fresh Del Monte Produce, Inc.                            56,917   1,644,332
#*  Fresh Market, Inc. (The)                                 19,067     707,386
    General Mills, Inc.                                     163,707   8,679,745
    Golden Enterprises, Inc.                                  3,860      16,984
#   Griffin Land & Nurseries, Inc.                            2,756      80,475
#*  Hain Celestial Group, Inc. (The)                         36,126   3,107,558
#*  Harbinger Group, Inc.                                     3,819      44,529
#   Herbalife, Ltd.                                          39,760   2,384,805
    Hershey Co. (The)                                        62,341   5,999,698
    Hillshire Brands Co. (The)                              110,710   3,946,811
    Hormel Foods Corp.                                       73,536   3,506,932
*   IGI Laboratories, Inc.                                      921       4,633
    Ingles Markets, Inc. Class A                             12,818     294,686
    Ingredion, Inc.                                          79,007   5,566,043
    Inter Parfums, Inc.                                      29,298   1,072,014
*   Inventure Foods, Inc.                                     1,478      17,766
    J&J Snack Foods Corp.                                    14,785   1,383,876
    JM Smucker Co. (The)                                     79,826   7,717,578
#   John B. Sanfilippo & Son, Inc.                            5,956     137,286
    Kellogg Co.                                              53,841   3,598,194
    Keurig Green Mountain, Inc.                              47,520   4,451,674
    Kimberly-Clark Corp.                                    173,420  19,466,395
    Kraft Foods Group, Inc.                                 188,108  10,695,821
    Kroger Co. (The)                                        129,126   5,944,961
#   Lancaster Colony Corp.                                   23,068   2,188,692
#   Lifeway Foods, Inc.                                       3,699      55,522
#   Limoneira Co.                                               244       5,605
    Lorillard, Inc.                                          94,950   5,641,929
*   Mannatech, Inc.                                             740      12,040
    McCormick & Co., Inc.(579780107)                          3,498     249,617
    McCormick & Co., Inc.(579780206)                         36,702   2,613,182
    Mead Johnson Nutrition Co.                               83,828   7,398,659
#*  Medifast, Inc.                                           11,518     364,545
#   MGP Ingredients, Inc.                                    10,602      61,916
#   Molson Coors Brewing Co. Class A                          1,162      69,604
    Molson Coors Brewing Co. Class B                        116,616   6,993,461
    Mondelez International, Inc. Class A                    602,947  21,495,060
*   Monster Beverage Corp.                                  107,227   7,179,920
#*  National Beverage Corp.                                  20,329     391,943
#*  Natural Alternatives International, Inc.                  2,740      15,618
#   Nature's Sunshine Products, Inc.                            200       2,672
    Nu Skin Enterprises, Inc. Class A                        29,862   2,597,994

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Consumer Staples -- (Continued)
*   Nutraceutical International Corp.                        9,876 $    246,110
#   Oil-Dri Corp. of America                                 4,211      141,111
*   Omega Protein Corp.                                     17,258      196,051
#   Orchids Paper Products Co.                               3,281       88,160
*   Pantry, Inc. (The)                                      18,888      284,075
    PepsiCo, Inc.                                          548,723   47,129,818
    Philip Morris International, Inc.                      379,444   32,415,901
*   Pilgrim's Pride Corp.                                  135,481    2,961,615
#*  Post Holdings, Inc.                                     32,510    1,698,973
#   Pricesmart, Inc.                                        15,032    1,443,673
#*  Primo Water Corp.                                        5,500       24,695
    Procter & Gamble Co. (The)                             620,688   51,237,794
    Reliv International, Inc.                                2,740        6,055
*   Revlon, Inc. Class A                                    31,659      954,202
    Reynolds American, Inc.                                127,528    7,196,405
*   Rite Aid Corp.                                         755,659    5,516,311
    Rocky Mountain Chocolate Factory, Inc.                   3,966       47,394
    Safeway, Inc.                                          213,913    7,285,877
#   Sanderson Farms, Inc.                                   33,813    2,781,795
*   Seaboard Corp.                                             540    1,316,520
*   Seneca Foods Corp. Class A                               7,423      210,813
#*  Seneca Foods Corp. Class B                               1,493       45,596
#   Snyder's-Lance, Inc.                                    69,639    1,849,612
    Spartan Stores, Inc.                                    30,654      660,287
    Spectrum Brands Holdings, Inc.                          54,708    4,203,216
#*  Susser Holdings Corp.                                   20,501    1,586,367
    Sysco Corp.                                            155,876    5,678,563
#*  Tofutti Brands, Inc.                                       456        1,819
#   Tootsie Roll Industries, Inc.                           25,812      727,640
*   TreeHouse Foods, Inc.                                   38,795    2,903,418
    Tyson Foods, Inc. Class A                              210,250    8,824,192
*   United Natural Foods, Inc.                              34,745    2,398,447
    United-Guardian, Inc.                                    1,741       53,971
#   Universal Corp.                                         19,514    1,064,879
#*  USANA Health Sciences, Inc.                              9,599      651,388
#   Vector Group, Ltd.                                      58,663    1,249,522
#   Village Super Market, Inc. Class A                       4,375      105,831
    Wal-Mart Stores, Inc.                                  614,660   48,994,549
    Walgreen Co.                                           278,962   18,941,520
    WD-40 Co.                                               12,396      902,925
#   Weis Markets, Inc.                                      23,496    1,082,931
*   WhiteWave Foods Co. (The) Class A                       76,022    2,105,049
    Whole Foods Market, Inc.                               110,858    5,509,643
                                                                   ------------
Total Consumer Staples                                              683,820,011
                                                                   ------------
Energy -- (9.8%)
*   Abraxas Petroleum Corp.                                  3,201       17,477
    Adams Resources & Energy, Inc.                           3,234      233,042
#   Alon USA Energy, Inc.                                   55,668      906,832
#*  Alpha Natural Resources, Inc.                          222,776      957,937
    Anadarko Petroleum Corp.                               178,288   17,654,078
    Apache Corp.                                           148,142   12,858,726

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
#*  Approach Resources, Inc.                                 32,109 $   666,262
#   Arch Coal, Inc.                                         182,324     835,044
*   Atwood Oceanics, Inc.                                    66,417   3,291,626
    Baker Hughes, Inc.                                      160,344  11,208,046
*   Barnwell Industries, Inc.                                 4,663      14,339
*   Basic Energy Services, Inc.                              42,473   1,122,137
#*  Bill Barrett Corp.                                       39,573     937,089
*   BioFuel Energy Corp.                                        530       3,938
    Bolt Technology Corp.                                     7,091     119,696
#*  Bonanza Creek Energy, Inc.                               41,706   2,027,746
#*  BPZ Resources, Inc.                                      97,710     263,817
#   Bristow Group, Inc.                                      33,119   2,543,539
#*  C&J Energy Services, Inc.                                50,373   1,514,212
    Cabot Oil & Gas Corp.                                   188,708   7,412,450
#*  Cal Dive International, Inc.                             72,892     107,880
*   Callon Petroleum Co.                                     39,200     359,856
*   Cameron International Corp.                              72,473   4,707,846
#   CARBO Ceramics, Inc.                                     20,327   2,843,951
#*  Carrizo Oil & Gas, Inc.                                  57,074   3,140,211
*   Cheniere Energy, Inc.                                   139,133   7,854,058
    Chesapeake Energy Corp.                                 508,197  14,610,664
    Chevron Corp.                                           731,435  91,809,721
    Cimarex Energy Co.                                       67,058   7,987,949
*   Clayton Williams Energy, Inc.                            12,224   1,766,123
#*  Clean Energy Fuels Corp.                                 54,100     478,785
*   Cloud Peak Energy, Inc.                                  55,029   1,083,521
*   Cobalt International Energy, Inc.                       123,680   2,226,240
#   Comstock Resources, Inc.                                 44,876   1,247,553
*   Concho Resources, Inc.                                   81,273  10,602,063
    ConocoPhillips                                          459,670  34,158,078
    CONSOL Energy, Inc.                                     172,926   7,696,936
*   Contango Oil & Gas Co.                                   15,327     736,309
#*  Continental Resources, Inc.                              14,629   2,026,409
    Core Laboratories NV                                     17,518   3,287,778
#   Dawson Geophysical Co.                                    8,468     239,306
    Delek US Holdings, Inc.                                  64,970   2,078,390
#   Denbury Resources, Inc.                                 277,808   4,672,731
    Devon Energy Corp.                                      139,584   9,770,880
#   DHT Holdings, Inc.                                        4,917      38,402
#   Diamond Offshore Drilling, Inc.                          74,831   4,086,521
*   Dresser-Rand Group, Inc.                                 60,567   3,660,669
*   Dril-Quip, Inc.                                          32,784   3,708,526
#*  Emerald Oil, Inc.                                        63,636     449,906
#*  Endeavour International Corp.                            30,906     106,317
    Energen Corp.                                            59,921   4,668,445
#   Energy XXI Bermuda, Ltd.                                 75,768   1,813,128
*   ENGlobal Corp.                                           13,200      28,248
    EnLink Midstream LLC                                     37,902   1,339,078
    EOG Resources, Inc.                                     224,676  22,018,248
*   EPL Oil & Gas, Inc.                                      41,087   1,608,145
    EQT Corp.                                                54,509   5,940,936
*   Era Group, Inc.                                          20,356     581,164

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Energy -- (Continued)
#*  Escalera Resources Co.                                   6,980 $     19,055
    Evolution Petroleum Corp.                                8,344       98,459
    Exterran Holdings, Inc.                                 59,646    2,565,971
    Exxon Mobil Corp.                                    1,886,883  193,235,688
#*  FieldPoint Petroleum Corp.                               4,233       23,366
*   FMC Technologies, Inc.                                  67,645    3,835,471
#*  Forest Oil Corp.                                        21,506       40,001
*   Gastar Exploration, Inc.                                75,461      500,306
#*  Geospace Technologies Corp.                             10,281      597,634
#*  Gevo, Inc.                                               4,451        4,584
#*  Goodrich Petroleum Corp.                                 6,972      175,346
#   Green Plains Renewable Energy, Inc.                     26,557      794,054
*   Gulf Coast Ultra Deep Royalty Trust                    122,555      360,312
#   Gulf Island Fabrication, Inc.                           12,790      256,567
    Gulfmark Offshore, Inc. Class A                         29,608    1,332,656
*   Gulfport Energy Corp.                                   57,990    4,272,123
#*  Halcon Resources Corp.                                  63,794      352,143
    Halliburton Co.                                        280,777   17,708,605
#*  Harvest Natural Resources, Inc.                         33,762      152,267
*   Helix Energy Solutions Group, Inc.                     103,822    2,495,881
    Helmerich & Payne, Inc.                                 82,768    8,992,743
*   Hercules Offshore, Inc.                                135,628      606,257
    Hess Corp.                                             113,175   10,090,683
*   HKN, Inc.                                                  239       14,939
    HollyFrontier Corp.                                    155,646    8,185,423
#*  Hornbeck Offshore Services, Inc.                        31,447    1,302,849
#*  Houston American Energy Corp.                            5,544        2,606
*   ION Geophysical Corp.                                  140,575      618,530
*   Key Energy Services, Inc.                              152,268    1,528,771
    Kinder Morgan, Inc.                                    222,564    7,268,940
    Knightsbridge Tankers, Ltd.                             31,335      374,453
#*  Kodiak Oil & Gas Corp.                                 271,273    3,447,880
*   Kosmos Energy, Ltd.                                    150,173    1,639,889
#*  Laredo Petroleum, Inc.                                 114,996    3,361,333
#   LinnCo LLC                                              72,347    1,993,883
#*  Lucas Energy, Inc.                                      11,754        7,372
#*  Magnum Hunter Resources Corp.                          125,633    1,067,880
    Marathon Oil Corp.                                     253,862    9,177,111
    Marathon Petroleum Corp.                               118,439   11,008,905
#*  Matador Resources Co.                                   67,995    1,952,816
*   Matrix Service Co.                                      28,141      871,527
#*  McDermott International, Inc.                          205,264    1,484,059
#*  Mexco Energy Corp.                                         684        4,959
#*  Miller Energy Resources, Inc.                            1,630        7,857
*   Mitcham Industries, Inc.                                11,460      158,148
    Murphy Oil Corp.                                       132,669    8,415,195
    Nabors Industries, Ltd.                                350,903    8,955,044
    National Oilwell Varco, Inc.                           143,901   11,300,545
*   Natural Gas Services Group, Inc.                        11,371      348,976
*   Newfield Exploration Co.                               175,506    5,940,878
#*  Newpark Resources, Inc.                                 96,648    1,163,642
    Noble Corp. P.L.C.                                     205,127    6,319,963

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
    Noble Energy, Inc.                                      131,932 $ 9,470,079
#   Nordic American Tankers, Ltd.                            29,510     254,671
#*  Northern Oil and Gas, Inc.                               62,249     960,502
#*  Nuverra Environmental Solutions, Inc.                    16,662     283,421
*   Oasis Petroleum, Inc.                                    88,840   4,131,948
    Occidental Petroleum Corp.                              304,289  29,135,672
    Oceaneering International, Inc.                          51,872   3,801,180
*   Oil States International, Inc.                           56,622   5,500,261
    ONEOK, Inc.                                              79,192   5,006,518
#*  Overseas Shipholding Group, Inc.                         19,258     109,771
    Panhandle Oil and Gas, Inc. Class A                       5,393     236,483
*   Parker Drilling Co.                                     129,468     858,373
    Patterson-UTI Energy, Inc.                              185,277   6,027,061
*   PDC Energy, Inc.                                         36,641   2,332,932
    Peabody Energy Corp.                                    236,569   4,497,177
#*  Penn Virginia Corp.                                      90,762   1,510,280
*   PetroQuest Energy, Inc.                                  46,451     279,635
#*  PHI, Inc. Non-Voting                                     10,430     467,264
#*  PHI, Inc. Voting                                          2,247      95,048
    Phillips 66                                             184,803  15,379,306
*   Pioneer Energy Services Corp.                            54,296     812,811
    Pioneer Natural Resources Co.                            54,477  10,528,770
#*  PostRock Energy Corp.                                     1,437       1,969
*   Pyramid Oil Co.                                           2,104      10,857
    QEP Resources, Inc.                                     134,969   4,142,199
    Range Resources Corp.                                    58,556   5,296,390
*   Renewable Energy Group, Inc.                             10,193     119,972
#*  Rentech, Inc.                                           153,569     325,566
*   REX American Resources Corp.                              7,500     490,200
*   Rex Energy Corp.                                         63,446   1,336,173
*   RigNet, Inc.                                              5,434     254,094
#*  Rosetta Resources, Inc.                                  65,790   3,114,499
*   Rowan Cos. P.L.C. Class A                               148,342   4,586,735
*   Royale Energy, Inc.                                         400       1,080
    RPC, Inc.                                               119,307   2,652,195
#*  Sanchez Energy Corp.                                      2,262      63,969
#*  SandRidge Energy, Inc.                                  645,221   4,426,216
    Schlumberger, Ltd.                                      337,427  34,265,712
#   Scorpio Tankers, Inc.                                   102,882     926,967
#*  SEACOR Holdings, Inc.                                    22,295   1,859,180
    SemGroup Corp. Class A                                   40,763   2,603,940
    Ship Finance International, Ltd.                         74,592   1,315,057
    SM Energy Co.                                            62,394   4,625,267
*   Southwestern Energy Co.                                 178,128   8,528,769
    Spectra Energy Corp.                                    171,692   6,817,889
*   Steel Excel, Inc.                                         6,102     197,705
*   Stone Energy Corp.                                       57,931   2,841,515
    Superior Energy Services, Inc.                          170,693   5,619,214
#*  Swift Energy Co.                                         31,634     390,047
#*  Synergy Resources Corp.                                  59,565     693,337
#*  Synthesis Energy Systems, Inc.                           27,753      48,013
    Targa Resources Corp.                                    37,821   4,084,290

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Energy -- (Continued)
#   Teekay Corp.                                            67,941 $  3,812,169
#*  Tesco Corp.                                             39,383      787,660
    Tesoro Corp.                                           102,623    5,776,649
*   TETRA Technologies, Inc.                                87,375    1,092,187
#*  TGC Industries, Inc.                                    14,420       72,965
#   Tidewater, Inc.                                         54,990    2,800,641
#   Transocean, Ltd.                                       112,505    4,845,590
#*  Triangle Petroleum Corp.                                66,637      641,048
#*  Ultra Petroleum Corp.                                  128,356    3,825,009
*   Unit Corp.                                              49,827    3,286,091
#*  Uranium Energy Corp.                                    21,851       23,381
*   Uranium Resources, Inc.                                    685        1,843
#*  Vaalco Energy, Inc.                                     58,569      540,006
    Valero Energy Corp.                                    308,688   17,647,693
#   W&T Offshore, Inc.                                      82,979    1,593,197
*   Warren Resources, Inc.                                  60,337      305,909
*   Weatherford International, Ltd.                        621,232   13,045,872
#   Western Refining, Inc.                                 114,670    4,988,145
*   Westmoreland Coal Co.                                    3,276       97,002
*   Whiting Petroleum Corp.                                 91,661    6,757,249
*   Willbros Group, Inc.                                    52,689      585,375
    Williams Cos., Inc. (The)                              170,141    7,174,846
#   World Fuel Services Corp.                               69,160    3,149,546
*   WPX Energy, Inc.                                       248,918    5,296,975
#*  Zion Oil & Gas, Inc.                                    16,343       36,445
                                                                   ------------
Total Energy                                                        968,065,221
                                                                   ------------
Financials -- (14.4%)
*   1st Constitution Bancorp                                 1,373       14,307
    1st Source Corp.                                        23,760      700,682
#   1st United Bancorp, Inc.                                22,508      164,759
*   A-Mark Precious Metals, Inc.                                96        1,141
#   Access National Corp.                                    4,884       72,039
    ACE, Ltd.                                              121,601   12,442,214
*   Affiliated Managers Group, Inc.                         21,536    4,268,435
    Aflac, Inc.                                            169,582   10,636,183
#   Alexander & Baldwin, Inc.                               46,007    1,716,521
*   Alleghany Corp.                                         12,172    4,965,933
    Alliance Bancorp, Inc. of Pennsylvania                   1,546       24,125
    Allied World Assurance Co. Holdings AG                  35,677    3,842,056
    Allstate Corp. (The)                                   165,705    9,436,900
#*  Altisource Asset Management Corp.                          909      889,229
#*  Altisource Portfolio Solutions SA                       11,017    1,142,573
#   Ameriana Bancorp                                           456        6,295
*   American Capital, Ltd.                                 276,188    4,140,058
#   American Equity Investment Life Holding Co.             76,315    1,779,666
    American Express Co.                                   342,243   29,922,306
    American Financial Group, Inc.                          92,794    5,421,953
*   American Independence Corp.                                371        4,055
    American International Group, Inc.                     479,419   25,471,531
#   American National Bankshares, Inc.                       3,768       80,296
    American National Insurance Co.                         19,731    2,217,962

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
*     American River Bankshares                               2,192 $    20,956
(o)*  American Spectrum Realty, Inc.                            642       1,079
      Ameriprise Financial, Inc.                            129,219  14,424,717
*     Ameris Bancorp                                         21,091     448,606
      AMERISAFE, Inc.                                        18,475     787,959
      AmeriServ Financial, Inc.                               8,436      29,357
#     Amtrust Financial Services, Inc.                       77,833   3,009,802
      Aon P.L.C.                                             84,747   7,193,325
*     Arch Capital Group, Ltd.                              100,749   5,774,933
      Argo Group International Holdings, Ltd.                26,125   1,160,473
#     Arrow Financial Corp.                                  10,415     260,687
      Arthur J Gallagher & Co.                               68,818   3,098,186
      Aspen Insurance Holdings, Ltd.                         66,780   3,057,188
      Associated Banc-Corp                                  179,686   3,153,489
      Assurant, Inc.                                         82,901   5,588,356
      Assured Guaranty, Ltd.                                181,465   4,338,828
*     Asta Funding, Inc.                                      9,299      75,973
      Astoria Financial Corp.                               104,401   1,384,357
      Atlantic American Corp.                                 2,737       9,580
#*    Atlantic Coast Financial Corp.                            945       4,064
#*    Atlanticus Holdings Corp.                              14,132      34,341
      Auburn National Bancorp., Inc.                            335       7,978
#*    AV Homes, Inc.                                          8,825     151,172
      Axis Capital Holdings, Ltd.                           110,926   5,074,865
      Baldwin & Lyons, Inc. Class A                             638      15,076
      Baldwin & Lyons, Inc. Class B                           8,934     232,373
#     Banc of California, Inc.                                9,411     118,296
#     Bancfirst Corp.                                        14,457     841,542
*     Bancorp, Inc.                                          38,456     608,374
#     BancorpSouth, Inc.                                    103,137   2,409,280
      Bank Mutual Corp.                                      38,610     232,432
      Bank of America Corp.                               3,840,087  58,138,917
      Bank of Commerce Holdings                               6,357      40,367
#     Bank of Hawaii Corp.                                   40,636   2,241,888
      Bank of Kentucky Financial Corp.                        2,404      82,962
      Bank of New York Mellon Corp. (The)                   411,492  13,937,234
      Bank of the Ozarks, Inc.                               27,880   1,670,012
#     BankFinancial Corp.                                    14,549     143,162
      BankUnited, Inc.                                      105,382   3,476,552
      Banner Corp.                                           20,182     797,996
#     Bar Harbor Bankshares                                   2,309      86,772
      BB&T Corp.                                            244,187   9,115,501
      BBCN Bancorp, Inc.                                     85,040   1,310,466
*     BBX Capital Corp. Class A                               1,011      18,936
      BCB Bancorp, Inc.                                       4,090      54,397
#*    Beneficial Mutual Bancorp, Inc.                        63,935     833,712
      Berkshire Bancorp, Inc.                                 1,000       7,350
*     Berkshire Hathaway, Inc. Class B                      406,267  52,347,503
      Berkshire Hills Bancorp, Inc.                          23,502     550,652
      BGC Partners, Inc. Class A                            203,850   1,461,605
      BlackRock, Inc.                                        45,438  13,676,838
*     BofI Holding, Inc.                                     11,117     896,141

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
#     BOK Financial Corp.                                    60,241 $ 3,940,966
#     Boston Private Financial Holdings, Inc.                86,910   1,087,244
      Bridge Bancorp, Inc.                                    2,089      50,804
*     Bridge Capital Holdings                                 4,396      98,470
      Brookline Bancorp, Inc.                                74,651     677,831
      Brown & Brown, Inc.                                   145,544   4,334,300
*     Brunswick Bancorp                                          40         194
      Bryn Mawr Bank Corp.                                   11,404     311,101
      C&F Financial Corp.                                       721      22,531
      Calamos Asset Management, Inc. Class A                 19,363     235,841
#     California First National Bancorp                       2,970      44,045
#     Camden National Corp.                                   7,297     278,526
      Cape Bancorp, Inc.                                      4,558      48,543
*     Capital Bank Financial Corp. Class A                    1,269      30,266
#     Capital City Bank Group, Inc.                          11,641     161,810
      Capital One Financial Corp.                           209,306  15,467,713
(o)*  Capital Properties, Inc., 5.000%                          540         540
*     Capital Properties, Inc. Class A                          600       5,967
      Capital Southwest Corp.                                 8,660     303,966
#     Capitol Federal Financial, Inc.                       149,138   1,795,622
      Cardinal Financial Corp.                               30,164     506,755
*     Carolina Bank Holdings, Inc.                              900       8,658
#     Cash America International, Inc.                       26,330   1,146,672
      Cathay General Bancorp                                 81,606   1,925,902
      CBOE Holdings, Inc.                                    78,339   4,180,169
*     CBRE Group, Inc. Class A                              117,161   3,121,169
      Center Bancorp, Inc.                                   14,278     264,286
      Centerstate Banks, Inc.                                22,455     246,331
      Central Pacific Financial Corp.                        10,965     205,813
#     Century Bancorp, Inc. Class A                           1,596      53,466
      Charles Schwab Corp. (The)                            271,621   7,211,538
      Charter Financial Corp.                                 1,777      19,547
      Chemical Financial Corp.                               30,172     846,928
      Chicopee Bancorp, Inc.                                  3,096      53,654
      Chubb Corp. (The)                                      89,145   8,208,472
      Cincinnati Financial Corp.                            119,926   5,845,193
      CIT Group, Inc.                                       153,636   6,614,030
      Citigroup, Inc.                                     1,034,416  49,558,871
      Citizens Community Bancorp, Inc.                        1,650      13,250
      Citizens Holding Co.                                      772      14,490
#*    Citizens, Inc.                                         39,312     258,280
#     City Holding Co.                                       14,805     636,467
      City National Corp.                                    54,479   3,953,541
      CKX Lands, Inc.                                           743      11,349
      Clifton Bancorp, Inc.                                  17,273     200,194
      CME Group, Inc.                                       113,532   7,991,517
      CNA Financial Corp.                                   132,635   5,431,403
#     CNB Financial Corp.                                     8,185     135,216
      CNO Financial Group, Inc.                             184,317   3,179,468
#     CoBiz Financial, Inc.                                  38,778     389,331
      Codorus Valley Bancorp, Inc.                            1,678      35,825
#     Cohen & Steers, Inc.                                   15,317     620,492

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
#*  Colonial Financial Services, Inc.                         1,300 $   15,158
*   Colony Bankcorp, Inc.                                     1,337      8,249
    Columbia Banking System, Inc.                            51,619  1,281,184
#   Comerica, Inc.                                          137,729  6,644,047
    Commerce Bancshares, Inc.                                99,530  4,327,564
    Commercial National Financial Corp.                         847     17,618
#   Community Bank System, Inc.                              40,058  1,489,757
*   Community Bankers Trust Corp.                             5,562     22,915
    Community Trust Bancorp, Inc.                            15,725    579,781
*   Community West Bancshares                                 1,844     12,779
#*  CommunityOne Bancorp                                          1         10
#   Consolidated-Tomoka Land Co.                              4,572    180,731
*   Consumer Portfolio Services, Inc.                        11,333     79,104
#*  Cowen Group, Inc. Class A                               121,371    498,835
    Crawford & Co. Class A                                   18,114    174,800
#   Crawford & Co. Class B                                   19,531    223,044
*   Credit Acceptance Corp.                                  18,727  2,462,975
#   Cullen/Frost Bankers, Inc.                               63,237  4,831,939
#   CVB Financial Corp.                                     112,153  1,621,732
#*  DFC Global Corp.                                         36,564    340,776
#   Diamond Hill Investment Group, Inc.                       1,277    151,605
    Dime Community Bancshares, Inc.                          37,730    614,999
    Discover Financial Services                             148,486  8,300,367
    Donegal Group, Inc. Class A                              18,939    279,540
    Donegal Group, Inc. Class B                               2,147     46,332
#*  Doral Financial Corp.                                       199      1,902
*   E*TRADE Financial Corp.                                 354,058  7,948,602
    Eagle Bancorp Montana, Inc.                                 566      6,152
    East West Bancorp, Inc.                                 145,242  5,012,301
*   Eastern Virginia Bankshares, Inc.                           851      5,744
#   Eaton Vance Corp.                                        91,769  3,310,108
*   eHealth, Inc.                                            14,039    588,094
#   EMC Insurance Group, Inc.                                10,245    337,983
    Employers Holdings, Inc.                                 32,349    658,302
#*  Encore Capital Group, Inc.                               28,928  1,250,268
    Endurance Specialty Holdings, Ltd.                       46,723  2,374,463
#*  Enstar Group, Ltd.                                       14,043  1,812,951
#   Enterprise Bancorp, Inc.                                  3,680     67,197
    Enterprise Financial Services Corp.                      14,188    253,540
    Erie Indemnity Co. Class A                               35,688  2,557,045
#   ESB Financial Corp.                                       8,890    112,192
#   ESSA Bancorp, Inc.                                        8,794     91,370
    Evans Bancorp, Inc.                                       1,219     27,519
    Evercore Partners, Inc. Class A                          32,053  1,712,592
    Everest Re Group, Ltd.                                   39,678  6,270,314
#*  Ezcorp, Inc. Class A                                     46,143    481,272
#*  Farmers Capital Bank Corp.                                1,933     40,380
#   FBL Financial Group, Inc. Class A                        22,739  1,016,661
#   Federal Agricultural Mortgage Corp. Class A                 773     21,277
    Federal Agricultural Mortgage Corp. Class C               9,100    323,778
#   Federated Investors, Inc. Class B                        83,481  2,382,548
    Federated National Holding Co.                            9,362    181,904

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    Fidelity National Financial, Inc. Class A               204,074 $ 6,567,101
    Fidelity Southern Corp.                                   6,371      84,161
    Fifth Third Bancorp                                     621,471  12,808,517
#   Financial Engines, Inc.                                   9,992     442,146
    Financial Institutions, Inc.                             11,282     261,178
*   First Acceptance Corp.                                    9,100      21,749
#   First American Financial Corp.                          103,809   2,761,319
    First Bancorp                                            13,598     234,022
    First Bancorp of Indiana, Inc.                               96       1,428
    First Bancorp, Inc.                                       5,920      94,306
#*  First BanCorp.                                           21,527     110,649
*   First Bancshares, Inc.                                      200       1,650
    First Bancshares, Inc. (The)                                237       3,434
    First Busey Corp.                                        86,193     474,062
    First Business Financial Services, Inc.                   1,081      48,872
*   First Cash Financial Services, Inc.                      23,719   1,156,776
    First Citizens BancShares, Inc. Class A                   5,907   1,328,425
#   First Commonwealth Financial Corp.                       95,454     819,950
    First Community Bancshares, Inc.                         15,359     227,467
    First Defiance Financial Corp.                            7,949     214,782
#*  First Federal Bancshares of Arkansas, Inc.                2,243      19,895
    First Federal of Northern Michigan Bancorp, Inc.            200         994
    First Financial Bancorp                                  60,524     979,884
#   First Financial Bankshares, Inc.                         21,031   1,241,881
    First Financial Corp.                                    11,314     362,161
#   First Financial Holdings, Inc.                           20,102   1,155,262
#   First Financial Northwest, Inc.                          12,837     130,937
*   First Financial Service Corp.                               917       3,347
    First Horizon National Corp.                            252,079   2,896,388
    First Interstate Bancsystem, Inc.                        18,783     467,509
#*  First Marblehead Corp. (The)                              5,889      30,976
    First Merchants Corp.                                    29,022     615,847
    First Midwest Bancorp, Inc.                              75,629   1,238,047
    First Niagara Financial Group, Inc.                     386,338   3,446,135
*   First Place Financial Corp.                               9,209          14
    First Republic Bank                                     100,844   5,118,841
    First South Bancorp, Inc.                                 4,572      36,713
*   First United Corp.                                        1,938      16,008
    First West Virginia Bancorp                                 266       4,796
    Firstbank Corp.                                           1,646      29,019
    FirstMerit Corp.                                        186,361   3,613,540
*   Flagstar Bancorp, Inc.                                   51,712     910,131
    Flushing Financial Corp.                                 30,258     581,559
#   FNB Corp.                                               173,665   2,160,393
*   Forest City Enterprises, Inc. Class A                   179,773   3,399,507
*   Forest City Enterprises, Inc. Class B                     4,615      87,224
*   Forestar Group, Inc.                                     33,000     562,650
    Fox Chase Bancorp, Inc.                                  11,006     183,580
    Franklin Resources, Inc.                                114,657   6,002,294
    Fulton Financial Corp.                                  194,897   2,375,794
#   FXCM, Inc. Class A                                       34,906     540,345
#   Gain Capital Holdings, Inc.                              29,251     295,435

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
*   GAINSCO, Inc.                                               513 $     4,458
#   GAMCO Investors, Inc. Class A                             5,224     396,658
*   Genworth Financial, Inc. Class A                        483,810   8,636,009
#   German American Bancorp, Inc.                            10,089     262,718
    GFI Group, Inc.                                         116,588     433,707
    Glacier Bancorp, Inc.                                    79,414   2,037,763
#*  Gleacher & Co., Inc.                                        650       7,475
*   Global Indemnity P.L.C.                                  13,609     364,721
    Goldman Sachs Group, Inc. (The)                         152,527  24,376,865
    Great Southern Bancorp, Inc.                             11,010     315,657
#*  Green Dot Corp. Class A                                  38,954     676,631
#   Greenhill & Co., Inc.                                    18,390     922,259
*   Greenlight Capital Re, Ltd. Class A                      30,800     980,364
#   Guaranty Bancorp                                          1,480      18,633
#*  Guaranty Federal Bancshares, Inc.                           909      11,490
*   Hallmark Financial Services, Inc.                        13,444     112,930
#   Hampden Bancorp, Inc.                                       818      13,293
    Hancock Holding Co.                                      88,104   2,971,748
    Hanmi Financial Corp.                                    33,952     722,159
    Hanover Insurance Group, Inc. (The)                      45,282   2,646,733
    Harleysville Savings Financial Corp.                      1,916      32,380
#*  Harris & Harris Group, Inc.                              21,080      75,677
    Hartford Financial Services Group, Inc. (The)           361,344  12,961,409
#   Hawthorn Bancshares, Inc.                                 1,228      16,283
    HCC Insurance Holdings, Inc.                            104,750   4,812,215
#   HCI Group, Inc.                                           8,790     339,997
    Heartland Financial USA, Inc.                            15,126     367,562
    Heritage Commerce Corp.                                  19,954     162,026
#   Heritage Financial Corp.                                 12,619     203,923
    Heritage Financial Group, Inc.                            4,012      77,231
    HF Financial Corp.                                        1,948      26,688
    HFF, Inc. Class A                                        24,226     823,684
*   Hilltop Holdings, Inc.                                   82,528   1,843,676
#   Hingham Institution for Savings                             458      31,836
*   HMN Financial, Inc.                                         989      11,017
#*  Home Bancorp, Inc.                                        4,739      95,965
    Home BancShares, Inc.                                    51,620   1,636,870
    Home Federal Bancorp, Inc.                               11,618     174,851
    HopFed Bancorp, Inc.                                      1,211      13,781
    Horace Mann Educators Corp.                              32,617     980,793
#   Horizon Bancorp                                           1,500      29,985
*   Howard Hughes Corp. (The)                                40,962   5,847,735
    Hudson City Bancorp, Inc.                               416,419   4,147,533
#   Hudson Valley Holding Corp.                              12,778     234,604
    Huntington Bancshares, Inc.                             693,834   6,355,519
#   Iberiabank Corp.                                         31,172   1,960,719
*   ICG Group, Inc.                                          37,349     761,173
#   Independence Holding Co.                                  8,496     110,958
#   Independent Bank Corp.(453836108)                        23,331     866,047
    Independent Bank Corp.(453838609)                         3,800      49,476
#   Infinity Property & Casualty Corp.                        7,832     502,579
    Interactive Brokers Group, Inc. Class A                  84,322   2,015,296

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                          SHARES     VALUE+
                                                         --------- -----------
Financials -- (Continued)
    IntercontinentalExchange Group, Inc.                    34,222 $ 6,996,346
#*  InterGroup Corp. (The)                                     200       3,498
    International Bancshares Corp.                          67,093   1,540,455
#*  Intervest Bancshares Corp. Class A                      15,492     117,274
#*  INTL. FCStone, Inc.                                     16,685     315,680
    Invesco, Ltd.                                          337,374  11,878,939
*   Investment Technology Group, Inc.                       26,174     540,231
    Investors Bancorp, Inc.                                109,484   2,926,507
#*  Investors Capital Holdings, Ltd.                         1,399       9,954
#   Investors Title Co.                                      1,022      72,317
#   Janus Capital Group, Inc.                              172,452   2,091,843
*   Jefferson Bancshares, Inc.                               1,271       9,977
#   JMP Group, Inc.                                         15,902     109,883
    Jones Lang LaSalle, Inc.                                43,037   4,987,558
    JPMorgan Chase & Co.                                 1,360,498  76,160,678
*   KCG Holdings, Inc. Class A                               7,392      73,550
#*  Kearny Financial Corp.                                  44,060     642,395
    Kemper Corp.                                            56,241   2,216,458
    Kennedy-Wilson Holdings, Inc.                           75,179   1,641,909
#   Kentucky First Federal Bancorp                             936       8,040
    KeyCorp                                                752,159  10,259,449
#*  Ladenburg Thalmann Financial Services, Inc.             23,786      64,936
    Lake Shore Bancorp, Inc.                                   125       1,548
    Lakeland Bancorp, Inc.                                  26,016     271,607
#   Lakeland Financial Corp.                                15,294     559,760
    Landmark Bancorp, Inc.                                   1,197      23,126
    Legg Mason, Inc.                                       131,430   6,162,753
    Leucadia National Corp.                                284,343   7,256,433
    Life Partners Holdings, Inc.                             7,528      20,551
    Lincoln National Corp.                                 211,735  10,271,265
    LNB Bancorp, Inc.                                        6,277      71,432
    Loews Corp.                                            112,962   4,966,939
#   Louisiana Bancorp, Inc.                                  2,100      40,950
    LPL Financial Holdings, Inc.                            84,895   4,019,778
    LSB Financial Corp.                                        259       7,633
#   M&T Bank Corp.                                          96,891  11,821,671
    Macatawa Bank Corp.                                     19,394      94,449
*   Magyar Bancorp, Inc.                                       211       1,745
#   Maiden Holdings, Ltd.                                   79,127     933,699
#   MainSource Financial Group, Inc.                        15,803     261,224
#*  Malvern Bancorp, Inc.                                      134       1,380
    Manning & Napier, Inc.                                   2,618      43,511
*   Markel Corp.                                            10,422   6,523,338
    MarketAxess Holdings, Inc.                              24,306   1,309,607
    Marlin Business Services Corp.                          11,172     191,823
    Marsh & McLennan Cos., Inc.                            140,592   6,932,592
#*  Maui Land & Pineapple Co., Inc.                          2,542      19,904
    MB Financial, Inc.                                      55,073   1,478,159
*   MBIA, Inc.                                             191,659   2,322,907
*   MBT Financial Corp.                                      4,170      20,558
#   MCG Capital Corp.                                       58,376     196,143
    McGraw Hill Financial, Inc.                            119,180   8,810,977

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
#   Meadowbrook Insurance Group, Inc.                        35,445 $   198,492
#   Medallion Financial Corp.                                22,015     299,404
#   Mercantile Bank Corp.                                     6,156     120,104
    Merchants Bancshares, Inc.                                4,638     134,827
    Mercury General Corp.                                    55,623   2,662,117
*   Meridian Interstate Bancorp, Inc.                        16,677     421,428
    Meta Financial Group, Inc.                                1,310      54,902
    MetLife, Inc.                                           318,115  16,653,320
*   Metro Bancorp, Inc.                                      10,574     215,921
#*  MGIC Investment Corp.                                   152,142   1,308,421
    MicroFinancial, Inc.                                      7,011      55,177
    Mid Penn Bancorp, Inc.                                      497       7,455
#   MidSouth Bancorp, Inc.                                    5,731      95,822
#   MidWestOne Financial Group, Inc.                          3,102      76,402
#   Montpelier Re Holdings, Ltd.                             46,585   1,424,569
    Moody's Corp.                                           136,685  10,729,773
    Morgan Stanley                                          439,424  13,591,384
*   MSB Financial Corp.                                         339       2,765
*   MSCI, Inc.                                               92,812   3,762,598
    MutualFirst Financial, Inc.                               2,798      52,602
    NASDAQ OMX Group, Inc. (The)                            136,287   5,028,990
#   National Interstate Corp.                                14,597     409,008
    National Penn Bancshares, Inc.                          150,458   1,469,975
    National Security Group, Inc.                               312       3,239
    National Western Life Insurance Co. Class A               1,427     332,848
#*  Naugatuck Valley Financial Corp.                            610       4,724
*   Navigators Group, Inc. (The)                             14,054     800,656
    NBT Bancorp, Inc.                                        43,897     994,267
    Nelnet, Inc. Class A                                     35,331   1,493,088
*   New Century Bancorp, Inc.                                   300       2,223
#   New Hampshire Thrift Bancshares, Inc.                     3,306      48,764
#   New York Community Bancorp, Inc.                        328,457   5,061,522
*   NewBridge Bancorp                                         8,957      68,879
#*  NewStar Financial, Inc.                                  38,956     444,878
    Nicholas Financial, Inc.                                  4,022      63,226
*   North Valley Bancorp                                        252       5,695
    Northeast Bancorp                                            59         573
    Northeast Community Bancorp, Inc.                         3,456      25,160
    Northern Trust Corp.                                    181,610  10,942,003
    Northfield Bancorp, Inc.                                 55,335     717,695
#   Northrim BanCorp, Inc.                                    3,902      93,609
    Northwest Bancshares, Inc.                               99,625   1,324,016
#   Norwood Financial Corp.                                     991      28,580
#   Ocean Shore Holding Co.                                   3,964      59,420
    OceanFirst Financial Corp.                               16,231     263,267
#*  Ocwen Financial Corp.                                   106,268   4,027,557
    OFG Bancorp                                              44,256     755,007
    Ohio Valley Banc Corp.                                    1,110      24,143
    Old Line Bancshares, Inc.                                   600      10,182
#   Old National Bancorp                                    102,895   1,452,872
    Old Republic International Corp.                        253,456   4,197,231
*   Old Second Bancorp, Inc.                                  4,388      20,887

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                          SHARES     VALUE+
                                                         --------- -----------
Financials -- (Continued)
    OmniAmerican Bancorp, Inc.                               9,890 $   245,865
#   OneBeacon Insurance Group, Ltd. Class A                 23,836     368,028
    Oppenheimer Holdings, Inc. Class A                       8,464     215,493
    Oritani Financial Corp.                                 48,584     720,501
    Pacific Continental Corp.                               15,394     202,893
*   Pacific Mercantile Bancorp                               7,453      48,817
#*  Pacific Premier Bancorp, Inc.                            2,700      36,855
    PacWest Bancorp                                         99,963   3,935,543
    Park National Corp.                                     12,868     933,187
    Park Sterling Corp.                                     20,322     132,703
    PartnerRe, Ltd.                                         53,064   5,592,946
*   Patriot National Bancorp, Inc.                             500         645
#   Peapack Gladstone Financial Corp.                        6,688     127,139
#   Penns Woods Bancorp, Inc.                                3,034     133,496
#   People's United Financial, Inc.                        334,855   4,781,729
    Peoples Bancorp                                            470      11,750
    Peoples Bancorp of North Carolina, Inc.                  2,042      35,122
    Peoples Bancorp, Inc.                                    9,279     241,904
#*  PHH Corp.                                               46,987   1,116,881
*   Phoenix Cos., Inc. (The)                                 4,663     205,265
*   PICO Holdings, Inc.                                     22,220     516,615
    Pinnacle Financial Partners, Inc.                       36,380   1,257,657
*   Piper Jaffray Cos.                                      12,428     545,092
    Platinum Underwriters Holdings, Ltd.                    29,146   1,827,746
    PNC Financial Services Group, Inc. (The)               158,691  13,336,392
*   Popular, Inc.                                          100,755   3,113,330
*   Porter Bancorp, Inc.                                     3,389       3,660
#*  Portfolio Recovery Associates, Inc.                     40,407   2,309,260
*   Preferred Bank                                           1,261      27,048
    Premier Financial Bancorp, Inc.                          2,911      41,627
    Primerica, Inc.                                         60,533   2,777,859
*   Primus Guaranty, Ltd.                                   16,378     131,679
    Principal Financial Group, Inc.                        225,158  10,546,401
    PrivateBancorp, Inc.                                    78,398   2,161,433
    ProAssurance Corp.                                      59,050   2,682,051
    Progressive Corp. (The)                                458,857  11,127,282
#   Prosperity Bancshares, Inc.                             65,959   3,891,581
    Protective Life Corp.                                   83,805   4,286,626
#   Provident Financial Holdings, Inc.                       6,264      88,134
    Provident Financial Services, Inc.                      49,741     864,499
*   Prudential Bancorp, Inc.                                 2,842      30,722
    Prudential Financial, Inc.                             158,984  12,826,829
*   PSB Holdings, Inc.                                       1,100       7,194
    Pulaski Financial Corp.                                  7,180      74,169
#   Pzena Investment Management, Inc. Class A                8,560      93,047
    QC Holdings, Inc.                                        8,157      16,885
#   QCR Holdings, Inc.                                       1,185      20,489
    Radian Group, Inc.                                     100,718   1,408,038
    Raymond James Financial, Inc.                          105,086   5,222,774
    Regions Financial Corp.                              1,121,851  11,375,569
    Reinsurance Group of America, Inc.                      75,920   5,823,823
#   RenaissanceRe Holdings, Ltd.                            49,929   5,053,314

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
#    Renasant Corp.                                          26,531 $   722,174
     Republic Bancorp, Inc. Class A                          14,893     357,581
#*   Republic First Bancorp, Inc.                            14,828      65,540
#    Resource America, Inc. Class A                          13,106     111,532
#*   Riverview Bancorp, Inc.                                  9,533      33,175
#    RLI Corp.                                               39,986   1,721,797
*    Royal Bancshares of Pennsylvania, Inc. Class A           2,453       6,402
#    S&T Bancorp, Inc.                                       28,907     672,377
#*   Safeguard Scientifics, Inc.                             20,000     420,200
     Safety Insurance Group, Inc.                            14,444     775,787
#    Salisbury Bancorp, Inc.                                    543      16,374
     Sandy Spring Bancorp, Inc.                              23,110     555,796
     SB Financial Group, Inc.                                 1,124       8,880
#*   Seacoast Banking Corp. of Florida                        6,735      71,391
*    Security National Financial Corp. Class A                  899       3,497
     SEI Investments Co.                                    124,430   4,029,043
     Selective Insurance Group, Inc.                         53,825   1,234,746
#*   Shore Bancshares, Inc.                                   3,114      29,552
     SI Financial Group, Inc.                                 5,983      70,599
*    Siebert Financial Corp.                                  3,562      10,419
     Sierra Bancorp                                           9,727     151,838
*    Signature Bank                                          43,030   5,112,825
#    Simmons First National Corp. Class A                    15,665     566,446
     Simplicity Bancorp, Inc.                                 6,143     106,520
     SLM Corp.                                              335,336   8,634,902
*    South Street Financial Corp.                               300       2,878
*    Southcoast Financial Corp.                               2,666      19,169
(o)  Southern Community Financial Corp.                       5,725       1,260
*    Southern First Bancshares, Inc.                          1,052      14,370
     Southern Missouri Bancorp, Inc.                            557      19,662
#    Southern National Bancorp of Virginia, Inc.                302       3,120
#    Southside Bancshares, Inc.                              18,248     503,278
     Southwest Bancorp, Inc.                                 16,450     274,715
     Southwest Georgia Financial Corp.                          863      12,380
#*   St Joe Co. (The)                                        66,355   1,184,437
     StanCorp Financial Group, Inc.                          47,956   2,930,112
#    State Auto Financial Corp.                              31,122     636,756
     State Street Corp.                                     151,491   9,780,259
     Sterling Bancorp                                        76,328     912,883
#    Stewart Information Services Corp.                      21,400     652,700
*    Stifel Financial Corp.                                  72,485   3,390,123
     Stock Yards Bancorp Inc                                 11,700     344,916
*    Stratus Properties, Inc.                                 2,912      48,339
#*   Suffolk Bancorp                                         11,604     254,476
     Summit State Bank                                        1,967      22,817
#*   Sun Bancorp, Inc.                                       29,446     111,895
     SunTrust Banks, Inc.                                   310,288  11,871,619
     Susquehanna Bancshares, Inc.                           209,098   2,166,255
*    Sussex Bancorp                                             448       4,032
*    SVB Financial Group                                     46,568   4,968,340
*    SWS Group, Inc.                                         12,800      94,848
     Symetra Financial Corp.                                108,354   2,238,594

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
    Synovus Financial Corp.                               1,109,088 $ 3,560,172
    T Rowe Price Group, Inc.                                 70,274   5,771,604
*   Taylor Capital Group, Inc.                               23,708     504,743
    TCF Financial Corp.                                     174,321   2,736,840
    TD Ameritrade Holding Corp.                             165,550   5,281,045
#   Teche Holding Co.                                           824      60,070
#*  Tejon Ranch Co.                                          15,148     469,739
#   Territorial Bancorp, Inc.                                 9,185     187,925
#   Teton Advisors, Inc. Class A                                 29       1,326
*   Texas Capital Bancshares, Inc.                           39,898   2,241,869
    TF Financial Corp.                                        1,494      46,852
*   TFS Financial Corp.                                     214,918   2,877,752
    Timberland Bancorp, Inc.                                  1,600      17,040
    Tompkins Financial Corp.                                 12,472     587,930
    Torchmark Corp.                                          68,891   5,490,613
#   Tower Group International, Ltd.                          41,762     102,735
    TowneBank                                                25,090     387,139
    Travelers Cos., Inc. (The)                              149,660  13,556,203
*   Tree.com, Inc.                                            8,606     250,262
#   Trico Bancshares                                         13,744     333,292
#   TrustCo Bank Corp.                                       94,236     622,900
    Trustmark Corp.                                          71,629   1,638,155
    U.S. Bancorp                                            640,200  26,107,356
#   UMB Financial Corp.                                      46,031   2,702,480
#   Umpqua Holdings Corp.                                   107,233   1,783,285
#*  Unico American Corp.                                        100       1,321
    Union Bankshares Corp.                                   37,125     950,029
#   Union Bankshares, Inc.                                      863      20,324
    United Bancshares, Inc.                                   1,036      15,861
    United Bankshares, Inc.                                  56,827   1,662,190
    United Community Bancorp                                     99       1,129
*   United Community Banks, Inc.                             49,369     797,309
#*  United Community Financial Corp.                          6,897      22,967
*   United Financial Bancorp, Inc.(910304104)                25,474     335,238
#   United Financial Bancorp, Inc.(91030T109)                15,360     270,950
    United Fire Group, Inc.                                  21,736     604,696
#*  United Security Bancshares                                4,582      25,845
    Unity Bancorp, Inc.                                       3,873      33,114
#   Universal Insurance Holdings, Inc.                       40,757     596,275
#   Univest Corp. of Pennsylvania                            16,228     319,854
    Unum Group                                              205,939   6,841,294
    Validus Holdings, Ltd.                                   99,741   3,697,399
#   Valley National Bancorp                                 174,413   1,747,618
*   Vantagesouth Bancshares, Inc.                             3,241      19,900
    ViewPoint Financial Group, Inc.                          38,969   1,015,922
#*  Viewtran Group, Inc.                                      3,100       6,572
*   Virtus Investment Partners, Inc.                          4,318     798,787
#   VSB Bancorp, Inc.                                           169       1,906
    Waddell & Reed Financial, Inc. Class A                   65,797   4,438,008
*   Walker & Dunlop, Inc.                                     9,634     151,061
    Washington Banking Co.                                   12,496     214,931
    Washington Federal, Inc.                                109,150   2,355,457

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                        SHARES       VALUE+
                                                       --------- --------------
Financials -- (Continued)
#   Washington Trust Bancorp, Inc.                        16,199 $      554,006
#   Waterstone Financial, Inc.                            13,136        136,746
    Wayne Savings Bancshares, Inc.                           955         11,097
    Webster Financial Corp.                               98,814      2,978,254
    Wells Fargo & Co.                                  1,811,112     89,903,600
#   WesBanco, Inc.                                        25,679        776,533
#   West Bancorporation, Inc.                             12,598        182,797
#   Westamerica Bancorporation                            23,834      1,211,244
*   Western Alliance Bancorp                              79,374      1,831,158
    Westfield Financial, Inc.                             20,512        140,507
#   Westwood Holdings Group, Inc.                          4,374        254,436
    Willis Group Holdings P.L.C.                          56,420      2,312,656
    Wilshire Bancorp, Inc.                                77,043        770,430
#   Wintrust Financial Corp.                              42,718      1,914,621
#*  WisdomTree Investments, Inc.                         114,919      1,297,436
#*  World Acceptance Corp.                                 9,067        658,264
    WR Berkley Corp.                                      97,415      4,309,640
    WSFS Financial Corp.                                   4,034        272,779
    WVS Financial Corp.                                      803          9,576
    XL Group P.L.C.                                      224,961      7,052,527
*   Yadkin Financial Corp.                                 2,192         41,977
    Zions Bancorp.                                       183,285      5,300,602
*   ZipRealty, Inc.                                       11,687         38,801
                                                                 --------------
Total Financials                                                  1,424,386,732
                                                                 --------------
Health Care -- (10.4%)
#*  Abaxis, Inc.                                           7,459        302,910
    Abbott Laboratories                                  376,087     14,569,610
    AbbVie, Inc.                                         586,332     30,536,171
#*  Acadia Healthcare Co., Inc.                           26,155      1,099,033
#*  Accuray, Inc.                                         47,447        398,555
*   Acorda Therapeutics, Inc.                             31,281      1,108,911
*   Actavis P.L.C.                                        73,687     15,056,465
#*  Adcare Health Systems, Inc.                            2,984         12,234
*   Addus HomeCare Corp.                                   9,732        210,406
    Aetna, Inc.                                          134,335      9,598,236
#*  Affymax, Inc.                                         23,828         12,867
#*  Affymetrix, Inc.                                      89,923        668,128
    Agilent Technologies, Inc.                            73,407      3,966,914
#*  Air Methods Corp.                                     57,682      3,211,157
#*  Akorn, Inc.                                           47,877      1,207,458
#*  Albany Molecular Research, Inc.                       23,579        378,679
*   Alere, Inc.                                           88,578      2,958,505
*   Alexion Pharmaceuticals, Inc.                         39,749      6,288,292
#*  Align Technology, Inc.                                53,254      2,683,469
*   Alkermes P.L.C.                                      109,570      5,068,708
    Allergan, Inc.                                        82,027     13,603,358
*   Alliance HealthCare Services, Inc.                     5,721        162,820
*   Allied Healthcare Products, Inc.                       1,583          3,419
*   Allscripts Healthcare Solutions, Inc.                203,156      3,092,034
*   Almost Family, Inc.                                    7,302        156,774
*   Alnylam Pharmaceuticals, Inc.                         27,384      1,356,330

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Health Care -- (Continued)
#*  Alphatec Holdings, Inc.                                  40,201 $    54,271
#*  AMAG Pharmaceuticals, Inc.                               14,999     273,882
#*  Amedisys, Inc.                                           32,387     441,435
*   American Shared Hospital Services                           797       2,224
    AmerisourceBergen Corp.                                  95,538   6,227,167
    Amgen, Inc.                                             197,640  22,086,270
*   AMN Healthcare Services, Inc.                            34,573     431,471
*   Amsurg Corp.                                             34,501   1,494,238
#*  Anacor Pharmaceuticals, Inc.                             17,718     291,815
    Analogic Corp.                                           12,091     907,792
*   AngioDynamics, Inc.                                      31,505     423,427
#*  Anika Therapeutics, Inc.                                 15,532     663,838
*   Arqule, Inc.                                             11,499      18,628
*   Arrhythmia Research Technology, Inc.                      1,150       5,578
*   ArthroCare Corp.                                         23,431   1,137,106
#*  athenahealth, Inc.                                       12,686   1,568,497
*   AtriCure, Inc.                                            2,500      38,500
#   Atrion Corp.                                              1,243     358,394
#*  Authentidate Holding Corp.                                  326         339
#*  Auxilium Pharmaceuticals, Inc.                           33,410     752,059
#*  AVEO Pharmaceuticals, Inc.                                1,372       1,688
#*  Baxano Surgical, Inc.                                    17,578      14,941
    Baxter International, Inc.                              138,893  10,110,021
    Becton Dickinson and Co.                                 51,570   5,828,957
*   Bio-Rad Laboratories, Inc. Class A                       22,788   2,807,709
*   Bio-Rad Laboratories, Inc. Class B                        1,562     200,975
#*  Bio-Reference Labs, Inc.                                 19,000     482,600
#*  Bioanalytical Systems, Inc.                                 400       1,112
*   Biogen Idec, Inc.                                        70,829  20,336,422
*   BioMarin Pharmaceutical, Inc.                            69,676   4,057,233
#*  BioScrip, Inc.                                           62,273     430,929
#*  Biospecifics Technologies Corp.                             900      21,357
#*  Biota Pharmaceuticals, Inc.                               1,866       6,886
*   BioTelemetry, Inc.                                       20,541     163,096
*   Boston Scientific Corp.                               1,003,610  12,655,522
*   Bovie Medical Corp.                                       7,222      28,527
    Bristol-Myers Squibb Co.                                409,202  20,496,928
*   Brookdale Senior Living, Inc.                            94,587   3,011,650
*   Bruker Corp.                                            138,122   2,853,601
*   Cambrex Corp.                                            33,102     678,260
    Cantel Medical Corp.                                     32,964   1,093,086
*   Capital Senior Living Corp.                              21,903     541,661
#*  Cardica, Inc.                                             1,700       1,819
    Cardinal Health, Inc.                                    95,367   6,628,960
*   CareFusion Corp.                                        163,668   6,392,872
*   Celgene Corp.                                           119,850  17,619,149
#*  Celldex Therapeutics, Inc.                               36,352     545,280
#*  Celsion Corp.                                               666       2,211
*   Centene Corp.                                            37,229   2,472,006
#*  Cepheid, Inc.                                            24,248   1,054,303
*   Cerner Corp.                                             81,908   4,201,880
*   Charles River Laboratories International, Inc.           51,769   2,781,031

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
#   Chemed Corp.                                             13,600 $ 1,132,472
*   Chindex International, Inc.                               8,632     205,701
    Cigna Corp.                                             155,296  12,429,892
#*  Columbia Laboratories, Inc.                                 386       2,586
*   Community Health Systems, Inc.                          105,531   3,998,570
#   Computer Programs & Systems, Inc.                         7,987     504,219
    CONMED Corp.                                             22,248   1,030,750
    Cooper Cos., Inc. (The)                                  37,384   4,931,323
*   Corvel Corp.                                             15,756     717,528
*   Covance, Inc.                                            44,348   3,915,041
    Covidien P.L.C.                                         115,859   8,254,954
    CR Bard, Inc.                                            30,362   4,169,613
*   Cross Country Healthcare, Inc.                           28,018     198,648
#   CryoLife, Inc.                                           26,075     236,761
*   Cubist Pharmaceuticals, Inc.                             63,461   4,446,078
#*  Cumberland Pharmaceuticals, Inc.                         14,360      63,902
#*  Cutera, Inc.                                             12,003     123,751
#*  Cyberonics, Inc.                                         14,064     832,026
*   Cynosure, Inc. Class A                                   19,235     472,027
#*  Cytokinetics, Inc.                                        2,470      11,239
*   DaVita HealthCare Partners, Inc.                        114,641   7,944,621
    Daxor Corp.                                               2,013      16,728
    DENTSPLY International, Inc.                             66,164   2,952,899
*   Depomed, Inc.                                            18,914     264,985
#   Digirad Corp.                                             9,575      30,449
*   Durect Corp.                                             18,393      23,911
#*  Dyax Corp.                                               24,678     163,122
#*  Edwards Lifesciences Corp.                               31,200   2,541,864
    Eli Lilly & Co.                                         280,470  16,575,777
#*  Emergent Biosolutions, Inc.                              33,103     872,595
*   Emeritus Corp.                                           26,182     781,009
*   Endo International P.L.C.                                98,137   6,177,233
    Ensign Group, Inc. (The)                                 17,002     722,585
#*  EnteroMedics, Inc.                                          100         182
#*  Enzo Biochem, Inc.                                       23,675      99,435
    Enzon Pharmaceuticals, Inc.                              38,733      34,476
#*  Exact Sciences Corp.                                      1,550      18,600
#*  Exactech, Inc.                                           11,305     251,197
*   ExamWorks Group, Inc.                                    26,888     989,478
*   Express Scripts Holding Co.                             280,660  18,686,343
*   Five Star Quality Care, Inc.                             46,677     225,450
*   Forest Laboratories, Inc.                               203,080  18,665,083
*   Furiex Pharmaceuticals, Inc.                              6,234     644,409
#*  Gentiva Health Services, Inc.                            27,565     207,564
*   Gilead Sciences, Inc.                                   585,923  45,989,096
*   Globus Medical, Inc. Class A                             16,267     397,240
*   Greatbatch, Inc.                                         19,695     906,561
#*  GTx, Inc.                                                 8,205      12,636
*   Haemonetics Corp.                                        39,016   1,184,526
*   Hanger, Inc.                                             37,035   1,284,003
*   Harvard Apparatus Regenerative Technology, Inc.           6,528      56,467
#*  Harvard Bioscience, Inc.                                 26,114     110,201

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
*     HCA Holdings, Inc.                                     80,241 $ 4,172,532
*     Health Net, Inc.                                       79,794   2,739,328
#     HealthSouth Corp.                                      52,066   1,803,566
*     HealthStream, Inc.                                     10,500     237,825
#*    Healthways, Inc.                                       37,705     678,690
*     Henry Schein, Inc.                                     38,271   4,371,696
#     Hill-Rom Holdings, Inc.                                47,312   1,767,576
#*    HMS Holdings Corp.                                     55,059     890,304
#*    Hologic, Inc.                                         171,180   3,592,212
#*    Horizon Pharma, Inc.                                   25,543     362,200
*     Hospira, Inc.                                         124,280   5,692,024
      Humana, Inc.                                          121,062  13,286,555
*     ICU Medical, Inc.                                      14,367     801,391
#*    Idera Pharmaceuticals, Inc.                            12,837      36,457
#*    IDEXX Laboratories, Inc.                               30,958   3,914,330
#*    Illumina, Inc.                                         37,922   5,151,704
*     Impax Laboratories, Inc.                               76,063   1,989,047
*     Incyte Corp., Ltd.                                    102,337   4,969,485
#*    Infinity Pharmaceuticals, Inc.                         11,703     114,338
#*    Insys Therapeutics, Inc.                                4,960     203,658
*     Integra LifeSciences Holdings Corp.                    21,889     997,701
*     Intuitive Surgical, Inc.                                8,330   3,012,961
      Invacare Corp.                                         32,126     507,591
#*    IPC The Hospitalist Co., Inc.                          13,189     534,155
*     Iridex Corp.                                            2,696      22,458
#*    Isis Pharmaceuticals, Inc.                             49,163   1,308,227
*     Jazz Pharmaceuticals P.L.C.                            46,274   6,242,363
      Johnson & Johnson                                     871,648  88,289,226
      Kewaunee Scientific Corp.                               1,352      22,646
      Kindred Healthcare, Inc.                               52,462   1,316,796
*     Laboratory Corp. of America Holdings                   41,562   4,102,169
#     Landauer, Inc.                                          4,482     193,802
*     Lannett Co., Inc.                                      21,767     751,615
#*    LCA-Vision, Inc.                                        8,304      44,509
#     LeMaitre Vascular, Inc.                                 8,529      70,023
#*    LHC Group, Inc.                                        16,956     352,346
*     LifePoint Hospitals, Inc.                              42,949   2,401,708
#*    Ligand Pharmaceuticals, Inc. Class B                    5,831     368,344
#*    Luminex Corp.                                          32,972     633,392
*     Magellan Health Services, Inc.                         29,077   1,678,324
#*    Mallinckrodt P.L.C.                                    26,456   1,884,461
#*    Masimo Corp.                                           45,571   1,219,480
#*    Mast Therapeutics, Inc.                                 9,644       5,537
(o)*  Maxygen, Inc.                                          18,827         565
      McKesson Corp.                                         63,960  10,821,392
*     MedAssets, Inc.                                        67,629   1,543,970
(o)*  MedCath Corp.                                          11,283      22,566
#*    Medical Action Industries, Inc.                        18,216     116,765
#*    Medicines Co. (The)                                    44,085   1,172,661
*     MediciNova, Inc.                                        1,657       3,115
*     Medidata Solutions, Inc.                               18,834     683,863
#*    Medivation, Inc.                                       41,241   2,483,121

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Health Care -- (Continued)
*   MEDNAX, Inc.                                            100,710 $ 5,967,068
    Medtronic, Inc.                                         255,826  15,047,685
    Merck & Co., Inc.                                       801,185  46,917,394
#   Meridian Bioscience, Inc.                                13,751     274,607
#*  Merit Medical Systems, Inc.                              42,639     548,764
*   Mettler-Toledo International, Inc.                       17,599   4,102,679
*   Misonix, Inc.                                             2,220      13,320
#*  Molina Healthcare, Inc.                                  45,300   1,694,220
*   Momenta Pharmaceuticals, Inc.                            46,247     528,141
*   MWI Veterinary Supply, Inc.                               9,388   1,470,536
*   Mylan, Inc.                                             181,213   9,201,996
#*  Myriad Genetics, Inc.                                    60,906   2,570,842
#*  Nanosphere, Inc.                                         11,930      20,400
#   National Healthcare Corp.                                11,008     602,468
#*  National Research Corp. Class A                          11,661     183,777
#*  National Research Corp. Class B                           1,943      85,259
*   Natus Medical, Inc.                                      32,808     814,623
*   Neogen Corp.                                             13,046     544,997
#*  NPS Pharmaceuticals, Inc.                                 3,990     106,214
*   NuVasive, Inc.                                           44,228   1,490,926
    Omnicare, Inc.                                           95,436   5,656,492
*   Omnicell, Inc.                                           37,789   1,000,653
#*  OncoGenex Pharmaceutical, Inc.                            1,100       4,268
#*  Opko Health, Inc.                                       320,839   2,653,339
*   OraSure Technologies, Inc.                               43,327     283,792
*   Orthofix International NV                                12,389     374,148
#*  Osiris Therapeutics, Inc.                                 3,966      56,436
#   Owens & Minor, Inc.                                      67,789   2,273,643
#*  Pacific Biosciences of California, Inc.                  27,980     123,672
#*  Pain Therapeutics, Inc.                                  40,174     228,590
*   PAREXEL International Corp.                              46,637   2,114,988
#   Patterson Cos., Inc.                                     75,864   3,087,665
#*  PDI, Inc.                                                10,224      48,257
#   PDL BioPharma, Inc.                                      98,354     835,025
    PerkinElmer, Inc.                                       122,022   5,121,263
#*  Pernix Therapeutics Holdings                              3,056      14,699
    Perrigo Co. P.L.C.                                       47,124   6,826,383
    Pfizer, Inc.                                          2,295,798  71,812,561
*   PharMerica Corp.                                         31,477     855,860
#*  PhotoMedex, Inc.                                          5,223      78,920
#*  Pozen, Inc.                                              24,054     201,091
*   Prestige Brands Holdings, Inc.                           51,041   1,710,894
#*  Progenics Pharmaceuticals, Inc.                          32,363     114,241
*   ProPhase Labs, Inc.                                       3,827       7,577
*   Providence Service Corp. (The)                           11,710     475,543
#*  pSivida Corp.                                             6,147      22,375
    Psychemedics Corp.                                          400       6,304
    Quality Systems, Inc.                                    48,767     720,289
#   Quest Diagnostics, Inc.                                 114,806   6,421,100
#   Questcor Pharmaceuticals, Inc.                           30,745   2,526,624
#*  Quidel Corp.                                             26,958     578,249
#*  RadNet, Inc.                                             17,856      88,744

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                          SHARES    VALUE+
                                                          ------- -----------
Health Care -- (Continued)
*   Regeneron Pharmaceuticals, Inc.                        26,802 $ 7,957,246
#*  Repligen Corp.                                         26,740     423,829
#   ResMed, Inc.                                           48,448   2,415,133
#*  Retractable Technologies, Inc.                          2,700       9,963
*   Rigel Pharmaceuticals, Inc.                            41,025     131,280
#*  RTI Surgical, Inc.                                     47,690     205,067
#*  Sagent Pharmaceuticals, Inc.                           12,683     262,411
#*  Salix Pharmaceuticals, Ltd.                            36,039   3,964,290
#*  Sangamo Biosciences, Inc.                               9,721     134,539
#*  Sciclone Pharmaceuticals, Inc.                         54,788     261,887
#*  Seattle Genetics, Inc.                                 48,892   1,881,364
    Select Medical Holdings Corp.                         150,450   2,100,282
*   Sirona Dental Systems, Inc.                            42,304   3,182,107
*   Skilled Healthcare Group, Inc. Class A                 15,845      81,760
#   Span-America Medical Systems, Inc.                      1,628      33,944
*   Special Diversified Opportunities, Inc.                 6,364       7,510
*   Spectranetics Corp.                                    11,818     251,251
#*  Spectrum Pharmaceuticals, Inc.                         39,588     271,970
    St Jude Medical, Inc.                                  84,499   5,363,152
#*  Staar Surgical Co.                                      7,839     133,341
#*  Stereotaxis, Inc.                                       1,899       7,349
    STERIS Corp.                                           44,418   2,134,285
    Stryker Corp.                                          60,685   4,718,259
#*  Sucampo Pharmaceuticals, Inc. Class A                   7,466      51,590
*   SunLink Health Systems, Inc.                            2,605       3,934
#*  SurModics, Inc.                                        12,999     282,858
*   Symmetry Medical, Inc.                                 33,805     279,229
#*  Targacept, Inc.                                         1,592       7,068
*   Taro Pharmaceutical Industries, Ltd.                    8,909   1,000,748
*   Team Health Holdings, Inc.                             64,180   3,111,446
    Techne Corp.                                           29,461   2,631,162
#   Teleflex, Inc.                                         41,136   4,199,574
#*  Tenet Healthcare Corp.                                 81,518   3,674,831
#*  Theravance, Inc.                                       45,811   1,233,232
    Thermo Fisher Scientific, Inc.                        124,378  14,179,092
*   Thoratec Corp.                                         45,894   1,504,405
*   Tornier NV                                             27,511     466,862
#*  Transcept Pharmaceuticals, Inc.                         9,901      29,208
#*  Triple-S Management Corp. Class B                      20,296     304,034
#*  United Therapeutics Corp.                              41,007   4,101,110
    UnitedHealth Group, Inc.                              363,224  27,256,329
#   Universal American Corp.                               80,319     575,887
    Universal Health Services, Inc. Class B                71,985   5,887,653
*   Uroplasty, Inc.                                         2,100       7,308
    US Physical Therapy, Inc.                               9,452     291,594
#   Utah Medical Products, Inc.                             2,567     130,378
*   Varian Medical Systems, Inc.                           35,403   2,816,309
*   Vascular Solutions, Inc.                               12,692     278,082
*   VCA Antech, Inc.                                      102,433   3,137,523
*   Vertex Pharmaceuticals, Inc.                           50,604   3,425,891
#*  Vical, Inc.                                            14,130      15,967
#*  Volcano Corp.                                           4,371      76,755

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                         SHARES      VALUE+
                                                         ------- --------------
Health Care -- (Continued)
*    Waters Corp.                                         24,784 $    2,442,215
*    WellCare Health Plans, Inc.                          49,341      3,329,037
     WellPoint, Inc.                                     106,927     10,765,410
     West Pharmaceutical Services, Inc.                   56,638      2,456,956
*    Wright Medical Group, Inc.                           47,631      1,302,708
#*   XenoPort, Inc.                                       22,266         90,400
#*   Zalicus, Inc.                                         3,117          3,335
     Zimmer Holdings, Inc.                               100,495      9,727,916
     Zoetis, Inc.                                        548,666     16,602,633
                                                                 --------------
Total Health Care                                                 1,020,624,111
                                                                 --------------
Industrials -- (12.4%)
     3M Co.                                              232,760     32,374,588
#    AAON, Inc.                                           26,106        740,105
#    AAR Corp.                                            35,816        927,634
     ABM Industries, Inc.                                 57,580      1,559,842
#    Acacia Research Corp.                                41,555        666,542
#*   ACCO Brands Corp.                                    82,552        506,044
#*   Accuride Corp.                                       14,909         84,087
     Aceto Corp.                                          30,868        675,392
#    Acme United Corp.                                     1,000         16,830
#*   Acorn Energy, Inc.                                   10,523         24,413
*    Active Power, Inc.                                      360          1,015
     Actuant Corp. Class A                                73,166      2,477,401
#    Acuity Brands, Inc.                                  34,556      4,304,641
*    Adept Technology, Inc.                                6,777         81,053
#    ADT Corp. (The)                                     155,331      4,697,209
#*   Advisory Board Co. (The)                             15,439        884,037
*    AECOM Technology Corp.                              101,169      3,279,899
#*   Aegion Corp.                                         39,089        996,379
*    AeroCentury Corp.                                       691         12,403
#*   Aerovironment, Inc.                                  24,952        842,629
     AGCO Corp.                                           87,613      4,880,044
*    Air Transport Services Group, Inc.                   61,220        479,353
     Aircastle, Ltd.                                      39,578        695,385
#    Alamo Group, Inc.                                    11,977        636,218
     Alaska Air Group, Inc.                               94,931      8,931,108
     Albany International Corp. Class A                   29,657      1,067,059
     Allegiant Travel Co.                                 19,263      2,262,439
     Allegion P.L.C.                                      58,306      2,877,401
#    Alliant Techsystems, Inc.                            33,943      4,895,259
(o)  Allied Defense Group, Inc.                            3,200            256
     Allied Motion Technologies, Inc.                      5,104         57,879
     Allison Transmission Holdings, Inc.                  77,890      2,324,238
     Altra Industrial Motion Corp.                        22,993        785,441
     AMERCO                                               17,789      4,449,207
#*   Ameresco, Inc. Class A                               21,115        135,347
*    American Airlines Group, Inc.                       114,796      4,025,896
     American Railcar Industries, Inc.                    19,392      1,346,580
     American Science & Engineering, Inc.                  5,659        380,285
#*   American Superconductor Corp.                         8,960         11,469
*    American Woodmark Corp.                              12,264        368,043

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
    AMETEK, Inc.                                             84,732 $ 4,467,071
*   AMREP Corp.                                               3,360      18,312
    AO Smith Corp.                                           63,922   2,988,993
    Apogee Enterprises, Inc.                                 26,535     843,017
    Applied Industrial Technologies, Inc.                    33,512   1,605,895
*   ARC Document Solutions, Inc.                             39,885     255,264
    ArcBest Corp.                                            24,176     953,018
    Argan, Inc.                                              15,110     404,495
*   Armstrong World Industries, Inc.                         44,238   2,325,149
#*  Arotech Corp.                                            14,831      51,464
#*  Ascent Solar Technologies, Inc.                          14,292       7,219
#   Astec Industries, Inc.                                   23,179     926,001
*   Astronics Corp.                                           8,850     505,512
*   Astronics Corp. Class B                                   1,690      96,161
#*  Atlas Air Worldwide Holdings, Inc.                       24,912     871,671
*   Avalon Holdings Corp. Class A                               500       2,240
*   Avis Budget Group, Inc.                                 161,539   8,495,336
#   AZZ, Inc.                                                22,144     961,492
*   B/E Aerospace, Inc.                                      54,163   4,753,887
    Babcock & Wilcox Co. (The)                               95,547   3,324,080
    Baltic Trading, Ltd.                                      8,669      51,927
    Barnes Group, Inc.                                       57,905   2,230,501
    Barrett Business Services, Inc.                           7,132     359,524
*   Beacon Roofing Supply, Inc.                              44,549   1,585,053
*   Blount International, Inc.                               62,419     697,220
#*  BlueLinx Holdings, Inc.                                  25,832      33,840
    Boeing Co. (The)                                        264,277  34,097,019
    Brady Corp. Class A                                      43,578   1,123,877
*   Breeze-Eastern Corp.                                      4,762      47,144
#   Briggs & Stratton Corp.                                  43,930     938,784
#   Brink's Co. (The)                                        47,513   1,208,731
*   Broadwind Energy, Inc.                                      488       6,583
#*  Builders FirstSource, Inc.                               59,256     465,160
*   CAI International, Inc.                                  16,201     352,372
    Carlisle Cos., Inc.                                      59,459   4,890,503
*   Casella Waste Systems, Inc. Class A                      19,206      97,951
    Caterpillar, Inc.                                       180,796  19,055,898
#*  CBIZ, Inc.                                               52,103     446,523
    CDI Corp.                                                16,021     245,442
    Ceco Environmental Corp.                                 14,425     229,213
    Celadon Group, Inc.                                      23,711     545,590
#   CH Robinson Worldwide, Inc.                              48,744   2,871,022
#*  Chart Industries, Inc.                                   25,103   1,712,527
    Chicago Bridge & Iron Co. NV                             47,797   3,827,106
    Chicago Rivet & Machine Co.                                 474      18,368
    Cintas Corp.                                             87,943   5,182,481
    CIRCOR International, Inc.                               16,096   1,307,156
    CLARCOR, Inc.                                            33,169   1,915,841
#*  Clean Harbors, Inc.                                      61,092   3,665,520
*   Colfax Corp.                                             81,134   5,840,025
*   Columbus McKinnon Corp.                                  19,710     522,118
    Comfort Systems USA, Inc.                                36,120     541,800

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
#*  Command Security Corp.                                    4,000 $     7,900
#*  Commercial Vehicle Group, Inc.                           14,342     139,261
#   Compx International, Inc.                                 1,315      12,098
    Con-way, Inc.                                            76,525   3,250,782
    Copa Holdings SA Class A                                  9,709   1,313,434
*   Copart, Inc.                                             87,957   3,190,200
    Corporate Executive Board Co. (The)                      32,198   2,222,306
    Courier Corp.                                             9,396     136,524
    Covanta Holding Corp.                                   129,394   2,387,319
*   Covenant Transportation Group, Inc. Class A               7,022      71,976
#*  CPI Aerostructures, Inc.                                  5,447      73,371
#*  CRA International, Inc.                                   6,991     152,194
    Crane Co.                                                47,044   3,421,510
    CSX Corp.                                               366,423  10,340,457
*   CTPartners Executive Search, Inc.                         1,200      11,520
    Cubic Corp.                                              27,600   1,309,068
    Cummins, Inc.                                            45,479   6,860,507
    Curtiss-Wright Corp.                                     49,769   3,182,230
    Danaher Corp.                                           173,628  12,740,823
    Deere & Co.                                             105,440   9,841,770
    Delta Air Lines, Inc.                                   260,159   9,581,656
    Deluxe Corp.                                             61,765   3,393,987
*   DigitalGlobe, Inc.                                       75,193   2,239,248
    Donaldson Co., Inc.                                      49,375   2,078,194
    Douglas Dynamics, Inc.                                   20,968     353,730
    Dover Corp.                                             107,673   9,302,947
*   Ducommun, Inc.                                            9,171     222,580
    Dun & Bradstreet Corp. (The)                             31,408   3,478,750
*   DXP Enterprises, Inc.                                    14,628   1,656,036
*   Dycom Industries, Inc.                                   33,593   1,054,820
#   Dynamic Materials Corp.                                  11,762     237,592
#*  Eagle Bulk Shipping, Inc.                                 5,847      17,073
    Eastern Co. (The)                                         2,746      46,380
    Eaton Corp. P.L.C.                                      163,173  11,852,887
#*  Echo Global Logistics, Inc.                              18,797     367,669
    Ecology and Environment, Inc. Class A                     1,746      16,744
    EMCOR Group, Inc.                                        65,833   3,027,660
    Emerson Electric Co.                                    234,513  15,989,096
#   Encore Wire Corp.                                        21,516   1,048,475
#*  Energy Recovery, Inc.                                    34,173     174,624
#*  EnerNOC, Inc.                                            26,936     635,690
#   EnerSys, Inc.                                            48,288   3,263,303
#*  Engility Holdings, Inc.                                  12,285     536,117
    Ennis, Inc.                                              20,180     301,893
#*  EnPro Industries, Inc.                                   22,284   1,586,844
    EnviroStar, Inc.                                            100         313
    Equifax, Inc.                                            56,560   4,005,014
#   ESCO Technologies, Inc.                                  25,782     861,634
    Espey Manufacturing & Electronics Corp.                   1,489      39,607
*   Esterline Technologies Corp.                             30,614   3,337,538
    Exelis, Inc.                                            190,730   3,536,134
    Expeditors International of Washington, Inc.             68,636   2,830,549

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Industrials -- (Continued)
    Exponent, Inc.                                           10,629 $   748,494
#   Fastenal Co.                                             91,096   4,562,088
*   Federal Signal Corp.                                     50,581     767,820
    FedEx Corp.                                             107,414  14,635,157
    Flowserve Corp.                                          53,440   3,903,792
    Fluor Corp.                                              70,053   5,303,012
    Fortune Brands Home & Security, Inc.                    125,096   4,985,076
    Forward Air Corp.                                        24,843   1,098,806
*   Franklin Covey Co.                                       14,953     303,097
#   Franklin Electric Co., Inc.                              39,033   1,509,406
    FreightCar America, Inc.                                 11,459     300,913
*   FTI Consulting, Inc.                                     40,525   1,390,007
#*  Fuel Tech, Inc.                                          19,248     117,220
*   Furmanite Corp.                                          36,043     377,731
    G&K Services, Inc. Class A                               17,855     945,244
#   GATX Corp.                                               42,839   2,811,524
#*  Genco Shipping & Trading, Ltd.                           32,587      53,769
*   Gencor Industries, Inc.                                   2,365      24,809
#*  GenCorp, Inc.                                            39,369     691,320
    Generac Holdings, Inc.                                   43,982   2,589,660
    General Cable Corp.                                      45,033   1,153,745
    General Dynamics Corp.                                   91,455  10,009,750
    General Electric Co.                                  3,214,914  86,449,037
*   Genesee & Wyoming, Inc. Class A                          54,817   5,427,431
*   Gibraltar Industries, Inc.                               26,691     455,882
#   Global Power Equipment Group, Inc.                       12,367     216,794
#*  Goldfield Corp. (The)                                    11,623      23,943
#   Gorman-Rupp Co. (The)                                    17,906     555,981
#*  GP Strategies Corp.                                      15,073     396,118
    Graco, Inc.                                              45,811   3,321,297
#*  GrafTech International, Ltd.                            136,162   1,526,376
    Graham Corp.                                              8,388     250,298
#   Granite Construction, Inc.                               37,926   1,417,674
*   Great Lakes Dredge & Dock Corp.                          62,243     537,157
#*  Greenbrier Cos., Inc. (The)                              31,578   1,655,950
#   Griffon Corp.                                            60,722     646,082
*   H&E Equipment Services, Inc.                             31,333   1,207,887
    Hardinge, Inc.                                           10,375     138,610
    Harsco Corp.                                             97,609   2,335,783
#*  Hawaiian Holdings, Inc.                                  49,733     718,642
#   Healthcare Services Group, Inc.                          17,346     504,769
#   Heartland Express, Inc.                                  68,437   1,489,189
#   HEICO Corp.                                              21,470   1,187,720
    HEICO Corp. Class A                                      31,765   1,294,424
    Heidrick & Struggles International, Inc.                 14,775     278,509
#*  Heritage-Crystal Clean, Inc.                              4,417      70,672
    Herman Miller, Inc.                                      70,882   2,185,292
*   Hertz Global Holdings, Inc.                             579,111  16,487,290
*   Hexcel Corp.                                             81,626   3,402,988
*   Hill International, Inc.                                 26,258     176,454
#   HNI Corp.                                                36,773   1,295,513
    Honeywell International, Inc.                           215,621  20,031,191

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
#   Houston Wire & Cable Co.                                 17,436 $   217,253
*   Hub Group, Inc. Class A                                  33,279   1,485,907
#   Hubbell, Inc. Class A                                     4,100     459,610
    Hubbell, Inc. Class B                                    27,464   3,233,062
*   Hudson Global, Inc.                                      23,996      85,186
    Huntington Ingalls Industries, Inc.                      52,099   5,366,197
    Hurco Cos., Inc.                                          4,582     122,156
*   Huron Consulting Group, Inc.                             21,075   1,500,540
*   Huttig Building Products, Inc.                            2,588      11,439
    Hyster-Yale Materials Handling, Inc.                     11,128   1,072,628
*   ICF International, Inc.                                  18,264     711,748
    IDEX Corp.                                               65,124   4,856,297
*   IHS, Inc. Class A                                        20,484   2,470,985
    Illinois Tool Works, Inc.                               103,272   8,801,873
    Ingersoll-Rand P.L.C.                                   174,920  10,460,216
#*  InnerWorkings, Inc.                                      35,203     253,462
#*  Innovative Solutions & Support, Inc.                     10,802      72,697
    Insperity, Inc.                                          20,259     649,504
    Insteel Industries, Inc.                                 15,967     328,601
*   Integrated Electrical Services, Inc.                      5,698      35,385
#   Interface, Inc.                                          63,746   1,146,791
#   International Shipholding Corp.                           3,805     102,507
#   Intersections, Inc.                                      13,979      78,562
#   Iron Mountain, Inc.                                     274,878   7,817,530
    ITT Corp.                                                74,318   3,206,079
*   Jacobs Engineering Group, Inc.                           99,203   5,724,013
    JB Hunt Transport Services, Inc.                         47,696   3,629,666
#*  JetBlue Airways Corp.                                   325,878   2,576,066
    John Bean Technologies Corp.                             17,119     496,280
#   Joy Global, Inc.                                        105,852   6,391,344
    Kadant, Inc.                                              7,600     264,100
#   Kaman Corp.                                              51,004   2,140,638
    Kansas City Southern                                     54,035   5,451,051
    KAR Auction Services, Inc.                              146,128   4,351,692
    KBR, Inc.                                               156,856   3,979,437
#   Kelly Services, Inc. Class A                             35,712     752,095
    Kelly Services, Inc. Class B                                319       7,244
#   Kennametal, Inc.                                         82,407   3,850,879
#*  Key Technology, Inc.                                      3,418      42,144
    Kforce, Inc.                                             31,804     735,308
    Kimball International, Inc. Class B                      29,634     496,666
*   Kirby Corp.                                              57,411   5,776,695
#   Knight Transportation, Inc.                              87,841   2,084,467
    Knoll, Inc.                                              37,042     673,794
*   Korn/Ferry International                                 53,284   1,547,900
#*  Kratos Defense & Security Solutions, Inc.                56,308     406,544
    L-3 Communications Holdings, Inc.                        65,147   7,516,009
#   Landstar System, Inc.                                    30,111   1,896,692
#*  Lawson Products, Inc.                                     5,743      96,195
#*  Layne Christensen Co.                                    20,348     354,462
#   LB Foster Co. Class A                                    10,072     476,909
#   Lennox International, Inc.                               44,531   3,733,034

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
    Lincoln Electric Holdings, Inc.                          59,903 $ 4,002,119
#   Lindsay Corp.                                            10,381     914,878
#*  LMI Aerospace, Inc.                                       9,060     123,578
    Lockheed Martin Corp.                                   111,721  18,337,885
    LS Starrett Co. (The) Class A                             4,692      73,289
#   LSI Industries, Inc.                                     17,359     132,102
#*  Luna Innovations, Inc.                                       90         130
*   Lydall, Inc.                                             12,907     302,153
#*  Magnetek, Inc.                                              590      13,010
#*  Manitex International, Inc.                               2,000      32,920
#   Manitowoc Co., Inc. (The)                                99,777   3,170,913
    Manpowergroup, Inc.                                      71,498   5,815,647
    Marten Transport, Ltd.                                   32,819     769,934
    Masco Corp.                                             154,400   3,101,896
#*  MasTec, Inc.                                             84,555   3,346,687
    Mastech Holdings, Inc.                                    1,412      24,399
    Matson, Inc.                                             42,724   1,012,132
#   McGrath RentCorp                                         21,730     686,233
*   Meritor, Inc.                                            77,337     917,990
#*  Metalico, Inc.                                           29,181      44,939
*   Mfri, Inc.                                                3,034      33,040
*   Middleby Corp. (The)                                     15,287   3,859,662
    Miller Industries, Inc.                                   8,825     170,940
*   Mistras Group, Inc.                                      18,236     414,140
#   Mobile Mini, Inc.                                        45,488   2,009,660
*   Moog, Inc. Class A                                       42,189   2,761,270
*   Moog, Inc. Class B                                        3,215     210,518
*   MRC Global, Inc.                                        108,033   3,153,483
    MSA Safety, Inc.                                         30,213   1,593,736
#   MSC Industrial Direct Co., Inc. Class A                  39,305   3,579,113
    Mueller Industries, Inc.                                 62,428   1,806,666
    Mueller Water Products, Inc. Class A                    127,169   1,159,781
#   Multi-Color Corp.                                        11,629     405,271
*   MYR Group, Inc.                                          21,515     504,742
#   National Presto Industries, Inc.                          5,789     418,313
*   Navigant Consulting, Inc.                                50,167     842,806
#*  Navistar International Corp.                             29,857   1,132,476
#*  NCI Building Systems, Inc.                               10,711     167,520
    Nielsen Holdings NV                                     267,174  12,543,819
#   NL Industries, Inc.                                      32,061     321,572
    NN, Inc.                                                 17,391     340,342
    Nordson Corp.                                            34,965   2,599,648
    Norfolk Southern Corp.                                  110,036  10,401,703
*   Nortek, Inc.                                                880      72,301
    Northrop Grumman Corp.                                   70,930   8,618,704
#*  Northwest Pipe Co.                                        8,570     306,549
#*  Ocean Power Technologies, Inc.                            5,515      14,891
*   Old Dominion Freight Line, Inc.                          64,998   3,940,829
#   Omega Flex, Inc.                                          3,648      73,580
*   On Assignment, Inc.                                      42,076   1,472,660
*   Orbital Sciences Corp.                                   62,986   1,851,788
*   Orion Energy Systems, Inc.                               19,776     104,813

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
*   Orion Marine Group, Inc.                                 13,198 $   154,813
    Oshkosh Corp.                                            92,142   5,114,802
    Owens Corning                                           113,675   4,643,624
    PACCAR, Inc.                                             86,743   5,549,817
    Pall Corp.                                               39,341   3,310,545
*   PAM Transportation Services, Inc.                         4,978     123,902
*   Park-Ohio Holdings Corp.                                 10,331     603,227
    Parker Hannifin Corp.                                    64,362   8,166,251
*   Patrick Industries, Inc.                                 10,062     403,184
#*  Patriot Transportation Holding, Inc.                      4,366     152,286
*   Pendrell Corp.                                          103,176     170,240
    Pentair, Ltd.                                           150,525  11,182,502
*   PGT, Inc.                                                38,073     378,826
#*  Pike Corp.                                               31,344     300,902
#   Pitney Bowes, Inc.                                      182,197   4,882,880
#*  Plug Power, Inc.                                            784       3,646
#*  PMFG, Inc.                                                6,463      36,645
#*  Polypore International, Inc.                             32,355   1,122,071
    Powell Industries, Inc.                                  11,346     718,429
*   PowerSecure International, Inc.                          21,605     480,279
    Precision Castparts Corp.                                33,504   8,479,527
#   Preformed Line Products Co.                               4,237     253,203
    Primoris Services Corp.                                  53,975   1,510,220
#*  Proto Labs, Inc.                                         12,988     786,294
#   Providence and Worcester Railroad Co.                     1,227      21,399
    Quad/Graphics, Inc.                                       4,393      95,108
*   Quality Distribution, Inc.                               23,515     295,584
#   Quanex Building Products Corp.                           40,035     754,259
*   Quanta Services, Inc.                                   158,715   5,599,465
#   Raven Industries, Inc.                                   39,307   1,214,586
    Raytheon Co.                                             95,959   9,162,165
*   RBC Bearings, Inc.                                       17,675   1,100,446
*   RCM Technologies, Inc.                                    7,192      48,762
#*  Real Goods Solar, Inc. Class A                            4,310      12,628
    Regal-Beloit Corp.                                       46,419   3,468,892
*   Republic Airways Holdings, Inc.                          41,632     345,962
    Republic Services, Inc.                                 273,381   9,592,939
    Resources Connection, Inc.                               39,666     539,854
*   Rexnord Corp.                                            20,246     541,378
#*  Roadrunner Transportation Systems, Inc.                  37,676     927,960
    Robert Half International, Inc.                          99,014   4,435,827
    Rockwell Automation, Inc.                                55,186   6,577,067
    Rockwell Collins, Inc.                                   86,897   6,747,552
    Rollins, Inc.                                            69,599   2,093,538
    Roper Industries, Inc.                                   37,266   5,178,111
#*  RPX Corp.                                                57,348     939,360
    RR Donnelley & Sons Co.                                 164,708   2,898,861
#*  Rush Enterprises, Inc. Class A                           27,316     876,844
*   Rush Enterprises, Inc. Class B                            2,881      81,475
    Ryder System, Inc.                                       56,740   4,662,893
*   Saia, Inc.                                               29,348   1,208,257
#   Schawk, Inc.                                             16,375     327,500

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
*   Sensata Technologies Holding NV                          64,030 $ 2,719,354
#   Servotronics, Inc.                                          389       3,013
    SIFCO Industries, Inc.                                    3,251     106,795
    Simpson Manufacturing Co., Inc.                          49,610   1,626,712
    SkyWest, Inc.                                            44,565     516,954
*   SL Industries, Inc.                                       4,724     129,863
    Snap-on, Inc.                                            38,814   4,502,424
    Southwest Airlines Co.                                  508,666  12,294,457
#*  SP Plus Corp.                                             7,985     194,994
#*  Sparton Corp.                                             6,370     173,009
*   Spirit Aerosystems Holdings, Inc. Class A               127,799   3,837,804
*   Spirit Airlines, Inc.                                    61,730   3,508,733
    SPX Corp.                                                45,481   4,631,785
#*  Standard Register Co. (The)                               2,977      21,613
    Standex International Corp.                              10,481     622,257
    Stanley Black & Decker, Inc.                            117,142  10,061,326
    Steelcase, Inc. Class A                                  70,999   1,170,064
*   Stericycle, Inc.                                         28,018   3,262,416
#*  Sterling Construction Co., Inc.                          11,349      87,160
#   Sun Hydraulics Corp.                                     18,650     762,412
*   Supreme Industries, Inc. Class A                          5,876      33,317
#*  Swift Transportation Co.                                 71,086   1,709,618
    Sypris Solutions, Inc.                                   12,624      38,251
#*  TAL International Group, Inc.                            38,338   1,617,097
#*  Taser International, Inc.                                32,983     532,675
*   Team, Inc.                                               15,124     648,668
#*  Tecumseh Products Co. Class A                             8,422      50,616
*   Tecumseh Products Co. Class B                             4,050      23,652
*   Teledyne Technologies, Inc.                              30,228   2,806,972
#   Tennant Co.                                              15,002     956,978
#   Terex Corp.                                             117,816   5,100,255
*   Tetra Tech, Inc.                                         58,641   1,681,237
#   Textainer Group Holdings, Ltd.                           50,784   1,995,811
    Textron, Inc.                                           159,725   6,532,752
*   Thermon Group Holdings, Inc.                              7,328     174,553
    Timken Co. (The)                                         78,256   4,936,388
#   Titan International, Inc.                                51,879     908,401
#*  Titan Machinery, Inc.                                    18,690     329,692
    Toro Co. (The)                                           51,568   3,276,631
    Towers Watson & Co. Class A                              34,849   3,910,755
    TransDigm Group, Inc.                                    33,865   6,023,568
#*  TRC Cos., Inc.                                           15,862      94,062
#*  Trex Co., Inc.                                           10,928     858,067
*   Trimas Corp.                                             36,268   1,300,570
    Trinity Industries, Inc.                                 99,769   7,488,661
    Triumph Group, Inc.                                      50,187   3,252,619
*   TrueBlue, Inc.                                           33,359     892,353
*   Tutor Perini Corp.                                       50,704   1,500,838
#   Twin Disc, Inc.                                           9,700     280,621
    Tyco International, Ltd.                                131,362   5,372,706
#*  Ultralife Corp.                                          11,666      41,998
    UniFirst Corp.                                           15,482   1,489,988

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                         SHARES      VALUE+
                                                         ------- --------------
Industrials -- (Continued)
    Union Pacific Corp.                                  165,151 $   31,449,705
*   United Continental Holdings, Inc.                    299,519     12,241,342
    United Parcel Service, Inc. Class B                  260,438     25,653,143
#*  United Rentals, Inc.                                  87,788      8,237,148
    United Stationers, Inc.                               42,474      1,594,049
    United Technologies Corp.                            222,603     26,340,613
    Universal Forest Products, Inc.                       15,510        783,100
*   Universal Security Instruments, Inc.                   1,135          4,767
#   Universal Truckload Services, Inc.                    12,449        306,992
    URS Corp.                                             74,343      3,503,042
    US Ecology, Inc.                                      16,180        722,437
#*  USA Truck, Inc.                                        6,922        115,321
#*  USG Corp.                                             61,275      1,829,671
#   UTi Worldwide, Inc.                                  105,872      1,036,487
#   Valmont Industries, Inc.                              23,602      3,514,574
*   Verisk Analytics, Inc. Class A                        63,478      3,814,393
*   Versar, Inc.                                           4,038         15,587
    Viad Corp.                                            20,448        471,326
*   Vicor Corp.                                           15,288        127,808
*   Virco Manufacturing Corp.                              6,445         14,147
*   Volt Information Sciences, Inc.                       10,850         86,583
#   VSE Corp.                                              3,584        223,892
#*  Wabash National Corp.                                 54,822        732,422
*   WABCO Holdings, Inc.                                  37,161      3,976,599
    Wabtec Corp.                                          62,832      4,684,126
    Waste Connections, Inc.                              130,759      5,839,697
    Waste Management, Inc.                               168,299      7,480,891
    Watsco, Inc.                                          24,187      2,489,084
#   Watsco, Inc. Class B                                   2,268        229,680
    Watts Water Technologies, Inc. Class A                31,205      1,660,106
#   Werner Enterprises, Inc.                              74,319      1,902,566
*   Wesco Aircraft Holdings, Inc.                         13,871        281,026
#*  WESCO International, Inc.                             44,256      3,884,792
*   Willdan Group, Inc.                                    3,604         16,831
*   Willis Lease Finance Corp.                             4,420         89,107
#   Woodward, Inc.                                        61,368      2,751,127
    WW Grainger, Inc.                                     14,013      3,564,907
#*  XPO Logistics, Inc.                                   17,894        485,643
    Xylem, Inc.                                           93,860      3,528,197
#*  YRC Worldwide, Inc.                                    8,409        188,614
                                                                 --------------
Total Industrials                                                 1,227,386,126
                                                                 --------------
Information Technology -- (16.0%)
#*  3D Systems Corp.                                      42,720      2,022,365
    Accenture P.L.C. Class A                             277,659     22,273,805
*   ACI Worldwide, Inc.                                   40,408      2,309,317
    Activision Blizzard, Inc.                            391,417      7,832,254
*   Actuate Corp.                                         39,862        224,423
*   Acxiom Corp.                                          65,750      1,856,780
#*  ADDvantage Technologies Group, Inc.                    3,642         12,237
*   Adobe Systems, Inc.                                  115,270      7,111,006
#   ADTRAN, Inc.                                          53,536      1,200,812

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Information Technology -- (Continued)
*   Advanced Energy Industries, Inc.                        44,479 $    973,201
#*  Advanced Micro Devices, Inc.                            91,993      376,251
#   Advent Software, Inc.                                   45,493    1,311,108
*   Aehr Test Systems                                          788        2,017
*   Aeroflex Holding Corp.                                   6,134       46,925
#*  Aetrium, Inc.                                              207        1,045
*   Agilysys, Inc.                                          20,355      255,252
*   Akamai Technologies, Inc.                               72,284    3,836,112
#*  Alliance Data Systems Corp.                             34,087    8,245,645
*   Alpha & Omega Semiconductor, Ltd.                       15,468      111,370
    Altera Corp.                                            80,294    2,611,161
    Amdocs, Ltd.                                           123,393    5,741,476
#   American Software, Inc. Class A                         19,865      191,499
#*  Amkor Technology, Inc.                                 135,464    1,076,939
    Amphenol Corp. Class A                                  57,803    5,511,516
*   Amtech Systems, Inc.                                     7,913       67,656
#*  ANADIGICS, Inc.                                         59,417       74,271
    Analog Devices, Inc.                                   123,854    6,352,472
    Anixter International, Inc.                             26,166    2,563,745
*   ANSYS, Inc.                                             27,239    2,078,608
*   AOL, Inc.                                               75,754    3,243,029
    Apple, Inc.                                            319,378  188,461,764
    Applied Materials, Inc.                                361,152    6,883,557
#*  Applied Micro Circuits Corp.                            45,721      443,951
*   ARRIS Group, Inc.                                      137,064    3,576,000
*   Arrow Electronics, Inc.                                102,391    5,810,689
*   Aspen Technology, Inc.                                  77,668    3,338,947
    Astro-Med, Inc.                                          4,620       58,073
*   Atmel Corp.                                            333,677    2,592,670
*   Autobytel, Inc.                                            267        3,321
*   Autodesk, Inc.                                          69,959    3,359,431
    Automatic Data Processing, Inc.                        133,518   10,409,063
    Avago Technologies, Ltd.                                88,426    5,615,051
#*  AVG Technologies NV                                     25,261      473,139
#*  Aviat Networks, Inc.                                    47,169       71,225
#*  Avid Technology, Inc.                                   37,151      280,490
    Avnet, Inc.                                            124,893    5,386,635
    AVX Corp.                                               89,161    1,190,299
*   Aware, Inc.                                             12,087       66,962
*   Axcelis Technologies, Inc.                              62,314      111,542
*   AXT, Inc.                                               24,367       52,633
    Badger Meter, Inc.                                      11,534      571,510
*   Bankrate, Inc.                                          86,348    1,512,817
#   Bel Fuse, Inc. Class A                                   1,700       34,612
    Bel Fuse, Inc. Class B                                   8,861      192,815
    Belden, Inc.                                            35,767    2,639,962
*   Benchmark Electronics, Inc.                             43,736    1,013,800
    Black Box Corp.                                         13,595      289,030
    Blackbaud, Inc.                                         22,429      682,963
#*  Blackhawk Network Holdings, Inc. Class B                35,143      809,343
#*  Blucora, Inc.                                           46,839      901,651
    Booz Allen Hamilton Holding Corp.                       51,044    1,186,263

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
#*  Bottomline Technologies de, Inc.                         28,928 $   915,282
    Broadcom Corp. Class A                                   98,470   3,033,861
    Broadridge Financial Solutions, Inc.                    143,543   5,503,439
*   BroadVision, Inc.                                         3,362      33,351
*   Brocade Communications Systems, Inc.                    454,643   4,232,726
#   Brooks Automation, Inc.                                  64,009     654,812
*   Bsquare Corp.                                             4,926      15,763
#*  BTU International, Inc.                                   5,073      14,864
    CA, Inc.                                                328,482   9,900,447
*   Cabot Microelectronics Corp.                             18,315     794,322
#*  CACI International, Inc. Class A                         21,582   1,503,186
*   Cadence Design Systems, Inc.                            226,920   3,530,875
*   CalAmp Corp.                                             16,958     301,004
*   Calix, Inc.                                              51,341     452,314
*   Cardtronics, Inc.                                        38,594   1,292,127
*   Cascade Microtech, Inc.                                   8,576      91,592
#   Cass Information Systems, Inc.                            8,617     435,245
#*  Ceva, Inc.                                               21,122     342,810
*   Checkpoint Systems, Inc.                                 39,617     505,909
#*  China Information Technology, Inc.                       11,819      47,985
#*  ChyronHego Corp.                                          5,535      13,229
*   CIBER, Inc.                                              93,231     402,758
#*  Ciena Corp.                                             116,817   2,309,472
*   Cinedigm Corp.                                           52,434     131,085
#*  Cirrus Logic, Inc.                                       50,345   1,122,693
    Cisco Systems, Inc.                                   1,871,862  43,258,731
#*  Citrix Systems, Inc.                                     38,695   2,295,000
#*  Clearfield, Inc.                                          8,284     130,556
*   Cognex Corp.                                             69,870   2,405,624
*   Cognizant Technology Solutions Corp. Class A            153,394   7,348,340
*   Coherent, Inc.                                           24,244   1,447,609
#   Cohu, Inc.                                               18,243     187,903
    Communications Systems, Inc.                              6,855      82,877
#*  CommVault Systems, Inc.                                  21,597   1,045,295
    Computer Sciences Corp.                                 178,279  10,550,551
    Computer Task Group, Inc.                                12,978     205,182
    Compuware Corp.                                         178,883   1,853,228
*   comScore, Inc.                                            7,532     235,978
#   Comtech Telecommunications Corp.                         17,310     549,592
*   Comverse, Inc.                                            3,459      86,267
#*  Concur Technologies, Inc.                                33,247   2,675,386
#   Concurrent Computer Corp.                                 5,951      49,929
*   Constant Contact, Inc.                                   24,536     634,501
    Convergys Corp.                                          94,587   2,037,404
#*  Conversant, Inc.                                         70,251   1,716,934
*   CoreLogic, Inc.                                          93,931   2,632,886
    Corning, Inc.                                           523,751  10,951,633
*   CoStar Group, Inc.                                       21,425   3,447,068
#*  Cray, Inc.                                               35,502   1,019,262
#*  Cree, Inc.                                              100,922   4,760,491
*   Crexendo, Inc.                                            4,054      12,892
    CSG Systems International, Inc.                          32,091     845,919

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                       SHARES    VALUE+
                                                       ------- -----------
Information Technology -- (Continued)
    CSP, Inc.                                              709 $     5,374
    CTS Corp.                                           30,923     550,120
#*  CyberOptics Corp.                                    4,778      35,931
    Daktronics, Inc.                                    34,304     446,638
*   Datalink Corp.                                      17,533     225,124
*   Dealertrack Technologies, Inc.                      38,164   1,743,713
#*  Demand Media, Inc.                                  42,677     177,536
#*  Dice Holdings, Inc.                                 43,429     332,232
#   Diebold, Inc.                                       61,433   2,310,495
*   Digi International, Inc.                            22,616     200,378
#   Digimarc Corp.                                       4,419     145,915
*   Digital River, Inc.                                 36,018     550,715
*   Diodes, Inc.                                        47,242   1,245,772
#*  Dolby Laboratories, Inc. Class A                    39,752   1,584,117
*   Dot Hill Systems Corp.                              26,438     109,189
*   DSP Group, Inc.                                     16,722     133,107
    DST Systems, Inc.                                   42,236   3,893,737
*   DTS, Inc.                                           15,126     281,495
    EarthLink Holdings Corp.                            86,005     293,277
*   eBay, Inc.                                         254,864  13,209,601
#   Ebix, Inc.                                          29,226     461,186
#*  Echelon Corp.                                        6,990      18,104
*   EchoStar Corp. Class A                              43,970   1,976,891
*   Edgewater Technology, Inc.                           5,900      41,772
#*  Elecsys Corp.                                           58         786
#   Electro Rent Corp.                                  22,444     362,471
#   Electro Scientific Industries, Inc.                 23,740     201,315
*   Electronic Arts, Inc.                              122,671   3,471,589
*   Electronics for Imaging, Inc.                       45,694   1,726,776
#*  Ellie Mae, Inc.                                     16,863     411,289
#*  eMagin Corp.                                         9,611      23,163
    EMC Corp.                                          738,260  19,047,108
*   Emcore Corp.                                        15,932      76,952
*   Emulex Corp.                                       101,483     725,603
*   Entegris, Inc.                                     147,754   1,638,592
#*  Entropic Communications, Inc.                       91,723     338,458
*   Envestnet, Inc.                                      6,963     256,587
*   EPAM Systems, Inc.                                  33,474   1,042,046
    EPIQ Systems, Inc.                                  34,141     436,663
*   ePlus, Inc.                                          6,933     346,927
#*  Equinix, Inc.                                       16,279   3,057,359
*   Euronet Worldwide, Inc.                             42,025   1,932,730
#*  Exar Corp.                                          44,266     478,958
*   ExlService Holdings, Inc.                           23,422     662,725
*   Extreme Networks, Inc.                              87,771     502,050
*   F5 Networks, Inc.                                   26,729   2,811,089
#*  Fabrinet                                            24,255     523,908
*   Facebook, Inc. Class A                             459,531  27,470,763
#   FactSet Research Systems, Inc.                      37,165   3,958,072
    Fair Isaac Corp.                                    28,576   1,634,547
*   Fairchild Semiconductor International, Inc.        119,689   1,523,641
#*  FalconStor Software, Inc.                           21,742      33,048

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
*   FARO Technologies, Inc.                                  11,460 $   457,254
    FEI Co.                                                  33,554   2,668,214
    Fidelity National Information Services, Inc.            219,255  11,714,795
#*  Finisar Corp.                                            87,719   2,293,852
*   First Solar, Inc.                                       130,087   8,779,572
*   Fiserv, Inc.                                            123,430   7,502,075
*   FleetCor Technologies, Inc.                              55,064   6,284,454
    FLIR Systems, Inc.                                      130,061   4,427,276
*   FormFactor, Inc.                                         53,779     309,229
    Forrester Research, Inc.                                 15,969     565,782
*   Fortinet, Inc.                                           74,629   1,640,345
#*  Freescale Semiconductor, Ltd.                           119,602   2,627,656
*   Frequency Electronics, Inc.                               5,169      55,076
#*  Fusion-io, Inc.                                          64,803     559,250
*   Gartner, Inc.                                            57,888   3,990,799
*   Genpact, Ltd.                                           182,432   3,075,804
#*  GigOptix, Inc.                                            1,174       1,867
*   Global Cash Access Holdings, Inc.                        53,109     350,519
    Global Payments, Inc.                                    72,030   4,813,765
#   Globalscape, Inc.                                         7,843      19,372
*   Google, Inc. Class A                                     68,974  36,892,813
*   Google, Inc. Class C                                     68,974  36,325,847
#*  GSE Systems, Inc.                                        10,738      18,792
*   GSI Group, Inc.                                          25,444     308,890
#*  GSI Technology, Inc.                                     18,402     116,853
#*  GT Advanced Technologies, Inc.                           72,222   1,199,607
#*  Guidance Software, Inc.                                   5,853      53,906
#*  Guidewire Software, Inc.                                 30,141   1,138,124
    Hackett Group, Inc. (The)                                30,512     183,072
*   Harmonic, Inc.                                          113,919     800,851
    Harris Corp.                                             67,326   4,949,808
#   Heartland Payment Systems, Inc.                          29,726   1,216,982
    Hewlett-Packard Co.                                     931,583  30,798,134
    Hittite Microwave Corp.                                  25,186   1,495,041
#*  Hutchinson Technology, Inc.                              19,571      54,407
    IAC/InterActiveCorp                                      85,223   5,648,580
#*  ID Systems, Inc.                                          7,118      40,074
*   Identive Group, Inc.                                     29,569      25,134
#*  IEC Electronics Corp.                                     5,002      22,259
*   iGATE Corp.                                              47,072   1,722,835
*   II-VI, Inc.                                              62,581     901,166
*   Ikanos Communications, Inc.                               4,543       2,703
#*  Imation Corp.                                            27,305     117,958
*   Immersion Corp.                                           9,931     112,618
#*  Infinera Corp.                                           91,317     818,200
*   Informatica Corp.                                        87,297   3,094,679
*   Ingram Micro, Inc. Class A                              163,630   4,411,465
*   Innodata, Inc.                                           13,032      43,918
*   Inphi Corp.                                              15,287     226,095
*   Insight Enterprises, Inc.                                41,599   1,086,566
*   Integrated Device Technology, Inc.                      145,003   1,692,185
*   Integrated Silicon Solution, Inc.                        28,868     417,431

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
    Intel Corp.                                           2,209,569 $58,973,397
*   Intellicheck Mobilisa, Inc.                               4,118       2,800
*   Interactive Intelligence Group, Inc.                      6,712     419,970
#   InterDigital, Inc.                                       29,340   1,018,685
#*  Internap Network Services Corp.                          47,600     319,872
    International Business Machines Corp.                   334,798  65,777,763
*   International Rectifier Corp.                            79,955   2,082,028
*   Interphase Corp.                                          2,397      13,064
    Intersil Corp. Class A                                  138,626   1,710,645
#*  inTEST Corp.                                              1,100       4,543
*   Intevac, Inc.                                            16,827     135,457
*   IntraLinks Holdings, Inc.                                44,662     408,657
*   IntriCon Corp.                                            2,604      17,212
    Intuit, Inc.                                            123,403   9,347,777
#*  Inuvo, Inc.                                                 773         595
#*  InvenSense, Inc.                                         14,754     317,654
#*  IPG Photonics Corp.                                      42,610   2,753,884
*   Iteris, Inc.                                              3,700       7,178
#*  Itron, Inc.                                              42,093   1,599,534
*   Ixia                                                     53,268     661,589
#   IXYS Corp.                                               23,823     257,050
#   j2 Global, Inc.                                          37,655   1,745,686
    Jabil Circuit, Inc.                                     208,867   3,605,044
    Jack Henry & Associates, Inc.                            71,098   3,921,766
*   JDS Uniphase Corp.                                      175,850   2,228,019
*   Juniper Networks, Inc.                                  377,588   9,322,648
*   Kemet Corp.                                              43,819     219,533
*   Key Tronic Corp.                                          8,234      86,292
    KLA-Tencor Corp.                                         71,178   4,554,680
*   Knowles Corp.                                            53,836   1,503,639
#*  Kopin Corp.                                              52,846     172,278
*   Kulicke & Soffa Industries, Inc.                         88,890   1,307,572
*   KVH Industries, Inc.                                     14,698     198,570
*   Lam Research Corp.                                      124,245   7,157,754
#*  Lattice Semiconductor Corp.                             108,900     916,938
#   Leidos Holdings, Inc.                                    90,950   3,386,978
#   Lexmark International, Inc. Class A                      76,588   3,293,284
*   LGL Group, Inc. (The)                                       964       4,724
#*  Limelight Networks, Inc.                                 80,422     166,474
    Linear Technology Corp.                                 147,755   6,575,097
*   LinkedIn Corp. Class A                                   21,479   3,296,382
*   Lionbridge Technologies, Inc.                            50,577     297,393
*   Liquidity Services, Inc.                                  2,998      51,716
    Littelfuse, Inc.                                         17,754   1,607,625
*   LogMeIn, Inc.                                             2,816     127,987
*   LoJack Corp.                                             18,587     105,388
    LSI Corp.                                               441,194   4,914,901
*   LTX-Credence Corp.                                       41,824     402,765
*   Magnachip Semiconductor Corp.                            38,971     545,594
*   Manhattan Associates, Inc.                               64,816   2,043,648
#   ManTech International Corp. Class A                      24,118     719,440
#   Marchex, Inc. Class B                                    18,835     174,224

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Information Technology -- (Continued)
    Marvell Technology Group, Ltd.                         377,061 $  5,980,187
    MasterCard, Inc. Class A                               384,167   28,255,483
#*  Mattersight Corp.                                        2,290       14,450
*   Mattson Technology, Inc.                                41,768       83,118
    Maxim Integrated Products, Inc.                        119,916    3,890,075
    MAXIMUS, Inc.                                           55,844    2,377,279
*   MaxLinear, Inc. Class A                                  9,110       71,696
#*  Maxwell Technologies, Inc.                              30,742      462,975
#*  Measurement Specialties, Inc.                           12,334      793,693
    Mentor Graphics Corp.                                  116,438    2,410,267
*   Mercury Systems, Inc.                                   24,032      335,487
#   Mesa Laboratories, Inc.                                  2,478      212,365
    Methode Electronics, Inc.                               33,723      935,476
    Micrel, Inc.                                            44,629      444,505
#   Microchip Technology, Inc.                              71,648    3,406,146
*   Micron Technology, Inc.                                743,836   19,428,996
*   MICROS Systems, Inc.                                    60,867    3,134,650
*   Microsemi Corp.                                         98,697    2,321,353
    Microsoft Corp.                                      2,517,862  101,721,625
    MKS Instruments, Inc.                                   54,738    1,540,875
    MOCON, Inc.                                              3,434       54,875
#*  ModusLink Global Solutions, Inc.                        27,305      110,312
*   MoneyGram International, Inc.                           22,061      291,205
*   Monolithic Power Systems, Inc.                          27,993    1,038,540
    Monotype Imaging Holdings, Inc.                         31,633      835,428
*   Monster Worldwide, Inc.                                104,133      717,476
#*  MoSys, Inc.                                             27,600      107,916
    Motorola Solutions, Inc.                                76,051    4,835,323
*   Move, Inc.                                              26,766      286,129
#   MTS Systems Corp.                                       12,976      836,563
*   Multi-Fineline Electronix, Inc.                         19,220      237,944
*   Nanometrics, Inc.                                       21,470      349,102
*   NAPCO Security Technologies, Inc.                        8,159       47,649
#   National Instruments Corp.                             100,630    2,748,205
*   NCI, Inc. Class A                                        5,008       49,930
*   NCR Corp.                                              116,768    3,562,592
#*  NeoPhotonics Corp.                                       1,440        8,309
    NetApp, Inc.                                           174,681    6,220,390
#*  NETGEAR, Inc.                                           34,489    1,113,995
#*  Netlist, Inc.                                           11,100       17,982
*   Netscout Systems, Inc.                                  31,562    1,229,656
#*  NetSuite, Inc.                                          17,837    1,378,978
#*  NeuStar, Inc. Class A                                   51,089    1,314,009
*   Newport Corp.                                           38,600      721,048
    NIC, Inc.                                               21,689      397,776
#*  Novatel Wireless, Inc.                                  23,600       42,716
#*  Nuance Communications, Inc.                            227,048    3,653,202
#*  Numerex Corp. Class A                                    7,300       74,825
    NVIDIA Corp.                                           437,793    8,086,037
*   Oclaro, Inc.                                            55,087      187,296
*   OmniVision Technologies, Inc.                           52,695    1,029,133
*   ON Semiconductor Corp.                                 310,662    2,923,329

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
*   Onvia, Inc.                                                 442 $     2,305
*   OpenTable, Inc.                                          13,321     894,638
*   Oplink Communications, Inc.                              18,141     310,937
    Optical Cable Corp.                                       3,696      14,008
    Oracle Corp.                                          1,063,571  43,478,782
*   OSI Systems, Inc.                                        16,086     897,760
#*  Pandora Media, Inc.                                      86,387   2,023,184
*   PAR Technology Corp.                                      8,654      41,799
#   Park Electrochemical Corp.                               18,914     504,247
#*  Parkervision, Inc.                                        2,905      13,247
    Paychex, Inc.                                           233,670   9,769,743
    PC Connection, Inc.                                      18,315     366,483
    PC-Tel, Inc.                                             12,027      99,223
#*  PCM, Inc.                                                 7,619      79,390
*   PDF Solutions, Inc.                                      16,670     312,896
    Pegasystems, Inc.                                        17,142     284,043
#   Perceptron, Inc.                                          7,250      85,550
*   Perficient, Inc.                                         32,938     601,777
*   Pericom Semiconductor Corp.                              19,546     157,736
#*  Photronics, Inc.                                         53,760     466,637
#*  Planar Systems, Inc.                                      9,180      20,196
    Plantronics, Inc.                                        34,383   1,498,067
*   Plexus Corp.                                             35,954   1,507,192
*   PLX Technology, Inc.                                     26,267     152,349
*   PMC-Sierra, Inc.                                        189,227   1,294,313
*   Polycom, Inc.                                           154,045   1,894,753
    Power Integrations, Inc.                                 23,948   1,131,064
#*  PRGX Global, Inc.                                        24,971     160,564
#*  Procera Networks, Inc.                                   11,749     108,796
*   Progress Software Corp.                                  51,253   1,099,889
*   PROS Holdings, Inc.                                       8,482     232,407
*   PTC, Inc.                                                98,640   3,488,897
*   Pulse Electronics Corp.                                   1,308       4,316
    QAD, Inc. Class A                                         5,894     112,281
    QAD, Inc. Class B                                         1,959      30,541
*   QLogic Corp.                                             87,439   1,012,544
    QUALCOMM, Inc.                                          411,597  32,396,800
*   Qualstar Corp.                                            3,826       5,777
#*  Quantum Corp.                                           104,104     112,432
#*  QuickLogic Corp.                                          7,193      34,023
*   QuinStreet, Inc.                                         30,209     184,275
*   Qumu Corp.                                                6,460      86,887
#*  Rackspace Hosting, Inc.                                 112,807   3,273,659
#*  Radisys Corp.                                            20,449      65,437
#*  Rambus, Inc.                                             87,903   1,062,747
#*  RealD, Inc.                                              33,877     371,292
*   RealNetworks, Inc.                                       27,707     208,911
#*  RealPage, Inc.                                           20,403     362,153
*   Red Hat, Inc.                                            48,409   2,355,098
#*  Reis, Inc.                                                6,081     100,093
*   Relm Wireless Corp.                                       1,238       3,986
#*  Remark Media, Inc.                                        1,020       5,875

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
#   RF Industries, Ltd.                                       4,931 $    30,128
*   RF Micro Devices, Inc.                                  252,604   2,131,978
#   Richardson Electronics, Ltd.                              9,355      93,737
*   Riverbed Technology, Inc.                               110,153   2,142,476
#*  Rofin-Sinar Technologies, Inc.                           24,231     537,928
*   Rogers Corp.                                             18,659   1,119,913
*   Rosetta Stone, Inc.                                      20,764     247,299
*   Rovi Corp.                                               95,719   2,133,577
#*  Rubicon Technology, Inc.                                 18,250     184,873
*   Rudolph Technologies, Inc.                               28,723     261,667
*   Saba Software, Inc.                                      10,919     120,109
*   Salesforce.com, Inc.                                    135,290   6,987,728
    SanDisk Corp.                                           175,868  14,943,504
*   Sanmina Corp.                                            96,428   1,952,667
*   Sapient Corp.                                           115,275   1,875,524
*   ScanSource, Inc.                                         26,611   1,022,129
    Science Applications International Corp.                 45,048   1,756,872
*   Seachange International, Inc.                            35,007     328,016
    Seagate Technology P.L.C.                               145,977   7,675,471
*   Semtech Corp.                                            50,115   1,201,758
*   ServiceSource International, Inc.                         5,015      31,294
#*  Sevcon, Inc.                                                613       6,676
*   ShoreTel, Inc.                                           54,109     408,523
*   Sigma Designs, Inc.                                      28,288     106,646
#*  Silicon Graphics International Corp.                     18,836     227,539
*   Silicon Image, Inc.                                      72,830     408,576
*   Silicon Laboratories, Inc.                               32,884   1,478,136
*   Skyworks Solutions, Inc.                                187,419   7,693,550
#*  Smith Micro Software, Inc.                               22,674      37,639
#*  SMTC Corp.                                               10,077      15,418
*   SolarWinds, Inc.                                         27,322   1,101,623
    Solera Holdings, Inc.                                    45,933   2,975,540
#*  Sonus Networks, Inc.                                    277,971     908,965
*   Spansion, Inc. Class A                                   59,964   1,069,158
#*  Speed Commerce, Inc.                                     23,259      76,755
*   SS&C Technologies Holdings, Inc.                         75,258   2,929,041
#*  Stamps.com, Inc.                                         12,220     424,156
*   StarTek, Inc.                                             8,170      56,782
#*  Stratasys, Ltd.                                          36,074   3,494,488
#*  SunEdison, Inc.                                         205,115   3,944,361
#*  SunPower Corp.                                          104,563   3,494,495
*   Super Micro Computer, Inc.                               43,745     890,648
#*  support.com, Inc.                                        43,901     108,435
#*  Sykes Enterprises, Inc.                                  45,535     901,138
    Symantec Corp.                                          263,917   5,352,237
#*  Synaptics, Inc.                                          26,643   1,655,862
#*  Synchronoss Technologies, Inc.                           31,247     951,159
*   SYNNEX Corp.                                             39,675   2,673,301
*   Synopsys, Inc.                                          115,885   4,359,594
*   Syntel, Inc.                                             27,343   2,196,190
*   Take-Two Interactive Software, Inc.                     148,240   3,021,131
#*  Tangoe, Inc.                                              5,369      80,750

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
    TE Connectivity, Ltd.                                   126,207 $ 7,443,689
*   Tech Data Corp.                                          39,266   2,453,732
#*  TeleCommunication Systems, Inc. Class A                  44,803     114,248
*   Telenav, Inc.                                            34,314     210,345
*   TeleTech Holdings, Inc.                                  40,213     970,340
#*  Teradata Corp.                                           43,236   1,965,509
#*  Teradyne, Inc.                                          196,904   3,479,294
#   Tessco Technologies, Inc.                                 6,747     221,909
    Tessera Technologies, Inc.                               52,636   1,154,307
    Texas Instruments, Inc.                                 311,763  14,169,628
#   TheStreet, Inc.                                          10,517      27,029
*   TIBCO Software, Inc.                                    131,576   2,582,837
*   TiVo, Inc.                                               19,132     226,906
    Total System Services, Inc.                             127,324   4,045,083
    Transact Technologies, Inc.                               5,192      55,502
#*  Travelzoo, Inc.                                           2,163      38,804
*   Trimble Navigation, Ltd.                                 85,222   3,275,081
*   Trio Tech International                                   1,525       4,796
*   TriQuint Semiconductor, Inc.                            195,803   2,776,487
*   TSR, Inc.                                                   210         636
#*  TTM Technologies, Inc.                                   74,295     586,188
*   Tyler Technologies, Inc.                                 18,127   1,480,070
#*  Ubiquiti Networks, Inc.                                  12,921     500,430
*   Ultimate Software Group, Inc. (The)                       8,474   1,013,745
*   Ultra Clean Holdings, Inc.                               25,327     215,786
#*  Ultratech, Inc.                                          20,540     546,775
*   Unisys Corp.                                             35,405     862,820
    United Online, Inc.                                      12,987     153,896
#*  Unwired Planet, Inc.                                     42,677      97,304
#*  USA Technologies, Inc.                                   15,296      30,898
#*  UTStarcom Holdings Corp.                                 13,753      42,497
#*  Vantiv, Inc. Class A                                    126,106   3,877,759
#*  Veeco Instruments, Inc.                                  37,861   1,399,721
*   VeriFone Systems, Inc.                                  110,107   3,681,978
*   Verint Systems, Inc.                                     42,645   1,866,572
#*  VeriSign, Inc.                                           49,085   2,315,830
#*  ViaSat, Inc.                                             37,708   2,421,231
#*  Viasystems Group, Inc.                                   15,052     180,925
*   Vicon Industries, Inc.                                      600       1,752
*   Video Display Corp.                                       3,612      12,534
*   Virtusa Corp.                                            22,068     727,582
    Visa, Inc. Class A                                      127,752  25,883,833
#   Vishay Intertechnology, Inc.                            119,662   1,701,594
*   Vishay Precision Group, Inc.                             12,209     198,152
#*  VistaPrint NV                                            23,086     911,204
#*  VMware, Inc. Class A                                     17,754   1,642,423
*   Wave Systems Corp. Class A                                  475         546
#   Wayside Technology Group, Inc.                            2,300      37,168
#*  Web.com Group, Inc.                                      31,944     981,000
#*  WebMD Health Corp.                                       31,910   1,406,912
*   Westell Technologies, Inc. Class A                       44,422     144,816
    Western Digital Corp.                                   172,010  15,159,241

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                         SHARES      VALUE+
                                                         ------- --------------
Information Technology -- (Continued)
#   Western Union Co. (The)                              178,919 $    2,839,445
*   WEX, Inc.                                             32,407      3,110,100
#*  Wireless Telecom Group, Inc.                           3,316          7,859
    Xerox Corp.                                          951,992     11,509,583
    Xilinx, Inc.                                          88,623      4,182,119
*   XO Group, Inc.                                        24,719        262,516
*   Yahoo!, Inc.                                         203,508      7,316,113
*   Zebra Technologies Corp. Class A                      39,815      2,764,754
#*  Zillow, Inc. Class A                                  13,590      1,477,233
#*  Zix Corp.                                             44,261        145,176
*   Zygo Corp.                                            15,640        300,914
#*  Zynga, Inc. Class A                                  661,522      2,679,164
                                                                 --------------
Total Information Technology                                      1,579,639,720
                                                                 --------------
Materials -- (4.5%)
    A Schulman, Inc.                                      27,885      1,001,629
*   AEP Industries, Inc.                                   4,361        155,339
    Air Products & Chemicals, Inc.                        46,991      5,522,382
    Airgas, Inc.                                          40,322      4,284,616
    Albemarle Corp.                                       65,906      4,418,338
    Alcoa, Inc.                                          687,756      9,264,073
#   Allegheny Technologies, Inc.                         118,304      4,874,125
#*  Allied Nevada Gold Corp.                              61,549        208,651
#*  AM Castle & Co.                                       20,061        246,349
    AMCOL International Corp.                             30,154      1,382,561
*   American Biltrite, Inc.                                   17          7,140
#   American Vanguard Corp.                               29,848        531,593
    Ampco-Pittsburgh Corp.                                 7,591        152,048
#   Aptargroup, Inc.                                      50,934      3,433,970
#*  Arabian American Development Co.                      13,745        150,233
    Ashland, Inc.                                         60,273      5,822,372
    Avery Dennison Corp.                                  86,617      4,214,783
    Axiall Corp.                                          57,631      2,685,605
#   Balchem Corp.                                         20,092      1,244,699
    Ball Corp.                                            90,156      5,065,866
    Bemis Co., Inc.                                      103,161      4,151,199
    Cabot Corp.                                           64,308      3,717,002
*   Calgon Carbon Corp.                                   47,248        946,377
#   Carpenter Technology Corp.                            54,069      3,395,533
    Celanese Corp. Series A                               60,128      3,693,663
#*  Century Aluminum Co.                                  89,462      1,230,103
    CF Industries Holdings, Inc.                          74,584     18,285,759
    Chase Corp.                                            5,531        172,235
*   Chemtura Corp.                                       106,726      2,379,990
*   Clearwater Paper Corp.                                22,824      1,401,165
#   Cliffs Natural Resources, Inc.                       211,131      3,741,241
*   Codexis, Inc.                                          5,607          9,532
*   Coeur Mining, Inc.                                    77,841        674,103
    Commercial Metals Co.                                116,807      2,242,694
    Compass Minerals International, Inc.                  27,947      2,559,945
#*  Contango ORE, Inc.                                       833          9,913
#*  Continental Materials Corp.                              268          4,959

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Materials -- (Continued)
*   Core Molding Technologies, Inc.                           5,580 $    67,016
*   Crown Holdings, Inc.                                     74,940   3,534,920
    Cytec Industries, Inc.                                   40,733   3,882,670
#   Deltic Timber Corp.                                       6,112     371,304
    Domtar Corp.                                             36,579   3,415,015
    Dow Chemical Co. (The)                                  365,150  18,220,985
    Eagle Materials, Inc.                                    40,222   3,351,699
    Eastman Chemical Co.                                     93,295   8,132,525
    Ecolab, Inc.                                             85,722   8,969,950
    EI du Pont de Nemours & Co.                             260,417  17,531,273
*   Ferro Corp.                                              90,116   1,169,706
*   Flotek Industries, Inc.                                  41,616   1,165,664
    FMC Corp.                                                85,379   6,574,183
    Freeport-McMoRan Copper & Gold, Inc.                    391,460  13,454,480
    Friedman Industries, Inc.                                 5,521      47,370
#   FutureFuel Corp.                                         25,322     508,213
#*  General Moly, Inc.                                       63,899      70,289
    Globe Specialty Metals, Inc.                             52,261   1,012,818
#*  Golden Minerals Co.                                       7,014       4,910
*   Graphic Packaging Holding Co.                           335,971   3,447,063
    Greif, Inc. Class A                                      26,368   1,428,882
    Greif, Inc. Class B                                      14,223     836,455
#   Hawkins, Inc.                                             7,394     267,663
    Haynes International, Inc.                               11,779     624,876
    HB Fuller Co.                                            40,448   1,873,956
*   Headwaters, Inc.                                         59,305     740,126
#   Hecla Mining Co.                                        247,286     759,168
#*  Horsehead Holding Corp.                                  50,607     788,963
    Huntsman Corp.                                          230,924   5,784,646
    Innophos Holdings, Inc.                                  22,605   1,275,826
#   Innospec, Inc.                                           19,194     826,494
    International Flavors & Fragrances, Inc.                 29,143   2,871,168
    International Paper Co.                                 152,071   7,094,112
#*  Intrepid Potash, Inc.                                    65,369   1,065,515
#   Kaiser Aluminum Corp.                                    16,078   1,131,891
*   KapStone Paper and Packaging Corp.                       85,634   2,259,025
#   KMG Chemicals, Inc.                                       9,500     148,295
    Koppers Holdings, Inc.                                   15,498     661,765
*   Kraton Performance Polymers, Inc.                        32,238     839,800
#   Kronos Worldwide, Inc.                                   56,104     878,028
*   Landec Corp.                                             24,600     291,756
#*  Louisiana-Pacific Corp.                                 139,501   2,286,421
*   LSB Industries, Inc.                                     21,925     837,316
    LyondellBasell Industries NV Class A                    134,279  12,420,808
#   Martin Marietta Materials, Inc.                          30,488   3,790,573
    Materion Corp.                                           20,581     692,551
#*  McEwen Mining, Inc.                                     136,545     327,708
    MeadWestvaco Corp.                                      130,601   5,102,581
#*  Mercer International, Inc.                               43,784     362,532
    Minerals Technologies, Inc.                              33,798   2,010,643
#*  Mines Management, Inc.                                    4,267       5,419
#*  Molycorp, Inc.                                           10,678      50,721

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Materials -- (Continued)
    Monsanto Co.                                            144,857 $16,035,670
    Mosaic Co. (The)                                         92,450   4,626,198
    Myers Industries, Inc.                                   34,716     649,189
    Neenah Paper, Inc.                                       13,564     683,219
#   NewMarket Corp.                                           9,401   3,500,180
    Newmont Mining Corp.                                    142,662   3,542,298
    Noranda Aluminum Holding Corp.                           43,884     155,788
*   Northern Technologies International Corp.                 2,180      46,107
    Nucor Corp.                                             229,411  11,872,019
#   Olin Corp.                                               96,399   2,708,812
#   Olympic Steel, Inc.                                      10,794     284,530
#   OM Group, Inc.                                           28,483     834,267
#*  OMNOVA Solutions, Inc.                                   37,968     346,268
*   Owens-Illinois, Inc.                                    230,455   7,323,860
    Packaging Corp. of America                               71,239   4,746,655
#*  Penford Corp.                                             9,592     120,859
    PH Glatfelter Co.                                        35,183     897,870
    PolyOne Corp.                                            72,826   2,728,790
    PPG Industries, Inc.                                     39,958   7,736,668
    Praxair, Inc.                                           114,107  14,896,669
    Quaker Chemical Corp.                                    10,595     788,586
    Reliance Steel & Aluminum Co.                            65,756   4,656,840
*   Resolute Forest Products, Inc.                            4,112      73,358
    Rock-Tenn Co. Class A                                    53,558   5,120,680
    Rockwood Holdings, Inc.                                  59,647   4,237,919
#   Royal Gold, Inc.                                         38,090   2,521,558
    RPM International, Inc.                                 120,694   5,148,806
*   RTI International Metals, Inc.                           27,121     763,727
#   Schnitzer Steel Industries, Inc. Class A                 26,160     734,311
    Schweitzer-Mauduit International, Inc.                   25,108   1,095,713
    Scotts Miracle-Gro Co. (The) Class A                     55,555   3,400,522
    Sealed Air Corp.                                        169,269   5,807,619
#*  Senomyx, Inc.                                             8,376      68,599
    Sensient Technologies Corp.                              53,121   2,871,190
    Sherwin-Williams Co. (The)                               38,850   7,763,784
    Sigma-Aldrich Corp.                                      39,262   3,777,397
    Silgan Holdings, Inc.                                    48,766   2,426,109
#*  Silver Bull Resources, Inc.                                 500         165
#*  Solitario Exploration & Royalty Corp.                     1,700       1,802
    Sonoco Products Co.                                      83,092   3,496,511
#   Southern Copper Corp.                                    43,034   1,297,045
    Steel Dynamics, Inc.                                    215,383   3,935,047
    Stepan Co.                                               14,828     857,503
#*  Stillwater Mining Co.                                   107,140   1,690,669
*   SunCoke Energy, Inc.                                     72,142   1,505,604
#   Synalloy Corp.                                            4,755      73,703
#*  Texas Industries, Inc.                                   23,386   2,027,566
    Tredegar Corp.                                           13,871     288,656
#   Tronox, Ltd. Class A                                     64,056   1,569,372
#   United States Lime & Minerals, Inc.                       3,372     182,290
#   United States Steel Corp.                               248,639   6,469,587
*   Universal Stainless & Alloy Products, Inc.                5,675     203,676

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Materials -- (Continued)
#     US Silica Holdings, Inc.                              41,846 $  1,890,184
#     Valhi, Inc.                                           66,024      500,462
      Valspar Corp. (The)                                   63,347    4,626,865
#*    Verso Paper Corp.                                     12,902       35,093
      Vulcan Materials Co.                                  98,172    6,335,039
#     Walter Energy, Inc.                                   54,392      391,622
#     Wausau Paper Corp.                                    41,597      497,500
      Westlake Chemical Corp.                               70,852    5,044,662
      Worthington Industries, Inc.                          56,984    2,097,011
*     WR Grace & Co.                                        37,827    3,483,867
#     Zep, Inc.                                             15,790      273,009
                                                                   ------------
Total Materials                                                     442,316,665
                                                                   ------------
Other -- (0.0%)
(o)*  Brooklyn Federal Bancorp, Inc. Escrow Shares           2,293           --
(o)*  Concord Camera Corp. Escrow Shares                       405           --
(o)*  Gerber Scientific, Inc. Escrow Shares                 15,579           --
(o)*  Softbrands, Inc. Escrow Shares                         3,200           --
                                                                   ------------
Total Other                                                                  --
                                                                   ------------
Real Estate Investment Trusts -- (0.0%)
      Crown Castle International Corp.                      23,359    1,698,900
      Parkway Properties, Inc.                              15,133      285,408
                                                                   ------------
Total Real Estate Investment Trusts                                   1,984,308
                                                                   ------------
Telecommunication Services -- (2.0%)
#*    8x8, Inc.                                             51,971      504,119
#*    Alaska Communications Systems Group, Inc.             30,523       57,689
#     Alteva                                                 3,521       21,302
      AT&T, Inc.                                         2,012,756   71,855,389
      Atlantic Tele-Network, Inc.                           15,815      935,774
#*    Boingo Wireless, Inc.                                  4,724       31,178
*     Cbeyond, Inc.                                         27,607      273,033
#     CenturyLink, Inc.                                    186,399    6,507,189
#*    Cincinnati Bell, Inc.                                138,975      465,566
      Cogent Communications Group, Inc.                     22,475      774,713
#     Consolidated Communications Holdings, Inc.            30,999      617,500
#     Frontier Communications Corp.                      1,162,352    6,915,994
#*    General Communication, Inc. Class A                   38,056      397,305
#     HC2 Holdings, Inc.                                     7,362       28,933
#     HickoryTech Corp.                                      9,412      111,721
      IDT Corp. Class B                                     17,248      273,208
#     Inteliquent, Inc.                                     41,494      565,978
#*    Iridium Communications, Inc.                          57,785      385,426
*     Level 3 Communications, Inc.                         146,555    6,306,262
      Lumos Networks Corp.                                  16,768      221,505
#*    NII Holdings, Inc.                                    86,707       74,559
#     NTELOS Holdings Corp.                                 26,667      367,738
*     ORBCOMM, Inc.                                         37,244      233,520
#*    Premiere Global Services, Inc.                        46,731      594,418
*     SBA Communications Corp. Class A                      82,607    7,414,804

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Telecommunication Services -- (Continued)
    Shenandoah Telecommunications Co.                       24,476 $    686,062
#*  Sprint Corp.                                           379,417    3,225,045
#*  Straight Path Communications, Inc. Class B               8,024       56,168
*   T-Mobile US, Inc.                                       93,063    2,725,815
    Telephone & Data Systems, Inc.                         113,757    3,093,053
*   tw telecom, Inc.                                       127,425    3,910,673
    United States Cellular Corp.                            29,939    1,243,666
    USA Mobility, Inc.                                      21,634      370,591
    Verizon Communications, Inc.                         1,347,334   62,960,918
*   Vonage Holdings Corp.                                  218,009      837,155
#   Windstream Holdings, Inc.                              632,627    5,737,927
                                                                   ------------
Total Telecommunication Services                                    190,781,896
                                                                   ------------
Utilities -- (2.6%)
    AES Corp.                                              386,774    5,588,884
    AGL Resources, Inc.                                     96,547    5,213,538
#   ALLETE, Inc.                                            32,655    1,690,223
    Alliant Energy Corp.                                    42,392    2,479,084
    Ameren Corp.                                            86,993    3,593,681
    American Electric Power Co., Inc.                      124,806    6,715,811
    American States Water Co.                               31,169      946,291
    American Water Works Co., Inc.                          63,904    2,909,549
#   Aqua America, Inc.                                     137,621    3,452,911
#   Artesian Resources Corp. Class A                         4,218       92,880
    Atmos Energy Corp.                                      74,688    3,812,076
#   Avista Corp.                                            48,414    1,556,510
    Black Hills Corp.                                       38,116    2,201,199
#*  Cadiz, Inc.                                              2,464       15,844
    California Water Service Group                          38,734      871,515
*   Calpine Corp.                                          273,448    6,270,163
    CenterPoint Energy, Inc.                               148,224    3,670,026
    Chesapeake Utilities Corp.                               7,918      500,893
    Cleco Corp.                                             49,089    2,579,627
    CMS Energy Corp.                                        84,723    2,567,954
    Connecticut Water Service, Inc.                          7,761      252,233
    Consolidated Edison, Inc.                               66,715    3,871,471
#   Consolidated Water Co., Ltd.                            12,219      141,985
#   Delta Natural Gas Co., Inc.                              2,858       54,502
    Dominion Resources, Inc.                               149,595   10,851,621
    DTE Energy Co.                                          61,280    4,788,419
    Duke Energy Corp.                                      180,905   13,475,613
#*  Dynegy, Inc.                                            56,836    1,616,984
    Edison International                                    92,284    5,219,583
    El Paso Electric Co.                                    31,807    1,202,941
    Empire District Electric Co. (The)                      35,687      867,908
    Entergy Corp.                                           54,359    3,941,028
    Exelon Corp.                                           199,101    6,974,508
    FirstEnergy Corp.                                       81,006    2,733,953
#   Gas Natural, Inc.                                        3,269       35,632
*   Genie Energy, Ltd. Class B                              16,745      135,635
#   Great Plains Energy, Inc.                              124,945    3,352,274
#   Hawaiian Electric Industries, Inc.                      79,894    1,916,657

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Utilities -- (Continued)
    IDACORP, Inc.                                            43,168 $ 2,423,452
    Integrys Energy Group, Inc.                              60,587   3,712,771
    ITC Holdings Corp.                                      129,036   4,770,461
#   Laclede Group, Inc. (The)                                27,657   1,311,218
    MDU Resources Group, Inc.                               130,874   4,635,557
#   MGE Energy, Inc.                                         27,951   1,068,287
    Middlesex Water Co.                                      12,498     254,084
    National Fuel Gas Co.                                    29,842   2,197,565
    New Jersey Resources Corp.                               34,399   1,710,662
    NextEra Energy, Inc.                                    112,170  11,200,174
    NiSource, Inc.                                          110,538   4,014,740
    Northeast Utilities                                     108,137   5,110,555
#   Northwest Natural Gas Co.                                21,728     961,899
#   NorthWestern Corp.                                       33,444   1,618,021
    NRG Energy, Inc.                                        239,653   7,841,446
    OGE Energy Corp.                                         66,782   2,492,972
    ONE Gas, Inc.                                            16,559     605,728
#   Ormat Technologies, Inc.                                 33,366     890,205
#   Otter Tail Corp.                                         29,111     852,952
#   Pepco Holdings, Inc.                                     86,562   2,316,399
    PG&E Corp.                                              103,534   4,719,080
    Piedmont Natural Gas Co., Inc.                           58,655   2,099,262
    Pinnacle West Capital Corp.                              33,614   1,880,703
    PNM Resources, Inc.                                      67,164   1,859,100
#   Portland General Electric Co.                            59,316   1,985,307
    PPL Corp.                                               161,502   5,384,477
    Public Service Enterprise Group, Inc.                   177,379   7,267,218
    Questar Corp.                                           132,783   3,223,971
    RGC Resources, Inc.                                       1,530      29,223
#   SCANA Corp.                                              41,611   2,233,678
    Sempra Energy                                            59,465   5,863,844
    SJW Corp.                                                15,795     430,098
#   South Jersey Industries, Inc.                            24,723   1,420,336
    Southern Co. (The)                                      205,906   9,436,672
    Southwest Gas Corp.                                      39,108   2,151,331
#   TECO Energy, Inc.                                       187,182   3,361,789
    UGI Corp.                                               121,147   5,656,353
#   UIL Holdings Corp.                                       38,639   1,419,210
#   Unitil Corp.                                             10,896     361,747
#   UNS Energy Corp.                                         32,100   1,927,926
    Vectren Corp.                                            67,899   2,754,662
#   Westar Energy, Inc.                                     104,865   3,762,556
#   WGL Holdings, Inc.                                       39,328   1,564,861
#   Wisconsin Energy Corp.                                   78,566   3,808,880
    Xcel Energy, Inc.                                       150,926   4,810,012

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

                                                      SHARES        VALUE+
                                                     ---------- --------------
Utilities -- (Continued)
#      York Water Co.                                     8,955 $      179,190
                                                                --------------
Total Utilities                                                    257,742,240
                                                                --------------
TOTAL COMMON STOCKS                                              9,054,196,655
                                                                --------------
PREFERRED STOCKS -- (0.0%)

Other -- (0.0%)
(o)*   Enron TOPRS Escrow Shares                            666             --
                                                                --------------
RIGHTS/WARRANTS -- (0.0%)
(o)*   Capital Bank Corp. Contingent Value Rights           988             --
(o)*   Community Health Systems, Inc. Rights
         01/04/16                                       216,226         12,995
(o)*   Leap Wireless International, Inc. Contingent
         Value Rights                                    51,554        129,916
(o)*   LGL Group, Inc. (The) Warrants 08/06/18            4,820            289
(o)#*  Magnum Hunter Resources Corp. Warrants
         04/15/16                                        12,563             --
(o)*   PhotoMedex, Inc. Contingent Value Warrants
         12/13/14                                           389             --
(o)*   Tejon Ranch Co. Warrants 08/31/16                  2,148          7,303
(o)*   U.S. Concrete, Inc. Warrants Class A 08/31/17        294          1,779
(o)*   U.S. Concrete, Inc. Warrants Class B 08/31/17        294          1,176
                                                                --------------
TOTAL RIGHTS/WARRANTS                                                  153,458
                                                                --------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
       State Street Institutional Liquid
         Reserves, 0.074%                            30,400,127     30,400,127
                                                                --------------

                                                      SHARES/
                                                       FACE
                                                      AMOUNT
                                                       (000)
                                                     ----------
SECURITIES LENDING COLLATERAL -- (8.0%)
(S)@   DFA Short Term Investment Fund                68,556,843    793,202,676
                                                                --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $7,040,623,421)             $9,877,952,916
                                                                ==============

U.S. CORE EQUITY 1 PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                             --------------------------------------------------
                                LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                             -------------- ------------ ------- --------------
 Common Stocks
    Consumer Discretionary   $1,257,420,628 $     28,997   --    $1,257,449,625
    Consumer Staples            683,820,011           --   --       683,820,011
    Energy                      968,065,221           --   --       968,065,221
    Financials                1,424,383,853        2,879   --     1,424,386,732
    Health Care               1,020,600,980       23,131   --     1,020,624,111
    Industrials               1,227,385,870          256   --     1,227,386,126
    Information Technology    1,579,639,720           --   --     1,579,639,720
    Materials                   442,316,665           --   --       442,316,665
    Other                                --           --   --                --
    Real Estate Investment
      Trusts                      1,984,308           --   --         1,984,308
    Telecommunication
      Services                  190,781,896           --   --       190,781,896
    Utilities                   257,742,240           --   --       257,742,240
 Preferred Stocks
    Other                                --           --   --                --
 Rights/Warrants                         --      153,458   --           153,458
 Temporary Cash Investments      30,400,127           --   --        30,400,127
 Securities Lending
   Collateral                            --  793,202,676   --       793,202,676
                             -------------- ------------   --    --------------
 TOTAL                       $9,084,541,519 $793,411,397   --    $9,877,952,916
                             ============== ============   ==    ==============

                         U.S. CORE EQUITY 2 PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                            SHARES    VALUE+
                                                            ------- -----------
COMMON STOCKS -- (91.0%)

Consumer Discretionary -- (11.9%)
*   1-800-Flowers.com, Inc. Class A                          46,103 $   251,261
    Aaron's, Inc.                                           124,911   3,681,127
#   Abercrombie & Fitch Co. Class A                         106,414   3,911,779
    Advance Auto Parts, Inc.                                 23,986   2,909,262
#*  Aeropostale, Inc.                                       130,833     650,240
    AH Belo Corp. Class A                                    28,956     333,284
*   ALCO Stores, Inc.                                           100       1,009
*   Amazon.com, Inc.                                         62,932  19,139,509
*   Ambassadors Group, Inc.                                  23,469      99,509
#*  AMC Networks, Inc. Class A                               39,188   2,573,476
    AMCON Distributing Co.                                      668      53,747
#*  America's Car-Mart, Inc.                                 14,916     539,064
*   American Axle & Manufacturing Holdings, Inc.             86,852   1,532,938
#   American Eagle Outfitters, Inc.                         273,812   3,165,267
#*  American Public Education, Inc.                          31,061   1,074,711
*   ANN, Inc.                                                88,099   3,452,600
*   Apollo Education Group, Inc. Class A                    220,072   6,351,278
#   Arctic Cat, Inc.                                         23,182     947,912
    Ark Restaurants Corp.                                     4,916     104,367
*   Asbury Automotive Group, Inc.                            58,263   3,597,158
*   Ascena Retail Group, Inc.                               270,277   4,648,764
#*  Ascent Capital Group, Inc. Class A                       21,275   1,463,082
#   Autoliv, Inc.                                            52,355   5,339,163
*   AutoNation, Inc.                                         85,779   4,545,429
*   AutoZone, Inc.                                            9,141   4,880,288
*   Ballantyne Strong, Inc.                                  17,770      80,320
#*  Bally Technologies, Inc.                                 37,045   2,412,000
#*  Barnes & Noble, Inc.                                     98,183   1,610,201
#   Bassett Furniture Industries, Inc.                       14,448     199,238
#   Beasley Broadcasting Group, Inc. Class A                  8,562      65,927
*   Beazer Homes USA, Inc.                                   22,402     424,742
    bebe stores, Inc.                                       130,718     660,126
*   Bed Bath & Beyond, Inc.                                  45,415   2,821,634
    Best Buy Co., Inc.                                      254,544   6,600,326
#   Big 5 Sporting Goods Corp.                               38,869     474,590
*   Big Lots, Inc.                                           97,736   3,860,572
*   Biglari Holdings, Inc.                                    3,000   1,287,060
#*  BJ's Restaurants, Inc.                                   46,391   1,324,463
*   Blue Nile, Inc.                                           5,804     201,573
#   Blyth, Inc.                                              24,520     229,752
#   Bob Evans Farms, Inc.                                    48,017   2,250,557
#*  Body Central Corp.                                       10,272      10,683
#   Bon-Ton Stores, Inc. (The)                               26,063     286,693
*   Books-A-Million, Inc.                                    20,408      48,163
    BorgWarner, Inc.                                         77,316   4,804,416
    Bowl America, Inc. Class A                                3,937      57,972
#*  Boyd Gaming Corp.                                       103,900   1,228,098
*   Bravo Brio Restaurant Group, Inc.                        33,628     503,411
#*  Bridgepoint Education, Inc.                              71,667   1,135,922
#   Brinker International, Inc.                              59,535   2,925,550
    Brown Shoe Co., Inc.                                     75,984   1,792,463

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Consumer Discretionary -- (Continued)
    Brunswick Corp.                                          86,917 $ 3,493,194
#   Buckle, Inc. (The)                                       38,775   1,822,037
*   Buffalo Wild Wings, Inc.                                 25,469   3,721,530
*   Build-A-Bear Workshop, Inc.                              26,815     300,864
#*  Cabela's, Inc.                                          100,507   6,594,264
#   Cablevision Systems Corp. Class A                       133,821   2,234,811
#*  Cache, Inc.                                              25,413      67,599
#*  Caesars Acquisition Co. Class A                         134,738   1,697,699
#*  Caesars Entertainment Corp.                             166,816   3,081,092
#   Callaway Golf Co.                                       124,004   1,080,075
*   Cambium Learning Group, Inc.                             82,206     184,141
*   Canterbury Park Holding Corp.                             5,270      59,288
#   Capella Education Co.                                    24,626   1,437,173
*   Career Education Corp.                                  118,197     853,382
#*  CarMax, Inc.                                            120,937   5,294,622
*   Carmike Cinemas, Inc.                                    39,920   1,184,027
    Carnival Corp.                                          218,690   8,596,704
    Carriage Services, Inc.                                  26,463     425,790
*   Carrols Restaurant Group, Inc.                           34,757     233,219
    Carter's, Inc.                                           77,010   5,672,557
#   Cato Corp. (The) Class A                                 46,031   1,311,423
*   Cavco Industries, Inc.                                   12,245     954,498
    CBS Corp. Class A                                        18,791   1,092,697
    CBS Corp. Class B                                       354,501  20,475,978
#*  Central European Media Enterprises, Ltd. Class A         18,678      51,178
#*  Charles & Colvard, Ltd.                                  29,159      63,275
*   Charter Communications, Inc. Class A                     12,906   1,749,150
#   Cheesecake Factory, Inc. (The)                          100,276   4,501,390
    Cherokee, Inc.                                            8,005     111,029
#   Chico's FAS, Inc.                                       253,049   4,018,418
#   Children's Place Retail Stores, Inc. (The)               38,069   1,827,312
*   Chipotle Mexican Grill, Inc.                             12,522   6,242,217
#   Choice Hotels International, Inc.                        45,235   1,998,482
*   Christopher & Banks Corp.                                53,335     332,810
    Churchill Downs, Inc.                                    28,595   2,511,499
    Cinemark Holdings, Inc.                                 153,849   4,557,007
*   Citi Trends, Inc.                                        25,849     439,175
    Clear Channel Outdoor Holdings, Inc. Class A             55,873     448,101
    Coach, Inc.                                              34,738   1,551,052
*   Coast Distribution System, Inc. (The)                     1,760       5,632
*   Cobra Electronics Corp.                                   9,352      30,862
#   Collectors Universe, Inc.                                 8,599     201,905
#   Columbia Sportswear Co.                                  50,929   4,378,875
    Comcast Corp. Class A                                 1,101,420  57,009,499
    Comcast Corp. Special Class A                           337,406  17,217,828
#*  Conn's, Inc.                                             56,833   2,513,724
    Cooper Tire & Rubber Co.                                105,768   2,660,065
    Core-Mark Holding Co., Inc.                              19,156   1,542,824
#*  Corinthian Colleges, Inc.                               125,219     144,002
    Cracker Barrel Old Country Store, Inc.                   41,813   3,961,364
*   Crocs, Inc.                                             147,461   2,231,085
#*  Crown Media Holdings, Inc. Class A                       51,149     183,113

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Consumer Discretionary -- (Continued)
       CSS Industries, Inc.                                    8,600 $  206,142
#      CST Brands, Inc.                                       50,252  1,639,723
       CTC Media, Inc.                                       261,896  2,270,638
       Culp, Inc.                                             18,403    332,174
*      Cumulus Media, Inc. Class A                           140,245    898,970
#      Dana Holding Corp.                                    227,791  4,822,335
#      Darden Restaurants, Inc.                              102,353  5,087,968
#*     Deckers Outdoor Corp.                                  59,288  4,680,788
#*     dELiA*s, Inc.                                          15,474     13,076
#*     Delta Apparel, Inc.                                    15,491    235,928
       Destination Maternity Corp.                            23,762    585,971
#*     Destination XL Group, Inc.                             82,498    445,489
#      DeVry Education Group, Inc.                           100,361  4,519,256
*      DGSE Cos., Inc.                                         8,710     23,343
       Dick's Sporting Goods, Inc.                            34,536  1,818,666
       Dillard's, Inc. Class A                                77,200  7,560,196
       DineEquity, Inc.                                       31,889  2,417,505
*      DIRECTV                                               110,916  8,607,082
*      Discovery Communications, Inc. Class A                 38,327  2,909,019
*      Discovery Communications, Inc. Class B                  2,270    170,522
*      Discovery Communications, Inc. Class C                 31,784  2,229,012
*      DISH Network Corp. Class A                             42,243  2,401,937
*      Dixie Group, Inc. (The)                                15,615    235,318
*      Dollar General Corp.                                   38,195  2,155,726
*      Dollar Tree, Inc.                                      48,760  2,538,933
       Domino's Pizza, Inc.                                   57,309  4,262,643
#*     Dorman Products, Inc.                                  56,280  3,238,914
*      Dover Downs Gaming & Entertainment, Inc.               18,137     26,299
       Dover Motorsports, Inc.                                 9,156     21,425
#      DR Horton, Inc.                                       360,331  8,028,175
#*     DreamWorks Animation SKG, Inc. Class A                131,995  3,171,840
#      Drew Industries, Inc.                                  39,171  1,971,085
       DSW, Inc. Class A                                      92,580  3,091,246
#      Dunkin' Brands Group, Inc.                             94,072  4,281,217
#*     Education Management Corp.                             69,433    275,649
       Educational Development Corp.                           3,809     14,779
       Einstein Noah Restaurant Group, Inc.                   25,761    395,689
*      Emerson Radio Corp.                                    26,350     53,491
*      Emmis Communications Corp. Class A                      5,500     17,765
#*     Empire Resorts, Inc.                                    5,120     34,662
#*     Entercom Communications Corp. Class A                  41,042    443,254
*      Entertainment Gaming Asia, Inc.                         2,058      1,751
#      Entravision Communications Corp. Class A               66,956    355,536
       Escalade, Inc.                                         12,111    178,274
#      Ethan Allen Interiors, Inc.                            47,995  1,165,319
#*     Ever-Glory International Group, Inc.                    2,000     14,800
*      EW Scripps Co. Class A                                 76,553  1,311,353
       Expedia, Inc.                                          65,285  4,634,582
*      Express, Inc.                                          87,347  1,272,646
(o)#*  FAB Universal Corp.                                    23,117     53,238
       Family Dollar Stores, Inc.                             38,461  2,259,584
#*     Famous Dave's Of America, Inc.                         10,924    289,377

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#*  Federal-Mogul Holdings Corp.                            129,700 $ 2,233,434
*   Fiesta Restaurant Group, Inc.                            31,463   1,151,860
    Finish Line, Inc. (The) Class A                          86,573   2,383,355
*   Flanigan's Enterprises, Inc.                              1,000      13,950
#   Flexsteel Industries, Inc.                                7,812     268,108
    Foot Locker, Inc.                                       255,692  11,897,349
    Ford Motor Co.                                          374,507   6,048,288
*   Fossil Group, Inc.                                       34,843   3,716,006
#   Fred's, Inc. Class A                                     58,107   1,058,710
    Frisch's Restaurants, Inc.                                7,545     178,666
#*  FTD Cos., Inc.                                           31,559     957,500
#*  Fuel Systems Solutions, Inc.                             33,207     348,009
*   Full House Resorts, Inc.                                 19,925      39,750
#*  G-III Apparel Group, Ltd.                                35,952   2,580,275
*   Gaiam, Inc. Class A                                      18,959     139,917
#   GameStop Corp. Class A                                  202,321   8,028,097
*   Gaming Partners International Corp.                       8,266      69,848
    Gannett Co., Inc.                                       362,135   9,839,208
    Gap, Inc. (The)                                         250,607   9,848,855
#   Garmin, Ltd.                                            135,206   7,720,263
*   Geeknet, Inc.                                             7,665     113,442
    General Motors Co.                                      567,538  19,568,710
#*  Genesco, Inc.                                            40,175   3,068,165
    Gentex Corp.                                            195,396   5,602,003
*   Gentherm, Inc.                                           62,391   2,267,913
#   Genuine Parts Co.                                        58,553   5,101,137
    GNC Holdings, Inc. Class A                               12,952     582,840
    Goodyear Tire & Rubber Co. (The)                        142,429   3,589,211
#   Gordmans Stores, Inc.                                    12,089      54,280
    Graham Holdings Co. Class B                              11,115   7,460,721
*   Grand Canyon Education, Inc.                             52,834   2,278,202
*   Gray Television, Inc.                                    90,481   1,017,911
*   Gray Television, Inc. Class A                             3,160      29,246
#   Group 1 Automotive, Inc.                                 41,547   2,996,785
#*  Groupon, Inc.                                            29,440     205,786
#   Guess?, Inc.                                            135,741   3,652,790
    H&R Block, Inc.                                          81,220   2,308,272
*   Hallwood Group, Inc. (The)                                1,023      12,542
#*  Hampshire Group, Ltd.                                     1,000       3,850
    Hanesbrands, Inc.                                        47,175   3,872,596
    Harley-Davidson, Inc.                                    92,291   6,823,997
    Harman International Industries, Inc.                    48,992   5,370,013
    Harte-Hanks, Inc.                                       101,453     815,682
#   Hasbro, Inc.                                             34,967   1,932,276
*   Hastings Entertainment, Inc.                              2,673       7,885
    Haverty Furniture Cos., Inc.                             34,291     875,792
    Haverty Furniture Cos., Inc. Class A                      2,523      64,538
*   Helen of Troy, Ltd.                                      53,869   3,377,586
*   Here Media, Inc.                                            300          --
*   Here Media, Inc. Special Shares                             300          --
#*  hhgregg, Inc.                                            53,331     459,713
#*  Hibbett Sports, Inc.                                     28,075   1,511,839

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
    Hillenbrand, Inc.                                       107,978 $ 3,282,531
*   Hollywood Media Corp.                                    12,071      15,089
    Home Depot, Inc. (The)                                  286,801  22,803,548
#   Hooker Furniture Corp.                                   16,557     229,314
#*  Hovnanian Enterprises, Inc. Class A                     102,044     455,116
    HSN, Inc.                                                63,351   3,676,892
*   Hyatt Hotels Corp. Class A                               31,138   1,752,447
#*  Iconix Brand Group, Inc.                                111,831   4,752,817
    International Game Technology                           222,506   2,792,450
    International Speedway Corp. Class A                     44,175   1,388,862
    Interpublic Group of Cos., Inc. (The)                   412,069   7,178,242
#   Interval Leisure Group, Inc.                             92,846   2,392,641
#*  iRobot Corp.                                             51,251   1,716,908
*   Isle of Capri Casinos, Inc.                              54,990     373,932
#*  ITT Educational Services, Inc.                           15,300     413,100
*   Jack in the Box, Inc.                                    85,286   4,566,212
#   JAKKS Pacific, Inc.                                      27,534     241,198
*   Jarden Corp.                                            153,127   8,751,208
#*  JC Penney Co., Inc.                                     188,258   1,603,958
    John Wiley & Sons, Inc. Class A                          83,396   4,791,934
    John Wiley & Sons, Inc. Class B                           7,502     441,005
    Johnson Controls, Inc.                                  373,276  16,849,679
#   Johnson Outdoors, Inc. Class A                           19,561     409,412
*   Jos A Bank Clothiers, Inc.                               45,028   2,906,557
*   Journal Communications, Inc. Class A                     71,971     577,207
*   K12, Inc.                                                49,967   1,183,219
*   Kate Spade & Co.                                         76,431   2,657,506
#   KB Home                                                 120,600   1,991,106
*   Kirkland's, Inc.                                         29,803     509,929
    Kohl's Corp.                                            160,350   8,785,576
*   Kona Grill, Inc.                                         11,997     281,330
    Koss Corp.                                                4,495      20,767
#*  Krispy Kreme Doughnuts, Inc.                            103,485   1,815,127
    L Brands, Inc.                                           88,844   4,815,345
    La-Z-Boy, Inc.                                           93,027   2,254,044
*   Lakeland Industries, Inc.                                 7,818      55,508
*   Lamar Advertising Co. Class A                            64,341   3,211,903
#*  Lands' End, Inc.                                         37,689   1,042,101
    Las Vegas Sands Corp.                                    78,588   6,218,668
*   Lazare Kaplan International, Inc.                         3,667       7,242
#*  LeapFrog Enterprises, Inc.                               88,244     604,471
    Lear Corp.                                               74,859   6,217,789
*   Learning Tree International, Inc.                        16,482      50,270
#*  Lee Enterprises, Inc.                                    46,810     188,176
#   Leggett & Platt, Inc.                                   187,397   6,157,865
#   Lennar Corp. Class A                                    189,831   7,325,578
    Lennar Corp. Class B                                     30,153     980,576
#*  Libbey, Inc.                                             27,932     744,946
*   Liberty Global P.L.C. Class A                            89,117   3,548,639
*   Liberty Global P.L.C. Class B                               808      32,280
*   Liberty Global P.L.C. Class C                           222,577   8,553,634
*   Liberty Interactive Corp. Class A                       542,102  15,753,484

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
*   Liberty Interactive Corp. Class B                        11,386 $   343,003
*   Liberty Media Corp. Class A                             135,703  17,602,036
*   Liberty Media Corp. Class B                               5,224     655,325
*   Liberty Ventures Series A                               120,298   6,982,096
*   Liberty Ventures Series B                                 1,138      67,819
#*  Life Time Fitness, Inc.                                  69,694   3,345,312
    Lifetime Brands, Inc.                                    16,818     321,224
*   LIN Media LLC Class A                                    49,530   1,160,488
#   Lincoln Educational Services Corp.                       32,420     132,274
#   Lions Gate Entertainment Corp.                           12,506     331,784
    Lithia Motors, Inc. Class A                              40,194   2,985,610
*   Live Nation Entertainment, Inc.                         340,489   7,109,410
*   LKQ Corp.                                               376,352  10,959,370
*   Loral Space & Communications, Inc.                       30,095   2,166,539
    Lowe's Cos., Inc.                                       331,612  15,224,307
#*  Luby's, Inc.                                             35,781     193,933
#*  Lululemon Athletica, Inc.                                18,766     861,922
#*  Lumber Liquidators Holdings, Inc.                        34,916   3,043,279
*   M/I Homes, Inc.                                          36,568     814,369
    Macy's, Inc.                                            276,516  15,880,314
*   Madison Square Garden Co. (The) Class A                 109,895   6,000,267
    Marcus Corp. (The)                                       30,027     502,352
#   Marine Products Corp.                                    47,094     334,367
#*  MarineMax, Inc.                                          39,369     632,266
#   Marriott International, Inc. Class A                     81,920   4,745,626
*   Marriott Vacations Worldwide Corp.                       14,520     791,050
#*  Martha Stewart Living Omnimedia, Inc. Class A            60,321     235,855
    Mattel, Inc.                                            125,420   4,918,345
    Matthews International Corp. Class A                     43,518   1,755,951
#*  Mattress Firm Holding Corp.                              10,007     452,216
#*  McClatchy Co. (The) Class A                              97,918     536,591
    McDonald's Corp.                                        159,232  16,142,940
#   MDC Holdings, Inc.                                       81,138   2,239,409
#*  Media General, Inc. Class A                              37,031     567,315
#   Men's Wearhouse, Inc. (The)                              81,646   3,868,387
    Meredith Corp.                                           56,139   2,474,046
*   Meritage Homes Corp.                                     60,328   2,327,454
*   MGM Resorts International                               534,725  13,491,112
*   Michael Kors Holdings, Ltd.                              28,374   2,587,709
*   Modine Manufacturing Co.                                 83,592   1,377,596
*   Mohawk Industries, Inc.                                  89,815  11,892,404
*   Monarch Casino & Resort, Inc.                            27,593     442,592
#   Monro Muffler Brake, Inc.                                46,126   2,601,506
#   Morningstar, Inc.                                        20,040   1,469,533
*   Motorcar Parts of America, Inc.                          19,134     525,037
    Movado Group, Inc.                                       33,112   1,300,639
*   MTR Gaming Group, Inc.                                   26,957     136,402
*   Multimedia Games Holding Co., Inc.                       25,419     742,235
*   Murphy USA, Inc.                                         51,294   2,179,995
    NACCO Industries, Inc. Class A                           10,535     564,571
*   Nathan's Famous, Inc.                                     7,706     379,752
    National CineMedia, Inc.                                 69,480   1,055,401

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
*   Nautilus, Inc.                                           53,207 $   443,214
*   Netflix, Inc.                                            20,041   6,454,004
#*  Nevada Gold & Casinos, Inc.                               1,100       1,265
#*  New York & Co., Inc.                                    111,142     465,685
#   New York Times Co. (The) Class A                        263,440   4,236,115
    Newell Rubbermaid, Inc.                                  92,609   2,788,457
*   News Corp. Class A                                      344,974   5,871,457
#*  News Corp. Class B                                      129,824   2,147,289
#   Nexstar Broadcasting Group, Inc. Class A                 28,227   1,124,846
    NIKE, Inc. Class B                                       79,134   5,772,825
*   Nobility Homes, Inc.                                      2,557      28,127
    Nordstrom, Inc.                                          70,101   4,295,789
    Nutrisystem, Inc.                                        42,029     630,435
*   NVR, Inc.                                                 6,499   6,999,423
*   O'Reilly Automotive, Inc.                                73,392  10,919,996
#*  Office Depot, Inc.                                      805,475   3,294,393
    Omnicom Group, Inc.                                      47,482   3,213,582
*   Orbitz Worldwide, Inc.                                   89,814     660,133
*   Orient-Express Hotels, Ltd. Class A                     157,124   2,058,324
#*  Outerwall, Inc.                                          48,358   3,353,627
*   Overstock.com, Inc.                                      21,548     345,199
    Oxford Industries, Inc.                                  32,505   2,145,655
*   P&F Industries, Inc. Class A                              2,869      23,526
*   Pacific Sunwear of California, Inc.                      84,041     242,038
#*  Panera Bread Co. Class A                                 20,262   3,099,478
    Papa John's International, Inc.                          71,676   3,143,709
*   Penn National Gaming, Inc.                              134,797   1,504,335
    Penske Automotive Group, Inc.                           156,495   7,176,861
*   Pep Boys-Manny, Moe & Jack (The)                         87,677     896,059
*   Perfumania Holdings, Inc.                                 6,982      46,291
#*  Perry Ellis International, Inc.                          25,247     381,230
#   PetMed Express, Inc.                                     32,127     420,542
#   PetSmart, Inc.                                           31,473   2,130,093
#   Pier 1 Imports, Inc.                                    139,418   2,545,773
#*  Pinnacle Entertainment, Inc.                             76,630   1,783,180
*   Point.360                                                 6,026       2,169
#   Polaris Industries, Inc.                                 27,911   3,749,285
    Pool Corp.                                               56,154   3,314,209
*   Popeyes Louisiana Kitchen, Inc.                          22,076     841,096
#*  Premier Exhibitions, Inc.                                 6,900       6,024
*   Priceline Group, Inc. (The)                               5,504   6,372,256
    PulteGroup, Inc.                                        570,771  10,496,479
    PVH Corp.                                                71,941   9,033,631
*   QEP Co., Inc.                                               670      12,362
#*  Quiksilver, Inc.                                        280,118   1,798,358
#*  Radio One, Inc. Class D                                  33,982     153,599
#*  RadioShack Corp.                                        143,336     204,970
    Ralph Lauren Corp.                                       12,900   1,952,673
*   Reading International, Inc. Class A                      14,293     101,194
*   Reading International, Inc. Class B                         300       3,077
*   Red Lion Hotels Corp.                                    26,248     150,926
*   Red Robin Gourmet Burgers, Inc.                          25,039   1,702,151

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#   Regal Entertainment Group Class A                       110,822 $ 2,083,454
#   Regis Corp.                                              93,341   1,226,501
#   Rent-A-Center, Inc.                                      96,937   2,831,530
#*  Rentrak Corp.                                            11,567     659,203
    RG Barry Corp.                                           21,060     384,977
*   Rick's Cabaret International, Inc.                       13,809     139,471
    Rocky Brands, Inc.                                        8,403     123,020
    Ross Stores, Inc.                                        88,466   6,022,765
    Royal Caribbean Cruises, Ltd.                           237,748  12,631,551
#*  Ruby Tuesday, Inc.                                      104,938     809,072
    Ruth's Hospitality Group, Inc.                           84,228   1,060,431
#   Ryland Group, Inc. (The)                                 69,112   2,653,210
#   Saga Communications, Inc. Class A                         5,094     225,664
#   Salem Communications Corp. Class A                       21,782     191,899
*   Sally Beauty Holdings, Inc.                             101,280   2,776,085
#   Scholastic Corp.                                         38,702   1,273,683
*   Scientific Games Corp. Class A                          143,686   1,721,358
    Scripps Networks Interactive, Inc. Class A               29,755   2,233,708
#*  Sears Holdings Corp.                                    125,301   5,489,437
#*  Select Comfort Corp.                                     45,800     842,720
    Service Corp. International                             368,150   6,910,175
#*  Shiloh Industries, Inc.                                  29,724     586,752
    Shoe Carnival, Inc.                                      34,798     794,786
#*  Shutterfly, Inc.                                         66,497   2,721,722
    Signet Jewelers, Ltd.                                   125,728  12,738,761
#   Sinclair Broadcast Group, Inc. Class A                   41,284   1,103,521
    Six Flags Entertainment Corp.                           147,364   5,915,191
*   Sizmek, Inc.                                             46,642     446,830
*   Skechers U.S.A., Inc. Class A                            63,932   2,620,573
#*  Skullcandy, Inc.                                          5,700      43,890
#*  Skyline Corp.                                            10,884      55,508
#*  Smith & Wesson Holding Corp.                             28,380     435,633
#   Sonic Automotive, Inc. Class A                           73,765   1,795,440
#*  Sonic Corp.                                              83,693   1,593,515
#   Sotheby's                                                89,578   3,767,651
#*  Spanish Broadcasting System, Inc. Class A                 2,346      14,874
    Spartan Motors, Inc.                                     47,982     254,784
#   Speedway Motorsports, Inc.                               61,111   1,111,609
*   Sport Chalet, Inc. Class A                                9,608      10,857
*   Sport Chalet, Inc. Class B                                1,292       1,641
    Stage Stores, Inc.                                       50,669     971,831
    Standard Motor Products, Inc.                            39,529   1,501,707
#*  Standard Pacific Corp.                                  394,219   3,149,810
*   Stanley Furniture Co., Inc.                              15,342      44,799
#   Staples, Inc.                                           422,267   5,278,337
    Starbucks Corp.                                          82,172   5,802,987
    Starwood Hotels & Resorts Worldwide, Inc.                29,703   2,276,735
*   Starz                                                   152,168   4,910,461
*   Starz Class B                                             5,224     168,787
#   Stein Mart, Inc.                                         76,891     961,137
*   Steiner Leisure, Ltd.                                    23,590   1,018,380
*   Steven Madden, Ltd.                                      87,811   3,126,950

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
*   Stoneridge, Inc.                                         48,856 $   522,271
#   Strattec Security Corp.                                   4,792     320,154
*   Strayer Education, Inc.                                   7,822     333,452
#   Sturm Ruger & Co., Inc.                                  24,927   1,604,052
    Superior Industries International, Inc.                  42,144     890,924
    Superior Uniform Group, Inc.                             12,533     203,787
#*  Systemax, Inc.                                           51,897     897,299
#*  Tandy Leather Factory, Inc.                               7,929      77,625
    Target Corp.                                            146,665   9,056,564
#*  Tempur Sealy International, Inc.                         28,422   1,426,216
*   Tenneco, Inc.                                            42,100   2,520,527
#*  Tesla Motors, Inc.                                       18,724   3,892,532
    Texas Roadhouse, Inc.                                   120,981   2,993,070
#   Thor Industries, Inc.                                    88,137   5,364,899
    Tiffany & Co.                                            42,344   3,704,677
    Time Warner Cable, Inc.                                 161,177  22,800,098
    Time Warner, Inc.                                       517,992  34,425,748
    TJX Cos., Inc. (The)                                    133,009   7,738,464
#*  Toll Brothers, Inc.                                     197,716   6,769,796
*   Tower International, Inc.                                   385      10,707
    Town Sports International Holdings, Inc.                 30,008     210,356
    Tractor Supply Co.                                      112,892   7,590,858
#   Trans World Entertainment Corp.                           1,798       5,879
#*  Trinity Place Holdings, Inc.                             10,474      66,510
#*  TripAdvisor, Inc.                                        53,030   4,281,642
*   TRW Automotive Holdings Corp.                           116,619   9,370,337
#*  Tuesday Morning Corp.                                    75,510   1,055,630
#   Tupperware Brands Corp.                                  28,324   2,404,991
    Twenty-First Century Fox, Inc. Class A                  846,333  27,099,583
    Twenty-First Century Fox, Inc. Class B                  305,808   9,577,907
*   Ulta Salon Cosmetics & Fragrance, Inc.                   39,676   3,479,982
#*  Under Armour, Inc. Class A                               43,200   2,112,048
*   Unifi, Inc.                                              29,133     645,005
*   Universal Electronics, Inc.                              24,697     922,433
    Universal Technical Institute, Inc.                      35,790     429,838
#*  UQM Technologies, Inc.                                   21,417      47,332
*   Urban Outfitters, Inc.                                   31,700   1,130,263
*   US Auto Parts Network, Inc.                              39,333     122,719
    Vail Resorts, Inc.                                       61,762   4,275,783
#   Value Line, Inc.                                          7,363     107,353
*   Valuevision Media, Inc. Class A                          82,152     384,471
    VF Corp.                                                148,552   9,075,042
    Viacom, Inc. Class A                                      9,434     801,607
    Viacom, Inc. Class B                                    120,573  10,246,294
*   Visteon Corp.                                            82,031   7,121,111
#*  Vitacost.com, Inc.                                        8,179      54,554
#*  Vitamin Shoppe, Inc.                                     41,682   1,995,734
#*  VOXX International Corp.                                 33,932     398,701
    Walking Co. Holdings, Inc. (The)                            329       2,262
    Walt Disney Co. (The)                                   830,524  65,893,774
#   Weight Watchers International, Inc.                      34,160     676,368
*   Wells-Gardner Electronics Corp.                           4,482       7,664

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                         SHARES      VALUE+
                                                         ------- --------------
Consumer Discretionary -- (Continued)
#   Wendy's Co. (The)                                    686,659 $    5,706,136
*   West Marine, Inc.                                     35,052        375,056
#*  Wet Seal, Inc. (The) Class A                         145,614        164,544
#   Weyco Group, Inc.                                     12,731        319,421
    Whirlpool Corp.                                       69,189     10,612,209
    Williams-Sonoma, Inc.                                 85,855      5,393,411
#   Winmark Corp.                                          4,323        327,943
#*  Winnebago Industries, Inc.                            47,064      1,124,830
#   Wolverine World Wide, Inc.                           139,978      3,933,382
#   World Wrestling Entertainment, Inc. Class A           51,161        997,639
    Wyndham Worldwide Corp.                              180,614     12,885,003
    Wynn Resorts, Ltd.                                    19,658      4,008,070
    Yum! Brands, Inc.                                     81,248      6,255,284
*   Zagg, Inc.                                            35,013        152,307
*   Zale Corp.                                            50,207      1,073,928
#*  Zumiez, Inc.                                          53,311      1,303,454
                                                                 --------------
Total Consumer Discretionary                                      1,498,764,664
                                                                 --------------
Consumer Staples -- (5.7%)
#   Alico, Inc.                                           10,664        372,387
*   Alliance One International, Inc.                     138,442        355,796
    Altria Group, Inc.                                   380,680     15,269,075
    Andersons, Inc. (The)                                 46,573      2,901,032
    Archer-Daniels-Midland Co.                           334,396     14,623,137
#   Avon Products, Inc.                                   68,745      1,050,424
    B&G Foods, Inc.                                       73,821      2,421,329
    Beam, Inc.                                           152,865     12,759,642
#*  Boston Beer Co., Inc. (The) Class A                    4,280      1,053,051
#*  Boulder Brands, Inc.                                  99,079      1,462,406
*   Bridgford Foods Corp.                                  7,329         72,594
    Brown-Forman Corp. Class A                            20,355      1,814,241
    Brown-Forman Corp. Class B                            26,010      2,333,617
    Bunge, Ltd.                                          161,261     12,844,439
    Cal-Maine Foods, Inc.                                 35,592      2,122,351
#   Calavo Growers, Inc.                                  25,585        795,438
#   Campbell Soup Co.                                     98,018      4,458,839
#   Casey's General Stores, Inc.                          66,737      4,582,162
    CCA Industries, Inc.                                   5,962         18,065
#*  Central Garden and Pet Co.                            26,310        213,900
*   Central Garden and Pet Co. Class A                    60,553        500,773
#*  Chefs' Warehouse, Inc. (The)                             580         11,652
#*  Chiquita Brands International, Inc.                   86,616        994,352
    Church & Dwight Co., Inc.                             89,722      6,191,715
#   Clorox Co. (The)                                      18,397      1,668,608
#   Coca-Cola Bottling Co. Consolidated                   11,216        922,292
    Coca-Cola Co. (The)                                  710,972     29,000,548
    Coca-Cola Enterprises, Inc.                          337,678     15,344,088
#*  Coffee Holding Co., Inc.                               5,400         38,664
    Colgate-Palmolive Co.                                116,542      7,843,277
    ConAgra Foods, Inc.                                  300,325      9,162,916
*   Constellation Brands, Inc. Class A                   209,075     16,692,548
*   Constellation Brands, Inc. Class B                     5,400        426,114

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Staples -- (Continued)
    Costco Wholesale Corp.                                   80,555 $ 9,318,602
#*  Craft Brew Alliance, Inc.                                25,033     374,744
#*  Crimson Wine Group, Ltd.                                 24,913     221,477
*   Crystal Rock Holdings, Inc.                                 200         171
    CVS Caremark Corp.                                      680,040  49,452,509
*   Darling International, Inc.                             205,056   4,103,171
#   Dean Foods Co.                                          165,578   2,622,755
#*  Diamond Foods, Inc.                                      29,698     907,868
    Dr Pepper Snapple Group, Inc.                           257,376  14,263,778
*   Elizabeth Arden, Inc.                                    48,020   1,764,255
    Energizer Holdings, Inc.                                 47,928   5,353,078
    Estee Lauder Cos., Inc. (The) Class A                    37,796   2,742,856
*   Farmer Bros. Co.                                         25,411     500,851
    Flowers Foods, Inc.                                     177,571   3,643,757
#   Fresh Del Monte Produce, Inc.                            96,955   2,801,030
#*  Fresh Market, Inc. (The)                                  3,681     136,565
    General Mills, Inc.                                     108,088   5,730,826
    Golden Enterprises, Inc.                                  9,888      43,507
#   Griffin Land & Nurseries, Inc.                            6,027     175,988
#*  Hain Celestial Group, Inc. (The)                         66,335   5,706,137
#*  Harbinger Group, Inc.                                     8,503      99,145
#   Herbalife, Ltd.                                          44,162   2,648,837
    Hershey Co. (The)                                        21,027   2,023,638
    Hillshire Brands Co. (The)                               66,406   2,367,374
    Hormel Foods Corp.                                      129,444   6,173,184
*   IGI Laboratories, Inc.                                      647       3,254
    Ingles Markets, Inc. Class A                             22,882     526,057
    Ingredion, Inc.                                         130,320   9,181,044
#   Inter Parfums, Inc.                                      51,717   1,892,325
#*  Inventure Foods, Inc.                                     8,519     102,398
    J&J Snack Foods Corp.                                    32,551   3,046,774
    JM Smucker Co. (The)                                    102,584   9,917,821
#   John B. Sanfilippo & Son, Inc.                            8,216     189,379
    Kellogg Co.                                              30,401   2,031,699
    Keurig Green Mountain, Inc.                              72,737   6,814,002
    Kimberly-Clark Corp.                                     70,827   7,950,331
    Kraft Foods Group, Inc.                                 291,931  16,599,197
    Kroger Co. (The)                                        214,162   9,860,018
#   Lancaster Colony Corp.                                   40,971   3,887,328
#   Lifeway Foods, Inc.                                       8,037     120,635
#   Limoneira Co.                                             2,051      47,111
    Lorillard, Inc.                                          55,079   3,272,794
*   Mannatech, Inc.                                           2,000      32,540
#   McCormick & Co., Inc.(579780107)                          3,330     237,629
    McCormick & Co., Inc.(579780206)                         22,414   1,595,877
    Mead Johnson Nutrition Co.                               48,770   4,304,440
#*  Medifast, Inc.                                           24,365     771,152
    MGP Ingredients, Inc.                                    20,250     118,260
    Molson Coors Brewing Co. Class A                          1,020      61,098
    Molson Coors Brewing Co. Class B                        170,402  10,219,008
    Mondelez International, Inc. Class A                    938,871  33,470,751
*   Monster Beverage Corp.                                   60,708   4,065,008

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Consumer Staples -- (Continued)
#*  National Beverage Corp.                                 50,259 $    968,994
#*  Natural Alternatives International, Inc.                 7,028       40,060
    Nature's Sunshine Products, Inc.                           400        5,344
    Nu Skin Enterprises, Inc. Class A                       62,985    5,479,695
*   Nutraceutical International Corp.                       14,920      371,806
#   Oil-Dri Corp. of America                                10,212      342,204
*   Omega Protein Corp.                                     31,549      358,397
#   Orchids Paper Products Co.                               5,292      142,196
*   Pantry, Inc. (The)                                      35,589      535,259
    PepsiCo, Inc.                                          321,785   27,638,114
    Philip Morris International, Inc.                      186,642   15,944,826
*   Pilgrim's Pride Corp.                                  253,171    5,534,318
*   Post Holdings, Inc.                                     54,384    2,842,108
#   Pricesmart, Inc.                                        29,831    2,864,969
    Procter & Gamble Co. (The)                             646,219   53,345,378
#   Reliv International, Inc.                                8,132       17,972
*   Revlon, Inc. Class A                                    45,959    1,385,204
    Reynolds American, Inc.                                 85,900    4,847,337
*   Rite Aid Corp.                                         671,134    4,899,278
    Rocky Mountain Chocolate Factory, Inc.                  10,758      128,558
#   Roundy's, Inc.                                           6,131       41,507
    Safeway, Inc.                                          240,783    8,201,069
#   Sanderson Farms, Inc.                                   66,205    5,446,685
*   Seaboard Corp.                                           1,240    3,023,120
*   Seneca Foods Corp. Class A                              13,971      396,776
*   Seneca Foods Corp. Class B                               1,999       61,049
#   Snyder's-Lance, Inc.                                   111,753    2,968,160
    Spartan Stores, Inc.                                    56,468    1,216,321
    Spectrum Brands Holdings, Inc.                          89,716    6,892,880
#*  Susser Holdings Corp.                                   36,855    2,851,840
    Sysco Corp.                                             64,489    2,349,334
#*  Tofutti Brands, Inc.                                     1,645        6,564
#   Tootsie Roll Industries, Inc.                           61,827    1,742,903
#*  TreeHouse Foods, Inc.                                   63,101    4,722,479
    Tyson Foods, Inc. Class A                              299,875   12,585,754
#*  United Natural Foods, Inc.                              67,665    4,670,915
    United-Guardian, Inc.                                    4,655      144,305
#   Universal Corp.                                         35,612    1,943,347
#*  USANA Health Sciences, Inc.                             22,158    1,503,642
#   Vector Group, Ltd.                                      82,431    1,755,780
    Village Super Market, Inc. Class A                      10,894      263,526
    Wal-Mart Stores, Inc.                                  773,229   61,634,084
    Walgreen Co.                                           325,367   22,092,419
#   WD-40 Co.                                               21,425    1,560,597
#   Weis Markets, Inc.                                      40,839    1,882,269
*   WhiteWave Foods Co. (The) Class A                      157,177    4,352,231
    Whole Foods Market, Inc.                               111,644    5,548,707
                                                                   ------------
Total Consumer Staples                                              711,365,785
                                                                   ------------
Energy -- (11.2%)
*   Abraxas Petroleum Corp.                                 37,774      206,246
    Adams Resources & Energy, Inc.                           6,454      465,075

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Energy -- (Continued)
#   Alon USA Energy, Inc.                                   97,591 $  1,589,757
#*  Alpha Natural Resources, Inc.                          363,138    1,561,493
    Anadarko Petroleum Corp.                               289,878   28,703,720
    Apache Corp.                                           231,068   20,056,702
#*  Approach Resources, Inc.                                49,529    1,027,727
#   Arch Coal, Inc.                                        334,373    1,531,428
*   Atwood Oceanics, Inc.                                  110,580    5,480,345
    Baker Hughes, Inc.                                     223,782   15,642,362
*   Barnwell Industries, Inc.                               10,714       32,946
#*  Basic Energy Services, Inc.                             69,817    1,844,565
#*  Bill Barrett Corp.                                      76,460    1,810,573
*   BioFuel Energy Corp.                                       586        4,354
*   Black Ridge Oil and Gas, Inc.                            3,728        3,206
    Bolt Technology Corp.                                   13,925      235,054
#*  Bonanza Creek Energy, Inc.                              70,953    3,449,735
#*  BPZ Resources, Inc.                                    187,459      506,139
    Bristow Group, Inc.                                     59,800    4,592,640
#*  C&J Energy Services, Inc.                               88,232    2,652,254
    Cabot Oil & Gas Corp.                                  260,940   10,249,723
#*  Cal Dive International, Inc.                           136,372      201,831
*   Callon Petroleum Co.                                    67,786      622,275
*   Cameron International Corp.                            107,036    6,953,059
#   CARBO Ceramics, Inc.                                    30,729    4,299,294
*   Carrizo Oil & Gas, Inc.                                110,582    6,084,222
#*  Cheniere Energy, Inc.                                  109,205    6,164,622
#   Chesapeake Energy Corp.                                731,417   21,028,239
    Chevron Corp.                                        1,126,532  141,402,297
    Cimarex Energy Co.                                      86,997   10,363,083
*   Clayton Williams Energy, Inc.                           19,824    2,864,172
#*  Clean Energy Fuels Corp.                               131,913    1,167,430
*   Cloud Peak Energy, Inc.                                 98,316    1,935,842
*   Cobalt International Energy, Inc.                       30,619      551,142
#   Comstock Resources, Inc.                                79,403    2,207,403
*   Concho Resources, Inc.                                  70,531    9,200,769
    ConocoPhillips                                         719,368   53,456,236
    CONSOL Energy, Inc.                                    135,371    6,025,363
*   Contango Oil & Gas Co.                                  28,858    1,386,338
#*  Continental Resources, Inc.                              8,245    1,142,097
    Core Laboratories NV                                    10,047    1,885,621
#   Dawson Geophysical Co.                                  13,291      375,604
    Delek US Holdings, Inc.                                 99,594    3,186,012
#   Denbury Resources, Inc.                                401,479    6,752,877
    Devon Energy Corp.                                     193,022   13,511,540
#   DHT Holdings, Inc.                                      11,574       90,393
#   Diamond Offshore Drilling, Inc.                         75,303    4,112,297
*   Dresser-Rand Group, Inc.                                58,960    3,563,542
*   Dril-Quip, Inc.                                         49,886    5,643,104
#*  Emerald Oil, Inc.                                       95,689      676,521
#*  Endeavour International Corp.                           69,811      240,150
    Energen Corp.                                           50,283    3,917,549
#   Energy XXI Bermuda, Ltd.                               128,564    3,076,537
*   ENGlobal Corp.                                          27,850       59,599

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Energy -- (Continued)
    EnLink Midstream LLC                                    90,682 $  3,203,795
    EOG Resources, Inc.                                    313,746   30,747,108
*   EPL Oil & Gas, Inc.                                     66,082    2,586,449
    EQT Corp.                                               41,423    4,514,693
*   Era Group, Inc.                                         35,242    1,006,159
*   Escalera Resources Co.                                  13,728       37,477
    Evolution Petroleum Corp.                               23,938      282,468
    Exterran Holdings, Inc.                                108,389    4,662,895
    Exxon Mobil Corp.                                    3,041,760  311,506,642
#*  FieldPoint Petroleum Corp.                               9,928       54,803
*   FMC Technologies, Inc.                                  46,376    2,629,519
#*  Forbes Energy Services, Ltd.                             1,485        6,148
#*  Forest Oil Corp.                                        12,975       24,134
*   Gastar Exploration, Inc.                               134,499      891,728
#*  Geospace Technologies Corp.                             18,034    1,048,316
#*  Gevo, Inc.                                               8,138        8,382
#*  Goodrich Petroleum Corp.                                 8,198      206,180
#   Green Plains Renewable Energy, Inc.                     50,430    1,507,857
*   Gulf Coast Ultra Deep Royalty Trust                    203,138      597,226
    Gulf Island Fabrication, Inc.                           22,399      449,324
    Gulfmark Offshore, Inc. Class A                         47,667    2,145,492
*   Gulfport Energy Corp.                                  103,910    7,655,050
#*  Halcon Resources Corp.                                  85,916      474,256
    Halliburton Co.                                        227,536   14,350,696
#*  Harvest Natural Resources, Inc.                         65,844      296,956
*   Helix Energy Solutions Group, Inc.                     177,835    4,275,153
    Helmerich & Payne, Inc.                                117,824   12,801,578
*   Hercules Offshore, Inc.                                251,482    1,124,125
    Hess Corp.                                             175,764   15,671,118
*   HKN, Inc.                                                  278       17,376
    HollyFrontier Corp.                                    233,319   12,270,246
#*  Hornbeck Offshore Services, Inc.                        58,368    2,418,186
#*  ION Geophysical Corp.                                  258,401    1,136,964
#*  Key Energy Services, Inc.                              258,576    2,596,103
    Kinder Morgan, Inc.                                    220,515    7,202,020
    Knightsbridge Tankers, Ltd.                             51,512      615,568
#*  Kodiak Oil & Gas Corp.                                 452,059    5,745,670
*   Kosmos Energy, Ltd.                                     19,195      209,609
#*  Laredo Petroleum, Inc.                                 163,103    4,767,501
#   LinnCo LLC                                             128,741    3,548,102
#*  Lucas Energy, Inc.                                      22,519       14,124
#*  Magnum Hunter Resources Corp.                          222,311    1,889,643
    Marathon Oil Corp.                                     379,258   13,710,177
    Marathon Petroleum Corp.                               220,271   20,474,189
#*  Matador Resources Co.                                  111,963    3,215,577
*   Matrix Service Co.                                      46,064    1,426,602
#*  McDermott International, Inc.                          345,195    2,495,760
#*  Mexco Energy Corp.                                       2,059       14,928
*   Mitcham Industries, Inc.                                18,174      250,801
    Murphy Oil Corp.                                       111,706    7,085,512
    Nabors Industries, Ltd.                                518,696   13,237,122
    National Oilwell Varco, Inc.                           229,138   17,994,207

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
*   Natural Gas Services Group, Inc.                         19,519 $   599,038
*   Newfield Exploration Co.                                238,229   8,064,052
#*  Newpark Resources, Inc.                                 147,888   1,780,572
    Noble Corp. P.L.C.                                      267,780   8,250,302
    Noble Energy, Inc.                                      202,440  14,531,143
#   Nordic American Tankers, Ltd.                             9,013      77,782
#*  Northern Oil and Gas, Inc.                               96,304   1,485,971
#*  Nuverra Environmental Solutions, Inc.                    40,056     681,353
#*  Oasis Petroleum, Inc.                                   129,257   6,011,743
    Occidental Petroleum Corp.                              470,771  45,076,323
    Oceaneering International, Inc.                          55,284   4,051,212
*   Oil States International, Inc.                           93,764   9,108,235
    ONEOK, Inc.                                             267,903  16,936,828
#*  Overseas Shipholding Group, Inc.                         43,852     249,956
#   Panhandle Oil and Gas, Inc. Class A                      12,506     548,388
*   Parker Drilling Co.                                     212,004   1,405,587
    Patterson-UTI Energy, Inc.                              251,688   8,187,411
*   PDC Energy, Inc.                                         61,796   3,934,551
    Peabody Energy Corp.                                    405,544   7,709,391
*   Penn Virginia Corp.                                     112,915   1,878,906
*   PetroQuest Energy, Inc.                                  99,733     600,393
*   PHI, Inc. Non-Voting                                     20,171     903,661
#*  PHI, Inc. Voting                                          2,686     113,618
    Phillips 66                                             330,183  27,477,829
*   Pioneer Energy Services Corp.                           103,030   1,542,359
    Pioneer Natural Resources Co.                            62,058  11,993,950
#*  PostRock Energy Corp.                                     1,400       1,918
*   Pyramid Oil Co.                                           3,900      20,124
    QEP Resources, Inc.                                     301,430   9,250,887
    Range Resources Corp.                                    72,807   6,585,393
*   Renewable Energy Group, Inc.                             30,848     363,081
#*  Rentech, Inc.                                           296,041     627,607
*   REX American Resources Corp.                             19,000   1,241,840
*   Rex Energy Corp.                                         94,391   1,987,874
*   RigNet, Inc.                                              3,933     183,907
#*  Rosetta Resources, Inc.                                 100,743   4,769,174
*   Rowan Cos. P.L.C. Class A                               218,091   6,743,374
#*  Royale Energy, Inc.                                       3,300       8,910
    RPC, Inc.                                               237,456   5,278,647
#*  SandRidge Energy, Inc.                                  850,047   5,831,322
    Schlumberger, Ltd.                                      324,889  32,992,478
    Scorpio Tankers, Inc.                                   123,518   1,112,897
#*  SEACOR Holdings, Inc.                                    35,196   2,934,994
    SemGroup Corp. Class A                                   71,694   4,579,813
#   Ship Finance International, Ltd.                        133,320   2,350,432
    SM Energy Co.                                           106,717   7,910,931
*   Southwestern Energy Co.                                 304,884  14,597,846
    Spectra Energy Corp.                                    102,350   4,064,318
*   Steel Excel, Inc.                                        15,552     503,885
*   Stone Energy Corp.                                       86,273   4,231,691
    Superior Energy Services, Inc.                          274,451   9,034,927
#*  Swift Energy Co.                                         62,421     769,651

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                         SHARES      VALUE+
                                                         ------- --------------
Energy -- (Continued)
#*  Synergy Resources Corp.                              127,283 $    1,481,574
#*  Synthesis Energy Systems, Inc.                        45,358         78,469
    Targa Resources Corp.                                 21,067      2,275,025
#   Teekay Corp.                                         144,929      8,131,966
#*  Tesco Corp.                                           60,692      1,213,840
    Tesoro Corp.                                         217,506     12,243,413
#*  TETRA Technologies, Inc.                             132,662      1,658,275
#*  TGC Industries, Inc.                                  32,159        162,725
    Tidewater, Inc.                                       85,888      4,374,276
#   Transocean, Ltd.                                     176,122      7,585,575
#*  Triangle Petroleum Corp.                             142,488      1,370,735
#*  Ultra Petroleum Corp.                                 96,263      2,868,637
*   Unit Corp.                                            82,022      5,409,351
#*  Uranium Energy Corp.                                  13,761         14,724
#*  Vaalco Energy, Inc.                                   91,841        846,774
    Valero Energy Corp.                                  327,949     18,748,844
#   W&T Offshore, Inc.                                   126,804      2,434,637
*   Warren Resources, Inc.                               111,282        564,200
*   Weatherford International, Ltd.                      840,533     17,651,193
#   Western Refining, Inc.                               162,820      7,082,670
*   Westmoreland Coal Co.                                  9,963        295,004
*   Whiting Petroleum Corp.                              137,185     10,113,278
*   Willbros Group, Inc.                                  82,347        914,875
    Williams Cos., Inc. (The)                            198,070      8,352,612
#   World Fuel Services Corp.                            122,834      5,593,860
*   WPX Energy, Inc.                                     348,019      7,405,844
#*  Zion Oil & Gas, Inc.                                  22,567         50,324
                                                                 --------------
Total Energy                                                      1,412,995,993
                                                                 --------------
Financials -- (16.9%)
*   1st Constitution Bancorp                               3,197         33,313
    1st Source Corp.                                      41,044      1,210,388
#   1st United Bancorp, Inc.                              39,952        292,449
#   Access National Corp.                                 11,632        171,572
    ACE, Ltd.                                            179,796     18,396,727
*   Affiliated Managers Group, Inc.                       43,142      8,550,744
    Aflac, Inc.                                          265,140     16,629,581
#   Alexander & Baldwin, Inc.                             71,039      2,650,465
*   Alleghany Corp.                                       17,916      7,309,370
    Alliance Bancorp, Inc. of Pennsylvania                 4,908         76,589
    Allied World Assurance Co. Holdings AG                62,835      6,766,701
    Allstate Corp. (The)                                 247,324     14,085,102
*   Altisource Asset Management Corp.                      1,977      1,934,000
#*  Altisource Portfolio Solutions SA                     19,775      2,050,865
#   Ameriana Bancorp                                         898         12,397
*   American Capital, Ltd.                               518,772      7,776,392
#   American Equity Investment Life Holding Co.          124,816      2,910,709
    American Express Co.                                 264,871     23,157,672
    American Financial Group, Inc.                       156,168      9,124,896
*   American Independence Corp.                            1,038         11,345
    American International Group, Inc.                   794,955     42,235,959
#   American National Bankshares, Inc.                     8,116        172,952

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
      American National Insurance Co.                        32,458 $ 3,648,604
*     American River Bankshares                               7,316      69,941
(o)*  American Spectrum Realty, Inc.                          1,280       2,150
      Ameriprise Financial, Inc.                            219,392  24,490,729
*     Ameris Bancorp                                         37,468     796,944
      AMERISAFE, Inc.                                        30,951   1,320,060
      AmeriServ Financial, Inc.                              18,864      65,647
#     Amtrust Financial Services, Inc.                      127,459   4,928,840
      Aon P.L.C.                                            154,392  13,104,793
#*    Arch Capital Group, Ltd.                              139,974   8,023,310
      Argo Group International Holdings, Ltd.                49,201   2,185,508
#     Arrow Financial Corp.                                  18,742     469,112
      Arthur J Gallagher & Co.                               93,055   4,189,336
      Aspen Insurance Holdings, Ltd.                        115,188   5,273,307
      Associated Banc-Corp                                  284,923   5,000,399
      Assurant, Inc.                                        137,241   9,251,416
      Assured Guaranty, Ltd.                                319,214   7,632,407
*     Asta Funding, Inc.                                     19,482     159,168
      Astoria Financial Corp.                               167,357   2,219,154
      Atlantic American Corp.                                11,687      40,905
#*    Atlantic Coast Financial Corp.                          1,723       7,409
#*    Atlanticus Holdings Corp.                              36,049      87,599
      Auburn National Bancorp., Inc.                          1,955      46,558
#*    AV Homes, Inc.                                         16,627     284,821
      Axis Capital Holdings, Ltd.                           164,927   7,545,410
#     Baldwin & Lyons, Inc. Class A                           2,126      50,237
#     Baldwin & Lyons, Inc. Class B                          15,999     416,134
#     Banc of California, Inc.                               16,862     211,955
#     Bancfirst Corp.                                        26,767   1,558,107
      Bancorp of New Jersey, Inc.                               200       2,722
*     Bancorp, Inc.                                          62,463     988,165
#     BancorpSouth, Inc.                                    161,987   3,784,016
      Bank Mutual Corp.                                      65,147     392,185
      Bank of America Corp.                               5,487,830  83,085,746
      Bank of Commerce Holdings                               8,161      51,822
      Bank of Hawaii Corp.                                   76,261   4,207,319
#     Bank of Kentucky Financial Corp.                        5,476     188,977
      Bank of New York Mellon Corp. (The)                   618,880  20,961,466
#     Bank of the Ozarks, Inc.                               60,754   3,639,165
#     BankFinancial Corp.                                    27,930     274,831
      BankUnited, Inc.                                      173,510   5,724,095
      Banner Corp.                                           33,615   1,329,137
#     Bar Harbor Bankshares                                   5,080     190,906
      BB&T Corp.                                            356,556  13,310,235
      BBCN Bancorp, Inc.                                    134,925   2,079,194
#*    BBX Capital Corp. Class A                               2,975      55,722
#     BCB Bancorp, Inc.                                       9,933     132,109
#*    Beneficial Mutual Bancorp, Inc.                       116,824   1,523,385
      Berkshire Bancorp, Inc.                                 3,850      28,298
*     Berkshire Hathaway, Inc. Class B                      232,188  29,917,424
      Berkshire Hills Bancorp, Inc.                          40,482     948,493
      BGC Partners, Inc. Class A                            433,406   3,107,521

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
     BlackRock, Inc.                                         73,133 $22,013,033
*    BofI Holding, Inc.                                      22,709   1,830,573
#    BOK Financial Corp.                                    100,294   6,561,233
     Boston Private Financial Holdings, Inc.                132,716   1,660,277
#    Bridge Bancorp, Inc.                                     6,184     150,395
#*   Bridge Capital Holdings                                 11,048     247,475
#    Brookline Bancorp, Inc.                                122,117   1,108,822
     Brown & Brown, Inc.                                    254,904   7,591,041
     Bryn Mawr Bank Corp.                                    21,861     596,368
     C&F Financial Corp.                                      2,201      68,781
     Calamos Asset Management, Inc. Class A                  34,076     415,046
#    California First National Bancorp                        8,102     120,153
#    Camden National Corp.                                   12,683     484,110
     Cape Bancorp, Inc.                                       6,875      73,219
*    Capital Bank Financial Corp. Class A                     3,547      84,596
#    Capital City Bank Group, Inc.                           22,959     319,130
     Capital One Financial Corp.                            316,576  23,394,966
(o)  Capital Properties, Inc., 5.000%                         1,260       1,260
#*   Capital Properties, Inc. Class A                         1,400      13,923
     Capital Southwest Corp.                                 19,500     684,450
#    Capitol Federal Financial, Inc.                        257,535   3,100,721
#    Cardinal Financial Corp.                                51,210     860,328
*    Carolina Bank Holdings, Inc.                             1,200      11,544
#    Cash America International, Inc.                        47,008   2,047,198
     Cathay General Bancorp                                 135,727   3,203,157
     CBOE Holdings, Inc.                                     57,513   3,068,894
*    CBRE Group, Inc. Class A                                79,207   2,110,074
     Center Bancorp, Inc.                                    23,751     439,631
     Centerstate Banks, Inc.                                 41,922     459,884
     Central Pacific Financial Corp.                         23,282     437,003
#    Century Bancorp, Inc. Class A                            3,952     132,392
     Charles Schwab Corp. (The)                             206,046   5,470,521
     Charter Financial Corp.                                  4,056      44,616
     Chemical Financial Corp.                                47,456   1,332,090
#    Chicopee Bancorp, Inc.                                   7,105     123,130
     Chubb Corp. (The)                                      145,404  13,388,800
     Cincinnati Financial Corp.                             178,811   8,715,248
     CIT Group, Inc.                                        222,969   9,598,815
     Citigroup, Inc.                                      1,691,954  81,061,516
#    Citizens Community Bancorp, Inc.                         5,940      47,698
     Citizens Holding Co.                                     2,412      45,273
#*   Citizens, Inc.                                          72,414     475,760
#    City Holding Co.                                        26,028   1,118,944
     City National Corp.                                     92,950   6,745,382
     CKX Lands, Inc.                                          2,161      33,009
     Clifton Bancorp, Inc.                                   35,339     409,579
     CME Group, Inc.                                        160,665  11,309,209
     CNA Financial Corp.                                    210,019   8,600,278
     CNB Financial Corp.                                     13,395     221,285
     CNO Financial Group, Inc.                              360,876   6,225,111
     CoBiz Financial, Inc.                                   63,706     639,608
     Codorus Valley Bancorp, Inc.                             3,129      66,804

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
#   Cohen & Steers, Inc.                                     21,767 $   881,781
*   Colonial Financial Services, Inc.                         2,537      29,581
#*  Colony Bankcorp, Inc.                                     3,512      21,669
    Columbia Banking System, Inc.                            84,450   2,096,049
    Comerica, Inc.                                          199,974   9,646,746
    Commerce Bancshares, Inc.                               166,119   7,222,854
    Commercial National Financial Corp.                       2,306      47,965
#   Community Bank System, Inc.                              69,471   2,583,627
*   Community Bankers Trust Corp.                             1,768       7,284
#   Community Trust Bancorp, Inc.                            26,180     965,257
*   Community West Bancshares                                 3,113      21,573
#*  CommunityOne Bancorp                                        122       1,190
#   Consolidated-Tomoka Land Co.                              8,114     320,746
*   Consumer Portfolio Services, Inc.                        27,948     195,077
*   Cowen Group, Inc. Class A                               192,855     792,634
    Crawford & Co. Class A                                   36,655     353,721
#   Crawford & Co. Class B                                   39,704     453,420
*   Credit Acceptance Corp.                                  28,720   3,777,254
#   Cullen/Frost Bankers, Inc.                              104,895   8,015,027
#   CVB Financial Corp.                                     174,616   2,524,947
#*  DFC Global Corp.                                         65,826     613,498
#   Diamond Hill Investment Group, Inc.                       2,604     309,147
    Dime Community Bancshares, Inc.                          63,465   1,034,480
    Discover Financial Services                             238,701  13,343,386
    Donegal Group, Inc. Class A                              30,681     452,852
#   Donegal Group, Inc. Class B                               5,678     122,531
#*  Doral Financial Corp.                                       339       3,241
*   E*TRADE Financial Corp.                                 504,941  11,335,925
    Eagle Bancorp Montana, Inc.                                 751       8,163
    East West Bancorp, Inc.                                 244,345   8,432,346
*   Eastern Virginia Bankshares, Inc.                         3,292      22,221
    Eaton Vance Corp.                                        66,091   2,383,902
*   eHealth, Inc.                                            32,294   1,352,796
    EMC Insurance Group, Inc.                                18,772     619,288
    Employers Holdings, Inc.                                 52,920   1,076,922
#*  Encore Capital Group, Inc.                               42,365   1,831,015
    Endurance Specialty Holdings, Ltd.                       77,272   3,926,963
#*  Enstar Group, Ltd.                                       23,735   3,064,189
#   Enterprise Bancorp, Inc.                                  8,838     161,382
#   Enterprise Financial Services Corp.                      26,367     471,178
    Erie Indemnity Co. Class A                               45,350   3,249,328
#   ESB Financial Corp.                                      20,940     264,263
    ESSA Bancorp, Inc.                                       21,343     221,754
    Evans Bancorp, Inc.                                       2,684      60,591
    Evercore Partners, Inc. Class A                          54,583   2,916,370
    Everest Re Group, Ltd.                                   57,189   9,037,578
*   Ezcorp, Inc. Class A                                     84,046     876,600
#*  Farmers Capital Bank Corp.                                6,545     136,725
    FBL Financial Group, Inc. Class A                        44,583   1,993,306
    Federal Agricultural Mortgage Corp. Class A               1,506      41,453
    Federal Agricultural Mortgage Corp. Class C              15,408     548,217
#   Federated Investors, Inc. Class B                        61,483   1,754,725

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    Federated National Holding Co.                           10,903 $   211,845
    Fidelity National Financial, Inc. Class A               339,723  10,932,286
    Fidelity Southern Corp.                                   9,904     130,832
    Fifth Third Bancorp                                     917,495  18,909,572
#   Financial Engines, Inc.                                   7,048     311,874
    Financial Institutions, Inc.                             21,245     491,822
*   First Acceptance Corp.                                   34,466      82,374
#   First American Financial Corp.                          181,206   4,820,080
#   First Bancorp                                            26,904     463,018
    First Bancorp of Indiana, Inc.                              700      10,413
#   First Bancorp, Inc.                                      12,744     203,012
*   First BanCorp.                                           48,679     250,210
*   First Bancshares, Inc.                                      569       4,694
    First Bancshares, Inc. (The)                                588       8,520
    First Busey Corp.                                       148,919     819,055
    First Business Financial Services, Inc.                   2,063      93,268
*   First Cash Financial Services, Inc.                      40,969   1,998,058
    First Citizens BancShares, Inc. Class A                  12,723   2,861,275
    First Commonwealth Financial Corp.                      167,614   1,439,804
    First Community Bancshares, Inc.                         28,521     422,396
    First Defiance Financial Corp.                           13,493     364,581
#*  First Federal Bancshares of Arkansas, Inc.                5,920      52,510
    First Federal of Northern Michigan Bancorp, Inc.          1,458       7,246
    First Financial Bancorp                                  98,369   1,592,594
#   First Financial Bankshares, Inc.                         50,166   2,962,302
    First Financial Corp.                                    21,762     696,602
    First Financial Holdings, Inc.                           41,778   2,400,982
    First Financial Northwest, Inc.                          21,460     218,892
*   First Financial Service Corp.                             1,956       7,139
    First Horizon National Corp.                            408,566   4,694,423
    First Interstate Bancsystem, Inc.                        31,471     783,313
#*  First Marblehead Corp. (The)                             11,556      60,785
    First Merchants Corp.                                    51,975   1,102,910
    First Midwest Bancorp, Inc.                             127,458   2,086,487
    First Niagara Financial Group, Inc.                     616,667   5,500,670
*   First Place Financial Corp.                              23,310          36
    First Republic Bank                                      49,575   2,516,427
    First South Bancorp, Inc.                                10,177      81,721
*   First United Corp.                                        5,415      44,728
    First West Virginia Bancorp                                 752      13,559
    Firstbank Corp.                                           6,355     112,039
    FirstMerit Corp.                                        287,695   5,578,406
*   Flagstar Bancorp, Inc.                                   55,490     976,624
    Flushing Financial Corp.                                 51,375     987,428
#   FNB Corp.                                               271,053   3,371,899
*   Forest City Enterprises, Inc. Class A                   306,812   5,801,815
*   Forest City Enterprises, Inc. Class B                    13,338     252,088
#*  Forestar Group, Inc.                                     57,977     988,508
#*  Fortegra Financial Corp.                                  1,154       8,332
#   Fox Chase Bancorp, Inc.                                  26,803     447,074
*   Franklin Financial Corp.                                  1,219      24,331
    Franklin Resources, Inc.                                 73,653   3,855,735

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    Fulton Financial Corp.                                  337,555 $ 4,114,795
#   FXCM, Inc. Class A                                       68,244   1,056,417
#   Gain Capital Holdings, Inc.                              40,643     410,494
*   GAINSCO, Inc.                                             1,100       9,559
#   GAMCO Investors, Inc. Class A                             8,812     669,095
*   Genworth Financial, Inc. Class A                        663,329  11,840,423
#   German American Bancorp, Inc.                            18,570     483,563
#   GFI Group, Inc.                                         186,276     692,947
#   Glacier Bancorp, Inc.                                   122,344   3,139,347
#*  Gleacher & Co., Inc.                                      4,182      48,093
*   Global Indemnity P.L.C.                                  25,376     680,077
    Goldman Sachs Group, Inc. (The)                         245,156  39,180,832
    Gouverneur Bancorp, Inc.                                    600       6,240
#   Great Southern Bancorp, Inc.                             20,689     593,154
#*  Green Dot Corp. Class A                                  56,442     980,398
#   Greenhill & Co., Inc.                                    24,565   1,231,935
*   Greenlight Capital Re, Ltd. Class A                      51,745   1,647,043
#   Guaranty Bancorp                                          5,874      73,954
#*  Guaranty Federal Bancshares, Inc.                         1,840      23,258
#*  Hallmark Financial Services, Inc.                        25,575     214,830
    Hampden Bancorp, Inc.                                     4,784      77,740
*   Hampton Roads Bankshares, Inc.                              912       1,514
    Hancock Holding Co.                                     142,736   4,814,485
    Hanmi Financial Corp.                                    55,540   1,181,336
    Hanover Insurance Group, Inc. (The)                      76,934   4,496,792
    Harleysville Savings Financial Corp.                      3,569      60,316
#*  Harris & Harris Group, Inc.                              39,920     143,313
    Hartford Financial Services Group, Inc. (The)           519,292  18,627,004
    Hawthorn Bancshares, Inc.                                 2,685      35,603
    HCC Insurance Holdings, Inc.                            176,004   8,085,624
#   HCI Group, Inc.                                          20,082     776,772
#   Heartland Financial USA, Inc.                            28,015     680,765
    Heritage Commerce Corp.                                  36,457     296,031
#   Heritage Financial Corp.                                 23,199     374,896
    Heritage Financial Group, Inc.                            9,512     183,106
    HF Financial Corp.                                        5,606      76,802
    HFF, Inc. Class A                                        54,093   1,839,162
*   Hilltop Holdings, Inc.                                  140,633   3,141,741
#   Hingham Institution for Savings                           1,548     107,601
*   HMN Financial, Inc.                                       2,615      29,131
#*  Home Bancorp, Inc.                                        8,770     177,593
    Home BancShares, Inc.                                    94,357   2,992,060
    Home Federal Bancorp, Inc.                               22,353     336,413
    HopFed Bancorp, Inc.                                      3,213      36,564
    Horace Mann Educators Corp.                              61,432   1,847,260
#   Horizon Bancorp                                           4,783      95,612
*   Howard Hughes Corp. (The)                                68,553   9,786,626
    Hudson City Bancorp, Inc.                               798,053   7,948,608
    Hudson Valley Holding Corp.                              25,014     459,257
    Huntington Bancshares, Inc.                             892,285   8,173,333
    Iberiabank Corp.                                         49,594   3,119,463
*   ICG Group, Inc.                                          63,178   1,287,568

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Financials -- (Continued)
#*  Imperial Holdings, Inc.                                  1,691 $     11,313
#   Independence Holding Co.                                18,425      240,631
#   Independent Bank Corp.(453836108)                       37,707    1,399,684
    Independent Bank Corp.(453838609)                        8,213      106,933
    Infinity Property & Casualty Corp.                      19,978    1,281,988
    Interactive Brokers Group, Inc. Class A                126,211    3,016,443
    IntercontinentalExchange Group, Inc.                    68,486   14,001,278
#*  InterGroup Corp. (The)                                     677       11,841
    International Bancshares Corp.                         112,950    2,593,332
#*  Intervest Bancshares Corp. Class A                      23,302      176,396
#*  INTL. FCStone, Inc.                                     29,319      554,715
    Invesco, Ltd.                                          431,488   15,192,692
*   Investment Technology Group, Inc.                       51,038    1,053,424
    Investors Bancorp, Inc.                                226,317    6,049,453
*   Investors Capital Holdings, Ltd.                         5,019       35,710
    Investors Title Co.                                      2,281      161,404
#*  Jacksonville Bancorp, Inc.                                  22          229
#   Janus Capital Group, Inc.                              299,466    3,632,523
*   Jefferson Bancshares, Inc.                               2,704       21,226
    JMP Group, Inc.                                         30,003      207,321
    Jones Lang LaSalle, Inc.                                74,689    8,655,708
    JPMorgan Chase & Co.                                 2,211,559  123,803,073
*   KCG Holdings, Inc. Class A                              14,443      143,708
#*  Kearny Financial Corp.                                  96,018    1,399,942
    Kemper Corp.                                            95,465    3,762,276
    Kennedy-Wilson Holdings, Inc.                          108,724    2,374,532
#   Kentucky First Federal Bancorp                           3,283       28,201
    KeyCorp                                                979,536   13,360,871
#*  Ladenburg Thalmann Financial Services, Inc.              7,506       20,491
    Lake Shore Bancorp, Inc.                                   449        5,561
    Lakeland Bancorp, Inc.                                  51,188      534,403
#   Lakeland Financial Corp.                                26,219      959,615
    Landmark Bancorp, Inc.                                   2,422       46,793
#   Legg Mason, Inc.                                       222,398   10,428,242
    Leucadia National Corp.                                498,666   12,725,956
    Life Partners Holdings, Inc.                            19,377       52,899
    Lincoln National Corp.                                 297,181   14,416,250
    LNB Bancorp, Inc.                                       13,999      159,309
    Loews Corp.                                            183,672    8,076,058
#   Louisiana Bancorp, Inc.                                  3,600       70,200
    LPL Financial Holdings, Inc.                           134,021    6,345,894
    LSB Financial Corp.                                        837       24,666
#   M&T Bank Corp.                                         142,235   17,354,092
    Macatawa Bank Corp.                                     39,247      191,133
*   Magyar Bancorp, Inc.                                     2,122       17,549
#   Maiden Holdings, Ltd.                                  121,055    1,428,449
#   MainSource Financial Group, Inc.                        29,780      492,263
#*  Malvern Bancorp, Inc.                                      694        7,148
    Manning & Napier, Inc.                                   3,895       64,735
*   Markel Corp.                                            18,847   11,796,714
    MarketAxess Holdings, Inc.                              44,373    2,390,817
    Marlin Business Services Corp.                          20,780      356,793

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    Marsh & McLennan Cos., Inc.                             132,000 $ 6,508,920
#*  Maui Land & Pineapple Co., Inc.                           7,073      55,382
    MB Financial, Inc.                                       94,050   2,524,302
*   MBIA, Inc.                                              370,356   4,488,715
*   MBT Financial Corp.                                      13,759      67,832
#   MCG Capital Corp.                                       113,797     382,358
    McGraw Hill Financial, Inc.                              38,546   2,849,706
#   Meadowbrook Insurance Group, Inc.                        75,195     421,092
    Medallion Financial Corp.                                36,699     499,106
#   Mercantile Bank Corp.                                    10,936     213,361
#   Merchants Bancshares, Inc.                                9,216     267,909
    Mercury General Corp.                                    95,008   4,547,083
*   Meridian Interstate Bancorp, Inc.                        28,404     717,769
    Meta Financial Group, Inc.                                3,022     126,652
    MetLife, Inc.                                           458,222  23,987,922
*   Metro Bancorp, Inc.                                      20,331     415,159
#*  MGIC Investment Corp.                                   277,958   2,390,439
    MicroFinancial, Inc.                                     16,382     128,926
    Mid Penn Bancorp, Inc.                                    1,624      24,360
#   MidSouth Bancorp, Inc.                                   12,123     202,697
#   MidWestOne Financial Group, Inc.                          7,672     188,961
#   Montpelier Re Holdings, Ltd.                            100,596   3,076,226
    Moody's Corp.                                            86,899   6,821,572
    Morgan Stanley                                          779,544  24,111,296
*   MSB Financial Corp.                                       1,360      11,091
*   MSCI, Inc.                                              166,336   6,743,261
    MutualFirst Financial, Inc.                               6,697     125,904
    NASDAQ OMX Group, Inc. (The)                            259,253   9,566,436
#   National Interstate Corp.                                27,018     757,044
    National Penn Bancshares, Inc.                          251,029   2,452,553
    National Security Group, Inc.                               977      10,141
    National Western Life Insurance Co. Class A               3,479     811,477
*   Naugatuck Valley Financial Corp.                          2,250      17,426
*   Navigators Group, Inc. (The)                             25,143   1,432,397
#   NBT Bancorp, Inc.                                        75,428   1,708,444
    Nelnet, Inc. Class A                                     59,059   2,495,833
#*  New Century Bancorp, Inc.                                 2,277      16,873
#   New Hampshire Thrift Bancshares, Inc.                     5,906      87,114
#   New York Community Bancorp, Inc.                        474,581   7,313,293
*   NewBridge Bancorp                                        16,536     127,162
*   NewStar Financial, Inc.                                  72,656     829,732
    Nicholas Financial, Inc.                                  8,516     133,872
*   North Valley Bancorp                                      1,037      23,436
    Northeast Bancorp                                           301       2,926
    Northeast Community Bancorp, Inc.                        10,493      76,389
    Northern Trust Corp.                                    162,259   9,776,105
    Northfield Bancorp, Inc.                                 94,419   1,224,614
#   Northrim BanCorp, Inc.                                    8,061     193,383
#   Northway Financial, Inc.                                  2,363      44,543
    Northwest Bancshares, Inc.                              159,295   2,117,031
#   Norwood Financial Corp.                                   2,272      65,524
#   Ocean Shore Holding Co.                                   8,012     120,100

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    OceanFirst Financial Corp.                               28,564 $   463,308
#*  Ocwen Financial Corp.                                   209,008   7,921,403
    OFG Bancorp                                              79,248   1,351,971
    Ohio Valley Banc Corp.                                    3,467      75,407
#   Old Line Bancshares, Inc.                                 4,134      70,154
    Old National Bancorp                                    175,417   2,476,894
    Old Republic International Corp.                        445,788   7,382,249
*   Old Second Bancorp, Inc.                                 13,666      65,050
    OmniAmerican Bancorp, Inc.                               18,051     448,748
    OneBeacon Insurance Group, Ltd. Class A                  42,145     650,719
    Oppenheimer Holdings, Inc. Class A                       13,829     352,086
    Oritani Financial Corp.                                  82,902   1,229,437
    Pacific Continental Corp.                                25,226     332,479
*   Pacific Mercantile Bancorp                               10,106      66,194
#*  Pacific Premier Bancorp, Inc.                             7,368     100,573
    PacWest Bancorp                                         205,608   8,094,787
#   Park National Corp.                                      21,931   1,590,436
    Park Sterling Corp.                                      27,958     182,566
    PartnerRe, Ltd.                                          96,568  10,178,267
*   Patriot National Bancorp, Inc.                            1,300       1,677
    Peapack Gladstone Financial Corp.                        14,506     275,759
    Penns Woods Bancorp, Inc.                                 6,023     265,012
#   People's United Financial, Inc.                         552,133   7,884,459
    Peoples Bancorp                                           1,479      36,975
    Peoples Bancorp of North Carolina, Inc.                   4,359      74,975
    Peoples Bancorp, Inc.                                    17,144     446,944
#*  PHH Corp.                                                85,169   2,024,467
#*  Phoenix Cos., Inc. (The)                                  8,763     385,747
*   PICO Holdings, Inc.                                      38,215     888,499
    Pinnacle Financial Partners, Inc.                        57,965   2,003,850
#*  Piper Jaffray Cos.                                       23,362   1,024,657
    Platinum Underwriters Holdings, Ltd.                     60,202   3,775,267
    PNC Financial Services Group, Inc. (The)                286,381  24,067,459
*   Popular, Inc.                                           173,661   5,366,125
*   Porter Bancorp, Inc.                                     11,060      11,945
#*  Portfolio Recovery Associates, Inc.                      83,079   4,747,965
*   Preferred Bank                                            4,437      95,174
    Premier Financial Bancorp, Inc.                           6,752      96,554
    Primerica, Inc.                                          97,121   4,456,883
*   Primus Guaranty, Ltd.                                    31,204     250,880
    Principal Financial Group, Inc.                         329,033  15,411,906
    PrivateBancorp, Inc.                                    126,941   3,499,763
    ProAssurance Corp.                                      105,312   4,783,271
    Progressive Corp. (The)                                 313,109   7,592,893
#   Prosperity Bancshares, Inc.                             107,624   6,349,816
    Protective Life Corp.                                   136,379   6,975,786
#   Provident Financial Holdings, Inc.                       13,977     196,656
#   Provident Financial Services, Inc.                       91,196   1,584,986
*   Prudential Bancorp, Inc.                                  6,262      67,692
    Prudential Financial, Inc.                              251,525  20,293,037
*   PSB Holdings, Inc.                                        3,341      21,850
    Pulaski Financial Corp.                                  14,284     147,554

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
#    Pzena Investment Management, Inc. Class A                7,981 $    86,753
     QC Holdings, Inc.                                       17,425      36,070
     QCR Holdings, Inc.                                       2,716      46,960
     Radian Group, Inc.                                     195,407   2,731,790
     Raymond James Financial, Inc.                          171,935   8,545,170
*    Regional Management Corp.                                4,340      66,576
     Regions Financial Corp.                              1,565,852  15,877,739
     Reinsurance Group of America, Inc.                     123,189   9,449,828
#    RenaissanceRe Holdings, Ltd.                            79,147   8,010,468
#    Renasant Corp.                                          46,426   1,263,716
     Republic Bancorp, Inc. Class A                          27,977     671,728
*    Republic First Bancorp, Inc.                            20,055      88,643
#    Resource America, Inc. Class A                          25,836     219,864
#*   Riverview Bancorp, Inc.                                 12,542      43,646
#    RLI Corp.                                               73,160   3,150,270
*    Royal Bancshares of Pennsylvania, Inc. Class A           6,756      17,633
#    S&T Bancorp, Inc.                                       50,542   1,175,607
#*   Safeguard Scientifics, Inc.                             33,090     695,221
     Safety Insurance Group, Inc.                            24,934   1,339,205
     Salisbury Bancorp, Inc.                                  1,248      37,633
     Sandy Spring Bancorp, Inc.                              39,949     960,773
#    SB Financial Group, Inc.                                 2,715      21,449
#*   Seacoast Banking Corp. of Florida                       12,166     128,960
*    Security National Financial Corp. Class A                3,116      12,121
     SEI Investments Co.                                    127,149   4,117,085
     Selective Insurance Group, Inc.                         91,857   2,107,200
*    Shore Bancshares, Inc.                                   6,595      62,587
     SI Financial Group, Inc.                                10,889     128,490
*    Siebert Financial Corp.                                  8,302      24,283
     Sierra Bancorp                                          17,579     274,408
*    Signature Bank                                          64,459   7,659,018
     Simmons First National Corp. Class A                    26,251     949,236
     Simplicity Bancorp, Inc.                                11,596     201,075
     SLM Corp.                                              360,881   9,292,686
*    Southcoast Financial Corp.                               5,485      39,437
(o)  Southern Community Financial Corp.                      13,882       3,054
*    Southern First Bancshares, Inc.                          3,032      41,417
     Southern Missouri Bancorp, Inc.                          1,461      51,573
#    Southern National Bancorp of Virginia, Inc.              1,825      18,852
     Southside Bancshares, Inc.                              31,960     881,454
     Southwest Bancorp, Inc.                                 30,163     503,722
     Southwest Georgia Financial Corp.                        1,954      28,030
#*   St Joe Co. (The)                                       106,833   1,906,969
     StanCorp Financial Group, Inc.                          77,293   4,722,602
#    State Auto Financial Corp.                              54,992   1,125,136
     State Street Corp.                                     248,017  16,011,978
     Sterling Bancorp                                       119,072   1,424,101
#    Stewart Information Services Corp.                      36,603   1,116,392
*    Stifel Financial Corp.                                 108,671   5,082,543
#    Stock Yards Bancorp Inc                                 22,032     649,503
*    Stratus Properties, Inc.                                 6,860     113,876
#*   Suffolk Bancorp                                         19,605     429,938

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
    Summit State Bank                                         4,397 $    51,005
#*  Sun Bancorp, Inc.                                        50,901     193,424
    SunTrust Banks, Inc.                                    255,845   9,788,630
    Susquehanna Bancshares, Inc.                            325,996   3,377,319
*   Sussex Bancorp                                            2,871      25,839
*   SVB Financial Group                                      78,288   8,352,547
*   SWS Group, Inc.                                          32,323     239,513
    Symetra Financial Corp.                                 178,581   3,689,483
    Synovus Financial Corp.                               1,699,250   5,454,593
    T Rowe Price Group, Inc.                                 31,459   2,583,728
*   Taylor Capital Group, Inc.                               42,479     904,378
    TCF Financial Corp.                                     289,798   4,549,829
    TD Ameritrade Holding Corp.                             239,738   7,647,642
    Teche Holding Co.                                         2,166     157,901
#*  Tejon Ranch Co.                                          33,119   1,027,020
    Territorial Bancorp, Inc.                                16,671     341,089
#   Teton Advisors, Inc. Class A                                 95       4,344
*   Texas Capital Bancshares, Inc.                           69,835   3,924,029
    TF Financial Corp.                                        3,426     107,439
*   TFS Financial Corp.                                     355,728   4,763,198
    Timberland Bancorp, Inc.                                  5,770      61,451
    Tompkins Financial Corp.                                 20,439     963,494
#   Torchmark Corp.                                         100,785   8,032,565
#   Tower Group International, Ltd.                          68,455     168,399
#   TowneBank                                                44,760     690,647
#*  Transcontinental Realty Investors, Inc.                     100       1,430
    Travelers Cos., Inc. (The)                              231,460  20,965,647
#*  Tree.com, Inc.                                           18,558     539,667
#   Trico Bancshares                                         24,971     605,547
#   TrustCo Bank Corp.                                      158,700   1,049,007
    Trustmark Corp.                                         117,058   2,677,116
    U.S. Bancorp                                          1,031,884  42,080,230
#   UMB Financial Corp.                                      74,403   4,368,200
#   Umpqua Holdings Corp.                                   183,580   3,052,935
*   Unico American Corp.                                        100       1,321
    Union Bankshares Corp.                                   71,478   1,829,122
#   Union Bankshares, Inc.                                    2,439      57,438
    United Bancshares, Inc.                                   2,086      31,937
    United Bankshares, Inc.                                 104,853   3,066,950
    United Community Bancorp                                  1,156      13,178
*   United Community Banks, Inc.                             75,530   1,219,810
#*  United Community Financial Corp.                         11,197      37,286
    United Financial Bancorp, Inc.(91030T109)                27,958     493,179
    United Financial Bancorp, Inc.(910304104)                43,857     577,158
    United Fire Group, Inc.                                  51,432   1,430,838
*   United Security Bancshares                                8,687      48,995
    Unity Bancorp, Inc.                                       5,831      49,855
#   Universal Insurance Holdings, Inc.                       82,409   1,205,644
    Univest Corp. of Pennsylvania                            27,394     539,936
    Unum Group                                              291,024   9,667,817
    Validus Holdings, Ltd.                                  182,557   6,767,388
#   Valley National Bancorp                                 328,369   3,290,257

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                        SHARES       VALUE+
                                                       --------- --------------
Financials -- (Continued)
*   Vantagesouth Bancshares, Inc.                          6,567 $       40,321
    ViewPoint Financial Group, Inc.                       65,752      1,714,155
#*  Viewtran Group, Inc.                                   3,670          7,780
*   Virtus Investment Partners, Inc.                      12,193      2,255,583
    VSB Bancorp, Inc.                                        134          1,512
    Waddell & Reed Financial, Inc. Class A                48,607      3,278,542
*   Walker & Dunlop, Inc.                                 17,247        270,433
    Washington Banking Co.                                24,202        416,274
    Washington Federal, Inc.                             177,307      3,826,285
#   Washington Trust Bancorp, Inc.                        27,109        927,128
    Waterstone Financial, Inc.                            26,389        274,709
    Wayne Savings Bancshares, Inc.                         1,615         18,766
    Webster Financial Corp.                              158,673      4,782,404
    Wells Fargo & Co.                                  2,946,809    146,279,599
    WesBanco, Inc.                                        45,338      1,371,021
#   West Bancorporation, Inc.                             23,486        340,782
#   Westamerica Bancorporation                            47,131      2,395,197
*   Western Alliance Bancorp                             153,411      3,539,192
    Westfield Financial, Inc.                             39,650        271,603
#   Westwood Holdings Group, Inc.                          8,294        482,462
    Willis Group Holdings P.L.C.                         105,494      4,324,199
    Wilshire Bancorp, Inc.                               128,019      1,280,190
    Wintrust Financial Corp.                              71,536      3,206,244
#*  World Acceptance Corp.                                24,217      1,758,154
    WR Berkley Corp.                                     142,835      6,319,020
    WSFS Financial Corp.                                   1,651        111,641
    WVS Financial Corp.                                    2,157         25,722
    XL Group P.L.C.                                      319,765     10,024,633
*   Yadkin Financial Corp.                                 5,013         95,999
    Zions Bancorp.                                       321,339      9,293,124
#*  ZipRealty, Inc.                                       25,107         83,355
                                                                 --------------
Total Financials                                                  2,123,705,138
                                                                 --------------
Health Care -- (9.8%)
#*  Abaxis, Inc.                                          12,970        526,712
    Abbott Laboratories                                  446,908     17,313,216
    AbbVie, Inc.                                         255,842     13,324,251
#*  Acadia Healthcare Co., Inc.                           43,152      1,813,247
#*  Accelerate Diagnostics, Inc.                           2,471         45,541
#*  Accretive Health, Inc.                                10,626         85,539
#*  Accuray, Inc.                                        110,347        926,915
*   Acorda Therapeutics, Inc.                             55,709      1,974,884
*   Actavis P.L.C.                                       102,512     20,946,277
#*  Adcare Health Systems, Inc.                            7,607         31,189
*   Addus HomeCare Corp.                                  18,395        397,700
    Aetna, Inc.                                          245,037     17,507,894
#*  Affymax, Inc.                                         51,139         27,615
#*  Affymetrix, Inc.                                     122,411        909,514
    Agilent Technologies, Inc.                           144,195      7,792,298
#*  Air Methods Corp.                                     97,480      5,426,712
#*  Akorn, Inc.                                           76,885      1,939,040
#*  Albany Molecular Research, Inc.                       46,348        744,349

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Health Care -- (Continued)
#*  Alere, Inc.                                             142,568 $ 4,761,771
*   Alexion Pharmaceuticals, Inc.                            36,176   5,723,043
#*  Align Technology, Inc.                                   80,275   4,045,057
*   Alkermes P.L.C.                                          70,206   3,247,730
    Allergan, Inc.                                           33,891   5,620,483
*   Alliance HealthCare Services, Inc.                       11,547     328,628
*   Allied Healthcare Products, Inc.                          6,964      15,042
#*  Allscripts Healthcare Solutions, Inc.                   313,825   4,776,416
*   Almost Family, Inc.                                      13,851     297,381
#*  Alnylam Pharmaceuticals, Inc.                            41,355   2,048,313
#*  Alphatec Holdings, Inc.                                  95,998     129,597
#*  AMAG Pharmaceuticals, Inc.                               27,690     505,619
#*  Amedisys, Inc.                                           56,578     771,158
#*  American Shared Hospital Services                         4,179      11,659
    AmerisourceBergen Corp.                                  98,227   6,402,436
    Amgen, Inc.                                             259,507  28,999,907
*   AMN Healthcare Services, Inc.                            76,927     960,049
*   Amsurg Corp.                                             53,979   2,337,830
    Analogic Corp.                                           19,808   1,487,185
*   AngioDynamics, Inc.                                      46,710     627,782
*   ANI Pharmaceuticals, Inc.                                 1,410      43,865
*   Anika Therapeutics, Inc.                                 23,479   1,003,492
#*  Arqule, Inc.                                             26,787      43,395
*   Arrhythmia Research Technology, Inc.                      1,790       8,682
*   ArthroCare Corp.                                         49,506   2,402,526
#*  athenahealth, Inc.                                       10,282   1,271,266
*   AtriCure, Inc.                                            8,962     138,015
#   Atrion Corp.                                              3,127     901,608
#*  Authentidate Holding Corp.                                1,238       1,288
#*  Auxilium Pharmaceuticals, Inc.                           85,664   1,928,297
#*  AVEO Pharmaceuticals, Inc.                               13,498      16,603
#*  Baxano Surgical, Inc.                                    28,585      24,297
    Baxter International, Inc.                               64,524   4,696,702
    Becton Dickinson and Co.                                 25,917   2,929,399
*   Bio-Rad Laboratories, Inc. Class A                       35,403   4,362,004
*   Bio-Rad Laboratories, Inc. Class B                        2,960     380,848
#*  Bio-Reference Labs, Inc.                                 36,510     927,354
#*  Bioanalytical Systems, Inc.                               2,068       5,749
*   BioCryst Pharmaceuticals, Inc.                               79         679
*   Biogen Idec, Inc.                                        31,207   8,960,154
*   BioMarin Pharmaceutical, Inc.                            35,450   2,064,254
#*  BioScrip, Inc.                                          115,755     801,025
*   Biospecifics Technologies Corp.                           1,942      46,084
*   Biota Pharmaceuticals, Inc.                               5,213      19,236
*   BioTelemetry, Inc.                                       40,437     321,070
*   Boston Scientific Corp.                               1,295,703  16,338,815
#*  Bovie Medical Corp.                                      16,167      63,860
    Bristol-Myers Squibb Co.                                291,159  14,584,154
#*  Brookdale Senior Living, Inc.                           175,444   5,586,137
*   Bruker Corp.                                             64,955   1,341,970
#*  BSD Medical Corp.                                         3,163       3,511
*   Cambrex Corp.                                            52,271   1,071,033

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
    Cantel Medical Corp.                                     67,806 $ 2,248,447
*   Capital Senior Living Corp.                              43,514   1,076,101
#*  Cardica, Inc.                                             3,013       3,224
    Cardinal Health, Inc.                                   103,083   7,165,299
*   CareFusion Corp.                                        231,091   9,026,414
*   Catalyst Pharmaceutical Partners, Inc.                      890       1,851
*   Celgene Corp.                                            48,158   7,079,708
#*  Celldex Therapeutics, Inc.                               88,604   1,329,060
#*  Celsion Corp.                                             1,650       5,478
*   Centene Corp.                                            71,323   4,735,847
#*  Cepheid, Inc.                                            18,235     792,858
*   Cerner Corp.                                             52,076   2,671,499
*   Charles River Laboratories International, Inc.           74,180   3,984,950
#   Chemed Corp.                                             31,925   2,658,395
*   Chindex International, Inc.                              12,137     289,225
    Cigna Corp.                                             203,814  16,313,273
#*  Columbia Laboratories, Inc.                                 811       5,434
*   Community Health Systems, Inc.                          186,908   7,081,944
#   Computer Programs & Systems, Inc.                         7,296     460,596
    CONMED Corp.                                             43,673   2,023,370
    Cooper Cos., Inc. (The)                                  74,291   9,799,726
*   Corvel Corp.                                             31,890   1,452,271
*   Covance, Inc.                                            73,012   6,445,499
    Covidien P.L.C.                                          90,669   6,460,166
    CR Bard, Inc.                                            12,868   1,767,162
*   Cross Country Healthcare, Inc.                           47,402     336,080
    CryoLife, Inc.                                           42,034     381,669
*   Cubist Pharmaceuticals, Inc.                             92,878   6,507,033
#*  Cumberland Pharmaceuticals, Inc.                         29,618     131,800
#*  Cutera, Inc.                                             22,365     230,583
#*  Cyberonics, Inc.                                         26,907   1,591,818
*   Cynosure, Inc. Class A                                   36,379     892,741
*   DaVita HealthCare Partners, Inc.                        280,924  19,468,033
    Daxor Corp.                                               5,407      44,932
    DENTSPLY International, Inc.                             96,933   4,326,120
#*  Depomed, Inc.                                            23,828     333,830
    Digirad Corp.                                            23,800      75,684
#*  Durect Corp.                                             40,784      53,019
#*  Dyax Corp.                                               68,911     455,502
#*  Dynavax Technologies Corp.                               23,749      38,711
#*  Edwards Lifesciences Corp.                               36,693   2,989,379
    Eli Lilly & Co.                                         157,416   9,303,286
#*  Emergent Biosolutions, Inc.                              58,363   1,538,449
*   Emeritus Corp.                                           65,645   1,958,190
#*  Endo International P.L.C.                               160,078  10,076,110
    Ensign Group, Inc. (The)                                 38,205   1,623,713
#*  EnteroMedics, Inc.                                          417         759
#*  Enzo Biochem, Inc.                                       53,941     226,552
#   Enzon Pharmaceuticals, Inc.                              77,086      68,614
#*  Exact Sciences Corp.                                     15,692     188,304
#*  Exactech, Inc.                                           19,740     438,623
*   ExamWorks Group, Inc.                                    47,587   1,751,202

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
*   Express Scripts Holding Co.                             462,397 $30,786,392
*   Five Star Quality Care, Inc.                             79,274     382,893
*   Forest Laboratories, Inc.                               190,988  17,553,707
*   Furiex Pharmaceuticals, Inc.                             14,153   1,462,996
#*  Gentiva Health Services, Inc.                            57,592     433,668
*   Gilead Sciences, Inc.                                   250,362  19,650,913
*   Globus Medical, Inc. Class A                             39,786     971,574
*   Greatbatch, Inc.                                         36,653   1,687,138
#*  GTx, Inc.                                                 2,689       4,141
*   Haemonetics Corp.                                        90,565   2,749,553
*   Hanger, Inc.                                             54,530   1,890,555
#*  Harvard Apparatus Regenerative Technology, Inc.          10,276      88,887
#*  Harvard Bioscience, Inc.                                 41,105     173,463
*   HCA Holdings, Inc.                                       46,506   2,418,312
*   Health Net, Inc.                                        136,519   4,686,697
#   HealthSouth Corp.                                        75,653   2,620,620
*   HealthStream, Inc.                                       26,746     605,797
#*  Healthways, Inc.                                         58,045   1,044,810
*   Henry Schein, Inc.                                       63,424   7,244,924
#   Hill-Rom Holdings, Inc.                                 103,329   3,860,371
#*  HMS Holdings Corp.                                       18,900     305,613
#*  Hologic, Inc.                                           263,818   5,536,221
*   Hooper Holmes, Inc.                                      27,377      16,700
#*  Horizon Pharma, Inc.                                     25,375     359,818
*   Hospira, Inc.                                           117,874   5,398,629
    Humana, Inc.                                            181,094  19,875,066
*   ICU Medical, Inc.                                        24,911   1,389,536
#*  Idera Pharmaceuticals, Inc.                              30,405      86,350
#*  IDEXX Laboratories, Inc.                                 14,434   1,825,035
#*  Illumina, Inc.                                           19,907   2,704,366
*   Impax Laboratories, Inc.                                115,042   3,008,348
*   Incyte Corp., Ltd.                                       86,152   4,183,541
#*  Infinity Pharmaceuticals, Inc.                           22,453     219,366
#*  Inovio Pharmaceuticals, Inc.                             13,901      32,945
*   Insys Therapeutics, Inc.                                    369      15,151
#*  Integra LifeSciences Holdings Corp.                      44,625   2,034,008
*   Intuitive Surgical, Inc.                                  3,637   1,315,503
    Invacare Corp.                                           53,931     852,110
#*  IPC The Hospitalist Co., Inc.                            28,824   1,167,372
*   Iridex Corp.                                              6,507      54,203
#*  Isis Pharmaceuticals, Inc.                                1,872      49,814
*   Jazz Pharmaceuticals P.L.C.                              51,858   6,995,644
    Johnson & Johnson                                       664,537  67,310,953
#*  Keryx Biopharmaceuticals, Inc.                            5,600      82,712
    Kewaunee Scientific Corp.                                 3,000      50,250
    Kindred Healthcare, Inc.                                 91,626   2,299,813
*   Laboratory Corp. of America Holdings                     59,940   5,916,078
#   Landauer, Inc.                                            5,650     244,306
*   Lannett Co., Inc.                                        50,589   1,746,838
#*  LCA-Vision, Inc.                                         20,620     110,523
    LeMaitre Vascular, Inc.                                  22,583     185,406
#*  LHC Group, Inc.                                          29,031     603,264

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Health Care -- (Continued)
*      LifePoint Hospitals, Inc.                             79,199 $ 4,428,808
#*     Ligand Pharmaceuticals, Inc. Class B                   7,510     474,407
#*     Luminex Corp.                                         56,331   1,082,119
*      Magellan Health Services, Inc.                        46,491   2,683,461
#*     Mallinckrodt P.L.C.                                   54,551   3,885,668
#*     Masimo Corp.                                          76,034   2,034,670
#*     Mast Therapeutics, Inc.                               25,886      14,861
(o)#*  Maxygen, Inc.                                         48,995       1,470
       McKesson Corp.                                        54,224   9,174,159
*      MedAssets, Inc.                                      107,780   2,460,617
(o)#*  MedCath Corp.                                         26,258      52,516
*      Medical Action Industries, Inc.                       32,084     205,658
#*     Medicines Co. (The)                                  107,572   2,861,415
*      MediciNova, Inc.                                       5,363      10,082
*      Medidata Solutions, Inc.                              17,770     645,229
#*     Medivation, Inc.                                      28,640   1,724,414
*      MEDNAX, Inc.                                         169,046  10,015,975
       Medtronic, Inc.                                      241,121  14,182,737
       Merck & Co., Inc.                                  1,401,705  82,083,845
#*     Merge Healthcare, Inc.                                 7,819      17,827
#      Meridian Bioscience, Inc.                              7,218     144,143
*      Merit Medical Systems, Inc.                           70,502     907,361
*      Mettler-Toledo International, Inc.                    11,500   2,680,880
*      Misonix, Inc.                                          8,260      49,560
#*     Molina Healthcare, Inc.                               76,298   2,853,545
*      Momenta Pharmaceuticals, Inc.                         88,278   1,008,135
#*     MWI Veterinary Supply, Inc.                           17,009   2,664,290
*      Mylan, Inc.                                          182,953   9,290,353
#*     Myriad Genetics, Inc.                                134,178   5,663,653
#*     Nanosphere, Inc.                                      31,702      54,210
#      National Healthcare Corp.                             20,065   1,098,157
#*     National Research Corp. Class A                       29,412     463,533
#*     National Research Corp. Class B                        4,902     215,100
*      Natus Medical, Inc.                                   58,055   1,441,506
#*     Neogen Corp.                                          29,077   1,214,692
#*     NPS Pharmaceuticals, Inc.                             22,988     611,941
*      NuVasive, Inc.                                        77,336   2,606,997
       Omnicare, Inc.                                       174,573  10,346,942
*      Omnicell, Inc.                                        58,316   1,544,208
#*     OncoGenex Pharmaceutical, Inc.                         1,700       6,596
#*     Opko Health, Inc.                                    388,769   3,215,120
*      OraSure Technologies, Inc.                            42,581     278,906
*      Orthofix International NV                             29,396     887,759
*      Osiris Therapeutics, Inc.                              6,118      87,059
#      Owens & Minor, Inc.                                  111,336   3,734,209
#*     Pacific Biosciences of California, Inc.               66,354     293,285
#*     Pain Therapeutics, Inc.                               50,349     286,486
*      PAREXEL International Corp.                           91,576   4,152,972
#      Patterson Cos., Inc.                                 142,309   5,791,976
#*     PDI, Inc.                                             21,336     100,706
#      PDL BioPharma, Inc.                                  149,198   1,266,691
       PerkinElmer, Inc.                                    195,649   8,211,389

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Health Care -- (Continued)
#*  Pernix Therapeutics Holdings                             7,120 $     34,247
    Perrigo Co. P.L.C.                                      35,679    5,168,460
    Pfizer, Inc.                                         3,831,803  119,858,798
*   PharMerica Corp.                                        53,338    1,450,260
#*  PhotoMedex, Inc.                                         7,613      115,032
#*  Pozen, Inc.                                             44,928      375,598
*   Prestige Brands Holdings, Inc.                          90,105    3,020,320
#*  Progenics Pharmaceuticals, Inc.                         99,984      352,944
#*  ProPhase Labs, Inc.                                     19,981       39,562
*   Providence Service Corp. (The)                          23,103      938,213
#*  pSivida Corp.                                           25,881       94,207
    Psychemedics Corp.                                       1,810       28,526
    Quality Systems, Inc.                                   84,006    1,240,769
#   Quest Diagnostics, Inc.                                107,667    6,021,815
#   Questcor Pharmaceuticals, Inc.                          47,500    3,903,550
*   Quidel Corp.                                            50,738    1,088,330
*   RadNet, Inc.                                            33,951      168,736
*   Regeneron Pharmaceuticals, Inc.                         33,215    9,861,201
#*  Repligen Corp.                                          54,646      866,139
#   ResMed, Inc.                                            67,431    3,361,435
*   Retractable Technologies, Inc.                           7,725       28,505
#*  Rigel Pharmaceuticals, Inc.                            102,876      329,203
#*  RTI Surgical, Inc.                                      87,990      378,357
#*  Sagent Pharmaceuticals, Inc.                            16,834      348,295
#*  Salix Pharmaceuticals, Ltd.                             24,827    2,730,970
#*  Sangamo Biosciences, Inc.                               26,718      369,777
#*  Sciclone Pharmaceuticals, Inc.                          88,042      420,841
#*  Seattle Genetics, Inc.                                  38,000    1,462,240
    Select Medical Holdings Corp.                          193,326    2,698,831
    Simulations Plus, Inc.                                   4,400       26,620
#*  Sirona Dental Systems, Inc.                             69,168    5,202,817
#*  Skilled Healthcare Group, Inc. Class A                  34,371      177,354
    Span-America Medical Systems, Inc.                       3,812       79,480
*   Special Diversified Opportunities, Inc.                 14,178       16,730
*   Spectranetics Corp.                                     43,357      921,770
#*  Spectrum Pharmaceuticals, Inc.                          95,574      656,593
    St Jude Medical, Inc.                                  180,927   11,483,437
#*  Staar Surgical Co.                                      26,138      444,607
#*  StemCells, Inc.                                            545          681
#*  Stereotaxis, Inc.                                        4,433       17,156
    STERIS Corp.                                            89,775    4,313,689
    Stryker Corp.                                           51,444    3,999,771
#*  Sucampo Pharmaceuticals, Inc. Class A                   14,749      101,916
*   SunLink Health Systems, Inc.                             3,122        4,714
*   SurModics, Inc.                                         27,984      608,932
*   Symmetry Medical, Inc.                                  59,206      489,042
#*  Targacept, Inc.                                          9,807       43,543
*   Taro Pharmaceutical Industries, Ltd.                       286       32,126
*   Team Health Holdings, Inc.                              50,086    2,428,169
    Techne Corp.                                            14,100    1,259,271
#   Teleflex, Inc.                                          68,284    6,971,114
#*  Tenet Healthcare Corp.                                 164,303    7,406,779

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                         SHARES      VALUE+
                                                         ------- --------------
Health Care -- (Continued)
#*  Theravance, Inc.                                      12,559 $      338,088
    Thermo Fisher Scientific, Inc.                       197,528     22,518,192
*   Thoratec Corp.                                        97,164      3,185,036
*   Tornier NV                                            24,924        422,960
#*  Transcept Pharmaceuticals, Inc.                       23,021         67,912
*   Triple-S Management Corp. Class B                     40,623        608,533
*   United Therapeutics Corp.                             60,724      6,073,007
    UnitedHealth Group, Inc.                             576,403     43,253,281
#   Universal American Corp.                             140,720      1,008,962
    Universal Health Services, Inc. Class B              110,174      9,011,131
*   Uroplasty, Inc.                                        2,767          9,629
    US Physical Therapy, Inc.                             20,699        638,564
#   Utah Medical Products, Inc.                            6,006        305,045
*   Varian Medical Systems, Inc.                          17,446      1,387,829
*   Vascular Solutions, Inc.                              27,906        611,420
*   VCA Antech, Inc.                                     150,838      4,620,168
*   Vertex Pharmaceuticals, Inc.                          30,622      2,073,109
#*  Vical, Inc.                                           19,691         22,251
#*  Volcano Corp.                                         31,538        553,807
*   Waters Corp.                                          16,195      1,595,855
*   WellCare Health Plans, Inc.                           74,900      5,053,503
    WellPoint, Inc.                                      203,028     20,440,859
    West Pharmaceutical Services, Inc.                   107,900      4,680,702
*   Wright Medical Group, Inc.                            77,860      2,129,471
#*  XenoPort, Inc.                                        23,373         94,894
#*  Zalicus, Inc.                                          8,906          9,529
    Zimmer Holdings, Inc.                                130,497     12,632,110
    Zoetis, Inc.                                         936,170     28,328,504
                                                                 --------------
Total Health Care                                                 1,229,646,898
                                                                 --------------
Industrials -- (12.8%)
    3M Co.                                               136,848     19,034,188
#   AAON, Inc.                                            58,279      1,652,210
#   AAR Corp.                                             64,754      1,677,129
    ABM Industries, Inc.                                  92,707      2,511,433
#   Acacia Research Corp.                                 71,606      1,148,560
#*  ACCO Brands Corp.                                    129,747        795,349
#*  Accuride Corp.                                        34,436        194,219
    Aceto Corp.                                           49,227      1,077,087
    Acme United Corp.                                      2,302         38,743
#*  Acorn Energy, Inc.                                    24,822         57,587
*   Active Power, Inc.                                       920          2,594
    Actuant Corp. Class A                                121,522      4,114,735
    Acuity Brands, Inc.                                   45,017      5,607,768
*   Adept Technology, Inc.                                14,123        168,911
#   ADT Corp. (The)                                      131,385      3,973,082
#*  Advisory Board Co. (The)                              27,568      1,578,544
*   AECOM Technology Corp.                               174,318      5,651,390
#*  Aegion Corp.                                          67,690      1,725,418
#*  AeroCentury Corp.                                      1,459         26,189
*   Aerovironment, Inc.                                   39,203      1,323,885
    AGCO Corp.                                           173,743      9,677,485

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
*    Air Transport Services Group, Inc.                     101,787 $   796,992
     Aircastle, Ltd.                                         90,875   1,596,674
     Alamo Group, Inc.                                       20,434   1,085,454
     Alaska Air Group, Inc.                                 120,097  11,298,726
     Albany International Corp. Class A                      47,742   1,717,757
     Allegiant Travel Co.                                    31,070   3,649,172
     Allegion P.L.C.                                         52,413   2,586,582
     Alliant Techsystems, Inc.                               55,723   8,036,371
(o)  Allied Defense Group, Inc.                               8,042         643
     Allied Motion Technologies, Inc.                         6,678      75,729
     Allison Transmission Holdings, Inc.                    146,681   4,376,961
     Altra Industrial Motion Corp.                           46,243   1,579,661
     AMERCO                                                  33,219   8,308,404
#*   Ameresco, Inc. Class A                                  37,184     238,349
*    American Airlines Group, Inc.                          199,017   6,979,526
#    American Railcar Industries, Inc.                       39,572   2,747,880
     American Science & Engineering, Inc.                    13,227     888,854
#*   American Superconductor Corp.                            9,532      12,201
*    American Woodmark Corp.                                 25,255     757,903
     AMETEK, Inc.                                            96,809   5,103,770
*    AMREP Corp.                                              9,572      52,167
     AO Smith Corp.                                         116,746   5,459,043
#    Apogee Enterprises, Inc.                                51,318   1,630,373
     Applied Industrial Technologies, Inc.                   73,294   3,512,248
*    ARC Document Solutions, Inc.                            81,373     520,787
     ArcBest Corp.                                           42,847   1,689,029
     Argan, Inc.                                             27,087     725,119
*    Armstrong World Industries, Inc.                        74,050   3,892,068
*    Arotech Corp.                                            5,156      17,891
#*   Ascent Solar Technologies, Inc.                         31,475      15,898
     Astec Industries, Inc.                                  37,588   1,501,641
*    Astronics Corp.                                         19,607   1,119,952
*    Astronics Corp. Class B                                  3,685     209,677
#*   Atlas Air Worldwide Holdings, Inc.                      44,090   1,542,709
#*   Avalon Holdings Corp. Class A                            1,202       5,385
#*   Avis Budget Group, Inc.                                233,731  12,291,913
#    AZZ, Inc.                                               43,509   1,889,161
*    B/E Aerospace, Inc.                                    121,675  10,679,415
     Babcock & Wilcox Co. (The)                              94,915   3,302,093
     Baltic Trading, Ltd.                                    21,705     130,013
     Barnes Group, Inc.                                      86,441   3,329,707
     Barrett Business Services, Inc.                         13,746     692,936
#*   Beacon Roofing Supply, Inc.                             81,124   2,886,392
*    Blount International, Inc.                             136,648   1,526,358
#*   BlueLinx Holdings, Inc.                                 86,144     112,849
     Boeing Co. (The)                                       114,933  14,828,656
     Brady Corp. Class A                                     77,801   2,006,488
*    Breeze-Eastern Corp.                                    12,352     122,285
#    Briggs & Stratton Corp.                                 79,246   1,693,487
#    Brink's Co. (The)                                       97,110   2,470,478
*    Broadwind Energy, Inc.                                   2,072      27,951
#*   Builders FirstSource, Inc.                              71,793     563,575

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
*   CAI International, Inc.                                  34,699 $   754,703
    Carlisle Cos., Inc.                                      85,240   7,010,990
*   Casella Waste Systems, Inc. Class A                      38,456     196,126
    Caterpillar, Inc.                                       237,421  25,024,173
#*  CBIZ, Inc.                                               93,126     798,090
    CDI Corp.                                                28,435     435,624
    Ceco Environmental Corp.                                 31,518     500,821
#   Celadon Group, Inc.                                      38,691     890,280
#   CH Robinson Worldwide, Inc.                              16,987   1,000,534
#*  Chart Industries, Inc.                                   42,909   2,927,252
    Chicago Bridge & Iron Co. NV                             26,778   2,144,114
    Chicago Rivet & Machine Co.                                 653      25,304
    Cintas Corp.                                            116,576   6,869,824
    CIRCOR International, Inc.                               30,383   2,467,403
#   CLARCOR, Inc.                                            64,019   3,697,737
#*  Clean Harbors, Inc.                                      97,482   5,848,920
*   Colfax Corp.                                            141,914  10,214,970
*   Columbus McKinnon Corp.                                  32,594     863,415
#   Comfort Systems USA, Inc.                                65,515     982,725
#*  Command Security Corp.                                   10,654      21,042
#*  Commercial Vehicle Group, Inc.                           24,357     236,506
#   Compx International, Inc.                                 3,471      31,933
    Con-way, Inc.                                            93,689   3,979,909
    Copa Holdings SA Class A                                 12,530   1,695,058
*   Copart, Inc.                                             71,990   2,611,077
    Corporate Executive Board Co. (The)                      54,522   3,763,108
    Courier Corp.                                            21,176     307,687
    Covanta Holding Corp.                                   226,397   4,177,025
*   Covenant Transportation Group, Inc. Class A              12,060     123,615
#*  CPI Aerostructures, Inc.                                  8,781     118,280
#*  CRA International, Inc.                                  14,257     310,375
    Crane Co.                                                74,082   5,387,984
    CSX Corp.                                               566,905  15,998,059
    Cubic Corp.                                              42,291   2,005,862
    Cummins, Inc.                                            25,812   3,893,740
    Curtiss-Wright Corp.                                     78,292   5,005,990
    Danaher Corp.                                           247,085  18,131,097
    Deere & Co.                                             100,682   9,397,658
    Delta Air Lines, Inc.                                   294,469  10,845,293
#   Deluxe Corp.                                            101,145   5,557,918
#*  DigitalGlobe, Inc.                                      125,841   3,747,545
    Donaldson Co., Inc.                                      44,342   1,866,355
    Douglas Dynamics, Inc.                                   36,617     617,729
    Dover Corp.                                             130,371  11,264,054
*   Ducommun, Inc.                                           17,367     421,497
    Dun & Bradstreet Corp. (The)                             30,081   3,331,772
*   DXP Enterprises, Inc.                                    25,098   2,841,345
*   Dycom Industries, Inc.                                   55,795   1,751,963
#   Dynamic Materials Corp.                                  20,382     411,716
#*  Eagle Bulk Shipping, Inc.                                13,093      38,232
    Eastern Co. (The)                                         6,782     114,548
    Eaton Corp. P.L.C.                                      271,917  19,752,051

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Industrials -- (Continued)
#*  Echo Global Logistics, Inc.                             41,033 $    802,605
    Ecology and Environment, Inc. Class A                    3,767       36,126
    EMCOR Group, Inc.                                      112,952    5,194,662
    Emerson Electric Co.                                   115,882    7,900,835
    Encore Wire Corp.                                       34,570    1,684,596
#*  Energy Recovery, Inc.                                   58,749      300,207
#*  EnerNOC, Inc.                                           48,983    1,155,999
#   EnerSys, Inc.                                           80,857    5,464,316
#*  Engility Holdings, Inc.                                 25,095    1,095,146
#   Ennis, Inc.                                             39,200      586,432
#*  EnPro Industries, Inc.                                  35,768    2,547,039
    EnviroStar, Inc.                                           100          313
    Equifax, Inc.                                          103,330    7,316,797
    ESCO Technologies, Inc.                                 44,351    1,482,210
#   Espey Manufacturing & Electronics Corp.                  4,614      122,732
*   Esterline Technologies Corp.                            54,096    5,897,546
    Exelis, Inc.                                           304,397    5,643,520
    Expeditors International of Washington, Inc.            34,200    1,410,408
    Exponent, Inc.                                          18,149    1,278,053
#   Fastenal Co.                                            60,176    3,013,614
*   Federal Signal Corp.                                   107,743    1,635,539
    FedEx Corp.                                            169,444   23,086,745
    Flowserve Corp.                                         87,256    6,374,051
    Fluor Corp.                                            124,294    9,409,056
    Fortune Brands Home & Security, Inc.                   204,895    8,165,066
    Forward Air Corp.                                       52,345    2,315,219
*   Franklin Covey Co.                                      27,517      557,770
#   Franklin Electric Co., Inc.                             82,477    3,189,386
#   FreightCar America, Inc.                                19,888      522,259
*   FTI Consulting, Inc.                                    69,137    2,371,399
#*  Fuel Tech, Inc.                                         30,552      186,062
*   Furmanite Corp.                                         64,389      674,797
    G&K Services, Inc. Class A                              33,222    1,758,773
    GATX Corp.                                              77,786    5,105,095
#*  Genco Shipping & Trading, Ltd.                          60,046       99,076
*   Gencor Industries, Inc.                                  5,578       58,513
#*  GenCorp, Inc.                                           63,086    1,107,790
    Generac Holdings, Inc.                                  72,815    4,287,347
    General Cable Corp.                                     82,789    2,121,054
    General Dynamics Corp.                                 162,242   17,757,387
    General Electric Co.                                 5,351,514  143,902,211
*   Genesee & Wyoming, Inc. Class A                         90,520    8,962,385
*   Gibraltar Industries, Inc.                              49,354      842,966
#   Global Power Equipment Group, Inc.                      22,239      389,850
#*  Goldfield Corp. (The)                                   18,424       37,953
#   Gorman-Rupp Co. (The)                                   38,613    1,198,934
*   GP Strategies Corp.                                     32,659      858,279
    Graco, Inc.                                             35,405    2,566,863
#*  GrafTech International, Ltd.                           203,893    2,285,641
#   Graham Corp.                                            17,619      525,751
#   Granite Construction, Inc.                              65,859    2,461,809
#*  Great Lakes Dredge & Dock Corp.                         99,858      861,775

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
#*  Greenbrier Cos., Inc. (The)                              47,338 $ 2,482,405
    Griffon Corp.                                            98,568   1,048,764
*   H&E Equipment Services, Inc.                             53,667   2,068,863
    Hardinge, Inc.                                           16,040     214,294
    Harsco Corp.                                            145,701   3,486,625
#*  Hawaiian Holdings, Inc.                                  88,476   1,278,478
#   Healthcare Services Group, Inc.                          15,989     465,280
#   Heartland Express, Inc.                                 145,966   3,176,220
#   HEICO Corp.                                              37,893   2,096,241
    HEICO Corp. Class A                                      69,871   2,847,243
    Heidrick & Struggles International, Inc.                 26,138     492,701
#*  Heritage-Crystal Clean, Inc.                              7,298     116,768
    Herman Miller, Inc.                                      59,198   1,825,074
*   Hertz Global Holdings, Inc.                             589,504  16,783,179
*   Hexcel Corp.                                            126,769   5,285,000
*   Hill International, Inc.                                 51,954     349,131
#   HNI Corp.                                                75,289   2,652,431
    Honeywell International, Inc.                           121,286  11,267,469
#   Houston Wire & Cable Co.                                 30,850     384,391
*   Hub Group, Inc. Class A                                  61,641   2,752,271
    Hubbell, Inc. Class A                                     7,919     887,720
    Hubbell, Inc. Class B                                    61,174   7,201,403
*   Hudson Global, Inc.                                      43,679     155,060
    Huntington Ingalls Industries, Inc.                      79,113   8,148,639
    Hurco Cos., Inc.                                          8,940     238,340
*   Huron Consulting Group, Inc.                             40,294   2,868,933
    Hyster-Yale Materials Handling, Inc.                     21,158   2,039,420
*   ICF International, Inc.                                  31,458   1,225,918
    IDEX Corp.                                              123,842   9,234,898
*   IHS, Inc. Class A                                        20,789   2,507,777
    Illinois Tool Works, Inc.                                87,875   7,489,586
    Ingersoll-Rand P.L.C.                                   157,241   9,403,012
#*  InnerWorkings, Inc.                                      66,030     475,416
#*  Innovative Solutions & Support, Inc.                     19,910     133,994
    Insperity, Inc.                                          41,907   1,343,538
    Insteel Industries, Inc.                                 28,079     577,866
*   Integrated Electrical Services, Inc.                     14,770      91,722
*   Intelligent Systems Corp.                                   629         981
#   Interface, Inc.                                          85,639   1,540,646
#   International Shipholding Corp.                           8,363     225,299
#   Intersections, Inc.                                      30,961     174,001
#   Iron Mountain, Inc.                                     214,499   6,100,352
    ITT Corp.                                               114,983   4,960,367
*   Jacobs Engineering Group, Inc.                           84,730   4,888,921
    JB Hunt Transport Services, Inc.                         32,900   2,503,690
#*  JetBlue Airways Corp.                                   479,924   3,793,799
#   John Bean Technologies Corp.                             39,301   1,139,336
#   Joy Global, Inc.                                        112,160   6,772,221
    Kadant, Inc.                                             17,092     593,947
#   Kaman Corp.                                              84,492   3,546,129
    Kansas City Southern                                     95,096   9,593,285
    KAR Auction Services, Inc.                              237,894   7,084,483

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
    KBR, Inc.                                               255,616 $ 6,484,978
#   Kelly Services, Inc. Class A                             60,884   1,282,217
    Kelly Services, Inc. Class B                              1,275      28,955
#   Kennametal, Inc.                                        133,816   6,253,222
*   Key Technology, Inc.                                      7,462      92,006
#   Kforce, Inc.                                             59,534   1,376,426
    Kimball International, Inc. Class B                      50,492     846,246
*   Kirby Corp.                                              99,803  10,042,178
#   Knight Transportation, Inc.                             134,478   3,191,163
    Knoll, Inc.                                              78,008   1,418,966
*   Korn/Ferry International                                 81,882   2,378,672
#*  Kratos Defense & Security Solutions, Inc.                95,134     686,867
    L-3 Communications Holdings, Inc.                       100,263  11,567,342
#   Landstar System, Inc.                                    50,173   3,160,397
#*  Lawson Products, Inc.                                    12,431     208,219
#*  Layne Christensen Co.                                    34,483     600,694
    LB Foster Co. Class A                                    16,243     769,106
#   Lennox International, Inc.                               32,303   2,707,961
    Lincoln Electric Holdings, Inc.                         106,249   7,098,496
#   Lindsay Corp.                                            20,998   1,850,554
#*  LMI Aerospace, Inc.                                      17,391     237,213
    Lockheed Martin Corp.                                    53,308   8,749,975
    LS Starrett Co. (The) Class A                             9,260     144,641
    LSI Industries, Inc.                                     42,695     324,909
#*  Luna Innovations, Inc.                                    4,551       6,553
*   Lydall, Inc.                                             24,164     565,679
*   Magnetek, Inc.                                            1,525      33,626
#*  Manitex International, Inc.                               2,123      34,945
#   Manitowoc Co., Inc. (The)                               202,460   6,434,179
    Manpowergroup, Inc.                                     126,766  10,311,146
    Marten Transport, Ltd.                                   58,210   1,365,607
    Masco Corp.                                             114,829   2,306,915
#*  MasTec, Inc.                                            125,372   4,962,224
    Mastech Holdings, Inc.                                    3,567      61,638
    Matson, Inc.                                             71,411   1,691,727
#   McGrath RentCorp                                         39,998   1,263,137
*   Meritor, Inc.                                           124,231   1,474,622
*   Metalico, Inc.                                           76,765     118,218
*   Mfri, Inc.                                                6,501      70,796
#*  Middleby Corp. (The)                                     22,669   5,723,469
    Miller Industries, Inc.                                  16,917     327,682
*   Mistras Group, Inc.                                      41,992     953,638
#   Mobile Mini, Inc.                                        76,077   3,361,082
*   Moog, Inc. Class A                                       70,114   4,588,961
*   Moog, Inc. Class B                                        6,265     410,232
*   MRC Global, Inc.                                        163,564   4,774,433
#   MSA Safety, Inc.                                         61,993   3,270,131
    MSC Industrial Direct Co., Inc. Class A                  12,491   1,137,430
    Mueller Industries, Inc.                                118,168   3,419,782
    Mueller Water Products, Inc. Class A                    271,891   2,479,646
#   Multi-Color Corp.                                        21,828     760,706
*   MYR Group, Inc.                                          34,702     814,109

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                          SHARES    VALUE+
                                                          ------- -----------
Industrials -- (Continued)
#   National Presto Industries, Inc.                       10,320 $   745,723
*   Navigant Consulting, Inc.                              84,651   1,422,137
#*  Navistar International Corp.                           26,099     989,935
#*  NCI Building Systems, Inc.                                929      14,530
    Nielsen Holdings NV                                   154,496   7,253,587
#   NL Industries, Inc.                                    66,217     664,157
    NN, Inc.                                               28,052     548,978
    Nordson Corp.                                          44,212   3,287,162
    Norfolk Southern Corp.                                166,058  15,697,463
*   Nortek, Inc.                                              713      58,580
    Northrop Grumman Corp.                                134,779  16,376,996
#*  Northwest Pipe Co.                                     14,589     521,849
#*  Ocean Power Technologies, Inc.                          8,423      22,742
*   Old Dominion Freight Line, Inc.                       112,841   6,841,550
#   Omega Flex, Inc.                                        8,600     173,462
*   On Assignment, Inc.                                    91,840   3,214,400
*   Orbital Sciences Corp.                                 99,159   2,915,275
*   Orion Energy Systems, Inc.                             30,093     159,493
*   Orion Marine Group, Inc.                               30,944     362,973
    Oshkosh Corp.                                         152,082   8,442,072
    Owens Corning                                         197,978   8,087,401
    PACCAR, Inc.                                           59,533   3,808,921
    Pall Corp.                                             20,800   1,750,320
*   PAM Transportation Services, Inc.                       9,059     225,479
*   Park-Ohio Holdings Corp.                               23,403   1,366,501
    Parker Hannifin Corp.                                  97,858  12,416,223
*   Patrick Industries, Inc.                               18,021     722,101
#*  Patriot Transportation Holding, Inc.                   10,465     365,019
#*  Pendrell Corp.                                         67,532     111,428
    Pentair, Ltd.                                         192,918  14,331,878
*   PGT, Inc.                                              53,997     537,270
*   Pike Corp.                                             57,952     556,339
#   Pitney Bowes, Inc.                                    138,640   3,715,552
#*  Plug Power, Inc.                                        2,629      12,225
#*  PMFG, Inc.                                             16,342      92,659
#*  Polypore International, Inc.                           76,811   2,663,805
    Powell Industries, Inc.                                19,910   1,260,701
*   PowerSecure International, Inc.                        39,354     874,839
    Precision Castparts Corp.                              19,531   4,943,101
#   Preformed Line Products Co.                             8,209     490,570
    Primoris Services Corp.                               117,212   3,279,592
*   Proto Labs, Inc.                                        3,642     220,487
    Providence and Worcester Railroad Co.                   3,494      60,935
    Quad/Graphics, Inc.                                     4,133      89,479
*   Quality Distribution, Inc.                             37,533     471,790
    Quanex Building Products Corp.                         61,916   1,166,497
*   Quanta Services, Inc.                                 214,473   7,566,607
#   Raven Industries, Inc.                                 71,765   2,217,539
    Raytheon Co.                                          116,541  11,127,335
#*  RBC Bearings, Inc.                                     39,711   2,472,407
*   RCM Technologies, Inc.                                 13,580      92,072
#*  Real Goods Solar, Inc. Class A                            512       1,500

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                          SHARES    VALUE+
                                                          ------- -----------
Industrials -- (Continued)
    Regal-Beloit Corp.                                     78,674 $ 5,879,308
*   Republic Airways Holdings, Inc.                        78,614     653,282
    Republic Services, Inc.                               225,148   7,900,443
    Resources Connection, Inc.                             84,694   1,152,685
*   Rexnord Corp.                                           8,088     216,273
#*  Roadrunner Transportation Systems, Inc.                60,930   1,500,706
    Robert Half International, Inc.                        69,588   3,117,542
    Rockwell Automation, Inc.                              45,743   5,451,651
    Rockwell Collins, Inc.                                 38,785   3,011,655
    Rollins, Inc.                                          44,775   1,346,832
    Roper Industries, Inc.                                 66,703   9,268,382
*   RPX Corp.                                              87,525   1,433,660
    RR Donnelley & Sons Co.                               311,814   5,487,926
#*  Rush Enterprises, Inc. Class A                         48,150   1,545,615
*   Rush Enterprises, Inc. Class B                          8,637     244,254
    Ryder System, Inc.                                     91,475   7,517,416
*   Saia, Inc.                                             52,843   2,175,546
    Schawk, Inc.                                           32,035     640,700
    Servotronics, Inc.                                      1,473      11,408
    SIFCO Industries, Inc.                                  7,118     233,826
    Simpson Manufacturing Co., Inc.                        81,637   2,676,877
    SkyWest, Inc.                                          91,028   1,055,925
*   SL Industries, Inc.                                    11,694     321,468
    SmartPros, Ltd.                                         1,344       4,610
    Snap-on, Inc.                                          79,949   9,274,084
    Southwest Airlines Co.                                773,474  18,694,867
#*  SP Plus Corp.                                          21,221     518,217
*   Sparton Corp.                                          11,200     304,192
*   Spirit Aerosystems Holdings, Inc. Class A             207,437   6,229,333
*   Spirit Airlines, Inc.                                  86,403   4,911,147
    SPX Corp.                                              80,563   8,204,536
#*  Standard Register Co. (The)                             6,813      49,462
    Standex International Corp.                            22,545   1,338,497
    Stanley Black & Decker, Inc.                          153,667  13,198,459
    Steelcase, Inc. Class A                               151,313   2,493,638
*   Stericycle, Inc.                                       15,661   1,823,567
#*  Sterling Construction Co., Inc.                        23,323     179,121
#   Sun Hydraulics Corp.                                   31,604   1,291,972
*   Supreme Industries, Inc. Class A                       14,584      82,691
#*  Swift Transportation Co.                              142,697   3,431,863
    Sypris Solutions, Inc.                                 26,299      79,686
#*  TAL International Group, Inc.                          56,839   2,397,469
#*  Taser International, Inc.                              82,399   1,330,744
*   Team, Inc.                                             34,201   1,466,881
#*  Tecumseh Products Co. Class A                          15,402      92,566
*   Tecumseh Products Co. Class B                           4,901      28,622
*   Teledyne Technologies, Inc.                            48,937   4,544,290
#   Tennant Co.                                            23,807   1,518,649
    Terex Corp.                                           193,513   8,377,178
*   Tetra Tech, Inc.                                      101,118   2,899,053
#   Textainer Group Holdings, Ltd.                         82,635   3,247,556
    Textron, Inc.                                         186,989   7,647,850

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                          SHARES    VALUE+
                                                          ------- -----------
Industrials -- (Continued)
*   Thermon Group Holdings, Inc.                           26,069 $   620,964
    Timken Co. (The)                                      122,787   7,745,404
#   Titan International, Inc.                              85,461   1,496,422
#*  Titan Machinery, Inc.                                  34,120     601,877
    Toro Co. (The)                                         37,150   2,360,511
    Towers Watson & Co. Class A                            37,357   4,192,203
    TransDigm Group, Inc.                                  18,201   3,237,412
#*  TRC Cos., Inc.                                         29,408     174,389
#*  Trex Co., Inc.                                         22,006   1,727,911
*   Trimas Corp.                                           63,511   2,277,504
    Trinity Industries, Inc.                              138,117  10,367,062
#   Triumph Group, Inc.                                    87,175   5,649,812
*   TrueBlue, Inc.                                         71,032   1,900,106
*   Tutor Perini Corp.                                     83,636   2,475,626
#   Twin Disc, Inc.                                        22,040     637,617
    Tyco International, Ltd.                              207,871   8,501,924
#*  Ultralife Corp.                                        19,679      70,844
    UniFirst Corp.                                         24,068   2,316,304
    Union Pacific Corp.                                   267,041  50,852,618
*   United Continental Holdings, Inc.                     374,963  15,324,738
    United Parcel Service, Inc. Class B                   106,414  10,481,779
#*  United Rentals, Inc.                                  125,353  11,761,872
#   United Stationers, Inc.                                65,169   2,445,793
    United Technologies Corp.                             196,838  23,291,841
    Universal Forest Products, Inc.                        29,064   1,467,441
*   Universal Security Instruments, Inc.                    1,873       7,867
#   Universal Truckload Services, Inc.                     21,221     523,310
    URS Corp.                                             128,737   6,066,087
    US Ecology, Inc.                                       32,126   1,434,426
#*  USA Truck, Inc.                                        14,166     236,006
#*  USG Corp.                                             115,330   3,443,754
#   UTi Worldwide, Inc.                                   176,046   1,723,490
#   Valmont Industries, Inc.                               33,895   5,047,304
*   Verisk Analytics, Inc. Class A                         27,360   1,644,062
*   Versar, Inc.                                           15,761      60,837
    Viad Corp.                                             33,305     767,680
*   Vicor Corp.                                            34,427     287,810
*   Virco Manufacturing Corp.                              11,119      24,406
#*  Volt Information Sciences, Inc.                        23,850     190,323
    VSE Corp.                                               6,890     430,418
#*  Wabash National Corp.                                 122,059   1,630,708
*   WABCO Holdings, Inc.                                   27,768   2,971,454
    Wabtec Corp.                                          109,846   8,189,019
    Waste Connections, Inc.                               212,374   9,484,623
    Waste Management, Inc.                                233,210  10,366,185
    Watsco, Inc.                                           40,177   4,134,615
#   Watsco, Inc. Class B                                    5,058     512,224
    Watts Water Technologies, Inc. Class A                 46,572   2,477,630
    Werner Enterprises, Inc.                              130,236   3,334,042
*   Wesco Aircraft Holdings, Inc.                          33,067     669,937
#*  WESCO International, Inc.                              75,503   6,627,653
*   Willdan Group, Inc.                                     7,684      35,884

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                       SHARES      VALUE+
                                                       ------- --------------
Industrials -- (Continued)
*   Willis Lease Finance Corp.                           8,926 $      179,948
    Woodward, Inc.                                      95,443      4,278,710
    WW Grainger, Inc.                                   13,523      3,440,251
#*  XPO Logistics, Inc.                                 35,163        954,324
    Xylem, Inc.                                        126,611      4,759,308
#*  YRC Worldwide, Inc.                                  1,770         39,701
                                                               --------------
Total Industrials                                               1,610,849,873
                                                               --------------
Information Technology -- (14.0%)
#*  3D Systems Corp.                                    62,072      2,938,488
    Accenture P.L.C. Class A                           116,551      9,349,721
*   ACI Worldwide, Inc.                                 59,160      3,380,994
    Activision Blizzard, Inc.                          563,469     11,275,015
*   Actuate Corp.                                       83,460        469,880
*   Acxiom Corp.                                       128,305      3,623,333
*   ADDvantage Technologies Group, Inc.                  7,817         26,265
*   Adobe Systems, Inc.                                 81,557      5,031,251
#   ADTRAN, Inc.                                        96,668      2,168,263
*   Advanced Energy Industries, Inc.                    67,891      1,485,455
#*  Advanced Micro Devices, Inc.                       117,229        479,467
*   Advanced Photonix, Inc. Class A                      1,915          1,053
#   Advent Software, Inc.                               61,382      1,769,029
#*  Aehr Test Systems                                    4,618         11,822
#*  Aeroflex Holding Corp.                               5,086         38,908
#*  Aetrium, Inc.                                          646          3,262
*   Agilysys, Inc.                                      36,023        451,728
*   Akamai Technologies, Inc.                          113,952      6,047,433
*   Alliance Data Systems Corp.                         20,497      4,958,224
*   Alpha & Omega Semiconductor, Ltd.                   13,132         94,550
    Altera Corp.                                       179,312      5,831,226
    Amdocs, Ltd.                                       131,808      6,133,026
    American Software, Inc. Class A                     41,689        401,882
#*  Amkor Technology, Inc.                             275,673      2,191,600
    Amphenol Corp. Class A                              32,171      3,067,505
*   Amtech Systems, Inc.                                11,796        100,856
#*  ANADIGICS, Inc.                                    100,745        125,931
    Analog Devices, Inc.                               213,941     10,973,034
    Anixter International, Inc.                         49,872      4,886,459
*   ANSYS, Inc.                                         43,080      3,287,435
*   AOL, Inc.                                          145,693      6,237,117
    Apple, Inc.                                        318,984    188,229,269
    Applied Materials, Inc.                            434,626      8,283,972
*   Applied Micro Circuits Corp.                        80,305        779,762
*   ARRIS Group, Inc.                                  220,365      5,749,323
*   Arrow Electronics, Inc.                            176,372     10,009,111
*   Aspen Technology, Inc.                              44,909      1,930,638
    Astro-Med, Inc.                                      9,339        117,391
*   Atmel Corp.                                        598,527      4,650,555
*   Autobytel, Inc.                                      3,757         46,737
*   Autodesk, Inc.                                      41,500      1,992,830
    Automatic Data Processing, Inc.                     85,937      6,699,648
    Avago Technologies, Ltd.                            11,197        711,009

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
#*  AVG Technologies NV                                      25,443 $   476,547
#*  Aviat Networks, Inc.                                     88,527     133,676
#*  Avid Technology, Inc.                                    62,217     469,738
    Avnet, Inc.                                             228,393   9,850,590
    AVX Corp.                                               229,798   3,067,803
#*  Aware, Inc.                                              26,058     144,361
*   Axcelis Technologies, Inc.                              109,032     195,167
#*  AXT, Inc.                                                45,551      98,390
#   Badger Meter, Inc.                                       24,273   1,202,727
*   Bankrate, Inc.                                          138,608   2,428,412
    Bel Fuse, Inc. Class A                                    4,354      88,647
    Bel Fuse, Inc. Class B                                   13,898     302,420
    Belden, Inc.                                             70,812   5,226,634
*   Benchmark Electronics, Inc.                              86,360   2,001,825
    Black Box Corp.                                          35,024     744,610
#   Blackbaud, Inc.                                          36,147   1,100,676
#*  Blackhawk Network Holdings, Inc. Class B                 39,558     911,021
*   Blonder Tongue Laboratories                                 433         390
#*  Blucora, Inc.                                            68,317   1,315,102
#   Booz Allen Hamilton Holding Corp.                        49,159   1,142,455
#*  Bottomline Technologies de, Inc.                         63,828   2,019,518
    Broadcom Corp. Class A                                  102,883   3,169,825
    Broadridge Financial Solutions, Inc.                    100,564   3,855,624
*   BroadVision, Inc.                                         6,453      64,014
*   Brocade Communications Systems, Inc.                    764,125   7,114,004
    Brooks Automation, Inc.                                 108,914   1,114,190
*   Bsquare Corp.                                            12,187      38,998
*   BTU International, Inc.                                  10,388      30,437
    CA, Inc.                                                361,744  10,902,964
*   Cabot Microelectronics Corp.                             40,967   1,776,739
#*  CACI International, Inc. Class A                         43,130   3,004,004
*   Cadence Design Systems, Inc.                            106,862   1,662,773
*   CalAmp Corp.                                             20,878     370,584
#*  Calix, Inc.                                              86,101     758,550
*   Cardtronics, Inc.                                        83,222   2,786,273
*   Cascade Microtech, Inc.                                  18,571     198,338
#   Cass Information Systems, Inc.                           18,870     953,124
*   Ceva, Inc.                                               35,254     572,172
*   Checkpoint Systems, Inc.                                 68,783     878,359
#*  China Information Technology, Inc.                       20,716      84,107
#*  ChyronHego Corp.                                          5,035      12,034
*   CIBER, Inc.                                             152,480     658,714
#*  Ciena Corp.                                             120,904   2,390,272
*   Cinedigm Corp.                                           83,923     209,807
#*  Cirrus Logic, Inc.                                      111,773   2,492,538
    Cisco Systems, Inc.                                   3,101,253  71,669,957
#*  Citrix Systems, Inc.                                     32,097   1,903,673
#*  Clearfield, Inc.                                         20,285     319,692
*   Cognex Corp.                                            141,140   4,859,450
*   Cognizant Technology Solutions Corp. Class A             62,310   2,984,961
*   Coherent, Inc.                                           38,640   2,307,194
    Cohu, Inc.                                               34,325     353,547

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                          SHARES    VALUE+
                                                          ------- -----------
Information Technology -- (Continued)
    Communications Systems, Inc.                           17,110 $   206,860
*   CommVault Systems, Inc.                                19,732     955,029
    Computer Sciences Corp.                               190,065  11,248,047
#   Computer Task Group, Inc.                              30,804     487,011
    Compuware Corp.                                       333,104   3,450,957
*   comScore, Inc.                                         18,134     568,138
#   Comtech Telecommunications Corp.                       36,524   1,159,637
*   Comverse, Inc.                                          1,587      39,580
#*  Concur Technologies, Inc.                              28,597   2,301,201
    Concurrent Computer Corp.                              14,271     119,734
*   Constant Contact, Inc.                                 31,960     826,486
#   Convergys Corp.                                       178,498   3,844,847
#*  Conversant, Inc.                                      228,447   5,583,245
*   CoreLogic, Inc.                                       164,536   4,611,944
    Corning, Inc.                                         717,350  14,999,788
*   CoStar Group, Inc.                                     36,021   5,795,419
#*  Cray, Inc.                                             67,321   1,932,786
#*  Cree, Inc.                                            126,414   5,962,948
*   Crexendo, Inc.                                         10,564      33,594
    CSG Systems International, Inc.                        58,393   1,539,239
    CSP, Inc.                                               2,797      21,201
    CTS Corp.                                              56,634   1,007,519
*   CyberOptics Corp.                                      10,031      75,433
    Daktronics, Inc.                                       73,390     955,538
#*  Datalink Corp.                                         35,705     458,452
*   Dealertrack Technologies, Inc.                         75,751   3,461,063
#*  Demand Media, Inc.                                     49,159     204,501
*   Dice Holdings, Inc.                                   100,155     766,186
#   Diebold, Inc.                                         108,300   4,073,163
*   Digi International, Inc.                               40,813     361,603
#   Digimarc Corp.                                          9,758     322,209
*   Digital River, Inc.                                    59,850     915,106
*   Diodes, Inc.                                           75,992   2,003,909
#*  Document Security Systems, Inc.                         5,000       6,350
#*  Dolby Laboratories, Inc. Class A                       63,150   2,516,527
*   Dot Hill Systems Corp.                                 71,103     293,655
*   DSP Group, Inc.                                        31,722     252,507
    DST Systems, Inc.                                      72,821   6,713,368
#*  DTS, Inc.                                              27,939     519,945
#   EarthLink Holdings Corp.                              160,358     546,821
*   eBay, Inc.                                            251,850  13,053,385
#   Ebix, Inc.                                             58,742     926,949
#*  Echelon Corp.                                          19,608      50,785
*   EchoStar Corp. Class A                                 72,681   3,267,738
*   Edgewater Technology, Inc.                             10,488      74,255
#*  Elecsys Corp.                                             376       5,099
#   Electro Rent Corp.                                     38,351     619,369
    Electro Scientific Industries, Inc.                    41,652     353,209
*   Electronic Arts, Inc.                                 101,239   2,865,064
*   Electronics for Imaging, Inc.                          80,322   3,035,368
#*  Ellie Mae, Inc.                                        21,253     518,361
#*  eMagin Corp.                                           12,094      29,147

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
    EMC Corp.                                             1,136,231 $29,314,760
#*  Emcore Corp.                                             33,414     161,390
*   Emulex Corp.                                            159,365   1,139,460
*   Entegris, Inc.                                          231,042   2,562,256
#*  Entropic Communications, Inc.                           138,368     510,578
*   Envestnet, Inc.                                          15,854     584,220
*   EPAM Systems, Inc.                                       46,156   1,436,836
    EPIQ Systems, Inc.                                       59,621     762,553
*   ePlus, Inc.                                              12,730     637,009
#*  Equinix, Inc.                                            32,137   6,035,650
*   Euronet Worldwide, Inc.                                  83,419   3,836,440
#*  Exar Corp.                                               81,869     885,823
#*  ExlService Holdings, Inc.                                54,236   1,534,608
*   Extreme Networks, Inc.                                  155,567     889,843
*   F5 Networks, Inc.                                        22,500   2,366,325
*   Fabrinet                                                 25,572     552,355
#   FactSet Research Systems, Inc.                           25,182   2,681,883
    Fair Isaac Corp.                                         62,297   3,563,388
#*  Fairchild Semiconductor International, Inc.             222,324   2,830,185
#*  FalconStor Software, Inc.                                50,770      77,170
*   FARO Technologies, Inc.                                  29,692   1,184,711
    FEI Co.                                                  55,099   4,381,472
    Fidelity National Information Services, Inc.            297,338  15,886,769
#*  Finisar Corp.                                           164,974   4,314,070
#*  First Solar, Inc.                                       166,287  11,222,710
*   Fiserv, Inc.                                            202,066  12,281,571
*   FleetCor Technologies, Inc.                               3,388     386,672
    FLIR Systems, Inc.                                      202,624   6,897,321
*   FormFactor, Inc.                                         94,433     542,990
#   Forrester Research, Inc.                                 34,676   1,228,571
*   Fortinet, Inc.                                           24,220     532,356
#*  Freescale Semiconductor, Ltd.                           102,749   2,257,396
*   Frequency Electronics, Inc.                              10,710     114,115
#*  Fusion-io, Inc.                                             300       2,589
*   Gartner, Inc.                                            38,338   2,643,022
*   Genpact, Ltd.                                           234,177   3,948,224
#*  GigOptix, Inc.                                            3,988       6,341
*   Global Cash Access Holdings, Inc.                       114,399     755,033
    Global Payments, Inc.                                   103,620   6,924,925
#   Globalscape, Inc.                                        11,741      29,000
*   Google, Inc. Class A                                     34,906  18,670,521
*   Google, Inc. Class C                                     33,306  17,540,938
*   GSE Systems, Inc.                                        19,854      34,744
*   GSI Group, Inc.                                          50,058     607,704
#*  GSI Technology, Inc.                                     37,756     239,751
#*  GT Advanced Technologies, Inc.                          125,682   2,087,578
#*  Guidance Software, Inc.                                  17,697     162,989
*   Guidewire Software, Inc.                                  2,214      83,601
    Hackett Group, Inc. (The)                                60,552     363,312
*   Harmonic, Inc.                                          177,547   1,248,155
    Harris Corp.                                             87,438   6,428,442
#   Heartland Payment Systems, Inc.                          43,083   1,763,818

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
    Hewlett-Packard Co.                                   1,806,885 $59,735,618
    Hittite Microwave Corp.                                  40,549   2,406,989
#*  Hutchinson Technology, Inc.                              31,174      86,664
    IAC/InterActiveCorp                                     165,687  10,981,734
*   ID Systems, Inc.                                         15,829      89,117
*   Identive Group, Inc.                                     25,290      21,496
#*  IEC Electronics Corp.                                     9,658      42,978
*   iGATE Corp.                                              61,319   2,244,275
*   II-VI, Inc.                                              99,130   1,427,472
*   Ikanos Communications, Inc.                              23,895      14,218
#*  Imation Corp.                                            54,588     235,820
#*  Immersion Corp.                                          28,268     320,559
#*  Infinera Corp.                                          199,026   1,783,273
*   Informatica Corp.                                        42,728   1,514,708
*   Ingram Micro, Inc. Class A                              270,020   7,279,739
*   Innodata, Inc.                                           31,335     105,599
*   Inphi Corp.                                              35,425     523,936
*   Insight Enterprises, Inc.                                80,314   2,097,802
*   Integrated Device Technology, Inc.                      244,054   2,848,110
*   Integrated Silicon Solution, Inc.                        47,624     688,643
    Intel Corp.                                           3,577,014  95,470,504
*   Intellicheck Mobilisa, Inc.                               7,700       5,236
*   Interactive Intelligence Group, Inc.                     20,026   1,253,027
#   InterDigital, Inc.                                       38,866   1,349,428
#*  Internap Network Services Corp.                          89,721     602,925
    International Business Machines Corp.                   159,105  31,259,359
#*  International Rectifier Corp.                           123,835   3,224,663
*   Interphase Corp.                                          5,636      30,716
    Intersil Corp. Class A                                  214,564   2,647,720
#*  inTEST Corp.                                              3,806      15,719
*   Intevac, Inc.                                            31,727     255,402
*   IntraLinks Holdings, Inc.                                 7,168      65,587
*   IntriCon Corp.                                            8,894      58,789
    Intuit, Inc.                                             48,836   3,699,327
#*  Inuvo, Inc.                                               3,679       2,833
#*  InvenSense, Inc.                                          4,750     102,267
#*  IPG Photonics Corp.                                      66,639   4,306,879
*   Iteris, Inc.                                             12,775      24,783
#*  Itron, Inc.                                              61,554   2,339,052
*   Ixia                                                    122,922   1,526,691
    IXYS Corp.                                               47,132     508,554
#   j2 Global, Inc.                                          85,185   3,949,177
    Jabil Circuit, Inc.                                     354,338   6,115,874
    Jack Henry & Associates, Inc.                            86,922   4,794,618
*   JDS Uniphase Corp.                                      315,326   3,995,180
*   Juniper Networks, Inc.                                  549,843  13,575,624
*   Kemet Corp.                                              66,332     332,323
*   Key Tronic Corp.                                         14,320     150,074
    KLA-Tencor Corp.                                        120,499   7,710,731
*   Knowles Corp.                                            65,185   1,820,617
#*  Kopin Corp.                                              98,511     321,146
*   Kulicke & Soffa Industries, Inc.                        127,702   1,878,496

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
*   KVH Industries, Inc.                                     26,340 $   355,853
*   Lam Research Corp.                                      156,502   9,016,080
*   Lattice Semiconductor Corp.                             190,322   1,602,511
#   Leidos Holdings, Inc.                                   144,206   5,370,231
#   Lexmark International, Inc. Class A                     105,325   4,528,975
*   LGL Group, Inc. (The)                                     2,633      12,902
*   Limelight Networks, Inc.                                150,081     310,668
    Linear Technology Corp.                                  83,798   3,729,011
*   Lionbridge Technologies, Inc.                            94,593     556,207
*   Liquidity Services, Inc.                                  4,258      73,450
    Littelfuse, Inc.                                         39,389   3,566,674
#*  LogMeIn, Inc.                                             1,762      80,083
*   LoJack Corp.                                             43,904     248,936
    LSI Corp.                                               266,959   2,973,923
*   LTX-Credence Corp.                                       78,246     753,509
*   M/A-COM Technology Solutions Holdings, Inc.               1,751      30,660
*   Magnachip Semiconductor Corp.                            60,645     849,030
*   Management Network Group, Inc.                            3,573      14,614
*   Manhattan Associates, Inc.                              134,204   4,231,452
#   ManTech International Corp. Class A                      38,274   1,141,713
    Marchex, Inc. Class B                                    38,409     355,283
    Marvell Technology Group, Ltd.                          501,434   7,952,743
    MasterCard, Inc. Class A                                129,581   9,530,683
*   Mattersight Corp.                                         5,001      31,556
*   Mattson Technology, Inc.                                 81,264     161,715
    Maxim Integrated Products, Inc.                         182,408   5,917,316
    MAXIMUS, Inc.                                           112,800   4,801,896
*   MaxLinear, Inc. Class A                                  18,275     143,824
#*  Maxwell Technologies, Inc.                               44,438     669,236
#*  Measurement Specialties, Inc.                            27,240   1,752,894
#*  Mediabistro, Inc.                                           942       1,074
    Mentor Graphics Corp.                                   192,026   3,974,938
#*  Mercury Systems, Inc.                                    46,684     651,709
#   Mesa Laboratories, Inc.                                   6,175     529,197
    Methode Electronics, Inc.                                63,895   1,772,447
    Micrel, Inc.                                             97,988     975,960
#   Microchip Technology, Inc.                              106,961   5,084,926
*   Micron Technology, Inc.                               1,086,356  28,375,619
*   MICROS Systems, Inc.                                     59,747   3,076,970
*   Microsemi Corp.                                         160,256   3,769,221
    Microsoft Corp.                                       1,623,715  65,598,086
    MKS Instruments, Inc.                                    91,193   2,567,083
    MOCON, Inc.                                               8,521     136,166
#*  ModusLink Global Solutions, Inc.                         57,190     231,048
*   MoneyGram International, Inc.                            20,083     265,096
*   Monolithic Power Systems, Inc.                           59,761   2,217,133
    Monotype Imaging Holdings, Inc.                          58,179   1,536,507
*   Monster Worldwide, Inc.                                 170,844   1,177,115
#*  MoSys, Inc.                                              65,993     258,033
    Motorola Solutions, Inc.                                 63,769   4,054,433
*   Move, Inc.                                               61,085     652,999
#   MTS Systems Corp.                                        24,108   1,554,243

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                          SHARES    VALUE+
                                                          ------- -----------
Information Technology -- (Continued)
*   Multi-Fineline Electronix, Inc.                        34,615 $   428,534
#*  Nanometrics, Inc.                                      38,535     626,579
*   NAPCO Security Technologies, Inc.                      17,222     100,576
#   National Instruments Corp.                             36,646   1,000,802
*   NCI, Inc. Class A                                      10,441     104,097
*   NCR Corp.                                             134,305   4,097,646
    NetApp, Inc.                                          240,733   8,572,502
#*  NETGEAR, Inc.                                          61,975   2,001,792
#*  Netlist, Inc.                                          31,529      51,077
*   Netscout Systems, Inc.                                 69,780   2,718,629
#*  NetSuite, Inc.                                         15,289   1,181,993
#*  NeuStar, Inc. Class A                                  56,098   1,442,841
*   Newport Corp.                                          64,300   1,201,124
#*  Newtek Business Services, Inc.                         14,356      39,623
    NIC, Inc.                                              37,300     684,082
*   Novatel Wireless, Inc.                                 48,740      88,219
#*  Nuance Communications, Inc.                           212,058   3,412,013
#*  Numerex Corp. Class A                                  18,298     187,554
    NVIDIA Corp.                                          406,868   7,514,852
*   Oclaro, Inc.                                          106,869     363,355
*   OmniVision Technologies, Inc.                          90,827   1,773,851
*   ON Semiconductor Corp.                                610,478   5,744,598
#*  Onvia, Inc.                                             1,484       7,739
*   OpenTable, Inc.                                         3,827     257,021
*   Oplink Communications, Inc.                            31,981     548,154
    Optical Cable Corp.                                     8,150      30,888
    Oracle Corp.                                          676,733  27,664,845
*   OSI Systems, Inc.                                      35,144   1,961,387
#*  Overland Storage, Inc.                                    213         743
#*  Pandora Media, Inc.                                     7,765     181,856
*   PAR Technology Corp.                                   17,200      83,076
#   Park Electrochemical Corp.                             30,476     812,490
#*  Parkervision, Inc.                                      3,828      17,456
    Paychex, Inc.                                         136,776   5,718,605
    PC Connection, Inc.                                    37,385     748,074
    PC-Tel, Inc.                                           30,780     253,935
#*  PCM, Inc.                                              14,131     147,245
*   PDF Solutions, Inc.                                    41,437     777,772
    Pegasystems, Inc.                                      16,098     266,744
#   Perceptron, Inc.                                       10,412     122,862
*   Perficient, Inc.                                       58,442   1,067,735
*   Pericom Semiconductor Corp.                            34,672     279,803
*   Photronics, Inc.                                       99,710     865,483
#*  Pixelworks, Inc.                                       17,904      91,848
#*  Planar Systems, Inc.                                   19,314      42,491
    Plantronics, Inc.                                      75,860   3,305,220
*   Plexus Corp.                                           56,530   2,369,738
*   PLX Technology, Inc.                                   60,258     349,496
*   PMC-Sierra, Inc.                                      348,768   2,385,573
*   Polycom, Inc.                                         280,602   3,451,405
    Power Integrations, Inc.                               42,415   2,003,260
*   PRGX Global, Inc.                                      39,286     252,609

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                          SHARES    VALUE+
                                                          ------- -----------
Information Technology -- (Continued)
#*  Procera Networks, Inc.                                 10,759 $    99,628
*   Progress Software Corp.                                95,302   2,045,181
*   PROS Holdings, Inc.                                    13,580     372,092
*   PTC, Inc.                                             152,394   5,390,176
*   Pulse Electronics Corp.                                    18          59
    QAD, Inc. Class A                                      13,973     266,186
    QAD, Inc. Class B                                       5,440      84,810
*   QLogic Corp.                                          150,920   1,747,654
    QUALCOMM, Inc.                                        270,476  21,289,166
*   Qualstar Corp.                                          8,094      12,222
#*  Quantum Corp.                                         185,179     199,993
#*  QuickLogic Corp.                                       18,388      86,975
*   QuinStreet, Inc.                                       15,854      96,709
*   Qumu Corp.                                             13,779     185,328
#*  Rackspace Hosting, Inc.                                20,042     581,619
*   Radisys Corp.                                          40,860     130,752
#*  Rambus, Inc.                                          194,593   2,352,629
#*  RealD, Inc.                                            38,278     419,527
*   RealNetworks, Inc.                                     50,719     382,421
#*  RealPage, Inc.                                         17,625     312,844
*   Red Hat, Inc.                                          54,458   2,649,382
#*  Reis, Inc.                                             16,269     267,788
*   Relm Wireless Corp.                                     4,040      13,009
#*  Remark Media, Inc.                                      1,990      11,462
#   RF Industries, Ltd.                                    10,694      65,340
*   RF Micro Devices, Inc.                                468,193   3,951,549
#   Richardson Electronics, Ltd.                           20,031     200,711
*   Riverbed Technology, Inc.                             145,957   2,838,864
#*  Rofin-Sinar Technologies, Inc.                         42,160     935,952
*   Rogers Corp.                                           27,969   1,678,699
*   Rosetta Stone, Inc.                                    37,189     442,921
*   Rovi Corp.                                            164,204   3,660,107
#*  Rubicon Technology, Inc.                               33,298     337,309
#*  Rudolph Technologies, Inc.                             52,178     475,342
*   Saba Software, Inc.                                    27,173     298,903
*   Salesforce.com, Inc.                                   72,800   3,760,120
    SanDisk Corp.                                         133,559  11,348,508
*   Sanmina Corp.                                         141,050   2,856,262
*   Sapient Corp.                                         226,185   3,680,030
*   ScanSource, Inc.                                       44,393   1,705,135
#   Science Applications International Corp.               74,316   2,898,324
*   Seachange International, Inc.                          54,135     507,245
    Seagate Technology P.L.C.                             292,776  15,394,162
*   Selectica, Inc.                                           538       3,201
*   Semtech Corp.                                         108,911   2,611,686
#*  Sevcon, Inc.                                            1,585      17,261
*   ShoreTel, Inc.                                         99,589     751,897
*   Sigma Designs, Inc.                                    51,332     193,522
#*  Silicon Graphics International Corp.                   36,240     437,779
*   Silicon Image, Inc.                                   133,793     750,579
*   Silicon Laboratories, Inc.                             72,009   3,236,805
*   Skyworks Solutions, Inc.                              272,631  11,191,503

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                          SHARES    VALUE+
                                                          ------- -----------
Information Technology -- (Continued)
*   Smith Micro Software, Inc.                             43,203 $    71,717
*   SMTC Corp.                                              1,900       2,907
*   SolarWinds, Inc.                                       28,047   1,130,855
    Solera Holdings, Inc.                                  14,470     937,367
#*  Sonic Foundry, Inc.                                       619       6,351
#*  Sonus Networks, Inc.                                  490,866   1,605,132
*   Spansion, Inc. Class A                                 95,073   1,695,152
#*  Spark Networks, Inc.                                   11,997      54,346
#*  Speed Commerce, Inc.                                   45,303     149,500
*   SS&C Technologies Holdings, Inc.                      110,081   4,284,353
*   Stamps.com, Inc.                                       26,538     921,134
*   StarTek, Inc.                                          16,081     111,763
#*  Stratasys, Ltd.                                        51,495   4,988,321
#*  SunEdison, Inc.                                       340,293   6,543,834
#*  SunPower Corp.                                        188,978   6,315,645
*   Super Micro Computer, Inc.                             65,217   1,327,818
#*  support.com, Inc.                                      85,790     211,901
*   Sykes Enterprises, Inc.                                74,807   1,480,431
    Symantec Corp.                                        504,655  10,234,403
#*  Synaptics, Inc.                                        56,369   3,503,333
#*  Synchronoss Technologies, Inc.                         64,504   1,963,502
*   SYNNEX Corp.                                           63,020   4,246,288
*   Synopsys, Inc.                                         98,578   3,708,504
#*  Syntel, Inc.                                           20,935   1,681,499
#*  Take-Two Interactive Software, Inc.                   306,940   6,255,437
    TE Connectivity, Ltd.                                 220,600  13,010,988
*   Tech Data Corp.                                        65,238   4,076,723
*   TeleCommunication Systems, Inc. Class A                80,413     205,053
*   Telenav, Inc.                                          57,342     351,506
*   TeleTech Holdings, Inc.                                88,104   2,125,950
#*  Teradata Corp.                                         30,060   1,366,528
#*  Teradyne, Inc.                                        330,776   5,844,812
#   Tessco Technologies, Inc.                              14,125     464,571
    Tessera Technologies, Inc.                             89,148   1,955,016
    Texas Instruments, Inc.                               170,372   7,743,407
    TheStreet, Inc.                                        30,782      79,110
*   TIBCO Software, Inc.                                   51,980   1,020,367
*   TiVo, Inc.                                             66,288     786,176
    Total System Services, Inc.                           251,901   8,002,895
    Transact Technologies, Inc.                            12,325     131,754
*   Trimble Navigation, Ltd.                               45,590   1,752,024
*   Trio Tech International                                 3,963      12,464
*   TriQuint Semiconductor, Inc.                          272,056   3,857,754
*   TSR, Inc.                                                 751       2,276
*   TTM Technologies, Inc.                                117,114     924,029
*   Tyler Technologies, Inc.                               31,179   2,545,765
*   Ultimate Software Group, Inc. (The)                     6,001     717,900
#*  Ultra Clean Holdings, Inc.                             33,882     288,675
#*  Ultratech, Inc.                                        45,332   1,206,738
*   Unisys Corp.                                           50,672   1,234,877
    United Online, Inc.                                    22,542     267,123
#*  Unwired Planet, Inc.                                   83,139     189,557

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                        SHARES       VALUE+
                                                       --------- --------------
Information Technology -- (Continued)
#*  USA Technologies, Inc.                                16,331 $       32,989
*   UTStarcom Holdings Corp.                              23,800         73,542
#*  Veeco Instruments, Inc.                               62,256      2,301,604
*   VeriFone Systems, Inc.                               179,648      6,007,429
*   Verint Systems, Inc.                                  61,907      2,709,669
#*  VeriSign, Inc.                                        39,976      1,886,068
#*  ViaSat, Inc.                                          69,289      4,449,047
#*  Viasystems Group, Inc.                                26,304        316,174
*   Vicon Industries, Inc.                                 3,400          9,928
*   Video Display Corp.                                   10,670         37,025
*   Virtusa Corp.                                         54,146      1,785,194
    Visa, Inc. Class A                                   196,429     39,798,480
#   Vishay Intertechnology, Inc.                         228,400      3,247,848
*   Vishay Precision Group, Inc.                          24,604        399,323
#*  VistaPrint NV                                         36,517      1,441,326
#*  VMware, Inc. Class A                                   8,843        818,066
*   Wave Systems Corp. Class A                             2,000          2,300
    Wayside Technology Group, Inc.                         5,310         85,810
#*  Web.com Group, Inc.                                   74,635      2,292,041
#*  WebMD Health Corp.                                    71,197      3,139,076
#*  Westell Technologies, Inc. Class A                    72,666        236,891
    Western Digital Corp.                                226,163     19,931,745
#   Western Union Co. (The)                               89,952      1,427,538
*   WEX, Inc.                                             43,750      4,198,687
#*  Wireless Telecom Group, Inc.                           9,995         23,688
    Xerox Corp.                                        1,425,143     17,229,979
    Xilinx, Inc.                                         142,458      6,722,593
*   XO Group, Inc.                                        44,911        476,955
*   Yahoo!, Inc.                                         235,142      8,453,355
*   Zebra Technologies Corp. Class A                      86,754      6,024,198
#*  Zillow, Inc. Class A                                     104         11,305
#*  Zix Corp.                                            103,966        341,008
*   Zygo Corp.                                            29,601        569,523
#*  Zynga, Inc. Class A                                1,067,775      4,324,489
                                                                 --------------
Total Information Technology                                      1,757,627,848
                                                                 --------------
Materials -- (4.7%)
    A Schulman, Inc.                                      48,680      1,748,586
*   AEP Industries, Inc.                                   9,259        329,806
    Air Products & Chemicals, Inc.                        35,450      4,166,084
    Airgas, Inc.                                          60,813      6,461,989
    Albemarle Corp.                                       96,194      6,448,846
    Alcoa, Inc.                                        1,148,859     15,475,131
    Allegheny Technologies, Inc.                         187,672      7,732,086
#*  Allied Nevada Gold Corp.                              17,205         58,325
#*  AM Castle & Co.                                       37,054        455,023
    AMCOL International Corp.                             52,152      2,391,169
*   American Biltrite, Inc.                                   36         15,120
#   American Vanguard Corp.                               49,377        879,404
    Ampco-Pittsburgh Corp.                                14,266        285,748
    Aptargroup, Inc.                                      86,811      5,852,798
#*  Arabian American Development Co.                      13,281        145,161

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                          SHARES    VALUE+
                                                          ------- -----------
Materials -- (Continued)
    Ashland, Inc.                                          89,686 $ 8,663,668
    Avery Dennison Corp.                                  187,741   9,135,477
#   Axiall Corp.                                          114,922   5,355,365
    Balchem Corp.                                          28,034   1,736,706
    Ball Corp.                                             57,687   3,241,433
    Bemis Co., Inc.                                       169,804   6,832,913
    Cabot Corp.                                           106,763   6,170,901
*   Calgon Carbon Corp.                                    94,122   1,885,264
#   Carpenter Technology Corp.                             89,784   5,638,435
    Celanese Corp. Series A                                41,738   2,563,965
*   Century Aluminum Co.                                  155,129   2,133,024
    CF Industries Holdings, Inc.                           75,110  18,414,719
    Chase Corp.                                            11,789     367,109
*   Chemtura Corp.                                        165,714   3,695,422
*   Clearwater Paper Corp.                                 35,564   2,183,274
#   Cliffs Natural Resources, Inc.                        269,008   4,766,822
#*  Codexis, Inc.                                          13,246      22,518
*   Coeur Mining, Inc.                                    145,280   1,258,125
    Commercial Metals Co.                                 196,815   3,778,848
    Compass Minerals International, Inc.                   17,975   1,646,510
#*  Contango ORE, Inc.                                      1,821      21,670
*   Continental Materials Corp.                             1,019      18,857
*   Core Molding Technologies, Inc.                        11,130     133,671
*   Crown Holdings, Inc.                                   37,000   1,745,290
    Cytec Industries, Inc.                                 73,731   7,028,039
#   Deltic Timber Corp.                                    16,051     975,098
    Domtar Corp.                                           59,170   5,524,111
    Dow Chemical Co. (The)                                627,320  31,303,268
    Eagle Materials, Inc.                                  69,674   5,805,934
    Eastman Chemical Co.                                  150,274  13,099,385
    Ecolab, Inc.                                           61,063   6,389,632
    EI du Pont de Nemours & Co.                           135,944   9,151,750
*   Ferro Corp.                                           169,520   2,200,370
#*  Flotek Industries, Inc.                                63,053   1,766,115
    FMC Corp.                                              50,195   3,865,015
    Freeport-McMoRan Copper & Gold, Inc.                  601,729  20,681,426
    Friedman Industries, Inc.                              13,567     116,405
#   FutureFuel Corp.                                       53,938   1,082,536
#*  General Moly, Inc.                                    142,545     156,800
    Globe Specialty Metals, Inc.                          130,087   2,521,086
#*  Golden Minerals Co.                                    19,506      13,654
*   Graphic Packaging Holding Co.                         540,426   5,544,771
    Greif, Inc. Class A                                    42,501   2,303,129
#   Greif, Inc. Class B                                    28,377   1,668,851
#   Hawkins, Inc.                                          16,367     592,485
    Haynes International, Inc.                             19,905   1,055,960
    HB Fuller Co.                                          86,344   4,000,318
*   Headwaters, Inc.                                       95,811   1,195,721
#   Hecla Mining Co.                                      451,137   1,384,991
#*  Horsehead Holding Corp.                                82,151   1,280,734
    Huntsman Corp.                                        405,250  10,151,512
    Innophos Holdings, Inc.                                37,426   2,112,323

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                          SHARES    VALUE+
                                                          ------- -----------
Materials -- (Continued)
#   Innospec, Inc.                                         40,077 $ 1,725,716
    International Flavors & Fragrances, Inc.               17,200   1,694,544
    International Paper Co.                               256,800  11,979,720
#*  Intrepid Potash, Inc.                                 102,060   1,663,578
#   Kaiser Aluminum Corp.                                  29,817   2,099,117
*   KapStone Paper and Packaging Corp.                    163,988   4,326,003
    KMG Chemicals, Inc.                                    17,877     279,060
    Koppers Holdings, Inc.                                 16,119     688,281
*   Kraton Performance Polymers, Inc.                      53,243   1,386,980
#   Kronos Worldwide, Inc.                                 84,537   1,323,004
#*  Landec Corp.                                           42,497     504,014
#*  Louisiana-Pacific Corp.                               217,242   3,560,596
*   LSB Industries, Inc.                                   36,702   1,401,649
    LyondellBasell Industries NV Class A                  200,783  18,572,427
#   Martin Marietta Materials, Inc.                        54,831   6,817,138
    Materion Corp.                                         35,128   1,182,057
#*  McEwen Mining, Inc.                                   271,668     652,003
    MeadWestvaco Corp.                                    178,594   6,977,668
#*  Mercer International, Inc.                             78,277     648,134
#*  Metabolix, Inc.                                         1,182       1,217
    Minerals Technologies, Inc.                            60,069   3,573,505
#*  Mines Management, Inc.                                 13,118      16,660
#*  Molycorp, Inc.                                         13,274      63,052
    Monsanto Co.                                           74,391   8,235,084
    Mosaic Co. (The)                                      161,767   8,094,821
    Myers Industries, Inc.                                 59,040   1,104,048
    Neenah Paper, Inc.                                     28,153   1,418,067
#   NewMarket Corp.                                        16,011   5,961,216
    Newmont Mining Corp.                                  257,402   6,391,292
    Noranda Aluminum Holding Corp.                         38,891     138,063
#*  Northern Technologies International Corp.               5,900     124,785
    Nucor Corp.                                           193,946  10,036,705
#   Olin Corp.                                            137,079   3,851,920
#   Olympic Steel, Inc.                                    18,610     490,560
#   OM Group, Inc.                                         51,767   1,516,255
#*  OMNOVA Solutions, Inc.                                 74,995     683,954
*   Owens-Illinois, Inc.                                  267,957   8,515,673
    Packaging Corp. of America                            121,239   8,078,155
#*  Penford Corp.                                          22,102     278,485
    PH Glatfelter Co.                                      63,321   1,615,952
    PolyOne Corp.                                         153,124   5,737,556
    PPG Industries, Inc.                                   23,299   4,511,152
    Praxair, Inc.                                          66,243   8,648,024
    Quaker Chemical Corp.                                  22,856   1,701,172
    Reliance Steel & Aluminum Co.                         116,824   8,273,476
*   Resolute Forest Products, Inc.                          5,403      96,390
    Rock-Tenn Co. Class A                                  71,019   6,790,127
    Rockwood Holdings, Inc.                               108,630   7,718,161
#   Royal Gold, Inc.                                       72,115   4,774,013
    RPM International, Inc.                               169,023   7,210,521
*   RTI International Metals, Inc.                         49,088   1,382,318
#   Schnitzer Steel Industries, Inc. Class A               45,602   1,280,048

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Materials -- (Continued)
      Schweitzer-Mauduit International, Inc.                54,167 $  2,363,848
      Scotts Miracle-Gro Co. (The) Class A                  37,733    2,309,637
      Sealed Air Corp.                                     292,855   10,047,855
#*    Senomyx, Inc.                                         26,984      220,999
      Sensient Technologies Corp.                           86,790    4,690,999
      Sherwin-Williams Co. (The)                            19,100    3,816,944
      Sigma-Aldrich Corp.                                   22,268    2,142,404
      Silgan Holdings, Inc.                                 38,508    1,915,773
#*    Silver Bull Resources, Inc.                            8,400        2,772
#*    Solitario Exploration & Royalty Corp.                  2,615        2,772
      Sonoco Products Co.                                  134,425    5,656,604
#     Southern Copper Corp.                                 25,873      779,812
      Steel Dynamics, Inc.                                 387,917    7,087,244
      Stepan Co.                                            36,797    2,127,971
#*    Stillwater Mining Co.                                199,600    3,149,688
*     SunCoke Energy, Inc.                                 110,706    2,310,434
      Synalloy Corp.                                        11,060      171,430
#*    Texas Industries, Inc.                                46,329    4,016,724
      Tredegar Corp.                                        33,747      702,275
      Tronox, Ltd. Class A                                  88,061    2,157,494
      United States Lime & Minerals, Inc.                    8,386      453,347
#     United States Steel Corp.                            253,794    6,603,720
*     Universal Stainless & Alloy Products, Inc.            10,522      377,635
#     US Silica Holdings, Inc.                              47,828    2,160,391
#     Valhi, Inc.                                          115,784      877,643
      Valspar Corp. (The)                                   86,283    6,302,110
#*    Verso Paper Corp.                                     33,897       92,200
      Vulcan Materials Co.                                 138,741    8,952,957
#     Walter Energy, Inc.                                   58,723      422,806
#     Wausau Paper Corp.                                    84,948    1,015,978
      Westlake Chemical Corp.                              178,816   12,731,699
      Worthington Industries, Inc.                         116,045    4,270,456
*     WR Grace & Co.                                        39,559    3,643,384
      Zep, Inc.                                             32,478      561,545
                                                                   ------------
Total Materials                                                     586,760,347
                                                                   ------------
Other -- (0.0%)
(o)*  Brooklyn Federal Bancorp, Inc. Escrow Shares           7,873           --
(o)*  Concord Camera Corp. Escrow Shares                     2,339           --
(o)*  FRD Acquisition Co. Escrow Shares                      4,235           --
(o)*  Gerber Scientific, Inc. Escrow Shares                 30,731           --
(o)*  Softbrands, Inc. Escrow Shares                        14,700           --
                                                                   ------------
Total Other                                                                  --
                                                                   ------------
Real Estate Investment Trusts -- (0.0%)
      Parkway Properties, Inc.                              29,031      547,524
                                                                   ------------
Telecommunication Services -- (2.2%)
#*    8x8, Inc.                                             64,500      625,650
#*    Alaska Communications Systems Group, Inc.              1,200        2,268
#     Alteva                                                 9,033       54,650
      AT&T, Inc.                                         3,399,091  121,347,549

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                         SHARES      VALUE+
                                                        --------- ------------
Telecommunication Services -- (Continued)
#   Atlantic Tele-Network, Inc.                            23,407 $  1,384,992
#*  Boingo Wireless, Inc.                                  16,070      106,062
*   Cbeyond, Inc.                                          45,512      450,114
#   CenturyLink, Inc.                                     303,450   10,593,439
*   Cincinnati Bell, Inc.                                 262,392      879,013
#   Consolidated Communications Holdings, Inc.             67,471    1,344,022
#   Frontier Communications Corp.                       1,735,609   10,326,874
*   General Communication, Inc. Class A                    64,916      677,723
#*  Hawaiian Telcom Holdco, Inc.                              367        9,770
#   HC2 Holdings, Inc.                                     10,474       41,163
#   HickoryTech Corp.                                      18,507      219,678
    IDT Corp. Class B                                      37,561      594,966
    Inteliquent, Inc.                                      56,276      767,605
#*  Iridium Communications, Inc.                          104,650      698,015
*   Level 3 Communications, Inc.                           96,256    4,141,896
    Lumos Networks Corp.                                   33,623      444,160
#*  NII Holdings, Inc.                                    116,994      100,603
#   NTELOS Holdings Corp.                                  36,307      500,674
*   ORBCOMM, Inc.                                          70,340      441,032
#*  Premiere Global Services, Inc.                         87,044    1,107,200
*   SBA Communications Corp. Class A                       47,294    4,245,109
#   Shenandoah Telecommunications Co.                      38,717    1,085,237
#*  Sprint Corp.                                          674,445    5,732,782
#*  Straight Path Communications, Inc. Class B             17,280      120,960
*   T-Mobile US, Inc.                                     148,152    4,339,372
    Telephone & Data Systems, Inc.                        175,505    4,771,981
*   tw telecom, Inc.                                      122,407    3,756,671
    United States Cellular Corp.                           49,354    2,050,165
    USA Mobility, Inc.                                     36,003      616,731
    Verizon Communications, Inc.                        1,787,444   83,527,258
*   Vonage Holdings Corp.                                 355,357    1,364,571
#   Windstream Holdings, Inc.                           1,040,716    9,439,294
                                                                  ------------
Total Telecommunication Services                                   277,909,249
                                                                  ------------
Utilities -- (1.8%)
    AES Corp.                                             469,870    6,789,621
    AGL Resources, Inc.                                    71,523    3,862,242
#   ALLETE, Inc.                                           47,317    2,449,128
    Alliant Energy Corp.                                   36,568    2,138,497
    Ameren Corp.                                           65,294    2,697,295
    American Electric Power Co., Inc.                      70,433    3,790,000
    American States Water Co.                              45,570    1,383,505
    American Water Works Co., Inc.                         47,969    2,184,029
#   Aqua America, Inc.                                    105,311    2,642,253
#   Artesian Resources Corp. Class A                        5,997      132,054
    Atmos Energy Corp.                                     64,249    3,279,269
#   Avista Corp.                                           69,082    2,220,986
    Black Hills Corp.                                      52,278    3,019,054
#*  Cadiz, Inc.                                             5,844       37,577
    California Water Service Group                         56,064    1,261,440
*   Calpine Corp.                                         370,649    8,498,982
    CenterPoint Energy, Inc.                               99,496    2,463,521

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                          SHARES    VALUE+
                                                          ------- -----------
Utilities -- (Continued)
    Chesapeake Utilities Corp.                             12,198 $   771,645
    Cleco Corp.                                            40,347   2,120,235
    CMS Energy Corp.                                       72,197   2,188,291
    Connecticut Water Service, Inc.                        12,482     405,665
    Consolidated Edison, Inc.                              35,814   2,078,286
    Consolidated Water Co., Ltd.                           20,526     238,512
#   Delta Natural Gas Co., Inc.                             5,328     101,605
    Dominion Resources, Inc.                               88,695   6,433,935
    DTE Energy Co.                                         43,043   3,363,380
    Duke Energy Corp.                                     104,881   7,812,586
#*  Dynegy, Inc.                                           23,958     681,605
    Edison International                                   56,831   3,214,361
    El Paso Electric Co.                                   45,984   1,739,115
    Empire District Electric Co. (The)                     50,226   1,221,496
    Entergy Corp.                                          37,773   2,738,542
    Exelon Corp.                                          115,961   4,062,114
    FirstEnergy Corp.                                      51,922   1,752,368
#   Gas Natural, Inc.                                       5,156      56,200
*   Genie Energy, Ltd. Class B                             32,165     260,537
    Great Plains Energy, Inc.                             111,190   2,983,228
#   Hawaiian Electric Industries, Inc.                    104,140   2,498,319
    IDACORP, Inc.                                          59,474   3,338,870
    Integrys Energy Group, Inc.                            52,641   3,225,840
    ITC Holdings Corp.                                    105,471   3,899,263
#   Laclede Group, Inc. (The)                              38,309   1,816,230
    MDU Resources Group, Inc.                              97,688   3,460,109
#   MGE Energy, Inc.                                       39,189   1,497,804
#   Middlesex Water Co.                                    19,687     400,237
#   National Fuel Gas Co.                                  22,560   1,661,318
#   New Jersey Resources Corp.                             48,373   2,405,589
    NextEra Energy, Inc.                                   64,931   6,483,360
    NiSource, Inc.                                         85,928   3,120,905
    Northeast Utilities                                    86,388   4,082,697
#   Northwest Natural Gas Co.                              28,392   1,256,914
#   NorthWestern Corp.                                     45,053   2,179,664
    NRG Energy, Inc.                                      366,437  11,989,819
    OGE Energy Corp.                                       67,992   2,538,141
    ONE Gas, Inc.                                          38,636   1,413,305
#   Ormat Technologies, Inc.                               65,592   1,749,995
#   Otter Tail Corp.                                       41,004   1,201,417
#   Pepco Holdings, Inc.                                  118,685   3,176,011
    PG&E Corp.                                             57,765   2,632,929
    Piedmont Natural Gas Co., Inc.                         54,488   1,950,126
    Pinnacle West Capital Corp.                            23,500   1,314,825
#   PNM Resources, Inc.                                    93,370   2,584,482
#   Portland General Electric Co.                          75,239   2,518,249
    PPL Corp.                                              90,828   3,028,206
    Public Service Enterprise Group, Inc.                 207,024   8,481,773
    Questar Corp.                                         212,969   5,170,887
#   RGC Resources, Inc.                                     2,942      56,192
#   SCANA Corp.                                            25,601   1,374,262
    Sempra Energy                                          35,520   3,502,627

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                      SHARES        VALUE+
                                                     ---------- ---------------
Utilities -- (Continued)
       SJW Corp.                                         26,109 $       710,948
#      South Jersey Industries, Inc.                     35,886       2,061,651
       Southern Co. (The)                               118,259       5,419,810
       Southwest Gas Corp.                               54,224       2,982,862
#      TECO Energy, Inc.                                125,629       2,256,297
       UGI Corp.                                        200,351       9,354,388
#      UIL Holdings Corp.                                56,770       2,085,162
#      Unitil Corp.                                      17,154         569,513
#      UNS Energy Corp.                                  46,490       2,792,189
       Vectren Corp.                                     50,387       2,044,201
#      Westar Energy, Inc.                               83,807       3,006,995
       WGL Holdings, Inc.                                58,787       2,339,135
#      Wisconsin Energy Corp.                            50,830       2,464,238
       Xcel Energy, Inc.                                113,995       3,633,021
#      York Water Co.                                    14,530         290,745
                                                                ---------------
Total Utilities                                                     231,094,679
                                                                ---------------
TOTAL COMMON STOCKS                                              11,441,267,998
                                                                ---------------
PREFERRED STOCKS -- (0.0%)

Other -- (0.0%)
(o)*   Enron TOPRS Escrow Shares                          1,977              --
                                                                ---------------
RIGHTS/WARRANTS -- (0.0%)
(o)*   Capital Bank Corp. Contingent Value Rights         7,309              --
(o)*   Community Health Systems, Inc. Rights
         01/04/16                                       396,076          23,804
(o)*   Leap Wireless International, Inc. Contingent
         Value Rights                                    89,942         226,654
(o)*   LGL Group, Inc. (The) Warrants 08/06/18           13,165             790
(o)#*  Magnum Hunter Resources Corp. Warrants
         04/15/16                                        22,231              --
(o)*   PhotoMedex, Inc. Contingent Value Warrants
         12/13/14                                           888              --
(o)*   Tejon Ranch Co. Warrants 08/31/16                  4,892          16,633
(o)*   U.S. Concrete, Inc. Warrants Class A 08/31/17        813           4,918
(o)*   U.S. Concrete, Inc. Warrants Class B 08/31/17        813           3,252
                                                                ---------------
TOTAL RIGHTS/WARRANTS                                                   276,051
                                                                ---------------
TEMPORARY CASH INVESTMENTS -- (0.5%)
       State Street Institutional Liquid
         Reserves, 0.074%                            60,382,618      60,382,618
                                                                ---------------

                                                      SHARES/
                                                       FACE
                                                      AMOUNT
                                                       (000)
                                                     ----------
SECURITIES LENDING COLLATERAL -- (8.5%)
(S)@   DFA Short Term Investment Fund                92,686,728   1,072,385,449
                                                                ---------------
TOTAL INVESTMENTS -- (100.0%) (Cost $8,675,132,024)             $12,574,312,116
                                                                ===============

U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                         ------------------------------------------------------
                             LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                         --------------- -------------- ------- ---------------
Common Stocks
   Consumer
     Discretionary       $ 1,498,711,426 $       53,238   --    $ 1,498,764,664
   Consumer Staples          711,365,785             --   --        711,365,785
   Energy                  1,412,995,993             --   --      1,412,995,993
   Financials              2,123,698,674          6,464   --      2,123,705,138
   Health Care             1,229,592,912         53,986   --      1,229,646,898
   Industrials             1,610,849,230            643   --      1,610,849,873
   Information
     Technology            1,757,627,848             --   --      1,757,627,848
   Materials                 586,760,347             --   --        586,760,347
   Other                              --             --   --                 --
   Real Estate
     Investment Trusts           547,524             --   --            547,524
   Telecommunication
     Services                277,909,249             --   --        277,909,249
   Utilities                 231,094,679             --   --        231,094,679
Preferred Stocks
   Other                              --             --   --                 --
Rights/Warrants                       --        276,051   --            276,051
Temporary Cash
  Investments                 60,382,618             --   --         60,382,618
Securities Lending
  Collateral                          --  1,072,385,449   --      1,072,385,449
                         --------------- --------------   --    ---------------
TOTAL                    $11,501,536,285 $1,072,775,831   --    $12,574,312,116
                         =============== ==============   ==    ===============

                         U.S. VECTOR EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                            SHARES   VALUE+
                                                            ------ ----------
COMMON STOCKS -- (88.2%)

Consumer Discretionary -- (11.9%)
*   1-800-Flowers.com, Inc. Class A                         33,345 $  181,730
#   Aaron's, Inc.                                           84,876  2,501,296
#   Abercrombie & Fitch Co. Class A                         10,224    375,834
    Advance Auto Parts, Inc.                                 5,300    642,837
#*  Aeropostale, Inc.                                       25,947    128,957
    AH Belo Corp. Class A                                   21,443    246,809
*   Ambassadors Group, Inc.                                 17,553     74,425
#*  AMC Networks, Inc. Class A                               5,402    354,749
    AMCON Distributing Co.                                     438     35,241
#*  America's Car-Mart, Inc.                                10,824    391,179
*   American Axle & Manufacturing Holdings, Inc.             7,577    133,734
#   American Eagle Outfitters, Inc.                         65,699    759,480
#*  American Public Education, Inc.                         12,481    431,843
*   ANN, Inc.                                               22,590    885,302
*   Apollo Education Group, Inc. Class A                    38,160  1,101,298
#   Arctic Cat, Inc.                                        12,690    518,894
    Ark Restaurants Corp.                                    3,403     72,246
*   Asbury Automotive Group, Inc.                           29,653  1,830,776
*   Ascena Retail Group, Inc.                               74,986  1,289,759
#*  Ascent Capital Group, Inc. Class A                      13,641    938,092
#   Autoliv, Inc.                                              982    100,144
*   AutoNation, Inc.                                        18,588    984,978
*   Ballantyne Strong, Inc.                                 13,009     58,801
#*  Bally Technologies, Inc.                                16,084  1,047,229
#*  Barnes & Noble, Inc.                                    68,629  1,125,516
    Bassett Furniture Industries, Inc.                      10,687    147,374
    Beasley Broadcasting Group, Inc. Class A                 6,377     49,103
*   Beazer Homes USA, Inc.                                  16,707    316,765
#   bebe stores, Inc.                                       87,536    442,057
*   Bed Bath & Beyond, Inc.                                  4,900    304,437
    Best Buy Co., Inc.                                      25,712    666,712
#   Big 5 Sporting Goods Corp.                              26,198    319,878
#*  Big Lots, Inc.                                          16,633    657,003
*   Biglari Holdings, Inc.                                   2,128    912,955
#*  BJ's Restaurants, Inc.                                  23,434    669,041
#*  Blue Nile, Inc.                                          1,857     64,494
#   Blyth, Inc.                                             16,340    153,106
    Bob Evans Farms, Inc.                                   29,333  1,374,838
#*  Body Central Corp.                                       7,403      7,699
#   Bon-Ton Stores, Inc. (The)                              16,943    186,373
*   Books-A-Million, Inc.                                   13,630     32,167
    BorgWarner, Inc.                                        14,886    925,016
#   Bowl America, Inc. Class A                               2,839     41,804
#*  Boyd Gaming Corp.                                       88,809  1,049,722
*   Bravo Brio Restaurant Group, Inc.                        8,708    130,359
#*  Bridgepoint Education, Inc.                             32,150    509,577
    Brinker International, Inc.                             13,098    643,636
    Brown Shoe Co., Inc.                                    47,280  1,115,335
    Brunswick Corp.                                         58,855  2,365,382
#   Buckle, Inc. (The)                                       9,525    447,580
*   Buffalo Wild Wings, Inc.                                 7,290  1,065,215

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
*   Build-A-Bear Workshop, Inc.                              18,741 $   210,274
#*  Cabela's, Inc.                                           76,421   5,013,982
#   Cablevision Systems Corp. Class A                        16,209     270,690
#*  Cache, Inc.                                              17,203      45,760
#*  Caesars Acquisition Co. Class A                          27,226     343,048
#*  Caesars Entertainment Corp.                              27,226     502,864
#   Callaway Golf Co.                                        80,530     701,416
*   Cambium Learning Group, Inc.                             42,184      94,492
*   Canterbury Park Holding Corp.                             4,963      55,834
    Capella Education Co.                                    13,153     767,609
*   Career Education Corp.                                   81,077     585,376
#*  CarMax, Inc.                                             26,062   1,140,994
*   Carmike Cinemas, Inc.                                    22,939     680,371
    Carnival Corp.                                           54,494   2,142,159
    Carriage Services, Inc.                                  20,707     333,176
#*  Carrols Restaurant Group, Inc.                           21,299     142,916
    Carter's, Inc.                                           28,571   2,104,540
    Cato Corp. (The) Class A                                 22,224     633,162
*   Cavco Industries, Inc.                                    8,129     633,656
    CBS Corp. Class A                                         5,310     308,776
    CBS Corp. Class B                                        99,468   5,745,272
#*  Central European Media Enterprises, Ltd. Class A         32,474      88,979
#*  Charles & Colvard, Ltd.                                  21,647      46,974
*   Charter Communications, Inc. Class A                        317      42,963
    Cheesecake Factory, Inc. (The)                           37,361   1,677,135
    Cherokee, Inc.                                            3,009      41,735
    Chico's FAS, Inc.                                        29,992     476,273
#   Children's Place Retail Stores, Inc. (The)               22,989   1,103,472
*   Chipotle Mexican Grill, Inc.                              3,000   1,495,500
#   Choice Hotels International, Inc.                         6,967     307,802
*   Christopher & Banks Corp.                                33,498     209,028
    Churchill Downs, Inc.                                    17,733   1,557,489
    Cinemark Holdings, Inc.                                  48,992   1,451,143
*   Citi Trends, Inc.                                        16,558     281,320
    Clear Channel Outdoor Holdings, Inc. Class A             32,196     258,212
*   Coast Distribution System, Inc. (The)                     1,632       5,222
*   Cobra Electronics Corp.                                   7,586      25,034
#   Collectors Universe, Inc.                                 4,583     107,609
#   Columbia Sportswear Co.                                  27,910   2,399,702
    Comcast Corp. Class A                                   336,814  17,433,493
    Comcast Corp. Special Class A                            83,059   4,238,501
#*  Conn's, Inc.                                             35,937   1,589,493
#   Cooper Tire & Rubber Co.                                 53,922   1,356,138
    Core-Mark Holding Co., Inc.                              12,663   1,019,878
#*  Corinthian Colleges, Inc.                                96,264     110,704
    Cracker Barrel Old Country Store, Inc.                   11,055   1,047,351
*   Crocs, Inc.                                              61,619     932,295
#*  Crown Media Holdings, Inc. Class A                       18,563      66,456
    CSS Industries, Inc.                                      4,800     115,056
#   CST Brands, Inc.                                         23,919     780,477
    CTC Media, Inc.                                         102,480     888,502
    Culp, Inc.                                               12,017     216,907

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Consumer Discretionary -- (Continued)
*      Cumulus Media, Inc. Class A                            90,920 $  582,797
#      Dana Holding Corp.                                     67,200  1,422,624
#      Darden Restaurants, Inc.                                5,017    249,395
#*     Deckers Outdoor Corp.                                   9,729    768,105
#*     dELiA*s, Inc.                                          18,616     15,731
*      Delta Apparel, Inc.                                    11,681    177,902
       Destination Maternity Corp.                            13,230    326,252
#*     Destination XL Group, Inc.                             61,304    331,042
       DeVry Education Group, Inc.                            59,686  2,687,661
*      DGSE Cos., Inc.                                         3,503      9,388
       Dick's Sporting Goods, Inc.                             8,194    431,496
       Dillard's, Inc. Class A                                46,706  4,573,919
       DineEquity, Inc.                                       20,183  1,530,073
*      DIRECTV                                                22,304  1,730,790
*      Discovery Communications, Inc. Class A                  5,091    386,407
*      Discovery Communications, Inc. Class B                  1,000     75,120
*      Discovery Communications, Inc. Class C                  4,083    286,341
*      Dixie Group, Inc. (The)                                 9,314    140,362
*      Dollar General Corp.                                      680     38,379
*      Dollar Tree, Inc.                                      13,600    708,152
       Domino's Pizza, Inc.                                   14,558  1,082,824
#*     Dorman Products, Inc.                                  32,268  1,857,023
*      Dover Downs Gaming & Entertainment, Inc.               15,417     22,355
#      DR Horton, Inc.                                       155,647  3,467,815
#*     DreamWorks Animation SKG, Inc. Class A                 73,137  1,757,482
       Drew Industries, Inc.                                  19,924  1,002,576
       DSW, Inc. Class A                                      22,976    767,169
#*     Education Management Corp.                             47,218    187,455
#      Educational Development Corp.                           3,287     12,754
       Einstein Noah Restaurant Group, Inc.                   13,719    210,724
*      Emerson Radio Corp.                                    22,180     45,025
*      Emmis Communications Corp. Class A                      5,300     17,119
#*     Empire Resorts, Inc.                                    3,284     22,233
#*     Entercom Communications Corp. Class A                  34,348    370,958
       Entravision Communications Corp. Class A               40,982    217,614
       Escalade, Inc.                                         12,512    184,177
#      Ethan Allen Interiors, Inc.                            27,900    677,412
#*     Ever-Glory International Group, Inc.                    2,000     14,800
#*     EW Scripps Co. Class A                                 51,043    874,367
       Expedia, Inc.                                          14,450  1,025,805
*      Express, Inc.                                           8,782    127,954
(o)#*  FAB Universal Corp.                                     6,407     14,755
       Family Dollar Stores, Inc.                              8,607    505,661
*      Famous Dave's Of America, Inc.                          6,706    177,642
#*     Federal-Mogul Holdings Corp.                           72,049  1,240,684
*      Fiesta Restaurant Group, Inc.                          12,924    473,148
       Finish Line, Inc. (The) Class A                        52,001  1,431,588
*      Flanigan's Enterprises, Inc.                              300      4,185
       Flexsteel Industries, Inc.                              5,993    205,680
       Foot Locker, Inc.                                     105,891  4,927,108
       Ford Motor Co.                                        103,911  1,678,163
*      Fossil Group, Inc.                                     12,801  1,365,227

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
#   Fred's, Inc. Class A                                     41,518 $  756,458
    Frisch's Restaurants, Inc.                                5,689    134,716
#*  FTD Cos., Inc.                                           21,397    649,185
#*  Fuel Systems Solutions, Inc.                             22,489    235,685
*   Full House Resorts, Inc.                                 15,960     31,840
#*  G-III Apparel Group, Ltd.                                19,582  1,405,400
*   Gaiam, Inc. Class A                                      17,607    129,940
#   GameStop Corp. Class A                                  124,160  4,926,669
*   Gaming Partners International Corp.                       9,358     79,075
    Gannett Co., Inc.                                       166,926  4,535,379
    Gap, Inc. (The)                                          23,608    927,794
#   Garmin, Ltd.                                             10,038    573,170
#*  Geeknet, Inc.                                             1,892     28,002
    General Motors Co.                                      105,392  3,633,916
#*  Genesco, Inc.                                            24,296  1,855,485
    Gentex Corp.                                             14,364    411,816
*   Gentherm, Inc.                                           32,496  1,181,230
#   Genuine Parts Co.                                        10,032    873,988
    GNC Holdings, Inc. Class A                                1,500     67,500
    Goodyear Tire & Rubber Co. (The)                         21,200    534,240
#   Gordmans Stores, Inc.                                     4,385     19,689
    Graham Holdings Co. Class B                               6,442  4,324,064
*   Grand Canyon Education, Inc.                              8,168    352,204
#*  Gray Television, Inc.                                    61,266    689,242
#*  Gray Television, Inc. Class A                             2,300     21,286
#   Group 1 Automotive, Inc.                                 28,788  2,076,478
    Guess?, Inc.                                             17,071    459,381
    H&R Block, Inc.                                          12,252    348,202
*   Hallwood Group, Inc. (The)                                  880     10,789
    Hanesbrands, Inc.                                         7,900    648,511
    Harley-Davidson, Inc.                                    25,800  1,907,652
    Harman International Industries, Inc.                    12,590  1,379,990
#   Harte-Hanks, Inc.                                        64,054    514,994
#   Hasbro, Inc.                                              9,200    508,392
*   Hastings Entertainment, Inc.                              1,695      5,000
    Haverty Furniture Cos., Inc.                             24,284    620,213
    Haverty Furniture Cos., Inc. Class A                      1,796     45,942
*   Helen of Troy, Ltd.                                      36,024  2,258,705
#*  hhgregg, Inc.                                            34,055    293,554
#*  Hibbett Sports, Inc.                                     10,010    539,038
    Hillenbrand, Inc.                                        32,488    987,635
*   Hollywood Media Corp.                                    11,210     14,012
    Home Depot, Inc. (The)                                   14,454  1,149,238
*   HomeAway, Inc.                                            6,300    205,506
#   Hooker Furniture Corp.                                   10,935    151,450
    HSN, Inc.                                                 9,953    577,672
*   Hyatt Hotels Corp. Class A                                6,444    362,668
#*  Iconix Brand Group, Inc.                                 78,132  3,320,610
    International Game Technology                             1,600     20,080
    International Speedway Corp. Class A                     33,740  1,060,786
    Interpublic Group of Cos., Inc. (The)                    44,149    769,076
    Interval Leisure Group, Inc.                             27,192    700,738

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
#*  iRobot Corp.                                             11,711 $  392,318
*   Isle of Capri Casinos, Inc.                              36,851    250,587
#*  ITT Educational Services, Inc.                            2,258     60,966
*   Jack in the Box, Inc.                                    28,568  1,529,531
*   Jaclyn, Inc.                                                400      2,400
#   JAKKS Pacific, Inc.                                       5,955     52,166
*   Jarden Corp.                                            117,655  6,723,983
#*  JC Penney Co., Inc.                                      93,481    796,458
    John Wiley & Sons, Inc. Class A                           8,584    493,237
    John Wiley & Sons, Inc. Class B                           2,087    122,684
    Johnson Controls, Inc.                                   40,164  1,813,003
    Johnson Outdoors, Inc. Class A                           14,083    294,757
*   Jos A Bank Clothiers, Inc.                               24,664  1,592,061
*   Journal Communications, Inc. Class A                     51,347    411,803
#*  K12, Inc.                                                17,693    418,970
*   Kate Spade & Co.                                         10,975    381,601
#   KB Home                                                  74,081  1,223,077
*   Kirkland's, Inc.                                         18,225    311,830
    Kohl's Corp.                                             28,272  1,549,023
*   Kona Grill, Inc.                                          7,282    170,763
    Koss Corp.                                                4,404     20,346
#*  Krispy Kreme Doughnuts, Inc.                             59,310  1,040,297
    L Brands, Inc.                                            6,200    336,040
    La-Z-Boy, Inc.                                           53,633  1,299,528
*   Lakeland Industries, Inc.                                 5,597     39,739
*   Lamar Advertising Co. Class A                            10,244    511,380
#*  Lands' End, Inc.                                         12,242    338,491
    Las Vegas Sands Corp.                                    19,359  1,531,878
#*  LeapFrog Enterprises, Inc.                               47,530    325,580
    Lear Corp.                                                7,593    630,675
*   Learning Tree International, Inc.                        10,875     33,169
#   Leggett & Platt, Inc.                                    32,695  1,074,358
#   Lennar Corp. Class A                                     48,243  1,861,697
    Lennar Corp. Class B                                     17,015    553,328
*   Libbey, Inc.                                              8,069    215,200
*   Liberty Global P.L.C. Class A                             4,816    191,773
*   Liberty Global P.L.C. Class B                               104      4,155
*   Liberty Global P.L.C. Class C                            27,268  1,047,909
*   Liberty Interactive Corp. Class A                       139,222  4,045,791
*   Liberty Interactive Corp. Class B                         4,371    131,676
*   Liberty Media Corp. Class A                              35,948  4,662,815
*   Liberty Media Corp. Class B                                 936    117,417
*   Liberty Ventures Series A                                34,616  2,009,113
*   Liberty Ventures Series B                                   436     25,983
#*  Life Time Fitness, Inc.                                  43,936  2,108,928
    Lifetime Brands, Inc.                                    14,009    267,572
*   LIN Media LLC Class A                                    27,561    645,754
#   Lincoln Educational Services Corp.                       21,067     85,953
    Lithia Motors, Inc. Class A                              23,275  1,728,867
*   Live Nation Entertainment, Inc.                         208,833  4,360,433
*   LKQ Corp.                                                62,498  1,819,942
*   Loral Space & Communications, Inc.                       11,149    802,616

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
    Lowe's Cos., Inc.                                        66,542 $3,054,943
*   Luby's, Inc.                                             28,310    153,440
#*  Lumber Liquidators Holdings, Inc.                         5,098    444,342
*   M/I Homes, Inc.                                          22,045    490,942
    Macy's, Inc.                                             51,241  2,942,771
*   Madison Square Garden Co. (The) Class A                  43,717  2,386,948
    Marcus Corp. (The)                                       21,011    351,514
    Marine Products Corp.                                    30,157    214,115
*   MarineMax, Inc.                                          27,409    440,189
*   Marriott Vacations Worldwide Corp.                       16,391    892,982
*   Martha Stewart Living Omnimedia, Inc. Class A            40,187    157,131
    Mattel, Inc.                                             19,217    753,595
#   Matthews International Corp. Class A                     24,250    978,487
#*  McClatchy Co. (The) Class A                              64,577    353,882
    McDonald's Corp.                                          2,590    262,574
#   MDC Holdings, Inc.                                       47,401  1,308,268
#*  Media General, Inc. Class A                              21,300    326,316
    Men's Wearhouse, Inc. (The)                              55,918  2,649,395
    Meredith Corp.                                           34,849  1,535,795
*   Meritage Homes Corp.                                     35,271  1,360,755
*   MGM Resorts International                               270,134  6,815,481
*   Modine Manufacturing Co.                                 56,739    935,059
*   Mohawk Industries, Inc.                                  18,647  2,469,049
*   Monarch Casino & Resort, Inc.                            18,597    298,296
#   Monro Muffler Brake, Inc.                                20,712  1,168,157
#   Morningstar, Inc.                                         3,175    232,823
*   Motorcar Parts of America, Inc.                          15,959    437,915
    Movado Group, Inc.                                       20,105    789,724
*   MTR Gaming Group, Inc.                                   24,911    126,050
*   Multimedia Games Holding Co., Inc.                       19,081    557,165
*   Murphy USA, Inc.                                         26,834  1,140,445
    NACCO Industries, Inc. Class A                            7,518    402,890
#*  Nathan's Famous, Inc.                                     5,206    256,552
    National American University Holdings, Inc.                 579      2,073
#   National CineMedia, Inc.                                 15,788    239,820
*   Nautilus, Inc.                                           29,587    246,460
*   Netflix, Inc.                                             2,866    922,967
#*  Nevada Gold & Casinos, Inc.                               1,000      1,150
*   New York & Co., Inc.                                     62,415    261,519
#   New York Times Co. (The) Class A                        122,664  1,972,437
    Newell Rubbermaid, Inc.                                  18,588    559,685
*   News Corp. Class A                                       91,336  1,554,539
#*  News Corp. Class B                                        7,250    119,915
#   Nexstar Broadcasting Group, Inc. Class A                  9,086    362,077
    NIKE, Inc. Class B                                        2,400    175,080
*   Nobility Homes, Inc.                                      2,463     27,093
    Nordstrom, Inc.                                             700     42,896
    Nutrisystem, Inc.                                        15,281    229,215
*   NVR, Inc.                                                 1,000  1,077,000
*   O'Reilly Automotive, Inc.                                18,013  2,680,154
*   Office Depot, Inc.                                      550,852  2,252,985
    Omnicom Group, Inc.                                       6,244    422,594

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
#*  Orbitz Worldwide, Inc.                                   64,472 $  473,869
*   Orient-Express Hotels, Ltd. Class A                     113,496  1,486,798
#*  Outerwall, Inc.                                          13,260    919,581
*   Overstock.com, Inc.                                       8,272    132,517
    Oxford Industries, Inc.                                  14,497    956,947
*   P&F Industries, Inc. Class A                              2,014     16,515
#*  Pacific Sunwear of California, Inc.                      60,704    174,828
#*  Panera Bread Co. Class A                                  5,200    795,444
    Papa John's International, Inc.                          15,276    670,005
*   Penn National Gaming, Inc.                               89,283    996,398
    Penske Automotive Group, Inc.                            78,768  3,612,300
*   Pep Boys-Manny, Moe & Jack (The)                         59,363    606,690
*   Perfumania Holdings, Inc.                                 3,665     24,299
*   Perry Ellis International, Inc.                          17,492    264,129
#   PetMed Express, Inc.                                     19,102    250,045
#   PetSmart, Inc.                                           13,036    882,276
#   Pier 1 Imports, Inc.                                     68,065  1,242,867
#*  Pinnacle Entertainment, Inc.                             52,422  1,219,860
*   Point.360                                                 2,600        936
    Polaris Industries, Inc.                                  9,939  1,335,106
    Pool Corp.                                               14,058    829,703
*   Popeyes Louisiana Kitchen, Inc.                           9,550    363,855
*   Priceline Group, Inc. (The)                               1,900  2,199,725
    PulteGroup, Inc.                                        226,172  4,159,303
    PVH Corp.                                                16,764  2,105,055
*   QEP Co., Inc.                                             1,500     27,675
#*  Quiksilver, Inc.                                        178,954  1,148,885
#*  Radio One, Inc. Class D                                  39,577    178,888
#*  RadioShack Corp.                                         89,952    128,631
    Ralph Lauren Corp.                                        2,157    326,505
#*  Reading International, Inc. Class A                      11,759     83,254
*   Red Lion Hotels Corp.                                    20,441    117,536
*   Red Robin Gourmet Burgers, Inc.                          16,700  1,135,266
#   Regal Entertainment Group Class A                        16,249    305,481
#   Regis Corp.                                              66,496    873,757
#   Rent-A-Center, Inc.                                      63,940  1,867,687
#*  Rentrak Corp.                                             4,777    272,241
    RG Barry Corp.                                           18,234    333,318
#*  Rick's Cabaret International, Inc.                       11,061    111,716
    Rocky Brands, Inc.                                        7,186    105,203
    Ross Stores, Inc.                                        11,816    804,433
    Royal Caribbean Cruises, Ltd.                           124,720  6,626,374
#*  Ruby Tuesday, Inc.                                       69,513    535,945
    Ruth's Hospitality Group, Inc.                           34,543    434,896
#   Ryland Group, Inc. (The)                                 42,610  1,635,798
#   Salem Communications Corp. Class A                       18,285    161,091
*   Sally Beauty Holdings, Inc.                              17,750    486,527
#   Scholastic Corp.                                         26,776    881,198
*   Scientific Games Corp. Class A                           87,041  1,042,751
    Scripps Networks Interactive, Inc. Class A                5,300    397,871
#*  Sears Holdings Corp.                                     40,701  1,783,111
#*  Select Comfort Corp.                                     14,500    266,800

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
    Service Corp. International                             200,775 $3,768,547
*   Shiloh Industries, Inc.                                  19,732    389,510
    Shoe Carnival, Inc.                                      23,096    527,513
#*  Shutterfly, Inc.                                         29,705  1,215,826
    Signet Jewelers, Ltd.                                    14,985  1,518,280
#   Sinclair Broadcast Group, Inc. Class A                   30,200    807,246
#*  Sirius XM Holdings, Inc.                                124,278    396,447
    Six Flags Entertainment Corp.                            23,098    927,154
*   Sizmek, Inc.                                             29,997    287,371
*   Skechers U.S.A., Inc. Class A                            43,294  1,774,621
*   Skullcandy, Inc.                                          8,064     62,093
*   Skyline Corp.                                             8,700     44,370
    Sonic Automotive, Inc. Class A                           43,000  1,046,620
#*  Sonic Corp.                                              20,443    389,235
#   Sotheby's                                                14,866    625,264
#*  Spanish Broadcasting System, Inc. Class A                 1,489      9,440
    Spartan Motors, Inc.                                     36,992    196,428
#   Speedway Motorsports, Inc.                               47,584    865,553
*   Sport Chalet, Inc. Class A                                5,873      6,636
#   Stage Stores, Inc.                                       35,337    677,764
    Standard Motor Products, Inc.                            26,988  1,025,274
*   Standard Pacific Corp.                                  118,490    946,735
*   Stanley Furniture Co., Inc.                              13,731     40,095
#   Staples, Inc.                                            71,189    889,862
    Starwood Hotels & Resorts Worldwide, Inc.                12,073    925,395
*   Starz                                                    35,948  1,160,042
*   Starz Class B                                               936     30,242
#   Stein Mart, Inc.                                         46,595    582,437
*   Steiner Leisure, Ltd.                                    11,014    475,474
*   Steven Madden, Ltd.                                      27,921    994,267
*   Stoneridge, Inc.                                         34,684    370,772
    Strattec Security Corp.                                   4,591    306,725
*   Strayer Education, Inc.                                   2,934    125,076
#   Sturm Ruger & Co., Inc.                                  16,895  1,087,193
    Superior Industries International, Inc.                  29,581    625,342
    Superior Uniform Group, Inc.                              9,577    155,722
*   Systemax, Inc.                                           34,554    597,439
*   Tandy Leather Factory, Inc.                               6,870     67,257
    Target Corp.                                             20,714  1,279,089
#*  Tempur Sealy International, Inc.                          7,978    400,336
*   Tenneco, Inc.                                            11,900    712,453
#*  Tesla Motors, Inc.                                          402     83,572
    Texas Roadhouse, Inc.                                    52,649  1,302,536
#   Thor Industries, Inc.                                    22,804  1,388,079
    Tiffany & Co.                                             8,300    726,167
    Time Warner Cable, Inc.                                  29,552  4,180,426
    Time Warner, Inc.                                        97,900  6,506,434
    TJX Cos., Inc. (The)                                     10,244    595,996
*   Toll Brothers, Inc.                                     120,676  4,131,946
*   Tower International, Inc.                                 1,597     44,413
    Town Sports International Holdings, Inc.                 11,460     80,335
    Tractor Supply Co.                                       40,000  2,689,600

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Consumer Discretionary -- (Continued)
#   Trans World Entertainment Corp.                          1,500 $      4,905
#*  Trinity Place Holdings, Inc.                             9,588       60,884
#*  TripAdvisor, Inc.                                       14,450    1,166,693
*   TRW Automotive Holdings Corp.                           14,500    1,165,075
#*  Tuesday Morning Corp.                                   44,074      616,154
#   Tupperware Brands Corp.                                  5,800      492,478
    Twenty-First Century Fox, Inc. Class A                 118,700    3,800,774
    Twenty-First Century Fox, Inc. Class B                  29,000      908,280
*   Ulta Salon Cosmetics & Fragrance, Inc.                  13,373    1,172,946
#*  Under Armour, Inc. Class A                              11,332      554,021
*   Unifi, Inc.                                             20,364      450,859
*   Universal Electronics, Inc.                             18,037      673,682
    Universal Technical Institute, Inc.                     22,150      266,021
#*  UQM Technologies, Inc.                                  24,036       53,120
*   Urban Outfitters, Inc.                                   5,900      210,364
*   US Auto Parts Network, Inc.                             26,854       83,784
    Vail Resorts, Inc.                                      34,827    2,411,073
#   Value Line, Inc.                                         3,839       55,973
*   Valuevision Media, Inc. Class A                         44,612      208,784
    VF Corp.                                                13,052      797,347
    Viacom, Inc. Class A                                     1,129       95,931
    Viacom, Inc. Class B                                    15,300    1,300,194
*   Visteon Corp.                                           10,121      878,604
#*  Vitacost.com, Inc.                                       2,367       15,788
#*  Vitamin Shoppe, Inc.                                    14,085      674,390
*   VOXX International Corp.                                21,635      254,211
    Walking Co. Holdings, Inc. (The)                           272        1,870
    Walt Disney Co. (The)                                  118,253    9,382,193
#   Weight Watchers International, Inc.                      6,975      138,105
*   Wells-Gardner Electronics Corp.                          5,523        9,444
#   Wendy's Co. (The)                                      432,368    3,592,978
*   West Marine, Inc.                                       26,719      285,893
#*  Wet Seal, Inc. (The) Class A                            97,453      110,122
    Weyco Group, Inc.                                        9,446      237,000
    Whirlpool Corp.                                         18,667    2,863,144
    Williams-Sonoma, Inc.                                   10,506      659,987
    Winmark Corp.                                            2,876      218,173
#*  Winnebago Industries, Inc.                              27,360      653,904
#   Wolverine World Wide, Inc.                              33,060      928,986
#   World Wrestling Entertainment, Inc. Class A             12,783      249,268
    Wyndham Worldwide Corp.                                 32,378    2,309,846
    Wynn Resorts, Ltd.                                       2,100      428,169
*   Zagg, Inc.                                              13,860       60,291
#*  Zale Corp.                                              41,647      890,829
#*  Zumiez, Inc.                                            20,966      512,619
                                                                   ------------
Total Consumer Discretionary                                        428,448,654
                                                                   ------------
Consumer Staples -- (4.3%)
#   Alico, Inc.                                              7,844      273,912
*   Alliance One International, Inc.                        93,600      240,552
    Altria Group, Inc.                                      13,203      529,572
    Andersons, Inc. (The)                                   31,248    1,946,438

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Staples -- (Continued)
    Archer-Daniels-Midland Co.                              107,064 $4,681,909
    B&G Foods, Inc.                                          41,320  1,355,296
    Beam, Inc.                                               76,533  6,388,209
#*  Boston Beer Co., Inc. (The) Class A                       1,222    300,661
#*  Boulder Brands, Inc.                                     66,282    978,322
*   Bridgford Foods Corp.                                     3,414     33,816
    Brown-Forman Corp. Class A                                3,808    339,407
    Brown-Forman Corp. Class B                                2,461    220,801
    Bunge, Ltd.                                              80,340  6,399,081
#   Cal-Maine Foods, Inc.                                    20,124  1,199,994
    Calavo Growers, Inc.                                     10,058    312,703
#   Casey's General Stores, Inc.                             26,648  1,829,652
    CCA Industries, Inc.                                      4,700     14,241
*   Central Garden and Pet Co.                               20,939    170,234
*   Central Garden and Pet Co. Class A                       39,325    325,218
*   Chiquita Brands International, Inc.                      66,569    764,212
    Church & Dwight Co., Inc.                                10,015    691,135
#   Coca-Cola Bottling Co. Consolidated                       7,453    612,860
    Coca-Cola Enterprises, Inc.                              26,960  1,225,062
#*  Coffee Holding Co., Inc.                                  1,900     13,604
    ConAgra Foods, Inc.                                      21,650    660,541
*   Constellation Brands, Inc. Class A                       47,901  3,824,416
*   Constellation Brands, Inc. Class B                        2,058    162,397
    Costco Wholesale Corp.                                   12,989  1,502,568
#*  Craft Brew Alliance, Inc.                                19,964    298,861
#*  Crimson Wine Group, Ltd.                                 10,667     94,830
    CVS Caremark Corp.                                      113,204  8,232,195
*   Darling International, Inc.                             117,227  2,345,712
#   Dean Foods Co.                                           78,357  1,241,175
#*  Diamond Foods, Inc.                                      13,157    402,209
    Dr Pepper Snapple Group, Inc.                            11,225    622,089
*   Elizabeth Arden, Inc.                                    22,890    840,979
    Energizer Holdings, Inc.                                  6,756    754,578
#*  Farmer Bros. Co.                                         17,123    337,494
    Flowers Foods, Inc.                                      36,564    750,293
#   Fresh Del Monte Produce, Inc.                            66,154  1,911,189
#*  Fresh Market, Inc. (The)                                  1,900     70,490
    General Mills, Inc.                                      16,200    858,924
    Golden Enterprises, Inc.                                  5,537     24,363
    Griffin Land & Nurseries, Inc.                            4,473    130,612
#*  Hain Celestial Group, Inc. (The)                         44,460  3,824,449
#*  Harbinger Group, Inc.                                     8,293     96,696
#   Herbalife, Ltd.                                           7,400    443,852
    Hillshire Brands Co. (The)                                7,100    253,115
    Hormel Foods Corp.                                       18,128    864,524
*   IGI Laboratories, Inc.                                    1,128      5,674
    Ingles Markets, Inc. Class A                             14,627    336,275
    Ingredion, Inc.                                          22,605  1,592,522
    Inter Parfums, Inc.                                      31,754  1,161,879
*   Inventure Foods, Inc.                                       771      9,267
    J&J Snack Foods Corp.                                    14,421  1,349,806
    JM Smucker Co. (The)                                     27,782  2,685,964

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Staples -- (Continued)
    John B. Sanfilippo & Son, Inc.                            8,141 $  187,650
#   Keurig Green Mountain, Inc.                               9,300    871,224
    Kraft Foods Group, Inc.                                  39,110  2,223,795
    Kroger Co. (The)                                         17,415    801,787
#   Lancaster Colony Corp.                                   10,395    986,278
#   Lifeway Foods, Inc.                                       4,839     72,633
#   Limoneira Co.                                                88      2,021
*   Mannatech, Inc.                                           2,569     41,798
    McCormick & Co., Inc.(579780107)                          1,064     75,927
    McCormick & Co., Inc.(579780206)                          8,162    581,134
#*  Medifast, Inc.                                           15,157    479,719
    MGP Ingredients, Inc.                                    17,301    101,038
    Molson Coors Brewing Co. Class A                            534     31,987
    Molson Coors Brewing Co. Class B                         86,345  5,178,110
    Mondelez International, Inc. Class A                    234,487  8,359,462
*   Monster Beverage Corp.                                    2,400    160,704
#*  National Beverage Corp.                                  27,000    520,560
*   Natural Alternatives International, Inc.                  4,748     27,064
    Nu Skin Enterprises, Inc. Class A                        18,507  1,610,109
*   Nutraceutical International Corp.                        11,692    291,365
#   Oil-Dri Corp. of America                                  6,773    226,963
*   Omega Protein Corp.                                      22,324    253,601
#   Orchids Paper Products Co.                                6,226    167,293
*   Pantry, Inc. (The)                                       30,244    454,870
    PepsiCo, Inc.                                             9,195    789,759
    Philip Morris International, Inc.                        36,900  3,152,367
*   Pilgrim's Pride Corp.                                    98,915  2,162,282
*   Post Holdings, Inc.                                      38,552  2,014,727
#   Pricesmart, Inc.                                          8,282    795,403
    Procter & Gamble Co. (The)                              105,525  8,711,089
    Reliv International, Inc.                                 4,579     10,120
#*  Revlon, Inc. Class A                                     13,564    408,819
    Reynolds American, Inc.                                  11,374    641,835
*   Rite Aid Corp.                                           87,461    638,465
    Rocky Mountain Chocolate Factory, Inc.                    5,450     65,127
    Safeway, Inc.                                            51,128  1,741,420
#   Sanderson Farms, Inc.                                    26,032  2,141,653
*   Seaboard Corp.                                              535  1,304,330
#*  Seneca Foods Corp. Class A                                9,936    282,182
*   Seneca Foods Corp. Class B                                1,251     38,206
#   Snyder's-Lance, Inc.                                     66,434  1,764,487
    Spartan Stores, Inc.                                     41,800    900,372
    Spectrum Brands Holdings, Inc.                           52,744  4,052,321
#*  Susser Holdings Corp.                                    22,694  1,756,062
#*  Tofutti Brands, Inc.                                        799      3,188
#   Tootsie Roll Industries, Inc.                            24,597    693,389
*   TreeHouse Foods, Inc.                                    32,732  2,449,663
    Tyson Foods, Inc. Class A                               164,162  6,889,879
#*  United Natural Foods, Inc.                               13,114    905,259
    United-Guardian, Inc.                                     1,872     58,032
#   Universal Corp.                                          26,112  1,424,932
*   USANA Health Sciences, Inc.                               9,355    634,830

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Consumer Staples -- (Continued)
#   Vector Group, Ltd.                                      20,714 $    441,208
    Village Super Market, Inc. Class A                       7,226      174,797
    Wal-Mart Stores, Inc.                                  102,008    8,131,058
    Walgreen Co.                                            34,175    2,320,482
    WD-40 Co.                                                7,242      527,507
#   Weis Markets, Inc.                                      25,516    1,176,032
*   WhiteWave Foods Co. (The) Class A                       72,636    2,011,291
    Whole Foods Market, Inc.                                 9,338      464,099
                                                                   ------------
Total Consumer Staples                                              153,920,593
                                                                   ------------
Energy -- (11.3%)
*   Abraxas Petroleum Corp.                                 18,724      102,233
    Adams Resources & Energy, Inc.                           4,701      338,754
    Alon USA Energy, Inc.                                   61,615    1,003,708
#*  Alpha Natural Resources, Inc.                          255,873    1,100,254
    Anadarko Petroleum Corp.                                78,236    7,746,929
    Apache Corp.                                            63,288    5,493,398
#*  Approach Resources, Inc.                                28,368      588,636
#   Arch Coal, Inc.                                        229,682    1,051,944
*   Atwood Oceanics, Inc.                                   37,029    1,835,157
    Baker Hughes, Inc.                                      68,271    4,772,143
*   Barnwell Industries, Inc.                                7,497       23,053
#*  Basic Energy Services, Inc.                             48,400    1,278,728
#*  Bill Barrett Corp.                                      51,800    1,226,624
*   BioFuel Energy Corp.                                     1,761       13,084
*   Black Ridge Oil and Gas, Inc.                            4,665        4,012
    Bolt Technology Corp.                                    8,848      149,354
*   Bonanza Creek Energy, Inc.                              34,088    1,657,359
#*  BPZ Resources, Inc.                                    129,134      348,662
    Bristow Group, Inc.                                     41,007    3,149,338
#*  C&J Energy Services, Inc.                               52,408    1,575,384
    Cabot Oil & Gas Corp.                                   38,200    1,500,496
#*  Cal Dive International, Inc.                           100,880      149,302
*   Callon Petroleum Co.                                    45,713      419,645
*   Cameron International Corp.                             15,338      996,356
#   CARBO Ceramics, Inc.                                     4,831      675,905
#*  Carrizo Oil & Gas, Inc.                                 47,162    2,594,853
*   Cheniere Energy, Inc.                                    7,686      433,875
    Chesapeake Energy Corp.                                411,342   11,826,082
    Chevron Corp.                                          304,598   38,233,141
    Cimarex Energy Co.                                      40,562    4,831,745
*   Clayton Williams Energy, Inc.                           11,087    1,601,850
#*  Clean Energy Fuels Corp.                                52,155      461,572
*   Cloud Peak Energy, Inc.                                 66,892    1,317,103
*   Cobalt International Energy, Inc.                       10,413      187,434
#   Comstock Resources, Inc.                                53,195    1,478,821
*   Concho Resources, Inc.                                   9,700    1,265,365
    ConocoPhillips                                         202,245   15,028,826
    CONSOL Energy, Inc.                                      8,571      381,495
*   Contango Oil & Gas Co.                                  18,704      898,540
#*  Continental Resources, Inc.                                545       75,493
#   Dawson Geophysical Co.                                   8,719      246,399

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
    Delek US Holdings, Inc.                                  69,766 $ 2,231,814
#   Denbury Resources, Inc.                                 215,040   3,616,973
    Devon Energy Corp.                                       60,023   4,201,610
    DHT Holdings, Inc.                                       10,435      81,497
#   Diamond Offshore Drilling, Inc.                          10,044     548,503
#*  Dresser-Rand Group, Inc.                                  9,100     550,004
*   Dril-Quip, Inc.                                           7,700     871,024
#*  Emerald Oil, Inc.                                        64,405     455,343
#*  Endeavour International Corp.                            48,225     165,894
    Energen Corp.                                             6,952     541,630
#   Energy XXI Bermuda, Ltd.                                 35,447     848,247
*   ENGlobal Corp.                                           25,261      54,059
    EnLink Midstream LLC                                     49,305   1,741,946
    EOG Resources, Inc.                                      40,408   3,959,984
#*  EPL Oil & Gas, Inc.                                      41,163   1,611,120
*   Era Group, Inc.                                          23,893     682,145
*   Escalera Resources Co.                                   10,474      28,594
    Evolution Petroleum Corp.                                11,083     130,779
    Exterran Holdings, Inc.                                  74,370   3,199,397
    Exxon Mobil Corp.                                       436,562  44,708,314
#*  FieldPoint Petroleum Corp.                                3,945      21,776
*   FMC Technologies, Inc.                                    3,200     181,440
*   Gastar Exploration, Inc.                                 45,965     304,748
#*  Geospace Technologies Corp.                               7,312     425,047
#*  Gevo, Inc.                                                8,936       9,204
#   Green Plains Renewable Energy, Inc.                      36,643   1,095,626
*   Gulf Coast Ultra Deep Royalty Trust                      36,391     106,990
    Gulf Island Fabrication, Inc.                            16,224     325,453
    Gulfmark Offshore, Inc. Class A                          31,656   1,424,837
*   Gulfport Energy Corp.                                    20,422   1,504,489
#*  Halcon Resources Corp.                                   45,581     251,607
    Halliburton Co.                                          34,942   2,203,792
#*  Harvest Natural Resources, Inc.                          42,786     192,965
*   Helix Energy Solutions Group, Inc.                      115,965   2,787,799
    Helmerich & Payne, Inc.                                  58,776   6,386,012
#*  Hercules Offshore, Inc.                                 172,813     772,474
    Hess Corp.                                               50,181   4,474,138
*   HKN, Inc.                                                   308      19,252
    HollyFrontier Corp.                                     114,181   6,004,779
#*  Hornbeck Offshore Services, Inc.                         40,598   1,681,975
#*  Houston American Energy Corp.                             1,980         931
#*  Infinity Energy Resources, Inc.                           4,626       5,783
*   ION Geophysical Corp.                                   105,637     464,803
*   Key Energy Services, Inc.                               157,915   1,585,467
    Kinder Morgan, Inc.                                      37,422   1,222,203
    Knightsbridge Tankers, Ltd.                              27,880     333,166
*   Kodiak Oil & Gas Corp.                                   85,777   1,090,226
#   LinnCo LLC                                               55,945   1,541,844
*   Lucas Energy, Inc.                                       15,775       9,894
#*  Magnum Hunter Resources Corp.                           155,038   1,317,823
    Marathon Oil Corp.                                      117,422   4,244,805
    Marathon Petroleum Corp.                                 38,015   3,533,494

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
#*  Matador Resources Co.                                    49,806 $ 1,430,428
*   Matrix Service Co.                                       31,307     969,578
#*  McDermott International, Inc.                           154,605   1,117,794
#*  Mexco Energy Corp.                                        1,236       8,961
#*  Miller Energy Resources, Inc.                               736       3,548
*   Mitcham Industries, Inc.                                 13,274     183,181
    Murphy Oil Corp.                                        107,339   6,808,513
    Nabors Industries, Ltd.                                 272,425   6,952,286
    National Oilwell Varco, Inc.                             72,627   5,703,398
*   Natural Gas Services Group, Inc.                         14,681     450,560
*   Newfield Exploration Co.                                122,198   4,136,402
#*  Newpark Resources, Inc.                                  96,777   1,165,195
    Noble Corp. P.L.C.                                      138,773   4,275,596
    Noble Energy, Inc.                                       24,666   1,770,525
#   Nordic American Tankers, Ltd.                            27,665     238,749
#*  Northern Oil and Gas, Inc.                               67,032   1,034,304
#*  Nuverra Environmental Solutions, Inc.                    18,072     307,405
#*  Oasis Petroleum, Inc.                                    17,007     790,996
    Occidental Petroleum Corp.                              138,481  13,259,556
    Oceaneering International, Inc.                           7,200     527,616
*   Oil States International, Inc.                           15,825   1,537,241
    ONEOK, Inc.                                               3,014     190,545
#*  Overseas Shipholding Group, Inc.                         31,761     181,038
*   Pacific Drilling SA                                       8,521      84,443
#   Panhandle Oil and Gas, Inc. Class A                       8,087     354,615
*   Parker Drilling Co.                                     144,626     958,870
    Patterson-UTI Energy, Inc.                              146,603   4,768,996
*   PDC Energy, Inc.                                         33,769   2,150,072
    Peabody Energy Corp.                                    176,843   3,361,785
*   Penn Virginia Corp.                                      76,615   1,274,874
*   PetroQuest Energy, Inc.                                  68,290     411,106
#*  PHI, Inc. Non-Voting                                     13,372     599,066
#*  PHI, Inc. Voting                                          1,053      44,542
    Phillips 66                                              91,273   7,595,739
*   Pioneer Energy Services Corp.                            74,145   1,109,951
    Pioneer Natural Resources Co.                             8,362   1,616,124
#*  PostRock Energy Corp.                                     1,100       1,507
#*  Pyramid Oil Co.                                           3,478      17,946
    QEP Resources, Inc.                                     128,516   3,944,156
    Range Resources Corp.                                    10,900     985,905
*   Renewable Energy Group, Inc.                             30,961     364,411
#*  Rentech, Inc.                                           182,957     387,869
*   REX American Resources Corp.                             10,393     679,286
*   Rex Energy Corp.                                         52,614   1,108,051
*   RigNet, Inc.                                                576      26,934
#*  Rosetta Resources, Inc.                                  23,527   1,113,768
*   Rowan Cos. P.L.C. Class A                               116,577   3,604,561
#*  Royale Energy, Inc.                                       3,000       8,100
    RPC, Inc.                                                72,669   1,615,432
#*  Sanchez Energy Corp.                                      8,150     230,482
#*  SandRidge Energy, Inc.                                  394,394   2,705,543
    Schlumberger, Ltd.                                       53,868   5,470,295

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Energy -- (Continued)
#   Scorpio Tankers, Inc.                                  122,252 $  1,101,491
#*  SEACOR Holdings, Inc.                                   24,331    2,028,962
    SemGroup Corp. Class A                                  39,273    2,508,759
#   Ship Finance International, Ltd.                        80,785    1,424,240
    SM Energy Co.                                           22,054    1,634,863
*   Southwestern Energy Co.                                 24,519    1,173,970
    Spectra Energy Corp.                                     1,600       63,536
#*  Steel Excel, Inc.                                       11,536      373,766
*   Stone Energy Corp.                                      59,788    2,932,601
    Superior Energy Services, Inc.                         151,906    5,000,746
#*  Swift Energy Co.                                        45,809      564,825
#*  Synergy Resources Corp.                                 38,656      449,956
#*  Synthesis Energy Systems, Inc.                          44,676       77,289
#*  Syntroleum Corp.                                            82          308
    Targa Resources Corp.                                    2,115      228,399
    Teekay Corp.                                            61,537    3,452,841
#*  Tesco Corp.                                             42,945      858,900
    Tesoro Corp.                                           131,157    7,382,828
*   TETRA Technologies, Inc.                                90,540    1,131,750
*   TGC Industries, Inc.                                    20,067      101,539
    Tidewater, Inc.                                         49,266    2,509,117
#   Transocean, Ltd.                                        56,289    2,424,367
#*  Triangle Petroleum Corp.                                84,851      816,267
#*  Ultra Petroleum Corp.                                    9,559      284,858
*   Unit Corp.                                              62,010    4,089,560
#*  Uranium Energy Corp.                                    22,116       23,664
#*  Vaalco Energy, Inc.                                     65,411      603,089
    Valero Energy Corp.                                    104,220    5,958,257
#   W&T Offshore, Inc.                                      74,389    1,428,269
*   Warren Resources, Inc.                                  82,565      418,605
*   Weatherford International, Ltd.                        429,641    9,022,461
#   Western Refining, Inc.                                  94,206    4,097,961
*   Westmoreland Coal Co.                                    2,630       77,874
*   Whiting Petroleum Corp.                                 65,049    4,795,412
*   Willbros Group, Inc.                                    57,282      636,403
    Williams Cos., Inc. (The)                               21,384      901,763
#   World Fuel Services Corp.                               27,654    1,259,363
*   WPX Energy, Inc.                                       174,221    3,707,423
                                                                   ------------
Total Energy                                                        409,000,897
                                                                   ------------
Financials -- (20.5%)
*   1st Constitution Bancorp                                 2,517       26,227
    1st Source Corp.                                        28,570      842,529
    1st United Bancorp, Inc.                                25,437      186,199
#   Access National Corp.                                    8,706      128,414
    ACE, Ltd.                                               45,435    4,648,909
*   Affiliated Managers Group, Inc.                          3,792      751,574
    Aflac, Inc.                                             22,307    1,399,095
    Alexander & Baldwin, Inc.                               62,451    2,330,047
*   Alleghany Corp.                                          8,498    3,467,014
    Alliance Bancorp, Inc. of Pennsylvania                   3,932       61,359
    Allied World Assurance Co. Holdings AG                  34,136    3,676,106

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
      Allstate Corp. (The)                                   86,740 $ 4,939,843
*     Altisource Asset Management Corp.                       1,120   1,095,640
#*    Altisource Portfolio Solutions SA                      11,202   1,161,759
*     American Capital, Ltd.                                305,835   4,584,467
#     American Equity Investment Life Holding Co.            90,553   2,111,696
      American Express Co.                                    9,290     812,225
      American Financial Group, Inc.                        125,705   7,344,943
*     American Independence Corp.                               610       6,667
      American International Group, Inc.                    128,798   6,843,038
#     American National Bankshares, Inc.                      5,991     127,668
      American National Insurance Co.                        21,779   2,448,177
*     American River Bankshares                               4,649      44,444
(o)*  American Spectrum Realty, Inc.                            400         672
      Ameriprise Financial, Inc.                             68,100   7,602,003
*     Ameris Bancorp                                         25,079     533,430
      AMERISAFE, Inc.                                        20,567     877,183
      AmeriServ Financial, Inc.                              17,822      62,021
#     Amtrust Financial Services, Inc.                       62,289   2,408,716
      Aon P.L.C.                                             21,179   1,797,674
#*    Arch Capital Group, Ltd.                               68,095   3,903,205
      Argo Group International Holdings, Ltd.                34,824   1,546,882
#     Arrow Financial Corp.                                  13,107     328,068
      Arthur J Gallagher & Co.                                8,866     399,147
      Aspen Insurance Holdings, Ltd.                         75,921   3,475,663
      Associated Banc-Corp                                  158,492   2,781,535
      Assurant, Inc.                                         86,200   5,810,742
      Assured Guaranty, Ltd.                                170,412   4,074,551
*     Asta Funding, Inc.                                     12,881     105,238
      Astoria Financial Corp.                               109,382   1,450,405
      Atlantic American Corp.                                 5,179      18,127
#*    Atlantic Coast Financial Corp.                          1,357       5,835
#*    Atlanticus Holdings Corp.                              19,831      48,189
      Auburn National Bancorp., Inc.                          1,260      30,007
#*    AV Homes, Inc.                                         11,482     196,687
      Axis Capital Holdings, Ltd.                            72,054   3,296,470
      Baldwin & Lyons, Inc. Class A                           1,285      30,365
      Baldwin & Lyons, Inc. Class B                          10,961     285,096
#     Banc of California, Inc.                               10,072     126,605
      Bancfirst Corp.                                        14,665     853,650
*     Bancorp, Inc.                                          40,873     646,611
#     BancorpSouth, Inc.                                    128,057   2,991,412
      Bank Mutual Corp.                                      48,209     290,218
      Bank of America Corp.                               1,375,380  20,823,253
      Bank of Commerce Holdings                               5,615      35,655
      Bank of Hawaii Corp.                                   25,641   1,414,614
      Bank of Kentucky Financial Corp.                        4,629     159,747
      Bank of New York Mellon Corp. (The)                   163,628   5,542,080
      Bank of the Ozarks, Inc.                               28,120   1,684,388
      BankFinancial Corp.                                    23,259     228,869
      BankUnited, Inc.                                       10,498     346,329
      Banner Corp.                                           25,867   1,022,781
#     Bar Harbor Bankshares                                   3,701     139,084

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
     BB&T Corp.                                             102,589 $ 3,829,647
     BBCN Bancorp, Inc.                                      90,761   1,398,627
#*   BBX Capital Corp. Class A                                6,124     114,703
     BCB Bancorp, Inc.                                        7,110      94,563
*    Beneficial Mutual Bancorp, Inc.                         70,097     914,065
     Berkshire Bancorp, Inc.                                  2,025      14,884
     Berkshire Hills Bancorp, Inc.                           24,970     585,047
     BGC Partners, Inc. Class A                              65,012     466,136
     BlackRock, Inc.                                         14,303   4,305,203
*    BofI Holding, Inc.                                      11,939     962,403
#    BOK Financial Corp.                                     24,262   1,587,220
     Boston Private Financial Holdings, Inc.                 89,201   1,115,905
#    Bridge Bancorp, Inc.                                     3,763      91,516
#*   Bridge Capital Holdings                                  6,459     144,682
     Brookline Bancorp, Inc.                                 80,500     730,940
     Brown & Brown, Inc.                                     38,662   1,151,354
     Bryn Mawr Bank Corp.                                    12,410     338,545
     C&F Financial Corp.                                      1,936      60,500
     Calamos Asset Management, Inc. Class A                  22,334     272,028
#    California First National Bancorp                        6,388      94,734
#    Camden National Corp.                                    8,426     321,620
     Cape Bancorp, Inc.                                       4,109      43,761
*    Capital Bank Financial Corp. Class A                     1,791      42,715
#    Capital City Bank Group, Inc.                           16,811     233,673
     Capital One Financial Corp.                             70,527   5,211,945
(o)  Capital Properties, Inc., 5.000%                           277         277
*    Capital Properties, Inc. Class A                           308       3,063
     Capital Southwest Corp.                                 14,168     497,297
#    Capitol Federal Financial, Inc.                        175,628   2,114,561
     Cardinal Financial Corp.                                34,619     581,599
*    Carolina Bank Holdings, Inc.                             1,000       9,620
#    Cash America International, Inc.                        32,211   1,402,789
     Cathay General Bancorp                                 107,244   2,530,958
*    CBRE Group, Inc. Class A                                 8,345     222,311
     Center Bancorp, Inc.                                    16,007     296,290
     Centerstate Banks, Inc.                                 25,680     281,710
     Central Pacific Financial Corp.                          6,503     122,061
     Century Bancorp, Inc. Class A                            2,971      99,529
     Charles Schwab Corp. (The)                              17,612     467,599
     Charter Financial Corp.                                    303       3,333
     Chemical Financial Corp.                                30,485     855,714
     Chicopee Bancorp, Inc.                                   5,278      91,468
     Chubb Corp. (The)                                       37,508   3,453,737
     Cincinnati Financial Corp.                              97,478   4,751,078
     CIT Group, Inc.                                        107,054   4,608,675
     Citigroup, Inc.                                        394,453  18,898,243
     Citizens Community Bancorp, Inc.                         3,663      29,414
*    Citizens First Corp.                                     1,000      10,780
     Citizens Holding Co.                                     2,106      39,530
#*   Citizens, Inc.                                          49,580     325,741
#    City Holding Co.                                        16,506     709,593
     City National Corp.                                     43,894   3,185,388

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
    CKX Lands, Inc.                                           1,400 $   21,385
    Clifton Bancorp, Inc.                                    25,480    295,313
    CME Group, Inc.                                          45,660  3,214,007
    CNA Financial Corp.                                      65,054  2,663,961
    CNB Financial Corp.                                       8,460    139,759
    CNO Financial Group, Inc.                               264,496  4,562,556
    CoBiz Financial, Inc.                                    39,595    397,534
    Codorus Valley Bancorp, Inc.                              2,024     43,212
#   Cohen & Steers, Inc.                                      5,916    239,657
*   Colonial Financial Services, Inc.                         2,714     31,645
*   Colony Bankcorp, Inc.                                     3,099     19,121
    Columbia Banking System, Inc.                            53,832  1,336,110
    Comerica, Inc.                                          102,535  4,946,288
    Commerce Bancshares, Inc.                                24,751  1,076,173
    Commercial National Financial Corp.                       1,413     29,390
#   Community Bank System, Inc.                              43,567  1,620,257
*   Community Bankers Trust Corp.                             1,472      6,065
    Community Trust Bancorp, Inc.                            19,300    711,591
#*  Community West Bancshares                                 2,000     13,860
#*  CommunityOne Bancorp                                          1         10
#   Consolidated-Tomoka Land Co.                              5,746    227,139
*   Consumer Portfolio Services, Inc.                        12,192     85,100
*   Cowen Group, Inc. Class A                               109,650    450,661
    Crawford & Co. Class A                                   28,328    273,365
#   Crawford & Co. Class B                                   14,955    170,786
*   Credit Acceptance Corp.                                   8,643  1,136,727
#   Cullen/Frost Bankers, Inc.                               29,396  2,246,148
#   CVB Financial Corp.                                      99,463  1,438,235
#*  DFC Global Corp.                                         40,321    375,792
#   Diamond Hill Investment Group, Inc.                         900    106,848
    Dime Community Bancshares, Inc.                          41,448    675,602
    Discover Financial Services                              20,550  1,148,745
    Donegal Group, Inc. Class A                              21,391    315,731
    Donegal Group, Inc. Class B                               3,821     82,457
#*  Doral Financial Corp.                                       782      7,476
*   E*TRADE Financial Corp.                                 258,384  5,800,721
    Eagle Bancorp Montana, Inc.                                 514      5,587
    East West Bancorp, Inc.                                 119,880  4,137,059
*   Eastern Virginia Bankshares, Inc.                         3,468     23,409
#   Eaton Vance Corp.                                         1,500     54,105
*   eHealth, Inc.                                            19,926    834,700
    EMC Insurance Group, Inc.                                12,475    411,550
    Employers Holdings, Inc.                                 37,573    764,611
#*  Encore Capital Group, Inc.                               26,420  1,141,872
    Endurance Specialty Holdings, Ltd.                       54,918  2,790,933
*   Enstar Group, Ltd.                                       13,908  1,795,523
#   Enterprise Bancorp, Inc.                                  5,554    101,416
    Enterprise Financial Services Corp.                      19,242    343,855
    Erie Indemnity Co. Class A                                8,246    590,826
#   ESB Financial Corp.                                      15,721    198,399
    ESSA Bancorp, Inc.                                       16,415    170,552
    Evans Bancorp, Inc.                                       2,412     54,451

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
    Evercore Partners, Inc. Class A                          15,287 $  816,784
    Everest Re Group, Ltd.                                   26,993  4,265,704
*   Ezcorp, Inc. Class A                                     52,447    547,022
#*  Farmers Capital Bank Corp.                                5,212    108,879
    FBL Financial Group, Inc. Class A                        32,494  1,452,807
#   Federal Agricultural Mortgage Corp. Class A                 987     27,167
    Federal Agricultural Mortgage Corp. Class C               9,712    345,553
    Federated National Holding Co.                            7,042    136,826
    Fidelity National Financial, Inc. Class A               190,265  6,122,728
#   Fidelity Southern Corp.                                   9,677    127,833
    Fifth Third Bancorp                                     239,838  4,943,061
    Financial Institutions, Inc.                             13,920    322,248
*   First Acceptance Corp.                                   27,407     65,503
#   First American Financial Corp.                          102,745  2,733,017
    First Bancorp                                            15,597    268,424
    First Bancorp, Inc.                                       9,162    145,951
#*  First BanCorp.                                           52,321    268,930
*   First Bancshares, Inc.                                      700      5,775
    First Bancshares, Inc. (The)                                222      3,217
    First Busey Corp.                                        87,687    482,278
    First Business Financial Services, Inc.                   2,134     96,478
*   First Cash Financial Services, Inc.                      10,205    497,698
    First Citizens BancShares, Inc. Class A                   8,661  1,947,772
#   First Commonwealth Financial Corp.                      113,642    976,185
    First Community Bancshares, Inc.                         16,247    240,618
    First Defiance Financial Corp.                           10,454    282,467
#*  First Federal Bancshares of Arkansas, Inc.                5,224     46,337
    First Federal of Northern Michigan Bancorp, Inc.            800      3,976
    First Financial Bancorp                                  60,800    984,352
#   First Financial Bankshares, Inc.                         17,754  1,048,374
    First Financial Corp.                                    13,376    428,166
    First Financial Holdings, Inc.                           20,055  1,152,561
#   First Financial Northwest, Inc.                          16,619    169,514
#*  First Financial Service Corp.                             1,670      6,096
    First Horizon National Corp.                            246,889  2,836,755
    First Interstate Bancsystem, Inc.                        13,747    342,163
#*  First Marblehead Corp. (The)                              1,466      7,711
    First Merchants Corp.                                    30,989    657,587
    First Midwest Bancorp, Inc.                              87,060  1,425,172
    First Niagara Financial Group, Inc.                     308,360  2,750,571
*   First Place Financial Corp.                              10,608         16
    First South Bancorp, Inc.                                 7,807     62,690
*   First United Corp.                                        3,697     30,537
    First West Virginia Bancorp                                 796     14,352
    Firstbank Corp.                                           5,196     91,605
    FirstMerit Corp.                                        134,186  2,601,867
*   Flagstar Bancorp, Inc.                                    6,371    112,130
    Flushing Financial Corp.                                 34,843    669,682
    FNB Corp.                                               173,327  2,156,188
*   Forest City Enterprises, Inc. Class A                    57,405  1,085,529
#*  Forest City Enterprises, Inc. Class B                     8,417    159,081
*   Forestar Group, Inc.                                     36,513    622,547

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
#   Fox Chase Bancorp, Inc.                                  19,210 $   320,423
    Franklin Resources, Inc.                                 10,401     544,492
    Fulton Financial Corp.                                  218,935   2,668,818
#   FXCM, Inc. Class A                                       26,996     417,898
#   Gain Capital Holdings, Inc.                               9,041      91,314
*   GAINSCO, Inc.                                             1,497      13,009
    GAMCO Investors, Inc. Class A                             3,733     283,447
*   Genworth Financial, Inc. Class A                        237,177   4,233,609
#   German American Bancorp, Inc.                            12,054     313,886
    GFI Group, Inc.                                         131,667     489,801
#   Glacier Bancorp, Inc.                                    71,411   1,832,406
#*  Gleacher & Co., Inc.                                      2,784      32,016
*   Global Indemnity P.L.C.                                  16,912     453,242
    Goldman Sachs Group, Inc. (The)                          52,050   8,318,631
    Great Southern Bancorp, Inc.                             13,373     383,404
#*  Green Dot Corp. Class A                                  19,477     338,315
#   Greenhill & Co., Inc.                                     9,266     464,690
*   Greenlight Capital Re, Ltd. Class A                      31,735   1,010,125
    Guaranty Bancorp                                          2,967      37,355
*   Guaranty Federal Bancshares, Inc.                         1,886      23,839
*   Hallmark Financial Services, Inc.                        22,381     188,000
#   Hampden Bancorp, Inc.                                     4,725      76,781
*   Hampton Roads Bankshares, Inc.                              520         863
    Hancock Holding Co.                                      79,288   2,674,384
    Hanmi Financial Corp.                                    38,130     811,025
    Hanover Insurance Group, Inc. (The)                      58,185   3,400,913
    Harleysville Savings Financial Corp.                      2,920      49,348
*   Harris & Harris Group, Inc.                              29,482     105,840
    Hartford Financial Services Group, Inc. (The)           282,497  10,133,167
    Hawthorn Bancshares, Inc.                                 2,117      28,071
    HCC Insurance Holdings, Inc.                             99,330   4,563,220
#   HCI Group, Inc.                                          11,259     435,498
    Heartland Financial USA, Inc.                            16,865     409,819
    Heritage Commerce Corp.                                  21,259     172,623
#   Heritage Financial Corp.                                 11,632     187,973
    Heritage Financial Group, Inc.                            5,663     109,013
    HF Financial Corp.                                        4,200      57,540
    HFF, Inc. Class A                                         7,959     270,606
*   Hilltop Holdings, Inc.                                   86,881   1,940,922
#   Hingham Institution for Savings                             872      60,613
*   HMN Financial, Inc.                                       1,450      16,153
#*  Home Bancorp, Inc.                                        7,010     141,953
    Home BancShares, Inc.                                    50,522   1,602,053
    Home Federal Bancorp, Inc.                               17,529     263,811
    HopFed Bancorp, Inc.                                      2,207      25,116
    Horace Mann Educators Corp.                              49,358   1,484,195
#   Horizon Bancorp                                           5,260     105,147
*   Howard Hughes Corp. (The)                                 9,574   1,366,784
    Hudson City Bancorp, Inc.                               253,527   2,525,129
    Hudson Valley Holding Corp.                              17,275     317,169
    Huntington Bancshares, Inc.                             427,558   3,916,435
#   Iberiabank Corp.                                         32,432   2,039,973

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
*   ICG Group, Inc.                                          39,694 $   808,964
    Independence Holding Co.                                 15,010     196,031
#   Independent Bank Corp.(453836108)                        23,623     876,886
    Independent Bank Corp.(453838609)                         7,338      95,541
    Infinity Property & Casualty Corp.                       12,729     816,820
    Interactive Brokers Group, Inc. Class A                  68,159   1,629,000
    IntercontinentalExchange Group, Inc.                     16,742   3,422,734
*   InterGroup Corp. (The)                                      235       4,110
    International Bancshares Corp.                           74,428   1,708,867
#*  Intervest Bancshares Corp. Class A                       18,510     140,121
#*  INTL. FCStone, Inc.                                      20,609     389,922
    Invesco, Ltd.                                           109,337   3,849,756
*   Investment Technology Group, Inc.                        38,795     800,729
#   Investors Bancorp, Inc.                                 129,542   3,462,658
#*  Investors Capital Holdings, Ltd.                          4,038      28,730
    Investors Title Co.                                       1,606     113,641
#   Janus Capital Group, Inc.                                87,711   1,063,934
*   Jefferson Bancshares, Inc.                                2,270      17,820
    JMP Group, Inc.                                          22,346     154,411
    Jones Lang LaSalle, Inc.                                  6,735     780,519
    JPMorgan Chase & Co.                                    570,669  31,946,051
*   KCG Holdings, Inc. Class A                               19,090     189,946
#*  Kearny Financial Corp.                                   57,758     842,112
    Kemper Corp.                                             68,298   2,691,624
    Kennedy-Wilson Holdings, Inc.                            24,955     545,017
    Kentucky First Federal Bancorp                            2,320      19,929
    KeyCorp                                                 499,016   6,806,578
    Lake Shore Bancorp, Inc.                                    339       4,199
    Lakeland Bancorp, Inc.                                   31,536     329,236
    Lakeland Financial Corp.                                 17,992     658,507
    Landmark Bancorp, Inc.                                    2,006      38,756
#   Legg Mason, Inc.                                        124,614   5,843,150
    Leucadia National Corp.                                 164,977   4,210,213
    Life Partners Holdings, Inc.                              8,447      23,060
    Lincoln National Corp.                                  152,570   7,401,171
    LNB Bancorp, Inc.                                         9,079     103,319
    Loews Corp.                                              44,237   1,945,101
#   Louisiana Bancorp, Inc.                                   3,003      58,559
    LSB Financial Corp.                                         426      12,554
#   M&T Bank Corp.                                           62,325   7,604,273
#   Macatawa Bank Corp.                                      31,196     151,925
*   Magyar Bancorp, Inc.                                      1,971      16,300
#   Maiden Holdings, Ltd.                                    81,079     956,732
    MainSource Financial Group, Inc.                         19,995     330,517
#*  Malvern Bancorp, Inc.                                       241       2,482
    Manning & Napier, Inc.                                      847      14,077
*   Markel Corp.                                              8,486   5,311,557
    MarketAxess Holdings, Inc.                               31,222   1,682,241
    Marlin Business Services Corp.                           13,162     225,992
    Marsh & McLennan Cos., Inc.                              17,700     872,787
#*  Maui Land & Pineapple Co., Inc.                           4,186      32,776
    MB Financial, Inc.                                       79,295   2,128,278

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
*   MBIA, Inc.                                              235,843 $2,858,417
*   MBT Financial Corp.                                      10,154     50,059
    MCG Capital Corp.                                        94,877    318,787
#   Meadowbrook Insurance Group, Inc.                        73,213    409,993
#   Medallion Financial Corp.                                24,664    335,430
    Mercantile Bank Corp.                                     7,390    144,179
    Merchants Bancshares, Inc.                                7,187    208,926
    Mercury General Corp.                                    41,714  1,996,432
#*  Meridian Interstate Bancorp, Inc.                        17,765    448,922
    Meta Financial Group, Inc.                                2,141     89,729
    MetLife, Inc.                                           134,576  7,045,054
*   Metro Bancorp, Inc.                                      15,320    312,834
#*  MGIC Investment Corp.                                   158,315  1,361,509
    MicroFinancial, Inc.                                      9,680     76,182
    Mid Penn Bancorp, Inc.                                      778     11,670
#   MidSouth Bancorp, Inc.                                    8,676    145,063
    MidWestOne Financial Group, Inc.                          6,846    168,617
#   Montpelier Re Holdings, Ltd.                             61,112  1,868,805
    Morgan Stanley                                          189,332  5,856,039
*   MSB Financial Corp.                                         600      4,893
*   MSCI, Inc.                                                  652     26,432
    MutualFirst Financial, Inc.                               5,151     96,839
    NASDAQ OMX Group, Inc. (The)                             91,090  3,361,221
#   National Interstate Corp.                                18,783    526,300
    National Penn Bancshares, Inc.                          172,864  1,688,881
#   National Security Group, Inc.                               419      4,349
    National Western Life Insurance Co. Class A               2,337    545,105
#*  Naugatuck Valley Financial Corp.                            989      7,660
*   Navigators Group, Inc. (The)                             17,111    974,814
#   NBT Bancorp, Inc.                                        42,931    972,387
    Nelnet, Inc. Class A                                     40,051  1,692,555
*   New Century Bancorp, Inc.                                 2,187     16,206
#   New Hampshire Thrift Bancshares, Inc.                     4,833     71,287
#   New York Community Bancorp, Inc.                        217,731  3,355,235
*   NewBridge Bancorp                                        12,686     97,555
*   NewStar Financial, Inc.                                  49,671    567,243
    Nicholas Financial, Inc.                                  3,515     55,256
*   North Valley Bancorp                                        460     10,396
    Northeast Bancorp                                           118      1,147
    Northeast Community Bancorp, Inc.                         9,104     66,277
    Northern Trust Corp.                                     14,311    862,238
    Northfield Bancorp, Inc.                                 57,520    746,034
    Northrim BanCorp, Inc.                                    5,792    138,950
    Northwest Bancshares, Inc.                              110,107  1,463,322
#   Norwood Financial Corp.                                   1,641     47,326
#   Ocean Shore Holding Co.                                   6,104     91,499
    OceanFirst Financial Corp.                               19,770    320,669
*   Ocwen Financial Corp.                                    70,987  2,690,407
    OFG Bancorp                                              53,163    906,961
    Ohio Valley Banc Corp.                                    2,002     43,544
#   Old Line Bancshares, Inc.                                 1,957     33,210
#   Old National Bancorp                                    118,619  1,674,895

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
    Old Republic International Corp.                        242,918 $4,022,722
*   Old Second Bancorp, Inc.                                 11,059     52,641
    OmniAmerican Bancorp, Inc.                               12,533    311,570
    OneBeacon Insurance Group, Ltd. Class A                  26,235    405,068
    Oppenheimer Holdings, Inc. Class A                        7,865    200,243
    Oritani Financial Corp.                                  55,847    828,211
    Pacific Continental Corp.                                17,807    234,696
*   Pacific Mercantile Bancorp                                9,408     61,622
#*  Pacific Premier Bancorp, Inc.                             4,508     61,534
    PacWest Bancorp                                         125,913  4,957,195
    Park National Corp.                                      14,100  1,022,532
    Park Sterling Corp.                                      21,825    142,517
    PartnerRe, Ltd.                                          44,131  4,651,407
*   Patriot National Bancorp, Inc.                            1,500      1,935
#   Peapack Gladstone Financial Corp.                        10,517    199,928
#   Penns Woods Bancorp, Inc.                                 4,255    187,220
#   People's United Financial, Inc.                         269,812  3,852,915
    Peoples Bancorp                                           1,337     33,425
    Peoples Bancorp of North Carolina, Inc.                   3,297     56,708
    Peoples Bancorp, Inc.                                    10,126    263,985
#*  PHH Corp.                                                58,457  1,389,523
*   Phoenix Cos., Inc. (The)                                  6,427    282,917
*   PICO Holdings, Inc.                                      25,746    598,594
    Pinnacle Financial Partners, Inc.                        39,217  1,355,732
*   Piper Jaffray Cos.                                       20,441    896,542
    Platinum Underwriters Holdings, Ltd.                     39,027  2,447,383
    PNC Financial Services Group, Inc. (The)                 76,226  6,406,033
*   Popular, Inc.                                            80,934  2,500,861
*   Porter Bancorp, Inc.                                      6,860      7,409
#*  Portfolio Recovery Associates, Inc.                      49,239  2,814,009
*   Preferred Bank                                            2,694     57,786
    Premier Financial Bancorp, Inc.                           6,434     92,006
    Primerica, Inc.                                          65,081  2,986,567
*   Primus Guaranty, Ltd.                                     5,092     40,940
    Principal Financial Group, Inc.                         157,281  7,367,042
    PrivateBancorp, Inc.                                     84,580  2,331,871
    ProAssurance Corp.                                       63,600  2,888,712
    Progressive Corp. (The)                                  20,068    486,649
    Prosperity Bancshares, Inc.                              42,708  2,519,772
    Protective Life Corp.                                    77,513  3,964,790
    Provident Financial Holdings, Inc.                        9,638    135,607
    Provident Financial Services, Inc.                       64,885  1,127,701
#*  Prudential Bancorp, Inc.                                  5,096     55,088
    Prudential Financial, Inc.                               64,572  5,209,669
*   PSB Holdings, Inc.                                        3,252     21,268
#   Pulaski Financial Corp.                                  10,937    112,979
#   Pzena Investment Management, Inc. Class A                 5,045     54,839
    QC Holdings, Inc.                                        12,392     25,651
    QCR Holdings, Inc.                                          309      5,343
    Radian Group, Inc.                                      128,091  1,790,712
    Raymond James Financial, Inc.                            19,745    981,326
    Regions Financial Corp.                                 681,506  6,910,471

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Financials -- (Continued)
     Reinsurance Group of America, Inc.                       60,282 $4,624,232
#    RenaissanceRe Holdings, Ltd.                             45,780  4,633,394
#    Renasant Corp.                                           31,809    865,841
     Republic Bancorp, Inc. Class A                           20,236    485,866
#*   Republic First Bancorp, Inc.                             20,713     91,551
     Resource America, Inc. Class A                           18,325    155,946
*    Riverview Bancorp, Inc.                                  13,240     46,075
#    RLI Corp.                                                40,270  1,734,026
*    Royal Bancshares of Pennsylvania, Inc. Class A            6,447     16,827
#    S&T Bancorp, Inc.                                        29,768    692,404
#*   Safeguard Scientifics, Inc.                              23,253    488,546
     Safety Insurance Group, Inc.                             17,028    914,574
     Salisbury Bancorp, Inc.                                     856     25,813
     Sandy Spring Bancorp, Inc.                               27,445    660,052
#    SB Financial Group, Inc.                                  3,194     25,233
*    Seacoast Banking Corp. of Florida                        11,299    119,769
#*   Security National Financial Corp. Class A                 2,246      8,737
     SEI Investments Co.                                      12,500    404,750
     Selective Insurance Group, Inc.                          62,650  1,437,191
*    Shore Bancshares, Inc.                                    4,929     46,776
     SI Financial Group, Inc.                                  6,709     79,166
#*   Siebert Financial Corp.                                   9,393     27,475
     Sierra Bancorp                                           11,952    186,571
*    Signature Bank                                           12,100  1,437,722
     Simmons First National Corp. Class A                     20,247    732,132
     Simplicity Bancorp, Inc.                                  9,310    161,435
     SLM Corp.                                                30,766    792,224
*    South Street Financial Corp.                                400      3,838
*    Southcoast Financial Corp.                                5,735     41,235
(o)  Southern Community Financial Corp.                        7,908      1,740
*    Southern First Bancshares, Inc.                           2,825     38,590
     Southern Missouri Bancorp, Inc.                           1,465     51,715
#    Southern National Bancorp of Virginia, Inc.                 712      7,355
#    Southside Bancshares, Inc.                               20,995    579,035
     Southwest Bancorp, Inc.                                  21,460    358,382
     Southwest Georgia Financial Corp.                         1,854     26,596
#*   St Joe Co. (The)                                         39,684    708,359
     StanCorp Financial Group, Inc.                           48,027  2,934,450
     State Auto Financial Corp.                               40,019    818,789
     State Street Corp.                                       61,074  3,942,937
     Sterling Bancorp                                         81,392    973,448
#    Stewart Information Services Corp.                       27,030    824,415
*    Stifel Financial Corp.                                   68,092  3,184,663
     Stock Yards Bancorp Inc                                  15,245    449,423
*    Stratus Properties, Inc.                                  6,580    109,228
*    Suffolk Bancorp                                          12,947    283,928
     Summit State Bank                                         1,156     13,410
#*   Sun Bancorp, Inc.                                        32,827    124,743
     SunTrust Banks, Inc.                                     70,003  2,678,315
     Susquehanna Bancshares, Inc.                            225,086  2,331,891
#*   Sussex Bancorp                                            2,146     19,314
*    SVB Financial Group                                      21,341  2,276,871

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- ----------
Financials -- (Continued)
*   SWS Group, Inc.                                          23,777 $  176,188
    Symetra Financial Corp.                                  70,506  1,456,654
    Synovus Financial Corp.                               1,037,837  3,331,457
    T Rowe Price Group, Inc.                                  3,600    295,668
*   Taylor Capital Group, Inc.                               22,039    469,210
    TCF Financial Corp.                                     141,405  2,220,058
    TD Ameritrade Holding Corp.                              12,649    403,503
    Teche Holding Co.                                         1,486    108,329
*   Tejon Ranch Co.                                          17,861    553,870
#   Territorial Bancorp, Inc.                                12,058    246,707
#   Teton Advisors, Inc. Class A                                 39      1,783
*   Texas Capital Bancshares, Inc.                           31,625  1,777,009
    TF Financial Corp.                                        2,289     71,783
*   TFS Financial Corp.                                      40,111    537,086
    Timberland Bancorp, Inc.                                  3,941     41,972
    Tompkins Financial Corp.                                 14,846    699,840
    Torchmark Corp.                                          29,787  2,374,024
    Tower Group International, Ltd.                          49,204    121,042
#   TowneBank                                                25,265    389,839
    Travelers Cos., Inc. (The)                               66,684  6,040,237
#*  Tree.com, Inc.                                           11,503    334,507
#   Trico Bancshares                                         15,980    387,515
#   TrustCo Bank Corp.                                      103,531    684,340
#   Trustmark Corp.                                          80,836  1,848,719
    U.S. Bancorp                                            105,010  4,282,308
#   UMB Financial Corp.                                      38,493  2,259,924
    Umpqua Holdings Corp.                                   128,692  2,140,148
    Union Bankshares Corp.                                   44,058  1,127,444
#   Union Bankshares, Inc.                                    2,000     47,100
    United Bancshares, Inc.                                   2,040     31,232
    United Bankshares, Inc.                                  70,145  2,051,741
    United Community Bancorp                                    993     11,320
*   United Community Banks, Inc.                             47,615    768,982
#*  United Community Financial Corp.                          7,576     25,228
    United Financial Bancorp, Inc.(91030T109)                22,166    391,008
    United Financial Bancorp, Inc.(910304104)                28,505    375,126
    United Fire Group, Inc.                                  29,011    807,086
*   United Security Bancshares                               10,778     60,786
#*  United Security Bancshares, Inc.                            600      4,608
    Unity Bancorp, Inc.                                       5,781     49,428
#   Universal Insurance Holdings, Inc.                       49,764    728,047
    Univest Corp. of Pennsylvania                            17,118    337,396
    Unum Group                                              152,511  5,066,415
    Validus Holdings, Ltd.                                  105,899  3,925,676
#   Valley National Bancorp                                  69,582    697,212
*   Vantagesouth Bancshares, Inc.                             4,153     25,499
    ViewPoint Financial Group, Inc.                          40,834  1,064,542
#*  Viewtran Group, Inc.                                      3,130      6,636
*   Virtus Investment Partners, Inc.                          1,767    326,877
#   VSB Bancorp, Inc.                                           170      1,918
    Waddell & Reed Financial, Inc. Class A                    5,916    399,034
*   Walker & Dunlop, Inc.                                     1,380     21,638

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Financials -- (Continued)
    Washington Banking Co.                                  16,508 $    283,938
    Washington Federal, Inc.                               119,487    2,578,529
#   Washington Trust Bancorp, Inc.                          16,883      577,399
    Waterstone Financial, Inc.                              26,335      274,147
    Wayne Savings Bancshares, Inc.                           1,684       19,568
    Webster Financial Corp.                                114,201    3,442,018
    Wells Fargo & Co.                                      664,411   32,981,362
    WesBanco, Inc.                                          30,727      929,184
#   West Bancorporation, Inc.                               17,389      252,314
#   Westamerica Bancorporation                              14,718      747,969
*   Western Alliance Bancorp                                81,523    1,880,736
#   Westfield Financial, Inc.                               28,843      197,575
    Westwood Holdings Group, Inc.                            2,463      143,273
    Willis Group Holdings P.L.C.                             6,697      274,510
    Wilshire Bancorp, Inc.                                  80,506      805,060
    Wintrust Financial Corp.                                64,526    2,892,055
#*  WisdomTree Investments, Inc.                            47,274      533,723
#*  World Acceptance Corp.                                  13,047      947,212
    WR Berkley Corp.                                        69,300    3,065,832
    WSFS Financial Corp.                                     4,003      270,683
    WVS Financial Corp.                                      1,627       19,402
    XL Group P.L.C.                                        162,997    5,109,956
*   Yadkin Financial Corp.                                   3,676       70,395
    Zions Bancorp.                                         166,601    4,818,101
#*  ZipRealty, Inc.                                         17,864       59,308
                                                                   ------------
Total Financials                                                    742,004,402
                                                                   ------------
Health Care -- (7.1%)
#*  Abaxis, Inc.                                             3,959      160,775
    Abbott Laboratories                                     52,410    2,030,363
#*  Acadia Healthcare Co., Inc.                              9,946      417,931
#*  Accelerate Diagnostics, Inc.                             2,491       45,909
#*  Accuray, Inc.                                           67,370      565,908
*   Acorda Therapeutics, Inc.                                8,725      309,301
*   Actavis P.L.C.                                          11,200    2,288,496
#*  Adcare Health Systems, Inc.                              3,049       12,501
*   Addus HomeCare Corp.                                    10,890      235,442
    Aetna, Inc.                                             67,560    4,827,162
#*  Affymax, Inc.                                           36,132       19,511
#*  Affymetrix, Inc.                                        87,147      647,502
    Agilent Technologies, Inc.                              15,200      821,408
#*  Air Methods Corp.                                       30,597    1,703,335
#*  Akorn, Inc.                                             28,582      720,838
#*  Albany Molecular Research, Inc.                         35,314      567,143
#*  Alere, Inc.                                             90,727    3,030,282
*   Alexion Pharmaceuticals, Inc.                           10,000    1,582,000
#*  Align Technology, Inc.                                  17,155      864,440
*   Alkermes P.L.C.                                         29,486    1,364,022
*   Alliance HealthCare Services, Inc.                       5,402      153,741
*   Allied Healthcare Products, Inc.                         4,920       10,627
*   Allscripts Healthcare Solutions, Inc.                  111,821    1,701,916
#*  Almost Family, Inc.                                     10,097      216,783

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Health Care -- (Continued)
#*  Alnylam Pharmaceuticals, Inc.                            12,235 $  606,000
#*  Alphatec Holdings, Inc.                                  91,449    123,456
#*  AMAG Pharmaceuticals, Inc.                               15,657    285,897
#*  Amedisys, Inc.                                           37,736    514,342
*   American Shared Hospital Services                           900      2,511
    AmerisourceBergen Corp.                                  16,800  1,095,024
    Amgen, Inc.                                              26,155  2,922,821
*   AMN Healthcare Services, Inc.                            43,245    539,698
*   Amsurg Corp.                                             38,852  1,682,680
    Analogic Corp.                                           11,775    884,067
*   AngioDynamics, Inc.                                      36,687    493,073
*   Anika Therapeutics, Inc.                                 15,395    657,982
#*  Arqule, Inc.                                             26,950     43,659
*   Arrhythmia Research Technology, Inc.                      1,153      5,592
#*  ArthroCare Corp.                                         10,908    529,365
*   AtriCure, Inc.                                            3,062     47,155
#   Atrion Corp.                                              2,187    630,578
#*  Authentidate Holding Corp.                                2,236      2,325
#*  Auxilium Pharmaceuticals, Inc.                            6,278    141,318
#*  AVEO Pharmaceuticals, Inc.                                2,329      2,865
#*  Baxano Surgical, Inc.                                    24,169     20,544
*   Bio-Rad Laboratories, Inc. Class A                       14,067  1,733,195
*   Bio-Rad Laboratories, Inc. Class B                        1,277    164,305
#*  Bio-Reference Labs, Inc.                                 10,468    265,887
#*  Bioanalytical Systems, Inc.                               1,915      5,324
#*  Biodel, Inc.                                              4,308     10,124
*   Biogen Idec, Inc.                                         6,870  1,972,514
*   BioMarin Pharmaceutical, Inc.                             7,300    425,079
#*  BioScrip, Inc.                                           62,349    431,455
#*  Biospecifics Technologies Corp.                           1,342     31,846
#*  Biota Pharmaceuticals, Inc.                               6,230     22,989
*   BioTelemetry, Inc.                                       26,941    213,912
*   Boston Scientific Corp.                                 256,154  3,230,102
#*  Bovie Medical Corp.                                      13,510     53,365
    Bristol-Myers Squibb Co.                                 49,289  2,468,886
#*  Brookdale Senior Living, Inc.                            39,923  1,271,148
*   Bruker Corp.                                             13,400    276,844
#*  BSD Medical Corp.                                         4,900      5,439
*   Cambrex Corp.                                            34,747    711,966
    Cantel Medical Corp.                                     32,610  1,081,348
*   Capital Senior Living Corp.                              30,675    758,593
    Cardinal Health, Inc.                                    11,763    817,646
*   CareFusion Corp.                                        117,444  4,587,363
#*  Celldex Therapeutics, Inc.                               44,462    666,930
#*  Celsion Corp.                                               422      1,401
*   Centene Corp.                                            38,472  2,554,541
#*  Cepheid, Inc.                                             4,496    195,486
*   Cerner Corp.                                              8,000    410,400
*   Charles River Laboratories International, Inc.           19,619  1,053,933
#   Chemed Corp.                                             12,392  1,031,882
#*  Chindex International, Inc.                               7,192    171,385
    Cigna Corp.                                              18,390  1,471,936

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Health Care -- (Continued)
*   Community Health Systems, Inc.                          94,067 $3,564,199
#   Computer Programs & Systems, Inc.                        4,533    286,168
    CONMED Corp.                                            29,451  1,364,465
    Cooper Cos., Inc. (The)                                 24,927  3,288,121
*   Corvel Corp.                                            11,386    518,518
*   Covance, Inc.                                            7,051    622,462
    Covidien P.L.C.                                         15,563  1,108,864
    CR Bard, Inc.                                            4,262    585,300
*   Cross Country Healthcare, Inc.                          35,532    251,922
    CryoLife, Inc.                                          30,220    274,398
*   Cubist Pharmaceuticals, Inc.                            21,233  1,487,584
#*  Cumberland Pharmaceuticals, Inc.                        23,868    106,213
*   Cutera, Inc.                                            16,517    170,290
#*  Cyberonics, Inc.                                         7,429    439,500
*   Cynosure, Inc. Class A                                  23,396    574,138
#*  Cytokinetics, Inc.                                       9,109     41,446
*   DaVita HealthCare Partners, Inc.                        18,989  1,315,938
    Daxor Corp.                                              4,092     34,005
    DENTSPLY International, Inc.                            10,234    456,743
*   Depomed, Inc.                                            7,884    110,455
    Digirad Corp.                                           16,700     53,106
#*  Durect Corp.                                            23,066     29,986
#*  Dyax Corp.                                              30,347    200,594
*   Edwards Lifesciences Corp.                               7,400    602,878
*   Emergent Biosolutions, Inc.                             39,693  1,046,307
*   Emeritus Corp.                                          25,114    749,151
*   Endo International P.L.C.                               24,327  1,531,263
    Ensign Group, Inc. (The)                                21,332    906,610
#*  Entremed, Inc.                                              63        113
#*  Enzo Biochem, Inc.                                      39,085    164,157
#   Enzon Pharmaceuticals, Inc.                             52,724     46,930
#*  Exact Sciences Corp.                                     3,900     46,800
*   Exactech, Inc.                                          14,011    311,324
*   ExamWorks Group, Inc.                                   23,719    872,859
*   Express Scripts Holding Co.                             40,752  2,713,268
*   Five Star Quality Care, Inc.                            55,215    266,688
*   Forest Laboratories, Inc.                               24,200  2,224,222
*   Furiex Pharmaceuticals, Inc.                             8,317    859,728
*   Gentiva Health Services, Inc.                           33,864    254,996
*   Greatbatch, Inc.                                        25,442  1,171,095
#*  GTx, Inc.                                                8,715     13,421
*   Haemonetics Corp.                                       29,388    892,220
*   Hanger, Inc.                                            33,076  1,146,745
#*  Harvard Apparatus Regenerative Technology, Inc.          8,831     76,388
#*  Harvard Bioscience, Inc.                                35,325    149,072
*   Health Net, Inc.                                        77,846  2,672,453
    HealthSouth Corp.                                       20,397    706,552
*   HealthStream, Inc.                                      17,545    397,394
#*  Healthways, Inc.                                        41,838    753,084
#*  Hemispherx Biopharma, Inc.                               3,300      1,089
*   Henry Schein, Inc.                                       8,644    987,404
#   Hill-Rom Holdings, Inc.                                 32,333  1,207,961

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Health Care -- (Continued)
#*     HMS Holdings Corp.                                      5,453 $   88,175
#*     Hologic, Inc.                                         145,374  3,050,673
*      Hooper Holmes, Inc.                                     6,931      4,228
*      Hospira, Inc.                                          11,600    531,280
       Humana, Inc.                                           32,479  3,564,570
*      ICU Medical, Inc.                                      13,600    758,608
#*     Idera Pharmaceuticals, Inc.                            20,811     59,103
*      IDEXX Laboratories, Inc.                                  400     50,576
#*     Illumina, Inc.                                          9,020  1,225,367
*      Impax Laboratories, Inc.                               67,957  1,777,076
#*     Incyte Corp., Ltd.                                      9,122    442,964
#*     Infinity Pharmaceuticals, Inc.                         22,264    217,519
#*     InfuSystems Holdings, Inc.                              6,961     19,630
#*     Insys Therapeutics, Inc.                                  619     25,416
#*     Integra LifeSciences Holdings Corp.                    19,299    879,648
*      Intuitive Surgical, Inc.                                1,500    542,550
       Invacare Corp.                                         39,730    627,734
#*     IPC The Hospitalist Co., Inc.                           7,907    320,233
#*     Iridex Corp.                                            1,950     16,244
#*     IsoRay, Inc.                                            6,500     15,665
*      Jazz Pharmaceuticals P.L.C.                             4,993    673,556
       Johnson & Johnson                                      90,092  9,125,419
       Kewaunee Scientific Corp.                               2,037     34,120
#      Kindred Healthcare, Inc.                               63,035  1,582,178
*      Laboratory Corp. of America Holdings                    4,480    442,176
       Landauer, Inc.                                          2,932    126,780
*      Lannett Co., Inc.                                      29,173  1,007,344
*      LCA-Vision, Inc.                                       17,229     92,347
       LeMaitre Vascular, Inc.                                15,418    126,582
*      LHC Group, Inc.                                        19,752    410,447
*      LifePoint Hospitals, Inc.                              53,422  2,987,358
#*     Ligand Pharmaceuticals, Inc. Class B                    1,376     86,922
#*     Luminex Corp.                                          17,105    328,587
*      Magellan Health Services, Inc.                         32,916  1,899,912
#*     Mallinckrodt P.L.C.                                     7,434    529,524
#*     Masimo Corp.                                           21,257    568,837
#*     Mast Therapeutics, Inc.                                19,471     11,178
(o)#*  Maxygen, Inc.                                          41,232      1,237
       McKesson Corp.                                          8,300  1,404,277
*      MedAssets, Inc.                                        60,312  1,376,923
(o)*   MedCath Corp.                                          19,024     38,048
*      Medical Action Industries, Inc.                        17,432    111,739
#*     Medicines Co. (The)                                    39,914  1,061,712
#*     MediciNova, Inc.                                       12,083     22,716
*      Medidata Solutions, Inc.                               10,060    365,279
*      Medivation, Inc.                                          606     36,487
*      MEDNAX, Inc.                                           30,786  1,824,070
       Medtronic, Inc.                                        35,647  2,096,757
       Merck & Co., Inc.                                     149,737  8,768,599
#      Meridian Bioscience, Inc.                                 992     19,810
*      Merit Medical Systems, Inc.                            51,073    657,310
*      Misonix, Inc.                                           3,363     20,178

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
#*  Molina Healthcare, Inc.                                  46,900 $ 1,754,060
*   Momenta Pharmaceuticals, Inc.                            28,579     326,372
*   MWI Veterinary Supply, Inc.                               5,280     827,059
*   Mylan, Inc.                                              25,528   1,296,312
#*  Myriad Genetics, Inc.                                    24,779   1,045,922
#*  Nanosphere, Inc.                                         19,664      33,625
#   National Healthcare Corp.                                14,415     788,933
#*  National Research Corp. Class A                          14,574     229,686
#*  National Research Corp. Class B                           2,429     106,585
*   Natus Medical, Inc.                                      36,069     895,593
*   Neogen Corp.                                             12,034     502,720
*   NuVasive, Inc.                                           42,936   1,447,373
    Omnicare, Inc.                                          109,511   6,490,717
*   Omnicell, Inc.                                           38,503   1,019,559
#*  OncoGenex Pharmaceutical, Inc.                              350       1,358
*   OraSure Technologies, Inc.                               31,916     209,050
*   Orthofix International NV                                13,976     422,075
#*  Osiris Therapeutics, Inc.                                   348       4,952
#   Owens & Minor, Inc.                                      64,899   2,176,712
#*  Pacific Biosciences of California, Inc.                   6,720      29,702
#*  Pain Therapeutics, Inc.                                  34,082     193,927
*   PAREXEL International Corp.                              35,821   1,624,482
    Patterson Cos., Inc.                                     10,176     414,163
*   PDI, Inc.                                                16,959      80,046
#   PDL BioPharma, Inc.                                      34,563     293,440
    PerkinElmer, Inc.                                        73,180   3,071,365
#*  Pernix Therapeutics Holdings                              4,944      23,781
    Perrigo Co. P.L.C.                                        5,808     841,347
    Pfizer, Inc.                                            459,005  14,357,676
*   PharMerica Corp.                                         36,160     983,190
#*  PhotoMedex, Inc.                                          9,512     143,726
#*  Pozen, Inc.                                              31,193     260,773
*   Prestige Brands Holdings, Inc.                           65,760   2,204,275
#*  Progenics Pharmaceuticals, Inc.                          26,897      94,946
#*  ProPhase Labs, Inc.                                       6,052      11,983
*   Providence Service Corp. (The)                           14,336     582,185
#*  pSivida Corp.                                            13,195      48,030
    Quality Systems, Inc.                                    16,681     246,378
#   Quest Diagnostics, Inc.                                  11,000     615,230
#   Questcor Pharmaceuticals, Inc.                            7,700     632,786
*   Quidel Corp.                                             26,335     564,886
*   RadNet, Inc.                                             10,874      54,044
*   Regeneron Pharmaceuticals, Inc.                           6,200   1,840,718
#*  Repligen Corp.                                           30,484     483,171
#*  Repros Therapeutics, Inc.                                   186       3,138
#   ResMed, Inc.                                              9,600     478,560
#*  Rigel Pharmaceuticals, Inc.                              50,219     160,701
#*  RTI Surgical, Inc.                                       60,665     260,859
#*  Sagent Pharmaceuticals, Inc.                              5,507     113,940
*   Salix Pharmaceuticals, Ltd.                               3,676     404,360
#*  Sangamo Biosciences, Inc.                                 8,008     110,831
*   Sciclone Pharmaceuticals, Inc.                           63,164     301,924

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Health Care -- (Continued)
#*  Seattle Genetics, Inc.                                   7,900 $    303,992
    Select Medical Holdings Corp.                          135,195    1,887,322
    Simulations Plus, Inc.                                   1,800       10,890
#*  Sirona Dental Systems, Inc.                             15,186    1,142,291
#*  Skilled Healthcare Group, Inc. Class A                  19,937      102,875
    Span-America Medical Systems, Inc.                       3,229       67,325
*   Special Diversified Opportunities, Inc.                 12,404       14,637
*   Spectranetics Corp.                                     25,926      551,187
#*  Spectrum Pharmaceuticals, Inc.                          26,500      182,055
    St Jude Medical, Inc.                                   13,900      882,233
#*  Staar Surgical Co.                                      12,085      205,566
#*  StemCells, Inc.                                          1,150        1,438
#*  Stereotaxis, Inc.                                        1,337        5,174
    STERIS Corp.                                            28,908    1,389,029
    Stryker Corp.                                            9,409      731,550
#*  Sucampo Pharmaceuticals, Inc. Class A                   13,917       96,166
*   SunLink Health Systems, Inc.                             1,702        2,570
*   SurModics, Inc.                                         18,031      392,355
*   Symmetry Medical, Inc.                                  42,308      349,464
#*  Targacept, Inc.                                         21,573       95,784
*   Team Health Holdings, Inc.                              13,423      650,747
    Techne Corp.                                             3,336      297,938
#   Teleflex, Inc.                                          40,088    4,092,584
#*  Tenet Healthcare Corp.                                  31,779    1,432,597
#*  Theravance, Inc.                                         3,874      104,288
    Thermo Fisher Scientific, Inc.                          56,727    6,466,878
*   Thoratec Corp.                                          19,834      650,159
*   Tornier NV                                              19,621      332,968
*   Transcept Pharmaceuticals, Inc.                         14,106       41,613
*   Triple-S Management Corp. Class B                       26,978      404,130
#*  United Therapeutics Corp.                                5,700      570,057
    UnitedHealth Group, Inc.                                60,801    4,562,507
    Universal American Corp.                                94,960      680,863
    Universal Health Services, Inc. Class B                 12,318    1,007,489
    US Physical Therapy, Inc.                               11,641      359,125
#   Utah Medical Products, Inc.                              3,789      192,443
*   Varian Medical Systems, Inc.                             2,074      164,987
*   Vascular Solutions, Inc.                                15,185      332,703
*   VCA Antech, Inc.                                        91,528    2,803,503
#*  Vical, Inc.                                              6,156        6,956
*   WellCare Health Plans, Inc.                             35,383    2,387,291
    WellPoint, Inc.                                         49,131    4,946,509
    West Pharmaceutical Services, Inc.                      44,666    1,937,611
*   Wright Medical Group, Inc.                              46,466    1,270,845
#*  XenoPort, Inc.                                           6,596       26,780
#*  Zalicus, Inc.                                            1,954        2,091
    Zimmer Holdings, Inc.                                   12,595    1,219,196
    Zoetis, Inc.                                           134,752    4,077,596
                                                                   ------------
Total Health Care                                                   255,883,350
                                                                   ------------
Industrials -- (12.6%)
    AAON, Inc.                                              22,666      642,581

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Industrials -- (Continued)
#    AAR Corp.                                                44,341 $1,148,432
     ABM Industries, Inc.                                     56,530  1,531,398
#    Acacia Research Corp.                                    23,571    378,079
#*   ACCO Brands Corp.                                        96,407    590,975
#*   Accuride Corp.                                           24,116    136,014
     Aceto Corp.                                              30,976    677,755
     Acme United Corp.                                         1,921     32,330
#*   Acorn Energy, Inc.                                       16,783     38,937
*    Active Power, Inc.                                          960      2,707
     Actuant Corp. Class A                                    63,614  2,153,970
     Acuity Brands, Inc.                                       7,429    925,431
*    Adept Technology, Inc.                                   10,771    128,821
#    ADT Corp. (The)                                          16,852    509,604
#*   Advisory Board Co. (The)                                 12,196    698,343
*    AECOM Technology Corp.                                  110,026  3,567,043
#*   Aegion Corp.                                             45,505  1,159,922
#*   AeroCentury Corp.                                         1,149     20,625
*    Aerovironment, Inc.                                      27,276    921,111
     AGCO Corp.                                               52,343  2,915,505
*    Air Transport Services Group, Inc.                       73,400    574,722
     Aircastle, Ltd.                                          58,977  1,036,226
     Alamo Group, Inc.                                        13,919    739,377
     Alaska Air Group, Inc.                                   48,307  4,544,723
     Albany International Corp. Class A                       27,301    982,290
     Allegiant Travel Co.                                     11,441  1,343,745
     Allegion P.L.C.                                           7,433    366,819
#    Alliant Techsystems, Inc.                                14,804  2,135,033
(o)  Allied Defense Group, Inc.                                6,064        485
     Allied Motion Technologies, Inc.                          7,832     88,815
     Altra Industrial Motion Corp.                            30,432  1,039,557
     AMERCO                                                   19,302  4,827,623
#*   Ameresco, Inc. Class A                                   15,221     97,567
*    American Airlines Group, Inc.                            40,944  1,435,906
     American Railcar Industries, Inc.                        23,316  1,619,063
     American Science & Engineering, Inc.                      7,892    530,342
#*   American Superconductor Corp.                            12,387     15,855
*    American Woodmark Corp.                                  14,123    423,831
     AMETEK, Inc.                                             14,445    761,540
*    AMREP Corp.                                               6,528     35,578
     AO Smith Corp.                                           40,588  1,897,895
     Apogee Enterprises, Inc.                                 30,486    968,540
     Applied Industrial Technologies, Inc.                    32,827  1,573,070
*    ARC Document Solutions, Inc.                             56,879    364,026
     ArcBest Corp.                                            28,900  1,139,238
     Argan, Inc.                                              13,114    351,062
*    Armstrong World Industries, Inc.                         20,139  1,058,506
#*   Arotech Corp.                                             3,519     12,211
#*   Ascent Solar Technologies, Inc.                          31,175     15,746
     Astec Industries, Inc.                                   26,155  1,044,892
*    Astronics Corp.                                           8,740    499,229
*    Astronics Corp. Class B                                   1,748     99,461
#*   Atlas Air Worldwide Holdings, Inc.                       30,680  1,073,493

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
*   Avalon Holdings Corp. Class A                               700 $    3,136
*   Avis Budget Group, Inc.                                 124,765  6,561,391
#   AZZ, Inc.                                                25,170  1,092,881
*   B/E Aerospace, Inc.                                      17,682  1,551,949
    Babcock & Wilcox Co. (The)                                4,536    157,807
    Baltic Trading, Ltd.                                     11,628     69,652
    Barnes Group, Inc.                                       54,174  2,086,782
    Barrett Business Services, Inc.                          10,851    546,999
*   Beacon Roofing Supply, Inc.                              41,720  1,484,398
*   Blount International, Inc.                               84,922    948,579
#*  BlueLinx Holdings, Inc.                                  61,893     81,080
    Brady Corp. Class A                                      47,254  1,218,681
*   Breeze-Eastern Corp.                                      7,923     78,438
#   Briggs & Stratton Corp.                                  54,853  1,172,209
    Brink's Co. (The)                                        36,941    939,779
*   Broadwind Energy, Inc.                                       70        944
#*  Builders FirstSource, Inc.                               52,668    413,444
*   CAI International, Inc.                                  23,007    500,402
    Carlisle Cos., Inc.                                      30,362  2,497,274
*   Casella Waste Systems, Inc. Class A                      26,530    135,303
    Caterpillar, Inc.                                        20,219  2,131,083
#*  CBIZ, Inc.                                               57,012    488,593
    CDI Corp.                                                20,602    315,623
#   Ceco Environmental Corp.                                 16,485    261,947
    Celadon Group, Inc.                                      26,924    619,521
#*  Chart Industries, Inc.                                   23,323  1,591,095
    Chicago Bridge & Iron Co. NV                              4,295    343,901
    Chicago Rivet & Machine Co.                                 508     19,685
    Cintas Corp.                                             14,003    825,197
    CIRCOR International, Inc.                               18,896  1,534,544
#   CLARCOR, Inc.                                             7,342    424,074
#*  Clean Harbors, Inc.                                       5,654    339,240
#*  Colfax Corp.                                             16,318  1,174,570
*   Columbus McKinnon Corp.                                  22,359    592,290
    Comfort Systems USA, Inc.                                43,599    653,985
*   Command Security Corp.                                    5,329     10,525
#*  Commercial Vehicle Group, Inc.                            7,587     73,670
#   Compx International, Inc.                                 2,522     23,202
    Con-way, Inc.                                            56,562  2,402,754
    Copa Holdings SA Class A                                     68      9,199
*   Copart, Inc.                                             11,279    409,089
    Corporate Executive Board Co. (The)                      13,717    946,747
    Courier Corp.                                            16,697    242,607
    Covanta Holding Corp.                                   114,797  2,118,005
*   Covenant Transportation Group, Inc. Class A              11,052    113,283
#*  CPI Aerostructures, Inc.                                  8,398    113,121
*   CRA International, Inc.                                  11,485    250,028
    Crane Co.                                                10,086    733,555
    CSX Corp.                                               165,538  4,671,482
    Cubic Corp.                                              24,919  1,181,908
    Cummins, Inc.                                             5,600    844,760
    Curtiss-Wright Corp.                                     52,171  3,335,814

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
    Danaher Corp.                                            23,600 $1,731,768
    Deere & Co.                                              12,588  1,174,964
    Delta Air Lines, Inc.                                    51,800  1,907,794
    Deluxe Corp.                                             27,837  1,529,643
#*  DigitalGlobe, Inc.                                       81,027  2,412,984
    Donaldson Co., Inc.                                       2,300     96,807
    Douglas Dynamics, Inc.                                   25,084    423,167
    Dover Corp.                                              12,776  1,103,846
*   Ducommun, Inc.                                           11,679    283,449
    Dun & Bradstreet Corp. (The)                              4,626    512,376
*   DXP Enterprises, Inc.                                    10,820  1,224,932
*   Dycom Industries, Inc.                                   35,016  1,099,502
    Dynamic Materials Corp.                                  14,706    297,061
#*  Eagle Bulk Shipping, Inc.                                14,547     42,477
    Eastern Co. (The)                                         5,585     94,331
    Eaton Corp. P.L.C.                                       29,601  2,150,217
#*  Echo Global Logistics, Inc.                              24,181    472,980
    Ecology and Environment, Inc. Class A                     2,769     26,555
    EMCOR Group, Inc.                                        62,324  2,866,281
    Encore Wire Corp.                                        22,353  1,089,262
#*  Energy Recovery, Inc.                                    44,908    229,480
#*  EnerNOC, Inc.                                            33,287    785,573
#   EnerSys, Inc.                                            46,160  3,119,493
#*  Engility Holdings, Inc.                                  16,919    738,345
#   Ennis, Inc.                                              32,470    485,751
#*  EnPro Industries, Inc.                                   21,572  1,536,142
    EnviroStar, Inc.                                          1,100      3,443
    Equifax, Inc.                                            11,845    838,744
    ESCO Technologies, Inc.                                  29,284    978,671
#   Espey Manufacturing & Electronics Corp.                   3,027     80,518
*   Esterline Technologies Corp.                             33,462  3,648,027
    Exelis, Inc.                                            102,197  1,894,732
    Expeditors International of Washington, Inc.             10,482    432,278
    Exponent, Inc.                                           10,060    708,425
*   Federal Signal Corp.                                     64,194    974,465
    FedEx Corp.                                              21,397  2,915,341
    Flowserve Corp.                                          10,200    745,110
    Fluor Corp.                                               8,135    615,819
    Fortune Brands Home & Security, Inc.                     32,275  1,286,159
    Forward Air Corp.                                        15,502    685,653
*   Franklin Covey Co.                                       20,197    409,393
    Franklin Electric Co., Inc.                              37,287  1,441,888
#   FreightCar America, Inc.                                 13,564    356,191
*   FTI Consulting, Inc.                                     47,609  1,632,989
#*  Fuel Tech, Inc.                                          26,879    163,693
*   Furmanite Corp.                                          39,958    418,760
    G&K Services, Inc. Class A                               20,819  1,102,158
    GATX Corp.                                               50,833  3,336,170
#*  Genco Shipping & Trading, Ltd.                           42,355     69,886
*   Gencor Industries, Inc.                                   4,926     51,674
#*  GenCorp, Inc.                                            18,966    333,043
    Generac Holdings, Inc.                                    6,138    361,405

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
    General Cable Corp.                                      56,963 $ 1,459,392
    General Dynamics Corp.                                   22,257   2,436,029
    General Electric Co.                                    773,205  20,791,482
*   Genesee & Wyoming, Inc. Class A                          19,426   1,923,368
*   Gibraltar Industries, Inc.                               33,716     575,869
    Global Power Equipment Group, Inc.                       15,083     264,405
#*  Goldfield Corp. (The)                                     9,421      19,407
    Gorman-Rupp Co. (The)                                    19,231     597,123
*   GP Strategies Corp.                                      18,640     489,859
    Graco, Inc.                                               4,338     314,505
#*  GrafTech International, Ltd.                            127,697   1,431,483
    Graham Corp.                                             10,133     302,369
#   Granite Construction, Inc.                               43,963   1,643,337
*   Great Lakes Dredge & Dock Corp.                          67,714     584,372
#*  Greenbrier Cos., Inc. (The)                              32,885   1,724,489
    Griffon Corp.                                            69,548     739,991
*   H&E Equipment Services, Inc.                             37,311   1,438,339
    Hardinge, Inc.                                           13,131     175,430
    Harsco Corp.                                             76,570   1,832,320
#*  Hawaiian Holdings, Inc.                                  57,468     830,413
#   Healthcare Services Group, Inc.                           6,032     175,531
#   Heartland Express, Inc.                                  40,487     880,997
#   HEICO Corp.                                              11,777     651,504
    HEICO Corp. Class A                                      25,945   1,057,259
    Heidrick & Struggles International, Inc.                 19,740     372,099
#*  Heritage-Crystal Clean, Inc.                              1,954      31,264
    Herman Miller, Inc.                                      14,872     458,504
*   Hertz Global Holdings, Inc.                              70,637   2,011,035
*   Hexcel Corp.                                             22,061     919,723
*   Hill International, Inc.                                 42,457     285,311
    HNI Corp.                                                26,562     935,779
    Honeywell International, Inc.                             1,900     176,510
    Houston Wire & Cable Co.                                 21,411     266,781
*   Hub Group, Inc. Class A                                  31,352   1,399,867
    Hubbell, Inc. Class A                                     1,952     218,819
    Hubbell, Inc. Class B                                     6,877     809,560
*   Hudson Global, Inc.                                      34,265     121,641
    Huntington Ingalls Industries, Inc.                      14,948   1,539,644
    Hurco Cos., Inc.                                          6,280     167,425
*   Huron Consulting Group, Inc.                             19,115   1,360,988
    Hyster-Yale Materials Handling, Inc.                     13,948   1,344,448
*   ICF International, Inc.                                  22,530     877,994
    IDEX Corp.                                               20,283   1,512,503
*   IHS, Inc. Class A                                         4,370     527,153
    Illinois Tool Works, Inc.                                13,917   1,186,146
    Ingersoll-Rand P.L.C.                                    22,300   1,333,540
#*  InnerWorkings, Inc.                                      36,891     265,615
#*  Innovative Solutions & Support, Inc.                     16,826     113,239
    Insperity, Inc.                                          15,017     481,445
    Insteel Industries, Inc.                                 19,007     391,164
*   Integrated Electrical Services, Inc.                     12,442      77,265
    Interface, Inc.                                          29,517     531,011

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
#   International Shipholding Corp.                           1,100 $   29,634
#   Intersections, Inc.                                      18,573    104,380
    Iron Mountain, Inc.                                      22,012    626,021
    ITT Corp.                                                29,937  1,291,482
*   Jacobs Engineering Group, Inc.                           12,712    733,482
    JB Hunt Transport Services, Inc.                          6,000    456,600
#*  JetBlue Airways Corp.                                   331,433  2,619,978
    John Bean Technologies Corp.                             16,543    479,582
#   Joy Global, Inc.                                         31,973  1,930,530
    Kadant, Inc.                                              1,953     67,867
    Kaman Corp.                                              30,968  1,299,727
    Kansas City Southern                                     13,629  1,374,894
    KAR Auction Services, Inc.                               58,679  1,747,461
    KBR, Inc.                                                45,455  1,153,193
    Kelly Services, Inc. Class A                             41,979    884,078
    Kelly Services, Inc. Class B                                700     15,897
#   Kennametal, Inc.                                         22,939  1,071,939
*   Key Technology, Inc.                                      5,258     64,831
    Kforce, Inc.                                             37,672    870,977
    Kimball International, Inc. Class B                      35,471    594,494
*   Kirby Corp.                                              23,203  2,334,686
#   Knight Transportation, Inc.                              81,536  1,934,849
    Knoll, Inc.                                              16,163    294,005
*   Korn/Ferry International                                 54,689  1,588,715
#*  Kratos Defense & Security Solutions, Inc.                64,583    466,289
    L-3 Communications Holdings, Inc.                        51,364  5,925,865
#   Landstar System, Inc.                                    12,965    816,665
#*  Lawson Products, Inc.                                     8,745    146,479
#*  Layne Christensen Co.                                    23,728    413,342
    LB Foster Co. Class A                                    11,249    532,640
    Lennox International, Inc.                                6,221    521,506
    Lincoln Electric Holdings, Inc.                          19,400  1,296,114
#   Lindsay Corp.                                             6,903    608,361
#*  LMI Aerospace, Inc.                                      13,707    186,963
    LS Starrett Co. (The) Class A                             6,944    108,465
    LSI Industries, Inc.                                     32,842    249,928
#*  Luna Innovations, Inc.                                    3,800      5,472
*   Lydall, Inc.                                             17,009    398,181
#*  Magnetek, Inc.                                            1,197     26,394
#*  Manitex International, Inc.                               3,300     54,318
#   Manitowoc Co., Inc. (The)                                58,740  1,866,757
    Manpowergroup, Inc.                                      58,135  4,728,701
    Marten Transport, Ltd.                                   38,690    907,667
    Masco Corp.                                              60,333  1,212,090
#*  MasTec, Inc.                                             76,702  3,035,865
    Mastech Holdings, Inc.                                      991     17,124
    Matson, Inc.                                             40,660    963,235
    McGrath RentCorp                                         25,820    815,396
*   Meritor, Inc.                                            42,906    509,294
*   Metalico, Inc.                                           43,586     67,122
*   Mfri, Inc.                                                5,730     62,400
#*  Middleby Corp. (The)                                      6,296  1,589,614

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
    Miller Industries, Inc.                                  13,234 $  256,343
*   Mistras Group, Inc.                                      17,791    404,034
    Mobile Mini, Inc.                                        51,626  2,280,837
*   Moog, Inc. Class A                                       39,159  2,562,957
*   Moog, Inc. Class B                                        2,977    194,934
*   MRC Global, Inc.                                          2,898     84,593
    MSA Safety, Inc.                                         21,994  1,160,183
    MSC Industrial Direct Co., Inc. Class A                   2,891    263,254
    Mueller Industries, Inc.                                 71,272  2,062,612
    Mueller Water Products, Inc. Class A                    171,486  1,563,952
#   Multi-Color Corp.                                        17,115    596,458
*   MYR Group, Inc.                                          24,059    564,424
#   National Presto Industries, Inc.                          7,418    536,025
*   Navigant Consulting, Inc.                                56,735    953,148
#*  NCI Building Systems, Inc.                                1,411     22,068
    Nielsen Holdings NV                                      22,800  1,070,460
#   NL Industries, Inc.                                      44,564    446,977
    NN, Inc.                                                 18,861    369,110
    Nordson Corp.                                             8,370    622,309
    Norfolk Southern Corp.                                   48,705  4,604,084
    Northrop Grumman Corp.                                   17,610  2,139,791
*   Northwest Pipe Co.                                       11,888    425,234
#*  Ocean Power Technologies, Inc.                            8,120     21,924
*   Old Dominion Freight Line, Inc.                          44,451  2,695,064
#   Omega Flex, Inc.                                          4,638     93,548
*   On Assignment, Inc.                                      40,261  1,409,135
*   Orbital Sciences Corp.                                   65,692  1,931,345
*   Orion Energy Systems, Inc.                               22,165    117,475
*   Orion Marine Group, Inc.                                 21,687    254,389
    Oshkosh Corp.                                            76,569  4,250,345
    Owens Corning                                           115,475  4,717,154
    PACCAR, Inc.                                              6,817    436,152
    Pall Corp.                                                7,100    597,465
*   PAM Transportation Services, Inc.                         8,221    204,621
*   Park-Ohio Holdings Corp.                                 12,584    734,780
    Parker Hannifin Corp.                                    10,214  1,295,952
*   Patrick Industries, Inc.                                  9,134    365,999
#*  Patriot Transportation Holding, Inc.                      7,423    258,914
#*  Pendrell Corp.                                           45,689     75,387
    Pentair, Ltd.                                            38,232  2,840,255
*   PGT, Inc.                                                41,352    411,452
*   Pike Corp.                                               40,043    384,413
#   Pitney Bowes, Inc.                                        4,400    117,920
#*  PMFG, Inc.                                                8,778     49,771
#*  Polypore International, Inc.                             11,353    393,722
    Powell Industries, Inc.                                  13,187    835,001
*   PowerSecure International, Inc.                          22,223    494,017
    Precision Castparts Corp.                                 2,800    708,652
    Preformed Line Products Co.                               5,844    349,237
    Primoris Services Corp.                                  23,485    657,110
*   Proto Labs, Inc.                                          1,387     83,969
    Providence and Worcester Railroad Co.                     2,562     44,681

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
    Quad/Graphics, Inc.                                      12,464 $   269,846
*   Quality Distribution, Inc.                               11,361     142,808
    Quanex Building Products Corp.                           43,028     810,648
*   Quanta Services, Inc.                                    99,324   3,504,151
#   Raven Industries, Inc.                                   23,262     718,796
    Raytheon Co.                                             11,993   1,145,092
*   RBC Bearings, Inc.                                       13,626     848,355
*   RCM Technologies, Inc.                                   10,468      70,973
#*  Real Goods Solar, Inc. Class A                            3,465      10,152
    Regal-Beloit Corp.                                       34,752   2,597,017
*   Republic Airways Holdings, Inc.                          54,181     450,244
    Republic Services, Inc.                                 118,036   4,141,883
    Resources Connection, Inc.                               47,834     651,021
*   Rexnord Corp.                                               655      17,515
#*  Roadrunner Transportation Systems, Inc.                  34,018     837,863
    Robert Half International, Inc.                           1,000      44,800
    Rockwell Automation, Inc.                                 9,200   1,096,456
    Rollins, Inc.                                            11,475     345,168
    Roper Industries, Inc.                                    9,010   1,251,939
*   RPX Corp.                                                48,509     794,577
    RR Donnelley & Sons Co.                                  84,111   1,480,354
#*  Rush Enterprises, Inc. Class A                           33,563   1,077,372
*   Rush Enterprises, Inc. Class B                            4,506     127,430
    Ryder System, Inc.                                       74,355   6,110,494
*   Saia, Inc.                                               31,322   1,289,527
#   Schawk, Inc.                                             26,443     528,860
*   Sensata Technologies Holding NV                           5,165     219,358
    Servotronics, Inc.                                        1,499      11,610
    SIFCO Industries, Inc.                                    4,888     160,571
    Simpson Manufacturing Co., Inc.                          48,444   1,588,479
    SkyWest, Inc.                                            65,489     759,672
*   SL Industries, Inc.                                       9,000     247,410
#   SmartPros, Ltd.                                           1,700       5,831
    Snap-on, Inc.                                            22,655   2,627,980
    Southwest Airlines Co.                                  457,205  11,050,645
#*  SP Plus Corp.                                            10,006     244,347
*   Sparton Corp.                                            10,134     275,239
*   Spirit Aerosystems Holdings, Inc. Class A                41,712   1,252,611
*   Spirit Airlines, Inc.                                     1,658      94,241
    SPX Corp.                                                17,868   1,819,677
#*  Standard Register Co. (The)                               5,242      38,057
    Standex International Corp.                              14,134     839,136
    Stanley Black & Decker, Inc.                             47,494   4,079,260
    Steelcase, Inc. Class A                                  69,400   1,143,712
*   Stericycle, Inc.                                          2,600     302,744
#*  Sterling Construction Co., Inc.                          16,504     126,751
#   Sun Hydraulics Corp.                                     12,252     500,862
*   Supreme Industries, Inc. Class A                          9,289      52,669
#*  Swift Transportation Co.                                 18,434     443,338
    Sypris Solutions, Inc.                                   17,625      53,404
#*  TAL International Group, Inc.                            36,804   1,552,393
#*  Taser International, Inc.                                53,936     871,066

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
*   Team, Inc.                                               17,397 $  746,157
#*  Tecumseh Products Co. Class A                            13,430     80,714
*   Tecumseh Products Co. Class B                             2,690     15,710
*   Teledyne Technologies, Inc.                              20,382  1,892,673
#   Tennant Co.                                               8,685    554,016
    Terex Corp.                                             100,493  4,350,342
*   Tetra Tech, Inc.                                         62,024  1,778,228
#   Textainer Group Holdings, Ltd.                           51,126  2,009,252
    Textron, Inc.                                            27,184  1,111,826
*   Thermon Group Holdings, Inc.                              1,817     43,281
    Timken Co. (The)                                         16,002  1,009,406
#   Titan International, Inc.                                38,557    675,133
#*  Titan Machinery, Inc.                                    23,132    408,048
    Toro Co. (The)                                            7,800    495,612
    Towers Watson & Co. Class A                               5,900    662,098
    TransDigm Group, Inc.                                     4,939    878,500
#*  TRC Cos., Inc.                                           18,568    110,108
#*  Trex Co., Inc.                                            5,842    458,714
*   Trimas Corp.                                             27,964  1,002,789
    Trinity Industries, Inc.                                 77,500  5,817,150
    Triumph Group, Inc.                                      28,344  1,836,975
*   TrueBlue, Inc.                                           43,153  1,154,343
*   Tutor Perini Corp.                                       58,607  1,734,767
#   Twin Disc, Inc.                                          16,100    465,773
    Tyco International, Ltd.                                 33,704  1,378,494
*   Ultralife Corp.                                          16,511     59,440
    UniFirst Corp.                                           14,759  1,420,406
    Union Pacific Corp.                                      38,051  7,246,052
*   United Continental Holdings, Inc.                        31,535  1,288,835
#*  United Rentals, Inc.                                     42,810  4,016,862
#   United Stationers, Inc.                                  41,796  1,568,604
    United Technologies Corp.                                29,904  3,538,540
*   UniTek Global Services, Inc.                              2,748      3,353
    Universal Forest Products, Inc.                          23,626  1,192,877
*   Universal Security Instruments, Inc.                      1,213      5,095
#   Universal Truckload Services, Inc.                       16,084    396,631
    URS Corp.                                                78,824  3,714,187
    US Ecology, Inc.                                         16,963    757,398
#*  USA Truck, Inc.                                          12,082    201,286
#*  USG Corp.                                                53,224  1,589,269
#   UTi Worldwide, Inc.                                     108,331  1,060,560
#   Valmont Industries, Inc.                                  6,280    935,155
*   Versar, Inc.                                              7,645     29,510
    Viad Corp.                                               28,407    654,781
*   Vicor Corp.                                              23,646    197,681
*   Virco Manufacturing Corp.                                21,636     47,491
#*  Volt Information Sciences, Inc.                          24,400    194,712
    VSE Corp.                                                 5,353    334,402
#*  Wabash National Corp.                                    46,166    616,778
*   WABCO Holdings, Inc.                                      8,200    877,482
    Wabtec Corp.                                             11,888    886,250
    Waste Connections, Inc.                                  35,952  1,605,616

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Industrials -- (Continued)
    Waste Management, Inc.                                  23,011 $  1,022,839
    Watsco, Inc.                                             5,991      616,534
    Watsco, Inc. Class B                                     1,205      122,030
#   Watts Water Technologies, Inc. Class A                  30,800    1,638,560
#   Werner Enterprises, Inc.                                79,270    2,029,312
*   Wesco Aircraft Holdings, Inc.                           47,647      965,328
#*  WESCO International, Inc.                               26,617    2,336,440
*   Willdan Group, Inc.                                      5,554       25,937
*   Willis Lease Finance Corp.                               8,183      164,969
    Woodward, Inc.                                           8,559      383,700
    WW Grainger, Inc.                                        3,802      967,229
#*  XPO Logistics, Inc.                                     21,438      581,827
    Xylem, Inc.                                             16,981      638,316
#*  YRC Worldwide, Inc.                                      1,704       38,221
                                                                   ------------
Total Industrials                                                   454,668,028
                                                                   ------------
Information Technology -- (12.2%)
#*  3D Systems Corp.                                        49,813    2,358,147
*   ACI Worldwide, Inc.                                     15,954      911,771
    Activision Blizzard, Inc.                              298,945    5,981,889
*   Actuate Corp.                                           49,474      278,539
*   Acxiom Corp.                                            75,579    2,134,351
#*  ADDvantage Technologies Group, Inc.                      7,160       24,058
*   Adobe Systems, Inc.                                     18,269    1,127,015
#   ADTRAN, Inc.                                            26,259      588,989
*   Advanced Energy Industries, Inc.                        42,574      931,519
#*  Advanced Micro Devices, Inc.                            34,281      140,209
*   Advanced Photonix, Inc. Class A                          3,200        1,760
#   Advent Software, Inc.                                   14,240      410,397
*   Aehr Test Systems                                        2,692        6,892
*   Aeroflex Holding Corp.                                   3,675       28,114
#*  Aetrium, Inc.                                              650        3,283
*   Agilysys, Inc.                                          23,700      297,198
*   Akamai Technologies, Inc.                                8,346      442,922
*   Alliance Data Systems Corp.                              2,000      483,800
#*  Alpha & Omega Semiconductor, Ltd.                        5,202       37,454
    Altera Corp.                                            14,759      479,963
    Amdocs, Ltd.                                            14,311      665,891
    American Software, Inc. Class A                         24,803      239,101
#*  Amkor Technology, Inc.                                 170,484    1,355,348
    Amphenol Corp. Class A                                   8,719      831,357
*   Amtech Systems, Inc.                                     8,142       69,614
#*  ANADIGICS, Inc.                                         86,065      107,581
    Analog Devices, Inc.                                    16,533      847,978
    Anixter International, Inc.                             15,883    1,556,216
*   ANSYS, Inc.                                              6,005      458,242
*   AOL, Inc.                                               91,685    3,925,035
    Apple, Inc.                                             44,049   25,992,874
    Applied Materials, Inc.                                 70,077    1,335,668
*   Applied Micro Circuits Corp.                            36,653      355,901
*   ARRIS Group, Inc.                                      131,862    3,440,280
*   Arrow Electronics, Inc.                                112,721    6,396,917

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
*   Aspen Technology, Inc.                                    7,189 $  309,055
    Astro-Med, Inc.                                           7,311     91,899
*   Atmel Corp.                                              54,133    420,613
*   Autobytel, Inc.                                           2,224     27,667
*   Autodesk, Inc.                                           10,099    484,954
    Avago Technologies, Ltd.                                 14,754    936,879
#*  AVG Technologies NV                                       1,849     34,632
#*  Aviat Networks, Inc.                                     63,193     95,421
#*  Avid Technology, Inc.                                    43,600    329,180
    Avnet, Inc.                                             101,470  4,376,401
    AVX Corp.                                               120,148  1,603,976
*   Aware, Inc.                                              18,447    102,196
*   Axcelis Technologies, Inc.                              101,937    182,467
*   AXT, Inc.                                                32,748     70,736
    Badger Meter, Inc.                                        9,967    493,865
*   Bankrate, Inc.                                           67,288  1,178,886
    Bel Fuse, Inc. Class A                                    3,300     67,188
    Bel Fuse, Inc. Class B                                    9,614    209,201
    Belden, Inc.                                             23,622  1,743,540
*   Benchmark Electronics, Inc.                              77,718  1,801,503
    Black Box Corp.                                          25,515    542,449
    Blackbaud, Inc.                                          15,029    457,633
#*  Blackhawk Network Holdings, Inc. Class B                  8,399    193,429
#*  Blucora, Inc.                                            44,670    859,897
    Booz Allen Hamilton Holding Corp.                         3,162     73,485
#*  Bottomline Technologies de, Inc.                         22,107    699,465
    Broadcom Corp. Class A                                    3,000     92,430
    Broadridge Financial Solutions, Inc.                      8,165    313,046
#*  BroadVision, Inc.                                         4,752     47,140
*   Brocade Communications Systems, Inc.                    447,964  4,170,545
    Brooks Automation, Inc.                                  92,157    942,766
*   Bsquare Corp.                                             8,148     26,074
*   BTU International, Inc.                                   6,833     20,021
    CA, Inc.                                                 29,228    880,932
*   Cabot Microelectronics Corp.                             21,805    945,683
#*  CACI International, Inc. Class A                         29,488  2,053,839
*   Cadence Design Systems, Inc.                             24,600    382,776
*   CalAmp Corp.                                             10,864    192,836
*   Calix, Inc.                                              57,181    503,765
*   Cardtronics, Inc.                                        16,311    546,092
*   Cascade Microtech, Inc.                                  12,931    138,103
#   Cass Information Systems, Inc.                           10,842    547,629
*   Ceva, Inc.                                               21,943    356,135
*   Checkpoint Systems, Inc.                                 47,745    609,704
#*  China Information Technology, Inc.                        2,969     12,054
#*  ChyronHego Corp.                                          2,300      5,497
*   CIBER, Inc.                                              92,440    399,341
#*  Ciena Corp.                                              19,380    383,143
*   Cinedigm Corp.                                           29,141     72,853
#*  Cirrus Logic, Inc.                                       24,009    535,401
    Cisco Systems, Inc.                                     254,295  5,876,757
#*  Citrix Systems, Inc.                                      8,516    505,084

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
#*  Clearfield, Inc.                                          8,316 $  131,060
*   Cognex Corp.                                             62,694  2,158,554
*   Coherent, Inc.                                           22,667  1,353,447
    Cohu, Inc.                                               26,029    268,099
    Communications Systems, Inc.                             13,122    158,645
#*  CommVault Systems, Inc.                                   5,207    252,019
    Computer Sciences Corp.                                  24,516  1,450,857
#   Computer Task Group, Inc.                                16,515    261,102
    Compuware Corp.                                         118,797  1,230,737
*   comScore, Inc.                                            7,079    221,785
#   Comtech Telecommunications Corp.                         24,798    787,336
*   Comverse, Inc.                                              989     24,666
#*  Concur Technologies, Inc.                                 4,757    382,796
    Concurrent Computer Corp.                                 7,430     62,338
*   Constant Contact, Inc.                                   11,895    307,605
#   Convergys Corp.                                         126,940  2,734,288
#*  Conversant, Inc.                                         48,403  1,182,969
*   CoreLogic, Inc.                                         102,327  2,868,226
    Corning, Inc.                                           237,366  4,963,323
*   CoStar Group, Inc.                                        8,795  1,415,028
#*  Cray, Inc.                                               39,804  1,142,773
#*  Cree, Inc.                                               36,353  1,714,771
*   Crexendo, Inc.                                            6,718     21,363
    CSG Systems International, Inc.                          36,325    957,527
    CSP, Inc.                                                 2,269     17,199
    CTS Corp.                                                39,077    695,180
*   CyberOptics Corp.                                         7,973     59,957
    Daktronics, Inc.                                         41,222    536,710
*   Datalink Corp.                                           17,293    222,042
#*  Dataram Corp.                                             1,316      3,527
*   Dealertrack Technologies, Inc.                           38,086  1,740,149
#*  Demand Media, Inc.                                       24,294    101,063
*   Dice Holdings, Inc.                                      63,896    488,804
#   Diebold, Inc.                                            48,740  1,833,111
*   Digi International, Inc.                                 27,924    247,407
    Digimarc Corp.                                            5,363    177,086
*   Digital River, Inc.                                      39,992    611,478
*   Diodes, Inc.                                             42,436  1,119,037
*   Dot Hill Systems Corp.                                   51,635    213,253
*   DSP Group, Inc.                                          22,785    181,369
    DST Systems, Inc.                                        11,104  1,023,678
*   DTS, Inc.                                                17,423    324,242
    EarthLink Holdings Corp.                                116,896    398,615
*   eBay, Inc.                                               38,237  1,981,824
#   Ebix, Inc.                                               29,521    465,841
#*  Echelon Corp.                                            10,191     26,395
*   EchoStar Corp. Class A                                   39,899  1,793,859
*   Edgewater Technology, Inc.                                8,479     60,031
#*  Elecsys Corp.                                             1,496     20,286
    Electro Rent Corp.                                       26,078    421,160
    Electro Scientific Industries, Inc.                      33,107    280,747
*   Electronic Arts, Inc.                                    19,023    538,351

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
*   Electronics for Imaging, Inc.                            45,192 $1,707,806
#*  Ellie Mae, Inc.                                           2,429     59,243
#*  eMagin Corp.                                             11,664     28,110
    EMC Corp.                                                65,000  1,677,000
#*  Emcore Corp.                                             26,656    128,748
*   Emulex Corp.                                            108,735    777,455
*   Entegris, Inc.                                          161,194  1,787,641
*   Entropic Communications, Inc.                            96,873    357,461
*   Envestnet, Inc.                                           3,782    139,367
*   EPAM Systems, Inc.                                       10,625    330,756
    EPIQ Systems, Inc.                                       40,402    516,742
*   ePlus, Inc.                                               8,798    440,252
#*  Equinix, Inc.                                             3,982    747,859
*   Euronet Worldwide, Inc.                                  48,710  2,240,173
*   Exar Corp.                                               52,119    563,928
*   ExlService Holdings, Inc.                                22,179    627,555
*   Extreme Networks, Inc.                                  102,706    587,478
*   F5 Networks, Inc.                                         3,400    357,578
*   Fabrinet                                                 31,467    679,687
#   FactSet Research Systems, Inc.                            1,700    181,050
    Fair Isaac Corp.                                         37,239  2,130,071
*   Fairchild Semiconductor International, Inc.             184,949  2,354,401
*   FalconStor Software, Inc.                                29,232     44,433
*   FARO Technologies, Inc.                                  15,152    604,565
    FEI Co.                                                  30,474  2,423,292
    Fidelity National Information Services, Inc.            135,134  7,220,210
#*  Finisar Corp.                                            71,998  1,882,748
*   First Solar, Inc.                                        96,345  6,502,324
*   Fiserv, Inc.                                             24,452  1,486,193
    FLIR Systems, Inc.                                       15,627    531,943
*   FormFactor, Inc.                                         63,834    367,045
    Forrester Research, Inc.                                 16,811    595,614
#*  Freescale Semiconductor, Ltd.                             8,279    181,890
*   Frequency Electronics, Inc.                               8,185     87,211
*   Gartner, Inc.                                             8,459    583,163
*   Genpact, Ltd.                                             6,410    108,073
*   GigOptix, Inc.                                            3,278      5,212
*   Global Cash Access Holdings, Inc.                        68,823    454,232
    Global Payments, Inc.                                     6,639    443,684
#   Globalscape, Inc.                                         2,198      5,429
*   GSE Systems, Inc.                                        26,843     46,975
*   GSI Group, Inc.                                          36,710    445,659
#*  GSI Technology, Inc.                                     27,206    172,758
#*  GT Advanced Technologies, Inc.                           24,000    398,640
#*  Guidance Software, Inc.                                   9,803     90,286
*   Guidewire Software, Inc.                                    500     18,880
    Hackett Group, Inc. (The)                                41,738    250,428
*   Harmonic, Inc.                                          120,507    847,164
    Harris Corp.                                              9,532    700,793
#   Heartland Payment Systems, Inc.                           8,335    341,235
    Hewlett-Packard Co.                                     265,841  8,788,703
    Hittite Microwave Corp.                                  13,900    825,104

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
#*  Hutchinson Technology, Inc.                              29,439 $    81,840
    IAC/InterActiveCorp                                     115,491   7,654,743
#*  ID Systems, Inc.                                         11,992      67,515
#*  Identive Group, Inc.                                     42,924      36,485
#*  IEC Electronics Corp.                                     7,468      33,233
*   iGATE Corp.                                              23,968     877,229
*   II-VI, Inc.                                              47,224     680,026
*   Ikanos Communications, Inc.                               8,330       4,956
#*  Imation Corp.                                            39,287     169,720
#*  Immersion Corp.                                          21,510     243,923
#*  Infinera Corp.                                           82,316     737,551
*   Informatica Corp.                                         6,484     229,858
*   Ingram Micro, Inc. Class A                              149,359   4,026,719
*   Innodata, Inc.                                           21,458      72,313
*   Inphi Corp.                                              23,122     341,974
*   Insight Enterprises, Inc.                                64,391   1,681,893
*   Integrated Device Technology, Inc.                      187,332   2,186,164
*   Integrated Silicon Solution, Inc.                        31,768     459,365
    Intel Corp.                                             534,019  14,252,967
*   Intellicheck Mobilisa, Inc.                               2,300       1,564
*   Interactive Intelligence Group, Inc.                      7,937     496,618
#   InterDigital, Inc.                                        3,715     128,985
#*  Internap Network Services Corp.                          55,781     374,848
*   International Rectifier Corp.                            83,537   2,175,303
*   Interphase Corp.                                          4,200      22,890
    Intersil Corp. Class A                                  147,971   1,825,962
#*  inTEST Corp.                                              2,202       9,094
*   Intevac, Inc.                                            24,856     200,091
*   IntraLinks Holdings, Inc.                                26,655     243,893
*   IntriCon Corp.                                            6,777      44,796
    Intuit, Inc.                                              5,892     446,319
#*  Inuvo, Inc.                                               3,127       2,408
#*  IPG Photonics Corp.                                       9,261     598,538
*   Iteris, Inc.                                             13,000      25,220
#*  Itron, Inc.                                              36,993   1,405,734
*   Ixia                                                     55,569     690,167
    IXYS Corp.                                               35,507     383,121
#   j2 Global, Inc.                                          25,662   1,189,690
    Jabil Circuit, Inc.                                      51,771     893,567
    Jack Henry & Associates, Inc.                            10,749     592,915
*   JDS Uniphase Corp.                                       26,000     329,420
*   Juniper Networks, Inc.                                  218,330   5,390,568
#*  Kemet Corp.                                              49,217     246,577
*   Key Tronic Corp.                                         11,045     115,752
    KLA-Tencor Corp.                                         11,000     703,890
*   Knowles Corp.                                             6,388     178,417
#*  Kopin Corp.                                              75,094     244,806
*   Kulicke & Soffa Industries, Inc.                         88,369   1,299,908
*   KVH Industries, Inc.                                     18,537     250,435
*   Lam Research Corp.                                       47,402   2,730,829
*   Lattice Semiconductor Corp.                             128,936   1,085,641
#   Leidos Holdings, Inc.                                    33,039   1,230,372

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
    Lexmark International, Inc. Class A                      66,659 $ 2,866,337
*   LGL Group, Inc. (The)                                     1,300       6,370
*   Limelight Networks, Inc.                                 99,614     206,201
    Linear Technology Corp.                                   3,740     166,430
*   Lionbridge Technologies, Inc.                            26,308     154,691
#*  Liquidity Services, Inc.                                  1,243      21,442
    Littelfuse, Inc.                                         14,744   1,335,069
*   LoJack Corp.                                             26,126     148,134
    LSI Corp.                                                52,348     583,157
*   LTX-Credence Corp.                                       54,157     521,532
*   M/A-COM Technology Solutions Holdings, Inc.               2,801      49,046
*   Magnachip Semiconductor Corp.                            41,376     579,264
#*  Management Network Group, Inc.                            1,166       4,769
*   Manhattan Associates, Inc.                               35,640   1,123,729
#   ManTech International Corp. Class A                      26,394     787,333
    Marchex, Inc. Class B                                    28,607     264,615
    Marvell Technology Group, Ltd.                          258,459   4,099,160
*   Mattersight Corp.                                         2,773      17,498
*   Mattson Technology, Inc.                                 37,406      74,438
    Maxim Integrated Products, Inc.                          16,551     536,914
    MAXIMUS, Inc.                                            36,062   1,535,159
#*  MaxLinear, Inc. Class A                                   7,390      58,159
#*  Maxwell Technologies, Inc.                               31,255     470,700
#*  Measurement Specialties, Inc.                            15,274     982,882
    Mentor Graphics Corp.                                   115,618   2,393,293
*   Mercury Systems, Inc.                                    36,698     512,304
#   Mesa Laboratories, Inc.                                   2,992     256,414
    Methode Electronics, Inc.                                42,014   1,165,468
    Micrel, Inc.                                             58,395     581,614
#   Microchip Technology, Inc.                               12,600     599,004
*   Micron Technology, Inc.                                 569,578  14,877,377
*   MICROS Systems, Inc.                                     12,220     629,330
*   Microsemi Corp.                                          91,858   2,160,500
    MKS Instruments, Inc.                                    62,355   1,755,293
#   MOCON, Inc.                                               7,200     115,056
#*  ModusLink Global Solutions, Inc.                         41,970     169,559
*   MoneyGram International, Inc.                             3,779      49,883
*   Monolithic Power Systems, Inc.                           31,902   1,183,564
    Monotype Imaging Holdings, Inc.                          34,236     904,173
*   Monster Worldwide, Inc.                                 130,542     899,434
#*  MoSys, Inc.                                              34,527     135,001
    Motorola Solutions, Inc.                                  6,581     418,420
*   Move, Inc.                                               21,403     228,798
#   MTS Systems Corp.                                        11,683     753,203
*   Multi-Fineline Electronix, Inc.                          22,775     281,955
*   Nanometrics, Inc.                                        24,084     391,606
*   NAPCO Security Technologies, Inc.                        11,790      68,854
    National Instruments Corp.                               11,250     307,238
*   NCI, Inc. Class A                                         7,471      74,486
*   NCR Corp.                                                22,900     698,679
#*  NeoPhotonics Corp.                                        3,057      17,639
    NetApp, Inc.                                             24,000     854,640

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
*   NETGEAR, Inc.                                            33,758 $1,090,383
#*  Netlist, Inc.                                            10,407     16,859
*   Netscout Systems, Inc.                                   26,955  1,050,167
*   NetSuite, Inc.                                            4,884    377,582
#*  NeuStar, Inc. Class A                                     7,297    187,679
*   Newport Corp.                                            44,777    836,434
    NIC, Inc.                                                17,644    323,591
#*  Novatel Wireless, Inc.                                   39,494     71,484
#*  Nuance Communications, Inc.                              22,798    366,820
#*  Numerex Corp. Class A                                     5,996     61,459
    NVIDIA Corp.                                             38,551    712,037
*   Oclaro, Inc.                                             74,291    252,589
*   OmniVision Technologies, Inc.                            64,775  1,265,056
*   ON Semiconductor Corp.                                   56,713    533,669
*   Onvia, Inc.                                                 700      3,651
*   OpenTable, Inc.                                             736     49,430
*   Oplink Communications, Inc.                              26,521    454,570
    Optical Cable Corp.                                       6,626     25,113
*   OSI Systems, Inc.                                        15,752    879,119
*   Pandora Media, Inc.                                       1,300     30,446
#*  PAR Technology Corp.                                     12,088     58,385
    Park Electrochemical Corp.                               23,058    614,726
#*  Parkervision, Inc.                                        2,838     12,941
    PC Connection, Inc.                                      27,310    546,473
    PC-Tel, Inc.                                             23,419    193,207
*   PCM, Inc.                                                12,900    134,418
*   PDF Solutions, Inc.                                      21,746    408,172
    Pegasystems, Inc.                                         2,546     42,187
    Perceptron, Inc.                                          9,285    109,563
*   Perficient, Inc.                                         34,541    631,064
*   Pericom Semiconductor Corp.                              26,855    216,720
*   Photronics, Inc.                                         68,273    592,610
#*  Pixelworks, Inc.                                          8,299     42,574
*   Planar Systems, Inc.                                     16,655     36,641
    Plantronics, Inc.                                        28,049  1,222,095
*   Plexus Corp.                                             33,917  1,421,801
*   PLX Technology, Inc.                                     37,157    215,511
*   PMC-Sierra, Inc.                                        217,500  1,487,700
*   Polycom, Inc.                                           117,441  1,444,524
#   Power Integrations, Inc.                                 14,548    687,102
#*  PRGX Global, Inc.                                        27,966    179,821
#*  Procera Networks, Inc.                                   17,779    164,634
*   Progress Software Corp.                                  45,735    981,473
*   PROS Holdings, Inc.                                       3,540     96,996
*   PTC, Inc.                                                13,187    466,424
*   Pulse Electronics Corp.                                     600      1,980
    QAD, Inc. Class A                                         8,223    156,648
    QAD, Inc. Class B                                         2,342     36,512
*   QLogic Corp.                                             99,091  1,147,474
    QUALCOMM, Inc.                                           23,426  1,843,860
*   Qualstar Corp.                                            6,493      9,804
#*  Quantum Corp.                                            51,697     55,833

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
#*  QuickLogic Corp.                                         10,134 $   47,934
*   QuinStreet, Inc.                                          2,000     12,200
*   Qumu Corp.                                               10,312    138,696
#*  Rackspace Hosting, Inc.                                     600     17,412
#*  Radisys Corp.                                            29,188     93,402
#*  Rambus, Inc.                                             64,753    782,864
*   RealNetworks, Inc.                                       37,272    281,031
*   Red Hat, Inc.                                             6,300    306,495
#*  Reis, Inc.                                               11,179    184,006
*   Relm Wireless Corp.                                       7,900     25,438
#*  Remark Media, Inc.                                          844      4,861
    RF Industries, Ltd.                                       7,730     47,230
*   RF Micro Devices, Inc.                                  250,701  2,115,916
#   Richardson Electronics, Ltd.                             15,984    160,160
*   Riverbed Technology, Inc.                                14,550    282,998
*   Rofin-Sinar Technologies, Inc.                           28,773    638,761
*   Rogers Corp.                                             15,224    913,744
*   Rosetta Stone, Inc.                                      23,564    280,647
*   Rovi Corp.                                               24,996    557,161
#*  Rubicon Technology, Inc.                                 18,870    191,153
*   Rudolph Technologies, Inc.                               43,348    394,900
*   Saba Software, Inc.                                      13,285    146,135
    SanDisk Corp.                                            34,190  2,905,124
*   Sanmina Corp.                                            98,198  1,988,509
*   Sapient Corp.                                            53,171    865,092
*   ScanSource, Inc.                                         28,724  1,103,289
    Science Applications International Corp.                 11,420    445,380
*   Seachange International, Inc.                            38,662    362,263
    Seagate Technology P.L.C.                                23,709  1,246,619
*   Selectica, Inc.                                             628      3,737
*   Semtech Corp.                                            41,469    994,427
*   ServiceSource International, Inc.                         3,531     22,033
#*  Sevcon, Inc.                                              1,971     21,464
*   ShoreTel, Inc.                                           50,584    381,909
*   Sigma Designs, Inc.                                      38,527    145,247
#*  Silicon Graphics International Corp.                     14,772    178,446
*   Silicon Image, Inc.                                      80,653    452,463
*   Silicon Laboratories, Inc.                               20,030    900,348
*   Skyworks Solutions, Inc.                                 27,122  1,113,358
#*  Smith Micro Software, Inc.                               38,073     63,201
*   SMTC Corp.                                                4,872      7,454
*   SolarWinds, Inc.                                         12,382    499,242
    Solera Holdings, Inc.                                     6,600    427,548
*   Sonus Networks, Inc.                                    319,853  1,045,919
*   Spansion, Inc. Class A                                   62,265  1,110,185
#*  Spark Networks, Inc.                                      6,034     27,334
#*  Speed Commerce, Inc.                                     27,494     90,730
*   SS&C Technologies Holdings, Inc.                         71,765  2,793,094
*   Stamps.com, Inc.                                         12,830    445,329
*   StarTek, Inc.                                            15,566    108,184
#*  Stratasys, Ltd.                                          14,377  1,392,700
#*  SunEdison, Inc.                                         173,676  3,339,789

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
#*  SunPower Corp.                                          136,646 $4,566,709
*   Super Micro Computer, Inc.                               48,163    980,599
#*  support.com, Inc.                                        50,034    123,584
*   Sykes Enterprises, Inc.                                  51,451  1,018,215
    Symantec Corp.                                           22,610    458,531
#*  Synaptics, Inc.                                          17,883  1,111,428
*   Synchronoss Technologies, Inc.                            2,248     68,429
*   SYNNEX Corp.                                             42,692  2,876,587
*   Synopsys, Inc.                                           31,373  1,180,252
#*  Syntel, Inc.                                              4,100    329,312
#*  Take-Two Interactive Software, Inc.                      89,608  1,826,211
    TE Connectivity, Ltd.                                    20,820  1,227,964
*   Tech Data Corp.                                          51,682  3,229,608
*   TeleCommunication Systems, Inc. Class A                  58,380    148,869
*   Telenav, Inc.                                            46,415    284,524
*   TeleTech Holdings, Inc.                                  34,566    834,078
#*  Teradata Corp.                                            2,900    131,834
#*  Teradyne, Inc.                                           73,504  1,298,816
#   Tessco Technologies, Inc.                                10,869    357,481
    Tessera Technologies, Inc.                               58,211  1,276,567
    TheStreet, Inc.                                          29,582     76,026
#*  TIBCO Software, Inc.                                     10,754    211,101
    Total System Services, Inc.                              26,395    838,569
#   Transact Technologies, Inc.                               7,182     76,776
*   Trimble Navigation, Ltd.                                 14,440    554,929
*   Trio Tech International                                   2,616      8,227
*   TriQuint Semiconductor, Inc.                            184,523  2,616,536
*   TSR, Inc.                                                   722      2,188
#*  TTM Technologies, Inc.                                   89,284    704,451
*   Tyler Technologies, Inc.                                 14,547  1,187,763
*   Ultimate Software Group, Inc. (The)                       2,149    257,085
*   Ultra Clean Holdings, Inc.                               25,665    218,666
#*  Ultratech, Inc.                                          21,900    582,978
*   Unisys Corp.                                             11,891    289,784
    United Online, Inc.                                      15,283    181,104
#*  Unwired Planet, Inc.                                     66,037    150,564
#*  USA Technologies, Inc.                                    1,583      3,198
#*  UTStarcom Holdings Corp.                                 13,432     41,505
#*  Veeco Instruments, Inc.                                  37,673  1,392,771
*   VeriFone Systems, Inc.                                   25,658    858,004
*   Verint Systems, Inc.                                     11,484    502,655
#*  VeriSign, Inc.                                            7,900    372,722
#*  ViaSat, Inc.                                             24,715  1,586,950
#*  Viasystems Group, Inc.                                   17,945    215,699
*   Vicon Industries, Inc.                                    1,600      4,672
*   Video Display Corp.                                       6,495     22,538
*   Virtusa Corp.                                            30,447  1,003,838
    Visa, Inc. Class A                                       37,703  7,639,005
#   Vishay Intertechnology, Inc.                            169,836  2,415,068
*   Vishay Precision Group, Inc.                             17,886    290,290
#*  VistaPrint NV                                             7,396    291,920
#*  Vocus, Inc.                                               2,100     37,758

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE+
                                                          ------- ------------
Information Technology -- (Continued)
#*  Vringo, Inc.                                              900 $      3,681
#   Wayside Technology Group, Inc.                          4,672       75,500
#*  Web.com Group, Inc.                                    29,853      916,786
#*  WebMD Health Corp.                                      9,690      427,232
*   Westell Technologies, Inc. Class A                     54,239      176,819
    Western Digital Corp.                                 122,881   10,829,503
*   WEX, Inc.                                              15,860    1,522,084
    Xerox Corp.                                           731,469    8,843,460
    Xilinx, Inc.                                           17,283      815,585
*   XO Group, Inc.                                         33,845      359,434
*   Yahoo!, Inc.                                           38,013    1,366,567
*   Zebra Technologies Corp. Class A                       25,464    1,768,220
*   Zix Corp.                                              31,988      104,921
*   Zygo Corp.                                             22,493      432,765
#*  Zynga, Inc. Class A                                   243,950      987,997
                                                                  ------------
Total Information Technology                                       439,720,188
                                                                  ------------
Materials -- (5.3%)
    A Schulman, Inc.                                       32,206    1,156,840
*   AEP Industries, Inc.                                    4,480      159,578
    Air Products & Chemicals, Inc.                          6,000      705,120
    Airgas, Inc.                                            7,100      754,446
    Albemarle Corp.                                        13,868      929,711
    Alcoa, Inc.                                           555,703    7,485,319
    Allegheny Technologies, Inc.                          102,067    4,205,160
#*  Allied Nevada Gold Corp.                                2,500        8,475
#*  AM Castle & Co.                                        25,873      317,720
    AMCOL International Corp.                              22,034    1,010,259
*   American Biltrite, Inc.                                    22        9,240
#   American Vanguard Corp.                                28,100      500,461
    Ampco-Pittsburgh Corp.                                 10,468      209,674
    Aptargroup, Inc.                                       14,163      954,869
*   Arabian American Development Co.                       17,071      186,586
    Ashland, Inc.                                          54,786    5,292,328
    Avery Dennison Corp.                                   17,343      843,910
#   Axiall Corp.                                           65,673    3,060,362
    Balchem Corp.                                           8,962      555,196
    Ball Corp.                                             12,700      713,613
    Bemis Co., Inc.                                        49,227    1,980,894
    Cabot Corp.                                            61,093    3,531,175
*   Calgon Carbon Corp.                                    37,204      745,196
#   Carpenter Technology Corp.                             14,069      883,533
    Celanese Corp. Series A                                 7,096      435,907
*   Century Aluminum Co.                                  107,942    1,484,203
    CF Industries Holdings, Inc.                            8,212    2,013,336
    Chase Corp.                                             8,818      274,593
#*  Chemtura Corp.                                        103,367    2,305,084
*   Clearwater Paper Corp.                                 22,678    1,392,202
#   Cliffs Natural Resources, Inc.                        139,862    2,478,355
#*  Codexis, Inc.                                          15,600       26,520
*   Coeur Mining, Inc.                                    100,299      868,589
    Commercial Metals Co.                                 134,148    2,575,642

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Materials -- (Continued)
    Compass Minerals International, Inc.                      4,351 $  398,552
*   Contango ORE, Inc.                                        1,008     11,995
*   Continental Materials Corp.                                  73      1,351
*   Core Molding Technologies, Inc.                           8,483    101,881
*   Crown Holdings, Inc.                                      6,500    306,605
#   Cytec Industries, Inc.                                   44,664  4,257,372
#   Deltic Timber Corp.                                       6,776    411,642
    Domtar Corp.                                             36,566  3,413,802
    Dow Chemical Co. (The)                                   88,875  4,434,863
    Eagle Materials, Inc.                                    35,734  2,977,714
    Eastman Chemical Co.                                     18,043  1,572,808
    Ecolab, Inc.                                              9,795  1,024,949
    EI du Pont de Nemours & Co.                               1,400     94,248
*   Ferro Corp.                                              93,371  1,211,956
#*  Flotek Industries, Inc.                                   3,249     91,004
    FMC Corp.                                                10,200    785,400
    Freeport-McMoRan Copper & Gold, Inc.                    127,190  4,371,520
    Friedman Industries, Inc.                                10,403     89,258
#   FutureFuel Corp.                                         47,119    945,678
#*  General Moly, Inc.                                       85,417     93,959
    Globe Specialty Metals, Inc.                             24,125    467,543
#*  Golden Minerals Co.                                      12,619      8,833
*   Graphic Packaging Holding Co.                           340,196  3,490,411
    Greif, Inc. Class A                                      12,716    689,080
    Greif, Inc. Class B                                       8,346    490,828
#   Hawkins, Inc.                                            10,342    374,380
    Haynes International, Inc.                               13,044    691,984
    HB Fuller Co.                                            44,500  2,061,685
*   Headwaters, Inc.                                         58,852    734,473
#   Hecla Mining Co.                                        310,378    952,860
#*  Horsehead Holding Corp.                                  53,831    839,225
    Huntsman Corp.                                          115,617  2,896,206
    Innophos Holdings, Inc.                                  20,019  1,129,872
    Innospec, Inc.                                           18,013    775,640
    International Flavors & Fragrances, Inc.                  1,827    179,996
    International Paper Co.                                  67,274  3,138,332
#*  Intrepid Potash, Inc.                                    27,179    443,018
#   Kaiser Aluminum Corp.                                    21,204  1,492,762
*   KapStone Paper and Packaging Corp.                       96,958  2,557,752
#   KMG Chemicals, Inc.                                      12,211    190,614
    Koppers Holdings, Inc.                                    8,102    345,955
*   Kraton Performance Polymers, Inc.                        36,759    957,572
    Kronos Worldwide, Inc.                                   23,380    365,897
*   Landec Corp.                                             29,248    346,881
#*  Louisiana-Pacific Corp.                                 148,940  2,441,127
#*  LSB Industries, Inc.                                     18,927    722,822
    LyondellBasell Industries NV Class A                     11,014  1,018,795
#   Martin Marietta Materials, Inc.                           5,997    745,607
    Materion Corp.                                           23,985    807,095
#*  McEwen Mining, Inc.                                     189,521    454,850
    MeadWestvaco Corp.                                       99,011  3,868,360
*   Mercer International, Inc.                               55,537    459,846

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Materials -- (Continued)
#*  Metabolix, Inc.                                           1,126 $    1,160
    Minerals Technologies, Inc.                              34,080  2,027,419
#*  Mines Management, Inc.                                    9,985     12,681
    Mosaic Co. (The)                                         22,581  1,129,953
    Myers Industries, Inc.                                   38,255    715,369
    Neenah Paper, Inc.                                       16,629    837,603
#   NewMarket Corp.                                           1,500    558,480
    Newmont Mining Corp.                                     15,800    392,314
    Noranda Aluminum Holding Corp.                           30,896    109,681
*   Northern Technologies International Corp.                 3,755     79,418
    Nucor Corp.                                              23,318  1,206,707
#   Olin Corp.                                               87,092  2,447,285
    Olympic Steel, Inc.                                      12,310    324,492
#   OM Group, Inc.                                           36,502  1,069,144
*   OMNOVA Solutions, Inc.                                   50,419    459,821
*   Owens-Illinois, Inc.                                     26,063    828,282
    Packaging Corp. of America                               21,228  1,414,422
#*  Penford Corp.                                            11,940    150,444
    PH Glatfelter Co.                                        47,126  1,202,656
    PolyOne Corp.                                            78,982  2,959,456
    PPG Industries, Inc.                                      3,826    740,790
    Quaker Chemical Corp.                                    13,900  1,034,577
    Reliance Steel & Aluminum Co.                            75,731  5,363,269
*   Resolute Forest Products, Inc.                           25,207    449,693
    Rock-Tenn Co. Class A                                    43,474  4,156,549
    Rockwood Holdings, Inc.                                  16,722  1,188,098
#   Royal Gold, Inc.                                         11,268    745,942
    RPM International, Inc.                                  30,156  1,286,455
*   RTI International Metals, Inc.                           33,542    944,543
#   Schnitzer Steel Industries, Inc. Class A                 30,078    844,289
    Schweitzer-Mauduit International, Inc.                   31,776  1,386,705
    Scotts Miracle-Gro Co. (The) Class A                      5,700    348,897
    Sealed Air Corp.                                        172,201  5,908,216
#*  Senomyx, Inc.                                            18,977    155,422
    Sensient Technologies Corp.                              49,181  2,658,233
    Sherwin-Williams Co. (The)                                1,508    301,359
    Sigma-Aldrich Corp.                                       6,719    646,435
    Silgan Holdings, Inc.                                     8,035    399,741
#*  Silver Bull Resources, Inc.                               3,700      1,221
#*  Solitario Exploration & Royalty Corp.                     1,300      1,378
    Sonoco Products Co.                                      21,507    905,015
    Steel Dynamics, Inc.                                    215,289  3,933,330
    Stepan Co.                                               14,000    809,620
#*  Stillwater Mining Co.                                   135,749  2,142,119
*   SunCoke Energy, Inc.                                     74,371  1,552,123
    Synalloy Corp.                                            8,022    124,341
#*  Texas Industries, Inc.                                   25,441  2,205,735
    Tredegar Corp.                                           22,267    463,376
    Tronox, Ltd. Class A                                     15,816    387,492
    United States Lime & Minerals, Inc.                       5,495    297,060
#   United States Steel Corp.                               141,607  3,684,614
*   Universal Stainless & Alloy Products, Inc.                8,014    287,622

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Materials -- (Continued)
#     Valhi, Inc.                                           24,600 $    186,468
      Valspar Corp. (The)                                   25,504    1,862,812
#*    Verso Paper Corp.                                      1,365        3,713
      Vulcan Materials Co.                                  40,012    2,581,974
#     Walter Energy, Inc.                                   61,308      441,418
#     Wausau Paper Corp.                                    55,527      664,103
      Westlake Chemical Corp.                               93,376    6,648,371
      Worthington Industries, Inc.                          59,393    2,185,662
*     WR Grace & Co.                                         7,182      661,462
      Zep, Inc.                                             22,827      394,679
                                                                   ------------
Total Materials                                                     191,702,662
                                                                   ------------
Other -- (0.0%)
(o)*  Brooklyn Federal Bancorp, Inc. Escrow Shares           6,039           --
(o)*  FRD Acquisition Co. Escrow Shares                     14,091           --
(o)*  Gerber Scientific, Inc. Escrow Shares                 24,204           --
(o)*  Softbrands, Inc. Escrow Shares                         5,800           --
                                                                   ------------
Total Other                                                                  --
                                                                   ------------
Real Estate Investment Trusts -- (0.0%)
      Parkway Properties, Inc.                              18,482      348,570
                                                                   ------------
Telecommunication Services -- (1.9%)
#*    Alaska Communications Systems Group, Inc.              5,797       10,956
#     Alteva                                                 5,727       34,648
      AT&T, Inc.                                           796,344   28,429,481
      Atlantic Tele-Network, Inc.                           16,302      964,589
#*    Boingo Wireless, Inc.                                  3,589       23,687
*     Cbeyond, Inc.                                         31,959      316,075
#     CenturyLink, Inc.                                     95,717    3,341,481
*     Cincinnati Bell, Inc.                                 48,400      162,140
      Cogent Communications Group, Inc.                     10,739      370,173
#     Consolidated Communications Holdings, Inc.            34,955      696,304
#     Frontier Communications Corp.                      1,416,600    8,428,770
*     General Communication, Inc. Class A                   47,166      492,413
#*    Hawaiian Telcom Holdco, Inc.                           2,120       56,434
#     HC2 Holdings, Inc.                                     3,645       14,325
#     HickoryTech Corp.                                     12,468      147,995
      IDT Corp. Class B                                     19,006      301,055
      Inteliquent, Inc.                                     35,628      485,966
#*    Iridium Communications, Inc.                          78,908      526,316
*     Level 3 Communications, Inc.                          11,404      490,714
      Lumos Networks Corp.                                  18,560      245,178
#*    NII Holdings, Inc.                                    10,211        8,780
#     NTELOS Holdings Corp.                                 10,981      151,428
*     ORBCOMM, Inc.                                         49,673      311,450
*     Premiere Global Services, Inc.                        55,230      702,526
#*    SBA Communications Corp. Class A                       3,000      269,280
      Shenandoah Telecommunications Co.                     26,464      741,786
#*    Sprint Corp.                                         172,026    1,462,221
#*    Straight Path Communications, Inc. Class B             9,503       66,521
*     T-Mobile US, Inc.                                     37,030    1,084,609

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Telecommunication Services -- (Continued)
    Telephone & Data Systems, Inc.                           98,813 $ 2,686,725
*   tw telecom, Inc.                                          6,182     189,726
    United States Cellular Corp.                             27,886   1,158,384
    USA Mobility, Inc.                                       25,579     438,168
    Verizon Communications, Inc.                            259,639  12,132,931
*   Vonage Holdings Corp.                                   241,650     927,936
#   Windstream Holdings, Inc.                               296,547   2,689,681
                                                                    -----------
Total Telecommunication Services                                     70,560,852
                                                                    -----------
Utilities -- (1.1%)
    AES Corp.                                               172,199   2,488,276
    AGL Resources, Inc.                                      10,844     585,576
#   ALLETE, Inc.                                             16,295     843,429
    Alliant Energy Corp.                                         53       3,099
    American States Water Co.                                10,468     317,809
#   Aqua America, Inc.                                       15,907     399,107
    Artesian Resources Corp. Class A                          2,239      49,303
    Atmos Energy Corp.                                        8,582     438,025
#   Avista Corp.                                             16,380     526,617
    Black Hills Corp.                                        14,764     852,621
#*  Cadiz, Inc.                                               2,750      17,683
    California Water Service Group                           13,678     307,755
*   Calpine Corp.                                            62,871   1,441,632
    Chesapeake Utilities Corp.                                4,546     287,580
    Cleco Corp.                                               6,815     358,128
    CMS Energy Corp.                                         17,300     524,363
    Connecticut Water Service, Inc.                           3,934     127,855
    Consolidated Water Co., Ltd.                             17,333     201,409
#   Delta Natural Gas Co., Inc.                               1,858      35,432
#*  Dynegy, Inc.                                              8,448     240,346
    El Paso Electric Co.                                     10,875     411,293
    Empire District Electric Co. (The)                       11,620     282,598
#   Gas Natural, Inc.                                         1,949      21,244
*   Genie Energy, Ltd. Class B                               22,104     179,042
    Great Plains Energy, Inc.                                13,461     361,159
#   Hawaiian Electric Industries, Inc.                       23,207     556,736
    IDACORP, Inc.                                            19,560   1,098,098
    Integrys Energy Group, Inc.                               7,049     431,963
    ITC Holdings Corp.                                       14,352     530,593
#   Laclede Group, Inc. (The)                                 8,861     420,100
    MDU Resources Group, Inc.                                 6,672     236,322
#   MGE Energy, Inc.                                          9,478     362,249
    Middlesex Water Co.                                       7,850     159,591
    National Fuel Gas Co.                                     2,800     206,192
#   New Jersey Resources Corp.                               11,097     551,854
    Northeast Utilities                                      15,733     743,542
#   Northwest Natural Gas Co.                                 6,831     302,408
    NorthWestern Corp.                                       10,200     493,476
    NRG Energy, Inc.                                        195,195   6,386,780
    OGE Energy Corp.                                         10,600     395,698
    ONE Gas, Inc.                                            14,185     518,887
#   Ormat Technologies, Inc.                                 37,313     995,511

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

                                                       SHARES        VALUE+
                                                      ---------- --------------
Utilities -- (Continued)
#      Otter Tail Corp.                                    9,700 $      284,210
       Pepco Holdings, Inc.                                1,371         36,688
       Piedmont Natural Gas Co., Inc.                      8,312        297,486
       Pinnacle West Capital Corp.                         7,400        414,030
       PNM Resources, Inc.                                26,395        730,614
       Portland General Electric Co.                      16,628        556,539
       Questar Corp.                                      39,630        962,216
       RGC Resources, Inc.                                   400          7,640
       SJW Corp.                                          18,956        516,172
       South Jersey Industries, Inc.                       8,799        505,503
       Southwest Gas Corp.                                15,438        849,244
#      TECO Energy, Inc.                                  20,582        369,653
       UGI Corp.                                         144,633      6,752,915
#      UIL Holdings Corp.                                 14,372        527,884
       Unitil Corp.                                        5,773        191,664
#      UNS Energy Corp.                                   11,471        688,948
       Vectren Corp.                                       7,293        295,877
#      Westar Energy, Inc.                                11,100        398,268
#      WGL Holdings, Inc.                                  7,585        301,807
#      York Water Co.                                      4,020         80,440
                                                                 --------------
Total Utilities                                                      40,459,179
                                                                 --------------
TOTAL COMMON STOCKS                                               3,186,717,375
                                                                 --------------
RIGHTS/WARRANTS -- (0.0%)
(o)*   Capital Bank Corp. Contingent Value Rights          2,758             --
(o)*   Community Health Systems, Inc. Rights 01/04/16     21,176          1,273
(o)*   Leap Wireless International, Inc. Contingent
         Value Rights                                     39,583         99,749
(o)*   LGL Group, Inc. (The) Warrants 08/06/18             6,500            390
(o)#*  Magnum Hunter Resources Corp. Warrants
         04/15/16                                         15,504             --
(o)#*  PhotoMedex, Inc. Contingent Value Warrants
         12/13/14                                            339             --
(o)*   Tejon Ranch Co. Warrants 08/31/16                   2,579          8,769
(o)*   U.S. Concrete, Inc. Warrants Class A 08/31/17         567          3,430
(o)*   U.S. Concrete, Inc. Warrants Class B 08/31/17         567          2,268
                                                                 --------------
TOTAL RIGHTS/WARRANTS                                                   115,879
                                                                 --------------
TEMPORARY CASH INVESTMENTS -- (0.1%)
       State Street Institutional
         Liquid Reserves, 0.074%                       4,430,137      4,430,137
                                                                 --------------
                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)
                                                      ----------
SECURITIES LENDING COLLATERAL -- (11.7%)
(S)@   DFA Short Term Investment Fund                 36,602,480    423,490,694
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $2,520,716,777)              $3,614,754,085
                                                                 ==============

U.S. VECTOR EQUITY PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                            --------------------------------------------------
                               LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                            -------------- ------------ ------- --------------
 Common Stocks
    Consumer Discretionary  $  428,433,899 $     14,755   --    $  428,448,654
    Consumer Staples           153,920,593           --   --       153,920,593
    Energy                     409,000,897           --   --       409,000,897
    Financials                 742,001,713        2,689   --       742,004,402
    Health Care                255,844,065       39,285   --       255,883,350
    Industrials                454,667,543          485   --       454,668,028
    Information Technology     439,720,188           --   --       439,720,188
    Materials                  191,702,662           --   --       191,702,662
    Other                               --           --   --                --
    Real Estate
      Investment Trusts            348,570           --   --           348,570
    Telecommunication
      Services                  70,560,852           --   --        70,560,852
    Utilities                   40,459,179           --   --        40,459,179
 Rights/Warrants                        --      115,879   --           115,879
 Temporary Cash
   Investments                   4,430,137           --   --         4,430,137
 Securities Lending
   Collateral                           --  423,490,694   --       423,490,694
                            -------------- ------------   --    --------------
 TOTAL                      $3,191,090,298 $423,663,787   --    $3,614,754,085
                            ============== ============   ==    ==============

                           U.S. SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                            SHARES    VALUE+
                                                            ------- -----------
COMMON STOCKS -- (79.8%)

Consumer Discretionary -- (13.9%)
*   1-800-Flowers.com, Inc. Class A                         183,902 $ 1,002,266
#   Aaron's, Inc.                                           430,990  12,701,275
#*  Aeropostale, Inc.                                       446,342   2,218,320
#   AH Belo Corp. Class A                                    86,105     991,069
#*  ALCO Stores, Inc.                                         5,784      58,361
*   Ambassadors Group, Inc.                                  59,882     253,900
#   AMCON Distributing Co.                                    2,169     174,518
#*  America's Car-Mart, Inc.                                 45,130   1,630,998
*   American Axle & Manufacturing Holdings, Inc.            490,258   8,653,054
#   American Eagle Outfitters, Inc.                          55,488     641,441
#*  American Public Education, Inc.                         113,027   3,910,734
*   ANN, Inc.                                               355,995  13,951,444
*   Apollo Education Group, Inc. Class A                    291,949   8,425,648
#   Arctic Cat, Inc.                                         86,433   3,534,245
    Ark Restaurants Corp.                                    17,030     361,547
*   Asbury Automotive Group, Inc.                           206,580  12,754,249
*   Ascena Retail Group, Inc.                                 8,885     152,822
#*  Ascent Capital Group, Inc. Class A                       65,446   4,500,721
*   Ballantyne Strong, Inc.                                  61,400     277,528
#*  Bally Technologies, Inc.                                256,668  16,711,653
#*  Barnes & Noble, Inc.                                    355,623   5,832,217
#   Bassett Furniture Industries, Inc.                      149,390   2,060,088
#   Beasley Broadcasting Group, Inc. Class A                 68,353     526,318
*   Beazer Homes USA, Inc.                                   58,798   1,114,810
#   bebe stores, Inc.                                       466,681   2,356,739
#   Big 5 Sporting Goods Corp.                              143,194   1,748,399
*   Big Lots, Inc.                                          386,181  15,254,149
*   Biglari Holdings, Inc.                                    8,597   3,688,285
#*  BJ's Restaurants, Inc.                                  188,529   5,382,503
#*  Black Diamond, Inc.                                      30,200     336,730
*   Bloomin' Brands, Inc.                                    10,798     230,213
#*  Blue Nile, Inc.                                          74,035   2,571,236
#   Blyth, Inc.                                              86,532     810,805
#   Bob Evans Farms, Inc.                                   178,305   8,357,155
#*  Body Central Corp.                                       66,031      68,672
#   Bon-Ton Stores, Inc. (The)                              121,759   1,339,349
*   Books-A-Million, Inc.                                    45,236     106,757
#   Bowl America, Inc. Class A                               10,705     157,631
#*  Boyd Gaming Corp.                                       216,777   2,562,304
*   Bravo Brio Restaurant Group, Inc.                        72,066   1,078,828
#*  Bridgepoint Education, Inc.                             254,484   4,033,571
*   Bright Horizons Family Solutions, Inc.                    8,648     352,665
    Brinker International, Inc.                             322,412  15,843,326
    Brown Shoe Co., Inc.                                    287,650   6,785,663
#   Buckle, Inc. (The)                                      256,014  12,030,098
*   Buffalo Wild Wings, Inc.                                154,231  22,536,234
*   Build-A-Bear Workshop, Inc.                              70,475     790,730
#*  Cabela's, Inc.                                           61,585   4,040,592
#*  Cache, Inc.                                              60,569     161,114
#*  Caesars Entertainment Corp.                              46,479     858,467
#   Callaway Golf Co.                                       485,186   4,225,970

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#*  Cambium Learning Group, Inc.                            118,479 $   265,393
#*  Canterbury Park Holding Corp.                            12,913     145,271
#   Capella Education Co.                                    78,512   4,581,960
*   Career Education Corp.                                  432,807   3,124,867
*   Carmike Cinemas, Inc.                                   145,076   4,302,954
#   Carriage Services, Inc.                                 141,558   2,277,668
#*  Carrols Restaurant Group, Inc.                          144,612     970,347
#   Cato Corp. (The) Class A                                172,910   4,926,206
#*  Cavco Industries, Inc.                                   34,673   2,702,760
#*  Central European Media Enterprises, Ltd. Class A         62,031     169,965
#*  Charles & Colvard, Ltd.                                  89,032     193,199
#   Cheesecake Factory, Inc. (The)                          395,850  17,769,706
    Cherokee, Inc.                                           37,689     522,746
    Chico's FAS, Inc.                                       560,485   8,900,502
#   Children's Place Retail Stores, Inc. (The)              148,988   7,151,424
#   Choice Hotels International, Inc.                       103,625   4,578,153
#*  Christopher & Banks Corp.                               156,177     974,544
#   Churchill Downs, Inc.                                    91,905   8,072,016
#*  Chuy's Holdings, Inc.                                    35,596   1,279,676
#*  Citi Trends, Inc.                                        69,414   1,179,344
#*  Coast Distribution System, Inc. (The)                    43,930     140,576
#*  Cobra Electronics Corp.                                  27,771      91,644
#   Collectors Universe, Inc.                                56,999   1,338,337
#   Columbia Sportswear Co.                                 156,459  13,452,345
#*  Comstock Holding Cos., Inc.                               3,000       4,140
#*  Conn's, Inc.                                            244,145  10,798,533
    Cooper Tire & Rubber Co.                                328,229   8,254,959
#*  Cooper-Standard Holding, Inc.                             1,350      91,463
    Core-Mark Holding Co., Inc.                              68,295   5,500,479
#*  Corinthian Colleges, Inc.                               258,182     296,909
#   Cracker Barrel Old Country Store, Inc.                  151,281  14,332,362
*   Crocs, Inc.                                             589,527   8,919,544
#*  Crown Media Holdings, Inc. Class A                       59,117     211,639
    CSS Industries, Inc.                                     26,600     637,602
#   CST Brands, Inc.                                        441,955  14,420,992
    CTC Media, Inc.                                         728,469   6,315,826
    Culp, Inc.                                               44,649     805,914
#*  Cumulus Media, Inc. Class A                             973,596   6,240,750
#*  Daily Journal Corp.                                         200      35,260
#   Dana Holding Corp.                                      384,862   8,147,529
#*  Deckers Outdoor Corp.                                   252,472  19,932,664
*   Del Frisco's Restaurant Group, Inc.                      75,442   1,962,246
#*  dELiA*s, Inc.                                            26,901      22,731
#*  Delta Apparel, Inc.                                      15,317     233,278
    Destination Maternity Corp.                              74,808   1,844,765
#*  Destination XL Group, Inc.                              280,623   1,515,364
#   DeVry Education Group, Inc.                             283,190  12,752,046
*   DGSE Cos., Inc.                                           5,479      14,684
    DineEquity, Inc.                                        123,065   9,329,558
*   Dixie Group, Inc. (The)                                 107,711   1,623,205
#*  Dorman Products, Inc.                                   246,157  14,166,335
*   Dover Downs Gaming & Entertainment, Inc.                 44,469      64,480

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
       Dover Motorsports, Inc.                               56,312 $   131,770
#*     DreamWorks Animation SKG, Inc. Class A               438,096  10,527,447
       Drew Industries, Inc.                                151,073   7,601,993
       Educational Development Corp.                         15,090      58,549
#      Einstein Noah Restaurant Group, Inc.                  83,966   1,289,718
#*     ELXSI Corp.                                            1,800      17,505
*      Emerson Radio Corp.                                  197,300     400,519
*      Emmis Communications Corp. Class A                    91,498     295,539
#*     Empire Resorts, Inc.                                  30,572     206,972
#*     Entercom Communications Corp. Class A                107,730   1,163,484
#*     Entertainment Gaming Asia, Inc.                        4,182       3,559
#      Entravision Communications Corp. Class A             431,012   2,288,674
#      Escalade, Inc.                                        39,965     588,285
#      Ethan Allen Interiors, Inc.                          177,771   4,316,280
#*     Ever-Glory International Group, Inc.                   1,580      11,692
#*     EW Scripps Co. Class A                               269,888   4,623,181
*      Express, Inc.                                        544,739   7,936,847
(o)#*  FAB Universal Corp.                                    7,689      17,708
#*     Famous Dave's Of America, Inc.                        31,693     839,548
#*     Federal-Mogul Holdings Corp.                         210,250   3,620,505
*      Fiesta Restaurant Group, Inc.                        180,159   6,595,621
       Finish Line, Inc. (The) Class A                      361,946   9,964,373
#*     Five Below, Inc.                                     110,580   4,457,480
#*     Flanigan's Enterprises, Inc.                           5,380      75,051
#      Flexsteel Industries, Inc.                            27,143     931,548
#      Fred's, Inc. Class A                                 194,439   3,542,679
       Frisch's Restaurants, Inc.                            20,810     492,781
#*     FTD Cos., Inc.                                       118,745   3,602,723
#*     Fuel Systems Solutions, Inc.                          79,811     836,419
#*     Full House Resorts, Inc.                              61,041     121,777
#*     G-III Apparel Group, Ltd.                            139,428  10,006,748
*      Gaiam, Inc. Class A                                   57,070     421,177
*      Gaming Partners International Corp.                    8,434      71,267
*      Geeknet, Inc.                                         12,204     180,619
#*     Genesco, Inc.                                        167,278  12,775,021
#*     Gentherm, Inc.                                       240,795   8,752,898
#      Gordmans Stores, Inc.                                 40,554     182,087
#*     Grand Canyon Education, Inc.                         322,348  13,899,646
#*     Gray Television, Inc.                                340,458   3,830,153
*      Gray Television, Inc. Class A                         25,939     240,065
#      Group 1 Automotive, Inc.                             162,590  11,727,617
#      Guess?, Inc.                                         430,660  11,589,061
#*     Hampshire Group, Ltd.                                  8,000      30,800
#      Harte-Hanks, Inc.                                    292,641   2,352,834
*      Hastings Entertainment, Inc.                          42,003     123,909
       Haverty Furniture Cos., Inc.                         126,301   3,225,728
       Haverty Furniture Cos., Inc. Class A                   3,785      96,820
*      Helen of Troy, Ltd.                                  208,183  13,053,074
*      Here Media, Inc.                                      22,918           2
*      Here Media, Inc. Special Shares                       22,918           2
#*     hhgregg, Inc.                                        155,532   1,340,686
#*     Hibbett Sports, Inc.                                 180,807   9,736,457

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#   Hillenbrand, Inc.                                       414,145 $12,590,008
*   HomeAway, Inc.                                           60,730   1,981,013
#   Hooker Furniture Corp.                                   43,791     606,505
#*  Hovnanian Enterprises, Inc. Class A                      98,754     440,443
    HSN, Inc.                                               164,521   9,548,799
#*  Iconix Brand Group, Inc.                                343,594  14,602,745
*   Insignia Systems, Inc.                                   15,351      44,978
    International Speedway Corp. Class A                    154,308   4,851,444
#   Interval Leisure Group, Inc.                            361,390   9,313,020
#*  iRobot Corp.                                            217,884   7,299,114
#*  Isle of Capri Casinos, Inc.                              80,059     544,401
#*  ITT Educational Services, Inc.                          105,162   2,839,374
*   Jack in the Box, Inc.                                   306,030  16,384,846
*   Jaclyn, Inc.                                              2,235      13,410
#   JAKKS Pacific, Inc.                                      62,792     550,058
#*  Jamba, Inc.                                               3,232      35,746
    John Wiley & Sons, Inc. Class A                          13,586     780,652
#   Johnson Outdoors, Inc. Class A                           26,933     563,708
*   Jos A Bank Clothiers, Inc.                              148,016   9,554,433
*   Journal Communications, Inc. Class A                    283,844   2,276,429
#*  K12, Inc.                                               151,086   3,577,716
*   Kate Spade & Co.                                        128,234   4,458,696
#   KB Home                                                 693,233  11,445,277
#*  Kirkland's, Inc.                                        113,206   1,936,955
*   Kona Grill, Inc.                                         48,135   1,128,766
    Koss Corp.                                               25,262     116,710
#*  Krispy Kreme Doughnuts, Inc.                            444,806   7,801,897
    La-Z-Boy, Inc.                                          342,262   8,293,008
*   Lakeland Industries, Inc.                                21,528     152,849
*   Lazare Kaplan International, Inc.                         9,600      18,960
#*  LeapFrog Enterprises, Inc.                              267,867   1,834,889
#*  Learning Tree International, Inc.                        40,081     122,247
#*  Libbey, Inc.                                             87,962   2,345,947
*   Liberty Media Corp. Class B                                 683      85,679
#*  Life Time Fitness, Inc.                                 280,749  13,475,952
#   Lifetime Brands, Inc.                                    53,758   1,026,778
*   LIN Media LLC Class A                                   218,736   5,124,984
#   Lincoln Educational Services Corp.                       75,737     309,007
    Lithia Motors, Inc. Class A                             161,280  11,979,878
*   Live Nation Entertainment, Inc.                         568,208  11,864,183
*   Loral Space & Communications, Inc.                      109,787   7,903,566
#*  Luby's, Inc.                                            245,262   1,329,320
#*  Lumber Liquidators Holdings, Inc.                       185,168  16,139,243
#*  M/I Homes, Inc.                                         134,030   2,984,848
    Marcus Corp. (The)                                       86,567   1,448,266
#   Marine Products Corp.                                   125,265     889,382
#*  MarineMax, Inc.                                         137,265   2,204,476
*   Marriott Vacations Worldwide Corp.                      131,404   7,158,890
#*  Martha Stewart Living Omnimedia, Inc. Class A           163,820     640,536
#   Matthews International Corp. Class A                    155,074   6,257,236
#*  Mattress Firm Holding Corp.                               2,624     118,579
#*  McClatchy Co. (The) Class A                             218,726   1,198,618

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Consumer Discretionary -- (Continued)
    McRae Industries, Inc. Class A                            2,500 $    73,250
#   MDC Holdings, Inc.                                      293,543   8,101,787
#*  Media General, Inc. Class A                             100,663   1,542,157
    Men's Wearhouse, Inc. (The)                             366,998  17,388,365
#   Meredith Corp.                                          218,670   9,636,787
*   Meritage Homes Corp.                                    262,567  10,129,835
#*  Modine Manufacturing Co.                                296,343   4,883,733
*   Monarch Casino & Resort, Inc.                            77,833   1,248,441
#   Monro Muffler Brake, Inc.                               212,677  11,994,983
*   Motorcar Parts of America, Inc.                          72,447   1,987,946
    Movado Group, Inc.                                      117,876   4,630,169
#*  MTR Gaming Group, Inc.                                   59,127     299,183
*   Multimedia Games Holding Co., Inc.                       97,834   2,856,753
*   Murphy USA, Inc.                                         86,648   3,682,540
    NACCO Industries, Inc. Class A                           31,780   1,703,090
#*  Nathan's Famous, Inc.                                    20,650   1,017,632
    National CineMedia, Inc.                                373,808   5,678,144
#*  Nautilus, Inc.                                          220,160   1,833,933
#*  New York & Co., Inc.                                    380,682   1,595,058
#   New York Times Co. (The) Class A                      1,038,847  16,704,660
#   Nexstar Broadcasting Group, Inc. Class A                198,694   7,917,956
#*  Nobility Homes, Inc.                                     13,083     143,913
#   Nutrisystem, Inc.                                       196,384   2,945,760
#*  Office Depot, Inc.                                    3,335,116  13,640,624
#*  Orbitz Worldwide, Inc.                                  345,109   2,536,551
*   Orient-Express Hotels, Ltd. Class A                     545,847   7,150,596
#*  Outerwall, Inc.                                         159,211  11,041,283
*   Overstock.com, Inc.                                     103,482   1,657,782
#   Oxford Industries, Inc.                                 100,401   6,627,470
*   P&F Industries, Inc. Class A                             10,000      82,000
#*  Pacific Sunwear of California, Inc.                     226,616     652,654
    Papa John's International, Inc.                         286,060  12,546,592
#*  Penn National Gaming, Inc.                              293,844   3,279,299
    Penske Automotive Group, Inc.                           337,541  15,479,630
#*  Pep Boys-Manny, Moe & Jack (The)                        297,834   3,043,863
*   Perfumania Holdings, Inc.                                15,984     105,974
#*  Perry Ellis International, Inc.                          75,860   1,145,486
#   PetMed Express, Inc.                                     98,009   1,282,938
#   Pier 1 Imports, Inc.                                    722,662  13,195,808
#*  Pinnacle Entertainment, Inc.                            220,582   5,132,943
#*  Pizza Inn Holdings, Inc.                                  8,932      53,056
*   Point.360                                                 4,284       1,542
#   Pool Corp.                                              297,781  17,575,035
*   Popeyes Louisiana Kitchen, Inc.                         155,072   5,908,243
*   QEP Co., Inc.                                             9,614     177,378
*   Quantum Fuel Systems Technologies Worldwide, Inc.         1,524      10,074
#*  Quiksilver, Inc.                                        959,608   6,160,683
#*  Radio One, Inc. Class D                               1,003,142   4,534,202
#*  RadioShack Corp.                                        398,598     569,995
#*  ReachLocal, Inc.                                          6,488      64,880
#*  Reading International, Inc. Class A                      22,403     158,613
*   Reading International, Inc. Class B                       2,710      27,791

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
*   Red Lion Hotels Corp.                                    71,498 $   411,114
#*  Red Robin Gourmet Burgers, Inc.                          95,766   6,510,173
#   Regal Entertainment Group Class A                       578,754  10,880,575
#   Regis Corp.                                             307,272   4,037,554
#   Rent-A-Center, Inc.                                     342,889  10,015,788
#*  Rentrak Corp.                                            27,336   1,557,879
    RG Barry Corp.                                           43,359     792,603
#*  Rick's Cabaret International, Inc.                       52,521     530,462
    Rocky Brands, Inc.                                       94,670   1,385,969
#*  Ruby Tuesday, Inc.                                      336,380   2,593,490
    Ruth's Hospitality Group, Inc.                          236,711   2,980,191
#   Ryland Group, Inc. (The)                                361,834  13,890,807
#   Saga Communications, Inc. Class A                        18,609     824,379
#   Salem Communications Corp. Class A                      132,841   1,170,329
#   Scholastic Corp.                                        108,213   3,561,290
#*  Scientific Games Corp. Class A                          530,070   6,350,239
#*  Select Comfort Corp.                                    406,414   7,478,018
#*  Shiloh Industries, Inc.                                 208,939   4,124,456
#   Shoe Carnival, Inc.                                     112,698   2,574,022
#*  Shutterfly, Inc.                                        257,016  10,519,665
#   Sinclair Broadcast Group, Inc. Class A                  470,204  12,568,553
*   Sizmek, Inc.                                            165,200   1,582,616
*   Skechers U.S.A., Inc. Class A                           286,603  11,747,857
*   Skullcandy, Inc.                                        128,125     986,563
*   Skyline Corp.                                            45,820     233,682
#*  Smith & Wesson Holding Corp.                              5,755      88,339
#   Sonic Automotive, Inc. Class A                          252,403   6,143,489
#*  Sonic Corp.                                             397,058   7,559,984
#   Sotheby's                                                74,214   3,121,441
#*  Spanish Broadcasting System, Inc. Class A                43,707     277,102
    Spartan Motors, Inc.                                    134,385     713,584
*   Spectrum Group International, Inc.                       85,617      52,226
#   Speedway Motorsports, Inc.                              122,833   2,234,332
#*  Sport Chalet, Inc. Class A                               28,319      32,000
*   Sport Chalet, Inc. Class B                                4,108       5,217
#   Stage Stores, Inc.                                      184,550   3,539,669
    Standard Motor Products, Inc.                           153,047   5,814,256
*   Stanley Furniture Co., Inc.                              35,155     102,653
*   Starz Class B                                             1,444      46,656
#   Stein Mart, Inc.                                        198,234   2,477,925
*   Steiner Leisure, Ltd.                                    70,087   3,025,656
*   Steven Madden, Ltd.                                     466,740  16,620,611
*   Stoneridge, Inc.                                        164,583   1,759,392
    Strattec Security Corp.                                  12,558     839,000
*   Strayer Education, Inc.                                  15,683     668,566
#   Sturm Ruger & Co., Inc.                                  96,306   6,197,291
#   Superior Industries International, Inc.                 145,676   3,079,591
#   Superior Uniform Group, Inc.                             13,385     217,640
#*  Systemax, Inc.                                          125,922   2,177,191
#*  Tandy Leather Factory, Inc.                              41,183     403,182
#*  Tempur Sealy International, Inc.                        271,532  13,625,476
*   Tenneco, Inc.                                           225,716  13,513,617

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                         SHARES      VALUE+
                                                         ------- --------------
Consumer Discretionary -- (Continued)
    Texas Roadhouse, Inc.                                494,026 $   12,222,203
#   Thor Industries, Inc.                                280,232     17,057,722
#*  Tile Shop Holdings, Inc.                              23,410        329,964
*   Tower International, Inc.                             95,477      2,655,215
    Town Sports International Holdings, Inc.             119,284        836,181
#   Trans World Entertainment Corp.                      452,232      1,478,799
#*  Trinity Place Holdings, Inc.                          34,797        220,961
#*  Tuesday Morning Corp.                                159,005      2,222,890
#*  Tumi Holdings, Inc.                                   15,583        318,205
*   Unifi, Inc.                                          122,873      2,720,408
*   Universal Electronics, Inc.                           82,174      3,069,199
    Universal Technical Institute, Inc.                  104,935      1,260,269
#*  UQM Technologies, Inc.                               119,010        263,012
*   US Auto Parts Network, Inc.                           97,364        303,776
    Vail Resorts, Inc.                                   238,471     16,509,347
#   Value Line, Inc.                                      26,515        386,589
#*  Valuevision Media, Inc. Class A                      301,375      1,410,435
#*  Vera Bradley, Inc.                                    68,169      1,929,183
#*  Vitacost.com, Inc.                                    18,064        120,487
#*  Vitamin Shoppe, Inc.                                 194,926      9,333,057
#*  VOXX International Corp.                             137,551      1,616,224
    Walking Co. Holdings, Inc. (The)                         214          1,471
*   Wells-Gardner Electronics Corp.                       33,182         56,741
#   Wendy's Co. (The)                                    834,136      6,931,670
#*  West Marine, Inc.                                    140,892      1,507,544
#*  Wet Seal, Inc. (The) Class A                         557,417        629,881
#   Weyco Group, Inc.                                     50,427      1,265,213
*   William Lyon Homes Class A                            15,289        399,043
#   Winmark Corp.                                         29,601      2,245,532
#*  Winnebago Industries, Inc.                           182,610      4,364,379
#   Wolverine World Wide, Inc.                           591,225     16,613,422
#   World Wrestling Entertainment, Inc. Class A          161,093      3,141,314
#*  Xanadoo Co. Class A                                      170        178,330
*   Zagg, Inc.                                            87,927        382,482
#*  Zale Corp.                                           179,552      3,840,617
#*  Zumiez, Inc.                                         200,346      4,898,460
                                                                 --------------
Total Consumer Discretionary                                      1,456,329,278
                                                                 --------------
Consumer Staples -- (3.1%)
#   Alico, Inc.                                           27,106        946,542
*   Alliance One International, Inc.                     373,610        960,178
#   Andersons, Inc. (The)                                195,048     12,149,540
#*  Annie's, Inc.                                         45,969      1,494,452
#   B&G Foods, Inc.                                      341,844     11,212,483
#*  Boston Beer Co., Inc. (The) Class A                    2,323        571,551
#*  Boulder Brands, Inc.                                 377,611      5,573,538
*   Bridgford Foods Corp.                                 17,169        170,059
#   Cal-Maine Foods, Inc.                                119,416      7,120,776
#   Calavo Growers, Inc.                                  74,074      2,302,961
#   Casey's General Stores, Inc.                         242,995     16,684,037
    CCA Industries, Inc.                                  16,064         48,674
#*  Central Garden and Pet Co.                            66,566        541,182

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Staples -- (Continued)
#*  Central Garden and Pet Co. Class A                      172,086 $ 1,423,151
#*  Chefs' Warehouse, Inc. (The)                             56,461   1,134,301
#*  Chiquita Brands International, Inc.                     263,784   3,028,240
#   Coca-Cola Bottling Co. Consolidated                      34,596   2,844,829
#*  Coffee Holding Co., Inc.                                 11,600      83,056
#*  Craft Brew Alliance, Inc.                                76,962   1,152,121
*   Darling International, Inc.                             768,402  15,375,724
#   Dean Foods Co.                                          604,057   9,568,263
#*  Diamond Foods, Inc.                                      79,218   2,421,694
#*  Elizabeth Arden, Inc.                                   146,763   5,392,073
*   Farmer Bros. Co.                                         54,366   1,071,554
#   Fresh Del Monte Produce, Inc.                           321,249   9,280,884
#*  Fresh Market, Inc. (The)                                216,897   8,046,879
*   Glacier Water Services, Inc.                              3,200      64,480
    Golden Enterprises, Inc.                                 32,785     144,254
#   Griffin Land & Nurseries, Inc.                           20,710     604,732
#*  Harbinger Group, Inc.                                    22,947     267,562
    Ingles Markets, Inc. Class A                             67,577   1,553,595
    Inter Parfums, Inc.                                     189,172   6,921,803
#*  Inventure Foods, Inc.                                    16,375     196,827
    J&J Snack Foods Corp.                                   102,609   9,604,202
#   John B. Sanfilippo & Son, Inc.                           61,007   1,406,211
#   Lancaster Colony Corp.                                  158,860  15,072,637
#   Liberator Medical Holdings, Inc.                         26,723     103,418
#   Lifeway Foods, Inc.                                      50,414     756,714
#   Limoneira Co.                                             2,592      59,538
#*  Mannatech, Inc.                                           5,854      95,245
#*  Medifast, Inc.                                           97,068   3,072,202
#   MGP Ingredients, Inc.                                    63,782     372,487
#*  National Beverage Corp.                                 139,362   2,686,899
*   Natural Alternatives International, Inc.                 20,426     116,428
#*  Natural Grocers by Vitamin Cottage, Inc.                 11,321     403,028
#   Nature's Sunshine Products, Inc.                         33,684     450,018
#*  Nutraceutical International Corp.                        41,211   1,026,978
#   Oil-Dri Corp. of America                                 23,455     785,977
*   Omega Protein Corp.                                     105,833   1,202,263
#   Orchids Paper Products Co.                               40,639   1,091,970
*   Pantry, Inc. (The)                                      117,261   1,763,605
*   Pilgrim's Pride Corp.                                   556,837  12,172,457
#*  Post Holdings, Inc.                                     210,151  10,982,491
#   Pricesmart, Inc.                                        130,845  12,566,354
    Reliv International, Inc.                                28,122      62,150
#*  Revlon, Inc. Class A                                    226,577   6,829,031
*   Rite Aid Corp.                                          644,383   4,703,996
    Rocky Mountain Chocolate Factory, Inc.                   29,081     347,518
#   Roundy's, Inc.                                           19,106     129,348
#   Sanderson Farms, Inc.                                   159,277  13,103,719
*   Scheid Vineyards, Inc. Class A                              440      14,740
#*  Seaboard Corp.                                            1,738   4,237,244
#*  Seneca Foods Corp. Class A                               33,027     937,967
*   Seneca Foods Corp. Class B                                2,794      85,329
#   Snyder's-Lance, Inc.                                    356,144   9,459,185

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Consumer Staples -- (Continued)
    Spartan Stores, Inc.                                   180,406 $  3,885,945
    Spectrum Brands Holdings, Inc.                         104,239    8,008,682
#*  Susser Holdings Corp.                                  150,280   11,628,666
#*  Tofutti Brands, Inc.                                    19,440       77,566
#   Tootsie Roll Industries, Inc.                          146,043    4,116,952
*   TreeHouse Foods, Inc.                                  221,559   16,581,476
#*  United Natural Foods, Inc.                             128,003    8,836,047
    United-Guardian, Inc.                                   19,179      594,549
#   Universal Corp.                                        113,899    6,215,468
#*  USANA Health Sciences, Inc.                             67,939    4,610,341
#   Vector Group, Ltd.                                      70,198    1,495,217
    Village Super Market, Inc. Class A                      34,683      838,982
    WD-40 Co.                                               84,592    6,161,681
#   Weis Markets, Inc.                                     107,733    4,965,414
                                                                   ------------
Total Consumer Staples                                              324,070,330
                                                                   ------------
Energy -- (5.0%)
*   Abraxas Petroleum Corp.                                111,700      609,882
#   Adams Resources & Energy, Inc.                          19,183    1,382,327
#   Alon USA Energy, Inc.                                  345,200    5,623,308
#*  Alpha Natural Resources, Inc.                        1,422,376    6,116,217
    AMEN Properties, Inc.                                       19       11,020
#*  Approach Resources, Inc.                               138,132    2,866,239
#*  Barnwell Industries, Inc.                               32,713      100,592
#*  Basic Energy Services, Inc.                            271,441    7,171,471
*   Bill Barrett Corp.                                     243,681    5,770,366
*   Black Ridge Oil and Gas, Inc.                            8,404        7,227
    Bolt Technology Corp.                                   39,030      658,826
*   Bonanza Creek Energy, Inc.                             274,824   13,361,943
#*  BPZ Resources, Inc.                                    533,942    1,441,643
    Bristow Group, Inc.                                    240,116   18,440,909
#*  C&J Energy Services, Inc.                              175,372    5,271,682
#*  Cal Dive International, Inc.                           364,422      539,345
*   Callon Petroleum Co.                                   236,704    2,172,943
#   CARBO Ceramics, Inc.                                   116,026   16,233,198
#*  Carrizo Oil & Gas, Inc.                                362,513   19,945,465
#*  Clayton Williams Energy, Inc.                           58,020    8,382,730
#*  Clean Energy Fuels Corp.                               409,703    3,625,872
*   Cloud Peak Energy, Inc.                                330,209    6,501,815
#   Comstock Resources, Inc.                               292,327    8,126,691
*   Contango Oil & Gas Co.                                  83,617    4,016,961
#   Dawson Geophysical Co.                                  42,474    1,200,315
    Delek US Holdings, Inc.                                376,549   12,045,802
#   DHT Holdings, Inc.                                      42,024      328,207
*   Diamondback Energy, Inc.                                23,627    1,699,726
#*  Emerald Oil, Inc.                                      258,523    1,827,758
#*  Endeavour International Corp.                          121,748      418,813
#   Energy XXI Bermuda, Ltd.                               255,804    6,121,390
*   ENGlobal Corp.                                          92,274      197,466
    EnLink Midstream LLC                                   300,719   10,624,402
#*  EPL Oil & Gas, Inc.                                    257,783   10,089,627
*   Era Group, Inc.                                         75,161    2,145,847

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
#*  Escalera Resources Co.                                   38,812 $   105,957
*   Evolution Petroleum Corp.                                35,648     420,646
#   Exterran Holdings, Inc.                                 427,513  18,391,609
#*  FieldPoint Petroleum Corp.                               31,986     176,563
#*  Forest Oil Corp.                                        185,781     345,553
*   Forum Energy Technologies, Inc.                          32,299     964,448
    GasLog, Ltd.                                             58,529   1,567,407
#*  Gastar Exploration, Inc.                                388,203   2,573,786
#*  Geospace Technologies Corp.                              78,516   4,564,135
#*  Gevo, Inc.                                               16,201      16,687
#*  Goodrich Petroleum Corp.                                201,167   5,059,350
#   Green Plains Renewable Energy, Inc.                     209,732   6,270,987
*   Gulf Coast Ultra Deep Royalty Trust                     339,862     999,194
#   Gulf Island Fabrication, Inc.                            58,117   1,165,827
    Gulfmark Offshore, Inc. Class A                         168,349   7,577,388
#*  Halcon Resources Corp.                                  248,594   1,372,239
#*  Harvest Natural Resources, Inc.                         170,665     769,699
#*  Helix Energy Solutions Group, Inc.                      611,798  14,707,624
#*  Hercules Offshore, Inc.                                 777,124   3,473,744
*   HKN, Inc.                                                 2,360     147,512
#*  Hornbeck Offshore Services, Inc.                        201,744   8,358,254
#*  Houston American Energy Corp.                            59,887      28,147
#*  ION Geophysical Corp.                                   972,766   4,280,170
#*  Key Energy Services, Inc.                               799,942   8,031,418
#*  Kodiak Oil & Gas Corp.                                  265,138   3,369,904
#*  Lucas Energy, Inc.                                       78,003      48,923
#*  Magnum Hunter Resources Corp.                           322,707   2,743,009
#*  Matador Resources Co.                                   435,042  12,494,406
*   Matrix Service Co.                                      178,836   5,538,551
#*  McDermott International, Inc.                           753,449   5,447,436
#*  Mexco Energy Corp.                                        6,572      47,647
#*  Midstates Petroleum Co., Inc.                            12,793      75,479
#*  Miller Energy Resources, Inc.                               789       3,803
*   Mitcham Industries, Inc.                                 56,352     777,658
*   Natural Gas Services Group, Inc.                         59,996   1,841,277
#*  Newpark Resources, Inc.                                 556,140   6,695,926
#   Nordic American Tankers, Ltd.                             3,153      27,210
#*  Northern Oil and Gas, Inc.                              288,868   4,457,233
#*  Nuverra Environmental Solutions, Inc.                    99,029   1,684,483
#*  Overseas Shipholding Group, Inc.                        100,481     572,742
#*  Pacific Drilling SA                                      57,800     572,798
#   Panhandle Oil and Gas, Inc. Class A                      25,975   1,139,004
*   Parker Drilling Co.                                     746,608   4,950,011
    PBF Energy, Inc. Class A                                 64,516   1,985,802
*   PDC Energy, Inc.                                        243,568  15,507,975
#*  Penn Virginia Corp.                                     400,329   6,661,475
*   PetroQuest Energy, Inc.                                 405,735   2,442,525
#*  PHI, Inc. Non-Voting                                     46,824   2,097,715
#*  PHI, Inc. Voting                                          4,419     186,924
*   Pioneer Energy Services Corp.                           331,584   4,963,812
#*  PostRock Energy Corp.                                    23,314      31,940
#*  Pyramid Oil Co.                                          17,796      91,827

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Energy -- (Continued)
*   Renewable Energy Group, Inc.                           118,440 $  1,394,039
#*  Rentech, Inc.                                          913,205    1,935,995
#*  REX American Resources Corp.                            21,400    1,398,704
*   Rex Energy Corp.                                       399,433    8,412,059
*   RigNet, Inc.                                            19,067      891,573
*   Ring Energy, Inc.                                        2,516       46,294
*   Rosetta Resources, Inc.                                 90,335    4,276,459
*   Royale Energy, Inc.                                     10,018       27,049
#*  Saratoga Resources, Inc.                                   548          680
    Scorpio Tankers, Inc.                                1,098,787    9,900,071
#*  SEACOR Holdings, Inc.                                  122,510   10,216,109
#   SemGroup Corp. Class A                                 262,775   16,786,067
#   Ship Finance International, Ltd.                       454,764    8,017,489
*   Steel Excel, Inc.                                       32,698    1,059,415
*   Stone Energy Corp.                                     306,853   15,051,140
#*  Swift Energy Co.                                       151,326    1,865,850
#*  Synergy Resources Corp.                                460,641    5,361,861
#*  Synthesis Energy Systems, Inc.                          48,546       83,985
#*  Syntroleum Corp.                                        12,079       45,296
    Targa Resources Corp.                                   63,806    6,890,410
#   Teekay Corp.                                            85,326    4,787,642
#*  Tesco Corp.                                            142,150    2,843,000
#*  TETRA Technologies, Inc.                               471,485    5,893,562
#*  TGC Industries, Inc.                                    95,637      483,923
#   Tidewater, Inc.                                            200       10,186
#*  Triangle Petroleum Corp.                               496,442    4,775,772
*   Unit Corp.                                              97,162    6,407,834
#*  Uranium Energy Corp.                                    38,948       41,674
#*  US Energy Corp. Wyoming                                 10,000       42,500
#*  USEC, Inc.                                               3,899       13,179
#*  Vaalco Energy, Inc.                                    338,205    3,118,250
#   W&T Offshore, Inc.                                     454,935    8,734,752
*   Warren Resources, Inc.                                 318,481    1,614,699
#   Western Refining, Inc.                                 474,279   20,631,136
#*  Westmoreland Coal Co.                                   27,360      810,130
*   Willbros Group, Inc.                                   308,997    3,432,957
#*  Zion Oil & Gas, Inc.                                     9,773       21,794
                                                                   ------------
Total Energy                                                        520,227,399
                                                                   ------------
Financials -- (13.2%)
*   1st Constitution Bancorp                                 1,951       20,329
    1st Source Corp.                                       142,111    4,190,853
#   1st United Bancorp, Inc.                                50,975      373,137
*   A-Mark Precious Metals, Inc.                            21,404      254,387
#   Access National Corp.                                   31,583      465,849
#   Alexander & Baldwin, Inc.                              266,980    9,961,024
    Alliance Bancorp, Inc. of Pennsylvania                   3,510       54,774
#*  Altisource Asset Management Corp.                       10,675   10,442,819
#*  Altisource Portfolio Solutions SA                      121,858   12,637,893
#*  Ambac Financial Group, Inc.                            145,771    4,399,369
#   Ameriana Bancorp                                         2,912       40,200
#   American Equity Investment Life Holding Co.            452,253   10,546,540

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
*     American Independence Corp.                             1,537 $    16,799
#     American National Bankshares, Inc.                     23,894     509,181
      American National Insurance Co.                             5         562
*     American River Bankshares                               7,326      70,037
(o)*  American Spectrum Realty, Inc.                          3,652       6,135
*     Ameris Bancorp                                        126,360   2,687,677
      AMERISAFE, Inc.                                       111,449   4,753,300
#     AmeriServ Financial, Inc.                             278,158     967,990
#     Amtrust Financial Services, Inc.                      355,389  13,742,893
      Argo Group International Holdings, Ltd.               135,966   6,039,610
#     Arrow Financial Corp.                                  45,359   1,135,336
      ASB Financial Corp.                                       900      12,263
      Aspen Insurance Holdings, Ltd.                        393,938  18,034,482
#     Associated Banc-Corp                                  547,673   9,611,661
*     Asta Funding, Inc.                                     48,129     393,214
      Astoria Financial Corp.                               591,736   7,846,419
#     Atlantic American Corp.                                20,640      72,240
#*    Atlantic Coast Financial Corp.                            143         615
#*    Atlanticus Holdings Corp.                              73,372     178,294
      Auburn National Bancorp., Inc.                          2,786      66,349
#*    AV Homes, Inc.                                         46,957     804,373
      Baldwin & Lyons, Inc. Class A                           1,471      34,760
#     Baldwin & Lyons, Inc. Class B                          32,939     856,743
#     Banc of California, Inc.                               42,192     530,353
#     Bancfirst Corp.                                        51,649   3,006,488
*     Bancorp, Inc.                                         220,768   3,492,550
#     BancorpSouth, Inc.                                    648,701  15,153,655
      Bank Mutual Corp.                                     135,527     815,873
      Bank of Commerce Holdings                               4,992      31,699
#     Bank of Hawaii Corp.                                  311,016  17,158,753
#     Bank of Kentucky Financial Corp.                        3,833     132,277
#     Bank of the Ozarks, Inc.                              233,788  14,003,901
#     BankFinancial Corp.                                    75,127     739,250
      BankUnited, Inc.                                       26,800     884,132
      Banner Corp.                                          121,293   4,795,925
#     Bar Harbor Bankshares                                  12,753     479,258
      BBCN Bancorp, Inc.                                    554,382   8,543,027
#*    BBX Capital Corp. Class A                              60,353   1,130,412
#     BCB Bancorp, Inc.                                      18,073     240,371
#*    Beneficial Mutual Bancorp, Inc.                       290,796   3,791,980
#     Berkshire Bancorp, Inc.                                10,144      74,558
      Berkshire Hills Bancorp, Inc.                         110,084   2,579,268
#*    BFC Financial Corp. Class A                            48,033     172,919
      BGC Partners, Inc. Class A                          1,041,854   7,470,093
*     BNCCORP, Inc.                                           3,900      60,450
#*    BofI Holding, Inc.                                    107,728   8,683,954
#     Boston Private Financial Holdings, Inc.               530,589   6,637,668
#     Bridge Bancorp, Inc.                                    9,830     239,066
#*    Bridge Capital Holdings                                 3,703      82,947
#     Brookline Bancorp, Inc.                               420,555   3,818,639
      Bryn Mawr Bank Corp.                                   56,695   1,546,640
      C&F Financial Corp.                                     1,705      53,281

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
#    Calamos Asset Management, Inc. Class A                 129,084 $ 1,572,243
#    California First National Bancorp                       14,701     218,016
#    Camden National Corp.                                   33,314   1,271,595
     Cape Bancorp, Inc.                                       6,168      65,689
*    Capital Bank Financial Corp. Class A                    12,938     308,571
#    Capital City Bank Group, Inc.                           49,366     686,187
(o)  Capital Properties, Inc., 5.000%                         2,340       2,340
#*   Capital Properties, Inc. Class A                         2,600      25,857
     Capital Southwest Corp.                                 26,460     928,746
#    Capitol Federal Financial, Inc.                        892,065  10,740,463
#    Cardinal Financial Corp.                               179,912   3,022,522
#    Cash America International, Inc.                       156,694   6,824,024
#    Cathay General Bancorp                                 504,366  11,903,038
     Center Bancorp, Inc.                                    50,343     931,849
#    Centerstate Banks, Inc.                                 72,541     795,775
     Central Pacific Financial Corp.                         62,942   1,181,421
#    Century Bancorp, Inc. Class A                            5,255     176,043
#    Charter Financial Corp.                                 27,896     306,856
     Chemical Financial Corp.                               133,536   3,748,356
#    Chicopee Bancorp, Inc.                                   9,906     171,671
     Citizens Community Bancorp, Inc.                         1,592      12,784
*    Citizens First Corp.                                       400       4,312
#    Citizens Holding Co.                                     2,717      50,998
#*   Citizens, Inc.                                         195,193   1,282,418
#    City Holding Co.                                        68,666   2,951,951
     CKX Lands, Inc.                                          5,107      78,009
     Clifton Bancorp, Inc.                                   47,980     556,088
     CNB Financial Corp.                                     20,597     340,262
     CNO Financial Group, Inc.                              978,475  16,878,694
#    CoBiz Financial, Inc.                                  156,126   1,567,505
     Codorus Valley Bancorp, Inc.                             2,377      50,749
#    Cohen & Steers, Inc.                                    14,801     599,589
*    Colonial Financial Services, Inc.                          728       8,488
#*   Colony Bankcorp, Inc.                                   10,672      65,846
     Columbia Banking System, Inc.                          308,748   7,663,125
#    Commercial National Financial Corp.                      3,979      82,763
#    Community Bank System, Inc.                            244,114   9,078,600
#    Community Trust Bancorp, Inc.                           72,790   2,683,767
#*   Community West Bancshares                                6,650      46,085
#*   CommunityOne Bancorp                                       214       2,087
#    Consolidated-Tomoka Land Co.                            13,049     515,827
*    Consumer Portfolio Services, Inc.                       58,220     406,376
#*   Cowen Group, Inc. Class A                              459,717   1,889,437
#    Crawford & Co. Class A                                  95,513     921,700
#    Crawford & Co. Class B                                  64,819     740,233
*    Credit Acceptance Corp.                                 59,060   7,767,571
#*   Customers Bancorp, Inc.                                 16,819     370,523
#    CVB Financial Corp.                                    688,515   9,955,927
#*   DFC Global Corp.                                       205,008   1,910,675
#    Diamond Hill Investment Group, Inc.                        985     116,939
     Dime Community Bancshares, Inc.                        227,457   3,707,549
#    Donegal Group, Inc. Class A                             65,623     968,595

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
#   Donegal Group, Inc. Class B                               5,267 $   113,662
#*  Doral Financial Corp.                                     6,346      60,668
    Eagle Bancorp Montana, Inc.                                 225       2,446
#*  Eastern Virginia Bankshares, Inc.                           590       3,983
#*  eHealth, Inc.                                            98,447   4,123,945
#   EMC Insurance Group, Inc.                                37,461   1,235,838
    Employers Holdings, Inc.                                191,538   3,897,798
#*  Encore Capital Group, Inc.                              176,973   7,648,773
    Endurance Specialty Holdings, Ltd.                      280,694  14,264,869
#*  Enstar Group, Ltd.                                       41,959   5,416,907
#   Enterprise Bancorp, Inc.                                 10,055     183,604
    Enterprise Financial Services Corp.                      62,297   1,113,247
#   ESB Financial Corp.                                      62,464     788,296
#   ESSA Bancorp, Inc.                                       44,575     463,134
    Evans Bancorp, Inc.                                       3,162      71,382
#   EverBank Financial Corp.                                130,703   2,446,760
#   Evercore Partners, Inc. Class A                         236,895  12,657,300
#*  Ezcorp, Inc. Class A                                    199,375   2,079,481
#*  Farmers Capital Bank Corp.                                9,226     192,731
#   FBL Financial Group, Inc. Class A                       112,288   5,020,396
    Federal Agricultural Mortgage Corp. Class A               2,089      57,500
    Federal Agricultural Mortgage Corp. Class C              55,873   1,987,961
#   Federated Investors, Inc. Class B                        85,763   2,447,676
    Federated National Holding Co.                           44,528     865,179
    Fidelity National Financial, Inc. Class A                64,014   2,059,971
#   Fidelity Southern Corp.                                  23,882     315,481
#   Financial Engines, Inc.                                  38,319   1,695,616
    Financial Institutions, Inc.                             53,628   1,241,488
*   First Acceptance Corp.                                   13,967      33,381
#   First American Financial Corp.                          387,430  10,305,638
#   First Bancorp                                            54,036     929,960
#   First Bancorp, Inc.                                      32,161     512,325
#*  First BanCorp.                                          210,004   1,079,421
*   First Bancshares, Inc.                                    1,345      11,096
    First Bancshares, Inc. (The)                                921      13,345
    First Busey Corp.                                       334,686   1,840,773
    First Business Financial Services, Inc.                   2,089      94,444
*   First Cash Financial Services, Inc.                     180,810   8,818,104
    First Citizens BancShares, Inc. Class A                  12,599   2,833,389
#   First Commonwealth Financial Corp.                      571,160   4,906,264
    First Community Bancshares, Inc.                         62,923     931,890
#   First Connecticut Bancorp, Inc.                           1,200      19,020
    First Defiance Financial Corp.                           42,781   1,155,943
#*  First Federal Bancshares of Arkansas, Inc.               11,406     101,171
#   First Federal of Northern Michigan Bancorp, Inc.         32,874     163,384
    First Financial Bancorp                                 365,149   5,911,762
#   First Financial Bankshares, Inc.                        133,168   7,863,570
#   First Financial Corp.                                    56,698   1,814,903
    First Financial Holdings, Inc.                          149,308   8,580,731
#   First Financial Northwest, Inc.                          49,804     508,001
*   First Financial Service Corp.                             5,202      18,987
#   First Horizon National Corp.                            439,260   5,047,097

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
    First Interstate Bancsystem, Inc.                        80,186 $ 1,995,830
#*  First Marblehead Corp. (The)                             12,935      68,038
    First Merchants Corp.                                   242,276   5,141,097
    First Midwest Bancorp, Inc.                             461,897   7,561,254
*   First Place Financial Corp.                             151,301         235
#   First South Bancorp, Inc.                                20,886     167,715
*   First United Corp.                                        9,289      76,727
#   First West Virginia Bancorp                                  63       1,136
    Firstbank Corp.                                          10,400     183,352
    FirstMerit Corp.                                        289,834   5,619,881
#*  Flagstar Bancorp, Inc.                                  161,567   2,843,579
    Flushing Financial Corp.                                163,777   3,147,794
#   FNB Corp.                                             1,007,507  12,533,387
#*  Forestar Group, Inc.                                    210,329   3,586,109
#*  Fortegra Financial Corp.                                  1,191       8,599
    Fox Chase Bancorp, Inc.                                  44,680     745,262
#*  Franklin Financial Corp.                                    701      13,992
    Fulton Financial Corp.                                1,206,258  14,704,285
#   FXCM, Inc. Class A                                      159,416   2,467,760
#   Gain Capital Holdings, Inc.                              92,168     930,897
*   GAINSCO, Inc.                                               220       1,912
#   GAMCO Investors, Inc. Class A                            23,386   1,775,699
#   German American Bancorp, Inc.                            31,150     811,146
#   GFI Group, Inc.                                         503,138   1,871,673
#   Glacier Bancorp, Inc.                                   474,804  12,183,471
#*  Gleacher & Co., Inc.                                     13,341     153,422
#*  Global Indemnity P.L.C.                                  60,537   1,622,392
    Gouverneur Bancorp, Inc.                                  1,695      17,628
    Great Southern Bancorp, Inc.                             47,807   1,370,627
#*  Green Dot Corp. Class A                                 227,018   3,943,303
#   Greenhill & Co., Inc.                                   197,036   9,881,355
*   Greenlight Capital Re, Ltd. Class A                     163,769   5,212,767
#   Guaranty Bancorp                                         37,821     476,166
#*  Guaranty Federal Bancshares, Inc.                         2,800      35,392
*   Hallmark Financial Services, Inc.                        70,722     594,065
#   Hampden Bancorp, Inc.                                     2,924      47,515
#*  Hampton Roads Bankshares, Inc.                            3,123       5,184
    Hancock Holding Co.                                      47,993   1,618,804
    Hanmi Financial Corp.                                   202,711   4,311,663
    Hanover Insurance Group, Inc. (The)                     266,298  15,565,118
    Harleysville Savings Financial Corp.                      1,615      27,294
#*  Harris & Harris Group, Inc.                             113,497     407,454
#   Hawthorn Bancshares, Inc.                                   726       9,627
#   HCI Group, Inc.                                          72,621   2,808,980
#   Heartland Financial USA, Inc.                            54,381   1,321,458
#   Heritage Commerce Corp.                                  47,858     388,607
#   Heritage Financial Corp.                                 43,477     702,588
#   Heritage Financial Group, Inc.                            7,167     137,965
    HF Financial Corp.                                        8,198     112,313
    HFF, Inc. Class A                                       236,033   8,025,122
*   Hilltop Holdings, Inc.                                  526,077  11,752,560
#   Hingham Institution for Savings                           4,073     283,114

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
*   HMN Financial, Inc.                                      31,110 $   346,565
#*  Home Bancorp, Inc.                                          921      18,650
#   Home BancShares, Inc.                                   390,474  12,381,931
    Home Federal Bancorp, Inc.                               47,752     718,668
    HopFed Bancorp, Inc.                                      7,872      89,583
    Horace Mann Educators Corp.                             238,216   7,163,155
#   Horizon Bancorp                                           5,483     109,605
#   Hudson Valley Holding Corp.                              31,974     587,043
    Huntington Bancshares, Inc.                                  21         192
#   Iberiabank Corp.                                        184,619  11,612,535
*   ICG Group, Inc.                                         197,759   4,030,328
#   Independence Holding Co.                                 76,440     998,306
#   Independent Bank Corp.(453836108)                       128,270   4,761,382
    Independent Bank Corp.(453838609)                        28,411     369,911
    Infinity Property & Casualty Corp.                       47,846   3,070,278
    Interactive Brokers Group, Inc. Class A                 356,963   8,531,416
#*  InterGroup Corp. (The)                                    1,860      32,531
    International Bancshares Corp.                          322,374   7,401,707
#*  Intervest Bancshares Corp. Class A                       14,332     108,493
#*  INTL. FCStone, Inc.                                      71,042   1,344,115
*   Investment Technology Group, Inc.                       141,126   2,912,841
#   Investors Bancorp, Inc.                                 597,246  15,964,386
#*  Investors Capital Holdings, Ltd.                            615       4,376
#   Investors Title Co.                                       5,690     402,624
#*  Jacksonville Bancorp, Inc.                                   80         834
#   Janus Capital Group, Inc.                               404,789   4,910,091
*   Jefferson Bancshares, Inc.                                  427       3,352
#   JMP Group, Inc.                                          77,654     536,589
#*  JW Mays, Inc.                                               200      10,363
*   KCG Holdings, Inc. Class A                               56,408     561,260
#*  Kearny Financial Corp.                                  160,807   2,344,566
    Kemper Corp.                                            322,598  12,713,587
    Kennedy-Wilson Holdings, Inc.                           407,792   8,906,177
#   Kentucky First Federal Bancorp                           11,174      95,985
#*  Ladenburg Thalmann Financial Services, Inc.              96,908     264,559
    Lake Shore Bancorp, Inc.                                    537       6,651
    Lakeland Bancorp, Inc.                                  137,608   1,436,628
#   Lakeland Financial Corp.                                 76,605   2,803,743
#   Landmark Bancorp, Inc.                                    4,441      85,800
#   Life Partners Holdings, Inc.                             59,461     162,329
#   LNB Bancorp, Inc.                                        32,149     365,856
#   Louisiana Bancorp, Inc.                                   1,387      27,047
    LSB Financial Corp.                                         291       8,576
#   Macatawa Bank Corp.                                     113,670     553,573
*   Magyar Bancorp, Inc.                                      1,800      14,886
#   Maiden Holdings, Ltd.                                   342,651   4,043,282
#   MainSource Financial Group, Inc.                         72,019   1,190,474
*   Malvern Bancorp, Inc.                                     2,604      26,821
    Manning & Napier, Inc.                                   18,893     314,002
    MarketAxess Holdings, Inc.                              241,594  13,017,085
    Marlin Business Services Corp.                           48,793     837,776
#*  Maui Land & Pineapple Co., Inc.                          16,899     132,319

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
#   MB Financial, Inc.                                      344,197 $ 9,238,247
#*  MBIA, Inc.                                            1,205,200  14,607,024
*   MBT Financial Corp.                                      13,337      65,751
#   MCG Capital Corp.                                       336,744   1,131,460
#   Meadowbrook Insurance Group, Inc.                       183,701   1,028,726
#   Medallion Financial Corp.                               134,395   1,827,772
#   Mercantile Bank Corp.                                    19,258     375,724
    Merchants Bancshares, Inc.                               30,722     893,089
#   Mercury General Corp.                                   214,490  10,265,491
#*  Meridian Interstate Bancorp, Inc.                        33,502     846,596
#   Meta Financial Group, Inc.                               10,434     437,289
*   Metro Bancorp, Inc.                                      84,977   1,735,230
#*  MGIC Investment Corp.                                   675,535   5,809,601
    MicroFinancial, Inc.                                     40,915     322,001
    Mid Penn Bancorp, Inc.                                    2,649      39,735
#   MidSouth Bancorp, Inc.                                   17,719     296,262
#   MidWestOne Financial Group, Inc.                            741      18,251
#   Montpelier Re Holdings, Ltd.                            263,090   8,045,292
*   MSB Financial Corp.                                       1,000       8,155
    MutualFirst Financial, Inc.                              10,911     205,127
#   National Bank Holdings Corp. Class A                      3,051      58,457
#   National Interstate Corp.                                50,651   1,419,241
    National Penn Bancshares, Inc.                          897,989   8,773,353
    National Western Life Insurance Co. Class A               4,334   1,010,905
#*  Naugatuck Valley Financial Corp.                          1,596      12,361
*   Navigators Group, Inc. (The)                             69,306   3,948,363
#   NBT Bancorp, Inc.                                       215,334   4,877,315
    Nelnet, Inc. Class A                                    190,976   8,070,646
*   New Century Bancorp, Inc.                                 2,400      17,784
#   New Hampshire Thrift Bancshares, Inc.                     8,785     129,579
#*  NewBridge Bancorp                                        69,953     537,939
#*  NewStar Financial, Inc.                                 183,769   2,098,642
    Nicholas Financial, Inc.                                  4,051      63,682
*   North Valley Bancorp                                        377       8,520
    Northeast Bancorp                                           493       4,792
    Northeast Community Bancorp, Inc.                        11,679      85,023
#   Northfield Bancorp, Inc.                                262,925   3,410,137
#   Northrim BanCorp, Inc.                                   15,577     373,692
    Northway Financial, Inc.                                  5,279      99,509
#   Northwest Bancshares, Inc.                              567,650   7,544,068
#   Norwood Financial Corp.                                   1,963      56,613
#   Ocean Shore Holding Co.                                   3,443      51,611
    OceanFirst Financial Corp.                               82,631   1,340,275
#   OFG Bancorp                                             291,529   4,973,485
    Ohio Valley Banc Corp.                                    6,595     143,441
#   Old Line Bancshares, Inc.                                 4,075      69,153
#   Old National Bancorp                                    622,789   8,793,775
*   Old Second Bancorp, Inc.                                 46,326     220,512
    OmniAmerican Bancorp, Inc.                               56,434   1,402,949
    OneBeacon Insurance Group, Ltd. Class A                 134,901   2,082,871
    Oppenheimer Holdings, Inc. Class A                       26,504     674,792
    Oritani Financial Corp.                                 283,575   4,205,417

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    Pacific Continental Corp.                                75,009 $   988,619
*   Pacific Mercantile Bancorp                                8,605      56,363
#*  Pacific Premier Bancorp, Inc.                            19,765     269,792
    PacWest Bancorp                                         529,478  20,845,549
#   Park National Corp.                                      66,464   4,819,969
    Park Sterling Corp.                                     127,478     832,431
*   Patriot National Bancorp, Inc.                            3,100       3,999
#   Peapack Gladstone Financial Corp.                        43,658     829,939
#   Penns Woods Bancorp, Inc.                                16,245     714,780
    Peoples Bancorp                                             555      13,875
#   Peoples Bancorp of North Carolina, Inc.                   3,975      68,370
    Peoples Bancorp, Inc.                                    35,423     923,478
#*  PHH Corp.                                               320,747   7,624,156
#*  Phoenix Cos., Inc. (The)                                 17,230     758,465
*   PICO Holdings, Inc.                                     115,549   2,686,514
#   Pinnacle Financial Partners, Inc.                       219,181   7,577,087
*   Piper Jaffray Cos.                                       66,404   2,912,479
    Platinum Underwriters Holdings, Ltd.                    185,551  11,635,903
*   Popular, Inc.                                            22,673     700,596
#*  Porter Bancorp, Inc.                                      9,708      10,485
#*  Portfolio Recovery Associates, Inc.                     311,847  17,822,056
*   Preferred Bank                                           18,638     399,785
    Premier Financial Bancorp, Inc.                          30,814     440,640
    Primerica, Inc.                                         366,878  16,836,031
*   Primus Guaranty, Ltd.                                    52,225     419,889
    PrivateBancorp, Inc.                                    501,630  13,829,939
    ProAssurance Corp.                                        2,656     120,636
    Protective Life Corp.                                     2,742     140,253
#   Provident Financial Holdings, Inc.                       44,302     623,329
#   Provident Financial Services, Inc.                      291,466   5,065,679
#*  Prudential Bancorp, Inc.                                  7,693      83,161
    Pulaski Financial Corp.                                  39,714     410,246
#   Pzena Investment Management, Inc. Class A                57,403     623,971
    QC Holdings, Inc.                                        67,835     140,418
    Radian Group, Inc.                                      466,486   6,521,474
*   Regional Management Corp.                                13,621     208,946
#   Renasant Corp.                                          125,752   3,422,969
#   Republic Bancorp, Inc. Class A                           75,690   1,817,317
#*  Republic First Bancorp, Inc.                             21,386      94,526
#   Resource America, Inc. Class A                           68,866     586,050
#*  Riverview Bancorp, Inc.                                  37,965     132,118
#   RLI Corp.                                               251,044  10,809,955
*   Royal Bancshares of Pennsylvania, Inc. Class A            8,295      21,650
#   S&T Bancorp, Inc.                                       141,362   3,288,080
#*  Safeguard Scientifics, Inc.                             111,217   2,336,669
    Safety Insurance Group, Inc.                             75,992   4,081,530
    Salisbury Bancorp, Inc.                                   2,458      74,121
    Sandy Spring Bancorp, Inc.                              126,287   3,037,202
#   SB Financial Group, Inc.                                    790       6,241
#*  Seacoast Banking Corp. of Florida                        30,538     323,703
    Selective Insurance Group, Inc.                         310,727   7,128,077
#*  Shore Bancshares, Inc.                                   16,489     156,481

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
     SI Financial Group, Inc.                                 6,862 $    80,972
     Sierra Bancorp                                          35,875     560,009
#    Simmons First National Corp. Class A                    78,177   2,826,880
     Simplicity Bancorp, Inc.                                17,616     305,461
*    South Street Financial Corp.                               400       3,838
#*   Southcoast Financial Corp.                                  13          93
(o)  Southern Community Financial Corp.                      57,808      12,718
#*   Southern First Bancshares, Inc.                          3,037      41,485
     Southern Missouri Bancorp, Inc.                          1,107      39,077
#    Southern National Bancorp of Virginia, Inc.                493       5,093
#    Southside Bancshares, Inc.                              84,173   2,321,498
     Southwest Bancorp, Inc.                                 80,476   1,343,949
     Southwest Georgia Financial Corp.                        1,844      26,452
#*   St Joe Co. (The)                                       285,095   5,088,946
     StanCorp Financial Group, Inc.                         195,471  11,943,278
#    State Auto Financial Corp.                             126,808   2,594,492
     Sterling Bancorp                                       403,334   4,823,875
#    Stewart Information Services Corp.                     131,308   4,004,894
*    Stifel Financial Corp.                                 367,302  17,178,715
     Stock Yards Bancorp Inc                                 54,778   1,614,855
*    Stratus Properties, Inc.                                26,622     441,925
#*   Suffolk Bancorp                                         78,876   1,729,751
     Summit State Bank                                          195       2,262
#*   Sun Bancorp, Inc.                                      242,822     922,724
     Susquehanna Bancshares, Inc.                         1,111,964  11,519,947
*    Sussex Bancorp                                          10,149      91,341
*    SWS Group, Inc.                                         72,807     539,500
#    Symetra Financial Corp.                                551,276  11,389,362
     Synovus Financial Corp.                              3,440,963  11,045,491
#*   Taylor Capital Group, Inc.                              73,897   1,573,267
#    TCF Financial Corp.                                  1,122,858  17,628,871
     Teche Holding Co.                                        5,917     431,349
*    Tejon Ranch Co.                                        130,526   4,047,611
     Territorial Bancorp, Inc.                               40,293     824,395
#    Teton Advisors, Inc. Class A                               311      14,220
#*   Texas Capital Bancshares, Inc.                         288,842  16,230,032
     TF Financial Corp.                                       7,379     231,405
     Timberland Bancorp, Inc.                                76,238     811,935
     Tompkins Financial Corp.                                44,212   2,084,154
#    Tower Group International, Ltd.                        219,718     540,506
#    TowneBank                                               92,522   1,427,614
#*   Tree.com, Inc.                                          56,523   1,643,689
#    Trico Bancshares                                        76,235   1,848,699
#    TrustCo Bank Corp.                                     565,739   3,739,535
#    Trustmark Corp.                                        408,931   9,352,252
#    UMB Financial Corp.                                    261,380  15,345,620
#    Umpqua Holdings Corp.                                  641,190  10,662,994
#*   Unico American Corp.                                    11,600     153,236
     Union Bankshares Corp.                                 175,460   4,490,021
#    Union Bankshares, Inc.                                   2,252      53,035
     United Bancshares, Inc.                                    900      13,779
#    United Bankshares, Inc.                                304,725   8,913,206

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                         SHARES      VALUE+
                                                         ------- --------------
Financials -- (Continued)
*   United Community Banks, Inc.                         309,848 $    5,004,045
#*  United Community Financial Corp.                     503,382      1,676,262
#   United Financial Bancorp, Inc.(91030T109)             71,500      1,261,260
    United Financial Bancorp, Inc.(910304104)            120,919      1,591,294
    United Fire Group, Inc.                              108,670      3,023,199
*   United Security Bancshares                            28,300        159,613
    Unity Bancorp, Inc.                                    8,514         72,795
#   Universal Insurance Holdings, Inc.                   248,715      3,638,700
#   Univest Corp. of Pennsylvania                         64,916      1,279,494
#   Valley National Bancorp                              164,843      1,651,727
*   Vantagesouth Bancshares, Inc.                          4,600         28,244
    ViewPoint Financial Group, Inc.                      252,778      6,589,922
*   Virtus Investment Partners, Inc.                      40,872      7,560,911
    VSB Bancorp, Inc.                                      1,037         11,697
*   Walker & Dunlop, Inc.                                 62,463        979,420
    Washington Banking Co.                                59,986      1,031,759
    Washington Federal, Inc.                             627,349     13,538,191
#   Washington Trust Bancorp, Inc.                        72,450      2,477,790
#   Waterstone Financial, Inc.                            62,768        653,415
    Wayne Savings Bancshares, Inc.                         2,043         23,740
    Webster Financial Corp.                              593,754     17,895,746
#   WesBanco, Inc.                                       123,926      3,747,522
#   West Bancorporation, Inc.                             61,843        897,342
#   Westamerica Bancorporation                           160,156      8,139,128
*   Western Alliance Bancorp                             578,481     13,345,557
#   Westfield Financial, Inc.                            111,892        766,460
#   Westwood Holdings Group, Inc.                         27,573      1,603,921
    Wilshire Bancorp, Inc.                               515,558      5,155,580
    Wintrust Financial Corp.                             265,300     11,890,746
#*  WisdomTree Investments, Inc.                         904,098     10,207,266
#*  World Acceptance Corp.                                62,914      4,567,556
*   Wright Investors' Service Holdings, Inc.              13,860         24,116
    WSFS Financial Corp.                                   5,962        403,150
#   WVS Financial Corp.                                    4,423         52,744
*   Yadkin Financial Corp.                                15,046        288,131
#*  ZipRealty, Inc.                                      103,092        342,265
                                                                 --------------
Total Financials                                                  1,384,465,796
                                                                 --------------
Health Care -- (7.5%)
#*  Abaxis, Inc.                                          48,759      1,980,103
#*  Acadia Healthcare Co., Inc.                          214,827      9,027,031
#*  Accelerate Diagnostics, Inc.                          10,203        188,041
#*  Accretive Health, Inc.                                 5,000         40,250
#*  Accuray, Inc.                                        350,040      2,940,336
#*  Achillion Pharmaceuticals, Inc.                       13,511         38,506
*   Acorda Therapeutics, Inc.                            211,500      7,497,675
#*  Adcare Health Systems, Inc.                            9,770         40,057
#*  Addus HomeCare Corp.                                  61,453      1,328,614
#*  Affymax, Inc.                                        141,242         76,271
#*  Affymetrix, Inc.                                     427,269      3,174,609
#*  Air Methods Corp.                                    257,582     14,339,590
#*  Akorn, Inc.                                          613,574     15,474,336

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Health Care -- (Continued)
#*  Albany Molecular Research, Inc.                         231,465 $ 3,717,328
#*  Alere, Inc.                                             149,729   5,000,949
#*  Alexza Pharmaceuticals, Inc.                              2,100       8,967
*   Align Technology, Inc.                                  109,301   5,507,677
#*  Alliance HealthCare Services, Inc.                       39,560   1,125,878
*   Allied Healthcare Products, Inc.                         13,770      29,743
#*  Allscripts Healthcare Solutions, Inc.                 1,079,756  16,433,886
*   Almost Family, Inc.                                      34,835     747,907
#*  Alnylam Pharmaceuticals, Inc.                            47,543   2,354,805
#*  Alphatec Holdings, Inc.                                 255,458     344,868
#*  AMAG Pharmaceuticals, Inc.                               76,254   1,392,398
#*  Amedisys, Inc.                                          181,376   2,472,155
*   American Shared Hospital Services                        10,189      28,427
*   AMN Healthcare Services, Inc.                           281,017   3,507,092
*   Amsurg Corp.                                            191,154   8,278,880
*   Anacor Pharmaceuticals, Inc.                             49,410     813,783
    Analogic Corp.                                           73,804   5,541,204
*   AngioDynamics, Inc.                                     158,063   2,124,367
*   ANI Pharmaceuticals, Inc.                                 1,341      41,719
#*  Anika Therapeutics, Inc.                                104,772   4,477,955
#*  Arqule, Inc.                                             93,636     151,690
*   Arrhythmia Research Technology, Inc.                      6,674      32,369
#*  ArthroCare Corp.                                        152,471   7,399,418
*   AtriCure, Inc.                                            9,221     142,003
#   Atrion Corp.                                             10,342   2,981,909
#*  Authentidate Holding Corp.                               41,534      43,195
#*  Auxilium Pharmaceuticals, Inc.                          339,753   7,647,840
#*  AVEO Pharmaceuticals, Inc.                              126,042     155,032
#*  Baxano Surgical, Inc.                                   107,994      91,795
#*  Bio-Reference Labs, Inc.                                129,207   3,281,858
#*  Bioanalytical Systems, Inc.                               5,617      15,615
#*  BioScrip, Inc.                                          443,786   3,070,999
#*  Biospecifics Technologies Corp.                          11,621     275,766
*   Biota Pharmaceuticals, Inc.                              24,681      91,073
*   BioTelemetry, Inc.                                      160,926   1,277,752
*   Bovie Medical Corp.                                      54,539     215,429
#*  BSD Medical Corp.                                        56,629      62,858
*   Cambrex Corp.                                           195,064   3,996,861
#   Cantel Medical Corp.                                    242,692   8,047,667
#*  Capital Senior Living Corp.                             153,163   3,787,721
#*  Cardica, Inc.                                             7,642       8,177
#*  Catalyst Pharmaceutical Partners, Inc.                    6,701      13,938
#*  Celldex Therapeutics, Inc.                              264,300   3,964,500
#*  Celsion Corp.                                             8,283      27,500
*   Centene Corp.                                           176,317  11,707,449
#*  Cepheid, Inc.                                            45,121   1,961,861
*   Charles River Laboratories International, Inc.          349,228  18,760,528
#   Chemed Corp.                                            102,071   8,499,452
*   Chindex International, Inc.                              10,584     252,217
#*  Cleveland Biolabs, Inc.                                   7,404       4,590
#   Computer Programs & Systems, Inc.                        71,735   4,528,631
    CONMED Corp.                                            121,090   5,610,100

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Health Care -- (Continued)
#*  Corcept Therapeutics, Inc.                               59,506 $   263,017
*   Corvel Corp.                                            107,706   4,904,931
*   Cross Country Healthcare, Inc.                          185,503   1,315,216
    CryoLife, Inc.                                          158,279   1,437,173
#*  Cumberland Pharmaceuticals, Inc.                        140,275     624,224
#*  Cutera, Inc.                                             78,503     809,366
#*  Cyberonics, Inc.                                        185,096  10,950,279
*   Cynosure, Inc. Class A                                  197,990   4,858,675
#*  Cytokinetics, Inc.                                       29,220     132,951
#*  Cytori Therapeutics, Inc.                                15,315      34,612
    Daxor Corp.                                              14,561     121,002
#*  Depomed, Inc.                                            15,354     215,110
#   Digirad Corp.                                           120,709     383,855
#*  Discovery Laboratories, Inc.                              1,415       2,519
#*  Durect Corp.                                            120,100     156,130
#*  Dyax Corp.                                              150,379     994,005
#*  Emergent Biosolutions, Inc.                             241,068   6,354,553
*   Emeritus Corp.                                           96,915   2,890,974
*   Encision, Inc.                                            2,013       2,094
    Ensign Group, Inc. (The)                                126,076   5,358,230
#*  EnteroMedics, Inc.                                        3,200       5,824
#*  Entremed, Inc.                                            9,289      16,720
*   Enzo Biochem, Inc.                                      184,277     773,963
#   Enzon Pharmaceuticals, Inc.                             213,649     190,169
#*  Exact Sciences Corp.                                     80,468     965,616
#*  Exactech, Inc.                                           48,042   1,067,493
*   ExamWorks Group, Inc.                                   148,041   5,447,909
#*  Fibrocell Science, Inc.                                   3,711      14,102
*   Five Star Quality Care, Inc.                            203,756     984,142
#*  Furiex Pharmaceuticals, Inc.                             22,027   2,276,931
#*  Galena Biopharma, Inc.                                       84         206
#*  Gentiva Health Services, Inc.                           173,978   1,310,054
*   Globus Medical, Inc. Class A                            278,477   6,800,408
*   Greatbatch, Inc.                                        152,024   6,997,665
*   Haemonetics Corp.                                       311,038   9,443,114
*   Hanger, Inc.                                            213,405   7,398,751
#*  Harvard Apparatus Regenerative Technology, Inc.          33,977     293,901
#*  Harvard Bioscience, Inc.                                138,109     582,820
*   Health Net, Inc.                                        485,957  16,682,904
#   HealthSouth Corp.                                       436,208  15,110,245
#*  HealthStream, Inc.                                       99,925   2,263,301
#*  Healthways, Inc.                                        227,350   4,092,300
#   Hill-Rom Holdings, Inc.                                 385,775  14,412,554
#*  HMS Holdings Corp.                                       77,271   1,249,472
*   Hooper Holmes, Inc.                                   1,113,795     679,415
#*  Horizon Pharma, Inc.                                     28,436     403,223
#*  iBio, Inc.                                               20,300       9,135
*   ICU Medical, Inc.                                        93,948   5,240,419
#*  Idera Pharmaceuticals, Inc.                             146,982     417,429
*   Impax Laboratories, Inc.                                478,548  12,514,030
*   Incyte Corp., Ltd.                                      113,589   5,515,882
#*  Infinity Pharmaceuticals, Inc.                          123,598   1,207,552

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
#*     Insys Therapeutics, Inc.                             131,801 $ 5,411,749
#*     Integra LifeSciences Holdings Corp.                  200,132   9,122,017
       Invacare Corp.                                       184,158   2,909,696
#*     IPC The Hospitalist Co., Inc.                        102,148   4,136,994
*      Iridex Corp.                                           4,691      39,076
#*     Isis Pharmaceuticals, Inc.                            69,742   1,855,835
       Kewaunee Scientific Corp.                             10,935     183,161
       Kindred Healthcare, Inc.                             350,470   8,796,797
#      Landauer, Inc.                                        45,158   1,952,632
*      Lannett Co., Inc.                                    160,463   5,540,787
*      LCA-Vision, Inc.                                      68,039     364,689
#      LeMaitre Vascular, Inc.                               94,561     776,346
#*     LHC Group, Inc.                                       78,998   1,641,578
#*     LifePoint Hospitals, Inc.                            236,483  13,224,129
#*     Ligand Pharmaceuticals, Inc. Class B                 133,024   8,403,126
#*     Luminex Corp.                                        125,405   2,409,030
*      Magellan Health Services, Inc.                       160,929   9,288,822
#*     Mallinckrodt P.L.C.                                    7,989     569,056
#*     Masimo Corp.                                         366,491   9,807,299
#*     Mast Therapeutics, Inc.                               76,900      44,148
(o)#*  Maxygen, Inc.                                        155,971       4,679
*      MedAssets, Inc.                                      408,043   9,315,622
(o)*   MedCath Corp.                                         65,962     131,924
#*     Medical Action Industries, Inc.                       80,891     518,511
#*     Medicines Co. (The)                                  408,746  10,872,644
#*     MediciNova, Inc.                                      25,896      48,685
*      Medidata Solutions, Inc.                             247,524   8,987,596
#      Meridian Bioscience, Inc.                            196,403   3,922,168
#*     Merit Medical Systems, Inc.                          231,774   2,982,931
#*     MGC Diagnostics Corp.                                    215       2,365
#*     Misonix, Inc.                                         86,409     518,454
#*     Molina Healthcare, Inc.                              306,468  11,461,903
#*     Momenta Pharmaceuticals, Inc.                        303,356   3,464,326
#*     MWI Veterinary Supply, Inc.                           44,034   6,897,486
#*     Myriad Genetics, Inc.                                502,527  21,211,665
#*     Nanosphere, Inc.                                      44,639      76,333
#      National Healthcare Corp.                             42,718   2,337,956
#*     National Research Corp. Class A                       88,416   1,393,436
#*     National Research Corp. Class B                       14,736     646,616
*      Natus Medical, Inc.                                  214,908   5,336,166
#*     Neogen Corp.                                          99,867   4,171,944
*      NuVasive, Inc.                                       314,426  10,599,300
*      Omnicell, Inc.                                       218,373   5,782,517
#*     OncoGenex Pharmaceutical, Inc.                        11,746      45,574
#*     Oncothyreon, Inc.                                      7,277      20,812
#*     Opko Health, Inc.                                    125,475   1,037,678
*      OraSure Technologies, Inc.                            85,378     559,226
*      Orthofix International NV                             87,373   2,638,665
*      Osiris Therapeutics, Inc.                              1,025      14,586
#      Owens & Minor, Inc.                                  442,164  14,830,181
#*     Pacific Biosciences of California, Inc.              123,400     545,428
#*     Pain Therapeutics, Inc.                              166,263     946,036

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
*   PAREXEL International Corp.                             336,385 $15,255,060
*   PDI, Inc.                                               127,587     602,211
#   PDL BioPharma, Inc.                                     697,874   5,924,950
#*  Pernix Therapeutics Holdings                             24,884     119,692
*   PharMerica Corp.                                        167,911   4,565,500
#*  PhotoMedex, Inc.                                         17,948     271,194
#*  Pozen, Inc.                                             168,990   1,412,756
#*  Prestige Brands Holdings, Inc.                          319,182  10,698,981
#*  Progenics Pharmaceuticals, Inc.                         149,791     528,762
#*  ProPhase Labs, Inc.                                      15,982      31,644
#*  Providence Service Corp. (The)                           81,612   3,314,263
#*  pSivida Corp.                                            39,770     144,763
    Psychemedics Corp.                                        6,901     108,760
#   Quality Systems, Inc.                                   359,758   5,313,626
#*  Quidel Corp.                                            145,341   3,117,564
*   RadNet, Inc.                                            144,576     718,543
#*  Repligen Corp.                                          232,579   3,686,377
#*  Repros Therapeutics, Inc.                                 6,764     114,109
#*  Rigel Pharmaceuticals, Inc.                             231,144     739,661
#*  RTI Surgical, Inc.                                      252,618   1,086,257
#*  RXi Pharmaceuticals Corp.                                     2           7
#*  Sagent Pharmaceuticals, Inc.                             68,626   1,419,872
#*  Sangamo Biosciences, Inc.                                22,102     305,892
#*  Sciclone Pharmaceuticals, Inc.                          323,201   1,544,901
    Select Medical Holdings Corp.                           616,795   8,610,458
    Simulations Plus, Inc.                                   35,178     212,827
#*  Skilled Healthcare Group, Inc. Class A                  106,235     548,173
    Span-America Medical Systems, Inc.                       12,193     254,224
*   Special Diversified Opportunities, Inc.                   1,950       2,301
#*  Spectranetics Corp.                                     109,297   2,323,654
#*  Spectrum Pharmaceuticals, Inc.                          280,684   1,928,299
#*  Staar Surgical Co.                                       79,542   1,353,009
#*  StemCells, Inc.                                          10,349      12,936
#*  Stereotaxis, Inc.                                         8,630      33,398
    STERIS Corp.                                            351,014  16,866,223
#*  Sucampo Pharmaceuticals, Inc. Class A                   109,310     755,332
#*  SurModics, Inc.                                          80,734   1,756,772
*   Symmetry Medical, Inc.                                  195,408   1,614,070
#*  Targacept, Inc.                                          42,184     187,297
*   Team Health Holdings, Inc.                              317,151  15,375,481
*   Thoratec Corp.                                          389,378  12,763,811
#*  Threshold Pharmaceuticals, Inc.                          10,400      42,640
*   Tornier NV                                              103,592   1,757,956
#*  Transcept Pharmaceuticals, Inc.                          73,786     217,669
*   Triple-S Management Corp. Class B                        98,230   1,471,485
#   Universal American Corp.                                348,712   2,500,265
*   Uroplasty, Inc.                                          12,442      43,298
    US Physical Therapy, Inc.                                56,850   1,753,823
#   Utah Medical Products, Inc.                              17,665     897,205
#*  Vascular Solutions, Inc.                                 88,257   1,933,711
*   VCA Antech, Inc.                                        590,362  18,082,788
#*  Verastem, Inc.                                            1,138       9,502

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Health Care -- (Continued)
#*   Vical, Inc.                                            12,783 $     14,445
#*   Vision Sciences, Inc.                                   4,525        4,706
#*   Volcano Corp.                                          16,523      290,144
*    WellCare Health Plans, Inc.                            67,677    4,566,167
     West Pharmaceutical Services, Inc.                    351,188   15,234,535
*    Wright Medical Group, Inc.                            255,723    6,994,024
#*   XenoPort, Inc.                                          3,997       16,228
     Xstelos Holdings, Inc.                                 22,800       15,960
#*   Zalicus, Inc.                                           3,542        3,790
#*   Zeltiq Aesthetics, Inc.                                 1,900       34,751
                                                                   ------------
Total Health Care                                                   783,688,847
                                                                   ------------
Industrials -- (14.7%)
#    AAON, Inc.                                            220,925    6,263,224
#    AAR Corp.                                             231,840    6,004,656
     ABM Industries, Inc.                                  348,473    9,440,134
#    Acacia Research Corp.                                 215,375    3,454,615
#*   ACCO Brands Corp.                                     267,986    1,642,754
#*   Accuride Corp.                                         36,019      203,147
     Aceto Corp.                                           189,119    4,137,924
#    Acme United Corp.                                       7,500      126,225
#*   Acorn Energy, Inc.                                     81,749      189,658
*    Active Power, Inc.                                     77,492      218,527
     Actuant Corp. Class A                                 463,172   15,683,004
*    Adept Technology, Inc.                                 63,689      761,720
#*   Advisory Board Co. (The)                              230,061   13,173,293
#*   Aegion Corp.                                          237,200    6,046,228
#*   AeroCentury Corp.                                       2,989       53,653
*    Aerovironment, Inc.                                   151,205    5,106,193
*    Air Transport Services Group, Inc.                    271,530    2,126,080
     Aircastle, Ltd.                                       213,426    3,749,895
     Alamo Group, Inc.                                      62,127    3,300,186
#    Albany International Corp. Class A                    175,209    6,304,020
#    Allegiant Travel Co.                                  113,283   13,305,088
#    Alliant Techsystems, Inc.                             169,067   24,382,843
(o)  Allied Defense Group, Inc.                             59,074        4,726
     Allied Motion Technologies, Inc.                       12,558      142,408
#    Altra Industrial Motion Corp.                         184,279    6,294,971
     AMERCO                                                 73,355   18,346,819
#*   Ameresco, Inc. Class A                                 79,276      508,159
*    American Airlines Group, Inc.                           3,927      137,720
#    American Railcar Industries, Inc.                     113,169    7,858,455
#    American Science & Engineering, Inc.                   43,542    2,926,022
#*   American Superconductor Corp.                          57,131       73,128
#*   American Woodmark Corp.                                63,735    1,912,687
*    AMREP Corp.                                             8,340       45,453
#    Apogee Enterprises, Inc.                              190,279    6,045,164
     Applied Industrial Technologies, Inc.                 273,081   13,086,042
*    ARC Document Solutions, Inc.                          263,836    1,688,550
     ArcBest Corp.                                         149,929    5,910,201
     Argan, Inc.                                            63,748    1,706,534
#*   Arotech Corp.                                          82,319      285,647

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
    Art's-Way Manufacturing Co., Inc.                           400 $     2,424
#*  Ascent Solar Technologies, Inc.                         100,796      50,912
#   Astec Industries, Inc.                                  109,860   4,388,907
*   Astronics Corp.                                          80,462   4,595,989
#*  Astronics Corp. Class B                                  13,683     778,563
#*  Atlas Air Worldwide Holdings, Inc.                      140,555   4,918,019
*   Avalon Holdings Corp. Class A                            41,336     185,185
#*  Avis Budget Group, Inc.                                 435,404  22,897,896
#   AZZ, Inc.                                               158,947   6,901,479
#   Baltic Trading, Ltd.                                    149,223     893,846
    Barnes Group, Inc.                                      345,925  13,325,031
    Barrett Business Services, Inc.                          47,056   2,372,093
*   Beacon Roofing Supply, Inc.                             325,802  11,592,035
*   Blount International, Inc.                              411,902   4,600,945
#*  BlueLinx Holdings, Inc.                                 119,501     156,546
    Brady Corp. Class A                                     251,875   6,495,856
*   Breeze-Eastern Corp.                                     41,547     411,315
#   Briggs & Stratton Corp.                                 283,858   6,066,045
#   Brink's Co. (The)                                       302,654   7,699,518
#*  Builders FirstSource, Inc.                              137,362   1,078,292
#*  CAI International, Inc.                                  97,624   2,123,322
#*  Casella Waste Systems, Inc. Class A                     143,782     733,288
#*  CBIZ, Inc.                                              263,876   2,261,417
#   CDI Corp.                                                72,141   1,105,200
    Ceco Environmental Corp.                                108,762   1,728,228
    Celadon Group, Inc.                                     128,083   2,947,190
#*  Cenveo, Inc.                                             24,095      74,454
#*  Chart Industries, Inc.                                  150,375  10,258,582
    Chicago Rivet & Machine Co.                               4,123     159,766
    CIRCOR International, Inc.                              109,716   8,910,036
#   CLARCOR, Inc.                                           100,631   5,812,447
*   Columbus McKinnon Corp.                                 108,042   2,862,033
    Comfort Systems USA, Inc.                               224,053   3,360,795
#*  Commercial Vehicle Group, Inc.                          168,409   1,635,251
#   Compx International, Inc.                                 9,814      90,289
    Con-way, Inc.                                           382,310  16,240,529
    Conrad Industries, Inc.                                   6,600     262,020
#   Corporate Executive Board Co. (The)                     214,350  14,794,437
#   Courier Corp.                                            46,226     671,664
    Covanta Holding Corp.                                    54,469   1,004,953
*   Covenant Transportation Group, Inc. Class A             158,118   1,620,709
#*  CPI Aerostructures, Inc.                                 28,946     389,903
#*  CRA International, Inc.                                  38,940     847,724
#   Cubic Corp.                                             153,956   7,302,133
    Curtiss-Wright Corp.                                    258,251  16,512,569
    Deluxe Corp.                                            335,346  18,427,263
*   DigitalGlobe, Inc.                                      493,658  14,701,135
    Douglas Dynamics, Inc.                                  114,263   1,927,617
#*  Ducommun, Inc.                                           62,194   1,509,448
*   DXP Enterprises, Inc.                                    90,148  10,205,655
*   Dycom Industries, Inc.                                  206,530   6,485,042
    Dynamic Materials Corp.                                  62,959   1,271,772

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
#*  Eagle Bulk Shipping, Inc.                                59,714 $   174,365
    Eastern Co. (The)                                        20,021     338,155
#*  Echo Global Logistics, Inc.                             121,410   2,374,780
#   Ecology and Environment, Inc. Class A                    10,494     100,637
    EMCOR Group, Inc.                                       328,095  15,089,089
#   Encore Wire Corp.                                       122,912   5,989,502
#*  Energy Recovery, Inc.                                   163,092     833,400
*   EnerNOC, Inc.                                           191,533   4,520,179
#   EnerSys, Inc.                                           269,950  18,243,221
*   Engility Holdings, Inc.                                  41,645   1,817,388
#   Ennis, Inc.                                             118,645   1,774,929
#*  EnPro Industries, Inc.                                  144,718  10,305,369
*   Environmental Tectonics Corp.                             7,400      15,503
    EnviroStar, Inc.                                          7,443      23,297
#*  Erickson, Inc.                                              953      15,067
#   ESCO Technologies, Inc.                                 134,961   4,510,397
#   Espey Manufacturing & Electronics Corp.                  13,081     347,955
*   Esterline Technologies Corp.                            177,418  19,342,110
    Exelis, Inc.                                            780,550  14,471,397
#   Exponent, Inc.                                           71,661   5,046,368
*   Federal Signal Corp.                                    394,865   5,994,051
    Forward Air Corp.                                       192,252   8,503,306
*   Franklin Covey Co.                                      114,217   2,315,179
    Franklin Electric Co., Inc.                             306,287  11,844,118
#   FreightCar America, Inc.                                 63,935   1,678,933
#*  FTI Consulting, Inc.                                    243,292   8,344,916
#*  Fuel Tech, Inc.                                         141,056     859,031
#*  Furmanite Corp.                                         224,055   2,348,096
    G&K Services, Inc. Class A                              110,021   5,824,512
    GATX Corp.                                              253,276  16,622,504
#*  Genco Shipping & Trading, Ltd.                          144,051     237,684
#*  Gencor Industries, Inc.                                   5,287      55,461
#*  GenCorp, Inc.                                           228,340   4,009,650
#   Generac Holdings, Inc.                                  240,144  14,139,679
#   General Cable Corp.                                     296,590   7,598,636
*   Gibraltar Industries, Inc.                              158,672   2,710,118
#   Global Power Equipment Group, Inc.                       44,936     787,728
#*  Goldfield Corp. (The)                                    77,899     160,472
#   Gorman-Rupp Co. (The)                                   121,148   3,761,645
*   GP Strategies Corp.                                     103,259   2,713,647
#*  GrafTech International, Ltd.                            226,826   2,542,719
#   Graham Corp.                                             52,065   1,553,620
#   Granite Construction, Inc.                              236,684   8,847,248
*   Great Lakes Dredge & Dock Corp.                         347,022   2,994,800
#*  Greenbrier Cos., Inc. (The)                             196,893  10,325,069
#   Griffon Corp.                                           269,390   2,866,310
*   H&E Equipment Services, Inc.                            232,953   8,980,338
    Hardinge, Inc.                                           53,864     719,623
    Harsco Corp.                                            537,907  12,872,115
#*  Hawaiian Holdings, Inc.                                 319,774   4,620,734
#   Healthcare Services Group, Inc.                         238,701   6,946,199
#   Heartland Express, Inc.                                 578,154  12,580,631

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Industrials -- (Continued)
#   HEICO Corp.                                             139,212 $ 7,701,208
    HEICO Corp. Class A                                     152,556   6,216,657
    Heidrick & Struggles International, Inc.                 82,658   1,558,103
#*  Heritage-Crystal Clean, Inc.                              4,651      74,416
    Herman Miller, Inc.                                     291,790   8,995,886
*   Hill International, Inc.                                151,249   1,016,393
#   HNI Corp.                                               281,689   9,923,903
*   Horizon Lines, Inc. Class A                               4,998       3,474
#   Houston Wire & Cable Co.                                134,612   1,677,266
*   Hub Group, Inc. Class A                                 247,221  11,038,418
#*  Hudson Global, Inc.                                     123,326     437,807
#*  Hudson Technologies, Inc.                                 3,900      12,733
    Huntington Ingalls Industries, Inc.                     227,971  23,481,013
    Hurco Cos., Inc.                                         24,776     660,528
*   Huron Consulting Group, Inc.                            154,732  11,016,918
#*  Huttig Building Products, Inc.                          100,706     445,121
    Hyster-Yale Materials Handling, Inc.                     75,663   7,293,157
*   ICF International, Inc.                                  92,042   3,586,877
#*  InnerWorkings, Inc.                                     132,365     953,028
#*  Innovative Solutions & Support, Inc.                     46,017     309,694
#   Insperity, Inc.                                         149,285   4,786,077
    Insteel Industries, Inc.                                 82,551   1,698,900
#*  Integrated Electrical Services, Inc.                     30,483     189,299
*   Intelligent Systems Corp.                                32,937      51,382
#   Interface, Inc.                                         415,386   7,472,794
#   International Shipholding Corp.                          18,655     502,566
#   Intersections, Inc.                                      90,158     506,688
    ITT Corp.                                                71,744   3,095,036
#*  JetBlue Airways Corp.                                 2,028,954  16,038,881
#   John Bean Technologies Corp.                            184,462   5,347,553
*   JPS Industries, Inc.                                      8,700      59,812
    Kadant, Inc.                                             37,897   1,316,921
#   Kaman Corp.                                             170,240   7,144,973
#   Kelly Services, Inc. Class A                            199,424   4,199,869
    Kelly Services, Inc. Class B                                350       7,948
*   Key Technology, Inc.                                     20,756     255,921
#*  KEYW Holding Corp. (The)                                 16,970     218,064
#   Kforce, Inc.                                            208,370   4,817,514
    Kimball International, Inc. Class B                     161,329   2,703,874
#   Knight Transportation, Inc.                             557,780  13,236,119
    Knoll, Inc.                                             278,778   5,070,972
*   Korn/Ferry International                                333,783   9,696,396
#*  Kratos Defense & Security Solutions, Inc.               297,210   2,145,856
#   Landstar System, Inc.                                   277,211  17,461,521
*   Lawson Products, Inc.                                    35,060     587,255
#*  Layne Christensen Co.                                    88,751   1,546,042
#   LB Foster Co. Class A                                    46,887   2,220,099
#   Lindsay Corp.                                            78,825   6,946,847
#*  LMI Aerospace, Inc.                                      57,677     786,714
    LS Starrett Co. (The) Class A                            31,156     486,657
#   LSI Industries, Inc.                                     97,700     743,497
#*  Luna Innovations, Inc.                                    6,456       9,297

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Industrials -- (Continued)
*   Lydall, Inc.                                             63,864 $ 1,495,056
#*  Magnetek, Inc.                                           38,959     859,046
#*  Manitex International, Inc.                               6,890     113,409
#   Manitowoc Co., Inc. (The)                               789,124  25,078,361
#   Marten Transport, Ltd.                                  166,452   3,904,964
#*  MasTec, Inc.                                            498,398  19,726,593
    Mastech Holdings, Inc.                                    2,073      35,821
#   Matson, Inc.                                            253,982   6,016,834
#   McGrath RentCorp                                        105,270   3,324,427
*   Meritor, Inc.                                           645,489   7,661,954
#*  Metalico, Inc.                                          168,185     259,005
*   Mfri, Inc.                                               39,691     432,235
*   Middleby Corp. (The)                                     73,604  18,583,538
#   Miller Industries, Inc.                                  57,987   1,123,208
*   Mistras Group, Inc.                                     130,617   2,966,312
    Mobile Mini, Inc.                                       296,841  13,114,435
*   Moog, Inc. Class A                                      208,320  13,634,544
#*  Moog, Inc. Class B                                       10,012     655,586
*   MRC Global, Inc.                                          8,352     243,795
    MSA Safety, Inc.                                        232,046  12,240,426
    Mueller Industries, Inc.                                380,415  11,009,210
    Mueller Water Products, Inc. Class A                  1,074,015   9,795,017
#   Multi-Color Corp.                                        69,901   2,436,050
#*  MYR Group, Inc.                                         123,350   2,893,791
#   National Presto Industries, Inc.                         27,933   2,018,439
*   Navigant Consulting, Inc.                               272,205   4,573,044
#*  NCI Building Systems, Inc.                               22,318     349,054
#   NL Industries, Inc.                                     150,263   1,507,138
    NN, Inc.                                                101,042   1,977,392
*   Nortek, Inc.                                              2,405     197,595
#*  Northwest Pipe Co.                                       47,175   1,687,450
#*  Ocean Power Technologies, Inc.                           34,916      94,273
#*  Odyssey Marine Exploration, Inc.                        125,767     275,430
#   Omega Flex, Inc.                                         25,792     520,225
*   On Assignment, Inc.                                     364,553  12,759,355
*   Orbit International Corp.                                 1,977       5,615
*   Orbital Sciences Corp.                                  397,021  11,672,417
#*  Orion Energy Systems, Inc.                               87,738     465,011
#*  Orion Marine Group, Inc.                                 90,939   1,066,714
*   PAM Transportation Services, Inc.                        33,728     839,490
*   Park-Ohio Holdings Corp.                                 64,137   3,744,959
*   Patrick Industries, Inc.                                 65,645   2,630,395
#*  Patriot Transportation Holding, Inc.                     38,246   1,334,020
#*  Pendrell Corp.                                          161,066     265,759
*   Performant Financial Corp.                                2,700      23,517
*   PGT, Inc.                                               305,876   3,043,466
#*  Pike Corp.                                              166,625   1,599,600
#*  Plug Power, Inc.                                         66,963     311,378
#*  PMFG, Inc.                                               35,785     202,901
#*  Polypore International, Inc.                            218,658   7,583,059
#   Powell Industries, Inc.                                  63,522   4,022,213
#*  PowerSecure International, Inc.                         152,483   3,389,697

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
#   Preformed Line Products Co.                              22,931 $ 1,370,357
    Primoris Services Corp.                                 312,996   8,757,628
#*  Proto Labs, Inc.                                        163,870   9,920,690
#   Providence and Worcester Railroad Co.                     5,591      97,507
    Quad/Graphics, Inc.                                       9,461     204,831
*   Quality Distribution, Inc.                              167,962   2,111,282
    Quanex Building Products Corp.                          225,534   4,249,061
#   Raven Industries, Inc.                                  304,911   9,421,750
*   RBC Bearings, Inc.                                      131,881   8,210,911
#*  RCM Technologies, Inc.                                  146,273     991,731
#*  Real Goods Solar, Inc. Class A                            2,817       8,254
*   Republic Airways Holdings, Inc.                         242,919   2,018,657
    Resources Connection, Inc.                              220,603   3,002,407
*   Rexnord Corp.                                            66,567   1,780,002
#*  Roadrunner Transportation Systems, Inc.                 203,636   5,015,555
#*  RPX Corp.                                               322,878   5,288,742
    RR Donnelley & Sons Co.                                 481,550   8,475,280
#*  Rush Enterprises, Inc. Class A                          148,820   4,777,122
#*  Rush Enterprises, Inc. Class B                           37,831   1,069,861
*   Saia, Inc.                                              155,893   6,418,115
#   Schawk, Inc.                                             84,726   1,694,520
*   Schuff International, Inc.                                6,400     174,208
    Servotronics, Inc.                                        1,500      11,617
    SIFCO Industries, Inc.                                   18,366     603,323
    Simpson Manufacturing Co., Inc.                         302,029   9,903,531
    SkyWest, Inc.                                           255,006   2,958,070
*   SL Industries, Inc.                                      20,885     574,129
#   SmartPros, Ltd.                                          10,300      35,329
#*  SP Plus Corp.                                            76,636   1,871,451
*   Sparton Corp.                                            40,544   1,101,175
*   Spirit Airlines, Inc.                                   478,914  27,221,472
#*  Standard Register Co. (The)                              29,933     217,314
    Standex International Corp.                              65,746   3,903,340
    Steelcase, Inc. Class A                                 597,872   9,852,931
#*  Sterling Construction Co., Inc.                          57,288     439,972
#   Sun Hydraulics Corp.                                    131,551   5,377,805
*   Supreme Industries, Inc. Class A                        113,237     642,054
#*  Swift Transportation Co.                                506,395  12,178,800
    Sypris Solutions, Inc.                                  285,243     864,286
#*  TAL International Group, Inc.                           213,266   8,995,560
#*  Taser International, Inc.                               372,885   6,022,093
#*  Team, Inc.                                              109,613   4,701,302
#*  Tecumseh Products Co. Class A                            47,621     286,202
*   Tecumseh Products Co. Class B                             4,097      23,926
*   Tel-Instrument Electronics Corp.                          8,400      42,000
*   Teledyne Technologies, Inc.                              65,814   6,111,488
#   Tennant Co.                                             104,927   6,693,293
*   Tetra Tech, Inc.                                        415,846  11,922,305
#   Textainer Group Holdings, Ltd.                          238,948   9,390,656
#*  Thermon Group Holdings, Inc.                             74,818   1,782,165
#   Titan International, Inc.                               303,032   5,306,090
#*  Titan Machinery, Inc.                                    99,135   1,748,741

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                         SHARES      VALUE+
                                                         ------- --------------
Industrials -- (Continued)
    Toro Co. (The)                                       149,478 $    9,497,832
#*  Transcat, Inc.                                         5,600         55,104
#*  TRC Cos., Inc.                                       357,086      2,117,520
#*  Trex Co., Inc.                                       111,791      8,777,829
*   Trimas Corp.                                         271,155      9,723,618
    Trinity Industries, Inc.                              34,441      2,585,141
*   TrueBlue, Inc.                                       261,989      7,008,206
*   Tutor Perini Corp.                                   292,935      8,670,876
#   Twin Disc, Inc.                                       43,371      1,254,723
*   Ultralife Corp.                                       60,836        219,010
    UniFirst Corp.                                        85,126      8,192,526
#   United Stationers, Inc.                              250,486      9,400,740
#   Universal Forest Products, Inc.                      108,003      5,453,071
*   Universal Security Instruments, Inc.                   1,595          6,699
#   Universal Truckload Services, Inc.                    54,778      1,350,825
    US Ecology, Inc.                                     133,467      5,959,302
#*  USA Truck, Inc.                                       29,426        490,237
#*  USG Corp.                                             46,747      1,395,865
#   UTi Worldwide, Inc.                                  635,299      6,219,577
*   Versar, Inc.                                          27,782        107,239
    Viad Corp.                                           109,876      2,532,642
*   Vicor Corp.                                          107,188        896,092
*   Virco Manufacturing Corp.                             30,131         66,138
#*  Volt Information Sciences, Inc.                      119,747        955,581
#   VSE Corp.                                             11,278        704,537
#*  Wabash National Corp.                                478,974      6,399,093
#   Watsco, Inc. Class B                                  12,022      1,217,468
    Watts Water Technologies, Inc. Class A               190,171     10,117,097
#   Werner Enterprises, Inc.                             472,694     12,100,966
#*  Wesco Aircraft Holdings, Inc.                        282,685      5,727,198
*   Willdan Group, Inc.                                    9,040         42,217
*   Willis Lease Finance Corp.                            26,350        531,216
    Woodward, Inc.                                        50,427      2,260,642
#   WSI Industries, Inc.                                   1,900         13,072
#*  Xerium Technologies, Inc.                             12,517        168,979
#*  XPO Logistics, Inc.                                   94,284      2,558,868
#*  YRC Worldwide, Inc.                                    8,808        197,563
                                                                 --------------
Total Industrials                                                 1,536,318,767
                                                                 --------------
Information Technology -- (14.7%)
#*  3D Systems Corp.                                      93,081      4,406,455
#*  ACI Worldwide, Inc.                                  252,838     14,449,692
*   Actuate Corp.                                        286,143      1,610,985
*   Acxiom Corp.                                         519,292     14,664,806
#*  ADDvantage Technologies Group, Inc.                    6,085         20,446
#   ADTRAN, Inc.                                         366,449      8,219,451
*   Advanced Energy Industries, Inc.                     285,651      6,250,044
#*  Advanced Micro Devices, Inc.                         574,507      2,349,734
*   Advanced Photonix, Inc. Class A                        3,313          1,822
#   Advent Software, Inc.                                334,765      9,647,927
*   Aehr Test Systems                                     11,205         28,685
#*  Aeroflex Holding Corp.                               105,483        806,945

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
#*    Aetrium, Inc.                                             721 $     3,641
*     Agilysys, Inc.                                        111,714   1,400,894
#*    Alpha & Omega Semiconductor, Ltd.                      15,353     110,542
      American Software, Inc. Class A                       140,720   1,356,541
#*    Amkor Technology, Inc.                                684,883   5,444,820
#*    Amtech Systems, Inc.                                   38,250     327,037
#*    ANADIGICS, Inc.                                       265,907     332,384
      Anixter International, Inc.                           180,205  17,656,486
*     AOL, Inc.                                              45,260   1,937,581
#*    Applied Micro Circuits Corp.                          117,874   1,144,557
*     ARRIS Group, Inc.                                     747,557  19,503,762
*     Aspen Technology, Inc.                                140,271   6,030,250
*     Astea International, Inc.                               2,800       4,872
      Astro-Med, Inc.                                        30,318     381,097
#*    Audience, Inc.                                          3,310      38,065
*     Autobytel, Inc.                                       141,737   1,763,208
#*    AVG Technologies NV                                   184,843   3,462,109
#*    Aviat Networks, Inc.                                  234,019     353,369
*     Avid Technology, Inc.                                 147,790   1,115,814
      AVX Corp.                                              52,332     698,632
#*    Aware, Inc.                                            85,348     472,828
*     Axcelis Technologies, Inc.                            422,206     755,749
*     AXT, Inc.                                             182,535     394,276
#     Badger Meter, Inc.                                     83,398   4,132,371
*     Bankrate, Inc.                                        481,052   8,428,031
*     Bazaarvoice, Inc.                                      87,690     589,277
#     Bel Fuse, Inc. Class A                                  8,954     182,303
      Bel Fuse, Inc. Class B                                 35,045     762,579
      Belden, Inc.                                          250,180  18,465,786
*     Benchmark Electronics, Inc.                           243,068   5,634,316
      Black Box Corp.                                        68,151   1,448,890
#     Blackbaud, Inc.                                       212,635   6,474,736
*     Blonder Tongue Laboratories                            22,536      20,282
#*    Blucora, Inc.                                         272,708   5,249,629
*     Bogen Communications International                     11,900      12,257
(o)*  Bogen Corp.                                            11,900          --
      Booz Allen Hamilton Holding Corp.                     237,615   5,522,173
#*    Bottomline Technologies de, Inc.                      210,336   6,655,031
*     BroadVision, Inc.                                      18,154     180,088
#     Brooks Automation, Inc.                               380,956   3,897,180
*     Bsquare Corp.                                          35,768     114,458
*     BTU International, Inc.                                20,326      59,555
*     Cabot Microelectronics Corp.                          152,234   6,602,389
#*    CACI International, Inc. Class A                      157,474  10,968,064
#*    CalAmp Corp.                                          425,510   7,552,802
#*    Calix, Inc.                                           299,932   2,642,401
*     Cardtronics, Inc.                                     298,323   9,987,854
*     Cascade Microtech, Inc.                                65,869     703,481
#     Cass Information Systems, Inc.                         41,888   2,115,763
#*    Ceva, Inc.                                            124,005   2,012,601
*     Checkpoint Systems, Inc.                              217,058   2,771,831
#*    China Information Technology, Inc.                     33,799     137,224

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
#*     ChyronHego Corp.                                       1,822 $     4,355
#*     CIBER, Inc.                                          389,591   1,683,033
#*     Ciena Corp.                                          719,870  14,231,830
#*     Cinedigm Corp.                                       543,743   1,359,357
#*     Cirrus Logic, Inc.                                   379,791   8,469,339
#*     Clearfield, Inc.                                      89,369   1,408,455
*      Cognex Corp.                                         465,402  16,023,791
*      Coherent, Inc.                                       145,050   8,660,935
#      Cohu, Inc.                                            98,230   1,011,769
(o)#*  Commerce One, LLC                                     45,000          --
       Communications Systems, Inc.                          32,263     390,060
#      Computer Task Group, Inc.                             88,873   1,405,082
       Compuware Corp.                                    1,115,575  11,557,357
*      comScore, Inc.                                        36,030   1,128,820
#      Comtech Telecommunications Corp.                      99,951   3,173,444
*      Comverse, Inc.                                        50,973   1,271,267
       Concurrent Computer Corp.                             42,599     357,406
*      Constant Contact, Inc.                               198,734   5,139,261
#      Convergys Corp.                                      527,042  11,352,485
#*     Conversant, Inc.                                     477,347  11,666,361
*      CoreLogic, Inc.                                      386,088  10,822,047
*      CoStar Group, Inc.                                    42,650   6,861,958
#*     Cray, Inc.                                           232,917   6,687,047
*      Crexendo, Inc.                                        23,717      75,420
       CSG Systems International, Inc.                      226,451   5,969,248
#      CSP, Inc.                                              8,385      63,558
       CTS Corp.                                            203,510   3,620,443
#*     CVD Equipment Corp.                                   10,329     137,892
#*     CyberOptics Corp.                                     28,233     212,312
       Daktronics, Inc.                                     257,978   3,358,874
*      Data I/O Corp.                                         7,300      18,980
*      Datalink Corp.                                       121,143   1,555,476
#*     Dataram Corp.                                          4,244      11,374
#*     Datawatch Corp.                                        3,832      51,847
*      Dealertrack Technologies, Inc.                       281,997  12,884,443
#*     Demand Media, Inc.                                    95,340     396,614
#*     Dice Holdings, Inc.                                  318,764   2,438,545
#      Diebold, Inc.                                        375,881  14,136,884
#*     Digi International, Inc.                             121,445   1,076,003
#      Digimarc Corp.                                        27,972     923,635
*      Digital River, Inc.                                  192,338   2,940,848
*      Diodes, Inc.                                         285,011   7,515,740
#*     Dot Hill Systems Corp.                               691,220   2,854,739
*      DSP Group, Inc.                                      117,752     937,306
#*     DTS, Inc.                                             86,466   1,609,132
#      EarthLink Holdings Corp.                             503,424   1,716,676
#*     Eastman Kodak Co.                                        400      11,948
#      Ebix, Inc.                                           169,396   2,673,069
#*     Echelon Corp.                                         65,523     169,705
*      Edgewater Technology, Inc.                            43,768     309,877
#*     Elecsys Corp.                                         10,067     136,508
#      Electro Rent Corp.                                   103,612   1,673,334

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
    Electro Scientific Industries, Inc.                     126,816 $ 1,075,400
*   Electronics for Imaging, Inc.                           330,706  12,497,380
#*  Ellie Mae, Inc.                                         159,514   3,890,546
#*  eMagin Corp.                                             63,552     153,160
#*  Emcore Corp.                                             97,022     468,616
#*  Emulex Corp.                                            519,035   3,711,100
*   Entegris, Inc.                                          915,000  10,147,350
#*  Entropic Communications, Inc.                           482,137   1,779,086
*   Envestnet, Inc.                                          15,866     584,662
#*  Envivio, Inc.                                             3,100       8,246
*   EPAM Systems, Inc.                                      214,856   6,688,467
    EPIQ Systems, Inc.                                      152,320   1,948,173
*   ePlus, Inc.                                              24,069   1,204,413
#*  Euronet Worldwide, Inc.                                 330,877  15,217,033
#   Evolving Systems, Inc.                                    5,500      47,960
#*  Exar Corp.                                              233,992   2,531,793
*   ExlService Holdings, Inc.                               188,151   5,323,733
#*  Extreme Networks, Inc.                                  495,993   2,837,080
*   Fabrinet                                                137,705   2,974,428
    Fair Isaac Corp.                                        224,288  12,829,274
#*  Fairchild Semiconductor International, Inc.             801,061  10,197,507
*   FalconStor Software, Inc.                               137,274     208,656
*   FARO Technologies, Inc.                                 106,030   4,230,597
    FEI Co.                                                  46,314   3,682,889
#*  Finisar Corp.                                           716,199  18,728,604
*   FormFactor, Inc.                                        289,895   1,666,896
#   Forrester Research, Inc.                                114,177   4,045,291
*   Frequency Electronics, Inc.                              47,309     504,077
#*  Fusion-io, Inc.                                          54,440     469,817
*   Giga-tronics, Inc.                                        3,942       4,730
#*  GigOptix, Inc.                                           17,782      28,273
*   Global Cash Access Holdings, Inc.                       409,215   2,700,819
#   Globalscape, Inc.                                        27,873      68,846
*   GSE Systems, Inc.                                        72,970     127,697
*   GSI Group, Inc.                                          71,422     867,063
#*  GSI Technology, Inc.                                    103,839     659,378
#*  GT Advanced Technologies, Inc.                          495,965   8,237,979
#*  Guidance Software, Inc.                                  43,323     399,005
*   Guidewire Software, Inc.                                129,624   4,894,602
    Hackett Group, Inc. (The)                               185,183   1,111,098
*   Harmonic, Inc.                                          596,564   4,193,845
#   Heartland Payment Systems, Inc.                         266,204  10,898,392
*   Higher One Holdings, Inc.                                99,674     597,047
    Hittite Microwave Corp.                                 156,088   9,265,384
#*  Hutchinson Technology, Inc.                             120,133     333,970
#*  ID Systems, Inc.                                         38,571     217,155
#*  Identive Group, Inc.                                    128,478     109,206
#*  IEC Electronics Corp.                                    33,539     149,249
*   iGATE Corp.                                             374,842  13,719,217
*   II-VI, Inc.                                             318,419   4,585,234
*   Ikanos Communications, Inc.                             218,977     130,291
#*  Imation Corp.                                           171,509     740,919

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
#*  Immersion Corp.                                          91,211 $ 1,034,333
#*  Infinera Corp.                                          729,108   6,532,808
*   Innodata, Inc.                                           80,576     271,541
*   Inphi Corp.                                             100,004   1,479,059
*   Insight Enterprises, Inc.                               242,705   6,339,455
*   Integrated Device Technology, Inc.                      945,336  11,032,071
*   Integrated Silicon Solution, Inc.                       159,398   2,304,895
*   Interactive Intelligence Group, Inc.                     70,851   4,433,147
#   InterDigital, Inc.                                      133,784   4,644,980
#*  Internap Network Services Corp.                         325,308   2,186,070
#*  International Rectifier Corp.                           436,056  11,354,898
*   Internet Patents Corp.                                    1,533       4,921
#*  Interphase Corp.                                         23,732     129,339
    Intersil Corp. Class A                                  797,857   9,845,555
#*  inTEST Corp.                                             43,077     177,908
#*  Intevac, Inc.                                            95,179     766,191
*   IntraLinks Holdings, Inc.                               163,278   1,493,994
#*  IntriCon Corp.                                           23,513     155,421
#*  InvenSense, Inc.                                         48,147   1,036,605
#*  iPass, Inc.                                             479,670     777,065
*   Iteris, Inc.                                             19,424      37,683
#*  Itron, Inc.                                             217,424   8,262,112
*   Ixia                                                    434,499   5,396,478
#   IXYS Corp.                                              138,843   1,498,116
#   j2 Global, Inc.                                         311,127  14,423,848
#*  Kemet Corp.                                             195,547     979,690
*   Key Tronic Corp.                                         50,515     529,397
*   Kofax, Ltd.                                              24,206     183,481
#*  Kopin Corp.                                             293,167     955,724
*   Kulicke & Soffa Industries, Inc.                        457,456   6,729,178
#*  KVH Industries, Inc.                                    112,894   1,525,198
*   Lantronix, Inc.                                           2,333       4,969
*   Lattice Semiconductor Corp.                             774,567   6,521,854
#   Lexmark International, Inc. Class A                     437,283  18,803,169
#*  LGL Group, Inc. (The)                                     7,103      34,805
#*  Lightpath Technologies, Inc. Class A                      1,850       2,701
#*  Limelight Networks, Inc.                                400,054     828,112
*   Lionbridge Technologies, Inc.                           364,884   2,145,518
*   Liquidity Services, Inc.                                  2,870      49,507
    Littelfuse, Inc.                                        145,447  13,170,226
*   LogMeIn, Inc.                                               593      26,952
*   LoJack Corp.                                             88,416     501,319
*   LTX-Credence Corp.                                      325,206   3,131,734
#*  M/A-COM Technology Solutions Holdings, Inc.               3,096      54,211
*   Magnachip Semiconductor Corp.                           221,315   3,098,410
*   Management Network Group, Inc.                           42,154     172,410
*   Manhattan Associates, Inc.                              513,330  16,185,295
#   ManTech International Corp. Class A                     111,216   3,317,573
#   Marchex, Inc. Class B                                   103,240     954,970
#*  Mattersight Corp.                                        26,897     169,720
#*  Mattson Technology, Inc.                                 80,426     160,048
    MAXIMUS, Inc.                                           316,337  13,466,466

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
*   MaxLinear, Inc. Class A                                  40,536 $   319,018
#*  Maxwell Technologies, Inc.                              156,204   2,352,432
#*  Measurement Specialties, Inc.                            81,373   5,236,353
#*  Mediabistro, Inc.                                        14,428      16,448
#*  MeetMe, Inc.                                             16,285      45,272
    Mentor Graphics Corp.                                   736,296  15,241,327
*   Mercury Systems, Inc.                                   230,497   3,217,738
#   Mesa Laboratories, Inc.                                  22,048   1,889,514
    Methode Electronics, Inc.                               272,582   7,561,425
    Micrel, Inc.                                            338,413   3,370,593
*   Microsemi Corp.                                         574,353  13,508,783
*   MicroStrategy, Inc. Class A                               1,105     134,180
    MKS Instruments, Inc.                                   324,988   9,148,412
    MOCON, Inc.                                              23,794     380,228
#*  ModusLink Global Solutions, Inc.                        156,445     632,038
*   MoneyGram International, Inc.                            42,545     561,594
*   Monolithic Power Systems, Inc.                          203,499   7,549,813
#   Monotype Imaging Holdings, Inc.                         243,587   6,433,133
#*  Monster Worldwide, Inc.                                 579,727   3,994,319
#*  MoSys, Inc.                                             167,152     653,564
#*  Move, Inc.                                              233,364   2,494,661
#*  MRV Communications, Inc.                                 34,710     416,867
#   MTS Systems Corp.                                        86,757   5,593,224
*   Multi-Fineline Electronix, Inc.                          97,676   1,209,229
#*  Nanometrics, Inc.                                       175,610   2,855,419
*   NAPCO Security Technologies, Inc.                        40,054     233,915
*   NCI, Inc. Class A                                        32,877     327,784
#*  NeoPhotonics Corp.                                        9,702      55,981
#*  NETGEAR, Inc.                                           200,561   6,478,120
#*  Netlist, Inc.                                            78,133     126,575
*   Netscout Systems, Inc.                                  271,824  10,590,263
*   Newport Corp.                                           232,695   4,346,743
#*  Newtek Business Services, Inc.                          148,095     408,742
    NIC, Inc.                                               334,430   6,133,446
#*  Novatel Wireless, Inc.                                  157,129     284,403
#*  Numerex Corp. Class A                                    47,759     489,530
*   Oclaro, Inc.                                            263,176     894,798
#*  OmniVision Technologies, Inc.                           366,899   7,165,537
*   Omtool, Ltd.                                              3,470       8,692
#*  Onvia, Inc.                                               2,306      12,026
*   OpenTable, Inc.                                         157,809  10,598,452
#*  Oplink Communications, Inc.                              96,857   1,660,129
#   Optical Cable Corp.                                      26,264      99,541
*   OSI Systems, Inc.                                       118,233   6,598,584
#*  Overland Storage, Inc.                                   12,477      43,545
#*  Pandora Media, Inc.                                     445,509  10,433,821
#*  PAR Technology Corp.                                     35,625     172,069
#   Park Electrochemical Corp.                               93,269   2,486,552
#*  Parkervision, Inc.                                       71,039     323,938
#   PC Connection, Inc.                                      50,404   1,008,584
    PC-Tel, Inc.                                             58,100     479,325
#*  PCM, Inc.                                                42,066     438,328

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
*   PDF Solutions, Inc.                                     148,973 $ 2,796,223
#   Pegasystems, Inc.                                       274,756   4,552,707
#   Perceptron, Inc.                                         53,596     632,433
*   Perficient, Inc.                                        207,126   3,784,192
*   Pericom Semiconductor Corp.                              94,217     760,331
#*  Pfsweb, Inc.                                              6,817      54,809
#*  Photronics, Inc.                                        352,472   3,059,457
#*  Pixelworks, Inc.                                         30,753     157,763
#*  Planar Systems, Inc.                                    280,770     617,694
    Plantronics, Inc.                                       277,502  12,090,762
*   Plexus Corp.                                            205,941   8,633,047
*   PLX Technology, Inc.                                    124,657     723,011
*   PMC-Sierra, Inc.                                      1,309,986   8,960,304
*   Polycom, Inc.                                           858,420  10,558,566
    Power Integrations, Inc.                                167,816   7,925,950
#*  PRGX Global, Inc.                                       123,320     792,948
#*  Procera Networks, Inc.                                   65,049     602,354
*   Progress Software Corp.                                 342,471   7,349,428
#*  PROS Holdings, Inc.                                       6,237     170,894
*   Pulse Electronics Corp.                                   1,907       6,293
#   QAD, Inc. Class A                                        47,305     901,160
    QAD, Inc. Class B                                        13,168     205,289
*   QLogic Corp.                                            473,691   5,485,342
#*  Qualstar Corp.                                           25,800      38,958
#*  Quantum Corp.                                           327,237     353,416
#*  QuickLogic Corp.                                         31,488     148,938
#*  QuinStreet, Inc.                                         68,843     419,942
*   Qumu Corp.                                               35,065     471,624
#*  Radisys Corp.                                           125,621     401,987
#*  Rambus, Inc.                                            671,980   8,124,238
#*  RealD, Inc.                                              49,584     543,441
#*  RealNetworks, Inc.                                      143,978   1,085,594
#*  RealPage, Inc.                                          110,885   1,968,209
#*  Reis, Inc.                                               52,397     862,455
*   Relm Wireless Corp.                                      30,643      98,670
#*  Remark Media, Inc.                                          436       2,511
#*  Research Frontiers, Inc.                                  4,300      19,565
#   RF Industries, Ltd.                                      35,415     216,386
*   RF Micro Devices, Inc.                                2,305,447  19,457,973
#   Richardson Electronics, Ltd.                             58,120     582,362
*   Riverbed Technology, Inc.                               532,598  10,359,031
#*  Rofin-Sinar Technologies, Inc.                          129,665   2,878,563
*   Rogers Corp.                                             96,536   5,794,091
*   Rosetta Stone, Inc.                                     125,848   1,498,850
*   Rovi Corp.                                              578,413  12,892,826
*   Rubicon Technology, Inc.                                 85,425     865,355
#*  Rudolph Technologies, Inc.                              311,455   2,837,355
*   Saba Software, Inc.                                      30,405     334,455
*   Sanmina Corp.                                           508,184  10,290,726
*   Sapient Corp.                                           962,197  15,654,945
*   ScanSource, Inc.                                        157,503   6,049,690
    Science Applications International Corp.                 31,468   1,227,252

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
*   Seachange International, Inc.                           199,400 $ 1,868,378
*   Selectica, Inc.                                          10,332      61,475
*   Semtech Corp.                                           412,408   9,889,544
#*  ServiceSource International, Inc.                        41,537     259,191
#*  Sevcon, Inc.                                              7,783      84,757
*   ShoreTel, Inc.                                          286,288   2,161,474
#*  Shutterstock, Inc.                                       45,615   3,307,544
*   Sigma Designs, Inc.                                     144,196     543,619
#*  Sigmatron International, Inc.                             2,200      22,704
#*  Silicon Graphics International Corp.                     97,637   1,179,455
*   Silicon Image, Inc.                                     506,646   2,842,284
*   Silicon Laboratories, Inc.                              284,262  12,777,577
*   Smith Micro Software, Inc.                              119,075     197,664
*   SMTC Corp.                                               18,570      28,412
#*  Sonic Foundry, Inc.                                      10,310     105,781
#*  Sonus Networks, Inc.                                  1,655,524   5,413,563
*   Spansion, Inc. Class A                                  376,323   6,709,839
#*  Spark Networks, Inc.                                      5,191      23,515
#*  Speed Commerce, Inc.                                    144,714     477,556
*   SS&C Technologies Holdings, Inc.                        115,859   4,509,232
#*  Stamps.com, Inc.                                         97,162   3,372,493
#*  StarTek, Inc.                                            50,089     348,119
#*  SunEdison, Inc.                                       1,202,919  23,132,132
#*  SunPower Corp.                                          263,159   8,794,774
*   Super Micro Computer, Inc.                              259,917   5,291,910
#*  support.com, Inc.                                       286,487     707,623
*   Sykes Enterprises, Inc.                                 234,590   4,642,536
#*  Synaptics, Inc.                                         276,279  17,170,740
#*  Synchronoss Technologies, Inc.                          231,255   7,039,402
*   SYNNEX Corp.                                            231,151  15,574,954
#*  Syntel, Inc.                                            107,776   8,656,568
#*  Take-Two Interactive Software, Inc.                     709,194  14,453,374
*   Tech Data Corp.                                         162,978  10,184,495
#*  TechTarget, Inc.                                          3,400      21,828
#*  TeleCommunication Systems, Inc. Class A                 215,454     549,408
*   Telenav, Inc.                                            94,366     578,464
*   TeleTech Holdings, Inc.                                 289,616   6,988,434
#   Tessco Technologies, Inc.                                44,160   1,452,422
    Tessera Technologies, Inc.                              334,012   7,324,883
    TheStreet, Inc.                                         105,930     272,240
*   TiVo, Inc.                                              103,689   1,229,752
#   Transact Technologies, Inc.                              31,591     337,708
#*  Travelzoo, Inc.                                          24,863     446,042
*   Trio Tech International                                   3,256      10,240
*   TriQuint Semiconductor, Inc.                            972,167  13,785,328
*   TSR, Inc.                                                 5,056      15,320
#*  TTM Technologies, Inc.                                  341,338   2,693,157
#*  Tyler Technologies, Inc.                                173,896  14,198,608
#*  Ubiquiti Networks, Inc.                                  28,724   1,112,480
#*  Ultra Clean Holdings, Inc.                              145,984   1,243,784
#*  Ultratech, Inc.                                         154,993   4,125,914
*   Unisys Corp.                                            344,928   8,405,895

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                         SHARES      VALUE+
                                                         ------- --------------
Information Technology -- (Continued)
    United Online, Inc.                                   90,496 $    1,072,378
#*  Universal Display Corp.                               32,931        857,853
#*  Unwired Planet, Inc.                                 223,988        510,693
#*  USA Technologies, Inc.                                16,830         33,997
#*  UTStarcom Holdings Corp.                              57,450        177,520
#*  Veeco Instruments, Inc.                              271,959     10,054,324
*   VeriFone Systems, Inc.                               372,456     12,454,929
*   Verint Systems, Inc.                                 357,998     15,669,572
#*  ViaSat, Inc.                                         208,040     13,358,248
#*  Viasystems Group, Inc.                               110,637      1,329,857
*   Vicon Industries, Inc.                                14,689         42,892
*   Video Display Corp.                                   21,287         73,866
*   Virtusa Corp.                                        174,021      5,737,472
#   Vishay Intertechnology, Inc.                         815,702     11,599,282
#*  Vishay Precision Group, Inc.                          82,360      1,336,703
#*  VistaPrint NV                                        174,293      6,879,345
#*  Vocus, Inc.                                           47,779        859,066
#*  Vringo, Inc.                                          19,360         79,182
#   Wayside Technology Group, Inc.                         6,327        102,244
#*  Web.com Group, Inc.                                  345,058     10,596,731
#*  WebMD Health Corp.                                   284,495     12,543,385
*   Westell Technologies, Inc. Class A                   301,809        983,897
*   Wireless Telecom Group, Inc.                          64,760        153,481
*   XO Group, Inc.                                       134,808      1,431,661
*   Zebra Technologies Corp. Class A                     306,956     21,315,025
#*  Zhone Technologies, Inc.                              49,121        136,065
#*  Zix Corp.                                            332,475      1,090,518
#*  Zygo Corp.                                           109,860      2,113,706
#*  Zynga, Inc. Class A                                  764,591      3,096,594
                                                                 --------------
Total Information Technology                                      1,542,957,959
                                                                 --------------
Materials -- (4.4%)
    A Schulman, Inc.                                     169,428      6,085,854
*   AEP Industries, Inc.                                  30,266      1,078,075
#*  AK Steel Holding Corp.                               159,445      1,116,115
#*  AM Castle & Co.                                       94,594      1,161,614
    AMCOL International Corp.                            166,931      7,653,786
*   American Biltrite, Inc.                                   62         26,040
#   American Vanguard Corp.                              164,556      2,930,742
#   Ampco-Pittsburgh Corp.                                37,840        757,935
#*  Arabian American Development Co.                      37,244        407,077
    Axiall Corp.                                         181,547      8,460,090
#   Balchem Corp.                                        150,532      9,325,457
*   Berry Plastics Group, Inc.                            93,209      2,096,270
*   Boise Cascade Co.                                     46,906      1,173,588
    Cabot Corp.                                            3,579        206,866
#*  Calgon Carbon Corp.                                  361,285      7,236,539
#*  Century Aluminum Co.                                 562,065      7,728,394
#   Chase Corp.                                           30,615        953,351
#*  Chemtura Corp.                                       717,046     15,990,126
*   Clearwater Paper Corp.                               131,646      8,081,748
#*  Codexis, Inc.                                         41,835         71,120

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Materials -- (Continued)
*   Coeur Mining, Inc.                                      230,078 $ 1,992,475
    Commercial Metals Co.                                   787,006  15,110,515
    Compass Minerals International, Inc.                    115,896  10,616,074
#*  Contango ORE, Inc.                                        4,405      52,420
*   Continental Materials Corp.                                 397       7,346
*   Core Molding Technologies, Inc.                          46,828     562,404
#   Deltic Timber Corp.                                      44,317   2,692,258
#   Detrex Corp.                                                500      17,000
*   Ferro Corp.                                             554,321   7,195,087
#   Flamemaster Corp.                                           189       2,107
#*  Flotek Industries, Inc.                                 351,611   9,848,624
    Friedman Industries, Inc.                                27,735     237,966
#   FutureFuel Corp.                                        205,239   4,119,147
#*  General Moly, Inc.                                      262,950     289,245
    Globe Specialty Metals, Inc.                            454,872   8,815,419
#   Gold Resource Corp.                                       2,596      11,968
#*  Golden Minerals Co.                                      51,086      35,760
*   Graphic Packaging Holding Co.                         1,295,284  13,289,614
    Greif, Inc. Class A                                      39,518   2,141,480
#   Greif, Inc. Class B                                         258      15,173
#   Hawkins, Inc.                                            42,779   1,548,600
#   Haynes International, Inc.                               61,821   3,279,604
    HB Fuller Co.                                           330,517  15,312,853
*   Headwaters, Inc.                                        312,729   3,902,858
#   Hecla Mining Co.                                      1,313,198   4,031,518
#*  Horsehead Holding Corp.                                 307,552   4,794,736
    Innophos Holdings, Inc.                                 134,686   7,601,678
#   Innospec, Inc.                                          148,367   6,388,683
#*  Intrepid Potash, Inc.                                   186,728   3,043,666
#   Kaiser Aluminum Corp.                                    97,607   6,871,533
*   KapStone Paper and Packaging Corp.                      665,719  17,561,667
#   KMG Chemicals, Inc.                                      42,573     664,565
    Koppers Holdings, Inc.                                  129,290   5,520,683
*   Kraton Performance Polymers, Inc.                       165,253   4,304,841
#   Kronos Worldwide, Inc.                                   69,572   1,088,802
*   Landec Corp.                                            144,432   1,712,964
#*  Louisiana-Pacific Corp.                                 883,577  14,481,827
#*  LSB Industries, Inc.                                    124,651   4,760,422
    Materion Corp.                                           95,333   3,207,955
#*  McEwen Mining, Inc.                                     226,238     542,971
#*  Mercer International, Inc.                              166,460   1,378,289
#*  Metabolix, Inc.                                           2,612       2,690
    Minerals Technologies, Inc.                             218,743  13,013,021
#*  Mines Management, Inc.                                   58,244      73,970
    Myers Industries, Inc.                                  200,649   3,752,136
    Neenah Paper, Inc.                                      102,755   5,175,769
    Noranda Aluminum Holding Corp.                          116,650     414,108
*   Northern Technologies International Corp.                17,945     379,537
#   Olin Corp.                                              507,031  14,247,571
#   Olympic Steel, Inc.                                      52,690   1,388,908
#   OM Group, Inc.                                          168,470   4,934,486
#*  OMNOVA Solutions, Inc.                                  235,846   2,150,916

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                          SHARES     VALUE+
                                                          ------- ------------
Materials -- (Continued)
#*     Penford Corp.                                       52,852 $    665,935
       PH Glatfelter Co.                                  212,804    5,430,758
#      PolyOne Corp.                                      529,913   19,855,840
#      Quaker Chemical Corp.                               74,842    5,570,490
*      Resolute Forest Products, Inc.                     106,313    1,896,624
#*     RevettMining Co., Inc.                               7,937        6,508
#*     RTI International Metals, Inc.                     173,155    4,876,045
#      Schnitzer Steel Industries, Inc. Class A           156,002    4,378,976
       Schweitzer-Mauduit International, Inc.             191,122    8,340,564
#*     Senomyx, Inc.                                       60,712      497,231
       Sensient Technologies Corp.                        327,419   17,696,997
#      Stepan Co.                                         114,485    6,620,668
#*     Stillwater Mining Co.                              830,459   13,104,643
*      SunCoke Energy, Inc.                               384,506    8,024,640
#      Synalloy Corp.                                      16,003      248,047
#*     Texas Industries, Inc.                             134,779   11,685,339
       Tredegar Corp.                                      83,281    1,733,078
#      Tronox, Ltd. Class A                               118,491    2,903,030
*      UFP Technologies, Inc.                               3,300       83,688
#      United States Lime & Minerals, Inc.                 24,502    1,324,578
#*     Universal Stainless & Alloy Products, Inc.          28,848    1,035,355
#      US Silica Holdings, Inc.                           198,633    8,972,253
#      Valhi, Inc.                                         83,366      631,914
#*     Verso Paper Corp.                                    9,552       25,981
       Vulcan International Corp.                             700       29,120
#      Walter Energy, Inc.                                    823        5,926
#      Wausau Paper Corp.                                 329,594    3,941,944
*      Webco Industries, Inc.                                 600       63,000
       Worthington Industries, Inc.                       463,710   17,064,528
#      Zep, Inc.                                           94,666    1,636,775
                                                                  ------------
Total Materials                                                    465,477,171
                                                                  ------------
Other -- (0.0%)
(o)*   Allen Organ Co. Escrow Shares                          800           --
(o)    Big 4 Ranch, Inc.                                    3,200           --
(o)*   Brooklyn Federal Bancorp, Inc. Escrow Shares         5,100           --
(o)*   Concord Camera Corp. Escrow Shares                 113,476           --
(o)*   DLB Oil & Gas, Inc. Escrow Shares                    1,300           --
(o)*   First Commerce Bancorp Escrow Shares                 6,667           --
(o)*   FRD Acquisition Co. Escrow Shares                  106,674           --
(o)#*  Gerber Scientific, Inc. Escrow Shares              166,622           --
(o)*   Petrocorp, Inc. Escrow Shares                        6,900           --
                                                                  ------------
Total Other                                                                 --
                                                                  ------------
Real Estate Investment Trusts -- (0.1%)
#      Altisource Residential Corp.                        20,476      575,785
       Geo Group, Inc. (The)                              175,945    5,899,436
                                                                  ------------
Total Real Estate Investment Trusts                                  6,475,221
                                                                  ------------
Telecommunication Services -- (0.5%)
#*     8x8, Inc.                                           87,658      850,283

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Telecommunication Services -- (Continued)
#*  Alaska Communications Systems Group, Inc.                82,844 $   156,575
#   Alteva                                                   24,398     147,608
    Atlantic Tele-Network, Inc.                              74,137   4,386,686
#*  Boingo Wireless, Inc.                                     3,137      20,704
*   Cbeyond, Inc.                                           102,864   1,017,325
#*  Cincinnati Bell, Inc.                                 1,236,816   4,143,334
#   Cogent Communications Group, Inc.                       203,007   6,997,651
#   Consolidated Communications Holdings, Inc.              201,053   4,004,976
#*  General Communication, Inc. Class A                     273,539   2,855,747
#*  Hawaiian Telcom Holdco, Inc.                              5,757     153,251
#   HC2 Holdings, Inc.                                       18,211      71,569
#   HickoryTech Corp.                                        57,268     679,771
    IDT Corp. Class B                                       127,901   2,025,952
#   Inteliquent, Inc.                                       227,334   3,100,836
#*  Iridium Communications, Inc.                            190,546   1,270,942
#   Lumos Networks Corp.                                    133,024   1,757,247
#*  NII Holdings, Inc.                                        1,574       1,353
#   NTELOS Holdings Corp.                                   130,131   1,794,507
*   ORBCOMM, Inc.                                           200,980   1,260,145
#*  Premiere Global Services, Inc.                          253,986   3,230,702
#   Shenandoah Telecommunications Co.                        90,548   2,538,060
#*  Straight Path Communications, Inc. Class B               56,353     394,471
    Telephone & Data Systems, Inc.                           42,020   1,142,524
    USA Mobility, Inc.                                       95,327   1,632,952
*   Vonage Holdings Corp.                                 1,395,961   5,360,490
                                                                    -----------
Total Telecommunication Services                                     50,995,661
                                                                    -----------
Utilities -- (2.7%)
#   ALLETE, Inc.                                            279,251  14,454,032
#   American States Water Co.                               253,043   7,682,385
#   Artesian Resources Corp. Class A                         18,254     401,953
#   Atlantic Power Corp.                                    261,139     775,583
#   Avista Corp.                                            406,161  13,058,076
    Black Hills Corp.                                       299,559  17,299,532
#*  Cadiz, Inc.                                               8,135      52,308
    California Water Service Group                          297,447   6,692,558
    Chesapeake Utilities Corp.                               52,396   3,314,571
    Cleco Corp.                                             125,783   6,609,897
#   Connecticut Water Service, Inc.                          48,522   1,576,965
#   Consolidated Water Co., Ltd.                             45,451     528,141
#   Delta Natural Gas Co., Inc.                              16,144     307,866
#*  Dynegy, Inc.                                             63,457   1,805,352
    El Paso Electric Co.                                    247,110   9,345,700
    Empire District Electric Co. (The)                      281,726   6,851,576
#   Gas Natural, Inc.                                        18,389     200,440
#*  Genie Energy, Ltd. Class B                               89,624     725,954
#   Hawaiian Electric Industries, Inc.                      296,622   7,115,962
#   IDACORP, Inc.                                           331,395  18,604,515
#   Laclede Group, Inc. (The)                               202,787   9,614,132
#   MGE Energy, Inc.                                        175,456   6,705,928
#   Middlesex Water Co.                                      79,364   1,613,470
#   New Jersey Resources Corp.                              271,139  13,483,742

U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                      SHARES        VALUE+
                                                    ----------- ---------------
Utilities -- (Continued)
#      Northwest Natural Gas Co.                        163,710 $     7,247,442
#      NorthWestern Corp.                               249,234      12,057,941
       ONE Gas, Inc.                                     22,505         823,233
#      Ormat Technologies, Inc.                          75,691       2,019,436
#      Otter Tail Corp.                                 193,888       5,680,918
       Piedmont Natural Gas Co., Inc.                   202,824       7,259,071
       PNM Resources, Inc.                              516,881      14,307,266
#      Portland General Electric Co.                    503,278      16,844,715
#      RGC Resources, Inc.                                6,328         120,865
#      SJW Corp.                                         83,781       2,281,357
#      South Jersey Industries, Inc.                    205,646      11,814,363
       Southwest Gas Corp.                              304,225      16,735,417
*      Two Rivers Water & Farming Co.                       247             173
#      UIL Holdings Corp.                               359,148      13,191,506
#      Unitil Corp.                                      76,381       2,535,849
#      UNS Energy Corp.                                 240,918      14,469,535
       WGL Holdings, Inc.                               306,483      12,194,959
#      York Water Co.                                    54,437       1,089,284
                                                                ---------------
Total Utilities                                                     289,493,968
                                                                ---------------
TOTAL COMMON STOCKS                                               8,360,500,397
                                                                ---------------
PREFERRED STOCKS -- (0.0%)

Other -- (0.0%)
(o)*   Enron TOPRS Escrow Shares                         10,595              --
                                                                ---------------
RIGHTS/WARRANTS -- (0.0%)
(o)*   Capital Bank Corp. Contingent Value Rights         2,560              --
(o)*   Community Health Systems, Inc. Rights
         01/04/16                                       832,810          50,052
(o)*   CSF Holding, Inc. Litigation Rights                3,250              --
(o)#*  Leap Wireless International, Inc.
         Contingent Value Rights                        246,684         621,644
(o)*   LGL Group, Inc. (The) Warrants 08/06/18           35,515           2,131
(o)#*  Magnum Hunter Resources Corp. Warrants
         04/15/16                                        32,271              --
(o)*   PhotoMedex, Inc. Contingent Value Warrants
         12/13/14                                         1,607              --
(o)*   Tejon Ranch Co. Warrants 08/31/16                 11,426          38,848
(o)*   U.S. Concrete, Inc. Warrants Class A
         08/31/17                                         9,325          56,416
(o)#*  U.S. Concrete, Inc. Warrants Class B
         08/31/17                                         9,325          37,300
                                                                ---------------
TOTAL RIGHTS/WARRANTS                                                   806,391
                                                                ---------------

                                                      SHARES/
                                                       FACE
                                                      AMOUNT
                                                       (000)
                                                    -----------
SECURITIES LENDING COLLATERAL -- (20.2%)
(S)@   DFA Short Term Investment Fund               182,508,338   2,111,621,465
                                                                ---------------
TOTAL INVESTMENTS -- (100.0%) (Cost $8,157,126,718)             $10,472,928,253
                                                                ===============

U.S. SMALL CAP PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                               INVESTMENTS IN SECURITIES (MARKET VALUE)
                         -----------------------------------------------------
                            LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                         -------------- -------------- ------- ---------------
 Common Stocks
    Consumer
      Discretionary      $1,456,311,570 $       17,708   --    $ 1,456,329,278
    Consumer Staples        324,070,330             --   --        324,070,330
    Energy                  520,227,399             --   --        520,227,399
    Financials            1,384,444,603         21,193   --      1,384,465,796
    Health Care             783,552,244        136,603   --        783,688,847
    Industrials           1,536,314,041          4,726   --      1,536,318,767
    Information
      Technology          1,542,957,959             --   --      1,542,957,959
    Materials               465,477,171             --   --        465,477,171
    Other                            --             --   --                 --
    Real Estate
      Investment Trusts       6,475,221             --   --          6,475,221
    Telecommunication
      Services               50,995,661             --   --         50,995,661
    Utilities               289,493,968             --   --        289,493,968
 Preferred Stocks
    Other                            --             --   --                 --
 Rights/Warrants                     --        806,391   --            806,391
 Securities Lending
   Collateral                        --  2,111,621,465   --      2,111,621,465
                         -------------- --------------   --    ---------------
 TOTAL                   $8,360,320,167 $2,112,608,086   --    $10,472,928,253
                         ============== ==============   ==    ===============

                           U.S. MICRO CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                            SHARES    VALUE+
                                                            ------- -----------
COMMON STOCKS -- (83.4%)

Consumer Discretionary -- (14.7%)
*   1-800-Flowers.com, Inc. Class A                         180,256 $   982,395
#*  Aeropostale, Inc.                                       422,052   2,097,598
#   AH Belo Corp. Class A                                   239,810   2,760,213
#*  ALCO Stores, Inc.                                        52,342     528,131
#*  Ambassadors Group, Inc.                                 141,374     599,426
    AMCON Distributing Co.                                    5,690     457,817
#*  America's Car-Mart, Inc.                                103,490   3,740,129
*   American Axle & Manufacturing Holdings, Inc.            159,625   2,817,381
#*  American Public Education, Inc.                         130,766   4,524,504
#   Arctic Cat, Inc.                                        125,454   5,129,814
    Ark Restaurants Corp.                                    36,613     777,294
*   Asbury Automotive Group, Inc.                           272,113  16,800,257
#*  Ascent Capital Group, Inc. Class A                       57,742   3,970,917
*   Ballantyne Strong, Inc.                                  76,188     344,370
#*  Barnes & Noble, Inc.                                    500,004   8,200,066
#   Bassett Furniture Industries, Inc.                       89,635   1,236,067
#   Beasley Broadcasting Group, Inc. Class A                 65,543     504,681
*   Beazer Homes USA, Inc.                                  119,800   2,271,408
#   bebe stores, Inc.                                       612,011   3,090,656
#   Big 5 Sporting Goods Corp.                              204,171   2,492,928
*   Biglari Holdings, Inc.                                   15,107   6,481,205
#*  BJ's Restaurants, Inc.                                   70,710   2,018,771
#*  Black Diamond, Inc.                                     137,350   1,531,453
#*  Blue Nile, Inc.                                          38,882   1,350,372
#   Blyth, Inc.                                             111,212   1,042,056
#   Bob Evans Farms, Inc.                                   111,767   5,238,519
#*  Body Central Corp.                                       75,570      78,593
#   Bon-Ton Stores, Inc. (The)                              113,614   1,249,754
*   Books-A-Million, Inc.                                    60,674     143,191
#   Bowl America, Inc. Class A                               55,406     815,853
*   Boyd Gaming Corp.                                        37,444     442,588
*   Bravo Brio Restaurant Group, Inc.                        73,464   1,099,756
#*  Bridgepoint Education, Inc.                              63,411   1,005,064
    Brown Shoe Co., Inc.                                    402,970   9,506,062
*   Build-A-Bear Workshop, Inc.                              97,194   1,090,517
#*  Cache, Inc.                                             145,861     387,990
#   Callaway Golf Co.                                       624,086   5,435,789
*   Cambium Learning Group, Inc.                             93,736     209,969
*   Canterbury Park Holding Corp.                            26,287     295,729
#   Capella Education Co.                                    69,161   4,036,236
*   Career Education Corp.                                  215,237   1,554,011
*   Carmike Cinemas, Inc.                                   172,234   5,108,460
#   Carriage Services, Inc.                                 179,091   2,881,574
#*  Carrols Restaurant Group, Inc.                          235,146   1,577,830
#   Cato Corp. (The) Class A                                260,470   7,420,790
#*  Cavco Industries, Inc.                                   56,481   4,402,694
#*  Central European Media Enterprises, Ltd. Class A         27,438      75,180
#*  Charles & Colvard, Ltd.                                  71,131     154,354
    Cherokee, Inc.                                           83,413   1,156,938
#   Children's Place Retail Stores, Inc. (The)              182,199   8,745,552
*   Christopher & Banks Corp.                               196,192   1,224,238

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                          SHARES    VALUE+
                                                          ------- -----------
Consumer Discretionary -- (Continued)
#      Churchill Downs, Inc.                              114,647 $10,069,446
#*     Chuy's Holdings, Inc.                               20,284     729,210
*      Citi Trends, Inc.                                  126,213   2,144,359
#*     Coast Distribution System, Inc. (The)               41,382     132,422
*      Cobra Electronics Corp.                             47,132     155,536
#      Collectors Universe, Inc.                           57,953   1,360,736
#*     Conn's, Inc.                                       297,054  13,138,698
       Cooper Tire & Rubber Co.                           282,260   7,098,839
       Core-Mark Holding Co., Inc.                         70,452   5,674,204
#*     Corinthian Colleges, Inc.                          284,971     327,717
*      Crocs, Inc.                                        338,004   5,114,001
#*     Crown Media Holdings, Inc. Class A                 170,294     609,653
#      CSS Industries, Inc.                                52,055   1,247,758
       Culp, Inc.                                         186,578   3,367,733
*      Cumulus Media, Inc. Class A                        474,367   3,040,692
#*     Daily Journal Corp.                                    200      35,260
#*     Del Frisco's Restaurant Group, Inc.                 38,374     998,108
#*     dELiA*s, Inc.                                        7,960       6,726
#*     Delta Apparel, Inc.                                 77,201   1,175,771
       Destination Maternity Corp.                        100,320   2,473,891
#*     Destination XL Group, Inc.                         349,894   1,889,428
#*     Dex Media, Inc.                                      3,500      25,655
*      DGSE Cos., Inc.                                      8,313      22,279
       DineEquity, Inc.                                   112,728   8,545,910
*      Dixie Group, Inc. (The)                            104,300   1,571,801
#*     Dorman Products, Inc.                              126,256   7,266,033
*      Dover Downs Gaming & Entertainment, Inc.           142,541     206,684
       Dover Motorsports, Inc.                            168,371     393,988
       Drew Industries, Inc.                              208,051  10,469,126
#*     Education Management Corp.                           2,999      11,906
       Educational Development Corp.                       36,900     143,172
#      Einstein Noah Restaurant Group, Inc.                79,547   1,221,842
#*     ELXSI Corp.                                          7,100      69,048
*      Emerson Radio Corp.                                243,478     494,260
*      Emmis Communications Corp. Class A                 300,222     969,717
#*     Empire Resorts, Inc.                                37,140     251,438
#*     Entercom Communications Corp. Class A              354,244   3,825,835
#*     Entertainment Gaming Asia, Inc.                      5,434       4,624
#      Entravision Communications Corp. Class A           971,879   5,160,677
#      Escalade, Inc.                                      62,320     917,350
#      Ethan Allen Interiors, Inc.                        256,804   6,235,201
#*     Ever-Glory International Group, Inc.                 1,379      10,205
#*     EW Scripps Co. Class A                             345,866   5,924,685
(o)#*  FAB Universal Corp.                                  1,618       3,726
#*     Famous Dave's Of America, Inc.                      49,507   1,311,440
*      Fiesta Restaurant Group, Inc.                      272,767   9,986,000
       Finish Line, Inc. (The) Class A                    566,582  15,598,002
#*     Flanigan's Enterprises, Inc.                        20,756     289,546
       Flexsteel Industries, Inc.                          55,129   1,892,027
*      Francesca's Holdings Corp.                          40,836     668,077
#      Fred's, Inc. Class A                               295,418   5,382,516
#      Frisch's Restaurants, Inc.                          63,337   1,499,820

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#*  FTD Cos., Inc.                                          150,082 $ 4,553,488
#*  Fuel Systems Solutions, Inc.                            133,734   1,401,532
#*  Full House Resorts, Inc.                                 66,136     131,941
#*  G-III Apparel Group, Ltd.                               192,344  13,804,529
*   Gaiam, Inc. Class A                                      66,689     492,165
#*  Gaming Partners International Corp.                      14,659     123,869
#*  Geeknet, Inc.                                             3,079      45,569
*   Gentherm, Inc.                                          248,461   9,031,557
#   Gordmans Stores, Inc.                                    22,024      98,888
#*  Grand Canyon Education, Inc.                            367,324  15,839,011
#*  Gray Television, Inc.                                   438,274   4,930,583
*   Gray Television, Inc. Class A                            41,200     381,306
*   Hallwood Group, Inc. (The)                                2,653      32,526
#*  Hampshire Group, Ltd.                                    25,800      99,330
#   Harte-Hanks, Inc.                                       371,499   2,986,852
*   Hastings Entertainment, Inc.                             92,939     274,170
    Haverty Furniture Cos., Inc.                            155,977   3,983,653
#   Haverty Furniture Cos., Inc. Class A                     18,855     482,311
*   Helen of Troy, Ltd.                                     194,371  12,187,062
*   Here Media, Inc.                                          9,920           1
*   Here Media, Inc. Special Shares                           9,920           1
#*  hhgregg, Inc.                                           146,876   1,266,071
#*  Hibbett Sports, Inc.                                     12,958     697,788
*   Hollywood Media Corp.                                     1,798       2,248
#   Hooker Furniture Corp.                                   87,784   1,215,808
#*  Hovnanian Enterprises, Inc. Class A                      32,591     145,356
*   Insignia Systems, Inc.                                   51,150     149,870
#   Interval Leisure Group, Inc.                            333,113   8,584,322
#*  iRobot Corp.                                            329,881  11,051,014
#*  Isle of Capri Casinos, Inc.                             128,440     873,392
#*  ITT Educational Services, Inc.                           10,887     293,949
*   Jaclyn, Inc.                                             20,127     120,762
#   JAKKS Pacific, Inc.                                     186,066   1,629,938
#*  Jamba, Inc.                                              20,788     229,915
#   Johnson Outdoors, Inc. Class A                           65,549   1,371,941
*   Jos A Bank Clothiers, Inc.                               20,408   1,317,336
*   Journal Communications, Inc. Class A                    480,802   3,856,032
#*  K12, Inc.                                               107,306   2,541,006
#   KB Home                                                 300,212   4,956,500
*   Kirkland's, Inc.                                        170,168   2,911,574
*   Kona Grill, Inc.                                         65,170   1,528,237
#   Koss Corp.                                              115,135     531,924
#*  Krispy Kreme Doughnuts, Inc.                            649,775  11,397,053
    La-Z-Boy, Inc.                                          560,610  13,583,580
*   Lakeland Industries, Inc.                                40,544     287,862
*   Lazare Kaplan International, Inc.                        81,643     161,245
#*  LeapFrog Enterprises, Inc.                              359,231   2,460,732
#*  Learning Tree International, Inc.                       162,830     496,632
#*  Libbey, Inc.                                            115,452   3,079,105
    Lifetime Brands, Inc.                                   111,220   2,124,302
*   LIN Media LLC Class A                                   297,952   6,981,015
#   Lincoln Educational Services Corp.                      114,994     469,176

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Consumer Discretionary -- (Continued)
    Lithia Motors, Inc. Class A                              84,518 $ 6,277,997
*   Loral Space & Communications, Inc.                       60,015   4,320,480
#*  Luby's, Inc.                                            249,870   1,354,295
*   M/I Homes, Inc.                                         160,732   3,579,502
    Marcus Corp. (The)                                      200,698   3,357,678
#   Marine Products Corp.                                   335,362   2,381,070
#*  MarineMax, Inc.                                         181,732   2,918,616
*   Martha Stewart Living Omnimedia, Inc. Class A           174,678     682,991
#   Matthews International Corp. Class A                     88,685   3,578,440
#*  McClatchy Co. (The) Class A                             329,779   1,807,189
    McRae Industries, Inc. Class A                            8,800     257,840
#   MDC Holdings, Inc.                                       58,591   1,617,112
#*  Media General, Inc. Class A                             162,689   2,492,395
#*  Modine Manufacturing Co.                                330,139   5,440,691
*   Monarch Casino & Resort, Inc.                           145,340   2,331,254
#   Monro Muffler Brake, Inc.                               150,284   8,476,018
*   Motorcar Parts of America, Inc.                          79,263   2,174,977
#   Movado Group, Inc.                                      170,951   6,714,955
*   MTR Gaming Group, Inc.                                   19,183      97,066
*   Multimedia Games Holding Co., Inc.                      190,131   5,551,825
    NACCO Industries, Inc. Class A                           37,647   2,017,503
#*  Nathan's Famous, Inc.                                    56,675   2,792,944
    National American University Holdings, Inc.                 584       2,091
    National CineMedia, Inc.                                413,349   6,278,771
#*  Nautilus, Inc.                                          314,116   2,616,586
#*  Nevada Gold & Casinos, Inc.                                 352         405
*   New York & Co., Inc.                                    633,817   2,655,693
#   Nexstar Broadcasting Group, Inc. Class A                249,892   9,958,196
#*  Nobility Homes, Inc.                                     43,800     481,800
*   NTN Buzztime, Inc.                                       55,566      35,007
#   Nutrisystem, Inc.                                       247,019   3,705,285
#*  Office Depot, Inc.                                      578,404   2,365,672
*   Orbitz Worldwide, Inc.                                  454,346   3,339,443
*   Overstock.com, Inc.                                      55,440     888,149
#   Oxford Industries, Inc.                                 152,943  10,095,767
*   P&F Industries, Inc. Class A                              6,745      55,309
#*  Pacific Sunwear of California, Inc.                     306,922     883,935
    Papa John's International, Inc.                         398,990  17,499,701
#*  Penn National Gaming, Inc.                              193,648   2,161,112
#*  Pep Boys-Manny, Moe & Jack (The)                        413,626   4,227,258
*   Perfumania Holdings, Inc.                                56,683     375,808
#*  Perry Ellis International, Inc.                         113,586   1,715,149
#   PetMed Express, Inc.                                    213,062   2,788,982
#*  Pinnacle Entertainment, Inc.                            540,950  12,587,906
#*  Pizza Inn Holdings, Inc.                                 39,700     235,818
*   Point.360                                                37,974      13,671
*   Popeyes Louisiana Kitchen, Inc.                         229,408   8,740,445
#*  Premier Exhibitions, Inc.                                 2,033       1,775
*   QEP Co., Inc.                                            33,487     617,835
*   Quantum Fuel Systems Technologies Worldwide, Inc.         5,656      37,386
#*  Quiksilver, Inc.                                      1,403,205   9,008,576
#*  Radio One, Inc. Class D                                 320,517   1,448,737

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#*  RadioShack Corp.                                         92,927 $   132,886
#*  ReachLocal, Inc.                                          4,933      49,330
#*  Reading International, Inc. Class A                     134,925     955,269
#*  Reading International, Inc. Class B                      11,620     119,163
*   Red Lion Hotels Corp.                                   167,008     960,296
#*  Red Robin Gourmet Burgers, Inc.                         164,782  11,201,880
#   Regis Corp.                                             349,812   4,596,530
#*  Rentrak Corp.                                            68,923   3,927,922
    RG Barry Corp.                                          127,405   2,328,963
#*  Rick's Cabaret International, Inc.                       54,661     552,076
#   Rocky Brands, Inc.                                       50,860     744,590
#*  Ruby Tuesday, Inc.                                      446,559   3,442,970
    Ruth's Hospitality Group, Inc.                          300,909   3,788,444
#   Saga Communications, Inc. Class A                        51,988   2,303,068
#   Salem Communications Corp. Class A                      170,151   1,499,030
#   Scholastic Corp.                                          1,078      35,477
*   Scientific Games Corp. Class A                          688,770   8,251,465
*   Select Comfort Corp.                                     79,483   1,462,487
#*  Shiloh Industries, Inc.                                 149,662   2,954,328
#   Shoe Carnival, Inc.                                     155,905   3,560,870
#   Sinclair Broadcast Group, Inc. Class A                  401,740  10,738,510
#*  Sizmek, Inc.                                            152,809   1,463,910
*   Skechers U.S.A., Inc. Class A                           270,836  11,101,568
#*  Skullcandy, Inc.                                         82,037     631,685
*   Skyline Corp.                                            74,294     378,899
#*  Smith & Wesson Holding Corp.                              4,614      70,825
#   Sonic Automotive, Inc. Class A                          346,771   8,440,406
#*  Sonic Corp.                                             614,578  11,701,565
*   Spanish Broadcasting System, Inc. Class A                36,748     232,982
    Spartan Motors, Inc.                                    162,763     864,272
*   Spectrum Group International, Inc.                      278,633     169,966
#   Speedway Motorsports, Inc.                              222,650   4,050,004
#*  Sport Chalet, Inc. Class A                              108,430     122,526
*   Sport Chalet, Inc. Class B                               15,525      19,717
*   Spy, Inc.                                                13,301      14,631
#   Stage Stores, Inc.                                      314,047   6,023,421
#   Standard Motor Products, Inc.                           248,241   9,430,676
*   Stanley Furniture Co., Inc.                              43,669     127,513
#   Stein Mart, Inc.                                        266,396   3,329,950
*   Steiner Leisure, Ltd.                                    99,037   4,275,427
*   Stoneridge, Inc.                                        221,295   2,365,644
    Strattec Security Corp.                                  30,152   2,014,455
#*  Strayer Education, Inc.                                   6,946     296,108
#   Sturm Ruger & Co., Inc.                                 185,803  11,956,423
#   Superior Industries International, Inc.                 234,410   4,955,427
    Superior Uniform Group, Inc.                             55,873     908,495
#*  Systemax, Inc.                                          342,269   5,917,831
#*  Tandy Leather Factory, Inc.                              72,155     706,397
#*  Tile Shop Holdings, Inc.                                 40,563     571,735
*   Tower International, Inc.                                37,336   1,038,314
#   Town Sports International Holdings, Inc.                186,382   1,306,538
#   Trans World Entertainment Corp.                         218,126     713,272

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                          SHARES     VALUE+
                                                          ------- ------------
Consumer Discretionary -- (Continued)
*   Trinity Place Holdings, Inc.                          143,600 $    911,860
#*  Tuesday Morning Corp.                                 372,296    5,204,698
#*  Tumi Holdings, Inc.                                     8,256      168,588
#*  Unifi, Inc.                                           163,468    3,619,182
*   Universal Electronics, Inc.                           139,250    5,200,988
#   Universal Technical Institute, Inc.                   223,452    2,683,659
#*  UQM Technologies, Inc.                                123,866      273,744
*   US Auto Parts Network, Inc.                            62,898      196,242
#   Value Line, Inc.                                       80,059    1,167,260
#*  Valuevision Media, Inc. Class A                       393,486    1,841,514
#*  Vera Bradley, Inc.                                    142,536    4,033,769
#*  Vitacost.com, Inc.                                     21,671      144,546
#*  Vitamin Shoppe, Inc.                                   84,045    4,024,075
#*  VOXX International Corp.                              166,452    1,955,811
#*  Wells-Gardner Electronics Corp.                       104,895      179,370
#*  West Marine, Inc.                                     177,750    1,901,925
#*  Wet Seal, Inc. (The) Class A                          741,786      838,218
#   Weyco Group, Inc.                                     115,036    2,886,253
*   William Lyon Homes Class A                              5,329      139,087
#   Winmark Corp.                                          54,688    4,148,632
*   Winnebago Industries, Inc.                            151,310    3,616,309
#   World Wrestling Entertainment, Inc. Class A           130,966    2,553,837
#*  Xanadoo Co. Class A                                       566      593,734
*   Zagg, Inc.                                             76,698      333,636
#*  Zale Corp.                                            251,292    5,375,136
#*  Zumiez, Inc.                                          247,711    6,056,534
                                                                  ------------
Total Consumer Discretionary                                       843,345,796
                                                                  ------------
Consumer Staples -- (3.5%)
#   Alico, Inc.                                            68,700    2,399,004
*   Alliance One International, Inc.                      868,655    2,232,443
    Andersons, Inc. (The)                                 247,908   15,442,189
#*  Annie's, Inc.                                          16,968      551,630
#*  Boulder Brands, Inc.                                  495,274    7,310,244
*   Bridgford Foods Corp.                                  72,953      722,599
#   Cal-Maine Foods, Inc.                                 201,183   11,996,542
#   Calavo Growers, Inc.                                  117,606    3,656,371
    CCA Industries, Inc.                                   35,363      107,150
#*  Central Garden and Pet Co.                             75,174      611,165
#*  Central Garden and Pet Co. Class A                    310,224    2,565,552
#*  Chefs' Warehouse, Inc. (The)                           33,741      677,857
#*  Chiquita Brands International, Inc.                   322,337    3,700,429
    Coca-Cola Bottling Co. Consolidated                    71,524    5,881,418
#*  Coffee Holding Co., Inc.                               14,908      106,741
#*  Craft Brew Alliance, Inc.                              82,682    1,237,750
    Dean Foods Co.                                          4,632       73,371
*   Elizabeth Arden, Inc.                                 238,821    8,774,284
#*  Farmer Bros. Co.                                       88,007    1,734,618
*   Glacier Water Services, Inc.                           23,971      483,016
    Golden Enterprises, Inc.                               99,219      436,564
#   Griffin Land & Nurseries, Inc.                         48,979    1,430,187
#*  Harbinger Group, Inc.                                  12,777      148,980

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                          SHARES     VALUE+
                                                          ------- ------------
Consumer Staples -- (Continued)
*   IGI Laboratories, Inc.                                 30,339 $    152,605
#   Ingles Markets, Inc. Class A                          100,711    2,315,346
#   Inter Parfums, Inc.                                   277,182   10,142,089
#*  Inventure Foods, Inc.                                  25,311      304,238
    J&J Snack Foods Corp.                                 162,568   15,216,365
#   John B. Sanfilippo & Son, Inc.                         72,033    1,660,361
#   Liberator Medical Holdings, Inc.                        6,507       25,182
#   Lifeway Foods, Inc.                                   152,175    2,284,147
#   Limoneira Co.                                             413        9,487
#*  Mannatech, Inc.                                        10,017      162,977
#*  Medifast, Inc.                                        117,378    3,715,014
#   MGP Ingredients, Inc.                                 107,447      627,490
#*  National Beverage Corp.                               399,613    7,704,539
#*  Natural Alternatives International, Inc.               70,731      403,167
#*  Natural Grocers by Vitamin Cottage, Inc.               13,355      475,438
#   Nature's Sunshine Products, Inc.                      153,100    2,045,416
*   Nutraceutical International Corp.                      59,666    1,486,877
#   Oil-Dri Corp. of America                               58,075    1,946,093
*   Omega Protein Corp.                                   133,926    1,521,399
#   Orchids Paper Products Co.                             56,870    1,528,097
*   Pantry, Inc. (The)                                    124,775    1,876,616
*   Post Holdings, Inc.                                    21,541    1,125,733
    Reliv International, Inc.                             102,054      225,539
#*  Revlon, Inc. Class A                                  379,324   11,432,825
    Rocky Mountain Chocolate Factory, Inc.                 71,953      859,838
#   Roundy's, Inc.                                         30,739      208,103
#*  Scheid Vineyards, Inc. Class A                          2,900       97,150
    Scope Industries                                        8,083    2,331,945
#*  Seneca Foods Corp. Class A                             33,144      941,290
#*  Seneca Foods Corp. Class B                             11,120      339,605
    Spartan Stores, Inc.                                  362,131    7,800,302
#*  Susser Holdings Corp.                                 245,851   19,023,950
#*  Tofutti Brands, Inc.                                   53,404      213,082
    United-Guardian, Inc.                                  40,096    1,242,976
#   Universal Corp.                                        83,485    4,555,776
#*  USANA Health Sciences, Inc.                           141,615    9,609,994
#   Village Super Market, Inc. Class A                     69,464    1,680,334
#   WD-40 Co.                                             150,379   10,953,606
#   Weis Markets, Inc.                                        249       11,476
                                                                  ------------
Total Consumer Staples                                             200,536,571
                                                                  ------------
Energy -- (5.2%)
*   Abraxas Petroleum Corp.                               486,100    2,654,106
    Adams Resources & Energy, Inc.                         38,954    2,807,025
    Alon USA Energy, Inc.                                 311,975    5,082,073
#*  Alpha Natural Resources, Inc.                         823,253    3,539,988
    AMEN Properties, Inc.                                     123       71,340
*   American Eagle Energy Corp.                            12,112       83,573
#*  Amyris, Inc.                                            2,110        7,427
#*  Approach Resources, Inc.                              202,666    4,205,319
*   Barnwell Industries, Inc.                              68,834      211,664
#*  Basic Energy Services, Inc.                           344,613    9,104,675

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Energy -- (Continued)
#*  Bill Barrett Corp.                                      162,220 $ 3,841,370
*   Black Ridge Oil and Gas, Inc.                            73,707      63,388
    Bolt Technology Corp.                                    77,310   1,304,993
#*  BPZ Resources, Inc.                                     784,603   2,118,428
#*  C&J Energy Services, Inc.                               161,946   4,868,097
#*  Cal Dive International, Inc.                            192,137     284,363
*   Callon Petroleum Co.                                    291,992   2,680,486
*   Carrizo Oil & Gas, Inc.                                 216,987  11,938,625
#*  Cheniere Energy, Inc.                                    39,020   2,202,679
*   Clayton Williams Energy, Inc.                           109,912  15,880,086
#*  Clean Energy Fuels Corp.                                305,021   2,699,436
*   Cloud Peak Energy, Inc.                                 225,338   4,436,905
#   Comstock Resources, Inc.                                330,845   9,197,491
*   Contango Oil & Gas Co.                                  105,613   5,073,648
#   Dawson Geophysical Co.                                   64,595   1,825,455
    DHT Holdings, Inc.                                       42,208     329,644
#*  Earthstone Energy, Inc.                                   1,000      22,430
#*  Emerald Oil, Inc.                                       274,122   1,938,042
#*  Endeavour International Corp.                           208,012     715,561
*   ENGlobal Corp.                                          238,421     510,221
    EnLink Midstream LLC                                    460,526  16,270,384
#*  EPL Oil & Gas, Inc.                                     309,088  12,097,704
*   Era Group, Inc.                                          10,125     289,069
*   Escalera Resources Co.                                   58,194     158,870
*   Evolution Petroleum Corp.                                27,969     330,034
#*  FieldPoint Petroleum Corp.                               49,014     270,557
#*  Forest Oil Corp.                                        231,103     429,852
    GasLog, Ltd.                                              2,800      74,984
*   Gastar Exploration, Inc.                                181,306   1,202,059
#*  Geospace Technologies Corp.                              69,429   4,035,908
#*  Gevo, Inc.                                               24,840      25,585
#*  Goodrich Petroleum Corp.                                 71,912   1,808,587
#   Green Plains Renewable Energy, Inc.                     217,786   6,511,801
#   Gulf Island Fabrication, Inc.                           110,881   2,224,273
#   Gulfmark Offshore, Inc. Class A                          99,393   4,473,679
#*  Harvest Natural Resources, Inc.                         283,514   1,278,648
#*  Hercules Offshore, Inc.                               1,160,760   5,188,597
#*  HKN, Inc.                                                 1,132      70,756
#*  Houston American Energy Corp.                           108,288      50,895
#*  ION Geophysical Corp.                                 1,007,659   4,433,700
*   Key Energy Services, Inc.                               617,145   6,196,136
#*  Lucas Energy, Inc.                                       87,333      54,775
#*  Magnum Hunter Resources Corp.                           710,951   6,043,083
#*  Matador Resources Co.                                   162,397   4,664,042
*   Matrix Service Co.                                      228,239   7,068,562
#*  Mexco Energy Corp.                                        7,388      53,563
#*  Miller Energy Resources, Inc.                            32,669     157,465
*   Mitcham Industries, Inc.                                 79,611   1,098,632
*   Natural Gas Services Group, Inc.                         59,553   1,827,682
#*  Newpark Resources, Inc.                                 847,552  10,204,526
#   Nordic American Tankers, Ltd.                            66,007     569,640
#*  Northern Oil and Gas, Inc.                              179,241   2,765,689

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                          SHARES     VALUE+
                                                          ------- ------------
Energy -- (Continued)
#*  Nuverra Environmental Solutions, Inc.                 136,121 $  2,315,418
#*  Overseas Shipholding Group, Inc.                       18,861      107,508
*   Pacific Ethanol, Inc.                                      31          484
#   Panhandle Oil and Gas, Inc. Class A                    55,720    2,443,322
*   Parker Drilling Co.                                   868,844    5,760,436
#*  Penn Virginia Corp.                                   506,757    8,432,436
*   PetroQuest Energy, Inc.                               429,837    2,587,619
#*  PHI, Inc. Non-Voting                                  113,759    5,096,403
#*  PHI, Inc. Voting                                        9,745      412,213
*   Pioneer Energy Services Corp.                         427,910    6,405,813
#*  PostRock Energy Corp.                                  23,194       31,776
#*  Pyramid Oil Co.                                        22,699      117,127
*   Renewable Energy Group, Inc.                           79,775      938,952
#*  Rentech, Inc.                                         919,580    1,949,510
*   REX American Resources Corp.                          149,235    9,754,000
*   Rex Energy Corp.                                      567,510   11,951,761
*   RigNet, Inc.                                            9,329      436,224
*   Ring Energy, Inc.                                       1,485       27,324
#*  Royale Energy, Inc.                                    45,629      123,198
#*  Sanchez Energy Corp.                                    1,127       31,872
#*  Saratoga Resources, Inc.                                2,046        2,537
*   Steel Excel, Inc.                                      73,655    2,386,422
#*  Swift Energy Co.                                       55,787      687,854
#*  Synergy Resources Corp.                               366,971    4,271,542
#*  Synthesis Energy Systems, Inc.                         17,851       30,882
#*  Syntroleum Corp.                                       44,574      167,152
#*  Tesco Corp.                                           134,623    2,692,460
#*  TETRA Technologies, Inc.                              553,474    6,918,425
#*  TGC Industries, Inc.                                  110,887      561,088
#*  Triangle Petroleum Corp.                              530,705    5,105,382
#*  Uranium Energy Corp.                                  123,123      131,742
#*  US Energy Corp. Wyoming                                71,870      305,447
#*  USEC, Inc.                                              6,226       21,044
#*  Vaalco Energy, Inc.                                   501,549    4,624,282
#   W&T Offshore, Inc.                                     91,557    1,757,894
*   Warren Resources, Inc.                                404,655    2,051,601
*   Westmoreland Coal Co.                                  28,675      849,067
*   Willbros Group, Inc.                                  337,267    3,747,036
#*  Zion Oil & Gas, Inc.                                    5,765       12,856
                                                                  ------------
Total Energy                                                       296,876,384
                                                                  ------------
Financials -- (14.3%)
*   1st Constitution Bancorp                               16,306      169,909
#   1st Source Corp.                                      194,458    5,734,566
#   1st United Bancorp, Inc.                               35,937      263,059
*   A-Mark Precious Metals, Inc.                           69,658      827,885
#   Access National Corp.                                  59,660      879,985
    Alliance Bancorp, Inc. of Pennsylvania                 13,199      205,970
*   Altisource Asset Management Corp.                       9,319    9,116,312
#*  Ambac Financial Group, Inc.                            69,667    2,102,550
#   Ameriana Bancorp                                       20,650      285,073
#   American Equity Investment Life Holding Co.           464,295   10,827,359

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
*     American Independence Corp.                             3,596 $    39,304
#     American National Bankshares, Inc.                     54,265   1,156,387
*     American River Bankshares                              17,421     166,545
(o)*  American Spectrum Realty, Inc.                         12,048      20,241
*     Ameris Bancorp                                        135,510   2,882,298
      AMERISAFE, Inc.                                       137,869   5,880,113
#     AmeriServ Financial, Inc.                             189,054     657,908
      Argo Group International Holdings, Ltd.                52,793   2,345,065
#     Arrow Financial Corp.                                 120,836   3,024,525
      ASB Financial Corp.                                     4,400      59,950
*     Asta Funding, Inc.                                     24,698     201,783
      Astoria Financial Corp.                               427,185   5,664,473
      Atlantic American Corp.                                 7,131      24,959
#*    Atlantic Coast Financial Corp.                            738       3,173
#*    Atlanticus Holdings Corp.                             140,864     342,300
      Auburn National Bancorp., Inc.                         11,571     275,563
#*    AV Homes, Inc.                                         80,688   1,382,185
#     Baldwin & Lyons, Inc. Class A                           3,548      83,839
#     Baldwin & Lyons, Inc. Class B                          91,316   2,375,129
#     Banc of California, Inc.                               32,229     405,119
#     Bancfirst Corp.                                       119,581   6,960,810
#     Bancorp of New Jersey, Inc.                             1,246      16,958
*     Bancorp, Inc.                                         216,902   3,431,390
      Bank Mutual Corp.                                     166,106     999,958
      Bank of Commerce Holdings                              19,956     126,721
#     Bank of Kentucky Financial Corp.                       28,520     984,225
#     Bank of the Ozarks, Inc.                              104,441   6,256,016
#     BankFinancial Corp.                                   211,876   2,084,860
      Banner Corp.                                          163,939   6,482,148
#     Bar Harbor Bankshares                                  27,028   1,015,712
      BBCN Bancorp, Inc.                                    668,687  10,304,467
#*    BBX Capital Corp. Class A                              43,192     808,986
#     BCB Bancorp, Inc.                                      54,608     726,286
#*    Beneficial Mutual Bancorp, Inc.                       109,235   1,424,424
#     Berkshire Bancorp, Inc.                                10,471      76,962
      Berkshire Hills Bancorp, Inc.                         145,280   3,403,910
*     BFC Financial Corp. Class A                            75,991     273,568
      BGC Partners, Inc. Class A                            342,652   2,456,815
#*    BNCCORP, Inc.                                          12,585     195,068
#*    BofI Holding, Inc.                                    132,204  10,656,964
#     Boston Private Financial Holdings, Inc.               678,533   8,488,448
#     Bridge Bancorp, Inc.                                   41,930   1,019,738
#*    Bridge Capital Holdings                                47,800   1,070,720
#     Brookline Bancorp, Inc.                               595,355   5,405,823
*     Brunswick Bancorp                                         120         582
      Bryn Mawr Bank Corp.                                  100,636   2,745,350
      C&F Financial Corp.                                    14,164     442,625
#     Calamos Asset Management, Inc. Class A                149,909   1,825,892
#     California First National Bancorp                      81,133   1,203,202
#     Camden National Corp.                                  77,063   2,941,495
      Cape Bancorp, Inc.                                      4,774      50,843
*     Capital Bank Financial Corp. Class A                   14,493     345,658

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Financials -- (Continued)
#    Capital City Bank Group, Inc.                           150,073 $2,086,015
(o)  Capital Properties, Inc., 5.000%                          9,939      9,939
*    Capital Properties, Inc. Class A                         11,044    109,833
     Capital Southwest Corp.                                  65,090  2,284,659
#    Cardinal Financial Corp.                                268,236  4,506,365
#*   Carolina Bank Holdings, Inc.                              4,335     41,703
#*   Carver Bancorp, Inc.                                        300      3,294
#    Cash America International, Inc.                         19,566    852,099
     Center Bancorp, Inc.                                    138,607  2,565,616
#    Centerstate Banks, Inc.                                  48,602    533,164
     Central Pacific Financial Corp.                          80,244  1,506,180
#    Century Bancorp, Inc. Class A                            18,900    633,150
     Charter Financial Corp.                                     935     10,285
     Chemical Financial Corp.                                229,185  6,433,223
     Chicopee Bancorp, Inc.                                   26,112    452,521
#    Citizens Community Bancorp, Inc.                          4,432     35,589
*    Citizens First Corp.                                      1,442     15,545
     Citizens Holding Co.                                      9,925    186,292
#*   Citizens, Inc.                                          389,673  2,560,152
#    City Holding Co.                                        161,264  6,932,739
#    CKX Lands, Inc.                                          14,943    228,254
     Clifton Bancorp, Inc.                                    54,171    627,842
#    CNB Financial Corp.                                      53,880    890,098
#    CoBiz Financial, Inc.                                   215,386  2,162,475
     Codorus Valley Bancorp, Inc.                             10,901    232,736
*    Colonial Financial Services, Inc.                         7,831     91,309
#*   Colony Bankcorp, Inc.                                    37,943    234,108
     Columbia Banking System, Inc.                           316,033  7,843,939
     Commercial National Financial Corp.                      10,640    221,312
#    Community Bank System, Inc.                             264,717  9,844,825
#*   Community Bankers Trust Corp.                             2,000      8,240
#    Community Trust Bancorp, Inc.                           136,514  5,033,271
*    Community West Bancshares                                12,713     88,101
#*   CommunityOne Bancorp                                        216      2,106
#    Consolidated-Tomoka Land Co.                             52,947  2,092,995
*    Consumer Portfolio Services, Inc.                        54,198    378,302
*    Cowen Group, Inc. Class A                               350,148  1,439,108
     Crawford & Co. Class A                                  282,945  2,730,419
#    Crawford & Co. Class B                                  145,019  1,656,117
#*   Customers Bancorp, Inc.                                   5,484    120,813
#    CVB Financial Corp.                                     272,789  3,944,529
#*   DFC Global Corp.                                        289,969  2,702,511
*    DGT Holdings Corp.                                       12,563    198,495
#    Diamond Hill Investment Group, Inc.                         710     84,291
     Dime Community Bancshares, Inc.                         344,219  5,610,770
     Donegal Group, Inc. Class A                             169,997  2,509,156
#    Donegal Group, Inc. Class B                              34,951    754,243
#*   Doral Financial Corp.                                     4,060     38,814
     Eagle Bancorp Montana, Inc.                                 578      6,283
*    Eastern Virginia Bankshares, Inc.                         8,084     54,567
#*   eHealth, Inc.                                           138,920  5,819,359
#    EMC Insurance Group, Inc.                               116,209  3,833,735

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    Employers Holdings, Inc.                                255,600 $ 5,201,460
#*  Encore Capital Group, Inc.                              293,377  12,679,754
#   Enterprise Bancorp, Inc.                                 36,296     662,765
#   Enterprise Financial Services Corp.                      59,874   1,069,948
#   ESB Financial Corp.                                     161,234   2,034,773
#   ESSA Bancorp, Inc.                                       63,434     659,079
    Evans Bancorp, Inc.                                      11,667     263,383
*   Ezcorp, Inc. Class A                                     17,470     182,212
#*  Farmers Capital Bank Corp.                               22,878     477,921
#   FBL Financial Group, Inc. Class A                       271,426  12,135,456
#   Federal Agricultural Mortgage Corp. Class A               4,200     115,605
#   Federal Agricultural Mortgage Corp. Class C              78,623   2,797,406
    Federated National Holding Co.                           75,070   1,458,610
#   Fidelity Southern Corp.                                  99,250   1,311,092
    Financial Institutions, Inc.                             71,919   1,664,925
#*  First Acceptance Corp.                                   59,247     141,600
#   First Bancorp                                           142,584   2,453,871
    First Bancorp of Indiana, Inc.                            1,400      20,825
#   First Bancorp, Inc.                                      74,352   1,184,427
#*  First BanCorp.                                          198,345   1,019,493
*   First Bancshares, Inc.                                    5,228      43,131
    First Bancshares, Inc. (The)                              4,544      65,843
    First Busey Corp.                                       491,595   2,703,772
    First Business Financial Services, Inc.                   7,922     358,154
*   First Cash Financial Services, Inc.                       4,710     229,707
#   First Commonwealth Financial Corp.                      715,416   6,145,423
#   First Community Bancshares, Inc.                        109,324   1,619,088
#   First Connecticut Bancorp, Inc.                          14,915     236,403
    First Defiance Financial Corp.                           69,440   1,876,269
#*  First Federal Bancshares of Arkansas, Inc.               45,474     403,354
    First Federal of Northern Michigan Bancorp, Inc.         13,700      68,089
    First Financial Bancorp                                 326,534   5,286,585
#   First Financial Corp.                                   122,228   3,912,518
    First Financial Holdings, Inc.                          135,085   7,763,335
#   First Financial Northwest, Inc.                          43,474     443,435
*   First Financial Service Corp.                            18,814      68,671
    First Interstate Bancsystem, Inc.                        91,463   2,276,514
#*  First Marblehead Corp. (The)                              4,947      26,021
    First Merchants Corp.                                   251,287   5,332,310
    First Midwest Bancorp, Inc.                             503,110   8,235,911
*   First Place Financial Corp.                             153,683         238
#   First South Bancorp, Inc.                                59,381     476,829
*   First United Corp.                                       31,308     258,604
#   First West Virginia Bancorp                               1,187      21,402
    Firstbank Corp.                                          35,127     619,289
*   Flagstar Bancorp, Inc.                                  147,401   2,594,258
    Flushing Financial Corp.                                220,671   4,241,297
#*  Forestar Group, Inc.                                    273,022   4,655,025
#*  Fortegra Financial Corp.                                    705       5,090
#   Fox Chase Bancorp, Inc.                                  59,633     994,678
#*  Franklin Financial Corp.                                  5,320     106,187
#   FXCM, Inc. Class A                                      192,458   2,979,250

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
#   Gain Capital Holdings, Inc.                              58,555 $   591,406
#   German American Bancorp, Inc.                            65,691   1,710,594
    GFI Group, Inc.                                         527,874   1,963,691
#   Glacier Bancorp, Inc.                                   291,356   7,476,195
#*  Gleacher & Co., Inc.                                      9,104     104,696
*   Global Indemnity P.L.C.                                  56,451   1,512,887
    Gouverneur Bancorp, Inc.                                  4,366      45,406
#   Great Southern Bancorp, Inc.                             82,319   2,360,086
#*  Green Dot Corp. Class A                                 200,020   3,474,347
#   Greenhill & Co., Inc.                                    69,840   3,502,476
*   Greenlight Capital Re, Ltd. Class A                     208,915   6,649,764
#   Guaranty Bancorp                                         44,041     554,476
*   Guaranty Federal Bancshares, Inc.                        17,335     219,114
*   Hallmark Financial Services, Inc.                       105,299     884,512
#   Hampden Bancorp, Inc.                                     3,433      55,786
*   Hampton Roads Bankshares, Inc.                            8,405      13,952
    Hanmi Financial Corp.                                   217,939   4,635,563
    Harleysville Savings Financial Corp.                     12,400     209,560
*   Harris & Harris Group, Inc.                             153,619     551,492
    Hawthorn Bancshares, Inc.                                 5,957      78,990
#   HCI Group, Inc.                                          97,252   3,761,707
#   Heartland Financial USA, Inc.                           133,135   3,235,180
    Heritage Commerce Corp.                                  94,328     765,943
#   Heritage Financial Corp.                                 70,828   1,144,580
    Heritage Financial Group, Inc.                           16,112     310,156
    HF Financial Corp.                                       34,791     476,637
    HFF, Inc. Class A                                       231,737   7,879,058
*   Hilltop Holdings, Inc.                                  411,361   9,189,805
#   Hingham Institution for Savings                          14,511   1,008,660
*   HMN Financial, Inc.                                      37,346     416,034
#*  Home Bancorp, Inc.                                        4,852      98,253
    Home BancShares, Inc.                                   257,657   8,170,303
#   Home Federal Bancorp, Inc.                               64,285     967,489
    HopFed Bancorp, Inc.                                     18,198     207,093
    Horace Mann Educators Corp.                             426,348  12,820,284
#   Horizon Bancorp                                          36,023     720,100
#   Hudson Valley Holding Corp.                              20,209     371,037
    Huntington Bancshares, Inc.                                  56         513
#*  ICG Group, Inc.                                         365,117   7,441,084
#   Independence Holding Co.                                 69,208     903,856
#   Independent Bank Corp.(453836108)                       171,763   6,375,843
    Independent Bank Corp.(453838609)                        34,130     444,373
    Infinity Property & Casualty Corp.                      134,471   8,629,004
    Interactive Brokers Group, Inc. Class A                 462,958  11,064,696
*   InterGroup Corp. (The)                                    6,500     113,685
#*  Intervest Bancshares Corp. Class A                        7,618      57,668
#*  INTL. FCStone, Inc.                                      89,303   1,689,613
#*  Investment Technology Group, Inc.                       179,808   3,711,237
    Investors Bancorp, Inc.                                  73,605   1,967,462
#*  Investors Capital Holdings, Ltd.                          4,238      30,153
#   Investors Title Co.                                      21,301   1,507,259
#*  Jacksonville Bancorp, Inc.                                  259       2,701

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
#*  Jefferson Bancshares, Inc.                                6,356 $   49,895
#   JMP Group, Inc.                                          79,135    546,823
#*  JW Mays, Inc.                                             2,700    139,901
*   KCG Holdings, Inc. Class A                               19,401    193,040
#*  Kearny Financial Corp.                                   32,232    469,943
    Kennedy-Wilson Holdings, Inc.                           254,898  5,566,972
#   Kentucky First Federal Bancorp                           38,012    326,523
#*  Ladenburg Thalmann Financial Services, Inc.              18,865     51,501
    Lake Shore Bancorp, Inc.                                  3,521     43,608
    Lakeland Bancorp, Inc.                                  213,720  2,231,237
#   Lakeland Financial Corp.                                105,446  3,859,324
    Landmark Bancorp, Inc.                                   14,114    272,682
    Life Partners Holdings, Inc.                            108,784    296,980
    LNB Bancorp, Inc.                                        58,795    669,087
#   Louisiana Bancorp, Inc.                                   1,237     24,122
#   LSB Financial Corp.                                       2,914     85,876
#   Macatawa Bank Corp.                                     202,123    984,339
*   Magyar Bancorp, Inc.                                     15,818    130,815
#   Maiden Holdings, Ltd.                                   278,837  3,290,277
#   MainSource Financial Group, Inc.                        133,770  2,211,218
*   Malvern Bancorp, Inc.                                     8,513     87,684
    Manning & Napier, Inc.                                    5,237     87,039
#   Marlin Business Services Corp.                           68,365  1,173,827
#*  Maui Land & Pineapple Co., Inc.                          49,270    385,784
    MB Financial, Inc.                                        7,339    196,979
*   MBT Financial Corp.                                       1,880      9,268
#   MCG Capital Corp.                                       578,441  1,943,562
#   Meadowbrook Insurance Group, Inc.                       449,907  2,519,479
#   Medallion Financial Corp.                               166,999  2,271,186
#   Mercantile Bank Corp.                                    13,591    265,160
    Merchants Bancshares, Inc.                               61,287  1,781,613
#*  Meridian Interstate Bancorp, Inc.                        49,451  1,249,627
#   Meta Financial Group, Inc.                               27,483  1,151,813
*   Metro Bancorp, Inc.                                     126,758  2,588,398
#*  MGIC Investment Corp.                                   316,519  2,722,063
    MicroFinancial, Inc.                                     84,643    666,140
    Mid Penn Bancorp, Inc.                                    7,759    116,385
#   MidSouth Bancorp, Inc.                                   58,231    973,622
#   MidWestOne Financial Group, Inc.                         16,539    407,356
*   MSB Financial Corp.                                       2,696     21,986
    MutualFirst Financial, Inc.                              39,230    737,524
    National Bank Holdings Corp. Class A                      5,636    107,986
#   National Interstate Corp.                                59,495  1,667,050
    National Penn Bancshares, Inc.                            1,366     13,346
    National Security Group, Inc.                            12,602    130,809
    National Western Life Insurance Co. Class A              12,021  2,803,898
#*  Naugatuck Valley Financial Corp.                          7,309     56,608
*   Navigators Group, Inc. (The)                             82,235  4,684,928
#   NBT Bancorp, Inc.                                       291,237  6,596,518
    Nelnet, Inc. Class A                                     17,230    728,140
#*  New Century Bancorp, Inc.                                 9,127     67,631
#   New Hampshire Thrift Bancshares, Inc.                    21,740    320,665

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
#*  NewBridge Bancorp                                       136,882 $1,052,623
#*  NewStar Financial, Inc.                                 193,058  2,204,722
    Nicholas Financial, Inc.                                 41,301    649,252
*   North Valley Bancorp                                      5,817    131,464
    Northeast Bancorp                                         4,362     42,399
    Northeast Community Bancorp, Inc.                        24,952    181,651
    Northfield Bancorp, Inc.                                248,035  3,217,014
#   Northrim BanCorp, Inc.                                   44,423  1,065,708
    Northway Financial, Inc.                                  1,076     20,283
    Northwest Bancshares, Inc.                              310,590  4,127,741
#   Norwood Financial Corp.                                  10,591    305,444
#   Ocean Shore Holding Co.                                  20,561    308,209
    OceanFirst Financial Corp.                              117,015  1,897,983
    OFG Bancorp                                             299,345  5,106,826
    Ohio Valley Banc Corp.                                   16,910    367,793
#   Old Line Bancshares, Inc.                                22,285    378,176
#   Old National Bancorp                                    215,527  3,043,244
*   Old Second Bancorp, Inc.                                120,505    573,604
    OmniAmerican Bancorp, Inc.                               88,259  2,194,119
#   OneBeacon Insurance Group, Ltd. Class A                     700     10,808
#   Oppenheimer Holdings, Inc. Class A                       17,944    456,854
    Oritani Financial Corp.                                 367,200  5,445,576
    Pacific Continental Corp.                                90,978  1,199,090
*   Pacific Mercantile Bancorp                                6,384     41,815
#*  Pacific Premier Bancorp, Inc.                            77,600  1,059,240
    PacWest Bancorp                                          58,690  2,310,625
    Park National Corp.                                      35,882  2,602,163
    Park Sterling Corp.                                     250,018  1,632,618
#*  Patriot National Bancorp, Inc.                            2,900      3,741
#   Peapack Gladstone Financial Corp.                       107,510  2,043,765
#   Penns Woods Bancorp, Inc.                                36,321  1,598,124
    Peoples Bancorp                                           3,331     83,275
#   Peoples Bancorp of North Carolina, Inc.                  15,956    274,443
#   Peoples Bancorp, Inc.                                    94,701  2,468,855
#*  PHH Corp.                                               178,773  4,249,434
#*  Phoenix Cos., Inc. (The)                                 48,205  2,121,984
#*  PICO Holdings, Inc.                                     176,957  4,114,250
    Pinnacle Financial Partners, Inc.                       277,938  9,608,317
#*  Piper Jaffray Cos.                                        4,037    177,063
#*  Porter Bancorp, Inc.                                     16,256     17,556
*   Preferred Bank                                           59,308  1,272,157
    Premier Financial Bancorp, Inc.                          47,695    682,039
*   Primus Guaranty, Ltd.                                    23,720    190,709
    PrivateBancorp, Inc.                                     46,664  1,286,526
#   Provident Financial Holdings, Inc.                       69,795    982,016
#   Provident Financial Services, Inc.                      116,926  2,032,174
*   Prudential Bancorp, Inc.                                 27,615    298,518
*   PSB Holdings, Inc.                                        1,113      7,279
    Pulaski Financial Corp.                                  85,066    878,732
#   Pzena Investment Management, Inc. Class A                51,750    562,523
    QC Holdings, Inc.                                       171,139    354,258
    QCR Holdings, Inc.                                          100      1,729

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Financials -- (Continued)
     Radian Group, Inc.                                       11,235 $  157,065
#*   Regional Management Corp.                                 7,296    111,921
#    Renasant Corp.                                          167,489  4,559,051
     Republic Bancorp, Inc. Class A                          199,097  4,780,319
#*   Republic First Bancorp, Inc.                             74,245    328,163
#    Resource America, Inc. Class A                          169,832  1,445,270
*    Riverview Bancorp, Inc.                                 102,676    357,312
*    Royal Bancshares of Pennsylvania, Inc. Class A           13,305     34,726
#    S&T Bancorp, Inc.                                       211,609  4,922,025
#*   Safeguard Scientifics, Inc.                             203,072  4,266,543
     Safety Insurance Group, Inc.                             84,755  4,552,191
#    Salisbury Bancorp, Inc.                                   7,752    233,762
#    Sandy Spring Bancorp, Inc.                              183,222  4,406,489
#    SB Financial Group, Inc.                                  2,810     22,199
#*   Seacoast Banking Corp. of Florida                        27,863    295,348
#*   Security National Financial Corp. Class A                23,202     90,255
     Selective Insurance Group, Inc.                         146,637  3,363,853
*    Shore Bancshares, Inc.                                   35,120    333,289
     SI Financial Group, Inc.                                 18,941    223,504
#*   Siebert Financial Corp.                                  13,141     38,437
     Sierra Bancorp                                           88,637  1,383,624
#    Simmons First National Corp. Class A                    138,927  5,023,600
     Simplicity Bancorp, Inc.                                 21,206    367,712
*    South Street Financial Corp.                              2,945     28,254
*    Southcoast Financial Corp.                                4,265     30,665
(o)  Southern Community Financial Corp.                       45,616     10,036
*    Southern First Bancshares, Inc.                          30,135    411,644
     Southern Missouri Bancorp, Inc.                           7,832    276,470
#    Southern National Bancorp of Virginia, Inc.               1,014     10,475
#    Southside Bancshares, Inc.                              121,448  3,349,543
     Southwest Bancorp, Inc.                                 130,906  2,186,130
     Southwest Georgia Financial Corp.                        12,047    172,814
#    State Auto Financial Corp.                               41,897    857,213
     Sterling Bancorp                                        751,079  8,982,905
#    Stewart Information Services Corp.                      162,074  4,943,257
#    Stock Yards Bancorp Inc                                 129,832  3,827,447
#*   Stratus Properties, Inc.                                 70,975  1,178,185
#*   Suffolk Bancorp                                         116,114  2,546,380
     Summit State Bank                                         1,118     12,969
#*   Sun Bancorp, Inc.                                       276,153  1,049,381
#*   Sussex Bancorp                                            8,000     72,000
*    SWS Group, Inc.                                         265,182  1,964,999
*    Taylor Capital Group, Inc.                              170,775  3,635,800
     Teche Holding Co.                                        16,649  1,213,712
*    Tejon Ranch Co.                                         214,847  6,662,405
#    Territorial Bancorp, Inc.                                41,856    856,374
     TF Financial Corp.                                       21,681    679,916
     Timberland Bancorp, Inc.                                 70,526    751,102
     Tompkins Financial Corp.                                 91,183  4,298,367
#    Tower Group International, Ltd.                         225,469    554,654
#    TowneBank                                               118,029  1,821,187
#*   Tree.com, Inc.                                           37,401  1,087,621

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                          SHARES     VALUE+
                                                          ------- ------------
Financials -- (Continued)
#   Trico Bancshares                                      151,188 $  3,666,309
#   TrustCo Bank Corp.                                    683,274    4,516,441
#*  Unico American Corp.                                  113,843    1,503,866
    Union Bankshares Corp.                                243,194    6,223,334
#   Union Bankshares, Inc.                                 14,917      351,295
    United Bancshares, Inc.                                 6,297       96,407
    United Community Bancorp                                1,415       16,131
*   United Community Banks, Inc.                          253,975    4,101,696
#*  United Community Financial Corp.                      287,624      957,788
#   United Financial Bancorp, Inc.(91030T109)              94,025    1,658,601
    United Financial Bancorp, Inc.(910304104)             144,896    1,906,831
    United Fire Group, Inc.                               191,195    5,319,045
*   United Security Bancshares                            111,368      628,114
    Unity Bancorp, Inc.                                    32,785      280,312
#   Universal Insurance Holdings, Inc.                    298,279    4,363,822
    Univest Corp. of Pennsylvania                         102,999    2,030,110
*   Vantagesouth Bancshares, Inc.                          14,803       90,890
#   ViewPoint Financial Group, Inc.                       324,743    8,466,050
*   Viewtran Group, Inc.                                      914        1,938
*   Virtus Investment Partners, Inc.                       25,506    4,718,355
#   VSB Bancorp, Inc.                                       2,848       32,125
*   Walker & Dunlop, Inc.                                 158,614    2,487,068
    Washington Banking Co.                                 85,818    1,476,070
#   Washington Trust Bancorp, Inc.                        129,604    4,432,457
    Waterstone Financial, Inc.                             55,188      574,507
#   Wayne Savings Bancshares, Inc.                          3,361       39,055
#   WesBanco, Inc.                                        247,422    7,482,041
#   West Bancorporation, Inc.                              89,233    1,294,771
#   Westamerica Bancorporation                              9,995      507,946
*   Western Alliance Bancorp                              615,654   14,203,138
    Westfield Financial, Inc.                             149,090    1,021,267
#   Westwood Holdings Group, Inc.                          66,804    3,885,989
    Wilshire Bancorp, Inc.                                621,193    6,211,930
#*  World Acceptance Corp.                                147,186   10,685,704
*   Wright Investors' Service Holdings, Inc.              109,400      190,356
    WSFS Financial Corp.                                   18,738    1,267,064
    WVS Financial Corp.                                    12,479      148,812
*   Yadkin Financial Corp.                                  9,572      183,304
*   ZipRealty, Inc.                                       200,583      665,936
                                                                  ------------
Total Financials                                                   817,899,567
                                                                  ------------
Health Care -- (8.1%)
#*  Abaxis, Inc.                                           55,647    2,259,825
#*  Accelerate Diagnostics, Inc.                           40,089      738,840
#*  Accretive Health, Inc.                                 11,937       96,093
#*  Accuray, Inc.                                         409,856    3,442,790
#*  Achillion Pharmaceuticals, Inc.                       114,813      327,217
*   Acorda Therapeutics, Inc.                             196,779    6,975,815
#*  Adcare Health Systems, Inc.                             5,542       22,722
#*  Addus HomeCare Corp.                                   21,364      461,890
#*  Affymax, Inc.                                         129,072       69,699
#*  Affymetrix, Inc.                                      537,490    3,993,551

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
#*  Albany Molecular Research, Inc.                         330,646 $ 5,310,175
#*  Alexza Pharmaceuticals, Inc.                              2,750      11,742
#*  Alliance HealthCare Services, Inc.                       90,318   2,570,450
*   Allied Healthcare Products, Inc.                         22,068      47,667
*   Almost Family, Inc.                                      47,397   1,017,614
#*  Alnylam Pharmaceuticals, Inc.                            19,466     964,151
#*  Alphatec Holdings, Inc.                                 248,211     335,085
#*  AMAG Pharmaceuticals, Inc.                              130,184   2,377,160
#*  Amedisys, Inc.                                          170,728   2,327,023
#*  American Shared Hospital Services                        35,563      99,221
#*  Amicus Therapeutics, Inc.                                 1,613       3,581
*   AMN Healthcare Services, Inc.                           371,437   4,635,534
*   Amsurg Corp.                                            290,077  12,563,235
#   Analogic Corp.                                          125,348   9,411,128
*   AngioDynamics, Inc.                                     206,515   2,775,562
*   ANI Pharmaceuticals, Inc.                                 3,966     123,382
#*  Anika Therapeutics, Inc.                                160,298   6,851,136
#*  Arqule, Inc.                                             71,682     116,125
*   Arrhythmia Research Technology, Inc.                     16,626      80,636
#*  ArthroCare Corp.                                        201,154   9,762,004
*   AtriCure, Inc.                                            6,378      98,221
#   Atrion Corp.                                             19,961   5,755,355
#*  Authentidate Holding Corp.                                7,129       7,414
#*  Auxilium Pharmaceuticals, Inc.                          150,515   3,388,093
#*  AVEO Pharmaceuticals, Inc.                               75,858      93,305
#*  Baxano Surgical, Inc.                                   171,862     146,083
#*  Bio-Reference Labs, Inc.                                189,729   4,819,117
#*  Bioanalytical Systems, Inc.                               7,157      19,896
*   BioCryst Pharmaceuticals, Inc.                              300       2,577
#*  Biodel, Inc.                                             39,257      92,254
#*  Biolase, Inc.                                             2,035       3,927
#*  BioScrip, Inc.                                          609,097   4,214,951
#*  Biospecifics Technologies Corp.                          31,013     735,938
*   Biota Pharmaceuticals, Inc.                              76,328     281,650
*   BioTelemetry, Inc.                                      118,414     940,207
#*  Bovie Medical Corp.                                     158,699     626,861
#*  BSD Medical Corp.                                       161,152     178,879
*   Cambrex Corp.                                           291,227   5,967,241
    Cantel Medical Corp.                                    285,804   9,477,261
#*  Capital Senior Living Corp.                             238,554   5,899,440
#*  Cardica, Inc.                                             5,744       6,146
#*  Catalyst Pharmaceutical Partners, Inc.                   25,086      52,179
#*  Celldex Therapeutics, Inc.                              165,544   2,483,160
#*  Celsion Corp.                                            18,314      60,802
#*  ChemoCentryx, Inc.                                        3,800      20,824
*   Chindex International, Inc.                               9,314     221,953
#*  Cleveland Biolabs, Inc.                                   2,513       1,558
#*  Columbia Laboratories, Inc.                               3,466      23,222
#   Computer Programs & Systems, Inc.                        82,645   5,217,379
    CONMED Corp.                                            254,463  11,789,271
#*  Corcept Therapeutics, Inc.                              199,501     881,794
*   Corvel Corp.                                            270,276  12,308,369

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
*   Cross Country Healthcare, Inc.                          251,001 $ 1,779,597
#   CryoLife, Inc.                                          251,408   2,282,785
#*  Cumberland Pharmaceuticals, Inc.                        169,380     753,741
*   Cutera, Inc.                                            114,495   1,180,443
#*  Cyberonics, Inc.                                        109,916   6,502,630
#*  Cyclacel Pharmaceuticals, Inc.                            4,300      14,276
*   Cynosure, Inc. Class A                                  229,238   5,625,500
#*  Cytokinetics, Inc.                                       32,099     146,050
    Daxor Corp.                                              43,502     361,502
*   Depomed, Inc.                                            11,885     166,509
#   Digirad Corp.                                           104,281     331,614
#*  Discovery Laboratories, Inc.                             16,454      29,288
#*  Durect Corp.                                            283,106     368,038
#*  Dyax Corp.                                              243,083   1,606,779
#*  Dynavax Technologies Corp.                                2,993       4,879
#*  Emergent Biosolutions, Inc.                             261,339   6,888,896
*   Emeritus Corp.                                           67,563   2,015,404
*   Encision, Inc.                                            3,700       3,848
#   Ensign Group, Inc. (The)                                170,762   7,257,385
#*  EnteroMedics, Inc.                                          633       1,152
#*  Entremed, Inc.                                            1,607       2,893
*   Enzo Biochem, Inc.                                      274,574   1,153,211
#   Enzon Pharmaceuticals, Inc.                             301,457     268,327
*   ERBA Diagnostics, Inc.                                      119         167
#*  Exact Sciences Corp.                                    171,878   2,062,536
#*  Exactech, Inc.                                          101,444   2,254,086
*   ExamWorks Group, Inc.                                   118,575   4,363,560
*   Fibrocell Science, Inc.                                   3,400      12,920
*   Five Star Quality Care, Inc.                            224,393   1,083,818
#*  Furiex Pharmaceuticals, Inc.                             16,188   1,673,354
#*  Galena Biopharma, Inc.                                      319         781
*   Gentiva Health Services, Inc.                           184,104   1,386,303
*   Greatbatch, Inc.                                        241,609  11,121,262
#*  GTx, Inc.                                                 1,815       2,795
#*  Hanger, Inc.                                            323,908  11,229,890
#*  Harvard Apparatus Regenerative Technology, Inc.          78,007     674,760
#*  Harvard Bioscience, Inc.                                304,952   1,286,897
*   HealthStream, Inc.                                      130,831   2,963,322
#*  Healthways, Inc.                                        233,925   4,210,650
#*  Hemispherx Biopharma, Inc.                               93,100      30,723
*   Hooper Holmes, Inc.                                     672,769     410,389
#*  Horizon Pharma, Inc.                                     25,074     355,549
#*  iBio, Inc.                                               75,428      33,943
*   Icad, Inc.                                                7,500      65,100
#*  ICU Medical, Inc.                                       149,241   8,324,663
#*  Idera Pharmaceuticals, Inc.                             288,928     820,555
#*  Infinity Pharmaceuticals, Inc.                           77,952     761,591
#*  Inovio Pharmaceuticals, Inc.                             10,400      24,648
#*  Insys Therapeutics, Inc.                                 30,593   1,256,149
#*  Integra LifeSciences Holdings Corp.                      67,960   3,097,617
    Invacare Corp.                                          256,716   4,056,113
#*  IPC The Hospitalist Co., Inc.                           116,990   4,738,095

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                          SHARES     VALUE+
                                                         --------- -----------
Health Care -- (Continued)
#*    Iridex Corp.                                          27,607 $   229,966
*     IsoRay, Inc.                                              20          48
#*    Keryx Biopharmaceuticals, Inc.                        45,500     672,035
      Kewaunee Scientific Corp.                             25,060     419,755
#     Kindred Healthcare, Inc.                             366,239   9,192,599
#     Landauer, Inc.                                        87,455   3,781,554
*     Lannett Co., Inc.                                     98,164   3,389,603
*     LCA-Vision, Inc.                                     171,633     919,953
#     LeMaitre Vascular, Inc.                              170,177   1,397,153
#*    LHC Group, Inc.                                      120,347   2,500,811
#*    Ligand Pharmaceuticals, Inc. Class B                  29,597   1,869,642
#*    Luminex Corp.                                         61,677   1,184,815
#*    Masimo Corp.                                           3,159      84,535
#*    Mast Therapeutics, Inc.                               72,438      41,587
(o)*  Maxygen, Inc.                                        319,639       9,589
*     MedAssets, Inc.                                      409,312   9,344,593
(o)*  MedCath Corp.                                         92,602     185,204
*     Medical Action Industries, Inc.                      156,089   1,000,530
#*    MediciNova, Inc.                                      75,542     142,019
*     Medidata Solutions, Inc.                             233,366   8,473,519
#*    Merge Healthcare, Inc.                                 7,400      16,872
#     Meridian Bioscience, Inc.                            100,837   2,013,715
#*    Merit Medical Systems, Inc.                          439,212   5,652,658
#*    MGC Diagnostics Corp.                                  1,294      14,234
#*    Misonix, Inc.                                         62,750     376,500
*     Momenta Pharmaceuticals, Inc.                        327,726   3,742,631
#*    Nanosphere, Inc.                                      33,860      57,901
#     National Healthcare Corp.                            104,718   5,731,216
#*    National Research Corp. Class A                      201,717   3,179,060
#*    National Research Corp. Class B                       33,719   1,479,590
*     Natus Medical, Inc.                                  276,755   6,871,827
*     Neogen Corp.                                          53,290   2,226,190
*     NuVasive, Inc.                                       346,328  11,674,717
#*    Oculus Innovative Sciences, Inc.                          30          90
*     Omnicell, Inc.                                       271,516   7,189,744
#*    OncoGenex Pharmaceutical, Inc.                        16,093      62,441
*     OraSure Technologies, Inc.                            67,823     444,241
*     Orthofix International NV                            106,849   3,226,840
*     Osiris Therapeutics, Inc.                                129       1,836
#*    Pacific Biosciences of California, Inc.               53,955     238,481
#*    Pain Therapeutics, Inc.                              176,216   1,002,669
*     PDI, Inc.                                            162,636     767,642
#     PDL BioPharma, Inc.                                1,010,688   8,580,741
#*    Pernix Therapeutics Holdings                          36,732     176,681
#*    PharMerica Corp.                                     276,103   7,507,241
#*    PhotoMedex, Inc.                                      27,458     414,890
#*    Pozen, Inc.                                          294,588   2,462,756
*     Prestige Brands Holdings, Inc.                       349,826  11,726,167
#*    Progenics Pharmaceuticals, Inc.                      162,555     573,819
*     ProPhase Labs, Inc.                                   56,585     112,038
*     Providence Service Corp. (The)                       122,862   4,989,426
#*    pSivida Corp.                                         25,431      92,569

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Health Care -- (Continued)
    Psychemedics Corp.                                       1,558 $     24,554
#   Quality Systems, Inc.                                  141,867    2,095,376
#*  Quidel Corp.                                           229,795    4,929,103
*   RadNet, Inc.                                           102,903      511,428
#*  Repligen Corp.                                         367,742    5,828,711
#*  Repros Therapeutics, Inc.                               10,473      176,679
#*  Retractable Technologies, Inc.                           4,372       16,133
#*  Rigel Pharmaceuticals, Inc.                            205,001      656,003
#*  RTI Surgical, Inc.                                     372,645    1,602,373
#*  RXi Pharmaceuticals Corp.                                   10           33
#*  Sagent Pharmaceuticals, Inc.                            18,525      383,282
#*  Sangamo Biosciences, Inc.                               13,804      191,047
#*  Sciclone Pharmaceuticals, Inc.                         466,041    2,227,676
    Select Medical Holdings Corp.                           21,611      301,690
    Simulations Plus, Inc.                                 123,672      748,216
#*  Skilled Healthcare Group, Inc. Class A                 123,337      636,419
    Span-America Medical Systems, Inc.                      32,884      685,631
#*  Special Diversified Opportunities, Inc.                  4,062        4,793
*   Spectranetics Corp.                                     89,428    1,901,239
#*  Spectrum Pharmaceuticals, Inc.                         458,220    3,147,971
#*  Staar Surgical Co.                                     105,430    1,793,364
#*  StemCells, Inc.                                         11,628       14,535
#*  Stereotaxis, Inc.                                       10,471       40,523
#*  Sucampo Pharmaceuticals, Inc. Class A                  124,337      859,169
#*  SurModics, Inc.                                        173,655    3,778,733
*   Symmetry Medical, Inc.                                 276,969    2,287,764
#*  Targacept, Inc.                                         63,260      280,874
#*  Threshold Pharmaceuticals, Inc.                         17,876       73,292
*   Tornier NV                                              82,900    1,406,813
#*  Transcept Pharmaceuticals, Inc.                        111,214      328,081
#*  Triple-S Management Corp. Class B                      115,116    1,724,438
#   Universal American Corp.                               537,047    3,850,627
*   Uroplasty, Inc.                                         12,179       42,383
    US Physical Therapy, Inc.                              115,372    3,559,226
#   Utah Medical Products, Inc.                             48,415    2,458,998
#*  Vascular Solutions, Inc.                               158,467    3,472,012
#*  Vical, Inc.                                              9,524       10,762
#*  Vision Sciences, Inc.                                   23,250       24,180
#*  Volcano Corp.                                           38,355      673,514
*   Wright Medical Group, Inc.                             317,305    8,678,292
#*  XenoPort, Inc.                                          10,093       40,978
    Xstelos Holdings, Inc.                                  81,000       56,700
#*  Zalicus, Inc.                                            6,868        7,349
                                                                   ------------
Total Health Care                                                   461,611,260
                                                                   ------------
Industrials -- (15.5%)
#   AAON, Inc.                                             412,028   11,680,994
#   AAR Corp.                                              297,057    7,693,776
    ABM Industries, Inc.                                    38,069    1,031,289
#   Acacia Research Corp.                                   44,214      709,193
#*  ACCO Brands Corp.                                      299,308    1,834,758
#*  Accuride Corp.                                          29,777      167,942

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
     Aceto Corp.                                            251,385 $ 5,500,304
     Acme United Corp.                                       30,407     511,750
#*   Acorn Energy, Inc.                                      80,179     186,015
*    Active Power, Inc.                                      65,376     184,360
*    Adept Technology, Inc.                                 106,218   1,270,367
#*   Aegion Corp.                                           289,287   7,373,926
#*   AeroCentury Corp.                                        9,017     161,855
#*   Aerovironment, Inc.                                    219,379   7,408,429
*    Air Transport Services Group, Inc.                     332,623   2,604,438
     Aircastle, Ltd.                                        224,541   3,945,185
     Alamo Group, Inc.                                       90,998   4,833,814
#    Albany International Corp. Class A                     220,529   7,934,633
(o)  Allied Defense Group, Inc.                              51,940       4,155
     Allied Motion Technologies, Inc.                        35,896     407,061
#    Altra Industrial Motion Corp.                          223,487   7,634,316
#*   Ameresco, Inc. Class A                                 104,747     671,428
#    American Railcar Industries, Inc.                      183,840  12,765,850
#    American Science & Engineering, Inc.                    82,790   5,563,488
#*   American Superconductor Corp.                           58,302      74,627
*    American Woodmark Corp.                                131,586   3,948,896
*    AMREP Corp.                                             66,450     362,152
#    Apogee Enterprises, Inc.                               304,635   9,678,254
*    ARC Document Solutions, Inc.                           250,940   1,606,016
     ArcBest Corp.                                          174,561   6,881,195
     Argan, Inc.                                             56,732   1,518,716
#*   Arotech Corp.                                          120,037     416,528
     Art's-Way Manufacturing Co., Inc.                          200       1,212
#*   Ascent Solar Technologies, Inc.                         74,256      37,507
#    Astec Industries, Inc.                                 179,234   7,160,398
*    Astronics Corp.                                        122,425   6,992,916
#*   Astronics Corp. Class B                                 23,092   1,313,935
#*   Atlas Air Worldwide Holdings, Inc.                      34,307   1,200,402
*    Avalon Holdings Corp. Class A                           20,575      92,176
#    AZZ, Inc.                                              239,081  10,380,897
#    Baltic Trading, Ltd.                                   142,473     853,413
     Barrett Business Services, Inc.                         84,535   4,261,409
*    Blount International, Inc.                             487,601   5,446,503
#*   BlueLinx Holdings, Inc.                                184,488     241,679
     Brady Corp. Class A                                      3,248      83,766
*    Breeze-Eastern Corp.                                    98,241     972,586
#    Briggs & Stratton Corp.                                375,638   8,027,384
     Brink's Co. (The)                                       26,011     661,720
*    Broadwind Energy, Inc.                                     890      12,006
#*   Builders FirstSource, Inc.                              85,907     674,370
#*   CAI International, Inc.                                131,255   2,854,796
#*   Casella Waste Systems, Inc. Class A                     90,524     461,672
#*   CBIZ, Inc.                                             617,182   5,289,250
     CDI Corp.                                               99,514   1,524,554
     Ceco Environmental Corp.                               151,453   2,406,588
     Celadon Group, Inc.                                    222,298   5,115,077
#*   Cenveo, Inc.                                            35,336     109,188
#    Chicago Rivet & Machine Co.                             17,700     685,875

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
    CIRCOR International, Inc.                              125,623 $10,201,844
#*  Columbus McKinnon Corp.                                 168,931   4,474,982
    Comfort Systems USA, Inc.                               350,058   5,250,870
*   Command Security Corp.                                   17,842      35,238
#*  Commercial Vehicle Group, Inc.                          116,802   1,134,147
#   Compx International, Inc.                                18,270     168,084
    Conrad Industries, Inc.                                  18,700     742,390
#   Courier Corp.                                           120,220   1,746,797
*   Covenant Transportation Group, Inc. Class A              91,000     932,750
#*  CPI Aerostructures, Inc.                                 48,356     651,355
#*  CRA International, Inc.                                 101,190   2,202,906
*   CTPartners Executive Search, Inc.                         2,800      26,880
    Cubic Corp.                                               6,564     311,331
    Douglas Dynamics, Inc.                                  162,374   2,739,249
#*  Ducommun, Inc.                                           96,765   2,348,487
*   DXP Enterprises, Inc.                                    89,795  10,165,692
*   Dycom Industries, Inc.                                  281,104   8,826,666
#   Dynamic Materials Corp.                                  77,963   1,574,853
#*  Eagle Bulk Shipping, Inc.                                75,276     219,806
    Eastern Co. (The)                                        56,509     954,437
#*  Echo Global Logistics, Inc.                              64,619   1,263,948
#   Ecology and Environment, Inc. Class A                    19,292     185,010
    Encore Wire Corp.                                       214,854  10,469,835
#*  Energy Recovery, Inc.                                   244,812   1,250,989
#*  EnerNOC, Inc.                                           183,738   4,336,217
#*  Engility Holdings, Inc.                                  56,986   2,486,869
#   Ennis, Inc.                                             222,936   3,335,123
#*  EnPro Industries, Inc.                                  205,444  14,629,667
*   Environmental Tectonics Corp.                            60,400     126,538
    EnviroStar, Inc.                                         33,694     105,462
    ESCO Technologies, Inc.                                 154,937   5,177,995
#   Espey Manufacturing & Electronics Corp.                  35,587     946,614
    Exponent, Inc.                                          135,915   9,571,134
*   Federal Signal Corp.                                    531,756   8,072,056
    Forward Air Corp.                                       234,377  10,366,495
*   Franklin Covey Co.                                      169,691   3,439,637
#   FreightCar America, Inc.                                 66,862   1,755,796
*   FTI Consulting, Inc.                                      9,883     338,987
#*  Fuel Tech, Inc.                                         131,146     798,679
*   Furmanite Corp.                                         352,694   3,696,233
    G&K Services, Inc. Class A                              150,956   7,991,611
#*  Genco Shipping & Trading, Ltd.                           19,916      32,861
*   Gencor Industries, Inc.                                  12,836     134,650
#*  GenCorp, Inc.                                           240,744   4,227,465
#   General Cable Corp.                                      49,348   1,264,296
#*  Gibraltar Industries, Inc.                              273,574   4,672,644
#   Global Power Equipment Group, Inc.                       38,805     680,252
#*  Goldfield Corp. (The)                                    44,025      90,691
#   Gorman-Rupp Co. (The)                                   246,693   7,659,818
#*  GP Strategies Corp.                                     153,147   4,024,703
#*  GrafTech International, Ltd.                            189,567   2,125,046
#   Graham Corp.                                             69,416   2,071,373

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
#   Granite Construction, Inc.                              136,242 $ 5,092,726
*   Great Lakes Dredge & Dock Corp.                         437,870   3,778,818
#*  Greenbrier Cos., Inc. (The)                             233,628  12,251,452
#   Griffon Corp.                                           480,405   5,111,509
*   H&E Equipment Services, Inc.                            315,381  12,157,938
    Hardinge, Inc.                                           96,286   1,286,381
#*  Hawaiian Holdings, Inc.                                 491,286   7,099,083
#   Heartland Express, Inc.                                 192,910   4,197,722
#   Heidrick & Struggles International, Inc.                159,200   3,000,920
#*  Heritage-Crystal Clean, Inc.                             18,365     293,840
*   Hill International, Inc.                                317,051   2,130,583
*   Horizon Lines, Inc. Class A                              12,140       8,438
#   Houston Wire & Cable Co.                                188,718   2,351,426
*   Hudson Global, Inc.                                     131,868     468,131
#*  Hudson Technologies, Inc.                                20,484      66,880
#   Hurco Cos., Inc.                                         54,870   1,462,834
*   Huron Consulting Group, Inc.                            164,171  11,688,975
#*  Huttig Building Products, Inc.                          161,870     715,465
#   Hyster-Yale Materials Handling, Inc.                     65,138   6,278,652
*   ICF International, Inc.                                 113,924   4,439,618
#*  InnerWorkings, Inc.                                     134,708     969,898
#*  Innovative Solutions & Support, Inc.                    139,210     936,883
    Insperity, Inc.                                         195,519   6,268,339
    Insteel Industries, Inc.                                103,432   2,128,631
*   Integrated Electrical Services, Inc.                    118,179     733,892
*   Intelligent Systems Corp.                                 4,600       7,176
#   Interface, Inc.                                         511,409   9,200,248
#   International Shipholding Corp.                          58,108   1,565,430
#   Intersections, Inc.                                     155,119     871,769
    John Bean Technologies Corp.                            229,624   6,656,800
*   JPS Industries, Inc.                                     24,500     168,437
    Kadant, Inc.                                             98,109   3,409,288
#   Kaman Corp.                                             236,333   9,918,896
#   Kelly Services, Inc. Class A                            269,000   5,665,140
    Kelly Services, Inc. Class B                                635      14,421
*   Key Technology, Inc.                                     49,705     612,863
#*  KEYW Holding Corp. (The)                                  1,585      20,367
#   Kforce, Inc.                                            394,049   9,110,413
    Kimball International, Inc. Class B                     232,423   3,895,409
#   Knight Transportation, Inc.                              30,987     735,322
    Knoll, Inc.                                             371,899   6,764,843
*   Korn/Ferry International                                373,673  10,855,201
#*  Kratos Defense & Security Solutions, Inc.               272,616   1,968,288
*   Lawson Products, Inc.                                    82,104   1,375,242
#*  Layne Christensen Co.                                   138,686   2,415,910
    LB Foster Co. Class A                                   102,403   4,848,782
#   Lindsay Corp.                                           114,725  10,110,714
#*  LMI Aerospace, Inc.                                      89,747   1,224,149
    LS Starrett Co. (The) Class A                            51,344     801,993
#   LSI Industries, Inc.                                    202,268   1,539,259
#*  Luna Innovations, Inc.                                   17,526      25,237
*   Lydall, Inc.                                            140,104   3,279,835

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Industrials -- (Continued)
#*  Magnetek, Inc.                                           30,711 $   677,178
#*  Manitex International, Inc.                               6,450     106,167
    Marten Transport, Ltd.                                  305,134   7,158,444
    Mastech Holdings, Inc.                                   14,852     256,643
#   Matson, Inc.                                            146,373   3,467,576
#   McGrath RentCorp                                        229,906   7,260,431
*   Meritor, Inc.                                           436,308   5,178,976
#*  Metalico, Inc.                                          356,973     549,738
*   Mfri, Inc.                                               57,134     622,189
    Miller Industries, Inc.                                  79,825   1,546,210
*   Mistras Group, Inc.                                     115,597   2,625,208
    Mobile Mini, Inc.                                         6,128     270,735
    Mueller Water Products, Inc. Class A                  1,433,001  13,068,969
#   Multi-Color Corp.                                       105,053   3,661,097
#*  MYR Group, Inc.                                         175,437   4,115,752
#   National Presto Industries, Inc.                         40,703   2,941,199
*   Navigant Consulting, Inc.                               262,056   4,402,541
*   NCI Building Systems, Inc.                               39,552     618,593
#   NL Industries, Inc.                                     236,934   2,376,448
#   NN, Inc.                                                162,206   3,174,371
*   Nortek, Inc.                                              5,881     483,183
*   Northwest Pipe Co.                                       88,313   3,158,956
#*  Ocean Power Technologies, Inc.                           35,797      96,652
#*  Odyssey Marine Exploration, Inc.                        428,042     937,412
#   Omega Flex, Inc.                                        100,238   2,021,800
#*  Orbit International Corp.                                 2,185       6,205
*   Orbital Sciences Corp.                                  297,645   8,750,763
#*  Orion Energy Systems, Inc.                               43,964     233,009
#*  Orion Marine Group, Inc.                                 94,985   1,114,174
*   PAM Transportation Services, Inc.                        86,903   2,163,016
*   Park-Ohio Holdings Corp.                                 99,486   5,808,988
*   Patrick Industries, Inc.                                 80,051   3,207,644
#*  Patriot Transportation Holding, Inc.                     92,577   3,229,086
*   Paul Mueller Co.                                         10,813     481,178
#*  Pendrell Corp.                                          126,908     209,398
*   Performant Financial Corp.                                5,671      49,394
*   PGT, Inc.                                               206,105   2,050,745
#*  Pike Corp.                                              190,171   1,825,642
#*  Plug Power, Inc.                                            881       4,097
#*  PMFG, Inc.                                               94,438     535,463
    Powell Industries, Inc.                                 109,528   6,935,313
#*  PowerSecure International, Inc.                         213,282   4,741,259
    Preformed Line Products Co.                              51,643   3,086,186
    Primoris Services Corp.                                 306,313   8,570,638
    Providence and Worcester Railroad Co.                    18,747     326,948
    Quad/Graphics, Inc.                                      21,729     470,433
#*  Quality Distribution, Inc.                              216,711   2,724,057
#   Quanex Building Products Corp.                          290,563   5,474,207
#   Raven Industries, Inc.                                  372,560  11,512,104
#*  RBC Bearings, Inc.                                      147,224   9,166,166
*   RCM Technologies, Inc.                                  112,838     765,042
#*  Real Goods Solar, Inc. Class A                            1,796       5,262

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
*   Republic Airways Holdings, Inc.                         316,346 $ 2,628,835
    Resources Connection, Inc.                              242,823   3,304,821
#*  Roadrunner Transportation Systems, Inc.                 177,743   4,377,810
*   RPX Corp.                                               199,696   3,271,020
#*  Rush Enterprises, Inc. Class A                          235,211   7,550,273
*   Rush Enterprises, Inc. Class B                          115,888   3,277,313
#*  Saia, Inc.                                              194,263   7,997,808
#   Schawk, Inc.                                            243,811   4,876,220
*   Schuff International, Inc.                               53,200   1,448,104
    Servotronics, Inc.                                       24,804     192,107
    SIFCO Industries, Inc.                                   45,830   1,505,515
    SkyWest, Inc.                                           354,853   4,116,295
*   SL Industries, Inc.                                      54,267   1,491,800
#   SmartPros, Ltd.                                          38,973     133,677
#*  SP Plus Corp.                                           169,280   4,133,818
*   Sparton Corp.                                            47,951   1,302,349
#*  Standard Register Co. (The)                              46,975     341,038
    Standex International Corp.                             104,245   6,189,026
#*  Sterling Construction Co., Inc.                          89,784     689,541
#   Sun Hydraulics Corp.                                    227,730   9,309,602
*   Supreme Industries, Inc. Class A                        106,580     604,309
    Sypris Solutions, Inc.                                  166,119     503,341
#*  TAL International Group, Inc.                             6,708     282,943
#*  Taser International, Inc.                               542,529   8,761,843
#*  Team, Inc.                                              165,516   7,098,981
#*  Tecumseh Products Co. Class A                           118,547     712,467
*   Tecumseh Products Co. Class B                            10,870      63,481
*   Tel-Instrument Electronics Corp.                         18,440      92,200
#   Tennant Co.                                             162,899  10,391,327
*   Thermon Group Holdings, Inc.                             79,356   1,890,260
#   Titan International, Inc.                               387,570   6,786,351
#*  Titan Machinery, Inc.                                   153,783   2,712,732
#*  Transcat, Inc.                                           42,500     418,200
#*  TRC Cos., Inc.                                          200,030   1,186,178
#*  Trex Co., Inc.                                           68,334   5,365,586
*   Trimas Corp.                                            195,468   7,009,482
*   TrueBlue, Inc.                                          373,947  10,003,082
*   Tutor Perini Corp.                                      200,485   5,934,356
#   Twin Disc, Inc.                                          90,134   2,607,577
*   Ultralife Corp.                                          84,195     303,102
#*  Ultrapetrol Bahamas, Ltd.                                 6,299      17,826
    UniFirst Corp.                                           46,249   4,451,004
#*  UniTek Global Services, Inc.                                400         488
#   Universal Forest Products, Inc.                         156,828   7,918,246
*   Universal Security Instruments, Inc.                      2,177       9,143
#   Universal Truckload Services, Inc.                       77,353   1,907,525
    US Ecology, Inc.                                        190,423   8,502,387
#*  USA Truck, Inc.                                          66,021   1,099,910
*   Versar, Inc.                                             37,056     143,036
    Viad Corp.                                              188,199   4,337,987
*   Vicor Corp.                                             259,789   2,171,836
#*  Virco Manufacturing Corp.                               133,476     292,980

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Industrials -- (Continued)
#*   Volt Information Sciences, Inc.                       188,964 $  1,507,933
#    VSE Corp.                                              33,676    2,103,740
#*   Wabash National Corp.                                 566,205    7,564,499
*    Willdan Group, Inc.                                     6,636       30,990
*    Willis Lease Finance Corp.                             76,817    1,548,631
#*   Xerium Technologies, Inc.                               3,951       53,339
#*   XPO Logistics, Inc.                                   120,984    3,283,506
#*   YRC Worldwide, Inc.                                     5,947      133,391
                                                                   ------------
Total Industrials                                                   889,610,965
                                                                   ------------
Information Technology -- (14.7%)
#*   3D Systems Corp.                                          255       12,072
*    Actuate Corp.                                         519,122    2,922,657
#*   ADDvantage Technologies Group, Inc.                    84,703      284,602
     ADTRAN, Inc.                                           47,463    1,064,595
*    Advanced Energy Industries, Inc.                      424,603    9,290,314
*    Advanced Photonix, Inc. Class A                        65,272       35,900
     Advent Software, Inc.                                  11,200      322,784
#*   Aehr Test Systems                                      42,505      108,813
*    Aeroflex Holding Corp.                                266,049    2,035,275
#*   Aetrium, Inc.                                             261        1,318
*    Agilysys, Inc.                                        176,406    2,212,131
#*   Alpha & Omega Semiconductor, Ltd.                      74,081      533,383
#    American Software, Inc. Class A                       222,349    2,143,444
#*   Amkor Technology, Inc.                                385,318    3,063,278
#*   Amtech Systems, Inc.                                   73,481      628,263
#*   ANADIGICS, Inc.                                       402,444      503,055
*    Applied Micro Circuits Corp.                           71,328      692,595
#*   Astea International, Inc.                              11,800       20,532
     Astro-Med, Inc.                                        58,981      741,391
#*   Audience, Inc.                                          5,765       66,298
*    Autobytel, Inc.                                        78,058      971,042
#*   AVG Technologies NV                                    69,717    1,305,799
#*   Aviat Networks, Inc.                                  333,538      503,642
#*   Avid Technology, Inc.                                 199,073    1,503,001
#*   Aware, Inc.                                           140,464      778,171
*    Axcelis Technologies, Inc.                            914,667    1,637,254
*    AXT, Inc.                                             285,411      616,488
#    Badger Meter, Inc.                                    150,266    7,445,680
*    Bazaarvoice, Inc.                                      24,967      167,778
#    Bel Fuse, Inc. Class A                                 33,988      691,996
     Bel Fuse, Inc. Class B                                 92,406    2,010,755
*    Benchmark Electronics, Inc.                            15,515      359,638
#    Black Box Corp.                                       143,976    3,060,930
*    Blonder Tongue Laboratories                            61,201       55,081
#*   Blucora, Inc.                                         403,077    7,759,232
*    Bogen Communications International                     33,103       34,096
(o)  Bogen Corp.                                            33,103           --
#*   Bottomline Technologies de, Inc.                      239,784    7,586,766
#*   BroadVision, Inc.                                      16,737      166,031
     Brooks Automation, Inc.                               460,907    4,715,079
*    Bsquare Corp.                                          86,633      277,226

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Information Technology -- (Continued)
*     BTU International, Inc.                                 74,894 $  219,439
*     Cabot Microelectronics Corp.                           220,433  9,560,179
#*    CalAmp Corp.                                           397,960  7,063,790
*     Calix, Inc.                                            284,877  2,509,766
*     Cascade Microtech, Inc.                                104,184  1,112,685
#     Cass Information Systems, Inc.                          57,671  2,912,962
#*    Ceva, Inc.                                             132,406  2,148,949
*     Checkpoint Systems, Inc.                               212,963  2,719,538
#*    China Information Technology, Inc.                      21,602     87,704
#*    ChyronHego Corp.                                           315        753
*     CIBER, Inc.                                            425,483  1,838,087
#*    Cinedigm Corp.                                         698,916  1,747,290
#*    Cirrus Logic, Inc.                                       6,589    146,935
#*    Clearfield, Inc.                                        97,450  1,535,812
#*    Coherent, Inc.                                           5,570    332,585
#     Cohu, Inc.                                             158,816  1,635,805
(o)#  Commerce One, LLC                                        4,800         --
#     Communications Systems, Inc.                            79,847    965,350
#     Computer Task Group, Inc.                              178,201  2,817,358
*     comScore, Inc.                                          26,879    842,119
      Comtech Telecommunications Corp.                       137,502  4,365,688
*     Comverse, Inc.                                          29,262    729,794
      Concurrent Computer Corp.                               30,451    255,484
*     Constant Contact, Inc.                                 188,357  4,870,912
#*    Cray, Inc.                                             298,165  8,560,317
#*    Crexendo, Inc.                                         104,126    331,121
#     CSG Systems International, Inc.                        274,028  7,223,378
      CSP, Inc.                                               49,891    378,174
#     CTS Corp.                                              265,469  4,722,694
#*    CVD Equipment Corp.                                     31,867    425,424
#*    CyberOptics Corp.                                       56,931    428,121
      Daktronics, Inc.                                       282,334  3,675,989
*     Data I/O Corp.                                          77,000    200,200
#*    Datalink Corp.                                         125,850  1,615,914
#*    Dataram Corp.                                            4,543     12,175
#*    Datawatch Corp.                                         18,488    250,143
*     Dealertrack Technologies, Inc.                           5,231    239,004
#*    Demand Media, Inc.                                     205,732    855,845
#*    Dice Holdings, Inc.                                    450,302  3,444,810
*     Digi International, Inc.                               235,310  2,084,847
#     Digimarc Corp.                                          59,341  1,959,440
*     Digital River, Inc.                                     81,630  1,248,123
*     Diodes, Inc.                                           165,068  4,352,843
#*    Document Security Systems, Inc.                          4,100      5,207
*     Dot Hill Systems Corp.                                 557,426  2,302,169
*     DSP Group, Inc.                                        236,464  1,882,253
#*    DTS, Inc.                                              171,789  3,196,993
#     EarthLink Holdings Corp.                               625,929  2,134,418
#*    Eastman Kodak Co.                                          400     11,948
#     Ebix, Inc.                                             244,088  3,851,709
#*    Echelon Corp.                                          177,346    459,326
*     Edgewater Technology, Inc.                              87,868    622,105

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
#*  Elecsys Corp.                                            31,697 $   429,811
#   Electro Rent Corp.                                      237,405   3,834,091
#   Electro Scientific Industries, Inc.                     117,051     992,592
#   Electro-Sensors, Inc.                                     3,450      13,610
*   Electronics for Imaging, Inc.                           378,928  14,319,689
#*  Ellie Mae, Inc.                                          73,163   1,784,446
#*  eMagin Corp.                                             52,807     127,265
#*  Emcore Corp.                                            149,543     722,293
*   Emulex Corp.                                            476,795   3,409,084
*   Entegris, Inc.                                          764,909   8,482,841
#*  Entropic Communications, Inc.                           544,365   2,008,707
*   Envestnet, Inc.                                         123,001   4,532,587
#*  Envivio, Inc.                                            10,076      26,802
*   EPAM Systems, Inc.                                        4,448     138,466
    EPIQ Systems, Inc.                                      280,862   3,592,225
*   ePlus, Inc.                                              55,397   2,772,066
#*  Euronet Worldwide, Inc.                                 121,975   5,609,630
#   Evolving Systems, Inc.                                   35,800     312,176
#*  Exar Corp.                                              412,401   4,462,179
*   ExlService Holdings, Inc.                               253,675   7,177,734
*   Extreme Networks, Inc.                                  666,754   3,813,833
*   Fabrinet                                                163,828   3,538,685
*   FalconStor Software, Inc.                               374,959     569,938
*   FARO Technologies, Inc.                                 129,203   5,155,200
*   FormFactor, Inc.                                        203,197   1,168,383
#   Forrester Research, Inc.                                255,158   9,040,248
*   Frequency Electronics, Inc.                              74,860     797,633
#*  Giga-tronics, Inc.                                       27,752      33,302
#*  GigOptix, Inc.                                           17,808      28,315
*   Global Cash Access Holdings, Inc.                       560,779   3,701,141
#   Globalscape, Inc.                                        10,430      25,762
#*  GSE Systems, Inc.                                       127,249     222,686
*   GSI Group, Inc.                                          88,271   1,071,610
#*  GSI Technology, Inc.                                    126,100     800,735
#*  GT Advanced Technologies, Inc.                          337,635   5,608,117
*   GTT Communications, Inc.                                    900      10,890
#*  Guidance Software, Inc.                                  27,483     253,118
    Hackett Group, Inc. (The)                               397,920   2,387,520
#*  Harmonic, Inc.                                          852,548   5,993,412
#   Heartland Payment Systems, Inc.                         339,474  13,898,066
*   Higher One Holdings, Inc.                               210,493   1,260,853
#*  Hutchinson Technology, Inc.                             231,183     642,689
#*  ID Systems, Inc.                                         55,135     310,410
*   Identive Group, Inc.                                    195,156     165,883
#*  IEC Electronics Corp.                                    39,059     173,813
*   iGATE Corp.                                             444,069  16,252,925
*   II-VI, Inc.                                              68,529     986,818
*   Ikanos Communications, Inc.                              64,641      38,461
#*  Imation Corp.                                           190,372     822,407
#*  Immersion Corp.                                          74,543     845,318
#*  Infinera Corp.                                          832,336   7,457,731
*   Innodata, Inc.                                          217,125     731,711

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
*   Inphi Corp.                                              88,825 $ 1,313,722
*   Insight Enterprises, Inc.                               373,551   9,757,152
*   Integrated Device Technology, Inc.                    1,086,430  12,678,638
*   Integrated Silicon Solution, Inc.                       223,348   3,229,612
*   Interactive Intelligence Group, Inc.                     87,187   5,455,291
#   InterDigital, Inc.                                       26,184     909,108
#*  Internap Network Services Corp.                         559,685   3,761,083
#*  Internet Patents Corp.                                   12,966      41,621
*   Interphase Corp.                                         29,534     160,960
    Intersil Corp. Class A                                   96,769   1,194,129
#*  inTEST Corp.                                             84,141     347,502
#*  Intevac, Inc.                                           169,582   1,365,135
*   IntraLinks Holdings, Inc.                               107,364     982,381
*   IntriCon Corp.                                           53,872     356,094
#*  Inuvo, Inc.                                               1,309       1,008
#*  iPass, Inc.                                             366,725     594,094
*   Iteris, Inc.                                             52,380     101,617
#*  Itron, Inc.                                               3,430     130,340
*   Ixia                                                    501,523   6,228,916
#   IXYS Corp.                                              310,460   3,349,863
#*  Kemet Corp.                                             234,957   1,177,135
*   Key Tronic Corp.                                         21,206     222,239
#*  Kofax, Ltd.                                              27,836     210,997
#*  Kopin Corp.                                             668,444   2,179,127
*   Kulicke & Soffa Industries, Inc.                        559,160   8,225,244
#*  KVH Industries, Inc.                                    157,667   2,130,081
*   Lantronix, Inc.                                              45          96
*   Lattice Semiconductor Corp.                           1,148,075   9,666,791
*   LGL Group, Inc. (The)                                    29,250     143,325
#*  Lightpath Technologies, Inc. Class A                      8,650      12,629
#*  Limelight Networks, Inc.                                662,009   1,370,359
*   Lionbridge Technologies, Inc.                           320,580   1,885,010
*   LogMeIn, Inc.                                             4,631     210,479
#*  LoJack Corp.                                            174,726     990,696
*   LTX-Credence Corp.                                      422,276   4,066,518
#*  M/A-COM Technology Solutions Holdings, Inc.               3,445      60,322
*   Magnachip Semiconductor Corp.                           312,109   4,369,526
*   Management Network Group, Inc.                           24,412      99,845
*   Manhattan Associates, Inc.                              797,364  25,140,887
#   ManTech International Corp. Class A                      42,211   1,259,154
#   Marchex, Inc. Class B                                   148,124   1,370,147
#*  Mattersight Corp.                                        99,108     625,371
*   Mattson Technology, Inc.                                 51,313     102,113
*   MaxLinear, Inc. Class A                                  23,256     183,025
#*  Maxwell Technologies, Inc.                              154,174   2,321,860
*   Measurement Specialties, Inc.                           108,342   6,971,808
#*  Mediabistro, Inc.                                        12,821      14,616
#*  MeetMe, Inc.                                              6,965      19,363
*   Mercury Systems, Inc.                                   210,955   2,944,932
#   Mesa Laboratories, Inc.                                  31,800   2,725,260
    Methode Electronics, Inc.                               439,533  12,192,645
    Micrel, Inc.                                            539,999   5,378,390

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
    MOCON, Inc.                                              63,175 $ 1,009,536
#*  ModusLink Global Solutions, Inc.                        200,546     810,206
*   MoneyGram International, Inc.                            38,355     506,286
*   Monolithic Power Systems, Inc.                          264,838   9,825,490
#   Monotype Imaging Holdings, Inc.                         280,133   7,398,313
*   Monster Worldwide, Inc.                                 550,908   3,795,756
#*  MoSys, Inc.                                             156,341     611,293
*   Move, Inc.                                              363,701   3,887,964
*   MRV Communications, Inc.                                 60,544     727,133
#   MTS Systems Corp.                                       166,467  10,732,127
*   Multi-Fineline Electronix, Inc.                         172,743   2,138,558
#*  Nanometrics, Inc.                                       176,927   2,876,833
*   NAPCO Security Technologies, Inc.                       307,597   1,796,366
*   NCI, Inc. Class A                                        49,172     490,245
#*  NeoPhotonics Corp.                                        7,784      44,914
#*  NETGEAR, Inc.                                            46,005   1,485,961
#*  Netlist, Inc.                                            75,583     122,444
*   Netscout Systems, Inc.                                  328,700  12,806,152
*   Newport Corp.                                           335,744   6,271,698
#*  Newtek Business Services, Inc.                          238,782     659,038
    NIC, Inc.                                               476,066   8,731,050
#*  Novatel Wireless, Inc.                                  192,218     347,915
#*  Numerex Corp. Class A                                    72,177     739,814
#*  Oclaro, Inc.                                            349,960   1,189,864
*   OmniVision Technologies, Inc.                           451,533   8,818,439
#*  Omtool, Ltd.                                             30,770      77,079
#*  Onvia, Inc.                                               6,308      32,896
*   Oplink Communications, Inc.                             116,068   1,989,406
#   Optical Cable Corp.                                      55,836     211,618
*   OSI Systems, Inc.                                       114,986   6,417,369
#*  Overland Storage, Inc.                                    8,146      28,430
*   PAR Technology Corp.                                    131,950     637,318
    Park Electrochemical Corp.                              188,454   5,024,184
#*  Parkervision, Inc.                                      162,757     742,172
    PC Connection, Inc.                                     102,863   2,058,289
    PC-Tel, Inc.                                            183,140   1,510,905
#*  PCM, Inc.                                               115,111   1,199,457
#*  PDF Solutions, Inc.                                     148,438   2,786,181
    Pegasystems, Inc.                                        15,988     264,921
#   Perceptron, Inc.                                         58,089     685,450
*   Perficient, Inc.                                        243,044   4,440,414
*   Pericom Semiconductor Corp.                             223,214   1,801,337
#*  Pfsweb, Inc.                                             24,219     194,721
#*  Photronics, Inc.                                        436,425   3,788,169
#*  Pixelworks, Inc.                                         20,382     104,560
#*  Planar Systems, Inc.                                    162,065     356,543
*   Plexus Corp.                                            143,673   6,022,772
#*  PLX Technology, Inc.                                     90,891     527,168
*   PMC-Sierra, Inc.                                        304,131   2,080,256
*   PRGX Global, Inc.                                       126,075     810,662
#*  Procera Networks, Inc.                                   30,506     282,486
*   Progress Software Corp.                                  86,515   1,856,612

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
*   PROS Holdings, Inc.                                       5,410 $   148,234
#*  Pulse Electronics Corp.                                   1,330       4,389
    QAD, Inc. Class A                                       126,079   2,401,805
    QAD, Inc. Class B                                        31,205     486,486
*   QLogic Corp.                                            223,286   2,585,652
#*  Qualstar Corp.                                           90,434     136,555
#*  Quantum Corp.                                           197,314     213,099
#*  QuickLogic Corp.                                         22,913     108,378
*   QuinStreet, Inc.                                         48,923     298,430
*   Qumu Corp.                                               85,784   1,153,795
#*  Radisys Corp.                                           200,806     642,579
#*  Rambus, Inc.                                            501,755   6,066,218
#*  RealD, Inc.                                             168,429   1,845,982
#*  RealNetworks, Inc.                                      303,361   2,287,342
#*  Reis, Inc.                                               85,111   1,400,927
*   Relm Wireless Corp.                                      37,546     120,898
#*  Remark Media, Inc.                                        1,102       6,348
#*  Research Frontiers, Inc.                                  6,000      27,300
#   RF Industries, Ltd.                                      56,930     347,842
*   RF Micro Devices, Inc.                                  143,500   1,211,140
#   Richardson Electronics, Ltd.                            130,504   1,307,650
#*  Rofin-Sinar Technologies, Inc.                          157,809   3,503,360
*   Rogers Corp.                                            119,131   7,150,243
*   Rosetta Stone, Inc.                                     106,885   1,273,000
*   Rubicon Technology, Inc.                                107,403   1,087,992
#*  Rudolph Technologies, Inc.                              272,566   2,483,076
*   Saba Software, Inc.                                      22,758     250,338
*   Sanmina Corp.                                           310,993   6,297,608
*   ScanSource, Inc.                                        234,286   8,998,925
*   Seachange International, Inc.                           278,047   2,605,300
*   Selectica, Inc.                                          26,569     158,086
*   ServiceSource International, Inc.                        11,263      70,281
#*  Sevcon, Inc.                                             56,400     614,196
*   ShoreTel, Inc.                                          313,168   2,364,418
*   Sigma Designs, Inc.                                     215,289     811,640
#*  Sigmatron International, Inc.                            18,200     187,824
#*  Silicon Graphics International Corp.                     94,627   1,143,094
*   Silicon Image, Inc.                                     575,402   3,228,005
#*  Smith Micro Software, Inc.                              149,113     247,528
*   SMTC Corp.                                               16,231      24,833
#*  Sonic Foundry, Inc.                                      23,066     236,657
#*  Sonus Networks, Inc.                                  1,960,671   6,411,394
*   Spansion, Inc. Class A                                  320,288   5,710,735
#*  Spark Networks, Inc.                                      8,362      37,880
#*  Speed Commerce, Inc.                                    242,969     801,798
#*  Stamps.com, Inc.                                        103,218   3,582,697
*   StarTek, Inc.                                           131,000     910,450
#*  SunEdison, Inc.                                       1,431,312  27,524,130
#*  SunPower Corp.                                           24,615     822,633
#*  Super Micro Computer, Inc.                              285,572   5,814,246
#*  support.com, Inc.                                       313,284     773,811
*   Sykes Enterprises, Inc.                                 292,911   5,796,709

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Information Technology -- (Continued)
#*  Synaptics, Inc.                                         99,153 $  6,162,359
#*  Synchronoss Technologies, Inc.                         129,082    3,929,256
#*  Technical Communications Corp.                           7,300       43,143
#*  TeleCommunication Systems, Inc. Class A                348,122      887,711
*   Telenav, Inc.                                          137,634      843,696
*   TeleTech Holdings, Inc.                                126,513    3,052,759
#   Tessco Technologies, Inc.                               64,382    2,117,524
    Tessera Technologies, Inc.                             408,021    8,947,901
    TheStreet, Inc.                                        233,363      599,743
#   Transact Technologies, Inc.                             90,009      962,196
#*  Travelzoo, Inc.                                         38,032      682,294
*   Trio Tech International                                  3,392       10,668
#*  TriQuint Semiconductor, Inc.                           757,922   10,747,334
*   TSR, Inc.                                               60,552      183,473
#*  TTM Technologies, Inc.                                 248,913    1,963,924
#*  Tyler Technologies, Inc.                               200,480   16,369,192
#*  Ultra Clean Holdings, Inc.                             137,203    1,168,970
#*  Ultratech, Inc.                                        231,677    6,167,242
#*  Unisys Corp.                                           458,158   11,165,310
    United Online, Inc.                                    126,670    1,501,039
#*  Universal Display Corp.                                  4,733      123,295
#*  Unwired Planet, Inc.                                   137,239      312,905
#*  USA Technologies, Inc.                                   7,207       14,558
#*  UTStarcom Holdings Corp.                                51,647      159,589
#*  Veeco Instruments, Inc.                                 29,532    1,091,798
#*  Viasystems Group, Inc.                                 150,028    1,803,337
*   Vicon Industries, Inc.                                  45,650      133,298
*   Video Display Corp.                                     85,637      297,160
#*  Virtusa Corp.                                          234,601    7,734,795
#*  Vishay Precision Group, Inc.                           107,071    1,737,762
#*  Vocus, Inc.                                             22,742      408,901
#*  Vringo, Inc.                                            65,154      266,480
    Wayside Technology Group, Inc.                          30,941      500,007
*   Web.com Group, Inc.                                    130,398    4,004,523
#*  WebMD Health Corp.                                      26,040    1,148,104
#*  Westell Technologies, Inc. Class A                     434,491    1,416,441
#*  Wireless Telecom Group, Inc.                           225,386      534,165
*   XO Group, Inc.                                         204,725    2,174,179
#*  Zhone Technologies, Inc.                                74,478      206,304
#*  Zix Corp.                                              375,767    1,232,516
*   Zygo Corp.                                             155,178    2,985,625
                                                                   ------------
Total Information Technology                                        841,276,404
                                                                   ------------
Materials -- (5.0%)
    A Schulman, Inc.                                       284,712   10,226,855
*   AEP Industries, Inc.                                    60,994    2,172,606
#*  AK Steel Holding Corp.                                 116,134      812,938
#*  AM Castle & Co.                                        140,254    1,722,319
    AMCOL International Corp.                              270,805   12,416,409
*   American Biltrite, Inc.                                    868      364,560
#   American Vanguard Corp.                                229,229    4,082,568
#   Ampco-Pittsburgh Corp.                                  85,409    1,710,742

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Materials -- (Continued)
#*  Arabian American Development Co.                        108,773 $ 1,188,889
    Balchem Corp.                                           156,477   9,693,750
*   Boise Cascade Co.                                        23,064     577,061
*   Calgon Carbon Corp.                                     504,688  10,108,901
#*  Century Aluminum Co.                                    471,800   6,487,250
#   Chase Corp.                                              76,372   2,378,224
*   Clearwater Paper Corp.                                  188,063  11,545,188
#*  Codexis, Inc.                                            46,517      79,079
#*  Coeur Mining, Inc.                                       15,429     133,615
#*  Contango ORE, Inc.                                        1,592      18,945
*   Continental Materials Corp.                              14,518     268,656
#*  Core Molding Technologies, Inc.                          59,433     713,790
#   Deltic Timber Corp.                                      75,765   4,602,724
#   Detrex Corp.                                             10,200     346,800
#*  Ferro Corp.                                             350,663   4,551,606
    Flamemaster Corp.                                           189       2,107
#*  Flotek Industries, Inc.                                 458,236  12,835,190
    Friedman Industries, Inc.                                60,300     517,374
#   FutureFuel Corp.                                        173,086   3,473,836
#*  General Moly, Inc.                                      418,681     460,549
    Globe Specialty Metals, Inc.                            216,483   4,195,441
#*  Golden Minerals Co.                                      64,771      45,340
#   Hawkins, Inc.                                           101,706   3,681,757
#   Haynes International, Inc.                               82,737   4,389,198
*   Headwaters, Inc.                                        363,871   4,541,110
#*  Horsehead Holding Corp.                                 271,138   4,227,041
    Innophos Holdings, Inc.                                 163,127   9,206,888
    Innospec, Inc.                                          176,716   7,609,391
#   Kaiser Aluminum Corp.                                   112,530   7,922,112
*   KapStone Paper and Packaging Corp.                      640,153  16,887,236
#   KMG Chemicals, Inc.                                      59,564     929,794
    Koppers Holdings, Inc.                                  160,122   6,837,209
*   Kraton Performance Polymers, Inc.                       175,021   4,559,297
#*  Landec Corp.                                            252,517   2,994,852
#*  LSB Industries, Inc.                                    164,452   6,280,422
    Materion Corp.                                          126,397   4,253,259
#*  McEwen Mining, Inc.                                     249,572     598,973
#*  Mercer International, Inc.                              222,551   1,842,722
#*  Mines Management, Inc.                                   33,421      42,445
    Myers Industries, Inc.                                  295,298   5,522,073
    Neenah Paper, Inc.                                      118,761   5,981,992
    Noranda Aluminum Holding Corp.                          189,386     672,320
*   Northern Technologies International Corp.                38,414     812,456
#   Olympic Steel, Inc.                                      78,436   2,067,573
#   OM Group, Inc.                                          155,757   4,562,122
#*  OMNOVA Solutions, Inc.                                  259,957   2,370,808
#*  Penford Corp.                                           111,720   1,407,672
    PH Glatfelter Co.                                       390,769   9,972,425
#   Quaker Chemical Corp.                                   108,491   8,074,985
*   Resolute Forest Products, Inc.                            4,200      74,928
#*  RevettMining Co., Inc.                                    2,968       2,434
*   RTI International Metals, Inc.                          207,357   5,839,173

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Materials -- (Continued)
#      Schnitzer Steel Industries, Inc. Class A             91,996 $  2,582,328
       Schweitzer-Mauduit International, Inc.               34,666    1,512,824
#*     Senomyx, Inc.                                       241,135    1,974,896
#*     Solitario Exploration & Royalty Corp.                 2,939        3,115
       Stepan Co.                                          164,813    9,531,136
#*     Stillwater Mining Co.                                31,090      490,600
*      SunCoke Energy, Inc.                                  8,040      167,795
#      Synalloy Corp.                                       57,753      895,171
#*     Texas Industries, Inc.                               33,475    2,902,282
       Tredegar Corp.                                      327,679    6,819,000
*      UFP Technologies, Inc.                               11,800      299,248
#      United States Lime & Minerals, Inc.                  61,245    3,310,905
#*     Universal Stainless & Alloy Products, Inc.           54,274    1,947,894
#      US Silica Holdings, Inc.                              2,439      110,170
#*     Verso Paper Corp.                                     6,475       17,612
       Vulcan International Corp.                            8,251      343,242
#      Wausau Paper Corp.                                  508,218    6,078,287
*      Webco Industries, Inc.                                3,750      393,750
#      Zep, Inc.                                           127,813    2,209,887
                                                                   ------------
Total Materials                                                     283,488,121
                                                                   ------------
Other -- (0.0%)
(o)*   Allen Organ Co. Escrow Shares                         4,700           --
(o)    Big 4 Ranch, Inc.                                    35,000           --
(o)*   Brooklyn Federal Bancorp, Inc. Escrow Shares         37,150           --
(o)*   Concord Camera Corp. Escrow Shares                   49,560           --
(o)*   DLB Oil & Gas, Inc. Escrow Shares                     7,600           --
(o)*   EquiMed, Inc                                            132           --
(o)*   First Commerce Bancorp Escrow Shares                 50,014           --
(o)*   FRD Acquisition Co. Escrow Shares                   294,513           --
(o)#*  Gerber Scientific, Inc. Escrow Shares               214,642           --
(o)*   Petrocorp, Inc. Escrow Shares                        37,100           --
                                                                   ------------
Total Other                                                                  --
                                                                   ------------
Telecommunication Services -- (1.0%)
#*     8x8, Inc.                                            34,948      338,996
#*     Alaska Communications Systems Group, Inc.            38,055       71,924
#      Alteva                                               35,460      214,533
       Atlantic Tele-Network, Inc.                          90,410    5,349,560
#*     Boingo Wireless, Inc.                                23,503      155,120
*      Cbeyond, Inc.                                       163,307    1,615,106
*      Cincinnati Bell, Inc.                               901,983    3,021,643
#      Consolidated Communications Holdings, Inc.          262,510    5,229,199
#*     General Communication, Inc. Class A                 450,409    4,702,270
#*     Hawaiian Telcom Holdco, Inc.                          6,759      179,924
#      HC2 Holdings, Inc.                                   87,300      343,089
#      HickoryTech Corp.                                   135,774    1,611,637
       IDT Corp. Class B                                   201,550    3,192,552
       Inteliquent, Inc.                                   295,615    4,032,189
#*     Iridium Communications, Inc.                        286,734    1,912,516
*      LICT Corp.                                                1        2,021
#      Lumos Networks Corp.                                127,816    1,688,449

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                        SHARES       VALUE+
                                                       --------- --------------
Telecommunication Services -- (Continued)
#      NTELOS Holdings Corp.                              91,497 $    1,261,744
#*     ORBCOMM, Inc.                                     241,599      1,514,826
#*     Premiere Global Services, Inc.                    603,877      7,681,315
#      Shenandoah Telecommunications Co.                  95,287      2,670,895
#*     Straight Path Communications, Inc. Class B         89,547        626,829
       USA Mobility, Inc.                                127,525      2,184,503
*      Vonage Holdings Corp.                           1,329,911      5,106,858
                                                                 --------------
Total Telecommunication Services                                     54,707,698
                                                                 --------------
Utilities -- (1.4%)
#      American States Water Co.                         357,090     10,841,252
#      Artesian Resources Corp. Class A                   21,573        475,037
#*     Cadiz, Inc.                                         5,888         37,860
       California Water Service Group                    381,833      8,591,242
       Chesapeake Utilities Corp.                         78,992      4,997,034
#      Connecticut Water Service, Inc.                    83,481      2,713,132
#      Consolidated Water Co., Ltd.                       35,087        407,711
#      Delta Natural Gas Co., Inc.                        40,000        762,800
       El Paso Electric Co.                               14,896        563,367
       Empire District Electric Co. (The)                348,823      8,483,375
#      Gas Natural, Inc.                                  23,382        254,864
*      Genie Energy, Ltd. Class B                        200,893      1,627,233
       Laclede Group, Inc. (The)                         156,635      7,426,065
#      MGE Energy, Inc.                                  290,655     11,108,834
#      Middlesex Water Co.                               113,157      2,300,482
#      Northwest Natural Gas Co.                          65,744      2,910,487
#      Ormat Technologies, Inc.                           49,789      1,328,371
#      Otter Tail Corp.                                  253,809      7,436,604
       RGC Resources, Inc.                                 9,396        179,464
#      SJW Corp.                                         176,960      4,818,621
#      Unitil Corp.                                       92,471      3,070,037
#      York Water Co.                                     68,182      1,364,322
                                                                 --------------
Total Utilities                                                      81,698,194
                                                                 --------------
TOTAL COMMON STOCKS                                               4,771,050,960
                                                                 --------------
PREFERRED STOCKS -- (0.0%)

Other -- (0.0%)
(o)*   Enron TOPRS Escrow Shares                          37,101             --
                                                                 --------------
RIGHTS/WARRANTS -- (0.0%)
(o)*   Capital Bank Corp. Contingent Value Rights         12,543             --
(o)#*  Dynegy, Inc. Warrants 10/02/17                     23,626         51,977
(o)*   Leap Wireless International, Inc. Contingent
         Value Rights                                    104,000        262,080
(o)*   LGL Group, Inc. (The) Warrants 08/06/18           146,250          8,775
(o)#*  Magnum Hunter Resources Corp. Warrants 04/15/16    82,112             --
(o)#*  PhotoMedex, Inc. Contingent Value Warrants
         12/13/14                                            957             --
(o)*   Tejon Ranch Co. Warrants 08/31/16                  10,231         34,786
(o)*   U.S. Concrete, Inc. Warrants Class A 08/31/17       9,505         57,505

U.S. MICRO CAP PORTFOLIO
CONTINUED

                                                       SHARES        VALUE+
                                                      ---------- --------------
(o)*  U.S. Concrete, Inc. Warrants Class B 08/31/17        6,954 $       27,816
                                                                 --------------
TOTAL RIGHTS/WARRANTS                                                   442,939
                                                                 --------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional Liquid
        Reserves, 0.074%                              13,684,516     13,684,516
                                                                 --------------

                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)
                                                      ----------
SECURITIES LENDING COLLATERAL -- (16.4%)
(S)@  DFA Short Term Investment Fund                  80,788,021    934,717,403
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $4,074,714,677)              $5,719,895,818
                                                                 ==============

U.S. MICRO CAP PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                             --------------------------------------------------
                                LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                             -------------- ------------ ------- --------------
Common Stocks
   Consumer Discretionary    $  843,342,070 $      3,726   --    $  843,345,796
   Consumer Staples             200,536,571           --   --       200,536,571
   Energy                       296,876,384           --   --       296,876,384
   Financials                   817,859,351       40,216   --       817,899,567
   Health Care                  461,416,467      194,793   --       461,611,260
   Industrials                  889,606,810        4,155   --       889,610,965
   Information Technology       841,276,404           --   --       841,276,404
   Materials                    283,488,121           --   --       283,488,121
   Other                                 --           --   --                --
   Telecommunication
     Services                    54,707,698           --   --        54,707,698
   Utilities                     81,698,194           --   --        81,698,194
Preferred Stocks
   Other                                 --           --   --                --
Rights/Warrants                          --      442,939   --           442,939
Temporary Cash Investments       13,684,516           --   --        13,684,516
Securities Lending
  Collateral                             --  934,717,403   --       934,717,403
                             -------------- ------------   --    --------------
TOTAL                        $4,784,492,586 $935,403,232   --    $5,719,895,818
                             ============== ============   ==    ==============

                     DFA REAL ESTATE SECURITIES PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                          SHARES      VALUE+
                                                         --------- ------------
COMMON STOCKS -- (90.4%)

Real Estate Investment Trusts -- (90.4%)
#   Acadia Realty Trust                                    580,580 $ 15,751,135
#   Agree Realty Corp.                                     114,650    3,424,595
#   Alexander's, Inc.                                       48,381   16,728,215
    Alexandria Real Estate Equities, Inc.                  752,209   55,528,068
#   American Assets Trust, Inc.                            106,284    3,608,342
    American Campus Communities, Inc.                    1,102,469   42,114,316
#   American Realty Capital Properties, Inc.             2,343,374   30,674,766
    Apartment Investment & Management Co. Class A        1,543,197   47,576,763
#   Ashford Hospitality Prime, Inc.                        149,219    2,289,019
    Ashford Hospitality Trust, Inc.                        798,868    8,196,386
#   Associated Estates Realty Corp.                        540,218    9,064,858
    AvalonBay Communities, Inc.                          1,289,209  176,041,489
    BioMed Realty Trust, Inc.                            2,007,467   41,956,060
    Boston Properties, Inc.                              1,593,847  186,703,238
#   Brandywine Realty Trust                              1,639,566   23,855,685
    Camden Property Trust                                  899,150   61,582,783
#   Campus Crest Communities, Inc.                         603,159    5,193,199
#   CBL & Associates Properties, Inc.                    1,712,564   31,117,288
#   Cedar Realty Trust, Inc.                               598,629    3,705,514
#   Chatham Lodging Trust                                   43,035      874,902
    Chesapeake Lodging Trust                               199,225    5,377,083
#   CommonWealth REIT                                      856,678   21,768,188
#   Corporate Office Properties Trust                      909,510   24,329,392
    Cousins Properties, Inc.                             1,693,154   19,691,381
#   CubeSmart                                            1,390,743   25,867,820
    DCT Industrial Trust, Inc.                           3,434,704   26,859,385
#   DDR Corp.                                            3,171,416   54,453,213
    DiamondRock Hospitality Co.                          2,048,505   25,135,156
#   Digital Realty Trust, Inc.                           1,335,363   71,308,384
    Douglas Emmett, Inc.                                 1,411,552   38,958,835
    Duke Realty Corp.                                    3,429,756   60,089,325
#   DuPont Fabros Technology, Inc.                         690,548   16,731,978
#   EastGroup Properties, Inc.                             317,164   20,060,623
    Education Realty Trust, Inc.                         1,208,288   12,324,538
#   EPR Properties                                         539,553   28,925,436
    Equity Lifestyle Properties, Inc.                      825,232   34,552,464
    Equity One, Inc.                                       679,835   15,316,683
    Equity Residential                                   3,570,728  212,244,072
#   Essex Property Trust, Inc.                             623,473  108,022,932
#   Excel Trust, Inc.                                      323,423    4,081,598
    Extra Space Storage, Inc.                            1,144,911   59,913,193
#   Federal Realty Investment Trust                        698,327   82,081,356
#   FelCor Lodging Trust, Inc.                           1,165,240   10,755,165
#   First Industrial Realty Trust, Inc.                  1,090,956   20,040,862
#   First Potomac Realty Trust                             577,108    7,519,717
#   Franklin Street Properties Corp.                       799,269    9,735,096
#   Gaming and Leisure Properties, Inc.                    658,531   24,201,014
#   General Growth Properties, Inc.                      5,007,143  115,014,075
#   Getty Realty Corp.                                     185,937    3,517,928
#   Gladstone Commercial Corp.                              48,500      855,540
#   Glimcher Realty Trust                                1,515,087   15,438,737

DFA REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Real Estate Investment Trusts -- (Continued)
#   Government Properties Income Trust                     566,971 $ 14,429,412
    HCP, Inc.                                            4,900,540  205,136,604
    Health Care REIT, Inc.                               3,036,531  191,574,741
    Healthcare Realty Trust, Inc.                          997,791   25,094,444
#   Healthcare Trust of America, Inc. Class A              162,856    1,903,787
    Hersha Hospitality Trust                             1,896,119   11,016,451
#   Highwoods Properties, Inc.                             948,863   38,286,622
#   HMG Courtland Properties                                 2,500       42,200
#   Home Properties, Inc.                                  592,941   36,525,166
    Hospitality Properties Trust                         1,567,938   47,116,537
    Host Hotels & Resorts, Inc.                          8,001,851  171,639,704
    Hudson Pacific Properties, Inc.                        198,756    4,680,704
#   Inland Real Estate Corp.                               942,078    9,844,715
    Investors Real Estate Trust                            570,879    4,978,065
#   Kilroy Realty Corp.                                    856,391   51,015,212
#   Kimco Realty Corp.                                   4,266,286   97,783,275
    Kite Realty Group Trust                              1,041,141    6,455,074
    LaSalle Hotel Properties                             1,085,950   35,923,226
    Lexington Realty Trust                               2,151,473   23,149,849
    Liberty Property Trust                               1,534,176   57,531,600
#   LTC Properties, Inc.                                   311,657   12,039,310
#   Macerich Co. (The)                                   1,466,758   95,207,262
    Mack-Cali Realty Corp.                                 876,585   17,856,036
#   Medical Properties Trust, Inc.                       1,743,559   23,538,046
#   Mid-America Apartment Communities, Inc.                771,284   53,719,931
    Monmouth Real Estate Investment Corp. Class A          313,254    2,941,455
#   National Health Investors, Inc.                        191,086   11,788,095
#   National Retail Properties, Inc.                     1,280,917   43,717,697
#   Omega Healthcare Investors, Inc.                     1,298,132   45,149,031
    One Liberty Properties, Inc.                           109,478    2,422,748
    Parkway Properties, Inc.                               482,993    9,109,248
#   Pebblebrook Hotel Trust                                273,275    9,411,591
    Pennsylvania REIT                                      722,834   11,962,903
#   Piedmont Office Realty Trust, Inc. Class A           1,644,951   28,967,587
    Post Properties, Inc.                                  560,041   28,119,659
    Prologis, Inc.                                       5,219,304  212,060,322
    PS Business Parks, Inc.                                198,668   17,039,754
    Public Storage                                       1,516,772  266,208,654
    Ramco-Gershenson Properties Trust                      624,361   10,289,469
#   Realty Income Corp.                                  2,287,827   99,406,083
#   Regency Centers Corp.                                  962,678   50,473,208
#   Retail Opportunity Investments Corp.                   552,684    8,643,978
#   Retail Properties of America, Inc. Class A           1,050,393   15,041,628
    RLJ Lodging Trust                                      753,355   20,091,978
*   Roberts Realty Investors, Inc.                          47,739       41,056
#   Rouse Properties, Inc.                                 168,193    2,823,960
#   Ryman Hospitality Properties, Inc.                     428,216   19,505,239
#   Sabra Health Care REIT, Inc.                           405,252   12,145,402
#   Saul Centers, Inc.                                     141,146    6,477,190
    Select Income REIT                                      17,141      527,600
    Senior Housing Properties Trust                      1,963,761   46,089,471
    Simon Property Group, Inc.                           3,160,039  547,318,755

DFA REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                       SHARES        VALUE+
                                                      ---------- --------------
Real Estate Investment Trusts -- (Continued)
#     SL Green Realty Corp.                              990,296 $  103,693,894
#     Sotherly Hotels, Inc.                               78,466        550,831
      Sovran Self Storage, Inc.                          330,191     25,061,497
      Spirit Realty Capital, Inc.                        446,642      4,810,334
#     STAG Industrial, Inc.                               14,991        352,738
#*    Strategic Hotels & Resorts, Inc.                 1,704,878     18,395,634
#     Summit Hotel Properties, Inc.                      412,550      3,737,703
#     Sun Communities, Inc.                              342,107     15,589,816
      Sunstone Hotel Investors, Inc.                   1,933,826     27,673,050
*     Supertel Hospitality, Inc.                          15,000         26,250
#     Tanger Factory Outlet Centers, Inc.                995,423     35,516,693
      Taubman Centers, Inc.                              660,158     48,085,909
      UDR, Inc.                                        2,621,647     67,795,791
#     UMH Properties, Inc.                               118,353      1,165,777
      Universal Health Realty Income Trust               112,306      4,765,144
#     Urstadt Biddle Properties, Inc.                     76,760      1,346,370
#     Urstadt Biddle Properties, Inc. Class A            195,546      3,991,094
      Ventas, Inc.                                     3,063,137    202,412,093
      Vornado Realty Trust                             1,757,940    180,364,644
#     Washington REIT                                    694,961     16,998,746
#     Weingarten Realty Investors                      1,209,563     37,738,366
#     Whitestone REIT                                     55,681        781,204
      Winthrop Realty Trust                              295,809      4,111,745
#     WP Carey, Inc.                                     222,605     13,685,755
                                                                 --------------
TOTAL COMMON STOCKS                                               5,524,070,602
                                                                 --------------
TEMPORARY CASH INVESTMENTS -- (0.5%)
      State Street Institutional Liquid
        Reserves, 0.074%                              29,680,720     29,680,720
                                                                 --------------

                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)
                                                      ----------
SECURITIES LENDING COLLATERAL -- (9.1%)
(S)@  DFA Short Term Investment Fund                  48,147,372    557,065,090
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $4,448,507,178)              $6,110,816,412
                                                                 ==============

DFA REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                             --------------------------------------------------
                                LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                             -------------- ------------ ------- --------------
Common Stocks
   Real Estate Investment
     Trusts                  $5,524,070,602           --   --    $5,524,070,602
Temporary Cash Investments       29,680,720           --   --        29,680,720
Securities Lending
  Collateral                             -- $557,065,090   --       557,065,090
                             -------------- ------------   --    --------------
TOTAL                        $5,553,751,322 $557,065,090   --    $6,110,816,412
                             ============== ============   ==    ==============

                       LARGE CAP INTERNATIONAL PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                            SHARES    VALUE++
                                                            ------- -----------
COMMON STOCKS -- (87.1%)

AUSTRALIA -- (6.0%)
    Adelaide Brighton, Ltd.                                 115,791 $   422,060
    AGL Energy, Ltd.                                         84,371   1,238,564
#   ALS, Ltd.                                               112,885     789,518
*   Alumina, Ltd.                                           539,758     678,014
    Amcor, Ltd.                                             215,725   2,070,305
    Amcor, Ltd. Sponsored ADR                                 1,068      41,022
    AMP, Ltd.                                               711,898   3,350,304
#   Ansell, Ltd.                                             28,035     472,139
#   APA Group                                               163,922   1,016,043
#*  Aquarius Platinum, Ltd.                                  71,827      25,741
#*  Aquila Resources, Ltd.                                   15,814      36,889
    Aristocrat Leisure, Ltd.                                 72,046     338,009
    Asciano, Ltd.                                           234,440   1,183,074
    ASX, Ltd.                                                42,112   1,393,569
#   Atlas Iron, Ltd.                                        180,615     153,184
    Aurizon Holdings, Ltd.                                  279,533   1,349,647
    Australia & New Zealand Banking Group, Ltd.             498,606  16,034,058
    Australian Infrastructure Fund, Ltd.                     15,128          63
    Bank of Queensland, Ltd.                                 91,154   1,042,121
    Beach Energy, Ltd.                                      143,697     229,967
    Bendigo and Adelaide Bank, Ltd.                         106,052   1,136,625
    BHP Billiton, Ltd.                                      485,719  17,105,369
#   BHP Billiton, Ltd. Sponsored ADR                         65,589   4,626,648
*   BlueScope Steel, Ltd.                                   142,412     860,993
#*  Boart Longyear, Ltd.                                     68,717      18,279
    Boral, Ltd.                                             212,927   1,130,040
    Brambles, Ltd.                                          310,591   2,731,111
    Caltex Australia, Ltd.                                   34,651     719,298
    carsales.com, Ltd.                                       29,538     299,137
    Challenger, Ltd.                                         79,173     520,902
    Coca-Cola Amatil, Ltd.                                  108,337     935,245
#   Cochlear, Ltd.                                           10,877     594,570
    Commonwealth Bank of Australia                          300,939  22,137,341
#   Computershare, Ltd.                                      89,091   1,026,926
    Crown Resorts, Ltd.                                      72,744   1,088,522
    CSL, Ltd.                                                94,873   6,048,183
#   David Jones, Ltd.                                        24,134      88,411
    Downer EDI, Ltd.                                         33,901     158,260
#   DUET Group                                              237,006     478,590
    Echo Entertainment Group, Ltd.                          175,552     461,735
    Fairfax Media, Ltd.                                     420,361     384,073
#   Flight Centre Travel Group, Ltd.                         13,937     698,999
#   Fortescue Metals Group, Ltd.                            320,733   1,517,046
    GrainCorp, Ltd. Class A                                  49,956     412,010
#   Harvey Norman Holdings, Ltd.                            136,776     418,596
#   Iluka Resources, Ltd.                                   101,138     840,235
    Incitec Pivot, Ltd.                                     346,614     930,405
    Insurance Australia Group, Ltd.                         651,993   3,484,744
    James Hardie Industries P.L.C.                           77,447     994,280
    James Hardie Industries P.L.C. Sponsored ADR                500      32,070
#   JB Hi-Fi, Ltd.                                            7,970     143,221

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
AUSTRALIA -- (Continued)
#   Leighton Holdings, Ltd.                                  32,923 $   585,443
    Lend Lease Group                                        127,069   1,535,755
    Macquarie Group, Ltd.                                    66,344   3,574,364
#   Metcash, Ltd.                                           151,507     391,391
    Mineral Resources, Ltd.                                  17,001     184,591
#   Monadelphous Group, Ltd.                                 14,061     229,254
    National Australia Bank, Ltd.                           421,443  13,877,011
#   New Hope Corp., Ltd.                                     25,495      74,098
*   Newcrest Mining, Ltd.                                   175,045   1,707,245
    Oil Search, Ltd.                                        184,832   1,531,336
    Orica, Ltd.                                              84,942   1,733,539
    Origin Energy, Ltd.                                     246,628   3,426,130
    Orora, Ltd.                                             215,725     279,719
    OZ Minerals, Ltd.                                        90,750     312,320
    PanAust, Ltd.                                            76,201     114,594
    Platinum Asset Management, Ltd.                          18,543     113,921
    Primary Health Care, Ltd.                               136,072     594,734
#*  Qantas Airways, Ltd.                                    257,003     292,350
    QBE Insurance Group, Ltd.                               270,962   2,924,394
    Ramsay Health Care, Ltd.                                 24,094   1,006,743
    REA Group, Ltd.                                          12,767     556,801
*   Recall Holdings, Ltd.                                    56,599     239,123
    Reece Australia, Ltd.                                     7,839     222,075
#   Regis Resources, Ltd.                                    78,025     176,944
    Rio Tinto, Ltd.                                          87,850   5,066,237
    Santos, Ltd.                                            255,764   3,279,242
    Seek, Ltd.                                               55,981     876,764
    Seven Group Holdings, Ltd.                               18,118     138,784
    Seven West Media, Ltd.                                  115,125     200,035
*   Sims Metal Management, Ltd.                              40,715     372,367
    Sonic Healthcare, Ltd.                                   65,650   1,082,908
#   SP AusNet                                               226,926     295,720
    Spark Infrastructure Group                              197,592     324,701
    Suncorp Group, Ltd.                                     292,246   3,549,089
    Super Retail Group, Ltd.                                 23,773     225,019
#   Sydney Airport                                          192,507     756,452
    Tabcorp Holdings, Ltd.                                  263,708     913,922
    Tatts Group, Ltd.                                       366,851   1,031,796
#   Telstra Corp., Ltd.                                     831,064   4,040,721
    Toll Holdings, Ltd.                                     189,262     933,553
    TPG Telecom, Ltd.                                        56,141     311,304
    Transurban Group                                        237,312   1,602,765
    Treasury Wine Estates, Ltd.                             149,076     530,909
#   UGL, Ltd.                                                27,924     175,615
#   Washington H Soul Pattinson & Co., Ltd.                  13,478     185,629
    Wesfarmers, Ltd.                                        205,089   8,162,341
    Westpac Banking Corp.                                   485,651  15,907,261
#   Westpac Banking Corp. Sponsored ADR                      86,981   2,843,409
#*  Whitehaven Coal, Ltd.                                    44,805      61,056
#   Woodside Petroleum, Ltd.                                137,083   5,210,678
    Woolworths, Ltd.                                        239,115   8,309,717

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                           ------- ------------
AUSTRALIA -- (Continued)
    WorleyParsons, Ltd.                                     56,232 $    881,805
                                                                   ------------
TOTAL AUSTRALIA                                                     206,839,829
                                                                   ------------
AUSTRIA -- (0.3%)
    Andritz AG                                              12,287      763,258
*   BUWOG AG                                                 7,724      141,825
    Erste Group Bank AG                                     58,876    1,979,667
    EVN AG                                                     626        8,724
    IMMOFINANZ AG                                          154,486      573,695
    OMV AG                                                  61,561    2,878,249
    Raiffeisen Bank International AG                        26,917      850,861
    Strabag SE                                               3,236       90,458
    Telekom Austria AG                                      40,443      401,360
#   Telekom Austria AG ADR                                   2,400       47,256
#   Verbund AG                                              10,202      197,802
    Vienna Insurance Group AG Wiener Versicherung Gruppe     6,221      332,712
    Voestalpine AG                                          26,623    1,216,122
                                                                   ------------
TOTAL AUSTRIA                                                         9,481,989
                                                                   ------------
BELGIUM -- (1.0%)
    Ackermans & van Haaren NV                                  220       28,449
    Ageas                                                   55,738    2,398,708
    Anheuser-Busch InBev NV                                129,307   14,093,925
    Anheuser-Busch InBev NV Sponsored ADR                   26,194    2,771,849
#   Belgacom SA                                             56,091    1,716,807
    Colruyt SA                                              14,358      811,881
    Delhaize Group SA                                       13,452    1,001,680
    Delhaize Group SA Sponsored ADR                         49,084      916,889
    KBC Groep NV                                            66,262    4,043,497
    Mobistar SA                                              3,728       72,751
    Solvay SA                                               19,409    3,145,326
    Telenet Group Holding NV                                 9,265      543,355
#   UCB SA                                                  24,455    2,005,960
#   Umicore SA                                              29,230    1,432,816
                                                                   ------------
TOTAL BELGIUM                                                        34,983,893
                                                                   ------------
CANADA -- (8.1%)
    Agnico Eagle Mines, Ltd.(008474108)                      8,852      261,665
    Agnico Eagle Mines, Ltd.(2009823)                       29,005      856,614
    Agrium, Inc.(008916108)                                  5,503      528,673
    Agrium, Inc.(2213538)                                   25,300    2,429,936
    Aimia, Inc.                                             36,747      591,747
    Alamos Gold, Inc.                                       18,300      171,137
    Alimentation Couche Tard, Inc. Class B                  74,550    2,101,044
#   AltaGas, Ltd.                                           22,210      946,314
*   Alvopetro Energy, Ltd.                                   2,609        2,261
#   ARC Resources, Ltd.                                     64,885    1,925,150
    Atco, Ltd. Class I                                      12,104      590,927
*   Athabasca Oil Corp.                                     50,600      375,789
#   AuRico Gold, Inc.                                       69,992      291,194
    Bank of Montreal(063671101)                             29,657    2,044,554

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
CANADA -- (Continued)
#   Bank of Montreal(2076009)                               103,390 $ 7,126,604
    Bank of Nova Scotia(064149107)                           32,463   1,973,101
    Bank of Nova Scotia(2076281)                            196,436  11,936,169
    Barrick Gold Corp.(067901108)                            46,703     815,901
    Barrick Gold Corp.(2024644)                             222,396   3,881,607
#   Baytex Energy Corp.                                      26,653   1,109,356
    BCE, Inc.(05534B760)                                      5,004     222,878
#   BCE, Inc.(B188TH2)                                       41,373   1,842,071
#   Bell Aliant, Inc.                                        14,509     357,413
#*  BlackBerry, Ltd.(09228F103)                              27,932     213,959
#*  BlackBerry, Ltd.(BCBHZ31)                                88,001     672,021
#   Bombardier, Inc. Class A                                 15,935      64,260
#   Bombardier, Inc. Class B                                287,800   1,157,975
#   Bonavista Energy Corp.                                   40,759     640,363
    Brookfield Asset Management, Inc. Class A                93,495   3,924,734
*   Brookfield Residential Properties, Inc.                   5,760     112,954
    CAE, Inc.                                                77,338   1,021,013
    Cameco Corp.(13321L108)                                  11,225     238,980
    Cameco Corp.(2166160)                                    74,660   1,589,177
    Canadian Imperial Bank of Commerce(136069101)             9,630     859,477
#   Canadian Imperial Bank of Commerce(2170525)              68,338   6,092,778
    Canadian National Railway Co.(136375102)                 18,831   1,102,932
    Canadian National Railway Co.(2180632)                  146,060   8,555,314
    Canadian Natural Resources, Ltd.(136385101)              30,916   1,260,445
    Canadian Natural Resources, Ltd.(2171573)               201,409   8,206,675
    Canadian Oil Sands, Ltd.                                130,112   2,820,548
    Canadian Pacific Railway, Ltd.(2793115)                  31,800   4,965,332
    Canadian Pacific Railway, Ltd.(13645T100)                 2,081     324,574
    Canadian Tire Corp., Ltd. Class A                        24,499   2,406,202
    Canadian Utilities, Ltd. Class A                         18,040     666,429
    Canadian Western Bank                                    20,014     678,181
*   Canfor Corp.                                             17,600     399,193
#   Capital Power Corp.                                       5,746     129,069
*   Catamaran Corp                                           16,416     619,704
*   Catamaran Corp.                                          23,600     896,587
    CCL Industries, Inc. Class B                              2,000     181,853
    Cenovus Energy, Inc.(15135U109)                          23,353     695,219
    Cenovus Energy, Inc.(B57FG04)                           118,282   3,523,477
    Centerra Gold, Inc.                                      25,000     128,188
*   CGI Group, Inc. Class A(39945C109)                       18,371     662,642
#*  CGI Group, Inc. Class A(2159740)                         32,000   1,153,816
    CI Financial Corp.                                       29,605     961,578
#   Cineplex, Inc.                                            2,533      95,468
    Cogeco Cable, Inc.                                        1,900     104,010
    Constellation Software, Inc.                              2,700     597,988
#   Corus Entertainment, Inc. Class B                         6,346     142,547
#   Crescent Point Energy Corp.                              75,017   3,051,875
    Dollarama, Inc.                                          10,900     906,568
    E-L Financial Corp., Ltd.                                   157     105,487
    Eldorado Gold Corp.(284902103)                           27,183     165,816
    Eldorado Gold Corp.(2307873)                            124,500     758,779
#   Emera, Inc.                                               4,347     134,449

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
CANADA -- (Continued)
    Empire Co., Ltd.                                          14,070 $  889,990
#   Enbridge, Inc.(2466149)                                  119,907  5,786,124
    Enbridge, Inc.(29250N105)                                  6,731    325,040
    Encana Corp.(292505104)                                   38,694    898,088
    Encana Corp.(2793193)                                    100,752  2,333,920
#   Enerplus Corp.(B584T89)                                   40,566    899,739
    Enerplus Corp.(292766102)                                 13,912    308,985
    Ensign Energy Services, Inc.                              34,131    537,165
    Fairfax Financial Holdings, Ltd.                           4,456  1,942,906
    Finning International, Inc.                               45,000  1,215,273
    First Capital Realty, Inc.                                15,250    249,749
*   First Majestic Silver Corp.                               14,200    134,738
#   First Quantum Minerals, Ltd.                             139,981  2,787,994
#   Fortis, Inc.                                              29,107    855,112
#   Franco-Nevada Corp.                                       13,725    661,550
#   Genworth MI Canada, Inc.                                   9,000    315,725
    George Weston, Ltd.                                       16,553  1,247,157
    Gibson Energy, Inc.                                       28,033    748,365
    Gildan Activewear, Inc.(375916103)                         3,000    153,450
    Gildan Activewear, Inc.(2254645)                          18,100    925,271
    Goldcorp, Inc.(380956409)                                 22,904    566,187
    Goldcorp, Inc.(2676302)                                  145,746  3,599,602
    Great-West Lifeco, Inc.                                   54,000  1,519,420
#   Husky Energy, Inc.                                        69,728  2,278,780
    IAMGOLD Corp.(450913108)                                  18,510     64,600
    IAMGOLD Corp.(2446646)                                    78,400    273,243
#   IGM Financial, Inc.                                       21,900  1,090,754
    Imperial Oil, Ltd.(453038408)                              9,400    458,720
    Imperial Oil, Ltd.(2454241)                               48,227  2,354,919
    Industrial Alliance Insurance & Financial Services, Inc.  25,869  1,067,992
    Intact Financial Corp.                                    26,700  1,753,204
    Inter Pipeline, Ltd.                                       4,600    125,067
    Jean Coutu Group PJC, Inc. (The) Class A                  16,500    332,544
*   Katanga Mining, Ltd.                                       8,600      3,649
*   Kelt Exploration, Ltd.                                     6,850     86,059
#   Keyera Corp.                                              13,100    871,301
    Kinross Gold Corp.(496902404)                             22,897     92,962
    Kinross Gold Corp.(B03Z841)                              304,213  1,235,115
#   Lightstream Resources, Ltd.                               21,001    126,268
    Linamar Corp.                                             10,791    540,215
    Loblaw Cos., Ltd.                                         31,360  1,363,364
#*  Lundin Mining Corp.                                      110,040    562,223
    MacDonald Dettwiler & Associates, Ltd.                     4,900    380,001
    Magna International, Inc.(559222401)                      10,503  1,029,189
    Magna International, Inc.(2554475)                        40,160  3,934,474
    Manitoba Telecom Services, Inc.                            4,500    124,360
    Manulife Financial Corp.(56501R106)                       63,866  1,197,487
    Manulife Financial Corp.(2492519)                        322,943  6,063,744
*   MEG Energy Corp.                                          31,005  1,116,242
#   Methanex Corp.                                            18,580  1,150,856
#   Metro, Inc.                                               20,764  1,279,883
#   Mullen Group, Ltd.                                        10,500    284,713

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
CANADA -- (Continued)
    National Bank of Canada                                  65,280 $ 2,709,354
*   New Gold, Inc.                                           82,300     415,986
#*  Niko Resources, Ltd.                                      8,000      15,036
    Onex Corp.                                               16,704     954,035
    Open Text Corp.(683715106)                                3,516     173,479
#   Open Text Corp.(2260824)                                 18,200     897,505
*   Osisko Mining Corp.                                      78,002     558,657
    Pacific Rubiales Energy Corp.                           146,237   2,386,917
    Pan American Silver Corp.(697900108)                     12,528     162,363
    Pan American Silver Corp.(2669272)                       33,400     432,717
*   Paramount Resources, Ltd. Class A                         8,900     484,281
*   Pembina Pipeline Corp.(B4PPQG5)                           9,034     355,217
#   Pembina Pipeline Corp.(B4PT2P8)                          45,132   1,773,498
#   Pengrowth Energy Corp.                                  115,076     747,540
#   Penn West Petroleum, Ltd.                                95,909     867,167
#   Peyto Exploration & Development Corp.                    24,300     895,911
    Potash Corp. of Saskatchewan, Inc.(73755L107)            31,604   1,142,801
    Potash Corp. of Saskatchewan, Inc.(2696980)             136,400   4,930,585
    Precision Drilling Corp.                                 72,095     937,324
    Progressive Waste Solutions, Ltd.                        31,442     765,360
    Quebecor, Inc. Class B                                   22,000     518,863
#   Ritchie Bros Auctioneers, Inc.                           16,700     417,329
#   Rogers Communications, Inc. Class B(2169051)             58,900   2,339,234
    Rogers Communications, Inc. Class B(775109200)           10,393     412,810
    Royal Bank of Canada(780087102)                          24,348   1,626,446
#   Royal Bank of Canada(2754383)                           239,589  15,990,087
    Saputo, Inc.                                             23,200   1,240,593
    SEMAFO, Inc.                                             48,000     179,554
    Shaw Communications, Inc. Class B(82028K200)             40,730     986,888
#   Shaw Communications, Inc. Class B(2801836)               52,434   1,270,127
    ShawCor, Ltd.                                             9,400     418,693
    Silver Wheaton Corp.(828336107)                           6,218     138,040
    Silver Wheaton Corp.(B058ZX6)                            54,277   1,203,845
    SNC-Lavalin Group, Inc.                                  29,200   1,324,596
    Stantec, Inc.(85472N109)                                  1,000      59,270
    Stantec, Inc.(2854238)                                    2,400     142,242
    Sun Life Financial, Inc.(866796105)                      26,327     890,906
#   Sun Life Financial, Inc.(2566124)                       101,431   3,433,320
    Suncor Energy, Inc.(867224107)                           54,052   2,086,407
    Suncor Energy, Inc.(B3NB1P2)                            279,079  10,765,440
    Talisman Energy, Inc.(87425E103)                        109,712   1,133,325
    Talisman Energy, Inc.(2068299)                          212,140   2,192,917
    Teck Resources, Ltd. Class B(878742204)                  11,214     255,343
#   Teck Resources, Ltd. Class B(2879327)                   106,334   2,423,451
#   TELUS Corp.                                              39,380   1,387,579
#   Thomson Reuters Corp.(2889371)                           59,250   2,144,471
    Thomson Reuters Corp.(884903105)                         18,394     665,495
    Tim Hortons, Inc.(B4R2V25)                               25,200   1,382,258
    Tim Hortons, Inc.(88706M103)                              3,807     208,966
    TMX Group, Ltd.                                             400      21,072
    Toronto-Dominion Bank (The)(891160509)                   27,618   1,328,150
#   Toronto-Dominion Bank (The)(2897222)                    301,119  14,486,570

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                           ------- ------------
CANADA -- (Continued)
*   Tourmaline Oil Corp.                                    25,046 $  1,296,803
#   TransAlta Corp.(2901628)                                75,200      918,688
    TransAlta Corp.(89346D107)                              15,840      193,565
    TransCanada Corp.(89353D107)                            14,710      685,927
    TransCanada Corp.(2665184)                             116,088    5,410,132
    Trican Well Service, Ltd.                               25,700      368,131
#   Trilogy Energy Corp.                                    10,639      291,200
*   Turquoise Hill Resources, Ltd.(900435108)               68,462      267,002
#*  Turquoise Hill Resources, Ltd.(B7WJ1F5)                 93,837      364,715
*   Valeant Pharmaceuticals International, Inc.(91911K102)  11,297    1,510,522
*   Valeant Pharmaceuticals International, Inc.(B3XSX46)    47,572    6,361,597
#   Veresen, Inc.                                           37,288      551,470
#   Vermilion Energy, Inc.                                  15,127    1,006,534
    West Fraser Timber Co., Ltd.                            20,384      911,287
#   Westshore Terminals Investment Corp.                     6,600      214,490
    Yamana Gold, Inc.(98462Y100)                            41,099      307,420
    Yamana Gold, Inc.(2219279)                             135,044    1,011,552
                                                                   ------------
TOTAL CANADA                                                        281,865,274
                                                                   ------------
DENMARK -- (1.3%)
    AP Moeller - Maersk A.S. Class A                           540    1,226,808
    AP Moeller - Maersk A.S. Class B                         1,305    3,115,372
    Carlsberg A.S. Class B                                  22,525    2,253,229
    Chr Hansen Holding A.S.                                 20,163      909,044
    Coloplast A.S. Class B                                  20,400    1,713,456
    Danske Bank A.S.                                       139,218    3,938,925
    DSV A.S.                                                41,383    1,382,158
#   FLSmidth & Co. A.S.                                     12,362      661,832
    GN Store Nord A.S.                                      39,910      964,173
    H Lundbeck A.S.                                         13,909      405,377
*   Jyske Bank A.S.                                          1,122       61,687
    Novo Nordisk A.S. Class B                              283,026   12,845,413
    Novo Nordisk A.S. Sponsored ADR                        116,555    5,290,431
    Novozymes A.S. Class B                                  46,638    2,236,063
    Pandora A.S.                                            17,639    1,189,054
    Rockwool International A.S. Class B                      1,012      195,208
    TDC A.S.                                               194,786    1,829,212
*   Topdanmark A.S.                                         21,510      629,376
    Tryg A.S.                                                4,170      396,040
*   Vestas Wind Systems A.S.                                45,251    2,009,646
*   William Demant Holding A.S.                              4,846      434,260
                                                                   ------------
TOTAL DENMARK                                                        43,686,764
                                                                   ------------
FINLAND -- (0.8%)
#   Elisa Oyj                                               27,937      834,903
#   Fortum Oyj                                             196,426    4,437,672
    Kesko Oyj Class B                                       16,039      656,519
#   Kone Oyj Class B                                        62,697    2,687,534
#   Metso Oyj                                               27,047    1,088,635
#   Neste Oil Oyj                                           25,438      523,151
#*  Nokia Oyj                                              566,548    4,242,068
*   Nokia Oyj Sponsored ADR                                184,400    1,383,000

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
FINLAND -- (Continued)
#   Nokian Renkaat Oyj                                       27,548 $ 1,096,242
    Orion Oyj Class A                                         2,568      78,752
    Orion Oyj Class B                                        11,844     361,510
    Sampo Class A                                            84,216   4,185,498
#   Stora Enso Oyj Class R                                  240,622   2,457,138
    Stora Enso Oyj Sponsored ADR                             12,000     121,200
    UPM-Kymmene Oyj                                         126,244   2,211,012
    UPM-Kymmene Oyj Sponsored ADR                            13,000     225,940
#   Valmet Corp.                                             27,047     316,027
    Wartsila Oyj Abp                                         34,681   1,936,066
                                                                    -----------
TOTAL FINLAND                                                        28,842,867
                                                                    -----------
FRANCE -- (8.2%)
#   Accor SA                                                 31,259   1,530,427
    Aeroports de Paris                                        5,523     686,817
    Air Liquide SA                                           60,557   8,663,734
    Airbus Group NV                                         112,994   7,767,220
*   Alcatel-Lucent                                          469,735   1,862,838
    Alcatel-Lucent Sponsored ADR                            128,100     499,590
    Alstom SA                                                46,699   1,929,789
    Arkema SA                                                20,521   2,292,035
    AtoS                                                     23,538   2,033,495
    AXA SA                                                  311,949   8,140,624
#   AXA SA Sponsored ADR                                     66,900   1,679,190
    BioMerieux                                                1,600     174,776
    BNP Paribas SA                                          209,632  15,752,684
    Bollore SA(4572709)                                       1,187     756,546
*   Bollore SA(BDGTH22)                                           6       3,704
#   Bouygues SA                                              76,737   3,456,304
#   Bureau Veritas SA                                        39,991   1,225,512
    Cap Gemini SA                                            35,266   2,491,673
#   Carrefour SA                                            160,724   6,265,189
    Casino Guichard Perrachon SA                             19,431   2,475,960
*   CGG SA                                                   20,644     357,178
*   CGG SA Sponsored ADR                                     16,707     287,360
    Christian Dior SA                                        10,457   2,151,588
    Cie de St-Gobain                                         91,554   5,609,096
    Cie Generale des Etablissements Michelin                 43,802   5,371,471
    Ciments Francais SA                                       1,006     108,186
    CNP Assurances                                           47,465   1,094,996
*   Credit Agricole SA                                      218,148   3,442,036
    Danone SA                                               103,354   7,631,559
    Danone SA Sponsored ADR                                  12,058     178,941
    Dassault Systemes                                        11,170   1,374,557
    Edenred                                                  42,601   1,439,863
    Eiffage SA                                                9,190     694,691
    Electricite de France SA                                 46,141   1,771,856
#   Eramet                                                    1,441     187,963
    Essilor International SA                                 38,357   4,107,549
    Euler Hermes SA                                           2,795     337,228
    Eutelsat Communications SA                               34,414   1,183,792
*   Faurecia                                                  7,078     318,599

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
FRANCE -- (Continued)
*   GDF Suez(B3B9KQ2)                                        11,445 $        16
#   GDF Suez(B0C2CQ3)                                       279,969   7,056,177
    Groupe Eurotunnel SA                                    114,615   1,538,685
*   Groupe Fnac                                               1,746      83,506
    Iliad SA                                                  4,457   1,201,552
    Imerys SA                                                 8,341     732,482
    Ipsen SA                                                  2,070      91,908
    JCDecaux SA                                              15,277     627,122
    Kering                                                   14,471   3,200,571
#   L'Oreal SA                                               44,850   7,729,678
    Lafarge SA                                               47,837   4,377,030
    Lafarge SA Sponsored ADR                                  1,800      41,130
    Lagardere SCA                                            26,506   1,110,880
    Legrand SA                                               47,765   3,086,386
    LVMH Moet Hennessy Louis Vuitton SA                      48,617   9,577,268
    Metropole Television SA                                   7,985     171,132
    Natixis                                                 227,898   1,617,769
#   Neopost SA                                                3,126     256,685
    Orange SA                                               369,966   5,993,919
#   Orange SA Sponsored ADR                                  46,387     746,831
    Pernod Ricard SA                                         39,241   4,709,250
#*  Peugeot SA                                               66,118   1,169,823
    Publicis Groupe SA                                       34,533   2,954,273
    Publicis Groupe SA ADR                                    4,537      96,184
    Remy Cointreau SA                                         5,224     459,192
    Renault SA                                               64,124   6,269,394
    Rexel SA                                                 48,275   1,218,793
    Safran SA                                                51,113   3,440,015
    Sanofi                                                  180,968  19,530,038
    Sanofi ADR                                               36,868   1,983,498
    Schneider Electric SA(B11BPS1)                              935      87,814
    Schneider Electric SA(4834108)                          100,220   9,407,744
    SCOR SE                                                  41,542   1,520,136
    SEB SA                                                    3,563     328,655
#   SES SA                                                   58,639   2,209,293
    Societe BIC SA                                            5,723     759,287
    Societe Generale SA                                     150,386   9,365,616
    Sodexo()                                                 16,625   1,792,126
    Sodexo(7062713)                                          15,800   1,703,474
    STMicroelectronics NV                                   160,669   1,532,170
    Suez Environnement Co.                                   59,634   1,171,779
    Technip SA                                               15,655   1,762,105
    Technip SA ADR                                           14,400     403,920
    Thales SA                                                22,848   1,454,852
    Total SA                                                294,621  21,078,411
#   Total SA Sponsored ADR                                  157,489  11,219,516
    Valeo SA                                                 15,581   2,139,726
    Vallourec SA                                             31,102   1,837,988
#   Veolia Environnement SA                                  53,432     996,822
#   Veolia Environnement SA ADR                              17,086     320,875
    Vicat                                                     1,981     171,919
    Vinci SA                                                 92,546   6,987,808

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                           ------- ------------
FRANCE -- (Continued)
    Vivendi SA                                             247,477 $  6,648,892
    Zodiac Aerospace                                        29,545      982,302
                                                                   ------------
TOTAL FRANCE                                                        284,291,033
                                                                   ------------
GERMANY -- (7.1%)
    Adidas AG                                               39,942    4,269,867
#   Allianz SE                                              68,800   11,973,254
    Allianz SE ADR                                         250,286    4,367,491
    Axel Springer SE                                        10,034      612,695
#   BASF SE                                                164,609   19,095,584
    BASF SE Sponsored ADR                                    8,200      924,550
#   Bayer AG                                               134,071   18,641,456
    Bayer AG Sponsored ADR                                  33,435    4,654,821
    Bayerische Motoren Werke AG                             78,275    9,839,554
    Beiersdorf AG                                           18,004    1,807,324
    Bilfinger SE                                             8,723    1,040,003
    Brenntag AG                                             11,198    2,028,522
    Celesio AG                                              17,682      614,526
*   Commerzbank AG                                         254,603    4,539,867
#   Continental AG                                          21,475    5,053,165
    Daimler AG                                             188,841   17,580,932
#   Deutsche Bank AG(D18190898)                            179,270    7,893,258
    Deutsche Bank AG(5750355)                               34,358    1,513,314
    Deutsche Boerse AG                                      33,348    2,445,504
#   Deutsche Lufthansa AG                                  101,352    2,545,235
    Deutsche Post AG                                       175,330    6,615,718
    Deutsche Telekom AG                                    524,242    8,807,820
#   Deutsche Telekom AG Sponsored ADR                       95,900    1,606,325
    Deutsche Wohnen AG                                      43,881      942,011
#   E.ON SE                                                328,427    6,290,969
    E.ON SE Sponsored ADR                                   53,950      987,285
    Fielmann AG                                              1,995      269,896
    Fraport AG Frankfurt Airport Services Worldwide          6,778      501,281
    Fresenius Medical Care AG & Co. KGaA                    42,102    2,900,725
    Fresenius Medical Care AG & Co. KGaA ADR                14,200      487,770
    Fresenius SE & Co. KGaA                                 43,695    6,648,311
#   Fuchs Petrolub SE                                        3,132      288,754
    GEA Group AG                                            40,070    1,794,669
#   Hannover Rueck SE                                       14,759    1,375,272
#   HeidelbergCement AG                                     34,737    3,018,232
    Henkel AG & Co. KGaA                                    25,587    2,630,811
#   Hochtief AG                                             10,911    1,017,292
    Hugo Boss AG                                             5,182      719,924
    Infineon Technologies AG                               229,662    2,670,345
#   K+S AG                                                  40,760    1,428,235
    Lanxess AG                                              29,168    2,221,185
    Linde AG                                                36,255    7,529,612
    MAN SE                                                   7,842    1,005,585
    Merck KGaA                                              12,895    2,179,819
*   Metro AG                                                47,126    1,888,044
    MTU Aero Engines AG                                      9,659      910,713
#   Muenchener Rueckversicherungs AG                        36,954    8,542,246

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
GERMANY -- (Continued)
*   Osram Licht AG                                          19,058 $  1,000,506
#   Puma SE                                                    790      233,384
*   QIAGEN NV                                               51,277    1,125,719
    Rhoen Klinikum AG                                       14,963      483,144
    RWE AG                                                 184,126    7,026,446
    Salzgitter AG                                            8,602      365,377
    SAP AG                                                 139,819   11,301,152
#   SAP AG Sponsored ADR                                    32,719    2,649,912
#   SGL Carbon SE                                            7,413      246,863
    Siemens AG                                             114,499   15,104,734
*   Sky Deutschland AG                                      77,105      661,720
    Software AG                                             13,612      512,710
    Suedzucker AG                                           17,838      381,181
    Symrise AG                                              17,091      863,379
*   Talanx AG                                                4,985      190,755
    Telefonica Deutschland Holding AG                       36,875      306,779
*   ThyssenKrupp AG                                         79,912    2,280,862
    United Internet AG                                      19,203      824,944
    Volkswagen AG                                            6,201    1,662,789
#   Wacker Chemie AG                                         4,260      500,765
                                                                   ------------
TOTAL GERMANY                                                       244,442,892
                                                                   ------------
HONG KONG -- (2.4%)
#   AAC Technologies Holdings, Inc.                        118,001      660,724
    AIA Group, Ltd.                                      2,235,600   10,873,050
#   ASM Pacific Technology, Ltd.                            39,900      443,372
    Bank of East Asia, Ltd.                                264,801    1,093,860
    BOC Hong Kong Holdings, Ltd.                           725,000    2,146,017
*   Brightoil Petroleum Holdings, Ltd.                     333,000      103,430
    Cafe de Coral Holdings, Ltd.                            20,000       63,023
    Cathay Pacific Airways, Ltd.                           282,000      533,677
    Cheung Kong Holdings, Ltd.                             281,600    4,801,700
    Cheung Kong Infrastructure Holdings, Ltd.              140,000      914,003
    Chow Sang Sang Holdings International, Ltd.             56,000      137,850
#   Chow Tai Fook Jewellery Group, Ltd.                    137,000      193,450
    CLP Holdings, Ltd.                                     283,900    2,269,621
    Dah Sing Financial Holdings, Ltd.                       19,436       86,138
    Esprit Holdings, Ltd.                                  486,920      813,199
*   FIH Mobile, Ltd.                                       318,000      171,764
    First Pacific Co., Ltd.                                734,400      816,665
*   G-Resources Group, Ltd.                              1,558,200       42,966
*   Galaxy Entertainment Group, Ltd.                       400,000    3,160,263
*   Genting Hong Kong, Ltd.                                 83,000       33,005
    Giordano International, Ltd.                           204,000      136,940
    Hang Lung Group, Ltd.                                  221,000    1,200,198
    Hang Lung Properties, Ltd.                             523,000    1,566,692
    Hang Seng Bank, Ltd.                                   146,600    2,397,187
    Henderson Land Development Co., Ltd.                   272,188    1,634,036
    Hong Kong & China Gas Co., Ltd.                      1,104,683    2,548,954
#   Hong Kong Exchanges and Clearing, Ltd.                 224,316    4,033,947
    Hongkong & Shanghai Hotels (The)                       103,525      151,399
    Hopewell Holdings, Ltd.                                144,500      497,405

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
HONG KONG -- (Continued)
    Hutchison Telecommunications Hong Kong Holdings, Ltd.   306,000 $   100,290
    Hutchison Whampoa, Ltd.                                 413,500   5,673,011
    Hysan Development Co., Ltd.                              99,638     429,912
    Johnson Electric Holdings, Ltd.                         308,500     295,477
*   Kerry Logistics Network, Ltd.                            69,696     102,555
    Kerry Properties, Ltd.                                  156,393     517,027
    Kingston Financial Group, Ltd.                          822,000      89,172
#   L'Occitane International SA                              44,000     108,289
    Li & Fung, Ltd.                                       1,312,000   1,909,716
    Lifestyle International Holdings, Ltd.                   80,500     157,368
    Luk Fook Holdings International, Ltd.                    50,000     141,973
#   Melco Crown Entertainment, Ltd. ADR                      30,195   1,032,065
    Melco International Development, Ltd.                   179,000     549,718
    MGM China Holdings, Ltd.                                151,200     527,342
#*  Mongolian Mining Corp.                                  199,500      16,503
    MTR Corp., Ltd.                                         319,040   1,209,733
    New World Development Co., Ltd.                       1,724,571   1,786,474
    NWS Holdings, Ltd.                                      309,443     527,486
    Orient Overseas International, Ltd.                      50,000     239,184
    Pacific Basin Shipping, Ltd.                            172,000     101,039
    PCCW, Ltd.                                              945,265     504,010
    Power Assets Holdings, Ltd.                             210,207   1,817,105
    Prada SpA                                                88,600     710,574
#   SA SA International Holdings, Ltd.                       98,000      82,217
    Samsonite International SA                              361,500   1,150,964
    Sands China, Ltd.                                       450,000   3,303,792
    Shangri-La Asia, Ltd.                                   285,655     468,721
    Sino Land Co., Ltd.                                     603,568     905,043
    SJM Holdings, Ltd.                                      356,000     992,671
#   SmarTone Telecommunications Holdings, Ltd.               23,000      23,738
    Stella International Holdings, Ltd.                      44,500     109,704
    Sun Hung Kai Properties, Ltd.                           328,108   4,150,679
    Swire Pacific, Ltd. Class A                             158,000   1,823,801
    Swire Pacific, Ltd. Class B                             102,500     227,582
    Swire Properties, Ltd.                                  165,000     499,040
    Techtronic Industries Co.                               329,500   1,052,792
    Television Broadcasts, Ltd.                              52,000     325,189
    Texwinca Holdings, Ltd.                                  30,000      32,351
    Trinity, Ltd.                                           192,000      49,387
#*  United Laboratories International Holdings, Ltd.
      (The)                                                 115,000      74,434
#   VTech Holdings, Ltd.                                     23,900     331,013
    Wharf Holdings, Ltd.                                    311,609   2,193,579
    Wheelock & Co., Ltd.                                    261,000   1,080,688
    Wing Hang Bank, Ltd.                                     32,811     528,990
    Wynn Macau, Ltd.                                        252,800     998,836
    Xinyi Glass Holdings, Ltd.                              396,000     312,454
*   Xinyi Solar Holdings, Ltd.                              396,000     107,399
    Yue Yuen Industrial Holdings, Ltd.                      137,500     425,090
                                                                    -----------
TOTAL HONG KONG                                                      83,320,712
                                                                    -----------
IRELAND -- (0.3%)
*   Bank of Ireland                                       4,287,531   1,674,073

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
IRELAND -- (Continued)
*   Bank of Ireland Sponsored ADR                            17,922 $   308,617
    CRH P.L.C.(0182704)                                      58,738   1,712,378
    CRH P.L.C.(4182249)                                      11,311     329,303
    CRH P.L.C. Sponsored ADR                                 70,791   2,072,760
    Dragon Oil P.L.C.                                        43,868     466,740
    Glanbia P.L.C.                                            2,435      36,366
    Kerry Group P.L.C. Class A(0490656)                      18,318   1,436,760
    Kerry Group P.L.C. Class A(4519579)                      10,841     855,600
    Paddy Power P.L.C.                                        5,796     447,201
*   Ryanair Holdings P.L.C.                                  33,520     317,799
    Smurfit Kappa Group P.L.C.                               50,695   1,129,367
                                                                    -----------
TOTAL IRELAND                                                        10,786,964
                                                                    -----------
ISRAEL -- (0.4%)
    Azrieli Group                                             6,311     213,634
    Bank Hapoalim BM                                        246,126   1,390,364
*   Bank Leumi Le-Israel BM                                 271,142   1,060,917
#   Bezeq The Israeli Telecommunication Corp., Ltd.         353,348     640,347
    Cellcom Israel, Ltd.                                      6,551      83,055
    Delek Group, Ltd.                                           992     402,048
    Elbit Systems, Ltd.(6308913)                              5,850     345,328
    Elbit Systems, Ltd.(M3760D101)                              193      11,428
    Israel Chemicals, Ltd.                                   77,657     689,226
*   Israel Discount Bank, Ltd. Class A                      232,291     415,324
    Migdal Insurance & Financial Holding, Ltd.               29,968      49,088
    Mizrahi Tefahot Bank, Ltd.                               22,752     304,145
    NICE Systems, Ltd. Sponsored ADR                         10,826     467,683
    Osem Investments, Ltd.                                    9,419     223,685
*   Partner Communications Co., Ltd.                          8,183      73,274
*   Partner Communications Co., Ltd. ADR                      3,525      31,302
    Paz Oil Co., Ltd.                                            85      13,281
    Strauss Group, Ltd.                                       2,977      53,880
    Teva Pharmaceutical Industries, Ltd.                      6,037     295,933
    Teva Pharmaceutical Industries, Ltd. Sponsored ADR      140,641   6,871,719
                                                                    -----------
TOTAL ISRAEL                                                         13,635,661
                                                                    -----------
ITALY -- (2.0%)
    A2A SpA                                                 161,586     197,733
    Assicurazioni Generali SpA                              222,046   5,191,721
    Atlantia SpA                                             71,934   1,873,804
*   Autogrill SpA                                            14,553     139,698
#*  Banca Carige SpA                                        113,241      83,708
#*  Banca Monte dei Paschi di Siena SpA                   1,177,714     393,616
*   Banca Popolare dell'Emilia Romagna SC                     5,071      58,457
*   Banco Popolare SC                                        41,633     860,413
    CNH Industrial NV                                       161,596   1,887,630
    Davide Campari-Milano SpA                                51,808     450,348
    Enel Green Power SpA                                    323,246     925,131
    Enel SpA                                              1,063,175   6,021,749
    Eni SpA                                                 338,596   8,769,405
#   Eni SpA Sponsored ADR                                    69,229   3,574,986
#*  Fiat SpA                                                193,882   2,340,685

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
ITALY -- (Continued)
*   Fiat SpA Sponsored ADR                                    7,000 $    84,700
*   Finmeccanica SpA                                        102,014     944,082
    Gtech Spa                                                 9,353     274,531
    Intesa Sanpaolo SpA                                   2,388,529   8,173,615
    Intesa Sanpaolo SpA Sponsored ADR                         9,000     183,825
    Luxottica Group SpA                                      29,479   1,690,812
    Luxottica Group SpA Sponsored ADR                           875      50,085
*   Mediaset SpA                                            115,612     639,816
*   Mediobanca SpA                                          117,569   1,304,906
    Mediolanum SpA                                           41,608     374,497
    Parmalat SpA                                             80,329     279,080
    Pirelli & C. SpA                                         45,094     759,209
    Prysmian SpA                                             33,580     874,581
    Saipem SpA                                               44,656   1,197,804
    Salvatore Ferragamo SpA                                   9,142     289,747
    Snam SpA                                                304,584   1,832,055
#*  Telecom Italia SpA                                    2,580,718   3,316,295
    Telecom Italia SpA Sponsored ADR                         80,065   1,028,035
    Tenaris SA                                                2,151      47,550
#   Tenaris SA ADR                                           37,841   1,666,896
    Terna Rete Elettrica Nazionale SpA                      318,764   1,726,963
#   Tod's SpA                                                 2,308     323,425
    UniCredit SpA                                           917,593   8,221,306
    Unione di Banche Italiane SCPA                          199,929   1,908,421
#*  UnipolSai SpA                                           108,274     398,401
*   World Duty Free SpA                                      14,553     195,511
                                                                    -----------
TOTAL ITALY                                                          70,555,232
                                                                    -----------
JAPAN -- (15.2%)
    77 Bank, Ltd. (The)                                      81,000     365,677
#   ABC-Mart, Inc.                                            4,700     211,060
#   Advantest Corp.                                           9,840     108,473
#   Advantest Corp. ADR                                      10,000     110,200
    Aeon Co., Ltd.                                          295,600   3,414,068
    Aeon Mall Co., Ltd.                                       9,548     227,642
#   Air Water, Inc.                                          35,000     491,097
    Aisin Seiki Co., Ltd.                                    58,200   2,056,751
#   Ajinomoto Co., Inc.                                     118,000   1,736,705
    Alfresa Holdings Corp.                                    8,700     541,634
    Alps Electric Co., Ltd.                                  37,900     428,553
    Amada Co., Ltd.                                          84,000     607,504
    ANA Holdings, Inc.                                      172,000     375,606
    Anritsu Corp.                                            24,000     268,766
    Aoyama Trading Co., Ltd.                                  6,300     156,334
#   Aozora Bank, Ltd.                                       212,000     630,658
    Asahi Glass Co., Ltd.                                   302,000   1,712,153
#   Asahi Group Holdings, Ltd.                               72,600   2,006,139
    Asahi Kasei Corp.                                       390,000   2,651,531
#   Asatsu-DK, Inc.                                           2,700      61,078
    Asics Corp.                                              28,300     550,812
    Astellas Pharma, Inc.                                   405,275   4,518,607
    Autobacs Seven Co., Ltd.                                  9,900     153,164

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
JAPAN -- (Continued)
    Awa Bank, Ltd. (The)                                      45,000 $  240,968
    Azbil Corp.                                               10,400    236,004
    Bank of Kyoto, Ltd. (The)                                 76,000    619,251
    Bank of Yokohama, Ltd. (The)                             281,000  1,412,333
#   Benesse Holdings, Inc.                                    13,100    498,432
    Bridgestone Corp.                                        125,000  4,475,687
#   Brother Industries, Ltd.                                  47,800    668,601
#   Calbee, Inc.                                               8,000    196,191
    Calsonic Kansei Corp.                                     34,000    167,489
#   Canon Marketing Japan, Inc.                               11,100    178,772
    Canon, Inc.                                              154,000  4,825,583
#   Canon, Inc. Sponsored ADR                                 68,804  2,152,189
    Casio Computer Co., Ltd.                                  46,400    529,481
    Central Japan Railway Co.                                 23,400  2,874,123
    Century Tokyo Leasing Corp.                                6,100    176,532
    Chiba Bank, Ltd. (The)                                   180,000  1,144,154
    Chiyoda Corp.                                             28,000    375,472
*   Chubu Electric Power Co., Inc.                           103,200  1,175,507
#   Chugai Pharmaceutical Co., Ltd.                           43,400  1,095,367
    Chugoku Bank, Ltd. (The)                                  45,000    596,536
#   Chugoku Electric Power Co., Inc. (The)                    44,100    577,838
    Citizen Holdings Co., Ltd.                                64,900    476,620
    Coca-Cola East Japan Co., Ltd.                            15,500    349,316
    Coca-Cola West Co., Ltd.                                  14,900    259,321
    COMSYS Holdings Corp.                                     24,700    404,933
    Cosmo Oil Co., Ltd.                                      128,000    239,452
#   Cosmos Pharmaceutical Corp.                                1,700    181,839
    Credit Saison Co., Ltd.                                   32,000    681,703
    Dai Nippon Printing Co., Ltd.                            139,000  1,252,022
    Dai-ichi Life Insurance Co., Ltd. (The)                  177,200  2,455,415
    Daicel Corp.                                              78,000    653,233
    Daido Steel Co., Ltd.                                     66,000    322,699
    Daihatsu Motor Co., Ltd.                                  56,700    939,174
    Daiichi Sankyo Co., Ltd.                                 125,646  2,107,623
    Daiichikosho Co., Ltd.                                     8,200    236,289
    Daikin Industries, Ltd.                                   43,800  2,533,572
    Dainippon Sumitomo Pharma Co., Ltd.                       32,200    488,340
    Daito Trust Construction Co., Ltd.                        14,000  1,424,651
    Daiwa House Industry Co., Ltd.                           119,000  2,010,590
    Daiwa Securities Group, Inc.                             326,000  2,444,490
#   Dena Co., Ltd.                                            15,000    253,509
    Denki Kagaku Kogyo K.K.                                  113,000    374,769
    Denso Corp.                                               88,800  4,045,088
    Dentsu, Inc.                                              40,100  1,644,608
    DIC Corp.                                                212,000    562,611
    Disco Corp.                                                5,700    346,386
    DMG Mori Seiki Co., Ltd.                                  11,600    144,710
#   Don Quijote Holdings Co., Ltd.                             9,700    511,598
    Dowa Holdings Co., Ltd.                                   61,200    513,088
    East Japan Railway Co.                                    53,600  3,910,938
    Ebara Corp.                                               84,000    499,645
#   Eisai Co., Ltd.                                           48,900  1,888,472

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
JAPAN -- (Continued)
    Electric Power Development Co., Ltd.                      16,900 $  448,158
    Exedy Corp.                                                5,600    149,826
    Ezaki Glico Co., Ltd.                                      2,000     26,341
    FamilyMart Co., Ltd.                                      10,800    448,471
    FANUC Corp.                                               35,700  6,441,562
    Fast Retailing Co., Ltd.                                  10,100  3,138,465
#   FP Corp.                                                   3,400    105,744
    Fuji Electric Co., Ltd.                                  123,000    558,208
    Fuji Heavy Industries, Ltd.                              111,386  2,928,858
    Fuji Media Holdings, Inc.                                  9,200    154,997
    FUJIFILM Holdings Corp.                                   96,300  2,487,629
    Fujitsu, Ltd.                                            385,440  2,266,475
    Fukuoka Financial Group, Inc.                            146,000    596,265
#   Fukuyama Transporting Co., Ltd.                           29,000    169,713
    Furukawa Electric Co., Ltd.                              127,000    285,935
    Glory, Ltd.                                               14,900    385,484
#   Gree, Inc.                                                15,400    150,593
#   GS Yuasa Corp.                                            47,000    265,954
#   GungHo Online Entertainment, Inc.                         59,000    335,623
    Gunma Bank, Ltd. (The)                                    90,000    478,375
    H2O Retailing Corp.                                       33,000    249,036
    Hachijuni Bank, Ltd. (The)                               103,000    563,094
    Hakuhodo DY Holdings, Inc.                                47,200    366,138
    Hamamatsu Photonics K.K.                                  16,700    752,466
    Hankyu Hanshin Holdings, Inc.                            344,000  1,885,317
    Haseko Corp.                                              44,300    280,540
    Heiwa Corp.                                                6,700    111,488
    Higo Bank, Ltd. (The)                                      2,000     10,280
#   Hikari Tsushin, Inc.                                       3,800    320,347
    Hino Motors, Ltd.                                         52,000    685,055
    Hiroshima Bank, Ltd. (The)                               132,000    543,079
#   Hisamitsu Pharmaceutical Co., Inc.                        11,500    481,298
    Hitachi Capital Corp.                                     12,600    310,558
    Hitachi Chemical Co., Ltd.                                25,900    381,031
#   Hitachi Construction Machinery Co., Ltd.                  21,700    402,677
    Hitachi High-Technologies Corp.                           10,665    243,973
#   Hitachi Metals, Ltd.                                      39,000    529,591
    Hitachi Transport System, Ltd.                             8,415    129,127
    Hitachi, Ltd.                                            614,000  4,377,168
    Hitachi, Ltd. ADR                                         34,892  2,483,961
#*  Hokkaido Electric Power Co., Inc.                         31,500    192,701
    Hokuhoku Financial Group, Inc.                           250,000    482,435
    Hokuriku Electric Power Co.                               25,800    320,405
    Honda Motor Co., Ltd.                                    190,377  6,317,597
#   Honda Motor Co., Ltd. Sponsored ADR                      132,783  4,421,674
    Horiba, Ltd.                                               3,800    131,352
#   Hoshizaki Electric Co., Ltd.                               6,500    263,012
#   House Foods Group, Inc.                                   16,300    271,235
    Hoya Corp.                                                83,200  2,460,833
    Ibiden Co., Ltd.                                          34,800    628,144
#   Ichigo Group Holdings Co., Ltd.                            1,800      5,337
    Idemitsu Kosan Co., Ltd.                                  35,600    787,241

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
    IHI Corp.                                                274,000 $1,092,503
    Inpex Corp.                                              160,800  2,345,011
#   Isetan Mitsukoshi Holdings, Ltd.                          71,880    894,479
#   Isuzu Motors, Ltd.                                       291,000  1,689,997
#   Ito En, Ltd.                                              10,400    222,352
    ITOCHU Corp.                                             307,500  3,447,010
    Itochu Techno-Solutions Corp.                              5,900    246,556
    Iyo Bank, Ltd. (The)                                      61,000    548,453
    Izumi Co., Ltd.                                           12,800    374,563
    J Front Retailing Co., Ltd.                              119,800    761,514
    Japan Airlines Co., Ltd.                                   7,100    367,563
    Japan Airport Terminal Co., Ltd.                           5,800    133,830
    Japan Exchange Group, Inc.                                37,000    732,078
#   Japan Steel Works, Ltd. (The)                             76,000    321,110
    Japan Tobacco, Inc.                                      216,900  7,129,188
    JFE Holdings, Inc.                                       106,400  1,966,406
    JGC Corp.                                                 36,000  1,165,731
    Joyo Bank, Ltd. (The)                                    147,000    715,463
#   JSR Corp.                                                 36,100    591,565
    JTEKT Corp.                                               54,760    798,975
    JX Holdings, Inc.                                        471,870  2,451,742
#   K's Holdings Corp.                                        10,139    294,237
#   Kagome Co., Ltd.                                          17,600    297,834
    Kagoshima Bank, Ltd. (The)                                13,000     81,199
#   Kajima Corp.                                             173,000    658,698
    Kakaku.com, Inc.                                          19,200    273,920
    Kaken Pharmaceutical Co., Ltd.                            13,000    224,020
    Kamigumi Co., Ltd.                                        67,000    638,665
    Kaneka Corp.                                              74,000    434,033
*   Kansai Electric Power Co., Inc. (The)                    113,400    950,875
#   Kansai Paint Co., Ltd.                                    40,000    559,234
    Kao Corp.                                                 94,500  3,557,679
#   Kawasaki Heavy Industries, Ltd.                          319,000  1,183,987
    Kawasaki Kisen Kaisha, Ltd.                              288,000    578,288
    KDDI Corp.                                               106,200  5,663,822
#   Keihan Electric Railway Co., Ltd.                        126,000    519,426
#   Keikyu Corp.                                              80,000    664,042
#   Keio Corp.                                                97,000    686,527
#   Keisei Electric Railway Co., Ltd.                         50,000    435,151
    Keiyo Bank, Ltd. (The)                                    43,000    189,268
    Kewpie Corp.                                              16,300    234,468
    Keyence Corp.                                              8,651  3,337,218
    Kikkoman Corp.                                            32,000    650,185
    Kinden Corp.                                              35,000    322,221
#   Kintetsu Corp.                                           291,280  1,023,637
    Kirin Holdings Co., Ltd.                                 171,000  2,368,353
    Kobayashi Pharmaceutical Co., Ltd.                         5,300    321,821
    Kobe Steel, Ltd.                                       1,229,000  1,613,259
    Koito Manufacturing Co., Ltd.                             20,000    434,991
    Komatsu, Ltd.                                            185,300  4,079,615
    Komeri Co., Ltd.                                           5,000    135,391
#   Konami Corp.                                              20,500    467,492

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
    Konami Corp. ADR                                           3,500 $   79,275
    Konica Minolta, Inc.                                     137,000  1,276,583
    Kose Corp.                                                 3,690    122,644
#   Kubota Corp.                                             168,000  2,165,272
    Kubota Corp. Sponsored ADR                                 8,151    521,501
    Kuraray Co., Ltd.                                         71,200    800,556
#   Kurita Water Industries, Ltd.                             27,000    568,623
    KYB Co., Ltd.                                             14,000     57,029
    Kyocera Corp.                                             42,800  2,012,879
#   Kyocera Corp. Sponsored ADR                               21,658  1,020,958
    KYORIN Holdings, Inc.                                      5,400    104,085
    Kyowa Hakko Kirin Co., Ltd.                               53,000    603,549
*   Kyushu Electric Power Co., Inc.                           63,200    637,661
#   Lawson, Inc.                                              13,200    916,759
    Lintec Corp.                                               7,200    133,878
    Lion Corp.                                                47,000    257,476
    LIXIL Group Corp.                                         54,140  1,434,706
    M3, Inc.                                                  15,600    214,009
    Maeda Road Construction Co., Ltd.                          9,000    139,550
    Makita Corp.                                              20,200  1,074,405
    Makita Corp. Sponsored ADR                                 1,630     87,042
    Marubeni Corp.                                           332,000  2,218,561
    Marui Group Co., Ltd.                                     58,400    518,745
#   Matsui Securities Co., Ltd.                               34,300    315,789
    Matsumotokiyoshi Holdings Co., Ltd.                        3,400    100,332
    Mazda Motor Corp.                                        491,000  2,195,380
#   McDonald's Holdings Co. Japan, Ltd.                       12,400    343,087
#   Medipal Holdings Corp.                                    26,100    367,108
    MEIJI Holdings Co., Ltd.                                  15,356    942,348
    Minebea Co., Ltd.                                         74,000    599,694
    Miraca Holdings, Inc.                                     14,400    624,201
#   MISUMI Group, Inc.                                        17,100    416,115
    Mitsubishi Chemical Holdings Corp.                       668,990  2,677,316
    Mitsubishi Corp.                                         290,000  5,193,117
    Mitsubishi Electric Corp.                                361,000  4,110,646
    Mitsubishi Estate Co., Ltd.                              237,000  5,377,624
    Mitsubishi Gas Chemical Co., Inc.                         71,000    409,918
    Mitsubishi Heavy Industries, Ltd.                        591,000  3,111,581
#   Mitsubishi Logistics Corp.                                26,000    373,021
    Mitsubishi Materials Corp.                               469,000  1,360,350
    Mitsubishi Motors Corp.                                  118,399  1,283,244
    Mitsubishi Shokuhin Co., Ltd.                              1,100     24,631
    Mitsubishi Tanabe Pharma Corp.                            40,400    553,976
    Mitsubishi UFJ Financial Group, Inc.                   1,164,572  6,194,934
    Mitsubishi UFJ Financial Group, Inc. ADR               1,455,897  7,789,049
    Mitsui & Co., Ltd.                                       310,100  4,397,953
    Mitsui & Co., Ltd. Sponsored ADR                           2,559    723,173
#   Mitsui Chemicals, Inc.                                   185,000    450,803
    Mitsui Engineering & Shipbuilding Co., Ltd.              114,000    221,186
    Mitsui Fudosan Co., Ltd.                                 157,000  4,647,470
    Mitsui Mining & Smelting Co., Ltd.                       148,000    366,988
    Mitsui OSK Lines, Ltd.                                   307,000  1,024,172

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
    Mizuho Financial Group, Inc.                           4,096,505 $8,023,444
    Mizuho Financial Group, Inc. ADR                         312,894  1,223,416
    Mochida Pharmaceutical Co., Ltd.                           1,600    112,741
    MS&AD Insurance Group Holdings                            98,095  2,200,481
    Murata Manufacturing Co., Ltd.                            39,600  3,301,209
#   Nabtesco Corp.                                            15,000    323,825
    Nagase & Co., Ltd.                                        27,100    332,059
#   Nagoya Railroad Co., Ltd.                                121,000    383,921
    Namco Bandai Holdings, Inc.                               35,300    762,661
#   Nankai Electric Railway Co., Ltd.                         92,000    356,861
    Nanto Bank, Ltd. (The)                                    41,000    153,889
    NEC Corp.                                                775,546  2,181,608
#   NET One Systems Co., Ltd.                                  8,800     71,596
    Nexon Co., Ltd.                                            9,800     76,329
    NGK Insulators, Ltd.                                      55,000  1,040,102
    NGK Spark Plug Co., Ltd.                                  34,000    778,417
    NHK Spring Co., Ltd.                                      41,400    374,748
    Nichirei Corp.                                            34,000    165,103
#   Nidec Corp.                                               23,200  1,311,623
#   Nidec Corp. ADR                                           53,108    749,354
    Nifco, Inc.                                                2,700     75,414
    Nihon Kohden Corp.                                         3,800    155,623
#   Nikon Corp.                                               71,900  1,127,282
#   Nintendo Co., Ltd.                                        17,600  1,847,303
    Nippo Corp.                                               15,000    229,192
    Nippon Electric Glass Co., Ltd.                           71,500    349,772
    Nippon Express Co., Ltd.                                 174,000    822,553
    Nippon Kayaku Co., Ltd.                                   33,000    392,701
    Nippon Meat Packers, Inc.                                 32,000    554,604
    Nippon Paint Co., Ltd.                                    28,000    433,198
#   Nippon Paper Industries Co., Ltd.                         23,100    422,169
#   Nippon Shokubai Co., Ltd.                                 38,000    438,454
    Nippon Steel & Sumitomo Metal Corp.                    1,455,420  3,818,494
    Nippon Telegraph & Telephone Corp.                        60,400  3,351,762
#   Nippon Telegraph & Telephone Corp. ADR                    12,525    348,696
    Nippon Television Holdings, Inc.                          12,900    192,307
#   Nippon Yusen K.K.                                        476,000  1,290,209
#   Nipro Corp.                                               26,900    232,879
    Nishi-Nippon City Bank, Ltd. (The)                       179,000    407,153
    Nishi-Nippon Railroad Co., Ltd.                           41,000    157,682
    Nissan Chemical Industries, Ltd.                          26,900    400,900
    Nissan Motor Co., Ltd.                                   572,100  4,936,420
    Nissan Shatai Co., Ltd.                                   17,000    258,989
#   Nisshin Seifun Group, Inc.                                62,700    729,488
    Nisshin Steel Co., Ltd.                                   11,700    120,164
    Nisshinbo Holdings, Inc.                                  29,000    248,451
    Nissin Foods Holdings Co., Ltd.                           10,000    478,668
    Nitori Holdings Co., Ltd.                                 10,700    490,794
#   Nitto Denko Corp.                                         37,500  1,623,603
    NKSJ Holdings, Inc.                                       71,150  1,775,110
#   NOK Corp.                                                 20,980    342,998
    Nomura Holdings, Inc.                                    378,900  2,194,160

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
JAPAN -- (Continued)
#   Nomura Holdings, Inc. ADR                                348,997 $2,045,122
    Nomura Real Estate Holdings, Inc.                         26,700    498,869
    Nomura Research Institute, Ltd.                           19,400    562,548
    NSK, Ltd.                                                 89,000    935,634
*   NTN Corp.                                                140,000    479,139
    NTT Data Corp.                                            25,500    985,207
#   NTT DOCOMO, Inc.                                         268,328  4,279,977
#   NTT DOCOMO, Inc. Sponsored ADR                            51,866    828,819
    NTT Urban Development Corp.                               16,300    143,366
#   Obayashi Corp.                                           121,000    781,284
    Obic Co., Ltd.                                            14,300    429,096
    Odakyu Electric Railway Co., Ltd.                        107,000    939,383
    Oji Holdings Corp.                                       330,000  1,386,491
#   OKUMA Corp.                                               27,000    231,103
#*  Olympus Corp.                                             46,200  1,411,155
    Omron Corp.                                               39,400  1,395,326
    Onward Holdings Co., Ltd.                                 18,000    121,069
    Oracle Corp. Japan                                         7,100    327,208
    Oriental Land Co., Ltd.                                    8,900  1,333,339
    Osaka Gas Co., Ltd.                                      256,000    964,941
#   OSAKA Titanium Technologies Co., Ltd.                      2,500     51,348
    OSG Corp.                                                  9,900    159,572
    Otsuka Corp.                                               2,900    343,301
    Otsuka Holdings Co., Ltd.                                 48,800  1,405,819
#*  Pacific Metals Co., Ltd.                                  19,000     88,377
    Panasonic Corp.                                          323,589  3,527,139
    Panasonic Corp. Sponsored ADR                            108,991  1,192,362
    Park24 Co., Ltd.                                          18,900    345,475
    Pigeon Corp.                                               6,000    268,626
#*  Pioneer Corp.                                             43,200     93,342
    Pola Orbis Holdings, Inc.                                  5,200    203,505
#   Rakuten, Inc.                                            143,300  1,859,406
    Rengo Co., Ltd.                                           44,000    196,624
    Resona Holdings, Inc.                                    409,400  2,093,263
    Resorttrust, Inc.                                          7,600    119,243
    Ricoh Co., Ltd.                                          214,500  2,471,698
    Rinnai Corp.                                               5,500    458,363
    Rohm Co., Ltd.                                            17,900    856,012
    Rohto Pharmaceutical Co., Ltd.                            11,000    194,057
#   Ryohin Keikaku Co., Ltd.                                   3,400    382,104
    Sankyo Co., Ltd.                                          10,000    399,910
    Sankyu, Inc.                                               7,000     26,683
#   Sanrio Co., Ltd.                                           5,500    174,371
#   Santen Pharmaceutical Co., Ltd.                           10,100    450,154
    Sapporo Holdings, Ltd.                                    31,000    131,440
    Sawai Pharmaceutical Co., Ltd.                             4,400    272,309
    SBI Holdings, Inc.                                        52,950    605,533
    SCSK Corp.                                                 7,500    198,387
    Secom Co., Ltd.                                           39,000  2,239,111
#   Sega Sammy Holdings, Inc.                                 36,348    732,675
    Seiko Epson Corp.                                         26,700    728,643
    Seino Holdings Co., Ltd.                                  35,000    345,931

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
JAPAN -- (Continued)
    Sekisui Chemical Co., Ltd.                              127,000 $ 1,287,043
    Sekisui House, Ltd.                                     124,560   1,495,168
    Senshu Ikeda Holdings, Inc.                              34,820     159,875
    Seven & I Holdings Co., Ltd.                            139,676   5,511,091
    Seven Bank, Ltd.                                         48,500     183,874
#*  Sharp Corp.                                             385,000     965,105
    Shiga Bank, Ltd. (The)                                   47,000     257,008
#*  Shikoku Electric Power Co., Inc.                         24,200     283,262
    Shimadzu Corp.                                           55,000     469,837
#   Shimamura Co., Ltd.                                       3,600     335,370
    Shimano, Inc.                                            12,800   1,279,510
    Shimizu Corp.                                           118,000     668,899
#   Shin-Etsu Chemical Co., Ltd.                             80,800   4,739,895
#   Shinsei Bank, Ltd.                                      392,000     764,252
    Shionogi & Co., Ltd.                                     51,800     907,972
    Shiseido Co., Ltd.                                       62,900   1,123,764
    Shizuoka Bank, Ltd. (The)                               130,000   1,242,151
#   Showa Denko K.K.                                        310,000     413,061
    Showa Shell Sekiyu K.K.                                  40,400     409,834
    SKY Perfect JSAT Holdings, Inc.                          29,300     157,550
    SMC Corp.                                                 9,900   2,356,752
    Softbank Corp.                                          194,300  14,471,074
    Sohgo Security Services Co., Ltd.                        10,300     218,370
    Sojitz Corp.                                            317,800     501,113
#   Sony Corp.                                              148,800   2,612,271
    Sony Corp. Sponsored ADR                                 74,848   1,320,319
    Sony Financial Holdings, Inc.                            29,400     471,433
    Sotetsu Holdings, Inc.                                   73,000     260,892
    Square Enix Holdings Co., Ltd.                            9,700     156,021
    Stanley Electric Co., Ltd.                               25,000     554,099
    Start Today Co., Ltd.                                    10,500     220,043
#   Sugi Holdings Co., Ltd.                                   7,100     319,354
#   Sumco Corp.                                              16,700     128,164
    Sumitomo Bakelite Co., Ltd.                              33,000     125,679
    Sumitomo Chemical Co., Ltd.                             498,000   1,868,318
    Sumitomo Corp.                                          235,900   3,062,096
    Sumitomo Electric Industries, Ltd.                      152,400   2,109,395
    Sumitomo Forestry Co., Ltd.                              21,600     219,689
#   Sumitomo Heavy Industries, Ltd.                         115,000     489,313
    Sumitomo Metal Mining Co., Ltd.                         124,000   1,872,960
    Sumitomo Mitsui Financial Group, Inc.                   261,540  10,338,756
    Sumitomo Mitsui Trust Holdings, Inc.                    684,210   2,819,423
    Sumitomo Osaka Cement Co., Ltd.                          51,000     202,833
    Sumitomo Realty & Development Co., Ltd.                  64,000   2,483,159
    Sumitomo Rubber Industries, Ltd.                         48,900     679,605
    Sundrug Co., Ltd.                                         3,600     147,285
    Suruga Bank, Ltd.                                        32,000     548,927
    Suzuken Co., Ltd.                                        13,980     503,911
    Suzuki Motor Corp.                                       68,700   1,772,464
    Sysmex Corp.                                             21,800     691,102
    T&D Holdings, Inc.                                      176,300   2,104,368
    Tadano, Ltd.                                             14,000     197,957

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
JAPAN -- (Continued)
    Taiheiyo Cement Corp.                                   258,000 $   905,035
#   Taisei Corp.                                            183,000     848,381
    Taiyo Nippon Sanso Corp.                                 50,000     398,538
#   Taiyo Yuden Co., Ltd.                                     6,500      80,369
#   Takara Holdings, Inc.                                    23,000     176,089
    Takashimaya Co., Ltd.                                    60,000     568,452
#   Takata Corp.                                              6,800     160,222
    Takeda Pharmaceutical Co., Ltd.                         148,000   6,657,059
    TDK Corp.                                                34,800   1,483,923
    TDK Corp. Sponsored ADR                                   1,900      81,016
    Teijin, Ltd.                                            223,000     548,146
    Terumo Corp.                                             53,600   1,063,725
    THK Co., Ltd.                                            20,000     422,730
#   Tobu Railway Co., Ltd.                                  131,000     640,719
    Toho Co., Ltd.                                           18,200     350,391
    Toho Gas Co., Ltd.                                       63,000     309,113
    Toho Holdings Co., Ltd.                                   7,100     143,124
    Tohoku Electric Power Co., Inc.                          58,700     558,634
    Tokai Rika Co., Ltd.                                      9,200     159,889
    Tokai Tokyo Financial Holdings, Inc.                     42,100     282,849
    Tokio Marine Holdings, Inc.                             138,400   4,078,083
    Tokio Marine Holdings, Inc. ADR                           4,182     123,202
    Tokyo Broadcasting System Holdings, Inc.                  8,300      90,163
*   Tokyo Electric Power Co., Inc.                          194,600     736,026
    Tokyo Electron, Ltd.                                     32,800   1,865,527
    Tokyo Gas Co., Ltd.                                     376,000   1,970,018
    Tokyo Tatemono Co., Ltd.                                 88,039     702,093
    Tokyu Corp.                                             165,000   1,039,208
#   Tokyu Fudosan Holdings Corp.                             80,000     581,596
#   TonenGeneral Sekiyu K.K.                                 42,000     396,725
#   Toppan Printing Co., Ltd.                               113,000     776,067
#   Toray Industries, Inc.                                  278,000   1,814,441
    Toshiba Corp.                                           764,000   2,992,483
    Toshiba TEC Corp.                                        25,000     162,866
    Tosoh Corp.                                             163,000     621,992
    TOTO, Ltd.                                               46,000     650,686
    Toyo Seikan Group Holdings, Ltd.                         34,700     516,054
#   Toyo Suisan Kaisha, Ltd.                                 16,000     512,500
    Toyo Tire & Rubber Co., Ltd.                             34,000     253,533
    Toyobo Co., Ltd.                                        192,000     310,052
    Toyoda Gosei Co., Ltd.                                   19,800     364,831
#   Toyota Boshoku Corp.                                      9,300      96,137
    Toyota Motor Corp.                                      343,900  18,580,281
    Toyota Motor Corp. Sponsored ADR                        103,254  11,194,799
#   Toyota Tsusho Corp.                                      76,181   2,006,547
    Trend Micro, Inc.                                        19,100     617,828
    Trend Micro, Inc. Sponsored ADR                             777      25,089
    TS Tech Co., Ltd.                                         8,200     218,692
#   Tsumura & Co.                                             9,000     213,921
    Tsuruha Holdings, Inc.                                    2,200     221,422
#   Ube Industries, Ltd.                                    374,000     633,637
#   Unicharm Corp.                                           20,400   1,106,251

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
JAPAN -- (Continued)
    United Arrows, Ltd.                                        800 $     30,942
    UNY Group Holdings Co., Ltd.                            44,100      284,602
    Ushio, Inc.                                             17,100      223,354
    USS Co., Ltd.                                           43,100      628,232
    Wacoal Holdings Corp.                                   27,000      266,335
    West Japan Railway Co.                                  23,200      940,827
#   Yahoo Japan Corp.                                      278,300    1,215,748
    Yakult Honsha Co., Ltd.                                 17,200      929,661
#   Yamada Denki Co., Ltd.                                 236,800      874,851
#   Yamaguchi Financial Group, Inc.                         48,000      442,647
    Yamaha Corp.                                            30,200      404,640
    Yamaha Motor Co., Ltd.                                  50,100      773,384
    Yamato Holdings Co., Ltd.                               60,900    1,253,211
    Yamato Kogyo Co., Ltd.                                   7,600      219,170
    Yamazaki Baking Co., Ltd.                               24,000      293,240
#   Yaskawa Electric Corp.                                  34,000      383,372
    Yokogawa Electric Corp.                                 36,100      493,550
    Yokohama Rubber Co., Ltd. (The)                         64,000      571,649
#   Zensho Holdings Co., Ltd.                                6,000       60,655
    Zeon Corp.                                              52,000      483,514
                                                                   ------------
TOTAL JAPAN                                                         526,435,731
                                                                   ------------
NETHERLANDS -- (2.3%)
    Aegon NV(5927375)                                      445,663    4,085,130
    Aegon NV(007924103)                                     22,558      207,985
    Akzo Nobel NV                                           58,141    4,480,466
    Akzo Nobel NV Sponsored ADR                              5,988      153,113
#   ArcelorMittal(B295F26)                                 107,323    1,743,999
    ArcelorMittal(B03XPL1)                                 153,265    2,492,278
#   ASML Holding NV(B929F46)                                49,663    4,053,181
    ASML Holding NV(B908F01)                                16,254    1,322,913
    Delta Lloyd NV                                          21,049      553,967
    Fugro NV                                                15,891    1,053,011
#   Gemalto NV                                              15,215    1,701,120
#   Heineken NV                                             40,415    2,807,122
*   ING Groep NV                                           437,455    6,253,356
#*  ING Groep NV Sponsored ADR                             345,739    4,944,068
    Koninklijke Ahold NV                                   264,055    5,104,677
    Koninklijke Ahold NV Sponsored ADR                       7,679      148,128
    Koninklijke Boskalis Westminster NV                     24,151    1,368,799
    Koninklijke DSM NV                                      32,455    2,330,521
*   Koninklijke KPN NV                                   1,055,767    3,751,000
    Koninklijke Philips NV(500472303)                       11,413      364,759
    Koninklijke Philips NV(5986622)                        173,954    5,568,815
#   Koninklijke Vopak NV                                    17,996      897,300
    Randstad Holding NV                                     26,352    1,540,002
#   Reed Elsevier NV                                       104,979    2,142,710
#   Reed Elsevier NV Sponsored ADR                          22,835      959,983
#*  Royal Imtech NV                                         10,738       20,935
*   SBM Offshore NV                                         31,251      572,027
    TNT Express NV                                          56,732      511,243
#   Unilever NV(B12T3J1)                                   242,733   10,408,659

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
NETHERLANDS -- (Continued)
#   Unilever NV(904784709)                                   84,106 $ 3,601,419
#   Wolters Kluwer NV                                        83,559   2,329,282
#   Ziggo NV                                                 28,044   1,217,750
                                                                    -----------
TOTAL NETHERLANDS                                                    78,689,718
                                                                    -----------
NEW ZEALAND -- (0.1%)
    Auckland International Airport, Ltd.                    182,313     624,407
    Chorus, Ltd.                                             57,576      87,969
    Contact Energy, Ltd.                                     65,243     320,471
    Fletcher Building, Ltd.                                 120,029   1,020,646
    Ryman Healthcare, Ltd.                                   27,430     204,906
    Sky Network Television, Ltd.                             23,000     132,751
    SKYCITY Entertainment Group, Ltd.                        28,225     103,066
    Telecom Corp. of New Zealand, Ltd.                      439,104   1,049,002
    TrustPower, Ltd.                                          8,019      46,321
#*  Xero, Ltd.                                                1,961      53,952
                                                                    -----------
TOTAL NEW ZEALAND                                                     3,643,491
                                                                    -----------
NORWAY -- (0.8%)
#   Aker ASA Class A                                          4,790     162,250
    Aker Solutions ASA                                       24,377     390,581
*   Archer, Ltd.                                             31,266      42,646
    Cermaq ASA                                                3,001      35,471
#*  Det Norske Oljeselskap ASA                                9,362     102,380
#   DNB ASA                                                 199,568   3,537,446
*   DNO International ASA                                    83,791     291,005
    Fred Olsen Energy ASA                                     7,661     244,377
#   Gjensidige Forsikring ASA                                34,121     629,691
    Golar LNG, Ltd.                                           6,906     305,245
#   Kongsberg Gruppen A.S.                                    6,143     144,199
    Marine Harvest ASA                                       60,248     738,943
#   Norsk Hydro ASA                                         312,394   1,675,429
#   Norsk Hydro ASA Sponsored ADR                            11,200      60,256
#   Orkla ASA                                               149,735   1,238,396
#   Petroleum Geo-Services ASA                               77,048     930,254
    Prosafe SE                                               36,219     319,233
#   Schibsted ASA                                            14,887     856,606
    Seadrill, Ltd.(B09RMQ1)                                  53,292   1,864,725
    Seadrill, Ltd.(B0HWHV8)                                  19,180     675,520
#   SpareBank 1 SR Bank ASA                                  10,477     101,617
    Statoil ASA                                             182,602   5,566,694
    Statoil ASA Sponsored ADR                                38,709   1,179,463
    Stolt-Nielsen, Ltd.                                         900      24,334
*   Storebrand ASA                                          101,739     571,098
    Subsea 7 SA                                              60,758   1,216,634
    Telenor ASA                                             131,589   3,091,948
#   TGS Nopec Geophysical Co. ASA                            16,183     558,222
#   Yara International ASA                                   38,653   1,827,183
                                                                    -----------
TOTAL NORWAY                                                         28,381,846
                                                                    -----------

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
PORTUGAL -- (0.1%)
*   Banco Comercial Portugues SA                              66,208 $   20,120
#*  Banco Espirito Santo SA                                  513,592    910,359
    EDP - Energias de Portugal SA                            355,905  1,728,865
*   EDP Renovaveis SA                                         35,708    244,873
    Galp Energia SGPS SA                                      54,721    948,425
    Jeronimo Martins SGPS SA                                  35,510    621,048
    Portugal Telecom SGPS SA                                 103,660    430,673
#   Portugal Telecom SGPS SA Sponsored ADR                    20,300     84,245
                                                                     ----------
TOTAL PORTUGAL                                                        4,988,608
                                                                     ----------
SINGAPORE -- (1.2%)
#   Biosensors International Group, Ltd.                     152,000    115,442
    CapitaLand, Ltd.                                         593,750  1,519,569
    City Developments, Ltd.                                  108,000    935,713
    ComfortDelGro Corp., Ltd.                                395,000    669,849
#   Cosco Corp. Singapore, Ltd.                              132,000     76,018
    DBS Group Holdings, Ltd.                                 358,204  4,852,648
#   Ezion Holdings, Ltd.                                     111,000    201,781
    First Resources, Ltd.                                     91,000    186,888
    Genting Singapore P.L.C.                               1,300,000  1,377,485
    Global Logistic Properties, Ltd.                         500,000  1,139,544
    Golden Agri-Resources, Ltd.                            1,571,000    766,388
    Great Eastern Holdings, Ltd.                               6,000     91,037
    GuocoLand, Ltd.                                           58,000     98,681
    Hongkong Land Holdings, Ltd.                             189,000  1,324,610
    Hutchison Port Holdings Trust                            937,000    637,682
    Indofood Agri Resources, Ltd.                             84,000     71,538
    Jardine Cycle & Carriage, Ltd.                            26,339    987,605
    Keppel Corp., Ltd.                                       278,600  2,344,149
    Keppel Land, Ltd.                                        141,000    390,069
    M1, Ltd.                                                  88,000    236,447
*   Neptune Orient Lines, Ltd.                               153,000    124,094
    Noble Group, Ltd.                                      1,108,000  1,140,885
#   Olam International, Ltd.                                 415,054    740,630
    OUE Hospitality Trust                                      7,333      5,090
    OUE, Ltd.                                                 44,000     79,776
#   Oversea-Chinese Banking Corp., Ltd.                      502,380  3,874,445
    SATS, Ltd.                                               150,736    381,594
    SembCorp Industries, Ltd.                                208,320    894,347
#   SembCorp Marine, Ltd.                                    165,000    536,617
#   SIA Engineering Co., Ltd.                                 32,000    122,370
    Singapore Airlines, Ltd.                                 149,400  1,238,590
    Singapore Exchange, Ltd.                                 166,000    918,025
    Singapore Post, Ltd.                                     199,000    224,823
#   Singapore Press Holdings, Ltd.                           320,000  1,070,074
#   Singapore Technologies Engineering, Ltd.                 282,000    861,326
    Singapore Telecommunications, Ltd.                     1,527,650  4,679,370
#   SMRT Corp., Ltd.                                          59,000     57,444
    StarHub, Ltd.                                            110,000    364,900
    Super Group, Ltd.                                         11,000     30,775
    United Industrial Corp., Ltd.                             96,000    256,730
    United Overseas Bank, Ltd.                               247,941  4,315,442

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
SINGAPORE -- (Continued)
    UOL Group, Ltd.                                         124,000 $   636,646
    Venture Corp., Ltd.                                      48,000     294,007
    Wilmar International, Ltd.                              382,000   1,038,205
                                                                    -----------
TOTAL SINGAPORE                                                      41,909,348
                                                                    -----------
SPAIN -- (2.8%)
    Abertis Infraestructuras SA                              97,296   2,190,098
#   Acciona SA                                                7,527     612,290
#   Acerinox SA                                              23,737     415,087
    ACS Actividades de Construccion y Servicios SA           28,154   1,208,492
    Amadeus IT Holding SA Class A                            80,627   3,353,318
    Banco Bilbao Vizcaya Argentaria SA                      476,692   5,871,760
    Banco Bilbao Vizcaya Argentaria SA Sponsored ADR        540,911   6,680,251
    Banco de Sabadell SA                                    873,956   2,973,444
    Banco Popular Espanol SA                                379,301   2,795,041
    Banco Santander SA                                    1,336,231  13,289,713
#   Banco Santander SA Sponsored ADR                        724,954   7,220,543
*   Bankia SA                                               675,226   1,379,230
    Bankinter SA                                            124,007     949,455
#   CaixaBank SA                                            380,043   2,316,258
    Distribuidora Internacional de Alimentacion SA           95,502     854,311
    Ebro Foods SA                                            16,941     390,370
    Enagas SA                                                43,114   1,328,289
    Ferrovial SA                                             73,461   1,632,916
*   Fomento de Construcciones y Contratas SA                  7,734     170,604
    Gas Natural SDG SA                                       74,037   2,123,012
    Grifols SA                                               26,263   1,403,953
#   Iberdrola SA                                          1,032,598   7,213,248
#   Inditex SA                                               41,373   6,216,167
    Indra Sistemas SA                                        13,729     257,858
    Mapfre SA                                               209,020     881,542
*   Mediaset Espana Comunicacion SA                          31,341     347,775
    Obrascon Huarte Lain SA                                   5,256     243,674
    Prosegur Cia de Seguridad SA                             26,700     178,783
    Red Electrica Corp. SA                                   22,297   1,835,402
    Repsol SA                                               106,439   2,865,802
    Repsol SA Sponsored ADR                                  81,084   2,184,403
*   Sacyr SA                                                 32,707     215,420
    Telefonica SA                                           433,045   7,267,408
#   Telefonica SA Sponsored ADR                             370,982   6,213,949
    Zardoya Otis SA                                          30,859     541,355
                                                                    -----------
TOTAL SPAIN                                                          95,621,221
                                                                    -----------
SWEDEN -- (2.6%)
#   Alfa Laval AB                                            60,909   1,622,821
    Assa Abloy AB Class B                                    67,110   3,561,834
#   Atlas Copco AB Class A                                  125,438   3,648,089
#   Atlas Copco AB Class B                                   71,432   1,948,328
#   Boliden AB                                               75,845   1,158,327
    Electrolux AB Series B                                   51,867   1,441,683
#   Elekta AB Class B                                        68,768     959,704
    Getinge AB Class B                                       41,184   1,207,051

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
SWEDEN -- (Continued)
#   Hennes & Mauritz AB Class B                             188,698 $ 7,723,957
    Hexagon AB Class B                                       49,033   1,569,822
    Husqvarna AB Class A                                     12,600     104,285
    Husqvarna AB Class B                                     78,695     657,071
    ICA Gruppen AB                                           16,276     547,462
*   Lundin Petroleum AB                                      36,534     784,247
    Meda AB Class A                                          49,832     895,727
#   Millicom International Cellular SA                       11,771   1,166,681
    Modern Times Group AB Class B                             6,579     293,537
    NCC AB Class B                                            2,952     103,425
    Nordea Bank AB                                          636,373   9,221,425
#   Ratos AB Class B                                         34,998     357,034
    Sandvik AB                                              285,577   4,058,598
    Scania AB Class B                                        60,716   1,849,795
    Securitas AB Class B                                     90,897   1,098,821
    Skandinaviska Enskilda Banken AB Class A                321,475   4,440,508
    Skanska AB Class B                                       82,736   1,899,560
    SKF AB Class B                                           86,473   2,245,539
#*  SSAB AB Class A                                          34,790     303,744
#*  SSAB AB Class B                                          10,905      82,501
    Svenska Cellulosa AB Class A                              5,862     163,934
    Svenska Cellulosa AB Class B                            116,858   3,285,232
    Svenska Handelsbanken AB Class A                        105,273   5,295,226
    Swedbank AB Class A                                     188,752   5,051,365
    Swedish Match AB                                         42,076   1,443,494
    Tele2 AB Class B                                        126,848   1,621,004
    Telefonaktiebolaget LM Ericsson Class A                  14,581     168,076
    Telefonaktiebolaget LM Ericsson Class B                 568,712   6,857,790
    Telefonaktiebolaget LM Ericsson Sponsored ADR            44,578     534,490
    TeliaSonera AB                                          493,711   3,593,749
#   Trelleborg AB Class B                                    54,944   1,175,610
    Volvo AB Class A                                         79,048   1,272,676
    Volvo AB Class B                                        268,370   4,249,408
    Volvo AB Sponsored ADR                                   14,500     228,230
                                                                    -----------
TOTAL SWEDEN                                                         89,891,860
                                                                    -----------
SWITZERLAND -- (7.0%)
    ABB, Ltd.                                               268,780   6,471,170
#   ABB, Ltd. Sponsored ADR                                 175,582   4,199,921
    Actelion, Ltd.                                           20,646   2,032,673
    Adecco SA                                                30,064   2,523,934
    Alpiq Holding AG                                            365      44,791
    Aryzta AG                                                27,575   2,548,908
    Baloise Holding AG                                       12,700   1,546,524
    Banque Cantonale Vaudoise                                   538     319,350
    Barry Callebaut AG                                          586     796,402
#   Basler Kantonalbank                                       1,000      86,444
    Cie Financiere Richemont SA                              99,748  10,148,362
    Clariant AG                                             105,305   2,076,605
    Credit Suisse Group AG                                  232,335   7,365,631
    Credit Suisse Group AG Sponsored ADR                     71,274   2,257,248
#   DKSH Holding AG                                           4,835     399,010

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                           ------- ------------
SWITZERLAND -- (Continued)
*   Dufry AG                                                 6,099 $  1,009,364
    EMS-Chemie Holding AG                                    1,411      550,569
#   Galenica AG                                              1,155    1,176,113
    Geberit AG                                               7,527    2,513,943
    Givaudan SA                                              1,757    2,772,853
    Holcim, Ltd.                                            60,010    5,503,900
    Julius Baer Group, Ltd.                                 55,844    2,615,755
    Kuehne + Nagel International AG                         10,272    1,404,601
    Lindt & Spruengli AG                                        22    1,283,443
    Lonza Group AG                                          12,094    1,265,765
    Nestle SA                                              588,034   45,445,776
    Novartis AG                                            286,619   24,916,505
    Novartis AG ADR                                         87,725    7,626,811
    OC Oerlikon Corp. AG                                    47,466      756,119
    Partners Group Holding AG                                3,063      838,702
    PSP Swiss Property AG                                    2,517      241,922
    Roche Holding AG(7108918)                                4,778    1,394,786
    Roche Holding AG(7110388)                              142,306   41,744,908
    Schindler Holding AG                                     2,881      439,756
    SGS SA                                                   1,117    2,790,375
    Sika AG                                                    457    1,849,112
    Sonova Holding AG                                        9,165    1,324,019
    Sulzer AG                                                6,198      956,366
    Swatch Group AG (The)(7184725)                           6,509    4,185,547
    Swatch Group AG (The)(7184736)                           7,914      954,902
    Swiss Life Holding AG                                    7,845    1,932,817
    Swiss Re AG                                             80,180    7,011,026
    Swisscom AG                                              4,751    2,890,409
    Syngenta AG                                              9,824    3,890,217
#   Syngenta AG ADR                                         37,300    2,929,915
    UBS AG(B18YFJ4)                                        640,816   13,401,938
    UBS AG(H89231338)                                      124,245    2,597,963
    Zurich Insurance Group AG                               32,332    9,271,481
                                                                   ------------
TOTAL SWITZERLAND                                                   242,304,651
                                                                   ------------
UNITED KINGDOM -- (17.1%)
    Aberdeen Asset Management P.L.C.                       262,576    1,942,126
    Admiral Group P.L.C.                                    30,710      725,233
    Aggreko P.L.C.                                          87,752    2,342,041
    AMEC P.L.C.                                             70,608    1,474,660
    Anglo American P.L.C.                                  488,404   13,056,552
    Antofagasta P.L.C.                                     117,605    1,567,346
    ARM Holdings P.L.C.                                    157,970    2,390,907
    ARM Holdings P.L.C. Sponsored ADR                       34,545    1,572,488
    Ashmore Group P.L.C.                                    41,357      245,655
    Ashtead Group P.L.C.                                   102,705    1,521,696
    Associated British Foods P.L.C.                         74,044    3,717,782
    AstraZeneca P.L.C.                                     135,231   10,674,404
    AstraZeneca P.L.C. Sponsored ADR                       119,803    9,470,427
    Aviva P.L.C.                                           949,163    8,458,741
#   Aviva P.L.C. Sponsored ADR                              15,032      269,524
    Babcock International Group P.L.C.                      75,422    1,522,315

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
UNITED KINGDOM -- (Continued)
    BAE Systems P.L.C.                                      858,034 $ 5,805,003
    Balfour Beatty P.L.C.                                    42,765     203,094
    Barclays P.L.C.                                         937,372   4,002,618
    Barclays P.L.C. Sponsored ADR                           551,129   9,429,817
    Barratt Developments P.L.C.                             205,217   1,283,460
    Berkeley Group Holdings P.L.C.                           16,316     633,088
    BG Group P.L.C.                                         637,847  12,903,202
    BG Group P.L.C. Sponsored ADR                            56,914   1,158,769
    BHP Billiton P.L.C.                                     127,971   4,154,498
#   BHP Billiton P.L.C. ADR                                 135,409   8,760,962
    BP P.L.C.                                               480,199   4,054,374
    BP P.L.C. Sponsored ADR                                 567,667  28,735,304
    British American Tobacco P.L.C.                         285,586  16,491,143
#   British American Tobacco P.L.C. Sponsored ADR            43,359   4,987,152
    British Sky Broadcasting Group P.L.C.                   209,622   3,119,753
    British Sky Broadcasting Group P.L.C. Sponsored ADR         647      38,891
    BT Group P.L.C.                                       1,129,438   7,050,678
    BT Group P.L.C. Sponsored ADR                            35,602   2,231,177
    Bunzl P.L.C.                                             61,814   1,761,188
    Burberry Group P.L.C.                                    87,452   2,196,291
*   Cairn Energy P.L.C.                                      99,844     310,992
    Capita P.L.C.                                           138,585   2,541,293
    Carnival P.L.C.                                          33,012   1,319,780
#   Carnival P.L.C. ADR                                      19,088     761,802
    Centrica P.L.C.                                       1,313,344   7,324,569
    Cobham P.L.C.                                           148,789     776,212
    Coca-Cola HBC AG                                          8,073     204,590
    Coca-Cola HBC AG ADR                                     27,952     704,111
    Compass Group P.L.C.                                    387,372   6,170,426
    Croda International P.L.C.                               24,141   1,051,449
    Daily Mail & General Trust P.L.C.                        23,494     323,844
    Diageo P.L.C.                                           160,103   4,905,523
#   Diageo P.L.C. Sponsored ADR                              84,093  10,324,939
    easyJet P.L.C.                                           43,766   1,210,989
*   Essar Energy P.L.C.                                      36,918      41,893
*   Evraz P.L.C.                                             51,040      83,245
    Experian P.L.C.                                         209,203   4,022,341
    Ferrexpo P.L.C.                                           3,692       9,107
    Fresnillo P.L.C.                                         42,695     615,660
    G4S P.L.C.                                              499,532   1,994,367
    GKN P.L.C.                                              532,652   3,462,769
    GlaxoSmithKline P.L.C.                                  528,451  14,601,382
    GlaxoSmithKline P.L.C. Sponsored ADR                    229,916  12,730,449
    Glencore Xstrata P.L.C.                               1,700,077   9,173,213
    Hargreaves Lansdown P.L.C.                               36,360     719,771
    HSBC Holdings P.L.C.                                  1,640,666  16,763,687
    HSBC Holdings P.L.C. Sponsored ADR                      376,440  19,318,900
    ICAP P.L.C.                                             101,460     710,715
    IMI P.L.C.                                               50,232   1,274,012
    Imperial Tobacco Group P.L.C.                           154,581   6,680,121
#   Imperial Tobacco Group P.L.C. ADR                        19,700   1,717,643
    Informa P.L.C.                                          111,055     906,912

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
UNITED KINGDOM -- (Continued)
    Inmarsat P.L.C.                                          36,824 $   453,098
    InterContinental Hotels Group P.L.C.                     56,353   1,925,964
*   International Consolidated Airlines Group SA            242,113   1,655,817
    Intertek Group P.L.C.                                    32,100   1,581,216
    Investec P.L.C.                                         143,706   1,268,028
    ITV P.L.C.                                              778,718   2,395,414
    J Sainsbury P.L.C.                                      334,995   1,900,360
    John Wood Group P.L.C.                                   72,050     955,363
    Johnson Matthey P.L.C.                                   59,496   3,291,329
#*  Kazakhmys P.L.C.                                         51,525     207,619
    Kingfisher P.L.C.                                       529,673   3,748,166
    Legal & General Group P.L.C.                          1,200,837   4,298,685
*   Lloyds Banking Group P.L.C.                           6,055,390   7,721,909
*   Lloyds Banking Group P.L.C. ADR                         819,492   4,236,774
    London Stock Exchange Group P.L.C.                       49,992   1,532,077
*   Lonmin P.L.C.                                            41,655     199,851
    Man Group P.L.C.                                        323,056     539,132
    Marks & Spencer Group P.L.C.                            378,026   2,826,240
    Meggitt P.L.C.                                          188,405   1,519,696
    Melrose Industries P.L.C.                               226,842   1,095,436
    Mondi P.L.C.                                            113,521   1,887,162
    National Grid P.L.C.                                    298,564   4,243,563
#   National Grid P.L.C. Sponsored ADR                       64,610   4,591,186
    Next P.L.C.                                              33,367   3,681,109
    Old Mutual P.L.C.                                     1,377,819   4,657,143
    Pearson P.L.C.                                          111,757   2,095,663
#   Pearson P.L.C. Sponsored ADR                             47,347     888,703
    Pennon Group P.L.C.                                      63,747     816,067
*   Persimmon P.L.C.                                         71,301   1,582,310
    Petrofac, Ltd.                                           81,927   2,010,687
    Prudential P.L.C.                                       357,167   8,210,950
#   Prudential P.L.C. ADR                                    67,278   3,107,571
    Randgold Resources, Ltd.                                 15,527   1,248,108
    Reckitt Benckiser Group P.L.C.                          127,159  10,265,031
    Reed Elsevier P.L.C.                                    130,874   1,930,080
#   Reed Elsevier P.L.C. Sponsored ADR                       25,323   1,497,602
    Resolution, Ltd.                                        369,072   1,861,911
    Rexam P.L.C.                                            268,581   2,251,763
    Rio Tinto P.L.C.                                        150,148   8,163,199
#   Rio Tinto P.L.C. Sponsored ADR                          106,931   5,805,284
    Rolls-Royce Holdings P.L.C.                             442,168   7,853,999
*   Royal Bank of Scotland Group P.L.C.                     390,043   1,976,132
*   Royal Bank of Scotland Group P.L.C. Sponsored ADR        25,196     255,991
#   Royal Dutch Shell P.L.C. ADR(780259107)                 258,685  21,897,685
    Royal Dutch Shell P.L.C. ADR(780259206)                 195,713  15,410,442
    Royal Dutch Shell P.L.C. Class A(B09CBL4)                45,507   1,800,155
    Royal Dutch Shell P.L.C. Class A(B03MLX2)                11,408     451,006
    Royal Dutch Shell P.L.C. Class B                          2,917     123,859
    RSA Insurance Group P.L.C.                            1,162,374   1,930,024
    SABMiller P.L.C.                                        177,232   9,650,453
    Sage Group P.L.C. (The)                                 322,404   2,325,655
    Schroders P.L.C.(0239581)                                10,724     353,323

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                        SHARES      VALUE++
                                                      ---------- --------------
UNITED KINGDOM -- (Continued)
    Schroders P.L.C.(0240549)                             23,137 $    1,000,581
    Serco Group P.L.C.                                    86,339        492,107
    Severn Trent P.L.C.                                   50,696      1,580,270
    Shire P.L.C.                                          58,511      3,346,357
    Shire P.L.C. ADR                                      18,687      3,209,492
    Smith & Nephew P.L.C.                                138,654      2,162,051
    Smith & Nephew P.L.C. Sponsored ADR                   12,975      1,011,272
    Smiths Group P.L.C.                                  110,522      2,494,889
*   Sports Direct International P.L.C.                    45,572        604,269
    SSE P.L.C.                                           188,729      4,866,661
    St James's Place P.L.C.                              117,933      1,536,982
    Standard Chartered P.L.C.                            439,931      9,527,690
    Standard Life P.L.C.                                 469,495      3,035,281
    Tate & Lyle P.L.C.                                   102,619      1,216,510
    Taylor Wimpey P.L.C.                                 797,030      1,417,474
    Tesco P.L.C.                                       1,584,008      7,847,057
    Travis Perkins P.L.C.                                 59,354      1,713,570
    TUI Travel P.L.C.                                    125,087        904,785
    Tullow Oil P.L.C.                                    145,530      2,164,802
    Unilever P.L.C.                                       86,045      3,849,056
#   Unilever P.L.C. Sponsored ADR                        170,265      7,617,656
    United Utilities Group P.L.C.                        143,990      1,936,811
    United Utilities Group P.L.C. ADR                      5,177        138,899
#   Vedanta Resources P.L.C.                              26,516        424,607
    Vodafone Group P.L.C.                              1,865,884      7,084,028
    Vodafone Group P.L.C. Sponsored ADR                  316,816     12,026,349
    Weir Group P.L.C. (The)                               62,209      2,829,705
    Whitbread P.L.C.                                      41,006      2,828,428
    William Hill P.L.C.                                  177,809      1,065,438
    WM Morrison Supermarkets P.L.C.                      507,052      1,721,273
    Wolseley P.L.C.                                       59,308      3,436,562
#   Wolseley P.L.C. ADR                                   17,864        104,329
    WPP P.L.C.                                           230,706      4,974,389
#   WPP P.L.C. Sponsored ADR                              15,674      1,691,695
                                                                 --------------
TOTAL UNITED KINGDOM                                                592,746,380
                                                                 --------------
TOTAL COMMON STOCKS                                               3,017,345,964
                                                                 --------------
PREFERRED STOCKS -- (0.1%)

GERMANY -- (0.1%)
    Porsche Automobil Holding SE                          19,267      2,130,834
                                                                 --------------
UNITED KINGDOM -- (0.0%)
    Rolls-Royce Holdings P.L.C.                       55,465,682         93,648
                                                                 --------------
TOTAL PREFERRED STOCKS                                                2,224,482
                                                                 --------------
RIGHTS/WARRANTS -- (0.0%)

AUSTRALIA -- (0.0%)
#*  Aquarius Platinum, Ltd. Rights 05/14/14              143,654         15,347
*   Bank of Queensland, Ltd. Rights 05/09/14               9,430             --
                                                                 --------------
TOTAL AUSTRALIA                                                          15,347
                                                                 --------------

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED

                                                       SHARES       VALUE++
                                                      ---------- --------------
FRANCE -- (0.0%)
*     Groupe Fnac                                              3 $           15
*     Peugeot SA Warrants 04/29/17                        66,118        126,494
                                                                 --------------
TOTAL FRANCE                                                            126,509
                                                                 --------------
HONG KONG -- (0.0%)
*     Sun Hung Kai Properties 04/22/16                    27,062         18,500
                                                                 --------------
SPAIN -- (0.0%)
*     Banco Santander SA                               1,336,231        282,687
                                                                 --------------
UNITED KINGDOM -- (0.0%)
*     Babcock International Group P.L.C.
        Rights 05/06/14                                   29,008        195,911
                                                                 --------------
TOTAL RIGHTS/WARRANTS                                                   638,954
                                                                 --------------

                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)       VALUE+
                                                      ---------- --------------
SECURITIES LENDING COLLATERAL -- (12.8%)
(S)@  DFA Short Term Investment Fund                  38,225,151    442,265,001
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $2,739,201,752)              $3,462,474,401
                                                                 ==============

LARGE CAP INTERNATIONAL PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                             --------------------------------------------------
                               LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                             ------------ -------------- ------- --------------
Common Stocks
   Australia                 $  7,543,149 $  199,296,680   --    $  206,839,829
   Austria                        189,081      9,292,908   --         9,481,989
   Belgium                      3,688,738     31,295,155   --        34,983,893
   Canada                     281,865,274             --   --       281,865,274
   Denmark                      5,290,431     38,396,333   --        43,686,764
   Finland                      1,730,140     27,112,727   --        28,842,867
   France                      19,252,865    265,038,168   --       284,291,033
   Germany                     23,571,412    220,871,480   --       244,442,892
   Hong Kong                    1,032,065     82,288,647   --        83,320,712
   Ireland                      2,381,377      8,405,587   --        10,786,964
   Israel                       7,382,132      6,253,529   --        13,635,661
   Italy                        6,588,527     63,966,705   --        70,555,232
   Japan                       38,521,216    487,914,515   --       526,435,731
   Netherlands                 13,446,367     65,243,351   --        78,689,718
   New Zealand                         --      3,643,491   --         3,643,491
   Norway                       2,220,484     26,161,362   --        28,381,846
   Portugal                        84,245      4,904,363   --         4,988,608
   Singapore                           --     41,909,348   --        41,909,348
   Spain                       22,299,146     73,322,075   --        95,621,221
   Sweden                         762,720     89,129,140   --        89,891,860
   Switzerland                 19,611,858    222,692,793   --       242,304,651
   United Kingdom             195,703,285    397,043,095   --       592,746,380
Preferred Stocks
   Germany                             --      2,130,834   --         2,130,834
   United Kingdom                      --         93,648   --            93,648
Rights/Warrants
   Australia                           --         15,347   --            15,347
   France                              --        126,509   --           126,509
   Hong Kong                           --         18,500   --            18,500
   Spain                               --        282,687   --           282,687
   United Kingdom                      --        195,911   --           195,911
Securities Lending
  Collateral                           --    442,265,001   --       442,265,001
                             ------------ --------------   --    --------------
TOTAL                        $653,164,512 $2,809,309,889   --    $3,462,474,401
                             ============ ==============   ==    ==============

                      INTERNATIONAL CORE EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                           SHARES     VALUE++
                                                          --------- -----------
COMMON STOCKS -- (87.6%)

AUSTRALIA -- (5.4%)
#   Acrux, Ltd.                                              51,372 $    49,626
    Adelaide Brighton, Ltd.                                 742,307   2,705,722
*   Aditya Birla Minerals, Ltd.                             222,001      48,466
*   AED Oil, Ltd.                                           237,059          --
    AGL Energy, Ltd.                                        187,353   2,750,336
    Ainsworth Game Technology, Ltd.                          98,501     381,011
#*  AJ Lucas Group, Ltd.                                     37,498      32,010
*   Alcyone Resources, Ltd.                                 103,559          96
*   Alkane Resources, Ltd.                                   94,116      26,752
#   ALS, Ltd.                                               384,648   2,690,230
#   Altium, Ltd.                                              4,383       9,141
*   Alumina, Ltd.                                         3,014,907   3,787,160
*   Alumina, Ltd. Sponsored ADR                             468,068   2,321,617
    Amalgamated Holdings, Ltd.                              156,536   1,279,921
#   Amcom Telecommunications, Ltd.                          298,939     584,856
    Amcor, Ltd.                                             593,038   5,691,363
    Amcor, Ltd. Sponsored ADR                                30,507   1,171,774
    AMP, Ltd.                                             2,348,547  11,052,634
#   Ansell, Ltd.                                            134,973   2,273,090
#*  Antares Energy, Ltd.                                    238,797      88,937
    AP Eagers, Ltd.                                          58,625     275,538
#   APA Group                                               603,243   3,739,101
*   APN News & Media, Ltd.                                1,204,518     794,399
#*  Aquarius Platinum, Ltd.                                 299,539     107,349
#*  Aquila Resources, Ltd.                                  139,638     325,730
#   ARB Corp., Ltd.                                          59,106     671,274
    Aristocrat Leisure, Ltd.                                440,512   2,066,696
    Arrium, Ltd.                                          3,030,916   3,377,821
    Asciano, Ltd.                                         1,131,961   5,712,308
*   ASG Group, Ltd.                                         144,688      48,425
    ASX, Ltd.                                               161,346   5,339,258
*   Atlantic, Ltd.                                           34,067       5,538
#   Atlas Iron, Ltd.                                      1,941,212   1,646,387
    Aurizon Holdings, Ltd.                                  646,911   3,123,429
*   Aurora Oil & Gas, Ltd.                                  412,950   1,569,060
#   Ausdrill, Ltd.                                          512,471     444,609
    Ausenco, Ltd.                                           234,794     121,269
*   Austal, Ltd.                                            196,775     192,129
#   Austbrokers Holdings, Ltd.                               33,730     318,835
#   Austin Engineering, Ltd.                                 51,043      97,852
    Australia & New Zealand Banking Group, Ltd.           1,174,816  37,779,466
#*  Australian Agricultural Co., Ltd.                       615,088     731,888
    Australian Infrastructure Fund, Ltd.                    602,974       2,525
    Australian Pharmaceutical Industries, Ltd.              476,014     256,797
    Automotive Holdings Group, Ltd.                         416,225   1,551,643
    Aveo Group                                              400,583     757,857
*   AVJennings, Ltd.                                        200,265     107,524
*   AWE, Ltd.                                             1,077,681   1,574,329
    Bank of Queensland, Ltd.                                648,887   7,418,418
    BC Iron, Ltd.                                           148,020     603,064
    Beach Energy, Ltd.                                    2,798,898   4,479,252

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
AUSTRALIA -- (Continued)
*   Beadell Resources, Ltd.                                 150,942 $    92,928
    Bega Cheese, Ltd.                                        32,042     153,519
    Bendigo and Adelaide Bank, Ltd.                         777,142   8,329,113
    BHP Billiton, Ltd.                                      463,667  16,328,773
#   BHP Billiton, Ltd. Sponsored ADR                        195,277  13,774,840
*   Billabong International, Ltd.                           721,634     319,161
*   Bionomics, Ltd.                                          19,472       8,537
#   Blackmores, Ltd.                                          4,058     101,369
#*  Blackthorn Resources, Ltd.                               59,877       9,203
*   BlueScope Steel, Ltd.                                 1,080,710   6,533,741
#*  Boart Longyear, Ltd.                                    770,525     204,958
*   Boom Logistics, Ltd.                                    320,214      47,873
#   Boral, Ltd.                                           1,463,386   7,766,440
#   Bradken, Ltd.                                           345,929   1,365,234
    Brambles, Ltd.                                          698,936   6,145,933
    Breville Group, Ltd.                                    102,737     877,318
    Brickworks, Ltd.                                         47,792     595,765
    BT Investment Management, Ltd.                           71,588     446,824
#   Cabcharge Australia, Ltd.                               212,282     766,265
    Caltex Australia, Ltd.                                  198,456   4,119,623
#   Cardno, Ltd.                                            217,435   1,416,073
*   Carnarvon Petroleum, Ltd.                               856,412      69,380
    carsales.com, Ltd.                                      204,781   2,073,860
#   Cash Converters International, Ltd.                     482,381     489,602
    Cedar Woods Properties, Ltd.                              9,876      66,516
*   Centrebet International, Ltd. Claim Units                22,005          --
    Challenger, Ltd.                                        491,725   3,235,198
*   ChemGenex Pharmaceuticals, Ltd.                           6,842          --
*   Citigold Corp., Ltd.                                    806,483      30,012
*   Clinuvel Pharmaceuticals, Ltd.                           13,426      18,330
#*  Coal of Africa, Ltd.                                    400,214      27,656
    Coca-Cola Amatil, Ltd.                                  239,638   2,068,732
#   Cochlear, Ltd.                                           47,775   2,611,527
*   Cockatoo Coal, Ltd.                                   2,245,523      72,815
#   Codan, Ltd.                                              44,929      28,010
*   Coffey International, Ltd.                              136,278      28,632
    Commonwealth Bank of Australia                          384,649  28,295,122
*   Compass Resources, Ltd.                                  18,720          --
    Computershare, Ltd.                                     183,052   2,109,987
    Corporate Travel Management, Ltd.                         4,453      25,611
    Coventry Group, Ltd.                                     13,156      31,292
#   Credit Corp. Group, Ltd.                                 45,692     382,823
    Crowe Horwath Australasia, Ltd.                         240,888      82,818
#   Crown Resorts, Ltd.                                     214,027   3,202,643
    CSG, Ltd.                                                86,778      70,617
    CSL, Ltd.                                                95,558   6,091,852
    CSR, Ltd.                                               984,393   3,352,459
*   Cue Energy Resources, Ltd.                              287,579      32,145
#   Data#3, Ltd.                                             39,367      21,252
#   David Jones, Ltd.                                     1,063,961   3,897,654
#   Decmil Group, Ltd.                                      232,257     440,145
*   Deep Yellow, Ltd.                                       403,728       9,752

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
AUSTRALIA -- (Continued)
*   Devine, Ltd.                                            109,847 $    72,405
#   Domino's Pizza Enterprises, Ltd.                         44,070     812,911
    Downer EDI, Ltd.                                        937,553   4,376,791
#*  Drillsearch Energy, Ltd.                                893,842   1,338,481
    DuluxGroup, Ltd.                                        595,596   3,181,204
    DWS, Ltd.                                                57,318      57,554
#   Echo Entertainment Group, Ltd.                        1,373,810   3,613,379
#*  Elders, Ltd.                                            974,226      99,731
#*  Emeco Holdings, Ltd.                                  1,092,630     266,132
#*  Energy Resources of Australia, Ltd.                     240,348     296,119
#*  Energy World Corp., Ltd.                              1,142,002     303,260
    Envestra, Ltd.                                        1,308,457   1,420,027
    Equity Trustees, Ltd.                                     2,395      39,677
*   Eservglobal, Ltd.                                        76,359      56,924
    Euroz, Ltd.                                              64,770      75,884
#   Evolution Mining, Ltd.                                  370,498     295,600
    Fairfax Media, Ltd.                                   3,270,063   2,987,770
    Fantastic Holdings, Ltd.                                    975       1,696
#*  FAR, Ltd.                                             2,438,534     104,367
    Finbar Group, Ltd.                                        2,330       3,588
#   Fleetwood Corp., Ltd.                                    83,044     178,606
#   Flight Centre Travel Group, Ltd.                         50,197   2,517,589
*   Flinders Mines, Ltd.                                    166,568       3,260
*   Focus Minerals, Ltd.                                  5,795,439      65,141
#   Forge Group, Ltd.                                        76,644          --
#   Fortescue Metals Group, Ltd.                          1,075,637   5,087,693
    Funtastic, Ltd.                                         204,519      22,844
#   G8 Education, Ltd.                                       48,040     209,523
*   Geodynamics, Ltd.                                        62,596       3,488
    Goodman Fielder, Ltd.                                 3,476,238   2,181,632
    GrainCorp, Ltd. Class A                                 332,877   2,745,387
#   Grange Resources, Ltd.                                  460,396     111,898
*   Gryphon Minerals, Ltd.                                  427,238      54,117
#   GUD Holdings, Ltd.                                      149,375     743,943
#*  Gunns, Ltd.                                           1,359,648          --
#   GWA Group, Ltd.                                         483,681   1,213,566
#   Harvey Norman Holdings, Ltd.                          1,057,594   3,236,712
    HFA Holdings, Ltd.                                      133,879     124,797
    Hills, Ltd.                                             320,028     503,595
#*  Horizon Oil, Ltd.                                     1,463,538     518,337
*   Icon Energy, Ltd.                                       357,233      44,822
    iiNET, Ltd.                                             227,480   1,518,653
#   Iluka Resources, Ltd.                                   517,817   4,301,922
#   Imdex, Ltd.                                             336,336     230,495
#   IMF Australia, Ltd.                                      74,143     127,981
#   Incitec Pivot, Ltd.                                   2,835,458   7,611,132
    Independence Group NL                                   401,748   1,628,691
*   Indophil Resources NL                                   172,218      22,464
#*  Infigen Energy                                          693,403     119,339
    Infomedia, Ltd.                                          80,383      50,906
    Insurance Australia Group, Ltd.                       2,238,221  11,962,749
    Integrated Research, Ltd.                                42,144      41,972

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
AUSTRALIA -- (Continued)
    Invocare, Ltd.                                          133,752 $ 1,326,014
    IOOF Holdings, Ltd.                                     339,090   2,681,027
    Iress, Ltd.                                             135,090   1,042,249
    James Hardie Industries P.L.C.                          246,484   3,164,411
#   James Hardie Industries P.L.C. Sponsored ADR              8,092     519,021
#   JB Hi-Fi, Ltd.                                          169,582   3,047,381
*   Kagara, Ltd.                                            743,096      15,878
*   Kangaroo Resources, Ltd.                                157,028       1,601
#*  Kingsgate Consolidated, Ltd.                            276,517     231,167
*   Kingsrose Mining, Ltd.                                   76,233      28,704
*   Lednium, Ltd.                                            21,998          --
#   Leighton Holdings, Ltd.                                 122,331   2,175,313
    Lend Lease Group                                        582,260   7,037,188
*   Lonestar Resources, Ltd.                                234,309      62,272
    Lycopodium, Ltd.                                          6,626      20,084
#   M2 Group, Ltd.                                          191,828   1,007,955
    MACA, Ltd.                                               93,066     185,974
*   Macmahon Holdings, Ltd.                               1,841,800     180,593
    Macquarie Atlas Roads Group                             168,964     490,207
    Macquarie Group, Ltd.                                   259,895  14,002,073
    Magellan Financial Group, Ltd.                           34,030     397,688
*   Marion Energy, Ltd.                                     119,950         111
*   Matrix Composites & Engineering, Ltd.                    24,634      28,326
    MaxiTRANS Industries, Ltd.                              182,505     162,841
*   Mayne Pharma Group, Ltd.                                247,527     196,128
    McMillan Shakespeare, Ltd.                               51,729     468,562
    McPherson's, Ltd.                                        69,593      75,640
#*  Medusa Mining, Ltd.                                     128,654     216,175
#   Melbourne IT, Ltd.                                      123,857     166,342
    Mermaid Marine Australia, Ltd.                          533,018   1,061,817
*   Metals X, Ltd.                                          522,805     100,054
#   Metcash, Ltd.                                         1,464,202   3,782,507
    Mincor Resources NL                                     344,392     258,145
*   Mineral Deposits, Ltd.                                  137,059     254,962
    Mineral Resources, Ltd.                                 311,393   3,380,992
#   Monadelphous Group, Ltd.                                118,125   1,925,942
    Mortgage Choice, Ltd.                                    98,654     243,545
#   Mount Gibson Iron, Ltd.                               1,679,865   1,147,225
#   Myer Holdings, Ltd.                                   1,306,761   2,707,149
*   Nanosonics, Ltd.                                         11,184       8,437
    National Australia Bank, Ltd.                         1,331,618  43,846,685
*   Navigator Resources, Ltd.                                   296          52
    Navitas, Ltd.                                           186,606   1,279,639
*   Nearmap, Ltd.                                            90,193      33,767
*   Neon Energy, Ltd.                                       639,154       7,746
#   New Hope Corp., Ltd.                                    345,869   1,005,220
*   Newcrest Mining, Ltd.                                   577,907   5,636,431
#*  Newsat, Ltd.                                             27,533       9,728
*   Nexus Energy, Ltd.                                    1,749,892      32,513
    NIB Holdings, Ltd.                                      586,730   1,502,047
    Nick Scali, Ltd.                                         25,854      65,144
*   Nido Petroleum, Ltd.                                  1,055,002      37,308

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
AUSTRALIA -- (Continued)
*   Northern Iron, Ltd.                                      51,752 $     9,128
    Northern Star Resources, Ltd.                           552,544     604,414
#   NRW Holdings, Ltd.                                      550,358     575,760
#   Nufarm, Ltd.                                            343,216   1,327,728
    Oakton, Ltd.                                             50,767      68,500
    Oil Search, Ltd.                                        319,924   2,650,576
*   OM Holdings, Ltd.                                        26,600       8,282
    Orica, Ltd.                                             265,372   5,415,844
    Origin Energy, Ltd.                                   1,193,907  16,585,628
#*  Orocobre, Ltd.                                           10,062      20,895
    Orora, Ltd.                                             593,038     768,960
    OrotonGroup, Ltd.                                        19,916      76,093
*   Otto Energy, Ltd.                                       168,000      13,605
    OZ Minerals, Ltd.                                       520,427   1,791,074
    Pacific Brands, Ltd.                                  1,803,791     849,274
#*  Paladin Energy, Ltd.                                  1,440,568     585,881
    PanAust, Ltd.                                         1,033,594   1,554,355
    Panoramic Resources, Ltd.                               404,278     237,158
*   PaperlinX, Ltd.                                         745,156      24,917
    Patties Foods, Ltd.                                       5,122       5,480
*   Peet, Ltd.                                              222,729     266,939
    Perpetual, Ltd.                                          55,415   2,425,880
*   Perseus Mining, Ltd.                                    264,706      86,662
*   Petsec Energy, Ltd.                                      48,701       3,721
*   Pharmaxis, Ltd.                                         167,818      12,352
    Platinum Asset Management, Ltd.                         209,724   1,288,467
#*  Platinum Australia, Ltd.                                400,751       2,234
*   PMP, Ltd.                                               379,844     150,527
    Premier Investments, Ltd.                               171,725   1,586,067
    Primary Health Care, Ltd.                               932,185   4,074,326
*   Prime AET&D Holdings No.1, Ltd                               26          --
    Prime Media Group, Ltd.                                 153,855     141,540
    Programmed Maintenance Services, Ltd.                   229,865     608,648
#*  Qantas Airways, Ltd.                                  2,208,543   2,512,292
    QBE Insurance Group, Ltd.                               830,760   8,966,089
    Qube Holdings, Ltd.                                      87,525     181,241
#*  Ramelius Resources, Ltd.                                400,885      39,220
#   Ramsay Health Care, Ltd.                                 54,413   2,273,592
    RCR Tomlinson, Ltd.                                     265,819     676,913
    REA Group, Ltd.                                          31,504   1,373,969
*   Recall Holdings, Ltd.                                    70,681     298,618
#   Reckon, Ltd.                                             43,643      79,934
#*  Red Fork Energy, Ltd.                                   581,251      56,749
    Redflex Holdings, Ltd.                                   49,622      47,323
    Reece Australia, Ltd.                                    10,902     308,849
*   Regional Express Holdings, Ltd.                          17,416      12,459
#   Regis Resources, Ltd.                                   262,244     594,713
#   Reject Shop, Ltd. (The)                                  37,514     349,430
*   Resolute Mining, Ltd.                                 1,063,716     601,262
    Retail Food Group, Ltd.                                  53,303     207,303
    Ridley Corp., Ltd.                                      386,533     303,460
    Rio Tinto, Ltd.                                         218,169  12,581,630

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
AUSTRALIA -- (Continued)
*   RiverCity Motorway Group                                133,238 $        --
*   Roc Oil Co., Ltd.                                     1,316,484     587,979
#   SAI Global, Ltd.                                        562,758   2,236,027
#   Salmat, Ltd.                                             68,805     122,358
#*  Samson Oil & Gas, Ltd.                                  456,014       7,882
#*  Samson Oil & Gas, Ltd. Sponsored ADR                     64,300      23,161
*   Sandfire Resources NL                                   135,067     717,517
    Santos, Ltd.                                            958,617  12,290,779
#*  Saracen Mineral Holdings, Ltd.                        1,362,506     419,478
    Sedgman, Ltd.                                            85,757      35,864
#   Seek, Ltd.                                              230,989   3,617,705
    Select Harvests, Ltd.                                    19,859     116,472
#*  Senex Energy, Ltd.                                    1,651,700   1,025,938
    Servcorp, Ltd.                                           32,462     140,037
    Seven Group Holdings, Ltd.                              195,745   1,499,413
    Seven West Media, Ltd.                                  561,460     975,561
    Sigma Pharmaceuticals, Ltd.                           2,050,712   1,383,982
#*  Silex Systems, Ltd.                                      70,513     118,896
#   Silver Chef, Ltd.                                         3,658      17,398
#*  Silver Lake Resources, Ltd.                             283,424     108,457
#*  Sims Metal Management, Ltd.                             364,879   3,337,070
*   Sims Metal Management, Ltd. Sponsored ADR                 3,500      31,570
*   Sino Strategic International, Ltd.                        9,056          --
    Sirtex Medical, Ltd.                                     51,532     756,364
    Skilled Group, Ltd.                                     365,271     934,161
#   Slater & Gordon, Ltd.                                    88,031     386,238
#   SMS Management & Technology, Ltd.                       132,106     461,451
    Sonic Healthcare, Ltd.                                  253,472   4,181,063
#   Southern Cross Media Group, Ltd.                      1,049,519   1,256,830
#   SP AusNet                                             1,383,037   1,802,310
    Spark Infrastructure Group                            1,817,569   2,986,794
    Specialty Fashion Group, Ltd.                            67,582      58,214
#*  St Barbara, Ltd.                                        851,056     171,070
*   Starpharma Holdings, Ltd.                                96,088      63,487
#*  Straits Resources, Ltd.                                 233,593       1,090
    STW Communications Group, Ltd.                          734,567     964,902
    Suncorp Group, Ltd.                                   1,366,963  16,600,648
*   Sundance Energy Australia, Ltd.                         372,784     361,428
    Sunland Group, Ltd.                                     162,346     252,307
#   Super Retail Group, Ltd.                                198,265   1,876,639
    Swick Mining Services, Ltd.                             139,495      33,091
#   Sydney Airport                                          407,900   1,602,833
    Tabcorp Holdings, Ltd.                                1,637,869   5,676,298
*   Tap Oil, Ltd.                                           383,218     147,973
    Tassal Group, Ltd.                                      137,287     529,731
    Tatts Group, Ltd.                                     2,717,064   7,641,944
    Technology One, Ltd.                                    219,129     514,416
#   Telstra Corp., Ltd.                                     655,851   3,188,817
    Telstra Corp., Ltd. ADR                                  36,500     884,760
#*  Ten Network Holdings, Ltd.                            3,210,250     808,642
#   TFS Corp., Ltd.                                         179,862     284,876
    Thorn Group, Ltd.                                        47,433      94,443

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
AUSTRALIA -- (Continued)
*   Tiger Resources, Ltd.                                  815,185 $    271,127
    Toll Holdings, Ltd.                                  1,413,381    6,971,635
#   Tox Free Solutions, Ltd.                               227,002      731,019
    TPG Telecom, Ltd.                                      426,055    2,362,495
*   Transfield Services, Ltd.                              832,254      745,263
*   Transpacific Industries Group, Ltd.                  2,625,827    2,730,626
    Transurban Group                                       440,945    2,978,068
    Treasury Group, Ltd.                                       367        3,341
    Treasury Wine Estates, Ltd.                          1,246,420    4,438,916
#*  Troy Resources, Ltd.                                    96,607       88,164
#   UGL, Ltd.                                              320,522    2,015,771
*   Unity Mining, Ltd.                                     255,688        3,802
#   UXC, Ltd.                                              456,869      358,968
    Village Roadshow, Ltd.                                 126,515      830,614
#*  Virgin Australia Holdings, Ltd.                      3,442,482    1,184,797
*   Virgin Australia Holdings, Ltd. (ACI01NXR8)          3,195,173            3
*   Vision Eye Institute, Ltd.                               4,567        2,620
#   Vocus Communications, Ltd.                              81,000      339,603
#   Washington H Soul Pattinson & Co., Ltd.                143,653    1,978,490
    Watpac, Ltd.                                           141,372      105,908
    WDS, Ltd.                                               74,726       75,911
#   Webjet, Ltd.                                            41,661      106,524
    Webster, Ltd.                                           17,208       17,099
    Wesfarmers, Ltd.                                       565,149   22,492,425
#   Western Areas, Ltd.                                    323,289    1,247,904
    Westpac Banking Corp.                                1,072,084   35,115,589
#   Westpac Banking Corp. Sponsored ADR                    262,300    8,574,587
#*  Whitehaven Coal, Ltd.                                  269,150      366,770
#   Wide Bay Australia, Ltd.                                23,110      128,426
*   Windimurra Vanadium, Ltd.                                7,797           --
*   Wollongong Coal, Ltd.                                   46,225        3,435
    Woodside Petroleum, Ltd.                               364,804   13,866,608
    Woolworths, Ltd.                                       231,441    8,043,031
    WorleyParsons, Ltd.                                    111,766    1,752,664
#   Wotif.com Holdings, Ltd.                                87,115      216,791
                                                                   ------------
TOTAL AUSTRALIA                                                     703,070,497
                                                                   ------------
AUSTRIA -- (0.5%)
*   A-TEC Industries AG                                     19,046           --
    Agrana Beteiligungs AG                                   3,302      382,205
    Andritz AG                                              45,433    2,822,258
    Atrium European Real Estate, Ltd.                      123,891      713,584
    Austria Technologie & Systemtechnik AG                  22,767      265,832
*   BUWOG AG                                                30,009      551,012
    CA Immobilien Anlagen AG                                47,864      912,395
    Conwert Immobilien Invest SE                            40,767      587,366
    DO & CO AG                                                  45        2,631
    Erste Group Bank AG                                    285,882    9,612,596
    EVN AG                                                  44,366      618,281
#   Flughafen Wien AG                                       16,240    1,594,408
    Frauenthal Holding AG                                       70          887
    IMMOFINANZ AG                                          600,182    2,228,821

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
AUSTRIA -- (Continued)
#   Kapsch TrafficCom AG                                      3,172 $   176,061
#   Lenzing AG                                                8,735     557,614
#   Mayr Melnhof Karton AG                                   12,860   1,637,367
    Oberbank AG                                               2,295     159,042
#   Oesterreichische Post AG                                 34,892   1,783,241
    OMV AG                                                  193,153   9,030,756
    Palfinger AG                                              7,182     265,774
    POLYTEC Holding AG                                       16,082     161,637
    Raiffeisen Bank International AG                        114,467   3,618,365
#   RHI AG                                                   27,460     961,205
    Rosenbauer International AG                               1,710     161,301
    S IMMO AG                                                39,182     309,695
#   Schoeller-Bleckmann Oilfield Equipment AG                11,256   1,430,850
    Semperit AG Holding                                      11,576     646,290
    Strabag SE                                               38,914   1,087,793
    Telekom Austria AG                                      219,271   2,176,063
    Telekom Austria AG ADR                                    4,200      82,698
    UNIQA Insurance Group AG                                 70,216     896,936
#   Verbund AG                                               41,250     799,779
    Vienna Insurance Group AG Wiener Versicherung Gruppe     45,696   2,443,918
    Voestalpine AG                                          129,286   5,905,706
    Wienerberger AG                                         213,320   3,959,519
*   Wolford AG                                                1,281      33,804
    Zumtobel AG                                              54,462   1,132,405
                                                                    -----------
TOTAL AUSTRIA                                                        59,710,095
                                                                    -----------
BELGIUM -- (1.2%)
*   Ablynx NV                                                34,801     415,504
    Ackermans & van Haaren NV                                47,953   6,200,939
    Ageas                                                   379,920  16,350,131
*   AGFA-Gevaert NV                                         376,955   1,444,229
    Anheuser-Busch InBev NV                                 228,944  24,953,943
    Anheuser-Busch InBev NV Sponsored ADR                    77,446   8,195,336
    Arseus NV                                                41,030   2,324,111
    Atenor Group                                                 43       2,381
    Banque Nationale de Belgique                                290   1,399,888
    Barco NV                                                 24,361   1,815,535
#   Belgacom SA                                             309,374   9,469,173
    Cie d'Entreprises CFE                                    15,519   1,710,018
    Cie Immobiliere de Belgique SA                            2,277     130,198
    Cie Maritime Belge SA                                    21,686     644,422
    Colruyt SA                                               37,247   2,106,152
    D'ieteren SA                                             32,829   1,518,773
*   Deceuninck NV                                           114,292     392,593
#   Delhaize Group SA                                       128,316   9,554,828
    Delhaize Group SA Sponsored ADR                         252,036   4,708,032
#   Econocom Group                                           75,545     810,173
    Elia System Operator SA                                  35,872   1,902,688
#*  Euronav NV                                               53,268     644,596
    EVS Broadcast Equipment SA                               11,327     717,265
    Exmar NV                                                 55,459     925,645
*   Hamon & CIE SA                                              743      16,377

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                           ------- ------------
BELGIUM -- (Continued)
*   Ion Beam Applications                                   33,269 $    460,166
    Jensen-Group NV                                          2,121       41,177
    KBC Groep NV                                           268,692   16,396,355
    Kinepolis Group NV                                      11,337    2,219,480
    Lotus Bakeries                                              88       97,750
*   MDxHealth                                                4,082       24,854
    Melexis NV                                              19,896      800,056
    Mobistar SA                                             39,320      767,324
#   NV Bekaert SA                                           75,797    3,084,786
#   Nyrstar NV                                             259,682    1,033,955
*   Picanol                                                    688       27,334
*   RealDolmen NV/SA                                         1,807       51,219
    Recticel SA                                             40,704      366,542
    Resilux                                                    424       62,858
*   Roularta Media Group NV                                  4,380       78,123
*   Sapec                                                      190       12,065
    Sioen Industries NV                                      8,635      105,997
    Sipef SA                                                10,251      895,417
    Solvay SA                                               51,204    8,297,867
    Telenet Group Holding NV                                40,998    2,404,367
    Tessenderlo Chemie NV                                   41,666    1,275,990
*   ThromboGenics NV                                        14,254      454,138
#   UCB SA                                                  91,641    7,516,999
#   Umicore SA                                             176,847    8,668,810
    Van de Velde NV                                          8,710      463,607
*   Viohalco SA                                            176,559    1,106,226
                                                                   ------------
TOTAL BELGIUM                                                       155,066,392
                                                                   ------------
BRAZIL -- (0.0%)
#*  MBAC Fertilizer Corp.                                   12,700        6,373
                                                                   ------------
CANADA -- (7.7%)
*   5N Plus, Inc.                                           76,342      336,419
    Absolute Software Corp.                                 57,068      357,700
#   Acadian Timber Corp.                                       400        4,598
*   Advantage Oil & Gas, Ltd.                              380,818    2,411,274
    Aecon Group, Inc.                                      132,836    2,231,204
#   AG Growth International, Inc.                           21,978      869,856
    AGF Management, Ltd. Class B                           162,356    1,808,646
*   AgJunction, Inc.                                        46,880       43,627
    Agnico Eagle Mines, Ltd.(2009823)                       83,839    2,476,044
    Agnico Eagle Mines, Ltd.(008474108)                     39,852    1,178,025
    Agrium, Inc.(2213538)                                   90,792    8,720,108
    Agrium, Inc.(008916108)                                    520       49,956
    Aimia, Inc.                                            220,272    3,547,102
*   Ainsworth Lumber Co., Ltd.                             134,429      461,159
#*  Air Canada Class A                                      69,620      485,920
    Akita Drilling, Ltd. Class A                            11,400      182,849
    Alacer Gold Corp.                                      379,614      907,430
    Alamos Gold, Inc.(2411707)                             135,042    1,262,881
*   Alamos Gold, Inc.(011527108)                            39,671      369,734
#*  Alexco Resource Corp.                                   70,276       92,329

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
CANADA -- (Continued)
    Algoma Central Corp.                                     11,860 $   169,344
#   Algonquin Power & Utilities Corp.                       323,344   2,324,666
    Alimentation Couche Tard, Inc. Class B                  133,500   3,762,433
    Alliance Grain Traders, Inc.                             33,751     564,441
#   AltaGas, Ltd.                                            83,577   3,561,011
#*  Alterra Power Corp.                                     170,495      49,777
    Altus Group, Ltd.                                        31,026     550,573
#*  Alvopetro Energy, Ltd.                                  182,934     158,558
*   Amerigo Resources, Ltd.                                 153,100      68,445
    Amica Mature Lifestyles, Inc.                             2,500      17,905
*   Anderson Energy, Ltd.                                   116,562      24,460
    Andrew Peller, Ltd. Class A                               2,000      24,634
*   Antrim Energy, Inc.                                     134,688       7,988
#   ARC Resources, Ltd.                                     158,761   4,710,467
#*  Argonaut Gold, Inc.                                     286,755   1,059,585
    Arsenal Energy, Inc.                                     13,035      79,679
#*  Artek Exploration, Ltd.                                  83,515     325,358
    Atco, Ltd. Class I                                       49,068   2,395,537
#*  Athabasca Oil Corp.                                     448,007   3,327,199
*   ATS Automation Tooling Systems, Inc.                    121,349   1,572,151
    AuRico Gold, Inc.(05155C105)                             18,902      78,632
#   AuRico Gold, Inc.(2287317)                              570,571   2,373,800
    AutoCanada, Inc.                                         23,942   1,529,073
*   Avigilon Corp.                                           72,942   1,717,653
    Axia NetMedia Corp.                                      50,400     118,637
#*  B2Gold Corp.                                          1,227,876   3,528,863
    Badger Daylighting, Ltd.                                 53,250   1,855,892
#*  Ballard Power Systems, Inc.                             162,070     591,469
#   Bank of Montreal                                        291,100  20,065,330
    Bank of Nova Scotia(064149107)                          216,703  13,171,208
    Bank of Nova Scotia(2076281)                            270,575  16,441,123
*   Bankers Petroleum, Ltd.                                 777,078   4,232,613
    Barrick Gold Corp.(067901108)                           523,924   9,152,952
    Barrick Gold Corp.(2024644)                             334,594   5,839,864
*   Bauer Performance Sports, Ltd.                           21,674     300,179
    Baytex Energy Corp.(07317Q105)                           20,400     848,640
#   Baytex Energy Corp.(B4VGVM3)                             34,411   1,432,261
    BCE, Inc.(05534B760)                                      5,832     259,757
#   BCE, Inc.(B188TH2)                                       39,916   1,777,201
#   Bell Aliant, Inc.                                        72,619   1,788,890
*   Bellatrix Exploration, Ltd.                             278,108   2,704,832
*   Birch Mountain Resources, Ltd.                            1,200          --
#*  Birchcliff Energy, Ltd.                                 214,428   2,486,547
#   Bird Construction, Inc.                                  33,293     428,294
#   Black Diamond Group, Ltd.                                57,465   1,806,709
#*  BlackBerry, Ltd.(09228F103)                             276,347   2,116,818
#*  BlackBerry, Ltd.(BCBHZ31)                               251,190   1,918,216
*   BlackPearl Resources, Inc.                              464,636   1,305,669
#   BMTC Group, Inc. Class A                                  1,600      22,992
*   BNK Petroleum, Inc.                                     127,322     242,784
#   Bombardier, Inc. Class A                                 25,790     104,002
#   Bombardier, Inc. Class B                                566,600   2,279,737

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
CANADA -- (Continued)
#   Bonavista Energy Corp.                                  349,659 $ 5,493,479
#   Bonterra Energy Corp.                                    26,871   1,401,592
    Boralex, Inc. Class A                                    54,265     631,743
    Brookfield Asset Management, Inc. Class A                93,860   3,940,056
*   Brookfield Residential Properties, Inc.(B4NHCK9)         23,528     461,384
*   Brookfield Residential Properties, Inc.(B54FPW2)          3,827      75,280
    CAE, Inc.                                               198,315   2,618,145
    Caledonia Mining Corp.                                    8,300       5,982
    Calfrac Well Services, Ltd.                              69,824   2,417,609
    Calian Technologies, Ltd.                                 3,277      56,657
*   Calvalley Petroleums, Inc. Class A                       59,022      85,083
    Cameco Corp.(13321L108)                                  98,075   2,088,017
    Cameco Corp.(2166160)                                   205,682   4,378,049
#   Canaccord Genuity Group, Inc.                           192,845   1,666,201
*   Canacol Energy, Ltd.                                     53,284     401,558
    Canada Bread Co., Ltd.                                    7,700     507,502
#   Canadian Energy Services & Technology Corp.              46,110   1,359,678
#   Canadian Imperial Bank of Commerce(2170525)              97,155   8,662,001
    Canadian Imperial Bank of Commerce(136069101)               200      17,850
    Canadian National Railway Co.(2180632)                  108,800   6,372,848
    Canadian National Railway Co.(136375102)                 40,313   2,361,132
    Canadian Natural Resources, Ltd.(136385101)             249,054  10,153,932
    Canadian Natural Resources, Ltd.(2171573)               498,445  20,309,798
    Canadian Oil Sands, Ltd.                                278,546   6,038,276
    Canadian Pacific Railway, Ltd.                           38,902   6,074,256
    Canadian Tire Corp., Ltd. Class A                        84,010   8,251,153
    Canadian Utilities, Ltd. Class A                         64,764   2,392,495
#   Canadian Western Bank                                   104,478   3,540,270
    Canam Group, Inc. Class A                                75,700     968,308
    CanElson Drilling, Inc.                                 129,738     972,991
#   Canexus Corp.                                            93,549     411,392
*   Canfor Corp.                                            142,939   3,242,063
    Canfor Pulp Products, Inc.                               62,159     690,750
#   CanWel Building Materials Group, Ltd.                    46,300     111,098
#   Canyon Services Group, Inc.                              89,058   1,225,304
#   Capital Power Corp.                                     126,824   2,848,781
#   Capstone Infrastructure Corp.                           163,392     603,748
*   Capstone Mining Corp.                                   432,652   1,140,791
    Cascades, Inc.                                          155,679     911,874
*   Cash Store Financial Services, Inc. (The)                 1,620         171
*   Catamaran Corp                                           74,677   2,819,057
*   Catamaran Corp.                                          38,400   1,458,853
    Cathedral Energy Services, Ltd.                          45,147     176,296
    CCL Industries, Inc. Class B                             42,600   3,873,469
*   Celestica, Inc.                                         381,450   4,231,953
    Cenovus Energy, Inc.(B57FG04)                           160,717   4,787,564
    Cenovus Energy, Inc.(15135U109)                          32,504     967,644
    Centerra Gold, Inc.                                     271,837   1,393,845
*   Cequence Energy, Ltd.                                   343,170     945,553
    Cervus Equipment Corp.                                    2,531      49,671
#*  CGI Group, Inc. Class A                                 131,886   4,755,380
#*  China Gold International Resources Corp., Ltd.          209,200     538,246

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
CANADA -- (Continued)
*   Chinook Energy, Inc.                                     26,878 $   47,083
    Churchill Corp. Class A                                  21,376    215,896
    CI Financial Corp.                                       69,400  2,254,131
#   Cineplex, Inc.                                           65,667  2,474,982
    Clairvest Group, Inc.                                     1,000     21,669
#   Clarke, Inc.                                             13,900    110,079
*   Claude Resources, Inc.                                  262,411     43,095
    Clearwater Seafoods, Inc.                                 5,400     37,444
    Cogeco Cable, Inc.                                       43,101  2,359,436
    Cogeco, Inc.                                              1,730     90,663
    Colabor Group, Inc.                                      27,021     85,793
*   COM DEV International, Ltd.                             130,319    433,981
    Computer Modelling Group, Ltd.                           21,773    593,565
#*  Connacher Oil and Gas, Ltd.                             783,434    232,303
    Constellation Software, Inc.                              7,662  1,696,958
    Contrans Group, Inc. Class A                             38,442    504,353
#*  Copper Mountain Mining Corp.                            277,592    590,109
    Corby Spirit and Wine, Ltd.                              11,550    230,463
#*  Corridor Resources, Inc.                                 89,500    182,095
#   Corus Entertainment, Inc. Class B                       154,707  3,475,103
    Cott Corp.(22163N106)                                    14,547    118,122
    Cott Corp.(2228952)                                     163,584  1,328,313
#   Crescent Point Energy Corp.                             168,038  6,836,198
*   Crew Energy, Inc.                                       267,516  3,031,384
*   Crocotta Energy, Inc.                                   158,241    542,846
*   CVTech Group, Inc.                                        9,700      7,965
#   Davis + Henderson Corp.                                 120,970  3,503,114
*   DeeThree Exploration, Ltd.                              197,012  2,110,233
*   Delphi Energy Corp.                                     273,629    836,328
#*  Denison Mines Corp.                                     952,928  1,304,130
*   Descartes Systems Group, Inc. (The)                      61,729    836,345
    DHX Media, Ltd.                                          53,331    239,881
#   DirectCash Payments, Inc.                                11,947    160,885
    Dollarama, Inc.                                          30,462  2,533,567
*   Dominion Diamond Corp.(257287102)                        67,685    852,154
*   Dominion Diamond Corp.(B95LX89)                         110,079  1,382,955
    Dorel Industries, Inc. Class B                           54,506  1,953,374
#*  DragonWave, Inc.                                         43,606     60,473
#*  Dundee Precious Metals, Inc.                            208,507    692,455
    E-L Financial Corp., Ltd.                                    88     59,126
*   Eastern Platinum, Ltd.                                  859,522     50,973
    easyhome, Ltd.                                              500      8,006
    EGI Financial Holdings, Inc.                                900     10,835
    Eldorado Gold Corp.(284902103)                           98,650    601,765
    Eldorado Gold Corp.(2307873)                            787,129  4,797,246
#   Emera, Inc.                                              28,782    890,206
    Empire Co., Ltd.                                         47,838  3,025,965
#   Enbridge Income Fund Holdings, Inc.                      67,912  1,650,632
#   Enbridge, Inc.(2466149)                                 111,774  5,393,665
    Enbridge, Inc.(29250N105)                                10,910    526,844
    Encana Corp.                                            219,990  5,096,069
*   Endeavour Mining Corp.                                  154,841    121,494

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
CANADA -- (Continued)
*   Endeavour Silver Corp.                                  151,843 $   694,068
    Enerflex, Ltd.                                           43,900     698,523
*   Energy Fuels, Inc.                                        8,656      67,288
    Enerplus Corp.(292766102)                               240,910   5,350,611
#   Enerplus Corp.(B584T89)                                 177,287   3,932,163
#   Enghouse Systems, Ltd.                                   19,591     558,568
    Ensign Energy Services, Inc.                            253,315   3,986,756
#*  Epsilon Energy, Ltd.                                     83,020     302,979
    Equal Energy, Ltd.                                        5,100      23,079
    Equitable Group, Inc.                                    13,470     740,140
*   Equity Financial Holdings, Inc.                             100         858
*   Essential Energy Services Trust                         235,656     614,914
    Evertz Technologies, Ltd.                                17,774     264,328
*   Excellon Resources, Inc.                                 16,100      21,299
#   Exchange Income Corp.                                    11,088     187,860
    Exco Technologies, Ltd.                                   7,600      64,139
#*  EXFO, Inc.                                               31,042     140,192
#   Extendicare, Inc.                                       127,966     786,908
    Fairfax Financial Holdings, Ltd.                         23,015  10,035,006
    Fiera Capital Corp.                                         900      11,660
    Finning International, Inc.                             292,882   7,909,591
    First Capital Realty, Inc.                               76,415   1,251,448
#*  First Majestic Silver Corp.(2833583)                    114,673   1,088,088
*   First Majestic Silver Corp.(32076V103)                   17,750     168,625
    First National Financial Corp.                              278       6,039
#   First Quantum Minerals, Ltd.                            539,408  10,743,377
    FirstService Corp.(2350231)                              13,406     661,708
    FirstService Corp.(33761N109)                             1,400      69,482
#   Fortis, Inc.                                             69,228   2,033,796
#*  Fortress Paper, Ltd. Class A                             20,464      58,813
*   Fortuna Silver Mines, Inc.                              234,774     972,468
#*  Fortune Bay Corp.                                        26,662       7,298
*   Fraser Papers, Inc.                                       6,400          --
    Gamehost, Inc.                                            1,178      16,089
*   GBS Gold International, Inc.                             42,400          --
#   Genworth MI Canada, Inc.                                117,847   4,134,134
    George Weston, Ltd.                                      57,293   4,316,642
#   Gibson Energy, Inc.                                     121,222   3,236,126
    Gildan Activewear, Inc.                                  95,000   4,856,393
    Glacier Media, Inc.                                      22,700      29,616
    Glentel, Inc.                                             9,100      95,064
*   GLG Life Tech Corp.                                       2,810       1,679
    Gluskin Sheff + Associates, Inc.                         33,093     994,556
*   GLV, Inc. Class A                                        12,023      43,987
    GMP Capital, Inc.                                        92,600     702,072
    Goldcorp, Inc.(380956409)                               232,636   5,750,762
    Goldcorp, Inc.(2676302)                                 173,996   4,297,314
#*  Golden Star Resources, Ltd.                             423,301     258,758
*   Gran Tierra Energy, Inc.(38500T101)                      55,835     399,220
*   Gran Tierra Energy, Inc.(B2PPCS5)                       606,923   4,313,608
*   Great Canadian Gaming Corp.                              89,263   1,233,826
#*  Great Panther Silver, Ltd.                               89,666      98,170

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
CANADA -- (Continued)
#   Great-West Lifeco, Inc.                                  117,900 $3,317,400
*   Heroux-Devtek, Inc.                                       37,512    392,215
    High Liner Foods, Inc.                                     4,038    163,207
#   HNZ Group, Inc.                                            6,940    142,593
#   Home Capital Group, Inc.                                  55,600  2,349,196
    Horizon North Logistics, Inc.                            190,274  1,387,062
    HudBay Minerals, Inc.(443628102)                          11,699    102,483
    HudBay Minerals, Inc.(B05BDX1)                           329,210  2,808,370
#   Hudson's Bay Co.                                          21,800    344,687
#   Husky Energy, Inc.                                       222,947  7,286,129
    IAMGOLD Corp.(450913108)                                 214,417    748,315
    IAMGOLD Corp.(2446646)                                   792,408  2,761,734
#   IGM Financial, Inc.                                       32,200  1,603,757
#*  Imax Corp.(2014258)                                       45,620  1,169,167
*   Imax Corp.(45245E109)                                     31,337    803,481
*   Imperial Metals Corp.                                     69,400    883,290
    Imperial Oil, Ltd.(2454241)                               39,803  1,943,576
    Imperial Oil, Ltd.(453038408)                              1,449     70,711
*   Imris, Inc.                                               14,500     17,330
    Indigo Books & Music, Inc.                                 5,523     49,382
    Industrial Alliance Insurance & Financial Services,
      Inc.                                                   184,166  7,603,222
#   Innergex Renewable Energy, Inc.                          137,170  1,326,584
    Intact Financial Corp.                                    94,112  6,179,682
#   Inter Pipeline, Ltd.                                      67,748  1,841,969
*   International Forest Products, Ltd. Class A              133,806  2,028,973
#   Intertape Polymer Group, Inc.                             97,684  1,146,130
#*  Ithaca Energy, Inc.                                      558,078  1,466,415
#*  Ivanhoe Energy, Inc.                                      59,863     30,039
*   Ivernia, Inc.                                            156,000     18,503
#*  Jaguar Mining, Inc.                                      132,369      6,642
    Jean Coutu Group PJC, Inc. (The) Class A                  86,000  1,733,260
    Just Energy Group, Inc.(B693818)                           6,432     51,134
#   Just Energy Group, Inc.(B63MCN1)                         191,645  1,522,949
#   K-Bro Linen, Inc.                                          2,242     81,821
*   Katanga Mining, Ltd.                                     525,231    222,830
*   Kelt Exploration, Ltd.                                    31,250    392,603
#   Keyera Corp.                                              67,641  4,498,909
#   Killam Properties, Inc.                                   79,977    762,520
*   Kingsway Financial Services, Inc.                         15,975     94,301
    Kinross Gold Corp.(496902404)                             52,598    213,548
    Kinross Gold Corp.(B03Z841)                            1,428,538  5,799,912
*   Kirkland Lake Gold, Inc.                                  29,812     84,046
*   Knight Therapeutics, Inc.                                 11,933     63,255
#*  Lake Shore Gold Corp.                                    557,939    447,960
*   Laramide Resources, Ltd.                                  39,889     19,289
    Laurentian Bank of Canada                                 75,209  3,230,546
*   Le Chateau, Inc. Class A                                  15,700     39,105
*   Legacy Oil + Gas, Inc.                                   415,174  3,231,088
#   Leisureworld Senior Care Corp.                            65,673    732,197
#   Leon's Furniture, Ltd.                                    36,579    502,605
#   Lightstream Resources, Ltd.                              353,184  2,123,516
    Linamar Corp.                                             96,772  4,844,560

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
CANADA -- (Continued)
#   Liquor Stores N.A., Ltd.                                 41,250 $   447,106
    Loblaw Cos., Ltd.                                       128,038   5,566,346
#   Long Run Exploration, Ltd.                              218,487   1,104,347
*   Lucara Diamond Corp.                                    218,000     379,891
*   Lundin Mining Corp.                                      43,882     224,204
    MacDonald Dettwiler & Associates, Ltd.                   31,419   2,436,581
#   Magellan Aerospace Corp.                                  3,400      26,926
    Magna International, Inc.                               160,425  15,716,835
*   Mainstreet Equity Corp.                                   5,682     188,182
    Major Drilling Group International, Inc.                152,836   1,201,995
#   Manitoba Telecom Services, Inc.                          66,055   1,825,470
    Manulife Financial Corp.(56501R106)                     307,970   5,774,437
    Manulife Financial Corp.(2492519)                       613,190  11,513,572
    Maple Leaf Foods, Inc.                                  163,558   2,702,464
    Martinrea International, Inc.                           167,850   1,690,675
#*  Maxim Power Corp.                                        24,537      67,272
    McCoy Corp.                                               1,600       9,197
    Mediagrif Interactive Technologies, Inc.                  1,100      18,115
#   Medical Facilities Corp.                                 20,138     350,010
*   MEG Energy Corp.                                        135,427   4,875,644
#*  MEGA Brands, Inc.                                        10,948     177,198
    Melcor Developments, Ltd.                                   100       2,089
*   Mercator Minerals, Ltd.                                 131,933      12,639
#   Methanex Corp.                                          127,300   7,885,039
#   Metro, Inc.                                              97,663   6,019,901
*   MGM Energy Corp.                                            248          44
#*  Migao Corp.                                              61,406      81,236
*   Mitel Networks Corp.                                     69,164     633,550
#*  Mood Media Corp.                                         78,868      43,174
#   Morneau Shepell, Inc.                                    69,414   1,015,830
    MTY Food Group, Inc.                                      2,100      58,054
#   Mullen Group, Ltd.                                      185,121   5,019,658
    National Bank of Canada                                 212,596   8,823,495
    Nevsun Resources, Ltd.                                  430,672   1,559,936
#   New Flyer Industries, Inc.                               23,112     245,027
*   New Gold, Inc.                                          703,697   3,556,846
*   New Millennium Iron Corp.                                65,755      24,597
    Newalta Corp.                                           101,636   1,863,860
#*  Niko Resources, Ltd.                                     68,415     128,584
    Norbord, Inc.                                            63,866   1,564,529
*   Nordion, Inc.                                           145,226   1,678,768
    North American Energy Partners, Inc.                     17,176     134,926
#*  North American Palladium, Ltd.                          239,959      69,511
    North West Co., Inc. (The)                               55,708   1,232,026
#   Northland Power, Inc.                                   132,405   2,069,338
#*  Novagold Resources, Inc.                                145,071     510,902
*   NuVista Energy, Ltd.                                    236,456   2,360,137
*   OceanaGold Corp.                                        568,140   1,441,019
    Onex Corp.                                               76,987   4,397,050
#   Open Text Corp.                                          98,000   4,832,717
*   Orvana Minerals Corp.                                    85,324      49,822
*   Osisko Mining Corp.                                     858,509   6,148,712

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
CANADA -- (Continued)
    Pacific Rubiales Energy Corp.                           435,871 $ 7,114,395
*   Painted Pony Petroleum, Ltd.                              8,866      91,568
    Pan American Silver Corp.(2669272)                      274,903   3,561,541
    Pan American Silver Corp.(697900108)                     12,193     158,021
*   Paramount Resources, Ltd. Class A                        37,465   2,038,604
*   Parex Resources, Inc.                                   221,263   2,212,529
#   Parkland Fuel Corp.                                     111,424   2,063,690
#   Pason Systems, Inc.                                      75,183   2,088,017
*   Pembina Pipeline Corp.(B4PPQG5)                          13,562     533,258
#   Pembina Pipeline Corp.(B4PT2P8)                          82,399   3,237,924
#   Pengrowth Energy Corp.                                1,024,788   6,657,078
#   Penn West Petroleum, Ltd.(B63FY34)                      644,148   5,824,102
    Penn West Petroleum, Ltd.(707887105)                     43,101     390,495
#*  Perpetual Energy, Inc.                                  136,429     224,052
*   Petaquilla Minerals, Ltd.                                99,811      19,124
*   Petrobank Energy & Resources, Ltd.                       50,103      21,942
#   Peyto Exploration & Development Corp.                   108,390   3,996,195
#   PHX Energy Services Corp.                                38,787     534,712
#*  Pilot Gold, Inc.                                         10,300      13,626
#*  Points International, Ltd.                                6,420     146,962
*   Polaris Minerals Corp.                                    7,200      17,408
#*  Poseidon Concepts Corp.                                  64,303         154
    Potash Corp. of Saskatchewan, Inc.(2696980)              77,200   2,790,625
    Potash Corp. of Saskatchewan, Inc.(73755L107)            69,823   2,524,800
    Precision Drilling Corp.(74022D308)                      76,433     993,629
    Precision Drilling Corp.(B5YPLH9)                       419,154   5,449,518
#   Premium Brands Holdings Corp.                            38,989     752,354
*   Primero Mining Corp.(74164W106)                         101,889     644,957
#*  Primero Mining Corp.(B4Z8FV2)                           121,855     770,452
    Progressive Waste Solutions, Ltd.(B3DJGB7)              160,566   3,908,490
    Progressive Waste Solutions, Ltd.(74339G101)              4,682     114,100
    Pulse Seismic, Inc.                                      82,887     276,782
    Pure Technologies, Ltd.                                   6,396      41,257
    QLT, Inc.                                                64,002     370,214
    Quebecor, Inc. Class B                                  119,800   2,825,446
#*  Questerre Energy Corp. Class A                           81,025      93,145
    Reitmans Canada, Ltd.                                     1,347       8,032
    Reitmans Canada, Ltd. Class A                            93,037     564,478
    Richelieu Hardware, Ltd.                                 16,706     748,230
*   Richmont Mines, Inc.                                     29,228      37,600
#   Ritchie Bros Auctioneers, Inc.(2345390)                  62,100   1,551,863
    Ritchie Bros Auctioneers, Inc.(767744105)                18,169     454,225
*   RMP Energy, Inc.                                        225,577   1,718,506
*   Rock Energy, Inc.                                        67,100     400,990
#   Rocky Mountain Dealerships, Inc.                         25,442     245,820
#   Rogers Communications, Inc. Class B(2169051)             37,700   1,497,268
    Rogers Communications, Inc. Class B(775109200)           10,296     408,957
#   Rogers Sugar, Inc.                                      120,623     539,257
    RONA, Inc.                                              238,289   2,402,348
#   Royal Bank of Canada(2754383)                           313,665  20,933,894
    Royal Bank of Canada(780087102)                          19,177   1,281,024
#   Russel Metals, Inc.                                      91,371   2,688,486

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
CANADA -- (Continued)
#*  San Gold Corp.                                          182,431 $    27,463
#*  Sandstorm Gold, Ltd.                                     93,213     516,220
*   Sandvine Corp.                                          343,887   1,223,630
    Saputo, Inc.                                             59,492   3,181,266
    Savanna Energy Services Corp.                           184,301   1,494,855
#*  Scorpio Mining Corp.                                    182,679      43,334
    Sears Canada, Inc.                                       13,882     203,281
    Secure Energy Services, Inc.                            103,542   1,857,247
#   SEMAFO, Inc.                                            545,786   2,041,625
*   Serinus Energy, Inc.                                        346         900
#   Shaw Communications, Inc. Class B(2801836)               77,902   1,887,047
    Shaw Communications, Inc. Class B(82028K200)             17,390     421,360
    ShawCor, Ltd.                                            91,458   4,073,701
    Sherritt International Corp.                            523,547   2,216,375
*   Shore Gold, Inc.                                        124,052      26,598
#*  Sierra Wireless, Inc.(2418968)                           51,526   1,112,271
*   Sierra Wireless, Inc.(826516106)                         17,546     378,292
*   Silver Standard Resources, Inc.(82823L106)               29,820     295,516
*   Silver Standard Resources, Inc.(2218458)                142,787   1,413,475
    Silver Wheaton Corp.(B058ZX6)                            72,680   1,612,017
    Silver Wheaton Corp.(828336107)                          24,811     550,804
    SNC-Lavalin Group, Inc.                                  27,600   1,252,016
*   Solium Capital, Inc.                                     15,306      92,446
*   Sonde Resources Corp.                                     7,968       3,635
#*  Southern Pacific Resource Corp.                         665,787     194,382
#*  SouthGobi Resources, Ltd.                               103,376      66,022
    Sprott Resource Corp.                                    82,821     191,175
#   Sprott, Inc.                                            172,237     510,716
#   Spyglass Resources Corp.                                194,991     322,006
#*  St Andrew Goldfields, Ltd.                               98,808      29,298
    Stantec, Inc.                                            57,965   3,435,433
    Stella-Jones, Inc.                                       31,907     872,163
    Strad Energy Services, Ltd.                               1,000       4,097
#   Student Transportation, Inc.                             77,645     479,592
#   Sun Life Financial, Inc.(2566124)                       291,226   9,857,657
    Sun Life Financial, Inc.(866796105)                       8,848     299,416
    Suncor Energy, Inc.(867224107)                          411,875  15,898,375
    Suncor Energy, Inc.(B3NB1P2)                            729,529  28,141,494
*   SunOpta, Inc.(8676EP108)                                 35,649     416,024
*   SunOpta, Inc.(2817510)                                   73,009     847,958
#   Superior Plus Corp.                                     270,609   3,261,480
#   Surge Energy, Inc.                                      303,797   1,920,819
#*  TAG Oil, Ltd.                                            65,570     190,838
    Talisman Energy, Inc.(87425E103)                        322,068   3,326,962
    Talisman Energy, Inc.(2068299)                          813,852   8,412,886
*   Taseko Mines, Ltd.                                      392,619     848,964
    Teck Resources, Ltd. Class A                              1,294      30,920
    Teck Resources, Ltd. Class B(878742204)                  49,729   1,132,329
#   Teck Resources, Ltd. Class B(2879327)                   228,673   5,211,671
#   TELUS Corp.                                              89,740   3,162,044
#*  Tembec, Inc.                                            111,910     247,089
#*  Teranga Gold Corp.(B5TDK82)                              25,597      16,815

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
CANADA -- (Continued)
#*  Teranga Gold Corp.(B4L8QT1)                              41,624 $    28,770
#*  Tethys Petroleum, Ltd.                                   35,628      16,253
*   Theratechnologies, Inc.                                  35,700      18,566
#*  Thompson Creek Metals Co., Inc.                         378,170   1,014,388
#   Thomson Reuters Corp.                                   155,678   5,634,548
    Tim Hortons, Inc.(B4R2V25)                               42,900   2,353,130
    Tim Hortons, Inc.(88706M103)                              7,969     437,418
*   Timminco, Ltd.                                           17,306          17
*   Timmins Gold Corp.                                      225,299     316,555
    TMX Group, Ltd.                                           9,846     518,688
#   TORC Oil & Gas, Ltd.                                    146,053   1,782,940
    Toromont Industries, Ltd.                               102,260   2,529,327
    Toronto-Dominion Bank (The)(891160509)                   49,622   2,386,322
#   Toronto-Dominion Bank (The)(2897222)                    701,544  33,750,664
    Torstar Corp. Class B                                   102,200     608,883
    Total Energy Services, Inc.                              48,505     955,894
*   Tourmaline Oil Corp.                                     93,623   4,847,521
    TransAlta Corp.(89346D107)                               59,878     731,709
#   TransAlta Corp.(2901628)                                329,650   4,027,201
    TransCanada Corp.                                       232,070  10,815,324
    Transcontinental, Inc. Class A                          149,054   2,171,792
    TransForce, Inc.                                        185,142   4,042,195
*   TransGlobe Energy Corp.(893662106)                       30,106     234,827
*   TransGlobe Energy Corp.(2470548)                         90,117     702,157
    Trican Well Service, Ltd.                               298,227   4,271,852
#   Trilogy Energy Corp.                                     61,793   1,691,337
    Trinidad Drilling, Ltd.                                 309,786   3,465,149
*   TSO3, Inc.                                                5,400       2,291
#*  Turquoise Hill Resources, Ltd.(900435108)               270,904   1,056,526
#*  Turquoise Hill Resources, Ltd.(B7WJ1F5)                 507,436   1,972,243
*   TVA Group, Inc. Class B                                   4,447      35,501
#   Twin Butte Energy, Ltd.                                 770,926   1,659,947
    Uni-Select, Inc.                                         19,868     544,351
*   US Silver & Gold, Inc.                                    9,300       4,497
*   Valeant Pharmaceuticals International, Inc.(B3XSX46)     42,811   5,724,929
*   Valeant Pharmaceuticals International, Inc.(91911K102)    8,401   1,123,298
    Valener, Inc.                                            43,825     624,158
#   Veresen, Inc.                                           196,759   2,909,962
#   Vermilion Energy, Inc.(B607XS1)                          25,561   1,700,802
*   Vermilion Energy, Inc.(923725105)                         2,575     171,907
#   Vicwest, Inc.                                             8,008      69,701
#   Wajax Corp.                                              45,842   1,482,687
    WaterFurnace Renewable Energy, Inc.                       2,056      43,050
*   Wesdome Gold Mines, Ltd.                                 85,051      64,406
    West Fraser Timber Co., Ltd.                            104,028   4,650,675
    Western Energy Services Corp.                            16,329     167,752
    Western Forest Products, Inc.                           693,474   1,385,619
    WesternOne, Inc.                                         10,900      74,586
    Westjet Airlines, Ltd.                                   10,148     231,097
#   Westshore Terminals Investment Corp.                     46,839   1,522,198
    Whistler Blackcomb Holdings, Inc.                        20,342     304,374
#   Whitecap Resources, Inc.                                367,191   4,844,291

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
CANADA -- (Continued)
#   Wi-Lan, Inc.                                           224,861 $    691,375
    Winpak, Ltd.                                            34,800      876,945
    WSP Global, Inc.                                        72,142    2,468,908
    Yamana Gold, Inc.(98462Y100)                           139,131    1,040,700
    Yamana Gold, Inc.(2219279)                             521,835    3,908,823
*   Yellow Media, Ltd.                                       4,700       98,670
#   Zargon Oil & Gas, Ltd.                                  58,615      516,601
    ZCL Composites, Inc.                                    10,000       57,570
                                                                   ------------
TOTAL CANADA                                                        995,495,065
                                                                   ------------
CHINA -- (0.0%)
*   Hanfeng Evergreen, Inc.                                 42,625       26,834
*   Superb Summit International Group, Ltd.              5,896,000      784,156
                                                                   ------------
TOTAL CHINA                                                             810,990
                                                                   ------------
DENMARK -- (1.4%)
    ALK-Abello A.S.                                         13,417    1,861,654
*   Alm Brand A.S.                                         195,986      951,932
#   Ambu A.S. Class B                                        8,636      577,459
    AP Moeller - Maersk A.S. Class A                         1,615    3,669,065
    AP Moeller - Maersk A.S. Class B                         3,890    9,286,433
*   Auriga Industries A.S. Class B                          33,593    1,244,128
*   Bang & Olufsen A.S.                                     77,240      797,788
*   Bavarian Nordic A.S.                                    54,790    1,163,077
*   BoConcept Holding A.S. Class B                             450        8,117
    Brodrene Hartmann A.S.                                   2,300       81,634
    Carlsberg A.S. Class B                                  63,656    6,367,659
    Chr Hansen Holding A.S.                                125,808    5,672,024
    Coloplast A.S. Class B                                  40,566    3,407,258
    D/S Norden A.S.                                         58,059    2,322,206
    Danske Bank A.S.                                       334,137    9,453,811
    Dfds A.S.                                                8,224      650,303
    Djurslands Bank A.S.                                     1,040       38,573
    DSV A.S.                                               360,332   12,034,793
    East Asiatic Co., Ltd. A.S.                             21,026      279,527
#   FLSmidth & Co. A.S.                                     77,959    4,173,736
    Fluegger A.S. Class B                                      350       22,125
*   Genmab A.S.                                             52,417    1,952,720
    GN Store Nord A.S.                                     310,073    7,490,953
    Gronlandsbanken AB                                         290       33,926
    H Lundbeck A.S.                                         97,249    2,834,317
*   H+H International A.S. Class B                           5,798       50,331
    Harboes Bryggeri A.S. Class B                            2,462       42,806
    IC Companys A.S.                                        14,652      437,460
    Jeudan A.S.                                              1,880      211,944
*   Jyske Bank A.S.                                        133,502    7,339,922
    NKT Holding A.S.                                        51,956    3,277,959
    Nordjyske Bank A.S.                                      3,195       69,045
    Norresundby Bank A.S.                                      880       43,420
    Novo Nordisk A.S. Class B                              391,894   17,786,494
    Novo Nordisk A.S. Sponsored ADR                        168,923    7,667,415
    Novozymes A.S. Class B                                  82,541    3,957,435

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                           ------- ------------
DENMARK -- (Continued)
    Pandora A.S.                                           109,149 $  7,357,792
*   Parken Sport & Entertainment A.S.                        5,510       73,230
    PER Aarsleff A.S. Class B                                2,795      506,736
    Ringkjoebing Landbobank A.S.                             4,432    1,014,082
    Rockwool International A.S. Class A                         55       10,644
    Rockwool International A.S. Class B                     13,486    2,601,360
*   Royal UNIBREW                                           17,900    2,786,343
    Schouw & Co.                                            28,984    1,617,887
    SimCorp A.S.                                            50,618    1,943,414
    Solar A.S. Class B                                       7,792      538,940
    Spar Nord Bank A.S.                                     92,291    1,039,019
*   Sydbank A.S.                                           153,702    4,099,523
    TDC A.S.                                               959,812    9,013,478
    Tivoli A.S.                                                 90       50,846
*   TK Development A.S.                                    161,531      278,185
*   Topdanmark A.S.                                        176,081    5,152,077
*   TopoTarget A.S.                                        133,513       89,294
*   Topsil Semiconductor Matls                             345,651       46,269
#*  Torm A.S.                                               17,487        4,430
    Tryg A.S.                                               30,644    2,910,372
    United International Enterprises                         2,531      505,997
*   Vestas Wind Systems A.S.                               324,959   14,431,778
*   Vestjysk Bank A.S.                                      23,224       38,870
*   William Demant Holding A.S.                             34,074    3,053,444
*   Zealand Pharma A.S.                                      1,949       24,095
                                                                   ------------
TOTAL DENMARK                                                       176,447,554
                                                                   ------------
FINLAND -- (1.5%)
    Afarak Group Oyj                                       207,434      109,066
#   Ahlstrom Oyj                                            23,261      247,877
    Aktia Bank Oyj                                             713        8,929
    Alma Media Oyj                                          25,653       94,014
    Amer Sports Oyj                                        247,327    5,113,652
    Apetit Oyj                                               1,800       48,216
    Aspo Oyj                                                 8,353       69,246
    Atria P.L.C.                                            20,310      200,532
    Bank of Aland P.L.C. Class B                             1,250       15,286
    BasWare Oyj                                              4,955      234,788
*   Biotie Therapies Oyj                                   226,186       72,535
#   Cargotec Oyj                                            75,010    3,353,145
    Caverion Corp.                                         154,484    1,716,299
    Citycon Oyj                                            459,373    1,723,650
    Comptel Oyj                                             51,194       41,169
    Cramo Oyj                                               25,439      568,408
    Digia P.L.C.                                            10,944       61,631
*   Efore Oyj                                                7,109        7,007
    Elektrobit Oyj                                         432,247    1,579,617
#   Elisa Oyj                                              196,896    5,884,275
    Etteplan Oyj                                             7,036       31,392
    F-Secure Oyj                                            66,479      224,378
*   Finnair Oyj                                            116,996      488,163
*   Finnlines Oyj                                           17,325      187,852

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
FINLAND -- (Continued)
    Fiskars Oyj Abp                                          34,792 $   944,020
#   Fortum Oyj                                              602,345  13,608,228
    HKScan Oyj Class A                                       30,767     163,234
    Huhtamaki Oyj                                           168,527   4,431,277
    Ilkka-Yhtyma Oyj                                         29,672     102,947
    Kemira Oyj                                              203,331   3,108,085
    Kesko Oyj Class A                                         2,893     115,562
    Kesko Oyj Class B                                       129,832   5,314,367
#   Kone Oyj Class B                                        133,751   5,733,294
    Konecranes Oyj                                           72,674   2,345,648
    Lassila & Tikanoja Oyj                                   42,622     829,938
*   Lemminkainen Oyj                                         20,150     390,412
    Metsa Board Oyj                                         368,948   1,727,083
#   Metso Oyj                                               194,218   7,817,226
    Metso Oyj Sponsored ADR                                  10,246     411,377
#   Munksjo Oyj                                              11,852      95,865
#   Neste Oil Oyj                                           256,526   5,275,643
#*  Nokia Oyj                                             3,651,928  27,344,067
*   Nokia Oyj Sponsored ADR                                 159,500   1,196,250
#   Nokian Renkaat Oyj                                      137,569   5,474,405
    Okmetic Oyj                                              21,251     136,027
    Olvi Oyj Class A                                          9,211     310,609
*   Oriola-KD Oyj Class A                                     1,000       3,342
*   Oriola-KD Oyj Class B                                   161,750     536,249
    Orion Oyj Class A                                        22,234     681,846
    Orion Oyj Class B                                       105,205   3,211,138
#*  Outokumpu Oyj                                         7,004,770   2,143,222
#   Outotec Oyj                                             114,539   1,283,686
    PKC Group Oyj                                            26,501     879,090
    Ponsse Oy                                                49,960     765,242
*   Poyry Oyj                                                26,849     148,497
    Raisio P.L.C. Class V                                   231,148   1,511,876
    Ramirent Oyj                                            129,657   1,453,332
    Rapala VMC Oyj                                           14,912     106,554
*   Rautaruukki Oyj                                         192,721   2,400,946
    Saga Furs Oyj                                             3,026     119,406
    Sampo Class A                                           348,674  17,328,944
#   Sanoma Oyj                                              152,085   1,024,087
    Sievi Capital P.L.C.                                     17,754      35,435
    Stockmann Oyj Abp(5462371)                                8,998     128,697
#   Stockmann Oyj Abp(5462393)                               43,589     619,050
    Stora Enso Oyj Class R                                1,020,207  10,417,957
    Stora Enso Oyj Sponsored ADR                            105,178   1,062,298
*   Talvivaara Mining Co. P.L.C.                            676,382      79,369
    Technopolis Oyj                                         114,890     699,386
    Teleste Oyj                                               6,970      42,701
    Tieto Oyj                                               127,992   3,502,534
    Tikkurila Oyj                                            42,739   1,060,704
    UPM-Kymmene Oyj                                         984,451  17,241,474
    UPM-Kymmene Oyj Sponsored ADR                            78,154   1,358,317
    Uponor Oyj                                               73,281   1,451,633
    Vacon P.L.C.                                              7,644     317,153

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
FINLAND -- (Continued)
#   Vaisala Oyj Class A                                      6,201 $    201,803
#   Valmet Corp.                                           163,519    1,910,616
    Wartsila Oyj Abp                                        94,296    5,264,071
#   YIT Oyj                                                164,005    1,686,956
                                                                   ------------
TOTAL FINLAND                                                       189,634,302
                                                                   ------------
FRANCE -- (7.1%)
    Accor SA                                                89,727    4,392,995
    Actia Group                                              9,454       72,078
    Aeroports de Paris                                      17,033    2,118,153
#*  Air France-KLM                                         280,775    4,039,238
    Air Liquide SA                                          57,622    8,243,803
    Airbus Group NV                                        110,478    7,594,270
    Akka Technologies SA                                     5,876      212,888
    Albioma                                                 38,680    1,080,080
*   Alcatel-Lucent                                       2,216,400    8,789,625
    Alcatel-Lucent Sponsored ADR                         1,602,594    6,250,117
    Alstom SA                                              121,978    5,040,619
    Altamir                                                 24,933      377,783
    Alten SA                                                40,703    2,079,586
#   Altran Technologies SA                                 229,907    2,506,514
    April                                                   24,454      584,539
#*  Archos                                                  27,729      127,068
    Arkema SA                                               88,341    9,866,997
    Assystem                                                21,508      693,288
    AtoS                                                   121,236   10,473,819
    Aubay                                                    3,818       61,960
*   Audika Groupe                                            1,627       29,845
    Aurea SA                                                   515        3,743
    AXA SA                                                 470,028   12,265,855
#   AXA SA Sponsored ADR                                   417,343   10,475,309
    Axway Software SA                                        6,701      231,053
#*  Beneteau SA                                             51,664      894,996
*   Bigben Interactive                                       9,396       97,513
    BioMerieux                                              16,349    1,785,884
    BNP Paribas SA                                         468,229   35,184,814
    Boiron SA                                               11,256      949,486
    Bollore SA(4572709)                                      6,283    4,004,532
*   Bollore SA(BDGTH22)                                         36       22,226
    Bonduelle SCA                                           27,250      790,328
    Bongrain SA                                              8,617      753,445
    Bourbon SA                                              94,795    3,128,110
*   Boursorama                                              38,531      645,442
#   Bouygues SA                                            272,745   12,284,681
*   Bull                                                   116,750      619,609
#   Bureau Veritas SA                                       66,538    2,039,036
    Burelle SA                                                  76       81,820
    Cap Gemini SA                                          200,971   14,199,342
#   Carrefour SA                                           372,693   14,527,961
    Casino Guichard Perrachon SA                            95,939   12,224,855
*   Cegedim SA                                               3,651      133,978
    Cegid Group                                             11,599      485,930

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
FRANCE -- (Continued)
*   CGG SA                                                   80,827 $ 1,398,452
#*  CGG SA Sponsored ADR                                    123,954   2,132,009
#*  Chargeurs SA                                             22,786     178,204
    Christian Dior SA                                        16,194   3,332,008
    Cie de St-Gobain                                        420,301  25,749,926
*   Cie des Alpes                                               237       5,321
    Cie Generale des Etablissements Michelin                152,205  18,665,015
    Ciments Francais SA                                       9,409   1,011,848
*   Club Mediterranee SA                                     40,276   1,050,086
    CNP Assurances                                          204,756   4,723,627
*   Credit Agricole SA                                    1,083,987  17,103,630
    Danone SA                                                65,565   4,841,256
    Danone SA Sponsored ADR                                  35,600     528,304
    Dassault Systemes                                         7,830     963,543
    Dassault Systemes ADR                                     5,637     692,224
    Derichebourg SA                                         197,955     771,736
#   Devoteam SA                                               2,950      75,208
    Edenred                                                 167,117   5,648,355
    Eiffage SA                                               67,178   5,078,120
    Electricite de France SA                                172,391   6,619,971
    Electricite de Strasbourg                                   606      95,536
#   Eramet                                                    8,868   1,156,733
    Essilor International SA                                 41,528   4,447,123
    Esso SA Francaise                                         3,968     217,437
    Etablissements Maurel et Prom                           176,136   3,142,669
    Euler Hermes SA                                          23,551   2,841,520
*   Euro Disney SCA                                          19,225     111,877
    Eurofins Scientific SE                                    8,193   2,275,168
    Eutelsat Communications SA                              133,999   4,609,372
    Exel Industries Class A                                   1,907     167,560
    Faiveley Transport SA                                     9,557     787,237
*   Faurecia                                                124,516   5,604,791
#   Fimalac                                                   9,228     786,149
    Fleury Michon SA                                            761      65,476
*   GameLoft SE                                              56,327     559,706
    Gaumont SA                                                  768      42,361
#   GDF Suez                                                784,571  19,773,875
#   GEA                                                          98      12,170
*   GECI International                                       20,581          --
    GL Events                                                15,834     398,827
    Groupe Crit                                               5,355     357,203
    Groupe Eurotunnel SA                                    855,615  11,486,469
#   Groupe Flo                                               10,366      46,945
*   Groupe Fnac                                               8,708     416,479
#   Groupe Gorge                                              3,479     105,572
    Groupe Open                                               2,036      29,376
    Groupe Steria SCA                                        67,370   1,897,560
    Guerbet                                                   6,501     308,529
*   Haulotte Group SA                                        26,567     507,425
    Havas SA                                                423,456   3,370,375
*   Hi-Media SA                                              58,222     168,948
    Iliad SA                                                 11,100   2,992,423

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
FRANCE -- (Continued)
    Imerys SA                                                50,719 $ 4,453,995
#   Ingenico                                                 48,438   4,226,764
    Interparfums SA                                           8,835     403,961
    Ipsen SA                                                 25,917   1,150,716
    IPSOS                                                    62,709   2,435,653
    Jacquet Metal Service                                    22,869     490,270
    JCDecaux SA                                              86,162   3,536,957
    Kering                                                   51,515  11,393,642
    Korian-Medica                                            68,766   2,581,198
#   L'Oreal SA                                               24,370   4,200,050
    L.D.C. SA                                                   178      32,844
    Lafarge SA                                              186,003  17,019,057
    Lafarge SA Sponsored ADR                                 82,410   1,883,069
    Lagardere SCA                                           192,169   8,053,904
    Laurent-Perrier                                           2,478     248,014
    Lectra                                                   34,613     364,747
    Legrand SA                                               86,505   5,589,612
    LISI                                                      6,520   1,057,491
    LVMH Moet Hennessy Louis Vuitton SA                      60,116  11,842,505
    Maisons France Confort                                    3,179     155,289
    Manitou BF SA                                            18,376     347,648
    Manutan International                                     1,789     136,240
    Mersen                                                   24,275     777,295
#*  METabolic EXplorer SA                                    41,028     153,418
    Metropole Television SA                                  72,242   1,548,271
    MGI Coutier                                                 487      94,255
    Montupet                                                 24,322   2,013,199
    Mr Bricolage                                              8,989     179,371
    Natixis                                                 991,830   7,040,658
#   Naturex                                                  10,039     881,149
#   Neopost SA                                               61,351   5,037,720
#   Nexans SA                                                57,577   3,241,681
    Nexity SA                                                54,139   2,428,542
    Norbert Dentressangle SA                                  6,169   1,057,589
*   NRJ Group                                                63,138     780,300
    Orange SA                                             1,386,877  22,469,170
#   Orange SA Sponsored ADR                                 212,700   3,424,470
#*  Orco Property Group                                       3,090       2,667
    Orpea                                                    54,426   3,959,216
*   Parrot SA                                                 8,588     262,664
    Pernod Ricard SA                                         54,292   6,515,495
#*  Peugeot SA                                              486,891   8,614,538
*   Pierre & Vacances SA                                      7,592     320,099
    Plastic Omnium SA                                        91,242   3,104,540
    Publicis Groupe SA                                       72,981   6,243,472
    Publicis Groupe SA ADR                                  100,092   2,121,950
    Rallye SA                                                50,325   2,559,692
#*  Recylex SA                                               32,570     122,508
    Remy Cointreau SA                                        20,829   1,830,879
    Renault SA                                              214,369  20,958,825
    Rexel SA                                                371,863   9,388,380
    Robertet SA                                                 752     173,261

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
FRANCE -- (Continued)
    Rubis SCA                                                41,911 $ 2,984,216
    Safran SA                                               101,479   6,829,755
    Saft Groupe SA                                           52,376   1,862,677
    Samse SA                                                    546      70,212
    Sanofi                                                  201,598  21,756,424
#   Sanofi ADR                                              522,052  28,086,398
    Sartorius Stedim Biotech                                  4,870     925,694
    Schneider Electric SA(4834108)                          166,453  15,625,096
    Schneider Electric SA(B11BPS1)                           20,392   1,915,003
    SCOR SE                                                 306,426  11,212,972
    SEB SA                                                   37,241   3,435,150
    Seche Environnement SA                                    3,292     145,161
#*  Sequana SA                                               20,074     148,133
#   SES SA                                                  123,170   4,640,573
    Societe BIC SA                                           24,301   3,224,083
    Societe d'Edition de Canal +                             89,949     791,546
    Societe des Bains de Mer et du Cercle des Etrangers a
      Monaco                                                  1,430      80,164
    Societe Generale SA                                     346,387  21,572,007
    Societe Internationale de Plantations d'Heveas SA         2,402     155,106
    Societe Marseillaise du Tunnel Prado-Carenage SA          7,833     319,391
#   Societe Television Francaise 1                          216,091   3,679,597
    Sodexo(7062713)                                          28,355   3,057,089
*   Sodexo()                                                  8,908     960,256
    Sodexo Sponsored ADR                                      3,800     407,968
#*  SOITEC                                                  298,008     900,234
#*  Solocal Group                                           248,711     567,842
    Somfy SA                                                  1,225     425,475
#   Sopra Group SA                                            6,139     706,717
#*  Spir Communication SA                                     2,571      50,506
#*  Ste Industrielle d'Aviation Latecoere SA                 15,550     287,311
    Stef SA                                                   3,877     306,615
#   STMicroelectronics NV(861012102)                        359,279   3,409,558
    STMicroelectronics NV(5962332)                          981,270   9,357,578
*   Store Electronic                                             16         355
    Suez Environnement Co.                                  220,681   4,336,276
    Sword Group                                               9,306     244,369
    Synergie SA                                               4,516     130,713
*   Technicolor SA                                          270,405   2,021,728
*   Technicolor SA Sponsored ADR                              4,360      31,959
    Technip SA                                               13,148   1,479,920
    Technip SA ADR                                          104,395   2,928,280
    Teleperformance                                         115,116   6,602,171
    Tessi SA                                                  1,767     221,255
    Thales SA                                                77,339   4,924,579
*   Theolia SA                                              100,126     169,322
    Thermador Groupe                                            431      47,583
    Total Gabon                                                 203     123,684
    Total SA                                                800,396  57,263,657
#   Total SA Sponsored ADR                                  595,142  42,397,916
    Touax SA                                                    718      19,822
#*  Transgene SA                                             15,746     203,570
*   Trigano SA                                               15,560     431,098

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                           ------- ------------
FRANCE -- (Continued)
*   UBISOFT Entertainment                                  232,613 $  4,340,956
    Union Financiere de France BQE SA                        1,141       32,885
    Valeo SA                                                92,629   12,720,667
    Vallourec SA                                           206,406   12,197,663
*   Valneva SE                                              13,249      112,082
#   Veolia Environnement SA                                247,141    4,610,636
#   Veolia Environnement SA ADR                             47,101      884,557
    Vetoquinol SA                                               65        3,546
#   Vicat                                                   16,658    1,445,646
    VIEL & Cie SA                                           48,096      158,590
#   Vilmorin & Cie SA                                        8,806    1,162,493
    Vinci SA                                               183,152   13,829,133
    Virbac SA                                                3,725      893,056
    Vivendi SA                                             771,084   20,716,527
*   VM Materiaux SA                                            811       40,343
    Vranken-Pommery Monopole SA                              3,897      137,518
    Zodiac Aerospace                                       212,215    7,055,649
                                                                   ------------
TOTAL FRANCE                                                        924,542,558
                                                                   ------------
GERMANY -- (6.1%)
*   Aareal Bank AG                                         102,530    4,660,467
    Adidas AG                                               74,088    7,920,132
    Adler Modemaerkte AG                                    13,471      219,954
*   ADVA Optical Networking SE                              90,910      407,857
#*  Air Berlin P.L.C.                                       74,923      180,440
*   Aixtron SE                                             114,799    1,827,796
#   Allgeier SE                                              1,954       46,793
#   Allianz SE                                             150,380   26,170,608
    Allianz SE ADR                                         982,629   17,146,876
    Amadeus Fire AG                                          5,331      463,744
    Analytik Jena AG                                         4,322       85,655
*   AS Creation Tapeten                                        906       41,158
    Aurubis AG                                              63,355    3,384,706
#   Axel Springer SE                                        64,551    3,941,605
#   BASF SE                                                164,638   19,098,948
    BASF SE Sponsored ADR                                   58,000    6,539,500
    Bauer AG                                                22,932      595,759
#   Bayer AG                                               150,072   20,866,262
    Bayer AG Sponsored ADR                                  10,700    1,489,654
    Bayerische Motoren Werke AG                            248,108   31,188,401
    BayWa AG                                                25,903    1,469,376
    Bechtle AG                                              25,832    2,298,719
    Beiersdorf AG                                           36,787    3,692,848
    Bertrandt AG                                             6,184      936,782
    Bijou Brigitte AG                                        4,195      408,409
    Bilfinger SE                                            78,958    9,413,793
#   Biotest AG                                               4,237      522,754
    Borussia Dortmund GmbH & Co. KGaA                      112,141      584,829
    Brenntag AG                                             44,737    8,104,126
#   CANCOM SE                                               20,695      912,526
    Carl Zeiss Meditec AG                                   26,996      821,933
    CAT Oil AG                                              44,373      930,980

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
GERMANY -- (Continued)
    Celesio AG                                              168,158 $ 5,844,222
    CENIT AG                                                 11,286     186,302
    CENTROTEC Sustainable AG                                 19,354     495,390
    Cewe Stiftung & Co. KGAA                                  9,486     747,409
*   Colonia Real Estate AG                                    2,454      15,151
    Comdirect Bank AG                                        63,110     727,519
*   Commerzbank AG                                          979,264  17,461,413
    CompuGroup Medical AG                                    16,201     432,127
*   Constantin Medien AG                                     53,339     110,200
#   Continental AG                                           68,112  16,027,064
    CropEnergies AG                                          41,670     273,346
    CTS Eventim AG                                           18,594   1,184,402
    DAB Bank AG                                              13,385      72,473
    Daimler AG                                              531,976  49,526,500
    Data Modul AG                                             2,305      62,837
    DEAG Deutsche Entertainment AG                            1,086       8,568
#   Delticom AG                                               3,099     147,566
#*  Deufol SE                                                10,845      13,617
    Deutsche Bank AG(5750355)                               239,968  10,569,503
#   Deutsche Bank AG(D18190898)                             258,743  11,392,454
    Deutsche Boerse AG                                       57,987   4,252,353
#   Deutsche Lufthansa AG                                   410,154  10,300,125
    Deutsche Post AG                                        579,026  21,848,358
    Deutsche Telekom AG                                   1,506,152  25,304,945
#   Deutsche Telekom AG Sponsored ADR                       528,190   8,847,183
    Deutsche Wohnen AG(B0YZ0Z5)                             208,906   4,484,669
*   Deutsche Wohnen AG(BFLR888)                              97,777   2,048,337
*   Deutz AG                                                175,567   1,468,089
*   Dialog Semiconductor P.L.C.                              94,611   2,396,719
    DIC Asset AG                                              7,350      72,445
    DMG MORI SEIKI AG                                       112,230   3,536,529
    Dr Hoenle AG                                              7,908     154,370
    Draegerwerk AG & Co. KGaA                                 3,042     312,402
    Drillisch AG                                             52,789   1,971,047
#   Duerr AG                                                 37,630   2,977,502
#   E.ON SE                                                 691,346  13,242,626
    E.ON SE Sponsored ADR                                   218,470   3,998,001
    Eckert & Ziegler AG                                       7,086     246,237
    Elmos Semiconductor AG                                   22,658     456,451
    ElringKlinger AG                                         51,912   2,095,848
#   Euromicron AG                                            12,437     227,991
#*  Evotec AG                                               154,547     772,850
    Fielmann AG                                               8,903   1,204,451
*   First Sensor AG                                           8,351     124,719
#*  Francotyp-Postalia Holding AG Class A                     5,068      33,744
    Fraport AG Frankfurt Airport Services Worldwide          64,940   4,802,773
    Freenet AG                                              199,431   6,906,915
    Fresenius Medical Care AG & Co. KGaA                    151,766  10,456,306
#   Fresenius Medical Care AG & Co. KGaA ADR                 53,000   1,820,550
    Fresenius SE & Co. KGaA                                 161,560  24,581,785
#   Fuchs Petrolub SE                                         7,145     658,731
*   GAGFAH SA                                                57,918     916,039

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES    VALUE++
                                                          ------- -----------
GERMANY -- (Continued)
    GEA Group AG                                          170,872 $ 7,653,076
#   Gerresheimer AG                                        73,043   4,958,654
#   Gerry Weber International AG                           22,056   1,164,900
    Gesco AG                                                5,066     527,251
    GFK SE                                                 19,674   1,015,442
    GFT Technologies AG                                    27,506     328,495
    Grammer AG                                             30,187   1,668,267
    Grenkeleasing AG                                        8,480     888,475
*   H&R AG                                                 15,018     149,040
#   Hamburger Hafen und Logistik AG                        38,577     935,553
#   Hannover Rueck SE                                      90,591   8,441,443
#   Hawesko Holding AG                                      1,492      82,846
#   HeidelbergCement AG                                   135,336  11,759,086
#*  Heidelberger Druckmaschinen AG                        611,168   1,938,454
    Henkel AG & Co. KGaA                                   25,378   2,609,322
    Highlight Communications AG                            31,488     163,912
#   Hochtief AG                                            67,727   6,314,559
    Homag Group AG                                          1,531      44,733
#   Hugo Boss AG                                           28,904   4,015,568
    Indus Holding AG                                       39,121   1,836,030
    Infineon Technologies AG                              360,198   4,188,125
    Infineon Technologies AG ADR                          489,836   5,691,894
#*  Intershop Communications AG                             3,523       8,469
    Isra Vision AG                                          5,417     402,209
    Jenoptik AG                                           100,557   1,678,513
*   Joyou AG                                                   10         172
#   K+S AG                                                221,539   7,762,749
*   Kloeckner & Co. SE                                    197,617   2,995,106
    Koenig & Bauer AG                                       3,131      52,218
    Kontron AG                                            116,694     814,702
    Krones AG                                              27,033   2,588,033
    KSB AG                                                    214     143,276
#   KUKA AG                                                42,432   2,175,432
    KWS Saat AG                                             2,695     963,229
    Lanxess AG                                            157,653  12,005,501
    Leifheit AG                                             3,113     167,655
#   Leoni AG                                               77,993   5,813,560
    Linde AG                                              112,611  23,387,591
    LPKF Laser & Electronics AG                            35,937     808,272
    MAN SE                                                 32,663   4,188,399
#*  Manz AG                                                 5,738     515,421
*   MasterFlex SE                                             338       3,108
*   Mediclin AG                                            13,261      79,025
#*  Medigene AG                                            12,146      81,172
    Merck KGaA                                             35,249   5,958,624
*   Metro AG                                              163,525   6,551,423
    MLP AG                                                 85,528     581,748
    Mobotix AG                                              2,823      55,629
*   Morphosys AG                                            7,385     633,441
    MTU Aero Engines AG                                    71,418   6,733,751
    Muehlbauer Holding AG & Co. KGaA                        1,858      48,838
#   Muenchener Rueckversicherungs AG                       88,029  20,348,688

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES    VALUE++
                                                          ------- -----------
GERMANY -- (Continued)
#   MVV Energie AG                                         12,918 $   412,655
    Nemetschek AG                                           5,982     520,783
    Nexus AG                                                2,391      37,177
*   Nordex SE                                             103,557   1,658,020
    Norma Group SE                                         36,875   1,935,211
    OHB AG                                                 13,143     370,952
*   Osram Licht AG                                        128,914   6,767,897
*   Patrizia Immobilien AG                                 72,418     856,332
    Pfeiffer Vacuum Technology AG                           9,302   1,106,475
#   PNE Wind AG                                           110,191     424,083
    Progress-Werk Oberkirch AG                              1,999     158,382
    PSI AG Gesellschaft Fuer Produkte und Systeme der
      Informationstechnologie                               1,221      22,135
*   Puma Brandenburg, Ltd.                                  9,000          --
*   Puma Brandenburg, Ltd. A Shares                         9,000          --
#   Puma SE                                                 4,176   1,233,686
    PVA TePla AG                                            8,269      35,967
*   QIAGEN NV                                             305,708   6,711,415
    QSC AG                                                182,420     938,724
#   R Stahl AG                                              3,704     219,901
#   Rational AG                                             2,150     686,697
#   Rheinmetall AG                                         83,548   5,565,937
    Rhoen Klinikum AG                                     181,202   5,850,874
    RIB Software AG                                           509       7,947
    RWE AG                                                673,370  25,696,523
    SAF-Holland SA                                        101,041   1,511,799
    Salzgitter AG                                          72,170   3,065,480
    SAP AG                                                 96,019   7,760,929
#   SAP AG Sponsored ADR                                   54,592   4,421,406
#   Schaltbau Holding AG                                    4,234     300,978
#   SGL Carbon SE                                          52,919   1,762,277
    SHW AG                                                  6,213     372,874
#   Siemens AG Sponsored ADR                              195,766  25,807,832
*   Singulus Technologies AG                               93,150     304,450
    Sixt SE                                                28,390   1,147,952
    SKW Stahl-Metallurgie Holding AG                       10,141     152,085
*   Sky Deutschland AG                                    339,681   2,915,164
#   SMA Solar Technology AG                                18,668     781,692
#   SMT Scharf AG                                           4,136     101,968
    Softing AG                                                858      17,280
    Software AG                                           105,980   3,991,848
#*  Solarworld AG                                             882      39,051
    Stada Arzneimittel AG                                 118,558   5,169,792
*   Stroeer Media AG                                       36,053     621,202
#   Suedzucker AG                                         133,714   2,857,339
#*  Suss Microtec AG                                       38,692     375,999
    Symrise AG                                             80,734   4,078,408
    TAG Immobilien AG                                     180,562   2,295,659
#   Takkt AG                                               43,301     878,333
*   Talanx AG                                              14,819     567,060
    Technotrans AG                                          4,636      52,180
    Telefonica Deutschland Holding AG                     232,742   1,936,283
#   Telegate AG                                             6,801      52,948

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
GERMANY -- (Continued)
*   ThyssenKrupp AG                                        241,872 $  6,903,552
#   Tipp24 SE                                               10,935      788,969
#*  Tom Tailor Holding AG                                   33,815      657,747
#   Tomorrow Focus AG                                        7,335       42,304
#   TUI AG                                                 313,922    5,227,169
    United Internet AG                                     101,495    4,360,138
    Volkswagen AG                                           17,372    4,658,276
    Vossloh AG                                               8,010      791,699
    VTG AG                                                  20,718      457,995
#   Wacker Chemie AG                                        31,372    3,687,795
    Wacker Neuson SE                                        36,603      695,830
    Washtec AG                                              51,952      891,178
    Wincor Nixdorf AG                                       43,591    2,855,570
    Wirecard AG                                             12,715      535,644
    XING AG                                                  3,037      389,111
                                                                   ------------
TOTAL GERMANY                                                       795,614,640
                                                                   ------------
GREECE -- (0.0%)
*   Alapis Holding Industrial and Commercial SA of
      Pharmaceutical Chemical Products                      69,510           --
*   Bank of Cyprus PCL                                   1,186,157            9
*   Euromedica SA                                            4,548        2,092
*   Halcor SA                                               55,380       50,115
*   T Bank SA                                               46,506           --
    Thessaloniki Port Authority SA                             563       19,708
                                                                   ------------
TOTAL GREECE                                                             71,924
                                                                   ------------
HONG KONG -- (2.3%)
#   AAC Technologies Holdings, Inc.                        348,500    1,951,366
    Aeon Stores Hong Kong Co., Ltd.                         32,000       40,812
    AIA Group, Ltd.                                      3,441,200   16,736,598
    Alco Holdings, Ltd.                                    356,000       62,101
    Allied Group, Ltd.                                      72,000      312,761
    Allied Properties HK, Ltd.                           2,868,393      504,216
*   Anxian Yuan China Holdings, Ltd.                     1,560,000       29,987
*   Apac Resources, Ltd.                                 4,320,000       93,597
    APT Satellite Holdings, Ltd.                           615,500      772,599
    Arts Optical International Hldgs                        70,000       19,046
#   Asia Financial Holdings, Ltd.                          270,000      109,067
    Asia Satellite Telecommunications Holdings, Ltd.       148,000      591,222
    Asia Standard International Group, Ltd.                544,745      137,224
#   ASM Pacific Technology, Ltd.                           154,800    1,720,148
    Associated International Hotels, Ltd.                   79,000      219,455
    Aupu Group Holding Co., Ltd.                           400,000       46,985
    Bank of East Asia, Ltd.                              1,204,746    4,976,658
    BOC Hong Kong Holdings, Ltd.                         2,216,000    6,559,412
    Bonjour Holdings, Ltd.                               2,010,000      345,689
    Bossini International Hldg                           1,204,000      101,117
#*  Brightoil Petroleum Holdings, Ltd.                   2,751,000      854,464
*   Brockman Mining, Ltd.                                2,850,520      145,069
*   Burwill Holdings, Ltd.                               6,423,600      245,485
    Cafe de Coral Holdings, Ltd.                           278,000      876,026

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
HONG KONG -- (Continued)
    Cathay Pacific Airways, Ltd.                          1,466,000 $ 2,774,364
    Chen Hsong Holdings                                     360,000     107,816
    Cheuk Nang Holdings, Ltd.                                97,261      89,574
    Cheung Kong Holdings, Ltd.                              650,000  11,083,469
    Cheung Kong Infrastructure Holdings, Ltd.               516,045   3,369,048
*   Cheung Wo International Holdings, Ltd.                   90,000       7,214
    Chevalier International Holdings, Ltd.                  107,913     175,523
*   China Billion Resources, Ltd.                         5,752,080          --
*   China Daye Non-Ferrous Metals Mining, Ltd.            1,934,000      30,752
    China Electronics Corp. Holdings Co., Ltd.            1,344,000     269,542
*   China Energy Development Holdings, Ltd.               7,748,000     104,797
*   China Environmental Investment Holdings, Ltd.         1,845,000      40,746
    China Financial Services Holdings, Ltd.                 304,000      25,166
*   China Flavors & Fragrances Co., Ltd.                     24,890       4,043
*   China Infrastructure Investment, Ltd.                 2,032,000      29,015
    China Metal International Holdings, Inc.                540,000     182,856
*   China Nuclear Industry 23 International Corp., Ltd.     274,000      46,444
*   China Renji Medical Group, Ltd.                      11,550,000      49,353
*   China Solar Energy Holdings, Ltd.                     1,033,500       8,998
    China Star Entertainment, Ltd.                        5,550,000      91,620
    China Ting Group Holdings, Ltd.                         692,000      47,338
*   China Tycoon Beverage Holdings, Ltd.                     60,000         124
    Chong Hing Bank, Ltd.                                    85,329     298,263
    Chow Sang Sang Holdings International, Ltd.             640,000   1,575,434
#   Chow Tai Fook Jewellery Group, Ltd.                     741,000   1,046,323
    Chu Kong Shipping Enterprise Group Co., Ltd.            774,000     180,089
    Chuang's China Investments, Ltd.                        642,813      41,102
    Chuang's Consortium International, Ltd.               1,599,553     194,031
    Chun Wo Development Holdings, Ltd.                      348,000      20,467
    CITIC Telecom International Holdings, Ltd.            2,830,000     988,064
    CK Life Sciences International Holdings, Inc.         5,070,000     510,844
    CLP Holdings, Ltd.                                      281,500   2,250,434
*   CP Lotus Corp.                                        1,420,000      34,944
#   Cross-Harbour Holdings, Ltd. (The)                      102,000      84,973
    CSI Properties, Ltd.                                  5,784,200     201,945
*   CST Mining Group, Ltd.                                4,008,000      26,369
*   Culturecom Holdings, Ltd.                               255,000      35,059
*   Cw Group Holdings, Ltd.                                 412,000     101,038
#   Dah Sing Banking Group, Ltd.                            894,904   1,337,623
    Dah Sing Financial Holdings, Ltd.                       371,244   1,645,317
    Dan Form Holdings Co., Ltd.                           1,227,900     111,144
    Dickson Concepts International, Ltd.                    429,000     258,768
*   Digital Domain Holdings, Ltd.                           660,000       8,872
    Dorsett Hospitality International, Ltd.               1,077,000     191,964
    Eagle Nice International Holdings, Ltd.                 534,000      84,058
    EcoGreen Fine Chemicals Group, Ltd.                     132,000      30,532
*   EganaGoldpfeil Holdings, Ltd.                           209,588          --
    Emperor Capital Group, Ltd.                             204,000      10,402
#   Emperor Entertainment Hotel, Ltd.                     1,395,000     607,858
    Emperor International Holdings                        2,488,416     555,938
    Emperor Watch & Jewellery, Ltd.                       7,730,000     569,666
*   Enviro Energy International Holdings, Ltd.              408,000       7,520

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
HONG KONG -- (Continued)
*   EPI Holdings, Ltd.                                    6,758,000 $   168,669
#   Esprit Holdings, Ltd.                                 3,386,413   5,655,610
*   eSun Holdings, Ltd.                                   1,199,000     139,117
    Fairwood Holdings, Ltd.                                  80,000     163,530
#   Far East Consortium International, Ltd.               1,965,866     713,874
*   FIH Mobile, Ltd.                                      4,191,000   2,263,715
    First Pacific Co., Ltd.                               4,561,756   5,072,751
*   Fountain SET Holdings, Ltd.                           1,150,000     138,209
    Four Seas Mercantile Holdings, Ltd.                      36,000      23,717
    Fujikon Industrial Holdings, Ltd.                       132,000      30,426
    Future Bright Holdings, Ltd.                            582,000     279,408
*   G-Resources Group, Ltd.                              48,670,200   1,342,039
*   Galaxy Entertainment Group, Ltd.                        449,000   3,547,395
#*  Genting Hong Kong, Ltd.                                 678,000     269,603
    Get Nice Holdings, Ltd.                               6,384,000     284,882
#   Giordano International, Ltd.                          2,694,000   1,808,415
    Glorious Sun Enterprises, Ltd.                          796,000     174,644
    Gold Peak Industries Holding, Ltd.                      453,000      39,207
    Golden Resources Development International, Ltd.        676,000      36,617
    Guangnan Holdings, Ltd.                                 756,000      98,658
#   Haitong International Securities Group, Ltd.            786,192     395,256
    Hang Lung Group, Ltd.                                   719,000   3,904,717
    Hang Lung Properties, Ltd.                            1,881,000   5,634,699
    Hang Seng Bank, Ltd.                                    216,100   3,533,644
*   Hao Tian Development Group, Ltd.                        780,000      12,140
    Harbour Centre Development, Ltd.                        158,000     276,285
    Henderson Land Development Co., Ltd.                  1,131,906   6,795,212
*   Heng Fai Enterprises, Ltd.                              100,000       5,476
    HKR International, Ltd.                                 895,962     367,639
    Hon Kwok Land Investment Co., Ltd.                      234,000      77,961
    Hong Kong & China Gas Co., Ltd.                       1,388,970   3,204,919
#   Hong Kong Aircraft Engineering Co., Ltd.                 28,000     325,690
#   Hong Kong Exchanges and Clearing, Ltd.                  391,458   7,039,716
#*  Hong Kong Television Network, Ltd. ADR                   19,127     107,685
    Hongkong & Shanghai Hotels (The)                        880,924   1,288,302
    Hongkong Chinese, Ltd.                                1,625,143     394,810
    Hop Hing Group Holdings, Ltd.                           252,000       7,378
    Hopewell Holdings, Ltd.                               1,120,500   3,857,039
#   Hsin Chong Construction Group, Ltd.                   1,682,000     232,536
    Hung Hing Printing Group, Ltd.                          528,524      83,758
    Hutchison Telecommunications Hong Kong Holdings,
      Ltd.                                                3,300,000   1,081,557
    Hutchison Whampoa, Ltd.                               1,012,000  13,884,128
#   Hysan Development Co., Ltd.                             538,215   2,322,259
*   I-CABLE Communications, Ltd.                          1,657,000     167,046
*   Imagi International Holdings, Ltd.                   11,808,000     132,763
*   Integrated Waste Solutions Group Holdings, Ltd.       2,222,000     135,043
*   International Standard Resources Holdings, Ltd.       4,042,500      65,881
    IPE Group, Ltd.                                       1,225,000      73,515
*   IRC, Ltd.                                             1,958,000     189,821
#   IT, Ltd.                                              1,133,087     307,320
*   Jinhui Holdings Co., Ltd.                               167,000      36,667
*   JLF Investment Co., Ltd.                                250,000      11,560

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                         ---------- ----------
HONG KONG -- (Continued)
    Johnson Electric Holdings, Ltd.                       2,769,500 $2,652,586
#   K Wah International Holdings, Ltd.                    2,458,506  1,642,046
    Ka Shui International Holdings, Ltd.                    134,000     22,688
    Kam Hing International Holdings, Ltd.                    74,000      5,276
    Kantone Holdings, Ltd.                                2,444,360     32,553
*   Kerry Logistics Network, Ltd.                           390,791    575,032
    Kerry Properties, Ltd.                                1,031,583  3,410,358
*   King Stone Energy Group, Ltd.                         1,196,000     39,585
    Kingmaker Footwear Holdings, Ltd.                       754,000    147,038
#   Kingston Financial Group, Ltd.                        3,751,000    406,913
*   Ko Yo Chemical Group, Ltd.                            5,180,000     54,340
    Kowloon Development Co., Ltd.                           758,000    927,195
#   L'Occitane International SA                             655,000  1,612,028
*   Lai Sun Development                                  21,978,666    514,352
    Lam Soon Hong Kong, Ltd.                                 12,000     12,362
    Lee's Pharmaceutical Holdings, Ltd.                     100,000    112,362
    Lerado Group Holding Co., Ltd.                          672,000     86,964
    Li & Fung, Ltd.                                       3,397,250  4,944,956
#   Lifestyle International Holdings, Ltd.                  726,000  1,419,241
    Lippo China Resources, Ltd.                           5,036,000    250,256
    Lippo, Ltd.                                             174,000     93,440
    Liu Chong Hing Investment, Ltd.                         276,000    530,261
    Luen Thai Holdings, Ltd.                                336,000    100,891
#   Luk Fook Holdings International, Ltd.                 1,060,000  3,009,827
    Luks Group Vietnam Holdings Co., Ltd.                   130,000     38,731
    Lung Kee Bermuda Holdings                               280,000    102,327
    Magnificent Estates                                   4,256,000    206,101
#   Man Wah Holdings, Ltd.                                  928,000  1,524,063
    Man Yue Technology Holdings, Ltd.                       254,000     78,335
*   Mei Ah Entertainment Group, Ltd.                      3,200,000     60,622
    Melco Crown Entertainment, Ltd.                           4,500     51,309
    Melco Crown Entertainment, Ltd. ADR                      14,259    487,373
    Melco International Development, Ltd.                 1,129,000  3,467,217
    MGM China Holdings, Ltd.                                430,000  1,499,717
#   Midland Holdings, Ltd.                                1,674,000    703,510
    Ming Fai International Holdings, Ltd.                   453,000     43,936
*   Ming Fung Jewellery Group, Ltd.                       6,556,000     80,506
    Miramar Hotel & Investment                              241,000    298,037
#*  Mongolian Mining Corp.                                2,378,500    196,749
    MTR Corp., Ltd.                                         565,214  2,143,174
    NagaCorp, Ltd.                                        1,740,000  1,587,757
    Natural Beauty Bio-Technology, Ltd.                      70,000      3,620
#*  Neo-Neon Holdings, Ltd.                               1,247,000    223,631
*   Neptune Group, Ltd.                                   5,920,000    159,987
    New World Development Co., Ltd.                       5,966,434  6,180,599
#   Newocean Energy Holdings, Ltd.                        2,220,000  1,468,971
*   Next Media, Ltd.                                      1,192,000    122,148
*   North Asia Resources Holdings, Ltd.                     615,000     10,609
    NWS Holdings, Ltd.                                    1,427,080  2,432,642
*   Orange Sky Golden Harvest Entertainment Holdings,
      Ltd.                                                2,130,000    139,811
#   Orient Overseas International, Ltd.                     485,500  2,322,478
#   Oriental Watch Holdings                               1,152,240    260,521

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- -----------
HONG KONG -- (Continued)
    Pacific Andes International Holdings, Ltd.           2,950,274 $   120,201
    Pacific Basin Shipping, Ltd.                         3,398,000   1,996,115
    Pacific Textiles Holdings, Ltd.                      1,015,000   1,288,828
    Paliburg Holdings, Ltd.                                662,790     211,452
*   Paradise Entertainment, Ltd.                           584,000     435,889
    PCCW, Ltd.                                           6,407,000   3,416,175
    PCCW, Ltd. ADR                                           7,400      39,146
#*  Peace Mark Holdings, Ltd.                              308,000          --
*   Pearl Oriental Oil, Ltd.                             2,842,627      78,174
    Pegasus International Holdings, Ltd.                    82,000      11,524
    Pico Far East Holdings, Ltd.                         1,042,000     278,897
    Playmates Holdings, Ltd.                                87,400     118,456
*   Playmates Toys, Ltd.                                   892,000     376,542
    PNG Resources Holdings, Ltd.                         7,904,000      71,601
    Polytec Asset Holdings, Ltd.                         3,275,000     477,745
    Power Assets Holdings, Ltd.                            442,500   3,825,130
    Prada SpA                                              113,600     911,075
    Public Financial Holdings, Ltd.                        464,000     220,016
    PYI Corp., Ltd.                                      5,416,552     118,174
    Regal Hotels International Holdings, Ltd.              903,400     524,023
*   Richfield Group Holdings, Ltd.                       2,392,000      67,724
*   Rising Development Holdings, Ltd.                      278,000     150,558
#   SA SA International Holdings, Ltd.                   1,698,000   1,424,528
    Samsonite International SA                           1,231,800   3,921,876
*   Sandmartin International Holdings, Ltd.                270,000      14,604
    Sands China, Ltd.                                      416,000   3,054,172
    SAS Dragon Hldg, Ltd.                                  140,000      92,667
    SCMP Group, Ltd.                                        10,000       2,431
    SEA Holdings, Ltd.                                     246,000     138,224
    Shangri-La Asia, Ltd.                                1,718,166   2,819,274
    Shenyin Wanguo HK, Ltd.                                470,000     169,845
*   Shougang Concord Technology Holdings                 1,600,000      67,375
    Shun Tak Holdings, Ltd.                              3,918,250   1,924,896
#*  Silver base Group Holdings, Ltd.                       470,000      61,587
*   Simsen International Corp., Ltd.                        60,000      19,262
    Sing Tao News Corp., Ltd.                              490,000      66,960
    Singamas Container Holdings, Ltd.                    2,834,000     614,798
    Sino Land Co., Ltd.                                  3,491,265   5,235,113
*   Sino-Tech International Holdings, Ltd.               7,000,000      36,191
    Sitoy Group Holdings, Ltd.                             235,000     141,479
    SJM Holdings, Ltd.                                     905,699   2,525,452
#   SmarTone Telecommunications Holdings, Ltd.             988,803   1,020,522
    SOCAM Development, Ltd.                                432,488     524,718
*   Solomon Systech International, Ltd.                    984,000      48,379
    Soundwill Holdings, Ltd.                                36,000      62,323
*   South China China, Ltd.                              1,088,000      88,252
#   Stella International Holdings, Ltd.                    344,000     848,051
    Stelux Holdings International, Ltd.                    637,600     196,862
*   Success Universe Group, Ltd.                         2,804,000     130,641
    Sun Hing Vision Group Holdings, Ltd.                   122,000      37,011
    Sun Hung Kai & Co., Ltd.                             1,315,787     919,166
    Sun Hung Kai Properties, Ltd.                          855,511  10,822,509

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
HONG KONG -- (Continued)
    Swire Pacific, Ltd. Class A                            212,000 $  2,447,126
    Swire Pacific, Ltd. Class B                            182,500      405,207
    Swire Properties, Ltd.                                 393,050    1,188,773
*   Symphony Holdings, Ltd.                                511,500       36,927
    TAI Cheung Holdings                                    578,000      399,557
    Tai Sang Land Development, Ltd.                        145,523       67,170
*   Talent Property Group, Ltd.                          1,245,000       16,796
#   Tan Chong International, Ltd.                          372,000      153,292
    Tao Heung Holdings, Ltd.                                36,000       23,225
#*  Taung Gold International, Ltd.                       3,200,000       12,382
*   Technovator International, Ltd.                        422,000      223,840
    Techtronic Industries Co.                            1,934,000    6,179,362
    Television Broadcasts, Ltd.                            356,600    2,230,044
*   Termbray Industries International Holdings, Ltd.       112,000       11,274
    Texwinca Holdings, Ltd.                                988,000    1,065,429
#*  Titan Petrochemicals Group, Ltd.                     3,200,000        1,032
    Tradelink Electronic Commerce, Ltd.                  1,382,000      338,935
    Transport International Holdings, Ltd.                 291,800      538,694
#   Trinity, Ltd.                                        2,582,000      664,157
*   TSC Group Holdings, Ltd.                             1,018,000      578,831
    Tse Sui Luen Jewellery International, Ltd.              60,000       23,957
#*  United Laboratories International Holdings, Ltd.
      (The)                                              1,187,500      768,617
*   Universe International Holdings, Ltd.                2,910,000       54,128
#   Value Partners Group, Ltd.                           1,392,000      897,549
#   Varitronix International, Ltd.                         623,000      690,825
    Vedan International Holdings, Ltd.                   1,192,000       64,605
    Victory City International Holdings, Ltd.            1,715,486      250,034
#   Vitasoy International Holdings, Ltd.                   724,000      989,775
    VST Holdings, Ltd.                                   1,491,200      380,131
#   VTech Holdings, Ltd.                                   174,700    2,419,582
    Wai Kee Holdings, Ltd.                                 222,000       63,094
    Wang On Group, Ltd.                                  8,400,000      198,046
    Wharf Holdings, Ltd.                                   784,750    5,524,266
    Wheelock & Co., Ltd.                                 1,072,000    4,438,687
    Win Hanverky Holdings, Ltd.                            356,000       47,269
    Wing Hang Bank, Ltd.                                   324,894    5,238,046
    Wing On Co. International, Ltd.                        123,137      343,521
    Wing Tai Properties, Ltd.                              374,000      232,154
    Wong's Kong King International                         110,000        9,301
    Wynn Macau, Ltd.                                       389,200    1,537,765
    Xinyi Glass Holdings, Ltd.                           4,428,000    3,493,798
*   Xinyi Solar Holdings, Ltd.                           3,204,000      868,953
    Yau Lee Holdings, Ltd.                                 218,000       47,274
    Yeebo International Hldg                                26,000        4,163
    YGM Trading, Ltd.                                      103,000      225,973
    Yue Yuen Industrial Holdings, Ltd.                   1,138,500    3,519,748
*   Zhuhai Holdings Investment Group, Ltd.                 294,000       49,471
                                                                   ------------
TOTAL HONG KONG                                                     296,427,284
                                                                   ------------
IRELAND -- (0.4%)
*   Anglo Irish Bank Corp. P.L.C.                          457,521           --
*   Anglo Irish Bank Corp. P.L.C. (B06H8J9)                165,847           --

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- -----------
IRELAND -- (Continued)
*   Bank of Ireland                                      8,068,859 $ 3,150,498
#*  Bank of Ireland Sponsored ADR                          126,573   2,179,586
    C&C Group P.L.C.(B011Y09)                              487,259   2,899,056
    C&C Group P.L.C.(B010DT8)                               24,767     147,336
    CRH P.L.C.(0182704)                                     71,685   2,089,820
    CRH P.L.C.(4182249)                                    161,099   4,690,165
    CRH P.L.C. Sponsored ADR                               424,196  12,420,459
    Dragon Oil P.L.C.                                      313,971   3,340,537
    FBD Holdings P.L.C.(4330231)                            25,738     621,012
    FBD Holdings P.L.C.(0329028)                            18,709     451,085
    Glanbia P.L.C.(4058629)                                 66,485     992,924
    Glanbia P.L.C.(0066950)                                 74,909   1,117,670
    IFG Group P.L.C.                                        45,155     107,280
    Irish Continental Group P.L.C.                           7,974     319,910
*   Kenmare Resources P.L.C.                               357,459      73,534
    Kerry Group P.L.C. Class A(0490656)                     76,886   6,030,500
    Kerry Group P.L.C. Class A(4519579)                     17,572   1,386,829
    Kingspan Group P.L.C.(0492793)                          19,320     363,712
    Kingspan Group P.L.C.(4491235)                         192,404   3,625,902
    Paddy Power P.L.C.(0258810)                              7,672     593,879
    Paddy Power P.L.C.(4828974)                             27,080   2,089,405
    Smurfit Kappa Group P.L.C.                             207,582   4,624,448
                                                                   -----------
TOTAL IRELAND                                                       53,315,547
                                                                   -----------
ISRAEL -- (0.6%)
#*  Africa Israel Investments, Ltd.                        225,108     494,378
*   Africa Israel Properties, Ltd.                          18,481     329,224
*   Airport City, Ltd.                                      40,117     410,026
*   AL-ROV Israel, Ltd.                                      7,750     327,650
*   Allot Communications, Ltd.                               5,559      72,022
#*  Alon Blue Square Israel, Ltd.                           25,445      95,440
*   Alrov Properties and Lodgings, Ltd.                      1,870      56,214
    Amot Investments, Ltd.                                 107,225     351,427
#*  AudioCodes, Ltd.                                        29,705     162,419
    Avgol Industries 1953, Ltd.                             30,929      33,767
*   Azorim-Investment Development & Construction Co.,
      Ltd.                                                  20,709      20,403
    Azrieli Group                                           68,456   2,317,303
#   Babylon, Ltd.                                           23,921      33,926
    Bank Hapoalim BM                                     1,197,099   6,762,403
*   Bank Leumi Le-Israel BM                              1,378,632   5,394,273
    Bayside Land Corp.                                         972     260,016
#   Bezeq The Israeli Telecommunication Corp., Ltd.      1,070,955   1,940,813
*   Bio-cell, Ltd.                                             937       6,674
    Cellcom Israel, Ltd.(B23WQK8)                           27,249     345,467
    Cellcom Israel, Ltd.(M2196U109)                         20,870     264,632
*   Ceragon Networks, Ltd.                                  14,237      37,843
*   Clal Biotechnology Industries, Ltd.                     95,872     281,873
    Clal Insurance Enterprises Holdings, Ltd.               40,949     800,363
*   Compugen, Ltd.                                           1,314      12,090
    Delek Automotive Systems, Ltd.                          30,910     312,776
    Delek Group, Ltd.                                        4,240   1,718,431
    Delta-Galil Industries, Ltd.                             7,563     231,801

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES    VALUE++
                                                         --------- ----------
ISRAEL -- (Continued)
*   El Al Israel Airlines                                  152,065 $   32,342
    Elbit Systems, Ltd.                                     31,517  1,860,461
    Electra, Ltd.                                            2,349    339,875
#*  Elron Electronic Industries, Ltd.                       20,508    201,628
*   Evogene, Ltd.                                           16,344    287,443
#*  EZchip Semiconductor, Ltd.(M4146Y108)                   24,727    592,212
*   EZchip Semiconductor, Ltd.(6554998)                      2,588     62,033
    First International Bank Of Israel, Ltd.                55,016    887,329
    FMS Enterprises Migun, Ltd.                              3,360     40,688
#   Formula Systems 1985, Ltd.                              11,080    335,615
    Fox Wizel, Ltd.                                          5,532    152,242
    Frutarom Industries, Ltd.                               54,460  1,307,780
#*  Gilat Satellite Networks, Ltd.(B01BZ39)                 28,182    135,160
*   Gilat Satellite Networks, Ltd.(M51474118)                4,324     20,539
    Golf & Co., Ltd.                                        12,895     46,797
*   Hadera Paper, Ltd.                                       3,551    177,319
    Harel Insurance Investments & Financial Services,
      Ltd.                                                 225,250  1,285,783
#   Industrial Buildings Corp.                              69,029    144,628
    Israel Chemicals, Ltd.                                 125,465  1,113,534
*   Israel Discount Bank, Ltd. Class A                   1,511,176  2,701,904
    Israel Land Development Co., Ltd. (The)                  7,214     33,802
#   Ituran Location and Control, Ltd.(B0LDC23)              17,900    431,828
    Ituran Location and Control, Ltd.(M6158M104)             2,473     59,401
*   Jerusalem Oil Exploration                               20,423    879,754
#*  Kamada, Ltd.                                            23,951    347,892
    Magic Software Enterprises, Ltd.                        10,713     86,297
    Matrix IT, Ltd.                                         63,836    393,323
#*  Mazor Robotics, Ltd.                                    29,389    266,862
    Meitav DS Investments, Ltd.                             17,159     61,555
    Melisron, Ltd.                                          19,899    530,419
    Menorah Mivtachim Holdings, Ltd.                        55,800    670,282
    Migdal Insurance & Financial Holding, Ltd.             501,658    821,728
    Mivtach Shamir Holdings, Ltd.                            8,248    272,082
    Mizrahi Tefahot Bank, Ltd.                             273,371  3,654,384
*   Naphtha Israel Petroleum Corp., Ltd.                    44,309    332,027
    Neto ME Holdings, Ltd.                                   1,394     77,850
    NICE Systems, Ltd. Sponsored ADR                        52,871  2,284,027
*   Nitsba Holdings 1995, Ltd.                              39,918    612,415
*   Nova Measuring Instruments, Ltd.                        13,791    142,189
#*  Oil Refineries, Ltd.                                 2,434,889    678,637
    Ormat Industries                                       127,178    947,950
    Osem Investments, Ltd.                                  29,582    702,522
#*  Partner Communications Co., Ltd.                        86,407    773,722
#*  Partner Communications Co., Ltd. ADR                    11,519    102,289
    Paz Oil Co., Ltd.                                        6,280    981,242
    Phoenix Holdings, Ltd. (The)                           126,617    470,480
    Plasson Industries, Ltd.                                 1,880     79,669
    Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.     7,428    384,708
#   Shikun & Binui, Ltd.                                   195,324    508,776
    Shufersal, Ltd.                                         71,447    267,000
    Strauss Group, Ltd.                                     43,223    782,290
    Teva Pharmaceutical Industries, Ltd.                       264     12,941

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- -----------
ISRAEL -- (Continued)
    Teva Pharmaceutical Industries, Ltd. Sponsored ADR     440,737 $21,534,410
#*  Tower Semiconductor, Ltd.                               22,626     176,074
*   Union Bank of Israel                                    38,349     179,713
                                                                   -----------
TOTAL ISRAEL                                                        75,339,506
                                                                   -----------
ITALY -- (2.5%)
    A2A SpA                                              1,671,529   2,045,453
    ACEA SpA                                                68,749     986,578
#*  Acotel Group SpA                                           164       4,660
    Aeroporto di Venezia Marco Polo SpA - SAVE              28,144     532,306
    Alerion Cleanpower SpA                                  26,596     136,957
    Amplifon SpA                                            88,268     576,424
    Ansaldo STS SpA                                        109,734   1,219,908
*   Arnoldo Mondadori Editore SpA                          275,035     508,888
    Ascopiave SpA                                           75,357     241,678
    Assicurazioni Generali SpA                             462,502  10,813,891
    Astaldi SpA                                            134,968   1,462,636
    Atlantia SpA                                           182,201   4,746,141
*   Autogrill SpA                                          181,008   1,737,546
    Azimut Holding SpA                                     154,421   4,820,676
#*  Banca Carige SpA                                     1,148,187     848,737
#   Banca Finnat Euramerica SpA                            107,318      77,565
    Banca Generali SpA                                      90,274   2,841,578
#   Banca IFIS SpA                                          30,778     664,575
#*  Banca Monte dei Paschi di Siena SpA                  8,896,834   2,973,507
*   Banca Popolare dell'Emilia Romagna SC                  648,337   7,473,308
#*  Banca Popolare dell'Etruria e del Lazio                133,483     155,303
#*  Banca Popolare di Milano SCRL                        5,266,744   5,326,273
#   Banca Popolare di Sondrio SCRL                         440,623   3,164,481
    Banca Profilo SpA                                      191,941     113,379
    Banco di Desio e della Brianza SpA                      33,659     152,581
#*  Banco Popolare SC                                      693,951  14,341,490
*   BasicNet SpA                                            47,125     157,070
#*  Beghelli SpA                                            52,121      35,244
*   Biesse SpA                                              24,808     222,297
    Brembo SpA                                              42,237   1,561,040
#*  Brioschi Sviluppo Immobiliare SpA                      218,173      35,840
    Brunello Cucinelli SpA                                  14,284     411,079
#   Buzzi Unicem SpA                                       145,043   2,573,108
    Cairo Communication SpA                                 13,925     120,896
*   Carraro SpA                                             24,693     107,115
    Cembre SpA                                               4,534      72,229
    Cementir Holding SpA                                   117,265   1,117,271
*   CIR-Compagnie Industriali Riunite SpA                  830,509   1,280,548
    CNH Industrial NV                                      279,915   3,269,734
    Credito Bergamasco SpA                                   7,858     224,653
    Credito Emiliano SpA                                   163,249   1,673,493
#*  Credito Valtellinese SCRL                              825,887   1,971,691
#   d'Amico International Shipping SA                      149,651     136,507
    Danieli & C Officine Meccaniche SpA                     22,187     796,850
    Datalogic SpA                                           14,701     195,197
    Davide Campari-Milano SpA                              173,024   1,504,035

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- -----------
ITALY -- (Continued)
    De'Longhi SpA                                           54,146 $ 1,176,868
*   Delclima                                                35,945      76,676
#   DiaSorin SpA                                            16,898     697,243
    Ei Towers SpA                                           13,744     781,947
    El.En. SpA                                               1,580      50,536
    Elica SpA                                                6,214      16,815
    Enel Green Power SpA                                 1,159,587   3,318,742
    Enel SpA                                             1,066,729   6,041,878
    Engineering SpA                                          9,921     691,393
    Eni SpA                                                801,563  20,759,933
#   Eni SpA Sponsored ADR                                  221,992  11,463,667
    ERG SpA                                                115,023   1,986,514
    Esprinet SpA                                            66,385     725,800
*   Eurotech SpA                                            83,201     281,336
*   Falck Renewables SpA                                   309,609     590,955
#*  Fiat SpA                                             1,242,405  14,999,221
*   Fiat SpA Sponsored ADR                                   8,900     107,690
*   Finmeccanica SpA                                       834,762   7,725,249
    FNM SpA                                                 81,756      74,786
    Gas Plus SpA                                             5,879      39,125
#   Geox SpA                                               139,690     607,946
*   Gruppo Editoriale L'Espresso SpA                       350,809     809,990
    Gruppo MutuiOnline SpA                                     659       4,758
    Gtech Spa                                               87,842   2,578,351
    Hera SpA                                               769,502   2,267,609
*   IMMSI SpA                                              433,985     463,314
    Indesit Co. SpA                                         66,609     951,225
    Industria Macchine Automatiche SpA                      12,384     608,988
*   Intek Group SpA                                        379,214     245,536
    Interpump Group SpA                                    112,611   1,596,587
    Intesa Sanpaolo SpA                                  6,678,667  22,854,591
    Iren SpA                                               693,187   1,177,884
    Italcementi SpA                                        181,525   2,205,366
*   Italmobiliare SpA                                       13,001     591,094
#*  Juventus Football Club SpA                             838,886     286,611
    La Doria SpA                                            11,649      99,327
*   Landi Renzo SpA                                         62,245     118,912
    Luxottica Group SpA                                     24,807   1,422,843
    Luxottica Group SpA Sponsored ADR                       13,400     767,016
#*  Maire Tecnimont SpA                                    188,284     686,788
    MARR SpA                                                39,574     766,458
*   Mediaset SpA                                         1,010,621   5,592,947
*   Mediobanca SpA                                         892,462   9,905,496
    Mediolanum SpA                                         254,668   2,292,167
    Nice SpA                                                16,046      71,071
    Parmalat SpA                                           940,095   3,266,094
#   Piaggio & C SpA                                        285,621   1,181,749
*   Pininfarina SpA                                         12,270      72,519
    Pirelli & C. SpA                                       254,580   4,286,144
*   Poltrona Frau SpA                                       72,321     296,879
#*  Prelios SpA                                            172,870     153,332
*   Prima Industrie SpA                                      5,004      96,975

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
ITALY -- (Continued)
    Prysmian SpA                                           175,137 $  4,561,392
#*  RCS MediaGroup SpA                                     106,352      244,502
#   Recordati SpA                                          125,546    2,197,705
*   Reno de Medici SpA                                     220,924       95,138
    Reply SpA                                                4,667      421,718
#*  Retelit SpA                                            272,733      264,518
    Sabaf SpA                                                3,423       73,391
    SAES Getters SpA                                         4,958       57,328
*   Safilo Group SpA                                        75,665    1,727,953
    Saipem SpA                                             118,965    3,190,988
#   Salini Impregilo SpA                                    97,361      621,960
    Salvatore Ferragamo SpA                                 19,755      626,116
#*  Saras SpA                                              348,236      604,205
    Servizi Italia SpA                                       3,824       28,303
#*  Snai SpA                                                49,234      150,439
    Snam SpA                                               696,092    4,186,954
    Societa Cattolica di Assicurazioni SCRL                 72,533    1,793,962
    Societa Iniziative Autostradali e Servizi SpA          121,600    1,446,008
*   Societa Partecipazioni Finanziarie SpA                 271,551           --
#   Societa per la Bonifica dei Terreni Ferraresi e
      Imprese Agricole SpA                                     954       39,286
*   Sogefi SpA                                              79,982      508,338
    SOL SpA                                                 28,261      236,697
*   Sorin SpA                                              411,834    1,257,070
#*  Telecom Italia Media SpA                                79,885       14,591
*   Telecom Italia SpA                                   9,597,386   12,332,911
#   Telecom Italia SpA Sponsored ADR                       342,088    4,392,410
    Tenaris SA                                               4,201       92,867
    Tenaris SA ADR                                          49,796    2,193,514
    Terna Rete Elettrica Nazionale SpA                   1,292,955    7,004,823
*   Tiscali SpA                                          2,362,462      241,854
#   Tod's SpA                                                9,000    1,261,190
    Trevi Finanziaria Industriale SpA                       83,631      964,516
*   Uni Land SpA                                            58,555           --
    UniCredit SpA                                        2,459,029   22,032,023
    Unione di Banche Italiane SCPA                       1,609,345   15,361,990
    Unipol Gruppo Finanziario SpA                          507,922    3,679,343
#*  UnipolSai SpA                                        1,042,121    3,834,546
    Vianini Lavori SpA                                      26,898      231,310
    Vittoria Assicurazioni SpA                              46,670      685,650
*   World Duty Free SpA                                     76,248    1,024,346
*   Yoox SpA                                                48,421    1,738,785
    Zignago Vetro SpA                                       26,998      222,281
                                                                   ------------
TOTAL ITALY                                                         327,008,278
                                                                   ------------
JAPAN -- (16.8%)
    77 Bank, Ltd. (The)                                    631,000    2,848,666
#*  A&A Material Corp.                                      42,000       46,806
#   A&D Co., Ltd.                                           34,700      148,199
#   ABC-Mart, Inc.                                          24,200    1,086,735
#   Accordia Golf Co., Ltd.                                254,700    3,267,352
    Achilles Corp.                                         348,000      461,010
    Adastria Holdings Co., Ltd.                             36,450      793,231
    ADEKA Corp.                                            184,800    2,030,408
    Aderans Co., Ltd.                                       22,100      314,394
    Advan Co., Ltd.                                         21,700      230,325
#   Advantest Corp.                                        111,000    1,223,632

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                         SHARES   VALUE++
                                                         ------- ----------
JAPAN -- (Continued)
#   Advantest Corp. ADR                                   15,767 $  173,752
#   Aeon Co., Ltd.                                       639,200  7,382,518
    Aeon Delight Co., Ltd.                                35,200    776,458
#   Aeon Fantasy Co., Ltd.                                24,100    299,069
    Aeon Mall Co., Ltd.                                   13,420    319,957
*   Agora Hospitality Group Co., Ltd.                     41,000     18,095
    Agrex, Inc.                                            4,200     43,193
    Ahresty Corp.                                         42,200    359,220
    Ai Holdings Corp.                                     60,100    958,798
    Aica Kogyo Co., Ltd.                                  51,600  1,079,075
    Aichi Bank, Ltd. (The)                                16,100    785,406
    Aichi Corp.                                           52,100    221,882
    Aichi Steel Corp.                                    247,000    910,895
    Aichi Tokei Denki Co., Ltd.                           70,000    195,954
    Aida Engineering, Ltd.                                94,900    905,893
*   Aigan Co., Ltd.                                       26,900     70,054
#   Ain Pharmaciez, Inc.                                  24,500  1,077,381
    Aiphone Co., Ltd.                                     16,900    276,278
    Air Water, Inc.                                      272,000  3,816,523
    Airport Facilities Co., Ltd.                          35,100    243,116
    Aisan Industry Co., Ltd.                              61,000    485,374
    Aisin Seiki Co., Ltd.                                198,700  7,021,933
    Aizawa Securities Co., Ltd.                           67,800    374,655
#   Ajinomoto Co., Inc.                                  442,000  6,505,284
#   Akebono Brake Industry Co., Ltd.                     144,000    732,503
    Akita Bank, Ltd. (The)                               343,000    953,940
    Alconix Corp.                                          7,800    156,884
    Alfresa Holdings Corp.                                40,900  2,546,304
    Alinco, Inc.                                           9,900    112,832
    Allied Telesis Holdings K.K.                         125,800    101,277
    Alpen Co., Ltd.                                       40,400    744,317
    Alpha Corp.                                            3,500     33,791
    Alpha Systems, Inc.                                   10,720    156,628
    Alpine Electronics, Inc.                             106,600  1,270,934
    Alps Electric Co., Ltd.                              289,300  3,271,249
    Alps Logistics Co., Ltd.                              10,900    112,569
    Altech Corp.                                          12,600    122,447
    Amada Co., Ltd.                                      616,000  4,455,033
#   Amano Corp.                                          125,600  1,209,374
    Amiyaki Tei Co., Ltd.                                  8,800    247,221
    ANA Holdings, Inc.                                   372,000    812,356
    Anest Iwata Corp.                                     48,000    290,289
    Anritsu Corp.                                        167,800  1,879,126
    AOI Electronic Co., Ltd.                               5,000     97,488
    AOI Pro, Inc.                                          5,500     34,210
    AOKI Holdings, Inc.                                   66,200    901,987
#   Aomori Bank, Ltd. (The)                              368,000  1,012,136
    Aoyama Trading Co., Ltd.                              88,400  2,193,640
#   Aozora Bank, Ltd.                                    796,000  2,367,942
    Arakawa Chemical Industries, Ltd.                     22,600    190,352
    Arata Corp.                                            4,000     12,790
    Araya Industrial Co., Ltd.                            59,000     94,892
    Arcland Sakamoto Co., Ltd.                            33,600    665,280
    Arcs Co., Ltd.                                        65,273  1,309,511
    Argo Graphics, Inc.                                      500      7,905
    Ariake Japan Co., Ltd.                                25,900    625,610

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES    VALUE++
                                                         --------- ----------
JAPAN -- (Continued)
    Arisawa Manufacturing Co., Ltd.                         80,600 $  376,848
*   Arrk Corp.                                              84,600    194,935
    Artnature, Inc.                                         10,700    306,036
    As One Corp.                                            22,890    601,374
    Asahi Broadcasting Corp.                                 6,500     38,036
    Asahi Co., Ltd.                                         32,700    435,033
    Asahi Diamond Industrial Co., Ltd.                      95,700  1,295,137
    Asahi Glass Co., Ltd.                                1,114,000  6,315,690
#   Asahi Group Holdings, Ltd.                             101,100  2,793,673
    Asahi Holdings, Inc.                                    58,000    915,929
#   Asahi Intecc Co., Ltd.                                  21,600    790,549
    Asahi Kasei Corp.                                    1,367,000  9,293,956
    Asahi Kogyosha Co., Ltd.                                31,000    113,287
    Asahi Net, Inc.                                          7,000     32,097
    Asahi Organic Chemicals Industry Co., Ltd.             104,000    225,960
#*  Asanuma Corp.                                          138,000    185,267
#   Asatsu-DK, Inc.                                         68,600  1,551,834
    Asax Co., Ltd.                                           2,200     25,664
*   Ashimori Industry Co., Ltd.                            100,000    121,181
    Asics Corp.                                             42,700    831,084
    ASKA Pharmaceutical Co., Ltd.                           47,300    423,190
#   ASKUL Corp.                                             23,500    586,419
    Astellas Pharma, Inc.                                  223,000  2,486,335
    Asunaro Aoki Construction Co., Ltd.                     40,500    232,425
#   Atom Corp.                                              29,300    149,146
    Autobacs Seven Co., Ltd.                               122,800  1,899,855
    Avex Group Holdings, Inc.                               84,500  1,565,098
    Awa Bank, Ltd. (The)                                   348,000  1,863,485
    Axell Corp.                                             10,800    167,722
    Axial Retailing, Inc.                                    9,200    142,480
    Azbil Corp.                                            116,800  2,650,506
    Bando Chemical Industries, Ltd.                        150,000    577,162
    Bank of Iwate, Ltd. (The)                               29,900  1,327,905
    Bank of Kochi, Ltd. (The)                               12,000     17,286
    Bank of Kyoto, Ltd. (The)                              457,000  3,723,655
    Bank of Nagoya, Ltd. (The)                             318,000  1,194,963
#   Bank of Okinawa, Ltd. (The)                             33,050  1,385,709
    Bank of Saga, Ltd. (The)                               230,000    479,904
#   Bank of the Ryukyus, Ltd.                               90,800  1,201,918
    Bank of Yokohama, Ltd. (The)                         1,185,000  5,955,923
    Belc Co., Ltd.                                          16,138    318,899
    Belluna Co., Ltd.                                       92,500    449,038
    Benefit One, Inc.                                       10,300     89,896
#   Benesse Holdings, Inc.                                  35,000  1,331,688
    Best Bridal, Inc.                                        8,400     49,997
    Best Denki Co., Ltd.                                   110,800    150,747
#   Bic Camera, Inc.                                       150,600  1,098,445
#   Bit-isle, Inc.                                          52,800    344,116
    BML, Inc.                                               28,900  1,104,040
#   Bookoff Corp.                                           18,300    152,068
    Bridgestone Corp.                                      183,700  6,577,469
#   Brother Industries, Ltd.                               307,200  4,296,952

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                         SHARES   VALUE++
                                                         ------- ----------
JAPAN -- (Continued)
    Bunka Shutter Co., Ltd.                               96,000 $  560,283
    C Uyemura & Co., Ltd.                                  3,300    152,683
    CAC Holdings Corp.                                       600      5,859
#   Calbee, Inc.                                          53,600  1,314,477
    Calsonic Kansei Corp.                                381,000  1,876,859
#   Can Do Co., Ltd.                                      13,500    207,185
    Canon Electronics, Inc.                               46,100    779,174
    Canon Marketing Japan, Inc.                          100,100  1,612,169
    Canon, Inc.                                          298,034  9,338,881
#   Canon, Inc. Sponsored ADR                             59,377  1,857,313
#   Capcom Co., Ltd.                                      62,300  1,085,093
    Carlit Holdings Co., Ltd.                             22,000    101,161
    Casio Computer Co., Ltd.                             241,500  2,755,813
    Cawachi, Ltd.                                         34,300    625,374
    Central Glass Co., Ltd.                              460,000  1,508,487
    Central Japan Railway Co.                             22,800  2,800,427
#   Central Sports Co., Ltd.                               1,100     16,551
#   Century Tokyo Leasing Corp.                           86,530  2,504,154
    Chiba Bank, Ltd. (The)                               756,000  4,805,446
*   Chiba Kogyo Bank, Ltd. (The)                          94,500    613,896
    Chino Corp.                                           57,000    120,679
#   Chiyoda Co., Ltd.                                     50,300  1,194,240
    Chiyoda Integre Co., Ltd.                             31,800    438,475
    Chori Co., Ltd.                                       24,400    269,361
*   Chubu Electric Power Co., Inc.                       205,000  2,335,068
    Chubu Shiryo Co., Ltd.                                29,700    171,950
    Chuetsu Pulp & Paper Co., Ltd.                       134,000    252,294
#*  Chugai Mining Co., Ltd.                              259,700     83,830
#   Chugai Pharmaceutical Co., Ltd.                       21,300    537,588
    Chugai Ro Co., Ltd.                                  116,000    249,495
    Chugoku Bank, Ltd. (The)                             286,300  3,795,294
#   Chugoku Electric Power Co., Inc. (The)                94,500  1,238,225
    Chugoku Marine Paints, Ltd.                          112,000    714,465
    Chukyo Bank, Ltd. (The)                              192,000    326,887
#   Chuo Denki Kogyo Co., Ltd.                            31,000     98,881
    Chuo Gyorui Co., Ltd.                                 38,000     87,921
    Chuo Spring Co., Ltd.                                 60,000    181,389
    Citizen Holdings Co., Ltd.                           428,750  3,148,702
    CKD Corp.                                            110,500  1,006,614
#*  Clarion Co., Ltd.                                    472,000    888,082
    Cleanup Corp.                                         43,100    392,712
#   CMIC Holdings Co., Ltd.                               25,200    403,508
#*  CMK Corp.                                             71,400    177,769
*   Co-Op Chemical Co., Ltd.                              26,000     30,803
    Coca-Cola East Japan Co., Ltd.                        83,067  1,872,041
    Coca-Cola West Co., Ltd.                             116,402  2,025,873
#   Cocokara fine, Inc.                                   28,820    817,107
#   Colowide Co., Ltd.                                    57,100    572,915
    Computer Engineering & Consulting, Ltd.               17,600    103,957
    COMSYS Holdings Corp.                                184,200  3,019,783
    CONEXIO Corp.                                         17,100    131,932
#*  COOKPAD, Inc.                                         23,400    468,863

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES    VALUE++
                                                         --------- ----------
JAPAN -- (Continued)
    Core Corp.                                               4,800 $   33,487
    Corona Corp.                                            21,700    219,255
    Cosel Co., Ltd.                                         28,800    328,325
    Cosmo Oil Co., Ltd.                                  1,179,000  2,205,579
*   Cosmos Initia Co., Ltd.                                 17,500     86,321
#   Cosmos Pharmaceutical Corp.                              9,100    973,372
    Create Medic Co., Ltd.                                   3,500     32,866
    CREATE SD HOLDINGS Co., Ltd.                             7,100    234,386
    Credit Saison Co., Ltd.                                156,300  3,329,694
    Cresco, Ltd.                                            36,000    362,548
    CROOZ, Inc.                                             11,000    441,778
    Cross Plus, Inc.                                         2,000     15,052
    CTI Engineering Co., Ltd.                               12,800    136,276
    Cybernet Systems Co., Ltd.                              10,400     36,012
    Cybozu, Inc.                                            13,000     44,741
    DA Consortium, Inc.                                     62,600    252,072
#   Dai Nippon Printing Co., Ltd.                          553,000  4,981,067
    Dai Nippon Toryo Co., Ltd.                             236,000    351,201
    Dai-Dan Co., Ltd.                                       42,000    222,009
    Dai-ichi Life Insurance Co., Ltd. (The)                424,300  5,879,416
    Dai-ichi Seiko Co., Ltd.                                17,400    221,216
    Daibiru Corp.                                           96,100    958,987
    Daicel Corp.                                           568,000  4,756,875
    Daido Kogyo Co., Ltd.                                   76,000    228,440
    Daido Metal Co., Ltd.                                   82,000    871,379
#   Daido Steel Co., Ltd.                                  475,000  2,322,455
    Daidoh, Ltd.                                            34,800    212,412
#*  Daiei, Inc. (The)                                      288,300    809,311
    Daifuku Co., Ltd.                                      173,000  1,994,625
    Daihatsu Diesel Manufacturing Co., Ltd.                 10,000     65,760
#   Daihatsu Motor Co., Ltd.                               227,800  3,773,259
    Daihen Corp.                                           205,000    776,915
#   Daiho Corp.                                             99,000    386,091
    Daiichi Jitsugyo Co., Ltd.                              82,000    345,202
    Daiichi Kigenso Kagaku-Kogyo Co., Ltd.                   3,400     82,568
    Daiichi Sankyo Co., Ltd.                               281,800  4,726,997
    Daiichikosho Co., Ltd.                                  45,900  1,322,640
    Daiken Corp.                                           111,000    271,529
#   Daiken Medical Co., Ltd.                                 5,800     91,085
    Daiki Aluminium Industry Co., Ltd.                      46,000    108,089
    Daikin Industries, Ltd.                                 53,000  3,065,738
    Daiko Clearing Services Corp.                           23,500    122,720
    Daikoku Denki Co., Ltd.                                 20,900    373,561
    Daikokutenbussan Co., Ltd.                              12,100    314,162
#   Daikyo, Inc.                                           825,392  1,609,242
    Dainichi Co., Ltd.                                      12,700     91,402
    Dainichiseika Color & Chemicals Manufacturing Co.,
      Ltd.                                                 126,000    532,518
#   Dainippon Screen Manufacturing Co., Ltd.               241,000  1,051,154
#   Dainippon Sumitomo Pharma Co., Ltd.                    121,900  1,848,717
#   Daio Paper Corp.                                       229,000  2,402,466
    Daisan Bank, Ltd. (The)                                262,000    438,716
    Daiseki Co., Ltd.                                       62,325    992,986

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES    VALUE++
                                                         --------- ----------
JAPAN -- (Continued)
    Daishi Bank, Ltd. (The)                                629,000 $2,271,759
    Daishinku Corp.                                         87,000    336,849
    Daiso Co., Ltd.                                        127,000    421,510
#   Daisyo Corp.                                            23,700    278,781
    Daito Bank, Ltd. (The)                                 261,000    278,023
    Daito Electron Co., Ltd.                                 1,000      3,809
    Daito Pharmaceutical Co., Ltd.                          12,700    184,563
    Daito Trust Construction Co., Ltd.                      32,200  3,276,698
    Daiwa House Industry Co., Ltd.                         300,000  5,068,714
    Daiwa Industries, Ltd.                                  30,000    185,040
    Daiwa Securities Group, Inc.                         1,270,000  9,523,015
    Daiwabo Holdings Co., Ltd.                             430,000    740,414
    DC Co., Ltd.                                            29,000    152,842
#   DCM Holdings Co., Ltd.                                 186,380  1,260,912
#   Dena Co., Ltd.                                         135,900  2,296,789
    Denki Kagaku Kogyo K.K.                              1,135,000  3,764,269
    Denso Corp.                                            118,700  5,407,116
    Dentsu, Inc.                                           101,000  4,142,281
    Denyo Co., Ltd.                                         27,300    406,829
    Descente, Ltd.                                          74,000    560,890
    DIC Corp.                                            1,560,000  4,139,971
    Disco Corp.                                             19,600  1,191,083
    DKS Co., Ltd.                                           35,000    106,229
    DMG Mori Seiki Co., Ltd.                               153,600  1,916,161
    DMW Corp.                                                  900     15,987
#   Don Quijote Holdings Co., Ltd.                          24,500  1,292,180
    Doshisha Co., Ltd.                                      38,600    578,747
    Doutor Nichires Holdings Co., Ltd.                      55,923  1,002,325
    Dowa Holdings Co., Ltd.                                381,500  3,198,414
#   Dr Ci:Labo Co., Ltd.                                    20,400    652,955
*   Dream Incubator, Inc.                                    6,200     85,195
    DTS Corp.                                               46,000    762,806
#   Dunlop Sports Co., Ltd.                                 21,200    258,253
    Duskin Co., Ltd.                                        79,100  1,462,187
#   Dwango Co., Ltd.                                        32,500    906,636
    Dynic Corp.                                             14,000     22,312
    Eagle Industry Co., Ltd.                                49,400    781,892
#   Earth Chemical Co., Ltd.                                11,700    418,552
    East Japan Railway Co.                                  55,500  4,049,572
    Ebara Corp.                                            611,000  3,634,326
    Ebara Jitsugyo Co., Ltd.                                11,000    153,352
    Echo Trading Co., Ltd.                                   2,600     17,871
#   EDION Corp.                                            193,200  1,125,858
    Ehime Bank, Ltd. (The)                                 236,000    517,068
    Eidai Co., Ltd.                                         28,000    151,398
    Eighteenth Bank, Ltd. (The)                            300,000    670,103
    Eiken Chemical Co., Ltd.                                36,000    583,625
#   Eisai Co., Ltd.                                         32,300  1,247,396
    Eizo Corp.                                              41,100  1,114,328
    Elecom Co., Ltd.                                        23,200    419,019
    Electric Power Development Co., Ltd.                    37,900  1,005,040
    Elematec Corp.                                          11,103    189,766

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                         SHARES   VALUE++
                                                         ------- ----------
JAPAN -- (Continued)
    EM Systems Co., Ltd.                                   5,400 $  110,104
    Emori Group Holdings Co., Ltd.                        19,000    283,061
    en-japan, Inc.                                        16,600    292,595
    Endo Lighting Corp.                                   26,800    426,008
#   Enplas Corp.                                          15,500    890,598
*   Enshu, Ltd.                                           79,000     99,075
#   EPS Corp.                                             21,700    207,328
    ESPEC Corp.                                           37,900    289,565
    Excel Co., Ltd.                                        7,600     80,484
    Exedy Corp.                                           70,800  1,894,233
    Ezaki Glico Co., Ltd.                                111,000  1,461,910
    F-Tech, Inc.                                          15,900    187,878
#   F@N Communications, Inc.                              26,100    439,109
    Faith, Inc.                                            9,480     93,297
    FALCO SD HOLDINGS Co., Ltd.                            8,600     97,331
    FamilyMart Co., Ltd.                                  40,500  1,681,768
#   Fancl Corp.                                           85,400    947,097
    FANUC Corp.                                           18,900  3,410,239
    Fast Retailing Co., Ltd.                              10,000  3,107,391
    FCC Co., Ltd.                                         64,800  1,107,665
#*  FDK Corp.                                            149,000    173,988
    Felissimo Corp.                                        1,200     11,808
    Ferrotec Corp.                                        73,100    394,255
#   FIDEA Holdings Co., Ltd.                             161,500    301,933
    Fields Corp.                                          26,500    356,155
#   Financial Products Group Co., Ltd.                    17,500    169,437
*   First Baking Co., Ltd.                                12,000     14,309
    Foster Electric Co., Ltd.                             44,800    542,649
#   FP Corp.                                              53,500  1,663,912
    France Bed Holdings Co., Ltd.                        193,000    347,793
#   Freund Corp.                                           5,000     66,668
#   Fudo Tetra Corp.                                     265,500    592,930
#   Fuji Co., Ltd.                                        27,200    514,830
    Fuji Corp., Ltd.                                      44,700    262,257
    Fuji Electric Co., Ltd.                              829,000  3,762,229
    Fuji Electronics Co., Ltd.                            16,400    195,628
    Fuji Furukawa Engineering & Construction Co., Ltd.    10,000     25,102
    Fuji Heavy Industries, Ltd.                          366,300  9,631,737
    Fuji Kiko Co., Ltd.                                   17,000     66,937
    Fuji Kosan Co., Ltd.                                  11,000     68,336
#   Fuji Kyuko Co., Ltd.                                  79,000    790,750
    Fuji Media Holdings, Inc.                             56,100    945,146
    Fuji Oil Co., Ltd.(6581361)                           85,000    263,289
    Fuji Oil Co., Ltd.(6356848)                          130,100  1,757,758
    Fuji Oozx, Inc.                                        6,000     25,339
    Fuji Pharma Co., Ltd.                                 13,800    269,059
#   Fuji Seal International, Inc.                         52,500  1,708,141
    Fuji Soft, Inc.                                       44,600    932,966
#   Fujibo Holdings, Inc.                                239,000    550,202
    Fujicco Co., Ltd.                                     32,600    381,081
    FUJIFILM Holdings Corp.                              247,675  6,397,960
    Fujikura Kasei Co., Ltd.                              51,200    279,825

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES    VALUE++
                                                         --------- ----------
JAPAN -- (Continued)
#   Fujikura Rubber, Ltd.                                   18,900 $  163,736
    Fujikura, Ltd.                                         799,000  3,440,470
    Fujimi, Inc.                                            32,400    374,655
    Fujimori Kogyo Co., Ltd.                                25,700    721,512
*   Fujisash Co., Ltd.                                     104,400    159,721
    Fujita Kanko, Inc.                                      14,000     45,980
    Fujitec Co., Ltd.                                      102,000  1,176,102
    Fujitsu Frontech, Ltd.                                  27,600    307,872
    Fujitsu General, Ltd.                                   84,000    969,353
    Fujitsu, Ltd.                                        1,379,292  8,110,553
#   Fujiya Co., Ltd.                                       116,000    212,256
    FuKoKu Co., Ltd.                                         8,400     76,391
    Fukuda Corp.                                            40,000    185,750
    Fukui Bank, Ltd. (The)                                 407,000    966,128
    Fukuoka Financial Group, Inc.                          786,600  3,212,479
    Fukushima Bank, Ltd. (The)                             475,000    390,534
    Fukushima Industries Corp.                              27,400    389,614
#   Fukuyama Transporting Co., Ltd.                        215,000  1,258,219
    Fumakilla, Ltd.                                         15,000     43,183
    Funai Consulting, Inc.                                  31,800    247,989
#   Furukawa Battery Co., Ltd. (The)                        30,000    206,375
    Furukawa Co., Ltd.                                     530,000    961,360
#   Furukawa Electric Co., Ltd.                          1,537,067  3,460,645
    Furuno Electric Co., Ltd.                               44,400    299,604
    Furusato Industries, Ltd.                               14,900    151,675
    Furuya Metal Co., Ltd.                                   1,400     36,293
    Fuso Chemical Co., Ltd.                                    200      5,419
    Fuso Pharmaceutical Industries, Ltd.                   108,000    347,307
#   Futaba Industrial Co., Ltd.                            124,000    555,489
    Future Architect, Inc.                                   6,900     40,815
#   Fuyo General Lease Co., Ltd.                            24,400    839,620
    G-7 Holdings, Inc.                                       6,500     47,404
    G-Tekt Corp.                                            39,200    438,769
    Gakken Holdings Co., Ltd.                               98,000    265,712
#   GCA Savvian Corp.                                       14,700    113,527
    Gecoss Corp.                                            23,500    220,231
    Geo Holdings Corp.                                      78,400    718,297
    GLOBERIDE, Inc.                                        187,000    237,778
    Glory, Ltd.                                            110,300  2,853,615
    GMO internet, Inc.                                     110,900    979,763
#   GMO Payment Gateway, Inc.                                9,400    294,656
    Godo Steel, Ltd.                                       304,000    428,059
    Goldcrest Co., Ltd.                                     43,430    909,163
    Goldwin, Inc.                                           66,000    340,791
#   Gourmet Kineya Co., Ltd.                                28,000    202,425
#   Gree, Inc.                                             100,200    979,832
#   GS Yuasa Corp.                                         499,000  2,823,635
    GSI Creos Corp.                                        122,000    162,578
    Gulliver International Co., Ltd.                       114,600    937,925
#   Gun-Ei Chemical Industry Co., Ltd.                     110,000    397,102
#   GungHo Online Entertainment, Inc.                      153,700    874,327
    Gunma Bank, Ltd. (The)                                 696,000  3,699,432
#   Gunze, Ltd.                                            372,000  1,015,808
#   Gurunavi, Inc.                                          49,300    642,576
    H-One Co., Ltd.                                         20,800    161,162

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES    VALUE++
                                                         --------- ----------
JAPAN -- (Continued)
    H2O Retailing Corp.                                    244,000 $1,841,356
    Hachijuni Bank, Ltd. (The)                             698,000  3,815,918
    Hagihara Industries, Inc.                                6,000     79,424
    Hagoromo Foods Corp.                                     3,000     30,908
    Hakudo Co., Ltd.                                         5,600     48,936
    Hakuhodo DY Holdings, Inc.                             328,000  2,544,348
    Hakuto Co., Ltd.                                        28,700    264,964
    Hamakyorex Co., Ltd.                                    13,400    371,147
    Hamamatsu Photonics K.K.                                44,400  2,000,567
    Hankyu Hanshin Holdings, Inc.                        1,283,000  7,031,574
    Hanwa Co., Ltd.                                        402,000  1,572,321
    Happinet Corp.                                          25,400    257,856
    Hard Off Corp. Co., Ltd.                                16,700    128,941
    Harima Chemicals Group, Inc.                            22,000     94,665
    Harmonic Drive Systems, Inc.                             5,000    141,978
    Haruyama Trading Co., Ltd.                               6,500     45,478
    Haseko Corp.                                           368,100  2,331,082
    Hazama Ando Corp.                                      299,280  1,320,847
    Heiwa Corp.                                            100,200  1,667,323
    Heiwa Real Estate Co., Ltd.                             87,000  1,365,824
    Heiwado Co., Ltd.                                       68,900    975,375
    HI-LEX Corp.                                            16,500    407,993
    Hibiya Engineering, Ltd.                                28,300    364,936
    Hiday Hidaka Corp.                                      19,164    441,293
    Higashi Nihon House Co., Ltd.                           72,000    345,127
#   Higashi-Nippon Bank, Ltd. (The)                        256,000    642,012
    Higo Bank, Ltd. (The)                                  332,000  1,706,423
#   Hikari Tsushin, Inc.                                    22,700  1,913,651
    Himaraya Co., Ltd.                                       6,000     63,885
    Hino Motors, Ltd.                                      121,400  1,599,340
    Hioki EE Corp.                                           5,800     91,289
    Hiramatsu, Inc.                                         26,400    175,625
    Hiroshima Bank, Ltd. (The)                             907,000  3,731,613
    Hisaka Works, Ltd.                                      13,000    115,419
    Hisamitsu Pharmaceutical Co., Inc.                      15,400    644,521
    Hitachi Capital Corp.                                  104,900  2,585,515
    Hitachi Chemical Co., Ltd.                             177,100  2,605,432
#   Hitachi Construction Machinery Co., Ltd.               132,800  2,464,310
    Hitachi High-Technologies Corp.                         96,400  2,205,254
#   Hitachi Koki Co., Ltd.                                 128,000    953,505
    Hitachi Kokusai Electric, Inc.                          72,000    823,075
    Hitachi Metals Techno, Ltd.                              3,500     42,178
#   Hitachi Metals, Ltd.                                   152,730  2,073,961
    Hitachi Transport System, Ltd.                          99,300  1,523,744
    Hitachi Zosen Corp.                                    303,700  1,490,126
    Hitachi, Ltd.                                        1,226,000  8,740,078
#   Hitachi, Ltd. ADR                                       89,223  6,351,785
    Hochiki Corp.                                           15,000     80,156
#   Hodogaya Chemical Co., Ltd.                             91,000    178,808
#   Hogy Medical Co., Ltd.                                  25,100  1,294,560
#*  Hokkaido Electric Power Co., Inc.                      135,200    827,084
    Hokkaido Gas Co., Ltd.                                  75,000    199,772

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- -----------
JAPAN -- (Continued)
    Hokkan Holdings, Ltd.                                   70,000 $   182,408
    Hokko Chemical Industry Co., Ltd.                       27,000      91,125
    Hokkoku Bank, Ltd. (The)                               508,000   1,701,082
    Hokuetsu Bank, Ltd. (The)                              393,000     803,854
    Hokuetsu Industries Co., Ltd.                           34,000     184,589
#   Hokuetsu Kishu Paper Co., Ltd.                         257,095   1,222,744
    Hokuhoku Financial Group, Inc.                       2,150,000   4,148,938
    Hokuriku Electric Industry Co., Ltd.                    92,000     122,383
    Hokuriku Electric Power Co.                            130,600   1,621,893
    Hokuriku Electrical Construction Co., Ltd.               9,000      39,559
    Hokuto Corp.                                            44,200     887,915
    Honda Motor Co., Ltd.                                  693,700  23,020,204
#   Honda Motor Co., Ltd. Sponsored ADR                    417,161  13,891,461
#   Honeys Co., Ltd.                                        34,830     326,083
#   Hoosiers Holdings Co., Ltd.                             61,800     338,865
#   Horiba, Ltd.                                            75,500   2,609,759
    Hoshizaki Electric Co., Ltd.                            30,100   1,217,949
    Hosokawa Micron Corp.                                   57,000     344,056
#   House Foods Group, Inc.                                120,700   2,008,472
    Howa Machinery, Ltd.                                    23,300     165,442
    Hoya Corp.                                             121,200   3,584,772
    Hurxley Corp.                                            2,200      16,119
    Hyakugo Bank, Ltd. (The)                               504,000   1,952,790
    Hyakujushi Bank, Ltd. (The)                            439,000   1,470,479
    I-Net Corp.                                              8,800      62,123
    Ibiden Co., Ltd.                                       200,900   3,626,269
    IBJ Leasing Co., Ltd.                                   19,200     439,360
#   Ichibanya Co., Ltd.                                     12,100     489,516
#   Ichigo Group Holdings Co., Ltd.                        270,400     801,813
    Ichiken Co., Ltd.                                       22,000      36,460
*   Ichikoh Industries, Ltd.                                65,000      86,866
    ICHINEN HOLDINGS Co., Ltd.                              25,072     184,538
    Ichiyoshi Securities Co., Ltd.                          53,300     635,739
    Idec Corp.                                              40,500     355,956
    Idemitsu Kosan Co., Ltd.                               148,900   3,292,702
#   Ihara Chemical Industry Co., Ltd.                       59,000     461,065
    IHI Corp.                                              838,000   3,341,306
    Iida Group Holdings Co., Ltd.                          119,396   1,781,786
    Iino Kaiun Kaisha, Ltd.                                165,200     812,637
*   IJT Technology Holdings Co., Ltd.                       22,760      92,891
*   Ikegami Tsushinki Co., Ltd.                             58,000      57,319
#   Ikyu Corp.                                               2,400      26,072
    Imagica Robot Holdings, Inc.                            14,800      60,720
#   Imasen Electric Industrial                              29,100     364,965
    Imperial Hotel, Ltd.                                    15,100     327,100
    Inaba Denki Sangyo Co., Ltd.                            48,700   1,495,604
    Inaba Seisakusho Co., Ltd.                               5,800      73,190
    Inabata & Co., Ltd.                                    101,000     950,490
    Inageya Co., Ltd.                                       24,600     240,519
    Ines Corp.                                              61,900     406,708
    Infocom Corp.                                           26,700     224,537
#   Infomart Corp.                                           5,600      88,708

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                         SHARES   VALUE++
                                                         ------- ----------
JAPAN -- (Continued)
    Information Services International-Dentsu, Ltd.       24,000 $  300,220
    Innotech Corp.                                        29,600    125,698
    Intage Holdings, Inc.                                  8,600    107,607
#   Internet Initiative Japan, Inc.                       78,400  1,819,015
    Inui Warehouse Co., Ltd.                              11,400    104,724
    Iriso Electronics Co., Ltd.                           12,800    644,262
    Ise Chemical Corp.                                    18,000    120,373
#   Iseki & Co., Ltd.                                    448,000  1,157,750
#   Isetan Mitsukoshi Holdings, Ltd.                     335,040  4,169,259
*   Ishihara Sangyo Kaisha, Ltd.                         761,000    723,908
    Ishii Iron Works Co., Ltd.                            29,000     69,824
#   Ishizuka Glass Co., Ltd.                              12,000     23,268
#   Isuzu Motors, Ltd.                                   679,000  3,943,325
    IT Holdings Corp.                                    185,100  2,869,418
    Itfor, Inc.                                           21,800     87,948
#   Ito En, Ltd.                                          45,700    977,064
    ITOCHU Corp.                                         857,000  9,606,790
    Itochu Enex Co., Ltd.                                 98,400    552,495
#   Itochu Techno-Solutions Corp.                         38,600  1,613,060
    Itochu-Shokuhin Co., Ltd.                             10,400    350,274
    Itoham Foods, Inc.                                   305,000  1,382,334
    Itoki Corp.                                           75,600    567,649
    Iwai Cosmo Holdings, Inc.                             28,200    274,676
    Iwaki & Co., Ltd.                                     19,000     37,027
    Iwasaki Electric Co., Ltd.                           144,000    348,222
#   Iwatani Corp.                                        523,000  3,069,113
    Iwatsu Electric Co., Ltd.                            153,000    134,669
    Iyo Bank, Ltd. (The)                                 433,957  3,901,719
    Izumi Co., Ltd.                                       58,200  1,703,091
    Izumiya Co., Ltd.                                    104,000    493,386
#*  Izutsuya Co., Ltd.                                   162,000    111,202
    J Front Retailing Co., Ltd.                          536,600  3,410,920
#   J-Oil Mills, Inc.                                    218,000    582,818
    Jalux, Inc.                                            2,900     30,464
    Jamco Corp.                                           14,900    266,698
#*  Janome Sewing Machine Co., Ltd.                      418,000    335,532
    Japan Airport Terminal Co., Ltd.                      66,800  1,541,349
    Japan Aviation Electronics Industry, Ltd.            136,000  2,314,984
#   Japan Cash Machine Co., Ltd.                           6,215    106,010
#*  Japan Communications, Inc.                           143,100    617,890
    Japan Digital Laboratory Co., Ltd.                    22,500    327,822
#   Japan Drilling Co., Ltd.                              13,800    541,165
    Japan Electronic Materials Corp.                         900      3,744
    Japan Exchange Group, Inc.                            89,100  1,762,923
    Japan Medical Dynamic Marketing, Inc.                  2,600      7,447
    Japan Oil Transportation Co., Ltd.                     2,000      4,446
    Japan Pulp & Paper Co., Ltd.                         133,000    453,029
*   Japan Radio Co., Ltd.                                115,000    447,699
#   Japan Steel Works, Ltd. (The)                        647,000  2,733,661
    Japan Tobacco, Inc.                                  209,200  6,876,100
    Japan Transcity Corp.                                 74,000    225,315
    Japan Vilene Co., Ltd.                                58,000    319,542

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES    VALUE++
                                                         --------- ----------
JAPAN -- (Continued)
    Japan Wool Textile Co., Ltd. (The)                     104,000 $  772,385
    JBCC Holdings, Inc.                                     28,900    219,268
    JCU Corp.                                                3,700    213,329
#   Jeol, Ltd.                                             154,000    571,924
    JFE Holdings, Inc.                                     301,008  5,563,006
    JGC Corp.                                               49,000  1,586,689
    Jimoto Holdings, Inc.                                   11,100     21,965
#   Jin Co., Ltd.                                           21,600    629,711
    JK Holdings Co., Ltd.                                   10,900     56,448
    JMS Co., Ltd.                                           40,000    114,290
    Joban Kosan Co., Ltd.                                   53,000     71,534
    Joshin Denki Co., Ltd.                                  65,000    526,760
    Jowa Holdings Co., Ltd.                                 17,100    594,117
    Joyo Bank, Ltd. (The)                                  700,000  3,406,966
#   JP-Holdings, Inc.                                      105,700    466,851
#   JSP Corp.                                               37,400    561,606
#   JSR Corp.                                              139,000  2,277,770
#   JTEKT Corp.                                            237,400  3,463,781
*   Juki Corp.                                             187,000    384,614
    Juroku Bank, Ltd. (The)                                551,000  1,924,766
*   Justsystems Corp.                                       43,500    285,096
#*  JVC Kenwood Corp.                                      320,270    677,019
    JX Holdings, Inc.                                    1,721,070  8,942,334
*   K&O Energy Group, Inc.                                  21,000    291,491
#   K's Holdings Corp.                                      84,620  2,455,703
#   kabu.com Securities Co., Ltd.                          198,200    879,374
    Kabuki-Za Co., Ltd.                                      1,000     46,592
#   Kadokawa Corp.                                          39,600  1,300,266
    Kaga Electronics Co., Ltd.                              43,000    514,932
#   Kagome Co., Ltd.                                        52,800    893,501
    Kagoshima Bank, Ltd. (The)                             328,000  2,048,720
#   Kajima Corp.                                           693,000  2,638,601
#   Kakaku.com, Inc.                                       121,900  1,739,104
#   Kaken Pharmaceutical Co., Ltd.                         109,000  1,878,321
    Kakiyasu Honten Co., Ltd.                                  200      2,937
    Kameda Seika Co., Ltd.                                  21,600    614,174
    Kamei Corp.                                             44,500    327,679
#   Kamigumi Co., Ltd.                                     423,000  4,032,167
    Kanaden Corp.                                           27,000    189,896
    Kanagawa Chuo Kotsu Co., Ltd.                           24,000    117,185
#   Kanamoto Co., Ltd.                                      58,100  1,825,141
    Kandenko Co., Ltd.                                     224,000  1,201,601
    Kaneka Corp.                                           495,000  2,903,332
#   Kanematsu Corp.                                        966,000  1,486,559
    Kanematsu Electronics, Ltd.                             11,700    156,248
*   Kansai Electric Power Co., Inc. (The)                  222,800  1,868,209
#   Kansai Paint Co., Ltd.                                 167,000  2,334,801
    Kansai Super Market, Ltd.                                1,500     11,800
    Kansai Urban Banking Corp.                             501,000    628,370
#*  Kanto Denka Kogyo Co., Ltd.                            100,000    239,316
    Kao Corp.                                               98,000  3,689,444
    Kasai Kogyo Co., Ltd.                                   53,000    347,343

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
    Kasumi Co., Ltd.                                          76,000 $  536,205
    Katakura Chikkarin Co., Ltd.                              20,000     51,101
    Katakura Industries Co., Ltd.                             45,200    581,118
    Kato Sangyo Co., Ltd.                                     46,800    973,379
    Kato Works Co., Ltd.                                     121,128    698,623
    KAWADA TECHNOLOGIES, Inc.                                  6,800    201,590
    Kawai Musical Instruments Manufacturing Co., Ltd.        162,000    288,697
    Kawakin Holdings Co., Ltd.                                10,000     25,763
#   Kawasaki Heavy Industries, Ltd.                          959,000  3,559,383
    Kawasaki Kasei Chemicals, Ltd.                            23,000     31,582
    Kawasaki Kinkai Kisen Kaisha, Ltd.                        28,000     82,536
    Kawasaki Kisen Kaisha, Ltd.                            1,520,000  3,052,077
    Kawasumi Laboratories, Inc.                               24,200    144,451
    KDDI Corp.                                               116,100  6,191,805
#   Keihan Electric Railway Co., Ltd.                        664,000  2,737,292
    Keihanshin Building Co., Ltd.                             62,800    318,506
    Keihin Co., Ltd.                                          87,000    124,631
    Keihin Corp.                                             103,900  1,507,838
#   Keikyu Corp.                                             150,000  1,245,079
#   Keio Corp.                                               186,000  1,316,434
    Keisei Electric Railway Co., Ltd.                        220,000  1,914,664
    Keiyo Bank, Ltd. (The)                                   366,000  1,610,980
#   Keiyo Co., Ltd.                                           54,800    252,618
    Kenko Mayonnaise Co., Ltd.                                11,400     97,988
    Kewpie Corp.                                             148,400  2,134,662
    KEY Coffee, Inc.                                          34,500    531,859
    Keyence Corp.                                              3,405  1,313,517
    KFC Holdings Japan, Ltd.                                   5,000    103,139
#   Kikkoman Corp.                                           134,050  2,723,665
    Kimoto Co., Ltd.                                         100,700    317,237
#   Kimura Chemical Plants Co., Ltd.                          21,300     97,150
    King Jim Co., Ltd.                                         3,500     25,099
#   Kintetsu Corp.                                           580,000  2,038,277
#*  Kintetsu Department Store Co., Ltd.                       38,000    135,103
    Kintetsu World Express, Inc.                              21,000    833,428
    Kinugawa Rubber Industrial Co., Ltd.                     116,000    484,251
#   Kirin Holdings Co., Ltd.                                 550,180  7,620,003
    Kirindo Co., Ltd.                                          2,700     17,178
    Kisoji Co., Ltd.                                          15,300    275,982
    Kita-Nippon Bank, Ltd. (The)                              11,300    296,334
    Kitagawa Iron Works Co., Ltd.                            190,000    309,438
    Kitamura Co., Ltd.                                           900      5,637
    Kitano Construction Corp.                                 89,000    219,956
    Kito Corp.                                                20,700    379,550
    Kitz Corp.                                               207,700    980,774
    Kiyo Bank, Ltd. (The)                                    105,900  1,246,126
#*  KLab, Inc.                                                10,800     57,160
*   KNT-CT Holdings Co., Ltd.                                253,000    416,252
    Koa Corp.                                                 72,300    694,892
    Koatsu Gas Kogyo Co., Ltd.                                38,000    195,788
#   Kobayashi Pharmaceutical Co., Ltd.                        20,600  1,250,850
    Kobe Steel, Ltd.                                       4,589,000  6,023,797

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Kobelco Eco-Solutions Co., Ltd.                           3,000 $   10,634
#   Kohnan Shoji Co., Ltd.                                   69,900    707,612
    Kohsoku Corp.                                             9,300     82,080
    Koike Sanso Kogyo Co., Ltd.                              40,000     83,943
    Koito Manufacturing Co., Ltd.                           156,000  3,392,928
#*  Kojima Co., Ltd.                                         77,800    249,131
    Kokusai Co., Ltd.                                         1,000     11,086
    Kokuyo Co., Ltd.                                        168,064  1,285,205
#   KOMAIHALTEC, Inc.                                        65,000    181,861
    Komatsu Seiren Co., Ltd.                                 45,000    226,775
    Komatsu, Ltd.                                           356,100  7,839,994
#   Komeri Co., Ltd.                                         69,300  1,876,524
#   Konaka Co., Ltd.                                         43,580    306,228
#   Konami Corp.                                             98,862  2,254,499
    Konami Corp. ADR                                         19,770    447,790
    Kondotec, Inc.                                           26,400    180,394
    Konica Minolta, Inc.                                    572,000  5,329,967
    Konishi Co., Ltd.                                        35,800    640,493
    Kosaido Co., Ltd.                                           600      2,726
    Kose Corp.                                               51,300  1,705,054
#   Kosei Securities Co., Ltd.                              115,000    214,196
#   Koshidaka Holdings Co., Ltd.                              2,900     85,967
    Kotobuki Spirits Co., Ltd.                                2,900     59,871
    Krosaki Harima Corp.                                    103,000    215,163
    KRS Corp.                                                11,500    113,822
    KU Holdings Co., Ltd.                                     7,800     86,381
#   Kubota Corp.                                             45,000    579,984
    Kubota Corp. Sponsored ADR                               44,682  2,858,754
#*  Kumagai Gumi Co., Ltd.                                  285,000    737,086
    Kumiai Chemical Industry Co., Ltd.                       79,000    537,167
    Kura Corp.                                               30,000    603,391
    Kurabo Industries, Ltd.                                 382,000    650,688
    Kuraray Co., Ltd.                                       278,500  3,131,388
    Kuraudia Co., Ltd.                                        1,200     13,322
    Kureha Corp.                                            293,000  1,385,567
    Kurimoto, Ltd.                                          249,000    519,423
#   Kurita Water Industries, Ltd.                           158,000  3,327,495
#   Kuroda Electric Co., Ltd.                                63,600  1,021,801
    Kusuri No Aoki Co., Ltd.                                  6,000    401,515
    KYB Co., Ltd.                                           414,000  1,686,437
    Kyocera Corp.                                            75,730  3,561,574
#   Kyocera Corp. Sponsored ADR                              57,800  2,724,692
    Kyodo Printing Co., Ltd.                                144,000    387,946
    Kyodo Shiryo Co., Ltd.                                  129,000    136,323
    Kyoei Sangyo Co., Ltd.                                   21,000     36,154
#   Kyoei Steel, Ltd.                                        41,300    715,906
#   Kyoei Tanker Co., Ltd.                                   35,000     70,237
    Kyokuto Boeki Kaisha, Ltd.                               16,000     31,505
    Kyokuto Kaihatsu Kogyo Co., Ltd.                         49,700    653,392
#   Kyokuto Securities Co., Ltd.                             51,300    804,610
    Kyokuyo Co., Ltd.                                       224,000    578,954
    KYORIN Holdings, Inc.                                    92,900  1,790,650

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Kyoritsu Maintenance Co., Ltd.                           24,540 $  838,143
    Kyosan Electric Manufacturing Co., Ltd.                  91,000    314,747
    Kyoto Kimono Yuzen Co., Ltd.                             12,900    127,736
    Kyowa Exeo Corp.                                        166,300  2,151,207
    Kyowa Hakko Kirin Co., Ltd.                             235,000  2,676,114
    Kyudenko Corp.                                           81,000    698,472
#*  Kyushu Electric Power Co., Inc.                         137,300  1,385,298
    LAC Co., Ltd.                                             7,400     38,787
#   Land Business Co., Ltd.                                  17,200     68,587
    Lasertec Corp.                                           27,500    273,612
#   Lawson, Inc.                                             27,900  1,937,696
    LEC, Inc.                                                 7,400     75,754
#*  Leopalace21 Corp.                                       558,600  2,888,908
    Life Corp.                                               21,400    327,080
    Lintec Corp.                                             92,600  1,721,822
#   Lion Corp.                                              324,000  1,774,939
#*  Livesense, Inc.                                          24,000    222,745
#   LIXIL Group Corp.                                       182,319  4,831,439
#*  Lonseal Corp.                                            23,000     34,674
    Look, Inc.                                               55,000    142,827
    M3, Inc.                                                 57,800    792,932
    Macnica, Inc.                                            23,300    690,868
#   Maeda Corp.                                             223,000  1,659,490
#   Maeda Kosen Co., Ltd.                                    14,300    212,917
    Maeda Road Construction Co., Ltd.                       126,000  1,953,703
    Maezawa Kasei Industries Co., Ltd.                       11,000    114,671
    Maezawa Kyuso Industries Co., Ltd.                       16,100    211,072
#   Makino Milling Machine Co., Ltd.                        239,000  1,779,336
#   Makita Corp.                                             26,200  1,393,535
    Makita Corp. Sponsored ADR                               12,696    677,966
    Mamiya-Op Co., Ltd.                                     148,000    286,914
    Mandom Corp.                                             32,600  1,144,895
    Mani, Inc.                                                5,200    232,616
#   Marche Corp.                                              2,000     16,123
#   Mars Engineering Corp.                                   21,600    403,414
    Marubeni Corp.                                          786,359  5,254,775
    Marubun Corp.                                            27,100    149,591
    Marudai Food Co., Ltd.                                  199,000    592,321
*   Maruei Department Store Co., Ltd.                        27,000     37,104
    Maruetsu, Inc. (The)                                     60,000    199,621
*   Maruha Nichiro Corp.                                     64,282  1,018,595
    Marui Group Co., Ltd.                                   365,600  3,247,486
    Maruka Machinery Co., Ltd.                                7,200     93,809
    Marusan Securities Co., Ltd.                            137,400    961,611
#   Maruwa Co., Ltd.                                         18,700    663,497
    Maruyama Manufacturing Co., Inc.                         70,000    148,600
*   Maruzen CHI Holdings Co., Ltd.                            6,400     19,743
#   Maruzen Showa Unyu Co., Ltd.                            116,000    363,901
#   Marvelous AQL, Inc.                                      59,200    394,381
    Matsuda Sangyo Co., Ltd.                                 25,662    285,223
    Matsui Construction Co., Ltd.                            27,000    114,601
#   Matsui Securities Co., Ltd.                              85,100    783,487

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Matsumotokiyoshi Holdings Co., Ltd.                      63,600 $ 1,876,803
    Matsuya Foods Co., Ltd.                                  16,500     296,432
    Max Co., Ltd.                                            64,000     702,138
    Maxvalu Tokai Co., Ltd.                                  10,100     132,747
    Mazda Motor Corp.                                     1,894,000   8,468,533
#   McDonald's Holdings Co. Japan, Ltd.                      14,900     412,257
    MEC Co., Ltd.                                            30,100     254,845
    Medical System Network Co., Ltd.                         11,900      50,999
    Medipal Holdings Corp.                                  235,500   3,312,414
#   Megachips Corp.                                          43,400     511,540
    Megmilk Snow Brand Co., Ltd.                            103,100   1,368,035
#   Meidensha Corp.                                         513,000   2,123,742
    MEIJI Holdings Co., Ltd.                                 64,310   3,946,500
    Meiji Shipping Co., Ltd.                                  9,800      38,064
    Meiko Electronics Co., Ltd.                              23,800     140,146
    Meiko Network Japan Co., Ltd.                            21,200     229,162
    Meisei Industrial Co., Ltd.                              88,000     417,952
    Meitec Corp.                                             27,200     724,155
    Meito Sangyo Co., Ltd.                                   12,900     136,477
    Meito Transportation Co., Ltd.                            1,300       8,415
    Meiwa Corp.                                              33,500     133,232
    Meiwa Estate Co., Ltd.                                   26,500     104,646
#   Melco Holdings, Inc.                                     30,600     465,308
    Mesco, Inc.                                               6,000      40,675
    Message Co., Ltd.                                        19,100     612,989
#   Michinoku Bank, Ltd. (The)                              179,000     376,969
#   Micronics Japan Co., Ltd.                                24,900     685,276
    Mie Bank, Ltd. (The)                                    167,000     359,564
    Mikuni Corp.                                              9,000      33,703
    Milbon Co., Ltd.                                          9,836     324,477
    Mimasu Semiconductor Industry Co., Ltd.                  40,300     365,846
    Minato Bank, Ltd. (The)                                 335,000     570,142
    Minebea Co., Ltd.                                       486,000   3,938,533
#   Ministop Co., Ltd.                                       33,400     505,842
    Miraca Holdings, Inc.                                    79,800   3,459,116
    Miraial Co., Ltd.                                         5,000      77,995
    Mirait Holdings Corp.                                   144,530   1,271,295
    Miroku Jyoho Service Co., Ltd.                           23,000      89,989
    Misawa Homes Co., Ltd.                                   73,800     905,823
#   MISUMI Group, Inc.                                       69,000   1,679,060
    Mitani Corp.                                             14,900     335,669
    Mito Securities Co., Ltd.                               131,000     457,634
    Mitsuba Corp.                                            86,400   1,268,378
    Mitsubishi Chemical Holdings Corp.                    2,295,500   9,186,653
    Mitsubishi Corp.                                        741,700  13,281,846
    Mitsubishi Electric Corp.                               439,000   4,998,819
    Mitsubishi Estate Co., Ltd.                             109,073   2,474,909
    Mitsubishi Gas Chemical Co., Inc.                       427,000   2,465,279
    Mitsubishi Heavy Industries, Ltd.                     1,737,000   9,145,206
#*  Mitsubishi Kakoki Kaisha, Ltd.                          110,000     166,966
#   Mitsubishi Logistics Corp.                              197,000   2,826,353
    Mitsubishi Materials Corp.                            1,613,200   4,679,141

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
JAPAN -- (Continued)
    Mitsubishi Motors Corp.                                 341,500 $ 3,701,280
#   Mitsubishi Nichiyu Forklift Co., Ltd.                    49,000     341,438
#*  Mitsubishi Paper Mills, Ltd.                            678,000     583,267
    Mitsubishi Pencil Co., Ltd.                              34,600   1,028,321
    Mitsubishi Research Institute, Inc.                         600      12,736
#   Mitsubishi Shokuhin Co., Ltd.                            24,800     555,311
    Mitsubishi Steel Manufacturing Co., Ltd.                329,000     659,465
#   Mitsubishi Tanabe Pharma Corp.                          217,300   2,979,678
    Mitsubishi UFJ Financial Group, Inc.                  4,619,100  24,571,275
    Mitsubishi UFJ Financial Group, Inc. ADR              1,847,677   9,885,072
    Mitsuboshi Belting Co., Ltd.                             88,000     459,754
    Mitsui & Co., Ltd.                                      605,000   8,580,334
    Mitsui & Co., Ltd. Sponsored ADR                         15,592   4,406,299
#   Mitsui Chemicals, Inc.                                1,441,065   3,511,552
    Mitsui Engineering & Shipbuilding Co., Ltd.           1,752,000   3,399,282
    Mitsui Fudosan Co., Ltd.                                163,000   4,825,081
    Mitsui High-Tec, Inc.                                    49,400     311,576
    Mitsui Home Co., Ltd.                                    50,000     230,456
    Mitsui Knowledge Industry Co., Ltd.                      88,700     130,243
    Mitsui Matsushima Co., Ltd.                             323,000     468,192
    Mitsui Mining & Smelting Co., Ltd.                    1,422,000   3,526,059
    Mitsui OSK Lines, Ltd.                                1,171,000   3,906,534
#   Mitsui Sugar Co., Ltd.                                  160,000     663,868
    Mitsui-Soko Co., Ltd.                                   163,000     646,703
    Mitsumura Printing Co., Ltd.                             15,000      38,723
    Mitsuuroko Group Holdings Co., Ltd.                      27,600     150,300
#   Miura Co., Ltd.                                          48,500   1,377,695
#   Miyaji Engineering Group, Inc.                           88,000     196,430
    Miyazaki Bank, Ltd. (The)                               309,000     944,056
    Miyoshi Oil & Fat Co., Ltd.                             119,000     159,716
    Mizuho Financial Group, Inc.                         13,495,060  26,431,521
#   Mizuno Corp.                                            219,605   1,198,343
    Mochida Pharmaceutical Co., Ltd.                         20,499   1,444,419
    Modec, Inc.                                              20,700     458,698
#   Monex Group, Inc.                                       308,300   1,033,579
#   Money Partners Group Co., Ltd.                           23,100      52,749
    Monogatari Corp. (The)                                    3,500     126,198
#   MonotaRO Co., Ltd.                                       49,800   1,004,856
    MORESCO Corp.                                             8,000     131,903
    Morinaga & Co., Ltd.                                    369,000     813,345
    Morinaga Milk Industry Co., Ltd.                        452,000   1,687,228
    Morita Holdings Corp.                                    62,000     516,381
    Morozoff, Ltd.                                           48,000     152,120
    Mory Industries, Inc.                                    45,000     169,723
    MOS Food Services, Inc.                                  28,200     562,018
#   Moshi Moshi Hotline, Inc.                                70,500     713,669
    Mr Max Corp.                                             35,900     115,011
    MS&AD Insurance Group Holdings                          256,874   5,762,235
    MTI, Ltd.                                                29,100     161,884
#   Murata Manufacturing Co., Ltd.                           40,100   3,342,890
#   Musashi Seimitsu Industry Co., Ltd.                      52,000   1,147,481
    Musashino Bank, Ltd. (The)                               60,700   1,945,130

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
#   Mutoh Holdings Co., Ltd.                                  67,000 $  292,319
#   Nabtesco Corp.                                            75,900  1,638,555
    NAC Co., Ltd.                                             16,300    240,468
#   Nachi-Fujikoshi Corp.                                    302,000  1,867,783
    Nafco Co., Ltd.                                              200      2,975
    Nagaileben Co., Ltd.                                      17,200    331,046
    Nagano Bank, Ltd. (The)                                   89,000    156,032
    Nagano Keiki Co., Ltd.                                     1,700     11,171
    Nagase & Co., Ltd.                                       196,100  2,402,831
    Nagatanien Co., Ltd.                                      10,000     96,449
#   Nagoya Railroad Co., Ltd.                                696,000  2,208,338
#*  Naigai Co., Ltd.                                         132,000     98,303
    Nakabayashi Co., Ltd.                                     59,000    115,974
    Nakamuraya Co., Ltd.                                      41,000    159,434
    Nakanishi, Inc.                                            6,100    208,970
    Nakano Corp.                                               1,000      2,263
*   Nakayama Steel Works, Ltd.                               278,000    206,862
    Namco Bandai Holdings, Inc.                              123,200  2,661,752
    Namura Shipbuilding Co., Ltd.                              7,200     54,215
#   Nankai Electric Railway Co., Ltd.                        401,000  1,555,451
    Nanto Bank, Ltd. (The)                                   371,000  1,392,504
    Natori Co., Ltd.                                           7,200     77,858
    NDS Co., Ltd.                                             58,000    161,290
#   NEC Capital Solutions, Ltd.                               18,800    325,355
    NEC Corp.                                              2,994,800  8,424,360
    NEC Networks & System Integration Corp.                   47,400  1,001,388
#   NET One Systems Co., Ltd.                                178,400  1,451,452
    Neturen Co., Ltd.                                         67,500    463,104
#*  New Japan Chemical Co., Ltd.                              56,000    116,777
    Nexon Co., Ltd.                                          129,200  1,006,295
    Next Co., Ltd.                                            38,000    330,313
#   NGK Insulators, Ltd.                                     160,000  3,025,753
    NGK Spark Plug Co., Ltd.                                 175,000  4,006,556
    NHK Spring Co., Ltd.                                     329,100  2,978,976
    Nice Holdings, Inc.                                      106,000    214,237
    Nichi-iko Pharmaceutical Co., Ltd.                        93,850  1,455,691
    Nichia Steel Works, Ltd.                                  44,000    114,047
#   Nichias Corp.                                            195,000  1,320,856
    Nichiban Co., Ltd.                                        38,000    128,238
    Nichicon Corp.                                           132,200    980,590
    Nichiden Corp.                                             7,100    169,986
    Nichiha Corp.                                             44,000    506,931
#   Nichii Gakkan Co.                                        100,200    883,806
    Nichimo Co., Ltd.                                         48,000     85,566
    Nichirei Corp.                                           520,000  2,525,103
    Nichireki Co., Ltd.                                       65,000    635,639
    Nidec Copal Electronics Corp.                              7,100     56,251
#   Nidec Corp.                                               29,898  1,690,298
#   Nidec Corp. ADR                                           19,800    279,378
    Nifco, Inc.                                               96,000  2,681,379
    NIFTY Corp.                                               16,300    231,213
#   Nihon Chouzai Co., Ltd.                                    4,580    127,188

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
#   Nihon Dempa Kogyo Co., Ltd.                               39,900 $  320,625
    Nihon Eslead Corp.                                         1,200     12,203
    Nihon Kagaku Sangyo Co., Ltd.                             11,000     74,496
    Nihon Kohden Corp.                                        51,100  2,092,721
#   Nihon M&A Center, Inc.                                    49,700  1,161,947
#   Nihon Nohyaku Co., Ltd.                                   79,000    984,395
    Nihon Parkerizing Co., Ltd.                               70,000  1,525,732
#   Nihon Plast Co., Ltd.                                      2,900     17,074
    Nihon Shokuhin Kako Co., Ltd.                              7,000     23,484
    Nihon Tokushu Toryo Co., Ltd.                              2,500     13,912
#   Nihon Trim Co., Ltd.                                       6,600    229,262
#   Nihon Unisys, Ltd.                                       119,500  1,213,526
    Nihon Yamamura Glass Co., Ltd.                           145,000    241,362
    Nikkiso Co., Ltd.                                        107,900  1,209,359
#   Nikko Co., Ltd.                                           33,000    141,948
#   Nikon Corp.                                              275,700  4,322,553
    Nippo Corp.                                              128,000  1,955,776
    Nippon Beet Sugar Manufacturing Co., Ltd.                165,000    310,469
    Nippon Carbide Industries Co., Inc.                       33,000     68,633
#   Nippon Carbon Co., Ltd.                                  230,000    405,699
#*  Nippon Chemi-Con Corp.                                   344,000  1,099,613
*   Nippon Chemical Industrial Co., Ltd.                     205,000    267,045
    Nippon Chemiphar Co., Ltd.                                39,000    187,714
    Nippon Chutetsukan K.K.                                   46,000     99,035
    Nippon Coke & Engineering Co., Ltd.                      375,000    437,132
    Nippon Concrete Industries Co., Ltd.                      98,000    400,274
    Nippon Denko Co., Ltd.                                   227,000    631,549
    Nippon Densetsu Kogyo Co., Ltd.                           78,700  1,167,953
#   Nippon Electric Glass Co., Ltd.                          690,000  3,375,423
    Nippon Express Co., Ltd.                                 855,000  4,041,854
    Nippon Felt Co., Ltd.                                     15,100     65,525
    Nippon Filcon Co., Ltd.                                   16,300     67,324
    Nippon Fine Chemical Co., Ltd.                            23,700    145,482
    Nippon Flour Mills Co., Ltd.                             269,000  1,500,852
#   Nippon Formula Feed Manufacturing Co., Ltd.              128,000    155,413
    Nippon Gas Co., Ltd.                                      37,600    622,741
    Nippon Hume Corp.                                         41,000    298,693
#   Nippon Jogesuido Sekkei Co., Ltd.                          8,200     99,605
    Nippon Kanzai Co., Ltd.                                    8,000    162,161
    Nippon Kasei Chemical Co., Ltd.                           26,000     32,803
    Nippon Kayaku Co., Ltd.                                  253,000  3,010,708
#*  Nippon Kinzoku Co., Ltd.                                  87,000    109,882
    Nippon Koei Co., Ltd.                                    142,000    680,353
    Nippon Konpo Unyu Soko Co., Ltd.                         108,500  1,833,334
#*  Nippon Koshuha Steel Co., Ltd.                           153,000    136,534
    Nippon Light Metal Holdings Co., Ltd.                  1,155,500  1,629,341
#   Nippon Meat Packers, Inc.                                190,000  3,292,961
#   Nippon Paint Co., Ltd.                                   140,000  2,165,990
#   Nippon Paper Industries Co., Ltd.                        171,202  3,128,837
    Nippon Parking Development Co., Ltd.                     214,300    227,950
    Nippon Pillar Packing Co., Ltd.                           36,900    264,888
#   Nippon Piston Ring Co., Ltd.                             203,000    354,672

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Nippon Rietec Co., Ltd.                                   3,000 $    22,026
    Nippon Road Co., Ltd. (The)                             155,000     789,059
    Nippon Seiki Co., Ltd.                                   63,000   1,101,572
    Nippon Seisen Co., Ltd.                                  36,000     142,314
#   Nippon Sharyo, Ltd.                                     120,000     430,433
*   Nippon Sheet Glass Co., Ltd.                          1,879,000   2,410,081
    Nippon Shinyaku Co., Ltd.                                83,000   1,462,121
#   Nippon Shokubai Co., Ltd.                               234,000   2,699,956
    Nippon Signal Co., Ltd. (The)                           110,800     918,766
    Nippon Soda Co., Ltd.                                   206,000   1,144,527
    Nippon Steel & Sumikin Bussan Corp.                     341,000   1,204,715
    Nippon Steel & Sumikin Texeng Co., Ltd.                  74,000     286,391
    Nippon Steel & Sumitomo Metal Corp.                   4,792,540  12,573,885
*   Nippon Suisan Kaisha, Ltd.                              653,500   1,503,816
    Nippon Synthetic Chemical Industry Co., Ltd. (The)      109,000     726,251
    Nippon Telegraph & Telephone Corp.                       27,500   1,526,051
#   Nippon Telegraph & Telephone Corp. ADR                   71,400   1,987,776
    Nippon Television Holdings, Inc.                         26,300     392,067
    Nippon Thompson Co., Ltd.                               171,000     779,317
    Nippon Tungsten Co., Ltd.                                31,000      51,072
    Nippon Valqua Industries, Ltd.                          135,000     359,369
#*  Nippon Yakin Kogyo Co., Ltd.                            285,000     792,745
#   Nippon Yusen K.K.                                     1,730,904   4,691,654
#   Nipro Corp.                                             309,700   2,681,137
    Nishi-Nippon City Bank, Ltd. (The)                    1,215,000   2,763,634
    Nishi-Nippon Railroad Co., Ltd.                         387,000   1,488,361
    Nishimatsu Construction Co., Ltd.                       361,000   1,299,002
#   Nishimatsuya Chain Co., Ltd.                             91,900     658,750
    Nishio Rent All Co., Ltd.                                25,100     923,516
    Nissan Chemical Industries, Ltd.                        157,300   2,344,297
    Nissan Motor Co., Ltd.                                1,691,100  14,591,818
    Nissan Shatai Co., Ltd.                                 130,300   1,985,072
    Nissan Tokyo Sales Holdings Co., Ltd.                    36,000     116,868
#   Nissei ASB Machine Co., Ltd.                             11,700     186,176
    Nissei Build Kogyo Co., Ltd.                             24,000      54,134
    Nissei Plastic Industrial Co., Ltd.                      20,700     116,659
#*  Nissha Printing Co., Ltd.                                50,200     654,341
    Nisshin Fudosan Co.                                      56,200     197,012
#   Nisshin Oillio Group, Ltd. (The)                        261,000     873,881
#   Nisshin Seifun Group, Inc.                              397,769   4,627,875
    Nisshin Steel Co., Ltd.                                 152,974   1,571,104
    Nisshinbo Holdings, Inc.                                215,000   1,841,963
    Nissin Corp.                                            100,000     281,974
#   Nissin Electric Co., Ltd.                                99,000     550,582
    Nissin Foods Holdings Co., Ltd.                          27,775   1,329,499
    Nissin Kogyo Co., Ltd.                                   89,500   1,651,904
    Nissin Sugar Co., Ltd.                                    4,900     104,266
    Nissui Pharmaceutical Co., Ltd.                          18,200     187,909
    Nitori Holdings Co., Ltd.                                33,400   1,532,013
    Nitta Corp.                                              38,100     782,681
#   Nitta Gelatin, Inc.                                       6,000      60,805
    Nittan Valve Co., Ltd.                                   27,500      82,442

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Nittetsu Mining Co., Ltd.                               136,000 $   507,644
    Nitto Boseki Co., Ltd.                                  286,000   1,193,381
#   Nitto Denko Corp.                                       134,300   5,814,663
    Nitto FC Co., Ltd.                                        5,100      30,691
    Nitto Kogyo Corp.                                        51,200   1,061,554
#   Nitto Kohki Co., Ltd.                                    19,300     351,397
    Nitto Seiko Co., Ltd.                                    39,000     112,555
    Nittoc Construction Co., Ltd.                            77,149     276,140
    Nittoku Engineering Co., Ltd.                            29,800     256,728
    NKSJ Holdings, Inc.                                     293,300   7,317,493
    Noevir Holdings Co., Ltd.                                 9,600     182,558
#   NOF Corp.                                               283,000   1,962,713
    Nohmi Bosai, Ltd.                                        38,000     435,539
#   NOK Corp.                                               174,300   2,849,593
#   Nomura Co., Ltd.                                         67,800     481,934
    Nomura Holdings, Inc.                                 1,860,800  10,775,650
#   Nomura Holdings, Inc. ADR                               402,117   2,356,406
    Nomura Real Estate Holdings, Inc.                       149,800   2,798,900
    Nomura Research Institute, Ltd.                          44,700   1,296,179
    Noritake Co., Ltd.                                      225,000     550,582
    Noritz Corp.                                             60,100   1,067,733
    North Pacific Bank, Ltd.                                661,200   2,678,307
#   NS Solutions Corp.                                       36,300     908,205
#   NS United Kaiun Kaisha, Ltd.                            237,000     532,557
    NSD Co., Ltd.                                            64,100     792,474
#   NSK, Ltd.                                               316,000   3,322,026
#*  NTN Corp.                                             1,098,000   3,757,818
    NTT Data Corp.                                           76,500   2,955,620
    NTT DOCOMO, Inc.                                      1,019,000  16,253,602
#   NTT DOCOMO, Inc. Sponsored ADR                           44,600     712,708
    NTT Urban Development Corp.                              96,400     847,884
#   Nuflare Technology, Inc.                                  4,300     267,504
    Obara Group, Inc.                                        19,400     728,795
#   Obayashi Corp.                                          564,000   3,641,687
    Obayashi Road Corp.                                      61,000     338,437
    OBIC Business Consultants, Ltd.                          11,000     356,432
#   Obic Co., Ltd.                                           66,400   1,992,446
#   Odakyu Electric Railway Co., Ltd.                       200,000   1,755,856
    Odelic Co., Ltd.                                          3,900     105,972
    Oenon Holdings, Inc.                                    107,000     270,986
    Ogaki Kyoritsu Bank, Ltd. (The)                         628,000   1,696,256
    Ohara, Inc.                                              15,100      88,756
    Ohashi Technica, Inc.                                     4,700      37,923
#   Ohsho Food Service Corp.                                 24,700     912,885
    OIE Sangyo Co., Ltd.                                      1,200       9,763
#   Oiles Corp.                                              42,168     949,713
    Oita Bank, Ltd. (The)                                   313,000   1,139,604
    Oji Holdings Corp.                                    1,081,000   4,541,810
    Okabe Co., Ltd.                                          60,500     831,880
    Okamoto Industries, Inc.                                111,000     364,874
*   Okamoto Machine Tool Works, Ltd.                         47,000      45,627
    Okamura Corp.                                           122,000   1,043,603

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
JAPAN -- (Continued)
    Okaya Electric Industries Co., Ltd.                       6,700 $   24,548
    OKI Electric Cable Co., Ltd.                             12,000     19,648
    Oki Electric Industry Co., Ltd.                       1,247,000  2,441,095
    Okinawa Cellular Telephone Co.                            2,200     56,184
    Okinawa Electric Power Co., Inc. (The)                   23,780    777,214
    OKK Corp.                                               153,000    196,573
    OKUMA Corp.                                             245,000  2,097,045
    Okumura Corp.                                           375,000  1,713,298
    Okura Industrial Co., Ltd.                               71,000    203,470
    Okuwa Co., Ltd.                                          30,000    273,850
    Olympic Group Corp.                                      18,200    164,045
#*  Olympus Corp.                                           102,400  3,127,754
    Omron Corp.                                              82,500  2,921,686
    ONO Sokki Co., Ltd.                                      27,000    122,730
    Onoken Co., Ltd.                                         22,000    231,654
#   Onward Holdings Co., Ltd.                               279,000  1,876,575
#   OPT, Inc.                                                 9,400     71,664
    Optex Co., Ltd.                                          18,300    298,291
    Oracle Corp. Japan                                       16,900    778,846
    Organo Corp.                                             70,000    333,061
    Oriental Land Co., Ltd.                                   8,600  1,288,395
#   Origin Electric Co., Ltd.                                47,000    131,017
    Osaka Gas Co., Ltd.                                     606,000  2,284,197
    Osaka Organic Chemical Industry, Ltd.                    16,800     71,772
    Osaka Steel Co., Ltd.                                    20,100    317,770
#   OSAKA Titanium Technologies Co., Ltd.                    35,000    718,866
#   Osaki Electric Co., Ltd.                                 74,000    447,941
    OSG Corp.                                                83,800  1,350,717
    Otsuka Corp.                                              7,400    876,009
    Otsuka Holdings Co., Ltd.                               125,700  3,621,138
#   Outsourcing, Inc.                                        12,200    152,904
    Oyo Corp.                                                23,600    327,372
    Pacific Industrial Co., Ltd.                             84,500    591,054
#*  Pacific Metals Co., Ltd.                                118,000    548,867
    Pack Corp. (The)                                         24,400    460,530
    Pal Co., Ltd.                                            21,300    406,470
    Paltac Corp.                                             80,958  1,000,033
    PanaHome Corp.                                          192,000  1,276,690
    Panasonic Corp.                                         817,400  8,909,707
    Panasonic Corp. Sponsored ADR                           204,353  2,235,622
    Panasonic Industrial Devices SUNX Co., Ltd.              39,400    178,397
    Panasonic Information Systems                               900     23,643
#   Paramount Bed Holdings Co., Ltd.                         28,300    854,126
    Parco Co., Ltd.                                          51,100    409,225
    Paris Miki Holdings, Inc.                                44,400    220,951
    Park24 Co., Ltd.                                         92,600  1,692,646
#*  Pasco Corp.                                              29,000    111,652
    Pasona Group, Inc.                                       40,200    205,081
    Penta-Ocean Construction Co., Ltd.                      547,700  1,791,341
    PIA Corp.                                                 1,500     25,360
    Pigeon Corp.                                             32,500  1,455,059
    Pilot Corp.                                              25,400  1,067,629

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
    Piolax, Inc.                                              19,600 $  678,452
*   Pioneer Corp.                                            754,300  1,629,808
    Plenus Co., Ltd.                                          44,900  1,024,685
#   Pola Orbis Holdings, Inc.                                 32,800  1,283,649
    Press Kogyo Co., Ltd.                                    229,000    839,852
    Pressance Corp.                                           17,900    444,019
    Prestige International, Inc.                              13,200    123,879
    Prima Meat Packers, Ltd.                                 369,000    813,970
    Pronexus, Inc.                                            30,900    210,540
    Proto Corp.                                               15,600    215,397
#   PS Mitsubishi Construction Co., Ltd.                      41,600    185,362
    Psc, Inc.                                                  2,600     76,177
    Qol Co., Ltd.                                             21,200    131,531
    Raito Kogyo Co., Ltd.                                     96,800    833,546
#   Rakuten, Inc.                                            136,700  1,773,767
#*  Rasa Industries, Ltd.                                    143,000    175,105
    Relo Holdings, Inc.                                       13,400    734,799
    Renaissance, Inc.                                          6,600     52,434
#*  Renesas Electronics Corp.                                 48,500    354,160
    Rengo Co., Ltd.                                          477,710  2,134,751
*   Renown, Inc.                                              86,300     99,826
    Resona Holdings, Inc.                                  1,295,200  6,622,359
    Resorttrust, Inc.                                        124,900  1,959,662
    Rheon Automatic Machinery Co., Ltd.                       18,000    100,350
    Rhythm Watch Co., Ltd.                                   146,000    215,855
#   Riberesute Corp.                                           8,100     52,557
    Ricoh Co., Ltd.                                          730,819  8,421,277
    Ricoh Leasing Co., Ltd.                                   31,800    830,042
#   Right On Co., Ltd.                                        24,400    172,820
    Riken Corp.                                              189,000    773,278
    Riken Keiki Co., Ltd.                                     11,700    113,365
    Riken Technos Corp.                                       62,000    321,013
    Riken Vitamin Co., Ltd.                                   12,600    298,761
    Ringer Hut Co., Ltd.                                      10,800    160,511
    Rinnai Corp.                                              11,800    983,396
#   Rion Co., Ltd.                                            10,600    152,723
    Riso Kagaku Corp.                                         36,979    912,205
#   Riso Kyoiku Co., Ltd.                                     25,550     55,666
#   Rock Field Co., Ltd.                                      19,000    339,516
    Rohm Co., Ltd.                                             2,600    124,337
    Rohto Pharmaceutical Co., Ltd.                           112,200  1,979,378
#   Rokko Butter Co., Ltd.                                     6,000     50,908
    Roland Corp.                                              25,300    359,628
    Roland DG Corp.                                           13,300    449,541
#   Round One Corp.                                          192,400  1,381,973
    Royal Holdings Co., Ltd.                                  53,100    774,510
    Ryobi, Ltd.                                              309,000    915,399
    Ryoden Trading Co., Ltd.                                  56,000    377,760
#   Ryohin Keikaku Co., Ltd.                                  16,075  1,806,563
    Ryosan Co., Ltd.                                          68,300  1,443,677
    S Foods, Inc.                                             26,500    353,691
    Sagami Chain Co., Ltd.                                    20,000    181,349

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Saibu Gas Co., Ltd.                                     336,000 $  842,438
#   Saizeriya Co., Ltd.                                      63,600    728,713
    Sakai Chemical Industry Co., Ltd.                       198,000    558,077
    Sakai Heavy Industries, Ltd.                             88,000    312,580
    Sakai Moving Service Co., Ltd.                            2,800     94,650
#   Sakai Ovex Co., Ltd.                                    112,000    193,354
    Sakata INX Corp.                                         77,000    679,152
    Sakata Seed Corp.                                        70,400    983,456
    Sala Corp.                                               56,500    287,803
    SAMTY Co., Ltd.                                           4,400     29,567
    San Holdings, Inc.                                        1,800     23,915
#   San-A Co., Ltd.                                          35,800  1,031,769
    San-Ai Oil Co., Ltd.                                    113,000    752,165
    San-In Godo Bank, Ltd. (The)                            324,000  2,138,451
    Sanden Corp.                                            238,000  1,136,835
    Sanei Architecture Planning Co., Ltd.                     5,900     46,455
    Sangetsu Co., Ltd.                                       49,900  1,285,774
#*  Sanix, Inc.                                              43,900    519,703
#   Sanken Electric Co., Ltd.                               305,000  2,124,761
    Sanki Engineering Co., Ltd.                             105,000    644,420
#   Sanko Marketing Foods Co., Ltd.                          10,800     96,806
    Sanko Metal Industrial Co., Ltd.                         38,000     86,789
    Sankyo Co., Ltd.                                         45,600  1,823,590
    Sankyo Seiko Co., Ltd.                                   54,900    189,622
    Sankyo Tateyama, Inc.                                    56,400  1,116,268
    Sankyu, Inc.                                            559,000  2,130,807
    Sanoh Industrial Co., Ltd.                               47,100    290,785
#   Sanrio Co., Ltd.                                         57,100  1,810,286
    Sanshin Electronics Co., Ltd.                            51,500    323,242
#   Santen Pharmaceutical Co., Ltd.                          19,500    869,109
    Sanwa Holdings Corp.                                    476,000  2,907,997
    Sanyo Chemical Industries, Ltd.                         141,000    863,698
    Sanyo Denki Co., Ltd.                                    75,000    505,167
    Sanyo Electric Railway Co., Ltd.                         36,000    166,021
    Sanyo Housing Nagoya Co., Ltd.                           14,000    132,451
    Sanyo Industries, Ltd.                                   15,000     27,494
    Sanyo Shokai, Ltd.                                      254,000    693,096
    Sanyo Special Steel Co., Ltd.                           245,000    955,575
    Sapporo Holdings, Ltd.                                  909,000  3,854,175
*   Sasebo Heavy Industries Co., Ltd.                        91,000    101,663
    Sata Construction Co., Ltd.                             109,000    125,077
#   Sato Holdings Corp.                                      46,900  1,017,927
    Sato Shoji Corp.                                         19,700    124,909
    Satori Electric Co., Ltd.                                20,500    129,739
#   Sawada Holdings Co., Ltd.                                39,700    336,728
    Sawai Pharmaceutical Co., Ltd.                           33,700  2,085,640
    Saxa Holdings, Inc.                                      86,000    128,637
    SBI Holdings, Inc.                                      369,280  4,223,064
    SBS Holdings, Inc.                                        1,100     18,625
    Scroll Corp.                                             41,800    112,239
#   SCSK Corp.                                               50,959  1,347,947
    Secom Co., Ltd.                                          52,600  3,019,929

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
    Secom Joshinetsu Co., Ltd.                                 1,500 $   36,717
    Sega Sammy Holdings, Inc.                                100,012  2,015,965
    Seibu Electric Industry Co., Ltd.                         16,000     72,822
    Seika Corp.                                               84,000    195,767
#*  Seikitokyu Kogyo Co., Ltd.                               275,000    337,723
#   Seiko Epson Corp.                                        192,600  5,256,052
#   Seiko Holdings Corp.                                     400,000  1,461,667
    Seino Holdings Co., Ltd.                                 268,000  2,648,841
    Seiren Co., Ltd.                                          95,300    800,722
    Sekisui Chemical Co., Ltd.                               536,000  5,431,931
    Sekisui House, Ltd.                                      543,400  6,522,755
    Sekisui Jushi Corp.                                       56,200    748,266
    Sekisui Plastics Co., Ltd.                                76,000    202,864
#   Senko Co., Ltd.                                          176,000    804,428
    Senshu Electric Co., Ltd.                                  9,500    121,723
    Senshu Ikeda Holdings, Inc.                              346,460  1,590,761
    Senshukai Co., Ltd.                                       67,600    575,170
#   Seria Co., Ltd.                                           21,600    844,756
    Seven & I Holdings Co., Ltd.                             204,352  8,062,963
    Seven Bank, Ltd.                                         217,500    824,589
#*  Sharp Corp.                                              917,000  2,298,705
    Shibaura Mechatronics Corp.                               55,000    138,168
    Shibusawa Warehouse Co., Ltd. (The)                       80,000    265,662
#   Shibuya Kogyo Co., Ltd.                                   21,000    567,532
#   Shidax Corp.                                              17,900     86,909
    Shiga Bank, Ltd. (The)                                   421,000  2,302,139
    Shikibo, Ltd.                                            256,000    280,444
    Shikoku Bank, Ltd. (The)                                 268,000    540,547
    Shikoku Chemicals Corp.                                   72,000    493,492
#*  Shikoku Electric Power Co., Inc.                         133,600  1,563,795
#   Shima Seiki Manufacturing, Ltd.                           60,400  1,007,983
    Shimachu Co., Ltd.                                       100,200  2,201,654
    Shimadzu Corp.                                           323,000  2,759,227
    Shimamura Co., Ltd.                                       27,300  2,543,221
#   Shimano, Inc.                                             16,700  1,669,360
    Shimizu Bank, Ltd. (The)                                  11,900    290,799
    Shimizu Corp.                                            594,000  3,367,171
    Shimojima Co., Ltd.                                        1,500     15,285
    Shin Nippon Air Technologies Co., Ltd.                    22,400    137,104
#   Shin-Etsu Chemical Co., Ltd.                             156,600  9,186,479
    Shin-Etsu Polymer Co., Ltd.                               64,600    241,864
    Shin-Keisei Electric Railway Co., Ltd.                    26,000     96,130
    Shinagawa Refractories Co., Ltd.                          88,000    175,023
    Shindengen Electric Manufacturing Co., Ltd.              240,000    980,502
    Shinko Electric Industries Co., Ltd.                     166,800  1,098,493
#   Shinko Plantech Co., Ltd.                                 87,600    659,470
    Shinko Shoji Co., Ltd.                                    36,200    333,524
    Shinko Wire Co., Ltd.                                     47,000     77,450
    Shinmaywa Industries, Ltd.                               179,000  1,580,739
    Shinnihon Corp.                                           42,600    125,186
#   Shinsei Bank, Ltd.                                     1,694,000  3,302,659
    Shinsho Corp.                                             94,000    211,739

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- -----------
JAPAN -- (Continued)
    Shinwa Co., Ltd.                                         5,000 $    57,814
    Shionogi & Co., Ltd.                                   223,900   3,924,612
    Ship Healthcare Holdings, Inc.                          54,900   1,872,224
    Shiroki Corp.                                           85,000     163,121
    Shiseido Co., Ltd.                                     156,800   2,801,371
    Shizuki Electric Co., Inc.                              24,000      94,257
    Shizuoka Bank, Ltd. (The)                              566,000   5,408,133
    Shizuoka Gas Co., Ltd.                                 106,600     641,439
    Shobunsha Publications, Inc.                            15,400      95,132
    Shoko Co., Ltd.                                        139,000     185,249
#   Showa Aircraft Industry Co., Ltd.                       10,553     123,306
    Showa Corp.                                            122,400   1,346,023
#   Showa Denko K.K.                                     3,160,000   4,210,555
    Showa Sangyo Co., Ltd.                                 112,000     361,554
#   Showa Shell Sekiyu K.K.                                319,600   3,242,154
    Siix Corp.                                              40,700     597,646
#   Sinanen Co., Ltd.                                       93,000     353,102
    Sinfonia Technology Co., Ltd.                          161,000     247,657
#   Sinko Industries, Ltd.                                  24,200     230,068
    Sintokogio, Ltd.                                        98,600     708,543
    SKY Perfect JSAT Holdings, Inc.                        362,200   1,947,596
    SMC Corp.                                                5,100   1,214,084
#   SMK Corp.                                              130,000     484,973
    SMS Co., Ltd.                                           16,600     353,734
    Soda Nikka Co., Ltd.                                    13,000      55,752
    Sodick Co., Ltd.                                       116,000     430,725
    Soft99 Corp.                                            10,600      68,813
#   Softbank Corp.                                         185,332  13,803,127
#   Softbank Technology Corp.                                8,700     129,538
    Sogo Medical Co., Ltd.                                   9,100     376,462
    Sohgo Security Services Co., Ltd.                      100,300   2,126,462
    Sojitz Corp.                                         2,235,000   3,524,190
#   Sony Corp.                                             439,000   7,706,903
#   Sony Corp. Sponsored ADR                               355,389   6,269,062
#   Sony Financial Holdings, Inc.                          114,400   1,834,419
    Soshin Electric Co., Ltd.                                7,200      25,157
    Sotetsu Holdings, Inc.                                 328,000   1,172,228
    Sotoh Co., Ltd.                                          6,300      57,582
    Space Co., Ltd.                                         10,300      95,881
    SPK Corp.                                                5,700     104,882
#   Square Enix Holdings Co., Ltd.                          80,100   1,288,378
    Srg Takamiya Co., Ltd.                                   4,500      62,824
    ST Corp.                                                14,600     141,555
    St Marc Holdings Co., Ltd.                              19,500     924,183
    Stanley Electric Co., Ltd.                             122,300   2,710,652
    Star Micronics Co., Ltd.                                62,000     765,446
    Starbucks Coffee Japan, Ltd.                            46,700     496,658
    Start Today Co., Ltd.                                   52,200   1,093,928
    Starts Corp., Inc.                                      28,600     361,700
    Starzen Co., Ltd.                                       95,000     252,361
    Stella Chemifa Corp.                                    22,000     279,180
    Step Co., Ltd.                                           5,400      39,939

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Studio Alice Co., Ltd.                                   21,900 $   304,537
#   Sugi Holdings Co., Ltd.                                  27,100   1,218,944
    Sugimoto & Co., Ltd.                                     10,300     101,617
#   Sumco Corp.                                             170,160   1,305,895
    Sumida Corp.                                             30,600     184,538
    Suminoe Textile Co., Ltd.                               104,000     314,855
    Sumitomo Bakelite Co., Ltd.                             456,000   1,736,658
    Sumitomo Chemical Co., Ltd.                           2,034,000   7,630,842
    Sumitomo Corp.                                          596,100   7,737,666
    Sumitomo Densetsu Co., Ltd.                              35,500     437,770
    Sumitomo Electric Industries, Ltd.                      534,800   7,402,260
#   Sumitomo Forestry Co., Ltd.                             216,400   2,200,955
#   Sumitomo Heavy Industries, Ltd.                         978,480   4,163,333
    Sumitomo Metal Mining Co., Ltd.                         472,000   7,129,330
#*  Sumitomo Mitsui Construction Co., Ltd.                1,274,600   1,312,984
    Sumitomo Mitsui Financial Group, Inc.                   754,470  29,824,427
    Sumitomo Mitsui Trust Holdings, Inc.                  1,636,730   6,744,470
    Sumitomo Osaka Cement Co., Ltd.                         999,000   3,973,147
    Sumitomo Precision Products Co., Ltd.                    85,000     311,919
    Sumitomo Real Estate Sales Co., Ltd.                     15,680     470,312
    Sumitomo Realty & Development Co., Ltd.                  60,000   2,327,962
    Sumitomo Rubber Industries, Ltd.                        257,700   3,581,478
#   Sumitomo Seika Chemicals Co., Ltd.                      124,000     780,123
    Sumitomo Warehouse Co., Ltd. (The)                      274,000   1,328,573
#   Sun Frontier Fudousan Co., Ltd.                          20,500     205,278
    Sun-Wa Technos Corp.                                      8,100      69,903
    Suncall Corp.                                             6,000      34,541
    Sundrug Co., Ltd.                                        34,600   1,415,576
    Suruga Bank, Ltd.                                       177,000   3,036,253
    Suzuken Co., Ltd.                                       112,600   4,058,679
#   Suzuki Motor Corp.                                      219,700   5,668,273
#*  SWCC Showa Holdings Co., Ltd.                           575,000     551,819
    Sysmex Corp.                                             61,800   1,959,179
    Systena Corp.                                            32,800     227,572
    T Hasegawa Co., Ltd.                                     24,700     366,444
    T RAD Co., Ltd.                                         129,000     336,843
    T&D Holdings, Inc.                                      629,310   7,511,628
    T&K Toka Co., Ltd.                                       14,700     304,898
    T-Gaia Corp.                                             32,300     284,435
#   Tabuchi Electric Co., Ltd.                               39,000     257,549
#   Tachi-S Co., Ltd.                                        58,300     911,980
    Tachibana Eletech Co., Ltd.                              23,400     312,303
    Tadano, Ltd.                                            159,421   2,254,181
    Taihei Dengyo Kaisha, Ltd.                               24,000     157,579
    Taiheiyo Cement Corp.                                   672,000   2,357,301
    Taiheiyo Kouhatsu, Inc.                                 125,000     116,174
    Taiho Kogyo Co., Ltd.                                    32,500     307,296
#   Taikisha, Ltd.                                           50,300   1,088,330
    Taiko Bank, Ltd. (The)                                   27,000      55,755
#   Taiko Pharmaceutical Co., Ltd.                           22,500     327,647
#   Taisei Corp.                                            950,399   4,406,016
#   Taisei Lamick Co., Ltd.                                   5,700     138,883

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
    Taiyo Holdings Co., Ltd.                                  16,600 $  501,726
#   Taiyo Nippon Sanso Corp.                                 431,000  3,435,400
#   Taiyo Yuden Co., Ltd.                                    274,700  3,396,505
    Taka-Q, Ltd.                                              13,500     29,495
    Takagi Securities Co., Ltd.                               93,000    223,781
    Takamatsu Construction Group Co., Ltd.                    23,600    404,621
    Takano Co., Ltd.                                           7,900     39,381
#   Takaoka Toko Co., Ltd.                                    17,174    245,195
    Takara Holdings, Inc.                                    212,000  1,623,084
#   Takara Leben Co., Ltd.                                   110,300    302,528
    Takara Standard Co., Ltd.                                193,895  1,384,927
    Takasago International Corp.                             137,000    669,737
    Takasago Thermal Engineering Co., Ltd.                   137,200  1,341,409
#   Takashima & Co., Ltd.                                     67,000    146,601
    Takashimaya Co., Ltd.                                    497,000  4,708,675
    Takata Corp.                                              70,200  1,654,052
#   Take And Give Needs Co., Ltd.                             20,440    385,917
    Takeda Pharmaceutical Co., Ltd.                          133,600  6,009,345
#   Takeei Corp.                                              37,200    364,156
    Takeuchi Manufacturing Co., Ltd.                          20,800    604,200
    Takihyo Co., Ltd.                                          5,000     19,857
    Takiron Co., Ltd.                                         72,000    291,964
    Takisawa Machine Tool Co., Ltd.                          108,000    151,267
    Takuma Co., Ltd.                                         163,000  1,318,740
#   Tamron Co., Ltd.                                          37,400    935,493
#   Tamura Corp.                                             168,000    400,681
    Tanseisha Co., Ltd.                                       66,500    252,015
    Tatsuta Electric Wire and Cable Co., Ltd.                 72,700    363,782
    Tayca Corp.                                               39,000    107,322
    TBK Co., Ltd.                                             37,000    180,886
    TDK Corp.                                                 87,400  3,726,864
    TDK Corp. Sponsored ADR                                   48,131  2,052,306
#*  Teac Corp.                                                26,000     17,305
    TECHNO ASSOCIE Co., Ltd.                                   3,000     30,623
    Techno Ryowa, Ltd.                                         8,870     40,493
#   Teijin, Ltd.                                           1,744,750  4,288,686
#   Teikoku Electric Manufacturing Co., Ltd.                  10,000    284,869
    Teikoku Sen-I Co., Ltd.                                   19,700    282,093
    Teikoku Tsushin Kogyo Co., Ltd.                           70,000    115,196
#   Tekken Corp.                                             189,000    553,127
#*  tella, Inc.                                                5,800     62,706
    Terumo Corp.                                             101,900  2,022,269
    THK Co., Ltd.                                            162,600  3,436,793
    Tigers Polymer Corp.                                       6,700     27,199
#   Titan Kogyo K.K.                                           8,000     17,507
    TKC Corp.                                                 21,600    436,826
    Toa Corp.(6894508)                                       470,000    884,151
#   Toa Corp.(6894434)                                        33,000    332,163
    Toa Oil Co., Ltd.                                        146,000    224,120
    TOA ROAD Corp.                                           108,000    492,946
#   Toabo Corp.                                              164,000    112,430
    Toagosei Co., Ltd.                                       441,500  1,847,445

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
#*  Tobishima Corp.                                         267,600 $  390,928
#   Tobu Railway Co., Ltd.                                  327,000  1,599,351
    Tobu Store Co., Ltd.                                     30,000     77,154
    TOC Co., Ltd.                                           101,800    692,448
    Tocalo Co., Ltd.                                         27,500    429,933
    Tochigi Bank, Ltd. (The)                                198,000    771,851
    Toda Corp.                                              455,000  1,594,588
#   Toda Kogyo Corp.                                        105,000    283,883
    Toei Animation Co., Ltd.                                  4,100    107,113
    Toei Co., Ltd.                                          163,000    912,545
    Toenec Corp.                                             62,000    300,144
    Toho Bank, Ltd. (The)                                   343,000  1,148,793
#   Toho Co., Ltd.(6895200)                                  44,900    864,425
    Toho Co., Ltd.(6895211)                                  45,000    161,971
#   Toho Gas Co., Ltd.                                      337,000  1,653,509
    Toho Holdings Co., Ltd.                                  98,500  1,985,587
#*  Toho Titanium Co., Ltd.                                  59,300    369,947
    Toho Zinc Co., Ltd.                                     308,000    979,955
    Tohoku Bank, Ltd. (The)                                 161,000    230,164
    Tohoku Electric Power Co., Inc.                         143,200  1,362,801
    Tohto Suisan Co., Ltd.                                   61,000    118,994
#   Tokai Carbon Co., Ltd.                                  474,000  1,520,718
    Tokai Corp/Gifu                                          12,500    317,783
    TOKAI Holdings Corp.                                    139,400    483,281
    Tokai Lease Co., Ltd.                                    40,000     71,698
    Tokai Rika Co., Ltd.                                    112,300  1,951,685
#   Tokai Rubber Industries, Ltd.                            87,100    900,942
    Tokai Tokyo Financial Holdings, Inc.                    177,300  1,191,191
#   Token Corp.                                              14,970    664,525
    Tokio Marine Holdings, Inc.                             293,812  8,657,441
#   Tokio Marine Holdings, Inc. ADR                          63,004  1,856,098
    Tokushu Tokai Paper Co., Ltd.                           148,380    327,118
    Tokuyama Corp.                                          748,000  2,169,339
    Tokyo Broadcasting System Holdings, Inc.                 23,000    249,850
    Tokyo Derica Co., Ltd.                                   15,100    219,865
    Tokyo Dome Corp.                                        395,000  1,768,946
*   Tokyo Electric Power Co., Inc.                          457,612  1,730,802
#   Tokyo Electron Device, Ltd.                               9,600    126,505
    Tokyo Electron, Ltd.                                    129,800  7,382,481
    Tokyo Energy & Systems, Inc.                             39,000    203,349
    Tokyo Gas Co., Ltd.                                     376,000  1,970,018
#   Tokyo Keiki, Inc.                                       104,000    290,757
#*  Tokyo Kikai Seisakusho, Ltd.                            103,000     84,821
#   Tokyo Rakutenchi Co., Ltd.                               38,000    174,748
#*  Tokyo Rope Manufacturing Co., Ltd.                      304,000    443,826
    Tokyo Sangyo Co., Ltd.                                   24,500     96,245
    Tokyo Seimitsu Co., Ltd.                                 77,700  1,309,393
#   Tokyo Steel Manufacturing Co., Ltd.                     191,900    938,225
    Tokyo Tatemono Co., Ltd.                                380,000  3,030,422
    Tokyo Tekko Co., Ltd.                                    95,000    356,809
#   Tokyo Theatres Co., Inc.                                130,000    176,910
#   Tokyo Tomin Bank, Ltd. (The)                             82,600    856,983

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
#   Tokyu Construction Co., Ltd.                             116,680 $  516,627
#   Tokyu Corp.                                              364,000  2,292,556
    Tokyu Fudosan Holdings Corp.                             586,294  4,262,330
#   Tokyu Recreation Co., Ltd.                                22,819    133,653
    Toli Corp.                                                66,000    127,382
    Tomato Bank, Ltd.                                        126,000    208,228
    Tomen Devices Corp.                                        3,000     49,844
    Tomen Electronics Corp.                                   18,200    291,632
    Tomoe Corp.                                               48,600    210,553
    Tomoe Engineering Co., Ltd.                               10,000    157,725
    Tomoegawa Co., Ltd.                                       17,000     32,437
    Tomoku Co., Ltd.                                          94,000    252,472
    TOMONY Holdings, Inc.                                    248,700  1,057,522
#   Tomy Co., Ltd.                                           154,500    733,156
    Tonami Holdings Co., Ltd.                                 88,000    160,306
#   TonenGeneral Sekiyu K.K.                                  91,000    859,571
#   Topcon Corp.                                              55,600    969,646
    Toppan Forms Co., Ltd.                                   105,700    971,200
#   Toppan Printing Co., Ltd.                                547,000  3,756,714
    Topre Corp.                                               83,000    839,862
    Topy Industries, Ltd.                                    415,000    702,698
#   Toray Industries, Inc.                                   526,000  3,433,080
#   Toridoll.corp                                             22,300    220,493
    Torigoe Co., Ltd. (The)                                   11,000     74,566
#   Torishima Pump Manufacturing Co., Ltd.                    44,800    549,318
    Tose Co., Ltd.                                             3,800     26,107
    Tosei Corp.                                               58,300    352,722
    Toshiba Corp.                                          1,186,000  4,645,398
#   Toshiba Machine Co., Ltd.                                219,000    983,557
    Toshiba Plant Systems & Services Corp.                    68,000  1,000,464
    Toshiba TEC Corp.                                        333,000  2,169,379
    Tosho Co., Ltd.                                            8,500    142,953
    Tosho Printing Co., Ltd.                                  75,000    287,647
    Tosoh Corp.                                            1,104,000  4,212,758
#   Totetsu Kogyo Co., Ltd.                                   45,400    921,848
    TOTO, Ltd.                                               133,000  1,881,332
    Tottori Bank, Ltd. (The)                                  69,000    122,832
    Toukei Computer Co., Ltd.                                  3,200     43,178
    Towa Bank, Ltd. (The)                                    638,000    605,953
#   Towa Corp.                                                45,700    232,188
#   Towa Pharmaceutical Co., Ltd.                             26,300  1,123,674
#   Toyo Construction Co., Ltd.                              137,300    486,681
#   Toyo Denki Seizo - Toyo Electric Manufacturing Co.,
      Ltd.                                                    74,000    266,296
#   Toyo Engineering Corp.                                   215,000    948,679
    Toyo Ink SC Holdings Co., Ltd.                           443,000  1,807,153
#   Toyo Kanetsu K.K.                                        271,000    645,099
    Toyo Kohan Co., Ltd.                                      94,000    455,313
    Toyo Machinery & Metal Co., Ltd.                           6,300     33,171
    Toyo Securities Co., Ltd.                                184,000    506,884
    Toyo Seikan Group Holdings, Ltd.                         238,900  3,552,891
    Toyo Sugar Refining Co., Ltd.                             29,000     27,526
    Toyo Suisan Kaisha, Ltd.                                  59,000  1,889,844

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
#   Toyo Tanso Co., Ltd.                                     18,800 $   452,628
    Toyo Tire & Rubber Co., Ltd.                            410,000   3,057,310
    Toyo Wharf & Warehouse Co., Ltd.                        118,000     236,575
    Toyobo Co., Ltd.                                      1,923,000   3,105,360
    Toyoda Gosei Co., Ltd.                                  138,500   2,551,977
#   Toyota Boshoku Corp.                                    142,800   1,476,173
    Toyota Motor Corp.                                      437,186  23,620,350
    Toyota Motor Corp. Sponsored ADR                        373,184  40,460,609
    Toyota Tsusho Corp.                                     238,525   6,282,559
    TPR Co., Ltd.                                            47,300     697,879
    Trancom Co., Ltd.                                        13,900     488,781
    Transcosmos, Inc.                                        40,000     745,728
    Trend Micro, Inc.                                        46,700   1,510,605
    Trend Micro, Inc. Sponsored ADR                           3,540     114,307
    Trinity Industrial Corp.                                  3,000      12,890
    Trusco Nakayama Corp.                                    40,461     911,874
    TS Tech Co., Ltd.                                       101,400   2,704,320
    TSI Holdings Co., Ltd.                                  162,590   1,096,446
    Tsubakimoto Chain Co.                                   341,000   2,433,668
    Tsubakimoto Kogyo Co., Ltd.                              24,000      65,435
    Tsuchiya Holdings Co., Ltd.                               1,200       3,516
#*  Tsudakoma Corp.                                          78,000     103,633
#   Tsugami Corp.                                           105,000     596,580
    Tsukamoto Corp. Co., Ltd.                                37,000      48,216
    Tsukishima Kikai Co., Ltd.                               50,000     532,100
    Tsukuba Bank, Ltd.                                      173,300     625,322
    Tsukui Corp.                                             46,800     525,491
#   Tsumura & Co.                                           100,000   2,376,901
    Tsuruha Holdings, Inc.                                   18,100   1,821,703
    Tsurumi Manufacturing Co., Ltd.                          25,000     305,361
    TYK Corp.                                                34,000      66,717
    Tyo, Inc.                                                95,600     152,090
    UACJ Corp.                                              475,144   1,879,474
#   Ube Industries, Ltd.                                  2,271,200   3,847,902
    Uchida Yoko Co., Ltd.                                    85,000     237,698
    UKC Holdings Corp.                                       22,600     363,604
*   Ulvac, Inc.                                             113,600   2,152,965
#   Unicharm Corp.                                           17,000     921,876
*   Uniden Corp.                                             42,000      97,398
    Union Tool Co.                                           18,400     431,349
#   Unipres Corp.                                            79,800   1,541,821
    United Arrows, Ltd.                                      39,900   1,543,248
*   Unitika, Ltd.                                         1,183,000     671,098
    Universal Entertainment Corp.                            35,600     632,711
    UNY Group Holdings Co., Ltd.                            484,400   3,126,104
#*  Usen Corp.                                              161,600     596,238
    Ushio, Inc.                                             194,700   2,543,098
    USS Co., Ltd.                                            95,700   1,394,938
    UT Holdings Co., Ltd.                                    34,100     207,427
    Utoc Corp.                                               18,700      65,145
#   V Technology Co., Ltd.                                    7,500     220,515
    Valor Co., Ltd.                                          77,700   1,007,074

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
#   Village Vanguard Co., Ltd.                                8,500 $   99,889
    Vital KSK Holdings, Inc.                                 54,585    386,516
    Vitec Co., Ltd.                                           2,000     15,357
#   VT Holdings Co., Ltd.                                    91,500    524,568
    Wacoal Holdings Corp.                                   249,000  2,456,197
#   Wacom Co., Ltd.                                         231,900  1,516,600
    Wakachiku Construction Co., Ltd.                        198,000    302,172
    Wakamoto Pharmaceutical Co., Ltd.                         9,000     23,781
    Wakita & Co., Ltd.                                       89,800  1,019,278
    Warabeya Nichiyo Co., Ltd.                               29,600    552,614
    Watabe Wedding Corp.                                      9,400     62,643
#   WATAMI Co., Ltd.                                         47,900    697,600
    Weathernews, Inc.                                        11,100    291,206
#   Welcia Holdings Co., Ltd.                                15,500    937,639
    Wellnet Corp.                                             6,900    110,348
#   West Holdings Corp.                                      22,800    306,925
    West Japan Railway Co.                                   52,700  2,137,137
    Wood One Co., Ltd.                                       40,000    111,944
    Wowow, Inc.                                               6,100    204,950
    Xebio Co., Ltd.                                          53,900    996,832
    Y A C Co., Ltd.                                          13,500     77,388
    Yachiyo Bank, Ltd. (The)                                 32,400    875,814
    Yachiyo Industry Co., Ltd.                                1,100      7,589
    Yahagi Construction Co., Ltd.                            50,800    499,101
#   Yahoo Japan Corp.                                       258,100  1,127,505
    Yaizu Suisankagaku Industry Co., Ltd.                     9,800     91,467
#   Yakult Honsha Co., Ltd.                                  21,400  1,156,671
    YAMABIKO Corp.                                           14,335    533,811
#   Yamada Denki Co., Ltd.                                  901,100  3,329,088
    Yamagata Bank, Ltd. (The)                               269,000  1,151,379
    Yamaguchi Financial Group, Inc.                         386,000  3,559,617
    Yamaha Corp.                                            229,600  3,076,334
#   Yamaha Motor Co., Ltd.                                  279,000  4,306,867
#   Yamaichi Electronics Co., Ltd.                           61,900    248,840
    Yamanashi Chuo Bank, Ltd. (The)                         300,000  1,299,873
    Yamatane Corp.                                          271,000    399,288
    Yamato Corp.                                             26,000     86,504
    Yamato Holdings Co., Ltd.                               191,600  3,942,779
    Yamato Kogyo Co., Ltd.                                   57,700  1,663,965
    Yamaya Corp.                                              6,110    111,593
    Yamazaki Baking Co., Ltd.                               214,000  2,614,719
#   Yamazen Corp.                                            90,100    582,075
#   Yaoko Co., Ltd.                                          15,300    693,539
#   Yaskawa Electric Corp.                                  158,000  1,781,554
    Yasuda Warehouse Co., Ltd. (The)                         26,200    271,006
    Yellow Hat, Ltd.                                         29,300    561,733
    Yodogawa Steel Works, Ltd.                              121,000    477,023
    Yokogawa Bridge Holdings Corp.                           55,600    737,262
    Yokogawa Electric Corp.                                 167,700  2,292,753
    Yokohama Reito Co., Ltd.                                 88,700    718,009
    Yokohama Rubber Co., Ltd. (The)                         433,000  3,867,562
    Yokowo Co., Ltd.                                         22,200    110,455

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                        SHARES      VALUE++
                                                       --------- --------------
JAPAN -- (Continued)
    Yomeishu Seizo Co., Ltd.                               2,000 $       18,655
    Yomiuri Land Co., Ltd.                                98,000        378,506
    Yondenko Corp.                                        23,000         81,712
    Yondoshi Holdings, Inc.                               35,700        635,646
    Yonekyu Corp.                                            900          7,260
    Yonex Co., Ltd.                                        9,400         55,514
    Yorozu Corp.                                          28,100        525,230
    Yuasa Funashoku Co., Ltd.                             14,000         33,337
#   Yuasa Trading Co., Ltd.                              356,000        677,366
    Yuken Kogyo Co., Ltd.                                 80,000        163,459
    Yuki Gosei Kogyo Co., Ltd.                            11,000         27,504
#   Yumeshin Holdings Co., Ltd.                           32,700        280,675
    Yurtec Corp.                                          67,000        312,705
    Yusen Logistics Co., Ltd.                             37,400        430,709
    Yushin Precision Equipment Co., Ltd.                   5,226        150,845
    Yushiro Chemical Industry Co., Ltd.                   15,100        152,299
    Yutaka Foods Corp.                                     4,000         72,374
    Yutaka Giken Co., Ltd.                                   200          4,386
#   Zappallas, Inc.                                       11,600         76,381
#   Zenrin Co., Ltd.                                      53,900        549,782
#   Zensho Holdings Co., Ltd.                            176,600      1,785,279
    Zeon Corp.                                           411,000      3,821,622
#   ZERIA Pharmaceutical Co., Ltd.                        33,399        700,231
#   Zuiko Corp.                                            4,200        233,860
                                                                 --------------
TOTAL JAPAN                                                       2,181,677,456
                                                                 --------------
NETHERLANDS -- (2.4%)
    Aalberts Industries NV                               171,947      5,727,860
#   Accell Group                                          30,140        598,992
    Aegon NV(007924103)                                  106,518        982,096
    Aegon NV(5927375)                                  1,651,997     15,142,882
    Akzo Nobel NV                                        181,929     14,019,826
    Akzo Nobel NV Sponsored ADR                           70,415      1,800,512
*   AMG Advanced Metallurgical Group NV                   58,382        587,254
    Amsterdam Commodities NV                              24,112        599,275
*   APERAM                                                86,093      2,240,017
    Arcadis NV                                           107,528      3,821,770
#   ArcelorMittal(B295F26)                               456,502      7,418,158
    ArcelorMittal(B03XPL1)                               540,606      8,790,921
    ASM International NV(N07045102)                          343         14,931
    ASM International NV(5165294)                        101,566      4,444,872
#   ASML Holding NV(B929F46)                              58,212      4,750,921
    ASML Holding NV(B908F01)                              40,988      3,336,013
#   BE Semiconductor Industries NV                       107,056      1,826,830
    Beter Bed Holding NV                                  13,418        317,108
    BinckBank NV                                         119,568      1,350,991
    Brunel International NV                               16,906      1,145,237
    Corbion NV                                            61,462      1,425,466
    Delta Lloyd NV                                       390,319     10,272,398
    Exact Holding NV                                      14,475        510,501
    Fugro NV                                             119,667      7,929,689
*   Galapagos NV                                          31,337        678,216

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                        SHARES     VALUE++
                                                       --------- ------------
NETHERLANDS -- (Continued)
#   Gemalto NV                                            71,209 $  7,961,557
#*  Grontmij                                              99,056      530,022
#   Heijmans NV                                           40,472      726,064
#   Heineken NV                                           62,584    4,346,924
    Hunter Douglas NV                                      1,366       68,606
*   ING Groep NV                                         704,447   10,069,968
#*  ING Groep NV Sponsored ADR                         1,520,098   21,737,401
    KAS Bank NV                                           13,763      203,337
    Kendrion NV                                           11,258      383,463
    Koninklijke Ahold NV                                 950,325   18,371,585
    Koninklijke Ahold NV Sponsored ADR                    20,012      386,037
#   Koninklijke BAM Groep NV                             472,043    2,559,522
    Koninklijke Boskalis Westminster NV                  142,881    8,098,021
    Koninklijke DSM NV                                   158,584   11,387,563
*   Koninklijke KPN NV                                 4,010,074   14,247,260
    Koninklijke Philips NV(500472303)                    328,014   10,483,327
    Koninklijke Philips NV(5986622)                      527,325   16,881,334
    Koninklijke Ten Cate NV                               56,742    1,690,571
#   Koninklijke Vopak NV                                  88,611    4,418,242
    Koninklijke Wessanen NV                              167,287      988,342
#*  Macintosh Retail Group NV                             49,262      535,387
#   Nederland Apparatenfabriek                             3,562      158,345
    Nutreco NV                                           128,018    5,959,640
*   Ordina NV                                            184,943      534,675
*   PostNL NV                                            573,150    2,519,175
    Randstad Holding NV                                  172,282   10,068,099
#   Reed Elsevier NV                                     206,813    4,221,228
#   Reed Elsevier NV Sponsored ADR                        45,688    1,920,723
#*  Royal Imtech NV                                      359,606      701,102
*   SBM Offshore NV                                      340,469    6,232,042
    Sligro Food Group NV                                  24,312    1,017,544
#*  SNS Reaal NV                                         262,485           --
    Telegraaf Media Groep NV                              22,328      209,736
    TKH Group NV                                          68,852    2,399,563
    TNT Express NV                                       690,079    6,218,675
*   TomTom NV                                            278,537    1,974,999
#   Unilever NV(B12T3J1)                                 240,364   10,307,074
#   Unilever NV(904784709)                                41,500    1,777,030
    USG People NV                                        126,286    2,184,934
*   Van Lanschot NV                                          214        5,591
#   Wolters Kluwer NV                                    369,563   10,301,900
#   Ziggo NV                                             120,289    5,223,291
                                                                 ------------
TOTAL NETHERLANDS                                                 309,742,635
                                                                 ------------
NEW ZEALAND -- (0.2%)
*   a2 Milk Co., Ltd.                                     39,073       27,349
#   Abano Healthcare Group, Ltd.                          13,023       74,101
    Air New Zealand, Ltd.                                855,521    1,550,261
    Auckland International Airport, Ltd.               1,435,206    4,915,467
#*  Bathurst Resources, Ltd.                             558,054       32,276
    Chorus, Ltd.                                         127,580      194,927
    Chorus, Ltd. ADR                                      10,487       78,338
    Contact Energy, Ltd.                                 509,537    2,502,822

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
NEW ZEALAND -- (Continued)
#*  Diligent Board Member Services, Inc.                      5,821 $    22,857
    Ebos Group, Ltd.                                         36,626     296,907
#   Fisher & Paykel Healthcare Corp., Ltd.                  579,157   2,041,478
    Fletcher Building, Ltd.(6341606)                        455,425   3,872,629
#   Fletcher Building, Ltd.(6341617)                         96,640     817,320
    Freightways, Ltd.                                       100,933     435,444
    Hallenstein Glasson Holdings, Ltd.                       16,145      48,356
    Heartland New Zealand, Ltd.                              12,825       9,732
    Infratil, Ltd.                                          550,951   1,093,455
    Kathmandu Holdings, Ltd.                                 12,855      40,422
    Mainfreight, Ltd.                                        54,911     634,588
    Metlifecare, Ltd.                                         4,324      15,347
    Michael Hill International, Ltd.                         72,300      82,431
    New Zealand Oil & Gas, Ltd.                             416,158     278,312
    New Zealand Refining Co., Ltd. (The)                     66,827     108,301
    Nuplex Industries, Ltd.                                 262,429     793,029
    NZX, Ltd.                                                71,242      76,949
*   Pacific Edge, Ltd.                                       20,054      18,922
    PGG Wrightson, Ltd.                                     151,904      53,197
*   Pike River Coal, Ltd.                                   224,242          --
    Port of Tauranga, Ltd.                                   76,138     945,478
*   Pumpkin Patch, Ltd.                                      37,217      17,342
    Restaurant Brands New Zealand, Ltd.                     145,276     394,750
*   Rubicon, Ltd.                                            64,229      20,019
    Ryman Healthcare, Ltd.                                  224,882   1,679,899
    Sanford, Ltd.                                            31,342     112,766
    Skellerup Holdings, Ltd.                                 20,500      31,450
    Sky Network Television, Ltd.                            326,242   1,882,994
    SKYCITY Entertainment Group, Ltd.                       588,818   2,150,117
    Steel & Tube Holdings, Ltd.                              25,952      68,767
    Telecom Corp. of New Zealand, Ltd.                    1,604,822   3,833,856
    Tourism Holdings, Ltd.                                   23,932      23,808
    Tower, Ltd.                                             175,303     245,339
    Trade Me Group, Ltd.                                     82,956     283,087
#   TrustPower, Ltd.                                         75,810     437,910
    Vector, Ltd.                                            261,830     578,813
    Warehouse Group, Ltd. (The)                              80,449     235,316
#*  Xero, Ltd.                                               16,851     463,609
                                                                    -----------
TOTAL NEW ZEALAND                                                    33,520,537
                                                                    -----------
NORWAY -- (0.9%)
#   ABG Sundal Collier Holding ASA                          454,248     421,622
#*  Agasti Holding ASA                                       49,859      11,152
#   Aker ASA Class A                                         39,331   1,332,242
    Aker Solutions ASA                                       91,971   1,473,606
#*  American Shipping ASA                                    31,847     239,843
*   Archer, Ltd.                                            686,488     936,357
#   Atea ASA                                                126,818   1,457,662
    Austevoll Seafood ASA                                   164,517   1,065,685
    Bakkafrost P/F                                           28,641     448,514
#*  Bionor Pharma ASA                                        71,347      23,799
    Bonheur ASA                                              16,775     326,164

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
NORWAY -- (Continued)
    BW Offshore, Ltd.                                       878,110 $ 1,148,363
*   BWG Homes ASA                                           107,699     212,151
    Cermaq ASA                                               96,146   1,136,432
*   Deep Sea Supply P.L.C.                                  153,765     229,380
#*  Det Norske Oljeselskap ASA                               41,571     454,607
#   DNB ASA                                                 567,746  10,063,592
*   DNO International ASA                                   662,209   2,299,844
*   DOF ASA                                                  67,981     312,690
*   Dolphin Group A.S.                                       80,452      78,443
#   Ekornes ASA                                              24,912     394,184
#*  Electromagnetic GeoServices A.S.                        146,987     175,997
#   Eltek ASA                                               321,422     441,047
    Evry ASA                                                 62,231     107,540
    Farstad Shipping ASA                                      7,858     161,871
    Fred Olsen Energy ASA                                    30,682     978,722
#*  Frontline, Ltd.                                         145,390     474,504
    Ganger Rolf ASA                                          23,563     440,115
#   Gjensidige Forsikring ASA                               120,786   2,229,063
    Golar LNG, Ltd.                                          19,800     875,160
    Golden Ocean Group, Ltd.                                752,672   1,334,783
*   Grieg Seafood ASA                                        62,647     255,510
*   Havila Shipping ASA                                       3,252      18,886
#   Hexagon Composites ASA                                   75,590     469,260
*   Hoegh LNG Holdings, Ltd.                                 35,700     348,680
*   Hurtigruten ASA                                         446,405     330,078
#*  InterOil Exploration and Production ASA                 307,648      53,938
*   Kongsberg Automotive Holding ASA                      1,241,040   1,247,624
#   Kongsberg Gruppen A.S.                                   29,458     691,489
    Kvaerner ASA                                            404,398     810,037
    Leroy Seafood Group ASA                                  27,472     973,005
#   Marine Harvest ASA                                      345,182   4,233,655
#*  Nordic Semiconductor ASA                                281,940   1,581,813
#   Norsk Hydro ASA                                       1,292,989   6,934,549
#   Norsk Hydro ASA Sponsored ADR                            50,900     273,842
#*  Norske Skogindustrier ASA                               324,882     246,313
    Northern Offshore, Ltd.                                  34,847      53,688
#*  Norwegian Air Shuttle A.S.                               50,957   2,028,679
#*  Norwegian Energy Co. ASA                              2,548,866      72,936
#*  Odfjell SE Class A                                       41,255     206,224
    Olav Thon Eiendomsselskap ASA                               436      80,551
    Opera Software ASA                                       94,210   1,217,759
#   Orkla ASA                                               590,895   4,887,048
*   Panoro Energy ASA                                       810,844     453,294
#   Petroleum Geo-Services ASA                              447,482   5,402,760
*   PhotoCure ASA                                             4,035      17,082
    Prosafe SE                                              219,616   1,935,685
*   Q-Free ASA                                               66,600     165,187
#*  REC Silicon ASA                                       3,667,227   2,051,240
*   REC Solar ASA                                            47,098     711,288
*   Salmar ASA                                               50,928     737,201
#   Schibsted ASA                                            25,749   1,481,611
    Seadrill, Ltd.                                           75,524   2,642,639

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                         SHARES     VALUE++
                                                       ---------- ------------
NORWAY -- (Continued)
#*  Sevan Drilling A.S.                                   460,763 $    243,896
#*  Sevan Marine ASA                                       66,506      266,396
*   Siem Offshore, Inc.                                   222,158      336,259
    Solstad Offshore ASA                                    7,538      138,775
#*  Songa Offshore                                        267,146      109,863
    SpareBank 1 SMN                                        71,311      633,302
#   SpareBank 1 SR Bank ASA                               114,927    1,114,687
    Statoil ASA                                           131,815    4,018,432
#   Statoil ASA Sponsored ADR                             405,259   12,348,242
    Stolt-Nielsen, Ltd.                                    32,237      871,605
*   Storebrand ASA                                        717,679    4,028,593
#   Subsea 7 SA                                           284,104    5,688,972
    Telenor ASA                                           145,545    3,419,872
#   TGS Nopec Geophysical Co. ASA                          61,850    2,133,477
#   Tomra Systems ASA                                     162,726    1,514,141
    TTS Group ASA                                          11,319       12,389
#   Veidekke ASA                                           60,301      646,945
#   Wilh Wilhelmsen ASA                                    51,629      499,728
#   Wilh Wilhelmsen Holding ASA Class A                    19,944      632,762
#   Yara International ASA                                147,299    6,963,036
                                                                  ------------
TOTAL NORWAY                                                       119,520,057
                                                                  ------------
PORTUGAL -- (0.3%)
    Altri SGPS SA                                         292,443      993,826
#*  Banco BPI SA                                          769,751    1,975,758
#*  Banco Comercial Portugues SA                       18,258,175    5,548,563
#*  Banco Espirito Santo SA                             3,375,184    5,982,625
#   Corticeira Amorim SGPS SA                             169,781      726,272
    EDP - Energias de Portugal SA                         659,365    3,202,970
    EDP - Energias de Portugal SA Sponsored ADR             7,202      348,577
*   EDP Renovaveis SA                                     417,394    2,862,337
    Galp Energia SGPS SA                                  133,651    2,316,442
#*  Impresa SGPS SA                                        49,210      123,960
    Jeronimo Martins SGPS SA                               62,423    1,091,739
    Mota-Engil SGPS SA                                    163,357    1,250,517
#   Novabase SGPS SA                                       12,258       67,512
    Portucel SA                                           365,473    1,732,915
    Portugal Telecom SGPS SA                              953,354    3,960,874
#   REN - Redes Energeticas Nacionais SGPS SA             249,044      936,627
    Semapa-Sociedade de Investimento e Gestao             112,900    1,692,448
    Sonae                                               2,169,007    4,080,453
*   Sonae Industria SGPS SA                               132,969      112,785
#   Teixeira Duarte SA                                    172,937      266,050
    ZON Optimus SGPS SA                                   276,769    2,002,251
                                                                  ------------
TOTAL PORTUGAL                                                      41,275,501
                                                                  ------------
SINGAPORE -- (1.2%)
*   Abterra, Ltd.                                         189,000       88,816
*   Acma, Ltd.                                             22,000          439
    Amara Holdings, Ltd.                                  248,000      106,094
    Amtek Engineering, Ltd.                               626,000      310,060
    ASL Marine Holdings, Ltd.                             282,800      162,913
#*  Ausgroup, Ltd.                                      1,048,939      382,529
    Banyan Tree Holdings, Ltd.                            409,000      205,909

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
SINGAPORE -- (Continued)
#   Biosensors International Group, Ltd.                  2,109,901 $ 1,602,449
    Bonvests Holdings, Ltd.                                  51,600      55,634
    Boustead Singapore, Ltd.                                455,000     688,251
    Breadtalk Group, Ltd.                                   160,000     178,978
*   Broadway Industrial Group, Ltd.                         520,000     114,347
    Bukit Sembawang Estates, Ltd.                           125,000     582,881
    Bund Center Investment, Ltd.                          1,264,000     206,965
    CapitaLand, Ltd.                                      2,760,500   7,064,879
    Centurion Corp., Ltd.                                   321,000     183,676
    CH Offshore, Ltd.                                       330,000     110,700
    China Aviation Oil Singapore Corp., Ltd.                334,800     232,763
#   China Merchants Holdings Pacific, Ltd.                  148,000     113,951
    Chip Eng Seng Corp., Ltd.                             1,209,000     738,899
    City Developments, Ltd.                                 401,000   3,474,267
    Cityspring Infrastructure Trust                         124,000      47,064
    ComfortDelGro Corp., Ltd.                             1,857,169   3,149,425
#   Cosco Corp. Singapore, Ltd.                           2,268,000   1,306,131
    CSC Holdings, Ltd.                                      396,000      26,891
    CSE Global, Ltd.                                        748,000     355,218
    CWT, Ltd.                                               501,000     582,298
    DBS Group Holdings, Ltd.                                869,655  11,781,357
#   Del Monte Pacific, Ltd.                                 292,000     143,551
*   Delong Holdings, Ltd.                                   207,200      63,414
    DMX Technologies Group, Ltd.                            256,000      40,925
#   Dyna-Mac Holdings, Ltd.                                 415,000     135,964
#   Elec & Eltek International Co., Ltd.                     20,000      31,714
    Eu Yan Sang International, Ltd.                          44,400      29,246
*   euNetworks Group, Ltd.                                   41,380      21,019
#   Ezion Holdings, Ltd.                                    898,800   1,633,884
    Ezra Holdings, Ltd.                                   1,638,000   1,375,817
    Falcon Energy Group, Ltd.                               572,000     160,219
    Far East Orchard, Ltd.                                  255,401     381,467
#   First Resources, Ltd.                                   659,000   1,353,400
    FJ Benjamin Holdings, Ltd.                              527,000      90,711
    Food Empire Holdings, Ltd.                              144,800      45,548
    Fragrance Group, Ltd.                                 1,448,000     288,987
*   Gallant Venture, Ltd.                                 1,140,000     273,365
    Genting Singapore P.L.C.                              1,183,000   1,253,511
    Global Logistic Properties, Ltd.                        693,000   1,579,408
*   Global Yellow Pages, Ltd.                                29,000       1,786
    GMG Global, Ltd.                                      5,413,000     388,780
    Golden Agri-Resources, Ltd.                           6,820,569   3,327,308
    Goodpack, Ltd.                                          487,000     932,939
    GP Industries, Ltd.                                     174,000      65,184
    Great Eastern Holdings, Ltd.                             19,000     288,283
#   GuocoLand, Ltd.                                         425,221     723,468
#   GuocoLeisure, Ltd.                                      982,000     757,244
*   Healthway Medical Corp., Ltd.                         2,362,133     120,560
    HG Metal Manufacturing, Ltd.                            300,000      22,493
    Hi-P International, Ltd.                                525,000     243,315
    Hiap Hoe, Ltd.                                          128,000      93,128
    Hiap Seng Engineering, Ltd.                             120,000      20,599

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
SINGAPORE -- (Continued)
    Ho Bee Land, Ltd.                                        466,000 $  852,860
    Hong Fok Corp., Ltd.                                     581,080    376,045
    Hong Leong Asia, Ltd.                                    216,000    275,132
    Hongkong Land Holdings, Ltd.                             197,000  1,380,678
    Hotel Grand Central, Ltd.                                133,492    127,511
    Hotel Properties, Ltd.                                   381,000  1,130,083
    Hour Glass, Ltd. (The)                                    50,000     67,894
    HTL International Holdings, Ltd.                         328,000     77,348
    HupSteel, Ltd.                                           145,000     24,246
    Hutchison Port Holdings Trust                          3,342,000  2,274,422
    Hwa Hong Corp., Ltd.                                     280,000     68,168
#   Hyflux, Ltd.                                             785,000    751,619
    Indofood Agri Resources, Ltd.                          1,075,000    915,511
    InnoTek, Ltd.                                             87,000     22,205
*   International Healthway Corp., Ltd.                       47,620     11,574
#*  Interra Resources, Ltd.                                  365,000    112,321
    IPC Corp., Ltd.                                          974,000    116,676
    ISDN Holdings, Ltd.                                       39,000     13,445
    Jardine Cycle & Carriage, Ltd.                            38,838  1,456,267
    Jaya Holdings, Ltd.                                      526,000    334,546
*   Jiutian Chemical Group, Ltd.                           2,526,000    147,335
*   Jurong Technologies Industrial Corp., Ltd.               213,200         --
    K1 Ventures, Ltd.                                      1,011,000    159,201
    Keppel Corp., Ltd.                                       378,200  3,182,186
    Keppel Infrastructure Trust                              170,400    142,738
    Keppel Land, Ltd.                                        680,000  1,881,183
    Keppel Telecommunications & Transportation, Ltd.         139,000    198,150
    Koh Brothers Group, Ltd.                                 193,000     47,762
    LCD Global Investments, Ltd.                             719,400    104,520
    Lee Kim Tah Holdings, Ltd.                                60,000     44,382
*   Li Heng Chemical Fibre Technologies, Ltd.              1,245,000     89,230
    Lian Beng Group, Ltd.                                  1,030,000    576,159
*   Linc Energy, Ltd.                                        526,535    495,561
*   LionGold Corp., Ltd.                                   1,707,000    133,777
    Low Keng Huat Singapore, Ltd.                            293,000    162,597
    Lum Chang Holdings, Ltd.                                 160,000     44,707
    M1, Ltd.                                                 338,000    908,171
*   Manhattan Resources, Ltd.                                178,000     88,222
    Marco Polo Marine, Ltd.                                  269,000     80,610
#   Memstar Technology, Ltd.                               1,337,000     17,106
*   Mercator Lines Singapore, Ltd.                            12,000        969
    Mermaid Maritime PCL                                     404,000    156,642
    Mewah International, Inc.                                604,000    226,799
#   Midas Holdings, Ltd.                                   1,981,000    744,704
    Nam Cheong Ltd                                         2,302,000    653,139
#*  Neptune Orient Lines, Ltd.                             2,086,000  1,691,898
#   Noble Group, Ltd.                                      4,423,000  4,554,272
    NSL, Ltd.                                                 75,000     94,293
*   Oceanus Group, Ltd.                                    4,001,000     54,285
#   Olam International, Ltd.                               2,839,809  5,067,404
#   OSIM International, Ltd.                                 370,000    857,251
#   OUE Hospitality Trust                                     81,999     56,917

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
SINGAPORE -- (Continued)
    OUE, Ltd.                                                492,000 $  892,040
#   Oversea-Chinese Banking Corp., Ltd.                      993,084  7,658,842
    Oxley Holdings, Ltd.                                      53,000     32,888
    Pan-United Corp., Ltd.                                   268,000    221,648
    Petra Foods, Ltd.                                        141,000    399,437
    Popular Holdings, Ltd.                                   590,000    127,072
    QAF, Ltd.                                                298,092    214,178
*   Raffles Education Corp., Ltd.                          1,070,667    252,428
    Raffles Medical Group, Ltd.                              243,590    705,815
    Rotary Engineering, Ltd.                                 444,000    252,138
*   S I2I, Ltd.                                            4,170,000     26,679
    San Teh, Ltd.                                            140,400     35,774
*   Sapphire Corp., Ltd.                                     460,000     29,388
#   SATS, Ltd.                                               874,392  2,213,556
    SBS Transit, Ltd.                                         54,000     53,881
#   See Hup Seng, Ltd.                                       655,000    160,059
    SembCorp Industries, Ltd.                                678,000  2,910,748
#   SembCorp Marine, Ltd.                                    362,800  1,179,908
    Sheng Siong Group, Ltd.                                  260,000    131,869
#   SIA Engineering Co., Ltd.                                 97,000    370,933
    Sim Lian Group, Ltd.                                     206,794    144,900
    Sinarmas Land, Ltd.                                    2,704,000  1,147,478
    Sing Holdings, Ltd.                                      263,000     79,848
    Singapore Airlines, Ltd.                                 567,400  4,703,989
    Singapore Exchange, Ltd.                                 406,000  2,245,290
    Singapore Post, Ltd.                                   1,457,216  1,646,310
#   Singapore Press Holdings, Ltd.                           611,000  2,043,173
    Singapore Reinsurance Corp., Ltd.                         55,000     12,086
    Singapore Shipping Corp., Ltd.                           137,000     25,740
    Singapore Technologies Engineering, Ltd.                 771,000  2,354,902
    Singapore Telecommunications, Ltd.                     1,728,350  5,294,137
*   Sino Grandness Food Industry Group, Ltd.               1,090,000    601,334
#   SMRT Corp., Ltd.                                         766,000    745,804
    Stamford Land Corp., Ltd.                                864,000    410,453
    StarHub, Ltd.                                            237,710    788,550
    Sunningdale Tech, Ltd.                                 1,184,000    154,111
#*  SunVic Chemical Holdings, Ltd.                           734,000    281,684
#   Super Group, Ltd.                                        405,000  1,133,069
    Swiber Holdings, Ltd.                                  1,045,000    534,720
    Swissco Holdings, Ltd.                                   686,000    233,149
    Tat Hong Holdings, Ltd.                                  574,000    371,392
    Thakral Corp., Ltd.                                      793,000     17,712
    Tiong Woon Corp. Holding, Ltd.                           465,750    120,964
    Triyards holdings, Ltd.                                  113,399     57,557
*   TT International, Ltd.                                   330,000     44,545
    Tuan Sing Holdings, Ltd.                               1,382,318    386,512
    UMS Holdings, Ltd.                                       653,000    448,257
    United Engineers, Ltd.                                   810,304  1,396,825
    United Envirotech, Ltd.                                  766,275    798,554
    United Industrial Corp., Ltd.                            704,000  1,882,686
    United Overseas Bank, Ltd.                               496,655  8,644,339
    UOB-Kay Hian Holdings, Ltd.                              489,000    657,275

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
SINGAPORE -- (Continued)
    UOL Group, Ltd.                                        858,000 $  4,405,181
#   UPP Holdings, Ltd.                                     610,000      121,993
*   Vard Holdings, Ltd.                                  1,595,000    1,232,277
    Venture Corp., Ltd.                                    505,000    3,093,202
    Vibrant Group, Ltd.                                  2,818,510      229,438
#   Wee Hur Holdings, Ltd.                                 549,000      157,698
    Wheelock Properties Singapore, Ltd.                    280,347      420,385
    Wilmar International, Ltd.                           1,119,000    3,041,234
    Wing Tai Holdings, Ltd.                                937,124    1,498,854
    Xpress Holdings, Ltd.                                  474,000        8,180
    Yeo Hiap Seng, Ltd.                                     63,135      117,943
    YHI International, Ltd.                                 96,000       17,997
    Yongnam Holdings, Ltd.                               2,233,000      428,828
                                                                   ------------
TOTAL SINGAPORE                                                     154,841,578
                                                                   ------------
SPAIN -- (2.5%)
    Abengoa SA(7174823)                                     81,851      455,410
*   Abengoa SA(BLM7FQ6)                                      1,795        9,991
*   Abengoa SA(BLM7FS8)                                     12,777       56,919
#   Abengoa SA Class B                                     553,747    2,465,419
    Abertis Infraestructuras SA                            221,279    4,980,893
#   Acciona SA                                              49,262    4,007,256
#   Acerinox SA                                            155,377    2,717,028
    ACS Actividades de Construccion y Servicios SA         115,141    4,942,349
    Adveo Group International SA                            11,120      264,725
    Almirall SA                                             99,782    1,671,233
    Amadeus IT Holding SA Class A                          163,913    6,817,224
*   Atresmedia Corp de Medios de Comunicaion SA             80,233    1,154,478
*   Azkoyen SA                                              14,561       51,730
    Banco Bilbao Vizcaya Argentaria SA                   1,400,971   17,256,784
#   Banco Bilbao Vizcaya Argentaria SA Sponsored ADR       936,495   11,565,713
    Banco de Sabadell SA                                 4,092,051   13,922,309
    Banco Popular Espanol SA                             1,772,349   13,060,300
    Banco Santander SA                                   4,226,645   42,036,805
#   Banco Santander SA Sponsored ADR                     2,179,403   21,706,854
*   Bankia SA                                            1,342,714    2,742,654
    Bankinter SA                                           798,868    6,116,505
*   Baron de Ley                                             2,832      297,952
    Bolsas y Mercados Espanoles SA                         101,049    4,402,237
#   CaixaBank SA                                         1,430,469    8,718,318
*   Caja de Ahorros del Mediterraneo                        21,176           --
*   Campofrio Food Group SA                                 33,213      317,869
#*  Cementos Portland Valderrivas SA                        27,419      280,538
    Cie Automotive SA                                       47,433      604,086
    Construcciones y Auxiliar de Ferrocarriles SA            3,405    1,630,927
*   Deoleo SA                                            1,150,419      630,848
    Distribuidora Internacional de Alimentacion SA         326,769    2,923,103
*   Dogi International Fabrics SA                           13,276           --
    Duro Felguera SA                                        64,800      442,120
    Ebro Foods SA                                          152,700    3,518,569
    Elecnor SA                                              10,259      147,466
    Enagas SA                                              247,597    7,628,157

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
SPAIN -- (Continued)
    Ence Energia y Celulosa SA                             257,736 $    759,129
#*  Ercros SA                                              127,395       84,996
    Faes Farma SA                                          215,423      667,496
    Ferrovial SA                                           237,937    5,288,943
    Fluidra SA                                              12,607       57,292
#*  Fomento de Construcciones y Contratas SA                96,457    2,127,737
*   Gamesa Corp. Tecnologica SA                            471,169    4,683,336
    Gas Natural SDG SA                                     229,272    6,574,379
    Grifols SA                                              59,742    3,193,654
#   Grupo Catalana Occidente SA                             68,490    2,679,881
#*  Grupo Ezentis SA                                       216,929      355,337
    Iberdrola SA                                         2,979,680   20,814,653
    Iberpapel Gestion SA                                     4,081       80,208
#   Inditex SA                                              34,955    5,251,882
#   Indra Sistemas SA                                      228,013    4,282,544
*   Inmobiliaria Colonial SA                                 1,392        1,296
*   Jazztel P.L.C.                                         344,802    5,295,469
    Mapfre SA                                              822,580    3,469,233
#*  Mediaset Espana Comunicacion SA                        255,714    2,837,530
#   Melia Hotels International SA                           96,078    1,215,391
#   Miquel y Costas & Miquel SA                             13,101      546,232
*   Natra SA                                                13,117       34,586
*   NH Hoteles SA                                          229,178    1,464,184
    Obrascon Huarte Lain SA                                 99,248    4,601,239
    Papeles y Cartones de Europa SA                         75,517      417,788
*   Pescanova SA                                            22,953           --
    Prim SA                                                  5,102       42,579
#*  Promotora de Informaciones SA Class A                  905,874      505,923
#   Prosegur Cia de Seguridad SA                           205,529    1,376,218
#*  Quabit Inmobiliaria SA                                 284,665       50,605
#*  Realia Business SA                                     191,857      354,693
    Red Electrica Corp. SA                                  96,741    7,963,340
    Repsol SA                                              356,952    9,610,730
    Repsol SA Sponsored ADR                                274,321    7,390,208
#*  Sacyr SA                                               481,719    3,172,795
*   Sociedad Nacional de Industrias Apicaciones
      Celulosa Espanola SA                                  56,486        5,799
#*  Solaria Energia y Medio Ambiente SA                     34,875       60,208
#   Tecnicas Reunidas SA                                    34,664    2,087,942
*   Telecomunicaciones y Energia                            27,058       64,966
    Telefonica SA                                          867,444   14,557,542
#   Telefonica SA Sponsored ADR                            229,616    3,846,068
    Tubacex SA                                             236,224    1,158,459
    Tubos Reunidos SA                                      209,005      647,543
    Vidrala SA                                              20,337    1,076,432
#   Viscofan SA                                             36,464    1,900,157
*   Vocento SA                                              45,399      146,259
    Zardoya Otis SA                                        106,221    1,863,436
*   Zeltia SA                                              259,328      978,317
                                                                   ------------
TOTAL SPAIN                                                         325,189,403
                                                                   ------------
SWEDEN -- (2.9%)
    AarhusKarlshamn AB                                      45,876    3,072,005

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
SWEDEN -- (Continued)
    Acando AB                                                79,449 $  183,683
    AddTech AB Class B                                       11,184    171,454
#   AF AB Class B                                            59,388  2,156,771
#   Alfa Laval AB                                           129,394  3,447,493
#*  Arise AB                                                  1,101      4,436
    Assa Abloy AB Class B                                   177,402  9,415,535
#   Atlas Copco AB Class A                                  123,378  3,588,179
#   Atlas Copco AB Class B                                   70,609  1,925,880
    Atrium Ljungberg AB Class B                               5,390     85,467
#   Avanza Bank Holding AB                                   14,471    543,282
    Axfood AB                                                20,342  1,083,973
#   Axis Communications AB                                   70,834  2,112,153
    B&B Tools AB Class B                                     34,320    629,767
*   BE Group AB                                              67,268    131,041
#   Beijer AB G&L Class B                                     6,430    130,794
    Beijer Alma AB                                           12,450    352,109
    Beijer Electronics AB                                     2,424     23,648
    Betsson AB                                               52,588  1,922,521
    Bilia AB Class A                                         43,645  1,449,161
    BillerudKorsnas AB                                      314,229  4,592,242
    BioGaia AB Class B                                        8,331    250,355
#   Biotage AB                                               44,000     78,827
#   Bjoern Borg AB(BLP5VH0)                                  24,143     93,517
#*  Bjoern Borg AB(B8ZRVS6)                                  24,143      5,532
    Boliden AB                                              519,312  7,931,083
#   Bure Equity AB                                          113,957    503,272
#   Byggmax Group AB                                         93,349    782,107
    Castellum AB                                            210,009  3,581,223
    Catena AB                                                   500      8,266
#*  CDON Group AB                                            31,115    127,230
#   Clas Ohlson AB Class B                                   64,843  1,438,215
*   Cloetta AB Class B                                       73,226    241,895
#   Concentric AB                                            86,653  1,226,013
*   Concordia Maritime AB Class B                            30,791     63,190
#   Connecta AB                                               3,879     22,962
*   CyberCom Group AB                                        79,025     32,855
#   Dios Fastigheter AB                                      45,450    369,192
    Doro AB                                                  45,747    299,104
    Duni AB                                                  47,920    800,451
    Electrolux AB Series B                                  256,930  7,141,564
#   Elekta AB Class B                                       199,406  2,782,847
    Enea AB                                                  26,784    258,219
*   Eniro AB                                                231,820  1,854,904
    Fabege AB                                               164,726  2,314,054
#   Fagerhult AB                                              2,674    132,640
*   Fastighets AB Balder                                     64,093    822,260
    Fenix Outdoor AB                                            890     50,474
#   FinnvedenBulten AB                                        4,762     55,208
    Getinge AB Class B                                      178,781  5,239,844
    Gunnebo AB                                               97,433    556,083
#   Haldex AB                                               135,680  1,740,379
#   Hennes & Mauritz AB Class B                             183,663  7,517,860

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
SWEDEN -- (Continued)
    Hexagon AB Class B                                      244,533 $ 7,828,876
    Hexpol AB                                                38,222   3,621,487
#   HIQ International AB(BLNMLM8)                           100,513     610,647
#*  HIQ International AB(B97F1H4)                           100,513      40,037
    Holmen AB Class B                                       106,671   3,770,075
    Hufvudstaden AB Class A                                  70,229   1,029,601
    Husqvarna AB Class A                                    107,719     891,550
    Husqvarna AB Class B                                    711,699   5,942,392
    ICA Gruppen AB                                          131,974   4,439,095
    Industrial & Financial Systems Class B                   34,602     992,606
#   Indutrade AB                                             17,206     748,748
#   Intrum Justitia AB                                      110,448   3,202,038
#   JM AB                                                   156,168   5,306,571
*   KappAhl AB                                              142,661     875,437
#*  Karolinska Development AB Class B                         2,619      10,017
    Klovern AB                                               91,294     502,056
#   KNOW IT AB                                               27,286     289,659
#   Kungsleden AB                                           200,709   1,639,398
    Lagercrantz AB Class B                                   28,386     571,744
*   Lindab International AB                                 132,838   1,656,070
    Loomis AB Class B                                       107,082   2,920,906
*   Lundin Petroleum AB                                     164,873   3,539,201
    Meda AB Class A                                         466,508   8,385,454
#*  Medivir AB Class B                                       45,238     803,025
    Mekonomen AB                                             15,098     405,129
*   Micronic Mydata AB                                      127,911     363,610
#   Millicom International Cellular SA                       27,616   2,737,156
#   Modern Times Group AB Class B                            90,579   4,041,382
    MQ Holding AB                                             5,078      20,991
    NCC AB Class A                                            7,059     251,322
    NCC AB Class B                                          194,338   6,808,729
    Nederman Holding AB                                         402      10,369
*   Net Entertainment AB                                     40,751      18,802
*   Net Entertainment AB B Shares                            40,751     980,827
*   Net Insight AB Class B                                  379,646     105,120
#   New Wave Group AB Class B                               111,042     755,272
    Nibe Industrier AB Class B                              125,577   3,525,983
    Nobia AB                                                255,602   2,326,679
#   Nolato AB Class B                                        55,032   1,256,586
    Nordea Bank AB                                        1,644,450  23,829,063
#   Nordnet AB Class B                                      146,854     722,762
#   OEM International AB Class B                              9,558     173,938
#*  Orexo AB                                                 15,326     248,828
#   Oriflame Cosmetics SA                                     8,262     211,565
#*  PA Resources AB                                          10,516      11,029
    Peab AB                                                 370,578   2,869,308
#*  Pricer AB Class B                                       171,573     155,316
    Proact IT Group AB                                        5,666      76,230
    Proffice AB Class B                                     108,976     397,308
#   Ratos AB Class B                                        271,961   2,774,428
#*  RaySearch Laboratories AB                                20,642     121,737
#   ReadSoft AB Class B                                      26,206      70,559

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
SWEDEN -- (Continued)
*   Rezidor Hotel Group AB                                 120,982 $    749,749
#*  rnb Retail and Brands AB                                18,260       36,841
    Saab AB Class B                                        116,753    3,587,579
    Sagax AB Class B                                         3,620       17,298
    Sandvik AB                                             644,213    9,155,505
#*  SAS AB                                                 301,642      648,686
    Scania AB Class B                                      120,542    3,672,474
    Securitas AB Class B                                   484,543    5,857,465
#   Semcon AB                                               26,134      282,254
#   Sintercast AB                                            1,351       16,345
    Skandinaviska Enskilda Banken AB Class A               874,066   12,073,401
#   Skandinaviska Enskilda Banken AB Class C                 9,106      123,858
    Skanska AB Class B                                     463,205   10,634,857
    SKF AB Class A                                           5,419      139,586
    SKF AB Class B                                         194,185    5,042,614
    SkiStar AB                                              32,266      425,988
#*  SSAB AB Class A                                        290,496    2,536,262
#*  SSAB AB Class B                                        160,182    1,211,841
    Svenska Cellulosa AB Class A                            18,540      518,481
    Svenska Cellulosa AB Class B                           518,180   14,567,609
    Svenska Handelsbanken AB Class A                       285,381   14,354,648
    Svenska Handelsbanken AB Class B                         7,412      361,876
    Sweco AB Class B                                        24,249      378,357
    Swedbank AB Class A                                    531,591   14,226,392
    Swedish Match AB                                       154,529    5,301,400
*   Swedish Orphan Biovitrum AB                            228,166    2,509,010
    Systemair AB                                             3,166       51,595
    Tele2 AB Class B                                       691,822    8,840,866
    Telefonaktiebolaget LM Ericsson Class A                 50,430      581,310
    Telefonaktiebolaget LM Ericsson Class B                831,891   10,031,323
    Telefonaktiebolaget LM Ericsson Sponsored ADR          641,201    7,688,000
    TeliaSonera AB                                       1,437,972   10,467,077
#*  TradeDoubler AB                                         63,660      142,047
#*  Transcom WorldWide SA                                  275,873       61,268
    Transmode AB                                             1,153       15,388
#   Trelleborg AB Class B                                  411,478    8,804,198
    Unibet Group P.L.C.                                     42,036    2,264,498
    Vitrolife AB                                            15,218      268,044
    Volvo AB Class A                                       171,557    2,762,074
#   Volvo AB Class B                                       439,474    6,958,692
    Volvo AB Sponsored ADR                                  70,300    1,106,522
#   Wallenstam AB Class B                                  111,458    1,829,566
#   Wihlborgs Fastigheter AB                                83,778    1,615,238
                                                                   ------------
TOTAL SWEDEN                                                        372,148,019
                                                                   ------------
SWITZERLAND -- (6.2%)
    ABB, Ltd.                                            1,199,336   28,875,314
#   ABB, Ltd. Sponsored ADR                                444,892   10,641,817
    Actelion, Ltd.                                         100,770    9,921,169
    Adecco SA                                              163,020   13,685,863
*   Advanced Digital Broadcast Holdings SA                   3,871       61,130
    AFG Arbonia-Forster Holding AG                          34,631    1,154,470

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
SWITZERLAND -- (Continued)
    Allreal Holding AG                                       23,983 $ 3,382,092
    Alpiq Holding AG                                          2,734     335,501
    ALSO Holding AG                                             635      36,281
    ams AG                                                   18,955   2,857,892
    APG SGA SA                                                1,273     437,603
    Aryzta AG                                               156,431  14,459,773
    Ascom Holding AG                                         89,636   1,667,515
    Autoneum Holding AG                                       7,840   1,663,262
#   Bachem Holding AG Class B                                 6,084     343,540
    Baloise Holding AG                                       85,731  10,439,769
    Bank Coop AG                                              6,201     303,241
    Banque Cantonale de Geneve                                1,136     290,216
    Banque Cantonale Vaudoise                                 4,850   2,878,895
    Banque Privee Edmond de Rothschild SA                        10     184,256
    Barry Callebaut AG                                        2,834   3,851,542
*   Basilea Pharmaceutica                                       383      40,130
#   Basler Kantonalbank                                       6,579     568,716
    Belimo Holding AG                                           278     783,023
    Bell AG                                                     110     302,360
    Bellevue Group AG                                        11,759     178,597
#   Berner Kantonalbank AG                                    6,254   1,534,310
    BKW AG                                                    9,504     349,155
*   Bobst Group SA                                           16,441     836,830
    Bossard Holding AG Class A                               11,864   1,634,209
    Bucher Industries AG                                     13,019   4,240,619
    Burckhardt Compression Holding AG                         3,428   1,776,793
    Burkhalter Holding AG                                     1,964     185,306
    Carlo Gavazzi Holding AG                                    221      57,499
    Cham Paper Holding AG                                         5       1,407
*   Charles Voegele Holding AG                               10,609     174,673
    Cie Financiere Richemont SA                             156,608  15,933,298
    Cie Financiere Tradition SA                               1,907     103,813
    Clariant AG                                             565,553  11,152,651
    Coltene Holding AG                                        5,988     386,516
    Conzzeta AG                                                 163     644,920
    Credit Suisse Group AG                                1,122,531  35,587,188
    Credit Suisse Group AG Sponsored ADR                    451,407  14,296,060
    Daetwyler Holding AG                                     11,185   1,768,514
#   DKSH Holding AG                                          18,846   1,555,273
    Dottikon Es Holding AG                                       89      22,237
*   Dufry AG                                                 42,471   7,028,807
#   EFG International AG                                    102,665   1,300,873
    Emmi AG                                                   3,772   1,384,043
    EMS-Chemie Holding AG                                     9,244   3,606,986
    Energiedienst Holding AG                                  8,178     296,340
*   Evolva Holding SA                                        28,548      43,235
    Flughafen Zuerich AG                                      7,989   5,040,110
    Forbo Holding AG                                          2,884   2,985,226
#   Galenica AG                                               6,928   7,054,639
    GAM Holding AG                                          367,328   6,690,186
    Gategroup Holding AG                                     48,981   1,526,193
    Geberit AG                                               27,547   9,200,425

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
SWITZERLAND -- (Continued)
    Georg Fischer AG                                          9,682 $ 7,680,779
    Givaudan SA                                               5,722   9,030,315
    Gurit Holding AG                                            977     510,454
    Helvetia Holding AG                                      11,761   5,862,250
    Holcim, Ltd.                                            204,267  18,734,634
    Huber & Suhner AG                                        16,799     924,075
    Implenia AG                                              24,649   1,807,433
    Inficon Holding AG                                        2,935   1,051,214
    Interroll Holding AG                                        669     416,241
    Intershop Holdings AG                                     2,007     775,738
    Julius Baer Group, Ltd.                                 408,945  19,155,146
    Kaba Holding AG Class B                                   5,778   2,783,318
    Kardex AG                                                11,478     587,978
    Komax Holding AG                                          7,396   1,144,799
    Kudelski SA                                             102,343   1,765,019
    Kuehne + Nagel International AG                          25,192   3,444,774
    Kuoni Reisen Holding AG                                   7,152   3,158,414
    LEM Holding SA                                            2,623   2,166,662
    Liechtensteinische Landesbank AG                          3,057     151,327
*   LifeWatch AG                                             11,217     135,793
    Lindt & Spruengli AG                                         35   2,041,841
    Logitech International SA                               212,966   2,888,391
    Lonza Group AG                                          106,225  11,117,566
    Luzerner Kantonalbank AG                                  5,024   2,067,488
*   MCH Group AG                                                 56       4,045
    Metall Zug AG                                               186     560,882
#*  Meyer Burger Technology AG                              167,948   2,076,442
    Micronas Semiconductor Holding AG                        59,268     527,633
    Mikron Holding AG                                        48,480     378,971
*   Mobilezone Holding AG                                    30,492     347,060
    Mobimo Holding AG                                        11,138   2,393,845
*   Myriad Group AG                                          16,690      25,032
    Nestle SA                                             1,067,180  82,476,222
#   Nobel Biocare Holding AG                                 93,363   1,302,330
    Novartis AG                                             215,739  18,754,730
#   Novartis AG ADR                                         818,651  71,173,518
    OC Oerlikon Corp. AG                                    373,605   5,951,414
*   Orascom Development Holding AG                            6,066      94,487
*   Orell Fuessli Holding AG                                    435      50,325
    Orior AG                                                  6,012     388,479
    Panalpina Welttransport Holding AG                       12,418   1,950,062
    Partners Group Holding AG                                15,175   4,155,178
    Phoenix Mecano AG                                         1,043     671,117
    PSP Swiss Property AG                                    24,449   2,349,919
    PubliGroupe AG                                            2,923     585,600
    Rieter Holding AG                                         7,131   1,612,471
    Roche Holding AG(7108918)                                 4,465   1,303,415
    Roche Holding AG(7110388)                               128,140  37,589,368
    Romande Energie Holding SA                                  367     479,265
    Schaffner Holding AG                                        474     139,084
    Schindler Holding AG                                      7,719   1,178,230
*   Schmolz + Bickenbach AG                               1,100,748   1,579,259

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
SWITZERLAND -- (Continued)
    Schweiter Technologies AG                                1,743 $  1,317,258
    Schweizerische National-Versicherungs-Gesellschaft
      AG                                                    25,791    1,787,339
    SGS SA                                                   2,580    6,445,092
    Siegfried Holding AG                                     8,463    1,585,886
    Sika AG                                                  2,986   12,081,941
    Sonova Holding AG                                       28,346    4,094,996
    St Galler Kantonalbank AG                                4,439    1,906,620
    Straumann Holding AG                                     5,773    1,281,091
    Sulzer AG                                               37,714    5,819,357
    Swatch Group AG (The)(7184725)                          22,619   14,544,921
    Swatch Group AG (The)(7184736)                          32,092    3,872,215
    Swiss Life Holding AG                                   56,574   13,938,455
    Swiss Re AG                                            365,604   31,968,810
    Swisscom AG                                             10,032    6,103,259
    Swisscom AG Sponsored ADR                                5,100      309,366
*   Swisslog Holding AG                                    471,656      542,230
    Swissquote Group Holding SA                             21,296      839,467
    Syngenta AG                                              2,559    1,013,342
#   Syngenta AG ADR                                        121,993    9,582,550
    Tamedia AG                                               2,226      293,335
    Tecan Group AG                                           6,693      837,067
    Temenos Group AG                                       110,166    3,950,005
*   Tornos Holding AG                                       12,446       88,412
    U-Blox AG                                               10,864    1,330,092
    UBS AG(B18YFJ4)                                      1,549,112   32,397,918
    UBS AG(H89231338)                                      285,193    5,963,386
    Valartis Group AG                                        9,003      219,880
    Valiant Holding AG                                      20,846    2,308,031
    Valora Holding AG                                        6,190    1,750,325
    Vaudoise Assurances Holding SA Class B                   1,262      576,604
    Verwaltungs- und Privat-Bank AG                          4,933      491,814
    Vetropack Holding AG                                       374      720,470
#*  Von Roll Holding AG                                     80,625      156,677
#   Vontobel Holding AG                                     50,840    1,992,687
    Walliser Kantonalbank                                      173      146,671
*   Walter Meier AG                                          3,375      182,319
*   WM Technologie, Ltd.                                     3,375       80,531
#   Ypsomed Holding AG                                       3,145      336,358
#   Zehnder Group AG                                        14,698      640,946
*   Zueblin Immobilien Holding AG                           38,248       74,728
    Zug Estates Holding AG                                     189      254,399
    Zuger Kantonalbank AG                                      134      724,798
    Zurich Insurance Group AG                              144,746   41,507,170
                                                                   ------------
TOTAL SWITZERLAND                                                   803,301,151
                                                                   ------------
UNITED KINGDOM -- (17.5%)
    4imprint Group P.L.C.                                    1,908       21,778
    888 Holdings P.L.C.                                    270,123      670,993
    A.G. Barr P.L.C.                                        90,278      943,294
    Aberdeen Asset Management P.L.C.                     1,415,689   10,471,048
    Acal P.L.C.                                             26,297      158,717
    Admiral Group P.L.C.                                   203,123    4,796,857

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
UNITED KINGDOM -- (Continued)
*   Afren P.L.C.                                         2,505,755 $  6,655,836
    African Barrick Gold P.L.C.                            176,298      739,574
*   Aga Rangemaster Group P.L.C.                            77,421      227,594
    Aggreko P.L.C.                                         333,386    8,897,845
    Air Partner P.L.C.                                       2,004       16,798
    Alent P.L.C.                                           463,856    2,495,878
*   Alizyme P.L.C.                                          42,517           --
    Alumasc Group P.L.C. (The)                               8,807       17,915
    AMEC P.L.C.                                            560,314   11,702,256
    Amlin P.L.C.                                         1,090,018    8,241,276
    Anglo American P.L.C.                                1,385,123   37,028,629
    Anglo Pacific Group P.L.C.                              48,683      156,742
    Anglo-Eastern Plantations                                8,036       96,545
    Anite P.L.C.                                           269,961      375,143
    Antofagasta P.L.C.                                     383,396    5,109,597
    ARM Holdings P.L.C.                                     12,223      184,997
#   ARM Holdings P.L.C. Sponsored ADR                      122,079    5,557,036
#   Ashmore Group P.L.C.                                   495,289    2,941,949
    Ashtead Group P.L.C.                                   731,377   10,836,214
    Associated British Foods P.L.C.                        254,917   12,799,496
    AstraZeneca P.L.C.                                       5,655      446,375
    AstraZeneca P.L.C. Sponsored ADR                       426,473   33,712,691
    Aveva Group P.L.C.                                      29,509    1,052,145
    Aviva P.L.C.                                         3,728,348   33,226,253
    Aviva P.L.C. Sponsored ADR                              20,300      363,979
    Avon Rubber P.L.C.                                      10,350      109,608
    AZ Electronic Materials SA                              55,116      375,175
    Babcock International Group P.L.C.                     388,234    7,836,099
    BAE Systems P.L.C.                                   2,202,239   14,899,181
    Balfour Beatty P.L.C.                                1,341,843    6,372,513
    Bank of Georgia Holdings P.L.C.                         26,511    1,166,030
    Barclays P.L.C.                                        237,662    1,014,827
    Barclays P.L.C. Sponsored ADR                        2,177,140   37,250,873
    Barratt Developments P.L.C.                          1,974,521   12,348,973
    BBA Aviation P.L.C.                                    836,341    4,387,765
    Beazley P.L.C.                                         973,645    4,039,044
    Bellway P.L.C.                                         258,645    6,298,710
    Berendsen P.L.C.                                       377,607    6,599,039
    Berkeley Group Holdings P.L.C.                         210,114    8,152,774
    Betfair Group P.L.C.                                    32,614      532,688
    BG Group P.L.C.                                      1,868,453   37,797,509
    BG Group P.L.C. Sponsored ADR                          136,000    2,768,960
    BHP Billiton P.L.C.                                     44,418    1,442,002
#   BHP Billiton P.L.C. ADR                                327,140   21,165,958
    Bloomsbury Publishing P.L.C.                            58,768      159,360
    Bodycote P.L.C.                                        446,788    5,513,142
    Booker Group P.L.C.                                  1,700,661    4,230,529
    Boot Henry P.L.C.                                       54,535      200,964
    Bovis Homes Group P.L.C.                               275,400    3,682,904
    BP P.L.C.                                               82,890      699,850
    BP P.L.C. Sponsored ADR                              2,000,170  101,248,602
    Braemar Shipping Services P.L.C.                        13,650      120,521

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
UNITED KINGDOM -- (Continued)
    Brammer P.L.C.                                           37,542 $   296,828
    Brewin Dolphin Holdings P.L.C.                          447,399   2,440,513
    British American Tobacco P.L.C.                         134,043   7,740,303
#   British American Tobacco P.L.C. Sponsored ADR            63,900   7,349,778
    British Polythene Industries P.L.C.                      30,441     324,455
    British Sky Broadcasting Group P.L.C.                   390,460   5,811,120
    British Sky Broadcasting Group P.L.C. Sponsored ADR      24,700   1,484,717
#   Britvic P.L.C.                                          354,587   4,342,817
    BT Group P.L.C.                                         468,605   2,925,334
#   BT Group P.L.C. Sponsored ADR                           140,608   8,811,903
*   BTG P.L.C.                                              399,154   3,589,183
    Bunzl P.L.C.                                            262,131   7,468,569
    Burberry Group P.L.C.                                   337,426   8,474,200
#   Bwin.Party Digital Entertainment P.L.C.               1,076,346   2,317,000
    Cable & Wireless Communications P.L.C.                2,794,933   2,495,940
*   Cairn Energy P.L.C.                                     523,783   1,631,464
    Cape P.L.C.                                             210,191   1,065,794
    Capita P.L.C.                                           303,471   5,564,879
    Capital & Counties Properties P.L.C.                    218,370   1,231,800
    Capital & Regional P.L.C.                               398,343     309,274
    Carclo P.L.C.                                            21,100      64,147
    Carillion P.L.C.                                        978,458   6,120,647
    Carnival P.L.C.                                          44,660   1,785,453
#   Carnival P.L.C. ADR                                     152,043   6,068,036
    Carr's Milling Industries P.L.C.                          2,672      83,531
    Castings P.L.C.                                          59,187     460,905
    Catlin Group, Ltd.                                      804,777   7,187,640
*   Centamin P.L.C.                                       1,535,032   1,677,656
#   Centaur Media P.L.C.                                     79,311      92,132
    Centrica P.L.C.                                       2,203,065  12,286,576
    Charles Stanley Group P.L.C.                              6,583      52,790
    Charles Taylor P.L.C.                                    11,746      51,788
    Chemring Group P.L.C.                                   348,125   1,317,577
    Chesnara P.L.C.                                         196,664   1,092,584
    Chime Communications P.L.C.                              37,972     223,845
    Cineworld Group P.L.C.                                  245,475   1,338,709
    Clarkson P.L.C.                                           3,333     150,186
    Close Brothers Group P.L.C.                             271,032   6,402,114
    Cobham P.L.C.                                         2,021,053  10,543,553
    Coca-Cola HBC AG                                         35,574     901,534
    Coca-Cola HBC AG ADR                                    143,627   3,617,964
*   Colt Group SA                                           554,205   1,226,473
    Communisis P.L.C.                                       156,412     172,260
    Compass Group P.L.C.                                    855,980  13,634,856
    Computacenter P.L.C.                                    150,441   1,656,192
    Connect Group P.L.C.                                    235,609     717,370
    Consort Medical P.L.C.                                   36,100     537,933
#   Costain Group P.L.C.                                     24,382     110,824
    Cranswick P.L.C.                                         83,852   1,693,481
    Creston P.L.C.                                           18,283      35,475
    Croda International P.L.C.                              125,990   5,487,430
    CSR P.L.C.                                              342,231   3,325,264

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
UNITED KINGDOM -- (Continued)
    Daily Mail & General Trust P.L.C.                       371,534 $ 5,121,275
    Dairy Crest Group P.L.C.                                291,672   2,275,649
    Darty P.L.C.                                            303,760     526,470
    DCC P.L.C.                                              140,224   7,189,864
    De La Rue P.L.C.                                         60,300     835,587
    Debenhams P.L.C.                                      2,491,908   3,384,351
    Dechra Pharmaceuticals P.L.C.                           114,216   1,330,463
    Development Securities P.L.C.                           218,396     897,419
    Devro P.L.C.                                            272,035     971,187
    Diageo P.L.C.                                            42,081   1,289,353
#   Diageo P.L.C. Sponsored ADR                              93,526  11,483,122
    Dignity P.L.C.                                           55,443   1,340,441
    Diploma P.L.C.                                          193,441   2,158,847
    Direct Line Insurance Group P.L.C.                      206,778     874,790
*   Dixons Retail P.L.C.                                  7,254,393   5,517,521
    Domino Printing Sciences P.L.C.                         185,106   2,424,578
    Domino's Pizza Group P.L.C.                              74,644     648,573
    Drax Group P.L.C.                                       806,170   9,024,267
    DS Smith P.L.C.                                       2,078,017  11,073,857
    Dunelm Group P.L.C.                                      40,829     646,447
*   Dyson Group P.L.C                                         3,999         473
    E2V Technologies P.L.C.                                  78,426     220,874
    easyJet P.L.C.                                          256,886   7,107,951
    Electrocomponents P.L.C.                                910,615   4,488,796
    Elementis P.L.C.                                      1,099,661   5,162,241
*   EnQuest P.L.C.                                        1,462,026   3,393,335
*   Enterprise Inns P.L.C.                                1,102,465   2,544,934
*   Essar Energy P.L.C.                                     320,877     364,121
    Essentra P.L.C.                                         308,484   4,184,287
    Euromoney Institutional Investor P.L.C.                  37,095     669,497
*   Evraz P.L.C.                                            514,781     839,598
*   Exillon Energy P.L.C.                                    53,186     127,088
    Experian P.L.C.                                         426,662   8,203,420
    F&C Asset Management P.L.C.                             733,050   1,479,301
    Fenner P.L.C.                                           374,154   2,617,769
    Ferrexpo P.L.C.                                         372,338     918,399
    Fidessa Group P.L.C.                                     34,216   1,296,624
*   Findel P.L.C.                                            63,044     287,788
*   Firstgroup P.L.C.                                     2,075,777   4,535,929
    Fortune Oil P.L.C.                                      691,662     151,814
    Fresnillo P.L.C.                                        187,621   2,705,488
    Fuller, Smith & Turner P.L.C.                            42,043     684,300
    Future P.L.C.                                           361,156      50,352
    G4S P.L.C.                                            2,671,043  10,664,063
    Galliford Try P.L.C.                                    148,655   2,992,331
    Games Workshop Group P.L.C.                               7,668      74,125
*   Gem Diamonds, Ltd.                                      175,063     491,176
    Genus P.L.C.                                             81,527   1,394,206
    GKN P.L.C.                                            2,872,285  18,672,716
    GlaxoSmithKline P.L.C.                                  107,443   2,968,707
    GlaxoSmithKline P.L.C. Sponsored ADR                    418,179  23,154,571
    Glencore Xstrata P.L.C.                               4,179,068  22,549,267

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
UNITED KINGDOM -- (Continued)
    Go-Ahead Group P.L.C.                                    48,446 $ 1,615,635
    Goodwin P.L.C.                                               40       2,776
    Grafton Group P.L.C.                                    385,217   3,788,970
    Greencore Group P.L.C.                                  986,509   4,357,168
    Greene King P.L.C.                                      434,623   6,543,325
    Greggs P.L.C.                                           216,744   1,960,491
*   Guinness Peat Group P.L.C.                               52,296      30,654
    Halfords Group P.L.C.                                   450,816   3,382,802
    Halma P.L.C.                                            526,507   5,002,218
    Hargreaves Lansdown P.L.C.                              223,485   4,424,041
    Harvey Nash Group P.L.C.                                 28,747      58,790
    Hays P.L.C.                                           1,985,516   5,065,445
    Headlam Group P.L.C.                                    103,583     844,892
    Helical Bar P.L.C.                                      191,850   1,177,153
    Henderson Group P.L.C.                                1,695,109   7,201,791
*   Heritage Oil P.L.C.                                     285,734   1,525,308
    Hikma Pharmaceuticals P.L.C.                            239,679   6,289,619
    Hill & Smith Holdings P.L.C.                            131,606   1,243,126
    Hilton Food Group P.L.C.                                  1,517      13,673
    Hiscox, Ltd.                                            532,885   6,357,587
#   Hochschild Mining P.L.C.                                255,610     713,395
    Hogg Robinson Group P.L.C.                              124,869     156,460
    Home Retail Group P.L.C.                              1,870,668   6,463,739
    Homeserve P.L.C.                                        447,550   2,553,141
*   Hornby P.L.C.                                            20,303      27,556
    Howden Joinery Group P.L.C.                           1,023,196   5,633,199
    HSBC Holdings P.L.C.                                    485,595   4,961,621
    HSBC Holdings P.L.C. Sponsored ADR                    1,787,953  91,757,748
    Hunting P.L.C.                                          219,801   3,146,758
    Huntsworth P.L.C.                                       265,818     269,505
    Hyder Consulting P.L.C.                                  18,277     145,654
    ICAP P.L.C.                                           1,191,073   8,343,325
    IG Group Holdings P.L.C.                                697,468   7,500,288
#*  Imagination Technologies Group P.L.C.                    15,749      52,406
    IMI P.L.C.                                              256,262   6,499,454
    Imperial Tobacco Group P.L.C.                           342,695  14,809,349
#   Imperial Tobacco Group P.L.C. ADR                        12,922   1,126,669
    Inchcape P.L.C.                                         882,195   9,583,461
    Informa P.L.C.                                        1,212,268   9,899,784
    Inmarsat P.L.C.                                         818,048  10,065,612
*   Innovation Group P.L.C.                               1,493,121     800,254
    InterContinental Hotels Group P.L.C.                    136,151   4,653,173
#   InterContinental Hotels Group P.L.C. ADR                 84,744   2,916,888
*   International Consolidated Airlines Group SA(B5282K0)   282,178   1,930,953
*   International Consolidated Airlines Group SA(B5M6XQ7) 1,489,683  10,187,979
*   International Consolidated Airlines Group SA
      Sponsored ADR                                          12,200     415,898
*   International Ferro Metals, Ltd.                         20,587       3,248
    Interserve P.L.C.                                       252,457   2,829,317
    Intertek Group P.L.C.                                   135,566   6,677,856
    Investec P.L.C.                                         986,296   8,702,841
*   IP Group P.L.C.                                         161,888     469,746
    ITE Group P.L.C.                                        153,728     597,844

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
UNITED KINGDOM -- (Continued)
    ITV P.L.C.                                            3,035,252 $ 9,336,737
    J Sainsbury P.L.C.                                    1,467,997   8,327,656
    James Fisher & Sons P.L.C.                               67,694   1,476,235
    Jardine Lloyd Thompson Group P.L.C.                     108,838   1,942,152
    JD Sports Fashion P.L.C.                                 19,555     580,304
    JD Wetherspoon P.L.C.                                   188,347   2,683,372
#*  JKX Oil & Gas P.L.C.                                    132,334     122,015
    John Menzies P.L.C.                                      50,387     548,429
    John Wood Group P.L.C.                                  665,290   8,821,559
    Johnson Matthey P.L.C.                                  263,919  14,599,992
*   Johnston Press P.L.C.                                 1,456,828     621,725
    Jupiter Fund Management P.L.C.                          572,776   3,763,827
#*  Kazakhmys P.L.C.                                        418,613   1,686,788
    Kcom Group P.L.C.                                       627,750     998,614
    Keller Group P.L.C.                                     136,145   2,296,913
    Kentz Corp., Ltd.                                       108,181   1,318,149
    Kier Group P.L.C.                                        67,871   1,907,618
    Kingfisher P.L.C.                                     2,100,891  14,866,699
    Ladbrokes P.L.C.                                      1,137,072   2,948,619
    Laird P.L.C.                                            503,701   2,367,280
*   Lamprell P.L.C.                                         475,139   1,232,129
    Lancashire Holdings, Ltd.                               384,921   4,551,267
    Latchways P.L.C.                                          2,464      41,981
    Laura Ashley Holdings P.L.C.                            224,765      97,627
    Lavendon Group P.L.C.                                   170,866     654,767
    Legal & General Group P.L.C.                          4,993,978  17,877,146
    Liontrust Asset Management P.L.C.                         4,633      20,486
*   Lloyds Banking Group P.L.C.                          23,313,762  29,729,999
#*  Lloyds Banking Group P.L.C. ADR                         777,341   4,018,853
    London Stock Exchange Group P.L.C.                      255,993   7,845,275
#*  Lonmin P.L.C.                                         1,034,088   4,961,304
    Lookers P.L.C.                                          310,655     733,320
    Low & Bonar P.L.C.                                      135,064     189,719
    LSL Property Services P.L.C.                             14,831     100,418
    Man Group P.L.C.                                      3,826,729   6,386,234
    Management Consulting Group P.L.C.                      265,588     111,485
    Marks & Spencer Group P.L.C.                          1,181,027   8,829,727
    Marshalls P.L.C.                                        111,901     335,007
    Marston's P.L.C.                                      1,238,708   3,080,002
    McBride P.L.C.                                          279,529     464,265
    Mears Group P.L.C.                                       99,838     846,200
    Mecom Group P.L.C.                                      190,155     423,259
    Meggitt P.L.C.                                        1,366,564  11,022,857
    Melrose Industries P.L.C.                             1,661,929   8,025,572
    Michael Page International P.L.C.                       288,010   2,287,617
    Micro Focus International P.L.C.                        125,862   1,650,610
    Millennium & Copthorne Hotels P.L.C.                    289,907   2,721,521
*   Mitchells & Butlers P.L.C.                              406,097   3,025,626
    Mitie Group P.L.C.                                      816,414   4,397,738
    MJ Gleeson Group P.L.C.                                  19,478     129,929
    Mondi P.L.C.                                            581,433   9,665,686
    Moneysupermarket.com Group P.L.C.                       487,251   1,503,116

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
UNITED KINGDOM -- (Continued)
    Morgan Advanced Materials P.L.C.                        546,763 $ 3,094,588
    Morgan Sindall Group P.L.C.                              54,591     729,786
#*  Mothercare P.L.C.                                       132,987     420,149
    N Brown Group P.L.C.                                    277,163   2,402,187
    National Express Group P.L.C.                           948,998   4,476,822
    National Grid P.L.C.                                     14,459     205,509
#   National Grid P.L.C. Sponsored ADR                      167,138  11,876,825
    NCC Group P.L.C.                                         65,521     209,100
#*  New World Resources P.L.C. Class A                       46,188      30,190
    Next P.L.C.                                              74,350   8,202,429
    Northgate P.L.C.                                        228,541   2,000,560
    Novae Group P.L.C.                                       81,626     747,194
*   Ocado Group P.L.C.                                      245,959   1,400,086
    Old Mutual P.L.C.                                     4,725,443  15,972,393
*   Optos P.L.C.                                              8,716      23,590
*   Oxford Biomedica P.L.C.                                 264,084       9,917
    Oxford Instruments P.L.C.                                30,807     671,312
    Pace P.L.C.                                             785,298   4,838,996
    PayPoint P.L.C.                                          26,103     502,134
    Pearson P.L.C.                                           73,757   1,383,089
#   Pearson P.L.C. Sponsored ADR                            611,621  11,480,126
    Pendragon P.L.C.                                        525,892     276,154
    Pennon Group P.L.C.                                     535,917   6,860,627
*   Persimmon P.L.C.                                        538,273  11,945,343
*   Petra Diamonds, Ltd.                                    210,675     581,155
    Petrofac, Ltd.                                          306,676   7,526,572
#   Petropavlovsk P.L.C.                                    288,430     331,970
    Phoenix Group Holdings                                  193,634   2,232,933
    Phoenix IT Group, Ltd.                                   33,310      62,038
    Photo-Me International P.L.C.                           817,692   1,863,725
    Playtech P.L.C.                                          58,142     656,224
    Premier Farnell P.L.C.                                  420,499   1,581,941
*   Premier Foods P.L.C.                                  1,363,466   1,325,185
    Premier Oil P.L.C.                                      853,159   4,885,232
    Prudential P.L.C.                                        27,049     621,832
#   Prudential P.L.C. ADR                                   635,609  29,358,780
*   Punch Taverns P.L.C.                                    883,786     209,370
    PV Crystalox Solar P.L.C.                                60,126      22,136
    PZ Cussons P.L.C.                                       294,346   1,722,721
    QinetiQ Group P.L.C.                                  1,355,821   4,830,422
*   Quintain Estates & Development P.L.C.                   809,541   1,386,803
    Randgold Resources, Ltd.                                 41,213   3,312,827
    Rank Group P.L.C.                                        20,290      55,193
*   Raven Russia, Ltd.                                       79,408      87,251
    REA Holdings P.L.C.                                      11,361      87,523
    Reckitt Benckiser Group P.L.C.                          111,886   9,032,103
    Redrow P.L.C.                                           486,755   2,355,768
    Reed Elsevier P.L.C.                                    353,780   5,217,412
#   Reed Elsevier P.L.C. Sponsored ADR                       45,139   2,669,520
    Regus P.L.C.                                          1,351,424   4,778,867
    Renishaw P.L.C.                                          36,787   1,131,439
*   Renovo Group P.L.C.                                      92,500      24,984

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
UNITED KINGDOM -- (Continued)
    Rentokil Initial P.L.C.                              1,678,344 $  3,381,789
    Resolution, Ltd.                                     2,756,911   13,908,186
    Restaurant Group P.L.C. (The)                          290,445    3,066,784
    Rexam P.L.C.                                         1,597,760   13,395,497
    Ricardo P.L.C.                                          41,691      477,377
    Rightmove P.L.C.                                       123,175    5,018,062
    Rio Tinto P.L.C.                                       113,242    6,156,705
#   Rio Tinto P.L.C. Sponsored ADR                         656,443   35,638,290
    RM P.L.C.                                               27,965       65,425
    Robert Walters P.L.C.                                   96,470      520,689
    Rolls-Royce Holdings P.L.C.                            938,225   16,665,201
    Rotork P.L.C.                                          111,151    4,874,678
*   Royal Bank of Scotland Group P.L.C.                     84,053      425,850
#*  Royal Bank of Scotland Group P.L.C. Sponsored ADR      548,987    5,577,708
#   Royal Dutch Shell P.L.C. ADR(780259107)              1,398,074  118,346,964
    Royal Dutch Shell P.L.C. ADR(780259206)                443,387   34,912,292
    Royal Dutch Shell P.L.C. Class A                        11,505      454,841
    Royal Dutch Shell P.L.C. Class B                        64,523    2,739,710
    RPC Group P.L.C.                                       305,042    3,091,522
    RPS Group P.L.C.                                       391,137    1,956,228
    RSA Insurance Group P.L.C.                           8,189,690   13,598,289
    S&U P.L.C.                                               2,614       83,047
    SABMiller P.L.C.                                       194,928   10,614,018
    Sage Group P.L.C. (The)                              1,478,332   10,663,918
*   Salamander Energy P.L.C.                               370,000      838,224
    Savills P.L.C.                                         195,197    1,978,040
    Schroders P.L.C.(0239581)                               55,850    1,840,085
    Schroders P.L.C.(0240549)                              123,781    5,353,025
    SDL P.L.C.                                             137,368      699,925
    Senior P.L.C.                                          796,990    3,851,811
    Sepura P.L.C.                                           12,081       27,106
    Serco Group P.L.C.                                     328,894    1,874,601
*   Severfield-Rowen P.L.C.                                407,213      420,909
    Severn Trent P.L.C.                                    206,989    6,452,156
    Shanks Group P.L.C.                                  1,005,618    1,736,034
    Shire P.L.C.                                           147,265    8,422,371
    Shire P.L.C. ADR                                        28,741    4,936,267
    SIG P.L.C.                                           1,278,341    4,142,976
*   Skyepharma P.L.C. Sponsored ADR                             80          320
    Smith & Nephew P.L.C.                                  234,264    3,652,911
    Smith & Nephew P.L.C. Sponsored ADR                     45,931    3,579,862
    Smiths Group P.L.C.                                    470,190   10,613,924
    Soco International P.L.C.                              408,442    2,985,164
    Spectris P.L.C.                                        261,686    9,846,367
    Speedy Hire P.L.C.                                     686,583      653,725
    Spirax-Sarco Engineering P.L.C.                        121,402    5,951,275
    Spirent Communications P.L.C.                        1,958,383    3,152,636
    Spirent Communications P.L.C. ADR                       25,100      161,895
    Spirit Pub Co. P.L.C.                                1,176,647    1,559,925
*   Sportech P.L.C.                                         87,812      128,956
*   Sports Direct International P.L.C.                     186,261    2,469,756
    SSE P.L.C.                                             458,227   11,816,072

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
UNITED KINGDOM -- (Continued)
    St Ives P.L.C.                                           67,950 $   227,667
    St James's Place P.L.C.                                 714,789   9,315,607
    ST Modwen Properties P.L.C.                             303,979   1,908,755
    Stagecoach Group P.L.C.                                 647,736   4,061,843
    Standard Chartered P.L.C.                             1,074,332  23,267,064
    Standard Life P.L.C.                                  1,997,988  12,916,976
    Sthree P.L.C.                                            82,072     560,686
#   Stobart Group, Ltd.                                      80,464     186,320
    STV Group P.L.C.                                         56,141     345,381
*   SuperGroup P.L.C.                                        47,847   1,075,565
    Synergy Health P.L.C.                                    97,814   2,049,911
    Synthomer P.L.C.                                        399,252   1,779,700
    T Clarke P.L.C.                                          26,802      36,853
    TalkTalk Telecom Group P.L.C.                           781,833   3,788,981
    Tarsus Group P.L.C.                                       4,986      19,018
    Tate & Lyle P.L.C.                                      635,489   7,533,485
    Taylor Wimpey P.L.C.                                  5,745,876  10,218,724
    Ted Baker P.L.C.                                         17,072     533,560
    Telecity Group P.L.C.                                   178,205   2,161,341
    Telecom Plus P.L.C.                                      34,242     896,419
    Tesco P.L.C.                                          5,068,750  25,110,209
*   Thomas Cook Group P.L.C.                              3,409,859  10,079,878
#*  Thorntons P.L.C.                                         61,885     126,984
    Topps Tiles P.L.C.                                       96,161     209,229
    Travis Perkins P.L.C.                                   456,761  13,186,846
    Tribal Group P.L.C.                                      44,362     150,322
    Trifast P.L.C.                                           36,432      56,874
*   Trinity Mirror P.L.C.                                   578,208   1,694,514
    TT electronics P.L.C.                                   324,357   1,146,853
    TUI Travel P.L.C.                                       779,341   5,637,162
    Tullett Prebon P.L.C.                                   438,186   2,355,299
    Tullow Oil P.L.C.                                       229,756   3,417,689
    UBM P.L.C.                                              261,224   2,905,818
    UDG Healthcare P.L.C.                                   343,307   2,081,386
    UK Mail Group P.L.C.                                     12,676     124,068
    Ultra Electronics Holdings P.L.C.                       110,145   3,158,332
    Unilever P.L.C.                                          64,971   2,906,351
    Unilever P.L.C. Sponsored ADR                           153,358   6,861,237
    Unite Group P.L.C. (The)                                277,907   1,984,497
    United Utilities Group P.L.C.                           567,597   7,634,755
#   United Utilities Group P.L.C. ADR                        10,818     290,247
    UTV Media P.L.C.                                        124,840     505,614
*   Vectura Group P.L.C.                                    515,308   1,225,963
#   Vedanta Resources P.L.C.                                183,060   2,931,381
*   Vernalis P.L.C.                                          11,473       6,541
    Vesuvius P.L.C.                                         596,184   4,205,222
    Victrex P.L.C.                                           89,803   2,827,466
    Vislink P.L.C.                                           11,896       9,468
    Vitec Group P.L.C. (The)                                 22,541     234,458
    Vodafone Group P.L.C.                                   339,571   1,289,216
    Vodafone Group P.L.C. Sponsored ADR                   1,234,928  46,877,857
#   Volex P.L.C.                                             18,246      31,878

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                      SHARES        VALUE++
                                                    ----------- ---------------
UNITED KINGDOM -- (Continued)
    Vp P.L.C.                                            13,881 $       150,364
    Weir Group P.L.C. (The)                             307,927      14,006,695
    WH Smith P.L.C.                                     192,501       3,570,046
    Whitbread P.L.C.                                    188,208      12,981,827
    William Hill P.L.C.                               1,260,604       7,553,589
    Wilmington Group P.L.C.                             141,363         542,649
*   Wincanton P.L.C.                                     58,198         116,465
    WM Morrison Supermarkets P.L.C.                   2,871,934       9,749,259
*   Wolfson Microelectronics P.L.C.                     192,246         763,279
    Wolseley P.L.C.                                     258,786      14,995,183
#   Wolseley P.L.C. ADR                                  53,693         313,570
    WPP P.L.C.                                          443,647       9,565,736
#   WPP P.L.C. Sponsored ADR                            134,635      14,531,156
    WS Atkins P.L.C.                                    122,959       2,666,775
    Xaar P.L.C.                                          48,462         645,610
    Xchanging P.L.C.                                    448,427       1,206,191
#   XP Power, Ltd.                                        4,208         116,532
                                                                ---------------
TOTAL UNITED KINGDOM                                              2,273,230,274
                                                                ---------------
UNITED STATES -- (0.0%)
*   Endo International P.L.C.                            19,488       1,221,678
*   Kofax, Ltd.                                          74,171         557,193
*   McEwen Mining - Minera Andes Acquisition Corp.      112,338         267,508
                                                                ---------------
TOTAL UNITED STATES                                                   2,046,379
                                                                ---------------
TOTAL COMMON STOCKS                                              11,369,053,995
                                                                ---------------
PREFERRED STOCKS -- (0.1%)

FRANCE -- (0.0%)
*   Valneva SE                                            9,569           7,584
                                                                ---------------
GERMANY -- (0.1%)
    Porsche Automobil Holding SE                         55,763       6,167,108
                                                                ---------------
UNITED KINGDOM -- (0.0%)
*   McBride P.L.C.                                    4,751,993           8,023
*   Rolls-Royce Holdings P.L.C.                     125,722,150         212,269
                                                                ---------------
TOTAL UNITED KINGDOM                                                    220,292
                                                                ---------------
TOTAL PREFERRED STOCKS                                                6,394,984
                                                                ---------------
RIGHTS/WARRANTS -- (0.0%)

AUSTRALIA -- (0.0%)
#*  Aquarius Platinum, Ltd. Rights 05/14/14             599,078          64,003
*   Bank of Queensland, Ltd. Rights 05/09/14             67,126              --
*   Centrebet International, Ltd. Litigation Rights      22,005              --
*   Equity Trustees, Ltd. Rights 05/07/14                   899              --
                                                                ---------------
TOTAL AUSTRALIA                                                          64,003
                                                                ---------------
AUSTRIA -- (0.0%)
*   Intercell AG                                         29,444              --
                                                                ---------------
FRANCE -- (0.0%)
*   Groupe Fnac                                               4              19

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED

                                                      SHARES        VALUE++
                                                    ----------- ---------------
FRANCE -- (Continued)
*     Peugeot SA Warrants 04/29/17                      486,891 $       931,498
                                                                ---------------
TOTAL FRANCE                                                            931,517
                                                                ---------------
HONG KONG -- (0.0%)
*     Haitong International Securities Group, Ltd.
        Rights 05/23/14                                 393,096           4,563
*     Sun Hung Kai Properties 04/22/16                   78,253          53,495
*     Sustainable Forest Holdings Rights 05/05/14        56,954           1,175
                                                                ---------------
TOTAL HONG KONG                                                          59,233
                                                                ---------------
ISRAEL -- (0.0%)
#*    Africa Israel Investments, Ltd. Rights
        05/01/14                                          4,863           4,188
                                                                ---------------
ITALY -- (0.0%)
*     Seat Pagine Gialle SpA Warrants 08/31/14        1,199,818              --
                                                                ---------------
PORTUGAL -- (0.0%)
*     Mota-Engil SGPS SA Rights 12/31/49                149,762         118,196
                                                                ---------------
SINGAPORE -- (0.0%)
*     Falcon Energy Group, Ltd. Rights 06/18/16          57,200           1,460
                                                                ---------------
SPAIN -- (0.0%)
*     Banco Santander SA                              4,226,645         894,170
*     Inmobiliaria Colonial SA                            1,392           6,026
                                                                ---------------
TOTAL SPAIN                                                             900,196
                                                                ---------------
SWEDEN -- (0.0%)
*     Rezidor Hotel Group Rights 05/21/14               118,363          54,914
                                                                ---------------
UNITED KINGDOM -- (0.0%)
*     Babcock International Group P.L.C. Rights
        05/06/14                                        149,321       1,008,452
                                                                ---------------
TOTAL RIGHTS/WARRANTS                                                 3,142,159
                                                                ---------------

                                                      SHARES/
                                                       FACE
                                                      AMOUNT
                                                       (000)        VALUE+
                                                    ----------- ---------------
SECURITIES LENDING COLLATERAL -- (12.3%)
(S)@  DFA Short Term Investment Fund                138,213,468   1,599,129,820
                                                                ---------------
TOTAL INVESTMENTS -- (100.0%) (Cost $10,943,662,398)            $12,977,720,958
                                                                ===============

INTERNATIONAL CORE EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                         ------------------------------------------------------
                            LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                         -------------- --------------- ------- ---------------
Common Stocks
   Australia             $   27,349,796 $   675,720,701   --    $   703,070,497
   Austria                      633,710      59,076,385   --         59,710,095
   Belgium                   12,903,368     142,163,024   --        155,066,392
   Brazil                         6,373              --   --              6,373
   Canada                   995,459,311          35,754   --        995,495,065
   China                             --         810,990   --            810,990
   Denmark                    7,667,415     168,780,139   --        176,447,554
   Finland                    4,107,611     185,526,691   --        189,634,302
   France                   106,636,570     817,905,988   --        924,542,558
   Germany                   89,203,687     706,410,953   --        795,614,640
   Greece                            --          71,924   --             71,924
   Hong Kong                    634,204     295,793,080   --        296,427,284
   Ireland                   14,600,045      38,715,502   --         53,315,547
   Israel                    24,857,510      50,481,996   --         75,339,506
   Italy                     18,924,297     308,083,981   --        327,008,278
   Japan                    103,863,877   2,077,813,579   --      2,181,677,456
   Netherlands               50,534,444     259,208,191   --        309,742,635
   New Zealand                   78,338      33,442,199   --         33,520,537
   Norway                    13,497,244     106,022,813   --        119,520,057
   Portugal                     348,577      40,926,924   --         41,275,501
   Singapore                         --     154,841,578   --        154,841,578
   Spain                     44,575,753     280,613,650   --        325,189,403
   Sweden                     9,839,720     362,308,299   --        372,148,019
   Switzerland              111,966,697     691,334,454   --        803,301,151
   United Kingdom           691,897,766   1,581,332,508   --      2,273,230,274
   United States              1,489,186         557,193   --          2,046,379
Preferred Stocks
   France                            --           7,584   --              7,584
   Germany                           --       6,167,108   --          6,167,108
   United Kingdom                    --         220,292   --            220,292
Rights/Warrants
   Australia                         --          64,003   --             64,003
   Austria                           --              --   --                 --
   France                            --         931,517   --            931,517
   Hong Kong                         --          59,233   --             59,233
   Israel                            --           4,188   --              4,188
   Italy                             --              --   --                 --
   Portugal                          --         118,196   --            118,196
   Singapore                         --           1,460   --              1,460
   Spain                             --         900,196   --            900,196
   Sweden                            --          54,914   --             54,914
   United Kingdom                    --       1,008,452   --          1,008,452
Securities Lending
  Collateral                         --   1,599,129,820   --      1,599,129,820
                         -------------- ---------------   --    ---------------
TOTAL                    $2,331,075,499 $10,646,645,459   --    $12,977,720,958
                         ============== ===============   ==    ===============

              DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                         SHARES     VALUE++
                                                       ---------- ------------
COMMON STOCKS -- (93.4%)

AUSTRALIA -- (20.4%)
#   Abacus Property Group                               2,138,752 $  4,856,038
#   ALE Property Group                                  1,074,756    2,886,740
#   Aspen Group                                           713,024      891,617
#   Astro Japan Property Group                            324,811    1,147,815
    Australian Education Trust                            776,469    1,248,178
#   BWP Trust                                           3,783,145    8,797,276
#   Carindale Property Trust                               99,428      529,062
#   CFS Retail Property Trust Group                    15,732,519   29,454,557
#   Challenger Diversified Property Group                 676,721    1,722,185
#   Charter Hall Group                                  1,872,266    7,327,029
*   Charter Hall Office                                 2,059,687        2,009
#   Charter Hall Retail REIT                            2,428,948    8,731,516
    Cromwell Property Group                             8,457,133    7,791,657
#   Dexus Property Group                               39,586,350   41,879,353
    Federation Centres, Ltd.                           10,569,645   24,535,114
    Galileo Japan Trust                                    81,767      119,118
    Generation Healthcare REIT                              9,491       11,117
    Goodman Group                                      12,869,784   59,779,493
    GPT Group(6365866)                                 12,514,991   45,671,312
*   GPT Group(B3WX9L1)                                 38,018,670           --
    Growthpoint Properties Australia, Ltd.                332,545      751,296
#   Ingenia Communities Group                           3,668,928    1,691,419
    Investa Office Fund                                 4,767,134   14,841,377
*   Prime Retirement & Aged Care Property Trust           116,309           --
#   Shopping Centres Australasia Property Group         5,022,541    8,111,119
    Stockland                                          17,051,348   61,813,398
    Westfield Group                                    15,048,469  153,558,494
    Westfield Retail Trust                             22,117,295   65,709,998
                                                                  ------------
TOTAL AUSTRALIA                                                    553,858,287
                                                                  ------------
BELGIUM -- (1.5%)
    Aedifica SA                                            55,792    3,892,223
#   Befimmo SA                                            129,947    9,472,522
#   Cofinimmo                                             133,272   16,330,923
    Intervest Offices & Warehouses                         46,569    1,454,485
    Leasinvest Real Estate SCA                             12,877    1,464,217
    Montea SCA                                                654       29,627
#   Retail Estates NV                                      16,756    1,325,521
    Warehouses De Pauw SCA                                 81,751    6,308,902
    Wereldhave Belgium NV                                  11,296    1,443,650
                                                                  ------------
TOTAL BELGIUM                                                       41,722,070
                                                                  ------------
CANADA -- (5.8%)
#   Allied Properties REIT                                267,235    8,340,960
    Artis REIT                                            495,440    7,218,810
#   Boardwalk REIT                                        179,800   10,134,614
    Brookfield Canada Office Properties                    59,150    1,449,541
    BTB REIT                                                2,567       10,891
#   Calloway REIT                                         464,642   11,352,687
    Canadian Apartment Properties REIT                    427,256    8,197,795

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                         SHARES     VALUE++
                                                        --------- ------------
CANADA -- (Continued)
#   Canadian REIT                                         273,172 $ 11,260,354
#   Chartwell Retirement Residences                       664,387    6,322,300
    Cominar REIT                                          428,931    7,435,508
#   Crombie REIT                                          263,180    3,229,571
    Dundee International REIT                              19,900      169,941
    Dundee REIT Class A                                   408,363   10,760,023
#   Granite REIT                                          184,153    7,093,599
    H&R REIT                                            1,036,249   21,820,749
    Huntingdon Capital Corp.                                2,597       28,551
#   InnVest REIT                                          367,823    1,778,625
    InterRent REIT                                        125,890      639,759
    Morguard North American Residential REIT               10,333       96,915
    Morguard REIT                                         205,123    3,145,949
    Northern Property REIT                                124,929    3,189,192
#   NorthWest Healthcare Properties REIT                  144,545    1,321,419
#   Partners REIT                                         104,000      424,141
    Plaza Retail REIT                                      17,696       67,002
    Pure Industrial Real Estate Trust                     579,183    2,599,863
    Retrocom REIT                                         217,731      953,523
#   RioCan REIT                                         1,208,099   30,013,718
                                                                  ------------
TOTAL CANADA                                                       159,056,000
                                                                  ------------
CHINA -- (0.2%)
*   RREEF China Commercial Trust                        1,392,000        3,232
#   Yuexiu REIT                                         9,640,000    4,568,759
                                                                  ------------
TOTAL CHINA                                                          4,571,991
                                                                  ------------
FRANCE -- (4.4%)
#   Acanthe Developpement SA                              193,988      131,387
    Affine SA                                              41,782      873,153
    Altarea                                                   147       27,533
    ANF Immobilier                                         38,332    1,286,119
    Argan                                                   7,595      168,696
    Cegereal                                               15,742      515,115
    Fonciere Des Regions                                  216,638   22,004,934
    Gecina SA                                             170,260   22,917,358
    ICADE                                                 263,943   26,929,628
    Klepierre                                             736,242   33,779,445
    Mercialys SA                                          284,393    6,538,107
    Societe de la Tour Eiffel                              44,244    3,191,887
#   Terreis                                                 1,329       44,966
                                                                  ------------
TOTAL FRANCE                                                       118,408,328
                                                                  ------------
GERMANY -- (0.4%)
    Alstria Office REIT-AG                                491,393    6,781,394
#   Hamborner REIT AG                                     325,493    3,569,328
*   Prime Office AG                                       114,387      469,602
                                                                  ------------
TOTAL GERMANY                                                       10,820,324
                                                                  ------------
GREECE -- (0.0%)
    Eurobank Properties Real Estate Investment Co.         96,660    1,118,030
                                                                  ------------

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
HONG KONG -- (4.1%)
    Champion REIT                                       19,292,012 $  9,118,860
#   Fortune REIT                                         5,508,000    4,333,500
    Link REIT (The)                                     18,378,305   91,500,709
#   Prosperity REIT                                      9,570,000    2,827,182
#   Regal REIT                                           6,889,000    1,919,755
#   Sunlight REIT                                        7,892,000    3,108,207
                                                                   ------------
TOTAL HONG KONG                                                     112,808,213
                                                                   ------------
ISRAEL -- (0.2%)
    Alony Hetz Properties & Investments, Ltd.              479,758    3,439,859
#   Reit 1, Ltd.                                           723,974    1,898,901
    Sella Capital Real Estate, Ltd.                        201,583      338,461
                                                                   ------------
TOTAL ISRAEL                                                          5,677,221
                                                                   ------------
ITALY -- (0.3%)
#   Beni Stabili SpA                                     7,790,569    6,964,246
    Immobiliare Grande Distribuzione                     1,204,507    2,237,863
                                                                   ------------
TOTAL ITALY                                                           9,202,109
                                                                   ------------
JAPAN -- (15.9%)
    Advance Residence Investment Corp.                       9,531   21,564,256
    Comforia Residential REIT, Inc.                             51      360,457
    Daiwa House REIT Investment Corp.                           58      236,357
#   Daiwa House Residential Investment Corp.                 2,506   10,392,036
#   Daiwa Office Investment Corp.                            1,651    8,452,373
    Frontier Real Estate Investment Corp.                    3,541   18,373,028
    Fukuoka REIT Co.                                         4,328    6,964,952
#   Global One Real Estate Investment Corp.                  1,388    4,342,822
    Hankyu Reit, Inc.                                          719    3,864,565
#   Heiwa Real Estate REIT, Inc.                             5,104    4,160,393
    Ichigo Real Estate Investment Corp.                      4,698    2,828,020
    Industrial & Infrastructure Fund Investment Corp.        1,026    8,598,121
    Invincible Investment Corp.                              5,808    1,018,194
#   Japan Excellent, Inc.                                    7,793   10,349,088
    Japan Hotel REIT Investment Corp.                       17,717    8,149,636
#   Japan Logistics Fund, Inc.                               5,690   12,841,538
#   Japan Prime Realty Investment Corp.                      5,974   21,022,232
#   Japan Real Estate Investment Corp.                       9,096   48,222,766
    Japan Rental Housing Investments, Inc.                   7,754    4,797,086
    Japan Retail Fund Investment Corp.                      17,708   35,616,260
#   Kenedix Office Investment Corp.                          2,400   11,989,118
    Kenedix Residential Investment Corp.                     1,405    3,083,722
    MID Reit, Inc.                                           1,306    2,954,954
#   Mori Hills REIT Investment Corp.                         8,282   11,052,041
#   Mori Trust Sogo Reit, Inc.                               8,135   12,209,297
#   Nippon Accommodations Fund, Inc.                         3,405   12,009,375
#   Nippon Building Fund, Inc.                              10,488   58,150,335
#   Nomura Real Estate Office Fund, Inc.                     2,663   11,524,505
#   Nomura Real Estate Residential Fund, Inc.                1,098    6,075,190
#   Orix JREIT, Inc.                                        13,599   17,299,637
    Premier Investment Corp.                                 1,659    6,409,052

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
JAPAN -- (Continued)
#   Sekisui House SI Investment Co.                          5,745 $  5,427,759
    Starts Proceed Investment Corp.                            401      662,090
#   Tokyu REIT, Inc.                                         6,423    8,206,499
    Top REIT, Inc.                                           1,205    5,230,726
#   United Urban Investment Corp.                           18,210   27,483,355
                                                                   ------------
TOTAL JAPAN                                                         431,921,835
                                                                   ------------
MALAYSIA -- (0.7%)
    Amanahraya REIT                                        609,800      173,713
    AmFirst REIT                                         1,694,840      503,712
#   Axis REIT                                            2,424,027    2,599,302
    CapitaMalls Malaysia Trust                           7,935,700    3,670,767
    Hektar REIT                                            125,525       57,708
    IGB REIT                                             4,586,100    1,629,722
    KLCC Property Holdings Bhd                           2,287,100    4,660,463
    Quill Capita Trust                                     733,100      253,532
    Sunway REIT                                          9,301,200    3,877,534
    Tower REIT                                             434,900      190,535
    YTL Hospitality REIT                                 2,791,500      778,273
                                                                   ------------
TOTAL MALAYSIA                                                       18,395,261
                                                                   ------------
MEXICO -- (1.3%)
    Asesor de Activos Prisma SAPI de C.V.                   27,464       35,687
#   Concentradora Fibra Hotelera Mexicana S.A. de C.V.     292,942      483,880
#   Fibra Uno Administracion S.A. de C.V.                9,758,445   31,991,722
#   Mexico Real Estate Management S.A. de C.V.           1,518,397    2,902,686
    TF Administradora Industrial S de RL de C.V.            83,547      167,889
                                                                   ------------
TOTAL MEXICO                                                         35,581,864
                                                                   ------------
NETHERLANDS -- (9.3%)
    Corio NV                                               517,775   24,261,738
    Eurocommercial Properties NV                           286,433   13,149,996
    Nieuwe Steen Investments NV                            463,323    2,803,445
    Unibail-Rodamco SE                                     708,508  191,470,269
    Vastned Retail NV                                      154,939    7,972,643
#   Wereldhave NV                                          167,438   14,080,055
                                                                   ------------
TOTAL NETHERLANDS                                                   253,738,146
                                                                   ------------
NEW ZEALAND -- (0.7%)
    Argosy Property, Ltd.                                4,078,311    3,236,913
#   DNZ Property Fund, Ltd.                                603,875      812,339
    Goodman Property Trust                               5,573,119    4,784,532
#   Kiwi Income Property Trust                           6,005,611    5,956,269
    NPT, Ltd.                                               45,944       24,531
#   Precinct Properties New Zealand, Ltd.                1,415,872    1,245,568
#   Property for Industry, Ltd.                            895,888      996,757
#   Vital Healthcare Property Trust                      1,337,250    1,545,004
                                                                   ------------
TOTAL NEW ZEALAND                                                    18,601,913
                                                                   ------------
SINGAPORE -- (7.9%)
#   AIMS AMP Capital Industrial REIT                     3,452,191    3,903,608

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
SINGAPORE -- (Continued)
    Ascendas Hospitality Trust                             141,000 $     81,025
#   Ascendas India Trust                                 2,943,000    1,797,420
    Ascendas REIT                                       16,266,000   29,772,683
    Ascott Residence Trust                               6,491,400    6,222,227
#   Cache Logistics Trust                                5,773,000    5,303,166
#   Cambridge Industrial Trust                           9,454,231    5,589,421
#   CapitaCommercial Trust                              16,050,000   20,539,942
    CapitaMall Trust                                    19,365,300   30,869,017
#   CapitaRetail China Trust                             4,424,980    5,231,903
#   CDL Hospitality Trusts                               5,128,000    7,355,091
#   Far East Hospitality Trust                             836,000      591,068
    First REIT                                           3,640,000    3,374,434
#   Frasers Centrepoint Trust                            4,117,000    5,903,953
    Frasers Commercial Trust                             3,815,200    3,871,364
#   Keppel REIT                                         10,912,526   10,547,800
#   Lippo Malls Indonesia Retail Trust                  10,413,000    3,367,784
    Mapletree Commercial Trust                           9,918,000   10,032,045
#   Mapletree Industrial Trust                           8,678,000    9,985,937
    Mapletree Logistics Trust                           11,707,430   10,282,321
#   Parkway Life REIT                                    2,522,000    5,048,713
#   Sabana Shari'ah Compliant Industrial REIT            2,716,000    2,221,741
    Saizen REIT                                          1,591,600    1,137,050
    Starhill Global REIT                                10,703,000    6,926,097
    Suntec REIT                                         17,180,000   23,547,892
                                                                   ------------
TOTAL SINGAPORE                                                     213,503,702
                                                                   ------------
SOUTH AFRICA -- (2.9%)
#   Acucap Properties, Ltd.                                853,990    3,847,966
    Capital Property Fund                               11,430,703   11,524,993
    Emira Property Fund                                  3,664,365    5,034,261
    Fountainhead Property Trust                          7,183,721    5,435,952
    Growthpoint Properties, Ltd.                         8,720,596   20,159,101
    Hyprop Investments, Ltd.                               650,294    4,863,059
*   Investec Property Fund, Ltd.                           125,747      176,859
    Rebosis Property Fund, Ltd.                            771,194      851,116
    Redefine Properties, Ltd.                           11,637,459   11,001,133
    Resilient Property Income Fund, Ltd.                 1,140,818    6,249,220
    SA Corporate Real Estate Fund Nominees Pty, Ltd.    11,237,560    4,411,983
    Sycom Property Fund                                  1,085,713    2,756,841
    Vividend Income Fund, Ltd.                             811,175      394,843
#   Vukile Property Fund, Ltd.                           1,509,356    2,407,757
                                                                   ------------
TOTAL SOUTH AFRICA                                                   79,115,084
                                                                   ------------
TAIWAN -- (0.5%)
    Cathay No. 1 REIT                                    9,408,000    5,444,542
    Cathay No. 2 REIT                                    3,796,000    1,759,758
    Fubon No. 1 REIT                                     1,049,000      492,873
    Fubon No. 2 REIT                                     3,822,000    1,497,359
    Gallop No. 1 REIT                                    2,511,000    1,501,742
    Shin Kong No.1 REIT                                  4,652,000    1,964,740
                                                                   ------------
TOTAL TAIWAN                                                         12,661,014
                                                                   ------------

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED

                                                      SHARES       VALUE++
                                                     ---------- --------------
TURKEY -- (1.2%)
*     Akfen Gayrimenkul Yatirim Ortakligi A.S.          339,253 $      215,801
      Akmerkez Gayrimenkul Yatirim Ortakligi A.S.       110,306        899,770
      Alarko Gayrimenkul Yatirim Ortakligi A.S.          50,495        496,557
#*    Dogus Gayrimenkul Yatirim Ortakligi A.S.          584,195      1,385,070
      Emlak Konut Gayrimenkul Yatirim Ortakligi A.S. 18,208,982     23,910,479
      Is Gayrimenkul Yatirim Ortakligi A.S.           2,785,125      1,825,347
#*    Nurol Gayrimenkul Yatirim Ortakligi A.S.           74,764        159,210
*     Ozak Gayrimenkul Yatirim Ortakligi                115,286        112,070
*     Saf Gayrimenkul Yatirim Ortakligi A.S.          1,719,173        758,944
      Sinpas Gayrimenkul Yatirim Ortakligi A.S.       1,210,163        483,370
      Torunlar Gayrimenkul Yatirim Ortakligi A.S.     1,345,323      2,292,489
#*    Vakif Gayrimenkul Yatirim Ortakligi A.S.          294,818      1,006,240
                                                                --------------
TOTAL TURKEY                                                        33,545,347
                                                                --------------
UNITED KINGDOM -- (15.7%)
      Assura Group, Ltd.                                349,570        259,583
      Big Yellow Group P.L.C.                           924,104      8,032,565
      British Land Co. P.L.C.                         7,167,344     83,735,630
      Derwent London P.L.C.                             688,726     31,683,138
      Great Portland Estates P.L.C.                   2,582,483     27,381,627
      Hammerson P.L.C.                                5,226,737     50,443,712
      Hansteen Holdings P.L.C.                        4,379,322      7,625,108
      Intu Properties P.L.C.                          6,250,871     30,880,534
      Land Securities Group P.L.C.                    5,795,651    104,114,043
      Londonmetric Property P.L.C.                    3,984,678      9,306,768
      McKay Securities P.L.C.                           291,404      1,069,473
      Mucklow A & J Group P.L.C.                        300,164      2,283,556
      Primary Health Properties P.L.C.                  515,278      3,116,191
      Redefine International P.L.C.                     822,063        770,773
      Safestore Holdings P.L.C.                       1,218,107      4,737,705
      Segro P.L.C.                                    5,504,210     32,576,737
      Shaftesbury P.L.C.                              1,925,660     21,530,655
      Town Centre Securities P.L.C.                      15,932         66,784
      Workspace Group P.L.C.                            798,531      7,738,868
                                                                --------------
TOTAL UNITED KINGDOM                                               427,353,450
                                                                --------------
TOTAL COMMON STOCKS                                              2,541,660,189
                                                                --------------
RIGHTS/WARRANTS -- (0.0%)

SOUTH AFRICA -- (0.0%)
*     Resilient Property Income Fund Rights 05/16/14     74,331         34,267
                                                                --------------

                                                      SHARES/
                                                       FACE
                                                      AMOUNT
                                                       (000)       VALUE+
                                                     ---------- --------------
SECURITIES LENDING COLLATERAL -- (6.6%)
(S)@  DFA Short Term Investment Fund                 15,503,469    179,375,134
                                                                --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $2,383,949,446)             $2,721,069,590
                                                                ==============

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                 INVESTMENTS IN SECURITIES (MARKET VALUE)
                            --------------------------------------------------
                              LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                            ------------ -------------- ------- --------------
  Common Stocks
     Australia                        -- $  553,858,287   --    $  553,858,287
     Belgium                          --     41,722,070   --        41,722,070
     Canada                 $159,056,000             --   --       159,056,000
     China                            --      4,571,991   --         4,571,991
     France                           --    118,408,328   --       118,408,328
     Germany                          --     10,820,324   --        10,820,324
     Greece                           --      1,118,030   --         1,118,030
     Hong Kong                        --    112,808,213   --       112,808,213
     Israel                           --      5,677,221   --         5,677,221
     Italy                            --      9,202,109   --         9,202,109
     Japan                            --    431,921,835   --       431,921,835
     Malaysia                         --     18,395,261   --        18,395,261
     Mexico                   35,581,864             --   --        35,581,864
     Netherlands                      --    253,738,146   --       253,738,146
     New Zealand                      --     18,601,913   --        18,601,913
     Singapore                        --    213,503,702   --       213,503,702
     South Africa                     --     79,115,084   --        79,115,084
     Taiwan                           --     12,661,014   --        12,661,014
     Turkey                           --     33,545,347   --        33,545,347
     United Kingdom                   --    427,353,450   --       427,353,450
  Rights/Warrants
     South Africa                     --         34,267   --            34,267
  Securities Lending
    Collateral                        --    179,375,134   --       179,375,134
                            ------------ --------------   --    --------------
  TOTAL                     $194,637,864 $2,526,431,726   --    $2,721,069,590
                            ============ ==============   ==    ==============

                  DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                           SHARES     VALUE++
                                                         ---------- -----------
COMMON STOCKS -- (89.3%)

AUSTRALIA -- (4.8%)
#*  Aditya Birla Minerals, Ltd.                           3,394,541 $   741,079
#*  AED Oil, Ltd.                                           992,337          --
*   AJ Lucas Group, Ltd.                                    584,687     499,114
    Amalgamated Holdings, Ltd.                            1,795,855  14,683,854
    Amcom Telecommunications, Ltd.                          254,262     497,448
    AP Eagers, Ltd.                                         421,401   1,980,590
#*  APN News & Media, Ltd.                               13,260,467   8,745,488
#*  Aquarius Platinum, Ltd.                                 910,133     326,175
    Arrium, Ltd.                                         25,130,963  28,007,343
*   ASG Group, Ltd.                                         311,883     104,383
#   Atlas Iron, Ltd.                                     16,142,601  13,690,916
#   Ausdrill, Ltd.                                        2,131,848   1,849,547
    Ausenco, Ltd.                                            66,477      34,335
*   Austal, Ltd.                                            510,603     498,547
#*  Australian Agricultural Co., Ltd.                    10,083,640  11,998,436
#   Australian Pharmaceutical Industries, Ltd.            6,609,381   3,565,590
    Australian Vintage, Ltd.                                 29,777       9,410
    Aveo Group                                            2,586,909   4,894,136
*   AVJennings, Ltd.                                         40,111      21,536
*   AWE, Ltd.                                             9,864,655  14,410,773
    Beach Energy, Ltd.                                   23,860,593  38,185,603
#*  Billabong International, Ltd.                         9,560,468   4,228,362
*   BlueScope Steel, Ltd.                                 6,779,993  40,990,398
#*  Boart Longyear, Ltd.                                  3,242,099     862,391
*   Boom Logistics, Ltd.                                  4,390,311     656,369
#   Bradken, Ltd.                                           598,994   2,363,973
    Breville Group, Ltd.                                  1,257,518  10,738,524
    Brickworks, Ltd.                                        454,518   5,665,926
    Calliden Group, Ltd.                                  1,458,137     515,646
*   Cape Lambert Resources, Ltd.                          7,444,989     692,719
*   Carnarvon Petroleum, Ltd.                               329,559      26,698
    CDS Technologies, Ltd.                                   15,209          --
*   Citigold Corp., Ltd.                                 11,406,919     424,496
#*  Coal of Africa, Ltd.                                    926,247      64,007
#*  Cockatoo Coal, Ltd.                                   2,898,176      93,978
*   Coffey International, Ltd.                            1,029,250     216,247
    Collection House, Ltd.                                   25,620      42,799
*   Cooper Energy, Ltd.                                   2,468,890   1,150,137
    Coventry Group, Ltd.                                    578,498   1,375,998
#   Crowe Horwath Australasia, Ltd.                       3,169,818   1,089,791
#   CSG, Ltd.                                               323,344     263,127
#   CSR, Ltd.                                             9,522,216  32,428,962
*   Deep Yellow, Ltd.                                     1,226,568      29,629
#*  Devine, Ltd.                                          1,483,785     978,023
    Downer EDI, Ltd.                                      5,154,982  24,065,072
    Echo Entertainment Group, Ltd.                        2,517,159   6,620,602
#*  Elders, Ltd.                                          9,301,839     952,223
#*  Emeco Holdings, Ltd.                                 11,367,540   2,768,791
#*  Energy Resources of Australia, Ltd.                   2,814,641   3,467,761
*   Energy World Corp., Ltd.                                156,969      41,683
#*  Eservglobal, Ltd.                                       205,010     152,829

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- -----------
AUSTRALIA -- (Continued)
#   Evolution Mining, Ltd.                               1,400,602 $ 1,117,463
    Fairfax Media, Ltd.                                 30,848,875  28,185,802
#   Fleetwood Corp., Ltd.                                   68,768     147,902
#*  Focus Minerals, Ltd.                                 3,332,343      37,455
    Gazal Corp., Ltd.                                       12,797      34,303
*   Geodynamics, Ltd.                                      780,673      43,506
#   Goodman Fielder, Ltd.                               37,803,693  23,725,002
    GrainCorp, Ltd. Class A                              2,085,914  17,203,478
#   Grange Resources, Ltd.                               2,757,876     670,296
#*  Gunns, Ltd.                                         15,479,938          --
    HFA Holdings, Ltd.                                     153,930     143,488
*   Hillgrove Resources, Ltd.                           10,395,514     658,743
    Hills, Ltd.                                          2,700,501   4,249,496
#   Imdex, Ltd.                                            490,771     336,331
*   Indophil Resources NL                                1,863,584     243,081
*   Infigen Energy                                       5,225,320     899,312
    K&S Corp., Ltd.                                        159,942     199,580
#*  Kagara, Ltd.                                        11,222,734     239,796
#*  Kingsgate Consolidated, Ltd.                         1,333,978   1,115,198
    Lednium, Ltd.                                          438,495          --
*   Lemarne Corp., Ltd.                                      5,585       2,309
#*  Lonestar Resources, Ltd.                             1,221,060     324,519
#*  Macmahon Holdings, Ltd.                             12,017,712   1,178,364
    Macquarie Telecom Group, Ltd.                            4,996      37,182
    MaxiTRANS Industries, Ltd.                           4,380,537   3,908,554
#   McPherson's, Ltd.                                    1,553,082   1,688,028
*   Medusa Mining, Ltd.                                    793,349   1,333,051
    Melbourne IT, Ltd.                                       8,439      11,334
*   MEO Australia, Ltd.                                  1,258,809      30,499
*   Metals X, Ltd.                                         820,020     156,934
*   Metgasco, Ltd.                                         646,617      52,321
#   Mincor Resources NL                                  2,370,883   1,777,137
#*  Mineral Deposits, Ltd.                                 701,865   1,305,633
#*  Mirabela Nickel, Ltd.                                3,588,940         360
#*  Molopo Energy, Ltd.                                  1,648,921     253,487
#   Mount Gibson Iron, Ltd.                             12,143,631   8,293,209
#*  Nexus Energy, Ltd.                                  22,310,822     414,535
*   Northern Iron, Ltd.                                    115,112      20,304
    NRW Holdings, Ltd.                                   1,149,447   1,202,499
#   Nufarm, Ltd.                                         2,987,945  11,558,835
    Oakton, Ltd.                                             9,304      12,554
*   OM Holdings, Ltd.                                      323,217     100,631
*   Otto Energy, Ltd.                                    1,354,768     109,713
    OZ Minerals, Ltd.                                    2,460,417   8,467,641
    Pacific Brands, Ltd.                                25,649,033  12,076,271
#*  Paladin Energy, Ltd.                                12,753,197   5,186,744
*   Pan Pacific Petroleum NL                               453,105      44,681
    PanAust, Ltd.                                          483,863     727,650
    Panoramic Resources, Ltd.                            3,985,319   2,337,871
*   PaperlinX, Ltd.                                      9,868,101     329,974
#*  Perseus Mining, Ltd.                                   328,525     107,556
*   Petsec Energy, Ltd.                                     62,934       4,808

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                         SHARES     VALUE++
                                                       ---------- ------------
AUSTRALIA -- (Continued)
#*  Platinum Australia, Ltd.                            1,963,690 $     10,946
*   PMP, Ltd.                                           6,456,626    2,558,667
    Premier Investments, Ltd.                           1,553,481   14,348,082
    Primary Health Care, Ltd.                          10,254,873   44,821,248
    Prime Media Group, Ltd.                             1,693,313    1,557,773
    Programmed Maintenance Services, Ltd.               1,923,696    5,093,657
#*  Qantas Airways, Ltd.                                  113,549      129,166
#*  Ramelius Resources, Ltd.                            2,068,208      202,341
    RCR Tomlinson, Ltd.                                   121,556      309,545
*   Regional Express Holdings, Ltd.                        21,861       15,638
*   Resolute Mining, Ltd.                               4,293,156    2,426,691
#*  Resource Generation, Ltd.                             607,387       93,205
#   Ridley Corp., Ltd.                                  8,052,689    6,322,016
*   Roc Oil Co., Ltd.                                   1,762,175      787,037
*   Saracen Mineral Holdings, Ltd.                      1,649,569      507,857
    Sedgman, Ltd.                                          23,374        9,775
    Select Harvests, Ltd.                                 272,502    1,598,204
    Service Stream, Ltd.                                3,365,093      643,254
    Seven Group Holdings, Ltd.                            637,212    4,881,066
    Seven West Media, Ltd.                              5,226,090    9,080,559
    Sigma Pharmaceuticals, Ltd.                        13,570,604    9,158,512
#*  Silver Lake Resources, Ltd.                         2,743,490    1,049,844
*   Sims Metal Management, Ltd.                            57,360      524,597
#   Southern Cross Media Group, Ltd.                   10,034,456   12,016,558
#*  St Barbara, Ltd.                                      389,470       78,287
#*  Straits Resources, Ltd.                               418,006        1,951
    STW Communications Group, Ltd.                      3,491,470    4,586,278
#   Sunland Group, Ltd.                                 5,108,129    7,938,692
    Swick Mining Services, Ltd.                           440,732      104,549
#*  Tap Oil, Ltd.                                       5,076,579    1,960,232
    Tassal Group, Ltd.                                  1,574,040    6,073,543
#*  Ten Network Holdings, Ltd.                         18,058,379    4,548,793
    TFS Corp., Ltd.                                       453,260      717,900
*   Toro Energy, Ltd.                                   2,101,506      132,786
#*  Transfield Services, Ltd.                           7,167,831    6,418,616
*   Transpacific Industries Group, Ltd.                16,723,581   17,391,032
#   Treasury Wine Estates, Ltd.                           769,187    2,739,331
#*  Troy Resources, Ltd.                                  157,565      143,795
#   UGL, Ltd.                                             658,344    4,140,341
*   Unity Mining, Ltd.                                  6,935,577      103,129
    UXC, Ltd.                                           4,632,797    3,640,053
    Village Roadshow, Ltd.                              3,079,379   20,217,171
#*  Virgin Australia Holdings, Ltd.                    53,497,722   18,412,284
    Virgin Australia Holdings, Ltd. (ACI01NXR8)        39,419,376           37
    Watpac, Ltd.                                        1,729,476    1,295,633
    WDS, Ltd.                                             374,097      380,032
*   WestSide Corp., Ltd.                                    3,381        1,177
#*  Whitehaven Coal, Ltd.                               2,908,816    3,963,828
                                                                  ------------
TOTAL AUSTRALIA                                                    653,152,592
                                                                  ------------
AUSTRIA -- (0.8%)
#*  A-TEC Industries AG                                   202,339           --

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
AUSTRIA -- (Continued)
    Agrana Beteiligungs AG                                  90,580 $ 10,484,588
    AMAG Austria Metall AG                                     739       25,428
    Austria Technologie & Systemtechnik AG                 184,449    2,153,660
#   Flughafen Wien AG                                      201,386   19,771,642
    Frauenthal Holding AG                                    4,402       55,781
    Linz Textil Holding AG                                     212      140,567
#   Mayr Melnhof Karton AG                                  50,971    6,489,754
    Oberbank AG                                             38,337    2,656,737
    POLYTEC Holding AG                                      33,445      336,149
    Strabag SE                                             313,193    8,754,926
    UNIQA Insurance Group AG                               193,408    2,470,585
#   Wienerberger AG                                      2,849,957   52,899,209
*   Wolford AG                                               2,273       59,982
    Zumtobel AG                                             26,519      551,398
                                                                   ------------
TOTAL AUSTRIA                                                       106,850,406
                                                                   ------------
BELGIUM -- (0.8%)
    Ackermans & van Haaren NV                               33,385    4,317,110
*   AGFA-Gevaert NV                                      4,240,699   16,247,406
#   Banque Nationale de Belgique                             4,413   21,302,431
    Barco NV                                                 7,485      557,829
    Cie d'Entreprises CFE                                    8,697      958,311
    Cie Immobiliere de Belgique SA                          45,569    2,605,625
    Cie Maritime Belge SA                                  112,692    3,348,758
    D'ieteren SA                                           226,806   10,492,760
*   Deceuninck NV                                        1,268,792    4,358,301
*   Euronav NV                                             379,478    4,592,066
*   Floridienne SA                                             706       68,771
    Gimv NV                                                 11,403      591,167
    Jensen-Group NV                                         38,726      751,829
#   NV Bekaert SA                                          296,226   12,055,804
#   Nyrstar NV                                           2,045,802    8,145,604
*   Papeteries Catala SA                                       188          577
*   RealDolmen NV/SA                                        19,420      550,451
    Recticel SA                                            496,033    4,466,809
*   RHJ International                                      178,366      872,916
*   Roularta Media Group NV                                 26,889      479,598
*   Sapec                                                    4,163      264,346
    Sioen Industries NV                                    108,546    1,332,428
    Sipef SA                                                 2,141      187,015
#   Tessenderlo Chemie NV                                  448,156   13,724,445
*   Viohalco SA                                            150,624      943,731
                                                                   ------------
TOTAL BELGIUM                                                       113,216,088
                                                                   ------------
CANADA -- (8.3%)
#*  5N Plus, Inc.                                          364,982    1,608,378
#   Acadian Timber Corp.                                     2,826       32,487
*   Advantage Oil & Gas, Ltd.                            4,610,588   29,193,450
    Aecon Group, Inc.                                      907,835   15,248,613
    AGF Management, Ltd. Class B                         1,073,061   11,953,903
*   AgJunction, Inc.                                       913,927      850,514
    Aimia, Inc.                                            994,257   16,010,799

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
CANADA -- (Continued)
*   Ainsworth Lumber Co., Ltd.                              639,841 $ 2,194,975
#*  Air Canada Class A                                      391,135   2,729,969
    Akita Drilling, Ltd. Class A                             10,400     166,810
    Alacer Gold Corp.                                     1,473,096   3,521,291
#*  Alexco Resource Corp.                                    17,104      22,471
    Algoma Central Corp.                                    245,010   3,498,386
    Alliance Grain Traders, Inc.                            153,192   2,561,935
#*  Altius Minerals Corp.                                    85,248   1,119,996
#*  Alvopetro Energy, Ltd.                                  717,408     621,813
*   Amerigo Resources, Ltd.                               2,524,794   1,128,734
*   Anderson Energy, Ltd.                                 2,721,025     570,992
    Andrew Peller, Ltd. Class A                              12,423     153,014
*   Antrim Energy, Inc.                                   1,610,797      95,527
#*  Argonaut Gold, Inc.                                     480,722   1,776,310
#*  Athabasca Oil Corp.                                     207,381   1,540,150
*   ATS Automation Tooling Systems, Inc.                  1,771,184  22,946,775
#   AuRico Gold, Inc.                                     1,594,950   6,635,621
    Axia NetMedia Corp.                                      37,065      87,248
#*  B2Gold Corp.                                          4,675,578  13,437,408
#*  Ballard Power Systems, Inc.                           1,923,695   7,020,464
#*  Banro Corp.                                             595,453     255,338
*   Bellatrix Exploration, Ltd.                           1,920,585  18,679,290
#*  BlackPearl Resources, Inc.                              491,987   1,382,528
#*  BNK Petroleum, Inc.                                      69,627     132,768
    Boralex, Inc. Class A                                   653,728   7,610,574
*   Calvalley Petroleums, Inc. Class A                      175,110     252,428
#   Canaccord Genuity Group, Inc.                         1,626,325  14,051,638
*   Canacol Energy, Ltd.                                    127,879     963,716
    Canam Group, Inc. Class A                               918,446  11,748,198
*   Canfor Corp.                                          1,759,847  39,915,877
#   CanWel Building Materials Group, Ltd.                    43,098     103,415
#   Capstone Infrastructure Corp.                         1,572,654   5,811,093
*   Capstone Mining Corp.                                 5,814,783  15,332,077
    Cascades, Inc.                                        2,141,123  12,541,407
    Cathedral Energy Services, Ltd.                          22,529      87,974
    CCL Industries, Inc. Class B                            212,448  19,317,155
*   Celestica, Inc.                                       4,266,945  47,339,128
    Centerra Gold, Inc.                                     620,011   3,179,108
*   Cequence Energy, Ltd.                                 3,573,066   9,845,043
#*  China Gold International Resources Corp., Ltd.        1,272,717   3,274,542
*   Chinook Energy, Inc.                                    200,417     351,079
    Churchill Corp. Class A                                 135,223   1,365,739
#   Clarke, Inc.                                            211,616   1,675,860
*   Claude Resources, Inc.                                  713,457     117,168
#   Colabor Group, Inc.                                     258,613     821,106
*   COM DEV International, Ltd.                             403,101   1,342,383
#*  Connacher Oil and Gas, Ltd.                          11,010,228   3,264,745
*   Copper Mountain Mining Corp.                          1,029,401   2,188,317
#*  Corridor Resources, Inc.                                138,585     281,962
    Corus Entertainment, Inc. Class B                        23,300     523,376
    Cott Corp.                                            1,450,919  11,781,560
*   Crew Energy, Inc.                                     2,200,437  24,934,472

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
CANADA -- (Continued)
*   Crocotta Energy, Inc.                                    79,900 $   274,097
#*  Delphi Energy Corp.                                   3,575,002  10,926,743
#*  Denison Mines Corp.                                   5,002,185   6,845,744
*   Dominion Diamond Corp.                                  668,647   8,400,410
    Dorel Industries, Inc. Class B                          842,000  30,175,412
#*  DragonWave, Inc.                                         65,610      90,988
#*  Dundee Precious Metals, Inc.                            613,523   2,037,520
*   Dynasty Metals & Mining, Inc.                             4,528       5,577
    E-L Financial Corp., Ltd.                                 1,362     915,114
#*  Eastern Platinum, Ltd.                                3,820,171     226,551
*   Endeavour Mining Corp.                                1,323,491   1,038,458
*   Endeavour Silver Corp.                                  136,734     625,006
*   Energy Fuels, Inc.                                      152,196   1,183,079
    Ensign Energy Services, Inc.                            203,931   3,209,534
#*  Epsilon Energy, Ltd.                                     52,300     190,867
    Equal Energy, Ltd.                                      365,960   1,656,094
    Equitable Group, Inc.                                    42,766   2,349,877
*   Equity Financial Holdings, Inc.                           2,100      18,010
#*  Essential Energy Services Trust                       2,155,499   5,624,494
    Exchange Income Corp.                                    11,061     187,403
#*  EXFO, Inc.                                                8,639      39,016
#*  Fortress Paper, Ltd. Class A                             12,405      35,651
#*  Fortune Bay Corp.                                       156,476      42,829
#*  Gasfrac Energy Services, Inc.                            81,989     149,608
*   Genesis Land Development Corp.                           12,254      45,280
#   Genworth MI Canada, Inc.                                218,403   7,661,690
    Glacier Media, Inc.                                      26,100      34,052
#*  GLG Life Tech Corp.                                      24,267      14,502
*   GLV, Inc. Class A                                       161,845     592,125
#*  Golden Star Resources, Ltd.                           1,786,705   1,092,188
*   Gran Tierra Energy, Inc.                                968,409   6,882,812
    Guardian Capital Group, Ltd. Class A                     15,961     247,559
*   Heroux-Devtek, Inc.                                     405,277   4,237,466
#   HNZ Group, Inc.                                           4,998     102,691
#   HudBay Minerals, Inc.                                 4,366,521  37,249,187
    IAMGOLD Corp.                                            22,573      78,672
    Indigo Books & Music, Inc.                                6,242      55,811
*   International Forest Products, Ltd. Class A             940,372  14,259,370
    Intertape Polymer Group, Inc.                           718,242   8,427,163
*   Ithaca Energy, Inc.                                   3,542,450   9,308,203
#*  Ivanhoe Energy, Inc.                                    244,061     122,470
#*  Jaguar Mining, Inc.                                   1,317,566      66,116
#*  Katanga Mining, Ltd.                                    363,169     154,075
*   Kingsway Financial Services, Inc.                       303,286   1,790,302
#*  Kirkland Lake Gold, Inc.                                366,742   1,033,924
#*  Lake Shore Gold Corp.                                 5,483,214   4,402,380
*   Laramide Resources, Ltd.                                159,848      77,295
#   Laurentian Bank of Canada                               740,008  31,786,485
*   Le Chateau, Inc. Class A                                  8,700      21,670
*   Legacy Oil + Gas, Inc.                                3,687,118  28,694,965
#   Lightstream Resources, Ltd.                           3,568,360  21,454,764
    Linamar Corp.                                           667,704  33,426,320

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
CANADA -- (Continued)
#   Liquor Stores N.A., Ltd.                                100,328 $ 1,087,447
#   Long Run Exploration, Ltd.                            2,023,325  10,226,927
#   Magellan Aerospace Corp.                                 10,014      79,304
    Major Drilling Group International, Inc.                193,420   1,521,172
#*  Marquee Energy, Ltd.                                    174,950     158,022
    Martinrea International, Inc.                           506,717   5,103,924
#*  Maxim Power Corp.                                         3,832      10,506
#*  Mega Uranium, Ltd.                                    1,474,501     295,963
    Melcor Developments, Ltd.                                16,044     335,211
*   Mercator Minerals, Ltd.                               2,135,959     204,622
*   MGM Energy Corp.                                        118,477      21,078
#*  Migao Corp.                                             882,655   1,167,693
*   Mitel Networks Corp.                                    263,614   2,414,744
    Nevsun Resources, Ltd.                                  741,788   2,686,828
#   New Flyer Industries, Inc.                               57,172     606,121
*   New Gold, Inc.                                          339,479   1,715,901
*   New Millennium Iron Corp.                                 7,500       2,806
    Newalta Corp.                                           923,756  16,940,373
#*  Niko Resources, Ltd.                                    214,057     402,315
#*  Nordion, Inc.                                           714,904   8,264,070
    North American Energy Partners, Inc.                      4,900      38,492
#*  North American Palladium, Ltd.                          247,616      71,729
*   NuVista Energy, Ltd.                                  2,335,772  23,314,033
#*  OceanaGold Corp.                                      4,919,527  12,477,793
*   Orvana Minerals Corp.                                    58,211      33,990
*   Osisko Mining Corp.                                     476,785   3,414,773
    Pan American Silver Corp.                             1,245,886  16,141,217
*   Parex Resources, Inc.                                    99,495     994,905
*   Perpetual Energy, Inc.                                   53,800      88,354
*   Petaquilla Minerals, Ltd.                                28,500       5,461
#*  Petrobank Energy & Resources, Ltd.                    2,486,847   1,089,080
*   Phoscan Chemical Corp.                                3,014,654     825,141
#*  Polaris Minerals Corp.                                   19,500      47,147
#*  Poseidon Concepts Corp.                                 581,697       1,396
    Precision Drilling Corp.                                 14,400     187,218
    Primary Energy Recycling Corp.                              600       2,951
#*  Primero Mining Corp.                                  2,264,940  14,320,546
    Pulse Seismic, Inc.                                     709,863   2,370,420
#   QLT, Inc.                                             1,077,170   6,230,790
#*  Questerre Energy Corp. Class A                          738,449     848,908
#*  RB Energy, Inc.                                         238,050     149,860
    Reitmans Canada, Ltd. Class A                           138,077     837,747
*   Richmont Mines, Inc.                                     13,234      17,025
*   RMP Energy, Inc.                                      2,151,608  16,391,521
*   Rock Energy, Inc.                                       166,861     997,162
#   Rocky Mountain Dealerships, Inc.                          7,957      76,880
#   RONA, Inc.                                            3,166,544  31,924,010
#*  San Gold Corp.                                          536,425      80,754
#   Savanna Energy Services Corp.                         2,271,463  18,423,709
*   Scorpio Mining Corp.                                     65,907      15,634
    Sears Canada, Inc.                                        8,415     123,225
    SEMAFO, Inc.                                             41,400     154,865

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                        SHARES      VALUE++
                                                      ---------- --------------
CANADA -- (Continued)
    Sherritt International Corp.                       7,620,281 $   32,259,572
*   Shore Gold, Inc.                                   2,606,889        558,933
#*  Sierra Wireless, Inc.                                846,527     18,273,645
#*  Silver Standard Resources, Inc.                    1,280,634     12,677,231
#*  Sonde Resources Corp.                                463,104        211,260
#*  Southern Pacific Resource Corp.                      156,000         45,545
#   Sprott Resource Corp.                              2,192,013      5,059,799
#   Sprott, Inc.                                       1,578,971      4,681,954
#   Spyglass Resources Corp.                           2,404,034      3,969,985
*   St Andrew Goldfields, Ltd.                           764,897        226,807
#*  Stornoway Diamond Corp.                              208,713        171,381
    Strad Energy Services, Ltd.                           14,864         60,891
#   Superior Plus Corp.                                  401,852      4,843,269
#   Surge Energy, Inc.                                   272,799      1,724,827
#*  TAG Oil, Ltd.                                        102,241        297,567
*   Taseko Mines, Ltd.                                   392,128        847,902
#*  Tembec, Inc.                                         545,653      1,204,763
#*  Teranga Gold Corp.(B4L8QT1)                          832,294        575,280
#*  Teranga Gold Corp.(B5TDK82)                          912,323        599,309
#*  Tethys Petroleum, Ltd.                               313,719        143,113
#*  Thompson Creek Metals Co., Inc.                    4,407,549     11,822,630
#*  Timmins Gold Corp.                                   132,073        185,569
*   TLC Vision Corp.                                     829,259             --
    TMX Group, Ltd.                                          300         15,804
    TORC Oil & Gas, Ltd.                                 491,047      5,994,443
#   Torstar Corp. Class B                                565,745      3,370,571
*   Tourmaline Oil Corp.                                  68,679      3,555,986
    Transcontinental, Inc. Class A                     1,629,923     23,748,798
*   TransGlobe Energy Corp.                              124,872        972,955
    Trinidad Drilling, Ltd.                            2,991,070     33,456,976
*   Tuscany International Drilling, Inc.                 155,582             --
#   Twin Butte Energy, Ltd.                               47,300        101,846
#*  Uex Corp.                                            569,815        226,148
    Uni-Select, Inc.                                      21,518        589,558
*   US Silver & Gold, Inc.                                 5,500          2,660
    Valener, Inc.                                        228,820      3,258,866
*   Wesdome Gold Mines, Ltd.                              23,000         17,417
    West Fraser Timber Co., Ltd.                       1,144,822     51,180,401
    Western Energy Services Corp.                        323,469      3,323,079
    Westjet Airlines, Ltd.                                77,543      1,765,862
    Whistler Blackcomb Holdings, Inc.                     39,397        589,490
#   Whitecap Resources, Inc.                              19,097        251,943
*   Xtreme Drilling and Coil Services Corp.              200,304        915,581
*   Yellow Media, Ltd.                                     4,760         99,929
#   Zargon Oil & Gas, Ltd.                                76,563        674,785
                                                                 --------------
TOTAL CANADA                                                      1,136,262,809
                                                                 --------------
CHINA -- (0.1%)
*   Hanfeng Evergreen, Inc.                              707,267        445,248
*   Superb Summit International Group, Ltd.           52,075,000      6,925,872
                                                                 --------------
TOTAL CHINA                                                           7,371,120
                                                                 --------------

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
DENMARK -- (1.8%)
*   Alm Brand A.S.                                       2,279,674 $ 11,072,700
*   Auriga Industries A.S. Class B                           7,773      287,876
    BankNordik P/F                                             616       13,433
    Brodrene Hartmann A.S.                                  49,034    1,740,373
    D/S Norden A.S.                                        659,664   26,384,814
    Dfds A.S.                                               97,717    7,726,852
    Djurslands Bank A.S.                                     6,785      251,651
    East Asiatic Co., Ltd. A.S.                            122,518    1,628,799
    GPV Industri A.S. Series B                               6,000           --
#*  Greentech Energy Systems A.S.                           17,296       39,238
*   H+H International A.S. Class B                          58,677      509,358
    Harboes Bryggeri A.S. Class B                           20,575      357,734
*   Jyske Bank A.S.                                        208,681   11,473,253
    Lan & Spar Bank                                          5,706      391,292
    NKT Holding A.S.                                        24,685    1,557,403
    Nordjyske Bank A.S.                                     13,580      293,469
    Norresundby Bank A.S.                                    5,455      269,154
*   Parken Sport & Entertainment A.S.                        1,495       19,869
    PER Aarsleff A.S. Class B                               40,267    7,300,443
    Schouw & Co.                                           309,653   17,284,836
    Spar Nord Bank A.S.                                    511,391    5,757,276
*   Sydbank A.S.                                           341,971    9,121,014
*   TK Development A.S.                                  1,047,298    1,803,635
*   TopoTarget A.S.                                        238,856      159,748
*   Topsil Semiconductor Matls                             491,072       65,735
#*  Torm A.S.                                              867,179      219,701
*   Vestas Wind Systems A.S.                             3,314,030  147,179,632
#*  Vestjysk Bank A.S.                                     135,239      226,346
                                                                   ------------
TOTAL DENMARK                                                       253,135,634
                                                                   ------------
FINLAND -- (2.1%)
    Afarak Group Oyj                                           996          524
#   Ahlstrom Oyj                                            50,307      536,088
#   Aktia Bank Oyj                                          47,750      597,993
    Amer Sports Oyj                                        112,446    2,324,897
    Apetit Oyj                                              64,219    1,720,208
    Aspo Oyj                                                 3,039       25,193
    Atria P.L.C.                                           129,160    1,275,270
    Bank of Aland P.L.C. Class A                             5,030       76,684
#   Cargotec Oyj                                           107,060    4,785,864
    Cramo Oyj                                              204,757    4,575,081
    Digia P.L.C.                                            27,963      157,473
*   Efore Oyj                                               54,004       53,228
*   Finnair Oyj                                          1,281,521    5,347,115
*   Finnlines Oyj                                          614,000    6,657,513
    Fiskars Oyj Abp                                         90,926    2,467,117
    Glaston Oyj Abp                                         32,935       17,379
#   HKScan Oyj Class A                                     414,517    2,199,215
    Huhtamaki Oyj                                        1,803,288   47,415,958
#   Kemira Oyj                                           1,958,402   29,935,819
    Kesko Oyj Class A                                        5,741      229,327
    Kesko Oyj Class B                                      678,062   27,754,870

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                         SHARES      VALUE++
                                                       ----------- ------------
FINLAND -- (Continued)
*   Lemminkainen Oyj                                        88,042 $  1,705,838
    Metsa Board Oyj                                      4,530,939   21,209,790
#   Munksjo Oyj                                             27,842      225,200
#   Neste Oil Oyj                                        1,818,033   37,389,167
    Okmetic Oyj                                            297,467    1,904,073
*   Oriola-KD Oyj Class A                                    2,365        7,905
*   Oriola-KD Oyj Class B                                  615,698    2,041,219
#*  Outokumpu Oyj                                      127,456,900   38,997,480
    Raisio P.L.C. Class V                                1,404,262    9,184,893
*   Rautaruukki Oyj                                      2,004,369   24,970,721
    Saga Furs Oyj                                           18,354      724,246
#   Sanoma Oyj                                           1,309,120    8,815,155
    Sievi Capital P.L.C.                                    11,900       23,751
    SRV Group P.L.C.                                         4,046       21,408
#   Stockmann Oyj Abp                                       52,830      750,290
*   Talvivaara Mining Co. P.L.C.                            21,385        2,509
    Tikkurila Oyj                                          227,083    5,635,788
    Viking Line Abp                                         16,240      376,144
                                                                   ------------
TOTAL FINLAND                                                       292,138,393
                                                                   ------------
FRANCE -- (3.9%)
    Actia Group                                              3,889       29,650
#*  Air France-KLM                                       3,419,028   49,186,239
#*  Alcatel-Lucent                                       4,729,386   18,755,427
    Altamir                                                 68,975    1,045,103
    April                                                    7,583      181,261
    Aubay                                                   68,462    1,111,025
*   Audika Groupe                                              390        7,154
*   Bigben Interactive                                       7,602       78,895
    Bonduelle SCA                                          186,074    5,396,676
    Bongrain SA                                            139,659   12,211,377
    Bourbon SA                                             147,955    4,882,319
*   Boursorama                                             162,370    2,719,898
    Burelle SA                                              11,385   12,256,879
*   Cegedim SA                                              21,267      780,422
    Cegid Group                                             51,309    2,149,544
#*  CGG SA                                                 865,937   14,982,261
#*  Chargeurs SA                                           100,534      786,253
*   Cie des Alpes                                           55,072    1,236,452
    Ciments Francais SA                                     58,495    6,290,578
*   Club Mediterranee SA                                   401,470   10,467,228
    Derichebourg SA                                        561,266    2,188,120
#   Devoteam SA                                              7,268      185,293
#   Eramet                                                   9,184    1,197,951
    Esso SA Francaise                                       35,995    1,972,440
    Faiveley Transport SA                                    1,127       92,834
#   Fleury Michon SA                                        17,597    1,514,041
    Gaumont SA                                              22,166    1,222,617
    Gevelot SA                                               4,329      624,008
    GL Events                                               31,148      784,556
    Groupe Crit                                              5,037      335,990
    Groupe Flo                                              50,246      227,551

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
FRANCE -- (Continued)
*   Groupe Fnac                                              58,606 $ 2,802,959
    Groupe Open                                                 863      12,452
    Groupe Steria SCA                                       576,567  16,239,726
    Guerbet                                                  46,140   2,189,746
    Havas SA                                              5,003,559  39,824,373
#*  Hi-Media SA                                             472,395   1,370,791
*   Immobiliere Hoteliere SA                                 27,700          --
    Jacquet Metal Service                                   229,009   4,909,536
    Korian-Medica                                            76,313   2,864,486
    Lagardere SCA                                           456,344  19,125,618
    Lanson-BCC                                                  303      17,775
*   Le Noble Age                                              1,305      30,818
    LISI                                                     50,893   8,254,427
    Manitou BF SA                                             5,976     113,058
    Manutan International                                    24,485   1,864,637
    Mersen                                                  179,229   5,738,982
    MGI Coutier                                              10,254   1,984,588
    Montupet                                                153,485  12,704,377
    Mr Bricolage                                            114,065   2,276,108
#   Nexans SA                                               580,149  32,663,351
    Nexity SA                                               508,938  22,829,706
*   NRJ Group                                                 8,556     105,741
#*  Orco Property Group                                     133,988     115,641
#   Paris Orleans SA                                            269       6,689
*   Parrot SA                                                 4,729     144,637
#*  Peugeot SA                                            2,302,997  40,746,812
#*  Pierre & Vacances SA                                    101,743   4,289,752
    Plastic Omnium SA                                       936,208  31,854,796
    PSB Industries SA                                        14,426     850,663
    Rallye SA                                               498,438  25,352,167
#*  Recylex SA                                               88,353     332,329
    Robertet SA                                                 409      94,234
    Saft Groupe SA                                           17,930     637,655
    Samse SA                                                    243      31,248
    Seche Environnement SA                                   24,883   1,097,222
    Securidev SA                                             16,908     983,171
#*  Sequana SA                                              247,977   1,829,857
    Societe des Bains de Mer et du Cercle des Etrangers
      a Monaco                                               70,232   3,937,105
#   Societe Television Francaise 1                           37,037     630,666
#*  SOITEC                                                3,532,844  10,672,154
#*  Spir Communication SA                                    26,393     518,479
#*  Ste Industrielle d'Aviation Latecoere SA                157,962   2,918,601
    Sword Group                                              53,014   1,392,112
*   Technicolor SA                                          773,473   5,783,001
    Teleperformance                                         588,082  33,727,876
    TFF Group                                                 5,276     424,455
*   Theolia SA                                            1,162,773   1,966,356
    Total Gabon                                                 441     268,693
    Touax SA                                                  6,140     169,505
*   Trigano SA                                              171,116   4,740,855
*   UBISOFT Entertainment                                 1,026,651  19,159,061
*   Valneva SE                                               18,863     159,571

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
FRANCE -- (Continued)
    Vicat                                                   26,316 $  2,283,805
#   Vilmorin & Cie SA                                       12,585    1,661,290
    Vranken-Pommery Monopole SA                             89,380    3,154,058
                                                                   ------------
TOTAL FRANCE                                                        534,757,813
                                                                   ------------
GERMANY -- (4.9%)
#*  AAP Implantate AG                                       14,247       60,884
*   Aareal Bank AG                                       1,133,243   51,511,183
#*  ADVA Optical Networking SE                             217,766      976,981
#*  Air Berlin P.L.C.                                      145,784      351,098
#   Allgeier SE                                             23,056      552,127
    Analytik Jena AG                                       114,784    2,274,842
*   AS Creation Tapeten                                     22,155    1,006,467
    Aurubis AG                                           1,045,010   55,829,083
#   Balda AG                                               642,720    2,994,303
#   Bauer AG                                               201,880    5,244,718
#   BayWa AG                                                59,597    3,380,704
    Bechtle AG                                              61,508    5,473,428
#   Bilfinger SE                                           536,449   63,958,308
#   Biotest AG                                              48,894    6,032,460
    Borussia Dortmund GmbH & Co. KGaA                      208,038    1,084,943
    CAT Oil AG                                              12,918      271,030
    Celesio AG                                             795,201   27,636,693
    CENTROTEC Sustainable AG                                11,651      298,222
#   Comdirect Bank AG                                      216,031    2,490,361
*   Constantin Medien AG                                     2,007        4,146
#   CropEnergies AG                                         72,886      478,116
#   DAB Bank AG                                             14,585       78,970
    Data Modul AG                                           21,919      597,541
#   DEAG Deutsche Entertainment AG                         180,940    1,427,528
*   Deufol SE                                              196,029      246,132
    Deutsche Beteiligungs AG                                 6,406      172,593
*   Deutz AG                                             1,372,968   11,480,743
    DMG MORI SEIKI AG                                    1,100,194   34,668,696
    Dr Hoenle AG                                             6,176      120,560
    Draegerwerk AG & Co. KGaA                                3,349      343,930
#   Duerr AG                                               136,037   10,764,031
    Eckert & Ziegler AG                                     44,085    1,531,946
    Elmos Semiconductor AG                                 168,097    3,386,356
#   Euromicron AG                                           40,297      738,713
#*  First Sensor AG                                          7,797      116,445
    Freenet AG                                             528,207   18,293,450
    Gesco AG                                                 1,526      158,821
    GFK SE                                                     209       10,787
#   GFT Technologies AG                                    331,463    3,958,557
    Grammer AG                                             273,850   15,134,163
*   H&R AG                                                   3,524       34,972
*   Hansa Group AG                                             482          890
#*  Heidelberger Druckmaschinen AG                       5,333,749   16,917,161
    Homag Group AG                                          10,371      303,025
    Hornbach Baumarkt AG                                     1,208       50,556
    Indus Holding AG                                        81,161    3,809,054

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
GERMANY -- (Continued)
    Isra Vision AG                                           58,096 $ 4,313,592
    Jenoptik AG                                             960,335  16,030,058
*   Joyou AG                                                 33,176     571,965
*   Kampa AG                                                 31,214         953
*   Kloeckner & Co. SE                                    2,633,338  39,911,179
    Koenig & Bauer AG                                        40,393     673,661
    Kontron AG                                            1,044,101   7,289,418
    Krones AG                                                10,590   1,013,845
    KSB AG                                                    6,000   4,017,097
    KWS Saat AG                                              16,688   5,964,513
#   Leifheit AG                                              53,391   2,875,444
#   Leoni AG                                                 62,822   4,682,721
#*  Manz AG                                                  45,610   4,096,962
*   Mediclin AG                                             845,838   5,040,534
*   Medigene AG                                               7,994      53,426
    MLP AG                                                   57,575     391,616
*   Mosaic Software AG                                       12,800          --
    Nexus AG                                                191,033   2,970,323
#*  Nordex SE                                             1,167,235  18,688,247
*   Osram Licht AG                                              384      20,160
*   Patrizia Immobilien AG                                  247,578   2,927,584
#   PNE Wind AG                                             163,995     631,154
    Progress-Werk Oberkirch AG                                1,912     151,489
#   Puma SE                                                     686     202,660
    PVA TePla AG                                              3,047      13,253
*   QIAGEN NV                                               177,042   3,886,723
#   Rheinmetall AG                                          647,831  43,158,259
    RIB Software AG                                           5,678      88,654
*   Rohwedder AG                                             44,910          --
    SAF-Holland SA                                          565,795   8,465,558
#   Salzgitter AG                                           525,501  22,321,085
#*  Singulus Technologies AG                              1,258,255   4,112,466
    Sixt SE                                                 295,833  11,962,030
#   SKW Stahl-Metallurgie Holding AG                         59,357     890,180
#   SMA Solar Technology AG                                  87,296   3,655,378
#*  Solarworld AG                                             8,138     360,391
*   Stroeer Media AG                                          3,943      67,939
    Surteco SE                                               11,085     436,671
#*  Suss Microtec AG                                        328,534   3,192,610
#   Syzygy AG                                               160,274   1,317,736
#   TAG Immobilien AG                                       733,863   9,330,307
    Technotrans AG                                           49,074     552,348
#*  Tom Tailor Holding AG                                    22,853     444,521
#   Tomorrow Focus AG                                        10,515      60,645
#   TUI AG                                                3,423,151  56,999,471
    UMS United Medical Systems International AG              61,225     998,354
*   Vereinigte BioEnergie AG                                 71,199     194,220
    Vossloh AG                                                8,372     827,479
    VTG AG                                                   81,183   1,794,642
#   Wacker Chemie AG                                         33,217   3,904,676

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                         SHARES      VALUE++
                                                       ----------- ------------
GERMANY -- (Continued)
    Wacker Neuson SE                                       428,773 $  8,151,059
                                                                   ------------
TOTAL GERMANY                                                       665,960,973
                                                                   ------------
GREECE -- (0.0%)
    Alapis Holding Industrial and Commercial SA of
      Pharmaceutical Chemical Products                     173,961           --
    Atlantic Supermarkets SA                               129,593           --
*   Bank of Cyprus PCL                                   3,206,782           --
*   Ergas SA                                               104,948           --
    Etma Rayon SA                                           39,176           --
*   Halcor SA                                               55,761       50,460
*   Michaniki SA                                           986,718       52,019
*   National Bank of Greece SA                             114,060      445,912
*   T Bank SA                                            1,210,617           --
    Themeliodomi SA                                        140,360           --
*   Tropea Holding SA                                        4,581        2,383
                                                                   ------------
TOTAL GREECE                                                            550,774
                                                                   ------------
HONG KONG -- (2.0%)
    Alco Holdings, Ltd.                                     88,000       15,351
    Allan International Holdings                            10,000        2,850
#   Allied Group, Ltd.                                   2,157,000    9,369,807
    Allied Properties HK, Ltd.                          40,152,372    7,058,116
*   Apac Resources, Ltd.                                14,000,000      303,325
    APT Satellite Holdings, Ltd.                           638,250      801,156
    Asia Financial Holdings, Ltd.                        4,238,106    1,711,987
    Asia Standard Hotel Group, Ltd.                      2,275,800      244,083
    Asia Standard International Group, Ltd.              4,381,756    1,103,785
    Associated International Hotels, Ltd.                1,683,000    4,675,229
*   Bel Global Resources Holdings, Ltd.                 16,756,000           --
    Century City International Holdings, Ltd.           31,035,300    2,280,026
    Champion Technology Holdings, Ltd.                 121,067,373    2,818,313
    Chen Hsong Holdings                                  2,048,000      613,356
    Cheuk Nang Holdings, Ltd.                            4,210,869    3,878,071
*   Cheung Wo International Holdings, Ltd.                 168,000       13,466
#   Chevalier International Holdings, Ltd.               2,603,418    4,234,517
*   China Billion Resources, Ltd.                       64,707,136           --
#*  China Daye Non-Ferrous Metals Mining, Ltd.           1,862,000       29,607
*   China Energy Development Holdings, Ltd.             24,244,000      327,917
    China Motor Bus Co., Ltd.                               37,800      299,704
*   China Renji Medical Group, Ltd.                    157,788,000      674,221
    China Star Entertainment, Ltd.                      19,000,000      313,655
    Chinney Investment, Ltd.                             1,924,000      299,143
    Chong Hing Bank, Ltd.                                  315,599    1,103,158
    Chu Kong Shipping Enterprise Group Co., Ltd.           518,000      120,525
    Chuang's China Investments, Ltd.                    20,949,610    1,339,535
    Chuang's Consortium International, Ltd.             24,971,155    3,029,089
    Chun Wo Development Holdings, Ltd.                   6,817,143      400,939
*   Cosmos Machinery Enterprises, Ltd.                      79,400        5,237
    CSI Properties, Ltd.                               106,625,476    3,722,646
*   CST Mining Group, Ltd.                              71,120,000      467,902
#   Dah Sing Banking Group, Ltd.                           493,088      737,024

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES      VALUE++
                                                        ----------- -----------
HONG KONG -- (Continued)
#   Dah Sing Financial Holdings, Ltd.                     1,207,756 $ 5,352,655
    Dan Form Holdings Co., Ltd.                          19,223,896   1,740,063
    Dickson Concepts International, Ltd.                    336,500     202,973
    Dorsett Hospitality International, Ltd.                 558,000      99,458
    EcoGreen Fine Chemicals Group, Ltd.                     952,000     220,202
#   Emperor International Holdings                       33,754,333   7,541,075
#   Emperor Watch & Jewellery, Ltd.                       2,540,000     187,186
*   EPI Holdings, Ltd.                                   66,346,388   1,655,898
*   eSun Holdings, Ltd.                                  18,512,400   2,147,949
    Ezcom Holdings, Ltd.                                     67,280          --
    Far East Consortium International, Ltd.              14,980,904   5,440,084
*   Fountain SET Holdings, Ltd.                          17,876,000   2,148,366
*   Frontier Services Group, Ltd.                         3,729,609     343,417
*   G-Resources Group, Ltd.                              43,485,000   1,199,062
    Get Nice Holdings, Ltd.                              86,182,000   3,845,812
    Gold Peak Industries Holding, Ltd.                    7,170,907     620,639
    Golden Resources Development International, Ltd.     11,811,000     639,769
*   Grande Holdings, Ltd. (The)                           3,082,000      30,609
    Great Eagle Holdings, Ltd.                            3,044,159  10,872,166
    Guangnan Holdings, Ltd.                                 896,000     116,928
*   Hao Tian Development Group, Ltd.                     16,932,000     263,521
    Harbour Centre Development, Ltd.                      2,295,000   4,013,123
    High Fashion International, Ltd.                        996,000     394,489
    HKR International, Ltd.                              17,343,998   7,116,736
    Hon Kwok Land Investment Co., Ltd.                    7,798,935   2,598,342
    Hong Fok Land, Ltd.                                   4,248,000          --
    Hong Kong Ferry Holdings Co., Ltd.                    1,791,000   1,755,709
*   Hong Kong Television Network, Ltd.                      802,000     230,190
    Hongkong & Shanghai Hotels (The)                        786,431   1,150,111
    Hongkong Chinese, Ltd.                               23,995,100   5,829,337
    Hopewell Holdings, Ltd.                               2,069,500   7,123,732
    Hsin Chong Construction Group, Ltd.                   2,610,000     360,832
    Hung Hing Printing Group, Ltd.                        1,053,275     166,918
*   International Standard Resources Holdings, Ltd.      45,952,500     748,889
    IPE Group, Ltd.                                       1,080,000      64,813
*   IRC, Ltd.                                            11,786,000   1,142,612
    ITC Corp., Ltd.                                         944,655      68,394
    ITC Properties Group, Ltd.                              962,009     430,328
*   Jinchang Pharmaceutical Holdings, Ltd.                  507,600          --
*   Jinhui Holdings Co., Ltd.                             1,108,000     243,279
#   K Wah International Holdings, Ltd.                   13,301,898   8,884,389
    Kantone Holdings, Ltd.                               33,383,975     444,596
    Keck Seng Investments                                 2,936,000   2,386,019
*   King Stone Energy Group, Ltd.                         4,855,000     160,692
#   Kingston Financial Group, Ltd.                        9,293,424   1,008,163
    Kowloon Development Co., Ltd.                         9,589,277  11,729,727
    Kwoon Chung Bus Holdings, Ltd.                          150,000      44,725
*   Lai Sun Development                                 346,092,666   8,099,371
*   Lai Sun Garment International, Ltd.                  40,954,960   5,775,363
    Lam Soon Hong Kong, Ltd.                                139,250     143,447
*   Landsea Green Properties Co., Ltd.                      500,000      40,809
    Lerado Group Holding Co., Ltd.                          204,000      26,400

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                         SHARES      VALUE++
                                                       ----------- -----------
HONG KONG -- (Continued)
    Lippo China Resources, Ltd.                         15,564,000 $   773,429
    Lippo, Ltd.                                          4,694,500   2,520,998
#   Liu Chong Hing Investment, Ltd.                      3,156,000   6,063,415
    Luen Thai Holdings, Ltd.                               594,000     178,361
    Luks Group Vietnam Holdings Co., Ltd.                1,002,642     298,715
    Magnificent Estates                                 39,120,600   1,894,452
    Man Yue Technology Holdings, Ltd.                      412,000     127,063
    Ming Fai International Holdings, Ltd.                  338,000      32,782
*   Ming Fung Jewellery Group, Ltd.                      2,970,000      36,471
    Miramar Hotel & Investment                           1,714,000   2,119,650
*   Mongolia Energy Corp., Ltd.                          1,043,000      21,942
    Nanyang Holdings, Ltd.                                 101,350     444,803
    National Electronic Hldgs                            5,126,408     575,307
#*  Neo-Neon Holdings, Ltd.                              8,239,500   1,477,631
*   Neptune Group, Ltd.                                 46,540,000   1,257,735
    New Century Group Hong Kong, Ltd.                      648,000      12,431
*   New Times Energy Corp., Ltd.                         6,684,300     340,776
*   Next Media, Ltd.                                       376,000      38,530
*   North Asia Resources Holdings, Ltd.                  6,421,400     110,776
*   Orange Sky Golden Harvest Entertainment Holdings,
      Ltd.                                                 625,000      41,024
    Orient Overseas International, Ltd.                    745,000   3,563,844
    Orient Power Holdings, Ltd.                          2,182,573          --
    Oriental Watch Holdings                              1,594,000     360,403
    Pacific Andes International Holdings, Ltd.          50,561,927   2,060,009
    Pacific Basin Shipping, Ltd.                         3,418,000   2,007,863
    Paliburg Holdings, Ltd.                             11,753,041   3,749,602
*   Ping Shan Tea Group, Ltd.                           17,972,000     264,864
    Playmates Holdings, Ltd.                             3,153,700   4,274,320
    Pokfulam Development Co.                               268,000     408,229
    Polytec Asset Holdings, Ltd.                        45,099,190   6,578,899
    Public Financial Holdings, Ltd.                        858,444     407,051
    PYI Corp., Ltd.                                    102,188,086   2,229,449
    Regal Hotels International Holdings, Ltd.            9,200,623   5,336,885
*   Richfield Group Holdings, Ltd.                         304,000       8,607
    Rivera Holdings, Ltd.                                4,405,468     189,508
    SEA Holdings, Ltd.                                   2,019,000   1,134,446
*   Shun Ho Resources Holdings, Ltd.                       114,000      23,644
    Shun Tak Holdings, Ltd.                             47,834,546  23,499,401
*   Simsen International Corp., Ltd.                        90,000      28,893
    Sing Tao News Corp., Ltd.                              334,000      45,642
    Singamas Container Holdings, Ltd.                      734,000     159,231
    SOCAM Development, Ltd.                              4,380,120   5,314,204
    Soundwill Holdings, Ltd.                               872,000   1,509,592
*   South China China, Ltd.                             10,649,216     863,805
*   South China Land, Ltd.                              13,991,066     238,835
    Sun Hung Kai & Co., Ltd.                             2,517,688   1,758,774
*   Sunway International Holdings, Ltd.                     26,000         824
*   Symphony Holdings, Ltd.                              2,902,250     209,525
#   TAI Cheung Holdings                                  4,638,000   3,206,137
    Tai Sang Land Development, Ltd.                        299,741     138,353
*   Talent Property Group, Ltd.                          1,665,000      22,463
#   Tan Chong International, Ltd.                        3,984,000   1,641,711

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
HONG KONG -- (Continued)
*   Taung Gold International, Ltd.                       3,750,000 $     14,511
    Tern Properties Co., Ltd.                              168,000      105,040
    Tian Teck Land                                         786,000      841,946
*   Up Energy Development Group, Ltd.                    1,236,000      120,322
    Upbest Group, Ltd.                                   2,534,000      294,208
    Vedan International Holdings, Ltd.                   4,352,000      235,872
    Victory City International Holdings, Ltd.           24,988,319    3,642,072
    VST Holdings, Ltd.                                     422,000      107,575
    Wang On Group, Ltd.                                 97,837,064    2,306,701
    Win Hanverky Holdings, Ltd.                             84,000       11,153
#   Wing On Co. International, Ltd.                      2,756,500    7,689,930
#   Wing Tai Properties, Ltd.                            1,570,749      975,016
    Wong's International Hldgs                              41,000       12,598
    Yau Lee Holdings, Ltd.                               1,409,750      305,706
    YT Realty Group, Ltd.                                   44,000       13,954
*   Yugang International, Ltd.                          18,896,000      176,173
*   Zhuhai Holdings Investment Group, Ltd.              13,270,000    2,232,946
                                                                   ------------
TOTAL HONG KONG                                                     277,530,134
                                                                   ------------
IRELAND -- (0.4%)
    Aer Lingus Group P.L.C.                              1,504,991    3,172,122
    Anglo Irish Bank Corp. P.L.C.                          708,018           --
    C&C Group P.L.C.                                       236,209    1,405,378
    Dragon Oil P.L.C.                                       36,521      388,570
    FBD Holdings P.L.C.                                     43,375    1,046,562
    IFG Group P.L.C.                                         7,990       18,983
    Smurfit Kappa Group P.L.C.                           2,066,589   46,038,830
                                                                   ------------
TOTAL IRELAND                                                        52,070,445
                                                                   ------------
ISRAEL -- (0.7%)
#*  Africa Israel Investments, Ltd.                      2,368,784    5,202,276
*   AL-ROV Israel, Ltd.                                    101,663    4,298,054
    Albaad Massuot Yitzhak, Ltd.                                 4           73
*   Alon Blue Square Israel, Ltd.                          167,270      627,400
*   AudioCodes, Ltd.                                         9,886       54,054
*   Azorim-Investment Development & Construction Co.,
      Ltd.                                                 138,177      136,136
*   Bio-cell, Ltd.                                          32,380      230,624
#*  Clal Biotechnology Industries, Ltd.                     62,476      183,686
    Clal Insurance Enterprises Holdings, Ltd.              324,917    6,350,620
#   Delta-Galil Industries, Ltd.                            65,620    2,011,213
    Direct Insurance Financial Investments, Ltd.            81,801      499,033
*   El Al Israel Airlines                                1,640,647      348,946
*   Elron Electronic Industries, Ltd.                      227,875    2,240,395
*   Equital, Ltd.                                            3,735       62,474
    First International Bank Of Israel, Ltd.               569,287    9,181,787
    Formula Systems 1985, Ltd.                             140,526    4,256,557
*   Gilat Satellite Networks, Ltd.                         485,775    2,329,753
*   Hadera Paper, Ltd.                                       6,498      324,477
    Harel Insurance Investments & Financial Services,
      Ltd.                                               2,117,590   12,087,734
*   Israel Discount Bank, Ltd. Class A                  12,124,424   21,677,836
    Israel Land Development Co., Ltd. (The)                 39,194      183,648
*   Jerusalem Oil Exploration                              203,647    8,772,285

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
ISRAEL -- (Continued)
    Meitav DS Investments, Ltd.                             10,434 $     37,430
    Menorah Mivtachim Holdings, Ltd.                       208,813    2,508,308
    Mivtach Shamir Holdings, Ltd.                            6,438      212,374
    Neto ME Holdings, Ltd.                                   1,339       74,779
*   Oil Refineries, Ltd.                                 2,522,238      702,983
    Ormat Industries                                       384,800    2,868,195
    Paz Oil Co., Ltd.                                          226       35,312
    Phoenix Holdings, Ltd. (The)                           549,360    2,041,296
    Scope Metals Group, Ltd.                                   743        9,938
*   Summit Real Estate Holdings, Ltd.                       10,778       41,235
#*  Tower Semiconductor, Ltd.                               31,287      243,477
*   Union Bank of Israel                                   600,641    2,814,755
                                                                   ------------
TOTAL ISRAEL                                                         92,649,143
                                                                   ------------
ITALY -- (3.8%)
    Alerion Cleanpower SpA                                   3,902       20,094
*   Arnoldo Mondadori Editore SpA                           61,329      113,475
#*  Banca Carige SpA                                       897,957      663,779
#   Banca Finnat Euramerica SpA                            171,603      124,028
#*  Banca Monte dei Paschi di Siena SpA                 16,864,953    5,636,618
*   Banca Popolare dell'Emilia Romagna SC                3,193,713   36,813,575
#*  Banca Popolare dell'Etruria e del Lazio                344,368      400,660
#*  Banca Popolare di Milano SCRL                       77,876,899   78,757,121
#   Banca Popolare di Sondrio SCRL                          85,288      612,524
    Banco di Desio e della Brianza SpA                      61,498      278,780
*   Banco Popolare SC                                    8,136,202  168,146,133
#*  Brioschi Sviluppo Immobiliare SpA                      321,080       52,744
    Buzzi Unicem SpA                                       497,168    8,819,917
*   Caltagirone Editore SpA                                713,490    1,320,702
    Cementir Holding SpA                                 2,010,356   19,154,154
*   CIR-Compagnie Industriali Riunite SpA                4,602,236    7,096,111
    Credito Emiliano SpA                                    27,288      279,734
#*  Credito Valtellinese SCRL                            4,827,402   11,524,755
#   d'Amico International Shipping SA                      146,042      133,215
    Danieli & C Officine Meccaniche SpA                      3,941      141,542
    De'Longhi SpA                                          836,682   18,185,362
#*  DeA Capital SpA                                        333,959      621,193
*   Delclima                                               846,828    1,806,417
    El.En. SpA                                               3,644      116,554
    Elica SpA                                               11,560       31,281
    ERG SpA                                                 68,340    1,180,272
*   Eurotech SpA                                           458,849    1,551,554
*   Falck Renewables SpA                                   266,343      508,373
*   Finmeccanica SpA                                       342,640    3,170,939
    FNM SpA                                                367,297      335,982
*   Gruppo Editoriale L'Espresso SpA                       161,006      371,750
*   IMMSI SpA                                            2,497,728    2,666,526
#*  Intek Group SpA                                      5,359,454    3,470,170
    Irce SpA                                                 7,197       21,004
#   Italcementi SpA                                      1,829,367   22,225,167
*   Italmobiliare SpA                                      167,766    7,627,522
    Pirelli & C. SpA                                       176,572    2,972,790

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                         SHARES     VALUE++
                                                       ---------- ------------
ITALY -- (Continued)
#*  Prelios SpA                                           651,261 $    577,655
#*  Reno de Medici SpA                                  1,260,297      542,729
*   Retelit SpA                                           300,750      291,691
*   Safilo Group SpA                                      369,452    8,437,133
*   Snia SpA                                              271,793           --
    Societa Cattolica di Assicurazioni SCRL                11,298      279,432
    Societa Iniziative Autostradali e Servizi SpA          26,623      316,588
    SOL SpA                                                73,545      615,969
    Uni Land SpA                                           37,715           --
    Unione di Banche Italiane SCPA                      1,652,022   15,769,363
    Unipol Gruppo Finanziario SpA                       5,874,555   42,554,771
*   UnipolSai SpA                                      12,757,315   46,941,304
    Vianini Lavori SpA                                    344,977    2,966,639
                                                                  ------------
TOTAL ITALY                                                        526,245,791
                                                                  ------------
JAPAN -- (19.0%)
    77 Bank, Ltd. (The)                                    58,000      261,843
#   A&D Co., Ltd.                                          73,900      315,617
    Achilles Corp.                                      2,201,000    2,915,754
    ADEKA Corp.                                           782,000    8,591,877
#   Agro-Kanesho Co., Ltd.                                 36,000      246,306
#   Ahresty Corp.                                         532,100    4,529,408
    Aichi Bank, Ltd. (The)                                210,400   10,263,934
    Aichi Corp.                                            92,800      395,214
    Aichi Steel Corp.                                   1,555,000    5,734,582
    Aichi Tokei Denki Co., Ltd.                             8,000       22,395
    Aida Engineering, Ltd.                                319,007    3,045,165
*   Aigan Co., Ltd.                                       371,500      967,475
    Airport Facilities Co., Ltd.                          519,900    3,601,030
    Aisan Industry Co., Ltd.                              223,730    1,780,207
    Aizawa Securities Co., Ltd.                            63,574      351,302
    Akita Bank, Ltd. (The)                              4,558,000   12,676,557
    Alconix Corp.                                          27,800      559,152
#   Alpen Co., Ltd.                                       318,800    5,873,472
    Alpha Corp.                                            32,600      314,743
    Alpha Systems, Inc.                                    45,960      671,512
    Alpine Electronics, Inc.                              395,200    4,711,756
    Alps Logistics Co., Ltd.                               37,600      388,313
    AOI Electronic Co., Ltd.                               46,200      900,793
    AOKI Holdings, Inc.                                   224,422    3,057,792
    Aomori Bank, Ltd. (The)                               824,000    2,266,305
    Aoyama Trading Co., Ltd.                            1,425,299   35,368,697
    Arakawa Chemical Industries, Ltd.                     363,700    3,063,314
    Arata Corp.                                            27,000       86,334
    Araya Industrial Co., Ltd.                          1,085,000    1,745,039
    Arcland Sakamoto Co., Ltd.                             33,700      667,260
    Arisawa Manufacturing Co., Ltd.                       805,382    3,765,594
    Asahi Broadcasting Corp.                               42,600      249,281
#   Asahi Kogyosha Co., Ltd.                              508,000    1,856,452
    Asahi Organic Chemicals Industry Co., Ltd.          1,654,000    3,593,633
*   Asanuma Corp.                                         849,000    1,139,792
*   Ashimori Industry Co., Ltd.                         1,044,000    1,265,125

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Asia Air Survey Co., Ltd.                                37,000 $   126,353
    ASKA Pharmaceutical Co., Ltd.                           535,200   4,788,400
    Asunaro Aoki Construction Co., Ltd.                     725,000   4,160,698
#   Atsugi Co., Ltd.                                      5,237,000   5,800,062
    Awa Bank, Ltd. (The)                                    528,000   2,827,357
    Bando Chemical Industries, Ltd.                         256,000     985,023
#   Bank of Iwate, Ltd. (The)                               356,300  15,823,835
    Bank of Kochi, Ltd. (The)                               335,000     482,559
    Bank of Nagoya, Ltd. (The)                            3,692,706  13,876,252
    Bank of Okinawa, Ltd. (The)                             143,750   6,027,101
    Bank of Saga, Ltd. (The)                              3,002,000   6,263,785
#   Bank of the Ryukyus, Ltd.                               936,200  12,392,464
    Belluna Co., Ltd.                                     1,242,824   6,033,250
    Best Denki Co., Ltd.                                  1,778,000   2,419,028
    Bunka Shutter Co., Ltd.                                 243,016   1,418,310
    Carlit Holdings Co., Ltd.                                97,400     447,869
    Cawachi, Ltd.                                           376,500   6,864,532
    Central Glass Co., Ltd.                               3,540,000  11,608,793
    Central Security Patrols Co., Ltd.                       34,000     345,615
#*  Chiba Kogyo Bank, Ltd. (The)                            289,000   1,877,418
    Chino Corp.                                               5,000      10,586
    Chiyoda Integre Co., Ltd.                                26,800     369,533
    Chofu Seisakusho Co., Ltd.                              251,000   6,302,298
    Chubu Shiryo Co., Ltd.                                  352,700   2,041,978
#   Chudenko Corp.                                          579,760   8,293,707
    Chuetsu Pulp & Paper Co., Ltd.                        2,276,000   4,285,227
#   Chugoku Marine Paints, Ltd.                             652,000   4,159,206
    Chukyo Bank, Ltd. (The)                               1,802,000   3,067,974
#   Chuo Denki Kogyo Co., Ltd.                              366,400   1,168,712
#   Chuo Gyorui Co., Ltd.                                   627,000   1,450,697
    Chuo Spring Co., Ltd.                                   945,000   2,856,871
    Cleanup Corp.                                           613,200   5,587,259
*   CMK Corp.                                             1,193,100   2,970,543
#   Coca-Cola East Japan Co., Ltd.                          879,004  19,809,688
    Cocokara fine, Inc.                                       2,800      79,386
    Computer Engineering & Consulting, Ltd.                 239,900   1,417,004
    Corona Corp.                                            401,400   4,055,713
#   Cosmo Oil Co., Ltd.                                   4,001,000   7,484,751
    Cresco, Ltd.                                             35,100     353,485
#   Cross Plus, Inc.                                         75,900     571,206
    CTI Engineering Co., Ltd.                               286,600   3,051,311
    Dai-Dan Co., Ltd.                                       620,000   3,277,281
#   Dai-ichi Seiko Co., Ltd.                                171,000   2,174,018
    Daido Kogyo Co., Ltd.                                   686,447   2,063,317
#*  Daiei, Inc. (The)                                     2,724,700   7,648,729
#   Daihatsu Diesel Manufacturing Co., Ltd.                 138,000     907,490
#   Daiho Corp.                                           1,735,000   6,766,340
    Daiichi Jitsugyo Co., Ltd.                               89,000     374,670
#   Daiki Aluminium Industry Co., Ltd.                      420,000     986,899
    Daiko Clearing Services Corp.                            53,300     278,341
#   Daimaruenawin Co., Ltd.                                  10,600      75,399
#   Dainichi Co., Ltd.                                      273,500   1,968,387

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Dainichiseika Color & Chemicals Manufacturing Co.,
      Ltd.                                                  165,000 $   697,345
    Daisan Bank, Ltd. (The)                               1,140,000   1,908,917
    Daishi Bank, Ltd. (The)                               4,520,932  16,328,246
#   Daishinku Corp.                                         618,000   2,392,793
    Daito Bank, Ltd. (The)                                3,704,000   3,945,587
    Daiwa Industries, Ltd.                                  296,000   1,825,726
    Daiwabo Holdings Co., Ltd.                              931,000   1,603,082
#   DC Co., Ltd.                                            456,400   2,405,411
    DCM Holdings Co., Ltd.                                1,357,000   9,180,482
    Denyo Co., Ltd.                                         118,800   1,770,378
#   DKS Co., Ltd.                                         1,079,000   3,274,884
    DMW Corp.                                                58,800   1,044,478
    Doutor Nichires Holdings Co., Ltd.                       42,500     761,741
#   Duskin Co., Ltd.                                          5,800     107,215
    Dydo Drinco, Inc.                                        41,000   1,665,923
    Dynic Corp.                                             186,000     296,427
#   EDION Corp.                                           2,571,700  14,986,378
#   Ehime Bank, Ltd. (The)                                2,634,000   5,771,007
    Eidai Co., Ltd.                                         394,000   2,130,393
    Eighteenth Bank, Ltd. (The)                           3,963,000   8,852,055
    Eizo Corp.                                               72,500   1,965,664
    ESPEC Corp.                                             510,400   3,899,574
    Excel Co., Ltd.                                          89,100     943,574
    Faith, Inc.                                              50,160     493,648
    Felissimo Corp.                                           6,800      66,914
    Ferrotec Corp.                                          772,100   4,164,213
#   FIDEA Holdings Co., Ltd.                              1,005,300   1,879,463
*   Fine Sinter Co., Ltd.                                    84,000     261,806
#*  First Baking Co., Ltd.                                   82,000      97,781
    Foster Electric Co., Ltd.                                42,400     513,579
    Fuji Kiko Co., Ltd.                                       3,000      11,812
    Fuji Oil Co., Ltd.                                      987,100   3,057,554
    Fuji Soft, Inc.                                          21,400     447,657
    Fujicco Co., Ltd.                                       319,600   3,735,993
    Fujikura Kasei Co., Ltd.                                276,400   1,510,620
#   Fujikura Rubber, Ltd.                                    43,100     373,387
    Fujikura, Ltd.                                        9,669,000  41,634,427
    Fujimi, Inc.                                             13,700     158,419
    Fujishoji Co., Ltd.                                      32,300     349,515
    Fujitsu Frontech, Ltd.                                  392,600   4,379,368
    FuKoKu Co., Ltd.                                         74,700     679,331
    Fukuda Corp.                                            518,000   2,405,467
    Fukui Bank, Ltd. (The)                                1,274,000   3,024,193
    Fukushima Bank, Ltd. (The)                              767,000     630,610
#   Fukuyama Transporting Co., Ltd.                       2,107,000  12,330,547
*   Funai Electric Co., Ltd.                                  4,300      46,176
    Furuno Electric Co., Ltd.                                91,900     620,126
    Furusato Industries, Ltd.                                80,000     814,362
    Fuso Chemical Co., Ltd.                                   1,600      43,350
    Futaba Corp.                                            850,800  13,371,626
    Futaba Industrial Co., Ltd.                             350,800   1,571,498
    G-Tekt Corp.                                             64,000     716,357

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
#   Gakken Holdings Co., Ltd.                               930,000 $ 2,521,554
    Gecoss Corp.                                            388,200   3,638,036
    Geo Holdings Corp.                                       19,600     179,574
    Godo Steel, Ltd.                                      3,930,000   5,533,788
    Goldcrest Co., Ltd.                                     425,850   8,914,741
#   Gourmet Kineya Co., Ltd.                                 58,000     419,308
    Grandy House Corp.                                        3,200      10,011
#   GSI Creos Corp.                                       1,196,000   1,593,795
#   Gun-Ei Chemical Industry Co., Ltd.                    1,212,000   4,375,337
    Gunze, Ltd.                                           5,180,000  14,144,850
    H-One Co., Ltd.                                          84,300     653,173
    H2O Retailing Corp.                                     655,000   4,942,983
#   Hagihara Industries, Inc.                                 9,600     127,079
    Hakuto Co., Ltd.                                        363,800   3,358,671
    Hamakyorex Co., Ltd.                                      3,700     102,481
    Hanwa Co., Ltd.                                       1,533,000   5,995,940
    Happinet Corp.                                           19,100     193,899
    Harima Chemicals Group, Inc.                            399,200   1,717,739
    Haruyama Trading Co., Ltd.                              279,600   1,956,242
    Heiwa Real Estate Co., Ltd.                             447,900   7,031,640
    Heiwado Co., Ltd.                                       319,424   4,521,889
    HI-LEX Corp.                                              5,700     140,943
#   Hibiya Engineering, Ltd.                                711,000   9,168,523
    Higashi-Nippon Bank, Ltd. (The)                       3,083,000   7,731,728
    Higo Bank, Ltd. (The)                                 2,815,000  14,468,618
    Hisaka Works, Ltd.                                      101,000     896,719
    Hitachi Metals Techno, Ltd.                              44,100     531,442
    Hitachi Zosen Corp.                                      14,519      71,239
#   Hodogaya Chemical Co., Ltd.                             844,000   1,658,391
#   Hokkaido Coca-Cola Bottling Co., Ltd.                   466,000   2,301,204
    Hokkan Holdings, Ltd.                                 1,001,000   2,608,441
    Hokko Chemical Industry Co., Ltd.                       429,000   1,447,879
    Hokkoku Bank, Ltd. (The)                              4,525,159  15,152,884
    Hokuetsu Bank, Ltd. (The)                             3,579,000   7,320,594
#   Hokuetsu Kishu Paper Co., Ltd.                        3,546,774  16,868,465
    Hokuriku Electrical Construction Co., Ltd.              209,000     918,645
#   Honeys Co., Ltd.                                         58,700     549,557
#   Hosiden Corp.                                         1,428,300   6,497,637
    House Foods Group, Inc.                                  38,400     638,984
    Howa Machinery, Ltd.                                     23,100     164,022
#   Hurxley Corp.                                            18,600     136,281
    Hyakugo Bank, Ltd. (The)                              4,311,855  16,706,641
    Hyakujushi Bank, Ltd. (The)                           2,913,000   9,757,413
    Ichikawa Co., Ltd.                                      205,000     555,993
*   Ichikoh Industries, Ltd.                                 43,000      57,465
    Ihara Chemical Industry Co., Ltd.                       827,900   6,469,752
*   IJT Technology Holdings Co., Ltd.                       218,460     891,609
#*  Ikegami Tsushinki Co., Ltd.                             227,000     224,335
#   Imasen Electric Industrial                              202,599   2,540,945
    Inaba Seisakusho Co., Ltd.                              108,700   1,371,679
    Inabata & Co., Ltd.                                   1,276,300  12,011,000
    Ines Corp.                                            1,161,300   7,630,219

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Information Services International-Dentsu, Ltd.          81,200 $ 1,015,745
    Innotech Corp.                                          374,600   1,590,763
#   Inui Steamship Co., Ltd.                                743,100   2,286,912
    Ise Chemical Corp.                                        4,000      26,750
*   Ishihara Sangyo Kaisha, Ltd.                          3,257,000   3,098,249
#   Ishizuka Glass Co., Ltd.                                670,000   1,299,122
    IT Holdings Corp.                                       629,700   9,761,604
    Itochu Enex Co., Ltd.                                   915,800   5,142,019
    Itochu-Shokuhin Co., Ltd.                                16,200     545,619
    Itoham Foods, Inc.                                    1,793,369   8,127,982
    Itoki Corp.                                             650,447   4,883,939
#   Iwai Cosmo Holdings, Inc.                               154,800   1,507,795
    Iwaki & Co., Ltd.                                       814,000   1,586,309
#   Iwasaki Electric Co., Ltd.                              961,000   2,323,900
    Iwatsu Electric Co., Ltd.                             2,258,000   1,987,461
    Iwatsuka Confectionery Co., Ltd.                            100       5,474
    Izumiya Co., Ltd.                                     1,756,000   8,330,639
*   Izutsuya Co., Ltd.                                      440,000     302,030
#   J-Oil Mills, Inc.                                     1,443,000   3,857,828
*   Japan Asia Group, Ltd.                                   26,500     126,632
#   Japan Digital Laboratory Co., Ltd.                      597,100   8,699,671
#   Japan Foundation Engineering Co., Ltd.                  523,700   1,703,650
#   Japan Medical Dynamic Marketing, Inc.                   447,400   1,281,450
    Japan Oil Transportation Co., Ltd.                      576,000   1,280,421
    Japan Pulp & Paper Co., Ltd.                          1,519,000   5,174,064
    Japan Transcity Corp.                                 1,011,000   3,078,293
    Japan Vilene Co., Ltd.                                   30,000     165,280
    Japan Wool Textile Co., Ltd. (The)                        4,000      29,707
    Jimoto Holdings, Inc.                                   158,500     313,638
    JK Holdings Co., Ltd.                                    24,300     125,843
    JMS Co., Ltd.                                           779,000   2,225,800
    Joshin Denki Co., Ltd.                                    5,000      40,520
    JSP Corp.                                                10,100     151,664
    Juroku Bank, Ltd. (The)                               3,202,000  11,185,298
#*  JVC Kenwood Corp.                                     2,768,900   5,853,181
#*  K&O Energy Group, Inc.                                  300,500   4,171,094
    Kaga Electronics Co., Ltd.                              278,200   3,331,490
    Kagoshima Bank, Ltd. (The)                            3,154,500  19,703,313
    Kamei Corp.                                             785,700   5,785,567
    Kanaden Corp.                                           476,000   3,347,795
#   Kandenko Co., Ltd.                                    2,434,000  13,056,680
*   Kanto Denka Kogyo Co., Ltd.                              50,000     119,658
    Katakura Chikkarin Co., Ltd.                            250,000     638,766
    Katakura Industries Co., Ltd.                            41,800     537,406
    Kato Sangyo Co., Ltd.                                    17,700     368,137
    Kato Works Co., Ltd.                                  1,559,872   8,996,788
#   KAWADA TECHNOLOGIES, Inc.                                43,900   1,301,445
    Kawasaki Kasei Chemicals, Ltd.                          336,000     461,372
    Kawasaki Kisen Kaisha, Ltd.                             279,194     560,606
    Kawasumi Laboratories, Inc.                             297,900   1,778,184
    Keihanshin Building Co., Ltd.                           274,900   1,394,225
    Keihin Co., Ltd.                                         24,000      34,381

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
#   Keihin Corp.                                            245,400 $ 3,561,342
    Keiyo Bank, Ltd. (The)                                1,553,000   6,835,660
    Keiyo Co., Ltd.                                           2,800      12,908
*   KI Holdings Co., Ltd.                                   122,000     330,594
    Kimura Unity Co., Ltd.                                    3,300      29,922
#*  Kinki Sharyo Co., Ltd. (The)                            429,000   1,372,419
    Kita-Nippon Bank, Ltd. (The)                            176,100   4,618,087
    Kitagawa Iron Works Co., Ltd.                           827,000   1,346,870
    Kitano Construction Corp.                               731,000   1,806,606
    Kitazawa Sangyo Co., Ltd.                                54,100      94,363
    Kito Corp.                                                6,900     126,517
    Kiyo Bank, Ltd. (The)                                    62,700     737,791
    Koa Corp.                                               253,589   2,437,302
    Koatsu Gas Kogyo Co., Ltd.                                6,000      30,914
#   Kohnan Shoji Co., Ltd.                                  962,100   9,739,531
    Koike Sanso Kogyo Co., Ltd.                               8,000      16,789
#*  Kojima Co., Ltd.                                        698,500   2,236,740
#   Kokuyo Co., Ltd.                                      2,007,411  15,350,905
    KOMAIHALTEC, Inc.                                     1,206,000   3,374,219
    Komatsu Seiren Co., Ltd.                                780,000   3,930,770
    Komatsu Wall Industry Co., Ltd.                         147,900   3,172,435
    Komori Corp.                                          1,463,200  18,610,208
#   Konaka Co., Ltd.                                        519,849   3,652,877
    Konishi Co., Ltd.                                       241,800   4,326,012
    Krosaki Harima Corp.                                    788,000   1,646,104
    KRS Corp.                                               168,400   1,666,757
    KU Holdings Co., Ltd.                                   182,200   2,017,781
#*  Kumagai Gumi Co., Ltd.                                1,356,000   3,506,976
    Kumiai Chemical Industry Co., Ltd.                      268,519   1,825,816
#   Kurabo Industries, Ltd.                               6,071,000  10,341,172
    Kureha Corp.                                            724,000   3,423,722
    Kurimoto, Ltd.                                          715,000   1,491,517
    Kuroda Electric Co., Ltd.                                66,400   1,066,786
#   KYB Co., Ltd.                                           462,000   1,881,966
    Kyodo Printing Co., Ltd.                              2,065,000   5,563,259
    Kyoei Sangyo Co., Ltd.                                  335,000     576,741
#   Kyoei Steel, Ltd.                                       447,200   7,751,892
    Kyokuto Boeki Kaisha, Ltd.                              468,000     921,525
    Kyokuto Kaihatsu Kogyo Co., Ltd.                        858,150  11,281,866
    Kyosan Electric Manufacturing Co., Ltd.                 473,000   1,635,992
    Kyowa Leather Cloth Co., Ltd.                           375,300   1,624,468
    Kyudenko Corp.                                        1,152,000   9,933,818
#   Land Business Co., Ltd.                                  15,000      59,815
    LEC, Inc.                                               164,100   1,679,896
#*  Lonseal Corp.                                           306,000     461,310
#   Look, Inc.                                              482,000   1,251,684
    Macnica, Inc.                                           264,500   7,842,691
    Maeda Corp.                                           3,972,000  29,558,269
    Maeda Road Construction Co., Ltd.                       827,000  12,823,115
    Maezawa Industries, Inc.                                208,300     631,519
    Maezawa Kasei Industries Co., Ltd.                      227,500   2,371,602
    Maezawa Kyuso Industries Co., Ltd.                      153,700   2,015,018

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Mars Engineering Corp.                                    1,000 $    18,677
    Marubun Corp.                                           449,300   2,480,116
    Marudai Food Co., Ltd.                                3,126,000   9,304,493
#*  Maruei Department Store Co., Ltd.                       324,400     445,800
#   Maruetsu, Inc. (The)                                    136,000     452,474
#   Marufuji Sheet Piling Co., Ltd.                          80,000     274,277
    Maruka Machinery Co., Ltd.                                1,500      19,544
    Maruzen Co., Ltd.                                        20,000     181,612
#   Maruzen Showa Unyu Co., Ltd.                          1,491,000   4,677,387
    Matsuda Sangyo Co., Ltd.                                 17,400     193,394
    Matsui Construction Co., Ltd.                           418,700   1,777,171
#   Maxvalu Tokai Co., Ltd.                                  63,800     838,543
#   Megmilk Snow Brand Co., Ltd.                            185,300   2,458,748
    Meiko Electronics Co., Ltd.                             179,600   1,057,575
    Meisei Industrial Co., Ltd.                              84,000     398,954
    Meito Transportation Co., Ltd.                              300       1,942
    Meiwa Corp.                                             216,500     861,038
    Meiwa Estate Co., Ltd.                                  396,600   1,566,137
    Melco Holdings, Inc.                                     28,300     430,334
    Mesco, Inc.                                              22,000     149,142
#   Michinoku Bank, Ltd. (The)                            2,789,000   5,873,561
    Mie Bank, Ltd. (The)                                  1,000,000   2,153,076
    Mikuni Corp.                                            215,000     805,124
    Mimasu Semiconductor Industry Co., Ltd.                 310,900   2,822,369
    Minato Bank, Ltd. (The)                                 996,000   1,695,109
    Ministop Co., Ltd.                                       34,100     516,443
    Mirait Holdings Corp.                                   802,940   7,062,709
    Mitani Corp.                                             64,800   1,459,821
    Mito Securities Co., Ltd.                               514,000   1,795,602
    Mitsuba Corp.                                           220,600   3,238,474
#*  Mitsubishi Kakoki Kaisha, Ltd.                          179,000     271,699
#*  Mitsubishi Paper Mills, Ltd.                          4,383,000   3,770,592
    Mitsubishi Steel Manufacturing Co., Ltd.              2,342,000   4,694,426
    Mitsuboshi Belting Co., Ltd.                             10,000      52,245
    Mitsui Engineering & Shipbuilding Co., Ltd.           8,287,000  16,078,682
    Mitsui High-Tec, Inc.                                   620,100   3,911,103
    Mitsui Home Co., Ltd.                                     8,000      36,873
    Mitsui Knowledge Industry Co., Ltd.                     483,200     709,507
    Mitsui Matsushima Co., Ltd.                           1,396,000   2,023,516
    Mitsui Mining & Smelting Co., Ltd.                      590,000   1,462,992
    Mitsui-Soko Co., Ltd.                                   241,000     956,168
    Mitsumi Electric Co., Ltd.                            2,692,900  17,255,705
    Mitsumura Printing Co., Ltd.                            111,000     286,552
#   Mitsuuroko Group Holdings Co., Ltd.                     798,600   4,348,896
    Miyazaki Bank, Ltd. (The)                             3,616,260  11,048,391
#   Miyoshi Oil & Fat Co., Ltd.                           1,187,000   1,593,132
#   Mizuno Corp.                                            734,395   4,007,456
    Morinaga Milk Industry Co., Ltd.                      1,670,000   6,233,784
    Morozoff, Ltd.                                          103,000     326,423
    Mory Industries, Inc.                                   672,000   2,534,532
    Mr Max Corp.                                            635,600   2,036,236
    Murakami Corp.                                           22,000     317,847

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Musashino Bank, Ltd. (The)                              540,700 $17,326,719
#   Mutoh Holdings Co., Ltd.                                129,000     562,824
    Nafco Co., Ltd.                                          27,000     401,600
#   Nagano Bank, Ltd. (The)                               1,747,000   3,062,780
    Nagase & Co., Ltd.                                      339,400   4,158,699
    Nakabayashi Co., Ltd.                                   972,000   1,910,627
*   Nakayama Steel Works, Ltd.                            1,986,000   1,477,801
#   Namura Shipbuilding Co., Ltd.                           186,200   1,402,069
    Nanto Bank, Ltd. (The)                                1,006,000   3,775,902
    NDS Co., Ltd.                                           872,000   2,424,911
#   NEC Capital Solutions, Ltd.                             189,500   3,279,508
    Neturen Co., Ltd.                                       536,500   3,680,816
*   New Japan Chemical Co., Ltd.                             36,200      75,488
    Nice Holdings, Inc.                                   1,731,000   3,498,528
    Nichia Steel Works, Ltd.                                882,200   2,286,642
    Nichiban Co., Ltd.                                      627,000   2,115,928
    Nichicon Corp.                                          385,200   2,857,210
    Nichiden Corp.                                            7,700     184,351
    Nichiha Corp.                                            16,700     192,403
    Nichimo Co., Ltd.                                       869,000   1,549,096
    Nichireki Co., Ltd.                                     581,000   5,681,634
#   Nihon Dempa Kogyo Co., Ltd.                             115,300     926,517
    Nihon Eslead Corp.                                       58,800     597,958
    Nihon Kagaku Sangyo Co., Ltd.                            21,000     142,220
    Nihon Tokushu Toryo Co., Ltd.                            82,400     458,526
    Nihon Yamamura Glass Co., Ltd.                        2,523,000   4,199,706
#   Nikko Co., Ltd.                                         586,000   2,520,658
    Nippo Corp.                                           1,059,000  16,180,986
    Nippon Beet Sugar Manufacturing Co., Ltd.             3,280,000   6,171,740
#   Nippon Carbon Co., Ltd.                               1,133,000   1,998,508
#*  Nippon Chemi-Con Corp.                                1,885,000   6,025,498
*   Nippon Chemical Industrial Co., Ltd.                  2,525,000   3,289,216
    Nippon Chutetsukan K.K.                                 481,000   1,035,564
#   Nippon Concrete Industries Co., Ltd.                  1,084,000   4,427,518
#   Nippon Denko Co., Ltd.                                2,321,000   6,457,376
#   Nippon Densetsu Kogyo Co., Ltd.                         293,000   4,348,289
    Nippon Felt Co., Ltd.                                    73,100     317,208
    Nippon Fine Chemical Co., Ltd.                          216,100   1,326,528
    Nippon Flour Mills Co., Ltd.                          1,521,000   8,486,232
    Nippon Hume Corp.                                       582,000   4,239,988
#*  Nippon Kinzoku Co., Ltd.                                636,000     803,273
    Nippon Kodoshi Corp.                                        700       7,075
    Nippon Koei Co., Ltd.                                 1,424,000   6,822,692
    Nippon Konpo Unyu Soko Co., Ltd.                      1,198,000  20,242,710
#*  Nippon Koshuha Steel Co., Ltd.                          350,000     312,332
    Nippon Light Metal Holdings Co., Ltd.                 6,443,900   9,086,380
#   Nippon Paper Industries Co., Ltd.                        81,900   1,496,780
    Nippon Pillar Packing Co., Ltd.                         289,400   2,077,465
#   Nippon Piston Ring Co., Ltd.                            718,000   1,254,454
#   Nippon Rietec Co., Ltd.                                  47,000     345,079
    Nippon Road Co., Ltd. (The)                           2,090,000  10,639,563
    Nippon Seiki Co., Ltd.                                   57,000     996,660

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
JAPAN -- (Continued)
    Nippon Seisen Co., Ltd.                                 155,000 $   612,741
#*  Nippon Sheet Glass Co., Ltd.                         18,574,000  23,823,762
    Nippon Signal Co., Ltd. (The)                             2,100      17,413
#   Nippon Soda Co., Ltd.                                 2,000,000  11,111,910
    Nippon Steel & Sumikin Bussan Corp.                   1,339,800   4,733,363
#   Nippon Steel & Sumikin Texeng Co., Ltd.                 827,000   3,200,617
    Nippon Systemware Co., Ltd.                             198,500     909,459
#   Nippon Thompson Co., Ltd.                             1,046,000   4,767,048
    Nippon Tungsten Co., Ltd.                               172,000     283,369
#*  Nippon Yakin Kogyo Co., Ltd.                          4,763,500  13,249,963
    Nishikawa Rubber Co., Ltd.                                4,800      79,155
    Nishimatsu Construction Co., Ltd.                     8,367,073  30,107,612
    Nissei Corp.                                              1,300      12,284
    Nissei Plastic Industrial Co., Ltd.                     150,100     845,917
    Nisshin Fudosan Co.                                   1,034,200   3,625,443
#   Nisshin Oillio Group, Ltd. (The)                      2,288,000   7,660,692
    Nisshin Steel Co., Ltd.                                 335,000   3,440,584
    Nisshinbo Holdings, Inc.                              1,449,000  12,413,976
    Nissin Corp.                                            665,000   1,875,124
#   Nissin Electric Co., Ltd.                               179,000     995,498
    Nissin Sugar Co., Ltd.                                  127,500   2,713,047
#   Nissui Pharmaceutical Co., Ltd.                         180,500   1,863,602
    Nittan Valve Co., Ltd.                                  177,800     533,028
    Nittetsu Mining Co., Ltd.                             1,951,000   7,282,448
    Nitto FC Co., Ltd.                                      243,100   1,462,915
    Nitto Fuji Flour Milling Co., Ltd.                      370,000   1,144,730
    Nitto Seiko Co., Ltd.                                   149,000     430,017
    Nohmi Bosai, Ltd.                                       147,000   1,684,850
    Nojima Corp.                                            124,500     887,556
    Noritake Co., Ltd.                                    1,141,000   2,792,063
    Noritsu Koki Co., Ltd.                                  518,300   3,714,329
    North Pacific Bank, Ltd.                              3,778,400  15,305,075
#   NS United Kaiun Kaisha, Ltd.                          2,386,000   5,361,524
*   NTN Corp.                                               605,000   2,070,564
    Obayashi Road Corp.                                     815,000   4,521,740
    Oenon Holdings, Inc.                                     13,000      32,924
#   Ogaki Kyoritsu Bank, Ltd. (The)                       4,217,000  11,390,306
#   Ohara, Inc.                                             121,500     714,165
    Ohashi Technica, Inc.                                     1,700      13,717
    OIE Sangyo Co., Ltd.                                      6,213      50,547
    Oita Bank, Ltd. (The)                                 3,980,000  14,490,806
    Okabe Co., Ltd.                                          12,200     167,751
    Okamoto Industries, Inc.                                 14,000      46,020
#   OKK Corp.                                             2,480,000   3,186,280
    Okumura Corp.                                         3,082,000  14,081,021
    Okura Industrial Co., Ltd.                            1,155,000   3,309,976
    Okuwa Co., Ltd.                                         214,000   1,953,463
    Olympic Group Corp.                                     372,700   3,359,310
#   Onoken Co., Ltd.                                        332,000   3,495,867
    Onward Holdings Co., Ltd.                               476,000   3,201,612
#   Organo Corp.                                            314,000   1,494,016
    Origin Electric Co., Ltd.                                34,000      94,778

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Osaka Organic Chemical Industry, Ltd.                   140,700 $   601,088
#   Osaka Steel Co., Ltd.                                   594,600   9,400,311
#   Osaki Electric Co., Ltd.                                251,000   1,519,366
    Otsuka Kagu, Ltd.                                        75,900     740,578
    OUG Holdings, Inc.                                       28,000      57,002
    Oyo Corp.                                               415,300   5,760,917
#   Pacific Industrial Co., Ltd.                          1,172,400   8,200,619
#*  Pacific Metals Co., Ltd.                              2,317,000  10,777,335
    Paltac Corp.                                            380,700   4,702,593
    Parco Co., Ltd.                                          32,600     261,071
    Paris Miki Holdings, Inc.                                15,300      76,139
    Piolax, Inc.                                            280,200   9,699,091
*   Pioneer Corp.                                            79,400     171,559
#   Press Kogyo Co., Ltd.                                   501,000   1,837,405
#*  Renesas Electronics Corp.                                20,200     147,506
    Rengo Co., Ltd.                                       1,294,000   5,782,519
#*  Renown, Inc.                                          1,474,860   1,706,025
#   Rheon Automatic Machinery Co., Ltd.                     301,000   1,678,068
    Rhythm Watch Co., Ltd.                                3,021,000   4,466,433
#   Ricoh Leasing Co., Ltd.                                 253,000   6,603,795
#   Right On Co., Ltd.                                      188,700   1,336,526
    Riken Corp.                                              47,000     192,297
    Riken Keiki Co., Ltd.                                   158,900   1,539,626
    Riken Technos Corp.                                     940,000   4,866,966
#   Riken Vitamin Co., Ltd.                                   9,700     229,999
    Riso Kagaku Corp.                                       277,182   6,837,576
    Roland Corp.                                            206,400   2,933,879
#   Round One Corp.                                       1,875,400  13,470,646
    Ryobi, Ltd.                                           1,596,000   4,728,081
    Ryoden Trading Co., Ltd.                                858,000   5,787,829
    Ryosan Co., Ltd.                                        790,500  16,709,030
    Ryoyo Electro Corp.                                     778,100   9,348,315
    Sakai Chemical Industry Co., Ltd.                     2,362,000   6,657,460
#   Sakai Heavy Industries, Ltd.                            291,000   1,033,647
    Sakai Moving Service Co., Ltd.                            3,300     111,552
    Sakata INX Corp.                                         42,900     378,385
    Sakata Seed Corp.                                        23,100     322,697
    Sala Corp.                                              240,200   1,223,545
    SAMTY Co., Ltd.                                          22,500     151,197
    San Holdings, Inc.                                       75,000     996,471
    San-Ai Oil Co., Ltd.                                  1,333,000   8,872,880
    San-In Godo Bank, Ltd. (The)                          4,385,900  28,947,627
    Sangetsu Co., Ltd.                                       24,500     631,292
    Sanki Engineering Co., Ltd.                           1,642,000  10,077,495
#   Sankyo Seiko Co., Ltd.                                  505,700   1,746,668
    Sankyo Tateyama, Inc.                                       500       9,896
    Sanoh Industrial Co., Ltd.                              275,200   1,699,023
    Sanritsu Corp.                                           28,000     145,123
    Sansha Electric Manufacturing Co., Ltd.                  15,000      90,178
    Sanshin Electronics Co., Ltd.                           820,200   5,148,028
    Sanyo Chemical Industries, Ltd.                         258,000   1,580,384
    Sanyo Engineering & Construction, Inc.                  195,000     958,914

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
#   Sanyo Industries, Ltd.                                  707,000 $ 1,295,868
    Sanyo Shokai, Ltd.                                    1,070,628   2,921,447
    Sanyo Special Steel Co., Ltd.                         1,535,000   5,986,971
#*  Sasebo Heavy Industries Co., Ltd.                     1,609,000   1,797,528
    Sato Shoji Corp.                                        179,200   1,136,225
    Satori Electric Co., Ltd.                               304,060   1,924,307
#   Saxa Holdings, Inc.                                   1,310,000   1,959,466
    SBS Holdings, Inc.                                       37,200     629,875
#   Scroll Corp.                                            719,000   1,930,614
    SEC Carbon, Ltd.                                          1,000       3,131
    Seibu Electric Industry Co., Ltd.                       322,000   1,465,551
    Seika Corp.                                              48,000     111,867
#   Seiko PMC Corp.                                           3,700      44,417
    Seino Holdings Co., Ltd.                              2,432,119  24,038,417
    Seiren Co., Ltd.                                          1,600      13,443
    Sekisui Jushi Corp.                                     515,800   6,867,538
    Sekisui Plastics Co., Ltd.                            1,319,000   3,520,762
#   Senko Co., Ltd.                                         898,680   4,107,521
#   Senshu Electric Co., Ltd.                                66,000     845,653
#   Senshu Ikeda Holdings, Inc.                             356,200   1,635,482
#   Senshukai Co., Ltd.                                     327,700   2,788,212
    Shibaura Electronics Co., Ltd.                              900      16,076
    Shibaura Mechatronics Corp.                             267,000     670,742
    Shibusawa Warehouse Co., Ltd. (The)                     143,000     474,871
#   Shibuya Kogyo Co., Ltd.                                  47,400   1,281,000
    Shiga Bank, Ltd. (The)                                  474,000   2,591,957
#   Shikibo, Ltd.                                         3,799,000   4,161,750
    Shikoku Bank, Ltd. (The)                              1,995,000   4,023,848
#   Shima Seiki Manufacturing, Ltd.                          53,900     899,508
    Shimachu Co., Ltd.                                      956,500  21,016,790
    SHIMANE BANK, Ltd. (The)                                  8,900     112,699
    Shimizu Bank, Ltd. (The)                                198,200   4,843,386
    Shin Nippon Air Technologies Co., Ltd.                  340,920   2,086,673
#   Shin-Etsu Polymer Co., Ltd.                             668,400   2,502,504
    Shinagawa Refractories Co., Ltd.                      1,192,000   2,370,766
#*  Shinkawa, Ltd.                                          208,700   1,147,221
#   Shinko Electric Industries Co., Ltd.                    501,400   3,302,066
    Shinko Shoji Co., Ltd.                                  523,100   4,819,518
    Shinko Wire Co., Ltd.                                   543,000     894,794
    Shinmaywa Industries, Ltd.                            2,777,000  24,523,534
#   Shinnihon Corp.                                         579,200   1,702,064
    Shinsho Corp.                                           467,000   1,051,938
    Shiroki Corp.                                           543,000   1,042,056
    Shizuoka Gas Co., Ltd.                                   64,800     389,918
    Shobunsha Publications, Inc.                            100,000     617,740
#   Shoei Foods Corp.                                       185,400   1,442,300
    Shofu, Inc.                                               1,100       9,260
    Showa Corp.                                             338,300   3,720,257
#   Sinanen Co., Ltd.                                       922,000   3,500,645
    Sintokogio, Ltd.                                        786,562   5,652,262
    SKY Perfect JSAT Holdings, Inc.                         475,600   2,557,362
    SNT Corp.                                               635,600   2,555,582

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Soda Nikka Co., Ltd.                                    328,000 $ 1,406,661
#   Sodick Co., Ltd.                                        326,500   1,212,343
#   Soft99 Corp.                                             52,300     339,522
    SPK Corp.                                                 1,418      26,092
    Stella Chemifa Corp.                                      4,200      53,298
    Subaru Enterprise Co., Ltd.                             247,000     811,902
    Sugimoto & Co., Ltd.                                    114,700   1,131,597
    Suminoe Textile Co., Ltd.                             1,443,000   4,368,611
    Sumitomo Bakelite Co., Ltd.                             846,000   3,221,957
    Sumitomo Densetsu Co., Ltd.                             198,400   2,446,581
    Sumitomo Precision Products Co., Ltd.                   269,000     987,132
    Sumitomo Seika Chemicals Co., Ltd.                       71,000     446,684
    Sumitomo Warehouse Co., Ltd. (The)                      606,000   2,938,377
    Sun-Wa Technos Corp.                                     13,400     115,641
    Suncall Corp.                                             9,000      51,811
    Suzuden Corp.                                             2,100      12,563
#*  SWCC Showa Holdings Co., Ltd.                         6,821,000   6,546,017
#   T RAD Co., Ltd.                                         774,000   2,021,060
    T&K Toka Co., Ltd.                                       10,800     224,006
    Tachi-S Co., Ltd.                                       123,400   1,930,331
#   Tachibana Eletech Co., Ltd.                             270,600   3,611,502
#   Tachikawa Corp.                                         188,400     936,119
    Taihei Dengyo Kaisha, Ltd.                              881,000   5,784,444
#   Taiheiyo Kouhatsu, Inc.                               2,081,000   1,934,068
    Taiho Kogyo Co., Ltd.                                   465,900   4,405,211
    Taiko Bank, Ltd. (The)                                  249,000     514,182
    Takachiho Koheki Co., Ltd.                                  400       3,949
#   Takagi Securities Co., Ltd.                             470,000   1,130,938
    Takamatsu Construction Group Co., Ltd.                   37,900     649,794
    Takano Co., Ltd.                                        290,900   1,450,132
#   Takaoka Toko Co., Ltd.                                   37,244     531,737
    Takara Standard Co., Ltd.                               926,105   6,614,860
#   Takasago International Corp.                             20,000      97,772
#   Takasago Thermal Engineering Co., Ltd.                  465,800   4,554,142
    Take And Give Needs Co., Ltd.                           136,490   2,577,000
    Takigami Steel Construction Co., Ltd. (The)             194,000     922,394
    Takihyo Co., Ltd.                                        17,000      67,514
    Takiron Co., Ltd.                                     1,128,000   4,574,101
    Takisawa Machine Tool Co., Ltd.                         108,000     151,267
#   Tamura Corp.                                          1,317,948   3,143,317
#   Tayca Corp.                                             831,000   2,286,777
    TBK Co., Ltd.                                           575,000   2,811,066
    TECHNO ASSOCIE Co., Ltd.                                171,900   1,754,677
#   Techno Ryowa, Ltd.                                      229,770   1,048,930
    Teikoku Tsushin Kogyo Co., Ltd.                         807,000   1,328,047
    Tekken Corp.                                          3,133,000   9,169,037
#*  Ten Allied Co., Ltd.                                    119,800     353,991
    Tenma Corp.                                             573,900   7,501,964
    Teraoka Seisakusho Co., Ltd.                            169,100     654,699
    Tigers Polymer Corp.                                    311,600   1,264,979
#   Toa Corp.                                             6,003,000  11,292,674
#   Toa Oil Co., Ltd.                                       772,000   1,185,075

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- -----------
JAPAN -- (Continued)
    TOA ROAD Corp.                                         742,000 $ 3,386,719
#   Toabo Corp.                                          1,272,000     872,019
    Toagosei Co., Ltd.                                     344,000   1,439,459
    Tochigi Bank, Ltd. (The)                             2,896,000  11,289,290
    Toda Corp.                                           5,130,000  17,978,547
#   Toda Kogyo Corp.                                       378,000   1,021,980
    Toei Co., Ltd.                                         301,000   1,685,128
    Toenec Corp.                                         1,102,000   5,334,821
    Toho Bank, Ltd. (The)                                4,567,000  15,296,032
    Toho Zinc Co., Ltd.                                    867,000   2,758,509
    Tohoku Bank, Ltd. (The)                              1,543,000   2,205,858
    Tohokushinsha Film Corp.                                 6,400      49,576
#   Tohto Suisan Co., Ltd.                                 837,000   1,632,749
    Tokai Carbon Co., Ltd.                               2,233,000   7,164,057
#   Tokai Lease Co., Ltd.                                  672,000   1,204,530
#   Tokai Rubber Industries, Ltd.                          190,400   1,969,453
    Tokushu Tokai Paper Co., Ltd.                        1,631,220   3,596,183
#   Tokuyama Corp.                                      10,164,000  29,477,493
#   Tokyo Electron Device, Ltd.                              9,300     122,551
    Tokyo Energy & Systems, Inc.                           639,000   3,331,799
#   Tokyo Keiki, Inc.                                      169,000     472,480
#*  Tokyo Kikai Seisakusho, Ltd.                           192,000     158,112
    Tokyo Ohka Kogyo Co., Ltd.                             253,900   5,806,723
*   Tokyo Rope Manufacturing Co., Ltd.                     423,000     617,560
    Tokyo Sangyo Co., Ltd.                                 535,900   2,105,205
    Tokyo Soir Co., Ltd.                                    67,000     161,937
#   Tokyo Steel Manufacturing Co., Ltd.                  3,265,100  15,963,518
    Tokyo Tekko Co., Ltd.                                1,215,000   4,563,394
#   Tokyo Tomin Bank, Ltd. (The)                           725,900   7,531,279
#   Tokyu Recreation Co., Ltd.                             256,328   1,501,340
    Toli Corp.                                           1,034,000   1,995,657
    Tomato Bank, Ltd.                                    1,324,000   2,188,048
    Tomen Devices Corp.                                        500       8,307
    Tomen Electronics Corp.                                276,500   4,430,569
#   Tomoe Corp.                                            895,900   3,881,362
    Tomoe Engineering Co., Ltd.                             11,100     175,075
    Tomoku Co., Ltd.                                     1,412,000   3,792,445
#   TOMONY Holdings, Inc.                                3,318,900  14,112,620
    Tomy Co., Ltd.                                         119,800     568,492
    Tonami Holdings Co., Ltd.                            1,540,000   2,805,364
    Toppan Forms Co., Ltd.                                 704,700   6,474,973
    Topre Corp.                                            330,500   3,344,271
    Topy Industries, Ltd.                                4,167,000   7,055,763
    Torii Pharmaceutical Co., Ltd.                         299,900   8,519,476
#   Tosho Printing Co., Ltd.                             1,091,000   4,184,308
    Totetsu Kogyo Co., Ltd.                                 76,130   1,545,822
    Tottori Bank, Ltd. (The)                             1,075,000   1,913,682
    Towa Bank, Ltd. (The)                                2,873,000   2,728,686
#   Towa Corp.                                              10,700      54,364
    Toyo Denki Seizo - Toyo Electric Manufacturing
      Co., Ltd.                                             25,000      89,965
    Toyo Ink SC Holdings Co., Ltd.                       1,437,000   5,862,029
    Toyo Kohan Co., Ltd.                                 2,110,000  10,220,327

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Toyo Machinery & Metal Co., Ltd.                         10,900 $    57,390
#   Toyo Securities Co., Ltd.                               602,000   1,658,392
#   Toyo Tanso Co., Ltd.                                     50,600   1,218,243
    Toyo Wharf & Warehouse Co., Ltd.                      1,006,000   2,016,904
    Trusco Nakayama Corp.                                   174,339   3,929,099
    TSI Holdings Co., Ltd.                                2,359,820  15,913,747
    Tsubakimoto Kogyo Co., Ltd.                              50,000     136,323
#*  Tsudakoma Corp.                                       1,182,000   1,570,438
    Tsukishima Kikai Co., Ltd.                              391,000   4,161,019
    Tsukuba Bank, Ltd.                                    1,141,067   4,117,333
    Tsurumi Manufacturing Co., Ltd.                         314,000   3,835,329
    Tsutsumi Jewelry Co., Ltd.                              264,300   5,991,727
#   TTK Co., Ltd.                                           136,000     597,262
    Tv Tokyo Holdings Corp.                                 110,100   1,754,725
    TYK Corp.                                               690,000   1,353,958
#   U-Shin, Ltd.                                            655,400   3,924,278
    Ube Industries, Ltd.                                    151,200     256,165
    Uchida Yoko Co., Ltd.                                 1,419,000   3,968,150
    Ueki Corp.                                              146,000     285,939
    UKC Holdings Corp.                                      120,900   1,945,120
*   Ulvac, Inc.                                             459,500   8,708,517
*   Uniden Corp.                                          1,581,000   3,666,350
    Unipres Corp.                                            98,600   1,905,057
*   Universal Entertainment Corp.                            25,800     458,538
#   UNY Group Holdings Co., Ltd.                          1,686,200  10,881,991
    Utoc Corp.                                                3,200      11,148
    Valor Co., Ltd.                                          37,800     489,928
#   Village Vanguard Co., Ltd.                               20,200     237,384
    Vital KSK Holdings, Inc.                                225,715   1,598,285
    Wacoal Holdings Corp.                                   359,000   3,541,264
    Wakita & Co., Ltd.                                      297,000   3,371,108
    Warabeya Nichiyo Co., Ltd.                              174,100   3,250,340
#   Watabe Wedding Corp.                                     53,100     353,867
    Wood One Co., Ltd.                                      602,000   1,684,763
    Xebio Co., Ltd.                                          54,200   1,002,381
    Y A C Co., Ltd.                                          80,500     461,461
    Yachiyo Bank, Ltd. (The)                                184,975   5,000,113
    Yachiyo Industry Co., Ltd.                               14,900     102,802
    Yahagi Construction Co., Ltd.                            20,200     198,461
    Yaizu Suisankagaku Industry Co., Ltd.                    21,500     200,668
    YAMABIKO Corp.                                          133,974   4,988,960
#   Yamagata Bank, Ltd. (The)                             2,012,000   8,611,801
#   Yamaichi Electronics Co., Ltd.                          155,200     623,910
    Yamanashi Chuo Bank, Ltd. (The)                       3,321,000  14,389,599
    Yamatane Corp.                                          483,000     711,646
    Yamato Corp.                                            336,000   1,117,904
    Yamato International, Inc.                               13,800      57,907
    Yamaura Corp.                                            32,000      91,415
    Yamazawa Co., Ltd.                                        2,200      32,939
    Yashima Denki Co., Ltd.                                   9,200      40,174
    Yasuda Warehouse Co., Ltd. (The)                        193,900   2,005,651
    Yellow Hat, Ltd.                                        205,800   3,945,549

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                        SHARES      VALUE++
                                                       --------- --------------
JAPAN -- (Continued)
#   Yodogawa Steel Works, Ltd.                         3,721,000 $   14,669,450
    Yokogawa Bridge Holdings Corp.                       667,000      8,844,488
#   Yokohama Reito Co., Ltd.                           1,179,900      9,551,059
    Yokowo Co., Ltd.                                      35,300        175,634
    Yondenko Corp.                                       443,650      1,576,153
    Yonekyu Corp.                                          2,000         16,134
    Yonex Co., Ltd.                                      149,000        879,958
    Yorozu Corp.                                          70,400      1,315,878
    Yuasa Funashoku Co., Ltd.                            581,000      1,383,482
    Yuken Kogyo Co., Ltd.                                 62,000        126,681
    Yurtec Corp.                                       1,162,000      5,423,330
    Yusen Logistics Co., Ltd.                            110,900      1,277,156
    Yushiro Chemical Industry Co., Ltd.                   10,700        107,920
    Yutaka Giken Co., Ltd.                                 1,700         37,285
#   Zojirushi Corp.                                       68,000        243,143
#   Zuken, Inc.                                           37,800        296,001
                                                                 --------------
TOTAL JAPAN                                                       2,611,882,082
                                                                 --------------
LUXEMBOURG -- (0.0%)
*   Transcom WorldWide SA                                591,524        122,353
                                                                 --------------
NETHERLANDS -- (2.1%)
#   Accell Group                                          11,883        236,159
*   AMG Advanced Metallurgical Group NV                    4,448         44,742
#*  APERAM                                             1,753,419     45,621,474
    ASM International NV                                 465,118     20,355,138
#*  Ballast Nedam NV                                      11,679        150,056
#   BE Semiconductor Industries NV                       821,028     14,010,221
    BinckBank NV                                         523,547      5,915,525
    Corbion NV                                           416,828      9,667,345
    Delta Lloyd NV                                     2,392,235     62,958,731
#*  Grontmij                                             118,051        631,659
#   Heijmans NV                                          510,079      9,150,773
    Hunter Douglas NV                                        248         12,456
    KAS Bank NV                                          298,496      4,410,034
#   Koninklijke BAM Groep NV                           6,983,328     37,865,162
    Koninklijke Ten Cate NV                              194,564      5,796,841
    Koninklijke Wessanen NV                              542,912      3,207,559
#*  Macintosh Retail Group NV                              7,600         82,598
#*  Ordina NV                                          2,211,228      6,392,719
#   SNS Reaal NV                                       4,344,025             --
    Telegraaf Media Groep NV                              93,393        877,279
    TNT Express NV                                       294,173      2,650,952
#*  TomTom NV                                          2,919,396     20,700,316
    USG People NV                                      1,928,586     33,367,380
                                                                 --------------
TOTAL NETHERLANDS                                                   284,105,119
                                                                 --------------
NEW ZEALAND -- (0.3%)
#   Abano Healthcare Group, Ltd.                             754          4,290
    Air New Zealand, Ltd.                              9,271,570     16,800,705
    Auckland International Airport, Ltd.                 521,948      1,787,629
    Cavalier Corp., Ltd.                                   3,143          4,212

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
NEW ZEALAND -- (Continued)
    CDL Investments New Zealand, Ltd.                       257,726 $   119,302
    Chorus, Ltd.                                            166,769     254,804
    Colonial Motor Co., Ltd. (The)                          243,551   1,134,676
    Contact Energy, Ltd.                                     59,772     293,597
    Heartland New Zealand, Ltd.                             600,701     455,847
#   Metlifecare, Ltd.                                        57,449     203,905
    Millennium & Copthorne Hotels New Zealand, Ltd.       2,998,736   1,687,249
    New Zealand Oil & Gas, Ltd.                           2,095,399   1,401,330
    New Zealand Refining Co., Ltd. (The)                     20,756      33,638
#   Nuplex Industries, Ltd.                               2,847,439   8,604,619
#   PGG Wrightson, Ltd.                                   2,111,833     739,567
    Richina Pacific, Ltd.                                   832,183      48,437
#*  Rubicon, Ltd.                                         3,767,301   1,174,180
#   Sanford, Ltd.                                         1,099,644   3,956,414
    Sky Network Television, Ltd.                            383,000   2,210,588
    Steel & Tube Holdings, Ltd.                             158,934     421,137
*   Tenon, Ltd.                                             137,210     177,391
    Tourism Holdings, Ltd.                                  870,292     865,792
    Tower, Ltd.                                           2,457,096   3,438,749
                                                                    -----------
TOTAL NEW ZEALAND                                                    45,818,058
                                                                    -----------
NORWAY -- (0.9%)
#   Aker ASA Class A                                         46,281   1,567,657
*   Archer, Ltd.                                          3,195,711   4,358,891
    Austevoll Seafood ASA                                   707,480   4,582,813
    Bonheur ASA                                             221,052   4,298,015
    BW Offshore, Ltd.                                     5,728,740   7,491,856
*   BWG Homes ASA                                           996,334   1,962,627
    Cermaq ASA                                               72,561     857,660
*   Deep Sea Supply P.L.C.                                  264,196     394,117
*   DOF ASA                                                 563,923   2,593,855
*   Dolphin Group A.S.                                      794,866     775,021
#   Eltek ASA                                             1,433,745   1,967,350
    Evry ASA                                                239,145     413,262
    Farstad Shipping ASA                                    207,709   4,278,695
#*  Frontline, Ltd.                                         537,534   1,754,328
    Ganger Rolf ASA                                         402,700   7,521,714
#   Golden Ocean Group, Ltd.                              5,843,464  10,362,760
*   Grieg Seafood ASA                                       103,905     423,783
*   Havila Shipping ASA                                      38,346     222,698
*   Kongsberg Automotive Holding ASA                     10,167,813  10,221,754
    Kvaerner ASA                                            262,582     525,970
*   Norske Skogindustrier ASA                             4,239,299   3,214,071
    Northern Offshore, Ltd.                                  33,813      52,095
*   Norwegian Energy Co. ASA                                    323           9
*   Odfjell SE Class A                                      249,938   1,249,383
*   Panoro Energy ASA                                     3,781,731   2,114,138
#*  REC Silicon ASA                                      27,551,701  15,410,872
*   REC Solar ASA                                           288,683   4,359,778
#*  Sevan Drilling A.S.                                   3,511,174   1,858,572
*   Sevan Marine ASA                                        531,955   2,130,793
*   Siem Offshore, Inc.                                     580,412     878,512

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                         SHARES      VALUE++
                                                       ----------- ------------
NORWAY -- (Continued)
    Solstad Offshore ASA                                   359,951 $  6,626,695
#*  Songa Offshore                                       3,681,507    1,514,011
    SpareBank 1 SMN                                        919,673    8,167,473
    Stolt-Nielsen, Ltd.                                     38,913    1,052,107
*   Storebrand ASA                                         689,852    3,872,390
    TTS Group ASA                                           74,071       81,074
#   Wilh Wilhelmsen ASA                                      4,973       48,135
#   Wilh Wilhelmsen Holding ASA Class A                    253,267    8,035,386
                                                                   ------------
TOTAL NORWAY                                                        127,240,320
                                                                   ------------
PORTUGAL -- (0.6%)
#*  Banco BPI SA                                         2,006,239    5,149,514
#*  Banco Comercial Portugues SA                       187,787,505   57,067,629
#   Corticeira Amorim SGPS SA                            2,076,904    8,884,367
*   EDP Renovaveis SA                                      204,040    1,399,232
#   Novabase SGPS SA                                        10,085       55,544
*   Papelaria Fernandes-Industria e Comercia SA              2,000           --
#*  Sonae Capital SGPS SA                                  270,725      175,030
#*  Sonae Industria SGPS SA                              1,382,848    1,172,936
*   Sumol + Compal SA                                       53,800       85,367
    ZON Optimus SGPS SA                                    814,775    5,894,383
                                                                   ------------
TOTAL PORTUGAL                                                       79,884,002
                                                                   ------------
SINGAPORE -- (1.4%)
*   Abterra, Ltd.                                           52,000       24,436
#   ASL Marine Holdings, Ltd.                            1,254,800      722,855
#*  Ausgroup, Ltd.                                       1,742,000      635,275
    Banyan Tree Holdings, Ltd.                              39,000       19,634
#   Biosensors International Group, Ltd.                   281,000      213,417
    Bonvests Holdings, Ltd.                              1,338,280    1,442,903
*   Broadway Industrial Group, Ltd.                      3,557,000      782,174
#   China Merchants Holdings Pacific, Ltd.               1,238,000      953,187
#   Chip Eng Seng Corp., Ltd.                            8,982,198    5,489,608
    Chuan Hup Holdings, Ltd.                             7,757,000    1,674,044
    Creative Technology, Ltd.                              820,850    1,584,854
    CSC Holdings, Ltd.                                     348,000       23,632
*   Delong Holdings, Ltd.                                  679,000      207,809
    DMX Technologies Group, Ltd.                         3,585,000      573,105
    EnGro Corp., Ltd.                                      115,500      113,426
*   Excel Machine Tools, Ltd.                              473,000           --
#   Ezra Holdings, Ltd.                                 15,946,000   13,393,635
    Falcon Energy Group, Ltd.                              173,000       48,458
    Far East Orchard, Ltd.                               5,199,720    7,766,300
    GK Goh Holdings, Ltd.                                2,295,000    1,550,155
    GMG Global, Ltd.                                     2,105,000      151,188
    GP Batteries International, Ltd.                       170,000       75,282
    GP Industries, Ltd.                                  2,169,808      812,860
*   Hanwell Holdings, Ltd.                               6,729,043    1,395,940
*   Healthway Medical Corp., Ltd.                        3,776,000      192,721
    HG Metal Manufacturing, Ltd.                         1,230,000       92,222
    Hi-P International, Ltd.                                66,000       30,588
    Hiap Hoe, Ltd.                                          47,000       34,195

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                         SHARES     VALUE++
                                                       ---------- -----------
SINGAPORE -- (Continued)
    Ho Bee Land, Ltd.                                   6,991,000 $12,794,729
    Hong Fok Corp., Ltd.                                7,753,000   5,017,336
    Hong Leong Asia, Ltd.                                 928,000   1,182,049
#   Hotel Grand Central, Ltd.                           2,640,058   2,521,770
    Hotel Properties, Ltd.                              2,511,500   7,449,355
    Hour Glass, Ltd. (The)                                402,320     546,306
    HupSteel, Ltd.                                         29,000       4,849
    Hwa Hong Corp., Ltd.                                1,014,000     246,865
    Indofood Agri Resources, Ltd.                       3,160,000   2,691,177
    InnoTek, Ltd.                                       4,171,000   1,064,581
*   International Healthway Corp., Ltd.                    95,048      23,101
#   IPC Corp., Ltd.                                    16,472,000   1,973,185
    Isetan Singapore, Ltd.                                171,000     640,718
#   Jaya Holdings, Ltd.                                 5,120,000   3,256,421
    Jurong Technologies Industrial Corp., Ltd.          3,391,000          --
    K1 Ventures, Ltd.                                  14,032,000   2,209,606
    Koh Brothers Group, Ltd.                            1,464,000     362,302
*   KS Energy, Ltd.                                        16,000       5,758
    LCD Global Investments, Ltd.                        6,875,960     998,997
    Lee Kim Tah Holdings, Ltd.                          2,313,000   1,710,934
*   Li Heng Chemical Fibre Technologies, Ltd.          11,463,000     821,565
    Lian Beng Group, Ltd.                               1,317,000     736,701
#*  Linc Energy, Ltd.                                   1,747,514   1,644,714
    Low Keng Huat Singapore, Ltd.                          85,000      47,170
    Lum Chang Holdings, Ltd.                            1,311,000     366,315
    Marco Polo Marine, Ltd.                               129,000      38,657
*   Mercator Lines Singapore, Ltd.                        777,000      62,725
    Mermaid Maritime PCL                                1,134,000     439,684
#   Metro Holdings, Ltd.                               10,849,960   7,972,769
    Mewah International, Inc.                              56,000      21,028
#   Midas Holdings, Ltd.                               22,610,000   8,499,625
    NSL, Ltd.                                             655,000     823,496
#*  Oceanus Group, Ltd.                                11,176,000     151,634
#*  Otto Marine, Ltd.                                  19,127,500   1,226,391
    OUE Hospitality Trust                                 163,333     113,373
#   OUE, Ltd.                                           1,412,000   2,560,083
#*  Penguin International, Ltd.                           988,250     153,191
    Popular Holdings, Ltd.                              8,482,250   1,826,881
    QAF, Ltd.                                           3,747,103   2,692,274
*   Raffles Education Corp., Ltd.                      15,504,200   3,655,378
    Rickmers Maritime                                     148,000      34,306
*   S I2I, Ltd.                                        22,499,000     143,945
    San Teh, Ltd.                                         952,800     242,777
*   Sapphire Corp., Ltd.                                  512,000      32,710
    Sinarmas Land, Ltd.                                   511,000     216,850
    Sing Holdings, Ltd.                                   399,000     121,138
    Sing Investments & Finance, Ltd.                       84,000      89,894
    Singapore Reinsurance Corp., Ltd.                   3,080,110     676,836
    Singapore Shipping Corp., Ltd.                      1,078,000     202,535
    Singapura Finance, Ltd.                               105,000     125,209
    Stamford Land Corp., Ltd.                           4,041,000   1,919,725
    Sunningdale Tech, Ltd.                              9,957,000   1,296,014

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
SINGAPORE -- (Continued)
#*  SunVic Chemical Holdings, Ltd.                       7,560,000 $  2,901,268
#   Swiber Holdings, Ltd.                               15,419,000    7,889,813
#   Tat Hong Holdings, Ltd.                                944,000      610,791
    Tiong Woon Corp. Holding, Ltd.                       8,059,500    2,093,207
    Tuan Sing Holdings, Ltd.                            17,646,263    4,934,099
    UMS Holdings, Ltd.                                   2,959,000    2,031,228
#   United Engineers, Ltd.                               9,399,332   16,202,838
#   United Industrial Corp., Ltd.                        4,159,946   11,124,821
    Vibrant Group, Ltd.                                    152,079       12,380
    Wheelock Properties Singapore, Ltd.                  2,365,000    3,546,355
    Wing Tai Holdings, Ltd.                              9,494,054   15,184,973
    Yeo Hiap Seng, Ltd.                                    924,457    1,726,990
    YHI International, Ltd.                                 31,000        5,812
    Yongnam Holdings, Ltd.                                 822,000      157,858
                                                                   ------------
TOTAL SINGAPORE                                                     192,081,968
                                                                   ------------
SPAIN -- (2.4%)
    Abengoa SA(7174823)                                    679,263    3,779,341
    Abengoa SA(BLM7FQ6)                                     17,417       96,944
    Abengoa SA(BLM7FS8)                                     64,680      288,135
    Abengoa SA Class B                                   2,134,454    9,503,119
#   Acciona SA                                             113,921    9,266,994
#   Acerinox SA                                            217,272    3,799,362
    Adveo Group International SA                           174,804    4,161,413
*   Azkoyen SA                                               2,580        9,166
    Bankinter SA                                         9,498,044   72,721,437
*   Baron de Ley                                            22,116    2,326,805
#*  Caja de Ahorros del Mediterraneo                       298,813           --
*   Campofrio Food Group SA                                110,070    1,053,437
#*  Cementos Portland Valderrivas SA                       217,063    2,220,884
    Construcciones y Auxiliar de Ferrocarriles SA              639      306,068
*   Deoleo SA                                            8,782,900    4,816,223
    Dinamia Capital Privado Sociedad de Capital Riesgo
      SA                                                    44,356      487,041
    Dogi International Fabrics SA                          191,727           --
    Ebro Foods SA                                           50,273    1,158,410
    Elecnor SA                                                 784       11,269
    Ence Energia y Celulosa SA                           4,041,949   11,905,053
#*  Ercros SA                                            1,781,735    1,188,749
*   Espanola del Zinc SA                                    53,703           --
#   Fluidra SA                                             116,554      529,677
#*  Fomento de Construcciones y Contratas SA               769,152   16,966,660
*   Gamesa Corp. Tecnologica SA                          7,418,085   73,734,457
    Grupo Catalana Occidente SA                             20,223      791,287
#*  Grupo Ezentis SA                                       183,642      300,812
    Iberpapel Gestion SA                                   107,514    2,113,076
#   Melia Hotels International SA                        1,283,223   16,232,822
    Miquel y Costas & Miquel SA                             20,922      872,343
#*  Natra SA                                                31,077       81,942
*   NH Hoteles SA                                        3,144,348   20,088,773
    Obrascon Huarte Lain SA                                 47,879    2,219,720
    Papeles y Cartones de Europa SA                        853,066    4,719,479
*   Pescanova SA                                           338,483           --

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
SPAIN -- (Continued)
#*  Promotora de Informaciones SA Class A                7,387,899 $  4,126,078
*   Realia Business SA                                   1,042,210    1,926,772
#*  Sacyr SA                                             7,565,697   49,830,722
*   Sociedad Nacional de Industrias Apicaciones
      Celulosa Espanola SA                                 370,644       38,052
#*  Solaria Energia y Medio Ambiente SA                    876,126    1,512,533
    Tubacex SA                                             122,079      598,684
    Tubos Reunidos SA                                       23,536       72,920
*   Vocento SA                                              14,029       45,196
                                                                   ------------
TOTAL SPAIN                                                         325,901,855
                                                                   ------------
SWEDEN -- (3.5%)
    Acando AB                                              891,878    2,061,992
    AddNode Group AB                                        37,990      259,807
    AF AB Class B                                           14,825      538,394
#*  Arise AB                                                77,815      313,516
    B&B Tools AB Class B                                   198,828    3,648,464
#*  BE Group AB                                            187,731      365,709
#   Beijer AB G&L Class B                                  185,323    3,769,688
    Beijer Alma AB                                          21,810      616,826
    Bilia AB Class A                                       442,474   14,691,632
    BillerudKorsnas AB                                   3,506,767   51,248,998
#   Biotage AB                                             895,743    1,604,735
#   Bure Equity AB                                       1,257,039    5,551,501
    Catena AB                                               97,210    1,607,143
#   Cavotec SA                                               8,670       41,278
#*  Cloetta AB Class B                                     625,605    2,066,624
#   Concentric AB                                          637,497    9,019,648
*   Concordia Maritime AB Class B                          400,102      821,092
*   CyberCom Group AB                                    1,069,727      444,748
    Duni AB                                                135,716    2,266,986
*   East Capital Explorer AB                                91,353      733,679
    Enea AB                                                  2,135       20,583
#*  Eniro AB                                             2,458,895   19,674,808
#   FinnvedenBulten AB                                      43,894      508,886
    Gunnebo AB                                             277,314    1,582,725
#   Haldex AB                                            1,227,419   15,744,212
    Holmen AB Class B                                    1,385,639   48,972,666
    Industrial & Financial Systems Class B                  50,839    1,458,386
*   KappAhl AB                                             182,200    1,118,067
#*  Karolinska Development AB Class B                       92,462      353,653
#   KNOW IT AB                                             158,917    1,687,012
    Lagercrantz AB Class B                                 201,826    4,065,131
*   Lindab International AB                                409,169    5,101,044
    Meda AB Class A                                      1,651,937   29,693,469
*   Micronic Mydata AB                                   1,711,038    4,863,931
    MQ Holding AB                                          202,328      836,352
    NCC AB Class A                                             990       35,247
    NCC AB Class B                                           7,995      280,109
*   Net Insight AB Class B                               1,340,969      371,302
#   New Wave Group AB Class B                            1,081,617    7,356,815
    Nobia AB                                               534,220    4,862,867
#   Nolato AB Class B                                      152,587    3,484,132

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
SWEDEN -- (Continued)
#*  PA Resources AB                                        216,361 $    226,922
    Peab AB                                              1,355,095   10,492,217
#*  Pricer AB Class B                                      428,333      387,747
    Proact IT Group AB                                      50,418      678,316
#   Ratos AB Class B                                       905,421    9,236,713
    ReadSoft AB Class B                                      5,267       14,181
#*  rnb Retail and Brands AB                               106,053      213,971
    Saab AB Class B                                        716,322   22,011,096
#*  SAS AB                                               4,129,940    8,881,499
#   Semcon AB                                               21,986      237,455
    SkiStar AB                                               2,540       33,534
#*  SSAB AB Class A                                      4,143,538   36,176,393
#*  SSAB AB Class B                                      1,214,763    9,190,167
*   Swedish Orphan Biovitrum AB                          1,069,624   11,762,041
#*  TradeDoubler AB                                        170,239      379,860
#*  Transcom WorldWide SA                                3,742,073      831,067
#   Trelleborg AB Class B                                5,405,103  115,650,402
                                                                   ------------
TOTAL SWEDEN                                                        480,147,438
                                                                   ------------
SWITZERLAND -- (3.9%)
    AFG Arbonia-Forster Holding AG                         278,888    9,297,101
    Allreal Holding AG                                     141,765   19,991,754
#   Alpiq Holding AG                                        21,151    2,595,528
    ALSO Holding AG                                          9,215      526,503
    Autoneum Holding AG                                     15,174    3,219,177
    Baloise Holding AG                                     216,720   26,390,766
    Bank Coop AG                                            18,665      912,755
    Banque Cantonale de Geneve                              13,130    3,354,344
    Banque Cantonale du Jura                                 7,948      591,326
    Banque Cantonale Vaudoise                                5,162    3,064,094
#   Basler Kantonalbank                                      2,136      184,645
    Bell AG                                                     15       41,231
    Bellevue Group AG                                       54,925      834,206
*   Bobst Group SA                                         191,684    9,756,518
    Bossard Holding AG Class A                               2,284      314,610
    Carlo Gavazzi Holding AG                                 7,688    2,000,236
    Cham Paper Holding AG                                   11,660    3,280,907
#*  Charles Voegele Holding AG                             161,832    2,664,495
    Cicor Technologies                                      12,055      489,854
    Cie Financiere Tradition SA                              1,051       57,214
    Clariant AG                                          1,344,747   26,518,282
    Coltene Holding AG                                      57,514    3,712,438
    Conzzeta AG                                              3,818   15,106,154
    Daetwyler Holding AG                                   134,888   21,327,782
#   EFG International AG                                   709,753    8,993,310
    Emmi AG                                                 39,124   14,355,590
#   Energiedienst Holding AG                                   318       11,523
    Flughafen Zuerich AG                                    49,184   31,029,264
    Forbo Holding AG                                         8,945    9,258,962
    GAM Holding AG                                       1,855,692   33,797,927
    Georg Fischer AG                                        30,382   24,102,191
    Gurit Holding AG                                         8,656    4,522,509

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
SWITZERLAND -- (Continued)
    Helvetia Holding AG                                    121,594 $ 60,608,318
    HOCHDORF Holding AG                                         43        6,125
    Implenia AG                                            263,875   19,349,122
    Intershop Holdings AG                                    7,875    3,043,816
    Jungfraubahn Holding AG                                  3,905      322,175
    Kardex AG                                               57,075    2,923,754
    Komax Holding AG                                        17,326    2,681,827
    Kudelski SA                                            173,873    2,998,633
    Liechtensteinische Landesbank AG                        38,015    1,881,816
    Lonza Group AG                                          19,057    1,994,516
    MCH Group AG                                             5,445      393,280
#*  Meyer Burger Technology AG                           1,090,737   13,485,436
    Micronas Semiconductor Holding AG                      100,278      892,724
    Mikron Holding AG                                       38,875      303,888
    Mobimo Holding AG                                       23,689    5,091,381
*   Orascom Development Holding AG                         109,261    1,701,904
    Orior AG                                                   960       62,033
    PubliGroupe AG                                           3,216      644,300
    Romande Energie Holding SA                               4,003    5,227,513
*   Schmolz + Bickenbach AG                              7,264,075   10,421,872
    Schweiter Technologies AG                                1,136      858,744
    Schweizerische National-Versicherungs-Gesellschaft
      AG                                                   382,940   26,538,072
    Siegfried Holding AG                                    28,553    5,350,563
    St Galler Kantonalbank AG                               10,870    4,668,834
    Swiss Life Holding AG                                  180,130   44,379,643
*   Swisslog Holding AG                                    286,563      329,441
    Tamedia AG                                                 398       52,447
*   Tornos Holding AG                                       42,112      299,148
    Valartis Group AG                                        4,409      107,681
    Valiant Holding AG                                      82,547    9,139,455
    Valora Holding AG                                       40,173   11,359,579
    Vaudoise Assurances Holding SA Class B                  21,719    9,923,354
    Verwaltungs- und Privat-Bank AG                         37,874    3,775,992
    Vetropack Holding AG                                       330      635,709
#   Vontobel Holding AG                                     90,892    3,562,536
#   Zehnder Group AG                                           366       15,960
    Zug Estates Holding AG                                     129      173,637
    Zuger Kantonalbank AG                                       26      140,632
                                                                   ------------
TOTAL SWITZERLAND                                                   537,649,056
                                                                   ------------
UNITED KINGDOM -- (20.8%)
    Acal P.L.C.                                            327,161    1,974,601
    African Barrick Gold P.L.C.                            593,435    2,489,474
*   Aga Rangemaster Group P.L.C.                         1,951,519    5,736,862
    Alent P.L.C.                                         5,694,760   30,641,893
    Alumasc Group P.L.C. (The)                             575,307    1,170,258
*   Amberley Group P.L.C.                                   71,000           --
    Amlin P.L.C.                                        11,024,189   83,350,349
    Anglo Pacific Group P.L.C.                           1,259,912    4,056,481
    Anglo-Eastern Plantations                              241,403    2,900,223
    Ashtead Group P.L.C.                                 9,060,925  134,248,301
    Avesco Group P.L.C.                                     84,124      150,710

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
UNITED KINGDOM -- (Continued)
    Barratt Developments P.L.C.                         23,304,329 $145,749,037
    BBA Aviation P.L.C.                                  1,446,324    7,587,970
    Beazley P.L.C.                                      12,470,827   51,733,665
    Bellway P.L.C.                                       3,448,205   83,973,177
    Berendsen P.L.C.                                       722,757   12,630,861
    Bloomsbury Publishing P.L.C.                            81,160      220,079
    Bodycote P.L.C.                                      5,021,077   61,957,596
    Boot Henry P.L.C.                                    1,143,997    4,215,686
    Bovis Homes Group P.L.C.                             3,820,358   51,089,368
    Braemar Shipping Services P.L.C.                         1,546       13,650
    British Polythene Industries P.L.C.                    319,936    3,410,037
#   Bwin.Party Digital Entertainment P.L.C.              1,058,674    2,278,958
*   Cairn Energy P.L.C.                                  1,365,015    4,251,709
    Camellia P.L.C.                                          2,629      441,100
    Cape P.L.C.                                            205,431    1,041,658
    Capital & Regional P.L.C.                            5,344,220    4,149,254
    Carclo P.L.C.                                           14,769       44,900
    Carillion P.L.C.                                     3,315,763   20,741,426
    Carr's Milling Industries P.L.C.                        45,502    1,422,459
    Castings P.L.C.                                        435,213    3,389,122
    Catlin Group, Ltd.                                   9,072,341   81,027,071
#   Centaur Media P.L.C.                                   131,854      153,168
    Chemring Group P.L.C.                                   99,744      377,509
    Chesnara P.L.C.                                        217,902    1,210,573
    Chime Communications P.L.C.                            186,985    1,102,275
    Close Brothers Group P.L.C.                          1,724,250   40,728,934
*   Coalfield Resources P.L.C.                             911,673       96,220
*   Colt Group SA                                        5,697,536   12,608,820
#   Communisis P.L.C.                                    2,806,381    3,090,731
    Computacenter P.L.C.                                 1,910,955   21,037,466
    Creston P.L.C.                                         187,426      363,667
    CSR P.L.C.                                           4,886,688   47,481,162
    Daejan Holdings P.L.C.                                  79,363    6,261,764
    Dairy Crest Group P.L.C.                               661,765    5,163,146
    Debenhams P.L.C.                                     2,582,723    3,507,690
    Development Securities P.L.C.                        2,538,046   10,429,177
*   Dixons Retail P.L.C.                                74,506,019   56,667,531
    Drax Group P.L.C.                                      269,252    3,014,007
    DS Smith P.L.C.                                     15,172,280   80,853,845
    easyJet P.L.C.                                       1,792,771   49,605,324
    Elementis P.L.C.                                     3,824,022   17,951,462
*   EnQuest P.L.C.                                         231,181      536,567
*   Enterprise Inns P.L.C.                              11,707,291   27,025,146
#*  Essar Energy P.L.C.                                  2,019,787    2,291,990
*   Exillon Energy P.L.C.                                  564,716    1,349,390
    F&C Asset Management P.L.C.                         11,435,011   23,075,949
    Ferrexpo P.L.C.                                         21,253       52,422
*   Findel P.L.C.                                            3,863       17,633
*   Firstgroup P.L.C.                                    1,181,667    2,582,145
    Fortune Oil P.L.C.                                      30,128        6,613
    Future P.L.C.                                        1,768,908      246,617
    Galliford Try P.L.C.                                   779,555   15,691,950

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                        ---------- ------------
UNITED KINGDOM -- (Continued)
*   Gem Diamonds, Ltd.                                   1,991,383 $  5,587,242
    Grafton Group P.L.C.                                 1,749,481   17,207,784
    Greene King P.L.C.                                   4,908,532   73,898,809
*   Hardy Oil & Gas P.L.C.                                  78,909       90,599
    Harvey Nash Group P.L.C.                               660,735    1,351,252
    Helical Bar P.L.C.                                   2,462,462   15,109,165
*   Heritage Oil P.L.C.                                  2,612,012   13,943,464
    Hiscox, Ltd.                                         8,547,223  101,972,677
    Home Retail Group P.L.C.                            17,508,245   60,496,425
    Hunting P.L.C.                                          31,124      445,583
    Huntsworth P.L.C.                                    3,242,574    3,287,544
    Inchcape P.L.C.                                      8,776,728   95,343,359
    Intermediate Capital Group P.L.C.                    2,324,248   17,445,365
*   International Ferro Metals, Ltd.                     1,960,461      309,267
    Interserve P.L.C.                                      499,652    5,599,662
*   IP Group P.L.C.                                        217,238      630,353
#*  JKX Oil & Gas P.L.C.                                   391,101      360,604
#*  Johnston Press P.L.C.                                9,581,891    4,089,230
    Keller Group P.L.C.                                    553,628    9,340,302
    Laird P.L.C.                                         3,501,358   16,455,585
*   Lamprell P.L.C.                                        432,693    1,122,058
    Lancashire Holdings, Ltd.                            1,128,650   13,345,045
    Lavendon Group P.L.C.                                1,928,013    7,388,245
#*  Lonmin P.L.C.                                        3,762,001   18,049,172
    Lookers P.L.C.                                         257,901      608,791
    Low & Bonar P.L.C.                                   3,354,294    4,711,632
    Man Group P.L.C.                                    10,173,324   16,977,744
    Management Consulting Group P.L.C.                   3,190,021    1,339,064
    Marshalls P.L.C.                                     1,529,098    4,577,786
    Marston's P.L.C.                                    13,861,464   34,466,021
    Mecom Group P.L.C.                                     284,847      634,031
    Meggitt P.L.C.                                       4,813,743   38,828,185
    Millennium & Copthorne Hotels P.L.C.                 4,813,561   45,187,618
*   Mitchells & Butlers P.L.C.                           5,754,583   42,874,532
    MJ Gleeson Group P.L.C.                                647,169    4,316,968
    Mondi P.L.C.                                         4,406,737   73,257,173
    Morgan Sindall Group P.L.C.                             97,878    1,308,458
*   Mothercare P.L.C.                                      176,010      556,073
    MS International P.L.C.                                 30,000      105,115
    National Express Group P.L.C.                        3,523,732   16,622,922
#*  New World Resources P.L.C. Class A                      32,193       21,042
    Northgate P.L.C.                                     2,583,495   22,614,917
    Novae Group P.L.C.                                     616,957    5,647,549
    Pace P.L.C.                                          1,127,260    6,946,161
    Panther Securities P.L.C.                               24,430      129,928
    Pendragon P.L.C.                                     6,015,813    3,158,998
*   Persimmon P.L.C.                                     7,739,467  171,754,093
*   Petra Diamonds, Ltd.                                    21,276       58,691
#   Petropavlovsk P.L.C.                                   898,784    1,034,460
    Phoenix Group Holdings                                 914,410   10,544,719
    Phoenix IT Group, Ltd.                                  16,230       30,228
*   Premier Foods P.L.C.                                14,447,341   14,041,712

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                       SHARES       VALUE++
                                                     ---------- ---------------
UNITED KINGDOM -- (Continued)
*   Punch Taverns P.L.C.                              9,491,987 $     2,248,661
    PV Crystalox Solar P.L.C.                           131,337          48,354
*   Quintain Estates & Development P.L.C.             7,566,122      12,961,323
    REA Holdings P.L.C.                                   1,354          10,431
    Redrow P.L.C.                                     5,600,709      27,105,978
*   Renold P.L.C.                                     1,175,797       1,030,960
    RPS Group P.L.C.                                    510,201       2,551,713
    S&U P.L.C.                                            4,296         136,485
*   Salamander Energy P.L.C.                          1,363,504       3,088,978
*   Severfield-Rowen P.L.C.                             287,223         296,884
    Shanks Group P.L.C.                               5,901,551      10,188,059
    SIG P.L.C.                                       14,208,459      46,048,206
    Soco International P.L.C.                             4,271          31,215
    Speedy Hire P.L.C.                                2,736,196       2,605,248
    Spirit Pub Co. P.L.C.                            11,153,659      14,786,827
*   Sportech P.L.C.                                     132,623         194,763
    St Ives P.L.C.                                    2,304,784       7,722,198
    ST Modwen Properties P.L.C.                       3,924,446      24,642,509
    Taylor Wimpey P.L.C.                             76,091,760     135,325,001
*   Thomas Cook Group P.L.C.                         26,803,185      79,232,848
    Travis Perkins P.L.C.                             4,514,252     130,328,001
    Treatt P.L.C.                                        23,754         285,348
    Trifast P.L.C.                                      888,900       1,387,668
*   Trinity Mirror P.L.C.                             7,644,285      22,402,574
    TT electronics P.L.C.                             2,534,061       8,959,864
    TUI Travel P.L.C.                                 2,837,592      20,524,990
    Tullett Prebon P.L.C.                                12,661          68,054
    UTV Media P.L.C.                                      1,877           7,602
#   Vedanta Resources P.L.C.                             12,652         202,599
    Vesuvius P.L.C.                                   5,951,466      41,979,049
    Vislink P.L.C.                                      338,887         269,707
    Vp P.L.C.                                           315,426       3,416,798
*   William Ransom & Son Holding P.L.C.                  65,000              --
    Xchanging P.L.C.                                  1,136,112       3,055,943
                                                                ---------------
TOTAL UNITED KINGDOM                                              2,851,037,068
                                                                ---------------
TOTAL COMMON STOCKS                                              12,247,761,434
                                                                ---------------
PREFERRED STOCKS -- (0.0%)

FRANCE -- (0.0%)
*   Valneva SE                                           13,627          10,799
                                                                ---------------
RIGHTS/WARRANTS -- (0.0%)

AUSTRALIA -- (0.0%)
#*  Aquarius Platinum, Ltd. Rights 05/14/14           1,820,266         194,468
                                                                ---------------
AUSTRIA -- (0.0%)
*   Intercell AG                                         41,929              --
                                                                ---------------
FRANCE -- (0.0%)
*   Peugeot SA Warrants 04/29/17                      2,302,997       4,405,989
                                                                ---------------

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED

                                                      SHARES        VALUE++
                                                    ----------- ---------------
HONG KONG -- (0.0%)
*     Sustainable Forest Holdings Rights 05/05/14            -- $            --
                                                                ---------------
ISRAEL -- (0.0%)
#*    Africa Israel Investments, Ltd. Rights
        05/01/14                                         65,805          56,668
                                                                ---------------
SINGAPORE -- (0.0%)
*     Falcon Energy Group, Ltd. Rights 06/18/16          17,300             442
                                                                ---------------
SWEDEN -- (0.0%)
*     East Capital Explorer Rights 06/04/14              91,353          21,426
                                                                ---------------
TOTAL RIGHTS/WARRANTS                                                 4,678,993
                                                                ---------------

                                                      SHARES/
                                                       FACE
                                                      AMOUNT
                                                       (000)        VALUE+
                                                    ----------- ---------------
SECURITIES LENDING COLLATERAL -- (10.7%)
(S)@  DFA Short Term Investment Fund                126,129,433   1,459,317,538
                                                                ---------------
TOTAL INVESTMENTS -- (100.0%) (Cost $10,916,859,971)            $13,711,768,764
                                                                ===============

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                INVESTMENTS IN SECURITIES (MARKET VALUE)
                         ------------------------------------------------------
                            LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                         -------------- --------------- ------- ---------------
Common Stocks
   Australia             $      741,079 $   652,411,513   --    $   653,152,592
   Austria                           --     106,850,406   --        106,850,406
   Belgium                           --     113,216,088   --        113,216,088
   Canada                 1,135,620,017         642,792   --      1,136,262,809
   China                             --       7,371,120   --          7,371,120
   Denmark                           --     253,135,634   --        253,135,634
   Finland                        2,509     292,135,884   --        292,138,393
   France                            --     534,757,813   --        534,757,813
   Germany                          953     665,960,020   --        665,960,973
   Greece                            --         550,774   --            550,774
   Hong Kong                         --     277,530,134   --        277,530,134
   Ireland                           --      52,070,445   --         52,070,445
   Israel                            --      92,649,143   --         92,649,143
   Italy                             --     526,245,791   --        526,245,791
   Japan                        737,791   2,611,144,291   --      2,611,882,082
   Luxembourg                        --         122,353   --            122,353
   Netherlands                       --     284,105,119   --        284,105,119
   New Zealand                       --      45,818,058   --         45,818,058
   Norway                            --     127,240,320   --        127,240,320
   Portugal                          --      79,884,002   --         79,884,002
   Singapore                         --     192,081,968   --        192,081,968
   Spain                        385,079     325,516,776   --        325,901,855
   Sweden                            --     480,147,438   --        480,147,438
   Switzerland                       --     537,649,056   --        537,649,056
   United Kingdom             1,357,865   2,849,679,203   --      2,851,037,068
Preferred Stocks
   France                            --          10,799   --             10,799
Rights/Warrants
   Australia                         --         194,468   --            194,468
   Austria                           --              --   --                 --
   France                            --       4,405,989   --          4,405,989
   Hong Kong                         --              --   --                 --
   Israel                            --          56,668   --             56,668
   Singapore                         --             442   --                442
   Sweden                            --          21,426   --             21,426
Securities Lending
  Collateral                         --   1,459,317,538   --      1,459,317,538
                         -------------- ---------------   --    ---------------
TOTAL                    $1,138,845,293 $12,572,923,471   --    $13,711,768,764
                         ============== ===============   ==    ===============

                     INTERNATIONAL VECTOR EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                            SHARES   VALUE++
                                                            ------- ----------
COMMON STOCKS -- (89.0%)

AUSTRALIA -- (5.9%)
    Adelaide Brighton, Ltd.                                 154,024 $  561,420
*   Aditya Birla Minerals, Ltd.                              33,991      7,421
*   AED Oil, Ltd.                                            28,704         --
    Ainsworth Game Technology, Ltd.                          15,801     61,120
*   AJ Lucas Group, Ltd.                                      9,790      8,357
*   Alkane Resources, Ltd.                                    6,922      1,968
#   ALS, Ltd.                                                49,670    347,392
*   Alumina, Ltd.                                           879,559  1,104,854
*   Alumina, Ltd. Sponsored ADR                                 900      4,464
    Amalgamated Holdings, Ltd.                               29,399    240,382
#   Amcom Telecommunications, Ltd.                           38,228     74,791
    Amcor, Ltd.                                              47,016    451,211
    AMP, Ltd.                                               209,126    984,180
#   Ansell, Ltd.                                             12,381    208,509
*   Antares Energy, Ltd.                                     43,975     16,378
    AP Eagers, Ltd.                                          23,424    110,093
    APA Group                                                39,105    242,386
*   APN News & Media, Ltd.                                  152,148    100,344
#*  Aquarius Platinum, Ltd.                                  33,735     12,090
#*  Aquila Resources, Ltd.                                   29,686     69,248
    ARB Corp., Ltd.                                           7,143     81,124
    Aristocrat Leisure, Ltd.                                 45,027    211,248
    Arrium, Ltd.                                            598,463    666,960
    Asciano, Ltd.                                           270,029  1,362,668
*   ASG Group, Ltd.                                          29,214      9,778
    ASX, Ltd.                                                 6,621    219,102
#   Atlas Iron, Ltd.                                        352,706    299,138
*   Aurora Oil & Gas, Ltd.                                   75,014    285,026
#   Ausdrill, Ltd.                                           89,820     77,926
    Ausenco, Ltd.                                            42,031     21,709
#*  Austal, Ltd.                                             31,664     30,916
    Austbrokers Holdings, Ltd.                                8,522     80,555
#   Austin Engineering, Ltd.                                  3,342      6,407
    Australia & New Zealand Banking Group, Ltd.             122,194  3,929,487
*   Australian Agricultural Co., Ltd.                       157,340    187,218
    Australian Infrastructure Fund, Ltd.                     27,847        117
    Australian Pharmaceutical Industries, Ltd.               53,097     28,644
    Automotive Holdings Group, Ltd.                          60,339    224,938
#   Aveo Group                                               43,975     83,196
*   AWE, Ltd.                                               237,537    347,006
    Bank of Queensland, Ltd.                                112,973  1,291,567
    BC Iron, Ltd.                                            28,373    115,597
    Beach Energy, Ltd.                                      597,115    955,601
*   Beadell Resources, Ltd.                                 111,673     68,752
    Bega Cheese, Ltd.                                         6,775     32,460
    Bendigo and Adelaide Bank, Ltd.                         131,710  1,411,618
    BHP Billiton, Ltd.                                       47,918  1,687,509
    BHP Billiton, Ltd. Sponsored ADR                         10,469    738,483
*   Billabong International, Ltd.                           184,005     81,381
    Blackmores, Ltd.                                          1,533     38,294
*   BlueScope Steel, Ltd.                                   136,925    827,822

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
AUSTRALIA -- (Continued)
#*  Boart Longyear, Ltd.                                     161,114 $   42,856
    Boral, Ltd.                                              262,721  1,394,305
#   Bradken, Ltd.                                             97,128    383,323
    Brambles, Ltd.                                            64,904    570,718
    Breville Group, Ltd.                                      16,821    143,642
    Brickworks, Ltd.                                          13,908    173,374
    BT Investment Management, Ltd.                            22,273    139,019
#   Cabcharge Australia, Ltd.                                 56,351    203,408
    Caltex Australia, Ltd.                                    20,543    426,439
#   Cardno, Ltd.                                              57,211    372,594
*   Carnarvon Petroleum, Ltd.                                105,419      8,540
    carsales.com, Ltd.                                        30,330    307,158
#   Cash Converters International, Ltd.                      113,888    115,593
#   Cedar Woods Properties, Ltd.                               6,427     43,286
*   Centrebet International, Ltd. Claim Units                  6,648         --
    Challenger, Ltd.                                          61,701    405,948
*   Citigold Corp., Ltd.                                     194,096      7,223
*   Coal of Africa, Ltd.                                      24,372      1,684
    Coca-Cola Amatil, Ltd.                                    19,595    169,159
#   Cochlear, Ltd.                                             2,537    138,680
#*  Cockatoo Coal, Ltd.                                      343,367     11,134
*   Coffey International, Ltd.                                53,206     11,179
    Commonwealth Bank of Australia                            24,869  1,829,386
    Computershare, Ltd.                                       17,185    198,087
    Crowe Horwath Australasia, Ltd.                           29,289     10,070
    Crown Resorts, Ltd.                                       17,087    255,685
#   CSG, Ltd.                                                 35,839     29,165
    CSR, Ltd.                                                212,812    724,755
*   Cue Energy Resources, Ltd.                                31,448      3,515
#   David Jones, Ltd.                                        188,572    690,804
    Decmil Group, Ltd.                                        44,845     84,985
*   Devine, Ltd.                                               2,971      1,958
#   Domino's Pizza Enterprises, Ltd.                           9,540    175,974
    Downer EDI, Ltd.                                         200,211    934,648
#*  Drillsearch Energy, Ltd.                                 117,789    176,383
    DuluxGroup, Ltd.                                          74,977    400,468
    Echo Entertainment Group, Ltd.                           437,339  1,150,284
#*  Elders, Ltd.                                             130,080     13,316
*   Emeco Holdings, Ltd.                                     218,506     53,221
*   Energy Resources of Australia, Ltd.                       65,369     80,537
#*  Energy World Corp., Ltd.                                 238,480     63,329
    Envestra, Ltd.                                            84,700     91,922
    ERM Power, Ltd.                                            6,408     10,923
    Euroz, Ltd.                                                1,190      1,394
#   Evolution Mining, Ltd.                                   113,903     90,877
    Fairfax Media, Ltd.                                      927,563    847,490
*   FAR, Ltd.                                                557,529     23,862
    Finbar Group, Ltd.                                        18,455     28,419
#   Fleetwood Corp., Ltd.                                     10,971     23,596
#   Flight Centre Travel Group, Ltd.                           3,479    174,486
#*  Focus Minerals, Ltd.                                   1,266,046     14,230
#*  Forge Group, Ltd.                                         32,407         --

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
AUSTRALIA -- (Continued)
#   Fortescue Metals Group, Ltd.                             56,742 $  268,386
    Funtastic, Ltd.                                          27,420      3,063
    Goodman Fielder, Ltd.                                   762,944    478,812
#   GrainCorp, Ltd. Class A                                  62,777    517,750
#   Grange Resources, Ltd.                                  122,656     29,811
*   Gryphon Minerals, Ltd.                                    9,576      1,213
#   GUD Holdings, Ltd.                                       31,454    156,653
#*  Gunns, Ltd.                                              75,334         --
    GWA Group, Ltd.                                          90,077    226,005
#   Harvey Norman Holdings, Ltd.                            176,908    541,418
    Helloworld, Ltd.                                         13,926      4,019
    HFA Holdings, Ltd.                                       18,498     17,243
*   Hillgrove Resources, Ltd.                               159,287     10,094
    Hills, Ltd.                                              81,191    127,762
#*  Horizon Oil, Ltd.                                       329,531    116,709
    iiNET, Ltd.                                              39,024    260,524
#   Iluka Resources, Ltd.                                    38,230    317,607
#   Imdex, Ltd.                                              49,768     34,107
#   IMF Australia, Ltd.                                       9,076     15,666
    Incitec Pivot, Ltd.                                     545,498  1,464,263
    Independence Group NL                                   118,603    480,818
#*  Infigen Energy                                          164,162     28,253
    Insurance Australia Group, Ltd.                         150,408    803,894
    Invocare, Ltd.                                           16,232    160,924
    IOOF Holdings, Ltd.                                      43,255    341,997
    Iress, Ltd.                                              18,554    143,148
    James Hardie Industries P.L.C.                           25,155    322,945
    James Hardie Industries P.L.C. Sponsored ADR                100      6,414
#   JB Hi-Fi, Ltd.                                           21,943    394,315
*   Kagara, Ltd.                                             52,508      1,122
#*  Kingsgate Consolidated, Ltd.                             46,190     38,615
#   Leighton Holdings, Ltd.                                   8,095    143,947
    Lend Lease Group                                        154,288  1,864,723
*   Lynas Corp., Ltd.                                        90,195     13,826
#   M2 Group, Ltd.                                           25,737    135,234
    MACA, Ltd.                                                1,247      2,492
*   Macmahon Holdings, Ltd.                                 239,512     23,485
    Macquarie Atlas Roads Group                              27,728     80,446
    Macquarie Group, Ltd.                                    32,703  1,761,907
#   Magellan Financial Group, Ltd.                           10,100    118,032
*   Matrix Composites & Engineering, Ltd.                     4,880      5,611
    MaxiTRANS Industries, Ltd.                               31,085     27,736
*   Mayne Pharma Group, Ltd.                                 78,756     62,402
#   McMillan Shakespeare, Ltd.                                3,935     35,643
    McPherson's, Ltd.                                        18,083     19,654
*   Medusa Mining, Ltd.                                      18,870     31,707
    Melbourne IT, Ltd.                                       24,889     33,426
*   MEO Australia, Ltd.                                       3,261         79
    Mermaid Marine Australia, Ltd.                           80,322    160,008
    Metcash, Ltd.                                            84,038    217,097
    Mincor Resources NL                                      50,636     37,955
*   Mineral Deposits, Ltd.                                   28,317     52,676

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
AUSTRALIA -- (Continued)
    Mineral Resources, Ltd.                                  50,768 $  551,220
#   Monadelphous Group, Ltd.                                 17,744    289,303
    Mortgage Choice, Ltd.                                    37,287     92,050
#   Mount Gibson Iron, Ltd.                                 292,783    199,949
#   Myer Holdings, Ltd.                                     258,248    534,999
    National Australia Bank, Ltd.                           100,779  3,318,388
    Navitas, Ltd.                                            27,790    190,568
*   Neon Energy, Ltd.                                       216,621      2,625
*   Newcrest Mining, Ltd.                                    83,034    809,846
*   Newsat, Ltd.                                             43,072     15,219
*   Nexus Energy, Ltd.                                      247,654      4,601
    NIB Holdings, Ltd.                                       72,257    184,980
    Nick Scali, Ltd.                                          5,910     14,891
    Northern Star Resources, Ltd.                           128,136    140,165
#   NRW Holdings, Ltd.                                      133,122    139,266
#   Nufarm, Ltd.                                             87,859    339,882
    Oakton, Ltd.                                             52,096     70,293
    Oil Search, Ltd.                                         26,128    216,471
    Orica, Ltd.                                              17,610    359,394
    Origin Energy, Ltd.                                     187,380  2,603,063
    Orora, Ltd.                                              35,397     45,897
    OrotonGroup, Ltd.                                         3,801     14,522
*   Otto Energy, Ltd.                                        72,021      5,832
    OZ Minerals, Ltd.                                       139,318    479,470
    Pacific Brands, Ltd.                                    392,183    184,651
#*  Paladin Energy, Ltd.                                    206,356     83,925
    PanAust, Ltd.                                           233,335    350,897
    Panoramic Resources, Ltd.                                77,236     45,308
    Patties Foods, Ltd.                                      17,109     18,305
*   Peet, Ltd.                                               39,333     47,140
    Perpetual, Ltd.                                           7,438    325,610
*   Pharmaxis, Ltd.                                          16,670      1,227
*   Phosphagenics, Ltd.                                      15,812      1,355
    Platinum Asset Management, Ltd.                          12,467     76,593
*   Platinum Australia, Ltd.                                 59,641        332
*   PMP, Ltd.                                                31,929     12,653
    Premier Investments, Ltd.                                47,499    438,705
*   Prima Biomed, Ltd.                                       75,579      2,564
    Primary Health Care, Ltd.                               221,489    968,068
    Prime Media Group, Ltd.                                  26,352     24,243
    Programmed Maintenance Services, Ltd.                    53,595    141,912
#*  Qantas Airways, Ltd.                                    387,643    440,957
    QBE Insurance Group, Ltd.                               103,881  1,121,150
    Qube Holdings, Ltd.                                      94,316    195,303
#*  Ramelius Resources, Ltd.                                 55,377      5,418
    Ramsay Health Care, Ltd.                                  5,051    211,051
    RCR Tomlinson, Ltd.                                      49,242    125,396
    REA Group, Ltd.                                           2,598    113,305
*   Recall Holdings, Ltd.                                     5,686     24,023
#   Reckon, Ltd.                                              9,140     16,740
#*  Red Fork Energy, Ltd.                                    57,145      5,579
    Redflex Holdings, Ltd.                                   15,216     14,511

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
AUSTRALIA -- (Continued)
    Reece Australia, Ltd.                                       839 $   23,768
*   Regional Express Holdings, Ltd.                           3,539      2,532
#   Regis Resources, Ltd.                                    45,208    102,522
#   Reject Shop, Ltd. (The)                                   5,498     51,212
*   Resolute Mining, Ltd.                                   367,866    207,935
    Retail Food Group, Ltd.                                  37,584    146,170
    Ridley Corp., Ltd.                                       96,363     75,653
    Rio Tinto, Ltd.                                          11,548    665,964
*   Roc Oil Co., Ltd.                                       324,074    144,741
    Ruralco Holdings, Ltd.                                    6,256     19,480
#   SAI Global, Ltd.                                         58,423    232,134
    Salmat, Ltd.                                             16,043     28,530
#*  Samson Oil & Gas, Ltd. Sponsored ADR                     10,577      3,810
*   Sandfire Resources NL                                    14,961     79,477
    Santos, Ltd.                                            156,393  2,005,171
*   Saracen Mineral Holdings, Ltd.                          224,944     69,254
    Sedgman, Ltd.                                            31,588     13,210
    Seek, Ltd.                                               14,293    223,854
    Select Harvests, Ltd.                                    11,988     70,309
*   Senex Energy, Ltd.                                      326,748    202,956
    Servcorp, Ltd.                                            6,641     28,648
    Service Stream, Ltd.                                      8,008      1,531
    Seven Group Holdings, Ltd.                               54,038    413,933
    Seven West Media, Ltd.                                  261,604    454,548
    Sigma Pharmaceuticals, Ltd.                             469,203    316,655
*   Silex Systems, Ltd.                                      12,982     21,890
*   Silver Lake Resources, Ltd.                              31,055     11,884
*   Sims Metal Management, Ltd.                              90,029    823,377
    Sirtex Medical, Ltd.                                      7,001    102,758
    Skilled Group, Ltd.                                      74,976    191,747
    Slater & Gordon, Ltd.                                    19,395     85,096
#   SMS Management & Technology, Ltd.                        27,206     95,032
    Sonic Healthcare, Ltd.                                   29,276    482,912
    Southern Cross Media Group, Ltd.                        228,397    273,512
#   SP AusNet                                                75,503     98,392
    Spark Infrastructure Group                              139,752    229,653
    Specialty Fashion Group, Ltd.                            16,869     14,531
#*  St Barbara, Ltd.                                        148,747     29,900
*   Starpharma Holdings, Ltd.                                 7,460      4,929
*   Strike Energy, Ltd.                                      53,210      5,945
    STW Communications Group, Ltd.                          144,818    190,228
    Suncorp Group, Ltd.                                     164,691  2,000,038
*   Sundance Energy Australia, Ltd.                          36,246     35,141
    Sunland Group, Ltd.                                      26,250     40,796
    Super Retail Group, Ltd.                                 27,059    256,122
#   Sydney Airport                                           37,045    145,567
    Tabcorp Holdings, Ltd.                                  284,074    984,504
#*  Tap Oil, Ltd.                                            84,108     32,477
    Tassal Group, Ltd.                                       51,867    200,132
    Tatts Group, Ltd.                                       470,472  1,323,237
    Technology One, Ltd.                                     29,429     69,086
#*  Ten Network Holdings, Ltd.                              802,994    202,269

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
AUSTRALIA -- (Continued)
    TFS Corp., Ltd.                                          42,008 $    66,535
    Thorn Group, Ltd.                                         3,330       6,630
*   Tiger Resources, Ltd.                                   216,980      72,167
#   Toll Holdings, Ltd.                                     240,423   1,185,909
    Tox Free Solutions, Ltd.                                 41,221     132,745
    TPG Telecom, Ltd.                                        31,955     177,192
#*  Transfield Services, Ltd.                               152,795     136,824
*   Transpacific Industries Group, Ltd.                     606,915     631,137
    Treasury Wine Estates, Ltd.                             233,547     831,739
#*  Troy Resources, Ltd.                                     19,973      18,227
#   UGL, Ltd.                                                71,764     451,326
*   Unity Mining, Ltd.                                       19,146         285
#   UXC, Ltd.                                               121,625      95,562
    Village Roadshow, Ltd.                                   26,871     176,417
#*  Virgin Australia Holdings, Ltd.                         513,895     176,867
*   Virgin Australia Holdings, Ltd. (ACI01NXR8)             272,729          --
*   Vision Eye Institute, Ltd.                               16,846       9,664
#   Vocus Communications, Ltd.                               12,384      51,921
#   Washington H Soul Pattinson & Co., Ltd.                  11,782     162,270
    Watpac, Ltd.                                             27,998      20,975
#   Webjet, Ltd.                                             10,348      26,459
    Wesfarmers, Ltd.                                         46,850   1,864,597
#   Western Areas, Ltd.                                      67,891     262,061
    Westpac Banking Corp.                                    59,493   1,948,664
    Westpac Banking Corp. Sponsored ADR                      12,390     405,029
#*  Whitehaven Coal, Ltd.                                   116,793     159,153
    Wide Bay Australia, Ltd.                                  3,475      19,311
    Woodside Petroleum, Ltd.                                 31,810   1,209,134
    WorleyParsons, Ltd.                                      23,712     371,841
#   Wotif.com Holdings, Ltd.                                 16,657      41,452
                                                                    -----------
TOTAL AUSTRALIA                                                      85,270,582
                                                                    -----------
AUSTRIA -- (0.5%)
*   A-TEC Industries AG                                       1,773          --
    Agrana Beteiligungs AG                                      505      58,454
    Andritz AG                                                3,940     244,749
    Atrium European Real Estate, Ltd.                         5,591      32,203
    Austria Technologie & Systemtechnik AG                    6,876      80,285
*   BUWOG AG                                                  2,364      43,407
    CA Immobilien Anlagen AG                                    920      17,537
    Conwert Immobilien Invest SE                              5,845      84,214
    DO & CO AG                                                  201      11,750
    Erste Group Bank AG                                      24,020     807,657
    EVN AG                                                    3,508      48,887
#   Flughafen Wien AG                                         3,555     349,022
    IMMOFINANZ AG                                            47,292     175,623
#   Kapsch TrafficCom AG                                        698      38,742
#   Lenzing AG                                                  716      45,707
#   Mayr Melnhof Karton AG                                    1,419     180,671
    Oberbank AG                                                 693      48,025
#   Oesterreichische Post AG                                  6,903     352,795
    OMV AG                                                   18,099     846,208

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
AUSTRIA -- (Continued)
    Palfinger AG                                             1,797 $   66,499
    Raiffeisen Bank International AG                        19,884    628,544
    RHI AG                                                   6,707    234,771
    Rosenbauer International AG                                230     21,696
    S IMMO AG                                                8,070     63,785
#   Schoeller-Bleckmann Oilfield Equipment AG                2,311    293,772
    Semperit AG Holding                                      2,201    122,882
    Strabag SE                                               7,391    206,606
    Telekom Austria AG                                      42,925    425,991
    UNIQA Insurance Group AG                                 2,561     32,714
#   Verbund AG                                               3,850     74,646
    Vienna Insurance Group AG Wiener Versicherung Gruppe     3,618    193,498
    Voestalpine AG                                           8,480    387,361
    Wienerberger AG                                         53,576    994,446
*   Wolford AG                                                 299      7,890
    Zumtobel AG                                              9,563    198,839
                                                                   ----------
TOTAL AUSTRIA                                                       7,419,876
                                                                   ----------
BELGIUM -- (1.4%)
*   Ablynx NV                                                6,175     73,726
    Ackermans & van Haaren NV                               10,812  1,398,131
    Ageas                                                   48,413  2,083,480
*   AGFA-Gevaert NV                                         75,049    287,535
    Anheuser-Busch InBev NV                                 11,977  1,305,443
    Anheuser-Busch InBev NV Sponsored ADR                    3,863    408,783
    Arseus NV                                               11,223    635,718
    Atenor Group                                               168      9,304
    Banque Nationale de Belgique                                67    323,422
    Barco NV                                                 5,707    425,322
#   Belgacom SA                                             32,120    983,114
    Cie d'Entreprises CFE                                    3,168    349,078
    Cie Immobiliere de Belgique SA                             301     17,211
    Cie Maritime Belge SA                                    4,562    135,564
    Colruyt SA                                               2,575    145,605
    D'ieteren SA                                             8,597    397,724
*   Deceuninck NV                                           27,141     93,229
#   Delhaize Group SA                                       24,963  1,858,826
    Delhaize Group SA Sponsored ADR                         29,692    554,647
#   Econocom Group                                          16,217    173,917
    Elia System Operator SA                                  3,018    160,078
*   Euronav NV                                              14,364    173,819
    EVS Broadcast Equipment SA                               1,968    124,621
    Exmar NV                                                12,278    204,927
*   Ion Beam Applications                                    5,092     70,431
    KBC Groep NV                                            32,265  1,968,903
    Kinepolis Group NV                                       1,125    220,245
#   Lotus Bakeries                                              28     31,102
    Melexis NV                                               3,652    146,854
    Mobistar SA                                             11,078    216,186
    NV Bekaert SA                                           19,497    793,489
#   Nyrstar NV                                              61,549    245,065
*   Picanol                                                    658     26,142

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
BELGIUM -- (Continued)
    Recticel SA                                              9,718 $    87,511
*   Rentabiliweb Group                                         846      12,653
    Resilux                                                    516      76,496
*   Roularta Media Group NV                                    199       3,549
    Sioen Industries NV                                      3,689      45,283
    Sipef SA                                                 1,388     121,241
    Solvay SA                                                8,184   1,326,258
    Telenet Group Holding NV                                 2,095     122,863
    Tessenderlo Chemie NV                                    8,387     256,846
#*  ThromboGenics NV                                         4,993     159,079
#   UCB SA                                                   4,943     405,457
#   Umicore SA                                              18,515     907,581
    Van de Velde NV                                          2,695     143,447
*   Viohalco SA                                             25,814     161,737
                                                                   -----------
TOTAL BELGIUM                                                       19,871,642
                                                                   -----------
BRAZIL -- (0.0%)
*   MBAC Fertilizer Corp.                                    4,200       2,108
                                                                   -----------
CANADA -- (8.0%)
*   5N Plus, Inc.                                           17,615      77,625
    Absolute Software Corp.                                  7,651      47,956
#   Acadian Timber Corp.                                     1,693      19,462
*   Advantage Oil & Gas, Ltd.                               74,652     472,684
    Aecon Group, Inc.                                       30,473     511,845
#   AG Growth International, Inc.                            2,860     113,194
    AGF Management, Ltd. Class B                            27,267     303,754
    Agnico Eagle Mines, Ltd.(008474108)                     22,069     652,360
    Agnico Eagle Mines, Ltd.(2009823)                        5,661     167,188
    Agrium, Inc.                                             5,000     480,224
    Aimia, Inc.                                             28,372     456,882
*   Ainsworth Lumber Co., Ltd.                              24,449      83,872
*   Air Canada Class A                                       4,300      30,012
    Akita Drilling, Ltd. Class A                               900      14,435
    Alacer Gold Corp.                                       97,987     234,228
*   Alamos Gold, Inc.(011527108)                            12,700     118,364
    Alamos Gold, Inc.(2411707)                               4,796      44,851
#*  Alexco Resource Corp.                                   12,984      17,058
    Algoma Central Corp.                                     1,740      24,845
#   Algonquin Power & Utilities Corp.                       56,401     405,492
    Alliance Grain Traders, Inc.                             8,412     140,680
    AltaGas, Ltd.                                            8,600     366,425
#*  Alterra Power Corp.                                     14,500       4,233
    Altus Group, Ltd.                                       10,000     177,455
*   Alvopetro Energy, Ltd.                                  34,034      29,499
*   Amerigo Resources, Ltd.                                 23,684      10,588
    Amica Mature Lifestyles, Inc.                            5,700      40,824
#   ARC Resources, Ltd.                                     13,717     406,986
#*  Argonaut Gold, Inc.                                     65,566     242,272
    Arsenal Energy, Inc.                                     1,950      11,920
#*  Artek Exploration, Ltd.                                 14,249      55,511
    Atco, Ltd. Class I                                       2,500     122,052

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
CANADA -- (Continued)
#*  Athabasca Oil Corp.                                     125,900 $  935,018
*   ATS Automation Tooling Systems, Inc.                     19,824    256,832
#   AuRico Gold, Inc.                                       111,567    464,163
    AutoCanada, Inc.                                          2,600    166,051
*   Avigilon Corp.                                            5,801    136,603
    Axia NetMedia Corp.                                       6,400     15,065
*   B2Gold Corp.                                            323,700    930,300
    Badger Daylighting, Ltd.                                  7,626    265,785
#*  Ballard Power Systems, Inc.                              16,800     61,311
    Bank of Montreal(063671101)                               5,272    363,452
#   Bank of Montreal(2076009)                                15,794  1,088,670
    Bank of Nova Scotia(064149107)                           19,649  1,194,266
    Bank of Nova Scotia(2076281)                              6,849    416,170
*   Bankers Petroleum, Ltd.                                 128,781    701,448
    Barrick Gold Corp.(067901108)                            43,692    763,299
    Barrick Gold Corp.(2024644)                               9,774    170,591
*   Bauer Performance Sports, Ltd.                            6,734     93,264
#   Baytex Energy Corp.(B4VGVM3)                                900     37,460
    Baytex Energy Corp.(07317Q105)                            3,602    149,843
#   Bell Aliant, Inc.                                         3,427     84,420
*   Bellatrix Exploration, Ltd.                              48,102    467,832
*   Birchcliff Energy, Ltd.                                  45,947    532,810
#   Bird Construction, Inc.                                   4,259     54,789
    Black Diamond Group, Ltd.                                 8,141    255,954
#*  BlackBerry, Ltd.(09228F103)                              14,200    108,772
#*  BlackBerry, Ltd.(BCBHZ31)                                71,549    546,385
*   BlackPearl Resources, Inc.                               94,016    264,193
*   BNK Petroleum, Inc.                                      36,542     69,680
#   Bombardier, Inc. Class B                                 44,360    178,484
#   Bonavista Energy Corp.                                   54,911    862,705
#   Bonterra Energy Corp.                                     3,497    182,404
    Boralex, Inc. Class A                                     9,900    115,254
*   Brookfield Residential Properties, Inc.                   4,535     88,931
    CAE, Inc.                                                16,827    222,149
    Calfrac Well Services, Ltd.                              10,064    348,459
    Calian Technologies, Ltd.                                 1,000     17,289
*   Calvalley Petroleums, Inc. Class A                        9,805     14,134
    Cameco Corp.                                             26,849    571,495
    Canaccord Genuity Group, Inc.                            34,830    300,932
*   Canacol Energy, Ltd.                                     29,015    218,659
    Canada Bread Co., Ltd.                                    1,900    125,228
#   Canadian Energy Services & Technology Corp.               6,044    178,224
    Canadian Imperial Bank of Commerce(2170525)               4,351    387,920
#   Canadian Imperial Bank of Commerce(136069101)             2,103    187,693
    Canadian Natural Resources, Ltd.(136385101)              42,168  1,719,189
    Canadian Natural Resources, Ltd.(2171573)                17,000    692,687
    Canadian Oil Sands, Ltd.                                 26,860    582,267
    Canadian Tire Corp., Ltd. Class A                        12,116  1,189,989
    Canadian Western Bank                                    19,600    664,152
    Canam Group, Inc. Class A                                14,000    179,079
    CanElson Drilling, Inc.                                  24,445    183,329
#   Canexus Corp.                                             6,800     29,904

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
CANADA -- (Continued)
*   Canfor Corp.                                             24,916 $565,131
    Canfor Pulp Products, Inc.                               12,418  137,997
    CanWel Building Materials Group, Ltd.                    11,100   26,635
#   Canyon Services Group, Inc.                              13,638  187,638
#   Capital Power Corp.                                       8,949  201,017
    Capstone Infrastructure Corp.                            42,347  156,476
*   Capstone Mining Corp.                                   136,689  360,413
    Cascades, Inc.                                           31,391  183,870
*   Cash Store Financial Services, Inc. (The)                   400       42
*   Catamaran Corp                                            1,904   71,876
*   Catamaran Corp.                                           4,000  151,964
    Cathedral Energy Services, Ltd.                          19,963   77,954
    CCL Industries, Inc. Class B                              6,734  612,299
*   Celestica, Inc.(2263362)                                 70,411  781,167
*   Celestica, Inc.(15101Q108)                                3,032   33,655
    Cenovus Energy, Inc.(B57FG04)                             6,900  205,543
    Cenovus Energy, Inc.(15135U109)                           2,807   83,564
    Centerra Gold, Inc.                                      52,007  266,666
*   Cequence Energy, Ltd.                                    54,192  149,318
    Cervus Equipment Corp.                                      600   11,775
#*  CGI Group, Inc. Class A(2159740)                          7,471  269,380
*   CGI Group, Inc. Class A(39945C109)                        3,809  137,391
#*  China Gold International Resources Corp., Ltd.           65,111  167,522
*   Chinook Energy, Inc.                                     15,622   27,366
    Churchill Corp. Class A                                   6,050   61,104
    CI Financial Corp.                                        5,639  183,156
#   Cineplex, Inc.                                           10,457  394,123
    Clairvest Group, Inc.                                       100    2,167
*   Claude Resources, Inc.                                   31,500    5,173
    Clearwater Seafoods, Inc.                                 2,000   13,868
    Cogeco Cable, Inc.                                        5,406  295,935
    Cogeco, Inc.                                                971   50,887
    Colabor Group, Inc.                                       7,067   22,438
*   COM DEV International, Ltd.                              30,513  101,613
    Computer Modelling Group, Ltd.                            4,907  133,772
*   Connacher Oil and Gas, Ltd.                             159,621   47,331
    Constellation Software, Inc.                                549  121,591
    Contrans Group, Inc. Class A                              7,389   96,942
#*  Copper Mountain Mining Corp.                             36,819   78,270
    Corby Spirit and Wine, Ltd.                               2,450   48,886
#*  Corridor Resources, Inc.                                 12,900   26,246
#   Corus Entertainment, Inc. Class B                        26,100  586,271
    Cott Corp.(2228952)                                      38,160  309,862
    Cott Corp.(22163N106)                                     4,928   40,015
#   Crescent Point Energy Corp.                               8,000  325,460
*   Crew Energy, Inc.                                        66,491  753,449
*   Crocotta Energy, Inc.                                    25,080   86,037
#   Davis + Henderson Corp.                                  16,978  491,658
*   DeeThree Exploration, Ltd.                               19,816  212,253
*   Delphi Energy Corp.                                      70,437  215,286
#*  Denison Mines Corp.                                     118,547  162,238
*   Descartes Systems Group, Inc. (The)                       9,080  123,022

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
CANADA -- (Continued)
    DHX Media, Ltd.                                          11,800 $   53,076
#   DirectCash Payments, Inc.                                 1,200     16,160
    Dollarama, Inc.                                           2,433    202,356
*   Dominion Diamond Corp.(B95LX89)                          18,256    229,356
*   Dominion Diamond Corp.(257287102)                        15,209    191,481
    Dorel Industries, Inc. Class B                           13,011    466,285
#*  DragonWave, Inc.                                          6,969      9,665
*   Dundee Precious Metals, Inc.                             29,945     99,448
*   Dynasty Metals & Mining, Inc.                             1,882      2,318
    E-L Financial Corp., Ltd.                                   111     74,580
    Eldorado Gold Corp.                                     104,110    634,510
#   Emera, Inc.                                               2,100     64,951
    Empire Co., Ltd.                                          6,100    385,852
#   Enbridge Income Fund Holdings, Inc.                       4,401    106,968
    Encana Corp.                                             13,705    317,476
*   Endeavour Mining Corp.                                   66,043     51,820
*   Endeavour Silver Corp.                                   34,121    155,966
    Enerflex, Ltd.                                            2,500     39,779
#*  Energy Fuels, Inc.                                        5,605     43,573
    Enerplus Corp.(292766102)                                39,171    869,988
#   Enerplus Corp.(B584T89)                                  20,675    458,564
    Enghouse Systems, Ltd.                                    2,527     72,048
    Ensign Energy Services, Inc.                             47,503    747,618
#*  Epsilon Energy, Ltd.                                     14,550     53,100
    Equal Energy, Ltd.                                        9,801     44,353
    Equitable Group, Inc.                                     2,250    123,631
*   Equity Financial Holdings, Inc.                             800      6,861
*   Essential Energy Services Trust                          59,621    155,573
    Evertz Technologies, Ltd.                                 2,800     41,640
*   Excellon Resources, Inc.                                  5,300      7,012
#   Exchange Income Corp.                                     1,600     27,108
    Exco Technologies, Ltd.                                   5,657     47,742
#*  EXFO, Inc.                                                7,513     33,930
#   Extendicare, Inc.                                        23,204    142,690
    Fairfax Financial Holdings, Ltd.                          3,937  1,716,612
    Finning International, Inc.                              19,310    521,487
    First Capital Realty, Inc.                                6,035     98,835
*   First Majestic Silver Corp.(32076V103)                   15,396    146,262
*   First Majestic Silver Corp.(2833583)                     12,400    117,659
    First National Financial Corp.                              600     13,034
#   First Quantum Minerals, Ltd.                             93,427  1,860,784
    FirstService Corp.                                        4,219    208,246
#*  Fortress Paper, Ltd. Class A                              2,299      6,607
*   Fortuna Silver Mines, Inc.                               55,988    231,911
#*  Fortune Bay Corp.                                         6,059      1,658
    Gamehost, Inc.                                            1,632     22,290
#*  Gasfrac Energy Services, Inc.                             5,600     10,219
*   Genesis Land Development Corp.                            8,400     31,039
#   Genworth MI Canada, Inc.                                 17,365    609,173
    George Weston, Ltd.                                       3,972    299,264
    Gibson Energy, Inc.                                      11,200    298,994
    Gildan Activewear, Inc.                                   6,523    333,455

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
CANADA -- (Continued)
    Glacier Media, Inc.                                       3,000 $    3,914
    Glentel, Inc.                                               400      4,179
    Gluskin Sheff + Associates, Inc.                          5,579    167,668
*   GLV, Inc. Class A                                         8,028     29,371
    GMP Capital, Inc.                                        20,353    154,312
    Goldcorp, Inc.(380956409)                                23,766    587,496
    Goldcorp, Inc.(2676302)                                  14,911    368,269
#*  Golden Star Resources, Ltd.                              73,980     45,223
*   Gran Tierra Energy, Inc.(38500T101)                       1,100      7,865
*   Gran Tierra Energy, Inc.(B2PPCS5)                       125,255    890,230
*   Great Canadian Gaming Corp.                              14,900    205,953
    Great-West Lifeco, Inc.                                   6,100    171,638
*   Heroux-Devtek, Inc.                                       5,375     56,200
    High Liner Foods, Inc.                                    1,612     65,154
#   HNZ Group, Inc.                                           2,200     45,202
#   Home Capital Group, Inc.                                  5,000    211,259
    Horizon North Logistics, Inc.                            36,855    268,666
    HudBay Minerals, Inc.(443628102)                          3,790     33,200
    HudBay Minerals, Inc.(B05BDX1)                           70,509    601,486
    Husky Energy, Inc.                                       15,439    504,562
    IAMGOLD Corp.(450913108)                                 23,010     80,305
    IAMGOLD Corp.(2446646)                                  157,060    547,392
#   IGM Financial, Inc.                                       1,700     84,670
*   Imax Corp.(45245E109)                                     3,828     98,150
#*  Imax Corp.(2014258)                                       5,400    138,393
*   Imperial Metals Corp.                                     5,424     69,034
    Imperial Oil, Ltd.(453038408)                             3,008    146,790
    Imperial Oil, Ltd.(2454241)                                 776     37,892
*   Imris, Inc.                                               4,300      5,139
    Indigo Books & Music, Inc.                                1,600     14,306
    Industrial Alliance Insurance & Financial Services,
      Inc.                                                   24,398  1,007,262
#   Innergex Renewable Energy, Inc.                          28,613    276,719
    Intact Financial Corp.                                    5,604    367,976
#   Inter Pipeline, Ltd.                                      5,271    143,311
*   International Forest Products, Ltd. Class A              24,885    377,345
    Intertape Polymer Group, Inc.                            14,069    165,072
*   Ithaca Energy, Inc.                                     118,434    311,199
#*  Ivanhoe Energy, Inc.                                     19,212      9,641
#*  Jaguar Mining, Inc.                                      16,500        828
    Jean Coutu Group PJC, Inc. (The) Class A                  4,900     98,756
    Just Energy Group, Inc.(B693818)                          2,300     18,285
#   Just Energy Group, Inc.(B63MCN1)                         12,408     98,603
#   K-Bro Linen, Inc.                                           900     32,845
*   Katanga Mining, Ltd.                                     83,398     35,382
*   Kelt Exploration, Ltd.                                    3,000     37,690
#   Keyera Corp.                                              3,900    259,395
#   Killam Properties, Inc.                                   9,800     93,436
    Kinross Gold Corp.(496902404)                             4,318     17,531
#   Kinross Gold Corp.(B03Z841)                             151,404    614,705
#*  Kirkland Lake Gold, Inc.                                  9,588     27,031
*   Knight Therapeutics, Inc.                                 1,963     10,406
#*  Lake Shore Gold Corp.                                   169,698    136,248

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
CANADA -- (Continued)
    Laurentian Bank of Canada                                11,297 $  485,254
*   Le Chateau, Inc. Class A                                    500      1,245
*   Legacy Oil + Gas, Inc.                                   97,329    757,462
#   Leisureworld Senior Care Corp.                           12,345    137,636
#   Leon's Furniture, Ltd.                                    5,538     76,094
#   Lightstream Resources, Ltd.                              83,605    502,673
    Linamar Corp.                                            16,431    822,562
#   Liquor Stores N.A., Ltd.                                 11,917    129,167
    Loblaw Cos., Ltd.                                        10,961    476,505
#   Long Run Exploration, Ltd.                               41,239    208,441
*   Lucara Diamond Corp.                                     57,464    100,138
*   Lundin Mining Corp.                                       4,118     21,040
    MacDonald Dettwiler & Associates, Ltd.                    2,340    181,470
    Magna International, Inc.                                19,042  1,865,544
    Major Drilling Group International, Inc.                 37,744    296,842
    Manitoba Telecom Services, Inc.                           5,268    145,584
    Manulife Financial Corp.(56501R106)                      44,465    833,719
    Manulife Financial Corp.(2492519)                        40,805    766,176
    Maple Leaf Foods, Inc.                                   35,259    582,583
    Martinrea International, Inc.                            22,401    225,635
#*  Maxim Power Corp.                                         2,200      6,032
    McCoy Corp.                                               2,300     13,220
    Medical Facilities Corp.                                  6,292    109,359
*   MEG Energy Corp.                                         21,895    788,264
#*  MEGA Brands, Inc.                                         3,400     55,030
    Melcor Developments, Ltd.                                 3,353     70,055
*   Mercator Minerals, Ltd.                                  30,547      2,926
#   Methanex Corp.                                           11,900    737,093
#   Metro, Inc.                                               8,669    534,353
#*  Migao Corp.                                               6,589      8,717
*   Mitel Networks Corp.                                     12,678    116,133
#*  Mood Media Corp.                                         19,033     10,419
#   Morneau Shepell, Inc.                                    13,596    198,969
    MTY Food Group, Inc.                                        200      5,529
#   Mullen Group, Ltd.                                       19,567    530,570
    National Bank of Canada                                  10,200    423,337
    Nevsun Resources, Ltd.                                   96,896    350,967
#   New Flyer Industries, Inc.                               15,160    160,722
*   New Gold, Inc.                                          116,688    589,801
    Newalta Corp.                                            22,183    406,805
#*  Niko Resources, Ltd.                                     27,147     51,022
    Norbord, Inc.                                             7,302    178,878
*   Nordion, Inc.(65563C105)                                  5,694     65,937
*   Nordion, Inc.(2559696)                                   12,800    147,964
    North American Energy Partners, Inc.                      5,546     43,567
#*  North American Palladium, Ltd.                           37,050     10,733
    North West Co., Inc. (The)                                9,475    209,547
#   Northland Power, Inc.                                    22,966    358,932
#*  Novagold Resources, Inc.                                 42,029    148,015
*   NuVista Energy, Ltd.                                     50,127    500,332
*   OceanaGold Corp.                                        156,100    395,929
    Onex Corp.                                                6,200    354,108

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
CANADA -- (Continued)
#   Open Text Corp.                                           6,200 $  305,743
*   Orvana Minerals Corp.                                    13,000      7,591
*   Osisko Mining Corp.                                     190,528  1,364,577
    Pacific Rubiales Energy Corp.                            94,674  1,545,293
*   Painted Pony Petroleum, Ltd.                             16,737    172,860
    Pan American Silver Corp.(697900108)                     41,821    542,000
    Pan American Silver Corp.(2669272)                       30,737    398,214
*   Paramount Resources, Ltd. Class A                         3,054    166,179
*   Parex Resources, Inc.                                    42,578    425,761
#   Parkland Fuel Corp.                                      16,302    301,930
    Pason Systems, Inc.                                      12,407    344,573
*   Pembina Pipeline Corp.(B4PPQG5)                           3,496    137,463
#   Pembina Pipeline Corp.(B4PT2P8)                           4,324    169,895
#   Pengrowth Energy Corp.                                  158,350  1,028,650
#   Penn West Petroleum, Ltd.(B63FY34)                       55,555    502,304
    Penn West Petroleum, Ltd.(707887105)                     79,923    724,102
*   Perpetual Energy, Inc.                                   17,275     28,370
#   Peyto Exploration & Development Corp.                     4,810    177,339
#   PHX Energy Services Corp.                                 5,772     79,572
#*  Poseidon Concepts Corp.                                   6,541         16
    Potash Corp. of Saskatchewan, Inc.                       10,712    387,346
    Precision Drilling Corp.                                 83,917  1,091,024
    Premium Brands Holdings Corp.                             4,923     94,997
*   Primero Mining Corp.(74164W106)                           6,304     39,904
*   Primero Mining Corp.(B4Z8FV2)                            32,167    203,382
    Progressive Waste Solutions, Ltd.                        16,623    404,636
    Pulse Seismic, Inc.                                      14,104     47,097
    Pure Technologies, Ltd.                                   5,100     32,897
    QLT, Inc.                                                 3,731     21,582
    Quebecor, Inc. Class B                                   16,000    377,355
#*  Questerre Energy Corp. Class A                           16,560     19,037
    Reitmans Canada, Ltd.                                       700      4,177
    Reitmans Canada, Ltd. Class A                            20,260    122,922
    Richelieu Hardware, Ltd.                                  2,000     89,576
*   Richmont Mines, Inc.                                     10,500     13,508
    Ritchie Bros Auctioneers, Inc.(767744105)                11,313    282,825
#   Ritchie Bros Auctioneers, Inc.(2345390)                   3,200     79,967
*   RMP Energy, Inc.                                         33,092    252,104
*   Rock Energy, Inc.                                        10,029     59,933
    Rocky Mountain Dealerships, Inc.                          5,500     53,141
#   Rogers Sugar, Inc.                                       22,850    102,153
#   RONA, Inc.                                               55,802    562,577
    Royal Bank of Canada(780087102)                           6,471    432,263
#   Royal Bank of Canada(2754383)                            14,000    934,355
#   Russel Metals, Inc.                                      19,062    560,877
#*  San Gold Corp.                                            1,146        173
#*  Sandstorm Gold, Ltd.                                     22,721    125,830
*   Sandvine Corp.                                           26,856     95,560
    Saputo, Inc.                                              5,511    294,694
    Savanna Energy Services Corp.                            38,360    311,136
*   Scorpio Mining Corp.                                     31,700      7,520
    Sears Canada, Inc.                                        5,764     84,405

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
CANADA -- (Continued)
    Secure Energy Services, Inc.                             13,800 $  247,533
    SEMAFO, Inc.                                            113,095    423,055
    Shaw Communications, Inc. Class B(82028K200)              1,000     24,230
#   Shaw Communications, Inc. Class B(2801836)                4,800    116,272
    ShawCor, Ltd.                                            13,467    599,844
    Sherritt International Corp.                            104,009    440,310
*   Sierra Wireless, Inc.(826516106)                          2,633     56,767
#*  Sierra Wireless, Inc.(2418968)                           11,300    243,929
*   Silver Standard Resources, Inc.(82823L106)                7,595     75,266
*   Silver Standard Resources, Inc.(2218458)                 28,273    279,880
    Silver Wheaton Corp.                                      9,100    201,835
    SNC-Lavalin Group, Inc.                                   2,900    131,552
*   Solium Capital, Inc.                                      3,494     21,103
*   Sonde Resources Corp.                                     9,810      4,475
#*  Southern Pacific Resource Corp.                          90,301     26,364
#*  SouthGobi Resources, Ltd.                                14,057      8,978
    Sprott Resource Corp.                                     7,585     17,508
#   Sprott, Inc.                                             35,946    106,585
#   Spyglass Resources Corp.                                 49,869     82,352
*   St Andrew Goldfields, Ltd.                               48,000     14,233
    Stantec, Inc.                                             6,512    385,949
    Stella-Jones, Inc.                                        6,100    166,741
    Strad Energy Services, Ltd.                               4,059     16,628
#   Student Transportation, Inc.                             11,777     72,743
    Sun Life Financial, Inc.(866796105)                       2,998    101,452
#   Sun Life Financial, Inc.(2566124)                        24,578    831,936
    Suncor Energy, Inc.(867224107)                           58,349  2,252,271
    Suncor Energy, Inc.(B3NB1P2)                             44,972  1,734,790
*   SunOpta, Inc.(8676EP108)                                  8,718    101,739
*   SunOpta, Inc.(2817510)                                   14,332    166,458
#   Superior Plus Corp.                                      27,593    332,561
#   Surge Energy, Inc.                                       58,099    367,343
#*  TAG Oil, Ltd.                                            23,355     67,974
    Talisman Energy, Inc.(87425E103)                          9,212     95,160
    Talisman Energy, Inc.(2068299)                          143,579  1,484,193
*   Taseko Mines, Ltd.                                       74,175    160,389
    Teck Resources, Ltd. Class B(878742204)                   9,096    207,116
    Teck Resources, Ltd. Class B(2879327)                    17,000    387,446
#   TELUS Corp.                                              10,600    373,498
#*  Tembec, Inc.                                             20,232     44,671
#*  Teranga Gold Corp.(B5TDK82)                              40,596     26,668
#*  Teranga Gold Corp.(B4L8QT1)                              11,133      7,695
*   Theratechnologies, Inc.                                   2,900      1,508
*   Thompson Creek Metals Co., Inc.(884768102)                9,468     25,374
#*  Thompson Creek Metals Co., Inc.(2439806)                 60,900    163,356
#   Thomson Reuters Corp.                                    10,416    376,993
    Tim Hortons, Inc.(88706M103)                              2,204    120,978
    Tim Hortons, Inc.(B4R2V25)                                3,300    181,010
*   Timmins Gold Corp.                                       46,531     65,378
    TMX Group, Ltd.                                           4,643    244,594
    TORC Oil & Gas, Ltd.                                     26,977    329,319
    Toromont Industries, Ltd.                                16,084    397,826

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
CANADA -- (Continued)
    Toronto-Dominion Bank (The)(891160509)                   2,598 $    124,938
    Toronto-Dominion Bank (The)(2897222)                    42,258    2,032,995
    Torstar Corp. Class B                                   30,474      181,557
    Total Energy Services, Inc.                             10,884      214,492
*   Tourmaline Oil Corp.                                     6,205      321,276
    TransAlta Corp.(89346D107)                              22,317      272,714
#   TransAlta Corp.(2901628)                                21,557      263,353
    TransCanada Corp.                                       12,267      571,688
    Transcontinental, Inc. Class A                          29,500      429,830
    TransForce, Inc.                                        19,881      434,061
*   TransGlobe Energy Corp.                                 35,703      278,184
    Trican Well Service, Ltd.                               66,545      953,201
#   Trilogy Energy Corp.                                     3,243       88,764
    Trinidad Drilling, Ltd.                                 66,169      740,141
*   Turquoise Hill Resources, Ltd.(900435108)               17,904       69,826
*   Turquoise Hill Resources, Ltd.(B7WJ1F5)                 75,598      293,826
*   TVA Group, Inc. Class B                                    653        5,213
#   Twin Butte Energy, Ltd.                                115,616      248,943
    Uni-Select, Inc.                                         2,800       76,715
    Valener, Inc.                                            5,089       72,478
#   Veresen, Inc.                                           18,800      278,042
*   Vermilion Energy, Inc.(923725105)                        1,400       93,464
#   Vermilion Energy, Inc.(B607XS1)                            900       59,885
#   Wajax Corp.                                              7,009      226,695
    WaterFurnace Renewable Energy, Inc.                        913       19,117
*   Wesdome Gold Mines, Ltd.                                14,500       10,980
    West Fraser Timber Co., Ltd.                            12,562      561,597
    Western Energy Services Corp.                           19,695      202,332
    Western Forest Products, Inc.                           70,743      141,350
    WesternOne, Inc.                                         1,600       10,948
    Westjet Airlines, Ltd.                                     700       15,941
    Westshore Terminals Investment Corp.                     9,428      306,396
    Whistler Blackcomb Holdings, Inc.                        8,400      125,688
#   Whitecap Resources, Inc.                                48,547      640,472
    Wi-Lan, Inc.                                            35,216      108,278
    Winpak, Ltd.                                             3,603       90,794
    WSP Global, Inc.                                        13,243      453,214
*   Xtreme Drilling and Coil Services Corp.                 17,787       81,304
    Yamana Gold, Inc.(2219279)                              98,105      734,859
    Yamana Gold, Inc.(98462Y100)                             6,868       51,373
*   Yellow Media, Ltd.                                         800       16,795
#   Zargon Oil & Gas, Ltd.                                  10,757       94,806
                                                                   ------------
TOTAL CANADA                                                        116,086,834
                                                                   ------------
CHINA -- (0.0%)
*   Hanfeng Evergreen, Inc.                                  5,700        3,588
*   Superb Summit International Group, Ltd.              1,053,000      140,047
                                                                   ------------
TOTAL CHINA                                                             143,635
                                                                   ------------
DENMARK -- (1.5%)
    ALK-Abello A.S.                                          2,748      381,294
*   Alm Brand A.S.                                          40,716      197,763

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
DENMARK -- (Continued)
#   Ambu A.S. Class B                                         2,040 $  136,408
    AP Moeller - Maersk A.S. Class A                            140    318,061
    AP Moeller - Maersk A.S. Class B                            325    775,859
*   Auriga Industries A.S. Class B                            5,968    221,027
*   Bang & Olufsen A.S.                                      17,643    182,229
*   Bavarian Nordic A.S.                                     11,500    244,121
    Carlsberg A.S. Class B                                    4,198    419,936
    Chr Hansen Holding A.S.                                  10,567    476,411
    Coloplast A.S. Class B                                    3,661    307,498
    D/S Norden A.S.                                          12,539    501,527
    Danske Bank A.S.                                         32,955    932,403
    Dfds A.S.                                                 1,993    157,594
    DSV A.S.                                                 31,347  1,046,964
    East Asiatic Co., Ltd. A.S.                               3,691     49,070
#   FLSmidth & Co. A.S.                                      12,002    642,558
*   Genmab A.S.                                               6,263    233,319
    GN Store Nord A.S.                                       39,518    954,703
    H Lundbeck A.S.                                           9,527    277,664
*   H+H International A.S. Class B                            1,940     16,841
    Harboes Bryggeri A.S. Class B                               511      8,885
    IC Companys A.S.                                          2,785     83,151
    Jeudan A.S.                                                 667     75,195
*   Jyske Bank A.S.                                          30,655  1,685,408
    NKT Holding A.S.                                         10,884    686,683
    Nordjyske Bank A.S.                                         140      3,025
    Norresundby Bank A.S.                                       195      9,621
    Novo Nordisk A.S. Class B                                31,576  1,433,108
    Novozymes A.S. Class B                                    7,154    342,999
    Pandora A.S.                                             12,272    827,262
*   Parken Sport & Entertainment A.S.                           848     11,270
    PER Aarsleff A.S. Class B                                   608    110,231
    Ringkjoebing Landbobank A.S.                              1,459    333,832
    Rockwool International A.S. Class B                       2,073    399,868
*   Royal UNIBREW                                             3,788    589,646
    Schouw & Co.                                              6,091    340,000
    SimCorp A.S.                                              8,217    315,481
    Solar A.S. Class B                                        2,269    156,937
    Spar Nord Bank A.S.                                      35,518    399,864
*   Sydbank A.S.                                             32,488    866,516
    TDC A.S.                                                 61,815    580,497
    Tivoli A.S.                                                   1        565
*   TK Development A.S.                                      10,510     18,100
*   Topdanmark A.S.                                          30,020    878,376
#*  TopoTarget A.S.                                          61,560     41,172
#*  Torm A.S.                                               166,552     42,196
    Tryg A.S.                                                 2,508    238,194
    United International Enterprises                            798    159,536
*   Vestas Wind Systems A.S.                                 37,011  1,643,698
*   Vestjysk Bank A.S.                                        1,419      2,375
*   William Demant Holding A.S.                               2,926    262,205

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
DENMARK -- (Continued)
#*  Zealand Pharma A.S.                                         157 $     1,941
                                                                    -----------
TOTAL DENMARK                                                        21,021,087
                                                                    -----------
FINLAND -- (1.9%)
    Afarak Group Oyj                                         27,643      14,534
    Ahlstrom Oyj                                              6,489      69,149
    Aktia Bank Oyj                                            2,082      26,074
    Alma Media Oyj                                            6,053      22,183
    Amer Sports Oyj                                          43,980     909,316
    Apetit Oyj                                                  276       7,393
    Aspo Oyj                                                  2,729      22,623
    Atria P.L.C.                                              3,573      35,278
    Bank of Aland P.L.C. Class B                                  5          61
    BasWare Oyj                                                 270      12,794
#   Cargotec Oyj                                             14,768     660,169
    Caverion Corp.                                           17,245     191,590
    Citycon Oyj                                              49,162     184,465
    Cramo Oyj                                                 5,196     116,099
    Elektrobit Oyj                                           47,687     174,269
    Elisa Oyj                                                32,731     978,172
    F-Secure Oyj                                             14,826      50,040
*   Finnair Oyj                                              30,953     129,151
*   Finnlines Oyj                                               894       9,693
    Fiskars Oyj Abp                                           5,171     140,306
#   Fortum Oyj                                              101,620   2,295,807
    HKScan Oyj Class A                                        7,992      42,401
    Huhtamaki Oyj                                            29,458     774,574
    Ilkka-Yhtyma Oyj                                          3,592      12,462
    Kemira Oyj                                               39,860     609,294
    Kesko Oyj Class A                                           817      32,635
    Kesko Oyj Class B                                        30,508   1,248,773
#   Kone Oyj Class B                                         13,756     589,657
    Konecranes Oyj                                            8,811     284,387
    Lassila & Tikanoja Oyj                                    9,355     182,161
*   Lemminkainen Oyj                                          2,049      39,700
    Metsa Board Oyj                                          83,757     392,075
#   Metso Oyj                                                21,081     848,505
    Munksjo Oyj                                               3,591      29,044
#   Neste Oil Oyj                                            54,705   1,125,048
#*  Nokia Oyj                                               438,160   3,280,754
#   Nokian Renkaat Oyj                                       13,250     527,269
    Okmetic Oyj                                               2,360      15,106
    Olvi Oyj Class A                                          2,656      89,564
*   Oriola-KD Oyj Class B                                    40,778     135,191
    Orion Oyj Class A                                         3,872     118,742
    Orion Oyj Class B                                        20,499     625,684
#*  Outokumpu Oyj                                         1,501,905     459,532
#   Outotec Oyj                                              15,432     172,953
    PKC Group Oyj                                             7,437     246,700
    Ponsse Oy                                                   608       9,313
*   Poyry Oyj                                                 6,843      37,847
    Raisio P.L.C. Class V                                    42,361     277,072

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
FINLAND -- (Continued)
#   Ramirent Oyj                                             26,412 $   296,053
*   Rautaruukki Oyj                                          41,660     519,006
    Saga Furs Oyj                                               284      11,207
    Sampo Class A                                            17,165     853,093
    Sanoma Oyj                                               32,889     221,463
    Sievi Capital P.L.C.                                      9,299      18,560
    Stockmann Oyj Abp(5462371)                                2,666      38,132
#   Stockmann Oyj Abp(5462393)                                9,801     139,194
    Stora Enso Oyj Class R                                  184,454   1,883,572
*   Talvivaara Mining Co. P.L.C.                            190,260      22,326
    Technopolis Oyj                                          11,219      68,295
    Tieto Oyj                                                30,114     824,077
    Tikkurila Oyj                                             6,711     166,555
    UPM-Kymmene Oyj                                         170,168   2,980,288
    Uponor Oyj                                               11,072     219,327
    Vacon P.L.C.                                              4,856     201,478
    Vaisala Oyj Class A                                       1,578      51,354
    Valmet Corp.                                              8,626     100,789
    Wartsila Oyj Abp                                          7,861     438,840
#   YIT Oyj                                                  29,594     304,404
                                                                    -----------
TOTAL FINLAND                                                        27,613,622
                                                                    -----------
FRANCE -- (6.6%)
#   Accor SA                                                  5,760     282,007
    Actia Group                                               1,492      11,375
    Aeroports de Paris                                        1,173     145,869
#*  Air France-KLM                                           45,894     660,232
    Akka Technologies SA                                      1,139      41,270
    Albioma                                                   7,686     214,620
*   Alcatel-Lucent                                          763,771   3,028,903
    Alcatel-Lucent Sponsored ADR                             32,900     128,310
    Alstom SA                                                 8,571     354,188
    Altamir                                                   2,833      42,925
    Alten SA                                                  8,403     429,324
    Altran Technologies SA                                   39,678     432,581
    April                                                     6,744     161,206
#*  Archos                                                    3,060      14,022
    Arkema SA                                                 7,800     871,199
    Assystem                                                  3,682     118,685
    AtoS                                                     10,337     893,034
    Aubay                                                       672      10,905
*   Audika Groupe                                             1,518      27,846
    AXA SA                                                   76,463   1,995,379
    AXA SA Sponsored ADR                                     14,588     366,159
    Axway Software SA                                         1,450      49,996
#*  Beneteau SA                                               8,579     148,617
*   Bigben Interactive                                        1,386      14,384
    BioMerieux                                                2,454     268,063
    BNP Paribas SA                                           41,203   3,096,177
    Boiron SA                                                 1,869     157,657
*   Bollore SA(BDGTH22)                                           5       3,087
    Bollore SA(4572709)                                         610     388,790

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
FRANCE -- (Continued)
    Bonduelle SCA                                             5,432 $  157,543
    Bongrain SA                                               1,522    133,079
    Bourbon SA                                               23,435    773,324
*   Boursorama                                                7,609    127,460
#   Bouygues SA                                              42,666  1,921,715
#*  Bull                                                     26,345    139,817
    Bureau Veritas SA                                         5,985    183,408
    Burelle SA                                                   29     31,221
    Cap Gemini SA                                            13,755    971,841
#   Carrefour SA                                             36,982  1,441,597
    Casino Guichard Perrachon SA                             17,533  2,234,110
*   Cegedim SA                                                  820     30,091
    Cegid Group                                               3,249    136,114
*   CGG SA                                                   18,610    321,986
*   CGG SA Sponsored ADR                                     16,300    280,360
#*  Chargeurs SA                                              3,615     28,272
    Christian Dior SA                                           799    164,399
    Cie de St-Gobain                                         42,228  2,587,117
*   Cie des Alpes                                               804     18,051
    Cie Generale des Etablissements Michelin                 14,641  1,795,437
    Ciments Francais SA                                       2,319    249,386
*   Club Mediterranee SA                                      7,116    185,530
    CNP Assurances                                           27,829    642,002
*   Credit Agricole SA                                      153,510  2,422,149
    Dassault Systemes                                         1,344    165,390
    Derichebourg SA                                          41,333    161,138
    Devoteam SA                                                 983     25,061
    Edenred                                                   7,935    268,194
    Eiffage SA                                                8,750    661,430
    Electricite de France SA                                  8,529    327,521
    Electricite de Strasbourg                                    88     13,873
#   Eramet                                                    1,447    188,745
    Essilor International SA                                  5,185    555,248
    Esso SA Francaise                                           803     44,002
    Etablissements Maurel et Prom                            17,161    306,192
    Euler Hermes SA                                           3,745    451,849
*   Euro Disney SCA                                           2,997     17,441
    Eurofins Scientific SE                                    1,762    489,301
    Eutelsat Communications SA                               12,772    439,338
    Faiveley Transport SA                                     2,273    187,234
*   Faurecia                                                 16,287    733,121
    Fimalac                                                   1,034     88,088
*   GameLoft SE                                               9,353     92,938
#   GDF Suez                                                 67,358  1,697,652
    GL Events                                                 2,844     71,635
    Groupe Crit                                               1,020     68,039
    Groupe Eurotunnel SA                                     97,858  1,313,725
    Groupe Flo                                                2,320     10,507
*   Groupe Fnac                                                 972     46,488
    Groupe Gorge                                                483     14,657
    Groupe Steria SCA                                        13,594    382,892
    Guerbet                                                   1,425     67,629

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
FRANCE -- (Continued)
*   Haulotte Group SA                                         6,728 $  128,504
    Havas SA                                                 67,887    540,327
#*  Hi-Media SA                                              19,607     56,895
    Iliad SA                                                  1,027    276,867
    Imerys SA                                                 3,441    302,179
#   Ingenico                                                  7,079    617,723
    Interparfums SA                                           2,528    115,586
    Ipsen SA                                                  3,857    171,251
    IPSOS                                                     9,922    385,376
    Jacquet Metal Service                                     6,357    136,283
    JCDecaux SA                                               6,656    273,229
    Kering                                                    2,938    649,801
    Korian-Medica                                            15,828    594,117
    L.D.C. SA                                                   210     38,748
    Lafarge SA                                               30,333  2,775,434
    Lagardere SCA                                            45,165  1,892,889
    Laurent-Perrier                                             548     54,847
*   Le Noble Age                                                438     10,343
    Lectra                                                    4,783     50,403
    Legrand SA                                                8,812    569,397
    Linedata Services                                           385     11,767
    LISI                                                      1,020    165,436
    LVMH Moet Hennessy Louis Vuitton SA                       4,566    899,476
    Maisons France Confort                                      139      6,790
    Manitou BF SA                                             3,827     72,401
    Manutan International                                       234     17,820
    Mersen                                                    5,147    164,809
#*  METabolic EXplorer SA                                    10,722     40,093
    Metropole Television SA                                  10,537    225,826
    MGI Coutier                                                 441     85,352
    Montupet                                                  2,611    216,120
    Natixis                                                 139,423    989,716
#   Naturex                                                   2,230    195,733
#   Neopost SA                                                8,307    682,113
    Nexans SA                                                13,317    749,769
    Nexity SA                                                11,789    528,826
    Norbert Dentressangle SA                                    948    162,521
*   NRJ Group                                                 3,854     47,630
    Orange SA                                               153,868  2,492,857
    Orange SA Sponsored ADR                                   3,032     48,815
#*  Orco Property Group                                       8,374      7,227
    Orpea                                                     8,514    619,350
    Paris Orleans SA                                            507     12,606
*   Parrot SA                                                 1,776     54,319
    Pernod Ricard SA                                          2,185    262,218
#*  Peugeot SA                                               92,166  1,630,688
*   Pierre & Vacances SA                                      1,493     62,949
    Plastic Omnium SA                                        10,503    357,368
    PSB Industries SA                                           755     44,520
    Publicis Groupe SA                                        9,468    809,981
    Rallye SA                                                12,283    624,753
#*  Recylex SA                                                7,033     26,454

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
FRANCE -- (Continued)
    Remy Cointreau SA                                           864 $   75,946
    Renault SA                                               30,047  2,937,691
    Rexel SA                                                 34,659    875,032
    Robertet SA                                                 246     56,679
    Rubis SCA                                                 3,855    274,490
    Safran SA                                                 9,241    621,939
    Saft Groupe SA                                            9,761    347,136
    Samse SA                                                     40      5,144
    Sanofi                                                   23,775  2,565,794
    Sanofi ADR                                                  880     47,344
    Sartorius Stedim Biotech                                  1,037    197,114
    Schneider Electric SA(B11BPS1)                            1,883    176,832
    Schneider Electric SA(4834108)                            6,880    645,832
    SCOR SE                                                  46,947  1,717,920
    SEB SA                                                    4,422    407,890
    Seche Environnement SA                                      944     41,626
#*  Sequana SA                                                8,060     59,480
#   SES SA                                                   11,712    441,263
    Societe BIC SA                                            1,862    247,037
    Societe d'Edition de Canal +                             12,014    105,723
    Societe des Bains de Mer et du Cercle des Etrangers a
      Monaco                                                    408     22,872
    Societe Generale SA                                      51,102  3,182,488
    Societe Internationale de Plantations d'Heveas SA           378     24,409
    Societe Marseillaise du Tunnel Prado-Carenage SA            200      8,155
#   Societe Television Francaise 1                           37,938    646,008
    Sodexo                                                    3,155    340,156
#*  SOITEC                                                   70,208    212,087
#*  Solocal Group                                            27,928     63,764
    Somfy SA                                                    303    105,240
    Sopra Group SA                                            1,433    164,966
*   Ste Industrielle d'Aviation Latecoere SA                  3,238     59,827
    Stef SA                                                   1,194     94,428
    STMicroelectronics NV(5962332)                          106,648  1,017,016
#   STMicroelectronics NV(861012102)                         14,700    139,503
*   Store Electronic                                          1,158     25,720
    Suez Environnement Co.                                   10,221    200,838
    Sword Group                                               2,537     66,620
    Synergie SA                                               4,953    143,362
*   Technicolor SA                                           53,535    400,263
    Technip SA                                                3,079    346,568
    Teleperformance                                          17,355    995,350
    Thales SA                                                 4,494    286,157
#*  Theolia SA                                               18,387     31,094
    Thermador Groupe                                            269     29,698
    Total Gabon                                                 101     61,538
    Total SA                                                 63,258  4,525,740
    Total SA Sponsored ADR                                   16,698  1,189,566
    Touax SA                                                    388     10,711
#*  Transgene SA                                              1,865     24,111
*   Trigano SA                                                4,151    115,006
*   UBISOFT Entertainment                                    44,978    839,366
    Union Financiere de France BQE SA                           730     21,040

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
FRANCE -- (Continued)
    Valeo SA                                                  6,816 $   936,036
    Vallourec SA                                             30,277   1,789,234
*   Valneva SE                                                  568       4,803
#   Veolia Environnement SA                                  13,851     258,403
    Vetoquinol SA                                               151       8,238
    Vicat                                                     4,734     410,835
    VIEL & Cie SA                                            10,410      34,325
#   Vilmorin & Cie SA                                         1,037     136,890
    Vinci SA                                                 10,070     760,349
    Virbac SA                                                   659     157,993
    Vivendi SA                                               49,542   1,331,044
*   VM Materiaux SA                                              25       1,244
    Vranken-Pommery Monopole SA                                 394      13,904
    Zodiac Aerospace                                         12,850     427,232
                                                                    -----------
TOTAL FRANCE                                                         95,690,758
                                                                    -----------
GERMANY -- (5.7%)
*   Aareal Bank AG                                           21,677     985,321
    Adidas AG                                                 6,474     692,082
    Adler Modemaerkte AG                                      2,374      38,763
*   ADVA Optical Networking SE                               13,638      61,185
#*  Air Berlin P.L.C.                                         2,352       5,664
*   Aixtron SE                                               10,539     167,799
    Allgeier SE                                               1,474      35,298
#   Allianz SE                                               20,504   3,568,308
    Allianz SE ADR                                           11,988     209,191
    Amadeus Fire AG                                             721      62,720
*   AS Creation Tapeten                                          50       2,271
    Aurubis AG                                               12,939     691,259
    Axel Springer SE                                          7,705     470,482
#   BASF SE                                                  16,909   1,961,541
    Bauer AG                                                  3,785      98,332
    Bayer AG                                                     31       4,310
    Bayerische Motoren Werke AG                              19,013   2,390,028
    BayWa AG                                                  4,966     281,702
    Bechtle AG                                                5,830     518,796
    Beiersdorf AG                                             3,397     341,006
    Bertrandt AG                                                896     135,730
    Bijou Brigitte AG                                         1,198     116,633
    Bilfinger SE                                              9,638   1,149,094
#   Biotest AG                                                  851     104,995
    Borussia Dortmund GmbH & Co. KGaA                        24,952     130,128
    Brenntag AG                                               4,149     751,593
#   CANCOM SE                                                 3,678     162,178
    Carl Zeiss Meditec AG                                     2,279      69,388
    CAT Oil AG                                                6,392     134,109
    Celesio AG                                               38,400   1,334,567
    CENIT AG                                                  1,384      22,846
    CENTROTEC Sustainable AG                                  3,786      96,907
    Cewe Stiftung & Co. KGAA                                  2,595     204,462
    Comdirect Bank AG                                        15,116     174,254
*   Commerzbank AG                                          141,238   2,518,434

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
GERMANY -- (Continued)
    CompuGroup Medical AG                                    4,165 $  111,093
*   Constantin Medien AG                                    11,950     24,689
#   Continental AG                                           2,736    643,793
    CropEnergies AG                                         11,125     72,978
    CTS Eventim AG                                           4,225    269,124
    DAB Bank AG                                              5,739     31,074
    Daimler AG                                              38,229  3,559,086
#   Delticom AG                                              1,376     65,521
    Deutsche Bank AG(5750355)                                1,126     49,595
    Deutsche Bank AG(D18190898)                             46,645  2,053,779
    Deutsche Boerse AG                                       4,569    335,058
#   Deutsche Lufthansa AG                                   55,752  1,400,090
    Deutsche Post AG                                        28,268  1,066,635
    Deutsche Telekom AG                                     84,088  1,412,767
    Deutsche Telekom AG Sponsored ADR                       26,160    438,180
*   Deutsche Wohnen AG(BFLR888)                             12,266    256,950
#   Deutsche Wohnen AG(B0YZ0Z5)                             14,990    321,796
*   Deutz AG                                                36,314    303,657
*   Dialog Semiconductor P.L.C.                             18,013    456,312
    DMG MORI SEIKI AG                                       26,039    820,526
    Dr Hoenle AG                                             1,129     22,039
    Draegerwerk AG & Co. KGaA                                  824     84,622
    Drillisch AG                                             8,176    305,277
#   Duerr AG                                                 4,874    385,659
#   E.ON SE                                                 86,250  1,652,105
    Eckert & Ziegler AG                                      2,499     86,840
    Elmos Semiconductor AG                                   4,954     99,800
    ElringKlinger AG                                         6,064    244,822
#   Euromicron AG                                            3,318     60,825
#*  Evotec AG                                               29,906    149,552
    Fielmann AG                                              1,348    182,366
#*  Francotyp-Postalia Holding AG Class A                    1,685     11,219
    Fraport AG Frankfurt Airport Services Worldwide          8,141    602,085
    Freenet AG                                              28,731    995,044
    Fresenius Medical Care AG & Co. KGaA                     9,796    674,920
    Fresenius Medical Care AG & Co. KGaA ADR                 2,000     68,700
    Fresenius SE & Co. KGaA                                 12,324  1,875,129
#   Fuchs Petrolub SE                                          497     45,821
*   GAGFAH SA                                                4,662     73,735
    GEA Group AG                                            14,891    666,943
#   Gerresheimer AG                                          7,877    534,744
#   Gerry Weber International AG                             3,862    203,974
    Gesco AG                                                   909     94,605
    GFK SE                                                   3,505    180,905
    GFT Technologies AG                                      7,299     87,170
    Grammer AG                                               6,524    360,545
    Grenkeleasing AG                                         1,404    147,101
*   H&R AG                                                   3,046     30,229
    Hamburger Hafen und Logistik AG                          7,882    191,151
#   Hannover Rueck SE                                       18,296  1,704,856
*   Hansa Group AG                                           3,842      7,094
#   HeidelbergCement AG                                     21,577  1,874,784

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
GERMANY -- (Continued)
#*  Heidelberger Druckmaschinen AG                          113,461 $  359,867
    Henkel AG & Co. KGaA                                      1,781    183,119
    Highlight Communications AG                               7,046     36,678
#   Hochtief AG                                               6,517    607,616
    Homag Group AG                                            1,297     37,896
    Hugo Boss AG                                              1,832    254,516
    Indus Holding AG                                          9,443    443,180
    Infineon Technologies AG ADR                             51,964    603,822
    Isra Vision AG                                            1,401    104,023
    Jenoptik AG                                              19,839    331,156
*   Joyou AG                                                  2,072     35,722
#   K+S AG                                                   31,775  1,113,399
*   Kloeckner & Co. SE                                       50,859    770,825
    Koenig & Bauer AG                                         2,079     34,673
    Kontron AG                                               23,063    161,015
    Krones AG                                                 4,864    465,660
    KSB AG                                                       37     24,772
#   KUKA AG                                                   8,561    438,911
    KWS Saat AG                                                 469    167,627
    Lanxess AG                                               16,189  1,232,815
    Leifheit AG                                                 470     25,312
#   Leoni AG                                                 12,675    944,788
    Linde AG                                                  6,174  1,282,246
    LPKF Laser & Electronics AG                               6,156    138,457
    MAN SE                                                    1,448    185,678
*   Manz AG                                                     828     74,376
*   Medigene AG                                               1,746     11,669
    Merck KGaA                                                2,471    417,707
*   Metro AG                                                 20,403    817,421
    MLP AG                                                   16,577    112,754
*   Morphosys AG                                              1,874    160,741
    MTU Aero Engines AG                                      12,009  1,132,286
    Muehlbauer Holding AG & Co. KGaA                            110      2,891
#   Muenchener Rueckversicherungs AG                          8,536  1,973,173
    MVV Energie AG                                              479     15,301
    Nemetschek AG                                               881     76,698
*   Nordex SE                                                24,602    393,895
    Norma Group SE                                            8,234    432,123
    OHB AG                                                    1,084     30,595
*   Osram Licht AG                                           14,483    760,369
*   Patrizia Immobilien AG                                   15,057    178,052
    Pfeiffer Vacuum Technology AG                             1,650    196,268
#   PNE Wind AG                                              20,016     77,034
    Progress-Werk Oberkirch AG                                  195     15,450
#   Puma SE                                                     452    133,531
*   QIAGEN NV(2437907)                                       12,879    282,050
*   QIAGEN NV(5732825)                                       30,939    679,225
    QSC AG                                                   43,767    225,223
    R Stahl AG                                                  522     30,990
#   Rational AG                                                 526    168,001
#   Rheinmetall AG                                           18,021  1,200,552
    Rhoen Klinikum AG                                        32,851  1,060,734

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
GERMANY -- (Continued)
    RIB Software AG                                           1,424 $    22,234
    RWE AG                                                   85,573   3,265,558
    SAF-Holland SA                                           21,566     322,676
    Salzgitter AG                                            16,130     685,135
    Schaltbau Holding AG                                        632      44,926
#   SGL Carbon SE                                             5,961     198,510
    SHW AG                                                      741      44,471
    Siemens AG                                                5,700     751,945
*   Singulus Technologies AG                                 16,452      53,772
    Sixt SE                                                   5,322     215,195
    SKW Stahl-Metallurgie Holding AG                          1,512      22,676
*   Sky Deutschland AG                                       33,638     288,683
#   SMA Solar Technology AG                                   4,697     196,679
#   SMT Scharf AG                                               508      12,524
    Software AG                                              19,123     720,288
#*  Solarworld AG                                               106       4,698
    Stada Arzneimittel AG                                    17,913     781,107
*   Stroeer Media AG                                          8,990     154,900
    Suedzucker AG                                            15,415     329,404
    Surteco SE                                                  393      15,481
*   Suss Microtec AG                                          9,883      96,041
    Symrise AG                                                5,966     301,382
#   Syzygy AG                                                 1,491      12,259
    TAG Immobilien AG                                        26,881     341,764
#   Takkt AG                                                  6,570     133,268
*   Talanx AG                                                 3,191     122,106
    Technotrans AG                                            1,769      19,911
    Telefonica Deutschland Holding AG                        50,645     421,338
    Telegate AG                                                 473       3,682
*   ThyssenKrupp AG                                          31,161     889,403
    Tipp24 SE                                                 1,505     108,587
#*  Tom Tailor Holding AG                                     6,569     127,776
    Tomorrow Focus AG                                         6,821      39,340
#   TUI AG                                                   62,308   1,037,501
    United Internet AG                                        7,233     310,723
    Volkswagen AG                                             1,501     402,491
    Vossloh AG                                                1,593     157,450
    VTG AG                                                    3,591      79,383
#   Wacker Chemie AG                                          3,245     381,451
    Wacker Neuson SE                                          8,764     166,605
#   Washtec AG                                                5,153      88,394
    Wincor Nixdorf AG                                         6,360     416,632
    Wirecard AG                                               2,073      87,329
    XING AG                                                     293      37,540
                                                                    -----------
TOTAL GERMANY                                                        81,644,840
                                                                    -----------
GREECE -- (0.0%)
*   Bank of Cyprus PCL                                      171,745           1
                                                                    -----------
HONG KONG -- (2.5%)
#   AAC Technologies Holdings, Inc.                          36,500     204,376
    Aeon Stores Hong Kong Co., Ltd.                           5,501       7,016

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
HONG KONG -- (Continued)
    AIA Group, Ltd.                                          219,200 $1,066,100
    Alco Holdings, Ltd.                                       68,000     11,862
    Allied Group, Ltd.                                         6,000     26,063
    Allied Properties HK, Ltd.                               500,540     87,987
*   Anxian Yuan China Holdings, Ltd.                         580,000     11,149
*   Apac Resources, Ltd.                                     600,000     13,000
    APT Satellite Holdings, Ltd.                             114,000    143,097
    Asia Financial Holdings, Ltd.                             98,000     39,587
    Asia Satellite Telecommunications Holdings, Ltd.          27,000    107,858
    Asia Standard International Group, Ltd.                   74,000     18,641
#   ASM Pacific Technology, Ltd.                               9,600    106,676
    Associated International Hotels, Ltd.                     10,000     27,779
    Bank of East Asia, Ltd.                                   68,058    281,139
    BOC Hong Kong Holdings, Ltd.                             100,500    297,482
    Bonjour Holdings, Ltd.                                   442,000     76,017
    Bossini International Hldg                               160,000     13,437
*   Brightoil Petroleum Holdings, Ltd.                       117,000     36,340
*   Brockman Mining, Ltd.                                    873,840     44,471
*   Burwill Holdings, Ltd.                                   194,000      7,414
    Cafe de Coral Holdings, Ltd.                              40,000    126,047
    Cathay Pacific Airways, Ltd.                             121,000    228,989
    Chen Hsong Holdings                                       48,000     14,376
    Cheuk Nang Holdings, Ltd.                                 20,212     18,615
    Cheung Kong Holdings, Ltd.                                54,000    920,780
    Cheung Kong Infrastructure Holdings, Ltd.                 30,000    195,858
*   Cheung Wo International Holdings, Ltd.                   348,000     27,895
    Chevalier International Holdings, Ltd.                    20,000     32,530
*   China Billion Resources, Ltd.                            198,000         --
*   China Daye Non-Ferrous Metals Mining, Ltd.               582,000      9,254
    China Electronics Corp. Holdings Co., Ltd.               150,000     30,083
*   China Energy Development Holdings, Ltd.                1,246,000     16,853
*   China Flavors & Fragrances Co., Ltd.                      18,102      2,940
*   China Infrastructure Investment, Ltd.                    532,000      7,596
    China Metal International Holdings, Inc.                 162,000     54,857
*   China Nuclear Industry 23 International Corp., Ltd.       48,000      8,136
*   China Renji Medical Group, Ltd.                        7,286,000     31,133
*   China Solar Energy Holdings, Ltd.                         64,000        557
    China Star Entertainment, Ltd.                         1,200,000     19,810
    Chong Hing Bank, Ltd.                                     18,958     66,267
#   Chow Sang Sang Holdings International, Ltd.              104,000    256,008
#   Chow Tai Fook Jewellery Group, Ltd.                       69,600     98,278
    Chu Kong Shipping Enterprise Group Co., Ltd.             298,000     69,337
    Chuang's Consortium International, Ltd.                  266,925     32,379
#   CITIC Telecom International Holdings, Ltd.               441,000    153,970
    CK Life Sciences International Holdings, Inc.            966,000     97,332
    CNT Group, Ltd.                                          406,000     19,647
*   CP Lotus Corp.                                           260,000      6,398
    Cross-Harbour Holdings, Ltd. (The)                         7,000      5,831
    CSI Properties, Ltd.                                   1,321,515     46,138
*   Cw Group Holdings, Ltd.                                  174,000     42,671
#   Dah Sing Banking Group, Ltd.                             214,995    321,355
    Dah Sing Financial Holdings, Ltd.                         77,066    341,549

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                          ---------- ----------
HONG KONG -- (Continued)
    Dan Form Holdings Co., Ltd.                              191,000 $   17,288
    Dickson Concepts International, Ltd.                      34,500     20,810
    Dorsett Hospitality International, Ltd.                  385,000     68,622
    Emperor Capital Group, Ltd.                              342,000     17,439
    Emperor Entertainment Hotel, Ltd.                        310,000    135,080
    Emperor International Holdings                           497,750    111,203
    Emperor Watch & Jewellery, Ltd.                        2,080,000    153,286
*   EPI Holdings, Ltd.                                     2,650,000     66,140
    Esprit Holdings, Ltd.                                    674,599  1,126,640
*   eSun Holdings, Ltd.                                      106,000     12,299
    Fairwood Holdings, Ltd.                                    8,000     16,353
#   Far East Consortium International, Ltd.                  368,930    133,971
*   FIH Mobile, Ltd.                                         474,000    256,025
    First Pacific Co., Ltd.                                  489,200    543,999
*   Fountain SET Holdings, Ltd.                              436,000     52,399
    Fujikon Industrial Holdings, Ltd.                          8,000      1,844
    Future Bright Holdings, Ltd.                              72,000     34,566
*   G-Resources Group, Ltd.                               11,707,800    322,833
*   Genting Hong Kong, Ltd.                                  400,000    159,058
    Get Nice Holdings, Ltd.                                  896,000     39,983
    Giordano International, Ltd.                             378,000    253,742
    Glorious Sun Enterprises, Ltd.                           122,000     26,767
    Golden Resources Development International, Ltd.          90,000      4,875
#   Haitong International Securities Group, Ltd.             158,405     79,638
    Hang Lung Group, Ltd.                                    122,000    662,553
    Hang Lung Properties, Ltd.                               186,000    557,179
    Hang Seng Bank, Ltd.                                      10,300    168,424
*   Hao Tian Development Group, Ltd.                         728,000     11,330
    Harbour Centre Development, Ltd.                          36,000     62,951
    Henderson Land Development Co., Ltd.                     180,129  1,081,375
    HKR International, Ltd.                                  235,771     96,744
    Hon Kwok Land Investment Co., Ltd.                        62,000     20,656
    Hong Kong & China Gas Co., Ltd.                           97,000    223,818
    Hong Kong Aircraft Engineering Co., Ltd.                   7,200     83,749
    Hong Kong Exchanges and Clearing, Ltd.                    41,266    742,100
*   Hong Kong Television Network, Ltd. ADR                     3,100     17,453
    Hongkong & Shanghai Hotels (The)                         103,500    151,363
    Hongkong Chinese, Ltd.                                   164,000     39,842
    Hopewell Holdings, Ltd.                                  214,500    738,362
    Hsin Chong Construction Group, Ltd.                      724,000    100,093
    Hung Hing Printing Group, Ltd.                           150,000     23,771
    Hutchison Telecommunications Hong Kong Holdings, Ltd.    510,000    167,150
    Hutchison Whampoa, Ltd.                                   66,000    905,487
    Hysan Development Co., Ltd.                               25,000    107,869
*   I-CABLE Communications, Ltd.                             358,000     36,091
*   Imagi International Holdings, Ltd.                     3,008,000     33,820
*   Integrated Waste Solutions Group Holdings, Ltd.          384,000     23,338
*   International Standard Resources Holdings, Ltd.          605,000      9,860
*   IRC, Ltd.                                                664,000     64,373
#   IT, Ltd.                                                 298,000     80,825
    Johnson Electric Holdings, Ltd.                          443,500    424,778
    K Wah International Holdings, Ltd.                       588,601    393,129

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                            --------- --------
HONG KONG -- (Continued)
    Ka Shui International Holdings, Ltd.                      140,000 $ 23,703
*   Kerry Logistics Network, Ltd.                              52,750   77,619
    Kerry Properties, Ltd.                                    175,500  580,194
*   King Stone Energy Group, Ltd.                             284,000    9,400
    Kingmaker Footwear Holdings, Ltd.                          72,000   14,041
    Kingston Financial Group, Ltd.                            732,000   79,408
    Kowloon Development Co., Ltd.                             161,000  196,937
#   L'Occitane International SA                                85,500  210,425
*   Lai Sun Development                                     5,039,666  117,940
    Lerado Group Holding Co., Ltd.                            138,000   17,859
    Li & Fung, Ltd.                                           284,000  413,384
    Lifestyle International Holdings, Ltd.                     89,000  173,984
    Lippo China Resources, Ltd.                               542,000   26,934
    Lippo, Ltd.                                                 6,000    3,222
    Liu Chong Hing Investment, Ltd.                            58,000  111,432
    Luen Thai Holdings, Ltd.                                   87,000   26,124
    Luk Fook Holdings International, Ltd.                     155,000  440,116
    Lung Kee Bermuda Holdings                                  38,000   13,887
    Magnificent Estates                                       818,000   39,612
#   Man Wah Holdings, Ltd.                                     77,200  126,786
    Melco Crown Entertainment, Ltd. ADR                         3,915  133,815
    Melco International Development, Ltd.                     239,000  733,981
    MGM China Holdings, Ltd.                                   32,000  111,607
#   Midland Holdings, Ltd.                                    256,584  107,831
*   Ming Fung Jewellery Group, Ltd.                           729,000    8,952
    Miramar Hotel & Investment                                 39,000   48,230
#*  Mongolian Mining Corp.                                    887,000   73,372
    MTR Corp., Ltd.                                            28,025  106,265
    NagaCorp, Ltd.                                            284,000  259,151
    Natural Beauty Bio-Technology, Ltd.                       140,000    7,240
*   Neo-Neon Holdings, Ltd.                                   205,000   36,764
*   Neptune Group, Ltd.                                       890,000   24,052
    New World Development Co., Ltd.                           945,467  979,405
#   Newocean Energy Holdings, Ltd.                            366,000  242,182
*   Next Media, Ltd.                                          184,000   18,855
    NWS Holdings, Ltd.                                        176,740  301,276
*   Orange Sky Golden Harvest Entertainment Holdings, Ltd.    265,000   17,394
    Orient Overseas International, Ltd.                       101,500  485,544
    Oriental Watch Holdings                                   198,000   44,768
    Pacific Andes International Holdings, Ltd.                812,224   33,092
    Pacific Basin Shipping, Ltd.                              544,000  319,566
    Pacific Textiles Holdings, Ltd.                           108,000  137,136
    Paliburg Holdings, Ltd.                                   108,000   34,456
#*  Paradise Entertainment, Ltd.                              184,000  137,335
    PCCW, Ltd.                                                839,000  447,350
*   Pearl Oriental Oil, Ltd.                                  558,800   15,367
    Pico Far East Holdings, Ltd.                              158,000   42,290
    Playmates Holdings, Ltd.                                   64,000   86,741
*   Playmates Toys, Ltd.                                      108,000   45,590
    PNG Resources Holdings, Ltd.                            1,048,000    9,494
    Polytec Asset Holdings, Ltd.                              810,000  118,160
    Public Financial Holdings, Ltd.                            48,000   22,760

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                            --------- --------
HONG KONG -- (Continued)
    PYI Corp., Ltd.                                           992,000 $ 21,643
    Regal Hotels International Holdings, Ltd.                 296,000  171,697
*   Richfield Group Holdings, Ltd.                            664,000   18,800
*   Rising Development Holdings, Ltd.                          74,000   40,076
#   SA SA International Holdings, Ltd.                        256,000  214,770
    Samsonite International SA                                125,100  398,301
*   Sandmartin International Holdings, Ltd.                     6,000      325
    SAS Dragon Hldg, Ltd.                                      56,000   37,067
    SEA Holdings, Ltd.                                         62,000   34,837
    Shangri-La Asia, Ltd.                                     225,666  370,287
    Shenyin Wanguo HK, Ltd.                                    85,000   30,717
*   Shougang Concord Technology Holdings                      892,000   37,561
    Shun Tak Holdings, Ltd.                                   753,249  370,044
#*  Silver base Group Holdings, Ltd.                          218,000   28,566
*   Simsen International Corp., Ltd.                          180,000   57,786
    Singamas Container Holdings, Ltd.                         636,000  137,972
    Sino Land Co., Ltd.                                       500,963  751,188
    Sitoy Group Holdings, Ltd.                                 42,000   25,286
    SJM Holdings, Ltd.                                         68,000  189,611
#   SmarTone Telecommunications Holdings, Ltd.                 93,500   96,499
    SOCAM Development, Ltd.                                    93,768  113,765
    Soundwill Holdings, Ltd.                                   16,000   27,699
*   South China China, Ltd.                                   480,000   38,935
    Stella International Holdings, Ltd.                       111,500  274,877
    Stelux Holdings International, Ltd.                       162,800   50,265
    Sun Hung Kai & Co., Ltd.                                  294,341  205,617
    Sun Hung Kai Properties, Ltd.                              78,282  990,294
    Swire Pacific, Ltd. Class A                                43,000  496,351
    Swire Pacific, Ltd. Class B                                67,500  149,871
    TAI Cheung Holdings                                        79,000   54,611
    Tao Heung Holdings, Ltd.                                   66,000   42,580
*   Taung Gold International, Ltd.                            970,000    3,753
*   Technovator International, Ltd.                           106,000   56,225
    Techtronic Industries Co.                                 137,500  439,329
    Television Broadcasts, Ltd.                                81,800  511,547
    Texwinca Holdings, Ltd.                                   214,000  230,771
*   Titan Petrochemicals Group, Ltd.                          620,000      200
    Tradelink Electronic Commerce, Ltd.                       118,000   28,939
    Transport International Holdings, Ltd.                     48,800   90,090
    Trinity, Ltd.                                             390,000  100,318
*   TSC Group Holdings, Ltd.                                  197,000  112,014
#*  United Laboratories International Holdings, Ltd. (The)    267,000  172,817
    Value Partners Group, Ltd.                                187,000  120,576
    Varitronix International, Ltd.                            142,000  157,459
    Victory City International Holdings, Ltd.                 320,128   46,659
    Vitasoy International Holdings, Ltd.                      142,000  194,127
    VST Holdings, Ltd.                                        433,200  110,430
#   VTech Holdings, Ltd.                                       32,600  451,508
    Wang On Group, Ltd.                                     1,720,000   40,552
    Wharf Holdings, Ltd.                                       72,000  506,846
    Wheelock & Co., Ltd.                                      146,000  604,523
    Wing Hang Bank, Ltd.                                       26,816  432,336

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
HONG KONG -- (Continued)
    Wing On Co. International, Ltd.                          30,000 $    83,692
    Wing Tai Properties, Ltd.                               120,000      74,488
    Wynn Macau, Ltd.                                         35,600     140,659
    Xinyi Glass Holdings, Ltd.                              408,000     321,922
*   Xinyi Solar Holdings, Ltd.                              242,000      65,633
    YGM Trading, Ltd.                                         8,000      17,551
    Yue Yuen Industrial Holdings, Ltd.                      113,000     349,347
                                                                    -----------
TOTAL HONG KONG                                                      35,449,540
                                                                    -----------
IRELAND -- (0.5%)
*   Anglo Irish Bank Corp. P.L.C.                           105,210          --
*   Bank of Ireland                                       3,184,554   1,243,414
*   Bank of Ireland Sponsored ADR                            10,709     184,409
    C&C Group P.L.C.                                         71,103     423,043
    CRH P.L.C.                                                9,182     267,321
    CRH P.L.C. Sponsored ADR                                 59,771   1,750,095
    Dragon Oil P.L.C.                                        39,592     421,244
    FBD Holdings P.L.C.                                       8,425     203,280
    Glanbia P.L.C.                                           25,037     373,917
    IFG Group P.L.C.                                          7,878      18,717
    Irish Continental Group P.L.C.                            2,558     102,625
*   Kenmare Resources P.L.C.                                 71,237      14,654
    Kerry Group P.L.C. Class A                                5,788     456,804
    Kingspan Group P.L.C.                                    31,873     600,655
    Paddy Power P.L.C.                                        7,930     611,853
    Smurfit Kappa Group P.L.C.                               27,696     617,003
                                                                    -----------
TOTAL IRELAND                                                         7,289,034
                                                                    -----------
ISRAEL -- (0.6%)
#*  Africa Israel Investments, Ltd.                          61,169     134,339
*   Africa Israel Properties, Ltd.                              987      17,583
*   Airport City, Ltd.                                        4,711      48,150
*   AL-ROV Israel, Ltd.                                       1,591      67,263
*   Allot Communications, Ltd.                                  957      12,399
*   Alon Blue Square Israel, Ltd.                             1,554       5,829
*   Alrov Properties and Lodgings, Ltd.                         710      21,343
*   AudioCodes, Ltd.                                          4,091      22,368
*   Azorim-Investment Development & Construction Co.,
      Ltd.                                                   17,486      17,228
    Azrieli Group                                            11,185     378,623
    Babylon, Ltd.                                             6,679       9,472
    Bank Hapoalim BM                                        170,928     965,571
*   Bank Leumi Le-Israel BM                                 181,657     710,782
    Bayside Land Corp.                                           85      22,738
#   Bezeq The Israeli Telecommunication Corp., Ltd.          89,665     162,493
    Big Shopping Centers 2004, Ltd.                             959      40,746
    Cellcom Israel, Ltd.(M2196U109)                           7,780      98,650
    Cellcom Israel, Ltd.(B23WQK8)                               833      10,561
*   Ceragon Networks, Ltd.                                    5,455      14,500
#*  Clal Biotechnology Industries, Ltd.                      22,507      66,173
    Clal Insurance Enterprises Holdings, Ltd.                 9,219     180,189
*   Compugen, Ltd.                                            2,327      21,410
    Delek Automotive Systems, Ltd.                            4,482      45,353

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
ISRAEL -- (Continued)
    Delek Group, Ltd.                                           354 $143,473
    Delta-Galil Industries, Ltd.                              3,234   99,120
    Elbit Systems, Ltd.(6308913)                              2,463  145,392
    Elbit Systems, Ltd.(M3760D101)                              500   29,605
    Electra, Ltd.                                               641   92,746
*   Elron Electronic Industries, Ltd.                         5,818   57,201
*   Evogene, Ltd.                                               302    5,311
*   EZchip Semiconductor, Ltd.(M4146Y108)                     1,922   46,032
*   EZchip Semiconductor, Ltd.(6554998)                       1,999   47,915
    First International Bank Of Israel, Ltd.                 10,129  163,360
    Formula Systems 1985, Ltd.                                2,287   69,274
    Fox Wizel, Ltd.                                             747   20,558
#   Frutarom Industries, Ltd.                                 4,837  116,154
*   Gilat Satellite Networks, Ltd.(B01BZ39)                   4,767   22,862
*   Gilat Satellite Networks, Ltd.(M51474118)                 3,025   14,369
    Golf & Co., Ltd.                                          2,258    8,194
*   Hadera Paper, Ltd.                                          615   30,710
    Harel Insurance Investments & Financial Services, Ltd.   48,920  279,248
    Industrial Buildings Corp.                                5,056   10,593
    Israel Chemicals, Ltd.                                    5,296   47,003
*   Israel Discount Bank, Ltd. Class A                      236,218  422,345
    Ituran Location and Control, Ltd.                         2,289   55,221
*   Jerusalem Oil Exploration                                 4,925  212,143
#*  Kamada, Ltd.                                              5,535   80,397
    Matrix IT, Ltd.                                          15,587   96,039
*   Mazor Robotics, Ltd.                                      7,056   64,071
    Meitav DS Investments, Ltd.                                 436    1,564
    Melisron, Ltd.                                            1,534   40,891
    Menorah Mivtachim Holdings, Ltd.                         11,153  133,972
    Migdal Insurance & Financial Holding, Ltd.               76,210  124,834
    Mivtach Shamir Holdings, Ltd.                             1,364   44,995
    Mizrahi Tefahot Bank, Ltd.                               35,973  480,882
*   Naphtha Israel Petroleum Corp., Ltd.                     10,581   79,290
    NICE Systems, Ltd. Sponsored ADR                          4,053  175,090
*   Nitsba Holdings 1995, Ltd.                                2,921   44,813
*   Nova Measuring Instruments, Ltd.                          1,566   16,146
*   Oil Refineries, Ltd.                                    444,111  123,780
    Ormat Industries                                         21,053  156,923
    Osem Investments, Ltd.                                    1,973   46,855
*   Partner Communications Co., Ltd.                          4,381   39,229
#*  Partner Communications Co., Ltd. ADR                     10,082   89,528
    Paz Oil Co., Ltd.                                           515   80,468
    Phoenix Holdings, Ltd. (The)                             29,425  109,337
    Plasson Industries, Ltd.                                  1,206   51,107
    Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.      1,447   74,942
    Shikun & Binui, Ltd.                                     36,629   95,410
    Shufersal, Ltd.                                           8,735   32,643
    Strauss Group, Ltd.                                       2,188   39,600
    Teva Pharmaceutical Industries, Ltd.                        395   19,363
    Teva Pharmaceutical Industries, Ltd. Sponsored ADR       19,727  963,861
*   Tower Semiconductor, Ltd.                                 4,630   36,031

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
ISRAEL -- (Continued)
*   Union Bank of Israel                                       5,193 $   24,336
                                                                     ----------
TOTAL ISRAEL                                                          8,578,989
                                                                     ----------
ITALY -- (2.6%)
    A2A SpA                                                  119,440    146,159
    ACEA SpA                                                   7,397    106,150
    Aeroporto di Venezia Marco Polo SpA - SAVE                 5,671    107,259
    Alerion Cleanpower SpA                                     2,833     14,589
    Amplifon SpA                                              10,160     66,349
    Ansaldo STS SpA                                           17,257    191,845
*   Arnoldo Mondadori Editore SpA                             39,267     72,654
    Ascopiave SpA                                              8,381     26,879
    Assicurazioni Generali SpA                                17,834    416,982
    Astaldi SpA                                               17,181    186,189
    Atlantia SpA                                              19,780    515,251
*   Autogrill SpA                                             20,034    192,312
    Azimut Holding SpA                                        23,059    719,850
#*  Banca Carige SpA                                         229,239    169,453
    Banca Generali SpA                                        12,648    398,124
#   Banca IFIS SpA                                             3,017     65,145
#*  Banca Monte dei Paschi di Siena SpA                    1,340,570    448,046
*   Banca Popolare dell'Emilia Romagna SC                    131,490  1,515,673
#*  Banca Popolare di Milano SCRL                            896,356    906,487
#   Banca Popolare di Sondrio SCRL                            77,768    558,517
    Banca Profilo SpA                                         35,778     21,134
    Banco di Desio e della Brianza SpA                        11,325     51,338
#*  Banco Popolare SC                                        143,248  2,960,423
*   BasicNet SpA                                               6,641     22,135
*   Biesse SpA                                                 5,834     52,277
    Brembo SpA                                                 6,992    258,418
*   Brioschi Sviluppo Immobiliare SpA                         10,866      1,785
    Brunello Cucinelli SpA                                     2,515     72,379
    Buzzi Unicem SpA                                          19,503    345,989
    Cairo Communication SpA                                    3,024     26,254
    Cementir Holding SpA                                      24,433    232,791
*   CIR-Compagnie Industriali Riunite SpA                    179,295    276,452
    CNH Industrial NV                                         17,446    203,790
    Credito Bergamasco SpA                                       474     13,551
    Credito Emiliano SpA                                      20,701    212,209
#*  Credito Valtellinese SCRL                                234,621    560,125
#   d'Amico International Shipping SA                         22,435     20,465
    Danieli & C Officine Meccaniche SpA                        2,308     82,892
    Datalogic SpA                                              3,058     40,604
    Davide Campari-Milano SpA                                 23,376    203,199
    De'Longhi SpA                                              5,027    109,262
#   DiaSorin SpA                                               4,156    171,484
    Ei Towers SpA                                              2,079    118,282
    El.En. SpA                                                   407     13,018
    Enel Green Power SpA                                      66,775    191,110
    Engineering SpA                                              981     68,366
    Eni SpA                                                   47,409  1,227,861
#   Eni SpA Sponsored ADR                                     10,306    532,202

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
ITALY -- (Continued)
    ERG SpA                                                  21,638 $  373,701
    Esprinet SpA                                             14,497    158,498
*   Eurotech SpA                                             15,195     51,380
*   Falck Renewables SpA                                     48,405     92,391
#*  Fiat SpA                                                139,681  1,686,331
*   Finmeccanica SpA                                        118,534  1,096,965
#   Geox SpA                                                 19,867     86,463
*   Gruppo Editoriale L'Espresso SpA                         50,190    115,885
    Gtech Spa                                                 7,064    207,343
    Hera SpA                                                 61,354    180,801
*   IMMSI SpA                                                93,687    100,018
    Indesit Co. SpA                                          16,201    231,362
    Industria Macchine Automatiche SpA                        1,827     89,843
*   Intek Group SpA                                          36,247     23,469
    Interpump Group SpA                                      14,847    210,499
    Intesa Sanpaolo SpA                                     540,586  1,849,901
    Iren SpA                                                102,452    174,089
    Italcementi SpA                                          38,143    463,403
*   Italmobiliare SpA                                         2,696    122,574
*   Juventus Football Club SpA                               56,332     19,246
*   Landi Renzo SpA                                           7,410     14,156
    Luxottica Group SpA                                       2,596    148,897
    Luxottica Group SpA Sponsored ADR                           300     17,172
#*  Maire Tecnimont SpA                                      12,882     46,989
    MARR SpA                                                  5,174    100,209
*   Mediaset SpA                                            135,800    751,540
*   Mediobanca SpA                                           90,740  1,007,129
    Mediolanum SpA                                           13,332    119,996
    Parmalat SpA                                             66,960    232,634
#   Piaggio & C SpA                                          49,378    204,300
    Pirelli & C. SpA                                         18,964    319,280
*   Poltrona Frau SpA                                         2,894     11,880
#*  Prelios SpA                                              12,061     10,698
*   Prima Industrie SpA                                         625     12,112
    Prysmian SpA                                             29,226    761,183
#*  RCS MediaGroup SpA                                        2,140      4,919
#   Recordati SpA                                            15,925    278,770
    Reply SpA                                                   890     80,422
#*  Retelit SpA                                              33,446     32,439
    Sabaf SpA                                                   760     16,295
*   Safilo Group SpA                                         16,356    373,520
    Saipem SpA                                                7,505    201,306
    Salvatore Ferragamo SpA                                   1,171     37,114
#*  Saras SpA                                                80,787    140,169
    Servizi Italia SpA                                        2,006     14,847
#*  Snai SpA                                                 24,408     74,581
    Societa Cattolica di Assicurazioni SCRL                  17,342    428,908
    Societa Iniziative Autostradali e Servizi SpA            15,785    187,708
    Societa per la Bonifica dei Terreni Ferraresi e
      Imprese Agricole SpA                                      214      8,813
*   Sogefi SpA                                               12,821     81,486
    SOL SpA                                                   6,059     50,747
*   Sorin SpA                                                79,381    242,300

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
ITALY -- (Continued)
*   Telecom Italia SpA                                      683,677 $   878,544
    Telecom Italia SpA Sponsored ADR                         32,914     422,616
    Tenaris SA ADR                                            2,700     118,935
    Terna Rete Elettrica Nazionale SpA                       52,439     284,098
*   Tiscali SpA                                             160,000      16,380
#   Tod's SpA                                                   859     120,374
    Trevi Finanziaria Industriale SpA                        15,741     181,541
    UniCredit SpA                                           202,512   1,814,435
    Unione di Banche Italiane SCPA                          339,391   3,239,654
    Unipol Gruppo Finanziario SpA                            95,737     693,511
*   UnipolSai SpA                                           197,970     728,441
    Vianini Lavori SpA                                        1,509      12,977
    Vittoria Assicurazioni SpA                                9,400     138,100
*   World Duty Free SpA                                       9,277     124,631
*   Yoox SpA                                                  7,934     284,908
    Zignago Vetro SpA                                         4,315      35,524
                                                                    -----------
TOTAL ITALY                                                          37,355,058
                                                                    -----------
JAPAN -- (17.4%)
    77 Bank, Ltd. (The)                                     125,000     564,316
    A&D Co., Ltd.                                             9,700      41,427
#   ABC-Mart, Inc.                                            1,100      49,397
#   Accordia Golf Co., Ltd.                                  33,000     423,332
    Achilles Corp.                                           49,000      64,912
    Adastria Holdings Co., Ltd.                               4,480      97,495
    ADEKA Corp.                                              36,300     398,830
    Aderans Co., Ltd.                                         4,800      68,285
    Advan Co., Ltd.                                           2,600      27,597
#   Advantest Corp.                                          11,300     124,568
#   Advantest Corp. ADR                                       1,800      19,836
#   Aeon Co., Ltd.                                           84,900     980,563
#   Aeon Fantasy Co., Ltd.                                    3,600      44,674
*   Agora Hospitality Group Co., Ltd.                        34,000      15,006
    Ahresty Corp.                                             5,600      47,669
    Ai Holdings Corp.                                         7,700     122,841
    Aica Kogyo Co., Ltd.                                      8,300     173,572
    Aichi Bank, Ltd. (The)                                    3,600     175,619
    Aichi Corp.                                              16,200      68,992
    Aichi Steel Corp.                                        45,000     165,953
    Aichi Tokei Denki Co., Ltd.                              17,000      47,589
    Aida Engineering, Ltd.                                   19,100     182,324
*   Aigan Co., Ltd.                                           4,200      10,938
    Ain Pharmaciez, Inc.                                      2,300     101,142
    Aiphone Co., Ltd.                                         4,600      75,200
    Air Water, Inc.                                          22,000     308,689
    Airport Facilities Co., Ltd.                              6,100      42,251
    Aisan Industry Co., Ltd.                                 12,000      95,483
    Aisin Seiki Co., Ltd.                                     5,000     176,697
    Aizawa Securities Co., Ltd.                               8,100      44,760
    Ajinomoto Co., Inc.                                      26,000     382,664
#   Akebono Brake Industry Co., Ltd.                         16,200      82,407
    Akita Bank, Ltd. (The)                                   66,000     183,557

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Alconix Corp.                                             1,000 $ 20,113
    Alfresa Holdings Corp.                                   12,200  759,533
    Alinco, Inc.                                              2,900   33,052
    Allied Telesis Holdings K.K.                             20,700   16,665
    Alpen Co., Ltd.                                           7,400  136,335
    Alpha Corp.                                               1,500   14,482
    Alpha Systems, Inc.                                         560    8,182
    Alpine Electronics, Inc.                                 20,100  239,641
    Alps Electric Co., Ltd.                                  50,200  567,635
    Alps Logistics Co., Ltd.                                  2,000   20,655
    Altech Corp.                                                600    5,831
    Amada Co., Ltd.                                         101,000  730,452
    Amano Corp.                                              23,200  223,388
    Amiyaki Tei Co., Ltd.                                       600   16,856
    Anest Iwata Corp.                                         7,000   42,334
#   Anritsu Corp.                                            21,400  239,650
    AOKI Holdings, Inc.                                      10,778  146,852
    Aomori Bank, Ltd. (The)                                  75,000  206,278
    Aoyama Trading Co., Ltd.                                 22,300  553,373
#   Aozora Bank, Ltd.                                        59,000  175,513
    Arakawa Chemical Industries, Ltd.                         4,000   33,691
    Arata Corp.                                              11,000   35,173
    Araya Industrial Co., Ltd.                               17,000   27,342
    Arcland Sakamoto Co., Ltd.                                7,400  146,520
    Arcs Co., Ltd.                                           15,789  316,760
    Argo Graphics, Inc.                                       1,000   15,810
    Ariake Japan Co., Ltd.                                    3,200   77,295
    Arisawa Manufacturing Co., Ltd.                          11,600   54,236
*   Arrk Corp.                                               16,100   37,098
    Artnature, Inc.                                           2,200   62,923
    As One Corp.                                              4,500  118,226
    Asahi Broadcasting Corp.                                    200    1,170
    Asahi Co., Ltd.                                           4,900   65,188
    Asahi Diamond Industrial Co., Ltd.                       20,900  282,846
#   Asahi Glass Co., Ltd.                                   162,000  918,440
#   Asahi Group Holdings, Ltd.                                4,300  118,821
    Asahi Holdings, Inc.                                     10,000  157,919
#   Asahi Intecc Co., Ltd.                                    4,100  150,058
    Asahi Kasei Corp.                                        66,000  448,721
    Asahi Kogyosha Co., Ltd.                                  4,000   14,618
    Asahi Organic Chemicals Industry Co., Ltd.               20,000   43,454
#*  Asanuma Corp.                                            30,000   40,275
    Asatsu-DK, Inc.                                          13,200  298,604
*   Ashimori Industry Co., Ltd.                              19,000   23,024
    Asics Corp.                                               5,000   97,317
    ASKA Pharmaceutical Co., Ltd.                             8,000   71,575
#   ASKUL Corp.                                               2,300   57,394
    Astellas Pharma, Inc.                                     7,500   83,621
    Asunaro Aoki Construction Co., Ltd.                       3,500   20,086
    Autobacs Seven Co., Ltd.                                 26,300  406,891
    Avex Group Holdings, Inc.                                 8,900  164,845
    Awa Bank, Ltd. (The)                                     86,000  460,516

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Axell Corp.                                               1,500 $ 23,295
    Axial Retailing, Inc.                                     3,000   46,461
    Azbil Corp.                                              17,400  394,853
    Bando Chemical Industries, Ltd.                          37,000  142,367
#   Bank of Iwate, Ltd. (The)                                 6,900  306,440
    Bank of Kochi, Ltd. (The)                                23,000   33,131
    Bank of Kyoto, Ltd. (The)                                97,000  790,360
    Bank of Nagoya, Ltd. (The)                               57,000  214,192
    Bank of Okinawa, Ltd. (The)                               7,400  310,265
    Bank of Saga, Ltd. (The)                                 58,000  121,019
#   Bank of the Ryukyus, Ltd.                                16,000  211,792
    Bank of Yokohama, Ltd. (The)                            171,000  859,462
    Belc Co., Ltd.                                            3,000   59,282
    Belluna Co., Ltd.                                        22,200  107,769
    Benesse Holdings, Inc.                                    2,700  102,730
    Best Bridal, Inc.                                         2,900   17,261
    Best Denki Co., Ltd.                                     22,500   30,612
#   Bic Camera, Inc.                                         19,100  139,311
#   Bit-isle, Inc.                                            6,300   41,059
    BML, Inc.                                                 4,500  171,909
    Bookoff Corp.                                             2,500   20,774
    Bridgestone Corp.                                        12,200  436,827
    Brother Industries, Ltd.                                 23,900  334,301
    Bunka Shutter Co., Ltd.                                  22,000  128,398
    C Uyemura & Co., Ltd.                                       200    9,254
#   Calbee, Inc.                                              3,300   80,929
    Calsonic Kansei Corp.                                    67,000  330,051
#   Can Do Co., Ltd.                                          1,300   19,951
    Canon Electronics, Inc.                                   6,500  109,862
    Canon Marketing Japan, Inc.                              18,500  297,953
    Canon, Inc.                                              25,000  783,374
#   Capcom Co., Ltd.                                          5,200   90,570
    Carlit Holdings Co., Ltd.                                 3,400   15,634
    Casio Computer Co., Ltd.                                 18,200  207,684
    Cawachi, Ltd.                                             7,000  127,627
    Central Glass Co., Ltd.                                  81,000  265,625
#   Central Sports Co., Ltd.                                    900   13,542
    Century Tokyo Leasing Corp.                               8,800  254,670
    Chiba Bank, Ltd. (The)                                  114,000  724,631
*   Chiba Kogyo Bank, Ltd. (The)                             22,100  143,567
    Chino Corp.                                               4,000    8,469
    Chiyoda Co., Ltd.                                         7,000  166,196
    Chiyoda Integre Co., Ltd.                                 5,500   75,837
    Chori Co., Ltd.                                           4,700   51,885
    Chubu Shiryo Co., Ltd.                                    5,000   28,948
    Chuetsu Pulp & Paper Co., Ltd.                           31,000   58,366
*   Chugai Mining Co., Ltd.                                  36,200   11,685
    Chugai Pharmaceutical Co., Ltd.                           2,200   55,526
    Chugai Ro Co., Ltd.                                      13,000   27,961
#   Chugoku Bank, Ltd. (The)                                 46,000  609,792
    Chugoku Marine Paints, Ltd.                              26,000  165,858
    Chukyo Bank, Ltd. (The)                                  29,000   49,374

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Chuo Denki Kogyo Co., Ltd.                                3,100 $  9,888
    Chuo Spring Co., Ltd.                                     5,000   15,116
    Citizen Holdings Co., Ltd.                               72,400  531,699
    CKD Corp.                                                22,300  203,145
#*  Clarion Co., Ltd.                                        36,000   67,735
    Cleanup Corp.                                             6,800   61,959
    CMIC Holdings Co., Ltd.                                   3,200   51,239
*   CMK Corp.                                                12,800   31,869
    Coca-Cola East Japan Co., Ltd.                           12,972  292,344
    Coca-Cola West Co., Ltd.                                 20,300  353,303
    Cocokara fine, Inc.                                       6,500  184,289
#   Colowide Co., Ltd.                                       10,700  107,359
    Computer Engineering & Consulting, Ltd.                   1,700   10,041
    COMSYS Holdings Corp.                                    23,100  378,702
    CONEXIO Corp.                                             3,700   28,547
#*  COOKPAD, Inc.                                             2,500   50,092
    Corona Corp.                                              5,000   50,520
    Cosel Co., Ltd.                                           3,300   37,621
    Cosmo Oil Co., Ltd.                                     229,000  428,395
*   Cosmos Initia Co., Ltd.                                   6,700   33,049
    Cosmos Pharmaceutical Corp.                                 500   53,482
    CREATE SD HOLDINGS Co., Ltd.                              1,400   46,217
    Credit Saison Co., Ltd.                                  14,200  302,506
    CROOZ, Inc.                                               1,200   48,194
    CTI Engineering Co., Ltd.                                 5,100   54,298
*   DA Consortium, Inc.                                       2,600   10,469
    Dai Nippon Printing Co., Ltd.                            80,000  720,588
    Dai Nippon Toryo Co., Ltd.                               49,000   72,919
    Dai-Dan Co., Ltd.                                         6,000   31,716
    Dai-ichi Life Insurance Co., Ltd. (The)                  37,600  521,014
#   Dai-ichi Seiko Co., Ltd.                                  5,200   66,111
    Daibiru Corp.                                            21,400  213,552
    Daicel Corp.                                             58,000  485,737
    Daido Kogyo Co., Ltd.                                    22,000   66,127
    Daido Metal Co., Ltd.                                    15,000  159,399
#   Daido Steel Co., Ltd.                                    68,000  332,478
    Daidoh, Ltd.                                              4,600   28,078
*   Daiei, Inc. (The)                                        47,750  134,043
    Daifuku Co., Ltd.                                        28,500  328,594
#   Daihatsu Motor Co., Ltd.                                 14,600  241,833
#   Daihen Corp.                                             34,000  128,854
    Daiho Corp.                                              35,000  136,497
    Daiichi Jitsugyo Co., Ltd.                               11,000   46,308
    Daiichi Kigenso Kagaku-Kogyo Co., Ltd.                      700   16,999
    Daiichi Sankyo Co., Ltd.                                 15,800  265,034
    Daiichikosho Co., Ltd.                                    4,900  141,197
    Daiken Corp.                                             20,000   48,924
#   Daiken Medical Co., Ltd.                                  2,000   31,409
    Daiki Aluminium Industry Co., Ltd.                       10,000   23,498
    Daikin Industries, Ltd.                                   2,000  115,688
    Daiko Clearing Services Corp.                             4,200   21,933
    Daikoku Denki Co., Ltd.                                   3,300   58,983

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Daikokutenbussan Co., Ltd.                                  800 $ 20,771
#   Daikyo, Inc.                                            103,000  200,816
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd.  21,000   88,753
    Dainippon Screen Manufacturing Co., Ltd.                 18,000   78,509
    Dainippon Sumitomo Pharma Co., Ltd.                       5,700   86,445
#   Daio Paper Corp.                                         39,000  409,154
    Daisan Bank, Ltd. (The)                                  46,000   77,026
    Daiseki Co., Ltd.                                         5,400   86,035
    Daishi Bank, Ltd. (The)                                 122,000  440,627
    Daishinku Corp.                                          20,000   77,437
    Daiso Co., Ltd.                                          25,000   82,975
    Daisyo Corp.                                              2,000   23,526
    Daito Bank, Ltd. (The)                                   39,000   41,544
    Daito Electron Co., Ltd.                                  1,200    4,571
    Daito Pharmaceutical Co., Ltd.                            2,400   34,878
    Daito Trust Construction Co., Ltd.                        2,800  284,930
    Daiwa House Industry Co., Ltd.                           19,000  321,019
    Daiwa Securities Group, Inc.                            129,447  970,650
    Daiwabo Holdings Co., Ltd.                               83,000  142,917
    DC Co., Ltd.                                              3,400   17,919
    DCM Holdings Co., Ltd.                                   33,400  225,960
#   Dena Co., Ltd.                                            8,900  150,415
    Denki Kagaku Kogyo K.K.                                 194,000  643,408
    Denso Corp.                                               6,000  273,317
    Dentsu, Inc.                                              3,000  123,038
    Denyo Co., Ltd.                                           5,100   76,001
    Descente, Ltd.                                           14,000  106,114
    DIC Corp.                                               103,000  273,344
    Disco Corp.                                               1,700  103,308
#   DKS Co., Ltd.                                            11,000   33,386
    DMG Mori Seiki Co., Ltd.                                 28,400  354,290
#   Don Quijote Holdings Co., Ltd.                            1,600   84,387
    Doshisha Co., Ltd.                                       10,000  149,935
    Doutor Nichires Holdings Co., Ltd.                       12,000  215,080
    Dowa Holdings Co., Ltd.                                  34,000  285,049
#   Dr Ci:Labo Co., Ltd.                                      2,900   92,822
*   Dream Incubator, Inc.                                     2,100   28,857
    DTS Corp.                                                 6,800  112,763
    Dunlop Sports Co., Ltd.                                   4,200   51,163
    Duskin Co., Ltd.                                          9,300  171,913
#   Dwango Co., Ltd.                                          4,300  119,955
    Dynic Corp.                                               5,000    7,968
    Eagle Industry Co., Ltd.                                  6,500  102,880
    Earth Chemical Co., Ltd.                                    100    3,577
    Ebara Corp.                                              78,000  463,957
    Ebara Jitsugyo Co., Ltd.                                  2,400   33,459
#   EDION Corp.                                              32,500  189,391
    Ehime Bank, Ltd. (The)                                   47,000  102,975
    Eidai Co., Ltd.                                           8,000   43,257
    Eighteenth Bank, Ltd. (The)                              55,000  122,852
    Eiken Chemical Co., Ltd.                                  4,400   71,332
    Eizo Corp.                                                8,100  219,612

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Elecom Co., Ltd.                                          2,400 $ 43,347
    Elematec Corp.                                            2,574   43,993
    Emori Group Holdings Co., Ltd.                            2,100   31,286
    en-japan, Inc.                                            1,100   19,389
    Endo Lighting Corp.                                       3,800   60,404
    Enplas Corp.                                              1,700   97,679
*   Enshu, Ltd.                                              12,000   15,049
    EPS Corp.                                                 3,000   28,663
    Excel Co., Ltd.                                           1,700   18,003
    Exedy Corp.                                              12,700  339,785
    Ezaki Glico Co., Ltd.                                    19,000  250,237
    F-Tech, Inc.                                              1,200   14,179
#   F@N Communications, Inc.                                  4,600   77,391
    Faith, Inc.                                               1,760   17,321
    FamilyMart Co., Ltd.                                      2,200   91,355
#   Fancl Corp.                                              14,600  161,916
    FCC Co., Ltd.                                            10,400  177,773
    Ferrotec Corp.                                           17,400   93,844
#   FIDEA Holdings Co., Ltd.                                 57,800  108,060
    Fields Corp.                                              5,100   68,543
#   Financial Products Group Co., Ltd.                        4,700   45,506
*   First Baking Co., Ltd.                                    4,000    4,770
    Foster Electric Co., Ltd.                                 8,900  107,803
#   FP Corp.                                                  4,500  139,955
    France Bed Holdings Co., Ltd.                            30,000   54,061
#   Fudo Tetra Corp.                                         38,700   86,427
    Fuji Co., Ltd.                                            3,700   70,032
    Fuji Corp., Ltd.                                          7,200   42,243
    Fuji Electric Co., Ltd.                                  59,000  267,758
    Fuji Electronics Co., Ltd.                                4,900   58,450
    Fuji Furukawa Engineering & Construction Co., Ltd.        2,000    5,020
    Fuji Kiko Co., Ltd.                                      11,000   43,312
    Fuji Kosan Co., Ltd.                                        100      621
    Fuji Kyuko Co., Ltd.                                     12,000  120,114
    Fuji Media Holdings, Inc.                                 7,300  122,987
    Fuji Oil Co., Ltd.(6581361)                              16,900   52,348
    Fuji Oil Co., Ltd.(6356848)                              17,700  239,141
    Fuji Pharma Co., Ltd.                                     1,300   25,346
    Fuji Seal International, Inc.                             4,800  156,173
    Fuji Soft, Inc.                                           8,200  171,532
#   Fujibo Holdings, Inc.                                    35,000   80,573
    Fujicco Co., Ltd.                                         5,000   58,448
    FUJIFILM Holdings Corp.                                  21,700  560,556
    Fujikura Kasei Co., Ltd.                                  7,100   38,804
#   Fujikura Rubber, Ltd.                                     4,200   36,386
    Fujikura, Ltd.                                          148,000  637,284
    Fujimi, Inc.                                              8,800  101,758
    Fujimori Kogyo Co., Ltd.                                  4,800  134,757
*   Fujisash Co., Ltd.                                       20,100   30,751
    Fujishoji Co., Ltd.                                       2,000   21,642
    Fujita Kanko, Inc.                                        4,000   13,137
    Fujitec Co., Ltd.                                        21,000  242,139

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Fujitsu Frontech, Ltd.                                    3,600 $ 40,157
    Fujitsu General, Ltd.                                    11,000  126,939
    Fujitsu, Ltd.                                           118,000  693,867
#   Fujiya Co., Ltd.                                         16,000   29,277
    FuKoKu Co., Ltd.                                          1,100   10,004
    Fukuda Corp.                                             10,000   46,438
    Fukui Bank, Ltd. (The)                                   83,000  197,024
    Fukuoka Financial Group, Inc.                           132,000  539,089
    Fukushima Bank, Ltd. (The)                               93,000   76,463
    Fukushima Industries Corp.                                3,300   46,924
#   Fukuyama Transporting Co., Ltd.                          57,000  333,574
    Funai Consulting, Inc.                                    3,700   28,854
#   Furukawa Battery Co., Ltd. (The)                          3,000   20,638
    Furukawa Co., Ltd.                                      102,000  185,016
#   Furukawa Electric Co., Ltd.                             270,000  607,894
    Furuno Electric Co., Ltd.                                10,300   69,503
    Furusato Industries, Ltd.                                   600    6,108
    Furuya Metal Co., Ltd.                                      400   10,369
    Fuso Pharmaceutical Industries, Ltd.                     26,000   83,611
    Futaba Industrial Co., Ltd.                              28,500  127,673
    Fuyo General Lease Co., Ltd.                              4,300  147,966
    G-Tekt Corp.                                              8,200   91,783
    Gakken Holdings Co., Ltd.                                14,000   37,959
    GCA Savvian Corp.                                         1,400   10,812
    Gecoss Corp.                                              5,100   47,795
    Geo Holdings Corp.                                       15,700  143,843
    GLOBERIDE, Inc.                                          43,000   54,676
    Glory, Ltd.                                              19,800  512,254
    GMO internet, Inc.                                       14,800  130,753
#   GMO Payment Gateway, Inc.                                 1,900   59,558
    Godo Steel, Ltd.                                         57,000   80,261
    Goldcrest Co., Ltd.                                      12,990  271,933
    Goldwin, Inc.                                             7,000   36,145
#   Gourmet Kineya Co., Ltd.                                  7,000   50,606
#   Gree, Inc.                                               11,900  116,367
#   GS Yuasa Corp.                                           30,000  169,758
    GSI Creos Corp.                                          26,000   34,648
    Gulliver International Co., Ltd.                         17,800  145,681
#   Gun-Ei Chemical Industry Co., Ltd.                       20,000   72,200
#   GungHo Online Entertainment, Inc.                        14,400   81,915
    Gunma Bank, Ltd. (The)                                  109,000  579,365
    Gunze, Ltd.                                              65,000  177,493
    Gurunavi, Inc.                                            4,400   57,350
    H-One Co., Ltd.                                           3,100   24,019
    H2O Retailing Corp.                                      46,000  347,141
    Hachijuni Bank, Ltd. (The)                              114,000  623,230
    Hagihara Industries, Inc.                                   700    9,266
    Hakudo Co., Ltd.                                          1,500   13,108
    Hakuhodo DY Holdings, Inc.                               32,300  250,556
    Hakuto Co., Ltd.                                          4,200   38,775
    Hamakyorex Co., Ltd.                                      2,600   72,014
    Hamamatsu Photonics K.K.                                  5,400  243,312

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Hankyu Hanshin Holdings, Inc.                            80,000 $  438,446
    Hanwa Co., Ltd.                                          81,000    316,811
    Happinet Corp.                                            2,800     28,425
    Hard Off Corp. Co., Ltd.                                  1,800     13,898
    Harima Chemicals Group, Inc.                              2,100      9,036
    Harmonic Drive Systems, Inc.                                500     14,198
    Haruyama Trading Co., Ltd.                                  300      2,099
    Haseko Corp.                                             18,500    117,156
    Hazama Ando Corp.                                        52,350    231,042
    Heiwa Corp.                                              14,400    239,615
    Heiwa Real Estate Co., Ltd.                              25,400    398,758
    Heiwado Co., Ltd.                                        12,700    179,786
    HI-LEX Corp.                                              6,700    165,670
    Hibiya Engineering, Ltd.                                  3,700     47,712
    Hiday Hidaka Corp.                                        2,736     63,002
    Higashi Nihon House Co., Ltd.                            12,400     59,439
#   Higashi-Nippon Bank, Ltd. (The)                          52,000    130,409
    Higo Bank, Ltd. (The)                                    67,000    344,369
    Hikari Tsushin, Inc.                                      1,600    134,883
    Himaraya Co., Ltd.                                          900      9,583
    Hino Motors, Ltd.                                        11,500    151,503
    Hioki EE Corp.                                            3,100     48,793
    Hiramatsu, Inc.                                           6,300     41,911
    Hiroshima Bank, Ltd. (The)                              150,000    617,136
#   Hisamitsu Pharmaceutical Co., Inc.                        1,400     58,593
    Hitachi Capital Corp.                                    14,300    352,458
    Hitachi Chemical Co., Ltd.                               21,500    316,300
#   Hitachi Construction Machinery Co., Ltd.                 10,300    191,132
    Hitachi High-Technologies Corp.                           6,900    157,845
#   Hitachi Koki Co., Ltd.                                   21,900    163,139
    Hitachi Kokusai Electric, Inc.                            2,000     22,863
#   Hitachi Metals, Ltd.                                     16,110    218,762
    Hitachi Transport System, Ltd.                           19,900    305,363
    Hitachi Zosen Corp.                                      38,640    189,590
    Hitachi, Ltd.                                            49,000    349,318
    Hitachi, Ltd. ADR                                         4,900    348,831
    Hodogaya Chemical Co., Ltd.                              23,000     45,193
    Hogy Medical Co., Ltd.                                    3,500    180,516
#*  Hokkaido Electric Power Co., Inc.                         7,700     47,105
    Hokkaido Gas Co., Ltd.                                    1,000      2,664
    Hokkan Holdings, Ltd.                                     8,000     20,847
    Hokko Chemical Industry Co., Ltd.                         2,000      6,750
    Hokkoku Bank, Ltd. (The)                                120,000    401,830
    Hokuetsu Bank, Ltd. (The)                                79,000    161,589
#   Hokuetsu Kishu Paper Co., Ltd.                           47,500    225,910
    Hokuhoku Financial Group, Inc.                          328,000    632,954
    Hokuriku Electric Industry Co., Ltd.                     29,000     38,577
    Hokuriku Electric Power Co.                               8,500    105,560
    Hokuto Corp.                                              9,000    180,797
    Honda Motor Co., Ltd.                                    43,823  1,454,252
#   Honda Motor Co., Ltd. Sponsored ADR                      14,859    494,805
#   Honeys Co., Ltd.                                          8,070     75,552

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
#   Hoosiers Holdings Co., Ltd.                               6,300 $ 34,545
    Horiba, Ltd.                                             11,000  380,230
    Hoshizaki Electric Co., Ltd.                              2,800  113,298
    Hosokawa Micron Corp.                                    17,000  102,613
#   House Foods Group, Inc.                                  22,500  374,404
    Howa Machinery, Ltd.                                      7,500   53,254
    Hoya Corp.                                               11,500  340,139
    Hyakugo Bank, Ltd. (The)                                102,000  395,207
    Hyakujushi Bank, Ltd. (The)                             114,000  381,855
    I-Net Corp.                                               7,000   49,416
    Ibiden Co., Ltd.                                         32,800  592,044
    IBJ Leasing Co., Ltd.                                     5,200  118,993
#   Ichibanya Co., Ltd.                                       1,500   60,684
#   Ichigo Group Holdings Co., Ltd.                          12,000   35,583
*   Ichikoh Industries, Ltd.                                 11,000   14,700
    ICHINEN HOLDINGS Co., Ltd.                                6,000   44,162
    Ichiyoshi Securities Co., Ltd.                            3,900   46,517
    Idec Corp.                                                6,900   60,644
    Idemitsu Kosan Co., Ltd.                                 24,200  535,147
#   Ihara Chemical Industry Co., Ltd.                        10,000   78,147
    IHI Corp.                                                68,000  271,132
#   Iida Group Holdings Co., Ltd.                            12,720  189,825
    Iino Kaiun Kaisha, Ltd.                                  33,300  163,806
*   IJT Technology Holdings Co., Ltd.                         3,000   12,244
*   Ikegami Tsushinki Co., Ltd.                              10,000    9,883
    Imagica Robot Holdings, Inc.                              1,400    5,744
#   Imasen Electric Industrial                                6,500   81,521
    Imperial Hotel, Ltd.                                        400    8,665
    Inaba Denki Sangyo Co., Ltd.                              9,800  300,963
    Inaba Seisakusho Co., Ltd.                                  400    5,048
    Inabata & Co., Ltd.                                      17,000  159,984
    Inageya Co., Ltd.                                         3,800   37,153
    Ines Corp.                                               16,800  110,383
    Infocom Corp.                                             3,000   25,229
#   Infomart Corp.                                            2,600   41,186
    Information Services International-Dentsu, Ltd.           2,900   36,277
    Innotech Corp.                                            4,400   18,685
    Intage Holdings, Inc.                                     1,000   12,512
#   Internet Initiative Japan, Inc.                           7,200  167,052
    Inui Steamship Co., Ltd.                                 15,700   48,317
    Inui Warehouse Co., Ltd.                                  1,600   14,698
    Iriso Electronics Co., Ltd.                               1,800   90,599
    Ise Chemical Corp.                                        3,000   20,062
#   Iseki & Co., Ltd.                                        63,000  162,809
#   Isetan Mitsukoshi Holdings, Ltd.                         23,100  287,458
#*  Ishihara Sangyo Kaisha, Ltd.                            145,000  137,932
    Ishii Iron Works Co., Ltd.                                7,000   16,854
#   Ishizuka Glass Co., Ltd.                                  3,000    5,817
#   Isuzu Motors, Ltd.                                       66,000  383,298
    IT Holdings Corp.                                        32,700  506,915
    Itfor, Inc.                                               3,200   12,910
    Ito En, Ltd.                                              3,100   66,278

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    ITOCHU Corp.                                             66,600 $746,572
    Itochu Enex Co., Ltd.                                    20,800  116,788
#   Itochu Techno-Solutions Corp.                             3,400  142,083
    Itochu-Shokuhin Co., Ltd.                                 1,600   53,888
    Itoham Foods, Inc.                                       69,000  312,725
    Itoki Corp.                                              13,453  101,013
    Iwai Cosmo Holdings, Inc.                                 6,600   64,286
    Iwaki & Co., Ltd.                                         3,000    5,846
    Iwasaki Electric Co., Ltd.                               40,000   96,728
#   Iwatani Corp.                                            50,000  293,414
    Iyo Bank, Ltd. (The)                                     58,400  525,076
    Izumi Co., Ltd.                                           2,600   76,083
    Izumiya Co., Ltd.                                        20,000   94,882
#*  Izutsuya Co., Ltd.                                       62,000   42,559
    J Front Retailing Co., Ltd.                              68,000  432,245
#   J-Oil Mills, Inc.                                        39,000  104,266
    Jamco Corp.                                                 600   10,740
#*  Janome Sewing Machine Co., Ltd.                          66,000   52,979
    Japan Airport Terminal Co., Ltd.                         11,400  263,045
    Japan Aviation Electronics Industry, Ltd.                16,000  272,351
*   Japan Communications, Inc.                               27,500  118,742
    Japan Digital Laboratory Co., Ltd.                        2,500   36,425
#   Japan Drilling Co., Ltd.                                  2,300   90,194
    Japan Exchange Group, Inc.                                8,400  166,202
    Japan Pulp & Paper Co., Ltd.                             21,000   71,531
*   Japan Radio Co., Ltd.                                    24,000   93,433
#   Japan Steel Works, Ltd. (The)                            89,000  376,037
    Japan Transcity Corp.                                    11,000   33,493
#   Japan Vilene Co., Ltd.                                    6,000   33,056
    Japan Wool Textile Co., Ltd. (The)                       17,000  126,255
    JBCC Holdings, Inc.                                       6,000   45,523
    Jeol, Ltd.                                               22,000   81,703
    JFE Holdings, Inc.                                       25,160  464,988
    JGC Corp.                                                 4,000  129,526
    Jimoto Holdings, Inc.                                    34,600   68,466
#   Jin Co., Ltd.                                             2,200   64,137
    JK Holdings Co., Ltd.                                     2,200   11,393
    JMS Co., Ltd.                                             7,000   20,001
    Joshin Denki Co., Ltd.                                   10,000   81,040
    Jowa Holdings Co., Ltd.                                   3,700  128,552
    Joyo Bank, Ltd. (The)                                   104,000  506,178
#   JP-Holdings, Inc.                                        10,800   47,701
    JSP Corp.                                                 5,900   88,596
#   JSR Corp.                                                 6,600  108,153
    JTEKT Corp.                                              22,400  326,827
*   Juki Corp.                                               17,000   34,965
    Juroku Bank, Ltd. (The)                                 136,000  475,078
*   Justsystems Corp.                                         7,800   51,121
#*  JVC Kenwood Corp.                                        57,470  121,486
    JX Holdings, Inc.                                       160,970  836,368
*   K&O Energy Group, Inc.                                    6,000   83,283
    K's Holdings Corp.                                       13,080  379,586

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    kabu.com Securities Co., Ltd.                            18,100 $ 80,306
    Kadokawa Corp.                                            7,600  249,546
    Kaga Electronics Co., Ltd.                                7,500   89,814
#   Kagome Co., Ltd.                                         11,200  189,531
    Kagoshima Bank, Ltd. (The)                               48,000  299,813
    Kajima Corp.                                             50,843  193,585
    Kakaku.com, Inc.                                          8,000  114,133
    Kaken Pharmaceutical Co., Ltd.                           14,000  241,252
    Kameda Seika Co., Ltd.                                    1,400   39,808
    Kamei Corp.                                               8,000   58,909
    Kamigumi Co., Ltd.                                       71,000  676,794
    Kanagawa Chuo Kotsu Co., Ltd.                             7,000   34,179
#   Kanamoto Co., Ltd.                                        8,000  251,310
    Kandenko Co., Ltd.                                       44,000  236,029
    Kaneka Corp.                                             79,000  463,360
#   Kanematsu Corp.                                         157,000  241,604
    Kanematsu Electronics, Ltd.                               1,400   18,696
#   Kansai Paint Co., Ltd.                                   14,000  195,732
    Kansai Super Market, Ltd.                                 1,900   14,947
    Kansai Urban Banking Corp.                              103,000  129,186
#*  Kanto Denka Kogyo Co., Ltd.                              21,000   50,256
*   Kappa Create Holdings Co., Ltd.                           1,100   10,609
    Kasai Kogyo Co., Ltd.                                     8,000   52,429
    Kasumi Co., Ltd.                                         13,600   95,953
    Katakura Industries Co., Ltd.                             9,800  125,995
    Kato Sangyo Co., Ltd.                                     9,200  191,348
    Kato Works Co., Ltd.                                     19,000  109,585
#   KAWADA TECHNOLOGIES, Inc.                                 1,000   29,646
    Kawai Musical Instruments Manufacturing Co., Ltd.        36,000   64,155
#   Kawasaki Heavy Industries, Ltd.                          77,000  285,790
    Kawasaki Kisen Kaisha, Ltd.                             248,000  497,970
    Kawasumi Laboratories, Inc.                               5,000   29,845
    KDDI Corp.                                                8,100  431,986
#   Keihan Electric Railway Co., Ltd.                        99,000  408,120
    Keihanshin Building Co., Ltd.                            23,500  119,186
    Keihin Co., Ltd.                                         17,000   24,353
    Keihin Corp.                                             18,000  261,223
    Keisei Electric Railway Co., Ltd.                        13,000  113,139
    Keiyo Bank, Ltd. (The)                                   96,000  422,552
#   Keiyo Co., Ltd.                                          10,800   49,786
    Kenko Mayonnaise Co., Ltd.                                  900    7,736
    Kewpie Corp.                                             11,500  165,422
    KEY Coffee, Inc.                                          7,600  117,163
    Kikkoman Corp.                                           10,000  203,183
    Kimoto Co., Ltd.                                         19,800   62,376
#   Kimura Chemical Plants Co., Ltd.                            800    3,649
#*  Kintetsu Department Store Co., Ltd.                      11,000   39,109
    Kintetsu World Express, Inc.                              4,500  178,592
    Kinugawa Rubber Industrial Co., Ltd.                     23,000   96,015
    Kirin Holdings Co., Ltd.                                 26,680  369,518
    Kita-Nippon Bank, Ltd. (The)                              2,200   57,693
    Kitagawa Iron Works Co., Ltd.                            47,000   76,545

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Kitano Construction Corp.                                17,000 $ 42,014
    Kito Corp.                                                1,200   22,003
    Kitz Corp.                                               37,300  176,133
    Kiyo Bank, Ltd. (The)                                    19,500  229,457
*   KNT-CT Holdings Co., Ltd.                                20,000   32,905
    Koa Corp.                                                12,800  123,024
    Koatsu Gas Kogyo Co., Ltd.                                8,000   41,218
    Kobayashi Pharmaceutical Co., Ltd.                        1,700  103,226
    Kobe Steel, Ltd.                                        670,000  879,482
#   Kohnan Shoji Co., Ltd.                                   11,500  116,417
    Kohsoku Corp.                                               200    1,765
    Koito Manufacturing Co., Ltd.                            12,000  260,994
*   Kojima Co., Ltd.                                          9,400   30,101
    Kokusai Co., Ltd.                                           900    9,978
#   Kokuyo Co., Ltd.                                         34,200  261,531
    KOMAIHALTEC, Inc.                                        12,000   33,574
    Komatsu Seiren Co., Ltd.                                  5,000   25,197
    Komatsu, Ltd.                                            14,100  310,429
    Komeri Co., Ltd.                                         13,300  360,141
    Konaka Co., Ltd.                                          8,700   61,133
#   Konami Corp.                                             10,900  248,569
    Konami Corp. ADR                                            200    4,530
    Kondotec, Inc.                                            3,100   21,183
    Konica Minolta, Inc.                                     70,000  652,269
    Konishi Co., Ltd.                                         7,000  125,236
    Kose Corp.                                                8,900  295,809
#   Kosei Securities Co., Ltd.                               10,000   18,626
#   Koshidaka Holdings Co., Ltd.                              1,500   44,466
    Kotobuki Spirits Co., Ltd.                                  600   12,387
    Krosaki Harima Corp.                                     35,000   73,114
    KRS Corp.                                                 1,700   16,826
    KU Holdings Co., Ltd.                                       400    4,430
#   Kubota Corp.                                              9,000  115,997
#*  Kumagai Gumi Co., Ltd.                                   81,000  209,487
    Kumiai Chemical Industry Co., Ltd.                       18,000  122,392
    Kura Corp.                                                4,200   84,475
    Kurabo Industries, Ltd.                                  76,000  129,456
    Kuraray Co., Ltd.                                        13,300  149,542
    Kureha Corp.                                             50,000  236,445
    Kurimoto, Ltd.                                           43,000   89,700
    Kurita Water Industries, Ltd.                            14,700  309,583
#   Kuroda Electric Co., Ltd.                                13,300  213,679
    Kusuri No Aoki Co., Ltd.                                    400   26,768
    KYB Co., Ltd.                                            79,000  321,808
    Kyocera Corp.                                             8,400  395,051
#   Kyocera Corp. Sponsored ADR                               2,504  118,039
    Kyodo Printing Co., Ltd.                                 24,000   64,658
    Kyodo Shiryo Co., Ltd.                                   18,000   19,022
#   Kyoei Steel, Ltd.                                         8,900  154,275
    Kyokuto Kaihatsu Kogyo Co., Ltd.                         12,500  164,334
#   Kyokuto Securities Co., Ltd.                              5,200   81,559
    Kyokuyo Co., Ltd.                                        31,000   80,123

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    KYORIN Holdings, Inc.                                   14,700 $283,343
    Kyoritsu Maintenance Co., Ltd.                           3,600  122,955
    Kyosan Electric Manufacturing Co., Ltd.                 20,000   69,175
    Kyoto Kimono Yuzen Co., Ltd.                             1,000    9,902
    Kyowa Electronics Instruments Co., Ltd.                  3,000   14,319
    Kyowa Exeo Corp.                                        26,500  342,796
    Kyowa Hakko Kirin Co., Ltd.                             31,000  353,019
    Kyudenko Corp.                                          15,000  129,347
    LAC Co., Ltd.                                            3,300   17,297
    Land Business Co., Ltd.                                  1,900    7,577
    Lasertec Corp.                                           6,000   59,697
#   Lawson, Inc.                                             2,300  159,738
    LEC, Inc.                                                1,400   14,332
#*  Leopalace21 Corp.                                       55,000  284,443
#   Life Corp.                                               3,600   55,023
    Lintec Corp.                                            19,500  362,587
    Lion Corp.                                              30,000  164,346
#*  Livesense, Inc.                                          2,000   18,562
#   LIXIL Group Corp.                                       10,300  272,949
    Look, Inc.                                              15,000   38,953
    M3, Inc.                                                 6,800   93,286
    Macnica, Inc.                                            4,700  139,360
    Maeda Corp.                                             50,000  372,083
    Maeda Kosen Co., Ltd.                                      900   13,400
    Maeda Road Construction Co., Ltd.                       20,000  310,112
    Maezawa Kyuso Industries Co., Ltd.                       1,300   17,043
    Makino Milling Machine Co., Ltd.                        44,000  327,577
#   Makita Corp.                                               900   47,870
    Makita Corp. Sponsored ADR                               1,988  106,159
    Mamiya-Op Co., Ltd.                                     27,000   52,342
    Mandom Corp.                                             3,600  126,430
    Mani, Inc.                                                 700   31,314
#   Mars Engineering Corp.                                   5,000   93,383
    Marubeni Corp.                                          71,000  474,451
    Marubun Corp.                                            2,700   14,904
    Marudai Food Co., Ltd.                                  39,000  116,083
*   Maruei Department Store Co., Ltd.                       18,000   24,736
    Maruetsu, Inc. (The)                                     9,000   29,943
#   Marufuji Sheet Piling Co., Ltd.                          3,000   10,285
#*  Maruha Nichiro Corp.                                    10,800  171,135
    Marui Group Co., Ltd.                                   67,800  602,242
    Maruka Machinery Co., Ltd.                               1,900   24,755
    Marusan Securities Co., Ltd.                            38,600  270,147
    Maruwa Co., Ltd.                                         3,500  124,184
    Maruyama Manufacturing Co., Inc.                        28,000   59,440
*   Maruzen CHI Holdings Co., Ltd.                             700    2,159
#   Maruzen Showa Unyu Co., Ltd.                            15,000   47,056
#   Marvelous AQL, Inc.                                      4,500   29,978
    Matsuda Sangyo Co., Ltd.                                 6,100   67,799
    Matsui Construction Co., Ltd.                            7,000   29,711
#   Matsui Securities Co., Ltd.                              4,400   40,509
    Matsumotokiyoshi Holdings Co., Ltd.                     10,300  303,948

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Matsuya Foods Co., Ltd.                                   2,100 $   37,728
    Max Co., Ltd.                                            11,000    120,680
    Maxvalu Tokai Co., Ltd.                                   1,500     19,715
    MEC Co., Ltd.                                             6,600     55,880
    Medical & Biological Laboratories Co., Ltd.               1,000      3,504
    Medipal Holdings Corp.                                   34,400    483,852
#*  Megachips Corp.                                           5,600     66,005
    Megmilk Snow Brand Co., Ltd.                             18,100    240,169
    Meidensha Corp.                                          51,000    211,132
    MEIJI Holdings Co., Ltd.                                  5,750    352,859
    Meiko Network Japan Co., Ltd.                             2,800     30,267
    Meisei Industrial Co., Ltd.                              13,000     61,743
    Meitec Corp.                                              2,200     58,571
    Meito Sangyo Co., Ltd.                                    1,100     11,638
    Meiwa Corp.                                               9,600     38,180
    Meiwa Estate Co., Ltd.                                    2,000      7,898
    Melco Holdings, Inc.                                      7,300    111,005
    Message Co., Ltd.                                         3,600    115,537
    Michinoku Bank, Ltd. (The)                               39,000     82,133
#   Micronics Japan Co., Ltd.                                 4,000    110,085
    Mie Bank, Ltd. (The)                                     26,000     55,980
    Mikuni Corp.                                              5,000     18,724
    Milbon Co., Ltd.                                          2,352     77,589
    Mimasu Semiconductor Industry Co., Ltd.                   4,200     38,128
    Minato Bank, Ltd. (The)                                  75,000    127,644
    Minebea Co., Ltd.                                        81,000    656,422
    Ministop Co., Ltd.                                        7,800    118,131
    Miraca Holdings, Inc.                                     5,500    238,410
    Mirait Holdings Corp.                                    26,510    233,184
    Miroku Jyoho Service Co., Ltd.                            1,500      5,869
    Misawa Homes Co., Ltd.                                    9,800    120,285
    MISUMI Group, Inc.                                        5,300    128,971
    Mitani Corp.                                              3,400     76,596
    Mito Securities Co., Ltd.                                26,000     90,828
    Mitsuba Corp.                                            10,100    148,271
    Mitsubishi Chemical Holdings Corp.                      377,600  1,511,165
    Mitsubishi Corp.                                         62,000  1,110,253
    Mitsubishi Electric Corp.                                28,000    318,831
    Mitsubishi Gas Chemical Co., Inc.                        72,789    420,246
    Mitsubishi Heavy Industries, Ltd.                        96,000    505,435
#*  Mitsubishi Kakoki Kaisha, Ltd.                           23,000     34,911
#   Mitsubishi Logistics Corp.                               33,000    473,450
    Mitsubishi Materials Corp.                              138,800    402,594
    Mitsubishi Motors Corp.                                  24,400    264,455
    Mitsubishi Nichiyu Forklift Co., Ltd.                     7,000     48,777
#*  Mitsubishi Paper Mills, Ltd.                            102,000     87,748
    Mitsubishi Pencil Co., Ltd.                               4,125    122,596
    Mitsubishi Research Institute, Inc.                       1,200     25,472
    Mitsubishi Shokuhin Co., Ltd.                             5,700    127,632
    Mitsubishi Steel Manufacturing Co., Ltd.                 57,000    114,254
    Mitsubishi Tanabe Pharma Corp.                           26,900    368,860
    Mitsubishi UFJ Financial Group, Inc.                    543,100  2,889,017

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
    Mitsubishi UFJ Financial Group, Inc. ADR                  16,850 $   90,148
    Mitsuboshi Belting Co., Ltd.                              22,000    114,938
    Mitsui & Co., Ltd.                                        67,500    957,310
    Mitsui & Co., Ltd. Sponsored ADR                             471    133,105
#   Mitsui Chemicals, Inc.                                   238,000    579,953
    Mitsui Engineering & Shipbuilding Co., Ltd.              319,000    618,933
    Mitsui High-Tec, Inc.                                      8,600     54,242
    Mitsui Home Co., Ltd.                                      6,000     27,655
    Mitsui Knowledge Industry Co., Ltd.                        7,800     11,453
    Mitsui Matsushima Co., Ltd.                               57,000     82,622
    Mitsui Mining & Smelting Co., Ltd.                       265,000    657,107
    Mitsui OSK Lines, Ltd.                                   166,000    553,787
    Mitsui Sugar Co., Ltd.                                    36,000    149,370
    Mitsui-Soko Co., Ltd.                                     33,000    130,928
    Mitsuuroko Group Holdings Co., Ltd.                       11,300     61,536
#   Miura Co., Ltd.                                            7,900    224,408
#   Miyaji Engineering Group, Inc.                            23,000     51,340
    Miyazaki Bank, Ltd. (The)                                 63,000    192,477
    Miyoshi Oil & Fat Co., Ltd.                               20,000     26,843
    Mizuho Financial Group, Inc.                           1,155,460  2,263,092
#   Mizuno Corp.                                              42,000    229,186
    Mochida Pharmaceutical Co., Ltd.                           2,200    155,018
    Modec, Inc.                                                3,000     66,478
#   Monex Group, Inc.                                         11,100     37,213
#   Money Partners Group Co., Ltd.                             4,900     11,189
    Monogatari Corp. (The)                                     1,000     36,057
    MonotaRO Co., Ltd.                                         5,400    108,960
    Morinaga & Co., Ltd.                                      66,000    145,476
    Morinaga Milk Industry Co., Ltd.                          78,000    291,159
    Morita Holdings Corp.                                     13,000    108,273
    Mory Industries, Inc.                                      7,000     26,401
    MOS Food Services, Inc.                                    2,900     57,796
#   Moshi Moshi Hotline, Inc.                                 10,900    110,340
    Mr Max Corp.                                               8,900     28,512
    MS&AD Insurance Group Holdings                            23,282    522,265
    MTI, Ltd.                                                  5,400     30,040
    Murakami Corp.                                             2,000     28,895
#   Murata Manufacturing Co., Ltd.                             2,100    175,064
#   Musashi Seimitsu Industry Co., Ltd.                        7,300    161,089
    Musashino Bank, Ltd. (The)                                11,400    365,313
#   Mutoh Holdings Co., Ltd.                                  15,000     65,445
#   Nabtesco Corp.                                             4,700    101,465
    NAC Co., Ltd.                                              2,800     41,307
    Nachi-Fujikoshi Corp.                                     43,000    265,943
    Nagaileben Co., Ltd.                                       1,800     34,644
    Nagano Bank, Ltd. (The)                                   20,000     35,063
    Nagase & Co., Ltd.                                        29,600    362,692
    Nagatanien Co., Ltd.                                       3,000     28,935
    Nagoya Railroad Co., Ltd.                                 39,000    123,743
    Nakabayashi Co., Ltd.                                      9,000     17,691
    Nakamuraya Co., Ltd.                                      10,083     39,209
    Nakanishi, Inc.                                            2,000     68,515

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
*   Nakayama Steel Works, Ltd.                               31,000 $ 23,067
    Nakayamafuku Co., Ltd.                                      600    5,083
    Namco Bandai Holdings, Inc.                               8,000  172,841
    Nankai Electric Railway Co., Ltd.                        23,000   89,215
    Nanto Bank, Ltd. (The)                                   72,000  270,243
    Natori Co., Ltd.                                            700    7,570
    NDS Co., Ltd.                                            10,000   27,809
#   NEC Capital Solutions, Ltd.                               1,400   24,229
    NEC Corp.                                               340,000  956,419
    NEC Networks & System Integration Corp.                   6,900  145,772
    NET One Systems Co., Ltd.                                36,100  293,707
    Neturen Co., Ltd.                                        12,700   87,132
#*  New Japan Chemical Co., Ltd.                              6,900   14,389
    Nexon Co., Ltd.                                           8,500   66,204
    Next Co., Ltd.                                            5,400   46,939
    NGK Insulators, Ltd.                                      7,000  132,377
    NGK Spark Plug Co., Ltd.                                  8,000  183,157
    NHK Spring Co., Ltd.                                     33,400  302,333
    Nice Holdings, Inc.                                      15,000   30,317
    Nichi-iko Pharmaceutical Co., Ltd.                       10,850  168,292
    Nichia Steel Works, Ltd.                                  2,000    5,184
#   Nichias Corp.                                            29,000  196,435
    Nichiban Co., Ltd.                                        9,000   30,372
    Nichicon Corp.                                           23,000  170,602
    Nichiden Corp.                                              200    4,788
    Nichiha Corp.                                             8,900  102,538
    Nichii Gakkan Co.                                        18,500  163,178
    Nichimo Co., Ltd.                                        13,000   23,174
    Nichirei Corp.                                           84,000  407,901
    Nichireki Co., Ltd.                                       7,000   68,453
#   Nidec Copal Electronics Corp.                             6,700   53,082
#   Nidec Corp.                                               3,794  214,496
    Nifco, Inc.                                              10,700  298,862
    NIFTY Corp.                                               1,700   24,114
#   Nihon Chouzai Co., Ltd.                                     720   19,995
#   Nihon Dempa Kogyo Co., Ltd.                              10,300   82,768
    Nihon Eslead Corp.                                        1,600   16,271
    Nihon Kohden Corp.                                        5,500  225,244
    Nihon M&A Center, Inc.                                    6,400  149,627
    Nihon Nohyaku Co., Ltd.                                  12,000  149,528
    Nihon Parkerizing Co., Ltd.                              10,000  217,962
    Nihon Tokushu Toryo Co., Ltd.                             2,200   12,242
    Nihon Trim Co., Ltd.                                        500   17,368
    Nihon Unisys, Ltd.                                        5,300   53,822
    Nihon Yamamura Glass Co., Ltd.                           28,000   46,608
    Nikkiso Co., Ltd.                                        13,700  153,552
#   Nikko Co., Ltd.                                           9,000   38,713
#   Nikon Corp.                                              15,300  239,880
    Nippo Corp.                                              22,000  336,149
    Nippon Beet Sugar Manufacturing Co., Ltd.                46,000   86,555
#   Nippon Carbide Industries Co., Inc.                      28,000   58,234
#   Nippon Carbon Co., Ltd.                                  50,000   88,195

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
#*  Nippon Chemi-Con Corp.                                   60,000 $191,793
*   Nippon Chemical Industrial Co., Ltd.                     45,000   58,620
    Nippon Chemiphar Co., Ltd.                                5,000   24,066
    Nippon Chutetsukan K.K.                                  12,000   25,835
    Nippon Coke & Engineering Co., Ltd.                      81,500   95,003
#   Nippon Concrete Industries Co., Ltd.                     19,000   77,604
    Nippon Denko Co., Ltd.                                   41,000  114,068
    Nippon Densetsu Kogyo Co., Ltd.                          14,000  207,768
    Nippon Electric Glass Co., Ltd.                         112,000  547,895
    Nippon Express Co., Ltd.                                108,000  510,550
    Nippon Filcon Co., Ltd.                                   1,800    7,435
    Nippon Fine Chemical Co., Ltd.                            4,800   29,465
    Nippon Flour Mills Co., Ltd.                             47,000  262,231
    Nippon Formula Feed Manufacturing Co., Ltd.              18,000   21,855
    Nippon Gas Co., Ltd.                                      5,900   97,717
    Nippon Hume Corp.                                        10,000   72,852
#   Nippon Jogesuido Sekkei Co., Ltd.                         1,400   17,006
    Nippon Kanzai Co., Ltd.                                     500   10,135
    Nippon Kasei Chemical Co., Ltd.                           8,000   10,093
    Nippon Kayaku Co., Ltd.                                  20,000  238,001
*   Nippon Kinzoku Co., Ltd.                                 16,000   20,208
    Nippon Kodoshi Corp.                                      1,500   15,160
    Nippon Koei Co., Ltd.                                    29,000  138,945
    Nippon Konpo Unyu Soko Co., Ltd.                         19,100  322,734
*   Nippon Koshuha Steel Co., Ltd.                           18,000   16,063
    Nippon Light Metal Holdings Co., Ltd.                   216,700  305,563
    Nippon Meat Packers, Inc.                                21,000  363,959
    Nippon Paint Co., Ltd.                                   11,000  170,185
#   Nippon Paper Industries Co., Ltd.                        39,824  727,812
    Nippon Parking Development Co., Ltd.                     38,200   40,633
    Nippon Pillar Packing Co., Ltd.                           6,000   43,071
#   Nippon Piston Ring Co., Ltd.                             51,000   89,105
    Nippon Road Co., Ltd. (The)                              22,000  111,995
    Nippon Seiki Co., Ltd.                                    6,000  104,912
    Nippon Seisen Co., Ltd.                                   6,000   23,719
    Nippon Sharyo, Ltd.                                      20,000   71,739
*   Nippon Sheet Glass Co., Ltd.                            379,000  486,121
    Nippon Shinyaku Co., Ltd.                                15,000  264,239
    Nippon Shokubai Co., Ltd.                                38,000  438,454
    Nippon Signal Co., Ltd. (The)                            23,000  190,718
    Nippon Soda Co., Ltd.                                    59,000  327,801
    Nippon Steel & Sumikin Bussan Corp.                      59,000  208,440
    Nippon Steel & Sumikin Texeng Co., Ltd.                  18,000   69,663
    Nippon Steel & Sumitomo Metal Corp.                     256,562  673,126
*   Nippon Suisan Kaisha, Ltd.                              100,600  231,498
    Nippon Synthetic Chemical Industry Co., Ltd. (The)       15,000   99,943
    Nippon Television Holdings, Inc.                          3,000   44,723
    Nippon Thompson Co., Ltd.                                30,000  136,722
    Nippon Valqua Industries, Ltd.                           21,000   55,902
#*  Nippon Yakin Kogyo Co., Ltd.                             33,500   93,182
#   Nippon Yusen K.K.                                       246,217  667,377
#   Nipro Corp.                                              41,200  356,677

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Nishi-Nippon City Bank, Ltd. (The)                      212,000 $  482,214
    Nishi-Nippon Railroad Co., Ltd.                          29,000    111,531
    Nishikawa Rubber Co., Ltd.                                1,400     23,087
    Nishimatsu Construction Co., Ltd.                        76,000    273,474
    Nishimatsuya Chain Co., Ltd.                             21,000    150,530
    Nishio Rent All Co., Ltd.                                 5,600    206,043
    Nissan Chemical Industries, Ltd.                         10,400    154,995
    Nissan Motor Co., Ltd.                                  107,200    924,985
    Nissan Shatai Co., Ltd.                                  16,000    243,754
    Nissan Tokyo Sales Holdings Co., Ltd.                     5,000     16,232
    Nissei ASB Machine Co., Ltd.                              2,500     39,781
    Nissei Build Kogyo Co., Ltd.                             22,000     49,623
    Nissei Plastic Industrial Co., Ltd.                       2,700     15,216
#*  Nissha Printing Co., Ltd.                                 5,200     67,780
#   Nisshin Oillio Group, Ltd. (The)                         45,000    150,669
#   Nisshin Seifun Group, Inc.                               59,050    687,022
    Nisshin Steel Co., Ltd.                                  29,440    302,361
    Nisshinbo Holdings, Inc.                                 60,000    514,036
    Nissin Corp.                                             19,000     53,575
#   Nissin Electric Co., Ltd.                                21,000    116,790
    Nissin Foods Holdings Co., Ltd.                           2,200    105,307
    Nissin Kogyo Co., Ltd.                                   14,900    275,010
    Nissin Sugar Co., Ltd.                                      700     14,895
    Nissui Pharmaceutical Co., Ltd.                           3,400     35,104
    Nitori Holdings Co., Ltd.                                 1,700     77,977
    Nitta Corp.                                               7,800    160,234
#   Nitta Gelatin, Inc.                                       1,900     19,255
    Nittan Valve Co., Ltd.                                    4,200     12,591
    Nittetsu Mining Co., Ltd.                                28,000    104,515
*   Nitto Boseki Co., Ltd.                                   54,000    225,324
#   Nitto Denko Corp.                                         7,800    337,709
    Nitto Kogyo Corp.                                         7,600    157,574
    Nitto Kohki Co., Ltd.                                     4,200     76,470
    Nitto Seiko Co., Ltd.                                     7,000     20,202
    Nittoc Construction Co., Ltd.                            12,200     43,668
#   Nittoku Engineering Co., Ltd.                             4,300     37,045
    NKSJ Holdings, Inc.                                      47,550  1,186,317
    NOF Corp.                                                45,000    312,092
    Nohmi Bosai, Ltd.                                         8,000     91,693
    NOK Corp.                                                26,600    434,878
    Nomura Co., Ltd.                                          9,000     63,974
    Nomura Holdings, Inc.                                   115,100    666,529
    Nomura Holdings, Inc. ADR                                 7,820     45,825
    Nomura Real Estate Holdings, Inc.                         9,600    179,369
    Nomura Research Institute, Ltd.                           4,800    139,187
    Noritake Co., Ltd.                                       41,000    100,328
    Noritz Corp.                                             12,000    213,191
    North Pacific Bank, Ltd.                                137,300    556,158
    NS Solutions Corp.                                        4,900    122,595
#   NS United Kaiun Kaisha, Ltd.                             57,000    128,083
    NSD Co., Ltd.                                            12,400    153,302
    NSK, Ltd.                                                18,000    189,229

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
*   NTN Corp.                                               131,000 $448,337
    NTT Data Corp.                                            5,600  216,359
    NTT DOCOMO, Inc.                                         55,772  889,594
#   NTT DOCOMO, Inc. Sponsored ADR                            3,100   49,538
    NTT Urban Development Corp.                               2,400   21,109
    Nuflare Technology, Inc.                                    400   24,884
    Obara Group, Inc.                                         3,300  123,970
#   Obayashi Corp.                                           99,000  639,232
    Obayashi Road Corp.                                       8,000   44,385
    OBIC Business Consultants, Ltd.                           1,400   45,364
    Obic Co., Ltd.                                            4,000  120,027
    Odelic Co., Ltd.                                          1,100   29,890
    Oenon Holdings, Inc.                                     18,000   45,586
    Ogaki Kyoritsu Bank, Ltd. (The)                         137,000  370,043
    Ohara, Inc.                                               1,500    8,817
    Ohashi Technica, Inc.                                     2,200   17,751
#   Ohsho Food Service Corp.                                  2,300   85,005
    OIE Sangyo Co., Ltd.                                      1,187    9,657
#   Oiles Corp.                                               7,280  163,961
    Oita Bank, Ltd. (The)                                    65,000  236,659
    Oji Holdings Corp.                                      183,000  768,873
    Okabe Co., Ltd.                                          14,500  199,376
    Okamoto Industries, Inc.                                 26,000   85,466
    Okamura Corp.                                            27,000  230,961
    Oki Electric Industry Co., Ltd.                         153,000  299,509
    Okinawa Cellular Telephone Co.                            1,900   48,522
    Okinawa Electric Power Co., Inc. (The)                    2,100   68,635
    OKK Corp.                                                41,000   52,676
#   OKUMA Corp.                                              41,000  350,934
    Okumura Corp.                                            54,000  246,715
    Okura Industrial Co., Ltd.                               15,000   42,987
    Okuwa Co., Ltd.                                           5,000   45,642
    Olympic Group Corp.                                       2,300   20,731
#*  Olympus Corp.                                             8,500  259,628
    Omron Corp.                                               6,700  237,276
    ONO Sokki Co., Ltd.                                       8,000   36,365
    Onoken Co., Ltd.                                          4,800   50,543
    Onward Holdings Co., Ltd.                                54,000  363,208
#   OPT, Inc.                                                 5,500   41,931
    Optex Co., Ltd.                                           4,600   74,980
    Oracle Corp. Japan                                        1,000   46,086
    Organo Corp.                                             14,000   66,612
#   Origin Electric Co., Ltd.                                 7,000   19,513
    Osaka Organic Chemical Industry, Ltd.                     2,300    9,826
    Osaka Steel Co., Ltd.                                     3,900   61,657
#   OSAKA Titanium Technologies Co., Ltd.                     3,500   71,887
    Osaki Electric Co., Ltd.                                 14,000   84,746
    OSG Corp.                                                 8,400  135,394
    Otsuka Corp.                                                500   59,190
    Otsuka Holdings Co., Ltd.                                 8,200  236,224
    OUG Holdings, Inc.                                       15,000   30,537
    Outsourcing, Inc.                                           800   10,026

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Oyo Corp.                                                 2,800 $   38,841
    Pacific Industrial Co., Ltd.                             18,500    129,402
#*  Pacific Metals Co., Ltd.                                 62,000    288,388
    Pack Corp. (The)                                          4,300     81,159
    Pal Co., Ltd.                                             3,100     59,158
#   Paltac Corp.                                             13,350    164,906
    PanaHome Corp.                                           34,000    226,080
    Panasonic Corp.                                          19,899    216,900
    Panasonic Corp. Sponsored ADR                            27,580    301,725
    Panasonic Industrial Devices SUNX Co., Ltd.               9,300     42,109
    Paramount Bed Holdings Co., Ltd.                          4,200    126,761
    Parco Co., Ltd.                                           8,606     68,920
    Paris Miki Holdings, Inc.                                 7,500     37,323
    Park24 Co., Ltd.                                          6,800    124,298
    Pasona Group, Inc.                                        9,400     47,954
    Penta-Ocean Construction Co., Ltd.                      104,500    341,784
    Pigeon Corp.                                              2,800    125,359
    Pilot Corp.                                               2,400    100,878
    Piolax, Inc.                                              3,400    117,691
*   Pioneer Corp.                                           130,200    281,322
    Plenus Co., Ltd.                                          6,000    136,929
    Pola Orbis Holdings, Inc.                                 2,700    105,666
    Press Kogyo Co., Ltd.                                    44,000    161,369
    Pressance Corp.                                           3,200     79,378
    Prestige International, Inc.                                400      3,754
    Prima Meat Packers, Ltd.                                 57,000    125,735
    Pronexus, Inc.                                            6,000     40,882
    Proto Corp.                                               3,200     44,184
#   PS Mitsubishi Construction Co., Ltd.                     12,500     55,698
    Psc, Inc.                                                   800     23,439
    Qol Co., Ltd.                                             6,300     39,087
    Raito Kogyo Co., Ltd.                                    22,900    197,192
*   Rasa Industries, Ltd.                                     9,000     11,021
    Relo Holdings, Inc.                                       2,500    137,089
    Rengo Co., Ltd.                                          91,000    406,653
*   Renown, Inc.                                             44,300     51,243
    Resona Holdings, Inc.                                   102,900    526,128
    Resorttrust, Inc.                                        16,800    263,589
    Rhythm Watch Co., Ltd.                                    9,000     13,306
    Riberesute Corp.                                          1,700     11,031
    Ricoh Co., Ltd.                                         105,000  1,209,922
    Ricoh Leasing Co., Ltd.                                   9,200    240,138
    Right On Co., Ltd.                                        3,000     21,248
    Riken Corp.                                              40,000    163,657
    Riken Technos Corp.                                      16,000     82,842
#   Riken Vitamin Co., Ltd.                                   2,400     56,907
    Ringer Hut Co., Ltd.                                      2,000     29,724
    Rinnai Corp.                                                700     58,337
#   Rion Co., Ltd.                                            3,200     46,105
    Riso Kagaku Corp.                                         6,300    155,410
#   Riso Kyoiku Co., Ltd.                                     5,400     11,765
#   Rock Field Co., Ltd.                                      3,000     53,608

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Rohm Co., Ltd.                                              300 $ 14,347
    Rohto Pharmaceutical Co., Ltd.                           17,000  299,906
#   Rokko Butter Co., Ltd.                                    1,400   11,878
    Roland Corp.                                              6,500   92,394
    Roland DG Corp.                                           1,700   57,460
    Round One Corp.                                          29,100  209,020
    Royal Holdings Co., Ltd.                                  6,300   91,891
    Ryobi, Ltd.                                              56,000  165,898
    Ryoden Trading Co., Ltd.                                 10,000   67,457
#   Ryohin Keikaku Co., Ltd.                                  1,800  202,290
    Ryosan Co., Ltd.                                         13,700  289,581
    S Foods, Inc.                                             4,000   53,387
#   S&B Foods, Inc.                                             200    7,420
    Sagami Chain Co., Ltd.                                    3,000   27,202
    Saibu Gas Co., Ltd.                                      32,000   80,232
#   Saizeriya Co., Ltd.                                      10,300  118,015
    Sakai Chemical Industry Co., Ltd.                        43,000  121,198
    Sakai Heavy Industries, Ltd.                             18,000   63,937
    Sakai Moving Service Co., Ltd.                              700   23,662
#   Sakai Ovex Co., Ltd.                                     45,000   77,687
    Sakata INX Corp.                                         16,000  141,122
    Sakata Seed Corp.                                        15,000  209,543
    Sala Corp.                                                6,500   33,110
    San-A Co., Ltd.                                           5,400  155,630
    San-Ai Oil Co., Ltd.                                     25,000  166,408
    San-In Godo Bank, Ltd. (The)                             66,000  435,610
    Sanden Corp.                                             39,000  186,288
    Sanei Architecture Planning Co., Ltd.                     5,400   42,518
    Sangetsu Co., Ltd.                                        9,300  239,633
#*  Sanix, Inc.                                               7,200   85,236
    Sanken Electric Co., Ltd.                                42,000  292,590
    Sanki Engineering Co., Ltd.                              13,000   79,785
#   Sanko Marketing Foods Co., Ltd.                           3,300   29,580
    Sanko Metal Industrial Co., Ltd.                          4,000    9,136
    Sankyo Co., Ltd.                                          3,400  135,969
    Sankyo Seiko Co., Ltd.                                    7,100   24,523
    Sankyo Tateyama, Inc.                                     9,200  182,086
    Sankyu, Inc.                                            106,000  404,053
    Sanoh Industrial Co., Ltd.                                8,500   52,477
#   Sanrio Co., Ltd.                                          3,600  114,134
    Sanshin Electronics Co., Ltd.                            14,000   87,872
    Santen Pharmaceutical Co., Ltd.                           1,700   75,768
#   Sanwa Holdings Corp.                                     53,000  323,790
    Sanyo Chemical Industries, Ltd.                          27,000  165,389
    Sanyo Denki Co., Ltd.                                    16,000  107,769
    Sanyo Electric Railway Co., Ltd.                         10,000   46,117
    Sanyo Shokai, Ltd.                                       51,372  140,180
    Sanyo Special Steel Co., Ltd.                            46,000  179,414
    Sapporo Holdings, Ltd.                                  120,000  508,802
    Sata Construction Co., Ltd.                              17,000   19,507
#   Sato Holdings Corp.                                       7,900  171,463
    Sato Shoji Corp.                                          4,500   28,532

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Satori Electric Co., Ltd.                                 2,800 $ 17,720
    Sawada Holdings Co., Ltd.                                 8,100   68,703
    Sawai Pharmaceutical Co., Ltd.                            2,100  129,966
    Saxa Holdings, Inc.                                      10,000   14,958
    SBI Holdings, Inc.                                       57,550  658,138
    SBS Holdings, Inc.                                        1,700   28,785
    Scroll Corp.                                              5,100   13,694
    SCSK Corp.                                                1,655   43,777
    Secom Co., Ltd.                                           2,200  126,309
    Secom Joshinetsu Co., Ltd.                                  200    4,896
    Sega Sammy Holdings, Inc.                                 9,700  195,525
    Seibu Electric Industry Co., Ltd.                         2,000    9,103
    Seika Corp.                                              18,000   41,950
*   Seikitokyu Kogyo Co., Ltd.                               12,000   14,737
    Seiko Epson Corp.                                        34,950  953,785
    Seiko Holdings Corp.                                     60,000  219,250
    Seiko PMC Corp.                                             200    2,401
    Seino Holdings Co., Ltd.                                 46,000  454,652
    Seiren Co., Ltd.                                         19,200  161,321
    Sekisui Chemical Co., Ltd.                               27,000  273,623
    Sekisui House, Ltd.                                      76,140  913,954
    Sekisui Jushi Corp.                                      10,000  133,143
    Sekisui Plastics Co., Ltd.                               16,000   42,708
#   Senko Co., Ltd.                                          35,000  159,972
    Senshu Electric Co., Ltd.                                 1,400   17,938
    Senshu Ikeda Holdings, Inc.                              80,640  370,256
    Senshukai Co., Ltd.                                      10,700   91,040
    Seria Co., Ltd.                                           3,800  148,614
    Seven & I Holdings Co., Ltd.                             13,200  520,822
    Seven Bank, Ltd.                                         25,000   94,780
#*  Sharp Corp.                                             179,000  448,711
    Shibaura Electronics Co., Ltd.                              700   12,504
    Shibaura Mechatronics Corp.                              20,000   50,243
    Shibusawa Warehouse Co., Ltd. (The)                      15,000   49,812
#   Shibuya Kogyo Co., Ltd.                                   4,400  118,911
    Shidax Corp.                                              2,000    9,710
    Shiga Bank, Ltd. (The)                                   80,000  437,461
    Shikibo, Ltd.                                            50,000   54,774
    Shikoku Bank, Ltd. (The)                                 65,000  131,103
    Shikoku Chemicals Corp.                                  14,000   95,957
    Shima Seiki Manufacturing, Ltd.                          11,500  191,917
    Shimachu Co., Ltd.                                       19,300  424,071
    Shimadzu Corp.                                           27,000  230,647
    Shimamura Co., Ltd.                                       1,200  111,790
    SHIMANE BANK, Ltd. (The)                                  1,300   16,462
    Shimano, Inc.                                             2,500  249,904
    Shimizu Bank, Ltd. (The)                                  1,700   41,543
    Shimizu Corp.                                           137,000  776,603
    Shimojima Co., Ltd.                                       1,600   16,304
    Shin Nippon Air Technologies Co., Ltd.                    2,500   15,302
    Shin-Etsu Chemical Co., Ltd.                              8,900  522,092
    Shin-Etsu Polymer Co., Ltd.                               6,600   24,711

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Shin-Keisei Electric Railway Co., Ltd.                    5,000 $ 18,487
    Shinagawa Refractories Co., Ltd.                         20,000   39,778
    Shindengen Electric Manufacturing Co., Ltd.              38,000  155,246
#   Shinko Electric Industries Co., Ltd.                     30,600  201,522
    Shinko Plantech Co., Ltd.                                17,200  129,485
    Shinko Shoji Co., Ltd.                                    6,100   56,202
    Shinmaywa Industries, Ltd.                               36,000  317,914
    Shinnihon Corp.                                           9,500   27,917
#   Shinsei Bank, Ltd.                                      255,000  497,154
    Shinsho Corp.                                             8,000   18,020
    Shionogi & Co., Ltd.                                     14,200  248,903
#   Ship Healthcare Holdings, Inc.                            6,700  228,486
    Shiroki Corp.                                            19,000   36,462
    Shiseido Co., Ltd.                                       14,100  251,909
    Shizuoka Bank, Ltd. (The)                                86,000  821,730
    Shizuoka Gas Co., Ltd.                                   21,500  129,371
    Shobunsha Publications, Inc.                              1,800   11,119
#   Shoei Foods Corp.                                         2,300   17,893
    Shofu, Inc.                                               1,200   10,102
    Shoko Co., Ltd.                                          19,000   25,322
#   Showa Aircraft Industry Co., Ltd.                         2,822   32,974
#   Showa Corp.                                              18,000  197,945
#   Showa Denko K.K.                                        508,000  676,887
    Showa Sangyo Co., Ltd.                                   20,000   64,563
    Showa Shell Sekiyu K.K.                                  35,000  355,054
    Siix Corp.                                                6,800   99,852
    Sinanen Co., Ltd.                                        23,000   87,326
    Sinfonia Technology Co., Ltd.                            38,000   58,453
    Sinko Industries, Ltd.                                    2,900   27,570
    Sintokogio, Ltd.                                         18,400  132,223
    SKY Perfect JSAT Holdings, Inc.                          56,600  304,345
    SMC Corp.                                                   100   23,806
#   SMK Corp.                                                19,000   70,881
    SMS Co., Ltd.                                             2,300   49,011
    Sodick Co., Ltd.                                         20,600   76,491
    Soft99 Corp.                                              4,000   25,967
    Sogo Medical Co., Ltd.                                    2,300   95,150
    Sohgo Security Services Co., Ltd.                        16,900  358,297
    Sojitz Corp.                                            304,100  479,511
#   Sony Corp.                                               56,900  998,913
    Sony Corp. Sponsored ADR                                 17,008  300,021
    Sony Financial Holdings, Inc.                             5,300   84,986
    Sotetsu Holdings, Inc.                                   22,000   78,625
    Sotoh Co., Ltd.                                           1,500   13,710
    Space Co., Ltd.                                           4,200   39,097
    SPK Corp.                                                 1,082   19,909
#   Square Enix Holdings Co., Ltd.                           15,800  254,137
    ST Corp.                                                  2,200   21,330
    St Marc Holdings Co., Ltd.                                3,400  161,140
    Stanley Electric Co., Ltd.                                5,100  113,036
    Star Micronics Co., Ltd.                                 14,200  175,312
    Starbucks Coffee Japan, Ltd.                              5,800   61,683

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Start Today Co., Ltd.                                     3,100 $   64,965
    Starts Corp., Inc.                                        7,500     94,851
    Starzen Co., Ltd.                                        18,000     47,816
    Stella Chemifa Corp.                                      5,100     64,719
    Studio Alice Co., Ltd.                                    4,700     65,357
#   Sugi Holdings Co., Ltd.                                   1,600     71,967
#   Sumco Corp.                                              13,300    102,071
    Sumida Corp.                                              4,600     27,741
    Suminoe Textile Co., Ltd.                                13,000     39,357
    Sumitomo Bakelite Co., Ltd.                              83,000    316,102
    Sumitomo Chemical Co., Ltd.                             142,000    532,733
    Sumitomo Corp.                                           51,100    663,303
    Sumitomo Densetsu Co., Ltd.                               7,100     87,554
    Sumitomo Electric Industries, Ltd.                      114,200  1,580,662
    Sumitomo Forestry Co., Ltd.                              37,100    377,336
#   Sumitomo Heavy Industries, Ltd.                         156,000    663,764
    Sumitomo Metal Mining Co., Ltd.                          55,000    830,748
#*  Sumitomo Mitsui Construction Co., Ltd.                  161,800    166,673
    Sumitomo Mitsui Financial Group, Inc.                    63,441  2,507,842
    Sumitomo Mitsui Trust Holdings, Inc.                    135,000    556,294
    Sumitomo Osaka Cement Co., Ltd.                         171,000    680,088
    Sumitomo Precision Products Co., Ltd.                    10,000     36,696
    Sumitomo Real Estate Sales Co., Ltd.                      1,880     56,389
    Sumitomo Rubber Industries, Ltd.                         10,100    140,368
#   Sumitomo Seika Chemicals Co., Ltd.                       22,000    138,409
    Sumitomo Warehouse Co., Ltd. (The)                       57,000    276,382
    Sun Frontier Fudousan Co., Ltd.                           4,000     40,054
    Sun-Wa Technos Corp.                                      1,000      8,630
    Suncall Corp.                                             5,000     28,784
    Sundrug Co., Ltd.                                         1,600     65,460
    Suruga Bank, Ltd.                                        13,000    223,002
    Suzuken Co., Ltd.                                        22,400    807,410
    Suzuki Motor Corp.                                       10,600    273,481
*   SWCC Showa Holdings Co., Ltd.                           134,000    128,598
    Sysmex Corp.                                              4,600    145,829
    Systena Corp.                                             5,500     38,160
    T Hasegawa Co., Ltd.                                      6,600     97,916
    T RAD Co., Ltd.                                          36,000     94,003
    T&D Holdings, Inc.                                       88,700  1,058,749
    T&K Toka Co., Ltd.                                        2,300     47,705
#   T-Gaia Corp.                                              4,100     36,105
#   Tabuchi Electric Co., Ltd.                                8,000     52,831
#   Tachi-S Co., Ltd.                                         9,700    151,736
    Tachibana Eletech Co., Ltd.                               1,800     24,023
    Tadano, Ltd.                                             19,000    268,656
    Taihei Dengyo Kaisha, Ltd.                                4,000     26,263
    Taiheiyo Cement Corp.                                    67,000    235,029
#   Taiheiyo Kouhatsu, Inc.                                  17,000     15,800
    Taiho Kogyo Co., Ltd.                                     7,600     71,860
#   Taikisha, Ltd.                                            8,400    181,749
    Taiko Bank, Ltd. (The)                                    5,000     10,325
#   Taiko Pharmaceutical Co., Ltd.                            3,000     43,686

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Taisei Corp.                                             64,000 $296,702
    Taiyo Holdings Co., Ltd.                                  1,900   57,427
#   Taiyo Nippon Sanso Corp.                                 42,000  334,772
#   Taiyo Yuden Co., Ltd.                                    34,900  431,518
    Takagi Securities Co., Ltd.                              39,000   93,844
    Takamatsu Construction Group Co., Ltd.                    2,600   44,577
    Takaoka Toko Co., Ltd.                                    3,664   52,311
#   Takara Holdings, Inc.                                    22,000  168,433
    Takara Leben Co., Ltd.                                   13,200   36,205
    Takara Standard Co., Ltd.                                36,000  257,136
    Takasago International Corp.                             28,000  136,881
    Takasago Thermal Engineering Co., Ltd.                   24,800  242,470
#   Takashima & Co., Ltd.                                    26,000   56,890
#   Takashimaya Co., Ltd.                                    74,000  701,090
    Takata Corp.                                             11,400  268,607
    Take And Give Needs Co., Ltd.                             4,270   80,620
    Takeda Pharmaceutical Co., Ltd.                           9,800  440,805
#   Takeei Corp.                                              7,800   76,355
    Takeuchi Manufacturing Co., Ltd.                          4,800  139,431
    Takihyo Co., Ltd.                                         8,000   31,771
    Takiron Co., Ltd.                                        12,000   48,661
    Takisawa Machine Tool Co., Ltd.                          23,000   32,214
    Takuma Co., Ltd.                                         15,000  121,356
#   Tamron Co., Ltd.                                          6,700  167,588
    Tamura Corp.                                             20,000   47,700
    Tanseisha Co., Ltd.                                       9,100   34,486
    Tatsuta Electric Wire and Cable Co., Ltd.                13,000   65,050
    Tayca Corp.                                               6,000   16,511
    TBK Co., Ltd.                                             9,000   43,999
    TDK Corp.                                                19,700  840,037
#*  Teac Corp.                                               23,000   15,309
    Teijin, Ltd.                                            260,000  639,094
    Teikoku Electric Manufacturing Co., Ltd.                  2,600   74,066
    Teikoku Tsushin Kogyo Co., Ltd.                           9,000   14,811
#   Tekken Corp.                                             76,000  222,422
#*  tella, Inc.                                               1,700   18,379
    Terumo Corp.                                              9,300  184,564
    THK Co., Ltd.                                            11,900  251,524
    Toa Corp.(6894434)                                        5,000   50,328
    Toa Corp.(6894508)                                       74,000  139,207
    Toa Oil Co., Ltd.                                        24,000   36,842
    TOA ROAD Corp.                                           13,000   59,336
#   Toabo Corp.                                              38,000   26,051
    Toagosei Co., Ltd.                                       88,000  368,234
*   Tobishima Corp.                                          19,900   29,071
    Tobu Store Co., Ltd.                                      1,000    2,572
    TOC Co., Ltd.                                            19,300  131,279
    Tocalo Co., Ltd.                                          8,100  126,635
    Tochigi Bank, Ltd. (The)                                 40,000  155,929
    Toda Corp.                                               86,000  301,395
#   Toda Kogyo Corp.                                          9,000   24,333
    Toei Animation Co., Ltd.                                    900   23,513

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Toei Co., Ltd.                                           31,000 $173,551
    Toenec Corp.                                             13,000   62,933
    Toho Bank, Ltd. (The)                                    66,000  221,051
    Toho Co., Ltd.(6895200)                                   2,800   53,906
    Toho Co., Ltd.(6895211)                                  12,000   43,192
    Toho Gas Co., Ltd.                                       20,000   98,131
    Toho Holdings Co., Ltd.                                  19,900  401,149
#*  Toho Titanium Co., Ltd.                                  13,400   83,597
    Toho Zinc Co., Ltd.                                      62,000  197,264
    Tohoku Bank, Ltd. (The)                                  23,000   32,881
    Tohto Suisan Co., Ltd.                                   16,000   31,211
    Tokai Carbon Co., Ltd.                                   83,000  266,286
    Tokai Corp/Gifu                                           2,400   61,014
    TOKAI Holdings Corp.                                     24,100   83,551
    Tokai Lease Co., Ltd.                                     5,000    8,962
    Tokai Rika Co., Ltd.                                     19,800  344,108
#   Tokai Rubber Industries, Ltd.                            19,000  196,532
#   Token Corp.                                               2,020   89,669
    Tokio Marine Holdings, Inc.                              29,816  878,556
    Tokushu Tokai Paper Co., Ltd.                            25,000   55,115
#   Tokuyama Corp.                                          140,000  406,026
    Tokyo Derica Co., Ltd.                                    1,500   21,841
    Tokyo Dome Corp.                                         51,000  228,396
    Tokyo Electron Device, Ltd.                               1,300   17,131
    Tokyo Electron, Ltd.                                      6,300  358,318
    Tokyo Energy & Systems, Inc.                              5,000   26,070
#   Tokyo Keiki, Inc.                                        33,000   92,259
*   Tokyo Kikai Seisakusho, Ltd.                             20,000   16,470
    Tokyo Rakutenchi Co., Ltd.                                7,000   32,190
*   Tokyo Rope Manufacturing Co., Ltd.                       50,000   72,998
    Tokyo Seimitsu Co., Ltd.                                 11,300  190,426
    Tokyo Steel Manufacturing Co., Ltd.                      44,000  215,122
    Tokyo Tatemono Co., Ltd.                                 61,000  486,463
    Tokyo Tekko Co., Ltd.                                    13,000   48,826
    Tokyo Theatres Co., Inc.                                 43,000   58,516
    Tokyo Tomin Bank, Ltd. (The)                             11,600  120,351
#   Tokyu Construction Co., Ltd.                             46,530  206,022
    Tokyu Corp.                                               1,000    6,298
#   Tokyu Fudosan Holdings Corp.                             54,082  393,174
#   Tokyu Recreation Co., Ltd.                                3,853   22,567
    Toli Corp.                                                9,000   17,370
    Tomato Bank, Ltd.                                        22,000   36,357
    Tomen Electronics Corp.                                   2,900   46,469
#   Tomoe Corp.                                              12,000   51,988
    Tomoe Engineering Co., Ltd.                               2,200   34,700
    Tomoku Co., Ltd.                                         22,000   59,089
    TOMONY Holdings, Inc.                                    65,200  277,243
    Tomy Co., Ltd.                                           32,400  153,749
    Tonami Holdings Co., Ltd.                                11,000   20,038
    Topcon Corp.                                              3,000   52,319
    Toppan Forms Co., Ltd.                                   22,500  206,736
#   Toppan Printing Co., Ltd.                                86,000  590,635

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Topre Corp.                                              14,400 $  145,711
    Topy Industries, Ltd.                                    72,000    121,914
    Toray Industries, Inc.                                   52,000    339,392
#   Toridoll.corp                                             3,900     38,562
    Torigoe Co., Ltd. (The)                                     300      2,034
#   Torishima Pump Manufacturing Co., Ltd.                    7,800     95,640
    Tosei Corp.                                              17,500    105,877
    Toshiba Corp.                                            70,000    274,180
    Toshiba Machine Co., Ltd.                                49,000    220,065
    Toshiba Plant Systems & Services Corp.                    8,000    117,702
    Toshiba TEC Corp.                                        41,000    267,101
    Tosho Co., Ltd.                                             700     11,773
    Tosho Printing Co., Ltd.                                 11,000     42,188
    Tosoh Corp.                                             144,000    549,490
    Totetsu Kogyo Co., Ltd.                                   6,270    127,313
    TOTO, Ltd.                                               10,000    141,454
    Tottori Bank, Ltd. (The)                                  8,000     14,241
    Towa Bank, Ltd. (The)                                    98,000     93,077
#   Towa Corp.                                                7,700     39,121
#   Towa Pharmaceutical Co., Ltd.                             3,300    140,993
#   Toyo Construction Co., Ltd.                              29,900    105,985
#   Toyo Denki Seizo - Toyo Electric Manufacturing Co.,
      Ltd.                                                   18,000     64,775
#   Toyo Engineering Corp.                                   36,000    158,849
    Toyo Ink SC Holdings Co., Ltd.                           82,000    334,507
#   Toyo Kanetsu K.K.                                        55,000    130,924
    Toyo Kohan Co., Ltd.                                     21,000    101,719
    Toyo Machinery & Metal Co., Ltd.                          7,900     41,595
    Toyo Securities Co., Ltd.                                64,000    176,307
    Toyo Seikan Group Holdings, Ltd.                         26,300    391,130
    Toyo Sugar Refining Co., Ltd.                             8,000      7,593
    Toyo Suisan Kaisha, Ltd.                                  2,000     64,063
#   Toyo Tanso Co., Ltd.                                      5,500    132,418
    Toyo Tire & Rubber Co., Ltd.                             55,000    410,127
#   Toyo Wharf & Warehouse Co., Ltd.                         18,000     36,088
    Toyobo Co., Ltd.                                        370,000    597,495
    Toyoda Gosei Co., Ltd.                                   15,600    287,443
#   Toyota Boshoku Corp.                                      9,500     98,205
    Toyota Motor Corp.                                       13,880    749,911
    Toyota Motor Corp. Sponsored ADR                         19,878  2,155,173
#   Toyota Tsusho Corp.                                      24,700    650,578
    TPR Co., Ltd.                                             9,100    134,264
    Trancom Co., Ltd.                                         1,600     56,263
    Transcosmos, Inc.                                         3,900     72,708
    Trend Micro, Inc.                                         4,200    135,857
    Trusco Nakayama Corp.                                     7,300    164,521
    TS Tech Co., Ltd.                                         9,300    248,029
    TSI Holdings Co., Ltd.                                   21,305    143,673
    Tsubakimoto Chain Co.                                    41,000    292,611
    Tsubakimoto Kogyo Co., Ltd.                               2,000      5,453
#*  Tsudakoma Corp.                                          40,000     53,145
#   Tsugami Corp.                                            28,000    159,088
    Tsukamoto Corp. Co., Ltd.                                 3,000      3,909

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Tsukishima Kikai Co., Ltd.                                8,000 $ 85,136
    Tsukuba Bank, Ltd.                                       34,600  124,848
    Tsukui Corp.                                              5,200   58,388
#   Tsumura & Co.                                            10,900  259,082
    Tsuruha Holdings, Inc.                                    1,300  130,841
    Tsurumi Manufacturing Co., Ltd.                           4,000   48,858
    UACJ Corp.                                               61,067  241,556
    Ube Industries, Ltd.                                    400,200  678,025
    Uchida Yoko Co., Ltd.                                    31,000   86,690
    Ueki Corp.                                                3,000    5,875
    UKC Holdings Corp.                                        4,500   72,399
*   Ulvac, Inc.                                              21,300  403,681
*   Uniden Corp.                                             16,000   37,104
    Union Tool Co.                                            4,700  110,182
    Unipres Corp.                                            16,400  316,865
    United Arrows, Ltd.                                       4,500  174,051
*   Unitika, Ltd.                                            72,000   40,844
*   Universal Entertainment Corp.                             6,600  117,300
    UNY Group Holdings Co., Ltd.                             93,600  604,053
*   Usen Corp.                                               28,780  106,186
    Ushio, Inc.                                              34,900  455,851
    USS Co., Ltd.                                             4,000   58,305
    UT Holdings Co., Ltd.                                    10,900   66,304
    Valor Co., Ltd.                                          14,500  187,935
#   Village Vanguard Co., Ltd.                                1,800   21,153
    Vital KSK Holdings, Inc.                                  9,400   66,561
    VT Holdings Co., Ltd.                                    11,700   67,076
    Wacoal Holdings Corp.                                    47,000  463,620
#   Wacom Co., Ltd.                                          30,200  197,505
    Wakachiku Construction Co., Ltd.                         34,000   51,888
    Wakita & Co., Ltd.                                       16,000  181,608
    Warabeya Nichiyo Co., Ltd.                                5,100   95,214
    Watabe Wedding Corp.                                      1,400    9,330
#   WATAMI Co., Ltd.                                          7,100  103,402
    Weathernews, Inc.                                         1,700   44,599
#   Welcia Holdings Co., Ltd.                                 2,000  120,986
#   West Holdings Corp.                                       3,000   40,385
    Wood One Co., Ltd.                                        6,000   16,792
    Wowow, Inc.                                               2,200   73,916
    Xebio Co., Ltd.                                          10,200  188,640
    Yachiyo Bank, Ltd. (The)                                  5,100  137,860
    Yahagi Construction Co., Ltd.                             7,600   74,669
    Yaizu Suisankagaku Industry Co., Ltd.                       100      933
    Yakult Honsha Co., Ltd.                                   1,700   91,885
    YAMABIKO Corp.                                            2,600   96,820
#   Yamada Denki Co., Ltd.                                  162,800  601,460
#   Yamagata Bank, Ltd. (The)                                54,000  231,132
    Yamaguchi Financial Group, Inc.                          61,000  562,530
    Yamaha Corp.                                             26,500  355,065
    Yamaha Motor Co., Ltd.                                   16,700  257,795
    Yamaichi Electronics Co., Ltd.                            6,700   26,934
    Yamanashi Chuo Bank, Ltd. (The)                          56,000  242,643

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                           ------- ------------
JAPAN -- (Continued)
    Yamatane Corp.                                          52,000 $     76,616
    Yamato Holdings Co., Ltd.                                9,500      195,493
    Yamato Kogyo Co., Ltd.                                  11,100      320,104
    Yamaya Corp.                                             2,000       36,528
#   Yamazaki Baking Co., Ltd.                               33,000      403,204
    Yamazen Corp.                                           14,100       91,090
    Yaoko Co., Ltd.                                          1,900       86,126
#   Yaskawa Electric Corp.                                   7,000       78,930
    Yasuda Warehouse Co., Ltd. (The)                         8,900       92,059
    Yellow Hat, Ltd.                                         6,700      128,451
    Yodogawa Steel Works, Ltd.                              14,000       55,193
    Yokogawa Bridge Holdings Corp.                          13,000      172,381
    Yokogawa Electric Corp.                                  9,200      125,780
    Yokohama Reito Co., Ltd.                                17,300      140,040
    Yokohama Rubber Co., Ltd. (The)                         39,000      348,348
    Yokowo Co., Ltd.                                         5,100       25,375
    Yomiuri Land Co., Ltd.                                  12,000       46,348
    Yondenko Corp.                                           8,000       28,422
    Yondoshi Holdings, Inc.                                  8,800      156,686
    Yonex Co., Ltd.                                          3,600       21,261
    Yorozu Corp.                                             7,900      147,662
    Yuasa Trading Co., Ltd.                                 43,000       81,817
    Yuken Kogyo Co., Ltd.                                    7,000       14,303
#   Yumeshin Holdings Co., Ltd.                              3,200       27,467
    Yurtec Corp.                                            14,000       65,341
    Yusen Logistics Co., Ltd.                                9,200      105,950
    Yushiro Chemical Industry Co., Ltd.                      3,800       38,327
    Yutaka Giken Co., Ltd.                                     600       13,159
#   Zappallas, Inc.                                          5,000       32,923
#   Zenrin Co., Ltd.                                        11,600      118,320
#   Zensho Holdings Co., Ltd.                               18,900      191,063
    Zeon Corp.                                              35,000      325,442
#   ZERIA Pharmaceutical Co., Ltd.                           4,000       83,863
#   Zojirushi Corp.                                          4,000       14,303
#   Zuiko Corp.                                                800       44,545
                                                                   ------------
TOTAL JAPAN                                                         251,135,558
                                                                   ------------
NETHERLANDS -- (2.4%)
    Aalberts Industries NV                                  26,677      888,658
#   Accell Group                                             6,281      124,826
    Aegon NV(5927375)                                      258,749    2,371,799
    Aegon NV(007924103)                                      7,785       71,778
*   AFC Ajax NV                                                 70          893
    Akzo Nobel NV                                           21,497    1,656,603
*   AMG Advanced Metallurgical Group NV                     12,046      121,169
    Amsterdam Commodities NV                                 4,940      122,778
*   APERAM                                                  19,727      513,269
    Arcadis NV                                              12,271      436,137
#   ArcelorMittal                                          133,251    2,165,329
    ASM International NV                                    18,605      814,218
#   ASML Holding NV                                          8,314      676,650
#*  Ballast Nedam NV                                           398        5,114

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
NETHERLANDS -- (Continued)
#   BE Semiconductor Industries NV                           16,216 $   276,714
    Beter Bed Holding NV                                      1,203      28,431
    BinckBank NV                                             25,225     285,016
    Brunel International NV                                   2,992     202,682
    Corbion NV                                               15,358     356,193
    Delta Lloyd NV                                           82,640   2,174,916
    Exact Holding NV                                          2,960     104,393
    Fugro NV                                                 14,029     929,626
*   Galapagos NV                                              3,780      81,809
#   Gemalto NV                                                6,446     720,698
*   Grontmij                                                 22,160     118,572
#   Heijmans NV                                               8,219     147,448
#   Heineken NV                                               3,311     229,974
    Hunter Douglas NV                                           297      14,917
*   ING Groep NV                                            105,154   1,503,161
*   ING Groep NV Sponsored ADR                               72,426   1,035,692
    KAS Bank NV                                               6,418      94,821
    Kendrion NV                                               2,098      71,461
    Koninklijke Ahold NV                                     66,901   1,293,321
#   Koninklijke BAM Groep NV                                112,188     608,308
    Koninklijke Boskalis Westminster NV                      14,181     803,732
    Koninklijke DSM NV                                       20,456   1,468,900
*   Koninklijke KPN NV                                      273,028     970,032
    Koninklijke Philips NV(5986622)                          27,796     889,837
    Koninklijke Philips NV(500472303)                        43,549   1,391,826
    Koninklijke Ten Cate NV                                  11,738     349,722
#   Koninklijke Vopak NV                                      5,973     297,820
    Koninklijke Wessanen NV                                  24,174     142,822
*   Macintosh Retail Group NV                                 5,853      63,611
    Nutreco NV                                               14,165     659,425
#*  Ordina NV                                                41,768     120,752
*   PostNL NV                                                97,636     429,139
    Randstad Holding NV                                       8,733     510,353
#   Reed Elsevier NV                                         25,268     515,741
#   Reed Elsevier NV Sponsored ADR                            1,500      63,060
#*  Royal Imtech NV                                          68,365     133,287
*   SBM Offshore NV                                          52,547     961,835
    Sligro Food Group NV                                      5,504     230,362
#*  SNS Reaal NV                                             28,066          --
    Telegraaf Media Groep NV                                  7,861      73,842
    TKH Group NV                                             11,883     414,135
    TNT Express NV                                          136,232   1,227,660
#*  TomTom NV                                                74,157     525,819
    USG People NV                                            27,256     471,569
*   Van Lanschot NV                                           1,200      31,353
#   Wolters Kluwer NV                                        34,118     951,070
#   Ziggo NV                                                 10,214     443,521
                                                                    -----------
TOTAL NETHERLANDS                                                    34,388,599
                                                                    -----------
NEW ZEALAND -- (0.4%)
*   a2 Milk Co., Ltd.                                        20,758      14,530
    Air New Zealand, Ltd.                                   202,924     367,712

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
NEW ZEALAND -- (Continued)
    Auckland International Airport, Ltd.                    187,160 $  641,006
*   Bathurst Resources, Ltd.                                123,841      7,162
    Chorus, Ltd.                                             79,615    121,643
    Chorus, Ltd. ADR                                            462      3,451
    Contact Energy, Ltd.                                    101,802    500,047
#   Ebos Group, Ltd.                                         14,860    120,462
    Fisher & Paykel Healthcare Corp., Ltd.                   85,059    299,826
    Fletcher Building, Ltd.(6341606)                         37,414    318,144
    Fletcher Building, Ltd.(6341617)                         11,960    101,150
    Freightways, Ltd.                                        23,860    102,937
    Hallenstein Glasson Holdings, Ltd.                          634      1,899
    Heartland New Zealand, Ltd.                             106,802     81,048
    Infratil, Ltd.                                           71,133    141,175
    Kathmandu Holdings, Ltd.                                 21,036     66,147
    Mainfreight, Ltd.                                        15,263    176,389
#   Metlifecare, Ltd.                                        22,806     80,946
    New Zealand Oil & Gas, Ltd.                              31,977     21,385
    New Zealand Refining Co., Ltd. (The)                     14,184     22,987
    Nuplex Industries, Ltd.                                  46,358    140,088
    NZX, Ltd.                                                27,599     29,810
    PGG Wrightson, Ltd.                                      41,016     14,364
*   Pike River Coal, Ltd.                                    12,312         --
    Port of Tauranga, Ltd.                                   13,291    165,047
    Restaurant Brands New Zealand, Ltd.                      16,668     45,291
    Ryman Healthcare, Ltd.                                   45,413    339,241
    Skellerup Holdings, Ltd.                                 21,549     33,059
    Sky Network Television, Ltd.                             87,764    506,554
    SKYCITY Entertainment Group, Ltd.                       108,571    396,456
    Telecom Corp. of New Zealand, Ltd.                      157,263    375,695
    Tower, Ltd.                                              35,470     49,640
    Trade Me Group, Ltd.                                     46,940    160,182
    TrustPower, Ltd.                                          8,621     49,798
    Vector, Ltd.                                             27,832     61,527
    Warehouse Group, Ltd. (The)                              31,440     91,963
#*  Xero, Ltd.                                                5,512    151,647
                                                                    ----------
TOTAL NEW ZEALAND                                                    5,800,408
                                                                    ----------
NORWAY -- (1.0%)
#   ABG Sundal Collier Holding ASA                           78,760     73,103
#*  Agasti Holding ASA                                       21,755      4,866
#   Aker ASA Class A                                          4,406    149,243
    Aker Solutions ASA                                        4,011     64,266
*   American Shipping ASA                                     5,056     38,077
*   Archer, Ltd.                                            126,415    172,428
#   Atea ASA                                                 18,580    213,561
    Austevoll Seafood ASA                                    37,069    240,120
    Bakkafrost P/F                                            7,008    109,744
    Bonheur ASA                                               2,527     49,134
    BW Offshore, Ltd.                                       193,828    253,482
*   BWG Homes ASA                                            14,417     28,399
    Cermaq ASA                                               16,789    198,444
*   Deep Sea Supply P.L.C.                                   40,789     60,847

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
NORWAY -- (Continued)
#*  Det Norske Oljeselskap ASA                                9,315 $101,866
#   DNB ASA                                                  44,349  786,109
#*  DNO International ASA                                    82,820  287,633
*   DOF ASA                                                  11,186   51,452
*   Dolphin Group A.S.                                       37,025   36,101
    Ekornes ASA                                               3,570   56,488
#*  Electromagnetic GeoServices A.S.                         24,789   29,681
#   Eltek ASA                                                78,226  107,340
    Evry ASA                                                 20,232   34,963
    Farstad Shipping ASA                                      4,288   88,331
    Fred Olsen Energy ASA                                     2,543   81,119
#*  Frontline, Ltd.                                          10,435   34,056
    Ganger Rolf ASA                                           2,279   42,568
#   Gjensidige Forsikring ASA                                 7,127  131,526
    Golar LNG, Ltd.                                           3,400  150,280
    Golden Ocean Group, Ltd.                                119,371  211,692
*   Grieg Seafood ASA                                         7,041   28,717
#   Hexagon Composites ASA                                   12,565   78,003
*   Hoegh LNG Holdings, Ltd.                                  6,093   59,510
*   Hurtigruten ASA                                          75,618   55,913
*   Kongsberg Automotive Holding ASA                        217,847  219,003
#   Kongsberg Gruppen A.S.                                    2,267   53,215
    Kvaerner ASA                                             73,288  146,801
    Leroy Seafood Group ASA                                   5,360  189,841
    Marine Harvest ASA                                       35,598  436,615
#*  Nordic Semiconductor ASA                                 16,465   92,376
#   Norsk Hydro ASA                                         150,073  804,870
#*  Norske Skogindustrier ASA                               103,385   78,382
    Northern Offshore, Ltd.                                  31,223   48,105
#*  Norwegian Air Shuttle A.S.                                5,505  219,163
#*  Norwegian Energy Co. ASA                                405,262   11,597
#*  Odfjell SE Class A                                        5,645   28,218
    Opera Software ASA                                       14,495  187,362
#   Orkla ASA                                                64,372  532,394
*   Panoro Energy ASA                                       147,239   82,312
#   Petroleum Geo-Services ASA                               81,234  980,794
    Prosafe SE                                               36,284  319,805
*   Q-Free ASA                                                3,734    9,261
*   REC Silicon ASA                                         701,536  392,400
#*  REC Solar ASA                                            14,403  217,518
*   Salmar ASA                                                4,270   61,810
#   Schibsted ASA                                             1,854  106,680
    Seadrill, Ltd.                                            5,409  190,505
#*  Sevan Drilling A.S.                                     134,138   71,003
*   Sevan Marine ASA                                         11,522   46,152
*   Siem Offshore, Inc.                                      39,709   60,104
    Solstad Offshore ASA                                      2,300   42,343
*   Songa Offshore                                          137,830   56,682
    SpareBank 1 SMN                                          24,245  215,316
#   SpareBank 1 SR Bank ASA                                  45,336  439,718
    Statoil ASA                                              19,554  596,111
    Statoil ASA Sponsored ADR                                12,080  368,078

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
NORWAY -- (Continued)
    Stolt-Nielsen, Ltd.                                      10,271 $   277,701
*   Storebrand ASA                                          118,197     663,483
    Subsea 7 SA                                              38,053     761,983
    Telenor ASA                                               8,010     188,211
#   TGS Nopec Geophysical Co. ASA                             3,665     126,422
#   Tomra Systems ASA                                        20,771     193,271
    TTS Group ASA                                             6,609       7,234
#   Veidekke ASA                                             12,510     134,215
#   Wilh Wilhelmsen ASA                                      13,021     126,033
#   Wilh Wilhelmsen Holding ASA Class A                       3,806     120,753
#   Yara International ASA                                    4,898     231,536
                                                                    -----------
TOTAL NORWAY                                                         14,244,438
                                                                    -----------
PORTUGAL -- (0.4%)
    Altri SGPS SA                                            51,633     175,467
#*  Banco BPI SA                                            132,755     340,749
#*  Banco Comercial Portugues SA                          4,565,703   1,387,493
#*  Banco Espirito Santo SA                                 712,067   1,262,162
*   EDP Renovaveis SA                                        77,207     529,458
    Galp Energia SGPS SA                                     11,488     199,110
    Jeronimo Martins SGPS SA                                  5,273      92,222
    Mota-Engil SGPS SA                                       22,573     172,799
    Portucel SA                                              51,414     243,783
    Portugal Telecom SGPS SA                                122,225     507,805
#   REN - Redes Energeticas Nacionais SGPS SA                24,874      93,548
    Semapa-Sociedade de Investimento e Gestao                25,607     383,866
    Sonae                                                   341,032     641,568
#*  Sonae Capital SGPS SA                                    41,822      27,039
#*  Sonae Industria SGPS SA                                  12,295      10,429
    Teixeira Duarte SA                                       10,457      16,087
    ZON Optimus SGPS SA                                      42,227     305,489
                                                                    -----------
TOTAL PORTUGAL                                                        6,389,074
                                                                    -----------
SINGAPORE -- (1.3%)
*   Abterra, Ltd.                                            40,000      18,797
    Amara Holdings, Ltd.                                     90,000      38,502
    Amtek Engineering, Ltd.                                  16,000       7,925
    ASL Marine Holdings, Ltd.                                74,200      42,745
#*  Ausgroup, Ltd.                                          171,061      62,383
    Banyan Tree Holdings, Ltd.                               84,000      42,289
#   Biosensors International Group, Ltd.                    387,000     293,923
    Boustead Singapore, Ltd.                                 75,000     113,448
    Breadtalk Group, Ltd.                                    23,000      25,728
    Bukit Sembawang Estates, Ltd.                            29,000     135,228
    Bund Center Investment, Ltd.                             88,000      14,409
    CapitaLand, Ltd.                                        389,101     995,816
#   Centurion Corp., Ltd.                                   104,000      59,509
    CH Offshore, Ltd.                                        65,000      21,805
    China Aviation Oil Singapore Corp., Ltd.                 64,800      45,051
    Chip Eng Seng Corp., Ltd.                               245,000     149,736
    City Developments, Ltd.                                  34,000     294,576
    Cityspring Infrastructure Trust                          55,000      20,875

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
SINGAPORE -- (Continued)
    ComfortDelGro Corp., Ltd.                                 91,000 $  154,320
#   Cosco Corp. Singapore, Ltd.                              417,000    240,148
    CSE Global, Ltd.                                         195,000     92,604
    CWT, Ltd.                                                 56,000     65,087
    DBS Group Holdings, Ltd.                                  74,889  1,014,533
    Del Monte Pacific, Ltd.                                   64,000     31,463
*   Delong Holdings, Ltd.                                     33,000     10,100
    Dyna-Mac Holdings, Ltd.                                   60,000     19,657
    Elec & Eltek International Co., Ltd.                      14,000     22,200
    Eu Yan Sang International, Ltd.                           20,000     13,174
    Ezion Holdings, Ltd.                                      62,400    113,434
    Ezra Holdings, Ltd.                                      335,000    281,379
    Falcon Energy Group, Ltd.                                203,000     56,861
    Far East Orchard, Ltd.                                    55,984     83,618
    First Resources, Ltd.                                     51,000    104,740
    FJ Benjamin Holdings, Ltd.                                75,000     12,909
#*  Forterra Trust                                             8,000     11,333
#   Fragrance Group, Ltd.                                    116,000     23,151
*   Gallant Venture, Ltd.                                     51,000     12,229
    Genting Singapore P.L.C.                                  61,000     64,636
    GMG Global, Ltd.                                       1,285,000     92,293
    Golden Agri-Resources, Ltd.                            1,156,000    563,937
    Goodpack, Ltd.                                            66,000    126,435
    Great Eastern Holdings, Ltd.                               2,000     30,346
    GuocoLand, Ltd.                                           65,333    111,157
#   GuocoLeisure, Ltd.                                       109,000     84,053
*   Healthway Medical Corp., Ltd.                            184,125      9,397
    HG Metal Manufacturing, Ltd.                             123,000      9,222
    Hi-P International, Ltd.                                  76,000     35,223
    Hiap Hoe, Ltd.                                            39,000     28,375
    Ho Bee Land, Ltd.                                         88,000    161,055
    Hong Fok Corp., Ltd.                                     106,800     69,115
    Hong Leong Asia, Ltd.                                     49,000     62,414
    Hotel Grand Central, Ltd.                                  6,335      6,051
    Hotel Properties, Ltd.                                    80,000    237,288
    Hour Glass, Ltd. (The)                                    36,000     48,884
    HTL International Holdings, Ltd.                          41,000      9,669
    Hutchison Port Holdings Trust                            442,000    300,806
    Hwa Hong Corp., Ltd.                                      21,000      5,113
    Hyflux, Ltd.                                             149,500    143,143
    Indofood Agri Resources, Ltd.                            226,000    192,470
    InnoTek, Ltd.                                             37,000      9,444
#*  Interra Resources, Ltd.                                  125,001     38,466
    IPC Corp., Ltd.                                          238,000     28,510
    Jardine Cycle & Carriage, Ltd.                             4,000    149,984
    Jaya Holdings, Ltd.                                      193,000    122,752
#*  Jiutian Chemical Group, Ltd.                             980,000     57,161
    K1 Ventures, Ltd.                                        393,000     61,885
    Keppel Corp., Ltd.                                        19,000    159,867
    Keppel Infrastructure Trust                               22,400     18,764
    Keppel Land, Ltd.                                        221,390    612,463
    Keppel Telecommunications & Transportation, Ltd.          42,000     59,873

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
SINGAPORE -- (Continued)
    Koh Brothers Group, Ltd.                                 175,000 $   43,308
    KSH Holdings, Ltd.                                        26,000     10,694
    LCD Global Investments, Ltd.                             128,000     18,597
*   Li Heng Chemical Fibre Technologies, Ltd.                115,000      8,242
    Lian Beng Group, Ltd.                                    173,000     96,772
*   Linc Energy, Ltd.                                        101,583     95,607
*   LionGold Corp., Ltd.                                     258,000     20,219
    Low Keng Huat Singapore, Ltd.                             78,000     43,285
    M1, Ltd.                                                  23,000     61,799
*   Manhattan Resources, Ltd.                                 47,000     23,294
    Marco Polo Marine, Ltd.                                   39,000     11,687
    Mermaid Maritime PCL                                     130,000     50,405
    Mewah International, Inc.                                 83,000     31,166
    Midas Holdings, Ltd.                                     519,000    195,104
    Nam Cheong Ltd                                           316,000     89,658
#*  Neptune Orient Lines, Ltd.                               253,250    205,404
    Noble Group, Ltd.                                      1,064,000  1,095,579
    NSL, Ltd.                                                 16,000     20,116
*   Oceanus Group, Ltd.                                    1,037,000     14,070
#   Olam International, Ltd.                                 442,000    788,712
#   OSIM International, Ltd.                                  44,000    101,943
#   OUE Hospitality Trust                                     21,167     14,692
    OUE, Ltd.                                                127,000    230,262
#   Oversea-Chinese Banking Corp., Ltd.                       50,269    387,683
    Pan-United Corp., Ltd.                                    47,000     38,871
*   Penguin International, Ltd.                               78,000     12,091
    Petra Foods, Ltd.                                         15,000     42,493
    Popular Holdings, Ltd.                                   116,000     24,984
    QAF, Ltd.                                                 75,821     54,477
*   Raffles Education Corp., Ltd.                            248,420     58,569
    Raffles Medical Group, Ltd.                               17,000     49,258
    Rotary Engineering, Ltd.                                  80,000     45,430
*   S I2I, Ltd.                                              356,000      2,278
    SATS, Ltd.                                                56,380    142,728
#   See Hup Seng, Ltd.                                       195,000     47,651
    SembCorp Industries, Ltd.                                 52,000    223,243
#   SembCorp Marine, Ltd.                                     22,000     71,549
    Sheng Siong Group, Ltd.                                   82,000     41,589
#   SIA Engineering Co., Ltd.                                 11,000     42,065
    Sim Lian Group, Ltd.                                      51,000     35,736
    Sinarmas Land, Ltd.                                      547,000    232,127
    Singapore Airlines, Ltd.                                  98,000    812,462
    Singapore Exchange, Ltd.                                  36,000    199,090
    Singapore Post, Ltd.                                     144,000    162,686
#   Singapore Press Holdings, Ltd.                            58,000    193,951
    Singapore Technologies Engineering, Ltd.                  46,000    140,500
    Singapore Telecommunications, Ltd.                        86,000    263,428
*   Sino Grandness Food Industry Group, Ltd.                 116,000     63,995
    SMRT Corp., Ltd.                                          72,000     70,102
    Stamford Land Corp., Ltd.                                162,000     76,960
    StarHub, Ltd.                                             20,000     66,346
    Sunningdale Tech, Ltd.                                   143,000     18,613

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
SINGAPORE -- (Continued)
*   SunVic Chemical Holdings, Ltd.                           90,000 $    34,539
    Super Group, Ltd.                                        49,000     137,087
    Swiber Holdings, Ltd.                                   217,000     111,038
    Swissco Holdings, Ltd.                                   48,000      16,314
    Tat Hong Holdings, Ltd.                                 172,000     111,288
#*  Technics Oil & Gas, Ltd.                                 51,000      31,647
    Tiong Woon Corp. Holding, Ltd.                          136,000      35,322
    Triyards holdings, Ltd.                                  21,900      11,116
    Tuan Sing Holdings, Ltd.                                158,453      44,305
    UMS Holdings, Ltd.                                       97,000      66,586
    United Engineers, Ltd.                                  134,000     230,993
    United Envirotech, Ltd.                                 116,000     120,886
    United Industrial Corp., Ltd.                           103,000     275,450
    United Overseas Bank, Ltd.                               28,045     488,127
    UOB-Kay Hian Holdings, Ltd.                              93,000     125,003
    UOL Group, Ltd.                                         124,000     636,646
#   UPP Holdings, Ltd.                                      134,000      26,798
*   Vard Holdings, Ltd.                                     175,000     135,203
    Venture Corp., Ltd.                                     107,000     655,391
    Vibrant Group, Ltd.                                     414,363      33,731
    Wee Hur Holdings, Ltd.                                  112,000      32,172
    Wheelock Properties Singapore, Ltd.                      24,000      35,988
    Wilmar International, Ltd.                               93,000     252,757
    Wing Tai Holdings, Ltd.                                 178,768     285,925
    Yeo Hiap Seng, Ltd.                                      10,160      18,979
    Yongnam Holdings, Ltd.                                  458,000      87,955
                                                                    -----------
TOTAL SINGAPORE                                                      19,388,752
                                                                    -----------
SPAIN -- (2.4%)
    Abengoa SA(BLM7FQ6)                                         241       1,341
    Abengoa SA(BLM7FS8)                                       2,182       9,720
    Abengoa SA(7174823)                                       9,419      52,406
    Abengoa SA Class B                                       81,650     363,526
    Abertis Infraestructuras SA                              18,703     420,988
    Acciona SA                                               10,665     867,553
#   Acerinox SA                                              23,261     406,752
    ACS Actividades de Construccion y Servicios SA            6,735     289,081
    Adveo Group International SA                              3,288      78,275
    Almirall SA                                              16,370     274,179
    Amadeus IT Holding SA Class A                            16,494     685,994
*   Atresmedia Corp de Medios de Comunicaion SA               8,868     127,602
    Banco Bilbao Vizcaya Argentaria SA                      108,353   1,334,668
    Banco Bilbao Vizcaya Argentaria SA Sponsored ADR         35,639     440,142
    Banco de Sabadell SA                                    737,273   2,508,410
    Banco Popular Espanol SA                                355,602   2,620,401
    Banco Santander SA                                      494,085   4,914,003
#   Banco Santander SA Sponsored ADR                         57,548     573,178
*   Bankia SA                                               269,054     549,575
    Bankinter SA                                            157,222   1,203,765
*   Baron de Ley                                                967     101,737
    Bolsas y Mercados Espanoles SA                           16,343     711,989
#   CaixaBank SA                                            188,167   1,146,827

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
SPAIN -- (Continued)
*   Caja de Ahorros del Mediterraneo                          8,736 $       --
*   Campofrio Food Group SA                                   1,520     14,547
*   Cementos Portland Valderrivas SA                          4,951     50,656
    Cie Automotive SA                                        11,237    143,110
    Construcciones y Auxiliar de Ferrocarriles SA               549    262,960
*   Deoleo SA                                               275,264    150,945
    Distribuidora Internacional de Alimentacion SA           30,618    273,893
    Duro Felguera SA                                         10,699     72,998
    Ebro Foods SA                                            17,048    392,835
    Elecnor SA                                                4,468     64,224
    Enagas SA                                                17,211    530,250
    Ence Energia y Celulosa SA                               61,606    181,451
#*  Ercros SA                                                29,067     19,393
    Faes Farma SA                                            52,419    162,423
    Ferrovial SA                                             15,481    344,117
    Fluidra SA                                                3,923     17,828
*   Fomento de Construcciones y Contratas SA                 11,817    260,670
*   Gamesa Corp. Tecnologica SA                              76,785    763,229
    Gas Natural SDG SA                                       18,758    537,886
    Grifols SA                                                5,295    283,057
    Grupo Catalana Occidente SA                               7,919    309,855
#*  Grupo Ezentis SA                                         19,843     32,503
    Iberdrola SA                                            262,502  1,833,717
    Iberpapel Gestion SA                                        130      2,555
    Indra Sistemas SA                                        28,349    532,451
*   Inmobiliaria Colonial SA                                  1,264      1,177
*   Jazztel P.L.C.                                           51,557    791,812
    Mapfre SA                                                52,309    220,613
*   Mediaset Espana Comunicacion SA                          26,138    290,040
#   Melia Hotels International SA                            13,052    165,108
    Miquel y Costas & Miquel SA                               1,681     70,103
*   Natra SA                                                 11,883     31,333
*   NH Hoteles SA                                            37,401    238,949
    Obrascon Huarte Lain SA                                  10,117    469,035
    Papeles y Cartones de Europa SA                          14,582     80,673
*   Pescanova SA                                              4,776         --
*   Promotora de Informaciones SA Class A                   160,975     89,903
    Prosegur Cia de Seguridad SA                             41,115    275,305
*   Realia Business SA                                       14,616     27,021
    Red Electrica Corp. SA                                    7,182    591,194
    Repsol SA                                                55,295  1,488,795
    Repsol SA Sponsored ADR                                   8,778    236,479
#*  Sacyr SA                                                 62,084    408,909
*   Solaria Energia y Medio Ambiente SA                       8,257     14,255
#   Tecnicas Reunidas SA                                      6,160    371,040
*   Telecomunicaciones y Energia                              7,418     17,811
#   Telefonica SA                                            64,778  1,087,112
    Telefonica SA Sponsored ADR                               7,184    120,332
    Tubacex SA                                               25,955    127,285
    Tubos Reunidos SA                                        29,237     90,583
    Vidrala SA                                                4,088    216,377
#   Viscofan SA                                               6,763    352,423

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
SPAIN -- (Continued)
*   Vocento SA                                               7,274 $    23,434
    Zardoya Otis SA                                          8,477     148,712
*   Zeltia SA                                               40,950     154,484
                                                                   -----------
TOTAL SPAIN                                                         35,119,962
                                                                   -----------
SWEDEN -- (2.9%)
    AarhusKarlshamn AB                                       5,537     370,775
    Acando AB                                               18,648      43,114
    AddTech AB Class B                                       8,782     134,631
    AF AB Class B                                           13,574     492,962
#   Alfa Laval AB                                            9,466     252,206
#*  Arise AB                                                 1,403       5,653
    Assa Abloy AB Class B                                   15,042     798,348
    Atrium Ljungberg AB Class B                                485       7,690
#   Avanza Bank Holding AB                                   1,962      73,659
    Axfood AB                                                3,174     169,134
#   Axis Communications AB                                   8,302     247,552
    B&B Tools AB Class B                                     9,920     182,031
#*  BE Group AB                                              8,493      16,545
#   Beijer AB G&L Class B                                    5,568     113,260
    Beijer Alma AB                                           4,510     127,551
    Beijer Electronics AB                                      728       7,102
    Betsson AB                                               7,738     282,887
    Bilia AB Class A                                         8,205     272,434
#   BillerudKorsnas AB                                      70,705   1,033,305
    BioGaia AB Class B                                         778      23,380
#   Biotage AB                                              10,917      19,558
    Bjoern Borg AB(BLP5VH0)                                  5,637      21,835
*   Bjoern Borg AB(B8ZRVS6)                                  5,637       1,292
#   Boliden AB                                              86,541   1,321,679
#   Bure Equity AB                                          26,556     117,280
    Byggmax Group AB                                        17,010     142,515
    Castellum AB                                            16,789     286,298
#   Cavotec SA                                               1,266       6,027
#   Clas Ohlson AB Class B                                   6,555     145,390
*   Cloetta AB Class B                                      18,396      60,769
#   Concentric AB                                            9,780     138,373
*   Concordia Maritime AB Class B                           10,317      21,173
*   CyberCom Group AB                                       40,014      16,636
#   Dios Fastigheter AB                                      4,962      40,307
    Doro AB                                                  6,042      39,504
    Duni AB                                                 14,386     240,302
    Electrolux AB Series B                                  25,236     701,454
#   Elekta AB Class B                                       13,870     193,565
*   Eniro AB                                                47,510     380,150
    Fabege AB                                               14,610     205,240
*   Fastighets AB Balder                                     5,442      69,816
#   FinnvedenBulten AB                                       3,380      39,186
    Getinge AB Class B                                      14,356     420,756
    Gunnebo AB                                              22,223     126,834
#   Haldex AB                                               25,076     321,652
    Hexagon AB Class B                                      15,394     492,848

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
SWEDEN -- (Continued)
    Hexpol AB                                                 4,667 $  442,192
    HIQ International AB(BLNMLM8)                            12,845     78,037
*   HIQ International AB(B97F1H4)                            12,845      5,117
    Holmen AB Class B                                        23,684    837,064
    Hufvudstaden AB Class A                                   2,399     35,171
    Husqvarna AB Class A                                     16,925    140,082
    Husqvarna AB Class B                                    103,112    860,943
    ICA Gruppen AB                                           14,783    497,243
    Industrial & Financial Systems Class B                    6,123    175,647
#   Indutrade AB                                              2,347    102,134
#   Intrum Justitia AB                                       17,101    495,781
#   JM AB                                                    18,204    618,570
*   KappAhl AB                                               25,937    159,162
#*  Karolinska Development AB Class B                         1,834      7,015
    Klovern AB                                                4,341     23,873
#   KNOW IT AB                                                5,593     59,373
#   Kungsleden AB                                            21,169    172,909
    Lagercrantz AB Class B                                    3,413     68,744
*   Lindab International AB                                  29,018    361,763
    Loomis AB Class B                                        17,254    470,642
*   Lundin Petroleum AB                                       7,830    168,081
    Meda AB Class A                                         108,053  1,942,246
#*  Medivir AB Class B                                        8,374    148,648
    Mekonomen AB                                              7,067    189,631
*   Micronic Mydata AB                                       35,480    100,858
    Millicom International Cellular SA                        2,531    250,860
#   Modern Times Group AB Class B                            11,714    522,646
    MQ Holding AB                                             4,252     17,576
    NCC AB Class A                                              516     18,371
    NCC AB Class B                                           22,066    773,093
    Net Entertainment AB                                      4,619      2,131
    Net Entertainment AB B Shares                             4,619    111,174
*   Net Insight AB Class B                                   44,491     12,319
    New Wave Group AB Class B                                15,274    103,889
#   Nibe Industrier AB Class B                               13,665    383,689
    Nobia AB                                                 39,782    362,125
#   Nolato AB Class B                                        10,629    242,700
    Nordea Bank AB                                          139,077  2,015,309
#   Nordnet AB Class B                                       31,007    152,605
#   OEM International AB Class B                              1,100     20,018
#   Oriflame Cosmetics SA                                     3,042     77,896
#*  PA Resources AB                                           1,706      1,789
    Peab AB                                                  80,068    619,950
#*  Pricer AB Class B                                        45,176     40,895
    Proact IT Group AB                                        1,449     19,495
    Proffice AB Class B                                      15,374     56,051
#   Ratos AB Class B                                         75,414    769,341
#   ReadSoft AB Class B                                       7,704     20,743
*   Rezidor Hotel Group AB                                   18,581    115,150
    Saab AB Class B                                          25,822    793,457
    Sandvik AB                                               61,381    872,342
#*  SAS AB                                                   66,288    142,553

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
SWEDEN -- (Continued)
    Scania AB Class B                                         7,652 $   233,128
    Securitas AB Class B                                     38,922     470,514
#   Semcon AB                                                 5,805      62,696
    Skandinaviska Enskilda Banken AB Class A                119,151   1,645,823
    Skanska AB Class B                                       31,536     724,044
    SKF AB Class B                                           19,381     503,288
    SkiStar AB                                               10,926     144,249
#*  SSAB AB Class A                                          68,211     595,536
#*  SSAB AB Class B                                          17,028     128,824
    Svenska Cellulosa AB Class A                              5,303     148,301
    Svenska Cellulosa AB Class B                             51,350   1,443,604
    Svenska Handelsbanken AB Class A                         23,469   1,180,489
    Svenska Handelsbanken AB Class B                            918      44,820
    Sweco AB Class B                                          4,832      75,394
    Swedbank AB Class A                                      42,611   1,140,352
    Swedish Match AB                                          7,575     259,874
*   Swedish Orphan Biovitrum AB                              38,402     422,285
    Systemair AB                                                819      13,347
    Tele2 AB Class B                                        109,916   1,404,628
    Telefonaktiebolaget LM Ericsson Class A                   4,300      49,566
    Telefonaktiebolaget LM Ericsson Class B                  89,987   1,085,104
    Telefonaktiebolaget LM Ericsson Sponsored ADR               900      10,791
    TeliaSonera AB                                           87,294     635,418
*   TradeDoubler AB                                           9,598      21,416
#*  Transcom WorldWide SA                                   106,474      23,647
    Transmode AB                                              1,524      20,340
#   Trelleborg AB Class B                                    60,127   1,286,509
    Unibet Group P.L.C.                                       7,747     417,334
    Vitrolife AB                                              1,755      30,912
    Volvo AB Class A                                          7,822     125,934
    Volvo AB Class B                                         28,957     458,509
#   Wallenstam AB Class B                                    10,848     178,068
#   Wihlborgs Fastigheter AB                                  8,920     171,977
                                                                    -----------
TOTAL SWEDEN                                                         42,060,472
                                                                    -----------
SWITZERLAND -- (6.0%)
    ABB, Ltd.                                                57,986   1,396,076
#   ABB, Ltd. Sponsored ADR                                  16,820     402,334
    Actelion, Ltd.                                            5,976     588,359
    Adecco SA                                                17,872   1,500,391
    AFG Arbonia-Forster Holding AG                            6,902     230,087
    Allreal Holding AG                                        5,118     721,742
    Alpiq Holding AG                                          1,050     128,850
    ALSO Holding AG                                             321      18,340
    ams AG                                                    4,059     611,985
    APG SGA SA                                                  223      76,658
    Aryzta AG                                                25,690   2,374,667
    Ascom Holding AG                                         18,117     337,034
    Autoneum Holding AG                                       1,132     240,155
#   Bachem Holding AG Class B                                   888      50,142
    Baloise Holding AG                                       13,368   1,627,869
    Bank Coop AG                                              1,479      72,326

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
SWITZERLAND -- (Continued)
    Banque Cantonale de Geneve                                  163 $   41,642
    Banque Cantonale Vaudoise                                 1,080    641,073
    Banque Privee Edmond de Rothschild SA                         1     18,426
    Barry Callebaut AG                                          295    400,919
*   Basilea Pharmaceutica                                       161     16,869
#   Basler Kantonalbank                                         599     51,780
    Belimo Holding AG                                           103    290,113
    Bell AG                                                      32     87,959
    Bellevue Group AG                                         1,194     18,135
#   Berner Kantonalbank AG                                    1,342    329,236
    BKW AG                                                    1,079     39,640
*   Bobst Group SA                                            3,037    154,580
    Bossard Holding AG Class A                                1,974    271,909
    Bucher Industries AG                                      2,713    883,693
    Burckhardt Compression Holding AG                           494    256,049
    Burkhalter Holding AG                                       832     78,500
    Calida Holding AG                                           779     32,750
    Cham Paper Holding AG                                        17      4,783
*   Charles Voegele Holding AG                                3,608     59,404
    Cie Financiere Richemont SA                               9,818    998,883
    Cie Financiere Tradition SA                                 319     17,366
    Clariant AG                                              92,321  1,820,561
    Coltene Holding AG                                        1,771    114,315
    Conzzeta AG                                                  35    138,480
    Credit Suisse Group AG                                  127,686  4,047,982
    Credit Suisse Group AG Sponsored ADR                     32,223  1,020,502
    Daetwyler Holding AG                                      1,515    239,544
#   DKSH Holding AG                                           3,232    266,722
*   Dufry AG                                                  6,387  1,057,027
#   EFG International AG                                     21,411    271,300
    Emmi AG                                                     849    311,520
    EMS-Chemie Holding AG                                       439    171,297
#   Energiedienst Holding AG                                  1,258     45,585
*   Evolva Holding SA                                         4,494      6,806
    Flughafen Zuerich AG                                      1,756  1,107,828
    Forbo Holding AG                                            614    635,551
    Galenica AG                                                 975    992,822
    GAM Holding AG                                           82,449  1,501,653
    Gategroup Holding AG                                      8,954    278,997
    Geberit AG                                                2,072    692,027
    Georg Fischer AG                                          1,719  1,363,691
    Givaudan SA                                                 332    523,954
    Gurit Holding AG                                            187     97,702
    Helvetia Holding AG                                       2,434  1,213,223
    Holcim, Ltd.                                             28,208  2,587,136
    Huber & Suhner AG                                         5,860    322,345
    Implenia AG                                               5,105    374,334
    Inficon Holding AG                                          488    174,784
    Interroll Holding AG                                        279    173,590
    Intershop Holdings AG                                       128     49,474
    Julius Baer Group, Ltd.                                  64,356  3,014,461
    Jungfraubahn Holding AG                                      27      2,228

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
SWITZERLAND -- (Continued)
    Kaba Holding AG Class B                                   1,364 $  657,052
    Kardex AG                                                 2,503    128,220
    Komax Holding AG                                          1,514    234,346
    Kudelski SA                                              18,052    311,327
    Kuehne + Nagel International AG                           2,059    281,549
    Kuoni Reisen Holding AG                                   1,568    692,449
    LEM Holding SA                                              119     98,297
    Liechtensteinische Landesbank AG                          2,710    134,150
*   LifeWatch AG                                              2,259     27,347
    Lindt & Spruengli AG                                          3    175,015
#   Logitech International SA(H50430232)                     13,237    178,038
    Logitech International SA(B18ZRK2)                       46,055    624,630
    Lonza Group AG                                           19,866  2,079,186
    Luzerner Kantonalbank AG                                  1,340    551,440
    MCH Group AG                                                354     25,569
    Metall Zug AG                                                62    186,961
#*  Meyer Burger Technology AG                               34,653    428,436
    Micronas Semiconductor Holding AG                        16,364    145,680
    Mikron Holding AG                                         4,766     37,256
*   Mobilezone Holding AG                                     7,511     85,490
    Mobimo Holding AG                                         2,292    492,610
    Nestle SA                                                64,442  4,980,353
    Nobel Biocare Holding AG                                 16,330    227,789
    Novartis AG                                              53,863  4,682,445
    Novartis AG ADR                                          22,831  1,984,927
    OC Oerlikon Corp. AG                                     70,996  1,130,945
*   Orascom Development Holding AG                            3,882     60,468
#*  Orell Fuessli Holding AG                                    184     21,287
    Orior AG                                                  1,899    122,708
    Panalpina Welttransport Holding AG                        1,819    285,647
    Partners Group Holding AG                                 1,022    279,841
    Phoenix Mecano AG                                           282    181,452
    PSP Swiss Property AG                                     1,506    144,749
    PubliGroupe AG                                              558    111,791
    Rieter Holding AG                                         1,492    337,373
    Romande Energie Holding SA                                   52     67,907
    Schaffner Holding AG                                        327     95,951
    Schindler Holding AG                                        551     84,105
*   Schmolz + Bickenbach AG                                 259,128    371,775
    Schweiter Technologies AG                                   395    298,970
    Schweizerische National-Versicherungs-Gesellschaft AG     5,512    381,986
    SGS SA                                                      201    502,118
    Siegfried Holding AG                                      1,567    293,641
    Sika AG                                                     203    821,378
    Sonova Holding AG                                         2,091    302,076
    St Galler Kantonalbank AG                                   830    356,498
    Straumann Holding AG                                        679    150,677
    Sulzer AG                                                 6,928  1,069,006
    Swatch Group AG (The)(7184725)                            1,313    844,311
    Swatch Group AG (The)(7184736)                            1,759    212,241
    Swiss Life Holding AG                                     8,985  2,213,685
    Swiss Re AG                                              55,384  4,842,837

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
SWITZERLAND -- (Continued)
    Swisscom AG                                               1,039 $   632,106
*   Swisslog Holding AG                                      74,559      85,715
    Swissquote Group Holding SA                               3,840     151,369
    Syngenta AG                                                 577     228,487
    Syngenta AG ADR                                           2,693     211,535
    Tamedia AG                                                  359      47,308
#   Tecan Group AG                                            1,955     244,504
    Temenos Group AG                                         15,693     562,673
*   Tornos Holding AG                                         2,333      16,573
    U-Blox AG                                                 2,408     294,814
    UBS AG(B18YFJ4)                                          68,935   1,441,697
    UBS AG(H89231338)                                        92,566   1,935,555
    Valiant Holding AG                                        5,581     617,918
    Valora Holding AG                                         1,269     358,831
    Vaudoise Assurances Holding SA Class B                      333     152,147
    Verwaltungs- und Privat-Bank AG                           1,628     162,310
    Vetropack Holding AG                                         68     130,995
*   Von Roll Holding AG                                      10,590      20,579
#   Vontobel Holding AG                                      10,159     398,185
    Walliser Kantonalbank                                        41      34,760
*   Walter Meier AG                                             525      28,361
    WM Technologie, Ltd.                                        525      12,527
#   Ypsomed Holding AG                                          784      83,849
#   Zehnder Group AG                                          3,936     171,640
    Zug Estates Holding AG                                       50      67,301
    Zuger Kantonalbank AG                                        22     118,997
    Zurich Insurance Group AG                                15,572   4,465,406
                                                                    -----------
TOTAL SWITZERLAND                                                    87,400,292
                                                                    -----------
UNITED KINGDOM -- (17.1%)
    4imprint Group P.L.C.                                       979      11,174
    888 Holdings P.L.C.                                      44,583     110,745
    A.G. Barr P.L.C.                                         15,169     158,497
    Aberdeen Asset Management P.L.C.                        110,063     814,074
    Acal P.L.C.                                               3,887      23,460
    Admiral Group P.L.C.                                     10,706     252,828
*   Afren P.L.C.                                            449,270   1,193,360
    African Barrick Gold P.L.C.                              52,441     219,991
*   Aga Rangemaster Group P.L.C.                             43,446     127,718
    Aggreko P.L.C.                                           30,534     814,932
    Alent P.L.C.                                             97,137     522,667
    AMEC P.L.C.                                              62,426   1,303,778
    Amlin P.L.C.                                            171,655   1,297,828
    Anglo American P.L.C.                                   214,596   5,736,816
    Anglo Pacific Group P.L.C.                               33,437     107,656
    Anglo-Eastern Plantations                                    19         228
    Anite P.L.C.                                             44,555      61,915
    Antofagasta P.L.C.                                       23,114     308,045
    ARM Holdings P.L.C.                                      29,062     439,859
    ARM Holdings P.L.C. Sponsored ADR                         2,285     104,013
#   Ashmore Group P.L.C.                                     72,268     429,262
    Ashtead Group P.L.C.                                     99,963   1,481,070

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
UNITED KINGDOM -- (Continued)
    Associated British Foods P.L.C.                          18,738 $  940,843
    AstraZeneca P.L.C.                                          956     75,461
    AstraZeneca P.L.C. Sponsored ADR                         22,950  1,814,198
    Aveva Group P.L.C.                                        6,921    246,769
    Aviva P.L.C.                                            255,520  2,277,140
#   Aviva P.L.C. Sponsored ADR                               10,982    196,907
    AZ Electronic Materials SA                               29,009    197,465
    Babcock International Group P.L.C.                       25,241    509,463
    BAE Systems P.L.C.                                      197,334  1,335,057
    Balfour Beatty P.L.C.                                   238,890  1,134,507
    Bank of Georgia Holdings P.L.C.                           8,929    392,723
    Barclays P.L.C.                                         260,766  1,113,482
    Barclays P.L.C. Sponsored ADR                           116,241  1,988,884
    Barratt Developments P.L.C.                             440,009  2,751,887
    BBA Aviation P.L.C.                                     116,457    610,978
    Beazley P.L.C.                                          230,795    957,424
    Bellway P.L.C.                                           41,816  1,018,333
    Berendsen P.L.C.                                         48,436    846,465
    Berkeley Group Holdings P.L.C.                           41,974  1,628,661
    Betfair Group P.L.C.                                     12,398    202,498
    BG Group P.L.C.                                         105,211  2,128,346
    BHP Billiton P.L.C.                                       3,376    109,600
#   BHP Billiton P.L.C. ADR                                  25,902  1,675,859
    Bloomsbury Publishing P.L.C.                              1,815      4,922
    Bodycote P.L.C.                                          64,574    796,811
    Booker Group P.L.C.                                     273,141    679,460
    Boot Henry P.L.C.                                           736      2,712
    Bovis Homes Group P.L.C.                                 58,716    785,205
    BP P.L.C.                                               304,568  2,571,502
    BP P.L.C. Sponsored ADR                                 118,597  6,003,380
    Braemar Shipping Services P.L.C.                          1,625     14,348
    Brammer P.L.C.                                           10,537     83,312
    Brewin Dolphin Holdings P.L.C.                           77,255    421,418
    British Polythene Industries P.L.C.                       9,952    106,073
    British Sky Broadcasting Group P.L.C.                    45,188    672,522
    Britvic P.L.C.                                           60,989    746,965
*   BTG P.L.C.                                               82,669    743,358
    Bunzl P.L.C.                                             18,629    530,773
    Burberry Group P.L.C.                                    27,349    686,850
    Bwin.Party Digital Entertainment P.L.C.                 239,243    515,007
    Cable & Wireless Communications P.L.C.                  620,923    554,499
*   Cairn Energy P.L.C.                                      69,734    217,207
    Cape P.L.C.                                              49,508    251,035
    Capita P.L.C.                                            29,905    548,381
    Capital & Counties Properties P.L.C.                      1,729      9,753
    Capital & Regional P.L.C.                                34,857     27,063
    Carclo P.L.C.                                             6,128     18,630
    Carillion P.L.C.                                        144,464    903,680
    Carnival P.L.C.                                          18,712    748,083
    Carnival P.L.C. ADR                                       5,314    212,082
    Castings P.L.C.                                           9,986     77,764
    Catlin Group, Ltd.                                      141,941  1,267,706

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
UNITED KINGDOM -- (Continued)
*   Centamin P.L.C.                                         470,203 $  513,891
    Centaur Media P.L.C.                                      3,412      3,964
    Centrica P.L.C.                                         164,860    919,430
    Chemring Group P.L.C.                                   102,517    388,004
    Chesnara P.L.C.                                          47,334    262,968
    Chime Communications P.L.C.                              14,821     87,370
    Cineworld Group P.L.C.                                   69,947    381,459
    Clarkson P.L.C.                                           1,048     47,223
    Close Brothers Group P.L.C.                              48,136  1,137,032
    Cobham P.L.C.                                           250,041  1,304,429
    Coca-Cola HBC AG                                          7,546    191,235
    Coca-Cola HBC AG ADR                                      7,574    190,789
*   Colt Group SA                                           164,041    363,028
    Communisis P.L.C.                                        87,833     96,732
    Compass Group P.L.C.                                     81,726  1,301,809
    Computacenter P.L.C.                                     29,773    327,762
    Connect Group P.L.C.                                     33,764    102,803
    Consort Medical P.L.C.                                    8,267    123,188
    Costain Group P.L.C.                                      6,437     29,258
    Cranswick P.L.C.                                         17,194    347,251
    Creston P.L.C.                                            3,606      6,997
    Croda International P.L.C.                               18,624    811,159
    CSR P.L.C.                                               80,884    785,904
    CSR P.L.C. ADR                                              700     27,097
    Daily Mail & General Trust P.L.C.                        66,699    919,388
    Dairy Crest Group P.L.C.                                 52,819    412,098
    Darty P.L.C.                                             41,880     72,585
    DCC P.L.C.                                               19,149    981,848
    De La Rue P.L.C.                                          8,843    122,539
    Debenhams P.L.C.                                        497,111    675,145
    Dechra Pharmaceuticals P.L.C.                            21,606    251,681
    Development Securities P.L.C.                            37,010    152,079
    Devro P.L.C.                                             49,097    175,280
    Dignity P.L.C.                                           12,038    291,036
    Diploma P.L.C.                                           37,690    420,629
    Direct Line Insurance Group P.L.C.                       44,417    187,910
*   Dixons Retail P.L.C.                                    854,474    649,893
    Domino Printing Sciences P.L.C.                          41,445    542,860
    Domino's Pizza Group P.L.C.                              14,106    122,565
    Drax Group P.L.C.                                       125,752  1,407,668
    DS Smith P.L.C.                                         259,680  1,383,848
    Dunelm Group P.L.C.                                      12,698    201,048
    E2V Technologies P.L.C.                                  29,334     82,614
    easyJet P.L.C.                                           45,711  1,264,807
    Electrocomponents P.L.C.                                170,028    838,138
    Elementis P.L.C.                                        177,555    833,513
*   EnQuest P.L.C.                                          366,371    850,340
*   Enterprise Inns P.L.C.                                  232,953    537,749
*   Essar Energy P.L.C.                                      78,801     89,421
    Essentra P.L.C.                                          51,033    692,213
    Euromoney Institutional Investor P.L.C.                   5,912    106,701
*   Evraz P.L.C.                                             33,809     55,142

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
UNITED KINGDOM -- (Continued)
*   Exillon Energy P.L.C.                                    17,069 $   40,786
    Experian P.L.C.                                          44,398    853,639
    F&C Asset Management P.L.C.                             189,149    381,704
    Fenner P.L.C.                                            76,780    537,191
    Ferrexpo P.L.C.                                          79,470    196,019
    Fidessa Group P.L.C.                                      9,077    343,975
*   Findel P.L.C.                                            17,993     82,137
*   Firstgroup P.L.C.                                       442,136    966,143
    Fortune Oil P.L.C.                                      427,324     93,794
*   French Connection Group P.L.C.                            9,786     13,190
    Fresnillo P.L.C.                                            219      3,158
    Fuller, Smith & Turner P.L.C.                             7,612    123,894
    G4S P.L.C.                                              203,272    811,558
    Galliford Try P.L.C.                                     32,473    653,661
*   Gem Diamonds, Ltd.                                       50,403    141,416
    Genus P.L.C.                                             10,956    187,360
    GKN P.L.C.                                              197,612  1,284,675
    Glencore Xstrata P.L.C.                                 235,725  1,271,918
    Go-Ahead Group P.L.C.                                    10,134    337,961
    Grafton Group P.L.C.                                     72,417    712,289
    Greencore Group P.L.C.                                  167,550    740,027
    Greene King P.L.C.                                       77,147  1,161,462
    Greggs P.L.C.                                            46,597    421,479
    Halfords Group P.L.C.                                    77,585    582,177
    Halma P.L.C.                                             84,372    801,598
    Hargreaves Lansdown P.L.C.                               15,573    308,278
    Hays P.L.C.                                             360,299    919,194
    Headlam Group P.L.C.                                     17,739    144,691
    Helical Bar P.L.C.                                       49,359    302,857
    Helphire Group P.L.C.                                   116,904     12,103
    Henderson Group P.L.C.                                  236,000  1,002,663
*   Heritage Oil P.L.C.                                      86,173    460,009
    Hikma Pharmaceuticals P.L.C.                             29,842    783,109
    Hill & Smith Holdings P.L.C.                             22,827    215,620
    Hilton Food Group P.L.C.                                    435      3,921
    Hiscox, Ltd.                                            101,931  1,216,088
    Hochschild Mining P.L.C.                                 40,582    113,262
    Hogg Robinson Group P.L.C.                                4,980      6,240
    Home Retail Group P.L.C.                                403,251  1,393,357
    Homeserve P.L.C.                                         93,675    534,388
    Howden Joinery Group P.L.C.                             166,412    916,180
    HSBC Holdings P.L.C.                                     22,970    234,699
    HSBC Holdings P.L.C. Sponsored ADR                      175,852  9,024,725
    Hunting P.L.C.                                           39,688    568,189
    Huntsworth P.L.C.                                        36,761     37,271
    Hyder Consulting P.L.C.                                     977      7,786
    ICAP P.L.C.                                             144,220  1,010,244
    IG Group Holdings P.L.C.                                 69,427    746,590
*   Imagination Technologies Group P.L.C.                     7,952     26,461
    IMI P.L.C.                                               16,892    428,428
    Imperial Tobacco Group P.L.C.                            24,337  1,051,708
    Inchcape P.L.C.                                         151,175  1,642,244

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
UNITED KINGDOM -- (Continued)
    Informa P.L.C.                                           141,948 $1,159,195
    Inmarsat P.L.C.                                          110,029  1,353,844
*   Innovation Group P.L.C.                                  285,545    153,041
    InterContinental Hotels Group P.L.C.                      10,548    360,478
    InterContinental Hotels Group P.L.C. ADR                   1,026     35,315
*   International Consolidated Airlines Group SA             189,265  1,294,388
*   International Ferro Metals, Ltd.                          82,212     12,969
    Interserve P.L.C.                                         50,767    568,952
    Intertek Group P.L.C.                                     10,066    495,842
    Investec P.L.C.                                          140,009  1,235,406
*   IP Group P.L.C.                                           33,886     98,326
    ITE Group P.L.C.                                          39,030    151,787
    ITV P.L.C.                                               239,315    736,157
    J Sainsbury P.L.C.                                       253,433  1,437,675
    James Fisher & Sons P.L.C.                                13,848    301,990
    Jardine Lloyd Thompson Group P.L.C.                       25,282    451,143
    JD Sports Fashion P.L.C.                                   3,602    106,891
    JD Wetherspoon P.L.C.                                     35,363    503,815
#*  JKX Oil & Gas P.L.C.                                      65,541     60,430
    John Menzies P.L.C.                                       11,036    120,119
    John Wood Group P.L.C.                                   100,381  1,331,024
    Johnson Matthey P.L.C.                                    24,671  1,364,818
*   Johnston Press P.L.C.                                     72,415     30,904
    Jupiter Fund Management P.L.C.                            67,233    441,802
*   Kazakhmys P.L.C.                                          60,107    242,201
    Kcom Group P.L.C.                                        123,920    197,130
    Keller Group P.L.C.                                       28,641    483,205
    Kentz Corp., Ltd.                                         25,513    310,867
    Kier Group P.L.C.                                         12,370    347,678
    Kingfisher P.L.C.                                        201,535  1,426,138
    Ladbrokes P.L.C.                                         173,654    450,314
    Laird P.L.C.                                             120,705    567,286
*   Lamprell P.L.C.                                           99,644    258,397
    Lancashire Holdings, Ltd.                                 60,286    712,816
    Laura Ashley Holdings P.L.C.                              22,105      9,601
    Lavendon Group P.L.C.                                     37,311    142,978
    Legal & General Group P.L.C.                             493,055  1,765,009
*   Lloyds Banking Group P.L.C.                            2,002,798  2,553,993
#*  Lloyds Banking Group P.L.C. ADR                           46,132    238,502
    London Stock Exchange Group P.L.C.                        24,527    751,665
*   Lonmin P.L.C.                                            219,185  1,051,597
    Lookers P.L.C.                                            82,615    195,018
    Low & Bonar P.L.C.                                        33,427     46,953
    LSL Property Services P.L.C.                               3,008     20,367
    Man Group P.L.C.                                       1,063,704  1,775,162
    Management Consulting Group P.L.C.                        29,849     12,530
    Marks & Spencer Group P.L.C.                              81,761    611,271
    Marshalls P.L.C.                                          56,963    170,535
    Marston's P.L.C.                                         284,236    706,742
    McBride P.L.C.                                            40,404     67,106
    Mears Group P.L.C.                                        27,942    236,829
    Mecom Group P.L.C.                                        41,042     91,354

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
UNITED KINGDOM -- (Continued)
    Meggitt P.L.C.                                          120,764 $  974,096
    Melrose Industries P.L.C.                               162,286    783,692
    Michael Page International P.L.C.                        48,958    388,865
    Micro Focus International P.L.C.                         23,302    305,592
    Millennium & Copthorne Hotels P.L.C.                     60,600    568,886
*   Mitchells & Butlers P.L.C.                               74,843    557,618
    Mitie Group P.L.C.                                      144,903    780,542
    MJ Gleeson Group P.L.C.                                     400      2,668
    Mondi P.L.C.                                             70,018  1,163,973
    Moneysupermarket.com Group P.L.C.                        90,202    278,263
    Morgan Advanced Materials P.L.C.                        102,622    580,824
    Morgan Sindall Group P.L.C.                              17,627    235,642
*   Mothercare P.L.C.                                        10,976     34,677
    N Brown Group P.L.C.                                     43,294    375,232
    National Express Group P.L.C.                           170,973    806,551
    NCC Group P.L.C.                                         30,290     96,666
    Next P.L.C.                                               7,103    783,616
    Northgate P.L.C.                                         61,727    540,334
    Novae Group P.L.C.                                       20,960    191,865
*   Ocado Group P.L.C.                                       43,521    247,737
    Old Mutual P.L.C.                                       684,794  2,314,662
*   Optos P.L.C.                                             10,238     27,710
    Oxford Instruments P.L.C.                                 9,987    217,626
    Pace P.L.C.                                             125,678    774,426
    PayPoint P.L.C.                                           8,682    167,013
    Pearson P.L.C.                                           15,716    294,706
    Pearson P.L.C. Sponsored ADR                             19,843    372,453
    Pendragon P.L.C.                                        194,595    102,185
    Pennon Group P.L.C.                                      40,548    519,082
*   Persimmon P.L.C.                                         72,019  1,598,244
*   Petra Diamonds, Ltd.                                    169,369    467,211
    Petrofac, Ltd.                                           30,926    758,999
    Petropavlovsk P.L.C.                                     80,718     92,903
    Phoenix Group Holdings                                   57,010    657,423
    Phoenix IT Group, Ltd.                                   10,671     19,874
    Photo-Me International P.L.C.                            29,793     67,906
    Playtech P.L.C.                                          19,271    217,504
    Premier Farnell P.L.C.                                   95,280    358,449
*   Premier Foods P.L.C.                                    252,475    245,387
    Premier Oil P.L.C.                                      114,561    655,982
    Prudential P.L.C.                                        63,229  1,453,578
    Prudential P.L.C. ADR                                       800     36,952
*   Punch Taverns P.L.C.                                    139,592     33,069
    PZ Cussons P.L.C.                                        31,769    185,935
    QinetiQ Group P.L.C.                                    183,372    653,305
*   Quintain Estates & Development P.L.C.                   234,995    402,564
    Randgold Resources, Ltd.                                  3,395    272,901
*   Raven Russia, Ltd.                                       29,857     32,806
    REA Holdings P.L.C.                                       1,822     14,036
    Redrow P.L.C.                                           100,282    485,339
    Reed Elsevier P.L.C.                                     10,159    149,821
    Reed Elsevier P.L.C. Sponsored ADR                        4,190    247,797

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
UNITED KINGDOM -- (Continued)
    Regus P.L.C.                                             184,170 $  651,257
    Renishaw P.L.C.                                            6,459    198,656
*   Renold P.L.C.                                             12,120     10,627
    Rentokil Initial P.L.C.                                  188,971    380,768
    Resolution, Ltd.                                         461,924  2,330,334
    Restaurant Group P.L.C. (The)                             55,385    584,805
    Rexam P.L.C.                                             143,179  1,200,398
    Ricardo P.L.C.                                            15,777    180,652
    Rightmove P.L.C.                                          19,077    777,183
    Rio Tinto P.L.C.                                           5,471    297,446
#   Rio Tinto P.L.C. Sponsored ADR                            36,731  1,994,126
    RM P.L.C.                                                  8,611     20,145
    Robert Walters P.L.C.                                     16,237     87,638
    Rolls-Royce Holdings P.L.C.                               73,150  1,299,325
    Rotork P.L.C.                                             20,821    913,133
*   Royal Bank of Scotland Group P.L.C.                      160,444    812,882
*   Royal Bank of Scotland Group P.L.C. Sponsored ADR          4,720     47,955
    Royal Dutch Shell P.L.C. ADR(780259107)                   83,543  7,071,915
    Royal Dutch Shell P.L.C. ADR(780259206)                   80,746  6,357,940
    Royal Dutch Shell P.L.C. Class A                             505     19,965
    Royal Dutch Shell P.L.C. Class B                           6,539    277,652
    RPC Group P.L.C.                                          64,326    651,927
    RPS Group P.L.C.                                          94,111    470,686
    RSA Insurance Group P.L.C.                             1,349,660  2,240,997
    SABMiller P.L.C.                                          11,226    611,267
    Sage Group P.L.C. (The)                                  122,793    885,765
*   Salamander Energy P.L.C.                                  82,886    187,776
    Savills P.L.C.                                            35,438    359,113
    Schroders P.L.C.(0239581)                                  6,062    199,724
    Schroders P.L.C.(0240549)                                  8,447    365,298
    SDL P.L.C.                                                22,182    113,023
    Senior P.L.C.                                            143,302    692,571
    Sepura P.L.C.                                              6,972     15,643
    Serco Group P.L.C.                                        31,940    182,049
*   Severfield-Rowen P.L.C.                                   76,446     79,017
    Severn Trent P.L.C.                                        9,631    300,213
    Shanks Group P.L.C.                                      208,258    359,523
    Shire P.L.C.                                              15,631    893,967
    Shire P.L.C. ADR                                           1,800    309,150
    SIG P.L.C.                                               254,991    826,401
    Smith & Nephew P.L.C.                                     41,932    653,852
    Smith & Nephew P.L.C. Sponsored ADR                        1,572    122,522
    Smiths Group P.L.C.                                       44,545  1,005,545
    Soco International P.L.C.                                 79,470    580,819
    Spectris P.L.C.                                           29,360  1,104,718
    Speedy Hire P.L.C.                                       230,561    219,527
    Spirax-Sarco Engineering P.L.C.                           16,294    798,747
    Spirent Communications P.L.C.                            122,722    197,560
    Spirit Pub Co. P.L.C.                                    301,511    399,725
*   Sportech P.L.C.                                            2,757      4,049
*   Sports Direct International P.L.C.                        27,263    361,498
    SSE P.L.C.                                                33,084    853,121

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
UNITED KINGDOM -- (Continued)
    St Ives P.L.C.                                           19,787 $   66,297
    St James's Place P.L.C.                                  59,676    777,737
    ST Modwen Properties P.L.C.                              79,329    498,125
    Stagecoach Group P.L.C.                                 105,849    663,761
    Standard Chartered P.L.C.                                70,024  1,516,526
    Standard Life P.L.C.                                    152,747    987,508
    Sthree P.L.C.                                            12,874     87,950
#   Stobart Group, Ltd.                                      24,037     55,659
*   SuperGroup P.L.C.                                        10,041    225,714
    Synergy Health P.L.C.                                    23,539    493,312
    Synthomer P.L.C.                                         85,591    381,529
    TalkTalk Telecom Group P.L.C.                           124,121    601,525
    Tate & Lyle P.L.C.                                       45,762    542,491
    Taylor Wimpey P.L.C.                                    806,652  1,434,586
    Ted Baker P.L.C.                                          4,965    155,174
    Telecity Group P.L.C.                                    11,035    133,837
    Telecom Plus P.L.C.                                      12,256    320,849
    Tesco P.L.C.                                            212,456  1,052,491
*   Thomas Cook Group P.L.C.                                408,451  1,207,421
#*  Thorntons P.L.C.                                         16,023     32,878
    Topps Tiles P.L.C.                                       21,138     45,992
    Travis Perkins P.L.C.                                    57,999  1,674,451
    Tribal Group P.L.C.                                       1,288      4,364
    Trifast P.L.C.                                           26,856     41,925
*   Trinity Mirror P.L.C.                                   120,428    352,930
    TT electronics P.L.C.                                    69,537    245,867
    TUI Travel P.L.C.                                       120,717    873,175
    Tullett Prebon P.L.C.                                    90,769    487,894
    Tullow Oil P.L.C.                                        10,521    156,503
    UBM P.L.C.                                               40,745    453,242
    UDG Healthcare P.L.C.                                    96,979    587,960
    Ultra Electronics Holdings P.L.C.                        20,195    579,078
    Unite Group P.L.C. (The)                                 37,367    266,833
    United Utilities Group P.L.C.                            28,585    384,497
    UTV Media P.L.C.                                         21,346     86,453
*   Vectura Group P.L.C.                                     96,721    230,108
#   Vedanta Resources P.L.C.                                 54,137    866,908
    Vesuvius P.L.C.                                         119,522    843,056
    Victrex P.L.C.                                           15,963    502,598
    Vitec Group P.L.C. (The)                                  5,880     61,160
    Vodafone Group P.L.C. Sponsored ADR                     100,243  3,805,231
    Volex P.L.C.                                              1,588      2,774
    Weir Group P.L.C. (The)                                  23,833  1,084,093
    WH Smith P.L.C.                                          33,281    617,216
    Whitbread P.L.C.                                         16,928  1,167,625
    William Hill P.L.C.                                     114,583    686,586
*   Wincanton P.L.C.                                         20,201     40,426
    WM Morrison Supermarkets P.L.C.                         363,589  1,234,263
*   Wolfson Microelectronics P.L.C.                          14,929     59,273
    Wolseley P.L.C.                                          14,478    838,918
    WPP P.L.C.                                               53,556  1,154,753
    WPP P.L.C. Sponsored ADR                                 13,042  1,407,623

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                        SHARES      VALUE++
                                                       --------- --------------
UNITED KINGDOM -- (Continued)
    WS Atkins P.L.C.                                      24,835 $      538,630
    Xaar P.L.C.                                           13,215        176,050
    Xchanging P.L.C.                                      84,382        226,973
    XP Power, Ltd.                                           621         17,197
                                                                 --------------
TOTAL UNITED KINGDOM                                                247,241,735
                                                                 --------------
UNITED STATES -- (0.0%)
*   Chaparral Gold Corp.                                   4,255          2,485
*   Endo International P.L.C.                              3,206        200,980
*   Kofax, Ltd.                                           24,096        181,016
*   McEwen Mining - Minera Andes Acquisition Corp.        24,285         57,829
                                                                 --------------
TOTAL UNITED STATES                                                     442,310
                                                                 --------------
TOTAL COMMON STOCKS                                               1,287,049,206
                                                                 --------------
PREFERRED STOCKS -- (0.0%)

GERMANY -- (0.0%)
    Porsche Automobil Holding SE                           2,021        223,512
                                                                 --------------
UNITED KINGDOM -- (0.0%)
    McBride P.L.C.                                       686,868          1,160
    Rolls-Royce Holdings P.L.C.                        9,802,100         16,550
                                                                 --------------
TOTAL UNITED KINGDOM                                                     17,710
                                                                 --------------
TOTAL PREFERRED STOCKS                                                  241,222
                                                                 --------------
RIGHTS/WARRANTS -- (0.0%)

AUSTRALIA -- (0.0%)
#*  Aquarius Platinum, Ltd. Rights 05/14/14               67,470          7,208
*   Bank of Queensland, Ltd. Rights 05/09/14              11,687             --
*   Centrebet International, Ltd. Litigation Rights        6,648             --
                                                                 --------------
TOTAL AUSTRALIA                                                           7,208
                                                                 --------------
AUSTRIA -- (0.0%)
*   Intercell AG                                           1,270             --
                                                                 --------------
FRANCE -- (0.0%)
*   Groupe Fnac                                                5             24
*   Peugeot SA Warrants 04/29/17                          92,166        176,328
                                                                 --------------
TOTAL FRANCE                                                            176,352
                                                                 --------------
HONG KONG -- (0.0%)
*   Haitong International Securities Group, Ltd.
      Rights 05/23/14                                     79,203            919
*   Sun Hung Kai Properties 04/22/16                       6,457          4,414
                                                                 --------------
TOTAL HONG KONG                                                           5,333
                                                                 --------------
ISRAEL -- (0.0%)
#*  Africa Israel Investments, Ltd. Rights 05/01/14        1,196          1,030
                                                                 --------------
PORTUGAL -- (0.0%)
*   Mota-Engil SGPS SA Rights 12/31/49                    22,573         17,815
                                                                 --------------

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED

                                                       SHARES       VALUE++
                                                      ---------- --------------
SINGAPORE -- (0.0%)
*     Falcon Energy Group, Ltd. Rights 06/18/16           20,300 $          518
*     Technics Oil & Gas, Ltd. Warrants 12/09/16          31,200          6,595
                                                                 --------------
TOTAL SINGAPORE                                                           7,113
                                                                 --------------
SPAIN -- (0.0%)
*     Banco Santander SA                                 494,084        104,526
*     Inmobiliaria Colonial SA                             1,264          5,472
                                                                 --------------
TOTAL SPAIN                                                             109,998
                                                                 --------------
SWEDEN -- (0.0%)
*     Rezidor Hotel Group Rights 05/21/14                 18,581          8,621
                                                                 --------------
UNITED KINGDOM -- (0.0%)
*     Babcock International Group P.L.C. Rights
        05/06/14                                           9,708         65,564
                                                                 --------------
TOTAL RIGHTS/WARRANTS                                                   399,034
                                                                 --------------

                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)       VALUE+
                                                      ---------- --------------
SECURITIES LENDING COLLATERAL -- (11.0%)
(S)@  DFA Short Term Investment Fund                  13,700,803    158,518,289
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $1,166,313,446)              $1,446,207,751
                                                                 ==============

INTERNATIONAL VECTOR EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                             --------------------------------------------------
                               LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                             ------------ -------------- ------- --------------
 Common Stocks
    Australia                $  1,165,621 $   84,104,961   --    $   85,270,582
    Austria                        43,407      7,376,469   --         7,419,876
    Belgium                       963,430     18,908,212   --        19,871,642
    Brazil                          2,108             --   --             2,108
    Canada                    116,078,253          8,581   --       116,086,834
    China                              --        143,635   --           143,635
    Denmark                            --     21,021,087   --        21,021,087
    Finland                        22,326     27,591,296   --        27,613,622
    France                      2,203,144     93,487,614   --        95,690,758
    Germany                     3,912,672     77,732,168   --        81,644,840
    Greece                             --              1   --                 1
    Hong Kong                     151,268     35,298,272   --        35,449,540
    Ireland                     1,934,504      5,354,530   --         7,289,034
    Israel                      1,417,135      7,161,854   --         8,578,989
    Italy                       1,090,925     36,264,133   --        37,355,058
    Japan                       4,568,327    246,567,231   --       251,135,558
    Netherlands                 5,486,144     28,902,455   --        34,388,599
    New Zealand                     3,451      5,796,957   --         5,800,408
    Norway                        708,863     13,535,575   --        14,244,438
    Portugal                           --      6,389,074   --         6,389,074
    Singapore                          --     19,388,752   --        19,388,752
    Spain                       1,381,192     33,738,770   --        35,119,962
    Sweden                        130,505     41,929,967   --        42,060,472
    Switzerland                 5,732,891     81,667,401   --        87,400,292
    United Kingdom             43,379,209    203,862,526   --       247,241,735
    United States                 261,294        181,016   --           442,310
 Preferred Stocks
    Germany                            --        223,512   --           223,512
    United Kingdom                     --         17,710   --            17,710
 Rights/Warrants
    Australia                          --          7,208   --             7,208
    Austria                            --             --   --                --
    France                             --        176,352   --           176,352
    Hong Kong                          --          5,333   --             5,333
    Israel                             --          1,030   --             1,030
    Portugal                           --         17,815   --            17,815
    Singapore                          --          7,113   --             7,113
    Spain                              --        109,998   --           109,998
    Sweden                             --          8,621   --             8,621
    United Kingdom                     --         65,564   --            65,564
 Securities Lending
   Collateral                          --    158,518,289   --       158,518,289
                             ------------ --------------   --    --------------
 TOTAL                       $190,636,669 $1,255,571,082   --    $1,446,207,751
                             ============ ==============   ==    ==============

                    EMERGING MARKETS CORE EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                                                    PERCENTAGE
                                                             SHARES     VALUE++   OF NET ASSETS**
                                                            --------- ----------- ---------------
COMMON STOCKS -- (87.6%)
BRAZIL -- (6.7%)
    Abril Educacao SA                                         134,200 $ 1,715,304       0.0%
    AES Tiete SA                                              252,270   1,651,818       0.0%
    Aliansce Shopping Centers SA                              572,940   4,727,927       0.0%
    ALL - America Latina Logistica SA                       2,389,193   9,461,408       0.1%
    AMBEV SA                                                1,591,620  11,635,119       0.1%
    AMBEV SA ADR                                            6,417,027  46,523,446       0.3%
    Anhanguera Educacional Participacoes SA                 1,385,040   8,572,061       0.1%
    Arezzo Industria e Comercio SA                            180,631   2,021,188       0.0%
    Autometal SA                                              218,178   1,810,200       0.0%
*   B2W Cia Digital                                           437,740   4,864,759       0.0%
    Banco Bradesco SA                                       2,129,629  32,712,095       0.2%
    Banco do Brasil SA                                      2,455,639  25,781,594       0.2%
    Banco Santander Brasil SA                                 115,800     773,818       0.0%
#   Banco Santander Brasil SA ADR                           3,110,818  20,686,940       0.2%
    Bematech SA                                               318,700   1,192,043       0.0%
*   BHG SA - Brazil Hospitality Group                         127,600     795,443       0.0%
    BM&FBovespa SA                                          9,686,489  49,523,926       0.4%
    BR Malls Participacoes SA                               1,757,317  15,124,078       0.1%
    Brasil Brokers Participacoes SA                           881,422   1,731,418       0.0%
    Brasil Insurance Participacoes e Administracao SA         414,534   1,851,669       0.0%
    BrasilAgro - Co. Brasileira de Propriedades Agricolas       4,700      18,865       0.0%
#   Braskem SA Sponsored ADR                                  332,618   4,523,605       0.0%
*   Brazil Pharma SA                                          571,726     933,326       0.0%
    BRF SA                                                    812,706  18,406,392       0.1%
#   BRF SA ADR                                              1,233,685  27,881,281       0.2%
*   Brookfield Incorporacoes SA                             2,099,133   1,346,232       0.0%
    CCR SA                                                  2,092,208  16,373,598       0.1%
    Centrais Eletricas Brasileiras SA                         868,900   3,031,749       0.0%
#   Centrais Eletricas Brasileiras SA ADR                     130,848     727,515       0.0%
#   Centrais Eletricas Brasileiras SA Sponsored ADR           322,427   1,118,822       0.0%
    CETIP SA - Mercados Organizados                           827,165  10,539,189       0.1%
    Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR    196,188   9,330,701       0.1%
    Cia de Locacao das Americas                                67,000      87,140       0.0%
    Cia de Saneamento Basico do Estado de Sao Paulo           578,128   5,475,979       0.0%
#   Cia de Saneamento Basico do Estado de Sao Paulo ADR       841,986   7,982,027       0.1%
    Cia de Saneamento de Minas Gerais-COPASA                  363,688   5,676,126       0.0%
    Cia Energetica de Minas Gerais                            214,713   1,649,527       0.0%
#   Cia Energetica de Minas Gerais Sponsored ADR            1,067,860   8,051,661       0.1%
    Cia Hering                                                671,452   7,094,701       0.1%
    Cia Paranaense de Energia                                  71,100     701,514       0.0%
#   Cia Paranaense de Energia Sponsored ADR                   230,970   3,314,419       0.0%
    Cia Providencia Industria e Comercio SA                    54,100     196,286       0.0%
    Cia Siderurgica Nacional SA                               542,600   2,083,039       0.0%
#   Cia Siderurgica Nacional SA Sponsored ADR               3,358,178  12,996,149       0.1%
    Cielo SA                                                1,311,225  23,228,335       0.2%
*   Contax Participacoes SA                                   135,050   1,017,531       0.0%
    Cosan SA Industria e Comercio                             655,006  11,233,290       0.1%
    CPFL Energia SA                                           577,500   4,897,645       0.0%
    CPFL Energia SA ADR                                       224,362   3,760,307       0.0%
*   CR2 Empreendimentos Imobiliarios SA                        27,200      37,206       0.0%
    Cremer SA                                                  81,500     610,405       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                             SHARES     VALUE++   OF NET ASSETS**
                                                            --------- ----------- ---------------
BRAZIL -- (Continued)
    Cyrela Brazil Realty SA Empreendimentos e Participacoes 1,910,317 $11,583,131       0.1%
    Cyrela Commercial Properties SA Empreendimentos e
      Participacoes                                            15,734     126,098       0.0%
    Dimed SA Distribuidora da Medicamentos                        400      26,371       0.0%
    Direcional Engenharia SA                                  792,681   3,867,864       0.0%
    Duratex SA                                              1,606,361   6,952,072       0.1%
    EcoRodovias Infraestrutura e Logistica SA                 713,328   4,264,452       0.0%
    EDP - Energias do Brasil SA                             1,452,220   6,311,027       0.1%
    Embraer SA                                                233,006   2,014,735       0.0%
#   Embraer SA ADR                                            700,994  24,114,194       0.2%
*   Eneva SA                                                  290,434     160,213       0.0%
    Equatorial Energia SA                                     967,943   8,838,354       0.1%
    Estacio Participacoes SA                                1,124,000  12,037,726       0.1%
    Eternit SA                                                502,010   1,956,483       0.0%
    Even Construtora e Incorporadora SA                     1,484,177   4,779,186       0.0%
    Ez Tec Empreendimentos e Participacoes SA                 257,080   3,155,636       0.0%
*   Fertilizantes Heringer SA                                 150,408     356,837       0.0%
*   Fibria Celulose SA                                        483,242   4,811,289       0.0%
#*  Fibria Celulose SA Sponsored ADR                        1,146,541  11,385,152       0.1%
    Fleury SA                                                 356,093   2,389,125       0.0%
    Forjas Taurus SA                                            8,653       5,355       0.0%
    Fras-Le SA                                                  6,000      10,898       0.0%
    Gafisa SA                                                 714,800   1,163,684       0.0%
#   Gafisa SA ADR                                           1,410,877   4,670,003       0.0%
*   General Shopping Brasil SA                                180,100     558,130       0.0%
    Gerdau SA                                                 611,482   2,964,512       0.0%
    Gerdau SA Sponsored ADR                                 3,918,964  23,552,974       0.2%
*   Gol Linhas Aereas Inteligentes SA ADR                     132,200     859,300       0.0%
    Grendene SA                                               434,838   2,749,732       0.0%
    Guararapes Confeccoes SA                                   31,432   1,466,051       0.0%
    Helbor Empreendimentos SA                               1,009,969   3,442,433       0.0%
    Hypermarcas SA                                          1,857,266  13,685,337       0.1%
    Iguatemi Empresa de Shopping Centers SA                   462,244   4,596,008       0.0%
    Industrias Romi SA                                         91,108     206,344       0.0%
    International Meal Co. Holdings SA                        369,476   2,924,656       0.0%
    Iochpe-Maxion SA                                          441,569   3,994,370       0.0%
    Itau Unibanco Holding SA                                  694,214  10,694,585       0.1%
    JBS SA                                                  3,951,261  13,644,897       0.1%
    JHSF Participacoes SA                                     530,529     863,693       0.0%
    Joao Fortes Engenharia SA                                  20,369      43,118       0.0%
    JSL SA                                                    390,118   2,113,522       0.0%
    Kepler Weber SA                                            85,004   1,383,853       0.0%
    Klabin SA                                               2,474,733  12,985,481       0.1%
    Kroton Educacional SA                                     707,636  15,157,168       0.1%
    Light SA                                                  433,596   3,461,379       0.0%
    Localiza Rent a Car SA                                    475,460   7,100,714       0.1%
*   Log-in Logistica Intermodal SA                            396,879   1,422,161       0.0%
    Lojas Americanas SA                                       402,310   2,571,106       0.0%
    Lojas Renner SA                                           367,032  10,798,206       0.1%
    LPS Brasil Consultoria de Imoveis SA                      385,880   1,929,616       0.0%
    M Dias Branco SA                                          141,085   6,098,339       0.0%
    Magnesita Refratarios SA                                  755,661   1,606,383       0.0%
    Mahle-Metal Leve SA Industria e Comercio                  247,100   2,439,139       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                 PERCENTAGE
                                          SHARES     VALUE++   OF NET ASSETS**
                                        ---------- ----------- ---------------
BRAZIL -- (Continued)
    Marcopolo SA                            19,600 $    35,161       0.0%
*   Marfrig Global Foods SA              1,420,420   2,650,049       0.0%
    Marisa Lojas SA                        200,056   1,352,997       0.0%
    Mills Estruturas e Servicos de
      Engenharia SA                        462,190   5,828,807       0.0%
*   Minerva SA                             723,685   3,252,079       0.0%
*   MMX Mineracao e Metalicos SA           290,366     337,279       0.0%
    MRV Engenharia e Participacoes SA    2,752,487   8,715,129       0.1%
    Multiplan Empreendimentos
      Imobiliarios SA                      339,560   7,504,661       0.1%
    Multiplus SA                           219,548   2,809,151       0.0%
    Natura Cosmeticos SA                   539,900   9,247,127       0.1%
    Odontoprev SA                        1,158,296   4,649,288       0.0%
    Oi SA                                  636,158     641,935       0.0%
#   Oi SA ADR(670851104)                   136,542     135,163       0.0%
#   Oi SA ADR(670851203)                 2,015,083   1,871,408       0.0%
*   Paranapanema SA                      1,513,131   2,490,499       0.0%
*   PDG Realty SA Empreendimentos e
      Participacoes                     10,042,401   6,170,239       0.1%
    Petroleo Brasileiro SA               1,061,101   7,438,057       0.1%
    Petroleo Brasileiro SA ADR           3,836,209  53,246,581       0.4%
    Porto Seguro SA                        607,552   8,855,450       0.1%
    Portobello SA                          113,300     259,146       0.0%
    Positivo Informatica SA                180,100     188,197       0.0%
    Profarma Distribuidora de Produtos
      Farmaceuticos SA                     117,800     940,392       0.0%
*   Prumo Logistica SA                     433,350     229,332       0.0%
    QGEP Participacoes SA                  504,900   1,942,838       0.0%
*   Qualicorp SA                           663,563   6,448,889       0.1%
    Raia Drogasil SA                       889,325   7,578,058       0.1%
    Redentor Energia SA                        100         242       0.0%
    Restoque Comercio e Confeccoes de
      Roupas SA                            415,023   1,152,144       0.0%
    Rodobens Negocios Imobiliarios SA      140,821     730,078       0.0%
*   Rossi Residencial SA                 2,481,715   1,780,802       0.0%
    Santos Brasil Participacoes SA         250,222   2,005,367       0.0%
    Sao Carlos Empreendimentos e
      Participacoes SA                       8,800     138,132       0.0%
    Sao Martinho SA                        328,587   4,921,989       0.0%
    SLC Agricola SA                        371,924   2,835,613       0.0%
    Sonae Sierra Brasil SA                 175,518   1,414,535       0.0%
    Souza Cruz SA                          887,700   8,101,668       0.1%
*   Springs Global Participacoes SA        238,680     133,804       0.0%
    Sul America SA                       1,337,710   9,808,973       0.1%
*   T4F Entretenimento SA                   93,900     212,667       0.0%
    Technos SA                             101,016     591,667       0.0%
    Tecnisa SA                             808,495   2,512,780       0.0%
    Tegma Gestao Logistica                 138,600   1,159,273       0.0%
    Telefonica Brasil SA                    21,255     383,395       0.0%
#   Telefonica Brasil SA ADR               401,855   8,519,325       0.1%
    Tempo Participacoes SA                 243,497     472,852       0.0%
    Tereos Internacional SA                106,388      85,406       0.0%
    Tim Participacoes SA                   847,344   4,598,212       0.0%
    Tim Participacoes SA ADR               276,754   7,447,450       0.1%
    Totvs SA                               468,049   7,642,859       0.1%
    TPI - Triunfo Participacoes e
      Investimentos SA                     153,927     600,590       0.0%
    Tractebel Energia SA                   468,939   6,973,884       0.1%
    Transmissora Alianca de Energia
      Eletrica SA                        1,235,873  11,057,592       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                              SHARES       VALUE++     OF NET ASSETS**
                                                            ----------- -------------- ---------------
BRAZIL -- (Continued)
    Trisul SA                                                    51,685 $       93,646       0.0%
    Ultrapar Participacoes SA                                   671,968     16,870,397       0.1%
    Ultrapar Participacoes SA Sponsored ADR                      70,925      1,765,323       0.0%
    UNICASA Industria de Moveis SA                               70,800        134,948       0.0%
*   Usinas Siderurgicas de Minas Gerais SA                      258,044        926,979       0.0%
    Vale SA                                                     659,900      8,701,002       0.1%
#   Vale SA Sponsored ADR                                     3,456,710     45,697,706       0.3%
    Valid Solucoes e Servicos de Seguranca em Meios de
      Pagamento e Identificacao S.A                             315,429      4,887,576       0.0%
*   Vanguarda Agro SA                                         1,428,454      2,037,217       0.0%
*   Viver Incorporadora e Construtora SA                        516,825         37,086       0.0%
    WEG SA                                                      857,911     10,353,800       0.1%
                                                                        --------------       ---
TOTAL BRAZIL                                                             1,029,378,799       7.2%
                                                                        --------------       ---
CHILE -- (1.4%)
    AES Gener SA                                              7,511,797      4,040,426       0.0%
    Aguas Andinas SA Class A                                 11,398,986      7,032,259       0.1%
    Banco de Chile                                           19,450,669      2,499,178       0.0%
#   Banco de Chile ADR                                           59,731      4,621,374       0.0%
    Banco de Credito e Inversiones                              123,646      6,836,880       0.1%
    Banco Santander Chile                                       988,793         59,756       0.0%
#   Banco Santander Chile ADR                                   387,800      9,411,906       0.1%
    Banmedica SA                                                526,111        853,145       0.0%
    Besalco SA                                                1,451,429      1,270,713       0.0%
    CAP SA                                                      343,366      5,148,162       0.0%
    Cementos BIO BIO SA                                         180,149        164,423       0.0%
    Cencosud SA                                               3,431,199     11,432,161       0.1%
    Cencosud SA ADR                                               3,035         30,532       0.0%
    CFR Pharmaceuticals SA                                    7,674,470      1,564,123       0.0%
    Cia Cervecerias Unidas SA                                   114,732      1,354,202       0.0%
    Cia Cervecerias Unidas SA ADR                               144,222      3,399,313       0.0%
    Cia General de Electricidad SA                              303,329      1,424,572       0.0%
*   Cia Pesquera Camanchaca SA                                  220,903         11,310       0.0%
*   Cia Sud Americana de Vapores SA                          14,378,149        682,908       0.0%
    Cintac SA                                                   161,631         33,773       0.0%
    Clinica LAS Condes SA                                           309         23,219       0.0%
    Colbun SA                                                22,558,611      5,581,533       0.1%
    Corpbanca SA                                            643,442,314      7,412,207       0.1%
#   Corpbanca SA ADR                                             42,206        744,936       0.0%
    Cristalerias de Chile SA                                     59,157        435,090       0.0%
    Cruz Blanca Salud SA                                        329,718        277,563       0.0%
    E.CL SA                                                   2,234,164      2,837,769       0.0%
#   Embotelladora Andina SA Class A ADR                           2,422         46,793       0.0%
#   Embotelladora Andina SA Class B ADR                          22,399        542,504       0.0%
    Empresa Electrica Pilmaiquen                                 30,933        140,342       0.0%
    Empresa Nacional de Electricidad SA                       2,014,317      2,979,949       0.0%
#   Empresa Nacional de Electricidad SA Sponsored ADR           171,879      7,574,708       0.1%
*   Empresas AquaChile SA                                       351,810        240,045       0.0%
    Empresas CMPC SA                                          4,477,834      9,967,407       0.1%
    Empresas COPEC SA                                         1,524,611     19,670,482       0.2%
    Empresas Hites SA                                         1,075,010        600,324       0.0%
    Empresas Iansa SA                                        16,058,987        634,669       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                              SHARES     VALUE++    OF NET ASSETS**
                                                            ---------- ------------ ---------------
CHILE -- (Continued)
*   Empresas La Polar SA                                     1,986,927 $    197,194       0.0%
    Enersis SA                                               9,511,254    3,076,276       0.0%
    Enersis SA Sponsored ADR                                 1,182,721   19,041,808       0.1%
    Enjoy SA                                                   407,211       53,397       0.0%
    ENTEL Chile SA                                             588,760    7,227,832       0.1%
    Forus SA                                                   386,092    1,628,517       0.0%
    Gasco SA                                                    30,398      266,670       0.0%
    Grupo Security SA                                          634,855      221,649       0.0%
    Inversiones Aguas Metropolitanas SA                      2,221,968    3,677,940       0.0%
    Inversiones La Construccion SA                              16,133      212,293       0.0%
    Invexans SA                                             20,105,398      360,593       0.0%
    Latam Airlines Group SA(B8L1G76)                           105,702    1,528,821       0.0%
    Latam Airlines Group SA(2518932)                           121,449    1,853,197       0.0%
#   Latam Airlines Group SA Sponsored ADR                      839,537   12,870,102       0.1%
*   Madeco SA                                               20,105,398       83,913       0.0%
    Masisa SA                                               11,541,658      572,731       0.0%
    Molibdenos y Metales SA                                     84,984    1,155,953       0.0%
*   Multiexport Foods SA                                     2,734,356      615,388       0.0%
    Parque Arauco SA                                         3,945,012    7,060,758       0.1%
    PAZ Corp. SA                                             1,350,362      756,244       0.0%
    Ripley Corp. SA                                          4,441,735    2,888,972       0.0%
    SACI Falabella                                           1,195,324   10,168,373       0.1%
    Salfacorp SA                                               621,133      533,889       0.0%
    Sigdo Koppers SA                                         1,737,669    2,833,215       0.0%
    Sociedad Matriz SAAM SA                                 15,372,982    1,242,360       0.0%
    Sociedad Quimica y Minera de Chile SA Sponsored ADR         87,991    2,806,913       0.0%
    Socovesa SA                                              1,364,609      253,935       0.0%
    Sonda SA                                                 2,305,566    5,332,276       0.0%
    Vina Concha y Toro SA                                    2,182,732    4,564,645       0.0%
#   Vina Concha y Toro SA Sponsored ADR                         26,285    1,101,342       0.0%
    Vina San Pedro Tarapaca SA                              16,383,152      110,333       0.0%
                                                                       ------------       ---
TOTAL CHILE                                                             215,878,185       1.5%
                                                                       ------------       ---
CHINA -- (13.2%)
    361 Degrees International, Ltd.                          3,838,000      882,064       0.0%
    Agile Property Holdings, Ltd.                            7,053,525    5,720,181       0.1%
    Agricultural Bank of China, Ltd. Class H                47,803,460   20,052,876       0.2%
    Air China, Ltd. Class H                                  6,816,000    3,885,616       0.0%
    Ajisen China Holdings, Ltd.                              1,979,000    1,671,011       0.0%
#*  Aluminum Corp. of China, Ltd. ADR                          246,740    2,220,660       0.0%
#*  Aluminum Corp. of China, Ltd. Class H                   10,560,000    3,786,052       0.0%
    AMVIG Holdings, Ltd.                                     1,582,000      575,908       0.0%
#*  Angang Steel Co., Ltd. Class H                           5,921,160    3,595,780       0.0%
#   Anhui Conch Cement Co., Ltd. Class H                     2,995,500   11,145,611       0.1%
    Anhui Expressway Co., Ltd. Class H                       2,186,000    1,196,766       0.0%
    Anhui Tianda Oil Pipe Co., Ltd.                            589,130      112,742       0.0%
    Anta Sports Products, Ltd.                               3,246,000    4,741,366       0.0%
#   Anton Oilfield Services Group                            3,504,000    2,326,972       0.0%
#   Anxin-China Holdings, Ltd.                              12,905,000    2,033,249       0.0%
    Asia Cement China Holdings Corp.                         2,603,000    1,892,495       0.0%
*   Asia Energy Logistics Group, Ltd.                       17,250,000      164,616       0.0%
#   Asian Citrus Holdings, Ltd.                              3,647,000      758,227       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                              SHARES      VALUE++    OF NET ASSETS**
                                                            ----------- ------------ ---------------
CHINA -- (Continued)
*   Ausnutria Dairy Corp., Ltd.                                  67,000 $      2,368       0.0%
*   AVIC International Holding HK, Ltd.                       5,796,000      191,122       0.0%
*   AVIC International Holdings, Ltd.                           518,000      187,541       0.0%
    AviChina Industry & Technology Co., Ltd. Class H          7,645,212    4,091,911       0.0%
    Bank of China, Ltd. Class H                             157,471,702   69,585,230       0.5%
    Bank of Communications Co., Ltd. Class H                 19,061,618   11,873,232       0.1%
#   Baoxin Auto Group, Ltd.                                   1,011,000      765,785       0.0%
    Baoye Group Co., Ltd. Class H                             1,460,440      867,492       0.0%
*   BaWang International Group Holding, Ltd.                  4,614,000      235,579       0.0%
    BBMG Corp. Class H                                        5,567,702    3,904,837       0.0%
    Beijing Capital International Airport Co., Ltd. Class H   9,528,000    6,656,798       0.1%
#   Beijing Capital Land, Ltd. Class H                        5,746,000    1,935,544       0.0%
*   Beijing Development HK, Ltd.                                437,000      138,660       0.0%
    Beijing Enterprises Holdings, Ltd.                        1,543,528   13,382,044       0.1%
    Beijing Enterprises Water Group, Ltd.                    10,774,469    6,819,873       0.1%
    Beijing Jingkelong Co., Ltd. Class H                        153,512       43,021       0.0%
#   Beijing Jingneng Clean Energy Co., Ltd. Class H           2,738,000    1,183,778       0.0%
    Beijing North Star Co., Ltd. Class H                      3,824,000      892,788       0.0%
*   Beijing Properties Holdings, Ltd.                         4,378,967      464,291       0.0%
    Belle International Holdings, Ltd.                       10,180,114   10,611,879       0.1%
    Biostime International Holdings, Ltd.                       422,000    2,807,143       0.0%
    Bloomage Biotechnology Corp., Ltd.                          372,500    1,005,015       0.0%
#   Boer Power Holdings, Ltd.                                 1,024,000    1,344,141       0.0%
#   Bosideng International Holdings, Ltd.                    15,518,157    2,290,275       0.0%
    Brilliance China Automotive Holdings, Ltd.                4,384,000    6,718,671       0.1%
#*  Byd Co., Ltd. Class H                                     1,329,300    7,193,111       0.1%
*   BYD Electronic International Co., Ltd.                    4,359,222    2,686,966       0.0%
    C C Land Holdings, Ltd.                                   7,117,354    1,336,246       0.0%
*   Carnival Group International Holdings, Ltd.               1,094,000       86,349       0.0%
    Carrianna Group Holdings Co., Ltd.                        1,640,877      328,914       0.0%
    Cecep Costin New Materials Grp, Ltd.                        434,000      207,529       0.0%
    Central China Real Estate, Ltd.                           3,148,074      777,235       0.0%
*   CGN Mining Co., Ltd.                                      4,060,000      420,071       0.0%
#   Changshouhua Food Co., Ltd.                               1,500,000    1,523,899       0.0%
#*  Chaoda Modern Agriculture Holdings, Ltd.                  5,616,910      449,353       0.0%
#   Chaowei Power Holdings, Ltd.                              2,728,000    1,404,997       0.0%
*   Chigo Holding, Ltd.                                      21,262,000      483,454       0.0%
    Chiho-Tiande Group, Ltd.                                    240,000      117,478       0.0%
    China Aerospace International Holdings, Ltd.             10,672,600    1,077,284       0.0%
    China Agri-Industries Holdings, Ltd.                     11,372,800    4,550,094       0.0%
#   China All Access Holdings, Ltd.                           3,094,000    1,281,907       0.0%
*   China Animal Healthcare, Ltd.                             1,276,000      837,188       0.0%
    China Aoyuan Property Group, Ltd.                         6,342,000    1,080,681       0.0%
    China Automation Group, Ltd.                              3,425,000      609,681       0.0%
    China BlueChemical, Ltd.                                  8,045,122    4,318,760       0.0%
*   China Chengtong Development Group, Ltd.                   2,718,000       83,945       0.0%
    China CITIC Bank Corp., Ltd. Class H                     23,858,607   14,252,171       0.1%
#   China Coal Energy Co., Ltd. Class H                      18,516,168    9,984,676       0.1%
    China Communications Construction Co., Ltd. Class H      16,467,387   10,739,905       0.1%
    China Communications Services Corp., Ltd. Class H        11,057,327    5,597,100       0.1%
    China Construction Bank Corp. Class H                   158,865,302  109,994,041       0.8%
#*  China COSCO Holdings Co., Ltd. Class H                   11,544,000    4,578,537       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                            ---------- ----------- ---------------
CHINA -- (Continued)
#   China Datang Corp. Renewable Power Co., Ltd. Class H     9,935,000 $ 1,311,450       0.0%
    China Dongxiang Group Co.                               12,911,888   2,289,308       0.0%
*   China Dredging Environment Protection Holdings, Ltd.     1,834,000     631,619       0.0%
#*  China Eastern Airlines Corp., Ltd. Class H               7,080,000   2,188,010       0.0%
*   China Energine International Holdings, Ltd.              6,260,000     550,188       0.0%
    China Everbright International, Ltd.                     8,832,000  11,046,087       0.1%
    China Everbright, Ltd.                                   4,496,896   6,026,485       0.1%
    China Fiber Optic Network System Group, Ltd.             2,674,000     626,369       0.0%
#*  China Foods, Ltd.                                        4,396,000   1,487,585       0.0%
    China Gas Holdings, Ltd.                                 5,958,000   9,667,631       0.1%
*   China Glass Holdings, Ltd.                               4,404,000     529,758       0.0%
*   China Green Holdings, Ltd.                               2,529,000     158,892       0.0%
*   China Haidian Holdings, Ltd.                            10,242,000   1,297,547       0.0%
*   China High Precision Automation Group, Ltd.              1,360,000     214,009       0.0%
*   China High Speed Transmission Equipment Group Co., Ltd.  6,094,007   4,260,091       0.0%
#   China Hongqiao Group, Ltd.                               3,892,500   2,669,825       0.0%
*   China Household Holdings, Ltd.                          10,050,000     291,663       0.0%
*   China Huiyuan Juice Group, Ltd.                          3,217,000   2,107,036       0.0%
    China International Marine Containers Group Co., Ltd.
      Class H                                                  266,900     531,541       0.0%
#   China ITS Holdings Co., Ltd.                             2,729,000     515,564       0.0%
    China Lesso Group Holdings, Ltd.                         4,382,000   2,334,256       0.0%
#   China Life Insurance Co., Ltd. ADR                         313,416  12,248,297       0.1%
#   China Life Insurance Co., Ltd. Class H                   5,510,000  14,320,208       0.1%
#   China Lilang, Ltd.                                       1,872,000   1,208,862       0.0%
    China Longyuan Power Group Corp. Class H                 7,079,000   7,282,218       0.1%
#   China Lumena New Materials Corp.                        15,666,000   2,525,813       0.0%
#   China Medical System Holdings, Ltd.                      2,886,800   3,420,624       0.0%
    China Mengniu Dairy Co., Ltd.                            2,574,000  13,229,522       0.1%
    China Merchants Bank Co., Ltd. Class H                  14,193,146  25,357,496       0.2%
    China Merchants Holdings International Co., Ltd.         3,810,866  11,908,974       0.1%
#*  China Metal Recycling Holdings, Ltd.                     1,955,133     445,853       0.0%
#*  China Mining Resources Group, Ltd.                      14,560,900     164,348       0.0%
#   China Minsheng Banking Corp., Ltd. Class H              13,091,500  13,208,168       0.1%
    China Mobile, Ltd.                                       3,987,000  37,950,155       0.3%
    China Mobile, Ltd. Sponsored ADR                         1,837,282  87,142,285       0.6%
#*  China Modern Dairy Holdings, Ltd.                        5,582,000   2,410,455       0.0%
#   China Molybdenum Co., Ltd. Class H                       4,585,000   2,045,127       0.0%
    China National Building Material Co., Ltd. Class H      12,520,000  11,828,259       0.1%
    China National Materials Co., Ltd.                       5,688,000   1,103,258       0.0%
#*  China New Town Development Co., Ltd.                     5,843,677     438,732       0.0%
*   China Nickel Resources Holdings Co., Ltd.                3,830,000     125,971       0.0%
#   China Oil & Gas Group, Ltd.                             18,160,000   3,005,611       0.0%
    China Oilfield Services, Ltd. Class H                    3,836,000   9,176,632       0.1%
    China Overseas Grand Oceans Group, Ltd.                  3,178,000   1,890,843       0.0%
    China Overseas Land & Investment, Ltd.                   8,650,033  21,271,238       0.2%
    China Pacific Insurance Group Co., Ltd. Class H          5,611,465  17,570,496       0.1%
    China Petroleum & Chemical Corp. ADR                       246,852  21,937,719       0.2%
    China Petroleum & Chemical Corp. Class H                31,492,400  27,875,942       0.2%
#   China Power International Development, Ltd.             10,545,200   3,796,922       0.0%
#*  China Power New Energy Development Co., Ltd.            21,140,000   1,108,449       0.0%
*   China Precious Metal Resources Holdings Co., Ltd.       13,235,682   1,316,140       0.0%
*   China Properties Group, Ltd.                             2,449,000     551,114       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                            ---------- ----------- ---------------
CHINA -- (Continued)
    China Qinfa Group, Ltd.                                  2,670,000 $   113,754       0.0%
#   China Railway Construction Corp., Ltd. Class H           8,466,687   6,971,248       0.1%
    China Railway Group, Ltd. Class H                        9,962,000   4,461,832       0.0%
#*  China Rare Earth Holdings, Ltd.                          7,016,000     896,590       0.0%
    China Resources Cement Holdings, Ltd.                    7,800,946   5,410,585       0.1%
    China Resources Enterprise, Ltd.                         4,418,000  12,551,829       0.1%
    China Resources Gas Group, Ltd.                          1,614,000   4,787,675       0.0%
    China Resources Land, Ltd.                               5,786,681  11,928,015       0.1%
    China Resources Power Holdings Co., Ltd.                 3,410,000   8,570,551       0.1%
#*  China Rongsheng Heavy Industries Group Holdings, Ltd.   17,560,000   3,023,322       0.0%
*   China Ruifeng Renewable Energy Holdings, Ltd.            2,796,000     580,808       0.0%
#   China Sanjiang Fine Chemicals Co., Ltd.                  3,282,000   1,437,407       0.0%
#   China SCE Property Holdings, Ltd.                        2,563,400     555,918       0.0%
    China Shanshui Cement Group, Ltd.                       10,203,645   3,960,231       0.0%
    China Shenhua Energy Co., Ltd. Class H                   7,527,000  20,392,565       0.2%
    China Shineway Pharmaceutical Group, Ltd.                1,611,000   2,814,487       0.0%
#*  China Shipping Container Lines Co., Ltd. Class H        20,233,300   4,767,323       0.0%
*   China Shipping Development Co., Ltd. Class H             7,204,000   3,948,974       0.0%
#   China Singyes Solar Technologies Holdings, Ltd.          1,689,800   2,480,056       0.0%
#   China South City Holdings, Ltd.                         10,122,711   4,251,518       0.0%
#   China Southern Airlines Co., Ltd. Class H                6,660,000   1,988,817       0.0%
#   China Southern Airlines Co., Ltd. Sponsored ADR             41,944     631,677       0.0%
    China Starch Holdings, Ltd.                              8,270,000     212,790       0.0%
    China State Construction International Holdings, Ltd.    3,687,520   6,149,191       0.1%
#   China Suntien Green Energy Corp., Ltd. Class H           7,193,000   2,436,562       0.0%
#   China Taifeng Beddings Holdings, Ltd.                    1,662,000     184,895       0.0%
*   China Taiping Insurance Holdings Co., Ltd.               3,714,600   5,903,137       0.1%
#   China Telecom Corp., Ltd. ADR                              137,239   7,029,382       0.1%
    China Telecom Corp., Ltd. Class H                        8,024,000   4,094,677       0.0%
#*  China Tian Lun Gas Holdings, Ltd.                          580,500     535,555       0.0%
    China Tianyi Holdings, Ltd.                              1,996,000     268,631       0.0%
*   China Tontine Wines Group, Ltd.                          3,962,000     171,272       0.0%
*   China Traditional Chinese Medicine Co., Ltd.               738,000     315,076       0.0%
    China Travel International Inv HK                       13,193,892   2,657,643       0.0%
    China Unicom Hong Kong, Ltd.                             4,324,000   6,617,701       0.1%
#   China Unicom Hong Kong, Ltd. ADR                         1,065,141  16,328,612       0.1%
*   China Vanadium Titano - Magnetite Mining Co., Ltd.       4,955,000     620,845       0.0%
#   China Water Affairs Group, Ltd.                          4,664,000   1,578,432       0.0%
*   China Water Industry Group, Ltd.                         1,232,000     202,491       0.0%
*   China WindPower Group, Ltd.                             19,845,909   1,287,763       0.0%
#*  China Yurun Food Group, Ltd.                             7,544,000   3,646,507       0.0%
#*  China ZhengTong Auto Services Holdings, Ltd.             4,646,000   2,532,562       0.0%
#*  China Zhongwang Holdings, Ltd.                           9,010,779   2,816,459       0.0%
#*  Chinasoft International, Ltd.                            4,892,000   1,414,325       0.0%
#*  ChinaVision Media Group, Ltd.                            3,680,000     708,217       0.0%
*   Chinese People Holdings Co., Ltd.                        7,880,000     208,387       0.0%
*   Chongqing Iron & Steel Co., Ltd. Class H                 2,590,000     370,853       0.0%
    Chongqing Machinery & Electric Co., Ltd. Class H         5,647,962     730,659       0.0%
    Chongqing Rural Commercial Bank Class H                 12,371,000   5,392,393       0.1%
    Chu Kong Petroleum & Natural Gas Steel Pipe Holdings,
      Ltd.                                                   1,990,000     604,272       0.0%
    CIMC Enric Holdings, Ltd.                                1,694,000   2,448,725       0.0%
*   Citic 21CN Co., Ltd.                                     4,732,000   2,639,274       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                            ---------- ----------- ---------------
CHINA -- (Continued)
*   CITIC Dameng Holdings, Ltd.                                935,000 $    66,606       0.0%
#   CITIC Pacific, Ltd.                                      6,532,567  11,439,486       0.1%
*   CITIC Resources Holdings, Ltd.                          12,768,000   1,864,114       0.0%
#   CITIC Securities Co., Ltd. Class H                       3,063,000   6,132,199       0.1%
    Clear Media, Ltd.                                          173,000     173,019       0.0%
*   CNNC International, Ltd.                                   414,898     112,642       0.0%
    CNOOC, Ltd.                                             21,558,000  35,465,333       0.3%
#   CNOOC, Ltd. ADR                                            213,780  35,314,318       0.3%
*   Coastal Greenland, Ltd.                                  3,432,000     107,459       0.0%
#*  Comba Telecom Systems Holdings, Ltd.                     4,639,573   1,181,536       0.0%
*   Comtec Solar Systems Group, Ltd.                         4,014,000     639,488       0.0%
#   Coolpad Group, Ltd.                                      7,196,000   3,123,819       0.0%
    Cosco International Holdings, Ltd.                       1,328,000     553,839       0.0%
    COSCO Pacific, Ltd.                                      8,770,989  11,772,483       0.1%
*   Coslight Technology International Group, Ltd.              480,000     335,051       0.0%
    Country Garden Holdings Co., Ltd.                       14,674,182   5,883,717       0.1%
#   CP Pokphand Co., Ltd.                                   10,895,658   1,206,833       0.0%
#   CPMC Holdings, Ltd.                                      1,325,000   1,048,831       0.0%
#   CSPC Pharmaceutical Group, Ltd.                          3,620,000   2,992,740       0.0%
    CSR Corp., Ltd.                                          5,535,324   4,072,702       0.0%
    Da Ming International Holdings, Ltd.                        34,000       8,462       0.0%
*   DaChan Food Asia, Ltd.                                   1,513,087     179,563       0.0%
#   Dah Chong Hong Holdings, Ltd.                            4,428,000   2,806,971       0.0%
#   Dalian Port PDA Co., Ltd. Class H                        5,986,000   1,415,173       0.0%
#   Daphne International Holdings, Ltd.                      5,196,000   2,086,112       0.0%
    Datang International Power Generation Co., Ltd. Class H  8,690,000   3,229,614       0.0%
    Dawnrays Pharmaceutical Holdings, Ltd.                   1,369,491   1,030,792       0.0%
#*  DBA Telecommunication Asia Holdings, Ltd.                1,020,000      50,125       0.0%
    Digital China Holdings, Ltd.                             4,070,000   3,769,653       0.0%
#   Dongfang Electric Corp., Ltd. Class H                    1,165,800   1,817,284       0.0%
    Dongfeng Motor Group Co., Ltd. Class H                   7,834,000  10,452,850       0.1%
#   Dongjiang Environmental Co., Ltd. Class H                  136,599     495,121       0.0%
#   Dongyue Group, Ltd.                                      6,374,000   2,557,784       0.0%
#*  Dynasty Fine Wines Group, Ltd.                           1,708,000      59,482       0.0%
    Embry Holdings, Ltd.                                       509,000     297,165       0.0%
    ENN Energy Holdings, Ltd.                                2,010,000  14,019,661       0.1%
    EVA Precision Industrial Holdings, Ltd.                  5,630,516     945,546       0.0%
*   EverChina International Holdings Co., Ltd.              17,127,500     762,790       0.0%
#   Evergrande Real Estate Group, Ltd.                      28,147,000  12,573,208       0.1%
    Evergreen International Holdings, Ltd.                   1,091,000     131,122       0.0%
*   Extrawell Pharmaceutical Holdings, Ltd.                  6,122,079     296,937       0.0%
    Fantasia Holdings Group Co., Ltd.                        9,461,519   1,261,578       0.0%
#   First Tractor Co., Ltd. Class H                          2,154,000   1,261,449       0.0%
#   Fosun International, Ltd.                                6,676,285   8,085,838       0.1%
    Franshion Properties China, Ltd.                        19,164,976   5,994,182       0.1%
#   Fufeng Group, Ltd.                                       5,082,800   1,936,685       0.0%
#*  GCL-Poly Energy Holdings, Ltd.                          33,132,320   9,951,974       0.1%
#   Geely Automobile Holdings, Ltd.                         23,760,000   8,259,824       0.1%
*   Global Bio-Chem Technology Group Co., Ltd.              10,533,600     361,350       0.0%
*   Global Sweeteners Holdings, Ltd.                         1,750,699      97,722       0.0%
*   Glorious Property Holdings, Ltd.                        14,327,712   2,053,801       0.0%
    Goldbond Group Holdings, Ltd.                              650,000      31,519       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                            PERCENTAGE
                                                    SHARES      VALUE++   OF NET ASSETS**
                                                  ----------- ----------- ---------------
CHINA -- (Continued)
#   Golden Eagle Retail Group, Ltd.                 1,887,000 $ 2,440,713       0.0%
#   Golden Meditech Holdings, Ltd.                  7,474,194     646,818       0.0%
    Goldlion Holdings, Ltd.                           852,866     390,561       0.0%
    GOME Electrical Appliances Holding, Ltd.       56,205,660  10,538,517       0.1%
    Good Friend International Holdings, Inc.          487,333     151,096       0.0%
#   Goodbaby International Holdings, Ltd.           2,541,000   1,391,475       0.0%
#   Great Wall Motor Co., Ltd. Class H              1,636,250   7,433,156       0.1%
*   Great Wall Technology Co., Ltd. Class H         2,206,000     858,927       0.0%
    Greatview Aseptic Packaging Co., Ltd.           1,729,000   1,054,994       0.0%
    Greenland Hong Kong Holdings, Ltd.              1,112,275     508,931       0.0%
    Greentown China Holdings, Ltd.                  3,346,500   3,370,388       0.0%
#   Guangdong Investment, Ltd.                      6,610,000   7,194,965       0.1%
    Guangdong Land Holdings, Ltd.                   2,823,361     557,398       0.0%
#   Guangshen Railway Co., Ltd. Class H             4,242,000   1,602,573       0.0%
    Guangshen Railway Co., Ltd. Sponsored ADR          69,174   1,310,156       0.0%
    Guangzhou Automobile Group Co., Ltd. Class H    8,373,480   8,453,240       0.1%
#   Guangzhou Baiyunshan Pharmaceutical Holdings
      Co., Ltd. Class H                               504,000   1,514,916       0.0%
    Guangzhou R&F Properties Co., Ltd.              4,171,932   5,444,012       0.1%
    Guangzhou Shipyard International Co., Ltd.
      Class H                                         530,000     935,180       0.0%
#   Guodian Technology & Environment Group Co.,
      Ltd. Class H                                  2,305,000     575,022       0.0%
    Haier Electronics Group Co., Ltd.               2,277,000   5,589,344       0.1%
    Hainan Meilan International Airport Co.,
      Ltd. Class H                                    596,000     565,888       0.0%
#   Haitian International Holdings, Ltd.            1,424,000   2,865,140       0.0%
#*  Hanergy Solar Group, Ltd.                      48,496,000   7,024,315       0.1%
    Harbin Electric Co., Ltd. Class H               4,400,587   2,598,003       0.0%
    Henderson Investment, Ltd.                        377,000      29,219       0.0%
*   Heng Tai Consumables Group, Ltd.               18,666,383     341,833       0.0%
    Hengan International Group Co., Ltd.            1,019,122  10,730,476       0.1%
#   Hengdeli Holdings, Ltd.                        10,988,800   2,113,716       0.0%
*   Hi Sun Technology China, Ltd.                   3,009,000     646,328       0.0%
#*  Hidili Industry International Development,
      Ltd.                                          5,587,000     645,432       0.0%
#   Hilong Holding, Ltd.                            2,522,000   1,314,487       0.0%
*   Hisense Kelon Electrical Holdings Co., Ltd.
      Class H                                       1,221,000   1,443,132       0.0%
#*  HKC Holdings, Ltd.                             19,752,210     535,705       0.0%
#   Honghua Group, Ltd.                             5,332,000   1,254,761       0.0%
    Hopefluent Group Holdings, Ltd.                   437,973     143,548       0.0%
#   Hopewell Highway Infrastructure, Ltd.           3,852,528   1,883,905       0.0%
#*  Hopson Development Holdings, Ltd.               3,442,000   3,382,403       0.0%
#   Hua Han Bio-Pharmaceutical Holdings, Ltd.      12,005,135   2,508,070       0.0%
*   Hua Lien International Holding Co., Ltd.          558,000      23,025       0.0%
#   Huabao International Holdings, Ltd.            10,146,986   4,806,200       0.1%
    Huadian Power International Corp., Ltd.
      Class H                                       5,604,000   3,045,617       0.0%
    Huaneng Power International, Inc. Class H       1,434,000   1,403,723       0.0%
#   Huaneng Power International, Inc. Sponsored
      ADR                                             106,517   4,183,988       0.0%
    Huaneng Renewables Corp., Ltd. Class H         11,060,000   3,438,187       0.0%
*   Huili Resources Group, Ltd.                       846,000     166,979       0.0%
#*  Hunan Nonferrous Metal Corp., Ltd. Class H      8,890,000   2,580,323       0.0%
*   Huscoke Resources Holdings, Ltd.                  381,800       3,412       0.0%
    Hutchison Harbour Ring, Ltd.                    1,932,000     147,138       0.0%
    Industrial & Commercial Bank of China, Ltd.
      Class H                                     158,902,725  94,741,662       0.7%
    Inspur International, Ltd.                      2,180,000     382,740       0.0%
    Intime Retail Group Co., Ltd.                   4,260,500   4,184,089       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                            ---------- ----------- ---------------
CHINA -- (Continued)
    Jiangsu Expressway Co., Ltd. Class H                     3,082,000 $ 3,460,268       0.0%
    Jiangxi Copper Co., Ltd. Class H                         4,924,000   8,133,035       0.1%
*   Jinchuan Group International Resources Co., Ltd.         1,141,000     131,832       0.0%
    Jingwei Textile Machinery Class H                        1,000,000     877,647       0.0%
    Ju Teng International Holdings, Ltd.                     4,202,090   3,115,725       0.0%
    Jutal Offshore Oil Services, Ltd.                          958,000     178,527       0.0%
*   Kai Yuan Holdings, Ltd.                                 16,790,000     311,768       0.0%
#   Kaisa Group Holdings, Ltd.                               9,613,684   3,046,159       0.0%
*   Kasen International Holdings, Ltd.                         314,000      66,984       0.0%
    Kingboard Chemical Holdings, Ltd.                        3,618,166   6,915,011       0.1%
    Kingboard Laminates Holdings, Ltd.                       4,883,984   1,895,045       0.0%
#*  Kingdee International Software Group Co., Ltd.           5,129,600   1,540,697       0.0%
#   Kingsoft Corp., Ltd.                                     2,757,000   8,544,410       0.1%
    Kunlun Energy Co., Ltd.                                  7,760,000  12,105,216       0.1%
    KWG Property Holding, Ltd.                               6,613,144   3,677,525       0.0%
#   Labixiaoxin Snacks Group, Ltd.                           1,272,000     492,200       0.0%
    Lai Fung Holdings, Ltd.                                 24,807,000     529,055       0.0%
    Le Saunda Holdings, Ltd.                                 1,134,000     541,769       0.0%
    Lee & Man Chemical Co., Ltd.                               821,339     392,649       0.0%
#   Lee & Man Paper Manufacturing, Ltd.                      7,007,200   3,800,336       0.0%
#   Lenovo Group, Ltd.                                       9,412,000  10,701,162       0.1%
*   Leoch International Technology, Ltd.                       907,000     133,190       0.0%
#*  Li Ning Co., Ltd.                                        4,884,500   3,409,891       0.0%
#   Lianhua Supermarket Holdings Co., Ltd. Class H           2,030,200   1,125,564       0.0%
#   Lijun International Pharmaceutical Holding Co., Ltd.     7,206,000   2,945,667       0.0%
#   Lingbao Gold Co., Ltd. Class H                           1,494,000     265,225       0.0%
*   LK Technology Holdings, Ltd.                               712,500      85,888       0.0%
    Longfor Properties Co., Ltd.                             4,402,500   5,697,004       0.1%
*   Lonking Holdings, Ltd.                                  11,388,000   2,109,283       0.0%
*   Loudong General Nice Resources China Holdings, Ltd.      5,239,309     371,685       0.0%
*   Maanshan Iron & Steel Co., Ltd. Class H                  9,296,000   1,948,640       0.0%
*   Madex International Holdings, Ltd.                       3,520,000      55,475       0.0%
    Maoye International Holdings, Ltd.                       7,100,000   1,018,558       0.0%
#*  Metallurgical Corp. of China, Ltd. Class H              12,523,000   2,377,576       0.0%
#   Microport Scientific Corp.                               1,233,000     838,473       0.0%
#   MIE Holdings Corp.                                       4,960,000     934,653       0.0%
    MIN XIN Holdings, Ltd.                                     596,000     307,671       0.0%
#*  Mingfa Group International Co., Ltd.                     4,982,000   1,247,373       0.0%
*   Mingyuan Medicare Development Co., Ltd.                  4,480,000      94,860       0.0%
#   Minmetals Land, Ltd.                                     6,023,644     677,429       0.0%
    Minth Group, Ltd.                                        2,171,000   3,421,072       0.0%
#*  MMG, Ltd.                                                9,112,000   2,121,840       0.0%
*   Nan Hai Corp., Ltd.                                     61,300,000     395,444       0.0%
    Nanjing Panda Electronics Co., Ltd. Class H                814,000     482,965       0.0%
    Nature Flooring Holding Co., Ltd.                          654,000     122,378       0.0%
#   NetDragon Websoft, Inc.                                    495,456     846,990       0.0%
*   New China Life Insurance Co., Ltd. Class H               1,603,200   4,719,356       0.0%
    New World China Land, Ltd.                              10,199,700   8,454,285       0.1%
    New World Department Store China, Ltd.                   2,186,538   1,023,844       0.0%
*   Newton Resources, Ltd.                                     494,000      46,022       0.0%
#   Nine Dragons Paper Holdings, Ltd.                        9,105,000   5,991,062       0.1%
*   North Mining Shares Co., Ltd.                           10,450,000     485,857       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                            ---------- ----------- ---------------
CHINA -- (Continued)
#   NVC Lighting Holdings, Ltd.                              7,356,000 $ 1,837,393       0.0%
    O-Net Communications Group, Ltd.                         1,503,000     391,162       0.0%
    Overseas Chinese Town Asia Holdings, Ltd.                  357,817     125,307       0.0%
#   Pacific Online, Ltd.                                     1,105,195     599,758       0.0%
#   Parkson Retail Group, Ltd.                               6,360,500   1,864,942       0.0%
#*  PAX Global Technology, Ltd.                                577,000     301,995       0.0%
    Peak Sport Products Co., Ltd.                            3,192,000     895,210       0.0%
*   PetroAsian Energy Holdings, Ltd.                         6,124,000      97,103       0.0%
#   PetroChina Co., Ltd. ADR                                   229,733  26,492,810       0.2%
    PetroChina Co., Ltd. Class H                            23,340,000  26,869,125       0.2%
#   Phoenix Satellite Television Holdings, Ltd.              4,116,000   1,473,238       0.0%
    PICC Property & Casualty Co., Ltd. Class H               6,700,360   8,856,791       0.1%
    Ping An Insurance Group Co. of China, Ltd. Class H       2,717,000  20,130,758       0.2%
    Poly Property Group Co., Ltd.                           11,116,068   4,826,412       0.1%
#   Ports Design, Ltd.                                       1,736,000     826,198       0.0%
*   Pou Sheng International Holdings, Ltd.                   3,881,609     165,326       0.0%
    Powerlong Real Estate Holdings, Ltd.                     5,388,715     814,227       0.0%
#   Prince Frog International Holdings, Ltd.                 2,035,000     583,670       0.0%
*   Prosperity International Holdings HK, Ltd.               4,900,000     167,523       0.0%
    Qingling Motors Co., Ltd. Class H                        1,688,000     518,195       0.0%
    Qunxing Paper Holdings Co., Ltd.                           854,211     222,341       0.0%
*   Real Gold Mining, Ltd.                                     640,000      21,710       0.0%
    Real Nutriceutical Group, Ltd.                           4,279,000     911,185       0.0%
    Regent Manner International Holdings, Ltd.               2,926,000     513,270       0.0%
#*  Renhe Commercial Holdings Co., Ltd.                     64,491,077   3,700,903       0.0%
#   REXLot Holdings, Ltd.                                   41,293,724   4,327,012       0.0%
    Road King Infrastructure, Ltd.                           1,150,000   1,058,187       0.0%
    Samson Holding, Ltd.                                     4,377,000     576,395       0.0%
#   Sany Heavy Equipment International Holdings Co., Ltd.    4,530,500   1,052,794       0.0%
    Sateri Holdings, Ltd.                                       23,000       4,270       0.0%
#*  Semiconductor Manufacturing International Corp.         88,127,955   7,244,078       0.1%
*   Semiconductor Manufacturing International Corp. ADR        170,083     705,844       0.0%
    Shandong Chenming Paper Holdings, Ltd. Class H           1,952,022     862,987       0.0%
    Shandong Molong Petroleum Machinery Co., Ltd. Class H    1,181,728     325,859       0.0%
    Shandong Weigao Group Medical Polymer Co., Ltd. Class H  3,088,000   3,128,726       0.0%
#   Shanghai Electric Group Co., Ltd. Class H               10,286,000   3,994,395       0.0%
#   Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H      618,000   2,101,284       0.0%
    Shanghai Industrial Holdings, Ltd.                       2,523,000   7,781,089       0.1%
#*  Shanghai Industrial Urban Development Group, Ltd.        8,157,025   1,559,334       0.0%
#   Shanghai Jin Jiang International Hotels Group Co.,
      Ltd. Class H                                           6,756,000   1,679,570       0.0%
    Shanghai Pharmaceuticals Holding Co., Ltd. Class H       1,983,800   3,639,013       0.0%
    Shanghai Prime Machinery Co., Ltd. Class H               1,820,000     274,399       0.0%
*   Shanghai Zendai Property, Ltd.                           6,120,000      96,444       0.0%
    Shengli Oil & Gas Pipe Holdings, Ltd.                    4,210,500     214,743       0.0%
#   Shenguan Holdings Group, Ltd.                            3,748,000   1,605,311       0.0%
    Shenzhen Expressway Co., Ltd. Class H                    3,204,000   1,453,652       0.0%
    Shenzhen International Holdings, Ltd.                    4,462,195   5,421,198       0.1%
#   Shenzhen Investment, Ltd.                               14,728,455   4,832,760       0.1%
    Shenzhou International Group Holdings, Ltd.              1,081,000   3,715,643       0.0%
    Shimao Property Holdings, Ltd.                           5,344,683  10,570,323       0.1%
#*  Shougang Concord International Enterprises Co., Ltd.    24,674,100   1,149,656       0.0%
#   Shougang Fushan Resources Group, Ltd.                   17,696,461   5,257,424       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                            ---------- ----------- ---------------
CHINA -- (Continued)
    Shui On Land, Ltd.                                      19,543,776 $ 5,203,596       0.1%
#*  Shunfeng Photovoltaic International, Ltd.                1,596,000   2,063,341       0.0%
    Sichuan Expressway Co., Ltd. Class H                     3,988,000   1,194,736       0.0%
    Sihuan Pharmaceutical Holdings Group, Ltd.               6,967,000   7,646,597       0.1%
*   Sijia Group Co.                                            893,399      29,615       0.0%
    Silver Grant International Industries, Ltd.              4,466,000     564,538       0.0%
*   SIM Technology Group, Ltd.                               5,367,000     246,637       0.0%
    Sino Biopharmaceutical, Ltd.                             7,891,999   6,183,262       0.1%
*   Sino Dragon New Energy Holdings, Ltd.                    2,728,000     120,171       0.0%
#*  Sino Oil And Gas Holdings, Ltd.                         53,867,234   1,496,404       0.0%
#   Sino-Ocean Land Holdings, Ltd.                          17,429,720   9,169,695       0.1%
#   Sinofert Holdings, Ltd.                                 11,546,673   1,418,390       0.0%
*   Sinolink Worldwide Holdings, Ltd.                        3,813,492     296,096       0.0%
#   SinoMedia Holding, Ltd.                                  1,052,258     923,968       0.0%
#   Sinopec Kantons Holdings, Ltd.                           3,422,000   3,193,041       0.0%
    Sinopec Shanghai Petrochemical Co., Ltd. Class H         4,443,000   1,080,065       0.0%
    Sinopec Shanghai Petrochemical Co., Ltd. Sponsored ADR      39,923     972,911       0.0%
#*  Sinopec Yizheng Chemical Fibre Co., Ltd. Class H         5,204,999   1,158,520       0.0%
    Sinopharm Group Co., Ltd. Class H                        2,857,200   7,507,903       0.1%
#*  Sinopoly Battery, Ltd.                                  18,880,000   1,172,153       0.0%
#   Sinotrans Shipping, Ltd.                                 7,724,500   2,234,775       0.0%
    Sinotrans, Ltd. Class H                                  7,912,000   4,356,652       0.0%
#   Sinotruk Hong Kong, Ltd.                                 3,827,500   2,036,726       0.0%
#   SITC International Holdings Co., Ltd.                    2,068,000     918,282       0.0%
    Skyworth Digital Holdings, Ltd.                          9,865,839   4,720,196       0.0%
*   SMI Corp., Ltd.                                         14,456,000     523,515       0.0%
    SOHO China, Ltd.                                         8,469,339   6,715,464       0.1%
*   Solargiga Energy Holdings, Ltd.                          9,232,000     459,870       0.0%
*   Sparkle Roll Group, Ltd.                                 6,520,000     445,401       0.0%
    Springland International Holdings, Ltd.                  1,529,000     601,533       0.0%
#   SPT Energy Group, Inc.                                   1,854,000   1,013,771       0.0%
*   SRE Group, Ltd.                                         14,737,714     428,301       0.0%
#   Sun Art Retail Group, Ltd.                               3,354,000   4,354,489       0.0%
*   Sun King Power Electronics Group                           118,000       9,766       0.0%
    Sunac China Holdings, Ltd.                               8,054,000   4,100,760       0.0%
#   Sunny Optical Technology Group Co., Ltd.                 2,611,000   3,055,656       0.0%
*   Superb Summit International Group, Ltd.                  1,350,000     179,547       0.0%
    TCC International Holdings, Ltd.                         5,291,997   2,595,437       0.0%
    TCL Communication Technology Holdings, Ltd.              2,429,100   2,600,426       0.0%
#*  TCL Multimedia Technology Holdings, Ltd.                 3,017,200   1,019,900       0.0%
*   Tech Pro Technology Development, Ltd.                    2,962,000   1,471,715       0.0%
    Tencent Holdings, Ltd.                                   1,224,700  77,138,952       0.6%
    Tenfu Cayman Holdings Co., Ltd.                             67,000      33,725       0.0%
#   Texhong Textile Group, Ltd.                              1,506,500   1,112,838       0.0%
    Tian An China Investment                                   896,357     702,550       0.0%
    Tian Shan Development Holding, Ltd.                      1,238,000     482,767       0.0%
#   Tiangong International Co., Ltd.                         6,274,056   1,092,484       0.0%
    Tianjin Capital Environmental Protection Group Co.,
      Ltd. Class H                                           1,310,000     693,763       0.0%
#*  Tianjin Development Hldgs, Ltd.                          1,873,800   1,523,753       0.0%
    Tianjin Jinran Public Utilities Co., Ltd. Class H        1,890,000     324,372       0.0%
    Tianjin Port Development Holdings, Ltd.                 10,343,200   1,618,622       0.0%
#   Tianneng Power International, Ltd.                       3,795,952   1,326,141       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                           PERCENTAGE
                                                    SHARES     VALUE++   OF NET ASSETS**
                                                  ---------- ----------- ---------------
CHINA -- (Continued)
#   Tibet 5100 Water Resources Holdings, Ltd.      2,198,000 $   871,749       0.0%
    Tingyi Cayman Islands Holding Corp.            3,020,000   8,407,255       0.1%
#   Tomson Group, Ltd.                             1,005,277     296,644       0.0%
#   Tong Ren Tang Technologies Co., Ltd. Class H     905,000   2,636,818       0.0%
    Tongda Group Holdings, Ltd.                    9,100,000   1,039,334       0.0%
    Tonly Electronics Holdings, Ltd.                 268,720     204,452       0.0%
    Towngas China Co., Ltd.                        3,853,000   4,389,404       0.0%
#   TPV Technology, Ltd.                           3,716,578     613,792       0.0%
    Travelsky Technology, Ltd. Class H             3,595,938   2,742,717       0.0%
#   Trigiant Group, Ltd.                           1,958,000     611,868       0.0%
*   Trony Solar Holdings Co., Ltd.                 2,133,000      32,464       0.0%
#   Truly International Holdings, Ltd.             5,669,000   3,839,288       0.0%
    Tsingtao Brewery Co., Ltd. Class H               530,000   3,859,659       0.0%
#   Uni-President China Holdings, Ltd.             3,041,090   2,518,949       0.0%
#*  United Energy Group, Ltd.                      9,287,550   1,413,687       0.0%
#*  VODone, Ltd.                                  16,894,600   1,466,007       0.0%
    Wanguo International Mining Group, Ltd.           26,000      12,041       0.0%
#   Want Want China Holdings, Ltd.                 8,961,000  14,039,684       0.1%
#   Wasion Group Holdings, Ltd.                    2,504,000   1,786,850       0.0%
#   Weichai Power Co., Ltd. Class H                1,529,280   5,333,073       0.1%
    Weiqiao Textile Co. Class H                    2,338,500   1,306,077       0.0%
#   Welling Holding, Ltd.                          4,766,000   1,495,519       0.0%
    West China Cement, Ltd.                       13,402,000   1,439,740       0.0%
*   Winsway Coking Coal Holdings, Ltd.             8,131,000     363,356       0.0%
    World Wide Touch Technology Holdings, Ltd.     4,692,000     239,902       0.0%
    Wumart Stores, Inc. Class H                    1,429,000   1,392,236       0.0%
    Xiamen International Port Co., Ltd. Class H    5,097,338     757,657       0.0%
    Xiao Nan Guo Restaurants Holdings, Ltd.          326,000      50,485       0.0%
    Xingda International Holdings, Ltd.            4,807,000   2,114,821       0.0%
    Xinhua Winshare Publishing and Media Co.,
      Ltd. Class H                                   786,000     498,098       0.0%
#   Xinjiang Goldwind Science & Technology Co.,
      Ltd. Class H                                 2,238,200   2,435,058       0.0%
#*  Xinjiang Xinxin Mining Industry Co., Ltd.
      Class H                                      3,677,000     667,512       0.0%
#   Xiwang Property Holdings Co., Ltd.             1,750,005      88,643       0.0%
    Xiwang Special Steel Co., Ltd.                   826,000     100,295       0.0%
#   XTEP International Holdings, Ltd.              3,155,500   1,275,748       0.0%
*   Yanchang Petroleum International, Ltd.        18,410,000     917,987       0.0%
    Yantai North Andre Juice Co. Class H             134,500      33,794       0.0%
#   Yanzhou Coal Mining Co., Ltd. Class H          6,654,000   4,984,807       0.1%
#   Yanzhou Coal Mining Co., Ltd. Sponsored ADR      214,102   1,599,342       0.0%
    Yingde Gases Group Co., Ltd.                   3,946,500   3,979,811       0.0%
#   Yip's Chemical Holdings, Ltd.                  1,318,000     934,231       0.0%
    Youyuan International Holdings, Ltd.             941,600     249,048       0.0%
    Yuanda China Holdings, Ltd.                    4,226,000     387,960       0.0%
    Yuexiu Property Co., Ltd.                     27,578,800   5,353,399       0.1%
    Yuexiu Transport Infrastructure, Ltd.          2,927,415   1,498,624       0.0%
#   Yuzhou Properties Co., Ltd.                    4,780,800   1,098,592       0.0%
    Zall Development Group, Ltd.                   2,023,000     704,137       0.0%
#   Zhaojin Mining Industry Co., Ltd.              3,922,166   2,366,040       0.0%
    Zhejiang Expressway Co., Ltd. Class H          5,928,000   5,129,321       0.1%
    Zhengzhou Coal Mining Machinery Group Co.,
      Ltd. Class H                                   555,000     302,522       0.0%
*   Zhong An Real Estate, Ltd.                     4,362,444   1,036,423       0.0%
#   Zhongsheng Group Holdings, Ltd.                1,896,000   2,290,243       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                              SHARES      VALUE++     OF NET ASSETS**
                                                            ---------- -------------- ---------------
CHINA -- (Continued)
    Zhuzhou CSR Times Electric Co., Ltd. Class H             1,355,250 $    3,967,833       0.0%
#   Zijin Mining Group Co., Ltd. Class H                    16,988,000      4,128,470       0.0%
#   Zoomlion Heavy Industry Science and Technology Co.,
      Ltd.                                                   5,984,400      4,018,583       0.0%
#*  ZTE Corp. Class H                                        1,801,460      3,686,512       0.0%
                                                                       --------------      ----
TOTAL CHINA                                                             2,041,452,806      14.3%
                                                                       --------------      ----
COLOMBIA -- (0.5%)
    Almacenes Exito SA                                         713,989     10,876,251       0.1%
    Banco de Bogota SA                                          41,554      1,499,877       0.0%
    Bancolombia SA                                             439,922      6,042,588       0.0%
    Bancolombia SA Sponsored ADR                               280,472     15,967,271       0.1%
    Cementos Argos SA                                        1,211,132      6,754,309       0.1%
*   Cemex Latam Holdings SA                                    120,366      1,111,315       0.0%
    Constructora Conconcreto SA                                 19,345         14,335       0.0%
    Ecopetrol SA                                               770,650      1,434,591       0.0%
#   Ecopetrol SA Sponsored ADR                                 420,832     15,776,992       0.1%
    Empresa de Energia de Bogota SA ESP                      2,701,396      2,217,946       0.0%
    Empresa de Telecomunicaciones de Bogota                    812,388        182,272       0.0%
*   Fabricato SA                                             9,525,507         84,848       0.0%
    Grupo Aval Acciones y Valores                              837,259        568,527       0.0%
    Grupo de Inversiones Suramericana SA                        10,000        195,087       0.0%
    Grupo Nutresa SA                                            67,956        953,768       0.0%
    Grupo Odinsa SA(B06MW70)                                    10,339         42,443       0.0%
*   Grupo Odinsa SA(BKKXCQ8)                                       312             30       0.0%
    Interconexion Electrica SA ESP                           1,285,432      6,026,992       0.0%
    Isagen SA ESP                                            3,838,190      6,272,864       0.1%
    Mineros SA                                                  17,511         26,132       0.0%
                                                                       --------------      ----
TOTAL COLOMBIA                                                             76,048,438       0.5%
                                                                       --------------      ----
CZECH REPUBLIC -- (0.3%)
    CEZ A.S.                                                   457,141     13,757,506       0.1%
    Fortuna Entertainment Group NV                              33,784        224,626       0.0%
    Komercni Banka A.S.                                         68,876     15,881,139       0.1%
    Pegas Nonwovens SA                                          52,502      1,579,551       0.0%
    Philip Morris CR A.S.                                        1,615        852,485       0.0%
    Telefonica Czech Republic A.S.                             474,284      7,190,274       0.1%
*   Unipetrol A.S.                                             201,723      1,405,501       0.0%
                                                                       --------------      ----
TOTAL CZECH REPUBLIC                                                       40,891,082       0.3%
                                                                       --------------      ----
EGYPT -- (0.1%)
    Commercial International Bank Egypt S.A.E. GDR             911,892      4,597,256       0.1%
*   Egyptian Financial Group-Hermes Holding GDR                 13,261         45,530       0.0%
*   Global Telecom Holding GDR                               1,219,992      4,545,468       0.0%
                                                                       --------------      ----
TOTAL EGYPT                                                                 9,188,254       0.1%
                                                                       --------------      ----
GREECE -- (0.5%)
*   Aegean Airlines SA                                          20,639        213,390       0.0%
*   Alpha Bank AE                                            6,333,475      6,134,912       0.1%
*   Astir Palace Hotel SA                                       41,272        223,559       0.0%
    Athens Water Supply & Sewage Co. SA (The)                   36,274        468,329       0.0%
*   Attica Bank                                                385,386         73,034       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                             SHARES     VALUE++   OF NET ASSETS**
                                                            --------- ----------- ---------------
GREECE -- (Continued)
*   Corinth Pipeworks SA                                       20,472 $    51,184       0.0%
*   Ellaktor SA                                                 2,621      13,845       0.0%
*   Elval - Hellenic Aluminium Industry SA                      3,461       9,181       0.0%
*   Folli Follie Group                                        168,696   5,855,583       0.0%
*   Fourlis Holdings SA                                        42,075     339,596       0.0%
*   Frigoglass SA                                              76,998     446,311       0.0%
*   GEK Terna Holding Real Estate Construction SA              55,091     287,974       0.0%
    Hellenic Exchanges - Athens Stock Exchange SA Holding     200,789   2,367,228       0.0%
    Hellenic Petroleum SA                                     521,672   4,478,835       0.0%
*   Hellenic Telecommunications Organization SA               722,513  11,542,671       0.1%
*   Intracom Holdings SA                                      308,860     349,638       0.0%
    Intralot SA-Integrated Lottery Systems & Services         258,976     752,320       0.0%
*   JUMBO SA                                                  429,373   6,945,205       0.1%
*   Marfin Investment Group Holdings SA                     4,779,275   3,311,071       0.0%
    Metka SA                                                   55,270     990,527       0.0%
    Motor Oil Hellas Corinth Refineries SA                    143,425   1,810,487       0.0%
*   Mytilineos Holdings SA                                     21,980     196,421       0.0%
*   National Bank of Greece SA                                310,649   1,214,467       0.0%
#   National Bank of Greece SA ADR                            797,946   3,127,948       0.0%
    OPAP SA                                                   464,532   7,418,595       0.1%
*   Piraeus Bank SA                                         1,939,642   4,577,510       0.0%
    Piraeus Port Authority                                      4,673     121,404       0.0%
    Public Power Corp. SA                                     529,775   8,016,346       0.1%
    Sarantis SA                                                 5,137      50,664       0.0%
*   Sidenor Steel Products Manufacturing Co. SA                 5,430      13,219       0.0%
    Terna Energy SA                                            72,918     435,679       0.0%
    Thessaloniki Water Supply & Sewage Co. SA                   3,856      26,369       0.0%
*   Titan Cement Co. SA                                       262,148   8,264,525       0.1%
                                                                      -----------       ---
TOTAL GREECE                                                           80,128,027       0.6%
                                                                      -----------       ---
HUNGARY -- (0.2%)
*   CIG Pannonia Life Insurance P.L.C. Class A                  5,747       5,639       0.0%
*   Danubius Hotel and SpA P.L.C.                               6,208     157,551       0.0%
*   FHB Mortgage Bank P.L.C.                                   98,501     397,720       0.0%
    Magyar Telekom Telecommunications P.L.C.                1,823,002   2,600,838       0.0%
#   Magyar Telekom Telecommunications P.L.C. Sponsored ADR     36,206     259,235       0.0%
    MOL Hungarian Oil and Gas P.L.C.                          118,614   6,824,168       0.1%
#   OTP Bank P.L.C.                                         1,067,617  20,387,241       0.1%
*   PannErgy                                                   73,661     106,115       0.0%
    Richter Gedeon Nyrt                                       430,441   7,372,348       0.1%
                                                                      -----------       ---
TOTAL HUNGARY                                                          38,110,855       0.3%
                                                                      -----------       ---
INDIA -- (7.2%)
*   3M India, Ltd.                                              3,252     202,501       0.0%
    Aban Offshore, Ltd.                                       129,677   1,117,106       0.0%
    ABB India, Ltd.                                           139,711   1,966,910       0.0%
*   ABG Shipyard, Ltd.                                        115,483     438,743       0.0%
    ACC, Ltd.                                                 237,681   5,156,210       0.1%
    Adani Enterprises, Ltd.                                   848,716   5,944,254       0.1%
    Adani Ports and Special Economic Zone, Ltd.             1,705,265   5,376,613       0.1%
*   Adani Power, Ltd.                                       3,327,730   2,657,288       0.0%
    Aditya Birla Nuvo, Ltd.                                   218,616   4,027,003       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                             SHARES     VALUE++   OF NET ASSETS**
                                                            --------- ----------- ---------------
INDIA -- (Continued)
*   Advanta, Ltd.                                              60,475 $   182,083       0.0%
    Agro Tech Foods, Ltd.                                      32,423     262,325       0.0%
    AIA Engineering, Ltd.                                      69,973     713,111       0.0%
    Ajanta Pharma, Ltd.                                        68,859   1,133,644       0.0%
    Akzo Nobel India, Ltd.                                     32,864     473,833       0.0%
    Alembic Pharmaceuticals, Ltd.                             336,138   1,653,346       0.0%
    Allahabad Bank                                            915,336   1,521,680       0.0%
    Allcargo Logistics, Ltd.                                    4,494      10,736       0.0%
    Alok Industries, Ltd.                                   5,583,532     657,950       0.0%
    Alstom India, Ltd.                                         89,245     665,941       0.0%
    Amara Raja Batteries, Ltd.                                269,017   1,852,625       0.0%
    Ambuja Cements, Ltd.                                    3,102,973  10,247,791       0.1%
    Amtek Auto, Ltd.                                          457,285   1,321,235       0.0%
    Amtek India, Ltd.                                          45,529      58,364       0.0%
*   Anant Raj, Ltd.                                           942,384     867,810       0.0%
    Andhra Bank                                               800,327     888,050       0.0%
    Apollo Hospitals Enterprise, Ltd.                         277,636   4,121,986       0.0%
    Apollo Tyres, Ltd.                                      1,829,625   4,854,065       0.1%
    Arvind, Ltd.                                            1,335,767   4,061,474       0.0%
*   Asahi India Glass, Ltd.                                    99,585      89,556       0.0%
    Ashok Leyland, Ltd.                                     8,823,200   3,288,516       0.0%
    Asian Hotels East, Ltd.                                     2,605       6,703       0.0%
    Asian Paints, Ltd.                                        624,364   5,235,249       0.1%
    Atul, Ltd.                                                  2,501      22,424       0.0%
    Aurobindo Pharma, Ltd.                                    686,000   6,551,317       0.1%
    Automotive Axles, Ltd.                                      5,791      34,478       0.0%
    Axis Bank, Ltd.                                           897,752  22,694,431       0.2%
    Bajaj Auto, Ltd.                                          202,248   6,416,361       0.1%
    Bajaj Corp., Ltd.                                          73,487     256,137       0.0%
    Bajaj Electricals, Ltd.                                   208,168   1,011,278       0.0%
    Bajaj Finance, Ltd.                                        28,762     888,100       0.0%
    Bajaj Finserv, Ltd.                                       199,581   2,750,801       0.0%
*   Bajaj Hindusthan, Ltd.                                  1,058,501     313,897       0.0%
    Bajaj Holdings and Investment, Ltd.                       119,916   2,123,777       0.0%
    Balkrishna Industries, Ltd.                                78,044     685,110       0.0%
    Ballarpur Industries, Ltd.                                987,559     236,743       0.0%
    Balmer Lawrie & Co., Ltd.                                  34,281     193,254       0.0%
    Balrampur Chini Mills, Ltd.                               900,409     858,939       0.0%
    Bank of Baroda                                            410,912   5,581,114       0.1%
    Bank of India                                             925,198   3,604,231       0.0%
    Bank Of Maharashtra                                       479,162     305,890       0.0%
    Bannari Amman Sugars, Ltd.                                  3,050      46,053       0.0%
    BASF India, Ltd.                                           37,733     467,624       0.0%
    Bata India, Ltd.                                           51,094     906,767       0.0%
    BEML, Ltd.                                                 92,191     591,310       0.0%
    Berger Paints India, Ltd.                                 450,282   1,818,211       0.0%
    BGR Energy Systems, Ltd.                                   98,529     224,329       0.0%
    Bharat Electronics, Ltd.                                   57,139   1,146,696       0.0%
    Bharat Forge, Ltd.                                        663,273   4,515,336       0.1%
    Bharat Heavy Electricals, Ltd.                          2,440,270   7,341,247       0.1%
    Bharat Petroleum Corp., Ltd.                              725,403   5,476,554       0.1%
    Bharti Airtel, Ltd.                                     1,900,244  10,346,407       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                             SHARES     VALUE++   OF NET ASSETS**
                                                            --------- ----------- ---------------
INDIA -- (Continued)
    Bhushan Steel, Ltd.                                       334,343 $ 2,462,159       0.0%
    Biocon, Ltd.                                              442,068   3,458,089       0.0%
    Birla Corp., Ltd.                                          48,901     234,813       0.0%
    Blue Dart Express, Ltd.                                    11,579     627,308       0.0%
    Blue Star, Ltd.                                            97,482     341,044       0.0%
    Bombay Dyeing & Manufacturing Co., Ltd.                   675,229     655,830       0.0%
*   Bombay Rayon Fashions, Ltd.                                14,294      42,401       0.0%
    Bosch, Ltd.                                                19,618   3,417,539       0.0%
    Britannia Industries, Ltd.                                149,197   2,143,359       0.0%
    Cadila Healthcare, Ltd.                                   147,940   2,396,677       0.0%
    Cairn India, Ltd.                                       2,180,042  12,119,714       0.1%
    Canara Bank                                               662,147   3,148,554       0.0%
    Capital First, Ltd.                                        73,894     211,971       0.0%
    Carborundum Universal, Ltd.                               136,424     319,268       0.0%
    Central Bank Of India                                   1,200,049   1,062,021       0.0%
    Century Plyboards India, Ltd.                              38,534      24,537       0.0%
    Century Textiles & Industries, Ltd.                       310,285   1,729,864       0.0%
    CESC, Ltd.                                                403,869   3,044,345       0.0%
    Chambal Fertilizers & Chemicals, Ltd.                     805,065     541,103       0.0%
*   Chennai Petroleum Corp., Ltd.                             129,610     172,930       0.0%
    Cholamandalam Investment and Finance Co., Ltd.             56,126     267,714       0.0%
    Cipla, Ltd.                                             1,428,860   9,408,073       0.1%
    City Union Bank, Ltd.                                   1,034,709   1,009,624       0.0%
    Clariant Chemicals India, Ltd.                             34,917     395,716       0.0%
    Claris Lifesciences, Ltd.                                   2,650       6,758       0.0%
    CMC, Ltd.                                                  28,513     677,437       0.0%
    Colgate-Palmolive India, Ltd.                              93,648   2,238,079       0.0%
    Container Corp. Of India                                  200,268   3,194,471       0.0%
    Coromandel International, Ltd.                            314,379   1,143,332       0.0%
    Corp. Bank                                                196,531     954,624       0.0%
    Cox & Kings, Ltd.                                         180,465     452,421       0.0%
    CRISIL, Ltd.                                                  355       7,581       0.0%
    Crompton Greaves, Ltd.                                  1,786,062   4,898,585       0.1%
    Cummins India, Ltd.                                       240,247   2,184,243       0.0%
    Dabur India, Ltd.                                         799,230   2,380,957       0.0%
    Dalmia Bharat, Ltd.                                        31,411     124,309       0.0%
    DB Corp., Ltd.                                             49,844     242,912       0.0%
*   DB Realty, Ltd.                                           595,126     688,276       0.0%
*   DCB Bank, Ltd.                                          1,228,069   1,236,579       0.0%
    DCM Shriram, Ltd.                                         112,921     179,253       0.0%
    Deepak Fertilisers & Petrochemicals Corp., Ltd.           115,148     254,290       0.0%
    Delta Corp., Ltd.                                         741,177   1,129,849       0.0%
*   DEN Networks, Ltd.                                        258,930     752,009       0.0%
    Dena Bank                                                 296,752     311,506       0.0%
    Dewan Housing Finance Corp., Ltd.                         108,094     406,673       0.0%
*   Dish TV India, Ltd.                                     1,887,037   1,472,655       0.0%
    Divi's Laboratories, Ltd.                                 158,842   3,634,460       0.0%
    DLF, Ltd.                                               2,338,913   5,429,870       0.1%
    Dr Reddy's Laboratories, Ltd.                             137,068   6,144,274       0.1%
#   Dr Reddy's Laboratories, Ltd. ADR                         181,519   8,181,061       0.1%
    Dredging Corp. Of India, Ltd.                              21,104     102,844       0.0%
    eClerx Services, Ltd.                                      35,002     706,161       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                             SHARES    VALUE++   OF NET ASSETS**
                                                            --------- ---------- ---------------
INDIA -- (Continued)
    Edelweiss Financial Services, Ltd.                        357,029 $  203,182       0.0%
*   Educomp Solutions, Ltd.                                   248,783    106,027       0.0%
    Eicher Motors, Ltd.                                        29,506  3,043,903       0.0%
*   EID Parry India, Ltd.                                     215,993    545,526       0.0%
    EIH, Ltd.                                                 412,222    519,162       0.0%
*   Elder Pharmaceuticals, Ltd.                                35,847    128,027       0.0%
    Electrosteel Castings, Ltd.                               179,918     69,137       0.0%
*   Electrosteel Steels, Ltd.                                  48,436      3,461       0.0%
    Elgi Equipments, Ltd.                                      52,370     85,975       0.0%
    Emami, Ltd.                                               146,952  1,161,692       0.0%
    Engineers India, Ltd.                                     419,948  1,590,762       0.0%
    Entertainment Network India, Ltd.                          43,763    264,141       0.0%
*   Era Infra Engineering, Ltd.                               368,450    102,837       0.0%
*   Eros International Media, Ltd.                            154,905    422,851       0.0%
    Escorts, Ltd.                                             393,253    827,331       0.0%
    Ess Dee Aluminium, Ltd.                                   117,801  1,216,143       0.0%
*   Essar Oil, Ltd.                                         1,640,928  1,581,259       0.0%
    Essar Ports, Ltd.                                         201,111    198,500       0.0%
*   Essar Shipping, Ltd.                                       67,656     17,808       0.0%
    Essel Propack, Ltd.                                        79,134     89,578       0.0%
    Exide Industries, Ltd.                                  1,017,404  2,031,129       0.0%
    FAG Bearings India, Ltd.                                   15,456    541,880       0.0%
    FDC, Ltd.                                                 315,616    691,645       0.0%
    Federal Bank, Ltd.                                      3,547,580  5,322,296       0.1%
*   Federal-Mogul Goetze India, Ltd.                           18,608     56,458       0.0%
    Financial Technologies India, Ltd.                        158,498    830,332       0.0%
    Finolex Cables, Ltd.                                      429,637    981,083       0.0%
    Finolex Industries, Ltd.                                  248,564    923,155       0.0%
*   Firstsource Solutions, Ltd.                               380,774    202,316       0.0%
*   Fortis Healthcare, Ltd.                                   611,197  1,010,573       0.0%
*   Future Consumer Enterprise, Ltd.                          103,296     12,008       0.0%
*   Future Lifestyle Fashions, Ltd.                             6,032      8,186       0.0%
    Future Retail, Ltd.                                         8,100     17,770       0.0%
    GAIL India, Ltd.                                        1,288,652  7,912,497       0.1%
*   Gammon India, Ltd.                                        141,648     40,125       0.0%
*   Gammon Infrastructure Projects, Ltd.                      175,550     24,062       0.0%
    Gateway Distriparks, Ltd.                                 229,563    679,358       0.0%
    Gillette India, Ltd.                                       12,070    380,006       0.0%
*   Gitanjali Gems, Ltd.                                      286,011    296,410       0.0%
    GlaxoSmithKline Consumer Healthcare, Ltd.                  11,235    777,071       0.0%
    Glenmark Pharmaceuticals, Ltd.                            228,198  2,320,434       0.0%
    GMR Infrastructure, Ltd.                                5,748,041  2,365,975       0.0%
    Godfrey Phillips India, Ltd.                                5,046    278,645       0.0%
    Godrej Consumer Products, Ltd.                            218,288  2,894,029       0.0%
    Godrej Industries, Ltd.                                   355,326  1,772,801       0.0%
    Godrej Properties, Ltd.                                   167,867    616,278       0.0%
*   Gokul Refoils & Solvent, Ltd.                              35,442      8,918       0.0%
    Graphite India, Ltd.                                      130,506    182,914       0.0%
    Grasim Industries, Ltd.                                    28,007  1,224,397       0.0%
    Great Eastern Shipping Co., Ltd. (The)                    281,696  1,569,967       0.0%
    Greaves Cotton, Ltd.                                      348,827    485,019       0.0%
    Grindwell Norton, Ltd.                                     11,963     61,530       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                             SHARES     VALUE++   OF NET ASSETS**
                                                            --------- ----------- ---------------
INDIA -- (Continued)
    Gruh Finance, Ltd.                                         62,690 $   345,939       0.0%
*   GTL Infrastructure, Ltd.                                1,083,313      35,920       0.0%
    Gujarat Alkalies & Chemicals, Ltd.                        146,186     427,046       0.0%
    Gujarat Fluorochemicals, Ltd.                              76,058     402,839       0.0%
    Gujarat Gas Co., Ltd.                                      28,606     180,076       0.0%
    Gujarat Industries Power Co., Ltd.                         54,408      62,492       0.0%
    Gujarat Mineral Development Corp., Ltd.                   327,259     717,578       0.0%
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.      222,750     299,801       0.0%
*   Gujarat NRE Coke, Ltd.                                  1,308,535     230,823       0.0%
*   Gujarat Pipavav Port, Ltd.                                371,062     511,465       0.0%
    Gujarat State Fertilisers & Chemicals, Ltd.               551,634     507,949       0.0%
    Gujarat State Petronet, Ltd.                              824,451     997,246       0.0%
    Gulf Oil Corp., Ltd.                                       62,184     125,492       0.0%
*   GVK Power & Infrastructure, Ltd.                        6,054,079   1,232,252       0.0%
*   Hathway Cable & Datacom, Ltd.                             229,070     926,976       0.0%
    Havells India, Ltd.                                       240,980   3,725,771       0.0%
    HBL Power Systems, Ltd.                                   125,202      32,085       0.0%
*   HCL Infosystems, Ltd.                                     487,859     366,398       0.0%
    HCL Technologies, Ltd.                                    670,425  15,635,527       0.1%
    HDFC Bank, Ltd.                                         2,994,559  36,021,014       0.3%
    HEG, Ltd.                                                  32,827     124,812       0.0%
*   HeidelbergCement India, Ltd.                              161,619     112,159       0.0%
    Hero MotoCorp, Ltd.                                       138,387   5,095,182       0.1%
*   Hexa Tradex, Ltd.                                          69,387      24,485       0.0%
    Hexaware Technologies, Ltd.                             1,419,762   3,607,097       0.0%
*   Himachal Futuristic Communications, Ltd.                1,689,183     256,397       0.0%
    Himadri Chemicals & Industries, Ltd.                       17,764       6,016       0.0%
    Hindalco Industries, Ltd.                               6,953,424  15,704,112       0.1%
    Hinduja Global Solutions, Ltd.                             10,967      96,200       0.0%
    Hinduja Ventures, Ltd.                                     10,967      46,755       0.0%
*   Hindustan Construction Co., Ltd.                        2,773,413     885,606       0.0%
*   Hindustan Oil Exploration Co., Ltd.                       131,920     102,581       0.0%
    Hindustan Petroleum Corp., Ltd.                           409,764   2,195,006       0.0%
    Hindustan Unilever, Ltd.                                   81,312     768,434       0.0%
    Honeywell Automation India, Ltd.                            7,379     385,447       0.0%
*   Hotel Leela Venture, Ltd.                                 365,088     111,913       0.0%
*   Housing Development & Infrastructure, Ltd.              2,129,437   2,423,830       0.0%
    HSIL, Ltd.                                                 81,520     201,725       0.0%
    HT Media, Ltd.                                            131,393     200,843       0.0%
    ICICI Bank, Ltd.                                          376,231   7,798,294       0.1%
    ICICI Bank, Ltd. Sponsored ADR                            621,150  26,504,471       0.2%
    ICRA, Ltd.                                                  5,565     172,334       0.0%
    IDBI Bank, Ltd.                                         1,806,750   2,051,479       0.0%
    Idea Cellular, Ltd.                                     2,715,627   6,131,828       0.1%
    IDFC, Ltd.                                              1,943,833   3,616,541       0.0%
    IFCI, Ltd.                                              1,168,454     496,469       0.0%
    IIFL Holdings, Ltd.                                       801,806   1,067,974       0.0%
    IL&FS Transportation Networks, Ltd.                         9,698      21,252       0.0%
    India Cements, Ltd. (The)                               1,539,475   1,759,001       0.0%
    Indiabulls Housing Finance, Ltd.                          378,779   1,889,760       0.0%
*   Indiabulls Infrastructure and Power, Ltd.               2,185,548     132,179       0.0%
    Indiabulls Real Estate, Ltd.                              740,864     768,630       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                             SHARES     VALUE++   OF NET ASSETS**
                                                            --------- ----------- ---------------
INDIA -- (Continued)
    Indian Bank                                               591,070 $ 1,258,364       0.0%
    Indian Hotels Co., Ltd.                                 1,756,086   2,103,937       0.0%
    Indian Oil Corp., Ltd.                                  1,181,824   5,190,640       0.1%
    Indian Overseas Bank                                    1,144,894   1,183,261       0.0%
    Indo Rama Synthetics India                                 25,048       6,745       0.0%
    Indoco Remedies, Ltd.                                     107,781     237,812       0.0%
    Indraprastha Gas, Ltd.                                    288,028   1,376,233       0.0%
    IndusInd Bank, Ltd.                                       878,135   6,992,763       0.1%
    Info Edge India, Ltd.                                      84,161     824,955       0.0%
    Infosys, Ltd.                                             347,155  18,453,712       0.1%
#   Infosys, Ltd. Sponsored ADR                               875,587  47,027,778       0.3%
    Infotech Enterprises, Ltd.                                104,234     536,458       0.0%
    ING Vysya Bank, Ltd.                                       84,082     793,451       0.0%
    Ingersoll-Rand India, Ltd.                                 31,787     237,541       0.0%
*   International Paper APPM, Ltd.                             13,196      51,004       0.0%
    Ipca Laboratories, Ltd.                                   147,825   2,051,411       0.0%
    IRB Infrastructure Developers, Ltd.                       658,878   1,257,515       0.0%
    ITC, Ltd.                                               3,610,076  20,383,633       0.2%
    Jagran Prakashan, Ltd.                                    199,844     347,698       0.0%
    Jai Corp., Ltd.                                           293,945     340,658       0.0%
    Jain Irrigation Systems, Ltd.                           2,034,662   2,770,561       0.0%
    Jaiprakash Associates, Ltd.                             7,977,554   7,182,489       0.1%
*   Jaiprakash Power Ventures, Ltd.                         3,013,712     738,501       0.0%
    Jammu & Kashmir Bank, Ltd. (The)                          125,032   3,480,129       0.0%
    Jaypee Infratech, Ltd.                                  1,119,721     455,708       0.0%
    JB Chemicals & Pharmaceuticals, Ltd.                       70,265     180,558       0.0%
    JBF Industries, Ltd.                                       72,755     101,414       0.0%
*   Jet Airways India, Ltd.                                    50,424     208,769       0.0%
    Jindal Drilling & Industries, Ltd.                          7,661      24,631       0.0%
    Jindal Poly Films, Ltd.                                    71,897     175,856       0.0%
*   Jindal Poly Investments and Finance Co., Ltd.              17,974      17,821       0.0%
    Jindal Saw, Ltd.                                          872,900     820,816       0.0%
*   Jindal Stainless, Ltd.                                    175,981     112,670       0.0%
    Jindal Steel & Power, Ltd.                              1,575,890   6,690,238       0.1%
    JK Cement, Ltd.                                            33,304     124,392       0.0%
    JK Lakshmi Cement, Ltd.                                   218,555     431,671       0.0%
    JM Financial, Ltd.                                      1,709,961     797,326       0.0%
    JSW Energy, Ltd.                                        2,675,847   2,358,621       0.0%
    JSW Steel, Ltd.                                           537,269   9,709,762       0.1%
*   Jubilant Foodworks, Ltd.                                  104,875   1,648,830       0.0%
    Jubilant Life Sciences, Ltd.                              236,268     654,755       0.0%
    Jyothy Laboratories, Ltd.                                 229,782     725,101       0.0%
    Kajaria Ceramics, Ltd.                                    118,076     877,470       0.0%
    Kakinada Fertilizers, Ltd.                                245,677       8,562       0.0%
    Kalpataru Power Transmission, Ltd.                        166,706     319,718       0.0%
    Kansai Nerolac Paints, Ltd.                                 1,881      39,556       0.0%
    Karnataka Bank, Ltd.                                      831,047   1,696,252       0.0%
    Karur Vysya Bank, Ltd.                                    111,785     721,664       0.0%
    Kaveri Seed Co., Ltd.                                     103,256   1,081,754       0.0%
    KEC International, Ltd.                                   492,597     617,740       0.0%
    Kesoram Industries, Ltd.                                  100,387     104,889       0.0%
    Kewal Kiran Clothing, Ltd.                                     41         843       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                            ---------- ----------- ---------------
INDIA -- (Continued)
    Kirloskar Brothers, Ltd.                                     2,275 $     7,057       0.0%
    Kirloskar Industries, Ltd.                                     867       4,784       0.0%
    Kirloskar Oil Engines, Ltd.                                 83,823     279,076       0.0%
    Kotak Mahindra Bank, Ltd.                                1,299,511  17,369,372       0.1%
    KPIT Technologies, Ltd.                                    825,034   2,358,772       0.0%
    KSB Pumps, Ltd.                                             13,268      73,465       0.0%
*   KSK Energy Ventures, Ltd.                                   42,495      49,383       0.0%
    Lakshmi Machine Works, Ltd.                                 15,110     745,354       0.0%
    Lakshmi Vilas Bank, Ltd.                                   199,284     278,740       0.0%
*   Lanco Infratech, Ltd.                                    3,642,715     454,665       0.0%
    Larsen & Toubro, Ltd.                                    1,289,058  27,796,560       0.2%
    Larsen & Toubro, Ltd. GDR                                   22,185     480,520       0.0%
    LIC Housing Finance, Ltd.                                  531,645   2,317,115       0.0%
    Lupin, Ltd.                                                253,549   4,174,535       0.0%
*   Mahanagar Telephone Nigam                                  553,447     162,686       0.0%
*   Mahanagar Telephone Nigam ADR                               32,600      18,895       0.0%
    Maharashtra Seamless, Ltd.                                  86,693     308,085       0.0%
    Mahindra & Mahindra Financial Services, Ltd.               423,025   1,733,228       0.0%
    Mahindra & Mahindra, Ltd.                                1,290,492  23,104,818       0.2%
    Mahindra Holidays & Resorts India, Ltd.                     24,885      96,850       0.0%
    Mahindra Lifespace Developers, Ltd.                         34,802     229,778       0.0%
    Man Infraconstruction, Ltd.                                  2,502       3,945       0.0%
    Manaksia, Ltd.                                              20,016      23,983       0.0%
    Mandhana Industries, Ltd.                                   48,996     186,916       0.0%
*   Mangalore Refinery & Petrochemicals, Ltd.                1,517,638   1,520,292       0.0%
*   Marico Kaya Enterprises, Ltd.                                6,843      13,828       0.0%
    Marico, Ltd.                                               364,144   1,243,222       0.0%
    Maruti Suzuki India, Ltd.                                  300,297   9,612,811       0.1%
    MAX India, Ltd.                                            603,234   2,148,987       0.0%
    McLeod Russel India, Ltd.                                  238,161   1,065,327       0.0%
*   Mercator, Ltd.                                             500,673     258,913       0.0%
    Merck, Ltd.                                                  7,397      81,818       0.0%
    MindTree, Ltd.                                              90,856   2,146,938       0.0%
    MOIL, Ltd.                                                  18,361      78,441       0.0%
    Monnet Ispat & Energy, Ltd.                                 67,077      93,621       0.0%
    Monsanto India, Ltd.                                        18,659     538,600       0.0%
    Motherson Sumi Systems, Ltd.                               929,335   3,933,569       0.0%
    Motilal Oswal Financial Services, Ltd.                      16,385      28,472       0.0%
    Mphasis, Ltd.                                              240,527   1,657,337       0.0%
    MRF, Ltd.                                                    8,254   2,814,891       0.0%
*   Nagarjuna Oil Refinery, Ltd.                               223,343      13,702       0.0%
    Natco Pharma, Ltd.                                          83,097   1,118,095       0.0%
    National Aluminium Co., Ltd.                             1,461,456     925,982       0.0%
    Nava Bharat Ventures, Ltd.                                  53,812     145,803       0.0%
    Navneet Education, Ltd.                                    249,121     248,149       0.0%
    NCC, Ltd.                                                1,133,595     951,931       0.0%
    NESCO, Ltd.                                                 26,756     388,358       0.0%
    Nestle India, Ltd.                                          28,878   2,280,005       0.0%
    NHPC, Ltd.                                              10,682,783   3,358,681       0.0%
    NIIT Technologies, Ltd.                                    286,902   1,944,041       0.0%
    NIIT, Ltd.                                                 276,144     151,043       0.0%
    Nitin Fire Protection Industries, Ltd.                     432,756     416,862       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                             SHARES    VALUE++   OF NET ASSETS**
                                                            --------- ---------- ---------------
INDIA -- (Continued)
    Noida Toll Bridge Co., Ltd.                               157,570 $   73,745       0.0%
    NTPC, Ltd.                                              2,810,611  5,416,847       0.1%
    Oberoi Realty, Ltd.                                       153,097    527,706       0.0%
    OCL India, Ltd.                                            23,518     67,914       0.0%
    Oil & Natural Gas Corp., Ltd.                           1,556,628  8,438,925       0.1%
    Oil India, Ltd.                                           370,022  2,950,826       0.0%
    OMAXE, Ltd.                                               348,065    737,623       0.0%
*   Opto Circuits India, Ltd.                                 329,921    182,919       0.0%
*   Oracle Financial Services Software, Ltd.                   66,143  3,291,908       0.0%
*   Orchid Chemicals & Pharmaceuticals, Ltd.                  134,629    120,653       0.0%
    Orient Cement, Ltd.                                       199,965    162,009       0.0%
    Orient Paper & Industries, Ltd.                            33,277     12,059       0.0%
    Oriental Bank of Commerce                                 502,486  2,068,293       0.0%
    Orissa Minerals Development Co., Ltd.                       6,450    251,660       0.0%
*   Oswal Chemicals & Fertilizers                             175,169     75,562       0.0%
    Page Industries, Ltd.                                       8,287    796,312       0.0%
*   Panacea Biotec, Ltd.                                       18,815     49,490       0.0%
*   Pantaloons Fashions and Retail, Ltd.                        1,620      3,269       0.0%
*   Parsvnath Developers, Ltd.                                471,869    194,036       0.0%
    Peninsula Land, Ltd.                                      248,394    134,590       0.0%
    Persistent Systems, Ltd.                                   59,988    997,042       0.0%
    Petronet LNG, Ltd.                                      1,013,442  2,425,315       0.0%
    Pfizer, Ltd.                                               27,511    580,964       0.0%
    Phoenix Mills, Ltd.                                        60,157    250,044       0.0%
    PI Industries, Ltd.                                        68,526    283,145       0.0%
    Pidilite Industries, Ltd.                                 403,612  2,145,520       0.0%
*   Pipavav Defence & Offshore Engineering Co., Ltd.        1,150,244    913,978       0.0%
    Piramal Enterprises, Ltd.                                 223,156  2,012,593       0.0%
*   Plethico Pharmaceuticals, Ltd.                             66,992     46,490       0.0%
    Polaris Financial Technology, Ltd.                        399,880  1,198,707       0.0%
    Polyplex Corp., Ltd.                                       17,984     47,662       0.0%
    Power Finance Corp., Ltd.                                 569,675  1,749,755       0.0%
    Power Grid Corp. of India, Ltd.                         2,835,046  4,985,224       0.1%
    Praj Industries, Ltd.                                     360,290    316,654       0.0%
    Prestige Estates Projects, Ltd.                           221,524    627,437       0.0%
*   Prime Focus, Ltd.                                         141,504     66,407       0.0%
*   Prism Cement, Ltd.                                        374,454    287,481       0.0%
    Procter & Gamble Hygiene & Health Care, Ltd.                5,757    324,236       0.0%
    PTC India Financial Services, Ltd.                         15,688      4,483       0.0%
    PTC India, Ltd.                                         1,855,165  2,049,222       0.0%
*   Punj Lloyd, Ltd.                                        1,305,665    635,454       0.0%
    Punjab & Sind Bank                                         24,739     19,744       0.0%
    Puravankara Projects, Ltd.                                 11,425     13,772       0.0%
    Radico Khaitan, Ltd.                                      525,244    943,114       0.0%
    Rain Industries, Ltd.                                     469,898    308,249       0.0%
    Rajesh Exports, Ltd.                                      191,974    365,619       0.0%
    Rallis India, Ltd.                                        388,418  1,177,459       0.0%
    Ramco Cements, Ltd. (The)                                 351,477  1,259,562       0.0%
*   Ranbaxy Laboratories, Ltd.                                674,941  5,306,455       0.1%
    Raymond, Ltd.                                             240,618  1,238,657       0.0%
    Redington India, Ltd.                                     444,684    653,766       0.0%
    REI Agro, Ltd.                                          2,471,251    188,833       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                             SHARES     VALUE++   OF NET ASSETS**
                                                            --------- ----------- ---------------
INDIA -- (Continued)
    Reliance Capital, Ltd.                                    403,679 $ 2,383,000       0.0%
    Reliance Communications, Ltd.                           3,240,262   6,614,371       0.1%
    Reliance Industries, Ltd.                               3,980,031  61,885,899       0.5%
    Reliance Infrastructure, Ltd.                             442,918   3,773,644       0.0%
*   Reliance Power, Ltd.                                    3,489,020   3,962,210       0.0%
    Rolta India, Ltd.                                         682,809     850,473       0.0%
    Ruchi Soya Industries, Ltd.                               490,199     294,306       0.0%
    Rural Electrification Corp., Ltd.                         600,461   2,364,913       0.0%
    S Mobility, Ltd.                                          105,284      48,169       0.0%
    Sadbhav Engineering, Ltd.                                  90,249     197,109       0.0%
    Sanofi India, Ltd.                                         15,997     787,644       0.0%
*   Schneider Electric Infrastructure, Ltd.                   119,154     181,814       0.0%
    Sesa Sterlite, Ltd.                                     3,733,738  11,518,457       0.1%
    Sesa Sterlite, Ltd. ADR                                   395,377   4,827,553       0.1%
*   Shipping Corp. of India, Ltd.                             844,676     598,470       0.0%
    Shoppers Stop, Ltd.                                        65,709     398,203       0.0%
    Shree Cement, Ltd.                                         32,227   3,050,903       0.0%
    Shree Renuka Sugars, Ltd.                               2,779,059   1,010,048       0.0%
    Shriram Transport Finance Co., Ltd.                       207,642   2,507,901       0.0%
    Siemens, Ltd.                                             287,077   3,303,737       0.0%
    Sintex Industries, Ltd.                                 1,214,259     923,034       0.0%
    SJVN, Ltd.                                                718,286     270,930       0.0%
    SKF India, Ltd.                                            51,469     694,197       0.0%
    Sobha Developers, Ltd.                                    335,276   2,070,789       0.0%
    Solar Industries India, Ltd.                               10,416     185,566       0.0%
    South Indian Bank, Ltd.                                 2,491,777     951,775       0.0%
    SREI Infrastructure Finance, Ltd.                         256,428     141,685       0.0%
    SRF, Ltd.                                                 102,019     654,839       0.0%
    Star Ferro and Cement, Ltd.                                85,287      32,940       0.0%
    State Bank of Bikaner & Jaipur                             47,976     279,495       0.0%
    State Bank of India                                       398,582  13,772,837       0.1%
    State Bank of India GDR                                     9,000     618,471       0.0%
    Steel Authority of India, Ltd.                          1,660,377   1,874,631       0.0%
*   Sterling Biotech, Ltd.                                    260,553      37,224       0.0%
    Sterlite Technologies, Ltd.                               538,765     274,858       0.0%
    Strides Arcolab, Ltd.                                     156,194   1,351,926       0.0%
    Styrolution ABS India, Ltd.                                16,430     125,399       0.0%
*   Sun Pharma Advanced Research Co., Ltd.                    344,348     978,623       0.0%
    Sun Pharmaceutical Industries, Ltd.                       981,795  10,366,134       0.1%
    Sun TV Network, Ltd.                                      429,306   2,665,817       0.0%
    Sundaram Finance, Ltd.                                     10,572     126,817       0.0%
    Sundaram-Clayton, Ltd.                                      1,880      22,338       0.0%
    Sundram Fasteners, Ltd.                                   122,314     151,070       0.0%
    Supreme Industries, Ltd.                                  130,704     987,973       0.0%
    Supreme Petrochem, Ltd.                                     3,242       3,334       0.0%
*   Surana Industries, Ltd.                                     1,534       1,523       0.0%
*   Suzlon Energy, Ltd.                                     5,590,192   1,216,821       0.0%
    Swaraj Engines, Ltd.                                        1,260      15,171       0.0%
    Syndicate Bank                                          1,041,919   1,787,693       0.0%
    Tamil Nadu Newsprint & Papers, Ltd.                        36,247      78,190       0.0%
    Tata Chemicals, Ltd.                                      465,058   2,196,906       0.0%
    Tata Communications, Ltd.                                 420,243   1,970,467       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                             SHARES     VALUE++   OF NET ASSETS**
                                                            --------- ----------- ---------------
INDIA -- (Continued)
    Tata Consultancy Services, Ltd.                           749,118 $27,215,611       0.2%
    Tata Elxsi, Ltd.                                          113,473   1,040,510       0.0%
    Tata Global Beverages, Ltd.                             1,856,094   4,623,921       0.1%
    Tata Investment Corp., Ltd.                                16,116     126,956       0.0%
    Tata Motors, Ltd.                                       1,757,551  12,220,457       0.1%
#   Tata Motors, Ltd. Sponsored ADR                           236,834   8,862,328       0.1%
    Tata Power Co., Ltd.                                    4,596,246   5,961,181       0.1%
    Tata Steel, Ltd.                                        1,599,791  10,667,013       0.1%
*   Tata Teleservices Maharashtra, Ltd.                     1,811,713     268,499       0.0%
    Tech Mahindra, Ltd.                                       339,144  10,271,965       0.1%
    Techno Electric & Engineering Co., Ltd.                     7,483      21,082       0.0%
    Texmaco Rail & Engineering, Ltd.                          100,362     110,592       0.0%
    Thermax, Ltd.                                             126,534   1,538,467       0.0%
    Time Technoplast, Ltd.                                    152,236      96,101       0.0%
    Timken India, Ltd.                                         54,549     185,867       0.0%
    Titan Co., Ltd.                                           625,363   2,636,422       0.0%
    Torrent Pharmaceuticals, Ltd.                             223,676   2,129,059       0.0%
    Torrent Power, Ltd.                                       413,927     717,661       0.0%
    Trent, Ltd.                                                31,736     518,920       0.0%
    Triveni Turbine, Ltd.                                     225,096     258,717       0.0%
    TTK Prestige, Ltd.                                         10,928     553,445       0.0%
    Tube Investments of India, Ltd.                           201,724     639,694       0.0%
*   TV18 Broadcast, Ltd.                                    3,638,549   1,521,711       0.0%
    TVS Motor Co., Ltd.                                     1,057,204   1,681,138       0.0%
    UCO Bank                                                1,897,998   2,416,283       0.0%
    Uflex, Ltd.                                               119,231     169,455       0.0%
    Ultratech Cement, Ltd.                                    155,423   5,245,415       0.1%
    Unichem Laboratories, Ltd.                                160,022     578,953       0.0%
    Union Bank of India                                       650,500   1,637,741       0.0%
*   Unitech, Ltd.                                           8,975,118   2,365,835       0.0%
    United Bank of India                                       50,566      26,780       0.0%
    United Breweries, Ltd.                                    155,855   2,036,352       0.0%
    United Spirits, Ltd.                                      244,586  11,246,299       0.1%
    UPL, Ltd.                                               2,211,652   9,823,637       0.1%
    Usha Martin, Ltd.                                         571,942     352,725       0.0%
*   Uttam Galva Steels, Ltd.                                   60,136      67,729       0.0%
*   Uttam Value Steels, Ltd.                                  130,697      15,249       0.0%
    V-Guard Industries, Ltd.                                   65,062     515,236       0.0%
    VA Tech Wabag, Ltd.                                         6,779      89,427       0.0%
    Vakrangee, Ltd.                                           183,474     299,514       0.0%
*   Vardhman Special Steels, Ltd.                               5,275       2,350       0.0%
    Vardhman Textiles, Ltd.                                    31,063     170,948       0.0%
    Videocon Industries, Ltd.                                 379,056   1,018,657       0.0%
    Vijaya Bank                                             1,171,149     801,002       0.0%
    VIP Industries, Ltd.                                      416,297     623,603       0.0%
    Voltamp Transformers, Ltd.                                  4,010      32,536       0.0%
    Voltas, Ltd.                                            1,100,777   2,927,393       0.0%
    VST Industries, Ltd.                                       12,340     398,287       0.0%
    WABCO India, Ltd.                                           7,089     261,057       0.0%
    Welspun Corp., Ltd.                                       637,539     860,758       0.0%
    Welspun Infra Enterprises, Ltd.                            31,877       7,928       0.0%
    Wipro, Ltd.                                             1,780,556  15,539,445       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                         PERCENTAGE
                                                              SHARES       VALUE++     OF NET ASSETS**
                                                            ----------- -------------- ---------------
INDIA -- (Continued)
    Wockhardt, Ltd.                                              70,880 $      904,419       0.0%
    Wyeth, Ltd.                                                  17,942        253,742       0.0%
    Yes Bank, Ltd.                                              768,063      5,660,341       0.1%
    Zee Entertainment Enterprises, Ltd.                       1,402,873      6,120,763       0.1%
*   Zee Learn, Ltd.                                               9,488          3,776       0.0%
    Zensar Technologies, Ltd.                                    73,021        436,387       0.0%
    Zuari Agro Chemicals, Ltd.                                   22,948         50,275       0.0%
    Zuari Global, Ltd.                                           22,948         29,615       0.0%
    Zydus Wellness, Ltd.                                         53,724        475,345       0.0%
                                                                        --------------       ---
TOTAL INDIA                                                              1,113,746,906       7.8%
                                                                        --------------       ---
INDONESIA -- (2.9%)
    Ace Hardware Indonesia Tbk PT                            27,324,500      1,762,377       0.0%
    Adaro Energy Tbk PT                                      66,098,100      6,800,478       0.1%
    Adhi Karya Persero Tbk PT                                 8,487,000      2,197,360       0.0%
    Agung Podomoro Land Tbk PT                               25,728,400        587,257       0.0%
    AKR Corporindo Tbk PT                                     7,726,800      3,188,468       0.0%
    Alam Sutera Realty Tbk PT                                75,270,900      3,468,869       0.0%
    Aneka Tambang Persero Tbk PT                             38,774,200      3,953,441       0.0%
    Arwana Citramulia Tbk PT                                  9,410,100        802,866       0.0%
    Asahimas Flat Glass Tbk PT                                  476,500        288,946       0.0%
    Astra Agro Lestari Tbk PT                                 1,805,700      4,597,647       0.0%
    Astra Graphia Tbk PT                                      2,554,000        442,294       0.0%
    Astra International Tbk PT                               60,036,200     38,680,848       0.3%
*   Bakrie and Brothers Tbk PT                              249,014,750      1,076,914       0.0%
*   Bakrie Sumatera Plantations Tbk PT                       58,480,500        252,765       0.0%
*   Bakrie Telecom Tbk PT                                    62,111,539        268,614       0.0%
*   Bakrieland Development Tbk PT                           157,101,000        217,251       0.0%
    Bank Bukopin Tbk PT                                      30,769,300      1,704,973       0.0%
    Bank Central Asia Tbk PT                                 25,756,500     24,530,425       0.2%
    Bank Danamon Indonesia Tbk PT                             7,971,554      2,825,936       0.0%
    Bank Mandiri Persero Tbk PT                              27,873,018     23,815,151       0.2%
    Bank Negara Indonesia Persero Tbk PT                     37,510,730     15,677,400       0.1%
*   Bank Pan Indonesia Tbk PT                                30,000,000      2,259,603       0.0%
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT     12,070,100      1,007,102       0.0%
*   Bank Permata Tbk PT                                         203,500         23,617       0.0%
    Bank Rakyat Indonesia Persero Tbk PT                     35,950,500     30,872,660       0.2%
    Bank Tabungan Negara Persero Tbk PT                      36,659,335      3,667,843       0.0%
*   Bank Tabungan Pensiunan Nasional Tbk PT                   2,253,500        795,409       0.0%
*   Barito Pacific Tbk PT                                     8,261,500        225,353       0.0%
*   Bayan Resources Tbk PT                                      950,000        657,862       0.0%
*   Benakat Integra Tbk PT                                   19,581,000        236,146       0.0%
*   Berau Coal Energy Tbk PT                                 25,135,500        267,739       0.0%
*   Berlian Laju Tanker Tbk PT                               26,853,166             --       0.0%
    Bisi International PT                                    10,509,912        561,058       0.0%
*   Borneo Lumbung Energi & Metal Tbk PT                      6,860,500         67,211       0.0%
*   Budi Starch & Sweetener Tbk PT                            2,800,500         27,912       0.0%
*   Bumi Resources Minerals Tbk PT                              392,500          7,428       0.0%
*   Bumi Resources Tbk PT                                    43,464,000        769,577       0.0%
    Bumi Serpong Damai PT                                    42,750,500      5,791,464       0.1%
    BW Plantation Tbk PT                                     16,793,200      2,044,677       0.0%
*   Central Proteinaprima Tbk PT                             22,741,500         98,342       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                              SHARES      VALUE++   OF NET ASSETS**
                                                            ----------- ----------- ---------------
INDONESIA -- (Continued)
*   Chandra Asri Petrochemical Tbk PT                             7,000 $     1,513       0.0%
    Charoen Pokphand Indonesia Tbk PT                        16,060,760   5,251,521       0.1%
    Ciputra Development Tbk PT                               52,270,219   4,601,650       0.0%
    Ciputra Property Tbk PT                                  11,642,800     732,886       0.0%
    Ciputra Surya Tbk PT                                      8,098,900   1,598,340       0.0%
*   Citra Marga Nusaphala Persada Tbk PT                      9,083,300   2,726,050       0.0%
    Clipan Finance Indonesia Tbk PT                           2,919,000     102,249       0.0%
*   Darma Henwa Tbk PT                                       55,755,500      86,805       0.0%
*   Davomas Abadi Tbk PT                                      4,583,000          --       0.0%
*   Delta Dunia Makmur Tbk PT                                17,739,500     284,925       0.0%
    Elnusa Tbk PT                                            18,961,600     837,677       0.0%
*   Energi Mega Persada Tbk PT                              215,986,000   1,761,551       0.0%
*   Erajaya Swasembada Tbk PT                                 5,909,600     615,224       0.0%
*   Exploitasi Energi Indonesia Tbk PT                       36,327,500     714,066       0.0%
*   Fajar Surya Wisesa Tbk PT                                   823,000     120,758       0.0%
    Gajah Tunggal Tbk PT                                     13,434,400   2,231,301       0.0%
*   Garda Tujuh Buana Tbk PT                                    470,100      20,307       0.0%
*   Garuda Indonesia Persero Tbk PT                           1,152,853      46,004       0.0%
    Global Mediacom Tbk PT                                   37,159,700   7,053,772       0.1%
*   Golden Eagle Energy Tbk PT                                  241,800     125,184       0.0%
*   Gozco Plantations Tbk PT                                 10,507,300      97,371       0.0%
    Gudang Garam Tbk PT                                       1,542,200   7,555,636       0.1%
*   Hanson International Tbk PT                              37,445,800   2,009,906       0.0%
    Harum Energy Tbk PT                                       6,525,200   1,336,758       0.0%
    Hexindo Adiperkasa Tbk PT                                 1,223,000     401,744       0.0%
    Holcim Indonesia Tbk PT                                  10,793,500   2,657,993       0.0%
*   Indah Kiat Pulp & Paper Corp. Tbk PT                     12,144,600   1,422,476       0.0%
    Indika Energy Tbk PT                                     18,469,600     993,430       0.0%
    Indo Tambangraya Megah Tbk PT                             1,773,500   3,919,935       0.0%
*   Indo-Rama Synthetics Tbk PT                                  12,500         844       0.0%
    Indocement Tunggal Prakarsa Tbk PT                        4,658,600   8,841,517       0.1%
    Indofood CBP Sukses Makmur Tbk PT                         3,610,500   3,126,381       0.0%
    Indofood Sukses Makmur Tbk PT                            19,632,100  12,009,583       0.1%
    Indosat Tbk PT                                            4,800,700   1,626,221       0.0%
#   Indosat Tbk PT ADR                                           26,890     453,903       0.0%
*   Inovisi Infracom Tbk PT                                   2,195,978     270,149       0.0%
    Intiland Development Tbk PT                              31,517,400   1,240,818       0.0%
    Japfa Comfeed Indonesia Tbk PT                           23,071,200   2,530,992       0.0%
    Jasa Marga Persero Tbk PT                                 9,009,700   4,603,168       0.0%
    Jaya Real Property Tbk PT                                 1,762,500     140,211       0.0%
    Kalbe Farma Tbk PT                                       43,904,500   5,880,182       0.1%
    Kawasan Industri Jababeka Tbk PT                        140,032,590   3,099,002       0.0%
*   Krakatau Steel Persero Tbk PT                               285,000      12,290       0.0%
*   Lippo Cikarang Tbk PT                                     3,331,000   2,204,949       0.0%
    Lippo Karawaci Tbk PT                                   151,654,562  14,065,557       0.1%
    Malindo Feedmill Tbk PT                                   6,712,500   1,740,436       0.0%
    Matahari Putra Prima Tbk PT                              11,816,772   2,837,728       0.0%
    Mayora Indah Tbk PT                                       1,770,125   4,301,515       0.0%
    Medco Energi Internasional Tbk PT                         7,971,000   1,899,885       0.0%
    Media Nusantara Citra Tbk PT                             20,277,093   4,780,601       0.1%
    Mitra Adiperkasa Tbk PT                                   4,352,400   2,404,001       0.0%
*   Mitra International Resources Tbk PT                      5,183,500      22,915       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                              SHARES      VALUE++   OF NET ASSETS**
                                                            ----------- ----------- ---------------
INDONESIA -- (Continued)
    MNC Investama Tbk PT                                    100,455,900 $ 2,671,293       0.0%
    MNC Sky Vision Tbk PT                                       416,800      80,377       0.0%
    Modern Internasional Tbk PT                               1,883,000     108,340       0.0%
*   Modernland Realty Tbk PT                                  5,639,100     214,544       0.0%
    Multipolar Tbk PT                                        19,215,000   1,117,128       0.0%
*   Multistrada Arah Sarana Tbk PT                            3,155,000      85,610       0.0%
    Nippon Indosari Corpindo Tbk PT                           1,461,600     138,156       0.0%
*   Nusantara Infrastructure Tbk PT                          60,849,500   1,238,832       0.0%
    Pabrik Kertas Tjiwi Kimia Tbk PT                          1,139,500     157,493       0.0%
    Pakuwon Jati Tbk PT                                      61,086,600   1,863,006       0.0%
*   Panin Financial Tbk PT                                  131,808,600   2,994,282       0.0%
    Panin Insurance Tbk PT                                    5,396,500     325,048       0.0%
    Pembangunan Perumahan Persero Tbk PT                     14,670,800   2,351,963       0.0%
    Perusahaan Gas Negara Persero Tbk PT                     23,787,000  10,986,118       0.1%
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT    31,056,900   6,598,991       0.1%
    Petrosea Tbk PT                                           3,285,500     391,288       0.0%
*   Polaris Investama Tbk PT                                    577,000      68,479       0.0%
*   Polychem Indonesia Tbk PT                                 8,339,500     144,670       0.0%
    Ramayana Lestari Sentosa Tbk PT                          22,260,600   2,468,083       0.0%
    Resource Alam Indonesia Tbk PT                            2,183,500     328,184       0.0%
    Salim Ivomas Pratama Tbk PT                               8,384,800     727,021       0.0%
*   Samindo Resources Tbk PT                                    348,500      17,485       0.0%
    Sampoerna Agro PT                                         4,997,559   1,059,433       0.0%
    Samudera Indonesia Tbk PT                                    20,100       5,325       0.0%
    Selamat Sempurna Tbk PT                                   3,002,500     939,928       0.0%
    Semen Indonesia Persero Tbk PT                            5,721,500   7,376,110       0.1%
*   Sentul City Tbk PT                                      206,717,100   3,087,999       0.0%
*   Sigmagold Inti Perkasa Tbk PT                            13,708,000     536,044       0.0%
    Sinar Mas Multiartha Tbk PT                                 278,500      84,365       0.0%
*   Sugih Energy Tbk PT                                      67,777,700   2,652,872       0.0%
    Summarecon Agung Tbk PT                                  56,912,364   5,485,593       0.1%
    Surya Citra Media Tbk PT                                  7,848,700   2,140,825       0.0%
    Surya Semesta Internusa Tbk PT                           23,319,600   1,682,647       0.0%
    Suryainti Permata Tbk PT                                  3,098,000          --       0.0%
    Tambang Batubara Bukit Asam Persero Tbk PT                4,452,300   3,811,672       0.0%
    Telekomunikasi Indonesia Persero Tbk PT                  31,720,000   6,234,580       0.1%
#   Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR       326,957  12,980,193       0.1%
    Tempo Scan Pacific Tbk PT                                   271,200      68,171       0.0%
    Tiga Pilar Sejahtera Food Tbk                            13,053,339   2,490,489       0.0%
    Timah Persero Tbk PT                                     38,349,667   4,988,717       0.1%
*   Tiphone Mobile Indonesia Tbk PT                           6,890,300     516,775       0.0%
    Total Bangun Persada Tbk PT                               7,934,000     638,195       0.0%
*   Tower Bersama Infrastructure Tbk PT                       5,447,800   3,068,723       0.0%
*   Trada Maritime Tbk PT                                    23,513,987   3,745,197       0.0%
    Trias Sentosa Tbk PT                                      3,690,500     102,312       0.0%
*   Trimegah Securities Tbk PT                                5,343,500      38,797       0.0%
*   Truba Alam Manunggal Engineering PT                      15,388,500       6,655       0.0%
    Tunas Baru Lampung Tbk PT                                 7,413,500     327,718       0.0%
    Tunas Ridean Tbk PT                                       8,038,500     469,691       0.0%
*   Ultrajaya Milk Industry & Trading Co. Tbk PT              2,569,000     948,356       0.0%
    Unilever Indonesia Tbk PT                                 2,513,900   6,386,743       0.1%
    United Tractors Tbk PT                                    6,278,746  11,804,850       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                              SHARES     VALUE++    OF NET ASSETS**
                                                            ---------- ------------ ---------------
INDONESIA -- (Continued)
    Vale Indonesia Tbk PT                                   20,379,750 $  6,277,518       0.1%
*   Visi Media Asia Tbk PT                                  12,126,300      297,808       0.0%
    Wijaya Karya Persero Tbk PT                             14,252,100    2,802,119       0.0%
    XL Axiata Tbk PT                                        10,590,800    4,750,421       0.1%
                                                                       ------------       ---
TOTAL INDONESIA                                                         446,804,395       3.1%
                                                                       ------------       ---
ISRAEL -- (0.0%)
    Mivtach Shamir Holdings, Ltd.                                5,972      197,002       0.0%
                                                                       ------------       ---
MALAYSIA -- (4.3%)
    Aeon Co. M Bhd                                             501,800    2,263,525       0.0%
    Aeon Credit Service M Bhd                                   88,560      393,713       0.0%
    Affin Holdings Bhd                                       2,363,000    2,732,529       0.0%
#   AirAsia Bhd                                              8,517,800    5,795,558       0.1%
    Alam Maritim Resources Bhd                               2,190,600      995,146       0.0%
    Alliance Financial Group Bhd                             6,239,100    8,569,482       0.1%
#   AMMB Holdings Bhd                                        8,008,850   17,626,936       0.1%
    Amway Malaysia Hldgs Bhd                                   109,600      399,577       0.0%
*   Ann Joo Resources Bhd                                      974,750      358,631       0.0%
    APM Automotive Holdings Bhd                                259,700      482,387       0.0%
    Astro Malaysia Holdings Bhd                              1,942,700    1,982,671       0.0%
#   Axiata Group Bhd                                         5,393,325   11,123,900       0.1%
    Batu Kawan Bhd                                             368,750    2,211,863       0.0%
#   Benalec Holdings Bhd                                     4,394,300    1,212,513       0.0%
    Berjaya Assets Bhd                                         156,600       40,799       0.0%
#   Berjaya Corp. Bhd                                       15,418,400    2,362,790       0.0%
    Berjaya Land Bhd                                         2,769,200      704,181       0.0%
    Berjaya Sports Toto Bhd                                  3,280,997    3,908,995       0.0%
#   BIMB Holdings Bhd                                        2,227,847    2,904,230       0.0%
    Bonia Corp. Bhd                                            130,200      199,325       0.0%
*   Borneo Aqua Harvest Bhd                                     98,500       33,192       0.0%
*   Boustead Heavy Industries Corp. Bhd                        226,400      176,075       0.0%
    Boustead Holdings Bhd                                    2,386,292    4,057,255       0.0%
    British American Tobacco Malaysia Bhd                      291,000    5,457,289       0.1%
*   Bumi Armada Bhd                                          4,506,500    5,526,925       0.1%
    Bursa Malaysia Bhd                                       1,570,200    3,651,958       0.0%
    Cahya Mata Sarawak Bhd                                   1,414,800    4,138,597       0.0%
    Can-One Bhd                                                216,800      203,834       0.0%
    Carlsberg Brewery Malaysia Bhd Class B                     614,800    2,366,473       0.0%
    Carotech Bhd                                                44,425           54       0.0%
    CB Industrial Product Holding Bhd                        1,443,860    2,080,381       0.0%
#   CIMB Group Holdings Bhd                                 16,181,395   37,275,314       0.3%
    Coastal Contracts Bhd                                    1,349,177    2,071,337       0.0%
    CSC Steel Holdings Bhd                                     470,500      193,197       0.0%
    Cypark Resources Bhd                                     1,283,900    1,141,093       0.0%
    Daibochi Plastic & Packaging Industry Bhd                   31,400       43,264       0.0%
    Daya Materials Bhd                                      14,892,600    1,530,766       0.0%
#   Dayang Enterprise Holdings Bhd                           1,251,112    1,422,867       0.0%
#   Dialog Group Bhd                                         5,858,673    6,451,606       0.1%
    DiGi.Com Bhd                                             6,144,920   10,441,810       0.1%
    DKSH Holdings Malaysia Bhd                                 162,100      401,929       0.0%
#   DRB-Hicom Bhd                                            8,726,700    6,686,395       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                            ---------- ----------- ---------------
MALAYSIA -- (Continued)
    Dutch Lady Milk Industries Bhd                              61,200 $   870,058       0.0%
#   Eastern & Oriental Bhd                                   7,708,082   5,604,952       0.1%
*   ECM Libra Financial Group Bhd                              318,034      96,593       0.0%
    Engtex Group Bhd                                           277,500     163,481       0.0%
*   Evergreen Fibreboard Bhd                                   741,700     119,423       0.0%
    Eversendai Corp. Bhd                                       183,400      62,354       0.0%
    Faber Group Bhd                                          1,659,300   1,512,769       0.0%
*   Fountain View Development Bhd                               31,500          --       0.0%
    Fraser & Neave Holdings Bhd                                207,500   1,144,607       0.0%
#   Gamuda Bhd                                               8,039,200  11,363,546       0.1%
    Genting Bhd                                              5,284,400  15,883,429       0.1%
#   Genting Malaysia Bhd                                    11,906,800  15,400,924       0.1%
#   Genting Plantations Bhd                                    996,700   3,391,195       0.0%
    Globetronics Technology Bhd                              1,036,920   1,145,594       0.0%
    Glomac Bhd                                               3,025,800   1,020,037       0.0%
*   Goldis Bhd                                                 478,372     318,438       0.0%
*   Green Packet Bhd                                         2,607,500     324,288       0.0%
    Guan Chong Bhd                                             103,300      44,662       0.0%
    Guinness Anchor Bhd                                        466,500   2,059,074       0.0%
    GuocoLand Malaysia Bhd                                     732,700     258,852       0.0%
    Hai-O Enterprise Bhd                                       649,700     497,573       0.0%
    HAP Seng Consolidated Bhd                                6,477,940   6,290,095       0.1%
    Hap Seng Plantations Holdings Bhd                        1,441,000   1,238,020       0.0%
#   Hartalega Holdings Bhd                                     903,300   1,754,688       0.0%
    Hiap Teck Venture Bhd                                      265,200      64,207       0.0%
*   Ho Wah Genting Bhd                                       1,858,500     111,254       0.0%
    Hock Seng LEE BHD                                          843,512     493,850       0.0%
#   Hong Leong Bank Bhd                                      1,899,160   8,148,044       0.1%
    Hong Leong Financial Group Bhd                             689,900   3,236,539       0.0%
    Hong Leong Industries Bhd                                  256,900     522,421       0.0%
    Hovid Bhd                                                  177,700      19,629       0.0%
    Hua Yang Bhd                                               730,333     418,533       0.0%
*   Hubline Bhd                                                209,100       2,576       0.0%
    Hwang Capital Malaysia Bhd                                 162,500      92,269       0.0%
    IGB Corp. Bhd                                            4,907,899   4,161,574       0.1%
    IGB REIT                                                    68,644      24,393       0.0%
#   IJM Corp. Bhd                                            9,299,963  18,197,104       0.1%
    IJM Land Bhd                                             2,715,900   2,513,148       0.0%
#   IJM Plantations Bhd                                      1,130,100   1,225,751       0.0%
*   Inch Kenneth Kajang Rubber                                 113,000      28,756       0.0%
    Insas Bhd                                                3,189,702   1,184,788       0.0%
    Integrated Logistics Bhd                                    53,821      12,940       0.0%
    Integrax Bhd                                               229,000     150,692       0.0%
#   IOI Corp. Bhd                                            8,159,777  12,485,783       0.1%
*   IOI Properties Group Bhd                                 2,840,688   2,335,499       0.0%
    Iris Corp. Bhd                                           7,471,600   1,054,787       0.0%
*   JAKS Resources Bhd                                       4,007,500     675,138       0.0%
    Jaya Tiasa Holdings Bhd                                  1,513,239   1,261,683       0.0%
    JCY International Bhd                                    4,251,000     965,406       0.0%
    JT International Bhd                                       141,800     336,862       0.0%
*   K&N Kenanga Holdings Bhd                                 1,257,586     300,854       0.0%
*   Karambunai Corp. Bhd                                     4,574,700     126,720       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                            ---------- ----------- ---------------
MALAYSIA -- (Continued)
#   Keck Seng Malaysia Bhd                                     316,300 $   681,734       0.0%
    Kian JOO CAN Factory Bhd                                 1,772,080   1,851,862       0.0%
    Kim Loong Resources Bhd                                    259,020     223,825       0.0%
    Kimlun Corp. Bhd                                           701,700     346,056       0.0%
*   Kinsteel Bhd                                             2,317,700     128,299       0.0%
    KLCC Property Holdings Bhd                               1,100,800   2,243,119       0.0%
*   KNM Group Bhd                                           10,846,068   2,763,192       0.0%
    Kossan Rubber Industries                                 1,853,200   2,327,298       0.0%
#   KPJ Healthcare Bhd                                       2,789,775   2,768,449       0.0%
*   Kretam Holdings Bhd                                      3,125,300     574,631       0.0%
*   KSL Holdings Bhd                                         1,133,566     746,564       0.0%
#   Kuala Lumpur Kepong Bhd                                  1,058,522   7,850,726       0.1%
*   KUB Malaysia Bhd                                         1,459,400     219,533       0.0%
*   Kulim Malaysia Bhd                                       3,059,500   3,310,479       0.0%
*   Kumpulan Europlus Bhd                                    1,411,400     567,138       0.0%
    Kumpulan Fima Bhd                                          909,400     649,442       0.0%
    Kumpulan Perangsang Selangor Bhd                         2,621,700   1,221,723       0.0%
    Kwantas Corp. Bhd                                           23,900      16,466       0.0%
    Lafarge Malaysia Bhd                                     1,682,800   4,689,493       0.1%
*   Land & General Bhd                                       5,547,900     969,098       0.0%
*   Landmarks Bhd                                            1,216,092     414,491       0.0%
    LBS Bina Group Bhd                                       1,785,800     974,669       0.0%
    Lingkaran Trans Kota Holdings Bhd                          603,500     720,238       0.0%
    Lion Diversified Holdings Bhd                              445,000      23,179       0.0%
    Lion Industries Corp. Bhd                                3,773,900     758,245       0.0%
    LPI Capital Bhd                                             63,100     328,656       0.0%
    Magnum Bhd                                                 271,300     250,916       0.0%
#   Mah Sing Group Bhd                                       5,285,647   3,663,050       0.0%
    Malayan Banking Bhd                                     14,680,988  44,564,178       0.3%
    Malayan Flour Mills Bhd                                    914,300     442,784       0.0%
#   Malaysia Airports Holdings Bhd                           3,001,613   7,404,687       0.1%
#   Malaysia Building Society Bhd                            1,153,311     798,886       0.0%
#   Malaysia Marine and Heavy Engineering Holdings Bhd       1,886,100   2,286,299       0.0%
#*  Malaysian Airline System Bhd                            18,989,630   1,343,004       0.0%
    Malaysian Bulk Carriers Bhd                              3,957,923   2,306,670       0.0%
    Malaysian Pacific Industries Bhd                           388,625     498,352       0.0%
#   Malaysian Resources Corp. Bhd                            9,841,400   4,736,436       0.1%
#   Maxis Bhd                                                4,005,815   8,530,437       0.1%
    MBM Resources Bhd                                          967,410     955,343       0.0%
    Media Chinese International, Ltd.                          905,600     271,054       0.0%
    Media Prima Bhd                                          4,260,120   3,249,067       0.0%
    Mega First Corp. Bhd                                       167,300     116,974       0.0%
#*  MISC Bhd                                                 3,046,360   6,086,362       0.1%
    MK Land Holdings Bhd                                     1,341,100     209,815       0.0%
    MKH Bhd                                                    849,856   1,140,404       0.0%
#   MMC Corp. Bhd                                            6,239,300   5,349,137       0.1%
    MNRB Holdings Bhd                                          807,100     938,193       0.0%
    Muda Holdings Bhd                                          292,100     170,101       0.0%
    Mudajaya Group Bhd                                       2,521,733   2,001,610       0.0%
    Muhibbah Engineering M Bhd                               3,221,800   2,867,448       0.0%
*   Mulpha International Bhd                                12,681,100   1,673,851       0.0%
#   My EG Services Bhd                                       1,343,500   1,135,447       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                            ---------- ----------- ---------------
MALAYSIA -- (Continued)
    Naim Holdings Bhd                                        1,376,200 $ 1,684,760       0.0%
    NCB Holdings Bhd                                           149,900     141,096       0.0%
    Nestle Malaysia Bhd                                         95,400   2,002,809       0.0%
    NTPM Holdings Bhd                                        1,239,500     328,582       0.0%
    Oldtown Bhd                                              1,156,825     737,353       0.0%
    Oriental Holdings Bhd                                      606,340   1,448,729       0.0%
    OSK Holdings Bhd                                         1,925,245     979,109       0.0%
    Padini Holdings Bhd                                      2,367,100   1,451,560       0.0%
    Panasonic Manufacturing Malaysia Bhd                        70,200     477,269       0.0%
    Pantech Group Holdings Bhd                                 133,700      40,437       0.0%
    Paramount Corp. Bhd                                        487,460     249,202       0.0%
#   Parkson Holdings Bhd                                     2,748,638   2,473,957       0.0%
#*  Perdana Petroleum Bhd                                    3,089,800   1,790,007       0.0%
#*  Perisai Petroleum Teknologi Bhd                          3,915,900   1,884,996       0.0%
    Petronas Chemicals Group Bhd                             6,089,400  12,561,396       0.1%
#   Petronas Dagangan Bhd                                      541,000   5,027,328       0.1%
    Petronas Gas Bhd                                         1,277,508   9,203,145       0.1%
    Pharmaniaga Bhd                                            307,380     442,419       0.0%
    Pie Industrial Bhd                                          61,700     155,057       0.0%
    PJ Development Holdings Bhd                                680,400     319,119       0.0%
#   Pos Malaysia Bhd                                         1,663,200   2,295,454       0.0%
    PPB Group Bhd                                            2,437,500  12,301,577       0.1%
    Press Metal Bhd                                            696,500     741,706       0.0%
    Prestariang Bhd                                          1,232,000     763,497       0.0%
    Protasco Bhd                                               303,300     176,717       0.0%
    Public Bank Bhd                                          1,683,556  10,392,775       0.1%
#   Puncak Niaga Holding Bhd                                   860,860     771,305       0.0%
    QL Resources Bhd                                         2,013,660   1,932,372       0.0%
    RCE Capital Bhd                                            840,450      79,966       0.0%
    RHB Capital Bhd                                          4,698,672  11,938,728       0.1%
    Rimbunan Sawit Bhd                                         832,100     205,284       0.0%
    Salcon Bhd                                               4,759,100   1,079,500       0.0%
*   Sapurakencana Petroleum Bhd                             11,581,088  15,309,631       0.1%
    Sarawak Oil Palms Bhd                                      453,460     904,704       0.0%
    Sarawak Plantation Bhd                                      18,900      15,341       0.0%
    Scientex Bhd                                               210,564     374,242       0.0%
*   Scomi Energy Services Bhd                                2,806,100     832,085       0.0%
*   Scomi Group Bhd                                          9,803,800   1,280,447       0.0%
    SEG International Bhd                                      311,400     142,992       0.0%
    Selangor Dredging Bhd                                      366,400     120,041       0.0%
    Selangor Properties Bhd                                     63,100     102,492       0.0%
    Shangri-La Hotels Malaysia Bhd                             373,100     756,148       0.0%
*   Shell Refining Co. Federation of Malaya Bhd                233,300     427,701       0.0%
    SHL Consolidated Bhd                                       202,800     139,847       0.0%
    Sime Darby Bhd                                           8,658,338  25,046,712       0.2%
#   SP Setia Bhd                                             1,530,200   1,414,313       0.0%
    Star Publications Malaysia Bhd                           1,085,200     859,555       0.0%
    Subur Tiasa Holdings Bhd                                   118,860      82,176       0.0%
    Sunway Bhd                                               4,346,693   4,136,052       0.0%
#   Supermax Corp. Bhd                                       3,578,650   2,684,454       0.0%
    Suria Capital Holdings Bhd                                 251,450     200,552       0.0%
#   Syarikat Takaful Malaysia Bhd                              274,400   1,057,853       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                              SHARES     VALUE++    OF NET ASSETS**
                                                            ---------- ------------ ---------------
MALAYSIA -- (Continued)
*   Symphony Life Bhd                                          287,432 $     90,761       0.0%
    Ta Ann Holdings Bhd                                        594,386      764,792       0.0%
    TA Enterprise Bhd                                        9,647,300    2,395,810       0.0%
    TA Global Bhd                                            1,876,440      178,195       0.0%
*   Talam Transform Bhd                                        700,000       21,528       0.0%
    Tambun Indah Land Bhd                                      576,000      351,268       0.0%
    TAN Chong Motor Holdings Bhd                             1,216,900    2,122,578       0.0%
*   Tanjung Offshore Bhd                                       904,200      163,756       0.0%
    Tasek Corp. Bhd                                             38,700      189,176       0.0%
    TDM Bhd                                                  6,676,100    1,985,097       0.0%
*   Tebrau Teguh Bhd                                         3,729,400    1,556,307       0.0%
    Telekom Malaysia Bhd                                     2,932,100    5,571,798       0.1%
    Tenaga Nasional Bhd                                      6,071,381   22,131,756       0.2%
*   TH Heavy Engineering Bhd                                 5,396,534    1,490,397       0.0%
    TH Plantations Bhd                                       1,175,640      730,586       0.0%
*   Time dotCom Bhd                                          1,420,660    1,737,510       0.0%
    Tiong NAM Logistics Holdings                             1,117,900      459,194       0.0%
#   Top Glove Corp. Bhd                                      2,081,980    3,064,534       0.0%
    TRC Synergy Bhd                                            384,192       64,786       0.0%
    Tropicana Corp. Bhd                                      3,264,300    1,540,632       0.0%
    TSH Resources Bhd                                        1,604,900    1,646,943       0.0%
    Uchi Technologies Bhd                                    1,048,100      465,948       0.0%
    UEM Sunrise Bhd                                          8,119,545    5,733,063       0.1%
#   UMW Holdings Bhd                                         2,443,506    8,061,243       0.1%
    Unisem M Bhd                                             3,678,620    1,331,443       0.0%
    United Malacca Bhd                                         197,950      432,233       0.0%
    United Plantations Bhd                                     153,600    1,189,396       0.0%
    UOA Development Bhd                                      1,254,000      903,367       0.0%
    Uzma Bhd                                                   114,600      214,812       0.0%
    VS Industry Bhd                                            167,208       83,015       0.0%
    Wah Seong Corp. Bhd                                      1,567,419      945,620       0.0%
#   WCT Holdings Bhd                                         4,952,785    3,416,589       0.0%
    Wing Tai Malaysia Bhd                                      378,400      250,566       0.0%
    WTK Holdings Bhd                                         2,969,350    1,211,952       0.0%
    Yinson Holdings Bhd                                        298,900      780,778       0.0%
    YNH Property Bhd                                         1,394,799      842,329       0.0%
    YTL Corp. Bhd                                           25,848,320   12,751,814       0.1%
    YTL E-Solutions Bhd                                        747,100      140,904       0.0%
*   YTL Land & Development Bhd                                 949,200      273,361       0.0%
*   YTL Power International Bhd                              9,309,566    4,479,836       0.1%
    Zhulian Corp. Bhd                                          969,166      861,588       0.0%
                                                                       ------------       ---
TOTAL MALAYSIA                                                          667,287,134       4.7%
                                                                       ------------       ---
MEXICO -- (5.0%)
#   Alfa S.A.B. de C.V. Class A                             12,848,389   33,940,901       0.2%
#   Alpek S.A. de C.V.                                         772,146    1,327,954       0.0%
#   Alsea S.A.B. de C.V.                                     2,434,437    8,420,116       0.1%
    America Movil S.A.B. de C.V. Series L                   11,276,987   11,369,434       0.1%
    America Movil S.A.B. de C.V. Series L ADR                2,771,184   55,645,374       0.4%
#   Arca Continental S.A.B. de C.V.                          1,817,916   11,561,072       0.1%
#*  Axtel S.A.B. de C.V.                                     6,197,579    2,060,688       0.0%
#   Banregio Grupo Financiero S.A.B. de C.V.                   993,663    5,756,414       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED

                                                                                PERCENTAGE
                                                         SHARES     VALUE++   OF NET ASSETS**
                                                       ---------- ----------- ---------------
MEXICO -- (Continued)
#*  Bio Pappel S.A.B. de C.V.                             197,498 $   421,935       0.0%
#   Bolsa Mexicana de Valores S.A.B. de C.V.            2,564,519   5,263,216       0.0%
#*  Cemex S.A.B. de C.V.                                5,969,081   7,582,972       0.1%
#*  Cemex S.A.B. de C.V. Sponsored ADR                  6,545,913  82,740,339       0.6%
#   Cia Minera Autlan S.A.B. de C.V. Series B             460,180     481,892       0.0%
#   Coca-Cola Femsa S.A.B. de C.V. Series L                84,415     945,791       0.0%
#   Coca-Cola Femsa S.A.B. de C.V. Sponsored ADR           97,205  10,883,072       0.1%
#   Compartamos S.A.B. de C.V.                          2,050,744   3,577,075       0.0%
#*  Consorcio ARA S.A.B. de C.V. Series *               6,975,608   3,071,182       0.0%
#   Controladora Comercial Mexicana S.A.B. de C.V.      3,767,925  14,109,468       0.1%
    Corp. Actinver S.A.B. de C.V.                          34,049      37,738       0.0%
#*  Corp. GEO S.A.B. de C.V. Series B                   3,284,556      49,268       0.0%
#   Corp. Inmobiliaria Vesta S.A.B. de C.V.               595,130   1,210,025       0.0%
#*  Corp. Interamericana de Entretenimiento S.A.B. de
      C.V. Class B                                        222,600     158,237       0.0%
    Corp. Moctezuma S.A.B. de C.V. Series *               392,200   1,199,136       0.0%
    Cydsa S.A.B. de C.V.                                    6,129      11,923       0.0%
#*  Desarrolladora Homex S.A.B. de C.V.                   440,873      72,009       0.0%
#*  Desarrolladora Homex S.A.B. de C.V. ADR                34,140      33,457       0.0%
*   Dine S.A.B. de C.V.                                     7,300       3,348       0.0%
#   El Puerto de Liverpool S.A.B. de C.V.                 620,599   6,403,444       0.0%
#*  Empresas ICA S.A.B. de C.V.                         4,837,414   8,659,665       0.1%
*   Empresas ICA S.A.B. de C.V. Sponsored ADR             585,327   4,220,208       0.0%
#*  Financiera Independencia S.A.B. de C.V.               246,788      97,336       0.0%
    Fomento Economico Mexicano S.A.B. de C.V.             357,700   3,249,792       0.0%
#   Fomento Economico Mexicano S.A.B. de C.V.
      Sponsored ADR                                       599,632  54,428,597       0.4%
#*  Genomma Lab Internacional S.A.B. de C.V. Class B    4,491,039  11,407,176       0.1%
*   Gruma S.A.B. de C.V. Class B                        1,688,397  14,931,687       0.1%
*   Gruma S.A.B. de C.V. Sponsored ADR                      6,300     221,886       0.0%
#*  Grupo Aeromexico S.A.B. de C.V.                       337,885     548,819       0.0%
#   Grupo Aeroportuario del Centro Norte S.A.B. de
      C.V.                                              1,015,034   3,719,457       0.0%
    Grupo Aeroportuario del Centro Norte S.A.B. de
      C.V. ADR                                                100       2,944       0.0%
    Grupo Aeroportuario del Pacifico S.A.B. de C.V.
      ADR                                                 174,847  10,543,274       0.1%
    Grupo Aeroportuario del Pacifico S.A.B. de C.V.
      Class B                                           1,143,139   6,880,984       0.1%
    Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR     63,563   7,770,577       0.1%
#   Grupo Aeroportuario del Sureste S.A.B. de C.V.
      Class B                                             945,623  11,572,773       0.1%
    Grupo Bimbo S.A.B. de C.V. Series A                 5,028,732  13,868,388       0.1%
#   Grupo Carso S.A.B. de C.V. Series A1                2,261,844  11,524,681       0.1%
    Grupo Cementos de Chihuahua S.A.B. de C.V.            211,154     629,294       0.0%
#   Grupo Comercial Chedraui S.A. de C.V.               1,671,279   5,134,143       0.0%
#   Grupo Elektra S.A.B. de C.V.                           41,216   1,179,985       0.0%
#*  Grupo Famsa S.A.B. de C.V. Class A                  2,208,886   3,022,228       0.0%
#   Grupo Financiero Banorte S.A.B. de C.V.             8,827,008  58,625,192       0.4%
#   Grupo Financiero Inbursa S.A.B. de C.V.             7,546,226  19,328,813       0.1%
    Grupo Financiero Interacciones S.A. de C.V.             8,688      52,462       0.0%
#   Grupo Financiero Santander Mexico S.A.B. de C.V.
      Class B                                           1,025,339   2,449,167       0.0%
    Grupo Financiero Santander Mexico S.A.B. de C.V.
      Class B ADR                                         675,290   8,035,951       0.1%
    Grupo Gigante S.A.B. de C.V. Series *                  41,000     103,184       0.0%
#   Grupo Herdez S.A.B. de C.V. Series *                  875,666   2,617,745       0.0%
    Grupo Industrial Maseca S.A.B. de C.V. Class B         60,400      94,136       0.0%
    Grupo Industrial Saltillo S.A.B. de C.V.               72,099     154,308       0.0%
    Grupo KUO S.A.B. de C.V. Series B                     265,425     531,144       0.0%
#   Grupo Mexico S.A.B. de C.V. Series B               12,753,153  38,407,386       0.3%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                              SHARES     VALUE++    OF NET ASSETS**
                                                            ---------- ------------ ---------------
MEXICO -- (Continued)
#*  Grupo Pochteca S.A.B. de C.V.                              376,611 $    469,225       0.0%
#*  Grupo Simec S.A.B. de C.V. Series B                        899,944    3,389,214       0.0%
#*  Grupo Simec S.A.B. de C.V. Sponsored ADR                     6,406       74,566       0.0%
*   Grupo Sports World S.A.B. de C.V.                          147,021      227,003       0.0%
    Grupo Televisa S.A.B. Series CPO                         1,306,744    8,561,969       0.1%
    Grupo Televisa S.A.B. Sponsored ADR                      1,810,392   59,398,962       0.4%
#*  Impulsora del Desarrollo y El Empleo en America Latina
      S.A.B. de C.V.                                         2,091,390    4,813,342       0.0%
    Industrias Bachoco S.A.B. de C.V. ADR                       14,586      643,243       0.0%
#   Industrias Bachoco S.A.B. de C.V. Series B                  65,645      240,848       0.0%
#*  Industrias CH S.A.B. de C.V. Series B                    1,314,361    6,972,284       0.1%
#   Industrias Penoles S.A.B. de C.V.                          359,024    8,358,726       0.1%
*   Inmuebles Carso S.A.B. de C.V.                           2,196,725    2,290,293       0.0%
#   Kimberly-Clark de Mexico S.A.B. de C.V. Class A          5,198,708   13,566,253       0.1%
#*  Maxcom Telecomunicaciones S.A.B. de C.V.                 1,187,809      295,074       0.0%
    Megacable Holdings S.A.B. de C.V.                          297,608    1,176,760       0.0%
#   Mexichem S.A.B. de C.V.                                  5,770,885   21,503,938       0.2%
#*  Minera Frisco S.A.B. de C.V.                             1,073,886    1,963,452       0.0%
*   OHL Mexico S.A.B. de C.V.                                2,472,291    6,576,272       0.0%
#   Organizacion Cultiba S.A.B. de C.V.                        119,393      197,304       0.0%
#*  Organizacion Soriana S.A.B. de C.V. Class B              3,378,996    9,791,346       0.1%
*   Promotora y Operadora de Infraestructura S.A.B. de C.V.  1,246,062   17,401,198       0.1%
#   Qualitas Controladora S.A.B. de C.V.                       214,099      622,688       0.0%
#   TV Azteca S.A.B. de C.V.                                 4,247,863    2,321,547       0.0%
#*  Urbi Desarrollos Urbanos S.A.B. de C.V.                  1,795,501          718       0.0%
    Value Grupo Financiero S.A.B. de CV                          8,579       50,827       0.0%
*   Vitro S.A.B. de C.V. Series A                              193,764      513,485       0.0%
#   Wal-Mart de Mexico S.A.B. de C.V. Series V              10,577,218   26,760,881       0.2%
                                                                       ------------       ---
TOTAL MEXICO                                                            770,532,280       5.4%
                                                                       ------------       ---
PERU -- (0.1%)
    Cementos Pacasmayo SAA ADR                                   7,958       72,020       0.0%
    Cia de Minas Buenaventura SAA ADR                          157,651    2,049,463       0.0%
    Credicorp, Ltd.                                            124,944   18,647,892       0.1%
    Grana y Montero SA Sponsored ADR                            13,019      226,791       0.0%
*   Rio Alto Mining, Ltd.                                        5,318       10,583       0.0%
                                                                       ------------       ---
TOTAL PERU                                                               21,006,749       0.1%
                                                                       ------------       ---
PHILIPPINES -- (1.3%)
    A Soriano Corp.                                            818,000      129,084       0.0%
    Aboitiz Equity Ventures, Inc.                            4,413,650    5,614,692       0.1%
    Aboitiz Power Corp.                                      5,208,500    4,264,188       0.0%
    Alliance Global Group, Inc.                             24,695,294   17,295,631       0.1%
    Alsons Consolidated Resources, Inc.                        770,000       30,276       0.0%
    Atlas Consolidated Mining & Development                  2,931,100      976,700       0.0%
    Ayala Corp.                                                601,005    8,430,918       0.1%
    Ayala Land, Inc.                                        10,616,720    7,194,647       0.1%
    Bank of the Philippine Islands                           2,992,203    6,099,474       0.1%
    BDO Unibank, Inc.                                        4,810,419    9,546,870       0.1%
*   Belle Corp.                                             19,375,100    2,602,135       0.0%
    Cebu Air, Inc.                                           1,166,910    1,374,328       0.0%
    Cebu Holdings, Inc.                                      2,065,000      236,760       0.0%
    Century Properties Group, Inc.                             523,000       17,424       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                              SHARES      VALUE++   OF NET ASSETS**
                                                            ----------- ----------- ---------------
PHILIPPINES -- (Continued)
    China Banking Corp.                                         653,900 $   808,873       0.0%
    COL Financial Group, Inc.                                   133,700      51,988       0.0%
    DMCI Holdings, Inc.                                       4,096,550   6,610,857       0.1%
*   East West Banking Corp.                                      19,300      13,224       0.0%
    EEI Corp.                                                 2,414,300     644,882       0.0%
*   Empire East Land Holdings, Inc.                          22,778,000     511,637       0.0%
    Energy Development Corp.                                 40,300,600   5,058,706       0.0%
    Filinvest Development Corp.                                  89,300       9,943       0.0%
    Filinvest Land, Inc.                                     96,449,687   3,451,081       0.0%
    First Gen Corp.                                           7,365,300   3,139,901       0.0%
    First Philippine Holdings Corp.                           1,783,200   2,840,213       0.0%
*   Global-Estate Resorts, Inc.                              10,626,000     470,770       0.0%
    Globe Telecom, Inc.                                         131,465   4,887,931       0.0%
    International Container Terminal Services, Inc.           3,368,262   8,184,280       0.1%
    JG Summit Holdings, Inc.                                  1,520,860   1,726,491       0.0%
    Jollibee Foods Corp.                                      1,482,607   5,726,317       0.1%
    Lafarge Republic, Inc.                                    2,306,888     520,910       0.0%
    Leisure & Resorts World Corp.                               557,020      98,328       0.0%
*   Lepanto Consolidated Mining Co.                          25,593,207     236,308       0.0%
    Lopez Holdings Corp.                                     11,976,000   1,225,307       0.0%
    LT Group, Inc.                                            3,329,400   1,371,851       0.0%
    Manila Electric Co.                                         491,930   3,099,381       0.0%
    Manila Water Co., Inc.                                    4,534,500   2,714,280       0.0%
*   Megawide Construction Corp.                                 783,770     231,955       0.0%
    Megaworld Corp.                                         105,685,600  11,065,325       0.1%
*   Metro Pacific Corp. Series A                                225,000          --       0.0%
    Metro Pacific Investments Corp.                          51,293,100   5,852,181       0.1%
    Metropolitan Bank & Trust Co.                             3,361,568   6,402,112       0.1%
    Pepsi-Cola Products Philippines, Inc.                     8,001,791     898,635       0.0%
    Petron Corp.                                                 22,700       6,265       0.0%
    Philex Mining Corp.                                         770,250     155,030       0.0%
*   Philex Petroleum Corp.                                       75,900      15,633       0.0%
    Philippine Long Distance Telephone Co.                       35,525   2,296,400       0.0%
#   Philippine Long Distance Telephone Co. Sponsored ADR         66,550   4,292,475       0.0%
*   Philippine National Bank                                  1,633,843   3,199,412       0.0%
    Philippine Stock Exchange, Inc. (The)                        84,552     562,930       0.0%
    Philodrill Corp. (The)                                   41,330,000      35,245       0.0%
    Philtown Properties, Inc.                                    16,675         108       0.0%
    Philweb Corp.                                             2,051,840     235,225       0.0%
    Phoenix Petroleum Philippines, Inc.                         986,570     132,929       0.0%
    RFM Corp.                                                 5,721,300     835,003       0.0%
    Rizal Commercial Banking Corp.                            1,673,995   1,804,092       0.0%
    Robinsons Land Corp.                                     10,294,450   5,165,997       0.0%
    San Miguel Corp.                                          1,888,050   3,539,157       0.0%
    San Miguel Pure Foods Co., Inc.                               3,980      20,992       0.0%
    Security Bank Corp.                                       1,592,348   4,290,748       0.0%
    Semirara Mining Corp.                                       381,600   3,521,929       0.0%
    Shang Properties, Inc.                                      174,286      12,235       0.0%
    SM Investments Corp.                                        756,427  12,330,740       0.1%
    SM Prime Holdings, Inc.                                  21,695,490   7,964,479       0.1%
*   Top Frontier Investment Holdings, Inc.                      153,057     321,268       0.0%
    Trans-Asia Oil & Energy Development Corp.                11,269,000     591,067       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                              SHARES     VALUE++    OF NET ASSETS**
                                                            ---------- ------------ ---------------
PHILIPPINES -- (Continued)
    Union Bank Of Philippines, Inc.                            841,410 $  2,402,986       0.0%
    Universal Robina Corp.                                   2,988,800    9,814,508       0.1%
    Vista Land & Lifescapes, Inc.                           27,881,400    3,776,356       0.0%
                                                                       ------------       ---
TOTAL PHILIPPINES                                                       208,990,003       1.5%
                                                                       ------------       ---
POLAND -- (2.1%)
*   AB SA                                                        2,455       23,816       0.0%
    ABC Data SA                                                 43,942       57,294       0.0%
    Action SA                                                    8,948      140,933       0.0%
*   Agora SA                                                   189,633      651,752       0.0%
*   Alchemia SA                                                225,224      374,339       0.0%
*   Alior Bank SA                                               61,587    1,625,711       0.0%
    Amica Wronki SA                                              4,764      148,263       0.0%
*   AmRest Holdings SE                                          36,778      994,104       0.0%
    Apator SA                                                   27,085      327,547       0.0%
    Asseco Poland SA                                           463,135    6,896,226       0.1%
    ATM SA                                                      24,831      103,979       0.0%
    Bank Handlowy w Warszawie SA                               189,829    7,063,805       0.1%
#*  Bank Millennium SA                                       2,849,668    8,371,689       0.1%
    Bank Pekao SA                                              456,302   29,285,650       0.2%
#   Bank Zachodni WBK SA                                        59,040    7,259,076       0.1%
*   Bioton SA                                                  148,030      335,001       0.0%
*   Boryszew SA                                              1,339,816    1,951,354       0.0%
    Budimex SA                                                  38,097    1,771,568       0.0%
    CCC SA                                                      56,953    2,393,287       0.0%
*   CD Projekt SA                                              542,963    2,690,815       0.0%
*   Ciech SA                                                   274,143    2,937,099       0.0%
*   Colian SA                                                   52,481       54,898       0.0%
    ComArch SA                                                   7,881      227,688       0.0%
*   Cyfrowy Polsat SA                                          401,902    2,731,275       0.0%
    Dom Development SA                                           9,946      152,598       0.0%
*   Eko Export SA                                               24,043      310,182       0.0%
    Elektrobudowa SA                                             2,716       80,797       0.0%
    Emperia Holding SA                                          49,020    1,085,839       0.0%
    Enea SA                                                    419,390    2,123,407       0.0%
    Eurocash SA                                                232,276    3,071,560       0.0%
    Fabryki Mebli Forte SA                                      50,179      729,713       0.0%
*   Famur SA                                                   111,442      161,710       0.0%
*   Farmacol SA                                                 36,912      616,287       0.0%
    Firma Oponiarska Debica SA                                  10,995      328,811       0.0%
    Getin Holding SA                                         1,692,597    1,784,342       0.0%
*   Getin Noble Bank SA                                      3,844,433    4,679,176       0.0%
*   Global City Holdings NV                                     33,245      385,271       0.0%
    Grupa Azoty SA                                             127,978    2,538,133       0.0%
    Grupa Kety SA                                               25,769    1,856,131       0.0%
*   Grupa Lotos SA                                             514,539    6,635,323       0.1%
*   Hawe SA                                                    825,213      803,164       0.0%
*   Impexmetal SA                                              797,201      680,468       0.0%
*   ING Bank Slaski SA                                         128,243    5,757,352       0.0%
*   Integer.pl SA                                                3,464      304,517       0.0%
*   Inter Cars SA                                                4,921      307,079       0.0%
#   Jastrzebska Spolka Weglowa SA                              125,430    1,726,855       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                              SHARES     VALUE++    OF NET ASSETS**
                                                            ---------- ------------ ---------------
POLAND -- (Continued)
*   Kernel Holding SA                                          261,867 $  2,433,734       0.0%
*   KGHM Polska Miedz SA                                       602,590   21,818,529       0.2%
    Kopex SA                                                   146,978      629,638       0.0%
*   KRUK SA                                                      7,913      217,996       0.0%
*   LC Corp. SA                                                590,468      378,885       0.0%
    Lentex SA                                                   51,368      142,385       0.0%
    LPP SA                                                       1,899    4,920,211       0.0%
    Lubelski Wegiel Bogdanka SA                                169,956    6,957,101       0.1%
#   mBank                                                       74,252   12,150,400       0.1%
*   MCI Management SA                                          140,923      415,231       0.0%
*   Mercor SA                                                    2,734       14,752       0.0%
*   Midas SA                                                   542,767      113,081       0.0%
*   Mostostal Zabrze Holding SA                                324,876      197,466       0.0%
*   Netia SA                                                 1,478,459    2,643,821       0.0%
    Neuca SA                                                    10,624      830,732       0.0%
    Orange Polska SA                                         3,223,659   11,014,626       0.1%
    Orbis SA                                                    65,350      846,240       0.0%
    Pelion SA                                                   30,487      775,875       0.0%
*   Pfleiderer Grajewo SA                                       60,652      511,254       0.0%
    PGE SA                                                   3,775,401   26,234,507       0.2%
*   Polimex-Mostostal SA                                     2,510,058       74,840       0.0%
*   Polnord SA                                                 140,035      419,379       0.0%
*   Polski Koncern Miesny Duda SA                              607,153      128,454       0.0%
    Polski Koncern Naftowy Orlen SA                          1,760,986   26,368,809       0.2%
    Polskie Gornictwo Naftowe i Gazownictwo SA               3,792,578    5,894,806       0.1%
    Powszechna Kasa Oszczednosci Bank Polski SA              3,042,817   41,757,735       0.3%
    Powszechny Zaklad Ubezpieczen SA                           117,918   16,726,784       0.1%
*   PZ Cormay SA                                                66,507      150,509       0.0%
*   Rafako SA                                                  394,478      707,056       0.0%
*   Rawlplug SA                                                 14,359       55,028       0.0%
*   Rovese SA                                                1,118,697      518,191       0.0%
*   Stalexport Autostrady SA                                   312,145      299,086       0.0%
    Stalprodukt SA                                               4,961      393,560       0.0%
*   Sygnity SA                                                  57,819      328,573       0.0%
#   Synthos SA                                               1,891,039    2,980,506       0.0%
    Tauron Polska Energia SA                                 3,986,648    7,062,452       0.1%
#*  Trakcja SA                                               1,423,770      613,142       0.0%
    TVN SA                                                     713,420    3,887,287       0.0%
*   Vistula Group SA                                           214,914      118,717       0.0%
#   Warsaw Stock Exchange                                      126,598    1,581,640       0.0%
    Wawel SA                                                       252      108,166       0.0%
    Zaklady Chemiczne Police SA                                 17,834      121,303       0.0%
*   Zespol Elektrowni Patnow Adamow Konin SA                     7,415       56,659       0.0%
                                                                       ------------       ---
TOTAL POLAND                                                            318,135,030       2.2%
                                                                       ------------       ---
RUSSIA -- (2.4%)
*   Etalon Group, Ltd. GDR                                     543,986    1,906,620       0.0%
    Eurasia Drilling Co., Ltd. GDR                             407,698   10,045,514       0.1%
    Gazprom OAO Sponsored ADR                               12,507,217   90,388,857       0.6%
    Globaltrans Investment P.L.C. GDR                          275,063    2,621,527       0.0%
*   Integra Group Holdings GDR                                   5,127       98,417       0.0%
    Lukoil OAO Sponsored ADR                                 1,314,573   69,592,735       0.5%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                             SHARES     VALUE++    OF NET ASSETS**
                                                            --------- ------------ ---------------
RUSSIA -- (Continued)
*   Magnitogorsk Iron & Steel Works GDR                       676,687 $  1,428,195       0.0%
*   Mail.ru Group, Ltd. GDR                                   113,602    3,094,134       0.0%
#*  Mechel Sponsored ADR                                      993,984    2,007,848       0.0%
    MegaFon OAO GDR                                            36,843      960,805       0.0%
    MMC Norilsk Nickel OJSC ADR                               853,310   15,427,134       0.1%
    Novolipetsk Steel OJSC GDR                                378,948    4,418,104       0.0%
    Novorossiysk Commercial Sea Port PJSC GDR                 140,000      698,600       0.0%
    O'Key Group SA GDR                                         71,285      629,315       0.0%
    Phosagro OAO GDR                                          125,554    1,463,265       0.0%
*   PIK Group GDR                                             693,099    1,596,822       0.0%
    Rosneft OAO GDR                                         3,498,683   21,996,552       0.2%
    Rostelecom OJSC Sponsored ADR                             139,327    1,814,806       0.0%
#   RusHydro JSC ADR                                        4,658,684    7,248,894       0.1%
    Sberbank of Russia Sponsored ADR                        4,255,587   35,849,359       0.3%
    Severstal OAO GDR                                       1,005,185    7,105,487       0.1%
    Tatneft OAO Sponsored ADR                                 895,322   30,795,961       0.2%
    TMK OAO GDR                                               120,705      960,924       0.0%
    Uralkali OJSC GDR                                         868,275   19,258,696       0.1%
    VimpelCom, Ltd. Sponsored ADR                           1,847,451   15,518,588       0.1%
    VTB Bank OJSC GDR(46630Q202)                                9,793       20,742       0.0%
    VTB Bank OJSC GDR(B1W7FX909)                            9,024,305   19,197,097       0.1%
*   X5 Retail Group NV GDR                                    371,548    6,549,064       0.1%
                                                                      ------------       ---
TOTAL RUSSIA                                                           372,694,062       2.6%
                                                                      ------------       ---
SOUTH AFRICA -- (7.4%)
#   Adcock Ingram Holdings, Ltd.                              649,823    3,765,289       0.0%
    Adcorp Holdings, Ltd.                                     199,235      605,928       0.0%
    Advtech, Ltd.                                           1,074,779      881,138       0.0%
    Aeci, Ltd.                                                809,288    9,039,114       0.1%
#   African Bank Investments, Ltd.                          4,779,215    5,667,251       0.0%
    African Oxygen, Ltd.                                      468,124      920,080       0.0%
    African Rainbow Minerals, Ltd.                            789,120   14,858,437       0.1%
    Allied Electronics Corp., Ltd.                            118,970      275,157       0.0%
*   Anglo American Platinum, Ltd.                             258,524   12,309,630       0.1%
*   AngloGold Ashanti, Ltd.                                     6,997      126,486       0.0%
*   AngloGold Ashanti, Ltd. Sponsored ADR                   1,134,722   20,538,468       0.2%
*   ArcelorMittal South Africa, Ltd.                          799,550    2,813,985       0.0%
    Argent Industrial, Ltd.                                   146,462       68,238       0.0%
    Aspen Pharmacare Holdings, Ltd.                           784,256   20,903,043       0.2%
#   Assore, Ltd.                                              107,237    4,150,639       0.0%
#   Astral Foods, Ltd.                                        220,301    2,000,504       0.0%
*   Aveng, Ltd.                                             2,635,769    5,663,234       0.0%
    AVI, Ltd.                                               2,021,401   11,153,477       0.1%
    Barclays Africa Group, Ltd.                             1,325,863   19,422,655       0.1%
    Barloworld, Ltd.                                        1,553,047   16,942,481       0.1%
    Basil Read Holdings, Ltd.                                 143,266      125,846       0.0%
    Bell Equipment, Ltd.                                      121,325      201,216       0.0%
#   Bidvest Group, Ltd.                                     1,371,437   37,656,689       0.3%
    Blue Label Telecoms, Ltd.                               1,408,438    1,220,501       0.0%
*   Brait SE                                                  718,715    3,872,893       0.0%
    Business Connexion Group, Ltd.                            425,980      228,836       0.0%
#   Capitec Bank Holdings, Ltd.                               239,705    5,187,801       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                            ---------- ----------- ---------------
SOUTH AFRICA -- (Continued)
#   Cashbuild, Ltd.                                            129,464 $ 1,548,260       0.0%
    Caxton and CTP Publishers and Printers, Ltd.               433,083     657,484       0.0%
    City Lodge Hotels, Ltd.                                    173,703   2,036,172       0.0%
    Clicks Group, Ltd.                                       1,303,548   7,948,213       0.1%
    Clover Industries, Ltd.                                     47,402      87,448       0.0%
*   Consolidated Infrastructure Group, Ltd.                     34,621      94,340       0.0%
    Coronation Fund Managers, Ltd.                             897,809   8,669,708       0.1%
    Datacentrix Holdings, Ltd.                                 127,775      51,062       0.0%
    DataTec, Ltd.                                            1,078,376   5,419,414       0.0%
    Discovery, Ltd.                                          1,165,065  10,114,630       0.1%
    Distell Group, Ltd.                                        111,747   1,328,283       0.0%
    Distribution and Warehousing Network, Ltd.                 162,578     157,619       0.0%
    DRDGOLD, Ltd.                                            2,032,518     647,216       0.0%
#   DRDGOLD, Ltd. Sponsored ADR                                  4,569      14,712       0.0%
    EOH Holdings, Ltd.                                         629,340   5,030,723       0.0%
    Eqstra Holdings, Ltd.                                      579,633     402,411       0.0%
*   Evraz Highveld Steel and Vanadium, Ltd.                     35,483      30,827       0.0%
#   Exxaro Resources, Ltd.                                     585,725   7,994,587       0.1%
#   Famous Brands, Ltd.                                        265,298   2,661,193       0.0%
    FirstRand, Ltd.                                         10,566,034  38,876,557       0.3%
#   Foschini Group, Ltd. (The)                               1,190,595  12,304,787       0.1%
    Gold Fields, Ltd.                                          328,261   1,393,242       0.0%
    Gold Fields, Ltd. Sponsored ADR                          3,451,833  14,601,254       0.1%
    Grand Parade Investments, Ltd.                             171,928      88,275       0.0%
    Grindrod, Ltd.                                           2,848,468   6,745,302       0.1%
    Group Five, Ltd.                                           627,728   2,582,034       0.0%
*   Harmony Gold Mining Co., Ltd.                              359,784   1,182,421       0.0%
*   Harmony Gold Mining Co., Ltd. Sponsored ADR              1,785,275   5,873,555       0.0%
    Holdsport, Ltd.                                             48,566     180,794       0.0%
    Hudaco Industries, Ltd.                                    182,242   1,816,729       0.0%
*   Hulamin, Ltd.                                              413,688     287,185       0.0%
    Iliad Africa, Ltd.                                         329,671     200,839       0.0%
    Illovo Sugar, Ltd.                                       1,217,611   3,357,621       0.0%
    Impala Platinum Holdings, Ltd.                           2,244,994  25,308,452       0.2%
    Imperial Holdings, Ltd.                                  1,115,505  20,804,847       0.2%
    Investec, Ltd.                                           1,475,056  12,982,592       0.1%
    Invicta Holdings, Ltd.                                      21,069     240,232       0.0%
#   JD Group, Ltd.                                             864,254   2,258,233       0.0%
    JSE, Ltd.                                                  554,740   5,089,438       0.0%
    KAP Industrial Holdings, Ltd.                              308,543     120,252       0.0%
#   Kumba Iron Ore, Ltd.                                       172,140   6,130,725       0.1%
#   Lewis Group, Ltd.                                          786,076   4,666,290       0.0%
    Liberty Holdings, Ltd.                                     619,492   7,430,870       0.1%
    Life Healthcare Group Holdings, Ltd.                     3,464,617  13,777,206       0.1%
    Massmart Holdings, Ltd.                                    321,225   4,257,660       0.0%
    Mediclinic International, Ltd.                           1,610,820  11,267,419       0.1%
*   Merafe Resources, Ltd.                                   4,368,802     461,042       0.0%
    Metair Investments, Ltd.                                   850,638   3,438,284       0.0%
    Metrofile Holdings, Ltd.                                       877         426       0.0%
    MMI Holdings, Ltd.                                       7,092,232  17,831,072       0.1%
    Mondi, Ltd.                                                618,326  10,296,121       0.1%
    Mpact, Ltd.                                                554,480   1,466,239       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                             SHARES     VALUE++   OF NET ASSETS**
                                                            --------- ----------- ---------------
SOUTH AFRICA -- (Continued)
    Mr Price Group, Ltd.                                      884,605 $13,329,281       0.1%
    MTN Group, Ltd.                                         4,151,165  83,279,867       0.6%
*   Murray & Roberts Holdings, Ltd.                         2,496,379   5,845,598       0.0%
    Nampak, Ltd.                                            3,364,169  12,550,572       0.1%
    Naspers, Ltd. Class N                                     654,201  61,821,507       0.4%
#   Nedbank Group, Ltd.                                     1,247,813  26,749,242       0.2%
    Netcare, Ltd.                                           4,805,613  11,657,631       0.1%
*   Northam Platinum, Ltd.                                  1,626,976   6,350,859       0.1%
    Nu-World Holdings, Ltd.                                    23,372      43,321       0.0%
    Oceana Group, Ltd.                                        131,642   1,127,817       0.0%
    Octodec Investments, Ltd.                                   5,586      10,761       0.0%
    Omnia Holdings, Ltd.                                      442,039   9,503,496       0.1%
    Peregrine Holdings, Ltd.                                  541,562     994,064       0.0%
    Petmin, Ltd.                                              187,477      48,422       0.0%
#   Pick n Pay Stores, Ltd.                                   902,921   5,159,217       0.0%
#   Pinnacle Holdings, Ltd.                                   875,378   1,087,854       0.0%
    Pioneer Foods, Ltd.                                       416,559   3,721,489       0.0%
    PPC, Ltd.                                               2,457,535   7,150,248       0.1%
#   PSG Group, Ltd.                                           588,584   5,829,666       0.0%
    Raubex Group, Ltd.                                        298,938     617,936       0.0%
*   RCL Foods, Ltd.                                           144,968     212,212       0.0%
    Resilient Property Income Fund, Ltd.                      757,638   4,150,221       0.0%
    Reunert, Ltd.                                             863,272   5,673,019       0.0%
*   Royal Bafokeng Platinum, Ltd.                              72,485     468,555       0.0%
    Sanlam, Ltd.                                            8,139,212  43,602,905       0.3%
    Santam, Ltd.                                              125,139   2,526,607       0.0%
*   Sappi, Ltd.                                             3,533,725  11,201,658       0.1%
*   Sappi, Ltd. Sponsored ADR                                 399,244   1,253,626       0.0%
    Sasol, Ltd.                                               919,023  51,506,006       0.4%
    Sasol, Ltd. Sponsored ADR                                 947,919  52,524,192       0.4%
    Shoprite Holdings, Ltd.                                 1,205,214  20,161,765       0.1%
    Sibanye Gold, Ltd.                                      1,144,361   2,955,921       0.0%
#   Sibanye Gold, Ltd. Sponsored ADR                          833,392   8,608,939       0.1%
    Spar Group, Ltd. (The)                                    763,791   8,974,022       0.1%
    Spur Corp., Ltd.                                          424,853   1,211,779       0.0%
    Standard Bank Group, Ltd.                               4,181,964  54,946,605       0.4%
*   Stefanutti Stocks Holdings, Ltd.                          186,764     154,316       0.0%
    Steinhoff International Holdings, Ltd.                  8,312,234  43,193,202       0.3%
    Sun International, Ltd.                                   553,227   5,468,303       0.0%
*   Super Group, Ltd.                                       2,381,661   6,417,198       0.1%
*   Telkom SA SOC, Ltd.                                     1,520,940   5,442,101       0.0%
*   Telkom SA SOC, Ltd. Sponsored ADR                          24,334     346,881       0.0%
    Tiger Brands, Ltd.                                        477,646  12,778,001       0.1%
    Times Media Group, Ltd.                                    74,593     149,696       0.0%
    Tongaat Hulett, Ltd.                                      551,239   6,553,728       0.1%
    Trencor, Ltd.                                             534,087   3,785,233       0.0%
    Truworths International, Ltd.                           1,547,054  12,429,472       0.1%
    Tsogo Sun Holdings, Ltd.                                  767,963   2,007,603       0.0%
    Value Group, Ltd.                                          95,008      48,335       0.0%
#   Vodacom Group, Ltd.                                       682,239   8,141,944       0.1%
*   Wesizwe Platinum, Ltd.                                     19,767       1,970       0.0%
    Wilson Bayly Holmes-Ovcon, Ltd.                           382,913   4,951,713       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                       PERCENTAGE
                                                             SHARES      VALUE++     OF NET ASSETS**
                                                            --------- -------------- ---------------
SOUTH AFRICA -- (Continued)
    Woolworths Holdings, Ltd.                               1,678,777 $   11,425,278       0.1%
    Zeder Investments, Ltd.                                   634,864        264,350       0.0%
                                                                      --------------       ---
TOTAL SOUTH AFRICA                                                     1,143,227,517       8.0%
                                                                      --------------       ---
SOUTH KOREA -- (13.8%)
#*  3S Korea Co., Ltd.                                        112,580        609,817       0.0%
    Able C&C Co., Ltd.                                         30,691        881,265       0.0%
#*  Actoz Soft Co., Ltd.                                       17,373        570,127       0.0%
#*  Advanced Nano Products Co., Ltd.                           12,475        263,445       0.0%
#*  Advanced Process Systems Corp.                             76,585        646,634       0.0%
    Aekyung Petrochemical Co., Ltd.                             5,521        365,635       0.0%
#   AfreecaTV Co., Ltd.                                        39,980        945,354       0.0%
#   Agabang&Company                                           150,357        788,363       0.0%
#   Ahnlab, Inc.                                               24,000      1,234,041       0.0%
#*  AJ Rent A Car Co., Ltd.                                    40,000        642,499       0.0%
#   AK Holdings, Inc.                                          11,739        606,446       0.0%
#*  Aminologics Co., Ltd.                                     190,514        275,190       0.0%
    Amorepacific Corp.                                          7,202      9,313,089       0.1%
#   AMOREPACIFIC Group                                         10,804      5,589,544       0.1%
#*  Amotech Co., Ltd.                                          34,211        455,783       0.0%
#   Anapass, Inc.                                              40,786        454,920       0.0%
#   Asia Cement Co., Ltd.                                       8,165        871,663       0.0%
#   ASIA Holdings Co., Ltd,                                     4,741        666,237       0.0%
    Asia Paper Manufacturing Co., Ltd.                         26,380        489,300       0.0%
*   Asiana Airlines, Inc.                                     488,540      2,330,862       0.0%
    AtlasBX Co., Ltd.                                          35,829      1,456,410       0.0%
*   AUK Corp.                                                 178,670        393,252       0.0%
#   Autech Corp.                                               47,374        337,973       0.0%
#*  Avaco Co., Ltd.                                            40,816        197,391       0.0%
#   Baiksan Co., Ltd.                                          58,010        289,251       0.0%
#   Basic House Co., Ltd. (The)                                33,820        769,202       0.0%
#*  BH Co., Ltd.                                               44,121        427,914       0.0%
#   BHI Co., Ltd.                                              23,864        406,287       0.0%
#*  BI EMT Co., Ltd.                                           26,767         65,232       0.0%
    Binggrae Co., Ltd.                                         18,616      1,695,610       0.0%
#   Bioland, Ltd.                                              36,801        530,179       0.0%
#   Biospace Co., Ltd.                                         33,151        348,091       0.0%
#   Bluecom Co., Ltd.                                          42,806        662,738       0.0%
    Bookook Securities Co., Ltd.                                5,240         62,480       0.0%
#*  Boryung Medience Co., Ltd.                                 18,941        114,324       0.0%
    Boryung Pharmaceutical Co., Ltd.                           20,761        774,150       0.0%
#*  Bosung Power Technology Co., Ltd.                         115,748        209,054       0.0%
#   BS Financial Group, Inc.                                  815,220     12,481,833       0.1%
    Bukwang Pharmaceutical Co., Ltd.                           58,230        821,436       0.0%
    BYC Co., Ltd.                                                 190         43,048       0.0%
#   Byucksan Corp.                                            159,230        481,865       0.0%
#   CammSys Corp.                                             189,095        533,023       0.0%
#*  Capro Corp.                                               143,180        645,305       0.0%
#*  Celltrion Pharm, Inc.                                      64,970        756,060       0.0%
#*  Celltrion, Inc.                                           141,552      6,600,715       0.1%
#*  Chabio & Diostech Co., Ltd.                               107,511      1,685,549       0.0%
#*  Charm Engineering Co., Ltd.                                77,090        152,298       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                  PERCENTAGE
                                                            SHARES    VALUE++   OF NET ASSETS**
                                                            ------- ----------- ---------------
SOUTH KOREA -- (Continued)
    Cheil Industries, Inc.                                  190,931 $12,192,572       0.1%
*   Cheil Worldwide, Inc.                                   203,210   4,946,236       0.1%
#   Chemtronics Co., Ltd.                                    33,031     508,254       0.0%
#*  Chin Hung International, Inc.                           165,478     241,291       0.0%
#*  China Great Star International, Ltd.                    309,997     943,035       0.0%
#*  China Ocean Resources Co., Ltd.                         398,790     919,808       0.0%
*   Choa Pharmaceutical Co.                                  69,616     268,189       0.0%
#   Chokwang Paint, Ltd.                                     24,620     231,528       0.0%
    Chong Kun Dang Pharmaceutical Corp.                      28,395   2,021,056       0.0%
    Chongkundang Holdings Corp.                              14,747     712,069       0.0%
#   Choong Ang Vaccine Laboratory                             5,456      61,173       0.0%
    Chosun Refractories Co., Ltd.                             2,127     195,700       0.0%
#   CJ CGV Co., Ltd.                                         36,415   1,697,758       0.0%
#   CJ CheilJedang Corp.                                     30,386   9,123,148       0.1%
    CJ Corp.                                                 68,500   8,296,219       0.1%
*   CJ E&M Corp.                                             95,548   4,665,442       0.1%
*   CJ Freshway Corp.                                         1,140      31,177       0.0%
#*  CJ Korea Express Co., Ltd.                               34,696   3,666,871       0.0%
    CJ O Shopping Co., Ltd.                                   7,821   2,764,827       0.0%
#*  CJ Seafood Corp.                                         46,990     115,362       0.0%
#   CKD Bio Corp.                                            24,780     356,513       0.0%
#*  CNK International Co., Ltd.                             137,923     315,312       0.0%
#*  Com2uSCorp                                               24,633     903,279       0.0%
    Cosmax BTI, Inc.                                         10,197     417,389       0.0%
*   Cosmax, Inc.                                             19,982   1,343,972       0.0%
#*  CosmoAM&T Co., Ltd.                                      40,310     244,415       0.0%
#*  Cosmochemical Co., Ltd.                                  51,850     354,746       0.0%
    Coway Co., Ltd.                                         124,555   9,845,016       0.1%
#   Credu Corp.                                               7,828     359,752       0.0%
#   Crown Confectionery Co., Ltd.                             2,637     754,831       0.0%
#*  CrucialTec Co., Ltd.                                      7,970      89,294       0.0%
#*  CTC BIO, Inc.                                            52,846     923,588       0.0%
#*  CUROCOM Co., Ltd.                                       171,694     164,825       0.0%
#*  D.I Corp.                                                76,680     849,136       0.0%
#*  D.ID Corp.                                               42,436     143,454       0.0%
    Dae Dong Industrial Co., Ltd.                            66,910     601,775       0.0%
    Dae Han Flour Mills Co., Ltd.                             5,109     732,342       0.0%
#   Dae Hyun Co., Ltd.                                      132,460     306,965       0.0%
    Dae Won Kang Up Co., Ltd.                               106,380     680,339       0.0%
*   Dae Young Packaging Co., Ltd.                           350,890     266,943       0.0%
#   Dae-Il Corp.                                             67,870     295,610       0.0%
#*  Daea TI Co., Ltd.                                       226,336     386,343       0.0%
#*  Daechang Co., Ltd.                                      301,520     276,514       0.0%
#   Daeduck Electronics Co.                                 200,830   1,483,397       0.0%
    Daeduck GDS Co., Ltd.                                   114,600   1,898,459       0.0%
    Daegu Department Store                                   42,350     961,454       0.0%
#*  Daehan New Pharm Co., Ltd.                               47,112     327,423       0.0%
#   Daehan Steel Co., Ltd.                                   70,830     473,973       0.0%
#   Daehwa Pharmaceutical Co., Ltd.                          37,069     248,521       0.0%
    Daekyo Co., Ltd.                                         76,070     490,172       0.0%
#*  Daekyung Machinery & Engineering Co., Ltd.              184,410     361,963       0.0%
#   Daelim Industrial Co., Ltd.                             137,711  11,236,931       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                  PERCENTAGE
                                                            SHARES    VALUE++   OF NET ASSETS**
                                                            ------- ----------- ---------------
SOUTH KOREA -- (Continued)
    Daelim Trading Co., Ltd.                                  3,405 $    13,501       0.0%
    Daesang Corp.                                            84,727   3,351,613       0.0%
    Daesang Holdings Co., Ltd.                               75,680     934,343       0.0%
    Daesung Holdings Co., Ltd.                               19,560     199,236       0.0%
*   Daesung Industrial Co., Ltd.                              2,450      11,301       0.0%
#   Daewon Pharmaceutical Co., Ltd.                          89,658   1,070,003       0.0%
#   Daewon San Up Co., Ltd.                                  25,953     233,571       0.0%
#*  Daewoo Engineering & Construction Co., Ltd.             467,145   3,875,285       0.0%
    Daewoo International Corp.                              132,397   4,643,798       0.1%
#*  Daewoo Securities Co., Ltd.                             818,317   6,723,387       0.1%
#   Daewoo Shipbuilding & Marine Engineering Co., Ltd.      429,780  12,473,403       0.1%
    Daewoong Co., Ltd.                                        6,323     239,109       0.0%
    Daewoong Pharmaceutical Co., Ltd.                        20,111   1,365,294       0.0%
*   Dahaam E-Tec Co., Ltd.                                    1,420       4,638       0.0%
    Daishin Securities Co., Ltd.                            230,690   2,087,547       0.0%
#*  Danal Co., Ltd.                                          53,742     527,529       0.0%
    Daou Data Corp.                                          73,862     400,421       0.0%
    Daou Technology, Inc.                                   149,630   2,092,528       0.0%
#*  Dasan Networks, Inc.                                     77,142     462,979       0.0%
#   Daum Communications Corp.                                36,124   2,622,035       0.0%
#   Dawonsys Co., Ltd.                                       13,367     109,866       0.0%
#   Dayou Automotive Seat Technology Co., Ltd.              230,815     354,920       0.0%
#   DCM Corp.                                                16,370     178,250       0.0%
#*  Deutsch Motors, Inc.                                     28,027     129,107       0.0%
    DGB Financial Group, Inc.                               803,117  12,183,787       0.1%
    Digital Chosun Co., Ltd.                                 20,134      39,206       0.0%
#   Digital Power Communications Co., Ltd.                   30,360      96,631       0.0%
#*  Digitech Systems Co., Ltd.                               69,781     143,168       0.0%
*   DIO Corp.                                                44,232     350,944       0.0%
    Dong Ah Tire & Rubber Co., Ltd.                          14,820     275,283       0.0%
#*  Dong Yang Gang Chul Co., Ltd.                           138,330     308,079       0.0%
    Dong-A Socio Holdings Co., Ltd.                          14,565   1,833,890       0.0%
#   Dong-Ah Geological Engineering Co., Ltd.                 30,030     246,444       0.0%
    Dong-Il Corp.                                             5,244     381,320       0.0%
#   Dongaone Co., Ltd.                                      119,520     329,565       0.0%
    Dongbang Agro Co.                                         4,840      29,622       0.0%
#   Dongbang Transport Logistics Co., Ltd.                   78,710     180,529       0.0%
*   Dongbu CNI Co., Ltd.                                     15,260      64,713       0.0%
#*  Dongbu Corp.                                             35,650      88,174       0.0%
#*  Dongbu HiTek Co., Ltd.                                  148,568   1,002,805       0.0%
#   Dongbu Insurance Co., Ltd.                              171,675   9,488,265       0.1%
    Dongbu Securities Co., Ltd.                             129,061     463,151       0.0%
#*  Dongbu Steel Co., Ltd.                                  152,615     459,828       0.0%
    Dongil Industries Co., Ltd.                               4,838     242,225       0.0%
#   Dongjin Semichem Co., Ltd.                              117,446     442,097       0.0%
#*  Dongkook Industrial Co., Ltd.                            99,200     308,118       0.0%
    DongKook Pharmaceutical Co., Ltd.                        13,811     453,590       0.0%
    Dongkuk Industries Co., Ltd.                              3,287      11,112       0.0%
#   Dongkuk Steel Mill Co., Ltd.                            231,200   2,224,004       0.0%
#   DONGKUK STRUCTURES & CONSTRUCTION Co., Ltd.             132,251     714,836       0.0%
    Dongsuh Co., Inc.                                        10,008     153,427       0.0%
#   Dongsung Chemical Co., Ltd.                               7,530     131,900       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                  PERCENTAGE
                                                            SHARES    VALUE++   OF NET ASSETS**
                                                            ------- ----------- ---------------
SOUTH KOREA -- (Continued)
#   Dongsung Holdings Co., Ltd.                             100,540 $   568,495       0.0%
#   Dongsung Pharmaceutical Co., Ltd.                        81,900     323,476       0.0%
#   Dongwha Pharm Co., Ltd.                                 110,465     643,187       0.0%
    Dongwon F&B Co., Ltd.                                     7,804   1,522,907       0.0%
#   Dongwon Industries Co., Ltd.                              4,992   1,568,251       0.0%
*   Dongwon Systems Corp.                                    15,467     145,028       0.0%
    Dongyang E&P, Inc.                                       25,157     486,735       0.0%
    Dongyang Mechatronics Corp.                             132,229   1,275,612       0.0%
    Doosan Corp.                                             33,575   4,327,729       0.0%
#*  Doosan Engine Co., Ltd.                                 147,980   1,244,940       0.0%
#*  Doosan Engineering & Construction Co., Ltd.              14,950     216,905       0.0%
#   Doosan Heavy Industries & Construction Co., Ltd.        239,421   8,092,716       0.1%
#*  Doosan Infracore Co., Ltd.                              446,190   5,395,381       0.1%
#*  Dragonfly GF Co., Ltd.                                   25,290     145,684       0.0%
    DRB Holding Co., Ltd.                                    55,899     586,616       0.0%
#*  Duksan Hi-Metal Co., Ltd.                                52,962     984,630       0.0%
#   DuzonBIzon Co., Ltd.                                     77,900     922,145       0.0%
#   e-LITECOM Co., Ltd.                                      36,060     655,881       0.0%
#   E-Mart Co., Ltd.                                         70,199  16,052,137       0.1%
#   E1 Corp.                                                 11,980     814,805       0.0%
#   Eagon Industries Co., Ltd.                               32,830     563,854       0.0%
#   Easy Bio, Inc.                                          172,451     949,161       0.0%
#*  Ecopro Co., Ltd.                                         57,703     430,407       0.0%
#   EG Corp.                                                 23,854     551,869       0.0%
#*  ELK Corp.                                                82,135     516,763       0.0%
#*  EMKOREA Co., Ltd.                                        48,875     320,814       0.0%
#   ENF Technology Co., Ltd.                                 44,485     396,158       0.0%
    Eo Technics Co., Ltd.                                    29,520   1,975,945       0.0%
#   Estechpharma Co., Ltd.                                   37,738     348,116       0.0%
*   ESTsoft Corp.                                             4,962      78,911       0.0%
    Eugene Corp.                                            205,843     761,573       0.0%
*   Eugene Investment & Securities Co., Ltd.                248,935     633,387       0.0%
#   Eugene Technology Co., Ltd.                              52,078   1,126,788       0.0%
    EVERDIGM Corp.                                            9,264      72,748       0.0%
#*  Farmsco                                                   2,780      35,053       0.0%
#   Fila Korea, Ltd.                                         39,090   3,403,715       0.0%
#*  Fine Technix Co., Ltd.                                   22,817      52,095       0.0%
#*  Finetex EnE, Inc.                                       100,221     240,219       0.0%
#   Firstec Co., Ltd.                                       166,326     368,945       0.0%
#*  Flexcom, Inc.                                            53,405     583,385       0.0%
#*  Foosung Co., Ltd.                                       170,523     558,843       0.0%
    Fursys, Inc.                                             10,916     303,515       0.0%
#*  Gamevil, Inc.                                            18,924   1,284,192       0.0%
#   Gaon Cable Co., Ltd.                                     15,162     448,061       0.0%
#*  GemVax & Kael Co., Ltd.                                  74,940   1,392,497       0.0%
#*  GeneOneLifeScience, Inc.                                104,335      98,839       0.0%
#*  Genexine Co., Ltd.                                        2,719      87,575       0.0%
#*  Genic Co., Ltd.                                          17,757     319,554       0.0%
    GIIR, Inc.                                               16,730     130,234       0.0%
    Global & Yuasa Battery Co., Ltd.                         27,503   1,320,702       0.0%
#*  GNCO Co., Ltd.                                          213,311     273,175       0.0%
#   Golfzon Co., Ltd.                                        46,941     856,139       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                             SHARES     VALUE++   OF NET ASSETS**
                                                            --------- ----------- ---------------
SOUTH KOREA -- (Continued)
#   Grand Korea Leisure Co., Ltd.                              87,970 $ 3,678,656       0.0%
*   Green Cross Cell Corp.                                      4,163     135,800       0.0%
    Green Cross Corp.                                          18,105   2,237,617       0.0%
    Green Cross Holdings Corp.                                114,530   1,576,993       0.0%
*   Green Non-Life Insurance Co., Ltd.                         14,915          --       0.0%
#*  GS Engineering & Construction Corp.                       222,508   7,850,582       0.1%
#   GS Global Corp.                                            67,671     631,705       0.0%
#   GS Holdings                                               256,119  11,951,544       0.1%
    GS Home Shopping, Inc.                                      6,605   1,494,062       0.0%
#   GS retail Co., Ltd.                                        89,870   2,502,997       0.0%
    Gwangju Shinsegae Co., Ltd.                                 2,914     671,021       0.0%
#   Haesung Industrial Co., Ltd.                               11,094     641,919       0.0%
#*  Halla Corp.                                                89,074     624,760       0.0%
#   Halla Visteon Climate Control Corp.                       103,750   4,341,172       0.0%
    Han Kuk Carbon Co., Ltd.                                  138,400     992,579       0.0%
    Hana Financial Group, Inc.                              1,140,149  40,231,352       0.3%
#*  Hana Micron, Inc.                                          36,178     211,641       0.0%
    Hana Tour Service, Inc.                                    17,294   1,109,689       0.0%
#*  Hanall Biopharma Co., Ltd.                                 68,750     284,789       0.0%
    Handok Pharmaceuticals Co., Ltd.                            6,692     142,087       0.0%
#   Handsome Co., Ltd.                                         76,274   1,931,129       0.0%
    Hanil Cement Co., Ltd.                                     18,961   2,189,406       0.0%
#   Hanil E-Hwa Co., Ltd.                                     101,330   2,073,259       0.0%
#*  Hanjin Heavy Industries & Construction Co., Ltd.          280,705   3,315,675       0.0%
#   Hanjin Heavy Industries & Construction Holdings Co.,
      Ltd.                                                     69,315     705,108       0.0%
*   Hanjin Kal Corp.                                           60,075   1,289,817       0.0%
#*  Hanjin P&C Co., Ltd.                                      106,545     113,190       0.0%
#*  Hanjin Shipping Co., Ltd.                                 489,234   2,868,334       0.0%
*   Hanjin Shipping Holdings Co., Ltd.                         69,934     454,335       0.0%
#   Hanjin Transportation Co., Ltd.                            47,740   1,173,786       0.0%
    Hankook Shell Oil Co., Ltd.                                 2,640   1,196,699       0.0%
    Hankook Tire Co., Ltd.                                    141,074   8,184,803       0.1%
#   Hankook Tire Worldwide Co., Ltd.                           32,246     654,092       0.0%
*   Hankuk Glass Industries, Inc.                               3,770      73,967       0.0%
    Hankuk Paper Manufacturing Co., Ltd.                       15,900     391,874       0.0%
#*  Hanmi Pharm Co., Ltd.                                      25,588   2,888,221       0.0%
#*  Hanmi Science Co., Ltd.                                    76,857   1,108,478       0.0%
#   Hanmi Semiconductor Co., Ltd.                              48,770     704,988       0.0%
    Hansae Co., Ltd.                                           36,829     765,866       0.0%
    Hansae Yes24 Holdings Co., Ltd.                            66,247     449,668       0.0%
#   Hanshin Construction                                        1,850      26,573       0.0%
#   Hansol Chemical Co., Ltd.                                  47,490   1,366,344       0.0%
#   Hansol CSN Co., Ltd.                                      176,540     503,839       0.0%
#*  Hansol HomeDeco Co., Ltd.                                 315,632     717,053       0.0%
    Hansol Paper Co.                                          217,520   2,395,807       0.0%
#*  Hansol Technics Co., Ltd.                                  65,284   1,390,338       0.0%
    Hanssem Co., Ltd.                                          31,400   2,569,042       0.0%
#   Hanwha Chemical Corp.                                     418,242   7,411,936       0.1%
    Hanwha Corp.                                              223,492   6,514,567       0.1%
#*  Hanwha General Insurance Co., Ltd.                        174,761     863,390       0.0%
*   Hanwha Investment & Securities Co., Ltd.                  303,421   1,097,734       0.0%
#   Hanwha Life Insurance Co., Ltd.                           805,240   5,248,342       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                  PERCENTAGE
                                                            SHARES    VALUE++   OF NET ASSETS**
                                                            ------- ----------- ---------------
SOUTH KOREA -- (Continued)
    Hanwha Timeworld Co., Ltd.                                8,040 $   249,642       0.0%
    Hanyang Eng Co., Ltd.                                    55,253     369,937       0.0%
    Hanyang Securities Co., Ltd.                             18,020     120,025       0.0%
#*  Harim Holdings Co., Ltd.                                108,859     548,969       0.0%
#   Heung-A Shipping Co., Ltd.                              491,863     651,650       0.0%
*   Heungkuk Fire & Marine Insurance Co., Ltd.               24,279      97,007       0.0%
#   High Tech Pharm Co., Ltd.                                22,952     324,060       0.0%
#   Hite Jinro Co., Ltd.                                    174,665   4,235,084       0.0%
    Hitejinro Holdings Co., Ltd.                             41,954     531,120       0.0%
#   HMC Investment Securities Co., Ltd.                      84,600     894,394       0.0%
#*  HNK Machine Tool Co., Ltd.                               18,022     176,434       0.0%
#   Hotel Shilla Co., Ltd.                                   94,889   7,990,730       0.1%
    HS R&A Co., Ltd.                                         11,450     276,323       0.0%
    Huchems Fine Chemical Corp.                              77,115   1,628,001       0.0%
    Humax Co., Ltd.                                          79,355     962,187       0.0%
    Huons Co., Ltd.                                          24,280   1,074,314       0.0%
    Husteel Co., Ltd.                                        21,660     426,304       0.0%
#   Huvis Corp.                                              71,070     792,858       0.0%
#   Huvitz Co., Ltd.                                         27,945     337,975       0.0%
#   Hwa Shin Co., Ltd.                                       90,040   1,056,561       0.0%
    Hwacheon Machine Tool Co., Ltd.                           4,514     232,592       0.0%
    HwaSung Industrial Co., Ltd.                              4,470      43,572       0.0%
    Hy-Lok Corp.                                             38,506   1,122,130       0.0%
    Hyosung Corp.                                           140,088  10,008,326       0.1%
#*  Hyundai BNG Steel Co., Ltd.                              51,350   1,078,635       0.0%
#   Hyundai Corp.                                            53,610   1,637,152       0.0%
    Hyundai Department Store Co., Ltd.                       62,015   7,996,984       0.1%
#   Hyundai Development Co.                                 338,019   9,691,186       0.1%
#*  Hyundai Elevator Co., Ltd.                               41,013   1,587,613       0.0%
    Hyundai Engineering & Construction Co., Ltd.            239,490  12,965,947       0.1%
#   Hyundai Engineering Plastics Co., Ltd.                   88,540     636,162       0.0%
#   Hyundai Glovis Co., Ltd.                                 20,093   4,739,408       0.1%
#   Hyundai Greenfood Co., Ltd.                             215,940   3,631,214       0.0%
    Hyundai Heavy Industries Co., Ltd.                      101,252  19,036,803       0.2%
    Hyundai Home Shopping Network Corp.                      17,726   2,662,118       0.0%
    Hyundai Hy Communications & Networks Co., Ltd.          164,030     820,908       0.0%
    Hyundai Livart Co., Ltd.                                 54,210     930,409       0.0%
    Hyundai Marine & Fire Insurance Co., Ltd.               252,920   7,420,541       0.1%
#*  Hyundai Merchant Marine Co., Ltd.                       126,713   1,274,215       0.0%
#   Hyundai Mipo Dockyard                                    25,099   3,426,627       0.0%
    Hyundai Mobis                                           153,167  43,757,279       0.3%
#   Hyundai Motor Co.                                       364,834  81,345,741       0.6%
#*  Hyundai Securities Co., Ltd.                            662,773   4,468,453       0.0%
#   Hyundai Steel Co.                                       288,254  18,887,647       0.1%
#   Hyundai Wia Corp.                                        44,990   7,417,978       0.1%
#*  Hyunjin Materials Co., Ltd.                              70,175     385,093       0.0%
#   HyVision System, Inc.                                    43,478     420,477       0.0%
#*  ICD Co., Ltd.                                            49,851     554,075       0.0%
#*  IHQ, Inc.                                               100,930     286,200       0.0%
#   Il Dong Pharmaceutical Co., Ltd.                         47,700     618,065       0.0%
#   Iljin Electric Co., Ltd.                                 91,124     742,992       0.0%
#   Iljin Holdings Co., Ltd.                                 79,100     480,119       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                  PERCENTAGE
                                                            SHARES    VALUE++   OF NET ASSETS**
                                                            ------- ----------- ---------------
SOUTH KOREA -- (Continued)
#*  Iljin Materials Co., Ltd.                                60,430 $   652,797       0.0%
    Ilshin Spinning Co., Ltd.                                 6,733     877,589       0.0%
#   Ilsung Pharmaceuticals Co., Ltd.                          3,008     226,299       0.0%
    Ilyang Pharmaceutical Co., Ltd.                          25,922     631,800       0.0%
#*  IM Co., Ltd.                                             67,915     268,566       0.0%
    iMarketKorea, Inc.                                       56,730   1,717,318       0.0%
#   iMBC Co., Ltd.                                           28,170     151,122       0.0%
#   Industrial Bank of Korea                                742,530   9,145,949       0.1%
#*  Infinitt Healthcare Co., Ltd.                            39,177     300,786       0.0%
#*  Infopia Co., Ltd.                                        36,965     489,318       0.0%
#*  Infraware, Inc.                                          63,944     562,037       0.0%
#*  InkTec Co., Ltd.                                         25,285     505,741       0.0%
#   Innochips Technology, Inc.                               22,086     291,245       0.0%
*   InnoWireless, Inc.                                       22,924     299,743       0.0%
#*  Innox Corp.                                              37,014     833,089       0.0%
#*  Insun ENT Co., Ltd.                                      38,325     143,011       0.0%
    Intelligent Digital Integrated Securities Co., Ltd.      14,224     262,354       0.0%
#*  Interflex Co., Ltd.                                      48,548   1,012,944       0.0%
    Intergis Co., Ltd.                                        6,800      57,204       0.0%
#   Interojo Co., Ltd.                                       11,512     230,213       0.0%
#   Interpark Corp.                                         141,004   1,582,659       0.0%
    INTOPS Co., Ltd.                                         34,036     798,581       0.0%
    Inzi Controls Co., Ltd.                                  44,490     246,773       0.0%
    INZI Display Co., Ltd.                                  124,958     224,249       0.0%
#*  IS Dongseo Co., Ltd.                                     49,570   1,123,550       0.0%
#   ISU Chemical Co., Ltd.                                   60,870     824,904       0.0%
#   IsuPetasys Co., Ltd.                                    173,190     960,567       0.0%
#   Jahwa Electronics Co., Ltd.                              60,390   1,082,472       0.0%
    JB Financial Group Co., Ltd.                            394,761   2,911,613       0.0%
*   Jcontentree Corp.                                        83,433     322,165       0.0%
    Jeil Pharmaceutical Co.                                  32,320     586,424       0.0%
*   Jeil Savings Bank                                         3,200          --       0.0%
#*  Jeju Semiconductor Corp.                                 13,133      47,881       0.0%
#   Jinsung T.E.C.                                           44,792     298,969       0.0%
    JNK Heaters Co., Ltd.                                     4,807      34,790       0.0%
#*  JoyCity Corp.                                             6,790     169,229       0.0%
*   Joymax Co., Ltd.                                         15,619     530,274       0.0%
#*  Jusung Engineering Co., Ltd.                            101,143     524,592       0.0%
*   JVM Co., Ltd.                                            15,006     791,937       0.0%
    JW Holdings Co., Ltd.                                   173,453     493,763       0.0%
#   JW Pharmaceutical Corp.                                  52,900     895,070       0.0%
*   JYP Entertainment Corp.                                  32,757     163,991       0.0%
    Kangwon Land, Inc.                                      166,590   4,818,612       0.1%
#   KB Capital Co., Ltd.                                     56,966   1,133,737       0.0%
    KB Financial Group, Inc.                                527,260  18,036,928       0.1%
    KB Financial Group, Inc. ADR                            464,299  15,939,385       0.1%
#   KC Cottrell Co., Ltd.                                    23,085     191,762       0.0%
#   KC Green Holdings Co., Ltd.                              63,780     498,575       0.0%
#   KC Tech Co., Ltd.                                       107,916     827,346       0.0%
    KCC Corp.                                                19,339   9,643,886       0.1%
*   KCC Engineering & Construction Co., Ltd.                    228       4,177       0.0%
    KCO Energy, Inc.                                             70          --       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                  PERCENTAGE
                                                            SHARES    VALUE++   OF NET ASSETS**
                                                            ------- ----------- ---------------
SOUTH KOREA -- (Continued)
#   KCP Co., Ltd.                                            39,473 $   471,912       0.0%
#*  Keangnam Enterprises, Ltd.                               40,855     134,096       0.0%
#*  KEC Corp.                                               359,677     292,828       0.0%
#   KEPCO Engineering & Construction Co., Inc.               29,007   1,729,562       0.0%
    KEPCO Plant Service & Engineering Co., Ltd.              29,820   1,937,476       0.0%
#   Keyang Electric Machinery Co., Ltd.                     105,070     405,523       0.0%
    KG Chemical Corp.                                        29,760     559,661       0.0%
#   Kginicis Co., Ltd.                                       39,046     597,277       0.0%
#   KGMobilians Co., Ltd.                                    43,631     676,230       0.0%
#   KH Vatec Co., Ltd.                                       52,007     972,144       0.0%
    Kia Motors Corp.                                        649,372  36,028,576       0.3%
    KISCO Corp.                                              18,248     495,665       0.0%
    KISCO Holdings Co., Ltd.                                  2,565     114,390       0.0%
    Kishin Corp.                                             42,990     320,316       0.0%
    KISWIRE, Ltd.                                            26,962     969,513       0.0%
#   KIWOOM Securities Co., Ltd.                              55,729   2,743,032       0.0%
*   KMH Co., Ltd.                                            35,602     309,708       0.0%
#*  KMW Co., Ltd.                                            32,124     548,215       0.0%
#   Koentec Co., Ltd.                                       192,793     704,827       0.0%
#   Koh Young Technology, Inc.                               45,834   1,093,115       0.0%
#   Kolao Holdings                                           66,094   1,646,244       0.0%
    Kolon Corp.                                              35,955     754,302       0.0%
#*  Kolon Global Corp.                                      185,190     461,496       0.0%
    Kolon Industries, Inc.                                  101,473   6,733,151       0.1%
#   Kolon Life Science, Inc.                                 12,429     632,692       0.0%
#*  Komipharm International Co., Ltd.                        81,956     699,542       0.0%
#   KONA I Co., Ltd.                                         32,182   1,202,024       0.0%
#   Kook Je Electric Korea Co., Ltd.                         17,745     305,462       0.0%
#   Kook Soon Dang Brewery Co., Ltd.                         47,094     289,426       0.0%
    Korea Aerospace Industries, Ltd.                         71,680   2,287,814       0.0%
    Korea Airport Service Co., Ltd.                           3,530      87,483       0.0%
#   Korea Cast Iron Pipe Industries Co., Ltd.                 3,750      14,035       0.0%
#   Korea Circuit Co., Ltd.                                  60,735     754,207       0.0%
#   Korea District Heating Corp.                             13,030     911,898       0.0%
    Korea Electric Power Corp.                              169,280   6,472,380       0.1%
#*  Korea Electric Power Corp. Sponsored ADR                472,044   9,034,922       0.1%
    Korea Electric Terminal Co., Ltd.                        31,550   1,331,004       0.0%
#   Korea Export Packaging Industrial Co., Ltd.               7,820     164,851       0.0%
#   Korea Flange Co., Ltd.                                   16,100     227,422       0.0%
*   Korea Gas Corp.                                          90,345   5,410,456       0.1%
#*  Korea Info & Comm                                        43,443     282,883       0.0%
    Korea Investment Holdings Co., Ltd.                     217,740   7,997,621       0.1%
#   Korea Kolmar Co., Ltd.                                   37,476   1,235,205       0.0%
#   Korea Kolmar Holdings Co., Ltd.                          33,914     599,307       0.0%
    Korea Petrochemical Ind Co., Ltd.                        15,818     955,426       0.0%
#   Korea United Pharm, Inc.                                 50,469     592,912       0.0%
#   Korea Zinc Co., Ltd.                                     23,914   7,880,232       0.1%
*   Korean Air Lines Co., Ltd.                              174,649   5,615,728       0.1%
    Korean Reinsurance Co.                                  536,985   5,307,227       0.1%
#   Kortek Corp.                                             43,170     645,332       0.0%
    KPF                                                      40,895     235,155       0.0%
    KPX Chemical Co., Ltd.                                    6,559     406,877       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                  PERCENTAGE
                                                            SHARES    VALUE++   OF NET ASSETS**
                                                            ------- ----------- ---------------
SOUTH KOREA -- (Continued)
#*  KR Motors Co., Ltd.                                     360,460 $   435,802       0.0%
#*  KSCB Co., Ltd.                                           16,107      55,670       0.0%
    KT Corp.                                                  9,140     291,329       0.0%
    KT Corp. Sponsored ADR                                  140,282   2,231,887       0.0%
*   KT Hitel Co., Ltd.                                       39,808     305,545       0.0%
    KT Skylife Co., Ltd.                                     59,320   1,389,009       0.0%
    KT&G Corp.                                              218,578  17,517,286       0.1%
*   KTB Investment & Securities Co., Ltd.                   266,720     665,365       0.0%
    Kukdo Chemical Co., Ltd.                                 19,917     979,619       0.0%
#   Kumho Electric Co., Ltd.                                 17,168     405,672       0.0%
#*  Kumho Industrial Co., Ltd.                               11,534     132,502       0.0%
#   Kumho Petro chemical Co., Ltd.                           38,059   3,227,189       0.0%
#*  Kumho Tire Co., Inc.                                    207,462   2,615,514       0.0%
#   Kumkang Kind Co., Ltd.                                    4,570     185,521       0.0%
    Kunsul Chemical Industrial Co., Ltd.                     18,090     770,524       0.0%
#   Kwang Dong Pharmaceutical Co., Ltd.                     204,270   1,826,443       0.0%
#*  Kwang Myung Electric Engineering Co., Ltd.              213,320     464,445       0.0%
#*  Kyeryong Construction Industrial Co., Ltd.               16,700     226,090       0.0%
*   Kyobo Securities Co.                                     96,830     647,047       0.0%
#   Kyung Dong Navien Co., Ltd.                              28,390     683,387       0.0%
#   Kyung-In Synthetic Corp.                                102,540     517,701       0.0%
    Kyungbang, Ltd.                                           3,540     456,593       0.0%
#   Kyungchang Industrial Co., Ltd.                          36,050     403,703       0.0%
    KyungDong City Gas Co., Ltd.                              9,472   1,072,349       0.0%
#   Kyungdong Pharm Co., Ltd.                                27,536     496,114       0.0%
    Kyungnam Energy Co., Ltd.                                 3,460      24,866       0.0%
#   L&F Co., Ltd.                                            32,322     218,332       0.0%
#*  LB Semicon, Inc.                                        171,662     349,285       0.0%
    LEENO Industrial, Inc.                                   36,623   1,056,424       0.0%
    LF Corp.                                                107,002   2,782,007       0.0%
    LG Chem, Ltd.                                           109,847  28,039,394       0.2%
    LG Corp.                                                389,097  21,696,689       0.2%
#*  LG Display Co., Ltd.                                    547,970  14,594,468       0.1%
#*  LG Display Co., Ltd. ADR                                794,091  10,569,351       0.1%
#   LG Electronics, Inc.                                    440,593  29,346,118       0.2%
#   LG Hausys, Ltd.                                          31,965   5,643,122       0.1%
    LG Household & Health Care, Ltd.                         13,994   6,407,806       0.1%
#*  LG Innotek Co., Ltd.                                     50,731   5,614,356       0.1%
    LG International Corp.                                  181,189   5,368,546       0.1%
#*  LG Life Sciences, Ltd.                                   33,923   1,175,526       0.0%
    LG Uplus Corp.                                          943,000   9,287,456       0.1%
    LIG Insurance Co., Ltd.                                 198,380   5,815,425       0.1%
#   LMS Co., Ltd.                                            21,203     454,854       0.0%
#   Lock & Lock Co., Ltd.                                    78,910   1,197,933       0.0%
#*  Logistics Energy Korea Co., Ltd.                        139,240     296,378       0.0%
#   Lotte Chemical Corp.                                     58,209   9,214,618       0.1%
    Lotte Chilsung Beverage Co., Ltd.                         3,758   5,691,925       0.1%
    Lotte Confectionery Co., Ltd.                             3,283   5,628,895       0.1%
    Lotte Food Co., Ltd.                                      3,536   2,651,341       0.0%
#   LOTTE Himart Co., Ltd.                                   37,300   2,622,405       0.0%
*   Lotte Non-Life Insurance Co., Ltd.                      134,230     493,819       0.0%
#   Lotte Shopping Co., Ltd.                                 45,229  14,026,702       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                             SHARES     VALUE++   OF NET ASSETS**
                                                            --------- ----------- ---------------
SOUTH KOREA -- (Continued)
#*  Lotte Tour Development Co., Ltd.                            6,830 $   109,462       0.0%
    LS Corp.                                                   79,633   6,246,179       0.1%
#   LS Industrial Systems Co., Ltd.                            43,311   2,770,225       0.0%
#*  Lumens Co., Ltd.                                          146,715   1,973,465       0.0%
    Macquarie Korea Infrastructure Fund                     1,396,079   8,645,604       0.1%
#*  Macrogen, Inc.                                             12,304     502,483       0.0%
#   Maeil Dairy Industry Co., Ltd.                             31,906   1,207,850       0.0%
#   Mando Corp.                                                63,887   7,685,463       0.1%
#*  Medifron DBT Co., Ltd.                                     81,261     237,670       0.0%
#*  Medipost Co., Ltd.                                         13,085     875,926       0.0%
    Medy-Tox, Inc.                                             11,133   1,649,336       0.0%
#   MegaStudy Co., Ltd.                                        23,518   1,590,025       0.0%
#*  Melfas, Inc.                                               84,406     766,870       0.0%
    Meritz Financial Group, Inc.                              156,757   1,127,609       0.0%
    Meritz Fire & Marine Insurance Co., Ltd.                  258,741   3,221,943       0.0%
#   Meritz Securities Co., Ltd.                             1,025,050   2,254,223       0.0%
    Mi Chang Oil Industrial Co., Ltd.                           2,155     149,509       0.0%
#   Mirae Asset Securities Co., Ltd.                          150,541   6,185,327       0.1%
#*  Mirae Corp.                                             1,100,963     257,984       0.0%
*   Miwon Chemicals Co., Ltd.                                   1,200      41,922       0.0%
*   Miwon Commercial Co., Ltd.                                    456      77,010       0.0%
*   Miwon Specialty Chemical Co., Ltd.                            988     303,428       0.0%
    MK Electron Co., Ltd.                                      78,648     415,822       0.0%
#*  MNTech Co., Ltd.                                          105,014     692,144       0.0%
#   Modetour Network, Inc.                                     35,269     786,191       0.0%
*   Monalisa Co., Ltd.                                         28,400      69,972       0.0%
    Moorim P&P Co., Ltd.                                      134,020     647,578       0.0%
#   Moorim Paper Co., Ltd.                                    110,200     297,010       0.0%
#   Motonic Corp.                                              49,880     580,045       0.0%
#*  Muhak Co., Ltd.                                            10,927     321,074       0.0%
#   Namhae Chemical Corp.                                     119,110   1,121,268       0.0%
#*  Namsun Aluminum Co., Ltd.                                 138,696     106,243       0.0%
    Namyang Dairy Products Co., Ltd.                            1,115     989,328       0.0%
    National Plastic Co.                                       83,760     536,298       0.0%
    Naver Corp.                                                41,537  29,911,489       0.2%
#   NCSoft Corp.                                               34,637   6,892,041       0.1%
#*  Neowiz Games Corp.                                         66,931   1,061,773       0.0%
*   NEOWIZ HOLDINGS Corp.                                      29,940     366,104       0.0%
#*  NEPES Corp.                                                97,025     886,353       0.0%
#   Nexen Corp.                                                21,396   1,597,135       0.0%
#   Nexen Tire Corp.                                          121,690   1,670,049       0.0%
#*  Nexolon Co., Ltd.                                         319,720     328,509       0.0%
#*  Nexon GT Co., Ltd.                                         59,800     472,836       0.0%
    NH Investment & Securities Co., Ltd.                      123,838     803,950       0.0%
#*  NHN Entertainment Corp.                                    17,676   1,445,964       0.0%
    NICE Holdings Co., Ltd.                                    60,740     821,657       0.0%
#   NICE Information Service Co., Ltd.                         47,209     164,753       0.0%
#*  NK Co., Ltd.                                               86,300     341,408       0.0%
    Nong Shim Holdings Co., Ltd.                                9,723     950,451       0.0%
#   NongShim Co., Ltd.                                         14,384   4,281,535       0.0%
    Noroo Holdings Co., Ltd.                                    7,860     158,771       0.0%
#*  OCI Co., Ltd.                                              55,493   9,751,314       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                  PERCENTAGE
                                                            SHARES    VALUE++   OF NET ASSETS**
                                                            ------- ----------- ---------------
SOUTH KOREA -- (Continued)
    OCI Materials Co., Ltd.                                  32,495 $ 1,115,287       0.0%
#*  OPTRON-TEC, Inc.                                         74,752     550,954       0.0%
#*  Orientbio, Inc.                                         265,298     139,099       0.0%
#   Orion Corp.                                               7,365   5,627,124       0.1%
*   OSANGJAIEL Co., Ltd.                                     35,202     356,388       0.0%
*   Osstem Implant Co., Ltd.                                 43,072   1,072,714       0.0%
#*  Osung LST Co., Ltd.                                      19,853      80,311       0.0%
    Ottogi Corp.                                              5,413   2,147,375       0.0%
*   Paik Kwang Industrial Co., Ltd.                          94,868     236,750       0.0%
#*  Pan Ocean Co., Ltd.                                      28,865      96,299       0.0%
#   Pan-Pacific Co., Ltd.                                   109,600     376,504       0.0%
#*  PaperCorea, Inc.                                        337,740     219,579       0.0%
#   Paradise Co., Ltd.                                       88,480   3,296,190       0.0%
#   Partron Co., Ltd.                                       127,767   1,734,724       0.0%
#*  Pharmicell Co., Ltd.                                    154,381     591,206       0.0%
    Poongsan Corp.                                            2,490      61,454       0.0%
    POSCO                                                    31,634   9,345,577       0.1%
#   POSCO ADR                                               511,345  37,634,992       0.3%
    POSCO Chemtech Co., Ltd.                                  7,984   1,153,300       0.0%
*   POSCO Coated & Color Steel Co., Ltd.                      6,940     119,743       0.0%
#   Posco ICT Co., Ltd.                                     142,938   1,188,762       0.0%
#   Posco M-Tech Co., Ltd.                                   78,744     344,694       0.0%
#*  Posco Plantec Co., Ltd.                                  73,347     290,183       0.0%
#*  Power Logics Co., Ltd.                                  127,617     563,734       0.0%
#   PSK, Inc.                                                60,231     800,441       0.0%
    Pulmuone Co., Ltd.                                        6,402     583,657       0.0%
    Pyeong Hwa Automotive Co., Ltd.                          60,163   1,228,621       0.0%
#*  Redrover Co., Ltd.                                       27,142     185,009       0.0%
    Reyon Pharmaceutical Co., Ltd.                              870      16,057       0.0%
#   RFsemi Technologies, Inc.                                20,093     180,125       0.0%
    RFTech Co., Ltd.                                         12,210     129,210       0.0%
#*  Rocket Electric Co., Ltd.                               114,930      28,808       0.0%
#   Romanson Co., Ltd.                                       23,134     217,835       0.0%
*   S&C Engine Group, Ltd.                                   25,754      65,643       0.0%
    S&T Corp.                                                 8,318     138,242       0.0%
#   S&T Dynamics Co., Ltd.                                  131,556   1,522,990       0.0%
    S&T Holdings Co., Ltd.                                   28,657     419,771       0.0%
    S&T Motiv Co., Ltd.                                      44,540   1,203,150       0.0%
    S-1 Corp.                                                45,985   3,497,748       0.0%
#   S-Energy Co., Ltd.                                       33,491     372,463       0.0%
#   S-MAC Co., Ltd.                                          59,874     509,378       0.0%
#   S-Oil Corp.                                             144,681   8,467,166       0.1%
#   Saeron Automotive Corp.                                   3,180      32,523       0.0%
#*  Sajo Industries Co., Ltd.                                11,555     391,646       0.0%
    Sam Young Electronics Co., Ltd.                          52,430     583,500       0.0%
#   Sam Yung Trading Co., Ltd.                               53,574   1,018,192       0.0%
*   Sambu Construction Co., Ltd.                              1,421       7,629       0.0%
    Samchully Co., Ltd.                                      12,444   1,869,290       0.0%
#   Samho Development Co., Ltd.                              53,704     164,090       0.0%
#   SAMHWA Paints Industrial Co., Ltd.                       42,710     636,769       0.0%
#   Samick Musical Instruments Co., Ltd.                    283,360     783,068       0.0%
    Samick THK Co., Ltd.                                     43,170     327,984       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                   PERCENTAGE
                                                            SHARES    VALUE++    OF NET ASSETS**
                                                            ------- ------------ ---------------
SOUTH KOREA -- (Continued)
    Samjin Pharmaceutical Co., Ltd.                          51,035 $    920,370       0.0%
#   Samkwang Glass                                           14,864      704,646       0.0%
#   Samlip General Foods Co., Ltd.                           12,050      868,227       0.0%
    Samsung C&T Corp.                                       478,605   30,098,383       0.2%
    Samsung Card Co., Ltd.                                   43,208    1,569,409       0.0%
    Samsung Climate Control Co., Ltd.                         4,190       38,517       0.0%
#   Samsung Electro-Mechanics Co., Ltd.                     232,926   14,970,466       0.1%
#   Samsung Electronics Co., Ltd.                           266,899  348,025,666       2.5%
#*  Samsung Engineering Co., Ltd.                            67,263    5,049,203       0.1%
#   Samsung Fine Chemicals Co., Ltd.                         98,611    3,939,282       0.0%
    Samsung Fire & Marine Insurance Co., Ltd.               114,873   27,285,868       0.2%
#   Samsung Heavy Industries Co., Ltd.                      523,090   14,328,718       0.1%
    Samsung Life Insurance Co., Ltd.                        142,020   13,217,849       0.1%
    Samsung SDI Co., Ltd.                                   158,177   23,227,729       0.2%
#   Samsung Securities Co., Ltd.                            306,341   11,706,824       0.1%
#   Samsung Techwin Co., Ltd.                                97,200    5,457,279       0.1%
#*  SAMT Co., Ltd.                                           91,963      182,432       0.0%
#   Samwha Capacitor Co., Ltd.                               11,760       69,031       0.0%
#   Samyang Foods Co., Ltd.                                  23,280      719,941       0.0%
    Samyang Genex Co., Ltd.                                   1,871      203,098       0.0%
    Samyang Holdings Corp.                                   21,569    1,504,193       0.0%
    Samyang Tongsang Co., Ltd.                                  720       23,380       0.0%
#*  Samyoung Chemical Co., Ltd.                             158,910      352,177       0.0%
#*  Sangbo Corp.                                             50,896      594,583       0.0%
#*  Sapphire Technology Co., Ltd.                            19,375      780,688       0.0%
#   Satrec Initiative Co., Ltd.                               9,732      187,609       0.0%
    SAVEZONE I&C Corp.                                       62,600      376,363       0.0%
    SBS Contents Hub Co., Ltd.                               28,407      514,358       0.0%
#   SBS Media Holdings Co., Ltd.                            205,410      871,257       0.0%
#*  SBW                                                     311,730      203,307       0.0%
#   Seah Besteel Corp.                                       78,060    2,108,817       0.0%
#   SeAH Holdings Corp.                                       3,201      337,004       0.0%
#   SeAH Steel Corp.                                         13,043    1,554,275       0.0%
    Sebang Co., Ltd.                                         50,710      878,700       0.0%
#*  Seegene, Inc.                                            17,845      978,553       0.0%
#   Sejong Industrial Co., Ltd.                              52,950      889,638       0.0%
    Sempio Foods Co.                                         11,951      305,012       0.0%
#*  Seobu T&D                                                55,046    1,048,943       0.0%
#   Seohan Co., Ltd.                                        254,191      469,617       0.0%
#*  Seohee Construction Co., Ltd.                           720,013      421,378       0.0%
#   Seoul Semiconductor Co., Ltd.                            72,407    2,914,552       0.0%
#*  Seowon Co., Ltd.                                         55,740       84,824       0.0%
    SEOWONINTECH Co., Ltd.                                   36,400      548,123       0.0%
*   Seshin Co., Ltd.                                          2,000           --       0.0%
#*  Sewon Cellontech Co., Ltd.                              136,564      371,918       0.0%
    Sewon Precision Industry Co., Ltd.                        2,160       55,537       0.0%
#   SEWOONMEDICAL Co., Ltd.                                  64,943      347,920       0.0%
    SFA Engineering Corp.                                    28,239    1,220,868       0.0%
#*  SG Corp.                                                629,380      374,002       0.0%
#   SH Energy & Chemical Co., Ltd.                          428,820      348,194       0.0%
    Shin Poong Pharmaceutical Co., Ltd.                     160,213      710,533       0.0%
#*  Shine Co., Ltd.                                          34,294      331,902       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                             SHARES     VALUE++   OF NET ASSETS**
                                                            --------- ----------- ---------------
SOUTH KOREA -- (Continued)
    Shinhan Financial Group Co., Ltd.                         587,965 $25,663,725       0.2%
    Shinhan Financial Group Co., Ltd. ADR                     387,122  16,878,519       0.1%
#*  Shinil Industrial Co., Ltd.                               123,260     257,425       0.0%
    Shinsegae Co., Ltd.                                        42,092   9,138,573       0.1%
    Shinsegae Information & Communication Co., Ltd.             3,395     250,645       0.0%
#   Shinsegae International Co., Ltd.                          11,730     841,913       0.0%
#*  Shinsung Solar Energy Co., Ltd.                           279,163     401,911       0.0%
#*  Shinsung Tongsang Co., Ltd.                               335,110     416,017       0.0%
*   Shinwha Intertek Corp.                                     11,754      35,315       0.0%
#*  Shinwon Corp.                                              69,550     120,767       0.0%
    Shinyoung Securities Co., Ltd.                             11,600     454,781       0.0%
#*  Signetics Corp.                                           189,980     385,376       0.0%
#*  SIGONG TECH Co., Ltd.                                      58,961     184,344       0.0%
    Silicon Works Co., Ltd.                                    59,105   1,319,805       0.0%
#   Silla Co., Ltd.                                            37,814     909,587       0.0%
#*  Simm Tech Co., Ltd.                                       123,246     712,723       0.0%
    SIMPAC, Inc.                                               78,380     554,218       0.0%
    Sindoh Co., Ltd.                                            8,629     566,393       0.0%
    SJM Co., Ltd.                                              42,434     429,858       0.0%
*   SK Broadband Co., Ltd.                                    698,707   2,897,968       0.0%
#   SK C&C Co., Ltd.                                           50,854   6,980,579       0.1%
#   SK Chemicals Co., Ltd.                                     82,415   4,806,656       0.1%
#*  SK Communications Co., Ltd.                                88,183     638,790       0.0%
    SK Gas, Ltd.                                               20,873   1,917,784       0.0%
    SK Holdings Co., Ltd.                                     108,477  19,241,668       0.2%
*   SK Hynix, Inc.                                            747,721  29,156,220       0.2%
    SK Innovation Co., Ltd.                                   246,820  28,275,537       0.2%
*   SK Networks Co., Ltd.                                     773,442   7,130,850       0.1%
*   SK Securities Co., Ltd.                                 1,418,860   1,016,669       0.0%
    SK Telecom Co., Ltd.                                        9,434   1,953,356       0.0%
#   SK Telecom Co., Ltd. ADR                                  170,500   3,936,845       0.0%
#   SKC Co., Ltd.                                             118,030   3,913,676       0.0%
#   SL Corp.                                                   79,470   1,370,548       0.0%
#*  SM Culture & Contents Co., Ltd.                            48,734     203,795       0.0%
#*  SM Entertainment Co.                                       43,519   2,061,485       0.0%
#*  Solborn, Inc.                                              21,776      82,002       0.0%
*   Solco Biomedical Co., Ltd.                                276,795     158,237       0.0%
    Songwon Industrial Co., Ltd.                               80,590     793,359       0.0%
#*  Sonokong Co., Ltd.                                         58,186     148,665       0.0%
#*  Soosan Heavy Industries Co., Ltd.                          11,350      14,086       0.0%
    Soulbrain Co., Ltd.                                        12,368     493,912       0.0%
*   Ssangyong Cement Industrial Co., Ltd.                     114,947   1,051,781       0.0%
*   Steel Flower Co., Ltd.                                     18,742      88,426       0.0%
#*  STS Semiconductor & Telecommunications                    124,728     285,153       0.0%
#*  STX Corp. Co., Ltd.                                       196,258     239,316       0.0%
#*  STX Engine Co., Ltd.                                      113,410     385,241       0.0%
#   Suheung Co., Ltd.                                          31,130   1,154,814       0.0%
    Sun Kwang Co., Ltd.                                         8,392     148,834       0.0%
#   Sung Kwang Bend Co., Ltd.                                  52,093   1,221,695       0.0%
#*  Sungchang Enterprise Holdings, Ltd.                        24,610     487,176       0.0%
#*  Sungshin Cement Co., Ltd.                                  99,740   1,103,250       0.0%
#   Sungwoo Hitech Co., Ltd.                                  170,618   2,755,989       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                             SHARES     VALUE++   OF NET ASSETS**
                                                            --------- ----------- ---------------
SOUTH KOREA -- (Continued)
#   Sunjin Co., Ltd.                                           25,747 $   762,094       0.0%
#*  Sunny Electronics Corp.                                    43,620     130,969       0.0%
#*  Suprema, Inc.                                              41,274   1,024,131       0.0%
#*  Synopex, Inc.                                             294,929     527,100       0.0%
    Tae Kyung Industrial Co., Ltd.                             73,750     365,923       0.0%
    Taekwang Industrial Co., Ltd.                               2,097   2,702,185       0.0%
#*  Taewoong Co., Ltd.                                         43,882   1,060,746       0.0%
*   Taeyoung Engineering & Construction Co., Ltd.             205,460   1,285,630       0.0%
#*  Taihan Electric Wire Co., Ltd.                            465,434     955,273       0.0%
#   Tailim Packaging Industrial Co., Ltd.                     146,790     284,058       0.0%
    TCC Steel                                                  43,300     154,425       0.0%
    TechWing, Inc.                                             11,780      72,236       0.0%
#*  Tera Semicon Co., Ltd.                                     10,794     157,342       0.0%
    TES Co., Ltd.                                              20,552     251,522       0.0%
#*  Theall Medi Bio                                            49,170     109,905       0.0%
#*  Theragen Etex Co., Ltd.                                    30,238     216,869       0.0%
#*  TK Chemical Corp.                                         221,149     486,063       0.0%
    Tong Yang Moolsan Co., Ltd.                                20,210     193,731       0.0%
    Tongyang Life Insurance                                   195,440   1,902,601       0.0%
#   TONGYANG Securities, Inc.                                 193,093     430,313       0.0%
*   Top Engineering Co., Ltd.                                  31,343     135,827       0.0%
#   Toptec Co., Ltd.                                           28,469     368,915       0.0%
#*  Toray Chemical Korea, Inc.                                119,546   1,678,568       0.0%
#   Tovis Co., Ltd.                                            70,788     561,916       0.0%
#*  Trais Co., Ltd.                                            52,841     150,668       0.0%
    TS Corp.                                                   18,260     557,818       0.0%
*   TSM Tech Co., Ltd.                                         13,064      91,008       0.0%
#*  UBCare Co., Ltd.                                           49,822     152,372       0.0%
#   Ubiquoss, Inc.                                             67,761     545,245       0.0%
#*  Ubivelox, Inc.                                             14,683     236,218       0.0%
#   UI Display Co., Ltd.                                       20,641     214,464       0.0%
#   Uju Electronics Co., Ltd.                                  33,977     603,530       0.0%
#   Unid Co., Ltd.                                             18,175   1,171,782       0.0%
#   Union Steel                                                 9,090     123,985       0.0%
#*  Uniquest Corp.                                             21,430     289,853       0.0%
#*  Unison Co., Ltd.                                          106,124     210,870       0.0%
    Value Added Technologies Co., Ltd.                         26,937     431,168       0.0%
#   Vieworks Co., Ltd.                                         25,514     645,910       0.0%
#   Visang Education, Inc.                                     29,286     301,873       0.0%
#*  Webzen, Inc.                                               50,577     335,661       0.0%
#*  WeMade Entertainment Co., Ltd.                             28,607   1,247,140       0.0%
#   Whanin Pharmaceutical Co., Ltd.                            42,680     610,659       0.0%
#*  WillBes & Co. (The)                                       246,890     275,472       0.0%
#*  WiSoL Co., Ltd.                                            40,461     526,283       0.0%
#*  WONIK CUBE Corp.                                           46,904     104,771       0.0%
*   Wonik IPS Co., Ltd.                                       140,197   1,404,086       0.0%
#   Woojeon & Handan Co., Ltd.                                 84,748     528,595       0.0%
#*  Woongjin Energy Co., Ltd.                                 261,630     592,014       0.0%
#*  Woongjin Holdings Co., Ltd.                                11,107      23,684       0.0%
#*  Woongjin Thinkbig Co., Ltd.                                97,668     762,288       0.0%
#   Wooree ETI Co., Ltd.                                      151,114     413,304       0.0%
*   Woori Finance Holdings Co., Ltd.                        1,498,010  16,433,170       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                              SHARES      VALUE++     OF NET ASSETS**
                                                            ---------- -------------- ---------------
SOUTH KOREA -- (Continued)
#*  Woori Finance Holdings Co., Ltd. ADR                         1,818 $       60,003       0.0%
    Woori Investment & Securities Co., Ltd.                    710,355      6,016,266       0.1%
#*  Woori Investment Bank                                      984,790        433,046       0.0%
#   WooSung Feed Co., Ltd.                                      85,910        252,880       0.0%
#   Y G-1 Co., Ltd.                                             60,534        675,406       0.0%
    YESCO Co., Ltd.                                             12,670        464,683       0.0%
#   YG Entertainment, Inc.                                      23,943      1,434,485       0.0%
    Yoosung Enterprise Co., Ltd.                               113,821        535,420       0.0%
    YooSung T&S Co., Ltd.                                       39,699         58,780       0.0%
    Youlchon Chemical Co., Ltd.                                 56,010        766,191       0.0%
#   Young Heung Iron & Steel Co., Ltd.                         189,290        408,384       0.0%
    Young Poong Corp.                                            2,442      2,812,585       0.0%
    Young Poong Precision Corp.                                 50,963        479,647       0.0%
#   Youngone Corp.                                              67,250      2,748,743       0.0%
#   Youngone Holdings Co., Ltd.                                 22,378      1,595,167       0.0%
#   Yuhan Corp.                                                 30,599      5,382,461       0.1%
    YuHwa Securities Co., Ltd.                                   4,830         56,605       0.0%
#*  Yungjin Pharmaceutical Co., Ltd.                           327,963        584,676       0.0%
                                                                       --------------      ----
TOTAL SOUTH KOREA                                                       2,137,327,697      15.0%
                                                                       --------------      ----
TAIWAN -- (13.4%)
#   A-DATA Technology Co., Ltd.                              1,057,000      2,524,785       0.0%
    Ability Enterprise Co., Ltd.                             2,302,893      1,453,176       0.0%
    AcBel Polytech, Inc.                                     1,805,468      2,372,363       0.0%
    Accton Technology Corp.                                  3,045,369      1,813,678       0.0%
#   Ace Pillar Co., Ltd.                                       259,617        209,754       0.0%
#*  Acer, Inc.                                              14,203,127      8,783,164       0.1%
#   ACES Electronic Co., Ltd.                                  478,000        552,471       0.0%
    ACHEM Technology Corp.                                   1,092,264        790,729       0.0%
#*  Acme Electronics Corp.                                     156,481        263,394       0.0%
#   Acter Co., Ltd.                                            206,000        792,371       0.0%
*   Action Electronics Co., Ltd.                               920,977        183,811       0.0%
#   Actron Technology Corp.                                    240,200      1,016,759       0.0%
#   Adlink Technology, Inc.                                    468,295        863,666       0.0%
#   Advanced Ceramic X Corp.                                   214,000      1,058,921       0.0%
#*  Advanced Connectek, Inc.                                   690,000        290,767       0.0%
    Advanced International Multitech Co., Ltd.                 610,000        624,844       0.0%
    Advanced Semiconductor Engineering, Inc.                15,664,750     18,241,009       0.2%
#   Advanced Semiconductor Engineering, Inc. ADR               823,972      4,869,674       0.1%
#*  Advanced Wireless Semiconductor Co.                        128,000         87,605       0.0%
#   Advancetek Enterprise Co., Ltd.                            755,896        826,034       0.0%
    Advantech Co., Ltd.                                        693,440      4,491,320       0.1%
#*  AGV Products Corp.                                       3,449,407      1,087,510       0.0%
#   AimCore Technology Co., Ltd.                               310,402        338,749       0.0%
    Airtac International Group                                 356,490      3,834,240       0.1%
    Alcor Micro Corp.                                          463,000        631,240       0.0%
#   ALI Corp.                                                1,942,000      2,018,721       0.0%
#   Allis Electric Co., Ltd.                                   329,000        103,920       0.0%
#   Alltop Technology Co., Ltd.                                 85,000         72,982       0.0%
    Alpha Networks, Inc.                                     2,047,000      1,623,916       0.0%
#   Altek Corp.                                              2,399,085      2,422,722       0.0%
#   Ambassador Hotel (The)                                   1,489,000      1,373,923       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                            ---------- ----------- ---------------
TAIWAN -- (Continued)
#   AMPOC Far-East Co., Ltd.                                   540,567 $   457,872       0.0%
    AmTRAN Technology Co., Ltd.                              4,866,944   3,370,383       0.0%
#   Anpec Electronics Corp.                                    678,000     552,880       0.0%
    Apacer Technology, Inc.                                    706,918     700,353       0.0%
    APCB, Inc.                                                 747,000     512,114       0.0%
#   Apex Biotechnology Corp.                                   448,625     969,519       0.0%
#   Apex International Co., Ltd.                               303,000     398,771       0.0%
    Apex Medical Corp.                                         332,463     387,177       0.0%
#   Apex Science & Engineering                                 591,041     364,432       0.0%
#   Arcadyan Technology Corp.                                  570,137     895,038       0.0%
#   Ardentec Corp.                                           2,306,646   1,960,414       0.0%
*   Arima Communications Corp.                               1,225,153     723,045       0.0%
    Asia Cement Corp.                                        7,632,015  10,040,642       0.1%
*   Asia Optical Co., Inc.                                   1,502,000   1,499,158       0.0%
#   Asia Plastic Recycling Holding, Ltd.                       374,056     793,423       0.0%
#   Asia Polymer Corp.                                       1,938,200   1,502,902       0.0%
    Asia Vital Components Co., Ltd.                          1,744,864   1,116,387       0.0%
#   ASROCK, Inc.                                               176,000     670,719       0.0%
#   Astro Corp.                                                 76,000     100,745       0.0%
#   Asustek Computer, Inc.                                   3,011,861  31,139,727       0.2%
#   Aten International Co., Ltd.                               444,715   1,401,007       0.0%
#*  AU Optronics Corp.                                      35,361,497  13,443,255       0.1%
*   AU Optronics Corp. Sponsored ADR                         1,500,152   5,640,571       0.1%
    Audix Corp.                                                622,969     601,642       0.0%
#   AURAS Technology Co., Ltd.                                 115,822      95,225       0.0%
    Aurora Corp.                                               407,226     751,421       0.0%
    AV Tech Corp.                                              201,000     543,312       0.0%
    Avermedia Technologies                                   1,223,037     504,436       0.0%
#*  Avision, Inc.                                              904,263     306,403       0.0%
    AVY Precision Technology, Inc.                             266,000     402,964       0.0%
#   Awea Mechantronic Co., Ltd.                                176,774     322,268       0.0%
    Bank of Kaohsiung                                        2,231,495     703,127       0.0%
#   Basso Industry Corp.                                       621,427     772,170       0.0%
*   BenQ Materials Corp.                                       819,000   1,005,709       0.0%
#   BES Engineering Corp.                                    9,084,050   2,386,246       0.0%
#   Bin Chuan Enterprise Co., Ltd.                             263,530     189,925       0.0%
#   Bionet Corp.                                               260,000     389,396       0.0%
#   Biostar Microtech International Corp.                      896,712     365,636       0.0%
#   Bizlink Holding, Inc.                                      262,000   1,380,473       0.0%
#   Boardtek Electronics Corp.                                 801,000     901,429       0.0%
*   Bright Led Electronics Corp.                               657,180     342,982       0.0%
    C Sun Manufacturing, Ltd.                                  835,740     797,726       0.0%
#   Cameo Communications, Inc.                               1,245,116     369,424       0.0%
#   Capella Microsystems Taiwan, Inc.                          238,234     910,720       0.0%
    Capital Securities Corp.                                10,995,210   3,771,283       0.0%
#   Career Technology MFG. Co., Ltd.                         1,875,000   2,647,320       0.0%
    Carnival Industrial Corp.                                1,889,000     504,964       0.0%
#*  Carry Technology Co., Ltd.                                 342,000     240,292       0.0%
#   Catcher Technology Co., Ltd.                             2,233,872  18,861,858       0.2%
    Cathay Chemical Works                                       35,000      19,413       0.0%
    Cathay Financial Holding Co., Ltd.                      17,445,238  24,667,301       0.2%
    Cathay Real Estate Development Co., Ltd.                 4,409,000   2,558,452       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                            ---------- ----------- ---------------
TAIWAN -- (Continued)
    Celxpert Energy Corp.                                      108,000 $    58,382       0.0%
#*  Center Laboratories, Inc.                                  281,840     684,660       0.0%
    Central Reinsurance Co., Ltd.                              583,774     312,141       0.0%
    ChainQui Construction Development Co., Ltd.                425,464     356,991       0.0%
#   Chaintech Technology Corp.                                 177,743     253,318       0.0%
*   Champion Building Materials Co., Ltd.                    2,178,390     772,691       0.0%
*   Chang Ho Fibre Corp.                                        49,000      16,727       0.0%
    Chang Hwa Commercial Bank                               20,873,499  12,135,457       0.1%
#   Chang Wah Electromaterials, Inc.                           258,800     679,346       0.0%
#   Channel Well Technology Co., Ltd.                          530,000     283,357       0.0%
    Charoen Pokphand Enterprise                                944,000     834,541       0.0%
#   Chaun-Choung Technology Corp.                              437,000   1,162,426       0.0%
#   CHC Resources Corp.                                        287,135     668,676       0.0%
    Chen Full International Co., Ltd.                          603,000     614,155       0.0%
#   Chenbro Micom Co., Ltd.                                    237,000     364,233       0.0%
    Cheng Loong Corp.                                        5,540,160   2,405,595       0.0%
    Cheng Shin Rubber Industry Co., Ltd.                     4,136,508  11,880,827       0.1%
    Cheng Uei Precision Industry Co., Ltd.                   2,600,630   5,234,644       0.1%
#*  Chenming Mold Industry Corp.                               542,708     673,364       0.0%
    Chia Chang Co., Ltd.                                       817,000     969,579       0.0%
#*  Chia Hsin Cement Corp.                                   2,422,747   1,271,737       0.0%
    Chicony Electronics Co., Ltd.                            1,705,810   4,442,202       0.1%
#   Chien Kuo Construction Co., Ltd.                         1,808,706     818,793       0.0%
*   Chien Shing Stainless Steel Co., Ltd.                      350,000      48,417       0.0%
#   Chilisin Electronics Corp.                                 597,201     458,915       0.0%
#   Chime Ball Technology Co., Ltd.                            174,000     516,599       0.0%
    Chimei Materials Technology Corp.                          999,000   1,163,518       0.0%
    Chin-Poon Industrial Co., Ltd.                           1,975,617   3,708,246       0.0%
*   China Airlines, Ltd.                                    14,771,057   4,943,666       0.1%
    China Chemical & Pharmaceutical Co., Ltd.                1,614,000   1,190,995       0.0%
    China Development Financial Holding Corp.               58,459,924  16,766,824       0.1%
#   China Ecotek Corp.                                         160,000     402,608       0.0%
    China Electric Manufacturing Corp.                       1,525,220     642,351       0.0%
#   China General Plastics Corp.                             1,957,160     989,585       0.0%
    China Glaze Co., Ltd.                                      719,162     367,347       0.0%
    China Life Insurance Co., Ltd.                          11,187,695   9,801,276       0.1%
#*  China Man-Made Fiber Corp.                               7,151,662   2,420,555       0.0%
#   China Metal Products                                     1,385,476   1,598,111       0.0%
#   China Motor Corp.                                        3,476,716   3,149,108       0.0%
#   China Petrochemical Development Corp.                   12,584,325   4,961,874       0.1%
    China Steel Chemical Corp.                                 436,998   2,521,404       0.0%
#   China Steel Corp.                                       29,374,942  24,684,079       0.2%
#   China Steel Structure Co., Ltd.                            633,000     698,144       0.0%
#   China Synthetic Rubber Corp.                             2,746,818   2,629,332       0.0%
*   China United Trust & Investment Corp.                       50,053          --       0.0%
*   China Wire & Cable Co., Ltd.                               884,000     348,705       0.0%
#   Chinese Gamer International Corp.                          197,000     402,193       0.0%
#   Chinese Maritime Transport, Ltd.                           665,460     784,252       0.0%
#   Chipbond Technology Corp.                                2,519,000   4,314,413       0.1%
#   Chong Hong Construction Co.                                668,551   1,846,767       0.0%
#   Chroma ATE, Inc.                                         1,258,705   3,246,803       0.0%
*   Chun YU Works & Co., Ltd.                                1,095,000     461,795       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                            ---------- ----------- ---------------
TAIWAN -- (Continued)
    Chun Yuan Steel                                          2,202,177 $   923,272       0.0%
#   Chung Hsin Electric & Machinery Manufacturing Corp.      2,598,000   1,749,353       0.0%
*   Chung Hung Steel Corp.                                   4,887,926   1,261,534       0.0%
*   Chung Hwa Pulp Corp.                                     2,760,530     825,284       0.0%
#   Chunghwa Chemical Synthesis & Biotech Co., Ltd.            272,000     384,807       0.0%
*   Chunghwa Picture Tubes, Ltd.                            15,894,759     987,575       0.0%
    Chunghwa Telecom Co., Ltd.                               2,437,000   7,620,624       0.1%
#   Chunghwa Telecom Co., Ltd. ADR                             407,801  12,800,873       0.1%
#*  Chyang Sheng Dyeing & Finishing Co., Ltd.                  667,000     322,929       0.0%
#   Cleanaway Co., Ltd.                                        185,000   1,046,277       0.0%
    Clevo Co.                                                2,019,482   3,722,621       0.0%
#*  CMC Magnetics Corp.                                     16,265,210   2,508,249       0.0%
    CoAsia Microelectronics Corp.                              533,400     265,740       0.0%
#   Collins Co., Ltd.                                          712,078     265,444       0.0%
    Compal Electronics, Inc.                                22,487,560  16,043,333       0.1%
    Compeq Manufacturing Co., Ltd.                           6,243,000   4,093,782       0.1%
*   Concord Securities Corp.                                 1,021,000     263,616       0.0%
    Continental Holdings Corp.                               2,545,667     966,109       0.0%
    Coretronic Corp.                                         4,529,000   5,408,587       0.1%
*   Cosmo Electronics Corp.                                    271,245     336,882       0.0%
*   Cosmos Bank Taiwan                                       1,441,164     710,950       0.0%
    Coxon Precise Industrial Co., Ltd.                         641,000   1,085,175       0.0%
#   Creative Sensor, Inc.                                      389,000     326,299       0.0%
#*  Crystalwise Technology, Inc.                               727,585     731,531       0.0%
    CSBC Corp. Taiwan                                        2,729,150   1,656,723       0.0%
#   CTBC Financial Holding Co., Ltd.                        46,193,191  27,483,542       0.2%
#   CTCI Corp.                                               2,467,896   3,941,255       0.1%
    Cub Elecparts, Inc.                                         20,000     177,411       0.0%
#   CviLux Corp.                                               352,672     485,628       0.0%
#   Cyberlink Corp.                                            475,504   1,461,025       0.0%
#   CyberPower Systems, Inc.                                   219,000     548,170       0.0%
#   CyberTAN Technology, Inc.                                1,456,873   1,421,062       0.0%
    D-Link Corp.                                             4,296,924   2,815,474       0.0%
#   DA CIN Construction Co., Ltd.                              785,809     731,545       0.0%
#*  Da-Li Construction Co., Ltd.                               377,044     420,097       0.0%
    Dafeng TV, Ltd.                                            252,320     432,539       0.0%
#*  Danen Technology Corp.                                     849,000     430,145       0.0%
#   Darfon Electronics Corp.                                 1,537,700   1,070,041       0.0%
#   Davicom Semiconductor, Inc.                                359,392     412,654       0.0%
#   Daxin Materials Corp.                                      218,000     390,175       0.0%
#   De Licacy Industrial Co., Ltd.                             139,000      55,040       0.0%
#   Delpha Construction Co., Ltd.                            1,153,754     643,287       0.0%
    Delta Electronics, Inc.                                  2,670,163  16,393,932       0.1%
    Depo Auto Parts Ind Co., Ltd.                              567,634   2,286,496       0.0%
    DFI, Inc.                                                  353,571     440,867       0.0%
#   Dimerco Express Corp.                                      454,000     273,943       0.0%
#   DYNACOLOR, Inc.                                            209,000     544,298       0.0%
*   Dynamic Electronics Co., Ltd.                            1,717,583     644,882       0.0%
#   Dynapack International Technology Corp.                    696,000   1,815,893       0.0%
#*  E Ink Holdings, Inc.                                     5,510,000   3,672,302       0.0%
#   E-Lead Electronic Co., Ltd.                                314,846     753,652       0.0%
    E-LIFE MALL Corp.                                          329,000     695,352       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                            ---------- ----------- ---------------
TAIWAN -- (Continued)
#*  E-Ton Solar Tech Co., Ltd.                               2,310,168 $ 1,428,878       0.0%
    E.Sun Financial Holding Co., Ltd.()                      2,027,421     218,197       0.0%
    E.Sun Financial Holding Co., Ltd.(6433912)              22,256,756  13,462,225       0.1%
*   Eastern Media International Corp.                        2,511,270   1,093,373       0.0%
#   Eclat Textile Co., Ltd.                                    511,745   5,610,880       0.1%
    Edimax Technology Co., Ltd.                              1,081,423     522,367       0.0%
#   Edison Opto Corp.                                          549,000     653,849       0.0%
    Edom Technology Co., Ltd.                                  295,600     182,785       0.0%
#   eGalax_eMPIA Technology, Inc.                              225,790     639,955       0.0%
#   Elan Microelectronics Corp.                              1,690,323   3,130,626       0.0%
#   Elite Advanced Laser Corp.                                 374,000   1,404,231       0.0%
    Elite Material Co., Ltd.                                 1,733,839   1,550,593       0.0%
#   Elite Semiconductor Memory Technology, Inc.              1,364,390   2,488,093       0.0%
    Elitegroup Computer Systems Co., Ltd.                    2,817,487   2,088,120       0.0%
#   eMemory Technology, Inc.                                   300,000   2,118,728       0.0%
    ENG Electric Co., Ltd.                                     702,247     572,167       0.0%
    EnTie Commercial Bank                                    2,149,166     954,201       0.0%
*   Entire Technology Co., Ltd.                                 12,000      13,659       0.0%
*   Episil Technologies, Inc.                                1,721,000     671,225       0.0%
#   Epistar Corp.                                            4,551,898   9,961,165       0.1%
#   Eternal Chemical Co., Ltd.                               3,582,211   3,740,348       0.0%
*   Etron Technology, Inc.                                   2,366,000   1,283,588       0.0%
*   Eva Airways Corp.                                        7,257,712   3,681,550       0.0%
*   Everest Textile Co., Ltd.                                1,477,064     546,765       0.0%
    Evergreen International Storage & Transport Corp.        3,362,000   2,063,361       0.0%
*   Evergreen Marine Corp. Taiwan, Ltd.                      9,340,472   5,310,318       0.1%
    Everlight Chemical Industrial Corp.                      2,004,042   1,840,338       0.0%
#   Everlight Electronics Co., Ltd.                          2,020,570   4,734,965       0.1%
#*  Everspring Industry Co., Ltd.                              963,000   1,375,764       0.0%
#   Excelsior Medical Co., Ltd.                                526,049     982,262       0.0%
    Far Eastern Department Stores, Ltd.                      4,323,530   4,027,607       0.1%
    Far Eastern International Bank                          10,035,301   3,524,636       0.0%
    Far Eastern New Century Corp.                           11,173,304  11,448,777       0.1%
    Far EasTone Telecommunications Co., Ltd.                 4,533,000   9,801,185       0.1%
    Faraday Technology Corp.                                 1,454,822   1,983,042       0.0%
#*  Farglory F T Z Investment Holding Co., Ltd.                529,000     411,355       0.0%
    Farglory Land Development Co., Ltd.                      1,675,105   2,747,402       0.0%
    Federal Corp.                                            2,546,227   1,819,179       0.0%
#   Feedback Technology Corp.                                  215,000     392,413       0.0%
#   Feng Hsin Iron & Steel Co.                               1,901,131   3,187,550       0.0%
#   Feng TAY Enterprise Co., Ltd.                            1,083,163   2,999,316       0.0%
    Fine Blanking & Tool Co., Ltd.                              23,000      38,613       0.0%
#*  First Copper Technology Co., Ltd.                        1,044,000     365,296       0.0%
    First Financial Holding Co., Ltd.                       30,386,969  17,825,330       0.1%
    First Hotel                                                824,274     523,018       0.0%
#   First Insurance Co., Ltd.                                1,501,640     936,222       0.0%
    First Steamship Co., Ltd.                                2,017,838   1,177,716       0.0%
#   FLEXium Interconnect, Inc.                                 845,713   2,302,209       0.0%
#   Flytech Technology Co., Ltd.                               357,838   1,376,708       0.0%
    Forhouse Corp.                                           2,181,304     886,864       0.0%
#   Formosa Advanced Technologies Co., Ltd.                    901,000     693,528       0.0%
    Formosa Chemicals & Fibre Corp.                          8,061,198  19,520,778       0.2%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                            ---------- ----------- ---------------
TAIWAN -- (Continued)
#*  Formosa Epitaxy, Inc.                                    2,501,797 $ 1,437,003       0.0%
#   Formosa International Hotels Corp.                         121,180   1,425,236       0.0%
#*  Formosa Laboratories, Inc.                                 189,178     477,528       0.0%
    Formosa Oilseed Processing                                 421,891     180,449       0.0%
#   Formosa Optical Technology Co., Ltd.                       199,000     679,529       0.0%
    Formosa Petrochemical Corp.                              1,883,000   4,736,100       0.1%
    Formosa Plastics Corp.                                   8,406,770  21,692,679       0.2%
    Formosa Taffeta Co., Ltd.                                3,607,460   3,772,735       0.0%
    Formosan Rubber Group, Inc.                              2,766,000   2,590,354       0.0%
    Formosan Union Chemical                                  1,444,401     703,521       0.0%
#   Fortune Electric Co., Ltd.                                 644,304     350,084       0.0%
    Founding Construction & Development Co., Ltd.            1,003,636     625,612       0.0%
#   Foxconn Technology Co., Ltd.                             3,677,083   9,149,402       0.1%
    Foxlink Image Technology Co., Ltd.                         711,000     526,342       0.0%
*   Froch Enterprise Co., Ltd.                                 818,000     287,807       0.0%
    FSP Technology, Inc.                                     1,066,414   1,145,609       0.0%
    Fubon Financial Holding Co., Ltd.                       16,386,387  21,208,595       0.2%
#   Fullerton Technology Co., Ltd.                             551,670     497,498       0.0%
#*  Fulltech Fiber Glass Corp.                               1,680,540     691,375       0.0%
    Fwusow Industry Co., Ltd.                                  850,334     428,336       0.0%
#   G Shank Enterprise Co., Ltd.                             1,119,445     843,288       0.0%
#   G Tech Optoelectronics Corp.                             1,004,000   1,149,045       0.0%
#*  Gallant Precision Machining Co., Ltd.                      895,000     369,114       0.0%
#*  Gamania Digital Entertainment Co., Ltd.                    555,000     662,689       0.0%
    GEM Terminal Industrial Co., Ltd.                          313,938     126,305       0.0%
#   Gemtek Technology Corp.                                  1,890,574   1,708,908       0.0%
    General Plastic Industrial Co., Ltd.                       220,684     257,179       0.0%
#*  Genesis Photonics, Inc.                                  1,584,925   1,072,477       0.0%
#   Genius Electronic Optical Co., Ltd.                        308,810   1,061,500       0.0%
#   Genmont Biotech, Inc.                                      232,000     353,488       0.0%
#   GeoVision, Inc.                                            166,615     907,655       0.0%
    Getac Technology Corp.                                   2,426,281   1,293,339       0.0%
    Giant Manufacturing Co., Ltd.                              619,363   4,849,524       0.1%
#*  Giantplus Technology Co., Ltd.                           1,114,000     476,290       0.0%
#   Giga Solar Materials Corp.                                  75,850   1,757,303       0.0%
    Giga Solution Tech Co., Ltd.                               565,044     326,013       0.0%
    Gigabyte Technology Co., Ltd.                            2,801,750   4,376,050       0.1%
#*  Gigastorage Corp.                                        1,812,728   2,202,661       0.0%
    Ginko International Co., Ltd.                               39,000     656,284       0.0%
#*  Gintech Energy Corp.                                     2,452,784   2,524,552       0.0%
*   Global Brands Manufacture, Ltd.                          1,752,973     589,782       0.0%
#   Global Lighting Technologies, Inc.                         402,000     478,863       0.0%
    Global Mixed Mode Technology, Inc.                         444,000   1,398,959       0.0%
#   Global Unichip Corp.                                       443,000   1,234,034       0.0%
#*  Globe Union Industrial Corp.                             1,104,019     729,823       0.0%
#   Gloria Material Technology Corp.                         2,712,851   2,200,595       0.0%
#*  Glotech Industrial Corp.                                    62,000      15,427       0.0%
*   Gold Circuit Electronics, Ltd.                           2,552,747     700,736       0.0%
    Goldsun Development & Construction Co., Ltd.             8,198,672   2,894,660       0.0%
    Good Will Instrument Co., Ltd.                             189,290     125,488       0.0%
#   Gourmet Master Co., Ltd.                                   197,000   1,596,948       0.0%
#   Grand Pacific Petrochemical                              6,040,000   3,845,750       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                            ---------- ----------- ---------------
TAIWAN -- (Continued)
    Grape King Bio, Ltd.                                       421,000 $ 1,887,770       0.0%
    Great China Metal Industry                                 886,000   1,151,566       0.0%
    Great Taipei Gas Co., Ltd.                               1,390,000   1,089,821       0.0%
    Great Wall Enterprise Co., Ltd.                          2,322,921   2,406,671       0.0%
#*  Green Energy Technology, Inc.                            1,553,640   1,292,450       0.0%
*   GTM Corp.                                                  705,000     451,026       0.0%
#   Gudeng Precision Industrial Co., Ltd.                      136,300     245,455       0.0%
    Hannstar Board Corp.                                     1,545,875     559,297       0.0%
#*  HannStar Display Corp.                                  17,388,631   6,031,598       0.1%
*   HannsTouch Solution, Inc.                                4,733,262   1,297,718       0.0%
*   Harvatek Corp.                                             888,316     530,504       0.0%
#   Hey Song Corp.                                           1,564,500   1,643,426       0.0%
#   Hi-Clearance, Inc.                                         124,000     383,001       0.0%
    Highwealth Construction Corp.                            1,488,682   3,323,805       0.0%
#   Hiroca Holdings, Ltd.                                      240,300     891,387       0.0%
#*  HiTi Digital, Inc.                                         666,975     427,759       0.0%
#   Hitron Technology, Inc.                                  1,239,300     769,466       0.0%
#   Hiwin Technologies Corp.                                   505,238   4,812,162       0.1%
*   Hiyes International Co., Ltd.                                2,260       4,117       0.0%
#   Ho Tung Chemical Corp.                                   4,952,545   2,209,971       0.0%
*   Hocheng Corp.                                            1,565,300     527,269       0.0%
    Hold-Key Electric Wire & Cable Co., Ltd.                   266,901      84,037       0.0%
    Holiday Entertainment Co., Ltd.                            272,400     345,817       0.0%
#   Holtek Semiconductor, Inc.                                 840,000   1,512,538       0.0%
#   Holy Stone Enterprise Co., Ltd.                          1,169,822   1,578,869       0.0%
    Hon Hai Precision Industry Co., Ltd.                    31,724,623  91,111,876       0.7%
#   Hong Ho Precision Textile Co., Ltd.                        247,000     232,809       0.0%
#   Hong TAI Electric Industrial                             1,327,000     457,457       0.0%
    Hong YI Fiber Industry Co.                                  55,680      22,255       0.0%
#   Horizon Securities Co., Ltd.                             2,822,000     833,662       0.0%
#   Hota Industrial Manufacturing Co., Ltd.                    751,115   1,204,834       0.0%
    Hotai Motor Co., Ltd.                                      465,000   5,456,174       0.1%
#*  Howarm Construction Co., Ltd.                            1,029,310     899,615       0.0%
#   Hsin Kuang Steel Co., Ltd.                               1,504,783     957,242       0.0%
#   Hsin Yung Chien Co., Ltd.                                  160,000     493,795       0.0%
    Hsing TA Cement Co.                                        335,000     158,995       0.0%
#   HTC Corp.                                                3,224,619  16,583,071       0.1%
#   Hu Lane Associate, Inc.                                    343,688   1,141,730       0.0%
    HUA ENG Wire & Cable                                     2,557,000     991,397       0.0%
    Hua Nan Financial Holdings Co., Ltd.                    23,076,435  13,000,507       0.1%
#   Huaku Development Co., Ltd.                              1,295,400   3,174,392       0.0%
    Huang Hsiang Construction Co.                              450,735     685,758       0.0%
#   Hung Ching Development & Construction Co., Ltd.            681,000     363,928       0.0%
    Hung Poo Real Estate Development Corp.                   1,651,554   1,478,561       0.0%
#   Hung Sheng Construction, Ltd.                            2,873,900   1,862,932       0.0%
#   Huxen Corp.                                                239,072     393,998       0.0%
*   Hwa Fong Rubber Co., Ltd.                                1,439,561   1,000,356       0.0%
    Hwacom Systems, Inc.                                       163,000     139,512       0.0%
    I-Chiun Precision Industry Co., Ltd.                     1,091,211     788,378       0.0%
    I-Sheng Electric Wire & Cable Co., Ltd.                    621,000     932,194       0.0%
#   Ibase Technology, Inc.                                     488,987     949,648       0.0%
#   Ichia Technologies, Inc.                                 1,950,255   2,395,127       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                            ---------- ----------- ---------------
TAIWAN -- (Continued)
#   IEI Integration Corp.                                      986,055 $ 1,417,955       0.0%
#   ILI Technology Corp.                                       384,081     755,238       0.0%
#   Infortrend Technology, Inc.                              1,397,866     877,399       0.0%
#*  Innolux Corp.                                           38,669,561  13,358,410       0.1%
#*  Inotera Memories, Inc.                                   8,868,528   9,109,619       0.1%
#*  Inpaq Technology Co., Ltd.                                 217,000     260,800       0.0%
#   Insyde Software Corp.                                      118,000     231,022       0.0%
#   Integrated Memory Logic, Ltd.                              352,730     966,207       0.0%
#   International Games System Co., Ltd.                       372,000   1,061,557       0.0%
    Inventec Corp.                                          10,795,276   9,954,171       0.1%
#   ITE Technology, Inc.                                       787,646     865,938       0.0%
    ITEQ Corp.                                               1,310,611   1,513,207       0.0%
#*  J Touch Corp.                                              778,000     593,979       0.0%
*   Janfusun Fancyworld Corp.                                1,103,468     191,063       0.0%
*   Jenn Feng New Energy Co., Ltd.                             646,000     215,624       0.0%
#   Jentech Precision Industrial Co., Ltd.                     344,156   1,158,265       0.0%
    Jess-Link Products Co., Ltd.                               921,600     870,270       0.0%
    Jih Sun Financial Holdings Co., Ltd.                     4,107,041   1,110,127       0.0%
    Johnson Health Tech Co., Ltd.                              260,198     633,482       0.0%
    K Laser Technology, Inc.                                   883,459     473,392       0.0%
    Kang Na Hsiung Enterprise Co., Ltd.                        719,150     345,622       0.0%
    Kao Hsing Chang Iron & Steel                               354,250     152,874       0.0%
#   Kaori Heat Treatment Co., Ltd.                             319,153     762,358       0.0%
#   Kaulin Manufacturing Co., Ltd.                             834,684     734,942       0.0%
#   KD Holding Corp.                                            97,000     565,294       0.0%
#   KEE TAI Properties Co., Ltd.                             1,906,101   1,298,466       0.0%
    Kenda Rubber Industrial Co., Ltd.                        1,889,509   4,394,672       0.1%
*   Kenmec Mechanical Engineering Co., Ltd.                  1,282,000     592,276       0.0%
#   Kerry TJ Logistics Co., Ltd.                             1,275,000   1,532,900       0.0%
    Keysheen Cayman Holdings Co., Ltd.                          14,000      23,821       0.0%
    King Core Electronics, Inc.                                 77,065      73,289       0.0%
    King Slide Works Co., Ltd.                                 158,450   2,066,317       0.0%
    King Yuan Electronics Co., Ltd.                          8,019,032   6,123,653       0.1%
    King's Town Bank                                         4,454,653   4,136,409       0.1%
*   King's Town Construction Co., Ltd.                         869,579     726,049       0.0%
#   Kingdom Construction Co.                                 1,913,000   1,977,675       0.0%
#   Kinik Co.                                                  555,000   1,529,363       0.0%
#   Kinko Optical Co., Ltd.                                    938,772     864,837       0.0%
    Kinpo Electronics                                        7,601,892   2,836,258       0.0%
    Kinsus Interconnect Technology Corp.                     1,108,476   4,191,215       0.1%
#   KMC Kuei Meng International, Inc.                           87,000     381,256       0.0%
#   KS Terminals, Inc.                                         578,290     965,012       0.0%
#   Kung Long Batteries Industrial Co., Ltd.                   321,000   1,053,127       0.0%
    Kung Sing Engineering Corp.                              1,961,000     890,124       0.0%
#   Kuo Toong International Co., Ltd.                          857,000   1,456,233       0.0%
#   Kuoyang Construction Co., Ltd.                           2,360,586   1,200,540       0.0%
#   Kwong Fong Industries                                    1,298,000     847,077       0.0%
    KYE Systems Corp.                                        1,607,736     694,017       0.0%
    L&K Engineering Co., Ltd.                                  686,000     612,086       0.0%
    LAN FA Textile                                             900,412     278,500       0.0%
    Largan Precision Co., Ltd.                                 209,234  13,099,890       0.1%
    Laser Tek Taiwan Co., Ltd.                                  22,144      13,463       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                            ---------- ----------- ---------------
TAIWAN -- (Continued)
#   LCY Chemical Corp.                                       2,595,495 $ 2,671,483       0.0%
    Leader Electronics, Inc.                                   746,886     344,442       0.0%
    Leadtrend Technology Corp.                                 166,926     250,348       0.0%
    Lealea Enterprise Co., Ltd.                              4,199,570   1,475,460       0.0%
#   Ledtech Electronics Corp.                                  573,095     368,844       0.0%
    LEE CHI Enterprises Co., Ltd.                            1,148,000     644,162       0.0%
#   Lelon Electronics Corp.                                    518,900     505,057       0.0%
*   Leofoo Development Co.                                   1,442,614     545,245       0.0%
#   LES Enphants Co., Ltd.                                   1,010,479     681,654       0.0%
#   Lextar Electronics Corp.                                 1,726,000   1,689,665       0.0%
#*  Li Peng Enterprise Co., Ltd.                             2,998,525   1,402,792       0.0%
#   Lian HWA Food Corp.                                        391,788     507,190       0.0%
    Lien Hwa Industrial Corp.                                3,152,809   1,994,899       0.0%
    Lingsen Precision Industries, Ltd.                       2,230,490   1,471,881       0.0%
    Lite-On Semiconductor Corp.                              1,702,000   1,250,172       0.0%
    Lite-On Technology Corp.                                 8,191,123  12,530,544       0.1%
    Long Bon International Co., Ltd.                         1,966,875   1,223,230       0.0%
    Long Chen Paper Co., Ltd.                                2,920,380   1,277,642       0.0%
#   Longwell Co.                                               627,000     830,541       0.0%
    Lotes Co., Ltd.                                            372,920   1,212,685       0.0%
*   Lucky Cement Corp.                                         977,000     281,755       0.0%
#   Lumax International Corp., Ltd.                            493,140   1,167,998       0.0%
#   Lung Yen Life Service Corp.                                421,000   1,146,726       0.0%
#   Macroblock, Inc.                                           182,000     477,660       0.0%
#*  Macronix International                                  23,266,994   5,487,440       0.1%
#   MacroWell OMG Digital Entertainment Co., Ltd.              130,000     364,995       0.0%
#   Mag Layers Scientific-Technics Co., Ltd.                    98,413     129,558       0.0%
#   Makalot Industrial Co., Ltd.                               558,430   2,936,534       0.0%
#   Marketech International Corp.                              720,000     522,714       0.0%
    Masterlink Securities Corp.                              6,270,000   2,048,091       0.0%
    Mayer Steel Pipe Corp.                                     818,905     371,470       0.0%
#   Maywufa Co., Ltd.                                          178,462      87,762       0.0%
#   MediaTek, Inc.                                           2,003,823  31,399,874       0.2%
#*  Medigen Biotechnology Corp.                                 90,955   1,095,883       0.0%
    Mega Financial Holding Co., Ltd.                        29,350,480  22,470,188       0.2%
#   Meiloon Industrial Co.                                     497,721     293,738       0.0%
    Mercuries & Associates, Ltd.                             1,668,125   1,105,155       0.0%
#*  Mercuries Life Insurance Co., Ltd.                         309,000     173,030       0.0%
    Merida Industry Co., Ltd.                                  529,513   3,550,065       0.0%
#   Merry Electronics Co., Ltd.                                978,661   5,321,171       0.1%
    Micro-Star International Co., Ltd.                       4,720,465   5,173,291       0.1%
#*  Microbio Co., Ltd.                                       1,660,358   1,696,336       0.0%
#*  Microelectronics Technology, Inc.                        1,389,448     740,469       0.0%
#   Microlife Corp.                                            238,100     646,363       0.0%
#   MIN AIK Technology Co., Ltd.                               624,562   3,384,830       0.0%
    Mirle Automation Corp.                                     921,923     838,136       0.0%
#*  Mitac Holdings Corp.                                     2,995,568   2,423,772       0.0%
#   Mobiletron Electronics Co., Ltd.                           326,000     491,054       0.0%
*   Mosel Vitelic, Inc.                                      2,204,758     438,933       0.0%
#*  Motech Industries, Inc.                                  1,953,000   3,309,872       0.0%
#   MPI Corp.                                                  423,000   1,040,337       0.0%
#   Nak Sealing Technologies Corp.                             256,549   1,165,576       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                            ---------- ----------- ---------------
TAIWAN -- (Continued)
#   Namchow Chemical Industrial Co., Ltd.                      712,000 $ 1,372,912       0.0%
#*  Nan Kang Rubber Tire Co., Ltd.                           2,462,197   2,799,171       0.0%
*   Nan Ren Lake Leisure Amusement Co., Ltd.                 1,148,000     462,800       0.0%
    Nan Ya Plastics Corp.                                   11,697,584  25,651,056       0.2%
#*  Nan Ya Printed Circuit Board Corp.                       1,571,211   2,218,618       0.0%
#   Nantex Industry Co., Ltd.                                1,355,233     850,841       0.0%
*   Nanya Technology Corp.                                   1,756,570     288,210       0.0%
#   National Petroleum Co., Ltd.                               736,000     658,112       0.0%
#*  Neo Solar Power Corp.                                    3,490,390   4,144,741       0.1%
#   Netronix, Inc.                                             370,000     965,871       0.0%
    New Asia Construction & Development Corp.                  873,423     226,533       0.0%
#   New Era Electronics Co., Ltd.                              418,000     516,743       0.0%
#*  Newmax Technology Co., Ltd.                                319,916     708,841       0.0%
#   Nexcom International Co., Ltd.                             253,265     229,266       0.0%
#   Nichidenbo Corp.                                           639,880     637,446       0.0%
    Nien Hsing Textile Co., Ltd.                             1,615,093   1,593,700       0.0%
#   Nishoku Technology, Inc.                                   121,000     178,756       0.0%
#   Novatek Microelectronics Corp.                           1,919,000   8,895,399       0.1%
    Nuvoton Technology Corp.                                   378,000     394,551       0.0%
#   O-TA Precision Industry Co., Ltd.                          103,000      71,801       0.0%
#*  Ocean Plastics Co., Ltd.                                 1,000,000   1,341,893       0.0%
*   Oneness Biotech Co., Ltd.                                  168,000     350,346       0.0%
*   Optimax Technology Corp.                                   204,366      35,555       0.0%
#   OptoTech Corp.                                           3,239,713   1,564,419       0.0%
*   Orient Semiconductor Electronics, Ltd.                   2,955,000     834,592       0.0%
#   Oriental Union Chemical Corp.                            3,254,819   3,236,479       0.0%
    Orise Technology Co., Ltd.                                 479,000     864,785       0.0%
#   P-Two Industries, Inc.                                      82,000      37,140       0.0%
    Pacific Construction Co.                                   704,276     208,447       0.0%
#   Pacific Hospital Supply Co., Ltd.                          125,000     323,137       0.0%
*   Pan Jit International, Inc.                              2,040,860     928,342       0.0%
#   Pan-International Industrial Corp.                       2,194,218   1,617,698       0.0%
#   Parade Technologies, Ltd.                                  149,805   1,281,359       0.0%
#   Paragon Technologies Co., Ltd.                             403,626   1,102,740       0.0%
#   PChome Online, Inc.                                        233,197   1,603,253       0.0%
#   Pegatron Corp.                                           8,792,293  13,342,311       0.1%
*   PharmaEngine, Inc.                                         111,438     934,155       0.0%
    Phihong Technology Co., Ltd.                             1,536,048   1,029,308       0.0%
#   Phison Electronics Corp.                                   568,000   3,868,031       0.1%
#   Phoenix Tours International, Inc.                          241,000     399,426       0.0%
#*  Phytohealth Corp.                                          712,878     869,226       0.0%
#*  Pihsiang Machinery Manufacturing Co., Ltd.                 664,000     672,555       0.0%
    Pixart Imaging, Inc.                                       769,000   1,506,997       0.0%
    Plotech Co., Ltd.                                          216,000      86,012       0.0%
#   Polytronics Technology Corp.                               252,408     602,263       0.0%
#   Portwell, Inc.                                             507,000     545,911       0.0%
#   Posiflex Technologies, Inc.                                158,445     824,730       0.0%
    Pou Chen Corp.                                           8,886,005  11,314,425       0.1%
#   Power Mate Technology Co., Ltd.                             43,000      89,565       0.0%
#*  Power Quotient International Co., Ltd.                   1,078,400     500,307       0.0%
*   Powercom Co., Ltd.                                         844,730     131,512       0.0%
#   Powertech Industrial Co., Ltd.                             410,000     293,645       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                            ---------- ----------- ---------------
TAIWAN -- (Continued)
#   Powertech Technology, Inc.                               3,884,580 $ 6,286,921       0.1%
#   Poya Co., Ltd.                                             189,690   1,183,744       0.0%
    President Chain Store Corp.                              1,130,728   8,413,876       0.1%
    President Securities Corp.                               4,402,213   2,415,017       0.0%
#   Prime Electronics Satellitics, Inc.                        834,511     597,296       0.0%
#   Prince Housing & Development Corp.                       5,561,156   2,574,179       0.0%
    Princeton Technology Corp.                                 164,000      56,883       0.0%
    Prodisc Technology, Inc.                                   603,000          --       0.0%
#   Promate Electronic Co., Ltd.                               855,000   1,003,065       0.0%
#   Promise Technology, Inc.                                   699,538     925,879       0.0%
    Protop Technology Co., Ltd.                                148,000          --       0.0%
#*  Qisda Corp.                                             10,855,525   3,528,495       0.0%
#   Qualipoly Chemical Corp.                                   429,000     355,623       0.0%
#   Quanta Computer, Inc.                                    6,228,436  17,089,451       0.1%
    Quanta Storage, Inc.                                     1,294,000   1,617,919       0.0%
#*  Quintain Steel Co., Ltd.                                 1,819,059     402,127       0.0%
#   Radiant Opto-Electronics Corp.                           1,654,692   6,671,329       0.1%
#   Radium Life Tech Co., Ltd.                               3,362,755   2,635,557       0.0%
    Ralec Electronic Corp.                                     126,914     242,929       0.0%
#   Realtek Semiconductor Corp.                              2,083,861   5,949,555       0.1%
#   Rechi Precision Co., Ltd.                                1,412,905   1,518,739       0.0%
#*  Rexon Industrial Corp., Ltd.                                51,559      19,338       0.0%
#   Rich Development Co., Ltd.                               3,015,769   1,419,148       0.0%
    Richtek Technology Corp.                                   651,175   3,741,575       0.0%
#*  Ritek Corp.                                             17,563,268   2,751,760       0.0%
#   Rotam Global Agrosciences, Ltd.                            261,000     467,584       0.0%
#   Roundtop Machinery Industries Co., Ltd.                     50,000      37,450       0.0%
#   Ruentex Development Co., Ltd.                            2,161,889   3,831,261       0.1%
#   Ruentex Engineering & Construction Co.                     243,000     563,441       0.0%
#   Ruentex Industries, Ltd.                                 1,887,779   4,489,560       0.1%
#   Run Long Construction Co., Ltd.                            419,000     401,274       0.0%
    Sampo Corp.                                              3,502,119   1,346,813       0.0%
#   San Fang Chemical Industry Co., Ltd.                       750,678     734,588       0.0%
    San Shing Fastech Corp.                                    284,500     831,837       0.0%
#   Sanyang Industry Co., Ltd.                               3,578,802   3,277,196       0.0%
#   SCI Pharmtech, Inc.                                        214,583     469,472       0.0%
#   Scientech Corp.                                            206,000     384,418       0.0%
#   ScinoPharm Taiwan, Ltd.                                    617,760   1,681,710       0.0%
    SDI Corp.                                                  674,000     999,005       0.0%
    Sea Sonic Electronics Co., Ltd.                             47,000      85,887       0.0%
#   Senao International Co., Ltd.                              327,547     862,768       0.0%
#   Sercomm Corp.                                            1,068,000   2,153,705       0.0%
#   Sesoda Corp.                                               752,812     784,948       0.0%
    Shan-Loong Transportation Co., Ltd.                        150,247     129,124       0.0%
    Sheng Yu Steel Co., Ltd.                                   699,000     523,567       0.0%
#   ShenMao Technology, Inc.                                   483,450     646,656       0.0%
#   Shih Her Technologies, Inc.                                254,000     605,928       0.0%
    Shih Wei Navigation Co., Ltd.                            1,235,887     831,803       0.0%
    Shihlin Electric & Engineering Corp.                     1,441,787   1,742,944       0.0%
*   Shihlin Paper Corp.                                        456,000     646,011       0.0%
    Shin Hai Gas Corp.                                           7,364      10,376       0.0%
#   Shin Kong Financial Holding Co., Ltd.                   35,839,032  10,855,164       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                            ---------- ----------- ---------------
TAIWAN -- (Continued)
    Shin Shin Natural Gas Co.                                    9,480 $    10,446       0.0%
    Shin Zu Shing Co., Ltd.                                    714,245   1,938,904       0.0%
*   Shining Building Business Co., Ltd.                      1,218,019     973,552       0.0%
    Shinkong Insurance Co., Ltd.                             1,455,784   1,131,817       0.0%
#   Shinkong Synthetic Fibers Corp.                          9,548,844   3,074,382       0.0%
#   Shinkong Textile Co., Ltd.                                 867,169   1,093,377       0.0%
#   Shiny Chemical Industrial Co., Ltd.                        289,000     508,594       0.0%
    Shuttle, Inc.                                            1,640,000     642,229       0.0%
    Sigurd Microelectronics Corp.                            2,210,877   2,201,252       0.0%
#*  Silicon Integrated Systems Corp.                         3,257,233     926,027       0.0%
    Silicon Power Computer & Communications, Inc.              303,000     413,563       0.0%
    Siliconware Precision Industries Co.                     7,566,492  11,211,788       0.1%
    Siliconware Precision Industries Co. Sponsored ADR         456,091   3,384,195       0.0%
#   Silitech Technology Corp.                                  800,742   1,085,350       0.0%
    Simplo Technology Co., Ltd.                              1,027,800   5,354,395       0.1%
#   Sinbon Electronics Co., Ltd.                             1,176,000   1,753,484       0.0%
    Sincere Navigation Corp.                                 1,904,370   1,658,492       0.0%
    Singatron Enterprise Co., Ltd.                             373,000     195,560       0.0%
*   Sinkang Industries Co., Ltd.                               177,866      70,208       0.0%
    Sinmag Equipment Corp.                                     155,455     866,062       0.0%
#*  Sino-American Silicon Products, Inc.                     3,213,000   5,391,184       0.1%
#   Sinon Corp.                                              2,189,740   1,280,071       0.0%
    SinoPac Financial Holdings Co., Ltd.                    29,564,621  13,197,050       0.1%
#   Sinphar Pharmaceutical Co., Ltd.                           631,043   1,069,386       0.0%
#   Sinyi Realty Co.                                           716,935   1,278,346       0.0%
#   Sirtec International Co., Ltd.                             691,000   1,257,122       0.0%
#   Sitronix Technology Corp.                                  660,774   1,311,833       0.0%
*   Siward Crystal Technology Co., Ltd.                        853,705     496,586       0.0%
#   Soft-World International Corp.                             580,000   2,013,650       0.0%
    Solar Applied Materials Technology Co.                   1,770,084   1,573,662       0.0%
#*  Solartech Energy Corp.                                   2,002,062   1,504,504       0.0%
    Solomon Technology Corp.                                   253,763     162,304       0.0%
#*  Solytech Enterprise Corp.                                1,152,676     389,639       0.0%
    Sonix Technology Co., Ltd.                                 758,000   1,425,712       0.0%
    Southeast Cement Co., Ltd.                               1,110,000     588,920       0.0%
    Spirox Corp.                                               225,145     108,060       0.0%
#   Sporton International, Inc.                                265,710   1,169,673       0.0%
#   St Shine Optical Co., Ltd.                                 173,000   3,673,006       0.0%
#   Standard Chemical & Pharmaceutical Co., Ltd.               485,040     657,939       0.0%
#   Standard Foods Corp.                                       761,010   2,093,696       0.0%
#   Stark Technology, Inc.                                     709,400     682,871       0.0%
#   Sunonwealth Electric Machine Industry Co., Ltd.            698,001     539,290       0.0%
#*  Sunplus Technology Co., Ltd.                             2,039,153     774,899       0.0%
#   Sunrex Technology Corp.                                    933,351     416,647       0.0%
#   Sunspring Metal Corp.                                      278,000     563,123       0.0%
    Super Dragon Technology Co., Ltd.                          262,330     179,173       0.0%
#   Supreme Electronics Co., Ltd.                              987,875     541,854       0.0%
#   Swancor Ind Co., Ltd.                                      208,000     783,383       0.0%
    Sweeten Construction Co., Ltd.                             810,470     528,130       0.0%
    Syncmold Enterprise Corp.                                  673,000   1,170,742       0.0%
#   Synmosa Biopharma Corp.                                    247,170     325,706       0.0%
    Synnex Technology International Corp.                    5,661,745   8,811,125       0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                              SHARES     VALUE++    OF NET ASSETS**
                                                            ---------- ------------ ---------------
TAIWAN -- (Continued)
    Sysage Technology Co., Ltd.                                406,350 $    489,785       0.0%
    Systex Corp.                                                87,293      172,852       0.0%
    T-Mac Techvest PCB Co., Ltd.                               115,000       85,680       0.0%
    TA Chen Stainless Pipe                                   3,638,805    2,026,471       0.0%
*   Ta Chong Bank, Ltd.                                     10,331,990    3,442,731       0.0%
#*  Ta Chong Securities Co., Ltd.                              525,000      176,361       0.0%
    Ta Ya Electric Wire & Cable                              2,775,520      677,112       0.0%
#   Ta Yih Industrial Co., Ltd.                                 87,000      245,887       0.0%
    TA-I Technology Co., Ltd.                                  876,961      483,901       0.0%
    Tah Hsin Industrial Co., Ltd.                              507,000      482,403       0.0%
    TAI Roun Products Co., Ltd.                                263,000       88,464       0.0%
#   Tai Tung Communication Co., Ltd.                           341,056      579,970       0.0%
#   Taichung Commercial Bank                                11,749,659    3,914,515       0.1%
#   TaiDoc Technology Corp.                                    208,000      615,792       0.0%
#   Taiflex Scientific Co., Ltd.                               852,000    1,656,166       0.0%
#   Taimide Tech, Inc.                                         402,000      416,966       0.0%
#   Tainan Enterprises Co., Ltd.                               730,289      773,013       0.0%
#   Tainan Spinning Co., Ltd.                                6,247,963    4,203,655       0.1%
    Taishin Financial Holding Co., Ltd.                     35,653,646   16,193,855       0.1%
#*  Taisun Enterprise Co., Ltd.                              1,747,578      740,876       0.0%
#*  Taita Chemical Co., Ltd.                                 1,184,609      398,641       0.0%
#   Taiwan Acceptance Corp.                                    375,000      950,832       0.0%
*   Taiwan Business Bank                                    17,802,363    5,194,365       0.1%
    Taiwan Calsonic Co., Ltd.                                   30,000       26,874       0.0%
    Taiwan Cement Corp.                                     11,831,350   18,799,271       0.2%
#   Taiwan Chinsan Electronic Industrial Co., Ltd.             437,000      841,195       0.0%
    Taiwan Cogeneration Corp.                                1,743,657    1,157,909       0.0%
    Taiwan Cooperative Financial Holding Co., Ltd.          23,983,096   12,758,222       0.1%
#   Taiwan FamilyMart Co., Ltd.                                 95,000      661,557       0.0%
    Taiwan Fertilizer Co., Ltd.                              3,492,000    6,948,990       0.1%
    Taiwan Fire & Marine Insurance Co.                         986,880      767,343       0.0%
    Taiwan Flourescent Lamp Co., Ltd.                          119,000           --       0.0%
#   Taiwan FU Hsing Industrial Co., Ltd.                       761,000      784,004       0.0%
    Taiwan Glass Industry Corp.                              4,073,895    3,729,619       0.0%
#   Taiwan Hon Chuan Enterprise Co., Ltd.                    1,341,359    2,766,980       0.0%
#   Taiwan Hopax Chemicals Manufacturing Co., Ltd.             945,000      765,950       0.0%
    Taiwan Kolin Co., Ltd.                                     508,000           --       0.0%
#*  Taiwan Land Development Corp.                            4,349,110    1,600,249       0.0%
*   Taiwan Life Insurance Co., Ltd.                          2,226,695    1,713,237       0.0%
    Taiwan Line Tek Electronic                                 384,871      365,281       0.0%
    Taiwan Mask Corp.                                        1,011,050      345,018       0.0%
    Taiwan Mobile Co., Ltd.                                  2,538,900    8,195,221       0.1%
    Taiwan Navigation Co., Ltd.                                989,720      728,185       0.0%
#   Taiwan Paiho, Ltd.                                       1,564,152    2,056,290       0.0%
#   Taiwan PCB Techvest Co., Ltd.                            1,321,816    1,881,418       0.0%
#   Taiwan Prosperity Chemical Corp.                           880,000      861,183       0.0%
#*  Taiwan Pulp & Paper Corp.                                2,228,260      838,095       0.0%
#   Taiwan Sakura Corp.                                      1,395,304    1,001,645       0.0%
#   Taiwan Sanyo Electric Co., Ltd.                            424,650      483,976       0.0%
    Taiwan Secom Co., Ltd.                                     964,932    2,446,280       0.0%
#   Taiwan Semiconductor Co., Ltd.                           1,372,000    1,514,229       0.0%
    Taiwan Semiconductor Manufacturing Co., Ltd.            40,714,652  159,982,333       1.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                            ---------- ----------- ---------------
TAIWAN -- (Continued)
#   Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored
      ADR                                                      964,975 $19,395,997       0.2%
    Taiwan Sogo Shin Kong SEC                                1,115,407   1,509,201       0.0%
#*  Taiwan Styrene Monomer                                   2,640,242   1,485,412       0.0%
    Taiwan Surface Mounting Technology Co., Ltd.             1,235,162   1,847,153       0.0%
#*  Taiwan TEA Corp.                                         3,953,896   2,452,346       0.0%
#   Taiwan Union Technology Corp.                            1,122,000   1,096,485       0.0%
    Taiyen Biotech Co., Ltd.                                 1,057,910     900,750       0.0%
*   Tang Eng Iron Works Co., Ltd.                               23,000      20,743       0.0%
*   Tatung Co., Ltd.                                        13,444,588   4,260,604       0.1%
#   Te Chang Construction Co., Ltd.                            462,860     466,521       0.0%
    Teco Electric and Machinery Co., Ltd.                    8,707,000   9,468,508       0.1%
*   Tecom Co., Ltd.                                            408,000      42,016       0.0%
#*  Tekcore Co., Ltd.                                          359,000     169,304       0.0%
    Ten Ren Tea Co., Ltd.                                      180,170     289,471       0.0%
    Test Research, Inc.                                        944,370   1,585,211       0.0%
    Test-Rite International Co., Ltd.                        1,607,166   1,154,075       0.0%
#   Tex-Ray Industrial Co., Ltd.                               651,000     289,514       0.0%
#   ThaiLin Semiconductor Corp.                                856,000     594,487       0.0%
    Thinking Electronic Industrial Co., Ltd.                   471,058     781,630       0.0%
    Thye Ming Industrial Co., Ltd.                             939,992   1,083,327       0.0%
    TNC Industrial Corp., Ltd.                                  71,000      41,179       0.0%
#   Ton Yi Industrial Corp.                                  3,340,300   3,559,006       0.0%
#   Tong Hsing Electronic Industries, Ltd.                     607,534   3,266,389       0.0%
    Tong Yang Industry Co., Ltd.                             2,058,341   2,954,208       0.0%
    Tong-Tai Machine & Tool Co., Ltd.                        1,195,210   1,210,553       0.0%
    Topco Scientific Co., Ltd.                                 839,010   1,567,182       0.0%
#   Topco Technologies Corp.                                   196,000     501,065       0.0%
#   Topoint Technology Co., Ltd.                               882,771     633,949       0.0%
#   Toung Loong Textile Manufacturing                          327,000     936,081       0.0%
#   Trade-Van Information Services Co.                         334,000     287,995       0.0%
#   Transasia Airways Corp.                                    791,000     307,818       0.0%
#   Transcend Information, Inc.                                640,870   2,116,934       0.0%
    Tripod Technology Corp.                                  2,047,660   4,036,036       0.1%
    Tsann Kuen Enterprise Co., Ltd.                            553,441     782,377       0.0%
#   TSC Auto ID Technology Co., Ltd.                            65,000     528,316       0.0%
    TSRC Corp.                                               1,850,147   2,716,829       0.0%
#   Ttet Union Corp.                                           221,000     555,798       0.0%
#   TTFB Co., Ltd.                                              25,000     246,221       0.0%
#   TTY Biopharm Co., Ltd.                                     648,539   2,030,151       0.0%
#   Tung Ho Steel Enterprise Corp.                           5,229,645   4,463,708       0.1%
    Tung Ho Textile Co., Ltd.                                  561,000     180,400       0.0%
#   Tung Thih Electronic Co., Ltd.                             268,848   1,099,643       0.0%
#   TURVO International Co., Ltd.                              119,000     543,603       0.0%
#   TXC Corp.                                                1,580,762   2,283,995       0.0%
*   TYC Brother Industrial Co., Ltd.                         1,065,333     676,190       0.0%
#*  Tycoons Group Enterprise                                 2,870,121     508,812       0.0%
*   Tyntek Corp.                                             2,097,419     707,888       0.0%
    TZE Shin International Co., Ltd.                           243,662      90,098       0.0%
    U-Ming Marine Transport Corp.                            1,823,200   3,070,159       0.0%
*   U-Tech Media Corp.                                         250,000      58,988       0.0%
#   Ubright Optronics Corp.                                    207,000     492,085       0.0%
    Uni-President Enterprises Corp.                         12,746,238  21,579,350       0.2%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                            ---------- ----------- ---------------
TAIWAN -- (Continued)
    Unic Technology Corp.                                      245,439 $    99,724       0.0%
#   Unimicron Technology Corp.                               8,495,563   7,231,169       0.1%
#*  Union Bank Of Taiwan                                     3,821,592   1,361,430       0.0%
#*  Union Insurance Co., Ltd.                                  309,397     200,389       0.0%
    Unitech Computer Co., Ltd.                                 390,365     210,312       0.0%
*   Unitech Printed Circuit Board Corp.                      3,194,921   1,246,292       0.0%
    United Integrated Services Co., Ltd.                     1,168,800   1,277,416       0.0%
#   United Microelectronics Corp.                           54,371,441  23,706,769       0.2%
#   Unity Opto Technology Co., Ltd.                          1,734,276   2,144,238       0.0%
#   Universal Cement Corp.                                   2,363,773   2,264,551       0.0%
#*  Unizyx Holding Corp.                                     2,402,496   1,333,783       0.0%
    UPC Technology Corp.                                     4,370,471   1,941,727       0.0%
#   Userjoy Technology Co., Ltd.                               107,000     217,815       0.0%
    USI Corp.                                                4,099,557   2,594,745       0.0%
    Vanguard International Semiconductor Corp.               2,757,000   3,778,163       0.0%
#   Ve Wong Corp.                                              692,524     529,855       0.0%
#*  Via Technologies, Inc.                                     527,549     379,822       0.0%
#   Viking Tech Corp.                                          220,464     195,676       0.0%
#   Visual Photonics Epitaxy Co., Ltd.                       1,220,966   1,300,034       0.0%
#   Vivotek, Inc.                                              202,390     974,622       0.0%
#*  Wafer Works Corp.                                        2,105,000   1,076,978       0.0%
    Wah Hong Industrial Corp.                                  327,280     332,783       0.0%
    Wah Lee Industrial Corp.                                 1,067,000   2,042,430       0.0%
*   Walsin Lihwa Corp.                                      21,910,307   7,197,539       0.1%
*   Walsin Technology Corp.                                  3,520,551   1,051,692       0.0%
*   Walton Advanced Engineering, Inc.                        1,725,662     716,299       0.0%
    Wan Hai Lines, Ltd.                                      4,495,026   2,243,024       0.0%
    WAN HWA Enterprise Co.                                     451,575     220,137       0.0%
    Waterland Financial Holdings Co., Ltd.                   5,971,594   1,872,120       0.0%
    Ways Technical Corp., Ltd.                                 460,000     722,596       0.0%
*   WEI Chih Steel Industrial Co., Ltd.                        383,000      60,947       0.0%
#   Wei Chuan Foods Corp.                                    1,529,000   2,275,005       0.0%
*   Wei Mon Industry Co., Ltd.                               2,067,674     654,930       0.0%
    Weikeng Industrial Co., Ltd.                             1,049,450     826,143       0.0%
#   Well Shin Technology Co., Ltd.                             395,443     723,970       0.0%
    Weltrend Semiconductor                                     346,848     320,545       0.0%
    Wha Yu Industrial Co., Ltd.                                 59,000      31,634       0.0%
#   Win Semiconductors Corp.                                 3,201,000   2,861,770       0.0%
#*  Winbond Electronics Corp.                               19,099,000   5,755,506       0.1%
#*  Wintek Corp.                                            11,489,754   3,850,851       0.1%
#   Wisdom Marine Lines Co., Ltd.                            1,130,190   1,359,234       0.0%
#   Wistron Corp.                                           11,994,746  10,022,856       0.1%
    Wistron NeWeb Corp.                                      1,218,194   2,846,364       0.0%
    WPG Holdings, Ltd.                                       6,300,041   7,750,485       0.1%
#   WT Microelectronics Co., Ltd.                            1,866,836   2,549,077       0.0%
    WUS Printed Circuit Co., Ltd.                            1,704,000     905,684       0.0%
#   X-Legend Entertainment Co., Ltd.                            87,500     474,801       0.0%
#   XAC Automation Corp.                                       371,000     547,944       0.0%
#   Xxentria Technology Materials Corp.                        650,000   1,840,501       0.0%
#   Yageo Corp.                                              8,859,800   4,218,743       0.1%
*   Yang Ming Marine Transport Corp.                         9,510,157   3,894,938       0.1%
#   YC Co., Ltd.                                             2,097,650   1,525,568       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                              SHARES      VALUE++     OF NET ASSETS**
                                                            ---------- -------------- ---------------
TAIWAN -- (Continued)
    YC INOX Co., Ltd.                                        2,002,691 $    1,859,730       0.0%
#   YeaShin International Development Co., Ltd.              1,086,282        764,413       0.0%
#   Yeong Guan Energy Technology Group Co., Ltd.               233,000      1,029,438       0.0%
#   YFY, Inc.                                                7,993,997      3,524,352       0.0%
#*  Yi Jinn Industrial Co., Ltd.                             1,304,020        367,484       0.0%
*   Yieh Phui Enterprise Co., Ltd.                           6,076,789      1,878,663       0.0%
#   Yonyu Plastics Co., Ltd                                    264,000        332,806       0.0%
#   Young Fast Optoelectronics Co., Ltd.                       836,137        813,757       0.0%
#   Young Optics, Inc.                                         375,214        744,820       0.0%
#   Youngtek Electronics Corp.                                 589,786      1,252,130       0.0%
    Yuanta Financial Holding Co., Ltd.                      36,467,563     18,204,032       0.2%
    Yufo Electronics Co., Ltd.                                 108,000         70,844       0.0%
#   Yulon Motor Co., Ltd.                                    4,475,715      6,964,746       0.1%
    Yung Chi Paint & Varnish Manufacturing Co., Ltd.           356,350        944,980       0.0%
#   Yungshin Construction & Development Co.                    160,000        407,841       0.0%
#   YungShin Global Holding Corp.                              758,000      1,390,137       0.0%
#   Yungtay Engineering Co., Ltd.                            1,524,000      4,496,353       0.1%
#   Zeng Hsing Industrial Co., Ltd.                            272,974      1,539,808       0.0%
#   Zenitron Corp.                                           1,098,000        649,359       0.0%
#   Zhen Ding Technology Holding, Ltd.                         907,150      2,634,375       0.0%
*   Zig Sheng Industrial Co., Ltd.                           2,833,638        864,687       0.0%
    Zinwell Corp.                                            1,711,979      1,760,807       0.0%
#   Zippy Technology Corp.                                     565,028      1,033,584       0.0%
#   ZongTai Real Estate Development Co., Ltd.                  365,150        320,409       0.0%
                                                                       --------------      ----
TOTAL TAIWAN                                                            2,068,871,446      14.5%
                                                                       --------------      ----
THAILAND -- (2.8%)
    AAPICO Hitech PCL                                          751,080        341,189       0.0%
    Advanced Info Service PCL                                1,845,809     13,803,640       0.1%
    Airports of Thailand PCL                                 1,357,500      8,180,238       0.1%
*   AJ Plast PCL                                             1,550,300        476,684       0.0%
    Amarin Printing & Publishing PCL                            46,970         23,949       0.0%
    Amata Corp. PCL                                          2,960,700      1,436,434       0.0%
    AP Thailand PCL                                          7,499,160      1,320,927       0.0%
*   Asia Green Energy PCL                                    2,318,500        176,252       0.0%
    Asia Plus Securities PCL(B081WP3)                        4,269,200        461,749       0.0%
    Asia Plus Securities PCL(B081Z10)                        1,260,100        136,290       0.0%
    Asian Insulators PCL                                     1,399,700        532,024       0.0%
    Bangchak Petroleum PCL (The)                             3,745,000      3,703,337       0.0%
    Bangkok Aviation Fuel Services PCL                       1,110,054      1,080,553       0.0%
    Bangkok Bank PCL(6368360)                                1,415,100      8,243,089       0.1%
    Bangkok Bank PCL(6077019)                                1,321,500      7,718,279       0.1%
    Bangkok Chain Hospital PCL                               6,492,050      1,474,554       0.0%
    Bangkok Dusit Medical Services PCL                      16,747,000      7,659,320       0.1%
    Bangkok Expressway PCL                                   2,235,400      2,365,960       0.0%
    Bangkok Insurance PCL                                       14,840        158,214       0.0%
    Bangkok Land PCL(6712912)                               59,874,100      3,015,908       0.0%
    Bangkok Land PCL(6712893)                                2,802,700        141,174       0.0%
    Bangkok Life Assurance PCL                               1,762,000      3,852,333       0.0%
*   Bangkok Metro PCL                                       46,673,408      1,298,086       0.0%
    Banpu PCL                                                6,025,740      5,586,286       0.1%
    BEC World PCL                                            1,840,100      3,113,272       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                              SHARES      VALUE++   OF NET ASSETS**
                                                            ----------- ----------- ---------------
THAILAND -- (Continued)
    Berli Jucker PCL                                          2,153,500 $ 3,177,677       0.0%
    Big C Supercenter PCL(6763932)                              304,900   1,790,204       0.0%
    Big C Supercenter PCL(6368434)                              604,100   3,546,941       0.0%
    Bumrungrad Hospital PCL                                     988,000   2,992,089       0.0%
    Cal-Comp Electronics Thailand PCL                        11,187,592     891,965       0.0%
    Central Pattana PCL                                       4,269,700   5,970,455       0.1%
    Central Plaza Hotel PCL                                   2,601,800   2,492,454       0.0%
    CH Karnchang PCL                                          3,834,700   2,192,273       0.0%
    Charoen Pokphand Foods PCL                               11,374,300   9,490,300       0.1%
    Charoong Thai Wire & Cable PCL                            1,034,400     295,680       0.0%
    Christiani & Nielsen Thai                                   692,700     110,241       0.0%
    Country Group Securities PCL                              4,415,811     186,949       0.0%
    CP ALL PCL                                                5,692,100   7,387,769       0.1%
    CS Loxinfo PCL                                            1,201,900     382,558       0.0%
    Delta Electronics Thailand PCL                            2,342,000   4,125,278       0.1%
    Demco PCL                                                 1,623,800     456,631       0.0%
    Dhipaya Insurance PCL                                       250,200     313,137       0.0%
    Diamond Building Products PCL                             1,880,400     351,558       0.0%
    DSG International Thailand PCL                            1,731,900     610,125       0.0%
    Dynasty Ceramic PCL                                         568,800     922,806       0.0%
    Eastern Water Resources Development and Management PCL    2,896,900     984,731       0.0%
    Electricity Generating PCL(6304643)                         565,000   2,295,967       0.0%
    Electricity Generating PCL(6368553)                         161,000     654,249       0.0%
    Erawan Group PCL (The)                                    6,605,800     779,795       0.0%
*   Esso Thailand PCL                                         9,460,100   1,827,121       0.0%
*   G J Steel PCL                                           100,918,450     187,117       0.0%
*   G Steel PCL                                              22,734,200     105,381       0.0%
    GFPT PCL                                                  3,238,222   1,410,968       0.0%
    Glow Energy PCL                                           2,009,900   4,829,101       0.1%
*   GMM Grammy PCL                                            1,256,460     636,772       0.0%
*   Golden Land Property Development PCL(6368586)               816,400     180,385       0.0%
*   Golden Land Property Development PCL(6375296)               664,800     146,889       0.0%
    Grand Canal Land PCL                                      3,924,900     422,084       0.0%
*   Grande Asset Hotels & Property PCL                          886,200      44,912       0.0%
    Gunkul Engineering PCL                                    1,881,200     784,802       0.0%
    Hana Microelectronics PCL                                 2,224,857   2,217,294       0.0%
    Hemaraj Land and Development PCL(6710046)                   374,400      41,189       0.0%
    Hemaraj Land and Development PCL(6710165)                21,216,200   2,334,044       0.0%
    Home Product Center PCL                                  11,862,019   3,280,750       0.0%
    ICC International PCL                                        51,000      62,253       0.0%
    Indorama Ventures PCL                                     9,285,000   6,828,894       0.1%
    Intouch Holdings PCL                                        449,800   1,084,190       0.0%
    IRPC PCL                                                 46,980,290   5,342,629       0.1%
*   Italian-Thai Development PCL                             11,803,719   1,342,327       0.0%
*   ITV PCL                                                     183,700          --       0.0%
    Jasmine International PCL                                 9,828,400   2,520,881       0.0%
    Jay Mart PCL                                              1,275,375     595,122       0.0%
    Jubilee Enterprise PCL                                       71,100      58,774       0.0%
    Kang Yong Electric PCL                                          500       4,342       0.0%
    Kasikornbank PCL(6888794)                                 1,478,800   8,979,734       0.1%
    Kasikornbank PCL(6364766)                                 2,289,500  13,548,803       0.1%
    KCE Electronics PCL                                       1,292,282   1,397,709       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                            ---------- ----------- ---------------
THAILAND -- (Continued)
    KGI Securities Thailand PCL                              5,950,300 $   533,247       0.0%
    Khon Kaen Sugar Industry PCL                             3,669,100   1,587,373       0.0%
    Kiatnakin Bank PCL                                       2,548,607   3,386,591       0.0%
    Krung Thai Bank PCL                                     26,958,075  15,078,528       0.1%
    Krungthai Card PCL                                         115,200     128,158       0.0%
    Laguna Resorts & Hotels PCL                                 10,800      10,346       0.0%
    Lam Soon Thailand PCL                                      354,600      45,147       0.0%
    Land and Houses PCL(6581930)                             3,326,700   1,038,309       0.0%
    Land and Houses PCL(6581941)                            11,949,400   3,655,719       0.0%
    Lanna Resources PCL                                      1,396,150     556,562       0.0%
    LH Financial Group PCL                                   5,240,926     291,522       0.0%
    Loxley PCL                                               6,053,168     748,228       0.0%
    LPN Development PCL(B00PXK5)                               301,300     162,009       0.0%
    LPN Development PCL(B00Q643)                             2,768,800   1,488,786       0.0%
    Major Cineplex Group PCL                                 2,046,000   1,213,943       0.0%
    Maybank Kim Eng Securities Thailand PCL                    188,700     124,206       0.0%
    MBK PCL                                                  3,601,000   1,691,446       0.0%
    MCOT PCL                                                 1,296,800   1,142,114       0.0%
    Minor International PCL                                  6,092,561   4,631,551       0.1%
    Modernform Group PCL                                       333,600      96,905       0.0%
    Muang Thai Insurance PCL                                     1,300       4,339       0.0%
    Muramoto Electron Thailand PCL                               7,400      56,483       0.0%
    Nation Multimedia Group PCL                              8,227,000     350,842       0.0%
*   Natural Park PCL                                        38,391,200      71,183       0.0%
    Nava Nakorn PCL                                            405,800      27,588       0.0%
    Noble Development PCL                                       56,100      20,110       0.0%
*   Padaeng Industry PCL                                       192,800      81,624       0.0%
    Polyplex Thailand PCL                                    2,084,400     640,908       0.0%
    Precious Shipping PCL                                    2,686,400   2,282,942       0.0%
    Premier Marketing PCL                                      166,800      47,937       0.0%
    President Bakery PCL                                         1,800       2,434       0.0%
    Property Perfect PCL                                    16,937,200     491,995       0.0%
    Pruksa Real Estate PCL                                   5,612,600   3,885,112       0.1%
    PTT Exploration & Production PCL                         4,504,769  22,203,667       0.2%
    PTT Global Chemical PCL                                  6,530,911  14,076,979       0.1%
    PTT PCL                                                  3,219,880  31,144,080       0.2%
    Quality Houses PCL                                      21,293,175   2,145,110       0.0%
*   Raimon Land PCL                                          8,668,600     433,966       0.0%
    Ratchaburi Electricity Generating Holding PCL(6294249)   1,262,300   2,077,178       0.0%
    Ratchaburi Electricity Generating Holding PCL(6362771)     737,200   1,213,100       0.0%
*   Regional Container Lines PCL                             1,777,100     345,974       0.0%
    Robinson Department Store PCL                            1,541,700   2,405,929       0.0%
    Rojana Industrial Park PCL                               3,591,000     798,986       0.0%
    RS PCL                                                   2,153,800     562,411       0.0%
    Saha-Union PCL                                             630,900     735,985       0.0%
*   Sahaviriya Steel Industries PCL                         56,963,780     633,713       0.0%
    Samart Corp. PCL                                         2,335,000   1,486,434       0.0%
    Samart I-Mobile PCL                                      8,122,900     853,457       0.0%
    Samart Telcoms PCL                                       1,474,400     728,999       0.0%
    Sansiri PCL                                             25,513,464   1,505,894       0.0%
    SC Asset Corp PCL                                       10,912,037   1,159,994       0.0%
    Siam Cement PCL (The)(6609906)                             129,300   1,742,114       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                              SHARES     VALUE++   OF NET ASSETS**
                                                            ---------- ----------- ---------------
THAILAND -- (Continued)
    Siam Cement PCL (The)(6609928)                             526,000 $ 7,054,512       0.1%
    Siam City Cement PCL(6806387)                              324,300   3,868,350       0.0%
    Siam City Cement PCL(6363194)                               19,700     234,988       0.0%
    Siam Commercial Bank PCL (The)                           3,359,869  17,183,508       0.1%
*   Siam Commercial Samaggi Insurance PCL (The)                 38,300      32,252       0.0%
    Siam Future Development PCL                              3,968,588     686,777       0.0%
    Siam Global House PCL                                    5,125,905   2,138,434       0.0%
    Siamgas & Petrochemicals PCL                             2,441,200   1,569,127       0.0%
    Singer Thailand PCL                                         56,400      29,978       0.0%
    Sino Thai Engineering & Construction PCL                 3,015,571   1,733,301       0.0%
    SNC Former PCL                                             472,000     246,502       0.0%
    Somboon Advance Technology PCL                           1,197,625     640,263       0.0%
*   SPCG PCL                                                 1,621,200   1,062,096       0.0%
    Sri Ayudhya Capital PCL                                    193,100     168,575       0.0%
    Sri Trang Agro-Industry PCL                              3,601,400   1,647,117       0.0%
    Srithai Superware PCL                                      797,500     622,277       0.0%
*   Stars Microelectronics Thailand PCL                        663,900     145,664       0.0%
    STP & I PCL                                              2,912,112   1,916,810       0.0%
    Supalai PCL                                              3,937,200   2,372,540       0.0%
    Susco PCL                                                2,397,300     228,173       0.0%
    SVI PCL                                                  4,661,828     633,870       0.0%
    Symphony Communication PCL                                 351,700     194,544       0.0%
*   Tata Steel Thailand PCL                                 12,546,700     302,424       0.0%
*   Thai Airways International PCL                           6,059,937   2,434,462       0.0%
    Thai Carbon Black PCL                                      157,300     130,030       0.0%
    Thai Central Chemical PCL                                  192,400     162,018       0.0%
    Thai Factory Development PCL                             1,959,380     414,764       0.0%
    Thai Metal Trade PCL                                       396,500     127,429       0.0%
    Thai Oil PCL                                             3,835,000   6,192,174       0.1%
    Thai Rayon PCL                                              20,400      21,907       0.0%
*   Thai Reinsurance PCL                                     1,452,466     145,426       0.0%
    Thai Rung Union Car PCL                                    439,000      94,285       0.0%
    Thai Stanley Electric PCL(B01GKK6)                         150,500     990,621       0.0%
    Thai Stanley Electric PCL(B01GKM8)                           5,600      36,860       0.0%
    Thai Union Frozen Products PCL                           2,109,590   4,563,390       0.1%
    Thai Vegetable Oil PCL                                   2,047,125   1,511,937       0.0%
    Thai-German Ceramic Industry PCL                         2,362,200     226,292       0.0%
    Thaicom PCL                                              2,119,000   2,652,024       0.0%
    Thanachart Capital PCL                                   3,772,300   4,050,909       0.1%
    Thitikorn PCL                                              738,400     227,042       0.0%
*   Thoresen Thai Agencies PCL                               3,773,000   2,413,507       0.0%
    Ticon Industrial Connection PCL                          2,395,687   1,184,518       0.0%
    Tipco Asphalt PCL                                          592,100   1,001,776       0.0%
*   TIPCO Foods PCL                                          1,182,000     290,386       0.0%
    Tisco Financial Group PCL(B3KFW10)                         284,790     349,827       0.0%
    Tisco Financial Group PCL(B3KFW76)                       1,942,300   2,385,860       0.0%
    TMB Bank PCL                                            84,195,113   5,984,201       0.1%
    Total Access Communication PCL(B231MK7)                    200,000     772,559       0.0%
    Total Access Communication PCL(B1YWK08)                  1,654,500   6,365,428       0.1%
    Toyo-Thai Corp. PCL(B5ML0B6)                               756,468     888,312       0.0%
    Toyo-Thai Corp. PCL(B5ML0D8)                               195,104     229,109       0.0%
    TPI Polene PCL                                           5,891,661   2,166,587       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                              SHARES     VALUE++    OF NET ASSETS**
                                                            ---------- ------------ ---------------
THAILAND -- (Continued)
*   True Corp. PCL                                          18,601,515 $  3,880,106       0.0%
    TTW PCL                                                  8,588,300    2,653,986       0.0%
    Union Mosaic Industry PCL (The)                          2,429,150      615,545       0.0%
    Unique Engineering & Construction PCL                    2,201,700      496,675       0.0%
    Univanich Palm Oil PCL                                     477,000      153,300       0.0%
    Univentures PCL                                          5,435,900    1,318,659       0.0%
*   Vanachai Group PCL                                       2,267,900      280,334       0.0%
    Vibhavadi Medical Center PCL                             2,838,480    1,157,847       0.0%
    Vinythai PCL                                             2,320,500      767,285       0.0%
*   Workpoint Entertainment PCL                                560,700      463,496       0.0%
                                                                       ------------       ---
TOTAL THAILAND                                                          425,257,152       3.0%
                                                                       ------------       ---
TURKEY -- (2.0%)
    Adana Cimento Sanayii TAS Class A                          408,542      791,577       0.0%
#   Adel Kalemcilik Ticaret ve Sanayi A.S.                      21,684      552,800       0.0%
#*  Adese Alisveris Merkezleri Ticaret A.S.                     79,664      656,894       0.0%
#   Akbank TAS                                               6,121,964   21,492,484       0.2%
    Akcansa Cimento A.S.                                       308,866    1,804,638       0.0%
#*  Akenerji Elektrik Uretim A.S.                            2,175,789    1,333,195       0.0%
#   Akfen Holding A.S.                                         604,903    1,269,392       0.0%
    Aksa Akrilik Kimya Sanayii                                 818,404    2,854,215       0.0%
    Aksigorta A.S.                                             858,752    1,184,264       0.0%
    Alarko Holding A.S.                                        797,997    1,838,026       0.0%
    Albaraka Turk Katilim Bankasi A.S.                       2,289,489    1,817,752       0.0%
#   Alkim Alkali Kimya A.S.                                     35,326      247,634       0.0%
*   Anadolu Anonim Tuerk Sigorta Sirketi                     1,642,312    1,130,112       0.0%
#   Anadolu Cam Sanayii A.S.                                   889,846      798,715       0.0%
    Anadolu Efes Biracilik Ve Malt Sanayii A.S.                689,135    8,265,014       0.1%
#   Anadolu Hayat Emeklilik A.S.                               311,616      654,067       0.0%
#*  Anadolu Isuzu Otomotiv Sanayi Ve Ticaret A.S.               60,803      682,795       0.0%
#   Arcelik A.S.                                             1,047,739    6,476,286       0.1%
#   Aselsan Elektronik Sanayi Ve Ticaret A.S.                  257,286    1,145,613       0.0%
#*  Asya Katilim Bankasi A.S.                                3,714,712    2,867,370       0.0%
#   Aygaz A.S.                                                 271,764    1,125,116       0.0%
#*  Bagfas Bandirma Gubre Fabrik                                32,894      664,784       0.0%
#*  Banvit Bandirma Vitaminli Yem Sanayii ASA                  217,870      245,766       0.0%
*   Baticim Bati Anadolu Cimento Sanayii A.S.                  195,186      560,102       0.0%
#*  Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S.         550,859      541,353       0.0%
#   BIM Birlesik Magazalar A.S.                                471,453   10,913,456       0.1%
#   Bizim Toptan Satis Magazalari A.S.                         143,339    1,360,493       0.0%
    Bolu Cimento Sanayii A.S.                                  310,316      375,559       0.0%
#   Borusan Mannesmann Boru Sanayi ve Ticaret A.S.             532,667    1,739,468       0.0%
*   Bosch Fren Sistemleri                                          584       35,792       0.0%
*   Boyner Buyuk Magazacilik                                   173,861      483,587       0.0%
*   Boyner Perakende Ve Tekstil Yatirimlari AS                  81,444    2,070,264       0.0%
    Brisa Bridgestone Sabanci Sanayi ve Ticaret A.S.           264,274      787,992       0.0%
    Bursa Cimento Fabrikasi A.S.                               125,366      250,216       0.0%
    Celebi Hava Servisi A.S.                                    24,995      190,227       0.0%
    Cimsa Cimento Sanayi VE Tica                               277,263    1,619,539       0.0%
    Coca-Cola Icecek A.S.                                      150,009    3,523,126       0.0%
#*  Deva Holding A.S.                                          449,751      378,050       0.0%
#*  Dogan Sirketler Grubu Holding A.S.                       5,628,222    1,926,003       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                    PERCENTAGE
                                                             SHARES     VALUE++   OF NET ASSETS**
                                                            --------- ----------- ---------------
TURKEY -- (Continued)
#*  Dogan Yayin Holding A.S.                                3,050,174 $   739,459       0.0%
    Dogus Otomotiv Servis ve Ticaret A.S.                     501,655   1,906,554       0.0%
*   Dyo Boya Fabrikalari Sanayi ve Ticaret A.S.               600,932     485,182       0.0%
*   Eczacibasi Yapi Gerecleri Sanayi ve Ticaret A.S.          150,885     314,270       0.0%
#   Eczacibasi Yatirim Holding Ortakligi A.S.                 329,650     832,154       0.0%
    EGE Seramik Sanayi ve Ticaret A.S.                        748,248   1,023,998       0.0%
    EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar
      Sanayi ve Ticaret A.S.                                1,588,556   1,741,334       0.0%
    Enka Insaat ve Sanayi A.S.                              1,734,517   5,272,511       0.1%
#   Eregli Demir ve Celik Fabrikalari TAS                   9,345,749  13,004,385       0.1%
#*  Fenerbahce Futbol A.S.                                     54,267     861,751       0.0%
#   Ford Otomotiv Sanayi A.S.                                 241,991   2,738,224       0.0%
#*  Galatasaray Sportif Sinai ve Ticari Yatirimlar A.S.        66,447     728,151       0.0%
    Gentas Genel Metal Sanayi ve Ticaret A.S.                 373,621     235,819       0.0%
    Global Yatirim Holding A.S.                             1,667,335     980,496       0.0%
    Goldas Kuyumculuk Sanayi Ithalat ve Ihracat A.S.           61,429       1,135       0.0%
    Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S.       55,701   1,456,223       0.0%
    Goodyear Lastikleri TAS                                    40,813   1,295,686       0.0%
*   Gozde Girisim Sermayesi Yatirim Ortakligi A.S.            423,927     548,325       0.0%
#*  GSD Holding                                             1,999,318   1,424,787       0.0%
*   Gubre Fabrikalari TAS                                     651,687   1,297,627       0.0%
*   Gunes Sigorta                                             249,174     224,792       0.0%
*   Hurriyet Gazetecilik A.S.                               1,093,213     311,627       0.0%
*   Ihlas EV Aletleri                                         269,519      46,062       0.0%
#*  Ihlas Holding A.S.                                      7,195,890   1,160,799       0.0%
#*  Ihlas Madencilik A.S.                                     201,541     201,314       0.0%
    Indeks Bilgisayar Sistemleri Muhendislik Sanayi ve
      Ticaret A.S.                                             88,652     167,310       0.0%
#*  Ipek Dogal Enerji Kaynaklari Ve Uretim A.S.               753,290     955,862       0.0%
    Is Finansal Kiralama A.S.                                 715,178     332,139       0.0%
    Is Yatirim Menkul Degerler A.S. Class A                   176,359     103,602       0.0%
#*  Izmir Demir Celik Sanayi A.S.                             491,666     667,633       0.0%
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class A                                               1,057,590   1,197,357       0.0%
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class B                                                 522,824     807,553       0.0%
#*  Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class D                                               5,090,893   3,656,604       0.0%
#*  Karsan Otomotiv Sanayii Ve Ticaret A.S.                 1,790,184     884,383       0.0%
#   Kartonsan Karton Sanayi ve Ticaret A.S.                     9,507   1,083,204       0.0%
#*  Kerevitas Gida Sanayi ve Ticaret A.S.                       6,569     119,970       0.0%
#   KOC Holding A.S.                                        2,142,916   9,602,779       0.1%
    Konya Cimento Sanayii A.S.                                  9,266   1,177,019       0.0%
    Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi ve
      Ticaret A.S.                                             53,632     103,044       0.0%
#   Koza Altin Isletmeleri A.S.                               203,663   2,042,281       0.0%
#*  Koza Anadolu Metal Madencilik Isletmeleri A.S.          1,358,132   1,638,799       0.0%
    Mardin Cimento Sanayii ve Ticaret A.S.                    195,187     429,358       0.0%
#*  Marshall Boya ve Vernik                                    37,228     664,985       0.0%
*   Menderes Tekstil Sanayi ve Ticaret A.S.                   187,627      49,947       0.0%
*   Metro Ticari ve Mali Yatirimlar Holding A.S.            1,513,273     474,465       0.0%
#*  Migros Ticaret A.S.                                       168,332   1,521,601       0.0%
*   Milpa                                                      38,434      18,771       0.0%
#*  Mondi Tire Kutsan Kagit Ve Ambalaj Sanayii A.S.           192,675      92,381       0.0%
#   NET Holding A.S.                                        1,080,794   1,225,056       0.0%
#   Netas Telekomunikasyon A.S.                               132,095     455,227       0.0%
    Nuh Cimento Sanayi A.S.                                   187,430     891,033       0.0%
#   Otokar Otomotiv Ve Savunma Sanayi A.S.                     65,873   1,636,140       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                        PERCENTAGE
                                                             SHARES       VALUE++     OF NET ASSETS**
                                                            --------- --------------- ---------------
TURKEY -- (Continued)
*   Park Elektrik Uretim Madencilik Sanayi ve Ticaret A.S.    438,163 $       820,829       0.0%
#*  Petkim Petrokimya Holding A.S.                          4,885,242       6,966,355       0.1%
    Pinar Entegre Et ve Un Sanayi A.S.                         84,385         395,899       0.0%
    Pinar SUT Mamulleri Sanayii A.S.                          107,752         932,616       0.0%
    Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S.       202,915         295,776       0.0%
*   Sasa Polyester Sanayi A.S.                              1,412,522         838,510       0.0%
*   Sekerbank TAS                                           2,526,931       2,364,149       0.0%
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S.                 996,327         941,337       0.0%
    Soda Sanayii A.S.                                         727,330       1,077,017       0.0%
*   Tat Gida Sanayi A.S.                                      761,951         781,851       0.0%
    TAV Havalimanlari Holding A.S.                            608,409       4,885,011       0.1%
#   Tekfen Holding A.S.                                     1,337,463       3,386,840       0.0%
    Teknosa Ic Ve Dis Ticaret A.S.                            139,705         796,380       0.0%
#*  Tekstil Bankasi A.S.                                    1,044,262         963,096       0.0%
    Tofas Turk Otomobil Fabrikasi A.S.                        472,900       2,902,561       0.0%
    Trakya Cam Sanayi A.S.                                  3,121,837       3,560,664       0.0%
    Tupras Turkiye Petrol Rafinerileri A.S.                   408,430       9,239,850       0.1%
#   Turcas Petrol A.S.                                        496,674         607,053       0.0%
#   Turk Hava Yollari                                       3,339,229      10,721,591       0.1%
#   Turk Telekomunikasyon A.S.                                775,422       2,333,970       0.0%
    Turk Traktor ve Ziraat Makineleri A.S.                    110,580       3,188,012       0.0%
#*  Turkcell Iletisim Hizmetleri A.S.                       1,012,098       5,911,126       0.1%
#*  Turkcell Iletisim Hizmetleri A.S. ADR                     293,927       4,256,063       0.1%
    Turkiye Garanti Bankasi A.S.                            6,772,059      24,946,217       0.2%
    Turkiye Halk Bankasi A.S.                               2,445,699      16,443,936       0.1%
    Turkiye Is Bankasi                                      5,365,823      12,690,108       0.1%
#   Turkiye Sinai Kalkinma Bankasi A.S.                     5,589,168       5,077,414       0.1%
#   Turkiye Sise ve Cam Fabrikalari A.S.                    3,268,085       4,102,274       0.1%
    Turkiye Vakiflar Bankasi Tao                            4,199,622       8,819,695       0.1%
#   Ulker Biskuvi Sanayi A.S.                                 451,159       3,457,380       0.0%
*   Vestel Beyaz Esya Sanayi ve Ticaret A.S.                  570,353         985,721       0.0%
*   Vestel Elektronik Sanayi ve Ticaret A.S.                1,147,392       1,032,299       0.0%
#   Yapi ve Kredi Bankasi A.S.                              2,960,083       6,188,696       0.1%
#*  Zorlu Enerji Elektrik Uretim A.S.                       1,701,186         920,343       0.0%
                                                                      ---------------      ----
TOTAL TURKEY                                                              310,315,543       2.2%
                                                                      ---------------      ----
TOTAL COMMON STOCKS                                                    13,535,469,362      94.9%
                                                                      ---------------      ----
PREFERRED STOCKS -- (3.6%)
BRAZIL -- (3.5%)
    AES Tiete SA                                              433,806       3,406,634       0.0%
    Alpargatas SA                                             570,460       2,814,244       0.0%
    Banco ABC Brasil SA                                       752,850       4,406,186       0.0%
    Banco Bradesco SA                                       1,955,373      29,105,877       0.2%
#   Banco Bradesco SA ADR                                   5,097,969      75,806,794       0.5%
    Banco Daycoval SA                                         155,194         626,414       0.0%
    Banco do Estado do Rio Grande do Sul SA Class B         1,077,174       6,043,479       0.1%
    Banco Industrial e Comercial SA                           306,755       1,099,214       0.0%
*   Banco Panamericano SA                                     654,500       1,088,999       0.0%
    Banco Pine SA                                             160,365         523,581       0.0%
    Banco Sofisa SA                                            68,200          89,159       0.0%
    Braskem SA Class A                                        185,000       1,262,787       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                     PERCENTAGE
                                                             SHARES     VALUE++    OF NET ASSETS**
                                                            --------- ------------ ---------------
BRAZIL -- (Continued)
    Centrais Eletricas Brasileiras SA Class B                 849,200 $  4,802,517       0.0%
    Centrais Eletricas de Santa Catarina SA                    60,363      424,754       0.0%
    Cia Brasileira de Distribuicao Grupo Pao de Acucar        240,420   11,375,405       0.1%
    Cia de Gas de Sao Paulo Class A                           109,995    2,419,668       0.0%
    Cia de Saneamento do Parana                                96,300      249,631       0.0%
    Cia de Transmissao de Energia Eletrica Paulista           173,800    1,921,368       0.0%
    Cia Energetica de Minas Gerais                          2,512,758   19,146,431       0.2%
    Cia Energetica de Sao Paulo Class B                       774,714    9,182,954       0.1%
    Cia Energetica do Ceara Class A                            61,630      967,396       0.0%
    Cia Ferro Ligas da Bahia - Ferbasa                        192,882    1,098,599       0.0%
    Cia Paranaense de Energia                                 185,660    2,660,315       0.0%
    Eletropaulo Metropolitana Eletricidade de Sao Paulo SA    636,586    2,600,874       0.0%
    Empresa Metropolitana de Aguas e Energia SA                 6,100       15,908       0.0%
    Eucatex SA Industria e Comercio                            87,459      209,847       0.0%
    Forjas Taurus SA                                          400,223      186,672       0.0%
    Gerdau SA                                                 706,915    4,238,795       0.0%
*   Gol Linhas Aereas Inteligentes SA                         390,766    2,504,337       0.0%
*   Inepar SA Industria e Construcoes                         215,950       51,330       0.0%
    Itau Unibanco Holding SA                                2,951,785   48,716,532       0.4%
    Itau Unibanco Holding SA ADR                            5,554,966   90,879,242       0.7%
    Lojas Americanas SA                                     1,274,328    9,652,831       0.1%
    Marcopolo SA                                            2,270,518    4,164,780       0.0%
    Oi SA                                                   1,045,379    1,003,301       0.0%
    Parana Banco SA                                            45,100      213,389       0.0%
    Petroleo Brasileiro SA                                  2,137,472   15,884,252       0.1%
#   Petroleo Brasileiro SA Sponsored ADR                    5,128,535   75,902,318       0.5%
    Randon Participacoes SA                                 1,464,695    4,729,590       0.0%
    Saraiva SA Livreiros Editores                             167,864    1,193,248       0.0%
    Suzano Papel e Celulose SA Class A                      1,931,399    6,297,240       0.1%
    Telefonica Brasil SA                                      225,198    4,730,698       0.0%
    Unipar Carbocloro SA Class B                            1,538,997      317,497       0.0%
*   Usinas Siderurgicas de Minas Gerais SA Class A          2,502,158    9,785,320       0.1%
    Vale SA                                                 1,986,468   23,537,385       0.2%
    Vale SA Sponsored ADR                                   4,036,193   47,909,611       0.4%
    Whirlpool SA                                               26,086       46,562       0.0%
                                                                      ------------       ---
TOTAL BRAZIL                                                           535,293,965       3.8%
                                                                      ------------       ---
CHILE -- (0.0%)
    Coca-Cola Embonor SA Class B                                  676        1,246       0.0%
    Embotelladora Andina SA                                   139,928      448,857       0.0%
    Embotelladora Andina SA Class B                           212,801      856,099       0.0%
    Sociedad Quimica y Minera de Chile SA Class B              11,313      360,710       0.0%
                                                                      ------------       ---
TOTAL CHILE                                                              1,666,912       0.0%
                                                                      ------------       ---
COLOMBIA -- (0.1%)
    Avianca Holdings SA                                       709,509    1,470,988       0.0%
    Banco Davivienda SA                                       409,265    5,828,604       0.1%
    Grupo Aval Acciones y Valores                           2,857,897    1,933,230       0.0%
    Grupo de Inversiones Suramericana SA                      104,665    2,064,574       0.0%
                                                                      ------------       ---
TOTAL COLOMBIA                                                          11,297,396       0.1%
                                                                      ------------       ---

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                      PERCENTAGE
                                                              SHARES     VALUE++    OF NET ASSETS**
                                                            ---------- ------------ ---------------
INDIA -- (0.0%)
    Zee Entertainment Enterprises, Ltd., 6.000%             29,460,333 $    376,100       0.0%
                                                                       ------------       ---
TOTAL PREFERRED STOCKS                                                  548,634,373       3.9%
                                                                       ------------       ---
RIGHTS/WARRANTS -- (0.0%)
BRAZIL -- (0.0%)
*   AMBEV SA Rights 05/27/14                                     2,227          250       0.0%
*   Cia De Gas De Sao Paulo Comgas Rights 05/28/14               1,880           --       0.0%
*   Klabin SA Rights 05/23/14                                   75,024        3,364       0.0%
                                                                       ------------       ---
TOTAL BRAZIL                                                                  3,614       0.0%
                                                                       ------------       ---
CHILE -- (0.0%)
*   Invexans SA Rights 06/30/14                             40,633,009           --       0.0%
                                                                       ------------       ---
HONG KONG -- (0.0%)
#*  Fosun International, Ltd. Rights 05/12/14                  520,750        2,620       0.0%
                                                                       ------------       ---
INDIA -- (0.0%)
*   IL&FS Transportation Networks, Ltd. Rights 05/12/14          2,618        1,400       0.0%
                                                                       ------------       ---
MALAYSIA -- (0.0%)
*   BIMB Holdings Bhd Warrants 12/04/23                        161,147       30,843       0.0%
*   Malaysian Resources Corp. Bhd Warrants 09/16/18                  1           --       0.0%
*   Symphony Life Bhd Warrants 11/11/20                         16,035        1,964       0.0%
                                                                       ------------       ---
TOTAL MALAYSIA                                                               32,807       0.0%
                                                                       ------------       ---
PHILIPPINES -- (0.0%)
*   China Banking Corp. Rights 05/07/14                         68,859        8,573       0.0%
                                                                       ------------       ---
SOUTH AFRICA -- (0.0%)
*   Resilient Property Income Fund Rights 05/16/14              49,669       22,898       0.0%
                                                                       ------------       ---
SOUTH KOREA -- (0.0%)
*   GS Engineering & Construction Corp. Rights 06/03/14         71,834      604,812       0.0%
#*  L&F Co., Ltd.                                                5,226        6,550       0.0%
*   STS Semiconductor & Telecommunications Rights 05/23/14      51,132       32,907       0.0%
*   Sunny Electronics Corp. Rights 06/17/14                     12,553       14,213       0.0%
                                                                       ------------       ---
TOTAL SOUTH KOREA                                                           658,482       0.0%
                                                                       ------------       ---
TAIWAN -- (0.0%)
*   Mercuries Life Insurance Co. Rights 06/17/14                 9,795           32       0.0%
*   YeaShin International Development Co., Ltd. Rights
      05/13/14                                                  44,626        1,035       0.0%
                                                                       ------------       ---
TOTAL TAIWAN                                                                  1,067       0.0%
                                                                       ------------       ---
THAILAND -- (0.0%)
*   Lanna Resources PCL Rights 06/30/14                        279,230        2,589       0.0%
*   LH Financial Group Rights 05/26/14                         174,698        4,319       0.0%
*   LH W3 R Warrants 04/29/17                                2,389,880      472,658       0.0%
*   LH W3 Warrants 04/29/17                                    665,340      135,700       0.0%
*   Samart Corp. PCL Rights 05/31/14                            46,406           --       0.0%
*   Thoresen Thai Agencies PCL Warrant 02/28/17                290,230       53,813       0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


                                                                                            PERCENTAGE
                                                                SHARES        VALUE++     OF NET ASSETS**
                                                              ----------- --------------- ---------------
THAILAND -- (Continued)
*     Ticon Industrial Connection PCL Rights 04/28/14             479,137 $        14,806        0.0%
                                                                          ---------------      -----
TOTAL THAILAND                                                                    683,885        0.0%
                                                                          ---------------      -----
TURKEY -- (0.0%)
*     Gozde Girisim Sermayesi Yatiri Rights 05/12/14              423,927         644,458        0.0%
                                                                          ---------------      -----
TOTAL RIGHTS/WARRANTS                                                           2,059,804        0.0%
                                                                          ---------------      -----

                                                                SHARES/
                                                                 FACE
                                                                AMOUNT
                                                                 (000)        VALUE+
                                                              ----------- ---------------
SECURITIES LENDING COLLATERAL -- (8.8%)
(S)@  DFA Short Term Investment Fund                          117,489,125   1,359,349,182        9.5%
                                                                          ---------------      -----
TOTAL INVESTMENTS -- (100.0%) (Cost $14,362,067,155)                      $15,445,512,721      108.3%
                                                                          ===============      =====

EMERGING MARKETS CORE EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ------------------------------------------------------
                                  LEVEL 1         LEVEL 2     LEVEL 3      TOTAL
                               -------------- --------------- ------- ---------------
Common Stocks
   Brazil                      $1,029,378,799              --   --    $ 1,029,378,799
   Chile                          215,878,185              --   --        215,878,185
   China                          218,118,001 $ 1,823,334,805   --      2,041,452,806
   Colombia                        76,048,438              --   --         76,048,438
   Czech Republic                          --      40,891,082   --         40,891,082
   Egypt                                   --       9,188,254   --          9,188,254
   Greece                           3,127,948      77,000,079   --         80,128,027
   Hungary                            259,235      37,851,620   --         38,110,855
   India                           96,383,021   1,017,363,885   --      1,113,746,906
   Indonesia                       14,873,084     431,931,311   --        446,804,395
   Israel                                  --         197,002   --            197,002
   Malaysia                                --     667,287,134   --        667,287,134
   Mexico                         770,410,285         121,995   --        770,532,280
   Peru                            21,006,749              --   --         21,006,749
   Philippines                      4,292,475     204,697,528   --        208,990,003
   Poland                                  --     318,135,030   --        318,135,030
   Russia                          18,245,778     354,448,284   --        372,694,062
   South Africa                   103,835,775   1,039,391,742   --      1,143,227,517
   South Korea                     97,629,876   2,039,697,821   --      2,137,327,697
   Taiwan                          46,309,507   2,022,561,939   --      2,068,871,446
   Thailand                       424,964,654         292,498   --        425,257,152
   Turkey                           4,256,063     306,059,480   --        310,315,543
Preferred Stocks
   Brazil                         535,293,965              --   --        535,293,965
   Chile                            1,666,912              --   --          1,666,912
   Colombia                        11,297,396              --   --         11,297,396
   India                              376,100              --   --            376,100
Rights/Warrants
   Brazil                                  --           3,614   --              3,614
   Chile                                   --              --   --                 --
   Hong Kong                               --           2,620   --              2,620
   India                                   --           1,400   --              1,400
   Malaysia                                --          32,807   --             32,807
   Philippines                             --           8,573   --              8,573
   South Africa                            --          22,898   --             22,898
   South Korea                         14,213         644,269   --            658,482
   Taiwan                               1,067              --   --              1,067
   Thailand                                --         683,885   --            683,885
   Turkey                                  --         644,458   --            644,458
Securities Lending Collateral              --   1,359,349,182   --      1,359,349,182
                               -------------- ---------------   --    ---------------
TOTAL                          $3,693,667,526 $11,751,845,195   --    $15,445,512,721
                               ============== ===============   ==    ===============

                        THE U.S. LARGE CAP VALUE SERIES
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                           SHARES       VALUE+
                                                          --------- --------------
COMMON STOCKS -- (97.0%)
Consumer Discretionary -- (11.6%)
#   Autoliv, Inc.                                            11,372 $    1,159,717
#   Best Buy Co., Inc.                                       18,980        492,151
    Carnival Corp.                                        2,381,323     93,609,807
    CBS Corp. Class A                                         7,236        420,773
    Comcast Corp. Class A                                 9,873,756    511,065,611
#   Comcast Corp. Special Class A                         3,813,064    194,580,656
    Dillard's, Inc. Class A                                 112,692     11,035,928
#   DR Horton, Inc.                                         379,593      8,457,332
#   GameStop Corp. Class A                                  598,147     23,734,473
    General Motors Co.                                    3,716,863    128,157,436
    Graham Holdings Co. Class B                              32,261     21,654,551
*   Hyatt Hotels Corp. Class A                               26,622      1,498,286
#   Kohl's Corp.                                            679,894     37,251,392
#*  Lands' End, Inc.                                        140,755      3,891,876
    Lear Corp.                                               57,952      4,813,493
#   Lennar Corp. Class A                                    203,031      7,834,966
    Lennar Corp. Class B                                      4,312        140,226
*   Liberty Global P.L.C. Class C                             5,034        193,457
*   Liberty Interactive Corp. Class A                     2,560,957     74,421,410
*   Liberty Media Corp. Class A                             156,789     20,337,101
*   Liberty Ventures Series A                               244,134     14,169,537
*   MGM Resorts International                             2,389,018     60,274,924
*   Mohawk Industries, Inc.                                 286,453     37,929,242
*   News Corp. Class A                                      290,667      4,947,152
#*  News Corp. Class B                                       31,823        526,352
    PVH Corp.                                                66,339      8,330,188
    Royal Caribbean Cruises, Ltd.                         1,051,952     55,890,210
#*  Sears Holdings Corp.                                    530,007     23,219,607
    Service Corp. International                             219,283      4,115,942
#   Staples, Inc.                                         1,585,772     19,822,150
    Target Corp.                                             41,634      2,570,900
    Time Warner Cable, Inc.                               1,876,119    265,395,794
    Time Warner, Inc.                                     5,052,904    335,816,000
#*  Toll Brothers, Inc.                                     329,804     11,292,489
*   TRW Automotive Holdings Corp.                               459         36,881
    Whirlpool Corp.                                          12,924      1,982,283
                                                                    --------------
Total Consumer Discretionary                                         1,991,070,293
                                                                    --------------
Consumer Staples -- (6.9%)
    Archer-Daniels-Midland Co.                            3,151,861    137,830,881
    Beam, Inc.                                               61,513      5,134,490
    Bunge, Ltd.                                             553,069     44,051,946
*   Constellation Brands, Inc. Class A                      462,850     36,953,944
    CVS Caremark Corp.                                    6,986,047    508,025,338
    Ingredion, Inc.                                          20,328      1,432,108
    JM Smucker Co. (The)                                    538,740     52,085,383
    Molson Coors Brewing Co. Class B                        763,563     45,790,873
    Mondelez International, Inc. Class A                  7,976,433    284,359,836
    Safeway, Inc.                                           196,076      6,678,349

THE U.S. LARGE CAP VALUE SERIES
CONTINUED


                                                           SHARES       VALUE+
                                                          --------- --------------
Consumer Staples -- (Continued)
    Tyson Foods, Inc. Class A                             1,426,374 $   59,864,917
                                                                    --------------
Total Consumer Staples                                               1,182,208,065
                                                                    --------------
Energy -- (21.6%)
    Anadarko Petroleum Corp.                              2,644,697    261,877,897
    Apache Corp.                                          1,895,772    164,553,010
    Baker Hughes, Inc.                                    1,938,026    135,468,017
    Chesapeake Energy Corp.                               3,250,749     93,459,034
    Chevron Corp.                                         4,835,771    606,985,976
    Cimarex Energy Co.                                       44,110      5,254,383
    ConocoPhillips                                        6,993,622    519,696,051
#   Denbury Resources, Inc.                               1,413,859     23,781,108
    Devon Energy Corp.                                    1,721,246    120,487,220
    Exxon Mobil Corp.                                     1,502,573    153,878,501
#   Helmerich & Payne, Inc.                                 516,470     56,114,465
    Hess Corp.                                            1,628,606    145,206,511
#   HollyFrontier Corp.                                     459,148     24,146,593
    Marathon Oil Corp.                                    3,640,872    131,617,523
    Marathon Petroleum Corp.                              1,752,484    162,893,388
    Murphy Oil Corp.                                        728,510     46,209,389
    Nabors Industries, Ltd.                               1,355,841     34,601,062
    National Oilwell Varco, Inc.                          2,032,845    159,639,318
    Noble Corp. P.L.C.                                      721,779     22,238,011
    Occidental Petroleum Corp.                            2,152,468    206,098,811
    Patterson-UTI Energy, Inc.                              732,485     23,827,737
    Peabody Energy Corp.                                    307,711      5,849,586
    Phillips 66                                           2,926,797    243,568,046
    QEP Resources, Inc.                                     458,418     14,068,848
*   Rowan Cos. P.L.C. Class A                               580,491     17,948,782
    Superior Energy Services, Inc.                           56,288      1,853,001
    Tesoro Corp.                                            615,285     34,634,393
#   Tidewater, Inc.                                          61,917      3,153,433
#   Transocean, Ltd.                                      1,340,027     57,714,963
    Valero Energy Corp.                                   2,806,975    160,474,761
*   Weatherford International, Ltd.                       2,173,272     45,638,712
*   Whiting Petroleum Corp.                                 281,425     20,746,651
*   WPX Energy, Inc.                                         50,407      1,072,661
                                                                    --------------
Total Energy                                                         3,704,757,842
                                                                    --------------
Financials -- (22.0%)
    ACE, Ltd.                                                93,185      9,534,689
    Aflac, Inc.                                              14,310        897,523
*   Alleghany Corp.                                           1,128        460,201
    Allied World Assurance Co. Holdings AG                  185,434     19,969,387
    Allstate Corp. (The)                                    293,542     16,717,217
*   American Capital, Ltd.                                  802,500     12,029,475
    American Financial Group, Inc.                          487,279     28,471,712
    American International Group, Inc.                    6,143,899    326,425,354
    American National Insurance Co.                          70,112      7,881,290
#   Assurant, Inc.                                          386,198     26,033,607
    Assured Guaranty, Ltd.                                   76,092      1,819,360
    Axis Capital Holdings, Ltd.                             578,662     26,473,787

THE U.S. LARGE CAP VALUE SERIES
CONTINUED


                                                            SHARES       VALUE+
                                                          ---------- --------------
Financials -- (Continued)
    Bank of America Corp.                                 26,957,644 $  408,138,730
    Bank of New York Mellon Corp. (The)                    3,735,585    126,524,264
    BB&T Corp.                                               325,219     12,140,425
    Capital One Financial Corp.                            2,096,624    154,940,514
    Chubb Corp. (The)                                         41,343      3,806,863
    Cincinnati Financial Corp.                                16,670        812,496
    CIT Group, Inc.                                           19,151        824,451
    Citigroup, Inc.                                        7,932,413    380,041,907
    CME Group, Inc.                                        1,612,799    113,524,922
    CNA Financial Corp.                                      498,971     20,432,862
*   E*TRADE Financial Corp.                                   85,792      1,926,030
    Everest Re Group, Ltd.                                   157,323     24,861,754
    Fifth Third Bancorp                                      243,554      5,019,648
*   Genworth Financial, Inc. Class A                       2,374,310     42,381,433
    Goldman Sachs Group, Inc. (The)                          569,608     91,034,751
    Hartford Financial Services Group, Inc. (The)          2,344,221     84,087,207
    HCC Insurance Holdings, Inc.                               2,282        104,835
    Hudson City Bancorp, Inc.                                 71,664        713,773
    Huntington Bancshares, Inc.                              235,814      2,160,056
    JPMorgan Chase & Co.                                   9,265,436    518,679,107
    KeyCorp                                                   96,319      1,313,791
#   Legg Mason, Inc.                                         641,854     30,096,534
    Leucadia National Corp.                                  137,025      3,496,878
    Lincoln National Corp.                                 1,407,216     68,264,048
    Loews Corp.                                            2,035,540     89,502,694
#   M&T Bank Corp.                                             7,681        937,159
    MetLife, Inc.                                          4,300,949    225,154,680
    Morgan Stanley                                         6,887,527    213,031,210
#   NASDAQ OMX Group, Inc. (The)                             801,702     29,582,804
#   New York Community Bancorp, Inc.                          80,866      1,246,145
    Old Republic International Corp.                         632,434     10,473,107
    PartnerRe, Ltd.                                          193,939     20,441,171
#   People's United Financial, Inc.                          138,880      1,983,206
    PNC Financial Services Group, Inc. (The)                 355,317     29,860,841
    Principal Financial Group, Inc.                          130,706      6,122,269
    Protective Life Corp.                                      7,158        366,132
    Prudential Financial, Inc.                             1,944,264    156,863,220
    Regions Financial Corp.                                5,807,266     58,885,677
    Reinsurance Group of America, Inc.                       357,106     27,393,601
    State Street Corp.                                        43,801      2,827,793
    SunTrust Banks, Inc.                                   2,600,602     99,499,033
    Travelers Cos., Inc. (The)                               239,848     21,725,432
    Unum Group                                             1,374,339     45,655,542
    Validus Holdings, Ltd.                                   167,263      6,200,439
    Wells Fargo & Co.                                      1,770,826     87,903,803
    XL Group P.L.C.                                        1,434,888     44,983,739
#   Zions Bancorp.                                           754,482     21,819,619
                                                                     --------------
Total Financials                                                      3,774,500,197
                                                                     --------------
Health Care -- (9.3%)
    Aetna, Inc.                                            2,009,110    143,550,909
*   Bio-Rad Laboratories, Inc. Class A                         1,222        150,563

THE U.S. LARGE CAP VALUE SERIES
CONTINUED


                                                            SHARES       VALUE+
                                                          ---------- --------------
Health Care -- (Continued)
*   Boston Scientific Corp.                                6,629,529 $   83,598,361
*   CareFusion Corp.                                         907,569     35,449,645
    Cigna Corp.                                               67,632      5,413,265
*   Community Health Systems, Inc.                            12,853        487,000
*   Express Scripts Holding Co.                            3,072,578    204,572,243
*   Forest Laboratories, Inc.                                383,681     35,264,121
#*  Hologic, Inc.                                          1,211,606     25,425,552
    Humana, Inc.                                             707,042     77,597,860
#   Omnicare, Inc.                                           556,064     32,957,913
    Perrigo Co. P.L.C.                                        13,380      1,938,227
    Pfizer, Inc.                                          16,350,996    511,459,155
#   Teleflex, Inc.                                            91,713      9,362,980
    Thermo Fisher Scientific, Inc.                         1,947,634    222,030,276
    UnitedHealth Group, Inc.                                 667,282     50,072,841
    WellPoint, Inc.                                        1,674,297    168,568,222
                                                                     --------------
Total Health Care                                                     1,607,899,133
                                                                     --------------
Industrials -- (11.1%)
#   ADT Corp. (The)                                          686,732     20,766,776
    AGCO Corp.                                               279,803     15,585,027
#*  Avis Budget Group, Inc.                                   78,385      4,122,267
    CSX Corp.                                              5,604,703    158,164,719
    Eaton Corp. P.L.C.                                     2,273,922    165,177,694
#*  Engility Holdings, Inc.                                   31,860      1,390,370
    FedEx Corp.                                              828,737    112,915,416
    General Electric Co.                                  12,431,885    334,293,388
*   Genesee & Wyoming, Inc. Class A                            9,960        986,140
*   Hertz Global Holdings, Inc.                            1,345,507     38,306,584
*   Jacobs Engineering Group, Inc.                           175,921     10,150,642
#   Joy Global, Inc.                                          61,252      3,698,396
    KBR, Inc.                                                 76,803      1,948,492
#   Kennametal, Inc.                                           9,984        466,552
    L-3 Communications Holdings, Inc.                        413,892     47,750,720
    Manpowergroup, Inc.                                       17,135      1,393,761
    Norfolk Southern Corp.                                 1,681,939    158,993,694
    Northrop Grumman Corp.                                 1,364,645    165,818,014
    Oshkosh Corp.                                             36,950      2,051,094
    Owens Corning                                            579,048     23,654,111
    Pentair, Ltd.                                            496,227     36,864,704
*   Quanta Services, Inc.                                    554,686     19,569,322
    Regal-Beloit Corp.                                         6,550        489,482
    Republic Services, Inc.                                1,137,501     39,914,910
    Ryder System, Inc.                                        10,373        852,453
    Southwest Airlines Co.                                 3,905,821     94,403,694
    SPX Corp.                                                 22,870      2,329,081
    Stanley Black & Decker, Inc.                             596,088     51,197,998
    Trinity Industries, Inc.                                  60,075      4,509,229
#   Triumph Group, Inc.                                       29,704      1,925,116
    Union Pacific Corp.                                    1,891,022    360,107,319
#*  United Rentals, Inc.                                      73,167      6,865,260
#   URS Corp.                                                321,791     15,162,792

THE U.S. LARGE CAP VALUE SERIES
CONTINUED


                                                            SHARES       VALUE+
                                                          ---------- --------------
Industrials -- (Continued)
#*  WESCO International, Inc.                                 20,953 $    1,839,254
                                                                     --------------
Total Industrials                                                     1,903,664,471
                                                                     --------------
Information Technology -- (7.0%)
    Activision Blizzard, Inc.                              2,620,144     52,429,081
    Amdocs, Ltd.                                              17,878        831,863
*   Arrow Electronics, Inc.                                  568,882     32,284,054
    Avnet, Inc.                                              711,362     30,681,043
#*  Blackhawk Network Holdings, Inc. Class B                  32,213        741,865
    Broadcom Corp. Class A                                    19,195        591,398
*   Brocade Communications Systems, Inc.                      35,425        329,807
    Cisco Systems, Inc.                                      750,863     17,352,444
    Computer Sciences Corp.                                   13,000        769,340
    Corning, Inc.                                          5,762,032    120,484,089
    Fidelity National Information Services, Inc.           1,308,765     69,927,314
*   First Solar, Inc.                                        154,302     10,413,842
    Hewlett-Packard Co.                                    9,619,949    318,035,514
*   Ingram Micro, Inc. Class A                               725,997     19,572,879
    Intel Corp.                                            5,871,145    156,700,860
    Jabil Circuit, Inc.                                       21,310        367,811
*   Juniper Networks, Inc.                                   922,663     22,780,549
*   Lam Research Corp.                                       325,184     18,733,850
#   Leidos Holdings, Inc.                                     35,342      1,316,136
    Marvell Technology Group, Ltd.                           398,733      6,323,905
*   Micron Technology, Inc.                                3,654,213     95,448,044
#   NVIDIA Corp.                                             629,521     11,627,253
    Western Digital Corp.                                    564,843     49,779,614
    Xerox Corp.                                            5,691,007     68,804,275
*   Yahoo!, Inc.                                           2,644,444     95,067,762
                                                                     --------------
Total Information Technology                                          1,201,394,592
                                                                     --------------
Materials -- (3.2%)
    Alcoa, Inc.                                            5,353,379     72,110,015
    Ashland, Inc.                                            388,650     37,543,590
    Freeport-McMoRan Copper & Gold, Inc.                   4,647,012    159,717,802
    International Paper Co.                                2,043,676     95,337,485
#   MeadWestvaco Corp.                                       841,379     32,872,678
    Mosaic Co. (The)                                         407,332     20,382,893
    Newmont Mining Corp.                                     381,443      9,471,230
    Nucor Corp.                                              710,746     36,781,106
    Reliance Steel & Aluminum Co.                            359,269     25,443,431
    Rock-Tenn Co. Class A                                    104,397      9,981,397
    Steel Dynamics, Inc.                                     893,527     16,324,738
#   United States Steel Corp.                                 89,096      2,318,278
    Vulcan Materials Co.                                     576,239     37,184,703
                                                                     --------------
Total Materials                                                         555,469,346
                                                                     --------------
Telecommunication Services -- (4.0%)
    AT&T, Inc.                                            15,116,213    539,648,804
#   CenturyLink, Inc.                                      2,353,137     82,148,013
#   Frontier Communications Corp.                          2,036,486     12,117,092

THE U.S. LARGE CAP VALUE SERIES
CONTINUED


                                                            SHARES        VALUE+
                                                           ---------- ---------------
Telecommunication Services -- (Continued)
#*   Sprint Corp.                                           2,491,629 $    21,178,846
     T-Mobile US, Inc.                                        726,568      21,281,177
     Telephone & Data Systems, Inc.                           104,633       2,844,971
#    United States Cellular Corp.                             261,250      10,852,325
#    Windstream Holdings, Inc.                                331,755       3,009,018
                                                                      ---------------
Total Telecommunication Services                                          693,080,246
                                                                      ---------------
Utilities -- (0.3%)
     NRG Energy, Inc.                                       1,581,268      51,739,089
     UGI Corp.                                                 61,277       2,861,023
                                                                      ---------------
Total Utilities                                                            54,600,112
                                                                      ---------------
TOTAL COMMON STOCKS                                                    16,668,644,297
                                                                      ---------------
TEMPORARY CASH INVESTMENTS -- (0.4%)
     State Street Institutional Liquid Reserves, 0.074%    69,498,079      69,498,079
                                                                      ---------------

                                                            SHARES/
                                                             FACE
                                                            AMOUNT
                                                             (000)
                                                           ----------
SECURITIES LENDING COLLATERAL -- (2.6%)
(S)@ DFA Short Term Investment Fund                        38,162,068     441,535,131
                                                                      ---------------
TOTAL INVESTMENTS -- (100.0%) (Cost $10,925,873,386)                  $17,179,677,507
                                                                      ===============

THE U.S. LARGE CAP VALUE SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      INVESTMENTS IN SECURITIES (MARKET VALUE)
                                ----------------------------------------------------
                                    LEVEL 1       LEVEL 2    LEVEL 3      TOTAL
                                --------------- ------------ ------- ---------------
Common Stocks
   Consumer Discretionary       $ 1,991,070,293           --   --    $ 1,991,070,293
   Consumer Staples               1,182,208,065           --   --      1,182,208,065
   Energy                         3,704,757,842           --   --      3,704,757,842
   Financials                     3,774,500,197           --   --      3,774,500,197
   Health Care                    1,607,899,133           --   --      1,607,899,133
   Industrials                    1,903,664,471           --   --      1,903,664,471
   Information Technology         1,201,394,592           --   --      1,201,394,592
   Materials                        555,469,346           --   --        555,469,346
   Telecommunication Services       693,080,246           --   --        693,080,246
   Utilities                         54,600,112           --   --         54,600,112
Temporary Cash Investments           69,498,079           --   --         69,498,079
Securities Lending Collateral                -- $441,535,131   --        441,535,131
                                --------------- ------------   --    ---------------
TOTAL                           $16,738,142,376 $441,535,131   --    $17,179,677,507
                                =============== ============   ==    ===============

                      THE DFA INTERNATIONAL VALUE SERIES
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                           SHARES     VALUE++
                                                          --------- ------------
COMMON STOCKS -- (90.6%)
AUSTRALIA -- (4.6%)
#*  Alumina, Ltd.                                         4,595,906 $  5,773,124
*   Alumina, Ltd. Sponsored ADR                             172,484      855,521
    AMP, Ltd.                                               290,545    1,367,351
    Asciano, Ltd.                                         3,701,696   18,680,169
#   Bank of Queensland, Ltd.                                762,068    8,712,363
    Bendigo and Adelaide Bank, Ltd.                         989,346   10,603,436
*   BlueScope Steel, Ltd.                                   855,334    5,171,168
#   Boral, Ltd.                                           1,960,080   10,402,480
    Caltex Australia, Ltd.                                   18,966      393,703
    Downer EDI, Ltd.                                        337,397    1,575,075
    Echo Entertainment Group, Ltd.                        1,832,302    4,819,299
    GrainCorp, Ltd. Class A                                 367,914    3,034,353
#   Harvey Norman Holdings, Ltd.                          1,068,950    3,271,466
    Incitec Pivot, Ltd.                                   4,514,071   12,116,981
#   Leighton Holdings, Ltd.                                  96,754    1,720,498
    Lend Lease Group                                        869,454   10,508,212
    Macquarie Group, Ltd.                                   729,865   39,322,116
#   Metcash, Ltd.                                           579,881    1,498,020
    National Australia Bank, Ltd.                           178,885    5,890,213
#   New Hope Corp., Ltd.                                     69,375      201,629
#*  Newcrest Mining, Ltd.                                 1,061,347   10,351,508
    Origin Energy, Ltd.                                   2,782,880   38,659,472
    Primary Health Care, Ltd.                               701,130    3,064,448
#*  Qantas Airways, Ltd.                                  3,295,675    3,748,942
    QBE Insurance Group, Ltd.                               935,240   10,093,703
#   Rio Tinto, Ltd.                                         120,548    6,951,906
    Santos, Ltd.                                          4,099,271   52,558,232
    Seven Group Holdings, Ltd.                              361,999    2,772,925
    Seven West Media, Ltd.                                   46,084       80,073
#*  Sims Metal Management, Ltd.                             209,772    1,918,509
*   Sims Metal Management, Ltd. Sponsored ADR               124,013    1,118,597
    Suncorp Group, Ltd.                                   3,736,013   45,370,824
    Tabcorp Holdings, Ltd.                                2,076,000    7,194,711
    Tatts Group, Ltd.                                     3,911,620   11,001,721
    Toll Holdings, Ltd.                                   2,149,986   10,605,009
#   Treasury Wine Estates, Ltd.                           1,372,955    4,889,549
    Washington H Soul Pattinson & Co., Ltd.                  87,756    1,208,637
    Wesfarmers, Ltd.                                      2,586,337  102,933,877
    Woodside Petroleum, Ltd.                                423,192   16,086,002
#   WorleyParsons, Ltd.                                      38,859      609,369
                                                                    ------------
TOTAL AUSTRALIA                                                      477,135,191
                                                                    ------------
AUSTRIA -- (0.1%)
    Erste Group Bank AG                                     372,952   12,540,267
    OMV AG                                                   28,060    1,311,929
    Raiffeisen Bank International AG                         57,158    1,806,796
                                                                    ------------
TOTAL AUSTRIA                                                         15,658,992
                                                                    ------------
BELGIUM -- (1.2%)
    Ageas                                                   517,258   22,260,572

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- ------------
BELGIUM -- (Continued)
#   Belgacom SA                                              93,033 $  2,847,510
#   Delhaize Group SA                                       235,124   17,508,100
    Delhaize Group SA Sponsored ADR                         211,600    3,952,688
    KBC Groep NV                                            447,959   27,335,740
    Solvay SA                                               187,574   30,397,313
#   UCB SA                                                  292,847   24,021,241
                                                                    ------------
TOTAL BELGIUM                                                        128,323,164
                                                                    ------------
CANADA -- (8.0%)
    Bank of Montreal                                        101,569    7,002,167
    Barrick Gold Corp.                                    2,020,445   35,297,174
#   Bell Aliant, Inc.                                        62,911    1,549,744
#*  BlackBerry, Ltd.(09228F103)                             477,288    3,656,026
#*  BlackBerry, Ltd.(BCBHZ31)                               435,600    3,326,465
#   Bonavista Energy Corp.                                   22,016      345,893
    Cameco Corp.(13321L108)                                 112,600    2,397,254
    Cameco Corp.(2166160)                                   506,586   10,782,949
    Canadian Natural Resources, Ltd.(136385101)             736,891   30,043,046
#   Canadian Natural Resources, Ltd.(2171573)             1,849,320   75,352,978
#   Canadian Tire Corp., Ltd. Class A                       239,571   23,529,783
#   Crescent Point Energy Corp.                             362,740   14,757,152
#   Eldorado Gold Corp.(284902103)                          109,318      666,840
    Eldorado Gold Corp.(2307873)                            175,726    1,070,982
    Empire Co., Ltd.                                         65,500    4,143,164
#   Enerplus Corp.                                          407,098    9,029,289
    Ensign Energy Services, Inc.                            452,198    7,116,843
    Fairfax Financial Holdings, Ltd.                         54,622   23,816,298
#   First Quantum Minerals, Ltd.                            966,542   19,250,588
#   Genworth MI Canada, Inc.                                 85,424    2,996,718
    George Weston, Ltd.                                      34,410    2,592,562
    Goldcorp, Inc.(2676302)                               1,686,234   41,646,234
    Goldcorp, Inc.(380956409)                                23,874      590,165
#   Husky Energy, Inc.                                      846,066   27,650,275
    IAMGOLD Corp.(450913108)                                573,940    2,003,051
    IAMGOLD Corp.(2446646)                                  231,424      806,569
    Industrial Alliance Insurance & Financial Services,
    Inc.                                                    168,485    6,955,838
    Kinross Gold Corp.                                    3,868,295   15,705,408
#   Loblaw Cos., Ltd.                                       221,495    9,629,339
#*  Lundin Mining Corp.                                     737,610    3,768,638
    Magna International, Inc.                               295,060   28,907,023
    Manulife Financial Corp.                              3,287,435   61,726,575
*   MEG Energy Corp.                                         52,780    1,900,186
*   New Gold, Inc.                                           25,030      126,514
*   Osisko Mining Corp.                                       6,000       42,972
#   Pacific Rubiales Energy Corp.                           425,026    6,937,380
    Pan American Silver Corp.(697900108)                    118,576    1,536,745
    Pan American Silver Corp.(2669272)                      131,923    1,709,143
#   Pengrowth Energy Corp.                                  699,668    4,545,081
#   Penn West Petroleum, Ltd.                             1,034,275    9,351,458
    Precision Drilling Corp.                                763,106    9,921,318
#   Sun Life Financial, Inc.                              1,292,577   43,752,207
    Suncor Energy, Inc.(B3NB1P2)                          3,750,370  144,670,082

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- ------------
CANADA -- (Continued)
    Suncor Energy, Inc.(867224107)                           51,781 $  1,998,747
    Talisman Energy, Inc.                                 3,003,838   31,051,033
    Teck Resources, Ltd. Class A                              4,115       98,327
#   Teck Resources, Ltd. Class B                          1,483,730   33,815,588
#   Thomson Reuters Corp.                                 1,234,938   44,696,857
#   TransAlta Corp.                                         616,481    7,531,299
    Trican Well Service, Ltd.                                 6,065       86,876
#*  Turquoise Hill Resources, Ltd.(900435108)               127,382      496,790
#*  Turquoise Hill Resources, Ltd.(B7WJ1F5)                 273,114    1,061,508
    West Fraser Timber Co., Ltd.                             50,666    2,265,074
    Westjet Airlines, Ltd.                                    1,000       22,773
    Yamana Gold, Inc.                                     1,425,140   10,675,060
                                                                    ------------
TOTAL CANADA                                                         836,406,048
                                                                    ------------
DENMARK -- (1.6%)
    AP Moeller - Maersk A.S. Class A                          4,500   10,223,400
    AP Moeller - Maersk A.S. Class B                         19,275   46,014,397
    Carlsberg A.S. Class B                                  334,440   33,454,818
    Danske Bank A.S.                                      1,629,867   46,114,182
#   FLSmidth & Co. A.S.                                      23,118    1,237,682
    H Lundbeck A.S.                                         135,698    3,954,912
    Rockwool International A.S. Class B                       1,188      229,157
    TDC A.S.                                              1,531,086   14,378,243
*   Vestas Wind Systems A.S.                                169,081    7,509,069
                                                                    ------------
TOTAL DENMARK                                                        163,115,860
                                                                    ------------
FINLAND -- (0.9%)
#   Fortum Oyj                                              927,640   20,957,319
    Kesko Oyj Class A                                           662       26,444
    Kesko Oyj Class B                                       138,917    5,686,240
#   Neste Oil Oyj                                           110,779    2,278,251
*   Nokia Oyj                                             3,232,344   24,202,402
    Stora Enso Oyj Class R                                1,455,180   14,859,732
#   Stora Enso Oyj Sponsored ADR                             91,500      924,150
    UPM-Kymmene Oyj                                       1,403,467   24,580,035
    UPM-Kymmene Oyj Sponsored ADR                            69,300    1,204,434
                                                                    ------------
TOTAL FINLAND                                                         94,719,007
                                                                    ------------
FRANCE -- (9.5%)
    AXA SA                                                4,004,754  104,508,095
    AXA SA Sponsored ADR                                    140,900    3,536,590
    BNP Paribas SA                                        1,975,744  148,466,225
    Bollore SA(4572709)                                      20,798   13,255,812
*   Bollore SA(BDGTH22)                                          99       61,121
#   Bouygues SA                                             397,462   17,902,047
    Cap Gemini SA                                           213,324   15,072,127
    Casino Guichard Perrachon SA                            143,857   18,330,720
*   CGG SA                                                   89,108    1,541,728
#*  CGG SA Sponsored ADR                                    136,689    2,351,051
    Cie de St-Gobain                                      1,078,023   66,045,558
    Cie Generale des Etablissements Michelin                166,102   20,369,214

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- ------------
FRANCE -- (Continued)
    CNP Assurances                                          345,489 $  7,970,273
*   Credit Agricole SA                                    2,838,495   44,787,040
    Eiffage SA                                               25,808    1,950,878
    Electricite de France SA                                498,285   19,134,596
#   GDF Suez                                              3,247,971   81,859,990
    Groupe Eurotunnel SA                                    627,332    8,421,813
    Lafarge SA                                              505,082   46,214,412
    Lagardere SCA                                           221,491    9,282,805
    Natixis                                               2,034,211   14,440,161
    Orange SA                                             3,875,091   62,781,400
#*  Peugeot SA                                              159,012    2,813,391
    Renault SA                                              740,603   72,408,643
    Rexel SA                                                288,486    7,283,371
    SCOR SE                                                  72,412    2,649,755
    Societe Generale SA                                   1,296,228   80,725,428
    STMicroelectronics NV                                 1,542,301   14,707,677
    Vallourec SA                                            119,253    7,047,314
    Vivendi SA                                            3,686,124   99,034,179
                                                                    ------------
TOTAL FRANCE                                                         994,953,414
                                                                    ------------
GERMANY -- (7.4%)
#   Allianz SE                                              518,031   90,152,856
    Allianz SE ADR                                        2,811,910   49,067,830
    Bayerische Motoren Werke AG                             683,720   85,946,981
    Celesio AG                                              108,168    3,759,308
*   Commerzbank AG                                        1,293,711   23,068,364
    Daimler AG                                            2,088,586  194,445,529
    Deutsche Bank AG(5750355)                             1,058,443   46,619,620
#   Deutsche Bank AG(D18190898)                             464,576   20,455,281
#   Deutsche Lufthansa AG                                   475,764   11,947,777
#   Deutsche Telekom AG Sponsored ADR                       442,166    7,406,281
#   E.ON SE                                               3,638,090   69,687,054
    Fraport AG Frankfurt Airport Services Worldwide          37,336    2,761,261
#   HeidelbergCement AG                                     243,824   21,185,401
#   K+S AG                                                   82,279    2,883,065
*   Metro AG                                                 47,914    1,919,614
#   Muenchener Rueckversicherungs AG                        297,828   68,845,597
    RWE AG                                                1,358,567   51,844,377
    Volkswagen AG                                            62,518   16,764,107
                                                                    ------------
TOTAL GERMANY                                                        768,760,303
                                                                    ------------
HONG KONG -- (1.9%)
    Cathay Pacific Airways, Ltd.                          2,931,001    5,546,838
    Cheung Kong Holdings, Ltd.                              750,000   12,788,618
*   FIH Mobile, Ltd.                                      1,931,000    1,043,005
    Great Eagle Holdings, Ltd.                              794,324    2,836,916
    Hang Lung Group, Ltd.                                   150,000      814,614
    Henderson Land Development Co., Ltd.                  3,725,616   22,366,123
#   Hongkong & Shanghai Hotels (The)                      1,903,131    2,783,222
    Hopewell Holdings, Ltd.                               1,244,169    4,282,738
    Hutchison Whampoa, Ltd.                               5,076,000   69,640,150
*   Kerry Logistics Network, Ltd.                           325,000      478,223

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- ------------
HONG KONG -- (Continued)
    Kerry Properties, Ltd.                                   866,500 $  2,864,603
    MTR Corp., Ltd.                                          456,500    1,730,953
    New World Development Co., Ltd.                       14,811,625   15,343,288
    NWS Holdings, Ltd.                                       109,395      186,478
    Orient Overseas International, Ltd.                      488,000    2,334,437
    Shangri-La Asia, Ltd.                                    454,000      744,952
    Sino Land Co., Ltd.                                    1,597,872    2,395,991
    Sun Hung Kai Properties, Ltd.                            869,920   11,004,788
    Swire Pacific, Ltd. Class A                              362,000    4,178,583
    Swire Pacific, Ltd. Class B                               42,500       94,363
    Wharf Holdings, Ltd.                                   3,665,990   25,806,822
    Wheelock & Co., Ltd.                                   3,493,000   14,462,997
                                                                     ------------
TOTAL HONG KONG                                                       203,728,702
                                                                     ------------
IRELAND -- (0.2%)
*   Bank of Ireland                                        9,889,009    3,861,178
    CRH P.L.C.                                               295,666    8,607,890
    CRH P.L.C. Sponsored ADR                                 215,216    6,301,524
                                                                     ------------
TOTAL IRELAND                                                          18,770,592
                                                                     ------------
ISRAEL -- (0.3%)
#   Bank Hapoalim BM                                       3,220,797   18,194,258
*   Bank Leumi Le-Israel BM                                3,143,915   12,301,422
*   Israel Discount Bank, Ltd. Class A                       427,704      764,712
    Migdal Insurance & Financial Holding, Ltd.                10,788       17,671
    Mizrahi Tefahot Bank, Ltd.                                99,634    1,331,893
                                                                     ------------
TOTAL ISRAEL                                                           32,609,956
                                                                     ------------
ITALY -- (1.6%)
#*  Banca Monte dei Paschi di Siena SpA                   12,934,984    4,323,140
*   Banco Popolare SC                                        570,354   11,787,163
*   Finmeccanica SpA                                         769,930    7,125,266
    Intesa Sanpaolo SpA                                   10,630,153   36,376,691
#*  Telecom Italia SpA                                     9,373,960   12,045,802
    Telecom Italia SpA Sponsored ADR                       1,874,500   24,068,580
    UniCredit SpA                                          6,290,570   56,361,264
    Unione di Banche Italiane SCPA                         1,854,721   17,704,224
                                                                     ------------
TOTAL ITALY                                                           169,792,130
                                                                     ------------
JAPAN -- (18.3%)
    77 Bank, Ltd. (The)                                      737,372    3,328,885
#   Aeon Co., Ltd.                                         2,444,200   28,229,586
    Aisin Seiki Co., Ltd.                                    421,200   14,884,943
    Alfresa Holdings Corp.                                    89,400    5,565,761
    Amada Co., Ltd.                                          821,000    5,937,633
    Aoyama Trading Co., Ltd.                                  20,400      506,225
    Asahi Glass Co., Ltd.                                  3,971,000   22,513,110
    Asahi Kasei Corp.                                      4,731,000   32,165,111
    Asatsu-DK, Inc.                                           17,500      395,876
    Autobacs Seven Co., Ltd.                                 214,800    3,323,199
    Awa Bank, Ltd. (The)                                      65,600      351,278

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Azbil Corp.                                              23,600 $   535,547
    Bank of Kyoto, Ltd. (The)                               709,400   5,780,221
    Bank of Yokohama, Ltd. (The)                          1,939,000   9,745,599
#   Brother Industries, Ltd.                                194,500   2,720,564
#   Canon Marketing Japan, Inc.                             124,900   2,011,588
    Chiba Bank, Ltd. (The)                                1,189,000   7,557,772
    Chugoku Bank, Ltd. (The)                                391,800   5,193,839
    Citizen Holdings Co., Ltd.                              601,600   4,418,097
    Coca-Cola West Co., Ltd.                                153,707   2,675,133
    COMSYS Holdings Corp.                                   207,400   3,400,125
    Cosmo Oil Co., Ltd.                                   1,287,364   2,408,298
    Dai Nippon Printing Co., Ltd.                         1,815,000  16,348,348
    Dai-ichi Life Insurance Co., Ltd. (The)                 335,200   4,644,780
    Daicel Corp.                                            575,000   4,815,499
#   Daido Steel Co., Ltd.                                   594,000   2,904,292
    Denki Kagaku Kogyo K.K.                                 992,000   3,290,004
    Fuji Media Holdings, Inc.                               112,800   1,900,400
    FUJIFILM Holdings Corp.                               1,327,000  34,279,167
    Fukuoka Financial Group, Inc.                         1,800,000   7,351,211
#   Fukuyama Transporting Co., Ltd.                          85,000     497,435
#   Furukawa Electric Co., Ltd.                             633,000   1,425,174
    Glory, Ltd.                                             126,700   3,277,906
    Gunma Bank, Ltd. (The)                                  921,397   4,897,479
    H2O Retailing Corp.                                     269,000   2,030,019
    Hachijuni Bank, Ltd. (The)                              993,231   5,429,926
    Hakuhodo DY Holdings, Inc.                              452,000   3,506,236
    Hankyu Hanshin Holdings, Inc.                         1,858,000  10,182,904
    Higo Bank, Ltd. (The)                                   282,000   1,449,432
    Hiroshima Bank, Ltd. (The)                              624,000   2,567,284
    Hitachi Capital Corp.                                    47,000   1,158,429
    Hitachi Chemical Co., Ltd.                              191,100   2,811,395
#   Hitachi Construction Machinery Co., Ltd.                155,900   2,892,966
    Hitachi High-Technologies Corp.                         139,900   3,200,363
    Hitachi Transport System, Ltd.                          105,000   1,611,210
    Hokuhoku Financial Group, Inc.                        2,620,000   5,055,915
#   House Foods Group, Inc.                                 148,300   2,467,741
    Ibiden Co., Ltd.                                        344,300   6,214,656
    Idemitsu Kosan Co., Ltd.                                243,896   5,393,398
    Inpex Corp.                                           1,335,200  19,471,761
#   Isetan Mitsukoshi Holdings, Ltd.                        884,200  11,003,040
    ITOCHU Corp.                                          3,579,600  40,126,565
    Iyo Bank, Ltd. (The)                                    551,000   4,954,056
    J Front Retailing Co., Ltd.                           1,455,000   9,248,768
    JFE Holdings, Inc.                                    1,259,700  23,280,837
    Joyo Bank, Ltd. (The)                                 1,376,000   6,697,123
    JTEKT Corp.                                             365,200   5,328,446
    JX Holdings, Inc.                                     6,192,133  32,173,078
#   K's Holdings Corp.                                       41,100   1,192,737
    Kagoshima Bank, Ltd. (The)                              358,143   2,236,996
#   Kajima Corp.                                          1,900,000   7,234,259
#   Kamigumi Co., Ltd.                                      540,000   5,147,447
    Kaneka Corp.                                            790,542   4,636,779

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- ------------
JAPAN -- (Continued)
    Kawasaki Kisen Kaisha, Ltd.                            2,648,000 $  5,317,039
    Keiyo Bank, Ltd. (The)                                   418,000    1,839,862
    Kewpie Corp.                                              47,400      681,826
    Kinden Corp.                                             207,000    1,905,706
    Kobe Steel, Ltd.                                       9,305,000   12,214,301
    Konica Minolta, Inc.                                   1,634,700   15,232,338
    Kuraray Co., Ltd.                                      1,060,900   11,928,509
#   Kurita Water Industries, Ltd.                             13,500      284,311
    Kyocera Corp.                                            818,800   38,508,074
    Kyocera Corp. Sponsored ADR                               27,200    1,282,208
    Kyowa Hakko Kirin Co., Ltd.                              571,000    6,502,388
    Lintec Corp.                                               5,100       94,830
    LIXIL Group Corp.                                        201,900    5,350,334
    Mabuchi Motor Co., Ltd.                                   20,400    1,396,923
    Maeda Road Construction Co., Ltd.                         36,000      558,201
#   Marubeni Corp.                                         3,990,000   26,662,826
    Marui Group Co., Ltd.                                    542,642    4,820,083
    Maruichi Steel Tube, Ltd.                                 74,700    1,894,857
    Matsumotokiyoshi Holdings Co., Ltd.                        5,000      147,547
    Medipal Holdings Corp.                                   339,800    4,779,441
    MEIJI Holdings Co., Ltd.                                 102,195    6,271,383
    Mitsubishi Chemical Holdings Corp.                     5,501,500   22,017,152
    Mitsubishi Corp.                                       3,482,500   62,362,177
#   Mitsubishi Gas Chemical Co., Inc.                        948,000    5,473,266
#   Mitsubishi Logistics Corp.                               220,000    3,156,333
    Mitsubishi Materials Corp.                             3,761,000   10,908,907
    Mitsubishi Tanabe Pharma Corp.                           465,600    6,384,436
    Mitsubishi UFJ Financial Group, Inc.                  24,653,206  131,142,580
#   Mitsubishi UFJ Financial Group, Inc. ADR               4,781,372   25,580,340
    Mitsui & Co., Ltd.                                     4,220,700   59,859,529
    Mitsui & Co., Ltd. Sponsored ADR                          11,723    3,312,920
#   Mitsui Chemicals, Inc.                                 1,861,800    4,536,789
    Mitsui Engineering & Shipbuilding Co., Ltd.              651,000    1,263,089
    Mitsui Mining & Smelting Co., Ltd.                        69,030      171,170
    Mitsui OSK Lines, Ltd.                                 3,290,000   10,975,658
    Mizuho Financial Group, Inc.                          42,833,200   83,893,411
    Mizuho Financial Group, Inc. ADR                         205,757      804,510
    MS&AD Insurance Group Holdings                           915,353   20,533,331
    Nagase & Co., Ltd.                                       235,889    2,890,370
    Nanto Bank, Ltd. (The)                                   319,000    1,197,329
    NEC Corp.                                             10,253,101   28,841,930
    NHK Spring Co., Ltd.                                      66,800      604,666
    Nippo Corp.                                              117,000    1,787,701
    Nippon Electric Glass Co., Ltd.                          864,000    4,226,617
    Nippon Express Co., Ltd.                               2,172,238   10,268,853
    Nippon Meat Packers, Inc.                                429,536    7,444,449
#   Nippon Paper Industries Co., Ltd.                        287,500    5,254,265
    Nippon Shokubai Co., Ltd.                                266,000    3,069,181
    Nippon Steel & Sumitomo Metal Corp.                   19,029,940   49,927,655
    Nippon Television Holdings, Inc.                          72,400    1,079,304
#   Nippon Yusen K.K.                                      5,752,000   15,590,924
    Nishi-Nippon City Bank, Ltd. (The)                     1,412,569    3,213,024

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Nissan Motor Co., Ltd.                                5,592,800 $48,258,010
    Nissan Shatai Co., Ltd.                                  11,500     175,198
#   Nisshin Seifun Group, Inc.                              464,199   5,400,761
    Nisshin Steel Co., Ltd.                                 143,100   1,469,694
    Nisshinbo Holdings, Inc.                                305,000   2,613,018
    NKSJ Holdings, Inc.                                     296,400   7,394,835
    NOK Corp.                                               212,020   3,466,270
*   NTN Corp.                                             1,546,000   5,291,062
#   NTT DOCOMO, Inc.                                      3,091,700  49,314,290
#   NTT DOCOMO, Inc. Sponsored ADR                            6,118      97,766
#   Obayashi Corp.                                        1,650,682  10,658,275
    Oji Holdings Corp.                                    2,787,000  11,709,551
#   Onward Holdings Co., Ltd.                               278,000   1,869,849
    Otsuka Holdings Co., Ltd.                               148,700   4,283,716
#   Pola Orbis Holdings, Inc.                                49,300   1,929,387
    Rengo Co., Ltd.                                         421,000   1,881,330
    Resona Holdings, Inc.                                 3,227,600  16,502,722
    Ricoh Co., Ltd.                                       2,859,100  32,945,604
    Rohm Co., Ltd.                                          233,700  11,175,972
    Sankyo Co., Ltd.                                         82,500   3,299,258
#   SBI Holdings, Inc.                                      399,300   4,566,370
    Seino Holdings Co., Ltd.                                315,000   3,113,376
    Sekisui Chemical Co., Ltd.                              125,000   1,266,775
    Sekisui House, Ltd.                                   1,499,800  18,002,995
    Shiga Bank, Ltd. (The)                                  451,185   2,467,199
    Shimizu Corp.                                         1,371,000   7,771,703
    Shizuoka Bank, Ltd. (The)                             1,051,000  10,042,310
#   Showa Denko K.K.                                      4,216,000   5,617,627
    Showa Shell Sekiyu K.K.                                 366,900   3,721,985
    SKY Perfect JSAT Holdings, Inc.                         358,300   1,926,625
    Sohgo Security Services Co., Ltd.                       101,200   2,145,543
    Sojitz Corp.                                          2,718,800   4,287,055
#   Sony Corp.                                              975,200  17,120,209
#   Sony Corp. Sponsored ADR                              1,801,665  31,781,371
    Sumitomo Bakelite Co., Ltd.                             347,000   1,321,536
    Sumitomo Chemical Co., Ltd.                           6,068,000  22,764,970
    Sumitomo Corp.                                        3,241,900  42,081,429
    Sumitomo Electric Industries, Ltd.                    2,606,700  36,079,787
#   Sumitomo Forestry Co., Ltd.                             343,000   3,488,574
#   Sumitomo Heavy Industries, Ltd.                       1,272,000   5,412,230
    Sumitomo Metal Mining Co., Ltd.                       1,441,000  21,765,603
    Sumitomo Mitsui Financial Group, Inc.                 1,688,300  66,739,011
    Sumitomo Mitsui Trust Holdings, Inc.                  1,987,629   8,190,419
    Sumitomo Osaka Cement Co., Ltd.                         196,000     779,516
    Sumitomo Rubber Industries, Ltd.                        162,700   2,261,182
    Suzuken Co., Ltd.                                       149,300   5,381,534
    Suzuki Motor Corp.                                      774,300  19,976,987
    T&D Holdings, Inc.                                    1,060,400  12,657,244
    Taisho Pharmaceutical Holdings Co., Ltd.                 49,199   3,626,340
    Taiyo Nippon Sanso Corp.                                 28,000     223,181
    Takashimaya Co., Ltd.                                   639,634   6,060,017
    Takata Corp.                                              1,900      44,768

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED


                                                           SHARES      VALUE++
                                                          --------- --------------
JAPAN -- (Continued)
    TDK Corp.                                               487,600 $   20,791,981
    Teijin, Ltd.                                          3,063,450      7,530,119
#   Toho Holdings Co., Ltd.                                  12,800        258,026
    Tokai Rika Co., Ltd.                                     97,100      1,687,521
    Tokio Marine Holdings, Inc.                              15,400        453,775
    Tokyo Broadcasting System Holdings, Inc.                 85,300        926,617
#   Toppan Printing Co., Ltd.                             1,344,000      9,230,390
    Toshiba TEC Corp.                                        36,000        234,527
    Tosoh Corp.                                           1,275,000      4,865,278
    Toyo Seikan Group Holdings, Ltd.                        365,849      5,440,861
    Toyobo Co., Ltd.                                        664,000      1,072,262
    Toyoda Gosei Co., Ltd.                                   95,300      1,755,981
#   Toyota Boshoku Corp.                                     30,300        313,222
#   Toyota Tsusho Corp.                                     675,100     17,781,598
    Ube Industries, Ltd.                                  2,998,000      5,079,258
#   UNY Group Holdings Co., Ltd.                            393,050      2,536,571
    Ushio, Inc.                                              44,200        577,324
    Wacoal Holdings Corp.                                   179,000      1,765,700
#   Yamada Denki Co., Ltd.                                1,608,100      5,941,079
#   Yamaguchi Financial Group, Inc.                         492,148      4,538,493
    Yamaha Corp.                                            355,900      4,768,585
    Yamato Kogyo Co., Ltd.                                   86,600      2,497,389
    Yamazaki Baking Co., Ltd.                               263,000      3,213,417
                                                                    --------------
TOTAL JAPAN                                                          1,909,110,717
                                                                    --------------
NETHERLANDS -- (3.2%)
    Aegon NV                                              3,908,207     35,824,227
    Akzo Nobel NV                                           442,754     34,119,542
#   ArcelorMittal(B03XPL1)                                3,159,312     51,374,315
#   ArcelorMittal(B295F26)                                  553,547      8,995,139
*   ING Groep NV                                          6,479,202     92,619,251
#*  ING Groep NV Sponsored ADR                            1,297,167     18,549,488
    Koninklijke Ahold NV                                  1,258,998     24,338,805
    Koninklijke Boskalis Westminster NV                      22,312      1,264,570
    Koninklijke DSM NV                                      466,014     33,463,425
*   Koninklijke KPN NV                                      601,748      2,137,931
    Koninklijke Philips NV                                1,120,476     35,869,966
    TNT Express NV                                           72,118        649,894
                                                                    --------------
TOTAL NETHERLANDS                                                      339,206,553
                                                                    --------------
NEW ZEALAND -- (0.1%)
    Auckland International Airport, Ltd.                    297,563      1,019,131
    Contact Energy, Ltd.                                  1,292,916      6,350,743
    Fletcher Building, Ltd.                                  83,384        709,041
                                                                    --------------
TOTAL NEW ZEALAND                                                        8,078,915
                                                                    --------------
NORWAY -- (0.7%)
#   Aker ASA Class A                                         68,150      2,308,416
#   DNB ASA                                               1,551,198     27,495,788
#   Norsk Hydro ASA                                       3,357,025     18,004,372
#   Norsk Hydro ASA Sponsored ADR                            59,900        322,262

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- ------------
NORWAY -- (Continued)
#   Orkla ASA                                                361,613 $  2,990,752
    Stolt-Nielsen, Ltd.                                        8,425      227,790
*   Storebrand ASA                                         1,082,306    6,075,377
    Subsea 7 SA                                              590,207   11,818,457
#   Wilh Wilhelmsen Holding ASA Class A                          212        6,726
#   Yara International ASA                                    19,098      902,790
                                                                     ------------
TOTAL NORWAY                                                           70,152,730
                                                                     ------------
PORTUGAL -- (0.1%)
#*  Banco Espirito Santo SA                                2,631,973    4,665,259
*   EDP Renovaveis SA                                        517,656    3,549,897
                                                                     ------------
TOTAL PORTUGAL                                                          8,215,156
                                                                     ------------
SINGAPORE -- (1.1%)
    CapitaLand, Ltd.                                       9,878,000   25,280,518
#   CapitaMalls Asia, Ltd.                                 1,267,000    2,232,549
    City Developments, Ltd.                                  179,000    1,550,857
    DBS Group Holdings, Ltd.                               1,172,308   15,881,446
    Golden Agri-Resources, Ltd.                           13,990,000    6,824,803
    Hutchison Port Holdings Trust                          4,848,000    3,299,340
    Keppel Land, Ltd.                                      1,214,000    3,358,465
#*  Neptune Orient Lines, Ltd.                             1,246,004    1,010,600
    Noble Group, Ltd.                                     10,011,000   10,308,120
#   Olam International, Ltd.                               2,567,000    4,580,599
#   OUE Hospitality Trust                                     67,498       46,852
#   OUE, Ltd.                                                405,000      734,302
    Singapore Airlines, Ltd.                               1,933,600   16,030,374
    United Industrial Corp., Ltd.                          2,152,000    5,755,030
    UOL Group, Ltd.                                        1,376,600    7,067,800
    Venture Corp., Ltd.                                      307,000    1,880,422
    Wheelock Properties Singapore, Ltd.                      861,000    1,291,083
    Wilmar International, Ltd.                             4,154,000   11,289,798
                                                                     ------------
TOTAL SINGAPORE                                                       118,422,958
                                                                     ------------
SPAIN -- (2.6%)
#   Acciona SA                                               101,533    8,259,282
#   Banco de Sabadell SA                                   5,355,403   18,220,588
    Banco Popular Espanol SA                               3,458,143   25,482,786
    Banco Santander SA                                     8,200,002   81,554,496
#   Banco Santander SA Sponsored ADR                       1,541,029   15,348,649
#   CaixaBank SA                                           3,079,847   18,770,826
    Iberdrola SA                                           9,376,631   65,500,776
    Repsol SA                                              1,248,100   33,604,404
                                                                     ------------
TOTAL SPAIN                                                           266,741,807
                                                                     ------------
SWEDEN -- (2.9%)
#   Boliden AB                                               612,180    9,349,391
    Holmen AB Class A                                          5,283      186,143
    Meda AB Class A                                          280,396    5,040,101
    Nordea Bank AB                                         5,366,449   77,763,053
    Skandinaviska Enskilda Banken AB Class A               3,481,813   48,093,995

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- ------------
SWEDEN -- (Continued)
#   Skandinaviska Enskilda Banken AB Class C                 16,918 $    230,116
#*  SSAB AB Class A                                          51,620      450,684
    Svenska Cellulosa AB Class A                             66,476    1,859,037
    Svenska Cellulosa AB Class B                          1,348,669   37,915,170
    Svenska Handelsbanken AB Class A                         32,796    1,649,637
    Svenska Handelsbanken AB Class B                            252       12,303
    Swedbank AB Class A                                     674,237   18,043,872
    Tele2 AB Class B                                        127,737    1,632,365
    Telefonaktiebolaget LM Ericsson Class A                  28,098      323,887
    Telefonaktiebolaget LM Ericsson Class B               4,713,081   56,832,490
#   Telefonaktiebolaget LM Ericsson Sponsored ADR           952,162   11,416,422
    TeliaSonera AB                                        3,717,354   27,058,823
                                                                    ------------
TOTAL SWEDEN                                                         297,857,489
                                                                    ------------
SWITZERLAND -- (8.8%)
    ABB, Ltd.                                               820,669   19,758,495
    Adecco SA                                               358,259   30,076,577
#   Alpiq Holding AG                                          1,593      195,484
    Aryzta AG                                               189,423   17,509,404
    Baloise Holding AG                                      200,163   24,374,561
    Banque Cantonale Vaudoise                                   468      277,799
    Clariant AG                                             601,589   11,863,278
    Credit Suisse Group AG                                1,928,358   61,134,025
#   Credit Suisse Group AG Sponsored ADR                  1,022,581   32,385,140
    Givaudan SA                                               5,469    8,631,037
    Holcim, Ltd.                                            887,877   81,432,888
    Lonza Group AG                                            7,458      780,558
    Novartis AG                                           2,434,443  211,632,207
    Novartis AG ADR                                         681,571   59,255,783
    PSP Swiss Property AG                                     1,959      188,290
    Sulzer AG                                                50,596    7,807,080
    Swiss Life Holding AG                                   123,557   30,441,434
    Swiss Re AG                                           1,412,545  123,514,466
    UBS AG(B18YFJ4)                                       4,344,251   90,855,076
#   UBS AG(H89231338)                                       505,823   10,576,759
    Zurich Insurance Group AG                               321,452   92,179,146
                                                                    ------------
TOTAL SWITZERLAND                                                    914,869,487
                                                                    ------------
UNITED KINGDOM -- (15.5%)
    Anglo American P.L.C.                                 2,938,851   78,564,591
    Barclays P.L.C.                                       6,164,510   26,322,720
    Barclays P.L.C. Sponsored ADR                         5,037,005   86,183,156
    Barratt Developments P.L.C.                             410,298    2,566,070
    BP P.L.C.                                             1,867,967   15,771,454
    BP P.L.C. Sponsored ADR                               6,938,726  351,238,309
    Carnival P.L.C.                                         658,867   26,340,713
#   Carnival P.L.C. ADR                                     229,328    9,152,480
    Coca-Cola HBC AG ADR                                      4,761      119,930
    Glencore Xstrata P.L.C.                               9,442,477   50,949,377
    HSBC Holdings P.L.C.                                  4,447,299   45,440,771
#   HSBC Holdings P.L.C. Sponsored ADR                    1,892,534   97,124,844
    Investec P.L.C.                                       1,195,168   10,545,881

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED


                                                            SHARES        VALUE++
                                                           ---------- ---------------
UNITED KINGDOM -- (Continued)
#    J Sainsbury P.L.C.                                     5,377,115 $    30,503,307
     Kingfisher P.L.C.                                      8,040,406      56,896,948
*    Lloyds Banking Group P.L.C.                           34,635,010      44,166,996
#*   Lloyds Banking Group P.L.C. ADR                        1,528,251       7,901,058
     Mondi P.L.C.                                              92,520       1,538,044
     Old Mutual P.L.C.                                     12,629,616      42,689,163
#    Pearson P.L.C. Sponsored ADR                           1,179,255      22,134,616
     Resolution, Ltd.                                       3,422,696      17,266,967
*    Royal Bank of Scotland Group P.L.C.                    3,847,507      19,493,190
*    Royal Bank of Scotland Group P.L.C. Sponsored ADR        400,166       4,065,687
#    Royal Dutch Shell P.L.C. ADR(780259107)                3,323,210     281,309,727
     Royal Dutch Shell P.L.C. ADR(780259206)                  755,142      59,459,881
     Royal Dutch Shell P.L.C. Class A                         568,985      22,494,366
     Royal Dutch Shell P.L.C. Class B                         255,146      10,833,751
     RSA Insurance Group P.L.C.                             6,814,831      11,315,453
#    Vedanta Resources P.L.C.                                 189,404       3,032,969
     Vodafone Group P.L.C.                                 19,078,000      72,431,667
     Vodafone Group P.L.C. Sponsored ADR                    2,056,797      78,076,025
     WM Morrison Supermarkets P.L.C.                        8,127,143      27,588,942
                                                                      ---------------
TOTAL UNITED KINGDOM                                                    1,613,519,053
                                                                      ---------------
TOTAL COMMON STOCKS                                                     9,450,148,224
                                                                      ---------------
PREFERRED STOCKS -- (0.3%)
GERMANY -- (0.3%)
     Porsche Automobil Holding SE                             254,382      28,133,374
                                                                      ---------------
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
*    Bank of Queensland, Ltd. Rights 05/09/14                  78,835              --
                                                                      ---------------
FRANCE -- (0.0%)
*    Peugeot SA Warrants 04/29/17                             159,012         304,214
                                                                      ---------------
HONG KONG -- (0.0%)
*    Sun Hung Kai Properties 04/22/16                          71,750          49,049
                                                                      ---------------
SPAIN -- (0.0%)
*    Banco Santander SA                                     8,200,002       1,734,756
                                                                      ---------------
TOTAL RIGHTS/WARRANTS                                                       2,088,019
                                                                      ---------------
                                                            SHARES/
                                                             FACE
                                                            AMOUNT
                                                             (000)        VALUE+
                                                           ---------- ---------------
SECURITIES LENDING COLLATERAL -- (9.1%)
(S)@ DFA Short Term Investment Fund                        82,550,804     955,112,801
                                                                      ---------------
TOTAL INVESTMENTS -- (100.0%) (Cost $8,605,115,658)                   $10,435,482,418
                                                                      ===============

THE DFA INTERNATIONAL VALUE SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                               -----------------------------------------------------
                                  LEVEL 1        LEVEL 2     LEVEL 3      TOTAL
                               -------------- -------------- ------- ---------------
Common Stocks
   Australia                   $    1,974,118 $  475,161,073   --    $   477,135,191
   Austria                                 --     15,658,992   --         15,658,992
   Belgium                          3,952,688    124,370,476   --        128,323,164
   Canada                         836,406,048             --   --        836,406,048
   Denmark                                 --    163,115,860   --        163,115,860
   Finland                          2,128,584     92,590,423   --         94,719,007
   France                           5,948,762    989,004,652   --        994,953,414
   Germany                         76,929,392    691,830,911   --        768,760,303
   Hong Kong                               --    203,728,702   --        203,728,702
   Ireland                          6,301,524     12,469,068   --         18,770,592
   Israel                                  --     32,609,956   --         32,609,956
   Italy                           24,068,580    145,723,550   --        169,792,130
   Japan                           62,859,115  1,846,251,602   --      1,909,110,717
   Netherlands                     27,544,627    311,661,926   --        339,206,553
   New Zealand                             --      8,078,915   --          8,078,915
   Norway                             322,262     69,830,468   --         70,152,730
   Portugal                                --      8,215,156   --          8,215,156
   Singapore                               --    118,422,958   --        118,422,958
   Spain                           15,348,649    251,393,158   --        266,741,807
   Sweden                          11,416,422    286,441,067   --        297,857,489
   Switzerland                    102,217,682    812,651,805   --        914,869,487
   United Kingdom                 996,765,713    616,753,340   --      1,613,519,053
Preferred Stocks
   Germany                                 --     28,133,374   --         28,133,374
Rights/Warrants
   Australia                               --             --   --                 --
   France                                  --        304,214   --            304,214
   Hong Kong                               --         49,049   --             49,049
   Spain                                   --      1,734,756   --          1,734,756
Securities Lending Collateral              --    955,112,801   --        955,112,801
                               -------------- --------------   --    ---------------
TOTAL                          $2,174,184,166 $8,261,298,252   --    $10,435,482,418
                               ============== ==============   ==    ===============

                       THE JAPANESE SMALL COMPANY SERIES
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                          SHARES   VALUE++
                                                          ------- ----------
COMMON STOCKS -- (87.4%)
Consumer Discretionary -- (17.8%)
#   Accordia Golf Co., Ltd.                               575,900 $7,387,781
    Adastria Holdings Co., Ltd.                            93,320  2,030,846
#   Aeon Fantasy Co., Ltd.                                 57,832    717,665
#*  Agora Hospitality Group Co., Ltd.                     339,000    149,616
#   Ahresty Corp.                                         115,300    981,471
*   Aigan Co., Ltd.                                        96,200    250,528
    Aisan Industry Co., Ltd.                              170,000  1,352,681
#   Akebono Brake Industry Co., Ltd.                      142,900    726,907
    Alpen Co., Ltd.                                        98,000  1,805,522
    Alpha Corp.                                            30,400    293,503
    Alpine Electronics, Inc.                              272,000  3,242,909
    Amiyaki Tei Co., Ltd.                                  23,500    660,193
    Amuse, Inc.                                            34,099    567,162
*   Anrakutei Co., Ltd.                                    22,000     85,063
    AOI Pro, Inc.                                          39,200    243,824
    AOKI Holdings, Inc.                                   194,200  2,646,011
    Aoyama Trading Co., Ltd.                              315,900  7,839,037
    Arata Corp.                                            91,000    290,979
    Arcland Sakamoto Co., Ltd.                             80,500  1,593,900
    Asahi Broadcasting Corp.                               28,200    165,017
    Asahi Co., Ltd.                                        78,200  1,040,353
    Asatsu-DK, Inc.                                       168,000  3,800,411
#*  Ashimori Industry Co., Ltd.                           319,000    386,566
#   ASKUL Corp.                                            46,600  1,162,856
#   Atom Corp.                                              6,300     32,069
#   Atsugi Co., Ltd.                                      858,000    950,249
    Autobacs Seven Co., Ltd.                              378,000  5,848,087
    Avex Group Holdings, Inc.                             191,300  3,543,233
    Belluna Co., Ltd.                                     193,100    937,398
    Best Bridal, Inc.                                      91,100    542,232
    Best Denki Co., Ltd.                                  396,500    539,451
#   Bic Camera, Inc.                                      497,600  3,629,391
#   Bookoff Corp.                                          48,800    405,513
    BRONCO BILLY Co., Ltd.                                    800     17,584
    Calsonic Kansei Corp.                                 903,000  4,448,303
#   Can Do Co., Ltd.                                       64,500    989,885
#   Central Sports Co., Ltd.                               27,000    406,260
#   Chiyoda Co., Ltd.                                     134,600  3,195,719
    Chofu Seisakusho Co., Ltd.                             88,800  2,229,658
    Chori Co., Ltd.                                        72,900    804,770
    Chuo Spring Co., Ltd.                                 202,000    610,675
#*  Clarion Co., Ltd.                                     101,000    190,035
    Cleanup Corp.                                         133,500  1,216,404
#   Colowide Co., Ltd.                                    179,500  1,801,020
#*  COOKPAD, Inc.                                          59,200  1,186,182
    Corona Corp.                                           80,400    812,355
#   Cross Plus, Inc.                                       22,000    165,567
*   DA Consortium, Inc.                                    33,700    135,700
    Daido Metal Co., Ltd.                                 172,000  1,827,772
#   Daidoh, Ltd.                                          126,100    769,690
#*  Daiei, Inc. (The)                                     685,650  1,924,744

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
Consumer Discretionary -- (Continued)
    Daiichikosho Co., Ltd.                                  128,900 $3,714,342
    Daikoku Denki Co., Ltd.                                  41,500    741,760
    Daimaruenawin Co., Ltd.                                     400      2,845
    Dainichi Co., Ltd.                                       54,900    395,117
#   Daisyo Corp.                                             54,300    638,727
    DCM Holdings Co., Ltd.                                  491,600  3,325,810
#   Descente, Ltd.                                          240,000  1,819,101
    Doshisha Co., Ltd.                                      126,700  1,899,670
    Doutor Nichires Holdings Co., Ltd.                      173,686  3,113,028
#   Dunlop Sports Co., Ltd.                                  77,500    944,085
    Dynic Corp.                                             174,000    277,303
    Eagle Industry Co., Ltd.                                140,000  2,215,887
#   EDION Corp.                                             528,800  3,081,540
#   Exedy Corp.                                             179,600  4,805,145
#   F-Tech, Inc.                                             24,600    290,679
#   FCC Co., Ltd.                                           197,400  3,374,277
    Fields Corp.                                             78,500  1,055,026
*   Fine Sinter Co., Ltd.                                    49,000    152,720
    First Juken Co., Ltd.                                     4,900     68,612
#   Foster Electric Co., Ltd.                               129,400  1,567,385
#   France Bed Holdings Co., Ltd.                           672,000  1,210,969
#   Fuji Co., Ltd.                                          105,000  1,987,395
    Fuji Corp., Ltd.                                        127,000    745,114
#   Fuji Kiko Co., Ltd.                                     148,000    582,747
#   Fuji Kyuko Co., Ltd.                                     50,000    500,475
    Fuji Oozx, Inc.                                           6,000     25,339
#   Fujibo Holdings, Inc.                                   732,000  1,685,136
#   Fujikura Rubber, Ltd.                                    36,000    311,878
    Fujitsu General, Ltd.                                   330,000  3,808,173
    FuKoKu Co., Ltd.                                         32,100    291,922
#*  Funai Electric Co., Ltd.                                 84,200    904,190
#   Furukawa Battery Co., Ltd. (The)                         81,000    557,213
    Futaba Industrial Co., Ltd.                             315,800  1,414,706
    G-7 Holdings, Inc.                                       29,200    212,953
    G-Tekt Corp.                                             91,600  1,025,286
#   Gakken Holdings Co., Ltd.                               322,000    873,054
#   Genki Sushi Co., Ltd.                                    21,400    335,554
#   Geo Holdings Corp.                                      184,700  1,692,212
#   GLOBERIDE, Inc.                                         530,000    673,917
    Goldwin, Inc.                                           188,000    970,739
#   Gourmet Kineya Co., Ltd.                                 87,000    628,962
    GSI Creos Corp.                                         289,000    385,123
    Gulliver International Co., Ltd.                        314,400  2,573,155
    Gunze, Ltd.                                           1,111,000  3,033,770
    H-One Co., Ltd.                                          69,500    538,500
    H2O Retailing Corp.                                     560,000  4,226,062
#   Hagihara Industries, Inc.                                11,600    153,554
    Hakuyosha Co., Ltd.                                      65,000    153,686
    Happinet Corp.                                           76,400    775,597
    Hard Off Corp. Co., Ltd.                                 49,700    383,734
    Haruyama Trading Co., Ltd.                               47,900    335,136
    Heiwa Corp.                                             130,500  2,171,514

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
Consumer Discretionary -- (Continued)
    HI-LEX Corp.                                             62,900 $1,555,319
#   Hiday Hidaka Corp.                                       56,664  1,304,812
#   Higashi Nihon House Co., Ltd.                           206,000    987,447
#   Himaraya Co., Ltd.                                       35,900    382,243
#   Hiramatsu, Inc.                                         138,500    921,368
#   HIS Co., Ltd.                                           203,600  5,646,445
#   Honeys Co., Ltd.                                         92,940    870,117
#   Hoosiers Holdings Co., Ltd.                             153,500    841,680
#   Ichibanya Co., Ltd.                                      37,500  1,517,095
#*  Ichikoh Industries, Ltd.                                294,000    392,902
#   Iida Group Holdings Co., Ltd.                            48,421    722,602
*   IJT Technology Holdings Co., Ltd.                       128,280    523,554
#   Ikyu Corp.                                               37,500    407,377
#   Imasen Electric Industrial                               77,900    977,002
    Imperial Hotel, Ltd.                                     14,200    307,604
#   Intage Holdings, Inc.                                    73,400    918,415
*   Izuhakone Railway Co., Ltd.                                 300         --
#*  Izutsuya Co., Ltd.                                      555,000    380,970
#*  Janome Sewing Machine Co., Ltd.                         822,000    659,825
#   Japan Vilene Co., Ltd.                                  154,000    848,440
    Japan Wool Textile Co., Ltd. (The)                      336,000  2,495,397
#   Jin Co., Ltd.                                            64,400  1,877,471
#   Joban Kosan Co., Ltd.                                   229,000    309,082
#   Joshin Denki Co., Ltd.                                  209,000  1,693,736
#   JP-Holdings, Inc.                                        66,600    294,156
#*  JVC Kenwood Corp.                                       874,630  1,848,881
    K's Holdings Corp.                                       22,600    655,860
#   Kadokawa Corp.                                          113,300  3,720,204
    Kasai Kogyo Co., Ltd.                                   141,000    924,062
#   Kawai Musical Instruments Manufacturing Co., Ltd.       446,000    794,808
    Keihin Corp.                                            260,200  3,776,126
#   Keiyo Co., Ltd.                                         181,300    835,760
    KFC Holdings Japan, Ltd.                                 77,000  1,588,334
#*  Kintetsu Department Store Co., Ltd.                      45,000    159,991
#   Kinugawa Rubber Industrial Co., Ltd.                    268,000  1,118,786
    Kitamura Co., Ltd.                                        2,000     12,527
#*  KNT-CT Holdings Co., Ltd.                               355,000    584,069
#   Kohnan Shoji Co., Ltd.                                  194,000  1,963,901
#*  Kojima Co., Ltd.                                        145,700    466,561
    Komatsu Seiren Co., Ltd.                                146,000    735,760
    Komeri Co., Ltd.                                        174,100  4,714,326
#   Konaka Co., Ltd.                                        122,960    864,016
#   Koshidaka Holdings Co., Ltd.                             19,300    572,124
    KU Holdings Co., Ltd.                                    68,200    755,284
    Kura Corp.                                               63,100  1,269,132
    Kurabo Industries, Ltd.                               1,272,000  2,166,689
    Kuraudia Co., Ltd.                                        5,700     63,279
    KYB Co., Ltd.                                           892,000  3,633,580
    Kyoritsu Maintenance Co., Ltd.                           55,660  1,901,020
    Kyoto Kimono Yuzen Co., Ltd.                             59,800    592,141
    LEC, Inc.                                                42,800    438,145
#   Look, Inc.                                              219,000    568,711

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
Consumer Discretionary -- (Continued)
#   Mamiya-Op Co., Ltd.                                     285,000 $  552,504
#   Marche Corp.                                             23,000    185,410
#   Mars Engineering Corp.                                   48,400    903,946
*   Maruzen CHI Holdings Co., Ltd.                           29,800     91,928
    Maruzen Co., Ltd.                                        46,000    417,707
#   Matsuya Foods Co., Ltd.                                  48,200    865,941
    Meiko Network Japan Co., Ltd.                            75,800    819,361
    Meiwa Estate Co., Ltd.                                   56,900    224,693
    Mikuni Corp.                                            108,000    404,434
    Misawa Homes Co., Ltd.                                  150,900  1,852,149
#   Mitsuba Corp.                                           193,990  2,847,831
    Mitsui Home Co., Ltd.                                   170,000    783,550
#   Mizuno Corp.                                            564,000  3,077,643
    Monogatari Corp. (The)                                   17,600    634,596
#   MOS Food Services, Inc.                                  40,100    799,182
    Mr Max Corp.                                            119,000    381,234
    Murakami Corp.                                           11,000    158,923
#   Musashi Seimitsu Industry Co., Ltd.                     123,200  2,718,648
    Nafco Co., Ltd.                                          32,000    475,971
#   Nagawa Co., Ltd.                                          8,500    178,020
#*  Naigai Co., Ltd.                                      1,450,000  1,079,839
    Nakayamafuku Co., Ltd.                                    9,500     80,477
    Nice Holdings, Inc.                                     460,000    929,707
    Nifco, Inc.                                             277,500  7,750,861
    Nihon Eslead Corp.                                       10,800    109,829
#   Nihon Plast Co., Ltd.                                     1,600      9,420
    Nihon Tokushu Toryo Co., Ltd.                            56,000    311,620
    Nippon Felt Co., Ltd.                                    67,200    291,606
#   Nippon Piston Ring Co., Ltd.                            470,000    821,161
    Nippon Seiki Co., Ltd.                                  246,400  4,308,369
    Nishikawa Rubber Co., Ltd.                               15,000    247,360
    Nishimatsuya Chain Co., Ltd.                            290,300  2,080,904
    Nissan Tokyo Sales Holdings Co., Ltd.                   236,000    766,134
#   Nissin Kogyo Co., Ltd.                                  214,800  3,964,570
    Nittan Valve Co., Ltd.                                   82,800    248,227
    Ohashi Technica, Inc.                                    22,000    177,512
#   Ohsho Food Service Corp.                                 58,100  2,147,311
    Onward Holdings Co., Ltd.                               753,000  5,064,735
#   OPT, Inc.                                                55,600    423,887
    Otsuka Kagu, Ltd.                                        40,700    397,122
    Pacific Industrial Co., Ltd.                            213,100  1,490,576
#   Pal Co., Ltd.                                            61,100  1,165,977
    Paltac Corp.                                            189,534  2,341,217
    PanaHome Corp.                                          460,200  3,060,065
    Parco Co., Ltd.                                         103,600    829,661
    Paris Miki Holdings, Inc.                               164,400    818,116
    PIA Corp.                                                   100      1,691
    Piolax, Inc.                                             57,900  2,004,202
#*  Pioneer Corp.                                         1,903,400  4,112,657
    Plenus Co., Ltd.                                        120,400  2,747,709
    Press Kogyo Co., Ltd.                                   558,000  2,046,451
#   Pressance Corp.                                          30,800    764,010

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                          SHARES   VALUE++
                                                          ------- ----------
Consumer Discretionary -- (Continued)
#   Proto Corp.                                            61,600 $  850,542
    Renaissance, Inc.                                      39,400    313,017
*   Renown, Inc.                                          326,600    377,790
    Resort Solution Co., Ltd.                             180,000    398,374
    Resorttrust, Inc.                                     401,216  6,295,018
    Rhythm Watch Co., Ltd.                                658,000    972,828
#   Riberesute Corp.                                       12,700     82,405
#   Right On Co., Ltd.                                     79,525    563,260
    Riken Corp.                                           512,000  2,094,805
#   Riso Kyoiku Co., Ltd.                                 153,610    334,671
    Roland Corp.                                           92,800  1,319,108
#   Round One Corp.                                       424,200  3,046,949
    Royal Holdings Co., Ltd.                              135,800  1,980,763
    Sagami Chain Co., Ltd.                                 16,000    145,079
#   Saizeriya Co., Ltd.                                   166,500  1,907,716
#   Sakai Ovex Co., Ltd.                                  307,000    529,997
    San Holdings, Inc.                                     14,000    186,008
#   Sanden Corp.                                          623,000  2,975,834
    Sanei Architecture Planning Co., Ltd.                  43,300    340,934
    Sangetsu Co., Ltd.                                    168,325  4,337,234
#   Sanko Marketing Foods Co., Ltd.                        30,400    272,491
    Sankyo Seiko Co., Ltd.                                188,700    651,763
    Sanoh Industrial Co., Ltd.                            140,500    867,416
    Sanyo Electric Railway Co., Ltd.                      118,000    544,180
    Sanyo Housing Nagoya Co., Ltd.                         51,800    490,068
    Sanyo Shokai, Ltd.                                    678,000  1,850,074
    Scroll Corp.                                          152,100    408,410
    Seiko Holdings Corp.                                  861,407  3,147,725
    Seiren Co., Ltd.                                      296,700  2,492,910
    Senshukai Co., Ltd.                                   183,700  1,562,998
#   Septeni Holdings Co., Ltd.                             78,600  1,005,389
#   Seria Co., Ltd.                                        95,700  3,742,738
#   Shidax Corp.                                           85,200    413,667
#   Shikibo, Ltd.                                         802,000    878,579
#   Shimachu Co., Ltd.                                    273,900  6,018,295
    Shimojima Co., Ltd.                                    23,800    242,528
    Shiroki Corp.                                         285,000    546,936
    Shobunsha Publications, Inc.                          279,800  1,728,436
#   Showa Corp.                                           320,400  3,523,412
#   SKY Perfect JSAT Holdings, Inc.                       892,200  4,797,474
    SNT Corp.                                             110,200    443,085
    Soft99 Corp.                                           70,600    458,323
    Sotoh Co., Ltd.                                        49,700    454,254
    SPK Corp.                                              17,200    316,486
#   St Marc Holdings Co., Ltd.                             45,300  2,146,948
#   Starbucks Coffee Japan, Ltd.                          134,600  1,431,480
    Starts Corp., Inc.                                     97,000  1,226,746
    Step Co., Ltd.                                         39,200    289,924
    Studio Alice Co., Ltd.                                 53,000    737,007
    Suminoe Textile Co., Ltd.                             342,000  1,035,388
    Sumitomo Forestry Co., Ltd.                           268,366  2,729,489
    Suncall Corp.                                          28,000    161,191

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
Consumer Discretionary -- (Continued)
    T RAD Co., Ltd.                                         373,000 $  973,973
#   T-Gaia Corp.                                             41,000    361,048
#   Tachi-S Co., Ltd.                                       167,540  2,620,807
    Tachikawa Corp.                                          50,800    252,414
    Taiho Kogyo Co., Ltd.                                    98,300    929,453
    Taka-Q, Ltd.                                             22,500     49,159
    Takamatsu Construction Group Co., Ltd.                   90,500  1,551,619
    Take And Give Needs Co., Ltd.                            51,070    964,227
    Takihyo Co., Ltd.                                        76,000    301,826
#   Tamron Co., Ltd.                                         95,700  2,393,761
#   TBK Co., Ltd.                                           116,000    567,102
*   Ten Allied Co., Ltd.                                     50,000    147,743
    Tigers Polymer Corp.                                     59,000    239,518
#   Toa Corp.                                               103,000  1,036,752
#   Toabo Corp.                                             529,000    362,656
#   Toei Animation Co., Ltd.                                 22,500    587,815
    Toei Co., Ltd.                                          416,000  2,328,948
    Tohokushinsha Film Corp.                                 24,300    188,232
#   Tokai Rika Co., Ltd.                                    295,500  5,135,557
#   Tokai Rubber Industries, Ltd.                           225,500  2,332,519
#   Token Corp.                                              43,950  1,950,961
    Tokyo Derica Co., Ltd.                                   29,900    435,361
    Tokyo Dome Corp.                                      1,200,200  5,374,910
    Tokyo Soir Co., Ltd.                                      9,000     21,753
#   Tokyu Recreation Co., Ltd.                               79,000    462,711
    Tomy Co., Ltd.                                          379,793  1,802,248
    Topre Corp.                                             214,500  2,170,487
#   Toridoll.corp                                            94,600    935,364
#   Tosho Co., Ltd.                                          26,800    450,722
    Toyo Tire & Rubber Co., Ltd.                          1,040,000  7,755,129
    TPR Co., Ltd.                                           117,900  1,739,533
    TSI Holdings Co., Ltd.                                  516,595  3,483,724
    Tsukamoto Corp. Co., Ltd.                               190,000    247,596
    Tsutsumi Jewelry Co., Ltd.                               49,300  1,117,640
    Tv Tokyo Holdings Corp.                                  34,800    554,627
#   Tyo, Inc.                                               218,000    346,816
#   U-Shin, Ltd.                                            148,800    890,956
    Unipres Corp.                                           205,800  3,976,274
    United Arrows, Ltd.                                     103,100  3,987,691
*   Unitika, Ltd.                                           140,000     79,420
#*  Universal Entertainment Corp.                            66,800  1,187,222
#*  Usen Corp.                                              659,680  2,433,950
#   Village Vanguard Co., Ltd.                               25,800    303,193
#   VT Holdings Co., Ltd.                                   444,600  2,548,886
    Wacoal Holdings Corp.                                   477,000  4,705,246
#   Watabe Wedding Corp.                                     43,000    286,559
#   WATAMI Co., Ltd.                                        120,300  1,752,009
#   West Holdings Corp.                                      84,400  1,136,160
    Wowow, Inc.                                              28,300    950,835
    Xebio Co., Ltd.                                         145,500  2,690,893
    Yachiyo Industry Co., Ltd.                                8,800     60,715
    Yamato International, Inc.                               20,400     85,601

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                          SHARES    VALUE++
                                                          ------- ------------
Consumer Discretionary -- (Continued)
    Yellow Hat, Ltd.                                       95,400 $  1,828,986
    Yomiuri Land Co., Ltd.                                128,000      494,375
    Yondoshi Holdings, Inc.                                99,820    1,777,317
    Yonex Co., Ltd.                                        40,000      236,230
    Yorozu Corp.                                           92,300    1,725,221
    Yutaka Giken Co., Ltd.                                  1,000       21,932
#   Zenrin Co., Ltd.                                      150,200    1,532,046
#   Zensho Holdings Co., Ltd.                             342,000    3,457,336
#   Zojirushi Corp.                                        83,000      296,777
                                                                  ------------
Total Consumer Discretionary                                       448,046,044
                                                                  ------------
Consumer Staples -- (8.4%)
#   Aderans Co., Ltd.                                      81,700    1,162,264
    Aeon Hokkaido Corp.                                   339,700    2,008,971
#   Ain Pharmaciez, Inc.                                   68,500    3,012,268
    Arcs Co., Ltd.                                        190,900    3,829,849
    Ariake Japan Co., Ltd.                                102,000    2,463,791
#   Artnature, Inc.                                        36,600    1,046,814
    Axial Retailing, Inc.                                  69,900    1,082,540
    Belc Co., Ltd.                                         40,300      796,357
    Cawachi, Ltd.                                          88,200    1,608,106
    Chubu Shiryo Co., Ltd.                                110,700      640,904
#   Chuo Gyorui Co., Ltd.                                  93,000      215,175
    Coca-Cola East Japan Co., Ltd.                         32,864      740,640
#   Cocokara fine, Inc.                                    88,460    2,508,026
    CREATE SD HOLDINGS Co., Ltd.                           37,700    1,244,558
#   Daikokutenbussan Co., Ltd.                             32,600      846,420
#   Dr Ci:Labo Co., Ltd.                                   74,100    2,371,765
#   Dydo Drinco, Inc.                                      49,800    2,023,487
    Ezaki Glico Co., Ltd.                                 379,000    4,991,566
#   Fancl Corp.                                           232,200    2,575,127
#*  First Baking Co., Ltd.                                183,000      218,219
    Fuji Oil Co., Ltd.                                    367,600    4,966,577
    Fujicco Co., Ltd.                                     117,600    1,374,696
#   Fujiya Co., Ltd.                                      240,000      439,150
    Hagoromo Foods Corp.                                   39,000      401,801
    Heiwado Co., Ltd.                                     176,800    2,502,849
    Hokkaido Coca-Cola Bottling Co., Ltd.                  87,000      429,624
#   Hokuto Corp.                                          130,400    2,619,552
#   House Foods Group, Inc.                               195,000    3,244,838
    Inageya Co., Ltd.                                     172,800    1,689,497
    Itochu-Shokuhin Co., Ltd.                              27,400      922,837
    Itoham Foods, Inc.                                    954,800    4,327,384
    Iwatsuka Confectionery Co., Ltd.                          300       16,422
#   Izumiya Co., Ltd.                                     447,000    2,120,612
#   J-Oil Mills, Inc.                                     512,000    1,368,820
#   Kagome Co., Ltd.                                      122,600    2,074,682
#   Kakiyasu Honten Co., Ltd.                              16,600      243,792
    Kameda Seika Co., Ltd.                                 70,500    2,004,597
    Kansai Super Market, Ltd.                              16,700      131,373
    Kasumi Co., Ltd.                                      234,300    1,653,065
    Kato Sangyo Co., Ltd.                                 113,200    2,354,413

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
Consumer Staples -- (Continued)
    Kenko Mayonnaise Co., Ltd.                               39,800 $  342,097
    KEY Coffee, Inc.                                        101,600  1,566,286
    Kirindo Co., Ltd.                                        28,300    180,053
    Kose Corp.                                              176,000  5,849,699
    Kotobuki Spirits Co., Ltd.                               11,400    235,356
#   Kusuri No Aoki Co., Ltd.                                 25,100  1,679,672
    Kyodo Shiryo Co., Ltd.                                  408,000    431,160
#   Kyokuyo Co., Ltd.                                       431,000  1,113,970
#   Life Corp.                                              183,400  2,803,103
    Lion Corp.                                              494,000  2,706,234
#   Mandom Corp.                                            115,400  4,052,786
#   Marudai Food Co., Ltd.                                  534,000  1,589,443
#   Maruetsu, Inc. (The)                                    375,000  1,247,632
#*  Maruha Nichiro Corp.                                    231,507  3,668,423
    Matsumotokiyoshi Holdings Co., Ltd.                     175,300  5,173,013
#   Maxvalu Nishinihon Co., Ltd.                              2,400     31,362
#   Maxvalu Tokai Co., Ltd.                                  57,500    755,740
#   Medical System Network Co., Ltd.                         78,200    335,137
    Megmilk Snow Brand Co., Ltd.                            259,000  3,436,674
    Meito Sangyo Co., Ltd.                                   57,300    606,212
    Milbon Co., Ltd.                                         60,976  2,011,518
#   Ministop Co., Ltd.                                       86,700  1,313,068
#   Mitsubishi Shokuhin Co., Ltd.                            87,800  1,965,979
    Mitsui Sugar Co., Ltd.                                  529,850  2,198,442
    Miyoshi Oil & Fat Co., Ltd.                             375,000    503,306
    Morinaga & Co., Ltd.                                  1,075,000  2,369,500
    Morinaga Milk Industry Co., Ltd.                      1,066,000  3,979,170
    Morozoff, Ltd.                                          139,000    440,513
    Nagatanien Co., Ltd.                                    125,000  1,205,614
    Nakamuraya Co., Ltd.                                    189,000    734,950
    Natori Co., Ltd.                                         20,300    219,515
    Nichimo Co., Ltd.                                       170,000    303,045
    Nichirei Corp.                                        1,382,000  6,710,948
    Nihon Chouzai Co., Ltd.                                   6,780    188,283
    Niitaka Co., Ltd.                                         7,260     76,374
    Nippon Beet Sugar Manufacturing Co., Ltd.               619,000  1,164,728
    Nippon Flour Mills Co., Ltd.                            668,000  3,727,023
#   Nippon Formula Feed Manufacturing Co., Ltd.             477,000    579,155
*   Nippon Suisan Kaisha, Ltd.                            1,326,000  3,051,355
#   Nisshin Oillio Group, Ltd. (The)                        639,000  2,139,503
    Nissin Sugar Co., Ltd.                                   20,000    425,576
    Nitto Fuji Flour Milling Co., Ltd.                       64,000    198,007
    Noevir Holdings Co., Ltd.                                83,900  1,595,483
    Oenon Holdings, Inc.                                    316,000    800,296
#   OIE Sangyo Co., Ltd.                                     20,900    170,036
    Okuwa Co., Ltd.                                         120,000  1,095,400
    Olympic Group Corp.                                      64,900    584,972
    OUG Holdings, Inc.                                       29,000     59,038
    Pigeon Corp.                                            191,600  8,578,134
    Prima Meat Packers, Ltd.                                874,000  1,927,939
#   Qol Co., Ltd.                                            52,100    323,243
#   Riken Vitamin Co., Ltd.                                  79,200  1,877,928

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- ------------
Consumer Staples -- (Continued)
#   Rock Field Co., Ltd.                                     56,700 $  1,013,188
#   Rokko Butter Co., Ltd.                                   33,200      281,689
    S Foods, Inc.                                            77,762    1,037,876
#   S&B Foods, Inc.                                             499       18,513
    Sakata Seed Corp.                                       177,600    2,480,992
    San-A Co., Ltd.                                          91,800    2,645,709
    Sapporo Holdings, Ltd.                                1,874,000    7,945,790
#   Shoei Foods Corp.                                        44,000      342,293
    Showa Sangyo Co., Ltd.                                  524,000    1,691,558
    Sogo Medical Co., Ltd.                                   27,700    1,145,934
    ST Corp.                                                 78,900      764,978
#   Starzen Co., Ltd.                                       328,000      871,309
    Takara Holdings, Inc.                                   702,500    5,378,381
#   Tobu Store Co., Ltd.                                    205,000      527,216
    Toho Co., Ltd.                                          194,000      698,276
#   Tohto Suisan Co., Ltd.                                  143,000      278,952
    Torigoe Co., Ltd. (The)                                  86,600      587,034
    Toyo Sugar Refining Co., Ltd.                           157,000      149,021
#   UNY Group Holdings Co., Ltd.                          1,183,300    7,636,496
    Uoriki Co., Ltd.                                          2,400       33,433
    Valor Co., Ltd.                                         201,400    2,610,357
    Warabeya Nichiyo Co., Ltd.                               80,760    1,507,740
#   Welcia Holdings Co., Ltd.                                50,100    3,030,692
    Yaizu Suisankagaku Industry Co., Ltd.                    44,800      418,136
#   Yamatane Corp.                                          535,000      788,262
#   Yamaya Corp.                                             22,800      416,419
    Yaoko Co., Ltd.                                          43,500    1,971,827
    Yokohama Reito Co., Ltd.                                238,400    1,929,801
    Yomeishu Seizo Co., Ltd.                                100,000      932,763
    Yuasa Funashoku Co., Ltd.                               112,000      266,695
    Yutaka Foods Corp.                                        6,000      108,560
                                                                    ------------
Total Consumer Staples                                               210,105,411
                                                                    ------------
Energy -- (1.0%)
#   BP Castrol K.K.                                          66,500      360,245
    Cosmo Oil Co., Ltd.                                   2,650,000    4,957,408
    Fuji Kosan Co., Ltd.                                     33,100      205,629
#   Fuji Oil Co., Ltd.                                      293,100      907,881
    Itochu Enex Co., Ltd.                                   311,000    1,746,198
#   Japan Drilling Co., Ltd.                                 23,100      905,863
    Japan Oil Transportation Co., Ltd.                       84,000      186,728
#   Kyoei Tanker Co., Ltd.                                  111,000      222,751
    Mitsuuroko Group Holdings Co., Ltd.                     195,800    1,066,258
#   Modec, Inc.                                              69,400    1,537,857
    Nippon Coke & Engineering Co., Ltd.                   1,410,500    1,644,199
#   Nippon Gas Co., Ltd.                                    154,000    2,550,586
    Nippon Seiro Co., Ltd.                                   64,000      155,621
#   Sala Corp.                                              128,500      654,561
    San-Ai Oil Co., Ltd.                                    314,000    2,090,086
#   Shinko Plantech Co., Ltd.                               227,900    1,715,676
#   Sinanen Co., Ltd.                                       268,000    1,017,541
#   Toa Oil Co., Ltd.                                       427,000      655,475

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
Energy -- (Continued)
#   Toyo Kanetsu K.K.                                       570,000 $ 1,356,851
                                                                    -----------
Total Energy                                                         23,937,414
                                                                    -----------
Financials -- (9.8%)
    77 Bank, Ltd. (The)                                     589,000   2,659,056
    Aichi Bank, Ltd. (The)                                   54,200   2,644,036
    Airport Facilities Co., Ltd.                            136,670     946,630
    Aizawa Securities Co., Ltd.                             179,600     992,448
    Akita Bank, Ltd. (The)                                1,120,400   3,116,019
    Anabuki Kosan, Inc.                                       6,000      18,717
#   Aomori Bank, Ltd. (The)                               1,136,000   3,124,420
    Asax Co., Ltd.                                            1,700      19,832
    Awa Bank, Ltd. (The)                                  1,095,000   5,863,553
#   Bank of Iwate, Ltd. (The)                               105,100   4,667,654
    Bank of Kochi, Ltd. (The)                               178,000     256,405
    Bank of Nagoya, Ltd. (The)                              955,297   3,589,764
#   Bank of Okinawa, Ltd. (The)                             110,300   4,624,621
    Bank of Saga, Ltd. (The)                                771,000   1,608,720
#   Bank of the Ryukyus, Ltd.                               226,180   2,993,941
*   Chiba Kogyo Bank, Ltd. (The)                            230,600   1,498,037
    Chukyo Bank, Ltd. (The)                                 676,000   1,150,916
    Daibiru Corp.                                           311,100   3,104,482
    Daiichi Commodities Co., Ltd.                            13,700      51,772
    Daiko Clearing Services Corp.                            43,000     224,552
    Daikyo, Inc.                                          1,959,000   3,819,405
    Daisan Bank, Ltd. (The)                                 750,000   1,255,867
    Daishi Bank, Ltd. (The)                               2,006,000   7,245,069
    Daito Bank, Ltd. (The)                                  898,000     956,570
#   Ehime Bank, Ltd. (The)                                  810,000   1,774,683
    Eighteenth Bank, Ltd. (The)                           1,093,000   2,441,407
#   FIDEA Holdings Co., Ltd.                                542,500   1,014,233
#   Financial Products Group Co., Ltd.                       56,800     549,944
    Fukui Bank, Ltd. (The)                                1,205,000   2,860,402
#   Fukushima Bank, Ltd. (The)                            1,368,000   1,124,739
    Fuyo General Lease Co., Ltd.                             84,100   2,893,936
#   GCA Savvian Corp.                                        54,600     421,673
    Goldcrest Co., Ltd.                                     102,890   2,153,899
    Grandy House Corp.                                        4,900      15,330
    Heiwa Real Estate Co., Ltd.                             252,000   3,956,181
    Higashi-Nippon Bank, Ltd. (The)                         832,000   2,086,538
    Higo Bank, Ltd. (The)                                 1,057,000   5,432,799
    Hokkoku Bank, Ltd. (The)                              1,620,000   5,424,709
    Hokuetsu Bank, Ltd. (The)                             1,206,000   2,466,789
    Hyakugo Bank, Ltd. (The)                              1,441,609   5,585,634
    Hyakujushi Bank, Ltd. (The)                           1,507,000   5,047,862
    IBJ Leasing Co., Ltd.                                    64,900   1,485,128
#   Ichigo Group Holdings Co., Ltd.                          59,100     175,248
#   Ichiyoshi Securities Co., Ltd.                           52,100     621,425
    Iwai Cosmo Holdings, Inc.                               112,200   1,092,859
    Jimoto Holdings, Inc.                                   196,700     389,227
    Jowa Holdings Co., Ltd.                                  37,700   1,309,836
    Juroku Bank, Ltd. (The)                               1,985,000   6,934,046

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
Financials -- (Continued)
    kabu.com Securities Co., Ltd.                           377,900 $1,676,668
#   Kabuki-Za Co., Ltd.                                      39,000  1,817,099
    Kagoshima Bank, Ltd. (The)                              910,000  5,683,948
    Kansai Urban Banking Corp.                            1,090,000  1,367,112
    Keihanshin Building Co., Ltd.                           165,500    839,375
#   Keiyo Bank, Ltd. (The)                                1,190,000  5,237,885
    Kita-Nippon Bank, Ltd. (The)                             50,006  1,311,369
    Kiyo Bank, Ltd. (The)                                   382,290  4,498,409
#   Kyokuto Securities Co., Ltd.                             47,700    748,147
    Land Business Co., Ltd.                                  59,500    237,264
#*  Leopalace21 Corp.                                     1,247,000  6,449,102
    Marusan Securities Co., Ltd.                            385,500  2,697,970
#   Michinoku Bank, Ltd. (The)                              795,000  1,674,249
    Mie Bank, Ltd. (The)                                    440,000    947,353
    Minato Bank, Ltd. (The)                               1,076,000  1,831,263
#   Mito Securities Co., Ltd.                               274,000    957,189
    Miyazaki Bank, Ltd. (The)                               938,000  2,865,776
#   Monex Group, Inc.                                       191,500    642,006
#   Money Partners Group Co., Ltd.                           52,400    119,656
    Musashino Bank, Ltd. (The)                              196,000  6,280,815
#   Nagano Bank, Ltd. (The)                                 496,000    869,570
    Nanto Bank, Ltd. (The)                                  934,000  3,505,658
*   New Real Property K.K.                                   43,900         --
#   Nisshin Fudosan Co.                                     211,000    739,672
    North Pacific Bank, Ltd.                              1,255,400  5,085,219
    Ogaki Kyoritsu Bank, Ltd. (The)                       2,012,000  5,434,502
    Oita Bank, Ltd. (The)                                   973,900  3,545,878
    Okasan Securities Group, Inc.                           334,000  2,331,909
    Relo Holdings, Inc.                                      49,200  2,697,918
    Ricoh Leasing Co., Ltd.                                  97,500  2,544,941
    SAMTY Co., Ltd.                                          23,000    154,557
    San-In Godo Bank, Ltd. (The)                            961,000  6,342,751
    Sankyo Frontier Co., Ltd.                                 2,000     14,452
#   Sawada Holdings Co., Ltd.                               121,600  1,031,388
#   Senshu Ikeda Holdings, Inc.                           1,094,800  5,026,742
    Shiga Bank, Ltd. (The)                                  800,000  4,374,611
    Shikoku Bank, Ltd. (The)                              1,055,000  2,127,900
    SHIMANE BANK, Ltd. (The)                                 15,600    197,540
    Shimizu Bank, Ltd. (The)                                 46,300  1,131,427
    Sumitomo Real Estate Sales Co., Ltd.                     61,360  1,840,454
#   Sun Frontier Fudousan Co., Ltd.                         106,700  1,068,446
    Taiko Bank, Ltd. (The)                                  189,000    390,283
    Takagi Securities Co., Ltd.                             194,000    466,813
    Takara Leben Co., Ltd.                                   21,300     58,421
#   TOC Co., Ltd.                                           435,250  2,960,588
    Tochigi Bank, Ltd. (The)                                745,000  2,904,185
    Toho Bank, Ltd. (The)                                 1,306,200  4,374,792
    Tohoku Bank, Ltd. (The)                                 541,000    773,408
#   Tokyo Rakutenchi Co., Ltd.                              218,000  1,002,500
    Tokyo Theatres Co., Inc.                                391,000    532,090
#   Tokyo Tomin Bank, Ltd. (The)                            204,700  2,123,781
    Tomato Bank, Ltd.                                       476,000    786,640

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- ------------
Financials -- (Continued)
    TOMONY Holdings, Inc.                                   854,850 $  3,634,992
#   Tosei Corp.                                             167,400    1,012,789
    Tottori Bank, Ltd. (The)                                332,000      591,016
#   Towa Bank, Ltd. (The)                                 1,623,000    1,541,475
#   Toyo Securities Co., Ltd.                               431,000    1,187,320
    Tsukuba Bank, Ltd.                                      462,800    1,669,930
    Yachiyo Bank, Ltd. (The)                                 74,500    2,013,831
#   Yamagata Bank, Ltd. (The)                               805,500    3,447,716
    Yamanashi Chuo Bank, Ltd. (The)                         938,000    4,064,271
                                                                    ------------
Total Financials                                                     247,176,044
                                                                    ------------
Health Care -- (4.5%)
    As One Corp.                                             76,368    2,006,366
#   Asahi Intecc Co., Ltd.                                   54,300    1,987,353
    ASKA Pharmaceutical Co., Ltd.                           131,000    1,172,049
    Biofermin Pharmaceutical Co., Ltd.                        6,600      168,862
    BML, Inc.                                                63,900    2,441,113
#   CMIC Holdings Co., Ltd.                                  63,300    1,013,573
    Create Medic Co., Ltd.                                   28,000      262,928
#   Daiken Medical Co., Ltd.                                 22,000      345,494
    Daito Pharmaceutical Co., Ltd.                           44,100      640,883
    Eiken Chemical Co., Ltd.                                 91,000    1,475,274
#   EPS Corp.                                               160,600    1,534,419
    FALCO SD HOLDINGS Co., Ltd.                              38,700      437,989
    Fuji Pharma Co., Ltd.                                    36,500      711,642
    Fuso Pharmaceutical Industries, Ltd.                    427,000    1,373,147
    Hogy Medical Co., Ltd.                                   66,800    3,445,283
    Iwaki & Co., Ltd.                                       122,000      237,752
#   Japan Medical Dynamic Marketing, Inc.                    44,900      128,603
#   Jeol, Ltd.                                              297,000    1,102,997
    JMS Co., Ltd.                                           156,000      445,731
#   Kaken Pharmaceutical Co., Ltd.                          440,000    7,582,213
    Kawasumi Laboratories, Inc.                              67,700      404,105
    Kissei Pharmaceutical Co., Ltd.                         101,400    2,374,692
    KYORIN Holdings, Inc.                                   265,900    5,125,229
    Mani, Inc.                                               16,700      747,056
    Message Co., Ltd.                                        81,400    2,612,423
    Mochida Pharmaceutical Co., Ltd.                         69,899    4,925,285
    Nagaileben Co., Ltd.                                     58,000    1,116,318
    Nakanishi, Inc.                                          41,000    1,404,555
    Nichi-iko Pharmaceutical Co., Ltd.                      200,350    3,107,594
    Nichii Gakkan Co.                                       260,500    2,297,719
    Nihon Kohden Corp.                                      179,000    7,330,666
#   Nikkiso Co., Ltd.                                       350,000    3,922,851
    Nippon Chemiphar Co., Ltd.                              180,000      866,371
    Nippon Shinyaku Co., Ltd.                               269,000    4,738,680
#   Nipro Corp.                                             469,400    4,063,693
    Nissui Pharmaceutical Co., Ltd.                          70,500      727,889
#   Paramount Bed Holdings Co., Ltd.                         89,400    2,698,194
    Psc, Inc.                                                11,100      325,217
#   Rion Co., Ltd.                                           27,700      399,098
    Rohto Pharmaceutical Co., Ltd.                          382,100    6,740,824

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- ------------
Health Care -- (Continued)
    Seed Co., Ltd.                                              200 $      2,243
    Seikagaku Corp.                                         179,800    2,152,813
#   Ship Healthcare Holdings, Inc.                          193,400    6,595,411
    Shofu, Inc.                                              24,800      208,779
    Software Service, Inc.                                   11,200      397,227
#   Taiko Pharmaceutical Co., Ltd.                           50,700      738,299
    Techno Medica Co., Ltd.                                  18,000      354,000
#*  tella, Inc.                                              18,900      204,335
    Toho Holdings Co., Ltd.                                 271,900    5,481,027
    Tokai Corp/Gifu                                          44,500    1,131,308
    Torii Pharmaceutical Co., Ltd.                           65,200    1,852,184
#   Towa Pharmaceutical Co., Ltd.                            57,800    2,469,520
    Tsukui Corp.                                            170,000    1,908,835
#   Tsumura & Co.                                             8,700      206,790
    Vital KSK Holdings, Inc.                                184,400    1,305,734
#   Wakamoto Pharmaceutical Co., Ltd.                       107,000      282,731
#   ZERIA Pharmaceutical Co., Ltd.                          105,599    2,213,950
                                                                    ------------
Total Health Care                                                    111,947,316
                                                                    ------------
Industrials -- (25.7%)
#*  A&A Material Corp.                                      127,000      141,532
    Advan Co., Ltd.                                          96,200    1,021,073
    Advanex, Inc.                                            73,000      100,849
    Aeon Delight Co., Ltd.                                    9,600      211,761
#   Aica Kogyo Co., Ltd.                                    282,300    5,903,544
    Aichi Corp.                                             172,400      734,212
    Aida Engineering, Ltd.                                  302,300    2,885,684
    Alinco, Inc.                                             47,300      539,086
    Alps Logistics Co., Ltd.                                 50,700      523,602
#   Altech Corp.                                             43,850      426,134
    Anest Iwata Corp.                                       169,000    1,022,058
*   Arrk Corp.                                               79,400      182,953
    Asahi Diamond Industrial Co., Ltd.                      303,800    4,111,416
#   Asahi Kogyosha Co., Ltd.                                124,000      453,150
#*  Asanuma Corp.                                           501,000      672,598
    Asia Air Survey Co., Ltd.                                23,000       78,544
#   Asunaro Aoki Construction Co., Ltd.                     154,000      883,790
    Bando Chemical Industries, Ltd.                         452,000    1,739,180
    Benefit One, Inc.                                        98,200      857,068
    Bunka Shutter Co., Ltd.                                 284,000    1,657,504
    Central Glass Co., Ltd.                               1,125,000    3,689,235
    Central Security Patrols Co., Ltd.                       43,700      444,217
    Chiyoda Integre Co., Ltd.                                50,800      700,458
    Chudenko Corp.                                          130,500    1,866,857
#   Chugai Ro Co., Ltd.                                     384,000      825,915
    CKD Corp.                                               322,100    2,934,210
#   Cosel Co., Ltd.                                         127,900    1,458,081
    CTI Engineering Co., Ltd.                                60,700      646,248
    Dai-Dan Co., Ltd.                                       156,000      824,606
    Daido Kogyo Co., Ltd.                                   171,000      513,990
    Daifuku Co., Ltd.                                       505,000    5,822,461
#   Daihatsu Diesel Manufacturing Co., Ltd.                  74,000      486,625

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
Industrials -- (Continued)
    Daihen Corp.                                            586,000 $2,220,840
#   Daiho Corp.                                              48,000    187,196
    Daiichi Jitsugyo Co., Ltd.                              238,000  1,001,927
#   Daiseki Co., Ltd.                                       200,163  3,189,073
    Daiseki Eco. Solution Co., Ltd.                           7,200    106,417
    Daiwa Industries, Ltd.                                  178,000  1,097,903
*   Danto Holdings Corp.                                    165,000    189,028
    Denyo Co., Ltd.                                          85,100  1,268,175
    Dijet Industrial Co., Ltd.                               80,000    112,656
    DMG Mori Seiki Co., Ltd.                                504,000  6,287,404
    DMW Corp.                                                 4,800     85,264
#   Duskin Co., Ltd.                                        261,900  4,841,300
    Ebara Jitsugyo Co., Ltd.                                 35,500    494,910
    Eidai Co., Ltd.                                          71,000    383,903
    Emori Group Holdings Co., Ltd.                           30,300    451,407
    en-japan, Inc.                                           49,800    877,784
#   Endo Lighting Corp.                                      54,300    863,142
*   Enshu, Ltd.                                             281,000    352,407
#   Freund Corp.                                              3,500     46,667
#   Fudo Tetra Corp.                                        842,500  1,881,520
    Fujikura, Ltd.                                        2,042,000  8,792,791
#*  Fujisash Co., Ltd.                                      307,800    470,903
    Fujitec Co., Ltd.                                       384,000  4,427,678
    Fukuda Corp.                                            508,000  2,359,029
    Fukushima Industries Corp.                               66,400    944,174
#   Fukuyama Transporting Co., Ltd.                         669,400  3,917,450
    Funai Consulting, Inc.                                  112,400    876,540
    Furukawa Co., Ltd.                                    1,300,000  2,358,053
#   Furukawa Electric Co., Ltd.                           3,973,000  8,945,051
    Furusato Industries, Ltd.                                50,600    515,084
    Futaba Corp.                                            154,300  2,425,061
    Gecoss Corp.                                            112,400  1,053,362
    Glory, Ltd.                                             305,500  7,903,712
    Hamakyorex Co., Ltd.                                     39,100  1,082,974
    Hanwa Co., Ltd.                                       1,084,000  4,239,791
#   Harmonic Drive Systems, Inc.                              8,000    227,165
#   Hazama Ando Corp.                                       796,000  3,513,079
#   Hibiya Engineering, Ltd.                                131,300  1,693,146
    Hisaka Works, Ltd.                                      115,000  1,021,017
#   Hitachi Koki Co., Ltd.                                  291,400  2,170,714
    Hitachi Metals Techno, Ltd.                              56,500    680,873
    Hitachi Transport System, Ltd.                          125,100  1,919,641
#   Hitachi Zosen Corp.                                     921,079  4,519,341
    Hokuetsu Industries Co., Ltd.                            85,000    461,473
    Hokuriku Electrical Construction Co., Ltd.               64,000    281,308
    Hosokawa Micron Corp.                                   166,000  1,001,986
    Howa Machinery, Ltd.                                     70,500    500,587
#   Ichiken Co., Ltd.                                        87,000    144,184
    ICHINEN HOLDINGS Co., Ltd.                              100,300    738,240
    Idec Corp.                                              149,200  1,311,325
    Iino Kaiun Kaisha, Ltd.                                 260,200  1,279,952
#   Inaba Denki Sangyo Co., Ltd.                            128,500  3,946,306

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
Industrials -- (Continued)
    Inaba Seisakusho Co., Ltd.                               58,800 $  741,994
    Inabata & Co., Ltd.                                     317,300  2,986,046
    Inui Steamship Co., Ltd.                                128,800    396,386
#   Inui Warehouse Co., Ltd.                                 23,600    216,797
#   Iseki & Co., Ltd.                                     1,003,000  2,592,017
    Ishii Iron Works Co., Ltd.                               57,000    137,240
    Itoki Corp.                                             205,900  1,546,018
    Iwasaki Electric Co., Ltd.                              367,000    887,483
#   Iwatani Corp.                                         1,022,000  5,997,386
    Jalux, Inc.                                              40,800    428,594
#   Jamco Corp.                                              80,000  1,431,936
    Japan Airport Terminal Co., Ltd.                        120,400  2,778,120
#   Japan Foundation Engineering Co., Ltd.                  162,500    528,629
    Japan Pulp & Paper Co., Ltd.                            469,000  1,597,522
#   Japan Steel Works, Ltd. (The)                           158,000    667,571
    Japan Transcity Corp.                                   249,000    758,155
#   JK Holdings Co., Ltd.                                    92,540    479,241
#*  Juki Corp.                                              544,000  1,118,876
    Kamei Corp.                                             153,000  1,126,628
    Kanaden Corp.                                           116,000    815,849
    Kanagawa Chuo Kotsu Co., Ltd.                           192,000    937,476
#   Kanamoto Co., Ltd.                                      135,000  4,240,862
#   Kandenko Co., Ltd.                                      576,000  3,089,831
#   Kanematsu Corp.                                       2,253,625  3,468,061
*   Kanematsu-NNK Corp.                                     125,000    181,215
#   Katakura Industries Co., Ltd.                           132,100  1,698,356
    Kato Works Co., Ltd.                                    296,000  1,707,223
#   KAWADA TECHNOLOGIES, Inc.                                60,600  1,796,527
    Kawasaki Kinkai Kisen Kaisha, Ltd.                       99,000    291,823
    Keihin Co., Ltd.                                        245,000    350,973
*   KI Holdings Co., Ltd.                                    54,000    146,328
    King Jim Co., Ltd.                                       30,400    218,000
*   Kinki Sharyo Co., Ltd. (The)                            185,000    591,836
    Kintetsu World Express, Inc.                             84,200  3,341,648
    Kitagawa Iron Works Co., Ltd.                           502,000    817,568
    Kitano Construction Corp.                               242,000    598,083
    Kitazawa Sangyo Co., Ltd.                                19,900     34,710
    Kito Corp.                                               46,900    859,947
    Kitz Corp.                                              508,700  2,402,117
*   Kobe Electric Railway Co., Ltd.                           6,000     20,147
    Kobelco Eco-Solutions Co., Ltd.                           3,000     10,634
    Koike Sanso Kogyo Co., Ltd.                             149,000    312,688
    Kokusai Co., Ltd.                                        23,300    258,313
    Kokuyo Co., Ltd.                                        458,725  3,507,923
    KOMAIHALTEC, Inc.                                       213,000    595,944
    Komatsu Wall Industry Co., Ltd.                          48,300  1,036,029
    Komori Corp.                                            407,800  5,186,743
    Kondotec, Inc.                                          114,100    779,657
    Kosaido Co., Ltd.                                       275,700  1,252,452
#   KRS Corp.                                                37,200    368,191
#   Kuroda Electric Co., Ltd.                               174,000  2,795,493
    Kyodo Printing Co., Ltd.                                540,000  1,454,799

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
Industrials -- (Continued)
    Kyokuto Boeki Kaisha, Ltd.                               58,000 $  114,206
    Kyokuto Kaihatsu Kogyo Co., Ltd.                        210,100  2,762,128
    Kyoritsu Printing Co., Ltd.                               5,400     13,867
    Kyosan Electric Manufacturing Co., Ltd.                 278,000    961,535
    Kyowa Exeo Corp.                                        482,300  6,238,888
    Kyudenko Corp.                                          225,000  1,940,199
#   Link And Motivation, Inc.                                27,300     49,342
#*  Lonseal Corp.                                           116,000    174,876
#   Maeda Corp.                                             845,000  6,288,202
#   Maeda Kosen Co., Ltd.                                    33,400    497,303
    Maeda Road Construction Co., Ltd.                       360,000  5,582,009
    Maezawa Industries, Inc.                                 35,700    108,234
    Maezawa Kasei Industries Co., Ltd.                       50,700    528,528
    Maezawa Kyuso Industries Co., Ltd.                       52,800    692,212
    Makino Milling Machine Co., Ltd.                        576,000  4,288,275
    Marubeni Construction Material Lease Co., Ltd.           75,000    150,714
#   Marufuji Sheet Piling Co., Ltd.                           7,000     23,999
    Maruka Machinery Co., Ltd.                               28,100    366,115
    Maruyama Manufacturing Co., Inc.                        237,000    503,119
#   Maruzen Showa Unyu Co., Ltd.                            309,000    969,358
    Matsuda Sangyo Co., Ltd.                                 82,582    917,866
    Matsui Construction Co., Ltd.                           128,600    545,842
    Max Co., Ltd.                                           197,000  2,161,269
#   Meidensha Corp.                                         989,050  4,094,516
#   Meiji Shipping Co., Ltd.                                114,200    443,565
    Meisei Industrial Co., Ltd.                             221,000  1,049,629
    Meitec Corp.                                            156,900  4,177,200
    Meito Transportation Co., Ltd.                           22,000    142,406
#   Meiwa Corp.                                             166,400    661,786
    Mesco, Inc.                                              22,000    149,142
    Mirait Holdings Corp.                                   377,085  3,316,862
    Mitani Corp.                                             64,700  1,457,568
#*  Mitsubishi Kakoki Kaisha, Ltd.                          369,000    560,095
#   Mitsubishi Nichiyu Forklift Co., Ltd.                   147,000  1,024,315
    Mitsubishi Pencil Co., Ltd.                             104,500  3,105,767
    Mitsuboshi Belting Co., Ltd.                            296,000  1,546,444
    Mitsui Engineering & Shipbuilding Co., Ltd.           4,170,000  8,090,757
#   Mitsui Matsushima Co., Ltd.                             761,000  1,103,077
#   Mitsui-Soko Co., Ltd.                                   453,000  1,797,279
    Mitsumura Printing Co., Ltd.                             93,000    240,084
#   Miura Co., Ltd.                                         157,300  4,468,277
#   Miyaji Engineering Group, Inc.                          332,175    741,467
#   MonotaRO Co., Ltd.                                      148,100  2,988,336
    Morita Holdings Corp.                                   239,000  1,990,565
#   Moshi Moshi Hotline, Inc.                               240,800  2,437,610
    NAC Co., Ltd.                                            50,800    749,434
    Nachi-Fujikoshi Corp.                                   913,000  5,646,641
    Nagase & Co., Ltd.                                      188,800  2,313,384
    Nakabayashi Co., Ltd.                                   217,000    426,549
    Nakano Corp.                                              5,500     12,445
#   Namura Shipbuilding Co., Ltd.                           182,100  1,371,196
    Narasaki Sangyo Co., Ltd.                                56,000    148,509

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
Industrials -- (Continued)
    NDS Co., Ltd.                                           231,000 $  642,379
#   NEC Capital Solutions, Ltd.                              45,100    780,506
#   Nichias Corp.                                           553,000  3,745,812
    Nichiban Co., Ltd.                                      122,000    411,712
    Nichiden Corp.                                           24,500    586,571
    Nichiha Corp.                                           132,380  1,525,170
    Nichireki Co., Ltd.                                     138,000  1,349,510
    Nihon M&A Center, Inc.                                   57,900  1,353,657
    Nikkato Corp.                                               700      2,725
#   Nikko Co., Ltd.                                         149,000    640,918
    Nippo Corp.                                             315,000  4,813,041
#   Nippon Carbon Co., Ltd.                                 663,000  1,169,471
#   Nippon Conveyor Co., Ltd.                               170,000    213,743
#   Nippon Densetsu Kogyo Co., Ltd.                         211,000  3,131,362
    Nippon Filcon Co., Ltd.                                  70,900    292,841
    Nippon Hume Corp.                                       112,000    815,943
#   Nippon Jogesuido Sekkei Co., Ltd.                        29,500    358,334
    Nippon Kanzai Co., Ltd.                                  43,000    871,614
#   Nippon Koei Co., Ltd.                                   372,000  1,782,332
    Nippon Konpo Unyu Soko Co., Ltd.                        313,300  5,293,857
#   Nippon Parking Development Co., Ltd.                    879,100    935,097
    Nippon Rietec Co., Ltd.                                   7,000     51,395
    Nippon Road Co., Ltd. (The)                             395,000  2,010,827
    Nippon Seisen Co., Ltd.                                 103,000    407,176
#   Nippon Sharyo, Ltd.                                     391,000  1,402,495
#*  Nippon Sheet Glass Co., Ltd.                          5,424,000  6,957,041
    Nippon Steel & Sumikin Bussan Corp.                     882,599  3,118,123
#   Nippon Steel & Sumikin Texeng Co., Ltd.                 274,000  1,060,422
    Nippon Thompson Co., Ltd.                               375,000  1,709,028
    Nippon Tungsten Co., Ltd.                                62,000    102,145
    Nishi-Nippon Railroad Co., Ltd.                       1,036,000  3,984,348
    Nishimatsu Construction Co., Ltd.                     1,855,000  6,674,929
    Nishio Rent All Co., Ltd.                                84,700  3,116,406
#   Nissei ASB Machine Co., Ltd.                             30,600    486,921
    Nissei Corp.                                             37,900    358,125
    Nissei Plastic Industrial Co., Ltd.                     241,800  1,362,710
    Nisshinbo Holdings, Inc.                                839,000  7,187,941
    Nissin Corp.                                            377,000  1,063,040
#   Nissin Electric Co., Ltd.                               284,000  1,579,449
    Nitta Corp.                                             112,800  2,317,229
#*  Nitto Boseki Co., Ltd.                                  838,000  3,496,691
#   Nitto Kogyo Corp.                                       149,000  3,089,287
#   Nitto Kohki Co., Ltd.                                    68,300  1,243,546
    Nitto Seiko Co., Ltd.                                   138,000    398,271
#   Nittoc Construction Co., Ltd.                           154,100    551,572
#   Nittoku Engineering Co., Ltd.                            79,500    684,896
    Noda Corp.                                              158,100    649,233
#   Nomura Co., Ltd.                                        220,000  1,563,797
    Noritake Co., Ltd.                                      588,000  1,438,854
    Noritz Corp.                                            164,200  2,917,168
#   NS United Kaiun Kaisha, Ltd.                            574,000  1,289,822
    Obara Group, Inc.                                        62,600  2,351,678

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
Industrials -- (Continued)
    Obayashi Road Corp.                                     175,000 $  970,926
    Odelic Co., Ltd.                                          1,400     38,041
#   Oiles Corp.                                             138,142  3,111,251
    Okabe Co., Ltd.                                         217,600  2,992,019
*   Okamoto Machine Tool Works, Ltd.                        166,000    161,150
    Okamura Corp.                                           364,900  3,121,399
    OKI Electric Cable Co., Ltd.                             90,000    147,358
#   OKK Corp.                                               419,000    538,327
#   OKUMA Corp.                                             792,000  6,779,020
    Okumura Corp.                                           951,400  4,346,750
    Onoken Co., Ltd.                                         75,600    796,047
    Organo Corp.                                            221,000  1,051,521
    OSG Corp.                                               401,700  6,474,736
#   Outsourcing, Inc.                                        37,400    468,738
    Oyo Corp.                                               109,600  1,520,338
#*  Pasco Corp.                                             101,000    388,859
    Pasona Group, Inc.                                       96,900    494,338
    Penta-Ocean Construction Co., Ltd.                    1,646,000  5,383,509
    Pilot Corp.                                              81,700  3,434,068
#   Prestige International, Inc.                             74,100    695,411
    Pronexus, Inc.                                          133,200    907,571
#   PS Mitsubishi Construction Co., Ltd.                     37,300    166,202
#   Raito Kogyo Co., Ltd.                                   286,500  2,467,055
#   Rheon Automatic Machinery Co., Ltd.                      64,000    356,799
    Ryobi, Ltd.                                             710,200  2,103,937
    Sakai Heavy Industries, Ltd.                            224,000    795,659
    Sakai Moving Service Co., Ltd.                           10,300    348,176
#*  Sanix, Inc.                                             115,800  1,370,878
    Sanki Engineering Co., Ltd.                             340,000  2,086,692
#   Sanko Metal Industrial Co., Ltd.                        136,000    310,613
    Sankyo Tateyama, Inc.                                   171,000  3,384,430
    Sankyu, Inc.                                          1,545,000  5,889,261
    Sanritsu Corp.                                            6,300     32,653
    Sanwa Holdings Corp.                                  1,215,000  7,422,723
    Sanyo Denki Co., Ltd.                                   223,000  1,502,028
    Sanyo Engineering & Construction, Inc.                   48,000    236,040
    Sanyo Industries, Ltd.                                   99,000    181,458
#*  Sasebo Heavy Industries Co., Ltd.                       701,000    783,137
#   Sata Construction Co., Ltd.                             384,000    440,640
#   Sato Holdings Corp.                                     115,100  2,498,153
    Sato Shoji Corp.                                         65,300    414,037
    SBS Holdings, Inc.                                        6,000    101,593
    Secom Joshinetsu Co., Ltd.                               33,900    829,793
    Seibu Electric Industry Co., Ltd.                        67,000    304,944
#   Seika Corp.                                             322,000    750,439
#*  Seikitokyu Kogyo Co., Ltd.                              713,000    875,624
    Seino Holdings Co., Ltd.                                512,000  5,060,472
    Sekisui Jushi Corp.                                     168,000  2,236,810
#   Senko Co., Ltd.                                         497,000  2,271,596
#   Senshu Electric Co., Ltd.                                37,300    477,922
    Shibusawa Warehouse Co., Ltd. (The)                     265,000    880,006
#   Shibuya Kogyo Co., Ltd.                                  44,900  1,213,437

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
Industrials -- (Continued)
#   Shima Seiki Manufacturing, Ltd.                         152,300 $2,541,653
    Shin Nippon Air Technologies Co., Ltd.                   88,780    543,397
    Shin-Keisei Electric Railway Co., Ltd.                  182,000    672,913
    Shinmaywa Industries, Ltd.                              473,000  4,177,037
    Shinnihon Corp.                                         194,800    572,448
    Shinsho Corp.                                           254,000    572,146
    Shinwa Co., Ltd.                                          8,400     97,128
    Shoko Co., Ltd.                                         390,000    519,762
#   Showa Aircraft Industry Co., Ltd.                        11,237    131,298
#   Sinfonia Technology Co., Ltd.                           574,000    882,952
#   Sinko Industries, Ltd.                                   87,000    827,105
    Sintokogio, Ltd.                                        259,800  1,866,932
    Soda Nikka Co., Ltd.                                     67,000    287,336
    Sodick Co., Ltd.                                        259,300    962,819
#   Sohgo Security Services Co., Ltd.                       245,800  5,211,210
    Sotetsu Holdings, Inc.                                  925,000  3,305,825
    Space Co., Ltd.                                          73,420    683,456
#   Srg Takamiya Co., Ltd.                                   16,900    235,941
#   Star Micronics Co., Ltd.                                221,600  2,735,851
    Subaru Enterprise Co., Ltd.                              59,000    193,936
    Sugimoto & Co., Ltd.                                     34,100    336,421
    Sumitomo Densetsu Co., Ltd.                              98,100  1,209,726
#*  Sumitomo Mitsui Construction Co., Ltd.                3,611,900  3,720,670
    Sumitomo Precision Products Co., Ltd.                   180,000    660,535
    Sumitomo Warehouse Co., Ltd. (The)                      754,000  3,656,000
#*  SWCC Showa Holdings Co., Ltd.                         1,732,000  1,662,176
    Tadano, Ltd.                                            213,579  3,019,964
    Taihei Dengyo Kaisha, Ltd.                              193,000  1,267,194
    Taiheiyo Kouhatsu, Inc.                                 353,000    328,076
#   Taikisha, Ltd.                                          162,300  3,511,648
    Takada Kiko Co., Ltd.                                    65,000    126,601
    Takano Co., Ltd.                                         51,100    254,733
#   Takaoka Toko Co., Ltd.                                   44,820    639,900
#   Takara Printing Co., Ltd.                                38,055    291,944
    Takara Standard Co., Ltd.                               509,000  3,635,617
#   Takasago Thermal Engineering Co., Ltd.                  328,800  3,214,688
#   Takashima & Co., Ltd.                                   192,000    420,110
#   Takeei Corp.                                             83,400    816,415
#   Takeuchi Manufacturing Co., Ltd.                         66,400  1,928,792
    Takigami Steel Construction Co., Ltd. (The)              50,000    237,730
    Takisawa Machine Tool Co., Ltd.                         349,000    488,815
    Takuma Co., Ltd.                                        392,000  3,171,448
    Tanseisha Co., Ltd.                                     137,800    522,221
#   Tatsuta Electric Wire and Cable Co., Ltd.               260,200  1,302,009
    TECHNO ASSOCIE Co., Ltd.                                 58,400    596,121
#   Techno Ryowa, Ltd.                                       71,390    325,905
#   Teikoku Electric Manufacturing Co., Ltd.                 41,500  1,182,207
    Teikoku Sen-I Co., Ltd.                                 119,000  1,704,014
#   Tekken Corp.                                            763,000  2,232,996
    Temp Holdings Co., Ltd.                                   3,400     86,493
    Teraoka Seisakusho Co., Ltd.                             53,600    207,521
#   Toa Corp.                                             1,060,000  1,994,042

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
Industrials -- (Continued)
    TOA ROAD Corp.                                          246,000 $1,122,821
#*  Tobishima Corp.                                         913,000  1,333,772
    Tocalo Co., Ltd.                                         81,900  1,280,418
    Toda Corp.                                            1,143,000  4,005,747
    Toenec Corp.                                            212,000  1,026,300
    TOKAI Holdings Corp.                                    484,300  1,679,003
    Tokai Lease Co., Ltd.                                   154,000    276,038
    Tokyo Energy & Systems, Inc.                            143,000    745,614
#   Tokyo Keiki, Inc.                                       319,000    891,841
#*  Tokyo Kikai Seisakusho, Ltd.                            225,000    185,288
    Tokyo Sangyo Co., Ltd.                                   81,000    318,197
    Toli Corp.                                              252,000    486,369
#   Tomoe Corp.                                             150,100    650,287
    Tomoe Engineering Co., Ltd.                              36,200    570,965
    Tonami Holdings Co., Ltd.                               331,000    602,971
    Toppan Forms Co., Ltd.                                  280,000  2,572,715
#   Torishima Pump Manufacturing Co., Ltd.                  111,200  1,363,485
#   Toshiba Machine Co., Ltd.                               641,000  2,878,813
#   Toshiba Plant Systems & Services Corp.                  228,450  3,361,116
#   Tosho Printing Co., Ltd.                                243,000    931,977
#   Totetsu Kogyo Co., Ltd.                                 140,300  2,848,796
#   Toyo Construction Co., Ltd.                             340,800  1,208,018
#   Toyo Denki Seizo - Toyo Electric Manufacturing Co.,
      Ltd.                                                  213,000    766,502
#   Toyo Engineering Corp.                                  653,400  2,883,101
    Toyo Machinery & Metal Co., Ltd.                         42,400    223,243
#   Toyo Tanso Co., Ltd.                                     68,900  1,658,832
#   Toyo Wharf & Warehouse Co., Ltd.                        317,000    635,545
    Trancom Co., Ltd.                                        40,000  1,406,565
    Trinity Industrial Corp.                                 19,000     81,634
    Trusco Nakayama Corp.                                   107,400  2,420,487
    Tsubakimoto Chain Co.                                   779,700  5,564,607
    Tsubakimoto Kogyo Co., Ltd.                             117,000    318,996
#*  Tsudakoma Corp.                                         272,000    361,387
#   Tsugami Corp.                                           368,000  2,090,870
    Tsukishima Kikai Co., Ltd.                              127,000  1,351,533
    Tsurumi Manufacturing Co., Ltd.                          94,000  1,148,156
    TTK Co., Ltd.                                            62,000    272,281
    Uchida Yoko Co., Ltd.                                   331,000    925,622
#   Ueki Corp.                                              364,000    712,890
    Union Tool Co.                                           64,700  1,516,756
    Ushio, Inc.                                             266,700  3,483,535
    Utoc Corp.                                               92,900    323,632
#   Wakachiku Construction Co., Ltd.                      1,204,000  1,837,449
    Wakita & Co., Ltd.                                      197,000  2,236,055
    Weathernews, Inc.                                        37,900    994,298
#   Yahagi Construction Co., Ltd.                           147,200  1,446,214
    YAMABIKO Corp.                                           35,182  1,310,117
    Yamato Corp.                                             82,000    272,822
    Yamaura Corp.                                            24,000     68,561
    Yamazen Corp.                                           305,500  1,973,627
    Yasuda Warehouse Co., Ltd. (The)                        100,100  1,035,408
    Yokogawa Bridge Holdings Corp.                          170,400  2,259,521

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- ------------
Industrials -- (Continued)
    Yondenko Corp.                                          132,800 $    471,798
#   Yuasa Trading Co., Ltd.                                 996,000    1,895,102
    Yuken Kogyo Co., Ltd.                                   183,000      373,912
#   Yumeshin Holdings Co., Ltd.                              55,900      479,808
    Yurtec Corp.                                            256,000    1,194,813
    Yusen Logistics Co., Ltd.                               103,200    1,188,480
#   Zuiko Corp.                                               8,800      489,993
                                                                    ------------
Total Industrials                                                    646,480,954
                                                                    ------------
Information Technology -- (9.9%)
    A&D Co., Ltd.                                            94,100      401,889
#   Ai Holdings Corp.                                       255,500    4,076,089
    Aichi Tokei Denki Co., Ltd.                             192,000      537,474
#   Aiphone Co., Ltd.                                        84,900    1,387,928
    Allied Telesis Holdings K.K.                            470,700      378,943
    Alpha Systems, Inc.                                      35,560      519,560
    Amano Corp.                                             351,700    3,386,439
#   Anritsu Corp.                                           606,100    6,787,474
    AOI Electronic Co., Ltd.                                 35,200      686,318
    Argo Graphics, Inc.                                      25,600      404,746
    Arisawa Manufacturing Co., Ltd.                         186,600      872,455
    Asahi Net, Inc.                                          74,000      339,315
#   Axell Corp.                                              43,600      677,099
    Azbil Corp.                                             178,400    4,048,375
#   Bit-isle, Inc.                                          112,900      735,810
    CAC Holdings Corp.                                       72,400      707,000
#   Canon Electronics, Inc.                                 127,100    2,148,223
#   Capcom Co., Ltd.                                        189,900    3,307,529
    Chino Corp.                                             165,000      349,335
#*  CMK Corp.                                               263,200      655,307
    Computer Engineering & Consulting, Ltd.                  69,400      409,921
#   CONEXIO Corp.                                           104,600      807,023
    Core Corp.                                               37,100      258,824
    Cresco, Ltd.                                             23,200      233,642
    Cybernet Systems Co., Ltd.                               12,000       41,553
    Cybozu, Inc.                                            115,700      398,191
#   Dai-ichi Seiko Co., Ltd.                                 53,200      676,361
#   Dainippon Screen Manufacturing Co., Ltd.                398,000    1,735,931
#   Daishinku Corp.                                         193,000      747,264
    Daito Electron Co., Ltd.                                  5,900       22,472
    Daiwabo Holdings Co., Ltd.                            1,152,000    1,983,620
#   Denki Kogyo Co., Ltd.                                   319,000    1,898,268
    DKK-Toa Corp.                                            38,200      178,359
    DTS Corp.                                               114,800    1,903,700
#   Dwango Co., Ltd.                                        103,400    2,884,496
    Eizo Corp.                                               99,300    2,692,282
    Elecom Co., Ltd.                                         43,500      785,661
    Elematec Corp.                                           39,871      681,452
#   EM Systems Co., Ltd.                                     11,500      234,480
#   Enplas Corp.                                             45,000    2,585,608
#   ESPEC Corp.                                             123,100      940,512
    Excel Co., Ltd.                                          36,400      385,478

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                          SHARES   VALUE++
                                                          ------- ----------
Information Technology -- (Continued)
    Faith, Inc.                                            27,910 $  274,675
#*  FDK Corp.                                             246,000    287,255
#   Ferrotec Corp.                                        179,000    965,411
#   Fuji Electronics Co., Ltd.                             55,100    657,262
    Fuji Soft, Inc.                                       120,000  2,510,224
    Fujitsu Frontech, Ltd.                                 77,500    864,496
#   Furuno Electric Co., Ltd.                              86,500    583,688
#   Furuya Metal Co., Ltd.                                 10,800    279,975
    Future Architect, Inc.                                114,800    679,064
    GMO internet, Inc.                                    159,900  1,412,661
#   GMO Payment Gateway, Inc.                              11,700    366,753
#   Gurunavi, Inc.                                        166,200  2,166,249
    Hakuto Co., Ltd.                                       85,700    791,199
#   Hioki EE Corp.                                         45,400    714,575
    Hitachi Kokusai Electric, Inc.                        217,500  2,486,373
    Hochiki Corp.                                          97,000    518,343
#   Hokuriku Electric Industry Co., Ltd.                  398,000    529,442
#   Horiba, Ltd.                                          218,850  7,564,844
#   Hosiden Corp.                                         351,400  1,598,593
    I-Net Corp.                                            47,800    337,441
    Icom, Inc.                                             49,700  1,143,979
*   Ikegami Tsushinki Co., Ltd.                           268,000    264,854
    Imagica Robot Holdings, Inc.                            2,200      9,026
    Ines Corp.                                            202,300  1,329,194
#   Infocom Corp.                                          73,800    620,631
#   Infomart Corp.                                         49,800    788,871
    Information Services International-Dentsu, Ltd.        76,700    959,454
    Innotech Corp.                                         92,200    391,533
#   Internet Initiative Japan, Inc.                       167,100  3,877,007
#   Iriso Electronics Co., Ltd.                            45,400  2,285,115
    IT Holdings Corp.                                     448,301  6,949,558
    Itfor, Inc.                                            99,500    401,413
    Iwatsu Electric Co., Ltd.                             541,000    476,181
    Japan Aviation Electronics Industry, Ltd.             349,600  5,950,871
#   Japan Digital Laboratory Co., Ltd.                    117,300  1,709,046
*   Japan Radio Co., Ltd.                                 304,000  1,183,483
    Jastec Co., Ltd.                                       61,400    427,708
#   JBCC Holdings, Inc.                                    84,900    644,148
*   Justsystems Corp.                                     165,300  1,083,365
#   Kaga Electronics Co., Ltd.                            116,400  1,393,909
    Kanematsu Electronics, Ltd.                            83,100  1,109,764
    Koa Corp.                                             189,200  1,818,444
    Kyoden Co., Ltd.                                        1,300      2,287
    Kyowa Electronics Instruments Co., Ltd.                59,000    281,610
#   LAC Co., Ltd.                                          61,400    321,824
    Lasertec Corp.                                         52,400    521,355
#*  Livesense, Inc.                                        38,400    356,392
    Macnica, Inc.                                          57,900  1,716,793
    Marubun Corp.                                          98,500    543,716
    Maruwa Co., Ltd.                                       53,800  1,908,883
#   Marvelous AQL, Inc.                                   163,400  1,088,544
#*  Megachips Corp.                                       104,400  1,230,525

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
Information Technology -- (Continued)
    Meiko Electronics Co., Ltd.                              70,200 $  413,373
#   Melco Holdings, Inc.                                     77,000  1,170,874
#   Micronics Japan Co., Ltd.                                46,700  1,285,237
    Mimasu Semiconductor Industry Co., Ltd.                  94,181    854,981
#   Miraial Co., Ltd.                                        33,800    527,247
    Miroku Jyoho Service Co., Ltd.                           99,500    389,299
    Mitsubishi Research Institute, Inc.                      23,300    494,580
    Mitsui High-Tec, Inc.                                   146,300    922,745
#   Mitsui Knowledge Industry Co., Ltd.                     364,300    534,920
#   Mitsumi Electric Co., Ltd.                              560,900  3,594,164
#   MTI, Ltd.                                                73,600    409,438
#   Mutoh Holdings Co., Ltd.                                101,000    440,661
    Nagano Keiki Co., Ltd.                                    5,500     36,143
    Nakayo Telecommunications, Inc.                         411,000  1,282,915
    NEC Networks & System Integration Corp.                 140,600  2,970,363
#   NET One Systems Co., Ltd.                               493,600  4,015,900
#*  New Japan Radio Co., Ltd.                                12,000     43,623
    Nichicon Corp.                                          302,300  2,242,302
#   Nidec Copal Electronics Corp.                            87,400    692,438
    NIFTY Corp.                                              47,400    672,362
#   Nihon Dempa Kogyo Co., Ltd.                             105,700    849,374
    Nihon Unisys, Ltd.                                      274,175  2,784,255
#   Nippon Ceramic Co., Ltd.                                 88,600  1,389,317
#*  Nippon Chemi-Con Corp.                                  781,000  2,496,506
    Nippon Kodoshi Corp.                                      6,200     62,663
    Nippon Signal Co., Ltd. (The)                           291,200  2,414,662
    Nippon Systemware Co., Ltd.                              27,900    127,828
    Nohmi Bosai, Ltd.                                       135,000  1,547,311
    Noritsu Koki Co., Ltd.                                  101,700    728,820
#   NS Solutions Corp.                                       97,800  2,446,901
    NSD Co., Ltd.                                           202,500  2,503,524
#   Nuflare Technology, Inc.                                 15,900    989,142
    OBIC Business Consultants, Ltd.                           3,200    103,689
    Ohara, Inc.                                              47,600    279,788
#   Oizumi Corp.                                             16,300    137,608
    Okaya Electric Industries Co., Ltd.                      73,000    267,461
#   Oki Electric Industry Co., Ltd.                       3,320,000  6,499,146
    ONO Sokki Co., Ltd.                                     114,000    518,195
    Optex Co., Ltd.                                          59,300    966,594
#   Origin Electric Co., Ltd.                               168,000    468,316
#   Osaki Electric Co., Ltd.                                173,000  1,047,212
    Panasonic Industrial Devices SUNX Co., Ltd.             110,800    501,684
    Panasonic Information Systems                            15,700    412,442
    PCA Corp.                                                 2,500     30,483
    Riken Keiki Co., Ltd.                                    82,300    797,427
    Riso Kagaku Corp.                                        91,800  2,264,539
    Roland DG Corp.                                           3,000    101,400
    Ryoden Trading Co., Ltd.                                173,000  1,167,010
    Ryosan Co., Ltd.                                        189,600  4,007,631
    Ryoyo Electro Corp.                                     113,200  1,360,017
    Sanken Electric Co., Ltd.                               610,000  4,249,523
    Sanshin Electronics Co., Ltd.                           154,200    967,844

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                          SHARES    VALUE++
                                                          ------- ------------
Information Technology -- (Continued)
    Satori Electric Co., Ltd.                              79,080 $    500,474
    Saxa Holdings, Inc.                                   307,000      459,203
    Shibaura Electronics Co., Ltd.                         15,900      284,013
#   Shibaura Mechatronics Corp.                           199,000      499,916
#   Shindengen Electric Manufacturing Co., Ltd.           410,000    1,675,024
#*  Shinkawa, Ltd.                                         68,300      375,444
#   Shinko Electric Industries Co., Ltd.                  403,000    2,654,034
    Shinko Shoji Co., Ltd.                                125,200    1,153,515
    Shizuki Electric Co., Inc.                            103,000      404,520
    Siix Corp.                                             87,200    1,280,460
#   SMK Corp.                                             347,000    1,294,504
    SMS Co., Ltd.                                          35,200      750,087
#   Softbank Technology Corp.                              17,900      266,521
*   Softbrain Co., Ltd.                                     7,700        9,553
    Soshin Electric Co., Ltd.                               4,600       16,073
    SRA Holdings                                           51,300      736,620
    Sumida Corp.                                           86,249      520,138
    Sun-Wa Technos Corp.                                   16,500      142,394
    Systena Corp.                                         117,600      815,931
#   Tabuchi Electric Co., Ltd.                            102,000      673,591
    Tachibana Eletech Co., Ltd.                            63,300      844,819
#   Taiyo Yuden Co., Ltd.                                 619,100    7,654,809
    Tamura Corp.                                          422,000    1,006,473
#*  Teac Corp.                                            436,000      290,197
    Tecmo Koei Holdings Co., Ltd.                         146,230    1,746,871
    Teikoku Tsushin Kogyo Co., Ltd.                       215,000      353,817
    TKC Corp.                                             110,100    2,226,599
#   Tokyo Electron Device, Ltd.                            34,200      450,672
    Tokyo Seimitsu Co., Ltd.                              216,900    3,655,177
    Tomen Devices Corp.                                     2,400       39,875
    Tomen Electronics Corp.                                61,000      977,449
#   Topcon Corp.                                          202,900    3,538,509
    Tose Co., Ltd.                                         22,100      151,831
    Toshiba TEC Corp.                                     697,000    4,540,712
    Toukei Computer Co., Ltd.                              26,810      361,748
#   Towa Corp.                                            112,000      569,039
#   Toyo Corp.                                            153,600    1,700,280
#   Transcosmos, Inc.                                     137,700    2,567,167
    UKC Holdings Corp.                                     59,800      962,103
*   Ulvac, Inc.                                           238,300    4,516,299
#*  Uniden Corp.                                          377,000      874,266
#   UT Holdings Co., Ltd.                                 144,600      879,589
    Wacom Co., Ltd.                                        38,600      252,440
    Wellnet Corp.                                          31,500      503,762
    Y A C Co., Ltd.                                        37,700      216,113
#   Yamaichi Electronics Co., Ltd.                         75,700      304,317
    Yashima Denki Co., Ltd.                                 7,700       33,624
    Yokowo Co., Ltd.                                       84,300      419,431
#   Zappallas, Inc.                                        52,200      343,714
#   Zuken, Inc.                                            94,600      740,786
                                                                  ------------
Total Information Technology                                       247,986,792
                                                                  ------------

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
Materials -- (9.8%)
    Achilles Corp.                                          874,000 $1,157,823
    ADEKA Corp.                                             494,600  5,434,197
    Agro-Kanesho Co., Ltd.                                   14,000     95,786
    Aichi Steel Corp.                                       587,000  2,164,759
    Alconix Corp.                                            25,700    516,914
    Arakawa Chemical Industries, Ltd.                        79,200    667,073
#   Araya Industrial Co., Ltd.                              276,000    443,899
#   Asahi Holdings, Inc.                                    139,150  2,197,439
    Asahi Organic Chemicals Industry Co., Ltd.              391,000    849,523
    Asahi Printing Co., Ltd.                                    800     17,827
#   C Uyemura & Co., Ltd.                                    17,800    823,565
    Carlit Holdings Co., Ltd.                                67,500    310,382
    Chuetsu Pulp & Paper Co., Ltd.                          568,000  1,069,424
#*  Chugai Mining Co., Ltd.                               1,012,400    326,796
#   Chugoku Marine Paints, Ltd.                             341,000  2,175,290
    Chuo Denki Kogyo Co., Ltd.                              100,100    319,291
#*  Co-Op Chemical Co., Ltd.                                159,000    188,370
    Dai Nippon Toryo Co., Ltd.                              683,000  1,016,401
    Daiichi Kigenso Kagaku-Kogyo Co., Ltd.                    8,200    199,135
    Daiken Corp.                                            401,000    980,928
#   Daiki Aluminium Industry Co., Ltd.                      142,000    333,666
    Dainichiseika Color & Chemicals Manufacturing Co.,
      Ltd.                                                  376,000  1,589,102
#   Daio Paper Corp.                                        526,500  5,523,574
    Daiso Co., Ltd.                                         411,000  1,364,101
#   DC Co., Ltd.                                            113,900    600,299
    Denki Kagaku Kogyo K.K.                                 500,000  1,658,268
#   DKS Co., Ltd.                                           197,000    597,917
    Dynapac Co., Ltd.                                        25,000     63,863
    Earth Chemical Co., Ltd.                                 55,400  1,981,861
#   FP Corp.                                                136,000  4,229,759
    Fuji Seal International, Inc.                           121,900  3,966,141
    Fujikura Kasei Co., Ltd.                                138,000    754,217
    Fujimi, Inc.                                            108,700  1,256,943
    Fujimori Kogyo Co., Ltd.                                 69,200  1,942,748
    Fumakilla, Ltd.                                          45,000    129,549
    Fuso Chemical Co., Ltd.                                   2,900     78,573
    Godo Steel, Ltd.                                        899,000  1,265,872
#   Gun-Ei Chemical Industry Co., Ltd.                      276,000    996,364
    Harima Chemicals Group, Inc.                             73,300    315,406
#   Hodogaya Chemical Co., Ltd.                             289,000    567,861
    Hokkan Holdings, Ltd.                                   283,000    737,451
    Hokko Chemical Industry Co., Ltd.                        90,000    303,751
#   Hokuetsu Kishu Paper Co., Ltd.                          862,199  4,100,620
    Honshu Chemical Industry Co., Ltd.                       14,000     92,960
#   Ihara Chemical Industry Co., Ltd.                       211,000  1,648,892
    Ise Chemical Corp.                                       83,000    555,053
*   Ishihara Sangyo Kaisha, Ltd.                          1,854,500  1,764,109
    Ishizuka Glass Co., Ltd.                                119,000    230,740
    JCU Corp.                                                11,900    686,112
#   JSP Corp.                                               103,900  1,560,183
#*  Kanto Denka Kogyo Co., Ltd.                              91,000    217,778
    Katakura Chikkarin Co., Ltd.                             43,000    109,868

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
Materials -- (Continued)
    Kawakin Holdings Co., Ltd.                               11,000 $   28,340
    Kawasaki Kasei Chemicals, Ltd.                           84,000    115,343
    Kimoto Co., Ltd.                                        204,200    643,295
    Koatsu Gas Kogyo Co., Ltd.                              163,493    842,367
    Kogi Corp.                                               30,000     54,262
    Kohsoku Corp.                                            61,900    546,317
    Konishi Co., Ltd.                                        87,400  1,563,662
    Krosaki Harima Corp.                                    260,000    543,131
    Kumiai Chemical Industry Co., Ltd.                      271,000  1,842,686
    Kureha Corp.                                            736,500  3,482,833
    Kurimoto, Ltd.                                          702,000  1,464,398
#   Kyoei Steel, Ltd.                                        95,200  1,650,224
    Kyowa Leather Cloth Co., Ltd.                            71,700    310,350
    Lintec Corp.                                            264,300  4,914,444
    MEC Co., Ltd.                                            76,500    647,697
    Mitani Sekisan Co., Ltd.                                 17,000    253,685
#*  Mitsubishi Paper Mills, Ltd.                          1,542,000  1,326,546
    Mitsubishi Steel Manufacturing Co., Ltd.                743,000  1,489,308
    Mitsui Mining & Smelting Co., Ltd.                    3,353,000  8,314,258
#   MORESCO Corp.                                            25,600    422,088
    Mory Industries, Inc.                                   156,000    588,374
*   Nakayama Steel Works, Ltd.                              422,000    314,014
    Neturen Co., Ltd.                                       154,500  1,059,993
#*  New Japan Chemical Co., Ltd.                            182,300    380,151
    Nichia Steel Works, Ltd.                                175,900    455,929
    Nihon Kagaku Sangyo Co., Ltd.                            78,000    528,245
#   Nihon Nohyaku Co., Ltd.                                 252,000  3,140,095
    Nihon Parkerizing Co., Ltd.                             271,000  5,906,762
    Nihon Yamamura Glass Co., Ltd.                          491,000    817,303
#   Nippon Carbide Industries Co., Inc.                     369,000    767,447
*   Nippon Chemical Industrial Co., Ltd.                    491,000    639,606
    Nippon Chutetsukan K.K.                                 113,000    243,282
#   Nippon Concrete Industries Co., Ltd.                    180,000    735,197
#   Nippon Denko Co., Ltd.                                  514,000  1,430,026
    Nippon Fine Chemical Co., Ltd.                           85,600    525,455
#   Nippon Kasei Chemical Co., Ltd.                         183,000    230,881
#*  Nippon Kinzoku Co., Ltd.                                264,000    333,434
*   Nippon Koshuha Steel Co., Ltd.                          458,000    408,708
#   Nippon Light Metal Holdings Co., Ltd.                 3,026,200  4,267,168
    Nippon Pillar Packing Co., Ltd.                         113,000    811,173
    Nippon Soda Co., Ltd.                                   785,000  4,361,425
    Nippon Synthetic Chemical Industry Co., Ltd. (The)      289,000  1,925,563
#   Nippon Valqua Industries, Ltd.                          465,000  1,237,828
    Nisshin Steel Co., Ltd.                                 453,992  4,662,679
#   Nitta Gelatin, Inc.                                       4,800     48,644
    Nittetsu Mining Co., Ltd.                               375,000  1,399,753
    Nitto FC Co., Ltd.                                       72,000    433,278
#   NOF Corp.                                               833,000  5,777,172
    Okamoto Industries, Inc.                                414,000  1,360,882
    Okura Industrial Co., Ltd.                              305,000    874,063
    Osaka Organic Chemical Industry, Ltd.                    66,000    281,960
    Osaka Steel Co., Ltd.                                    77,700  1,228,396

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
Materials -- (Continued)
#   OSAKA Titanium Technologies Co., Ltd.                    81,600 $1,675,984
#*  Pacific Metals Co., Ltd.                                823,000  3,828,117
    Pack Corp. (The)                                         75,200  1,419,337
#*  Rasa Industries, Ltd.                                   430,000    526,539
    Rengo Co., Ltd.                                       1,219,000  5,447,366
    Riken Technos Corp.                                     203,000  1,051,058
    Sakai Chemical Industry Co., Ltd.                       535,000  1,507,934
    Sakata INX Corp.                                        242,000  2,134,477
    Sanyo Chemical Industries, Ltd.                         347,000  2,125,555
    Sanyo Special Steel Co., Ltd.                           592,300  2,310,152
    Sekisui Plastics Co., Ltd.                              235,000    627,278
    Shikoku Chemicals Corp.                                 239,000  1,638,120
    Shin-Etsu Polymer Co., Ltd.                             249,100    932,636
    Shinagawa Refractories Co., Ltd.                        246,000    489,269
    Shinko Wire Co., Ltd.                                   184,000    303,208
    Stella Chemifa Corp.                                     53,600    680,185
    Sumitomo Bakelite Co., Ltd.                           1,158,000  4,410,196
    Sumitomo Osaka Cement Co., Ltd.                       2,274,000  9,043,980
#   Sumitomo Seika Chemicals Co., Ltd.                      259,000  1,629,451
    T Hasegawa Co., Ltd.                                    122,900  1,823,317
    T&K Toka Co., Ltd.                                       34,100    707,279
#   Taisei Lamick Co., Ltd.                                  27,600    672,484
    Taiyo Holdings Co., Ltd.                                 86,400  2,611,395
#   Takasago International Corp.                            433,000  2,116,762
    Takiron Co., Ltd.                                       304,000  1,232,736
*   Tanaka Chemical Corp.                                     1,100      4,454
    Tayca Corp.                                             159,000    437,542
    Tenma Corp.                                              87,000  1,137,255
    Toagosei Co., Ltd.                                    1,252,000  5,238,961
#   Toda Kogyo Corp.                                        220,000    594,803
#*  Toho Titanium Co., Ltd.                                 132,500    826,611
    Toho Zinc Co., Ltd.                                     741,000  2,357,619
    Tokai Carbon Co., Ltd.                                1,202,000  3,856,335
    Tokushu Tokai Paper Co., Ltd.                           551,580  1,216,012
    Tokuyama Corp.                                        1,979,000  5,739,468
    Tokyo Ohka Kogyo Co., Ltd.                              176,300  4,032,002
#*  Tokyo Rope Manufacturing Co., Ltd.                      127,000    185,414
    Tokyo Steel Manufacturing Co., Ltd.                     654,900  3,201,895
    Tokyo Tekko Co., Ltd.                                   232,000    871,364
    Tomoegawa Co., Ltd.                                     125,000    238,504
    Tomoku Co., Ltd.                                        320,000    859,478
    Topy Industries, Ltd.                                 1,102,000  1,865,959
#   Toyo Ink SC Holdings Co., Ltd.                        1,076,000  4,389,383
    Toyo Kohan Co., Ltd.                                    286,000  1,385,314
    Toyobo Co., Ltd.                                      4,867,000  7,859,484
    TYK Corp.                                               138,000    270,792
#   UACJ Corp.                                            1,263,415  4,997,549
    Wood One Co., Ltd.                                      169,000    472,965
    Yodogawa Steel Works, Ltd.                              786,500  3,100,651
    Yuki Gosei Kogyo Co., Ltd.                               64,000    160,025

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

                                                            SHARES       VALUE++
                                                           ---------- --------------
Materials -- (Continued)
     Yushiro Chemical Industry Co., Ltd.                       60,000 $      605,161
                                                                      --------------
Total Materials                                                          246,658,358
                                                                      --------------
Telecommunication Services -- (0.0%)
#*   Japan Communications, Inc.                                24,400        105,357
#    Okinawa Cellular Telephone Co.                            36,400        929,586
                                                                      --------------
Total Telecommunication Services                                           1,034,943
                                                                      --------------
Utilities -- (0.5%)
#    Hokkaido Gas Co., Ltd.                                   265,000        705,862
     Hokuriku Gas Co., Ltd.                                    99,000        255,093
*    K&O Energy Group, Inc.                                    77,500      1,075,740
#    Kyoei Sangyo Co., Ltd.                                    97,000        166,997
     Okinawa Electric Power Co., Inc. (The)                    93,671      3,061,498
     Saibu Gas Co., Ltd.                                    1,668,000      4,182,101
     Shizuoka Gas Co., Ltd.                                   307,000      1,847,295
                                                                      --------------
Total Utilities                                                           11,294,586
                                                                      --------------
TOTAL COMMON STOCKS                                                    2,194,667,862
                                                                      --------------

                                                            SHARES/
                                                             FACE
                                                            AMOUNT
                                                             (000)       VALUE+
                                                           ---------- --------------
SECURITIES LENDING COLLATERAL -- (12.6%)
(S)@ DFA Short Term Investment Fund                        27,404,988    317,075,711
                                                                      --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $2,426,853,978)                   $2,511,743,573
                                                                      ==============

THE JAPANESE SMALL COMPANY SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                ------------------------------------------------
                                 LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                                ---------- -------------- ------- --------------
Common Stocks
   Consumer Discretionary               -- $  448,046,044   --    $  448,046,044
   Consumer Staples             $3,668,423    206,436,988   --       210,105,411
   Energy                               --     23,937,414   --        23,937,414
   Financials                    4,498,409    242,677,635   --       247,176,044
   Health Care                          --    111,947,316   --       111,947,316
   Industrials                          --    646,480,954   --       646,480,954
   Information Technology               --    247,986,792   --       247,986,792
   Materials                            --    246,658,358   --       246,658,358
   Telecommunication Services           --      1,034,943   --         1,034,943
   Utilities                            --     11,294,586   --        11,294,586
Securities Lending Collateral           --    317,075,711   --       317,075,711
                                ---------- --------------   --    --------------
TOTAL                           $8,166,832 $2,503,576,741   --    $2,511,743,573
                                ========== ==============   ==    ==============

                     THE ASIA PACIFIC SMALL COMPANY SERIES
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                           SHARES     VALUE++
                                                          --------- -----------
COMMON STOCKS -- (82.0%)
AUSTRALIA -- (42.3%)
*   AAT Corp., Ltd.                                              99 $        --
*   ABM Resources NL                                      4,344,904      92,926
#   Acrux, Ltd.                                             249,513     241,032
    Adelaide Brighton, Ltd.                               2,293,533   8,359,967
#*  Aditya Birla Minerals, Ltd.                             884,599     193,121
*   AED Oil, Ltd.                                           363,401          --
    Ainsworth Game Technology, Ltd.                         501,079   1,938,218
#*  AJ Lucas Group, Ltd.                                    317,969     271,432
*   Alchemia, Ltd.                                          459,735     226,829
#*  Alkane Resources, Ltd.                                1,255,636     356,914
*   Alliance Resources, Ltd.                                399,488      85,554
#   Altium, Ltd.                                             40,913      85,326
*   Altona Mining, Ltd.                                   1,108,169     170,353
    AMA Group, Ltd.                                          15,236       3,757
    Amalgamated Holdings, Ltd.                              465,087   3,802,796
#   Amcom Telecommunications, Ltd.                        1,447,729   2,832,392
#   Ansell, Ltd.                                            474,660   7,993,784
#*  Antares Energy, Ltd.                                  1,115,748     415,548
    AP Eagers, Ltd.                                         235,789   1,108,211
#*  APN News & Media, Ltd.                                4,182,754   2,758,593
#*  Aquarius Platinum, Ltd.                               1,670,858     598,804
#*  Aquila Resources, Ltd.                                  473,521   1,104,571
*   Arafura Resources, Ltd.                               1,004,551      69,072
#   ARB Corp., Ltd.                                         384,140   4,362,723
    Aristocrat Leisure, Ltd.                              2,718,335  12,753,277
    Arrium, Ltd.                                          8,470,367   9,439,848
#*  ASG Group, Ltd.                                         642,515     215,041
*   Atlantic, Ltd.                                           21,276       3,459
#   Atlas Iron, Ltd.                                      5,310,349   4,503,831
#*  Aurora Oil & Gas, Ltd.                                2,641,857  10,038,097
#   Ausdrill, Ltd.                                        1,697,124   1,472,390
#   Ausenco, Ltd.                                           769,338     397,357
#*  Austal, Ltd.                                          1,105,762   1,079,654
#   Austbrokers Holdings, Ltd.                              195,625   1,849,160
#   Austin Engineering, Ltd.                                279,815     536,417
*   Austpac Resources NL                                    945,067      17,593
#*  Australian Agricultural Co., Ltd.                     2,227,049   2,649,946
#   Australian Infrastructure Fund, Ltd.                  3,606,473      15,100
#   Australian Pharmaceutical Industries, Ltd.            2,452,401   1,323,007
    Australian Vintage, Ltd.                              4,096,187   1,294,438
    Automotive Holdings Group, Ltd.                       1,213,325   4,523,149
*   Avanco Resources, Ltd.                                2,444,368     152,826
#   Aveo Group                                              316,190     598,196
*   AVJennings, Ltd.                                      7,259,050   3,897,457
*   AWE, Ltd.                                             3,039,146   4,439,734
#*  Bandanna Energy, Ltd.                                   452,591      42,210
    BC Iron, Ltd.                                           850,990   3,467,107
    Beach Energy, Ltd.                                    7,988,779  12,784,944
#   Bega Cheese, Ltd.                                       234,166   1,121,933
*   Berkeley Resources, Ltd.                                434,006     115,564
    Beyond International, Ltd.                               61,256      86,479

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
AUSTRALIA -- (Continued)
#*  Billabong International, Ltd.                         3,581,890 $ 1,584,183
#*  Bionomics, Ltd.                                         284,880     124,900
    Bisalloy Steel Group, Ltd.                               40,518      12,443
#   Blackmores, Ltd.                                         80,675   2,015,264
#*  Blackthorn Resources, Ltd.                              135,173      20,777
*   BlueScope Steel, Ltd.                                 1,645,807   9,950,203
#*  Boart Longyear, Ltd.                                  2,737,139     728,073
*   Boom Logistics, Ltd.                                    916,361     137,000
*   Boulder Steel, Ltd.                                     165,585         923
#   Bradken, Ltd.                                         1,278,641   5,046,249
#   Breville Group, Ltd.                                    710,059   6,063,520
#   Brickworks, Ltd.                                        154,261   1,922,985
    BT Investment Management, Ltd.                          439,522   2,743,323
#*  Buccaneer Energy, Ltd.                                3,283,586      24,404
#*  Buru Energy, Ltd.                                       181,983     198,626
#   Cabcharge Australia, Ltd.                               802,479   2,896,674
    Calliden Group, Ltd.                                    389,687     137,806
*   Cape Lambert Resources, Ltd.                            373,413      34,744
*   Capral, Ltd.                                             58,499       7,891
#   Cardno, Ltd.                                            893,029   5,815,966
#*  Carnarvon Petroleum, Ltd.                             4,944,854     400,595
*   Carnegie Wave Energy, Ltd.                              563,165      28,313
    carsales.com, Ltd.                                    1,525,864  15,452,742
#   Cash Converters International, Ltd.                   1,895,463   1,923,838
*   CDS Technologies, Ltd.                                   13,276          --
#   Cedar Woods Properties, Ltd.                            274,613   1,849,543
*   Central Petroleum, Ltd.                                   8,079       3,778
*   Centrebet International, Ltd. Claim Units                81,336          --
#*  Ceramic Fuel Cells, Ltd.                              2,827,757      42,048
    Challenger, Ltd.                                        129,231     850,247
#   Chandler Macleod Group, Ltd.                            463,928     178,699
*   ChemGenex Pharmaceuticals, Ltd.                         115,291          --
*   Citigold Corp., Ltd.                                  3,765,806     140,140
*   Clinuvel Pharmaceuticals, Ltd.                           60,821      83,038
    Clover Corp., Ltd.                                      434,207     179,641
#*  Coal of Africa, Ltd.                                    668,800      46,217
#*  Coalspur Mines, Ltd.                                  1,239,823     207,840
#*  Cockatoo Coal, Ltd.                                   6,931,645     224,771
#   Codan, Ltd.                                             400,153     249,470
*   Coffey International, Ltd.                            1,048,636     220,320
#   Collection House, Ltd.                                1,955,258   3,266,294
    Collins Foods, Ltd.                                     227,248     403,050
*   Comet Ridge, Ltd.                                        15,204       2,405
*   Cooper Energy, Ltd.                                     336,842     156,918
#   Corporate Travel Management, Ltd.                        64,006     368,125
    Coventry Group, Ltd.                                    144,778     344,365
#   Credit Corp. Group, Ltd.                                110,382     924,817
#   Crowe Horwath Australasia, Ltd.                       1,330,506     457,431
#   CSG, Ltd.                                               740,785     602,826
    CSR, Ltd.                                             3,097,442  10,548,682
    CTI Logistics, Ltd.                                       7,200      13,325
#*  Cudeco, Ltd.                                            399,317     700,142

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- -----------
AUSTRALIA -- (Continued)
*   Cue Energy Resources, Ltd.                             1,378,665 $   154,105
#   Data#3, Ltd.                                             455,453     245,878
#   David Jones, Ltd.                                      4,278,429  15,673,354
#   Decmil Group, Ltd.                                       877,187   1,662,338
*   Deep Yellow, Ltd.                                      1,039,981      25,122
*   Devine, Ltd.                                             497,498     327,921
#*  Discovery Metals, Ltd.                                   563,781      13,618
#   Domino's Pizza Enterprises, Ltd.                         115,458   2,129,728
    Downer EDI, Ltd.                                       2,684,206  12,530,715
*   Dragon Mining, Ltd.                                       76,113      10,280
#*  Drillsearch Energy, Ltd.                               2,311,289   3,461,033
    DUET Group                                               589,863   1,191,120
    DuluxGroup, Ltd.                                       2,795,953  14,933,774
    DWS, Ltd.                                                382,927     384,503
    Echo Entertainment Group, Ltd.                         2,941,638   7,737,062
*   EHG Corp., Ltd.                                              482          --
#*  Elders, Ltd.                                           1,419,921     145,356
*   Elemental Minerals, Ltd.                                 388,188      72,023
#*  Emeco Holdings, Ltd.                                   3,530,669     859,965
*   Empire Oil & Gas NL                                      922,161       6,881
#*  Energy Resources of Australia, Ltd.                      930,709   1,146,674
#*  Energy World Corp., Ltd.                               4,263,928   1,132,290
    Envestra, Ltd.                                         7,569,682   8,215,136
#*  Equatorial Resources, Ltd.                               176,571      83,430
    ERM Power, Ltd.                                          160,798     274,095
    Ethane Pipeline Income Fund                              172,992     152,707
    Euroz, Ltd.                                               90,019     105,465
#   Evolution Mining, Ltd.                                 2,061,496   1,644,754
    Fairfax Media, Ltd.                                   12,512,986  11,432,785
#   Fantastic Holdings, Ltd.                                 335,900     584,322
#*  FAR, Ltd.                                              8,567,778     366,693
    Finbar Group, Ltd.                                       113,833     175,291
#   Fleetwood Corp., Ltd.                                    389,618     837,968
#   FlexiGroup, Ltd.                                         620,491   2,234,082
#*  Flinders Mines, Ltd.                                   7,896,335     154,556
#*  Focus Minerals, Ltd.                                  19,167,915     215,447
#   Forge Group, Ltd.                                        411,374          --
    Funtastic, Ltd.                                           14,936       1,668
#   G8 Education, Ltd.                                       513,557   2,239,845
*   Galaxy Resources, Ltd.                                   760,450      40,975
    Gazal Corp., Ltd.                                         75,960     203,614
#*  Geodynamics, Ltd.                                        876,839      48,865
#*  Gindalbie Metals, Ltd.                                 2,927,610     158,303
    Global Construction Services, Ltd.                         4,832       2,540
    Goodman Fielder, Ltd.                                 10,646,991   6,681,884
    GrainCorp, Ltd. Class A                                1,115,664   9,201,387
#   Grange Resources, Ltd.                                 1,485,766     361,112
    Greencross, Ltd.                                           7,711      56,466
#*  Greenland Minerals & Energy, Ltd.                        796,390     111,141
#*  Gryphon Minerals, Ltd.                                 1,931,531     244,660
#   GUD Holdings, Ltd.                                       574,544   2,861,441
#*  Gunns, Ltd.                                            2,872,620          --

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
AUSTRALIA -- (Continued)
#   GWA Group, Ltd.                                       1,697,724 $ 4,259,626
    Hansen Technologies, Ltd.                                 5,702       6,331
#   HFA Holdings, Ltd.                                      235,865     219,864
*   Highlands Pacific, Ltd.                               2,651,500     153,167
*   Hillgrove Resources, Ltd.                             1,601,169     101,463
    Hills, Ltd.                                           1,228,163   1,932,632
#*  Horizon Oil, Ltd.                                     6,888,387   2,439,642
*   Icon Energy, Ltd.                                     1,135,301     142,447
*   IDM International, Ltd.                                  23,969          --
#   iiNET, Ltd.                                             980,332   6,544,683
#   Imdex, Ltd.                                           1,203,514     824,782
#   IMF Australia, Ltd.                                     489,030     844,131
    Independence Group NL                                 1,588,661   6,440,449
*   Indophil Resources NL                                 3,118,946     406,827
#*  Infigen Energy                                        2,081,316     358,208
#   Infomedia, Ltd.                                       1,477,140     935,462
#   Integrated Research, Ltd.                               336,657     335,282
#*  Intrepid Mines, Ltd.                                  1,794,707     459,330
#   Invocare, Ltd.                                          761,399   7,548,493
    IOOF Holdings, Ltd.                                   1,448,038  11,448,962
#   Iress, Ltd.                                             953,472   7,356,247
#*  Iron Ore Holdings, Ltd.                                 336,216     294,061
#   JB Hi-Fi, Ltd.                                          856,886  15,398,204
    Jumbo Interactive, Ltd.                                  95,098     110,178
*   Jupiter Mines, Ltd.                                     405,443      30,509
    K&S Corp., Ltd.                                         245,710     306,603
#*  Kagara, Ltd.                                          1,945,393      41,567
*   Kangaroo Resources, Ltd.                                281,470       2,869
#*  Karoon Gas Australia, Ltd.                              759,802   1,746,098
#*  Kingsgate Consolidated, Ltd.                          1,688,470   1,411,551
*   Kingsrose Mining, Ltd.                                  760,046     286,184
*   Lednium, Ltd.                                           195,019          --
#*  Liquefied Natural Gas, Ltd.                             366,175     224,055
#   LogiCamms, Ltd.                                          38,305      30,496
*   Lonestar Resources, Ltd.                                819,137     217,701
    Lycopodium, Ltd.                                         80,228     243,182
#*  Lynas Corp., Ltd.                                     2,963,990     454,335
#   M2 Group, Ltd.                                        1,080,866   5,679,381
    MACA, Ltd.                                              481,156     961,497
*   Macmahon Holdings, Ltd.                               6,319,933     619,684
    Macquarie Atlas Roads Group                             426,206   1,236,531
    Macquarie Telecom Group, Ltd.                            35,019     260,626
#   Magellan Financial Group, Ltd.                          143,746   1,679,871
    Mastermyne Group, Ltd.                                    8,431       4,432
*   Matrix Composites & Engineering, Ltd.                   167,126     192,176
#*  Maverick Drilling & Exploration, Ltd.                   591,766     155,013
#   MaxiTRANS Industries, Ltd.                              942,578     841,020
#*  Mayne Pharma Group, Ltd.                              1,977,504   1,566,871
#   McMillan Shakespeare, Ltd.                              265,789   2,407,519
    McPherson's, Ltd.                                       473,986     515,170
#*  Medusa Mining, Ltd.                                   1,182,932   1,987,661
    Melbourne IT, Ltd.                                      454,822     610,833

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
AUSTRALIA -- (Continued)
*   MEO Australia, Ltd.                                     681,039 $    16,500
#   Mermaid Marine Australia, Ltd.                        2,135,296   4,253,689
#*  Mesoblast, Ltd.                                          99,585     432,103
*   Metals X, Ltd.                                          727,869     139,299
#   Metcash, Ltd.                                           131,945     340,857
*   Metgasco, Ltd.                                          641,952      51,944
*   Metminco, Ltd.                                          803,323      14,958
    Mincor Resources NL                                   1,004,969     753,292
#*  Mineral Deposits, Ltd.                                  466,063     866,986
    Mineral Resources, Ltd.                               1,031,955  11,204,592
#*  Mirabela Nickel, Ltd.                                 2,820,238         283
#*  Molopo Energy, Ltd.                                   1,186,993     182,475
#   Monadelphous Group, Ltd.                                707,732  11,539,053
*   Morning Star Gold NL                                    332,749      34,004
    Mortgage Choice, Ltd.                                   675,146   1,666,717
    Mount Gibson Iron, Ltd.                               4,066,762   2,777,300
#   Myer Holdings, Ltd.                                   3,842,110   7,959,500
    MyState, Ltd.                                           157,973     675,710
#*  Nanosonics, Ltd.                                        152,184     114,799
    Navitas, Ltd.                                         1,381,635   9,474,476
#*  Neon Energy, Ltd.                                       637,767       7,729
#*  Newsat, Ltd.                                          1,409,689     498,094
#*  Nexus Energy, Ltd.                                    6,106,883     113,466
#   NIB Holdings, Ltd.                                    2,258,140   5,780,909
    Nick Scali, Ltd.                                        170,701     430,110
#*  Nido Petroleum, Ltd.                                  6,093,154     215,474
#*  Noble Mineral Resources, Ltd.                           405,717          --
*   Northern Iron, Ltd.                                     692,729     122,185
    Northern Star Resources, Ltd.                         2,685,676   2,937,795
#   NRW Holdings, Ltd.                                    1,922,096   2,010,810
#   Nufarm, Ltd.                                          1,061,539   4,106,553
#   Oakton, Ltd.                                            394,790     532,693
*   OM Holdings, Ltd.                                        29,193       9,089
#*  Orocobre, Ltd.                                          334,757     695,151
#   OrotonGroup, Ltd.                                       122,389     467,608
*   Otto Energy, Ltd.                                     1,936,175     156,797
#   OZ Minerals, Ltd.                                     1,930,585   6,644,200
    Pacific Brands, Ltd.                                  5,493,700   2,586,585
#*  Paladin Energy, Ltd.                                  5,090,600   2,070,354
*   Pan Pacific Petroleum NL                              1,094,343     101,927
#   PanAust, Ltd.                                         3,208,104   4,824,459
*   Pancontinental Oil & Gas NL                           1,006,891      28,114
#   Panoramic Resources, Ltd.                             1,396,516     819,226
#*  PaperlinX, Ltd.                                       2,360,419      78,929
    Patties Foods, Ltd.                                      42,099      45,041
#*  Peet, Ltd.                                            1,471,836   1,763,982
*   Peninsula Energy, Ltd.                                5,178,834     154,365
    Perpetual, Ltd.                                         312,245  13,669,025
#*  Perseus Mining, Ltd.                                  3,096,293   1,013,695
#*  Pharmaxis, Ltd.                                         825,833      60,783
*   Phosphagenics, Ltd.                                   1,842,963     157,888
#*  Platinum Australia, Ltd.                              1,442,661       8,041

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
AUSTRALIA -- (Continued)
*   Pluton Resources, Ltd.                                   20,710 $       886
*   PMP, Ltd.                                             2,395,607     949,344
*   Poseidon Nickel, Ltd.                                   436,181      38,619
    Premier Investments, Ltd.                               529,430   4,889,860
#*  Prima Biomed, Ltd.                                    2,194,242      74,446
    Primary Health Care, Ltd.                             1,910,970   8,352,328
    Prime Media Group, Ltd.                               1,777,139   1,634,889
    Programmed Maintenance Services, Ltd.                   691,902   1,832,052
#*  Qantas Airways, Ltd.                                  2,816,195   3,203,517
*   QRxPharma, Ltd.                                          78,483       6,882
#   Qube Holdings, Ltd.                                     457,890     948,169
*   Quickstep Holdings, Ltd.                                462,355      84,404
#*  Ramelius Resources, Ltd.                              1,512,836     148,007
#*  Range Resources, Ltd.                                 1,456,711      16,245
    RCG Corp., Ltd.                                          82,970      57,541
#   RCR Tomlinson, Ltd.                                   1,072,079   2,730,068
    REA Group, Ltd.                                         115,581   5,040,780
#   Reckon, Ltd.                                            319,866     585,852
*   Red 5, Ltd.                                               9,022         588
#*  Red Fork Energy, Ltd.                                 2,658,133     259,520
    Redflex Holdings, Ltd.                                  377,855     360,346
    Reece Australia, Ltd.                                   238,257   6,749,710
#   Regis Resources, Ltd.                                 2,169,151   4,919,167
#   Reject Shop, Ltd. (The)                                 228,019   2,123,921
*   Resolute Mining, Ltd.                                 3,381,576   1,911,424
*   Resource Generation, Ltd.                               338,381      51,925
#   Retail Food Group, Ltd.                                 580,376   2,257,169
#*  Rex Minerals, Ltd.                                      469,315     146,313
    Ridley Corp., Ltd.                                    1,296,000   1,017,465
*   RiverCity Motorway Group                              1,563,354          --
#*  Roc Oil Co., Ltd.                                     6,490,268   2,898,735
*   RungePincockMinarco, Ltd.                                30,702      17,913
#   Ruralco Holdings, Ltd.                                  119,306     371,506
#   SAI Global, Ltd.                                      1,582,713   6,288,650
    Salmat, Ltd.                                            664,807   1,182,242
#*  Samson Oil & Gas, Ltd.                                7,175,499     124,028
*   Sandfire Resources NL                                   140,426     745,985
*   Saracen Mineral Holdings, Ltd.                        4,148,405   1,277,180
    Schaffer Corp., Ltd.                                     33,766     188,500
#   Sedgman, Ltd.                                           452,719     189,329
#   Select Harvests, Ltd.                                   330,208   1,936,646
*   Senex Energy, Ltd.                                    5,913,356   3,673,026
    Servcorp, Ltd.                                          301,327   1,299,883
    Service Stream, Ltd.                                  1,693,203     323,664
    Seven Group Holdings, Ltd.                              219,920   1,684,595
    Seven West Media, Ltd.                                3,396,453   5,901,485
    Sigma Pharmaceuticals, Ltd.                           6,888,660   4,649,010
*   Sihayo Gold, Ltd.                                       475,700      11,502
#*  Silex Systems, Ltd.                                     511,695     862,796
#   Silver Chef, Ltd.                                        61,474     292,379
#*  Silver Lake Resources, Ltd.                           2,339,822     895,373
#*  Sims Metal Management, Ltd.                           1,094,048  10,005,822

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- -----------
AUSTRALIA -- (Continued)
#   Sirtex Medical, Ltd.                                     309,228 $ 4,538,713
    Skilled Group, Ltd.                                    1,298,214   3,320,113
#   Slater & Gordon, Ltd.                                    579,133   2,540,961
#   SMS Management & Technology, Ltd.                        556,717   1,944,632
#   Southern Cross Electrical Engineering, Ltd.               21,171      11,114
#   Southern Cross Media Group, Ltd.                       3,233,213   3,871,868
    Spark Infrastructure Group                             7,787,168  12,796,582
    Specialty Fashion Group, Ltd.                            809,557     697,343
#*  St Barbara, Ltd.                                       2,671,044     536,906
#*  Starpharma Holdings, Ltd.                                352,601     232,970
*   Strike Energy, Ltd.                                    1,471,668     164,433
    Structural Systems, Ltd.                                  29,934      15,612
#   STW Communications Group, Ltd.                         2,033,418   2,671,030
#*  Sundance Energy Australia, Ltd.                        1,977,097   1,916,870
#*  Sundance Resources, Ltd.                               8,756,539     735,811
    Sunland Group, Ltd.                                      741,191   1,151,907
#   Super Retail Group, Ltd.                               1,291,875  12,227,993
    Swick Mining Services, Ltd.                              106,166      25,184
    Tabcorp Holdings, Ltd.                                   623,363   2,160,365
*   Tap Oil, Ltd.                                          1,450,696     560,161
    Tassal Group, Ltd.                                       733,552   2,830,462
#   Technology One, Ltd.                                   1,357,489   3,186,775
#*  Ten Network Holdings, Ltd.                             9,963,454   2,509,732
#   TFS Corp., Ltd.                                        1,477,948   2,340,861
    Thorn Group, Ltd.                                        398,461     793,365
*   Tiger Resources, Ltd.                                  4,840,443   1,609,912
*   Toro Energy, Ltd.                                         70,156       4,433
#   Tox Free Solutions, Ltd.                                 770,429   2,481,028
#   TPG Telecom, Ltd.                                      1,357,245   7,525,986
#*  Transfield Services, Ltd.                              2,864,375   2,564,977
*   Transpacific Industries Group, Ltd.                    7,269,623   7,559,759
    Treasury Group, Ltd.                                      21,218     193,168
    Treasury Wine Estates, Ltd.                              480,217   1,710,212
*   Tribune Resources, Ltd.                                    3,093       8,337
#*  Troy Resources, Ltd.                                     908,565     829,161
#   UGL, Ltd.                                              1,204,535   7,575,350
*   Unity Mining, Ltd.                                     2,433,889      36,191
#   UXC, Ltd.                                              1,611,117   1,265,877
*   Venture Minerals, Ltd.                                   412,390      53,622
    Villa World, Ltd.                                        110,045     204,372
#   Village Roadshow, Ltd.                                   855,994   5,619,892
#*  Virgin Australia Holdings, Ltd.                       10,380,644   3,572,701
*   Virgin Australia Holdings, Ltd. (ACI01NXR8)            7,648,897           7
#*  Vision Eye Institute, Ltd.                               425,556     244,131
    Vocus Communications, Ltd.                               348,319   1,460,371
    Watpac, Ltd.                                             738,762     553,442
    WDS, Ltd.                                                375,342     381,296
#   Webjet, Ltd.                                             390,881     999,455
    Webster, Ltd.                                            180,921     179,773
#   Western Areas, Ltd.                                    1,305,899   5,040,802
#*  Western Desert Resources, Ltd.                           241,493     110,090
#*  White Energy Co., Ltd.                                   643,913     101,739

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- ------------
AUSTRALIA -- (Continued)
#*  Whitehaven Coal, Ltd.                                  3,426,821 $  4,669,711
#   Wide Bay Australia, Ltd.                                  86,677      481,676
#*  Windimurra Vanadium, Ltd.                                 67,179           --
*   Wollongong Coal, Ltd.                                    119,865        8,908
#   Wotif.com Holdings, Ltd.                                 756,981    1,883,791
*   YTC Resources, Ltd.                                      104,200       20,802
                                                                     ------------
TOTAL AUSTRALIA                                                       722,588,024
                                                                     ------------
CHINA -- (0.1%)
    Active Group Holdings, Ltd.                              184,000       18,112
*   Skyfame Realty Holdings, Ltd.                          1,925,625      224,392
*   Superb Summit International Group, Ltd.                9,072,600    1,206,638
    Tongda Group Holdings, Ltd.                            5,600,000      639,590
                                                                     ------------
TOTAL CHINA                                                             2,088,732
                                                                     ------------
HONG KONG -- (21.2%)
    Aeon Credit Service Asia Co., Ltd.                       580,000      490,796
#   Aeon Stores Hong Kong Co., Ltd.                          248,000      316,295
    Alco Holdings, Ltd.                                    1,426,000      248,752
    Allan International Holdings                             720,000      205,218
    Allied Group, Ltd.                                       683,200    2,967,757
#   Allied Properties HK, Ltd.                            12,297,857    2,161,758
*   Anxian Yuan China Holdings, Ltd.                       3,100,000       59,590
*   Apac Resources, Ltd.                                  13,300,000      288,159
#   APT Satellite Holdings, Ltd.                           1,961,500    2,462,150
    Arts Optical International Hldgs                         730,000      198,620
    Asia Financial Holdings, Ltd.                          2,474,908      999,742
    Asia Satellite Telecommunications Holdings, Ltd.         962,000    3,842,946
    Asia Standard Hotel Group, Ltd.                       11,777,218    1,263,125
#   Asia Standard International Group, Ltd.               13,425,937    3,382,056
#   ASM Pacific Technology, Ltd.                               5,600       62,228
    Associated International Hotels, Ltd.                    980,000    2,722,356
    Aupu Group Holding Co., Ltd.                           2,504,000      294,126
*   Bel Global Resources Holdings, Ltd.                    2,576,000           --
#   Bonjour Holdings, Ltd.                                10,366,000    1,782,790
    Bossini International Hldg                             3,807,500      319,770
#*  Brightoil Petroleum Holdings, Ltd.                     8,469,000    2,630,483
*   Brockman Mining, Ltd.                                 23,482,814    1,195,087
#*  Burwill Holdings, Ltd.                                25,014,960      955,976
#   Cafe de Coral Holdings, Ltd.                           1,670,000    5,262,460
    Century City International Holdings, Ltd.              6,419,460      471,609
    Champion Technology Holdings, Ltd.                    15,011,136      349,442
    Chen Hsong Holdings                                    1,212,000      362,982
    Cheuk Nang Holdings, Ltd.                                601,503      553,964
*   Cheung Wo International Holdings, Ltd.                   690,000       55,308
    Chevalier International Holdings, Ltd.                   786,834    1,279,803
*   China Billion Resources, Ltd.                          4,876,000           --
#*  China Daye Non-Ferrous Metals Mining, Ltd.             9,973,837      158,592
*   China Digicontent Co., Ltd.                            2,710,000           --
    China Electronics Corp. Holdings Co., Ltd.             3,608,250      723,642
*   China Energy Development Holdings, Ltd.               24,320,000      328,945
*   China Environmental Investment Holdings, Ltd.          7,470,000      164,971

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- -----------
HONG KONG -- (Continued)
    China Financial Services Holdings, Ltd.                  954,000 $    78,974
*   China Flavors & Fragrances Co., Ltd.                     156,137      25,361
*   China Gamma Group, Ltd.                                1,675,000      32,235
*   China Infrastructure Investment, Ltd.                  7,776,000     111,032
    China Metal International Holdings, Inc.               2,748,000     930,534
#   China Motor Bus Co., Ltd.                                 50,000     396,433
*   China Nuclear Industry 23 International Corp., Ltd.      828,000     140,348
*   China Renji Medical Group, Ltd.                       30,418,000     129,975
*   China Solar Energy Holdings, Ltd.                      1,669,500      14,535
    China Star Entertainment, Ltd.                        35,250,000     581,913
*   China Strategic Holdings, Ltd.                        12,585,000     266,848
    China Ting Group Holdings, Ltd.                        2,443,151     167,129
*   China Tycoon Beverage Holdings, Ltd.                   2,732,000       5,638
    China-Hongkong Photo Products Holdings, Ltd.           1,967,000     144,580
    Chinney Investment, Ltd.                               1,144,000     177,869
    Chong Hing Bank, Ltd.                                    323,600   1,131,126
#   Chow Sang Sang Holdings International, Ltd.            2,156,000   5,307,243
    Chu Kong Shipping Enterprise Group Co., Ltd.           2,188,000     509,090
    Chuang's China Investments, Ltd.                       3,700,938     236,641
    Chuang's Consortium International, Ltd.                5,686,730     689,820
    Chun Wo Development Holdings, Ltd.                     1,852,926     108,977
#   CITIC Telecom International Holdings, Ltd.            10,730,125   3,746,309
#   CK Life Sciences International Holdings, Inc.         20,500,000   2,065,542
    CNT Group, Ltd.                                        8,315,264     402,386
*   COL Capital, Ltd.                                      2,209,840     577,522
    Convenience Retail Asia, Ltd.                             42,000      28,341
*   Cosmos Machinery Enterprises, Ltd.                       281,000      18,533
*   CP Lotus Corp.                                        11,420,000     281,028
#   Cross-Harbour Holdings, Ltd. (The)                       679,520     566,086
    CSI Properties, Ltd.                                  32,156,383   1,122,685
*   CST Mining Group, Ltd.                                85,632,000     563,377
*   Culture Landmark Investment, Ltd.                        509,800      30,660
*   Culturecom Holdings, Ltd.                              1,120,000     153,986
*   Cw Group Holdings, Ltd.                                1,578,000     386,985
#   Dah Sing Banking Group, Ltd.                           3,333,116   4,982,044
    Dah Sing Financial Holdings, Ltd.                      1,059,744   4,696,680
    Dan Form Holdings Co., Ltd.                            3,668,260     332,035
    Dickson Concepts International, Ltd.                   1,258,000     758,813
*   Digital Domain Holdings, Ltd.                          7,865,655     105,739
*   Dingyi Group Investment, Ltd.                          4,852,500     303,230
    Dorsett Hospitality International, Ltd.                4,711,200     839,722
    Eagle Nice International Holdings, Ltd.                1,116,000     175,672
    EcoGreen Fine Chemicals Group, Ltd.                    1,202,000     278,028
*   EganaGoldpfeil Holdings, Ltd.                          4,121,757          --
    Emperor Capital Group, Ltd.                            1,962,000     100,043
    Emperor Entertainment Hotel, Ltd.                      4,075,000   1,775,643
    Emperor International Holdings                         7,984,753   1,783,878
    Emperor Watch & Jewellery, Ltd.                       26,410,000   1,946,296
*   ENM Holdings, Ltd.                                    15,112,000     902,356
*   Enviro Energy International Holdings, Ltd.             3,906,000      71,994
*   EPI Holdings, Ltd.                                    25,099,927     626,453
    Esprit Holdings, Ltd.                                 12,854,950  21,468,905

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ----------- ----------
HONG KONG -- (Continued)
*   eSun Holdings, Ltd.                                     4,472,000 $  518,875
*   Ezcom Holdings, Ltd.                                       72,576         --
    Fairwood Holdings, Ltd.                                   622,100  1,271,646
    Far East Consortium International, Ltd.                 6,191,772  2,248,446
*   FIH Mobile, Ltd.                                        2,385,000  1,288,227
*   Fountain SET Holdings, Ltd.                             4,898,000    588,650
    Four Seas Mercantile Holdings, Ltd.                       628,000    413,724
*   Frontier Services Group, Ltd.                             823,000     75,781
    Fujikon Industrial Holdings, Ltd.                         736,000    169,647
    Future Bright Holdings, Ltd.                            2,286,000  1,097,467
*   G-Resources Group, Ltd.                               145,569,600  4,013,958
    Get Nice Holdings, Ltd.                                22,008,000    982,092
#   Giordano International, Ltd.                            9,084,000  6,097,863
    Glorious Sun Enterprises, Ltd.                          2,702,000    592,823
    Gold Peak Industries Holding, Ltd.                      3,118,642    269,917
    Golden Resources Development International, Ltd.        3,330,500    180,404
#*  Goldin Financial Holdings, Ltd.                           480,000    210,641
#*  Goldin Properties Holdings, Ltd.                        3,044,000  1,378,363
*   Grande Holdings, Ltd. (The)                               882,000      8,760
    Great Eagle Holdings, Ltd.                                 70,160    250,575
    Guangnan Holdings, Ltd.                                 2,249,600    293,573
#   Guotai Junan International Holdings, Ltd.               3,543,000  1,833,587
#   Haitong International Securities Group, Ltd.            2,739,968  1,377,513
*   Hao Tian Development Group, Ltd.                       12,024,000    187,135
    Harbour Centre Development, Ltd.                          963,500  1,684,812
*   Heng Fai Enterprises, Ltd.                                440,000     24,095
    High Fashion International, Ltd.                          268,000    106,148
    HKR International, Ltd.                                 5,934,336  2,435,027
    Hon Kwok Land Investment Co., Ltd.                        314,800    104,881
*   Hong Fok Land, Ltd.                                     1,210,000         --
#   Hong Kong Aircraft Engineering Co., Ltd.                   78,800    916,584
    Hong Kong Ferry Holdings Co., Ltd.                        809,300    793,353
*   Hong Kong Television Network, Ltd.                      2,401,751    689,350
    Hongkong & Shanghai Hotels (The)                        1,124,000  1,643,787
    Hongkong Chinese, Ltd.                                  5,138,000  1,248,219
    Hop Hing Group Holdings, Ltd.                           1,292,000     37,828
    Hopewell Holdings, Ltd.                                 2,385,000  8,209,761
#   Hsin Chong Construction Group, Ltd.                     5,261,658    727,424
    Hung Hing Printing Group, Ltd.                          1,412,000    223,767
#   Hutchison Telecommunications Hong Kong Holdings, Ltd.  10,664,000  3,495,069
*   I-CABLE Communications, Ltd.                            1,225,000    123,495
*   Imagi International Holdings, Ltd.                     50,616,000    569,099
*   Integrated Waste Solutions Group Holdings, Ltd.           952,000     57,858
*   International Standard Resources Holdings, Ltd.        15,176,250    247,328
    IPE Group, Ltd.                                         2,655,000    159,333
*   IRC, Ltd.                                               7,218,000    699,760
    IT, Ltd.                                                3,920,532  1,063,341
    ITC Corp., Ltd.                                           856,708     62,027
    ITC Properties Group, Ltd.                              3,590,186  1,605,969
*   Jinhui Holdings Co., Ltd.                                 121,000     26,567
*   JLF Investment Co., Ltd.                                1,623,500     75,073
    Johnson Electric Holdings, Ltd.                         6,293,000  6,027,342

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- -----------
HONG KONG -- (Continued)
#   K Wah International Holdings, Ltd.                     7,930,545 $ 5,296,841
    Ka Shui International Holdings, Ltd.                     550,000      93,121
    Kam Hing International Holdings, Ltd.                  1,830,000     130,463
    Kantone Holdings, Ltd.                                 9,925,145     132,180
    Karrie International Hldgs                             1,337,200      58,489
    Keck Seng Investments                                    904,600     735,147
*   King Pacific International Holdings, Ltd.              1,404,200          --
*   King Stone Energy Group, Ltd.                          7,296,000     241,485
    Kingmaker Footwear Holdings, Ltd.                      1,532,955     298,942
    Kingston Financial Group, Ltd.                        15,719,000   1,705,217
*   Ko Yo Chemical Group, Ltd.                            15,800,000     165,747
    Kowloon Development Co., Ltd.                          2,392,000   2,925,925
    Kwoon Chung Bus Holdings, Ltd.                           260,000      77,523
#   L'Occitane International SA                              587,750   1,446,518
*   Lai Sun Development                                   74,112,466   1,734,404
*   Lai Sun Garment International, Ltd.                    3,419,680     482,234
    Lam Soon Hong Kong, Ltd.                                 302,310     311,423
*   Landsea Green Properties Co., Ltd.                       812,000      66,274
*   Leading Spirit High-Tech Holdings Co., Ltd.            2,310,000          --
    Lee's Pharmaceutical Holdings, Ltd.                      520,000     584,285
    Lerado Group Holding Co., Ltd.                         1,968,000     254,680
    Lifestyle International Holdings, Ltd.                   843,000   1,647,961
    Lippo China Resources, Ltd.                           19,362,000     962,165
    Lippo, Ltd.                                            1,195,700     642,104
*   Lisi Group Holdings, Ltd.                              3,418,000     220,243
    Liu Chong Hing Investment, Ltd.                        1,015,200   1,950,437
    Luen Thai Holdings, Ltd.                               1,159,000     348,015
#   Luk Fook Holdings International, Ltd.                  2,487,000   7,061,737
    Luks Group Vietnam Holdings Co., Ltd.                    482,913     143,873
    Lung Kee Bermuda Holdings                              1,613,875     589,796
    Magnificent Estates                                   13,558,000     656,559
    Mainland Headwear Holdings, Ltd.                         195,600      17,680
#   Man Wah Holdings, Ltd.                                 2,644,400   4,342,922
    Man Yue Technology Holdings, Ltd.                        980,000     302,237
    Matrix Holdings, Ltd.                                  1,067,414     252,951
*   Mei Ah Entertainment Group, Ltd.                      11,040,000     209,146
    Melbourne Enterprises, Ltd.                               40,500     715,448
    Melco International Development, Ltd.                  4,358,000  13,383,642
#   Midland Holdings, Ltd.                                 5,334,000   2,241,651
    Ming Fai International Holdings, Ltd.                  1,765,000     171,186
*   Ming Fung Jewellery Group, Ltd.                       20,445,000     251,059
#   Miramar Hotel & Investment                               870,000   1,075,902
*   Mongolia Energy Corp., Ltd.                           10,603,000     223,064
#*  Mongolian Mining Corp.                                 9,183,500     759,657
    NagaCorp, Ltd.                                         3,252,000   2,967,463
    Nanyang Holdings, Ltd.                                   137,500     603,458
    National Electronic Hldgs                              2,498,000     280,336
    Natural Beauty Bio-Technology, Ltd.                    4,040,000     208,939
#*  Neo-Neon Holdings, Ltd.                                4,144,500     743,254
*   Neptune Group, Ltd.                                   21,690,000     586,168
    New Century Group Hong Kong, Ltd.                     13,351,464     256,130
#*  New Times Energy Corp., Ltd.                           1,297,600      66,154

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
HONG KONG -- (Continued)
#   Newocean Energy Holdings, Ltd.                         7,182,000 $4,752,320
*   Next Media, Ltd.                                       4,339,183    444,651
*   Orange Sky Golden Harvest Entertainment Holdings,
      Ltd.                                                 6,729,706    441,731
#   Orient Overseas International, Ltd.                      951,500  4,551,674
*   Orient Power Holdings, Ltd.                              804,000         --
#   Oriental Watch Holdings                                3,160,800    714,656
    Pacific Andes International Holdings, Ltd.            11,385,378    463,866
    Pacific Basin Shipping, Ltd.                          12,828,000  7,535,656
    Pacific Textiles Holdings, Ltd.                        3,613,000  4,587,718
    Paliburg Holdings, Ltd.                                3,152,830  1,005,855
*   Pan Asia Environmental Protection Group, Ltd.             80,000     14,902
*   Paradise Entertainment, Ltd.                           2,748,000  2,051,066
    PCCW, Ltd.                                             7,933,000  4,229,830
#*  Peace Mark Holdings, Ltd.                              2,712,022         --
*   Pearl Oriental Oil, Ltd.                              11,918,400    327,764
    Pegasus International Holdings, Ltd.                     226,000     31,762
#   Pico Far East Holdings, Ltd.                           4,822,000  1,290,636
*   Ping Shan Tea Group, Ltd.                              2,633,325     38,809
    Playmates Holdings, Ltd.                                 658,000    891,810
*   Playmates Toys, Ltd.                                   3,040,000  1,283,281
    PNG Resources Holdings, Ltd.                          37,802,362    342,447
    Pokfulam Development Co.                                 234,000    356,439
*   Poly Capital Holdings, Ltd.                            1,154,000     20,133
    Polytec Asset Holdings, Ltd.                          10,878,526  1,586,918
    Public Financial Holdings, Ltd.                        3,194,000  1,514,508
    PYI Corp., Ltd.                                       24,859,973    542,373
*   Pyxis Group, Ltd.                                      1,936,000      7,991
    Raymond Industrial, Ltd.                                  30,400      3,618
#   Regal Hotels International Holdings, Ltd.              2,873,800  1,666,967
*   Richfield Group Holdings, Ltd.                         9,672,000    273,842
*   Rising Development Holdings, Ltd.                        486,000    263,205
    Rivera Holdings, Ltd.                                  5,710,000    245,625
#   SA SA International Holdings, Ltd.                     7,820,000  6,560,548
    Safety Godown Co., Ltd.                                  398,000    503,278
*   Same Time Holdings, Ltd.                                  28,000     33,716
*   Sandmartin International Holdings, Ltd.                   84,000      4,543
    SAS Dragon Hldg, Ltd.                                    484,000    320,362
#   SEA Holdings, Ltd.                                     1,158,000    650,663
#   Shenyin Wanguo HK, Ltd.                                1,937,500    700,159
*   Shougang Concord Technology Holdings                   5,733,809    241,446
*   Shun Ho Resources Holdings, Ltd.                         189,000     39,199
*   Shun Ho Technology Holdings, Ltd.                      1,037,452    206,525
    Shun Tak Holdings, Ltd.                               11,413,419  5,607,004
#*  Silver base Group Holdings, Ltd.                       4,977,677    652,251
*   Simsen International Corp., Ltd.                          40,000     12,841
*   Sing Pao Media Enterprises, Ltd.                         250,511         --
    Sing Tao News Corp., Ltd.                              1,974,000    269,754
    Singamas Container Holdings, Ltd.                     10,526,000  2,283,474
*   Sino-Tech International Holdings, Ltd.                29,380,000    151,899
*   Sinocan Holdings, Ltd.                                   350,000         --
    SIS International Holdings                                34,000     14,049
    Sitoy Group Holdings, Ltd.                               500,000    301,019

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
HONG KONG -- (Continued)
#   SmarTone Telecommunications Holdings, Ltd.             2,626,500 $2,710,753
#   SOCAM Development, Ltd.                                1,716,771  2,082,882
*   Solomon Systech International, Ltd.                    8,590,000    422,332
    Soundwill Holdings, Ltd.                                 420,000    727,097
*   South China China, Ltd.                                6,744,000    547,036
*   South China Land, Ltd.                                15,207,170    259,595
#   Stella International Holdings, Ltd.                      567,500  1,399,038
    Stelux Holdings International, Ltd.                    3,100,400    957,262
*   Success Universe Group, Ltd.                           5,948,000    277,124
    Sun Hing Vision Group Holdings, Ltd.                     358,000    108,607
#   Sun Hung Kai & Co., Ltd.                               3,319,429  2,318,844
*   Sunway International Holdings, Ltd.                       50,000      1,584
    TAI Cheung Holdings                                    2,019,000  1,395,686
    Tai Sang Land Development, Ltd.                          804,910    371,525
*   Talent Property Group, Ltd.                            4,701,420     63,427
#   Tan Chong International, Ltd.                          1,212,000    499,436
#   Tao Heung Holdings, Ltd.                                 517,000    333,542
#*  Taung Gold International, Ltd.                        14,590,000     56,456
*   Technovator International, Ltd.                          784,000    415,854
    Television Broadcasts, Ltd.                              930,000  5,815,875
*   Termbray Industries International Holdings, Ltd.       2,304,900    232,007
    Tern Properties Co., Ltd.                                 51,200     32,012
    Texwinca Holdings, Ltd.                                3,988,000  4,300,538
    Tian Teck Land                                         1,054,000  1,129,022
*   Titan Petrochemicals Group, Ltd.                      13,140,000      4,237
*   Topsearch International Holdings, Ltd.                   186,000      6,134
*   Town Health International Investment, Ltd.               211,165    142,448
    Tradelink Electronic Commerce, Ltd.                    4,622,000  1,133,543
    Transport International Holdings, Ltd.                 1,001,741  1,849,320
#   Trinity, Ltd.                                          7,266,000  1,869,002
    Tristate Holdings, Ltd.                                  188,000     77,504
*   TSC Group Holdings, Ltd.                               2,913,000  1,656,322
    Tse Sui Luen Jewellery International, Ltd.               256,000    102,216
#*  United Laboratories International Holdings, Ltd.
      (The)                                                4,142,000  2,680,936
*   Universal Technologies Holdings, Ltd.                  7,630,000    483,806
*   Universe International Holdings, Ltd.                  3,475,000     64,637
*   Up Energy Development Group, Ltd.                      3,205,000    311,999
*   Value Convergence Holdings, Ltd.                       1,756,000    288,829
#   Value Partners Group, Ltd.                             5,497,000  3,544,417
    Van Shung Chong Holdings, Ltd.                           789,335    129,759
    Vanke Property Overseas, Ltd.                             13,000     14,630
    Varitronix International, Ltd.                         1,917,293  2,126,025
    Vedan International Holdings, Ltd.                     3,272,000    177,337
    Victory City International Holdings, Ltd.              6,385,993    930,765
#   Vitasoy International Holdings, Ltd.                   4,365,000  5,967,359
    VST Holdings, Ltd.                                     4,917,600  1,253,575
#   VTech Holdings, Ltd.                                     234,000  3,240,882
    Wai Kee Holdings, Ltd.                                 7,864,738  2,235,229
    Wang On Group, Ltd.                                   29,171,286    687,770
*   Willie International Holdings, Ltd.                      600,000    112,989
    Win Hanverky Holdings, Ltd.                            1,812,000    240,593
    Wing Hang Bank, Ltd.                                     280,500  4,522,312

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- ------------
HONG KONG -- (Continued)
    Wing On Co. International, Ltd.                          781,000 $  2,178,790
#   Wing Tai Properties, Ltd.                              1,957,331    1,214,981
    Wong's International Hldgs                               737,641      226,659
    Wong's Kong King International                           120,000       10,147
    Xinyi Glass Holdings, Ltd.                            13,316,000   10,506,644
*   Xinyi Solar Holdings, Ltd.                            12,292,000    3,333,700
    Yangtzekiang Garment, Ltd.                               606,500      216,428
    Yau Lee Holdings, Ltd.                                   534,000      115,799
    Yeebo International Hldg                                 572,000       91,588
    YGM Trading, Ltd.                                        460,000    1,009,201
    YT Realty Group, Ltd.                                    749,000      237,540
*   Yugang International, Ltd.                            93,492,000      871,653
*   Zhuhai Holdings Investment Group, Ltd.                 2,558,000      430,435
                                                                     ------------
TOTAL HONG KONG                                                       362,658,426
                                                                     ------------
NEW ZEALAND -- (7.3%)
#*  a2 Milk Co., Ltd.                                        539,281      377,468
    Abano Healthcare Group, Ltd.                              29,547      168,122
    Air New Zealand, Ltd.                                  3,299,848    5,979,545
    Auckland International Airport, Ltd.                     319,815    1,095,341
#*  Bathurst Resources, Ltd.                               1,666,560       96,387
    Briscoe Group, Ltd.                                        2,235        4,592
    Cavalier Corp., Ltd.                                     283,674      380,155
    CDL Investments New Zealand, Ltd.                        163,215       75,553
#   Chorus, Ltd.                                           1,514,017    2,313,242
    Colonial Motor Co., Ltd. (The)                           148,846      693,456
    Contact Energy, Ltd.                                     249,203    1,224,073
#*  Diligent Board Member Services, Inc.                      82,102      322,390
#   Ebos Group, Ltd.                                         429,471    3,481,484
#   Fisher & Paykel Healthcare Corp., Ltd.                 3,763,394   13,265,637
#   Freightways, Ltd.                                        872,670    3,764,861
#   Hallenstein Glasson Holdings, Ltd.                       245,661      735,786
    Heartland New Zealand, Ltd.                              185,677      140,903
#   Hellaby Holdings, Ltd.                                   380,827    1,000,864
#   Infratil, Ltd.                                         2,999,537    5,953,086
    Kathmandu Holdings, Ltd.                                 351,142    1,104,159
    Mainfreight, Ltd.                                        494,839    5,718,691
    Methven, Ltd.                                             93,877       97,224
#   Metlifecare, Ltd.                                        256,045      908,785
    Michael Hill International, Ltd.                       1,534,152    1,749,115
    Millennium & Copthorne Hotels New Zealand, Ltd.        1,387,344      780,594
    New Zealand Oil & Gas, Ltd.                            2,036,646    1,362,039
    New Zealand Refining Co., Ltd. (The)                     591,259      958,206
    Northland Port Corp. NZ, Ltd.                            151,152      389,872
    Nuplex Industries, Ltd.                                1,143,593    3,455,801
#   NZX, Ltd.                                                960,063    1,036,979
#   Opus International Consultants, Ltd.                      12,925       21,793
#*  Pacific Edge, Ltd.                                       350,725      330,929
    PGG Wrightson, Ltd.                                      980,136      343,245
*   Pike River Coal, Ltd.                                    490,805           --
    Port of Tauranga, Ltd.                                   528,322    6,560,678
*   Pumpkin Patch, Ltd.                                      606,913      282,808

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- ------------
NEW ZEALAND -- (Continued)
#   Restaurant Brands New Zealand, Ltd.                     461,634 $  1,254,370
*   Richina Pacific, Ltd.                                   274,180       15,959
*   Rubicon, Ltd.                                         1,485,105      462,873
#   Ryman Healthcare, Ltd.                                2,086,942   15,589,741
    Sanford, Ltd.                                           393,618    1,416,200
    Scott Technology, Ltd.                                   38,136       51,645
#   Skellerup Holdings, Ltd.                                507,716      778,911
    Sky Network Television, Ltd.                          1,730,057    9,985,491
    SKYCITY Entertainment Group, Ltd.                     3,798,254   13,869,634
    Steel & Tube Holdings, Ltd.                             416,437    1,103,457
    Telecom Corp. of New Zealand, Ltd.                      440,138    1,051,472
    Tourism Holdings, Ltd.                                  274,867      273,446
    Tower, Ltd.                                             739,546    1,035,008
    Trade Me Group, Ltd.                                    940,020    3,207,808
#   TrustPower, Ltd.                                         68,345      394,789
#   Vector, Ltd.                                          1,217,365    2,691,161
#   Warehouse Group, Ltd. (The)                             655,357    1,916,939
#*  Xero, Ltd.                                              109,612    3,015,671
                                                                    ------------
TOTAL NEW ZEALAND                                                    124,288,438
                                                                    ------------
SINGAPORE -- (11.1%)
#*  Abterra, Ltd.                                           531,800      249,907
    Amara Holdings, Ltd.                                    950,000      406,409
#   Amtek Engineering, Ltd.                               1,297,000      642,408
    ASL Marine Holdings, Ltd.                               816,600      470,420
    Aspial Corp., Ltd.                                       69,680       26,415
#*  Ausgroup, Ltd.                                        3,653,000    1,332,181
#   Baker Technology, Ltd.                                1,272,000      330,413
#   Banyan Tree Holdings, Ltd.                            1,053,000      530,128
#   Biosensors International Group, Ltd.                  6,197,237    4,706,741
    Bonvests Holdings, Ltd.                                 978,000    1,054,457
    Boustead Singapore, Ltd.                              1,686,261    2,550,705
    Breadtalk Group, Ltd.                                   850,800      951,715
*   Broadway Industrial Group, Ltd.                       1,374,000      302,139
    Bukit Sembawang Estates, Ltd.                           614,003    2,863,125
    Bund Center Investment, Ltd.                          2,717,000      444,875
#   Centurion Corp., Ltd.                                   132,000       75,530
    CH Offshore, Ltd.                                     1,642,400      550,951
#   China Aviation Oil Singapore Corp., Ltd.              1,586,399    1,102,910
#   China Merchants Holdings Pacific, Ltd.                  813,000      625,962
    Chip Eng Seng Corp., Ltd.                             3,546,800    2,167,681
    Chuan Hup Holdings, Ltd.                              3,967,000      856,121
    Cityspring Infrastructure Trust                       1,268,000      481,270
#   Cosco Corp. Singapore, Ltd.                           7,006,000    4,034,723
    Creative Technology, Ltd.                               272,200      525,549
    CSC Holdings, Ltd.                                    2,495,000      169,428
#   CSE Global, Ltd.                                      3,382,000    1,606,079
    CWT, Ltd.                                             1,393,700    1,619,858
    Datapulse Technology, Ltd.                               89,000       11,854
#   Del Monte Pacific, Ltd.                                 773,000      380,018
*   Delong Holdings, Ltd.                                 1,361,000      416,536
    DMX Technologies Group, Ltd.                          2,096,000      335,071

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
SINGAPORE -- (Continued)
#   Dyna-Mac Holdings, Ltd.                                2,015,000 $  660,164
#   Elec & Eltek International Co., Ltd.                     147,000    233,095
    Ellipsiz, Ltd.                                           123,000      8,724
    EnGro Corp., Ltd.                                        354,000    347,643
    Etika International Holdings, Ltd.                       575,000    190,807
    Eu Yan Sang International, Ltd.                          809,800    533,408
*   euNetworks Group, Ltd.                                     8,220      4,175
#   Ezion Holdings, Ltd.                                   1,024,800  1,862,933
#   Ezra Holdings, Ltd.                                    5,619,000  4,719,606
    Falcon Energy Group, Ltd.                              1,951,000    546,482
    Far East Orchard, Ltd.                                 1,070,598  1,599,045
    FJ Benjamin Holdings, Ltd.                             1,305,000    224,625
    Food Empire Holdings, Ltd.                             1,256,400    395,207
#*  Forterra Trust                                            98,000    138,825
    Fragrance Group, Ltd.                                  6,256,000  1,248,550
#*  Gallant Venture, Ltd.                                  5,073,000  1,216,472
    GK Goh Holdings, Ltd.                                  1,458,000    984,804
*   Global Yellow Pages, Ltd.                                299,000     18,418
#   GMG Global, Ltd.                                      18,238,000  1,309,915
#   Goodpack, Ltd.                                         1,620,000  3,103,412
    GP Batteries International, Ltd.                         235,000    104,066
    GP Industries, Ltd.                                    2,643,209    990,207
    GuocoLand, Ltd.                                          399,314    679,390
#   GuocoLeisure, Ltd.                                     3,364,000  2,594,063
*   Hanwell Holdings, Ltd.                                 1,823,419    378,268
*   Healthway Medical Corp., Ltd.                          8,042,776    410,491
    HG Metal Manufacturing, Ltd.                           1,768,000    132,560
    Hi-P International, Ltd.                               1,309,000    606,666
    Hiap Hoe, Ltd.                                           353,000    256,829
    Hiap Seng Engineering, Ltd.                              612,000    105,053
*   HLH Group, Ltd.                                        8,364,000    106,917
    Ho Bee Land, Ltd.                                      1,652,000  3,023,443
    Hong Fok Corp., Ltd.                                   3,323,640  2,150,886
    Hong Leong Asia, Ltd.                                    702,000    894,179
    Hotel Grand Central, Ltd.                              1,331,073  1,271,434
#   Hotel Properties, Ltd.                                 1,385,400  4,109,232
    Hour Glass, Ltd. (The)                                   622,744    845,618
    HTL International Holdings, Ltd.                       1,063,843    250,872
    HupSteel, Ltd.                                         1,572,875    263,003
    Hwa Hong Corp., Ltd.                                   2,186,000    532,197
#   Hyflux, Ltd.                                           3,243,500  3,105,574
    Indofood Agri Resources, Ltd.                          3,468,000  2,953,482
    InnoTek, Ltd.                                            950,000    242,472
*   International Healthway Corp., Ltd.                      594,656    144,527
#*  Interra Resources, Ltd.                                  235,000     72,316
    IPC Corp., Ltd.                                        4,265,000    510,905
    ISDN Holdings, Ltd.                                      211,000     72,743
    Isetan Singapore, Ltd.                                   122,500    458,994
    Jaya Holdings, Ltd.                                    2,513,000  1,598,318
#*  Jiutian Chemical Group, Ltd.                          10,128,000    590,739
#*  Jurong Technologies Industrial Corp., Ltd.             2,227,680         --
    K1 Ventures, Ltd.                                      4,793,500    754,828

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
SINGAPORE -- (Continued)
    Keppel Infrastructure Trust                            1,330,000 $1,114,094
    Keppel Telecommunications & Transportation, Ltd.       1,409,600  2,009,441
    Koh Brothers Group, Ltd.                               1,432,000    354,383
*   Lafe Corp., Ltd.                                         500,000     23,925
    LCD Global Investments, Ltd.                           3,569,504    518,607
    Lee Kim Tah Holdings, Ltd.                             1,600,000  1,183,525
*   Li Heng Chemical Fibre Technologies, Ltd.              2,053,000    147,141
#   Lian Beng Group, Ltd.                                  1,945,000  1,087,990
#*  Linc Energy, Ltd.                                      1,982,517  1,865,892
#*  LionGold Corp., Ltd.                                   1,401,000    109,796
    Low Keng Huat Singapore, Ltd.                            878,000    487,237
    Lum Chang Holdings, Ltd.                               1,094,030    305,690
    M1, Ltd.                                               1,066,000  2,864,231
*   Manhattan Resources, Ltd.                                463,000    229,475
    Marco Polo Marine, Ltd.                                  963,000    288,578
    mDR, Ltd.                                              3,997,000     29,098
*   Mercator Lines Singapore, Ltd.                           555,000     44,803
#   Mermaid Maritime PCL                                   1,212,000    469,927
    Metro Holdings, Ltd.                                   2,085,792  1,532,682
    Mewah International, Inc.                              1,773,000    665,754
#   Midas Holdings, Ltd.                                   8,177,000  3,073,925
#   Nam Cheong Ltd                                         7,126,740  2,022,046
*   Neptune Orient Lines, Ltd.                               196,000    158,970
    New Toyo International Holdings, Ltd.                  1,624,000    407,736
    NSL, Ltd.                                                422,000    530,558
*   Oceanus Group, Ltd.                                   13,109,000    177,861
    OKP Holdings, Ltd.                                       180,000     44,892
#   OSIM International, Ltd.                               1,689,000  3,913,237
#*  Otto Marine, Ltd.                                     10,983,500    704,225
#   OUE Hospitality Trust                                    310,500    215,525
#   OUE, Ltd.                                              1,863,000  3,377,787
#   Oxley Holdings, Ltd.                                     760,000    471,595
    Pan-United Corp., Ltd.                                 2,006,000  1,659,049
    PEC, Ltd.                                                 47,000     20,444
*   Penguin International, Ltd.                              794,000    123,080
#   Petra Foods, Ltd.                                        804,000  2,277,643
    Popular Holdings, Ltd.                                 2,763,650    595,226
    QAF, Ltd.                                              1,184,483    851,045
#*  Raffles Education Corp., Ltd.                          4,104,710    967,755
#   Raffles Medical Group, Ltd.                              579,330  1,678,638
    Rickmers Maritime                                        888,000    205,839
    Rotary Engineering, Ltd.                               1,463,600    831,148
    Roxy-Pacific Holdings, Ltd.                              297,500    134,314
*   S I2I, Ltd.                                           17,004,000    108,789
    San Teh, Ltd.                                            999,087    254,571
*   Sapphire Corp., Ltd.                                     493,000     31,497
    SBS Transit, Ltd.                                        953,500    951,405
#   See Hup Seng, Ltd.                                     2,372,000    579,635
#   Sheng Siong Group, Ltd.                                1,176,000    596,453
    Sim Lian Group, Ltd.                                   2,281,855  1,598,895
#   Sinarmas Land, Ltd.                                    5,739,000  2,435,420
    Sing Holdings, Ltd.                                    1,134,000    344,287

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                           SHARES      VALUE++
                                                          --------- --------------
SINGAPORE -- (Continued)
    Sing Investments & Finance, Ltd.                        297,675 $      318,562
    Singapore Post, Ltd.                                  8,837,120      9,983,859
    Singapore Reinsurance Corp., Ltd.                     1,514,530        332,809
    Singapore Shipping Corp., Ltd.                        1,689,000        317,330
    Singapura Finance, Ltd.                                 174,062        207,563
#*  Sino Grandness Food Industry Group, Ltd.              2,157,000      1,189,979
#   SMRT Corp., Ltd.                                      2,379,000      2,316,277
    Stamford Land Corp., Ltd.                             3,258,000      1,547,751
    Straco Corp., Ltd.                                      130,000         61,986
    Sunningdale Tech, Ltd.                                2,932,000        381,632
#*  SunVic Chemical Holdings, Ltd.                        2,038,000        782,114
#   Super Group, Ltd.                                     1,124,000      3,144,617
#   Swiber Holdings, Ltd.                                 3,974,000      2,033,473
    Swissco Holdings, Ltd.                                1,026,000        348,704
#   Tat Hong Holdings, Ltd.                               2,072,800      1,341,153
    Thakral Corp., Ltd.                                   5,601,000        125,101
#   Tiong Woon Corp. Holding, Ltd.                        2,152,250        558,981
#   Triyards holdings, Ltd.                                 348,900        177,090
#   Tuan Sing Holdings, Ltd.                              4,074,495      1,139,276
    UMS Holdings, Ltd.                                    1,368,000        939,074
#   United Engineers, Ltd.                                2,756,028      4,750,920
#   United Envirotech, Ltd.                               2,521,000      2,627,197
    United Overseas Insurance, Ltd.                         187,250        672,916
#   UOB-Kay Hian Holdings, Ltd.                           1,798,400      2,417,267
#   UPP Holdings, Ltd.                                    3,060,000        611,966
#*  Vard Holdings, Ltd.                                   4,053,000      3,131,297
    Venture Corp., Ltd.                                   1,650,000     10,106,502
    Vibrant Group, Ltd.                                   9,159,901        745,651
    Vicom, Ltd.                                             120,000        565,906
#   Wee Hur Holdings, Ltd.                                2,667,000        766,084
    Wheelock Properties Singapore, Ltd.                   1,210,000      1,814,414
#   Wing Tai Holdings, Ltd.                               2,843,567      4,548,056
    Xpress Holdings, Ltd.                                 1,281,000         22,107
    Yeo Hiap Seng, Ltd.                                     223,731        417,954
    YHI International, Ltd.                               1,174,000        220,090
#   Yongnam Holdings, Ltd.                                8,048,000      1,545,547
                                                                    --------------
TOTAL SINGAPORE                                                        190,265,125
                                                                    --------------
TOTAL COMMON STOCKS                                                  1,401,888,745
                                                                    --------------
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
#*  Aquarius Platinum, Ltd. Rights 05/14/14               3,341,716        357,012
*   Centrebet International, Ltd. Litigation Rights          81,336             --
*   Pluton Resources, Ltd. Rights 05/14/14                   20,710            193
                                                                    --------------
TOTAL AUSTRALIA                                                            357,205
                                                                    --------------
HONG KONG -- (0.0%)
*   Haitong International Securities Group, Ltd. Rights
      05/23/14                                            1,369,984         15,903
*   Sustainable Forest Holdings Rights 05/05/14              43,837            905
                                                                    --------------
TOTAL HONG KONG                                                             16,808
                                                                    --------------

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


                                                            SHARES       VALUE++
                                                           ---------- --------------
SINGAPORE -- (0.0%)
*    Falcon Energy Group, Ltd. Rights 06/18/16                195,100 $        4,980
*    Technics Oil & Gas, Ltd. Warrants 12/09/16                16,800          3,551
                                                                      --------------
TOTAL SINGAPORE                                                                8,531
                                                                      --------------
TOTAL RIGHTS/WARRANTS                                                        382,544
                                                                      --------------

                                                            SHARES/
                                                             FACE
                                                            AMOUNT
                                                             (000)       VALUE+
                                                           ---------- --------------
SECURITIES LENDING COLLATERAL -- (18.0%)
(S)@ DFA Short Term Investment Fund                        26,673,434    308,611,628
                                                                      --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $1,619,552,911)                   $1,710,882,917
                                                                      ==============

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ----------------------------------------------
                               LEVEL 1     LEVEL 2     LEVEL 3     TOTAL
                               -------- -------------- ------- --------------
Common Stocks
   Australia                   $234,096 $  722,353,928   --    $  722,588,024
   China                             --      2,088,732   --         2,088,732
   Hong Kong                    255,437    362,402,989   --       362,658,426
   New Zealand                       --    124,288,438   --       124,288,438
   Singapore                         --    190,265,125   --       190,265,125
Rights/Warrants
   Australia                         --        357,205   --           357,205
   Hong Kong                         --         16,808   --            16,808
   Singapore                         --          8,531   --             8,531
Securities Lending Collateral        --    308,611,628   --       308,611,628
                               -------- --------------   --    --------------
TOTAL                          $489,533 $1,710,393,384   --    $1,710,882,917
                               ======== ==============   ==    ==============

                    THE UNITED KINGDOM SMALL COMPANY SERIES
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                            SHARES     VALUE++
                                                          ---------- -----------
COMMON STOCKS -- (98.2%)
Consumer Discretionary -- (25.5%)
    4imprint Group P.L.C.                                     97,560 $ 1,113,543
    888 Holdings P.L.C.                                      936,528   2,326,361
*   Aga Rangemaster Group P.L.C.                             453,866   1,334,225
    Barratt Developments P.L.C.                            4,268,971  26,698,834
    Bellway P.L.C.                                           652,849  15,898,650
    Berkeley Group Holdings P.L.C.                           650,346  25,234,511
    Betfair Group P.L.C.                                     114,500   1,870,142
    Bloomsbury Publishing P.L.C.                             283,806     769,589
    Boot Henry P.L.C.                                        432,804   1,594,904
    Bovis Homes Group P.L.C.                                 875,787  11,711,836
#   Bwin.Party Digital Entertainment P.L.C.                2,880,414   6,200,533
*   Carpetright P.L.C.                                        11,229     111,005
#   Centaur Media P.L.C.                                     556,967     647,001
    Chime Communications P.L.C.                              327,139   1,928,482
    Cineworld Group P.L.C.                                   988,583   5,391,283
    Connect Group P.L.C.                                     998,228   3,039,354
    Creston P.L.C.                                            22,394      43,452
    Daily Mail & General Trust P.L.C.                      1,328,069  18,306,282
    Darty P.L.C.                                           1,015,868   1,760,679
    Debenhams P.L.C.                                       6,498,732   8,826,165
    Dignity P.L.C.                                           227,632   5,503,464
*   Dixons Retail P.L.C.                                  18,181,138  13,828,147
    Domino's Pizza Group P.L.C.                              440,599   3,828,312
    Dunelm Group P.L.C.                                      244,196   3,866,367
*   Enterprise Inns P.L.C.                                 2,687,428   6,203,667
    Euromoney Institutional Investor P.L.C.                  295,537   5,333,906
*   Findel P.L.C.                                            310,891   1,419,179
*   Forminster P.L.C.                                         43,333          --
    Fuller, Smith & Turner P.L.C.                            137,316   2,234,981
    Future P.L.C.                                          1,301,863     181,503
    Games Workshop Group P.L.C.                              101,889     984,947
    Greene King P.L.C.                                     1,421,372  21,399,005
    Halfords Group P.L.C.                                  1,072,399   8,046,993
    Headlam Group P.L.C.                                     337,290   2,751,161
    Home Retail Group P.L.C.                               4,196,363  14,499,738
*   Hornby P.L.C.                                            154,220     209,317
    Howden Joinery Group P.L.C.                            3,180,986  17,512,897
    Huntsworth P.L.C.                                        926,689     939,541
    Inchcape P.L.C.                                        2,319,770  25,200,127
    Informa P.L.C.                                         3,121,619  25,492,179
    ITE Group P.L.C.                                       1,144,948   4,452,675
    JD Sports Fashion P.L.C.                                 120,013   3,561,442
    JD Wetherspoon P.L.C.                                    490,410   6,986,851
    John Menzies P.L.C.                                      247,022   2,688,668
*   Johnston Press P.L.C.                                  1,039,980     443,829
    Ladbrokes P.L.C.                                       4,483,503  11,626,478
    Laura Ashley Holdings P.L.C.                           1,517,420     659,095
    Lookers P.L.C.                                         1,408,832   3,325,634
    Marston's P.L.C.                                       3,122,248   7,763,355
    Mecom Group P.L.C.                                       457,433   1,018,184
    Millennium & Copthorne Hotels P.L.C.                   1,048,561   9,843,435

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- ------------
Consumer Discretionary -- (Continued)
*   Mitchells & Butlers P.L.C.                             1,030,286 $  7,676,148
    MJ Gleeson Group P.L.C.                                  195,875    1,306,593
#*  Mothercare P.L.C.                                        266,771      842,817
    N Brown Group P.L.C.                                     874,754    7,581,542
*   Ocado Group P.L.C.                                       735,892    4,188,957
    Pendragon P.L.C.                                       4,395,240    2,308,010
*   Perform Group P.L.C.                                      65,502      238,467
*   Persimmon P.L.C.                                         904,357   20,069,472
    Photo-Me International P.L.C.                            270,353      616,202
*   Puma Brandenburg, Ltd.                                   119,000           --
*   Puma Brandenburg, Ltd. A Shares                          119,000           --
*   Punch Taverns P.L.C.                                   2,668,837      632,250
    Rank Group P.L.C.                                         99,802      271,484
    Redrow P.L.C.                                          1,505,347    7,285,489
    Restaurant Group P.L.C. (The)                            967,459   10,215,317
    Rightmove P.L.C.                                         466,340   18,998,360
    Spirit Pub Co. P.L.C.                                  3,103,818    4,114,849
*   Sportech P.L.C.                                          384,214      564,235
*   Sports Direct International P.L.C.                       301,064    3,992,004
    STV Group P.L.C.                                           4,868       29,948
*   SuperGroup P.L.C.                                        203,095    4,565,426
    Taylor Wimpey P.L.C.                                  15,614,170   27,768,941
    Ted Baker P.L.C.                                         145,679    4,552,983
*   Thomas Cook Group P.L.C.                               7,517,966   22,223,846
    Topps Tiles P.L.C.                                       829,659    1,805,186
*   Torotrak P.L.C.                                           50,953       23,782
*   Trinity Mirror P.L.C.                                  1,688,565    4,948,560
    TUI Travel P.L.C.                                        394,548    2,853,861
    UBM P.L.C.                                               826,641    9,195,435
    UTV Media P.L.C.                                         444,753    1,801,293
    Vitec Group P.L.C. (The)                                 164,847    1,714,640
    WH Smith P.L.C.                                          711,405   13,193,431
    William Hill P.L.C.                                    3,678,697   22,042,897
    Wilmington Group P.L.C.                                  346,234    1,329,086
                                                                     ------------
Total Consumer Discretionary                                          555,563,419
                                                                     ------------
Consumer Staples -- (4.1%)
    A.G. Barr P.L.C.                                         427,802    4,470,006
    Anglo-Eastern Plantations                                108,153    1,299,353
    Booker Group P.L.C.                                    7,511,637   18,685,793
    Britvic P.L.C.                                         1,240,873   15,197,635
    Cranswick P.L.C.                                         264,392    5,339,679
    Dairy Crest Group P.L.C.                                 747,197    5,829,694
    Devro P.L.C.                                             891,696    3,183,427
    Greencore Group P.L.C.                                 2,335,961   10,317,366
    Greggs P.L.C.                                            541,226    4,895,493
    Hilton Food Group P.L.C.                                  24,794      223,470
    McBride P.L.C.                                           855,515    1,420,909
*   Premier Foods P.L.C.                                   2,951,877    2,868,998
#   PZ Cussons P.L.C.                                      1,325,039    7,755,066
    REA Holdings P.L.C.                                       50,639      390,114
    Tate & Lyle P.L.C.                                       511,405    6,062,516

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- ------------
Consumer Staples -- (Continued)
#*  Thorntons P.L.C.                                        274,658 $    563,579
                                                                    ------------
Total Consumer Staples                                                88,503,098
                                                                    ------------
Energy -- (5.8%)
*   Afren P.L.C.                                          5,639,345   14,979,341
    AMEC P.L.C.                                           1,114,094   23,268,048
    Anglo Pacific Group P.L.C.                              472,317    1,520,697
*   Cairn Energy P.L.C.                                   2,601,577    8,103,316
*   Coalfield Resources P.L.C.                              268,451       28,333
*   EnQuest P.L.C.                                        3,568,831    8,283,191
*   Essar Energy P.L.C.                                   1,162,294    1,318,934
*   Exillon Energy P.L.C.                                   289,661      692,145
    Fortune Oil P.L.C.                                    6,238,485    1,369,297
*   Hardy Oil & Gas P.L.C.                                   74,781       85,860
*   Heritage Oil P.L.C.                                     972,858    5,193,319
    Hunting P.L.C.                                          639,376    9,153,559
    James Fisher & Sons P.L.C.                              216,358    4,718,222
#*  JKX Oil & Gas P.L.C.                                    456,676      421,066
    John Wood Group P.L.C.                                1,508,579   20,003,334
*   Lamprell P.L.C.                                         967,717    2,509,481
    Premier Oil P.L.C.                                    2,484,308   14,225,273
*   Salamander Energy P.L.C.                              1,063,663    2,409,697
    Soco International P.L.C.                             1,018,017    7,440,340
                                                                    ------------
Total Energy                                                         125,723,453
                                                                    ------------
Financials -- (14.4%)
    Amlin P.L.C.                                          2,613,209   19,757,633
#   Ashmore Group P.L.C.                                  1,839,927   10,928,914
    Bank of Georgia Holdings P.L.C.                         106,665    4,691,433
    Beazley P.L.C.                                        2,627,389   10,899,394
    Brewin Dolphin Holdings P.L.C.                        1,320,004    7,200,479
    Capital & Counties Properties P.L.C.                    474,174    2,674,761
    Capital & Regional P.L.C.                             1,493,345    1,159,433
    Catlin Group, Ltd.                                    1,812,653   16,189,202
    Charles Stanley Group P.L.C.                            126,349    1,013,205
    Charles Taylor P.L.C.                                   139,215      613,796
    Chesnara P.L.C.                                         578,859    3,215,901
    Close Brothers Group P.L.C.                             777,213   18,358,740
    Daejan Holdings P.L.C.                                   32,083    2,531,358
    Development Securities P.L.C.                           580,091    2,383,673
    F&C Asset Management P.L.C.                           2,273,162    4,587,260
    Hansard Global P.L.C.                                    16,468       29,335
    Helical Bar P.L.C.                                      668,916    4,104,332
    Henderson Group P.L.C.                                5,229,541   22,218,077
    Hiscox, Ltd.                                          1,645,320   19,629,497
    ICAP P.L.C.                                           2,874,272   20,133,934
    IG Group Holdings P.L.C.                              1,796,260   19,316,253
*   Industrial & Commercial Holdings P.L.C.                   5,000           --
    Intermediate Capital Group P.L.C.                       572,350    4,295,951
    International Personal Finance P.L.C.                   690,825    6,533,484
*   IP Group P.L.C.                                       1,306,305    3,790,467
    Jardine Lloyd Thompson Group P.L.C.                     591,880   10,561,763

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- ------------
Financials -- (Continued)
    Jupiter Fund Management P.L.C.                        1,343,222 $  8,826,584
    Lancashire Holdings, Ltd.                               912,700   10,791,673
    Liontrust Asset Management P.L.C.                        32,319      142,906
    LSL Property Services P.L.C.                            173,209    1,172,762
    Man Group P.L.C.                                      9,800,117   16,354,917
    Novae Group P.L.C.                                      276,081    2,527,212
    Phoenix Group Holdings                                  671,770    7,746,662
*   Quintain Estates & Development P.L.C.                 2,680,731    4,592,289
    Rathbone Brothers P.L.C.                                165,692    5,420,747
*   Raven Russia, Ltd.                                      878,299      965,045
*   Renovo Group P.L.C.                                      87,461       23,623
    S&U P.L.C.                                               21,140      671,622
    Savills P.L.C.                                          625,702    6,340,586
    St James's Place P.L.C.                                 899,349   11,720,916
    ST Modwen Properties P.L.C.                             957,652    6,013,320
    Tullett Prebon P.L.C.                                 1,098,479    5,904,447
    Unite Group P.L.C. (The)                              1,011,180    7,220,703
*   Waterloo Investment Holdings, Ltd.                        5,979          707
                                                                    ------------
Total Financials                                                     313,254,996
                                                                    ------------
Health Care -- (2.9%)
#*  Alizyme P.L.C.                                          660,805           --
    Bioquell P.L.C.                                          90,893      191,778
*   BTG P.L.C.                                            1,781,080   16,015,427
    Consort Medical P.L.C.                                  142,611    2,125,074
    Dechra Pharmaceuticals P.L.C.                           429,068    4,998,068
    Genus P.L.C.                                            281,441    4,812,967
    Hikma Pharmaceuticals P.L.C.                            713,706   18,728,962
*   Optos P.L.C.                                            109,965      297,627
#*  Oxford Biomedica P.L.C.                               2,821,652      105,958
*   Skyepharma P.L.C.                                        10,549       43,040
    Synergy Health P.L.C.                                   297,068    6,225,723
    UDG Healthcare P.L.C.                                   973,852    5,904,225
*   Vectura Group P.L.C.                                  1,829,761    4,353,162
*   Vernalis P.L.C.                                          19,974       11,388
                                                                    ------------
Total Health Care                                                     63,813,399
                                                                    ------------
Industrials -- (25.2%)
    Air Partner P.L.C.                                       39,319      329,586
    Alumasc Group P.L.C. (The)                              124,366      252,978
    Ashtead Group P.L.C.                                  2,326,314   34,467,088
    Avon Rubber P.L.C.                                       59,735      632,604
    Balfour Beatty P.L.C.                                 3,596,658   17,080,799
    BBA Aviation P.L.C.                                   2,792,163   14,648,757
    Berendsen P.L.C.                                        832,065   14,541,122
    Bodycote P.L.C.                                       1,253,236   15,464,310
    Braemar Shipping Services P.L.C.                         83,345      735,885
    Brammer P.L.C.                                          409,430    3,237,187
#   Camellia P.L.C.                                           2,481      416,268
    Cape P.L.C.                                             606,299    3,074,299
    Carillion P.L.C.                                      2,233,191   13,969,504
    Carr's Milling Industries P.L.C.                         35,419    1,107,250

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
Industrials -- (Continued)
    Castings P.L.C.                                         162,757 $ 1,267,433
    Chemring Group P.L.C.                                 1,217,006   4,606,102
    Clarkson P.L.C.                                          67,965   3,062,532
    Cobham P.L.C.                                         5,618,202  29,309,381
    Communisis P.L.C.                                     1,047,623   1,153,771
#   Costain Group P.L.C.                                    145,311     660,485
    DCC P.L.C.                                              431,941  22,147,399
    De La Rue P.L.C.                                        287,139   3,978,930
    Dialight P.L.C.                                          27,620     446,255
    Diploma P.L.C.                                          574,385   6,410,271
    easyJet P.L.C.                                          316,838   8,766,798
    Fenner P.L.C.                                           944,793   6,610,246
*   Firstgroup P.L.C.                                     5,473,650  11,960,866
    Galliford Try P.L.C.                                    339,416   6,832,230
    Go-Ahead Group P.L.C.                                   211,952   7,068,428
    Goodwin P.L.C.                                              383      26,579
    Grafton Group P.L.C.                                    479,421   4,715,555
    Harvey Nash Group P.L.C.                                 46,693      95,491
    Hays P.L.C.                                           7,041,541  17,964,367
    Helphire Group P.L.C.                                 1,564,658     161,990
    Hogg Robinson Group P.L.C.                              134,014     167,918
    Homeserve P.L.C.                                      1,341,396   7,652,269
    Hyder Consulting P.L.C.                                 178,009   1,418,594
    Interserve P.L.C.                                       664,484   7,446,955
    Keller Group P.L.C.                                     333,468   5,625,965
    Kentz Corp., Ltd.                                       154,134   1,878,070
    Kier Group P.L.C.                                       208,884   5,871,003
    Latchways P.L.C.                                         36,248     617,586
    Lavendon Group P.L.C.                                   787,112   3,016,254
    Management Consulting Group P.L.C.                    1,519,596     637,875
    Mears Group P.L.C.                                      476,231   4,036,405
    Meggitt P.L.C.                                          155,329   1,252,901
    Melrose Industries P.L.C.                             3,712,937  17,930,030
    Michael Page International P.L.C.                     1,282,180  10,184,147
    Mitie Group P.L.C.                                    1,851,006   9,970,725
    Morgan Advanced Materials P.L.C.                      1,439,437   8,146,976
    Morgan Sindall Group P.L.C.                             191,310   2,557,481
    National Express Group P.L.C.                         2,250,170  10,614,996
    Norcros P.L.C.                                          127,268      45,662
    Northgate P.L.C.                                        752,381   6,586,052
    PayPoint P.L.C.                                         165,538   3,184,396
    QinetiQ Group P.L.C.                                  3,181,899  11,336,241
    Regus P.L.C.                                          3,367,250  11,907,173
*   Renold P.L.C.                                           182,467     159,990
    Rentokil Initial P.L.C.                               7,336,389  14,782,500
    Ricardo P.L.C.                                          268,884   3,078,817
    Robert Walters P.L.C.                                   387,999   2,094,194
    Rotork P.L.C.                                           339,433  14,886,294
    RPS Group P.L.C.                                      1,266,580   6,334,658
    Senior P.L.C.                                         2,097,931  10,139,192
    Serco Group P.L.C.                                    1,965,238  11,201,290
*   Severfield-Rowen P.L.C.                               1,275,258   1,318,151

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- ------------
Industrials -- (Continued)
    Shanks Group P.L.C.                                   2,313,344 $  3,993,609
    SIG P.L.C.                                            3,046,866    9,874,590
    Speedy Hire P.L.C.                                    2,851,875    2,715,391
    Spirax-Sarco Engineering P.L.C.                         369,703   18,123,272
    St Ives P.L.C.                                          672,895    2,254,540
    Stagecoach Group P.L.C.                               2,248,039   14,097,073
    Sthree P.L.C.                                           355,059    2,425,633
    Stobart Group, Ltd.                                     339,542      786,232
    T Clarke P.L.C.                                         147,457      202,756
    Tarsus Group P.L.C.                                     208,165      793,993
    Tribal Group P.L.C.                                     156,581      530,580
    Trifast P.L.C.                                          443,600      692,507
    UK Mail Group P.L.C.                                    197,261    1,930,712
    Ultra Electronics Holdings P.L.C.                       351,758   10,086,417
    Vesuvius P.L.C.                                       1,449,566   10,224,607
#   Volex P.L.C.                                            233,149      407,341
    Vp P.L.C.                                               167,297    1,812,216
*   Wincanton P.L.C.                                        538,066    1,076,771
    WS Atkins P.L.C.                                        523,508   11,354,013
#   XP Power, Ltd.                                           74,294    2,057,429
                                                                    ------------
Total Industrials                                                    548,723,188
                                                                    ------------
Information Technology -- (7.7%)
    Acal P.L.C.                                             104,729      632,099
    Anite P.L.C.                                          1,253,216    1,741,494
    Aveva Group P.L.C.                                       68,708    2,449,787
    Computacenter P.L.C.                                    422,291    4,648,947
    CSR P.L.C.                                              916,815    8,908,169
    Domino Printing Sciences P.L.C.                         530,658    6,950,729
    E2V Technologies P.L.C.                                 519,836    1,464,033
    Electrocomponents P.L.C.                              2,186,053   10,775,955
    Fidessa Group P.L.C.                                    157,497    5,968,387
*   Filtronic P.L.C.                                          4,262        2,821
    Halma P.L.C.                                          1,878,529   17,847,458
#*  Imagination Technologies Group P.L.C.                   205,118      682,550
*   Innovation Group P.L.C.                               5,126,744    2,747,732
*   Kofax, Ltd.                                             203,720    1,530,400
    Laird P.L.C.                                          1,362,165    6,401,865
    Micro Focus International P.L.C.                        705,473    9,251,852
    Moneysupermarket.com Group P.L.C.                       785,635    2,423,598
    NCC Group P.L.C.                                        276,512      882,443
    Oxford Instruments P.L.C.                               167,558    3,651,237
    Pace P.L.C.                                           1,487,713    9,167,268
    Phoenix IT Group, Ltd.                                  204,614      381,084
    Playtech P.L.C.                                         488,746    5,516,269
    Premier Farnell P.L.C.                                1,808,088    6,802,131
    PV Crystalox Solar P.L.C.                               147,995       54,486
    Renishaw P.L.C.                                         188,423    5,795,232
    RM P.L.C.                                               318,062      744,117
    SDL P.L.C.                                              370,235    1,886,442
    Sepura P.L.C.                                           225,709      506,423
    Spectris P.L.C.                                         601,319   22,625,619

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- ------------
Information Technology -- (Continued)
    Spirent Communications P.L.C.                          2,633,737 $  4,239,832
    Telecity Group P.L.C.                                    656,941    7,967,643
    TT electronics P.L.C.                                    822,074    2,906,667
    Vislink P.L.C.                                           274,226      218,246
*   Wolfson Microelectronics P.L.C.                          504,759    2,004,058
    Xaar P.L.C.                                              275,443    3,669,448
    Xchanging P.L.C.                                       1,315,024    3,537,186
                                                                     ------------
Total Information Technology                                          166,983,707
                                                                     ------------
Materials -- (7.5%)
    African Barrick Gold P.L.C.                              504,945    2,118,256
    Alent P.L.C.                                           1,359,075    7,312,798
    AZ Electronic Materials SA                               897,834    6,111,566
    British Polythene Industries P.L.C.                      137,680    1,467,462
    Carclo P.L.C.                                            200,519      609,610
*   Centamin P.L.C.                                        5,044,171    5,512,838
    Croda International P.L.C.                               442,133   19,256,876
    DS Smith P.L.C.                                        4,875,734   25,983,032
    Elementis P.L.C.                                       2,403,235   11,281,730
    Essentra P.L.C.                                          951,657   12,908,306
*   Evraz P.L.C.                                             276,673      451,249
    Ferrexpo P.L.C.                                          955,423    2,356,621
*   Gem Diamonds, Ltd.                                       494,440    1,387,255
    Hill & Smith Holdings P.L.C.                             429,023    4,052,472
#   Hochschild Mining P.L.C.                                 657,160    1,834,102
*   International Ferro Metals, Ltd.                         447,220       70,550
#*  Kazakhmys P.L.C.                                         370,981    1,494,855
#*  Lonmin P.L.C.                                          2,202,370   10,566,439
    Low & Bonar P.L.C.                                     1,099,209    1,544,012
    Marshalls P.L.C.                                         860,843    2,577,176
    Mondi P.L.C.                                             446,421    7,421,260
*   New World Resources P.L.C. Class A                        10,343        6,760
*   Petra Diamonds, Ltd.                                   1,201,269    3,313,749
#   Petropavlovsk P.L.C.                                     842,130      969,253
    RPC Group P.L.C.                                         769,308    7,796,737
    Synthomer P.L.C.                                       1,200,019    5,349,189
#   Vedanta Resources P.L.C.                                 480,809    7,699,302
    Victrex P.L.C.                                           380,162   11,969,479
    Zotefoams P.L.C.                                          96,852      465,680
                                                                     ------------
Total Materials                                                       163,888,614
                                                                     ------------
Telecommunication Services -- (2.6%)
    Cable & Wireless Communications P.L.C.                10,300,226    9,198,339
*   Colt Group SA                                          1,437,706    3,181,687
    Inmarsat P.L.C.                                        2,296,017   28,251,173
    Kcom Group P.L.C.                                      3,032,026    4,823,294
    TalkTalk Telecom Group P.L.C.                          2,542,439   12,321,371
                                                                     ------------
Total Telecommunication Services                                       57,775,864
                                                                     ------------
Utilities -- (2.5%)
    Dee Valley Group P.L.C.                                   12,109      326,128

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED


                                                            SHARES       VALUE++
                                                           ---------- --------------
Utilities -- (Continued)
     Drax Group P.L.C.                                      2,103,725 $   23,549,099
     Pennon Group P.L.C.                                    2,007,940     25,704,962
     Telecom Plus P.L.C.                                      215,589      5,643,892
                                                                      --------------
Total Utilities                                                           55,224,081
                                                                      --------------
TOTAL COMMON STOCKS                                                    2,139,453,819
                                                                      --------------
PREFERRED STOCKS -- (0.0%)
*    McBride P.L.C.                                        14,543,755         24,556
                                                                      --------------

                                                            SHARES/
                                                             FACE
                                                            AMOUNT
                                                             (000)       VALUE+
                                                           ---------- --------------
SECURITIES LENDING COLLATERAL -- (1.8%)
(S)@ DFA Short Term Investment Fund                         3,383,365     39,145,532
                                                                      --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $1,426,290,113)                   $2,178,623,907
                                                                      ==============

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                ------------------------------------------------
                                 LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                                ---------- -------------- ------- --------------
Common Stocks
   Consumer Discretionary               -- $  555,563,419   --    $  555,563,419
   Consumer Staples                     --     88,503,098   --        88,503,098
   Energy                       $1,369,297    124,354,156   --       125,723,453
   Financials                           --    313,254,996   --       313,254,996
   Health Care                          --     63,813,399   --        63,813,399
   Industrials                     141,153    548,582,035   --       548,723,188
   Information Technology               --    166,983,707   --       166,983,707
   Materials                            --    163,888,614   --       163,888,614
   Telecommunication Services           --     57,775,864   --        57,775,864
   Utilities                            --     55,224,081   --        55,224,081
Preferred Stocks                        --         24,556   --            24,556
Securities Lending Collateral           --     39,145,532   --        39,145,532
                                ---------- --------------   --    --------------
TOTAL                           $1,510,450 $2,177,113,457   --    $2,178,623,907
                                ========== ==============   ==    ==============

                     THE CONTINENTAL SMALL COMPANY SERIES
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                          SHARES    VALUE++
                                                          ------- -----------
COMMON STOCKS -- (83.4%)
AUSTRIA -- (2.1%)
*   A-TEC Industries AG                                    21,828 $        --
    Agrana Beteiligungs AG                                 17,354   2,008,716
    AMAG Austria Metall AG                                  2,133      73,393
    Atrium European Real Estate, Ltd.                     614,001   3,536,507
    Austria Technologie & Systemtechnik AG                 91,279   1,065,790
    BKS Bank AG                                             3,120      75,755
*   BUWOG AG                                                  768      14,102
    CA Immobilien Anlagen AG                              163,483   3,116,354
    Conwert Immobilien Invest SE                           96,813   1,394,869
    DO & CO AG                                             18,695   1,092,874
    EVN AG                                                164,083   2,286,649
#   Flughafen Wien AG                                      48,018   4,714,303
    Frauenthal Holding AG                                   4,212      53,374
    IMMOFINANZ AG                                          15,360      57,041
    Josef Manner & Co. AG                                     870      64,827
#   Kapsch TrafficCom AG                                   26,900   1,493,074
#   Lenzing AG                                             51,434   3,283,380
#   Mayr Melnhof Karton AG                                 45,831   5,835,317
    Oberbank AG                                            37,973   2,631,512
#   Oesterreichische Post AG                              159,507   8,151,995
#   Palfinger AG                                           58,212   2,154,168
    POLYTEC Holding AG                                     83,703     841,282
#   RHI AG                                                113,647   3,978,082
    Rosenbauer International AG                            17,256   1,627,725
    S IMMO AG                                             276,239   2,183,395
#   Schoeller-Bleckmann Oilfield Equipment AG              53,715   6,828,189
    Semperit AG Holding                                    50,274   2,806,807
    Strabag SE                                            102,680   2,870,294
    Telekom Austria AG                                    817,041   8,108,380
    UBM Realitaetenentwicklung AG                           2,880      69,841
    UNIQA Insurance Group AG                              361,548   4,618,397
#   Wienerberger AG                                       565,653  10,499,315
*   Wolford AG                                             11,252     296,926
    Zumtobel AG                                           161,140   3,350,515
                                                                  -----------
TOTAL AUSTRIA                                                      91,183,148
                                                                  -----------
BELGIUM -- (2.7%)
#*  Ablynx NV                                             227,939   2,721,461
    Ackermans & van Haaren NV                             118,073  15,268,356
*   AGFA-Gevaert NV                                       898,617   3,442,875
    Arseus NV                                             103,764   5,877,628
    Atenor Group                                            6,182     342,354
    Banque Nationale de Belgique                              970   4,682,383
#   Barco NV                                               60,150   4,482,757
    Cie d'Entreprises CFE                                  41,428   4,564,897
    Cie Immobiliere de Belgique SA                         12,863     735,503
    Cie Maritime Belge SA                                  66,098   1,964,170
    Co.Br.Ha Societe Commerciale de Brasserie SA              115     292,795
    D'ieteren SA                                          129,060   5,970,722
*   Deceuninck NV                                         364,236   1,251,151

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                          SHARES    VALUE++
                                                          ------- ------------
BELGIUM -- (Continued)
#   Econocom Group                                        304,215 $  3,262,517
    Elia System Operator SA                               135,158    7,168,920
#*  Euronav NV                                            113,879    1,378,051
    EVS Broadcast Equipment SA                             60,843    3,852,791
    Exmar NV                                              132,340    2,208,836
*   Floridienne SA                                            868       84,551
    Gimv NV                                                13,949      723,159
*   Hamon & CIE SA                                          4,508       99,362
*   Ion Beam Applications                                  89,791    1,241,961
    Jensen-Group NV                                        13,482      261,740
    Kinepolis Group NV                                     19,582    3,833,629
    Lotus Bakeries                                          1,361    1,511,785
#*  MDxHealth                                             108,339      659,652
    Melexis NV                                             98,065    3,943,382
    Mobistar SA                                           103,511    2,020,003
#   NV Bekaert SA                                         190,167    7,739,416
#   Nyrstar NV                                            742,718    2,957,220
*   Picanol                                                29,777    1,183,033
*   RealDolmen NV                                             120           18
#*  RealDolmen NV/SA                                        8,137      230,639
    Recticel SA                                           101,580      914,734
*   Rentabiliweb Group                                     16,953      253,558
    Resilux                                                 4,724      700,329
*   RHJ International                                      54,210      265,302
*   Roularta Media Group NV                                10,263      183,053
*   Sapec                                                   2,832      179,829
    Sioen Industries NV                                    52,140      640,031
    Sipef SA                                               30,617    2,674,370
    TER Beke SA                                             2,260      184,014
    Tessenderlo Chemie NV                                 132,614    4,061,206
#*  ThromboGenics NV                                      155,245    4,946,168
    Van de Velde NV                                        36,644    1,950,448
*   Viohalco SA                                           603,593    3,781,798
                                                                  ------------
TOTAL BELGIUM                                                      116,692,557
                                                                  ------------
DENMARK -- (4.1%)
#   ALK-Abello A.S.                                        29,336    4,070,468
*   Alm Brand A.S.                                        484,611    2,353,824
#   Ambu A.S. Class B                                      29,756    1,989,680
    Arkil Holding A.S. Class B                                504       76,081
*   Atlantic Petroleum P/F                                  4,328       77,171
*   Auriga Industries A.S. Class B                         96,829    3,586,095
#*  Bang & Olufsen A.S.                                   173,002    1,786,883
    BankNordik P/F                                          1,753       38,227
#*  Bavarian Nordic A.S.                                  115,443    2,450,613
*   BoConcept Holding A.S. Class B                          5,365       96,772
    Brodrene Hartmann A.S.                                 13,977      496,088
    D/S Norden A.S.                                       110,869    4,434,466
    Dfds A.S.                                              19,411    1,534,901
    Djurslands Bank A.S.                                    8,970      332,692
    East Asiatic Co., Ltd. A.S.                            55,571      738,781
    FE Bording A.S.                                           426       64,609

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                          SHARES    VALUE++
                                                          ------- ------------
DENMARK -- (Continued)
#   FLSmidth & Co. A.S.                                   201,458 $ 10,785,573
    Fluegger A.S. Class B                                   4,198      265,368
*   Genmab A.S.                                           186,552    6,949,726
    GN Store Nord A.S.                                    772,340   18,658,711
*   GPV Industri A.S. Series B                              2,200           --
*   Greentech Energy Systems A.S.                          12,775       28,982
#   Gronlandsbanken AB                                      1,125      131,610
*   H+H International A.S. Class B                         31,426      272,800
    Harboes Bryggeri A.S. Class B                          13,115      228,028
    IC Companys A.S.                                       35,278    1,053,284
#   Jeudan A.S.                                             4,800      541,134
*   Jyske Bank A.S.                                       301,282   16,564,443
    Lan & Spar Bank                                         5,150      353,164
    NKT Holding A.S.                                      110,421    6,966,577
    Nordjyske Bank A.S.                                    17,600      380,342
    Norresundby Bank A.S.                                   7,350      362,655
    Pandora A.S.                                              726       48,940
*   Parken Sport & Entertainment A.S.                      33,556      445,971
    PER Aarsleff A.S. Class B                               8,407    1,524,197
#   Ringkjoebing Landbobank A.S.                           19,475    4,456,056
    Roblon A.S. Class B                                     2,700      137,999
    Rockwool International A.S. Class B                    30,614    5,905,238
*   Royal UNIBREW                                          45,850    7,137,085
    Schouw & Co.                                           74,017    4,131,630
    SimCorp A.S.                                          194,860    7,481,402
    Solar A.S. Class B                                     26,420    1,827,362
    Spar Nord Bank A.S.                                   347,740    3,914,882
*   Sydbank A.S.                                          317,330    8,463,792
    Tivoli A.S.                                               969      547,447
#*  TK Development A.S.                                   374,839      645,540
*   Topdanmark A.S.                                       507,925   14,861,733
#*  TopoTarget A.S.                                       546,711      365,642
*   Topsil Semiconductor Matls                            886,257      118,634
#*  Torm A.S.                                             694,424      175,934
#   United International Enterprises                        9,266    1,852,457
*   Vestas Wind Systems A.S.                              533,999   23,715,469
*   Vestjysk Bank A.S.                                     35,584       59,556
#*  Zealand Pharma A.S.                                    39,325      486,163
                                                                  ------------
TOTAL DENMARK                                                      175,972,877
                                                                  ------------
FINLAND -- (5.7%)
    Afarak Group Oyj                                      604,909      318,054
    Ahlstrom Oyj                                           48,381      515,564
    Aktia Bank Oyj                                         43,055      539,196
#   Alma Media Oyj                                        277,852    1,018,277
    Amer Sports Oyj                                       566,687   11,716,635
    Apetit Oyj                                             19,402      519,713
    Aspo Oyj                                               83,365      691,089
    Atria P.L.C.                                           37,273      368,018
    Bank of Aland P.L.C. Class B                           22,078      269,981
#   BasWare Oyj                                            39,987    1,894,742
*   Biotie Therapies Oyj                                  955,389      306,382

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- -----------
FINLAND -- (Continued)
#   Cargotec Oyj                                             167,673 $ 7,495,426
    Caverion Corp.                                           484,202   5,379,426
    Citycon Oyj                                            1,345,638   5,049,077
    Comptel Oyj                                              337,600     271,491
    Cramo Oyj                                                148,755   3,323,775
    Digia P.L.C.                                              48,912     275,447
*   Efore Oyj                                                 49,703      48,989
#   Elektrobit Oyj                                           265,750     971,165
#   Elisa Oyj                                                702,558  20,996,081
    F-Secure Oyj                                             471,472   1,591,296
*   Finnair Oyj                                              427,233   1,782,619
*   Finnlines Oyj                                            124,906   1,354,338
    Fiskars Oyj Abp                                          196,766   5,338,899
*   GeoSentric Oyj                                           244,900          --
    HKScan Oyj Class A                                       120,587     639,773
    Huhtamaki Oyj                                            452,365  11,894,561
    Ilkka-Yhtyma Oyj                                          61,503     213,385
    Kemira Oyj                                               472,368   7,220,542
    Kesko Oyj Class B                                        315,046  12,895,665
    Konecranes Oyj                                           245,559   7,925,737
    Lassila & Tikanoja Oyj                                   152,571   2,970,872
*   Lemminkainen Oyj                                          26,333     510,209
    Metsa Board Oyj                                        1,549,706   7,254,333
#   Metso Oyj                                                499,824  20,117,792
    Munksjo Oyj                                               24,345     196,914
#   Neste Oil Oyj                                            609,759  12,540,136
    Okmetic Oyj                                               61,386     392,929
    Olvi Oyj Class A                                          70,665   2,382,934
*   Oriola-KD Oyj Class A                                      5,045      16,862
*   Oriola-KD Oyj Class B                                    507,715   1,683,224
    Orion Oyj Class A                                        130,940   4,015,514
    Orion Oyj Class B                                        388,956  11,871,978
#*  Outokumpu Oyj                                         21,047,785   6,439,907
#   Outotec Oyj                                              697,608   7,818,384
    PKC Group Oyj                                            109,715   3,639,460
    Ponsse Oy                                                 31,710     485,705
#*  Poyry Oyj                                                194,637   1,076,503
    Raisio P.L.C. Class V                                    541,284   3,540,391
    Ramirent Oyj                                             324,161   3,633,537
    Rapala VMC Oyj                                           113,258     809,285
*   Rautaruukki Oyj                                          439,221   5,471,879
    Revenio Group Oyj                                          7,363     163,941
    Saga Furs Oyj                                             11,324     446,843
#   Sanoma Oyj                                               355,701   2,395,166
    Sievi Capital P.L.C.                                     123,479     246,448
    SRV Group P.L.C.                                           9,181      48,577
    Stockmann Oyj Abp(5462371)                                43,914     628,098
#   Stockmann Oyj Abp(5462393)                               139,051   1,974,799
    Technopolis Oyj                                          384,441   2,340,260
    Teleste Oyj                                               53,559     328,125
    Tieto Oyj                                                305,721   8,366,134
    Tikkurila Oyj                                            175,018   4,343,629

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- ------------
FINLAND -- (Continued)
    Uponor Oyj                                              247,346 $  4,899,710
    Vacon P.L.C.                                             94,088    3,903,755
    Vaisala Oyj Class A                                      42,946    1,397,621
    Viking Line Abp                                          10,366      240,093
#   YIT Oyj                                                 500,865    5,151,899
                                                                    ------------
TOTAL FINLAND                                                        246,569,189
                                                                    ------------
FRANCE -- (10.8%)
    ABC Arbitrage                                            22,399      159,446
    Actia Group                                               3,198       24,382
#*  Air France-KLM                                          722,730   10,397,215
    Akka Technologies SA                                     21,419      776,083
    Albioma                                                  96,570    2,696,570
*   Alcatel-Lucent                                        4,446,911   17,635,210
    Altamir                                                  81,618    1,236,669
    Alten SA                                                 95,360    4,872,106
    Altran Technologies SA                                  676,432    7,374,660
    April                                                    76,998    1,840,531
    Assystem                                                 65,144    2,099,849
    Aubay                                                    10,285      166,909
*   Audika Groupe                                            22,298      409,027
    Aurea SA                                                  2,794       20,306
    Axway Software SA                                        29,721    1,024,790
    Bastide le Confort Medical                                1,571       33,025
#*  Beneteau SA                                             184,191    3,190,814
#*  Bigben Interactive                                       31,445      326,341
    BioMerieux                                               35,921    3,923,833
    Boiron SA                                                29,832    2,516,442
    Bonduelle SCA                                            77,754    2,255,088
#   Bongrain SA                                              34,266    2,996,119
#   Bourbon SA                                              216,060    7,129,694
*   Boursorama                                               92,227    1,544,916
*   Bull                                                    402,126    2,134,139
    Burelle SA                                                3,866    4,162,064
#   Catering International Services                           1,996       56,690
*   Cegedim SA                                               20,258      743,395
    Cegid Group                                              22,946      961,302
#*  CGG SA                                                  455,425    7,879,668
#*  Chargeurs SA                                             67,945      531,382
*   Cie des Alpes                                            22,452      504,082
    Cie Industrielle et Financiere D'Entreprises              1,200      109,824
    Ciments Francais SA                                      47,966    5,158,284
#*  Club Mediterranee SA                                    107,104    2,792,443
    Derichebourg SA                                         548,515    2,138,409
#   Devoteam SA                                              27,431      699,334
    Eiffage SA                                              155,651   11,765,972
#   Electricite de Strasbourg                                21,886    3,450,315
#   Eramet                                                    8,545    1,114,601
    Esso SA Francaise                                        11,770      644,968
    Etablissements Maurel et Prom                           419,398    7,483,020
    Euler Hermes SA                                          49,555    5,979,004
*   Euro Disney SCA                                          61,062      355,341

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
FRANCE -- (Continued)
    Eurofins Scientific SE                                   29,921 $ 8,308,959
    Exel Industries Class A                                  10,680     938,409
    Faiveley Transport SA                                    35,342   2,911,222
*   Faurecia                                                229,733  10,340,884
    Fimalac                                                  31,490   2,682,686
#   Fleury Michon SA                                          4,694     403,870
*   GameLoft SE                                             315,552   3,135,555
    Gaumont SA                                               13,980     771,099
    GEA                                                       2,433     302,127
#*  GECI International                                       59,392          --
    Gevelot SA                                                3,584     516,619
    GL Events                                                48,302   1,216,631
#   Groupe Crit                                              24,255   1,617,917
    Groupe Eurotunnel SA                                    716,654   9,620,944
#   Groupe Flo                                               35,997     163,021
*   Groupe Fnac                                              12,200     583,492
#   Groupe Gorge                                             12,177     369,519
    Groupe Open                                              27,590     398,077
    Groupe Steria SCA                                       135,577   3,818,694
    Guerbet                                                  27,183   1,290,071
*   Haulotte Group SA                                        65,672   1,254,323
    Havas SA                                              1,237,953   9,853,127
#*  Hi-Media SA                                             173,905     504,636
#   Ingenico                                                157,666  13,758,146
    Interparfums SA                                          32,245   1,474,302
    Ipsen SA                                                147,762   6,560,639
    IPSOS                                                   159,746   6,204,625
    Jacquet Metal Service                                    55,520   1,190,248
    Korian-Medica                                           180,295   6,767,557
    L.D.C. SA                                                    19       3,506
    Lagardere SCA                                           498,840  20,906,648
    Lanson-BCC                                                8,266     484,919
    Laurent-Perrier                                          12,792   1,280,303
*   Le Noble Age                                              1,857      43,853
    Lectra                                                   94,714     998,082
    LISI                                                     17,353   2,814,514
    Maisons France Confort                                   15,380     751,289
    Manitou BF SA                                            48,911     925,327
    Manutan International                                    14,553   1,108,273
    Mersen                                                   72,883   2,333,742
    Metropole Television SA                                 236,930   5,077,819
    MGI Coutier                                               3,915     757,720
    Montupet                                                 30,887   2,556,602
    Mr Bricolage                                             30,731     613,221
#   Naturex                                                  25,746   2,259,792
#   Neopost SA                                              167,752  13,774,636
    Nexans SA                                               131,823   7,421,853
    Nexity SA                                               111,222   4,989,145
    NextRadioTV                                              12,421     415,188
    Norbert Dentressangle SA                                 20,989   3,598,272
*   NRJ Group                                                72,524     896,298
#*  Orco Property Group                                     167,788     144,813

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
FRANCE -- (Continued)
    Orpea                                                   129,821 $ 9,443,820
#   Paris Orleans SA                                          3,127      77,752
*   Parrot SA                                                38,572   1,179,726
#*  Peugeot SA                                            1,076,690  19,049,823
*   Pierre & Vacances SA                                     24,300   1,024,552
    Plastic Omnium SA                                       324,906  11,055,037
    PSB Industries SA                                         8,438     497,567
    Rallye SA                                               106,948   5,439,720
#*  Recylex SA                                               83,164     312,812
    Remy Cointreau SA                                         4,223     371,204
    Robertet SA                                               3,167     729,679
#   Rubis SCA                                               157,540  11,217,427
    Saft Groupe SA                                          126,335   4,492,922
    Samse SA                                                  8,342   1,072,720
    Sartorius Stedim Biotech                                  8,849   1,682,026
    SEB SA                                                   61,473   5,670,336
    Seche Environnement SA                                    9,167     404,221
    Securidev SA                                              2,500     145,371
#*  Sequana SA                                               44,019     324,825
    Societe d'Edition de Canal +                            272,836   2,400,941
    Societe des Bains de Mer et du Cercle des Etrangers
      a Monaco                                               46,150   2,587,103
    Societe Internationale de Plantations d'Heveas SA         7,778     502,254
#   Societe Marseillaise du Tunnel Prado-Carenage SA          3,148     128,360
    Societe pour l'Informatique Industrielle                 40,908     435,027
#   Societe Television Francaise 1                          567,362   9,661,040
#*  SOITEC                                                  826,614   2,497,068
#*  Solocal Group                                           630,719   1,440,021
#   Somfy SA                                                 21,738   7,550,190
#   Sopra Group SA                                           23,140   2,663,857
#*  Spir Communication SA                                     4,687      92,074
    Stallergenes SA                                             478      37,825
#*  Ste Industrielle d'Aviation Latecoere SA                 34,502     637,480
    Stef SA                                                  29,121   2,303,050
#*  Store Electronic                                         11,723     260,378
    Sword Group                                              30,562     802,538
    Synergie SA                                              71,102   2,058,006
*   Technicolor SA                                          706,408   5,281,578
    Teleperformance                                         275,593  15,805,902
    Tessi SA                                                  7,038     881,262
    TFF Group                                                 5,013     403,297
#*  Theolia SA                                              281,335     475,763
    Thermador Groupe                                         10,537   1,163,311
    Total Gabon                                               1,324     806,690
    Touax SA                                                  4,773     131,767
*   Trigano SA                                               42,749   1,184,383
*   UBISOFT Entertainment                                   459,542   8,575,838
    Union Financiere de France BQE SA                        16,679     480,710
*   Valneva SE(B9B2YX8)                                     114,605     969,499
#*  Valneva SE(B03KGM0)                                      16,357     136,814
#   Vetoquinol SA                                            10,360     565,209
    Vicat                                                    59,033   5,123,114
    VIEL & Cie SA                                           158,130     521,410

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                          SHARES    VALUE++
                                                          ------- ------------
FRANCE -- (Continued)
#   Vilmorin & Cie SA                                      22,432 $  2,961,082
    Virbac SA                                              17,539    4,204,915
*   VM Materiaux SA                                         6,914      343,932
    Vranken-Pommery Monopole SA                            18,881      666,276
                                                                  ------------
TOTAL FRANCE                                                       465,358,980
                                                                  ------------
GERMANY -- (12.0%)
#*  AAP Implantate AG                                       1,361        5,816
*   Aareal Bank AG                                        423,110   19,232,324
    Adler Modemaerkte AG                                   37,209      607,546
*   ADVA Optical Networking SE                            189,709      851,106
#*  Air Berlin P.L.C.                                     167,708      403,899
*   Aixtron SE                                            409,853    6,525,557
*   Aligna AG                                             318,087           --
    Allgeier SE                                            26,582      636,565
    Amadeus Fire AG                                        23,218    2,019,736
    Analytik Jena AG                                        5,992      118,752
*   AS Creation Tapeten                                     7,109      322,951
    Aurubis AG                                            153,470    8,199,050
#   Balda AG                                              127,634      594,621
    Basler AG                                               1,420       69,927
    Bauer AG                                               45,945    1,193,623
    BayWa AG(5838068)                                         124        7,032
    BayWa AG(5838057)                                      59,344    3,366,352
    Bechtle AG                                             73,789    6,566,281
    Bertrandt AG                                           24,117    3,653,360
    Bijou Brigitte AG                                      19,079    1,857,460
    Bilfinger SE                                              290       34,575
#   Biotest AG                                             20,784    2,564,295
*   BKN International AG                                   33,408           --
    Borussia Dortmund GmbH & Co. KGaA                     274,295    1,430,481
#   CANCOM SE                                              63,917    2,818,357
    Carl Zeiss Meditec AG                                 102,720    3,127,461
    CAT Oil AG                                             83,051    1,742,474
    Celesio AG                                            212,397    7,381,720
    CENIT AG                                               37,037      611,384
    CENTROTEC Sustainable AG                               43,285    1,107,933
    Cewe Stiftung & Co. KGAA                               22,058    1,737,966
*   Colonia Real Estate AG                                 16,334      100,843
    Comdirect Bank AG                                     179,407    2,068,167
#   CompuGroup Medical AG                                  62,401    1,664,415
*   Constantin Medien AG                                  351,622      726,461
    CropEnergies AG                                       111,540      731,678
#   CTS Eventim AG                                        106,100    6,758,364
    DAB Bank AG                                           130,043      704,113
    Data Modul AG                                          11,455      312,279
    DEAG Deutsche Entertainment AG                          2,648       20,891
#   Delticom AG                                            25,992    1,237,670
*   Deufol SE                                              76,487       96,036
    Deutsche Beteiligungs AG                               29,148      785,316
#   Deutsche Wohnen AG(B0YZ0Z5)                           837,032   17,968,901
*   Deutsche Wohnen AG(BFLR888)                           436,450    9,143,172

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
GERMANY -- (Continued)
*   Deutz AG                                                440,031 $ 3,679,534
*   Dialog Semiconductor P.L.C.                             310,004   7,853,131
    DIC Asset AG                                             13,115     129,267
    DMG MORI SEIKI AG                                       308,295   9,714,819
    Dr Hoenle AG                                             21,610     421,843
    Draegerwerk AG & Co. KGaA                                 6,249     641,749
    Drillisch AG                                            228,312   8,524,764
#   Duerr AG                                                116,560   9,222,898
    Eckert & Ziegler AG                                      17,884     621,466
    Elmos Semiconductor AG                                   49,157     990,280
    ElringKlinger AG                                        151,212   6,104,896
    Erlus AG                                                  2,970     210,217
#   Euromicron AG                                            33,718     618,109
#*  Evotec AG                                             1,165,338   5,827,558
    Fielmann AG                                              36,883   4,989,754
*   First Sensor AG                                          19,888     297,020
#*  Francotyp-Postalia Holding AG Class A                    53,729     357,738
    Freenet AG                                              498,012  17,247,703
#   Fuchs Petrolub SE                                        89,610   8,261,563
*   GAGFAH SA                                               281,532   4,452,749
#   Gerresheimer AG                                         151,437  10,280,571
#   Gerry Weber International AG                             95,222   5,029,201
    Gesco AG                                                 14,980   1,559,064
    GFK SE                                                   72,504   3,742,179
    GFT Technologies AG                                      79,714     951,999
    Grammer AG                                               59,024   3,261,928
#   Grenkeleasing AG                                         32,703   3,426,391
*   H&R AG                                                   50,783     503,974
#   Hamburger Hafen und Logistik AG                          84,770   2,055,805
#*  Hansa Group AG                                          146,815     271,069
#   Hawesko Holding AG                                       19,711   1,094,494
#*  Heidelberger Druckmaschinen AG                        1,168,180   3,705,141
#   Highlight Communications AG                              98,062     510,465
    Homag Group AG                                           25,971     758,833
    Hornbach Baumarkt AG                                        739      30,928
    Indus Holding AG                                        109,925   5,159,009
#   Init Innovation In Traffic Systems AG                    12,130     370,783
#*  Intershop Communications AG                              62,598     150,483
    Isra Vision AG                                           15,060   1,118,196
    Jenoptik AG                                             223,167   3,725,138
#*  Joyou AG                                                 18,024     310,740
#   K+S AG                                                   46,883   1,642,785
*   Kampa AG                                                  7,101         217
*   Kloeckner & Co. SE                                      520,355   7,886,561
    Koenig & Bauer AG                                        25,243     420,994
    Kontron AG                                              247,150   1,725,484
#   Krones AG                                                72,618   6,952,162
    KSB AG                                                    3,584   2,399,546
#   KUKA AG                                                 130,343   6,682,510
#   KWS Saat AG                                              16,490   5,893,746
    Leifheit AG                                              12,500     673,204
#   Leoni AG                                                160,146  11,937,205

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                          SHARES    VALUE++
                                                          ------- -----------
GERMANY -- (Continued)
    LPKF Laser & Electronics AG                           108,387 $ 2,437,772
#*  Manz AG                                                11,146   1,001,200
#*  MasterFlex SE                                          19,347     177,876
*   Mediclin AG                                           119,554     712,448
*   Medigene AG                                            23,760     158,787
    MLP AG                                                216,957   1,475,708
#   Mobotix AG                                             13,963     275,147
*   Morphosys AG                                           30,968   2,656,251
#   MTU Aero Engines AG                                   153,372  14,460,904
#   Muehlbauer Holding AG & Co. KGaA                       14,905     391,784
#   MVV Energie AG                                        114,055   3,643,390
    Nemetschek AG                                          24,668   2,147,555
    Nexus AG                                               42,453     660,091
*   Nordex SE                                             279,193   4,470,075
    Norma Group SE                                        152,537   8,005,185
    OHB AG                                                 35,659   1,006,451
*   Osram Licht AG                                          2,228     116,969
    P&I Personal & Informatik AG                           17,863   1,620,393
#*  Paion AG                                               27,833     124,163
*   Patrizia Immobilien AG                                160,052   1,892,599
    Pfeiffer Vacuum Technology AG                          43,249   5,144,478
#   PNE Wind AG                                           276,366   1,063,626
    Progress-Werk Oberkirch AG                              7,828     620,217
#   PSI AG Gesellschaft Fuer Produkte und Systeme der
      Informationstechnologie                              28,155     510,413
#   Puma SE                                                 7,647   2,259,098
    PVA TePla AG                                           46,019     200,163
*   QIAGEN NV                                             209,665   4,602,918
    QSC AG                                                484,191   2,491,622
#   R Stahl AG                                             15,459     917,776
#   Rational AG                                             9,600   3,066,181
#   Rheinmetall AG                                        195,657  13,034,596
    Rhoen Klinikum AG                                     500,406  16,157,728
    RIB Software AG                                        85,906   1,341,301
    SAF-Holland SA                                        223,137   3,338,628
#   Salzgitter AG                                         192,504   8,176,765
    Schaltbau Holding AG                                   21,609   1,536,099
#   Sektkellerei Schloss Wachenheim AG                      7,479     135,545
*   SER Systems AG                                          9,400          --
#   SGL Carbon SE                                         229,387   7,638,911
    SHW AG                                                 12,018     721,262
#*  Singulus Technologies AG                              236,814     774,000
    Sinner AG                                               1,089      20,426
    Sixt SE                                                81,198   3,283,247
#   SKW Stahl-Metallurgie Holding AG                       28,224     423,277
#   SMA Solar Technology AG                                51,689   2,164,393
#   SMT Scharf AG                                          18,717     461,446
    Softing AG                                             12,107     243,836
#   Software AG                                           315,948  11,900,513
*   Solarworld AG                                           1,334      59,058
    Stada Arzneimittel AG                                 298,237  13,004,803
#   STRATEC Biomedical AG                                   2,388     109,373
*   Stroeer Media AG                                      114,489   1,972,673

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- ------------
GERMANY -- (Continued)
    Surteco SE                                                2,018 $     79,495
#*  Suss Microtec AG                                         92,598      899,844
    Symrise AG                                              155,836    7,872,306
#   Syzygy AG                                                30,656      252,047
#   TAG Immobilien AG                                       455,809    5,795,139
#   Takkt AG                                                126,507    2,566,114
    Technotrans AG                                           29,535      332,429
#   Telegate AG                                              23,076      179,652
#   Tipp24 SE                                                30,567    2,205,433
#*  Tom Tailor Holding AG                                    93,383    1,816,423
#   Tomorrow Focus AG                                       118,269      682,114
#   TUI AG                                                  682,562   11,365,456
    UMS United Medical Systems International AG               3,304       53,876
#   USU Software AG                                           3,377       55,504
*   VBH Holding AG                                            9,415       36,616
*   Vereinigte BioEnergie AG                                    796        2,171
    Vossloh AG                                               37,975    3,753,404
    VTG AG                                                   49,169    1,086,936
    Wacker Chemie AG                                         12,207    1,434,939
    Wacker Neuson SE                                         85,451    1,624,440
    Washtec AG                                                5,625       96,491
    Wincor Nixdorf AG                                       143,454    9,397,419
    Wirecard AG                                             112,653    4,745,724
    XING AG                                                  11,101    1,422,299
                                                                    ------------
TOTAL GERMANY                                                        518,070,164
                                                                    ------------
GREECE -- (0.0%)
*   Alfa Alfa Energy SA                                       3,810           --
*   Alysida SA                                                2,376           --
*   Atlantic Supermarkets SA                                 34,730           --
    Autohellas SA                                             2,456       34,755
*   Babis Vovos International Construction SA                21,073           --
*   Balafas SA                                               15,200           --
*   Bank of Cyprus PCL                                    4,342,301           --
*   Elektroniki Athinon SA                                    7,497          936
*   Etma Rayon SA                                            11,242           --
*   Euromedica SA                                            13,696        6,298
*   Informatics SA                                            3,778           --
*   Ipirotiki Software & Publications SA                     22,110           --
*   Lan-Net SA                                               12,688           --
*   Neorion Holdings SA                                      14,991          487
*   Promota Hellas SA                                         8,860           --
*   T Bank SA                                               228,007           --
*   Themeliodomi SA                                          37,422           --
    Thessaloniki Port Authority SA                            2,794       97,970
                                                                    ------------
TOTAL GREECE                                                             140,446
                                                                    ------------
IRELAND -- (1.7%)
    Aer Lingus Group P.L.C.                                 752,359    1,585,773
    C&C Group P.L.C.(B010DT8)                               399,607    2,377,218
    C&C Group P.L.C.(B011Y09)                             1,058,477    6,297,644
    Dragon Oil P.L.C.                                       953,523   10,145,138

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
IRELAND -- (Continued)
    FBD Holdings P.L.C.                                     125,728 $ 3,031,374
    Glanbia P.L.C.(0066950)                                 700,613  10,453,402
    Glanbia P.L.C.(4058629)                                  56,545     844,475
    IFG Group P.L.C.                                        271,865     645,901
*   Independent News & Media P.L.C.                         456,770      93,788
    Irish Continental Group P.L.C.(3333651)                  23,420     943,581
    Irish Continental Group P.L.C.(3339455)                  28,433   1,140,709
*   Kenmare Resources P.L.C.                              4,546,361     935,241
    Kingspan Group P.L.C.                                   564,338  10,635,091
    Paddy Power P.L.C.(4828974)                               6,799     524,589
    Paddy Power P.L.C.(0258810)                             175,221  13,563,627
    Smurfit Kappa Group P.L.C.                              511,812  11,401,989
                                                                    -----------
TOTAL IRELAND                                                        74,619,540
                                                                    -----------
ISRAEL -- (2.1%)
*   Africa Israel Investments, Ltd.                         455,369   1,000,072
*   Africa Israel Properties, Ltd.                           62,136   1,106,903
    Africa Israel Residences, Ltd.                              594       8,963
*   Airport City, Ltd.                                      160,481   1,640,236
*   AL-ROV Israel, Ltd.                                      17,858     754,991
    Albaad Massuot Yitzhak, Ltd.                                370       6,766
*   Allot Communications, Ltd.                               63,514     822,879
*   Alon Blue Square Israel, Ltd.                            76,012     285,107
*   Alrov Properties and Lodgings, Ltd.                      12,098     363,679
    Amot Investments, Ltd.                                  251,786     825,222
#*  AudioCodes, Ltd.                                        169,225     925,278
    Avgol Industries 1953, Ltd.                             420,938     459,560
#*  Azorim-Investment Development & Construction Co.,
      Ltd.                                                  380,820     375,196
#   Babylon, Ltd.                                           134,822     191,211
    Bayside Land Corp.                                        2,734     731,362
#   Big Shopping Centers 2004, Ltd.                           8,062     342,534
*   Bio-cell, Ltd.                                           15,003     106,858
#*  BioLine RX, Ltd.                                        596,298     121,380
    Blue Square Real Estate, Ltd.                             5,096     204,957
*   Brainsway, Ltd.                                          18,441     303,956
#   Cellcom Israel, Ltd.                                    246,360   3,123,387
*   Ceragon Networks, Ltd.                                   77,319     205,517
#*  Clal Biotechnology Industries, Ltd.                     174,162     512,054
    Clal Insurance Enterprises Holdings, Ltd.                88,615   1,732,012
*   Cohen Development & Industrial Buildings, Ltd.            1,348      46,742
*   Compugen, Ltd.                                          137,385   1,264,038
    Delek Automotive Systems, Ltd.                          145,079   1,468,044
#   Delta-Galil Industries, Ltd.                             47,407   1,452,996
    Direct Insurance Financial Investments, Ltd.             43,295     264,125
*   El Al Israel Airlines                                    77,144      16,408
    Elbit Systems, Ltd.                                      75,813   4,475,272
*   Electra Real Estate, Ltd.                                 6,881      21,234
    Electra, Ltd.                                             7,447   1,077,501
*   Elron Electronic Industries, Ltd.                        62,094     610,489
*   Equital, Ltd.                                             3,197      53,475
*   Evogene, Ltd.                                            61,494   1,081,499
#*  EZchip Semiconductor, Ltd.                              115,238   2,762,173

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
ISRAEL -- (Continued)
    First International Bank Of Israel, Ltd.                 98,118 $ 1,582,500
    FMS Enterprises Migun, Ltd.                              10,227     123,843
#   Formula Systems 1985, Ltd.                               36,549   1,107,075
#   Fox Wizel, Ltd.                                          14,609     402,043
    Frutarom Industries, Ltd.                               174,875   4,199,376
#*  Gilat Satellite Networks, Ltd.                          101,405     486,333
    Golf & Co., Ltd.                                         74,605     270,748
*   Hadera Paper, Ltd.                                       10,176     508,138
    Harel Insurance Investments & Financial Services,
      Ltd.                                                  474,019   2,705,819
#   Industrial Buildings Corp.                              347,656     728,403
*   Israel Discount Bank, Ltd. Class A                    2,805,708   5,016,459
    Israel Land Development Co., Ltd. (The)                  22,310     104,536
    Ituran Location and Control, Ltd.                        87,477   2,110,336
*   Jerusalem Oil Exploration                                39,888   1,718,209
#*  Kamada, Ltd.                                            123,192   1,789,385
    Kerur Holdings, Ltd.                                      2,133      43,482
    Maabarot Products, Ltd.                                  21,999     281,601
    Magic Software Enterprises, Ltd.                         78,574     632,942
    Matrix IT, Ltd.                                         182,457   1,124,203
    Maytronics, Ltd.                                          6,672      14,591
#*  Mazor Robotics, Ltd.                                    148,198   1,345,686
    Meitav DS Investments, Ltd.                              38,130     136,785
    Melisron, Ltd.                                           52,829   1,408,221
    Menorah Mivtachim Holdings, Ltd.                        120,564   1,448,242
    Migdal Insurance & Financial Holding, Ltd.            1,213,664   1,988,012
    Mivtach Shamir Holdings, Ltd.                            22,367     737,834
*   Naphtha Israel Petroleum Corp., Ltd.                    162,058   1,214,370
    Neto ME Holdings, Ltd.                                    5,411     302,186
*   Nitsba Holdings 1995, Ltd.                              129,055   1,979,940
*   Nova Measuring Instruments, Ltd.                         90,704     935,182
*   Oil Refineries, Ltd.                                  4,941,609   1,377,294
    Ormat Industries                                        293,852   2,190,293
    Osem Investments, Ltd.                                   66,533   1,580,045
#*  Partner Communications Co., Ltd.                        392,298   3,512,791
    Paz Oil Co., Ltd.                                        20,326   3,175,907
*   Perion Network, Ltd.                                     16,455     174,282
    Phoenix Holdings, Ltd. (The)                            245,951     913,898
    Plasson Industries, Ltd.                                 13,073     553,993
#   Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.     33,735   1,747,188
*   Sapiens International Corp. NV                           25,045     194,543
    Shikun & Binui, Ltd.                                    929,458   2,421,035
    Shufersal, Ltd.                                         381,641   1,426,208
*   Space Communication, Ltd.                                17,611     329,038
    Strauss Group, Ltd.                                     128,977   2,334,344
*   Summit Real Estate Holdings, Ltd.                         6,712      25,679
#*  Tower Semiconductor, Ltd.                               126,903     987,569
*   Union Bank of Israel                                    130,630     612,165
                                                                    -----------
TOTAL ISRAEL                                                         90,746,828
                                                                    -----------
ITALY -- (8.5%)
#   A2A SpA                                               4,407,721   5,393,736
    ACEA SpA                                                280,731   4,028,610

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- -----------
ITALY -- (Continued)
#*  Acotel Group SpA                                           3,478 $    98,819
    Aeroporto di Firenze SpA                                  17,390     322,600
    Aeroporto di Venezia Marco Polo SpA - SAVE                75,847   1,434,545
    Alerion Cleanpower SpA                                    92,062     474,078
    Amplifon SpA                                             350,657   2,289,926
    Ansaldo STS SpA                                          481,426   5,351,974
#*  Arnoldo Mondadori Editore SpA                            521,400     964,730
    Ascopiave SpA                                            194,134     622,609
    Astaldi SpA                                              258,925   2,805,946
    Atlantia SpA                                              99,543   2,593,000
*   Autogrill SpA                                            492,715   4,729,707
    Azimut Holding SpA                                       491,069  15,330,070
#*  Banca Carige SpA                                       3,160,296   2,336,084
#   Banca Finnat Euramerica SpA                              637,043     460,431
    Banca Generali SpA                                       218,305   6,871,643
    Banca IFIS SpA                                           102,347   2,209,932
#*  Banca Monte dei Paschi di Siena SpA                    8,733,630   2,918,961
*   Banca Popolare dell'Emilia Romagna SC                  1,449,109  16,703,718
#*  Banca Popolare dell'Etruria e del Lazio                  823,916     958,598
#*  Banca Popolare di Milano SCRL                         13,321,904  13,472,478
#   Banca Popolare di Sondrio SCRL                         1,200,453   8,621,453
    Banca Profilo SpA                                        964,900     569,965
    Banco di Desio e della Brianza SpA                       232,296   1,053,034
#*  Banco Popolare SC                                      1,398,450  28,900,941
*   BasicNet SpA                                             128,628     428,724
#*  Beghelli SpA                                             403,187     272,630
*   Biesse SpA                                                54,004     483,913
    Brembo SpA                                               162,145   5,992,728
#*  Brioschi Sviluppo Immobiliare SpA                        174,780      28,711
#   Brunello Cucinelli SpA                                    68,381   1,967,936
#   Buzzi Unicem SpA                                         320,417   5,684,298
    Cairo Communication SpA                                  113,404     984,564
*   Caltagirone Editore SpA                                    6,277      11,619
#*  Carraro SpA                                              113,633     492,926
    Cembre SpA                                                40,330     642,480
    Cementir Holding SpA                                     336,239   3,203,598
*   CIR-Compagnie Industriali Riunite SpA                  1,837,842   2,833,738
    Credito Bergamasco SpA                                   129,374   3,698,688
    Credito Emiliano SpA                                     376,390   3,858,438
#*  Credito Valtellinese SCRL                              2,045,457   4,883,246
#   d'Amico International Shipping SA                        491,250     448,104
    Danieli & C Officine Meccaniche SpA                       58,967   2,117,810
    Datalogic SpA                                             65,558     870,467
    Davide Campari-Milano SpA                                716,437   6,227,729
    De'Longhi SpA                                            275,556   5,989,236
*   DeA Capital SpA                                          241,155     448,570
*   Delclima                                                 238,104     507,913
#   DiaSorin SpA                                              92,848   3,831,082
    Ei Towers SpA                                             39,294   2,235,582
    El.En. SpA                                                 2,255      72,126
    Elica SpA                                                  4,665      12,623
    Engineering SpA                                           20,358   1,418,745

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
ITALY -- (Continued)
    ERG SpA                                                 242,145 $ 4,181,986
    Esprinet SpA                                            124,948   1,366,080
#*  Eurotech SpA                                            122,818     415,297
*   Falck Renewables SpA                                    518,528     989,722
*   Fiera Milano SpA                                          2,143      21,904
*   Finmeccanica SpA                                      1,838,316  17,012,572
    FNM SpA                                                 344,562     315,186
    Gas Plus SpA                                             14,596      97,137
#   Geox SpA                                                343,770   1,496,125
*   Gruppo Editoriale L'Espresso SpA                        670,242   1,547,535
    Gruppo MutuiOnline SpA                                   51,809     374,093
    Gtech Spa                                               208,797   6,128,639
    Hera SpA                                              2,996,036   8,828,874
*   IMMSI SpA                                               743,533     793,781
    Indesit Co. SpA                                         185,473   2,648,690
    Industria Macchine Automatiche SpA                       58,626   2,882,955
*   Intek Group SpA                                       1,654,192   1,071,066
    Interpump Group SpA                                     317,190   4,497,087
    Iren SpA                                              2,070,565   3,518,365
    Italcementi SpA                                         308,441   3,747,281
*   Italmobiliare SpA                                        46,873   2,131,092
*   Juventus Football Club SpA                            1,587,772     542,473
    La Doria SpA                                             16,790     143,162
*   Landi Renzo SpA                                         203,171     388,134
#*  Maire Tecnimont SpA                                     460,257   1,678,841
    MARR SpA                                                157,876   3,057,696
*   Mediaset SpA                                          2,027,009  11,217,809
    Nice SpA                                                 41,141     182,221
#   Piaggio & C SpA                                         736,724   3,048,174
*   Pininfarina SpA                                          32,677     193,129
*   Poltrona Frau SpA                                       238,473     978,935
#*  Prelios SpA                                             686,861     609,232
*   Prima Industrie SpA                                       5,062      98,099
    Prysmian SpA                                            364,872   9,502,985
#*  RCS MediaGroup SpA                                      181,313     416,838
#   Recordati SpA                                           408,182   7,145,299
#*  Reno de Medici SpA                                      230,093      99,086
    Reply SpA                                                18,077   1,633,468
#*  Retelit SpA                                             410,894     398,518
*   Richard-Ginori 1735 SpA                                   8,489          --
    Sabaf SpA                                                24,109     516,913
    SAES Getters SpA                                         30,068     347,668
*   Safilo Group SpA                                        149,871   3,422,587
#   Salini Impregilo SpA                                     98,452     628,929
#*  Saras SpA                                               946,607   1,642,405
    Servizi Italia SpA                                       34,833     257,813
#*  Snai SpA                                                117,457     358,900
    Societa Cattolica di Assicurazioni SCRL                 197,763   4,891,244
    Societa Iniziative Autostradali e Servizi SpA           244,650   2,909,260
#   Societa per la Bonifica dei Terreni Ferraresi e
      Imprese Agricole SpA                                   10,867     447,504
*   Sogefi SpA                                              220,168   1,399,312
    SOL SpA                                                 166,511   1,394,596

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- ------------
ITALY -- (Continued)
*   Sorin SpA                                             1,208,532 $  3,688,888
    Tamburi Investment Partners SpA                          37,478      141,191
#*  Telecom Italia Media SpA                                189,370       34,588
*   Tiscali SpA                                           3,467,783      355,011
    Tod's SpA                                                23,353    3,272,507
    Trevi Finanziaria Industriale SpA                       154,707    1,784,235
    TXT e-solutions SpA                                      15,342      205,197
*   Uni Land SpA                                             51,835           --
    Unione di Banche Italiane SCPA                          937,261    8,946,617
    Unipol Gruppo Finanziario SpA                           970,174    7,027,857
*   UnipolSai SpA                                         2,661,624    9,793,604
    Vianini Lavori SpA                                      175,180    1,506,465
    Vittoria Assicurazioni SpA                              121,346    1,782,749
*   World Duty Free SpA                                     492,715    6,619,330
*   Yoox SpA                                                183,930    6,604,876
    Zignago Vetro SpA                                       132,100    1,087,606
                                                                    ------------
TOTAL ITALY                                                          367,633,230
                                                                    ------------
NETHERLANDS -- (5.0%)
    Aalberts Industries NV                                  480,720   16,013,637
#   Accell Group                                            104,121    2,069,265
*   AFC Ajax NV                                              18,134      231,468
#*  AMG Advanced Metallurgical Group NV                     160,659    1,616,041
#   Amsterdam Commodities NV                                 81,787    2,032,719
*   APERAM                                                  262,538    6,830,866
#   Arcadis NV                                              301,048   10,699,875
    ASM International NV                                    238,444   10,435,116
*   Atag Group NV                                             4,630           --
#*  Ballast Nedam NV                                          8,076      103,764
#   BE Semiconductor Industries NV                          164,367    2,804,798
    Beter Bed Holding NV                                     92,587    2,188,112
    BinckBank NV                                            319,629    3,611,468
    Brunel International NV                                  53,003    3,590,501
    Corbion NV                                              197,494    4,580,409
    Delta Lloyd NV                                          982,406   25,854,916
    DOCdata NV                                               22,463      547,520
    Exact Holding NV                                         73,229    2,582,622
    Fugro NV                                                187,058   12,395,329
*   Galapagos NV                                            124,368    2,691,653
#*  Grontmij                                                313,343    1,676,614
#   Heijmans NV                                             107,655    1,931,322
    Hunter Douglas NV                                         8,819      442,927
    KAS Bank NV                                              70,897    1,047,445
    Kendrion NV                                              47,347    1,612,703
#   Koninklijke BAM Groep NV                              1,376,686    7,464,699
    Koninklijke Ten Cate NV                                 147,968    4,408,559
    Koninklijke Wessanen NV                                 423,423    2,501,610
#*  Macintosh Retail Group NV                                53,398      580,338
    Nederland Apparatenfabriek                               28,810    1,280,716
    Nutreco NV                                              359,256   16,724,497
#*  Ordina NV                                               414,015    1,196,928
*   PostNL NV                                             2,402,055   10,557,793

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- ------------
NETHERLANDS -- (Continued)
#*  Royal Imtech NV                                         841,253 $  1,640,141
*   SBM Offshore NV                                         962,257   17,613,428
    Sligro Food Group NV                                    105,780    4,427,272
#*  SNS Reaal NV                                            705,718           --
    Telegraaf Media Groep NV                                175,800    1,651,363
    TKH Group NV                                            184,381    6,425,866
    TNT Express NV                                        1,068,379    9,627,741
#*  TomTom NV                                               562,433    3,987,996
    USG People NV                                           389,997    6,747,523
*   Van Lanschot NV                                           4,807      125,595
                                                                    ------------
TOTAL NETHERLANDS                                                    214,553,155
                                                                    ------------
NORWAY -- (2.7%)
#   ABG Sundal Collier Holding ASA                        1,233,421    1,144,832
#   AF Gruppen ASA                                            2,718       35,089
#*  Agasti Holding ASA                                      154,905       34,648
#   Aker ASA Class A                                          1,221       41,372
#*  American Shipping ASA                                   164,255    1,237,022
*   Archer, Ltd.                                          1,090,830    1,487,872
    Arendals Fossekompani A.S.                                   90       24,679
#   Atea ASA                                                312,408    3,590,857
    Austevoll Seafood ASA                                   364,953    2,364,041
    Bakkafrost P/F                                          143,413    2,245,826
#*  Bionor Pharma ASA                                       529,166      176,516
*   Biotec Pharmacon ASA                                      9,412       27,734
    Bonheur ASA                                              68,100    1,324,099
    BW Offshore, Ltd.                                     1,547,023    2,023,145
*   BWG Homes ASA                                           346,255      682,070
#   Cermaq ASA                                              285,677    3,376,660
*   Deep Sea Supply P.L.C.                                  373,810      557,634
#*  Det Norske Oljeselskap ASA                              234,729    2,566,921
*   DNO International ASA                                 3,792,519   13,171,371
*   DOF ASA                                                 203,869      937,728
*   Dolphin Group A.S.                                      843,650      822,587
    Ekornes ASA                                             112,551    1,780,899
#*  Electromagnetic GeoServices A.S.                        680,932      815,322
#   Eltek ASA                                             1,292,456    1,773,477
    Evry ASA                                                267,383      462,060
    Farstad Shipping ASA                                     65,666    1,352,685
    Fred Olsen Energy ASA                                    17,797      567,705
#*  Frontline, Ltd.                                         271,149      884,938
    Ganger Rolf ASA                                          58,809    1,098,447
#   Golden Ocean Group, Ltd.                              1,351,910    2,397,468
*   Grieg Seafood ASA                                       154,146      628,694
*   Havila Shipping ASA                                      22,400      130,090
#   Hexagon Composites ASA                                  219,760    1,364,263
*   Hoegh LNG Holdings, Ltd.                                151,182    1,476,588
*   Hurtigruten ASA                                         915,208      676,718
#*  InterOil Exploration and Production ASA                 894,130      156,763
*   Kongsberg Automotive Holding ASA                      1,953,294    1,963,656
    Kvaerner ASA                                            807,447    1,617,372
    Leroy Seafood Group ASA                                  83,018    2,940,335

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- ------------
NORWAY -- (Continued)
#*  Nordic Semiconductor ASA                                 580,280 $  3,255,637
*   Norske Skogindustrier ASA                                660,997      501,142
    Northern Offshore, Ltd.                                  350,656      540,253
#*  Norwegian Air Shuttle A.S.                               130,053    5,177,617
*   Norwegian Energy Co. ASA                                 264,650        7,573
#*  Odfjell SE Class A                                       138,810      693,879
    Olav Thon Eiendomsselskap ASA                             12,852    2,374,412
    Opera Software ASA                                       372,883    4,819,888
*   Panoro Energy ASA                                      1,045,821      584,656
#   Petroleum Geo-Services ASA                                30,641      369,950
*   PhotoCure ASA                                             52,582      222,601
    Prosafe SE                                               795,270    7,009,472
*   Q-Free ASA                                               143,444      355,783
#*  REC Silicon ASA                                        8,331,075    4,659,935
*   REC Solar ASA                                            138,239    2,087,727
*   Salmar ASA                                                92,697    1,341,822
*   Sevan Drilling A.S.                                    1,103,557      584,147
*   Sevan Marine ASA                                         129,032      516,849
*   Siem Offshore, Inc.                                      606,183      917,519
    Solstad Offshore ASA                                      64,644    1,190,096
*   Songa Offshore                                           845,806      347,836
    SpareBank 1 SMN                                          145,274    1,290,156
#   SpareBank 1 SR Bank ASA                                  153,761    1,491,341
    Stolt-Nielsen, Ltd.                                       76,704    2,073,877
*   Storebrand ASA                                           319,415    1,792,992
#   Tomra Systems ASA                                        669,803    6,232,418
    TTS Group ASA                                            180,762      197,852
#   Veidekke ASA                                             336,593    3,611,169
#   Wilh Wilhelmsen ASA                                      138,972    1,345,139
#   Wilh Wilhelmsen Holding ASA Class A                       65,996    2,093,851
                                                                     ------------
TOTAL NORWAY                                                          117,647,772
                                                                     ------------
PORTUGAL -- (1.7%)
    Altri SGPS SA                                            597,102    2,029,165
#*  Banco BPI SA                                           2,123,556    5,450,638
#*  Banco Comercial Portugues SA                          44,641,579   13,566,339
*   Banco Espirito Santo SA                                4,777,921    8,469,023
#   Corticeira Amorim SGPS SA                                207,426      887,306
*   EDP Renovaveis SA                                        366,811    2,515,457
    Ibersol SGPS SA                                           20,401      245,491
#*  Impresa SGPS SA                                          187,798      473,065
    Mota-Engil SGPS SA                                       363,210    2,780,414
    Novabase SGPS SA                                          65,729      362,010
    Portucel SA                                              895,166    4,244,491
#   Portugal Telecom SGPS SA                               1,886,010    7,835,754
#   REN - Redes Energeticas Nacionais SGPS SA                914,989    3,441,173
    Semapa-Sociedade de Investimento e Gestao                315,847    4,734,761
    Sonae                                                  4,329,208    8,144,340
#*  Sonae Capital SGPS SA                                     57,619       37,252
*   Sonae Industria SGPS SA                                  443,755      376,394
*   Sumol + Compal SA                                         67,967      107,846
    Teixeira Duarte SA                                       734,737    1,130,336

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
PORTUGAL -- (Continued)
    ZON Optimus SGPS SA                                   1,060,020 $ 7,668,580
                                                                    -----------
TOTAL PORTUGAL                                                       74,499,835
                                                                    -----------
SPAIN -- (5.1%)
*   Abengoa SA(BLM7FQ6)                                       5,120      28,498
*   Abengoa SA(BLM7FS8)                                      28,146     125,385
    Abengoa SA(7174823)                                     199,714   1,111,186
#   Abengoa SA Class B                                      930,983   4,144,967
#   Acciona SA                                              104,622   8,510,559
#   Acerinox SA                                             460,110   8,045,805
    Adveo Group International SA                             53,002   1,261,774
#   Almirall SA                                             253,294   4,242,380
*   Atresmedia Corp de Medios de Comunicaion SA             312,481   4,496,312
*   Azkoyen SA                                               64,022     227,446
    Bankinter SA                                          1,451,934  11,116,681
*   Baron de Ley                                             13,910   1,463,459
#   Bolsas y Mercados Espanoles SA                          342,685  14,929,199
#*  Caja de Ahorros del Mediterraneo                        116,412          --
*   Campofrio Food Group SA                                 107,600   1,029,798
#*  Cementos Portland Valderrivas SA                         53,170     544,010
    Cie Automotive SA                                       141,536   1,802,541
    Construcciones y Auxiliar de Ferrocarriles SA             7,909   3,788,254
*   Deoleo SA                                             2,677,780   1,468,397
    Dinamia Capital Privado Sociedad de Capital Riesgo SA    20,438     224,415
#   Duro Felguera SA                                        251,747   1,717,630
    Ebro Foods SA                                           378,733   8,726,924
#   Elecnor SA                                              198,254   2,849,760
    Ence Energia y Celulosa SA                              962,189   2,834,007
#*  Ercros SA                                               483,625     322,668
    Faes Farma SA                                         1,245,416   3,858,960
    Fluidra SA                                              160,834     730,906
#*  Fomento de Construcciones y Contratas SA                217,082   4,788,594
*   Gamesa Corp. Tecnologica SA                           1,113,758  11,070,558
#   Grupo Catalana Occidente SA                             201,217   7,873,230
#*  Grupo Ezentis SA                                        498,747     816,966
    Iberpapel Gestion SA                                     26,401     518,884
#   Indra Sistemas SA                                       488,878   9,182,116
#*  Inmobiliaria Colonial SA                                108,920     101,423
*   Inmobiliaria del Sur SA                                   2,902      39,997
*   Jazztel P.L.C.                                        1,044,478  16,041,093
    Laboratorios Farmaceuticos Rovi SA                       70,934     972,003
#*  Mediaset Espana Comunicacion SA                         794,399   8,815,048
#   Melia Hotels International SA                           232,123   2,936,365
    Miquel y Costas & Miquel SA                              37,628   1,568,886
#*  Natra SA                                                160,272     422,598
*   NH Hoteles SA                                           542,107   3,463,441
#   Obrascon Huarte Lain SA                                 193,959   8,992,138
    Papeles y Cartones de Europa SA                         232,611   1,286,891
*   Pescanova SA                                             68,547          --
    Prim SA                                                  39,424     329,011
#*  Promotora de Informaciones SA Class A                 2,186,328   1,221,045
    Prosegur Cia de Seguridad SA                            875,740   5,863,936

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- ------------
SPAIN -- (Continued)
#*  Quabit Inmobiliaria SA                                1,005,493 $    178,747
*   Realia Business SA                                      408,451      755,119
#*  Sacyr SA                                              1,283,635    8,454,534
*   Sociedad Nacional de Industrias Apicaciones Celulosa
      Espanola SA                                            75,494        7,751
#*  Solaria Energia y Medio Ambiente SA                     185,092      319,540
#   Tecnicas Reunidas SA                                    140,774    8,479,343
*   Telecomunicaciones y Energia                            146,125      350,845
#   Tubacex SA                                              520,966    2,554,855
    Tubos Reunidos SA                                       495,225    1,534,314
    Vidrala SA                                               77,869    4,121,587
#   Viscofan SA                                             213,526   11,126,944
*   Vocento SA                                              219,517      707,204
*   Zeltia SA                                               888,495    3,351,856
                                                                    ------------
TOTAL SPAIN                                                          217,848,783
                                                                    ------------
SWEDEN -- (8.8%)
    AarhusKarlshamn AB                                      115,202    7,714,298
    Acando AB                                               282,290      652,645
    AddNode Group AB                                         22,737      155,494
    AddTech AB Class B                                      263,102    4,033,427
    AF AB Class B                                           138,545    5,031,485
#*  Arise AB                                                 36,861      148,513
    Atrium Ljungberg AB Class B                              31,990      507,252
#   Avanza Bank Holding AB                                   69,072    2,593,155
    Axfood AB                                                94,702    5,046,425
#   Axis Communications AB                                  192,280    5,733,472
    B&B Tools AB Class B                                    107,878    1,979,545
#*  BE Group AB                                             215,340      419,493
#   Beijer AB G&L Class B                                    64,437    1,310,725
    Beijer Alma AB                                           91,817    2,596,751
    Beijer Electronics AB                                    55,826      544,625
    Betsson AB                                              152,884    5,589,159
    Bilia AB Class A                                        113,425    3,766,093
    BillerudKorsnas AB                                      689,767   10,080,472
    BioGaia AB Class B                                       61,692    1,853,906
#   Biotage AB                                              189,388      339,291
#   Bjoern Borg AB(BLP5VH0)                                  86,437      334,810
#*  Bjoern Borg AB(B8ZRVS6)                                  86,437       19,807
#   Bure Equity AB                                          326,825    1,443,368
    Byggmax Group AB                                        157,202    1,317,087
    Castellum AB                                            752,681   12,835,253
    Catena AB                                                55,547      918,341
#   Cavotec SA                                               16,457       78,353
#*  CDON Group AB                                            43,314      177,112
#   Clas Ohlson AB Class B                                  180,273    3,998,447
*   Cloetta AB Class B                                      324,318    1,071,352
#   Concentric AB                                           202,603    2,866,535
*   Concordia Maritime AB Class B                            78,854      161,825
#   Connecta AB                                              40,724      241,073
    Corem Property Group AB Class B                           2,226        8,555
*   CyberCom Group AB                                       385,158      160,133
#   Dios Fastigheter AB                                     171,208    1,390,729

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
SWEDEN -- (Continued)
    Doro AB                                                  94,731 $   619,372
    Duni AB                                                 174,631   2,917,018
#*  East Capital Explorer AB                                 47,726     383,300
#   Enea AB                                                  63,008     607,448
*   Eniro AB                                                447,545   3,581,024
    Fabege AB                                               590,552   8,296,014
#   Fagerhult AB                                             18,323     908,890
*   Fastighets AB Balder                                    279,717   3,588,537
    Fenix Outdoor AB                                          7,406     420,013
#   FinnvedenBulten AB                                       53,182     616,566
    Gunnebo AB                                              206,334   1,177,618
#   Haldex AB                                               226,180   2,901,231
    Heba Fastighets AB Class B                               43,722     573,101
    Hexpol AB                                               115,947  10,985,833
#   HIQ International AB(BLNMLM8)                           260,002   1,579,591
#*  HIQ International AB(B97F1H4)                           260,002     103,566
    HMS Networks AB                                           7,040     154,715
    Holmen AB Class B                                       273,916   9,681,018
    Hufvudstaden AB Class A                                 189,483   2,777,939
    Husqvarna AB Class A                                     37,223     308,081
    Husqvarna AB Class B                                  1,703,432  14,222,953
    ICA Gruppen AB                                           24,928     838,482
    Industrial & Financial Systems Class B                   89,522   2,568,061
#   Indutrade AB                                             66,548   2,895,946
#   Intrum Justitia AB                                      348,185  10,094,356
#   JM AB                                                   372,482  12,656,896
*   KappAhl AB                                              277,470   1,702,690
#*  Karolinska Development AB Class B                        90,079     344,538
    Klovern AB                                              387,861   2,132,976
#   KNOW IT AB                                               75,523     801,728
#   Kungsleden AB                                           697,243   5,695,104
    Lagercrantz AB Class B                                   79,921   1,609,750
*   Lindab International AB                                 330,563   4,121,076
    Loomis AB Class B                                       318,925   8,699,409
    Meda AB Class A                                         976,572  17,553,824
#*  Medivir AB Class B                                      157,903   2,802,956
#   Mekonomen AB                                             96,226   2,582,063
*   Micronic Mydata AB                                      390,070   1,108,844
#   Modern Times Group AB Class B                           248,542  11,089,250
    MQ Holding AB                                            90,336     373,417
    NCC AB Class A                                           24,456     870,708
    NCC AB Class B                                          373,389  13,081,870
    Nederman Holding AB                                       3,680      94,917
*   Net Entertainment AB                                    151,050      69,692
*   Net Entertainment AB B Shares                           151,050   3,635,589
*   Net Insight AB Class B                                1,189,130     329,259
    New Wave Group AB Class B                               205,564   1,398,181
#   Nibe Industrier AB Class B                              362,119  10,167,670
    Nobia AB                                                666,139   6,063,692
#   Nolato AB Class B                                       105,172   2,401,470
#   Nordnet AB Class B                                      401,993   1,978,463
#   OEM International AB Class B                             45,688     831,440

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- ------------
SWEDEN -- (Continued)
*   Orexo AB                                                 10,057 $    163,282
#   Oriflame Cosmetics SA                                   117,418    3,006,723
#*  PA Resources AB                                          35,211       36,930
    Peab AB                                                 752,981    5,830,174
#*  Pricer AB Class B                                       452,718      409,821
    Proact IT Group AB                                       41,297      555,604
    Proffice AB Class B                                     262,115      955,626
#   Ratos AB Class B                                        880,217    8,979,592
#   ReadSoft AB Class B                                      87,941      236,780
#*  Rezidor Hotel Group AB                                  355,824    2,205,111
#*  rnb Retail and Brands AB                                 48,828       98,515
    Saab AB Class B                                         256,897    7,893,915
    Sagax AB Class B                                         48,648      232,457
#*  SAS AB                                                  643,871    1,384,654
    Sectra AB                                                34,851      417,254
    Securitas AB Class B                                    938,366   11,343,567
#   Semcon AB                                                85,074      918,822
    SkiStar AB                                              104,766    1,383,160
#*  SSAB AB Class A                                         834,811    7,288,566
#*  SSAB AB Class B                                         352,706    2,668,362
#   Sweco AB Class B                                        184,680    2,881,558
*   Swedish Orphan Biovitrum AB                             612,905    6,739,764
    Swedol AB Class B                                        37,176      125,728
    Systemair AB                                             29,872      486,808
*   TradeDoubler AB                                         202,211      451,200
*   Transcom WorldWide SA                                 1,397,448      310,355
#   Transmode AB                                             76,041    1,014,865
#   Trelleborg AB Class B                                   296,189    6,337,414
#   Tribona AB                                               65,020      370,425
    Unibet Group P.L.C.                                     135,490    7,298,906
    Uniflex AB                                               12,408       54,714
    VBG Group AB Class B                                        137        3,176
    Vitrolife AB                                             60,303    1,062,154
#   Wallenstam AB Class B                                   399,066    6,550,609
#   Wihlborgs Fastigheter AB                                289,738    5,586,141
                                                                    ------------
TOTAL SWEDEN                                                         379,399,883
                                                                    ------------
SWITZERLAND -- (10.4%)
*   Advanced Digital Broadcast Holdings SA                    2,179       34,411
    AFG Arbonia-Forster Holding AG                           79,104    2,637,037
    Allreal Holding AG                                       52,059    7,341,380
    Alpiq Holding AG                                          4,430      543,624
    ALSO Holding AG                                          16,195      925,308
    ams AG                                                   39,077    5,891,736
    APG SGA SA                                                7,504    2,579,556
    Ascom Holding AG                                        183,217    3,408,419
    Autoneum Holding AG                                      16,853    3,575,378
#   Bachem Holding AG Class B                                24,136    1,362,868
    Bank Coop AG                                             31,671    1,548,775
    Banque Cantonale de Geneve                                4,098    1,046,923
    Banque Cantonale du Jura                                  4,442      330,482
    Banque Cantonale Vaudoise                                 4,529    2,688,354

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                          SHARES    VALUE++
                                                          ------- -----------
SWITZERLAND -- (Continued)
    Banque Privee Edmond de Rothschild SA                     157 $ 2,892,823
*   Basilea Pharmaceutica                                   1,346     141,031
#   Basler Kantonalbank                                     4,757     411,214
#   Belimo Holding AG                                       1,903   5,360,043
    Bell AG                                                   363     997,789
#   Bellevue Group AG                                      28,459     432,238
#   Berner Kantonalbank AG                                 23,232   5,699,568
    BKW AG                                                 39,384   1,446,878
*   Bobst Group SA                                         45,114   2,296,256
    Bossard Holding AG Class A                             30,406   4,188,280
    Bucher Industries AG                                   33,342  10,860,337
    Burckhardt Compression Holding AG                       9,520   4,934,385
    Burkhalter Holding AG                                  16,013   1,510,845
    Calida Holding AG                                      16,387     688,923
    Carlo Gavazzi Holding AG                                1,334     347,075
    Cham Paper Holding AG                                   1,836     516,616
*   Charles Voegele Holding AG                             43,316     713,180
    Cicor Technologies                                      5,893     239,462
    Cie Financiere Tradition SA                             9,139     497,506
    Clariant AG                                           425,521   8,391,234
    Coltene Holding AG                                     16,093   1,038,778
    Conzzeta AG                                             1,345   5,321,576
    Cosmo Pharmaceuticals SpA                               1,287     174,156
    Daetwyler Holding AG                                   29,754   4,704,546
#   DKSH Holding AG                                        11,453     945,163
*   Dufry AG                                               89,373  14,790,930
#   EFG International AG                                  242,627   3,074,337
*   Elma Electronic AG                                        267     121,660
    Emmi AG                                                13,244   4,859,560
#   Energiedienst Holding AG                               71,249   2,581,793
*   Evolva Holding SA                                     154,124     233,418
    Flughafen Zuerich AG                                   18,960  11,961,509
    Forbo Holding AG                                        6,983   7,228,097
#   Galenica AG                                            16,866  17,174,300
    GAM Holding AG                                        806,220  14,683,775
    Gategroup Holding AG                                  118,415   3,689,679
    Georg Fischer AG                                       18,366  14,569,839
    Gurit Holding AG                                        1,837     959,779
    Helvetia Holding AG                                    27,336  13,625,582
    Huber & Suhner AG                                      50,241   2,763,643
    Implenia AG                                            65,242   4,783,990
    Inficon Holding AG                                      8,083   2,895,046
    Interroll Holding AG                                    2,559   1,592,170
    Intershop Holdings AG                                   5,592   2,161,400
#   Jungfraubahn Holding AG                                 3,095     255,347
    Kaba Holding AG Class B                                12,166   5,860,478
    Kardex AG                                              30,563   1,565,636
    Komax Holding AG                                       15,293   2,367,146
    Kudelski SA                                           201,663   3,477,902
    Kuoni Reisen Holding AG                                15,477   6,834,839
    LEM Holding SA                                          3,667   3,029,031
    Liechtensteinische Landesbank AG                       19,985     989,296

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
SWITZERLAND -- (Continued)
*   LifeWatch AG                                             27,517 $   333,120
#   Logitech International SA                               693,935   9,411,623
    Lonza Group AG                                          255,221  26,711,567
#   Luzerner Kantonalbank AG                                 17,399   7,160,077
    MCH Group AG                                              1,404     101,408
    Metall Zug AG                                               701   2,113,864
#*  Meyer Burger Technology AG                              408,473   5,050,197
    Micronas Semiconductor Holding AG                       155,041   1,380,251
*   Mobilezone Holding AG                                   142,129   1,617,714
    Mobimo Holding AG                                        27,212   5,848,565
    Nobel Biocare Holding AG                                535,961   7,476,176
    OC Oerlikon Corp. AG                                    858,856  13,681,316
*   Orascom Development Holding AG                           48,908     761,815
#*  Orell Fuessli Holding AG                                  5,198     601,355
    Orior AG                                                 22,240   1,437,090
    Panalpina Welttransport Holding AG                       40,168   6,307,786
*   Parco Industriale e Immobiliare SA                          600          --
    Phoenix Mecano AG                                         3,100   1,994,690
    PSP Swiss Property AG                                   148,327  14,256,468
    PubliGroupe AG                                            8,975   1,798,070
    Rieter Holding AG                                        16,400   3,708,389
    Romande Energie Holding SA                                2,714   3,544,209
    Schaffner Holding AG                                      2,624     769,953
*   Schmolz + Bickenbach AG                               2,540,584   3,645,012
    Schweiter Technologies AG                                 4,466   3,375,901
    Schweizerische National-Versicherungs-Gesellschaft AG    59,799   4,144,122
    Siegfried Holding AG                                     16,598   3,110,309
    St Galler Kantonalbank AG                                10,381   4,458,801
    Straumann Holding AG                                     18,524   4,110,675
    Sulzer AG                                                11,622   1,793,301
    Swiss Life Holding AG                                    36,281   8,938,754
#*  Swisslog Holding AG                                   1,022,294   1,175,259
    Swissquote Group Holding SA                              47,450   1,870,432
    Tamedia AG                                               14,891   1,962,289
    Tecan Group AG                                           23,852   2,983,076
    Temenos Group AG                                        275,630   9,882,720
#*  Tornos Holding AG                                        38,028     270,136
    U-Blox AG                                                27,034   3,309,804
    Valartis Group AG                                           936      22,860
    Valiant Holding AG                                       64,441   7,134,791
    Valora Holding AG                                        14,281   4,038,189
    Vaudoise Assurances Holding SA Class B                    4,108   1,876,934
    Verwaltungs- und Privat-Bank AG                          17,235   1,718,309
    Vetropack Holding AG                                        877   1,689,445
#*  Von Roll Holding AG                                     258,978     503,268
#   Vontobel Holding AG                                     121,104   4,746,703
    Walliser Kantonalbank                                     1,440   1,220,846
*   Walter Meier AG                                          23,690   1,279,742
*   WM Technologie, Ltd.                                     23,690     565,265
#   Ypsomed Holding AG                                        3,079     329,300
#   Zehnder Group AG                                         45,677   1,991,868
*   Zueblin Immobilien Holding AG                           261,040     510,016

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


                                                            SHARES       VALUE++
                                                           ---------- --------------
SWITZERLAND -- (Continued)
     Zug Estates Holding AG                                       505 $      679,743
     Zuger Kantonalbank AG                                        627      3,391,406
                                                                      --------------
TOTAL SWITZERLAND                                                        449,589,314
                                                                      --------------
UNITED KINGDOM -- (0.0%)
     Grafton Group P.L.C.                                      38,479        378,477
                                                                      --------------
TOTAL COMMON STOCKS                                                    3,600,904,178
                                                                      --------------
RIGHTS/WARRANTS -- (0.1%)
AUSTRIA -- (0.0%)
*    Intercell AG                                             254,689             --
                                                                      --------------
FRANCE -- (0.1%)
*    Peugeot SA Warrants 04/29/17                           1,076,690      2,059,874
                                                                      --------------
ISRAEL -- (0.0%)
*    Africa Israel Investments, Ltd. Rights 05/01/14           12,649         10,893
                                                                      --------------
ITALY -- (0.0%)
#*   Seat Pagine Gialle SpA Warrants 08/31/14               2,988,837             --
                                                                      --------------
PORTUGAL -- (0.0%)
*    Mota-Engil SGPS SA Rights 12/31/49                       363,210        286,655
                                                                      --------------
SPAIN -- (0.0%)
#*   Inmobiliaria Colonial SA                                 108,920        471,463
                                                                      --------------
SWEDEN -- (0.0%)
#*   East Capital Explorer Rights 06/04/14                     47,726         11,193
*    Rezidor Hotel Group Rights 05/21/14                      355,824        165,083
*    Tribona Rights 05/22/14                                   65,020         17,250
                                                                      --------------
TOTAL SWEDEN                                                                 193,526
                                                                      --------------
TOTAL RIGHTS/WARRANTS                                                      3,022,411
                                                                      --------------

                                                            SHARES/
                                                             FACE
                                                            AMOUNT
                                                             (000)       VALUE+
                                                           ---------- --------------
SECURITIES LENDING COLLATERAL -- (16.5%)
(S)@ DFA Short Term Investment Fund                        61,420,624    710,636,625
                                                                      --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $3,155,257,765)                   $4,314,563,214
                                                                      ==============

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                               -------------------------------------------------
                                 LEVEL 1      LEVEL 2     LEVEL 3     TOTAL
                               ----------- -------------- ------- --------------
Common Stocks
   Austria                     $    14,102 $   91,169,046   --    $   91,183,148
   Belgium                              --    116,692,557   --       116,692,557
   Denmark                              --    175,972,877   --       175,972,877
   Finland                              --    246,569,189   --       246,569,189
   France                               --    465,358,980   --       465,358,980
   Germany                       9,143,389    508,926,775   --       518,070,164
   Greece                               --        140,446   --           140,446
   Ireland                          93,788     74,525,752   --        74,619,540
   Israel                               --     90,746,828   --        90,746,828
   Italy                                --    367,633,230   --       367,633,230
   Netherlands                   2,691,653    211,861,502   --       214,553,155
   Norway                               --    117,647,772   --       117,647,772
   Portugal                             --     74,499,835   --        74,499,835
   Spain                           153,883    217,694,900   --       217,848,783
   Sweden                        3,828,654    375,571,229   --       379,399,883
   Switzerland                          --    449,589,314   --       449,589,314
   United Kingdom                       --        378,477   --           378,477
Rights/Warrants
   Austria                              --             --   --                --
   France                               --      2,059,874   --         2,059,874
   Israel                               --         10,893   --            10,893
   Italy                                --             --   --                --
   Portugal                             --        286,655   --           286,655
   Spain                                --        471,463   --           471,463
   Sweden                               --        193,526   --           193,526
Securities Lending Collateral           --    710,636,625   --       710,636,625
                               ----------- --------------   --    --------------
TOTAL                          $15,925,469 $4,298,637,745   --    $4,314,563,214
                               =========== ==============   ==    ==============

                          THE EMERGING MARKETS SERIES
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                           SHARES     VALUE++
                                                          --------- -----------
COMMON STOCKS -- (88.9%)
BRAZIL -- (6.7%)
    AES Tiete SA                                             76,085 $   498,185
    ALL - America Latina Logistica SA                       508,831   2,015,014
    AMBEV SA                                                855,320   6,252,592
    AMBEV SA ADR                                          4,150,723  30,092,742
    Banco Bradesco SA                                       671,682  10,317,349
    Banco do Brasil SA                                      658,292   6,911,365
    Banco Santander Brasil SA                               431,700   2,884,776
    Banco Santander Brasil SA ADR                           726,366   4,830,334
    BM&FBovespa SA                                        2,441,108  12,480,606
    BR Malls Participacoes SA                               552,323   4,753,483
    Braskem SA Sponsored ADR                                153,394   2,086,158
    BRF SA                                                   97,000   2,196,883
    BRF SA ADR                                              539,479  12,192,225
    CCR SA                                                1,069,768   8,371,993
    Centrais Eletricas Brasileiras SA                       246,900     861,479
#   Centrais Eletricas Brasileiras SA ADR                    86,923     483,292
#   Centrais Eletricas Brasileiras SA Sponsored ADR         100,200     347,694
    CETIP SA - Mercados Organizados                         325,900   4,152,402
    Cia Brasileira de Distribuicao Grupo Pao de Acucar
      ADR                                                    85,830   4,082,075
    Cia de Saneamento Basico do Estado de Sao Paulo         287,000   2,718,439
#   Cia de Saneamento Basico do Estado de Sao Paulo ADR     178,668   1,693,773
    Cia Energetica de Minas Gerais                           68,587     526,918
    Cia Hering                                              108,600   1,147,490
    Cia Paranaense de Energia                                23,000     226,931
#   Cia Paranaense de Energia Sponsored ADR                  57,783     829,186
    Cia Siderurgica Nacional SA                             633,652   2,432,587
#   Cia Siderurgica Nacional SA Sponsored ADR               524,621   2,030,283
    Cielo SA                                                743,950  13,179,074
    Cosan SA Industria e Comercio                           181,069   3,105,316
    CPFL Energia SA                                          83,360     706,957
    CPFL Energia SA ADR                                      63,516   1,064,528
    Cyrela Brazil Realty SA Empreendimentos e
      Participacoes                                         417,297   2,530,264
    Duratex SA                                              619,565   2,681,378
    EcoRodovias Infraestrutura e Logistica SA               221,877   1,326,436
    EDP - Energias do Brasil SA                             236,900   1,029,515
    Embraer SA                                              140,070   1,211,145
    Embraer SA ADR                                          133,319   4,586,174
    Estacio Participacoes SA                                279,018   2,988,205
#*  Fibria Celulose SA Sponsored ADR                        514,098   5,104,993
    Gerdau SA                                               146,632     710,883
    Gerdau SA Sponsored ADR                                 326,326   1,961,219
    Grendene SA                                              91,864     580,909
    Guararapes Confeccoes SA                                  8,056     375,748
    Hypermarcas SA                                          832,924   6,137,433
    Itau Unibanco Holding SA                                250,536   3,859,586
    JBS SA                                                1,052,281   3,633,844
    Klabin SA                                               744,877   3,908,537
    Kroton Educacional SA                                   206,884   4,431,340
    Localiza Rent a Car SA                                  158,860   2,372,480
    Lojas Americanas SA                                     148,110     946,549
    Lojas Renner SA                                         147,987   4,353,828

THE EMERGING MARKETS SERIES
CONTINUED


                                                            SHARES      VALUE++
                                                          ----------- ------------
BRAZIL -- (Continued)
    M Dias Branco SA                                           40,000 $  1,728,983
    Multiplan Empreendimentos Imobiliarios SA                  89,300    1,973,631
    Natura Cosmeticos SA                                      198,900    3,406,656
    Odontoprev SA                                               7,800       31,308
    Oi SA                                                     217,658      219,635
    Oi SA ADR(670851104)                                        7,319        7,245
#   Oi SA ADR(670851203)                                      107,889      100,196
    Petroleo Brasileiro SA                                    598,900    4,198,142
    Petroleo Brasileiro SA ADR                              1,308,418   18,160,842
    Porto Seguro SA                                           140,099    2,042,030
*   Qualicorp SA                                              162,500    1,579,269
    Raia Drogasil SA                                          229,600    1,956,453
    Souza Cruz SA                                             439,970    4,015,423
    Sul America SA                                             38,200      280,108
    Tim Participacoes SA                                      439,800    2,386,626
    Tim Participacoes SA ADR                                   63,679    1,713,602
    Totvs SA                                                  128,775    2,102,791
    Tractebel Energia SA                                      142,100    2,113,258
    Transmissora Alianca de Energia Eletrica SA               428,534    3,834,176
    Ultrapar Participacoes SA                                 136,914    3,437,357
#   Ultrapar Participacoes SA Sponsored ADR                   254,308    6,329,726
*   Usinas Siderurgicas de Minas Gerais SA                     39,100      140,460
    Vale SA                                                   137,800    1,816,939
#   Vale SA Sponsored ADR                                   1,238,400   16,371,648
    WEG SA                                                    323,525    3,904,499
                                                                      ------------
TOTAL BRAZIL                                                           284,053,598
                                                                      ------------
CHILE -- (1.5%)
    AES Gener SA                                            2,215,773    1,191,814
    Aguas Andinas SA Class A                                2,021,324    1,246,995
#   Banco de Chile ADR                                         36,105    2,793,444
    Banco de Credito e Inversiones                             35,349    1,954,600
    Banco Santander Chile ADR                                 184,741    4,483,664
    CAP SA                                                    122,726    1,840,058
    Cencosud SA                                             1,142,664    3,807,159
    Cencosud SA ADR                                             8,408       84,585
    CFR Pharmaceuticals SA                                  1,737,925      354,204
    Cia Cervecerias Unidas SA                                  23,702      279,759
    Cia Cervecerias Unidas SA ADR                              54,549    1,285,720
    Cia General de Electricidad SA                             26,559      124,733
    Colbun SA                                               6,902,135    1,707,751
    Corpbanca SA                                          123,319,143    1,420,589
#   Corpbanca SA ADR                                           26,066      460,065
    Embotelladora Andina SA Class A ADR                        22,244      429,754
#   Embotelladora Andina SA Class B ADR                        19,587      474,397
    Empresa Nacional de Electricidad SA Sponsored ADR         111,030    4,893,092
    Empresas CMPC SA                                        1,191,114    2,651,353
    Empresas COPEC SA                                         470,401    6,069,099
    Enersis SA Sponsored ADR                                  508,369    8,184,741
    ENTEL Chile SA                                            193,991    2,381,504
    Gasco SA                                                    4,891       42,907
    Inversiones Aguas Metropolitanas SA                       377,408      624,709

THE EMERGING MARKETS SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- -----------
CHILE -- (Continued)
#   Latam Airlines Group SA Sponsored ADR                    320,098 $ 4,907,102
    Molibdenos y Metales SA                                   21,739     295,694
    Ripley Corp. SA                                          469,387     305,296
    SACI Falabella                                           686,100   5,836,510
    Sigdo Koppers SA                                         338,893     552,554
    Sociedad Quimica y Minera de Chile SA Sponsored ADR       91,271   2,911,545
    Sonda SA                                                 482,159   1,115,130
                                                                     -----------
TOTAL CHILE                                                           64,710,527
                                                                     -----------
CHINA -- (13.1%)
    Agile Property Holdings, Ltd.                          1,754,000   1,422,437
    Agricultural Bank of China, Ltd. Class H              18,434,000   7,732,803
    Air China, Ltd. Class H                                1,866,000   1,063,756
#*  Aluminum Corp. of China, Ltd. ADR                        112,680   1,014,120
#*  Aluminum Corp. of China, Ltd. Class H                  1,192,000     427,365
*   Angang Steel Co., Ltd. Class H                         1,422,000     863,547
#   Anhui Conch Cement Co., Ltd. Class H                   1,017,500   3,785,898
    Bank of China, Ltd. Class H                           64,409,100  28,461,762
    Bank of Communications Co., Ltd. Class H               7,835,515   4,880,640
    BBMG Corp. Class H                                       987,000     692,220
    Beijing Capital International Airport Co., Ltd.
      Class H                                                198,000     138,334
    Beijing Enterprises Holdings, Ltd.                       668,972   5,799,838
#   Beijing Enterprises Water Group, Ltd.                    716,000     453,204
    Beijing Jingneng Clean Energy Co., Ltd. Class H           46,000      19,888
    Belle International Holdings, Ltd.                     3,431,000   3,576,518
    Biostime International Holdings, Ltd.                    138,000     917,976
    Brilliance China Automotive Holdings, Ltd.             1,934,000   2,963,939
#*  Byd Co., Ltd. Class H                                    381,886   2,066,462
    China BlueChemical, Ltd.                                 238,000     127,763
    China CITIC Bank Corp., Ltd. Class H                   6,922,928   4,135,478
#   China Coal Energy Co., Ltd. Class H                    4,318,777   2,328,861
    China Communications Construction Co., Ltd. Class H    4,945,000   3,225,091
    China Communications Services Corp., Ltd. Class H      2,892,000   1,463,899
    China Construction Bank Corp. Class H                 58,649,590  40,607,391
#*  China COSCO Holdings Co., Ltd. Class H                 2,263,000     897,542
*   China Eastern Airlines Corp., Ltd. ADR                     2,800      43,120
#*  China Eastern Airlines Corp., Ltd. Class H             1,510,000     466,652
    China Everbright International, Ltd.                   1,499,000   1,874,783
    China Gas Holdings, Ltd.                               2,200,000   3,569,787
    China Hongqiao Group, Ltd.                               309,000     211,940
    China International Marine Containers Group Co.,
      Ltd. Class H                                           338,700     674,533
#   China Life Insurance Co., Ltd. ADR                       321,472  12,563,126
    China Life Insurance Co., Ltd. Class H                   784,000   2,037,576
    China Longyuan Power Group Corp. Class H               1,745,000   1,795,094
    China Mengniu Dairy Co., Ltd.                            920,000   4,728,501
    China Merchants Bank Co., Ltd. Class H                 3,724,554   6,654,294
    China Merchants Holdings International Co., Ltd.       1,023,426   3,198,211
#   China Minsheng Banking Corp., Ltd. Class H             4,422,500   4,461,912
    China Mobile, Ltd.                                       179,500   1,708,566
#   China Mobile, Ltd. Sponsored ADR                         926,803  43,958,266
#   China Molybdenum Co., Ltd. Class H                       896,322     399,802
    China National Building Material Co., Ltd. Class H     2,981,916   2,817,163

THE EMERGING MARKETS SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
CHINA -- (Continued)
    China Oilfield Services, Ltd. Class H                 1,350,000 $ 3,229,524
    China Overseas Land & Investment, Ltd.                3,260,000   8,016,644
    China Pacific Insurance Group Co., Ltd. Class H       1,922,000   6,018,124
#   China Petroleum & Chemical Corp. ADR                    138,191  12,281,008
    China Petroleum & Chemical Corp. Class H              8,186,800   7,246,661
    China Railway Construction Corp., Ltd. Class H        2,592,500   2,134,597
    China Railway Group, Ltd. Class H                     3,077,000   1,378,143
    China Resources Cement Holdings, Ltd.                 1,717,335   1,191,110
#   China Resources Enterprise, Ltd.                      1,081,000   3,071,192
    China Resources Gas Group, Ltd.                         640,000   1,898,458
    China Resources Land, Ltd.                            1,734,000   3,574,273
    China Resources Power Holdings Co., Ltd.              1,250,000   3,141,698
    China Shenhua Energy Co., Ltd. Class H                2,682,500   7,267,577
#*  China Shipping Container Lines Co., Ltd. Class H      4,653,000   1,096,329
    China Southern Airlines Co., Ltd. Class H             1,006,000     300,413
#   China Southern Airlines Co., Ltd. Sponsored ADR          10,900     164,154
    China State Construction International Holdings, Ltd. 1,318,000   2,197,855
*   China Taiping Insurance Holdings Co., Ltd.              536,800     853,067
#   China Telecom Corp., Ltd. ADR                            55,058   2,820,071
    China Telecom Corp., Ltd. Class H                     3,676,000   1,875,876
    China Unicom Hong Kong, Ltd. ADR                        483,030   7,404,850
    Chongqing Rural Commercial Bank Class H                 408,000     177,843
#   CITIC Pacific, Ltd.                                   1,669,000   2,922,665
    CITIC Securities Co., Ltd. Class H                      896,000   1,793,813
    CNOOC, Ltd.                                           3,105,000   5,108,074
#   CNOOC, Ltd. ADR                                         120,801  19,955,117
    COSCO Pacific, Ltd.                                   2,265,058   3,040,177
    Country Garden Holdings Co., Ltd.                     5,852,769   2,346,709
    CSPC Pharmaceutical Group, Ltd.                         276,000     228,176
    CSR Corp., Ltd.                                       1,471,000   1,082,311
    Datang International Power Generation Co., Ltd.
      Class H                                             2,250,000     836,206
#   Dongfang Electric Corp., Ltd. Class H                   290,200     452,372
    Dongfeng Motor Group Co., Ltd. Class H                2,302,000   3,071,542
    ENN Energy Holdings, Ltd.                               682,000   4,756,920
#   Evergrande Real Estate Group, Ltd.                    8,636,000   3,857,684
#   Fosun International, Ltd.                             1,717,441   2,080,041
#*  GCL-Poly Energy Holdings, Ltd.                        6,420,814   1,928,624
#   Geely Automobile Holdings, Ltd.                       3,655,000   1,270,608
#   Golden Eagle Retail Group, Ltd.                         150,000     194,015
#   Great Wall Motor Co., Ltd. Class H                      805,500   3,659,225
    Greentown China Holdings, Ltd.                          419,500     422,494
#   Guangdong Investment, Ltd.                            2,242,000   2,440,410
    Guangshen Railway Co., Ltd. Sponsored ADR                28,517     540,112
    Guangzhou Automobile Group Co., Ltd. Class H          1,996,259   2,015,274
#   Guangzhou Baiyunshan Pharmaceutical Holdings Co.,
      Ltd. Class H                                          174,000     523,007
    Guangzhou R&F Properties Co., Ltd.                    1,799,600   2,348,323
    Haier Electronics Group Co., Ltd.                       675,000   1,656,920
    Haitian International Holdings, Ltd.                     79,000     158,951
#*  Hanergy Solar Group, Ltd.                             7,134,000   1,033,311
    Hengan International Group Co., Ltd.                    604,000   6,359,599
    Huadian Power International Corp., Ltd. Class H         856,000     465,212
    Huaneng Power International, Inc. Class H               602,000     589,290

THE EMERGING MARKETS SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- ------------
CHINA -- (Continued)
#   Huaneng Power International, Inc. Sponsored ADR           34,452 $  1,353,275
    Industrial & Commercial Bank of China, Ltd. Class H   59,907,185   35,718,118
    Jiangsu Expressway Co., Ltd. Class H                   1,098,000    1,232,763
    Jiangxi Copper Co., Ltd. Class H                       1,478,000    2,441,232
#   Kingsoft Corp., Ltd.                                     225,000      697,313
    Kunlun Energy Co., Ltd.                                2,880,000    4,492,657
#   Lenovo Group, Ltd.                                     5,013,278    5,699,947
    Longfor Properties Co., Ltd.                           1,367,000    1,768,951
#*  Metallurgical Corp. of China, Ltd. Class H             2,646,000      502,361
*   New China Life Insurance Co., Ltd. Class H               490,700    1,444,478
    New World China Land, Ltd.                             2,554,000    2,116,949
#   Nine Dragons Paper Holdings, Ltd.                      1,905,000    1,253,484
    PetroChina Co., Ltd. ADR                                 143,410   16,538,041
    PetroChina Co., Ltd. Class H                           2,814,000    3,239,491
    PICC Property & Casualty Co., Ltd. Class H             2,357,920    3,116,789
    Ping An Insurance Group Co. of China, Ltd. Class H     1,408,000   10,432,134
    Shandong Weigao Group Medical Polymer Co., Ltd.
      Class H                                              1,204,000    1,219,879
    Shanghai Electric Group Co., Ltd. Class H              2,502,000      971,610
#   Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H    180,500      613,725
    Shanghai Industrial Holdings, Ltd.                       701,274    2,162,773
    Shanghai Pharmaceuticals Holding Co., Ltd. Class H       569,500    1,044,671
    Shenzhou International Group Holdings, Ltd.              534,000    1,835,479
    Shimao Property Holdings, Ltd.                         1,892,371    3,742,593
    Sihuan Pharmaceutical Holdings Group, Ltd.               796,000      873,646
    Sino Biopharmaceutical, Ltd.                           1,716,000    1,344,460
#   Sino-Ocean Land Holdings, Ltd.                         2,338,192    1,230,112
    Sinopec Shanghai Petrochemical Co., Ltd. Class H       1,693,000      411,557
    Sinopec Shanghai Petrochemical Co., Ltd. Sponsored
      ADR                                                      9,818      239,252
#*  Sinopec Yizheng Chemical Fibre Co., Ltd. Class H         671,999      149,572
    Sinopharm Group Co., Ltd. Class H                        834,400    2,192,564
    SOHO China, Ltd.                                       2,899,263    2,298,869
#   Sun Art Retail Group, Ltd.                             1,857,500    2,411,587
    Tencent Holdings, Ltd.                                   812,600   51,182,422
    Tingyi Cayman Islands Holding Corp.                    1,498,000    4,170,221
    Tsingtao Brewery Co., Ltd. Class H                       186,000    1,354,522
#   Uni-President China Holdings, Ltd.                       759,000      628,683
#   Want Want China Holdings, Ltd.                         4,746,000    7,435,815
    Weichai Power Co., Ltd. Class H                          428,200    1,493,266
#   Xinjiang Goldwind Science & Technology Co., Ltd.
      Class H                                                129,600      140,999
#   Yanzhou Coal Mining Co., Ltd. Class H                    928,000      695,206
#   Yanzhou Coal Mining Co., Ltd. Sponsored ADR              108,916      813,603
    Zhejiang Expressway Co., Ltd. Class H                  1,104,000      955,258
    Zhuzhou CSR Times Electric Co., Ltd. Class H             276,000      808,059
#   Zijin Mining Group Co., Ltd. Class H                   5,071,000    1,232,368
#   Zoomlion Heavy Industry Science and Technology Co.,
      Ltd.                                                 1,205,600      809,572
#*  ZTE Corp. Class H                                        499,038    1,021,233
                                                                     ------------
TOTAL CHINA                                                           552,238,266
                                                                     ------------
COLOMBIA -- (0.7%)
    Almacenes Exito SA                                       222,056    3,382,596
    Banco de Bogota SA                                        26,315      949,831
    Bancolombia SA                                           118,695    1,630,346

THE EMERGING MARKETS SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
COLOMBIA -- (Continued)
    Bancolombia SA Sponsored ADR                             89,105 $ 5,072,748
    Cementos Argos SA                                       383,731   2,140,012
*   Cemex Latam Holdings SA                                  76,527     706,558
    Ecopetrol SA                                          1,016,730   1,892,677
#   Ecopetrol SA Sponsored ADR                              220,479   8,265,758
    Empresa de Energia de Bogota SA ESP                     954,210     783,442
    Grupo Aval Acciones y Valores                           685,577     465,530
    Grupo de Inversiones Suramericana SA                      1,578      30,785
    Grupo Nutresa SA                                         41,332     580,098
    Interconexion Electrica SA ESP                          403,142   1,890,208
    Isagen SA ESP                                           886,164   1,448,283
                                                                    -----------
TOTAL COLOMBIA                                                       29,238,872
                                                                    -----------
CZECH REPUBLIC -- (0.3%)
    CEZ A.S.                                                198,179   5,964,131
    Komercni Banka A.S.                                      15,596   3,596,060
    Philip Morris CR A.S.                                       397     209,558
    Telefonica Czech Republic A.S.                          175,288   2,657,414
*   Unipetrol A.S.                                           12,131      84,523
                                                                    -----------
TOTAL CZECH REPUBLIC                                                 12,511,686
                                                                    -----------
EGYPT -- (0.1%)
    Commercial International Bank Egypt S.A.E. GDR          516,179   2,602,290
*   Egyptian Financial Group-Hermes Holding GDR                 676       2,321
*   Global Telecom Holding GDR                              428,641   1,597,038
                                                                    -----------
TOTAL EGYPT                                                           4,201,649
                                                                    -----------
GREECE -- (0.5%)
*   Alpha Bank AE                                         1,461,037   1,415,232
*   Folli Follie Group                                       38,413   1,333,348
    Hellenic Petroleum SA                                   102,964     884,001
*   Hellenic Telecommunications Organization SA             340,319   5,436,844
*   JUMBO SA                                                145,611   2,355,291
*   National Bank of Greece SA                              421,006   1,645,902
    OPAP SA                                                 238,216   3,804,319
*   Piraeus Bank SA                                         738,292   1,742,352
    Public Power Corp. SA                                   144,358   2,184,368
*   Titan Cement Co. SA                                      51,033   1,608,876
                                                                    -----------
TOTAL GREECE                                                         22,410,533
                                                                    -----------
HUNGARY -- (0.3%)
*   FHB Mortgage Bank P.L.C.                                  4,179      16,874
    Magyar Telekom Telecommunications P.L.C.                574,667     819,865
    MOL Hungarian Oil and Gas P.L.C.                         44,169   2,541,156
#   OTP Bank P.L.C.                                         302,824   5,782,734
    Richter Gedeon Nyrt                                     145,205   2,486,989
*   Tisza Chemical Group P.L.C.                              23,981     430,363
                                                                    -----------
TOTAL HUNGARY                                                        12,077,981
                                                                    -----------
INDIA -- (7.3%)
    ABB India, Ltd.                                          46,035     648,100

THE EMERGING MARKETS SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
INDIA -- (Continued)
    ACC, Ltd.                                                48,539 $ 1,052,997
    Adani Enterprises, Ltd.                                 217,318   1,522,056
    Adani Ports and Special Economic Zone, Ltd.             495,151   1,561,186
*   Adani Power, Ltd.                                       722,177     576,679
    Aditya Birla Nuvo, Ltd.                                  56,358   1,038,139
    Ambuja Cements, Ltd.                                    725,767   2,396,898
    Apollo Hospitals Enterprise, Ltd.                        92,224   1,369,225
    Asian Paints, Ltd.                                      313,359   2,627,494
    Aurobindo Pharma, Ltd.                                  164,305   1,569,117
    Axis Bank, Ltd.                                         270,273   6,832,279
    Bajaj Auto, Ltd.                                        103,111   3,271,218
    Bajaj Finserv, Ltd.                                      39,655     546,560
    Bajaj Holdings and Investment, Ltd.                      30,727     544,192
    Bank of Baroda                                           95,903   1,302,580
    Bank of India                                           232,954     907,503
    Berger Paints India, Ltd.                                41,763     168,636
    Bharat Electronics, Ltd.                                 17,301     347,206
    Bharat Heavy Electricals, Ltd.                          948,553   2,853,603
    Bharat Petroleum Corp., Ltd.                            153,491   1,158,807
    Bharti Airtel, Ltd.                                     702,394   3,824,380
    Bhushan Steel, Ltd.                                      68,315     503,083
    Bosch, Ltd.                                              11,757   2,048,119
    Britannia Industries, Ltd.                               31,023     445,675
    Cadila Healthcare, Ltd.                                  59,113     957,650
    Cairn India, Ltd.                                       781,206   4,343,033
    Canara Bank                                             123,779     588,578
    Cipla, Ltd.                                             443,033   2,917,071
    Colgate-Palmolive India, Ltd.                            46,572   1,113,017
    Container Corp. Of India                                 54,732     873,029
    Crompton Greaves, Ltd.                                  168,242     461,433
    Cummins India, Ltd.                                      74,807     680,120
    Dabur India, Ltd.                                       472,358   1,407,184
    Divi's Laboratories, Ltd.                                41,087     940,111
    DLF, Ltd.                                               612,132   1,421,086
    Dr Reddy's Laboratories, Ltd.                            39,086   1,752,087
#   Dr Reddy's Laboratories, Ltd. ADR                        81,229   3,660,991
    Eicher Motors, Ltd.                                       6,326     652,604
    Emami, Ltd.                                              63,025     498,226
*   Essar Oil, Ltd.                                         395,013     380,649
    Exide Industries, Ltd.                                  287,773     574,505
    Federal Bank, Ltd.                                      455,880     683,939
    GAIL India, Ltd.                                        217,415   1,334,957
    GAIL India, Ltd. GDR                                     28,791   1,071,134
    GlaxoSmithKline Consumer Healthcare, Ltd.                 8,388     580,157
    Glenmark Pharmaceuticals, Ltd.                          101,902   1,036,192
    GMR Infrastructure, Ltd.                                454,854     187,224
    Godrej Consumer Products, Ltd.                          117,644   1,559,706
    Godrej Industries, Ltd.                                  89,305     445,563
    Grasim Industries, Ltd.                                   6,300     275,421
    Havells India, Ltd.                                      47,385     732,615
    HCL Technologies, Ltd.                                  234,993   5,480,463
    HDFC Bank, Ltd.                                       1,530,953  18,415,560

THE EMERGING MARKETS SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
INDIA -- (Continued)
    Hero MotoCorp, Ltd.                                      94,817 $ 3,491,006
    Hindalco Industries, Ltd.                             1,568,921   3,543,364
    Hindustan Petroleum Corp., Ltd.                          84,602     453,192
    ICICI Bank, Ltd.                                        219,984   4,559,699
    ICICI Bank, Ltd. Sponsored ADR                          208,679   8,904,333
    IDBI Bank, Ltd.                                         346,191     393,083
    Idea Cellular, Ltd.                                     805,036   1,817,754
    IDFC, Ltd.                                              601,656   1,119,393
    Indian Oil Corp., Ltd.                                  324,835   1,426,694
    IndusInd Bank, Ltd.                                     233,807   1,861,852
    Infosys, Ltd.                                           246,907  13,124,831
#   Infosys, Ltd. Sponsored ADR                             211,972  11,385,016
    ING Vysya Bank, Ltd.                                     25,010     236,010
    Ipca Laboratories, Ltd.                                  18,943     262,878
    ITC, Ltd.                                             2,345,449  13,243,148
    Jaiprakash Associates, Ltd.                           1,336,264   1,203,088
    Jindal Steel & Power, Ltd.                              437,143   1,855,834
    JSW Energy, Ltd.                                        592,161     521,959
    JSW Steel, Ltd.                                         147,966   2,674,106
*   Jubilant Foodworks, Ltd.                                 18,139     285,179
    Kotak Mahindra Bank, Ltd.                               354,265   4,735,135
    Larsen & Toubro, Ltd.                                   345,693   7,454,343
    Larsen & Toubro, Ltd. GDR                                 5,358     116,052
    LIC Housing Finance, Ltd.                                53,635     233,762
    Lupin, Ltd.                                             134,973   2,222,251
    Mahindra & Mahindra, Ltd.                               357,872   6,407,298
*   Mangalore Refinery & Petrochemicals, Ltd.               355,103     355,724
*   Marico Kaya Enterprises, Ltd.                             2,327       4,702
    Marico, Ltd.                                            131,105     447,605
    Maruti Suzuki India, Ltd.                                82,439   2,638,956
    Motherson Sumi Systems, Ltd.                            237,292   1,004,379
    Mphasis, Ltd.                                            73,800     508,514
    National Aluminium Co., Ltd.                            125,699      79,643
    Nestle India, Ltd.                                       16,603   1,310,857
    NHPC, Ltd.                                            3,201,628   1,006,596
    NTPC, Ltd.                                              924,696   1,782,152
    Oberoi Realty, Ltd.                                      13,876      47,829
    Oil & Natural Gas Corp., Ltd.                           699,873   3,794,212
    Oil India, Ltd.                                         100,495     801,422
*   Oracle Financial Services Software, Ltd.                 19,531     972,049
    Petronet LNG, Ltd.                                      201,679     482,647
    Pidilite Industries, Ltd.                               144,452     767,878
    Piramal Enterprises, Ltd.                                60,551     546,096
    Power Grid Corp. of India, Ltd.                       1,095,210   1,925,848
    Procter & Gamble Hygiene & Health Care, Ltd.              7,944     447,409
*   Ranbaxy Laboratories, Ltd.                              137,683   1,082,478
    Reliance Capital, Ltd.                                   97,310     574,441
    Reliance Communications, Ltd.                           700,196   1,429,315
    Reliance Industries, Ltd.                             1,443,896  22,451,283
    Reliance Infrastructure, Ltd.                           137,634   1,172,636
*   Reliance Power, Ltd.                                    807,301     916,789
    Rural Electrification Corp., Ltd.                        47,495     187,059

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CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- ------------
INDIA -- (Continued)
    Sesa Sterlite, Ltd.                                    1,599,539 $  4,934,524
    Shree Cement, Ltd.                                        10,489      992,985
    Shriram Transport Finance Co., Ltd.                       76,457      923,448
    Siemens, Ltd.                                            100,767    1,159,646
    SJVN, Ltd.                                               381,249      143,803
    State Bank of India                                      150,711    5,207,757
    Steel Authority of India, Ltd.                           346,711      391,450
    Sun Pharmaceutical Industries, Ltd.                      647,332    6,834,757
    Sun TV Network, Ltd.                                     120,543      748,523
    Tata Chemicals, Ltd.                                       6,064       28,646
    Tata Consultancy Services, Ltd.                          504,640   18,333,675
    Tata Global Beverages, Ltd.                              370,091      921,975
    Tata Motors, Ltd.                                        679,237    4,722,814
    Tata Motors, Ltd. Sponsored ADR                           80,428    3,009,616
    Tata Power Co., Ltd.                                   1,216,011    1,577,127
    Tata Steel, Ltd.                                         511,418    3,410,010
    Tech Mahindra, Ltd.                                      132,898    4,025,200
    Titan Co., Ltd.                                          207,778      875,956
    Ultratech Cement, Ltd.                                    52,355    1,766,944
    Union Bank of India                                      151,552      381,557
    United Breweries, Ltd.                                    66,842      873,336
    United Spirits, Ltd.                                      81,795    3,761,013
    Wipro, Ltd.                                              654,733    5,714,055
    Wockhardt, Ltd.                                            2,562       32,691
    Yes Bank, Ltd.                                           254,612    1,876,397
    Zee Entertainment Enterprises, Ltd.                      374,353    1,633,310
                                                                     ------------
TOTAL INDIA                                                           308,691,031
                                                                     ------------
INDONESIA -- (2.9%)
    Adaro Energy Tbk PT                                   20,000,400    2,057,734
    AKR Corporindo Tbk PT                                  2,003,700      826,828
    Alam Sutera Realty Tbk PT                              8,757,000      403,567
    Astra Agro Lestari Tbk PT                                576,600    1,468,130
    Astra International Tbk PT                            20,701,010   13,337,497
    Bank Central Asia Tbk PT                              12,941,000   12,324,975
    Bank Danamon Indonesia Tbk PT                          3,779,279    1,339,764
    Bank Mandiri Persero Tbk PT                           10,999,217    9,397,907
    Bank Negara Indonesia Persero Tbk PT                   8,726,922    3,647,368
*   Bank Pan Indonesia Tbk PT                              7,175,000      540,422
    Bank Rakyat Indonesia Persero Tbk PT                  12,911,600   11,087,897
*   Bank Tabungan Pensiunan Nasional Tbk PT                  768,500      271,254
*   Bayan Resources Tbk PT                                    79,500       55,053
    Bumi Serpong Damai PT                                  8,847,600    1,198,595
    Charoen Pokphand Indonesia Tbk PT                      8,662,100    2,832,319
    Ciputra Development Tbk PT                             3,680,200      323,989
    Global Mediacom Tbk PT                                11,972,900    2,272,734
    Gudang Garam Tbk PT                                      544,700    2,668,626
    Holcim Indonesia Tbk PT                                2,051,600      505,224
    Indo Tambangraya Megah Tbk PT                            518,300    1,145,589
    Indocement Tunggal Prakarsa Tbk PT                     1,664,500    3,159,040
    Indofood CBP Sukses Makmur Tbk PT                      1,104,200      956,142
    Indofood Sukses Makmur Tbk PT                          5,283,200    3,231,902

THE EMERGING MARKETS SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- ------------
INDONESIA -- (Continued)
    Indomobil Sukses Internasional Tbk PT                     22,000 $      9,421
    Indosat Tbk PT                                         1,444,600      489,353
    Indosat Tbk PT ADR                                         1,674       28,257
*   Inovisi Infracom Tbk PT                                  753,345       92,677
    Japfa Comfeed Indonesia Tbk PT                         1,657,100      181,790
    Jasa Marga Persero Tbk PT                              2,434,600    1,243,868
    Kalbe Farma Tbk PT                                    22,694,500    3,039,501
    Lippo Karawaci Tbk PT                                 31,811,500    2,950,432
    Mayora Indah Tbk PT                                      870,333    2,114,964
    Media Nusantara Citra Tbk PT                           4,959,900    1,169,364
    MNC Investama Tbk PT                                  13,972,500      371,552
    Pakuwon Jati Tbk PT                                   14,556,300      443,935
*   Panasia Indo Resources Tbk PT                             75,100        2,241
    Perusahaan Gas Negara Persero Tbk PT                  10,171,400    4,697,701
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT  1,860,000      395,214
    Semen Indonesia Persero Tbk PT                         3,291,600    4,243,503
    Sinar Mas Agro Resources and Technology Tbk PT         1,116,500      645,127
    Sumber Alfaria Trijaya Tbk PT                             40,000        1,735
    Summarecon Agung Tbk PT                                3,805,100      366,761
    Surya Citra Media Tbk PT                               3,677,800    1,003,163
    Tambang Batubara Bukit Asam Persero Tbk PT             1,180,600    1,010,727
    Telekomunikasi Indonesia Persero Tbk PT               39,175,700    7,700,001
    Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR     10,358      411,213
    Tempo Scan Pacific Tbk PT                                 72,500       18,224
*   Tower Bersama Infrastructure Tbk PT                    1,684,800      949,041
*   Trada Maritime Tbk PT                                  4,280,400      681,762
    Unilever Indonesia Tbk PT                              1,693,400    4,302,204
    United Tractors Tbk PT                                 2,113,196    3,973,080
    Vale Indonesia Tbk PT                                  3,653,900    1,125,501
    XL Axiata Tbk PT                                       3,103,400    1,392,006
                                                                     ------------
TOTAL INDONESIA                                                       120,106,874
                                                                     ------------
MALAYSIA -- (4.2%)
    Aeon Co. M Bhd                                            80,000      360,865
    Affin Holdings Bhd                                       566,000      654,512
#   AirAsia Bhd                                            2,979,300    2,027,132
    Alliance Financial Group Bhd                           1,628,000    2,236,078
    AMMB Holdings Bhd                                      3,129,359    6,887,507
    Astro Malaysia Holdings Bhd                            1,000,000    1,020,575
#   Axiata Group Bhd                                       2,732,175    5,635,196
    Batu Kawan Bhd                                            92,000      551,841
    Berjaya Land Bhd                                          95,000       24,158
    Berjaya Sports Toto Bhd                                  759,076      904,367
#   BIMB Holdings Bhd                                        578,300      753,874
    Boustead Holdings Bhd                                    476,786      810,648
    British American Tobacco Malaysia Bhd                    148,900    2,792,406
*   Bumi Armada Bhd                                        1,350,800    1,656,667
#   CIMB Group Holdings Bhd                                5,534,976   12,750,320
    Dialog Group Bhd                                       1,832,400    2,017,850
    DiGi.Com Bhd                                           3,732,620    6,342,688
#   DRB-Hicom Bhd                                          1,263,300      967,940
    Fraser & Neave Holdings Bhd                               90,500      499,214

THE EMERGING MARKETS SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- ------------
MALAYSIA -- (Continued)
#   Gamuda Bhd                                             1,929,900 $  2,727,947
    Genting Bhd                                            1,962,900    5,899,929
    Genting Malaysia Bhd                                   3,208,600    4,150,183
    Genting Plantations Bhd                                  282,600      961,525
    Guinness Anchor Bhd                                      135,200      596,756
#   HAP Seng Consolidated Bhd                                753,500      731,650
#   Hartalega Holdings Bhd                                   255,300      495,928
    Hong Leong Bank Bhd                                      627,560    2,692,446
    Hong Leong Financial Group Bhd                           264,429    1,240,520
#   IJM Corp. Bhd                                          2,456,981    4,807,540
#   IOI Corp. Bhd                                          3,256,605    4,983,134
*   IOI Properties Group Bhd                               1,536,552    1,263,291
    KPJ Healthcare Bhd                                         9,850        9,775
#   Kuala Lumpur Kepong Bhd                                  491,700    3,646,785
*   Kulim Malaysia Bhd                                       470,200      508,772
    Lafarge Malaysia Bhd                                     410,780    1,144,729
    Magnum Bhd                                                39,300       36,347
#   Malayan Banking Bhd                                    4,820,521   14,632,704
    Malaysia Airports Holdings Bhd                           823,924    2,032,540
#   Malaysia Marine and Heavy Engineering Holdings Bhd       414,500      502,450
#*  Malaysian Airline System Bhd                           4,055,900      286,845
#   Maxis Bhd                                              2,398,100    5,106,786
#*  MISC Bhd                                               1,386,198    2,769,503
    MMC Corp. Bhd                                          1,351,100    1,158,338
    Nestle Malaysia Bhd                                      189,300    3,974,128
#   Parkson Holdings Bhd                                     620,863      558,818
    Petronas Chemicals Group Bhd                           2,951,600    6,088,649
    Petronas Dagangan Bhd                                    263,600    2,449,545
    Petronas Gas Bhd                                         530,400    3,820,992
    PPB Group Bhd                                            661,400    3,337,954
    Public Bank Bhd                                        1,174,740    7,251,798
    RHB Capital Bhd                                          895,455    2,275,237
*   Sapurakencana Petroleum Bhd                            3,829,500    5,062,411
*   Shell Refining Co. Federation of Malaya Bhd              108,100      198,176
    Sime Darby Bhd                                         3,096,429    8,957,304
    SP Setia Bhd                                             623,400      576,188
    Sunway Bhd                                                69,700       66,322
    Telekom Malaysia Bhd                                     932,800    1,772,577
    Tenaga Nasional Bhd                                    2,536,450    9,246,017
    UEM Sunrise Bhd                                        2,131,737    1,505,181
    UMW Holdings Bhd                                         992,566    3,274,523
    United Plantations Bhd                                    56,300      435,957
    YTL Corp. Bhd                                          6,655,886    3,283,564
*   YTL Power International Bhd                            2,606,247    1,254,146
                                                                     ------------
TOTAL MALAYSIA                                                        176,669,748
                                                                     ------------
MEXICO -- (5.1%)
    Alfa S.A.B. de C.V. Class A                            4,080,319   10,778,760
    Alpek S.A. de C.V.                                        66,216      113,880
#   America Movil S.A.B. de C.V. Series L                 37,750,669   38,060,142
#   America Movil S.A.B. de C.V. Series L ADR                 22,528      452,362
#   Arca Continental S.A.B. de C.V.                          460,692    2,929,780

THE EMERGING MARKETS SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- ------------
MEXICO -- (Continued)
#*  Cemex S.A.B. de C.V.                                  1,938,963 $  2,463,210
#*  Cemex S.A.B. de C.V. Sponsored ADR                    1,337,402   16,904,765
#   Coca-Cola Femsa S.A.B. de C.V. Series L                 298,900    3,348,896
#   Coca-Cola Femsa S.A.B. de C.V. Sponsored ADR             13,716    1,535,643
#   Controladora Comercial Mexicana S.A.B. de C.V.          628,374    2,353,025
*   Corp. Interamericana de Entretenimiento S.A.B. de
      C.V. Class B                                            8,726        6,203
    El Puerto de Liverpool S.A.B. de C.V.                   181,160    1,869,239
    Fomento Economico Mexicano S.A.B. de C.V.             1,793,669   16,295,924
    Fomento Economico Mexicano S.A.B. de C.V. Sponsored
      ADR                                                    25,918    2,352,577
    Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR       34,897    4,266,158
#   Grupo Bimbo S.A.B. de C.V. Series A                   1,682,198    4,639,216
    Grupo Carso S.A.B. de C.V. Series A1                    816,105    4,158,266
#   Grupo Comercial Chedraui S.A. de C.V.                   320,456      984,436
    Grupo Elektra S.A.B. de C.V.                              7,227      206,904
#   Grupo Financiero Banorte S.A.B. de C.V.               2,819,018   18,722,705
#   Grupo Financiero Inbursa S.A.B. de C.V.               2,448,606    6,271,830
#   Grupo Financiero Santander Mexico S.A.B. de C.V.
      Class B                                               665,864    1,590,510
    Grupo Financiero Santander Mexico S.A.B. de C.V.
      Class B ADR                                           152,244    1,811,704
    Grupo Industrial Maseca S.A.B. de C.V. Class B           60,806       94,769
    Grupo Mexico S.A.B. de C.V. Series B                  4,225,397   12,725,202
*   Grupo Qumma S.A. de C.V. Series B                         1,591           --
    Grupo Televisa S.A.B. Series CPO                      2,556,698   16,751,841
    Grupo Televisa S.A.B. Sponsored ADR                     104,814    3,438,947
#*  Impulsora del Desarrollo y El Empleo en America
      Latina S.A.B. de C.V.                               2,373,426    5,462,449
#   Industrias Penoles S.A.B. de C.V.                       148,997    3,468,919
#   Kimberly-Clark de Mexico S.A.B. de C.V. Class A       1,823,400    4,758,241
    Mexichem S.A.B. de C.V.                               1,224,530    4,562,943
#*  Minera Frisco S.A.B. de C.V.                            783,633    1,432,765
*   OHL Mexico S.A.B. de C.V.                               761,383    2,025,272
#*  Organizacion Soriana S.A.B. de C.V. Class B           1,112,475    3,223,629
#*  Promotora y Operadora de Infraestructura S.A.B. de
      C.V.                                                  205,899    2,875,370
*   Savia SA Class A                                        120,000           --
#   Wal-Mart de Mexico S.A.B. de C.V. Series V            5,248,185   13,278,166
                                                                    ------------
TOTAL MEXICO                                                         216,214,648
                                                                    ------------
PERU -- (0.3%)
    Cementos Pacasmayo SAA ADR                                6,659       60,264
    Cia de Minas Buenaventura SAA ADR                       139,674    1,815,762
    Credicorp, Ltd.                                          65,705    9,806,471
    Grana y Montero SA Sponsored ADR                         29,627      516,103
*   Rio Alto Mining, Ltd.                                    17,580       34,984
                                                                    ------------
TOTAL PERU                                                            12,233,584
                                                                    ------------
PHILIPPINES -- (1.3%)
    Aboitiz Equity Ventures, Inc.                         1,701,400    2,164,385
    Aboitiz Power Corp.                                   1,495,200    1,224,117
    Alliance Global Group, Inc.                           6,710,300    4,699,635
    Ayala Corp.                                             176,755    2,479,525
    Ayala Land, Inc.                                      5,722,818    3,878,189
    Bank of the Philippine Islands                          931,913    1,899,664
    BDO Unibank, Inc.                                     1,765,371    3,503,596
    China Banking Corp.                                       1,380        1,707

THE EMERGING MARKETS SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- -----------
PHILIPPINES -- (Continued)
    DMCI Holdings, Inc.                                    1,329,440 $ 2,145,400
    Energy Development Corp.                               8,586,100   1,077,764
*   Fwbc Holdings, Inc.                                    2,006,957          --
    Globe Telecom, Inc.                                       38,630   1,436,282
    International Container Terminal Services, Inc.        1,078,460   2,620,467
    JG Summit Holdings, Inc.                               1,047,260   1,188,857
    Jollibee Foods Corp.                                     494,300   1,909,150
    LT Group, Inc.                                         1,869,700     770,394
    Manila Electric Co.                                      197,030   1,241,378
    Megaworld Corp.                                       18,982,000   1,987,423
    Metro Pacific Investments Corp.                       10,407,100   1,187,377
    Metropolitan Bank & Trust Co.                          1,146,499   2,183,509
    Philippine Long Distance Telephone Co.                    37,980   2,455,095
#   Philippine Long Distance Telephone Co. Sponsored ADR       7,240     466,980
*   Philippine National Bank                                 401,948     787,099
    Robinsons Land Corp.                                   2,175,300   1,091,617
    San Miguel Corp.                                         498,280     934,028
    Semirara Mining Corp.                                    118,900   1,097,373
    SM Investments Corp.                                     282,762   4,609,387
    SM Prime Holdings, Inc.                                8,563,010   3,143,506
*   Top Frontier Investment Holdings, Inc.                    42,789      89,814
    Universal Robina Corp.                                   879,930   2,889,481
                                                                     -----------
TOTAL PHILIPPINES                                                     55,163,199
                                                                     -----------
POLAND -- (1.9%)
*   Alior Bank SA                                              7,899     208,510
    Bank Handlowy w Warszawie SA                              49,096   1,826,931
#*  Bank Millennium SA                                       701,813   2,061,770
    Bank Pekao SA                                            144,199   9,254,750
#   Bank Zachodni WBK SA                                      25,887   3,182,897
*   Cyfrowy Polsat SA                                        118,752     807,023
    Enea SA                                                  126,247     639,199
    Eurocash SA                                               72,770     962,292
*   Getin Noble Bank SA                                    1,106,556   1,346,823
    Grupa Azoty SA                                            30,768     610,209
*   Grupa Lotos SA                                            16,781     216,402
    Grupa Zywiec SA                                           10,403   1,474,027
*   ING Bank Slaski SA                                        37,110   1,666,019
#   Jastrzebska Spolka Weglowa SA                             38,639     531,962
*   KGHM Polska Miedz SA                                     150,496   5,449,147
    LPP SA                                                       625   1,619,343
    Lubelski Wegiel Bogdanka SA                                   26       1,064
#   mBank                                                     17,078   2,794,599
    Orange Polska SA                                         768,752   2,626,679
    PGE SA                                                   977,835   6,794,780
    Polski Koncern Naftowy Orlen SA                          422,331   6,323,938
    Polskie Gornictwo Naftowe i Gazownictwo SA             1,617,383   2,513,899
    Powszechna Kasa Oszczednosci Bank Polski SA              967,168  13,272,814
    Powszechny Zaklad Ubezpieczen SA                          62,366   8,846,678
#   Synthos SA                                               516,152     813,518

THE EMERGING MARKETS SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- ------------
POLAND -- (Continued)
    Tauron Polska Energia SA                              1,747,863 $  3,096,386
                                                                    ------------
TOTAL POLAND                                                          78,941,659
                                                                    ------------
RUSSIA -- (3.4%)
    Eurasia Drilling Co., Ltd. GDR                          132,758    3,271,104
    Gazprom OAO Sponsored ADR                             6,186,601   44,710,169
    Globaltrans Investment P.L.C. GDR                        67,227      640,717
    Lukoil OAO Sponsored ADR                                430,626   22,797,092
*   Magnitogorsk Iron & Steel Works GDR                     155,928      329,097
*   Mail.ru Group, Ltd. GDR                                  36,799    1,002,280
#*  Mechel Sponsored ADR                                    170,001      343,402
    MegaFon OAO GDR                                          50,719    1,322,669
    MMC Norilsk Nickel OJSC ADR                             424,637    7,677,083
    Novolipetsk Steel OJSC GDR                               97,820    1,140,470
    Novorossiysk Commercial Sea Port PJSC GDR                16,447       82,070
    O'Key Group SA GDR                                       33,136      292,530
    Phosagro OAO GDR                                         82,215      958,172
*   PIK Group GDR                                             2,241        5,163
    Rosneft OAO GDR                                       1,266,316    7,961,449
    Rostelecom OJSC Sponsored ADR                            59,257      771,853
    RusHydro JSC ADR                                      1,434,285    2,231,742
    Sberbank of Russia Sponsored ADR                      1,463,661   12,329,981
    Severstal OAO GDR                                       247,044    1,746,313
    Tatneft OAO Sponsored ADR                               309,269   10,637,777
    TMK OAO GDR                                              52,030      414,207
    Uralkali OJSC GDR                                       314,752    6,981,329
    VimpelCom, Ltd. Sponsored ADR                           581,995    4,888,758
    VTB Bank OJSC GDR                                     3,232,465    6,876,313
*   X5 Retail Group NV GDR                                  123,553    2,177,798
                                                                    ------------
TOTAL RUSSIA                                                         141,589,538
                                                                    ------------
SOUTH AFRICA -- (7.9%)
#   African Bank Investments, Ltd.                          709,671      841,536
    African Rainbow Minerals, Ltd.                          180,656    3,401,594
*   Anglo American Platinum, Ltd.                            80,583    3,836,963
#*  AngloGold Ashanti, Ltd. Sponsored ADR                   620,365   11,228,606
*   ArcelorMittal South Africa, Ltd.                        203,913      717,664
    Aspen Pharmacare Holdings, Ltd.                         368,286    9,816,052
    Assore, Ltd.                                             42,544    1,646,678
    AVI, Ltd.                                               294,307    1,623,897
    Barclays Africa Group, Ltd.                             395,609    5,795,302
    Barloworld, Ltd.                                        374,907    4,089,931
#   Bidvest Group, Ltd.                                     385,147   10,575,302
#   Capitec Bank Holdings, Ltd.                              53,150    1,150,296
    Coronation Fund Managers, Ltd.                          258,136    2,492,695
    Discovery, Ltd.                                         380,293    3,301,552
    Distell Group, Ltd.                                      30,883      367,091
#   Exxaro Resources, Ltd.                                  166,494    2,272,484
    FirstRand, Ltd.                                       3,475,911   12,789,231
#   Foschini Group, Ltd. (The)                              261,243    2,699,944
    Gold Fields, Ltd. Sponsored ADR                         979,444    4,143,048
    Impala Platinum Holdings, Ltd.                          756,929    8,533,074

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CONTINUED


                                                           SHARES     VALUE++
                                                          --------- ------------
SOUTH AFRICA -- (Continued)
    Imperial Holdings, Ltd.                                 238,848 $  4,454,661
    Investec, Ltd.                                          361,913    3,185,350
#   Kumba Iron Ore, Ltd.                                     89,688    3,194,217
    Liberty Holdings, Ltd.                                  172,373    2,067,632
    Life Healthcare Group Holdings, Ltd.                  1,081,237    4,299,588
    Massmart Holdings, Ltd.                                 103,729    1,374,871
    Mediclinic International, Ltd.                          434,871    3,041,851
    MMI Holdings, Ltd.                                    1,850,766    4,653,139
    Mondi, Ltd.                                             212,776    3,543,062
    Mr Price Group, Ltd.                                    278,233    4,192,431
    MTN Group, Ltd.                                       1,869,995   37,515,477
    Nampak, Ltd.                                            917,727    3,423,728
    Naspers, Ltd. Class N                                   444,856   42,038,561
#   Nedbank Group, Ltd.                                     341,928    7,329,876
    Netcare, Ltd.                                         1,842,541    4,469,703
#   Pick n Pay Stores, Ltd.                                 279,886    1,599,246
    PPC, Ltd.                                                60,146      174,996
    PSG Group, Ltd.                                          61,341      607,556
    Sanlam, Ltd.                                          2,264,361   12,130,501
    Santam, Ltd.                                             36,574      738,444
    Sasol, Ltd.                                              35,602    1,995,289
    Sasol, Ltd. Sponsored ADR                               609,116   33,751,118
    Shoprite Holdings, Ltd.                                 503,929    8,430,119
    Spar Group, Ltd. (The)                                  171,619    2,016,406
    Standard Bank Group, Ltd.                             1,498,309   19,686,203
    Steinhoff International Holdings, Ltd.                2,068,052   10,746,303
    Tiger Brands, Ltd.                                      170,081    4,550,012
    Truworths International, Ltd.                           508,009    4,081,489
    Tsogo Sun Holdings, Ltd.                                288,868      755,157
#   Vodacom Group, Ltd.                                     418,672    4,996,495
    Woolworths Holdings, Ltd.                               788,404    5,365,653
                                                                    ------------
TOTAL SOUTH AFRICA                                                   331,732,074
                                                                    ------------
SOUTH KOREA -- (13.9%)
    Amorepacific Corp.                                        2,883    3,728,076
    AMOREPACIFIC Group                                        3,010    1,557,250
    BS Financial Group, Inc.                                238,870    3,657,339
#*  Celltrion, Inc.                                          56,704    2,644,166
    Cheil Industries, Inc.                                   51,812    3,308,638
*   Cheil Worldwide, Inc.                                    87,060    2,119,085
#   CJ CheilJedang Corp.                                      8,825    2,649,635
#   CJ Corp.                                                 25,178    3,049,376
#*  CJ Korea Express Co., Ltd.                                5,587      590,466
    Coway Co., Ltd.                                          50,818    4,016,732
    Daelim Industrial Co., Ltd.                              36,223    2,955,721
#*  Daewoo Engineering & Construction Co., Ltd.             133,508    1,107,539
#   Daewoo International Corp.                               43,083    1,511,127
#*  Daewoo Securities Co., Ltd.                             220,281    1,809,854
#   Daewoo Shipbuilding & Marine Engineering Co., Ltd.      109,830    3,187,570
    Dongbu Insurance Co., Ltd.                               46,663    2,579,006
    Doosan Corp.                                             13,034    1,680,048
    Doosan Heavy Industries & Construction Co., Ltd.         67,109    2,268,365

THE EMERGING MARKETS SERIES
CONTINUED


                                                          SHARES    VALUE++
                                                          ------- -----------
SOUTH KOREA -- (Continued)
*   Doosan Infracore Co., Ltd.                            150,610 $ 1,821,193
    E-Mart Co., Ltd.                                       25,293   5,783,654
    Grand Korea Leisure Co., Ltd.                           7,100     296,902
#*  GS Engineering & Construction Corp.                    38,637   1,363,200
    GS Holdings                                            66,625   3,108,991
    Halla Visteon Climate Control Corp.                     4,410     184,526
    Hana Financial Group, Inc.                            316,379  11,163,769
    Hankook Tire Co., Ltd.                                 66,995   3,886,906
#   Hanwha Chemical Corp.                                  98,760   1,750,190
    Hanwha Corp.                                           47,620   1,388,075
#   Hanwha Life Insurance Co., Ltd.                       219,350   1,429,666
#   Hite Jinro Co., Ltd.                                   22,640     548,950
#   Hotel Shilla Co., Ltd.                                 29,607   2,493,245
    Hyosung Corp.                                          15,325   1,094,866
    Hyundai Department Store Co., Ltd.                     17,135   2,209,600
    Hyundai Engineering & Construction Co., Ltd.           77,500   4,195,836
    Hyundai Glovis Co., Ltd.                               11,990   2,828,124
    Hyundai Heavy Industries Co., Ltd.                     44,760   8,415,511
    Hyundai Marine & Fire Insurance Co., Ltd.              68,600   2,012,688
    Hyundai Mobis                                          67,404  19,256,211
#   Hyundai Motor Co.                                     151,763  33,838,057
#   Hyundai Steel Co.                                      79,803   5,229,037
    Hyundai Wia Corp.                                      14,396   2,373,621
    Industrial Bank of Korea                              252,200   3,106,418
    Kangwon Land, Inc.                                    114,660   3,316,538
    KB Financial Group, Inc.                              344,645  11,789,889
    KB Financial Group, Inc. ADR                           97,918   3,361,525
    KCC Corp.                                               6,039   3,011,501
#   KEPCO Engineering & Construction Co., Inc.              8,507     507,236
    KEPCO Plant Service & Engineering Co., Ltd.            12,199     792,598
    Kia Motors Corp.                                      270,079  14,984,572
    Korea Aerospace Industries, Ltd.                       34,130   1,089,329
    Korea Electric Power Corp.                            197,690   7,558,630
*   Korea Electric Power Corp. Sponsored ADR                2,700      51,678
*   Korea Gas Corp.                                        25,872   1,549,386
    Korea Investment Holdings Co., Ltd.                    32,780   1,204,014
    Korea Zinc Co., Ltd.                                    8,923   2,940,341
*   Korean Air Lines Co., Ltd.                              9,321     299,711
    KT Corp.                                               23,160     738,205
    KT Corp. Sponsored ADR                                  2,026      32,234
#   KT&G Corp.                                            100,502   8,054,435
#   Kumho Petro chemical Co., Ltd.                         15,006   1,272,424
    LG Chem, Ltd.                                          46,860  11,961,419
    LG Corp.                                              114,378   6,377,905
*   LG Display Co., Ltd.                                  143,050   3,809,951
#*  LG Display Co., Ltd. ADR                              498,050   6,629,046
#   LG Electronics, Inc.                                  118,452   7,889,609
#   LG Household & Health Care, Ltd.                        8,626   3,949,816
    LG Uplus Corp.                                        300,300   2,957,607
#   Lotte Chemical Corp.                                   21,503   3,403,974
    Lotte Confectionery Co., Ltd.                             321     550,373
    Lotte Shopping Co., Ltd.                               12,940   4,013,021

THE EMERGING MARKETS SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- ------------
SOUTH KOREA -- (Continued)
    LS Corp.                                                  19,070 $  1,495,795
    Macquarie Korea Infrastructure Fund                      200,980    1,244,624
    Mando Corp.                                               10,816    1,301,141
    Naver Corp.                                               27,242   19,617,420
#   NCSoft Corp.                                              14,464    2,878,034
#*  OCI Co., Ltd.                                             16,339    2,871,114
#   Orion Corp.                                                3,321    2,537,363
    Paradise Co., Ltd.                                         5,829      217,151
    POSCO                                                     47,828   14,129,742
    POSCO ADR                                                 67,985    5,003,696
    S-1 Corp.                                                 15,382    1,169,998
#   S-Oil Corp.                                               47,441    2,776,390
    Samsung C&T Corp.                                        143,779    9,041,935
    Samsung Card Co., Ltd.                                    23,720      861,562
#   Samsung Electro-Mechanics Co., Ltd.                       81,053    5,209,385
    Samsung Electronics Co., Ltd.                             81,120  105,777,262
    Samsung Electronics Co., Ltd. GDR                         49,372   31,872,757
#*  Samsung Engineering Co., Ltd.                             27,417    2,058,100
    Samsung Fire & Marine Insurance Co., Ltd.                 37,748    8,966,310
#   Samsung Heavy Industries Co., Ltd.                       168,600    4,618,368
    Samsung Life Insurance Co., Ltd.                          59,292    5,518,326
    Samsung SDI Co., Ltd.                                     39,230    5,760,786
#   Samsung Securities Co., Ltd.                              70,938    2,710,896
#   Samsung Techwin Co., Ltd.                                 34,401    1,931,439
    Shinhan Financial Group Co., Ltd.                        374,876   16,362,733
#   Shinhan Financial Group Co., Ltd. ADR                     86,082    3,753,175
    Shinsegae Co., Ltd.                                        6,575    1,427,494
    SK C&C Co., Ltd.                                          19,871    2,727,634
    SK Holdings Co., Ltd.                                     37,523    6,655,836
*   SK Hynix, Inc.                                           512,610   19,988,432
    SK Innovation Co., Ltd.                                   69,006    7,905,282
*   SK Networks Co., Ltd.                                      5,020       46,283
    SK Telecom Co., Ltd.                                       8,002    1,656,853
*   Woori Finance Holdings Co., Ltd.                         419,590    4,602,902
#*  Woori Finance Holdings Co., Ltd. ADR                       1,223       40,365
    Woori Investment & Securities Co., Ltd.                  147,510    1,249,318
    Young Poong Corp.                                            176      202,709
                                                                     ------------
TOTAL SOUTH KOREA                                                     584,484,806
                                                                     ------------
TAIWAN -- (13.3%)
#*  Acer, Inc.                                             3,709,040    2,293,657
    Advanced Semiconductor Engineering, Inc.               6,951,929    8,095,259
#   Advanced Semiconductor Engineering, Inc. ADR              77,739      459,438
    Advantech Co., Ltd.                                      292,200    1,892,541
#   Airtac International Group                               105,000    1,129,331
    Asia Cement Corp.                                      3,097,802    4,075,454
#   Asustek Computer, Inc.                                   861,180    8,903,767
*   AU Optronics Corp.                                    15,243,873    5,795,209
*   AU Optronics Corp. Sponsored ADR                         326,626    1,228,114
#   Catcher Technology Co., Ltd.                             866,429    7,315,755
    Cathay Financial Holding Co., Ltd.                     8,568,048   12,115,089
    Cathay Real Estate Development Co., Ltd.                 839,000      486,854

THE EMERGING MARKETS SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- -----------
TAIWAN -- (Continued)
    Chang Hwa Commercial Bank                              6,496,043 $ 3,776,676
    Cheng Shin Rubber Industry Co., Ltd.                   2,012,965   5,781,612
    Cheng Uei Precision Industry Co., Ltd.                   384,109     773,149
    Chicony Electronics Co., Ltd.                            639,574   1,665,553
*   China Airlines, Ltd.                                   5,286,536   1,769,329
    China Development Financial Holding Corp.             19,411,121   5,567,282
    China Life Insurance Co., Ltd.                         2,925,797   2,563,222
    China Motor Corp.                                        649,000     587,845
#   China Petrochemical Development Corp.                  2,243,613     884,634
#   China Steel Chemical Corp.                               148,000     853,935
#   China Steel Corp.                                     13,451,895  11,303,772
#   Chipbond Technology Corp.                                575,000     984,830
    Chunghwa Telecom Co., Ltd.                             1,193,000   3,730,572
#   Chunghwa Telecom Co., Ltd. ADR                           236,502   7,423,798
    Clevo Co.                                                550,075   1,013,983
    Compal Electronics, Inc.                               7,470,541   5,329,719
#   CTBC Financial Holding Co., Ltd.                      15,898,997   9,459,419
    CTCI Corp.                                               638,000   1,018,892
    Delta Electronics, Inc.                                1,992,366  12,232,479
*   E.Sun Financial Holding Co., Ltd.()                      623,678      67,122
    E.Sun Financial Holding Co., Ltd.(6433912)             6,846,651   4,141,266
    Eclat Textile Co., Ltd.                                  188,120   2,062,587
#   Epistar Corp.                                          1,230,000   2,691,676
*   Eva Airways Corp.                                      2,723,600   1,381,575
*   Evergreen Marine Corp. Taiwan, Ltd.                    2,443,249   1,389,055
    Far Eastern Department Stores, Ltd.                    1,529,993   1,425,273
    Far Eastern New Century Corp.                          4,044,335   4,144,046
    Far EasTone Telecommunications Co., Ltd.               2,054,000   4,441,128
    Farglory Land Development Co., Ltd.                      648,393   1,063,453
    Feng Hsin Iron & Steel Co.                               214,000     358,805
    Feng TAY Enterprise Co., Ltd.                            253,000     700,566
    First Financial Holding Co., Ltd.                      9,531,371   5,591,207
    Formosa Chemicals & Fibre Corp.                        3,755,518   9,094,260
    Formosa International Hotels Corp.                        31,460     370,011
    Formosa Petrochemical Corp.                            1,244,000   3,128,895
    Formosa Plastics Corp.                                 4,827,153  12,455,899
    Formosa Taffeta Co., Ltd.                                848,000     886,851
    Foxconn Technology Co., Ltd.                           1,290,237   3,210,396
    Fubon Financial Holding Co., Ltd.                      7,900,233  10,225,124
    Giant Manufacturing Co., Ltd.                            295,506   2,313,770
    Ginko International Co., Ltd.                             28,000     471,178
#   Gourmet Master Co., Ltd.                                  33,000     267,509
#*  HannStar Display Corp.                                 3,348,000   1,161,322
    Highwealth Construction Corp.                            530,200   1,183,786
#   Hiwin Technologies Corp.                                 187,173   1,782,738
    Hon Hai Precision Industry Co., Ltd.                  12,802,056  36,767,003
    Hotai Motor Co., Ltd.                                    278,000   3,261,971
#   HTC Corp.                                              1,028,235   5,287,848
    Hua Nan Financial Holdings Co., Ltd.                   7,280,828   4,101,780
#*  Innolux Corp.                                         16,126,341   5,570,849
#*  Inotera Memories, Inc.                                 3,117,000   3,201,736
    Inventec Corp.                                         3,189,551   2,941,039

THE EMERGING MARKETS SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- -----------
TAIWAN -- (Continued)
    Kenda Rubber Industrial Co., Ltd.                        632,481 $ 1,471,042
    Kinsus Interconnect Technology Corp.                     552,000   2,087,145
    Largan Precision Co., Ltd.                               105,860   6,627,768
    LCY Chemical Corp.                                       434,123     446,833
    Lite-On Technology Corp.                               3,274,358   5,009,018
#   Lung Yen Life Service Corp.                              117,000     318,686
*   Macronix International                                   532,218     125,522
    MediaTek, Inc.                                         1,280,995  20,073,171
*   Medigen Biotechnology Corp.                               26,000     313,264
    Mega Financial Holding Co., Ltd.                      10,995,904   8,418,262
    Merida Industry Co., Ltd.                                210,750   1,412,953
*   Nan Kang Rubber Tire Co., Ltd.                           534,780     607,970
    Nan Ya Plastics Corp.                                  5,550,599  12,171,635
#   Novatek Microelectronics Corp.                           631,000   2,924,959
    Oriental Union Chemical Corp.                            248,000     246,603
    Pegatron Corp.                                         3,464,345   5,257,146
#   Phison Electronics Corp.                                 146,000     994,247
    Pou Chen Corp.                                         2,930,487   3,731,348
#   Powertech Technology, Inc.                               929,819   1,504,847
    President Chain Store Corp.                              696,831   5,185,199
    Quanta Computer, Inc.                                  2,622,000   7,194,188
#   Radiant Opto-Electronics Corp.                           730,170   2,943,874
    Realtek Semiconductor Corp.                              551,950   1,575,852
#   Ruentex Development Co., Ltd.                            945,351   1,675,334
    Ruentex Industries, Ltd.                                 828,182   1,969,602
#   Sanyang Industry Co., Ltd.                               776,000     710,602
#   ScinoPharm Taiwan, Ltd.                                  245,440     668,154
#   Shin Kong Financial Holding Co., Ltd.                 12,020,708   3,640,912
    Siliconware Precision Industries Co.                   3,473,324   5,146,662
    Siliconware Precision Industries Co. Sponsored ADR        67,173     498,424
    Simplo Technology Co., Ltd.                              419,000   2,182,809
    SinoPac Financial Holdings Co., Ltd.                   9,553,105   4,264,313
#   St Shine Optical Co., Ltd.                                52,000   1,104,025
#   Standard Foods Corp.                                     306,784     844,026
    Synnex Technology International Corp.                  1,493,756   2,324,667
    Taishin Financial Holding Co., Ltd.                   10,852,483   4,929,188
*   Taiwan Business Bank                                   4,885,871   1,425,597
    Taiwan Cement Corp.                                    4,294,720   6,824,040
    Taiwan Cooperative Financial Holding Co., Ltd.         8,088,371   4,302,749
    Taiwan FamilyMart Co., Ltd.                               33,000     229,804
#   Taiwan Fertilizer Co., Ltd.                            1,141,000   2,270,561
    Taiwan Glass Industry Corp.                            1,184,253   1,084,174
    Taiwan Mobile Co., Ltd.                                1,801,300   5,814,349
    Taiwan Secom Co., Ltd.                                    49,000     124,224
    Taiwan Semiconductor Manufacturing Co., Ltd.          25,188,808  98,975,776
#   Taiwan Semiconductor Manufacturing Co., Ltd.
      Sponsored ADR                                          223,463   4,491,606
    Teco Electric and Machinery Co., Ltd.                  2,803,000   3,048,149
#   Ton Yi Industrial Corp.                                  820,000     873,689
    Transcend Information, Inc.                              231,181     763,641
    Tripod Technology Corp.                                  482,870     951,760
    TSRC Corp.                                               633,300     929,963
    U-Ming Marine Transport Corp.                            551,860     929,299

THE EMERGING MARKETS SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- ------------
TAIWAN -- (Continued)
    Uni-President Enterprises Corp.                        5,303,515 $  8,978,838
#   Unimicron Technology Corp.                             1,848,896    1,573,725
#   United Microelectronics Corp.                         18,189,000    7,930,679
    Vanguard International Semiconductor Corp.               999,000    1,369,019
*   Walsin Lihwa Corp.                                     3,769,000    1,238,117
    Wan Hai Lines, Ltd.                                    1,104,800      551,297
#*  Wintek Corp.                                           1,832,760      614,259
#   Wistron Corp.                                          4,093,444    3,420,498
    WPG Holdings, Ltd.                                     2,051,869    2,524,266
*   Yang Ming Marine Transport Corp.                       1,948,300      797,937
    Yuanta Financial Holding Co., Ltd.                    12,335,577    6,157,725
#   Yulon Motor Co., Ltd.                                  1,152,000    1,792,649
#   Zhen Ding Technology Holding, Ltd.                       359,700    1,044,574
                                                                     ------------
TOTAL TAIWAN                                                          559,286,107
                                                                     ------------
THAILAND -- (2.5%)
    Advanced Info Service PCL                              1,088,500    8,140,204
    Airports of Thailand PCL                                 423,700    2,553,198
    Bangkok Bank PCL(6077019)                                329,000    1,921,539
    Bangkok Bank PCL(6368360)                                575,500    3,352,341
    Bangkok Dusit Medical Services PCL                     5,300,000    2,423,980
    Bangkok Life Assurance PCL                               482,000    1,053,816
    Banpu PCL                                              1,479,200    1,371,323
    BEC World PCL                                            810,000    1,370,442
    Berli Jucker PCL                                         555,800      820,131
    Big C Supercenter PCL(6763932)                            24,600      144,438
    Big C Supercenter PCL(6368434)                           333,200    1,956,366
    Bumrungrad Hospital PCL                                  248,700      753,171
    Central Pattana PCL                                    1,308,100    1,829,157
    Central Plaza Hotel PCL                                  709,700      679,873
    Charoen Pokphand Foods PCL                             2,881,300    2,404,051
    CP ALL PCL                                             3,242,700    4,208,696
    Delta Electronics Thailand PCL                           480,400      846,193
    Electricity Generating PCL                               175,000      711,140
    Glow Energy PCL                                          445,700    1,070,864
    Home Product Center PCL                                3,844,917    1,063,412
    Indorama Ventures PCL                                  1,887,300    1,388,064
    Intouch Holdings PCL                                     488,100    1,176,508
    IRPC PCL                                              11,139,400    1,266,780
    Jasmine International PCL                              3,720,300      954,218
    Kasikornbank PCL(6364766)                                 52,000      307,726
    Kasikornbank PCL(6888794)                              1,146,600    6,962,512
    Krung Thai Bank PCL                                    6,579,087    3,679,897
    Land and Houses PCL(6581930)                             790,000      246,570
    Land and Houses PCL(6581941)                           2,961,500      906,021
    Minor International PCL                                1,542,100    1,172,301
    Pruksa Real Estate PCL                                 1,316,900      911,575
    PTT Exploration & Production PCL(B1359J0)              1,463,555    7,213,752
    PTT Exploration & Production PCL(B1359L2)                 65,409      322,396
    PTT Global Chemical PCL                                1,778,472    3,833,388
    PTT PCL                                                1,203,800   11,643,677
    Ratchaburi Electricity Generating Holding
      PCL(6362771)                                            74,600      122,758

THE EMERGING MARKETS SERIES
CONTINUED


                                                            SHARES      VALUE++
                                                          ---------- --------------
THAILAND -- (Continued)
    Ratchaburi Electricity Generating Holding
      PCL(6294249)                                           521,300 $      857,825
    Robinson Department Store PCL                            428,200        668,235
    Siam Cement PCL (The)(6609906)                           166,400      2,241,978
    Siam Cement PCL (The)(6609928)                           126,100      1,691,205
    Siam City Cement PCL                                     127,413      1,519,821
    Siam Commercial Bank PCL (The)                         1,203,066      6,152,887
    Siam Global House PCL                                  1,033,316        431,081
*   Thai Airways International PCL                           131,300         52,747
    Thai Oil PCL                                           1,007,500      1,626,758
    Thai Union Frozen Products PCL                           452,560        978,962
    Thaicom PCL                                              386,700        483,972
    TMB Bank PCL                                          19,412,000      1,379,716
    Total Access Communication PCL(B1YWK08)                  753,700      2,899,742
    Total Access Communication PCL(B231MK7)                  214,100        827,024
*   True Corp. PCL                                         5,807,400      1,211,371
                                                                     --------------
TOTAL THAILAND                                                          103,805,802
                                                                     --------------
TURKEY -- (1.7%)
    Akbank TAS                                             2,127,222      7,468,075
#   Anadolu Efes Biracilik Ve Malt Sanayii A.S.              223,199      2,676,901
#   Arcelik A.S.                                             303,162      1,873,906
    Aselsan Elektronik Sanayi Ve Ticaret A.S.                 97,871        435,788
    BIM Birlesik Magazalar A.S.                              236,317      5,470,397
    Coca-Cola Icecek A.S.                                     67,443      1,583,973
*   Dogan Yayin Holding A.S.                                       1             --
    Enka Insaat ve Sanayi A.S.                               458,239      1,392,934
#   Eregli Demir ve Celik Fabrikalari TAS                  2,104,839      2,928,833
    Ford Otomotiv Sanayi A.S.                                 77,123        872,677
#   KOC Holding A.S.                                         739,097      3,312,022
#   Koza Altin Isletmeleri A.S.                               48,987        491,229
#*  Migros Ticaret A.S.                                       33,309        301,090
*   Petkim Petrokimya Holding A.S.                            80,883        115,339
#   TAV Havalimanlari Holding A.S.                           172,250      1,383,023
    Tofas Turk Otomobil Fabrikasi A.S.                       144,924        889,513
    Tupras Turkiye Petrol Rafinerileri A.S.                  123,271      2,788,741
    Turk Hava Yollari                                      1,036,101      3,326,710
#   Turk Telekomunikasyon A.S.                               563,410      1,695,828
    Turk Traktor ve Ziraat Makineleri A.S.                    12,442        358,702
#*  Turkcell Iletisim Hizmetleri A.S.                        681,855      3,982,355
#*  Turkcell Iletisim Hizmetleri A.S. ADR                     73,838      1,069,174
    Turkiye Garanti Bankasi A.S.                           2,543,390      9,369,080
    Turkiye Halk Bankasi A.S.                                731,737      4,919,917
    Turkiye Is Bankasi                                     1,910,546      4,518,419
    Turkiye Sise ve Cam Fabrikalari A.S.                     711,487        893,097
#   Turkiye Vakiflar Bankasi Tao                           1,209,629      2,540,362
#   Ulker Biskuvi Sanayi A.S.                                121,920        934,313
#   Yapi ve Kredi Bankasi A.S.                             1,011,449      2,114,654
                                                                     --------------
TOTAL TURKEY                                                             69,707,052
                                                                     --------------
TOTAL COMMON STOCKS                                                   3,740,069,234
                                                                     --------------

THE EMERGING MARKETS SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- ------------
PREFERRED STOCKS -- (4.3%)
BRAZIL -- (4.2%)
    AES Tiete SA                                            135,998 $  1,067,978
    Alpargatas SA                                            15,085       74,419
    Banco Bradesco SA                                     2,233,995   33,253,187
    Banco do Estado do Rio Grande do Sul SA Class B         200,100    1,122,660
    Braskem SA Class A                                       73,800      503,750
    Centrais Eletricas Brasileiras SA Class B               201,800    1,141,248
    Cia Brasileira de Distribuicao Grupo Pao de Acucar       95,700    4,528,019
    Cia de Gas de Sao Paulo Class A                          22,527      495,548
    Cia de Transmissao de Energia Eletrica Paulista          37,389      413,337
    Cia Energetica de Minas Gerais                          735,624    5,605,228
    Cia Energetica de Sao Paulo Class B                     229,010    2,714,535
    Cia Paranaense de Energia                                73,900    1,058,910
*   Empresa Nacional de Comercio Redito e Participacoes
      SA                                                        380        4,942
    Gerdau SA                                               836,068    5,013,221
    Itau Unibanco Holding SA                              2,568,240   42,386,470
    Itau Unibanco Holding SA ADR                            116,961    1,913,475
    Lojas Americanas SA                                     471,267    3,569,772
    Marcopolo SA                                            290,900      533,594
    Oi SA                                                   810,058      777,453
    Petroleo Brasileiro SA                                  935,300    6,950,520
    Petroleo Brasileiro SA Sponsored ADR                  1,981,166   29,321,257
    Suzano Papel e Celulose SA Class A                      419,600    1,368,087
    Telefonica Brasil SA                                    260,184    5,465,643
*   Usinas Siderurgicas de Minas Gerais SA Class A          609,817    2,384,843
    Vale SA                                               1,529,491   18,122,728
    Vale SA Sponsored ADR                                   483,572    5,740,000
                                                                    ------------
TOTAL BRAZIL                                                         175,530,824
                                                                    ------------
CHILE -- (0.0%)
    Embotelladora Andina SA Class B                           9,255       37,233
                                                                    ------------
COLOMBIA -- (0.1%)
    Avianca Holdings SA                                      81,066      168,070
    Banco Davivienda SA                                     114,619    1,632,362
    Bancolombia SA                                           10,827      153,188
    Grupo Aval Acciones y Valores                         1,656,267    1,120,385
    Grupo de Inversiones Suramericana SA                     71,854    1,417,360
                                                                    ------------
TOTAL COLOMBIA                                                         4,491,365
                                                                    ------------
INDIA -- (0.0%)
    Zee Entertainment Enterprises, Ltd., 6.000%           8,184,078      104,480
                                                                    ------------
TOTAL PREFERRED STOCKS                                               180,163,902
                                                                    ------------
RIGHTS/WARRANTS -- (0.0%)
BRAZIL -- (0.0%)
*   AMBEV SA Rights 05/27/14                                  1,197          134
*   Cia De Gas De Sao Paulo Comgas Rights 05/28/14              385           --
*   Klabin SA Rights 05/23/14                                22,582        1,013
                                                                    ------------
TOTAL BRAZIL                                                               1,147
                                                                    ------------

THE EMERGING MARKETS SERIES
CONTINUED


                                                           SHARES       VALUE++
                                                          ---------- --------------
HONG KONG -- (0.0%)
#*  Fosun International, Ltd. Rights 05/12/14                133,959 $          674
                                                                     --------------
PHILIPPINES -- (0.0%)
*   China Banking Corp. Rights 05/07/14                          156             19
                                                                     --------------
SOUTH KOREA -- (0.0%)
*   GS Engineering & Construction Corp. Rights 06/03/14       12,473        105,022
                                                                     --------------
THAILAND -- (0.0%)
*   LH W3 R Warrants 04/29/17                                592,300        117,142
*   LH W3 Warrants 04/29/17                                  158,000         32,225
                                                                     --------------
TOTAL THAILAND                                                              149,367
                                                                     --------------
TOTAL RIGHTS/WARRANTS                                                       256,229
                                                                     --------------
                                                           SHARES/
                                                            FACE
                                                           AMOUNT
                                                            (000)       VALUE+
                                                          ---------- --------------
SECURITIES LENDING COLLATERAL -- (6.8%)
(S)@ DFA Short Term Investment Fund                       24,744,687    286,296,034
                                                                     --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $3,075,524,424)                  $4,206,785,399
                                                                     ==============

THE EMERGING MARKETS SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                               ----------------------------------------------------
                                  LEVEL 1        LEVEL 2     LEVEL 3     TOTAL
                               -------------- -------------- ------- --------------
Common Stocks
   Brazil                      $  284,053,598             --   --    $  284,053,598
   Chile                           64,710,527             --   --        64,710,527
   China                          119,688,115 $  432,550,151   --       552,238,266
   Colombia                        29,238,872             --   --        29,238,872
   Czech Republic                          --     12,511,686   --        12,511,686
   Egypt                                   --      4,201,649   --         4,201,649
   Greece                                  --     22,410,533   --        22,410,533
   Hungary                                 --     12,077,981   --        12,077,981
   India                           26,959,956    281,731,075   --       308,691,031
   Indonesia                          441,711    119,665,163   --       120,106,874
   Malaysia                                --    176,669,748   --       176,669,748
   Mexico                         216,214,648             --   --       216,214,648
   Peru                            12,233,584             --   --        12,233,584
   Philippines                        466,980     54,696,219   --        55,163,199
   Poland                                  --     78,941,659   --        78,941,659
   Russia                           5,314,230    136,275,308   --       141,589,538
   South Africa                    49,122,772    282,609,302   --       331,732,074
   South Korea                     18,871,719    565,613,087   --       584,484,806
   Taiwan                          14,168,502    545,117,605   --       559,286,107
   Thailand                       103,805,802             --   --       103,805,802
   Turkey                           1,069,174     68,637,878   --        69,707,052
Preferred Stocks
   Brazil                         175,530,824             --   --       175,530,824
   Chile                               37,233             --   --            37,233
   Colombia                         4,491,365             --   --         4,491,365
   India                              104,480             --   --           104,480
Rights/Warrants
   Brazil                                  --          1,147   --             1,147
   Hong Kong                               --            674   --               674
   Philippines                             --             19   --                19
   South Korea                             --        105,022   --           105,022
   Thailand                                --        149,367   --           149,367
Securities Lending Collateral              --    286,296,034   --       286,296,034
                               -------------- --------------   --    --------------
TOTAL                          $1,126,524,092 $3,080,261,307   --    $4,206,785,399
                               ============== ==============   ==    ==============

                     THE EMERGING MARKETS SMALL CAP SERIES
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                           SHARES     VALUE++
                                                          --------- -----------
COMMON STOCKS -- (87.9%)
BRAZIL -- (6.9%)
    Abril Educacao SA                                       256,449 $ 3,277,842
    Aliansce Shopping Centers SA                            790,850   6,526,123
    ALL - America Latina Logistica SA                     2,092,128   8,285,005
    Alpargatas SA                                            98,003     443,480
    Anhanguera Educacional Participacoes SA               2,379,735  14,728,262
    Arezzo Industria e Comercio SA                          397,935   4,452,732
    Autometal SA                                            304,359   2,525,234
*   B2W Cia Digital                                         629,960   7,000,968
    Banco Alfa de Investimento SA                               500       1,218
    Banco Mercantil do Brasil SA                              1,327       6,249
    Bematech SA                                             354,137   1,324,589
*   BHG SA - Brazil Hospitality Group                       185,702   1,157,645
    Brasil Brokers Participacoes SA                       1,147,111   2,253,323
    Brasil Insurance Participacoes e Administracao SA       572,226   2,556,058
    BrasilAgro - Co. Brasileira de Propriedades Agricolas    48,100     193,069
*   Brazil Pharma SA                                        711,000   1,160,686
*   Brookfield Incorporacoes SA                           1,364,667     875,198
    Cia de Locacao das Americas                             216,000     280,928
    Cia de Saneamento de Minas Gerais-COPASA                494,521   7,718,054
    Cia Hering                                            1,041,790  11,007,769
    Cia Providencia Industria e Comercio SA                  99,750     361,914
*   Contax Participacoes SA                                 176,335   1,328,592
*   CR2 Empreendimentos Imobiliarios SA                       9,400      12,858
    Cremer SA                                               114,546     857,907
    Cyrela Commercial Properties SA Empreendimentos e
      Participacoes                                          46,800     375,072
    Dimed SA Distribuidora da Medicamentos                      300      19,778
    Direcional Engenharia SA                                810,509   3,954,855
    EDP - Energias do Brasil SA                           2,249,598   9,776,255
*   Eneva SA                                                209,119     115,357
    Equatorial Energia SA                                 1,447,935  13,221,194
    Estacio Participacoes SA                              1,643,304  17,599,327
    Eternit SA                                              578,489   2,254,544
    Even Construtora e Incorporadora SA                   2,116,367   6,814,896
    Ez Tec Empreendimentos e Participacoes SA               519,358   6,375,077
*   Fertilizantes Heringer SA                               131,400     311,742
    Fleury SA                                               549,451   3,686,416
    Forjas Taurus SA                                         35,969      22,261
    Fras-Le SA                                               37,875      68,794
    Gafisa SA                                             2,762,200   4,496,821
#   Gafisa SA ADR                                         1,246,302   4,125,260
*   General Shopping Brasil SA                              168,117     520,995
*   Gol Linhas Aereas Inteligentes SA ADR                   195,800   1,272,700
    Grendene SA                                             513,934   3,249,902
    Guararapes Confeccoes SA                                 32,100   1,497,208
    Helbor Empreendimentos SA                             1,228,893   4,188,625
    Iguatemi Empresa de Shopping Centers SA                 667,200   6,633,849
*   Industria de Bebidas Antarctica Polar SA                 23,000          --
    Industrias Romi SA                                      163,600     370,526
    International Meal Co. Holdings SA                      492,394   3,897,636
    Iochpe-Maxion SA                                        690,508   6,246,237
    JHSF Participacoes SA                                   782,247   1,273,487

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- -----------
BRAZIL -- (Continued)
    Joao Fortes Engenharia SA                                 71,652 $   151,675
    JSL SA                                                   631,500   3,421,245
    Kepler Weber SA                                          118,346   1,926,655
    Light SA                                                 756,607   6,039,962
    Localiza Rent a Car SA                                    86,752   1,295,590
*   Log-in Logistica Intermodal SA                           382,250   1,369,740
    LPS Brasil Consultoria de Imoveis SA                     609,479   3,047,737
    Magnesita Refratarios SA                               1,296,871   2,756,887
    Mahle-Metal Leve SA Industria e Comercio                 363,800   3,591,092
    Marcopolo SA                                              28,000      50,230
*   Marfrig Global Foods SA                                1,809,559   3,376,058
    Marisa Lojas SA                                          395,564   2,675,235
    Mills Estruturas e Servicos de Engenharia SA             703,026   8,866,057
*   Minerva SA                                               875,969   3,936,410
*   MMX Mineracao e Metalicos SA                             269,962     313,578
    MRV Engenharia e Participacoes SA                      3,395,133  10,749,922
    Multiplus SA                                             432,484   5,533,700
    Odontoprev SA                                          2,549,265  10,232,502
*   Paranapanema SA                                        1,451,356   2,388,822
*   PDG Realty SA Empreendimentos e Participacoes         11,912,853   7,319,479
    Portobello SA                                            185,700     424,743
    Positivo Informatica SA                                  189,100     197,602
    Profarma Distribuidora de Produtos Farmaceuticos SA      152,663   1,218,702
    QGEP Participacoes SA                                    801,694   3,084,890
    Raia Drogasil SA                                         640,875   5,460,982
    Redentor Energia SA                                        7,800      18,890
    Restoque Comercio e Confeccoes de Roupas SA              771,308   2,141,225
    Rodobens Negocios Imobiliarios SA                        168,138     871,701
*   Rossi Residencial SA                                   3,233,729   2,320,424
    Santos Brasil Participacoes SA                           388,888   3,116,685
    Sao Carlos Empreendimentos e Participacoes SA             47,859     751,234
    Sao Martinho SA                                          456,762   6,841,956
    SLC Agricola SA                                          417,618   3,183,992
    Sonae Sierra Brasil SA                                   236,846   1,908,789
*   Springs Global Participacoes SA                          278,188     155,952
    Sul America SA                                         1,801,909  13,212,784
*   T4F Entretenimento SA                                    213,800     484,220
    Technos SA                                               203,400   1,191,346
    Tecnisa SA                                             1,078,756   3,352,743
    Tegma Gestao Logistica                                   210,735   1,762,623
    Tempo Participacoes SA                                   266,802     518,109
    Tereos Internacional SA                                  442,183     354,976
    Totvs SA                                                 604,100   9,864,461
    TPI - Triunfo Participacoes e Investimentos SA           321,701   1,255,207
    Trisul SA                                                 37,542      68,021
    UNICASA Industria de Moveis SA                           227,700     434,006
    Valid Solucoes e Servicos de Seguranca em Meios de
      Pagamento e Identificacao S.A                          434,550   6,733,357
*   Vanguarda Agro SA                                      1,679,236   2,394,874
    Via Varejo SA                                            205,862     655,509

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- ------------
BRAZIL -- (Continued)
*   Viver Incorporadora e Construtora SA                     329,889 $     23,672
                                                                     ------------
TOTAL BRAZIL                                                          333,750,768
                                                                     ------------
CHILE -- (1.2%)
    Banmedica SA                                           1,562,213    2,533,296
    Besalco SA                                             2,234,772    1,956,522
    Cementos BIO BIO SA                                      452,622      413,112
    CFR Pharmaceuticals SA                                 4,483,445      913,765
    Cia General de Electricidad SA                            44,656      209,725
*   Cia Pesquera Camanchaca SA                               194,645        9,966
*   Cia Sud Americana de Vapores SA                       38,854,946    1,845,464
    Cintac SA                                                324,650       67,835
    Clinica LAS Condes SA                                        349       26,225
    Cristalerias de Chile SA                                 156,836    1,153,502
    Cruz Blanca Salud SA                                     794,071      668,463
    E.CL SA                                                2,700,692    3,430,339
    Empresa Electrica Pilmaiquen                              46,897      212,770
*   Empresas AquaChile SA                                  1,222,257      833,965
    Empresas Hites SA                                      1,245,628      695,603
    Empresas Iansa SA                                     20,421,762      807,091
*   Empresas La Polar SA                                   4,856,212      481,959
    Enjoy SA                                               1,299,391      170,387
    Forus SA                                                 725,846    3,061,583
    Gasco SA                                                 128,026    1,123,125
    Grupo Security SA                                      1,563,887      546,004
    Inversiones Aguas Metropolitanas SA                    3,001,025    4,967,483
    Inversiones La Construccion SA                            27,654      363,897
    Invexans SA                                           27,288,748      489,428
    Latam Airlines Group SA                                  134,619    1,947,063
*   Madeco SA                                             27,288,748      113,894
    Masisa SA                                             14,224,085      705,841
    Molibdenos y Metales SA                                    5,009       68,132
*   Multiexport Foods SA                                   3,401,667      765,572
    Parque Arauco SA                                       5,518,473    9,876,927
    PAZ Corp. SA                                           1,149,956      644,010
    Ripley Corp. SA                                        5,102,934    3,319,026
    Salfacorp SA                                           2,133,718    1,834,017
    Sigdo Koppers SA                                         698,793    1,139,360
    Sociedad Matriz SAAM SA                               24,742,555    1,999,558
    Socovesa SA                                            2,895,998      538,905
    Sonda SA                                                 221,045      511,229
    Soquimich Comercial SA                                   367,478       81,639
    Vina Concha y Toro SA                                  3,824,015    7,996,983
#   Vina Concha y Toro SA Sponsored ADR                        2,025       84,848
    Vina San Pedro Tarapaca SA                            40,093,814      270,014
                                                                     ------------
TOTAL CHILE                                                            58,878,527
                                                                     ------------
CHINA -- (12.4%)
    361 Degrees International, Ltd.                        2,673,000      614,319
    Agile Property Holdings, Ltd.                          6,086,000    4,935,549
    Ajisen China Holdings, Ltd.                            1,988,000    1,678,611
    AMVIG Holdings, Ltd.                                   1,964,000      714,970

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
CHINA -- (Continued)
#*  Angang Steel Co., Ltd. Class H                         2,582,000 $1,567,987
    Anhui Expressway Co., Ltd. Class H                     2,418,000  1,323,778
#   Anta Sports Products, Ltd.                             3,936,000  5,749,235
#   Anton Oilfield Services Group                          4,904,000  3,256,698
#   Anxin-China Holdings, Ltd.                            11,211,000  1,766,350
    Asia Cement China Holdings Corp.                       2,176,500  1,582,411
*   Asia Energy Logistics Group, Ltd.                     26,160,000    249,643
#   Asian Citrus Holdings, Ltd.                            3,627,000    754,069
*   Ausnutria Dairy Corp., Ltd.                              365,000     12,900
*   AVIC International Holdings, Ltd.                        708,000    256,330
    AviChina Industry & Technology Co., Ltd. Class H       8,290,788  4,437,439
#   Baoxin Auto Group, Ltd.                                1,473,000  1,115,728
    Baoye Group Co., Ltd. Class H                          1,860,000  1,104,828
*   BaWang International Group Holding, Ltd.               1,658,000     84,653
    BBMG Corp. Class H                                     1,993,000  1,397,765
    Beijing Capital International Airport Co., Ltd.
      Class H                                              9,040,000  6,315,854
#   Beijing Capital Land, Ltd. Class H                     6,142,500  2,069,105
    Beijing Enterprises Water Group, Ltd.                 11,929,660  7,551,070
    Beijing Jingkelong Co., Ltd. Class H                      77,749     21,789
#   Beijing Jingneng Clean Energy Co., Ltd. Class H        2,708,000  1,170,807
    Beijing North Star Co., Ltd. Class H                   2,644,000    617,294
    Biostime International Holdings, Ltd.                     98,000    651,896
#   Bloomage Biotechnology Corp., Ltd.                       355,000    957,799
#   Boer Power Holdings, Ltd.                              1,317,000  1,728,744
#   Bosideng International Holdings, Ltd.                 12,146,000  1,792,589
*   BYD Electronic International Co., Ltd.                 3,864,815  2,382,220
    C C Land Holdings, Ltd.                                6,255,343  1,174,408
    C.banner International Holdings, Ltd.                     62,000     20,568
    Carrianna Group Holdings Co., Ltd.                     1,759,257    352,644
    Cecep Costin New Materials Grp, Ltd.                     299,000    142,975
    Central China Real Estate, Ltd.                        3,147,626    777,125
*   CGN Mining Co., Ltd.                                   2,905,000    300,568
#   Changshouhua Food Co., Ltd.                            1,493,000  1,516,788
#*  Chaoda Modern Agriculture Holdings, Ltd.               6,771,138    541,691
#   Chaowei Power Holdings, Ltd.                           2,069,000  1,065,593
*   Chigo Holding, Ltd.                                   22,234,000    505,555
    Chiho-Tiande Group, Ltd.                                  64,000     31,327
    China Aerospace International Holdings, Ltd.          10,430,500  1,052,847
    China Agri-Industries Holdings, Ltd.                   9,414,800  3,766,726
#   China All Access Holdings, Ltd.                        3,184,000  1,319,196
*   China Animal Healthcare, Ltd.                          1,752,000  1,149,493
    China Aoyuan Property Group, Ltd.                      5,325,000    907,384
    China Automation Group, Ltd.                           3,231,000    575,148
    China BlueChemical, Ltd.                               5,842,000  3,136,086
*   China Chengtong Development Group, Ltd.                1,562,000     48,242
    China Communications Services Corp., Ltd. Class H      9,838,000  4,979,890
#   China Datang Corp. Renewable Power Co., Ltd. Class H   9,709,000  1,281,618
#   China Dongxiang Group Co.                             13,246,985  2,348,721
*   China Dredging Environment Protection Holdings, Ltd.   1,676,000    577,205
*   China Energine International Holdings, Ltd.            4,080,000    358,589
    China Everbright International, Ltd.                   4,843,800  6,058,088
    China Everbright, Ltd.                                 3,554,000  4,762,869

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
CHINA -- (Continued)
    China Fiber Optic Network System Group, Ltd.           2,300,000 $  538,761
#*  China Foods, Ltd.                                      3,764,000  1,273,719
*   China Glass Holdings, Ltd.                             3,590,000    431,842
*   China Green Holdings, Ltd.                             1,212,000     76,148
#*  China Haidian Holdings, Ltd.                           8,160,000  1,033,781
*   China High Precision Automation Group, Ltd.            1,289,000    202,836
#*  China High Speed Transmission Equipment Group Co.,
      Ltd.                                                 5,250,000  3,670,078
#   China Hongqiao Group, Ltd.                             3,378,000  2,316,935
*   China Household Holdings, Ltd.                         3,730,000    108,249
*   China Huiyuan Juice Group, Ltd.                        2,661,500  1,743,201
#   China ITS Holdings Co., Ltd.                           3,756,000    709,586
*   China Jiuhao Health Industry Corp., Ltd.               5,800,000    292,064
    China Lesso Group Holdings, Ltd.                       3,782,000  2,014,640
#   China Lilang, Ltd.                                     2,204,000  1,423,254
#   China Lumena New Materials Corp.                      14,530,000  2,342,657
#   China Medical System Holdings, Ltd.                    4,204,500  4,981,992
#*  China Metal Recycling Holdings, Ltd.                   2,401,686    547,686
*   China Mining Resources Group, Ltd.                     5,666,000     63,952
#*  China Modern Dairy Holdings, Ltd.                      5,468,000  2,361,227
    China Molybdenum Co., Ltd. Class H                       116,000     51,741
#   China National Materials Co., Ltd.                     3,927,000    761,690
#*  China New Town Development Co., Ltd.                   6,403,148    480,736
#   China Oil & Gas Group, Ltd.                           17,240,000  2,853,344
    China Outfitters Holdings, Ltd.                           24,000      3,704
    China Overseas Grand Oceans Group, Ltd.                3,221,500  1,916,725
#   China Power International Development, Ltd.           11,088,000  3,992,364
#*  China Power New Energy Development Co., Ltd.          29,180,000  1,530,016
#*  China Precious Metal Resources Holdings Co., Ltd.     14,492,318  1,441,099
*   China Properties Group, Ltd.                           2,464,000    554,489
    China Qinfa Group, Ltd.                                2,656,000    113,158
#*  China Rare Earth Holdings, Ltd.                        5,968,000    762,663
#*  China Rongsheng Heavy Industries Group Holdings, Ltd. 15,127,500  2,604,516
*   China Ruifeng Renewable Energy Holdings, Ltd.          3,376,000    701,291
#   China Sanjiang Fine Chemicals Co., Ltd.                2,889,000  1,265,286
#   China SCE Property Holdings, Ltd.                      4,341,200    941,465
    China Shanshui Cement Group, Ltd.                      8,790,000  3,411,568
    China Shineway Pharmaceutical Group, Ltd.              1,376,200  2,404,281
#*  China Shipping Container Lines Co., Ltd. Class H       6,987,000  1,646,261
#*  China Shipping Development Co., Ltd. Class H           8,656,000  4,744,909
#   China Singyes Solar Technologies Holdings, Ltd.        2,426,200  3,560,843
#   China South City Holdings, Ltd.                        8,764,000  3,680,862
    China Southern Airlines Co., Ltd. Class H              2,850,000    851,070
    China Southern Airlines Co., Ltd. Sponsored ADR            2,821     42,484
    China Starch Holdings, Ltd.                            6,470,000    166,475
#   China Suntien Green Energy Corp., Ltd. Class H         8,092,000  2,741,090
    China Taifeng Beddings Holdings, Ltd.                  1,500,000    166,873
*   China Taiping Insurance Holdings Co., Ltd.             3,573,600  5,679,064
#*  China Tian Lun Gas Holdings, Ltd.                        573,000    528,635
    China Tianyi Holdings, Ltd.                            1,876,000    252,481
*   China Tontine Wines Group, Ltd.                        1,610,000     69,598
*   China Traditional Chinese Medicine Co., Ltd.           2,158,000    921,320
    China Travel International Inv HK                     14,349,900  2,890,497

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
CHINA -- (Continued)
*   China Vanadium Titano - Magnetite Mining Co., Ltd.     5,311,000 $  665,451
#   China Water Affairs Group, Ltd.                        5,682,000  1,922,953
#*  China Water Industry Group, Ltd.                       1,524,000    250,484
*   China WindPower Group, Ltd.                           22,054,964  1,431,104
#*  China Yurun Food Group, Ltd.                           6,590,000  3,185,376
#*  China ZhengTong Auto Services Holdings, Ltd.           3,793,500  2,067,859
#*  China Zhongwang Holdings, Ltd.                         6,878,400  2,149,951
#*  Chinasoft International, Ltd.                          4,186,000  1,210,213
#*  ChinaVision Media Group, Ltd.                         12,460,000  2,397,930
*   Chinese People Holdings Co., Ltd.                      8,028,000    212,301
*   Chongqing Iron & Steel Co., Ltd. Class H               2,247,400    321,797
    Chongqing Machinery & Electric Co., Ltd. Class H       5,110,000    661,064
    Chongqing Rural Commercial Bank Class H                2,011,000    876,574
    Chu Kong Petroleum & Natural Gas Steel Pipe
      Holdings, Ltd.                                       2,353,000    714,498
    CIMC Enric Holdings, Ltd.                              2,094,000  3,026,937
*   Citic 21CN Co., Ltd.                                   5,303,200  2,957,861
*   CITIC Dameng Holdings, Ltd.                              274,000     19,519
*   CITIC Resources Holdings, Ltd.                        11,574,600  1,689,879
    Clear Media, Ltd.                                        243,000    243,027
*   Coastal Greenland, Ltd.                                5,154,000    161,376
#*  Comba Telecom Systems Holdings, Ltd.                   3,908,077    995,250
*   Comtec Solar Systems Group, Ltd.                       3,378,000    538,164
    Coolpad Group, Ltd.                                    5,732,000  2,488,290
#   Cosco International Holdings, Ltd.                     2,703,000  1,127,280
    COSCO Pacific, Ltd.                                      544,000    730,161
*   Coslight Technology International Group, Ltd.            484,000    337,843
    CP Pokphand Co., Ltd.                                 19,994,594  2,214,656
#   CPMC Holdings, Ltd.                                    1,830,000  1,448,574
    CSPC Pharmaceutical Group, Ltd.                        3,553,877  2,938,075
*   DaChan Food Asia, Ltd.                                 1,725,955    204,824
#   Dah Chong Hong Holdings, Ltd.                          3,445,000  2,183,833
    Dalian Port PDA Co., Ltd. Class H                      4,986,000  1,178,759
#   Daphne International Holdings, Ltd.                    5,192,000  2,084,506
#   Dawnrays Pharmaceutical Holdings, Ltd.                 1,366,943  1,028,874
#*  DBA Telecommunication Asia Holdings, Ltd.              2,108,000    103,593
    Digital China Holdings, Ltd.                           3,529,800  3,269,317
    Dongfang Electric Corp., Ltd. Class H                    137,400    214,183
#   Dongjiang Environmental Co., Ltd. Class H                210,000    761,172
#   Dongyue Group, Ltd.                                    5,390,000  2,162,921
#*  Dynasty Fine Wines Group, Ltd.                         1,614,000     56,208
    Embry Holdings, Ltd.                                     473,000    276,148
    EVA Precision Industrial Holdings, Ltd.                4,534,435    761,479
*   EverChina International Holdings Co., Ltd.            17,180,000    765,128
    Evergreen International Holdings, Ltd.                 1,246,000    149,751
*   Extrawell Pharmaceutical Holdings, Ltd.                6,867,921    333,113
    Fantasia Holdings Group Co., Ltd.                      8,451,000  1,126,837
#   First Tractor Co., Ltd. Class H                        3,351,176  1,962,553
#   Franshion Properties China, Ltd.                      15,840,300  4,954,331
#   Fufeng Group, Ltd.                                     5,262,600  2,005,194
#   Geely Automobile Holdings, Ltd.                       21,785,000  7,573,243
*   Global Bio-Chem Technology Group Co., Ltd.             9,644,800    330,860
*   Global Sweeteners Holdings, Ltd.                         770,951     43,034

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
CHINA -- (Continued)
*   Glorious Property Holdings, Ltd.                      13,214,501 $1,894,228
    Goldbond Group Holdings, Ltd.                            210,000     10,183
#   Golden Eagle Retail Group, Ltd.                        2,608,000  3,373,279
    Golden Meditech Holdings, Ltd.                         9,470,368    819,568
#   Goldlion Holdings, Ltd.                                1,017,962    466,165
#   GOME Electrical Appliances Holding, Ltd.              43,306,000  8,119,841
    Good Friend International Holdings, Inc.                 404,667    125,466
#   Goodbaby International Holdings, Ltd.                  2,969,000  1,625,852
*   Great Wall Technology Co., Ltd. Class H                2,212,950    861,633
    Greatview Aseptic Packaging Co., Ltd.                  1,740,000  1,061,706
    Greenland Hong Kong Holdings, Ltd.                     1,309,000    598,944
    Greentown China Holdings, Ltd.                         2,827,148  2,847,328
    Guangdong Land Holdings, Ltd.                          4,396,800    868,032
#   Guangshen Railway Co., Ltd. Class H                    5,688,000  2,148,853
    Guangshen Railway Co., Ltd. Sponsored ADR                  5,067     95,969
    Guangzhou Shipyard International Co., Ltd. Class H       159,400    281,260
#   Guodian Technology & Environment Group Co., Ltd.
      Class H                                              2,383,000    594,480
    Hainan Meilan International Airport Co., Ltd. Class H    720,000    683,623
#   Haitian International Holdings, Ltd.                   2,189,000  4,404,348
#*  Hanergy Solar Group, Ltd.                             42,960,000  6,222,463
    Harbin Electric Co., Ltd. Class H                      3,219,413  1,900,666
    Henderson Investment, Ltd.                               596,000     46,193
*   Heng Tai Consumables Group, Ltd.                      14,673,193    268,707
#   Hengdeli Holdings, Ltd.                               11,125,399  2,139,991
*   Hi Sun Technology China, Ltd.                            711,000    152,722
#*  Hidili Industry International Development, Ltd.        5,079,000    586,746
#   Hilong Holding, Ltd.                                   2,898,000  1,510,461
*   Hisense Kelon Electrical Holdings Co., Ltd. Class H    1,906,000  2,252,752
*   HKC Holdings, Ltd.                                    17,896,447    485,375
#   Honghua Group, Ltd.                                    5,221,000  1,228,640
    Hopefluent Group Holdings, Ltd.                          355,670    116,573
#   Hopewell Highway Infrastructure, Ltd.                  3,981,000  1,946,729
#*  Hopson Development Holdings, Ltd.                      3,476,000  3,415,815
    HOSA International, Ltd.                                 238,000     73,996
#   Hua Han Bio-Pharmaceutical Holdings, Ltd.              9,070,277  1,894,930
*   Hua Lien International Holding Co., Ltd.                 998,000     41,182
#   Huabao International Holdings, Ltd.                    8,548,014  4,048,834
    Huadian Power International Corp., Ltd. Class H        4,506,000  2,448,885
    Huaneng Renewables Corp., Ltd. Class H                10,100,000  3,139,755
*   Huili Resources Group, Ltd.                              458,000     90,397
#*  Hunan Nonferrous Metal Corp., Ltd. Class H             9,038,000  2,623,280
    Hutchison Harbour Ring, Ltd.                           7,098,000    540,573
    Inspur International, Ltd.                             2,056,000    360,969
    Intime Retail Group Co., Ltd.                          4,317,500  4,240,067
#*  Jinchuan Group International Resources Co., Ltd.       2,754,000    318,200
    Jingwei Textile Machinery Class H                      1,272,000  1,116,367
#   Ju Teng International Holdings, Ltd.                   3,786,000  2,807,206
*   Kai Yuan Holdings, Ltd.                               11,240,000    208,712
#   Kaisa Group Holdings, Ltd.                             8,774,000  2,780,099
*   Kasen International Holdings, Ltd.                       222,000     47,358
    Kingboard Chemical Holdings, Ltd.                      3,127,921  5,978,058
    Kingboard Laminates Holdings, Ltd.                     4,331,000  1,680,480

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
CHINA -- (Continued)
#*  Kingdee International Software Group Co., Ltd.         3,315,200 $  995,735
#   Kingsoft Corp., Ltd.                                   2,937,000  9,102,261
    KWG Property Holding, Ltd.                             5,363,950  2,982,857
#   Labixiaoxin Snacks Group, Ltd.                         1,764,000    682,579
    Lai Fung Holdings, Ltd.                               26,020,440    554,934
    Le Saunda Holdings, Ltd.                               1,364,000    651,651
    Lee & Man Chemical Co., Ltd.                             934,785    446,883
    Lee & Man Paper Manufacturing, Ltd.                    7,511,000  4,073,571
#*  Li Ning Co., Ltd.                                      1,301,250    908,408
#   Lianhua Supermarket Holdings Co., Ltd. Class H         1,714,600    950,592
*   Lifetech Scientific Corp.                                152,000    219,306
    Lijun International Pharmaceutical Holding Co., Ltd.   6,948,000  2,840,202
    Lingbao Gold Co., Ltd. Class H                         1,424,000    252,798
*   LK Technology Holdings, Ltd.                             837,500    100,956
*   Lonking Holdings, Ltd.                                10,823,000  2,004,634
*   Loudong General Nice Resources China Holdings, Ltd.    7,842,140    556,334
*   Maanshan Iron & Steel Co., Ltd. Class H                7,700,000  1,614,085
*   Madex International Holdings, Ltd.                    11,760,000    185,335
    Maoye International Holdings, Ltd.                     5,611,000    804,947
#   Microport Scientific Corp.                             1,897,000  1,290,011
#   MIE Holdings Corp.                                     3,484,000    656,518
    MIN XIN Holdings, Ltd.                                   418,000    215,783
#*  Mingfa Group International Co., Ltd.                   5,260,000  1,316,977
*   Mingyuan Medicare Development Co., Ltd.                  510,000     10,799
#   Minmetals Land, Ltd.                                   5,756,000    647,329
#   Minth Group, Ltd.                                      2,667,000  4,202,671
#*  MMG, Ltd.                                              7,542,000  1,756,247
*   MOBI Development Co., Ltd.                               551,000    122,508
*   Nan Hai Corp., Ltd.                                   25,550,000    164,822
    Nanjing Panda Electronics Co., Ltd. Class H              608,000    360,740
    Nature Flooring Holding Co., Ltd.                        453,000     84,766
#   NetDragon Websoft, Inc.                                  741,544  1,267,681
    New World China Land, Ltd.                               430,000    356,417
    New World Department Store China, Ltd.                 2,189,462  1,025,214
*   Newton Resources, Ltd.                                   300,000     27,949
#   Nine Dragons Paper Holdings, Ltd.                      9,283,000  6,108,185
*   North Mining Shares Co., Ltd.                         19,560,000    909,413
#   NVC Lighting Holdings, Ltd.                            5,649,000  1,411,016
    O-Net Communications Group, Ltd.                       1,308,000    340,412
    Overseas Chinese Town Asia Holdings, Ltd.                764,183    267,617
#   Pacific Online, Ltd.                                   1,606,365    871,728
#   Parkson Retail Group, Ltd.                             4,454,000  1,305,943
#*  PAX Global Technology, Ltd.                            1,141,000    597,186
    Peak Sport Products Co., Ltd.                          2,750,000    771,249
*   PetroAsian Energy Holdings, Ltd.                       3,192,000     50,613
#   Phoenix Satellite Television Holdings, Ltd.            5,384,000  1,927,093
#   Poly Property Group Co., Ltd.                          8,759,000  3,803,012
#   Ports Design, Ltd.                                     1,600,000    761,473
*   Pou Sheng International Holdings, Ltd.                 6,659,806    283,655
#   Powerlong Real Estate Holdings, Ltd.                   5,740,000    867,306
#   Prince Frog International Holdings, Ltd.               1,747,000    501,067
*   Prosperity International Holdings HK, Ltd.             5,020,000    171,625

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- -----------
CHINA -- (Continued)
    Qingling Motors Co., Ltd. Class H                      1,694,000 $   520,037
    Qunxing Paper Holdings Co., Ltd.                         669,913     174,370
*   Real Gold Mining, Ltd.                                   300,500      10,194
    Real Nutriceutical Group, Ltd.                         3,484,000     741,895
    Regent Manner International Holdings, Ltd.             2,844,000     498,886
#*  Renhe Commercial Holdings Co., Ltd.                   52,418,000   3,008,074
#   REXLot Holdings, Ltd.                                 36,501,502   3,824,853
#   Road King Infrastructure, Ltd.                         1,173,000   1,079,351
    Samson Holding, Ltd.                                   3,499,000     460,773
#   Sany Heavy Equipment International Holdings Co., Ltd.  4,149,000     964,142
    Sateri Holdings, Ltd.                                    119,500      22,184
#*  Semiconductor Manufacturing International Corp.       94,444,000   7,763,254
    Shandong Chenming Paper Holdings, Ltd. Class H         1,597,500     706,253
    Shandong Molong Petroleum Machinery Co., Ltd. Class H    670,962     185,016
    Shanghai Industrial Holdings, Ltd.                     1,571,000   4,845,061
*   Shanghai Industrial Urban Development Group, Ltd.      6,934,000   1,325,535
    Shanghai Jin Jiang International Hotels Group Co.,
      Ltd. Class H                                         4,348,000   1,080,931
    Shanghai Prime Machinery Co., Ltd. Class H             4,298,000     648,003
*   Shanghai Zendai Property, Ltd.                         8,390,000     132,216
    Shengli Oil & Gas Pipe Holdings, Ltd.                  4,506,000     229,814
#   Shenguan Holdings Group, Ltd.                          4,814,000   2,061,891
    Shenzhen Expressway Co., Ltd. Class H                  3,298,400   1,496,481
    Shenzhen International Holdings, Ltd.                  4,442,428   5,397,182
    Shenzhen Investment, Ltd.                             12,530,912   4,111,693
    Shenzhou International Group Holdings, Ltd.            1,252,000   4,303,408
*   Shougang Concord International Enterprises Co., Ltd.  22,396,000   1,043,511
#   Shougang Fushan Resources Group, Ltd.                 21,052,000   6,254,317
    Shui On Land, Ltd.                                    17,840,143   4,749,998
*   Shunfeng Photovoltaic International, Ltd.              3,236,000   4,183,566
    Sichuan Expressway Co., Ltd. Class H                   4,094,000   1,226,492
    Sihuan Pharmaceutical Holdings Group, Ltd.             4,429,000   4,861,028
*   Sijia Group Co.                                        1,076,350      35,680
    Silver Grant International Industries, Ltd.            4,750,000     600,437
*   SIM Technology Group, Ltd.                               510,000      23,437
    Sino Biopharmaceutical, Ltd.                          13,536,000  10,605,251
*   Sino Oil And Gas Holdings, Ltd.                       42,847,766   1,190,289
#   Sino-Ocean Land Holdings, Ltd.                        11,470,851   6,034,761
#   Sinofert Holdings, Ltd.                               11,291,327   1,387,023
#*  Sinolink Worldwide Holdings, Ltd.                     10,218,800     793,431
    SinoMedia Holding, Ltd.                                  832,000     730,564
#   Sinopec Kantons Holdings, Ltd.                         1,632,000   1,522,806
#*  Sinopec Yizheng Chemical Fibre Co., Ltd. Class H       3,558,001     791,934
    Sinotrans Shipping, Ltd.                               5,646,086   1,633,469
    Sinotrans, Ltd. Class H                                7,980,000   4,394,095
    Sinotruk Hong Kong, Ltd.                               2,735,000   1,455,374
#   SITC International Holdings Co., Ltd.                  2,474,000   1,098,564
#   Skyworth Digital Holdings, Ltd.                        9,088,892   4,348,475
*   SMI Corp., Ltd.                                       10,556,066     382,281
*   Solargiga Energy Holdings, Ltd.                        7,799,000     388,489
*   Sparkle Roll Group, Ltd.                               6,616,000     451,959
#   Springland International Holdings, Ltd.                2,089,000     821,846
#   SPT Energy Group, Inc.                                 2,954,000   1,615,254

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
CHINA -- (Continued)
*   SRE Group, Ltd.                                       16,652,346 $  483,944
*   Sun King Power Electronics Group                         132,000     10,925
    Sunac China Holdings, Ltd.                             6,448,000  3,283,052
#   Sunny Optical Technology Group Co., Ltd.               3,003,000  3,514,414
*   Superb Summit International Group, Ltd.                  170,000     22,610
    TCC International Holdings, Ltd.                       4,185,098  2,052,563
    TCL Communication Technology Holdings, Ltd.            2,285,198  2,446,375
#*  TCL Multimedia Technology Holdings, Ltd.               2,874,510    971,667
*   Tech Pro Technology Development, Ltd.                  1,282,000    636,981
    Tenfu Cayman Holdings Co., Ltd.                           87,000     43,792
#   Texhong Textile Group, Ltd.                            1,177,500    869,809
    Tian An China Investment                               1,383,000  1,083,974
    Tian Shan Development Holding, Ltd.                    1,196,000    466,389
#   Tiangong International Co., Ltd.                       5,884,000  1,024,565
    Tianjin Capital Environmental Protection Group Co.,
      Ltd. Class H                                         1,572,000    832,515
#*  Tianjin Development Hldgs, Ltd.                        2,116,000  1,720,707
    Tianjin Jinran Public Utilities Co., Ltd. Class H      1,210,000    207,667
    Tianjin Port Development Holdings, Ltd.                8,938,800  1,398,845
#   Tianneng Power International, Ltd.                     3,320,048  1,159,881
#   Tibet 5100 Water Resources Holdings, Ltd.              4,745,000  1,881,915
#   Tomson Group, Ltd.                                     1,060,443    312,923
#   Tong Ren Tang Technologies Co., Ltd. Class H           1,138,000  3,315,689
    Tongda Group Holdings, Ltd.                            9,170,000  1,047,329
    Tonly Electronics Holdings, Ltd.                         287,451    218,703
    Towngas China Co., Ltd.                                3,915,000  4,460,036
#   TPV Technology, Ltd.                                   3,401,964    561,834
    Travelsky Technology, Ltd. Class H                     3,840,090  2,928,939
#   Trigiant Group, Ltd.                                   1,990,000    621,868
*   Trony Solar Holdings Co., Ltd.                         1,757,000     26,742
#   Truly International Holdings, Ltd.                     5,555,573  3,762,470
#   Uni-President China Holdings, Ltd.                     3,115,000  2,580,169
*   United Energy Group, Ltd.                             13,030,450  1,983,406
#*  VODone, Ltd.                                          13,697,600  1,188,591
*   Wanda Commercial Properties Group Co., Ltd.              674,000    237,667
    Wanguo International Mining Group, Ltd.                  102,000     47,238
#   Wasion Group Holdings, Ltd.                            2,256,000  1,609,877
    Weiqiao Textile Co. Class H                            2,212,000  1,235,425
    Welling Holding, Ltd.                                  4,474,000  1,403,893
    West China Cement, Ltd.                               12,022,000  1,291,490
*   Winsway Coking Coal Holdings, Ltd.                     6,108,000    272,953
    World Wide Touch Technology Holdings, Ltd.             3,216,000    164,434
    Wumart Stores, Inc. Class H                            1,644,000  1,601,705
    Xiamen International Port Co., Ltd. Class H            5,166,000    767,863
    Xiao Nan Guo Restaurants Holdings, Ltd.                  250,000     38,716
    Xingda International Holdings, Ltd.                    4,284,000  1,884,729
    Xinhua Winshare Publishing and Media Co., Ltd.
      Class H                                                307,103    194,615
#   Xinjiang Goldwind Science & Technology Co., Ltd.
      Class H                                              1,852,800  2,015,761
#*  Xinjiang Xinxin Mining Industry Co., Ltd. Class H      3,167,598    575,037
    Xiwang Property Holdings Co., Ltd.                     3,103,178    157,186
    Xiwang Special Steel Co., Ltd.                           985,000    119,602
    XTEP International Holdings, Ltd.                      2,976,500  1,203,379
#*  Yanchang Petroleum International, Ltd.                21,090,000  1,051,621

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- ------------
CHINA -- (Continued)
    Yantai North Andre Juice Co. Class H                     306,000 $     76,883
#   Yingde Gases Group Co., Ltd.                           3,681,500    3,712,574
#   Yip's Chemical Holdings, Ltd.                          1,332,000      944,155
    Youyuan International Holdings, Ltd.                   1,081,700      286,104
    Yuanda China Holdings, Ltd.                            5,726,000      525,665
    Yuexiu Property Co., Ltd.                             22,347,432    4,337,923
    Yuexiu Transport Infrastructure, Ltd.                  3,064,018    1,568,555
    Yuzhou Properties Co., Ltd.                            4,016,120      922,874
    Zall Development Group, Ltd.                           2,094,000      728,850
#   Zhaojin Mining Industry Co., Ltd.                      3,611,500    2,178,631
    Zhejiang Expressway Co., Ltd. Class H                  5,900,000    5,105,094
    Zhengzhou Coal Mining Machinery Group Co., Ltd.
      Class H                                                611,000      333,047
#*  Zhong An Real Estate, Ltd.                             3,536,400      840,173
#   Zhongsheng Group Holdings, Ltd.                        2,620,000    3,164,787
    Zhuzhou CSR Times Electric Co., Ltd. Class H           1,824,000    5,340,215
                                                                     ------------
TOTAL CHINA                                                           602,246,158
                                                                     ------------
COLOMBIA -- (0.0%)
    Constructora Conconcreto SA                              293,150      217,224
    Empresa de Telecomunicaciones de Bogota                  679,989      152,566
*   Fabricato SA                                          13,706,296      122,089
    Grupo Odinsa SA(B06MW70)                                  38,440      157,803
*   Grupo Odinsa SA(BKKXCQ8)                                   1,159          111
    Mineros SA                                               102,961      153,651
                                                                     ------------
TOTAL COLOMBIA                                                            803,444
                                                                     ------------
GREECE -- (1.0%)
*   Aegean Airlines SA                                        82,127      849,124
*   Astir Palace Hotel SA                                     73,995      400,810
    Athens Water Supply & Sewage Co. SA (The)                232,594    3,002,993
*   Attica Bank                                              999,549      189,422
    Bank of Greece                                           142,930    2,949,534
*   Corinth Pipeworks SA                                       6,729       16,824
*   Diagnostic & Therapeutic Center of Athens Hygeia SA       62,561       34,720
*   Ellaktor SA                                              909,399    4,803,571
*   Elval - Hellenic Aluminium Industry SA                    61,004      161,826
*   Fourlis Holdings SA                                      283,268    2,286,316
*   Frigoglass SA                                            167,513      970,971
*   GEK Terna Holding Real Estate Construction SA            475,188    2,483,925
    Hellenic Exchanges - Athens Stock Exchange SA Holding    536,300    6,322,777
*   Iaso SA                                                  234,070      466,636
*   Intracom Holdings SA                                     686,768      777,440
    Intralot SA-Integrated Lottery Systems & Services        865,039    2,512,920
*   J&P-Avax SA                                              242,137      571,607
*   Lamda Development SA                                       5,435       45,244
*   Marfin Investment Group Holdings SA                    6,320,159    4,378,593
    Metka SA                                                 185,058    3,316,537
    Motor Oil Hellas Corinth Refineries SA                   418,059    5,277,256
*   Mytilineos Holdings SA                                   579,170    5,175,659
    Piraeus Port Authority                                    38,468      999,395
    Sarantis SA                                               95,423      941,122
*   Sidenor Steel Products Manufacturing Co. SA               90,590      220,537

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
GREECE -- (Continued)
    Terna Energy SA                                         257,713 $ 1,539,813
    Thessaloniki Water Supply & Sewage Co. SA                15,807     108,094
                                                                    -----------
TOTAL GREECE                                                         50,803,666
                                                                    -----------
HUNGARY -- (0.0%)
*   Danubius Hotel and SpA P.L.C.                            42,708   1,083,872
*   FHB Mortgage Bank P.L.C.                                 27,009     109,055
*   PannErgy                                                139,592     201,094
                                                                    -----------
TOTAL HUNGARY                                                         1,394,021
                                                                    -----------
INDIA -- (8.1%)
*   3M India, Ltd.                                            5,470     340,616
    Aban Offshore, Ltd.                                     122,757   1,057,494
*   ABG Shipyard, Ltd.                                      174,417     662,645
*   Advanta, Ltd.                                           142,847     430,094
    Agro Tech Foods, Ltd.                                    54,133     437,974
    AIA Engineering, Ltd.                                    94,218     960,197
    Ajanta Pharma, Ltd.                                     103,292   1,700,524
    Akzo Nobel India, Ltd.                                   67,372     971,369
    Alembic Pharmaceuticals, Ltd.                           490,590   2,413,042
    Allahabad Bank                                        1,087,083   1,807,196
    Alok Industries, Ltd.                                 5,490,403     646,976
    Alstom India, Ltd.                                      123,147     918,916
    Amara Raja Batteries, Ltd.                              470,856   3,242,619
    Amtek Auto, Ltd.                                        691,784   1,998,774
    Amtek India, Ltd.                                       309,570     396,839
*   Anant Raj, Ltd.                                       1,147,745   1,056,920
    Andhra Bank                                             975,330   1,082,235
    Apollo Hospitals Enterprise, Ltd.                        64,709     960,717
    Apollo Tyres, Ltd.                                    1,563,412   4,147,792
    Arvind, Ltd.                                          1,340,968   4,077,288
*   Asahi India Glass, Ltd.                                 257,301     231,388
    Ashok Leyland, Ltd.                                   7,784,580   2,901,410
    Asian Hotels East, Ltd.                                   4,536      11,671
    Atul, Ltd.                                               47,893     429,401
    Aurobindo Pharma, Ltd.                                1,129,123  10,783,152
    Automotive Axles, Ltd.                                   17,459     103,944
    Bajaj Corp., Ltd.                                       197,393     688,008
    Bajaj Electricals, Ltd.                                 210,674   1,023,452
    Bajaj Finance, Ltd.                                      62,702   1,936,084
    Bajaj Finserv, Ltd.                                     120,632   1,662,656
*   Bajaj Hindusthan, Ltd.                                  582,277     172,673
    Bajaj Holdings and Investment, Ltd.                      92,719   1,642,104
    Balkrishna Industries, Ltd.                             166,123   1,458,312
    Ballarpur Industries, Ltd.                            1,135,420     272,189
    Balmer Lawrie & Co., Ltd.                                56,620     319,186
    Balrampur Chini Mills, Ltd.                           1,004,579     958,311
    Bank Of Maharashtra                                     849,337     542,204
    Bannari Amman Sugars, Ltd.                               15,663     236,500
    BASF India, Ltd.                                         52,960     656,332
    Bata India, Ltd.                                        145,561   2,583,276
    BEML, Ltd.                                               32,611     209,166

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES    VALUE++
                                                          --------- ----------
INDIA -- (Continued)
    Berger Paints India, Ltd.                               789,434 $3,187,685
    Bharat Forge, Ltd.                                      737,890  5,023,303
    Bhushan Steel, Ltd.                                     393,995  2,901,447
    Biocon, Ltd.                                            508,356  3,976,629
    Birla Corp., Ltd.                                       107,350    515,473
    Blue Dart Express, Ltd.                                  23,938  1,296,874
    Blue Star, Ltd.                                         157,634    551,488
    Bombay Burmah Trading Co.                                43,374     74,787
    Bombay Dyeing & Manufacturing Co., Ltd.                 785,565    762,996
*   Bombay Rayon Fashions, Ltd.                              14,855     44,065
    Brigade Enterprises, Ltd.                                11,396     13,867
    Britannia Industries, Ltd.                              230,022  3,304,488
    Capital First, Ltd.                                      68,029    195,147
    Carborundum Universal, Ltd.                             329,688    771,556
    Central Bank Of India                                   785,159    694,851
    Century Plyboards India, Ltd.                            67,108     42,732
    Century Textiles & Industries, Ltd.                     356,772  1,989,033
    CESC, Ltd.                                              546,678  4,120,833
    Chambal Fertilizers & Chemicals, Ltd.                   925,327    621,934
*   Chennai Petroleum Corp., Ltd.                           204,192    272,440
    Cholamandalam Investment and Finance Co., Ltd.           71,956    343,222
    City Union Bank, Ltd.                                 1,261,325  1,230,746
    Clariant Chemicals India, Ltd.                           44,477    504,060
    Claris Lifesciences, Ltd.                                95,636    243,876
    CMC, Ltd.                                                60,897  1,446,845
    Coromandel International, Ltd.                          514,179  1,869,964
    Corp. Bank                                              216,216  1,050,242
    Cox & Kings, Ltd.                                       291,231    730,109
    Crompton Greaves, Ltd.                                2,205,917  6,050,110
    Dalmia Bharat, Ltd.                                      60,681    240,145
    DB Corp., Ltd.                                           43,770    213,311
*   DB Realty, Ltd.                                         815,914    943,623
*   DCB Bank, Ltd.                                        1,459,229  1,469,341
    DCM Shriram, Ltd.                                       213,725    339,271
    Deepak Fertilisers & Petrochemicals Corp., Ltd.         147,728    326,238
    Delta Corp., Ltd.                                       535,652    816,547
*   DEN Networks, Ltd.                                      343,697    998,197
    Dena Bank                                               923,752    969,679
    Dewan Housing Finance Corp., Ltd.                        27,941    105,120
*   Dish TV India, Ltd.                                   3,087,132  2,409,216
    Dredging Corp. Of India, Ltd.                            18,780     91,519
    eClerx Services, Ltd.                                    58,028  1,170,708
    Edelweiss Financial Services, Ltd.                      350,535    199,487
*   Educomp Solutions, Ltd.                                 125,968     53,685
    Eicher Motors, Ltd.                                      48,396  4,992,636
*   EID Parry India, Ltd.                                   333,058    841,193
    EIH, Ltd.                                               490,782    618,103
*   Elder Pharmaceuticals, Ltd.                              18,824     67,230
    Electrosteel Castings, Ltd.                             126,195     48,493
    Elgi Equipments, Ltd.                                   224,474    368,515
    Emami, Ltd.                                             123,047    972,717
    Engineers India, Ltd.                                   395,610  1,498,570

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES    VALUE++
                                                          --------- ----------
INDIA -- (Continued)
    Entertainment Network India, Ltd.                        48,584 $  293,240
*   Era Infra Engineering, Ltd.                             461,515    128,811
*   Eros International Media, Ltd.                          199,846    545,529
    Escorts, Ltd.                                           523,565  1,101,484
    Ess Dee Aluminium, Ltd.                                 125,607  1,296,730
*   Essar Oil, Ltd.                                       2,063,648  1,988,607
    Essar Ports, Ltd.                                       417,957    412,532
*   Essar Shipping, Ltd.                                    112,311     29,561
    Essel Propack, Ltd.                                     100,852    114,163
    Exide Industries, Ltd.                                  258,596    516,257
    FAG Bearings India, Ltd.                                 28,675  1,005,332
    FDC, Ltd.                                               381,518    836,063
    Federal Bank, Ltd.                                    3,805,760  5,709,633
*   Federal-Mogul Goetze India, Ltd.                         61,495    186,579
    Financial Technologies India, Ltd.                      124,447    651,947
    Finolex Cables, Ltd.                                    349,692    798,527
    Finolex Industries, Ltd.                                318,549  1,183,076
*   Firstsource Solutions, Ltd.                           1,173,150    623,328
*   Fortis Healthcare, Ltd.                                 706,957  1,168,906
*   Future Consumer Enterprise, Ltd.                        651,339     75,715
*   Future Lifestyle Fashions, Ltd.                          21,868     29,676
    Future Retail, Ltd.                                      24,979     54,800
*   Gammon India, Ltd.                                      105,203     29,801
    Gateway Distriparks, Ltd.                               294,291    870,911
    Gillette India, Ltd.                                     14,470    455,567
*   Gitanjali Gems, Ltd.                                    126,872    131,485
    GMR Infrastructure, Ltd.                              9,412,702  3,874,402
    Godfrey Phillips India, Ltd.                              4,304    237,671
    Godrej Industries, Ltd.                                 212,412  1,059,771
    Godrej Properties, Ltd.                                 283,850  1,042,078
*   Gokul Refoils & Solvent, Ltd.                            27,697      6,970
    Graphite India, Ltd.                                    281,800    394,965
    Great Eastern Shipping Co., Ltd. (The)                  407,286  2,269,913
    Greaves Cotton, Ltd.                                    497,355    691,536
    Grindwell Norton, Ltd.                                   18,171     93,460
    Gruh Finance, Ltd.                                      111,195    613,602
*   GTL Infrastructure, Ltd.                              1,158,583     38,415
    Gujarat Alkalies & Chemicals, Ltd.                      178,029    520,068
    Gujarat Fluorochemicals, Ltd.                           156,927    831,158
    Gujarat Gas Co., Ltd.                                    52,080    327,846
    Gujarat Industries Power Co., Ltd.                        6,329      7,269
    Gujarat Mineral Development Corp., Ltd.                 511,825  1,122,275
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.    198,781    267,541
*   Gujarat NRE Coke, Ltd.                                1,625,158    286,675
*   Gujarat Pipavav Port, Ltd.                              270,004    372,169
    Gujarat State Fertilisers & Chemicals, Ltd.             698,544    643,225
    Gujarat State Petronet, Ltd.                          1,097,043  1,326,970
    Gulf Oil Corp., Ltd.                                    137,034    276,544
*   GVK Power & Infrastructure, Ltd.                      5,583,655  1,136,501
*   Hathway Cable & Datacom, Ltd.                           298,526  1,208,044
    Havells India, Ltd.                                     371,251  5,739,879
*   HCL Infosystems, Ltd.                                   626,484    470,510

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES    VALUE++
                                                          --------- ----------
INDIA -- (Continued)
    HEG, Ltd.                                                60,181 $  228,815
*   HeidelbergCement India, Ltd.                            348,433    241,803
*   Hexa Tradex, Ltd.                                        73,518     25,943
    Hexaware Technologies, Ltd.                           1,467,575  3,728,573
*   Himachal Futuristic Communications, Ltd.              2,461,986    373,699
    Hinduja Global Solutions, Ltd.                           30,903    271,073
    Hinduja Ventures, Ltd.                                   36,075    153,798
*   Hindustan Construction Co., Ltd.                      1,572,759    502,213
*   Hindustan Oil Exploration Co., Ltd.                      69,160     53,779
    Hindustan Petroleum Corp., Ltd.                         682,702  3,657,068
    Honeywell Automation India, Ltd.                         13,295    694,474
*   Hotel Leela Venture, Ltd.                               540,246    165,606
*   Housing Development & Infrastructure, Ltd.            2,154,402  2,452,246
    HSIL, Ltd.                                               84,508    209,119
    HT Media, Ltd.                                          172,938    264,347
    ICRA, Ltd.                                               14,252    441,350
    IDBI Bank, Ltd.                                       1,235,384  1,402,720
    IIFL Holdings, Ltd.                                   1,083,761  1,443,527
    IL&FS Transportation Networks, Ltd.                      80,383    176,151
    India Cements, Ltd. (The)                             1,541,032  1,760,780
    Indiabulls Housing Finance, Ltd.                        357,294  1,782,569
    Indian Bank                                             387,960    825,951
    Indian Hotels Co., Ltd.                               2,387,814  2,860,800
    Indian Overseas Bank                                  1,554,951  1,607,059
    Indo Rama Synthetics India                               21,768      5,862
    Indoco Remedies, Ltd.                                   190,301    419,887
    Indraprastha Gas, Ltd.                                  468,548  2,238,779
    Info Edge India, Ltd.                                   134,956  1,322,853
    Infotech Enterprises, Ltd.                              215,396  1,108,573
    ING Vysya Bank, Ltd.                                     21,126    199,358
    Ingersoll-Rand India, Ltd.                               38,417    287,086
*   International Paper APPM, Ltd.                           57,705    223,036
    Ipca Laboratories, Ltd.                                 370,908  5,147,200
    IRB Infrastructure Developers, Ltd.                   1,021,009  1,948,667
    Jagran Prakashan, Ltd.                                  402,007    699,430
    Jai Corp., Ltd.                                          99,240    115,011
    Jain Irrigation Systems, Ltd.                         1,831,218  2,493,535
    Jaiprakash Associates, Ltd.                           7,015,959  6,316,729
*   Jaiprakash Power Ventures, Ltd.                       6,325,569  1,550,062
    Jammu & Kashmir Bank, Ltd. (The)                        165,268  4,600,055
    Jaypee Infratech, Ltd.                                2,045,161    832,348
    JB Chemicals & Pharmaceuticals, Ltd.                     31,979     82,175
    JBF Industries, Ltd.                                    121,529    169,400
*   Jet Airways India, Ltd.                                  37,216    154,084
    Jindal Drilling & Industries, Ltd.                       13,908     44,715
    Jindal Poly Films, Ltd.                                  61,477    150,370
*   Jindal Poly Investments and Finance Co., Ltd.            22,502     22,309
    Jindal Saw, Ltd.                                      1,019,001    958,200
*   Jindal Stainless, Ltd.                                  282,767    181,038
    JK Cement, Ltd.                                         111,995    418,307
    JK Lakshmi Cement, Ltd.                                 240,107    474,239
    JM Financial, Ltd.                                    2,073,645    966,906

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES    VALUE++
                                                          --------- ----------
INDIA -- (Continued)
    JSW Energy, Ltd.                                      2,053,448 $1,810,009
    JSW Steel, Ltd.                                          28,661    517,969
*   Jubilant Foodworks, Ltd.                                278,198  4,373,790
    Jubilant Life Sciences, Ltd.                            347,828    963,915
    Jyothy Laboratories, Ltd.                               390,764  1,233,097
    Kajaria Ceramics, Ltd.                                  181,862  1,351,489
*   Kakinada Fertilizers, Ltd.                              632,948     22,058
    Kalpataru Power Transmission, Ltd.                      164,793    316,049
    Kansai Nerolac Paints, Ltd.                              10,598    222,866
    Karnataka Bank, Ltd.                                  1,085,634  2,215,890
    Karur Vysya Bank, Ltd.                                  240,376  1,551,824
    Kaveri Seed Co., Ltd.                                   174,871  1,832,023
    KEC International, Ltd.                                 467,468    586,227
    Kesoram Industries, Ltd.                                135,165    141,227
    Kewal Kiran Clothing, Ltd.                                1,598     32,843
    Kirloskar Brothers, Ltd.                                    817      2,534
    Kirloskar Oil Engines, Ltd.                             218,179    726,394
    KPIT Technologies, Ltd.                                 851,895  2,435,567
    KSB Pumps, Ltd.                                          27,708    153,420
*   KSK Energy Ventures, Ltd.                                53,677     62,378
    Lakshmi Machine Works, Ltd.                              19,503    962,054
    Lakshmi Vilas Bank, Ltd.                                238,720    333,900
*   Lanco Infratech, Ltd.                                 4,921,870    614,322
*   Mahanagar Telephone Nigam                               361,078    106,139
    Maharashtra Seamless, Ltd.                              108,527    385,678
    Mahindra & Mahindra Financial Services, Ltd.            352,731  1,445,218
    Mahindra Holidays & Resorts India, Ltd.                  49,624    193,132
    Mahindra Lifespace Developers, Ltd.                      61,546    406,353
    Man Infraconstruction, Ltd.                              25,035     39,474
    Mandhana Industries, Ltd.                                54,218    206,837
*   Mangalore Refinery & Petrochemicals, Ltd.               197,899    198,245
*   Marico Kaya Enterprises, Ltd.                             6,469     13,072
    Marico, Ltd.                                            169,784    579,659
    MAX India, Ltd.                                         834,633  2,973,332
    McLeod Russel India, Ltd.                               298,850  1,336,798
*   Mercator, Ltd.                                          612,469    316,726
    Merck, Ltd.                                              20,801    230,078
    MindTree, Ltd.                                          124,407  2,939,753
    MOIL, Ltd.                                              158,280    676,199
    Monnet Ispat & Energy, Ltd.                              58,491     81,637
    Monsanto India, Ltd.                                     30,714    886,573
    Motherson Sumi Systems, Ltd.                          1,229,584  5,204,423
    Motilal Oswal Financial Services, Ltd.                    4,879      8,478
    Mphasis, Ltd.                                           250,401  1,725,373
    MRF, Ltd.                                                 9,265  3,159,676
*   Nagarjuna Oil Refinery, Ltd.                            575,408     35,302
    Nahar Capital and Financial Services, Ltd.                6,766      5,465
*   Nahar Polyfilms, Ltd.                                    24,000      4,757
    Natco Pharma, Ltd.                                       94,555  1,272,266
    National Aluminium Co., Ltd.                             56,609     35,868
    Nava Bharat Ventures, Ltd.                               13,117     35,540
    Navneet Education, Ltd.                                 383,995    382,496

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES    VALUE++
                                                          --------- ----------
INDIA -- (Continued)
    NCC, Ltd.                                             1,258,711 $1,056,997
    NESCO, Ltd.                                              38,589    560,112
    NIIT Technologies, Ltd.                                 251,992  1,707,492
    NIIT, Ltd.                                              167,888     91,830
    Nitin Fire Protection Industries, Ltd.                  618,739    596,014
    Noida Toll Bridge Co., Ltd.                             158,808     74,324
    Oberoi Realty, Ltd.                                     160,148    552,010
    OCL India, Ltd.                                          51,578    148,943
    OMAXE, Ltd.                                             450,427    954,549
*   Orchid Chemicals & Pharmaceuticals, Ltd.                 44,500     39,881
    Orient Cement, Ltd.                                     351,095    284,452
    Orient Paper & Industries, Ltd.                          14,822      5,371
    Oriental Bank of Commerce                               598,876  2,465,046
    Orissa Minerals Development Co., Ltd.                     6,645    259,268
*   Oswal Chemicals & Fertilizers                            29,723     12,822
    Page Industries, Ltd.                                    20,340  1,954,506
*   Panacea Biotec, Ltd.                                     39,463    103,801
*   Pantaloons Fashions and Retail, Ltd.                        515      1,039
*   Parsvnath Developers, Ltd.                              602,762    247,860
    Peninsula Land, Ltd.                                    559,353    303,081
    Persistent Systems, Ltd.                                 81,500  1,354,586
    Petronet LNG, Ltd.                                      331,282    792,806
    Pfizer, Ltd.                                             27,555    581,894
    Phoenix Mills, Ltd.                                     158,394    658,368
    PI Industries, Ltd.                                     117,792    486,709
    Pidilite Industries, Ltd.                               535,479  2,846,498
*   Pipavav Defence & Offshore Engineering Co., Ltd.      1,532,809  1,217,962
    Piramal Enterprises, Ltd.                               237,828  2,144,916
*   Plethico Pharmaceuticals, Ltd.                           68,473     47,517
    Polaris Financial Technology, Ltd.                      431,602  1,293,799
    Praj Industries, Ltd.                                    78,749     69,212
    Prestige Estates Projects, Ltd.                         571,530  1,618,782
*   Prime Focus, Ltd.                                       113,893     53,450
*   Prism Cement, Ltd.                                      594,068    456,086
    Procter & Gamble Hygiene & Health Care, Ltd.              4,185    235,701
    PTC India Financial Services, Ltd.                      583,539    166,735
    PTC India, Ltd.                                       1,613,379  1,782,145
*   Punj Lloyd, Ltd.                                      1,344,331    654,272
    Punjab & Sind Bank                                      252,456    201,486
    Puravankara Projects, Ltd.                                3,622      4,366
    Radico Khaitan, Ltd.                                    493,729    886,527
    Rain Industries, Ltd.                                   546,486    358,490
    Rajesh Exports, Ltd.                                    106,849    203,497
    Rallis India, Ltd.                                      595,300  1,804,606
    Ramco Cements, Ltd. (The)                               423,183  1,516,530
    Raymond, Ltd.                                           249,192  1,282,794
    Redington India, Ltd.                                   884,218  1,299,961
    REI Agro, Ltd.                                        3,369,565    257,475
    Rolta India, Ltd.                                       724,825    902,806
    Ruchi Soya Industries, Ltd.                             516,585    310,148
    S Mobility, Ltd.                                         70,822     32,402
    Sadbhav Engineering, Ltd.                               115,302    251,826

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES    VALUE++
                                                          --------- ----------
INDIA -- (Continued)
    Sanofi India, Ltd.                                       24,992 $1,230,530
*   Schneider Electric Infrastructure, Ltd.                 252,369    385,083
*   Shipping Corp. of India, Ltd.                         1,026,945    727,611
    Shoppers Stop, Ltd.                                     155,785    944,073
    Shree Renuka Sugars, Ltd.                             3,517,973  1,278,606
    Sintex Industries, Ltd.                               1,531,929  1,164,515
*   SITI Cable Network, Ltd.                                246,036     76,900
    SJVN, Ltd.                                              530,895    200,248
    SKF India, Ltd.                                          78,886  1,063,988
    Sobha Developers, Ltd.                                  353,600  2,183,965
    Solar Industries India, Ltd.                             25,815    459,907
    South Indian Bank, Ltd.                               2,020,693    771,837
    SREI Infrastructure Finance, Ltd.                       223,216    123,334
    SRF, Ltd.                                               115,329    740,273
    Star Ferro and Cement, Ltd.                             137,796     53,220
    State Bank of Bikaner & Jaipur                           68,999    401,970
*   Sterling Biotech, Ltd.                                  305,767     43,683
    Sterlite Technologies, Ltd.                             745,823    380,492
    Strides Arcolab, Ltd.                                   338,221  2,927,447
    Styrolution ABS India, Ltd.                              23,441    178,909
*   Sun Pharma Advanced Research Co., Ltd.                  683,215  1,941,669
    Sundaram Finance, Ltd.                                   34,562    414,589
    Sundaram-Clayton, Ltd.                                    3,890     46,222
    Sundram Fasteners, Ltd.                                 283,916    350,664
    Supreme Industries, Ltd.                                179,999  1,360,588
    Supreme Petrochem, Ltd.                                 103,075    106,015
*   Surana Industries, Ltd.                                  14,879     14,772
*   Suzlon Energy, Ltd.                                   7,128,765  1,551,723
    Swaraj Engines, Ltd.                                      3,100     37,326
    Syndicate Bank                                        1,199,412  2,057,915
    Tata Chemicals, Ltd.                                    421,074  1,989,129
    Tata Communications, Ltd.                               663,303  3,110,145
    Tata Elxsi, Ltd.                                        155,165  1,422,812
    Tata Global Beverages, Ltd.                           1,925,124  4,795,889
    Tata Investment Corp., Ltd.                              20,266    159,648
*   Tata Teleservices Maharashtra, Ltd.                   2,741,071    406,231
    Tech Mahindra, Ltd.                                     170,401  5,161,078
    Techno Electric & Engineering Co., Ltd.                  55,792    157,183
    Texmaco Rail & Engineering, Ltd.                        108,580    119,647
    Thermax, Ltd.                                           214,137  2,603,591
    Time Technoplast, Ltd.                                   99,668     62,917
    Timken India, Ltd.                                       42,048    143,272
    Torrent Pharmaceuticals, Ltd.                           364,010  3,464,828
    Torrent Power, Ltd.                                     488,808    847,488
    Trent, Ltd.                                              44,342    725,043
    Triveni Turbine, Ltd.                                   179,367    206,158
    TTK Prestige, Ltd.                                       31,862  1,613,642
    Tube Investments of India, Ltd.                         428,458  1,358,698
*   TV18 Broadcast, Ltd.                                  3,543,321  1,481,885
    TVS Motor Co., Ltd.                                   1,379,292  2,193,313
    UCO Bank                                              1,711,048  2,178,282
    Uflex, Ltd.                                              11,351     16,132

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES      VALUE++
                                                          ----------- ------------
INDIA -- (Continued)
    Unichem Laboratories, Ltd.                                234,424 $    848,137
    Union Bank of India                                       794,314    1,999,817
*   Unitech, Ltd.                                          12,550,150    3,308,211
    United Bank of India                                      418,885      221,840
    UPL, Ltd.                                               2,016,992    8,959,003
    Usha Martin, Ltd.                                         643,299      396,732
*   Uttam Galva Steels, Ltd.                                   95,387      107,430
    V-Guard Industries, Ltd.                                   84,617      670,095
    VA Tech Wabag, Ltd.                                        22,023      290,523
    Vakrangee, Ltd.                                           405,409      661,814
*   Vardhman Special Steels, Ltd.                              15,258        6,797
    Vardhman Textiles, Ltd.                                    79,246      436,112
    Vesuvius India, Ltd.                                        1,802       15,260
    Videocon Industries, Ltd.                                 577,596    1,552,204
    Vijaya Bank                                             1,144,972      783,098
    VIP Industries, Ltd.                                      259,180      388,246
    Voltas, Ltd.                                              993,937    2,643,264
    VST Industries, Ltd.                                       15,968      515,384
    WABCO India, Ltd.                                           8,387      308,856
    Welspun Corp., Ltd.                                       706,339      953,647
*   Welspun Infra Enterprises, Ltd.                            35,317        8,783
    Wockhardt, Ltd.                                           137,617    1,755,974
    Wyeth, Ltd.                                                39,587      559,852
    Zensar Technologies, Ltd.                                 104,999      627,493
    Zuari Agro Chemicals, Ltd.                                 42,970       94,140
    Zuari Global, Ltd.                                         32,457       41,886
    Zydus Wellness, Ltd.                                       67,180      594,402
                                                                      ------------
TOTAL INDIA                                                            395,991,613
                                                                      ------------
INDONESIA -- (3.5%)
    Ace Hardware Indonesia Tbk PT                          32,168,700    2,074,819
    Adhi Karya Persero Tbk PT                               9,983,100    2,584,714
    Agung Podomoro Land Tbk PT                             40,361,000      921,249
    AKR Corporindo Tbk PT                                  11,773,200    4,858,217
    Alam Sutera Realty Tbk PT                              81,359,500    3,749,463
    Aneka Tambang Persero Tbk PT                           32,303,800    3,293,715
    Arwana Citramulia Tbk PT                               21,078,200    1,798,383
    Asahimas Flat Glass Tbk PT                                983,000      596,085
    Astra Graphia Tbk PT                                    2,211,000      382,894
*   Bakrie and Brothers Tbk PT                            319,498,500    1,381,735
*   Bakrie Sumatera Plantations Tbk PT                     69,505,000      300,415
*   Bakrie Telecom Tbk PT                                  80,514,398      348,200
*   Bakrieland Development Tbk PT                         204,925,750      283,387
    Bank Bukopin Tbk PT                                    29,287,966    1,622,890
*   Bank Pan Indonesia Tbk PT                              16,708,000    1,258,448
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT   18,834,900    1,571,541
*   Bank Permata Tbk PT                                       293,000       34,004
    Bank Tabungan Negara Persero Tbk PT                    34,158,549    3,417,634
*   Barito Pacific Tbk PT                                  11,044,500      301,267
*   Benakat Integra Tbk PT                                109,436,600    1,319,799
*   Berau Coal Energy Tbk PT                               34,734,400      369,985
*   Berlian Laju Tanker Tbk PT                             35,106,366           --

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ----------- ----------
INDONESIA -- (Continued)
    Bisi International PT                                   9,272,000 $  494,974
*   Borneo Lumbung Energi & Metal Tbk PT                   26,226,700    256,938
*   Budi Starch & Sweetener Tbk PT                          5,947,000     59,272
*   Bumi Resources Minerals Tbk PT                         17,008,500    321,874
    BW Plantation Tbk PT                                   13,009,600  1,584,000
*   Central Proteinaprima Tbk PT                           21,920,000     94,789
*   Chandra Asri Petrochemical Tbk PT                          13,500      2,918
    Charoen Pokphand Indonesia Tbk PT                       3,868,000  1,264,752
    Ciputra Development Tbk PT                             63,915,780  5,626,876
    Ciputra Property Tbk PT                                21,221,700  1,335,855
    Ciputra Surya Tbk PT                                    6,946,000  1,370,812
*   Citra Marga Nusaphala Persada Tbk PT                   12,391,100  3,718,776
    Clipan Finance Indonesia Tbk PT                         1,482,000     51,913
*   Darma Henwa Tbk PT                                     72,303,600    112,569
*   Davomas Abadi Tbk PT                                   37,629,500         --
*   Delta Dunia Makmur Tbk PT                              15,433,000    247,879
    Elnusa Tbk PT                                          19,526,700    862,642
*   Energi Mega Persada Tbk PT                            229,631,000  1,872,838
*   Erajaya Swasembada Tbk PT                               8,844,300    920,743
*   Ever Shine Textile Tbk PT                               3,654,640     69,543
*   Exploitasi Energi Indonesia Tbk PT                     50,011,000    983,034
*   Fajar Surya Wisesa Tbk PT                                 672,500     98,675
    Gajah Tunggal Tbk PT                                   12,688,400  2,107,399
*   Garda Tujuh Buana Tbk PT                                  214,000      9,244
*   Garuda Indonesia Persero Tbk PT                        31,709,749  1,265,355
*   Golden Eagle Energy Tbk PT                                802,100    415,260
*   Gozco Plantations Tbk PT                               12,307,700    114,055
*   Hanson International Tbk PT                            55,064,300  2,955,580
    Harum Energy Tbk PT                                     6,251,700  1,280,728
    Hexindo Adiperkasa Tbk PT                               1,326,000    435,579
    Holcim Indonesia Tbk PT                                 5,012,000  1,234,249
*   Indah Kiat Pulp & Paper Corp. Tbk PT                   20,848,200  2,441,913
    Indika Energy Tbk PT                                   12,594,300    677,413
*   Indo-Rama Synthetics Tbk PT                               485,000     32,729
    Indomobil Sukses Internasional Tbk PT                      33,000     14,132
*   Inovisi Infracom Tbk PT                                 2,713,367    333,798
    Intiland Development Tbk PT                            35,871,832  1,412,249
    Japfa Comfeed Indonesia Tbk PT                         24,581,500  2,696,677
    Jaya Real Property Tbk PT                               9,837,500    782,598
    Kawasan Industri Jababeka Tbk PT                      151,840,245  3,360,312
*   Krakatau Steel Persero Tbk PT                          12,389,100    534,235
*   Lippo Cikarang Tbk PT                                   3,276,700  2,169,005
    Malindo Feedmill Tbk PT                                 7,671,000  1,988,959
    Matahari Putra Prima Tbk PT                            12,819,128  3,078,438
    Mayora Indah Tbk PT                                     3,284,750  7,982,149
    Medco Energi Internasional Tbk PT                      11,147,500  2,657,002
    Mitra Adiperkasa Tbk PT                                 7,948,300  4,390,157
*   Mitra International Resources Tbk PT                    4,604,500     20,356
    MNC Investama Tbk PT                                  138,858,300  3,692,478
    Modern Internasional Tbk PT                             4,017,800    231,168
*   Modernland Realty Tbk PT                               40,130,100  1,526,784
    Multipolar Tbk PT                                      50,640,400  2,944,147

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES      VALUE++
                                                          ----------- ------------
INDONESIA -- (Continued)
*   Multistrada Arah Sarana Tbk PT                          6,875,500 $    186,564
    Nippon Indosari Corpindo Tbk PT                         6,196,100      585,679
*   Nusantara Infrastructure Tbk PT                        78,200,000    1,592,070
    Pabrik Kertas Tjiwi Kimia Tbk PT                          557,500       77,054
    Pakuwon Jati Tbk PT                                    81,293,100    2,479,260
*   Pan Brothers Tbk PT                                     2,401,500       89,080
*   Panasia Indo Resources Tbk PT                              79,000        2,357
*   Panin Financial Tbk PT                                108,718,900    2,469,756
    Panin Insurance Tbk PT                                  8,124,500      489,363
    Panin Sekuritas Tbk PT                                     31,500       12,831
    Pembangunan Perumahan Persero Tbk PT                   23,207,900    3,720,596
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT  23,130,400    4,914,763
    Petrosea Tbk PT                                         3,520,500      419,275
*   Polaris Investama Tbk PT                                2,730,500      324,061
*   Polychem Indonesia Tbk PT                               5,091,000       88,317
*   PT Texmaco Jaya Tbk                                        93,000           --
    Ramayana Lestari Sentosa Tbk PT                        25,093,200    2,782,140
    Resource Alam Indonesia Tbk PT                          2,489,000      374,101
    Salim Ivomas Pratama Tbk PT                            18,744,600    1,625,288
*   Samindo Resources Tbk PT                                  475,750       23,869
    Sampoerna Agro PT                                       5,317,000    1,127,152
    Samudera Indonesia Tbk PT                                  37,700        9,987
    Selamat Sempurna Tbk PT                                 5,481,000    1,715,818
*   Sentul City Tbk PT                                    216,989,600    3,241,453
*   Sigmagold Inti Perkasa Tbk PT                          12,930,500      505,640
    Sinar Mas Agro Resources and Technology Tbk PT          1,037,460      599,457
*   Sugih Energy Tbk PT                                    82,910,500    3,245,182
    Summarecon Agung Tbk PT                                70,456,064    6,791,026
*   Sunson Textile Manufacturer Tbk PT                      2,325,500       15,312
*   Surabaya Agung Industri Pulp & Kertas Tbk PT               64,500          209
*   Surya Dumai Industri Tbk                                3,298,500           --
    Surya Semesta Internusa Tbk PT                         30,722,000    2,216,774
*   Suryainti Permata Tbk PT                                7,252,000           --
    Tiga Pilar Sejahtera Food Tbk                          15,893,000    3,032,277
    Timah Persero Tbk PT                                   24,752,714    3,219,957
*   Tiphone Mobile Indonesia Tbk PT                        13,577,200    1,018,295
    Total Bangun Persada Tbk PT                            11,120,000      894,471
*   Trada Maritime Tbk PT                                  19,281,413    3,071,052
    Trias Sentosa Tbk PT                                   37,122,100    1,029,136
*   Trimegah Securities Tbk PT                              9,740,000       70,717
*   Truba Alam Manunggal Engineering PT                    21,316,500        9,219
    Tunas Baru Lampung Tbk PT                              11,087,000      490,107
    Tunas Ridean Tbk PT                                    13,838,000      808,556
*   Ultrajaya Milk Industry & Trading Co. Tbk PT            3,635,800    1,342,170
    Unggul Indah Cahaya Tbk PT                                 48,239        7,959
*   Visi Media Asia Tbk PT                                 21,901,100      537,866
    Wijaya Karya Persero Tbk PT                            20,249,600    3,981,294
                                                                      ------------
TOTAL INDONESIA                                                        167,842,174
                                                                      ------------
ISRAEL -- (0.0%)
*   Feuchtwanger Investments, Ltd.                              4,200           --
*   Knafaim Holdings, Ltd.                                      7,307       16,234

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
ISRAEL -- (Continued)
*   Metis Capital, Ltd.                                          919 $       --
                                                                     ----------
TOTAL ISRAEL                                                             16,234
                                                                     ----------
MALAYSIA -- (5.8%)
*   Adventa Bhd                                                4,600      1,583
    Aeon Co. M Bhd                                         1,081,300  4,877,540
    Aeon Credit Service M Bhd                                 46,800    208,060
    Affin Holdings Bhd                                     1,147,100  1,326,485
#   Alam Maritim Resources Bhd                             3,550,800  1,613,057
    Allianz Malaysia Bhd                                       3,600     11,358
    Amway Malaysia Hldgs Bhd                                 399,300  1,455,759
*   Ann Joo Resources Bhd                                  1,116,650    410,839
*   Anson Perdana Bhd                                         10,000         --
    APM Automotive Holdings Bhd                              424,200    787,942
    Benalec Holdings Bhd                                   3,915,600  1,080,426
    Berjaya Assets Bhd                                       810,100    211,058
    Berjaya Corp. Bhd                                     20,740,900  3,178,436
    Berjaya Land Bhd                                       3,734,000    949,520
    BIMB Holdings Bhd                                      2,256,908  2,942,114
    Bintulu Port Holdings Bhd                                 25,900     59,373
    BLD Plantation Bhd                                        21,400     57,645
    Bonia Corp. Bhd                                          130,000    199,018
*   Borneo Aqua Harvest Bhd                                  764,000    257,451
*   Boustead Heavy Industries Corp. Bhd                        5,400      4,200
    Boustead Holdings Bhd                                    999,572  1,699,506
#   Bursa Malaysia Bhd                                     3,632,100  8,447,507
#   Cahya Mata Sarawak Bhd                                 1,079,000  3,156,309
    Can-One Bhd                                              497,700    467,935
#   Carlsberg Brewery Malaysia Bhd Class B                 1,144,000  4,403,457
*   Carotech Bhd                                             230,650        283
    CB Industrial Product Holding Bhd                      1,348,620  1,943,155
    Chin Teck Plantations Bhd                                 33,000     98,504
#   Coastal Contracts Bhd                                  1,749,466  2,685,885
    CSC Steel Holdings Bhd                                   564,800    231,918
*   Cycle & Carriage Bintang Bhd                              15,000     10,889
    Cypark Resources Bhd                                   1,493,300  1,327,202
*   D&O Green Technologies Bhd                               149,900     13,327
    Daibochi Plastic & Packaging Industry Bhd                 46,200     63,656
*   Datuk Keramik Holdings Bhd                                24,000         --
    Daya Materials Bhd                                    15,996,000  1,644,181
    Dayang Enterprise Holdings Bhd                         2,409,196  2,739,936
    DKSH Holdings Malaysia Bhd                               133,500    331,015
#   DRB-Hicom Bhd                                          7,280,700  5,578,470
    Dutch Lady Milk Industries Bhd                           140,200  1,993,172
#   Eastern & Oriental Bhd                                 6,142,200  4,466,317
*   ECM Libra Financial Group Bhd                            367,466    111,606

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
MALAYSIA -- (Continued)
    Eng Kah Corp. Bhd                                         21,890 $   17,051
    Engtex Group Bhd                                         451,700    266,106
*   Evergreen Fibreboard Bhd                               1,239,400    199,559
    Eversendai Corp. Bhd                                   1,278,200    434,575
    Faber Group Bhd                                        1,767,200  1,611,141
    FAR East Holdings Bhd                                     61,500    143,327
*   Fountain View Development Bhd                            808,200         --
    George Kent Malaysia BHD                                  34,200     17,724
    Globetronics Technology Bhd                            1,731,760  1,913,257
    Glomac Bhd                                             2,791,500    941,051
*   Golden Plus Holding Bhd                                  216,000         --
*   Goldis Bhd                                               604,277    402,250
*   Green Packet Bhd                                       3,430,800    426,680
    Guan Chong Bhd                                           212,100     91,701
    Guinness Anchor Bhd                                      845,000  3,729,728
    GuocoLand Malaysia Bhd                                 1,354,300    478,455
    Hai-O Enterprise Bhd                                     722,380    553,234
#   HAP Seng Consolidated Bhd                              5,702,940  5,537,568
    Hap Seng Plantations Holdings Bhd                      1,686,900  1,449,283
    Hartalega Holdings Bhd                                 1,461,900  2,839,786
    Hiap Teck Venture Bhd                                    668,100    161,753
*   Ho Wah Genting Bhd                                     1,947,000    116,552
    Hock Seng LEE BHD                                      1,253,616    733,952
    Hong Leong Industries Bhd                                605,900  1,232,132
    Hovid Bhd                                                279,300     30,851
    Hua Yang Bhd                                           1,360,000    779,377
    Hup Seng Industries Bhd                                  129,333     46,417
    Hwang Capital Malaysia Bhd                               476,900    270,787
#   IGB Corp. Bhd                                          5,809,555  4,926,118
    IJM Land Bhd                                           3,522,000  3,259,069
#   IJM Plantations Bhd                                    1,683,700  1,826,207
*   Inch Kenneth Kajang Rubber                             1,045,300    266,008
    Insas Bhd                                              4,478,281  1,663,420
    Integrated Logistics Bhd                                  65,084     15,648
    Integrax Bhd                                             191,900    126,279
    Iris Corp. Bhd                                         9,726,800  1,373,160
*   JAKS Resources Bhd                                     3,430,900    577,999
    Jaya Tiasa Holdings Bhd                                2,723,627  2,270,860
    JCY International Bhd                                  4,164,400    945,739
    JT International Bhd                                     554,100  1,316,325
*   K&N Kenanga Holdings Bhd                               1,399,360    334,770
*   Karambunai Corp. Bhd                                   4,654,100    128,919
    Keck Seng Malaysia Bhd                                   828,150  1,784,946
    Kian JOO CAN Factory Bhd                               1,893,880  1,979,146
    Kim Loong Resources Bhd                                  292,760    252,981
    Kimlun Corp. Bhd                                         813,900    401,390
*   Kinsteel Bhd                                           1,427,600     79,027
    KLCC Property Holdings Bhd                               874,200  1,781,372
*   KNM Group Bhd                                         11,072,950  2,820,993
#   Kossan Rubber Industries                               3,543,700  4,450,273
#   KPJ Healthcare Bhd                                     6,458,025  6,408,657
*   Kretam Holdings Bhd                                    2,992,000    550,122

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
MALAYSIA -- (Continued)
*   KSL Holdings Bhd                                       2,036,466 $1,341,212
*   KUB Malaysia Bhd                                       1,353,500    203,603
*   Kulim Malaysia Bhd                                     2,845,300  3,078,708
*   Kumpulan Europlus Bhd                                  2,223,500    893,462
    Kumpulan Fima Bhd                                        897,450    640,908
    Kumpulan Perangsang Selangor Bhd                       2,317,900  1,080,151
    Kwantas Corp. Bhd                                        390,200    268,838
*   Land & General Bhd                                     7,240,100  1,264,688
*   Landmarks Bhd                                          1,458,600    497,147
    LBS Bina Group Bhd                                     2,206,100  1,204,064
    Lingkaran Trans Kota Holdings Bhd                        999,500  1,192,839
    Lion Industries Corp. Bhd                              3,189,100    640,748
    LPI Capital Bhd                                          110,680    576,476
    Magnum Bhd                                             3,785,200  3,500,799
#   Mah Sing Group Bhd                                     7,451,024  5,163,695
    Malayan Flour Mills Bhd                                1,623,850    786,409
#   Malaysia Building Society Bhd                          2,011,950  1,393,656
#*  Malaysian Airline System Bhd                          31,866,900  2,253,723
    Malaysian Bulk Carriers Bhd                            3,246,700  1,892,170
    Malaysian Pacific Industries Bhd                         562,313    721,081
#   Malaysian Resources Corp. Bhd                         10,516,349  5,061,274
*   Mancon Bhd                                                12,000         --
    MBM Resources Bhd                                      1,208,296  1,193,224
    Media Chinese International, Ltd.                      3,632,300  1,087,178
    Media Prima Bhd                                        6,973,103  5,318,179
    Mega First Corp. Bhd                                     472,600    330,437
*   MEMS Technology Bhd                                    1,917,000         --
    MHC Plantations Bhd                                       22,300      7,993
    MK Land Holdings Bhd                                   1,541,400    241,152
    MKH Bhd                                                1,241,992  1,666,603
    MNRB Holdings Bhd                                        778,600    905,064
    Muda Holdings Bhd                                        340,300    198,169
    Mudajaya Group Bhd                                     1,826,566  1,449,825
    Muhibbah Engineering M Bhd                             3,118,350  2,775,376
*   Mulpha International Bhd                              12,935,100  1,707,378
    My EG Services Bhd                                     2,910,000  2,459,361
    Naim Holdings Bhd                                      1,269,000  1,553,525
    NCB Holdings Bhd                                       1,147,200  1,079,819
*   Nikko Electronics Bhd                                     36,600         --
    NTPM Holdings Bhd                                      1,963,580    520,529
    Oldtown Bhd                                            1,818,250  1,158,942
    Oriental Holdings Bhd                                    182,700    436,525
    OSK Holdings Bhd                                       3,616,670  1,839,305
    Pacific & Orient Bhd                                     231,100     98,438
    Padini Holdings Bhd                                    3,437,000  2,107,648
    Panasonic Manufacturing Malaysia Bhd                     159,584  1,084,964
*   Panglobal Bhd                                             14,000         --
    Pantech Group Holdings Bhd                             1,037,200    313,699
    Paramount Corp. Bhd                                      310,100    158,531
#   Parkson Holdings Bhd                                   3,095,988  2,786,595
#*  Perdana Petroleum Bhd                                  4,471,741  2,590,604
#*  Perisai Petroleum Teknologi Bhd                        7,311,700  3,519,631

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
MALAYSIA -- (Continued)
    Perusahaan Sadur Timah Malaysia Bhd                        5,000 $    7,123
    Pharmaniaga Bhd                                          308,060    443,397
    Pie Industrial Bhd                                       145,600    365,904
    PJ Development Holdings Bhd                            2,247,800  1,054,256
    Pos Malaysia Bhd                                       2,861,100  3,948,728
    Press Metal Bhd                                        1,190,100  1,267,343
    Prestariang Bhd                                        2,107,600  1,306,126
*   Prime Utilities Bhd                                        3,000         --
    Protasco Bhd                                             949,100    552,989
#   Puncak Niaga Holding Bhd                               1,353,220  1,212,445
    QL Resources Bhd                                       3,954,330  3,794,700
    RCE Capital Bhd                                        1,535,850    146,131
    Rimbunan Sawit Bhd                                     3,335,900    822,987
    Salcon Bhd                                             4,438,500  1,006,779
    Sarawak Oil Palms Bhd                                    471,360    940,417
    Sarawak Plantation Bhd                                   106,600     86,528
    Scientex Bhd                                             475,162    844,521
#*  Scomi Energy Services Bhd                              3,824,700  1,134,128
*   Scomi Group Bhd                                       10,047,900  1,312,329
    SEG International Bhd                                     85,100     39,077
    Selangor Dredging Bhd                                  1,118,200    366,347
    Selangor Properties Bhd                                  151,500    246,078
    Shangri-La Hotels Malaysia Bhd                           357,100    723,721
*   Shell Refining Co. Federation of Malaya Bhd               30,000     54,998
    SHL Consolidated Bhd                                     277,400    191,290
    Southern Acids Malaysia Bhd                               41,000     63,545
    Star Publications Malaysia Bhd                         1,567,700  1,241,729
    Subur Tiasa Holdings Bhd                                 326,885    225,997
    Sunway Bhd                                             5,805,060  5,523,747
#   Supermax Corp. Bhd                                     5,402,500  4,052,580
    Suria Capital Holdings Bhd                               715,500    570,670
    Syarikat Takaful Malaysia Bhd                            443,800  1,710,916
*   Symphony Life Bhd                                        999,926    315,741
    Ta Ann Holdings Bhd                                    1,007,508  1,296,353
    TA Enterprise Bhd                                      9,078,000  2,254,430
    TA Global Bhd                                          5,903,240    560,597
    TAHPS Group Bhd                                            4,000      9,025
    Tambun Indah Land Bhd                                    886,200    540,440
    TAN Chong Motor Holdings Bhd                           1,992,000  3,474,547
*   Tanjung Offshore Bhd                                   2,906,700    526,419
    Tasek Corp. Bhd                                           75,900    371,020
    TDM Bhd                                                6,981,400  2,075,876
*   Tebrau Teguh Bhd                                       3,000,600  1,252,173
#*  TH Heavy Engineering Bhd                               6,433,100  1,776,672
    TH Plantations Bhd                                     1,639,960  1,019,132
*   Time dotCom Bhd                                        1,821,888  2,228,225
    Tiong NAM Logistics Holdings                           1,927,200    791,626
#   Top Glove Corp. Bhd                                    3,212,160  4,728,082
    TRC Synergy Bhd                                          155,520     26,225
    Tropicana Corp. Bhd                                    3,132,500  1,478,427
    TSH Resources Bhd                                      2,469,400  2,534,090
    Uchi Technologies Bhd                                  1,476,400    656,355

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- ------------
MALAYSIA -- (Continued)
    Unisem M Bhd                                          4,669,690 $  1,690,152
    United Malacca Bhd                                      396,150      865,013
    United Plantations Bhd                                  502,000    3,887,220
    UOA Development Bhd                                   2,995,600    2,157,994
    Uzma Bhd                                                217,000      406,756
    VS Industry Bhd                                         344,026      170,801
    Wah Seong Corp. Bhd                                   2,471,638    1,491,133
#   WCT Holdings Bhd                                      6,572,140    4,533,672
    Wellcall Holdings Bhd                                    45,000       19,811
    Wing Tai Malaysia Bhd                                   620,000      410,547
    WTK Holdings Bhd                                      3,019,100    1,232,258
    Yinson Holdings Bhd                                     722,900    1,888,338
    YNH Property Bhd                                      2,143,398    1,294,413
    YTL E-Solutions Bhd                                   3,485,600      657,389
*   YTL Land & Development Bhd                            1,286,200      370,414
    Zhulian Corp. Bhd                                     1,171,233    1,041,225
                                                                    ------------
TOTAL MALAYSIA                                                       282,544,281
                                                                    ------------
MEXICO -- (4.6%)
#   Alpek S.A. de C.V.                                    1,094,899    1,883,031
#   Alsea S.A.B. de C.V.                                  4,006,952   13,859,057
    Arca Continental S.A.B. de C.V.                         581,787    3,699,886
#*  Axtel S.A.B. de C.V.                                  8,265,993    2,748,434
#   Banregio Grupo Financiero S.A.B. de C.V.              1,487,396    8,616,670
#*  Bio Pappel S.A.B. de C.V.                               541,526    1,156,917
#   Bolsa Mexicana de Valores S.A.B. de C.V.              3,680,840    7,554,264
#   Cia Minera Autlan S.A.B. de C.V. Series B               876,451      917,802
#   Compartamos S.A.B. de C.V.                            3,957,362    6,902,754
#*  Consorcio ARA S.A.B. de C.V. Series *                 7,305,844    3,216,576
#   Controladora Comercial Mexicana S.A.B. de C.V.          281,025    1,052,333
#   Corp. Actinver S.A.B. de C.V.                           142,072      157,463
#*  Corp. GEO S.A.B. de C.V. Series B                     3,194,830       47,922
#   Corp. Inmobiliaria Vesta S.A.B. de C.V.               1,458,058    2,964,541
*   Corp. Interamericana de Entretenimiento S.A.B. de
      C.V. Class B                                          960,372      682,690
*   Corp. Mexicana de Restaurantes S.A.B. de C.V.             1,323          574
    Corp. Moctezuma S.A.B. de C.V. Series *                 861,300    2,633,391
    Corporativo Fragua S.A.B. de C.V.                             3           53
    Corporativo GBM S.A.B. de C.V.                           22,477       17,352
#*  Desarrolladora Homex S.A.B. de C.V.                     781,820      127,697
*   Empaques Ponderosa S.A. de C.V.                         206,000           --
#*  Empresas ICA S.A.B. de C.V.                           3,496,823    6,259,815
*   Empresas ICA S.A.B. de C.V. Sponsored ADR               761,355    5,489,370
*   Financiera Independencia S.A.B. de C.V.                 199,935       78,857
#*  Genomma Lab Internacional S.A.B. de C.V. Class B      7,354,004   18,679,066
*   Gruma S.A.B. de C.V. Class B                          1,690,397   14,949,375
#*  Gruma S.A.B. de C.V. Sponsored ADR                       33,070    1,164,725
#*  Grupo Aeromexico S.A.B. de C.V.                       1,050,275    1,705,937
#   Grupo Aeroportuario del Centro Norte S.A.B. de C.V.   1,767,812    6,477,912
#   Grupo Aeroportuario del Centro Norte S.A.B. de C.V.
      ADR                                                     3,642      107,220
    Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR      74,739    4,506,762
    Grupo Aeroportuario del Pacifico S.A.B. de C.V.
      Class B                                             2,116,469   12,739,824
    Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR       98,029   11,984,045

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- ------------
MEXICO -- (Continued)
    Grupo Aeroportuario del Sureste S.A.B. de C.V.
      Class B                                                713,342 $  8,730,060
    Grupo Cementos de Chihuahua S.A.B. de C.V.               822,000    2,449,774
#   Grupo Comercial Chedraui S.A. de C.V.                  1,184,162    3,637,727
*   Grupo Famsa S.A.B. de C.V. Class A                     1,682,548    2,302,086
#   Grupo Financiero Interacciones S.A. de C.V.              160,284      967,873
#   Grupo Herdez S.A.B. de C.V. Series *                   1,132,308    3,384,958
    Grupo Industrial Maseca S.A.B. de C.V. Class B           592,181      922,938
    Grupo Industrial Saltillo S.A.B. de C.V.                 214,861      459,850
#   Grupo KUO S.A.B. de C.V. Series B                        699,333    1,399,441
#*  Grupo Pochteca S.A.B. de C.V.                            547,728      682,423
    Grupo Posadas S.A.B. de C.V.                             198,900      368,678
*   Grupo Qumma S.A. de C.V. Series B                        105,334           --
#   Grupo Sanborns S.A.B. de C.V.                            225,221      374,429
#*  Grupo Simec S.A.B. de C.V. Series B                      922,430    3,473,897
*   Grupo Simec S.A.B. de C.V. Sponsored ADR                   5,180       60,295
*   Grupo Sports World S.A.B. de C.V.                        319,144      492,764
    Industrias Bachoco S.A.B. de C.V. ADR                     18,444      813,380
#   Industrias Bachoco S.A.B. de C.V. Series B               606,275    2,224,395
#*  Industrias CH S.A.B. de C.V. Series B                  1,696,510    8,999,468
*   Inmuebles Carso S.A.B. de C.V.                           340,447      354,948
#*  Maxcom Telecomunicaciones S.A.B. de C.V.               1,589,646      394,898
    Megacable Holdings S.A.B. de C.V.                        757,872    2,996,673
#*  Minera Frisco S.A.B. de C.V.                              74,838      136,831
*   OHL Mexico S.A.B. de C.V.                                621,477    1,653,123
#   Organizacion Cultiba S.A.B. de C.V.                      693,791    1,146,530
#*  Promotora y Operadora de Infraestructura S.A.B. de
      C.V.                                                 1,698,488   23,719,307
#   Qualitas Controladora S.A.B. de C.V.                     120,278      349,818
*   Sanluis Corp. S.A.B. de C.V.                               4,642           --
*   Sanluis Corp. S.A.B. de C.V. Class B                       4,642           --
*   Sanluis Rassini S.A.P.I. de C.V. Series A                  3,300           --
*   Savia SA Class A                                         610,700           --
    TV Azteca S.A.B. de C.V.                               8,258,735    4,513,574
#*  Urbi Desarrollos Urbanos S.A.B. de C.V.                2,371,991          949
    Value Grupo Financiero S.A.B. de CV                        2,800       16,589
*   Vitro S.A.B. de C.V. Series A                            753,331    1,996,368
                                                                     ------------
TOTAL MEXICO                                                          221,406,359
                                                                     ------------
PHILIPPINES -- (1.4%)
    A Soriano Corp.                                        3,430,211      541,304
    Alsons Consolidated Resources, Inc.                    3,647,000      143,400
    Atlas Consolidated Mining & Development                4,108,900    1,369,167
*   Belle Corp.                                           29,739,600    3,994,118
    Cebu Air, Inc.                                         1,101,140    1,296,868
    Cebu Holdings, Inc.                                    3,291,900      377,428
    Century Properties Group, Inc.                        15,126,000      503,943
    China Banking Corp.                                      657,192      812,945
    COL Financial Group, Inc.                                130,900       50,899
*   East West Banking Corp.                                  584,100      400,220
    EEI Corp.                                              3,567,700      952,965
*   Empire East Land Holdings, Inc.                       20,479,000      459,997
    Energy Development Corp.                              10,102,600    1,268,122
    Filinvest Development Corp.                            3,314,322      369,042

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- -----------
PHILIPPINES -- (Continued)
    Filinvest Land, Inc.                                  97,563,577 $ 3,490,938
    First Gen Corp.                                       10,461,500   4,459,843
    First Philippine Holdings Corp.                        2,105,270   3,353,194
*   Ginebra San Miguel, Inc.                                 598,000     254,831
*   Global-Estate Resorts, Inc.                           14,869,000     658,750
    Lafarge Republic, Inc.                                 1,946,382     439,505
    Leisure & Resorts World Corp.                          1,442,140     254,574
*   Lepanto Consolidated Mining Co.                       38,640,000     356,773
    Lopez Holdings Corp.                                  13,093,200   1,339,612
    Macroasia Corp.                                          331,500      15,756
    Manila Water Co., Inc.                                 6,700,000   4,010,514
*   Megawide Construction Corp.                              971,000     287,365
    Megaworld Corp.                                       24,510,000   2,566,207
*   Metro Pacific Corp. Series A                           1,827,193          --
    Metro Pacific Investments Corp.                        5,032,000     574,116
    Pepsi-Cola Products Philippines, Inc.                 10,227,900   1,148,636
    Petron Corp.                                           1,678,200     463,195
*   Philex Petroleum Corp.                                   287,100      59,135
*   Philippine Bank of Communications                         14,726      19,552
*   Philippine National Bank                               1,485,125   2,908,190
*   Philippine National Construction Corp.                   173,000       3,566
    Philippine Savings Bank                                  356,863   1,097,159
    Philippine Stock Exchange, Inc. (The)                    113,232     753,875
*   Philippine Townships, Inc.                               318,732       2,066
    Philodrill Corp. (The)                                43,500,000      37,095
*   Philtown Properties, Inc.                                111,562         723
    Philweb Corp.                                          3,070,740     352,033
    Phinma Corp.                                             135,549      33,837
    Phoenix Petroleum Philippines, Inc.                      892,880     120,306
    RFM Corp.                                              8,845,668   1,290,994
    Rizal Commercial Banking Corp.                         2,390,340   2,576,108
    Robinsons Land Corp.                                  10,511,205   5,274,770
    San Miguel Pure Foods Co., Inc.                           63,200     333,332
    Security Bank Corp.                                    1,547,208   4,169,113
    Semirara Mining Corp.                                    403,920   3,727,929
    Shang Properties, Inc.                                 1,069,970      75,115
    SM Prime Holdings, Inc.                                2,055,545     754,597
    Trans-Asia Oil & Energy Development Corp.              9,793,000     513,650
    Union Bank Of Philippines, Inc.                          732,480   2,091,892
*   Universal Rightfield Property Holdings, Inc.           1,062,000          --
    Universal Robina Corp.                                   847,425   2,782,742
    Vista Land & Lifescapes, Inc.                         31,761,900   4,301,945
                                                                     -----------
TOTAL PHILIPPINES                                                     69,493,951
                                                                     -----------
POLAND -- (2.3%)
    ABC Data SA                                               40,550      52,871
    Action SA                                                 19,311     304,152
*   Agora SA                                                 279,183     959,528
*   Alchemia SA                                              380,695     632,743
*   Alior Bank SA                                             55,953   1,476,990
    Amica Wronki SA                                            9,826     305,800
*   AmRest Holdings SE                                        58,462   1,580,219

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
POLAND -- (Continued)
    Apator SA                                                54,682 $   661,285
    Asseco Poland SA                                        620,582   9,240,662
    ATM SA                                                   64,541     270,265
*   Bioton SA                                                21,940      49,652
*   Boryszew SA                                           1,238,905   1,804,384
    Budimex SA                                               87,849   4,085,111
    CCC SA                                                  122,410   5,143,931
#*  CD Projekt SA                                           727,757   3,606,616
*   Ciech SA                                                295,749   3,168,580
    ComArch SA                                                2,740      79,161
*   Cyfrowy Polsat SA                                         8,504      57,792
    Dom Development SA                                        4,673      71,696
#*  Eko Export SA                                            44,595     575,325
    Elektrobudowa SA                                          8,568     254,886
    Emperia Holding SA                                       78,969   1,749,237
    Enea SA                                                 135,577     686,438
    Eurocash SA                                             199,667   2,640,347
    Fabryki Mebli Forte SA                                   94,248   1,370,574
*   Famur SA                                                350,412     508,473
*   Farmacol SA                                              50,868     849,297
    Firma Oponiarska Debica SA                               29,862     893,039
    Getin Holding SA                                      2,669,020   2,813,691
*   Getin Noble Bank SA                                   1,445,197   1,758,993
*   Global City Holdings NV                                  53,690     622,205
    Grupa Azoty SA                                          125,347   2,485,944
    Grupa Kety SA                                            45,590   3,283,830
*   Grupa Lotos SA                                          645,490   8,324,023
#*  Hawe SA                                                 846,548     823,929
*   Impexmetal SA                                           925,041     789,589
*   Integer.pl SA                                             6,879     604,727
*   Inter Cars SA                                            20,438   1,275,367
#   Jastrzebska Spolka Weglowa SA                           113,004   1,555,780
*   Kernel Holding SA                                       236,823   2,200,980
    Kopex SA                                                214,308     918,073
*   KRUK SA                                                  23,662     651,866
*   LC Corp. SA                                             150,655      96,670
    Lentex SA                                               203,837     565,009
    LPP SA                                                      933   2,417,355
    Lubelski Wegiel Bogdanka SA                             272,426  11,151,681
*   MCI Management SA                                       225,220     663,613
*   Midas SA                                              1,891,867     394,154
*   Mostostal Zabrze Holding SA                             338,878     205,977
*   Netia SA                                              1,984,276   3,548,337
    Neuca SA                                                 16,095   1,258,530
    Orbis SA                                                132,247   1,712,513
    Pelion SA                                                47,515   1,209,227
*   Pfleiderer Grajewo SA                                    26,312     221,792
*   Polimex-Mostostal SA                                  3,287,314      98,014
*   Polnord SA                                              214,937     643,697
*   Polski Koncern Miesny Duda SA                         1,614,871     341,655
*   PZ Cormay SA                                            141,320     319,814
*   Rafako SA                                               320,028     573,613

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- ------------
POLAND -- (Continued)
*   Rovese SA                                             2,276,863 $  1,054,664
*   Stalexport Autostrady SA                                205,192      196,608
    Stalprodukt SA                                            8,713      691,210
*   Sygnity SA                                               54,489      309,649
#   Synthos SA                                            1,256,884    1,981,001
#*  Trakcja SA                                            2,159,366      929,924
    TVN SA                                                1,410,788    7,687,109
*   Vistula Group SA                                        818,623      452,202
    Warsaw Stock Exchange                                   171,071    2,137,260
    Wawel SA                                                    381      163,537
    Zaklady Chemiczne Police SA                              76,751      522,045
*   Zespol Elektrowni Patnow Adamow Konin SA                 10,346       79,056
                                                                    ------------
TOTAL POLAND                                                         112,813,967
                                                                    ------------
SOUTH AFRICA -- (7.4%)
#   Adcock Ingram Holdings, Ltd.                            945,633    5,479,310
    Adcorp Holdings, Ltd.                                   498,315    1,515,512
    Advtech, Ltd.                                         1,951,742    1,600,100
    Aeci, Ltd.                                              856,959    9,571,562
#   African Bank Investments, Ltd.                        5,287,877    6,270,429
#   African Oxygen, Ltd.                                    853,971    1,678,448
    Allied Electronics Corp., Ltd.                          194,270      449,313
*   ArcelorMittal South Africa, Ltd.                        934,251    3,288,060
    Argent Industrial, Ltd.                                  37,236       17,349
#   Astral Foods, Ltd.                                      272,865    2,477,825
*   Aveng, Ltd.                                           3,212,008    6,901,346
    AVI, Ltd.                                             2,687,799   14,830,459
    Barloworld, Ltd.                                        859,133    9,372,443
    Basil Read Holdings, Ltd.                               325,585      285,997
    Bell Equipment, Ltd.                                    158,539      262,935
    Blue Label Telecoms, Ltd.                             2,599,582    2,252,703
*   Brait SE                                                498,180    2,684,510
    Business Connexion Group, Ltd.                        1,486,408      798,496
#   Capitec Bank Holdings, Ltd.                             129,311    2,798,605
#   Cashbuild, Ltd.                                         174,734    2,089,643
    Caxton and CTP Publishers and Printers, Ltd.            286,266      434,594
    City Lodge Hotels, Ltd.                                 261,898    3,070,007
    Clicks Group, Ltd.                                    2,275,094   13,872,087
    Clover Industries, Ltd.                                 695,022    1,282,190
*   Consolidated Infrastructure Group, Ltd.                 109,248      297,693
    Coronation Fund Managers, Ltd.                        1,346,747   13,004,885
*   Corpgro, Ltd.                                           241,136           --
    Cullinan Holdings, Ltd.                                 197,115       44,941
    Datacentrix Holdings, Ltd.                              641,400      256,321
    DataTec, Ltd.                                         1,309,341    6,580,136
    Distell Group, Ltd.                                     233,656    2,777,357
    Distribution and Warehousing Network, Ltd.              258,997      251,097
    DRDGOLD, Ltd.                                         2,685,729      855,219
    EOH Holdings, Ltd.                                      742,567    5,935,820
    Eqstra Holdings, Ltd.                                 1,839,705    1,277,219
*   Evraz Highveld Steel and Vanadium, Ltd.                 147,184      127,871
#   Famous Brands, Ltd.                                     382,245    3,834,284

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- -----------
SOUTH AFRICA -- (Continued)
#   Foschini Group, Ltd. (The)                              414,640 $ 4,285,300
    Grand Parade Investments, Ltd.                          775,034     397,937
    Grindrod, Ltd.                                        3,318,188   7,857,620
    Group Five, Ltd.                                        831,120   3,418,647
*   Harmony Gold Mining Co., Ltd.                           375,047   1,232,582
*   Harmony Gold Mining Co., Ltd. Sponsored ADR           1,944,139   6,396,217
    Holdsport, Ltd.                                          86,443     321,796
    Hudaco Industries, Ltd.                                 229,223   2,285,072
*   Hulamin, Ltd.                                           590,108     409,657
    Iliad Africa, Ltd.                                      233,033     141,966
    Illovo Sugar, Ltd.                                    1,763,937   4,864,142
    Invicta Holdings, Ltd.                                   29,809     339,887
*   JCI, Ltd.                                             3,131,151          --
#   JD Group, Ltd.                                        1,087,397   2,841,289
    JSE, Ltd.                                               688,163   6,313,522
    KAP Industrial Holdings, Ltd.                         2,005,719     781,709
#   Lewis Group, Ltd.                                       816,195   4,845,082
*   Merafe Resources, Ltd.                                5,799,431     612,017
    Metair Investments, Ltd.                                875,026   3,536,860
    Mpact, Ltd.                                           1,152,900   3,048,670
*   Murray & Roberts Holdings, Ltd.                       3,176,473   7,438,127
    Mustek, Ltd.                                            740,975     487,651
    Nampak, Ltd.                                          2,490,646   9,291,754
*   Northam Platinum, Ltd.                                2,145,957   8,376,688
    Nu-World Holdings, Ltd.                                  28,894      53,556
    Oceana Group, Ltd.                                      364,172   3,119,971
    Octodec Investments, Ltd.                                10,288      19,820
    Omnia Holdings, Ltd.                                    513,646  11,042,991
    Peregrine Holdings, Ltd.                                799,785   1,468,045
    Petmin, Ltd.                                          1,215,428     313,926
#   Pick n Pay Stores, Ltd.                                 856,714   4,895,194
#   Pinnacle Holdings, Ltd.                               1,141,564   1,418,650
    Pioneer Foods, Ltd.                                     593,188   5,299,472
    PPC, Ltd.                                             4,213,403  12,258,981
    Premium Properties, Ltd.                                 34,094      56,738
#   PSG Group, Ltd.                                         782,739   7,752,687
    Raubex Group, Ltd.                                      792,251   1,637,666
*   RCL Foods, Ltd.                                         490,053     717,365
    Resilient Property Income Fund, Ltd.                    424,175   2,323,563
    Reunert, Ltd.                                         1,274,935   8,378,275
*   Royal Bafokeng Platinum, Ltd.                           321,034   2,075,217
    Santam, Ltd.                                            109,552   2,211,900
#*  Sappi, Ltd.                                           4,391,943  13,922,148
    Sibanye Gold, Ltd.                                    2,745,959   7,092,899
    Sibanye Gold, Ltd. Sponsored ADR                        611,009   6,311,723
    Spar Group, Ltd. (The)                                1,016,062  11,938,034
    Spur Corp., Ltd.                                        555,255   1,583,716
*   Stefanutti Stocks Holdings, Ltd.                        524,569     433,431
    Sun International, Ltd.                                 813,283   8,038,794
*   Super Group, Ltd.                                     2,559,672   6,896,834
*   Telkom SA SOC, Ltd.                                   2,225,764   7,964,044
    Times Media Group, Ltd.                                  82,884     166,334

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- ------------
SOUTH AFRICA -- (Continued)
    Tongaat Hulett, Ltd.                                    744,400 $  8,850,235
    Trencor, Ltd.                                           848,617    6,014,401
    Value Group, Ltd.                                       363,719      185,041
    Wilson Bayly Holmes-Ovcon, Ltd.                         447,982    5,793,165
    Zeder Investments, Ltd.                               2,955,007    1,230,431
                                                                    ------------
TOTAL SOUTH AFRICA                                                   359,516,205
                                                                    ------------
SOUTH KOREA -- (13.6%)
#*  3S Korea Co., Ltd.                                       45,293      245,341
#   Able C&C Co., Ltd.                                       39,551    1,135,672
#*  Actoz Soft Co., Ltd.                                     23,002      754,853
#*  Advanced Nano Products Co., Ltd.                          8,317      175,637
#*  Advanced Process Systems Corp.                           98,230      829,390
#   Aekyung Petrochemical Co., Ltd.                           6,167      408,415
#   AfreecaTV Co., Ltd.                                      44,376    1,049,300
#   Agabang&Company                                         106,295      557,334
    Ahnlab, Inc.                                              2,096      107,773
#*  AJ Rent A Car Co., Ltd.                                  39,940      641,536
#   AK Holdings, Inc.                                        12,678      654,955
#*  Aminologics Co., Ltd.                                    99,300      143,435
#*  Amotech Co., Ltd.                                        29,846      397,630
    Anapass, Inc.                                            37,905      422,786
    Asia Cement Co., Ltd.                                     8,724      931,339
    ASIA Holdings Co., Ltd,                                   4,881      685,911
#   Asia Paper Manufacturing Co., Ltd.                       23,570      437,180
*   Asiana Airlines, Inc.                                   493,070    2,352,475
    AtlasBX Co., Ltd.                                        35,973    1,462,263
*   AUK Corp.                                               199,140      438,306
#   Autech Corp.                                             45,433      324,126
#*  Avaco Co., Ltd.                                          44,746      216,396
#   Baiksan Co., Ltd.                                        58,310      290,747
#   Basic House Co., Ltd. (The)                              37,960      863,362
#*  BH Co., Ltd.                                             57,838      560,951
#   BHI Co., Ltd.                                            22,560      384,086
#   Binggrae Co., Ltd.                                       26,150    2,381,833
#   Bioland, Ltd.                                            45,866      660,775
#   Biospace Co., Ltd.                                       48,097      505,027
#*  Biotoxtech Co., Ltd.                                      4,621       23,752
#   Bluecom Co., Ltd.                                        39,300      608,457
*   Bongshin Co., Ltd.                                            2           --
    Bookook Securities Co., Ltd.                              7,410       88,354
#*  Boryung Medience Co., Ltd.                               28,638      172,856
#   Boryung Pharmaceutical Co., Ltd.                         23,013      858,117
    Bukwang Pharmaceutical Co., Ltd.                         81,519    1,149,967
    BYC Co., Ltd.                                               710      160,865
#   Byucksan Corp.                                          160,170      484,709
#   CammSys Corp.                                           176,838      498,473
#*  Capro Corp.                                             114,600      516,496
#*  Celltrion Pharm, Inc.                                    60,194      700,481
#*  Chabio & Diostech Co., Ltd.                             208,424    3,267,656
#*  Charm Engineering Co., Ltd.                              42,800       84,555
    Chemtronics Co., Ltd.                                    37,574      578,154

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                          SHARES   VALUE++
                                                          ------- ----------
SOUTH KOREA -- (Continued)
#*  Chin Hung International, Inc.                         199,911 $  291,499
#*  China Great Star International, Ltd.                  266,117    809,549
#*  China Ocean Resources Co., Ltd.                       342,790    790,644
*   Choa Pharmaceutical Co.                                53,419    205,792
    Chokwang Paint, Ltd.                                    3,710     34,889
    Chong Kun Dang Pharmaceutical Corp.                    34,126  2,428,968
#   Chongkundang Holdings Corp.                            13,205    637,613
#   Choong Ang Vaccine Laboratory                          16,852    188,946
    Chosun Refractories Co., Ltd.                           2,777    255,505
#   Chungdahm Learning, Inc.                               17,619    206,735
#   CJ CGV Co., Ltd.                                       63,320  2,952,137
*   CJ E&M Corp.                                           94,096  4,594,543
#*  CJ Freshway Corp.                                       8,711    238,231
#*  CJ Korea Express Co., Ltd.                             28,793  3,043,008
    CJ O Shopping Co., Ltd.                                 6,462  2,284,402
#*  CJ Seafood Corp.                                       91,710    225,152
    CKD Bio Corp.                                          13,490    194,082
#*  CNK International Co., Ltd.                            59,774    136,652
#*  Com2uSCorp                                             33,128  1,214,787
#   Cosmax BTI, Inc.                                       16,671    682,386
#*  Cosmax, Inc.                                           32,665  2,197,056
#*  CosmoAM&T Co., Ltd.                                    32,360    196,211
#*  Cosmochemical Co., Ltd.                                47,000    321,563
#   Credu Corp.                                            11,472    527,220
#   Crown Confectionery Co., Ltd.                           3,089    884,214
*   CrucialTec Co., Ltd.                                    7,099     79,536
#*  CTC BIO, Inc.                                          69,173  1,208,934
#*  CUROCOM Co., Ltd.                                     182,360    175,065
#*  D.I Corp.                                              87,180    965,410
#*  D.ID Corp.                                             68,169    230,445
    Dae Dong Industrial Co., Ltd.                          58,180    523,259
    Dae Han Flour Mills Co., Ltd.                           5,340    765,455
#   Dae Hyun Co., Ltd.                                    108,890    252,344
    Dae Won Kang Up Co., Ltd.                             113,914    728,522
#*  Dae Young Packaging Co., Ltd.                         329,600    250,746
#   Dae-Il Corp.                                           45,790    199,440
#*  Daea TI Co., Ltd.                                     304,300    519,423
#*  Daechang Co., Ltd.                                    311,170    285,363
#   Daeduck Electronics Co.                               168,597  1,245,313
#   Daeduck GDS Co., Ltd.                                  92,186  1,527,149
    Daegu Department Store                                 41,120    933,530
#*  Daehan New Pharm Co., Ltd.                             38,721    269,106
#   Daehan Steel Co., Ltd.                                 62,680    419,436
*   Daeho International Corp.                                 543         --
#   Daehwa Pharmaceutical Co., Ltd.                        63,319    424,509
    Daekyo Co., Ltd.                                       72,780    468,972
#*  Daekyung Machinery & Engineering Co., Ltd.            139,260    273,342
    Daelim Trading Co., Ltd.                                8,890     35,248
#   Daesang Corp.                                         116,870  4,623,120
    Daesang Holdings Co., Ltd.                             68,612    847,082
    Daesung Holdings Co., Ltd.                             18,044    183,794
    Daewon Pharmaceutical Co., Ltd.                        54,481    650,192
    Daewon San Up Co., Ltd.                                24,557    221,007

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                          SHARES    VALUE++
                                                          ------- -----------
SOUTH KOREA -- (Continued)
    Daewoong Co., Ltd.                                      3,947 $   149,285
    Daewoong Pharmaceutical Co., Ltd.                      23,245   1,578,055
*   Dahaam E-Tec Co., Ltd.                                  2,100       6,859
    Daishin Securities Co., Ltd.                          198,340   1,794,807
#*  Danal Co., Ltd.                                         4,730      46,429
#   Daou Data Corp.                                        57,148     309,811
    Daou Technology, Inc.                                 167,950   2,348,727
#*  Dasan Networks, Inc.                                   79,038     474,358
#   Daum Communications Corp.                              55,806   4,050,638
    Dawonsys Co., Ltd.                                     15,098     124,093
#   Dayou Automotive Seat Technology Co., Ltd.            315,450     485,061
#*  Deutsch Motors, Inc.                                   18,677      86,036
    DGB Financial Group, Inc.                             682,483  10,353,694
    Digital Chosun Co., Ltd.                                4,745       9,240
#   Digital Power Communications Co., Ltd.                 50,540     160,860
#*  Digitech Systems Co., Ltd.                             68,918     141,398
#*  DIO Corp.                                              66,510     527,702
    Dong Ah Tire & Rubber Co., Ltd.                        23,935     444,594
#*  Dong Yang Gang Chul Co., Ltd.                         135,820     302,489
    Dong-A Socio Holdings Co., Ltd.                        10,893   1,371,532
#   Dong-Ah Geological Engineering Co., Ltd.               30,200     247,839
    Dong-Il Corp.                                           3,402     247,378
#   Dongaone Co., Ltd.                                    111,180     306,568
    Dongbang Agro Co.                                       4,600      28,153
#   Dongbang Transport Logistics Co., Ltd.                 75,370     172,868
*   Dongbu CNI Co., Ltd.                                   20,390      86,468
#*  Dongbu Corp.                                           41,240     102,000
#*  Dongbu HiTek Co., Ltd.                                140,433     947,895
    Dongbu Securities Co., Ltd.                           129,391     464,336
#*  Dongbu Steel Co., Ltd.                                140,616     423,675
    Dongil Industries Co., Ltd.                             4,963     248,484
#   Dongjin Semichem Co., Ltd.                            133,403     502,163
#*  Dongkook Industrial Co., Ltd.                         124,790     387,601
#   DongKook Pharmaceutical Co., Ltd.                      17,428     572,382
#   Dongkuk Steel Mill Co., Ltd.                          188,990   1,817,969
#   DONGKUK STRUCTURES & CONSTRUCTION Co., Ltd.           111,922     604,954
    Dongsuh Co., Inc.                                      28,699     439,967
#   Dongsung Chemical Co., Ltd.                             8,700     152,394
#   Dongsung Holdings Co., Ltd.                           101,790     575,563
#   Dongsung Pharmaceutical Co., Ltd.                      35,980     142,108
#   Dongwha Pharm Co., Ltd.                               107,890     628,194
    Dongwon F&B Co., Ltd.                                   6,814   1,329,714
    Dongwon Industries Co., Ltd.                            5,912   1,857,272
*   Dongwon Systems Corp.                                   4,921      46,140
*   Dongwoo Co., Ltd.                                       9,399      48,235
    Dongyang E&P, Inc.                                     20,474     396,129
#   Dongyang Mechatronics Corp.                           125,881   1,214,373
#*  Doosan Engine Co., Ltd.                               118,280     995,077
#*  Doosan Engineering & Construction Co., Ltd.            21,410     310,631
#*  Doosan Infracore Co., Ltd.                            183,280   2,216,243
#*  Dragonfly GF Co., Ltd.                                 32,142     185,155
#   DRB Holding Co., Ltd.                                  57,798     606,545

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                          SHARES   VALUE++
                                                          ------- ----------
SOUTH KOREA -- (Continued)
#*  Duksan Hi-Metal Co., Ltd.                              66,011 $1,227,227
#   DuzonBIzon Co., Ltd.                                  109,890  1,300,829
#   e-LITECOM Co., Ltd.                                    34,066    619,612
    E1 Corp.                                               15,150  1,030,409
#   Eagon Industries Co., Ltd.                             24,640    423,191
#   Easy Bio, Inc.                                        180,267    992,179
#*  Ecopro Co., Ltd.                                       49,386    368,371
#   EG Corp.                                               20,136    465,852
#*  ELK Corp.                                              73,233    460,755
#*  EMKOREA Co., Ltd.                                      20,391    133,846
#   ENF Technology Co., Ltd.                               41,230    367,170
#   Eo Technics Co., Ltd.                                  21,995  1,472,253
#   Estechpharma Co., Ltd.                                 37,423    345,211
#*  ESTsoft Corp.                                           7,299    116,076
    Eugene Corp.                                          184,043    680,918
*   Eugene Investment & Securities Co., Ltd.              247,273    629,158
#   Eugene Technology Co., Ltd.                            72,878  1,576,830
    EVERDIGM Corp.                                          1,798     14,119
#*  Farmsco                                                10,730    135,295
    Fila Korea, Ltd.                                       46,332  4,034,303
#*  Finetex EnE, Inc.                                      86,393    207,075
#   Firstec Co., Ltd.                                     164,190    364,207
#*  Flexcom, Inc.                                          53,658    586,149
#*  Foosung Co., Ltd.                                     142,799    467,985
    Fursys, Inc.                                           14,315    398,023
#*  Gamevil, Inc.                                          28,066  1,904,573
    Gaon Cable Co., Ltd.                                   16,004    472,944
#*  GeneOneLifeScience, Inc.                               46,810     44,344
#*  Genexine Co., Ltd.                                      3,715    119,654
#*  Genic Co., Ltd.                                        21,399    385,096
    GIIR, Inc.                                             10,990     85,551
    Global & Yuasa Battery Co., Ltd.                       28,740  1,380,103
#*  GNCO Co., Ltd.                                        206,634    264,625
#   Golfzon Co., Ltd.                                      63,123  1,151,276
#   Grand Korea Leisure Co., Ltd.                         150,160  6,279,265
    Green Cross Corp.                                      33,326  4,118,797
    Green Cross Holdings Corp.                            102,550  1,412,037
*   Green Non-Life Insurance Co., Ltd.                     22,357         --
#*  GS Engineering & Construction Corp.                   168,880  5,958,465
#   GS Global Corp.                                        64,716    604,120
    GS Home Shopping, Inc.                                  8,182  1,850,782
    GS retail Co., Ltd.                                   107,800  3,002,371
#   Gwangju Shinsegae Co., Ltd.                             3,400    782,934
    Haesung Industrial Co., Ltd.                            4,725    273,397
#*  Halla Corp.                                            78,972    553,905
#   Halla Visteon Climate Control Corp.                    51,440  2,152,384
#   Han Kuk Carbon Co., Ltd.                              138,853    995,828
#*  Hana Micron, Inc.                                      43,721    255,768
    Hana Tour Service, Inc.                                14,842    952,354
#*  Hanall Biopharma Co., Ltd.                             92,648    383,784
    Handok Pharmaceuticals Co., Ltd.                       12,498    265,362
#   Handsome Co., Ltd.                                     69,759  1,766,180

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                          SHARES   VALUE++
                                                          ------- ----------
SOUTH KOREA -- (Continued)
    Hanil Cement Co., Ltd.                                 20,147 $2,326,352
#   Hanil E-Hwa Co., Ltd.                                 111,930  2,290,140
#*  Hanjin Heavy Industries & Construction Co., Ltd.      239,542  2,829,460
#   Hanjin Heavy Industries & Construction Holdings Co.,
      Ltd.                                                 66,020    671,590
#*  Hanjin P&C Co., Ltd.                                  110,818    117,730
#*  Hanjin Shipping Co., Ltd.                             426,928  2,503,040
*   Hanjin Shipping Holdings Co., Ltd.                     74,594    484,609
#   Hanjin Transportation Co., Ltd.                        48,021  1,180,695
    Hankook Shell Oil Co., Ltd.                             3,445  1,561,602
    Hankook Synthetics, Inc.                                  550         --
*   Hankuk Glass Industries, Inc.                          11,460    224,845
    Hankuk Paper Manufacturing Co., Ltd.                   11,500    283,431
*   Hanmi Pharm Co., Ltd.                                  27,841  3,142,528
#*  Hanmi Science Co., Ltd.                                88,600  1,277,850
#   Hanmi Semiconductor Co., Ltd.                          53,050    766,857
#   Hansae Co., Ltd.                                       79,796  1,659,373
    Hansae Yes24 Holdings Co., Ltd.                        56,991    386,841
#   Hansol Chemical Co., Ltd.                              48,160  1,385,621
#   Hansol CSN Co., Ltd.                                  205,620    586,832
#*  Hansol HomeDeco Co., Ltd.                             276,470    628,085
    Hansol Paper Co.                                      203,390  2,240,176
#*  Hansol Technics Co., Ltd.                              53,475  1,138,845
#   Hanssem Co., Ltd.                                      49,360  4,038,469
    Hanwha Corp.                                          189,030  5,510,034
#*  Hanwha General Insurance Co., Ltd.                    173,490    857,111
*   Hanwha Investment & Securities Co., Ltd.              293,301  1,061,121
    Hanwha Timeworld Co., Ltd.                              8,190    254,300
    Hanyang Eng Co., Ltd.                                  41,788    279,784
    Hanyang Securities Co., Ltd.                           15,710    104,639
#*  Harim Holdings Co., Ltd.                               46,560    234,799
#   Heung-A Shipping Co., Ltd.                            447,027    592,249
*   Heungkuk Fire & Marine Insurance Co., Ltd.             74,867    299,132
    High Tech Pharm Co., Ltd.                              18,898    266,822
#   Hite Jinro Co., Ltd.                                  140,668  3,410,763
    Hitejinro Holdings Co., Ltd.                           38,160    483,090
    HMC Investment Securities Co., Ltd.                    90,880    960,786
    Hotel Shilla Co., Ltd.                                104,723  8,818,864
    HS R&A Co., Ltd.                                        3,460     83,500
#   Huchems Fine Chemical Corp.                           109,178  2,304,893
    Humax Co., Ltd.                                        69,592    843,810
#   Huons Co., Ltd.                                        31,243  1,382,406
#   Husteel Co., Ltd.                                      20,200    397,569
    Huvis Corp.                                            63,290    706,064
#   Huvitz Co., Ltd.                                       35,481    429,118
#   Hwa Shin Co., Ltd.                                     87,220  1,023,470
    Hwacheon Machine Tool Co., Ltd.                         4,979    256,552
    HwaSung Industrial Co., Ltd.                            8,420     82,076
    Hy-Lok Corp.                                           39,193  1,142,150
    Hyosung Corp.                                         121,019  8,645,977
*   Hyundai BNG Steel Co., Ltd.                            51,160  1,074,644
    Hyundai Corp.                                          58,941  1,799,951
#   Hyundai Development Co.                               299,750  8,593,993
#*  Hyundai Elevator Co., Ltd.                             64,859  2,510,691

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                          SHARES   VALUE++
                                                          ------- ----------
SOUTH KOREA -- (Continued)
#   Hyundai Engineering Plastics Co., Ltd.                 93,890 $  674,602
#   Hyundai Greenfood Co., Ltd.                           232,990  3,917,925
    Hyundai Home Shopping Network Corp.                    28,927  4,344,302
    Hyundai Hy Communications & Networks Co., Ltd.        130,910    655,155
    Hyundai Livart Co., Ltd.                               47,160    809,410
    Hyundai Marine & Fire Insurance Co., Ltd.              27,130    795,980
#*  Hyundai Merchant Marine Co., Ltd.                     248,032  2,494,189
#   Hyundai Mipo Dockyard                                   2,711    370,118
#*  Hyundai Securities Co., Ltd.                          590,660  3,982,263
#*  Hyunjin Materials Co., Ltd.                            65,164    357,594
#   HyVision System, Inc.                                  54,040    522,622
*   ICD Co., Ltd.                                          26,262    291,892
#*  IHQ, Inc.                                             102,820    291,559
#   Il Dong Pharmaceutical Co., Ltd.                       46,965    608,542
#   Iljin Electric Co., Ltd.                               85,089    693,785
#   Iljin Holdings Co., Ltd.                               34,940    212,078
#*  Iljin Materials Co., Ltd.                              66,150    714,588
    Ilshin Spinning Co., Ltd.                               7,626    993,984
#   Ilsung Pharmaceuticals Co., Ltd.                        2,864    215,466
    Ilyang Pharmaceutical Co., Ltd.                         8,108    197,617
#*  IM Co., Ltd.                                           65,996    260,977
#   iMarketKorea, Inc.                                     88,230  2,670,879
#   iMBC Co., Ltd.                                          8,746     46,919
#*  Infinitt Healthcare Co., Ltd.                          18,639    143,103
#*  Infopia Co., Ltd.                                      36,952    489,146
#*  Infraware, Inc.                                        76,102    668,900
#*  InkTec Co., Ltd.                                       30,500    610,049
    Innochips Technology, Inc.                             19,183    252,963
#*  InnoWireless, Inc.                                     21,995    287,596
*   Innox Corp.                                            46,676  1,050,556
*   Insun ENT Co., Ltd.                                    43,247    161,378
#   Intelligent Digital Integrated Securities Co., Ltd.    12,769    235,518
#*  Interflex Co., Ltd.                                    43,389    905,303
    Intergis Co., Ltd.                                      5,610     47,193
#   Interojo Co., Ltd.                                     34,343    686,779
#   Interpark Corp.                                       158,768  1,782,046
    INTOPS Co., Ltd.                                       34,086    799,754
#   Inzi Controls Co., Ltd.                                45,990    255,093
    INZI Display Co., Ltd.                                 64,622    115,970
#*  IS Dongseo Co., Ltd.                                   52,132  1,181,620
#   ISU Chemical Co., Ltd.                                 57,600    780,589
#   IsuPetasys Co., Ltd.                                  144,360    800,667
#   Jahwa Electronics Co., Ltd.                            62,700  1,123,878
    JB Financial Group Co., Ltd.                          402,950  2,972,015
*   Jcontentree Corp.                                      96,061    370,927
#   Jeil Pharmaceutical Co.                                29,490    535,076
#*  Jeju Semiconductor Corp.                               33,053    120,507
    Jinro Distillers Co., Ltd.                                615     12,961
#   Jinsung T.E.C.                                         70,489    470,488
#   JNK Heaters Co., Ltd.                                  11,537     83,497
#*  JoyCity Corp.                                          33,920    845,395
*   Joymax Co., Ltd.                                       21,192    719,481

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                          SHARES   VALUE++
                                                          ------- ----------
SOUTH KOREA -- (Continued)
#*  Jusung Engineering Co., Ltd.                          105,346 $  546,391
#*  JVM Co., Ltd.                                          15,235    804,023
    JW Holdings Co., Ltd.                                 175,620    499,932
    JW Pharmaceutical Corp.                                43,765    740,505
#   JW Shinyak Corp.                                       13,505     66,544
#*  JYP Entertainment Corp.                                16,344     81,823
    KB Capital Co., Ltd.                                   55,498  1,104,521
#   KC Cottrell Co., Ltd.                                  28,203    234,280
#   KC Green Holdings Co., Ltd.                            45,690    357,163
#   KC Tech Co., Ltd.                                     123,092    943,693
*   KCO Energy, Inc.                                          120         --
#   KCP Co., Ltd.                                          47,433    567,077
*   Keangnam Enterprises, Ltd.                              5,833     19,145
#*  KEC Corp.                                             101,438     82,585
#   KEPCO Engineering & Construction Co., Inc.             17,746  1,058,117
    KEPCO Plant Service & Engineering Co., Ltd.            21,566  1,401,194
#   Keyang Electric Machinery Co., Ltd.                   116,340    449,020
    KG Chemical Corp.                                      26,470    497,790
#   Kginicis Co., Ltd.                                     48,564    742,872
#   KGMobilians Co., Ltd.                                  50,860    788,272
#   KH Vatec Co., Ltd.                                     54,402  1,016,913
#   KISCO Corp.                                            18,970    515,276
    KISCO Holdings Co., Ltd.                                2,292    102,215
    Kishin Corp.                                           49,420    368,225
    KISWIRE, Ltd.                                          25,959    933,447
#   KIWOOM Securities Co., Ltd.                            60,791  2,992,188
*   KMH Co., Ltd.                                          42,510    369,802
#*  KMW Co., Ltd.                                          40,282    687,437
#   Koentec Co., Ltd.                                     194,086    709,554
#   Koh Young Technology, Inc.                             63,733  1,519,996
#   Kolao Holdings                                        125,563  3,127,499
#   Kolon Corp.                                            34,739    728,792
#*  Kolon Global Corp.                                    174,260    434,259
#   Kolon Industries, Inc.                                 85,903  5,700,018
#   Kolon Life Science, Inc.                               18,540    943,770
#*  Komipharm International Co., Ltd.                      61,998    529,189
#   KONA I Co., Ltd.                                       38,594  1,441,517
    Kook Je Electric Korea Co., Ltd.                       21,581    371,495
#   Kook Soon Dang Brewery Co., Ltd.                       30,858    189,644
    Korea Airport Service Co., Ltd.                         4,550    112,761
#   Korea Cast Iron Pipe Industries Co., Ltd.               8,530     31,924
#   Korea Circuit Co., Ltd.                                51,766    642,830
#   Korea District Heating Corp.                           15,021  1,051,237
    Korea Electric Terminal Co., Ltd.                      29,320  1,236,927
    Korea Export Packaging Industrial Co., Ltd.             4,840    102,031
    Korea Flange Co., Ltd.                                 10,590    149,590
#*  Korea Info & Comm                                      56,303    366,623
    Korea Investment Holdings Co., Ltd.                   171,470  6,298,117
#   Korea Kolmar Co., Ltd.                                 69,030  2,275,221
#   Korea Kolmar Holdings Co., Ltd.                        33,913    599,290
    Korea Petrochemical Ind Co., Ltd.                      14,789    893,273
#   Korea United Pharm, Inc.                               50,081    588,354

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES    VALUE++
                                                          --------- ----------
SOUTH KOREA -- (Continued)
*   Korean Air Lines Co., Ltd.                               90,680 $2,915,758
    Korean Reinsurance Co.                                  458,855  4,535,038
#   Kortek Corp.                                             42,574    636,423
#   KPF                                                      42,149    242,365
    KPX Chemical Co., Ltd.                                    6,479    401,915
#*  KR Motors Co., Ltd.                                     188,180    227,513
#*  KSCB Co., Ltd.                                            7,972     27,554
*   KT Hitel Co., Ltd.                                       34,702    266,354
    KT Skylife Co., Ltd.                                     89,320  2,091,474
#*  KTB Investment & Securities Co., Ltd.                   279,130    696,324
    Kukdo Chemical Co., Ltd.                                 18,632    916,416
#   Kumho Electric Co., Ltd.                                 18,040    426,276
*   Kumho Industrial Co., Ltd.                                  901     10,351
*   Kumho Tire Co., Inc.                                    280,529  3,536,684
    Kumkang Kind Co., Ltd.                                    4,800    194,858
*   Kun Wha Pharmaceutical Co., Ltd.                          7,580    133,186
    Kunsul Chemical Industrial Co., Ltd.                     15,410    656,373
    Kwang Dong Pharmaceutical Co., Ltd.                     194,647  1,740,401
#*  Kwang Myung Electric Engineering Co., Ltd.              192,960    420,117
*   Kyeryong Construction Industrial Co., Ltd.               10,030    135,789
*   Kyobo Securities Co.                                     98,440    657,805
#   Kyung Dong Navien Co., Ltd.                              28,750    692,053
#   Kyung-In Synthetic Corp.                                 95,840    483,874
    Kyungbang, Ltd.                                           2,961    381,956
    Kyungchang Industrial Co., Ltd.                          29,756    333,220
    KyungDong City Gas Co., Ltd.                             11,201  1,268,093
    Kyungdong Pharm Co., Ltd.                                27,254    491,033
#   L&F Co., Ltd.                                            37,532    253,525
#*  LB Semicon, Inc.                                        158,270    322,036
#   LEENO Industrial, Inc.                                   50,300  1,450,950
#   LF Corp.                                                 97,025  2,522,609
#   LG Hausys, Ltd.                                          32,510  5,739,338
#*  LG Innotek Co., Ltd.                                     55,586  6,151,655
    LG International Corp.                                  156,201  4,628,163
#*  LG Life Sciences, Ltd.                                   51,993  1,801,701
    LIG Insurance Co., Ltd.                                 199,300  5,842,394
#   LMS Co., Ltd.                                            24,098    516,958
#   Lock & Lock Co., Ltd.                                   132,290  2,008,294
#*  Logistics Energy Korea Co., Ltd.                        134,570    286,437
    Lotte Chilsung Beverage Co., Ltd.                         3,160  4,786,185
    Lotte Confectionery Co., Ltd.                             2,641  4,528,149
    Lotte Food Co., Ltd.                                      3,776  2,831,297
#   LOTTE Himart Co., Ltd.                                   35,877  2,522,360
*   Lotte Non-Life Insurance Co., Ltd.                      113,024    415,804
    LS Corp.                                                 18,353  1,439,555
#   LS Industrial Systems Co., Ltd.                          72,572  4,641,795
#*  Lumens Co., Ltd.                                        180,215  2,424,074
    Macquarie Korea Infrastructure Fund                   1,514,061  9,376,240
#*  Macrogen, Inc.                                           26,706  1,090,647
#   Maeil Dairy Industry Co., Ltd.                           40,992  1,551,814
#   Mando Corp.                                              60,934  7,330,224
#*  Medifron DBT Co., Ltd.                                  101,295    296,265

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES    VALUE++
                                                          --------- ----------
SOUTH KOREA -- (Continued)
#*  Medipost Co., Ltd.                                        3,841 $  257,121
    Medy-Tox, Inc.                                           20,205  2,993,339
    MegaStudy Co., Ltd.                                      23,359  1,579,275
#*  Melfas, Inc.                                             80,390    730,383
    Meritz Financial Group, Inc.                            104,872    754,382
    Meritz Fire & Marine Insurance Co., Ltd.                249,565  3,107,680
#   Meritz Securities Co., Ltd.                           1,043,095  2,293,906
    Mi Chang Oil Industrial Co., Ltd.                         2,078    144,167
    Mirae Asset Securities Co., Ltd.                        125,804  5,168,950
#*  Mirae Corp.                                             436,967    102,393
*   Miwon Chemicals Co., Ltd.                                 1,890     66,028
*   Miwon Commercial Co., Ltd.                                  716    120,942
*   Miwon Specialty Chemical Co., Ltd.                        1,041    319,705
    MK Electron Co., Ltd.                                    86,407    456,845
#*  MNTech Co., Ltd.                                         86,871    572,564
#   Modetour Network, Inc.                                   53,178  1,185,406
#*  Monalisa Co., Ltd.                                       68,050    167,661
    Moorim P&P Co., Ltd.                                    133,920    647,094
    Moorim Paper Co., Ltd.                                   98,440    265,314
    Motonic Corp.                                            56,730    659,702
#*  Muhak Co., Ltd.                                          17,919    526,523
    Namhae Chemical Corp.                                   120,134  1,130,908
    Namyang Dairy Products Co., Ltd.                          1,390  1,233,332
    National Plastic Co.                                     56,060    358,941
#*  Neowiz Games Corp.                                       65,519  1,039,373
#*  NEOWIZ HOLDINGS Corp.                                    24,844    303,791
#*  NEPES Corp.                                              94,472    863,030
#   Nexen Corp.                                              33,168  2,475,877
#   Nexen Tire Corp.                                        161,910  2,222,021
#*  Nexolon Co., Ltd.                                        29,760     30,578
#*  Nexon GT Co., Ltd.                                       49,781    393,616
    NH Investment & Securities Co., Ltd.                    126,810    823,244
    NICE Holdings Co., Ltd.                                  60,190    814,217
    NICE Information Service Co., Ltd.                       55,095    192,274
#*  NK Co., Ltd.                                             93,370    369,377
#   Nong Shim Holdings Co., Ltd.                              8,976    877,429
    NongShim Co., Ltd.                                       17,374  5,171,538
    Noroo Holdings Co., Ltd.                                  5,710    115,341
#   OCI Materials Co., Ltd.                                  32,432  1,113,124
#*  OPTRON-TEC, Inc.                                         75,216    554,373
#*  Orientbio, Inc.                                         218,393    114,506
*   OSANGJAIEL Co., Ltd.                                     45,028    455,867
#*  Osstem Implant Co., Ltd.                                 53,389  1,329,660
#*  Osung LST Co., Ltd.                                      11,679     47,244
    Ottogi Corp.                                              5,962  2,365,167
*   Paik Kwang Industrial Co., Ltd.                          63,931    159,545
#*  Pan Ocean Co., Ltd.                                      17,111     57,085
#   Pan-Pacific Co., Ltd.                                    90,666    311,461
#*  PaperCorea, Inc.                                        147,900     96,156
#   Partron Co., Ltd.                                       194,543  2,641,364
#*  Pharmicell Co., Ltd.                                    129,934    497,585
    Poongsan Corp.                                          104,011  2,567,015

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                          SHARES   VALUE++
                                                          ------- ----------
SOUTH KOREA -- (Continued)
#   Poongsan Holdings Corp.                                18,297 $  552,654
#   POSCO Chemtech Co., Ltd.                                9,949  1,437,147
*   POSCO Coated & Color Steel Co., Ltd.                    4,130     71,259
#   Posco ICT Co., Ltd.                                   217,383  1,807,893
#   Posco M-Tech Co., Ltd.                                 82,983    363,250
#*  Posco Plantec Co., Ltd.                                39,761    157,306
#*  Power Logics Co., Ltd.                                112,474    496,841
#   PSK, Inc.                                              58,750    780,759
    Pulmuone Co., Ltd.                                      4,811    438,609
#   Pyeong Hwa Automotive Co., Ltd.                        59,253  1,210,037
#*  Redrover Co., Ltd.                                     58,137    396,282
    Reyon Pharmaceutical Co., Ltd.                         12,340    227,750
#   RFsemi Technologies, Inc.                              30,415    272,658
    RFTech Co., Ltd.                                       16,282    172,302
#   Romanson Co., Ltd.                                     29,944    281,960
    S&T Corp.                                               5,003     83,148
    S&T Dynamics Co., Ltd.                                129,682  1,501,295
#   S&T Holdings Co., Ltd.                                 21,808    319,446
    S&T Motiv Co., Ltd.                                    50,410  1,361,716
    S-1 Corp.                                              43,247  3,289,488
#   S-Energy Co., Ltd.                                     37,010    411,599
#   S-MAC Co., Ltd.                                        78,277    665,950
#   Saeron Automotive Corp.                                 2,640     27,000
#*  Sajo Industries Co., Ltd.                              11,014    373,310
    Sam Young Electronics Co., Ltd.                        63,000    701,135
#   Sam Yung Trading Co., Ltd.                             54,602  1,037,713
    Samchully Co., Ltd.                                    15,646  2,350,283
    Samho Development Co., Ltd.                            20,870     63,767
#   SAMHWA Paints Industrial Co., Ltd.                     38,900    579,966
#   Samick Musical Instruments Co., Ltd.                  257,520    711,659
#   Samick THK Co., Ltd.                                   35,630    270,699
#   Samjin Pharmaceutical Co., Ltd.                        59,596  1,074,760
    Samkwang Glass                                         17,041    807,849
#   Samlip General Foods Co., Ltd.                          9,750    702,507
#   Samsung Fine Chemicals Co., Ltd.                       93,648  3,741,021
#*  SAMT Co., Ltd.                                         70,907    140,662
#   Samyang Foods Co., Ltd.                                17,230    532,843
    Samyang Holdings Corp.                                 20,208  1,409,269
    Samyang Tongsang Co., Ltd.                              1,760     57,152
#*  Samyoung Chemical Co., Ltd.                           173,170    383,780
#*  Sangbo Corp.                                           50,696    592,247
#*  Sapphire Technology Co., Ltd.                           8,161    328,836
    Satrec Initiative Co., Ltd.                             5,805    111,906
    SAVEZONE I&C Corp.                                     30,770    184,995
    SBS Contents Hub Co., Ltd.                             21,793    394,600
    SBS Media Holdings Co., Ltd.                          195,940    831,090
#*  SBW                                                   340,780    222,253
    Seah Besteel Corp.                                     65,015  1,756,402
    SeAH Holdings Corp.                                     4,622    486,608
    SeAH Steel Corp.                                       10,931  1,302,598
    Sebang Co., Ltd.                                       51,495    892,302
#*  Seegene, Inc.                                          35,613  1,952,912

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES    VALUE++
                                                          --------- ----------
SOUTH KOREA -- (Continued)
#   Sejong Industrial Co., Ltd.                              48,360 $  812,519
    Sempio Foods Co.                                          7,350    187,586
#*  Seobu T&D                                                44,362    845,351
#   Seohan Co., Ltd.                                        277,691    513,033
#*  Seohee Construction Co., Ltd.                           728,878    426,566
    Seoul Semiconductor Co., Ltd.                            36,969  1,488,089
*   Seowon Co., Ltd.                                         15,830     24,090
#   SEOWONINTECH Co., Ltd.                                   45,291    682,006
#*  Sewon Cellontech Co., Ltd.                              124,121    338,031
    Sewon Precision Industry Co., Ltd.                        1,680     43,196
#   SEWOONMEDICAL Co., Ltd.                                  95,161    509,807
    SFA Engineering Corp.                                    43,987  1,901,707
#*  SG Corp.                                                660,590    392,548
#   SH Energy & Chemical Co., Ltd.                          375,570    304,956
    Shin Poong Pharmaceutical Co., Ltd.                     138,450    614,017
*   Shine Co., Ltd.                                          10,794    104,466
#*  Shinil Industrial Co., Ltd.                             228,580    477,383
    Shinsegae Co., Ltd.                                      35,692  7,749,076
    Shinsegae Information & Communication Co., Ltd.           3,544    261,645
#   Shinsegae International Co., Ltd.                         9,971    715,662
#*  Shinsung Solar Energy Co., Ltd.                         255,452    367,774
#*  Shinsung Tongsang Co., Ltd.                             349,750    434,192
*   Shinwha Intertek Corp.                                    8,310     24,968
*   Shinwon Corp.                                            19,980     34,693
    Shinyoung Securities Co., Ltd.                           14,050    550,834
#*  Signetics Corp.                                         166,628    338,006
#*  SIGONG TECH Co., Ltd.                                    67,831    212,076
#   Silicon Works Co., Ltd.                                  48,203  1,076,365
#   Silla Co., Ltd.                                          36,700    882,791
#*  Simm Tech Co., Ltd.                                     114,351    661,284
#   SIMPAC, Inc.                                             73,030    516,388
    Sindoh Co., Ltd.                                         10,939    718,018
#   SJM Co., Ltd.                                            38,370    388,690
*   SK Broadband Co., Ltd.                                  726,646  3,013,848
#   SK Chemicals Co., Ltd.                                   72,371  4,220,864
#*  SK Communications Co., Ltd.                              79,814    578,166
    SK Gas, Ltd.                                             18,599  1,708,852
*   SK Networks Co., Ltd.                                   660,780  6,092,148
*   SK Securities Co., Ltd.                               1,344,790    963,595
#   SKC Co., Ltd.                                           103,527  3,432,781
#   SL Corp.                                                 70,320  1,212,746
#*  SM Culture & Contents Co., Ltd.                          59,505    248,837
#*  SM Entertainment Co.                                     77,229  3,658,321
#*  Solborn, Inc.                                            33,748    127,085
*   Solco Biomedical Co., Ltd.                               56,341     32,209
#   Songwon Industrial Co., Ltd.                             74,660    734,982
#*  Sonokong Co., Ltd.                                       86,999    222,283
#   Soulbrain Co., Ltd.                                      41,770  1,668,072
*   Ssangyong Cement Industrial Co., Ltd.                    99,641    911,729
#*  Steel Flower Co., Ltd.                                   29,816    140,674
#*  STS Semiconductor & Telecommunications                  119,249    272,627
#*  STX Corp. Co., Ltd.                                      83,769    102,147

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                          SHARES   VALUE++
                                                          ------- ----------
SOUTH KOREA -- (Continued)
#*  STX Engine Co., Ltd.                                  115,112 $  391,022
#   Suheung Co., Ltd.                                      32,370  1,200,814
    Sun Kwang Co., Ltd.                                    15,705    278,532
    Sung Kwang Bend Co., Ltd.                              62,624  1,468,670
#*  Sungchang Enterprise Holdings, Ltd.                    23,520    465,598
#*  Sungshin Cement Co., Ltd.                              91,380  1,010,777
    Sungwoo Hitech Co., Ltd.                              128,611  2,077,451
    Sunjin Co., Ltd.                                       25,055    741,611
#*  Sunny Electronics Corp.                                60,140    180,571
#*  Suprema, Inc.                                          57,629  1,429,947
#*  Synopex, Inc.                                         261,562    467,467
    Tae Kyung Industrial Co., Ltd.                         33,700    167,208
    Taekwang Industrial Co., Ltd.                           1,928  2,484,412
#*  Taewoong Co., Ltd.                                     45,326  1,095,651
*   Taeyoung Engineering & Construction Co., Ltd.         200,500  1,254,593
#*  Taihan Electric Wire Co., Ltd.                        113,742    233,447
    Tailim Packaging Industrial Co., Ltd.                 141,790    274,382
#   TCC Steel                                              38,096    135,866
#   TES Co., Ltd.                                          25,170    308,038
#*  Theall Medi Bio                                        29,510     65,961
#*  Theragen Etex Co., Ltd.                                43,667    313,182
#*  TK Chemical Corp.                                     222,222    488,421
#   Tong Yang Moolsan Co., Ltd.                            22,590    216,546
    Tongyang Life Insurance                               192,400  1,873,007
    TONGYANG Securities, Inc.                              12,966     28,895
#*  Top Engineering Co., Ltd.                              43,811    189,858
#   Toptec Co., Ltd.                                       39,069    506,274
#*  Toray Chemical Korea, Inc.                            121,710  1,708,953
#   Tovis Co., Ltd.                                        59,929    475,717
#*  Trais Co., Ltd.                                        59,456    169,530
*   Trigem Computer, Inc.                                       1         --
#   TS Corp.                                               18,630    569,121
*   TSM Tech Co., Ltd.                                      6,518     45,406
#*  UBCare Co., Ltd.                                       51,297    156,883
    Ubiquoss, Inc.                                         49,604    399,143
#*  Ubivelox, Inc.                                         15,537    249,957
#   UI Display Co., Ltd.                                   34,401    357,434
#   Uju Electronics Co., Ltd.                              31,398    557,719
    Unid Co., Ltd.                                         17,354  1,118,850
#   Union Steel                                             8,052    109,827
#*  Uniquest Corp.                                         16,050    217,086
#*  Unison Co., Ltd.                                       99,851    198,405
    Value Added Technologies Co., Ltd.                     39,778    636,708
#   Vieworks Co., Ltd.                                     37,657    953,321
#   Visang Education, Inc.                                 29,722    306,370
#*  Webzen, Inc.                                           31,367    208,171
#*  WeMade Entertainment Co., Ltd.                         33,045  1,440,618
#   Whanin Pharmaceutical Co., Ltd.                        43,130    617,098
#*  WillBes & Co. (The)                                   269,780    301,012
#*  WiSoL Co., Ltd.                                        53,318    693,516
#*  WONIK CUBE Corp.                                       20,753     46,357
#*  Wonik IPS Co., Ltd.                                   162,920  1,631,659

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES     VALUE++
                                                          --------- ------------
SOUTH KOREA -- (Continued)
#   Woojeon & Handan Co., Ltd.                               63,601 $    396,696
#*  Woongjin Energy Co., Ltd.                               212,230      480,232
*   Woongjin Holdings Co., Ltd.                              19,691       41,988
#*  Woongjin Thinkbig Co., Ltd.                              74,779      583,642
#   Wooree ETI Co., Ltd.                                    139,474      381,468
    Woori Investment & Securities Co., Ltd.                 617,082    5,226,301
#*  Woori Investment Bank                                 1,643,150      722,549
#   WooSung Feed Co., Ltd.                                   86,370      254,234
#   Y G-1 Co., Ltd.                                          70,378      785,240
    YESCO Co., Ltd.                                          13,100      480,454
#   YG Entertainment, Inc.                                   30,279    1,814,091
#   Yoosung Enterprise Co., Ltd.                             64,900      305,293
    YooSung T&S Co., Ltd.                                    16,136       23,892
    Youlchon Chemical Co., Ltd.                              59,750      817,352
#   Young Heung Iron & Steel Co., Ltd.                       55,480      119,695
    Young Poong Corp.                                         2,389    2,751,542
*   Young Poong Mining & Construction Corp.                   1,580           --
    Young Poong Precision Corp.                              35,929      338,152
#   Youngone Corp.                                          104,914    4,288,203
#   Youngone Holdings Co., Ltd.                              28,420    2,025,857
#   Yuhan Corp.                                              44,525    7,832,089
    YuHwa Securities Co., Ltd.                               13,060      153,057
#*  Yungjin Pharmaceutical Co., Ltd.                        469,292      836,630
*   ZeroOne Interactive Co., Ltd.                             3,200           --
                                                                    ------------
TOTAL SOUTH KOREA                                                    660,301,981
                                                                    ------------
TAIWAN -- (13.1%)
#   A-DATA Technology Co., Ltd.                           1,078,000    2,574,946
    Ability Enterprise Co., Ltd.                          1,749,076    1,103,705
#   AcBel Polytech, Inc.                                  1,849,599    2,430,351
#   Accton Technology Corp.                               2,461,763    1,466,109
#   Ace Pillar Co., Ltd.                                    254,008      205,223
    ACES Electronic Co., Ltd.                               421,000      486,590
    ACHEM Technology Corp.                                  868,860      628,999
#   Acter Co., Ltd.                                         180,000      692,364
*   Action Electronics Co., Ltd.                            761,635      152,009
#   Actron Technology Corp.                                 263,150    1,113,906
#   Adlink Technology, Inc.                                 473,985      874,160
#   Advanced Ceramic X Corp.                                222,000    1,098,507
    Advanced International Multitech Co., Ltd.              425,000      435,342
#   Advancetek Enterprise Co., Ltd.                         638,917      698,201
#*  AGV Products Corp.                                    2,428,801      765,739
#   AimCore Technology Co., Ltd.                            245,589      268,017
#   Alcor Micro Corp.                                       379,000      516,717
    ALI Corp.                                             1,479,000    1,537,430
    Allis Electric Co., Ltd.                                 54,000       17,057
    Alltop Technology Co., Ltd.                              54,000       46,365
    Alpha Networks, Inc.                                  1,582,763    1,255,629
#   Altek Corp.                                           1,893,637    1,912,294
#   Ambassador Hotel (The)                                1,385,000    1,277,960
    AMPOC Far-East Co., Ltd.                                450,444      381,536
    AmTRAN Technology Co., Ltd.                           4,067,951    2,817,077
#   Anpec Electronics Corp.                                 577,000      470,519

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES    VALUE++
                                                          --------- ----------
TAIWAN -- (Continued)
#   Apacer Technology, Inc.                                 541,576 $  536,547
#   APCB, Inc.                                              719,000    492,918
#   Apex Biotechnology Corp.                                465,483  1,005,950
#   Apex International Co., Ltd.                            255,000    335,599
#   Apex Medical Corp.                                      325,500    379,068
    Apex Science & Engineering                              140,907     86,882
#   Arcadyan Technology Corp.                               105,581    165,748
#   Ardentec Corp.                                        1,433,992  1,218,748
*   Arima Communications Corp.                              911,719    538,067
#*  Asia Optical Co., Inc.                                1,143,000  1,140,838
#   Asia Plastic Recycling Holding, Ltd.                    289,726    614,548
#   Asia Polymer Corp.                                    1,439,484  1,116,192
    Asia Vital Components Co., Ltd.                       1,548,058    990,468
#   ASROCK, Inc.                                            192,000    731,693
    Aten International Co., Ltd.                            430,479  1,356,159
#   Audix Corp.                                             519,000    501,232
#   AURAS Technology Co., Ltd.                               99,585     81,875
#   Aurora Corp.                                            541,499    999,184
    AV Tech Corp.                                           198,000    535,202
    Avermedia Technologies                                  701,446    289,308
*   Avision, Inc.                                           729,000    247,016
#   AVY Precision Technology, Inc.                          235,000    356,002
#   Awea Mechantronic Co., Ltd.                             137,200    250,123
    Bank of Kaohsiung                                     1,946,054    613,187
    Basso Industry Corp.                                    581,000    721,936
*   BenQ Materials Corp.                                    751,000    922,207
#   BES Engineering Corp.                                 6,859,750  1,801,955
#   Bin Chuan Enterprise Co., Ltd.                          172,542    124,350
    Bionet Corp.                                            191,000    286,056
    Biostar Microtech International Corp.                   865,975    353,103
#   Boardtek Electronics Corp.                              783,000    881,172
*   Bright Led Electronics Corp.                            601,520    313,933
    C Sun Manufacturing, Ltd.                               698,221    666,462
#   Cameo Communications, Inc.                            1,147,818    340,556
#   Capella Microsystems Taiwan, Inc.                       161,598    617,756
#   Capital Securities Corp.                              8,209,142  2,815,680
#   Career Technology MFG. Co., Ltd.                      1,388,000  1,959,723
#   Carnival Industrial Corp.                             1,753,000    468,608
    Cathay Chemical Works                                    30,000     16,639
    Cathay Real Estate Development Co., Ltd.              3,801,000  2,205,642
#   Celxpert Energy Corp.                                   164,000     88,654
    Central Reinsurance Co., Ltd.                           867,410    463,799
#   ChainQui Construction Development Co., Ltd.             360,083    302,133
#   Chaintech Technology Corp.                              173,241    246,902
*   Champion Building Materials Co., Ltd.                 1,757,851    623,522
#   Chang Wah Electromaterials, Inc.                        206,673    542,514
    Channel Well Technology Co., Ltd.                        53,000     28,336
#   Charoen Pokphand Enterprise                             867,000    766,470
#   Chaun-Choung Technology Corp.                           330,000    877,804
#   CHC Resources Corp.                                     329,348    766,981
    Chen Full International Co., Ltd.                       152,000    154,812
#   Chenbro Micom Co., Ltd.                                 294,000    451,834

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
TAIWAN -- (Continued)
    Cheng Loong Corp.                                      4,169,383 $1,810,390
#   Cheng Uei Precision Industry Co., Ltd.                 1,982,331  3,990,109
#*  Chenming Mold Industry Corp.                             610,437    757,399
#   Chia Chang Co., Ltd.                                     547,000    649,155
#*  Chia Hsin Cement Corp.                                 2,128,121  1,117,083
    Chien Kuo Construction Co., Ltd.                       1,436,312    650,212
    Chilisin Electronics Corp.                               505,572    388,503
    Chime Ball Technology Co., Ltd.                          143,000    424,561
    Chimei Materials Technology Corp.                        698,000    812,948
#   Chin-Poon Industrial Co., Ltd.                         1,754,207  3,292,658
    China Chemical & Pharmaceutical Co., Ltd.              1,394,000  1,028,653
#   China Ecotek Corp.                                       187,000    470,549
    China Electric Manufacturing Corp.                     1,435,900    604,733
    China General Plastics Corp.                           1,636,640    827,523
    China Glaze Co., Ltd.                                    654,139    334,133
*   China Man-Made Fiber Corp.                             5,236,879  1,772,476
#   China Metal Products                                   1,312,003  1,513,361
    China Motor Corp.                                        586,609    531,333
    China Petrochemical Development Corp.                  3,687,000  1,453,747
    China Steel Chemical Corp.                               543,554  3,136,214
    China Steel Structure Co., Ltd.                          655,000    722,408
    China Synthetic Rubber Corp.                           2,303,563  2,205,036
*   China United Trust & Investment Corp.                    164,804         --
*   China Wire & Cable Co., Ltd.                             592,000    233,522
#   Chinese Maritime Transport, Ltd.                         543,850    640,933
    Chipbond Technology Corp.                              1,543,000  2,642,770
#   Chong Hong Construction Co.                              657,646  1,816,642
*   Chou Chin Industrial Co., Ltd.                               825         --
#   Chroma ATE, Inc.                                       1,531,821  3,951,300
*   Chun YU Works & Co., Ltd.                              1,148,000    484,147
    Chun Yuan Steel                                        1,955,529    819,864
#   Chung Hsin Electric & Machinery Manufacturing Corp.    1,995,000  1,343,325
*   Chung Hung Steel Corp.                                 3,863,979    997,261
*   Chung Hwa Pulp Corp.                                   2,616,031    782,084
    Chunghwa Chemical Synthesis & Biotech Co., Ltd.          256,000    362,171
*   Chunghwa Picture Tubes, Ltd.                          16,151,000  1,003,496
*   Chyang Sheng Dyeing & Finishing Co., Ltd.                 45,000     21,787
#   Cleanaway Co., Ltd.                                      173,000    978,411
    Clevo Co.                                              2,044,200  3,768,185
#*  CMC Magnetics Corp.                                   13,033,960  2,009,959
#   CoAsia Microelectronics Corp.                            472,500    235,400
    Collins Co., Ltd.                                        565,431    210,778
    Compeq Manufacturing Co., Ltd.                         4,826,000  3,164,599
*   Concord Securities Corp.                               1,491,000    384,967
    Continental Holdings Corp.                             1,959,067    743,488
#   Coretronic Corp.                                       3,332,000  3,979,115
*   Cosmo Electronics Corp.                                  184,137    228,695
*   Cosmos Bank Taiwan                                     1,044,926    515,479
#   Coxon Precise Industrial Co., Ltd.                       525,000    888,794
    Creative Sensor, Inc.                                     85,000     71,299
#*  Crystalwise Technology, Inc.                             592,302    595,514
    CSBC Corp. Taiwan                                      1,909,610  1,159,224

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES    VALUE++
                                                          --------- ----------
TAIWAN -- (Continued)
    CTCI Corp.                                              134,000 $  213,999
    Cub Elecparts, Inc.                                       7,000     62,094
    CviLux Corp.                                            353,039    486,133
#   Cyberlink Corp.                                         413,697  1,271,118
#   CyberPower Systems, Inc.                                211,000    528,146
    CyberTAN Technology, Inc.                               921,779    899,121
    D-Link Corp.                                          2,875,665  1,884,222
#   DA CIN Construction Co., Ltd.                           910,711    847,822
#*  Da-Li Construction Co., Ltd.                            459,220    511,657
    Dafeng TV, Ltd.                                         265,540    455,201
    Darfon Electronics Corp.                              1,333,550    927,979
#   Davicom Semiconductor, Inc.                             351,888    404,038
    Daxin Materials Corp.                                   192,000    343,640
    De Licacy Industrial Co., Ltd.                           70,000     27,718
    Delpha Construction Co., Ltd.                           991,931    553,061
    Depo Auto Parts Ind Co., Ltd.                           497,000  2,001,974
*   Der Pao Construction Co., Ltd.                          476,000         --
#   DFI, Inc.                                               164,524    205,145
    Dimerco Express Corp.                                   373,000    225,067
#   DYNACOLOR, Inc.                                         224,000    583,362
*   Dynamic Electronics Co., Ltd.                         1,275,321    478,831
#   Dynapack International Technology Corp.                 607,000  1,583,689
#*  E Ink Holdings, Inc.                                  3,975,000  2,649,256
#   E-Lead Electronic Co., Ltd.                             307,942    737,126
    E-LIFE MALL Corp.                                       362,000    765,099
#*  E-Ton Solar Tech Co., Ltd.                            2,396,209  1,482,096
*   Eastern Media International Corp.                     2,058,889    896,413
#   Edimax Technology Co., Ltd.                             850,108    410,633
#   Edison Opto Corp.                                       435,000    518,077
#   Edom Technology Co., Ltd.                               172,776    106,836
#   eGalax_eMPIA Technology, Inc.                           220,255    624,267
#   Elan Microelectronics Corp.                           1,655,715  3,066,529
#   Elite Advanced Laser Corp.                              360,000  1,351,666
#   Elite Material Co., Ltd.                              1,353,350  1,210,317
#   Elite Semiconductor Memory Technology, Inc.           1,242,200  2,265,268
    Elitegroup Computer Systems Co., Ltd.                 1,987,833  1,473,240
#   eMemory Technology, Inc.                                328,000  2,316,476
#   ENG Electric Co., Ltd.                                  671,580    547,181
    EnTie Commercial Bank                                 1,833,603    814,095
*   Episil Technologies, Inc.                               873,000    340,488
#   Eternal Chemical Co., Ltd.                            3,361,794  3,510,200
*   Etron Technology, Inc.                                1,395,000    756,807
*   Everest Textile Co., Ltd.                             1,017,562    376,671
    Evergreen International Storage & Transport Corp.     2,516,000  1,544,146
    Everlight Chemical Industrial Corp.                   1,737,933  1,595,967
#   Everlight Electronics Co., Ltd.                       1,685,000  3,948,597
#*  Everspring Industry Co., Ltd.                           501,000    715,740
    Excelsior Medical Co., Ltd.                             487,654    910,569
#   Far Eastern International Bank                        6,959,820  2,444,454
    Faraday Technology Corp.                              1,679,648  2,289,498
#*  Farglory F T Z Investment Holding Co., Ltd.             142,000    110,420
    Federal Corp.                                         2,183,666  1,560,143

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CONTINUED


                                                           SHARES    VALUE++
                                                          --------- ----------
TAIWAN -- (Continued)
#   Feedback Technology Corp.                               172,000 $  313,931
#   Feng Hsin Iron & Steel Co.                            1,688,100  2,830,370
#   Feng TAY Enterprise Co., Ltd.                         1,164,806  3,225,388
    Fine Blanking & Tool Co., Ltd.                           13,000     21,825
*   First Copper Technology Co., Ltd.                       929,000    325,057
    First Hotel                                             720,212    456,989
#   First Insurance Co., Ltd.                             1,054,179    657,245
    First Steamship Co., Ltd.                             1,788,218  1,043,698
#   FLEXium Interconnect, Inc.                              812,839  2,212,719
    Flytech Technology Co., Ltd.                            418,838  1,611,393
    Forhouse Corp.                                        1,902,635    773,564
    Formosa Advanced Technologies Co., Ltd.                 604,000    464,918
#*  Formosa Epitaxy, Inc.                                 1,937,811  1,113,056
    Formosa International Hotels Corp.                      158,243  1,861,144
#   Formosa Oilseed Processing                              304,567    130,267
    Formosa Optical Technology Co., Ltd.                    239,000    816,118
    Formosan Rubber Group, Inc.                           2,028,000  1,899,218
#   Formosan Union Chemical                               1,222,218    595,303
#   Fortune Electric Co., Ltd.                              502,078    272,805
    Founding Construction & Development Co., Ltd.           895,317    558,092
#   Foxlink Image Technology Co., Ltd.                      619,000    458,236
*   Froch Enterprise Co., Ltd.                              843,000    296,603
    FSP Technology, Inc.                                    810,887    871,106
    Fullerton Technology Co., Ltd.                          505,600    455,951
#*  Fulltech Fiber Glass Corp.                            1,411,083    580,520
    Fwusow Industry Co., Ltd.                               750,186    377,889
#   G Shank Enterprise Co., Ltd.                          1,056,013    795,504
#   G Tech Optoelectronics Corp.                            798,000    913,285
*   Gallant Precision Machining Co., Ltd.                    21,000      8,661
#*  Gamania Digital Entertainment Co., Ltd.                 604,000    721,197
    GEM Terminal Industrial Co., Ltd.                        23,386      9,409
#   Gemtek Technology Corp.                               1,447,219  1,308,156
#   General Plastic Industrial Co., Ltd.                    137,553    160,300
#*  Genesis Photonics, Inc.                               1,081,712    731,966
#   Genius Electronic Optical Co., Ltd.                     243,427    836,753
#   GeoVision, Inc.                                         223,527  1,217,694
    Getac Technology Corp.                                2,105,360  1,122,271
#*  Giantplus Technology Co., Ltd.                          204,900     87,605
#   Giga Solar Materials Corp.                               87,400  2,024,895
#   Giga Solution Tech Co., Ltd.                            525,446    303,166
#   Gigabyte Technology Co., Ltd.                         2,532,800  3,955,977
#*  Gigastorage Corp.                                     1,377,561  1,673,886
#*  Gintech Energy Corp.                                  1,205,936  1,241,222
*   Global Brands Manufacture, Ltd.                       1,376,359    463,072
    Global Lighting Technologies, Inc.                      248,000    295,418
    Global Mixed Mode Technology, Inc.                      381,000  1,200,458
#   Global Unichip Corp.                                    398,000  1,108,681
*   Globe Union Industrial Corp.                            809,944    535,422
#   Gloria Material Technology Corp.                      2,195,565  1,780,986
#*  Gold Circuit Electronics, Ltd.                        2,165,227    594,361
    Goldsun Development & Construction Co., Ltd.          6,500,722  2,295,174
    Good Will Instrument Co., Ltd.                          200,703    133,055

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CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
TAIWAN -- (Continued)
#   Gourmet Master Co., Ltd.                                 202,000 $1,637,480
    Grand Pacific Petrochemical                            5,492,000  3,496,831
#   Grape King Bio, Ltd.                                     460,000  2,062,646
    Great China Metal Industry                               754,000    980,001
    Great Taipei Gas Co., Ltd.                             1,467,000  1,150,192
    Great Wall Enterprise Co., Ltd.                        1,939,057  2,008,967
#*  Green Energy Technology, Inc.                            977,457    813,132
#*  GTM Corp.                                                679,000    434,393
    Hannstar Board Corp.                                   1,493,049    540,185
#*  HannStar Display Corp.                                10,217,495  3,544,145
*   HannsTouch Solution, Inc.                              3,934,130  1,078,620
*   Harvatek Corp.                                           728,623    435,135
#   Hey Song Corp.                                         1,407,750  1,478,768
#   Hi-Clearance, Inc.                                       104,000    321,227
    Hiroca Holdings, Ltd.                                     12,100     44,885
*   HiTi Digital, Inc.                                       117,935     75,637
#   Hitron Technology, Inc.                                  991,213    615,432
*   Hiyes International Co., Ltd.                              5,043      9,187
    Ho Tung Chemical Corp.                                 3,549,191  1,583,753
#*  Hocheng Corp.                                          1,275,700    429,718
    Hold-Key Electric Wire & Cable Co., Ltd.                 205,908     64,833
#   Holiday Entertainment Co., Ltd.                          248,800    315,856
#   Holtek Semiconductor, Inc.                               829,000  1,492,731
#   Holy Stone Enterprise Co., Ltd.                        1,020,728  1,377,642
    Hong Ho Precision Textile Co., Ltd.                       40,000     37,702
    Hong TAI Electric Industrial                           1,201,000    414,021
    Hong YI Fiber Industry Co.                                75,652     30,237
    Horizon Securities Co., Ltd.                           1,910,000    564,243
#   Hota Industrial Manufacturing Co., Ltd.                  859,471  1,378,644
*   Howarm Construction Co., Ltd.                            683,811    597,650
#   Hsin Kuang Steel Co., Ltd.                             1,317,443    838,069
#   Hsin Yung Chien Co., Ltd.                                151,000    466,019
    Hsing TA Cement Co.                                      620,000    294,260
#   Hu Lane Associate, Inc.                                  257,866    856,631
    HUA ENG Wire & Cable                                   2,359,565    914,848
*   Hua Yu Lien Development Co., Ltd.                          3,701      5,872
    Huaku Development Co., Ltd.                            1,128,816  2,766,174
    Huang Hsiang Construction Co.                            568,800    865,385
#   Hung Ching Development & Construction Co., Ltd.          449,000    239,947
    Hung Poo Real Estate Development Corp.                 1,293,185  1,157,729
    Hung Sheng Construction, Ltd.                          2,545,400  1,649,991
#   Huxen Corp.                                              268,244    442,074
*   Hwa Fong Rubber Co., Ltd.                                759,010    527,439
#   I-Chiun Precision Industry Co., Ltd.                     924,313    667,797
#   I-Sheng Electric Wire & Cable Co., Ltd.                  547,000    821,112
#   Ibase Technology, Inc.                                   433,719    842,313
#   Ichia Technologies, Inc.                               1,679,000  2,061,996
#   IEI Integration Corp.                                    950,565  1,366,920
#   ILI Technology Corp.                                     302,383    594,591
    Infortrend Technology, Inc.                              864,163    542,410
*   Inotera Memories, Inc.                                 2,521,000  2,589,534
    Insyde Software Corp.                                    107,000    209,486

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES    VALUE++
                                                          --------- ----------
TAIWAN -- (Continued)
#   Integrated Memory Logic, Ltd.                           263,001 $  720,418
    International Games System Co., Ltd.                    299,000    853,241
    ITE Technology, Inc.                                    619,095    680,633
    ITEQ Corp.                                            1,193,614  1,378,125
#*  J Touch Corp.                                           601,000    458,845
*   Janfusun Fancyworld Corp.                               823,564    142,598
*   Jenn Feng New Energy Co., Ltd.                          286,000     95,462
#   Jentech Precision Industrial Co., Ltd.                  290,868    978,924
    Jess-Link Products Co., Ltd.                            776,900    733,630
    Jih Sun Financial Holdings Co., Ltd.                  2,960,142    800,122
    Johnson Health Tech Co., Ltd.                           294,221    716,316
    K Laser Technology, Inc.                                228,000    122,171
#   Kang Na Hsiung Enterprise Co., Ltd.                     489,020    235,022
    Kao Hsing Chang Iron & Steel                            509,600    219,914
#   Kaori Heat Treatment Co., Ltd.                          341,210    815,046
#   Kaulin Manufacturing Co., Ltd.                          664,330    584,945
#   KD Holding Corp.                                         40,000    233,111
#   KEE TAI Properties Co., Ltd.                          1,903,473  1,296,676
#*  Kenmec Mechanical Engineering Co., Ltd.                 842,000    388,999
    Kerry TJ Logistics Co., Ltd.                          1,609,000  1,934,459
    Keysheen Cayman Holdings Co., Ltd.                        2,000      3,403
    King Slide Works Co., Ltd.                              241,550  3,150,008
#   King Yuan Electronics Co., Ltd.                       5,488,979  4,191,603
#   King's Town Bank                                      4,036,701  3,748,316
*   King's Town Construction Co., Ltd.                      929,210    775,838
#   Kingdom Construction Co.                              1,646,000  1,701,648
#   Kinik Co.                                               594,000  1,636,832
#   Kinko Optical Co., Ltd.                                 747,000    688,169
    Kinpo Electronics                                     5,249,157  1,958,455
#   KMC Kuei Meng International, Inc.                       143,875    630,496
#   KS Terminals, Inc.                                      407,482    679,979
#   Kung Long Batteries Industrial Co., Ltd.                308,000  1,010,477
#   Kung Sing Engineering Corp.                           1,486,000    674,515
#   Kuo Toong International Co., Ltd.                       649,000  1,102,795
#   Kuoyang Construction Co., Ltd.                        2,228,384  1,133,305
#   Kwong Fong Industries                                 1,305,760    852,141
    KYE Systems Corp.                                     1,372,903    592,646
    L&K Engineering Co., Ltd.                               623,048    555,917
    LAN FA Textile                                          826,933    255,772
    Laser Tek Taiwan Co., Ltd.                               46,504     28,274
#   LCY Chemical Corp.                                      723,383    744,561
    Leader Electronics, Inc.                                653,000    301,144
#   Leadtrend Technology Corp.                              162,086    243,089
#   Lealea Enterprise Co., Ltd.                           3,260,542  1,145,546
#   Ledtech Electronics Corp.                               207,000    133,225
    LEE CHI Enterprises Co., Ltd.                           886,000    497,150
#*  Leofoo Development Co.                                1,394,000    526,871
    LES Enphants Co., Ltd.                                  850,754    573,906
#   Lextar Electronics Corp.                              1,179,500  1,154,670
#*  Li Peng Enterprise Co., Ltd.                          2,720,388  1,272,672
#   Lian HWA Food Corp.                                     312,289    404,274
    Lien Hwa Industrial Corp.                             2,446,676  1,548,102

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CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
TAIWAN -- (Continued)
    Lingsen Precision Industries, Ltd.                     1,727,506 $1,139,966
    Lite-On Semiconductor Corp.                            1,454,730  1,068,545
#   Long Bon International Co., Ltd.                       1,495,945    930,351
#   Long Chen Paper Co., Ltd.                              2,107,239    921,900
#   Longwell Co.                                             539,000    713,974
    Lotes Co., Ltd.                                          273,778    890,289
#*  Lucky Cement Corp.                                       677,000    195,239
#   Lumax International Corp., Ltd.                          448,769  1,062,907
    Lung Yen Life Service Corp.                               98,000    266,934
#   Macroblock, Inc.                                         141,000    370,056
#*  Macronix International                                17,113,481  4,036,155
    MacroWell OMG Digital Entertainment Co., Ltd.             38,000    106,691
    Mag Layers Scientific-Technics Co., Ltd.                   7,337      9,659
#   Makalot Industrial Co., Ltd.                             683,202  3,592,655
    Marketech International Corp.                            612,000    444,307
    Masterlink Securities Corp.                            4,448,000  1,452,936
    Mayer Steel Pipe Corp.                                   842,567    382,204
#   Maywufa Co., Ltd.                                        170,322     83,759
    Meiloon Industrial Co.                                   393,809    232,412
#   Mercuries & Associates, Ltd.                           1,478,991    979,851
#   Merry Electronics Co., Ltd.                              966,169  5,253,250
    Micro-Star International Co., Ltd.                     3,332,075  3,651,715
#*  Microbio Co., Ltd.                                     1,664,607  1,700,677
#*  Microelectronics Technology, Inc.                        739,019    393,841
    Microlife Corp.                                          167,600    454,979
#   MIN AIK Technology Co., Ltd.                             674,316  3,654,473
#   Mirle Automation Corp.                                   698,009    634,572
*   Mitac Holdings Corp.                                   2,729,000  2,208,087
*   Mosel Vitelic, Inc.                                    1,924,014    383,041
#*  Motech Industries, Inc.                                1,592,000  2,698,063
#   MPI Corp.                                                320,000    787,016
    Nak Sealing Technologies Corp.                           248,954  1,131,070
#   Namchow Chemical Industrial Co., Ltd.                    760,000  1,465,468
*   Nan Kang Rubber Tire Co., Ltd.                         2,218,952  2,522,635
*   Nan Ren Lake Leisure Amusement Co., Ltd.                 917,000    369,675
#*  Nan Ya Printed Circuit Board Corp.                     1,197,000  1,690,216
    Nantex Industry Co., Ltd.                              1,232,844    774,003
*   Nanya Technology Corp.                                   457,000     74,983
    National Petroleum Co., Ltd.                             763,824    682,992
#*  Neo Solar Power Corp.                                  2,859,187  3,395,205
#   Netronix, Inc.                                           319,000    832,738
    New Asia Construction & Development Corp.                732,835    190,070
    New Era Electronics Co., Ltd.                            380,000    469,767
#*  Newmax Technology Co., Ltd.                              370,009    819,832
    Nexcom International Co., Ltd.                           232,257    210,248
    Nichidenbo Corp.                                         451,340    449,623
#   Nien Hsing Textile Co., Ltd.                           1,173,436  1,157,893
#   Nishoku Technology, Inc.                                 124,000    183,188
#   Nuvoton Technology Corp.                                 308,000    321,486
    O-TA Precision Industry Co., Ltd.                         17,000     11,851
#*  Ocean Plastics Co., Ltd.                                 812,200  1,089,886
    OptoTech Corp.                                         2,758,886  1,332,233

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CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
TAIWAN -- (Continued)
*   Orient Semiconductor Electronics, Ltd.                 2,708,000 $  764,831
#   Oriental Union Chemical Corp.                          2,859,267  2,843,155
    Orise Technology Co., Ltd.                               343,000    619,251
    P-Two Industries, Inc.                                    49,000     22,193
    Pacific Construction Co.                                 950,921    281,447
#*  Pan Jit International, Inc.                            1,533,541    697,574
#   Pan-International Industrial Corp.                     1,761,331  1,298,550
    Parade Technologies, Ltd.                                 50,401    431,106
#   Paragon Technologies Co., Ltd.                           371,246  1,014,276
    PChome Online, Inc.                                      262,000  1,801,275
*   PharmaEngine, Inc.                                       159,755  1,339,184
    Phihong Technology Co., Ltd.                           1,170,901    784,623
    Phison Electronics Corp.                                 136,000    926,148
#   Phoenix Tours International, Inc.                        273,000    452,461
#*  Phytohealth Corp.                                        236,929    288,892
*   Pihsiang Machinery Manufacturing Co., Ltd.               465,534    471,532
#   Pixart Imaging, Inc.                                     666,150  1,305,443
    Plotech Co., Ltd.                                        115,000     45,793
#   Polytronics Technology Corp.                             280,027    668,164
    Portwell, Inc.                                           457,000    492,074
    Posiflex Technologies, Inc.                               86,940    452,536
*   Potrans Electrical Corp.                                 228,000         --
#*  Power Quotient International Co., Ltd.                   796,600    369,570
*   Powercom Co., Ltd.                                       867,140    135,001
#   Powertech Industrial Co., Ltd.                           367,000    262,848
#   Poya Co., Ltd.                                           254,520  1,588,310
    President Securities Corp.                             3,460,488  1,898,394
    Prime Electronics Satellitics, Inc.                      670,822    480,137
#   Prince Housing & Development Corp.                     5,008,276  2,318,259
*   Prodisc Technology, Inc.                               1,707,199         --
#   Promate Electronic Co., Ltd.                             732,000    858,764
#   Promise Technology, Inc.                                 638,286    844,808
*   Protop Technology Co., Ltd.                              192,000         --
#*  Qisda Corp.                                            6,881,900  2,236,902
#   Qualipoly Chemical Corp.                                 275,000    227,963
#   Quanta Storage, Inc.                                     723,000    903,984
#*  Quintain Steel Co., Ltd.                               1,777,824    393,011
#   Radium Life Tech Co., Ltd.                             2,615,235  2,049,689
#   Ralec Electronic Corp.                                   103,209    197,554
    Realtek Semiconductor Corp.                              487,644  1,392,254
#   Rechi Precision Co., Ltd.                              1,169,448  1,257,046
#*  Rexon Industrial Corp., Ltd.                              94,392     35,403
#   Rich Development Co., Ltd.                             2,669,036  1,255,984
#   Richtek Technology Corp.                                 654,000  3,757,807
#*  Ritek Corp.                                           13,129,387  2,057,073
#   Rotam Global Agrosciences, Ltd.                           12,000     21,498
    Ruentex Engineering & Construction Co.                    35,000     81,154
#   Run Long Construction Co., Ltd.                          380,000    363,924
*   Sainfoin Technology Corp.                                131,260         --
#   Sampo Corp.                                            2,833,327  1,089,615
    San Fang Chemical Industry Co., Ltd.                     612,632    599,502
#   San Shing Fastech Corp.                                  248,040    725,233

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CONTINUED


                                                           SHARES    VALUE++
                                                          --------- ----------
TAIWAN -- (Continued)
    Sanyang Industry Co., Ltd.                            2,947,628 $2,699,214
#   SCI Pharmtech, Inc.                                     136,091    297,744
#   SDI Corp.                                               601,000    890,804
    Senao International Co., Ltd.                           445,541  1,173,567
#   Sercomm Corp.                                           839,000  1,691,909
    Sesoda Corp.                                            692,212    721,762
    Shan-Loong Transportation Co., Ltd.                      29,000     24,923
#   Sheng Yu Steel Co., Ltd.                                605,980    453,893
#   ShenMao Technology, Inc.                                441,891    591,067
#   Shih Her Technologies, Inc.                              95,000    226,627
    Shih Wei Navigation Co., Ltd.                           996,183    670,472
    Shihlin Electric & Engineering Corp.                  1,301,000  1,572,750
*   Shihlin Paper Corp.                                     527,000    746,597
    Shin Hai Gas Corp.                                        1,113      1,568
#   Shin Zu Shing Co., Ltd.                                 615,144  1,669,883
#*  Shining Building Business Co., Ltd.                   1,208,770    966,159
    Shinkong Insurance Co., Ltd.                          1,052,131    817,992
    Shinkong Synthetic Fibers Corp.                       7,179,395  2,311,505
    Shinkong Textile Co., Ltd.                            1,068,542  1,347,279
    Shiny Chemical Industrial Co., Ltd.                     243,000    427,642
#   Shuttle, Inc.                                         1,381,152    540,863
    Sigurd Microelectronics Corp.                         1,698,974  1,691,578
*   Silicon Integrated Systems Corp.                      2,908,820    826,974
#   Silicon Power Computer & Communications, Inc.           228,000    311,196
#   Silitech Technology Corp.                               459,848    623,292
#   Sinbon Electronics Co., Ltd.                            934,000  1,392,648
    Sincere Navigation Corp.                              1,460,786  1,272,180
#   Singatron Enterprise Co., Ltd.                          437,000    229,114
#*  Sinkang Industries Co., Ltd.                            153,521     60,598
#   Sinmag Equipment Corp.                                  138,810    773,330
#*  Sino-American Silicon Products, Inc.                  2,409,000  4,042,130
#   Sinon Corp.                                           1,748,510  1,022,139
#   Sinphar Pharmaceutical Co., Ltd.                        572,588    970,326
#   Sinyi Realty Co.                                        832,286  1,484,025
#   Sirtec International Co., Ltd.                          603,000  1,097,025
#   Sitronix Technology Corp.                               524,879  1,042,041
#*  Siward Crystal Technology Co., Ltd.                     536,000    311,782
    Soft-World International Corp.                          550,000  1,909,495
    Solar Applied Materials Technology Co.                1,603,581  1,425,636
#*  Solartech Energy Corp.                                  283,616    213,131
    Solomon Technology Corp.                                142,723     91,284
#*  Solytech Enterprise Corp.                               974,000    329,241
    Sonix Technology Co., Ltd.                              806,000  1,515,994
    Southeast Cement Co., Ltd.                            1,053,700    559,050
    Spirox Corp.                                             66,000     31,677
#   Sporton International, Inc.                             188,829    831,237
    St Shine Optical Co., Ltd.                              177,000  3,757,931
    Standard Chemical & Pharmaceutical Co., Ltd.            461,571    626,104
    Stark Technology, Inc.                                  598,860    576,465
    Sunonwealth Electric Machine Industry Co., Ltd.         662,487    511,851
#*  Sunplus Technology Co., Ltd.                          1,808,000    687,058
    Sunrex Technology Corp.                                 914,736    408,338

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES    VALUE++
                                                          --------- ----------
TAIWAN -- (Continued)
#   Sunspring Metal Corp.                                   221,000 $  447,662
    Super Dragon Technology Co., Ltd.                       159,382    108,859
#   Supreme Electronics Co., Ltd.                           939,579    515,364
#   Swancor Ind Co., Ltd.                                   211,000    794,682
    Sweeten Construction Co., Ltd.                          577,206    376,127
    Syncmold Enterprise Corp.                               525,000    913,283
#   Sysage Technology Co., Ltd.                             352,800    425,240
#   Systex Corp.                                            242,388    479,960
    TA Chen Stainless Pipe                                2,808,248  1,563,929
*   Ta Chong Bank, Ltd.                                   7,611,897  2,536,367
#*  Ta Chong Securities Co., Ltd.                           209,000     70,209
    Ta Ya Electric Wire & Cable                           2,645,306    645,345
#   Ta Yih Industrial Co., Ltd.                             194,000    548,299
#   TA-I Technology Co., Ltd.                               774,972    427,624
    Tah Hsin Industrial Co., Ltd.                           474,000    451,004
    TAI Roun Products Co., Ltd.                             239,000     80,392
#   Tai Tung Communication Co., Ltd.                        123,727    210,399
    Taichung Commercial Bank                              9,445,069  3,146,718
#   TaiDoc Technology Corp.                                 184,000    544,739
#   Taiflex Scientific Co., Ltd.                            865,000  1,681,436
#   Taimide Tech, Inc.                                      446,000    462,604
#   Tainan Enterprises Co., Ltd.                            643,370    681,009
#   Tainan Spinning Co., Ltd.                             4,952,172  3,331,841
#*  Taisun Enterprise Co., Ltd.                           1,425,428    604,302
*   Taita Chemical Co., Ltd.                                741,951    249,679
#   Taiwan Acceptance Corp.                                 390,480    990,083
#   Taiwan Calsonic Co., Ltd.                                33,000     29,562
#   Taiwan Chinsan Electronic Industrial Co., Ltd.          378,000    727,624
#   Taiwan Cogeneration Corp.                             1,625,566  1,079,489
    Taiwan Fire & Marine Insurance Co.                    1,055,338    820,572
*   Taiwan Flourescent Lamp Co., Ltd.                       176,000         --
#   Taiwan FU Hsing Industrial Co., Ltd.                    670,000    690,253
#   Taiwan Hon Chuan Enterprise Co., Ltd.                 1,216,814  2,510,066
#   Taiwan Hopax Chemicals Manufacturing Co., Ltd.          795,120    644,468
*   Taiwan Kolin Co., Ltd.                                1,356,000         --
*   Taiwan Land Development Corp.                         3,367,798  1,239,176
*   Taiwan Life Insurance Co., Ltd.                       1,897,586  1,460,018
    Taiwan Line Tek Electronic                              404,529    383,938
    Taiwan Mask Corp.                                     1,038,412    354,355
    Taiwan Navigation Co., Ltd.                             697,777    513,388
#   Taiwan Paiho, Ltd.                                    1,274,287  1,675,222
#   Taiwan PCB Techvest Co., Ltd.                         1,040,238  1,480,632
#   Taiwan Prosperity Chemical Corp.                        483,000    472,672
#*  Taiwan Pulp & Paper Corp.                             1,940,980    730,043
#   Taiwan Sakura Corp.                                   1,398,003  1,003,582
    Taiwan Sanyo Electric Co., Ltd.                         458,400    522,441
    Taiwan Secom Co., Ltd.                                1,069,332  2,710,953
    Taiwan Semiconductor Co., Ltd.                        1,215,000  1,340,953
#   Taiwan Sogo Shin Kong SEC                               997,278  1,349,367
#*  Taiwan Styrene Monomer                                2,424,961  1,364,293
    Taiwan Surface Mounting Technology Co., Ltd.          1,061,550  1,587,521
#*  Taiwan TEA Corp.                                      3,021,897  1,874,287

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
TAIWAN -- (Continued)
#   Taiwan Union Technology Corp.                            798,000 $  779,853
    Taiyen Biotech Co., Ltd.                                 696,883    593,356
*   Tang Eng Iron Works Co., Ltd.                             60,000     54,111
#*  Tatung Co., Ltd.                                      10,752,015  3,407,325
#   Te Chang Construction Co., Ltd.                          392,840    395,947
*   Tecom Co., Ltd.                                          108,114     11,134
#*  Tekcore Co., Ltd.                                        326,000    153,741
#   Ten Ren Tea Co., Ltd.                                    187,980    302,019
#   Test Research, Inc.                                      757,821  1,272,071
    Test-Rite International Co., Ltd.                      1,680,495  1,206,731
#   ThaiLin Semiconductor Corp.                              226,000    156,956
#   Thinking Electronic Industrial Co., Ltd.                 403,204    669,039
#   Thye Ming Industrial Co., Ltd.                           873,669  1,006,891
    Ton Yi Industrial Corp.                                1,338,644  1,426,292
#   Tong Hsing Electronic Industries, Ltd.                   625,963  3,365,472
#   Tong Yang Industry Co., Ltd.                           1,818,741  2,610,326
    Tong-Tai Machine & Tool Co., Ltd.                        932,599    944,570
    Topco Scientific Co., Ltd.                               691,572  1,291,784
#   Topco Technologies Corp.                                 114,000    291,436
#   Topoint Technology Co., Ltd.                             725,776    521,205
#   Toung Loong Textile Manufacturing                        373,000  1,067,762
#   Trade-Van Information Services Co.                       239,000    206,080
#   Transasia Airways Corp.                                  578,000    224,929
    Transcend Information, Inc.                               22,651     74,821
    Tsann Kuen Enterprise Co., Ltd.                          514,686    727,591
#   TSC Auto ID Technology Co., Ltd.                          63,000    512,060
    TSRC Corp.                                               246,000    361,236
    Ttet Union Corp.                                         270,000    679,029
    TTFB Co., Ltd.                                             9,000     88,640
#   TTY Biopharm Co., Ltd.                                   851,902  2,666,748
    Tung Ho Steel Enterprise Corp.                         4,014,000  3,426,107
#   Tung Ho Textile Co., Ltd.                                598,000    192,298
#   Tung Thih Electronic Co., Ltd.                           298,600  1,221,335
#   TURVO International Co., Ltd.                            114,400    522,589
#   TXC Corp.                                              1,349,053  1,949,206
*   TYC Brother Industrial Co., Ltd.                         573,980    364,318
#*  Tycoons Group Enterprise                               2,368,182    419,829
*   Tyntek Corp.                                           1,563,393    527,652
    TZE Shin International Co., Ltd.                         275,425    101,842
#   Ubright Optronics Corp.                                  149,500    355,395
    Unic Technology Corp.                                     72,723     29,548
#*  Union Bank Of Taiwan                                   3,518,043  1,253,292
    Unitech Computer Co., Ltd.                               281,804    151,824
#*  Unitech Printed Circuit Board Corp.                    2,859,370  1,115,398
    United Integrated Services Co., Ltd.                   1,093,439  1,195,052
#   Unity Opto Technology Co., Ltd.                        1,413,500  1,747,634
    Universal Cement Corp.                                 1,746,191  1,672,893
*   Unizyx Holding Corp.                                   1,809,430  1,004,533
    UPC Technology Corp.                                   3,551,447  1,577,849
#   Userjoy Technology Co., Ltd.                              74,000    150,638
#   USI Corp.                                              3,932,734  2,489,157
    Ve Wong Corp.                                            503,696    385,382

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
TAIWAN -- (Continued)
*   Via Technologies, Inc.                                   190,500 $  137,155
#   Viking Tech Corp.                                         54,815     48,652
    Visual Photonics Epitaxy Co., Ltd.                       806,696    858,936
#   Vivotek, Inc.                                            243,225  1,171,265
#*  Wafer Works Corp.                                      1,310,580    670,530
#   Wah Hong Industrial Corp.                                331,021    336,587
#   Wah Lee Industrial Corp.                                 819,000  1,567,713
*   Walsin Lihwa Corp.                                     3,797,000  1,247,315
#*  Walsin Technology Corp.                                2,427,873    725,277
#*  Walton Advanced Engineering, Inc.                      1,443,197    599,051
    Wan Hai Lines, Ltd.                                    1,934,000    965,069
    WAN HWA Enterprise Co.                                   633,992    309,063
    Waterland Financial Holdings Co., Ltd.                 5,334,504  1,672,389
#   Ways Technical Corp., Ltd.                               295,000    463,404
*   WEI Chih Steel Industrial Co., Ltd.                      433,000     68,903
#   Wei Chuan Foods Corp.                                  1,836,000  2,731,791
#*  Wei Mon Industry Co., Ltd.                             1,682,282    532,858
#   Weikeng Industrial Co., Ltd.                             957,100    753,444
#   Well Shin Technology Co., Ltd.                           328,000    600,497
    Weltrend Semiconductor                                    40,450     37,382
    Wha Yu Industrial Co., Ltd.                               40,000     21,447
#   Win Semiconductors Corp.                               2,659,000  2,377,209
#*  Winbond Electronics Corp.                             14,866,138  4,479,928
#*  Wintek Corp.                                           8,975,000  3,008,018
#   Wisdom Marine Lines Co., Ltd.                            792,120    952,651
    Wistron NeWeb Corp.                                    1,133,021  2,647,354
#   WT Microelectronics Co., Ltd.                          1,366,879  1,866,410
    WUS Printed Circuit Co., Ltd.                          1,582,000    840,841
    X-Legend Entertainment Co., Ltd.                          10,500     56,976
#   XAC Automation Corp.                                     241,000    355,942
#   Xxentria Technology Materials Corp.                      587,000  1,662,114
    Yageo Corp.                                            6,829,200  3,251,839
*   Yang Ming Marine Transport Corp.                         925,000    378,839
#   YC Co., Ltd.                                           1,667,642  1,212,834
    YC INOX Co., Ltd.                                      1,562,171  1,450,656
#   YeaShin International Development Co., Ltd.              940,508    661,833
    YFY, Inc.                                              6,150,212  2,711,474
#*  Yi Jinn Industrial Co., Ltd.                             735,312    207,217
#*  Yieh Phui Enterprise Co., Ltd.                         4,730,338  1,462,403
    Yonyu Plastics Co., Ltd                                   89,000    112,196
#   Young Fast Optoelectronics Co., Ltd.                     617,872    601,334
#   Young Optics, Inc.                                       264,111    524,275
#   Youngtek Electronics Corp.                               485,245  1,030,188
    Yufo Electronics Co., Ltd.                                98,000     64,285
    Yung Chi Paint & Varnish Manufacturing Co., Ltd.         333,869    885,364
#   Yungshin Construction & Development Co.                   39,000     99,411
    YungShin Global Holding Corp.                            800,300  1,467,713
#   Yungtay Engineering Co., Ltd.                          1,597,000  4,711,729
#   Zeng Hsing Industrial Co., Ltd.                          259,107  1,461,587
    Zenitron Corp.                                           902,000    533,445
#*  Zig Sheng Industrial Co., Ltd.                         2,268,732    692,305
#   Zinwell Corp.                                          1,425,586  1,466,245

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES      VALUE++
                                                          ----------- ------------
TAIWAN -- (Continued)
#   Zippy Technology Corp.                                    581,948 $  1,064,535
#   ZongTai Real Estate Development Co., Ltd.                 352,800      309,572
                                                                      ------------
TOTAL TAIWAN                                                           637,407,713
                                                                      ------------
THAILAND -- (3.9%)
    AAPICO Hitech PCL                                         964,380      438,084
    Aeon Thana Sinsap Thailand PCL                            142,500      400,726
*   AJ Plast PCL                                            1,601,288      492,361
    Amarin Printing & Publishing PCL                           77,660       39,598
    Amata Corp. PCL                                         5,111,800    2,480,076
    AP Thailand PCL                                        11,253,560    1,982,240
*   Apex Development PCL                                        3,536           --
*   Asia Green Energy PCL                                   1,555,700      118,264
    Asia Plus Securities PCL                               10,379,800    1,122,661
    Asian Insulators PCL                                    2,273,500      864,155
    Bangchak Petroleum PCL (The)                            4,817,500    4,763,906
    Bangkok Aviation Fuel Services PCL                      1,389,217    1,352,297
    Bangkok Chain Hospital PCL                              8,664,937    1,968,087
    Bangkok Expressway PCL                                  2,873,100    3,040,905
    Bangkok Insurance PCL                                     180,181    1,920,966
    Bangkok Land PCL                                       81,318,070    4,096,059
    Bangkok Life Assurance PCL                                996,600    2,178,908
*   Bangkok Metro PCL                                      63,007,805    1,752,380
*   Bangkok Rubber PCL                                         14,600           --
    Bumrungrad Hospital PCL                                 1,004,200    3,041,150
    Cal-Comp Electronics Thailand PCL                      13,593,216    1,083,761
*   Central Paper Industry P.L.C.                                  20           --
    Central Plaza Hotel PCL                                 4,356,900    4,173,792
    CH Karnchang PCL                                        5,788,200    3,309,076
    Charoong Thai Wire & Cable PCL                          1,317,400      376,574
    Christiani & Nielsen Thai                                 941,400      149,821
    Country Group Securities PCL                            6,720,500      284,521
    CS Loxinfo PCL                                          1,759,200      559,943
    Delta Electronics Thailand PCL                          2,678,000    4,717,120
    Demco PCL                                               1,675,200      471,085
    Dhipaya Insurance PCL                                     619,200      774,957
    Diamond Building Products PCL                           3,074,800      574,862
    DSG International Thailand PCL                          2,870,600    1,011,274
    Dynasty Ceramic PCL                                     1,353,400    2,195,720
    Eastern Water Resources Development and Management
      PCL                                                   4,333,100    1,472,933
    Electricity Generating PCL                                217,400      883,439
    Erawan Group PCL (The)                                 11,173,270    1,318,971
*   Esso Thailand PCL                                      12,141,400    2,344,986
*   G J Steel PCL                                         130,617,600      242,183
*   G Steel PCL                                            27,015,300      125,225
    GFPT PCL                                                4,603,000    2,005,633
*   GMM Grammy PCL                                          1,746,660      885,205
*   Golden Land Property Development PCL                    2,034,000      449,416
    Grand Canal Land PCL                                    2,615,400      281,261
    Gunkul Engineering PCL                                  1,104,933      460,958
    Hana Microelectronics PCL                               2,487,496    2,479,040
    Hemaraj Land and Development PCL                       33,959,700    3,735,987

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES    VALUE++
                                                          ---------- ----------
THAILAND -- (Continued)
    ICC International PCL                                    204,600 $  249,744
*   Italian-Thai Development PCL                          19,673,827  2,237,320
*   ITV PCL                                                2,785,600         --
    Jay Mart PCL                                           1,655,125    772,323
    Jubilee Enterprise PCL                                   159,300    131,683
    Kang Yong Electric PCL                                    23,900    207,537
    KCE Electronics PCL                                    1,786,218  1,931,942
    KGI Securities Thailand PCL                            9,781,400    876,578
    Khon Kaen Sugar Industry PCL                           4,863,800  2,104,240
    Kiatnakin Bank PCL                                     3,023,300  4,017,364
    Laguna Resorts & Hotels PCL                              197,000    188,721
    Lanna Resources PCL                                    1,894,350    755,164
    LH Financial Group PCL                                26,770,146  1,489,069
    Loxley PCL                                             7,850,565    970,404
    LPN Development PCL(B00PXK5)                             411,500    221,264
    LPN Development PCL(B00Q643)                           4,549,000  2,446,001
    Major Cineplex Group PCL                               3,105,500  1,842,571
    Maybank Kim Eng Securities Thailand PCL                  385,100    253,481
    MBK PCL                                                5,547,000  2,605,513
    MCOT PCL                                               2,352,600  2,071,975
    Modernform Group PCL                                     413,900    120,231
    Muang Thai Insurance PCL                                  43,788    146,140
    Muramoto Electron Thailand PCL                            14,000    106,860
    Nation Multimedia Group PCL                           14,377,900    613,149
*   Natural Park PCL                                      51,018,000     94,595
    Nava Nakorn PCL                                        1,715,500    116,629
    Noble Development PCL                                    621,200    222,680
    Polyplex Thailand PCL                                  2,300,700    707,415
    Precious Shipping PCL                                  3,208,300  2,726,460
    Premier Marketing PCL                                    494,500    142,115
    President Rice Products PCL                                3,375      4,745
    Property Perfect PCL                                  21,874,700    635,421
    Pruksa Real Estate PCL                                 7,222,300  4,999,367
    Quality Houses PCL                                    33,698,108  3,394,803
*   Raimon Land PCL                                       21,994,800  1,101,099
*   Regional Container Lines PCL                           2,243,400    436,756
    Rojana Industrial Park PCL                             5,372,000  1,195,253
    RS PCL                                                 3,358,700    877,040
    Saha Pathana Inter-Holding PCL                           680,300    468,810
    Saha-Union PCL                                           746,600    870,956
*   Sahaviriya Steel Industries PCL                       80,435,700    894,835
    Samart Corp. PCL                                       3,498,300  2,226,977
    Samart I-Mobile PCL                                   12,701,000  1,334,468
    Samart Telcoms PCL                                     2,212,100  1,093,745
    Sansiri PCL                                           33,810,908  1,995,638
    SC Asset Corp PCL                                     14,046,225  1,493,171
*   Siam Commercial Samaggi Insurance PCL (The)               65,700     55,325
    Siam Future Development PCL                            7,221,961  1,249,783
    Siam Global House PCL                                  4,788,680  1,997,750
    Siamgas & Petrochemicals PCL                           2,832,300  1,820,514
    Singer Thailand PCL                                      193,700    102,955
    Sino Thai Engineering & Construction PCL               5,251,500  3,018,476

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES     VALUE++
                                                          ---------- ------------
THAILAND -- (Continued)
    SNC Former PCL                                           869,400 $    454,044
    Somboon Advance Technology PCL                         1,715,637      917,198
*   SPCG PCL                                               2,848,000    1,865,810
    Sri Ayudhya Capital PCL                                   27,000       23,571
    Sri Trang Agro-Industry PCL                            4,616,690    2,111,465
    Srithai Superware PCL                                  1,113,500      868,847
    STP & I PCL                                            5,087,440    3,348,655
    Supalai PCL                                            5,976,633    3,601,494
    Susco PCL                                                849,100       80,817
    SVI PCL                                                8,178,900    1,112,088
    Symphony Communication PCL                               578,800      320,164
*   Tata Steel Thailand PCL                               18,704,100      450,840
*   Thai Airways International PCL(6888868)                6,713,400    2,696,978
*   Thai Airways International PCL(6364971)                  141,400       56,805
*   Thai Carbon Black PCL                                    504,600      417,121
    Thai Central Chemical PCL                                194,300      163,618
    Thai Factory Development PCL                           2,819,380      596,809
    Thai Metal Trade PCL                                     629,300      202,247
    Thai Rayon PCL                                             9,400       10,094
*   Thai Reinsurance PCL                                   4,283,400      428,869
    Thai Rung Union Car PCL                                  655,100      140,697
    Thai Stanley Electric PCL                                206,600    1,359,883
    Thai Steel Cable PCL                                       3,400        1,544
    Thai Vegetable Oil PCL                                 2,939,475    2,170,997
    Thai Wacoal PCL                                           78,000      119,314
    Thai-German Ceramic Industry PCL                       3,855,000      369,299
    Thaicom PCL                                            3,837,200    4,802,429
    Thanachart Capital PCL                                 4,752,800    5,103,826
    Thitikorn PCL                                            742,400      228,272
*   Thoresen Thai Agencies PCL                             4,868,396    3,114,209
    Ticon Industrial Connection PCL                        4,853,487    2,399,746
    Tipco Asphalt PCL                                        684,790    1,158,599
*   TIPCO Foods PCL                                        1,278,482      314,089
    Tisco Financial Group PCL(B3KFW10)                       677,900      832,711
    Tisco Financial Group PCL(B3KFW76)                     2,247,400    2,760,635
    Toyo-Thai Corp. PCL(B5ML0B6)                             411,928      483,723
    Toyo-Thai Corp. PCL(B5ML0D8)                           1,350,871    1,586,313
    TPI Polene PCL                                         7,578,660    2,786,961
    TTW PCL                                               13,650,100    4,218,201
*   Tycoons Worldwide Group Thailand PCL                     764,600       65,213
    Union Mosaic Industry PCL (The)                        3,273,200      829,426
    Unique Engineering & Construction PCL                  3,441,400      776,336
    Univanich Palm Oil PCL                                   939,000      301,780
    Univentures PCL                                        7,086,000    1,718,946
*   Vanachai Group PCL                                     3,287,866      406,411
    Vibhavadi Medical Center PCL                           4,111,920    1,677,297
    Vinythai PCL                                           2,792,934      923,498
*   Workpoint Entertainment PCL                              839,900      694,293
                                                                     ------------
TOTAL THAILAND                                                        191,129,803
                                                                     ------------
TURKEY -- (2.7%)
    Adana Cimento Sanayii TAS Class A                        489,462      948,365

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES    VALUE++
                                                          --------- ----------
TURKEY -- (Continued)
#   Adel Kalemcilik Ticaret ve Sanayi A.S.                   22,672 $  577,988
*   Adese Alisveris Merkezleri Ticaret A.S.                 110,463    910,856
    Akcansa Cimento A.S.                                    429,680  2,510,525
#*  Akenerji Elektrik Uretim A.S.                         1,914,223  1,172,923
#   Akfen Holding A.S.                                      885,501  1,858,228
*   AKIS Gayrimenkul Yatirimi A.S.                           45,283     70,578
    Aksa Akrilik Kimya Sanayii                              843,653  2,942,270
    Aksigorta A.S.                                          995,287  1,372,553
*   Aktas Elektrik Ticaret A.S.                                 370         --
    Alarko Holding A.S.                                     682,424  1,571,828
    Albaraka Turk Katilim Bankasi A.S.                    2,591,157  2,057,262
#   Alkim Alkali Kimya A.S.                                   6,300     44,163
#*  Anadolu Anonim Tuerk Sigorta Sirketi                  1,936,423  1,332,496
#   Anadolu Cam Sanayii A.S.                              1,073,372    963,446
#   Anadolu Hayat Emeklilik A.S.                            737,241  1,547,432
#*  Anadolu Isuzu Otomotiv Sanayi Ve Ticaret A.S.           105,289  1,182,356
#*  Asya Katilim Bankasi A.S.                             5,934,411  4,580,748
#   Aygaz A.S.                                              124,525    515,541
#*  Bagfas Bandirma Gubre Fabrik                             54,144  1,094,244
#*  Banvit Bandirma Vitaminli Yem Sanayii ASA               297,934    336,081
#*  Baticim Bati Anadolu Cimento Sanayii A.S.               274,709    788,303
#*  Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S.      885,060    869,786
#   Bizim Toptan Satis Magazalari A.S.                      181,001  1,717,959
    Bolu Cimento Sanayii A.S.                               514,692    622,904
#   Borusan Mannesmann Boru Sanayi ve Ticaret A.S.          511,465  1,670,231
#*  Bosch Fren Sistemleri                                       989     60,647
*   Boyner Buyuk Magazacilik                                107,290    298,423
#*  Boyner Perakende Ve Tekstil Yatirimlari AS              110,344  2,804,873
    Brisa Bridgestone Sabanci Sanayi ve Ticaret A.S.        457,826  1,365,110
    Bursa Cimento Fabrikasi A.S.                            229,830    458,713
    Celebi Hava Servisi A.S.                                 45,555    346,707
    Cimsa Cimento Sanayi VE Tica                            505,224  2,951,097
#*  Deva Holding A.S.                                       683,187    574,272
#*  Dogan Sirketler Grubu Holding A.S.                    6,403,075  2,191,161
#*  Dogan Yayin Holding A.S.                              4,683,342  1,135,391
    Dogus Otomotiv Servis ve Ticaret A.S.                   595,613  2,263,644
*   Dyo Boya Fabrikalari Sanayi ve Ticaret A.S.             541,645    437,315
*   Eczacibasi Yapi Gerecleri Sanayi ve Ticaret A.S.        265,518    553,032
#   Eczacibasi Yatirim Holding Ortakligi A.S.               354,065    893,786
    EGE Seramik Sanayi ve Ticaret A.S.                      822,424  1,125,510
#   EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar
      Sanayi ve Ticaret A.S.                              1,950,686  2,138,291
#*  Fenerbahce Futbol A.S.                                   84,383  1,339,989
#*  Galatasaray Sportif Sinai ve Ticari Yatirimlar A.S.      81,766    896,022
    Gentas Genel Metal Sanayi ve Ticaret A.S.               500,763    316,067
#   Global Yatirim Holding A.S.                           2,051,887  1,206,637
*   Goldas Kuyumculuk Sanayi Ithalat ve Ihracat A.S.          8,540        158
#   Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S.     62,751  1,640,535
    Goodyear Lastikleri TAS                                  37,464  1,189,366
*   Gozde Girisim Sermayesi Yatirim Ortakligi A.S.          389,125    503,311
#*  GSD Holding                                           2,604,393  1,855,986
*   Gubre Fabrikalari TAS                                   900,985  1,794,025
*   Gunes Sigorta                                           330,927    298,545

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES    VALUE++
                                                          --------- ----------
TURKEY -- (Continued)
#*  Hurriyet Gazetecilik A.S.                             1,277,435 $  364,141
#*  Ihlas Holding A.S.                                    7,530,182  1,214,725
#*  Ihlas Madencilik A.S.                                   148,484    148,317
    Indeks Bilgisayar Sistemleri Muhendislik Sanayi ve
      Ticaret A.S.                                           82,829    156,321
*   Ipek Dogal Enerji Kaynaklari Ve Uretim A.S.           1,329,455  1,686,967
    Is Finansal Kiralama A.S.                               951,417    441,852
    Is Yatirim Menkul Degerler A.S. Class A                 254,710    149,629
*   Isiklar Yatirim Holding A.S.                                 --         --
#*  Izmir Demir Celik Sanayi A.S.                           819,232  1,112,436
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class A                                             1,448,775  1,640,240
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class B                                               692,748  1,070,017
#*  Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class D                                             6,197,721  4,451,599
#*  Karsan Otomotiv Sanayii Ve Ticaret A.S.               1,639,695    810,039
#   Kartonsan Karton Sanayi ve Ticaret A.S.                  12,685  1,445,381
#*  Kerevitas Gida Sanayi ve Ticaret A.S.                     5,801    105,944
#   Konya Cimento Sanayii A.S.                                8,645  1,098,136
    Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi
      ve Ticaret A.S.                                        70,351    135,167
#*  Koza Anadolu Metal Madencilik Isletmeleri A.S.        1,427,863  1,722,941
    Mardin Cimento Sanayii ve Ticaret A.S.                  288,609    634,861
#*  Marshall Boya ve Vernik                                  37,108    662,842
*   Menderes Tekstil Sanayi ve Ticaret A.S.                 249,561     66,434
#*  Metro Ticari ve Mali Yatirimlar Holding A.S.          2,278,836    714,496
#*  Migros Ticaret A.S.                                     220,582  1,993,904
*   Milpa                                                   134,673     65,773
#*  Mondi Tire Kutsan Kagit Ve Ambalaj Sanayii A.S.         149,549     71,704
*   Mudurnu Tavukculuk A.S.                                   1,740         --
*   Nergis Holding A.S.                                       1,785          7
#   NET Holding A.S.                                      1,444,578  1,637,396
#   Netas Telekomunikasyon A.S.                             216,273    745,322
    Nuh Cimento Sanayi A.S.                                 339,327  1,613,144
#   Otokar Otomotiv Ve Savunma Sanayi A.S.                  107,742  2,676,074
#*  Park Elektrik Uretim Madencilik Sanayi ve Ticaret
      A.S.                                                  618,340  1,158,363
#*  Petkim Petrokimya Holding A.S.                        4,300,646  6,132,721
    Pinar Entegre Et ve Un Sanayi A.S.                      139,619    655,033
    Pinar SUT Mamulleri Sanayii A.S.                        132,554  1,147,282
*   Raks Elektronik Sanayi ve Ticaret A.S.                    2,730         --
    Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S.     306,566    446,862
*   Sasa Polyester Sanayi A.S.                              756,712    449,204
#*  Sekerbank TAS                                         2,836,236  2,653,529
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S.             1,294,214  1,222,783
    Soda Sanayii A.S.                                     1,283,326  1,900,326
*   Tat Gida Sanayi A.S.                                    729,258    748,304
#   Tekfen Holding A.S.                                   1,393,413  3,528,521
    Teknosa Ic Ve Dis Ticaret A.S.                          152,377    868,616
#*  Tekstil Bankasi A.S.                                  1,337,315  1,233,371
    Tofas Turk Otomobil Fabrikasi A.S.                            1          6
    Trakya Cam Sanayi A.S.                                2,590,405  2,954,530
#   Turcas Petrol A.S.                                      685,172    837,442
    Turk Traktor ve Ziraat Makineleri A.S.                  124,115  3,578,224
#   Turkiye Sinai Kalkinma Bankasi A.S.                   6,571,388  5,969,701
    Ulker Biskuvi Sanayi A.S.                                 9,136     70,015
*   Vestel Beyaz Esya Sanayi ve Ticaret A.S.                486,427    840,675

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                            SHARES      VALUE++
                                                          ---------- --------------
TURKEY -- (Continued)
*   Vestel Elektronik Sanayi ve Ticaret A.S.               1,090,031 $      980,692
#*  Zorlu Enerji Elektrik Uretim A.S.                      1,738,991        940,795
                                                                     --------------
TOTAL TURKEY                                                            130,850,483
                                                                     --------------
TOTAL COMMON STOCKS                                                   4,277,191,348
                                                                     --------------
PREFERRED STOCKS -- (1.1%)
BRAZIL -- (1.1%)
    Alpargatas SA                                            998,118      4,924,004
    Banco ABC Brasil SA                                      602,834      3,528,191
    Banco Alfa de Investimento SA                              2,600          6,693
    Banco Daycoval SA                                        381,327      1,539,160
    Banco do Estado do Rio Grande do Sul SA Class B          943,865      5,295,549
    Banco Industrial e Comercial SA                          484,320      1,735,494
*   Banco Indusval SA                                          8,960         14,587
    Banco Mercantil do Brasil SA                               8,069         24,137
*   Banco Panamericano SA                                  1,027,100      1,708,954
    Banco Pine SA                                            244,003        796,656
    Banco Sofisa SA                                           75,000         98,049
*   Bombril SA                                                 3,900          8,098
    Centrais Eletricas de Santa Catarina SA                   79,600        560,118
    Cia de Gas de Sao Paulo Class A                          128,087      2,817,655
    Cia de Saneamento do Parana                              185,001        479,563
*   Cia de Tecidos do Norte de Minas - Coteminas                   2              2
    Cia de Transmissao de Energia Eletrica Paulista          224,100      2,477,437
    Cia Energetica de Sao Paulo Class B                      161,200      1,910,760
    Cia Energetica do Ceara Class A                           87,839      1,378,794
    Cia Ferro Ligas da Bahia - Ferbasa                       295,849      1,685,069
    Eletropaulo Metropolitana Eletricidade de Sao Paulo
      SA                                                   1,219,300      4,981,645
    Empresa Metropolitana de Aguas e Energia SA               23,900         62,329
    Energisa SA                                                7,800          6,961
    Eucatex SA Industria e Comercio                          223,327        535,845
    Forjas Taurus SA                                         577,332        269,279
*   Gol Linhas Aereas Inteligentes SA                         88,700        568,460
*   Inepar SA Industria e Construcoes                        248,468         59,060
    Marcopolo SA                                           3,477,600      6,378,914
    Parana Banco SA                                           52,900        250,295
    Randon Participacoes SA                                1,468,157      4,740,769
    Saraiva SA Livreiros Editores                            167,673      1,191,890
    Schulz SA                                                  9,000         38,547
*   Sharp SA                                              30,200,000             --
    Unipar Carbocloro SA Class B                           2,790,948        575,776
    Whirlpool SA                                              48,316         86,242
                                                                     --------------
TOTAL BRAZIL                                                             50,734,982
                                                                     --------------
CHILE -- (0.0%)
    Coca-Cola Embonor SA Class B                               8,190         15,095
                                                                     --------------
COLOMBIA -- (0.0%)
    Avianca Holdings SA                                      851,271      1,764,896
                                                                     --------------
TOTAL PREFERRED STOCKS                                                   52,514,973
                                                                     --------------

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


                                                           SHARES       VALUE++
                                                          ---------- --------------
RIGHTS/WARRANTS -- (0.0%)
BRAZIL -- (0.0%)
*   Cia De Gas De Sao Paulo Comgas Rights 05/28/14             2,189 $           --
                                                                     --------------
CHILE -- (0.0%)
*   Invexans SA Rights 06/30/14                           55,150,560             --
                                                                     --------------
INDIA -- (0.0%)
*   IL&FS Transportation Networks, Ltd. Rights 05/12/14       21,703         11,605
                                                                     --------------
MALAYSIA -- (0.0%)
*   BIMB Holdings Bhd Warrants 12/04/23                      237,308         45,420
*   Malaysian Resources Corp. Bhd Warrants 09/16/18               --             --
*   Symphony Life Bhd Warrants 11/11/20                        3,482            426
                                                                     --------------
TOTAL MALAYSIA                                                               45,846
                                                                     --------------
PHILIPPINES -- (0.0%)
*   China Banking Corp. Rights 05/07/14                       74,393          9,262
                                                                     --------------
SOUTH AFRICA -- (0.0%)
*   Resilient Property Income Fund Rights 05/16/14            27,968         12,893
                                                                     --------------
SOUTH KOREA -- (0.0%)
*   GS Engineering & Construction Corp. Rights 06/03/14       54,521        459,043
#*  L&F Co., Ltd.                                              6,068          7,605
*   STS Semiconductor & Telecommunications Rights
      05/23/14                                                48,887         31,462
*   Sunny Electronics Corp. Rights 06/17/14                   17,306         19,596
                                                                     --------------
TOTAL SOUTH KOREA                                                           517,706
                                                                     --------------
TAIWAN -- (0.0%)
*   YeaShin International Development Co., Ltd. Rights
      05/13/14                                                38,637            895
                                                                     --------------
THAILAND -- (0.0%)
*   Lanna Resources PCL Rights 06/30/14                      378,870          3,513
*   LH Financial Group Rights 05/26/14                       892,338         22,060
*   Samart Corp. PCL Rights 05/31/14                          69,526             --
*   Thoresen Thai Agencies PCL Warrant 02/28/17              260,704         48,338
*   Ticon Industrial Connection PCL Rights 04/28/14          970,697         29,997
                                                                     --------------
TOTAL THAILAND                                                              103,908
                                                                     --------------
TURKEY -- (0.0%)
*   Gozde Girisim Sermayesi Yatiri Rights 05/12/14           389,125        591,552
                                                                     --------------
TOTAL RIGHTS/WARRANTS                                                     1,293,667
                                                                     --------------
                                                           SHARES/
                                                            FACE
                                                           AMOUNT
                                                            (000)       VALUE+
                                                          ---------- --------------
SECURITIES LENDING COLLATERAL -- (11.0%)
(S)@ DFA Short Term Investment Fund                       46,389,128    536,722,214
                                                                     --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $4,396,701,201)                  $4,867,722,202
                                                                     ==============

THE EMERGING MARKETS SMALL CAP SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                               --------------------------------------------------
                                 LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                               ------------ -------------- ------- --------------
Common Stocks
   Brazil                      $333,750,768             --   --    $  333,750,768
   Chile                         58,878,527             --   --        58,878,527
   China                            138,453 $  602,107,705   --       602,246,158
   Colombia                         803,444             --   --           803,444
   Greece                                --     50,803,666   --        50,803,666
   Hungary                               --      1,394,021   --         1,394,021
   India                            908,836    395,082,777   --       395,991,613
   Indonesia                      1,931,582    165,910,592   --       167,842,174
   Israel                                --         16,234   --            16,234
   Malaysia                              --    282,544,281   --       282,544,281
   Mexico                       221,229,791        176,568   --       221,406,359
   Philippines                           --     69,493,951   --        69,493,951
   Poland                                --    112,813,967   --       112,813,967
   South Africa                  12,889,367    346,626,838   --       359,516,205
   South Korea                    2,197,056    658,104,925   --       660,301,981
   Taiwan                                --    637,407,713   --       637,407,713
   Thailand                     190,762,395        367,408   --       191,129,803
   Turkey                                --    130,850,483   --       130,850,483
Preferred Stocks
   Brazil                        50,734,982             --   --        50,734,982
   Chile                             15,095             --   --            15,095
   Colombia                       1,764,896             --   --         1,764,896
Rights/Warrants
   Brazil                                --             --   --                --
   Chile                                 --             --   --                --
   India                                 --         11,605   --            11,605
   Malaysia                              --         45,846   --            45,846
   Philippines                           --          9,262   --             9,262
   South Africa                          --         12,893   --            12,893
   South Korea                       19,596        498,110   --           517,706
   Taiwan                               895             --   --               895
   Thailand                              --        103,908   --           103,908
   Turkey                                --        591,552   --           591,552
Securities Lending Collateral            --    536,722,214   --       536,722,214
                               ------------ --------------   --    --------------
TOTAL                          $876,025,683 $3,991,696,519   --    $4,867,722,202
                               ============ ==============   ==    ==============

                    Dimensional Emerging Markets Value Fund
                            SCHEDULE OF INVESTMENTS
                                April 30, 2014
                                  (Unaudited)

                                                                        Shares     Value++
                                                                      ---------- ------------
COMMON STOCKS -- (89.8%)
BRAZIL -- (5.9%)
   ALL - America Latina Logistica SA                                   1,495,046 $  5,920,510
   Banco Alfa de Investimento SA                                          82,200      200,178
   Banco do Brasil SA                                                  9,750,973  102,374,830
   Banco Santander Brasil SA                                           3,033,726   20,272,460
  #Banco Santander Brasil SA ADR                                      17,807,476  118,419,715
   Bematech SA                                                           770,300    2,881,176
  *BHG SA - Brazil Hospitality Group                                     253,714    1,581,623
   BM&FBovespa SA                                                     22,165,187  113,323,526
   BrasilAgro - Co. Brasileira de Propriedades Agricolas                  36,700      147,310
  #Braskem SA Sponsored ADR                                              449,529    6,113,594
  *Brazil Pharma SA                                                      207,000      337,921
  *Brookfield Incorporacoes SA                                         7,174,000    4,600,884
   Cia Providencia Industria e Comercio SA                               359,200    1,303,253
  *CR2 Empreendimentos Imobiliarios SA                                    99,200      135,692
   Cremer SA                                                             206,870    1,549,380
   Cyrela Brazil Realty SA Empreendimentos e Participacoes               481,700    2,920,769
   Eternit SA                                                            180,201      702,297
   Even Construtora e Incorporadora SA                                 5,161,239   16,619,664
  *Fertilizantes Heringer SA                                             274,800      651,953
  *Fibria Celulose SA                                                  2,182,200   21,726,579
 #*Fibria Celulose SA Sponsored ADR                                    3,877,210   38,500,695
   Forjas Taurus SA                                                      215,956      133,656
   Gafisa SA                                                           3,259,978    5,307,196
  #Gafisa SA ADR                                                       3,369,856   11,154,223
  *General Shopping Brasil SA                                            129,430      401,104
   Gerdau SA                                                           2,014,063    9,764,333
   Gerdau SA Sponsored ADR                                            15,421,303   92,682,031
   Grendene SA                                                           319,904    2,022,938
   Hypermarcas SA                                                      1,635,246   12,049,374
   Industrias Romi SA                                                    635,500    1,439,298
   JBS SA                                                             18,033,940   62,276,640
   JHSF Participacoes SA                                                 605,827      986,277
   Kepler Weber SA                                                        54,287      883,784
   Klabin SA                                                           3,221,149   16,902,094
  *Log-in Logistica Intermodal SA                                        760,800    2,726,221
   Magnesita Refratarios SA                                            3,331,666    7,082,452
  *Marfrig Global Foods SA                                             5,057,848    9,436,326
  *MMX Mineracao e Metalicos SA                                          287,383      333,814
   MRV Engenharia e Participacoes SA                                   5,452,772   17,264,972
  *Paranapanema SA                                                     4,399,443    7,241,151
  *PDG Realty SA Empreendimentos e Participacoes                      31,849,819   19,569,123
   Petroleo Brasileiro SA                                              5,246,008   36,773,228
  #Petroleo Brasileiro SA ADR                                         18,327,471  254,385,297
   Positivo Informatica SA                                               461,557      482,309
   Profarma Distribuidora de Produtos Farmaceuticos SA                   323,225    2,580,291
   QGEP Participacoes SA                                               1,152,894    4,436,296
   Rodobens Negocios Imobiliarios SA                                     366,316    1,899,142
  *Rossi Residencial SA                                               10,825,995    7,768,401
   Sao Carlos Empreendimentos e Participacoes SA                          67,300    1,056,396
   Sao Martinho SA                                                       511,163    7,656,842
   SLC Agricola SA                                                     1,034,591    7,887,901

Dimensional Emerging Markets Value Fund
continued

                                                                         Shares        Value++
                                                                      ------------- --------------
BRAZIL -- (Continued)
  *Springs Global Participacoes SA                                        1,522,300 $      853,403
   Sul America SA                                                           217,090      1,591,848
  *T4F Entretenimento SA                                                     40,500         91,726
   Tecnisa SA                                                             1,177,927      3,660,964
   Tereos Internacional SA                                                  568,672        456,519
   TPI - Triunfo Participacoes e Investimentos SA                           380,600      1,485,018
   Trisul SA                                                                 95,461        172,962
  *Usinas Siderurgicas de Minas Gerais SA                                 2,009,640      7,219,292
   Vale SA                                                                1,092,792     14,408,828
  #Vale SA Sponsored ADR                                                  5,665,567     74,898,796
  *Vanguarda Agro SA                                                      4,116,979      5,871,507
   Via Varejo SA                                                            170,924        544,259
  *Viver Incorporadora e Construtora SA                                     407,561         29,245
                                                                                    --------------
TOTAL BRAZIL                                                                         1,176,151,486
                                                                                    --------------
CHILE -- (1.4%)
   CAP SA                                                                    50,613        758,852
   Cementos BIO BIO SA                                                      665,307        607,231
   Cencosud SA                                                            1,844,719      6,146,284
   Cencosud SA ADR                                                           22,296        224,298
   Cia General de Electricidad SA                                         1,354,569      6,361,677
  *Cia Sud Americana de Vapores SA                                       57,702,158      2,740,636
   Cintac SA                                                                155,202         32,429
   Corpbanca SA                                                       1,137,122,867     13,099,217
   Cristalerias de Chile SA                                                 264,624      1,946,265
   Cruz Blanca Salud SA                                                     173,352        145,931
  *CTI SA                                                                     5,615         10,823
  #Embotelladora Andina SA Class A ADR                                       19,478        376,315
   Empresas CMPC SA                                                      20,740,973     46,168,243
   Empresas COPEC SA                                                      2,025,010     26,126,614
   Empresas Hites SA                                                      1,577,690        881,038
   Empresas Iansa SA                                                     49,008,058      1,936,854
  *Empresas La Polar SA                                                     137,636         13,660
   Enersis SA                                                            82,558,367     26,702,292
   Enersis SA Sponsored ADR                                               5,733,186     92,304,295
   Gasco SA                                                                 160,580      1,408,709
   Grupo Security SA                                                      1,143,589        399,265
   Inversiones Aguas Metropolitanas SA                                    6,084,847     10,072,018
   Invexans SA                                                           64,223,012      1,151,850
   Latam Airlines Group SA                                                  565,275      8,625,564
  #Latam Airlines Group SA Sponsored ADR                                    356,489      5,464,976
  *Madeco SA                                                             64,223,012        268,044
   Masisa SA                                                             43,371,870      2,152,240
   Parque Arauco SA                                                          27,593         49,385
   PAZ Corp. SA                                                           2,030,433      1,137,104
   Ripley Corp. SA                                                       11,819,177      7,687,372
   Salfacorp SA                                                           2,385,946      2,050,817
   Sociedad Matriz SAAM SA                                               52,294,785      4,226,178
   Sociedad Quimica y Minera de Chile SA Class A                             27,760        903,563
   Socovesa SA                                                            5,773,726      1,074,410
   Soquimich Comercial SA                                                   189,354         42,067
   Vina Concha y Toro SA                                                  1,559,467      3,261,240

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares      Value++
                                                                      ----------- ------------
CHILE -- (Continued)
   Vina Concha y Toro SA Sponsored ADR                                      2,846 $    119,247
   Vina San Pedro Tarapaca SA                                          57,038,434      384,128
                                                                                  ------------
TOTAL CHILE                                                                        277,061,131
                                                                                  ------------
CHINA -- (13.9%)
  #361 Degrees International, Ltd.                                      6,999,000    1,608,536
  #Agile Property Holdings, Ltd.                                       18,252,000   14,801,782
   Agricultural Bank of China, Ltd. Class H                           255,464,000  107,163,539
   Air China, Ltd. Class H                                             11,188,000    6,377,975
 #*Aluminum Corp. of China, Ltd. ADR                                      295,221    2,656,989
 #*Aluminum Corp. of China, Ltd. Class H                               20,634,000    7,397,860
   AMVIG Holdings, Ltd.                                                 5,605,100    2,040,469
  *Angang Steel Co., Ltd. Class H                                      15,779,640    9,582,602
   Anhui Tianda Oil Pipe Co., Ltd.                                      2,847,412      544,911
   Anxin-China Holdings, Ltd.                                           2,128,000      335,277
   Asia Cement China Holdings Corp.                                     7,617,000    5,537,892
  #Asian Citrus Holdings, Ltd.                                          7,229,000    1,502,941
  *Ausnutria Dairy Corp., Ltd.                                            268,000        9,472
  *AVIC International Holding HK, Ltd.                                 18,676,285      615,847
  *AVIC International Holdings, Ltd.                                    2,526,000      914,535
   Bank of China, Ltd. Class H                                        763,167,331  337,236,300
   Bank of Communications Co., Ltd. Class H                           103,189,574   64,275,434
  #Baoye Group Co., Ltd. Class H                                        2,335,120    1,387,046
   BBMG Corp. Class H                                                   5,155,000    3,615,394
   Beijing Capital International Airport Co., Ltd. Class H             24,271,599   16,957,508
   Beijing Capital Land, Ltd. Class H                                  18,113,060    6,101,395
   Beijing Enterprises Holdings, Ltd.                                   4,623,000   40,080,381
   Beijing Jingkelong Co., Ltd. Class H                                    81,000       22,700
  #Beijing North Star Co., Ltd. Class H                                 8,382,000    1,956,943
   Boer Power Holdings, Ltd.                                              609,000      799,396
 #*BYD Electronic International Co., Ltd.                              12,273,636    7,565,304
  #C C Land Holdings, Ltd.                                             20,944,286    3,932,181
   Carrianna Group Holdings Co., Ltd.                                   3,550,391      711,677
   Central China Real Estate, Ltd.                                      8,003,350    1,975,966
 #*Chaoda Modern Agriculture Holdings, Ltd.                            37,445,412    2,995,633
  *Chigo Holding, Ltd.                                                 49,744,000    1,131,075
  #China Aerospace International Holdings, Ltd.                        32,830,000    3,313,836
   China Agri-Industries Holdings, Ltd.                                30,252,500   12,103,591
   China Aoyuan Property Group, Ltd.                                   15,221,000    2,593,669
   China Automation Group, Ltd.                                         7,052,000    1,255,321
   China BlueChemical, Ltd.                                             3,682,878    1,977,032
  *China Chengtong Development Group, Ltd.                              3,000,000       92,654
   China CITIC Bank Corp., Ltd. Class H                                93,161,716   55,651,056
  #China Coal Energy Co., Ltd. Class H                                 48,417,000   26,108,428
   China Communications Construction Co., Ltd. Class H                 61,495,327   40,106,784
   China Communications Services Corp., Ltd. Class H                   28,699,071   14,527,161
   China Construction Bank Corp. Class H                              526,917,940  364,823,738
 #*China COSCO Holdings Co., Ltd. Class H                              31,028,500   12,306,404
  #China Dongxiang Group Co.                                           46,914,127    8,317,983
 #*China Eastern Airlines Corp., Ltd. Class H                             316,000       97,657
  *China Energine International Holdings, Ltd.                          5,014,390      440,712
   China Everbright, Ltd.                                              12,195,869   16,344,212

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares      Value++
                                                                      ----------- ------------
CHINA -- (Continued)
  *China Glass Holdings, Ltd.                                           9,128,000 $  1,098,009
  *China Green Holdings, Ltd.                                           6,492,800      407,930
 #*China Haidian Holdings, Ltd.                                        22,761,108    2,883,578
  *China High Precision Automation Group, Ltd.                            429,000       67,507
 #*China High Speed Transmission Equipment Group Co., Ltd.             16,532,000   11,556,900
  #China Hongqiao Group, Ltd.                                           2,220,500    1,523,018
  *China Huiyuan Juice Group, Ltd.                                      7,639,983    5,003,954
  #China ITS Holdings Co., Ltd.                                         7,552,000    1,426,728
  #China Lumena New Materials Corp.                                    52,602,000    8,480,965
   China Merchants Bank Co., Ltd. Class H                               6,337,596   11,322,758
   China Merchants Holdings International Co., Ltd.                     6,898,279   21,557,153
  *China Merchants Land, Ltd.                                             306,000       39,216
 #*China Metal Recycling Holdings, Ltd.                                 3,259,800      743,372
  *China Mining Resources Group, Ltd.                                  22,647,100      255,616
  #China Minsheng Banking Corp., Ltd. Class H                          50,567,500   51,018,143
  #China National Building Material Co., Ltd. Class H                  20,600,000   19,461,833
   China National Materials Co., Ltd.                                  14,631,000    2,837,862
 #*China New Town Development Co., Ltd.                                19,348,022    1,452,611
  *China Nickel Resources Holdings Co., Ltd.                            5,020,000      165,111
  *China Oriental Group Co., Ltd.                                          26,000        3,890
  #China Petroleum & Chemical Corp. ADR                                 1,255,935  111,614,926
   China Petroleum & Chemical Corp. Class H                           153,367,575  135,755,471
 #*China Precious Metal Resources Holdings Co., Ltd.                   17,026,000    1,693,045
  *China Properties Group, Ltd.                                         7,347,000    1,653,341
   China Qinfa Group, Ltd.                                              6,458,000      275,140
   China Railway Construction Corp., Ltd. Class H                      27,067,014   22,286,271
   China Railway Group, Ltd. Class H                                   17,380,000    7,784,244
  *China Rare Earth Holdings, Ltd.                                     19,929,000    2,546,769
  *China Rongsheng Heavy Industries Group Holdings, Ltd.               21,898,500    3,770,286
  #China SCE Property Holdings, Ltd.                                    3,278,000      710,891
   China Shanshui Cement Group, Ltd.                                   11,158,000    4,330,634
   China Shenhua Energy Co., Ltd. Class H                               3,096,000    8,387,854
  *China Shipping Container Lines Co., Ltd. Class H                    55,814,700   13,150,929
  *China Shipping Development Co., Ltd. Class H                        13,113,488    7,188,344
   China South City Holdings, Ltd.                                      8,044,462    3,378,657
  #China Southern Airlines Co., Ltd. Class H                           21,276,000    6,353,464
   China Starch Holdings, Ltd.                                         18,995,000      488,748
   China Taifeng Beddings Holdings, Ltd.                                  640,000       71,199
   China Tianyi Holdings, Ltd.                                          2,136,000      287,473
  *China Tontine Wines Group, Ltd.                                      7,246,000      313,234
   China Travel International Inv HK                                   52,275,631   10,529,869
   China Unicom Hong Kong, Ltd.                                         2,150,000    3,290,485
  #China Unicom Hong Kong, Ltd. ADR                                     7,285,774  111,690,915
  *China Vanadium Titano - Magnetite Mining Co., Ltd.                  14,828,000    1,857,899
  *China WindPower Group, Ltd.                                            970,000       62,941
  *China Yurun Food Group, Ltd.                                         9,933,000    4,801,266
  *China ZhengTong Auto Services Holdings, Ltd.                           947,000      516,215
 #*China Zhongwang Holdings, Ltd.                                      20,874,954    6,524,791
  *Chongqing Iron & Steel Co., Ltd. Class H                             6,356,000      910,094
  #Chongqing Machinery & Electric Co., Ltd. Class H                    18,826,000    2,435,459
   Chongqing Rural Commercial Bank Class H                             15,277,000    6,659,089
   Chu Kong Petroleum & Natural Gas Steel Pipe Holdings, Ltd.           5,494,000    1,668,276

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares      Value++
                                                                      ----------- ------------
CHINA -- (Continued)
  #CITIC Pacific, Ltd.                                                 15,213,000 $ 26,640,201
  *CITIC Resources Holdings, Ltd.                                      42,582,000    6,216,924
   Clear Media, Ltd.                                                      652,000      652,071
  *Coastal Greenland, Ltd.                                              3,303,000      103,420
  *Comba Telecom Systems Holdings, Ltd.                                 3,865,500      984,407
 #*Comtec Solar Systems Group, Ltd.                                     7,876,000    1,254,761
   Cosco International Holdings, Ltd.                                  10,074,000    4,201,337
   COSCO Pacific, Ltd.                                                 22,224,620   29,830,041
   CPMC Holdings, Ltd.                                                     64,000       50,661
   CSPC Pharmaceutical Group, Ltd.                                        932,000      770,507
   Da Ming International Holdings, Ltd.                                    32,000        7,964
  *DaChan Food Asia, Ltd.                                               3,297,000      391,265
   Dah Chong Hong Holdings, Ltd.                                          332,000      210,459
   Dalian Port PDA Co., Ltd. Class H                                   14,226,000    3,363,222
  #Dongyue Group, Ltd.                                                  1,910,000      766,453
 #*Dynasty Fine Wines Group, Ltd.                                       9,228,600      321,390
   Embry Holdings, Ltd.                                                   544,000      317,599
   EVA Precision Industrial Holdings, Ltd.                              3,228,000      542,086
  #Evergrande Real Estate Group, Ltd.                                  57,001,000   25,462,231
   Evergreen International Holdings, Ltd.                               1,628,000      195,662
  #Fantasia Holdings Group Co., Ltd.                                   13,658,515    1,821,196
   Fosun International, Ltd.                                           14,175,244   17,168,039
   Franshion Properties China, Ltd.                                    44,364,580   13,875,800
  #Fufeng Group, Ltd.                                                   2,658,000    1,012,770
  *Global Bio-Chem Technology Group Co., Ltd.                          33,528,360    1,150,173
  *Global Sweeteners Holdings, Ltd.                                     9,900,350      552,626
 #*Glorious Property Holdings, Ltd.                                    41,022,000    5,880,285
   Goldbond Group Holdings, Ltd.                                          310,000       15,032
  #Golden Meditech Holdings, Ltd.                                      18,146,319    1,570,386
  #Goldlion Holdings, Ltd.                                              1,298,000      594,405
  #GOME Electrical Appliances Holding, Ltd.                            77,549,000   14,540,376
  *Great Wall Technology Co., Ltd. Class H                              7,550,035    2,939,676
   Greenland Hong Kong Holdings, Ltd.                                   3,730,575    1,706,957
  #Greentown China Holdings, Ltd.                                       8,145,591    8,203,735
   Guangdong Land Holdings, Ltd.                                        2,038,000      402,349
  #Guangshen Railway Co., Ltd. Class H                                    888,000      335,475
  #Guangshen Railway Co., Ltd. Sponsored ADR                              426,392    8,075,864
   Guangzhou Automobile Group Co., Ltd. Class H                        23,171,572   23,392,288
   Guangzhou R&F Properties Co., Ltd.                                  11,351,914   14,813,272
   Hainan Meilan International Airport Co., Ltd. Class H                1,989,000    1,888,507
 #*Hanergy Solar Group, Ltd.                                           36,580,000    5,298,364
  #Harbin Electric Co., Ltd. Class H                                   10,851,474    6,406,455
  *Heng Tai Consumables Group, Ltd.                                    69,165,195    1,266,606
  *Hidili Industry International Development, Ltd.                     18,825,000    2,174,737
  *HKC Holdings, Ltd.                                                  40,124,878    1,088,238
   Hopefluent Group Holdings, Ltd.                                        374,000      122,581
 #*Hopson Development Holdings, Ltd.                                   11,192,000   10,998,215
   Hua Han Bio-Pharmaceutical Holdings, Ltd.                           18,785,429    3,924,586
   Hutchison Harbour Ring, Ltd.                                         6,852,000      521,838
   Industrial & Commercial Bank of China, Ltd. Class H                294,086,996  175,341,806
   Inspur International, Ltd.                                           6,679,343    1,172,684
   Jiangxi Copper Co., Ltd. Class H                                     4,795,000    7,919,964

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares      Value++
                                                                      ----------- -----------
CHINA -- (Continued)
   Jingwei Textile Machinery Class H                                       50,000 $    43,882
   Ju Teng International Holdings, Ltd.                                11,466,249   8,501,883
  *Kai Yuan Holdings, Ltd.                                             63,040,000   1,170,569
  #Kaisa Group Holdings, Ltd.                                          21,380,632   6,774,593
  *Kasen International Holdings, Ltd.                                   1,885,000     402,120
   Kingboard Chemical Holdings, Ltd.                                    9,260,845  17,699,255
   Kingboard Laminates Holdings, Ltd.                                   7,954,500   3,086,442
   KWG Property Holding, Ltd.                                          19,984,500  11,113,248
   Lai Fung Holdings, Ltd.                                             56,830,560   1,212,017
   Lee & Man Paper Manufacturing, Ltd.                                  6,334,000   3,435,228
  *Li Ning Co., Ltd.                                                      766,000     534,748
  #Lianhua Supermarket Holdings Co., Ltd. Class H                         101,000      55,995
   Lingbao Gold Co., Ltd. Class H                                       4,150,000     736,736
  *LK Technology Holdings, Ltd.                                           112,500      13,561
  *Lonking Holdings, Ltd.                                              18,595,000   3,444,163
  *Loudong General Nice Resources China Holdings, Ltd.                 21,592,800   1,531,829
  *Maanshan Iron & Steel Co., Ltd. Class H                             25,898,000   5,428,774
   Maoye International Holdings, Ltd.                                   9,463,000   1,357,551
 #*Metallurgical Corp. of China, Ltd. Class H                          24,393,659   4,631,301
   MIE Holdings Corp.                                                   2,792,000     526,119
   MIN XIN Holdings, Ltd.                                               1,634,418     843,730
  *Mingfa Group International Co., Ltd.                                    34,000       8,513
  #Minmetals Land, Ltd.                                                19,829,205   2,230,024
   Minth Group, Ltd.                                                    2,756,000   4,342,918
 #*MMG, Ltd.                                                            8,596,000   2,001,683
  *Nan Hai Corp., Ltd.                                                 23,550,000     151,920
  #New World China Land, Ltd.                                          24,698,600  20,472,073
   New World Department Store China, Ltd.                                 596,000     279,076
  #Nine Dragons Paper Holdings, Ltd.                                   19,937,000  13,118,484
   O-Net Communications Group, Ltd.                                     3,321,000     864,303
   Overseas Chinese Town Asia Holdings, Ltd.                              208,000      72,842
  #Parkson Retail Group, Ltd.                                           3,955,500   1,159,780
   Peak Sport Products Co., Ltd.                                       10,288,000   2,885,314
  *PetroAsian Energy Holdings, Ltd.                                     3,626,084      57,496
  #Poly Property Group Co., Ltd.                                       31,419,488  13,641,819
  *Pou Sheng International Holdings, Ltd.                              10,989,529     468,067
   Powerlong Real Estate Holdings, Ltd.                                11,217,000   1,694,873
  *Prosperity International Holdings HK, Ltd.                          19,500,000     666,671
   Qingling Motors Co., Ltd. Class H                                   12,058,000   3,701,659
   Qunxing Paper Holdings Co., Ltd.                                     5,020,071   1,306,664
  *Real Gold Mining, Ltd.                                               3,137,500     106,432
  #Real Nutriceutical Group, Ltd.                                      11,046,000   2,352,173
   Regent Manner International Holdings, Ltd.                           1,114,000     195,415
  *Renhe Commercial Holdings Co., Ltd.                                 41,344,000   2,372,579
   REXLot Holdings, Ltd.                                               37,241,621   3,902,407
   Samson Holding, Ltd.                                                 8,080,453   1,064,092
  #Sany Heavy Equipment International Holdings Co., Ltd.                2,948,000     685,054
 #*Semiconductor Manufacturing International Corp.                    173,313,000  14,246,251
 #*Semiconductor Manufacturing International Corp. ADR                  1,331,701   5,526,559
  #Shandong Chenming Paper Holdings, Ltd. Class H                       4,180,318   1,848,114
   Shanghai Industrial Holdings, Ltd.                                   8,240,918  25,415,503
 #*Shanghai Industrial Urban Development Group, Ltd.                   15,362,000   2,936,669

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares     Value++
                                                                      ---------- -----------
CHINA -- (Continued)
   Shanghai Jin Jiang International Hotels Group Co., Ltd. Class H    16,288,000 $ 4,049,265
   Shanghai Prime Machinery Co., Ltd. Class H                          7,700,000   1,160,918
  *Shanghai Zendai Property, Ltd.                                     18,655,000     293,980
   Shengli Oil & Gas Pipe Holdings, Ltd.                               9,946,500     507,290
   Shenzhen International Holdings, Ltd.                              11,253,107  13,671,594
   Shenzhen Investment, Ltd.                                          40,044,234  13,139,474
   Shimao Property Holdings, Ltd.                                     22,765,535  45,024,009
  *Shougang Concord International Enterprises Co., Ltd.               81,194,208   3,783,132
  #Shougang Fushan Resources Group, Ltd.                              43,564,594  12,942,561
  #Shui On Land, Ltd.                                                 58,000,803  15,442,909
  *Sijia Group Co.                                                     1,152,649      38,209
   Silver Grant International Industries, Ltd.                        20,310,804   2,567,446
  *SIM Technology Group, Ltd.                                          9,345,000     429,444
  *Sino Oil And Gas Holdings, Ltd.                                    78,990,000   2,194,302
  #Sino-Ocean Land Holdings, Ltd.                                     42,860,713  22,548,822
   Sinofert Holdings, Ltd.                                            32,014,000   3,932,590
  *Sinolink Worldwide Holdings, Ltd.                                  16,942,508   1,315,488
   Sinopec Kantons Holdings, Ltd.                                      7,083,010   6,609,100
   Sinotrans Shipping, Ltd.                                           15,813,416   4,574,979
   Sinotrans, Ltd. Class H                                            23,247,000  12,800,694
  #Sinotruk Hong Kong, Ltd.                                            9,113,335   4,849,475
  #Skyworth Digital Holdings, Ltd.                                    30,901,796  14,784,606
  *SMI Corp., Ltd.                                                    17,684,000     640,414
  #SOHO China, Ltd.                                                   29,586,388  23,459,486
  *Solargiga Energy Holdings, Ltd.                                     7,939,486     395,487
  *Sparkle Roll Group, Ltd.                                              600,000      40,988
  *SRE Group, Ltd.                                                    40,292,285   1,170,958
   Sunac China Holdings, Ltd.                                          2,445,000   1,244,892
   TCC International Holdings, Ltd.                                   14,035,056   6,883,433
  *TCL Multimedia Technology Holdings, Ltd.                            7,582,200   2,563,002
   Texhong Textile Group, Ltd.                                           165,500     122,253
   Tian An China Investment                                            7,003,000   5,488,841
   Tian Shan Development Holding, Ltd.                                   502,000     195,758
  #Tiangong International Co., Ltd.                                   15,623,944   2,720,555
   Tianjin Port Development Holdings, Ltd.                            16,553,657   2,590,505
  #Tianneng Power International, Ltd.                                  4,686,280   1,637,183
   Tomson Group, Ltd.                                                  2,911,206     859,058
   Tonly Electronics Holdings, Ltd.                                      760,220     578,403
  #TPV Technology, Ltd.                                               10,594,496   1,749,679
   Travelsky Technology, Ltd. Class H                                 14,914,500  11,375,686
  *Trony Solar Holdings Co., Ltd.                                      8,775,000     133,556
   Truly International Holdings, Ltd.                                 10,575,500   7,162,178
  *VODone, Ltd.                                                       13,010,000   1,128,926
   Wasion Group Holdings, Ltd.                                         5,505,291   3,928,566
   Weiqiao Textile Co. Class H                                         7,453,000   4,162,578
   West China Cement, Ltd.                                            27,984,000   3,006,244
  *Winsway Coking Coal Holdings, Ltd.                                  1,201,000      53,670
   Xiamen International Port Co., Ltd. Class H                        15,252,000   2,267,023
   Xingda International Holdings, Ltd.                                10,726,000   4,718,862
   Xinhua Winshare Publishing and Media Co., Ltd. Class H              4,837,000   3,065,268
  *Xinjiang Xinxin Mining Industry Co., Ltd. Class H                  10,075,000   1,828,986
   Xiwang Property Holdings Co., Ltd.                                  9,600,736     486,308

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares      Value++
                                                                      ---------- --------------
CHINA -- (Continued)
   Xiwang Special Steel Co., Ltd.                                      2,966,000 $      360,141
   XTEP International Holdings, Ltd.                                   2,016,500        815,258
  *Yanchang Petroleum International, Ltd.                             45,590,000      2,273,276
   Yantai North Andre Juice Co. Class H                                  199,000         49,999
  #Yanzhou Coal Mining Co., Ltd. Class H                              13,376,000     10,020,555
  #Yanzhou Coal Mining Co., Ltd. Sponsored ADR                            57,045        426,126
   Yip's Chemical Holdings, Ltd.                                         438,000        310,465
   Youyuan International Holdings, Ltd.                                  473,229        125,167
   Yuexiu Property Co., Ltd.                                          75,308,170     14,618,281
  #Yuzhou Properties Co., Ltd.                                         5,794,960      1,331,638
   Zhengzhou Coal Mining Machinery Group Co., Ltd. Class H               371,600        202,554
  *Zhong An Real Estate, Ltd.                                          5,490,800      1,304,497
  #Zoomlion Heavy Industry Science and Technology Co., Ltd.            9,233,600      6,200,453
                                                                                 --------------
TOTAL CHINA                                                                       2,797,324,131
                                                                                 --------------
COLOMBIA -- (0.1%)
   Almacenes Exito SA                                                     35,703        543,867
   Cementos Argos SA                                                     599,201      3,341,658
   Constructora Conconcreto SA                                            27,675         20,507
  *Fabricato SA                                                       12,570,118        111,968
   Grupo Argos SA                                                          9,203        101,317
   Grupo de Inversiones Suramericana SA                                  638,207     12,450,569
   Grupo Nutresa SA                                                      403,650      5,665,263
   Mineros SA                                                             34,983         52,206
                                                                                 --------------
TOTAL COLOMBIA                                                                       22,287,355
                                                                                 --------------
CZECH REPUBLIC -- (0.2%)
   CEZ A.S.                                                              546,431     16,444,658
   Pegas Nonwovens SA                                                    135,370      4,072,679
   Telefonica Czech Republic A.S.                                        438,286      6,644,535
  *Unipetrol A.S.                                                      1,423,606      9,918,948
                                                                                 --------------
TOTAL CZECH REPUBLIC                                                                 37,080,820
                                                                                 --------------
GREECE -- (0.1%)
  *Alpha Bank AE                                                       5,071,956      4,912,943
   Bank of Greece                                                         26,513        547,128
  *Ellaktor SA                                                           740,517      3,911,513
  *Elval - Hellenic Aluminium Industry SA                                  8,595         22,800
  *GEK Terna Holding Real Estate Construction SA                         602,242      3,148,067
   Hellenic Petroleum SA                                                 285,712      2,452,992
  *Intracom Holdings SA                                                1,482,317      1,678,023
   Intralot SA-Integrated Lottery Systems & Services                      24,688         71,718
  *J&P-Avax SA                                                            13,535         31,952
  *Marfin Investment Group Holdings SA                                   602,263        417,247
  *Mytilineos Holdings SA                                                276,674      2,472,452
  *Piraeus Bank SA                                                     4,183,049      9,871,899
  *Sidenor Steel Products Manufacturing Co. SA                            21,626         52,647
  *Titan Cement Co. SA                                                     4,070        128,312
                                                                                 --------------
TOTAL GREECE                                                                         29,719,693
                                                                                 --------------

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares     Value++
                                                                      ---------- -----------
HUNGARY -- (0.4%)
  *Danubius Hotel and SpA P.L.C.                                         108,124 $ 2,744,043
  *FHB Mortgage Bank P.L.C.                                                2,790      11,265
   MOL Hungarian Oil and Gas P.L.C.                                       83,141   4,783,316
  #OTP Bank P.L.C.                                                     4,005,156  76,482,558
  *PannErgy                                                              119,850     172,654
 #*Tisza Chemical Group P.L.C.                                           235,486   4,226,027
                                                                                 -----------
TOTAL HUNGARY                                                                     88,419,863
                                                                                 -----------
INDIA -- (7.3%)
   Aban Offshore, Ltd.                                                   217,878   1,876,916
  *ABG Shipyard, Ltd.                                                    283,785   1,078,155
   Adani Enterprises, Ltd.                                             2,875,450  20,139,133
   Aditya Birla Nuvo, Ltd.                                               620,942  11,438,026
   Akzo Nobel India, Ltd.                                                 37,121     535,210
   Alembic Pharmaceuticals, Ltd.                                         279,704   1,375,767
   Allahabad Bank                                                      2,114,906   3,515,877
   Alok Industries, Ltd.                                              10,204,534   1,202,478
   Amtek Auto, Ltd.                                                    1,310,781   3,787,244
   Amtek India, Ltd.                                                     343,066     439,778
  *Anant Raj, Ltd.                                                     1,923,939   1,771,690
   Andhra Bank                                                         2,676,709   2,970,101
   Apollo Hospitals Enterprise, Ltd.                                      27,124     402,703
   Apollo Tyres, Ltd.                                                  3,385,454   8,981,738
   Arvind, Ltd.                                                        3,503,698  10,653,190
   Ashok Leyland, Ltd.                                                20,205,663   7,530,902
   Asian Hotels East, Ltd.                                                 1,050       2,702
   Atul, Ltd.                                                             16,725     149,954
   Axis Bank, Ltd.                                                       244,500   6,180,759
   Bajaj Finance, Ltd.                                                    95,610   2,952,202
   Bajaj Finserv, Ltd.                                                    60,602     835,270
  *Bajaj Hindusthan, Ltd.                                              2,610,098     774,020
   Bajaj Holdings and Investment, Ltd.                                   384,924   6,817,212
   Ballarpur Industries, Ltd.                                          4,000,857     959,105
   Balmer Lawrie & Co., Ltd.                                             120,671     680,271
   Balrampur Chini Mills, Ltd.                                         2,438,192   2,325,897
   Bank of Baroda                                                      1,232,256  16,736,823
   Bank of India                                                       1,966,165   7,659,456
   Bank Of Maharashtra                                                 1,498,465     956,597
   BEML, Ltd.                                                            112,246     719,941
   BGR Energy Systems, Ltd.                                               82,794     188,504
   Bharat Electronics, Ltd.                                               10,591     212,546
   Bharat Heavy Electricals, Ltd.                                      6,517,663  19,607,572
   Bharti Airtel, Ltd.                                                   250,518   1,364,015
   Bhushan Steel, Ltd.                                                 1,127,438   8,302,648
   Birla Corp., Ltd.                                                     131,129     629,655
   Bombay Burmah Trading Co.                                               1,746       3,010
   Bombay Dyeing & Manufacturing Co., Ltd.                             1,441,969   1,400,541
  *Bombay Rayon Fashions, Ltd.                                            15,542      46,103
   Brigade Enterprises, Ltd.                                              10,795      13,136
   Cairn India, Ltd.                                                   7,356,472  40,897,532
   Canara Bank                                                         1,722,820   8,192,127
   Capital First, Ltd.                                                   260,446     747,112

Dimensional Emerging Markets Value Fund
continued

                                                                       Shares     Value++
                                                                      --------- -----------
INDIA -- (Continued)
   Central Bank Of India                                              3,187,732 $ 2,821,084
   Century Textiles & Industries, Ltd.                                  966,639   5,389,091
   Chambal Fertilizers & Chemicals, Ltd.                              2,025,212   1,361,192
   City Union Bank, Ltd.                                              1,450,289   1,415,129
   Claris Lifesciences, Ltd.                                             86,438     220,421
   Coromandel International, Ltd.                                         7,624      27,727
   Corp. Bank                                                           436,134   2,118,466
   Cox & Kings, Ltd.                                                    545,795   1,368,294
  *Cranes Software International, Ltd.                                  114,443       7,727
   Crompton Greaves, Ltd.                                               196,049     537,698
   Dalmia Bharat, Ltd.                                                  159,852     632,613
  *DB Realty, Ltd.                                                    1,426,693   1,650,002
  *DCB Bank, Ltd.                                                     2,874,325   2,894,243
   DCM Shriram, Ltd.                                                    181,494     288,107
   Deepak Fertilisers & Petrochemicals Corp., Ltd.                      424,886     938,306
  *DEN Networks, Ltd.                                                    98,983     287,476
   Dena Bank                                                          1,741,961   1,828,568
   Dewan Housing Finance Corp., Ltd.                                    115,020     432,731
   DLF, Ltd.                                                          7,623,132  17,697,372
   Dredging Corp. Of India, Ltd.                                         53,414     260,297
   Edelweiss Financial Services, Ltd.                                 1,114,016     633,978
  *Educomp Solutions, Ltd.                                              647,077     275,772
   Eicher Motors, Ltd.                                                   15,888   1,639,040
  *EID Parry India, Ltd.                                                818,733   2,067,845
   EIH, Ltd.                                                            886,903   1,116,987
  *Elder Pharmaceuticals, Ltd.                                           78,215     279,344
   Electrosteel Castings, Ltd.                                          692,702     266,186
  *Era Infra Engineering, Ltd.                                          974,906     272,102
  *Eros International Media, Ltd.                                       182,238     497,463
   Escorts, Ltd.                                                      1,368,597   2,879,274
   Ess Dee Aluminium, Ltd.                                               42,453     438,272
  *Essar Oil, Ltd.                                                    1,120,513   1,079,767
   Essar Ports, Ltd.                                                    667,039     658,380
  *Essar Shipping, Ltd.                                                 241,588      63,588
   Essel Propack, Ltd.                                                  724,110     819,680
   Federal Bank, Ltd.                                                 9,157,930  13,739,284
  *Federal-Mogul Goetze India, Ltd.                                       3,731      11,320
   Financial Technologies India, Ltd.                                   223,163   1,169,096
   Finolex Cables, Ltd.                                                 652,369   1,489,695
   Finolex Industries, Ltd.                                             681,668   2,531,683
  *Firstsource Solutions, Ltd.                                        2,253,442   1,197,317
  *Fortis Healthcare, Ltd.                                            1,405,155   2,323,329
  *Future Consumer Enterprise, Ltd.                                     145,968      16,968
  *Future Lifestyle Fashions, Ltd.                                        4,709       6,390
   Future Retail, Ltd.                                                   35,861      78,673
   GAIL India, Ltd.                                                   1,786,494  10,969,315
  *Gammon India, Ltd.                                                   162,933      46,155
   Gateway Distriparks, Ltd.                                            269,578     797,777
  *Gitanjali Gems, Ltd.                                                 405,156     419,886
   Godrej Properties, Ltd.                                               89,893     330,018
   Graphite India, Ltd.                                                 586,551     822,097
   Grasim Industries, Ltd.                                               15,142     661,971

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares     Value++
                                                                      ---------- ------------
INDIA -- (Continued)
   Great Eastern Shipping Co., Ltd. (The)                              1,015,526 $  5,659,796
   Greaves Cotton, Ltd.                                                    9,635       13,397
  *GTL Infrastructure, Ltd.                                            1,200,337       39,800
   Gujarat Alkalies & Chemicals, Ltd.                                    449,629    1,313,481
   Gujarat Fluorochemicals, Ltd.                                         262,185    1,388,654
   Gujarat Mineral Development Corp., Ltd.                                94,412      207,016
   Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.                  729,530      981,879
  *Gujarat NRE Coke, Ltd.                                              3,619,364      638,450
   Gujarat State Fertilisers & Chemicals, Ltd.                         2,186,080    2,012,959
   Gujarat State Petronet, Ltd.                                        1,923,672    2,326,850
   Gulf Oil Corp., Ltd.                                                  227,784      459,684
   HBL Power Systems, Ltd.                                               138,136       35,400
  *HCL Infosystems, Ltd.                                               1,107,643      831,876
   HEG, Ltd.                                                             138,303      525,843
  *HeidelbergCement India, Ltd.                                          699,011      485,095
  *Hexa Tradex, Ltd.                                                     265,877       93,823
   Hindalco Industries, Ltd.                                          22,212,623   50,166,582
   Hinduja Global Solutions, Ltd.                                         60,085      527,050
   Hinduja Ventures, Ltd.                                                 67,133      286,207
  *Hindustan Construction Co., Ltd.                                    7,005,199    2,236,900
  *Hotel Leela Venture, Ltd.                                           1,480,240      453,749
  *Housing Development & Infrastructure, Ltd.                          5,496,603    6,256,503
   HSIL, Ltd.                                                            187,119      463,034
   HT Media, Ltd.                                                         76,822      117,428
   ICICI Bank, Ltd.                                                      590,476   12,239,038
   ICICI Bank, Ltd. Sponsored ADR                                      3,344,526  142,710,924
   IDBI Bank, Ltd.                                                     4,225,680    4,798,059
   Idea Cellular, Ltd.                                                   953,652    2,153,326
   IDFC, Ltd.                                                          6,072,777   11,298,525
   IFCI, Ltd.                                                          6,602,323    2,805,286
   IIFL Holdings, Ltd.                                                 2,848,913    3,794,641
   IL&FS Transportation Networks, Ltd.                                    12,212       26,761
   India Cements, Ltd. (The)                                           3,947,997    4,510,973
   Indiabulls Housing Finance, Ltd.                                    1,795,884    8,959,814
  *Indiabulls Infrastructure and Power, Ltd.                           9,986,439      603,966
   Indiabulls Real Estate, Ltd.                                        2,810,580    2,915,914
   Indian Bank                                                         1,319,707    2,809,603
   Indian Hotels Co., Ltd.                                             4,950,436    5,931,034
   Indian Overseas Bank                                                3,375,808    3,488,935
   Indo Rama Synthetics India                                             20,657        5,563
   Infotech Enterprises, Ltd.                                             26,080      134,225
   ING Vysya Bank, Ltd.                                                  265,599    2,506,362
   Ingersoll-Rand India, Ltd.                                             30,001      224,194
   Jai Corp., Ltd.                                                       403,094      467,152
   Jain Irrigation Systems, Ltd.                                       3,654,796    4,976,667
   Jaiprakash Associates, Ltd.                                        20,703,122   18,639,791
   Jammu & Kashmir Bank, Ltd. (The)                                      323,600    9,007,053
   Jaypee Infratech, Ltd.                                              1,716,142      698,442
   JB Chemicals & Pharmaceuticals, Ltd.                                  373,888      960,768
   JBF Industries, Ltd.                                                  140,339      195,620
  *Jet Airways India, Ltd.                                                64,150      265,598
   Jindal Poly Films, Ltd.                                               188,270      460,499

Dimensional Emerging Markets Value Fund
continued

                                                                       Shares     Value++
                                                                      --------- -----------
INDIA -- (Continued)
  *Jindal Poly Investments and Finance Co., Ltd.                         53,426 $    52,970
   Jindal Saw, Ltd.                                                   2,076,447   1,952,550
  *Jindal Stainless, Ltd.                                               816,596     522,816
   Jindal Steel & Power, Ltd.                                         3,075,688  13,057,437
   JK Cement, Ltd.                                                      131,807     492,306
   JK Lakshmi Cement, Ltd.                                              411,178     812,124
   JM Financial, Ltd.                                                 4,580,382   2,135,756
   JSW Energy, Ltd.                                                   6,026,339   5,311,908
   JSW Steel, Ltd.                                                    1,930,901  34,896,081
   Jubilant Life Sciences, Ltd.                                         641,941   1,778,973
   Kakinada Fertilizers, Ltd.                                         2,082,494      72,576
   Kalpataru Power Transmission, Ltd.                                   264,661     507,581
   Karnataka Bank, Ltd.                                               2,195,065   4,480,352
   Karur Vysya Bank, Ltd.                                               372,860   2,407,116
   KEC International, Ltd.                                              471,467     591,242
   Kesoram Industries, Ltd.                                             449,716     469,885
   Kirloskar Brothers, Ltd.                                               2,141       6,642
   Kirloskar Oil Engines, Ltd.                                          318,856   1,061,583
   KSB Pumps, Ltd.                                                        7,207      39,905
  *KSK Energy Ventures, Ltd.                                             20,905      24,294
   Lakshmi Vilas Bank, Ltd.                                             457,710     640,203
  *Mahanagar Telephone Nigam                                            784,604     230,635
   Maharashtra Seamless, Ltd.                                           194,873     692,530
   Mahindra Lifespace Developers, Ltd.                                  143,080     944,676
   Man Infraconstruction, Ltd.                                            1,968       3,103
   Manaksia, Ltd.                                                        49,183      58,931
   MAX India, Ltd.                                                       25,606      91,220
   McLeod Russel India, Ltd.                                            496,900   2,222,703
  *Mercator, Ltd.                                                     1,796,935     929,249
   Merck, Ltd.                                                           22,680     250,862
   MOIL, Ltd.                                                             4,675      19,972
   Monnet Ispat & Energy, Ltd.                                          179,359     250,335
   Motilal Oswal Financial Services, Ltd.                                 4,955       8,610
   Mphasis, Ltd.                                                         51,299     353,473
   MRF, Ltd.                                                             11,528   3,931,433
  *Nagarjuna Oil Refinery, Ltd.                                         962,714      59,063
   Nahar Capital and Financial Services, Ltd.                             4,702       3,798
   National Aluminium Co., Ltd.                                       1,851,267   1,172,967
   Nava Bharat Ventures, Ltd.                                            27,806      75,340
   NCC, Ltd.                                                          2,621,585   2,201,463
   NIIT Technologies, Ltd.                                              468,992   3,177,879
   NIIT, Ltd.                                                           767,524     419,815
   Noida Toll Bridge Co., Ltd.                                          155,450      72,752
   Oberoi Realty, Ltd.                                                   27,313      94,145
   OCL India, Ltd.                                                       61,362     177,197
   OMAXE, Ltd.                                                        1,009,896   2,140,184
  *Orchid Chemicals & Pharmaceuticals, Ltd.                             193,091     173,047
   Orient Cement, Ltd.                                                  567,622     459,879
   Orient Paper & Industries, Ltd.                                       47,163      17,090
   Oriental Bank of Commerce                                          1,205,589   4,962,350
  *Oswal Chemicals & Fertilizers                                        362,297     156,284
  *Panacea Biotec, Ltd.                                                  23,946      62,986

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares     Value++
                                                                      ---------- ------------
INDIA -- (Continued)
  *Parsvnath Developers, Ltd.                                          1,662,316 $    683,557
   Peninsula Land, Ltd.                                                  303,470      164,433
   Petronet LNG, Ltd.                                                    710,816    1,701,087
  *Pipavav Defence & Offshore Engineering Co., Ltd.                       22,287       17,709
   Piramal Enterprises, Ltd.                                             755,009    6,809,253
  *Plethico Pharmaceuticals, Ltd.                                        213,627      148,248
   Polaris Financial Technology, Ltd.                                    908,662    2,723,867
   Polyplex Corp., Ltd.                                                   17,713       46,943
   Power Finance Corp., Ltd.                                              16,793       51,580
  *Prime Focus, Ltd.                                                       8,309        3,899
  *Prism Cement, Ltd.                                                    408,522      313,636
   PTC India Financial Services, Ltd.                                    450,875      128,829
   PTC India, Ltd.                                                     3,851,423    4,254,296
  *Punj Lloyd, Ltd.                                                    1,800,182      876,130
   Punjab & Sind Bank                                                    116,252       92,781
   Puravankara Projects, Ltd.                                             22,265       26,839
   Rain Industries, Ltd.                                               1,429,773      937,918
   Rajesh Exports, Ltd.                                                  287,502      547,555
   Ramco Cements, Ltd. (The)                                             395,725    1,418,130
   Raymond, Ltd.                                                         629,181    3,238,907
   Redington India, Ltd.                                                  96,516      141,896
   REI Agro, Ltd.                                                      5,013,829      383,117
   Reliance Capital, Ltd.                                              1,871,725   11,049,176
   Reliance Communications, Ltd.                                      10,751,778   21,947,686
   Reliance Industries, Ltd.                                          21,131,225  328,571,526
   Reliance Industries, Ltd. GDR                                         107,000    3,322,990
  *Reliance Power, Ltd.                                               12,151,717   13,799,764
   Rolta India, Ltd.                                                   1,831,833    2,281,641
   Ruchi Soya Industries, Ltd.                                         1,735,191    1,041,776
   Rural Electrification Corp., Ltd.                                   2,768,400   10,903,331
   Sesa Sterlite, Ltd.                                                10,746,999   33,154,130
   Sesa Sterlite, Ltd. ADR                                             1,546,032   18,877,056
  *Shipping Corp. of India, Ltd.                                       2,334,024    1,653,702
   Shree Renuka Sugars, Ltd.                                           7,680,873    2,791,610
   Sintex Industries, Ltd.                                             2,196,726    1,669,869
   Sobha Developers, Ltd.                                                534,292    3,299,986
   South Indian Bank, Ltd.                                             9,724,062    3,714,264
   SREI Infrastructure Finance, Ltd.                                   1,470,670      812,593
   SRF, Ltd.                                                             290,002    1,861,463
   State Bank of Bikaner & Jaipur                                         43,134      251,287
   State Bank of India                                                 2,505,452   86,574,863
   State Bank of India GDR                                                 1,449       99,574
   Steel Authority of India, Ltd.                                      5,196,476    5,867,025
  *Sterling Biotech, Ltd.                                                469,995       67,146
   Sterlite Technologies, Ltd.                                         1,777,282      906,704
   Styrolution ABS India, Ltd.                                            28,114      214,575
   Sundaram Finance, Ltd.                                                  3,250       38,985
   Sundram Fasteners, Ltd.                                                25,783       31,845
  *Suzlon Energy, Ltd.                                                16,275,656    3,542,733
   Syndicate Bank                                                      2,880,564    4,942,385
   Tamil Nadu Newsprint & Papers, Ltd.                                    45,093       97,272
   Tata Chemicals, Ltd.                                                1,201,925    5,677,822

Dimensional Emerging Markets Value Fund
continued

                                                                         Shares        Value++
                                                                      ------------- --------------
INDIA -- (Continued)
   Tata Global Beverages, Ltd.                                            4,978,918 $   12,403,533
   Tata Investment Corp., Ltd.                                               27,375        215,650
   Tata Motors, Ltd.                                                      1,817,498     12,637,275
  #Tata Motors, Ltd. Sponsored ADR                                          163,263      6,109,301
   Tata Steel, Ltd.                                                       8,632,925     57,562,223
   Techno Electric & Engineering Co., Ltd.                                    1,571          4,426
  *Teledata Marine Solutions, Ltd.                                          267,258             --
   Time Technoplast, Ltd.                                                   498,379        314,608
   Trent, Ltd.                                                               16,579        271,086
   Triveni Turbine, Ltd.                                                    166,206        191,031
   Tube Investments of India, Ltd.                                          503,633      1,597,088
  *TV18 Broadcast, Ltd.                                                   5,614,655      2,348,157
   UCO Bank                                                               5,290,500      6,735,172
   Uflex, Ltd.                                                              339,502        482,510
   Unichem Laboratories, Ltd.                                               182,522        660,357
   Union Bank of India                                                    1,499,085      3,774,194
  *Unitech, Ltd.                                                         31,412,365      8,280,278
   UPL, Ltd.                                                              4,268,343     18,958,974
   Usha Martin, Ltd.                                                      1,811,897      1,117,424
  *Uttam Galva Steels, Ltd.                                                  14,790         16,657
   VA Tech Wabag, Ltd.                                                        1,281         16,899
  *Vardhman Special Steels, Ltd.                                              6,934          3,089
   Vardhman Textiles, Ltd.                                                  111,378        612,944
   Videocon Industries, Ltd.                                              1,114,865      2,996,035
   Vijaya Bank                                                            2,690,477      1,840,140
   Voltas, Ltd.                                                             319,969        850,922
   Welspun Corp., Ltd.                                                    1,847,557      2,494,436
   Welspun Infra Enterprises, Ltd.                                           92,378         22,974
   Wockhardt, Ltd.                                                          312,182      3,983,400
   Zensar Technologies, Ltd.                                                 28,981        173,196
   Zuari Agro Chemicals, Ltd.                                               128,304        281,093
   Zuari Global, Ltd.                                                        69,501         89,692
                                                                                    --------------
TOTAL INDIA                                                                          1,461,487,427
                                                                                    --------------
INDONESIA -- (2.6%)
   Adaro Energy Tbk PT                                                  185,755,400     19,111,375
   Adhi Karya Persero Tbk PT                                             10,239,917      2,651,206
   Agung Podomoro Land Tbk PT                                            73,568,400      1,679,216
   Alam Sutera Realty Tbk PT                                             99,030,500      4,563,834
   Aneka Tambang Persero Tbk PT                                          80,886,500      8,247,237
   Asahimas Flat Glass Tbk PT                                             5,277,000      3,199,937
   Astra Graphia Tbk PT                                                   3,635,000        629,498
  *Bakrie and Brothers Tbk PT                                         1,056,525,750      4,569,155
  *Bakrie Sumatera Plantations Tbk PT                                   182,168,500        787,370
  *Bakrie Telecom Tbk PT                                                260,426,500      1,126,266
  *Bakrieland Development Tbk PT                                        623,458,520        862,166
   Bank Bukopin Tbk PT                                                   63,324,333      3,508,896
   Bank Danamon Indonesia Tbk PT                                         35,637,554     12,633,602
   Bank Mandiri Persero Tbk PT                                           75,216,231     64,265,948
   Bank Negara Indonesia Persero Tbk PT                                 123,523,241     51,625,849
  *Bank Pan Indonesia Tbk PT                                            148,740,401     11,203,143
   Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT                  31,833,900      2,656,148

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares      Value++
                                                                      ----------- -----------
INDONESIA -- (Continued)
  *Bank Permata Tbk PT                                                    381,272 $    44,249
   Bank Tabungan Negara Persero Tbk PT                                 64,185,827   6,421,926
  *Barito Pacific Tbk PT                                               15,599,000     425,502
  *Benakat Integra Tbk PT                                              67,250,400     811,036
  *Berau Coal Energy Tbk PT                                            30,316,500     322,926
  *Berlian Laju Tanker Tbk PT                                         128,161,466          --
   Bisi International PT                                               12,866,900     686,883
  *Borneo Lumbung Energi & Metal Tbk PT                                12,594,500     123,386
  *Budi Starch & Sweetener Tbk PT                                      12,660,500     126,184
  *Bumi Resources Minerals Tbk PT                                      11,052,500     209,161
  *Bumi Resources Tbk PT                                              209,284,400   3,705,607
   Bumi Serpong Damai PT                                               13,195,000   1,787,543
   BW Plantation Tbk PT                                                   666,600      81,163
  *Central Proteinaprima Tbk PT                                       178,071,500     770,039
   Charoen Pokphand Indonesia Tbk PT                                   45,905,630  15,010,146
   Ciputra Development Tbk PT                                         131,947,400  11,616,093
   Ciputra Property Tbk PT                                             24,365,400   1,533,744
   Ciputra Surya Tbk PT                                                17,099,600   3,374,652
   Clipan Finance Indonesia Tbk PT                                      2,995,500     104,929
  *Darma Henwa Tbk PT                                                 246,575,442     383,891
  *Davomas Abadi Tbk PT                                               138,239,500          --
  *Delta Dunia Makmur Tbk PT                                           15,009,500     241,077
   Elnusa Tbk PT                                                       40,695,700   1,797,837
  *Energi Mega Persada Tbk PT                                         570,221,378   4,650,644
  *Erajaya Swasembada Tbk PT                                           17,565,200   1,828,639
  *Ever Shine Textile Tbk PT                                           19,342,215     368,057
  *Exploitasi Energi Indonesia Tbk PT                                  12,430,900     244,346
   Gajah Tunggal Tbk PT                                                25,803,500   4,285,668
  *Garuda Indonesia Persero Tbk PT                                     23,477,581     936,856
   Global Mediacom Tbk PT                                              94,263,500  17,893,397
  *Gozco Plantations Tbk PT                                            14,839,400     137,516
  *Great River International Tbk PT                                     1,788,000          --
   Gudang Garam Tbk PT                                                  2,837,000  13,899,196
   Harum Energy Tbk PT                                                  9,042,000   1,852,352
   Hexindo Adiperkasa Tbk PT                                            1,212,344     398,244
   Holcim Indonesia Tbk PT                                             18,187,500   4,478,830
  *Indah Kiat Pulp & Paper Corp. Tbk PT                                37,851,200   4,433,445
   Indika Energy Tbk PT                                                27,402,500   1,473,906
   Indo Tambangraya Megah Tbk PT                                          152,400     336,847
  *Indo-Rama Synthetics Tbk PT                                             41,500       2,801
   Indofood Sukses Makmur Tbk PT                                       61,516,000  37,631,302
   Intiland Development Tbk PT                                         52,201,400   2,055,132
   Japfa Comfeed Indonesia Tbk PT                                      27,068,750   2,969,537
   Jaya Real Property Tbk PT                                          127,605,000  10,151,305
   Kawasan Industri Jababeka Tbk PT                                   304,453,310   6,737,727
  *Krakatau Steel Persero Tbk PT                                        2,991,500     128,998
  *Lippo Cikarang Tbk PT                                                  801,400     530,485
   Lippo Karawaci Tbk PT                                              330,849,649  30,685,425
   Matahari Putra Prima Tbk PT                                         31,128,300   7,475,279
   Mayora Indah Tbk PT                                                  8,048,917  19,559,374
   Medco Energi Internasional Tbk PT                                   27,137,000   6,468,093
  *Mitra International Resources Tbk PT                                 8,064,760      35,653

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares      Value++
                                                                      ----------- ------------
INDONESIA -- (Continued)
   MNC Investama Tbk PT                                               287,585,900 $  7,647,398
  *Modernland Realty Tbk PT                                            18,274,600      695,273
   Multipolar Tbk PT                                                   65,104,700    3,785,077
  *Nusantara Infrastructure Tbk PT                                      8,858,500      180,350
   Pabrik Kertas Tjiwi Kimia Tbk PT                                       246,000       34,000
  *Pan Brothers Tbk PT                                                    183,750        6,816
  *Panasia Indo Resources Tbk PT                                          403,200       12,032
  *Panin Financial Tbk PT                                             242,926,900    5,518,545
   Panin Insurance Tbk PT                                              30,949,000    1,864,153
   Perusahaan Perkebunan London Sumatra Indonesia Tbk PT               46,107,984    9,797,056
   Petrosea Tbk PT                                                      3,762,500      448,096
  *Polychem Indonesia Tbk PT                                           11,868,000      205,881
   Ramayana Lestari Sentosa Tbk PT                                     23,587,500    2,615,199
   Salim Ivomas Pratama Tbk PT                                         12,807,300    1,110,483
   Sampoerna Agro PT                                                   11,632,441    2,465,963
   Samudera Indonesia Tbk PT                                               34,400        9,113
   Selamat Sempurna Tbk PT                                             12,655,200    3,961,689
  *Sentul City Tbk PT                                                 306,823,900    4,583,423
  *Sigmagold Inti Perkasa Tbk PT                                       55,832,700    2,183,308
   Sinar Mas Agro Resources and Technology Tbk PT                       7,806,900    4,510,920
   Sinar Mas Multiartha Tbk PT                                              2,000          606
   Summarecon Agung Tbk PT                                             18,141,614    1,748,610
  *Sunson Textile Manufacturer Tbk PT                                   2,540,300       16,726
  *Surya Dumai Industri Tbk                                             5,145,000           --
   Surya Semesta Internusa Tbk PT                                      26,436,300    1,907,535
   Surya Toto Indonesia Tbk PT                                            446,000      282,429
  *Suryainti Permata Tbk PT                                            17,378,000           --
   Tiga Pilar Sejahtera Food Tbk                                       30,578,922    5,834,253
   Timah Persero Tbk PT                                                58,412,960    7,598,651
   Trias Sentosa Tbk PT                                                   336,500        9,329
  *Trimegah Securities Tbk PT                                           9,367,000       68,009
  *Truba Alam Manunggal Engineering PT                                129,244,500       55,894
   Tunas Baru Lampung Tbk PT                                           17,379,500      768,271
   Tunas Ridean Tbk PT                                                 42,848,500    2,503,644
  *Ultrajaya Milk Industry & Trading Co. Tbk PT                        10,045,800    3,708,446
   Unggul Indah Cahaya Tbk PT                                             371,435       61,282
   United Tractors Tbk PT                                               8,928,200   16,786,164
   Vale Indonesia Tbk PT                                               42,202,300   12,999,458
  *Visi Media Asia Tbk PT                                               5,510,800      135,339
  *Wintermar Offshore Marine Tbk PT                                       289,000       24,576
   XL Axiata Tbk PT                                                     1,982,800      889,369
                                                                                  ------------
TOTAL INDONESIA                                                                    531,581,240
                                                                                  ------------
ISRAEL -- (0.0%)
  *Feuchtwanger Investments, Ltd.                                          10,500           --
  *Israel Steel Mills, Ltd.                                                97,000           --
  *Knafaim Holdings, Ltd.                                                  14,695       32,647
  *Liberty Properties, Ltd.                                                 2,467       15,684
   Mivtach Shamir Holdings, Ltd.                                            3,973      131,060
                                                                                  ------------
TOTAL ISRAEL                                                                           179,391
                                                                                  ------------

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares     Value++
                                                                      ---------- -----------
MALAYSIA -- (3.9%)
  *Adventa Bhd                                                            62,000 $    21,341
   Affin Holdings Bhd                                                  9,621,500  11,126,122
  #AirAsia Bhd                                                        22,497,100  15,307,149
   Alam Maritim Resources Bhd                                          3,625,700   1,647,083
   Alliance Financial Group Bhd                                       16,295,200  22,381,661
   Allianz Malaysia Bhd                                                   16,700      52,688
   AMMB Holdings Bhd                                                  23,929,662  52,667,563
  *Ann Joo Resources Bhd                                               2,973,600   1,094,051
   APM Automotive Holdings Bhd                                         1,195,300   2,220,243
   Batu Kawan Bhd                                                      2,078,750  12,468,910
   Benalec Holdings Bhd                                                5,265,500   1,452,902
   Berjaya Assets Bhd                                                    171,900      44,786
   Berjaya Corp. Bhd                                                  41,062,780   6,292,659
   Berjaya Land Bhd                                                   13,220,000   3,361,718
   BIMB Holdings Bhd                                                   4,758,645   6,203,389
   BLD Plantation Bhd                                                      6,600      17,778
  *Boustead Heavy Industries Corp. Bhd                                    95,200      74,039
  #Boustead Holdings Bhd                                               7,459,998  12,683,742
   Cahya Mata Sarawak Bhd                                              2,884,500   8,437,789
   Can-One Bhd                                                           401,400     377,394
   CB Industrial Product Holding Bhd                                   1,370,300   1,974,392
   Chin Teck Plantations Bhd                                             309,100     922,657
   Coastal Contracts Bhd                                               3,116,200   4,784,177
   CSC Steel Holdings Bhd                                              2,503,800   1,028,111
  *Cycle & Carriage Bintang Bhd                                          135,000      98,005
  *Datuk Keramik Holdings Bhd                                            127,000          --
   Daya Materials Bhd                                                 10,663,200   1,096,039
   DRB-Hicom Bhd                                                      18,941,300  14,512,818
  #Eastern & Oriental Bhd                                             15,656,115  11,384,386
  *ECM Libra Financial Group Bhd                                       2,242,050     680,954
   Engtex Group Bhd                                                      155,800      91,785
  *Evergreen Fibreboard Bhd                                            2,145,426     345,440
   Eversendai Corp. Bhd                                                1,053,300     358,111
   Faber Group Bhd                                                     4,005,100   3,651,415
   FAR East Holdings Bhd                                                 403,800     941,067
  *Fountain View Development Bhd                                       2,573,200          --
   Genting Bhd                                                         6,056,300  18,203,545
  #Genting Malaysia Bhd                                               26,028,700  33,666,982
   Genting Plantations Bhd                                               275,600     937,708
   Globetronics Technology Bhd                                           279,600     308,903
   Glomac Bhd                                                          7,416,300   2,500,132
  *Goldis Bhd                                                          3,227,495   2,148,450
   GuocoLand Malaysia Bhd                                              1,886,200     666,367
   HAP Seng Consolidated Bhd                                          14,387,600  13,970,393
   Hap Seng Plantations Holdings Bhd                                   3,806,300   3,270,144
   Hiap Teck Venture Bhd                                                 863,200     208,988
   Hong Leong Financial Group Bhd                                      2,586,751  12,135,266
   Hong Leong Industries Bhd                                           1,257,300   2,556,791
   Hua Yang Bhd                                                          930,233     533,090
  *Hubline Bhd                                                         5,352,350      65,928
   Hwang Capital Malaysia Bhd                                            930,700     528,457
   IGB Corp. Bhd                                                      15,137,390  12,835,505

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares     Value++
                                                                      ---------- -----------
MALAYSIA -- (Continued)
  #IJM Corp. Bhd                                                      23,540,859 $46,062,061
   IJM Land Bhd                                                        7,064,700   6,537,293
  #IJM Plantations Bhd                                                   514,200     557,722
  *Inch Kenneth Kajang Rubber                                          1,123,300     285,857
   Insas Bhd                                                           5,526,348   2,052,716
   Integrated Logistics Bhd                                               93,128      22,390
   Integrax Bhd                                                          974,800     641,461
   Iris Corp. Bhd                                                     11,291,000   1,593,983
  *JAKS Resources Bhd                                                  9,634,600   1,623,127
   Jaya Tiasa Holdings Bhd                                             4,853,433   4,046,614
   JCY International Bhd                                              10,030,900   2,278,026
  *K&N Kenanga Holdings Bhd                                            4,082,187     976,586
  *Karambunai Corp. Bhd                                               18,222,700     504,772
   Keck Seng Malaysia Bhd                                              2,515,500   5,421,761
   Kian JOO CAN Factory Bhd                                            4,777,380   4,992,467
  *KIG Glass Industrial Bhd                                              260,000          --
   Kim Loong Resources Bhd                                               499,100     431,284
   Kimlun Corp. Bhd                                                      657,800     324,406
  *Kinsteel Bhd                                                        6,474,800     358,421
   KLCC Property Holdings Bhd                                          5,504,700  11,217,021
  *KNM Group Bhd                                                      19,662,825   5,009,387
  *Kretam Holdings Bhd                                                 3,322,800     610,944
  *KSL Holdings Bhd                                                    2,922,666   1,924,861
  *KUB Malaysia Bhd                                                    5,684,400     855,088
  *Kulim Malaysia Bhd                                                  9,518,600  10,299,437
   Kumpulan Fima Bhd                                                   2,385,600   1,703,661
   Kumpulan Perangsang Selangor Bhd                                    4,262,300   1,986,250
   Kwantas Corp. Bhd                                                     288,400     198,700
  *Land & General Bhd                                                 10,793,700   1,885,425
  *Landmarks Bhd                                                       4,159,308   1,417,652
   LBS Bina Group Bhd                                                  3,377,500   1,843,401
   Lion Diversified Holdings Bhd                                       2,237,000     116,519
   Lion Industries Corp. Bhd                                           8,486,481   1,705,087
   Magnum Bhd                                                          4,457,600   4,122,679
  #Mah Sing Group Bhd                                                  7,426,239   5,146,519
   Malayan Flour Mills Bhd                                             2,057,950     996,638
  #Malaysia Airports Holdings Bhd                                      3,811,710   9,403,118
 #*Malaysian Airline System Bhd                                       38,540,700   2,725,714
   Malaysian Bulk Carriers Bhd                                         6,827,125   3,978,835
   Malaysian Pacific Industries Bhd                                    1,062,075   1,361,950
   Malaysian Resources Corp. Bhd                                      18,569,700   8,937,164
   MBM Resources Bhd                                                   2,500,303   2,469,116
   Media Prima Bhd                                                     1,296,900     989,107
   Mega First Corp. Bhd                                                1,204,500     842,173
  *MISC Bhd                                                           10,929,404  21,835,999
   MK Land Holdings Bhd                                                9,637,500   1,507,788
   MKH Bhd                                                             2,067,159   2,773,876
   MMC Corp. Bhd                                                      14,697,180  12,600,328
   MNRB Holdings Bhd                                                   1,754,000   2,038,892
   Muda Holdings Bhd                                                     113,700      66,212
   Mudajaya Group Bhd                                                  4,170,600   3,310,387
   Muhibbah Engineering M Bhd                                          5,494,100   4,889,828

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares     Value++
                                                                      ---------- -----------
MALAYSIA -- (Continued)
  *Mulpha International Bhd                                           33,287,600 $ 4,393,821
   Naim Holdings Bhd                                                   3,201,500   3,919,314
   NCB Holdings Bhd                                                    2,451,500   2,307,510
   Negri Sembilan Oil Palms Bhd                                          167,600     307,382
   Oriental Holdings Bhd                                               3,680,879   8,794,727
  #OSK Holdings Bhd                                                    7,299,671   3,712,344
   Pacific & Orient Bhd                                                  334,330     142,409
   Panasonic Manufacturing Malaysia Bhd                                  382,080   2,597,647
   Pantech Group Holdings Bhd                                            904,900     273,685
  *Paracorp Bhd                                                          252,000          --
   Paramount Corp. Bhd                                                 1,099,900     562,297
  #Parkson Holdings Bhd                                                2,472,634   2,225,535
  *Perdana Petroleum Bhd                                               5,026,380   2,911,922
   Perusahaan Sadur Timah Malaysia Bhd                                     6,800       9,688
   Pie Industrial Bhd                                                    323,600     813,231
   PJ Development Holdings Bhd                                         3,863,000   1,811,813
   Pos Malaysia Bhd                                                    1,762,917   2,433,078
   PPB Group Bhd                                                       8,450,166  42,646,304
   Press Metal Bhd                                                     2,955,981   3,147,838
  *Prime Utilities Bhd                                                    39,000          --
   Protasco Bhd                                                        1,083,500     631,297
   RCE Capital Bhd                                                     4,910,500     467,219
  #RHB Capital Bhd                                                    12,566,905  31,930,906
   Rimbunan Sawit Bhd                                                  5,659,100   1,396,135
   Salcon Bhd                                                          7,484,700   1,697,745
   Sarawak Oil Palms Bhd                                                 523,320   1,044,083
   Sarawak Plantation Bhd                                                 66,900      54,303
   Scientex Bhd                                                           43,748      77,755
  *Scomi Group Bhd                                                    25,227,900   3,294,947
   Selangor Dredging Bhd                                               1,312,700     430,070
   Selangor Properties Bhd                                                65,700     106,715
   Shangri-La Hotels Malaysia Bhd                                        739,100   1,497,906
  *Shell Refining Co. Federation of Malaya Bhd                           246,300     451,533
   SHL Consolidated Bhd                                                  693,700     478,362
  #SP Setia Bhd                                                        1,986,000   1,835,594
   Star Publications Malaysia Bhd                                      1,127,900     893,376
   Subur Tiasa Holdings Bhd                                              343,530     237,505
  #Sunway Bhd                                                         12,563,126  11,954,317
  #Supermax Corp. Bhd                                                  8,498,700   6,375,134
   Suria Capital Holdings Bhd                                            736,700     587,578
  *Symphony Life Bhd                                                   1,589,910     502,037
   Ta Ann Holdings Bhd                                                 1,549,722   1,994,015
   TA Enterprise Bhd                                                  20,749,900   5,153,028
   TA Global Bhd                                                      11,874,080   1,127,614
   TAHPS Group Bhd                                                        27,000      60,916
  *Talam Transform Bhd                                                15,950,050     490,532
   TAN Chong Motor Holdings Bhd                                        4,685,000   8,171,814
  *Tanjung Offshore Bhd                                                2,560,900     463,793
   TDM Bhd                                                            14,109,900   4,195,491
  *Tebrau Teguh Bhd                                                      897,300     374,450
   TH Plantations Bhd                                                    185,100     115,028
  *Time dotCom Bhd                                                     5,476,280   6,697,657

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares     Value++
                                                                      ---------- ------------
MALAYSIA -- (Continued)
   Tiong NAM Logistics Holdings                                          246,100 $    101,089
   Tropicana Corp. Bhd                                                 6,756,100    3,188,635
   UEM Sunrise Bhd                                                     3,839,745    2,711,174
   Unisem M Bhd                                                        8,850,800    3,203,467
   United Malacca Bhd                                                    960,500    2,097,298
   United Plantations Bhd                                                422,000    3,267,743
   UOA Development Bhd                                                 4,516,100    3,253,344
   VS Industry Bhd                                                     1,337,193      663,885
   Wah Seong Corp. Bhd                                                 4,824,243    2,910,454
  #WCT Holdings Bhd                                                   12,817,315    8,841,793
   Wing Tai Malaysia Bhd                                               1,868,800    1,237,469
   WTK Holdings Bhd                                                    6,575,950    2,684,001
   YNH Property Bhd                                                    5,291,959    3,195,851
   YTL Corp. Bhd                                                      89,825,050   44,313,609
  *YTL Land & Development Bhd                                          3,111,800      896,170
                                                                                 ------------
TOTAL MALAYSIA                                                                    774,185,098
                                                                                 ------------
MEXICO -- (6.7%)
   Alfa S.A.B. de C.V. Class A                                        50,229,549  132,688,709
  #Alpek S.A. de C.V.                                                  1,102,074    1,895,371
   Arca Continental S.A.B. de C.V.                                     4,142,783   26,346,108
 #*Axtel S.A.B. de C.V.                                               11,405,148    3,792,199
 #*Bio Pappel S.A.B. de C.V.                                             335,685      717,158
  #Bolsa Mexicana de Valores S.A.B. de C.V.                              560,927    1,151,202
  *Cemex S.A.B. de C.V.                                                  115,602      146,858
 #*Cemex S.A.B. de C.V. Sponsored ADR                                 17,909,307  226,373,641
   Cia Minera Autlan S.A.B. de C.V. Series B                           1,147,952    1,202,113
  #Coca-Cola Femsa S.A.B. de C.V. Series L                                33,494      375,269
   Coca-Cola Femsa S.A.B. de C.V. Sponsored ADR                            2,821      315,839
  *Consorcio ARA S.A.B. de C.V. Series *                              12,701,246    5,592,033
  #Controladora Comercial Mexicana S.A.B. de C.V.                      5,889,925   22,055,564
  #Corp. Actinver S.A.B. de C.V.                                          31,776       35,218
 #*Corp. GEO S.A.B. de C.V. Series B                                   9,461,653      141,925
  *Corp. Interamericana de Entretenimiento S.A.B. de C.V. Class B      1,560,786    1,109,500
  *Desarrolladora Homex S.A.B. de C.V.                                 3,011,482      491,875
  *Dine S.A.B. de C.V.                                                 1,027,267      471,124
   El Puerto de Liverpool S.A.B. de C.V. Series 1                         14,100      148,730
  *Empaques Ponderosa S.A. de C.V.                                        90,000           --
  *Empresas ICA S.A.B. de C.V.                                         6,654,223   11,912,014
 #*Empresas ICA S.A.B. de C.V. Sponsored ADR                           1,113,191    8,026,107
  *Financiera Independencia S.A.B. de C.V.                                14,576        5,749
  #Fomento Economico Mexicano S.A.B. de C.V.                           2,503,454   22,744,495
   Fomento Economico Mexicano S.A.B. de C.V. Sponsored ADR             2,566,579  232,968,375
 #*Gruma S.A.B. de C.V. Class B                                        3,249,870   28,740,896
  *Gruma S.A.B. de C.V. Sponsored ADR                                     13,352      470,257
 #*Grupo Aeromexico S.A.B. de C.V.                                       780,005    1,266,944
   Grupo Aeroportuario del Centro Norte S.A.B. de C.V.                   972,349    3,563,044
  #Grupo Aeroportuario del Centro Norte S.A.B. de C.V. ADR                44,097    1,298,216
   Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR                   634,177   38,240,873
   Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B             1,204,121    7,248,058
   Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR                    271,607   33,203,956
  #Grupo Aeroportuario del Sureste S.A.B. de C.V. Class B              1,203,482   14,728,517

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares      Value++
                                                                      ---------- --------------
MEXICO -- (Continued)
   Grupo Carso S.A.B. de C.V. Series A1                               10,391,739 $   52,948,602
   Grupo Cementos de Chihuahua S.A.B. de C.V.                          2,799,892      8,344,407
  #Grupo Comercial Chedraui S.A. de C.V.                               1,635,891      5,025,431
   Grupo Elektra S.A.B. de C.V.                                           89,518      2,562,838
  *Grupo Famsa S.A.B. de C.V. Class A                                  3,160,815      4,324,671
  #Grupo Financiero Banorte S.A.B. de C.V.                            23,649,283    157,068,369
  #Grupo Financiero Inbursa S.A.B. de C.V.                            18,352,790     47,008,618
   Grupo Financiero Interacciones S.A. de C.V.                            35,820        216,299
  #Grupo Financiero Santander Mexico S.A.B. de C.V. Class B            2,138,043      5,107,018
   Grupo Financiero Santander Mexico S.A.B. de C.V. Class B ADR        1,544,753     18,382,561
   Grupo Gigante S.A.B. de C.V. Series *                                 471,076      1,185,544
   Grupo Industrial Maseca S.A.B. de C.V. Class B                      2,756,800      4,296,585
   Grupo Industrial Saltillo S.A.B. de C.V.                            1,342,969      2,874,253
   Grupo KUO S.A.B. de C.V. Series B                                   2,065,160      4,132,609
  #Grupo Mexico S.A.B. de C.V. Series B                               19,828,632     59,715,893
  *Grupo Pochteca S.A.B. de C.V.                                          16,900         21,056
   Grupo Posadas S.A.B. de C.V.                                          355,600        659,135
  *Grupo Qumma S.A. de C.V. Series B                                       5,301             --
  *Grupo Simec S.A.B. de C.V. Series B                                 1,979,526      7,454,950
 #*Grupo Simec S.A.B. de C.V. Sponsored ADR                               19,072        221,998
  *Grupo Sports World S.A.B. de C.V.                                      51,395         79,355
   Industrias Bachoco S.A.B. de C.V. ADR                                   7,664        337,982
  #Industrias Bachoco S.A.B. de C.V. Series B                            981,113      3,599,658
 #*Industrias CH S.A.B. de C.V. Series B                               3,336,823     17,700,829
  *Inmuebles Carso S.A.B. de C.V.                                     10,258,893     10,695,863
   Medica Sur S.A.B. de C.V. Series B                                      1,000          3,401
   Megacable Holdings S.A.B. de C.V.                                     155,331        614,188
   Mexichem S.A.B. de C.V.                                               752,961      2,805,744
  *Minera Frisco S.A.B. de C.V.                                        8,444,229     15,439,105
 #*OHL Mexico S.A.B. de C.V.                                           7,075,430     18,820,582
  #Organizacion Cultiba S.A.B. de C.V.                                    16,708         27,611
 #*Organizacion Soriana S.A.B. de C.V. Class B                        15,016,976     43,514,824
   Qualitas Controladora S.A.B. de C.V.                                2,009,619      5,844,796
  *Savia SA Class A                                                    3,457,285             --
  #TV Azteca S.A.B. de C.V.                                            8,005,859      4,375,371
 #*Urbi Desarrollos Urbanos S.A.B. de C.V.                             9,102,158          3,641
  *Vitro S.A.B. de C.V. Series A                                       1,544,127      4,092,021
                                                                                 --------------
TOTAL MEXICO                                                                      1,338,973,745
                                                                                 --------------
PHILIPPINES -- (1.0%)
   A Soriano Corp.                                                    20,194,300      3,186,759
   Alliance Global Group, Inc.                                        24,479,406     17,144,432
   Alsons Consolidated Resources, Inc.                                17,757,000        698,203
   Atlas Consolidated Mining & Development                             3,316,800      1,105,223
   BDO Unibank, Inc.                                                  11,046,335     21,922,813
   Cebu Air, Inc.                                                        430,760        507,328
   Cebu Holdings, Inc.                                                 5,500,050        630,601
   Century Properties Group, Inc.                                     13,717,000        457,000
   China Banking Corp.                                                   404,176        499,965
  *East West Banking Corp.                                                40,700         27,887
  *Empire East Land Holdings, Inc.                                    49,079,000      1,102,408
  *Export & Industry Bank, Inc. Class A                                   14,950             --

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares      Value++
                                                                      ----------- ------------
PHILIPPINES -- (Continued)
   Filinvest Development Corp.                                            142,800 $     15,900
   Filinvest Land, Inc.                                               194,080,031    6,944,408
   First Philippine Holdings Corp.                                      4,465,530    7,112,526
  *Fwbc Holdings, Inc.                                                  5,471,786           --
  *Global-Estate Resorts, Inc.                                         14,180,000      628,225
   JG Summit Holdings, Inc.                                             4,364,700    4,954,839
   Lopez Holdings Corp.                                                29,502,300    3,018,485
   LT Group, Inc.                                                       2,497,600    1,029,115
   Macroasia Corp.                                                        395,000       18,775
   Megaworld Corp.                                                    201,002,600   21,045,053
   Metropolitan Bank & Trust Co.                                       11,267,992   21,459,910
  *Mondragon International Philippines, Inc.                            2,464,000           --
   Petron Corp.                                                         2,714,500      749,222
  *Philippine National Bank                                             4,995,673    9,782,589
  *Philippine National Construction Corp.                                 398,900        8,223
   Philippine Savings Bank                                              1,232,313    3,788,690
   Philippine Townships, Inc.                                             226,200        1,466
   Philtown Properties, Inc.                                                6,701           43
   Phinma Corp.                                                         2,051,098      512,010
   Rizal Commercial Banking Corp.                                       4,764,548    5,134,831
   Robinsons Land Corp.                                                29,013,450   14,559,632
   San Miguel Corp.                                                     6,273,866   11,760,386
   San Miguel Pure Foods Co., Inc.                                         38,100      200,948
   Security Bank Corp.                                                  1,536,814    4,141,106
   Shang Properties, Inc.                                                 614,285       43,125
   SM Prime Holdings, Inc.                                              6,703,531    2,460,886
  *Top Frontier Investment Holdings, Inc.                                 628,532    1,319,294
   Trans-Asia Oil & Energy Development Corp.                           16,362,000      858,198
   Union Bank Of Philippines, Inc.                                      2,670,714    7,627,303
   Universal Robina Corp.                                               8,248,305   27,085,471
   Vista Land & Lifescapes, Inc.                                       56,759,968    7,687,772
                                                                                  ------------
TOTAL PHILIPPINES                                                                  211,231,050
                                                                                  ------------
POLAND -- (1.9%)
   ABC Data SA                                                              8,429       10,990
  *Agora SA                                                               728,442    2,503,592
  *AmRest Holdings SE                                                         399       10,785
   Asseco Poland SA                                                     1,296,929   19,311,682
  *Bank Millennium SA                                                   5,978,035   17,562,133
 #*Bioton SA                                                              123,074      278,524
  *Ciech SA                                                               533,502    5,715,805
   ComArch SA                                                               2,787       80,519
   Dom Development SA                                                      36,645      562,231
   Enea SA                                                              1,758,128    8,901,550
   Firma Oponiarska Debica SA                                             102,634    3,069,323
   Getin Holding SA                                                     3,330,476    3,511,000
 #*Getin Noble Bank SA                                                  4,404,668    5,361,055
   Grupa Azoty SA                                                         110,107    2,183,715
   Grupa Kety SA                                                          117,729    8,479,974
  *Grupa Lotos SA                                                       1,265,116   16,314,513
  *Hawe SA                                                                245,277      238,723
  *Impexmetal SA                                                        5,780,595    4,934,152

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares     Value++
                                                                      ---------- ------------
POLAND -- (Continued)
  #Jastrzebska Spolka Weglowa SA                                         202,495 $  2,787,846
  *Kernel Holding SA                                                     110,769    1,029,463
  *KGHM Polska Miedz SA                                                  845,949   30,630,051
   Kopex SA                                                              555,501    2,379,708
  *LC Corp. SA                                                         1,774,081    1,138,372
   Lentex SA                                                              12,729       35,283
   Lubelski Wegiel Bogdanka SA                                               531       21,736
  *MCI Management SA                                                     115,725      340,985
  *Netia SA                                                            3,955,309    7,072,992
   Orbis SA                                                              538,910    6,978,537
   Pelion SA                                                              10,134      257,904
   PGE SA                                                             14,358,931   99,777,343
  *Polimex-Mostostal SA                                               10,112,907      301,525
  *Polnord SA                                                             78,590      235,363
  *Polski Koncern Miesny Duda SA                                       1,273,793      269,494
  #Polski Koncern Naftowy Orlen SA                                     6,279,050   94,021,799
  *Rafako SA                                                              60,222      107,941
  *Rawlplug SA                                                           110,853      424,819
  *Rovese SA                                                           1,128,715      522,831
  *Sygnity SA                                                            194,766    1,106,812
  #Synthos SA                                                          5,306,168    8,363,162
   Tauron Polska Energia SA                                           15,331,549   27,160,244
  *Trakcja SA                                                          3,539,059    1,524,085
  *Vistula Group SA                                                      120,520       66,575
                                                                                 ------------
TOTAL POLAND                                                                      385,585,136
                                                                                 ------------
RUSSIA -- (3.6%)
  *AFI Development P.L.C. GDR                                             59,582       44,027
   Gazprom OAO Sponsored ADR                                          93,269,773  674,054,680
   Lukoil OAO Sponsored ADR                                              689,605   36,507,290
  *Magnitogorsk Iron & Steel Works GDR                                 1,929,398    4,072,128
 #*Mechel Sponsored ADR                                                  456,334      921,795
   RusHydro JSC ADR                                                    8,655,901   13,468,547
   VTB Bank OJSC GDR                                                   1,933,866    4,113,847
                                                                                 ------------
TOTAL RUSSIA                                                                      733,182,314
                                                                                 ------------
SOUTH AFRICA -- (7.4%)
   Adcorp Holdings, Ltd.                                                 545,445    1,658,848
   Aeci, Ltd.                                                          1,152,215   12,869,340
  #African Bank Investments, Ltd.                                      8,358,950    9,912,145
   African Rainbow Minerals, Ltd.                                      1,966,875   37,034,529
   Allied Electronics Corp., Ltd.                                        563,821    1,304,019
  *Anglo American Platinum, Ltd.                                          88,247    4,201,884
  *AngloGold Ashanti, Ltd.                                               943,140   17,049,264
  *AngloGold Ashanti, Ltd. Sponsored ADR                               4,066,826   73,609,551
  *ArcelorMittal South Africa, Ltd.                                    2,285,018    8,042,032
   Argent Industrial, Ltd.                                               771,939      359,656
   Astral Foods, Ltd.                                                      1,581       14,357
  *Aveng, Ltd.                                                         7,722,693   16,593,039
   Barclays Africa Group, Ltd.                                         6,214,975   91,043,580
  #Barloworld, Ltd.                                                    4,167,854   45,467,902
   Basil Read Holdings, Ltd.                                             570,445      501,085

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares     Value++
                                                                      ---------- -----------
SOUTH AFRICA -- (Continued)
   Bell Equipment, Ltd.                                                  416,814 $   691,281
   Blue Label Telecoms, Ltd.                                           4,343,589   3,763,995
  *Brait SE                                                            1,689,395   9,103,533
   Business Connexion Group, Ltd.                                      1,823,337     979,493
   Caxton and CTP Publishers and Printers, Ltd.                        3,267,876   4,961,116
  #Clover Industries, Ltd.                                               342,753     632,317
  *Consolidated Infrastructure Group, Ltd.                                67,591     184,181
  *Corpgro, Ltd.                                                         579,166          --
   Datacentrix Holdings, Ltd.                                            188,927      75,500
   DataTec, Ltd.                                                       3,095,790  15,557,994
   Distell Group, Ltd.                                                   311,947   3,707,964
   Distribution and Warehousing Network, Ltd.                            250,120     242,491
   DRDGOLD, Ltd.                                                       6,207,591   1,976,687
  #DRDGOLD, Ltd. Sponsored ADR                                             9,454      30,442
   Eqstra Holdings, Ltd.                                               2,357,803   1,636,909
  *Evraz Highveld Steel and Vanadium, Ltd.                               148,283     128,825
  #Exxaro Resources, Ltd.                                                847,004  11,560,796
   Gold Fields, Ltd.                                                   1,768,273   7,505,103
   Gold Fields, Ltd. Sponsored ADR                                    11,900,608  50,339,572
   Grand Parade Investments, Ltd.                                          5,685       2,919
   Grindrod, Ltd.                                                      7,243,099  17,151,988
   Group Five, Ltd.                                                      990,775   4,075,356
  *Harmony Gold Mining Co., Ltd.                                       2,952,483   9,703,260
  *Harmony Gold Mining Co., Ltd. Sponsored ADR                         3,137,089  10,321,023
   Hudaco Industries, Ltd.                                                 7,738      77,138
  *Hulamin, Ltd.                                                       1,508,425   1,047,158
   Iliad Africa, Ltd.                                                    179,921     109,610
   Illovo Sugar, Ltd.                                                    213,834     589,658
   Impala Platinum Holdings, Ltd.                                      5,593,838  63,060,916
   Investec, Ltd.                                                      4,667,299  41,078,874
  *JCI, Ltd.                                                          10,677,339          --
  #JD Group, Ltd.                                                      2,283,573   5,966,810
   KAP Industrial Holdings, Ltd.                                          50,812      19,804
  #Lewis Group, Ltd.                                                   1,851,877  10,993,079
   Liberty Holdings, Ltd.                                              1,514,284  18,163,991
   Mediclinic International, Ltd.                                        850,095   5,946,274
  *Merafe Resources, Ltd.                                             21,718,286   2,291,942
   Metair Investments, Ltd.                                              869,105   3,512,928
   MMI Holdings, Ltd.                                                 18,652,591  46,895,771
   Mondi, Ltd.                                                         1,730,577  28,816,887
   Mpact, Ltd.                                                         2,115,404   5,593,867
  *Murray & Roberts Holdings, Ltd.                                     3,982,145   9,324,714
   Mustek, Ltd.                                                           48,438      31,878
  #Nedbank Group, Ltd.                                                 3,855,686  82,653,953
  *Northam Platinum, Ltd.                                              3,476,928  13,572,099
   Omnia Holdings, Ltd.                                                  390,976   8,405,681
   Peregrine Holdings, Ltd.                                            1,522,645   2,794,891
   Petmin, Ltd.                                                        1,374,464     355,002
   PSG Group, Ltd.                                                       590,113   5,844,810
   Raubex Group, Ltd.                                                  1,163,111   2,404,272
  *RCL Foods, Ltd.                                                        26,214      38,373
  *Royal Bafokeng Platinum, Ltd.                                         201,666   1,303,603

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares      Value++
                                                                      ---------- --------------
SOUTH AFRICA -- (Continued)
   Sanlam, Ltd.                                                       23,829,161 $  127,656,171
  *Sappi, Ltd.                                                         8,738,064     27,699,043
  *Sappi, Ltd. Sponsored ADR                                             695,410      2,183,587
   Sasol, Ltd. Sponsored ADR                                             640,884     35,511,382
   Sibanye Gold, Ltd.                                                    590,193      1,524,487
   Sibanye Gold, Ltd. Sponsored ADR                                    2,965,465     30,633,253
   Standard Bank Group, Ltd.                                          20,138,333    264,596,500
  *Stefanutti Stocks Holdings, Ltd.                                      526,548        435,067
  #Steinhoff International Holdings, Ltd.                             23,854,878    123,958,079
  *Super Group, Ltd.                                                   3,165,019      8,527,894
 #*Telkom SA SOC, Ltd.                                                 4,460,104     15,958,773
   Times Media Group, Ltd.                                               253,556        508,845
   Tongaat Hulett, Ltd.                                                  670,959      7,977,089
   Trencor, Ltd.                                                       1,227,129      8,697,028
   Value Group, Ltd.                                                     976,777        496,932
   Wilson Bayly Holmes-Ovcon, Ltd.                                         3,333         43,101
   Zeder Investments, Ltd.                                             2,397,541        998,309
                                                                                 --------------
TOTAL SOUTH AFRICA                                                                1,492,293,499
                                                                                 --------------
SOUTH KOREA -- (14.3%)
  #Aekyung Petrochemical Co., Ltd.                                        18,254      1,208,932
   AK Holdings, Inc.                                                      28,410      1,467,661
   AMOREPACIFIC Group                                                      5,052      2,613,695
  *Amotech Co., Ltd.                                                       3,050         40,634
  #Asia Cement Co., Ltd.                                                  25,169      2,686,942
   ASIA Holdings Co., Ltd,                                                12,156      1,708,242
  #Asia Paper Manufacturing Co., Ltd.                                     41,070        761,772
   AtlasBX Co., Ltd.                                                       1,295         52,640
 #*AUK Corp.                                                             617,090      1,358,212
   Bookook Securities Co., Ltd.                                           28,655        341,672
   Boryung Pharmaceutical Co., Ltd.                                       24,346        907,839
  #BS Financial Group, Inc.                                            1,679,881     25,720,657
   BYC Co., Ltd.                                                             810        183,522
  #Byucksan Corp.                                                        156,140        472,514
 #*Capro Corp.                                                            79,730        359,339
 #*Celltrion Pharm, Inc.                                                   7,951         92,526
 #*China Great Star International, Ltd.                                  425,611      1,294,742
 #*China Ocean Resources Co., Ltd.                                       808,940      1,865,817
   Chokwang Paint, Ltd.                                                    1,920         18,056
  #Chosun Refractories Co., Ltd.                                           9,371        862,201
   CJ Corp.                                                              199,265     24,133,521
  *CJ E&M Corp.                                                           94,562      4,617,297
 #*CJ Korea Express Co., Ltd.                                             99,247     10,488,987
   CKD Bio Corp.                                                          20,570        295,943
 #*Cosmochemical Co., Ltd.                                               140,210        959,285
  #Dae Dong Industrial Co., Ltd.                                         145,130      1,305,269
   Dae Han Flour Mills Co., Ltd.                                          14,607      2,093,819
   Dae Won Kang Up Co., Ltd.                                             245,096      1,567,480
 #*Dae Young Packaging Co., Ltd.                                       1,121,470        853,169
  #Dae-Il Corp.                                                           66,990        291,777
 #*Daechang Co., Ltd.                                                    866,590        794,720
   Daeduck Electronics Co.                                                24,050        177,641

Dimensional Emerging Markets Value Fund
continued

                                                                       Shares     Value++
                                                                      --------- -----------
SOUTH KOREA -- (Continued)
   Daeduck GDS Co., Ltd.                                                281,480 $ 4,662,986
  #Daegu Department Store                                               122,031   2,770,418
  #Daehan Steel Co., Ltd.                                               183,220   1,226,054
   Daekyo Co., Ltd.                                                     521,770   3,362,125
  #Daelim Industrial Co., Ltd.                                          421,284  34,375,897
   Daelim Trading Co., Ltd.                                               8,734      34,630
  #Daesang Holdings Co., Ltd.                                           144,526   1,784,313
  #Daesung Holdings Co., Ltd.                                            41,070     418,335
   Daewon San Up Co., Ltd.                                               19,432     174,883
 #*Daewoo Engineering & Construction Co., Ltd.                        1,174,710   9,745,016
 #*Daewoo Securities Co., Ltd.                                        2,587,642  21,260,364
  #Daewoo Shipbuilding & Marine Engineering Co., Ltd.                   647,122  18,781,269
   Daewoong Co., Ltd.                                                     5,078     192,059
  *Dahaam E-Tec Co., Ltd.                                                 3,535      11,546
  #Daishin Securities Co., Ltd.                                         638,515   5,778,013
  #Daou Data Corp.                                                      138,807     752,502
   Daou Technology, Inc.                                                346,698   4,848,461
 #*Dasan Networks, Inc.                                                 167,429   1,004,850
  #DGB Financial Group, Inc.                                          1,368,572  20,762,093
 #*Digitech Systems Co., Ltd.                                            10,779      22,115
   Dong Ah Tire & Rubber Co., Ltd.                                       81,994   1,523,045
 #*Dong Yang Gang Chul Co., Ltd.                                        291,430     649,053
   Dong-Ah Geological Engineering Co., Ltd.                              45,500     373,399
   Dong-Il Corp.                                                         18,630   1,354,690
   Dongbang Agro Co.                                                      5,640      34,518
  #Dongbang Transport Logistics Co., Ltd.                               244,640     561,105
  *Dongbu CNI Co., Ltd.                                                  16,040      68,021
 #*Dongbu Corp.                                                          53,090     131,309
 #*Dongbu HiTek Co., Ltd.                                               368,964   2,490,435
   Dongbu Securities Co., Ltd.                                          351,526   1,261,495
 #*Dongbu Steel Co., Ltd.                                               385,814   1,162,456
  #Dongil Industries Co., Ltd.                                           18,961     949,325
 #*Dongkook Industrial Co., Ltd.                                        248,640     772,283
  #Dongkuk Steel Mill Co., Ltd.                                         708,269   6,813,118
  #DONGKUK STRUCTURES & CONSTRUCTION Co., Ltd.                          114,484     618,802
  #Dongsung Holdings Co., Ltd.                                          195,870   1,107,531
  #Dongwha Pharm Co., Ltd.                                              261,900   1,524,923
   Dongwon F&B Co., Ltd.                                                 18,471   3,604,511
  *Dongwon Systems Corp.                                                  3,175      29,771
   Dongyang E&P, Inc.                                                     8,224     159,117
   Dongyang Mechatronics Corp.                                           66,640     642,876
  #Doosan Corp.                                                         109,796  14,152,416
 #*Doosan Engine Co., Ltd.                                              112,890     949,732
 #*Doosan Engineering & Construction Co., Ltd.                           36,428     528,522
  #Doosan Heavy Industries & Construction Co., Ltd.                     181,600   6,138,297
  *Doosan Infracore Co., Ltd.                                           483,210   5,843,031
   DRB Holding Co., Ltd.                                                268,611   2,818,862
   E-Mart Co., Ltd.                                                      41,501   9,489,878
  #Eagon Industries Co., Ltd.                                            13,300     228,427
   Eugene Corp.                                                         214,298     792,854
  *Eugene Investment & Securities Co., Ltd.                             763,229   1,941,951
   EVERDIGM Corp.                                                         1,702      13,365

Dimensional Emerging Markets Value Fund
continued

                                                                       Shares     Value++
                                                                      --------- ------------
SOUTH KOREA -- (Continued)
   Fursys, Inc.                                                          31,503 $    875,929
  #Gaon Cable Co., Ltd.                                                  20,207      597,149
   Global & Yuasa Battery Co., Ltd.                                      34,827    1,672,403
  *GNCO Co., Ltd.                                                        56,982       72,974
  #Green Cross Holdings Corp.                                            50,710      698,239
 #*GS Engineering & Construction Corp.                                  515,821   18,199,322
   GS Global Corp.                                                        5,870       54,796
  #GS Holdings                                                          750,939   35,041,839
   Gwangju Shinsegae Co., Ltd.                                            5,985    1,378,192
 #*Halla Corp.                                                          247,941    1,739,043
   Hana Financial Group, Inc.                                         3,815,029  134,617,332
  *Hana Micron, Inc.                                                      3,300       19,305
   Handok Pharmaceuticals Co., Ltd.                                      12,706      269,778
  #Handsome Co., Ltd.                                                   214,790    5,438,120
  #Hanil Cement Co., Ltd.                                                52,145    6,021,127
   Hanil E-Hwa Co., Ltd.                                                  2,460       50,333
 #*Hanjin Heavy Industries & Construction Co., Ltd.                     677,791    8,006,038
  #Hanjin Heavy Industries & Construction Holdings Co., Ltd.            181,040    1,841,633
  *Hanjin Kal Corp.                                                       2,711       58,206
 #*Hanjin Shipping Co., Ltd.                                          1,206,540    7,073,833
  *Hanjin Shipping Holdings Co., Ltd.                                   159,594    1,036,823
   Hanjin Transportation Co., Ltd.                                      140,220    3,447,596
  *Hankuk Glass Industries, Inc.                                         23,020      451,652
   Hankuk Paper Manufacturing Co., Ltd.                                  32,780      807,902
 #*Hanmi Science Co., Ltd.                                               11,791      170,057
   Hanmi Semiconductor Co., Ltd.                                          2,870       41,487
 #*Hansol HomeDeco Co., Ltd.                                            321,490      730,362
   Hansol Paper Co.                                                     647,244    7,128,869
  #Hanwha Chemical Corp.                                              1,171,955   20,768,971
  #Hanwha Corp.                                                         594,563   17,330,914
 #*Hanwha General Insurance Co., Ltd.                                   189,722      937,304
  *Hanwha Investment & Securities Co., Ltd.                             906,511    3,279,628
  #Hanwha Life Insurance Co., Ltd.                                    1,528,455    9,962,067
   Hanwha Timeworld Co., Ltd.                                            12,290      381,605
   Hanyang Eng Co., Ltd.                                                  7,723       51,708
   Hanyang Securities Co., Ltd.                                          90,530      602,989
  #Heung-A Shipping Co., Ltd.                                           775,917    1,027,982
  #Hitejinro Holdings Co., Ltd.                                          99,611    1,261,034
   HMC Investment Securities Co., Ltd.                                  259,785    2,746,455
  #HS R&A Co., Ltd.                                                      37,336      901,031
   Humax Co., Ltd.                                                       72,603      880,318
  #Husteel Co., Ltd.                                                     59,490    1,170,860
   Huvis Corp.                                                           21,080      235,169
  #Hwacheon Machine Tool Co., Ltd.                                       14,227      733,072
   Hyosung Corp.                                                        380,987   27,218,906
 #*Hyundai BNG Steel Co., Ltd.                                          140,250    2,946,028
  #Hyundai Development Co.                                              892,664   25,593,154
  #Hyundai Heavy Industries Co., Ltd.                                   255,734   48,081,597
   Hyundai Hy Communications & Networks Co., Ltd.                       215,230    1,077,145
   Hyundai Livart Co., Ltd.                                              27,580      473,357
  #Hyundai Mipo Dockyard                                                 79,837   10,899,702
  #Hyundai Motor Co.                                                    382,144   85,205,290

Dimensional Emerging Markets Value Fund
continued

                                                                       Shares     Value++
                                                                      --------- ------------
SOUTH KOREA -- (Continued)
 #*Hyundai Securities Co., Ltd.                                       1,779,448 $ 11,997,138
  #Hyundai Steel Co.                                                  1,075,101   70,445,262
 #*Hyunjin Materials Co., Ltd.                                           64,806      355,630
  #Il Dong Pharmaceutical Co., Ltd.                                     133,130    1,725,011
  #Iljin Electric Co., Ltd.                                             285,940    2,331,451
  #Ilshin Spinning Co., Ltd.                                             16,366    2,133,169
  #Ilsung Pharmaceuticals Co., Ltd.                                       9,407      707,711
  #Industrial Bank of Korea                                           2,385,570   29,383,732
  *InnoWireless, Inc.                                                       907       11,859
   Intergis Co., Ltd.                                                    24,590      206,859
   INTOPS Co., Ltd.                                                      66,079    1,550,400
   Inzi Controls Co., Ltd.                                               89,540      496,651
  #INZI Display Co., Ltd.                                               337,768      606,156
 #*IS Dongseo Co., Ltd.                                                 121,855    2,761,957
  #ISU Chemical Co., Ltd.                                               164,530    2,229,694
  #JB Financial Group Co., Ltd.                                         946,863    6,983,717
  #Jeil Pharmaceutical Co.                                               73,180    1,327,801
   JW Pharmaceutical Corp.                                              101,072    1,710,141
   KB Capital Co., Ltd.                                                  93,191    1,854,687
   KB Financial Group, Inc.                                           2,611,033   89,320,287
  #KB Financial Group, Inc. ADR                                       3,171,116  108,864,412
  #KC Tech Co., Ltd.                                                    286,512    2,196,564
  #KCC Corp.                                                             64,340   32,084,781
 #*Keangnam Enterprises, Ltd.                                           131,000      429,972
  *KEC Corp.                                                            124,522      101,379
  #Keyang Electric Machinery Co., Ltd.                                  393,920    1,520,354
  #KG Chemical Corp.                                                     48,373      909,694
   KISCO Corp.                                                           56,021    1,521,680
  #KISCO Holdings Co., Ltd.                                              11,673      520,574
  #Kishin Corp.                                                         109,475      815,691
  #KISWIRE, Ltd.                                                         69,836    2,511,213
   Kolon Corp.                                                           73,455    1,541,017
 #*Kolon Global Corp.                                                   308,890      769,759
  #Kolon Industries, Inc.                                               183,954   12,206,105
   Kook Soon Dang Brewery Co., Ltd.                                       9,161       56,301
   Korea Airport Service Co., Ltd.                                        4,670      115,735
  #Korea Cast Iron Pipe Industries Co., Ltd.                              7,358       27,538
   Korea Circuit Co., Ltd.                                               24,250      301,136
   Korea Electric Terminal Co., Ltd.                                     89,230    3,764,357
  #Korea Export Packaging Industrial Co., Ltd.                            5,290      111,517
  #Korea Flange Co., Ltd.                                                58,810      830,727
  #Korea Investment Holdings Co., Ltd.                                  542,836   19,938,443
   Korea Petrochemical Ind Co., Ltd.                                     45,171    2,728,382
  *Korean Air Lines Co., Ltd.                                            33,795    1,086,657
   Korean Reinsurance Co.                                               200,292    1,979,564
   KPF                                                                   36,644      210,711
   KPX Chemical Co., Ltd.                                                12,852      797,254
  *KTB Investment & Securities Co., Ltd.                                985,680    2,458,898
   Kukdo Chemical Co., Ltd.                                              51,898    2,552,607
  #Kumho Electric Co., Ltd.                                              52,624    1,243,480
  #Kunsul Chemical Industrial Co., Ltd.                                  28,190    1,200,723
 #*Kyeryong Construction Industrial Co., Ltd.                            48,550      657,285

Dimensional Emerging Markets Value Fund
continued

                                                                       Shares     Value++
                                                                      --------- ------------
SOUTH KOREA -- (Continued)
  *Kyobo Securities Co.                                                 268,372 $  1,793,341
   Kyung Dong Navien Co., Ltd.                                            8,090      194,738
  #Kyung-In Synthetic Corp.                                             184,400      930,993
   Kyungbang, Ltd.                                                       10,105    1,303,525
  *LB Semicon, Inc.                                                      59,967      122,016
   LF Corp.                                                              22,180      576,671
   LG Corp.                                                           1,083,610   60,423,876
 #*LG Display Co., Ltd.                                               1,309,420   34,874,698
 #*LG Display Co., Ltd. ADR                                           3,996,524   53,193,734
  #LG Electronics, Inc.                                               1,776,548  118,328,679
   LG Hausys, Ltd.                                                       30,641    5,409,384
   LG International Corp.                                                87,110    2,581,029
   LG Uplus Corp.                                                     3,029,481   29,836,873
   LIG Insurance Co., Ltd.                                               54,200    1,588,850
  #Lotte Chemical Corp.                                                  67,007   10,607,362
   Lotte Chilsung Beverage Co., Ltd.                                      9,880   14,964,395
   Lotte Confectionery Co., Ltd.                                          9,240   15,842,502
  *Lotte Non-Life Insurance Co., Ltd.                                    37,010      136,156
  #Lotte Shopping Co., Ltd.                                             166,351   51,589,632
   LS Corp.                                                              12,139      952,147
   Meritz Financial Group, Inc.                                          23,920      172,065
  #Meritz Securities Co., Ltd.                                        2,576,974    5,667,113
   Mi Chang Oil Industrial Co., Ltd.                                      4,691      325,450
  #Mirae Asset Securities Co., Ltd.                                     414,359   17,024,905
  #MK Electron Co., Ltd.                                                123,903      655,092
  *MNTech Co., Ltd.                                                      23,868      157,313
   Moorim P&P Co., Ltd.                                                 406,838    1,965,820
  #Moorim Paper Co., Ltd.                                               210,130      566,340
   Motonic Corp.                                                        121,010    1,407,202
  #Namhae Chemical Corp.                                                 23,510      221,317
   Namyang Dairy Products Co., Ltd.                                       4,293    3,809,124
   National Plastic Co.                                                 143,890      921,299
 #*NEOWIZ HOLDINGS Corp.                                                 69,796      853,460
  #Nexen Corp.                                                           13,326      994,729
   NH Investment & Securities Co., Ltd.                                 406,621    2,639,760
   NICE Holdings Co., Ltd.                                                2,290       30,978
 #*NK Co., Ltd.                                                         196,310      776,614
  #Nong Shim Holdings Co., Ltd.                                          24,347    2,379,987
  #NongShim Co., Ltd.                                                    40,829   12,153,142
   OCI Materials Co., Ltd.                                                5,913      202,945
 #*Osung LST Co., Ltd.                                                   36,975      149,574
   Ottogi Corp.                                                           4,626    1,835,166
 #*Paik Kwang Industrial Co., Ltd.                                      100,134      249,891
 #*Pan Ocean Co., Ltd.                                                   47,845      159,620
 #*PaperCorea, Inc.                                                     404,380      262,904
  #Poongsan Corp.                                                       397,200    9,802,988
   Poongsan Holdings Corp.                                               49,788    1,503,829
   POSCO                                                                675,780  199,644,504
  #POSCO ADR                                                          1,617,993  119,084,285
  *POSCO Coated & Color Steel Co., Ltd.                                  23,830      411,164
  *Power Logics Co., Ltd.                                                 8,791       38,833
   Pulmuone Co., Ltd.                                                     6,558      597,879

Dimensional Emerging Markets Value Fund
continued

                                                                       Shares     Value++
                                                                      --------- ------------
SOUTH KOREA -- (Continued)
   Pyeong Hwa Automotive Co., Ltd.                                        6,626 $    135,313
  #S&T Dynamics Co., Ltd.                                               380,544    4,405,460
   S&T Holdings Co., Ltd.                                                87,883    1,287,319
  #S&T Motiv Co., Ltd.                                                  124,000    3,349,588
 #*Sajo Industries Co., Ltd.                                             14,636      496,074
   Sam Young Electronics Co., Ltd.                                      159,570    1,775,874
   Sam Yung Trading Co., Ltd.                                            20,784      395,002
  #SAMHWA Paints Industrial Co., Ltd.                                     2,030       30,266
  #Samick Musical Instruments Co., Ltd.                                 932,470    2,576,889
   Samkwang Glass                                                           350       16,592
   Samsung C&T Corp.                                                  1,386,322   87,182,647
   Samsung Life Insurance Co., Ltd.                                      12,500    1,163,379
   Samsung SDI Co., Ltd.                                                422,727   62,075,955
   Samsung Securities Co., Ltd.                                          52,330    1,999,791
  #Samyang Genex Co., Ltd.                                               11,337    1,230,730
   Samyang Holdings Corp.                                                86,744    6,049,419
   Samyang Tongsang Co., Ltd.                                             8,060      261,731
 #*Samyoung Chemical Co., Ltd.                                          269,270      596,757
   SAVEZONE I&C Corp.                                                    30,450      183,071
   Seah Besteel Corp.                                                   168,664    4,556,515
   SeAH Holdings Corp.                                                   13,089    1,378,021
   SeAH Steel Corp.                                                      32,058    3,820,207
  #Sebang Co., Ltd.                                                     137,830    2,388,310
   Sejong Industrial Co., Ltd.                                          102,930    1,729,376
  #Sempio Foods Co.                                                       3,110       79,373
 #*Seohee Construction Co., Ltd.                                      1,753,286    1,026,087
 #*Seowon Co., Ltd.                                                      86,070      130,980
  *Sewon Cellontech Co., Ltd.                                            23,560       64,163
 #*SG Corp.                                                           1,945,560    1,156,126
  #Shin Poong Pharmaceutical Co., Ltd.                                  125,325      555,807
   Shinhan Financial Group Co., Ltd.                                  5,061,519  220,927,148
  #Shinhan Financial Group Co., Ltd. ADR                              1,626,158   70,900,488
  #Shinsegae Co., Ltd.                                                   44,194    9,594,942
   Shinsegae Information & Communication Co., Ltd.                        5,726      422,737
 #*Shinsung Solar Energy Co., Ltd.                                      765,627    1,102,274
 #*Shinsung Tongsang Co., Ltd.                                        1,106,860    1,374,095
   Shinyoung Securities Co., Ltd.                                        35,820    1,404,332
  *Signetics Corp.                                                      104,802      212,592
  #Silla Co., Ltd.                                                       64,953    1,562,395
 #*Simm Tech Co., Ltd.                                                   10,189       58,922
   SIMPAC, Inc.                                                           2,110       14,920
   Sindoh Co., Ltd.                                                      43,098    2,828,881
   SJM Co., Ltd.                                                          9,114       92,325
  #SK Chemicals Co., Ltd.                                               135,013    7,874,308
   SK Gas, Ltd.                                                          47,686    4,381,327
   SK Holdings Co., Ltd.                                                513,323   91,053,325
   SK Innovation Co., Ltd.                                              845,193   96,824,762
  *SK Networks Co., Ltd.                                              2,219,296   20,461,091
 #*SK Securities Co., Ltd.                                            3,931,860    2,817,334
  #SKC Co., Ltd.                                                         57,390    1,902,956
   SL Corp.                                                             140,660    2,425,837
  #Songwon Industrial Co., Ltd.                                         166,480    1,638,894

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares      Value++
                                                                      ---------- --------------
SOUTH KOREA -- (Continued)
  *Ssangyong Cement Industrial Co., Ltd.                                 289,296 $    2,647,099
 #*STS Semiconductor & Telecommunications                                 63,568        145,329
 #*STX Engine Co., Ltd.                                                  293,680        997,597
   Suheung Co., Ltd.                                                       3,330        123,531
   Sun Kwang Co., Ltd.                                                    20,098        356,442
 #*Sungchang Enterprise Holdings, Ltd.                                    16,000        316,734
 #*Sungshin Cement Co., Ltd.                                             119,420      1,320,935
   Sungwoo Hitech Co., Ltd.                                              117,891      1,904,291
  #Tae Kyung Industrial Co., Ltd.                                        116,020        575,653
   Taekwang Industrial Co., Ltd.                                           4,337      5,588,636
 #*Taewoong Co., Ltd.                                                     70,311      1,699,606
  *Taeyoung Engineering & Construction Co., Ltd.                         564,040      3,529,381
  #Tailim Packaging Industrial Co., Ltd.                                 374,220        724,165
   TCC Steel                                                              51,210        182,635
 #*TK Chemical Corp.                                                     329,048        723,214
  *Tong Kook Corp.                                                           607             --
  #Tong Yang Moolsan Co., Ltd.                                            72,180        691,911
   Tongyang Life Insurance                                                95,710        931,733
  #TONGYANG Securities, Inc.                                             918,859      2,047,702
  *Top Engineering Co., Ltd.                                              49,113        212,835
  #TS Corp.                                                               65,206      1,991,954
   Uju Electronics Co., Ltd.                                               4,583         81,407
  #Unid Co., Ltd.                                                         46,751      3,014,139
   Union Steel                                                            38,477        524,817
 #*WillBes & Co. (The)                                                   538,070        600,362
   Wiscom Co., Ltd.                                                       32,980        166,364
 #*Woongjin Energy Co., Ltd.                                             751,750      1,701,054
 #*Woongjin Thinkbig Co., Ltd.                                           175,710      1,371,398
   Wooree ETI Co., Ltd.                                                   83,194        227,539
 #*Woori Finance Holdings Co., Ltd.                                    4,510,507     49,480,262
 #*Woori Finance Holdings Co., Ltd. ADR                                    8,505        280,708
   Woori Investment & Securities Co., Ltd.                             2,434,303     20,617,035
  #WooSung Feed Co., Ltd.                                                284,940        838,734
   YESCO Co., Ltd.                                                        30,550      1,120,447
  #Yoosung Enterprise Co., Ltd.                                           81,335        382,604
   YooSung T&S Co., Ltd.                                                  27,033         40,026
   Youlchon Chemical Co., Ltd.                                           159,540      2,182,433
  #Young Poong Corp.                                                       4,659      5,366,021
  *Young Poong Mining & Construction Corp.                                18,030             --
  #Young Poong Precision Corp.                                            52,185        491,148
   Youngone Holdings Co., Ltd.                                            24,409      1,739,942
   YuHwa Securities Co., Ltd.                                             28,680        336,117
  *Zinus, Inc.                                                             1,866             --
                                                                                 --------------
TOTAL SOUTH KOREA                                                                 2,868,956,558
                                                                                 --------------
TAIWAN -- (14.0%)
  #Ability Enterprise Co., Ltd.                                        2,645,000      1,669,053
   AcBel Polytech, Inc.                                                1,501,219      1,972,583
   Accton Technology Corp.                                             8,825,156      5,255,845
 #*Acer, Inc.                                                         44,581,364     27,568,960
   ACES Electronic Co., Ltd.                                             598,000        691,166
  #ACHEM Technology Corp.                                              3,146,318      2,277,732

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares     Value++
                                                                      ---------- -----------
TAIWAN -- (Continued)
  *Action Electronics Co., Ltd.                                        3,511,084 $   700,752
  *Advanced Connectek, Inc.                                              602,000     253,683
   Advanced International Multitech Co., Ltd.                            194,000     198,721
 #*Advanced Wireless Semiconductor Co.                                   555,000     379,848
 #*AGV Products Corp.                                                  7,871,701   2,481,747
  #AimCore Technology Co., Ltd.                                          682,797     745,153
  #Alcor Micro Corp.                                                     481,000     655,781
  #Allis Electric Co., Ltd.                                            1,471,000     464,639
   Alpha Networks, Inc.                                                5,949,237   4,719,618
  #Altek Corp.                                                         6,185,808   6,246,753
  #Ambassador Hotel (The)                                                965,000     890,420
  #AMPOC Far-East Co., Ltd.                                            1,772,000   1,500,922
   AmTRAN Technology Co., Ltd.                                        12,283,956   8,506,702
  #APCB, Inc.                                                          2,454,000   1,682,366
  #Arcadyan Technology Corp.                                           1,217,931   1,911,988
   Ardentec Corp.                                                      2,182,280   1,854,716
  *Arima Communications Corp.                                            251,566     148,466
  #Asia Cement Corp.                                                  25,637,049  33,727,979
 #*Asia Optical Co., Inc.                                              4,048,290   4,040,631
  #Asia Polymer Corp.                                                  4,449,478   3,450,175
  #Asia Vital Components Co., Ltd.                                     4,933,984   3,156,827
   Asustek Computer, Inc.                                                730,000   7,547,493
 #*AU Optronics Corp.                                                 53,434,812  20,314,124
 #*AU Optronics Corp. Sponsored ADR                                    9,342,184  35,126,612
  #Audix Corp.                                                         1,814,164   1,752,056
  #Avermedia Technologies                                              3,229,000   1,331,786
 #*Avision, Inc.                                                       2,782,555     942,849
   AVY Precision Technology, Inc.                                        252,000     381,755
   Bank of Kaohsiung                                                   6,588,900   2,076,113
   Basso Industry Corp.                                                  373,000     463,481
   BES Engineering Corp.                                              25,693,443   6,749,288
  #Biostar Microtech International Corp.                               2,799,055   1,141,321
  *Bright Led Electronics Corp.                                        1,725,000     900,277
  #C Sun Manufacturing, Ltd.                                           2,535,837   2,420,493
  #Cameo Communications, Inc.                                          3,060,197     907,956
   Capital Securities Corp.                                           25,294,447   8,675,824
   Career Technology MFG. Co., Ltd.                                    2,199,000   3,104,777
  #Carnival Industrial Corp.                                           6,172,000   1,649,886
  #Cathay Chemical Works                                                 959,000     531,908
   Cathay Real Estate Development Co., Ltd.                           14,314,421   8,306,363
  #Celxpert Energy Corp.                                                 262,000     141,630
   Central Reinsurance Co., Ltd.                                       2,562,016   1,369,896
  #ChainQui Construction Development Co., Ltd.                         1,547,173   1,298,177
  *Champion Building Materials Co., Ltd.                               6,381,828   2,263,681
  *Chang Ho Fibre Corp.                                                   50,000      17,068
   Chang Hwa Commercial Bank                                          86,151,711  50,086,975
  #Channel Well Technology Co., Ltd.                                   1,234,000     659,741
  #Charoen Pokphand Enterprise                                         3,055,000   2,700,766
  #Chen Full International Co., Ltd.                                   1,262,000   1,285,347
   Cheng Loong Corp.                                                  13,870,659   6,022,785
   Cheng Uei Precision Industry Co., Ltd.                              5,391,635  10,852,481
  #Chia Chang Co., Ltd.                                                1,158,000   1,374,262

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares      Value++
                                                                      ----------- -----------
TAIWAN -- (Continued)
  *Chia Hsin Cement Corp.                                               7,583,191 $ 3,980,534
   Chien Kuo Construction Co., Ltd.                                     4,979,247   2,254,083
  *Chien Shing Stainless Steel Co., Ltd.                                1,034,000     143,037
  #Chilisin Electronics Corp.                                           1,683,836   1,293,932
   Chin-Poon Industrial Co., Ltd.                                       6,084,815  11,421,237
  *China Airlines, Ltd.                                                46,049,353  15,412,072
   China Chemical & Pharmaceutical Co., Ltd.                            4,203,264   3,101,651
   China Development Financial Holding Corp.                          200,440,960  57,488,244
   China Electric Manufacturing Corp.                                   4,084,200   1,720,072
  #China General Plastics Corp.                                         6,569,260   3,321,569
  #China Glaze Co., Ltd.                                                2,312,363   1,181,151
   China Life Insurance Co., Ltd.                                      13,412,780  11,750,620
 #*China Man-Made Fiber Corp.                                          21,204,813   7,176,990
   China Metal Products                                                 3,572,362   4,120,626
  #China Motor Corp.                                                   11,464,749  10,384,436
  #China Petrochemical Development Corp.                               33,049,397  13,031,049
  #China Steel Corp.                                                    2,686,000   2,257,075
   China Steel Structure Co., Ltd.                                      1,435,219   1,582,921
   China Synthetic Rubber Corp.                                         8,076,711   7,731,258
  *China United Trust & Investment Corp.                                  493,999          --
 #*China Wire & Cable Co., Ltd.                                         2,900,000   1,143,942
  #Chinese Maritime Transport, Ltd.                                     1,529,000   1,801,943
 #*Chun YU Works & Co., Ltd.                                            3,012,000   1,270,254
   Chun Yuan Steel                                                      6,454,287   2,705,987
  #Chung Hsin Electric & Machinery Manufacturing Corp.                  6,609,000   4,450,143
  *Chung Hung Steel Corp.                                              12,863,046   3,319,847
 #*Chung Hwa Pulp Corp.                                                 6,904,011   2,064,012
  *Chung Shing Textile Co., Ltd.                                              600          --
  *Chunghwa Picture Tubes, Ltd.                                        55,899,412   3,473,149
 #*CMC Magnetics Corp.                                                 52,168,830   8,044,925
   CoAsia Microelectronics Corp.                                        1,408,350     701,640
   Collins Co., Ltd.                                                    2,467,224     919,718
   Compal Electronics, Inc.                                            73,788,332  52,642,917
   Compeq Manufacturing Co., Ltd.                                      20,781,000  13,626,922
  *Compex International Co., Ltd.                                          46,400          --
  *Concord Securities Corp.                                             1,749,000     451,582
   Continental Holdings Corp.                                           7,293,848   2,768,096
   Coretronic Corp.                                                     8,856,000  10,575,943
  *Cosmos Bank Taiwan                                                     948,872     468,094
   Coxon Precise Industrial Co., Ltd.                                   2,002,000   3,389,267
  #Creative Sensor, Inc.                                                  359,000     301,134
  *Crystalwise Technology, Inc.                                           319,456     321,189
   CSBC Corp. Taiwan                                                    6,053,654   3,674,854
   CTBC Financial Holding Co., Ltd.                                    87,968,355  52,338,491
   CviLux Corp.                                                            22,000      30,294
  #D-Link Corp.                                                        11,107,939   7,278,255
  #DA CIN Construction Co., Ltd.                                        2,401,579   2,235,738
  #Darfon Electronics Corp.                                             6,128,950   4,264,960
  #Delpha Construction Co., Ltd.                                        3,970,016   2,213,522
  *Der Pao Construction Co., Ltd.                                       1,139,000          --
  #DFI, Inc.                                                              387,280     482,899
 #*Dynamic Electronics Co., Ltd.                                        4,558,324   1,711,464

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares      Value++
                                                                      ----------- ------------
TAIWAN -- (Continued)
 #*E Ink Holdings, Inc.                                                10,124,000 $  6,747,439
 #*E-Ton Solar Tech Co., Ltd.                                           4,038,443    2,497,845
   E.Sun Financial Holding Co., Ltd.()                                  6,699,382      721,008
   E.Sun Financial Holding Co., Ltd.(6433912)                          73,544,913   44,484,387
  *Eastern Media International Corp.                                    6,127,597    2,667,873
  #Edimax Technology Co., Ltd.                                          3,202,902    1,547,119
  #Edison Opto Corp.                                                      862,000    1,026,626
   Edom Technology Co., Ltd.                                            1,046,800      647,290
   Elite Material Co., Ltd.                                             3,578,905    3,200,658
   Elite Semiconductor Memory Technology, Inc.                          1,247,000    2,274,021
   Elitegroup Computer Systems Co., Ltd.                                8,410,341    6,233,143
  #ENG Electric Co., Ltd.                                                 781,000      636,332
   EnTie Commercial Bank                                                2,271,232    1,008,396
  *Episil Technologies, Inc.                                            3,317,000    1,293,698
  #Epistar Corp.                                                       12,896,000   28,221,018
   Eternal Chemical Co., Ltd.                                           1,630,000    1,701,956
  *Etron Technology, Inc.                                               2,448,000    1,328,074
  *Eva Airways Corp.                                                   10,051,850    5,098,906
  *Ever Fortune Industrial Co., Ltd.                                      409,000           --
  *Everest Textile Co., Ltd.                                            3,892,002    1,440,703
   Evergreen International Storage & Transport Corp.                    9,778,000    6,001,055
  *Evergreen Marine Corp. Taiwan, Ltd.                                 30,795,998   17,508,379
   Everlight Chemical Industrial Corp.                                  1,754,005    1,610,726
   Everlight Electronics Co., Ltd.                                         60,000      140,603
   Excelsior Medical Co., Ltd.                                          1,410,200    2,633,188
   Far Eastern Department Stores, Ltd.                                  4,997,652    4,655,589
  #Far Eastern International Bank                                      27,471,817    9,648,754
   Far Eastern New Century Corp.                                          596,000      610,694
  *Farglory F T Z Investment Holding Co., Ltd.                            909,000      706,846
   Farglory Land Development Co., Ltd.                                    872,264    1,430,632
  #Federal Corp.                                                        6,978,685    4,985,994
 #*First Copper Technology Co., Ltd.                                    3,629,750    1,270,051
   First Financial Holding Co., Ltd.                                  123,420,215   72,399,652
   First Hotel                                                          1,216,590      771,951
  #First Insurance Co., Ltd.                                            4,017,064    2,504,504
   First Steamship Co., Ltd.                                            5,379,173    3,139,567
   Forhouse Corp.                                                       7,061,635    2,871,086
  #Formosa Advanced Technologies Co., Ltd.                              1,459,000    1,123,039
 #*Formosa Epitaxy, Inc.                                                8,379,000    4,812,799
  #Formosa Oilseed Processing                                           1,111,977      475,608
   Formosa Taffeta Co., Ltd.                                           10,729,511   11,221,082
  #Formosan Rubber Group, Inc.                                          8,194,000    7,673,665
   Formosan Union Chemical                                              2,827,034    1,376,957
   Fortune Electric Co., Ltd.                                             436,000      236,901
  #Founding Construction & Development Co., Ltd.                        3,092,474    1,927,681
   Foxconn Technology Co., Ltd.                                           526,000    1,308,805
  #Foxlink Image Technology Co., Ltd.                                     768,000      568,538
  *Froch Enterprise Co., Ltd.                                           1,933,000      680,112
  #FSP Technology, Inc.                                                 1,986,283    2,133,791
   Fubon Financial Holding Co., Ltd.                                   88,739,471  114,853,842
   Fullerton Technology Co., Ltd.                                       1,753,200    1,581,041
 #*Fulltech Fiber Glass Corp.                                           4,796,690    1,973,361

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares     Value++
                                                                      ---------- -----------
TAIWAN -- (Continued)
  #Fwusow Industry Co., Ltd.                                           2,782,995 $ 1,401,870
   G Shank Enterprise Co., Ltd.                                        2,883,880   2,172,452
  #G Tech Optoelectronics Corp.                                          296,000     338,762
  *Gallant Precision Machining Co., Ltd.                               2,001,000     825,249
  #Gemtek Technology Corp.                                             6,366,962   5,755,160
 #*Genesis Photonics, Inc.                                             2,818,059   1,906,906
  #Genius Electronic Optical Co., Ltd.                                   172,000     591,231
  #Getac Technology Corp.                                              8,342,065   4,446,773
 #*Giantplus Technology Co., Ltd.                                      1,289,100     551,154
  #Giga Solution Tech Co., Ltd.                                          669,000     385,993
  #Gigabyte Technology Co., Ltd.                                       9,308,287  14,538,603
 #*Gigastorage Corp.                                                   4,351,600   5,287,667
 #*Gintech Energy Corp.                                                6,960,942   7,164,619
 #*Global Brands Manufacture, Ltd.                                     5,083,951   1,710,480
  #Global Lighting Technologies, Inc.                                    668,000     795,722
  *Globe Union Industrial Corp.                                        2,671,000   1,765,693
   Gloria Material Technology Corp.                                    5,283,150   4,285,556
  *Gold Circuit Electronics, Ltd.                                      8,144,965   2,235,815
   Goldsun Development & Construction Co., Ltd.                       23,939,261   8,452,103
   Good Will Instrument Co., Ltd.                                        466,380     309,184
  #Grand Pacific Petrochemical                                        17,166,000  10,929,824
   Great China Metal Industry                                            871,000   1,132,070
   Great Wall Enterprise Co., Ltd.                                     4,398,767   4,557,359
 #*Green Energy Technology, Inc.                                       4,571,880   3,803,279
 #*GTM Corp.                                                           2,449,000   1,566,757
  #Hannstar Board Corp.                                                5,082,635   1,838,895
 #*HannStar Display Corp.                                             49,769,000  17,263,384
  *HannsTouch Solution, Inc.                                             194,000      53,189
 #*Harvatek Corp.                                                      3,454,459   2,063,010
  *Helix Technology, Inc.                                                 29,585          --
  #Hey Song Corp.                                                      3,025,500   3,178,130
  *HiTi Digital, Inc.                                                     40,175      25,766
  #Hitron Technology, Inc.                                             3,410,525   2,117,552
  #Ho Tung Chemical Corp.                                             13,367,052   5,964,770
  *Hocheng Corp.                                                       4,501,300   1,516,257
  #Hold-Key Electric Wire & Cable Co., Ltd.                              515,124     162,193
  #Holy Stone Enterprise Co., Ltd.                                     2,793,650   3,770,494
   Hong TAI Electric Industrial                                        3,949,000   1,361,341
  #Horizon Securities Co., Ltd.                                        5,065,000   1,496,279
  #Hsin Kuang Steel Co., Ltd.                                          4,316,124   2,745,629
   Hsing TA Cement Co.                                                 2,071,980     983,388
   HUA ENG Wire & Cable                                                7,674,035   2,975,367
   Hua Nan Financial Holdings Co., Ltd.                               50,911,430  28,681,830
  *Hua Yu Lien Development Co., Ltd.                                       2,799       4,441
  *Hualon Corp.                                                          257,040          --
  #Hung Ching Development & Construction Co., Ltd.                     1,987,468   1,062,108
   Hung Poo Real Estate Development Corp.                              3,576,655   3,202,015
   Hung Sheng Construction, Ltd.                                       8,741,892   5,666,708
   Huxen Corp.                                                           572,281     943,136
  *Hwa Fong Rubber Co., Ltd.                                           1,996,800   1,387,583
  #I-Chiun Precision Industry Co., Ltd.                                3,240,000   2,340,834
  #Ichia Technologies, Inc.                                            6,144,260   7,545,826

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares      Value++
                                                                      ----------- -----------
TAIWAN -- (Continued)
   Infortrend Technology, Inc.                                            852,000 $   534,775
 #*Innolux Corp.                                                      124,406,745  42,976,343
 #*Inotera Memories, Inc.                                              30,424,728  31,251,826
 #*Inpaq Technology Co., Ltd.                                             434,000     521,601
   Integrated Memory Logic, Ltd.                                          196,000     536,888
   Inventec Corp.                                                      29,168,277  26,895,654
  #ITE Technology, Inc.                                                 2,594,479   2,852,369
 #*J Touch Corp.                                                          832,000     635,206
  *Janfusun Fancyworld Corp.                                              533,179      92,319
  #Jess-Link Products Co., Ltd.                                         1,299,000   1,226,651
  #Jih Sun Financial Holdings Co., Ltd.                                 4,417,995   1,194,178
  #K Laser Technology, Inc.                                             1,782,601     955,188
   Kang Na Hsiung Enterprise Co., Ltd.                                  1,655,078     795,427
   Kao Hsing Chang Iron & Steel                                           726,700     313,602
  #Kaulin Manufacturing Co., Ltd.                                       2,570,656   2,263,472
  #KEE TAI Properties Co., Ltd.                                           376,000     256,137
  *Kenmec Mechanical Engineering Co., Ltd.                              1,924,000     888,876
   King Yuan Electronics Co., Ltd.                                     21,676,805  16,553,273
  #King's Town Bank                                                    11,853,012  11,006,222
  *King's Town Construction Co., Ltd.                                      44,000      36,737
   Kingdom Construction Co.                                             4,888,000   5,053,254
  #Kinko Optical Co., Ltd.                                                745,000     686,326
  #Kinpo Electronics                                                   19,097,375   7,125,210
   KS Terminals, Inc.                                                   1,106,880   1,847,088
   Kung Sing Engineering Corp.                                          2,712,000   1,231,013
   Kuoyang Construction Co., Ltd.                                       7,664,840   3,898,162
  #Kwong Fong Industries                                                4,296,720   2,804,047
   KYE Systems Corp.                                                    4,072,000   1,757,776
   L&K Engineering Co., Ltd.                                            2,019,000   1,801,461
  #LAN FA Textile                                                       3,158,713     976,998
   LCY Chemical Corp.                                                     505,000     519,785
  #Leader Electronics, Inc.                                             1,831,056     844,429
   Lealea Enterprise Co., Ltd.                                         12,751,118   4,479,927
   Ledtech Electronics Corp.                                              310,000     199,516
  #LEE CHI Enterprises Co., Ltd.                                        3,466,900   1,945,337
  #Lelon Electronics Corp.                                              1,422,200   1,384,259
 #*Leofoo Development Co.                                               5,249,774   1,984,184
   LES Enphants Co., Ltd.                                                 692,000     466,813
  #Lextar Electronics Corp.                                             1,948,000   1,906,992
 #*Li Peng Enterprise Co., Ltd.                                         9,254,703   4,329,604
   Lien Hwa Industrial Corp.                                            9,006,990   5,699,056
   Lingsen Precision Industries, Ltd.                                   6,583,480   4,344,382
  #Lite-On Semiconductor Corp.                                          4,671,190   3,431,135
   Lite-On Technology Corp.                                            30,365,075  46,451,613
  #Long Chen Paper Co., Ltd.                                            8,428,253   3,687,292
   Longwell Co.                                                         1,333,000   1,765,727
  #Lotes Co., Ltd.                                                      1,030,000   3,349,421
 #*Lucky Cement Corp.                                                   3,099,000     893,716
 #*Macronix International                                              72,368,913  17,067,958
   Marketech International Corp.                                        1,948,000   1,414,231
   Masterlink Securities Corp.                                         16,637,000   5,434,464
  #Mayer Steel Pipe Corp.                                               2,472,456   1,121,552

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares      Value++
                                                                      ----------- ------------
TAIWAN -- (Continued)
  #Maywufa Co., Ltd.                                                      252,070 $    123,960
   Mega Financial Holding Co., Ltd.                                   136,903,915  104,811,122
  *Megamedia Corp.                                                            782           --
   Meiloon Industrial Co.                                               1,613,084      951,985
   Mercuries & Associates, Ltd.                                         1,923,937    1,274,634
 #*Mercuries Life Insurance Co., Ltd.                                     514,000      287,824
   Micro-Star International Co., Ltd.                                  14,030,985   15,376,953
 #*Microelectronics Technology, Inc.                                      721,826      384,678
  #Mirle Automation Corp.                                                 565,550      514,151
  *Mitac Holdings Corp.                                                 9,940,725    8,043,236
  *Mosel Vitelic, Inc.                                                  7,422,506    1,477,704
  *Motech Industries, Inc.                                              2,072,000    3,511,549
 #*Nan Ren Lake Leisure Amusement Co., Ltd.                               954,000      384,591
 #*Nan Ya Printed Circuit Board Corp.                                   3,855,000    5,443,427
   Nantex Industry Co., Ltd.                                            2,345,766    1,472,717
  *Nanya Technology Corp.                                               2,319,000      380,491
 #*Neo Solar Power Corp.                                                1,508,066    1,790,787
   New Asia Construction & Development Corp.                            1,810,304      469,525
  #New Era Electronics Co., Ltd.                                          146,000      180,489
   Nichidenbo Corp.                                                       101,330      100,944
   Nien Hsing Textile Co., Ltd.                                         4,491,721    4,432,226
   Nishoku Technology, Inc.                                               260,000      384,104
   O-TA Precision Industry Co., Ltd.                                       24,000       16,730
  *Ocean Plastics Co., Ltd.                                               556,000      746,093
  *Optimax Technology Corp.                                             1,085,597      188,868
   OptoTech Corp.                                                       9,532,000    4,602,890
  *Orient Semiconductor Electronics, Ltd.                               5,501,276    1,553,746
  #Pacific Construction Co.                                             2,529,452      748,650
 #*Pan Jit International, Inc.                                          6,047,837    2,751,027
  #Pan-International Industrial Corp.                                   3,585,766    2,643,624
  #Paragon Technologies Co., Ltd.                                       1,221,191    3,336,394
  #Pegatron Corp.                                                      28,365,998   43,045,423
  #Phihong Technology Co., Ltd.                                         3,177,320    2,129,128
   Pixart Imaging, Inc.                                                    87,000      170,492
   Plotech Co., Ltd.                                                      760,282      302,747
   Portwell, Inc.                                                         781,000      840,940
  *Potrans Electrical Corp.                                             1,139,000           --
   Pou Chen Corp.                                                      24,985,550   31,813,749
  *Power Quotient International Co., Ltd.                                 142,000       65,879
  *Powercom Co., Ltd.                                                   1,347,500      209,786
   Powertech Industrial Co., Ltd.                                         271,000      194,092
  #Powertech Technology, Inc.                                          11,882,000   19,230,186
  #President Securities Corp.                                          12,690,992    6,962,171
  #Prime Electronics Satellitics, Inc.                                    492,000      352,146
  #Prince Housing & Development Corp.                                   3,185,824    1,474,672
  *Prodisc Technology, Inc.                                             6,185,157           --
   Promate Electronic Co., Ltd.                                           811,000      951,445
 #*Qisda Corp.                                                         27,187,171    8,836,955
  #Qualipoly Chemical Corp.                                                78,000       64,659
  #Quanta Storage, Inc.                                                 2,413,000    3,017,031
 #*Quintain Steel Co., Ltd.                                             5,893,629    1,302,864
  #Radium Life Tech Co., Ltd.                                           7,783,290    6,100,149

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares      Value++
                                                                      ----------- -----------
TAIWAN -- (Continued)
  #Ralec Electronic Corp.                                                 477,087 $   913,201
  #Rich Development Co., Ltd.                                           3,664,055   1,724,216
 #*Ritek Corp.                                                         53,401,622   8,366,806
   Ruentex Industries, Ltd.                                               189,000     449,484
  *Sainfoin Technology Corp.                                              835,498          --
   Sampo Corp.                                                          9,863,925   3,793,378
   Sanyang Industry Co., Ltd.                                           8,894,624   8,145,023
   SDI Corp.                                                              506,000     749,995
  #Sesoda Corp.                                                         1,037,875   1,082,180
   Shan-Loong Transportation Co., Ltd.                                     66,000      56,721
   Sheng Yu Steel Co., Ltd.                                             1,935,000   1,449,359
   ShenMao Technology, Inc.                                             1,255,000   1,678,670
   Shih Her Technologies, Inc.                                            373,000     889,807
   Shih Wei Navigation Co., Ltd.                                        2,487,718   1,674,337
  #Shihlin Electric & Engineering Corp.                                 4,426,000   5,350,493
  #Shin Kong Financial Holding Co., Ltd.                              139,399,755  42,222,325
  #Shin Zu Shing Co., Ltd.                                                810,000   2,198,843
  #Shinkong Insurance Co., Ltd.                                         3,610,412   2,806,960
   Shinkong Synthetic Fibers Corp.                                     27,670,754   8,908,979
  #Shuttle, Inc.                                                        4,316,015   1,690,165
  #Sigurd Microelectronics Corp.                                        6,663,047   6,634,041
 #*Silicon Integrated Systems Corp.                                    10,317,165   2,933,157
  #Silitech Technology Corp.                                              509,000     689,914
   Sinbon Electronics Co., Ltd.                                         1,636,000   2,439,371
   Sincere Navigation Corp.                                             4,923,740   4,288,022
  #Singatron Enterprise Co., Ltd.                                          63,000      33,030
  *Sinkang Industries Co., Ltd.                                           699,557     276,130
 #*Sino-American Silicon Products, Inc.                                 6,910,000  11,594,486
  #Sinon Corp.                                                          6,282,877   3,672,825
   SinoPac Financial Holdings Co., Ltd.                               118,734,614  53,000,736
   Sirtec International Co., Ltd.                                         181,000     329,290
   Sitronix Technology Corp.                                            1,394,000   2,767,505
 #*Siward Crystal Technology Co., Ltd.                                  2,301,875   1,338,961
  #Solar Applied Materials Technology Co.                                 855,000     760,123
 #*Solartech Energy Corp.                                               3,269,165   2,456,703
   Solomon Technology Corp.                                             1,334,671     853,639
 #*Solytech Enterprise Corp.                                            3,043,000   1,028,626
   Southeast Cement Co., Ltd.                                           3,539,700   1,878,018
   Spirox Corp.                                                           946,661     454,358
  #Stark Technology, Inc.                                               2,259,200   2,174,714
   Sunonwealth Electric Machine Industry Co., Ltd.                        567,421     438,401
 #*Sunplus Technology Co., Ltd.                                         8,214,620   3,121,638
  #Sunrex Technology Corp.                                              1,158,000     516,931
  #Super Dragon Technology Co., Ltd.                                      155,175     105,986
  #Supreme Electronics Co., Ltd.                                        3,705,277   2,032,363
  #Sweeten Construction Co., Ltd.                                       1,258,501     820,082
  #Sysage Technology Co., Ltd.                                            178,500     215,151
   Systex Corp.                                                           801,801   1,587,672
  #T-Mac Techvest PCB Co., Ltd.                                           996,000     742,060
   TA Chen Stainless Pipe                                               8,424,281   4,691,530
  *Ta Chong Bank, Ltd.                                                 28,713,769   9,567,739
   Ta Ya Electric Wire & Cable                                          8,979,329   2,190,585

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares      Value++
                                                                      ----------- -----------
TAIWAN -- (Continued)
  #TA-I Technology Co., Ltd.                                            1,782,233 $   983,423
  #Tah Hsin Industrial Co., Ltd.                                        1,700,000   1,617,526
   TAI Roun Products Co., Ltd.                                             63,000      21,191
   Taichung Commercial Bank                                            30,459,178  10,147,777
  #Tainan Enterprises Co., Ltd.                                         1,985,183   2,101,321
  #Tainan Spinning Co., Ltd.                                           17,901,938  12,044,496
   Taishin Financial Holding Co., Ltd.                                124,375,804  56,491,381
 #*Taisun Enterprise Co., Ltd.                                          3,464,410   1,468,716
 #*Taita Chemical Co., Ltd.                                             3,554,864   1,196,272
  *Taiwan Business Bank                                                57,772,510  16,856,835
  #Taiwan Calsonic Co., Ltd.                                               48,000      42,999
   Taiwan Cement Corp.                                                 45,081,440  71,631,573
   Taiwan Cogeneration Corp.                                            4,188,333   2,781,344
   Taiwan Cooperative Financial Holding Co., Ltd.                      90,086,827  47,923,245
   Taiwan Fertilizer Co., Ltd.                                          2,273,000   4,523,211
   Taiwan Fire & Marine Insurance Co.                                   1,197,000     930,720
  *Taiwan Flourescent Lamp Co., Ltd.                                      756,000          --
   Taiwan FU Hsing Industrial Co., Ltd.                                 2,128,000   2,192,327
   Taiwan Glass Industry Corp.                                          9,558,710   8,750,925
  #Taiwan Hopax Chemicals Manufacturing Co., Ltd.                       1,508,000   1,222,277
  *Taiwan Kolin Co., Ltd.                                               5,797,000          --
 #*Taiwan Land Development Corp.                                       12,050,739   4,434,052
  *Taiwan Life Insurance Co., Ltd.                                        788,419     606,616
   Taiwan Mask Corp.                                                    3,154,250   1,076,378
   Taiwan Navigation Co., Ltd.                                          1,151,000     846,847
   Taiwan Paiho, Ltd.                                                   1,963,549   2,581,351
  #Taiwan PCB Techvest Co., Ltd.                                        1,847,946   2,630,290
  #Taiwan Prosperity Chemical Corp.                                       532,000     520,624
  *Taiwan Pulp & Paper Corp.                                            7,065,660   2,657,541
  #Taiwan Sakura Corp.                                                  2,890,472   2,074,978
  #Taiwan Semiconductor Co., Ltd.                                       2,741,000   3,025,147
  *Taiwan Styrene Monomer                                               3,560,045   2,002,897
   Taiwan Surface Mounting Technology Co., Ltd.                         1,520,600   2,274,018
 #*Taiwan TEA Corp.                                                    12,332,092   7,648,798
  #Taiwan Union Technology Corp.                                        3,225,000   3,151,662
  #Taiyen Biotech Co., Ltd.                                             2,363,217   2,012,144
  *Tatung Co., Ltd.                                                    37,255,342  11,806,257
   Te Chang Construction Co., Ltd.                                         45,000      45,356
   Teco Electric and Machinery Co., Ltd.                               32,704,725  35,565,058
  *Tecom Co., Ltd.                                                        703,753      72,473
 #*Tekcore Co., Ltd.                                                      399,000     188,168
   Test-Rite International Co., Ltd.                                      706,266     507,156
  #Tex-Ray Industrial Co., Ltd.                                           407,000     181,002
  #ThaiLin Semiconductor Corp.                                          1,139,000     791,029
  #Thinking Electronic Industrial Co., Ltd.                             1,490,000   2,472,367
   Ton Yi Industrial Corp.                                              6,511,600   6,937,946
   Tong Yang Industry Co., Ltd.                                         5,716,228   8,204,144
   Tong-Tai Machine & Tool Co., Ltd.                                    3,193,368   3,234,360
   Topco Scientific Co., Ltd.                                             705,480   1,317,762
  #Topoint Technology Co., Ltd.                                         2,564,288   1,841,504
  #Transasia Airways Corp.                                                768,000     298,867
   Tripod Technology Corp.                                              1,159,000   2,284,445

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares       Value++
                                                                      ----------- -------------
TAIWAN -- (Continued)
  #Tung Ho Steel Enterprise Corp.                                      12,119,274 $  10,344,278
  #Tung Ho Textile Co., Ltd.                                            2,542,000       817,426
  #TXC Corp.                                                              289,000       417,567
  *TYC Brother Industrial Co., Ltd.                                     2,525,723     1,603,131
 #*Tycoons Group Enterprise                                             7,782,938     1,379,750
  *Tyntek Corp.                                                         5,112,683     1,725,551
   TZE Shin International Co., Ltd.                                       738,483       273,065
 #*U-Tech Media Corp.                                                   1,946,799       459,354
   Unic Technology Corp.                                                   36,361        14,774
  #Unimicron Technology Corp.                                          24,718,363    21,039,531
 #*Union Bank Of Taiwan                                                11,194,494     3,988,004
  #Unitech Computer Co., Ltd.                                           1,399,739       754,119
  *Unitech Printed Circuit Board Corp.                                 10,230,281     3,990,683
   United Integrated Services Co., Ltd.                                 1,576,000     1,722,457
  #United Microelectronics Corp.                                      214,601,681    93,569,573
   Universal Cement Corp.                                               6,391,551     6,123,258
  *Unizyx Holding Corp.                                                 6,190,000     3,436,475
   UPC Technology Corp.                                                12,752,746     5,665,832
  #USI Corp.                                                            6,088,691     3,853,734
   Ve Wong Corp.                                                        1,594,806     1,220,198
 #*Wafer Works Corp.                                                    4,343,000     2,222,003
  #Wah Hong Industrial Corp.                                              294,516       299,468
   Wah Lee Industrial Corp.                                             1,891,000     3,619,714
  *Walsin Lihwa Corp.                                                  59,959,412    19,696,675
  *Walsin Technology Corp.                                             10,131,230     3,026,497
 #*Walton Advanced Engineering, Inc.                                    5,170,853     2,146,350
   Wan Hai Lines, Ltd.                                                  9,533,000     4,756,980
   WAN HWA Enterprise Co.                                                 622,550       303,486
   Waterland Financial Holdings Co., Ltd.                              30,493,739     9,559,914
  #Ways Technical Corp., Ltd.                                             527,000       827,844
  *WEI Chih Steel Industrial Co., Ltd.                                  1,880,898       299,307
 #*Wei Mon Industry Co., Ltd.                                           7,231,691     2,290,617
  #Weikeng Industrial Co., Ltd.                                         1,617,550     1,273,360
  #Well Shin Technology Co., Ltd.                                         987,080     1,807,129
   Weltrend Semiconductor                                                 215,100       198,789
  #Wha Yu Industrial Co., Ltd.                                            494,000       264,871
  #Win Semiconductors Corp.                                             3,300,000     2,950,278
  *Winbond Electronics Corp.                                           53,714,885    16,187,044
 #*Wintek Corp.                                                        42,711,507    14,314,985
  #Wisdom Marine Lines Co., Ltd.                                          770,350       926,469
  #Wistron Corp.                                                       34,969,332    29,220,510
   WPG Holdings, Ltd.                                                     515,092       633,680
   WT Microelectronics Co., Ltd.                                        3,726,096     5,087,809
   WUS Printed Circuit Co., Ltd.                                        5,078,928     2,699,475
   Yageo Corp.                                                         24,297,788    11,569,802
  *Yang Ming Marine Transport Corp.                                    24,364,676     9,978,689
  #YC Co., Ltd.                                                         4,876,764     3,546,748
   YC INOX Co., Ltd.                                                    4,679,667     4,345,612
  #YeaShin International Development Co., Ltd.                            159,000       111,888
   YFY, Inc.                                                           19,060,847     8,403,448
 #*Yi Jinn Industrial Co., Ltd.                                         3,814,189     1,074,871
 #*Yieh Phui Enterprise Co., Ltd.                                      16,798,235     5,193,241

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares       Value++
                                                                      ----------- --------------
TAIWAN -- (Continued)
  #Young Fast Optoelectronics Co., Ltd.                                 2,546,000 $    2,477,854
  #Youngtek Electronics Corp.                                             213,000        452,204
   Yuanta Financial Holding Co., Ltd.                                 140,084,654     69,928,048
  #Yulon Motor Co., Ltd.                                               13,942,572     21,696,305
   Yung Chi Paint & Varnish Manufacturing Co., Ltd.                       359,687        953,829
  #Zenitron Corp.                                                       3,202,000      1,893,669
 #*Zig Sheng Industrial Co., Ltd.                                       8,536,352      2,604,874
   Zinwell Corp.                                                        1,931,000      1,986,074
                                                                                  --------------
TOTAL TAIWAN                                                                       2,816,819,326
                                                                                  --------------
THAILAND -- (2.8%)
   AAPICO Hitech PCL                                                      681,760        309,699
  *AJ Plast PCL                                                         2,076,900        638,602
   AP Thailand PCL                                                     22,884,300      4,030,918
   Asia Plus Securities PCL                                            11,510,900      1,244,998
   Bangchak Petroleum PCL (The)                                        10,134,500     10,021,755
   Bangkok Bank PCL(6077019)                                            2,898,400     16,928,232
   Bangkok Bank PCL(6368360)                                            8,550,300     49,806,290
   Bangkok Expressway PCL                                               5,564,000      5,888,968
   Bangkok Insurance PCL                                                  212,828      2,269,025
   Bangkok Land PCL                                                   120,207,503      6,054,951
   Banpu PCL                                                           18,687,700     17,324,815
   Cal-Comp Electronics Thailand PCL                                   26,643,136      2,124,206
   Charoong Thai Wire & Cable PCL                                       1,255,800        358,966
   Delta Electronics Thailand PCL                                       4,067,600      7,164,808
   Eastern Water Resources Development and Management PCL               6,205,600      2,109,444
  *Esso Thailand PCL                                                   23,848,000      4,605,995
  *G J Steel PCL                                                      537,140,250        995,934
  *G Steel PCL                                                         79,804,200        369,921
   Hana Microelectronics PCL                                            5,130,500      5,113,060
   ICC International PCL                                                2,682,700      3,274,618
   IRPC PCL                                                           141,662,600     16,109,962
  *Italian-Thai Development PCL                                         5,133,000        583,728
   Kang Yong Electric PCL                                                   3,400         29,524
   KGI Securities Thailand PCL                                         19,837,300      1,777,756
   Kiatnakin Bank PCL                                                   5,785,100      7,687,247
   Krung Thai Bank PCL                                                 78,764,400     44,055,489
   Laguna Resorts & Hotels PCL                                          1,317,700      1,262,321
   Lanna Resources PCL                                                    335,400        133,704
   LH Financial Group PCL                                              15,909,050        884,929
   MBK PCL                                                              8,632,000      4,054,586
   Nation Multimedia Group PCL                                          3,462,900        147,676
  *Padaeng Industry PCL                                                 1,284,300        543,724
   Polyplex Thailand PCL                                                5,460,000      1,678,832
   Precious Shipping PCL                                                6,442,200      5,474,676
   Property Perfect PCL                                                47,004,700      1,365,402
   PTT Exploration & Production PCL                                     1,277,700      6,297,687
   PTT Global Chemical PCL                                             30,386,641     65,496,545
   PTT PCL                                                             14,249,300    137,825,430
   Quality Houses PCL                                                  47,211,441      4,756,159
  *Regional Container Lines PCL                                         5,634,100      1,096,874
   Saha Pathana Inter-Holding PCL                                       2,906,200      2,002,727

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares      Value++
                                                                      ----------- ------------
THAILAND -- (Continued)
   Saha Pathanapibul PCL                                                1,594,833 $  2,032,969
   Saha-Union PCL                                                       2,963,700    3,457,345
  *Sahaviriya Steel Industries PCL                                    149,229,740    1,660,158
   Sansiri PCL                                                         52,749,700    3,113,471
   SC Asset Corp PCL                                                   24,913,125    2,648,367
   Siam Future Development PCL                                          5,753,122      995,596
   Siamgas & Petrochemicals PCL                                           495,200      318,299
   Somboon Advance Technology PCL                                       1,519,200      812,180
   Sri Ayudhya Capital PCL                                                233,300      203,669
   Sri Trang Agro-Industry PCL                                          9,198,000    4,206,749
   Srithai Superware PCL                                                  877,600      684,778
  *Tata Steel Thailand PCL                                             39,336,300      948,156
  *Thai Airways International PCL                                      16,383,411    6,581,716
   Thai Carbon Black PCL                                                  441,000      364,547
   Thai Oil PCL                                                        14,409,100   23,265,620
   Thai Rayon PCL                                                         165,000      177,186
   Thai Stanley Electric PCL(B01GKK6)                                     174,600    1,149,252
   Thai Stanley Electric PCL(B01GKM8)                                      43,100      283,693
   Thai Wacoal PCL                                                         93,300      142,718
   Thanachart Capital PCL                                              10,803,400   11,601,303
   Thitikorn PCL                                                           97,700       30,041
  *Thoresen Thai Agencies PCL                                          10,463,770    6,693,450
   Tipco Asphalt PCL                                                       71,900      121,648
   Tisco Financial Group PCL                                            2,168,500    2,663,717
   TMB Bank PCL                                                       157,829,800   11,217,816
   Total Access Communication PCL                                       4,949,280   19,118,047
   TPI Polene PCL                                                      14,898,724    5,478,826
  *Tycoons Worldwide Group Thailand PCL                                   567,800       48,428
  *Vanachai Group PCL                                                   8,446,600    1,044,079
   Vinythai PCL                                                         6,598,217    2,181,734
                                                                                  ------------
TOTAL THAILAND                                                                     557,145,741
                                                                                  ------------
TURKEY -- (2.3%)
   Adana Cimento Sanayii TAS Class A                                    1,060,628    2,055,037
 #*Adese Alisveris Merkezleri Ticaret A.S.                                 50,874      419,497
  #Akbank TAS                                                          14,433,710   50,672,675
 #*Akenerji Elektrik Uretim A.S.                                        3,731,752    2,286,597
  #Akfen Holding A.S.                                                     967,535    2,030,377
   Aksa Akrilik Kimya Sanayii                                           1,735,088    6,051,185
   Aksigorta A.S.                                                       1,029,597    1,419,868
   Alarko Holding A.S.                                                  1,513,761    3,486,645
   Albaraka Turk Katilim Bankasi A.S.                                   3,617,235    2,871,923
  *Anadolu Anonim Tuerk Sigorta Sirketi                                 4,326,842    2,977,397
  #Anadolu Cam Sanayii A.S.                                             2,447,174    2,196,555
 #*Anadolu Isuzu Otomotiv Sanayi Ve Ticaret A.S.                           32,613      366,232
 #*Asya Katilim Bankasi A.S.                                           10,427,239    8,048,739
  #Aygaz A.S.                                                           1,020,159    4,223,504
  *Baticim Bati Anadolu Cimento Sanayii A.S.                              317,019      909,714
   Bolu Cimento Sanayii A.S.                                              956,668    1,157,804
  #Borusan Mannesmann Boru Sanayi ve Ticaret A.S.                         884,604    2,888,747
  *Boyner Perakende Ve Tekstil Yatirimlari AS                              47,480    1,206,913
   Cimsa Cimento Sanayi VE Tica                                           567,028    3,312,104

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares     Value++
                                                                      ---------- -----------
TURKEY -- (Continued)
 #*Deva Holding A.S.                                                   1,233,392 $ 1,036,762
 #*Dogan Sirketler Grubu Holding A.S.                                 16,350,354   5,595,166
 #*Dogan Yayin Holding A.S.                                            1,034,173     250,716
  #Eczacibasi Yatirim Holding Ortakligi A.S.                             855,876   2,160,536
   EGE Seramik Sanayi ve Ticaret A.S.                                  1,418,706   1,941,538
   EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve
     Ticaret A.S.                                                      3,862,424   4,233,888
  #Eregli Demir ve Celik Fabrikalari TAS                              24,473,976  34,054,948
   Gentas Genel Metal Sanayi ve Ticaret A.S.                             840,440     530,462
   Global Yatirim Holding A.S.                                         4,337,368   2,550,641
   Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S.                   45,038   1,177,454
 #*GSD Holding                                                         4,585,286   3,267,643
  *Gunes Sigorta                                                         413,272     372,832
 #*Hurriyet Gazetecilik A.S.                                           3,447,484     982,728
  *Ihlas EV Aletleri                                                   1,280,790     218,894
 #*Ihlas Holding A.S.                                                 14,952,395   2,412,034
 #*Ipek Dogal Enerji Kaynaklari Ve Uretim A.S.                         1,771,050   2,247,314
   Is Finansal Kiralama A.S.                                           2,908,338   1,350,675
   Is Yatirim Menkul Degerler A.S. Class A                               450,584     264,695
 #*Izmir Demir Celik Sanayi A.S.                                         451,647     613,291
  *Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S. Class A         4,207,672   4,763,743
  *Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S. Class B         2,179,441   3,366,359
  *Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S. Class D        13,524,360   9,714,059
 #*Karsan Otomotiv Sanayii Ve Ticaret A.S.                             1,952,205     964,425
  #KOC Holding A.S.                                                   11,338,412  50,809,393
   Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi ve Ticaret
     A.S.                                                                 64,678     124,267
 #*Koza Anadolu Metal Madencilik Isletmeleri A.S.                      1,412,866   1,704,844
  *Menderes Tekstil Sanayi ve Ticaret A.S.                               370,080      98,517
 #*Metro Ticari ve Mali Yatirimlar Holding A.S.                        4,790,610   1,502,027
  *Petkim Petrokimya Holding A.S.                                        121,341     173,033
   Pinar Entegre Et ve Un Sanayi A.S.                                    343,247   1,610,369
   Pinar SUT Mamulleri Sanayii A.S.                                      152,635   1,321,087
  *Raks Elektronik Sanayi ve Ticaret A.S.                                  5,859          --
  *Sabah Yayincilik                                                       31,938          --
  #Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S.                 1,345,000   1,960,528
  *Sasa Polyester Sanayi A.S.                                          2,315,248   1,374,393
  *Sekerbank TAS                                                       6,884,288   6,440,812
   Selcuk Ecza Deposu Ticaret ve Sanayi A.S.                           2,308,839   2,181,408
   Soda Sanayii A.S.                                                   2,071,338   3,067,199
  *Tat Gida Sanayi A.S.                                                  231,395     237,438
  #Tekfen Holding A.S.                                                 1,896,452   4,802,360
 #*Tekstil Bankasi A.S.                                                1,683,023   1,552,208
  #Trakya Cam Sanayi A.S.                                              4,911,588   5,601,994
  #Turcas Petrol A.S.                                                  1,122,860   1,372,400
   Turk Hava Yollari                                                   8,968,974  28,797,561
   Turkiye Is Bankasi                                                 33,315,167  78,789,979
  #Turkiye Sinai Kalkinma Bankasi A.S.                                 7,436,484   6,755,588
  #Turkiye Sise ve Cam Fabrikalari A.S.                                8,800,210  11,046,492
  #Turkiye Vakiflar Bankasi Tao                                       13,257,545  27,842,389
   Ulker Biskuvi Sanayi A.S.                                              97,284     745,517
  *Vestel Beyaz Esya Sanayi ve Ticaret A.S.                            1,067,440   1,844,819
  *Vestel Elektronik Sanayi ve Ticaret A.S.                            1,948,645   1,753,180
  #Yapi ve Kredi Bankasi A.S.                                         14,217,721  29,725,235

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares        Value++
                                                                      ----------- ---------------
TURKEY -- (Continued)
 #*Zorlu Enerji Elektrik Uretim A.S.                                    2,476,533 $     1,339,806
                                                                                  ---------------
TOTAL TURKEY                                                                          457,227,159
                                                                                  ---------------
TOTAL COMMON STOCKS                                                                18,056,892,163
                                                                                  ---------------
PREFERRED STOCKS -- (3.5%)
BRAZIL -- (3.4%)
   Banco ABC Brasil SA                                                  1,100,317       6,439,797
   Banco Alfa de Investimento SA                                           60,126         154,781
   Banco Daycoval SA                                                      645,148       2,604,028
   Banco do Estado do Rio Grande do Sul SA Class B                      1,016,568       5,703,449
   Banco Industrial e Comercial SA                                      1,675,900       6,005,355
  *Banco Panamericano SA                                                  960,448       1,598,054
   Banco Pine SA                                                          429,230       1,401,410
   Banco Sofisa SA                                                        598,400         782,301
   Braskem SA Class A                                                   1,307,833       8,927,108
   Cia Ferro Ligas da Bahia - Ferbasa                                     920,734       5,244,230
   Eucatex SA Industria e Comercio                                        314,488         754,574
   Financeira Alfa SA Credito Financiamento e Investimentos                33,900          60,662
   Forjas Taurus SA                                                     1,144,290         533,720
   Gerdau SA                                                            6,169,399      36,992,876
  *Inepar SA Industria e Construcoes                                      610,411         145,092
   Parana Banco SA                                                        120,800         571,562
   Petroleo Brasileiro SA                                              18,238,804     135,538,505
  #Petroleo Brasileiro SA Sponsored ADR                                21,196,251     313,704,515
   Suzano Papel e Celulose SA Class A                                   6,234,709      20,327,989
   Unipar Carbocloro SA Class B                                         9,258,736       1,910,088
  *Usinas Siderurgicas de Minas Gerais SA Class A                      10,222,271      39,976,770
   Vale SA                                                              6,212,932      73,616,174
   Vale SA Sponsored ADR                                                1,631,601      19,367,104
   Whirlpool SA                                                            34,800          62,116
                                                                                  ---------------
TOTAL BRAZIL                                                                          682,422,260
                                                                                  ---------------
COLOMBIA -- (0.1%)
   Grupo de Inversiones Suramericana SA                                   797,728      15,735,620
                                                                                  ---------------
TOTAL PREFERRED STOCKS                                                                698,157,880
                                                                                  ---------------
RIGHTS/WARRANTS -- (0.0%)
BRAZIL -- (0.0%)
  *Klabin SA Rights 05/23/14                                               97,653           4,380
                                                                                  ---------------
CHILE -- (0.0%)
  *Invexans SA Rights 06/30/14                                        129,794,707              --
                                                                                  ---------------
HONG KONG -- (0.0%)
  *Fosun International, Ltd. Rights 05/12/14                            1,146,268           5,766
                                                                                  ---------------
MALAYSIA -- (0.0%)
  *BIMB Holdings Bhd Warrants 12/04/23                                    454,345          86,959
  *Malaysian Resources Corp. Bhd Warrants 09/16/18                             --              --

Dimensional Emerging Markets Value Fund
continued

                                                                        Shares        Value++
                                                                      ----------- ---------------
MALAYSIA -- (Continued)
  *Symphony Life Bhd Warrants 11/11/20                                          1 $            --
                                                                                  ---------------
TOTAL MALAYSIA                                                                             86,959
                                                                                  ---------------
PHILIPPINES -- (0.0%)
  *China Banking Corp. Rights 05/07/14                                     45,752           5,696
                                                                                  ---------------
SOUTH KOREA -- (0.0%)
  *GS Engineering & Construction Corp. Rights 06/03/14                    166,526       1,402,084
  *STS Semiconductor & Telecommunications Rights 05/23/14                  26,059          16,771
                                                                                  ---------------
TOTAL SOUTH KOREA                                                                       1,418,855
                                                                                  ---------------
TAIWAN -- (0.0%)
  *Mercuries Life Insurance Co. Rights 06/17/14                            16,293              54
  *YeaShin International Development Co., Ltd. Rights 05/13/14              1,191              28
                                                                                  ---------------
TOTAL TAIWAN                                                                                   82
                                                                                  ---------------
THAILAND -- (0.0%)
  *Lanna Resources PCL Rights 06/30/14                                     67,080             622
  *LH Financial Group Rights 05/26/14                                     530,302          13,110
  *Thoresen Thai Agencies PCL Warrant 02/28/17                            588,041         109,031
                                                                                  ---------------
TOTAL THAILAND                                                                            122,763
                                                                                  ---------------
TOTAL RIGHTS/WARRANTS                                                                   1,644,501
                                                                                  ---------------

                                                                        Shares/
                                                                         Face
                                                                        Amount
                                                                         (000)        Value+
                                                                      ----------- ---------------
SECURITIES LENDING COLLATERAL -- (6.7%)
(S)@ DFA Short Term Investment Fund                                   116,161,904   1,343,993,228
                                                                                  ---------------
TOTAL INVESTMENTS -- (100.0%) (Cost $20,065,502,363)                              $20,100,687,772
                                                                                  ===============

Dimensional Emerging Markets Value Fund
continued

Summary of the Fund's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                      Investments in Securities (Market Value)
                               ------------------------------------------------------
                                  Level 1         Level 2     Level 3      Total
                               -------------- --------------- ------- ---------------
Common Stocks
   Brazil                      $1,176,151,486              --   --    $ 1,176,151,486
   Chile                          277,061,131              --   --        277,061,131
   China                          239,991,379 $ 2,557,332,752   --      2,797,324,131
   Colombia                        22,287,355              --   --         22,287,355
   Czech Republic                          --      37,080,820   --         37,080,820
   Greece                                  --      29,719,693   --         29,719,693
   Hungary                                 --      88,419,863   --         88,419,863
   India                          167,750,251   1,293,737,176   --      1,461,487,427
   Indonesia                        6,576,577     525,004,663   --        531,581,240
   Israel                                  --         179,391   --            179,391
   Malaysia                                --     774,185,098   --        774,185,098
   Mexico                       1,338,336,304         637,441   --      1,338,973,745
   Philippines                             --     211,231,050   --        211,231,050
   Poland                                  --     385,585,136   --        385,585,136
   Russia                             921,795     732,260,519   --        733,182,314
   South Africa                   202,757,635   1,289,535,864   --      1,492,293,499
   South Korea                    352,323,627   2,516,632,931   --      2,868,956,558
   Taiwan                          35,847,620   2,780,971,706   --      2,816,819,326
   Thailand                       555,779,886       1,365,855   --        557,145,741
   Turkey                                  --     457,227,159   --        457,227,159
Preferred Stocks
   Brazil                         682,422,260              --   --        682,422,260
   Colombia                        15,735,620              --   --         15,735,620
Rights/Warrants
   Brazil                                  --           4,380   --              4,380
   Chile                                   --              --   --                 --
   Hong Kong                               --           5,766   --              5,766
   Malaysia                                --          86,959   --             86,959
   Philippines                             --           5,696   --              5,696
   South Korea                             --       1,418,855   --          1,418,855
   Taiwan                                  82              --   --                 82
   Thailand                                --         122,763   --            122,763
Securities Lending Collateral              --   1,343,993,228   --      1,343,993,228
                               -------------- ---------------   --    ---------------
TOTAL                          $5,073,943,008 $15,026,744,764   --    $20,100,687,772
                               ============== ===============   ==    ===============

                      U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                            SHARES  VALUE+
                                                            ------ --------
COMMON STOCKS -- (89.4%)

Consumer Discretionary -- (12.1%)
*   1-800-Flowers.com, Inc. Class A                          3,000 $ 16,350
    Aaron's, Inc.                                            5,257  154,924
#   Abercrombie & Fitch Co. Class A                          5,896  216,737
    Advance Auto Parts, Inc.                                 1,545  187,393
#*  Aeropostale, Inc.                                        6,474   32,176
    AH Belo Corp. Class A                                      900   10,359
*   Amazon.com, Inc.                                         2,900  881,977
*   Ambassadors Group, Inc.                                  1,110    4,706
#*  AMC Networks, Inc. Class A                               1,695  111,311
#*  America's Car-Mart, Inc.                                 1,100   39,754
*   American Axle & Manufacturing Holdings, Inc.             4,009   70,759
#   American Eagle Outfitters, Inc.                          6,757   78,111
*   American Public Education, Inc.                          1,804   62,418
*   ANN, Inc.                                                4,970  194,774
*   Apollo Education Group, Inc. Class A                    12,336  356,017
    Arctic Cat, Inc.                                         1,500   61,335
    Ark Restaurants Corp.                                      120    2,548
*   Asbury Automotive Group, Inc.                            2,849  175,897
*   Ascena Retail Group, Inc.                                8,514  146,441
#*  Ascent Capital Group, Inc. Class A                         900   61,893
#   Autoliv, Inc.                                            3,670  374,267
*   AutoNation, Inc.                                         2,100  111,279
*   AutoZone, Inc.                                             400  213,556
*   Ballantyne Strong, Inc.                                    900    4,068
#*  Barnes & Noble, Inc.                                     5,623   92,217
    Bassett Furniture Industries, Inc.                       1,200   16,548
*   Beazer Homes USA, Inc.                                   1,140   21,614
    bebe stores, Inc.                                        4,600   23,230
*   Bed Bath & Beyond, Inc.                                  1,695  105,310
    Best Buy Co., Inc.                                      10,211  264,771
    Big 5 Sporting Goods Corp.                               2,401   29,316
*   Big Lots, Inc.                                           6,017  237,671
*   Biglari Holdings, Inc.                                      90   38,612
*   Blue Nile, Inc.                                            650   22,575
#   Blyth, Inc.                                              1,150   10,776
    Bob Evans Farms, Inc.                                    2,925  137,095
#*  Body Central Corp.                                         600      624
#   Bon-Ton Stores, Inc. (The)                               1,300   14,300
*   Books-A-Million, Inc.                                      600    1,416
    BorgWarner, Inc.                                         4,274  265,586
#*  Bridgepoint Education, Inc.                              3,580   56,743
    Brinker International, Inc.                              1,905   93,612
    Brown Shoe Co., Inc.                                     3,254   76,762
    Brunswick Corp.                                          2,455   98,666
#   Buckle, Inc. (The)                                       1,193   56,059
*   Build-A-Bear Workshop, Inc.                              1,400   15,708
#*  Cabela's, Inc.                                           4,090  268,345
#   Cablevision Systems Corp. Class A                        1,600   26,720
#*  Cache, Inc.                                                656    1,745
#   Callaway Golf Co.                                        5,050   43,986
*   Cambium Learning Group, Inc.                             2,515    5,634

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Consumer Discretionary -- (Continued)
#   Capella Education Co.                                    1,476 $   86,139
*   Career Education Corp.                                   4,300     31,046
#*  CarMax, Inc.                                             6,328    277,040
*   Carmike Cinemas, Inc.                                    2,000     59,320
    Carnival Corp.                                           9,648    379,263
#   Carriage Services, Inc.                                  1,100     17,699
*   Carrols Restaurant Group, Inc.                           1,634     10,964
    Carter's, Inc.                                           3,183    234,460
    Cato Corp. (The) Class A                                 2,682     76,410
#*  Cavco Industries, Inc.                                     680     53,006
    CBS Corp. Class A                                          334     19,422
    CBS Corp. Class B                                        9,300    537,168
*   Charles & Colvard, Ltd.                                    612      1,328
*   Charter Communications, Inc. Class A                     1,484    201,127
#   Cheesecake Factory, Inc. (The)                           5,630    252,731
    Cherokee, Inc.                                             200      2,774
    Chico's FAS, Inc.                                       15,122    240,137
#   Children's Place Retail Stores, Inc. (The)               1,700     81,600
*   Chipotle Mexican Grill, Inc.                               600    299,100
#   Choice Hotels International, Inc.                        2,260     99,847
*   Christopher & Banks Corp.                                1,927     12,024
    Cinemark Holdings, Inc.                                  8,029    237,819
*   Citi Trends, Inc.                                        1,012     17,194
    Clear Channel Outdoor Holdings, Inc. Class A             1,900     15,238
    Coach, Inc.                                              1,100     49,115
#   Collectors Universe, Inc.                                  300      7,044
#   Columbia Sportswear Co.                                  2,948    253,469
    Comcast Corp. Class A                                   55,612  2,878,477
    Comcast Corp. Special Class A                           11,444    583,987
#*  Conn's, Inc.                                             3,060    135,344
#   Cooper Tire & Rubber Co.                                 6,800    171,020
#*  Corinthian Colleges, Inc.                                3,000      3,450
    Cracker Barrel Old Country Store, Inc.                   1,900    180,006
*   Crocs, Inc.                                             10,475    158,487
    CSS Industries, Inc.                                       200      4,794
#   CST Brands, Inc.                                         3,059     99,815
    CTC Media, Inc.                                         15,875    137,636
    Culp, Inc.                                                 600     10,830
*   Cumulus Media, Inc. Class A                              6,797     43,569
#   Dana Holding Corp.                                       9,919    209,985
#   Darden Restaurants, Inc.                                 5,819    289,262
*   Deckers Outdoor Corp.                                    2,737    216,086
#*  dELiA*s, Inc.                                              100         85
    Delphi Automotive P.L.C.                                 2,100    140,364
*   Delta Apparel, Inc.                                        600      9,138
    Destination Maternity Corp.                              1,363     33,612
*   Destination XL Group, Inc.                               3,677     19,856
    DeVry Education Group, Inc.                              5,721    257,617
    Dick's Sporting Goods, Inc.                                892     46,973
    Dillard's, Inc. Class A                                  3,750    367,237
    DineEquity, Inc.                                         1,903    144,266
*   DIRECTV                                                  3,462    268,651

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Consumer Discretionary -- (Continued)
*   Discovery Communications, Inc. Class A                   1,200 $   91,080
*   Discovery Communications, Inc. Class B                     100      7,512
*   Discovery Communications, Inc. Class C                     700     49,091
*   DISH Network Corp. Class A                               1,278     72,667
*   Dixie Group, Inc. (The)                                    200      3,014
*   Dollar General Corp.                                     4,567    257,761
*   Dollar Tree, Inc.                                        2,810    146,317
    Domino's Pizza, Inc.                                     2,400    178,512
#*  Dorman Products, Inc.                                    3,152    181,398
#   DR Horton, Inc.                                         11,443    254,950
#*  DreamWorks Animation SKG, Inc. Class A                   6,140    147,544
    Drew Industries, Inc.                                    1,794     90,274
    DSW, Inc. Class A                                        2,580     86,146
#   Dunkin' Brands Group, Inc.                               5,639    256,631
#*  Education Management Corp.                               3,157     12,533
    Einstein Noah Restaurant Group, Inc.                     1,208     18,555
*   Emerson Radio Corp.                                      1,100      2,233
#*  Entercom Communications Corp. Class A                    2,204     23,803
    Entravision Communications Corp. Class A                 2,950     15,665
    Escalade, Inc.                                             350      5,152
#   Ethan Allen Interiors, Inc.                              2,800     67,984
*   EW Scripps Co. Class A                                   3,700     63,381
    Expedia, Inc.                                            4,275    303,482
*   Express, Inc.                                            6,979    101,684
    Family Dollar Stores, Inc.                               1,510     88,712
*   Famous Dave's Of America, Inc.                             600     15,894
*   Federal-Mogul Holdings Corp.                             6,576    113,239
*   Fiesta Restaurant Group, Inc.                            1,467     53,707
    Finish Line, Inc. (The) Class A                          5,243    144,340
    Flexsteel Industries, Inc.                                 148      5,079
    Foot Locker, Inc.                                        7,045    327,804
    Ford Motor Co.                                          35,509    573,470
*   Fossil Group, Inc.                                         696     74,228
    Fred's, Inc. Class A                                     2,937     53,512
*   FTD Cos., Inc.                                           1,811     54,946
*   Fuel Systems Solutions, Inc.                             2,116     22,176
#*  G-III Apparel Group, Ltd.                                1,994    143,109
*   Gaiam, Inc. Class A                                        597      4,406
#   GameStop Corp. Class A                                   8,800    349,184
*   Gaming Partners International Corp.                        400      3,380
    Gannett Co., Inc.                                       10,017    272,162
    Gap, Inc. (The)                                          6,360    249,948
#   Garmin, Ltd.                                             6,797    388,109
*   Geeknet, Inc.                                              200      2,960
    General Motors Co.                                      32,061  1,105,463
*   Genesco, Inc.                                            1,759    134,335
    Gentex Corp.                                            10,200    292,434
*   Gentherm, Inc.                                           3,727    135,476
#   Genuine Parts Co.                                        1,894    165,005
    GNC Holdings, Inc. Class A                               4,300    193,500
    Goodyear Tire & Rubber Co. (The)                         6,380    160,776
#   Gordmans Stores, Inc.                                    1,178      5,289

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
    Graham Holdings Co. Class B                                700 $469,861
*   Grand Canyon Education, Inc.                             3,056  131,775
*   Gray Television, Inc.                                    5,793   65,171
#   Group 1 Automotive, Inc.                                 1,800  129,834
#*  Groupon, Inc.                                           15,534  108,583
    Guess?, Inc.                                             6,685  179,893
    H&R Block, Inc.                                          5,581  158,612
    Hanesbrands, Inc.                                        2,400  197,016
    Harley-Davidson, Inc.                                    4,021  297,313
    Harman International Industries, Inc.                    2,306  252,761
#   Harte-Hanks, Inc.                                        3,769   30,303
#   Hasbro, Inc.                                             1,400   77,364
    Haverty Furniture Cos., Inc.                             2,057   52,536
*   Helen of Troy, Ltd.                                      2,520  158,004
#*  hhgregg, Inc.                                            2,852   24,584
#*  Hibbett Sports, Inc.                                     1,300   70,005
    Hillenbrand, Inc.                                        5,753  174,891
    Home Depot, Inc. (The)                                  10,837  861,650
*   HomeAway, Inc.                                           3,532  115,214
    Hooker Furniture Corp.                                     554    7,673
#*  Hovnanian Enterprises, Inc. Class A                      5,995   26,738
    HSN, Inc.                                                2,457  142,604
*   Hyatt Hotels Corp. Class A                               2,106  118,526
#*  Iconix Brand Group, Inc.                                 6,468  274,890
    International Speedway Corp. Class A                     2,160   67,910
    Interpublic Group of Cos., Inc. (The)                    9,100  158,522
    Interval Leisure Group, Inc.                             4,657  120,011
#*  iRobot Corp.                                             2,856   95,676
#*  ITT Educational Services, Inc.                             800   21,600
*   Jack in the Box, Inc.                                    3,415  182,839
#   JAKKS Pacific, Inc.                                        496    4,345
#*  JC Penney Co., Inc.                                      6,640   56,573
    John Wiley & Sons, Inc. Class A                          2,307  132,560
    John Wiley & Sons, Inc. Class B                            142    8,347
    Johnson Controls, Inc.                                  21,706  979,809
    Johnson Outdoors, Inc. Class A                              75    1,570
*   Jos A Bank Clothiers, Inc.                               2,720  175,576
*   Journal Communications, Inc. Class A                     3,665   29,393
#*  K12, Inc.                                                2,800   66,304
*   Kate Spade & Co.                                         3,438  119,539
#   KB Home                                                  6,016   99,324
*   Kirkland's, Inc.                                         1,734   29,669
    Kohl's Corp.                                            10,677  584,993
#*  Krispy Kreme Doughnuts, Inc.                             4,997   87,647
    L Brands, Inc.                                           3,500  189,700
    La-Z-Boy, Inc.                                           5,515  133,628
*   Lakeland Industries, Inc.                                  300    2,130
#*  Lamar Advertising Co. Class A                            2,536  126,597
#*  Lands' End, Inc.                                         1,188   32,848
#*  LeapFrog Enterprises, Inc.                               3,800   26,030
    Lear Corp.                                               4,197  348,603
*   Learning Tree International, Inc.                          700    2,135

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
#*  Lee Enterprises, Inc.                                    1,100 $  4,422
#   Leggett & Platt, Inc.                                    9,377  308,128
#   Lennar Corp. Class A                                     6,700  258,553
    Lennar Corp. Class B                                     1,400   45,528
*   Libbey, Inc.                                               737   19,656
*   Liberty Global P.L.C. Class A                            1,303   51,885
*   Liberty Global P.L.C. Class C                            3,305  127,011
*   Liberty Interactive Corp. Class A                       19,993  580,997
#*  Liberty Interactive Corp. Class B                           60    1,808
*   Liberty Media Corp. Class A                              2,330  302,224
*   Liberty Media Corp. Class B                                 87   10,914
*   Liberty Ventures Series A                                2,914  169,129
*   Liberty Ventures Series B                                    6      358
#*  Life Time Fitness, Inc.                                  4,100  196,800
    Lifetime Brands, Inc.                                      706   13,485
*   LIN Media LLC Class A                                    2,600   60,918
#   Lincoln Educational Services Corp.                       1,400    5,712
#   Lions Gate Entertainment Corp.                           3,279   86,992
    Lithia Motors, Inc. Class A                              2,490  184,957
*   Live Nation Entertainment, Inc.                         17,465  364,669
*   LKQ Corp.                                                6,700  195,104
*   Loral Space & Communications, Inc.                         980   70,550
    Lowe's Cos., Inc.                                       13,724  630,069
*   Luby's, Inc.                                             1,850   10,027
#*  Lululemon Athletica, Inc.                                1,200   55,116
#*  Lumber Liquidators Holdings, Inc.                        1,700  148,172
*   M/I Homes, Inc.                                          2,000   44,540
    Macy's, Inc.                                             5,040  289,447
*   Madison Square Garden Co. (The) Class A                  4,878  266,339
    Marcus Corp. (The)                                       1,500   25,095
    Marine Products Corp.                                    2,227   15,812
*   MarineMax, Inc.                                          2,363   37,950
#   Marriott International, Inc. Class A                     4,303  249,273
*   Marriott Vacations Worldwide Corp.                       1,155   62,924
*   Martha Stewart Living Omnimedia, Inc. Class A            3,017   11,796
    Mattel, Inc.                                             2,652  103,998
    Matthews International Corp. Class A                     2,321   93,652
#*  Mattress Firm Holding Corp.                                851   38,457
*   McClatchy Co. (The) Class A                              4,116   22,556
    McDonald's Corp.                                         9,103  922,862
#   MDC Holdings, Inc.                                       4,142  114,319
#*  Media General, Inc. Class A                              1,600   24,512
    Men's Wearhouse, Inc. (The)                              4,405  208,709
    Meredith Corp.                                           2,985  131,549
*   Meritage Homes Corp.                                     3,886  149,922
*   Michael Kors Holdings, Ltd.                              2,900  264,480
*   Modine Manufacturing Co.                                 4,909   80,900
*   Mohawk Industries, Inc.                                  3,572  472,969
#   Monro Muffler Brake, Inc.                                1,950  109,980
#   Morningstar, Inc.                                        1,514  111,022
*   Motorcar Parts of America, Inc.                            900   24,696
    Movado Group, Inc.                                       1,800   70,704

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
*   Murphy USA, Inc.                                         2,546 $108,205
    NACCO Industries, Inc. Class A                             500   26,795
*   Nathan's Famous, Inc.                                      300   14,784
    National CineMedia, Inc.                                 3,158   47,970
*   Nautilus, Inc.                                           2,810   23,407
*   Netflix, Inc.                                              800  257,632
*   New York & Co., Inc.                                     5,501   23,049
#   New York Times Co. (The) Class A                        16,087  258,679
    Newell Rubbermaid, Inc.                                  3,836  115,502
*   News Corp. Class A                                      12,298  209,312
#*  News Corp. Class B                                       1,775   29,359
    Nexstar Broadcasting Group, Inc. Class A                 1,000   39,850
    NIKE, Inc. Class B                                       4,862  354,683
    Nordstrom, Inc.                                          4,069  249,348
    Nutrisystem, Inc.                                        2,677   40,155
*   NVR, Inc.                                                  100  107,700
*   O'Reilly Automotive, Inc.                                1,850  275,261
*   Office Depot, Inc.                                      42,218  172,672
    Omnicom Group, Inc.                                      1,941  131,367
*   Orbitz Worldwide, Inc.                                   4,361   32,053
*   Orient-Express Hotels, Ltd. Class A                      7,773  101,826
#*  Outerwall, Inc.                                          2,385  165,400
*   Overstock.com, Inc.                                        945   15,139
    Oxford Industries, Inc.                                  1,769  116,772
#*  Pacific Sunwear of California, Inc.                      4,200   12,096
#*  Panera Bread Co. Class A                                 1,100  168,267
    Papa John's International, Inc.                          2,782  122,019
    Penske Automotive Group, Inc.                            7,775  356,561
*   Pep Boys-Manny, Moe & Jack (The)                         3,200   32,704
*   Perfumania Holdings, Inc.                                  260    1,724
*   Perry Ellis International, Inc.                          1,310   19,781
#   PetMed Express, Inc.                                     1,883   24,648
#   PetSmart, Inc.                                           1,100   74,448
#   Pier 1 Imports, Inc.                                     8,159  148,983
#   Polaris Industries, Inc.                                   900  120,897
    Pool Corp.                                               1,800  106,236
*   Popeyes Louisiana Kitchen, Inc.                          1,022   38,938
*   Priceline Group, Inc. (The)                                300  347,325
    PulteGroup, Inc.                                         7,148  131,452
    PVH Corp.                                                3,210  403,080
#*  Quiksilver, Inc.                                        15,874  101,911
#*  RadioShack Corp.                                         5,500    7,865
    Ralph Lauren Corp.                                         400   60,548
*   Red Lion Hotels Corp.                                    1,300    7,475
*   Red Robin Gourmet Burgers, Inc.                          1,136   77,225
#   Regal Entertainment Group Class A                        3,770   70,876
    Regis Corp.                                              4,206   55,267
#   Rent-A-Center, Inc.                                      5,251  153,382
*   Rentrak Corp.                                              600   34,194
    RG Barry Corp.                                           1,159   21,187
    Rocky Brands, Inc.                                         402    5,885
    Ross Stores, Inc.                                        2,527  172,038

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Consumer Discretionary -- (Continued)
    Royal Caribbean Cruises, Ltd.                            9,989 $  530,716
*   Ruby Tuesday, Inc.                                       5,355     41,287
#   Ryland Group, Inc. (The)                                 3,927    150,758
*   Sally Beauty Holdings, Inc.                              2,585     70,855
#   Scholastic Corp.                                           500     16,455
    Scripps Networks Interactive, Inc. Class A               1,493    112,080
#*  Sears Holdings Corp.                                     3,952    173,137
*   Select Comfort Corp.                                     2,376     43,718
    Service Corp. International                             18,620    349,497
#*  Shiloh Industries, Inc.                                    800     15,792
    Shoe Carnival, Inc.                                      1,830     41,797
#*  Shutterfly, Inc.                                         3,960    162,083
    Signet Jewelers, Ltd.                                    3,285    332,836
#   Sinclair Broadcast Group, Inc. Class A                   2,200     58,806
#*  Sirius XM Holdings, Inc.                                19,489     62,170
    Six Flags Entertainment Corp.                            5,664    227,353
*   Sizmek, Inc.                                             2,881     27,600
*   Skechers U.S.A., Inc. Class A                            3,792    155,434
*   Skyline Corp.                                              400      2,040
    Sonic Automotive, Inc. Class A                           3,663     89,157
#*  Sonic Corp.                                              4,575     87,108
#   Sotheby's                                                5,452    229,311
    Spartan Motors, Inc.                                     3,249     17,252
    Speedway Motorsports, Inc.                               2,279     41,455
    Stage Stores, Inc.                                       1,633     31,321
    Standard Motor Products, Inc.                            2,454     93,227
#*  Standard Pacific Corp.                                  15,972    127,616
*   Stanley Furniture Co., Inc.                                661      1,930
#   Staples, Inc.                                           25,627    320,337
    Starbucks Corp.                                          6,756    477,109
    Starwood Hotels & Resorts Worldwide, Inc.                2,200    168,630
*   Starz                                                    8,151    263,033
*   Starz Class B                                               87      2,811
    Stein Mart, Inc.                                         3,005     37,563
*   Steiner Leisure, Ltd.                                    1,169     50,466
*   Steven Madden, Ltd.                                      5,325    189,623
*   Stoneridge, Inc.                                         2,545     27,206
*   Strayer Education, Inc.                                    400     17,052
#   Sturm Ruger & Co., Inc.                                  1,000     64,350
    Superior Industries International, Inc.                  2,981     63,018
#*  Systemax, Inc.                                           1,842     31,848
    Target Corp.                                             8,382    517,588
#*  Tempur Sealy International, Inc.                         2,572    129,063
*   Tenneco, Inc.                                            2,272    136,025
*   Tesla Motors, Inc.                                         880    182,943
    Texas Roadhouse, Inc.                                    7,300    180,602
#   Thor Industries, Inc.                                    4,033    245,489
    Tiffany & Co.                                            1,628    142,434
#*  Tile Shop Holdings, Inc.                                   500      7,048
    Time Warner Cable, Inc.                                  7,128  1,008,327
    Time Warner, Inc.                                       24,494  1,627,871
    TJX Cos., Inc. (The)                                     7,136    415,172

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Consumer Discretionary -- (Continued)
*   Toll Brothers, Inc.                                      6,851 $   234,578
*   Tower International, Inc.                                  723      20,107
    Town Sports International Holdings, Inc.                 1,582      11,090
    Tractor Supply Co.                                       2,032     136,632
    Trans World Entertainment Corp.                            200         654
#*  TripAdvisor, Inc.                                        1,869     150,903
*   TRW Automotive Holdings Corp.                            5,841     469,324
#*  Tuesday Morning Corp.                                    1,700      23,766
#   Tupperware Brands Corp.                                  1,250     106,137
    Twenty-First Century Fox, Inc. Class A                  16,284     521,414
    Twenty-First Century Fox, Inc. Class B                   3,600     112,752
*   Ulta Salon Cosmetics & Fragrance, Inc.                   1,000      87,710
#*  Under Armour, Inc. Class A                               1,800      88,002
*   Unifi, Inc.                                              1,402      31,040
*   Universal Electronics, Inc.                              1,382      51,618
#   Universal Technical Institute, Inc.                      1,356      16,286
*   Urban Outfitters, Inc.                                   1,800      64,179
*   US Auto Parts Network, Inc.                              1,256       3,919
    Vail Resorts, Inc.                                       3,704     256,428
#   Value Line, Inc.                                           213       3,106
*   Valuevision Media, Inc. Class A                          3,340      15,631
    VF Corp.                                                 2,408     147,105
    Viacom, Inc. Class A                                       100       8,497
    Viacom, Inc. Class B                                     3,419     290,547
*   Visteon Corp.                                            4,378     380,054
*   Vitamin Shoppe, Inc.                                     2,349     112,470
*   VOXX International Corp.                                 1,300      15,275
    Walt Disney Co. (The)                                   23,347   1,852,351
#   Weight Watchers International, Inc.                        800      15,840
    Wendy's Co. (The)                                       34,658     288,008
*   West Marine, Inc.                                        1,553      16,617
#*  Wet Seal, Inc. (The) Class A                             5,000       5,650
    Weyco Group, Inc.                                           47       1,179
    Whirlpool Corp.                                          3,820     585,912
    Williams-Sonoma, Inc.                                    2,819     177,090
    Winmark Corp.                                              200      15,172
*   Winnebago Industries, Inc.                               3,180      76,002
#   Wolverine World Wide, Inc.                               6,022     169,218
#   World Wrestling Entertainment, Inc. Class A              1,000      19,500
    Wyndham Worldwide Corp.                                  5,900     420,906
    Yum! Brands, Inc.                                        3,538     272,391
*   Zagg, Inc.                                               1,449       6,303
#*  Zale Corp.                                               2,942      62,929
#*  Zumiez, Inc.                                             3,207      78,411
                                                                   -----------
Total Consumer Discretionary                                        61,804,094
                                                                   -----------
Consumer Staples -- (4.9%)
#   Alico, Inc.                                                422      14,736
    Andersons, Inc. (The)                                    2,571     160,148
    Avon Products, Inc.                                      2,400      36,672
    B&G Foods, Inc.                                          4,472     146,682
*   Boulder Brands, Inc.                                     5,333      78,715

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Consumer Staples -- (Continued)
    Bunge, Ltd.                                              7,830 $  623,660
#   Cal-Maine Foods, Inc.                                    2,015    120,155
    Calavo Growers, Inc.                                     1,314     40,852
#   Campbell Soup Co.                                        4,819    219,216
#   Casey's General Stores, Inc.                             4,060    278,760
*   Central Garden and Pet Co.                                 800      6,504
*   Central Garden and Pet Co. Class A                       2,700     22,329
*   Chiquita Brands International, Inc.                      3,325     38,171
#   Clorox Co. (The)                                         2,077    188,384
    Coca-Cola Bottling Co. Consolidated                        556     45,720
    Coca-Cola Co. (The)                                     40,564  1,654,606
    Coca-Cola Enterprises, Inc.                             15,066    684,599
    Colgate-Palmolive Co.                                    7,881    530,391
    ConAgra Foods, Inc.                                     15,379    469,213
    Costco Wholesale Corp.                                   4,120    476,602
    CVS Caremark Corp.                                      31,331  2,278,390
*   Darling International, Inc.                             11,839    236,898
#   Dean Foods Co.                                           9,594    151,969
#*  Diamond Foods, Inc.                                      1,200     36,684
    Dr Pepper Snapple Group, Inc.                           11,425    633,174
*   Elizabeth Arden, Inc.                                    2,188     80,387
    Energizer Holdings, Inc.                                 3,067    342,553
    Estee Lauder Cos., Inc. (The) Class A                    1,600    116,112
*   Farmer Bros. Co.                                         1,692     33,349
    Flowers Foods, Inc.                                      6,595    135,329
    Fresh Del Monte Produce, Inc.                            4,360    125,960
#*  Fresh Market, Inc. (The)                                 2,400     89,040
    General Mills, Inc.                                      5,689    301,631
#*  Hain Celestial Group, Inc. (The)                         3,100    266,662
#   Herbalife, Ltd.                                          1,000     59,980
    Hillshire Brands Co. (The)                               4,852    172,974
    Hormel Foods Corp.                                       2,636    125,711
    Ingles Markets, Inc. Class A                               871     20,024
    Ingredion, Inc.                                          4,509    317,659
    Inter Parfums, Inc.                                      3,000    109,770
*   Inventure Foods, Inc.                                      900     10,818
    J&J Snack Foods Corp.                                    1,284    120,182
    JM Smucker Co. (The)                                     4,049    391,457
#   John B. Sanfilippo & Son, Inc.                             600     13,830
    Kellogg Co.                                              1,200     80,196
#   Keurig Green Mountain, Inc.                              1,879    176,025
    Kimberly-Clark Corp.                                     3,648    409,488
    Kraft Foods Group, Inc.                                  4,309    245,010
    Kroger Co. (The)                                         4,739    218,184
    Lancaster Colony Corp.                                   2,193    208,072
#   Lifeway Foods, Inc.                                        300      4,503
*   Mannatech, Inc.                                             40        651
#   McCormick & Co., Inc.(579780206)                         1,351     96,191
    McCormick & Co., Inc.(579780107)                            90      6,422
    Mead Johnson Nutrition Co.                               3,300    291,258
#*  Medifast, Inc.                                           1,258     39,816
    Mondelez International, Inc. Class A                    46,216  1,647,600

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Consumer Staples -- (Continued)
*   Monster Beverage Corp.                                   3,919 $   262,416
#*  National Beverage Corp.                                  1,434      27,648
    Nu Skin Enterprises, Inc. Class A                          900      78,300
*   Nutraceutical International Corp.                          500      12,460
    Oil-Dri Corp. of America                                   300      10,053
*   Omega Protein Corp.                                      1,690      19,198
#   Orchids Paper Products Co.                                  98       2,633
*   Pantry, Inc. (The)                                       1,645      24,741
    PepsiCo, Inc.                                           18,070   1,552,032
*   Pilgrim's Pride Corp.                                    8,940     195,428
*   Post Holdings, Inc.                                      3,056     159,707
#   Pricesmart, Inc.                                           727      69,821
    Procter & Gamble Co. (The)                              38,323   3,163,564
*   Revlon, Inc. Class A                                     2,472      74,506
*   Rite Aid Corp.                                          19,981     145,861
    Rocky Mountain Chocolate Factory, Inc.                     400       4,780
    Safeway, Inc.                                           11,539     393,018
#   Sanderson Farms, Inc.                                    3,166     260,467
*   Seneca Foods Corp. Class A                                 600      17,040
#   Snyder's-Lance, Inc.                                     5,772     153,304
    Spartan Stores, Inc.                                     2,400      51,696
    Spectrum Brands Holdings, Inc.                           4,780     367,247
#*  Susser Holdings Corp.                                    2,380     184,164
    Sysco Corp.                                              4,394     160,073
#   Tootsie Roll Industries, Inc.                            2,383      67,177
*   TreeHouse Foods, Inc.                                    3,372     252,361
    Tyson Foods, Inc. Class A                               15,018     630,306
#*  United Natural Foods, Inc.                               2,500     172,575
#*  USANA Health Sciences, Inc.                              1,200      81,432
    Village Super Market, Inc. Class A                         548      13,256
    Walgreen Co.                                            12,504     849,022
#   WD-40 Co.                                                  900      65,556
    Weis Markets, Inc.                                       1,778      81,948
*   WhiteWave Foods Co. (The) Class A                        4,210     116,575
    Whole Foods Market, Inc.                                 1,800      89,460
                                                                   -----------
Total Consumer Staples                                              25,239,899
                                                                   -----------
Energy -- (12.6%)
    Adams Resources & Energy, Inc.                             317      22,843
    Alon USA Energy, Inc.                                    4,953      80,684
#*  Alpha Natural Resources, Inc.                           19,979      85,910
    Anadarko Petroleum Corp.                                14,242   1,410,243
    Apache Corp.                                            11,090     962,612
#*  Approach Resources, Inc.                                 1,880      39,010
#   Arch Coal, Inc.                                          5,856      26,820
*   Atwood Oceanics, Inc.                                    5,597     277,387
    Baker Hughes, Inc.                                      11,739     820,556
*   Basic Energy Services, Inc.                              3,797     100,317
#*  Bill Barrett Corp.                                       3,669      86,882
    Bolt Technology Corp.                                      600      10,128
#*  Bonanza Creek Energy, Inc.                               4,334     210,719
#*  BPZ Resources, Inc.                                      8,963      24,200

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
    Bristow Group, Inc.                                       2,743 $   210,662
#*  C&J Energy Services, Inc.                                 4,789     143,957
    Cabot Oil & Gas Corp.                                     5,200     204,256
*   Cal Dive International, Inc.                              1,016       1,504
*   Callon Petroleum Co.                                      3,100      28,458
*   Cameron International Corp.                               4,374     284,135
#   CARBO Ceramics, Inc.                                      2,000     279,820
#*  Carrizo Oil & Gas, Inc.                                   4,888     268,938
*   Cheniere Energy, Inc.                                     5,300     299,185
    Chesapeake Energy Corp.                                  29,668     852,955
    Chevron Corp.                                            52,178   6,549,383
    Cimarex Energy Co.                                        4,336     516,504
#*  Clayton Williams Energy, Inc.                               900     130,032
#*  Clean Energy Fuels Corp.                                  6,207      54,932
*   Cloud Peak Energy, Inc.                                   5,067      99,769
*   Cobalt International Energy, Inc.                         3,855      69,390
#   Comstock Resources, Inc.                                  4,683     130,187
*   Concho Resources, Inc.                                    4,246     553,891
    ConocoPhillips                                           36,204   2,690,319
    CONSOL Energy, Inc.                                       7,900     351,629
*   Contango Oil & Gas Co.                                    1,101      52,892
#*  Continental Resources, Inc.                                 400      55,408
    Core Laboratories NV                                        500      93,840
    Dawson Geophysical Co.                                      600      16,956
    Delek US Holdings, Inc.                                   6,086     194,691
#   Denbury Resources, Inc.                                  18,784     315,947
    Devon Energy Corp.                                       10,148     710,360
#   Diamond Offshore Drilling, Inc.                           4,336     236,789
*   Dresser-Rand Group, Inc.                                  1,722     104,078
*   Dril-Quip, Inc.                                           1,546     174,884
#*  Emerald Oil, Inc.                                         3,042      21,507
#*  Endeavour International Corp.                             2,609       8,975
    Energen Corp.                                             1,996     155,508
#   Energy XXI Bermuda, Ltd.                                  4,432     106,058
*   ENGlobal Corp.                                            1,300       2,782
    EnLink Midstream LLC                                      3,227     114,010
    EOG Resources, Inc.                                      16,592   1,626,016
*   EPL Oil & Gas, Inc.                                       3,869     151,433
    EQT Corp.                                                 1,923     209,588
*   Era Group, Inc.                                           1,688      48,192
*   Escalera Resources Co.                                      600       1,638
    Evolution Petroleum Corp.                                   900      10,620
    Exterran Holdings, Inc.                                   6,071     261,174
    Exxon Mobil Corp.                                       147,900  15,146,439
*   FieldPoint Petroleum Corp.                                  100         552
*   FMC Technologies, Inc.                                    3,171     179,796
#*  Geospace Technologies Corp.                                 961      55,863
#*  Gevo, Inc.                                                  415         427
*   Goodrich Petroleum Corp.                                    528      13,279
#   Green Plains Renewable Energy, Inc.                       2,274      67,993
*   Gulf Coast Ultra Deep Royalty Trust                      12,505      36,765
    Gulf Island Fabrication, Inc.                             1,358      27,241

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Energy -- (Continued)
    Gulfmark Offshore, Inc. Class A                          1,928 $   86,779
*   Gulfport Energy Corp.                                    3,229    237,880
#*  Halcon Resources Corp.                                  24,970    137,834
    Halliburton Co.                                         14,716    928,138
*   Harvest Natural Resources, Inc.                          4,100     18,491
*   Helix Energy Solutions Group, Inc.                       9,213    221,481
    Helmerich & Payne, Inc.                                  5,370    583,451
#*  Hercules Offshore, Inc.                                 13,737     61,404
    Hess Corp.                                               7,612    678,686
    HollyFrontier Corp.                                     10,348    544,201
*   Hornbeck Offshore Services, Inc.                         2,781    115,217
*   ION Geophysical Corp.                                   10,968     48,259
*   Key Energy Services, Inc.                                8,901     89,366
    Kinder Morgan, Inc.                                     15,250    498,065
*   Kodiak Oil & Gas Corp.                                  21,196    269,401
#*  Laredo Petroleum, Inc.                                     475     13,884
#   LinnCo LLC                                               4,813    132,646
#*  Magnum Hunter Resources Corp.                            7,316     62,186
    Marathon Oil Corp.                                      20,042    724,518
    Marathon Petroleum Corp.                                11,016  1,023,937
*   Matador Resources Co.                                    6,992    200,810
*   Matrix Service Co.                                       2,700     83,619
#*  McDermott International, Inc.                           15,569    112,564
*   Mitcham Industries, Inc.                                   900     12,420
    Murphy Oil Corp.                                         2,553    161,937
    Nabors Industries, Ltd.                                 18,389    469,287
    National Oilwell Varco, Inc.                             9,418    739,596
*   Natural Gas Services Group, Inc.                         1,108     34,005
*   Newfield Exploration Co.                                 7,284    246,563
*   Newpark Resources, Inc.                                  8,826    106,265
    Noble Corp. P.L.C.                                      12,988    400,160
    Noble Energy, Inc.                                      10,198    732,012
#   Nordic American Tankers, Ltd.                              168      1,450
#*  Northern Oil and Gas, Inc.                               2,700     41,661
#*  Nuverra Environmental Solutions, Inc.                    1,352     22,998
#*  Oasis Petroleum, Inc.                                    6,211    288,874
    Occidental Petroleum Corp.                              24,164  2,313,703
    Oceaneering International, Inc.                          1,148     84,125
*   Oil States International, Inc.                           3,899    378,749
    ONEOK, Inc.                                             12,855    812,693
#*  Overseas Shipholding Group, Inc.                         1,675      9,548
*   Pacific Drilling SA                                      3,167     31,385
    Panhandle Oil and Gas, Inc. Class A                        600     26,310
*   Parker Drilling Co.                                      8,879     58,868
    Patterson-UTI Energy, Inc.                              12,755    414,920
*   PDC Energy, Inc.                                         3,256    207,310
    Peabody Energy Corp.                                    15,257    290,036
*   Penn Virginia Corp.                                      5,869     97,660
*   PetroQuest Energy, Inc.                                  5,703     34,332
*   PHI, Inc. Non-Voting                                       908     40,678
    Phillips 66                                             15,782  1,313,378
*   Pioneer Energy Services Corp.                            5,857     87,679

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Energy -- (Continued)
    Pioneer Natural Resources Co.                            2,405 $   464,814
#*  PostRock Energy Corp.                                      100         137
    QEP Resources, Inc.                                      8,803     270,164
    Range Resources Corp.                                    1,930     174,569
*   Renewable Energy Group, Inc.                               735       8,651
#*  Rentech, Inc.                                            5,699      12,082
*   Rex Energy Corp.                                         5,942     125,139
*   RigNet, Inc.                                             1,558      72,852
#*  Rosetta Resources, Inc.                                  3,594     170,140
*   Rowan Cos. P.L.C. Class A                                9,249     285,979
    RPC, Inc.                                                8,850     196,736
#*  SandRidge Energy, Inc.                                  23,137     158,720
#   Scorpio Tankers, Inc.                                    3,807      34,301
#*  SEACOR Holdings, Inc.                                    1,688     140,762
#   SemGroup Corp. Class A                                   4,251     271,554
    Ship Finance International, Ltd.                         6,632     116,922
    SM Energy Co.                                            4,655     345,075
*   Southwestern Energy Co.                                 15,170     726,340
    Spectra Energy Corp.                                     3,706     147,165
*   Stone Energy Corp.                                       5,053     247,850
    Superior Energy Services, Inc.                          13,677     450,247
#*  Swift Energy Co.                                         2,735      33,723
#*  Synergy Resources Corp.                                  7,374      85,833
    Targa Resources Corp.                                    1,635     176,564
#   Teekay Corp.                                             7,749     434,796
*   Tesco Corp.                                              2,624      52,480
    Tesoro Corp.                                             7,560     425,552
*   TETRA Technologies, Inc.                                 8,049     100,613
*   TGC Industries, Inc.                                     1,518       7,681
    Tidewater, Inc.                                          3,471     176,778
#   Transocean, Ltd.                                         8,707     375,010
#*  Triangle Petroleum Corp.                                 6,897      66,349
#*  Ultra Petroleum Corp.                                    4,272     127,306
*   Unit Corp.                                               4,431     292,224
#*  Uranium Energy Corp.                                       866         927
*   Vaalco Energy, Inc.                                      4,700      43,334
    Valero Energy Corp.                                     14,251     814,730
#   W&T Offshore, Inc.                                       7,431     142,675
*   Warren Resources, Inc.                                   5,300      26,871
*   Weatherford International, Ltd.                         38,430     807,030
#   Western Refining, Inc.                                   8,738     380,103
*   Westmoreland Coal Co.                                      911      26,975
*   Whiting Petroleum Corp.                                  5,729     422,342
*   Willbros Group, Inc.                                     5,278      58,639
    Williams Cos., Inc. (The)                                6,702     282,623
    World Fuel Services Corp.                                6,100     277,794
*   WPX Energy, Inc.                                        10,818     230,207
                                                                   -----------
Total Energy                                                        64,700,695
                                                                   -----------
Financials -- (19.2%)
    1st Source Corp.                                         1,800      53,082
    1st United Bancorp, Inc.                                 1,593      11,661

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
    ACE, Ltd.                                                 7,573 $  774,869
*   Affiliated Managers Group, Inc.                           2,100    416,220
    Aflac, Inc.                                              12,821    804,133
    Alexander & Baldwin, Inc.                                 4,289    160,023
*   Alleghany Corp.                                             903    368,406
    Allied World Assurance Co. Holdings AG                    2,911    313,486
    Allstate Corp. (The)                                     12,654    720,645
*   Altisource Asset Management Corp.                            75     73,369
#*  Altisource Portfolio Solutions SA                           756     78,405
*   American Capital, Ltd.                                   26,965    404,205
    American Equity Investment Life Holding Co.               5,756    134,230
    American Express Co.                                     10,615    928,069
    American Financial Group, Inc.                            7,928    463,233
    American International Group, Inc.                       38,892  2,066,332
    American National Insurance Co.                           1,942    218,300
    Ameriprise Financial, Inc.                                6,445    719,455
*   Ameris Bancorp                                            1,761     37,456
    AMERISAFE, Inc.                                           1,338     57,066
    AmeriServ Financial, Inc.                                   300      1,044
#   Amtrust Financial Services, Inc.                          6,353    245,671
    Aon P.L.C.                                                3,700    314,056
*   Arch Capital Group, Ltd.                                  6,938    397,686
    Argo Group International Holdings, Ltd.                   1,925     85,508
    Arrow Financial Corp.                                       890     22,277
    Arthur J Gallagher & Co.                                  4,972    223,839
    Aspen Insurance Holdings, Ltd.                            4,935    225,924
    Associated Banc-Corp                                     12,191    213,952
    Assurant, Inc.                                            7,350    495,463
    Assured Guaranty, Ltd.                                   14,403    344,376
*   Asta Funding, Inc.                                          707      5,776
    Astoria Financial Corp.                                   8,659    114,818
#*  Atlanticus Holdings Corp.                                   886      2,153
#*  AV Homes, Inc.                                              800     13,704
    Axis Capital Holdings, Ltd.                               7,521    344,086
    Baldwin & Lyons, Inc. Class B                               900     23,409
    Banc of California, Inc.                                    500      6,285
    Bancfirst Corp.                                             940     54,717
*   Bancorp, Inc.                                             3,613     57,158
#   BancorpSouth, Inc.                                        9,490    221,686
    Bank Mutual Corp.                                         3,171     19,089
    Bank of America Corp.                                   234,131  3,544,743
    Bank of Commerce Holdings                                   300      1,905
    Bank of Hawaii Corp.                                      4,732    261,064
    Bank of New York Mellon Corp. (The)                      25,450    861,991
#   Bank of the Ozarks, Inc.                                  3,400    203,660
    BankFinancial Corp.                                       1,124     11,060
    BankUnited, Inc.                                          7,941    261,974
    Banner Corp.                                              2,038     80,583
    Bar Harbor Bankshares                                        27      1,015
    BB&T Corp.                                               18,673    697,063
    BBCN Bancorp, Inc.                                        7,097    109,365
*   Beneficial Mutual Bancorp, Inc.                           5,210     67,938

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Financials -- (Continued)
*   Berkshire Hathaway, Inc. Class B                        13,145 $1,693,733
    Berkshire Hills Bancorp, Inc.                            1,648     38,613
    BGC Partners, Inc. Class A                              20,789    149,057
    BlackRock, Inc.                                          3,388  1,019,788
*   BofI Holding, Inc.                                       1,200     96,732
#   BOK Financial Corp.                                      3,080    201,494
    Boston Private Financial Holdings, Inc.                  6,453     80,727
    Brookline Bancorp, Inc.                                  5,953     54,053
    Brown & Brown, Inc.                                     11,540    343,661
    Bryn Mawr Bank Corp.                                     1,000     27,280
    Calamos Asset Management, Inc. Class A                   1,542     18,782
#   Camden National Corp.                                      553     21,108
    Cape Bancorp, Inc.                                         300      3,195
*   Capital Bank Financial Corp. Class A                        64      1,526
#   Capital City Bank Group, Inc.                              900     12,510
    Capital One Financial Corp.                             16,041  1,185,430
    Capital Southwest Corp.                                    400     14,040
    Capitol Federal Financial, Inc.                         14,898    179,372
    Cardinal Financial Corp.                                 2,617     43,966
#   Cash America International, Inc.                         2,741    119,371
    Cathay General Bancorp                                   7,725    182,310
    CBOE Holdings, Inc.                                      3,638    194,124
*   CBRE Group, Inc. Class A                                 3,138     83,596
    Center Bancorp, Inc.                                       980     18,140
    Centerstate Banks, Inc.                                  1,997     21,907
    Central Pacific Financial Corp.                          2,177     40,862
    Charles Schwab Corp. (The)                              14,375    381,656
    Chemical Financial Corp.                                 2,781     78,063
    Chubb Corp. (The)                                        7,426    683,786
    Cincinnati Financial Corp.                               8,379    408,392
    CIT Group, Inc.                                         10,353    445,697
    Citigroup, Inc.                                         79,782  3,822,356
    Citizens Holding Co.                                       160      3,003
#*  Citizens, Inc.                                           3,580     23,521
    City Holding Co.                                         1,300     55,887
    City National Corp.                                      4,076    295,795
    Clifton Bancorp, Inc.                                    1,468     17,014
    CME Group, Inc.                                          8,053    566,851
    CNA Financial Corp.                                      2,259     92,506
    CNB Financial Corp.                                        590      9,747
    CNO Financial Group, Inc.                               17,267    297,856
    CoBiz Financial, Inc.                                    3,215     32,279
#   Cohen & Steers, Inc.                                       914     37,026
    Columbia Banking System, Inc.                            5,401    134,053
#   Comerica, Inc.                                           9,504    458,473
    Commerce Bancshares, Inc.                                8,723    379,276
#   Community Bank System, Inc.                              4,081    151,772
#*  Community Bankers Trust Corp.                              100        412
    Community Trust Bancorp, Inc.                            1,298     47,857
#   Consolidated-Tomoka Land Co.                               300     11,859
*   Consumer Portfolio Services, Inc.                        1,096      7,650
*   Cowen Group, Inc. Class A                               11,008     45,243

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Financials -- (Continued)
    Crawford & Co. Class A                                     900 $  8,685
#   Crawford & Co. Class B                                   2,209   25,227
*   Credit Acceptance Corp.                                    737   96,930
#   Cullen/Frost Bankers, Inc.                               5,496  419,949
#   CVB Financial Corp.                                     10,411  150,543
#*  DFC Global Corp.                                         4,301   40,085
#   Diamond Hill Investment Group, Inc.                         60    7,123
    Dime Community Bancshares, Inc.                          3,585   58,435
    Discover Financial Services                              9,207  514,671
    Donegal Group, Inc. Class A                              1,577   23,277
#*  Doral Financial Corp.                                      120    1,147
*   E*TRADE Financial Corp.                                 26,518  595,329
    East West Bancorp, Inc.                                 13,183  454,945
    Eaton Vance Corp.                                        4,654  167,870
*   eHealth, Inc.                                            1,477   61,872
    EMC Insurance Group, Inc.                                  651   21,476
    Employers Holdings, Inc.                                 2,963   60,297
#*  Encore Capital Group, Inc.                               2,316  100,098
    Endurance Specialty Holdings, Ltd.                       4,248  215,883
*   Enstar Group, Ltd.                                       1,015  131,036
    Enterprise Financial Services Corp.                      1,162   20,765
    Erie Indemnity Co. Class A                               1,940  139,001
#   ESB Financial Corp.                                        498    6,285
    ESSA Bancorp, Inc.                                         800    8,312
    Evercore Partners, Inc. Class A                          2,800  149,604
    Everest Re Group, Ltd.                                   2,884  455,759
*   Ezcorp, Inc. Class A                                     3,136   32,708
    FBL Financial Group, Inc. Class A                        1,900   84,949
    Federal Agricultural Mortgage Corp. Class C                900   32,022
#   Federated Investors, Inc. Class B                        5,290  150,977
    Fidelity National Financial, Inc. Class A               12,528  403,151
    Fidelity Southern Corp.                                    667    8,811
    Fifth Third Bancorp                                     25,514  525,844
#   Financial Engines, Inc.                                    276   12,213
    Financial Institutions, Inc.                               944   21,854
*   First Acceptance Corp.                                     900    2,151
#   First American Financial Corp.                           9,336  248,338
    First Bancorp                                            1,100   18,931
    First Bancorp, Inc.                                        181    2,883
*   First BanCorp.                                           4,411   22,673
    First Busey Corp.                                        6,162   33,891
*   First Cash Financial Services, Inc.                      2,437  118,852
    First Citizens BancShares, Inc. Class A                    337   75,788
    First Commonwealth Financial Corp.                       8,831   75,858
    First Community Bancshares, Inc.                         1,200   17,772
    First Connecticut Bancorp, Inc.                            711   11,269
    First Defiance Financial Corp.                             674   18,211
    First Financial Bancorp                                  5,027   81,387
#   First Financial Bankshares, Inc.                         2,292  135,343
    First Financial Corp.                                    1,038   33,226
    First Financial Holdings, Inc.                           1,571   90,285
    First Financial Northwest, Inc.                          1,000   10,200

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Financials -- (Continued)
    First Horizon National Corp.                            20,764 $  238,578
    First Interstate Bancsystem, Inc.                          877     21,829
#*  First Marblehead Corp. (The)                                30        158
    First Merchants Corp.                                    2,666     56,573
    First Midwest Bancorp, Inc.                              6,291    102,984
    First Niagara Financial Group, Inc.                     32,449    289,445
    First Republic Bank                                      4,611    234,054
    First South Bancorp, Inc.                                  100        803
    FirstMerit Corp.                                        11,254    218,215
    Flushing Financial Corp.                                 2,159     41,496
    FNB Corp.                                               14,269    177,506
*   Forest City Enterprises, Inc. Class A                   15,624    295,450
*   Forestar Group, Inc.                                     3,415     58,226
    Fox Chase Bancorp, Inc.                                    906     15,112
    Franklin Resources, Inc.                                 4,279    224,006
    Fulton Financial Corp.                                  20,201    246,250
#   FXCM, Inc. Class A                                       3,568     55,233
#   Gain Capital Holdings, Inc.                                 56        566
    GAMCO Investors, Inc. Class A                              400     30,372
*   Genworth Financial, Inc. Class A                        30,352    541,783
    German American Bancorp, Inc.                            1,018     26,509
    GFI Group, Inc.                                          9,133     33,975
    Glacier Bancorp, Inc.                                    7,284    186,907
*   Global Indemnity P.L.C.                                  1,457     39,048
    Goldman Sachs Group, Inc. (The)                         11,096  1,773,363
    Great Southern Bancorp, Inc.                               967     27,724
*   Green Dot Corp. Class A                                  2,677     46,499
#   Greenhill & Co., Inc.                                    1,209     60,631
*   Greenlight Capital Re, Ltd. Class A                      2,800     89,124
    Guaranty Bancorp                                           260      3,273
*   Hallmark Financial Services, Inc.                        1,226     10,298
    Hancock Holding Co.                                      6,490    218,908
    Hanmi Financial Corp.                                    3,114     66,235
    Hanover Insurance Group, Inc. (The)                      4,002    233,917
*   Harris & Harris Group, Inc.                              1,900      6,821
    Hartford Financial Services Group, Inc. (The)           25,028    897,754
    HCC Insurance Holdings, Inc.                             8,986    412,817
#   HCI Group, Inc.                                          1,345     52,025
    Heartland Financial USA, Inc.                            1,412     34,312
    Heritage Commerce Corp.                                  1,500     12,180
#   Heritage Financial Corp.                                   916     14,803
    Heritage Financial Group, Inc.                             299      5,756
    HFF, Inc. Class A                                        2,015     68,510
*   Hilltop Holdings, Inc.                                   8,119    181,378
#*  Home Bancorp, Inc.                                         500     10,125
    Home BancShares, Inc.                                    5,809    184,203
    Home Federal Bancorp, Inc.                               1,034     15,562
    HopFed Bancorp, Inc.                                         6         68
    Horace Mann Educators Corp.                              3,333    100,223
    Horizon Bancorp                                            450      8,996
*   Howard Hughes Corp. (The)                                3,700    528,212
    Hudson City Bancorp, Inc.                               25,524    254,219

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
    Hudson Valley Holding Corp.                                 983 $   18,048
    Huntington Bancshares, Inc.                              42,414    388,512
    Iberiabank Corp.                                          2,289    143,978
*   ICG Group, Inc.                                           3,148     64,156
#*  Imperial Holdings, Inc.                                      33        221
#   Independence Holding Co.                                    330      4,310
#   Independent Bank Corp.(453836108)                         1,890     70,157
    Independent Bank Corp.(453838609)                            40        521
    Interactive Brokers Group, Inc. Class A                   6,009    143,615
    IntercontinentalExchange Group, Inc.                      2,623    536,246
    International Bancshares Corp.                            4,874    111,907
#*  Intervest Bancshares Corp. Class A                          850      6,435
#*  INTL. FCStone, Inc.                                       1,274     24,104
    Invesco, Ltd.                                            18,509    651,702
*   Investment Technology Group, Inc.                         2,400     49,536
    Investors Bancorp, Inc.                                   9,958    266,177
#   Janus Capital Group, Inc.                                18,711    226,964
    JMP Group, Inc.                                           1,310      9,052
    Jones Lang LaSalle, Inc.                                  3,267    378,613
    JPMorgan Chase & Co.                                    106,167  5,943,229
*   KCG Holdings, Inc. Class A                                  647      6,438
*   Kearny Financial Corp.                                    2,195     32,003
    Kemper Corp.                                              4,518    178,054
    Kennedy-Wilson Holdings, Inc.                             7,113    155,348
    KeyCorp                                                  50,594    690,102
#*  Ladenburg Thalmann Financial Services, Inc.               6,193     16,907
    Lakeland Bancorp, Inc.                                    2,052     21,423
    Lakeland Financial Corp.                                  1,443     52,814
    Legg Mason, Inc.                                         11,042    517,759
#   Life Partners Holdings, Inc.                              1,000      2,730
    Lincoln National Corp.                                   14,837    719,743
    LNB Bancorp, Inc.                                           500      5,690
    Loews Corp.                                               8,609    378,538
#   Louisiana Bancorp, Inc.                                     100      1,950
    LPL Financial Holdings, Inc.                              4,601    217,857
#   M&T Bank Corp.                                            7,257    885,427
#   Macatawa Bank Corp.                                       1,400      6,818
#   Maiden Holdings, Ltd.                                     5,000     59,000
    MainSource Financial Group, Inc.                          1,400     23,142
    Manning & Napier, Inc.                                      562      9,340
*   Markel Corp.                                                794    496,980
    MarketAxess Holdings, Inc.                                2,293    123,547
    Marlin Business Services Corp.                            1,180     20,261
    Marsh & McLennan Cos., Inc.                               4,378    215,879
    MB Financial, Inc.                                        5,662    151,968
*   MBIA, Inc.                                               19,349    234,510
*   MBT Financial Corp.                                         154        759
    MCG Capital Corp.                                         6,000     20,160
    McGraw Hill Financial, Inc.                               2,380    175,953
#   Meadowbrook Insurance Group, Inc.                         2,627     14,711
    Medallion Financial Corp.                                 1,523     20,713
#   Mercantile Bank Corp.                                       625     12,194

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Financials -- (Continued)
    Merchants Bancshares, Inc.                                 444 $   12,907
    Mercury General Corp.                                    5,303    253,802
*   Meridian Interstate Bancorp, Inc.                        1,162     29,364
    MetLife, Inc.                                           25,275  1,323,146
*   Metro Bancorp, Inc.                                        900     18,378
#*  MGIC Investment Corp.                                   12,754    109,684
    MidSouth Bancorp, Inc.                                     600     10,032
    Montpelier Re Holdings, Ltd.                             4,472    136,754
    Moody's Corp.                                            4,708    369,578
    Morgan Stanley                                          33,219  1,027,464
*   MSCI, Inc.                                               8,283    335,793
    NASDAQ OMX Group, Inc. (The)                            10,311    380,476
#   National Interstate Corp.                                1,011     28,328
    National Penn Bancshares, Inc.                          15,874    155,089
*   Navigators Group, Inc. (The)                             1,318     75,086
    NBT Bancorp, Inc.                                        3,211     72,729
    Nelnet, Inc. Class A                                     3,237    136,796
#   New Hampshire Thrift Bancshares, Inc.                      300      4,425
#   New York Community Bancorp, Inc.                        25,831    398,056
*   NewBridge Bancorp                                          500      3,845
*   NewStar Financial, Inc.                                  3,876     44,264
    Nicholas Financial, Inc.                                    82      1,289
    Northeast Community Bancorp, Inc.                          436      3,174
    Northern Trust Corp.                                    11,092    668,293
    Northfield Bancorp, Inc.                                 5,307     68,832
    Northrim BanCorp, Inc.                                     400      9,596
    Northwest Bancshares, Inc.                               9,213    122,441
    OceanFirst Financial Corp.                               1,430     23,195
*   Ocwen Financial Corp.                                    3,436    130,224
    OFG Bancorp                                              4,365     74,467
#   Old National Bancorp                                     8,225    116,137
    Old Republic International Corp.                        23,478    388,796
    OmniAmerican Bancorp, Inc.                                 994     24,711
    OneBeacon Insurance Group, Ltd. Class A                  2,219     34,261
    Oppenheimer Holdings, Inc. Class A                         900     22,914
    Oritani Financial Corp.                                  4,852     71,955
    Pacific Continental Corp.                                1,246     16,422
    PacWest Bancorp                                          8,400    330,708
    Park National Corp.                                      1,052     76,291
    Park Sterling Corp.                                      2,086     13,622
    PartnerRe, Ltd.                                          3,342    352,247
    Peapack Gladstone Financial Corp.                           87      1,654
#   Penns Woods Bancorp, Inc.                                  229     10,076
#   People's United Financial, Inc.                         28,485    406,766
    Peoples Bancorp, Inc.                                      848     22,107
#*  PHH Corp.                                                5,872    139,577
*   Phoenix Cos., Inc. (The)                                   193      8,496
*   PICO Holdings, Inc.                                      1,698     39,479
    Pinnacle Financial Partners, Inc.                        2,728     94,307
*   Piper Jaffray Cos.                                       1,000     43,860
    Platinum Underwriters Holdings, Ltd.                     2,634    165,178
    PNC Financial Services Group, Inc. (The)                11,956  1,004,782

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Financials -- (Continued)
*   Popular, Inc.                                            8,062 $249,116
#*  Portfolio Recovery Associates, Inc.                      4,682  267,576
*   Preferred Bank                                           1,221   26,190
    Primerica, Inc.                                          5,346  245,328
    Principal Financial Group, Inc.                         15,031  704,052
    PrivateBancorp, Inc.                                     7,429  204,818
    ProAssurance Corp.                                       5,966  270,976
    Progressive Corp. (The)                                  8,102  196,473
    Prosperity Bancshares, Inc.                              4,936  291,224
    Protective Life Corp.                                    6,825  349,099
    Provident Financial Holdings, Inc.                         600    8,442
    Provident Financial Services, Inc.                       4,366   75,881
    Prudential Financial, Inc.                              10,420  840,686
    Pulaski Financial Corp.                                    751    7,758
    QC Holdings, Inc.                                          900    1,863
    Radian Group, Inc.                                      10,400  145,392
    Raymond James Financial, Inc.                            6,261  311,172
    Regions Financial Corp.                                 72,311  733,234
    Reinsurance Group of America, Inc.                       6,455  495,163
#   RenaissanceRe Holdings, Ltd.                             3,240  327,920
    Renasant Corp.                                           2,030   55,257
    Republic Bancorp, Inc. Class A                           1,292   31,021
*   Republic First Bancorp, Inc.                             1,200    5,304
    Resource America, Inc. Class A                             852    7,251
*   Riverview Bancorp, Inc.                                    100      348
#   RLI Corp.                                                3,676  158,289
    S&T Bancorp, Inc.                                        2,253   52,405
#*  Safeguard Scientifics, Inc.                              1,663   34,940
    Safety Insurance Group, Inc.                             1,159   62,250
    Sandy Spring Bancorp, Inc.                               1,810   43,530
    SEI Investments Co.                                      3,130  101,349
    Selective Insurance Group, Inc.                          4,634  106,304
    SI Financial Group, Inc.                                   243    2,867
    Sierra Bancorp                                             844   13,175
*   Signature Bank                                           3,863  459,002
    Simmons First National Corp. Class A                     1,400   50,624
    Simplicity Bancorp, Inc.                                   726   12,589
    SLM Corp.                                               17,771  457,603
#   Southside Bancshares, Inc.                               1,567   43,207
    Southwest Bancorp, Inc.                                  1,486   24,816
#*  St Joe Co. (The)                                         4,685   83,627
    StanCorp Financial Group, Inc.                           3,583  218,921
    State Auto Financial Corp.                               2,212   45,258
    State Street Corp.                                      12,158  784,920
    Sterling Bancorp                                         6,913   82,679
#   Stewart Information Services Corp.                       1,852   56,486
*   Stifel Financial Corp.                                   6,251  292,359
    Stock Yards Bancorp Inc                                  1,000   29,480
*   Suffolk Bancorp                                            658   14,430
*   Sun Bancorp, Inc.                                        4,675   17,765
    SunTrust Banks, Inc.                                    11,740  449,172
    Susquehanna Bancshares, Inc.                            18,744  194,188

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
*   SVB Financial Group                                       3,769 $  402,115
*   SWS Group, Inc.                                             700      5,187
    Symetra Financial Corp.                                   6,728    139,000
    Synovus Financial Corp.                                  64,460    206,917
    T Rowe Price Group, Inc.                                  1,900    156,047
*   Taylor Capital Group, Inc.                                1,781     37,917
    TCF Financial Corp.                                      12,961    203,488
    TD Ameritrade Holding Corp.                              12,360    394,284
*   Tejon Ranch Co.                                           1,276     39,569
    Territorial Bancorp, Inc.                                   900     18,414
*   Texas Capital Bancshares, Inc.                            3,704    208,128
    TF Financial Corp.                                           39      1,223
*   TFS Financial Corp.                                      16,138    216,088
    Tompkins Financial Corp.                                  1,233     58,124
#   Torchmark Corp.                                           4,021    320,474
#   Tower Group International, Ltd.                           3,613      8,888
#   TowneBank                                                 2,139     33,005
    Travelers Cos., Inc. (The)                               10,611    961,144
*   Tree.com, Inc.                                              973     28,295
    Trico Bancshares                                          1,559     37,806
    TrustCo Bank Corp.                                        8,924     58,988
    Trustmark Corp.                                           6,690    153,000
    U.S. Bancorp                                             50,752  2,069,667
#   UMB Financial Corp.                                       4,263    250,281
#   Umpqua Holdings Corp.                                     8,401    139,709
    Union Bankshares Corp.                                    3,433     87,850
    United Bankshares, Inc.                                   5,077    148,502
*   United Community Banks, Inc.                              3,504     56,590
*   United Community Financial Corp.                          2,544      8,472
    United Financial Bancorp, Inc.(91030T109)                 1,317     23,232
    United Financial Bancorp, Inc.(910304104)                 2,137     28,123
    United Fire Group, Inc.                                   1,591     44,262
*   United Security Bancshares                                  367      2,068
#   Universal Insurance Holdings, Inc.                        4,299     62,894
    Univest Corp. of Pennsylvania                             1,300     25,623
    Unum Group                                               15,320    508,930
    Validus Holdings, Ltd.                                    8,657    320,915
#   Valley National Bancorp                                  14,262    142,905
    ViewPoint Financial Group, Inc.                           3,435     89,550
*   Virtus Investment Partners, Inc.                            532     98,415
    Waddell & Reed Financial, Inc. Class A                    2,307    155,607
*   Walker & Dunlop, Inc.                                     1,702     26,687
    Washington Banking Co.                                    1,187     20,416
    Washington Federal, Inc.                                  8,949    193,119
    Washington Trust Bancorp, Inc.                            1,189     40,664
    Waterstone Financial, Inc.                                1,426     14,845
    Webster Financial Corp.                                   9,486    285,908
    Wells Fargo & Co.                                       129,181  6,412,545
    WesBanco, Inc.                                            2,821     85,307
#   West Bancorporation, Inc.                                   899     13,044
#   Westamerica Bancorporation                                1,988    101,030
*   Western Alliance Bancorp                                  6,834    157,660

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Financials -- (Continued)
    Westfield Financial, Inc.                                1,934 $    13,248
    Westwood Holdings Group, Inc.                              360      20,941
    Willis Group Holdings P.L.C.                             5,006     205,196
    Wilshire Bancorp, Inc.                                   6,648      66,480
    Wintrust Financial Corp.                                 2,818     126,303
#*  WisdomTree Investments, Inc.                             9,500     107,255
#*  World Acceptance Corp.                                   1,200      87,120
    WR Berkley Corp.                                         6,950     307,468
    WSFS Financial Corp.                                       110       7,438
    XL Group P.L.C.                                         15,066     472,319
*   Yadkin Financial Corp.                                     166       3,179
    Zions Bancorp.                                          14,959     432,614
                                                                   -----------
Total Financials                                                    98,142,610
                                                                   -----------
Health Care -- (2.4%)
#*  Abaxis, Inc.                                               500      20,305
#*  Accuray, Inc.                                            5,614      47,157
#*  Albany Molecular Research, Inc.                          2,219      35,637
#*  Alere, Inc.                                              7,542     251,903
#*  Align Technology, Inc.                                   1,994     100,478
*   Allscripts Healthcare Solutions, Inc.                   14,312     217,829
    AmerisourceBergen Corp.                                  4,700     306,346
    Analogic Corp.                                           1,079      81,011
*   AngioDynamics, Inc.                                      1,785      23,990
*   Anika Therapeutics, Inc.                                   897      38,338
*   ArthroCare Corp.                                         2,493     120,985
#*  athenahealth, Inc.                                         848     104,847
#   Atrion Corp.                                               178      51,323
#*  Baxano Surgical, Inc.                                    1,149         977
*   Boston Scientific Corp.                                 59,701     752,830
#*  Bovie Medical Corp.                                        200         790
*   Bruker Corp.                                             5,422     112,018
*   Cambrex Corp.                                            3,800      77,862
    Cantel Medical Corp.                                     3,548     117,652
    Cardinal Health, Inc.                                    4,078     283,462
*   CareFusion Corp.                                        11,304     441,534
#*  Cepheid, Inc.                                            1,468      63,829
*   Cerner Corp.                                             1,200      61,560
*   Charles River Laboratories International, Inc.           4,195     225,355
#   Computer Programs & Systems, Inc.                          397      25,063
    CONMED Corp.                                             2,606     120,736
*   Covance, Inc.                                            3,517     310,481
    CR Bard, Inc.                                              995     136,643
    CryoLife, Inc.                                           1,842      16,725
*   Cutera, Inc.                                             1,041      10,733
#*  Cyberonics, Inc.                                         1,300      76,908
*   Cynosure, Inc. Class A                                   1,466      35,976
    DENTSPLY International, Inc.                             5,600     249,928
    Digirad Corp.                                              600       1,908
#*  Edwards Lifesciences Corp.                               1,100      89,617
*   Exactech, Inc.                                             760      16,887
*   Globus Medical, Inc. Class A                             1,843      45,006

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Health Care -- (Continued)
*   Greatbatch, Inc.                                         1,800 $ 82,854
*   Haemonetics Corp.                                        3,784  114,882
*   HealthStream, Inc.                                         733   16,602
*   Henry Schein, Inc.                                       3,073  351,029
    Hill-Rom Holdings, Inc.                                  6,318  236,040
#*  Hologic, Inc.                                           14,790  310,368
*   ICU Medical, Inc.                                        1,365   76,140
#*  IDEXX Laboratories, Inc.                                   585   73,967
*   Integra LifeSciences Holdings Corp.                      2,879  131,225
*   Intuitive Surgical, Inc.                                   225   81,382
    Invacare Corp.                                           2,100   33,180
    LeMaitre Vascular, Inc.                                    800    6,568
#*  Luminex Corp.                                            1,922   36,922
#*  Masimo Corp.                                             3,292   88,094
    McKesson Corp.                                           2,088  353,269
*   MedAssets, Inc.                                          6,271  143,167
*   Medical Action Industries, Inc.                            700    4,487
*   Medidata Solutions, Inc.                                 1,848   67,101
    Medtronic, Inc.                                         14,000  823,480
#   Meridian Bioscience, Inc.                                2,062   41,178
*   Merit Medical Systems, Inc.                              3,300   42,471
*   Mettler-Toledo International, Inc.                         589  137,308
*   MWI Veterinary Supply, Inc.                                675  105,732
*   Natus Medical, Inc.                                      2,472   61,380
*   NuVasive, Inc.                                           3,601  121,390
*   Omnicell, Inc.                                           3,791  100,386
*   OraSure Technologies, Inc.                               1,425    9,334
*   Orthofix International NV                                1,246   37,629
#   Owens & Minor, Inc.                                      6,644  222,840
*   PAREXEL International Corp.                              2,213  100,359
#   Patterson Cos., Inc.                                     6,055  246,438
*   PharMerica Corp.                                         1,793   48,752
#*  PhotoMedex, Inc.                                           413    6,240
    Quality Systems, Inc.                                    3,331   49,199
*   Quidel Corp.                                             1,711   36,701
#   ResMed, Inc.                                             3,037  151,394
*   RTI Surgical, Inc.                                       3,864   16,615
#*  Sirona Dental Systems, Inc.                              3,126  235,138
*   Spectranetics Corp.                                      1,700   36,142
    St Jude Medical, Inc.                                    4,668  296,278
*   Staar Surgical Co.                                         600   10,206
    STERIS Corp.                                             5,081  244,142
    Stryker Corp.                                            4,150  322,662
*   SurModics, Inc.                                            300    6,528
*   Symmetry Medical, Inc.                                   3,353   27,696
#   Teleflex, Inc.                                           3,100  316,479
*   Thoratec Corp.                                           5,256  172,292
*   Tornier NV                                                 511    8,672
#   Utah Medical Products, Inc.                                296   15,034
*   Varian Medical Systems, Inc.                             1,000   79,550
*   Vascular Solutions, Inc.                                 2,112   46,274
*   Waters Corp.                                             1,300  128,102

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Health Care -- (Continued)
    West Pharmaceutical Services, Inc.                       5,622 $   243,882
*   Wright Medical Group, Inc.                               3,960     108,306
    Zimmer Holdings, Inc.                                    6,719     650,399
                                                                   -----------
Total Health Care                                                   12,188,514
                                                                   -----------
Industrials -- (12.2%)
    3M Co.                                                   7,605   1,057,779
    AAON, Inc.                                               2,880      81,648
    AAR Corp.                                                3,317      85,910
    ABM Industries, Inc.                                     5,652     153,113
#   Acacia Research Corp.                                    4,008      64,288
*   ACCO Brands Corp.                                        4,130      25,317
#*  Accuride Corp.                                           1,372       7,738
    Aceto Corp.                                              2,579      56,429
#*  Acorn Energy, Inc.                                       1,200       2,784
    Actuant Corp. Class A                                    5,651     191,343
    Acuity Brands, Inc.                                      1,655     206,163
#   ADT Corp. (The)                                          9,356     282,925
*   Advisory Board Co. (The)                                 1,400      80,164
*   AECOM Technology Corp.                                   9,552     309,676
#*  Aegion Corp.                                             3,771      96,123
    AGCO Corp.                                               4,569     254,493
*   Air Transport Services Group, Inc.                       4,074      31,899
    Aircastle, Ltd.                                          3,400      59,738
    Alamo Group, Inc.                                          900      47,808
    Alaska Air Group, Inc.                                   7,000     658,560
#   Albany International Corp. Class A                       2,900     104,342
    Allegiant Travel Co.                                     1,650     193,793
    Allegion P.L.C.                                          1,303      64,303
    Allied Motion Technologies, Inc.                           400       4,536
    Allison Transmission Holdings, Inc.                      5,724     170,804
    Altra Industrial Motion Corp.                            3,013     102,924
    AMERCO                                                   1,927     481,962
#*  Ameresco, Inc. Class A                                   1,816      11,641
*   American Airlines Group, Inc.                            8,897     312,018
    American Railcar Industries, Inc.                        1,731     120,201
    American Science & Engineering, Inc.                       700      47,040
*   American Woodmark Corp.                                  1,528      45,855
    AMETEK, Inc.                                             3,858     203,394
    AO Smith Corp.                                           5,500     257,180
    Apogee Enterprises, Inc.                                 2,835      90,068
    Applied Industrial Technologies, Inc.                    3,412     163,503
*   ARC Document Solutions, Inc.                             2,986      19,110
    ArcBest Corp.                                            1,800      70,956
    Argan, Inc.                                              1,370      36,675
*   Armstrong World Industries, Inc.                         1,710      89,878
    Astec Industries, Inc.                                   2,062      82,377
*   Astronics Corp.                                            805      45,982
*   Astronics Corp. Class B                                    161       9,161
*   Atlas Air Worldwide Holdings, Inc.                       2,284      79,917
*   Avis Budget Group, Inc.                                 11,621     611,148
#   AZZ, Inc.                                                2,433     105,641

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
*   B/E Aerospace, Inc.                                      4,444 $390,050
    Baltic Trading, Ltd.                                       800    4,792
    Barnes Group, Inc.                                       4,970  191,444
    Barrett Business Services, Inc.                            700   35,287
*   Beacon Roofing Supply, Inc.                              4,820  171,496
*   Blount International, Inc.                               6,191   69,153
#*  BlueLinx Holdings, Inc.                                  3,787    4,961
    Brady Corp. Class A                                      4,124  106,358
*   Breeze-Eastern Corp.                                       497    4,920
#   Briggs & Stratton Corp.                                  3,200   68,384
    Brink's Co. (The)                                        4,162  105,881
#*  Builders FirstSource, Inc.                               2,395   18,801
*   CAI International, Inc.                                  1,816   39,498
    Carlisle Cos., Inc.                                      4,095  336,814
*   Casella Waste Systems, Inc. Class A                      1,900    9,690
#*  CBIZ, Inc.                                               2,941   25,204
    CDI Corp.                                                1,400   21,448
    Ceco Environmental Corp.                                 1,371   21,785
    Celadon Group, Inc.                                      2,400   55,224
#   CH Robinson Worldwide, Inc.                                700   41,230
#*  Chart Industries, Inc.                                   1,800  122,796
    Chicago Bridge & Iron Co. NV                             2,082  166,706
    Cintas Corp.                                             4,500  265,185
    CIRCOR International, Inc.                               1,865  151,457
#   CLARCOR, Inc.                                            1,441   83,232
#*  Clean Harbors, Inc.                                      1,585   95,100
*   Colfax Corp.                                             6,126  440,949
*   Columbus McKinnon Corp.                                  1,655   43,841
    Comfort Systems USA, Inc.                                2,727   40,905
#*  Commercial Vehicle Group, Inc.                           1,100   10,681
    Con-way, Inc.                                            4,471  189,928
    Copa Holdings SA Class A                                   974  131,763
*   Copart, Inc.                                             4,600  166,842
    Corporate Executive Board Co. (The)                      2,528  174,483
    Courier Corp.                                              900   13,077
    Covanta Holding Corp.                                   12,472  230,108
*   Covenant Transportation Group, Inc. Class A                500    5,125
*   CPI Aerostructures, Inc.                                   400    5,388
*   CRA International, Inc.                                    600   13,062
    Crane Co.                                                2,255  164,006
    CSX Corp.                                               29,531  833,365
    Cummins, Inc.                                            1,784  269,116
    Curtiss-Wright Corp.                                     4,512  288,497
    Danaher Corp.                                           10,605  778,195
    Deere & Co.                                              6,146  573,668
    Delta Air Lines, Inc.                                   11,100  408,813
    Deluxe Corp.                                             4,950  272,002
    Donaldson Co., Inc.                                      1,183   49,792
    Douglas Dynamics, Inc.                                   1,694   28,578
    Dover Corp.                                              6,676  576,806
*   Ducommun, Inc.                                             789   19,149
    Dun & Bradstreet Corp. (The)                             1,341  148,529

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Industrials -- (Continued)
*   DXP Enterprises, Inc.                                    1,200 $  135,852
*   Dycom Industries, Inc.                                   3,315    104,091
    Dynamic Materials Corp.                                    900     18,180
#*  Eagle Bulk Shipping, Inc.                                   75        219
    Eastern Co. (The)                                          312      5,270
    Eaton Corp. P.L.C.                                      13,195    958,485
#*  Echo Global Logistics, Inc.                              1,665     32,567
    EMCOR Group, Inc.                                        5,809    267,156
    Emerson Electric Co.                                     7,742    527,850
    Encore Wire Corp.                                        2,116    103,113
#*  Energy Recovery, Inc.                                    3,500     17,885
*   EnerNOC, Inc.                                            3,307     78,045
    EnerSys, Inc.                                            4,945    334,183
#*  Engility Holdings, Inc.                                    497     21,689
    Ennis, Inc.                                              1,743     26,075
#*  EnPro Industries, Inc.                                   2,200    156,662
    Equifax, Inc.                                            2,735    193,665
    ESCO Technologies, Inc.                                  1,814     60,624
    Espey Manufacturing & Electronics Corp.                    200      5,320
    Expeditors International of Washington, Inc.             1,230     50,725
    Exponent, Inc.                                           1,100     77,462
#   Fastenal Co.                                             2,644    132,412
*   Federal Signal Corp.                                     4,281     64,986
    FedEx Corp.                                              9,578  1,305,002
    Flowserve Corp.                                          2,226    162,609
    Fluor Corp.                                              6,968    527,478
    Fortune Brands Home & Security, Inc.                     6,301    251,095
    Forward Air Corp.                                        2,278    100,756
*   Franklin Covey Co.                                       1,096     22,216
    Franklin Electric Co., Inc.                              4,821    186,428
    FreightCar America, Inc.                                   900     23,634
*   FTI Consulting, Inc.                                     2,930    100,499
#*  Fuel Tech, Inc.                                          1,500      9,135
*   Furmanite Corp.                                          3,862     40,474
    G&K Services, Inc. Class A                               1,625     86,028
    GATX Corp.                                               3,852    252,807
    Generac Holdings, Inc.                                   2,918    171,812
    General Cable Corp.                                      4,217    108,040
*   Genesee & Wyoming, Inc. Class A                          2,914    288,515
*   Gibraltar Industries, Inc.                               2,300     39,284
    Global Power Equipment Group, Inc.                         800     14,024
#*  Goldfield Corp. (The)                                      600      1,236
    Gorman-Rupp Co. (The)                                    1,756     54,524
*   GP Strategies Corp.                                      2,129     55,950
    Graco, Inc.                                              1,834    132,965
#*  GrafTech International, Ltd.                             6,803     76,262
    Graham Corp.                                               700     20,888
    Granite Construction, Inc.                               3,119    116,588
*   Great Lakes Dredge & Dock Corp.                          6,473     55,862
#*  Greenbrier Cos., Inc. (The)                              2,478    129,946
    Griffon Corp.                                            5,226     55,605
*   H&E Equipment Services, Inc.                             2,268     87,431

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
    Hardinge, Inc.                                           1,051 $ 14,041
    Harsco Corp.                                             8,214  196,561
#*  Hawaiian Holdings, Inc.                                  5,433   78,507
#   Healthcare Services Group, Inc.                          3,376   98,242
#   Heartland Express, Inc.                                  8,800  191,488
#   HEICO Corp.                                              2,200  121,704
    HEICO Corp. Class A                                      1,387   56,520
    Heidrick & Struggles International, Inc.                 1,162   21,904
#*  Heritage-Crystal Clean, Inc.                                57      912
    Herman Miller, Inc.                                      4,581  141,232
*   Hertz Global Holdings, Inc.                             27,997  797,075
*   Hexcel Corp.                                             6,800  283,492
*   Hill International, Inc.                                 2,600   17,472
    HNI Corp.                                                3,507  123,552
    Honeywell International, Inc.                            7,169  666,000
    Houston Wire & Cable Co.                                 1,200   14,952
*   Hub Group, Inc. Class A                                  3,042  135,825
    Hubbell, Inc. Class A                                      167   18,721
    Hubbell, Inc. Class B                                      750   88,290
*   Hudson Global, Inc.                                      2,300    8,165
    Hurco Cos., Inc.                                           500   13,330
*   Huron Consulting Group, Inc.                             2,502  178,142
    Hyster-Yale Materials Handling, Inc.                     1,000   96,390
*   ICF International, Inc.                                  1,396   54,402
    IDEX Corp.                                               5,814  433,550
*   IHS, Inc. Class A                                          700   84,441
    Illinois Tool Works, Inc.                                5,172  440,810
    Ingersoll-Rand P.L.C.                                    3,909  233,758
#*  InnerWorkings, Inc.                                      3,312   23,846
#*  Innovative Solutions & Support, Inc.                       400    2,692
    Insperity, Inc.                                          2,668   85,536
    Insteel Industries, Inc.                                 1,312   27,001
*   Integrated Electrical Services, Inc.                       260    1,615
#   Interface, Inc.                                          4,868   87,575
    International Shipholding Corp.                            500   13,470
#   Intersections, Inc.                                      1,300    7,306
    Iron Mountain, Inc.                                     10,903  310,081
    ITT Corp.                                                6,349  273,896
*   Jacobs Engineering Group, Inc.                           5,862  338,237
    JB Hunt Transport Services, Inc.                         1,300   98,930
#*  JetBlue Airways Corp.                                   21,645  171,104
    John Bean Technologies Corp.                             1,711   49,602
#   Joy Global, Inc.                                         6,614  399,353
    Kadant, Inc.                                               500   17,375
    Kaman Corp.                                              1,939   81,380
    Kansas City Southern                                     4,545  458,500
    KAR Auction Services, Inc.                               8,173  243,392
    KBR, Inc.                                                7,060  179,112
    Kelly Services, Inc. Class A                             3,623   76,300
    Kennametal, Inc.                                         6,737  314,820
*   Key Technology, Inc.                                       200    2,466
    Kforce, Inc.                                             3,920   90,630

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
    Kimball International, Inc. Class B                      2,971 $ 49,794
*   Kirby Corp.                                              5,156  518,797
#   Knight Transportation, Inc.                              6,967  165,327
    Knoll, Inc.                                              4,272   77,708
*   Korn/Ferry International                                 3,862  112,191
#   Landstar System, Inc.                                    2,070  130,389
*   Lawson Products, Inc.                                      700   11,725
#*  Layne Christensen Co.                                    1,949   33,952
    LB Foster Co. Class A                                      744   35,228
    Lennox International, Inc.                               2,152  180,402
    Lincoln Electric Holdings, Inc.                          1,200   80,172
    Lindsay Corp.                                            1,207  106,373
#*  LMI Aerospace, Inc.                                        900   12,276
    LS Starrett Co. (The) Class A                              230    3,593
    LSI Industries, Inc.                                     1,905   14,497
*   Lydall, Inc.                                             1,100   25,751
    Manitowoc Co., Inc. (The)                                9,968  316,783
    Manpowergroup, Inc.                                      5,670  461,198
    Marten Transport, Ltd.                                   2,514   58,978
    Masco Corp.                                              5,131  103,082
#*  MasTec, Inc.                                             7,832  309,991
#   Matson, Inc.                                             3,461   81,991
#   McGrath RentCorp                                         1,766   55,770
*   Meritor, Inc.                                            4,975   59,053
*   Metalico, Inc.                                           2,075    3,196
*   Mfri, Inc.                                                 300    3,267
#*  Middleby Corp. (The)                                       810  204,509
    Miller Industries, Inc.                                    800   15,496
*   Mistras Group, Inc.                                      1,695   38,493
    Mobile Mini, Inc.                                        4,479  197,882
*   Moog, Inc. Class A                                       2,878  188,365
*   Moog, Inc. Class B                                         262   17,156
#   MSA Safety, Inc.                                         3,072  162,048
    MSC Industrial Direct Co., Inc. Class A                    500   45,530
    Mueller Industries, Inc.                                 5,524  159,865
    Mueller Water Products, Inc. Class A                    16,709  152,386
#   Multi-Color Corp.                                          800   27,880
*   MYR Group, Inc.                                          1,744   40,914
*   Navigant Consulting, Inc.                                4,670   78,456
#*  NCI Building Systems, Inc.                                 513    8,023
    Nielsen Holdings NV                                      7,725  362,689
    NL Industries, Inc.                                      2,000   20,060
    NN, Inc.                                                 1,333   26,087
    Nordson Corp.                                            2,209  164,239
    Norfolk Southern Corp.                                   8,800  831,864
*   Northwest Pipe Co.                                         665   23,787
#*  Ocean Power Technologies, Inc.                             500    1,350
*   Old Dominion Freight Line, Inc.                          6,105  370,146
*   On Assignment, Inc.                                      5,656  197,960
*   Orbital Sciences Corp.                                   7,578  222,793
*   Orion Energy Systems, Inc.                                 900    4,770
*   Orion Marine Group, Inc.                                 1,535   18,006

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
    Owens Corning                                            6,210 $253,679
    PACCAR, Inc.                                             4,419  282,728
    Pall Corp.                                               1,300  109,395
*   PAM Transportation Services, Inc.                          500   12,445
*   Park-Ohio Holdings Corp.                                 1,285   75,031
    Parker Hannifin Corp.                                    4,400  558,272
*   Patrick Industries, Inc.                                 1,039   41,633
#*  Pendrell Corp.                                           6,146   10,141
    Pentair, Ltd.                                            8,367  621,584
*   PGT, Inc.                                                4,678   46,546
*   Pike Corp.                                               2,564   24,614
#   Pitney Bowes, Inc.                                       8,508  228,014
#*  PMFG, Inc.                                                 999    5,664
#*  Polypore International, Inc.                             3,141  108,930
    Powell Industries, Inc.                                    901   57,051
*   PowerSecure International, Inc.                            984   21,874
    Precision Castparts Corp.                                1,900  480,871
    Preformed Line Products Co.                                322   19,243
    Primoris Services Corp.                                  6,129  171,489
*   Proto Labs, Inc.                                           741   44,860
*   Quality Distribution, Inc.                               1,489   18,717
#   Quanex Building Products Corp.                           3,119   58,762
*   Quanta Services, Inc.                                   11,778  415,528
#   Raven Industries, Inc.                                   3,272  101,105
*   RBC Bearings, Inc.                                       2,352  146,436
*   RCM Technologies, Inc.                                     300    2,034
    Regal-Beloit Corp.                                       3,437  256,847
*   Republic Airways Holdings, Inc.                          4,503   37,420
    Republic Services, Inc.                                 13,754  482,628
    Resources Connection, Inc.                               3,398   46,247
*   Rexnord Corp.                                            1,067   28,532
*   Roadrunner Transportation Systems, Inc.                  3,053   75,195
    Robert Half International, Inc.                          3,697  165,626
    Rockwell Automation, Inc.                                2,345  279,477
    Rollins, Inc.                                            3,098   93,188
    Roper Industries, Inc.                                   3,633  504,805
*   RPX Corp.                                                5,300   86,814
    RR Donnelley & Sons Co.                                 13,937  245,291
#*  Rush Enterprises, Inc. Class A                           2,608   83,717
    Ryder System, Inc.                                       4,651  382,219
*   Saia, Inc.                                               2,095   86,251
    Schawk, Inc.                                             1,063   21,260
#*  Sensata Technologies Holding NV                          1,533   65,107
    SIFCO Industries, Inc.                                     157    5,157
    Simpson Manufacturing Co., Inc.                          4,083  133,882
    SkyWest, Inc.                                            4,435   51,446
*   SL Industries, Inc.                                        160    4,398
    Snap-on, Inc.                                            2,500  290,000
    Southwest Airlines Co.                                  38,606  933,107
*   SP Plus Corp.                                              600   14,652
*   Spirit Aerosystems Holdings, Inc. Class A                9,209  276,546
*   Spirit Airlines, Inc.                                    5,533  314,496

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Industrials -- (Continued)
    SPX Corp.                                                3,471 $  353,487
*   Standard Register Co. (The)                                220      1,597
    Standex International Corp.                              1,192     70,769
    Stanley Black & Decker, Inc.                             5,853    502,714
    Steelcase, Inc. Class A                                  9,725    160,268
*   Stericycle, Inc.                                           993    115,625
*   Sterling Construction Co., Inc.                            832      6,390
#   Sun Hydraulics Corp.                                     1,817     74,279
#*  Swift Transportation Co.                                 7,352    176,816
    Sypris Solutions, Inc.                                   1,400      4,242
#   TAL International Group, Inc.                            3,220    135,820
#*  Taser International, Inc.                                4,043     65,294
#*  Team, Inc.                                               1,660     71,197
#*  Tecumseh Products Co. Class A                              610      3,666
    Tennant Co.                                              1,100     70,169
#   Terex Corp.                                              9,365    405,411
*   Tetra Tech, Inc.                                         4,748    136,125
#   Textainer Group Holdings, Ltd.                           5,806    228,176
*   Thermon Group Holdings, Inc.                               365      8,694
    Timken Co. (The)                                         4,108    259,133
#   Titan International, Inc.                                3,320     58,133
#*  Titan Machinery, Inc.                                    1,637     28,877
    Toro Co. (The)                                           2,217    140,868
    Towers Watson & Co. Class A                              2,442    274,041
    TransDigm Group, Inc.                                    1,020    181,427
*   TRC Cos., Inc.                                           1,036      6,143
*   Trex Co., Inc.                                             718     56,377
*   Trimas Corp.                                             3,517    126,120
    Trinity Industries, Inc.                                 6,685    501,776
    Triumph Group, Inc.                                      4,187    271,359
*   TrueBlue, Inc.                                           4,540    121,445
*   Tutor Perini Corp.                                       3,246     96,082
#   Twin Disc, Inc.                                          1,100     31,823
    Tyco International, Ltd.                                 3,907    159,796
*   Ultralife Corp.                                            900      3,240
    UniFirst Corp.                                           1,405    135,217
    Union Pacific Corp.                                     14,927  2,842,549
*   United Continental Holdings, Inc.                       14,973    611,947
    United Parcel Service, Inc. Class B                      6,514    641,629
#*  United Rentals, Inc.                                     6,365    597,228
    United Stationers, Inc.                                  3,103    116,456
    United Technologies Corp.                               11,308  1,338,076
    Universal Forest Products, Inc.                          1,415     71,443
    Universal Truckload Services, Inc.                       1,125     27,743
    URS Corp.                                                7,053    332,337
    US Ecology, Inc.                                         2,310    103,142
#*  USA Truck, Inc.                                            505      8,413
#*  USG Corp.                                                4,037    120,545
#   UTi Worldwide, Inc.                                     10,073     98,615
#   Valmont Industries, Inc.                                 1,927    286,950
*   Verisk Analytics, Inc. Class A                           2,360    141,812
    Viad Corp.                                               1,848     42,596

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Industrials -- (Continued)
*   Vicor Corp.                                              1,600 $    13,376
#*  Wabash National Corp.                                    4,860      64,930
*   WABCO Holdings, Inc.                                     1,232     131,836
    Wabtec Corp.                                             1,200      89,460
    Waste Connections, Inc.                                  8,268     369,249
    Waste Management, Inc.                                   9,825     436,721
    Watsco, Inc.                                             1,518     156,217
    Watts Water Technologies, Inc. Class A                   2,837     150,928
#   Werner Enterprises, Inc.                                 7,357     188,339
*   Wesco Aircraft Holdings, Inc.                            3,750      75,975
#*  WESCO International, Inc.                                4,200     368,676
*   Willis Lease Finance Corp.                                 400       8,064
    Woodward, Inc.                                           4,997     224,016
    WW Grainger, Inc.                                          500     127,200
#*  XPO Logistics, Inc.                                      1,024      27,791
    Xylem, Inc.                                              7,840     294,706
                                                                   -----------
Total Industrials                                                   62,199,930
                                                                   -----------
Information Technology -- (16.4%)
#*  3D Systems Corp.                                         2,797     132,410
    Accenture P.L.C. Class A                                 6,501     521,510
*   ACI Worldwide, Inc.                                      3,381     193,224
    Activision Blizzard, Inc.                               27,130     542,871
*   Actuate Corp.                                            5,500      30,965
*   Acxiom Corp.                                             8,058     227,558
*   Adobe Systems, Inc.                                      4,517     278,654
#   ADTRAN, Inc.                                             3,700      82,991
*   Advanced Energy Industries, Inc.                         3,977      87,017
#*  Advanced Micro Devices, Inc.                            19,102      78,127
#   Advent Software, Inc.                                    3,324      95,798
*   Agilysys, Inc.                                           1,500      18,810
*   Akamai Technologies, Inc.                                4,915     260,839
*   Alliance Data Systems Corp.                              1,000     241,900
*   Alpha & Omega Semiconductor, Ltd.                        1,573      11,326
    Altera Corp.                                            13,214     429,719
    Amdocs, Ltd.                                             7,478     347,951
    American Software, Inc. Class A                          1,755      16,918
#*  Amkor Technology, Inc.                                  10,538      83,777
    Amphenol Corp. Class A                                   1,929     183,930
*   Amtech Systems, Inc.                                       400       3,420
*   ANADIGICS, Inc.                                          1,360       1,700
    Analog Devices, Inc.                                    13,040     668,822
    Anixter International, Inc.                              2,363     231,527
*   ANSYS, Inc.                                              1,000      76,310
*   AOL, Inc.                                                6,930     296,673
    Apple, Inc.                                             16,277   9,604,895
    Applied Materials, Inc.                                 19,110     364,237
*   Applied Micro Circuits Corp.                             4,195      40,733
*   ARRIS Group, Inc.                                       10,814     282,137
*   Arrow Electronics, Inc.                                  8,995     510,466
*   Aspen Technology, Inc.                                   3,412     146,682
*   Atmel Corp.                                             25,000     194,250

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
*   Autodesk, Inc.                                            2,200 $  105,644
    Automatic Data Processing, Inc.                           4,797    373,974
    Avago Technologies, Ltd.                                  2,800    177,800
#*  AVG Technologies NV                                       1,668     31,242
*   Aviat Networks, Inc.                                      3,735      5,640
*   Avid Technology, Inc.                                     2,744     20,717
    Avnet, Inc.                                               9,919    427,806
    AVX Corp.                                                 6,101     81,448
*   AXT, Inc.                                                 2,400      5,184
#   Badger Meter, Inc.                                        1,200     59,460
*   Bankrate, Inc.                                            7,400    129,648
    Bel Fuse, Inc. Class B                                      700     15,232
    Belden, Inc.                                              4,262    314,578
*   Benchmark Electronics, Inc.                               4,214     97,681
    Black Box Corp.                                           1,262     26,830
    Blackbaud, Inc.                                           1,750     53,287
*   Blackhawk Network Holdings, Inc. Class B                  1,895     43,642
*   Blucora, Inc.                                             3,873     74,555
    Booz Allen Hamilton Holding Corp.                         4,433    103,023
#*  Bottomline Technologies de, Inc.                          3,812    120,612
    Broadcom Corp. Class A                                    6,200    191,022
    Broadridge Financial Solutions, Inc.                      5,714    219,075
*   BroadVision, Inc.                                           200      1,984
*   Brocade Communications Systems, Inc.                     41,480    386,179
    Brooks Automation, Inc.                                   3,979     40,705
*   Bsquare Corp.                                               500      1,600
*   BTU International, Inc.                                     400      1,172
    CA, Inc.                                                 17,698    533,418
*   Cabot Microelectronics Corp.                              2,465    106,907
#*  CACI International, Inc. Class A                          2,066    143,897
*   Cadence Design Systems, Inc.                              6,300     98,028
*   CalAmp Corp.                                              1,600     28,400
*   Calix, Inc.                                               5,315     46,825
*   Cardtronics, Inc.                                         3,588    120,126
*   Cascade Microtech, Inc.                                     700      7,476
#   Cass Information Systems, Inc.                              876     44,247
*   Ceva, Inc.                                                1,230     19,963
*   Checkpoint Systems, Inc.                                  3,000     38,310
*   CIBER, Inc.                                               4,882     21,090
#*  Ciena Corp.                                               5,359    105,947
#*  Cirrus Logic, Inc.                                        6,738    150,257
    Cisco Systems, Inc.                                     113,327  2,618,987
#*  Citrix Systems, Inc.                                      2,202    130,601
#*  Clearfield, Inc.                                            600      9,456
*   Cognex Corp.                                              6,116    210,574
*   Cognizant Technology Solutions Corp. Class A              3,416    163,643
*   Coherent, Inc.                                            1,988    118,703
    Cohu, Inc.                                                1,699     17,500
    Communications Systems, Inc.                                400      4,836
*   CommVault Systems, Inc.                                     924     44,722
    Computer Sciences Corp.                                   9,708    574,519
    Computer Task Group, Inc.                                 1,668     26,371

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Information Technology -- (Continued)
    Compuware Corp.                                         18,820 $  194,975
*   comScore, Inc.                                           1,191     37,314
    Comtech Telecommunications Corp.                         1,300     41,275
*   Comverse, Inc.                                             800     19,952
#*  Concur Technologies, Inc.                                1,121     90,207
    Concurrent Computer Corp.                                1,400     11,746
*   Constant Contact, Inc.                                     710     18,361
#   Convergys Corp.                                          8,388    180,678
#*  Conversant, Inc.                                        10,423    254,738
*   CoreLogic, Inc.                                          9,208    258,100
*   CoStar Group, Inc.                                       1,027    165,234
#*  Cray, Inc.                                               4,033    115,787
#*  Cree, Inc.                                               5,708    269,246
*   Crexendo, Inc.                                             100        318
    CSG Systems International, Inc.                          2,509     66,137
    CTS Corp.                                                1,493     26,560
    Daktronics, Inc.                                         2,912     37,914
*   Datalink Corp.                                           1,905     24,460
*   Dealertrack Technologies, Inc.                           4,432    202,498
#*  Demand Media, Inc.                                       3,316     13,795
#*  Dice Holdings, Inc.                                      4,814     36,827
#   Diebold, Inc.                                            5,091    191,473
*   Digi International, Inc.                                 1,926     17,064
    Digimarc Corp.                                             400     13,208
*   Digital River, Inc.                                      2,881     44,050
*   Diodes, Inc.                                             3,494     92,137
#*  Dolby Laboratories, Inc. Class A                         3,796    151,271
*   Dot Hill Systems Corp.                                     817      3,374
*   DSP Group, Inc.                                          1,882     14,981
    DST Systems, Inc.                                        3,628    334,465
*   DTS, Inc.                                                1,197     22,276
    EarthLink Holdings Corp.                                 5,823     19,856
*   eBay, Inc.                                              10,538    546,185
#   Ebix, Inc.                                               3,114     49,139
#*  Echelon Corp.                                            1,167      3,023
*   EchoStar Corp. Class A                                   3,056    137,398
    Electro Rent Corp.                                       2,186     35,304
    Electro Scientific Industries, Inc.                      1,665     14,119
*   Electronic Arts, Inc.                                    4,650    131,595
*   Electronics for Imaging, Inc.                            4,349    164,349
#*  Ellie Mae, Inc.                                          1,499     36,561
#*  eMagin Corp.                                               200        482
    EMC Corp.                                               49,450  1,275,810
*   Emcore Corp.                                             1,542      7,448
*   Emulex Corp.                                             8,592     61,433
*   Entegris, Inc.                                          13,244    146,876
*   Entropic Communications, Inc.                            6,177     22,793
*   Envestnet, Inc.                                          1,539     56,712
*   EPAM Systems, Inc.                                       1,693     52,703
    EPIQ Systems, Inc.                                       2,540     32,487
*   ePlus, Inc.                                                624     31,225
#*  Equinix, Inc.                                              691    129,777

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Information Technology -- (Continued)
*   Euronet Worldwide, Inc.                                  5,099 $  234,503
*   Exar Corp.                                               4,467     48,333
*   ExlService Holdings, Inc.                                2,149     60,806
*   Extreme Networks, Inc.                                   9,220     52,738
*   F5 Networks, Inc.                                          800     84,136
*   Fabrinet                                                 1,800     38,880
*   Facebook, Inc. Class A                                  10,452    624,821
#   FactSet Research Systems, Inc.                           1,562    166,353
    Fair Isaac Corp.                                         2,930    167,596
*   Fairchild Semiconductor International, Inc.             10,463    133,194
*   FalconStor Software, Inc.                                2,300      3,496
*   FARO Technologies, Inc.                                  1,300     51,870
    FEI Co.                                                  2,700    214,704
    Fidelity National Information Services, Inc.            10,939    584,471
#*  Finisar Corp.                                           10,080    263,592
*   First Solar, Inc.                                        8,456    570,695
*   Fiserv, Inc.                                            10,032    609,745
*   FleetCor Technologies, Inc.                              1,366    155,902
*   FormFactor, Inc.                                         5,406     31,085
    Forrester Research, Inc.                                 2,039     72,242
*   Fortinet, Inc.                                           3,600     79,128
#*  Freescale Semiconductor, Ltd.                            3,035     66,679
*   Frequency Electronics, Inc.                                400      4,262
*   Gartner, Inc.                                            1,984    136,777
*   Genpact, Ltd.                                            8,673    146,227
    Global Payments, Inc.                                    5,539    370,171
*   Google, Inc. Class A                                     2,313  1,237,177
*   Google, Inc. Class C                                     2,313  1,218,165
*   GSI Group, Inc.                                          2,146     26,052
*   GSI Technology, Inc.                                     1,600     10,160
#*  GT Advanced Technologies, Inc.                           5,500     91,355
#*  Guidance Software, Inc.                                    500      4,605
*   Guidewire Software, Inc.                                 1,681     63,475
    Hackett Group, Inc. (The)                                2,800     16,800
*   Harmonic, Inc.                                           9,892     69,541
#   Heartland Payment Systems, Inc.                          2,158     88,349
    Hewlett-Packard Co.                                     84,129  2,781,305
    Hittite Microwave Corp.                                  1,882    111,716
    IAC/InterActiveCorp                                      5,080    336,702
*   ID Systems, Inc.                                           100        563
*   Identive Group, Inc.                                     2,492      2,118
*   IEC Electronics Corp.                                      450      2,003
*   iGATE Corp.                                              3,359    122,939
*   II-VI, Inc.                                              4,368     62,899
*   Imation Corp.                                            1,900      8,208
*   Immersion Corp.                                          1,700     19,278
#*  Infinera Corp.                                          10,687     95,756
*   Informatica Corp.                                        3,140    111,313
*   Ingram Micro, Inc. Class A                              10,867    292,974
*   Innodata, Inc.                                             700      2,359
*   Inphi Corp.                                              2,200     32,538
*   Insight Enterprises, Inc.                                4,000    104,480

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
*   Integrated Device Technology, Inc.                       13,970 $  163,030
*   Integrated Silicon Solution, Inc.                         2,651     38,333
    Intel Corp.                                             174,364  4,653,775
*   Interactive Intelligence Group, Inc.                        300     18,771
#   InterDigital, Inc.                                        3,147    109,264
#*  Internap Network Services Corp.                           4,800     32,256
    International Business Machines Corp.                     8,942  1,756,835
*   International Rectifier Corp.                             7,178    186,915
    Intersil Corp. Class A                                   12,304    151,831
*   Intevac, Inc.                                             1,700     13,685
    Intuit, Inc.                                              2,740    207,555
#*  iPass, Inc.                                               2,100      3,402
#*  IPG Photonics Corp.                                       1,700    109,871
#*  Itron, Inc.                                               3,465    131,670
*   Ixia                                                      7,078     87,909
    IXYS Corp.                                                2,328     25,119
#   j2 Global, Inc.                                           3,521    163,234
    Jabil Circuit, Inc.                                      17,015    293,679
    Jack Henry & Associates, Inc.                             3,416    188,427
*   JDS Uniphase Corp.                                       13,298    168,486
*   Juniper Networks, Inc.                                   26,177    646,310
*   Kemet Corp.                                               1,223      6,127
*   Key Tronic Corp.                                            700      7,336
    KLA-Tencor Corp.                                          7,152    457,656
*   Knowles Corp.                                             3,338     93,230
*   Kulicke & Soffa Industries, Inc.                          6,802    100,057
*   KVH Industries, Inc.                                        884     11,943
*   Lam Research Corp.                                        7,408    426,775
*   Lattice Semiconductor Corp.                               7,554     63,605
#   Leidos Holdings, Inc.                                     6,493    241,799
#   Lexmark International, Inc. Class A                       6,300    270,900
*   Limelight Networks, Inc.                                  7,507     15,539
    Linear Technology Corp.                                   4,791    213,199
*   LinkedIn Corp. Class A                                      700    107,429
*   Lionbridge Technologies, Inc.                             3,275     19,257
*   Liquidity Services, Inc.                                    151      2,605
    Littelfuse, Inc.                                          2,023    183,183
*   LoJack Corp.                                              1,205      6,832
    LSI Corp.                                                15,094    168,147
*   LTX-Credence Corp.                                        3,103     29,882
*   Magnachip Semiconductor Corp.                             3,805     53,270
*   Manhattan Associates, Inc.                                5,332    168,118
    Marchex, Inc. Class B                                     1,400     12,950
    Marvell Technology Group, Ltd.                           29,570    468,980
    MasterCard, Inc. Class A                                  8,000    588,400
#*  Mattersight Corp.                                           151        953
    Maxim Integrated Products, Inc.                           8,541    277,070
    MAXIMUS, Inc.                                             2,800    119,196
*   MaxLinear, Inc. Class A                                   1,000      7,870
#*  Maxwell Technologies, Inc.                                1,381     20,798
*   Measurement Specialties, Inc.                             1,565    100,708
    Mentor Graphics Corp.                                    11,565    239,395

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Information Technology -- (Continued)
#   Mesa Laboratories, Inc.                                    256 $   21,939
    Methode Electronics, Inc.                                3,800    105,412
    Micrel, Inc.                                             4,040     40,238
#   Microchip Technology, Inc.                               3,941    187,355
*   Micron Technology, Inc.                                 46,607  1,217,375
*   MICROS Systems, Inc.                                     1,944    100,116
*   Microsemi Corp.                                          8,579    201,778
    Microsoft Corp.                                         85,668  3,460,987
    MKS Instruments, Inc.                                    4,261    119,947
    MOCON, Inc.                                                400      6,392
#*  ModusLink Global Solutions, Inc.                         2,008      8,112
*   MoneyGram International, Inc.                            1,187     15,668
*   Monolithic Power Systems, Inc.                           3,036    112,636
    Monotype Imaging Holdings, Inc.                          3,218     84,987
*   Monster Worldwide, Inc.                                  8,316     57,297
#*  MoSys, Inc.                                              4,500     17,595
    Motorola Solutions, Inc.                                 3,260    207,271
*   Move, Inc.                                               2,346     25,079
#   MTS Systems Corp.                                        1,176     75,817
*   Multi-Fineline Electronix, Inc.                          1,449     17,939
*   Nanometrics, Inc.                                        2,275     36,991
*   NAPCO Security Technologies, Inc.                          990      5,782
    National Instruments Corp.                               3,787    103,423
*   NCI, Inc. Class A                                          397      3,958
*   NCR Corp.                                                1,700     51,867
    NetApp, Inc.                                            13,576    483,441
*   NETGEAR, Inc.                                            2,872     92,766
*   Netscout Systems, Inc.                                   2,794    108,854
#*  NetSuite, Inc.                                             550     42,520
#*  NeuStar, Inc. Class A                                    2,100     54,012
*   Newport Corp.                                            2,772     51,781
    NIC, Inc.                                                3,314     60,779
*   Novatel Wireless, Inc.                                   1,800      3,258
#*  Nuance Communications, Inc.                              7,400    119,066
#*  Numerex Corp. Class A                                      800      8,200
    NVIDIA Corp.                                            25,022    462,156
*   Oclaro, Inc.                                             4,670     15,878
*   OmniVision Technologies, Inc.                            5,271    102,943
*   ON Semiconductor Corp.                                  27,651    260,196
#*  OpenTable, Inc.                                            964     64,742
*   Oplink Communications, Inc.                              2,074     35,548
    Oracle Corp.                                            36,124  1,476,749
*   OSI Systems, Inc.                                        1,600     89,296
*   Pandora Media, Inc.                                      3,000     70,260
*   PAR Technology Corp.                                       700      3,381
#   Park Electrochemical Corp.                               1,965     52,387
    Paychex, Inc.                                            7,690    321,519
    PC Connection, Inc.                                      1,700     34,017
    PC-Tel, Inc.                                               700      5,775
*   PCM, Inc.                                                  700      7,294
*   PDF Solutions, Inc.                                      1,700     31,909
    Pegasystems, Inc.                                        3,684     61,044

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Information Technology -- (Continued)
    Perceptron, Inc.                                           800 $    9,440
*   Perficient, Inc.                                         3,179     58,080
*   Pericom Semiconductor Corp.                              1,840     14,849
*   Photronics, Inc.                                         6,520     56,594
*   Planar Systems, Inc.                                       131        288
    Plantronics, Inc.                                        4,400    191,708
*   Plexus Corp.                                             2,684    112,513
*   PLX Technology, Inc.                                     3,500     20,300
*   PMC-Sierra, Inc.                                        18,800    128,592
*   Polycom, Inc.                                           10,695    131,548
#   Power Integrations, Inc.                                 2,457    116,044
*   PRGX Global, Inc.                                        2,000     12,860
*   Progress Software Corp.                                  4,875    104,617
*   PROS Holdings, Inc.                                        778     21,317
*   PTC, Inc.                                                4,100    145,017
*   Pulse Electronics Corp.                                     92        304
    QAD, Inc. Class A                                        1,497     28,518
    QAD, Inc. Class B                                          160      2,494
*   QLogic Corp.                                             6,817     78,941
    QUALCOMM, Inc.                                          20,304  1,598,128
#*  Quantum Corp.                                            4,896      5,288
*   QuinStreet, Inc.                                         2,573     15,695
*   Qumu Corp.                                                 800     10,760
#*  Rackspace Hosting, Inc.                                  1,600     46,432
*   Radisys Corp.                                            1,829      5,853
#*  Rambus, Inc.                                             7,258     87,749
#*  RealD, Inc.                                              3,135     34,360
*   RealNetworks, Inc.                                       2,452     18,488
*   Red Hat, Inc.                                            2,126    103,430
*   Reis, Inc.                                                 600      9,876
*   RF Micro Devices, Inc.                                  20,200    170,488
    Richardson Electronics, Ltd.                               900      9,018
*   Riverbed Technology, Inc.                                8,723    169,662
*   Rofin-Sinar Technologies, Inc.                           1,841     40,870
*   Rogers Corp.                                             1,173     70,403
*   Rosetta Stone, Inc.                                      1,595     18,996
*   Rovi Corp.                                               6,771    150,926
#*  Rubicon Technology, Inc.                                 1,694     17,160
*   Rudolph Technologies, Inc.                               2,708     24,670
*   Saba Software, Inc.                                      1,400     15,400
*   Salesforce.com, Inc.                                     2,827    146,015
    SanDisk Corp.                                            9,556    811,973
*   Sanmina Corp.                                            8,115    164,329
*   Sapient Corp.                                           11,200    182,224
*   ScanSource, Inc.                                         1,900     72,979
*   Seachange International, Inc.                            3,525     33,029
    Seagate Technology P.L.C.                                4,700    247,126
*   Semtech Corp.                                            5,184    124,312
*   ShoreTel, Inc.                                           2,000     15,100
*   Sigma Designs, Inc.                                      2,476      9,335
#*  Silicon Graphics International Corp.                     3,567     43,089
*   Silicon Image, Inc.                                      8,600     48,246

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Information Technology -- (Continued)
*   Silicon Laboratories, Inc.                               3,026 $136,019
*   Skyworks Solutions, Inc.                                 9,069  372,282
#*  Smith Micro Software, Inc.                               2,100    3,486
*   SMTC Corp.                                               1,100    1,683
*   SolarWinds, Inc.                                         1,900   76,608
    Solera Holdings, Inc.                                    1,354   87,712
*   Sonus Networks, Inc.                                    29,469   96,364
*   Spansion, Inc. Class A                                   5,831  103,967
*   Speed Commerce, Inc.                                       600    1,980
*   SS&C Technologies Holdings, Inc.                         7,700  299,684
*   Stamps.com, Inc.                                         1,221   42,381
*   StarTek, Inc.                                              700    4,865
#*  Stratasys, Ltd.                                          3,049  295,357
#*  SunEdison, Inc.                                         18,506  355,870
#*  SunPower Corp.                                           6,203  207,304
*   Super Micro Computer, Inc.                               2,560   52,122
*   support.com, Inc.                                        5,020   12,399
*   Sykes Enterprises, Inc.                                  3,417   67,622
    Symantec Corp.                                           9,402  190,673
#*  Synaptics, Inc.                                          3,245  201,677
*   Synchronoss Technologies, Inc.                           3,800  115,672
*   SYNNEX Corp.                                             3,649  245,870
*   Synopsys, Inc.                                           6,817  256,456
#*  Syntel, Inc.                                             1,200   96,384
*   Take-Two Interactive Software, Inc.                     14,233  290,069
    TE Connectivity, Ltd.                                    5,500  324,390
*   Tech Data Corp.                                          3,621  226,276
#*  TeleCommunication Systems, Inc. Class A                  1,125    2,869
*   Telenav, Inc.                                            2,000   12,260
*   TeleTech Holdings, Inc.                                  4,817  116,234
#*  Teradata Corp.                                           1,850   84,101
#*  Teradyne, Inc.                                          12,646  223,455
    Tessco Technologies, Inc.                                  672   22,102
    Tessera Technologies, Inc.                               5,070  111,185
    Texas Instruments, Inc.                                 10,600  481,770
*   TIBCO Software, Inc.                                     1,804   35,413
    Total System Services, Inc.                             12,690  403,161
    Transact Technologies, Inc.                                400    4,276
*   Trimble Navigation, Ltd.                                 2,600   99,918
*   TriQuint Semiconductor, Inc.                            15,220  215,820
*   TTM Technologies, Inc.                                   5,186   40,918
*   Tyler Technologies, Inc.                                 1,000   81,650
*   Ultimate Software Group, Inc. (The)                        680   81,348
*   Ultra Clean Holdings, Inc.                               1,300   11,076
#*  Ultratech, Inc.                                          2,800   74,536
*   Unisys Corp.                                             3,288   80,129
    United Online, Inc.                                      1,294   15,334
*   Unwired Planet, Inc.                                     3,220    7,342
#*  Vantiv, Inc. Class A                                     6,056  186,222
#*  Veeco Instruments, Inc.                                  3,544  131,022
*   VeriFone Systems, Inc.                                   6,690  223,714
*   Verint Systems, Inc.                                     4,496  196,790

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Information Technology -- (Continued)
#*  VeriSign, Inc.                                           1,800 $    84,924
#*  ViaSat, Inc.                                             2,399     154,040
#*  Viasystems Group, Inc.                                     804       9,664
*   Virtusa Corp.                                            2,900      95,613
    Visa, Inc. Class A                                       4,405     892,497
#   Vishay Intertechnology, Inc.                            12,407     176,428
*   Vishay Precision Group, Inc.                               793      12,870
#*  VistaPrint NV                                            1,285      50,719
    Wayside Technology Group, Inc.                             200       3,232
*   Web.com Group, Inc.                                      3,410     104,721
#*  WebMD Health Corp.                                       3,277     144,483
#*  Westell Technologies, Inc. Class A                       2,172       7,081
    Western Digital Corp.                                    8,999     793,082
#   Western Union Co. (The)                                  6,596     104,679
*   WEX, Inc.                                                1,336     128,216
    Xilinx, Inc.                                             8,950     422,350
*   XO Group, Inc.                                           2,465      26,178
*   Yahoo!, Inc.                                            10,799     388,224
*   Zebra Technologies Corp. Class A                         5,254     364,838
#*  Zix Corp.                                                5,819      19,086
*   Zygo Corp.                                               1,500      28,860
#*  Zynga, Inc. Class A                                     51,100     206,955
                                                                   -----------
Total Information Technology                                        83,694,910
                                                                   -----------
Materials -- (5.1%)
    A Schulman, Inc.                                         2,365      84,951
*   AEP Industries, Inc.                                       575      20,481
    Air Products & Chemicals, Inc.                           2,600     305,552
    Airgas, Inc.                                             3,243     344,601
    Albemarle Corp.                                          6,738     451,716
    Alcoa, Inc.                                             49,187     662,549
#   Allegheny Technologies, Inc.                             9,816     404,419
#*  Allied Nevada Gold Corp.                                 1,571       5,326
#*  AM Castle & Co.                                          1,581      19,415
#   AMCOL International Corp.                                2,649     121,457
#   American Vanguard Corp.                                  2,100      37,401
    Ampco-Pittsburgh Corp.                                     500      10,015
#   Aptargroup, Inc.                                         4,567     307,907
*   Arabian American Development Co.                         1,000      10,930
    Ashland, Inc.                                            4,433     428,228
    Avery Dennison Corp.                                     8,843     430,300
    Axiall Corp.                                             3,908     182,113
    Ball Corp.                                               3,108     174,639
    Bemis Co., Inc.                                          8,248     331,900
#   Cabot Corp.                                              4,342     250,968
*   Calgon Carbon Corp.                                      5,733     114,832
    Carpenter Technology Corp.                               3,000     188,400
*   Century Aluminum Co.                                     8,251     113,451
    CF Industries Holdings, Inc.                             3,965     972,099
    Chase Corp.                                                598      18,622
*   Chemtura Corp.                                           9,802     218,585
*   Clearwater Paper Corp.                                   1,919     117,807

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Materials -- (Continued)
#   Cliffs Natural Resources, Inc.                           8,970 $158,948
*   Codexis, Inc.                                            2,200    3,740
*   Coeur Mining, Inc.                                       8,300   71,878
    Commercial Metals Co.                                   11,472  220,262
    Compass Minerals International, Inc.                     1,600  146,560
#*  Contango ORE, Inc.                                          20      238
*   Core Molding Technologies, Inc.                            283    3,399
*   Crown Holdings, Inc.                                     1,638   77,264
    Cytec Industries, Inc.                                   3,900  371,748
    Deltic Timber Corp.                                        681   41,371
    Domtar Corp.                                             2,479  231,439
    Dow Chemical Co. (The)                                  16,952  845,905
    Eagle Materials, Inc.                                    2,300  191,659
    Eastman Chemical Co.                                     8,092  705,380
    Ecolab, Inc.                                             2,189  229,057
    EI du Pont de Nemours & Co.                              9,043  608,775
*   Ferro Corp.                                              6,586   85,486
#*  Flotek Industries, Inc.                                  2,800   78,428
    FMC Corp.                                                2,976  229,152
    Freeport-McMoRan Copper & Gold, Inc.                    25,237  867,396
    Friedman Industries, Inc.                                  400    3,432
#   FutureFuel Corp.                                         2,972   59,648
#*  General Moly, Inc.                                       6,663    7,329
    Globe Specialty Metals, Inc.                             6,500  125,970
#*  Golden Minerals Co.                                        900      630
*   Graphic Packaging Holding Co.                           23,446  240,556
    Greif, Inc. Class A                                      1,400   75,866
#   Greif, Inc. Class B                                      1,052   61,868
    Hawkins, Inc.                                              817   29,575
    Haynes International, Inc.                                 794   42,122
    HB Fuller Co.                                            5,405  250,414
*   Headwaters, Inc.                                         4,392   54,812
#   Hecla Mining Co.                                        24,464   75,104
#*  Horsehead Holding Corp.                                  4,750   74,052
    Huntsman Corp.                                          16,769  420,063
    Innophos Holdings, Inc.                                  2,105  118,806
    Innospec, Inc.                                           2,596  111,784
    International Flavors & Fragrances, Inc.                   900   88,668
    International Paper Co.                                 10,260  478,629
#*  Intrepid Potash, Inc.                                    5,959   97,132
    Kaiser Aluminum Corp.                                    1,125   79,200
*   KapStone Paper and Packaging Corp.                       9,968  262,956
#   KMG Chemicals, Inc.                                        783   12,223
    Koppers Holdings, Inc.                                     800   34,160
*   Kraton Performance Polymers, Inc.                        2,156   56,164
    Kronos Worldwide, Inc.                                   4,154   65,010
*   Landec Corp.                                             2,183   25,890
#*  Louisiana-Pacific Corp.                                 11,287  184,994
*   LSB Industries, Inc.                                     1,632   62,326
    LyondellBasell Industries NV Class A                     9,153  846,652
#   Martin Marietta Materials, Inc.                          2,100  261,093
    Materion Corp.                                           2,000   67,300

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Materials -- (Continued)
#*  McEwen Mining, Inc.                                      4,528 $ 10,867
    MeadWestvaco Corp.                                      10,516  410,860
*   Mercer International, Inc.                               3,933   32,565
    Minerals Technologies, Inc.                              3,638  216,425
#*  Molycorp, Inc.                                             470    2,233
    Mosaic Co. (The)                                         8,855  443,104
    Myers Industries, Inc.                                   3,823   71,490
    Neenah Paper, Inc.                                       1,808   91,069
#   NewMarket Corp.                                            300  111,696
    Newmont Mining Corp.                                    12,455  309,258
    Noranda Aluminum Holding Corp.                           2,983   10,590
    Nucor Corp.                                             12,549  649,411
#   Olin Corp.                                               7,940  223,114
    Olympic Steel, Inc.                                        600   15,816
    OM Group, Inc.                                           1,766   51,726
*   OMNOVA Solutions, Inc.                                   5,202   47,442
*   Owens-Illinois, Inc.                                    16,004  508,607
    Packaging Corp. of America                               1,700  113,271
*   Penford Corp.                                              590    7,434
    PH Glatfelter Co.                                        2,300   58,696
    PolyOne Corp.                                            7,273  272,519
    PPG Industries, Inc.                                     1,366  264,485
    Praxair, Inc.                                            3,438  448,831
    Quaker Chemical Corp.                                    1,400  104,202
    Reliance Steel & Aluminum Co.                            4,804  340,219
    Rock-Tenn Co. Class A                                    3,440  328,898
    Rockwood Holdings, Inc.                                  4,389  311,838
#   Royal Gold, Inc.                                         2,400  158,880
    RPM International, Inc.                                  5,769  246,106
*   RTI International Metals, Inc.                           3,057   86,085
#   Schnitzer Steel Industries, Inc. Class A                 2,700   75,789
    Scotts Miracle-Gro Co. (The) Class A                     2,800  171,388
    Sealed Air Corp.                                        11,888  407,877
    Sensient Technologies Corp.                              4,178  225,821
    Sherwin-Williams Co. (The)                                 700  139,888
    Silgan Holdings, Inc.                                    2,100  104,475
    Sonoco Products Co.                                      7,342  308,951
    Steel Dynamics, Inc.                                    20,176  368,616
    Stepan Co.                                               1,652   95,535
#*  Stillwater Mining Co.                                   10,155  160,246
*   SunCoke Energy, Inc.                                     5,065  105,707
#*  Texas Industries, Inc.                                   2,079  180,249
    Tronox, Ltd. Class A                                     2,966   72,667
#   United States Lime & Minerals, Inc.                        400   21,624
#   United States Steel Corp.                               11,099  288,796
*   Universal Stainless & Alloy Products, Inc.                 500   17,945
#   US Silica Holdings, Inc.                                 2,398  108,318
    Valspar Corp. (The)                                      2,101  153,457
    Vulcan Materials Co.                                     5,800  374,274
#   Walter Energy, Inc.                                        550    3,960
#   Wausau Paper Corp.                                       5,000   59,800
    Westlake Chemical Corp.                                  6,310  449,272

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Materials -- (Continued)
      Worthington Industries, Inc.                            6,391 $   235,189
*     WR Grace & Co.                                            800      73,680
      Zep, Inc.                                               1,294      22,373
                                                                    -----------
Total Materials                                                      26,044,811
                                                                    -----------
Other -- (0.0%)
(o)*  Gerber Scientific, Inc. Escrow Shares                   1,200          --
                                                                    -----------
Real Estate Investment Trusts -- (0.0%)
      Parkway Properties, Inc.                                1,739      32,798
                                                                    -----------
Telecommunication Services -- (2.5%)
*     8x8, Inc.                                               1,219      11,824
      Alteva                                                    100         605
      AT&T, Inc.                                            146,555   5,232,014
      Atlantic Tele-Network, Inc.                             1,279      75,678
#*    Boingo Wireless, Inc.                                     638       4,211
*     Cbeyond, Inc.                                           2,307      22,816
#     CenturyLink, Inc.                                      13,736     479,524
*     Cincinnati Bell, Inc.                                  10,767      36,069
      Cogent Communications Group, Inc.                       1,801      62,081
#     Consolidated Communications Holdings, Inc.              2,775      55,278
#     Frontier Communications Corp.                          40,515     241,064
#*    General Communication, Inc. Class A                     4,100      42,804
#     HC2 Holdings, Inc.                                        936       3,679
      HickoryTech Corp.                                       1,100      13,057
      IDT Corp. Class B                                       2,468      39,093
      Inteliquent, Inc.                                       3,793      51,737
#*    Iridium Communications, Inc.                            4,837      32,263
*     Level 3 Communications, Inc.                            5,214     224,358
      Lumos Networks Corp.                                    2,200      29,062
#*    NII Holdings, Inc.                                      4,601       3,956
#     NTELOS Holdings Corp.                                   1,700      23,443
*     ORBCOMM, Inc.                                           4,550      28,529
*     Premiere Global Services, Inc.                          4,670      59,402
#*    SBA Communications Corp. Class A                        3,117     279,782
      Shenandoah Telecommunications Co.                       1,444      40,475
#*    Sprint Corp.                                           35,178     299,013
#*    Straight Path Communications, Inc. Class B                984       6,888
*     T-Mobile US, Inc.                                       6,705     196,389
      Telephone & Data Systems, Inc.                         10,022     272,498
*     tw telecom, Inc.                                        6,083     186,687
      United States Cellular Corp.                              700      29,078
      USA Mobility, Inc.                                      1,798      30,800
      Verizon Communications, Inc.                           94,161   4,400,144
*     Vonage Holdings Corp.                                  13,116      50,365
#     Windstream Holdings, Inc.                              42,521     385,666
                                                                    -----------
Total Telecommunication Services                                     12,950,332
                                                                    -----------
Utilities -- (2.0%)
      AES Corp.                                               9,591     138,590
      AGL Resources, Inc.                                     1,319      71,226

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Utilities -- (Continued)
#   ALLETE, Inc.                                             1,900 $ 98,344
    Alliant Energy Corp.                                     1,175   68,714
    Ameren Corp.                                             3,233  133,555
    American Electric Power Co., Inc.                        2,611  140,498
    American States Water Co.                                2,600   78,936
    American Water Works Co., Inc.                           1,982   90,240
#   Aqua America, Inc.                                       5,141  128,988
    Artesian Resources Corp. Class A                           400    8,808
    Atmos Energy Corp.                                       2,794  142,606
#   Avista Corp.                                             2,922   93,942
    Black Hills Corp.                                        3,248  187,572
#*  Cadiz, Inc.                                                300    1,929
    California Water Service Group                           3,500   78,750
*   Calpine Corp.                                           17,289  396,437
    CenterPoint Energy, Inc.                                 5,311  131,500
    Chesapeake Utilities Corp.                                 500   31,630
    Cleco Corp.                                              1,772   93,119
    CMS Energy Corp.                                         3,000   90,930
    Connecticut Water Service, Inc.                            800   26,000
#   Consolidated Edison, Inc.                                1,773  102,887
    Consolidated Water Co., Ltd.                               959   11,144
#   Delta Natural Gas Co., Inc.                                591   11,270
    Dominion Resources, Inc.                                 3,699  268,325
    DTE Energy Co.                                           2,100  164,094
    Duke Energy Corp.                                        4,898  364,852
#*  Dynegy, Inc.                                             3,200   91,040
    Edison International                                     1,998  113,007
    El Paso Electric Co.                                     3,000  113,460
    Empire District Electric Co. (The)                       2,837   68,996
    Entergy Corp.                                            2,321  168,272
    Exelon Corp.                                             5,052  176,971
    FirstEnergy Corp.                                        2,100   70,875
#   Gas Natural, Inc.                                          700    7,630
*   Genie Energy, Ltd. Class B                               1,601   12,968
    Great Plains Energy, Inc.                                4,324  116,013
#   Hawaiian Electric Industries, Inc.                       4,869  116,807
    IDACORP, Inc.                                            2,600  145,964
    Integrys Energy Group, Inc.                              2,195  134,510
    ITC Holdings Corp.                                       4,629  171,134
    Laclede Group, Inc. (The)                                2,192  103,923
    MDU Resources Group, Inc.                                2,781   98,503
#   MGE Energy, Inc.                                         2,263   86,492
    Middlesex Water Co.                                        748   15,207
#   National Fuel Gas Co.                                      800   58,912
    New Jersey Resources Corp.                               2,755  137,006
    NextEra Energy, Inc.                                     2,771  276,684
    NiSource, Inc.                                           3,585  130,207
    Northeast Utilities                                      3,924  185,448
#   Northwest Natural Gas Co.                                1,777   78,668
    NorthWestern Corp.                                       2,782  134,593
    NRG Energy, Inc.                                        16,562  541,909
    OGE Energy Corp.                                         2,000   74,660

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Utilities -- (Continued)
       ONE Gas, Inc.                                         1,632 $     59,699
       Ormat Technologies, Inc.                              2,600       69,368
#      Otter Tail Corp.                                      2,643       77,440
       Pepco Holdings, Inc.                                  2,789       74,634
       PG&E Corp.                                            2,979      135,783
       Piedmont Natural Gas Co., Inc.                        2,461       88,079
       Pinnacle West Capital Corp.                           1,600       89,520
       PNM Resources, Inc.                                   5,540      153,347
#      Portland General Electric Co.                         5,000      167,350
       PPL Corp.                                             3,311      110,389
       Public Service Enterprise Group, Inc.                 3,305      135,406
       Questar Corp.                                         5,160      125,285
       RGC Resources, Inc.                                     100        1,910
#      SCANA Corp.                                           1,702       91,363
       Sempra Energy                                         1,253      123,558
       SJW Corp.                                             1,548       42,152
#      South Jersey Industries, Inc.                         2,186      125,586
       Southern Co. (The)                                    5,658      259,306
       Southwest Gas Corp.                                   3,200      176,032
#      TECO Energy, Inc.                                     5,900      105,964
       UGI Corp.                                            10,085      470,869
#      UIL Holdings Corp.                                    3,390      124,515
       Unitil Corp.                                          1,246       41,367
#      UNS Energy Corp.                                      1,844      110,751
       Vectren Corp.                                         2,548      103,372
#      Westar Energy, Inc.                                   3,393      121,741
       WGL Holdings, Inc.                                    1,871       74,447
#      Wisconsin Energy Corp.                                2,570      124,594
       Xcel Energy, Inc.                                     6,312      201,163
       York Water Co.                                          462        9,245
                                                                   ------------
Total Utilities                                                      10,178,980
                                                                   ------------
TOTAL COMMON STOCKS                                                 457,177,573
                                                                   ------------
RIGHTS/WARRANTS -- (0.0%)
(o)*   Leap Wireless International, Inc. Contingent
         Value Rights                                        1,200        3,024
(o)#*  Magnum Hunter Resources Corp. Warrants 04/15/16         732           --
                                                                   ------------
TOTAL RIGHTS/WARRANTS                                                     3,024
                                                                   ------------
TEMPORARY CASH INVESTMENTS -- (0.6%)
       State Street Institutional Liquid
         Reserves, 0.074%                                2,951,033    2,951,033
                                                                   ------------

                                                          SHARES/
                                                           FACE
                                                          AMOUNT
                                                           (000)
                                                         ---------
SECURITIES LENDING COLLATERAL -- (10.0%)
(S)@   DFA Short Term Investment Fund                    4,428,936   51,242,785
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $373,100,748)                  $511,374,415
                                                                   ============

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ---------------------------------------------
                                    LEVEL 1      LEVEL 2   LEVEL 3    TOTAL
                                  ------------ ----------- ------- ------------
Common Stocks
   Consumer Discretionary         $ 61,804,094          --   --    $ 61,804,094
   Consumer Staples                 25,239,899          --   --      25,239,899
   Energy                           64,700,695          --   --      64,700,695
   Financials                       98,142,610          --   --      98,142,610
   Health Care                      12,188,514          --   --      12,188,514
   Industrials                      62,199,930          --   --      62,199,930
   Information Technology           83,694,910          --   --      83,694,910
   Materials                        26,044,811          --   --      26,044,811
   Other                                    --          --   --              --
   Real Estate Investment Trusts        32,798          --   --          32,798
   Telecommunication Services       12,950,332          --   --      12,950,332
   Utilities                        10,178,980          --   --      10,178,980
Rights/Warrants                             -- $     3,024   --           3,024
Temporary Cash Investments           2,951,033          --   --       2,951,033
Securities Lending Collateral               --  51,242,785   --      51,242,785
                                  ------------ -----------   --    ------------
TOTAL                             $460,128,606 $51,245,809   --    $511,374,415
                                  ============ ===========   ==    ============

                     U.S. SUSTAINABILITY CORE 1 PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                            SHARES   VALUE+
                                                            ------ ----------
COMMON STOCKS -- (90.3%)

Consumer Discretionary -- (12.9%)
*   1-800-Flowers.com, Inc. Class A                           900  $    4,905
    Aaron's, Inc.                                           3,200      94,304
#   Abercrombie & Fitch Co. Class A                         2,903     106,714
    Advance Auto Parts, Inc.                                  884     107,220
#*  Aeropostale, Inc.                                       1,900       9,443
    AH Belo Corp. Class A                                     200       2,302
*   Amazon.com, Inc.                                        4,437   1,349,425
#*  AMC Networks, Inc. Class A                              2,397     157,411
#*  America's Car-Mart, Inc.                                  200       7,228
*   American Axle & Manufacturing Holdings, Inc.            2,724      48,079
#   American Eagle Outfitters, Inc.                         5,331      61,626
#*  American Public Education, Inc.                           300      10,380
#*  ANN, Inc.                                               2,238      87,707
*   Apollo Education Group, Inc. Class A                    2,326      67,128
    Arctic Cat, Inc.                                          500      20,445
*   Asbury Automotive Group, Inc.                           1,271      78,472
*   Ascena Retail Group, Inc.                               7,600     130,720
#*  Ascent Capital Group, Inc. Class A                        600      41,262
#   Autoliv, Inc.                                           3,097     315,832
*   AutoNation, Inc.                                        2,800     148,372
*   AutoZone, Inc.                                            500     266,945
#*  Bally Technologies, Inc.                                  400      26,044
    Bassett Furniture Industries, Inc.                        500       6,895
    bebe stores, Inc.                                       3,649      18,427
*   Bed Bath & Beyond, Inc.                                 1,300      80,769
    Best Buy Co., Inc.                                      9,747     252,740
#   Big 5 Sporting Goods Corp.                                911      11,123
#*  Big Lots, Inc.                                          3,000     118,500
#*  BJ's Restaurants, Inc.                                    928      26,494
#*  Blue Nile, Inc.                                           271       9,412
#   Blyth, Inc.                                               400       3,748
    Bob Evans Farms, Inc.                                   1,100      51,557
*   Books-A-Million, Inc.                                     300         708
    BorgWarner, Inc.                                        5,800     360,412
#*  Bridgepoint Education, Inc.                               960      15,216
    Brinker International, Inc.                             1,128      55,430
    Brown Shoe Co., Inc.                                    2,300      54,257
    Brunswick Corp.                                         2,495     100,274
#   Buckle, Inc. (The)                                        933      43,842
*   Buffalo Wild Wings, Inc.                                  600      87,672
*   Build-A-Bear Workshop, Inc.                               500       5,610
#*  Cabela's, Inc.                                          1,758     115,342
#   Cablevision Systems Corp. Class A                       4,559      76,135
#*  Cache, Inc.                                               271         721
#   Callaway Golf Co.                                       2,913      25,372
*   Cambium Learning Group, Inc.                              900       2,016
#   Capella Education Co.                                     200      11,672
#*  CarMax, Inc.                                            3,498     153,142
*   Carmike Cinemas, Inc.                                     957      28,385
#   Carriage Services, Inc.                                   182       2,928
*   Carrols Restaurant Group, Inc.                            100         671

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Consumer Discretionary -- (Continued)
    Carter's, Inc.                                           2,200 $  162,052
#   Cato Corp. (The) Class A                                 1,071     30,513
*   Cavco Industries, Inc.                                     300     23,385
    CBS Corp. Class A                                          300     17,445
    CBS Corp. Class B                                        5,410    312,482
#*  Central European Media Enterprises, Ltd. Class A         2,252      6,170
*   Charter Communications, Inc. Class A                       941    127,534
#   Cheesecake Factory, Inc. (The)                           2,000     89,780
    Chico's FAS, Inc.                                        9,335    148,240
#   Children's Place Retail Stores, Inc. (The)                 980     47,040
*   Chipotle Mexican Grill, Inc.                               500    249,250
#   Choice Hotels International, Inc.                        1,324     58,494
*   Christopher & Banks Corp.                                  600      3,744
    Churchill Downs, Inc.                                      195     17,127
    Cinemark Holdings, Inc.                                  4,200    124,404
*   Citi Trends, Inc.                                          400      6,796
    Clear Channel Outdoor Holdings, Inc. Class A             2,200     17,644
    Coach, Inc.                                              2,000     89,300
#   Collectors Universe, Inc.                                  299      7,021
    Columbia Sportswear Co.                                  1,300    111,774
    Comcast Corp. Class A                                   31,728  1,642,241
    Comcast Corp. Special Class A                            7,800    398,034
#*  Conn's, Inc.                                             1,344     59,445
#   Cooper Tire & Rubber Co.                                 1,175     29,551
    Core-Mark Holding Co., Inc.                                351     28,270
    Cracker Barrel Old Country Store, Inc.                     836     79,203
*   Crocs, Inc.                                              2,687     40,654
    CSS Industries, Inc.                                       242      5,801
#   CST Brands, Inc.                                         4,432    144,616
    CTC Media, Inc.                                          5,082     44,061
    Culp, Inc.                                                 400      7,220
*   Cumulus Media, Inc. Class A                              3,298     21,140
#   Dana Holding Corp.                                       1,977     41,853
#   Darden Restaurants, Inc.                                 2,600    129,246
*   Deckers Outdoor Corp.                                    1,578    124,583
#*  dELiA*s, Inc.                                              400        338
    Delphi Automotive P.L.C.                                 3,927    262,481
*   Delta Apparel, Inc.                                        231      3,518
    Destination Maternity Corp.                                800     19,728
#*  Destination XL Group, Inc.                                 900      4,860
    DeVry Education Group, Inc.                              2,799    126,039
    Dick's Sporting Goods, Inc.                              1,400     73,724
    Dillard's, Inc. Class A                                  1,893    185,381
    DineEquity, Inc.                                           900     68,229
*   DIRECTV                                                  4,985    386,836
*   Discovery Communications, Inc. Class A                   1,700    129,030
*   Discovery Communications, Inc. Class C                   2,074    145,450
*   DISH Network Corp. Class A                               2,713    154,261
*   Dollar General Corp.                                     6,482    365,844
*   Dollar Tree, Inc.                                        3,078    160,271
    Domino's Pizza, Inc.                                     2,051    152,553
#*  Dorman Products, Inc.                                    1,223     70,384

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
#   DR Horton, Inc.                                         11,461 $255,351
#*  DreamWorks Animation SKG, Inc. Class A                   3,248   78,049
    Drew Industries, Inc.                                    1,261   63,454
    DSW, Inc. Class A                                        2,970   99,168
#   Dunkin' Brands Group, Inc.                               2,900  131,979
#*  Education Management Corp.                                  49      195
    Einstein Noah Restaurant Group, Inc.                       414    6,359
*   Emerson Radio Corp.                                        900    1,827
#*  Entercom Communications Corp. Class A                    1,037   11,200
    Entravision Communications Corp. Class A                 1,600    8,496
#   Ethan Allen Interiors, Inc.                                979   23,770
*   EW Scripps Co. Class A                                   1,807   30,954
    Expedia, Inc.                                            1,882  133,603
*   Express, Inc.                                            3,385   49,319
    Family Dollar Stores, Inc.                               1,000   58,750
*   Federal-Mogul Holdings Corp.                             2,329   40,105
*   Fiesta Restaurant Group, Inc.                              521   19,074
    Finish Line, Inc. (The) Class A                          4,245  116,865
    Foot Locker, Inc.                                        5,251  244,329
    Ford Motor Co.                                          29,700  479,655
*   Fossil Group, Inc.                                       1,049  111,876
    Fred's, Inc. Class A                                       874   15,924
#*  FTD Cos., Inc.                                             755   22,907
#*  Fuel Systems Solutions, Inc.                               700    7,336
#*  G-III Apparel Group, Ltd.                                1,013   72,703
*   Gaiam, Inc. Class A                                        700    5,166
#   GameStop Corp. Class A                                   6,970  276,570
#*  Gaming Partners International Corp.                        100      845
    Gannett Co., Inc.                                        7,622  207,090
    Gap, Inc. (The)                                          8,181  321,513
#   Garmin, Ltd.                                             4,900  279,790
#*  Geeknet, Inc.                                               50      740
    General Motors Co.                                       9,600  331,008
#*  Genesco, Inc.                                            1,502  114,708
    Gentex Corp.                                             3,224   92,432
*   Gentherm, Inc.                                           1,200   43,620
    Genuine Parts Co.                                        2,250  196,020
    GNC Holdings, Inc. Class A                               1,881   84,645
    Goodyear Tire & Rubber Co. (The)                         5,000  126,000
#   Gordmans Stores, Inc.                                      317    1,423
    Graham Holdings Co. Class B                                200  134,246
*   Grand Canyon Education, Inc.                               503   21,689
#*  Gray Television, Inc.                                    2,313   26,021
#   Group 1 Automotive, Inc.                                   800   57,704
#*  Groupon, Inc.                                           17,800  124,422
    Guess?, Inc.                                             2,931   78,873
    H&R Block, Inc.                                          2,460   69,913
    Hanesbrands, Inc.                                        4,273  350,771
    Harley-Davidson, Inc.                                    3,281  242,597
    Harman International Industries, Inc.                    2,612  286,301
#   Harte-Hanks, Inc.                                        1,956   15,726
#   Hasbro, Inc.                                             3,114  172,080

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Consumer Discretionary -- (Continued)
    Haverty Furniture Cos., Inc.                               900 $   22,986
*   Helen of Troy, Ltd.                                      1,670    104,709
#*  Hibbett Sports, Inc.                                       400     21,540
    Hillenbrand, Inc.                                          840     25,536
    Home Depot, Inc. (The)                                  20,444  1,625,502
*   HomeAway, Inc.                                           2,300     75,026
#   Hooker Furniture Corp.                                     300      4,155
    HSN, Inc.                                                1,155     67,036
*   Hyatt Hotels Corp. Class A                               1,252     70,463
#*  Iconix Brand Group, Inc.                                 3,188    135,490
    International Game Technology                            5,400     67,770
    International Speedway Corp. Class A                       400     12,576
    Interpublic Group of Cos., Inc. (The)                    8,900    155,038
    Interval Leisure Group, Inc.                             1,171     30,177
#*  iRobot Corp.                                             1,368     45,828
*   Isle of Capri Casinos, Inc.                                339      2,305
#*  ITT Educational Services, Inc.                             500     13,500
*   Jack in the Box, Inc.                                    1,660     88,876
#   JAKKS Pacific, Inc.                                        496      4,345
*   Jarden Corp.                                               750     42,863
#*  JC Penney Co., Inc.                                      8,024     68,364
    John Wiley & Sons, Inc. Class A                          2,101    120,723
    Johnson Controls, Inc.                                  10,887    491,439
*   Jos A Bank Clothiers, Inc.                               1,100     71,005
*   Journal Communications, Inc. Class A                     1,300     10,426
*   Kate Spade & Co.                                         5,827    202,605
#   KB Home                                                  3,690     60,922
*   Kirkland's, Inc.                                           500      8,555
    Kohl's Corp.                                             8,791    481,659
    L Brands, Inc.                                           4,900    265,580
    La-Z-Boy, Inc.                                           2,044     49,526
*   Lamar Advertising Co. Class A                            3,062    152,855
#*  Lands' End, Inc.                                         1,108     30,636
    Las Vegas Sands Corp.                                    3,041    240,634
#*  LeapFrog Enterprises, Inc.                               1,600     10,960
    Lear Corp.                                               1,813    150,588
#   Leggett & Platt, Inc.                                    5,817    191,147
#   Lennar Corp. Class A                                     5,400    208,386
    Lennar Corp. Class B                                     1,600     52,032
*   Libbey, Inc.                                               300      8,001
*   Liberty Global P.L.C. Class A                            2,867    114,164
*   Liberty Global P.L.C. Class C                           10,251    393,946
*   Liberty Interactive Corp. Class A                       16,483    478,996
*   Liberty Media Corp. Class A                              4,635    601,206
*   Liberty Media Corp. Class B                                 17      2,133
*   Liberty Ventures Series A                                2,748    159,494
#*  Life Time Fitness, Inc.                                  1,000     48,000
    Lifetime Brands, Inc.                                      500      9,550
*   LIN Media LLC Class A                                    1,100     25,773
#   Lions Gate Entertainment Corp.                           2,125     56,376
    Lithia Motors, Inc. Class A                                900     66,852
*   Live Nation Entertainment, Inc.                          8,415    175,705

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
*   LKQ Corp.                                                8,810 $256,547
*   Loral Space & Communications, Inc.                         620   44,634
    Lowe's Cos., Inc.                                       16,224  744,844
#*  Lululemon Athletica, Inc.                                1,667   76,565
#*  Lumber Liquidators Holdings, Inc.                          594   51,773
*   M/I Homes, Inc.                                            700   15,589
    Macy's, Inc.                                             9,700  557,071
*   Madison Square Garden Co. (The) Class A                  2,781  151,843
    Marcus Corp. (The)                                         300    5,019
#   Marine Products Corp.                                      700    4,970
*   MarineMax, Inc.                                            700   11,242
#   Marriott International, Inc. Class A                     7,025  406,958
*   Marriott Vacations Worldwide Corp.                         574   31,272
#*  Martha Stewart Living Omnimedia, Inc. Class A              700    2,737
    Mattel, Inc.                                             4,787  187,722
#   Matthews International Corp. Class A                       400   16,140
*   McClatchy Co. (The) Class A                              2,425   13,289
    McDonald's Corp.                                         4,534  459,657
#   MDC Holdings, Inc.                                         618   17,057
#*  Media General, Inc. Class A                                600    9,192
    Men's Wearhouse, Inc. (The)                              4,200  198,996
#   Meredith Corp.                                           1,642   72,363
*   Meritage Homes Corp.                                     1,400   54,012
*   MGM Resorts International                               21,410  540,174
*   Michael Kors Holdings, Ltd.                              2,411  219,883
*   Mohawk Industries, Inc.                                  3,800  503,158
    Monro Muffler Brake, Inc.                                1,075   60,630
#   Morningstar, Inc.                                        1,663  121,948
*   Motorcar Parts of America, Inc.                            440   12,074
    Movado Group, Inc.                                         805   31,620
*   Murphy USA, Inc.                                         1,546   65,705
    NACCO Industries, Inc. Class A                             300   16,077
#*  Nathan's Famous, Inc.                                      200    9,856
    National CineMedia, Inc.                                 2,017   30,638
*   Nautilus, Inc.                                             913    7,605
*   Netflix, Inc.                                              600  193,224
*   New York & Co., Inc.                                     1,300    5,447
#   New York Times Co. (The) Class A                         6,900  110,952
    Newell Rubbermaid, Inc.                                  5,896  177,529
*   News Corp. Class A                                       7,731  131,582
#*  News Corp. Class B                                       2,775   45,898
#   Nexstar Broadcasting Group, Inc. Class A                 1,069   42,600
    NIKE, Inc. Class B                                      13,390  976,800
    Nordstrom, Inc.                                          2,800  171,584
    Nutrisystem, Inc.                                          400    6,000
*   NVR, Inc.                                                  200  215,400
*   O'Reilly Automotive, Inc.                                1,233  183,458
#*  Office Depot, Inc.                                      24,090   98,528
    Omnicom Group, Inc.                                      3,867  261,719
#*  Orbitz Worldwide, Inc.                                   1,593   11,709
*   Orient-Express Hotels, Ltd. Class A                      1,409   18,458
#*  Outerwall, Inc.                                          1,100   76,285

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
*   Overstock.com, Inc.                                        299 $  4,790
    Oxford Industries, Inc.                                    800   52,808
#*  Pacific Sunwear of California, Inc.                      1,600    4,608
#*  Panera Bread Co. Class A                                   363   55,528
    Papa John's International, Inc.                            894   39,211
*   Penn National Gaming, Inc.                               1,320   14,731
    Penske Automotive Group, Inc.                            3,300  151,338
#*  Pep Boys-Manny, Moe & Jack (The)                         1,600   16,352
*   Perry Ellis International, Inc.                            600    9,060
#   PetMed Express, Inc.                                       500    6,545
#   PetSmart, Inc.                                           1,100   74,448
#   Pier 1 Imports, Inc.                                     3,100   56,606
#   Polaris Industries, Inc.                                 1,192  160,121
#   Pool Corp.                                                 800   47,216
*   Popeyes Louisiana Kitchen, Inc.                            391   14,897
*   Priceline Group, Inc. (The)                                400  463,100
    PulteGroup, Inc.                                         7,069  129,999
    PVH Corp.                                                4,166  523,125
#*  Quiksilver, Inc.                                         6,800   43,656
#*  Radio One, Inc. Class D                                    897    4,054
#*  RadioShack Corp.                                         1,955    2,796
    Ralph Lauren Corp.                                         700  105,959
*   Red Lion Hotels Corp.                                      171      983
*   Red Robin Gourmet Burgers, Inc.                            500   33,990
#   Regal Entertainment Group Class A                        4,994   93,887
    Regis Corp.                                                798   10,486
#   Rent-A-Center, Inc.                                      2,336   68,235
#*  Rentrak Corp.                                              200   11,398
    RG Barry Corp.                                             400    7,312
    Ross Stores, Inc.                                        3,460  235,557
    Royal Caribbean Cruises, Ltd.                            3,048  161,940
*   Ruby Tuesday, Inc.                                       1,112    8,574
    Ruth's Hospitality Group, Inc.                           1,400   17,626
#   Ryland Group, Inc. (The)                                 1,600   61,424
    Saga Communications, Inc. Class A                          133    5,892
    Salem Communications Corp. Class A                         400    3,524
*   Sally Beauty Holdings, Inc.                              3,806  104,322
#   Scholastic Corp.                                           800   26,328
*   Scientific Games Corp. Class A                           1,408   16,868
    Scripps Networks Interactive, Inc. Class A               1,500  112,605
#*  Sears Holdings Corp.                                     3,684  161,396
#*  Select Comfort Corp.                                       800   14,720
    Service Corp. International                              5,243   98,411
#*  Shiloh Industries, Inc.                                    200    3,948
#   Shoe Carnival, Inc.                                        870   19,871
*   Shutterfly, Inc.                                         1,200   49,116
    Signet Jewelers, Ltd.                                    2,511  254,415
#   Sinclair Broadcast Group, Inc. Class A                   1,200   32,076
#*  Sirius XM Holdings, Inc.                                36,864  117,596
#   Six Flags Entertainment Corp.                            3,240  130,054
*   Sizmek, Inc.                                             1,000    9,580
*   Skechers U.S.A., Inc. Class A                            1,833   75,135

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Consumer Discretionary -- (Continued)
*   Skullcandy, Inc.                                           764 $    5,883
*   Skyline Corp.                                              100        510
    Sonic Automotive, Inc. Class A                           1,500     36,510
#*  Sonic Corp.                                              2,800     53,312
#   Sotheby's                                                  920     38,695
    Speedway Motorsports, Inc.                                 339      6,166
    Stage Stores, Inc.                                         891     17,089
    Standard Motor Products, Inc.                              900     34,191
*   Standard Pacific Corp.                                   7,538     60,229
*   Stanley Furniture Co., Inc.                                264        771
#   Staples, Inc.                                           26,269    328,362
    Starbucks Corp.                                          9,600    677,952
    Starwood Hotels & Resorts Worldwide, Inc.                2,955    226,501
*   Starz                                                    4,635    149,571
*   Starz Class B                                               17        549
#   Stein Mart, Inc.                                         1,256     15,700
*   Steiner Leisure, Ltd.                                      252     10,879
*   Steven Madden, Ltd.                                      3,453    122,961
*   Stoneridge, Inc.                                           400      4,276
*   Strayer Education, Inc.                                    203      8,654
#   Sturm Ruger & Co., Inc.                                    489     31,467
#*  Systemax, Inc.                                             600     10,374
    Target Corp.                                             6,900    426,075
#*  Tempur Sealy International, Inc.                         1,100     55,198
*   Tenneco, Inc.                                              400     23,948
#*  Tesla Motors, Inc.                                       1,244    258,615
    Texas Roadhouse, Inc.                                    2,219     54,898
    Thor Industries, Inc.                                    1,400     85,218
    Tiffany & Co.                                            3,178    278,043
    Time Warner Cable, Inc.                                  3,936    556,787
    Time Warner, Inc.                                       22,360  1,486,046
    TJX Cos., Inc. (The)                                    15,298    890,038
    Town Sports International Holdings, Inc.                   600      4,206
    Tractor Supply Co.                                       2,400    161,376
#   Trans World Entertainment Corp.                          1,000      3,270
#*  TripAdvisor, Inc.                                        2,100    169,554
*   TRW Automotive Holdings Corp.                            3,360    269,976
#*  Tuesday Morning Corp.                                    1,000     13,980
#   Tupperware Brands Corp.                                  2,350    199,538
    Twenty-First Century Fox, Inc. Class A                  30,924    990,186
    Twenty-First Century Fox, Inc. Class B                   8,700    272,484
*   Ulta Salon Cosmetics & Fragrance, Inc.                     900     78,939
#*  Under Armour, Inc. Class A                               2,800    136,892
*   Unifi, Inc.                                                690     15,277
*   Universal Electronics, Inc.                                755     28,199
#*  UQM Technologies, Inc.                                     252        557
*   Urban Outfitters, Inc.                                     700     24,959
*   US Auto Parts Network, Inc.                                600      1,872
    Vail Resorts, Inc.                                         575     39,807
*   Valuevision Media, Inc. Class A                            500      2,340
*   Vera Bradley, Inc.                                         856     24,225
    VF Corp.                                                 5,856    357,743

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Consumer Discretionary -- (Continued)
    Viacom, Inc. Class A                                       400 $    33,988
    Viacom, Inc. Class B                                     5,161     438,582
*   Visteon Corp.                                              629      54,603
#*  Vitamin Shoppe, Inc.                                       676      32,367
*   VOXX International Corp.                                   518       6,087
    Walt Disney Co. (The)                                   23,614   1,873,535
#   Weight Watchers International, Inc.                      1,686      33,383
#   Wendy's Co. (The)                                       14,715     122,282
*   West Marine, Inc.                                          591       6,324
#*  Wet Seal, Inc. (The) Class A                             3,500       3,955
    Whirlpool Corp.                                          3,000     460,140
    Williams-Sonoma, Inc.                                    4,117     258,630
#*  Winnebago Industries, Inc.                                 898      21,462
#   Wolverine World Wide, Inc.                               3,000      84,300
#   World Wrestling Entertainment, Inc. Class A              1,025      19,988
    Wyndham Worldwide Corp.                                  3,300     235,422
    Yum! Brands, Inc.                                        2,287     176,076
#*  Zale Corp.                                                 300       6,417
*   Zumiez, Inc.                                             1,100      26,895
                                                                   -----------
Total Consumer Discretionary                                        49,295,128
                                                                   -----------
Consumer Staples -- (6.6%)
#   Alico, Inc.                                                229       7,997
    Altria Group, Inc.                                      38,530   1,545,438
#   Andersons, Inc. (The)                                      817      50,891
    Archer-Daniels-Midland Co.                               7,539     329,680
    Avon Products, Inc.                                      8,406     128,444
    B&G Foods, Inc.                                          1,781      58,417
    Beam, Inc.                                               3,764     314,181
#*  Boston Beer Co., Inc. (The) Class A                        200      49,208
#*  Boulder Brands, Inc.                                     2,449      36,147
    Brown-Forman Corp. Class A                                 400      35,652
    Brown-Forman Corp. Class B                               1,950     174,954
    Bunge, Ltd.                                              2,000     159,300
    Cal-Maine Foods, Inc.                                      600      35,778
#   Calavo Growers, Inc.                                       440      13,680
#   Campbell Soup Co.                                        6,013     273,531
#   Casey's General Stores, Inc.                             1,582     108,620
*   Central Garden and Pet Co.                                 300       2,439
*   Central Garden and Pet Co. Class A                         500       4,135
#*  Chefs' Warehouse, Inc. (The)                               407       8,177
*   Chiquita Brands International, Inc.                      1,200      13,776
    Church & Dwight Co., Inc.                                2,600     179,426
#   Clorox Co. (The)                                         2,648     240,174
#   Coca-Cola Bottling Co. Consolidated                        130      10,690
    Coca-Cola Co. (The)                                     30,130   1,229,003
    Coca-Cola Enterprises, Inc.                              8,928     405,688
    Colgate-Palmolive Co.                                   19,889   1,338,530
    ConAgra Foods, Inc.                                      7,264     221,625
*   Constellation Brands, Inc. Class A                       5,918     472,493
    Costco Wholesale Corp.                                   7,202     833,127
#*  Craft Brew Alliance, Inc.                                  500       7,485

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Consumer Staples -- (Continued)
#*  Crimson Wine Group, Ltd.                                   265 $    2,356
    CVS Caremark Corp.                                      27,329  1,987,365
*   Darling International, Inc.                              4,268     85,403
#   Dean Foods Co.                                           4,921     77,949
    Dr Pepper Snapple Group, Inc.                            5,097    282,476
*   Elizabeth Arden, Inc.                                      900     33,066
    Energizer Holdings, Inc.                                 2,528    282,352
    Estee Lauder Cos., Inc. (The) Class A                    3,800    275,766
    Flowers Foods, Inc.                                      7,920    162,518
    Fresh Del Monte Produce, Inc.                            1,837     53,071
#*  Fresh Market, Inc. (The)                                   935     34,688
    General Mills, Inc.                                      7,297    386,887
#*  Hain Celestial Group, Inc. (The)                         1,127     96,944
#   Herbalife, Ltd.                                          1,600     95,968
    Hershey Co. (The)                                        1,673    161,009
    Hillshire Brands Co. (The)                               4,177    148,910
    Hormel Foods Corp.                                       4,198    200,203
    Ingles Markets, Inc. Class A                               687     15,794
    Ingredion, Inc.                                          1,760    123,992
    Inter Parfums, Inc.                                        866     31,687
    J&J Snack Foods Corp.                                      600     56,160
    JM Smucker Co. (The)                                     3,279    317,014
#   John B. Sanfilippo & Son, Inc.                              84      1,936
    Kellogg Co.                                              3,200    213,856
#   Keurig Green Mountain, Inc.                              3,350    313,828
    Kimberly-Clark Corp.                                     2,920    327,770
    Kraft Foods Group, Inc.                                  7,461    424,232
    Kroger Co. (The)                                         7,694    354,232
    Lancaster Colony Corp.                                   1,037     98,391
    Lorillard, Inc.                                          3,373    200,424
*   Mannatech, Inc.                                             15        244
#   McCormick & Co., Inc.                                    2,576    183,411
    Mead Johnson Nutrition Co.                               2,563    226,210
#*  Medifast, Inc.                                             500     15,825
    Molson Coors Brewing Co. Class B                         4,789    287,196
    Mondelez International, Inc. Class A                    22,890    816,028
*   Monster Beverage Corp.                                   2,704    181,060
#*  National Beverage Corp.                                    800     15,424
    Nu Skin Enterprises, Inc. Class A                          600     52,200
    Oil-Dri Corp. of America                                   202      6,769
*   Pantry, Inc. (The)                                         441      6,633
    PepsiCo, Inc.                                           17,835  1,531,848
    Philip Morris International, Inc.                       11,407    974,500
*   Pilgrim's Pride Corp.                                    3,106     67,897
#*  Post Holdings, Inc.                                      1,326     69,297
    Pricesmart, Inc.                                           446     42,834
    Procter & Gamble Co. (The)                              27,571  2,275,986
    Reliv International, Inc.                                  400        884
#*  Revlon, Inc. Class A                                     1,321     39,815
    Reynolds American, Inc.                                  5,600    316,008
*   Rite Aid Corp.                                          18,583    135,656
    Safeway, Inc.                                           10,882    370,641

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Consumer Staples -- (Continued)
#   Sanderson Farms, Inc.                                      930 $    76,511
*   Seneca Foods Corp. Class A                                 129       3,664
#   Snyder's-Lance, Inc.                                     2,204      58,538
    Spartan Stores, Inc.                                       710      15,293
    Spectrum Brands Holdings, Inc.                           2,061     158,347
#*  Susser Holdings Corp.                                      919      71,112
    Sysco Corp.                                              6,188     225,429
#   Tootsie Roll Industries, Inc.                            1,348      38,000
*   TreeHouse Foods, Inc.                                    1,364     102,082
#*  United Natural Foods, Inc.                               1,611     111,207
#*  USANA Health Sciences, Inc.                                400      27,144
    Wal-Mart Stores, Inc.                                    6,304     502,492
    Walgreen Co.                                             7,916     537,496
#   WD-40 Co.                                                  400      29,136
    Weis Markets, Inc.                                         606      27,931
*   WhiteWave Foods Co. (The) Class A                        6,094     168,743
    Whole Foods Market, Inc.                                 7,000     347,900
                                                                   -----------
Total Consumer Staples                                              25,252,324
                                                                   -----------
Energy -- (9.6%)
    Adams Resources & Energy, Inc.                             200      14,412
    Alon USA Energy, Inc.                                    2,719      44,292
#*  Alpha Natural Resources, Inc.                           11,598      49,871
    Anadarko Petroleum Corp.                                 6,803     673,633
    Apache Corp.                                             6,212     539,202
#*  Approach Resources, Inc.                                 1,205      25,004
#   Arch Coal, Inc.                                         12,669      58,024
*   Atwood Oceanics, Inc.                                    3,461     171,527
    Baker Hughes, Inc.                                       8,936     624,626
#*  Basic Energy Services, Inc.                              1,715      45,310
#*  Bill Barrett Corp.                                       2,201      52,120
    Bolt Technology Corp.                                      800      13,504
#*  Bonanza Creek Energy, Inc.                               1,872      91,017
#*  BPZ Resources, Inc.                                      3,512       9,482
    Bristow Group, Inc.                                      1,857     142,618
#*  C&J Energy Services, Inc.                                2,419      72,715
    Cabot Oil & Gas Corp.                                   10,800     424,224
*   Cal Dive International, Inc.                             2,777       4,110
*   Callon Petroleum Co.                                     1,690      15,514
*   Cameron International Corp.                              3,374     219,175
#   CARBO Ceramics, Inc.                                       700      97,937
*   Carrizo Oil & Gas, Inc.                                  2,543     139,916
*   Cheniere Energy, Inc.                                    4,199     237,034
    Chesapeake Energy Corp.                                 18,304     526,240
    Chevron Corp.                                           20,001   2,510,525
    Cimarex Energy Co.                                       3,858     459,565
#*  Clayton Williams Energy, Inc.                              300      43,344
#*  Clean Energy Fuels Corp.                                 2,990      26,461
*   Cloud Peak Energy, Inc.                                  2,566      50,525
*   Cobalt International Energy, Inc.                        4,850      87,300
#   Comstock Resources, Inc.                                 2,145      59,631
*   Concho Resources, Inc.                                   3,500     456,575

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Energy -- (Continued)
    ConocoPhillips                                          17,793 $1,322,198
    CONSOL Energy, Inc.                                      6,139    273,247
*   Contango Oil & Gas Co.                                     759     36,462
#*  Continental Resources, Inc.                              1,100    152,372
    Core Laboratories NV                                       800    150,144
    Dawson Geophysical Co.                                     300      8,478
    Delek US Holdings, Inc.                                  2,927     93,635
#   Denbury Resources, Inc.                                 13,018    218,963
    Devon Energy Corp.                                       6,504    455,280
    DHT Holdings, Inc.                                         612      4,780
#   Diamond Offshore Drilling, Inc.                          3,884    212,105
*   Dresser-Rand Group, Inc.                                 2,700    163,188
*   Dril-Quip, Inc.                                          1,320    149,318
#*  Endeavour International Corp.                            1,675      5,762
    Energen Corp.                                            2,564    199,761
#   Energy XXI Bermuda, Ltd.                                 3,420     81,841
*   ENGlobal Corp.                                             600      1,284
    EnLink Midstream LLC                                     2,100     74,193
    EOG Resources, Inc.                                      9,128    894,544
*   EPL Oil & Gas, Inc.                                      1,850     72,409
    EQT Corp.                                                2,610    284,464
*   Era Group, Inc.                                            900     25,695
#*  Escalera Resources Co.                                     400      1,092
    Evolution Petroleum Corp.                                  400      4,720
    Exterran Holdings, Inc.                                  3,388    145,752
    Exxon Mobil Corp.                                       37,767  3,867,718
*   FMC Technologies, Inc.                                   3,900    221,130
*   Gastar Exploration, Inc.                                 2,370     15,713
#*  Geospace Technologies Corp.                                600     34,878
#*  Goodrich Petroleum Corp.                                   370      9,305
#   Green Plains Renewable Energy, Inc.                      1,300     38,870
*   Gulf Coast Ultra Deep Royalty Trust                      6,415     18,860
    Gulf Island Fabrication, Inc.                              600     12,036
    Gulfmark Offshore, Inc. Class A                          1,300     58,513
*   Gulfport Energy Corp.                                    2,960    218,063
#*  Halcon Resources Corp.                                   1,890     10,433
    Halliburton Co.                                         12,911    814,297
#*  Harvest Natural Resources, Inc.                          1,569      7,076
*   Helix Energy Solutions Group, Inc.                       5,415    130,177
    Helmerich & Payne, Inc.                                  3,900    423,735
#*  Hercules Offshore, Inc.                                  7,529     33,655
    Hess Corp.                                               4,571    407,550
*   HKN, Inc.                                                    8        500
    HollyFrontier Corp.                                      6,627    348,514
#*  Hornbeck Offshore Services, Inc.                         1,690     70,017
#*  Houston American Energy Corp.                              397        187
#*  ION Geophysical Corp.                                    7,078     31,143
*   Key Energy Services, Inc.                                4,827     48,463
    Kinder Morgan, Inc.                                     13,384    437,121
    Knightsbridge Tankers, Ltd.                              1,161     13,874
*   Kodiak Oil & Gas Corp.                                  12,382    157,375
*   Kosmos Energy, Ltd.                                      1,756     19,176

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Energy -- (Continued)
#*  Laredo Petroleum, Inc.                                   4,774 $  139,544
#   LinnCo LLC                                               3,528     97,232
#*  Magnum Hunter Resources Corp.                            3,583     30,455
    Marathon Oil Corp.                                      11,243    406,434
    Marathon Petroleum Corp.                                 5,787    537,902
*   Matador Resources Co.                                    2,965     85,155
*   Matrix Service Co.                                       1,260     39,022
#*  McDermott International, Inc.                            8,851     63,993
#*  Midstates Petroleum Co., Inc.                              198      1,168
#*  Miller Energy Resources, Inc.                              372      1,793
*   Mitcham Industries, Inc.                                   226      3,119
    Murphy Oil Corp.                                         6,186    392,378
    Nabors Industries, Ltd.                                 14,742    376,216
    National Oilwell Varco, Inc.                             5,192    407,728
*   Natural Gas Services Group, Inc.                           794     24,368
*   Newfield Exploration Co.                                 7,554    255,703
*   Newpark Resources, Inc.                                  4,042     48,666
    Noble Corp. P.L.C.                                      11,683    359,953
    Noble Energy, Inc.                                       4,844    347,702
#   Nordic American Tankers, Ltd.                               60        518
#*  Northern Oil and Gas, Inc.                               3,085     47,602
#*  Nuverra Environmental Solutions, Inc.                    1,135     19,306
*   Oasis Petroleum, Inc.                                    3,592    167,064
    Occidental Petroleum Corp.                              12,671  1,213,248
    Oceaneering International, Inc.                          3,400    249,152
*   Oil States International, Inc.                           2,418    234,885
    ONEOK, Inc.                                              5,441    343,980
    Panhandle Oil and Gas, Inc. Class A                        200      8,770
*   Parker Drilling Co.                                      5,444     36,094
    Patterson-UTI Energy, Inc.                               6,286    204,484
#*  PDC Energy, Inc.                                         1,658    105,565
    Peabody Energy Corp.                                    10,464    198,921
*   Penn Virginia Corp.                                      4,203     69,938
*   PetroQuest Energy, Inc.                                  2,500     15,050
*   PHI, Inc. Non-Voting                                       505     22,624
    Phillips 66                                              8,162    679,242
*   Pioneer Energy Services Corp.                            3,078     46,078
    Pioneer Natural Resources Co.                            2,799    540,963
    QEP Resources, Inc.                                      6,074    186,411
    Range Resources Corp.                                    2,900    262,305
#*  Rentech, Inc.                                            6,215     13,176
*   Rex Energy Corp.                                         2,322     48,901
*   RigNet, Inc.                                               471     22,024
#*  Rosetta Resources, Inc.                                  1,900     89,946
*   Rowan Cos. P.L.C. Class A                                6,187    191,302
    RPC, Inc.                                                5,625    125,044
#*  SandRidge Energy, Inc.                                  19,866    136,281
    Schlumberger, Ltd.                                      22,609  2,295,944
#   Scorpio Tankers, Inc.                                    4,035     36,355
#*  SEACOR Holdings, Inc.                                      900     75,051
#   SemGroup Corp. Class A                                   1,695    108,277
    Ship Finance International, Ltd.                         2,989     52,696

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Energy -- (Continued)
    SM Energy Co.                                            2,978 $   220,759
*   Southwestern Energy Co.                                  7,654     366,473
    Spectra Energy Corp.                                     7,100     281,941
#*  Steel Excel, Inc.                                          300       9,720
*   Stone Energy Corp.                                       2,406     118,014
    Superior Energy Services, Inc.                           7,836     257,961
#*  Swift Energy Co.                                           900      11,097
*   Synergy Resources Corp.                                  2,274      26,469
    Targa Resources Corp.                                    1,084     117,061
#   Teekay Corp.                                             4,093     229,658
*   Tesco Corp.                                              1,101      22,020
    Tesoro Corp.                                             2,700     151,983
#*  TETRA Technologies, Inc.                                 3,259      40,737
*   TGC Industries, Inc.                                       694       3,512
    Tidewater, Inc.                                          2,293     116,782
#   Transocean, Ltd.                                         7,118     306,572
#*  Triangle Petroleum Corp.                                 1,612      15,507
#*  Ultra Petroleum Corp.                                    5,812     173,198
*   Unit Corp.                                               2,369     156,236
#*  Uranium Energy Corp.                                       455         487
*   Vaalco Energy, Inc.                                      2,200      20,284
    Valero Energy Corp.                                      6,849     391,557
#   W&T Offshore, Inc.                                       3,407      65,414
*   Warren Resources, Inc.                                   2,562      12,989
*   Weatherford International, Ltd.                         28,038     588,798
#   Western Refining, Inc.                                   3,300     143,550
*   Westmoreland Coal Co.                                      400      11,844
*   Whiting Petroleum Corp.                                  4,201     309,698
*   Willbros Group, Inc.                                     2,838      31,530
    Williams Cos., Inc. (The)                                6,400     269,888
#   World Fuel Services Corp.                                4,212     191,814
#*  WPX Energy, Inc.                                         6,253     133,064
                                                                   -----------
Total Energy                                                        36,727,844
                                                                   -----------
Financials -- (13.2%)
    1st Source Corp.                                           589      17,370
    1st United Bancorp, Inc.                                   188       1,376
    ACE, Ltd.                                                4,418     452,050
*   Affiliated Managers Group, Inc.                            800     158,560
    Aflac, Inc.                                             10,365     650,093
    Alexander & Baldwin, Inc.                                1,818      67,830
*   Alleghany Corp.                                            608     248,052
    Allied World Assurance Co. Holdings AG                   1,322     142,366
    Allstate Corp. (The)                                     9,275     528,211
*   Altisource Asset Management Corp.                           50      48,913
#*  Altisource Portfolio Solutions SA                          500      51,855
#*  Ambac Financial Group, Inc.                              1,200      36,216
*   American Capital, Ltd.                                   8,118     121,689
    American Equity Investment Life Holding Co.              2,887      67,325
    American Express Co.                                    10,464     914,868
    American Financial Group, Inc.                           3,769     220,223
    American International Group, Inc.                      11,775     625,606

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Financials -- (Continued)
    American National Insurance Co.                             696 $   78,237
    Ameriprise Financial, Inc.                                2,606    290,908
*   Ameris Bancorp                                              460      9,784
    AMERISAFE, Inc.                                             720     30,708
#   Amtrust Financial Services, Inc.                          3,027    117,054
    Aon P.L.C.                                                2,773    235,372
*   Arch Capital Group, Ltd.                                  4,136    237,076
    Argo Group International Holdings, Ltd.                     500     22,210
#   Arrow Financial Corp.                                       532     13,316
    Arthur J Gallagher & Co.                                  2,500    112,550
    Aspen Insurance Holdings, Ltd.                            2,398    109,780
#   Associated Banc-Corp                                      4,527     79,449
    Assurant, Inc.                                            2,875    193,804
    Assured Guaranty, Ltd.                                    6,718    160,627
*   Asta Funding, Inc.                                          300      2,451
    Astoria Financial Corp.                                   4,005     53,106
#*  Atlantic Coast Financial Corp.                               39        168
#*  Atlanticus Holdings Corp.                                   202        491
#*  AV Homes, Inc.                                               93      1,593
    Axis Capital Holdings, Ltd.                               3,885    177,739
    Baldwin & Lyons, Inc. Class B                               322      8,375
#   Banc of California, Inc.                                    350      4,400
    Bancfirst Corp.                                             614     35,741
*   Bancorp, Inc.                                               911     14,412
#   BancorpSouth, Inc.                                        3,266     76,294
    Bank Mutual Corp.                                         1,600      9,632
    Bank of America Corp.                                   187,476  2,838,387
#   Bank of Hawaii Corp.                                      1,445     79,721
    Bank of New York Mellon Corp. (The)                      19,117    647,493
    Bank of the Ozarks, Inc.                                  1,026     61,457
    BankFinancial Corp.                                         500      4,920
    BankUnited, Inc.                                          3,130    103,259
    Banner Corp.                                                661     26,136
    BB&T Corp.                                                7,705    287,628
    BBCN Bancorp, Inc.                                        2,952     45,490
#*  BBX Capital Corp. Class A                                   166      3,109
*   Beneficial Mutual Bancorp, Inc.                           2,921     38,090
    Berkshire Hills Bancorp, Inc.                               517     12,113
    BGC Partners, Inc. Class A                               10,187     73,041
    BlackRock, Inc.                                           1,345    404,845
*   BofI Holding, Inc.                                          540     43,529
#   BOK Financial Corp.                                         695     45,467
    Boston Private Financial Holdings, Inc.                   2,818     35,253
    Brookline Bancorp, Inc.                                   2,477     22,491
    Brown & Brown, Inc.                                       3,900    116,142
    Bryn Mawr Bank Corp.                                        239      6,520
    Calamos Asset Management, Inc. Class A                      500      6,090
#   Camden National Corp.                                       200      7,634
*   Capital Bank Financial Corp. Class A                         25        596
#   Capital City Bank Group, Inc.                               200      2,780
    Capital One Financial Corp.                               9,044    668,352
#   Capitol Federal Financial, Inc.                           6,023     72,517

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Financials -- (Continued)
    Cardinal Financial Corp.                                 1,000 $   16,800
#   Cash America International, Inc.                         1,200     52,260
    Cathay General Bancorp                                   2,951     69,644
    CBOE Holdings, Inc.                                      2,065    110,188
*   CBRE Group, Inc. Class A                                 5,874    156,483
    Center Bancorp, Inc.                                       336      6,219
    Centerstate Banks, Inc.                                    500      5,485
    Central Pacific Financial Corp.                          1,019     19,127
    Charles Schwab Corp. (The)                               9,809    260,429
    Chemical Financial Corp.                                   706     19,817
    Chubb Corp. (The)                                        3,820    351,746
    Cincinnati Financial Corp.                               5,024    244,870
    CIT Group, Inc.                                          6,226    268,029
    Citigroup, Inc.                                         47,513  2,276,348
#*  Citizens, Inc.                                           1,605     10,545
#   City Holding Co.                                           600     25,794
    City National Corp.                                      1,400    101,598
    Clifton Bancorp, Inc.                                      300      3,477
    CME Group, Inc.                                          2,500    175,975
    CNA Financial Corp.                                      2,800    114,660
    CNB Financial Corp.                                        200      3,304
    CNO Financial Group, Inc.                                7,390    127,477
    CoBiz Financial, Inc.                                      800      8,032
#   Cohen & Steers, Inc.                                       402     16,285
    Columbia Banking System, Inc.                            1,879     46,637
#   Comerica, Inc.                                           6,293    303,574
    Commerce Bancshares, Inc.                                4,115    178,920
#   Community Bank System, Inc.                              1,480     55,041
    Community Trust Bancorp, Inc.                              504     18,582
*   Cowen Group, Inc. Class A                                  828      3,403
    Crawford & Co. Class A                                      53        511
#   Crawford & Co. Class B                                     686      7,834
*   Credit Acceptance Corp.                                    757     99,561
    Cullen/Frost Bankers, Inc.                               1,641    125,389
#   CVB Financial Corp.                                      3,700     53,502
#*  DFC Global Corp.                                         1,315     12,256
    Dime Community Bancshares, Inc.                          1,300     21,190
    Discover Financial Services                              3,053    170,663
    Donegal Group, Inc. Class A                                642      9,476
*   E*TRADE Financial Corp.                                  4,100     92,045
    East West Bancorp, Inc.                                  5,018    173,171
#   Eaton Vance Corp.                                        3,443    124,189
*   eHealth, Inc.                                              500     20,945
    EMC Insurance Group, Inc.                                  430     14,186
    Employers Holdings, Inc.                                 1,000     20,350
#*  Encore Capital Group, Inc.                               1,364     58,952
    Endurance Specialty Holdings, Ltd.                       2,212    112,414
#*  Enstar Group, Ltd.                                         684     88,304
    Enterprise Financial Services Corp.                        430      7,684
    Erie Indemnity Co. Class A                                 735     52,663
    ESSA Bancorp, Inc.                                         400      4,156
    Evercore Partners, Inc. Class A                            897     47,927

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Financials -- (Continued)
    Everest Re Group, Ltd.                                   1,300 $  205,439
*   Ezcorp, Inc. Class A                                     1,020     10,639
    FBL Financial Group, Inc. Class A                          800     35,768
    Federal Agricultural Mortgage Corp. Class C                301     10,710
#   Federated Investors, Inc. Class B                        1,300     37,102
    Federated National Holding Co.                             200      3,886
    Fidelity National Financial, Inc. Class A                6,386    205,501
    Fifth Third Bancorp                                      8,123    167,415
#   Financial Engines, Inc.                                    325     14,381
    Financial Institutions, Inc.                               300      6,945
*   First Acceptance Corp.                                   1,000      2,390
#   First American Financial Corp.                           3,984    105,974
    First Bancorp                                              600     10,326
#*  First BanCorp.                                           5,979     30,732
    First Busey Corp.                                        2,827     15,549
*   First Cash Financial Services, Inc.                        757     36,919
#   First Commonwealth Financial Corp.                       4,114     35,339
    First Community Bancshares, Inc.                           500      7,405
    First Defiance Financial Corp.                             222      5,998
    First Financial Bancorp                                  1,807     29,255
#   First Financial Bankshares, Inc.                           950     56,098
    First Financial Corp.                                      422     13,508
    First Financial Holdings, Inc.                             732     42,068
#   First Financial Northwest, Inc.                            400      4,080
#   First Horizon National Corp.                             4,040     46,420
    First Interstate Bancsystem, Inc.                          286      7,119
    First Merchants Corp.                                    1,066     22,621
    First Midwest Bancorp, Inc.                              2,533     41,465
    First Niagara Financial Group, Inc.                      7,494     66,846
*   First Place Financial Corp.                                400          1
    First Republic Bank                                      4,299    218,217
    First South Bancorp, Inc.                                  200      1,606
    FirstMerit Corp.                                         4,644     90,047
*   Flagstar Bancorp, Inc.                                     804     14,150
    Flushing Financial Corp.                                   799     15,357
#   FNB Corp.                                                5,192     64,588
*   Forest City Enterprises, Inc. Class A                    6,068    114,746
*   Forestar Group, Inc.                                       800     13,640
    Fox Chase Bancorp, Inc.                                    147      2,452
    Franklin Resources, Inc.                                 4,765    249,448
    Fulton Financial Corp.                                   7,551     92,047
#   FXCM, Inc. Class A                                         316      4,892
    GAMCO Investors, Inc. Class A                              100      7,593
*   Genworth Financial, Inc. Class A                        23,205    414,209
    German American Bancorp, Inc.                              254      6,614
    GFI Group, Inc.                                          2,588      9,627
    Glacier Bancorp, Inc.                                    2,610     66,973
#*  Gleacher & Co., Inc.                                        52        598
*   Global Indemnity P.L.C.                                    450     12,060
    Goldman Sachs Group, Inc. (The)                          6,831  1,091,730
    Great Southern Bancorp, Inc.                               300      8,601
#*  Green Dot Corp. Class A                                    747     12,975

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Financials -- (Continued)
#   Greenhill & Co., Inc.                                      779 $   39,067
*   Greenlight Capital Re, Ltd. Class A                      1,100     35,013
#   Guaranty Bancorp                                           120      1,511
*   Hallmark Financial Services, Inc.                          500      4,200
    Hampden Bancorp, Inc.                                      100      1,625
    Hancock Holding Co.                                      2,019     68,101
    Hanmi Financial Corp.                                    1,188     25,269
    Hanover Insurance Group, Inc. (The)                      2,376    138,877
*   Harris & Harris Group, Inc.                              1,200      4,308
    Hartford Financial Services Group, Inc. (The)           17,708    635,186
    HCC Insurance Holdings, Inc.                             3,126    143,608
#   HCI Group, Inc.                                            300     11,604
#   Heartland Financial USA, Inc.                              435     10,571
    Heritage Commerce Corp.                                    441      3,581
    Heritage Financial Group, Inc.                             167      3,215
    HFF, Inc. Class A                                        1,233     41,922
*   Hilltop Holdings, Inc.                                   2,526     56,431
#*  Home Bancorp, Inc.                                         196      3,969
    Home BancShares, Inc.                                    2,076     65,830
    Home Federal Bancorp, Inc.                                 290      4,365
    Horace Mann Educators Corp.                              1,341     40,324
*   Howard Hughes Corp. (The)                                  683     97,505
    Hudson Valley Holding Corp.                                261      4,792
    Huntington Bancshares, Inc.                              9,647     88,367
#   Iberiabank Corp.                                         1,126     70,825
*   ICG Group, Inc.                                          1,306     26,616
#   Independence Holding Co.                                   330      4,310
#   Independent Bank Corp.                                     700     25,984
    Interactive Brokers Group, Inc. Class A                  2,858     68,306
    IntercontinentalExchange Group, Inc.                     2,366    483,705
    International Bancshares Corp.                           2,616     60,063
#*  INTL. FCStone, Inc.                                        459      8,684
    Invesco, Ltd.                                           13,515    475,863
*   Investment Technology Group, Inc.                        1,000     20,640
#   Investors Bancorp, Inc.                                  4,486    119,911
#   Janus Capital Group, Inc.                                7,729     93,753
    JMP Group, Inc.                                            400      2,764
    Jones Lang LaSalle, Inc.                                 1,600    185,424
    JPMorgan Chase & Co.                                    62,359  3,490,857
*   KCG Holdings, Inc. Class A                               1,260     12,537
#*  Kearny Financial Corp.                                     900     13,122
    Kemper Corp.                                             2,183     86,032
    Kennedy-Wilson Holdings, Inc.                            2,041     44,575
    KeyCorp                                                 23,198    316,421
    Lakeland Bancorp, Inc.                                   1,417     14,793
    Lakeland Financial Corp.                                   500     18,300
#   Legg Mason, Inc.                                         8,127    381,075
    Leucadia National Corp.                                  8,251    210,566
#   Life Partners Holdings, Inc.                               312        852
    Lincoln National Corp.                                   4,700    227,997
    Loews Corp.                                              2,700    118,719
    LPL Financial Holdings, Inc.                             1,825     86,414

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Financials -- (Continued)
#   M&T Bank Corp.                                           2,088 $254,757
#   Maiden Holdings, Ltd.                                    1,756   20,721
    MainSource Financial Group, Inc.                           700   11,571
*   Markel Corp.                                               358  224,079
    MarketAxess Holdings, Inc.                               1,000   53,880
    Marlin Business Services Corp.                             342    5,872
    Marsh & McLennan Cos., Inc.                              5,834  287,675
#*  Maui Land & Pineapple Co., Inc.                            300    2,349
#   MB Financial, Inc.                                       2,185   58,645
#*  MBIA, Inc.                                               7,816   94,730
*   MBT Financial Corp.                                        319    1,573
#   MCG Capital Corp.                                        2,400    8,064
    McGraw Hill Financial, Inc.                              4,514  333,720
#   Meadowbrook Insurance Group, Inc.                        1,600    8,960
#   Medallion Financial Corp.                                  600    8,160
    Mercury General Corp.                                    2,001   95,768
#*  Meridian Interstate Bancorp, Inc.                          478   12,079
    MetLife, Inc.                                           18,692  978,526
*   Metro Bancorp, Inc.                                        400    8,168
#*  MGIC Investment Corp.                                    3,341   28,733
    Montpelier Re Holdings, Ltd.                             1,800   55,044
    Moody's Corp.                                            2,097  164,614
    Morgan Stanley                                          31,284  967,614
*   MSCI, Inc.                                               3,734  151,376
    NASDAQ OMX Group, Inc. (The)                             7,871  290,440
#   National Interstate Corp.                                  500   14,010
    National Penn Bancshares, Inc.                           5,514   53,872
*   Navigators Group, Inc. (The)                               533   30,365
    NBT Bancorp, Inc.                                        1,133   25,662
    Nelnet, Inc. Class A                                     1,300   54,938
#   New York Community Bancorp, Inc.                        13,735  211,656
*   NewBridge Bancorp                                          300    2,307
*   NewStar Financial, Inc.                                  1,500   17,130
    Northeast Community Bancorp, Inc.                          300    2,184
    Northern Trust Corp.                                    10,062  606,235
    Northfield Bancorp, Inc.                                 2,004   25,992
    Northwest Bancshares, Inc.                               3,449   45,837
    OceanFirst Financial Corp.                                 597    9,683
*   Ocwen Financial Corp.                                    2,649  100,397
    OFG Bancorp                                              1,501   25,607
#   Old National Bancorp                                     2,500   35,300
    Old Republic International Corp.                         9,763  161,675
*   Old Second Bancorp, Inc.                                   300    1,428
    OmniAmerican Bancorp, Inc.                                 438   10,889
    OneBeacon Insurance Group, Ltd. Class A                    822   12,692
    Oritani Financial Corp.                                  2,070   30,698
    Pacific Continental Corp.                                  400    5,272
    PacWest Bancorp                                          3,806  149,842
    Park National Corp.                                        600   43,512
    Park Sterling Corp.                                      1,039    6,785
    PartnerRe, Ltd.                                          2,205  232,407
#   People's United Financial, Inc.                         15,038  214,743

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                             SHARES  VALUE+
                                                             ------ --------
Financials -- (Continued)
     Peoples Bancorp, Inc.                                      300 $  7,821
#*   PHH Corp.                                                2,035   48,372
*    Phoenix Cos., Inc. (The)                                   130    5,723
*    PICO Holdings, Inc.                                        641   14,903
     Pinnacle Financial Partners, Inc.                        1,087   37,578
*    Piper Jaffray Cos.                                         400   17,544
     Platinum Underwriters Holdings, Ltd.                     1,322   82,903
     PNC Financial Services Group, Inc. (The)                 6,924  581,893
*    Popular, Inc.                                            3,757  116,091
#*   Portfolio Recovery Associates, Inc.                      2,400  137,160
     Primerica, Inc.                                          2,242  102,885
#    Primus Guaranty, Ltd.                                      500    4,020
     Principal Financial Group, Inc.                         11,726  549,246
     PrivateBancorp, Inc.                                     2,885   79,539
     ProAssurance Corp.                                       2,591  117,683
     Progressive Corp. (The)                                 12,992  315,056
#    Prosperity Bancshares, Inc.                              2,000  118,000
     Protective Life Corp.                                    3,479  177,951
     Provident Financial Services, Inc.                       2,132   37,054
     Prudential Financial, Inc.                               7,777  627,448
     Radian Group, Inc.                                       1,600   22,368
     Raymond James Financial, Inc.                            3,015  149,845
*    Regional Management Corp.                                  298    4,571
     Regions Financial Corp.                                 33,898  343,726
     Reinsurance Group of America, Inc.                       2,467  189,244
#    RenaissanceRe Holdings, Ltd.                             1,711  173,170
     Renasant Corp.                                             684   18,618
     Republic Bancorp, Inc. Class A                             338    8,115
*    Republic First Bancorp, Inc.                               200      884
     Resource America, Inc. Class A                             551    4,689
*    Riverview Bancorp, Inc.                                    100      348
#    RLI Corp.                                                1,680   72,341
#    S&T Bancorp, Inc.                                          953   22,167
#*   Safeguard Scientifics, Inc.                                719   15,106
     Safety Insurance Group, Inc.                               689   37,006
     Sandy Spring Bancorp, Inc.                                 703   16,907
*    Seacoast Banking Corp. of Florida                          562    5,957
     SEI Investments Co.                                      4,267  138,165
     Selective Insurance Group, Inc.                          2,025   46,454
     Sierra Bancorp                                             700   10,927
*    Signature Bank                                           1,300  154,466
     Simmons First National Corp. Class A                       700   25,312
     Simplicity Bancorp, Inc.                                   100    1,734
     SLM Corp.                                                8,145  209,734
(o)  Southern Community Financial Corp.                         300       66
#    Southside Bancshares, Inc.                                 730   20,127
     Southwest Bancorp, Inc.                                    200    3,340
#*   St Joe Co. (The)                                         1,702   30,381
     StanCorp Financial Group, Inc.                           2,281  139,369
     State Auto Financial Corp.                                 800   16,368
     State Street Corp.                                      10,000  645,600
     Sterling Bancorp                                         2,388   28,560

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Financials -- (Continued)
#   Stewart Information Services Corp.                         700 $   21,350
*   Stifel Financial Corp.                                   2,194    102,613
    Stock Yards Bancorp Inc                                    564     16,627
#*  Suffolk Bancorp                                            100      2,193
#*  Sun Bancorp, Inc.                                          201        764
    SunTrust Banks, Inc.                                     4,780    182,883
    Susquehanna Bancshares, Inc.                             7,653     79,285
*   SVB Financial Group                                      1,700    181,373
*   SWS Group, Inc.                                            700      5,187
    Symetra Financial Corp.                                  3,608     74,541
    Synovus Financial Corp.                                 28,014     89,925
    T Rowe Price Group, Inc.                                 2,055    168,777
*   Taylor Capital Group, Inc.                                 494     10,517
    TCF Financial Corp.                                      6,235     97,890
    TD Ameritrade Holding Corp.                              5,192    165,625
*   Tejon Ranch Co.                                            400     12,404
#   Territorial Bancorp, Inc.                                  368      7,529
*   Texas Capital Bancshares, Inc.                           1,414     79,453
*   TFS Financial Corp.                                      3,709     49,664
    Tompkins Financial Corp.                                   520     24,513
#   Torchmark Corp.                                          2,271    180,999
#   Tower Group International, Ltd.                          1,315      3,235
#   TowneBank                                                  320      4,938
    Travelers Cos., Inc. (The)                               6,200    561,596
#*  Tree.com, Inc.                                             572     16,634
#   Trico Bancshares                                           400      9,700
#   TrustCo Bank Corp.                                       3,609     23,855
#   Trustmark Corp.                                          2,320     53,058
    U.S. Bancorp                                            22,168    904,011
#   UMB Financial Corp.                                      1,447     84,953
    Umpqua Holdings Corp.                                    4,349     72,324
    Union Bankshares Corp.                                   1,396     35,724
    United Bankshares, Inc.                                  2,181     63,794
*   United Community Banks, Inc.                             2,088     33,721
    United Financial Bancorp, Inc.(91030T109)                  559      9,861
    United Financial Bancorp, Inc.(910304104)                  760     10,002
    United Fire Group, Inc.                                    930     25,873
#   Universal Insurance Holdings, Inc.                       1,435     20,994
    Univest Corp. of Pennsylvania                              628     12,378
    Unum Group                                               8,400    279,048
    Validus Holdings, Ltd.                                   3,729    138,234
#   Valley National Bancorp                                  7,408     74,228
    ViewPoint Financial Group, Inc.                          1,477     38,505
*   Virtus Investment Partners, Inc.                           365     67,521
    Waddell & Reed Financial, Inc. Class A                   1,100     74,195
*   Walker & Dunlop, Inc.                                      646     10,129
    Washington Banking Co.                                     400      6,880
    Washington Federal, Inc.                                 3,765     81,249
    Washington Trust Bancorp, Inc.                             460     15,732
    Waterstone Financial, Inc.                                 768      7,995
    Webster Financial Corp.                                  3,968    119,596
    Wells Fargo & Co.                                       56,921  2,825,558

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Financials -- (Continued)
    WesBanco, Inc.                                             833 $    25,190
#   West Bancorporation, Inc.                                  300       4,353
#   Westamerica Bancorporation                                 618      31,407
*   Western Alliance Bancorp                                 2,804      64,688
#   Westfield Financial, Inc.                                  900       6,165
#   Westwood Holdings Group, Inc.                               96       5,584
    Willis Group Holdings P.L.C.                             2,269      93,006
    Wilshire Bancorp, Inc.                                   2,391      23,910
    Wintrust Financial Corp.                                 2,417     108,330
#*  World Acceptance Corp.                                     400      29,040
    WR Berkley Corp.                                         2,502     110,688
    WSFS Financial Corp.                                        82       5,545
    XL Group P.L.C.                                          8,531     267,447
*   Yadkin Financial Corp.                                      96       1,838
    Zions Bancorp.                                           4,695     135,779
#*  ZipRealty, Inc.                                            700       2,324
                                                                   -----------
Total Financials                                                    50,585,173
                                                                   -----------
Health Care -- (11.0%)
#*  Abaxis, Inc.                                               400      16,244
    Abbott Laboratories                                     11,400     441,636
    AbbVie, Inc.                                            21,341   1,111,439
#*  Acadia Healthcare Co., Inc.                              1,956      82,191
#*  Accuray, Inc.                                            2,534      21,286
*   Acorda Therapeutics, Inc.                                1,507      53,423
*   Actavis P.L.C.                                           2,504     511,642
*   Addus HomeCare Corp.                                     1,000      21,620
    Aetna, Inc.                                              8,334     595,464
#*  Affymax, Inc.                                              900         486
*   Affymetrix, Inc.                                         1,997      14,838
    Agilent Technologies, Inc.                               4,100     221,564
#*  Air Methods Corp.                                        2,554     142,181
#*  Akorn, Inc.                                              4,620     116,516
#*  Albany Molecular Research, Inc.                            956      15,353
#*  Alere, Inc.                                              4,703     157,080
*   Alexion Pharmaceuticals, Inc.                            1,200     189,840
#*  Align Technology, Inc.                                   1,878      94,632
*   Alkermes P.L.C.                                          3,183     147,246
    Allergan, Inc.                                           4,600     762,864
*   Allscripts Healthcare Solutions, Inc.                   10,304     156,827
*   Almost Family, Inc.                                        316       6,785
#*  Alnylam Pharmaceuticals, Inc.                              926      45,865
#*  Alphatec Holdings, Inc.                                    583         787
#*  AMAG Pharmaceuticals, Inc.                                  80       1,461
#*  Amedisys, Inc.                                           1,824      24,861
    AmerisourceBergen Corp.                                  4,284     279,231
    Amgen, Inc.                                              7,174     801,694
*   AMN Healthcare Services, Inc.                            2,472      30,851
*   Amsurg Corp.                                             1,512      65,485
    Analogic Corp.                                             500      37,540
*   AngioDynamics, Inc.                                        377       5,067
*   Anika Therapeutics, Inc.                                   680      29,063

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Health Care -- (Continued)
#*  ArthroCare Corp.                                         1,048 $   50,859
#*  athenahealth, Inc.                                         765     94,585
#*  Auxilium Pharmaceuticals, Inc.                             900     20,259
#*  Baxano Surgical, Inc.                                      300        255
    Baxter International, Inc.                               5,400    393,066
    Becton Dickinson and Co.                                 2,500    282,575
*   Bio-Rad Laboratories, Inc. Class A                         200     24,642
#*  Bio-Reference Labs, Inc.                                 1,000     25,400
*   Biogen Idec, Inc.                                        3,626  1,041,097
*   BioMarin Pharmaceutical, Inc.                              600     34,938
#*  BioScrip, Inc.                                           3,131     21,667
*   BioTelemetry, Inc.                                         640      5,082
*   Boston Scientific Corp.                                 62,279    785,338
#*  Bovie Medical Corp.                                        300      1,185
    Bristol-Myers Squibb Co.                                18,231    913,191
#*  Brookdale Senior Living, Inc.                            5,222    166,268
#*  Bruker Corp.                                             4,940    102,060
*   Cambrex Corp.                                              713     14,609
    Cantel Medical Corp.                                     1,605     53,222
*   Capital Senior Living Corp.                              1,099     27,178
    Cardinal Health, Inc.                                    5,300    368,403
*   CareFusion Corp.                                         7,097    277,209
*   Celgene Corp.                                            8,092  1,189,605
#*  Celldex Therapeutics, Inc.                               1,699     25,485
*   Centene Corp.                                            1,900    126,160
#*  Cepheid, Inc.                                            1,000     43,480
#*  Cerner Corp.                                             2,622    134,509
*   Charles River Laboratories International, Inc.           1,467     78,807
#   Chemed Corp.                                               700     58,289
#*  Chindex International, Inc.                                393      9,365
    Cigna Corp.                                              5,298    424,052
*   Community Health Systems, Inc.                           5,876    222,642
    Computer Programs & Systems, Inc.                          184     11,616
    CONMED Corp.                                             1,261     58,422
    Cooper Cos., Inc. (The)                                  2,104    277,539
*   Corvel Corp.                                               866     39,438
*   Covance, Inc.                                            1,146    101,169
    Covidien P.L.C.                                          4,400    313,500
    CR Bard, Inc.                                            1,454    199,678
*   Cross Country Healthcare, Inc.                             700      4,963
    CryoLife, Inc.                                             900      8,172
*   Cubist Pharmaceuticals, Inc.                             1,261     88,346
#*  Cumberland Pharmaceuticals, Inc.                           290      1,291
*   Cutera, Inc.                                               527      5,433
#*  Cyberonics, Inc.                                           600     35,496
*   Cynosure, Inc. Class A                                     826     20,270
*   DaVita HealthCare Partners, Inc.                         7,504    520,027
    DENTSPLY International, Inc.                             2,400    107,112
#*  Edwards Lifesciences Corp.                               1,734    141,269
    Eli Lilly & Co.                                         10,835    640,348
*   Emergent Biosolutions, Inc.                              1,107     29,181
*   Emeritus Corp.                                             948     28,279

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Health Care -- (Continued)
*   Endo International P.L.C.                                3,400 $  214,013
    Ensign Group, Inc. (The)                                   738     31,365
*   Enzo Biochem, Inc.                                         646      2,713
#   Enzon Pharmaceuticals, Inc.                              1,612      1,435
*   Exactech, Inc.                                             500     11,110
*   ExamWorks Group, Inc.                                    1,045     38,456
*   Express Scripts Holding Co.                             10,482    697,892
*   Five Star Quality Care, Inc.                             1,814      8,762
*   Forest Laboratories, Inc.                                5,730    526,644
*   Furiex Pharmaceuticals, Inc.                               175     18,090
#*  Gentiva Health Services, Inc.                            1,425     10,730
*   Gilead Sciences, Inc.                                   29,928  2,349,049
*   Greatbatch, Inc.                                         1,002     46,122
*   Haemonetics Corp.                                        2,427     73,684
*   Hanger, Inc.                                             1,400     48,538
#*  Harvard Apparatus Regenerative Technology, Inc.            150      1,297
#*  Harvard Bioscience, Inc.                                   600      2,532
*   HCA Holdings, Inc.                                       3,474    180,648
*   Health Net, Inc.                                         3,580    122,901
    HealthSouth Corp.                                        2,233     77,351
*   HealthStream, Inc.                                         600     13,590
#*  Healthways, Inc.                                         1,491     26,838
*   Henry Schein, Inc.                                       1,951    222,863
    Hill-Rom Holdings, Inc.                                  2,079     77,671
#*  HMS Holdings Corp.                                         353      5,708
#*  Hologic, Inc.                                            9,359    196,399
*   Hospira, Inc.                                            5,640    258,312
    Humana, Inc.                                             6,709    736,313
*   ICU Medical, Inc.                                          660     36,815
*   IDEXX Laboratories, Inc.                                   800    101,152
#*  Illumina, Inc.                                           1,676    227,685
*   Impax Laboratories, Inc.                                 2,100     54,915
#*  Incyte Corp., Ltd.                                       4,210    204,438
#*  Infinity Pharmaceuticals, Inc.                             498      4,865
*   Integra LifeSciences Holdings Corp.                      1,064     48,497
    Invacare Corp.                                             890     14,062
*   IPC The Hospitalist Co., Inc.                              573     23,206
#*  Isis Pharmaceuticals, Inc.                               1,958     52,102
*   Jazz Pharmaceuticals P.L.C.                              1,800    242,820
    Johnson & Johnson                                       39,753  4,026,581
    Kindred Healthcare, Inc.                                 2,179     54,693
*   Laboratory Corp. of America Holdings                       900     88,830
#   Landauer, Inc.                                             260     11,242
*   Lannett Co., Inc.                                          400     13,812
    LeMaitre Vascular, Inc.                                    500      4,105
#*  LHC Group, Inc.                                            689     14,317
*   LifePoint Hospitals, Inc.                                2,976    166,418
#*  Ligand Pharmaceuticals, Inc. Class B                       900     56,853
#*  Luminex Corp.                                              897     17,231
*   Magellan Health Services, Inc.                           1,296     74,805
#*  Mallinckrodt P.L.C.                                      1,316     93,739
#*  Masimo Corp.                                             2,577     68,961

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                              SHARES   VALUE+
                                                              ------ ----------
Health Care -- (Continued)
      McKesson Corp.                                           2,633 $  445,477
*     MedAssets, Inc.                                          3,169     72,348
(o)*  MedCath Corp.                                              117        234
*     Medical Action Industries, Inc.                            300      1,923
*     Medicines Co. (The)                                      1,638     43,571
*     Medidata Solutions, Inc.                                   848     30,791
*     Medivation, Inc.                                           928     55,875
*     MEDNAX, Inc.                                             4,800    284,400
      Medtronic, Inc.                                         15,825    930,826
      Merck & Co., Inc.                                       34,538  2,022,545
#     Meridian Bioscience, Inc.                                  854     17,054
#*    Merit Medical Systems, Inc.                              1,779     22,896
*     Mettler-Toledo International, Inc.                         300     69,936
#*    Molina Healthcare, Inc.                                  2,336     87,366
*     Momenta Pharmaceuticals, Inc.                            1,446     16,513
*     MWI Veterinary Supply, Inc.                                830    130,011
*     Mylan, Inc.                                              3,719    188,851
#*    Myriad Genetics, Inc.                                    2,499    105,483
#     National Healthcare Corp.                                  500     27,365
*     Natus Medical, Inc.                                      1,182     29,349
*     NuVasive, Inc.                                           1,987     66,982
      Omnicare, Inc.                                           4,650    275,605
*     Omnicell, Inc.                                           1,529     40,488
#*    Opko Health, Inc.                                        7,459     61,686
*     OraSure Technologies, Inc.                               2,225     14,574
*     Orthofix International NV                                  449     13,560
#     Owens & Minor, Inc.                                      3,014    101,090
*     PAREXEL International Corp.                              1,794     81,358
#     Patterson Cos., Inc.                                     3,919    159,503
*     PDI, Inc.                                                  200        944
#     PDL BioPharma, Inc.                                      4,450     37,780
      PerkinElmer, Inc.                                        4,931    206,954
      Perrigo Co. P.L.C.                                       1,077    156,014
      Pfizer, Inc.                                            38,289  1,197,680
*     PharMerica Corp.                                         1,213     32,981
#*    PhotoMedex, Inc.                                             6         91
#     Pozen, Inc.                                                739      6,178
*     Prestige Brands Holdings, Inc.                           1,900     63,688
#*    Progenics Pharmaceuticals, Inc.                            924      3,262
*     Providence Service Corp. (The)                             447     18,153
#*    Puma Biotechnology, Inc.                                   500     37,770
      Quality Systems, Inc.                                    1,799     26,571
#     Quest Diagnostics, Inc.                                  3,376    188,820
#     Questcor Pharmaceuticals, Inc.                           1,000     82,180
*     Quidel Corp.                                             1,116     23,938
*     RadNet, Inc.                                               600      2,982
*     Regeneron Pharmaceuticals, Inc.                            854    253,544
#*    Repligen Corp.                                             989     15,676
#     ResMed, Inc.                                             2,676    133,399
*     Rigel Pharmaceuticals, Inc.                              1,688      5,402
*     RTI Surgical, Inc.                                       2,790     11,997
*     Salix Pharmaceuticals, Ltd.                              1,287    141,570

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Health Care -- (Continued)
#*  Sangamo Biosciences, Inc.                                   26 $       360
*   Sciclone Pharmaceuticals, Inc.                           1,491       7,127
#*  Seattle Genetics, Inc.                                   1,709      65,762
    Select Medical Holdings Corp.                            5,549      77,464
*   Sirona Dental Systems, Inc.                              2,500     188,050
#*  Skilled Healthcare Group, Inc. Class A                     700       3,612
*   Spectranetics Corp.                                        600      12,756
#*  Spectrum Pharmaceuticals, Inc.                           1,060       7,282
    St Jude Medical, Inc.                                    3,829     243,027
*   Staar Surgical Co.                                         500       8,505
    STERIS Corp.                                             2,672     128,390
    Stryker Corp.                                            2,500     194,375
*   SurModics, Inc.                                            714      15,537
*   Symmetry Medical, Inc.                                   1,706      14,092
*   Taro Pharmaceutical Industries, Ltd.                       269      30,217
*   Team Health Holdings, Inc.                               1,765      85,567
    Techne Corp.                                               200      17,862
#   Teleflex, Inc.                                           1,814     185,191
#*  Tenet Healthcare Corp.                                   3,197     144,121
#*  Theravance, Inc.                                         1,661      44,714
    Thermo Fisher Scientific, Inc.                           2,342     266,988
*   Thoratec Corp.                                           2,700      88,506
*   Tornier NV                                                 425       7,212
*   Triple-S Management Corp. Class B                          800      11,984
#*  United Therapeutics Corp.                                1,215     121,512
    UnitedHealth Group, Inc.                                21,670   1,626,117
    Universal American Corp.                                 2,009      14,405
    Universal Health Services, Inc. Class B                  1,943     158,918
    US Physical Therapy, Inc.                                  424      13,080
*   Varian Medical Systems, Inc.                             1,919     152,656
*   Vascular Solutions, Inc.                                   600      13,146
*   VCA Antech, Inc.                                         4,571     140,010
*   Vertex Pharmaceuticals, Inc.                             1,922     130,119
*   Waters Corp.                                             1,800     177,372
*   WellCare Health Plans, Inc.                              1,400      94,458
    WellPoint, Inc.                                          6,525     656,937
    West Pharmaceutical Services, Inc.                       3,200     138,816
*   Wright Medical Group, Inc.                               1,822      49,832
    Zimmer Holdings, Inc.                                    5,344     517,299
    Zoetis, Inc.                                            15,188     459,589
                                                                   -----------
Total Health Care                                                   41,911,464
                                                                   -----------
Industrials -- (11.7%)
    3M Co.                                                   5,334     741,906
#   AAON, Inc.                                               1,125      31,894
#   AAR Corp.                                                1,540      39,886
    ABM Industries, Inc.                                     2,500      67,725
#   Acacia Research Corp.                                    1,906      30,572
*   ACCO Brands Corp.                                        4,257      26,095
    Aceto Corp.                                              1,000      21,880
#*  Acorn Energy, Inc.                                         200         464
    Actuant Corp. Class A                                    3,519     119,153

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Industrials -- (Continued)
    Acuity Brands, Inc.                                        800 $   99,656
#   ADT Corp. (The)                                          6,133    185,462
#*  Advisory Board Co. (The)                                   600     34,356
*   AECOM Technology Corp.                                   4,952    160,544
*   Aegion Corp.                                             1,353     34,488
#*  Aerovironment, Inc.                                      1,280     43,226
    AGCO Corp.                                               5,296    294,987
*   Air Transport Services Group, Inc.                       1,100      8,613
    Aircastle, Ltd.                                          2,100     36,897
    Alamo Group, Inc.                                          659     35,006
    Alaska Air Group, Inc.                                   1,373    129,172
    Albany International Corp. Class A                       1,347     48,465
#   Allegiant Travel Co.                                       500     58,725
    Allegion P.L.C.                                          2,086    102,944
    Alliant Techsystems, Inc.                                1,532    220,945
    Allison Transmission Holdings, Inc.                      2,335     69,676
    Altra Industrial Motion Corp.                              968     33,067
    AMERCO                                                     573    143,313
#*  Ameresco, Inc. Class A                                     546      3,500
*   American Airlines Group, Inc.                            1,400     49,098
    American Railcar Industries, Inc.                          800     55,552
    American Science & Engineering, Inc.                       300     20,160
#*  American Superconductor Corp.                              439        562
*   American Woodmark Corp.                                    400     12,004
    AMETEK, Inc.                                             3,943    207,875
    AO Smith Corp.                                           4,400    205,744
    Apogee Enterprises, Inc.                                 1,700     54,009
    Applied Industrial Technologies, Inc.                    2,374    113,762
*   ARC Document Solutions, Inc.                             1,755     11,232
    ArcBest Corp.                                              843     33,231
    Argan, Inc.                                                422     11,297
*   Armstrong World Industries, Inc.                         1,996    104,910
    Astec Industries, Inc.                                   1,000     39,950
*   Astronics Corp.                                            253     14,451
#*  Astronics Corp. Class B                                     50      2,845
#*  Atlas Air Worldwide Holdings, Inc.                         786     27,502
*   Avis Budget Group, Inc.                                  3,896    204,891
#   AZZ, Inc.                                                1,009     43,811
*   B/E Aerospace, Inc.                                      2,400    210,648
    Babcock & Wilcox Co. (The)                               3,044    105,901
    Baltic Trading, Ltd.                                     2,100     12,579
    Barnes Group, Inc.                                       2,050     78,966
    Barrett Business Services, Inc.                            297     14,972
*   Beacon Roofing Supply, Inc.                              2,797     99,517
*   Blount International, Inc.                               1,900     21,223
#*  BlueLinx Holdings, Inc.                                  1,514      1,983
    Boeing Co. (The)                                        10,768  1,389,287
    Brady Corp. Class A                                      1,950     50,290
#   Briggs & Stratton Corp.                                  2,000     42,740
#   Brink's Co. (The)                                        2,100     53,424
#*  Builders FirstSource, Inc.                                 800      6,280
*   CAI International, Inc.                                    425      9,244

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
    Carlisle Cos., Inc.                                      2,358 $193,945
#*  Casella Waste Systems, Inc. Class A                        900    4,590
    Caterpillar, Inc.                                        6,526  687,840
#*  CBIZ, Inc.                                               2,496   21,391
    CDI Corp.                                                  500    7,660
#   Ceco Environmental Corp.                                   721   11,457
    Celadon Group, Inc.                                        500   11,505
#   CH Robinson Worldwide, Inc.                              1,698  100,012
#*  Chart Industries, Inc.                                   1,000   68,220
    Chicago Bridge & Iron Co. NV                             1,299  104,011
    Cintas Corp.                                             3,600  212,148
    CIRCOR International, Inc.                                 600   48,726
#   CLARCOR, Inc.                                            1,400   80,864
#*  Clean Harbors, Inc.                                      1,500   90,000
*   Colfax Corp.                                             3,202  230,480
*   Columbus McKinnon Corp.                                  1,099   29,113
    Comfort Systems USA, Inc.                                1,453   21,795
#*  Commercial Vehicle Group, Inc.                           1,000    9,710
    Con-way, Inc.                                            1,365   57,985
    Copa Holdings SA Class A                                   600   81,168
*   Copart, Inc.                                             3,600  130,572
    Corporate Executive Board Co. (The)                        778   53,698
    Courier Corp.                                              400    5,812
#   Covanta Holding Corp.                                    2,200   40,590
*   CPI Aerostructures, Inc.                                   300    4,041
*   CRA International, Inc.                                    400    8,708
    Crane Co.                                                2,019  146,842
    Cubic Corp.                                                956   45,343
    Cummins, Inc.                                            2,740  413,329
    Curtiss-Wright Corp.                                     2,082  133,123
    Danaher Corp.                                            5,750  421,935
    Deere & Co.                                              5,411  505,063
    Delta Air Lines, Inc.                                   10,054  370,289
    Deluxe Corp.                                             2,328  127,924
#*  DigitalGlobe, Inc.                                       2,938   87,494
    Donaldson Co., Inc.                                      4,000  168,360
    Douglas Dynamics, Inc.                                     841   14,188
    Dover Corp.                                              3,970  343,008
*   Ducommun, Inc.                                             200    4,854
    Dun & Bradstreet Corp. (The)                             2,115  234,257
*   DXP Enterprises, Inc.                                      600   67,926
*   Dycom Industries, Inc.                                   1,500   47,100
    Dynamic Materials Corp.                                    497   10,039
    Eaton Corp. P.L.C.                                      10,226  742,817
#*  Echo Global Logistics, Inc.                                662   12,949
    EMCOR Group, Inc.                                        2,901  133,417
    Emerson Electric Co.                                    13,639  929,907
    Encore Wire Corp.                                          782   38,107
#*  Energy Recovery, Inc.                                      975    4,982
*   EnerNOC, Inc.                                            1,220   28,792
    EnerSys, Inc.                                            2,000  135,160
#*  Engility Holdings, Inc.                                    441   19,245

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
    Ennis, Inc.                                               1,000 $   14,960
#*  EnPro Industries, Inc.                                      801     57,039
    Equifax, Inc.                                             2,400    169,944
    ESCO Technologies, Inc.                                   1,418     47,390
*   Esterline Technologies Corp.                              1,300    141,726
    Exelis, Inc.                                              8,790    162,967
    Expeditors International of Washington, Inc.              3,885    160,217
    Exponent, Inc.                                              300     21,126
#   Fastenal Co.                                              4,596    230,168
*   Federal Signal Corp.                                      2,530     38,405
    FedEx Corp.                                               4,158    566,527
    Flowserve Corp.                                           2,400    175,320
    Fluor Corp.                                               3,891    294,549
    Fortune Brands Home & Security, Inc.                      2,238     89,184
    Forward Air Corp.                                           400     17,692
*   Franklin Covey Co.                                          400      8,108
    Franklin Electric Co., Inc.                               1,662     64,270
#   FreightCar America, Inc.                                    400     10,504
*   FTI Consulting, Inc.                                      1,955     67,056
#*  Fuel Tech, Inc.                                             100        609
*   Furmanite Corp.                                           1,258     13,184
    G&K Services, Inc. Class A                                  793     41,981
    GATX Corp.                                                1,274     83,613
*   Gencor Industries, Inc.                                     300      3,147
#*  GenCorp, Inc.                                             1,473     25,866
    Generac Holdings, Inc.                                    2,221    130,772
    General Cable Corp.                                       2,001     51,266
    General Dynamics Corp.                                    3,500    383,075
    General Electric Co.                                    102,682  2,761,119
*   Genesee & Wyoming, Inc. Class A                           1,761    174,357
*   Gibraltar Industries, Inc.                                1,224     20,906
    Global Power Equipment Group, Inc.                          464      8,134
#   Gorman-Rupp Co. (The)                                       875     27,169
*   GP Strategies Corp.                                         904     23,757
    Graco, Inc.                                               1,377     99,832
#*  GrafTech International, Ltd.                              2,201     24,673
    Graham Corp.                                                488     14,562
#   Granite Construction, Inc.                                1,548     57,864
*   Great Lakes Dredge & Dock Corp.                           3,400     29,342
#*  Greenbrier Cos., Inc. (The)                               1,486     77,926
    Griffon Corp.                                             1,955     20,801
*   H&E Equipment Services, Inc.                              1,296     49,961
    Harsco Corp.                                              3,652     87,392
#*  Hawaiian Holdings, Inc.                                   1,300     18,785
#   Healthcare Services Group, Inc.                           1,300     37,830
#   Heartland Express, Inc.                                   2,788     60,667
#   HEICO Corp.                                                 985     54,490
    HEICO Corp. Class A                                       1,431     58,313
    Heidrick & Struggles International, Inc.                    505      9,519
    Herman Miller, Inc.                                       2,188     67,456
*   Hertz Global Holdings, Inc.                              19,946    567,863
*   Hexcel Corp.                                              3,195    133,200

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
*   Hill International, Inc.                                 1,100 $  7,392
#   HNI Corp.                                                1,663   58,587
#   Houston Wire & Cable Co.                                   600    7,476
*   Hub Group, Inc. Class A                                    800   35,720
    Hubbell, Inc. Class A                                      100   11,210
    Hubbell, Inc. Class B                                    1,724  202,949
*   Hudson Global, Inc.                                        800    2,840
    Huntington Ingalls Industries, Inc.                      1,901  195,803
    Hurco Cos., Inc.                                           200    5,332
*   Huron Consulting Group, Inc.                               770   54,824
    Hyster-Yale Materials Handling, Inc.                       600   57,834
*   ICF International, Inc.                                    997   38,853
    IDEX Corp.                                               2,800  208,796
*   IHS, Inc. Class A                                          800   96,504
    Illinois Tool Works, Inc.                                2,600  221,598
    Ingersoll-Rand P.L.C.                                    6,258  374,228
#*  InnerWorkings, Inc.                                      1,200    8,640
#*  Innovative Solutions & Support, Inc.                       300    2,019
    Insperity, Inc.                                            771   24,718
    Insteel Industries, Inc.                                   594   12,225
#*  Integrated Electrical Services, Inc.                       300    1,863
    Interface, Inc.                                          2,396   43,104
    International Shipholding Corp.                            200    5,388
#   Intersections, Inc.                                        600    3,372
#   Iron Mountain, Inc.                                      7,174  204,029
    ITT Corp.                                                4,202  181,274
*   Jacobs Engineering Group, Inc.                           5,606  323,466
    JB Hunt Transport Services, Inc.                         1,000   76,100
#*  JetBlue Airways Corp.                                   11,449   90,504
    John Bean Technologies Corp.                               808   23,424
#   Joy Global, Inc.                                         3,096  186,936
    Kaman Corp.                                              1,003   42,096
    Kansas City Southern                                     1,900  191,672
    KAR Auction Services, Inc.                               5,451  162,331
    KBR, Inc.                                                5,160  130,909
    Kelly Services, Inc. Class A                             1,714   36,097
#   Kennametal, Inc.                                         2,119   99,021
    Kforce, Inc.                                             1,128   26,079
    Kimball International, Inc. Class B                      1,135   19,023
*   Kirby Corp.                                              2,083  209,591
#   Knight Transportation, Inc.                              3,100   73,563
    Knoll, Inc.                                              1,852   33,688
*   Korn/Ferry International                                 2,336   67,861
#*  Kratos Defense & Security Solutions, Inc.                1,730   12,491
    L-3 Communications Holdings, Inc.                        2,690  310,345
#   Landstar System, Inc.                                      600   37,794
*   Lawson Products, Inc.                                      196    3,283
#*  Layne Christensen Co.                                      712   12,403
    LB Foster Co. Class A                                      400   18,940
#   Lennox International, Inc.                               1,171   98,165
    Lincoln Electric Holdings, Inc.                          2,700  180,387
    Lindsay Corp.                                              550   48,472

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
#*  LMI Aerospace, Inc.                                       400  $  5,456
    Lockheed Martin Corp.                                   4,212   691,358
    LSI Industries, Inc.                                      600     4,566
*   Lydall, Inc.                                              500    11,705
*   Magnetek, Inc.                                             50     1,103
#   Manitowoc Co., Inc. (The)                               5,541   176,093
    Manpowergroup, Inc.                                     3,651   296,972
    Marten Transport, Ltd.                                    906    21,255
    Masco Corp.                                             7,200   144,648
#*  MasTec, Inc.                                            2,659   105,243
    Matson, Inc.                                               65     1,540
    McGrath RentCorp                                          818    25,832
*   Meritor, Inc.                                           2,442    28,987
#*  Middleby Corp. (The)                                      500   126,240
    Miller Industries, Inc.                                   400     7,748
*   Mistras Group, Inc.                                       854    19,394
    Mobile Mini, Inc.                                       1,713    75,680
*   Moog, Inc. Class A                                      1,847   120,886
*   MRC Global, Inc.                                        3,070    89,613
#   MSA Safety, Inc.                                        1,225    64,619
    MSC Industrial Direct Co., Inc. Class A                 1,814   165,183
    Mueller Industries, Inc.                                1,800    52,092
    Mueller Water Products, Inc. Class A                    5,594    51,017
#   Multi-Color Corp.                                         435    15,160
*   MYR Group, Inc.                                           900    21,114
#   National Presto Industries, Inc.                          235    16,981
*   Navigant Consulting, Inc.                               1,346    22,613
#*  NCI Building Systems, Inc.                                700    10,948
    Nielsen Holdings NV                                     9,156   429,874
    NN, Inc.                                                  316     6,184
    Nordson Corp.                                           1,400   104,090
*   Nortek, Inc.                                              454    37,301
    Northrop Grumman Corp.                                  3,000   364,530
*   Northwest Pipe Co.                                        561    20,067
#*  Ocean Power Technologies, Inc.                            200       540
*   Old Dominion Freight Line, Inc.                         3,300   200,079
#   Omega Flex, Inc.                                           93     1,876
*   On Assignment, Inc.                                     1,588    55,580
*   Orbital Sciences Corp.                                  2,694    79,204
*   Orion Energy Systems, Inc.                                600     3,180
*   Orion Marine Group, Inc.                                1,426    16,727
    Oshkosh Corp.                                           4,319   239,748
    Owens Corning                                           6,280   256,538
    PACCAR, Inc.                                            3,100   198,338
    Pall Corp.                                              2,113   177,809
*   PAM Transportation Services, Inc.                         100     2,489
*   Park-Ohio Holdings Corp.                                  300    17,517
    Parker Hannifin Corp.                                   1,600   203,008
*   Patrick Industries, Inc.                                  377    15,106
#*  Pendrell Corp.                                          2,782     4,590
    Pentair, Ltd.                                           9,636   715,858
*   PGT, Inc.                                                 625     6,219

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
*   Pike Corp.                                               1,262 $ 12,115
    Pitney Bowes, Inc.                                       5,947  159,380
#*  Polypore International, Inc.                             1,867   64,748
    Powell Industries, Inc.                                    428   27,101
*   PowerSecure International, Inc.                            800   17,784
    Precision Castparts Corp.                                  681  172,354
    Primoris Services Corp.                                  2,897   81,058
*   Proto Labs, Inc.                                           568   34,387
    Quad/Graphics, Inc.                                        969   20,979
*   Quality Distribution, Inc.                                 400    5,028
#   Quanex Building Products Corp.                           1,226   23,098
*   Quanta Services, Inc.                                    6,633  234,012
#   Raven Industries, Inc.                                   1,844   56,980
    Raytheon Co.                                             5,078  484,847
*   RBC Bearings, Inc.                                         700   43,582
    Regal-Beloit Corp.                                       1,939  144,901
*   Republic Airways Holdings, Inc.                          1,333   11,077
    Resources Connection, Inc.                               1,538   20,932
#*  Roadrunner Transportation Systems, Inc.                    650   16,010
    Robert Half International, Inc.                          3,244  145,331
    Rockwell Automation, Inc.                                3,135  373,629
    Rockwell Collins, Inc.                                   3,148  244,442
    Rollins, Inc.                                            2,450   73,696
    Roper Industries, Inc.                                   2,420  336,259
*   RPX Corp.                                                1,671   27,371
    RR Donnelley & Sons Co.                                 10,451  183,938
#*  Rush Enterprises, Inc. Class A                             887   28,473
    Ryder System, Inc.                                       2,798  229,940
*   Saia, Inc.                                                 700   28,819
    Schawk, Inc.                                               600   12,000
*   Sensata Technologies Holding NV                          2,755  117,005
    Simpson Manufacturing Co., Inc.                          2,239   73,417
    SkyWest, Inc.                                            1,371   15,904
*   SL Industries, Inc.                                        100    2,749
    Snap-on, Inc.                                            2,327  269,932
    Southwest Airlines Co.                                  24,471  591,464
#*  SP Plus Corp.                                              400    9,768
*   Sparton Corp.                                              143    3,884
*   Spirit Aerosystems Holdings, Inc. Class A                4,604  138,258
*   Spirit Airlines, Inc.                                    1,986  112,884
    SPX Corp.                                                2,340  238,306
#*  Standard Register Co. (The)                                120      871
    Standex International Corp.                                521   30,932
    Stanley Black & Decker, Inc.                             6,094  523,414
    Steelcase, Inc. Class A                                  2,650   43,672
*   Stericycle, Inc.                                           588   68,467
#*  Sterling Construction Co., Inc.                            400    3,072
    Sun Hydraulics Corp.                                       900   36,792
#*  Swift Transportation Co.                                 1,965   47,258
#   TAL International Group, Inc.                            1,400   59,052
*   Taser International, Inc.                                1,400   22,610
#*  Team, Inc.                                                 600   25,734

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Industrials -- (Continued)
#*  Tecumseh Products Co. Class A                              400 $    2,404
*   Teledyne Technologies, Inc.                              1,301    120,811
#   Tennant Co.                                                650     41,464
#   Terex Corp.                                              5,091    220,389
*   Tetra Tech, Inc.                                         2,501     71,704
#   Textainer Group Holdings, Ltd.                           1,838     72,233
    Textron, Inc.                                            6,205    253,784
*   Thermon Group Holdings, Inc.                               951     22,653
    Timken Co. (The)                                         2,900    182,932
#   Titan International, Inc.                                1,654     28,962
#*  Titan Machinery, Inc.                                    1,000     17,640
    Toro Co. (The)                                           1,000     63,540
    Towers Watson & Co. Class A                              1,555    174,502
    TransDigm Group, Inc.                                    1,100    195,657
*   TRC Cos., Inc.                                             500      2,965
#*  Trex Co., Inc.                                             400     31,408
*   Trimas Corp.                                             1,769     63,436
    Trinity Industries, Inc.                                 3,300    247,698
    Triumph Group, Inc.                                      2,200    142,582
*   TrueBlue, Inc.                                           1,673     44,753
*   Tutor Perini Corp.                                       1,982     58,667
#   Twin Disc, Inc.                                            300      8,679
    Tyco International, Ltd.                                 6,502    265,932
*   Ultralife Corp.                                            200        720
    UniFirst Corp.                                             600     57,744
    Union Pacific Corp.                                        446     84,932
*   United Continental Holdings, Inc.                        6,748    275,791
    United Parcel Service, Inc. Class B                      6,739    663,791
#*  United Rentals, Inc.                                     4,571    428,897
    United Stationers, Inc.                                  1,810     67,929
    United Technologies Corp.                               13,324  1,576,629
    Universal Forest Products, Inc.                            700     35,343
    URS Corp.                                                3,026    142,585
    US Ecology, Inc.                                           600     26,790
#*  USG Corp.                                                1,700     50,762
#   UTi Worldwide, Inc.                                      2,500     24,475
#   Valmont Industries, Inc.                                   797    118,681
*   Verisk Analytics, Inc. Class A                           2,392    143,735
*   Versar, Inc.                                               489      1,888
    Viad Corp.                                                 809     18,647
*   Vicor Corp.                                                600      5,016
#*  Volt Information Sciences, Inc.                            500      3,990
    VSE Corp.                                                  151      9,433
#*  Wabash National Corp.                                    1,846     24,663
*   WABCO Holdings, Inc.                                     1,483    158,696
    Wabtec Corp.                                             3,200    238,560
    Waste Connections, Inc.                                  3,588    160,240
    Watsco, Inc.                                             1,400    144,074
    Watts Water Technologies, Inc. Class A                   1,100     58,520
    Werner Enterprises, Inc.                                 1,314     33,638
*   Wesco Aircraft Holdings, Inc.                              494     10,008
#*  WESCO International, Inc.                                1,785    156,687

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Industrials -- (Continued)
*   Willis Lease Finance Corp.                                  78 $     1,572
    Woodward, Inc.                                           1,978      88,674
    WW Grainger, Inc.                                          905     230,232
#*  XPO Logistics, Inc.                                        549      14,900
    Xylem, Inc.                                              3,586     134,798
                                                                   -----------
Total Industrials                                                   44,580,899
                                                                   -----------
Information Technology -- (15.9%)
#*  3D Systems Corp.                                         1,800      85,212
    Accenture P.L.C. Class A                                11,246     902,154
*   ACI Worldwide, Inc.                                      1,129      64,522
    Activision Blizzard, Inc.                               19,143     383,051
*   Actuate Corp.                                            1,433       8,068
*   Acxiom Corp.                                             2,815      79,496
*   Adobe Systems, Inc.                                      6,689     412,644
#   ADTRAN, Inc.                                             2,743      61,526
*   Advanced Energy Industries, Inc.                         1,310      28,663
#   Advent Software, Inc.                                    2,500      72,050
*   Agilysys, Inc.                                             761       9,543
*   Akamai Technologies, Inc.                                3,032     160,908
*   Alliance Data Systems Corp.                                700     169,330
*   Alpha & Omega Semiconductor, Ltd.                          249       1,793
    Altera Corp.                                             4,995     162,437
    Amdocs, Ltd.                                             4,603     214,178
    American Software, Inc. Class A                            400       3,856
#*  Amkor Technology, Inc.                                     768       6,106
    Amphenol Corp. Class A                                   1,302     124,146
*   Amtech Systems, Inc.                                       200       1,710
    Analog Devices, Inc.                                     5,187     266,041
    Anixter International, Inc.                              1,157     113,363
*   ANSYS, Inc.                                              1,200      91,572
*   AOL, Inc.                                                3,607     154,416
    Apple, Inc.                                              9,440   5,570,450
    Applied Materials, Inc.                                 15,282     291,275
*   ARRIS Group, Inc.                                        5,713     149,052
*   Arrow Electronics, Inc.                                  4,168     236,534
*   Aspen Technology, Inc.                                   2,117      91,010
*   Atmel Corp.                                              6,502      50,521
*   Autodesk, Inc.                                           4,404     211,480
    Automatic Data Processing, Inc.                          8,660     675,134
    Avago Technologies, Ltd.                                 3,000     190,500
#*  AVG Technologies NV                                      1,100      20,603
#*  Avid Technology, Inc.                                    1,011       7,633
    Avnet, Inc.                                              4,760     205,299
*   Aware, Inc.                                                500       2,770
    Badger Meter, Inc.                                         485      24,032
*   Bankrate, Inc.                                           2,869      50,265
    Bel Fuse, Inc. Class B                                     278       6,049
    Belden, Inc.                                             1,640     121,048
*   Benchmark Electronics, Inc.                              1,618      37,505
    Black Box Corp.                                            500      10,630
    Blackbaud, Inc.                                            764      23,264

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
#*  Blackhawk Network Holdings, Inc. Class B                  1,787 $   41,155
#*  Blucora, Inc.                                             1,400     26,950
    Booz Allen Hamilton Holding Corp.                         1,157     26,889
*   Bottomline Technologies de, Inc.                            953     30,153
    Broadcom Corp. Class A                                    6,052    186,462
    Broadridge Financial Solutions, Inc.                      4,206    161,258
*   Brocade Communications Systems, Inc.                     16,851    156,883
    Brooks Automation, Inc.                                   1,100     11,253
#*  BTU International, Inc.                                     200        586
    CA, Inc.                                                 13,259    399,626
*   Cabot Microelectronics Corp.                                768     33,308
#*  CACI International, Inc. Class A                            900     62,685
*   Cadence Design Systems, Inc.                              7,920    123,235
#*  CalAmp Corp.                                                600     10,650
*   Calix, Inc.                                               1,647     14,510
*   Cardtronics, Inc.                                         1,850     61,938
*   Cascade Microtech, Inc.                                     300      3,204
#   Cass Information Systems, Inc.                              442     22,325
*   Ceva, Inc.                                                  108      1,753
*   Checkpoint Systems, Inc.                                  1,612     20,585
*   CIBER, Inc.                                               2,092      9,037
#*  Ciena Corp.                                               4,191     82,856
#*  Cirrus Logic, Inc.                                          463     10,325
    Cisco Systems, Inc.                                     101,037  2,334,965
#*  Citrix Systems, Inc.                                      1,559     92,464
*   Clearfield, Inc.                                            600      9,456
*   Cognex Corp.                                              2,478     85,318
*   Cognizant Technology Solutions Corp. Class A              5,430    260,124
*   Coherent, Inc.                                              900     53,739
    Cohu, Inc.                                                  323      3,327
    Communications Systems, Inc.                                300      3,627
*   CommVault Systems, Inc.                                     801     38,768
    Computer Sciences Corp.                                   6,070    359,223
    Computer Task Group, Inc.                                   610      9,644
    Compuware Corp.                                           9,617     99,632
*   comScore, Inc.                                              268      8,396
#   Comtech Telecommunications Corp.                            364     11,557
*   Comverse, Inc.                                              313      7,806
#*  Concur Technologies, Inc.                                 1,400    112,658
*   Constant Contact, Inc.                                      624     16,137
    Convergys Corp.                                           4,549     97,985
#*  Conversant, Inc.                                          5,802    141,801
*   CoreLogic, Inc.                                           4,793    134,348
    Corning, Inc.                                             8,335    174,285
*   CoStar Group, Inc.                                          883    142,066
#*  Cray, Inc.                                                1,325     38,041
#*  Cree, Inc.                                                3,960    186,793
    CSG Systems International, Inc.                           1,128     29,734
    CTS Corp.                                                   685     12,186
    Daktronics, Inc.                                          1,378     17,942
*   Datalink Corp.                                              240      3,082
*   Dealertrack Technologies, Inc.                            1,373     62,732

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Information Technology -- (Continued)
#*  Demand Media, Inc.                                       1,267 $    5,271
*   Dice Holdings, Inc.                                      1,800     13,770
#   Diebold, Inc.                                            3,080    115,839
*   Digi International, Inc.                                   815      7,221
#   Digimarc Corp.                                             127      4,194
*   Digital River, Inc.                                      1,636     25,014
*   Diodes, Inc.                                             1,336     35,230
*   Dolby Laboratories, Inc. Class A                         1,265     50,410
*   DSP Group, Inc.                                             10         80
    DST Systems, Inc.                                        1,900    175,161
*   DTS, Inc.                                                  453      8,430
    EarthLink Holdings Corp.                                 3,454     11,778
*   eBay, Inc.                                              15,393    797,819
#   Ebix, Inc.                                                 960     15,149
#*  Echelon Corp.                                              700      1,813
*   EchoStar Corp. Class A                                   1,534     68,969
#   Electro Rent Corp.                                         804     12,985
    Electro Scientific Industries, Inc.                      1,011      8,573
*   Electronic Arts, Inc.                                    4,020    113,766
*   Electronics for Imaging, Inc.                            2,109     79,699
#*  Ellie Mae, Inc.                                            755     18,414
    EMC Corp.                                               27,535    710,403
*   Emulex Corp.                                             2,986     21,350
*   Entegris, Inc.                                           3,413     37,850
#*  Entropic Communications, Inc.                            2,237      8,255
*   Envestnet, Inc.                                             90      3,317
*   EPAM Systems, Inc.                                         610     18,989
    EPIQ Systems, Inc.                                       1,009     12,905
*   ePlus, Inc.                                                400     20,016
#*  Equinix, Inc.                                            1,116    209,596
*   Euronet Worldwide, Inc.                                  1,560     71,744
*   Exar Corp.                                               1,220     13,200
*   ExlService Holdings, Inc.                                1,038     29,370
*   Extreme Networks, Inc.                                   2,741     15,679
*   F5 Networks, Inc.                                        1,219    128,202
*   Fabrinet                                                 1,414     30,542
*   Facebook, Inc. Class A                                  18,100  1,082,018
#   FactSet Research Systems, Inc.                           1,144    121,836
    Fair Isaac Corp.                                         1,100     62,920
#*  Fairchild Semiconductor International, Inc.              3,440     43,791
*   FARO Technologies, Inc.                                    400     15,960
    FEI Co.                                                  1,200     95,424
    Fidelity National Information Services, Inc.             6,645    355,042
#*  Finisar Corp.                                            3,823     99,971
*   First Solar, Inc.                                        3,600    242,964
*   Fiserv, Inc.                                             4,574    278,008
*   FleetCor Technologies, Inc.                              2,164    246,977
    FLIR Systems, Inc.                                       2,900     98,716
    Forrester Research, Inc.                                   600     21,258
*   Fortinet, Inc.                                           2,600     57,148
#*  Freescale Semiconductor, Ltd.                            1,600     35,152
#*  Fusion-io, Inc.                                          3,000     25,890

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Information Technology -- (Continued)
*   Gartner, Inc.                                            1,554 $  107,133
*   Genpact, Ltd.                                            7,378    124,393
*   Global Cash Access Holdings, Inc.                        2,100     13,860
    Global Payments, Inc.                                    2,619    175,028
*   Google, Inc. Class A                                     2,813  1,504,617
*   Google, Inc. Class C                                     2,813  1,481,495
*   GSI Group, Inc.                                            618      7,503
*   GSI Technology, Inc.                                       600      3,810
#*  GT Advanced Technologies, Inc.                           2,386     39,631
*   Guidewire Software, Inc.                                 1,078     40,705
    Hackett Group, Inc. (The)                                  800      4,800
*   Harmonic, Inc.                                           4,973     34,960
    Harris Corp.                                             2,173    159,759
#   Heartland Payment Systems, Inc.                          1,088     44,543
    Hewlett-Packard Co.                                     57,086  1,887,263
    Hittite Microwave Corp.                                    764     45,351
#*  Hutchinson Technology, Inc.                                900      2,502
    IAC/InterActiveCorp                                      2,800    185,584
#*  ID Systems, Inc.                                           400      2,252
*   Identive Group, Inc.                                        28         24
*   iGATE Corp.                                              1,502     54,973
*   II-VI, Inc.                                              2,048     29,491
*   Imation Corp.                                              397      1,715
#*  Infinera Corp.                                           4,606     41,270
*   Informatica Corp.                                        3,972    140,807
*   Ingram Micro, Inc. Class A                               5,648    152,270
*   Innodata, Inc.                                             400      1,348
*   Inphi Corp.                                                  6         89
*   Insight Enterprises, Inc.                                1,499     39,154
*   Integrated Device Technology, Inc.                       2,264     26,421
*   Integrated Silicon Solution, Inc.                          700     10,122
    Intel Corp.                                             86,163  2,299,690
*   Interactive Intelligence Group, Inc.                       500     31,285
#   InterDigital, Inc.                                       1,200     41,664
#*  Internap Network Services Corp.                          1,900     12,768
    International Business Machines Corp.                    7,783  1,529,126
*   International Rectifier Corp.                            2,400     62,496
    Intersil Corp. Class A                                   5,929     73,164
*   Intevac, Inc.                                              500      4,025
    Intuit, Inc.                                             4,600    348,450
#*  InvenSense, Inc.                                           473     10,184
#*  IPG Photonics Corp.                                        600     38,778
#*  Itron, Inc.                                              1,479     56,202
*   Ixia                                                     2,248     27,920
    IXYS Corp.                                                 734      7,920
#   j2 Global, Inc.                                          1,601     74,222
    Jabil Circuit, Inc.                                      7,769    134,093
    Jack Henry & Associates, Inc.                            2,900    159,964
*   JDS Uniphase Corp.                                       7,648     96,900
*   Juniper Networks, Inc.                                  21,880    540,217
*   Kemet Corp.                                                318      1,593
*   Key Tronic Corp.                                           334      3,500

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
    KLA-Tencor Corp.                                          2,269 $  145,193
*   Knowles Corp.                                             1,985     55,441
#*  Kopin Corp.                                               1,468      4,786
*   Kulicke & Soffa Industries, Inc.                          3,312     48,720
*   KVH Industries, Inc.                                         99      1,338
*   Lam Research Corp.                                        5,219    300,667
*   Lattice Semiconductor Corp.                               2,830     23,829
#   Leidos Holdings, Inc.                                     3,929    146,316
#   Lexmark International, Inc. Class A                       3,325    142,975
*   Limelight Networks, Inc.                                  1,080      2,236
    Linear Technology Corp.                                   2,800    124,600
*   LinkedIn Corp. Class A                                      791    121,395
*   Lionbridge Technologies, Inc.                               815      4,792
#*  Liquidity Services, Inc.                                    101      1,742
    Littelfuse, Inc.                                            753     68,184
    LSI Corp.                                                17,475    194,672
*   LTX-Credence Corp.                                        2,281     21,966
*   Magnachip Semiconductor Corp.                             1,541     21,574
*   Manhattan Associates, Inc.                                1,200     37,836
#   ManTech International Corp. Class A                         501     14,945
    Marchex, Inc. Class B                                       700      6,475
    Marvell Technology Group, Ltd.                           14,497    229,922
    MasterCard, Inc. Class A                                  9,071    667,172
    Maxim Integrated Products, Inc.                           5,285    171,445
    MAXIMUS, Inc.                                             1,750     74,498
*   Measurement Specialties, Inc.                               532     34,234
    Mentor Graphics Corp.                                     3,975     82,283
*   Mercury Systems, Inc.                                       763     10,652
    Methode Electronics, Inc.                                 1,300     36,062
    Micrel, Inc.                                              1,226     12,211
#   Microchip Technology, Inc.                                1,100     52,294
*   Micron Technology, Inc.                                  32,511    849,187
*   MICROS Systems, Inc.                                      2,400    123,600
*   Microsemi Corp.                                           3,484     81,944
    Microsoft Corp.                                         121,557  4,910,903
    MKS Instruments, Inc.                                     2,005     56,441
#*  ModusLink Global Solutions, Inc.                          1,100      4,444
*   MoneyGram International, Inc.                               407      5,372
*   Monolithic Power Systems, Inc.                              810     30,051
    Monotype Imaging Holdings, Inc.                           1,050     27,731
*   Monster Worldwide, Inc.                                   4,944     34,064
    Motorola Solutions, Inc.                                  4,062    258,262
*   Move, Inc.                                                  995     10,637
#   MTS Systems Corp.                                           534     34,427
*   Multi-Fineline Electronix, Inc.                             722      8,938
*   Nanometrics, Inc.                                           527      8,569
    National Instruments Corp.                                3,276     89,468
*   NCI, Inc. Class A                                           100        997
*   NCR Corp.                                                 3,777    115,236
    NetApp, Inc.                                              7,487    266,612
*   NETGEAR, Inc.                                             1,577     50,937
#*  Netlist, Inc.                                               400        648

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Information Technology -- (Continued)
*   Netscout Systems, Inc.                                   1,300 $   50,648
#*  NetSuite, Inc.                                             849     65,636
#*  NeuStar, Inc. Class A                                    2,061     53,009
*   Newport Corp.                                            1,890     35,305
    NIC, Inc.                                                1,200     22,008
#*  Nuance Communications, Inc.                              6,872    110,571
    NVIDIA Corp.                                            26,341    486,518
*   OmniVision Technologies, Inc.                            1,293     25,252
*   ON Semiconductor Corp.                                  19,904    187,297
#*  OpenTable, Inc.                                            500     33,580
*   Oplink Communications, Inc.                                800     13,712
    Oracle Corp.                                            57,542  2,352,317
*   OSI Systems, Inc.                                          500     27,905
#*  Pandora Media, Inc.                                      2,164     50,681
*   PAR Technology Corp.                                       300      1,449
#   Park Electrochemical Corp.                                 523     13,943
    Paychex, Inc.                                            4,741    198,221
    PC Connection, Inc.                                        346      6,923
*   PDF Solutions, Inc.                                        439      8,240
    Pegasystems, Inc.                                        1,544     25,584
#   Perceptron, Inc.                                           200      2,360
*   Perficient, Inc.                                         1,076     19,659
*   Pericom Semiconductor Corp.                                400      3,228
*   Photronics, Inc.                                           735      6,380
    Plantronics, Inc.                                        1,706     74,330
*   Plexus Corp.                                             1,200     50,304
*   PMC-Sierra, Inc.                                         7,989     54,645
*   Polycom, Inc.                                            4,534     55,768
    Power Integrations, Inc.                                   500     23,615
#*  PRGX Global, Inc.                                          400      2,572
*   Progress Software Corp.                                  2,023     43,414
*   PTC, Inc.                                                4,285    151,560
*   Pulse Electronics Corp.                                     34        112
*   QLogic Corp.                                             3,968     45,949
    QUALCOMM, Inc.                                          21,286  1,675,421
*   QuinStreet, Inc.                                           195      1,190
*   Qumu Corp.                                                 208      2,798
#*  Rackspace Hosting, Inc.                                  1,436     41,673
*   Radisys Corp.                                              732      2,342
#*  Rambus, Inc.                                             2,900     35,061
*   RealNetworks, Inc.                                         971      7,321
*   Red Hat, Inc.                                            1,304     63,440
*   RF Micro Devices, Inc.                                   7,369     62,194
    Richardson Electronics, Ltd.                               500      5,010
*   Riverbed Technology, Inc.                                4,496     87,447
*   Rofin-Sinar Technologies, Inc.                             926     20,557
*   Rogers Corp.                                               581     34,872
*   Rosetta Stone, Inc.                                      1,153     13,732
*   Rovi Corp.                                               5,069    112,988
*   Rudolph Technologies, Inc.                                 847      7,716
*   Saba Software, Inc.                                        600      6,600
*   Salesforce.com, Inc.                                     5,907    305,097

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Information Technology -- (Continued)
    SanDisk Corp.                                            6,766 $574,907
*   Sanmina Corp.                                            2,990   60,548
*   Sapient Corp.                                            7,942  129,216
*   ScanSource, Inc.                                           825   31,688
    Science Applications International Corp.                 2,245   87,555
*   Seachange International, Inc.                            1,200   11,244
    Seagate Technology P.L.C.                                6,300  331,254
*   Semtech Corp.                                            1,391   33,356
*   ServiceSource International, Inc.                          107      668
*   ShoreTel, Inc.                                           2,672   20,174
*   Silicon Image, Inc.                                      1,800   10,098
*   Silicon Laboratories, Inc.                               2,076   93,316
*   Skyworks Solutions, Inc.                                 5,239  215,061
*   Smith Micro Software, Inc.                                 500      830
*   SolarWinds, Inc.                                         1,200   48,384
    Solera Holdings, Inc.                                    1,862  120,620
*   Sonus Networks, Inc.                                    11,379   37,209
*   Spansion, Inc. Class A                                     901   16,065
*   Speed Commerce, Inc.                                       595    1,964
*   Splunk, Inc.                                               673   36,726
*   SS&C Technologies Holdings, Inc.                         2,982  116,059
#*  Stamps.com, Inc.                                           486   16,869
*   StarTek, Inc.                                              200    1,390
#*  Stratasys, Ltd.                                          1,057  102,392
#*  SunEdison, Inc.                                         10,601  203,857
*   SunPower Corp.                                           1,361   45,485
*   Super Micro Computer, Inc.                               2,458   50,045
*   support.com, Inc.                                        1,000    2,470
*   Sykes Enterprises, Inc.                                  1,556   30,793
    Symantec Corp.                                          12,943  262,484
#*  Synaptics, Inc.                                          1,543   95,897
*   Synchronoss Technologies, Inc.                           1,129   34,367
*   SYNNEX Corp.                                             1,359   91,569
*   Synopsys, Inc.                                           4,159  156,462
#*  Syntel, Inc.                                             1,200   96,384
*   Take-Two Interactive Software, Inc.                      4,736   96,520
    TE Connectivity, Ltd.                                    3,896  229,786
*   Tech Data Corp.                                          1,421   88,798
*   TeleCommunication Systems, Inc. Class A                    971    2,476
*   Telenav, Inc.                                            1,165    7,141
*   TeleTech Holdings, Inc.                                  1,480   35,712
#*  Teradata Corp.                                           1,800   81,828
#*  Teradyne, Inc.                                           7,877  139,187
#   Tessco Technologies, Inc.                                  126    4,144
    Tessera Technologies, Inc.                               1,321   28,970
    Texas Instruments, Inc.                                 10,111  459,545
    TheStreet, Inc.                                            700    1,799
*   TIBCO Software, Inc.                                     4,439   87,138
    Total System Services, Inc.                              5,763  183,091
    Transact Technologies, Inc.                                300    3,207
#*  Travelzoo, Inc.                                            400    7,176
#*  Trimble Navigation, Ltd.                                 2,726  104,760

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Information Technology -- (Continued)
*   TriQuint Semiconductor, Inc.                             3,705 $    52,537
#*  TTM Technologies, Inc.                                   1,468      11,583
*   Tyler Technologies, Inc.                                   600      48,990
#*  Ubiquiti Networks, Inc.                                    327      12,665
*   Ultimate Software Group, Inc. (The)                        551      65,916
#*  Ultratech, Inc.                                            500      13,310
*   Unisys Corp.                                             1,400      34,118
    United Online, Inc.                                        539       6,387
#*  Unwired Planet, Inc.                                     2,043       4,658
#*  Vantiv, Inc. Class A                                     1,923      59,132
#*  Veeco Instruments, Inc.                                    800      29,576
*   VeriFone Systems, Inc.                                   3,834     128,209
*   Verint Systems, Inc.                                     2,081      91,085
#*  VeriSign, Inc.                                           1,924      90,774
#*  ViaSat, Inc.                                             1,464      94,003
*   Viasystems Group, Inc.                                     156       1,875
*   Video Display Corp.                                         37         128
*   Virtusa Corp.                                            1,004      33,102
    Visa, Inc. Class A                                       4,530     917,823
#   Vishay Intertechnology, Inc.                             4,148      58,985
*   Vishay Precision Group, Inc.                               335       5,437
#*  VistaPrint NV                                              852      33,628
#*  VMware, Inc. Class A                                       700      64,757
*   Web.com Group, Inc.                                      1,200      36,852
#*  WebMD Health Corp.                                         742      32,715
*   Westell Technologies, Inc. Class A                         700       2,282
    Western Digital Corp.                                    7,142     629,424
#   Western Union Co. (The)                                  1,020      16,187
*   WEX, Inc.                                                1,150     110,366
    Xerox Corp.                                             41,191     497,999
    Xilinx, Inc.                                             5,594     263,981
*   XO Group, Inc.                                             950      10,089
*   Yahoo!, Inc.                                             7,763     279,080
#*  Yelp, Inc.                                                 500      29,160
*   Zebra Technologies Corp. Class A                         2,339     162,420
#*  Zix Corp.                                                1,205       3,952
*   Zygo Corp.                                                 500       9,620
#*  Zynga, Inc. Class A                                     11,100      44,955
                                                                   -----------
Total Information Technology                                        60,631,934
                                                                   -----------
Materials -- (4.4%)
    A Schulman, Inc.                                         1,031      37,034
*   AEP Industries, Inc.                                       179       6,376
    Air Products & Chemicals, Inc.                           1,854     217,882
    Airgas, Inc.                                             1,600     170,016
    Albemarle Corp.                                          2,803     187,913
    Alcoa, Inc.                                             36,473     491,291
#   Allegheny Technologies, Inc.                             4,175     172,010
#*  Allied Nevada Gold Corp.                                 2,797       9,482
#*  AM Castle & Co.                                            956      11,740
#   AMCOL International Corp.                                  964      44,199
#   American Vanguard Corp.                                  1,265      22,530

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Materials -- (Continued)
    Ampco-Pittsburgh Corp.                                     357 $  7,151
    Aptargroup, Inc.                                         2,590  174,618
*   Arabian American Development Co.                           500    5,465
    Ashland, Inc.                                            2,065  199,479
    Avery Dennison Corp.                                     5,104  248,361
#   Axiall Corp.                                             2,225  103,685
    Balchem Corp.                                              834   51,666
    Ball Corp.                                               2,857  160,535
    Bemis Co., Inc.                                          6,161  247,919
    Cabot Corp.                                              2,600  150,280
*   Calgon Carbon Corp.                                      2,500   50,075
#   Carpenter Technology Corp.                               1,884  118,315
    Celanese Corp. Series A                                  2,192  134,655
*   Century Aluminum Co.                                     3,446   47,382
    CF Industries Holdings, Inc.                             2,522  618,319
    Chase Corp.                                                200    6,228
#*  Chemtura Corp.                                           3,210   71,583
*   Clearwater Paper Corp.                                   1,134   69,616
#   Cliffs Natural Resources, Inc.                           5,889  104,353
    Commercial Metals Co.                                    4,700   90,240
    Compass Minerals International, Inc.                     1,052   96,363
#*  Contango ORE, Inc.                                          50      595
*   Crown Holdings, Inc.                                     2,584  121,887
    Cytec Industries, Inc.                                   1,000   95,320
    Deltic Timber Corp.                                        200   12,150
    Domtar Corp.                                             1,800  168,048
    Dow Chemical Co. (The)                                  11,060  551,894
    Eagle Materials, Inc.                                    1,900  158,327
    Eastman Chemical Co.                                     3,437  299,603
    Ecolab, Inc.                                             4,410  461,462
    EI du Pont de Nemours & Co.                              9,100  612,612
*   Ferro Corp.                                              1,762   22,871
#*  Flotek Industries, Inc.                                  1,507   42,211
    FMC Corp.                                                2,239  172,403
    Freeport-McMoRan Copper & Gold, Inc.                     8,580  294,895
#   FutureFuel Corp.                                         1,448   29,061
#*  General Moly, Inc.                                       2,819    3,101
    Globe Specialty Metals, Inc.                             2,247   43,547
*   Graphic Packaging Holding Co.                           13,794  141,526
    Greif, Inc. Class A                                        948   51,372
#   Hawkins, Inc.                                              400   14,480
    Haynes International, Inc.                                 300   15,915
    HB Fuller Co.                                            3,100  143,623
*   Headwaters, Inc.                                         1,600   19,968
#*  Horsehead Holding Corp.                                  1,695   26,425
    Huntsman Corp.                                           7,232  181,162
    Innophos Holdings, Inc.                                    600   33,864
    Innospec, Inc.                                           1,000   43,060
    International Flavors & Fragrances, Inc.                 1,224  120,588
    International Paper Co.                                  8,572  399,884
#*  Intrepid Potash, Inc.                                    2,295   37,409
#   Kaiser Aluminum Corp.                                      650   45,760

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Materials -- (Continued)
*   KapStone Paper and Packaging Corp.                       4,200 $110,796
#   KMG Chemicals, Inc.                                        300    4,683
    Koppers Holdings, Inc.                                     500   21,350
*   Kraton Performance Polymers, Inc.                        1,172   30,531
    Kronos Worldwide, Inc.                                   2,007   31,410
*   Landec Corp.                                               900   10,674
#*  Louisiana-Pacific Corp.                                  3,500   57,365
#*  LSB Industries, Inc.                                       169    6,454
    LyondellBasell Industries NV Class A                     4,723  436,877
#   Martin Marietta Materials, Inc.                          1,606  199,674
    Materion Corp.                                             900   30,285
#*  McEwen Mining, Inc.                                      2,598    6,235
    MeadWestvaco Corp.                                       7,235  282,671
*   Mercer International, Inc.                               1,858   15,384
    Minerals Technologies, Inc.                              2,000  118,980
#*  Molycorp, Inc.                                             770    3,658
    Monsanto Co.                                             5,491  607,854
    Mosaic Co. (The)                                         3,394  169,836
    Myers Industries, Inc.                                   1,200   22,440
    Neenah Paper, Inc.                                         900   45,333
#   NewMarket Corp.                                            400  148,928
    Noranda Aluminum Holding Corp.                           2,079    7,380
    Nucor Corp.                                              9,436  488,313
#   Olympic Steel, Inc.                                        300    7,908
#   OM Group, Inc.                                           1,454   42,588
*   OMNOVA Solutions, Inc.                                   1,400   12,768
*   Owens-Illinois, Inc.                                     7,407  235,394
    Packaging Corp. of America                               3,298  219,746
*   Penford Corp.                                              200    2,520
    PH Glatfelter Co.                                        1,455   37,132
    PolyOne Corp.                                            3,180  119,155
    PPG Industries, Inc.                                     1,405  272,036
    Praxair, Inc.                                            3,360  438,648
    Quaker Chemical Corp.                                      514   38,257
    Reliance Steel & Aluminum Co.                            2,837  200,916
*   Resolute Forest Products, Inc.                           1,500   26,760
    Rock-Tenn Co. Class A                                    1,627  155,557
    Rockwood Holdings, Inc.                                  2,935  208,532
#   Royal Gold, Inc.                                         1,945  128,759
    RPM International, Inc.                                  5,200  221,832
*   RTI International Metals, Inc.                           1,265   35,622
#   Schnitzer Steel Industries, Inc. Class A                   400   11,228
    Schweitzer-Mauduit International, Inc.                   1,300   56,732
    Scotts Miracle-Gro Co. (The) Class A                     2,401  146,965
    Sealed Air Corp.                                        11,732  402,525
#*  Senomyx, Inc.                                              300    2,457
    Sensient Technologies Corp.                              2,676  144,638
    Sherwin-Williams Co. (The)                               1,600  319,744
    Sigma-Aldrich Corp.                                      2,000  192,420
    Silgan Holdings, Inc.                                    2,273  113,082
*   Solitario Exploration & Royalty Corp.                    1,000    1,060
    Sonoco Products Co.                                      4,951  208,338

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Materials -- (Continued)
#   Southern Copper Corp.                                    3,250 $    97,955
    Steel Dynamics, Inc.                                     7,698     140,642
    Stepan Co.                                                 766      44,298
*   Stillwater Mining Co.                                    4,770      75,271
*   SunCoke Energy, Inc.                                     2,725      56,871
#   Synalloy Corp.                                             300       4,650
#*  Texas Industries, Inc.                                   1,100      95,370
    Tredegar Corp.                                             811      16,877
#   Tronox, Ltd. Class A                                     1,900      46,550
#   United States Lime & Minerals, Inc.                        200      10,812
#   United States Steel Corp.                                2,455      63,879
*   Universal Stainless & Alloy Products, Inc.                 400      14,356
#   US Silica Holdings, Inc.                                 1,234      55,740
#   Valhi, Inc.                                              3,135      23,763
    Valspar Corp. (The)                                      3,600     262,944
    Vulcan Materials Co.                                     1,404      90,600
#   Wausau Paper Corp.                                       2,700      32,292
    Westlake Chemical Corp.                                  1,400      99,680
    Worthington Industries, Inc.                             4,500     165,600
*   WR Grace & Co.                                             362      33,340
    Zep, Inc.                                                  611      10,564
                                                                   -----------
Total Materials                                                     16,794,268
                                                                   -----------
Telecommunication Services -- (2.1%)
#*  8x8, Inc.                                                1,108      10,748
#*  Alaska Communications Systems Group, Inc.                2,700       5,103
    AT&T, Inc.                                              82,356   2,940,109
    Atlantic Tele-Network, Inc.                              1,000      59,170
#*  Boingo Wireless, Inc.                                      666       4,396
*   Cbeyond, Inc.                                            1,402      13,866
#   CenturyLink, Inc.                                        6,253     218,292
#*  Cincinnati Bell, Inc.                                    9,300      31,155
    Cogent Communications Group, Inc.                        1,834      63,218
#   Consolidated Communications Holdings, Inc.               1,988      39,601
#   Frontier Communications Corp.                           44,924     267,298
#*  General Communication, Inc. Class A                      2,200      22,968
#*  Hawaiian Telcom Holdco, Inc.                                33         878
#   HC2 Holdings, Inc.                                         482       1,894
#   HickoryTech Corp.                                          380       4,511
    IDT Corp. Class B                                          845      13,385
    Inteliquent, Inc.                                        1,747      23,829
#*  Iridium Communications, Inc.                             3,706      24,719
*   Level 3 Communications, Inc.                             4,104     176,595
    Lumos Networks Corp.                                     1,300      17,173
#   NTELOS Holdings Corp.                                      502       6,923
*   ORBCOMM, Inc.                                              218       1,367
*   Premiere Global Services, Inc.                           2,546      32,385
#*  SBA Communications Corp. Class A                         3,900     350,064
    Shenandoah Telecommunications Co.                          800      22,424
#*  Sprint Corp.                                            19,389     164,807
#*  Straight Path Communications, Inc. Class B                 422       2,954
    T-Mobile US, Inc.                                        2,298      67,308

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Telecommunication Services -- (Continued)
    Telephone & Data Systems, Inc.                           6,089 $  165,560
*   tw telecom, Inc.                                         3,034     93,113
    United States Cellular Corp.                             1,091     45,320
    USA Mobility, Inc.                                         810     13,875
    Verizon Communications, Inc.                            63,408  2,963,056
*   Vonage Holdings Corp.                                    7,748     29,752
    Windstream Holdings, Inc.                               22,239    201,708
                                                                   ----------
Total Telecommunication Services                                    8,099,524
                                                                   ----------
Utilities -- (2.9%)
    AES Corp.                                                8,700    125,715
    AGL Resources, Inc.                                      4,247    229,338
#   ALLETE, Inc.                                             1,721     89,079
    Alliant Energy Corp.                                     2,236    130,761
    Ameren Corp.                                             3,100    128,061
    American Electric Power Co., Inc.                        5,600    301,336
    American States Water Co.                                1,600     48,576
    American Water Works Co., Inc.                           3,000    136,590
    Aqua America, Inc.                                       5,778    144,970
#   Artesian Resources Corp. Class A                           200      4,404
    Atmos Energy Corp.                                       3,068    156,591
#   Avista Corp.                                             2,035     65,425
    Black Hills Corp.                                        1,700     98,175
#*  Cadiz, Inc.                                                200      1,286
    California Water Service Group                           1,750     39,375
*   Calpine Corp.                                           13,700    314,141
    CenterPoint Energy, Inc.                                 8,501    210,485
    Chesapeake Utilities Corp.                                 387     24,482
    Cleco Corp.                                              2,137    112,299
    CMS Energy Corp.                                         5,802    175,859
    Connecticut Water Service, Inc.                            367     11,928
#   Consolidated Edison, Inc.                                3,200    185,696
    Consolidated Water Co., Ltd.                               163      1,894
#   Delta Natural Gas Co., Inc.                                149      2,841
    Dominion Resources, Inc.                                 4,726    342,824
    DTE Energy Co.                                           2,700    210,978
    Duke Energy Corp.                                        7,539    561,580
#*  Dynegy, Inc.                                             1,191     33,884
    Edison International                                     4,400    248,864
    El Paso Electric Co.                                     1,393     52,683
    Empire District Electric Co. (The)                       2,410     58,611
    Entergy Corp.                                            1,500    108,750
    Exelon Corp.                                             6,223    217,992
#   Gas Natural, Inc.                                          400      4,360
*   Genie Energy, Ltd. Class B                                 400      3,240
    Great Plains Energy, Inc.                                6,430    172,517
#   Hawaiian Electric Industries, Inc.                       3,306     79,311
    IDACORP, Inc.                                            1,800    101,052
    Integrys Energy Group, Inc.                              2,881    176,548
    ITC Holdings Corp.                                       5,412    200,082
#   Laclede Group, Inc. (The)                                1,456     69,029
    MDU Resources Group, Inc.                                5,804    205,578

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Utilities -- (Continued)
#      MGE Energy, Inc.                                      1,800 $     68,796
#      National Fuel Gas Co.                                 1,249       91,976
#      New Jersey Resources Corp.                            1,914       95,183
       NextEra Energy, Inc.                                  5,000      499,250
       NiSource, Inc.                                        6,820      247,702
       Northeast Utilities                                   6,199      292,965
#      Northwest Natural Gas Co.                             1,120       49,582
       NorthWestern Corp.                                    1,317       63,716
       NRG Energy, Inc.                                     12,703      415,642
       OGE Energy Corp.                                      3,114      116,246
       ONE Gas, Inc.                                         1,814       66,356
       Ormat Technologies, Inc.                              2,077       55,414
#      Otter Tail Corp.                                      1,233       36,127
#      Pepco Holdings, Inc.                                  5,707      152,719
       PG&E Corp.                                            3,391      154,562
       Piedmont Natural Gas Co., Inc.                        2,746       98,279
       Pinnacle West Capital Corp.                           2,400      134,280
       PNM Resources, Inc.                                   2,900       80,272
       Portland General Electric Co.                         1,521       50,908
       Public Service Enterprise Group, Inc.                 6,200      254,014
       Questar Corp.                                         6,400      155,392
#      SCANA Corp.                                           2,118      113,694
       Sempra Energy                                         1,846      182,034
       SJW Corp.                                               811       22,084
#      South Jersey Industries, Inc.                         1,090       62,620
       Southern Co. (The)                                    6,936      317,877
       Southwest Gas Corp.                                   1,600       88,016
#      TECO Energy, Inc.                                     9,779      175,631
       UGI Corp.                                             6,978      325,803
#      UIL Holdings Corp.                                    1,864       68,465
       Unitil Corp.                                            600       19,920
#      UNS Energy Corp.                                      1,400       84,084
       Vectren Corp.                                         3,399      137,897
#      Westar Energy, Inc.                                   4,495      161,281
       WGL Holdings, Inc.                                    1,801       71,662
#      Wisconsin Energy Corp.                                4,200      203,616
       Xcel Energy, Inc.                                     4,400      140,228
#      York Water Co.                                          300        6,003
                                                                   ------------
Total Utilities                                                      10,947,486
                                                                   ------------
TOTAL COMMON STOCKS                                                 344,826,044
                                                                   ------------
RIGHTS/WARRANTS -- (0.0%)
(o)*   Community Health Systems, Inc. Rights 01/04/16       11,318          680
(o)*   Leap Wireless International, Inc. Contingent
         Value Rights                                        1,800        4,536
(o)#*  Magnum Hunter Resources Corp. Warrants 04/15/16         358           --
(o)*   U.S. Concrete, Inc. Warrants Class A 08/31/17            20          121
(o)*   U.S. Concrete, Inc. Warrants Class B 08/31/17            20           80
                                                                   ------------
TOTAL RIGHTS/WARRANTS                                                     5,417
                                                                   ------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
       State Street Institutional Liquid
         Reserves, 0.074%                                1,168,019    1,168,019
                                                                   ------------

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                        SHARES/
                                                         FACE
                                                        AMOUNT
                                                         (000)      VALUE+
                                                       --------- ------------
SECURITIES LENDING COLLATERAL -- (9.4%)
(S)@ DFA Short Term Investment Fund                    3,085,508 $ 35,699,322
                                                                 ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $262,194,648)                $381,698,802
                                                                 ============

U.S. SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ---------------------------------------------
                                   LEVEL 1      LEVEL 2   LEVEL 3    TOTAL
                                 ------------ ----------- ------- ------------
 Common Stocks
    Consumer Discretionary       $ 49,295,128          --   --    $ 49,295,128
    Consumer Staples               25,252,324          --   --      25,252,324
    Energy                         36,727,844          --   --      36,727,844
    Financials                     50,585,107 $        66   --      50,585,173
    Health Care                    41,911,230         234   --      41,911,464
    Industrials                    44,580,899          --   --      44,580,899
    Information Technology         60,631,934          --   --      60,631,934
    Materials                      16,794,268          --   --      16,794,268
    Telecommunication Services      8,099,524          --   --       8,099,524
    Utilities                      10,947,486          --   --      10,947,486
 Rights/Warrants                           --       5,417   --           5,417
 Temporary Cash Investments         1,168,019          --   --       1,168,019
 Securities Lending Collateral             --  35,699,322   --      35,699,322
                                 ------------ -----------   --    ------------
 TOTAL                           $345,993,763 $35,705,039   --    $381,698,802
                                 ============ ===========   ==    ============

                 INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                            SHARES  VALUE++
                                                            ------ ----------
COMMON STOCKS -- (89.8%)

AUSTRALIA -- (5.7%)
    Adelaide Brighton, Ltd.                                 17,121 $   62,406
    AGL Energy, Ltd.                                        10,819    158,823
#   ALS, Ltd.                                                7,053     49,329
#*  Alumina, Ltd.                                           88,210    110,805
    Amalgamated Holdings, Ltd.                               2,408     19,689
    Amcor, Ltd.                                             17,823    171,047
    AMP, Ltd.                                               87,186    410,311
#   Ansell, Ltd.                                             5,733     96,550
    AP Eagers, Ltd.                                          1,880      8,836
    APA Group                                               27,997    173,535
*   APN News & Media, Ltd.                                   8,067      5,320
#*  Aquarius Platinum, Ltd.                                  3,816      1,368
#*  Aquila Resources, Ltd.                                     940      2,193
    Arrium, Ltd.                                            38,188     42,559
    Asciano, Ltd.                                           21,350    107,740
    ASX, Ltd.                                                3,654    120,918
    Atlas Iron, Ltd.                                        28,989     24,586
*   Aurora Oil & Gas, Ltd.                                  11,648     44,258
#   Ausdrill, Ltd.                                           7,076      6,139
    Ausenco, Ltd.                                            2,832      1,463
    Australia & New Zealand Banking Group, Ltd.             36,012  1,158,066
    Australian Infrastructure Fund, Ltd.                    14,370         60
    Australian Pharmaceutical Industries, Ltd.              40,511     21,855
    Automotive Holdings Group, Ltd.                          7,271     27,106
#   Aveo Group                                               5,653     10,695
*   AWE, Ltd.                                               19,789     28,909
    Bank of Queensland, Ltd.                                 9,307    106,403
    Beach Energy, Ltd.                                      48,447     77,533
    Bega Cheese, Ltd.                                        6,210     29,753
    Bendigo and Adelaide Bank, Ltd.                         22,911    245,551
    BHP Billiton, Ltd.                                      12,493    439,961
    BHP Billiton, Ltd. Sponsored ADR                         9,527    672,035
*   Billabong International, Ltd.                           19,152      8,470
*   BlueScope Steel, Ltd.                                   18,055    109,158
    Boral, Ltd.                                             36,322    192,767
#   Bradken, Ltd.                                            7,516     29,662
    Brambles, Ltd.                                          16,209    142,530
    Breville Group, Ltd.                                     3,217     27,471
    Brickworks, Ltd.                                           857     10,683
#   Cabcharge Australia, Ltd.                                4,103     14,810
    Caltex Australia, Ltd.                                   7,293    151,391
#   Cardno, Ltd.                                             6,141     39,994
    Cedar Woods Properties, Ltd.                             2,172     14,629
*   Coal of Africa, Ltd.                                     2,428        168
    Coca-Cola Amatil, Ltd.                                   7,199     62,147
    Cochlear, Ltd.                                           1,229     67,181
    Commonwealth Bank of Australia                          27,531  2,025,205
    Computershare, Ltd.                                      2,805     32,332
    Crowe Horwath Australasia, Ltd.                         11,744      4,038
    Crown Resorts, Ltd.                                      5,061     75,731
    CSL, Ltd.                                                3,887    247,797

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
AUSTRALIA -- (Continued)
    CSR, Ltd.                                               19,181 $   65,323
#   David Jones, Ltd.                                       17,745     65,006
    Decmil Group, Ltd.                                      10,092     19,125
    Domino's Pizza Enterprises, Ltd.                         1,619     29,864
    Downer EDI, Ltd.                                        20,951     97,806
#*  Drillsearch Energy, Ltd.                                23,451     35,117
    DuluxGroup, Ltd.                                         7,839     41,870
    Echo Entertainment Group, Ltd.                          15,328     40,316
*   Emeco Holdings, Ltd.                                    18,108      4,411
*   Energy Resources of Australia, Ltd.                      5,657      6,970
    Envestra, Ltd.                                          15,764     17,108
#   Evolution Mining, Ltd.                                  15,680     12,510
    Fairfax Media, Ltd.                                     78,167     71,419
    Flight Centre Travel Group, Ltd.                           591     29,641
#   Fortescue Metals Group, Ltd.                            15,714     74,326
    GrainCorp, Ltd. Class A                                  8,657     71,398
#   GUD Holdings, Ltd.                                       7,446     37,084
#*  Gunns, Ltd.                                             26,718         --
    GWA Group, Ltd.                                          8,700     21,828
    Harvey Norman Holdings, Ltd.                            14,320     43,826
    Hills, Ltd.                                              5,399      8,496
#*  Horizon Oil, Ltd.                                       50,760     17,978
    iiNET, Ltd.                                              7,010     46,799
    Iluka Resources, Ltd.                                    6,816     56,626
    Imdex, Ltd.                                             11,826      8,104
    Incitec Pivot, Ltd.                                     44,655    119,866
    Independence Group NL                                    9,079     36,806
#*  Infigen Energy                                          28,218      4,857
    Insurance Australia Group, Ltd.                         59,316    317,030
    Invocare, Ltd.                                           3,621     35,899
    IOOF Holdings, Ltd.                                      1,869     14,777
    James Hardie Industries P.L.C.                           9,898    127,073
#   JB Hi-Fi, Ltd.                                           2,539     45,626
#   Leighton Holdings, Ltd.                                    453      8,055
    Lend Lease Group                                        18,224    220,255
#   M2 Group, Ltd.                                           8,392     44,096
*   Macmahon Holdings, Ltd.                                 77,872      7,636
    Macquarie Atlas Roads Group                              5,778     16,763
    Macquarie Group, Ltd.                                    7,486    403,327
*   Mayne Pharma Group, Ltd.                                35,704     28,290
    McPherson's, Ltd.                                        5,484      5,961
#   Metcash, Ltd.                                           29,424     76,012
    Mineral Resources, Ltd.                                  4,973     53,995
#   Monadelphous Group, Ltd.                                 2,454     40,011
#   Mount Gibson Iron, Ltd.                                 33,294     22,737
    Myer Holdings, Ltd.                                     19,907     41,240
    National Australia Bank, Ltd.                           30,542  1,005,668
    Navitas, Ltd.                                            9,213     63,178
    New Hope Corp., Ltd.                                     4,695     13,645
*   Newcrest Mining, Ltd.                                   16,318    159,152
    NIB Holdings, Ltd.                                      20,748     53,116
#   NRW Holdings, Ltd.                                       1,833      1,918

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
AUSTRALIA -- (Continued)
#   Nufarm, Ltd.                                            10,498 $ 40,611
    Oil Search, Ltd.                                        19,858  164,524
    Orica, Ltd.                                             10,007  204,228
    Origin Energy, Ltd.                                     40,702  565,428
    Orora, Ltd.                                             17,823   23,110
    OZ Minerals, Ltd.                                        8,864   30,506
    Pacific Brands, Ltd.                                    11,725    5,520
#*  Paladin Energy, Ltd.                                    27,922   11,356
    PanAust, Ltd.                                           20,455   30,761
    Panoramic Resources, Ltd.                                2,242    1,315
    Perpetual, Ltd.                                            241   10,550
*   Perseus Mining, Ltd.                                    15,258    4,995
    Platinum Asset Management, Ltd.                          5,043   30,982
    Premier Investments, Ltd.                                5,059   46,725
    Primary Health Care, Ltd.                               16,607   72,585
    Prime Media Group, Ltd.                                    500      460
    Programmed Maintenance Services, Ltd.                    4,628   12,254
#*  Qantas Airways, Ltd.                                    36,908   41,984
    QBE Insurance Group, Ltd.                                9,065   97,835
#*  Ramelius Resources, Ltd.                                11,028    1,079
    Ramsay Health Care, Ltd.                                 1,882   78,637
    RCR Tomlinson, Ltd.                                      8,195   20,869
    REA Group, Ltd.                                          1,149   50,111
*   Recall Holdings, Ltd.                                    3,241   13,693
#   Regis Resources, Ltd.                                    6,914   15,679
*   Resolute Mining, Ltd.                                   19,030   10,757
    Retail Food Group, Ltd.                                  4,962   19,298
    Rio Tinto, Ltd.                                          4,215  243,075
*   Roc Oil Co., Ltd.                                       42,871   19,147
#   SAI Global, Ltd.                                         7,061   28,056
    Santos, Ltd.                                            36,676  470,236
*   Senex Energy, Ltd.                                      26,881   16,697
    Seven Group Holdings, Ltd.                               1,365   10,456
    Seven West Media, Ltd.                                  22,324   38,789
*   Silex Systems, Ltd.                                      1,748    2,947
#*  Silver Lake Resources, Ltd.                              2,487      952
*   Sims Metal Management, Ltd.                              8,157   74,601
*   Sims Metal Management, Ltd. Sponsored ADR                  819    7,387
    Slater & Gordon, Ltd.                                    7,080   31,064
    Sonic Healthcare, Ltd.                                   7,234  119,326
    Southern Cross Media Group, Ltd.                         4,361    5,222
    SP AusNet                                               63,278   82,461
    Spark Infrastructure Group                              46,882   77,041
#*  St Barbara, Ltd.                                        15,052    3,026
    STW Communications Group, Ltd.                          25,450   33,430
    Suncorp Group, Ltd.                                     25,817  313,526
*   Sundance Energy Australia, Ltd.                         25,130   24,364
#   Super Retail Group, Ltd.                                 3,025   28,633
#   Sydney Airport                                          19,553   76,833
    Tassal Group, Ltd.                                       9,649   37,231
    Tatts Group, Ltd.                                       41,701  117,287
    Technology One, Ltd.                                    10,734   25,199

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
AUSTRALIA -- (Continued)
    Telstra Corp., Ltd.                                     55,344 $   269,088
#*  Ten Network Holdings, Ltd.                              46,073      11,605
    Toll Holdings, Ltd.                                     13,954      68,829
    Tox Free Solutions, Ltd.                                 9,194      29,608
    TPG Telecom, Ltd.                                       17,780      98,591
*   Transfield Services, Ltd.                               16,298      14,594
*   Transpacific Industries Group, Ltd.                     22,650      23,554
    Transurban Group                                        19,926     134,577
#   Treasury Wine Estates, Ltd.                             25,027      89,129
#   UGL, Ltd.                                                3,425      21,540
    UXC, Ltd.                                               25,057      19,688
    Village Roadshow, Ltd.                                   3,334      21,889
*   Virgin Australia Holdings, Ltd.                         53,802      18,517
    Wesfarmers, Ltd.                                        17,468     695,211
#   Western Areas, Ltd.                                     11,117      42,912
    Westpac Banking Corp.                                    9,473     310,283
#   Westpac Banking Corp. Sponsored ADR                     13,460     440,007
#*  Whitehaven Coal, Ltd.                                    5,539       7,548
    Woodside Petroleum, Ltd.                                13,869     527,176
    Woolworths, Ltd.                                        13,053     453,617
    WorleyParsons, Ltd.                                      2,355      36,930
                                                                   -----------
TOTAL AUSTRALIA                                                     18,409,637
                                                                   -----------
AUSTRIA -- (0.5%)
    Agrana Beteiligungs AG                                      20       2,315
    Andritz AG                                               1,251      77,711
    Atrium European Real Estate, Ltd.                           80         461
    Austria Technologie & Systemtechnik AG                     919      10,730
*   BUWOG AG                                                   916      16,819
    CA Immobilien Anlagen AG                                   188       3,584
    Conwert Immobilien Invest SE                             2,303      33,181
    Erste Group Bank AG                                     13,887     466,941
    EVN AG                                                     995      13,866
#   Flughafen Wien AG                                           68       6,676
    IMMOFINANZ AG                                           18,328      68,063
#   Lenzing AG                                                 121       7,724
#   Mayr Melnhof Karton AG                                     163      20,754
#   Oesterreichische Post AG                                   700      35,775
    OMV AG                                                   5,134     240,037
    Palfinger AG                                               699      25,867
    Raiffeisen Bank International AG                           322      10,179
    Rosenbauer International AG                                124      11,697
    S IMMO AG                                                1,401      11,074
#   Schoeller-Bleckmann Oilfield Equipment AG                  340      43,220
    Semperit AG Holding                                        381      21,271
    Strabag SE                                                 447      12,495
    Telekom Austria AG                                       7,125      70,709
    UNIQA Insurance Group AG                                 3,890      49,691
#   Verbund AG                                               1,953      37,866
    Voestalpine AG                                           3,697     168,877

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
AUSTRIA -- (Continued)
    Zumtobel AG                                                366 $    7,610
                                                                   ----------
TOTAL AUSTRIA                                                       1,475,193
                                                                   ----------
BELGIUM -- (1.3%)
    Ackermans & van Haaren NV                                1,101    142,373
    Ageas                                                    7,781    334,861
*   AGFA-Gevaert NV                                          7,268     27,846
    Anheuser-Busch InBev NV                                  8,942    974,641
    Anheuser-Busch InBev NV Sponsored ADR                    4,320    457,142
    Arseus NV                                                1,195     67,690
    Banque Nationale de Belgique                                 8     38,618
    Barco NV                                                   191     14,234
#   Belgacom SA                                              6,876    210,457
    Cie d'Entreprises CFE                                      624     68,758
    Colruyt SA                                               1,026     58,016
    D'ieteren SA                                               646     29,886
*   Deceuninck NV                                            4,912     16,873
    Delhaize Group SA                                        2,841    211,550
    Delhaize Group SA Sponsored ADR                          8,036    150,112
    Econocom Group                                           2,683     28,773
    Elia System Operator SA                                    896     47,525
    EVS Broadcast Equipment SA                                 396     25,076
    Exmar NV                                                 1,452     24,235
    KBC Groep NV                                             5,477    334,222
    Kinepolis Group NV                                         285     55,795
    Melexis NV                                                 604     24,288
    Mobistar SA                                              1,155     22,540
    NV Bekaert SA                                            1,463     59,541
#   Nyrstar NV                                               7,145     28,449
    Recticel SA                                              1,539     13,859
    Sioen Industries NV                                        344      4,223
    Sipef SA                                                   152     13,277
    Solvay SA                                                1,658    268,687
    Telenet Group Holding NV                                 1,517     88,966
    Tessenderlo Chemie NV                                    1,427     43,701
#*  ThromboGenics NV                                         1,084     34,537
#   UCB SA                                                   1,537    126,075
#   Umicore SA                                               3,536    173,330
    Van de Velde NV                                            285     15,170
                                                                   ----------
TOTAL BELGIUM                                                       4,235,326
                                                                   ----------
CANADA -- (8.0%)
*   5N Plus, Inc.                                            1,597      7,038
    Absolute Software Corp.                                  3,100     19,431
*   Advantage Oil & Gas, Ltd.                               10,330     65,408
    Aecon Group, Inc.                                        1,864     31,309
#   AG Growth International, Inc.                              900     35,621
    AGF Management, Ltd. Class B                             4,402     49,038
    Agnico Eagle Mines, Ltd.(008474108)                      1,200     35,472
#   Agnico Eagle Mines, Ltd.(2009823)                        3,798    112,168
    Agrium, Inc.(008916108)                                    956     91,843
    Agrium, Inc.(2213538)                                      700     67,231

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
CANADA -- (Continued)
    Aimia, Inc.                                              4,823 $ 77,666
    Alacer Gold Corp.                                        5,702   13,630
    Alamos Gold, Inc.                                        2,800   26,185
#   Algonquin Power & Utilities Corp.                        9,700   69,738
    Alimentation Couche Tard, Inc. Class B                   5,100  143,733
    Alliance Grain Traders, Inc.                             1,700   28,430
    AltaGas, Ltd.                                            4,500  191,734
    Altus Group, Ltd.                                        1,300   23,069
*   Alvopetro Energy, Ltd.                                   1,400    1,213
#   ARC Resources, Ltd.                                      6,160  182,768
#*  Argonaut Gold, Inc.                                      4,400   16,258
    Atco, Ltd. Class I                                       2,000   97,642
*   ATS Automation Tooling Systems, Inc.                     3,050   39,515
#   AuRico Gold, Inc.(2287317)                              14,325   59,598
    AuRico Gold, Inc.(05155C105)                               800    3,328
    AutoCanada, Inc.                                           600   38,319
*   Avigilon Corp.                                           1,000   23,548
*   B2Gold Corp.                                            29,644   85,196
    Badger Daylighting, Ltd.                                   900   31,367
#*  Ballard Power Systems, Inc.                             10,800   39,414
#   Bank of Montreal                                         9,274  639,251
    Bank of Nova Scotia(064149107)                           3,193  194,071
    Bank of Nova Scotia(2076281)                            10,879  661,048
*   Bankers Petroleum, Ltd.                                 11,300   61,549
    Barrick Gold Corp.(067901108)                           14,592  254,922
    Barrick Gold Corp.(2024644)                             11,539  201,397
*   Bauer Performance Sports, Ltd.                           1,693   23,448
#   Baytex Energy Corp.                                        821   34,172
#   BCE, Inc.                                                3,527  157,034
#   Bell Aliant, Inc.                                        2,335   57,520
*   Bellatrix Exploration, Ltd.                              3,932   38,242
*   Birchcliff Energy, Ltd.                                  4,500   52,183
    Black Diamond Group, Ltd.                                1,100   34,584
#*  BlackBerry, Ltd.(09228F103)                              7,501   57,458
#*  BlackBerry, Ltd.(BCBHZ31)                                3,974   30,347
*   BlackPearl Resources, Inc.                              11,279   31,695
#   Bombardier, Inc. Class A                                 4,700   18,954
#   Bombardier, Inc. Class B                                22,025   88,618
#   Bonavista Energy Corp.                                   9,300  146,112
#   Bonterra Energy Corp.                                      316   16,483
    Boralex, Inc. Class A                                    2,500   29,104
    Brookfield Asset Management, Inc. Class A                8,909  373,982
*   Brookfield Residential Properties, Inc.                  1,398   27,415
    CAE, Inc.                                                3,208   42,352
    Calfrac Well Services, Ltd.                              1,008   34,901
    Cameco Corp.(13321L108)                                  6,393  136,107
    Cameco Corp.(2166160)                                    6,230  132,609
    Canaccord Genuity Group, Inc.                            6,570   56,766
    Canada Bread Co., Ltd.                                     200   13,182
    Canadian Imperial Bank of Commerce(136069101)            1,796  160,293
    Canadian Imperial Bank of Commerce(2170525)              4,415  393,626
    Canadian National Railway Co.(136375102)                 7,692  450,520

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
CANADA -- (Continued)
    Canadian National Railway Co.(2180632)                   3,100 $181,579
    Canadian Natural Resources, Ltd.(136385101)              4,197  171,112
    Canadian Natural Resources, Ltd.(2171573)               13,714  558,795
    Canadian Oil Sands, Ltd.                                 6,903  149,642
    Canadian Tire Corp., Ltd. Class A                        2,797  274,711
    Canadian Utilities, Ltd. Class A                         1,600   59,107
    Canadian Western Bank                                    2,700   91,490
    Canam Group, Inc. Class A                                3,700   47,328
    CanElson Drilling, Inc.                                  3,300   24,749
#   Canexus Corp.                                            3,600   15,831
*   Canfor Corp.                                             2,800   63,508
    Canfor Pulp Products, Inc.                                 779    8,657
#   Canyon Services Group, Inc.                              2,800   38,524
#   Capital Power Corp.                                      3,541   79,540
    Capstone Infrastructure Corp.                            2,119    7,830
*   Capstone Mining Corp.                                   19,300   50,889
    Cascades, Inc.                                           2,800   16,401
*   Catamaran Corp.                                          2,000   75,982
    CCL Industries, Inc. Class B                               615   55,920
*   Celestica, Inc.                                          3,495   38,775
    Cenovus Energy, Inc.(B57FG04)                            4,841  144,208
    Cenovus Energy, Inc.(15135U109)                          4,392  130,750
    Centerra Gold, Inc.                                      4,100   21,023
*   Cequence Energy, Ltd.                                    4,200   11,572
#*  China Gold International Resources Corp., Ltd.           1,985    5,107
    CI Financial Corp.                                       3,000   97,441
#   Cineplex, Inc.                                           1,935   72,930
    Cogeco Cable, Inc.                                       1,000   54,742
    Cogeco, Inc.                                               100    5,241
*   COM DEV International, Ltd.                              7,300   24,310
    Computer Modelling Group, Ltd.                             438   11,941
*   Connacher Oil and Gas, Ltd.                             25,008    7,415
    Constellation Software, Inc.                               435   96,343
    Contrans Group, Inc. Class A                             1,700   22,304
*   Copper Mountain Mining Corp.                            14,100   29,974
#   Corus Entertainment, Inc. Class B                        3,705   83,223
    Cott Corp.                                               1,772   14,389
*   Crew Energy, Inc.                                        3,903   44,227
*   Crocotta Energy, Inc.                                    9,200   31,561
    Davis + Henderson Corp.                                  3,000   86,876
*   DeeThree Exploration, Ltd.                               3,900   41,774
#*  Denison Mines Corp.                                      9,271   12,688
*   Descartes Systems Group, Inc. (The)                      4,200   56,904
    Dollarama, Inc.                                          1,400  116,440
*   Dominion Diamond Corp.                                   1,359   17,074
    Dorel Industries, Inc. Class B                           1,700   60,924
*   Dundee Precious Metals, Inc.                             3,100   10,295
    Eldorado Gold Corp.                                     15,700   95,685
#   Emera, Inc.                                              1,500   46,394
    Empire Co., Ltd.                                         1,200   75,905
#   Enbridge Income Fund Holdings, Inc.                      1,600   38,889
    Enbridge, Inc.(29250N105)                                2,707  130,721

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
CANADA -- (Continued)
    Enbridge, Inc.(2466149)                                  7,312 $352,841
    Encana Corp.(292505104)                                  2,999   69,607
    Encana Corp.(2793193)                                    7,156  165,769
*   Endeavour Mining Corp.                                  27,284   21,408
*   Endeavour Silver Corp.                                   3,000   13,713
    Enerflex, Ltd.                                           1,300   20,685
*   Energy Fuels, Inc.                                         205    1,594
    Enerplus Corp.(292766102)                                3,399   75,492
    Enerplus Corp.(B584T89)                                  3,304   73,282
    Ensign Energy Services, Inc.                             3,200   50,363
    Equitable Group, Inc.                                    1,300   71,431
*   Essential Energy Services Trust                         12,100   31,573
#   Exchange Income Corp.                                      500    8,471
    Extendicare, Inc.                                        4,400   27,057
    Finning International, Inc.                              5,896  159,228
    First Capital Realty, Inc.                               3,400   55,682
*   First Majestic Silver Corp.                              2,300   21,824
#   First Quantum Minerals, Ltd.                            13,439  267,661
    FirstService Corp.                                         900   44,423
    Fortis, Inc.                                             2,500   73,446
*   Fortuna Silver Mines, Inc.                               6,100   25,267
#   Genworth MI Canada, Inc.                                 2,636   92,472
    George Weston, Ltd.                                      1,400  105,481
    Gibson Energy, Inc.                                      4,745  126,672
    Gildan Activewear, Inc.(375916103)                         599   30,639
    Gildan Activewear, Inc.(2254645)                           675   34,506
    Gluskin Sheff + Associates, Inc.                         1,000   30,053
    GMP Capital, Inc.                                          337    2,555
    Goldcorp, Inc.(380956409)                                5,976  147,727
    Goldcorp, Inc.(2676302)                                  4,500  111,140
#*  Golden Star Resources, Ltd.                              2,800    1,712
*   Gran Tierra Energy, Inc.                                12,376   87,960
*   Great Canadian Gaming Corp.                              4,400   60,818
    Great-West Lifeco, Inc.                                  4,500  126,618
*   Heroux-Devtek, Inc.                                      2,177   22,762
#   Home Capital Group, Inc.                                 1,800   76,053
    Horizon North Logistics, Inc.                            2,100   15,309
    HudBay Minerals, Inc.                                    6,400   54,596
    Hudson's Bay Co.                                         1,900   30,041
    Husky Energy, Inc.                                       3,300  107,847
    IAMGOLD Corp.(450913108)                                 6,499   22,681
    IAMGOLD Corp.(2446646)                                   8,500   29,625
    IGM Financial, Inc.                                        700   34,864
#*  Imax Corp.                                               1,600   41,005
*   Imperial Metals Corp.                                    3,800   48,365
    Imperial Oil, Ltd.(453038408)                              799   38,991
    Imperial Oil, Ltd.(2454241)                              1,900   92,777
    Indigo Books & Music, Inc.                               1,191   10,649
    Industrial Alliance Insurance & Financial Services,
      Inc.                                                   2,300   94,955
#   Innergex Renewable Energy, Inc.                          2,900   28,046
    Intact Financial Corp.                                   1,400   91,928
#   Inter Pipeline, Ltd.                                     4,363  118,624

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
CANADA -- (Continued)
*   International Forest Products, Ltd. Class A              3,400 $ 51,556
    Intertape Polymer Group, Inc.                            1,600   18,773
*   Ithaca Energy, Inc.                                      6,562   17,242
#*  Ivanhoe Energy, Inc.                                     2,820    1,415
#*  Jaguar Mining, Inc.                                      2,600      130
    Jean Coutu Group PJC, Inc. (The) Class A                 1,300   26,200
    Just Energy Group, Inc.(B693818)                         3,797   30,186
#   Just Energy Group, Inc.(B63MCN1)                         2,638   20,963
*   Katanga Mining, Ltd.                                    20,369    8,642
*   Kelt Exploration, Ltd.                                     600    7,538
#   Keyera Corp.                                             1,400   93,116
#   Killam Properties, Inc.                                  2,800   26,696
    Kinross Gold Corp.(496902404)                           13,576   55,119
    Kinross Gold Corp.(B03Z841)                             13,785   55,968
#*  Kirkland Lake Gold, Inc.                                 1,200    3,383
*   Knight Therapeutics, Inc.                                  200    1,060
#*  Lake Shore Gold Corp.                                    9,481    7,612
    Laurentian Bank of Canada                                1,000   42,954
*   Legacy Oil + Gas, Inc.                                   6,926   53,902
#   Leisureworld Senior Care Corp.                           1,738   19,377
#   Leon's Furniture, Ltd.                                     536    7,365
#   Lightstream Resources, Ltd.                              1,261    7,582
    Linamar Corp.                                            1,800   90,111
    Loblaw Cos., Ltd.                                        2,961  128,720
#   Long Run Exploration, Ltd.                                 583    2,949
    MacDonald Dettwiler & Associates, Ltd.                   1,243   96,396
    Magna International, Inc.                                3,300  323,301
    Major Drilling Group International, Inc.                 6,000   47,188
    Manitoba Telecom Services, Inc.                          1,300   35,926
    Manulife Financial Corp.(56501R106)                      6,970  130,687
    Manulife Financial Corp.(2492519)                       19,166  359,871
    Maple Leaf Foods, Inc.                                   2,592   42,828
    Martinrea International, Inc.                            2,814   28,344
    Medical Facilities Corp.                                 1,300   22,595
*   MEG Energy Corp.                                           359   12,925
#   Methanex Corp.                                           2,100  130,075
#   Metro, Inc.                                              1,200   73,967
#*  Migao Corp.                                              3,700    4,895
*   Mitel Networks Corp.                                     1,500   13,740
#   Morneau Shepell, Inc.                                    2,791   40,845
#   Mullen Group, Ltd.                                       3,100   84,058
    National Bank of Canada                                  5,200  215,819
    Nevsun Resources, Ltd.(64156L101)                        7,157   26,051
    Nevsun Resources, Ltd.(2631486)                              8       29
#   New Flyer Industries, Inc.                                 878    9,308
*   New Gold, Inc.                                           7,300   36,898
    Newalta Corp.                                            2,780   50,981
    Norbord, Inc.                                              900   22,047
*   Nordion, Inc.                                            2,200   25,431
    North American Energy Partners, Inc.                     1,900   14,953
#*  North American Palladium, Ltd.                           4,800    1,390
    North West Co., Inc. (The)                               1,300   28,750

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
CANADA -- (Continued)
#   Northland Power, Inc.                                    2,700 $ 42,198
*   NuVista Energy, Ltd.                                     5,700   56,893
*   OceanaGold Corp.                                        11,653   29,556
    Onex Corp.                                                 400   22,846
    Pacific Rubiales Energy Corp.                           11,563  188,734
*   Painted Pony Petroleum, Ltd.                             4,040   41,725
*   Paramount Resources, Ltd. Class A                        1,800   97,944
*   Parex Resources, Inc.                                    2,921   29,209
#   Parkland Fuel Corp.                                      1,800   33,338
    Pason Systems, Inc.                                      1,600   44,436
*   Pembina Pipeline Corp.(B4PPQG5)                            800   31,456
#   Pembina Pipeline Corp.(B4PT2P8)                          2,820  110,814
#   Pengrowth Energy Corp.                                  13,189   85,676
#   Penn West Petroleum, Ltd.                               12,096  109,367
#   Peyto Exploration & Development Corp.                    2,442   90,043
#*  Pilot Gold, Inc.                                           325      430
#*  Poseidon Concepts Corp.                                  6,629       16
    Potash Corp. of Saskatchewan, Inc.(73755L107)            1,756   63,497
    Potash Corp. of Saskatchewan, Inc.(2696980)              5,737  207,381
    Precision Drilling Corp.                                 4,434   57,647
    Premium Brands Holdings Corp.                            1,600   30,874
*   Primero Mining Corp.                                     5,585   35,312
    Progressive Waste Solutions, Ltd.(B3DJGB7)               3,633   88,434
    Progressive Waste Solutions, Ltd.(74339G101)             1,198   29,195
    Quebecor, Inc. Class B                                   2,400   56,603
#*  Questerre Energy Corp. Class A                           7,500    8,622
    Reitmans Canada, Ltd. Class A                              700    4,247
    Richelieu Hardware, Ltd.                                 1,151   51,551
#   Ritchie Bros Auctioneers, Inc.                           1,800   44,982
*   RMP Energy, Inc.                                         7,100   54,090
    Rogers Communications, Inc. Class B                      3,333  132,387
#   Rogers Sugar, Inc.                                       1,700    7,600
#   RONA, Inc.                                               2,096   21,131
    Royal Bank of Canada(780087102)                          7,395  493,986
#   Royal Bank of Canada(2754383)                           12,404  827,839
#   Russel Metals, Inc.                                      2,600   76,502
#*  San Gold Corp.                                           4,200      632
#*  Sandstorm Gold, Ltd.                                     3,900   21,598
*   Sandvine Corp.                                           4,200   14,945
    Saputo, Inc.                                               800   42,779
    Savanna Energy Services Corp.                            4,268   34,617
    Sears Canada, Inc.                                         100    1,464
    SEMAFO, Inc.                                             8,000   29,926
#   Shaw Communications, Inc. Class B(2801836)               1,951   47,260
    Shaw Communications, Inc. Class B(82028K200)             5,535  134,113
    ShawCor, Ltd.                                            1,300   57,904
    Sherritt International Corp.                             6,600   27,940
*   Sierra Wireless, Inc.                                    2,595   55,948
*   Silver Standard Resources, Inc.                          3,100   30,687
    Silver Wheaton Corp.                                     3,501   77,722
    SNC-Lavalin Group, Inc.                                  1,900   86,189
#*  Southern Pacific Resource Corp.                         18,837    5,500

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
CANADA -- (Continued)
#*  SouthGobi Resources, Ltd.                                1,700 $  1,086
    Sprott Resource Corp.                                    1,000    2,308
    Sprott, Inc.                                             9,600   28,466
    Spyglass Resources Corp.                                 8,600   14,202
    Stantec, Inc.                                              879   52,096
    Stella-Jones, Inc.                                       1,100   30,068
#   Student Transportation, Inc.                             2,312   14,281
    Sun Life Financial, Inc.(866796105)                      5,198  175,900
#   Sun Life Financial, Inc.(2566124)                        3,599  121,822
    Suncor Energy, Inc.(867224107)                           8,061  311,155
    Suncor Energy, Inc.(B3NB1P2)                            18,330  707,078
*   SunOpta, Inc.                                            3,100   36,005
#   Superior Plus Corp.                                      5,000   60,262
#   Surge Energy, Inc.                                      10,200   64,492
    Talisman Energy, Inc.(87425E103)                         6,635   68,540
    Talisman Energy, Inc.(2068299)                          20,500  211,911
*   Taseko Mines, Ltd.                                       5,100   11,028
    Teck Resources, Ltd. Class B(878742204)                  2,395   54,534
    Teck Resources, Ltd. Class B(2879327)                    6,200  141,304
#   TELUS Corp.                                              4,008  141,224
*   Tembec, Inc.                                               500    1,104
#*  Teranga Gold Corp.                                       1,200      788
#*  Thompson Creek Metals Co., Inc.                          4,800   12,875
    Thomson Reuters Corp.(884903105)                         2,197   79,487
#   Thomson Reuters Corp.(2889371)                           3,376  122,190
    Tim Hortons, Inc.                                        1,300   71,307
    TMX Group, Ltd.                                            500   26,340
    TORC Oil & Gas, Ltd.                                     3,600   43,947
    Toromont Industries, Ltd.                                1,300   32,155
#   Toronto-Dominion Bank (The)(2897222)                    18,040  867,888
    Toronto-Dominion Bank (The)(891160509)                   3,706  178,222
    Torstar Corp. Class B                                    1,400    8,341
    Total Energy Services, Inc.                              1,800   35,473
*   Tourmaline Oil Corp.                                     1,975  102,265
    TransAlta Corp.(89346D107)                               2,272   27,764
#   TransAlta Corp.(2901628)                                 4,800   58,640
    TransCanada Corp.                                        7,800  363,509
    Transcontinental, Inc. Class A                           2,900   42,254
    TransForce, Inc.                                         2,157   47,094
*   TransGlobe Energy Corp.                                  3,755   29,258
#   Trilogy Energy Corp.                                     1,361   37,252
    Trinidad Drilling, Ltd.                                  6,900   77,181
#   Twin Butte Energy, Ltd.                                 13,123   28,256
    Uni-Select, Inc.                                           100    2,740
*   Valeant Pharmaceuticals International, Inc.              1,798  240,439
    Valener, Inc.                                            1,900   27,060
#   Veresen, Inc.                                            5,000   73,947
*   Vermilion Energy, Inc.(923725105)                          600   40,056
#   Vermilion Energy, Inc.(B607XS1)                            767   51,035
#   Wajax Corp.                                                900   29,109
    West Fraser Timber Co., Ltd.                             2,800  125,177
    Western Energy Services Corp.                            3,100   31,847

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
CANADA -- (Continued)
    Western Forest Products, Inc.                           13,082 $    26,139
    Whistler Blackcomb Holdings, Inc.                          791      11,836
#   Whitecap Resources, Inc.                                 8,269     109,091
    Wi-Lan, Inc.                                             9,000      27,672
    Winpak, Ltd.                                               911      22,957
    WSP Global, Inc.                                         2,100      71,868
*   Xtreme Drilling and Coil Services Corp.                    500       2,285
    Yamana Gold, Inc.(2219279)                              11,168      83,654
    Yamana Gold, Inc.(98462Y100)                            10,704      80,066
*   Yellow Media, Ltd.                                       1,347      28,278
#   Zargon Oil & Gas, Ltd.                                   1,700      14,983
                                                                   -----------
TOTAL CANADA                                                        25,890,016
                                                                   -----------
CHINA -- (0.0%)
*   Hanfeng Evergreen, Inc.                                  2,300       1,448
                                                                   -----------
DENMARK -- (1.4%)
    ALK-Abello A.S.                                             90      12,488
*   Alm Brand A.S.                                           7,943      38,580
    AP Moeller - Maersk A.S. Class A                            45     102,234
    AP Moeller - Maersk A.S. Class B                           109     260,211
*   Auriga Industries A.S. Class B                             790      29,258
*   Bang & Olufsen A.S.                                      1,307      13,500
    Carlsberg A.S. Class B                                   1,850     185,060
    Chr Hansen Holding A.S.                                  4,228     190,618
    Coloplast A.S. Class B                                   1,226     102,975
    D/S Norden A.S.                                            884      35,358
    Danske Bank A.S.                                        12,461     352,562
    Dfds A.S.                                                  369      29,178
    DSV A.S.                                                 1,966      65,663
#   FLSmidth & Co. A.S.                                      1,112      59,534
*   Genmab A.S.                                              1,512      56,327
    GN Store Nord A.S.                                       7,896     190,757
    H Lundbeck A.S.                                          2,698      78,633
    Jeudan A.S.                                                126      14,205
    NKT Holding A.S.                                         1,148      72,429
    Novo Nordisk A.S. Class B                               13,598     617,159
    Novo Nordisk A.S. Sponsored ADR                         14,665     665,644
    Novozymes A.S. Class B                                   4,811     230,664
    Pandora A.S.                                             2,178     146,820
    PER Aarsleff A.S. Class B                                  176      31,909
    Ringkjoebing Landbobank A.S.                               186      42,558
*   Royal UNIBREW                                              426      66,312
    Schouw & Co.                                             1,062      59,281
    SimCorp A.S.                                               500      19,197
    Solar A.S. Class B                                         193      13,349
    Spar Nord Bank A.S.                                      5,069      57,067
*   Sydbank A.S.                                             1,413      37,687
    TDC A.S.                                                16,219     152,311
*   Topdanmark A.S.                                          4,158     121,662
    Tryg A.S.                                                  393      37,325
    United International Enterprises                            46       9,196

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
DENMARK -- (Continued)
*   Vestas Wind Systems A.S.                                  8,437 $  374,696
*   William Demant Holding A.S.                                 401     35,934
                                                                    ----------
TOTAL DENMARK                                                        4,608,341
                                                                    ----------
FINLAND -- (1.5%)
    Afarak Group Oyj                                          1,697        892
#   Ahlstrom Oyj                                                715      7,619
    Alma Media Oyj                                            1,118      4,097
    Amer Sports Oyj                                           1,181     24,418
    Atria P.L.C.                                                677      6,684
#   Cargotec Oyj                                              1,156     51,676
    Caverion Corp.                                            2,419     26,875
    Citycon Oyj                                               9,008     33,800
    Cramo Oyj                                                   704     15,730
    Elisa Oyj                                                 1,698     50,745
    F-Secure Oyj                                              5,286     17,841
*   Finnair Oyj                                               1,807      7,540
    Fiskars Oyj Abp                                           2,051     55,650
#   Fortum Oyj                                                9,118    205,995
    HKScan Oyj Class A                                        1,428      7,576
    Huhtamaki Oyj                                             4,004    105,282
    Kemira Oyj                                                3,102     47,417
    Kesko Oyj Class A                                           693     27,682
    Kesko Oyj Class B                                         3,519    144,042
#   Kone Oyj Class B                                          4,874    208,926
    Konecranes Oyj                                              954     30,792
    Lassila & Tikanoja Oyj                                    1,026     19,978
*   Lemminkainen Oyj                                             61      1,182
    Metsa Board Oyj                                           7,992     37,411
#   Metso Oyj                                                 4,261    171,504
    Munksjo Oyj                                                 394      3,187
#   Neste Oil Oyj                                             6,781    139,456
#*  Nokia Oyj                                                79,646    596,355
*   Nokia Oyj Sponsored ADR                                  49,629    372,217
#   Nokian Renkaat Oyj                                        2,713    107,961
    Olvi Oyj Class A                                            412     13,893
*   Oriola-KD Oyj Class B                                     6,448     21,377
    Orion Oyj Class A                                           822     25,208
    Orion Oyj Class B                                         2,473     75,483
*   Outokumpu Oyj                                           159,120     48,685
#   Outotec Oyj                                               1,688     18,918
    PKC Group Oyj                                             1,042     34,565
*   Poyry Oyj                                                   706      3,905
    Raisio P.L.C. Class V                                     7,663     50,122
    Ramirent Oyj                                              4,086     45,800
*   Rautaruukki Oyj                                           4,022     50,107
    Sampo Class A                                            11,195    556,387
    Sanoma Oyj                                                2,591     17,447
#   Stockmann Oyj Abp                                           889     12,626
    Stora Enso Oyj Class R                                   33,930    346,480
    Technopolis Oyj                                           3,759     22,883
    Tieto Oyj                                                 1,835     50,215

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
FINLAND -- (Continued)
    Tikkurila Oyj                                              348 $    8,637
    UPM-Kymmene Oyj                                         27,754    486,078
    Vacon P.L.C.                                               592     24,562
    Vaisala Oyj Class A                                         69      2,246
    Valmet Corp.                                             4,261     49,787
    Wartsila Oyj Abp                                         4,272    238,484
#   YIT Oyj                                                  2,419     24,882
                                                                   ----------
TOTAL FINLAND                                                       4,759,307
                                                                   ----------
FRANCE -- (8.2%)
#   Accor SA                                                 2,462    120,538
    Aeroports de Paris                                         389     48,374
#*  Air France-KLM                                           4,416     63,529
    Air Liquide SA                                           3,749    536,403
    Airbus Group NV                                          7,264    499,328
    Albioma                                                  1,202     33,564
*   Alcatel-Lucent                                          28,475    112,924
    Alstom SA                                                4,455    184,098
    Alten SA                                                 1,030     52,625
    Altran Technologies SA                                   7,167     78,137
    April                                                      564     13,482
    Arkema SA                                                1,984    221,597
    AtoS                                                     3,520    304,100
    AXA SA                                                  23,821    621,633
    AXA SA Sponsored ADR                                     2,900     72,790
    Axway Software SA                                          228      7,862
*   Beneteau SA                                              1,571     27,215
    BioMerieux                                                  95     10,377
    BNP Paribas SA                                          19,968  1,500,484
    Bollore SA                                                  89     56,725
    Bonduelle SCA                                              536     15,546
    Bongrain SA                                                214     18,712
    Bourbon SA                                               1,288     42,502
#   Bouygues SA                                              5,351    241,014
*   Bull                                                     5,424     28,786
    Bureau Veritas SA                                        2,468     75,631
    Cap Gemini SA                                            2,951    208,499
#   Carrefour SA                                            10,114    394,254
    Casino Guichard Perrachon SA                             1,610    205,151
*   CGG SA Sponsored ADR                                     5,600     96,320
    Christian Dior SA                                          567    116,664
    Cie de St-Gobain                                         8,707    533,438
    Cie Generale des Etablissements Michelin                 5,749    705,004
*   Club Mediterranee SA                                       780     20,336
    CNP Assurances                                           5,684    131,127
*   Credit Agricole SA                                      29,541    466,111
    Danone SA                                                3,841    283,616
    Dassault Systemes                                          148     18,213
    Dassault Systemes ADR                                      500     61,400
    Derichebourg SA                                          4,522     17,629
    Edenred                                                  5,909    199,717
    Eiffage SA                                                 479     36,209

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
FRANCE -- (Continued)
    Electricite de France SA                                 2,758 $105,910
    Essilor International SA                                 1,774  189,973
    Esso SA Francaise                                           72    3,945
    Etablissements Maurel et Prom                            1,547   27,602
    Eurofins Scientific SE                                     301   83,587
    Eutelsat Communications SA                               6,051  208,146
    Faiveley Transport SA                                       99    8,155
*   Faurecia                                                 2,131   95,922
    Fimalac                                                    138   11,756
#   GDF Suez                                                35,311  889,958
    GL Events                                                  729   18,362
    Groupe Eurotunnel SA                                    15,552  208,783
*   Groupe Fnac                                                574   27,453
    Groupe Steria SCA                                        1,736   48,897
*   Haulotte Group SA                                          105    2,006
    Havas SA                                                 7,168   57,052
    Iliad SA                                                   492  132,637
    Imerys SA                                                1,055   92,647
    Ingenico                                                 1,054   91,973
    Interparfums SA                                            388   17,745
    IPSOS                                                    1,498   58,183
    Jacquet Metal Service                                    1,384   29,670
    JCDecaux SA                                              1,564   64,202
    Kering                                                   1,393  308,092
    Korian-Medica                                            2,058   77,249
#   L'Oreal SA                                               2,948  508,073
    Lafarge SA                                               5,159  472,043
    Lagardere SCA                                            7,852  329,081
    Legrand SA                                               5,313  343,305
    LISI                                                       210   34,060
    LVMH Moet Hennessy Louis Vuitton SA                      2,784  548,432
    Maisons France Confort                                     226   11,040
    Manitou BF SA                                              582   11,011
    Mersen                                                     738   23,631
    Metropole Television SA                                    533   11,423
    Montupet                                                   381   31,536
    Natixis                                                 34,914  247,842
    Naturex                                                    308   27,034
#   Neopost SA                                               1,054   86,547
    Nexans SA                                                1,179   66,380
    Nexity SA                                                  965   43,288
    Norbert Dentressangle SA                                   198   33,944
*   NRJ Group                                                2,272   28,079
    Orange SA                                               39,086  633,243
    Orange SA Sponsored ADR                                  5,900   94,990
#*  Orco Property Group                                        739      638
    Orpea                                                      614   44,665
    Pernod Ricard SA                                         2,534  304,101
#*  Peugeot SA                                              12,623  223,338
*   Pierre & Vacances SA                                       107    4,511
    Plastic Omnium SA                                        1,422   48,384
    Publicis Groupe SA                                       1,353  115,748

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
FRANCE -- (Continued)
    Rallye SA                                                  845 $    42,979
    Remy Cointreau SA                                          428      37,621
    Renault SA                                              11,532   1,127,482
    Rexel SA                                                 7,445     187,963
    Rubis SCA                                                1,362      96,979
    Safran SA                                                4,300     289,399
    Saft Groupe SA                                           1,628      57,897
    Samse SA                                                     4         514
    Sanofi                                                   3,913     422,290
    Sanofi ADR                                              10,456     562,533
    Schneider Electric SA(B11BPS1)                             278      26,152
    Schneider Electric SA(4834108)                           7,790     731,255
    SCOR SE                                                  8,577     313,856
    SEB SA                                                     721      66,506
*   Sequana SA                                                 493       3,638
#   SES SA                                                   4,686     176,551
    Societe BIC SA                                             830     110,119
    Societe d'Edition de Canal +                             1,800      15,840
    Societe Generale SA                                     12,658     788,305
#   Societe Television Francaise 1                           2,666      45,397
    Sodexo                                                   1,454     156,763
#*  SOITEC                                                  13,229      39,963
#*  Solocal Group                                            2,821       6,441
    Sopra Group SA                                             228      26,247
    Stef SA                                                     27       2,135
#   STMicroelectronics NV(861012102)                         8,829      83,787
    STMicroelectronics NV(5962332)                          16,086     153,399
    Suez Environnement Co.                                  11,792     231,707
*   Technicolor SA                                           5,886      44,008
    Technip SA                                               1,708     192,250
    Teleperformance                                          2,378     136,384
    Thales SA                                                2,607     166,001
*   Theolia SA                                                 478         808
    Total Gabon                                                 24      14,623
    Total SA                                                24,688   1,766,282
    Total SA Sponsored ADR                                   8,500     605,540
*   Trigano SA                                               1,235      34,216
*   UBISOFT Entertainment                                    5,735     107,025
    Valeo SA                                                 1,860     255,432
    Vallourec SA                                             2,431     143,661
*   Valneva SE                                                 115         973
#   Veolia Environnement SA                                 15,396     287,226
    Veolia Environnement SA ADR                              1,059      19,888
    Vicat                                                      356      30,895
    VIEL & Cie SA                                              300         989
#   Vilmorin & Cie SA                                          141      18,586
    Vinci SA                                                 6,928     523,108
    Virbac SA                                                  123      29,489
    Vivendi SA                                              23,608     634,260
    Zodiac Aerospace                                         3,690     122,684
                                                                   -----------
TOTAL FRANCE                                                        26,605,982
                                                                   -----------

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
GERMANY -- (6.1%)
*   Aareal Bank AG                                           1,754 $   79,727
    Adidas AG                                                3,639    389,015
*   ADVA Optical Networking SE                               1,788      8,022
#*  Air Berlin P.L.C.                                        3,958      9,532
*   Aixtron SE                                               1,469     23,389
#   Allianz SE                                               3,915    681,327
    Allianz SE ADR                                          10,000    174,500
    Aurubis AG                                               1,354     72,337
    Axel Springer SE                                         1,375     83,960
#   BASF SE                                                 13,909  1,613,523
    Bauer AG                                                    98      2,546
#   Bayer AG                                                 1,481    205,921
    Bayerische Motoren Werke AG                              4,617    580,380
    BayWa AG                                                   329     18,663
    Bechtle AG                                                 976     86,852
    Beiersdorf AG                                            2,224    223,255
    Bertrandt AG                                               185     28,025
    Bijou Brigitte AG                                          249     24,242
    Bilfinger SE                                               773     92,161
#   Biotest AG                                                 111     13,695
    Brenntag AG                                              2,106    381,503
#   CANCOM SE                                                  527     23,237
    Carl Zeiss Meditec AG                                    1,463     44,543
    Celesio AG                                               3,368    117,053
    Cewe Stiftung & Co. KGAA                                   374     29,468
    Comdirect Bank AG                                        2,270     26,168
*   Commerzbank AG                                          27,835    496,322
    CompuGroup Medical AG                                      444     11,843
*   Constantin Medien AG                                     3,713      7,671
#   Continental AG                                           1,857    436,961
    CropEnergies AG                                          1,674     10,981
    CTS Eventim AG                                             508     32,359
    Daimler AG                                              12,254  1,140,837
#   Delticom AG                                                 86      4,095
    Deutsche Bank AG(D18190898)                              5,494    241,901
    Deutsche Bank AG(5750355)                               12,619    555,810
    Deutsche Boerse AG                                       2,235    163,899
#   Deutsche Lufthansa AG                                    4,149    104,193
    Deutsche Post AG                                        17,877    674,552
    Deutsche Telekom AG                                     36,085    606,266
    Deutsche Telekom AG Sponsored ADR                        6,800    113,900
#   Deutsche Wohnen AG(B0YZ0Z5)                              7,216    154,909
*   Deutsche Wohnen AG(BFLR888)                              3,103     65,012
*   Deutz AG                                                 1,775     14,842
*   Dialog Semiconductor P.L.C.                              1,751     44,357
    DMG MORI SEIKI AG                                        3,892    122,642
    Drillisch AG                                             2,194     81,920
#   Duerr AG                                                   916     72,479
#   E.ON SE                                                 14,791    283,319
    Elmos Semiconductor AG                                   1,078     21,717
    ElringKlinger AG                                         1,056     42,634
*   Evotec AG                                                3,738     18,693

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
GERMANY -- (Continued)
    Fielmann AG                                                439 $ 59,391
    Fraport AG Frankfurt Airport Services Worldwide          1,100   81,353
    Freenet AG                                               2,915  100,955
    Fresenius Medical Care AG & Co. KGaA                     4,404  303,425
    Fresenius Medical Care AG & Co. KGaA ADR                 1,600   54,960
    Fresenius SE & Co. KGaA                                  3,361  511,385
#   Fuchs Petrolub SE                                          617   56,884
*   GAGFAH SA                                                3,299   52,177
    GEA Group AG                                             5,946  266,312
#   Gerresheimer AG                                          1,019   69,177
    Gerry Weber International AG                               609   32,165
    Gesco AG                                                   211   21,960
    GFK SE                                                     415   21,420
    Grammer AG                                                 916   50,622
    Grenkeleasing AG                                           342   35,832
*   H&R AG                                                      95      943
#   Hannover Rueck SE                                        1,995  185,898
#   HeidelbergCement AG                                      4,092  355,546
#*  Heidelberger Druckmaschinen AG                           5,179   16,426
    Henkel AG & Co. KGaA                                     1,662  170,884
#   Hochtief AG                                              1,313  122,418
    Hugo Boss AG                                               576   80,022
    Indus Holding AG                                         1,216   57,069
    Infineon Technologies AG                                16,294  189,455
    Infineon Technologies AG ADR                             7,164   83,246
    Jenoptik AG                                              3,400   56,753
#   K+S AG                                                   5,545  194,297
*   Kloeckner & Co. SE                                       4,240   64,262
    Kontron AG                                               4,419   30,851
    Krones AG                                                  310   29,678
#   KUKA AG                                                    785   40,246
    KWS Saat AG                                                 54   19,300
    Lanxess AG                                               2,284  173,930
#   Leoni AG                                                 1,292   96,305
    Linde AG                                                 2,866  595,225
    LPKF Laser & Electronics AG                              1,858   41,789
    MAN SE                                                     957  122,717
    Merck KGaA                                               1,135  191,865
*   Metro AG                                                 4,985  199,718
    MLP AG                                                     696    4,734
*   Morphosys AG                                               887   76,082
    MTU Aero Engines AG                                        936   88,252
#   Muenchener Rueckversicherungs AG                         2,764  638,923
    MVV Energie AG                                             114    3,642
*   Nordex SE                                                  320    5,123
    Norma Group SE                                             717   37,628
*   Osram Licht AG                                           2,158  113,309
*   Patrizia Immobilien AG                                   3,605   42,629
    Pfeiffer Vacuum Technology AG                              214   25,455
#   PNE Wind AG                                              5,346   20,575
#   Puma SE                                                    191   56,426
    QSC AG                                                   4,612   23,733

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
GERMANY -- (Continued)
    R Stahl AG                                                  392 $    23,272
#   Rational AG                                                  48      15,331
#   Rheinmetall AG                                              937      62,423
    Rhoen Klinikum AG                                         3,216     103,842
    RWE AG                                                   14,738     562,418
    SAF-Holland SA                                            1,934      28,937
    SAP AG                                                    5,981     483,426
#   SAP AG Sponsored ADR                                      3,560     288,324
#   SGL Carbon SE                                               966      32,169
    Siemens AG                                                1,333     175,850
    Siemens AG Sponsored ADR                                  2,787     367,410
    Sixt SE                                                     337      13,627
*   Sky Deutschland AG                                        8,996      77,204
    SMA Solar Technology AG                                     500      20,937
    Software AG                                               2,021      76,123
    Stada Arzneimittel AG                                     2,098      91,484
*   Stroeer Media AG                                          1,675      28,861
#*  Suss Microtec AG                                          1,680      16,326
    Symrise AG                                                2,631     132,909
    TAG Immobilien AG                                         2,061      26,203
#   Takkt AG                                                    314       6,369
*   Talanx AG                                                 1,202      45,995
    Telefonica Deutschland Holding AG                        12,587     104,717
*   ThyssenKrupp AG                                           7,785     222,201
    Tipp24 SE                                                   389      28,067
#   TUI AG                                                    4,115      68,520
    Volkswagen AG                                               344      92,243
    Vossloh AG                                                  284      28,070
    VTG AG                                                      506      11,186
#   Wacker Chemie AG                                            681      80,052
    Wacker Neuson SE                                          1,285      24,428
    Wincor Nixdorf AG                                           165      10,809
                                                                    -----------
TOTAL GERMANY                                                        19,880,263
                                                                    -----------
GREECE -- (0.0%)
*   Bank of Cyprus PCL                                       19,568           3
                                                                    -----------
HONG KONG -- (1.9%)
#   AAC Technologies Holdings, Inc.                          12,500      69,992
    AIA Group, Ltd.                                         148,400     721,757
    Allied Properties HK, Ltd.                               48,000       8,438
    APT Satellite Holdings, Ltd.                             19,500      24,477
    Asia Satellite Telecommunications Holdings, Ltd.          3,000      11,984
    ASM Pacific Technology, Ltd.                              1,000      11,112
    Associated International Hotels, Ltd.                     4,000      11,112
    Bank of East Asia, Ltd.                                  18,800      77,660
    BOC Hong Kong Holdings, Ltd.                             46,500     137,641
*   Brightoil Petroleum Holdings, Ltd.                       83,000      25,780
    Cathay Pacific Airways, Ltd.                             35,000      66,237
    Cheung Kong Holdings, Ltd.                               17,000     289,875
    Cheung Kong Infrastructure Holdings, Ltd.                 9,000      58,757
    Chow Sang Sang Holdings International, Ltd.              11,000      27,078

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
HONG KONG -- (Continued)
#   Chow Tai Fook Jewellery Group, Ltd.                      14,200 $ 20,051
    CK Life Sciences International Holdings, Inc.           286,000   28,817
    CLP Holdings, Ltd.                                       23,500  187,869
    Dickson Concepts International, Ltd.                      6,500    3,921
    Esprit Holdings, Ltd.                                    12,900   21,544
    Far East Consortium International, Ltd.                  32,000   11,620
*   G-Resources Group, Ltd.                                 488,400   13,467
*   Galaxy Entertainment Group, Ltd.                         19,000  150,112
*   Genting Hong Kong, Ltd.                                  96,000   38,174
#   Giordano International, Ltd.                             14,000    9,398
    Glorious Sun Enterprises, Ltd.                           14,000    3,072
    Hang Lung Group, Ltd.                                    10,000   54,308
    Hang Lung Properties, Ltd.                               27,000   80,881
    Hang Seng Bank, Ltd.                                      7,800  127,545
    Harbour Centre Development, Ltd.                          2,000    3,497
    Henderson Land Development Co., Ltd.                     35,726  214,475
    HKR International, Ltd.                                  48,800   20,024
    Hong Kong & China Gas Co., Ltd.                          13,310   30,712
    Hong Kong Aircraft Engineering Co., Ltd.                    800    9,305
    Hong Kong Exchanges and Clearing, Ltd.                    8,800  158,253
    Hongkong & Shanghai Hotels (The)                          6,500    9,506
    Hongkong Chinese, Ltd.                                   58,000   14,090
    Hopewell Holdings, Ltd.                                  15,500   53,355
    Hutchison Whampoa, Ltd.                                  26,000  356,707
    Hysan Development Co., Ltd.                              18,000   77,665
    K Wah International Holdings, Ltd.                       35,000   23,377
*   Kerry Logistics Network, Ltd.                            14,500   21,336
    Kerry Properties, Ltd.                                   29,000   95,872
    Kingston Financial Group, Ltd.                           96,000   10,414
    Kowloon Development Co., Ltd.                             7,000    8,562
#   L'Occitane International SA                               4,250   10,460
    Li & Fung, Ltd.                                          93,360  135,893
    Luk Fook Holdings International, Ltd.                    14,000   39,752
    Man Wah Holdings, Ltd.                                   17,600   28,905
    Melco Crown Entertainment, Ltd. ADR                       1,296   44,297
    MGM China Holdings, Ltd.                                 14,400   50,223
#   Midland Holdings, Ltd.                                   18,000    7,565
    MTR Corp., Ltd.                                          10,051   38,111
    NagaCorp, Ltd.                                           34,000   31,025
    New World Development Co., Ltd.                          55,914   57,921
#   Newocean Energy Holdings, Ltd.                           50,000   33,085
    NWS Holdings, Ltd.                                       34,185   58,273
    Orient Overseas International, Ltd.                       4,000   19,135
    Pacific Basin Shipping, Ltd.                             62,000   36,421
    Pacific Textiles Holdings, Ltd.                          20,000   25,396
    PCCW, Ltd.                                              101,000   53,853
    Power Assets Holdings, Ltd.                              17,000  146,954
    Prada SpA                                                 5,200   41,704
    Public Financial Holdings, Ltd.                           6,000    2,845
#   SA SA International Holdings, Ltd.                       38,000   31,880
    Samsonite International SA                               20,400   64,951
    Sands China, Ltd.                                        16,000  117,468

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
HONG KONG -- (Continued)
    Shangri-La Asia, Ltd.                                    46,000 $   75,480
    Shun Tak Holdings, Ltd.                                  11,000      5,404
    Singamas Container Holdings, Ltd.                        96,000     20,826
    Sino Land Co., Ltd.                                     104,824    157,182
    Stella International Holdings, Ltd.                       5,000     12,326
    Sun Hung Kai & Co., Ltd.                                  9,000      6,287
    Sun Hung Kai Properties, Ltd.                            26,207    331,528
    Swire Pacific, Ltd. Class A                              25,500    294,348
    Swire Pacific, Ltd. Class B                              22,500     49,957
    Swire Properties, Ltd.                                   17,000     51,416
    Techtronic Industries Co.                                32,000    102,244
    Television Broadcasts, Ltd.                               2,000     12,507
    Texwinca Holdings, Ltd.                                  14,000     15,097
    Transport International Holdings, Ltd.                   12,000     22,153
    Trinity, Ltd.                                            12,000      3,087
*   United Laboratories International Holdings, Ltd. (The)   34,000     22,007
    Victory City International Holdings, Ltd.                41,042      5,982
    Vitasoy International Holdings, Ltd.                     20,000     27,342
    VST Holdings, Ltd.                                       74,400     18,966
    VTech Holdings, Ltd.                                      3,400     47,090
    Wharf Holdings, Ltd.                                     22,000    154,869
    Wheelock & Co., Ltd.                                     15,000     62,108
    Wynn Macau, Ltd.                                          4,800     18,965
    Xinyi Glass Holdings, Ltd.                               66,000     52,076
*   Xinyi Solar Holdings, Ltd.                               34,000      9,221
    Yue Yuen Industrial Holdings, Ltd.                       16,500     51,011
                                                                    ----------
TOTAL HONG KONG                                                      6,105,425
                                                                    ----------
IRELAND -- (0.3%)
*   Anglo Irish Bank Corp. P.L.C.                             5,570         --
*   Bank of Ireland                                          87,494     34,162
*   Bank of Ireland Sponsored ADR                                30        517
    C&C Group P.L.C.(B011Y09)                                 4,812     28,630
    C&C Group P.L.C.(B010DT8)                                 1,711     10,178
    CRH P.L.C.                                                6,940    202,048
    CRH P.L.C. Sponsored ADR                                  6,545    191,638
    Dragon Oil P.L.C.                                         7,016     74,648
    FBD Holdings P.L.C.                                       1,875     45,240
    Glanbia P.L.C.                                            4,032     60,216
    Irish Continental Group P.L.C.                              651     26,118
*   Kenmare Resources P.L.C.                                    953        196
    Kerry Group P.L.C. Class A                                  716     56,509
    Kingspan Group P.L.C.                                       717     13,512
    Paddy Power P.L.C.                                          456     35,183
    Smurfit Kappa Group P.L.C.                                7,298    162,583
                                                                    ----------
TOTAL IRELAND                                                          941,378
                                                                    ----------
ISRAEL -- (0.4%)
*   Airport City, Ltd.                                        1,828     18,684
    Azrieli Group                                             1,491     50,472
*   Bank Leumi Le-Israel BM                                  29,401    115,039
#   Bezeq The Israeli Telecommunication Corp., Ltd.          36,045     65,322

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
ISRAEL -- (Continued)
*   Ceragon Networks, Ltd.                                    1,170 $    3,110
    Clal Insurance Enterprises Holdings, Ltd.                   670     13,095
*   Compugen, Ltd.                                            1,357     12,485
    Delek Group, Ltd.                                           148     59,983
    Elbit Systems, Ltd.                                         533     31,463
*   EZchip Semiconductor, Ltd.(M4146Y108)                       400      9,580
*   EZchip Semiconductor, Ltd.(6554998)                         325      7,790
    First International Bank Of Israel, Ltd.                  1,094     17,645
    Frutarom Industries, Ltd.                                 1,280     30,737
    Harel Insurance Investments & Financial Services, Ltd.    3,840     21,920
    Israel Chemicals, Ltd.                                    7,094     62,961
*   Israel Discount Bank, Ltd. Class A                        2,038      3,644
*   Jerusalem Oil Exploration                                   604     26,018
    Melisron, Ltd.                                              907     24,177
    Menorah Mivtachim Holdings, Ltd.                          1,148     13,790
    Migdal Insurance & Financial Holding, Ltd.               24,040     39,378
    Mizrahi Tefahot Bank, Ltd.                                6,258     83,656
*   Nitsba Holdings 1995, Ltd.                                  720     11,046
*   Oil Refineries, Ltd.                                     40,604     11,317
    Osem Investments, Ltd.                                    1,359     32,274
*   Partner Communications Co., Ltd.                          1,994     17,855
    Paz Oil Co., Ltd.                                           272     42,500
    Strauss Group, Ltd.                                       1,238     22,407
    Teva Pharmaceutical Industries, Ltd. Sponsored ADR        6,848    334,593
                                                                    ----------
TOTAL ISRAEL                                                         1,182,941
                                                                    ----------
ITALY -- (2.4%)
    A2A SpA                                                  64,368     78,767
    ACEA SpA                                                  2,982     42,793
    Alerion Cleanpower SpA                                    2,085     10,737
    Amplifon SpA                                              7,609     49,690
    Ansaldo STS SpA                                           3,594     39,959
*   Arnoldo Mondadori Editore SpA                             3,462      6,406
    Assicurazioni Generali SpA                               17,851    417,379
    Astaldi SpA                                               2,155     23,354
    Atlantia SpA                                              7,057    183,822
*   Autogrill SpA                                             1,407     13,506
    Azimut Holding SpA                                        3,472    108,388
    Banca Generali SpA                                        1,608     50,615
#*  Banca Monte dei Paschi di Siena SpA                     163,052     54,495
*   Banca Popolare dell'Emilia Romagna SC                    18,076    208,357
#*  Banca Popolare dell'Etruria e del Lazio                   1,087      1,264
#*  Banca Popolare di Milano SCRL                            36,030     36,437
#   Banca Popolare di Sondrio SCRL                            7,370     52,930
*   Banco Popolare SC                                           425      8,789
*   BasicNet SpA                                              3,053     10,176
    Brembo SpA                                                1,177     43,501
    Brunello Cucinelli SpA                                      716     20,606
    Cementir Holding SpA                                      3,817     36,367
*   CIR-Compagnie Industriali Riunite SpA                    12,797     19,732
    CNH Industrial NV                                         5,316     62,097
    Credito Emiliano SpA                                      4,203     43,086

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
ITALY -- (Continued)
#*  Credito Valtellinese SCRL                                22,705 $ 54,205
    Danieli & C Officine Meccaniche SpA                         917   32,934
    De'Longhi SpA                                             4,371   95,004
#   DiaSorin SpA                                                691   28,512
    Ei Towers SpA                                               518   29,471
    Enel SpA                                                106,427  602,795
    Engineering SpA                                             345   24,043
    Eni SpA                                                  28,011  725,466
    Eni SpA Sponsored ADR                                       600   30,984
    ERG SpA                                                   3,337   57,632
    Esprinet SpA                                              1,834   20,051
*   Falck Renewables SpA                                      2,083    3,976
*   Fiat SpA                                                 24,768  299,017
*   Finmeccanica SpA                                         13,194  122,103
#   Geox SpA                                                    707    3,077
*   Gruppo Editoriale L'Espresso SpA                          2,471    5,705
    Gtech Spa                                                 1,126   33,051
    Hera SpA                                                 24,963   73,562
*   IMMSI SpA                                                13,995   14,941
    Industria Macchine Automatiche SpA                          607   29,849
*   Intek Group SpA                                           9,436    6,110
    Interpump Group SpA                                       2,221   31,489
    Intesa Sanpaolo SpA                                     140,170  479,666
    Iren SpA                                                 22,837   38,805
    Italcementi SpA                                           3,075   37,359
*   Italmobiliare SpA                                           371   16,868
    Luxottica Group SpA                                         808   46,344
    MARR SpA                                                  1,526   29,555
*   Mediaset SpA                                              9,368   51,844
#   Piaggio & C SpA                                           7,738   32,016
    Pirelli & C. SpA                                          6,919  116,489
#*  Prelios SpA                                              30,744   27,269
    Prysmian SpA                                              2,655   69,149
#   Recordati SpA                                             4,103   71,824
    Reply SpA                                                   258   23,313
*   Safilo Group SpA                                          1,166   26,628
    Saipem SpA                                                3,018   80,952
#   Salini Impregilo SpA                                      5,019   32,062
#*  Saras SpA                                                 7,534   13,072
    Snam SpA                                                 28,605  172,057
    Societa Cattolica di Assicurazioni SCRL                   1,446   35,765
    Societa Iniziative Autostradali e Servizi SpA             3,086   36,697
*   Sogefi SpA                                                5,901   37,505
*   Sorin SpA                                                 5,946   18,149
*   Telecom Italia SpA                                      324,233  416,649
    Telecom Italia SpA Sponsored ADR                          6,420   82,433
    Tenaris SA                                                1,995   44,101
    Tenaris SA ADR                                            2,200   96,910
    Terna Rete Elettrica Nazionale SpA                       60,262  326,481
#   Tod's SpA                                                   420   58,856
    Trevi Finanziaria Industriale SpA                         2,693   31,058
    UniCredit SpA                                           110,261  987,899

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
ITALY -- (Continued)
    Unione di Banche Italiane SCPA                          20,204 $  192,857
    Unipol Gruppo Finanziario SpA                           13,846    100,297
*   UnipolSai SpA                                            1,721      6,333
    Vittoria Assicurazioni SpA                               2,148     31,557
*   World Duty Free SpA                                      1,407     18,902
*   Yoox SpA                                                 2,170     77,924
                                                                   ----------
TOTAL ITALY                                                         7,912,875
                                                                   ----------
JAPAN -- (17.0%)
    77 Bank, Ltd. (The)                                      5,000     22,573
#   Accordia Golf Co., Ltd.                                  3,700     47,464
    ADEKA Corp.                                              4,200     46,146
    Advan Co., Ltd.                                            500      5,307
#   Advantest Corp.                                          6,700     73,859
    Advantest Corp. ADR                                        500      5,510
#   Aeon Co., Ltd.                                          22,900    264,486
    Ai Holdings Corp.                                        2,100     33,502
    Aica Kogyo Co., Ltd.                                     2,900     60,646
    Aichi Bank, Ltd. (The)                                     300     14,635
    Aichi Steel Corp.                                        9,000     33,191
    Aida Engineering, Ltd.                                   4,900     46,774
    Ain Pharmaciez, Inc.                                       600     26,385
    Air Water, Inc.                                          4,000     56,125
    Aisin Seiki Co., Ltd.                                    3,900    137,824
    Ajinomoto Co., Inc.                                      6,000     88,307
#   Akebono Brake Industry Co., Ltd.                         3,100     15,769
    Akita Bank, Ltd. (The)                                   7,000     19,468
    Alfresa Holdings Corp.                                   1,300     80,934
    Alpen Co., Ltd.                                          1,500     27,636
    Alpine Electronics, Inc.                                 2,300     27,422
    Alps Electric Co., Ltd.                                  7,000     79,152
    Amada Co., Ltd.                                         18,000    130,180
    Amano Corp.                                              3,100     29,849
    ANA Holdings, Inc.                                      19,000     41,491
    Anritsu Corp.                                            2,000     22,397
    AOKI Holdings, Inc.                                      1,600     21,800
    Aomori Bank, Ltd. (The)                                  6,000     16,502
    Aoyama Trading Co., Ltd.                                 1,600     39,704
#   Aozora Bank, Ltd.                                       25,000     74,370
    Arakawa Chemical Industries, Ltd.                          300      2,527
    Arcland Sakamoto Co., Ltd.                                 900     17,820
    Arcs Co., Ltd.                                           2,023     40,586
    As One Corp.                                             1,100     28,900
    Asahi Diamond Industrial Co., Ltd.                       3,400     46,013
#   Asahi Glass Co., Ltd.                                   43,000    243,783
#   Asahi Group Holdings, Ltd.                               5,500    151,980
    Asahi Holdings, Inc.                                     1,500     23,688
#   Asahi Intecc Co., Ltd.                                     400     14,640
    Asahi Kasei Corp.                                       44,000    299,147
    Asatsu-DK, Inc.                                          1,500     33,932
    Asics Corp.                                              4,300     83,692
#   ASKUL Corp.                                                800     19,963

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Astellas Pharma, Inc.                                   27,000 $301,036
    Autobacs Seven Co., Ltd.                                 1,200   18,565
    Avex Group Holdings, Inc.                                2,300   42,600
    Axial Retailing, Inc.                                      400    6,195
    Azbil Corp.                                              3,500   79,424
    Bando Chemical Industries, Ltd.                          3,000   11,543
    Bank of Iwate, Ltd. (The)                                  900   39,970
    Bank of Kyoto, Ltd. (The)                               18,000  146,665
    Bank of Okinawa, Ltd. (The)                                900   37,735
    Bank of Saga, Ltd. (The)                                 8,000   16,692
    Bank of the Ryukyus, Ltd.                                1,800   23,827
    Bank of Yokohama, Ltd. (The)                            16,000   80,418
    Benesse Holdings, Inc.                                   1,200   45,658
#   Bic Camera, Inc.                                         6,000   43,763
    Bridgestone Corp.                                        9,000  322,249
    Brother Industries, Ltd.                                 7,800  109,102
    Bunka Shutter Co., Ltd.                                  6,000   35,018
    C Uyemura & Co., Ltd.                                      400   18,507
    Calbee, Inc.                                             2,400   58,857
    Calsonic Kansei Corp.                                    8,000   39,409
    Canon Electronics, Inc.                                  1,800   30,423
#   Canon Marketing Japan, Inc.                              3,600   57,980
    Canon, Inc.                                              6,300  197,410
    Canon, Inc. Sponsored ADR                                8,300  259,624
    Casio Computer Co., Ltd.                                 9,200  104,983
    Cawachi, Ltd.                                              500    9,116
    Central Glass Co., Ltd.                                  7,000   22,955
    Central Japan Railway Co.                                  300   36,848
    Century Tokyo Leasing Corp.                              2,300   66,561
    Chiba Bank, Ltd. (The)                                  10,000   63,564
*   Chiba Kogyo Bank, Ltd. (The)                             3,300   21,438
    Chiyoda Co., Ltd.                                        1,200   28,491
*   Chubu Electric Power Co., Inc.                           6,400   72,900
    Chubu Shiryo Co., Ltd.                                   1,000    5,790
#   Chugai Pharmaceutical Co., Ltd.                          3,000   75,717
    Chugoku Bank, Ltd. (The)                                 2,900   38,443
#   Chugoku Electric Power Co., Inc. (The)                   5,700   74,687
    Chugoku Marine Paints, Ltd.                              2,000   12,758
    Chukyo Bank, Ltd. (The)                                  8,000   13,620
    Chuo Spring Co., Ltd.                                    1,000    3,023
    Citizen Holdings Co., Ltd.                               9,500   69,767
    CKD Corp.                                                5,100   46,459
    Cleanup Corp.                                              600    5,467
*   CMK Corp.                                                2,600    6,473
    Coca-Cola East Japan Co., Ltd.                             500   11,268
#   Coca-Cola West Co., Ltd.                                 3,800   66,136
    Cocokara fine, Inc.                                        400   11,341
    Colowide Co., Ltd.                                       1,500   15,050
    COMSYS Holdings Corp.                                    1,600   26,230
    Cosmo Oil Co., Ltd.                                     35,000   65,475
#   Dai Nippon Printing Co., Ltd.                           22,000  198,162
    Dai-ichi Life Insurance Co., Ltd. (The)                 15,000  207,851

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Daibiru Corp.                                            1,100 $ 10,977
    Daicel Corp.                                            10,000   83,748
    Daido Metal Co., Ltd.                                    3,000   31,880
    Daido Steel Co., Ltd.                                   17,000   83,119
    Daidoh, Ltd.                                               500    3,052
#*  Daiei, Inc. (The)                                       11,300   31,721
    Daifuku Co., Ltd.                                        1,500   17,294
#   Daihatsu Motor Co., Ltd.                                 3,500   57,974
    Daihen Corp.                                             2,000    7,580
    Daiichi Sankyo Co., Ltd.                                10,200  171,098
    Daiichikosho Co., Ltd.                                   1,100   31,697
    Daikin Industries, Ltd.                                  3,200  185,101
    Daikyo, Inc.                                            12,000   23,396
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd.  4,000   16,905
#   Dainippon Screen Manufacturing Co., Ltd.                10,000   43,616
    Dainippon Sumitomo Pharma Co., Ltd.                      4,900   74,313
#   Daio Paper Corp.                                         4,000   41,965
    Daisan Bank, Ltd. (The)                                  2,000    3,349
    Daiseki Co., Ltd.                                        1,100   17,526
    Daito Trust Construction Co., Ltd.                         900   91,585
    Daiwa House Industry Co., Ltd.                          10,000  168,957
    Daiwa Securities Group, Inc.                            19,000  142,470
    Daiwabo Holdings Co., Ltd.                               8,000   13,775
    DCM Holdings Co., Ltd.                                   5,800   39,239
    Dena Co., Ltd.                                           1,700   28,731
    Denki Kagaku Kogyo K.K.                                 20,000   66,331
    Denso Corp.                                              7,500  341,646
    Dentsu, Inc.                                             4,500  184,557
    Descente, Ltd.                                           2,000   15,159
    DIC Corp.                                               32,000   84,923
    Disco Corp.                                                800   48,616
    DMG Mori Seiki Co., Ltd.                                 1,900   23,703
#   Don Quijote Holdings Co., Ltd.                             500   26,371
    Doshisha Co., Ltd.                                       2,000   29,987
    Doutor Nichires Holdings Co., Ltd.                       1,900   34,054
    Dowa Holdings Co., Ltd.                                 10,000   83,838
    DTS Corp.                                                1,600   26,532
    Dwango Co., Ltd.                                           900   25,107
    Eagle Industry Co., Ltd.                                 1,900   30,073
    Earth Chemical Co., Ltd.                                   900   32,196
    East Japan Railway Co.                                   2,600  189,710
    Ebara Corp.                                             18,000  107,067
#   EDION Corp.                                              1,300    7,576
    Ehime Bank, Ltd. (The)                                   8,000   17,528
    Eighteenth Bank, Ltd. (The)                              3,000    6,701
#   Eisai Co., Ltd.                                          2,300   88,824
    Eizo Corp.                                               1,100   29,824
    Electric Power Development Co., Ltd.                     1,700   45,081
    Enplas Corp.                                               300   17,237
    Exedy Corp.                                              1,300   34,781
    Ezaki Glico Co., Ltd.                                    1,000   13,170
#   F@N Communications, Inc.                                 1,600   26,919

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    FALCO SD HOLDINGS Co., Ltd.                                200 $  2,264
    FamilyMart Co., Ltd.                                     1,200   49,830
#   Fancl Corp.                                              1,500   16,635
    FANUC Corp.                                              2,800  505,221
    Fast Retailing Co., Ltd.                                   600  186,443
    FCC Co., Ltd.                                            2,100   35,897
#   FIDEA Holdings Co., Ltd.                                 5,200    9,722
    Foster Electric Co., Ltd.                                1,900   23,014
#   FP Corp.                                                 1,000   31,101
    Fuji Co., Ltd.                                           1,000   18,928
    Fuji Corp., Ltd.                                         1,100    6,454
    Fuji Electric Co., Ltd.                                 22,000   99,842
    Fuji Heavy Industries, Ltd.                              9,000  236,652
    Fuji Kyuko Co., Ltd.                                     2,000   20,019
    Fuji Media Holdings, Inc.                                2,800   47,173
    Fuji Oil Co., Ltd.                                       3,300   44,586
    Fuji Seal International, Inc.                            1,300   42,297
    Fuji Soft, Inc.                                            600   12,551
    FUJIFILM Holdings Corp.                                  6,700  173,075
    Fujikura, Ltd.                                          18,000   77,507
    Fujimori Kogyo Co., Ltd.                                 1,000   28,074
    Fujitec Co., Ltd.                                        6,000   69,182
    Fujitsu General, Ltd.                                    3,000   34,620
    Fujitsu, Ltd.                                           47,000  276,371
    FuKoKu Co., Ltd.                                           200    1,819
    Fukui Bank, Ltd. (The)                                   7,000   16,616
    Fukuoka Financial Group, Inc.                           21,000   85,764
    Furukawa Co., Ltd.                                      17,000   30,836
    Furukawa Electric Co., Ltd.                             11,000   24,766
    Futaba Industrial Co., Ltd.                                500    2,240
    Fuyo General Lease Co., Ltd.                               400   13,764
    Geo Holdings Corp.                                         900    8,246
    Glory, Ltd.                                              1,500   38,807
    GMO internet, Inc.                                       2,500   22,087
    Godo Steel, Ltd.                                         8,000   11,265
    Goldcrest Co., Ltd.                                      1,060   22,190
#   GS Yuasa Corp.                                          11,000   62,244
#   GungHo Online Entertainment, Inc.                        2,700   15,359
    Gunma Bank, Ltd. (The)                                  14,000   74,414
    Gunze, Ltd.                                              7,000   19,115
    H2O Retailing Corp.                                      3,000   22,640
    Hachijuni Bank, Ltd. (The)                              23,000  125,739
    Hakuhodo DY Holdings, Inc.                               9,500   73,693
    Hamamatsu Photonics K.K.                                   900   40,552
    Hankyu Hanshin Holdings, Inc.                           13,000   71,247
    Hanwa Co., Ltd.                                         12,000   46,935
    Haseko Corp.                                             6,800   43,063
    Hazama Ando Corp.                                        8,200   36,190
    Heiwa Corp.                                                500    8,320
    Heiwa Real Estate Co., Ltd.                              2,100   32,968
    Heiwado Co., Ltd.                                          700    9,909
    HI-LEX Corp.                                             1,200   29,672

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Hibiya Engineering, Ltd.                                   600 $  7,737
    Higashi-Nippon Bank, Ltd. (The)                         10,000   25,079
    Hino Motors, Ltd.                                        3,500   46,109
    Hiroshima Bank, Ltd. (The)                              35,000  143,998
#   Hisamitsu Pharmaceutical Co., Inc.                       1,300   54,408
    Hitachi Chemical Co., Ltd.                               5,500   80,914
#   Hitachi Construction Machinery Co., Ltd.                 3,200   59,381
    Hitachi High-Technologies Corp.                          2,100   48,040
#   Hitachi Koki Co., Ltd.                                   3,900   29,052
    Hitachi Kokusai Electric, Inc.                           2,000   22,863
#   Hitachi Metals, Ltd.                                     4,110   55,811
    Hitachi Transport System, Ltd.                           1,100   16,879
    Hitachi Zosen Corp.                                      4,500   22,080
    Hitachi, Ltd.                                           15,000  106,934
    Hitachi, Ltd. ADR                                        3,100  220,689
    Hogy Medical Co., Ltd.                                     300   15,473
#*  Hokkaido Electric Power Co., Inc.                        8,500   51,999
    Hokuetsu Bank, Ltd. (The)                               16,000   32,727
#   Hokuetsu Kishu Paper Co., Ltd.                           4,500   21,402
    Hokuhoku Financial Group, Inc.                          11,000   21,227
    Hokuriku Electric Power Co.                              6,200   76,996
    Hokuto Corp.                                               700   14,062
    Honda Motor Co., Ltd.                                   14,100  467,904
    Honda Motor Co., Ltd. Sponsored ADR                      8,100  269,730
    Horiba, Ltd.                                             1,300   44,936
    Hoshizaki Electric Co., Ltd.                             1,200   48,556
    House Foods Group, Inc.                                  2,300   38,272
    Hoya Corp.                                               2,600   76,901
    Hyakugo Bank, Ltd. (The)                                 6,000   23,248
    Ibiden Co., Ltd.                                         4,000   72,201
#   Ichigo Group Holdings Co., Ltd.                         10,500   31,136
    Ichiyoshi Securities Co., Ltd.                           2,000   23,855
    Idemitsu Kosan Co., Ltd.                                 4,100   90,665
    IHI Corp.                                               20,000   79,745
    Iida Group Holdings Co., Ltd.                            2,320   34,622
    Iino Kaiun Kaisha, Ltd.                                  6,200   30,498
    Imperial Hotel, Ltd.                                       400    8,665
    Inaba Denki Sangyo Co., Ltd.                               800   24,568
    Inabata & Co., Ltd.                                      1,200   11,293
    Inageya Co., Ltd.                                        2,000   19,554
    Ines Corp.                                                 500    3,285
#   Internet Initiative Japan, Inc.                          1,300   30,162
    Iriso Electronics Co., Ltd.                                600   30,200
#   Iseki & Co., Ltd.                                        6,000   15,506
#   Isetan Mitsukoshi Holdings, Ltd.                         6,840   85,117
#   Isuzu Motors, Ltd.                                      12,000   69,691
    Ito En, Ltd.                                               600   12,828
    ITOCHU Corp.                                            13,400  150,211
    Itochu Enex Co., Ltd.                                    4,500   25,267
#   Itochu Techno-Solutions Corp.                            1,300   54,326
    Itoham Foods, Inc.                                       9,000   40,790
#   Iwatani Corp.                                            9,000   52,815

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Iyo Bank, Ltd. (The)                                     5,200 $ 46,753
    Izumi Co., Ltd.                                            700   20,484
    Izumiya Co., Ltd.                                        4,000   18,976
    J Front Retailing Co., Ltd.                             14,000   88,992
    J-Oil Mills, Inc.                                       12,000   32,082
    Japan Airport Terminal Co., Ltd.                           700   16,152
    Japan Aviation Electronics Industry, Ltd.                2,000   34,044
    Japan Exchange Group, Inc.                               4,100   81,122
    Japan Pulp & Paper Co., Ltd.                             5,000   17,031
    Japan Steel Works, Ltd. (The)                           14,000   59,152
    Japan Tobacco, Inc.                                      9,200  302,391
    Japan Wool Textile Co., Ltd. (The)                       1,000    7,427
    JFE Holdings, Inc.                                       9,700  179,268
    JGC Corp.                                                3,000   97,144
    Jimoto Holdings, Inc.                                   10,800   21,371
    Joshin Denki Co., Ltd.                                   2,000   16,208
    Joyo Bank, Ltd. (The)                                   16,000   77,874
    JSR Corp.                                                2,800   45,883
    JTEKT Corp.                                              6,900  100,674
    Juroku Bank, Ltd. (The)                                  8,000   27,946
#*  JVC Kenwood Corp.                                        3,820    8,075
    JX Holdings, Inc.                                       45,120  234,434
#   K's Holdings Corp.                                       1,419   41,180
    Kadokawa Corp.                                           1,200   39,402
    Kagoshima Bank, Ltd. (The)                               2,000   12,492
#   Kajima Corp.                                            22,403   85,300
    Kakaku.com, Inc.                                         4,000   57,067
    Kaken Pharmaceutical Co., Ltd.                           1,000   17,232
    Kameda Seika Co., Ltd.                                   1,100   31,277
    Kamei Corp.                                              2,000   14,727
#   Kanamoto Co., Ltd.                                       2,000   62,828
    Kaneka Corp.                                            12,000   70,384
#   Kanematsu Corp.                                         16,000   24,622
*   Kansai Electric Power Co., Inc. (The)                   13,300  111,522
#   Kansai Paint Co., Ltd.                                   7,000   97,866
    Kao Corp.                                                5,800  218,355
    Katakura Industries Co., Ltd.                            1,200   15,428
    Kato Sangyo Co., Ltd.                                      900   18,719
    Kato Works Co., Ltd.                                     5,000   28,838
    Kawasaki Heavy Industries, Ltd.                         30,000  111,347
    Kawasaki Kisen Kaisha, Ltd.                             38,000   76,302
    KDDI Corp.                                               8,500  453,319
    Keihin Corp.                                             2,700   39,183
#   Keio Corp.                                               4,000   28,310
    Kewpie Corp.                                             3,500   50,346
    Keyence Corp.                                              600  231,457
    Kikkoman Corp.                                           4,000   81,273
#   Kintetsu Corp.                                          20,000   70,285
    Kintetsu World Express, Inc.                               800   31,750
#   Kirin Holdings Co., Ltd.                                15,000  207,750
    Kitz Corp.                                               7,500   35,416
    Kiyo Bank, Ltd. (The)                                    1,000   11,767

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Koa Corp.                                                   900 $  8,650
    Kobayashi Pharmaceutical Co., Ltd.                          600   36,433
    Kobe Steel, Ltd.                                        100,000  131,266
#   Kohnan Shoji Co., Ltd.                                    1,900   19,234
    Koito Manufacturing Co., Ltd.                             1,000   21,750
    Kokuyo Co., Ltd.                                          4,400   33,647
    Komatsu, Ltd.                                            11,700  257,590
    Konami Corp.                                              1,500   34,207
    Konica Minolta, Inc.                                     14,000  130,454
    Konishi Co., Ltd.                                           300    5,367
    Kose Corp.                                                1,300   43,208
#   Kubota Corp.                                              8,000  103,108
    Kubota Corp. Sponsored ADR                                1,000   63,980
    Kurabo Industries, Ltd.                                  13,000   22,144
    Kuraray Co., Ltd.                                         6,300   70,836
    Kureha Corp.                                             10,000   47,289
    Kurimoto, Ltd.                                            8,000   16,688
    Kurita Water Industries, Ltd.                             4,700   98,982
#   Kuroda Electric Co., Ltd.                                 1,800   28,919
    KYB Co., Ltd.                                             8,000   32,588
    Kyocera Corp.                                             2,400  112,872
    Kyocera Corp. Sponsored ADR                               2,000   94,280
    Kyoei Steel, Ltd.                                         1,500   26,001
    Kyokuto Kaihatsu Kogyo Co., Ltd.                          2,700   35,496
#   Kyokuto Securities Co., Ltd.                              1,500   23,527
    Kyokuyo Co., Ltd.                                         2,000    5,169
    KYORIN Holdings, Inc.                                     2,000   38,550
    Kyoritsu Maintenance Co., Ltd.                              800   27,323
    Kyowa Exeo Corp.                                          2,000   25,871
    Kyowa Hakko Kirin Co., Ltd.                               8,000   91,102
*   Kyushu Electric Power Co., Inc.                           6,600   66,591
    Lawson, Inc.                                              1,000   69,451
    LEC, Inc.                                                   400    4,095
#   Life Corp.                                                1,400   21,398
    Lintec Corp.                                              1,100   20,454
    Lion Corp.                                               11,000   60,260
#   LIXIL Group Corp.                                         6,200  164,300
    M3, Inc.                                                  4,800   65,849
    Macnica, Inc.                                             1,000   29,651
    Maeda Corp.                                               7,000   52,092
    Maeda Road Construction Co., Ltd.                         3,000   46,517
    Makino Milling Machine Co., Ltd.                          7,000   52,114
    Makita Corp.                                              1,200   63,826
    Mandom Corp.                                              1,000   35,119
    Mars Engineering Corp.                                      300    5,603
    Marubeni Corp.                                           24,000  160,378
    Marubun Corp.                                               800    4,416
    Marudai Food Co., Ltd.                                    1,000    2,977
*   Maruha Nichiro Corp.                                      1,300   20,600
    Marui Group Co., Ltd.                                    12,200  108,368
    Marusan Securities Co., Ltd.                              3,900   27,295
    Maruwa Co., Ltd.                                            700   24,837

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Max Co., Ltd.                                             2,000 $ 21,942
    Mazda Motor Corp.                                        90,000  402,412
    McDonald's Holdings Co. Japan, Ltd.                       1,100   30,435
    Medipal Holdings Corp.                                    4,500   63,295
*   Megachips Corp.                                           2,600   30,645
    Megmilk Snow Brand Co., Ltd.                              2,100   27,865
    Meidensha Corp.                                           4,000   16,559
    MEIJI Holdings Co., Ltd.                                    300   18,410
    Meitec Corp.                                                300    7,987
    Michinoku Bank, Ltd. (The)                                3,000    6,318
    Micronics Japan Co., Ltd.                                   800   22,017
    Minato Bank, Ltd. (The)                                   8,000   13,615
    Minebea Co., Ltd.                                        10,000   81,040
    Miraca Holdings, Inc.                                       600   26,008
    Mirait Holdings Corp.                                     2,600   22,870
    MISUMI Group, Inc.                                          600   14,601
    Mitani Corp.                                              1,000   22,528
    Mitsuba Corp.                                             2,000   29,361
    Mitsubishi Chemical Holdings Corp.                       44,500  178,090
    Mitsubishi Corp.                                         17,880  320,183
    Mitsubishi Electric Corp.                                26,000  296,058
    Mitsubishi Estate Co., Ltd.                              13,000  294,975
    Mitsubishi Gas Chemical Co., Inc.                        14,369   82,959
    Mitsubishi Heavy Industries, Ltd.                        40,000  210,598
#   Mitsubishi Logistics Corp.                                3,000   43,041
    Mitsubishi Materials Corp.                               44,000  127,624
    Mitsubishi Motors Corp.                                   5,800   62,862
*   Mitsubishi Paper Mills, Ltd.                             11,000    9,463
    Mitsubishi Pencil Co., Ltd.                                 600   17,832
    Mitsubishi Steel Manufacturing Co., Ltd.                  3,000    6,013
    Mitsubishi Tanabe Pharma Corp.                            6,200   85,016
    Mitsubishi UFJ Financial Group, Inc.                    126,300  671,852
    Mitsubishi UFJ Financial Group, Inc. ADR                 25,043  133,980
    Mitsuboshi Belting Co., Ltd.                              4,000   20,898
    Mitsui & Co., Ltd.                                       11,800  167,352
    Mitsui & Co., Ltd. Sponsored ADR                            473  133,670
#   Mitsui Chemicals, Inc.                                   50,000  121,839
    Mitsui Engineering & Shipbuilding Co., Ltd.              21,000   40,745
    Mitsui Fudosan Co., Ltd.                                 14,000  414,424
    Mitsui Home Co., Ltd.                                     3,000   13,827
    Mitsui Mining & Smelting Co., Ltd.                       24,000   59,512
    Mitsui OSK Lines, Ltd.                                   26,000   86,738
    Mitsui Sugar Co., Ltd.                                    8,000   33,193
    Mitsui-Soko Co., Ltd.                                     2,000    7,935
#   Miura Co., Ltd.                                           1,700   48,290
    Miyazaki Bank, Ltd. (The)                                 7,000   21,386
    Mizuho Financial Group, Inc.                            241,140  472,299
    Mizuho Financial Group, Inc. ADR                         11,600   45,356
#   Mizuno Corp.                                              6,000   32,741
    Mochida Pharmaceutical Co., Ltd.                            400   28,185
    Modec, Inc.                                                 400    8,864
    MonotaRO Co., Ltd.                                        1,500   30,267

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Morinaga & Co., Ltd.                                    11,000 $ 24,246
    Morinaga Milk Industry Co., Ltd.                        14,000   52,259
    Morita Holdings Corp.                                    3,000   24,986
    Mory Industries, Inc.                                    2,000    7,543
    MOS Food Services, Inc.                                    700   13,951
#   Moshi Moshi Hotline, Inc.                                2,100   21,258
    MS&AD Insurance Group Holdings                           8,952  200,813
#   Murata Manufacturing Co., Ltd.                           2,800  233,419
#   Musashi Seimitsu Industry Co., Ltd.                      1,700   37,514
#   Nabtesco Corp.                                           2,600   56,130
    Nachi-Fujikoshi Corp.                                    9,000   55,662
    Nagase & Co., Ltd.                                       2,000   24,506
    Nakamuraya Co., Ltd.                                     1,000    3,889
    Nakanishi, Inc.                                          1,000   34,257
    Namco Bandai Holdings, Inc.                              4,300   92,902
    Nankai Electric Railway Co., Ltd.                       19,000   73,700
    Nanto Bank, Ltd. (The)                                   3,000   11,260
    Natori Co., Ltd.                                           500    5,407
    NEC Corp.                                               79,000  222,227
    NEC Networks & System Integration Corp.                  1,600   33,802
#   NET One Systems Co., Ltd.                                3,200   26,035
    Nexon Co., Ltd.                                          3,700   28,818
    NGK Insulators, Ltd.                                     6,000  113,466
    NGK Spark Plug Co., Ltd.                                 5,000  114,473
    NHK Spring Co., Ltd.                                     3,000   27,156
    Nichi-iko Pharmaceutical Co., Ltd.                       2,000   31,022
    Nichia Steel Works, Ltd.                                 1,000    2,592
    Nichias Corp.                                            4,000   27,094
    Nichicon Corp.                                           1,300    9,643
    Nichiha Corp.                                            2,000   23,042
    Nichii Gakkan Co.                                        3,100   27,343
    Nichirei Corp.                                           7,000   33,992
#   Nidec Corp.                                                800   45,228
#   Nidec Corp. ADR                                          5,600   79,016
    Nifco, Inc.                                              1,200   33,517
    Nihon Kohden Corp.                                         700   28,667
    Nihon M&A Center, Inc.                                     600   14,028
#   Nihon Nohyaku Co., Ltd.                                  4,000   49,843
    Nihon Parkerizing Co., Ltd.                              1,000   21,796
    Nihon Unisys, Ltd.                                       2,700   27,419
    Nihon Yamamura Glass Co., Ltd.                           3,000    4,994
    Nikkiso Co., Ltd.                                        3,000   33,624
#   Nikon Corp.                                             12,900  202,252
    Nippo Corp.                                              3,000   45,839
*   Nippon Chemi-Con Corp.                                   6,000   19,179
    Nippon Coke & Engineering Co., Ltd.                      3,500    4,080
    Nippon Denko Co., Ltd.                                   2,000    5,564
#   Nippon Densetsu Kogyo Co., Ltd.                          2,000   29,681
    Nippon Electric Glass Co., Ltd.                         15,000   73,379
    Nippon Flour Mills Co., Ltd.                             7,000   39,056
    Nippon Gas Co., Ltd.                                       900   14,906
    Nippon Kayaku Co., Ltd.                                  4,000   47,600

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Nippon Konpo Unyu Soko Co., Ltd.                          2,700 $ 45,622
    Nippon Light Metal Holdings Co., Ltd.                    33,000   46,532
    Nippon Meat Packers, Inc.                                 5,000   86,657
    Nippon Paint Co., Ltd.                                    6,000   92,828
#   Nippon Paper Industries Co., Ltd.                         4,900   89,551
    Nippon Road Co., Ltd. (The)                               5,000   25,454
*   Nippon Sheet Glass Co., Ltd.                             35,800   45,919
    Nippon Shinyaku Co., Ltd.                                 1,000   17,616
    Nippon Shokubai Co., Ltd.                                 5,000   57,691
    Nippon Signal Co., Ltd. (The)                             2,700   22,389
    Nippon Soda Co., Ltd.                                     8,000   44,448
    Nippon Steel & Sumikin Bussan Corp.                       8,000   28,263
    Nippon Steel & Sumitomo Metal Corp.                     146,800  385,150
*   Nippon Suisan Kaisha, Ltd.                                5,100   11,736
    Nippon Synthetic Chemical Industry Co., Ltd. (The)        4,000   26,651
    Nippon Telegraph & Telephone Corp.                        2,900  160,929
    Nippon Telegraph & Telephone Corp. ADR                    6,000  167,040
    Nippon Television Holdings, Inc.                          1,000   14,908
    Nippon Thompson Co., Ltd.                                 3,000   13,672
    Nippon Valqua Industries, Ltd.                            3,000    7,986
*   Nippon Yakin Kogyo Co., Ltd.                              2,000    5,563
#   Nippon Yusen K.K.                                        71,405  193,545
    Nishi-Nippon City Bank, Ltd. (The)                       32,000   72,787
    Nishimatsu Construction Co., Ltd.                        13,000   46,779
    Nishimatsuya Chain Co., Ltd.                              2,600   18,637
    Nishio Rent All Co., Ltd.                                   800   29,435
    Nissan Chemical Industries, Ltd.                          5,700   84,949
    Nissan Motor Co., Ltd.                                   52,400  452,138
    Nissan Shatai Co., Ltd.                                   4,000   60,939
*   Nissha Printing Co., Ltd.                                 2,300   29,980
#   Nisshin Oillio Group, Ltd. (The)                          2,000    6,696
#   Nisshin Seifun Group, Inc.                                8,800  102,384
    Nisshin Steel Co., Ltd.                                   3,700   38,001
    Nisshinbo Holdings, Inc.                                  5,000   42,836
    Nissin Foods Holdings Co., Ltd.                             900   43,080
    Nissin Kogyo Co., Ltd.                                    2,100   38,760
    Nitori Holdings Co., Ltd.                                   700   32,108
    Nitta Corp.                                                 800   16,434
*   Nitto Boseki Co., Ltd.                                    8,000   33,381
#   Nitto Denko Corp.                                         5,100  220,810
    Nitto Kogyo Corp.                                           700   14,513
    NKSJ Holdings, Inc.                                      11,200  279,427
    NOF Corp.                                                 6,000   41,612
    Nohmi Bosai, Ltd.                                         3,000   34,385
    NOK Corp.                                                 3,200   52,316
    Nomura Holdings, Inc.                                    48,300  279,699
    Nomura Holdings, Inc. ADR                                14,000   82,040
    Nomura Real Estate Holdings, Inc.                         2,400   44,842
    Nomura Research Institute, Ltd.                           2,200   63,794
#   Noritake Co., Ltd.                                       10,000   24,470
    Noritz Corp.                                              2,100   37,309
    North Pacific Bank, Ltd.                                 13,700   55,494

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    NSD Co., Ltd.                                            2,400 $ 29,671
    NSK, Ltd.                                                9,000   94,615
*   NTN Corp.                                               14,000   47,914
    NTT Data Corp.                                           2,500   96,589
    NTT DOCOMO, Inc.                                        20,400  325,391
    NTT DOCOMO, Inc. Sponsored ADR                           4,886   78,078
    NTT Urban Development Corp.                              2,300   20,230
    Obara Group, Inc.                                          800   30,053
#   Obayashi Corp.                                          15,000   96,853
    Odakyu Electric Railway Co., Ltd.                        8,000   70,234
    Ohara, Inc.                                                300    1,763
    Ohsho Food Service Corp.                                   600   22,175
#   Oiles Corp.                                              1,500   33,783
    Oita Bank, Ltd. (The)                                    6,000   21,845
    Oji Holdings Corp.                                      23,000   96,634
    Okabe Co., Ltd.                                          1,600   22,000
    Okamura Corp.                                            3,000   25,662
    Okinawa Cellular Telephone Co.                             700   17,877
    Okinawa Electric Power Co., Inc. (The)                     500   16,342
    OKUMA Corp.                                              2,000   17,119
    Okumura Corp.                                            7,000   31,982
    Okura Industrial Co., Ltd.                               2,000    5,732
*   Olympus Corp.                                            2,500   76,361
    Omron Corp.                                              3,500  123,950
    Onward Holdings Co., Ltd.                                4,000   26,904
    Osaka Gas Co., Ltd.                                     30,000  113,079
#   OSAKA Titanium Technologies Co., Ltd.                    1,700   34,916
    Osaki Electric Co., Ltd.                                 1,000    6,053
    OSG Corp.                                                1,100   17,730
    Otsuka Corp.                                               300   35,514
    Otsuka Holdings Co., Ltd.                                4,400  126,754
#*  Pacific Metals Co., Ltd.                                 7,000   32,560
    Paltac Corp.                                             2,000   24,705
    PanaHome Corp.                                           5,000   33,247
    Panasonic Corp.                                         19,700  214,731
    Panasonic Corp. Sponsored ADR                           24,160  264,310
    Paramount Bed Holdings Co., Ltd.                           800   24,145
    Parco Co., Ltd.                                            200    1,602
    Paris Miki Holdings, Inc.                                2,800   13,934
    Park24 Co., Ltd.                                         1,700   31,075
    Penta-Ocean Construction Co., Ltd.                       9,500   31,071
    Pigeon Corp.                                             1,400   62,679
    Pilot Corp.                                                500   21,016
    Piolax, Inc.                                               500   17,307
*   Pioneer Corp.                                           22,000   47,535
    Plenus Co., Ltd.                                         1,100   25,104
    Pola Orbis Holdings, Inc.                                  600   23,481
    Press Kogyo Co., Ltd.                                    6,000   22,005
    Pronexus, Inc.                                             600    4,088
#   Raito Kogyo Co., Ltd.                                    3,300   28,416
#   Rakuten, Inc.                                            5,300   68,771
    Relo Holdings, Inc.                                        600   32,901

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Rengo Co., Ltd.                                         12,000 $ 53,625
    Resona Holdings, Inc.                                   35,100  179,466
    Resorttrust, Inc.                                        2,200   34,518
    Ricoh Co., Ltd.                                         28,500  328,407
    Ricoh Leasing Co., Ltd.                                    600   15,661
    Riken Corp.                                              5,000   20,457
    Rinnai Corp.                                               800   66,671
    Riso Kagaku Corp.                                        1,400   34,535
    Rohto Pharmaceutical Co., Ltd.                           3,000   52,925
#   Round One Corp.                                          2,400   17,239
    Royal Holdings Co., Ltd.                                 1,800   26,255
    Ryobi, Ltd.                                              9,000   26,662
#   Ryohin Keikaku Co., Ltd.                                   725   81,478
    Ryosan Co., Ltd.                                         1,400   29,592
    Saibu Gas Co., Ltd.                                      5,000   12,536
#   Saizeriya Co., Ltd.                                      1,800   20,624
    Sakai Chemical Industry Co., Ltd.                        7,000   19,730
    Sakata Seed Corp.                                        1,800   25,145
    San-A Co., Ltd.                                          1,400   40,349
    San-Ai Oil Co., Ltd.                                     4,000   26,625
    Sangetsu Co., Ltd.                                       1,000   25,767
    Sankyo Co., Ltd.                                         1,000   39,991
    Sankyo Tateyama, Inc.                                    1,400   27,709
    Sankyu, Inc.                                             8,000   30,495
#   Sanrio Co., Ltd.                                           300    9,511
    Santen Pharmaceutical Co., Ltd.                            800   35,656
    Sanyo Chemical Industries, Ltd.                          2,000   12,251
    Sanyo Electric Railway Co., Ltd.                         7,000   32,282
    Sanyo Shokai, Ltd.                                       9,000   24,559
    Sanyo Special Steel Co., Ltd.                            3,000   11,701
    Sapporo Holdings, Ltd.                                  15,000   63,600
    Sawai Pharmaceutical Co., Ltd.                           1,000   61,888
    SBI Holdings, Inc.                                       7,900   90,344
    SCSK Corp.                                               1,743   46,105
    Secom Co., Ltd.                                          2,000  114,826
    Sega Sammy Holdings, Inc.                                3,600   72,566
    Seiko Epson Corp.                                        6,300  171,927
    Seiko Holdings Corp.                                     7,000   25,579
    Seino Holdings Co., Ltd.                                 2,000   19,767
    Seiren Co., Ltd.                                         1,800   15,124
    Sekisui Chemical Co., Ltd.                              19,000  192,550
    Sekisui House, Ltd.                                     29,200  350,505
    Sekisui Jushi Corp.                                      2,000   26,629
    Sekisui Plastics Co., Ltd.                               5,000   13,346
#   Senko Co., Ltd.                                          2,320   10,604
    Senshukai Co., Ltd.                                      1,600   13,613
    Seria Co., Ltd.                                            500   19,555
    Seven & I Holdings Co., Ltd.                             7,400  291,976
#*  Sharp Corp.                                             47,000  117,818
    Shiga Bank, Ltd. (The)                                  14,000   76,556
    Shikoku Bank, Ltd. (The)                                 6,000   12,102
#*  Shikoku Electric Power Co., Inc.                         5,600   65,548

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Shima Seiki Manufacturing, Ltd.                            300 $  5,007
    Shimachu Co., Ltd.                                         700   15,381
    Shimadzu Corp.                                          10,000   85,425
    Shimano, Inc.                                              600   59,977
    Shimizu Corp.                                           31,000  175,728
    Shin-Etsu Chemical Co., Ltd.                             5,900  346,106
    Shindengen Electric Manufacturing Co., Ltd.              1,000    4,085
    Shinko Electric Industries Co., Ltd.                     1,300    8,561
    Shinko Plantech Co., Ltd.                                2,900   21,832
    Shinmaywa Industries, Ltd.                               4,000   35,324
#   Shinsei Bank, Ltd.                                      40,000   77,985
    Shionogi & Co., Ltd.                                     4,600   80,631
    Ship Healthcare Holdings, Inc.                             500   17,051
    Shiroki Corp.                                            5,000    9,595
    Shiseido Co., Ltd.                                       5,900  105,409
    Shizuoka Bank, Ltd. (The)                               12,000  114,660
    Shizuoka Gas Co., Ltd.                                   3,000   18,052
    Showa Corp.                                              1,800   19,794
    Showa Denko K.K.                                        63,000   83,945
    Showa Sangyo Co., Ltd.                                   5,000   16,141
    Showa Shell Sekiyu K.K.                                  9,600   97,386
    Sinanen Co., Ltd.                                        4,000   15,187
    Sintokogio, Ltd.                                         4,000   28,744
    SKY Perfect JSAT Holdings, Inc.                          2,700   14,518
    SMC Corp.                                                  700  166,639
    Softbank Corp.                                          11,584  862,784
    Sojitz Corp.                                            62,600   98,709
#   Sony Corp.                                               9,100  159,756
    Sony Corp. Sponsored ADR                                14,427  254,492
    Sony Financial Holdings, Inc.                            3,200   51,312
    St Marc Holdings Co., Ltd.                                 600   28,436
    Stanley Electric Co., Ltd.                               1,900   42,112
    Star Micronics Co., Ltd.                                   700    8,642
    Starbucks Coffee Japan, Ltd.                             2,600   27,651
    Start Today Co., Ltd.                                    1,400   29,339
    Starzen Co., Ltd.                                        3,000    7,969
#   Sugi Holdings Co., Ltd.                                  1,200   53,975
#   Sumco Corp.                                              3,000   23,024
    Suminoe Textile Co., Ltd.                                5,000   15,137
    Sumitomo Bakelite Co., Ltd.                              9,000   34,276
    Sumitomo Chemical Co., Ltd.                             50,231  188,449
    Sumitomo Corp.                                           8,600  111,632
    Sumitomo Electric Industries, Ltd.                      18,300  253,294
    Sumitomo Forestry Co., Ltd.                              9,900  100,691
#   Sumitomo Heavy Industries, Ltd.                         31,000  131,902
    Sumitomo Metal Mining Co., Ltd.                         19,000  286,986
#*  Sumitomo Mitsui Construction Co., Ltd.                  25,800   26,577
    Sumitomo Mitsui Financial Group, Inc.                   19,400  766,888
    Sumitomo Mitsui Trust Holdings, Inc.                    43,000  177,190
    Sumitomo Osaka Cement Co., Ltd.                         11,000   43,748
    Sumitomo Realty & Development Co., Ltd.                  2,000   77,599
    Sumitomo Rubber Industries, Ltd.                         2,400   33,355

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Sumitomo Warehouse Co., Ltd. (The)                       3,000 $ 14,546
    Suruga Bank, Ltd.                                        4,000   68,616
    Suzuken Co., Ltd.                                        2,100   75,695
    Suzuki Motor Corp.                                       4,900  126,420
    Sysmex Corp.                                             2,800   88,765
    T Hasegawa Co., Ltd.                                     1,500   22,254
    T&D Holdings, Inc.                                      15,500  185,013
#   Tachi-S Co., Ltd.                                          400    6,257
    Tadano, Ltd.                                             4,000   56,559
    Taiheiyo Cement Corp.                                   24,000   84,189
    Taikisha, Ltd.                                           1,200   25,964
    Taisei Corp.                                            43,000  199,346
    Taiyo Holdings Co., Ltd.                                 1,000   30,224
#   Taiyo Nippon Sanso Corp.                                 9,000   71,737
#   Taiyo Yuden Co., Ltd.                                    4,800   59,349
#   Takara Holdings, Inc.                                    4,000   30,624
    Takara Standard Co., Ltd.                                5,000   35,713
#   Takasago International Corp.                             2,000    9,777
    Takasago Thermal Engineering Co., Ltd.                   3,000   29,331
    Takashimaya Co., Ltd.                                   13,000  123,165
    Takata Corp.                                             1,000   23,562
    Takeda Pharmaceutical Co., Ltd.                         10,600  476,789
    Tamron Co., Ltd.                                         1,000   25,013
    Tayca Corp.                                              3,000    8,256
    TDK Corp.                                                4,100  174,830
    TDK Corp. Sponsored ADR                                  1,200   51,168
    Teijin, Ltd.                                            43,000  105,696
    Terumo Corp.                                             3,400   67,475
    THK Co., Ltd.                                            3,800   80,319
    Toa Corp.                                               13,000   24,455
    Toagosei Co., Ltd.                                       7,000   29,291
    TOC Co., Ltd.                                            2,800   19,046
    Tochigi Bank, Ltd. (The)                                 5,000   19,491
    Toda Corp.                                              11,000   38,551
    Toei Co., Ltd.                                           5,000   27,992
    Toho Bank, Ltd. (The)                                    6,000   20,096
    Toho Co., Ltd.                                           1,000    3,599
#   Toho Gas Co., Ltd.                                       7,000   34,346
    Toho Holdings Co., Ltd.                                  2,900   58,459
    Toho Zinc Co., Ltd.                                      5,000   15,908
    Tohoku Electric Power Co., Inc.                          5,100   48,536
    Tokai Carbon Co., Ltd.                                   8,000   25,666
    Tokai Rika Co., Ltd.                                     2,800   48,662
    Token Corp.                                                120    5,327
    Tokio Marine Holdings, Inc.                             15,400  453,775
    Tokushu Tokai Paper Co., Ltd.                            4,000    8,818
    Tokuyama Corp.                                          18,000   52,203
    Tokyo Dome Corp.                                         8,000   35,827
*   Tokyo Electric Power Co., Inc.                           5,300   20,046
    Tokyo Electron, Ltd.                                     3,400  193,378
    Tokyo Energy & Systems, Inc.                             2,000   10,428
    Tokyo Gas Co., Ltd.                                     28,000  146,704

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
JAPAN -- (Continued)
    Tokyo Seimitsu Co., Ltd.                                 2,100 $   35,389
    Tokyo Steel Manufacturing Co., Ltd.                        400      1,956
    Tokyo Tatemono Co., Ltd.                                16,000    127,597
    Tokyo Tomin Bank, Ltd. (The)                               500      5,188
    Tokyu Fudosan Holdings Corp.                            14,000    101,779
    TOMONY Holdings, Inc.                                    4,800     20,411
    Tomy Co., Ltd.                                           7,000     33,217
    Tonami Holdings Co., Ltd.                                3,000      5,465
#   TonenGeneral Sekiyu K.K.                                 6,000     56,675
    Topcon Corp.                                             2,700     47,087
    Toppan Forms Co., Ltd.                                   1,300     11,945
#   Toppan Printing Co., Ltd.                               24,000    164,828
    Topre Corp.                                              2,800     28,333
    Topy Industries, Ltd.                                    8,000     13,546
    Toray Industries, Inc.                                  34,000    221,910
#   Toshiba Corp.                                           52,000    203,677
    Toshiba Machine Co., Ltd.                                8,000     35,929
    Toshiba Plant Systems & Services Corp.                   2,000     29,425
    Toshiba TEC Corp.                                        2,000     13,029
    Tosoh Corp.                                             23,000     87,766
    Totetsu Kogyo Co., Ltd.                                  1,300     26,397
    TOTO, Ltd.                                               8,000    113,163
    Towa Pharmaceutical Co., Ltd.                              200      8,545
    Toyo Ink SC Holdings Co., Ltd.                           9,000     36,714
    Toyo Kanetsu K.K.                                        8,000     19,044
    Toyo Seikan Group Holdings, Ltd.                         6,600     98,154
    Toyo Tire & Rubber Co., Ltd.                            12,000     89,482
    Toyobo Co., Ltd.                                        40,000     64,594
    Toyoda Gosei Co., Ltd.                                   3,600     66,333
#   Toyota Boshoku Corp.                                     1,900     19,641
    Toyota Motor Corp.                                      19,755  1,067,326
    Toyota Motor Corp. Sponsored ADR                        11,495  1,246,288
    Toyota Tsusho Corp.                                      3,700     97,455
    Transcosmos, Inc.                                        1,400     26,100
    Trusco Nakayama Corp.                                      400      9,015
    TS Tech Co., Ltd.                                        1,900     50,673
    Tsubakimoto Chain Co.                                    7,000     49,958
#   Tsugami Corp.                                            1,000      5,682
    Tsukuba Bank, Ltd.                                       5,900     21,289
#   Tsumura & Co.                                            1,500     35,654
    Tsuruha Holdings, Inc.                                     600     60,388
    UACJ Corp.                                               8,000     31,645
    Ube Industries, Ltd.                                    49,000     83,017
*   Ulvac, Inc.                                              4,200     79,599
    Unicharm Corp.                                           1,800     97,610
    Unipres Corp.                                            1,300     25,117
    United Arrows, Ltd.                                        700     27,075
*   Universal Entertainment Corp.                              500      8,886
    UNY Group Holdings Co., Ltd.                             6,200     40,012
    Ushio, Inc.                                              2,700     35,266
    USS Co., Ltd.                                            2,200     32,068
    Valor Co., Ltd.                                          1,200     15,553

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
JAPAN -- (Continued)
    Vital KSK Holdings, Inc.                                 1,000 $     7,081
    Wacoal Holdings Corp.                                    3,000      29,593
    Wacom Co., Ltd.                                          4,400      28,776
    Wakita & Co., Ltd.                                       2,800      31,782
    WATAMI Co., Ltd.                                         1,700      24,758
    West Japan Railway Co.                                   2,600     105,438
    Xebio Co., Ltd.                                          1,700      31,440
    Yachiyo Bank, Ltd. (The)                                   400      10,813
#   Yahoo Japan Corp.                                       10,000      43,685
    Yaizu Suisankagaku Industry Co., Ltd.                      200       1,867
    Yakult Honsha Co., Ltd.                                  1,300      70,265
#   Yamada Denki Co., Ltd.                                  49,400     182,507
#   Yamagata Bank, Ltd. (The)                               10,000      42,802
    Yamaguchi Financial Group, Inc.                          6,000      55,331
    Yamaha Corp.                                             8,500     113,889
    Yamaha Motor Co., Ltd.                                   5,200      80,271
    Yamanashi Chuo Bank, Ltd. (The)                          9,000      38,996
    Yamato Holdings Co., Ltd.                                4,700      96,717
    Yamato Kogyo Co., Ltd.                                     900      25,954
    Yamazaki Baking Co., Ltd.                                2,000      24,437
    Yamazen Corp.                                            3,900      25,195
#   Yaskawa Electric Corp.                                   5,200      58,633
    Yasuda Warehouse Co., Ltd. (The)                         1,500      15,516
    Yellow Hat, Ltd.                                           400       7,669
    Yokogawa Bridge Holdings Corp.                           2,300      30,498
    Yokogawa Electric Corp.                                  5,400      73,827
    Yokohama Reito Co., Ltd.                                 3,900      31,570
    Yokohama Rubber Co., Ltd. (The)                          6,000      53,592
    Yondenko Corp.                                           2,000       7,105
    Yorozu Corp.                                               600      11,215
    Yuasa Trading Co., Ltd.                                 15,000      28,541
#   Zensho Holdings Co., Ltd.                                3,500      35,382
    Zeon Corp.                                               9,000      83,685
    ZERIA Pharmaceutical Co., Ltd.                           1,100      23,062
                                                                   -----------
TOTAL JAPAN                                                         55,312,977
                                                                   -----------
NETHERLANDS -- (2.7%)
    Aalberts Industries NV                                   3,416     113,793
    Aegon NV                                                95,341     873,935
    Akzo Nobel NV                                            6,251     481,715
    Amsterdam Commodities NV                                 1,121      27,861
*   APERAM                                                   2,305      59,973
    Arcadis NV                                                 907      32,237
#   ArcelorMittal(B295F26)                                  40,556     659,035
    ArcelorMittal(B03XPL1)                                  12,432     202,160
    ASM International NV                                     2,193      95,973
#   ASML Holding NV(B929F46)                                 1,373     112,049
    ASML Holding NV(B908F01)                                 1,642     133,642
    BinckBank NV                                             2,442      27,592
    Brunel International NV                                    532      36,038
    Corbion NV                                               1,390      32,238
    Delta Lloyd NV                                           8,127     213,886

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
NETHERLANDS -- (Continued)
    Fugro NV                                                 1,775 $  117,620
*   Galapagos NV                                             2,035     44,043
#   Gemalto NV                                               2,308    258,047
*   Grontmij                                                 4,628     24,763
#   Heijmans NV                                              1,353     24,273
#   Heineken NV                                              1,465    101,755
    Hunter Douglas NV                                          235     11,803
*   ING Groep NV                                             5,671     81,066
#*  ING Groep NV Sponsored ADR                              56,475    807,592
    Kendrion NV                                                337     11,479
    Koninklijke Ahold NV                                    20,925    404,524
#   Koninklijke BAM Groep NV                                12,170     65,988
    Koninklijke Boskalis Westminster NV                      3,144    178,191
    Koninklijke DSM NV                                       4,847    348,052
*   Koninklijke KPN NV                                      91,541    325,233
    Koninklijke Philips NV(500472303)                       11,642    372,078
    Koninklijke Philips NV(5986622)                         16,162    517,396
    Koninklijke Ten Cate NV                                  1,115     33,220
#   Koninklijke Vopak NV                                     2,786    138,913
    Nutreco NV                                               2,038     94,875
*   PostNL NV                                               19,131     84,087
    Randstad Holding NV                                      3,983    232,765
#   Reed Elsevier NV                                        12,206    249,135
    Reed Elsevier NV Sponsored ADR                           2,642    111,070
#*  Royal Imtech NV                                          9,793     19,093
*   SBM Offshore NV                                          6,909    126,464
    Sligro Food Group NV                                       404     16,909
    Telegraaf Media Groep NV                                   581      5,458
    TKH Group NV                                             1,133     39,486
    TNT Express NV                                           3,969     35,767
#*  TomTom NV                                                2,056     14,578
    Unilever NV(904784709)                                   3,158    135,226
#   Unilever NV(B12T3J1)                                     4,559    195,495
    USG People NV                                            1,366     23,634
#   Wolters Kluwer NV                                        8,657    241,322
#   Ziggo NV                                                   518     22,493
                                                                   ----------
TOTAL NETHERLANDS                                                   8,616,020
                                                                   ----------
NEW ZEALAND -- (0.3%)
    Auckland International Airport, Ltd.                    28,733     98,410
    Chorus, Ltd. ADR                                           880      6,574
    Contact Energy, Ltd.                                     8,055     39,566
    Ebos Group, Ltd.                                         2,665     21,604
    Fisher & Paykel Healthcare Corp., Ltd.                  13,276     46,797
    Fletcher Building, Ltd.(6341606)                         9,511     80,875
    Fletcher Building, Ltd.(6341617)                         1,711     14,470
    Freightways, Ltd.                                        2,616     11,286
    Infratil, Ltd.                                          20,130     39,951
    Kathmandu Holdings, Ltd.                                 8,976     28,225
    Mainfreight, Ltd.                                        3,098     35,803
    Metlifecare, Ltd.                                        2,076      7,368
    New Zealand Refining Co., Ltd. (The)                     7,267     11,777

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
NEW ZEALAND -- (Continued)
    Nuplex Industries, Ltd.                                  5,854 $ 17,690
    Port of Tauranga, Ltd.                                   1,623   20,154
    Ryman Healthcare, Ltd.                                  12,632   94,363
    Sky Network Television, Ltd.                             6,556   37,840
    SKYCITY Entertainment Group, Ltd.                       10,107   36,906
    Telecom Corp. of New Zealand, Ltd.                      48,004  114,680
    TrustPower, Ltd.                                         3,375   19,495
#*  Xero, Ltd.                                               2,290   63,003
                                                                   --------
TOTAL NEW ZEALAND                                                   846,837
                                                                   --------
NORWAY -- (1.0%)
#   Aker ASA Class A                                           951   32,213
    Aker Solutions ASA                                       1,944   31,148
*   Archer, Ltd.                                            14,654   19,988
#   Atea ASA                                                 2,131   24,494
    Austevoll Seafood ASA                                    5,066   32,816
    Bakkafrost P/F                                             962   15,065
    BW Offshore, Ltd.                                       28,042   36,672
    Cermaq ASA                                                 800    9,456
#*  Det Norske Oljeselskap ASA                               2,204   24,102
#   DNB ASA                                                 16,256  288,146
*   DNO International ASA                                   28,000   97,244
*   DOF ASA                                                  1,800    8,279
*   Dolphin Group A.S.                                      13,567   13,228
    Ekornes ASA                                                454    7,184
    Farstad Shipping ASA                                       124    2,554
    Fred Olsen Energy ASA                                      869   27,720
#   Gjensidige Forsikring ASA                                3,533   65,200
    Golar LNG, Ltd.                                            568   25,106
    Golden Ocean Group, Ltd.                                14,618   25,923
*   Hoegh LNG Holdings, Ltd.                                 1,560   15,236
*   Kongsberg Automotive Holding ASA                        23,789   23,915
#   Kongsberg Gruppen A.S.                                   1,943   45,609
    Kvaerner ASA                                             5,584   11,185
    Leroy Seafood Group ASA                                    940   33,293
    Marine Harvest ASA                                       6,719   82,411
#*  Nordic Semiconductor ASA                                 8,606   48,284
#   Norsk Hydro ASA                                         56,360  302,270
*   Norske Skogindustrier ASA                                2,500    1,895
#*  Norwegian Air Shuttle A.S.                               1,098   43,713
    Opera Software ASA                                       2,172   28,075
#   Orkla ASA                                               11,091   91,729
#   Petroleum Geo-Services ASA                               3,107   37,513
    Prosafe SE                                               4,546   40,068
#*  REC Silicon ASA                                         77,614   43,413
#   Schibsted ASA                                            1,585   91,202
    Seadrill, Ltd.                                           2,157   75,475
*   Songa Offshore                                           6,531    2,686
    SpareBank 1 SMN                                          2,099   18,641
#   SpareBank 1 SR Bank ASA                                  6,486   62,908
    Statoil ASA                                              9,629  293,544
    Statoil ASA Sponsored ADR                                5,319  162,070

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
NORWAY -- (Continued)
    Stolt-Nielsen, Ltd.                                       1,153 $   31,174
*   Storebrand ASA                                           14,674     82,371
    Subsea 7 SA                                               7,231    144,795
    Telenor ASA                                              10,673    250,784
#   TGS Nopec Geophysical Co. ASA                             1,810     62,435
#   Tomra Systems ASA                                         1,800     16,749
#   Veidekke ASA                                              1,400     15,020
#   Wilh Wilhelmsen ASA                                       3,408     32,987
#   Wilh Wilhelmsen Holding ASA Class A                          88      2,792
#   Yara International ASA                                    3,434    162,330
                                                                    ----------
TOTAL NORWAY                                                         3,143,110
                                                                    ----------
PORTUGAL -- (0.2%)
    Altri SGPS SA                                             8,166     27,751
#*  Banco Comercial Portugues SA                            105,752     32,137
#*  Banco Espirito Santo SA                                  18,689     33,127
    EDP - Energias de Portugal SA                            35,755    173,686
*   EDP Renovaveis SA                                         6,176     42,353
    Galp Energia SGPS SA                                      3,295     57,109
    Jeronimo Martins SGPS SA                                  1,895     33,142
    Portucel SA                                              11,580     54,907
    Portugal Telecom SGPS SA                                 23,776     98,781
#   Portugal Telecom SGPS SA Sponsored ADR                    2,200      9,130
#   REN - Redes Energeticas Nacionais SGPS SA                13,627     51,250
    Semapa-Sociedade de Investimento e Gestao                 2,982     44,702
    Sonae                                                    30,547     57,467
    ZON Optimus SGPS SA                                      10,831     78,359
                                                                    ----------
TOTAL PORTUGAL                                                         793,901
                                                                    ----------
SINGAPORE -- (1.1%)
    Banyan Tree Holdings, Ltd.                               47,000     23,662
#   Biosensors International Group, Ltd.                     28,000     21,266
    Bukit Sembawang Estates, Ltd.                             2,000      9,326
    Bund Center Investment, Ltd.                             21,000      3,438
    CapitaLand, Ltd.                                         59,000    150,997
    Chip Eng Seng Corp., Ltd.                                45,000     27,502
    City Developments, Ltd.                                  15,000    129,960
    ComfortDelGro Corp., Ltd.                                17,000     28,829
#   Cosco Corp. Singapore, Ltd.                              21,000     12,094
    CSE Global, Ltd.                                         38,000     18,046
    DBS Group Holdings, Ltd.                                 25,000    338,679
    Ezion Holdings, Ltd.                                     29,000     52,718
    Ezra Holdings, Ltd.                                      23,000     19,319
    First Resources, Ltd.                                    17,000     34,913
    Global Logistic Properties, Ltd.                         29,000     66,094
    GMG Global, Ltd.                                        304,000     21,834
    Goodpack, Ltd.                                           11,000     21,073
    Great Eastern Holdings, Ltd.                              2,000     30,346
    GuocoLand, Ltd.                                          17,666     30,057
#   GuocoLeisure, Ltd.                                       43,000     33,158
    Ho Bee Land, Ltd.                                        17,000     31,113
    Hongkong Land Holdings, Ltd.                              6,000     42,051

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
SINGAPORE -- (Continued)
    Hutchison Port Holdings Trust                           130,000 $   88,472
    Hyflux, Ltd.                                             26,000     24,894
    Indofood Agri Resources, Ltd.                            18,000     15,329
    Jardine Cycle & Carriage, Ltd.                            2,000     74,992
    Jaya Holdings, Ltd.                                      34,000     21,625
    K1 Ventures, Ltd.                                        21,000      3,307
    Keppel Corp., Ltd.                                       16,400    137,990
    Keppel Infrastructure Trust                                 800        670
    Keppel Land, Ltd.                                        36,000     99,592
    Keppel Telecommunications & Transportation, Ltd.          3,000      4,277
#*  Linc Energy, Ltd.                                        14,004     13,180
    M1, Ltd.                                                 11,000     29,556
    Midas Holdings, Ltd.                                     71,000     26,691
    Noble Group, Ltd.                                       116,000    119,443
    NSL, Ltd.                                                 2,000      2,514
    Olam International, Ltd.                                 70,000    124,909
    OSIM International, Ltd.                                  9,000     20,852
    OUE Hospitality Trust                                     2,167      1,504
    OUE, Ltd.                                                13,000     23,570
#   Oversea-Chinese Banking Corp., Ltd.                      26,000    200,517
    Petra Foods, Ltd.                                         4,000     11,332
*   Raffles Education Corp., Ltd.                             5,310      1,252
    Raffles Medical Group, Ltd.                               8,000     23,180
    SATS, Ltd.                                               19,460     49,264
    SembCorp Industries, Ltd.                                10,000     42,931
#   SembCorp Marine, Ltd.                                     7,000     22,766
    Sinarmas Land, Ltd.                                      66,000     28,008
    Singapore Airlines, Ltd.                                 15,000    124,356
    Singapore Exchange, Ltd.                                  6,000     33,182
#   Singapore Press Holdings, Ltd.                           26,000     86,943
    Singapore Technologies Engineering, Ltd.                 28,000     85,522
    Singapore Telecommunications, Ltd.                      109,000    333,880
    Stamford Land Corp., Ltd.                                32,000     15,202
    StarHub, Ltd.                                             8,000     26,538
    Super Group, Ltd.                                         9,000     25,179
    Tat Hong Holdings, Ltd.                                  24,000     15,529
    Triyards holdings, Ltd.                                   2,300      1,167
    United Engineers, Ltd.                                    6,000     10,343
    United Industrial Corp., Ltd.                            40,000    106,971
    United Overseas Bank, Ltd.                               14,000    243,672
    UOB-Kay Hian Holdings, Ltd.                              11,000     14,785
    UOL Group, Ltd.                                          14,000     71,879
*   Vard Holdings, Ltd.                                      23,000     17,769
    Venture Corp., Ltd.                                       8,000     49,001
    Wilmar International, Ltd.                               17,000     46,203
    Wing Tai Holdings, Ltd.                                  13,510     21,608
    Yongnam Holdings, Ltd.                                  113,000     21,701
                                                                    ----------
TOTAL SINGAPORE                                                      3,710,522
                                                                    ----------
SPAIN -- (2.7%)
    Abengoa SA(BLM7FQ6)                                          44        245
    Abengoa SA(BLM7FS8)                                         212        944

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
SPAIN -- (Continued)
    Abengoa SA(7174823)                                       1,749 $  9,731
    Abengoa SA Class B                                        6,996   31,148
    Abertis Infraestructuras SA                               6,038  135,913
    Acciona SA                                                1,551  126,167
#   Acerinox SA                                               4,201   73,462
    ACS Actividades de Construccion y Servicios SA            3,794  162,834
    Adveo Group International SA                                562   13,379
    Almirall SA                                               2,303   38,573
    Amadeus IT Holding SA Class A                             9,085  377,850
*   Atresmedia Corp de Medios de Comunicaion SA               2,220   31,944
    Banco Bilbao Vizcaya Argentaria SA                       36,407  448,454
#   Banco Bilbao Vizcaya Argentaria SA Sponsored ADR         26,934  332,638
    Banco de Sabadell SA                                     91,157  310,141
    Banco Popular Espanol SA                                 67,412  496,755
    Banco Santander SA                                      100,123  995,789
#   Banco Santander SA Sponsored ADR                         40,590  404,276
*   Bankia SA                                                81,713  166,909
    Bankinter SA                                             12,462   95,415
*   Baron de Ley                                                128   13,467
    Bolsas y Mercados Espanoles SA                            1,646   71,709
#   CaixaBank SA                                             32,305  196,890
*   Caja de Ahorros del Mediterraneo                            233       --
*   Cementos Portland Valderrivas SA                            155    1,586
    Cie Automotive SA                                         2,547   32,437
    Construcciones y Auxiliar de Ferrocarriles SA                77   36,881
*   Deoleo SA                                                55,083   30,205
    Distribuidora Internacional de Alimentacion SA            7,854   70,258
    Ebro Foods SA                                             1,132   26,084
    Enagas SA                                                 6,501  200,288
    Ence Energia y Celulosa SA                               10,765   31,706
    Faes Farma SA                                             7,879   24,412
    Ferrovial SA                                              7,855  174,604
*   Fomento de Construcciones y Contratas SA                    737   16,257
*   Gamesa Corp. Tecnologica SA                               4,824   47,950
    Gas Natural SDG SA                                        7,972  228,597
    Grifols SA                                                1,691   90,397
    Grupo Catalana Occidente SA                               1,384   54,153
    Iberdrola SA                                             86,693  605,597
    Inditex SA                                                1,817  272,999
    Indra Sistemas SA                                         4,097   76,950
*   Jazztel P.L.C.                                            6,108   93,807
    Mapfre SA                                                26,245  110,688
*   Mediaset Espana Comunicacion SA                           3,538   39,259
    Melia Hotels International SA                             3,189   40,341
*   NH Hoteles SA                                             1,077    6,881
    Obrascon Huarte Lain SA                                     709   32,870
*   Pescanova SA                                              1,279       --
*   Promotora de Informaciones SA Class A                     4,718    2,635
    Prosegur Cia de Seguridad SA                              7,096   47,515
*   Realia Business SA                                        8,376   15,485
    Red Electrica Corp. SA                                    2,364  194,595
    Repsol SA                                                10,039  270,290

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
SPAIN -- (Continued)
    Repsol SA Sponsored ADR                                  4,469 $  120,395
*   Sacyr SA                                                10,782     71,015
    Tecnicas Reunidas SA                                     1,107     66,679
#   Telefonica SA                                           31,309    525,431
#   Telefonica SA Sponsored ADR                             16,998    284,716
    Tubacex SA                                               5,015     24,594
    Tubos Reunidos SA                                        1,662      5,149
    Vidrala SA                                                 235     12,438
    Viscofan SA                                                472     24,596
*   Vocento SA                                                 844      2,719
    Zardoya Otis SA                                          5,264     92,343
                                                                   ----------
TOTAL SPAIN                                                         8,640,435
                                                                   ----------
SWEDEN -- (3.2%)
    AarhusKarlshamn AB                                       1,087     72,789
    AddTech AB Class B                                         993     15,223
    AF AB Class B                                            1,585     57,562
#   Alfa Laval AB                                            3,800    101,245
    Assa Abloy AB Class B                                    7,003    371,681
#   Atlas Copco AB Class A                                   7,378    214,573
#   Atlas Copco AB Class B                                   6,697    182,663
    Atrium Ljungberg AB Class B                              2,034     32,252
#   Avanza Bank Holding AB                                     683     25,642
    Axfood AB                                                  691     36,822
#   Axis Communications AB                                   2,030     60,531
    B&B Tools AB Class B                                     1,109     20,350
#   Beijer AB G&L Class B                                      522     10,618
    Betsson AB                                                 655     23,946
    Bilia AB Class A                                           992     32,938
    BillerudKorsnas AB                                       2,884     42,148
*   Bjoern Borg AB(B8ZRVS6)                                    385         88
    Bjoern Borg AB(BLP5VH0)                                    385      1,491
#   Boliden AB                                              18,626    284,462
    Byggmax Group AB                                         3,589     30,070
    Castellum AB                                             6,807    116,078
*   Cloetta AB Class B                                       3,332     11,007
#   Concentric AB                                            1,936     27,392
    Duni AB                                                  2,923     48,825
    Electrolux AB Series B                                   7,766    215,862
#   Elekta AB Class B                                        6,513     90,893
*   Eniro AB                                                 3,508     28,069
    Fabege AB                                                4,911     68,989
    Getinge AB Class B                                       5,318    155,864
#   Haldex AB                                                3,031     38,879
    Hennes & Mauritz AB Class B                             10,170    416,288
    Hexagon AB Class B                                       7,915    253,404
    Hexpol AB                                                  792     75,041
    Holmen AB Class B                                        3,136    110,836
    Hufvudstaden AB Class A                                    111      1,627
    Husqvarna AB Class A                                     3,992     33,040
    Husqvarna AB Class B                                    16,439    137,259
    ICA Gruppen AB                                           2,443     82,173

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
SWEDEN -- (Continued)
    Industrial & Financial Systems Class B                   1,168 $ 33,506
#   Indutrade AB                                               778   33,856
#   Intrum Justitia AB                                       2,642   76,595
#   JM AB                                                    3,050  103,639
#   Kungsleden AB                                            6,798   55,526
    Lagercrantz AB Class B                                     480    9,668
*   Lindab International AB                                  2,338   29,147
    Loomis AB Class B                                        1,238   33,769
*   Lundin Petroleum AB                                      5,902  126,694
    Meda AB Class A                                         10,931  196,484
#*  Medivir AB Class B                                       1,257   22,313
    Mekonomen AB                                               225    6,037
*   Micronic Mydata AB                                      11,440   32,520
    Millicom International Cellular SA                       1,197  118,641
    Modern Times Group AB Class B                              701   31,277
    NCC AB Class B                                           2,998  105,036
    New Wave Group AB Class B                                  752    5,115
    Nibe Industrier AB Class B                               2,559   71,852
    Nobia AB                                                 5,022   45,714
#   Nolato AB Class B                                        1,124   25,665
    Nordea Bank AB                                          41,814  605,910
#   Nordnet AB Class B                                       6,239   30,706
#*  PA Resources AB                                              3        3
    Peab AB                                                  6,816   52,775
#   Ratos AB Class B                                         6,988   71,289
*   Rezidor Hotel Group AB                                   5,832   36,142
    Saab AB Class B                                          2,845   87,421
    Sandvik AB                                              35,848  509,469
#*  SAS AB                                                   6,947   14,940
    Scania AB Class B                                        5,496  167,443
    Securitas AB Class B                                    14,122  170,716
    Skandinaviska Enskilda Banken AB Class A                36,986  510,885
    Skanska AB Class B                                       7,619  174,927
    SKF AB Class B                                           4,436  115,194
    SkiStar AB                                               1,243   16,411
#*  SSAB AB Class A                                          5,418   47,303
#*  SSAB AB Class B                                          3,943   29,830
    Svenska Cellulosa AB Class A                             1,455   40,690
    Svenska Cellulosa AB Class B                            15,984  449,359
    Svenska Handelsbanken AB Class A                         9,663  486,048
    Svenska Handelsbanken AB Class B                           619   30,221
    Swedbank AB Class A                                     12,662  338,859
    Swedish Match AB                                         3,885  133,282
*   Swedish Orphan Biovitrum AB                              3,893   42,809
    Systemair AB                                               348    5,671
    Tele2 AB Class B                                         5,528   70,643
    Telefonaktiebolaget LM Ericsson Class A                  2,994   34,512
    Telefonaktiebolaget LM Ericsson Class B                 31,501  379,853
    Telefonaktiebolaget LM Ericsson Sponsored ADR           20,310  243,517
    TeliaSonera AB                                          30,311  220,635
#   Trelleborg AB Class B                                    5,715  122,281
    Unibet Group P.L.C.                                      1,240   66,799

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
SWEDEN -- (Continued)
    Volvo AB Class A                                         5,553 $    89,404
    Volvo AB Class B                                        18,126     287,010
#   Wallenstam AB Class B                                    3,723      61,112
#   Wihlborgs Fastigheter AB                                 2,227      42,936
                                                                   -----------
TOTAL SWEDEN                                                        10,478,679
                                                                   -----------
SWITZERLAND -- (6.5%)
    ABB, Ltd.                                               30,839     742,482
#   ABB, Ltd. Sponsored ADR                                 16,629     397,766
    Adecco SA                                                4,752     398,940
    AFG Arbonia-Forster Holding AG                             960      32,003
    Allreal Holding AG                                         448      63,177
    Alpiq Holding AG                                            48       5,890
    ams AG                                                     411      61,967
    Autoneum Holding AG                                        181      38,399
    Baloise Holding AG                                       1,246     151,730
    Bank Coop AG                                               211      10,318
    Banque Cantonale Vaudoise                                   96      56,984
    Barry Callebaut AG                                          48      65,234
#   Basler Kantonalbank                                        208      17,980
    Belimo Holding AG                                            4      11,267
    Berner Kantonalbank AG                                     157      38,517
*   Bobst Group SA                                             718      36,545
    Bossard Holding AG Class A                                 136      18,733
    Bucher Industries AG                                       223      72,637
    Burckhardt Compression Holding AG                           65      33,691
    Burkhalter Holding AG                                      229      21,606
*   Charles Voegele Holding AG                                 527       8,677
    Cie Financiere Richemont SA                              6,065     617,053
    Clariant AG                                              8,352     164,701
    Conzzeta AG                                                 18      71,218
    Credit Suisse Group AG                                  21,840     692,385
    Credit Suisse Group AG Sponsored ADR                    21,939     694,808
    Daetwyler Holding AG                                       429      67,831
#   DKSH Holding AG                                            269      22,199
*   Dufry AG                                                   907     150,105
    Emmi AG                                                     73      26,786
    EMS-Chemie Holding AG                                      188      73,357
    Energiedienst Holding AG                                   195       7,066
    Flughafen Zuerich AG                                       107      67,504
#   Galenica AG                                                117     119,139
    Gategroup Holding AG                                       959      29,881
    Geberit AG                                                 967     322,968
    Givaudan SA                                                176     277,759
    Helvetia Holding AG                                        199      99,191
    Holcim, Ltd.                                             8,206     752,625
    Huber & Suhner AG                                          684      37,625
    Implenia AG                                                638      46,783
    Inficon Holding AG                                         107      38,324
    Intershop Holdings AG                                       64      24,737
    Kudelski SA                                              2,490      42,943
    Kuehne + Nagel International AG                            651      89,018

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
SWITZERLAND -- (Continued)
    Kuoni Reisen Holding AG                                    123 $   54,318
    Liechtensteinische Landesbank AG                           694     34,354
    Lindt & Spruengli AG                                         1     58,338
    Logitech International SA                                7,268     98,574
    Lonza Group AG                                           1,751    183,261
    Luzerner Kantonalbank AG                                   100     41,152
    Metall Zug AG                                                5     15,077
#*  Meyer Burger Technology AG                               3,607     44,596
    Mobimo Holding AG                                          288     61,899
    Nestle SA                                               26,495  2,047,647
    Nobel Biocare Holding AG                                 2,549     35,556
    Novartis AG                                             10,302    895,579
    Novartis AG ADR                                         20,867  1,814,177
    OC Oerlikon Corp. AG                                       640     10,195
*   Orascom Development Holding AG                             654     10,187
    Orior AG                                                   397     25,653
    Panalpina Welttransport Holding AG                         290     45,540
    Partners Group Holding AG                                  182     49,835
    Phoenix Mecano AG                                           30     19,303
    PubliGroupe AG                                              32      6,411
    Rieter Holding AG                                          198     44,772
    Roche Holding AG(7108918)                                  359    104,799
    Roche Holding AG(7110388)                                9,498  2,786,201
    Schindler Holding AG                                       292     44,571
    Schweiter Technologies AG                                   15     11,171
    Schweizerische National-Versicherungs-Gesellschaft AG      589     40,818
    SGS SA                                                      68    169,871
    Sika AG                                                     73    295,372
    Sonova Holding AG                                        1,312    189,538
    St Galler Kantonalbank AG                                   77     33,073
    Straumann Holding AG                                       258     57,253
    Sulzer AG                                                  951    146,742
    Swatch Group AG (The)(7184736)                             689     83,135
    Swatch Group AG (The)(7184725)                             716    460,417
    Swiss Life Holding AG                                      969    238,738
    Swiss Re AG                                             10,458    914,459
    Swisscom AG                                                555    337,650
*   Swisslog Holding AG                                      3,346      3,847
    Swissquote Group Holding SA                                501     19,749
    Syngenta AG                                                610    241,555
    Syngenta AG ADR                                          1,500    117,825
    Tecan Group AG                                             432     54,029
    Temenos Group AG                                         1,495     53,603
    U-Blox AG                                                  336     41,137
    UBS AG(B18YFJ4)                                         29,907    625,471
    UBS AG(H89231338)                                       25,956    542,740
    Valiant Holding AG                                         340     37,644
    Valora Holding AG                                           40     11,311
    Verwaltungs- und Privat-Bank AG                             66      6,580
    Vetropack Holding AG                                         6     11,558
#*  Von Roll Holding AG                                      4,126      8,018
#   Vontobel Holding AG                                        879     34,453

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
SWITZERLAND -- (Continued)
*   Walter Meier AG                                            300 $    16,206
    WM Technologie, Ltd.                                       300       7,158
    Zehnder Group AG                                           480      20,932
    Zug Estates Holding AG                                       5       6,730
    Zuger Kantonalbank AG                                        2      10,818
    Zurich Insurance Group AG                                3,698   1,060,434
                                                                   -----------
TOTAL SWITZERLAND                                                   21,262,579
                                                                   -----------
UNITED KINGDOM -- (17.4%)
    A.G. Barr P.L.C.                                         1,821      19,027
    Aberdeen Asset Management P.L.C.                        62,354     461,197
    Admiral Group P.L.C.                                     6,494     153,359
*   Afren P.L.C.                                            43,528     115,620
    African Barrick Gold P.L.C.                                156         654
*   Aga Rangemaster Group P.L.C.                               991       2,913
    Aggreko P.L.C.                                           4,607     122,958
    AMEC P.L.C.                                             12,649     264,177
    Amlin P.L.C.                                            35,774     270,476
    Anglo American P.L.C.                                   23,481     627,720
    Antofagasta P.L.C.                                       6,544      87,213
    ARM Holdings P.L.C.                                      5,384      81,488
    ARM Holdings P.L.C. Sponsored ADR                        8,359     380,502
    Ashmore Group P.L.C.                                     6,735      40,005
    Ashtead Group P.L.C.                                    25,129     372,316
    Associated British Foods P.L.C.                          8,971     450,438
    AstraZeneca P.L.C. Sponsored ADR                        14,670   1,159,663
    Aviva P.L.C.                                            62,918     560,712
#   Aviva P.L.C. Sponsored ADR                              19,420     348,201
    Babcock International Group P.L.C.                       7,655     154,508
    BAE Systems P.L.C.                                      34,636     234,329
    Balfour Beatty P.L.C.                                   35,417     168,198
    Bank of Georgia Holdings P.L.C.                          1,539      67,690
    Barclays P.L.C.                                         60,528     258,457
    Barclays P.L.C. Sponsored ADR                           60,785   1,040,031
    Barratt Developments P.L.C.                             36,650     229,215
    BBA Aviation P.L.C.                                     13,135      68,911
    Beazley P.L.C.                                          25,042     103,884
    Bellway P.L.C.                                           4,558     111,000
    Berendsen P.L.C.                                         3,002      52,463
    Berkeley Group Holdings P.L.C.                           5,774     224,041
    BG Group P.L.C.                                         31,292     633,015
    Bloomsbury Publishing P.L.C.                             3,636       9,860
    Bodycote P.L.C.                                          7,134      88,030
    Bovis Homes Group P.L.C.                                 5,933      79,342
    BP P.L.C. Sponsored ADR                                 72,360   3,662,863
    Brammer P.L.C.                                           6,600      52,183
    Brewin Dolphin Holdings P.L.C.                          11,579      63,162
    British American Tobacco P.L.C.                          7,802     450,526
    British American Tobacco P.L.C. Sponsored ADR            9,620   1,106,492
    British Sky Broadcasting Group P.L.C.                   10,601     157,772
    British Sky Broadcasting Group P.L.C. Sponsored ADR      2,100     126,231
    Britvic P.L.C.                                           4,445      54,440

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
UNITED KINGDOM -- (Continued)
    BT Group P.L.C.                                          87,912 $548,803
*   BTG P.L.C.                                                7,993   71,873
    Bunzl P.L.C.                                              7,449  212,235
    Burberry Group P.L.C.                                     8,730  219,247
    Bwin.Party Digital Entertainment P.L.C.                   8,620   18,556
    Cape P.L.C.                                               5,529   28,035
    Capita P.L.C.                                             9,406  172,482
    Capital & Regional P.L.C.                                 2,940    2,283
    Carillion P.L.C.                                         11,868   74,239
    Carnival P.L.C. ADR                                         900   35,919
    Catlin Group, Ltd.                                       17,333  154,805
*   Centamin P.L.C.                                          37,666   41,166
    Centrica P.L.C.                                          45,510  253,811
    Chemring Group P.L.C.                                     3,286   12,437
    Chesnara P.L.C.                                           5,426   30,145
    Cineworld Group P.L.C.                                    8,907   48,575
    Close Brothers Group P.L.C.                               8,413  198,726
    Cobham P.L.C.                                            26,747  139,535
    Coca-Cola HBC AG ADR                                      3,977  100,181
*   Colt Group SA                                            11,518   25,490
    Communisis P.L.C.                                        24,464   26,943
    Compass Group P.L.C.                                     37,787  601,907
    Computacenter P.L.C.                                      5,423   59,696
    Connect Group P.L.C.                                      4,847   14,758
    Consort Medical P.L.C.                                    1,136   16,928
    Cranswick P.L.C.                                          2,118   42,775
    Croda International P.L.C.                                2,173   94,644
    CSR P.L.C.                                                6,238   60,611
    Daily Mail & General Trust P.L.C.                        11,751  161,977
    Dairy Crest Group P.L.C.                                  3,168   24,717
    DCC P.L.C.                                                2,739  140,440
    De La Rue P.L.C.                                          2,414   33,451
    Debenhams P.L.C.                                         27,433   37,258
    Dechra Pharmaceuticals P.L.C.                             1,285   14,969
    Development Securities P.L.C.                             4,283   17,599
    Devro P.L.C.                                              8,421   30,064
    Diageo P.L.C.                                             9,540  292,304
    Diageo P.L.C. Sponsored ADR                               2,723  334,330
    Dignity P.L.C.                                              564   13,627
    Diploma P.L.C.                                            2,091   23,336
*   Dixons Retail P.L.C.                                    105,522   80,258
    Domino Printing Sciences P.L.C.                           2,816   36,885
    Domino's Pizza Group P.L.C.                               3,573   31,045
    Drax Group P.L.C.                                        17,700  198,134
    DS Smith P.L.C.                                          24,951  132,965
    Dunelm Group P.L.C.                                         838   13,268
    E2V Technologies P.L.C.                                   3,925   11,054
    Electrocomponents P.L.C.                                 10,892   53,691
    Elementis P.L.C.                                         28,161  132,199
*   EnQuest P.L.C.                                           34,923   81,056
*   Enterprise Inns P.L.C.                                   18,852   43,518
*   Essar Energy P.L.C.                                      14,708   16,690

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
UNITED KINGDOM -- (Continued)
    Essentra P.L.C.                                           2,925 $   39,675
    Euromoney Institutional Investor P.L.C.                     172      3,104
*   Evraz P.L.C.                                              3,908      6,374
    Experian P.L.C.                                          16,648    320,091
    F&C Asset Management P.L.C.                              28,896     58,312
    Fenner P.L.C.                                             8,735     61,114
    Ferrexpo P.L.C.                                          10,562     26,052
    Fidessa Group P.L.C.                                        581     22,017
*   Findel P.L.C.                                             1,988      9,075
*   Firstgroup P.L.C.                                           760      1,661
    Fortune Oil P.L.C.                                       50,047     10,985
    Fresnillo P.L.C.                                          1,982     28,580
    Fuller, Smith & Turner P.L.C.                               636     10,352
    G4S P.L.C.                                               36,920    147,402
    Galliford Try P.L.C.                                      3,318     66,789
*   Gem Diamonds, Ltd.                                        3,300      9,259
    Genus P.L.C.                                              1,188     20,316
    GKN P.L.C.                                               26,709    173,635
    GlaxoSmithKline P.L.C.                                    9,599    265,225
    GlaxoSmithKline P.L.C. Sponsored ADR                     18,679  1,034,256
    Glencore Xstrata P.L.C.                                 104,205    562,266
    Go-Ahead Group P.L.C.                                       891     29,714
    Grafton Group P.L.C.                                      9,346     91,927
    Greencore Group P.L.C.                                   20,358     89,916
    Greene King P.L.C.                                        7,915    119,162
    Greggs P.L.C.                                             2,161     19,547
    Halfords Group P.L.C.                                    12,696     95,267
    Halma P.L.C.                                              8,072     76,690
    Hargreaves Lansdown P.L.C.                                8,708    172,381
    Hays P.L.C.                                              27,061     69,038
    Headlam Group P.L.C.                                        999      8,148
    Helical Bar P.L.C.                                        7,871     48,295
    Henderson Group P.L.C.                                   34,976    148,598
*   Heritage Oil P.L.C.                                       3,429     18,305
    Hikma Pharmaceuticals P.L.C.                              4,073    106,883
    Hill & Smith Holdings P.L.C.                              1,217     11,496
    Hiscox, Ltd.                                             17,278    206,135
    Hochschild Mining P.L.C.                                  1,326      3,701
    Home Retail Group P.L.C.                                 50,141    173,253
    Homeserve P.L.C.                                          3,055     17,428
    Howden Joinery Group P.L.C.                              19,467    107,175
    HSBC Holdings P.L.C.                                     16,007    163,553
    HSBC Holdings P.L.C. Sponsored ADR                       49,104  2,520,017
    Hunting P.L.C.                                            7,261    103,951
    Hyder Consulting P.L.C.                                   2,770     22,075
    ICAP P.L.C.                                              24,324    170,387
    IG Group Holdings P.L.C.                                 20,552    221,008
*   Imagination Technologies Group P.L.C.                     4,965     16,522
    IMI P.L.C.                                                6,976    176,939
    Imperial Tobacco Group P.L.C.                            24,241  1,047,560
    Inchcape P.L.C.                                          25,989    282,324
    Informa P.L.C.                                           11,597     94,705

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
UNITED KINGDOM -- (Continued)
    Inmarsat P.L.C.                                           7,902 $   97,230
*   Innovation Group P.L.C.                                 128,346     68,788
#   InterContinental Hotels Group P.L.C. ADR                  2,310     79,510
*   International Consolidated Airlines Group SA             23,946    163,767
    Interserve P.L.C.                                         2,930     32,837
    Intertek Group P.L.C.                                     3,391    167,038
    Investec P.L.C.                                          32,948    290,725
*   IP Group P.L.C.                                           4,878     14,154
    ITE Group P.L.C.                                          6,026     23,435
    ITV P.L.C.                                               72,400    222,710
    J Sainsbury P.L.C.                                       37,661    213,643
    James Fisher & Sons P.L.C.                                1,771     38,621
    Jardine Lloyd Thompson Group P.L.C.                       2,998     53,498
    JD Sports Fashion P.L.C.                                    412     12,226
    JD Wetherspoon P.L.C.                                     4,105     58,484
    John Wood Group P.L.C.                                    8,342    110,613
    Johnson Matthey P.L.C.                                    7,907    437,442
    Jupiter Fund Management P.L.C.                            9,114     59,890
    Kcom Group P.L.C.                                        11,870     18,883
    Keller Group P.L.C.                                       3,054     51,524
    Kentz Corp., Ltd.                                         3,151     38,394
    Kier Group P.L.C.                                         1,201     33,756
    Kingfisher P.L.C.                                        55,545    393,057
    Ladbrokes P.L.C.                                          4,695     12,175
    Laird P.L.C.                                              7,873     37,001
*   Lamprell P.L.C.                                          11,637     30,177
    Lancashire Holdings, Ltd.                                 4,724     55,856
    Legal & General Group P.L.C.                            198,527    710,675
*   Lloyds Banking Group P.L.C.                             820,267  1,046,015
#*  Lloyds Banking Group P.L.C. ADR                          23,290    120,409
    London Stock Exchange Group P.L.C.                        5,089    155,960
*   Lonmin P.L.C.                                            21,053    101,007
    Lookers P.L.C.                                            8,574     20,239
    Low & Bonar P.L.C.                                       19,043     26,749
    Man Group P.L.C.                                         52,508     87,628
    Marks & Spencer Group P.L.C.                             25,169    188,171
    Marshalls P.L.C.                                          2,042      6,113
    Marston's P.L.C.                                         32,058     79,711
    McBride P.L.C.                                            7,116     11,819
    Mears Group P.L.C.                                        3,263     27,656
    Meggitt P.L.C.                                           12,867    103,787
    Melrose Industries P.L.C.                                37,945    183,239
    Michael Page International P.L.C.                         9,465     75,179
    Micro Focus International P.L.C.                          2,905     38,097
    Millennium & Copthorne Hotels P.L.C.                        512      4,806
*   Mitchells & Butlers P.L.C.                                6,146     45,791
    Mitie Group P.L.C.                                       16,416     88,427
    Mondi P.L.C.                                             16,087    267,429
    Moneysupermarket.com Group P.L.C.                        12,316     37,993
    Morgan Advanced Materials P.L.C.                          2,403     13,601
    Morgan Sindall Group P.L.C.                               2,809     37,551
    N Brown Group P.L.C.                                      7,241     62,758

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
UNITED KINGDOM -- (Continued)
    National Express Group P.L.C.                            15,437 $   72,823
    National Grid P.L.C.                                      7,548    107,282
    National Grid P.L.C. Sponsored ADR                        8,308    590,366
    Next P.L.C.                                               2,221    245,025
    Northgate P.L.C.                                          3,633     31,802
    Novae Group P.L.C.                                          169      1,547
    Oxford Instruments P.L.C.                                   349      7,605
    Pace P.L.C.                                               7,703     47,466
    PayPoint P.L.C.                                             693     13,331
    Pearson P.L.C.                                              850     15,939
#   Pearson P.L.C. Sponsored ADR                             16,504    309,780
*   Persimmon P.L.C.                                          8,100    179,755
    Petrofac, Ltd.                                           16,854    413,638
    Petropavlovsk P.L.C.                                      2,951      3,396
    Phoenix Group Holdings                                    1,976     22,787
    Phoenix IT Group, Ltd.                                    1,162      2,164
    Premier Farnell P.L.C.                                    6,585     24,773
*   Premier Foods P.L.C.                                      6,960      6,765
    Premier Oil P.L.C.                                        8,872     50,801
    Prudential P.L.C.                                        19,483    447,897
    Prudential P.L.C. ADR                                     3,666    169,333
    PZ Cussons P.L.C.                                         2,842     16,633
    QinetiQ Group P.L.C.                                      6,412     22,844
*   Quintain Estates & Development P.L.C.                    16,510     28,283
    Randgold Resources, Ltd.                                  1,496    120,253
*   Raven Russia, Ltd.                                        5,617      6,172
    Reckitt Benckiser Group P.L.C.                           13,473  1,087,621
    Redrow P.L.C.                                             8,714     42,173
    Reed Elsevier P.L.C.                                     12,196    179,862
    Reed Elsevier P.L.C. Sponsored ADR                        2,541    150,275
    Regus P.L.C.                                              6,442     22,780
    Renishaw P.L.C.                                           1,838     56,530
    Rentokil Initial P.L.C.                                  41,610     83,842
    Resolution, Ltd.                                         20,805    104,958
    Restaurant Group P.L.C. (The)                             5,452     57,567
    Rexam P.L.C.                                             27,210    228,124
    Ricardo P.L.C.                                            1,818     20,817
    Rightmove P.L.C.                                          3,271    133,258
    Rio Tinto P.L.C.                                          1,772     96,340
#   Rio Tinto P.L.C. Sponsored ADR                           10,230    555,387
    Rolls-Royce Holdings P.L.C.                              33,307    591,615
    Rotork P.L.C.                                             1,546     67,802
*   Royal Bank of Scotland Group P.L.C.                       3,977     20,150
*   Royal Bank of Scotland Group P.L.C. Sponsored ADR        10,672    108,427
    Royal Dutch Shell P.L.C. ADR(780259107)                  21,316  1,804,399
    Royal Dutch Shell P.L.C. ADR(780259206)                  16,936  1,333,541
    Royal Dutch Shell P.L.C. Class A                          2,195     86,778
    Royal Dutch Shell P.L.C. Class B                          2,289     97,193
    RPC Group P.L.C.                                         10,354    104,935
    RPS Group P.L.C.                                         10,423     52,129
    RSA Insurance Group P.L.C.                              147,965    245,684
    SABMiller P.L.C.                                          8,192    446,062

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
UNITED KINGDOM -- (Continued)
*   Salamander Energy P.L.C.                                  7,131 $ 16,155
    Savills P.L.C.                                            6,177   62,595
    Schroders P.L.C.(0239581)                                 1,920   63,258
    Schroders P.L.C.(0240549)                                 3,075  132,981
    SDL P.L.C.                                                2,041   10,399
    Senior P.L.C.                                            17,526   84,702
    Serco Group P.L.C.                                       12,629   71,982
*   Severfield-Rowen P.L.C.                                  19,906   20,576
    Severn Trent P.L.C.                                       6,953  216,735
    Shanks Group P.L.C.                                      20,199   34,870
    Shire P.L.C.                                              4,536  259,423
    Shire P.L.C. ADR                                          1,800  309,150
    SIG P.L.C.                                               22,719   73,630
    Smith & Nephew P.L.C. Sponsored ADR                       2,100  163,674
    Smiths Group P.L.C.                                       9,956  224,744
    Soco International P.L.C.                                 4,860   35,520
    Spectris P.L.C.                                           4,091  153,931
    Speedy Hire P.L.C.                                       13,614   12,962
    Spirax-Sarco Engineering P.L.C.                             600   29,413
    Spirent Communications P.L.C.                             8,253   13,286
    Spirit Pub Co. P.L.C.                                    29,354   38,916
*   Sports Direct International P.L.C.                        6,890   91,359
    SSE P.L.C.                                               30,851  795,539
    St Ives P.L.C.                                            1,554    5,207
    St James's Place P.L.C.                                  13,629  177,622
    ST Modwen Properties P.L.C.                               5,130   32,212
    Stagecoach Group P.L.C.                                  11,185   70,139
    Standard Chartered P.L.C.                                27,011  584,984
    Standard Life P.L.C.                                     54,121  349,892
    Sthree P.L.C.                                             2,477   16,922
    Synergy Health P.L.C.                                     1,599   33,511
    Synthomer P.L.C.                                          4,491   20,019
    TalkTalk Telecom Group P.L.C.                            14,733   71,400
    Taylor Wimpey P.L.C.                                     87,981  156,469
    Ted Baker P.L.C.                                            608   19,002
    Telecity Group P.L.C.                                     4,092   49,629
    Telecom Plus P.L.C.                                       1,277   33,430
    Tesco P.L.C.                                            124,729  617,898
*   Thomas Cook Group P.L.C.                                  9,258   27,368
    Topps Tiles P.L.C.                                        4,626   10,065
    Travis Perkins P.L.C.                                     8,196  236,621
*   Trinity Mirror P.L.C.                                     3,332    9,765
    TT electronics P.L.C.                                    11,738   41,503
    Tullett Prebon P.L.C.                                     1,288    6,923
    Tullow Oil P.L.C.                                        11,523  171,408
    UBM P.L.C.                                                5,598   62,271
    UDG Healthcare P.L.C.                                     1,895   11,489
    Ultra Electronics Holdings P.L.C.                           409   11,728
    Unilever P.L.C.                                           2,038   91,166
    Unilever P.L.C. Sponsored ADR                            14,627  654,412
    Unite Group P.L.C. (The)                                  9,122   65,139
    United Utilities Group P.L.C.                            27,708  372,701

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                         SHARES     VALUE++
                                                        --------- ------------
UNITED KINGDOM -- (Continued)
    UTV Media P.L.C.                                        2,842 $     11,510
    Vedanta Resources P.L.C.                                3,226       51,659
    Victrex P.L.C.                                          1,888       59,444
    Vodafone Group P.L.C.                                 112,651      427,690
    Vodafone Group P.L.C. Sponsored ADR                    26,423    1,003,024
    Weir Group P.L.C. (The)                                 6,032      274,378
    WH Smith P.L.C.                                         3,152       58,456
    Whitbread P.L.C.                                        3,737      257,763
    WM Morrison Supermarkets P.L.C.                        64,665      219,516
    Wolseley P.L.C.                                         5,323      308,413
    WPP P.L.C.                                             11,150      240,412
    WPP P.L.C. Sponsored ADR                                2,474      267,019
    WS Atkins P.L.C.                                        2,799       60,706
    Xaar P.L.C.                                             1,636       21,795
    Xchanging P.L.C.                                        3,063        8,239
    XP Power, Ltd.                                            435       12,046
                                                                  ------------
TOTAL UNITED KINGDOM                                                56,587,280
                                                                  ------------
UNITED STATES -- (0.0%)
*   Chaparral Gold Corp.                                      500          292
*   Endo International P.L.C.                                 327       20,499
                                                                  ------------
TOTAL UNITED STATES                                                     20,791
                                                                  ------------
TOTAL COMMON STOCKS                                                291,421,266
                                                                  ------------
PREFERRED STOCKS -- (0.1%)

GERMANY -- (0.1%)
    Porsche Automobil Holding SE                            2,131      235,678
                                                                  ------------
UNITED KINGDOM -- (0.0%)
    McBride P.L.C.                                        120,972          204
    Rolls-Royce Holdings P.L.C.                         4,463,138        7,535
                                                                  ------------
TOTAL UNITED KINGDOM                                                     7,739
                                                                  ------------
TOTAL PREFERRED STOCKS                                                 243,417
                                                                  ------------
RIGHTS/WARRANTS -- (0.0%)

AUSTRALIA -- (0.0%)
#*  Aquarius Platinum, Ltd. Rights 05/14/14                 7,632          816
*   Bank of Queensland, Ltd. Rights 05/09/14                  963           --
                                                                  ------------
TOTAL AUSTRALIA                                                            816
                                                                  ------------
AUSTRIA -- (0.0%)
*   Intercell AG                                              265           --
                                                                  ------------
FRANCE -- (0.0%)
*   Groupe Fnac                                                 3           14
*   Peugeot SA Warrants 04/29/17                           12,623       24,150
                                                                  ------------
TOTAL FRANCE                                                            24,164
                                                                  ------------

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
HONG KONG -- (0.0%)
*     Sun Hung Kai Properties 04/22/16                       1,917 $      1,310
                                                                   ------------
SPAIN -- (0.0%)
*     Banco Santander SA                                    85,217       18,028
                                                                   ------------
SWEDEN -- (0.0%)
*     Rezidor Hotel Group Rights 05/21/14                    5,832        2,706
                                                                   ------------
UNITED KINGDOM -- (0.0%)
*     Babcock International Group P.L.C. Rights 05/06/14     2,944       19,884
                                                                   ------------
TOTAL RIGHTS/WARRANTS                                                    66,908
                                                                   ------------

                                                          SHARES/
                                                           FACE
                                                          AMOUNT
                                                           (000)     VALUE+
                                                         --------- ------------
SECURITIES LENDING COLLATERAL -- (10.1%)
(S)@  DFA Short Term Investment Fund                     2,848,596   32,958,255
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $276,882,515)                  $324,689,846
                                                                   ============

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ---------------------------------------------
                                   LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                 ----------- ------------ ------- ------------
  Common Stocks
     Australia                   $ 1,119,429 $ 17,290,208   --    $ 18,409,637
     Austria                          16,819    1,458,374   --       1,475,193
     Belgium                         607,254    3,628,072   --       4,235,326
     Canada                       25,889,870          146   --      25,890,016
     China                                --        1,448   --           1,448
     Denmark                         665,644    3,942,697   --       4,608,341
     Finland                         372,217    4,387,090   --       4,759,307
     France                        1,597,248   25,008,734   --      26,605,982
     Germany                       1,389,253   18,491,010   --      19,880,263
     Greece                               --            3   --               3
     Hong Kong                        44,297    6,061,128   --       6,105,425
     Ireland                         192,155      749,223   --         941,378
     Israel                          344,173      838,768   --       1,182,941
     Italy                           210,327    7,702,548   --       7,912,875
     Japan                         3,481,618   51,831,359   --      55,312,977
     Netherlands                   2,262,686    6,353,334   --       8,616,020
     New Zealand                       6,574      840,263   --         846,837
     Norway                          187,176    2,955,934   --       3,143,110
     Portugal                          9,130      784,771   --         793,901
     Singapore                            --    3,710,522   --       3,710,522
     Spain                         1,143,214    7,497,221   --       8,640,435
     Sweden                          243,605   10,235,074   --      10,478,679
     Switzerland                   3,567,316   17,695,263   --      21,262,579
     United Kingdom               19,478,377   37,108,903   --      56,587,280
     United States                    20,791           --   --          20,791
  Preferred Stocks
     Germany                              --      235,678   --         235,678
     United Kingdom                       --        7,739   --           7,739
  Rights/Warrants
     Australia                            --          816   --             816
     Austria                              --           --   --              --
     France                               --       24,164   --          24,164
     Hong Kong                            --        1,310   --           1,310
     Spain                                --       18,028   --          18,028
     Sweden                               --        2,706   --           2,706
     United Kingdom                       --       19,884   --          19,884
  Securities Lending Collateral           --   32,958,255   --      32,958,255
                                 ----------- ------------   --    ------------
  TOTAL                          $62,849,173 $261,840,673   --    $324,689,846
                                 =========== ============   ==    ============

                 DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                            SHARES  VALUE++
                                                            ------ ----------
COMMON STOCKS -- (91.5%)

AUSTRALIA -- (4.8%)
*   Alumina, Ltd.                                           37,687 $   47,340
    Asciano, Ltd.                                           21,497    108,482
    Bank of Queensland, Ltd.                                 6,312     72,162
    Bendigo and Adelaide Bank, Ltd.                         12,974    139,050
*   BlueScope Steel, Ltd.                                    7,923     47,901
#   Boral, Ltd.                                             15,539     82,468
    Caltex Australia, Ltd.                                   1,429     29,664
    Echo Entertainment Group, Ltd.                          18,272     48,059
#   Harvey Norman Holdings, Ltd.                             7,208     22,060
    Incitec Pivot, Ltd.                                     39,877    107,041
    Lend Lease Group                                         9,422    113,874
    Macquarie Group, Ltd.                                    6,994    376,784
#   Metcash, Ltd.                                              871      2,250
    New Hope Corp., Ltd.                                     1,031      2,997
*   Newcrest Mining, Ltd.                                    6,011     58,626
    Origin Energy, Ltd.                                     26,579    369,233
    Primary Health Care, Ltd.                                7,694     33,628
#*  Qantas Airways, Ltd.                                    25,486     28,991
    QBE Insurance Group, Ltd.                                7,108     76,714
    Rio Tinto, Ltd.                                          4,196    241,980
    Santos, Ltd.                                            33,098    424,361
    Seven Group Holdings, Ltd.                               3,080     23,593
*   Sims Metal Management, Ltd.                              3,434     31,406
    Sonic Healthcare, Ltd.                                   2,137     35,250
    Suncorp Group, Ltd.                                     35,006    425,119
    Tabcorp Holdings, Ltd.                                  15,227     52,772
    Tatts Group, Ltd.                                       28,433     79,970
    Toll Holdings, Ltd.                                     13,122     64,726
    Treasury Wine Estates, Ltd.                             12,274     43,712
#   Washington H Soul Pattinson & Co., Ltd.                    288      3,967
    Wesfarmers, Ltd.                                        21,108    840,065
    Woodside Petroleum, Ltd.                                 3,523    133,913
                                                                   ----------
TOTAL AUSTRALIA                                                     4,168,158
                                                                   ----------
AUSTRIA -- (0.2%)
    Erste Group Bank AG                                      4,533    152,419
    Raiffeisen Bank International AG                         1,529     48,333
                                                                   ----------
TOTAL AUSTRIA                                                         200,752
                                                                   ----------
BELGIUM -- (1.4%)
    Ageas                                                    5,638    242,644
#   Belgacom SA                                                632     19,344
    Delhaize Group SA                                        2,711    201,870
    KBC Groep NV                                             3,955    241,345
    Solvay SA                                                1,514    245,351
#   UCB SA                                                   2,810    230,495
                                                                   ----------
TOTAL BELGIUM                                                       1,181,049
                                                                   ----------
CANADA -- (8.2%)
    Agnico Eagle Mines, Ltd.                                   654     19,332

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
CANADA -- (Continued)
    Bank of Montreal                                           747 $   51,498
    Barrick Gold Corp.                                      17,462    305,061
#*  BlackBerry, Ltd.                                         7,188     54,891
#   Bonavista Energy Corp.                                   1,204     18,916
    Cameco Corp.                                             4,527     96,360
    Canadian Natural Resources, Ltd.(136385101)             10,741    437,911
    Canadian Natural Resources, Ltd.(2171573)               11,405    464,712
    Canadian Tire Corp., Ltd. Class A                        2,200    216,076
#   Crescent Point Energy Corp.                              5,356    217,895
    Empire Co., Ltd.                                           600     37,953
    Enerplus Corp.(292766102)                                1,300     28,873
    Enerplus Corp.(B584T89)                                  1,972     43,738
    Ensign Energy Services, Inc.                             2,603     40,967
    Fairfax Financial Holdings, Ltd.                           347    151,299
#   First Quantum Minerals, Ltd.                             3,879     77,254
#   Genworth MI Canada, Inc.                                   742     26,030
    Goldcorp, Inc.(380956409)                                8,346    206,313
    Goldcorp, Inc.(2676302)                                  9,088    224,453
#   Husky Energy, Inc.                                       7,339    239,846
    IAMGOLD Corp.(450913108)                                 2,872     10,023
#   IAMGOLD Corp.(2446646)                                     813      2,833
    Industrial Alliance Insurance & Financial Services,
      Inc.                                                   1,800     74,312
*   Kinross Gold Corp.                                      20,200     82,013
#*  Lundin Mining Corp.                                      7,637     39,019
    Magna International, Inc.                                2,202    215,730
    Manulife Financial Corp.                                28,109    527,789
*   MEG Energy Corp.                                         2,200     79,204
    Pacific Rubiales Energy Corp.                            4,700     76,715
    Pan American Silver Corp.                                2,900     37,571
#   Pengrowth Energy Corp.                                   4,191     27,225
#   Penn West Petroleum, Ltd.                                7,406     66,962
    Precision Drilling Corp.                                 4,250     55,255
#   Sun Life Financial, Inc.                                10,725    363,029
    Suncor Energy, Inc.                                     32,505  1,253,877
    Talisman Energy, Inc.(87425E103)                         4,948     51,113
    Talisman Energy, Inc.(2068299)                          22,512    232,709
#   Teck Resources, Ltd. Class B                            11,791    268,728
    Thomson Reuters Corp.                                   10,478    379,237
    TransAlta Corp.(89346D107)                               1,400     17,108
#   TransAlta Corp.(2901628)                                 5,411     66,104
    Yamana Gold, Inc.                                       22,000    164,792
                                                                   ----------
TOTAL CANADA                                                        7,050,726
                                                                   ----------
DENMARK -- (1.7%)
    AP Moeller - Maersk A.S. Class A                            50    113,593
    AP Moeller - Maersk A.S. Class B                           160    381,961
    Carlsberg A.S. Class B                                   3,388    338,910
    Danske Bank A.S.                                        16,130    456,370
#   FLSmidth & Co. A.S.                                        348     18,631
    H Lundbeck A.S.                                          1,354     39,462

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
DENMARK -- (Continued)
    TDC A.S.                                                11,573 $  108,681
                                                                   ----------
TOTAL DENMARK                                                       1,457,608
                                                                   ----------
FINLAND -- (1.0%)
    Fortum Oyj                                               9,404    212,456
    Kesko Oyj Class B                                          830     33,974
#   Neste Oil Oyj                                              374      7,692
*   Nokia Oyj                                               18,801    140,774
    Stora Enso Oyj Class R                                  14,570    148,783
    UPM-Kymmene Oyj                                         16,377    286,823
                                                                   ----------
TOTAL FINLAND                                                         830,502
                                                                   ----------
FRANCE -- (10.0%)
    AXA SA                                                   1,036     27,035
#   AXA SA Sponsored ADR                                    37,500    941,250
    BNP Paribas SA                                          15,859  1,191,716
    Bollore SA                                                 132     84,132
#   Bouygues SA                                              3,740    168,453
    Cap Gemini SA                                            1,084     76,589
    Casino Guichard Perrachon SA                             1,254    159,789
*   CGG SA                                                   2,902     50,210
    Cie de St-Gobain                                         9,008    551,879
    Cie Generale des Etablissements Michelin                   810     99,331
    CNP Assurances                                           3,923     90,502
*   Credit Agricole SA                                       7,385    116,524
    Electricite de France SA                                 4,582    175,953
#   GDF Suez                                                37,268    939,281
    Lafarge SA                                               4,430    405,340
    Lagardere SCA                                            1,998     83,737
    Natixis                                                 21,884    155,347
    Orange SA                                               41,374    670,311
#*  Peugeot SA                                               4,276     75,655
    Renault SA                                               6,090    595,418
    Rexel SA                                                 2,641     66,677
    Societe Generale SA                                     10,843    675,271
    STMicroelectronics NV                                   16,130    153,819
    Vallourec SA                                               851     50,290
    Vivendi SA                                              37,887  1,017,902
                                                                   ----------
TOTAL FRANCE                                                        8,622,411
                                                                   ----------
GERMANY -- (7.5%)
#   Allianz SE                                               5,432    945,330
    Bayerische Motoren Werke AG                              5,628    707,467
    Celesio AG                                                  76      2,641
*   Commerzbank AG                                          11,071    197,414
    Daimler AG                                              19,352  1,801,654
    Deutsche Bank AG                                        13,472    593,172
    Deutsche Lufthansa AG                                    4,876    122,450
    E.ON SE                                                 33,149    634,964
    Fraport AG Frankfurt Airport Services Worldwide            196     14,496
    HeidelbergCement AG                                      2,355    204,621

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
GERMANY -- (Continued)
#   K+S AG                                                    1,223 $   42,854
    Metro AG                                                  1,550     62,099
#   Muenchener Rueckversicherungs AG                          2,257    521,726
    RWE AG                                                   10,862    414,506
    Volkswagen AG                                               624    167,325
                                                                    ----------
TOTAL GERMANY                                                        6,432,719
                                                                    ----------
HONG KONG -- (1.8%)
    Cathay Pacific Airways, Ltd.                             17,000     32,173
    Cheung Kong Holdings, Ltd.                               10,000    170,515
    Great Eagle Holdings, Ltd.                                8,217     29,347
    Henderson Land Development Co., Ltd.                     33,584    201,616
    Hongkong & Shanghai Hotels (The)                         13,000     19,012
    Hopewell Holdings, Ltd.                                   5,000     17,211
    Hutchison Whampoa, Ltd.                                  33,000    452,743
*   Kerry Logistics Network, Ltd.                             3,500      5,150
    Kerry Properties, Ltd.                                    7,000     23,142
    MTR Corp., Ltd.                                           5,500     20,855
    New World Development Co., Ltd.                         120,168    124,481
    Orient Overseas International, Ltd.                       6,000     28,702
    Shangri-La Asia, Ltd.                                    18,000     29,535
    Sino Land Co., Ltd.                                      32,000     47,984
    Sun Hung Kai Properties, Ltd.                             9,093    115,030
    Wharf Holdings, Ltd.                                     19,000    133,751
    Wheelock & Co., Ltd.                                     27,000    111,795
                                                                    ----------
TOTAL HONG KONG                                                      1,563,042
                                                                    ----------
IRELAND -- (0.1%)
*   Bank of Ireland                                         202,253     78,970
    CRH P.L.C. Sponsored ADR                                    592     17,334
                                                                    ----------
TOTAL IRELAND                                                           96,304
                                                                    ----------
ISRAEL -- (0.3%)
    Bank Hapoalim BM                                         20,502    115,816
*   Bank Leumi Le-Israel BM                                  23,640     92,498
*   Israel Discount Bank, Ltd. Class A                       13,386     23,933
                                                                    ----------
TOTAL ISRAEL                                                           232,247
                                                                    ----------
ITALY -- (1.7%)
#*  Banca Monte dei Paschi di Siena SpA                      88,378     29,538
*   Finmeccanica SpA                                          3,600     33,316
    Intesa Sanpaolo SpA                                      77,421    264,937
*   Telecom Italia SpA                                      234,061    300,775
    UniCredit SpA                                            64,972    582,126
    Unione di Banche Italiane SCPA                           24,403    232,938
                                                                    ----------
TOTAL ITALY                                                          1,443,630
                                                                    ----------
JAPAN -- (18.3%)
    77 Bank, Ltd. (The)                                       9,864     44,531
    Aeon Co., Ltd.                                           16,900    195,189
    Aisin Seiki Co., Ltd.                                     3,600    127,222

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
CONTINUED

                                                              SHARES VALUE++
                                                              ------ --------
JAPAN -- (Continued)
    Alfresa Holdings Corp.                                     1,000 $ 62,257
    Amada Co., Ltd.                                           10,000   72,322
#   Asahi Glass Co., Ltd.                                     28,000  158,743
    Asahi Kasei Corp.                                         32,000  217,562
    Bank of Kyoto, Ltd. (The)                                  7,000   57,036
    Bank of Yokohama, Ltd. (The)                              12,000   60,313
    Brother Industries, Ltd.                                   3,200   44,760
    Canon Marketing Japan, Inc.                                1,500   24,158
    Chiba Bank, Ltd. (The)                                     9,000   57,208
    Chugoku Bank, Ltd. (The)                                   3,000   39,769
    Citizen Holdings Co., Ltd.                                 4,700   34,516
    Coca-Cola West Co., Ltd.                                   1,800   31,327
    COMSYS Holdings Corp.                                      1,900   31,149
    Cosmo Oil Co., Ltd.                                       20,636   38,604
    Dai Nippon Printing Co., Ltd.                             19,000  171,140
#   Dai-ichi Life Insurance Co., Ltd. (The)                    3,900   54,041
    Daicel Corp.                                               4,000   33,499
#   Daido Steel Co., Ltd.                                      4,000   19,558
    Denki Kagaku Kogyo K.K.                                    4,000   13,266
    Fuji Media Holdings, Inc.                                  1,000   16,848
    FUJIFILM Holdings Corp.                                   13,400  346,150
    Fukuoka Financial Group, Inc.                             27,000  110,268
#   Furukawa Electric Co., Ltd.                                4,000    9,006
    Glory, Ltd.                                                1,800   46,569
    Gunma Bank, Ltd. (The)                                    11,735   62,375
    H2O Retailing Corp.                                        2,000   15,093
    Hachijuni Bank, Ltd. (The)                                11,000   60,136
    Hakuhodo DY Holdings, Inc.                                 4,100   31,804
    Hankyu Hanshin Holdings, Inc.                             16,000   87,689
    Hiroshima Bank, Ltd. (The)                                 4,000   16,457
    Hitachi Chemical Co., Ltd.                                   900   13,240
    Hitachi High-Technologies Corp.                              900   20,588
    Hokuhoku Financial Group, Inc.                            20,000   38,595
    House Foods Group, Inc.                                    2,300   38,272
    Ibiden Co., Ltd.                                           2,400   43,320
    Idemitsu Kosan Co., Ltd.                                   3,200   70,763
    Inpex Corp.                                               17,600  256,668
    Isetan Mitsukoshi Holdings, Ltd.                          11,400  141,862
    ITOCHU Corp.                                              29,200  327,326
    Iyo Bank, Ltd. (The)                                       4,000   35,964
    J Front Retailing Co., Ltd.                               13,000   82,635
    JFE Holdings, Inc.                                        10,300  190,357
    Joyo Bank, Ltd. (The)                                      8,000   38,937
    JTEKT Corp.                                                1,100   16,050
    JX Holdings, Inc.                                         56,740  294,810
    Kagoshima Bank, Ltd. (The)                                 3,238   20,225
    Kajima Corp.                                              13,000   49,498
    Kamigumi Co., Ltd.                                         5,000   47,662
    Kaneka Corp.                                               9,000   52,788
    Kawasaki Kisen Kaisha, Ltd.                               14,000   28,111
    Keiyo Bank, Ltd. (The)                                     9,000   39,614
    Kewpie Corp.                                               1,000   14,385

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Kinden Corp.                                              4,000 $   36,825
    Kobe Steel, Ltd.                                         58,000     76,134
    Konica Minolta, Inc.                                     13,500    125,795
    Kuraray Co., Ltd.                                         6,100     68,587
    Kurita Water Industries, Ltd.                               400      8,424
    Kyocera Corp.                                             7,000    329,209
    Kyowa Hakko Kirin Co., Ltd.                               4,000     45,551
    LIXIL Group Corp.                                         1,400     37,100
    Marubeni Corp.                                           34,000    227,202
    Marui Group Co., Ltd.                                     7,158     63,582
    Maruichi Steel Tube, Ltd.                                   900     22,830
    Medipal Holdings Corp.                                    4,200     59,075
    Mitsubishi Chemical Holdings Corp.                       38,600    154,478
    Mitsubishi Corp.                                         25,100    449,473
    Mitsubishi Gas Chemical Co., Inc.                        12,000     69,282
#   Mitsubishi Logistics Corp.                                1,000     14,347
    Mitsubishi Materials Corp.                               37,000    107,320
    Mitsubishi Tanabe Pharma Corp.                            3,600     49,364
    Mitsubishi UFJ Financial Group, Inc.                    259,500  1,380,409
    Mitsui & Co., Ltd.                                       39,400    558,785
#   Mitsui Chemicals, Inc.                                   17,000     41,425
    Mitsui OSK Lines, Ltd.                                   36,000    120,098
    Mizuho Financial Group, Inc.                            329,500    645,361
    MS&AD Insurance Group Holdings                            7,719    173,154
    Nagase & Co., Ltd.                                        3,111     38,119
    NEC Corp.                                                73,000    205,349
#   Nippon Electric Glass Co., Ltd.                           7,000     34,243
    Nippon Express Co., Ltd.                                 17,000     80,364
    Nippon Meat Packers, Inc.                                 5,000     86,657
#   Nippon Paper Industries Co., Ltd.                         3,600     65,793
    Nippon Shokubai Co., Ltd.                                 2,000     23,077
    Nippon Steel & Sumitomo Metal Corp.                     157,000    411,911
    Nippon Television Holdings, Inc.                          1,500     22,361
#   Nippon Yusen K.K.                                        35,000     94,868
    Nishi-Nippon City Bank, Ltd. (The)                       18,779     42,715
    Nissan Motor Co., Ltd.                                   39,400    339,967
#   Nisshin Seifun Group, Inc.                                2,750     31,995
    Nisshin Steel Co., Ltd.                                   1,600     16,433
    Nisshinbo Holdings, Inc.                                  3,000     25,702
    NKSJ Holdings, Inc.                                       2,900     72,352
    NOK Corp.                                                 1,500     24,523
    NTN Corp.                                                 9,000     30,802
    NTT DOCOMO, Inc.                                         30,100    480,111
    Obayashi Corp.                                           19,000    122,681
    Oji Holdings Corp.                                       18,000     75,627
    Onward Holdings Co., Ltd.                                 3,000     20,178
    Otsuka Holdings Co., Ltd.                                 1,100     31,689
    Rengo Co., Ltd.                                           4,000     17,875
    Resona Holdings, Inc.                                    20,000    102,260
    Ricoh Co., Ltd.                                          23,000    265,031
    Rohm Co., Ltd.                                            3,200    153,030
    Sankyo Co., Ltd.                                            400     15,996

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
JAPAN -- (Continued)
    SBI Holdings, Inc.                                       1,700 $    19,441
    Sekisui Chemical Co., Ltd.                               2,000      20,268
    Sekisui House, Ltd.                                     15,700     188,456
    Shiga Bank, Ltd. (The)                                   7,108      38,868
    Shimizu Corp.                                           11,000      62,355
    Shizuoka Bank, Ltd. (The)                                9,000      85,995
#   Showa Denko K.K.                                        26,000      34,644
    Showa Shell Sekiyu K.K.                                  4,200      42,607
    SKY Perfect JSAT Holdings, Inc.                          4,600      24,735
    Sojitz Corp.                                            26,100      41,155
#   Sony Corp.                                               1,700      29,844
#   Sony Corp. Sponsored ADR                                22,200     391,608
    Sumitomo Chemical Co., Ltd.                             42,000     157,569
    Sumitomo Corp.                                          28,900     375,136
    Sumitomo Electric Industries, Ltd.                      25,100     347,413
    Sumitomo Forestry Co., Ltd.                              2,700      27,461
    Sumitomo Heavy Industries, Ltd.                         10,000      42,549
    Sumitomo Metal Mining Co., Ltd.                         14,000     211,463
    Sumitomo Mitsui Financial Group, Inc.                    9,100     359,726
    Sumitomo Mitsui Trust Holdings, Inc.                    10,000      41,207
    Suzuken Co., Ltd.                                        1,400      50,463
    Suzuki Motor Corp.                                       6,100     157,380
    T&D Holdings, Inc.                                       8,300      99,071
    Takashimaya Co., Ltd.                                    6,000      56,845
    TDK Corp.                                                3,300     140,717
    Teijin, Ltd.                                            22,000      54,077
    Tokai Rika Co., Ltd.                                       600      10,428
    Tokyo Broadcasting System Holdings, Inc.                 1,600      17,381
#   Toppan Printing Co., Ltd.                               16,000     109,886
    Tosoh Corp.                                              8,000      30,527
    Toyo Seikan Group Holdings, Ltd.                         4,251      63,220
    Toyota Tsusho Corp.                                      5,700     150,133
    Ube Industries, Ltd.                                    16,000      27,107
    UNY Group Holdings Co., Ltd.                             6,250      40,335
    Wacoal Holdings Corp.                                    2,000      19,728
#   Yamada Denki Co., Ltd.                                   9,000      33,250
#   Yamaguchi Financial Group, Inc.                          5,852      53,966
    Yamaha Corp.                                             3,100      41,536
    Yamato Kogyo Co., Ltd.                                     800      23,071
                                                                   -----------
TOTAL JAPAN                                                         15,769,375
                                                                   -----------
NETHERLANDS -- (3.4%)
    Aegon NV                                                47,918     439,236
    Akzo Nobel NV                                            3,464     266,943
#   ArcelorMittal(B295F26)                                  14,502     235,658
    ArcelorMittal(B03XPL1)                                  17,931     291,580
*   ING Groep NV                                            65,495     936,241
    Koninklijke Ahold NV                                     9,009     174,166
    Koninklijke Boskalis Westminster NV                        373      21,140
    Koninklijke DSM NV                                       4,128     296,422

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
NETHERLANDS -- (Continued)
    Koninklijke Philips NV                                    7,876 $  252,136
                                                                    ----------
TOTAL NETHERLANDS                                                    2,913,522
                                                                    ----------
NEW ZEALAND -- (0.0%)
    Contact Energy, Ltd.                                      5,869     28,828
    Fletcher Building, Ltd.                                   1,616     13,741
                                                                    ----------
TOTAL NEW ZEALAND                                                       42,569
                                                                    ----------
NORWAY -- (0.7%)
#   DNB ASA                                                  15,991    283,449
#   Norsk Hydro ASA                                          27,971    150,014
#   Orkla ASA                                                 2,637     21,809
*   Storebrand ASA                                            7,005     39,322
    Subsea 7 SA                                               4,168     83,461
                                                                    ----------
TOTAL NORWAY                                                           578,055
                                                                    ----------
PORTUGAL -- (0.0%)
    EDP Renovaveis SA                                         4,290     29,419
                                                                    ----------
SINGAPORE -- (1.1%)
    CapitaLand, Ltd.                                        102,500    262,326
    City Developments, Ltd.                                   1,000      8,664
    DBS Group Holdings, Ltd.                                  6,128     83,017
    Golden Agri-Resources, Ltd.                             137,000     66,833
    Keppel Land, Ltd.                                        13,000     35,964
*   Neptune Orient Lines, Ltd.                               14,000     11,355
    Noble Group, Ltd.                                        72,000     74,137
    Olam International, Ltd.                                 24,000     42,826
#   OUE Hospitality Trust                                       833        578
    OUE, Ltd.                                                 5,000      9,066
    Singapore Airlines, Ltd.                                 21,000    174,099
    United Industrial Corp., Ltd.                            31,000     82,902
    UOL Group, Ltd.                                           4,000     20,537
    Wheelock Properties Singapore, Ltd.                      14,000     20,993
    Wilmar International, Ltd.                               34,000     92,406
                                                                    ----------
TOTAL SINGAPORE                                                        985,703
                                                                    ----------
SPAIN -- (2.4%)
    Acciona SA                                                  890     72,398
    Banco de Sabadell SA                                     33,827    115,089
    Banco Popular Espanol SA                                 32,301    238,025
    Banco Santander SA                                       74,334    739,300
    CaixaBank SA                                              8,923     54,383
    Iberdrola SA                                             74,647    521,449
    Repsol SA                                                11,296    304,139
                                                                    ----------
TOTAL SPAIN                                                          2,044,783
                                                                    ----------
SWEDEN -- (2.8%)
#   Boliden AB                                                4,059     61,990
    ICA Gruppen AB                                              656     22,065
    Meda AB Class A                                           1,317     23,673

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
SWEDEN -- (Continued)
    Nordea Bank AB                                           41,285 $  598,244
    Skandinaviska Enskilda Banken AB Class A                 35,139    485,372
#*  SSAB AB Class A                                           3,054     26,664
#*  SSAB AB Class B                                           1,349     10,206
    Svenska Cellulosa AB Class A                                637     17,814
    Svenska Cellulosa AB Class B                              5,851    164,489
    Svenska Handelsbanken AB Class A                          1,736     87,321
    Swedbank AB Class A                                       5,276    141,196
    Telefonaktiebolaget LM Ericsson Class B                  44,784    540,026
    TeliaSonera AB                                           26,269    191,214
                                                                    ----------
TOTAL SWEDEN                                                         2,370,274
                                                                    ----------
SWITZERLAND -- (8.7%)
    Adecco SA                                                 3,030    254,375
    Aryzta AG                                                 2,173    200,862
    Baloise Holding AG                                        1,176    143,206
    Clariant AG                                               5,542    109,288
    Credit Suisse Group AG                                   27,987    887,261
    Credit Suisse Group AG Sponsored ADR                        214      6,777
    Holcim, Ltd.                                              7,487    686,681
    Lonza Group AG                                              612     64,052
    Novartis AG                                              20,994  1,825,061
    Novartis AG ADR                                           1,759    152,927
    Sulzer AG                                                   585     90,267
    Swiss Life Holding AG                                       855    210,651
    Swiss Re AG                                              12,185  1,065,470
    UBS AG                                                   41,120    859,978
    Zurich Insurance Group AG                                 3,199    917,341
                                                                    ----------
TOTAL SWITZERLAND                                                    7,474,197
                                                                    ----------
UNITED KINGDOM -- (15.4%)
    Anglo American P.L.C.                                    23,136    618,497
    Barclays P.L.C.                                          41,183    175,853
    Barclays P.L.C. Sponsored ADR                            44,443    760,420
    BP P.L.C.                                                28,632    241,743
    BP P.L.C. Sponsored ADR                                  63,160  3,197,159
    Carnival P.L.C. ADR                                       5,587    222,977
    Glencore Xstrata P.L.C.                                  75,142    405,450
    HSBC Holdings P.L.C.                                     40,067    409,389
    HSBC Holdings P.L.C. Sponsored ADR                       14,489    743,576
*   International Consolidated Airlines Group SA              9,324     63,767
    Investec P.L.C.                                          15,846    139,821
    J Sainsbury P.L.C.                                       30,787    174,649
    Kingfisher P.L.C.                                        68,152    482,270
*   Lloyds Banking Group P.L.C.                             122,100    155,703
#*  Lloyds Banking Group P.L.C. ADR                          51,291    265,175
    Old Mutual P.L.C.                                        89,944    304,018
#   Pearson P.L.C. Sponsored ADR                              6,166    115,736
    Resolution, Ltd.                                         25,787    130,091
*   Royal Bank of Scotland Group P.L.C.                      39,064    197,917
*   Royal Bank of Scotland Group P.L.C. Sponsored ADR         5,598     56,876
    Royal Dutch Shell P.L.C. ADR(780259107)                  28,341  2,399,066

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
UNITED KINGDOM -- (Continued)
      Royal Dutch Shell P.L.C. ADR(780259206)                 9,770 $   769,290
      Vedanta Resources P.L.C.                                2,074      33,211
      Vodafone Group P.L.C.                                   8,223      31,218
      Vodafone Group P.L.C. Sponsored ADR                    25,258     958,787
      WM Morrison Supermarkets P.L.C.                        45,412     154,159
                                                                    -----------
TOTAL UNITED KINGDOM                                                 13,206,818
                                                                    -----------
TOTAL COMMON STOCKS                                                  78,693,863
                                                                    -----------
PREFERRED STOCKS -- (0.3%)

GERMANY -- (0.3%)
      Porsche Automobil Holding SE                            2,107     233,024
                                                                    -----------
RIGHTS/WARRANTS -- (0.0%)

AUSTRALIA -- (0.0%)
*     Bank of Queensland, Ltd. Rights 05/09/14                  653          --
                                                                    -----------
FRANCE -- (0.0%)
*     Peugeot SA Warrants 04/29/17                            4,276       8,181
                                                                    -----------
HONG KONG -- (0.0%)
*     Sun Hung Kai Properties 04/22/16                          750         513
                                                                    -----------
SPAIN -- (0.0%)
*     Banco Santander SA                                     74,333      15,725
                                                                    -----------
TOTAL RIGHTS/WARRANTS                                                    24,419
                                                                    -----------

                                                            SHARES/
                                                             FACE
                                                            AMOUNT
                                                             (000)    VALUE+
                                                            ------- -----------
SECURITIES LENDING COLLATERAL -- (8.2%)
(S)@  DFA Short Term Investment Fund                        611,875   7,079,391
                                                                    -----------
TOTAL INVESTMENTS -- (100.0%) (Cost $78,386,052)                    $86,030,697
                                                                    ===========

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                    -------------------------------------------
                                      LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                    ----------- ----------- ------- -----------
Common Stocks
   Australia                                 -- $ 4,168,158   --    $ 4,168,158
   Austria                                   --     200,752   --        200,752
   Belgium                                   --   1,181,049   --      1,181,049
   Canada                           $ 7,050,726          --   --      7,050,726
   Denmark                                   --   1,457,608   --      1,457,608
   Finland                                   --     830,502   --        830,502
   France                               941,250   7,681,161   --      8,622,411
   Germany                              593,172   5,839,547   --      6,432,719
   Hong Kong                                 --   1,563,042   --      1,563,042
   Ireland                               17,334      78,970   --         96,304
   Israel                                    --     232,247   --        232,247
   Italy                                     --   1,443,630   --      1,443,630
   Japan                                391,608  15,377,767   --     15,769,375
   Netherlands                          235,658   2,677,864   --      2,913,522
   New Zealand                               --      42,569   --         42,569
   Norway                                    --     578,055   --        578,055
   Portugal                                  --      29,419   --         29,419
   Singapore                                 --     985,703   --        985,703
   Spain                                     --   2,044,783   --      2,044,783
   Sweden                                    --   2,370,274   --      2,370,274
   Switzerland                          159,704   7,314,493   --      7,474,197
   United Kingdom                     9,489,062   3,717,756   --     13,206,818
Preferred Stocks
   Germany                                   --     233,024   --        233,024
Rights/Warrants
   Australia                                 --          --   --             --
   France                                    --       8,181   --          8,181
   Hong Kong                                 --         513   --            513
   Spain                                     --      15,725   --         15,725
Securities Lending Collateral                --   7,079,391   --      7,079,391
                                    ----------- -----------   --    -----------
TOTAL                               $18,878,514 $67,152,183   --    $86,030,697
                                    =========== ===========   ==    ===========

                  INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                            SHARES   VALUE++
                                                            ------- ----------
COMMON STOCKS -- (89.8%)

AUSTRALIA -- (6.1%)
    Adelaide Brighton, Ltd.                                   9,038 $   32,944
    AGL Energy, Ltd.                                          4,104     60,247
#   ALS, Ltd.                                                11,011     77,011
#*  Alumina, Ltd.                                           104,594    131,385
    Amalgamated Holdings, Ltd.                                2,620     21,422
    Amcor, Ltd.                                               5,257     50,451
    AMP, Ltd.                                                61,115    287,617
    AP Eagers, Ltd.                                           1,533      7,205
    APA Group                                                13,940     86,405
#*  Aquila Resources, Ltd.                                    5,559     12,967
    ARB Corp., Ltd.                                             474      5,383
    Arrium, Ltd.                                             45,969     51,230
    Asciano, Ltd.                                            28,690    144,781
    ASX, Ltd.                                                 3,431    113,539
#   Atlas Iron, Ltd.                                         50,565     42,885
    Aurizon Holdings, Ltd.                                   12,772     61,666
*   Aurora Oil & Gas, Ltd.                                    9,387     35,667
#   Ausdrill, Ltd.                                            2,610      2,264
    Ausenco, Ltd.                                             4,581      2,366
    Austbrokers Holdings, Ltd.                                2,014     19,037
#   Austin Engineering, Ltd.                                  5,812     11,142
    Australia & New Zealand Banking Group, Ltd.              24,858    799,378
*   Australian Agricultural Co., Ltd.                        16,005     19,044
    Australian Pharmaceutical Industries, Ltd.               16,591      8,950
    Automotive Holdings Group, Ltd.                           7,465     27,829
*   AWE, Ltd.                                                22,768     33,261
    Bank of Queensland, Ltd.                                 14,849    169,762
    BC Iron, Ltd.                                             4,113     16,757
    Beach Energy, Ltd.                                       60,347     96,577
    Bega Cheese, Ltd.                                         5,491     26,308
    Bendigo and Adelaide Bank, Ltd.                          16,572    177,612
    BHP Billiton, Ltd.                                       28,535  1,004,906
    BHP Billiton, Ltd. Sponsored ADR                          1,016     71,669
*   Billabong International, Ltd.                            25,506     11,281
*   BlueScope Steel, Ltd.                                    19,711    119,169
#*  Boart Longyear, Ltd.                                     21,171      5,631
    Boral, Ltd.                                              32,200    170,891
#   Bradken, Ltd.                                             8,625     34,039
    Brambles, Ltd.                                            7,912     69,572
    Breville Group, Ltd.                                        823      7,028
    Brickworks, Ltd.                                          1,451     18,088
    BT Investment Management, Ltd.                              674      4,207
#   Cabcharge Australia, Ltd.                                 5,750     20,756
    Caltex Australia, Ltd.                                    3,820     79,297
#   Cardno, Ltd.                                              5,813     37,858
    carsales.com, Ltd.                                        1,936     19,606
#   Cash Converters International, Ltd.                      19,611     19,905
    Cedar Woods Properties, Ltd.                              2,082     14,022
    Coca-Cola Amatil, Ltd.                                    5,020     43,336
#   Cochlear, Ltd.                                              685     37,444
    Commonwealth Bank of Australia                            5,465    402,010

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
AUSTRALIA -- (Continued)
    Computershare, Ltd.                                      3,183 $ 36,690
    CSG, Ltd.                                                9,385    7,637
    CSR, Ltd.                                               19,863   67,646
#   David Jones, Ltd.                                       19,202   70,344
    Decmil Group, Ltd.                                      10,789   20,446
#   Domino's Pizza Enterprises, Ltd.                           618   11,400
    Downer EDI, Ltd.                                        18,658   87,101
#*  Drillsearch Energy, Ltd.                                13,075   19,579
    DuluxGroup, Ltd.                                         5,283   28,218
*   Emeco Holdings, Ltd.                                     7,304    1,779
*   Energy Resources of Australia, Ltd.                      3,419    4,212
#*  Energy World Corp., Ltd.                                19,261    5,115
    Envestra, Ltd.                                          36,163   39,247
    ERM Power, Ltd.                                          2,185    3,725
#   Evolution Mining, Ltd.                                   3,686    2,941
    Fairfax Media, Ltd.                                     77,745   71,034
    Finbar Group, Ltd.                                       8,281   12,752
#   Fleetwood Corp., Ltd.                                      779    1,675
#   Flight Centre Travel Group, Ltd.                           879   44,086
#   Forge Group, Ltd.                                        4,090       --
#   Fortescue Metals Group, Ltd.                            25,112  118,778
    Goodman Fielder, Ltd.                                   53,891   33,821
    GrainCorp, Ltd. Class A                                  2,977   24,553
    GUD Holdings, Ltd.                                       2,204   10,977
    GWA Group, Ltd.                                         11,308   28,372
    Harvey Norman Holdings, Ltd.                            21,088   64,539
    Hills, Ltd.                                              5,705    8,977
#*  Horizon Oil, Ltd.                                       94,750   33,557
    iiNET, Ltd.                                              1,156    7,717
    Iluka Resources, Ltd.                                    8,845   73,483
#   Imdex, Ltd.                                              3,611    2,475
    Incitec Pivot, Ltd.                                     56,668  152,112
    Independence Group NL                                    6,088   24,681
    Insurance Australia Group, Ltd.                         32,083  171,476
    Invocare, Ltd.                                           2,542   25,201
    IOOF Holdings, Ltd.                                      7,032   55,599
    Iress, Ltd.                                              2,924   22,559
    James Hardie Industries P.L.C.                           3,212   41,236
#   JB Hi-Fi, Ltd.                                           2,333   41,924
*   Kingsgate Consolidated, Ltd.                             1,314    1,099
#   Leighton Holdings, Ltd.                                  2,791   49,630
    Lend Lease Group                                        13,680  165,336
#   M2 Group, Ltd.                                           1,303    6,847
*   Macmahon Holdings, Ltd.                                 25,813    2,531
    Macquarie Group, Ltd.                                    4,462  240,410
    McMillan Shakespeare, Ltd.                               2,776   25,145
*   Medusa Mining, Ltd.                                        788    1,324
    Mermaid Marine Australia, Ltd.                          12,228   24,359
    Mincor Resources NL                                      3,984    2,986
    Mineral Resources, Ltd.                                  4,525   49,131
#   Monadelphous Group, Ltd.                                 1,970   32,119
    Mortgage Choice, Ltd.                                    2,795    6,900

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
AUSTRALIA -- (Continued)
#   Mount Gibson Iron, Ltd.                                 26,826 $ 18,320
#   Myer Holdings, Ltd.                                     20,385   42,231
    National Australia Bank, Ltd.                           23,943  788,380
    Navitas, Ltd.                                            4,396   30,145
    New Hope Corp., Ltd.                                     1,554    4,516
*   Newcrest Mining, Ltd.                                   11,589  113,030
    NIB Holdings, Ltd.                                       9,127   23,365
    Northern Star Resources, Ltd.                           22,898   25,048
    NRW Holdings, Ltd.                                      23,027   24,090
#   Nufarm, Ltd.                                             5,456   21,106
    Oil Search, Ltd.                                         7,708   63,861
    Orica, Ltd.                                              6,857  139,941
    Origin Energy, Ltd.                                     23,532  326,904
    Orora, Ltd.                                              5,257    6,816
    OZ Minerals, Ltd.                                       11,740   40,404
    Pacific Brands, Ltd.                                    24,707   11,633
#*  Paladin Energy, Ltd.                                    32,268   13,123
    PanAust, Ltd.                                           22,443   33,751
    Panoramic Resources, Ltd.                                9,832    5,768
*   Peet, Ltd.                                               4,909    5,883
    Perpetual, Ltd.                                            554   24,252
    Platinum Asset Management, Ltd.                          5,106   31,369
    Premier Investments, Ltd.                                2,662   24,586
    Programmed Maintenance Services, Ltd.                    7,117   18,845
#*  Qantas Airways, Ltd.                                    73,331   83,417
    QBE Insurance Group, Ltd.                               20,207  218,087
    RCR Tomlinson, Ltd.                                      2,571    6,547
    REA Group, Ltd.                                            281   12,255
*   Recall Holdings, Ltd.                                    1,582    6,684
*   Red Fork Energy, Ltd.                                   23,710    2,315
#   Regis Resources, Ltd.                                    5,460   12,382
*   Resolute Mining, Ltd.                                   13,592    7,683
    Retail Food Group, Ltd.                                  1,521    5,915
    Ridley Corp., Ltd.                                       4,192    3,291
    Rio Tinto, Ltd.                                          4,259  245,613
*   Roc Oil Co., Ltd.                                       10,956    4,893
#   SAI Global, Ltd.                                        10,948   43,500
*   Sandfire Resources NL                                    4,951   26,301
    Santos, Ltd.                                            22,199  284,621
*   Saracen Mineral Holdings, Ltd.                          90,687   27,920
    Seek, Ltd.                                               4,297   67,299
*   Senex Energy, Ltd.                                      31,721   19,703
    Seven Group Holdings, Ltd.                               3,625   27,768
    Seven West Media, Ltd.                                  22,987   39,941
    Sigma Pharmaceuticals, Ltd.                             44,464   30,008
#*  Silver Lake Resources, Ltd.                              1,410      540
#*  Sims Metal Management, Ltd.                              5,998   54,856
    Skilled Group, Ltd.                                      6,146   15,718
#   SMS Management & Technology, Ltd.                          974    3,402
    Sonic Healthcare, Ltd.                                   4,576   75,482
    Southern Cross Media Group, Ltd.                        14,928   17,877
    SP AusNet                                               26,894   35,047

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
AUSTRALIA -- (Continued)
    Spark Infrastructure Group                              28,821 $    47,361
#*  St Barbara, Ltd.                                        10,906       2,192
    STW Communications Group, Ltd.                          19,193      25,211
    Suncorp Group, Ltd.                                     14,703     178,556
#   Super Retail Group, Ltd.                                 3,035      28,727
#   Sydney Airport                                           6,150      24,166
    Tassal Group, Ltd.                                       5,025      19,389
    Telstra Corp., Ltd.                                      8,140      39,578
#*  Ten Network Holdings, Ltd.                              59,087      14,884
    TFS Corp., Ltd.                                          9,688      15,344
#   Toll Holdings, Ltd.                                     24,809     122,373
    Tox Free Solutions, Ltd.                                 2,925       9,419
    TPG Telecom, Ltd.                                        2,043      11,329
*   Transfield Services, Ltd.                               16,546      14,817
*   Transpacific Industries Group, Ltd.                     49,472      51,446
    Transurban Group                                        13,091      88,414
#*  Troy Resources, Ltd.                                       443         404
#   UGL, Ltd.                                                5,085      31,980
    UXC, Ltd.                                                5,386       4,232
    Village Roadshow, Ltd.                                   3,337      21,909
#*  Virgin Australia Holdings, Ltd.                         73,965      25,457
    Wesfarmers, Ltd.                                        13,904     553,360
#   Western Areas, Ltd.                                      5,005      19,319
    Westpac Banking Corp.                                   19,827     649,424
#*  Whitehaven Coal, Ltd.                                   22,370      30,483
    Woodside Petroleum, Ltd.                                 5,437     206,666
    Woolworths, Ltd.                                         2,773      96,367
    WorleyParsons, Ltd.                                      2,526      39,612
                                                                   -----------
TOTAL AUSTRALIA                                                     12,498,139
                                                                   -----------
AUSTRIA -- (0.6%)
    Agrana Beteiligungs AG                                      20       2,315
    Andritz AG                                                 982      61,001
    Atrium European Real Estate, Ltd.                        1,115       6,422
*   BUWOG AG                                                   641      11,770
    Conwert Immobilien Invest SE                             1,925      27,735
    DO & CO AG                                                 270      15,784
    Erste Group Bank AG                                      6,139     206,420
    EVN AG                                                   1,416      19,733
#   Flughafen Wien AG                                          467      45,849
    IMMOFINANZ AG                                           12,835      47,664
#   Kapsch TrafficCom AG                                        86       4,773
#   Lenzing AG                                                 120       7,660
#   Mayr Melnhof Karton AG                                     246      31,321
#   Oesterreichische Post AG                                   563      28,774
    OMV AG                                                   3,075     143,770
    Palfinger AG                                               416      15,394
    POLYTEC Holding AG                                         362       3,638
    Raiffeisen Bank International AG                         3,991     126,158
    RHI AG                                                     290      10,151
    S IMMO AG                                                1,407      11,121
#   Schoeller-Bleckmann Oilfield Equipment AG                  164      20,848

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
AUSTRIA -- (Continued)
    Semperit AG Holding                                         494  $   27,580
    Strabag SE                                                   84       2,348
    Telekom Austria AG                                        5,623      55,803
    UNIQA Insurance Group AG                                    711       9,082
#   Verbund AG                                                1,206      23,383
    Vienna Insurance Group AG Wiener Versicherung Gruppe      1,086      58,082
    Voestalpine AG                                            3,215     146,859
    Wienerberger AG                                           4,685      86,960
    Zumtobel AG                                               1,877      39,028
                                                                     ----------
TOTAL AUSTRIA                                                         1,297,426
                                                                     ----------
BELGIUM -- (1.1%)
    Ackermans & van Haaren NV                                 1,045     135,132
    Ageas                                                     6,586     283,433
*   AGFA-Gevaert NV                                           7,190      27,547
    Arseus NV                                                 1,215      68,823
    Banque Nationale de Belgique                                  2       9,655
    Barco NV                                                    392      29,214
#   Belgacom SA                                               5,226     159,955
    Cie d'Entreprises CFE                                       102      11,239
    Cie Maritime Belge SA                                       333       9,896
    Colruyt SA                                                  585      33,079
    D'ieteren SA                                                745      34,466
#   Delhaize Group SA                                         2,582     192,264
    Delhaize Group SA Sponsored ADR                           5,552     103,711
    Econocom Group                                              801       8,590
    Elia System Operator SA                                   1,004      53,253
    EVS Broadcast Equipment SA                                  367      23,240
    Exmar NV                                                  1,088      18,160
*   Ion Beam Applications                                       595       8,230
    KBC Groep NV                                              5,395     329,218
    Kinepolis Group NV                                          141      27,604
#   Lotus Bakeries                                                6       6,665
    Melexis NV                                                  506      20,347
    Mobistar SA                                               1,345      26,248
    NV Bekaert SA                                             1,317      53,599
#   Nyrstar NV                                                3,526      14,039
    Recticel SA                                                 358       3,224
    Sipef SA                                                     26       2,271
    Solvay SA                                                 1,105     179,071
    Telenet Group Holding NV                                    861      50,494
    Tessenderlo Chemie NV                                       974      29,828
#*  ThromboGenics NV                                            592      18,861
#   Umicore SA                                                3,637     178,281
    Van de Velde NV                                             436      23,207
                                                                     ----------
TOTAL BELGIUM                                                         2,172,844
                                                                     ----------
BRAZIL -- (0.0%)
*   MBAC Fertilizer Corp.                                     1,200         602
                                                                     ----------
CANADA -- (9.1%)
*   5N Plus, Inc.                                             4,100      18,068

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
CANADA -- (Continued)
    Absolute Software Corp.                                      3,700 $ 23,191
*   Advantage Oil & Gas, Ltd.                                    7,920   50,148
    Aecon Group, Inc.                                            1,657   27,832
#   AG Growth International, Inc.                                  200    7,916
    AGF Management, Ltd. Class B                                 1,700   18,938
    Agnico Eagle Mines, Ltd.                                     3,299   97,518
    Agrium, Inc.                                                 1,097  105,389
    Aimia, Inc.                                                  3,000   48,310
*   Ainsworth Lumber Co., Ltd.                                   2,800    9,605
    Alacer Gold Corp.                                           11,696   27,958
    Alamos Gold, Inc.(2411707)                                   1,088   10,175
*   Alamos Gold, Inc.(011527108)                                 1,200   11,184
*   Alexco Resource Corp.                                        1,285    1,658
#   Algonquin Power & Utilities Corp.                            7,894   56,754
    Alimentation Couche Tard, Inc. Class B                       1,500   42,275
    Alliance Grain Traders, Inc.                                   300    5,017
#   AltaGas, Ltd.                                                2,300   97,997
    Altus Group, Ltd.                                              400    7,098
#*  Alvopetro Energy, Ltd.                                         700      607
#   ARC Resources, Ltd.                                          2,500   74,175
*   Argonaut Gold, Inc.                                          3,300   12,194
*   Artek Exploration, Ltd.                                      8,000   31,166
    Atco, Ltd. Class I                                             800   39,057
*   Athabasca Oil Corp.                                         11,500   85,407
*   ATS Automation Tooling Systems, Inc.                         3,200   41,458
    AuRico Gold, Inc.                                           10,768   44,795
    AutoCanada, Inc.                                               400   25,546
*   Avigilon Corp.                                                 547   12,881
#*  B2Gold Corp.                                                25,563   73,467
    Badger Daylighting, Ltd.                                       600   20,911
    Bank of Montreal                                             8,519  587,300
    Bank of Nova Scotia                                         11,901  723,343
*   Bankers Petroleum, Ltd.                                      7,000   38,128
    Barrick Gold Corp.                                          17,543  306,476
    Baytex Energy Corp.                                            905   37,648
    BCE, Inc.                                                      800   35,632
#   Bell Aliant, Inc.                                            1,300   32,024
*   Bellatrix Exploration, Ltd.                                  7,224   70,259
*   Birchcliff Energy, Ltd.                                      4,100   47,544
    Black Diamond Group, Ltd.                                    1,000   31,440
#*  BlackBerry, Ltd.                                            21,014  160,967
*   BlackPearl Resources, Inc.                                  10,381   29,172
*   BNK Petroleum, Inc.                                          9,658   18,416
#   Bombardier, Inc. Class B                                    10,500   42,247
#   Bonavista Energy Corp.                                       7,239  113,732
#   Bonterra Energy Corp.                                          500   26,080
    Boralex, Inc. Class A                                        1,000   11,642
    Brookfield Asset Management, Inc. Class A                    1,760   73,881
*   Brookfield Residential Properties, Inc.                        457    8,962
    Calfrac Well Services, Ltd.                                  1,600   55,399
*   Calvalley Petroleums, Inc. Class A                           1,493    2,152
    Cameco Corp.                                                 7,189  153,054

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
CANADA -- (Continued)
    Canaccord Genuity Group, Inc.                                3,400 $ 29,376
    Canadian Imperial Bank of Commerce                           2,899  258,736
    Canadian National Railway Co.                                2,495  146,132
    Canadian Natural Resources, Ltd.                            12,687  517,249
    Canadian Oil Sands, Ltd.                                     7,097  153,848
    Canadian Pacific Railway, Ltd.                                 300   46,791
    Canadian Tire Corp., Ltd. Class A                            1,900  186,611
    Canadian Utilities, Ltd. Class A                               700   25,859
    Canadian Western Bank                                        2,800   94,879
    Canam Group, Inc. Class A                                    1,400   17,908
    CanElson Drilling, Inc.                                      4,900   36,748
    Canexus Corp.                                                3,400   14,952
*   Canfor Corp.                                                 2,200   49,899
    Canfor Pulp Products, Inc.                                   1,300   14,446
#   Canyon Services Group, Inc.                                  2,376   32,690
#   Capital Power Corp.                                          1,700   38,186
    Capstone Infrastructure Corp.                                8,300   30,669
*   Capstone Mining Corp.                                       16,300   42,979
    Cascades, Inc.                                               4,200   24,601
*   Catamaran Corp                                               1,690   63,798
    CCL Industries, Inc. Class B                                   785   71,377
*   Celestica, Inc.                                              7,581   84,149
    Cenovus Energy, Inc.                                         2,097   62,428
    Centerra Gold, Inc.                                          5,442   27,904
*   Cequence Energy, Ltd.                                        6,404   17,645
    Cervus Equipment Corp.                                         600   11,775
*   CGI Group, Inc. Class A                                      2,196   79,210
*   China Gold International Resources Corp., Ltd.               5,000   12,864
    Churchill Corp. Class A                                      1,300   13,130
    CI Financial Corp.                                           1,000   32,480
#   Cineplex, Inc.                                               1,400   52,766
    Cogeco Cable, Inc.                                             502   27,481
    Cogeco, Inc.                                                   175    9,171
    Colabor Group, Inc.                                            500    1,588
*   COM DEV International, Ltd.                                  1,400    4,662
    Computer Modelling Group, Ltd.                                 300    8,178
    Constellation Software, Inc.                                   100   22,148
    Contrans Group, Inc. Class A                                   527    6,914
*   Copper Mountain Mining Corp.                                11,097   23,590
#   Corus Entertainment, Inc. Class B                            3,700   83,111
    Cott Corp.                                                   5,107   41,469
#   Crescent Point Energy Corp.                                  4,478  182,176
*   Crew Energy, Inc.                                            5,100   57,791
*   Crocotta Energy, Inc.                                        1,600    5,489
    Davis + Henderson Corp.                                      2,129   61,653
*   DeeThree Exploration, Ltd.                                   3,900   41,774
*   Delphi Energy Corp.                                          8,492   25,955
#*  Denison Mines Corp.                                          3,500    4,790
*   Descartes Systems Group, Inc. (The)                            100    1,355
    DHX Media, Ltd.                                              1,100    4,948
    Dollarama, Inc.                                                300   24,951
*   Dominion Diamond Corp.                                       2,408   30,317

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
CANADA -- (Continued)
    Dorel Industries, Inc. Class B                                 989 $ 35,444
*   Dundee Precious Metals, Inc.                                 4,000   13,284
    Eldorado Gold Corp.(284902103)                               7,243   44,182
    Eldorado Gold Corp.(2307873)                                 9,703   59,136
#   Emera, Inc.                                                    800   24,743
    Empire Co., Ltd.                                               865   54,715
#   Enbridge Income Fund Holdings, Inc.                          1,100   26,736
    Enbridge, Inc.(2466149)                                      2,200  106,161
    Enbridge, Inc.(29250N105)                                      602   29,071
    Encana Corp.                                                 2,347   54,474
*   Endeavour Mining Corp.                                       4,500    3,531
*   Endeavour Silver Corp.                                       4,949   22,617
    Enerplus Corp.                                               8,340  185,231
    Enghouse Systems, Ltd.                                         200    5,702
    Ensign Energy Services, Inc.                                 4,200   66,101
*   Essential Energy Services Trust                              2,400    6,262
    Evertz Technologies, Ltd.                                    1,400   20,820
#   Exchange Income Corp.                                          200    3,389
#   Extendicare, Inc.                                            2,000   12,299
    Fairfax Financial Holdings, Ltd.                               427  186,181
    Finning International, Inc.                                  4,000  108,024
    First Capital Realty, Inc.                                   1,651   27,038
*   First Majestic Silver Corp.                                  3,003   28,529
#   First Quantum Minerals, Ltd.                                13,624  271,350
    FirstService Corp.                                             600   29,778
#   Fortis, Inc.                                                 1,100   32,316
*   Fortuna Silver Mines, Inc.(349915108)                        1,312    5,445
*   Fortuna Silver Mines, Inc.(2383033)                          7,299   30,234
#   Genworth MI Canada, Inc.                                     2,079   72,932
    George Weston, Ltd.                                          1,140   85,891
    Gibson Energy, Inc.                                          3,000   80,088
    Gildan Activewear, Inc.                                        802   41,022
    Gluskin Sheff + Associates, Inc.                               500   15,027
    GMP Capital, Inc.                                            1,000    7,582
    Goldcorp, Inc.                                               8,897  219,934
#*  Golden Star Resources, Ltd.                                 12,402    7,581
*   Gran Tierra Energy, Inc.(38500T101)                          2,706   19,348
*   Gran Tierra Energy, Inc.(B2PPCS5)                           11,198   79,588
*   Great Panther Silver, Ltd.                                     753      824
    Great-West Lifeco, Inc.                                      3,224   90,715
*   Heroux-Devtek, Inc.                                            200    2,091
    High Liner Foods, Inc.                                         200    8,084
    Horizon North Logistics, Inc.                                4,600   33,533
    HudBay Minerals, Inc.                                        2,840   24,878
#   Husky Energy, Inc.                                           5,100  166,673
    IAMGOLD Corp.(450913108)                                     4,292   14,979
    IAMGOLD Corp.(2446646)                                       8,100   28,230
    IGM Financial, Inc.                                            200    9,961
*   Imax Corp.                                                     400   10,256
*   Imperial Metals Corp.                                        1,400   17,819
    Imperial Oil, Ltd.                                           2,148  104,822
    Industrial Alliance Insurance & Financial Services, Inc.     2,918  120,469

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
CANADA -- (Continued)
#   Innergex Renewable Energy, Inc.                              4,100 $ 39,651
    Intact Financial Corp.                                       1,900  124,760
*   International Forest Products, Ltd. Class A                  3,000   45,491
    Intertape Polymer Group, Inc.                                1,400   16,426
*   Ithaca Energy, Inc.                                         13,625   35,801
    Jean Coutu Group PJC, Inc. (The) Class A                     2,100   42,324
    Just Energy Group, Inc.(B693818)                             4,023   31,983
#   Just Energy Group, Inc.(B63MCN1)                             1,499   11,912
#   Keyera Corp.                                                   700   46,558
#   Killam Properties, Inc.                                      1,800   17,162
    Kinross Gold Corp.                                          27,330  110,960
#*  Kirkland Lake Gold, Inc.                                     2,200    6,202
*   Knight Therapeutics, Inc.                                      400    2,120
#*  Lake Shore Gold Corp.                                       32,305   25,937
    Laurentian Bank of Canada                                    1,400   60,136
*   Legacy Oil + Gas, Inc.                                       5,483   42,671
#   Leisureworld Senior Care Corp.                               2,400   26,758
    Leon's Furniture, Ltd.                                       1,700   23,358
#   Lightstream Resources, Ltd.                                  6,484   38,986
    Linamar Corp.                                                1,500   75,092
    Loblaw Cos., Ltd.                                            2,192   95,313
#   Long Run Exploration, Ltd.                                   3,800   19,207
*   Lucara Diamond Corp.                                        11,000   19,169
*   Lundin Mining Corp.                                          2,244   11,465
    MacDonald Dettwiler & Associates, Ltd.                         700   54,286
    Magna International, Inc.                                    1,899  186,083
    Major Drilling Group International, Inc.                     3,500   27,526
    Manitoba Telecom Services, Inc.                                900   24,872
    Manulife Financial Corp.                                    20,246  379,613
    Maple Leaf Foods, Inc.                                       3,500   57,830
    Martinrea International, Inc.                                2,900   29,210
#   Medical Facilities Corp.                                       400    6,952
*   MEG Energy Corp.                                             2,400   86,405
#*  MEGA Brands, Inc.                                               93    1,505
    Methanex Corp.                                                 698   43,276
#   Metro, Inc.                                                  1,359   83,768
#   Morneau Shepell, Inc.                                        2,200   32,196
    MTY Food Group, Inc.                                           100    2,764
#   Mullen Group, Ltd.                                           3,635   98,565
    National Bank of Canada                                      3,774  156,635
    Nevsun Resources, Ltd.                                       9,072   32,860
#   New Flyer Industries, Inc.                                   1,976   20,949
*   New Gold, Inc.(644535106)                                    4,011   20,336
*   New Gold, Inc.(2826947)                                     16,399   82,889
*   New Millennium Iron Corp.                                    2,000      748
    Newalta Corp.                                                1,600   29,342
#*  Niko Resources, Ltd.                                         3,600    6,766
    Norbord, Inc.                                                1,000   24,497
*   Nordion, Inc.                                                  800    9,264
#*  North American Palladium, Ltd.                               3,301      956
    North West Co., Inc. (The)                                     468   10,350
    Northland Power, Inc.                                        1,327   20,739

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
CANADA -- (Continued)
#*  Novagold Resources, Inc.                                     5,135 $ 18,084
*   NuVista Energy, Ltd.                                         6,600   65,877
*   OceanaGold Corp.                                            18,166   46,076
    Onex Corp.                                                     700   39,980
    Open Text Corp.                                              1,394   68,780
*   Osisko Mining Corp.                                         12,274   87,907
    Pacific Rubiales Energy Corp.                                8,118  132,504
    Pan American Silver Corp.                                    6,984   90,513
*   Paramount Resources, Ltd. Class A                            1,000   54,414
*   Parex Resources, Inc.                                        2,921   29,209
#   Parkland Fuel Corp.                                            900   16,669
#   Pason Systems, Inc.                                          1,400   38,881
*   Pembina Pipeline Corp.                                       2,202   86,583
    Pengrowth Energy Corp.(70706P104)                            4,002   26,013
#   Pengrowth Energy Corp.(B67M828)                             13,782   89,529
    Penn West Petroleum, Ltd.                                   12,635  114,473
#   Peyto Exploration & Development Corp.                        1,300   47,929
#   PHX Energy Services Corp.                                      600    8,272
    Potash Corp. of Saskatchewan, Inc.                           2,603   94,124
    Precision Drilling Corp.                                     9,971  129,623
    Premium Brands Holdings Corp.                                1,100   21,226
*   Primero Mining Corp.(74164W106)                                700    4,431
*   Primero Mining Corp.(B4Z8FV2)                                3,700   23,394
    Progressive Waste Solutions, Ltd.                            3,200   77,984
    Pure Technologies, Ltd.                                      2,200   14,191
    Quebecor, Inc. Class B                                       2,000   47,169
    Reitmans Canada, Ltd. Class A                                2,100   12,741
    Ritchie Bros Auctioneers, Inc.                               1,701   42,525
*   RMP Energy, Inc.                                             3,649   27,799
    Rocky Mountain Dealerships, Inc.                               200    1,932
    Rogers Communications, Inc. Class B                            800   31,776
#   Rogers Sugar, Inc.                                           3,500   15,647
#   RONA, Inc.                                                   4,300   43,351
    Royal Bank of Canada                                         5,710  381,428
#   Russel Metals, Inc.                                          2,100   61,790
#*  Sandstorm Gold, Ltd.                                         4,900   27,137
*   Sandvine Corp.                                               7,400   26,331
    Saputo, Inc.                                                   825   44,116
    Savanna Energy Services Corp.                                3,100   25,144
*   Scorpio Mining Corp.                                         4,800    1,139
    Sears Canada, Inc.                                           1,313   19,227
    SEMAFO, Inc.                                                12,599   47,129
    Shaw Communications, Inc. Class B                            3,100   75,113
    ShawCor, Ltd.                                                  878   39,108
    Sherritt International Corp.                                 9,158   38,769
*   Sierra Wireless, Inc.                                          800   17,248
*   Silver Standard Resources, Inc.                              4,692   46,498
    Silver Wheaton Corp.                                         2,898   64,336
    SNC-Lavalin Group, Inc.                                        900   40,827
#*  Southern Pacific Resource Corp.                             19,107    5,578
#*  SouthGobi Resources, Ltd.                                      800      511
    Sprott Resource Corp.                                        1,300    3,001

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
CANADA -- (Continued)
#   Sprott, Inc.                                                 9,400 $ 27,873
#   Spyglass Resources Corp.                                     3,710    6,127
    Stantec, Inc.                                                  667   39,533
    Stella-Jones, Inc.                                             400   10,934
    Student Transportation, Inc.                                   700    4,340
    Sun Life Financial, Inc.                                     8,091  273,799
    Suncor Energy, Inc.                                         21,740  839,164
*   SunOpta, Inc.                                                5,300   61,557
#   Superior Plus Corp.                                          4,181   50,391
#   Surge Energy, Inc.                                           4,900   30,981
#*  TAG Oil, Ltd.                                                1,089    3,169
    Talisman Energy, Inc.                                       11,261  116,326
*   Taseko Mines, Ltd.                                           7,200   15,569
    Teck Resources, Ltd. Class B                                 5,945  135,368
    TELUS Corp.                                                    200    7,054
*   Thompson Creek Metals Co., Inc.                              6,318   16,932
    Thomson Reuters Corp.                                        3,405  123,193
    Tim Hortons, Inc.                                              700   38,423
*   Timmins Gold Corp.                                           3,900    5,480
    TMX Group, Ltd.                                                470   24,760
    TORC Oil & Gas, Ltd.                                         2,700   32,960
    Toromont Industries, Ltd.                                    1,095   27,084
    Toronto-Dominion Bank (The)                                 18,099  870,381
    Torstar Corp. Class B                                        1,200    7,149
    Total Energy Services, Inc.                                  1,800   35,473
*   Tourmaline Oil Corp.                                         1,296   67,123
    TransAlta Corp.                                             12,106  147,935
    TransCanada Corp.                                            3,600  167,868
    Transcontinental, Inc. Class A                               2,695   39,268
    TransForce, Inc.                                             2,765   60,368
*   TransGlobe Energy Corp.(893662106)                             500    3,900
*   TransGlobe Energy Corp.(2470548)                             1,000    7,792
    Trican Well Service, Ltd.                                    5,000   71,621
    Trilogy Energy Corp.                                         1,000   27,371
    Trinidad Drilling, Ltd.                                      4,600   51,454
*   Turquoise Hill Resources, Ltd.(B7WJ1F5)                     16,200   62,964
*   Turquoise Hill Resources, Ltd.(900435108)                    3,396   13,244
#   Twin Butte Energy, Ltd.                                     13,668   29,430
    Valener, Inc.                                                  800   11,394
#   Veresen, Inc.                                                3,600   53,242
#   Vermilion Energy, Inc.                                         600   39,923
#   Wajax Corp.                                                    900   29,109
    West Fraser Timber Co., Ltd.                                 1,800   80,471
    Western Energy Services Corp.                                2,600   26,710
    Western Forest Products, Inc.                                6,614   13,215
    Westshore Terminals Investment Corp.                           200    6,500
    Whistler Blackcomb Holdings, Inc.                              500    7,481
#   Whitecap Resources, Inc.                                     6,155   81,202
    Wi-Lan, Inc.                                                 5,600   17,218
    Winpak, Ltd.                                                   189    4,763
    WSP Global, Inc.                                             1,400   47,912
    Yamana Gold, Inc.                                           14,406  107,757

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------ -----------
CANADA -- (Continued)
#   Zargon Oil & Gas, Ltd.                                      600 $     5,288
    ZCL Composites, Inc.                                      1,726       9,937
                                                                    -----------
TOTAL CANADA                                                         18,662,049
                                                                    -----------
DENMARK -- (1.2%)
    ALK-Abello A.S.                                             200      27,751
*   Alm Brand A.S.                                            5,886      28,589
    Ambu A.S. Class B                                           377      25,209
*   Auriga Industries A.S. Class B                              487      18,036
*   Bang & Olufsen A.S.                                       2,210      22,826
*   Bavarian Nordic A.S.                                      1,032      21,907
    Chr Hansen Holding A.S.                                   2,237     100,855
    Coloplast A.S. Class B                                      418      35,109
    D/S Norden A.S.                                             944      37,757
    Danske Bank A.S.                                          7,506     212,369
    Dfds A.S.                                                    74       5,851
    DSV A.S.                                                  6,332     211,484
    East Asiatic Co., Ltd. A.S.                                 260       3,457
#   FLSmidth & Co. A.S.                                       1,058      56,643
*   Genmab A.S.                                                 620      23,097
    GN Store Nord A.S.                                        5,893     142,367
    H Lundbeck A.S.                                           2,480      72,279
    IC Companys A.S.                                            172       5,135
*   Jyske Bank A.S.                                           2,785     153,119
    NKT Holding A.S.                                            891      56,214
    Novozymes A.S. Class B                                    2,034      97,520
    Pandora A.S.                                              1,586     106,913
    PER Aarsleff A.S. Class B                                   239      43,331
    Ringkjoebing Landbobank A.S.                                163      37,296
    Rockwool International A.S. Class B                         254      48,995
    Schouw & Co.                                                735      41,028
    SimCorp A.S.                                              1,120      43,001
    Solar A.S. Class B                                          239      16,531
    Spar Nord Bank A.S.                                       3,872      43,591
*   Sydbank A.S.                                              2,665      71,081
    TDC A.S.                                                 14,814     139,116
*   Topdanmark A.S.                                           3,050      89,242
    Tryg A.S.                                                   623      59,169
    United International Enterprises                             84      16,793
*   Vestas Wind Systems A.S.                                  5,980     265,578
*   William Demant Holding A.S.                                 310      27,780
#*  Zealand Pharma A.S.                                          82       1,014
                                                                    -----------
TOTAL DENMARK                                                         2,408,033
                                                                    -----------
FINLAND -- (1.4%)
#   Aktia Bank Oyj                                            1,256      15,729
    Amer Sports Oyj                                           5,505     113,820
    BasWare Oyj                                                 260      12,320
#   Cargotec Oyj                                              2,056      91,909
    Caverion Corp.                                            3,326      36,951
    Citycon Oyj                                              10,077      37,811
    Elisa Oyj                                                 2,203      65,837

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
FINLAND -- (Continued)
*   Finnair Oyj                                                  981 $    4,093
    Fiskars Oyj Abp                                            1,642     44,553
#   Fortum Oyj                                                10,958    247,564
    HKScan Oyj Class A                                         1,348      7,152
    Huhtamaki Oyj                                              3,131     82,327
    Kemira Oyj                                                 4,009     61,281
    Kesko Oyj Class A                                            790     31,557
    Kesko Oyj Class B                                          2,676    109,536
    Konecranes Oyj                                             1,327     42,831
    Lassila & Tikanoja Oyj                                       590     11,489
    Metsa Board Oyj                                            6,782     31,747
#   Neste Oil Oyj                                              4,482     92,176
#   Nokian Renkaat Oyj                                         2,084     82,930
*   Oriola-KD Oyj Class B                                      7,189     23,834
*   Outokumpu Oyj                                             52,405     16,034
#   Outotec Oyj                                                4,209     47,172
    PKC Group Oyj                                                968     32,110
*   Poyry Oyj                                                    493      2,727
    Raisio P.L.C. Class V                                      4,905     32,082
    Ramirent Oyj                                               2,442     27,372
*   Rautaruukki Oyj                                            4,587     57,146
    Sampo Class A                                              7,907    392,974
    Sanoma Oyj                                                 4,560     30,705
#   Stockmann Oyj Abp                                            832     11,816
    Stora Enso Oyj Class R                                    20,818    212,585
    Technopolis Oyj                                            2,001     12,181
    Tieto Oyj                                                  1,892     51,775
    Tikkurila Oyj                                                677     16,802
    UPM-Kymmene Oyj                                           24,046    421,137
    Uponor Oyj                                                   843     16,699
    Vacon P.L.C.                                                 176      7,302
    Vaisala Oyj Class A                                          133      4,328
    Wartsila Oyj Abp                                           2,431    135,711
#   YIT Oyj                                                    4,403     45,289
                                                                     ----------
TOTAL FINLAND                                                         2,821,394
                                                                     ----------
FRANCE -- (7.1%)
#   Accor SA                                                   1,411     69,082
    Aeroports de Paris                                           251     31,213
    Air Liquide SA                                               836    119,604
    Airbus Group NV                                            1,827    125,588
    Akka Technologies SA                                         621     22,501
    Albioma                                                    1,414     39,484
    Alten SA                                                   1,152     58,858
    Altran Technologies SA                                     5,511     60,083
    April                                                      1,193     28,517
    Arkema SA                                                  1,022    114,149
    Assystem                                                     402     12,958
    AtoS                                                       1,235    106,694
    AXA SA                                                    23,354    609,446
*   Beneteau SA                                                  497      8,610
    BioMerieux                                                   526     57,458

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
FRANCE -- (Continued)
    BNP Paribas SA                                              13,156 $988,601
    Boiron SA                                                      290   24,463
    Bonduelle SCA                                                1,111   32,222
    Bongrain SA                                                     84    7,345
    Bourbon SA                                                   1,518   50,092
*   Boursorama                                                     343    5,746
*   Bull                                                         1,718    9,118
    Bureau Veritas SA                                              640   19,613
    Cap Gemini SA                                                2,310  163,210
#   Carrefour SA                                                 6,918  269,671
    Casino Guichard Perrachon SA                                 1,640  208,974
*   Cegedim SA                                                     334   12,257
*   CGG SA                                                       2,028   35,088
    Christian Dior SA                                              198   40,740
    Cie de St-Gobain                                             7,158  438,538
*   Cie des Alpes                                                  283    6,354
    Cie Generale des Etablissements Michelin                     3,386  415,228
    Ciments Francais SA                                            155   16,669
*   Club Mediterranee SA                                           316    8,239
    CNP Assurances                                               4,328   99,845
*   Credit Agricole SA                                          20,273  319,876
    Danone SA                                                    1,274   94,071
    Dassault Systemes                                              406   49,961
    Derichebourg SA                                              1,773    6,912
    Edenred                                                      4,004  135,330
    Eiffage SA                                                   1,139   86,099
    Electricite de France SA                                     2,990  114,819
#   Eramet                                                         319   41,610
    Essilor International SA                                     1,049  112,335
    Esso SA Francaise                                               70    3,836
    Etablissements Maurel et Prom                                2,968   52,956
    Euler Hermes SA                                                603   72,754
    Eurofins Scientific SE                                          66   18,328
    Eutelsat Communications SA                                   1,730   59,509
    Faiveley Transport SA                                          121    9,967
*   Faurecia                                                     2,148   96,687
    Fimalac                                                        134   11,416
#   GDF Suez                                                    18,302  461,273
    GL Events                                                      119    2,997
    Groupe Eurotunnel SA                                        16,849  226,195
*   Groupe Fnac                                                     60    2,870
    Groupe Steria SCA                                            1,614   45,460
*   Haulotte Group SA                                            1,255   23,970
    Havas SA                                                     8,233   65,528
    Iliad SA                                                       110   29,655
    Imerys SA                                                    1,002   87,993
#   Ingenico                                                       955   83,335
    Interparfums SA                                                141    6,447
    Ipsen SA                                                     1,199   53,236
    IPSOS                                                        1,229   47,735
    Jacquet Metal Service                                        1,075   23,046
    JCDecaux SA                                                  1,491   61,206

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
FRANCE -- (Continued)
    Kering                                                         242 $ 53,523
    Korian-Medica                                                1,315   49,356
#   L'Oreal SA                                                     556   95,824
    Lagardere SCA                                                3,973  166,510
    Legrand SA                                                   1,547   99,961
    LISI                                                           167   27,086
    LVMH Moet Hennessy Louis Vuitton SA                            791  155,822
    Manitou BF SA                                                  323    6,111
    Mersen                                                         323   10,343
    Metropole Television SA                                      1,582   33,905
    MGI Coutier                                                     68   13,161
    Montupet                                                       560   46,353
    Natixis                                                     22,875  162,382
#   Naturex                                                        174   15,272
    Neopost SA                                                   1,447  118,818
    Nexans SA                                                      923   51,966
    Nexity SA                                                      921   41,314
    Norbert Dentressangle SA                                       126   21,601
*   NRJ Group                                                      384    4,746
    Orange SA                                                   28,976  469,448
    Orpea                                                        1,027   74,709
*   Parrot SA                                                      437   13,366
#*  Peugeot SA                                                   9,470  167,552
*   Pierre & Vacances SA                                           349   14,715
    Plastic Omnium SA                                            1,239   42,157
    Publicis Groupe SA                                             927   79,304
    Rallye SA                                                    1,010   51,372
    Rexel SA                                                     6,479  163,575
    Rubis SCA                                                    1,112   79,178
    Saft Groupe SA                                               1,062   37,768
    Sartorius Stedim Biotech                                        52    9,884
    SCOR SE                                                      6,504  237,999
    SEB SA                                                         552   50,945
    SES SA                                                       2,071   78,027
    Societe BIC SA                                                 454   60,233
    Societe d'Edition de Canal +                                 2,883   25,370
    Societe Generale SA                                          9,494  591,260
#   Societe Television Francaise 1                               4,190   71,347
    Sodexo                                                         440   47,438
#*  SOITEC                                                       9,334   28,196
#*  Solocal Group                                                2,755    6,290
    Sopra Group SA                                                  71    8,173
*   Ste Industrielle d'Aviation Latecoere SA                       777   14,356
    Stef SA                                                        175   13,840
    STMicroelectronics NV(5962332)                              19,533  186,270
#   STMicroelectronics NV(861012102)                             3,197   30,340
*   Store Electronic                                               567   12,594
    Suez Environnement Co.                                       4,751   93,355
    Synergie SA                                                    618   17,888
*   Technicolor SA                                               1,882   14,071
    Technip SA                                                     870   97,926
    Teleperformance                                              1,878  107,708

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
FRANCE -- (Continued)
    Tessi SA                                                    32 $     4,007
    Thermador Groupe                                            80       8,832
    Total Gabon                                                 20      12,186
    Total SA                                                19,994   1,430,454
    Total SA Sponsored ADR                                   6,978     497,113
*   Trigano SA                                               1,173      32,499
*   UBISOFT Entertainment                                    3,630      67,742
    Valeo SA                                                 1,785     245,133
    Vallourec SA                                             3,680     217,471
#   Veolia Environnement SA                                  5,399     100,723
    Veolia Environnement SA ADR                              1,130      21,221
    Vicat                                                      563      48,859
#   Vilmorin & Cie SA                                          173      22,797
    Vinci SA                                                 3,877     292,738
    Virbac SA                                                  119      28,530
    Vivendi SA                                              15,684     421,378
    Zodiac Aerospace                                         3,590     119,359
                                                                   -----------
TOTAL FRANCE                                                        14,565,420
                                                                   -----------
GERMANY -- (6.0%)
*   Aareal Bank AG                                           2,207     100,318
    Adidas AG                                                1,511     161,528
*   ADVA Optical Networking SE                                 893       4,006
*   Aixtron SE                                               2,254      35,888
#   Allianz SE                                               5,674     987,445
    Amadeus Fire AG                                            146      12,701
    Aurubis AG                                                 720      38,466
    Axel Springer SE                                         1,723     105,210
#   BASF SE                                                  4,083     473,651
    Bayerische Motoren Werke AG                              4,086     513,630
    BayWa AG                                                   473      26,831
    Bechtle AG                                                 510      45,383
    Bertrandt AG                                                60       9,089
    Bijou Brigitte AG                                          144      14,019
    Bilfinger SE                                             1,459     173,950
#   Biotest AG                                                 105      12,955
    Borussia Dortmund GmbH & Co. KGaA                          655       3,416
    Brenntag AG                                              1,161     210,316
#   CANCOM SE                                                  387      17,064
    Carl Zeiss Meditec AG                                      484      14,736
    CAT Oil AG                                               1,276      26,771
    Celesio AG                                               3,394     117,956
    CENTROTEC Sustainable AG                                   278       7,116
    Cewe Stiftung & Co. KGAA                                   251      19,776
    Comdirect Bank AG                                        2,126      24,508
*   Commerzbank AG                                          21,499     383,352
    CompuGroup Medical AG                                      707      18,858
    Continental AG                                             336      79,062
    CropEnergies AG                                            700       4,592
    CTS Eventim AG                                             415      26,435
#   Deutsche Bank AG                                        11,410     502,382
    Deutsche Boerse AG                                       1,175      86,166

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
GERMANY -- (Continued)
    Deutsche Telekom AG                                     31,094 $522,412
#   Deutsche Wohnen AG(B0YZ0Z5)                              4,275   91,773
*   Deutsche Wohnen AG(BFLR888)                              2,647   55,450
*   Dialog Semiconductor P.L.C.                              2,684   67,992
    DMG MORI SEIKI AG                                        2,143   67,529
    Draegerwerk AG & Co. KGaA                                  215   22,080
    Drillisch AG                                             1,920   71,689
#   Duerr AG                                                   597   47,238
    E.ON SE                                                 21,051  403,229
    Eckert & Ziegler AG                                        144    5,004
    Elmos Semiconductor AG                                     500   10,073
    ElringKlinger AG                                         1,047   42,271
#   Euromicron AG                                              154    2,823
#*  Evotec AG                                                4,707   23,539
    Fielmann AG                                                192   25,975
    Fraport AG Frankfurt Airport Services Worldwide          1,063   78,616
    Freenet AG                                               3,538  122,532
    Fresenius Medical Care AG & Co. KGaA                     3,768  259,606
#   Fuchs Petrolub SE                                          247   22,772
    GEA Group AG                                             3,525  157,879
#   Gerresheimer AG                                          1,260   85,537
#   Gerry Weber International AG                               500   26,408
    Gesco AG                                                    44    4,579
    GFK SE                                                     320   16,516
    Grammer AG                                                 258   14,258
*   H&R AG                                                     304    3,017
    Hamburger Hafen und Logistik AG                          1,013   24,567
#   Hannover Rueck SE                                        2,276  212,082
    HeidelbergCement AG                                      3,328  289,164
#*  Heidelberger Druckmaschinen AG                          12,760   40,471
    Henkel AG & Co. KGaA                                       450   46,268
#   Hochtief AG                                              1,240  115,612
    Homag Group AG                                             206    6,019
    Hornbach Baumarkt AG                                       417   17,452
    Hugo Boss AG                                               361   50,153
    Indus Holding AG                                           721   33,838
    Infineon Technologies AG                                20,106  233,778
    Jenoptik AG                                              1,909   31,865
#   K+S AG                                                   5,865  205,510
*   Kloeckner & Co. SE                                       3,589   54,395
    Koenig & Bauer AG                                          107    1,785
    Kontron AG                                               1,056    7,372
    Krones AG                                                  470   44,996
    KUKA AG                                                    800   41,015
    KWS Saat AG                                                 47   16,798
    Lanxess AG                                               3,323  253,051
#   Leoni AG                                                 1,425  106,219
    Linde AG                                                 1,904  395,432
*   Manz AG                                                    353   31,709
*   Metro AG                                                 2,111   84,575
    MLP AG                                                   1,362    9,264
    MTU Aero Engines AG                                      1,553  146,427

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
GERMANY -- (Continued)
#   Muenchener Rueckversicherungs AG                         2,230 $   515,484
    MVV Energie AG                                             175       5,590
*   Nordex SE                                                2,243      35,912
    Norma Group SE                                             800      41,984
    OHB AG                                                     906      25,571
*   Osram Licht AG                                           3,346     175,663
*   Patrizia Immobilien AG                                     985      11,648
    Pfeiffer Vacuum Technology AG                              449      53,409
#   PNE Wind AG                                              2,501       9,625
#   Puma SE                                                    124      36,632
*   QIAGEN NV(5732825)                                       4,695     103,073
*   QIAGEN NV(2437907)                                         526      11,519
    QSC AG                                                   4,310      22,179
    R Stahl AG                                                 104       6,174
#   Rational AG                                                101      32,259
    RWE AG                                                  12,966     494,797
    SAF-Holland SA                                           1,876      28,069
    Salzgitter AG                                            1,246      52,925
    SAP AG                                                   2,028     163,917
    SAP AG Sponsored ADR                                       555      44,949
#   SGL Carbon SE                                              579      19,282
    Siemens AG                                               2,747     362,385
    Sixt SE                                                    330      13,344
*   Sky Deutschland AG                                       4,942      42,413
#   SMA Solar Technology AG                                    616      25,794
    Software AG                                              1,864      70,210
#*  Solarworld AG                                               19         854
    Stada Arzneimittel AG                                    1,005      43,824
*   Stroeer Media AG                                         1,459      25,139
    Suedzucker AG                                            3,533      75,497
*   Suss Microtec AG                                         1,897      18,435
    Symrise AG                                               1,732      87,495
#   Takkt AG                                                   989      20,061
*   Talanx AG                                                  979      37,462
    Telefonica Deutschland Holding AG                        4,151      34,534
*   ThyssenKrupp AG                                          3,078      87,853
#*  Tom Tailor Holding AG                                      934      18,168
#   TUI AG                                                   6,293     104,786
    United Internet AG                                       1,839      79,002
    Vossloh AG                                                 252      24,907
    VTG AG                                                     652      14,413
#   Wacker Chemie AG                                           638      74,997
    Wacker Neuson SE                                         1,765      33,553
    Wincor Nixdorf AG                                          513      33,606
                                                                   -----------
TOTAL GERMANY                                                       12,227,583
                                                                   -----------
HONG KONG -- (2.8%)
    AAC Technologies Holdings, Inc.                          7,500      41,995
    AIA Group, Ltd.                                         90,200     438,696
    APT Satellite Holdings, Ltd.                            21,500      26,988
#   ASM Pacific Technology, Ltd.                             5,300      58,894
    Bank of East Asia, Ltd.                                 22,200      91,706

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
HONG KONG -- (Continued)
    BOC Hong Kong Holdings, Ltd.                             24,500 $ 72,521
*   Brightoil Petroleum Holdings, Ltd.                      139,000   43,174
    Cafe de Coral Holdings, Ltd.                             10,000   31,512
    Cathay Pacific Airways, Ltd.                             19,000   35,957
    Cheung Kong Holdings, Ltd.                               15,000  255,772
    Cheung Kong Infrastructure Holdings, Ltd.                14,000   91,400
    Chevalier International Holdings, Ltd.                    4,000    6,506
    Chong Hing Bank, Ltd.                                     1,094    3,824
    Chow Sang Sang Holdings International, Ltd.              14,000   34,463
#   Chow Tai Fook Jewellery Group, Ltd.                      20,600   29,088
    CITIC Telecom International Holdings, Ltd.               58,000   20,250
    CK Life Sciences International Holdings, Inc.           244,000   24,585
    CLP Holdings, Ltd.                                        6,000   47,967
    CSI Properties, Ltd.                                    390,000   13,616
    Dah Sing Banking Group, Ltd.                             27,328   40,847
    Dah Sing Financial Holdings, Ltd.                         4,520   20,032
    Dorsett Hospitality International, Ltd.                  46,000    8,199
    Emperor Watch & Jewellery, Ltd.                         130,000    9,580
    Esprit Holdings, Ltd.                                    69,600  116,238
    Fairwood Holdings, Ltd.                                   5,500   11,243
    Far East Consortium International, Ltd.                  34,000   12,347
*   FIH Mobile, Ltd.                                         85,000   45,912
    First Pacific Co., Ltd.                                  80,000   88,961
*   G-Resources Group, Ltd.                                 831,600   22,931
    Giordano International, Ltd.                             54,000   36,249
#   Haitong International Securities Group, Ltd.             14,000    7,038
    Hang Lung Group, Ltd.                                    22,000  119,477
    Hang Lung Properties, Ltd.                               46,000  137,797
    Hang Seng Bank, Ltd.                                      8,200  134,086
    HKR International, Ltd.                                  44,800   18,383
    Hong Kong & China Gas Co., Ltd.                          25,200   58,147
    Hong Kong Aircraft Engineering Co., Ltd.                  1,600   18,611
    Hong Kong Exchanges and Clearing, Ltd.                    6,877  123,671
    Hongkong & Shanghai Hotels (The)                         21,000   30,711
    Hongkong Chinese, Ltd.                                   30,000    7,288
    Hopewell Holdings, Ltd.                                  25,500   87,777
    Hutchison Telecommunications Hong Kong Holdings, Ltd.    80,000   26,220
    Hutchison Whampoa, Ltd.                                  21,000  288,109
    Hysan Development Co., Ltd.                              12,000   51,777
    IT, Ltd.                                                 12,000    3,255
    Johnson Electric Holdings, Ltd.                          47,500   45,495
    K Wah International Holdings, Ltd.                       74,000   49,425
*   Kerry Logistics Network, Ltd.                             7,000   10,300
    Kerry Properties, Ltd.                                   22,000   72,731
    Kowloon Development Co., Ltd.                            11,000   13,455
#   L'Occitane International SA                              14,750   36,301
*   Lai Sun Development                                     404,000    9,455
    Li & Fung, Ltd.                                          60,000   87,335
    Lifestyle International Holdings, Ltd.                   14,500   28,346
    Liu Chong Hing Investment, Ltd.                           4,000    7,685
    Luk Fook Holdings International, Ltd.                    19,000   53,950
    Magnificent Estates                                     102,000    4,939

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
HONG KONG -- (Continued)
    Man Wah Holdings, Ltd.                                   19,600 $ 32,189
    Melco International Development, Ltd.                    22,000   67,563
#   Midland Holdings, Ltd.                                   16,000    6,724
    Miramar Hotel & Investment                                4,000    4,947
#*  Mongolian Mining Corp.                                   36,000    2,978
    MTR Corp., Ltd.                                          16,000   60,669
    New World Development Co., Ltd.                         110,666  114,638
#   Newocean Energy Holdings, Ltd.                           58,000   38,379
    NWS Holdings, Ltd.                                       38,884   66,283
    Orient Overseas International, Ltd.                       8,500   40,661
    Pacific Basin Shipping, Ltd.                             79,000   46,408
    Pacific Textiles Holdings, Ltd.                          19,000   24,126
    PCCW, Ltd.                                               97,000   51,720
    Pico Far East Holdings, Ltd.                             32,000    8,565
    Playmates Holdings, Ltd.                                 14,000   18,975
    Power Assets Holdings, Ltd.                               8,500   73,477
    Prada SpA                                                 2,500   20,050
    Regal Hotels International Holdings, Ltd.                12,000    6,961
#   SA SA International Holdings, Ltd.                       32,000   26,846
    Samsonite International SA                               21,000   66,861
    SEA Holdings, Ltd.                                        8,000    4,495
    Shangri-La Asia, Ltd.                                    48,000   78,761
    Shun Tak Holdings, Ltd.                                  46,000   22,598
    Singamas Container Holdings, Ltd.                       136,000   29,503
    Sino Land Co., Ltd.                                      72,000  107,963
    SmarTone Telecommunications Holdings, Ltd.               18,500   19,093
    SOCAM Development, Ltd.                                  12,000   14,559
    Soundwill Holdings, Ltd.                                  6,000   10,387
    Stella International Holdings, Ltd.                      13,500   33,281
    Sun Hung Kai & Co., Ltd.                                 28,000   19,560
    Sun Hung Kai Properties, Ltd.                            19,196  242,836
    Swire Pacific, Ltd. Class A                              15,000  173,146
    Swire Pacific, Ltd. Class B                              17,500   38,855
    Swire Properties, Ltd.                                    5,400   16,332
*   Technovator International, Ltd.                          28,000   14,852
    Techtronic Industries Co.                                23,500   75,085
    Television Broadcasts, Ltd.                              10,600   66,288
    Texwinca Holdings, Ltd.                                  28,000   30,194
    Transport International Holdings, Ltd.                    4,000    7,384
    Trinity, Ltd.                                            32,000    8,231
*   United Laboratories International Holdings, Ltd. (The)   58,000   37,541
    Value Partners Group, Ltd.                               27,000   17,409
    Varitronix International, Ltd.                            6,000    6,653
    Vitasoy International Holdings, Ltd.                     24,000   32,810
    VTech Holdings, Ltd.                                      2,800   38,780
    Wharf Holdings, Ltd.                                     21,000  147,830
    Wheelock & Co., Ltd.                                     25,000  103,514
    Wing Hang Bank, Ltd.                                      6,000   96,734
    Xinyi Glass Holdings, Ltd.                               74,000   58,388
*   Xinyi Solar Holdings, Ltd.                               44,000   11,933

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
HONG KONG -- (Continued)
    Yue Yuen Industrial Holdings, Ltd.                       24,000 $   74,198
                                                                    ----------
TOTAL HONG KONG                                                      5,731,430
                                                                    ----------
IRELAND -- (0.5%)
*   Bank of Ireland                                         687,337    268,372
    CRH P.L.C. Sponsored ADR                                 11,727    343,366
    Dragon Oil P.L.C.                                         3,847     40,931
    FBD Holdings P.L.C.                                       1,219     29,412
    Glanbia P.L.C.                                            2,349     35,081
    Kerry Group P.L.C. Class A                                  714     56,351
    Kingspan Group P.L.C.                                     4,803     90,514
    Smurfit Kappa Group P.L.C.                                5,912    131,706
                                                                    ----------
TOTAL IRELAND                                                          995,733
                                                                    ----------
ISRAEL -- (0.4%)
*   Africa Israel Investments, Ltd.                          10,478     23,012
*   Allot Communications, Ltd.                                  721      9,341
    Azrieli Group                                             1,007     34,088
    Bank Hapoalim BM                                         22,770    128,628
*   Bank Leumi Le-Israel BM                                  23,971     93,793
    Bezeq The Israeli Telecommunication Corp., Ltd.          11,788     21,363
    Cellcom Israel, Ltd.                                      1,000     12,680
*   Ceragon Networks, Ltd.                                      170        452
*   Clal Biotechnology Industries, Ltd.                       6,520     19,169
    Clal Insurance Enterprises Holdings, Ltd.                   937     18,314
*   Compugen, Ltd.                                              637      5,861
    Delek Group, Ltd.                                            43     17,427
    Delta-Galil Industries, Ltd.                                290      8,888
*   Evogene, Ltd.                                               341      5,997
*   EZchip Semiconductor, Ltd.                                  197      4,718
    First International Bank Of Israel, Ltd.                    589      9,500
    Formula Systems 1985, Ltd.                                  217      6,573
    Frutarom Industries, Ltd.                                   938     22,525
    Harel Insurance Investments & Financial Services, Ltd.    3,020     17,239
    Israel Chemicals, Ltd.                                    1,274     11,307
*   Israel Discount Bank, Ltd. Class A                       23,359     41,765
*   Jerusalem Oil Exploration                                   404     17,403
    Matrix IT, Ltd.                                           1,225      7,548
    Melisron, Ltd.                                              178      4,745
    Menorah Mivtachim Holdings, Ltd.                            256      3,075
    Migdal Insurance & Financial Holding, Ltd.               16,725     27,396
    Mizrahi Tefahot Bank, Ltd.                                5,927     79,231
*   Naphtha Israel Petroleum Corp., Ltd.                        779      5,837
    NICE Systems, Ltd. Sponsored ADR                          1,644     71,021
*   Nitsba Holdings 1995, Ltd.                                2,195     33,675
*   Oil Refineries, Ltd.                                     24,794      6,910
    Ormat Industries                                          4,679     34,876
    Osem Investments, Ltd.                                    1,244     29,543
*   Partner Communications Co., Ltd. ADR                      1,321     11,730
    Paz Oil Co., Ltd.                                            95     14,844
    Phoenix Holdings, Ltd. (The)                                361      1,341
    Shikun & Binui, Ltd.                                      4,701     12,245

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
ISRAEL -- (Continued)
    Shufersal, Ltd.                                           1,106 $  4,133
    Strauss Group, Ltd.                                         221    4,000
*   Tower Semiconductor, Ltd.                                   392    3,051
                                                                    --------
TOTAL ISRAEL                                                         885,244
                                                                    --------
ITALY -- (2.8%)
    A2A SpA                                                  74,756   91,479
    ACEA SpA                                                    912   13,088
    Amplifon SpA                                              4,092   26,722
    Ansaldo STS SpA                                           3,307   36,764
*   Arnoldo Mondadori Editore SpA                             3,717    6,877
    Assicurazioni Generali SpA                                4,430  103,579
    Astaldi SpA                                               2,260   24,491
    Atlantia SpA                                              2,654   69,122
*   Autogrill SpA                                             2,150   20,638
    Azimut Holding SpA                                        2,220   69,303
#*  Banca Carige SpA                                         15,904   11,756
    Banca Generali SpA                                        1,522   47,908
#   Banca IFIS SpA                                              731   15,784
#*  Banca Monte dei Paschi di Siena SpA                     114,184   38,163
*   Banca Popolare dell'Emilia Romagna SC                    13,198  152,132
#*  Banca Popolare dell'Etruria e del Lazio                  25,725   29,930
#*  Banca Popolare di Milano SCRL                           112,159  113,427
#   Banca Popolare di Sondrio SCRL                            7,030   50,488
*   Banco Popolare SC                                        15,583  322,043
    Brembo SpA                                                  865   31,970
    Buzzi Unicem SpA                                          3,064   54,356
    Cementir Holding SpA                                      2,886   27,497
*   CIR-Compagnie Industriali Riunite SpA                    11,847   18,267
    Credito Emiliano SpA                                      3,017   30,928
#*  Credito Valtellinese SCRL                                16,330   38,986
    Danieli & C Officine Meccaniche SpA                         888   31,893
    De'Longhi SpA                                               377    8,194
#   DiaSorin SpA                                                699   28,842
    Ei Towers SpA                                               425   24,180
    Enel Green Power SpA                                     20,811   59,561
    Enel SpA                                                 24,857  140,788
    Engineering SpA                                              60    4,181
    Eni SpA                                                  12,601  326,357
    Eni SpA Sponsored ADR                                     3,509  181,205
    ERG SpA                                                   2,876   49,670
    Esprinet SpA                                              4,821   52,709
*   Falck Renewables SpA                                     15,891   30,331
*   Fiat SpA                                                 15,837  191,196
#   Geox SpA                                                  1,759    7,655
*   Gruppo Editoriale L'Espresso SpA                         13,362   30,852
    Hera SpA                                                 20,962   61,772
*   IMMSI SpA                                                14,941   15,951
    Indesit Co. SpA                                             810   11,567
    Interpump Group SpA                                       2,420   34,311
    Intesa Sanpaolo SpA                                     141,596  484,546
    Iren SpA                                                 33,491   56,909

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
ITALY -- (Continued)
    Italcementi SpA                                           3,851 $   46,786
*   Italmobiliare SpA                                           300     13,640
    Luxottica Group SpA Sponsored ADR                           763     43,674
    MARR SpA                                                    532     10,304
*   Mediaset SpA                                             15,421     85,342
*   Mediobanca SpA                                           18,471    205,011
    Mediolanum SpA                                            2,971     26,741
    Parmalat SpA                                             10,626     36,917
#   Piaggio & C SpA                                           8,440     34,920
    Pirelli & C. SpA                                          3,057     51,468
    Prysmian SpA                                              3,088     80,426
#   Recordati SpA                                             2,156     37,741
    Reply SpA                                                   331     29,910
*   Safilo Group SpA                                          1,749     39,942
    Saipem SpA                                                  356      9,549
    Salvatore Ferragamo SpA                                     247      7,828
#*  Saras SpA                                                15,709     27,256
    Snam SpA                                                 14,621     87,944
    Societa Cattolica di Assicurazioni SCRL                   2,138     52,879
    Societa Iniziative Autostradali e Servizi SpA             1,848     21,976
*   Sorin SpA                                                 8,039     24,538
*   Telecom Italia SpA                                      245,774    315,827
    Tenaris SA                                                  801     17,707
    Tenaris SA ADR                                              440     19,382
    Terna Rete Elettrica Nazionale SpA                       14,023     75,972
#   Tod's SpA                                                   216     30,269
    Trevi Finanziaria Industriale SpA                         3,064     35,337
    UniCredit SpA                                            59,398    532,185
    Unione di Banche Italiane SCPA                           34,851    332,670
    Unipol Gruppo Finanziario SpA                            13,540     98,083
*   UnipolSai SpA                                            24,210     89,082
    Vittoria Assicurazioni SpA                                  823     12,091
*   Yoox SpA                                                    272      9,767
                                                                    ----------
TOTAL ITALY                                                          5,821,532
                                                                    ----------
JAPAN -- (16.7%)
    77 Bank, Ltd. (The)                                      14,000     63,203
#   ABC-Mart, Inc.                                              600     26,944
#   Accordia Golf Co., Ltd.                                   4,100     52,596
    Achilles Corp.                                            4,000      5,299
    Adastria Holdings Co., Ltd.                                 490     10,663
    ADEKA Corp.                                               3,000     32,961
#   Advantest Corp.                                           1,900     20,945
#   Aeon Co., Ltd.                                           14,600    168,624
    Aeon Delight Co., Ltd.                                      300      6,618
    Ai Holdings Corp.                                           800     12,763
    Aica Kogyo Co., Ltd.                                      1,900     39,733
    Aichi Bank, Ltd. (The)                                      400     19,513
    Aichi Steel Corp.                                         4,000     14,751
    Aida Engineering, Ltd.                                      800      7,637
    Ain Pharmaciez, Inc.                                        300     13,192
    Air Water, Inc.                                           4,000     56,125

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Aisan Industry Co., Ltd.                                 1,800 $ 14,322
    Aisin Seiki Co., Ltd.                                    2,200   77,747
#   Ajinomoto Co., Inc.                                      7,000  103,025
    Akita Bank, Ltd. (The)                                   9,000   25,030
    Alfresa Holdings Corp.                                     900   56,031
    Alpen Co., Ltd.                                            300    5,527
    Alpine Electronics, Inc.                                   600    7,153
    Alps Electric Co., Ltd.                                  7,300   82,544
    Amada Co., Ltd.                                         11,000   79,554
    Amano Corp.                                              2,500   24,072
    ANA Holdings, Inc.                                       6,000   13,103
    Anritsu Corp.                                            2,000   22,397
    AOKI Holdings, Inc.                                        800   10,900
    Aomori Bank, Ltd. (The)                                 12,000   33,004
    Aoyama Trading Co., Ltd.                                 1,800   44,667
#   Aozora Bank, Ltd.                                       21,000   62,471
    Arata Corp.                                              1,000    3,198
    Arcs Co., Ltd.                                           1,800   36,112
    As One Corp.                                               800   21,018
    Asahi Diamond Industrial Co., Ltd.                       3,200   43,307
#   Asahi Glass Co., Ltd.                                   21,000  119,057
    Asahi Holdings, Inc.                                       300    4,738
#   Asahi Intecc Co., Ltd.                                     600   21,960
    Asahi Kasei Corp.                                       20,000  135,976
    Asatsu-DK, Inc.                                          1,400   31,670
    Asics Corp.                                              1,400   27,249
    Autobacs Seven Co., Ltd.                                 2,100   32,489
    Avex Group Holdings, Inc.                                  900   16,670
    Awa Bank, Ltd. (The)                                     6,000   32,129
    Axial Retailing, Inc.                                      300    4,646
    Azbil Corp.                                              1,700   38,578
    Bando Chemical Industries, Ltd.                          2,000    7,695
    Bank of Iwate, Ltd. (The)                                  800   35,529
    Bank of Kyoto, Ltd. (The)                               13,000  105,925
    Bank of Nagoya, Ltd. (The)                               6,000   22,546
    Bank of Okinawa, Ltd. (The)                                700   29,349
    Bank of Saga, Ltd. (The)                                 4,000    8,346
    Bank of the Ryukyus, Ltd.                                2,400   31,769
    Bank of Yokohama, Ltd. (The)                            27,000  135,705
    Belc Co., Ltd.                                           1,100   21,737
    Benesse Holdings, Inc.                                   1,000   38,048
    BML, Inc.                                                  200    7,640
    Brother Industries, Ltd.                                 4,400   61,545
    Bunka Shutter Co., Ltd.                                  4,000   23,345
    C Uyemura & Co., Ltd.                                      300   13,880
#   Calbee, Inc.                                               400    9,810
    Calsonic Kansei Corp.                                    8,000   39,409
    Canon Electronics, Inc.                                    500    8,451
    Canon Marketing Japan, Inc.                              1,900   30,601
    Canon, Inc.                                              7,400  231,879
    Casio Computer Co., Ltd.                                 6,500   74,173
    Cawachi, Ltd.                                            1,400   25,525

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Central Glass Co., Ltd.                                 10,000 $ 32,793
    Central Japan Railway Co.                                  500   61,413
    Century Tokyo Leasing Corp.                              1,300   37,622
    Chiba Bank, Ltd. (The)                                  15,000   95,346
*   Chiba Kogyo Bank, Ltd. (The)                             1,000    6,496
    Chiyoda Co., Ltd.                                        1,200   28,491
    Chiyoda Integre Co., Ltd.                                  500    6,894
    Chori Co., Ltd.                                            500    5,520
*   Chubu Electric Power Co., Inc.                           3,200   36,450
    Chubu Shiryo Co., Ltd.                                     800    4,632
    Chuetsu Pulp & Paper Co., Ltd.                           2,000    3,766
#   Chugai Pharmaceutical Co., Ltd.                            400   10,096
    Chugai Ro Co., Ltd.                                      2,000    4,302
    Chugoku Bank, Ltd. (The)                                 5,000   66,282
#   Chugoku Electric Power Co., Inc. (The)                   2,400   31,447
    Chugoku Marine Paints, Ltd.                              3,000   19,137
    Chukyo Bank, Ltd. (The)                                  5,000    8,513
    Citizen Holdings Co., Ltd.                               8,800   64,626
    CKD Corp.                                                1,000    9,110
*   CMK Corp.                                                1,500    3,735
    Coca-Cola East Japan Co., Ltd.                           1,174   26,458
#   Coca-Cola West Co., Ltd.                                 2,000   34,808
    Cocokara fine, Inc.                                      1,300   36,858
    COMSYS Holdings Corp.                                    3,700   60,658
    Cosmo Oil Co., Ltd.                                     27,000   50,509
    Cosmos Pharmaceutical Corp.                                100   10,696
    CREATE SD HOLDINGS Co., Ltd.                               400   13,205
    Dai Nippon Printing Co., Ltd.                           12,000  108,088
    Dai Nippon Toryo Co., Ltd.                               7,000   10,417
#   Dai-ichi Life Insurance Co., Ltd. (The)                  9,000  124,711
    Daibiru Corp.                                            1,000    9,979
    Daicel Corp.                                             9,000   75,373
    Daido Metal Co., Ltd.                                    1,000   10,627
    Daido Steel Co., Ltd.                                   15,000   73,341
#*  Daiei, Inc. (The)                                        9,850   27,651
    Daifuku Co., Ltd.                                        4,000   46,118
    Daihen Corp.                                             2,000    7,580
    Daiichikosho Co., Ltd.                                   1,300   37,460
    Daikin Industries, Ltd.                                    800   46,275
    Daikyo, Inc.                                            12,000   23,396
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd.  5,000   21,132
    Dainippon Sumitomo Pharma Co., Ltd.                      1,700   25,782
#   Daio Paper Corp.                                         2,000   20,982
    Daisan Bank, Ltd. (The)                                  4,000    6,698
    Daiseki Co., Ltd.                                          400    6,373
    Daishi Bank, Ltd. (The)                                 13,000   46,952
    Daiso Co., Ltd.                                          2,000    6,638
    Daito Trust Construction Co., Ltd.                         300   30,528
    Daiwa House Industry Co., Ltd.                           5,000   84,479
    Daiwa Securities Group, Inc.                            12,000   89,981
    Daiwabo Holdings Co., Ltd.                              33,000   56,822
    DCM Holdings Co., Ltd.                                   3,900   26,385

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
JAPAN -- (Continued)
#   Dena Co., Ltd.                                               1,400 $ 23,661
    Denki Kagaku Kogyo K.K.                                     14,000   46,431
    Denso Corp.                                                  2,100   95,661
    Dentsu, Inc.                                                 2,300   94,329
    Denyo Co., Ltd.                                                500    7,451
    Descente, Ltd.                                               1,000    7,580
    DIC Corp.                                                   24,000   63,692
    Disco Corp.                                                    500   30,385
    DMG Mori Seiki Co., Ltd.                                     3,000   37,425
    Don Quijote Holdings Co., Ltd.                                 500   26,371
    Doshisha Co., Ltd.                                             400    5,997
    Doutor Nichires Holdings Co., Ltd.                           1,500   26,885
    Dowa Holdings Co., Ltd.                                      3,000   25,151
#   Dr Ci:Labo Co., Ltd.                                           200    6,402
    DTS Corp.                                                      400    6,633
    Dunlop Sports Co., Ltd.                                        400    4,873
    Eagle Industry Co., Ltd.                                     1,000   15,828
    Earth Chemical Co., Ltd.                                       700   25,042
    East Japan Railway Co.                                       1,200   87,558
    Ebara Corp.                                                 13,000   77,326
#   EDION Corp.                                                  1,200    6,993
#   Ehime Bank, Ltd. (The)                                       6,000   13,146
    Eighteenth Bank, Ltd. (The)                                  2,000    4,467
    Eiken Chemical Co., Ltd.                                       400    6,485
    Electric Power Development Co., Ltd.                           500   13,259
    Enplas Corp.                                                   400   22,983
    EPS Corp.                                                      400    3,822
    Exedy Corp.                                                  1,000   26,755
    Ezaki Glico Co., Ltd.                                        4,000   52,681
#   F@N Communications, Inc.                                     1,400   23,554
#   Fancl Corp.                                                  1,300   14,417
    FANUC Corp.                                                    500   90,218
    Fast Retailing Co., Ltd.                                       200   62,148
    FCC Co., Ltd.                                                1,400   23,931
#   FIDEA Holdings Co., Ltd.                                     1,300    2,430
    Foster Electric Co., Ltd.                                      500    6,056
#   FP Corp.                                                       600   18,661
    Fuji Co., Ltd.                                                 400    7,571
    Fuji Electric Co., Ltd.                                     17,000   77,151
    Fuji Heavy Industries, Ltd.                                  1,000   26,295
#   Fuji Kyuko Co., Ltd.                                         1,000   10,009
    Fuji Media Holdings, Inc.                                    1,700   28,641
    Fuji Oil Co., Ltd.                                           2,100   28,373
    Fuji Seal International, Inc.                                1,100   35,790
    Fuji Soft, Inc.                                              1,100   23,010
#   Fujibo Holdings, Inc.                                        9,000   20,719
    FUJIFILM Holdings Corp.                                      5,500  142,076
    Fujikura, Ltd.                                              13,000   55,978
    Fujimori Kogyo Co., Ltd.                                       200    5,615
    Fujitec Co., Ltd.                                            4,000   46,122
    Fujitsu General, Ltd.                                        1,000   11,540
    Fujitsu, Ltd.                                               32,000  188,167

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
JAPAN -- (Continued)
    Fukui Bank, Ltd. (The)                                       4,000 $  9,495
    Fukuoka Financial Group, Inc.                               19,000   77,596
    Fukushima Bank, Ltd. (The)                                   8,000    6,577
    Fukushima Industries Corp.                                   1,100   15,641
#   Fukuyama Transporting Co., Ltd.                              6,000   35,113
    Furukawa Electric Co., Ltd.                                 21,000   47,281
    Furuno Electric Co., Ltd.                                    2,100   14,170
    Fuso Pharmaceutical Industries, Ltd.                         1,000    3,216
    Geo Holdings Corp.                                           1,000    9,162
    Glory, Ltd.                                                  1,600   41,394
    GMO internet, Inc.                                           2,000   17,669
    Godo Steel, Ltd.                                            12,000   16,897
    Goldcrest Co., Ltd.                                          1,000   20,934
#   Gree, Inc.                                                   3,400   33,248
#   GS Yuasa Corp.                                              12,000   67,903
    Gun-Ei Chemical Industry Co., Ltd.                           1,000    3,610
#   GungHo Online Entertainment, Inc.                            2,000   11,377
    Gunma Bank, Ltd. (The)                                      12,000   63,783
    Gunze, Ltd.                                                  5,000   13,653
    H2O Retailing Corp.                                          5,000   37,733
    Hachijuni Bank, Ltd. (The)                                  17,000   92,938
    Hakuhodo DY Holdings, Inc.                                   7,500   58,179
    Hamakyorex Co., Ltd.                                           200    5,540
    Hamamatsu Photonics K.K.                                     1,200   54,069
    Hankyu Hanshin Holdings, Inc.                               19,000  104,131
    Hanwa Co., Ltd.                                              5,000   19,556
    Haseko Corp.                                                 6,200   39,263
    Hazama Ando Corp.                                           10,400   45,900
    Heiwa Real Estate Co., Ltd.                                  1,400   21,979
    Heiwado Co., Ltd.                                              400    5,663
    HI-LEX Corp.                                                 1,300   32,145
#   Higashi-Nippon Bank, Ltd. (The)                              5,000   12,539
    Higo Bank, Ltd. (The)                                        7,000   35,979
    Hikari Tsushin, Inc.                                           100    8,430
    Hioki EE Corp.                                                 300    4,722
    Hiroshima Bank, Ltd. (The)                                  18,000   74,056
#   Hisamitsu Pharmaceutical Co., Inc.                             700   29,296
#   Hitachi Koki Co., Ltd.                                       1,600   11,919
    Hitachi Kokusai Electric, Inc.                               1,000   11,432
    Hitachi Zosen Corp.                                          6,100   29,930
    Hogy Medical Co., Ltd.                                         600   30,946
#*  Hokkaido Electric Power Co., Inc.                            2,300   14,070
    Hokkoku Bank, Ltd. (The)                                    13,000   43,532
    Hokuetsu Bank, Ltd. (The)                                   10,000   20,454
#   Hokuetsu Kishu Paper Co., Ltd.                               7,000   33,292
    Hokuhoku Financial Group, Inc.                              48,000   92,627
    Hokuriku Electric Power Co.                                  2,300   28,563
    Hokuto Corp.                                                 1,700   34,151
    Honda Motor Co., Ltd.                                       13,800  457,948
#   Honeys Co., Ltd.                                               950    8,894
    Horiba, Ltd.                                                 1,300   44,936
    Hoshizaki Electric Co., Ltd.                                   200    8,093

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
JAPAN -- (Continued)
    Hosokawa Micron Corp.                                        1,000 $  6,036
    House Foods Group, Inc.                                      1,900   31,616
    Hoya Corp.                                                   2,900   85,774
    Hyakugo Bank, Ltd. (The)                                     9,000   34,871
    Hyakujushi Bank, Ltd. (The)                                  6,000   20,098
    Ibiden Co., Ltd.                                             4,700   84,836
#   Ichigo Group Holdings Co., Ltd.                              6,600   19,571
    Ichiyoshi Securities Co., Ltd.                               1,700   20,277
    Idec Corp.                                                   2,000   17,578
    Idemitsu Kosan Co., Ltd.                                     3,700   81,820
    Ihara Chemical Industry Co., Ltd.                            3,000   23,444
    IHI Corp.                                                    7,000   27,911
    Iida Group Holdings Co., Ltd.                                1,740   25,967
    Iino Kaiun Kaisha, Ltd.                                      3,300   16,233
    Inaba Denki Sangyo Co., Ltd.                                 1,100   33,782
    Inabata & Co., Ltd.                                            800    7,529
    Inageya Co., Ltd.                                              100      978
    Ines Corp.                                                   3,800   24,968
#   Internet Initiative Japan, Inc.                              2,100   48,724
    Iriso Electronics Co., Ltd.                                    200   10,067
#   Iseki & Co., Ltd.                                            7,000   18,090
    Isetan Mitsukoshi Holdings, Ltd.                             7,300   90,842
*   Ishihara Sangyo Kaisha, Ltd.                                18,000   17,123
    IT Holdings Corp.                                            3,500   54,257
    Ito En, Ltd.                                                 1,500   32,070
    ITOCHU Corp.                                                15,900  178,236
    Itochu Enex Co., Ltd.                                        1,000    5,615
#   Itochu Techno-Solutions Corp.                                1,000   41,789
    Itoham Foods, Inc.                                           7,000   31,726
    Itoki Corp.                                                  2,100   15,768
    Iwai Cosmo Holdings, Inc.                                    1,900   18,507
#   Iwatani Corp.                                                9,000   52,815
    Iyo Bank, Ltd. (The)                                        10,800   97,103
    Izumi Co., Ltd.                                                600   17,558
    Izumiya Co., Ltd.                                            4,000   18,976
    J Front Retailing Co., Ltd.                                 11,000   69,922
#   J-Oil Mills, Inc.                                           11,000   29,408
    Japan Airport Terminal Co., Ltd.                               500   11,537
    Japan Aviation Electronics Industry, Ltd.                    1,000   17,022
#   Japan Drilling Co., Ltd.                                       600   23,529
    Japan Exchange Group, Inc.                                   1,500   29,679
    Japan Pulp & Paper Co., Ltd.                                 2,000    6,812
#   Japan Steel Works, Ltd. (The)                               13,000   54,927
    Japan Wool Textile Co., Ltd. (The)                           3,000   22,280
#   Jeol, Ltd.                                                   7,000   25,997
    JFE Holdings, Inc.                                           5,700  105,343
    JGC Corp.                                                    1,000   32,381
#   Jin Co., Ltd.                                                  600   17,492
    Joshin Denki Co., Ltd.                                       2,000   16,208
    Joyo Bank, Ltd. (The)                                       14,000   68,139
    JSP Corp.                                                      400    6,006
    JSR Corp.                                                    3,600   58,993

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
JAPAN -- (Continued)
    JTEKT Corp.                                                  4,800 $ 70,034
    Juroku Bank, Ltd. (The)                                     13,000   45,412
#*  JVC Kenwood Corp.                                            5,000   10,570
    JX Holdings, Inc.                                           31,300  162,628
*   K&O Energy Group, Inc.                                         500    6,940
#   K's Holdings Corp.                                           1,500   43,531
    Kadokawa Corp.                                               1,100   36,118
    Kaga Electronics Co., Ltd.                                   1,200   14,370
    Kagoshima Bank, Ltd. (The)                                   5,000   31,230
    Kajima Corp.                                                16,000   60,920
#   Kakaku.com, Inc.                                             1,500   21,400
    Kameda Seika Co., Ltd.                                         500   14,217
    Kamei Corp.                                                  1,000    7,364
    Kamigumi Co., Ltd.                                          11,000  104,855
#   Kanamoto Co., Ltd.                                           1,000   31,414
    Kandenko Co., Ltd.                                           6,000   32,186
    Kaneka Corp.                                                11,000   64,518
#   Kanematsu Corp.                                             12,000   18,467
*   Kansai Electric Power Co., Inc. (The)                        3,100   25,994
#   Kansai Paint Co., Ltd.                                       3,000   41,943
    Kansai Urban Banking Corp.                                  12,000   15,051
    Kao Corp.                                                    1,500   56,471
    Kasumi Co., Ltd.                                               800    5,644
    Katakura Industries Co., Ltd.                                  600    7,714
    Kato Sangyo Co., Ltd.                                          300    6,240
    Kato Works Co., Ltd.                                         2,000   11,535
    Kawasaki Heavy Industries, Ltd.                             19,000   70,520
    Kawasaki Kisen Kaisha, Ltd.                                 32,000   64,254
    KDDI Corp.                                                   1,700   90,664
    Keihan Electric Railway Co., Ltd.                           14,000   57,714
    Keihin Corp.                                                 2,100   30,476
#   Keikyu Corp.                                                 4,000   33,202
#   Keio Corp.                                                   3,000   21,233
    Keisei Electric Railway Co., Ltd.                            4,000   34,812
    Keiyo Bank, Ltd. (The)                                       7,000   30,811
*   Kenedix, Inc.                                                5,600   19,357
    Kewpie Corp.                                                 3,000   43,154
    KEY Coffee, Inc.                                             1,600   24,666
    Keyence Corp.                                                  100   38,576
    Kintetsu Corp.                                               8,000   28,114
    Kintetsu World Express, Inc.                                   200    7,937
    Kinugawa Rubber Industrial Co., Ltd.                         1,000    4,175
    Kita-Nippon Bank, Ltd. (The)                                   200    5,245
    Kitagawa Iron Works Co., Ltd.                                3,000    4,886
    Kitz Corp.                                                   4,900   23,138
    Kiyo Bank, Ltd. (The)                                          900   10,590
    Koa Corp.                                                    2,600   24,989
    Koatsu Gas Kogyo Co., Ltd.                                   1,000    5,152
#   Kobayashi Pharmaceutical Co., Ltd.                             700   42,505
    Kobe Steel, Ltd.                                            51,000   66,946
    Kohnan Shoji Co., Ltd.                                       1,000   10,123
    Koito Manufacturing Co., Ltd.                                4,000   86,998

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Kokuyo Co., Ltd.                                         3,700 $ 28,294
    Komatsu, Ltd.                                            6,400  140,904
    Komeri Co., Ltd.                                           800   21,663
#   Konami Corp.                                             2,600   59,292
    Konica Minolta, Inc.                                     9,500   88,522
    Kose Corp.                                               1,100   36,561
#   Kubota Corp.                                             1,000   12,889
    Kubota Corp. Sponsored ADR                                 196   12,540
    Kumiai Chemical Industry Co., Ltd.                       3,000   20,399
    Kura Corp.                                                 400    8,045
#   Kurabo Industries, Ltd.                                 14,000   23,847
    Kuraray Co., Ltd.                                        6,000   67,463
    Kureha Corp.                                             7,000   33,102
    Kurimoto, Ltd.                                           2,000    4,172
    Kurita Water Industries, Ltd.                            3,000   63,180
#   Kuroda Electric Co., Ltd.                                2,000   32,132
    KYB Co., Ltd.                                            7,000   28,515
    Kyocera Corp.                                            4,000  188,120
    Kyodo Printing Co., Ltd.                                 4,000   10,776
#   Kyoei Steel, Ltd.                                          700   12,134
    Kyokuto Kaihatsu Kogyo Co., Ltd.                         2,300   30,237
#   Kyokuto Securities Co., Ltd.                               700   10,979
    KYORIN Holdings, Inc.                                    1,300   25,058
    Kyoritsu Maintenance Co., Ltd.                             600   20,492
    Kyosan Electric Manufacturing Co., Ltd.                  2,000    6,918
    Kyowa Exeo Corp.                                         1,900   24,578
    Kyowa Hakko Kirin Co., Ltd.                              5,000   56,939
    Kyudenko Corp.                                           4,000   34,492
*   Kyushu Electric Power Co., Inc.                          2,500   25,224
    Lasertec Corp.                                             600    5,970
    Lawson, Inc.                                               400   27,781
#*  Leopalace21 Corp.                                        9,700   50,165
#   Life Corp.                                                 400    6,114
    Lintec Corp.                                             1,700   31,610
    Lion Corp.                                               7,000   38,347
    LIXIL Group Corp.                                        4,100  108,650
    Macnica, Inc.                                              300    8,895
    Maeda Corp.                                              6,000   44,650
    Maeda Road Construction Co., Ltd.                        3,000   46,517
    Makino Milling Machine Co., Ltd.                         2,000   14,890
    Makita Corp.                                             1,000   53,188
    Mandom Corp.                                             1,000   35,119
    Marubeni Corp.                                          19,000  126,966
    Marudai Food Co., Ltd.                                   6,000   17,859
*   Maruha Nichiro Corp.                                     1,500   23,769
    Marui Group Co., Ltd.                                    9,800   87,050
    Marusan Securities Co., Ltd.                             1,900   13,297
    Maruwa Co., Ltd.                                           200    7,096
    Matsuda Sangyo Co., Ltd.                                   400    4,446
#   Matsui Securities Co., Ltd.                                700    6,445
    Matsumotokiyoshi Holdings Co., Ltd.                      1,100   32,460
    Matsuya Foods Co., Ltd.                                    300    5,390

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Max Co., Ltd.                                             1,000 $ 10,971
    Mazda Motor Corp.                                         8,000   35,770
#   McDonald's Holdings Co. Japan, Ltd.                         700   19,368
    Medipal Holdings Corp.                                    5,200   73,140
#*  Megachips Corp.                                           1,600   18,859
    Megmilk Snow Brand Co., Ltd.                              1,800   23,884
    Meidensha Corp.                                           3,000   12,420
    MEIJI Holdings Co., Ltd.                                    800   49,093
    Meitec Corp.                                              1,000   26,623
    Melco Holdings, Inc.                                        300    4,562
    Michinoku Bank, Ltd. (The)                                3,000    6,318
    Milbon Co., Ltd.                                            240    7,917
    Minato Bank, Ltd. (The)                                   3,000    5,106
    Minebea Co., Ltd.                                         7,000   56,728
    Ministop Co., Ltd.                                          300    4,543
    Miraca Holdings, Inc.                                       700   30,343
    Mirait Holdings Corp.                                     3,300   29,027
    Misawa Homes Co., Ltd.                                    1,600   19,638
    MISUMI Group, Inc.                                        1,100   26,768
    Mitani Corp.                                              1,300   29,287
    Mito Securities Co., Ltd.                                 3,000   10,480
    Mitsuba Corp.                                             1,000   14,680
    Mitsubishi Corp.                                         16,100  288,308
    Mitsubishi Electric Corp.                                 7,000   79,708
    Mitsubishi Estate Co., Ltd.                               3,000   68,071
    Mitsubishi Gas Chemical Co., Inc.                        12,000   69,282
    Mitsubishi Heavy Industries, Ltd.                        24,000  126,359
#   Mitsubishi Logistics Corp.                                5,000   71,735
    Mitsubishi Materials Corp.                               27,000   78,314
*   Mitsubishi Paper Mills, Ltd.                              3,000    2,581
    Mitsubishi Pencil Co., Ltd.                                 300    8,916
    Mitsubishi Steel Manufacturing Co., Ltd.                  3,000    6,013
    Mitsubishi UFJ Financial Group, Inc.                    150,800  802,180
    Mitsuboshi Belting Co., Ltd.                              1,000    5,224
    Mitsui & Co., Ltd.                                       21,100  299,248
#   Mitsui Chemicals, Inc.                                   33,000   80,414
    Mitsui Fudosan Co., Ltd.                                  2,000   59,203
    Mitsui High-Tec, Inc.                                       700    4,415
    Mitsui Matsushima Co., Ltd.                               4,000    5,798
    Mitsui Mining & Smelting Co., Ltd.                       20,000   49,593
    Mitsui OSK Lines, Ltd.                                   20,000   66,721
    Mitsui Sugar Co., Ltd.                                    2,000    8,298
    Mitsui-Soko Co., Ltd.                                     2,000    7,935
    Miura Co., Ltd.                                             500   14,203
    Miyazaki Bank, Ltd. (The)                                 6,000   18,331
    Mizuho Financial Group, Inc.                            257,599  504,535
#   Mizuno Corp.                                              6,000   32,741
#   Monex Group, Inc.                                         6,300   21,121
    MonotaRO Co., Ltd.                                        1,100   22,196
    Morinaga & Co., Ltd.                                      3,000    6,613
    Morinaga Milk Industry Co., Ltd.                         11,000   41,061
    Morita Holdings Corp.                                     2,000   16,657

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    MOS Food Services, Inc.                                    300 $  5,979
#   Moshi Moshi Hotline, Inc.                                  900    9,111
    MS&AD Insurance Group Holdings                           6,400  143,566
    Murata Manufacturing Co., Ltd.                             800   66,691
#   Musashi Seimitsu Industry Co., Ltd.                        300    6,620
    Musashino Bank, Ltd. (The)                               1,000   32,045
    Nabtesco Corp.                                             300    6,476
    Nachi-Fujikoshi Corp.                                    7,000   43,293
    Nafco Co., Ltd.                                            300    4,462
    Nagano Bank, Ltd. (The)                                  3,000    5,259
    Nagase & Co., Ltd.                                       2,700   33,083
    Nagoya Railroad Co., Ltd.                               10,000   31,729
    Nakamuraya Co., Ltd.                                     2,000    7,777
    Nakanishi, Inc.                                            500   17,129
    Namco Bandai Holdings, Inc.                              3,500   75,618
    Nankai Electric Railway Co., Ltd.                        6,000   23,274
    Nanto Bank, Ltd. (The)                                   8,000   30,027
    NEC Corp.                                               63,000  177,219
    NEC Networks & System Integration Corp.                  1,500   31,689
#   NET One Systems Co., Ltd.                                2,100   17,085
    Neturen Co., Ltd.                                        2,500   17,152
    Nexon Co., Ltd.                                          2,800   21,808
    NHK Spring Co., Ltd.                                     5,000   45,259
    Nichi-iko Pharmaceutical Co., Ltd.                         900   13,960
    Nichias Corp.                                            2,000   13,547
    Nichicon Corp.                                           3,100   22,994
    Nichiha Corp.                                              500    5,761
    Nichii Gakkan Co.                                          600    5,292
    Nichirei Corp.                                          10,000   48,560
    Nichireki Co., Ltd.                                      2,000   19,558
    Nidec Corp.                                                600   33,921
#   Nidec Corp. ADR                                            776   10,949
    Nifco, Inc.                                              1,500   41,897
#   Nihon Dempa Kogyo Co., Ltd.                                500    4,018
    Nihon Kohden Corp.                                         900   36,858
    Nihon M&A Center, Inc.                                     600   14,028
    Nihon Nohyaku Co., Ltd.                                  2,000   24,921
    Nihon Parkerizing Co., Ltd.                              1,000   21,796
    Nihon Unisys, Ltd.                                       3,100   31,481
    Nikkiso Co., Ltd.                                        1,000   11,208
#   Nikon Corp.                                              6,100   95,639
    Nippo Corp.                                              3,000   45,838
    Nippon Beet Sugar Manufacturing Co., Ltd.                3,000    5,645
#   Nippon Carbide Industries Co., Inc.                      9,000   18,718
#   Nippon Carbon Co., Ltd.                                  3,000    5,292
#*  Nippon Chemi-Con Corp.                                  11,000   35,162
    Nippon Coke & Engineering Co., Ltd.                     19,000   22,148
    Nippon Denko Co., Ltd.                                   8,000   22,257
#   Nippon Densetsu Kogyo Co., Ltd.                          1,000   14,841
#   Nippon Electric Glass Co., Ltd.                         17,000   83,163
    Nippon Express Co., Ltd.                                15,000   70,910
    Nippon Flour Mills Co., Ltd.                             4,000   22,318

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Nippon Gas Co., Ltd.                                     1,000 $ 16,562
    Nippon Koei Co., Ltd.                                    2,000    9,582
    Nippon Konpo Unyu Soko Co., Ltd.                         2,100   35,484
    Nippon Light Metal Holdings Co., Ltd.                   20,600   29,048
    Nippon Meat Packers, Inc.                                5,000   86,657
#   Nippon Paper Industries Co., Ltd.                        4,800   87,723
    Nippon Road Co., Ltd. (The)                              5,000   25,453
    Nippon Seiki Co., Ltd.                                   1,000   17,485
    Nippon Sharyo, Ltd.                                      5,000   17,935
*   Nippon Sheet Glass Co., Ltd.                            23,000   29,501
    Nippon Shinyaku Co., Ltd.                                1,000   17,616
#   Nippon Shokubai Co., Ltd.                                4,000   46,153
    Nippon Signal Co., Ltd. (The)                              900    7,463
    Nippon Soda Co., Ltd.                                    6,000   33,336
    Nippon Steel & Sumikin Bussan Corp.                      7,000   24,730
#   Nippon Steel & Sumikin Texeng Co., Ltd.                  4,000   15,481
    Nippon Steel & Sumitomo Metal Corp.                     66,000  173,160
*   Nippon Suisan Kaisha, Ltd.                               7,600   17,489
    Nippon Synthetic Chemical Industry Co., Ltd. (The)       1,000    6,663
    Nippon Telegraph & Telephone Corp.                         900   49,943
#   Nippon Telegraph & Telephone Corp. ADR                   1,189   33,102
#   Nippon Thompson Co., Ltd.                                2,000    9,115
    Nippon Valqua Industries, Ltd.                           2,000    5,324
    Nippon Yusen K.K.                                       37,000  100,289
#   Nipro Corp.                                              5,400   46,749
    Nishi-Nippon City Bank, Ltd. (The)                      23,000   52,316
    Nishi-Nippon Railroad Co., Ltd.                          9,000   34,613
    Nishikawa Rubber Co., Ltd.                                 400    6,596
    Nishimatsu Construction Co., Ltd.                       15,000   53,975
    Nishimatsuya Chain Co., Ltd.                             1,400   10,035
    Nishio Rent All Co., Ltd.                                  800   29,435
    Nissan Chemical Industries, Ltd.                         1,700   25,336
    Nissan Shatai Co., Ltd.                                  3,000   45,704
#   Nisshin Oillio Group, Ltd. (The)                         6,000   20,089
#   Nisshin Seifun Group, Inc.                               7,700   89,586
    Nisshin Steel Co., Ltd.                                  2,500   25,676
    Nisshinbo Holdings, Inc.                                 3,000   25,702
    Nissin Corp.                                             4,000   11,279
#   Nissin Electric Co., Ltd.                                1,000    5,561
    Nissin Foods Holdings Co., Ltd.                          1,100   52,653
    Nissin Kogyo Co., Ltd.                                   1,700   31,377
    Nitori Holdings Co., Ltd.                                  600   27,521
    Nitta Corp.                                                700   14,380
*   Nitto Boseki Co., Ltd.                                   5,000   20,863
#   Nitto Denko Corp.                                        2,500  108,240
    Nitto Kogyo Corp.                                        1,300   26,953
    Nitto Kohki Co., Ltd.                                    1,300   23,669
#   Nittoku Engineering Co., Ltd.                              500    4,308
    NKSJ Holdings, Inc.                                      5,900  147,198
    NOF Corp.                                                6,000   41,612
    Nohmi Bosai, Ltd.                                        1,000   11,462
    NOK Corp.                                                3,900   63,760

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Nomura Co., Ltd.                                         1,300 $  9,241
    Nomura Holdings, Inc.                                   38,700  224,107
    Nomura Real Estate Holdings, Inc.                        2,800   52,316
    Nomura Research Institute, Ltd.                          1,000   28,997
#   Noritake Co., Ltd.                                      10,000   24,470
    Noritz Corp.                                             1,200   21,319
    North Pacific Bank, Ltd.                                 8,900   36,051
    NS Solutions Corp.                                       1,500   37,529
    NS United Kaiun Kaisha, Ltd.                            11,000   24,718
    NSD Co., Ltd.                                            1,000   12,363
    NSK, Ltd.                                                7,000   73,589
*   NTN Corp.                                               12,000   41,069
    NTT Data Corp.                                           1,900   73,408
#   NTT DOCOMO, Inc.                                        14,300  228,093
    NTT Urban Development Corp.                              2,800   24,627
#   Obayashi Corp.                                          10,000   64,569
    OBIC Business Consultants, Ltd.                            200    6,481
    Obic Co., Ltd.                                             500   15,003
    Odakyu Electric Railway Co., Ltd.                        4,000   35,117
    Ogaki Kyoritsu Bank, Ltd. (The)                         10,000   27,010
#   Ohsho Food Service Corp.                                   700   25,871
#   Oiles Corp.                                                700   15,765
    Oita Bank, Ltd. (The)                                    3,000   10,923
    Oji Holdings Corp.                                      21,000   88,231
    Okabe Co., Ltd.                                            700    9,625
    Okamura Corp.                                            1,000    8,554
    Oki Electric Industry Co., Ltd.                          9,000   17,618
    Okinawa Cellular Telephone Co.                             600   15,323
    Okinawa Electric Power Co., Inc. (The)                   1,000   32,684
    OKUMA Corp.                                              3,000   25,678
    Okumura Corp.                                            9,000   41,119
#*  Olympus Corp.                                            1,100   33,599
    Omron Corp.                                              1,400   49,580
    Onward Holdings Co., Ltd.                                5,000   33,630
    Optex Co., Ltd.                                          1,500   24,450
    Oracle Corp. Japan                                         700   32,260
    Organo Corp.                                             1,000    4,758
    Oriental Land Co., Ltd.                                    200   29,963
    Osaka Gas Co., Ltd.                                     13,000   49,001
    Osaka Steel Co., Ltd.                                      300    4,743
#   OSAKA Titanium Technologies Co., Ltd.                      300    6,162
    Osaki Electric Co., Ltd.                                 1,000    6,053
    OSG Corp.                                                2,100   33,848
    Otsuka Corp.                                               100   11,838
    Otsuka Holdings Co., Ltd.                                2,500   72,019
    Pacific Industrial Co., Ltd.                               900    6,295
#*  Pacific Metals Co., Ltd.                                 3,000   13,954
    Pack Corp. (The)                                           300    5,662
    Pal Co., Ltd.                                              200    3,817
    Paltac Corp.                                             2,000   24,705
    PanaHome Corp.                                           5,000   33,247
    Panasonic Corp.                                          9,800  106,821

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
#   Paramount Bed Holdings Co., Ltd.                           500 $ 15,091
    Parco Co., Ltd.                                            500    4,004
    Park24 Co., Ltd.                                         1,700   31,074
    Penta-Ocean Construction Co., Ltd.                      13,000   42,519
    Pigeon Corp.                                               600   26,863
    Pilot Corp.                                                400   16,813
*   Pioneer Corp.                                           15,300   33,059
    Plenus Co., Ltd.                                           500   11,411
#   Pola Orbis Holdings, Inc.                                1,000   39,136
    Press Kogyo Co., Ltd.                                    2,000    7,335
    Pressance Corp.                                            800   19,844
    Prima Meat Packers, Ltd.                                 3,000    6,618
    Raito Kogyo Co., Ltd.                                    1,100    9,472
#   Rakuten, Inc.                                            2,800   36,332
    Rengo Co., Ltd.                                         10,000   44,687
    Resona Holdings, Inc.                                   29,900  152,879
    Resorttrust, Inc.                                        1,600   25,104
    Ricoh Co., Ltd.                                         13,000  149,800
    Ricoh Leasing Co., Ltd.                                    900   23,492
    Riken Corp.                                              3,000   12,274
#   Riken Vitamin Co., Ltd.                                    500   11,856
    Rinnai Corp.                                               100    8,334
    Riso Kagaku Corp.                                          900   22,201
#   Rock Field Co., Ltd.                                       300    5,361
    Rohto Pharmaceutical Co., Ltd.                           2,000   35,283
    Round One Corp.                                          5,500   39,505
    Royal Holdings Co., Ltd.                                 1,900   27,713
    Ryobi, Ltd.                                              8,000   23,700
    Ryoden Trading Co., Ltd.                                 1,000    6,746
    Ryohin Keikaku Co., Ltd.                                   400   44,953
    Ryosan Co., Ltd.                                         1,800   38,047
    Saibu Gas Co., Ltd.                                      7,000   17,551
    Sakai Chemical Industry Co., Ltd.                        2,000    5,637
    Sakata INX Corp.                                         2,000   17,640
    Sakata Seed Corp.                                          400    5,588
    San-A Co., Ltd.                                            600   17,292
    San-In Godo Bank, Ltd. (The)                             6,000   39,601
    Sanden Corp.                                             2,000    9,553
    Sangetsu Co., Ltd.                                       1,300   33,497
    Sanken Electric Co., Ltd.                                2,000   13,933
    Sankyo Tateyama, Inc.                                    1,200   23,750
    Sankyu, Inc.                                            10,000   38,118
#   Sanrio Co., Ltd.                                           500   15,852
    Sanshin Electronics Co., Ltd.                              700    4,394
    Sanwa Holdings Corp.                                     7,000   42,765
    Sanyo Chemical Industries, Ltd.                          1,000    6,126
    Sanyo Denki Co., Ltd.                                    1,000    6,736
    Sanyo Electric Railway Co., Ltd.                         3,000   13,835
    Sanyo Shokai, Ltd.                                       2,000    5,457
    Sanyo Special Steel Co., Ltd.                            2,000    7,801
    Sato Holdings Corp.                                        500   10,852
#   Sawada Holdings Co., Ltd.                                2,100   17,812

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Sawai Pharmaceutical Co., Ltd.                             600 $ 37,133
    SBI Holdings, Inc.                                       7,800   89,200
    SCSK Corp.                                                 300    7,935
    Secom Co., Ltd.                                            900   51,672
    Seika Corp.                                              2,000    4,661
    Seiko Epson Corp.                                        6,300  171,927
    Seiko Holdings Corp.                                     4,000   14,617
    Seino Holdings Co., Ltd.                                 6,000   59,302
    Seiren Co., Ltd.                                           800    6,722
    Sekisui Chemical Co., Ltd.                               7,000   70,939
    Sekisui House, Ltd.                                     10,000  120,036
    Sekisui Jushi Corp.                                      1,000   13,314
#   Senko Co., Ltd.                                          3,000   13,712
    Senshu Ikeda Holdings, Inc.                              5,300   24,335
    Senshukai Co., Ltd.                                        800    6,807
    Seria Co., Ltd.                                            300   11,733
    Seven & I Holdings Co., Ltd.                             3,200  126,260
    Seven Bank, Ltd.                                         4,800   18,198
#*  Sharp Corp.                                             12,000   30,081
    Shibusawa Warehouse Co., Ltd. (The)                      2,000    6,642
#   Shibuya Kogyo Co., Ltd.                                  1,600   43,240
    Shiga Bank, Ltd. (The)                                   9,000   49,214
    Shikoku Bank, Ltd. (The)                                 9,000   18,153
    Shikoku Chemicals Corp.                                  1,000    6,854
#*  Shikoku Electric Power Co., Inc.                         2,100   24,581
    Shima Seiki Manufacturing, Ltd.                            400    6,675
    Shimachu Co., Ltd.                                       2,300   50,537
    Shimadzu Corp.                                           6,000   51,255
    Shimamura Co., Ltd.                                        700   65,211
    Shimano, Inc.                                              400   39,985
    Shimizu Bank, Ltd. (The)                                   300    7,331
    Shimizu Corp.                                           19,000  107,704
    Shin-Etsu Chemical Co., Ltd.                             3,700  217,050
    Shindengen Electric Manufacturing Co., Ltd.              2,000    8,171
    Shinko Electric Industries Co., Ltd.                     3,500   23,050
#   Shinko Plantech Co., Ltd.                                1,900   14,304
    Shinko Shoji Co., Ltd.                                     600    5,528
    Shinmaywa Industries, Ltd.                               4,000   35,324
#   Shinsei Bank, Ltd.                                      39,000   76,035
    Shionogi & Co., Ltd.                                     1,800   31,551
    Ship Healthcare Holdings, Inc.                             800   27,282
    Shiseido Co., Ltd.                                       2,200   39,305
    Shizuoka Bank, Ltd. (The)                               11,000  105,105
    Shizuoka Gas Co., Ltd.                                   3,900   23,467
    Showa Corp.                                              1,200   13,196
#   Showa Denko K.K.                                        56,000   74,617
    Showa Sangyo Co., Ltd.                                   4,000   12,913
    Showa Shell Sekiyu K.K.                                  6,100   61,881
    Siix Corp.                                                 900   13,216
#   Sinanen Co., Ltd.                                        3,000   11,390
    Sinfonia Technology Co., Ltd.                            3,000    4,615
    Sintokogio, Ltd.                                         1,500   10,779

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    SKY Perfect JSAT Holdings, Inc.                          7,100 $ 38,178
    SMC Corp.                                                  100   23,806
#   SMK Corp.                                                1,000    3,731
    Sodick Co., Ltd.                                         1,300    4,827
    Softbank Corp.                                           1,700  126,613
    Sohgo Security Services Co., Ltd.                        2,300   48,762
    Sojitz Corp.                                            35,800   56,450
    Sotetsu Holdings, Inc.                                  12,000   42,886
#   Square Enix Holdings Co., Ltd.                           2,800   45,037
    St Marc Holdings Co., Ltd.                                 300   14,218
    Stanley Electric Co., Ltd.                               2,800   62,059
    Star Micronics Co., Ltd.                                   600    7,408
    Start Today Co., Ltd.                                      500   10,478
    Starts Corp., Inc.                                       1,500   18,970
    Starzen Co., Ltd.                                        1,000    2,656
    Stella Chemifa Corp.                                       300    3,807
#   Sugi Holdings Co., Ltd.                                    300   13,494
#   Sumco Corp.                                              4,100   31,465
    Sumitomo Bakelite Co., Ltd.                              4,000   15,234
    Sumitomo Chemical Co., Ltd.                             27,000  101,294
    Sumitomo Corp.                                          14,100  183,025
    Sumitomo Densetsu Co., Ltd.                              1,900   23,430
    Sumitomo Electric Industries, Ltd.                      11,900  164,710
    Sumitomo Forestry Co., Ltd.                              5,600   56,956
    Sumitomo Heavy Industries, Ltd.                         15,000   63,823
    Sumitomo Metal Mining Co., Ltd.                         13,000  196,359
    Sumitomo Mitsui Financial Group, Inc.                   15,100  596,908
    Sumitomo Mitsui Trust Holdings, Inc.                    37,000  152,466
    Sumitomo Osaka Cement Co., Ltd.                          8,000   31,817
    Sumitomo Real Estate Sales Co., Ltd.                       220    6,599
    Sumitomo Realty & Development Co., Ltd.                  1,000   38,799
    Sumitomo Rubber Industries, Ltd.                         3,100   43,083
    Sumitomo Warehouse Co., Ltd. (The)                       6,000   29,093
    Suruga Bank, Ltd.                                        2,000   34,308
    Suzuken Co., Ltd.                                        2,700   97,322
#   Suzuki Motor Corp.                                       3,400   87,720
*   SWCC Showa Holdings Co., Ltd.                            7,000    6,718
    Sysmex Corp.                                             1,000   31,702
    T Hasegawa Co., Ltd.                                       200    2,967
    T&D Holdings, Inc.                                      11,500  137,267
#   Tachi-S Co., Ltd.                                        2,000   31,286
    Tadano, Ltd.                                             3,000   42,419
    Taiheiyo Cement Corp.                                    6,000   21,047
    Taikisha, Ltd.                                           1,100   23,800
#   Taisei Corp.                                            17,000   78,811
    Taisei Lamick Co., Ltd.                                    200    4,873
    Taiyo Holdings Co., Ltd.                                   200    6,045
    Taiyo Nippon Sanso Corp.                                 8,000   63,766
#   Taiyo Yuden Co., Ltd.                                    3,200   39,566
    Takara Standard Co., Ltd.                                3,000   21,428
#   Takasago International Corp.                             3,000   14,666
    Takasago Thermal Engineering Co., Ltd.                   3,900   38,130

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Takashimaya Co., Ltd.                                    8,000 $ 75,794
    Takata Corp.                                             1,500   35,343
    Take And Give Needs Co., Ltd.                              700   13,216
    Takeda Pharmaceutical Co., Ltd.                          3,500  157,430
    Takeuchi Manufacturing Co., Ltd.                         1,100   31,953
    Takuma Co., Ltd.                                         5,000   40,452
#   Tamron Co., Ltd.                                           800   20,011
    Tatsuta Electric Wire and Cable Co., Ltd.                2,100   10,508
    TDK Corp.                                                3,200  136,453
    Teijin, Ltd.                                            33,000   81,116
#   Tekken Corp.                                             4,000   11,706
    Terumo Corp.                                             2,800   55,568
    THK Co., Ltd.                                            2,800   59,182
    Toa Corp.                                                6,000   11,287
    Toagosei Co., Ltd.                                       9,000   37,660
*   Tobishima Corp.                                         14,400   21,036
    Tobu Railway Co., Ltd.                                   7,000   34,237
    TOC Co., Ltd.                                            2,400   16,325
    Tocalo Co., Ltd.                                           900   14,071
    Tochigi Bank, Ltd. (The)                                 5,000   19,491
    Toda Corp.                                               6,000   21,028
    Toei Co., Ltd.                                           1,000    5,598
    Toho Bank, Ltd. (The)                                   11,000   36,842
    Toho Co., Ltd.                                           1,600   30,804
    Toho Gas Co., Ltd.                                       6,000   29,439
    Toho Holdings Co., Ltd.                                  1,300   26,206
*   Toho Titanium Co., Ltd.                                  3,200   19,963
    Toho Zinc Co., Ltd.                                      3,000    9,545
    Tohoku Electric Power Co., Inc.                          2,800   26,647
    Tokai Carbon Co., Ltd.                                  12,000   38,499
    Tokai Corp/Gifu                                            400   10,169
    TOKAI Holdings Corp.                                     1,200    4,160
    Tokai Rika Co., Ltd.                                     1,600   27,807
#   Tokai Rubber Industries, Ltd.                            3,300   34,134
    Tokai Tokyo Financial Holdings, Inc.                     2,800   18,812
#   Token Corp.                                                510   22,639
    Tokio Marine Holdings, Inc.                              7,100  209,208
    Tokushu Tokai Paper Co., Ltd.                            1,000    2,205
    Tokuyama Corp.                                          11,000   31,902
    Tokyo Dome Corp.                                         6,000   26,870
*   Tokyo Electric Power Co., Inc.                          11,300   42,739
    Tokyo Electron, Ltd.                                     2,400  136,502
    Tokyo Gas Co., Ltd.                                      7,000   36,676
#*  Tokyo Rope Manufacturing Co., Ltd.                       5,000    7,300
    Tokyo Seimitsu Co., Ltd.                                   800   13,482
#   Tokyo Steel Manufacturing Co., Ltd.                      5,500   26,890
    Tokyo Tatemono Co., Ltd.                                 5,000   39,874
    Tokyo Tomin Bank, Ltd. (The)                               600    6,225
    Tokyu Construction Co., Ltd.                             2,740   12,132
    Tokyu Corp.                                              6,000   37,789
    Tokyu Fudosan Holdings Corp.                            10,043   73,012
    Tomoku Co., Ltd.                                         2,000    5,372

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    TOMONY Holdings, Inc.                                    8,200 $ 34,868
    Tomy Co., Ltd.                                           4,900   23,252
#   TonenGeneral Sekiyu K.K.                                 4,000   37,783
    Topcon Corp.                                             1,700   29,647
    Toppan Forms Co., Ltd.                                   2,800   25,727
#   Toppan Printing Co., Ltd.                               11,000   75,546
    Topre Corp.                                                600    6,071
    Topy Industries, Ltd.                                    6,000   10,159
#   Toray Industries, Inc.                                  16,000  104,428
    Tosei Corp.                                              2,900   17,545
    Toshiba Corp.                                           22,000   86,171
    Toshiba Machine Co., Ltd.                                6,000   26,947
    Toshiba Plant Systems & Services Corp.                   1,000   14,713
    Toshiba TEC Corp.                                        2,000   13,029
    Tosoh Corp.                                             15,000   57,239
    Totetsu Kogyo Co., Ltd.                                  1,700   34,519
    Towa Bank, Ltd. (The)                                   10,000    9,498
#   Towa Pharmaceutical Co., Ltd.                              700   29,908
#   Toyo Engineering Corp.                                   4,000   17,650
    Toyo Ink SC Holdings Co., Ltd.                           5,000   20,397
#   Toyo Kanetsu K.K.                                        8,000   19,044
    Toyo Securities Co., Ltd.                                7,000   19,284
    Toyo Seikan Group Holdings, Ltd.                         3,300   49,077
    Toyo Suisan Kaisha, Ltd.                                 1,000   32,031
#   Toyo Tanso Co., Ltd.                                       300    7,223
    Toyo Tire & Rubber Co., Ltd.                             8,000   59,655
    Toyobo Co., Ltd.                                        31,000   50,060
    Toyoda Gosei Co., Ltd.                                   3,100   57,120
#   Toyota Boshoku Corp.                                     3,700   38,248
#   Toyota Tsusho Corp.                                      4,500  118,526
    TPR Co., Ltd.                                              400    5,902
    Trancom Co., Ltd.                                          300   10,549
    Transcosmos, Inc.                                          500    9,322
    Trend Micro, Inc.                                        1,000   32,347
    Trusco Nakayama Corp.                                      300    6,761
    TS Tech Co., Ltd.                                        1,200   32,004
    Tsubakimoto Chain Co.                                    4,000   28,547
    Tsukishima Kikai Co., Ltd.                               1,000   10,642
    Tsukuba Bank, Ltd.                                       6,800   24,537
#   Tsumura & Co.                                            1,900   45,161
    Tsuruha Holdings, Inc.                                     300   30,194
    UACJ Corp.                                               7,000   27,689
    Ube Industries, Ltd.                                    36,000   60,992
    UKC Holdings Corp.                                         300    4,827
*   Ulvac, Inc.                                              2,900   54,961
    Unicharm Corp.                                             600   32,537
    Union Tool Co.                                           1,200   28,131
    Unipres Corp.                                            2,100   40,574
    United Arrows, Ltd.                                        200    7,736
*   Unitika, Ltd.                                            3,000    1,702
    UNY Group Holdings Co., Ltd.                             7,100   45,820
    Ushio, Inc.                                              3,400   44,410

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
JAPAN -- (Continued)
    USS Co., Ltd.                                              500 $     7,288
    Valor Co., Ltd.                                          1,800      23,330
    Vital KSK Holdings, Inc.                                   500       3,540
    Wacoal Holdings Corp.                                    4,000      39,457
#   Wacom Co., Ltd.                                          3,600      23,544
    Wakita & Co., Ltd.                                       1,000      11,351
    Warabeya Nichiyo Co., Ltd.                               1,700      31,738
#   Welcia Holdings Co., Ltd.                                  500      30,246
    West Japan Railway Co.                                   1,000      40,553
    Xebio Co., Ltd.                                          1,600      29,591
    Yachiyo Bank, Ltd. (The)                                   700      18,922
#   Yahoo Japan Corp.                                        6,300      27,521
    Yakult Honsha Co., Ltd.                                    800      43,240
#   Yamada Denki Co., Ltd.                                  34,300     126,720
#   Yamagata Bank, Ltd. (The)                                4,000      17,121
    Yamaguchi Financial Group, Inc.                          8,000      73,774
    Yamaha Motor Co., Ltd.                                   5,200      80,271
    Yamanashi Chuo Bank, Ltd. (The)                          4,000      17,332
    Yamato Holdings Co., Ltd.                                3,800      78,197
    Yamato Kogyo Co., Ltd.                                   1,500      43,257
    Yamazaki Baking Co., Ltd.                                4,000      48,873
    Yamazen Corp.                                              800       5,168
#   Yaoko Co., Ltd.                                            300      13,599
#   Yaskawa Electric Corp.                                   1,000      11,276
    Yellow Hat, Ltd.                                           800      15,337
    Yokogawa Bridge Holdings Corp.                           1,000      13,260
    Yokogawa Electric Corp.                                  2,700      36,914
    Yokohama Reito Co., Ltd.                                 1,400      11,333
    Yokohama Rubber Co., Ltd. (The)                          7,000      62,524
    Yondoshi Holdings, Inc.                                  1,300      23,147
    Yorozu Corp.                                               800      14,953
    Yuasa Trading Co., Ltd.                                  3,000       5,708
#   Zenrin Co., Ltd.                                         2,300      23,460
    Zensho Holdings Co., Ltd.                                2,200      22,240
    Zeon Corp.                                               7,000      65,088
    ZERIA Pharmaceutical Co., Ltd.                             900      18,869
                                                                   -----------
TOTAL JAPAN                                                         34,354,420
                                                                   -----------
NETHERLANDS -- (2.4%)
    Aalberts Industries NV                                   3,793     126,352
#   Accell Group                                               812      16,137
    Aegon NV                                                42,544     389,976
    Akzo Nobel NV                                            3,296     253,997
*   AMG Advanced Metallurgical Group NV                      3,771      37,932
    Amsterdam Commodities NV                                 1,321      32,832
*   APERAM                                                   2,306      59,999
    Arcadis NV                                               2,270      80,681
    ASM International NV                                     2,059      90,109
    ASML Holding NV                                          1,345     109,461
    BE Semiconductor Industries NV                           1,154      19,692
    Beter Bed Holding NV                                       103       2,434
    BinckBank NV                                             2,499      28,236

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
NETHERLANDS -- (Continued)
    Brunel International NV                                    344 $   23,303
    Corbion NV                                                 697     16,165
    Delta Lloyd NV                                           6,814    179,331
    Exact Holding NV                                           439     15,483
    Fugro NV                                                 2,613    173,149
#   Gemalto NV                                               1,220    136,403
*   Grontmij                                                 1,448      7,748
#   Heijmans NV                                                592     10,620
    Hunter Douglas NV                                           40      2,009
*   ING Groep NV                                            48,535    693,801
*   ING Groep NV Sponsored ADR                                 924     13,213
    KAS Bank NV                                              1,078     15,927
    Kendrion NV                                                532     18,121
    Koninklijke Ahold NV                                    15,708    303,665
#   Koninklijke BAM Groep NV                                 9,637     52,254
    Koninklijke Boskalis Westminster NV                      3,078    174,451
*   Koninklijke KPN NV                                      71,139    252,747
    Koninklijke Philips NV                                  10,464    334,429
    Koninklijke Ten Cate NV                                  1,029     30,658
#   Koninklijke Vopak NV                                     1,078     53,750
    Koninklijke Wessanen NV                                  1,773     10,475
    Nutreco NV                                               1,987     92,501
#*  Ordina NV                                                9,133     26,404
    Randstad Holding NV                                      2,790    163,047
#   Reed Elsevier NV                                         3,052     62,294
#   Reed Elsevier NV Sponsored ADR                             469     19,717
#*  Royal Imtech NV                                          9,920     19,340
*   SBM Offshore NV                                          6,042    110,594
    Sligro Food Group NV                                       661     27,665
    Telegraaf Media Groep NV                                   752      7,064
    TKH Group NV                                             1,132     39,451
#*  TomTom NV                                                5,912     41,920
#   Unilever NV                                              4,882    209,047
    USG People NV                                            1,849     31,990
#   Wolters Kluwer NV                                        5,462    152,258
#   Ziggo NV                                                 3,202    139,040
                                                                   ----------
TOTAL NETHERLANDS                                                   4,907,872
                                                                   ----------
NEW ZEALAND -- (0.3%)
    Air New Zealand, Ltd.                                   12,645     22,914
    Auckland International Airport, Ltd.                    36,146    123,796
*   Bathurst Resources, Ltd.                                 9,581        554
    Chorus, Ltd.                                            10,816     16,526
    Contact Energy, Ltd.                                    10,843     53,260
    Fisher & Paykel Healthcare Corp., Ltd.                  12,138     42,785
    Fletcher Building, Ltd.                                  6,668     56,700
    Freightways, Ltd.                                          544      2,347
    Infratil, Ltd.                                          11,288     22,403
    Kathmandu Holdings, Ltd.                                 8,507     26,750
    Mainfreight, Ltd.                                          959     11,083
    Nuplex Industries, Ltd.                                  2,075      6,270
    Port of Tauranga, Ltd.                                   1,180     14,653

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
NEW ZEALAND -- (Continued)
    Ryman Healthcare, Ltd.                                    4,796 $ 35,827
    Sky Network Television, Ltd.                             10,622   61,308
    Telecom Corp. of New Zealand, Ltd.                       49,333  117,855
    Tower, Ltd.                                               2,423    3,391
    TrustPower, Ltd.                                            712    4,113
    Vector, Ltd.                                              6,867   15,180
#   Warehouse Group, Ltd. (The)                               3,208    9,384
#*  Xero, Ltd.                                                  584   16,067
                                                                    --------
TOTAL NEW ZEALAND                                                    663,166
                                                                    --------
NORWAY -- (1.0%)
#   ABG Sundal Collier Holding ASA                            5,144    4,775
#   Aker ASA Class A                                            705   23,880
    Aker Solutions ASA                                        2,032   32,558
*   Archer, Ltd.                                             17,369   23,691
#   Atea ASA                                                  1,182   13,586
    Austevoll Seafood ASA                                     3,081   19,958
    Bakkafrost P/F                                              264    4,134
    Bonheur ASA                                                 235    4,569
    BW Offshore, Ltd.                                        21,859   28,586
*   BWG Homes ASA                                             2,437    4,801
    Cermaq ASA                                                1,636   19,337
#*  Det Norske Oljeselskap ASA                                1,499   16,393
#   DNB ASA                                                  11,790  208,984
*   DNO International ASA                                    10,543   36,616
    Ekornes ASA                                               1,061   16,788
#   Eltek ASA                                                 1,341    1,840
    Fred Olsen Energy ASA                                       500   15,949
#*  Frontline, Ltd.                                           1,584    5,170
#   Gjensidige Forsikring ASA                                 2,230   41,154
    Golden Ocean Group, Ltd.                                 10,261   18,197
*   Hoegh LNG Holdings, Ltd.                                  2,182   21,311
*   Kongsberg Automotive Holding ASA                         14,742   14,820
    Kvaerner ASA                                              9,715   19,460
    Leroy Seafood Group ASA                                   1,018   36,056
    Marine Harvest ASA                                        2,144   26,297
*   Nordic Semiconductor ASA                                  4,191   23,513
#   Norsk Hydro ASA                                          31,619  169,579
#*  Norwegian Air Shuttle A.S.                                  232    9,236
*   Odfjell SE Class A                                          203    1,015
    Opera Software ASA                                          908   11,737
#   Orkla ASA                                                 7,127   58,944
#   Petroleum Geo-Services ASA                                8,028   96,928
    Prosafe SE                                                2,286   20,149
*   REC Silicon ASA                                         102,391   57,272
*   REC Solar ASA                                             1,763   26,625
*   Salmar ASA                                                2,265   32,787
#   Schibsted ASA                                               623   35,848
    Seadrill, Ltd.                                              840   29,585
    Solstad Offshore ASA                                        578   10,641
#   SpareBank 1 SR Bank ASA                                   5,024   48,728
    Statoil ASA                                               4,573  139,410

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                         SHARES   VALUE++
                                                         ------- ----------
NORWAY -- (Continued)
    Statoil ASA Sponsored ADR                              4,209 $  128,248
    Stolt-Nielsen, Ltd.                                      714     19,305
*   Storebrand ASA                                        14,769     82,904
    Subsea 7 SA                                            5,296    106,048
    Telenor ASA                                            2,377     55,852
#   TGS Nopec Geophysical Co. ASA                            846     29,182
#   Tomra Systems ASA                                      2,665     24,797
#   Veidekke ASA                                           2,111     22,648
#   Wilh Wilhelmsen ASA                                    2,874     27,818
#   Wilh Wilhelmsen Holding ASA Class A                      223      7,075
#   Yara International ASA                                 1,755     82,961
                                                                 ----------
TOTAL NORWAY                                                      2,017,745
                                                                 ----------
PORTUGAL -- (0.4%)
    Altri SGPS SA                                          9,400     31,945
*   Banco BPI SA                                          10,198     26,176
#*  Banco Comercial Portugues SA                         466,988    141,915
#*  Banco Espirito Santo SA                               71,918    127,477
    EDP - Energias de Portugal SA                         14,832     72,049
*   EDP Renovaveis SA                                      8,046     55,176
    Galp Energia SGPS SA                                   2,451     42,481
    Jeronimo Martins SGPS SA                               1,464     25,604
    Mota-Engil SGPS SA                                     5,517     42,233
    Portucel SA                                            8,001     37,937
    Portugal Telecom SGPS SA                               8,905     36,997
#   REN - Redes Energeticas Nacionais SGPS SA              4,225     15,890
    Semapa-Sociedade de Investimento e Gestao              2,407     36,083
    Sonae                                                 40,341     75,892
    ZON Optimus SGPS SA                                    5,591     40,444
                                                                 ----------
TOTAL PORTUGAL                                                      808,299
                                                                 ----------
SINGAPORE -- (1.5%)
#*  Ausgroup, Ltd.                                        14,000      5,106
    Biosensors International Group, Ltd.                  60,000     45,569
    Boustead Singapore, Ltd.                               9,000     13,614
    Bukit Sembawang Estates, Ltd.                          5,000     23,315
    CapitaLand, Ltd.                                      59,000    150,997
    Chip Eng Seng Corp., Ltd.                             14,000      8,556
    City Developments, Ltd.                               11,000     95,304
    Cityspring Infrastructure Trust                       25,000      9,489
    ComfortDelGro Corp., Ltd.                             31,000     52,570
    Cosco Corp. Singapore, Ltd.                           57,000     32,826
    CSE Global, Ltd.                                      14,000      6,648
    CWT, Ltd.                                              5,000      5,811
    DBS Group Holdings, Ltd.                              21,160    286,658
    Ezion Holdings, Ltd.                                  19,200     34,903
    Ezra Holdings, Ltd.                                   35,000     29,398
    First Resources, Ltd.                                 17,000     34,913
    Fragrance Group, Ltd.                                 64,000     12,773
    GMG Global, Ltd.                                     163,000     11,707
    Golden Agri-Resources, Ltd.                          163,000     79,517
    Goodpack, Ltd.                                        12,000     22,988

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                         SHARES  VALUE++
                                                         ------- --------
SINGAPORE -- (Continued)
    Great Eastern Holdings, Ltd.                           1,000 $ 15,173
    GuocoLand, Ltd.                                        5,000    8,507
    GuocoLeisure, Ltd.                                    17,000   13,109
    Ho Bee Land, Ltd.                                     11,000   20,132
    Hongkong Land Holdings, Ltd.                           6,000   42,051
    Hotel Properties, Ltd.                                 9,000   26,695
    Hutchison Port Holdings Trust                        123,000   83,709
    Hyflux, Ltd.                                          16,000   15,320
    Indofood Agri Resources, Ltd.                         18,000   15,330
    Jardine Cycle & Carriage, Ltd.                         1,000   37,496
    Jaya Holdings, Ltd.                                   18,000   11,448
    Keppel Corp., Ltd.                                     8,000   67,312
    Keppel Infrastructure Trust                           17,000   14,240
    Keppel Land, Ltd.                                     28,000   77,460
    Lian Beng Group, Ltd.                                 48,000   26,850
#*  Linc Energy, Ltd.                                     16,858   15,866
    M1, Ltd.                                               6,000   16,121
    Midas Holdings, Ltd.                                  42,000   15,789
    Nam Cheong, Ltd.                                     118,000   33,480
*   Neptune Orient Lines, Ltd.                            32,000   25,954
    Noble Group, Ltd.                                    143,000  147,244
    Olam International, Ltd.                              54,000   96,359
#   OSIM International, Ltd.                               4,000    9,268
#   OUE Hospitality Trust                                  2,333    1,620
    OUE, Ltd.                                             14,000   25,383
    Oversea-Chinese Banking Corp., Ltd.                   25,000  192,804
*   Raffles Education Corp., Ltd.                         19,000    4,480
    SATS, Ltd.                                            18,000   45,568
    SembCorp Industries, Ltd.                              8,000   34,345
#   SembCorp Marine, Ltd.                                  3,000    9,757
    Sinarmas Land, Ltd.                                   30,000   12,731
    Singapore Airlines, Ltd.                              13,000  107,776
    Singapore Exchange, Ltd.                               5,000   27,651
    Singapore Post, Ltd.                                  20,000   22,595
#   Singapore Press Holdings, Ltd.                        17,000   56,848
    Singapore Telecommunications, Ltd.                    34,000  104,146
*   Sino Grandness Food Industry Group, Ltd.              46,000   25,377
#   SMRT Corp., Ltd.                                      32,000   31,156
    Stamford Land Corp., Ltd.                             11,000    5,226
    StarHub, Ltd.                                          2,000    6,635
    Super Group, Ltd.                                      6,000   16,786
    Swiber Holdings, Ltd.                                 32,000   16,374
    Tat Hong Holdings, Ltd.                                5,000    3,235
    Tuan Sing Holdings, Ltd.                              21,000    5,872
    United Engineers, Ltd.                                23,000   39,648
    United Envirotech, Ltd.                               35,000   36,474
    United Industrial Corp., Ltd.                          3,000    8,023
    United Overseas Bank, Ltd.                            13,000  226,267
    UOB-Kay Hian Holdings, Ltd.                            4,000    5,377
    UOL Group, Ltd.                                       14,000   71,879
*   Vard Holdings, Ltd.                                   23,000   17,770
    Venture Corp., Ltd.                                   13,000   79,627

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                         SHARES   VALUE++
                                                         ------- ----------
SINGAPORE -- (Continued)
    Wilmar International, Ltd.                            22,000 $   59,792
    Wing Tai Holdings, Ltd.                               21,000     33,588
    Yongnam Holdings, Ltd.                                26,000      4,993
                                                                 ----------
TOTAL SINGAPORE                                                   3,137,378
                                                                 ----------
SPAIN -- (2.8%)
    Abengoa SA                                               348      1,550
    Abengoa SA Class B                                    16,871     75,114
    Abertis Infraestructuras SA                            4,104     92,378
    Acciona SA                                             1,180     95,988
    Acerinox SA                                            3,309     57,866
    ACS Actividades de Construccion y Servicios SA         1,779     76,370
    Adveo Group International SA                              62      1,476
    Almirall SA                                            1,484     24,855
    Amadeus IT Holding SA Class A                          2,385     99,193
*   Atresmedia Corp de Medios de Comunicaion SA            1,251     18,001
    Banco Bilbao Vizcaya Argentaria SA                    42,993    529,577
    Banco Bilbao Vizcaya Argentaria SA Sponsored ADR       2,321     28,670
    Banco de Sabadell SA                                  86,613    294,682
    Banco Popular Espanol SA                              38,615    284,551
    Banco Santander SA                                   117,003  1,163,670
*   Bankia SA                                             44,945     91,806
    Bankinter SA                                          11,421     87,445
    Bolsas y Mercados Espanoles SA                         1,704     74,235
#   CaixaBank SA                                          25,695    156,604
*   Campofrio Food Group SA                                1,648     15,772
    Cie Automotive SA                                        540      6,877
    Construcciones y Auxiliar de Ferrocarriles SA            132     63,225
*   Deoleo SA                                             24,843     13,623
    Distribuidora Internacional de Alimentacion SA         6,555     58,638
    Duro Felguera SA                                         111        757
    Ebro Foods SA                                          3,108     71,626
    Elecnor SA                                               708     10,177
    Enagas SA                                              3,191     98,311
    Ence Energia y Celulosa SA                             9,356     27,557
    Faes Farma SA                                          9,611     29,780
    Ferrovial SA                                           3,093     68,752
*   Fomento de Construcciones y Contratas SA                 699     15,419
*   Gamesa Corp. Tecnologica SA                            9,132     90,771
    Gas Natural SDG SA                                     2,984     85,566
    Grupo Catalana Occidente SA                            1,560     61,040
    Iberdrola SA                                          61,013    426,208
    Inditex SA                                               458     68,813
    Indra Sistemas SA                                      3,664     68,817
*   Jazztel P.L.C.                                         4,844     74,394
    Mapfre SA                                             22,482     94,818
*   Mediaset Espana Comunicacion SA                        5,351     59,377
    Melia Hotels International SA                          1,614     20,417
*   NH Hoteles SA                                          7,114     45,450
    Obrascon Huarte Lain SA                                1,149     53,269
*   Promotora de Informaciones SA Class A                 29,045     16,221
    Prosegur Cia de Seguridad SA                           2,843     19,037

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                         SHARES  VALUE++
                                                         ------ ----------
SPAIN -- (Continued)
    Red Electrica Corp. SA                                1,514 $  124,627
    Repsol SA                                             8,508    229,067
*   Sacyr SA                                             10,826     71,305
    Tecnicas Reunidas SA                                    618     37,224
    Telefonica SA                                         9,024    151,442
    Telefonica SA Sponsored ADR                           3,737     62,595
    Tubacex SA                                            4,175     20,475
    Tubos Reunidos SA                                     7,475     23,159
    Vidrala SA                                              657     34,775
    Viscofan SA                                             626     32,621
    Zardoya Otis SA                                       2,090     36,657
*   Zeltia SA                                             7,549     28,479
                                                                ----------
TOTAL SPAIN                                                      5,771,169
                                                                ----------
SWEDEN -- (2.7%)
    AarhusKarlshamn AB                                      804     53,838
    Acando AB                                               420        971
    AF AB Class B                                         1,255     45,577
#   Alfa Laval AB                                         2,287     60,933
    Assa Abloy AB Class B                                 2,320    123,133
    Atrium Ljungberg AB Class B                             804     12,749
    Axfood AB                                               355     18,917
#   Axis Communications AB                                  619     18,458
    B&B Tools AB Class B                                    370      6,789
    Beijer Alma AB                                        1,339     37,869
    Bilia AB Class A                                      1,165     38,682
    BillerudKorsnas AB                                    5,964     87,160
    BioGaia AB Class B                                       95      2,855
#   Boliden AB                                            9,139    139,573
    Byggmax Group AB                                      2,155     18,055
    Castellum AB                                          4,402     75,066
#   Clas Ohlson AB Class B                                2,311     51,258
#   Concentric AB                                           787     11,135
#   Dios Fastigheter AB                                   2,907     23,614
    Duni AB                                               1,913     31,955
    Electrolux AB Series B                                2,019     56,120
#   Elekta AB Class B                                     4,265     59,521
*   Eniro AB                                              6,256     50,057
    Fabege AB                                             2,908     40,851
    Getinge AB Class B                                    1,977     57,943
    Gunnebo AB                                            3,716     21,208
#   Haldex AB                                             1,153     14,790
    Hennes & Mauritz AB Class B                           2,551    104,420
    Hexagon AB Class B                                    2,548     81,576
    Hexpol AB                                               382     36,194
    HIQ International AB(BLNMLM8)                         2,121     12,886
*   HIQ International AB(B97F1H4)                         2,121        845
    Holmen AB Class B                                     2,572     90,902
    Husqvarna AB Class A                                  3,743     30,979
    Husqvarna AB Class B                                 12,975    108,336
    ICA Gruppen AB                                        2,950     99,227
    Industrial & Financial Systems Class B                  553     15,864

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                         SHARES VALUE++
                                                         ------ --------
SWEDEN -- (Continued)
#   Indutrade AB                                            389 $ 16,928
#   Intrum Justitia AB                                    1,920   55,663
#   JM AB                                                 1,776   60,348
*   KappAhl AB                                            2,817   17,286
#*  Karolinska Development AB Class B                     2,570    9,830
#   KNOW IT AB                                            1,527   16,210
#   Kungsleden AB                                         5,180   42,310
    Lagercrantz AB Class B                                1,289   25,963
*   Lindab International AB                               3,331   41,527
    Loomis AB Class B                                     1,553   42,362
*   Lundin Petroleum AB                                   1,560   33,487
    Meda AB Class A                                       8,655  155,573
#*  Medivir AB Class B                                    2,235   39,674
    Mekonomen AB                                            505   13,551
#   Millicom International Cellular SA                      396   39,249
#   Modern Times Group AB Class B                           823   36,720
    NCC AB Class A                                          374   13,316
    NCC AB Class B                                        2,855  100,026
#   Nibe Industrier AB Class B                            2,644   74,239
    Nobia AB                                              4,812   43,802
#   Nolato AB Class B                                       433    9,887
    Nordea Bank AB                                       37,248  539,746
#   Nordnet AB Class B                                    5,225   25,716
#   OEM International AB Class B                            160    2,912
    Peab AB                                               7,109   55,043
    Proffice AB Class B                                     638    2,326
#   Ratos AB Class B                                      6,657   67,912
*   Rezidor Hotel Group AB                                1,068    6,619
    Sagax AB Class B                                        388    1,854
    Sandvik AB                                            4,871   69,226
#*  SAS AB                                               11,807   25,391
    Securitas AB Class B                                  6,484   78,383
    Skandinaviska Enskilda Banken AB Class A             17,184  237,361
    Skanska AB Class B                                    9,360  214,899
    SkiStar AB                                              194    2,561
#*  SSAB AB Class A                                       7,113   62,102
#*  SSAB AB Class B                                       4,064   30,746
    Svenska Cellulosa AB Class A                          1,418   39,655
    Svenska Cellulosa AB Class B                         10,086  283,548
    Svenska Handelsbanken AB Class A                      6,121  307,886
    Svenska Handelsbanken AB Class B                        508   24,802
    Sweco AB Class B                                        220    3,433
    Swedbank AB Class A                                   9,727  260,313
*   Swedish Orphan Biovitrum AB                           5,855   64,384
    Systemair AB                                            168    2,738
    Tele2 AB Class B                                      8,205  104,853
    TeliaSonera AB                                       22,976  167,244
    Transmode AB                                            457    6,099
#   Trelleborg AB Class B                                 8,851  189,381
#   Wallenstam AB Class B                                 2,797   45,912

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                         SHARES  VALUE++
                                                         ------ ----------
SWEDEN -- (Continued)
#   Wihlborgs Fastigheter AB                              1,610 $   31,041
                                                                ----------
TOTAL SWEDEN                                                     5,582,343
                                                                ----------
SWITZERLAND -- (4.5%)
    ABB, Ltd.                                            14,979    360,636
#   ABB, Ltd. Sponsored ADR                               8,786    210,161
    Actelion, Ltd.                                        1,844    181,548
    Adecco SA                                             2,379    199,722
    AFG Arbonia-Forster Holding AG                          731     24,369
    Allreal Holding AG                                      438     61,767
    Alpiq Holding AG                                        189     23,193
    ams AG                                                  436     65,737
    APG SGA SA                                               33     11,344
    Aryzta AG                                             3,482    321,860
    Ascom Holding AG                                      1,831     34,062
    Autoneum Holding AG                                     266     56,432
    Baloise Holding AG                                    1,872    227,960
    Bank Coop AG                                             85      4,157
    Banque Cantonale de Geneve                               19      4,854
    Banque Cantonale Vaudoise                                75     44,519
#   Basler Kantonalbank                                     117     10,114
    Belimo Holding AG                                         8     22,533
    Bell AG                                                   1      2,749
    Berner Kantonalbank AG                                  151     37,045
    BKW AG                                                  581     21,345
*   Bobst Group SA                                          574     29,216
    Bossard Holding AG Class A                              244     33,610
    Bucher Industries AG                                    202     65,797
    Burckhardt Compression Holding AG                        53     27,471
    Burkhalter Holding AG                                   120     11,322
    Cie Financiere Richemont SA                           2,987    303,897
    Cie Financiere Tradition SA                              83      4,518
    Clariant AG                                          10,774    212,462
    Conzzeta AG                                              10     39,566
    Credit Suisse Group AG                                6,386    202,453
    Credit Suisse Group AG Sponsored ADR                  8,959    283,731
    Daetwyler Holding AG                                    141     22,294
    EFG International AG                                  1,818     23,036
    Emmi AG                                                  72     26,419
    EMS-Chemie Holding AG                                    62     24,192
#   Energiedienst Holding AG                                 25        906
    Flughafen Zuerich AG                                    125     78,860
    Forbo Holding AG                                         58     60,036
#   Galenica AG                                             143    145,614
    GAM Holding AG                                        5,567    101,392
    Gategroup Holding AG                                    865     26,952
    Geberit AG                                              367    122,574
    Georg Fischer AG                                        135    107,096
    Givaudan SA                                             114    179,912
    Gurit Holding AG                                          8      4,180
    Helvetia Holding AG                                     240    119,628
    Huber & Suhner AG                                       482     26,514

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                         SHARES VALUE++
                                                         ------ --------
SWITZERLAND -- (Continued)
    Implenia AG                                             665 $ 48,762
    Inficon Holding AG                                       65   23,281
    Intershop Holdings AG                                    15    5,798
    Julius Baer Group, Ltd.                               5,100  238,886
    Kaba Holding AG Class B                                  91   43,836
    Kardex AG                                               529   27,099
    Komax Holding AG                                        100   15,479
    Kudelski SA                                           1,322   22,799
    Kuehne + Nagel International AG                         382   52,235
    Kuoni Reisen Holding AG                                 144   63,592
    LEM Holding SA                                           10    8,260
    Liechtensteinische Landesbank AG                        109    5,396
    Lindt & Spruengli AG                                      1   58,338
#   Logitech International SA                             4,869   65,488
    Luzerner Kantonalbank AG                                128   52,675
    MCH Group AG                                             97    7,006
    Metall Zug AG                                             3    9,046
#*  Meyer Burger Technology AG                            3,938   48,688
    Micronas Semiconductor Holding AG                     2,725   24,259
*   Mobilezone Holding AG                                   307    3,494
    Mobimo Holding AG                                       242   52,012
    Nobel Biocare Holding AG                              2,543   35,473
    OC Oerlikon Corp. AG                                  7,100  113,101
*   Orascom Development Holding AG                          232    3,614
    Orior AG                                                193   12,471
    Panalpina Welttransport Holding AG                      163   25,597
    Partners Group Holding AG                               259   70,919
    Phoenix Mecano AG                                         6    3,861
    PubliGroupe AG                                           37    7,413
    Rieter Holding AG                                       155   35,049
    Romande Energie Holding SA                                3    3,918
    Schaffner Holding AG                                     38   11,150
*   Schmolz + Bickenbach AG                              28,453   40,822
    Schweiter Technologies AG                                46   34,773
    Schweizerische National-Versicherungs-Gesellschaft
      AG                                                    691   47,887
    SGS SA                                                   31   77,441
    Siegfried Holding AG                                    133   24,923
    Sika AG                                                  52  210,402
    Sonova Holding AG                                       776  112,105
    St Galler Kantonalbank AG                                92   39,515
    Straumann Holding AG                                     52   11,539
    Sulzer AG                                               800  123,442
    Swatch Group AG (The)(7184725)                          276  177,479
    Swatch Group AG (The)(7184736)                          556   67,087
    Swiss Life Holding AG                                 1,190  293,187
    Swiss Re AG                                           7,268  635,522
    Swisscom AG                                             148   90,040
*   Swisslog Holding AG                                   2,849    3,275
    Swissquote Group Holding SA                             701   27,633
    Syngenta AG                                             330  130,677
    Tamedia AG                                                5      659
    Temenos Group AG                                        859   30,799

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                         SHARES  VALUE++
                                                         ------ ----------
SWITZERLAND -- (Continued)
    U-Blox AG                                               460 $   56,318
    UBS AG                                               36,724    767,899
    Valiant Holding AG                                      529     58,570
    Valora Holding AG                                       127     35,911
    Vaudoise Assurances Holding SA Class B                   62     28,328
    Verwaltungs- und Privat-Bank AG                         176     17,547
    Vetropack Holding AG                                      6     11,558
#   Vontobel Holding AG                                     968     37,941
    Walliser Kantonalbank                                     1        848
*   Walter Meier AG                                          85      4,592
    WM Technologie, Ltd.                                     85      2,028
#   Zehnder Group AG                                        331     14,434
    Zug Estates Holding AG                                    8     10,768
    Zuger Kantonalbank AG                                     3     16,227
    Zurich Insurance Group AG                             2,123    608,789
                                                                ----------
TOTAL SWITZERLAND                                                9,259,715
                                                                ----------
UNITED KINGDOM -- (18.4%)
    A.G. Barr P.L.C.                                      2,545     26,592
    Aberdeen Asset Management P.L.C.                     14,250    105,399
    Admiral Group P.L.C.                                  3,386     79,962
*   Afren P.L.C.                                         38,660    102,689
    African Barrick Gold P.L.C.                           9,996     41,933
*   Aga Rangemaster Group P.L.C.                          4,443     13,061
    Aggreko P.L.C.                                        3,021     80,628
    Alent P.L.C.                                          7,283     39,188
    AMEC P.L.C.                                          11,445    239,031
    Amlin P.L.C.                                         19,044    143,986
    Anglo American P.L.C.                                24,220    647,476
    Anglo Pacific Group P.L.C.                            3,558     11,456
    Antofagasta P.L.C.                                    9,627    128,301
    ARM Holdings P.L.C. Sponsored ADR                     2,922    133,009
    Ashmore Group P.L.C.                                 10,568     62,772
    Ashtead Group P.L.C.                                 12,059    178,668
    Aviva P.L.C.                                          8,759     78,058
#   Aviva P.L.C. Sponsored ADR                           24,448    438,353
    AZ Electronic Materials SA                            3,213     21,871
    Balfour Beatty P.L.C.                                26,136    124,122
    Bank of Georgia Holdings P.L.C.                       1,105     48,601
    Barclays P.L.C. Sponsored ADR                        46,066    788,189
    Barratt Developments P.L.C.                          35,935    224,743
    BBA Aviation P.L.C.                                  18,316     96,093
    Beazley P.L.C.                                       21,395     88,755
    Bellway P.L.C.                                        5,567    135,572
    Berendsen P.L.C.                                      5,643     98,617
    Berkeley Group Holdings P.L.C.                        4,498    174,530
    BG Group P.L.C.                                      32,328    653,973
#   BHP Billiton P.L.C. ADR                               8,483    548,850
    Bloomsbury Publishing P.L.C.                            364        987
    Bodycote P.L.C.                                       7,441     91,818
    Bovis Homes Group P.L.C.                              5,827     77,924
    BP P.L.C. Sponsored ADR                              43,642  2,209,158

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                         SHARES VALUE++
                                                         ------ --------
UNITED KINGDOM -- (Continued)
    Braemar Shipping Services P.L.C.                        266 $  2,349
    Brammer P.L.C.                                        5,914   46,759
    Brewin Dolphin Holdings P.L.C.                       11,189   61,035
    British Polythene Industries P.L.C.                   1,323   14,101
    British Sky Broadcasting Group P.L.C.                 7,688  114,419
    Britvic P.L.C.                                        5,310   65,034
    BT Group P.L.C.                                      26,802  167,315
    BT Group P.L.C. Sponsored ADR                         1,051   65,866
*   BTG P.L.C.                                            9,457   85,037
    Bunzl P.L.C.                                          4,929  140,436
    Burberry Group P.L.C.                                 2,353   59,094
    Cable & Wireless Communications P.L.C.               66,468   59,357
    Cape P.L.C.                                           5,571   28,248
    Capita P.L.C.                                         3,509   64,346
    Carillion P.L.C.                                     16,464  102,989
#   Carnival P.L.C. ADR                                   4,741  189,213
    Catlin Group, Ltd.                                   15,558  138,952
*   Centamin P.L.C.                                      44,019   48,109
    Centrica P.L.C.                                      27,748  154,752
    Chesnara P.L.C.                                       4,234   23,522
    Chime Communications P.L.C.                           1,066    6,284
    Cineworld Group P.L.C.                                4,419   24,099
    Clarkson P.L.C.                                         575   25,910
    Close Brothers Group P.L.C.                           5,424  128,122
    Coca-Cola HBC AG                                      4,075  103,271
*   Colt Group SA                                        14,243   31,520
    Communisis P.L.C.                                     5,124    5,643
    Compass Group P.L.C.                                 13,682  217,940
    Computacenter P.L.C.                                  4,456   49,051
    Connect Group P.L.C.                                  6,841   20,829
    Consort Medical P.L.C.                                  942   14,037
    Cranswick P.L.C.                                      2,019   40,776
    Croda International P.L.C.                            1,499   65,288
    CSR P.L.C.                                            3,985   38,720
    CSR P.L.C. ADR                                          300   11,613
    Daily Mail & General Trust P.L.C.                     3,473   47,872
    Dairy Crest Group P.L.C.                              5,525   43,107
    Darty P.L.C.                                          7,969   13,812
    DCC P.L.C.                                            2,504  128,390
    De La Rue P.L.C.                                      1,276   17,682
    Debenhams P.L.C.                                     49,797   67,631
    Dechra Pharmaceuticals P.L.C.                         2,358   27,468
    Development Securities P.L.C.                         4,583   18,832
    Devro P.L.C.                                          2,268    8,097
    Dignity P.L.C.                                          736   17,803
    Diploma P.L.C.                                        4,566   50,958
*   Dixons Retail P.L.C.                                 81,626   62,083
    Domino Printing Sciences P.L.C.                       4,024   52,708
    Drax Group P.L.C.                                    15,983  178,914
    DS Smith P.L.C.                                      29,394  156,642
    Dunelm Group P.L.C.                                     420    6,650
    E2V Technologies P.L.C.                                 931    2,622

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                         SHARES   VALUE++
                                                         ------- ----------
UNITED KINGDOM -- (Continued)
    easyJet P.L.C.                                         3,214 $   88,930
    Electrocomponents P.L.C.                              19,952     98,352
    Elementis P.L.C.                                      19,483     91,461
*   EnQuest P.L.C.                                        35,903     83,330
*   Essar Energy P.L.C.                                   13,277     15,066
    Euromoney Institutional Investor P.L.C.                1,177     21,243
*   Evraz P.L.C.                                           3,856      6,289
*   Exillon Energy P.L.C.                                  1,987      4,748
    Experian P.L.C.                                        5,183     99,653
    F&C Asset Management P.L.C.                           21,596     43,581
    Fenner P.L.C.                                          8,670     60,660
    Ferrexpo P.L.C.                                        6,501     16,035
    Fidessa Group P.L.C.                                     688     26,072
*   Firstgroup P.L.C.                                     44,185     96,552
    Fresnillo P.L.C.                                         241      3,475
    G4S P.L.C.                                            12,897     51,491
    Galliford Try P.L.C.                                   3,000     60,388
*   Gem Diamonds, Ltd.                                     5,324     14,938
    Genus P.L.C.                                             699     11,954
    GKN P.L.C.                                            30,139    195,934
    Glencore Xstrata P.L.C.                              110,930    598,552
    Go-Ahead Group P.L.C.                                    918     30,615
    Grafton Group P.L.C.                                   6,382     62,773
    Greencore Group P.L.C.                                21,877     96,625
    Greggs P.L.C.                                          5,571     50,391
    Halfords Group P.L.C.                                  9,263     69,507
    Halma P.L.C.                                          12,232    116,213
    Hargreaves Lansdown P.L.C.                             3,842     76,055
    Hays P.L.C.                                           28,400     72,454
    Helical Bar P.L.C.                                     2,872     17,622
    Henderson Group P.L.C.                                36,026    153,059
*   Heritage Oil P.L.C.                                   10,502     56,062
    Hill & Smith Holdings P.L.C.                           2,871     27,119
    Hiscox, Ltd.                                          10,667    127,263
    Hochschild Mining P.L.C.                               1,276      3,561
    Home Retail Group P.L.C.                              31,636    109,312
    Homeserve P.L.C.                                      11,423     65,165
    Howden Joinery Group P.L.C.                           16,124     88,771
    HSBC Holdings P.L.C. Sponsored ADR                    39,434  2,023,753
    Hunting P.L.C.                                         4,983     71,339
    ICAP P.L.C.                                           20,029    140,301
    IG Group Holdings P.L.C.                              13,273    142,732
    IMI P.L.C.                                             2,539     64,402
    Inchcape P.L.C.                                       17,067    185,402
    Informa P.L.C.                                        23,738    193,852
    Inmarsat P.L.C.                                       16,912    208,092
*   Innovation Group P.L.C.                               24,681     13,228
    InterContinental Hotels Group P.L.C.                   4,278    146,207
    InterContinental Hotels Group P.L.C. ADR                 731     25,161
*   International Consolidated Airlines Group SA          25,497    174,375
    Interserve P.L.C.                                      5,962     66,817
    Intertek Group P.L.C.                                  1,342     66,106

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                         SHARES  VALUE++
                                                         ------- --------
UNITED KINGDOM -- (Continued)
    Investec P.L.C.                                       24,501 $216,191
*   IP Group P.L.C.                                        5,573   16,171
    ITE Group P.L.C.                                       4,116   16,007
    ITV P.L.C.                                            34,641  106,559
    J Sainsbury P.L.C.                                    21,271  120,666
    James Fisher & Sons P.L.C.                             1,640   35,764
    Jardine Lloyd Thompson Group P.L.C.                    2,515   44,879
    JD Sports Fashion P.L.C.                                 411   12,197
    John Menzies P.L.C.                                    1,317   14,335
    John Wood Group P.L.C.                                 8,281  109,804
    Johnson Matthey P.L.C.                                 4,374  241,969
    Jupiter Fund Management P.L.C.                        10,294   67,644
*   Kazakhmys P.L.C.                                      10,220   41,182
    Kcom Group P.L.C.                                     16,007   25,464
    Keller Group P.L.C.                                    3,283   55,388
    Kentz Corp., Ltd.                                      3,645   44,413
    Kier Group P.L.C.                                      1,202   33,784
    Kingfisher P.L.C.                                     43,161  305,424
    Laird P.L.C.                                           7,676   36,075
*   Lamprell P.L.C.                                       14,732   38,203
    Lancashire Holdings, Ltd.                              5,817   68,780
    Lavendon Group P.L.C.                                  5,985   22,935
    Legal & General Group P.L.C.                          95,022  340,154
*   Lloyds Banking Group P.L.C.                          204,097  260,267
#*  Lloyds Banking Group P.L.C. ADR                       76,919  397,671
    London Stock Exchange Group P.L.C.                     4,686  143,609
*   Lonmin P.L.C.                                         19,058   91,436
    Lookers P.L.C.                                        15,514   36,622
    Low & Bonar P.L.C.                                    15,615   21,934
    Man Group P.L.C.                                      82,223  137,218
    Marks & Spencer Group P.L.C.                          13,428  100,392
    Marshalls P.L.C.                                       3,577   10,709
    McBride P.L.C.                                           338      561
    Mears Group P.L.C.                                     4,347   36,844
    Mecom Group P.L.C.                                       198      441
    Melrose Industries P.L.C.                             37,835  182,707
    Michael Page International P.L.C.                      3,969   31,525
    Micro Focus International P.L.C.                       3,910   51,277
    Millennium & Copthorne Hotels P.L.C.                   4,807   45,126
    Mitie Group P.L.C.                                    18,699  100,725
    Mondi P.L.C.                                          10,480  174,219
    Moneysupermarket.com Group P.L.C.                      6,730   20,761
    Morgan Advanced Materials P.L.C.                      12,106   68,518
    Morgan Sindall Group P.L.C.                            2,595   34,691
    N Brown Group P.L.C.                                   4,476   38,794
    National Express Group P.L.C.                         22,499  106,137
    National Grid P.L.C. Sponsored ADR                     2,611  185,538
    Next P.L.C.                                              754   83,183
    Northgate P.L.C.                                       5,880   51,471
    Novae Group P.L.C.                                       708    6,481
*   Ocado Group P.L.C.                                     3,561   20,270
    Old Mutual P.L.C.                                    122,407  413,746

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                         SHARES   VALUE++
                                                         ------- ----------
UNITED KINGDOM -- (Continued)
*   Optos P.L.C.                                             998 $    2,701
    Oxford Instruments P.L.C.                                658     14,338
    Pace P.L.C.                                           13,022     80,241
    PayPoint P.L.C.                                          402      7,733
    Pearson P.L.C. Sponsored ADR                          11,890    223,175
    Pendragon P.L.C.                                      21,003     11,029
    Pennon Group P.L.C.                                   10,178    130,295
*   Persimmon P.L.C.                                      10,938    242,736
*   Petra Diamonds, Ltd.                                  11,429     31,527
    Petrofac, Ltd.                                         6,589    161,710
    Petropavlovsk P.L.C.                                  19,536     22,485
    Phoenix Group Holdings                                 6,150     70,920
    Photo-Me International P.L.C.                          6,189     14,106
    Premier Farnell P.L.C.                                 7,562     28,449
*   Premier Foods P.L.C.                                  35,747     34,743
    Premier Oil P.L.C.                                    17,353     99,364
    Prudential P.L.C. ADR                                  7,954    367,395
    PZ Cussons P.L.C.                                      6,269     36,691
*   Quintain Estates & Development P.L.C.                 26,897     46,077
    Randgold Resources, Ltd.                               2,039    163,901
*   Raven Russia, Ltd.                                     8,361      9,187
    Redrow P.L.C.                                         11,255     54,471
    Reed Elsevier P.L.C. Sponsored ADR                     1,466     86,699
    Regus P.L.C.                                          21,016     74,316
    Renishaw P.L.C.                                        1,071     32,940
    Rentokil Initial P.L.C.                               38,034     76,637
    Resolution, Ltd.                                      62,499    315,298
    Rexam P.L.C.                                          33,243    278,703
    Ricardo P.L.C.                                           968     11,084
    Rightmove P.L.C.                                       1,820     74,146
#   Rio Tinto P.L.C. Sponsored ADR                        16,173    878,032
    Rolls-Royce Holdings P.L.C.                           17,369    308,516
    Rotork P.L.C.                                          1,694     74,293
*   Royal Bank of Scotland Group P.L.C. Sponsored ADR     13,108    133,177
    Royal Dutch Shell P.L.C. ADR(780259206)               26,736  2,105,193
#   Royal Dutch Shell P.L.C. ADR(780259107)               12,106  1,024,773
    RPC Group P.L.C.                                       5,328     53,998
    RPS Group P.L.C.                                       7,727     38,646
    RSA Insurance Group P.L.C.                           148,420    246,439
    Sage Group P.L.C. (The)                               22,120    159,562
*   Salamander Energy P.L.C.                               1,958      4,436
    Savills P.L.C.                                         4,686     47,486
    Schroders P.L.C.(0239581)                                380     12,520
    Schroders P.L.C.(0240549)                              1,871     80,913
    SDL P.L.C.                                             6,858     34,943
    Senior P.L.C.                                         17,000     82,160
    Sepura P.L.C.                                          4,663     10,462
    Serco Group P.L.C.                                    11,508     65,592
    Severn Trent P.L.C.                                    3,892    121,319
    Shanks Group P.L.C.                                   24,441     42,193
    Shire P.L.C.                                           4,191    239,691
    SIG P.L.C.                                            25,559     82,834

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                         SHARES  VALUE++
                                                         ------- --------
UNITED KINGDOM -- (Continued)
    Smith & Nephew P.L.C.                                 11,701 $182,455
    Smith & Nephew P.L.C. Sponsored ADR                      300   23,382
    Smiths Group P.L.C.                                    8,711  196,639
    Soco International P.L.C.                              9,381   68,563
    Spectris P.L.C.                                        4,416  166,159
    Speedy Hire P.L.C.                                    20,530   19,547
    Spirax-Sarco Engineering P.L.C.                        1,900   93,135
    Spirent Communications P.L.C.                          4,616    7,431
*   Sports Direct International P.L.C.                     3,221   42,709
    SSE P.L.C.                                             8,086  208,510
    St Ives P.L.C.                                         2,904    9,730
    St James's Place P.L.C.                                6,578   85,729
    ST Modwen Properties P.L.C.                            8,462   53,135
    Stagecoach Group P.L.C.                               10,533   66,051
    Standard Chartered P.L.C.                             17,551  380,106
    Standard Life P.L.C.                                  39,948  258,264
    Sthree P.L.C.                                          3,281   22,415
*   SuperGroup P.L.C.                                      1,456   32,730
    Synergy Health P.L.C.                                  2,281   47,803
    Synthomer P.L.C.                                       7,356   32,790
    TalkTalk Telecom Group P.L.C.                          8,575   41,557
    Tate & Lyle P.L.C.                                     9,728  115,322
    Taylor Wimpey P.L.C.                                 115,064  204,635
    Ted Baker P.L.C.                                         347   10,845
    Telecity Group P.L.C.                                  1,644   19,939
    Telecom Plus P.L.C.                                      404   10,576
    Tesco P.L.C.                                          66,068  327,296
*   Thomas Cook Group P.L.C.                              64,890  191,821
    Topps Tiles P.L.C.                                     9,851   21,434
    Travis Perkins P.L.C.                                  8,735  252,182
*   Trinity Mirror P.L.C.                                 18,781   55,040
    TT electronics P.L.C.                                  7,362   26,030
    TUI Travel P.L.C.                                     10,941   79,139
    Tullett Prebon P.L.C.                                  9,368   50,354
    Tullow Oil P.L.C.                                      1,700   25,288
    UBM P.L.C.                                             3,452   38,400
    UDG Healthcare P.L.C.                                 10,517   63,762
    Unilever P.L.C. Sponsored ADR                          4,218  188,713
    Unite Group P.L.C. (The)                               8,424   60,155
    United Utilities Group P.L.C.                         11,182  150,409
    UTV Media P.L.C.                                         756    3,062
*   Vectura Group P.L.C.                                   6,480   15,417
    Vedanta Resources P.L.C.                               2,854   45,702
    Vesuvius P.L.C.                                        9,432   66,529
    Victrex P.L.C.                                         1,472   46,346
    Vitec Group P.L.C. (The)                                 435    4,525
    Vodafone Group P.L.C.                                249,982  949,083
    Weir Group P.L.C. (The)                                4,949  225,116
    WH Smith P.L.C.                                        3,220   59,717
    Whitbread P.L.C.                                       3,257  224,655
*   Wincanton P.L.C.                                       4,428    8,861
    WM Morrison Supermarkets P.L.C.                       71,798  243,730

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
UNITED KINGDOM -- (Continued)
*   Wolfson Microelectronics P.L.C.                          1,488 $      5,908
    Wolseley P.L.C.                                          2,050      118,774
    WPP P.L.C.                                              26,472      570,778
    WS Atkins P.L.C.                                         2,029       44,006
    Xaar P.L.C.                                              1,394       18,571
    Xchanging P.L.C.                                         6,045       16,260
                                                                   ------------
TOTAL UNITED KINGDOM                                                 37,797,066
                                                                   ------------
UNITED STATES -- (0.0%)
*   Chaparral Gold Corp.                                     1,000          594
*   Endo International P.L.C.                                  653       40,936
*   Kofax, Ltd.                                                389        2,922
                                                                   ------------
TOTAL UNITED STATES                                                      44,452
                                                                   ------------
TOTAL COMMON STOCKS                                                 184,431,054
                                                                   ------------
PREFERRED STOCKS -- (0.0%)

UNITED KINGDOM -- (0.0%)
    McBride P.L.C.                                           5,746           10
    Rolls-Royce Holdings P.L.C.                          2,327,446        3,930
                                                                   ------------
TOTAL UNITED KINGDOM                                                      3,940
                                                                   ------------
TOTAL PREFERRED STOCKS                                                    3,940
                                                                   ------------
RIGHTS/WARRANTS -- (0.0%)

AUSTRALIA -- (0.0%)
*   Bank of Queensland, Ltd. Rights 05/09/14                 1,536           --
                                                                   ------------
FRANCE -- (0.0%)
*   Groupe Fnac                                                  6           29
*   Peugeot SA Warrants 04/29/17                             9,470       18,118
                                                                   ------------
TOTAL FRANCE                                                             18,147
                                                                   ------------
HONG KONG -- (0.0%)
*   Haitong International Securities Group, Ltd. Rights
      05/23/14                                               7,000           81
*   Sun Hung Kai Properties 04/22/16                         1,583        1,083
                                                                   ------------
TOTAL HONG KONG                                                           1,164
                                                                   ------------
ISRAEL -- (0.0%)
*   Africa Israel Investments, Ltd. Rights 05/01/14            291          251
                                                                   ------------
PORTUGAL -- (0.0%)
*   Mota-Engil SGPS SA Rights 12/31/49                       5,517        4,354
                                                                   ------------
SPAIN -- (0.0%)
*   Banco Santander SA                                     117,002       24,752
                                                                   ------------
SWEDEN -- (0.0%)
*   Rezidor Hotel Group Rights 05/21/14                      1,068          495
                                                                   ------------
TOTAL RIGHTS/WARRANTS                                                    49,163
                                                                   ------------

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                         SHARES/
                                                          FACE
                                                         AMOUNT
                                                          (000)      VALUE+
                                                        --------- ------------
SECURITIES LENDING COLLATERAL -- (10.2%)
(S)@ DFA Short Term Investment Fund                     1,816,900 $ 21,021,537
                                                                  ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $180,631,169)                 $205,505,694
                                                                  ============

INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ---------------------------------------------
                                    LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                  ----------- ------------ ------- ------------
 Common Stocks
    Australia                     $    71,669 $ 12,426,470   --    $ 12,498,139
    Austria                            11,770    1,285,656   --       1,297,426
    Belgium                           103,711    2,069,133   --       2,172,844
    Brazil                                602           --   --             602
    Canada                         18,662,049           --   --      18,662,049
    Denmark                                --    2,408,033   --       2,408,033
    Finland                                --    2,821,394   --       2,821,394
    France                            548,674   14,016,746   --      14,565,420
    Germany                           614,300   11,613,283   --      12,227,583
    Hong Kong                              --    5,731,430   --       5,731,430
    Ireland                           343,366      652,367   --         995,733
    Israel                            100,149      785,095   --         885,244
    Italy                             244,261    5,577,271   --       5,821,532
    Japan                              90,950   34,263,470   --      34,354,420
    Netherlands                       685,867    4,222,005   --       4,907,872
    New Zealand                            --      663,166   --         663,166
    Norway                            157,833    1,859,912   --       2,017,745
    Portugal                               --      808,299   --         808,299
    Singapore                              --    3,137,378   --       3,137,378
    Spain                              92,815    5,678,354   --       5,771,169
    Sweden                                845    5,581,498   --       5,582,343
    Switzerland                     1,327,279    7,932,436   --       9,259,715
    United Kingdom                 12,046,913   25,750,153   --      37,797,066
    United States                      41,530        2,922   --          44,452
 Preferred Stocks
    United Kingdom                         --        3,940   --           3,940
 Rights/Warrants
    Australia                              --           --   --              --
    France                                 --       18,147   --          18,147
    Hong Kong                              --        1,164   --           1,164
    Israel                                 --          251   --             251
    Portugal                               --        4,354   --           4,354
    Spain                                  --       24,752   --          24,752
    Sweden                                 --          495   --             495
 Securities Lending Collateral             --   21,021,537   --      21,021,537
                                  ----------- ------------   --    ------------
 TOTAL                            $35,144,583 $170,361,111   --    $205,505,694
                                  =========== ============   ==    ============

                 EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                            SHARES   VALUE++
                                                            ------- ----------
COMMON STOCKS -- (89.3%)

BRAZIL -- (6.7%)
    Abril Educacao SA                                         4,700 $   60,074
    AES Tiete SA                                             16,562    108,445
    Aliansce Shopping Centers SA                             34,791    287,097
    ALL - America Latina Logistica SA                       137,600    544,908
    Anhanguera Educacional Participacoes SA                  99,891    618,229
    Arezzo Industria e Comercio SA                           12,628    141,302
    Autometal SA                                             12,100    100,392
*   B2W Cia Digital                                          28,000    311,174
    Banco Bradesco SA                                       114,884  1,764,672
    Banco do Brasil SA                                      159,126  1,670,654
    Banco Santander Brasil SA                                24,200    161,713
    Banco Santander Brasil SA ADR                           186,680  1,241,422
    Bematech SA                                              15,900     59,471
*   BHG SA - Brazil Hospitality Group                         7,800     48,624
    BM&FBovespa SA                                          421,917  2,157,127
    BR Malls Participacoes SA                               107,323    923,659
    Brasil Brokers Participacoes SA                          50,900     99,985
    Brasil Insurance Participacoes e Administracao SA        18,970     84,737
    BrasilAgro - Co. Brasileira de Propriedades Agricolas     2,800     11,239
    Braskem SA Sponsored ADR                                 27,004    367,254
*   Brazil Pharma SA                                         32,869     53,658
    BRF SA                                                   74,600  1,689,562
    BRF SA ADR                                               43,834    990,648
*   Brookfield Incorporacoes SA                             157,789    101,194
    CCR SA                                                  120,300    941,467
    Centrais Eletricas Brasileiras SA                        46,400    161,898
#   Centrais Eletricas Brasileiras SA ADR                    17,139     95,293
    Centrais Eletricas Brasileiras SA Sponsored ADR          27,372     94,981
    CETIP SA - Mercados Organizados                          49,046    624,912
    Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR   14,001    665,888
    Cia de Saneamento Basico do Estado de Sao Paulo          40,049    379,341
    Cia de Saneamento Basico do Estado de Sao Paulo ADR      46,194    437,919
    Cia de Saneamento de Minas Gerais-COPASA                 19,900    310,582
    Cia Energetica de Minas Gerais                           11,909     91,487
    Cia Energetica de Minas Gerais Sponsored ADR             71,956    542,550
    Cia Hering                                               33,923    358,437
    Cia Paranaense de Energia                                 2,600     25,653
#   Cia Paranaense de Energia Sponsored ADR                  18,785    269,565
    Cia Providencia Industria e Comercio SA                   2,200      7,982
#   Cia Siderurgica Nacional SA Sponsored ADR               184,458    713,852
    Cielo SA                                                 83,353  1,476,594
*   Contax Participacoes SA                                   4,500     33,905
    Cosan SA Industria e Comercio                            39,728    681,331
    CPFL Energia SA                                          19,700    167,071
    CPFL Energia SA ADR                                      10,790    180,840
    Cremer SA                                                 7,500     56,172
    Cyrela Brazil Realty SA Empreendimentos e Participacoes 93,500 566,934 Cyrela Commercial Properties SA Empreendimentos e
      Participacoes                                           2,400     19,234
    Direcional Engenharia SA                                 35,300    172,245
    Duratex SA                                               93,223    403,454
    EcoRodovias Infraestrutura e Logistica SA                47,100    281,576

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
BRAZIL -- (Continued)
    EDP - Energias do Brasil SA                              91,700 $  398,508
    Embraer SA                                               42,200    364,891
    Embraer SA ADR                                           34,261  1,178,578
    Equatorial Energia SA                                    59,031    539,016
    Estacio Participacoes SA                                 79,453    850,919
    Eternit SA                                               29,366    114,448
    Even Construtora e Incorporadora SA                      87,000    280,148
    Ez Tec Empreendimentos e Participacoes SA                18,200    223,404
*   Fertilizantes Heringer SA                                 6,700     15,896
*   Fibria Celulose SA                                       14,900    148,348
#*  Fibria Celulose SA Sponsored ADR                         81,253    806,842
    Forjas Taurus SA                                          2,402      1,487
    Gafisa SA                                                57,400     93,446
#   Gafisa SA ADR                                            80,334    265,906
*   General Shopping Brasil SA                                5,100     15,805
    Gerdau SA                                                36,700    177,924
    Gerdau SA Sponsored ADR                                 261,772  1,573,250
*   Gol Linhas Aereas Inteligentes SA ADR                       100        650
    Grendene SA                                              27,000    170,737
    Guararapes Confeccoes SA                                  1,600     74,627
    Helbor Empreendimentos SA                                52,990    180,614
    Hypermarcas SA                                          114,040    840,308
    Iguatemi Empresa de Shopping Centers SA                  27,304    271,479
    Industrias Romi SA                                        3,400      7,700
    International Meal Co. Holdings SA                       22,600    178,895
    Iochpe-Maxion SA                                         27,800    251,475
    Itau Unibanco Holding SA                                 49,510    762,717
    JBS SA                                                  241,288    833,240
    JHSF Participacoes SA                                    23,700     38,583
    JSL SA                                                   19,300    104,561
    Kepler Weber SA                                           5,372     87,455
    Klabin SA                                               154,700    811,746
    Kroton Educacional SA                                    46,240    990,435
    Light SA                                                 26,598    212,331
    Localiza Rent a Car SA                                   26,585    397,031
*   Log-in Logistica Intermodal SA                           19,300     69,159
    Lojas Americanas SA                                      33,006    210,936
    Lojas Renner SA                                          21,545    633,861
    LPS Brasil Consultoria de Imoveis SA                     18,700     93,510
    M Dias Branco SA                                          6,600    285,282
    Magnesita Refratarios SA                                 50,785    107,959
    Mahle-Metal Leve SA Industria e Comercio                 12,700    125,362
    Marcopolo SA                                              1,400      2,512
*   Marfrig Global Foods SA                                 114,350    213,341
    Marisa Lojas SA                                          17,383    117,563
    Mills Estruturas e Servicos de Engenharia SA             23,600    297,626
*   Minerva SA                                               49,145    220,847
*   MMX Mineracao e Metalicos SA                             21,933     25,477
    MRV Engenharia e Participacoes SA                        97,113    307,486
    Multiplan Empreendimentos Imobiliarios SA                19,881    439,393
    Multiplus SA                                             12,300    157,380
    Natura Cosmeticos SA                                     27,700    474,431

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
BRAZIL -- (Continued)
    Oi SA                                                    35,616 $    35,939
    Oi SA ADR(670851104)                                      1,991       1,971
#   Oi SA ADR(670851203)                                    141,376     131,296
*   Paranapanema SA                                          70,114     115,402
*   PDG Realty SA Empreendimentos e Participacoes           480,733     295,371
    Petroleo Brasileiro SA                                  147,800   1,036,042
    Petroleo Brasileiro SA ADR                              137,398   1,907,084
    Porto Seguro SA                                          36,000     524,723
    Portobello SA                                            16,200      37,053
    Profarma Distribuidora de Produtos Farmaceuticos SA       3,800      30,335
    QGEP Participacoes SA                                    35,000     134,679
    Raia Drogasil SA                                         49,314     420,211
    Restoque Comercio e Confeccoes de Roupas SA              32,100      89,113
    Rodobens Negocios Imobiliarios SA                         8,300      43,031
*   Rossi Residencial SA                                    125,268      89,888
    Santos Brasil Participacoes SA                           14,700     117,811
    Sao Martinho SA                                          22,484     336,794
    SLC Agricola SA                                          21,000     160,108
    Sonae Sierra Brasil SA                                   14,800     119,276
*   Springs Global Participacoes SA                          21,540      12,075
    Sul America SA                                           77,252     566,464
*   T4F Entretenimento SA                                     9,700      21,969
    Technos SA                                                6,655      38,979
    Tecnisa SA                                               43,100     133,954
    Tegma Gestao Logistica                                    7,497      62,706
#   Telefonica Brasil SA ADR                                 39,290     832,948
    Tereos Internacional SA                                  10,800       8,670
    Tim Participacoes SA                                     44,400     240,942
    Tim Participacoes SA ADR                                 19,104     514,089
    Totvs SA                                                 29,400     480,078
    TPI - Triunfo Participacoes e Investimentos SA           12,300      47,992
    Tractebel Energia SA                                     25,162     374,200
    Transmissora Alianca de Energia Eletrica SA              86,615     774,961
    Ultrapar Participacoes SA                                35,944     902,408
    Ultrapar Participacoes SA Sponsored ADR                  14,800     368,372
    UNICASA Industria de Moveis SA                            5,500      10,483
*   Usinas Siderurgicas de Minas Gerais SA                   18,000      64,662
    Vale SA                                                  39,200     516,865
#   Vale SA Sponsored ADR                                   213,281   2,819,575
    Valid Solucoes e Servicos de Seguranca em Meios de
      Pagamento e Identificacao S.A                          19,440     301,223
*   Vanguarda Agro SA                                        72,299     103,111
    WEG SA                                                   44,942     542,388
                                                                    -----------
TOTAL BRAZIL                                                         55,769,169
                                                                    -----------
CHILE -- (1.4%)
    AES Gener SA                                            398,841     214,528
    Aguas Andinas SA Class A                                562,297     346,892
    Banco de Chile                                           60,056       7,716
    Banco de Chile ADR                                        4,218     326,347
    Banco de Credito e Inversiones                            6,016     332,650
    Banco Santander Chile ADR                                19,000     461,130

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
CHILE -- (Continued)
    Besalco SA                                               75,179 $    65,819
    CAP SA                                                   22,318     334,619
    Cencosud SA                                             179,292     597,370
    Cencosud SA ADR                                           9,745      98,035
    Cia General de Electricidad SA                           39,633     186,135
*   Cia Sud Americana de Vapores SA                       1,172,552      55,692
    Colbun SA                                             1,221,163     302,145
    Corpbanca SA                                         35,019,425     403,410
    Corpbanca SA ADR                                            972      17,156
    E.CL SA                                                 141,133     179,263
    Empresa Nacional de Electricidad SA Sponsored ADR        14,473     637,825
*   Empresas AquaChile SA                                    41,763      28,496
    Empresas CMPC SA                                        303,245     675,006
    Empresas COPEC SA                                        72,961     941,340
    Empresas Hites SA                                        72,367      40,412
    Empresas Iansa SA                                     1,240,934      49,043
*   Empresas La Polar SA                                    163,427      16,219
    Enersis SA Sponsored ADR                                 83,700   1,347,570
    ENTEL Chile SA                                           42,757     524,900
    Forus SA                                                 24,551     103,555
    Gasco SA                                                  6,777      59,452
    Grupo Security SA                                       135,206      47,205
    Inversiones Aguas Metropolitanas SA                     146,431     242,382
    Inversiones La Construccion SA                              391       5,145
    Latam Airlines Group SA                                  21,221     306,930
    Latam Airlines Group SA Sponsored ADR                    36,515     559,775
*   Madeco SA                                             1,150,142       4,800
    Masisa SA                                               769,822      38,201
    Molibdenos y Metales SA                                   4,602      62,596
*   Multiexport Foods SA                                    122,053      27,469
    Parque Arauco SA                                        219,589     393,019
    PAZ Corp. SA                                             93,709      52,480
    Ripley Corp. SA                                         218,510     142,122
    SACI Falabella                                           78,237     665,546
    Salfacorp SA                                             67,934      58,392
    Sigdo Koppers SA                                        111,976     182,573
    Sociedad Matriz SAAM SA                               1,699,690     137,360
    Sociedad Quimica y Minera de Chile SA Sponsored ADR       6,008     191,655
    Socovesa SA                                             139,493      25,958
    Sonda SA                                                144,340     333,827
                                                                    -----------
TOTAL CHILE                                                          11,830,160
                                                                    -----------
CHINA -- (13.8%)
    361 Degrees International, Ltd.                         195,000      44,816
    Agile Property Holdings, Ltd.                           438,000     355,204
    Agricultural Bank of China, Ltd. Class H              2,930,000   1,229,094
    Air China, Ltd. Class H                                 392,000     223,469
    Ajisen China Holdings, Ltd.                             118,000      99,636
#*  Aluminum Corp. of China, Ltd. ADR                        22,775     204,975
*   Aluminum Corp. of China, Ltd. Class H                   488,000     174,961
    AMVIG Holdings, Ltd.                                     98,000      35,676
*   Angang Steel Co., Ltd. Class H                          332,000     201,616

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                         ---------- ----------
CHINA -- (Continued)
#   Anhui Conch Cement Co., Ltd. Class H                    193,500 $  719,972
    Anhui Expressway Co., Ltd. Class H                      172,000     94,165
    Anta Sports Products, Ltd.                              163,000    238,091
#   Anton Oilfield Services Group                           242,000    160,710
    Anxin-China Holdings, Ltd.                              784,000    123,523
    Asia Cement China Holdings Corp.                        158,000    114,873
*   AVIC International Holdings, Ltd.                        46,000     16,654
    Bank of China, Ltd. Class H                          10,209,356  4,511,416
    Bank of Communications Co., Ltd. Class H              1,282,580    798,902
#   Baoxin Auto Group, Ltd.                                  78,500     59,460
    Baoye Group Co., Ltd. Class H                           100,000     59,399
*   BaWang International Group Holding, Ltd.                182,000      9,292
    BBMG Corp. Class H                                      291,141    204,188
    Beijing Capital International Airport Co., Ltd.
      Class H                                               572,000    399,631
    Beijing Capital Land, Ltd. Class H                      376,000    126,656
    Beijing Enterprises Water Group, Ltd.                   774,000    489,916
    Beijing Jingkelong Co., Ltd. Class H                     46,000     12,891
#   Beijing Jingneng Clean Energy Co., Ltd. Class H         160,000     69,176
    Beijing North Star Co., Ltd. Class H                    222,000     51,830
    Belle International Holdings, Ltd.                      920,000    959,020
    Biostime International Holdings, Ltd.                    26,500    176,278
#   Bloomage Biotechnology Corp., Ltd.                       20,000     53,961
    Boer Power Holdings, Ltd.                                83,000    108,949
#   Bosideng International Holdings, Ltd.                   874,000    128,991
    Brilliance China Automotive Holdings, Ltd.              394,000    603,822
#*  Byd Co., Ltd. Class H                                    46,500    251,621
*   BYD Electronic International Co., Ltd.                  297,000    183,067
    C C Land Holdings, Ltd.                                 422,125     79,252
*   Carnival Group International Holdings, Ltd.              85,500      6,748
    Carrianna Group Holdings Co., Ltd.                      102,000     20,446
    Central China Real Estate, Ltd.                         181,194     44,735
    Changshouhua Food Co., Ltd.                              87,000     88,386
*   Chaoda Modern Agriculture Holdings, Ltd.                600,243     48,019
#   Chaowei Power Holdings, Ltd.                            199,000    102,491
*   Chigo Holding, Ltd.                                   1,680,000     38,200
    Chiho-Tiande Group, Ltd.                                  8,000      3,916
    China Aerospace International Holdings, Ltd.            636,000     64,197
    China Agri-Industries Holdings, Ltd.                    737,800    295,183
#   China All Access Holdings, Ltd.                         254,000    105,237
    China Aoyuan Property Group, Ltd.                       385,000     65,604
    China Automation Group, Ltd.                            134,000     23,853
    China BlueChemical, Ltd.                                509,143    273,317
    China CITIC Bank Corp., Ltd. Class H                  1,424,000    850,640
#   China Coal Energy Co., Ltd. Class H                   1,124,000    606,107
    China Communications Services Corp., Ltd. Class H       610,800    309,180
    China Construction Bank Corp. Class H                 9,769,990  6,764,477
*   China COSCO Holdings Co., Ltd. Class H                  624,000    247,488
#   China Datang Corp. Renewable Power Co., Ltd. Class H    641,000     84,614
*   China Dredging Environment Protection Holdings, Ltd.     68,000     23,419
#*  China Eastern Airlines Corp., Ltd. Class H              478,000    147,722
*   China Energine International Holdings, Ltd.             136,000     11,953
    China Everbright International, Ltd.                    524,000    655,361

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                          --------- ----------
CHINA -- (Continued)
    China Fiber Optic Network System Group, Ltd.            128,000 $   29,983
#*  China Foods, Ltd.                                       336,000    113,701
    China Gas Holdings, Ltd.                                328,000    532,223
*   China Glass Holdings, Ltd.                              106,000     12,751
*   China Green Holdings, Ltd.                              144,000      9,047
*   China Haidian Holdings, Ltd.                            700,000     88,682
*   China High Precision Automation Group, Ltd.              73,000     11,487
*   China High Speed Transmission Equipment Group Co.,
      Ltd.                                                  349,993    244,667
#   China Hongqiao Group, Ltd.                              262,000    179,703
*   China Household Holdings, Ltd.                          550,000     15,962
*   China Huiyuan Juice Group, Ltd.                         181,500    118,877
    China International Marine Containers Group Co.,
      Ltd. Class H                                           44,300     88,225
#   China ITS Holdings Co., Ltd.                            164,000     30,983
    China Lesso Group Holdings, Ltd.                        215,000    114,529
#   China Life Insurance Co., Ltd. ADR                       35,424  1,384,370
    China Life Insurance Co., Ltd. Class H                   97,000    252,098
    China Lilang, Ltd.                                      120,000     77,491
    China Longyuan Power Group Corp. Class H                345,000    354,904
#   China Lumena New Materials Corp.                        936,000    150,910
    China Mengniu Dairy Co., Ltd.                           187,000    961,119
    China Merchants Bank Co., Ltd. Class H                  859,598  1,535,759
    China Merchants Holdings International Co., Ltd.        255,849    799,529
#*  China Metal Recycling Holdings, Ltd.                    130,581     29,778
#   China Minsheng Banking Corp., Ltd. Class H              845,500    853,035
    China Mobile, Ltd.                                       38,500    366,461
#   China Mobile, Ltd. Sponsored ADR                        167,201  7,930,343
#*  China Modern Dairy Holdings, Ltd.                       306,000    132,139
    China Molybdenum Co., Ltd. Class H                      146,000     65,123
    China National Building Material Co., Ltd. Class H      750,000    708,562
    China National Materials Co., Ltd.                      395,000     76,615
*   China New Town Development Co., Ltd.                    416,254     31,251
*   China Nickel Resources Holdings Co., Ltd.                40,000      1,316
    China Oil & Gas Group, Ltd.                           1,380,000    228,400
    China Oilfield Services, Ltd. Class H                   194,000    464,095
    China Overseas Grand Oceans Group, Ltd.                 219,500    130,598
    China Overseas Land & Investment, Ltd.                  520,000  1,278,728
    China Pacific Insurance Group Co., Ltd. Class H         276,800    866,710
#   China Power International Development, Ltd.             709,000    255,284
*   China Power New Energy Development Co., Ltd.          1,500,000     78,651
*   China Precious Metal Resources Holdings Co., Ltd.       854,000     84,921
*   China Properties Group, Ltd.                            128,000     28,805
    China Qinfa Group, Ltd.                                 144,000      6,135
    China Railway Construction Corp., Ltd. Class H          452,500    372,577
    China Railway Group, Ltd. Class H                       414,000    185,424
*   China Rare Earth Holdings, Ltd.                         398,000     50,861
    China Resources Cement Holdings, Ltd.                   500,000    346,790
    China Resources Gas Group, Ltd.                         130,000    385,624
    China Resources Land, Ltd.                              386,000    795,657
    China Resources Power Holdings Co., Ltd.                238,000    598,179
#*  China Rongsheng Heavy Industries Group Holdings, Ltd. 1,130,000    194,553
*   China Ruifeng Renewable Energy Holdings, Ltd.           116,000     24,096
    China Sanjiang Fine Chemicals Co., Ltd.                 181,000     79,272

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
CHINA -- (Continued)
    China SCE Property Holdings, Ltd.                        230,600 $   50,010
    China Shanshui Cement Group, Ltd.                        566,790    219,982
    China Shenhua Energy Co., Ltd. Class H                   486,884  1,319,093
#*  China Shipping Container Lines Co., Ltd. Class H       1,309,000    308,424
*   China Shipping Development Co., Ltd. Class H             405,654    222,365
    China Singyes Solar Technologies Holdings, Ltd.           95,000    139,428
#   China South City Holdings, Ltd.                          614,000    257,879
    China Southern Airlines Co., Ltd. Class H                228,000     68,086
#   China Southern Airlines Co., Ltd. Sponsored ADR            5,037     75,857
    China State Construction International Holdings, Ltd.    255,919    426,762
#   China Suntien Green Energy Corp., Ltd. Class H           480,000    162,596
    China Taifeng Beddings Holdings, Ltd.                    134,000     14,907
*   China Taiping Insurance Holdings Co., Ltd.               222,000    352,796
#   China Telecom Corp., Ltd. ADR                             13,120    672,006
    China Telecom Corp., Ltd. Class H                        144,000     73,484
#*  China Tian Lun Gas Holdings, Ltd.                         27,000     24,910
    China Tianyi Holdings, Ltd.                              108,000     14,535
    China Unicom Hong Kong, Ltd.                             378,000    578,513
#   China Unicom Hong Kong, Ltd. ADR                          68,815  1,054,934
*   China Vanadium Titano - Magnetite Mining Co., Ltd.       249,000     31,199
#   China Water Affairs Group, Ltd.                          266,000     90,022
*   China Water Industry Group, Ltd.                          76,000     12,491
*   China WindPower Group, Ltd.                            1,314,648     85,305
#*  China Yurun Food Group, Ltd.                             497,000    240,232
#*  China ZhengTong Auto Services Holdings, Ltd.             251,000    136,822
#*  China Zhongwang Holdings, Ltd.                           542,318    169,510
*   Chinasoft International, Ltd.                            370,000    106,971
#*  ChinaVision Media Group, Ltd.                            180,000     34,641
*   Chongqing Iron & Steel Co., Ltd. Class H                 190,000     27,205
    Chongqing Machinery & Electric Co., Ltd. Class H         476,000     61,579
    Chongqing Rural Commercial Bank Class H                  608,000    265,021
    Chu Kong Petroleum & Natural Gas Steel Pipe Holdings,
      Ltd.                                                    92,000     27,936
    CIMC Enric Holdings, Ltd.                                124,000    179,246
*   Citic 21CN Co., Ltd.                                     240,000    133,860
*   CITIC Dameng Holdings, Ltd.                               40,000      2,849
#   CITIC Pacific, Ltd.                                      457,433    801,032
*   CITIC Resources Holdings, Ltd.                           704,000    102,783
#   CITIC Securities Co., Ltd. Class H                       207,000    414,419
    Clear Media, Ltd.                                         22,000     22,002
    CNOOC, Ltd.                                              761,000  1,251,931
#   CNOOC, Ltd. ADR                                           24,420  4,033,940
#*  Comba Telecom Systems Holdings, Ltd.                     283,845     72,285
#*  Comtec Solar Systems Group, Ltd.                         278,000     44,289
    Coolpad Group, Ltd.                                      296,000    128,495
    COSCO Pacific, Ltd.                                      507,778    681,543
*   Coslight Technology International Group, Ltd.             14,000      9,772
    Country Garden Holdings Co., Ltd.                        925,000    370,885
    CP Pokphand Co., Ltd.                                    820,000     90,825
    CPMC Holdings, Ltd.                                      109,000     86,281
*   DaChan Food Asia, Ltd.                                    57,000      6,764
    Dah Chong Hong Holdings, Ltd.                            218,000    138,193
    Dalian Port PDA Co., Ltd. Class H                        422,000     99,767

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
CHINA -- (Continued)
#   Daphne International Holdings, Ltd.                      314,000 $  126,066
    Datang International Power Generation Co., Ltd.
      Class H                                                604,000    224,475
#*  DBA Telecommunication Asia Holdings, Ltd.                112,000      5,504
    Digital China Holdings, Ltd.                             225,000    208,396
    Dongfang Electric Corp., Ltd. Class H                     79,800    124,395
    Dongjiang Environmental Co., Ltd. Class H                  9,000     32,622
#   Dongyue Group, Ltd.                                      418,000    167,737
    Embry Holdings, Ltd.                                      14,000      8,174
    ENN Energy Holdings, Ltd.                                146,000  1,018,344
    EVA Precision Industrial Holdings, Ltd.                  420,000     70,532
#   Evergrande Real Estate Group, Ltd.                     1,783,000    796,462
#   Fantasia Holdings Group Co., Ltd.                        615,000     82,003
#   First Tractor Co., Ltd. Class H                          108,000     63,248
#   Fosun International, Ltd.                                451,500    546,824
#   Franshion Properties China, Ltd.                       1,093,120    341,892
#   Fufeng Group, Ltd.                                       324,400    123,605
#*  GCL-Poly Energy Holdings, Ltd.                         1,501,000    450,856
    Geely Automobile Holdings, Ltd.                        1,370,000    476,261
*   Global Bio-Chem Technology Group Co., Ltd.               482,800     16,562
*   Glorious Property Holdings, Ltd.                         793,000    113,672
#   Golden Eagle Retail Group, Ltd.                          143,000    184,961
    Goldlion Holdings, Ltd.                                   61,152     28,004
#   GOME Electrical Appliances Holding, Ltd.               3,382,940    634,299
    Good Friend International Holdings, Inc.                  22,000      6,821
#   Goodbaby International Holdings, Ltd.                    131,000     71,737
#   Great Wall Motor Co., Ltd. Class H                        91,000    413,395
*   Great Wall Technology Co., Ltd. Class H                  117,300     45,672
    Greatview Aseptic Packaging Co., Ltd.                    108,000     65,899
    Greenland Hong Kong Holdings, Ltd.                        88,000     40,265
    Greentown China Holdings, Ltd.                           210,500    212,003
    Guangdong Investment, Ltd.                               500,000    544,248
    Guangshen Railway Co., Ltd. Class H                      198,000     74,802
    Guangshen Railway Co., Ltd. Sponsored ADR                  6,762    128,072
    Guangzhou Automobile Group Co., Ltd. Class H             589,740    595,357
    Guangzhou R&F Properties Co., Ltd.                       256,400    334,580
    Guangzhou Shipyard International Co., Ltd. Class H        31,600     55,758
    Guodian Technology & Environment Group Co., Ltd.
      Class H                                                125,000     31,183
    Haier Electronics Group Co., Ltd.                        111,000    272,471
    Hainan Meilan International Airport Co., Ltd. Class H     65,000     61,716
    Haitian International Holdings, Ltd.                      84,000    169,011
#*  Hanergy Solar Group, Ltd.                              2,082,000    301,564
*   Heng Tai Consumables Group, Ltd.                       1,301,742     23,838
    Hengan International Group Co., Ltd.                      89,000    937,093
#   Hengdeli Holdings, Ltd.                                  563,200    108,333
*   Hi Sun Technology China, Ltd.                            105,000     22,554
#*  Hidili Industry International Development, Ltd.          374,000     43,206
    Hilong Holding, Ltd.                                     153,000     79,745
*   Hisense Kelon Electrical Holdings Co., Ltd. Class H      108,000    127,648
*   HKC Holdings, Ltd.                                     1,068,098     28,968
#   Honghua Group, Ltd.                                      380,000     89,424
#   Hopewell Highway Infrastructure, Ltd.                    267,972    131,040
*   Hopson Development Holdings, Ltd.                        225,000    221,104

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
CHINA -- (Continued)
*   Hua Lien International Holding Co., Ltd.                 304,000 $   12,544
    Huadian Power International Corp., Ltd. Class H          338,000    183,694
    Huaneng Power International, Inc. Class H                136,000    133,129
#   Huaneng Power International, Inc. Sponsored ADR            6,108    239,922
    Huaneng Renewables Corp., Ltd. Class H                   594,000    184,655
*   Huili Resources Group, Ltd.                               48,000      9,474
#*  Hunan Nonferrous Metal Corp., Ltd. Class H               420,000    121,905
    Industrial & Commercial Bank of China, Ltd. Class H    9,848,017  5,871,627
    Inspur International, Ltd.                                99,000     17,381
    Intime Retail Group Co., Ltd.                            271,000    266,140
    Jiangsu Expressway Co., Ltd. Class H                     230,000    258,229
    Jiangxi Copper Co., Ltd. Class H                         312,000    515,334
    Jingwei Textile Machinery Class H                         50,000     43,882
    Ju Teng International Holdings, Ltd.                     250,000    185,368
*   Kai Yuan Holdings, Ltd.                                1,320,000     24,511
    Kaisa Group Holdings, Ltd.                               662,000    209,759
    Kingboard Chemical Holdings, Ltd.                        235,900    450,850
    Kingboard Laminates Holdings, Ltd.                       270,973    105,141
*   Kingdee International Software Group Co., Ltd.           280,000     84,099
#   Kingsoft Corp., Ltd.                                     133,000    412,190
    Kunlun Energy Co., Ltd.                                  522,000    814,294
    KWG Property Holding, Ltd.                               464,330    258,211
#   Labixiaoxin Snacks Group, Ltd.                            73,000     28,247
    Lai Fung Holdings, Ltd.                                1,735,000     37,002
    Le Saunda Holdings, Ltd.                                  84,000     40,131
    Lee & Man Chemical Co., Ltd.                              28,000     13,386
    Lee & Man Paper Manufacturing, Ltd.                      468,000    253,819
#   Lenovo Group, Ltd.                                       526,000    598,046
*   Leoch International Technology, Ltd.                     148,000     21,733
#*  Li Ning Co., Ltd.                                        296,249    206,813
#   Lianhua Supermarket Holdings Co., Ltd. Class H           110,200     61,096
    Lingbao Gold Co., Ltd. Class H                            72,000     12,782
*   LK Technology Holdings, Ltd.                              17,500      2,110
    Longfor Properties Co., Ltd.                             234,500    303,452
*   Lonking Holdings, Ltd.                                   650,000    120,393
*   Loudong General Nice Resources China Holdings, Ltd.      399,600     28,348
*   Maanshan Iron & Steel Co., Ltd. Class H                  670,000    140,446
    Maoye International Holdings, Ltd.                       441,000     63,265
#*  Metallurgical Corp. of China, Ltd. Class H               665,000    126,255
#   Microport Scientific Corp.                                77,000     52,362
    MIE Holdings Corp.                                       306,000     57,662
    MIN XIN Holdings, Ltd.                                    44,000     22,714
*   Mingfa Group International Co., Ltd.                     306,000     76,615
    Minmetals Land, Ltd.                                     347,644     39,097
    Minth Group, Ltd.                                        162,000    255,280
#*  MMG, Ltd.                                                464,000    108,048
*   Nan Hai Corp., Ltd.                                    6,200,000     39,996
    Nature Flooring Holding Co., Ltd.                         19,000      3,555
#   NetDragon Websoft, Inc.                                   50,500     86,331
*   New China Life Insurance Co., Ltd. Class H                79,600    234,319
    New World China Land, Ltd.                               677,189    561,306
    New World Department Store China, Ltd.                   120,000     56,190

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
CHINA -- (Continued)
*   Newton Resources, Ltd.                                   220,000 $   20,496
#   Nine Dragons Paper Holdings, Ltd.                        579,000    380,980
*   North Mining Shares Co., Ltd.                          1,180,000     54,862
#   NVC Lighting Holdings, Ltd.                              403,000    100,662
    O-Net Communications Group, Ltd.                          65,000     16,917
    Overseas Chinese Town Asia Holdings, Ltd.                 40,000     14,008
#   Pacific Online, Ltd.                                      85,000     46,127
#   Parkson Retail Group, Ltd.                               467,000    136,928
#   Phoenix Satellite Television Holdings, Ltd.              236,000     84,471
    PICC Property & Casualty Co., Ltd. Class H               336,760    445,142
    Ping An Insurance Group Co. of China, Ltd. Class H       146,000  1,081,741
    Poly Property Group Co., Ltd.                            697,111    302,674
    Ports Design, Ltd.                                       104,000     49,496
*   Pou Sheng International Holdings, Ltd.                   364,687     15,533
    Powerlong Real Estate Holdings, Ltd.                     326,000     49,258
#   Prince Frog International Holdings, Ltd.                 181,000     51,914
*   Prosperity International Holdings HK, Ltd.               280,000      9,573
    Qunxing Paper Holdings Co., Ltd.                         124,416     32,384
    Real Nutriceutical Group, Ltd.                           224,000     47,699
    Regent Manner International Holdings, Ltd.               151,000     26,488
#*  Renhe Commercial Holdings Co., Ltd.                    3,706,570    212,706
    Road King Infrastructure, Ltd.                            47,000     43,248
    Samson Holding, Ltd.                                     239,000     31,473
    Sany Heavy Equipment International Holdings Co., Ltd.    274,000     63,672
*   Semiconductor Manufacturing International Corp.        5,259,000    432,287
*   Semiconductor Manufacturing International Corp. ADR       19,489     80,879
    Shandong Chenming Paper Holdings, Ltd. Class H            81,500     36,031
    Shandong Molong Petroleum Machinery Co., Ltd. Class H 46,400 12,795 Shandong Weigao Group Medical Polymer Co., Ltd.
      Class H                                                216,000    218,849
    Shanghai Industrial Holdings, Ltd.                        78,000    240,557
*   Shanghai Industrial Urban Development Group, Ltd.        454,000     86,789
    Shanghai Jin Jiang International Hotels Group Co.,
      Ltd. Class H                                           332,000     82,537
    Shanghai Prime Machinery Co., Ltd. Class H               118,000     17,791
*   Shanghai Zendai Property, Ltd.                           205,000      3,231
    Shengli Oil & Gas Pipe Holdings, Ltd.                    144,000      7,344
    Shenguan Holdings Group, Ltd.                            330,000    141,343
    Shenzhen Expressway Co., Ltd. Class H                    258,000    117,054
    Shenzhen International Holdings, Ltd.                    276,750    336,228
    Shenzhen Investment, Ltd.                                872,471    286,279
    Shenzhou International Group Holdings, Ltd.               73,000    250,918
    Shimao Property Holdings, Ltd.                           364,356    720,597
*   Shougang Concord International Enterprises Co., Ltd.   1,692,000     78,836
#   Shougang Fushan Resources Group, Ltd.                  1,016,000    301,842
    Shui On Land, Ltd.                                     1,323,021    352,259
*   Shunfeng Photovoltaic International, Ltd.                 72,000     93,083
    Sichuan Expressway Co., Ltd. Class H                     284,000     85,082
*   Sijia Group Co.                                           30,000        994
*   Sino Oil And Gas Holdings, Ltd.                        3,375,000     93,756
#   Sino-Ocean Land Holdings, Ltd.                           959,750    504,920
#   Sinofert Holdings, Ltd.                                  686,000     84,268
    SinoMedia Holding, Ltd.                                   54,644     47,982
#*  Sinopec Yizheng Chemical Fibre Co., Ltd. Class H         336,000     74,786

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
CHINA -- (Continued)
    Sinopharm Group Co., Ltd. Class H                       192,800 $  506,623
*   Sinopoly Battery, Ltd.                                  760,000     47,184
    Sinotrans Shipping, Ltd.                                454,173    131,397
    Sinotrans, Ltd. Class H                                 557,000    306,706
    Sinotruk Hong Kong, Ltd.                                220,000    117,069
    SITC International Holdings Co., Ltd.                   225,000     99,910
    Skyworth Digital Holdings, Ltd.                         585,291    280,026
*   SMI Corp., Ltd.                                         560,000     20,280
    SOHO China, Ltd.                                        528,912    419,382
*   Solargiga Energy Holdings, Ltd.                         265,000     13,200
*   Sparkle Roll Group, Ltd.                                456,000     31,151
    Springland International Holdings, Ltd.                 106,000     41,702
*   SRE Group, Ltd.                                         886,857     25,773
#   Sun Art Retail Group, Ltd.                              259,500    336,908
    Sunac China Holdings, Ltd.                              563,000    286,656
    Sunny Optical Technology Group Co., Ltd.                192,000    224,698
    TCC International Holdings, Ltd.                        413,795    202,944
    TCL Communication Technology Holdings, Ltd.             111,000    118,829
#*  TCL Multimedia Technology Holdings, Ltd.                148,000     50,028
*   Tech Pro Technology Development, Ltd.                   130,000     64,592
    Tencent Holdings, Ltd.                                  100,300  6,317,496
    Tenfu Cayman Holdings Co., Ltd.                          34,000     17,114
    Texhong Textile Group, Ltd.                              94,500     69,806
    Tian An China Investment                                 62,000     48,595
    Tian Shan Development Holding, Ltd.                      36,000     14,038
#   Tiangong International Co., Ltd.                        344,000     59,900
    Tianjin Capital Environmental Protection Group Co.,
      Ltd. Class H                                          112,000     59,314
    Tianjin Port Development Holdings, Ltd.                 500,000     78,246
    Tianneng Power International, Ltd.                      200,000     69,871
#   Tibet 5100 Water Resources Holdings, Ltd.               109,000     43,231
    Tingyi Cayman Islands Holding Corp.                     172,000    478,824
    Tomson Group, Ltd.                                       66,969     19,762
    Tonly Electronics Holdings, Ltd.                         14,800     11,260
#   Towngas China Co., Ltd.                                 214,000    243,793
    TPV Technology, Ltd.                                    195,412     32,272
    Travelsky Technology, Ltd. Class H                      220,500    168,181
#   Trigiant Group, Ltd.                                    190,000     59,374
#   Truly International Holdings, Ltd.                      359,140    243,225
#   Uni-President China Holdings, Ltd.                      266,639    220,858
#*  United Energy Group, Ltd.                               808,000    122,988
#*  VODone, Ltd.                                            765,400     66,417
    Want Want China Holdings, Ltd.                          516,000    808,445
    Wasion Group Holdings, Ltd.                             172,000    122,739
#   Weichai Power Co., Ltd. Class H                         102,280    356,682
    Weiqiao Textile Co. Class H                             134,500     75,120
    Welling Holding, Ltd.                                   294,800     92,505
    West China Cement, Ltd.                                 784,000     84,223
*   Winsway Coking Coal Holdings, Ltd.                      405,000     18,099
    World Wide Touch Technology Holdings, Ltd.              688,000     35,177
    Wumart Stores, Inc. Class H                              83,000     80,865
    Xiamen International Port Co., Ltd. Class H             564,000     83,832
    Xingda International Holdings, Ltd.                     298,000    131,104

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
CHINA -- (Continued)
#   Xinjiang Goldwind Science & Technology Co., Ltd.
      Class H                                               70,800 $     77,027
#*  Xinjiang Xinxin Mining Industry Co., Ltd. Class H      236,000       42,843
    XTEP International Holdings, Ltd.                      224,500       90,764
*   Yanchang Petroleum International, Ltd.               1,280,000       63,825
#   Yanzhou Coal Mining Co., Ltd. Class H                  330,000      247,218
#   Yanzhou Coal Mining Co., Ltd. Sponsored ADR             20,088      150,057
    Yingde Gases Group Co., Ltd.                           218,000      219,840
    Yip's Chemical Holdings, Ltd.                           88,000       62,377
    Youyuan International Holdings, Ltd.                    57,200       15,129
    Yuanda China Holdings, Ltd.                            334,000       30,662
    Yuexiu Property Co., Ltd.                            1,972,400      382,868
    Yuexiu Transport Infrastructure, Ltd.                  176,752       90,484
    Yuzhou Properties Co., Ltd.                            229,200       52,668
    Zall Development Group, Ltd.                            69,000       24,017
#   Zhaojin Mining Industry Co., Ltd.                      289,500      174,640
    Zhejiang Expressway Co., Ltd. Class H                  384,000      332,264
    Zhengzhou Coal Mining Machinery Group Co., Ltd.
      Class H                                               37,200       20,277
*   Zhong An Real Estate, Ltd.                             245,000       58,207
#   Zhongsheng Group Holdings, Ltd.                        153,000      184,814
    Zhuzhou CSR Times Electric Co., Ltd. Class H            91,250      267,157
#   Zijin Mining Group Co., Ltd. Class H                 1,126,000      273,644
    Zoomlion Heavy Industry Science and Technology Co.,
      Ltd.                                                 318,200      213,674
#*  ZTE Corp. Class H                                      113,200      231,653
                                                                   ------------
TOTAL CHINA                                                         114,217,922
                                                                   ------------
COLOMBIA -- (0.6%)
    Almacenes Exito SA                                      43,134      657,064
    Banco de Bogota SA                                       4,570      164,952
    Bancolombia SA                                          21,301      292,582
    Bancolombia SA Sponsored ADR                            17,822    1,014,606
    Cementos Argos SA                                       71,652      399,593
*   Cemex Latam Holdings SA                                 11,632      107,396
    Constructora Conconcreto SA                              2,809        2,081
    Ecopetrol SA                                           105,845      197,034
#   Ecopetrol SA Sponsored ADR                              38,708    1,451,163
    Empresa de Energia de Bogota SA ESP                    191,577      157,292
    Empresa de Telecomunicaciones de Bogota                 32,541        7,301
    Grupo Aval Acciones y Valores                           80,087       54,382
    Grupo de Inversiones Suramericana SA                     6,730      131,293
    Grupo Nutresa SA                                         4,929       69,179
    Interconexion Electrica SA ESP                          83,233      390,254
    Isagen SA ESP                                          206,869      338,092
    Mineros SA                                               5,269        7,863
                                                                   ------------
TOTAL COLOMBIA                                                        5,442,127
                                                                   ------------
CZECH REPUBLIC -- (0.3%)
    CEZ A.S.                                                30,772      926,073
    Komercni Banka A.S.                                      3,416      787,647
    Pegas Nonwovens SA                                       3,696      111,196
    Telefonica Czech Republic A.S.                          27,624      418,788

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
CZECH REPUBLIC -- (Continued)
*   Unipetrol A.S.                                           17,641 $  122,913
                                                                    ----------
TOTAL CZECH REPUBLIC                                                 2,366,617
                                                                    ----------
EGYPT -- (0.1%)
    Commercial International Bank Egypt S.A.E. GDR           67,761    341,614
*   Egyptian Financial Group-Hermes Holding GDR                 926      3,179
*   Global Telecom Holding GDR                               63,232    235,591
                                                                    ----------
TOTAL EGYPT                                                            580,384
                                                                    ----------
GREECE -- (0.6%)
*   Aegean Airlines SA                                        6,239     64,506
*   Alpha Bank AE                                           318,343    308,363
    Athens Water Supply & Sewage Co. SA (The)                 4,595     59,325
*   Folli Follie Group                                       11,777    408,790
*   Fourlis Holdings SA                                      16,770    135,354
*   Frigoglass SA                                             9,710     56,283
*   GEK Terna Holding Real Estate Construction SA             3,938     20,585
    Hellenic Exchanges - Athens Stock Exchange SA Holding    20,802    245,248
    Hellenic Petroleum SA                                    26,127    224,314
*   Hellenic Telecommunications Organization SA              60,950    973,721
*   Intracom Holdings SA                                     19,605     22,193
*   JUMBO SA                                                 20,942    338,742
*   Marfin Investment Group Holdings SA                     310,546    215,146
    Metka SA                                                  8,745    156,724
    Motor Oil Hellas Corinth Refineries SA                   17,003    214,633
#   National Bank of Greece SA ADR                           46,713    183,115
*   Piraeus Bank SA                                         112,076    264,497
    Public Power Corp. SA                                    32,142    486,360
    Terna Energy SA                                          11,503     68,729
*   Titan Cement Co. SA                                       8,166    257,443
                                                                    ----------
TOTAL GREECE                                                         4,704,071
                                                                    ----------
HUNGARY -- (0.2%)
*   Danubius Hotel and SpA P.L.C.                               378      9,593
*   FHB Mortgage Bank P.L.C.                                  6,863     27,711
    Magyar Telekom Telecommunications P.L.C.                131,598    187,748
    MOL Hungarian Oil and Gas P.L.C.                          7,734    444,957
    OTP Bank P.L.C.                                          69,941  1,335,595
*   PannErgy                                                  2,746      3,956
                                                                    ----------
TOTAL HUNGARY                                                        2,009,560
                                                                    ----------
INDIA -- (6.4%)
*   3M India, Ltd.                                              173     10,773
    Aban Offshore, Ltd.                                       6,571     56,606
    ABB India, Ltd.                                           8,469    119,230
*   ABG Shipyard, Ltd.                                        2,790     10,600
    ACC, Ltd.                                                16,466    357,211
    Adani Enterprises, Ltd.                                  38,729    271,251
    Adani Ports and Special Economic Zone, Ltd.              92,657    292,143
*   Adani Power, Ltd.                                       217,292    173,514
    Aditya Birla Nuvo, Ltd.                                  14,981    275,957

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
INDIA -- (Continued)
*   Advanta, Ltd.                                             4,030 $   12,134
    Agro Tech Foods, Ltd.                                     1,273     10,299
    AIA Engineering, Ltd.                                     8,314     84,730
    Akzo Nobel India, Ltd.                                    2,710     39,073
    Allahabad Bank                                           78,765    130,941
    Alok Industries, Ltd.                                   324,602     38,250
    Amara Raja Batteries, Ltd.                               18,730    128,987
    Ambuja Cements, Ltd.                                    162,048    535,175
    Amtek Auto, Ltd.                                         32,600     94,191
    Amtek India, Ltd.                                        21,468     27,520
*   Anant Raj, Ltd.                                          31,479     28,988
    Andhra Bank                                              43,995     48,817
    Apollo Tyres, Ltd.                                       92,338    244,976
    Arvind, Ltd.                                             58,551    178,028
    Ashok Leyland, Ltd.                                     419,001    156,167
    Asian Hotels East, Ltd.                                   2,150      5,532
    Asian Paints, Ltd.                                       39,262    329,209
    Axis Bank, Ltd.                                          60,978  1,541,474
    Bajaj Auto, Ltd.                                         11,110    352,467
    Bajaj Corp., Ltd.                                         4,470     15,580
    Bajaj Electricals, Ltd.                                   7,154     34,754
    Bajaj Finance, Ltd.                                         500     15,439
    Bajaj Finserv, Ltd.                                      11,415    157,332
*   Bajaj Hindusthan, Ltd.                                   38,120     11,304
    Bajaj Holdings and Investment, Ltd.                       7,907    140,037
    Balkrishna Industries, Ltd.                               5,463     47,957
    Ballarpur Industries, Ltd.                               50,572     12,123
    Balmer Lawrie & Co., Ltd.                                 1,321      7,448
    Balrampur Chini Mills, Ltd.                              46,572     44,427
    Bank of Baroda                                           23,606    320,623
    Bank of India                                            53,683    209,129
    Bank Of Maharashtra                                      21,459     13,699
    Bannari Amman Sugars, Ltd.                                  894     13,499
    BASF India, Ltd.                                          2,566     31,800
    Bata India, Ltd.                                          2,638     46,817
    BEML, Ltd.                                                2,112     13,546
    Berger Paints India, Ltd.                                24,846    100,327
    BGR Energy Systems, Ltd.                                  7,400     16,848
    Bharat Forge, Ltd.                                       40,407    275,077
    Bharat Petroleum Corp., Ltd.                             42,234    318,853
    Bharti Airtel, Ltd.                                     128,096    697,454
    Bhushan Steel, Ltd.                                      21,056    155,060
    Birla Corp., Ltd.                                         7,647     36,719
    Blue Dart Express, Ltd.                                     960     52,009
    Blue Star, Ltd.                                           2,815      9,848
    Bombay Dyeing & Manufacturing Co., Ltd.                  21,605     20,984
    Bosch, Ltd.                                               1,258    219,149
    Britannia Industries, Ltd.                                9,003    129,337
    Cairn India, Ltd.                                       146,721    815,680
    Canara Bank                                              33,813    160,783
    Carborundum Universal, Ltd.                              35,694     83,533
    Central Bank Of India                                    87,768     77,673

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------- --------
INDIA -- (Continued)
    Century Plyboards India, Ltd.                               6,270 $  3,992
    Century Textiles & Industries, Ltd.                        17,005   94,804
    CESC, Ltd.                                                 23,993  180,858
    Chambal Fertilizers & Chemicals, Ltd.                      39,240   26,374
*   Chennai Petroleum Corp., Ltd.                               6,272    8,368
    City Union Bank, Ltd.                                      65,932   64,334
    Clariant Chemicals India, Ltd.                              1,428   16,184
    CMC, Ltd.                                                   2,279   54,146
    Colgate-Palmolive India, Ltd.                               6,962  166,384
    Container Corp. Of India                                   14,177  226,129
    Coromandel International, Ltd.                             20,615   74,973
    Corp. Bank                                                 12,908   62,699
    Cox & Kings, Ltd.                                           6,600   16,546
    Crompton Greaves, Ltd.                                     80,947  222,011
    Cummins India, Ltd.                                        16,773  152,494
    Dabur India, Ltd.                                          79,729  237,518
    Dalmia Bharat, Ltd.                                        25,540  101,074
    DB Corp., Ltd.                                              3,444   16,784
*   DB Realty, Ltd.                                            19,776   22,871
*   DCB Bank, Ltd.                                             48,224   48,558
    DCM Shriram, Ltd.                                          36,958   58,668
*   DEN Networks, Ltd.                                         11,158   32,406
    Dena Bank                                                  41,447   43,508
*   Dish TV India, Ltd.                                       113,898   88,887
    Divi's Laboratories, Ltd.                                  11,111  254,231
    DLF, Ltd.                                                 142,376  330,531
    eClerx Services, Ltd.                                       3,636   73,356
*   Educomp Solutions, Ltd.                                    11,439    4,875
    Eicher Motors, Ltd.                                         2,160  222,830
*   EID Parry India, Ltd.                                      14,037   35,453
    EIH, Ltd.                                                  28,592   36,009
    Emami, Ltd.                                                 8,060   63,713
    Engineers India, Ltd.                                      17,800   67,426
    Entertainment Network India, Ltd.                           2,514   15,174
*   Era Infra Engineering, Ltd.                                26,022    7,263
*   Eros International Media, Ltd.                              7,714   21,057
    Escorts, Ltd.                                              17,545   36,911
    Ess Dee Aluminium, Ltd.                                     5,402   55,769
*   Essar Oil, Ltd.                                           118,394  114,089
    Essar Ports, Ltd.                                          25,367   25,038
    Exide Industries, Ltd.                                     77,107  153,935
    FAG Bearings India, Ltd.                                    3,749  131,438
    Federal Bank, Ltd.                                        216,870  325,362
*   Federal-Mogul Goetze India, Ltd.                            2,252    6,833
    Financial Technologies India, Ltd.                          5,623   29,457
    Finolex Cables, Ltd.                                       15,424   35,221
    Finolex Industries, Ltd.                                   12,841   47,691
*   Firstsource Solutions, Ltd.                                25,886   13,754
    GAIL India, Ltd.                                           92,452  567,668
    Gateway Distriparks, Ltd.                                   8,229   24,353
    Gillette India, Ltd.                                        1,390   43,762
*   Gitanjali Gems, Ltd.                                       13,227   13,708

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
INDIA -- (Continued)
    GMR Infrastructure, Ltd.                                324,311 $  133,491
    Godrej Consumer Products, Ltd.                           16,155    214,181
    Godrej Industries, Ltd.                                  26,847    133,946
    Godrej Properties, Ltd.                                  11,576     42,498
    Graphite India, Ltd.                                      5,828      8,168
    Grasim Industries, Ltd.                                   3,807    166,433
    Great Eastern Shipping Co., Ltd. (The)                   13,772     76,755
    Greaves Cotton, Ltd.                                     20,113     27,966
    Gruh Finance, Ltd.                                       10,950     60,425
    Gujarat Alkalies & Chemicals, Ltd.                        7,954     23,236
    Gujarat Fluorochemicals, Ltd.                             5,234     27,722
    Gujarat Mineral Development Corp., Ltd.                  22,860     50,125
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.     14,377     19,350
*   Gujarat NRE Coke, Ltd.                                  127,013     22,405
*   Gujarat Pipavav Port, Ltd.                               62,657     86,365
    Gujarat State Fertilisers & Chemicals, Ltd.              32,118     29,574
    Gujarat State Petronet, Ltd.                             56,483     68,321
*   GVK Power & Infrastructure, Ltd.                        350,798     71,402
*   Hathway Cable & Datacom, Ltd.                            14,049     56,852
    Havells India, Ltd.                                      10,422    161,134
*   HCL Infosystems, Ltd.                                    30,430     22,854
    HCL Technologies, Ltd.                                   40,745    950,247
    HDFC Bank, Ltd.                                         198,696  2,390,079
    HEG, Ltd.                                                 2,331      8,863
*   HeidelbergCement India, Ltd.                             23,375     16,222
    Hero MotoCorp, Ltd.                                       9,435    347,381
*   Hexa Tradex, Ltd.                                         6,867      2,423
    Hexaware Technologies, Ltd.                              81,422    206,864
    Himadri Chemicals & Industries, Ltd.                     13,920      4,714
    Hindalco Industries, Ltd.                               458,857  1,036,316
*   Hindustan Construction Co., Ltd.                        110,597     35,316
    Hindustan Petroleum Corp., Ltd.                          28,016    150,075
    Honeywell Automation India, Ltd.                            639     33,379
*   Housing Development & Infrastructure, Ltd.              125,287    142,608
    HT Media, Ltd.                                           22,426     34,280
    ICICI Bank, Ltd.                                          7,251    150,294
    ICICI Bank, Ltd. Sponsored ADR                           30,079  1,283,471
    IDBI Bank, Ltd.                                          78,365     88,980
    Idea Cellular, Ltd.                                     165,313    373,273
    IDFC, Ltd.                                               93,711    174,351
    IIFL Holdings, Ltd.                                      51,784     68,974
    IL&FS Transportation Networks, Ltd.                       6,847     15,005
    India Cements, Ltd. (The)                                71,086     81,223
    Indiabulls Housing Finance, Ltd.                         48,033    239,641
    Indian Bank                                              34,704     73,883
    Indian Hotels Co., Ltd.                                 123,579    148,058
    Indian Oil Corp., Ltd.                                   70,314    308,823
    Indian Overseas Bank                                     82,909     85,687
    Indraprastha Gas, Ltd.                                   19,290     92,170
    IndusInd Bank, Ltd.                                      59,385    472,895
    Info Edge India, Ltd.                                     6,020     59,009
    Infosys, Ltd.                                            31,369  1,667,481

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
INDIA -- (Continued)
    Infosys, Ltd. Sponsored ADR                              31,765 $1,706,098
    Infotech Enterprises, Ltd.                               24,161    124,349
    ING Vysya Bank, Ltd.                                     11,641    109,852
    Ingersoll-Rand India, Ltd.                                1,145      8,556
    IRB Infrastructure Developers, Ltd.                      53,704    102,498
    Jagran Prakashan, Ltd.                                   18,837     32,773
    Jain Irrigation Systems, Ltd.                           114,510    155,926
*   Jaiprakash Power Ventures, Ltd.                         256,079     62,751
    Jammu & Kashmir Bank, Ltd. (The)                          8,050    224,063
    Jaypee Infratech, Ltd.                                  117,991     48,020
*   Jet Airways India, Ltd.                                   5,856     24,245
    Jindal Saw, Ltd.                                         49,941     46,961
*   Jindal Stainless, Ltd.                                    8,727      5,587
    Jindal Steel & Power, Ltd.                              118,865    504,626
    JK Cement, Ltd.                                           3,293     12,300
    JK Lakshmi Cement, Ltd.                                  13,600     26,862
    JM Financial, Ltd.                                       63,370     29,548
    JSW Energy, Ltd.                                        207,354    182,772
    JSW Steel, Ltd.                                          35,027    633,020
*   Jubilant Foodworks, Ltd.                                  6,794    106,814
    Kajaria Ceramics, Ltd.                                    4,476     33,263
    Kansai Nerolac Paints, Ltd.                                 826     17,370
    Karnataka Bank, Ltd.                                     43,127     88,027
    Karur Vysya Bank, Ltd.                                   10,840     69,981
    Kaveri Seed Co., Ltd.                                     7,635     79,987
    Kesoram Industries, Ltd.                                 15,907     16,620
    Kirloskar Industries, Ltd.                                1,617      8,922
    Kirloskar Oil Engines, Ltd.                              41,696    138,821
    Kotak Mahindra Bank, Ltd.                                78,990  1,055,787
    KPIT Technologies, Ltd.                                  32,244     92,186
    Lakshmi Machine Works, Ltd.                                 596     29,400
    Lakshmi Vilas Bank, Ltd.                                 12,640     17,680
*   Lanco Infratech, Ltd.                                   258,577     32,274
    Larsen & Toubro, Ltd.                                    55,783  1,202,865
    Larsen & Toubro, Ltd. GDR                                29,689    643,054
    LIC Housing Finance, Ltd.                                55,062    239,981
    Maharashtra Seamless, Ltd.                               10,478     37,236
    Mahindra Holidays & Resorts India, Ltd.                   1,757      6,838
    Mahindra Lifespace Developers, Ltd.                       1,102      7,276
    Maruti Suzuki India, Ltd.                                19,851    635,451
    McLeod Russel India, Ltd.                                17,365     77,676
    MindTree, Ltd.                                            7,031    166,143
    Monnet Ispat & Energy, Ltd.                               4,518      6,306
    Monsanto India, Ltd.                                        916     26,441
    Motherson Sumi Systems, Ltd.                             48,066    203,448
    Motilal Oswal Financial Services, Ltd.                    1,571      2,730
    Mphasis, Ltd.                                            21,769    149,998
    MRF, Ltd.                                                   381    129,934
    National Aluminium Co., Ltd.                             90,419     57,290
    Navneet Education, Ltd.                                  11,667     11,621
    NCC, Ltd.                                                56,278     47,259
    Nestle India, Ltd.                                        2,571    202,988

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
INDIA -- (Continued)
    NHPC, Ltd.                                              658,988 $  207,187
    NIIT Technologies, Ltd.                                   9,921     67,224
    Nitin Fire Protection Industries, Ltd.                   12,230     11,781
    NTPC, Ltd.                                              154,802    298,347
    Oberoi Realty, Ltd.                                      11,820     40,742
    OMAXE, Ltd.                                              23,757     50,347
*   Opto Circuits India, Ltd.                                27,524     15,260
*   Oracle Financial Services Software, Ltd.                  4,537    225,804
    Orient Cement, Ltd.                                      10,368      8,400
    Oriental Bank of Commerce                                41,394    170,383
    Page Industries, Ltd.                                       449     43,145
*   Parsvnath Developers, Ltd.                               25,750     10,589
    Peninsula Land, Ltd.                                     17,769      9,628
    Persistent Systems, Ltd.                                  2,627     43,663
    Petronet LNG, Ltd.                                       70,049    167,637
    Phoenix Mills, Ltd.                                       4,470     18,580
    PI Industries, Ltd.                                       6,951     28,721
    Pidilite Industries, Ltd.                                30,910    164,311
*   Pipavav Defence & Offshore Engineering Co., Ltd.         43,598     34,643
    Polaris Financial Technology, Ltd.                       18,746     56,194
    Power Grid Corp. of India, Ltd.                         198,866    349,691
    Prestige Estates Projects, Ltd.                          26,333     74,585
*   Prism Cement, Ltd.                                       30,789     23,638
    Procter & Gamble Hygiene & Health Care, Ltd.                890     50,125
    PTC India, Ltd.                                          73,513     81,203
*   Punj Lloyd, Ltd.                                         67,418     32,812
    Punjab National Bank                                      2,000     25,997
    Rain Industries, Ltd.                                    24,198     15,874
    Rallis India, Ltd.                                       29,193     88,496
    Ramco Cements, Ltd. (The)                                20,370     72,998
    Raymond, Ltd.                                            15,056     77,505
    Redington India, Ltd.                                    41,130     60,469
    REI Agro, Ltd.                                          150,380     11,491
    Reliance Communications, Ltd.                           197,305    402,760
    Reliance Infrastructure, Ltd.                            35,805    305,057
*   Reliance Power, Ltd.                                    241,272    273,994
    Rolta India, Ltd.                                        48,545     60,465
    Ruchi Soya Industries, Ltd.                              18,765     11,266
    Sadbhav Engineering, Ltd.                                 3,951      8,629
*   Schneider Electric Infrastructure, Ltd.                   5,931      9,050
    Sesa Sterlite, Ltd.                                     336,919  1,039,384
    Sesa Sterlite, Ltd. ADR                                   4,742     57,905
*   Shipping Corp. of India, Ltd.                            48,415     34,303
    Shoppers Stop, Ltd.                                       1,807     10,951
    Shree Cement, Ltd.                                        2,266    214,520
    Shree Renuka Sugars, Ltd.                               152,594     55,460
    Shriram Transport Finance Co., Ltd.                      12,944    156,338
    Siemens, Ltd.                                             7,083     81,513
    Sintex Industries, Ltd.                                  54,687     41,571
    SJVN, Ltd.                                              106,096     40,018
    SKF India, Ltd.                                           3,672     49,527
    Sobha Developers, Ltd.                                   16,355    101,015

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
INDIA -- (Continued)
    Solar Industries India, Ltd.                                979 $   17,441
    South Indian Bank, Ltd.                                 167,881     64,125
    SRF, Ltd.                                                 5,322     34,161
    Star Ferro and Cement, Ltd.                               6,270      2,422
    State Bank of Bikaner & Jaipur                            3,700     21,555
    State Bank of India                                      22,994    794,548
    State Bank of India GDR                                   1,197     82,257
    Steel Authority of India, Ltd.                          223,877    252,766
    Sterlite Technologies, Ltd.                              29,094     14,843
    Sun TV Network, Ltd.                                     30,825    191,411
    Supreme Industries, Ltd.                                  5,709     43,154
*   Suzlon Energy, Ltd.                                     336,172     73,175
    Syndicate Bank                                           78,885    135,348
    Tata Chemicals, Ltd.                                     30,374    143,485
    Tata Communications, Ltd.                                20,486     96,056
    Tata Consultancy Services, Ltd.                          46,306  1,682,306
    Tata Elxsi, Ltd.                                          5,515     50,571
    Tata Global Beverages, Ltd.                             123,030    306,494
    Tata Investment Corp., Ltd.                               2,121     16,708
    Tata Motors, Ltd.                                        77,313    537,566
    Tata Motors, Ltd. Sponsored ADR                          24,475    915,854
    Tata Power Co., Ltd.                                    244,650    317,303
    Tata Steel, Ltd.                                        109,735    731,686
*   Tata Teleservices Maharashtra, Ltd.                     103,397     15,324
    Tech Mahindra, Ltd.                                      21,692    657,008
    Techno Electric & Engineering Co., Ltd.                     831      2,341
    Texmaco Rail & Engineering, Ltd.                          5,750      6,336
    Thermax, Ltd.                                            11,921    144,942
    Timken India, Ltd.                                        2,794      9,520
    Titan Co., Ltd.                                          46,614    196,517
    Torrent Power, Ltd.                                      32,752     56,785
    Trent, Ltd.                                               2,317     37,886
    Triveni Turbine, Ltd.                                    33,780     38,826
    TTK Prestige, Ltd.                                          490     24,816
    Tube Investments of India, Ltd.                          17,531     55,593
*   TV18 Broadcast, Ltd.                                    257,802    107,818
    TVS Motor Co., Ltd.                                      52,589     83,626
    UCO Bank                                                 60,445     76,951
    Ultratech Cement, Ltd.                                   10,437    352,241
    Union Bank of India                                      47,888    120,566
*   Unitech, Ltd.                                           512,548    135,107
    United Bank of India                                     10,576      5,601
    UPL, Ltd.                                                92,942    412,826
    Usha Martin, Ltd.                                        15,735      9,704
    V-Guard Industries, Ltd.                                  1,558     12,338
    VA Tech Wabag, Ltd.                                       1,315     17,347
    Vakrangee, Ltd.                                          17,996     29,378
    Videocon Industries, Ltd.                                28,713     77,162
    Vijaya Bank                                              41,995     28,722
    Voltas, Ltd.                                             37,318     99,243
    WABCO India, Ltd.                                         1,336     49,199
    Welspun Corp., Ltd.                                      44,425     59,979

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
INDIA -- (Continued)
    Welspun Infra Enterprises, Ltd.                           2,221 $       552
    Wipro, Ltd.                                             119,456   1,042,524
    Yes Bank, Ltd.                                           60,915     448,921
    Zee Entertainment Enterprises, Ltd.                      81,612     356,075
*   Zee Learn, Ltd.                                          18,459       7,346
    Zensar Technologies, Ltd.                                 3,141      18,771
    Zuari Agro Chemicals, Ltd.                                  497       1,089
    Zydus Wellness, Ltd.                                      1,930      17,076
                                                                    -----------
TOTAL INDIA                                                          53,496,717
                                                                    -----------
INDONESIA -- (3.1%)
    Ace Hardware Indonesia Tbk PT                         2,579,200     166,353
    Adaro Energy Tbk PT                                   3,844,000     395,489
    Adhi Karya Persero Tbk PT                               548,000     141,882
    Agung Podomoro Land Tbk PT                            2,109,500      48,150
    AKR Corporindo Tbk PT                                   461,100     190,273
    Alam Sutera Realty Tbk PT                             5,334,000     245,818
    Aneka Tambang Persero Tbk PT                          1,906,500     194,388
    Arwana Citramulia Tbk PT                              1,498,000     127,809
    Asahimas Flat Glass Tbk PT                                2,000       1,213
    Astra Agro Lestari Tbk PT                                95,500     243,161
    Astra Graphia Tbk PT                                    236,000      40,870
    Astra International Tbk PT                            3,490,000   2,248,579
*   Bakrie and Brothers Tbk PT                           10,309,000      44,583
*   Bakrie Sumatera Plantations Tbk PT                    4,126,500      17,836
*   Bakrie Telecom Tbk PT                                 4,450,000      19,245
*   Bakrieland Development Tbk PT                         8,497,250      11,751
    Bank Bukopin Tbk PT                                   1,576,000      87,329
    Bank Central Asia Tbk PT                              1,647,400   1,568,980
    Bank Danamon Indonesia Tbk PT                           592,742     210,129
    Bank Mandiri Persero Tbk PT                           2,016,772   1,723,162
    Bank Negara Indonesia Persero Tbk PT                  1,984,500     829,411
*   Bank Pan Indonesia Tbk PT                             1,444,000     108,762
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT    824,200      68,769
*   Bank Permata Tbk PT                                       7,500         870
    Bank Rakyat Indonesia Persero Tbk PT                  2,294,800   1,970,670
    Bank Tabungan Negara Persero Tbk PT                   1,822,973     182,392
*   Bank Tabungan Pensiunan Nasional Tbk PT                 413,000     145,775
*   Barito Pacific Tbk PT                                   711,500      19,408
*   Bayan Resources Tbk PT                                   13,000       9,002
*   Benakat Integra Tbk PT                                4,345,000      52,400
*   Berau Coal Energy Tbk PT                                848,500       9,038
*   Berlian Laju Tanker Tbk PT                            2,525,666          --
    Bisi International PT                                   645,500      34,459
*   Borneo Lumbung Energi & Metal Tbk PT                  1,991,000      19,505
    Bumi Serpong Damai PT                                 2,649,000     358,863
    BW Plantation Tbk PT                                  1,110,500     135,210
*   Central Proteinaprima Tbk PT                          5,740,500      24,824
    Charoen Pokphand Indonesia Tbk PT                       979,515     320,280
    Ciputra Development Tbk PT                            3,135,400     276,027
    Ciputra Property Tbk PT                               1,443,500      90,865
    Ciputra Surya Tbk PT                                    430,000      84,862

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES   VALUE++
                                                            ---------- --------
INDONESIA -- (Continued)
*   Citra Marga Nusaphala Persada Tbk PT                       603,500 $181,120
*   Darma Henwa Tbk PT                                       3,026,500    4,712
    Elnusa Tbk PT                                            1,113,500   49,192
*   Energi Mega Persada Tbk PT                              15,020,500  122,505
*   Erajaya Swasembada Tbk PT                                  392,500   40,862
*   Exploitasi Energi Indonesia Tbk PT                       1,976,500   38,851
*   Fajar Surya Wisesa Tbk PT                                  146,000   21,423
    Gajah Tunggal Tbk PT                                       725,000  120,414
*   Garuda Indonesia Persero Tbk PT                            211,946    8,458
    Global Mediacom Tbk PT                                   2,137,400  405,728
*   Golden Eagle Energy Tbk PT                                  34,500   17,861
*   Gozco Plantations Tbk PT                                   531,000    4,921
*   Hanson International Tbk PT                              1,396,500   74,957
    Harum Energy Tbk PT                                        286,000   58,590
    Hexindo Adiperkasa Tbk PT                                  121,000   39,747
    Holcim Indonesia Tbk PT                                    490,500  120,790
*   Indah Kiat Pulp & Paper Corp. Tbk PT                       872,300  102,171
    Indika Energy Tbk PT                                       589,500   31,708
    Indo Tambangraya Megah Tbk PT                              114,300  252,635
    Indocement Tunggal Prakarsa Tbk PT                         314,000  595,938
    Indofood CBP Sukses Makmur Tbk PT                          167,500  145,041
    Indofood Sukses Makmur Tbk PT                            1,305,400  798,555
    Indosat Tbk PT                                             232,500   78,759
    Indosat Tbk PT ADR                                           2,476   41,795
*   Inovisi Infracom Tbk PT                                    668,445   82,232
    Intiland Development Tbk PT                              1,986,500   78,207
    Japfa Comfeed Indonesia Tbk PT                           1,682,500  184,576
    Jasa Marga Persero Tbk PT                                  507,500  259,288
    Kawasan Industri Jababeka Tbk PT                         7,912,023  175,098
*   Krakatau Steel Persero Tbk PT                              252,000   10,867
*   Lippo Cikarang Tbk PT                                      206,500  136,692
    Malindo Feedmill Tbk PT                                    310,600   80,533
    Matahari Putra Prima Tbk PT                                961,900  230,995
    Mayora Indah Tbk PT                                        121,333  294,847
    Medco Energi Internasional Tbk PT                          544,000  129,662
    Media Nusantara Citra Tbk PT                             1,073,600  253,116
    Mitra Adiperkasa Tbk PT                                    243,500  134,495
    MNC Investama Tbk PT                                     8,815,200  234,411
    Modern Internasional Tbk PT                                312,000   17,951
*   Modernland Realty Tbk PT                                 2,511,000   95,533
    Multipolar Tbk PT                                          984,000   57,208
*   Multistrada Arah Sarana Tbk PT                              33,500      909
    Nippon Indosari Corpindo Tbk PT                            392,500   37,101
*   Nusantara Infrastructure Tbk PT                          4,397,000   89,518
    Pakuwon Jati Tbk PT                                      4,573,400  139,479
*   Panin Financial Tbk PT                                   5,948,000  135,120
    Panin Insurance Tbk PT                                     992,000   59,751
    Pembangunan Perumahan Persero Tbk PT                     1,117,500  179,153
    Perusahaan Gas Negara Persero Tbk PT                     1,469,500  678,694
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT    1,441,900  306,376
*   Polychem Indonesia Tbk PT                                  312,500    5,421
    Ramayana Lestari Sentosa Tbk PT                          1,309,000  145,132

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
INDONESIA -- (Continued)
    Resource Alam Indonesia Tbk PT                          116,500 $    17,510
    Salim Ivomas Pratama Tbk PT                             603,000      52,284
*   Samindo Resources Tbk PT                                 62,250       3,123
    Sampoerna Agro PT                                       234,500      49,712
    Selamat Sempurna Tbk PT                                 259,500      81,236
    Semen Indonesia Persero Tbk PT                          381,200     491,440
*   Sentul City Tbk PT                                   10,700,500     159,847
    Sinar Mas Agro Resources and Technology Tbk PT           36,000      20,801
    Sinar Mas Multiartha Tbk PT                              16,500       4,998
*   Sugih Energy Tbk PT                                   3,955,000     154,802
    Summarecon Agung Tbk PT                               3,992,664     384,840
    Surya Citra Media Tbk PT                                544,000     148,382
    Surya Semesta Internusa Tbk PT                        1,407,000     101,523
    Suryainti Permata Tbk PT                              1,280,000          --
    Tambang Batubara Bukit Asam Persero Tbk PT              288,721     247,178
    Telekomunikasi Indonesia Persero Tbk PT                 800,000     157,240
    Telekomunikasi Indonesia Persero Tbk PT Sponsored
      ADR                                                    25,585   1,015,725
    Tiga Pilar Sejahtera Food Tbk                           576,500     109,992
    Timah Persero Tbk PT                                  1,669,931     217,233
*   Tiphone Mobile Indonesia Tbk PT                         326,600      24,495
    Total Bangun Persada Tbk PT                             518,000      41,667
*   Tower Bersama Infrastructure Tbk PT                     316,100     178,058
*   Trada Maritime Tbk PT                                   946,500     150,754
*   Truba Alam Manunggal Engineering PT                   3,328,000       1,439
    Tunas Baru Lampung Tbk PT                               446,000      19,716
    Tunas Ridean Tbk PT                                     238,000      13,906
*   Ultrajaya Milk Industry & Trading Co. Tbk PT            203,000      74,938
    Unilever Indonesia Tbk PT                               131,100     333,069
    United Tractors Tbk PT                                  428,895     806,378
    Vale Indonesia Tbk PT                                 1,058,500     326,047
*   Visi Media Asia Tbk PT                                  774,400      19,018
    Wijaya Karya Persero Tbk PT                             633,000     124,455
    XL Axiata Tbk PT                                        759,300     340,578
                                                                    -----------
TOTAL INDONESIA                                                      25,929,874
                                                                    -----------
MALAYSIA -- (4.0%)
    Aeon Co. M Bhd                                           36,300     163,742
    Aeon Credit Service M Bhd                                 2,160       9,603
    Affin Holdings Bhd                                      131,900     152,527
#   AirAsia Bhd                                             556,500     378,646
    Alam Maritim Resources Bhd                               99,300      45,110
    Alliance Financial Group Bhd                            364,600     500,783
    AMMB Holdings Bhd                                       478,375   1,052,871
    Amway Malaysia Hldgs Bhd                                 16,600      60,520
*   Ann Joo Resources Bhd                                    94,700      34,842
    APM Automotive Holdings Bhd                              33,600      62,411
    Astro Malaysia Holdings Bhd                              36,700      37,455
#   Axiata Group Bhd                                        437,050     901,429
    Batu Kawan Bhd                                           32,100     192,545
    Benalec Holdings Bhd                                    227,000      62,636
#   BIMB Holdings Bhd                                       128,900     168,035
*   Bumi Armada Bhd                                         305,000     374,062

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
MALAYSIA -- (Continued)
    Bursa Malaysia Bhd                                        85,700 $  199,320
    Cahya Mata Sarawak Bhd                                    41,600    121,689
    Can-One Bhd                                               18,800     17,676
    CB Industrial Product Holding Bhd                         36,140     52,072
#   CIMB Group Holdings Bhd                                1,002,229  2,308,725
    Coastal Contracts Bhd                                     99,600    152,912
    Cypark Resources Bhd                                      54,200     48,171
    Daibochi Plastic & Packaging Industry Bhd                  2,100      2,893
    Daya Materials Bhd                                       266,500     27,393
    Dayang Enterprise Holdings Bhd                            82,350     93,655
    Dialog Group Bhd                                         377,825    416,063
    DiGi.Com Bhd                                             429,900    730,511
    DKSH Holdings Malaysia Bhd                                15,200     37,689
#   DRB-Hicom Bhd                                            367,000    281,195
    Dutch Lady Milk Industries Bhd                             4,900     69,661
    Eastern & Oriental Bhd                                   365,900    266,065
    Fraser & Neave Holdings Bhd                                9,100     50,197
    Gamuda Bhd                                               435,900    616,152
    Genting Plantations Bhd                                   64,700    220,137
    Globetronics Technology Bhd                               81,500     90,042
    Glomac Bhd                                               119,700     40,352
*   Goldis Bhd                                                10,502      6,991
    Guan Chong Bhd                                            21,800      9,425
    GuocoLand Malaysia Bhd                                    34,800     12,294
    Hai-O Enterprise Bhd                                      39,400     30,174
#   HAP Seng Consolidated Bhd                                301,720    292,971
    Hap Seng Plantations Holdings Bhd                         90,600     77,838
    Hartalega Holdings Bhd                                    45,000     87,414
*   Ho Wah Genting Bhd                                       145,700      8,722
    Hock Seng LEE BHD                                         37,600     22,014
#   Hong Leong Bank Bhd                                      119,440    512,438
    Hong Leong Financial Group Bhd                            66,600    312,442
    Hong Leong Industries Bhd                                 54,300    110,422
    Hua Yang Bhd                                              96,533     55,320
    Hwang Capital Malaysia Bhd                                30,600     17,375
    IGB Corp. Bhd                                            332,490    281,930
    IJM Corp. Bhd                                            492,957    964,562
    IJM Land Bhd                                             162,400    150,276
    IJM Plantations Bhd                                       65,000     70,502
    Insas Bhd                                                116,213     43,166
    IOI Corp. Bhd                                            481,805    737,240
*   IOI Properties Group Bhd                                 195,602    160,816
    Iris Corp. Bhd                                           268,500     37,905
*   JAKS Resources Bhd                                       278,400     46,902
    Jaya Tiasa Holdings Bhd                                   97,005     80,879
    JCY International Bhd                                    338,200     76,806
*   K&N Kenanga Holdings Bhd                                  81,000     19,378
    Kian JOO CAN Factory Bhd                                 111,400    116,415
    Kim Loong Resources Bhd                                   50,920     44,001
    Kimlun Corp. Bhd                                          45,400     22,390
*   KNM Group Bhd                                            557,487    142,028
*   KSL Holdings Bhd                                          82,500     54,334

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
MALAYSIA -- (Continued)
    Kuala Lumpur Kepong Bhd                                   62,350 $  462,430
*   Kulim Malaysia Bhd                                       178,600    193,251
#*  Kumpulan Europlus Bhd                                    140,600     56,497
    Kumpulan Perangsang Selangor Bhd                          97,100     45,249
*   Land & General Bhd                                       225,400     39,372
*   Landmarks Bhd                                             59,300     20,212
    LBS Bina Group Bhd                                       118,100     64,458
    Lingkaran Trans Kota Holdings Bhd                         69,500     82,944
    Lion Industries Corp. Bhd                                240,400     48,301
    LPI Capital Bhd                                           10,500     54,689
    Mah Sing Group Bhd                                       306,779    212,604
    Malayan Banking Bhd                                      885,096  2,686,711
    Malayan Flour Mills Bhd                                   90,600     43,876
#   Malaysia Airports Holdings Bhd                           195,702    482,778
    Malaysia Marine and Heavy Engineering Holdings Bhd        84,400    102,308
#*  Malaysian Airline System Bhd                           1,380,870     97,659
    Malaysian Bulk Carriers Bhd                              177,625    103,520
    Malaysian Pacific Industries Bhd                          20,363     26,112
    Malaysian Resources Corp. Bhd                            588,800    283,376
#   Maxis Bhd                                                291,000    619,688
    MBM Resources Bhd                                         58,230     57,504
    Media Chinese International, Ltd.                        100,600     30,110
    Media Prima Bhd                                          307,200    234,292
    Mega First Corp. Bhd                                      46,000     32,163
    MK Land Holdings Bhd                                      31,600      4,944
    MKH Bhd                                                   80,800    108,424
    MMC Corp. Bhd                                            325,000    278,632
    MNRB Holdings Bhd                                         27,600     32,083
    Mudajaya Group Bhd                                        93,600     74,294
    Muhibbah Engineering M Bhd                               199,200    177,291
*   Mulpha International Bhd                                 522,100     68,915
    My EG Services Bhd                                       101,500     85,782
    Naim Holdings Bhd                                         67,300     82,389
    NCB Holdings Bhd                                           1,300      1,224
    Nestle Malaysia Bhd                                        6,200    130,162
    NTPM Holdings Bhd                                         50,200     13,308
    Oldtown Bhd                                               37,125     23,663
    OSK Holdings Bhd                                         161,209     81,985
    Padini Holdings Bhd                                      121,700     74,629
    Panasonic Manufacturing Malaysia Bhd                      13,100     89,063
    Paramount Corp. Bhd                                       55,600     28,424
#   Parkson Holdings Bhd                                     173,341    156,018
#*  Perdana Petroleum Bhd                                    231,840    134,311
#*  Perisai Petroleum Teknologi Bhd                          268,000    129,007
    Pharmaniaga Bhd                                           15,400     22,166
    PJ Development Holdings Bhd                              126,900     59,518
    Pos Malaysia Bhd                                         103,900    143,397
    PPB Group Bhd                                            134,800    680,309
    Press Metal Bhd                                           96,100    102,337
    Prestariang Bhd                                          127,600     79,077
    Public Bank Bhd                                          108,700    671,017
    Puncak Niaga Holding Bhd                                  86,200     77,233

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
MALAYSIA -- (Continued)
    QL Resources Bhd                                        141,450 $  135,740
    RHB Capital Bhd                                         223,274    567,311
    Rimbunan Sawit Bhd                                      239,000     58,963
    Salcon Bhd                                              264,800     60,064
*   Sapurakencana Petroleum Bhd                             741,911    980,770
    Sarawak Oil Palms Bhd                                    24,900     49,678
    Sarawak Plantation Bhd                                    6,400      5,195
    Scientex Bhd                                             21,500     38,213
*   Scomi Energy Services Bhd                               273,800     81,189
    Selangor Dredging Bhd                                   190,000     62,248
    Selangor Properties Bhd                                   2,100      3,411
    Shangri-La Hotels Malaysia Bhd                          101,700    206,112
*   Shell Refining Co. Federation of Malaya Bhd              44,800     82,130
    SHL Consolidated Bhd                                     98,500     67,924
#   SP Setia Bhd                                            106,400     98,342
    Star Publications Malaysia Bhd                           80,200     63,524
    Subur Tiasa Holdings Bhd                                 70,415     48,683
    Sunway Bhd                                              293,300    279,087
#   Supermax Corp. Bhd                                      214,550    160,940
    Suria Capital Holdings Bhd                               18,100     14,436
    Syarikat Takaful Malaysia Bhd                            14,400     55,514
*   Symphony Life Bhd                                        59,865     18,903
    Ta Ann Holdings Bhd                                      39,289     50,553
    TA Enterprise Bhd                                       462,600    114,882
    TA Global Bhd                                           264,180     25,088
    Tambun Indah Land Bhd                                    37,600     22,930
    TAN Chong Motor Holdings Bhd                             83,700    145,994
*   Tanjung Offshore Bhd                                     62,300     11,283
    Tasek Corp. Bhd                                           2,100     10,265
*   Tebrau Teguh Bhd                                        100,100     41,772
    Telekom Malaysia Bhd                                    191,200    363,333
    Tenaga Nasional Bhd                                     389,400  1,419,464
#*  TH Heavy Engineering Bhd                                200,600     55,401
    TH Plantations Bhd                                       61,320     38,107
    Tiong NAM Logistics Holdings                             55,000     22,592
#   Top Glove Corp. Bhd                                     128,300    188,849
    Tropicana Corp. Bhd                                     165,100     77,921
    TSH Resources Bhd                                        92,600     95,026
    Uchi Technologies Bhd                                    51,700     22,984
    UEM Sunrise Bhd                                         534,264    377,234
    UMW Holdings Bhd                                        141,300    466,155
    Unisem M Bhd                                            223,630     80,941
    United Malacca Bhd                                       20,100     43,889
    United Plantations Bhd                                   21,300    164,936
    UOA Development Bhd                                     187,500    135,073
    VS Industry Bhd                                          56,245     27,924
    Wah Seong Corp. Bhd                                     143,579     86,621
    WCT Holdings Bhd                                        289,780    199,899
    Wing Tai Malaysia Bhd                                    13,400      8,873
    WTK Holdings Bhd                                        175,000     71,427
    Yinson Holdings Bhd                                      21,000     54,856
    YNH Property Bhd                                         69,999     42,273

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
MALAYSIA -- (Continued)
    YTL Corp. Bhd                                         1,555,964 $   767,607
    YTL E-Solutions Bhd                                      48,400       9,128
*   YTL Land & Development Bhd                               61,900      17,827
*   YTL Power International Bhd                             589,651     283,745
    Zhulian Corp. Bhd                                        58,200      51,740
                                                                    -----------
TOTAL MALAYSIA                                                       33,069,832
                                                                    -----------
MEXICO -- (5.4%)
    Alfa S.A.B. de C.V. Class A                             802,622   2,120,244
#   Alpek S.A. de C.V.                                       17,200      29,581
#   Alsea S.A.B. de C.V.                                    140,640     486,440
    America Movil S.A.B. de C.V. Series L                 1,841,832   1,856,931
    America Movil S.A.B. de C.V. Series L ADR               133,377   2,678,210
#   Arca Continental S.A.B. de C.V.                          81,466     518,085
#*  Axtel S.A.B. de C.V.                                    418,560     139,171
#   Banregio Grupo Financiero S.A.B. de C.V.                 63,822     369,729
*   Bio Pappel S.A.B. de C.V.                                25,132      53,692
#   Bolsa Mexicana de Valores S.A.B. de C.V.                147,570     302,861
*   Cemex S.A.B. de C.V.                                    708,550     900,124
#*  Cemex S.A.B. de C.V. Sponsored ADR                      339,434   4,290,448
#   Cia Minera Autlan S.A.B. de C.V. Series B                31,640      33,133
#   Coca-Cola Femsa S.A.B. de C.V. Sponsored ADR              6,085     681,277
#   Compartamos S.A.B. de C.V.                              129,600     226,059
#*  Consorcio ARA S.A.B. de C.V. Series *                   381,848     168,118
#   Controladora Comercial Mexicana S.A.B. de C.V.          202,530     758,399
#*  Corp. GEO S.A.B. de C.V. Series B                       185,607       2,784
#   Corp. Inmobiliaria Vesta S.A.B. de C.V.                  38,207      77,683
    Corp. Moctezuma S.A.B. de C.V. Series *                  87,200     266,611
#*  Desarrolladora Homex S.A.B. de C.V.                      45,100       7,366
#   El Puerto de Liverpool S.A.B. de C.V.                    37,793     389,954
#*  Empresas ICA S.A.B. de C.V.                              78,400     140,347
*   Empresas ICA S.A.B. de C.V. Sponsored ADR                46,729     336,916
*   Financiera Independencia S.A.B. de C.V.                  21,447       8,459
    Fomento Economico Mexicano S.A.B. de C.V. Sponsored
      ADR                                                    38,039   3,452,800
*   Gruma S.A.B. de C.V. Class B                            117,718   1,041,063
#*  Grupo Aeromexico S.A.B. de C.V.                          29,000      47,104
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V.      75,338     276,066
    Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR 10,080 607,824 Grupo Aeroportuario del Pacifico S.A.B. de C.V.
      Class B                                                45,686     275,001
    Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR        6,569     803,060
    Grupo Aeroportuario del Sureste S.A.B. de C.V.
      Class B                                                23,000     281,480
    Grupo Bimbo S.A.B. de C.V. Series A                     305,753     843,215
    Grupo Carso S.A.B. de C.V. Series A1                    151,853     773,730
#   Grupo Comercial Chedraui S.A. de C.V.                   111,096     341,285
    Grupo Elektra S.A.B. de C.V.                              2,115      60,551
*   Grupo Famsa S.A.B. de C.V. Class A                      101,246     138,526
#   Grupo Financiero Banorte S.A.B. de C.V.                 465,170   3,089,459
#   Grupo Financiero Inbursa S.A.B. de C.V.                 434,077   1,111,840
#   Grupo Financiero Santander Mexico S.A.B. de C.V.
      Class B                                                23,700      56,611
    Grupo Financiero Santander Mexico S.A.B. de C.V.
      Class B ADR                                            31,784     378,230
#   Grupo Herdez S.A.B. de C.V. Series *                     50,919     152,219
    Grupo KUO S.A.B. de C.V. Series B                        28,600      57,232

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
MEXICO -- (Continued)
    Grupo Mexico S.A.B. de C.V. Series B                    800,168 $ 2,409,785
*   Grupo Pochteca S.A.B. de C.V.                            23,090      28,768
#*  Grupo Simec S.A.B. de C.V. Series B                      43,971     165,596
*   Grupo Simec S.A.B. de C.V. Sponsored ADR                  1,721      20,032
*   Grupo Sports World S.A.B. de C.V.                        16,500      25,476
    Grupo Televisa S.A.B. Series CPO                        208,410   1,365,531
    Grupo Televisa S.A.B. Sponsored ADR                      56,995   1,870,006
#*  Impulsora del Desarrollo y El Empleo en America
      Latina S.A.B. de C.V.                                 163,400     376,066
    Industrias Bachoco S.A.B. de C.V. ADR                     1,161      51,200
#   Industrias Bachoco S.A.B. de C.V. Series B                8,451      31,006
*   Industrias CH S.A.B. de C.V. Series B                    79,412     421,256
#   Industrias Penoles S.A.B. de C.V.                        23,341     543,421
#   Kimberly-Clark de Mexico S.A.B. de C.V. Class A         302,275     788,800
    Megacable Holdings S.A.B. de C.V.                        40,989     162,073
#   Mexichem S.A.B. de C.V.                                 340,724   1,269,633
#*  Minera Frisco S.A.B. de C.V.                             88,740     162,249
*   OHL Mexico S.A.B. de C.V.                               263,671     701,363
#   Organizacion Cultiba S.A.B. de C.V.                       6,940      11,469
#*  Organizacion Soriana S.A.B. de C.V. Class B             245,520     711,445
*   Promotora y Operadora de Infraestructura S.A.B. de
      C.V.                                                   66,839     933,404
    TV Azteca S.A.B. de C.V.                                324,269     177,220
#*  Urbi Desarrollos Urbanos S.A.B. de C.V.                 102,404          41
#   Wal-Mart de Mexico S.A.B. de C.V. Series V              692,560   1,752,211
                                                                    -----------
TOTAL MEXICO                                                         44,607,969
                                                                    -----------
PERU -- (0.2%)
    Cementos Pacasmayo SAA ADR                                1,200      10,860
    Cia de Minas Buenaventura SAA ADR                        15,794     205,322
    Credicorp, Ltd.                                           9,300   1,388,025
                                                                    -----------
TOTAL PERU                                                            1,604,207
                                                                    -----------
PHILIPPINES -- (1.4%)
    Aboitiz Equity Ventures, Inc.                           333,930     424,799
    Aboitiz Power Corp.                                     310,100     253,878
    Alliance Global Group, Inc.                           1,036,100     725,644
    Atlas Consolidated Mining & Development                 168,700      56,214
    Ayala Corp.                                              38,331     537,708
    Ayala Land, Inc.                                        635,060     430,362
    Bank of the Philippine Islands                          155,686     317,359
    BDO Unibank, Inc.                                       328,126     651,207
*   Belle Corp.                                           1,243,000     166,939
    Cebu Air, Inc.                                           70,340      82,843
    China Banking Corp.                                      93,797     116,027
    DMCI Holdings, Inc.                                     244,190     394,065
    EEI Corp.                                               134,000      35,793
*   Empire East Land Holdings, Inc.                       1,223,000      27,471
    Energy Development Corp.                              2,411,300     302,677
    Filinvest Land, Inc.                                  4,373,000     156,471
    First Gen Corp.                                         494,900     210,981
    First Philippine Holdings Corp.                         110,930     176,685
*   Global-Estate Resorts, Inc.                           1,019,000      45,145
    Globe Telecom, Inc.                                       9,270     344,663

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
PHILIPPINES -- (Continued)
    JG Summit Holdings, Inc.                                183,400 $   208,197
    Jollibee Foods Corp.                                     97,290     375,766
    Lafarge Republic, Inc.                                  205,362      46,372
*   Lepanto Consolidated Mining Co.                       1,552,000      14,330
    Lopez Holdings Corp.                                    796,900      81,534
    Macroasia Corp.                                          79,000       3,755
    Manila Electric Co.                                      27,820     175,279
    Manila Water Co., Inc.                                  269,600     161,378
*   Megawide Construction Corp.                              96,360      28,517
    Megaworld Corp.                                       5,821,000     609,461
    Metropolitan Bank & Trust Co.                           105,930     201,744
    Pepsi-Cola Products Philippines, Inc.                   622,300      69,887
*   Philex Petroleum Corp.                                   10,900       2,245
    Philippine Long Distance Telephone Co. Sponsored ADR      7,279     469,495
*   Philippine National Bank                                105,892     207,359
    Philippine Stock Exchange, Inc. (The)                     5,304      35,313
    Phoenix Petroleum Philippines, Inc.                     136,240      18,357
    RFM Corp.                                               243,000      35,465
    Rizal Commercial Banking Corp.                          109,654     118,176
    Robinsons Land Corp.                                    621,300     311,783
    San Miguel Corp.                                        118,900     222,878
    Security Bank Corp.                                      84,816     228,546
    Semirara Mining Corp.                                    26,950     248,732
    SM Investments Corp.                                     43,250     705,031
    SM Prime Holdings, Inc.                               1,412,112     518,391
*   Top Frontier Investment Holdings, Inc.                   10,142      21,288
    Trans-Asia Oil & Energy Development Corp.               388,000      20,351
    Union Bank Of Philippines, Inc.                          59,480     169,869
    Universal Robina Corp.                                  154,980     508,917
    Vista Land & Lifescapes, Inc.                         1,650,400     223,536
                                                                    -----------
TOTAL PHILIPPINES                                                    11,498,883
                                                                    -----------
POLAND -- (2.4%)
    Action SA                                                 1,636      25,767
*   Agora SA                                                 10,877      37,383
*   Alchemia SA                                              11,709      19,461
*   Alior Bank SA                                             3,239      85,500
    Amica Wronki SA                                             597      18,580
*   AmRest Holdings SE                                        2,322      62,763
    Apator SA                                                 3,816      46,148
    Asseco Poland SA                                         28,726     427,739
    Bank Handlowy w Warszawie SA                             12,500     465,143
#*  Bank Millennium SA                                      153,678     451,472
    Bank Pekao SA                                            28,109   1,804,047
#   Bank Zachodni WBK SA                                      2,846     349,920
*   Boryszew SA                                              79,641     115,992
    Budimex SA                                                2,789     129,693
    CCC SA                                                    4,100     172,291
*   CD Projekt SA                                            22,187     109,954
*   Ciech SA                                                 17,408     186,505
*   Cyfrowy Polsat SA                                        23,338     158,602
*   Echo Investment SA                                       43,544      86,227

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
POLAND -- (Continued)
*   Eko Export SA                                             5,058 $   65,254
    Elektrobudowa SA                                             39      1,160
    Emperia Holding SA                                        3,083     68,291
    Enea SA                                                  27,747    140,485
    Eurocash SA                                              18,923    250,233
    Fabryki Mebli Forte SA                                    4,417     64,233
*   Famur SA                                                 20,638     29,947
    Firma Oponiarska Debica SA                                1,289     38,548
    Getin Holding SA                                        123,870    130,584
*   Getin Noble Bank SA                                     218,807    266,317
*   Global City Holdings NV                                     439      5,087
    Grupa Azoty SA                                            8,770    173,932
    Grupa Kety SA                                             2,032    146,364
*   Grupa Lotos SA                                           27,997    361,040
*   Hawe SA                                                  30,550     29,734
*   Impexmetal SA                                            60,302     51,472
*   ING Bank Slaski SA                                        8,829    396,370
*   Integer.pl SA                                               273     23,999
*   Inter Cars SA                                               702     43,806
    Jastrzebska Spolka Weglowa SA                             8,242    113,472
*   Kernel Holding SA                                        13,805    128,301
*   KGHM Polska Miedz SA                                     38,673  1,400,269
    Kopex SA                                                  6,846     29,328
*   KRUK SA                                                     400     11,020
    LPP SA                                                      149    386,051
    Lubelski Wegiel Bogdanka SA                              10,866    444,797
#   mBank                                                     4,215    689,731
*   Midas SA                                                 61,466     12,806
*   Netia SA                                                 76,923    137,556
    Neuca SA                                                    889     69,514
    Orange Polska SA                                        194,910    665,970
    Orbis SA                                                  5,719     74,057
    Pelion SA                                                 2,616     66,576
    PGE SA                                                  273,129  1,897,919
*   Polimex-Mostostal SA                                     92,257      2,751
*   Polnord SA                                                9,480     28,391
*   Polski Koncern Miesny Duda SA                            75,477     15,968
    Polski Koncern Naftowy Orlen SA                          98,299  1,471,918
    Polskie Gornictwo Naftowe i Gazownictwo SA              229,241    356,309
    Powszechna Kasa Oszczednosci Bank Polski SA             187,979  2,579,707
    Powszechny Zaklad Ubezpieczen SA                          6,209    880,753
*   PZ Cormay SA                                              4,936     11,170
*   Rafako SA                                                13,729     24,608
*   Rovese SA                                                47,343     21,930
    Stalprodukt SA                                              290     23,006
#   Synthos SA                                              163,686    257,989
    Tauron Polska Energia SA                                254,081    450,111
*   Trakcja SA                                               70,507     30,364
    TVN SA                                                   48,456    264,027
*   Vistula Group SA                                         18,440     10,186
    Warsaw Stock Exchange                                     7,026     87,779

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
POLAND -- (Continued)
    Zaklady Chemiczne Police SA                               3,091 $    21,024
                                                                    -----------
TOTAL POLAND                                                         19,705,401
                                                                    -----------
RUSSIA -- (2.8%)
*   Etalon Group, Ltd. GDR                                   50,369     176,539
    Eurasia Drilling Co., Ltd. GDR                           24,216     596,672
    Gazprom OAO Sponsored ADR                               863,297   6,238,992
    Globaltrans Investment P.L.C. GDR                        18,381     175,183
*   Integra Group Holdings GDR                                  664      12,744
    Lukoil OAO Sponsored ADR                                 73,944   3,914,553
*   Magnitogorsk Iron & Steel Works GDR                      35,457      74,834
*   Mail.ru Group, Ltd. GDR                                   6,130     166,960
#*  Mechel Sponsored ADR                                     61,176     123,575
    MMC Norilsk Nickel OJSC ADR                              52,615     951,235
    Novolipetsk Steel OJSC GDR                               24,751     288,569
    Novorossiysk Commercial Sea Port PJSC GDR                11,548      57,625
    O'Key Group SA GDR                                        6,334      55,917
    Phosagro OAO GDR                                          6,301      73,435
*   PIK Group GDR                                            61,288     141,201
    Rosneft OAO GDR                                         218,895   1,376,214
    Rostelecom OJSC Sponsored ADR                            11,118     144,818
    RusHydro JSC ADR                                        273,627     425,762
    Sberbank of Russia Sponsored ADR                        270,027   2,274,726
    Severstal OAO GDR                                        60,421     427,106
    Tatneft OAO Sponsored ADR                                55,290   1,901,784
    TMK OAO GDR                                               5,575      44,382
    Uralkali OJSC GDR                                        52,754   1,170,105
    VimpelCom, Ltd. Sponsored ADR                            74,573     626,413
    VTB Bank OJSC GDR                                       512,037   1,089,239
*   X5 Retail Group NV GDR                                   23,089     406,977
                                                                    -----------
TOTAL RUSSIA                                                         22,935,560
                                                                    -----------
SOUTH AFRICA -- (7.2%)
    Adcorp Holdings, Ltd.                                    32,653      99,307
    Advtech, Ltd.                                           120,102      98,463
    Aeci, Ltd.                                               53,738     600,211
#   African Bank Investments, Ltd.                          282,387     334,858
    African Oxygen, Ltd.                                     36,963      72,649
    African Rainbow Minerals, Ltd.                           43,596     820,874
    Allied Electronics Corp., Ltd.                            1,837       4,249
*   Anglo American Platinum, Ltd.                            20,422     972,394
*   AngloGold Ashanti, Ltd. Sponsored ADR                    84,643   1,532,038
*   ArcelorMittal South Africa, Ltd.                         56,470     198,744
    Assore, Ltd.                                              7,223     279,568
    Astral Foods, Ltd.                                       14,024     127,349
*   Aveng, Ltd.                                             191,685     411,856
    AVI, Ltd.                                               125,039     689,927
    Barclays Africa Group, Ltd.                              92,396   1,353,515
    Barloworld, Ltd.                                         87,871     958,601
#   Bidvest Group, Ltd.                                      75,288   2,067,245
    Blue Label Telecoms, Ltd.                               103,795      89,945
*   Brait SE                                                  1,419       7,647

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
SOUTH AFRICA -- (Continued)
    Business Connexion Group, Ltd.                           65,032 $   34,935
#   Capitec Bank Holdings, Ltd.                              13,773    298,081
#   Cashbuild, Ltd.                                           7,956     95,146
    Caxton and CTP Publishers and Printers, Ltd.             26,485     40,208
    City Lodge Hotels, Ltd.                                  12,177    142,741
    Clicks Group, Ltd.                                       81,038    494,119
    Clover Industries, Ltd.                                  29,746     54,876
*   Consolidated Infrastructure Group, Ltd.                     920      2,506
    Coronation Fund Managers, Ltd.                           57,809    558,234
    DataTec, Ltd.                                            87,311    438,784
    Discovery, Ltd.                                          77,197    670,194
    Distribution and Warehousing Network, Ltd.               43,764     42,429
    DRDGOLD, Ltd.                                           125,402     39,932
    DRDGOLD, Ltd. Sponsored ADR                               1,600      5,152
    EOH Holdings, Ltd.                                       39,266    313,879
    Eqstra Holdings, Ltd.                                    87,411     60,685
*   Evraz Highveld Steel and Vanadium, Ltd.                   5,882      5,110
#   Exxaro Resources, Ltd.                                   34,746    474,250
    Famous Brands, Ltd.                                      17,998    180,537
    FirstRand, Ltd.                                         615,443  2,264,455
#   Foschini Group, Ltd. (The)                               64,432    665,904
    Gold Fields, Ltd.                                         8,786     37,291
    Gold Fields, Ltd. Sponsored ADR                         175,611    742,835
    Grindrod, Ltd.                                          169,265    400,827
    Group Five, Ltd.                                         52,902    217,602
    Growthpoint Properties, Ltd.                             53,527    123,737
*   Harmony Gold Mining Co., Ltd.                            50,878    167,209
*   Harmony Gold Mining Co., Ltd. Sponsored ADR              57,105    187,875
    Holdsport, Ltd.                                           6,165     22,950
    Hudaco Industries, Ltd.                                  14,315    142,703
*   Hulamin, Ltd.                                            41,925     29,105
    Iliad Africa, Ltd.                                       37,928     23,106
    Illovo Sugar, Ltd.                                       84,521    233,071
    Impala Platinum Holdings, Ltd.                          130,985  1,476,631
    Imperial Holdings, Ltd.                                  66,010  1,231,127
    Investec, Ltd.                                           82,900    729,638
    Invicta Holdings, Ltd.                                    3,090     35,233
#   JD Group, Ltd.                                           47,159    123,223
    JSE, Ltd.                                                31,916    292,812
    Kumba Iron Ore, Ltd.                                     12,961    461,603
#   Lewis Group, Ltd.                                        42,684    253,380
    Liberty Holdings, Ltd.                                   37,887    454,458
    Massmart Holdings, Ltd.                                  19,522    258,753
*   Merafe Resources, Ltd.                                  213,666     22,548
    Metair Investments, Ltd.                                 47,032    190,104
    MMI Holdings, Ltd.                                      395,747    994,975
    Mondi, Ltd.                                              30,548    508,673
    Mpact, Ltd.                                              45,066    119,170
    Mr Price Group, Ltd.                                     59,451    895,811
*   Murray & Roberts Holdings, Ltd.                         161,265    377,623
    Nampak, Ltd.                                            203,025    757,417
    Naspers, Ltd. Class N                                    41,170  3,890,534

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
SOUTH AFRICA -- (Continued)
    Nedbank Group, Ltd.                                      68,727 $ 1,473,294
*   Northam Platinum, Ltd.                                   95,406     372,415
    Oceana Group, Ltd.                                       15,357     131,568
    Omnia Holdings, Ltd.                                     21,760     467,823
    Peregrine Holdings, Ltd.                                 26,279      48,236
    Petmin, Ltd.                                             40,487      10,457
#   Pick n Pay Stores, Ltd.                                  55,409     316,603
    Pinnacle Holdings, Ltd.                                  49,617      61,660
    Pioneer Foods, Ltd.                                      31,128     278,094
    PPC, Ltd.                                               152,389     443,379
    Premium Properties, Ltd.                                 22,528      37,491
    PSG Group, Ltd.                                          45,699     452,629
    Raubex Group, Ltd.                                       25,981      53,705
*   RCL Foods, Ltd.                                           6,502       9,518
    Reunert, Ltd.                                            67,416     443,026
*   Royal Bafokeng Platinum, Ltd.                             6,667      43,097
    Sanlam, Ltd.                                            489,472   2,622,170
    Santam, Ltd.                                              8,301     167,601
*   Sappi, Ltd.                                              67,425     213,733
*   Sappi, Ltd. Sponsored ADR                               140,883     442,373
    Sasol, Ltd.                                              12,915     723,812
    Sasol, Ltd. Sponsored ADR                                97,818   5,420,095
    Shoprite Holdings, Ltd.                                  76,912   1,286,644
    Sibanye Gold, Ltd.                                       55,776     144,071
    Sibanye Gold, Ltd. Sponsored ADR                         48,977     505,932
    Spar Group, Ltd. (The)                                   53,930     633,641
    Spur Corp., Ltd.                                         25,438      72,555
    Standard Bank Group, Ltd.                               204,910   2,692,302
    Steinhoff International Holdings, Ltd.                  477,716   2,482,375
*   Super Group, Ltd.                                       144,068     388,180
*   Telkom SA SOC, Ltd.                                     104,297     373,187
    Tiger Brands, Ltd.                                       32,915     880,543
    Times Media Group, Ltd.                                   8,973      18,007
    Tongaat Hulett, Ltd.                                     34,434     409,389
    Trencor, Ltd.                                            48,168     341,381
    Truworths International, Ltd.                           112,412     903,150
#   Vodacom Group, Ltd.                                      48,002     572,863
    Wilson Bayly Holmes-Ovcon, Ltd.                          24,429     315,908
    Woolworths Holdings, Ltd.                               115,976     789,300
    Zeder Investments, Ltd.                                 183,167      76,269
                                                                    -----------
TOTAL SOUTH AFRICA                                                   60,122,097
                                                                    -----------
SOUTH KOREA -- (14.0%)
    Able C&C Co., Ltd.                                        1,590      45,655
#*  Actoz Soft Co., Ltd.                                      1,239      40,670
*   Advanced Nano Products Co., Ltd.                            279       5,892
#*  Advanced Process Systems Corp.                            3,786      31,967
    Aekyung Petrochemical Co., Ltd.                             278      18,406
#   AfreecaTV Co., Ltd.                                       5,664     133,929
#   Agabang&Company                                           8,058      42,250
#   Ahnlab, Inc.                                                934      48,025
*   AJ Rent A Car Co., Ltd.                                   3,210      51,561

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
SOUTH KOREA -- (Continued)
    AK Holdings, Inc.                                          494 $ 25,520
#*  Aminologics Co., Ltd.                                   21,772   31,449
    Amorepacific Corp.                                         504  651,735
    AMOREPACIFIC Group                                         750  388,019
    Anapass, Inc.                                            4,285   47,794
    Asia Cement Co., Ltd.                                      501   53,485
    ASIA Holdings Co., Ltd,                                    219   30,775
    Asia Paper Manufacturing Co., Ltd.                       1,940   35,983
*   Asiana Airlines, Inc.                                   33,400  159,354
    AtlasBX Co., Ltd.                                        2,725  110,768
*   AUK Corp.                                                5,660   12,458
    Autech Corp.                                             6,077   43,354
*   Avaco Co., Ltd.                                          7,631   36,904
    Baiksan Co., Ltd.                                        4,640   23,136
#   Basic House Co., Ltd. (The)                              4,590  104,395
#*  BH Co., Ltd.                                             4,076   39,532
#   BHI Co., Ltd.                                            1,809   30,798
    Binggrae Co., Ltd.                                         955   86,985
    Bioland, Ltd.                                            2,817   40,584
    Bluecom Co., Ltd.                                        1,568   24,276
*   Boryung Medience Co., Ltd.                               3,718   22,441
    BS Financial Group, Inc.                                57,150  875,024
    Byucksan Corp.                                           2,510    7,596
#   CammSys Corp.                                           24,019   67,705
#*  Capro Corp.                                             10,760   48,495
    Cheil Industries, Inc.                                  12,495  797,912
*   Cheil Worldwide, Inc.                                   15,060  366,568
    Chemtronics Co., Ltd.                                    1,929   29,682
*   Chin Hung International, Inc.                           10,392   15,153
*   China Great Star International, Ltd.                    13,195   40,140
*   China Ocean Resources Co., Ltd.                         21,710   50,074
    Chosun Refractories Co., Ltd.                               53    4,876
    CJ CGV Co., Ltd.                                         2,390  111,428
#   CJ CheilJedang Corp.                                     2,196  659,331
*   CJ E&M Corp.                                             6,693  326,807
*   CJ Korea Express Co., Ltd.                               1,736  183,470
    CJ O Shopping Co., Ltd.                                    608  214,936
*   Com2uSCorp                                               1,845   67,655
    Cosmax BTI, Inc.                                           662   27,097
*   Cosmax, Inc.                                             1,298   87,282
#*  Cosmochemical Co., Ltd.                                  2,170   14,847
    Coway Co., Ltd.                                          8,173  646,006
    Credu Corp.                                                719   33,043
    Crown Confectionery Co., Ltd.                              339   97,037
    Dae Dong Industrial Co., Ltd.                            1,430   12,861
    Dae Han Flour Mills Co., Ltd.                              285   40,853
    Dae Won Kang Up Co., Ltd.                                6,670   42,657
*   Dae Young Packaging Co., Ltd.                           57,950   44,086
*   Daea TI Co., Ltd.                                       18,837   32,154
*   Daechang Co., Ltd.                                      19,890   18,240
    Daeduck Electronics Co.                                  9,060   66,920
    Daeduck GDS Co., Ltd.                                    6,910  114,471

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
SOUTH KOREA -- (Continued)
    Daegu Department Store                                   1,950 $   44,270
    Daehan Steel Co., Ltd.                                   5,070     33,927
*   Daekyung Machinery & Engineering Co., Ltd.              11,720     23,004
    Daelim Industrial Co., Ltd.                              9,215    751,925
    Daesang Corp.                                            4,680    185,130
    Daesang Holdings Co., Ltd.                               2,390     29,507
    Daewon San Up Co., Ltd.                                  3,198     28,781
#*  Daewoo Engineering & Construction Co., Ltd.             32,550    270,024
#*  Daewoo Securities Co., Ltd.                             56,981    468,162
#   Daewoo Shipbuilding & Marine Engineering Co., Ltd.      25,161    730,242
    Daishin Securities Co., Ltd.                            13,460    121,801
    Daou Technology, Inc.                                   11,340    158,586
*   Dasan Networks, Inc.                                     3,142     18,857
    Daum Communications Corp.                                2,449    177,759
#   Dayou Automotive Seat Technology Co., Ltd.              27,800     42,748
    DGB Financial Group, Inc.                               52,330    793,879
#*  Digitech Systems Co., Ltd.                               3,126      6,414
*   DIO Corp.                                                4,669     37,045
*   Dong Yang Gang Chul Co., Ltd.                            5,950     13,251
    Dong-Ah Geological Engineering Co., Ltd.                 1,200      9,848
    Dong-Il Corp.                                               87      6,326
    Dongaone Co., Ltd.                                       8,260     22,776
*   Dongbu HiTek Co., Ltd.                                   7,420     50,084
    Dongbu Insurance Co., Ltd.                              10,943    604,806
    Dongbu Securities Co., Ltd.                             13,140     47,155
#*  Dongbu Steel Co., Ltd.                                   6,874     20,711
    Dongjin Semichem Co., Ltd.                               7,060     26,576
*   Dongkook Industrial Co., Ltd.                           12,380     38,453
#   Dongkuk Steel Mill Co., Ltd.                            16,500    158,720
    DONGKUK STRUCTURES & CONSTRUCTION Co., Ltd.              5,059     27,345
    Dongsung Holdings Co., Ltd.                              3,940     22,278
    Dongwon F&B Co., Ltd.                                      484     94,450
    Dongwon Industries Co., Ltd.                               318     99,901
    Dongyang E&P, Inc.                                       1,531     29,622
    Dongyang Mechatronics Corp.                              7,130     68,783
    Doosan Corp.                                               768     98,993
#*  Doosan Engine Co., Ltd.                                  8,950     75,295
#*  Doosan Engineering & Construction Co., Ltd.              1,599     23,199
    Doosan Heavy Industries & Construction Co., Ltd.        15,725    531,524
*   Doosan Infracore Co., Ltd.                              38,780    468,932
#*  Dragonfly GF Co., Ltd.                                   2,130     12,270
*   Duksan Hi-Metal Co., Ltd.                                2,788     51,832
    DuzonBIzon Co., Ltd.                                     4,340     51,375
    e-LITECOM Co., Ltd.                                      2,965     53,929
    E-Mart Co., Ltd.                                         5,887  1,346,158
    E1 Corp.                                                   559     38,020
    Eagon Industries Co., Ltd.                               3,370     57,880
#   Easy Bio, Inc.                                          12,774     70,307
*   Ecopro Co., Ltd.                                         3,593     26,800
#*  ELK Corp.                                                9,669     60,834
*   EMKOREA Co., Ltd.                                        5,967     39,167
    ENF Technology Co., Ltd.                                 2,690     23,956

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
SOUTH KOREA -- (Continued)
    Eo Technics Co., Ltd.                                    1,794 $  120,083
    Eugene Corp.                                             9,086     33,616
*   Eugene Investment & Securities Co., Ltd.                 8,900     22,645
    Eugene Technology Co., Ltd.                              2,235     48,358
    Fila Korea, Ltd.                                         2,627    228,743
#*  Finetex EnE, Inc.                                        7,780     18,648
#*  Flexcom, Inc.                                            1,401     15,304
#*  Foosung Co., Ltd.                                        8,920     29,233
    Fursys, Inc.                                             1,797     49,965
*   Gamevil, Inc.                                            1,073     72,814
    Gaon Cable Co., Ltd.                                       930     27,483
#*  GemVax & Kael Co., Ltd.                                  4,391     81,591
#*  Genic Co., Ltd.                                          1,895     34,102
    GIIR, Inc.                                               2,100     16,347
    Global & Yuasa Battery Co., Ltd.                         1,530     73,471
*   GNCO Co., Ltd.                                          10,287     13,174
    Golfzon Co., Ltd.                                        5,120     93,382
#*  GS Engineering & Construction Corp.                     14,766    520,978
    GS Global Corp.                                          7,260     67,772
    GS Holdings                                             17,242    804,581
    GS Home Shopping, Inc.                                     334     75,551
    GS retail Co., Ltd.                                      5,620    156,524
    Gwangju Shinsegae Co., Ltd.                                188     43,292
    Haesung Industrial Co., Ltd.                               574     33,213
*   Halla Corp.                                              4,540     31,843
#   Halla Visteon Climate Control Corp.                      5,430    227,205
    Han Kuk Carbon Co., Ltd.                                 9,150     65,622
    Hana Financial Group, Inc.                              77,845  2,746,831
#*  Hana Micron, Inc.                                        3,605     21,089
    Hana Tour Service, Inc.                                  1,460     93,683
    Handsome Co., Ltd.                                       4,990    126,338
    Hanil Cement Co., Ltd.                                   1,489    171,933
    Hanil E-Hwa Co., Ltd.                                    5,980    122,354
#*  Hanjin Heavy Industries & Construction Co., Ltd.        18,065    213,383
    Hanjin Heavy Industries & Construction Holdings Co.,
      Ltd.                                                   6,254     63,619
*   Hanjin Kal Corp.                                         4,420     94,908
#*  Hanjin Shipping Co., Ltd.                               36,280    212,706
*   Hanjin Shipping Holdings Co., Ltd.                       3,216     20,893
    Hanjin Transportation Co., Ltd.                          2,540     62,451
    Hankook Shell Oil Co., Ltd.                                168     76,154
    Hankook Tire Co., Ltd.                                   8,969    520,362
    Hankook Tire Worldwide Co., Ltd.                         2,050     41,583
*   Hankuk Glass Industries, Inc.                            1,820     35,708
    Hankuk Paper Manufacturing Co., Ltd.                       770     18,978
    Hanmi Semiconductor Co., Ltd.                            7,550    109,138
    Hansae Co., Ltd.                                         1,860     38,679
    Hansae Yes24 Holdings Co., Ltd.                          6,460     43,849
#   Hansol Chemical Co., Ltd.                                2,570     73,942
    Hansol CSN Co., Ltd.                                    18,940     54,054
#*  Hansol HomeDeco Co., Ltd.                               40,610     92,258
    Hansol Paper Co.                                        15,680    172,703
*   Hansol Technics Co., Ltd.                                3,821     81,375

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
SOUTH KOREA -- (Continued)
    Hanssem Co., Ltd.                                        2,170 $  177,542
#   Hanwha Chemical Corp.                                   30,286    536,718
    Hanwha Corp.                                            15,494    451,635
*   Hanwha General Insurance Co., Ltd.                       8,767     43,313
*   Hanwha Investment & Securities Co., Ltd.                21,144     76,496
#   Hanwha Life Insurance Co., Ltd.                         68,260    444,901
    Hanyang Securities Co., Ltd.                             1,030      6,860
    Heung-A Shipping Co., Ltd.                              25,938     34,364
    HMC Investment Securities Co., Ltd.                      7,873     83,234
#   Hotel Shilla Co., Ltd.                                   6,980    587,795
    Huchems Fine Chemical Corp.                              4,764    100,574
    Humax Co., Ltd.                                          5,231     63,426
    Husteel Co., Ltd.                                        1,240     24,405
    Huvis Corp.                                              4,180     46,632
    Huvitz Co., Ltd.                                           738      8,926
    Hwa Shin Co., Ltd.                                       4,870     57,146
    Hy-Lok Corp.                                             2,027     59,070
    Hyosung Corp.                                            8,777    627,056
*   Hyundai BNG Steel Co., Ltd.                              2,940     61,756
    Hyundai Corp.                                            3,870    118,183
    Hyundai Department Store Co., Ltd.                       4,248    547,790
    Hyundai Development Co.                                 20,312    582,356
*   Hyundai Elevator Co., Ltd.                               2,217     85,820
    Hyundai Engineering & Construction Co., Ltd.            17,565    950,966
    Hyundai Engineering Plastics Co., Ltd.                   3,250     23,351
    Hyundai Glovis Co., Ltd.                                 1,385    326,685
    Hyundai Greenfood Co., Ltd.                             14,190    238,617
    Hyundai Heavy Industries Co., Ltd.                       6,990  1,314,219
    Hyundai Home Shopping Network Corp.                        571     85,754
    Hyundai Hy Communications & Networks Co., Ltd.          12,240     61,257
    Hyundai Livart Co., Ltd.                                 4,340     74,488
    Hyundai Marine & Fire Insurance Co., Ltd.               17,580    515,788
#*  Hyundai Merchant Marine Co., Ltd.                        8,126     81,714
    Hyundai Mobis                                            9,612  2,745,990
*   Hyundai Securities Co., Ltd.                            43,302    291,945
    Hyundai Steel Co.                                       15,387  1,008,223
    Hyundai Wia Corp.                                        2,605    429,514
*   Hyunjin Materials Co., Ltd.                              3,137     17,215
    HyVision System, Inc.                                    3,582     34,642
*   ICD Co., Ltd.                                            2,226     24,741
    Iljin Electric Co., Ltd.                                 5,910     48,188
#*  Iljin Materials Co., Ltd.                                5,710     61,682
    Ilshin Spinning Co., Ltd.                                  409     53,310
*   IM Co., Ltd.                                             5,419     21,429
    iMarketKorea, Inc.                                       4,690    141,975
    Industrial Bank of Korea                                44,560    548,858
#*  Infinitt Healthcare Co., Ltd.                            5,114     39,263
#*  Infopia Co., Ltd.                                        2,026     26,819
#*  Infraware, Inc.                                          5,651     49,670
#*  InkTec Co., Ltd.                                         2,097     41,943
*   InnoWireless, Inc.                                       1,034     13,520
*   Innox Corp.                                              2,074     46,680

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
SOUTH KOREA -- (Continued)
    Intelligent Digital Integrated Securities Co., Ltd.      2,551 $   47,052
*   Interflex Co., Ltd.                                      2,561     53,435
    Interpark Corp.                                         10,479    117,619
    INTOPS Co., Ltd.                                         1,868     43,829
    Inzi Controls Co., Ltd.                                  2,210     12,258
    INZI Display Co., Ltd.                                   5,255      9,431
#*  IS Dongseo Co., Ltd.                                     2,725     61,765
    ISU Chemical Co., Ltd.                                   5,540     75,078
    IsuPetasys Co., Ltd.                                     6,490     35,996
    Jahwa Electronics Co., Ltd.                              3,470     62,199
    JB Financial Group Co., Ltd.                            28,855    212,824
*   Jcontentree Corp.                                        3,451     13,326
    Jinsung T.E.C.                                           1,807     12,061
*   Joymax Co., Ltd.                                         1,748     59,346
*   Jusung Engineering Co., Ltd.                             8,036     41,680
*   JVM Co., Ltd.                                            1,013     53,461
    KB Capital Co., Ltd.                                     3,307     65,816
    KB Financial Group, Inc.                                22,120    756,698
    KB Financial Group, Inc. ADR                            48,292  1,657,864
    KC Cottrell Co., Ltd.                                    2,610     21,681
#   KC Green Holdings Co., Ltd.                              5,270     41,196
    KC Tech Co., Ltd.                                       13,940    106,872
#   KCP Co., Ltd.                                            4,411     52,735
*   KEC Corp.                                                5,232      4,260
    KEPCO Engineering & Construction Co., Inc.               2,109    125,751
    KEPCO Plant Service & Engineering Co., Ltd.              1,694    110,063
    Keyang Electric Machinery Co., Ltd.                      8,060     31,108
    KG Chemical Corp.                                        2,680     50,400
    Kginicis Co., Ltd.                                       2,590     39,619
    KGMobilians Co., Ltd.                                    4,423     68,551
#   KH Vatec Co., Ltd.                                       3,521     65,817
    KISCO Corp.                                              1,168     31,726
    KISCO Holdings Co., Ltd.                                    41      1,828
    KISWIRE, Ltd.                                            2,396     86,157
#   KIWOOM Securities Co., Ltd.                              4,537    223,315
*   KMH Co., Ltd.                                            2,326     20,234
*   KMW Co., Ltd.                                            1,483     25,308
#   Koentec Co., Ltd.                                       13,257     48,466
    Koh Young Technology, Inc.                               2,811     67,041
    Kolao Holdings                                           6,230    155,176
    Kolon Corp.                                              3,520     73,846
#*  Kolon Global Corp.                                      15,080     37,580
    Kolon Industries, Inc.                                   6,055    401,774
#   KONA I Co., Ltd.                                         2,745    102,528
    Kook Je Electric Korea Co., Ltd.                         1,049     18,057
    Korea Circuit Co., Ltd.                                  2,750     34,149
    Korea District Heating Corp.                               940     65,785
    Korea Electric Power Corp.                              15,780    603,345
*   Korea Electric Power Corp. Sponsored ADR                26,350    504,339
    Korea Electric Terminal Co., Ltd.                        1,920     80,999
*   Korea Gas Corp.                                          6,294    376,926
    Korea Investment Holdings Co., Ltd.                     13,080    480,430

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
SOUTH KOREA -- (Continued)
    Korea Kolmar Co., Ltd.                                    2,301 $   75,841
    Korea Kolmar Holdings Co., Ltd.                           1,107     19,562
    Korea Petrochemical Ind Co., Ltd.                         1,671    100,930
    Korea Zinc Co., Ltd.                                      2,079    685,080
*   Korean Air Lines Co., Ltd.                               10,527    338,489
    Korean Reinsurance Co.                                   34,814    344,081
#   Kortek Corp.                                              2,014     30,107
    KPF                                                       2,698     15,514
    KPX Chemical Co., Ltd.                                      618     38,337
    KT Corp.                                                  2,060     65,661
    KT Corp. Sponsored ADR                                   10,724    170,619
    KT Skylife Co., Ltd.                                      4,200     98,345
*   KTB Investment & Securities Co., Ltd.                    13,480     33,627
    Kukdo Chemical Co., Ltd.                                  1,317     64,777
    Kumho Electric Co., Ltd.                                  1,900     44,896
#*  Kumho Industrial Co., Ltd.                                1,984     22,792
#   Kumho Petro chemical Co., Ltd.                            2,814    238,611
*   Kumho Tire Co., Inc.                                     14,819    186,826
    Kunsul Chemical Industrial Co., Ltd.                        950     40,464
#*  Kwang Myung Electric Engineering Co., Ltd.               10,100     21,990
*   Kyobo Securities Co.                                      6,840     45,707
    Kyung Dong Navien Co., Ltd.                               1,630     39,236
    Kyung-In Synthetic Corp.                                  3,940     19,892
#   Kyungbang, Ltd.                                             283     36,506
    Kyungchang Industrial Co., Ltd.                           1,876     21,008
    KyungDong City Gas Co., Ltd.                                712     80,607
#*  LB Semicon, Inc.                                         16,693     33,966
    LEENO Industrial, Inc.                                    3,057     88,182
    LF Corp.                                                  6,894    179,241
    LG Chem, Ltd.                                             5,182  1,322,750
*   LG Display Co., Ltd.                                     12,180    324,398
*   LG Display Co., Ltd. ADR                                105,996  1,410,807
    LG Hausys, Ltd.                                           1,879    331,720
    LG Household & Health Care, Ltd.                          1,019    466,597
#*  LG Innotek Co., Ltd.                                      3,681    407,373
    LG International Corp.                                   11,771    348,769
    LG Uplus Corp.                                           60,510    595,953
    LIG Insurance Co., Ltd.                                  14,000    410,404
    LMS Co., Ltd.                                               595     12,764
    Lock & Lock Co., Ltd.                                     6,250     94,881
#*  Logistics Energy Korea Co., Ltd.                         15,590     33,184
    Lotte Chemical Corp.                                      4,678    740,538
    Lotte Confectionery Co., Ltd.                               235    402,921
    Lotte Food Co., Ltd.                                        218    163,459
#   LOTTE Himart Co., Ltd.                                    2,444    171,827
*   Lotte Non-Life Insurance Co., Ltd.                        9,821     36,131
    Lotte Shopping Co., Ltd.                                  3,081    955,496
    LS Corp.                                                  6,169    483,878
*   Lumens Co., Ltd.                                         10,144    136,447
    Macquarie Korea Infrastructure Fund                      90,272    559,034
#*  Macrogen, Inc.                                            1,740     71,060
    Maeil Dairy Industry Co., Ltd.                            2,492     94,338

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
SOUTH KOREA -- (Continued)
    Mando Corp.                                              3,243 $  390,126
#*  Medifron DBT Co., Ltd.                                   5,097     14,908
    MegaStudy Co., Ltd.                                      1,890    127,781
#*  Melfas, Inc.                                             4,370     39,704
    Meritz Financial Group, Inc.                             7,690     55,317
    Meritz Fire & Marine Insurance Co., Ltd.                16,911    210,582
    Meritz Securities Co., Ltd.                             56,485    124,218
    Mirae Asset Securities Co., Ltd.                        10,445    429,157
*   Miwon Specialty Chemical Co., Ltd.                          84     25,798
    MK Electron Co., Ltd.                                   12,447     65,809
*   MNTech Co., Ltd.                                         4,699     30,971
    Modetour Network, Inc.                                   2,902     64,689
    Moorim P&P Co., Ltd.                                    17,550     84,801
    Motonic Corp.                                            2,770     32,212
#   Namhae Chemical Corp.                                    7,650     72,015
    Naver Corp.                                              2,596  1,869,423
#   NCSoft Corp.                                             2,473    492,075
*   Neowiz Games Corp.                                       6,687    106,081
#*  NEPES Corp.                                              8,540     78,015
    Nexen Corp.                                              1,633    121,865
    Nexen Tire Corp.                                         7,100     97,439
#*  Nexolon Co., Ltd.                                       33,430     34,349
*   Nexon GT Co., Ltd.                                       5,925     46,849
    NH Investment & Securities Co., Ltd.                     6,661     43,240
#*  NHN Entertainment Corp.                                  1,154     94,402
    NICE Holdings Co., Ltd.                                  4,040     54,651
    NICE Information Service Co., Ltd.                       7,096     24,764
*   NK Co., Ltd.                                             2,980     11,789
    Nong Shim Holdings Co., Ltd.                               548     53,569
    NongShim Co., Ltd.                                         950    282,777
#*  OCI Co., Ltd.                                            2,870    504,321
#   OCI Materials Co., Ltd.                                  4,511    154,826
#*  OPTRON-TEC, Inc.                                         5,461     40,250
    Orion Corp.                                                596    455,365
*   Osstem Implant Co., Ltd.                                 3,092     77,007
    Ottogi Corp.                                               388    153,922
*   Paik Kwang Industrial Co., Ltd.                          2,509      6,261
#*  Pan Ocean Co., Ltd.                                      1,878      6,265
    Pan-Pacific Co., Ltd.                                    5,510     18,928
    Partron Co., Ltd.                                       10,477    142,249
    Poongsan Corp.                                           8,280    204,352
    Poongsan Holdings Corp.                                    510     15,404
    Posco M-Tech Co., Ltd.                                   3,488     15,268
*   Posco Plantec Co., Ltd.                                  3,235     12,799
*   Power Logics Co., Ltd.                                   4,300     18,995
    Pyeong Hwa Automotive Co., Ltd.                          4,793     97,880
#*  Redrover Co., Ltd.                                       7,376     50,277
    RFsemi Technologies, Inc.                                3,027     27,136
    S&T Holdings Co., Ltd.                                   1,330     19,482
    S&T Motiv Co., Ltd.                                      3,710    100,218
    S-1 Corp.                                                2,301    175,021
    S-Energy Co., Ltd.                                       1,324     14,725

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
SOUTH KOREA -- (Continued)
    S-MAC Co., Ltd.                                          2,843 $    24,187
    S-Oil Corp.                                              9,871     577,681
*   Sajo Industries Co., Ltd.                                  435      14,744
    Sam Yung Trading Co., Ltd.                               3,790      72,030
    Samchully Co., Ltd.                                        888     133,392
    SAMHWA Paints Industrial Co., Ltd.                       3,040      45,324
    Samick Musical Instruments Co., Ltd.                     9,290      25,673
    Samick THK Co., Ltd.                                     4,280      32,517
#   Samkwang Glass                                           1,314      62,292
    Samlip General Foods Co., Ltd.                           1,060      76,375
    Samsung Card Co., Ltd.                                   2,913     105,807
#   Samsung Electro-Mechanics Co., Ltd.                     15,118     971,654
    Samsung Electronics Co., Ltd.                            9,941  12,962,667
    Samsung Electronics Co., Ltd. GDR                       16,921  10,923,579
#*  Samsung Engineering Co., Ltd.                            4,501     337,875
    Samsung Fine Chemicals Co., Ltd.                         6,763     270,166
    Samsung Fire & Marine Insurance Co., Ltd.                7,800   1,852,740
    Samsung Heavy Industries Co., Ltd.                      35,060     960,379
    Samsung Life Insurance Co., Ltd.                         9,661     899,152
    Samsung SDI Co., Ltd.                                    9,548   1,402,090
#   Samsung Securities Co., Ltd.                            18,656     712,939
*   SAMT Co., Ltd.                                           7,876      15,624
    Samyang Foods Co., Ltd.                                  1,700      52,573
    Samyang Holdings Corp.                                   1,286      89,687
*   Samyoung Chemical Co., Ltd.                              6,670      14,782
*   Sangbo Corp.                                             3,833      44,778
    SBS Contents Hub Co., Ltd.                               3,097      56,077
    SBS Media Holdings Co., Ltd.                            11,740      49,796
*   SBW                                                     23,330      15,216
    Seah Besteel Corp.                                       4,538     122,596
    SeAH Holdings Corp.                                        247      26,004
    SeAH Steel Corp.                                         1,225     145,978
    Sebang Co., Ltd.                                         3,040      52,677
    Sejong Industrial Co., Ltd.                              3,320      55,781
    Sempio Foods Co.                                           710      18,121
#*  Seobu T&D                                                3,680      70,125
#*  Seohee Construction Co., Ltd.                           48,053      28,122
    Seoul Semiconductor Co., Ltd.                            5,363     215,873
    SEOWONINTECH Co., Ltd.                                   1,164      17,528
*   Sewon Cellontech Co., Ltd.                               9,450      25,736
#   SEWOONMEDICAL Co., Ltd.                                 10,144      54,345
    SFA Engineering Corp.                                    2,564     110,850
#*  SG Corp.                                                77,870      46,273
#   SH Energy & Chemical Co., Ltd.                          56,460      45,844
#*  Shine Co., Ltd.                                          1,528      14,788
    Shinhan Financial Group Co., Ltd.                       41,510   1,811,845
    Shinhan Financial Group Co., Ltd. ADR                   27,601   1,203,404
    Shinsegae Co., Ltd.                                      2,555     554,715
    Shinsegae Information & Communication Co., Ltd.            372      27,464
#   Shinsegae International Co., Ltd.                          935      67,109
#*  Shinsung Solar Energy Co., Ltd.                         31,936      45,978
*   Signetics Corp.                                         12,318      24,987

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
SOUTH KOREA -- (Continued)
*   SIGONG TECH Co., Ltd.                                    6,507 $   20,344
    Silicon Works Co., Ltd.                                  3,521     78,623
    Silla Co., Ltd.                                          3,715     89,361
*   Simm Tech Co., Ltd.                                      8,465     48,953
    SIMPAC, Inc.                                             8,170     57,769
    SJM Co., Ltd.                                            3,600     36,468
*   SK Broadband Co., Ltd.                                  48,635    201,719
    SK C&C Co., Ltd.                                         2,409    330,676
    SK Chemicals Co., Ltd.                                   5,244    305,844
#*  SK Communications Co., Ltd.                              4,426     32,062
    SK Gas, Ltd.                                             1,667    153,162
    SK Holdings Co., Ltd.                                    7,235  1,283,346
*   SK Hynix, Inc.                                          52,400  2,043,257
    SK Innovation Co., Ltd.                                 16,616  1,903,518
*   SK Networks Co., Ltd.                                   46,730    430,833
*   SK Securities Co., Ltd.                                 86,150     61,730
    SK Telecom Co., Ltd.                                       915    189,455
#   SK Telecom Co., Ltd. ADR                                 6,201    143,181
    SKC Co., Ltd.                                            7,148    237,016
    SL Corp.                                                 4,230     72,951
#*  SM Culture & Contents Co., Ltd.                         16,971     70,969
*   SM Entertainment Co.                                     2,423    114,777
    Songwon Industrial Co., Ltd.                             6,210     61,134
    Soulbrain Co., Ltd.                                      1,669     66,651
*   Ssangyong Cement Industrial Co., Ltd.                    8,500     77,776
*   Steel Flower Co., Ltd.                                   2,781     13,121
#*  STS Semiconductor & Telecommunications                   7,313     16,719
#*  STX Corp. Co., Ltd.                                     10,486     12,787
#*  STX Engine Co., Ltd.                                     9,310     31,625
    Suheung Co., Ltd.                                        2,170     80,499
    Sun Kwang Co., Ltd.                                        868     15,394
    Sung Kwang Bend Co., Ltd.                                3,513     82,388
*   Sungchang Enterprise Holdings, Ltd.                      1,980     39,196
*   Sungshin Cement Co., Ltd.                                5,300     58,625
    Sungwoo Hitech Co., Ltd.                                 8,250    133,262
    Sunjin Co., Ltd.                                           860     25,455
*   Suprema, Inc.                                            2,939     72,925
*   Synopex, Inc.                                           28,253     50,494
    Taekwang Industrial Co., Ltd.                              139    179,115
*   Taewoong Co., Ltd.                                       3,162     76,434
*   Taeyoung Engineering & Construction Co., Ltd.           11,590     72,522
#*  Taihan Electric Wire Co., Ltd.                          28,582     58,663
    Tailim Packaging Industrial Co., Ltd.                   15,780     30,536
#*  TK Chemical Corp.                                       11,625     25,551
    Tongyang Life Insurance                                 14,620    142,325
*   Top Engineering Co., Ltd.                                2,531     10,968
    Toptec Co., Ltd.                                         2,868     37,165
*   Toray Chemical Korea, Inc.                               7,709    108,244
    Tovis Co., Ltd.                                          2,828     22,449
    TS Corp.                                                   730     22,301
    Ubiquoss, Inc.                                           4,502     36,226
*   Ubivelox, Inc.                                           1,255     20,190

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                           ------- ------------
SOUTH KOREA -- (Continued)
    Uju Electronics Co., Ltd.                                1,329 $     23,607
    Unid Co., Ltd.                                           1,340       86,393
*   Uniquest Corp.                                           1,110       15,013
#*  Unison Co., Ltd.                                         4,587        9,114
    Value Added Technologies Co., Ltd.                       1,002       16,039
    Vieworks Co., Ltd.                                       3,242       82,074
#   Visang Education, Inc.                                   4,557       46,977
*   Webzen, Inc.                                             5,851       38,831
#*  WeMade Entertainment Co., Ltd.                           1,116       48,653
#*  WillBes & Co. (The)                                     17,650       19,693
*   WiSoL Co., Ltd.                                          5,552       72,212
    Woojeon & Handan Co., Ltd.                               2,128       13,273
*   Woongjin Energy Co., Ltd.                               14,020       31,724
*   Woongjin Thinkbig Co., Ltd.                              6,512       50,825
    Wooree ETI Co., Ltd.                                     7,385       20,198
*   Woori Finance Holdings Co., Ltd.                        90,900      997,173
#*  Woori Finance Holdings Co., Ltd. ADR                     3,612      119,214
    Woori Investment & Securities Co., Ltd.                 51,568      436,749
    Y G-1 Co., Ltd.                                          5,966       66,565
    YESCO Co., Ltd.                                            510       18,705
    YG Entertainment, Inc.                                   1,020       61,111
    Yoosung Enterprise Co., Ltd.                             4,210       19,804
    Youlchon Chemical Co., Ltd.                              3,560       48,699
#   Young Heung Iron & Steel Co., Ltd.                      13,310       28,716
    Young Poong Corp.                                          154      177,370
    Young Poong Precision Corp.                              2,175       20,470
    Youngone Corp.                                           4,214      172,241
    Youngone Holdings Co., Ltd.                              1,427      101,721
                                                                   ------------
TOTAL SOUTH KOREA                                                   116,127,685
                                                                   ------------
TAIWAN -- (13.8%)
#   A-DATA Technology Co., Ltd.                             62,000      148,095
    Ability Enterprise Co., Ltd.                           116,892       73,761
    AcBel Polytech, Inc.                                    87,685      115,217
    Accton Technology Corp.                                199,858      119,026
#*  Acer, Inc.                                             820,270      507,252
    ACES Electronic Co., Ltd.                               27,000       31,206
    ACHEM Technology Corp.                                  61,526       44,541
    Acter Co., Ltd.                                         13,000       50,004
*   Action Electronics Co., Ltd.                            45,408        9,063
    Actron Technology Corp.                                 13,000       55,029
#   Adlink Technology, Inc.                                 23,805       43,903
    Advanced Ceramic X Corp.                                12,000       59,379
    Advanced International Multitech Co., Ltd.              42,000       43,022
    Advanced Semiconductor Engineering, Inc.               292,774      340,924
#   Advanced Semiconductor Engineering, Inc. ADR           193,232    1,142,001
    Advancetek Enterprise Co., Ltd.                         29,580       32,325
    Advantech Co., Ltd.                                     42,345      274,263
*   AGV Products Corp.                                     232,914       73,432
#   AimCore Technology Co., Ltd.                            25,846       28,206
    Airtac International Group                              19,000      204,355
    Alcor Micro Corp.                                       17,000       23,177

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
TAIWAN -- (Continued)
    ALI Corp.                                                102,000 $  106,030
    Alpha Networks, Inc.                                     110,000     87,265
    Altek Corp.                                              168,182    169,839
    AMPOC Far-East Co., Ltd.                                  31,000     26,258
    AmTRAN Technology Co., Ltd.                              286,907    198,685
    Anpec Electronics Corp.                                   47,000     38,327
    Apacer Technology, Inc.                                   47,846     47,402
    APCB, Inc.                                                39,000     26,737
    Apex Biotechnology Corp.                                  24,477     52,897
#   Apex International Co., Ltd.                              41,000     53,959
    Apex Medical Corp.                                        21,000     24,456
    Apex Science & Engineering                                22,000     13,565
    Arcadyan Technology Corp.                                  4,445      6,978
    Ardentec Corp.                                           123,220    104,724
*   Arima Communications Corp.                               106,087     62,609
    Asia Cement Corp.                                        430,389    566,218
*   Asia Optical Co., Inc.                                    96,000     95,818
#   Asia Plastic Recycling Holding, Ltd.                      22,800     48,362
    Asia Polymer Corp.                                       147,200    114,141
    Asia Vital Components Co., Ltd.                           76,278     48,804
    ASROCK, Inc.                                               8,000     30,487
    Asustek Computer, Inc.                                   138,996  1,437,084
    Aten International Co., Ltd.                              23,000     72,458
*   AU Optronics Corp.                                     1,237,000    470,266
*   AU Optronics Corp. Sponsored ADR                         123,555    464,567
    Audix Corp.                                               23,000     22,213
    Aurora Corp.                                              19,693     36,338
    AV Tech Corp.                                             10,000     27,030
    Avermedia Technologies                                    55,690     22,969
*   Avision, Inc.                                             64,693     21,921
    AVY Precision Technology, Inc.                            10,000     15,149
    Awea Mechantronic Co., Ltd.                               12,600     22,970
    Bank of Kaohsiung                                        131,704     41,499
*   BenQ Materials Corp.                                      49,000     60,171
#   BES Engineering Corp.                                    502,000    131,868
    Bin Chuan Enterprise Co., Ltd.                            15,641     11,272
    Biostar Microtech International Corp.                     73,000     29,766
    Bizlink Holding, Inc.                                      2,000     10,538
    Boardtek Electronics Corp.                                44,000     49,517
*   Bright Led Electronics Corp.                              23,100     12,056
    C Sun Manufacturing, Ltd.                                 29,000     27,681
    Capella Microsystems Taiwan, Inc.                         19,773     75,588
    Capital Securities Corp.                                 590,731    202,617
    Career Technology MFG. Co., Ltd.                          92,000    129,895
    Carnival Industrial Corp.                                 65,000     17,376
#   Catcher Technology Co., Ltd.                             117,509    992,196
    Cathay Financial Holding Co., Ltd.                     1,186,834  1,678,165
    Cathay Real Estate Development Co., Ltd.                 316,000    183,368
    ChainQui Construction Development Co., Ltd.               22,000     18,459
*   Champion Building Materials Co., Ltd.                     99,000     35,116
    Chang Hwa Commercial Bank                              1,205,410    700,802
    Chang Wah Electromaterials, Inc.                          11,249     29,529

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
TAIWAN -- (Continued)
    Charoen Pokphand Enterprise                               72,000 $   63,651
    Chaun-Choung Technology Corp.                             18,000     47,880
#   CHC Resources Corp.                                       12,618     29,385
    Chen Full International Co., Ltd.                          7,000      7,130
    Chenbro Micom Co., Ltd.                                   10,000     15,369
    Cheng Loong Corp.                                        337,480    146,537
    Cheng Shin Rubber Industry Co., Ltd.                     225,808    648,563
    Cheng Uei Precision Industry Co., Ltd.                   116,159    233,808
#*  Chenming Mold Industry Corp.                              41,000     50,871
    Chia Chang Co., Ltd.                                      39,000     46,283
    Chicony Electronics Co., Ltd.                             95,222    247,971
    Chien Kuo Construction Co., Ltd.                         138,675     62,778
    Chilisin Electronics Corp.                                30,360     23,330
    Chime Ball Technology Co., Ltd.                            9,000     26,721
    Chimei Materials Technology Corp.                         51,000     59,399
    Chin-Poon Industrial Co., Ltd.                           134,113    251,731
*   China Airlines, Ltd.                                     930,062    311,279
    China Development Financial Holding Corp.              3,382,087    970,013
    China Ecotek Corp.                                        10,000     25,163
    China Electric Manufacturing Corp.                       103,000     43,379
    China General Plastics Corp.                             164,300     83,074
    China Glaze Co., Ltd.                                     25,000     12,770
    China Life Insurance Co., Ltd.                           700,746    613,907
#   China Metal Products                                     101,167    116,693
    China Petrochemical Development Corp.                    679,092    267,759
    China Steel Chemical Corp.                                26,227    151,325
#   China Steel Corp.                                      1,790,942  1,504,948
    China Steel Structure Co., Ltd.                           36,000     39,705
    China Synthetic Rubber Corp.                             186,735    178,748
*   China Wire & Cable Co., Ltd.                              27,000     10,650
    Chinese Maritime Transport, Ltd.                          33,000     38,891
    Chipbond Technology Corp.                                159,000    272,327
#   Chong Hong Construction Co.                               35,888     99,134
#   Chroma ATE, Inc.                                          69,466    179,186
*   Chun YU Works & Co., Ltd.                                 60,000     25,304
    Chun Yuan Steel                                          114,999     48,214
    Chung Hsin Electric & Machinery Manufacturing Corp.      141,000     94,942
*   Chung Hung Steel Corp.                                   244,889     63,204
*   Chung Hwa Pulp Corp.                                     228,680     68,366
    Chunghwa Telecom Co., Ltd.                                75,800    237,030
#   Chunghwa Telecom Co., Ltd. ADR                            34,215  1,074,009
#*  Chyang Sheng Dyeing & Finishing Co., Ltd.                 53,000     25,660
    Cleanaway Co., Ltd.                                        9,000     50,900
    Clevo Co.                                                107,869    198,841
#*  CMC Magnetics Corp.                                      970,000    149,583
    CoAsia Microelectronics Corp.                             63,000     31,387
    Collins Co., Ltd.                                         47,770     17,807
    Compal Electronics, Inc.                               1,291,086    921,101
    Compeq Manufacturing Co., Ltd.                           378,000    247,870
*   Concord Securities Corp.                                  74,000     19,106
    Continental Holdings Corp.                               125,000     47,439
    Coretronic Corp.                                         212,000    253,173

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
TAIWAN -- (Continued)
*   Cosmo Electronics Corp.                                   11,000 $   13,662
*   Cosmos Bank Taiwan                                       102,460     50,545
    Coxon Precise Industrial Co., Ltd.                        35,000     59,253
#*  Crystalwise Technology, Inc.                              59,115     59,436
    CSBC Corp. Taiwan                                        168,440    102,251
#   CTBC Financial Holding Co., Ltd.                       2,599,268  1,546,485
    CTCI Corp.                                               119,555    190,931
    CviLux Corp.                                              39,329     54,156
    Cyberlink Corp.                                           23,356     71,763
    CyberPower Systems, Inc.                                   9,000     22,528
#   CyberTAN Technology, Inc.                                 89,576     87,374
#   D-Link Corp.                                             257,329    168,610
    DA CIN Construction Co., Ltd.                             41,000     38,169
*   Da-Li Construction Co., Ltd.                              20,544     22,890
    Dafeng TV, Ltd.                                            9,130     15,651
    Darfon Electronics Corp.                                  75,000     52,190
    Daxin Materials Corp.                                      9,000     16,108
    Delpha Construction Co., Ltd.                             60,639     33,810
    Delta Electronics, Inc.                                  177,521  1,089,921
    Depo Auto Parts Ind Co., Ltd.                             30,000    120,843
    DFI, Inc.                                                 46,460     57,931
    Dimerco Express Corp.                                     34,000     20,516
#   DYNACOLOR, Inc.                                           16,000     41,669
*   Dynamic Electronics Co., Ltd.                            146,006     54,819
    Dynapack International Technology Corp.                   38,000     99,144
#*  E Ink Holdings, Inc.                                     320,000    213,273
    E-Lead Electronic Co., Ltd.                                7,000     16,756
#   E-LIFE MALL Corp.                                         30,000     63,406
#*  E-Ton Solar Tech Co., Ltd.                                84,032     51,975
    E.Sun Financial Holding Co., Ltd.()                      119,887     12,903
    E.Sun Financial Holding Co., Ltd.(6433912)             1,316,105    796,059
*   Eastern Media International Corp.                        129,406     56,342
    Eclat Textile Co., Ltd.                                   26,439    289,881
    Edimax Technology Co., Ltd.                               49,044     23,690
    Edison Opto Corp.                                         22,000     26,202
    eGalax_eMPIA Technology, Inc.                             27,125     76,880
    Elan Microelectronics Corp.                               94,370    174,782
    Elite Advanced Laser Corp.                                22,000     82,602
    Elite Material Co., Ltd.                                  73,909     66,098
    Elite Semiconductor Memory Technology, Inc.               76,000    138,593
    Elitegroup Computer Systems Co., Ltd.                    181,525    134,533
    eMemory Technology, Inc.                                  23,000    162,436
    ENG Electric Co., Ltd.                                    53,000     43,183
    EnTie Commercial Bank                                    189,500     84,135
*   Episil Technologies, Inc.                                116,000     45,242
    Epistar Corp.                                            270,433    591,803
#   Eternal Chemical Co., Ltd.                               210,721    220,023
*   Etron Technology, Inc.                                   183,000     99,280
*   Eva Airways Corp.                                        467,533    237,161
*   Everest Textile Co., Ltd.                                 63,000     23,321
    Evergreen International Storage & Transport Corp.        184,000    112,926
*   Evergreen Marine Corp. Taiwan, Ltd.                      527,799    300,068

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
TAIWAN -- (Continued)
#   Everlight Electronics Co., Ltd.                          106,149 $  248,748
#*  Everspring Industry Co., Ltd.                             95,000    135,719
    Excelsior Medical Co., Ltd.                               44,800     83,653
    Far Eastern Department Stores, Ltd.                      269,971    251,493
    Far Eastern International Bank                           475,287    166,932
    Far Eastern New Century Corp.                            633,700    649,323
    Far EasTone Telecommunications Co., Ltd.                 263,000    568,655
    Faraday Technology Corp.                                 115,738    157,760
*   Farglory F T Z Investment Holding Co., Ltd.               24,000     18,663
    Farglory Land Development Co., Ltd.                       87,442    143,417
#   Federal Corp.                                            175,800    125,602
    Feedback Technology Corp.                                  7,000     12,776
    Feng Hsin Iron & Steel Co.                               110,550    185,355
    Feng TAY Enterprise Co., Ltd.                             65,559    181,535
*   First Copper Technology Co., Ltd.                         36,000     12,596
    First Financial Holding Co., Ltd.                      1,752,782  1,028,201
    First Hotel                                               62,684     39,774
#   First Insurance Co., Ltd.                                 93,606     58,360
    First Steamship Co., Ltd.                                109,595     63,965
#   FLEXium Interconnect, Inc.                                56,283    153,214
    Flytech Technology Co., Ltd.                              35,838    137,878
    Forhouse Corp.                                           140,000     56,921
    Formosa Advanced Technologies Co., Ltd.                   28,000     21,552
    Formosa Chemicals & Fibre Corp.                          463,378  1,122,104
*   Formosa Epitaxy, Inc.                                    146,000     83,861
    Formosa International Hotels Corp.                         7,814     91,897
    Formosa Optical Technology Co., Ltd.                       7,000     23,903
#   Formosa Petrochemical Corp.                              113,000    284,216
    Formosa Plastics Corp.                                   436,134  1,125,392
    Formosan Rubber Group, Inc.                              182,000    170,443
    Formosan Union Chemical                                   95,266     46,401
    Founding Construction & Development Co., Ltd.             61,149     38,117
#   Foxconn Technology Co., Ltd.                             203,132    505,438
    Foxlink Image Technology Co., Ltd.                        63,000     46,638
*   Froch Enterprise Co., Ltd.                                54,000     19,000
    FSP Technology, Inc.                                      57,349     61,608
    Fubon Financial Holding Co., Ltd.                        879,896  1,138,833
    Fullerton Technology Co., Ltd.                            15,000     13,527
*   Fulltech Fiber Glass Corp.                                61,544     25,319
    Fwusow Industry Co., Ltd.                                 30,887     15,559
    G Shank Enterprise Co., Ltd.                              46,000     34,652
#   G Tech Optoelectronics Corp.                              69,000     78,968
*   Gamania Digital Entertainment Co., Ltd.                   43,000     51,343
#   Gemtek Technology Corp.                                  107,574     97,237
#*  Genesis Photonics, Inc.                                  125,616     85,001
#   Genius Electronic Optical Co., Ltd.                       23,071     79,304
    GeoVision, Inc.                                            8,720     47,503
    Getac Technology Corp.                                   197,000    105,012
    Giant Manufacturing Co., Ltd.                             43,287    338,931
#*  Giantplus Technology Co., Ltd.                            57,000     24,370
    Giga Solar Materials Corp.                                 6,900    159,860
    Giga Solution Tech Co., Ltd.                              26,000     15,001

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
TAIWAN -- (Continued)
*   Gigastorage Corp.                                         75,213 $   91,392
#*  Gintech Energy Corp.                                     126,703    130,410
*   Global Brands Manufacture, Ltd.                          101,666     34,205
    Global Lighting Technologies, Inc.                        14,000     16,677
    Global Mixed Mode Technology, Inc.                        29,000     91,373
    Global Unichip Corp.                                      19,000     52,927
*   Globe Union Industrial Corp.                              53,552     35,401
    Gloria Material Technology Corp.                         166,950    135,426
*   Gold Circuit Electronics, Ltd.                           182,263     50,032
    Goldsun Development & Construction Co., Ltd.             490,730    173,259
    Good Will Instrument Co., Ltd.                             5,788      3,837
    Gourmet Master Co., Ltd.                                  12,000     97,276
    Grand Pacific Petrochemical                              346,000    220,303
    Grape King Bio, Ltd.                                      26,000    116,584
    Great China Metal Industry                                52,000     67,586
    Great Taipei Gas Co., Ltd.                                78,000     61,155
    Great Wall Enterprise Co., Ltd.                          122,834    127,262
#*  Green Energy Technology, Inc.                             90,537     75,316
*   GTM Corp.                                                 39,000     24,950
    Gudeng Precision Industrial Co., Ltd.                      4,000      7,203
    Hannstar Board Corp.                                      72,681     26,296
*   HannStar Display Corp.                                   914,500    317,213
*   HannsTouch Solution, Inc.                                245,061     67,188
*   Harvatek Corp.                                            44,230     26,414
    Highwealth Construction Corp.                             86,370    192,839
    Hiroca Holdings, Ltd.                                     11,000     40,804
*   HiTi Digital, Inc.                                         8,956      5,744
    Hitron Technology, Inc.                                   78,000     48,429
    Hiwin Technologies Corp.                                  31,079    296,013
    Ho Tung Chemical Corp.                                   313,327    139,816
*   Hocheng Corp.                                             38,300     12,901
    Holiday Entertainment Co., Ltd.                           25,000     31,738
    Holtek Semiconductor, Inc.                                41,000     73,826
#   Holy Stone Enterprise Co., Ltd.                           73,500     99,200
    Hon Hai Precision Industry Co., Ltd.                   1,536,856  4,413,790
    Hon Hai Precision Industry Co., Ltd. GDR                 135,351    777,688
    Hong TAI Electric Industrial                              51,000     17,581
    Horizon Securities Co., Ltd.                             138,000     40,767
#   Hota Industrial Manufacturing Co., Ltd.                   74,690    119,807
    Hotai Motor Co., Ltd.                                     26,000    305,076
*   Howarm Construction Co., Ltd.                             56,000     48,944
    Hsin Kuang Steel Co., Ltd.                                92,788     59,026
    Hsin Yung Chien Co., Ltd.                                  9,000     27,776
#   HTC Corp.                                                143,660    738,792
    Hu Lane Associate, Inc.                                   17,151     56,976
    HUA ENG Wire & Cable                                     157,000     60,872
    Hua Nan Financial Holdings Co., Ltd.                   1,247,619    702,868
#   Huaku Development Co., Ltd.                               64,465    157,973
    Huang Hsiang Construction Co.                             25,000     38,036
    Hung Poo Real Estate Development Corp.                    92,609     82,909
    Hung Sheng Construction, Ltd.                            153,000     99,178
    Huxen Corp.                                               10,000     16,480

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                           --------- --------
TAIWAN -- (Continued)
*   Hwa Fong Rubber Co., Ltd.                                 80,540 $ 55,968
    I-Chiun Precision Industry Co., Ltd.                      53,000   38,291
    I-Sheng Electric Wire & Cable Co., Ltd.                   30,000   45,034
    Ibase Technology, Inc.                                    22,140   42,997
    Ichia Technologies, Inc.                                  85,897  105,491
    IEI Integration Corp.                                     70,140  100,862
#   ILI Technology Corp.                                      15,748   30,966
    Infortrend Technology, Inc.                               56,798   35,650
*   Innolux Corp.                                          1,910,882  660,115
#*  Inotera Memories, Inc.                                   481,000  494,076
    Integrated Memory Logic, Ltd.                             20,895   57,235
    International Games System Co., Ltd.                      31,000   88,463
    Inventec Corp.                                           668,181  616,120
    ITE Technology, Inc.                                      44,202   48,596
    ITEQ Corp.                                                72,299   83,475
#*  J Touch Corp.                                             48,000   36,646
*   Janfusun Fancyworld Corp.                                 71,590   12,396
    Jentech Precision Industrial Co., Ltd.                    18,000   60,579
    Jess-Link Products Co., Ltd.                              50,500   47,687
    Jih Sun Financial Holdings Co., Ltd.                     225,181   60,866
    Johnson Health Tech Co., Ltd.                             17,170   41,802
    K Laser Technology, Inc.                                  55,000   29,471
    Kang Na Hsiung Enterprise Co., Ltd.                       59,000   28,355
    Kao Hsing Chang Iron & Steel                              91,000   39,270
#   Kaori Heat Treatment Co., Ltd.                            20,765   49,601
    Kaulin Manufacturing Co., Ltd.                            39,000   34,340
    KD Holding Corp.                                           6,000   34,967
    KEE TAI Properties Co., Ltd.                             134,226   91,437
    Kenda Rubber Industrial Co., Ltd.                        104,762  243,659
*   Kenmec Mechanical Engineering Co., Ltd.                   61,000   28,182
    Kerry TJ Logistics Co., Ltd.                              82,000   98,586
    King Slide Works Co., Ltd.                                12,050  157,142
    King Yuan Electronics Co., Ltd.                          423,529  323,424
    King's Town Bank                                         265,000  246,068
#*  King's Town Construction Co., Ltd.                        61,126   51,037
#   Kingdom Construction Co.                                 106,000  109,584
    Kinik Co.                                                 31,000   85,424
    Kinko Optical Co., Ltd.                                   37,000   34,086
    Kinpo Electronics                                        387,028  144,400
    Kinsus Interconnect Technology Corp.                      57,009  215,554
    KMC Kuei Meng International, Inc.                          5,000   21,911
    KS Terminals, Inc.                                        23,760   39,649
    Kung Long Batteries Industrial Co., Ltd.                  14,000   45,931
    Kung Sing Engineering Corp.                              108,000   49,023
#   Kuo Toong International Co., Ltd.                         63,000  107,051
    Kuoyang Construction Co., Ltd.                            94,450   48,035
#   Kwong Fong Industries                                     79,840   52,104
    KYE Systems Corp.                                         81,000   34,966
    LAN FA Textile                                            78,277   24,211
    Largan Precision Co., Ltd.                                11,306  707,855
    LCY Chemical Corp.                                       157,799  162,419
#   Leader Electronics, Inc.                                  30,602   14,113

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
TAIWAN -- (Continued)
    Leadtrend Technology Corp.                                 4,159 $    6,237
    Lealea Enterprise Co., Ltd.                              230,438     80,961
    LEE CHI Enterprises Co., Ltd.                             40,000     22,445
*   Leofoo Development Co.                                   135,000     51,024
#   LES Enphants Co., Ltd.                                    53,901     36,361
#   Lextar Electronics Corp.                                  72,000     70,484
*   Li Peng Enterprise Co., Ltd.                             134,162     62,765
    Lian HWA Food Corp.                                       11,880     15,379
    Lien Hwa Industrial Corp.                                177,728    112,455
    Lingsen Precision Industries, Ltd.                       185,000    122,080
    Lite-On Semiconductor Corp.                               87,000     63,904
    Lite-On Technology Corp.                                 454,687    695,567
    Long Bon International Co., Ltd.                          87,000     54,107
    Long Chen Paper Co., Ltd.                                137,344     60,087
    Longwell Co.                                              40,000     52,985
    Lotes Co., Ltd.                                           15,631     50,830
    Lumax International Corp., Ltd.                           26,325     62,351
    Lung Yen Life Service Corp.                               19,000     51,752
    Macroblock, Inc.                                           5,000     13,123
*   Macronix International                                 1,436,048    338,687
#   MacroWell OMG Digital Entertainment Co., Ltd.             12,000     33,692
    Makalot Industrial Co., Ltd.                              29,000    152,498
    Marketech International Corp.                             23,000     16,698
    Masterlink Securities Corp.                              341,000    111,387
    Mayer Steel Pipe Corp.                                    37,259     16,901
    MediaTek, Inc.                                           118,360  1,854,699
    Mega Financial Holding Co., Ltd.                       2,212,213  1,693,629
    Mercuries & Associates, Ltd.                              80,460     53,306
    Merida Industry Co., Ltd.                                 32,300    216,552
#   Merry Electronics Co., Ltd.                               36,101    196,288
    Micro-Star International Co., Ltd.                       264,233    289,580
#*  Microbio Co., Ltd.                                       107,572    109,903
#*  Microelectronics Technology, Inc.                         75,119     40,033
    Microlife Corp.                                           12,600     34,205
#   MIN AIK Technology Co., Ltd.                              36,000    195,103
    Mirle Automation Corp.                                    41,046     37,315
*   Mitac Holdings Corp.                                     191,483    154,933
*   Mosel Vitelic, Inc.                                       89,806     17,879
#*  Motech Industries, Inc.                                  115,000    194,898
    MPI Corp.                                                 15,000     36,891
    Nak Sealing Technologies Corp.                            16,000     72,693
    Namchow Chemical Industrial Co., Ltd.                     42,000     80,986
*   Nan Kang Rubber Tire Co., Ltd.                           125,139    142,265
*   Nan Ren Lake Leisure Amusement Co., Ltd.                  41,000     16,529
    Nan Ya Plastics Corp.                                    692,674  1,518,931
#*  Nan Ya Printed Circuit Board Corp.                       107,072    151,190
    Nantex Industry Co., Ltd.                                 87,360     54,846
*   Nanya Technology Corp.                                    28,000      4,594
    National Petroleum Co., Ltd.                              49,000     43,815
#*  Neo Solar Power Corp.                                    200,316    237,870
    Netronix, Inc.                                            29,000     75,703
    New Asia Construction & Development Corp.                 43,880     11,381

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                            --------- --------
TAIWAN -- (Continued)
    New Era Electronics Co., Ltd.                              20,000 $ 24,725
#*  Newmax Technology Co., Ltd.                                17,077   37,838
    Nichidenbo Corp.                                           24,640   24,546
    Nien Hsing Textile Co., Ltd.                               71,476   70,529
    Nishoku Technology, Inc.                                    9,000   13,296
    Novatek Microelectronics Corp.                            117,000  542,346
    Nuvoton Technology Corp.                                   26,000   27,138
#*  Ocean Plastics Co., Ltd.                                   51,000   68,437
    OptoTech Corp.                                            200,000   96,578
*   Orient Semiconductor Electronics, Ltd.                     68,000   19,205
#   Oriental Union Chemical Corp.                             213,821  212,616
    Orise Technology Co., Ltd.                                 29,000   52,356
    Pacific Construction Co.                                   17,000    5,032
    Pacific Hospital Supply Co., Ltd.                           4,000   10,340
*   Pan Jit International, Inc.                               107,000   48,672
    Pan-International Industrial Corp.                        124,890   92,076
    Parade Technologies, Ltd.                                   8,400   71,850
    Paragon Technologies Co., Ltd.                             10,762   29,404
    PChome Online, Inc.                                         9,000   61,876
    Pegatron Corp.                                            537,037  814,954
    Phihong Technology Co., Ltd.                               62,584   41,938
    Phison Electronics Corp.                                   37,000  251,967
    Phoenix Tours International, Inc.                          14,000   23,203
#*  Pihsiang Machinery Manufacturing Co., Ltd.                 27,000   27,348
    Pixart Imaging, Inc.                                       44,030   86,285
    Polytronics Technology Corp.                               21,000   50,107
    Portwell, Inc.                                             16,000   17,228
    Posiflex Technologies, Inc.                                 4,140   21,549
    Pou Chen Corp.                                            592,144  753,969
*   Power Quotient International Co., Ltd.                     66,800   30,991
*   Powercom Co., Ltd.                                         13,660    2,127
    Powertech Industrial Co., Ltd.                             16,000   11,459
    Powertech Technology, Inc.                                228,400  369,649
    Poya Co., Ltd.                                             12,120   75,634
    President Chain Store Corp.                                64,000  476,231
    President Securities Corp.                                212,932  116,813
    Prime Electronics Satellitics, Inc.                        57,750   41,334
#   Prince Housing & Development Corp.                        319,036  147,677
    Promate Electronic Co., Ltd.                               30,000   35,195
    Promise Technology, Inc.                                   31,000   41,030
*   Qisda Corp.                                               660,439  214,670
#   Qualipoly Chemical Corp.                                   23,000   19,066
    Quanta Computer, Inc.                                     335,715  921,128
*   Quintain Steel Co., Ltd.                                   74,998   16,579
    Radiant Opto-Electronics Corp.                             91,144  367,473
    Radium Life Tech Co., Ltd.                                192,846  151,143
    Realtek Semiconductor Corp.                               122,268  349,082
    Rechi Precision Co., Ltd.                                  95,314  102,454
    Rich Development Co., Ltd.                                224,254  105,529
    Richtek Technology Corp.                                   35,537  204,191
#*  Ritek Corp.                                             1,077,117  168,759
    Rotam Global Agrosciences, Ltd.                             8,000   14,332

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                            --------- --------
TAIWAN -- (Continued)
    Ruentex Development Co., Ltd.                             141,862 $251,405
    Ruentex Engineering & Construction Co.                     11,000   25,506
    Ruentex Industries, Ltd.                                  104,235  247,894
#   Run Long Construction Co., Ltd.                            25,000   23,942
    Sampo Corp.                                               225,000   86,528
    San Fang Chemical Industry Co., Ltd.                       46,523   45,525
    San Shing Fastech Corp.                                    11,660   34,092
#   Sanyang Industry Co., Ltd.                                191,684  175,530
    SDI Corp.                                                  28,000   41,502
    Senao International Co., Ltd.                              20,000   52,681
    Sercomm Corp.                                              49,000   98,812
    Sesoda Corp.                                               37,800   39,414
    Sheng Yu Steel Co., Ltd.                                   49,000   36,702
    ShenMao Technology, Inc.                                   22,435   30,009
    Shih Her Technologies, Inc.                                11,000   26,241
    Shih Wei Navigation Co., Ltd.                              58,363   39,281
    Shihlin Electric & Engineering Corp.                       86,000  103,963
*   Shihlin Paper Corp.                                        22,000   31,167
#   Shin Kong Financial Holding Co., Ltd.                   2,111,804  639,637
    Shin Zu Shing Co., Ltd.                                    42,149  114,419
*   Shining Building Business Co., Ltd.                       106,766   85,337
    Shinkong Insurance Co., Ltd.                               56,000   43,538
#   Shinkong Synthetic Fibers Corp.                           500,191  161,043
    Shinkong Textile Co., Ltd.                                 45,800   57,747
    Shiny Chemical Industrial Co., Ltd.                         9,000   15,839
    Shuttle, Inc.                                              77,000   30,153
    Sigurd Microelectronics Corp.                             157,559  156,873
    Silicon Power Computer & Communications, Inc.              23,000   31,393
    Siliconware Precision Industries Co.                      167,000  247,455
    Siliconware Precision Industries Co. Sponsored ADR         89,969  667,570
    Silitech Technology Corp.                                  56,004   75,910
    Simplo Technology Co., Ltd.                                64,000  333,412
    Sinbon Electronics Co., Ltd.                               78,000  116,303
    Sincere Navigation Corp.                                  101,350   88,264
    Singatron Enterprise Co., Ltd.                             36,000   18,874
    Sinmag Equipment Corp.                                      7,200   40,112
*   Sino-American Silicon Products, Inc.                      187,000  313,773
#   Sinon Corp.                                               181,000  105,808
    SinoPac Financial Holdings Co., Ltd.                    1,687,813  753,406
    Sinyi Realty Co.                                           43,328   77,258
    Sirtec International Co., Ltd.                             35,000   63,675
    Sitronix Technology Corp.                                  24,434   48,509
    Solar Applied Materials Technology Co.                    113,000  100,461
*   Solytech Enterprise Corp.                                  32,000   10,817
    Sonix Technology Co., Ltd.                                 50,000   94,044
    Southeast Cement Co., Ltd.                                137,000   72,687
    Sporton International, Inc.                                17,170   75,583
    St Shine Optical Co., Ltd.                                 10,000  212,312
    Standard Foods Corp.                                       51,627  142,037
    Stark Technology, Inc.                                     39,000   37,542
    Sunonwealth Electric Machine Industry Co., Ltd.            30,000   23,179
    Sunrex Technology Corp.                                    57,028   25,457

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
TAIWAN -- (Continued)
    Sunspring Metal Corp.                                     26,000 $   52,666
    Super Dragon Technology Co., Ltd.                          8,000      5,464
#   Supreme Electronics Co., Ltd.                             49,393     27,092
    Swancor Ind Co., Ltd.                                      9,000     33,896
    Sweeten Construction Co., Ltd.                            29,580     19,275
    Syncmold Enterprise Corp.                                 37,000     64,365
    Synnex Technology International Corp.                    354,874    552,275
    Sysage Technology Co., Ltd.                               15,750     18,984
    TA Chen Stainless Pipe                                   220,342    122,710
*   Ta Chong Bank, Ltd.                                      513,973    171,261
    Ta Ya Electric Wire & Cable                              152,174     37,124
    TA-I Technology Co., Ltd.                                 57,282     31,608
    Tah Hsin Industrial Co., Ltd.                             50,000     47,574
#   Tai Tung Communication Co., Ltd.                          29,049     49,398
    Taichung Commercial Bank                                 599,168    199,619
    TaiDoc Technology Corp.                                   14,000     41,448
    Taiflex Scientific Co., Ltd.                              62,000    120,519
    Taimide Tech, Inc.                                        11,000     11,410
    Tainan Enterprises Co., Ltd.                              67,000     70,920
    Tainan Spinning Co., Ltd.                                388,695    261,516
    Taishin Financial Holding Co., Ltd.                    2,372,334  1,077,512
*   Taisun Enterprise Co., Ltd.                               91,670     38,863
*   Taita Chemical Co., Ltd.                                  63,000     21,201
    Taiwan Acceptance Corp.                                   16,000     40,569
*   Taiwan Business Bank                                   1,000,081    291,803
    Taiwan Cement Corp.                                      724,375  1,150,986
#   Taiwan Chinsan Electronic Industrial Co., Ltd.            33,000     63,523
    Taiwan Cogeneration Corp.                                 91,077     60,481
    Taiwan Cooperative Financial Holding Co., Ltd.         1,282,661    682,334
    Taiwan Fertilizer Co., Ltd.                              207,000    411,925
    Taiwan Fire & Marine Insurance Co.                        53,520     41,614
    Taiwan FU Hsing Industrial Co., Ltd.                      30,000     30,907
#   Taiwan Glass Industry Corp.                              242,532    222,036
    Taiwan Hon Chuan Enterprise Co., Ltd.                     74,054    152,760
    Taiwan Hopax Chemicals Manufacturing Co., Ltd.            30,000     24,316
    Taiwan Kolin Co., Ltd.                                   292,000         --
*   Taiwan Land Development Corp.                            241,738     88,947
*   Taiwan Life Insurance Co., Ltd.                           96,907     74,561
    Taiwan Line Tek Electronic                                24,000     22,778
    Taiwan Mobile Co., Ltd.                                  150,800    486,762
    Taiwan Navigation Co., Ltd.                               40,000     29,430
    Taiwan Paiho, Ltd.                                        56,068     73,709
    Taiwan PCB Techvest Co., Ltd.                             59,733     85,021
    Taiwan Prosperity Chemical Corp.                          62,000     60,674
*   Taiwan Pulp & Paper Corp.                                139,000     52,281
#   Taiwan Sakura Corp.                                       92,000     66,044
    Taiwan Sanyo Electric Co., Ltd.                           23,800     27,125
    Taiwan Secom Co., Ltd.                                    53,000    134,365
    Taiwan Semiconductor Co., Ltd.                            60,000     66,220
    Taiwan Semiconductor Manufacturing Co., Ltd.           2,131,214  8,374,297
    Taiwan Semiconductor Manufacturing Co., Ltd.
      Sponsored ADR                                          100,755  2,025,175
*   Taiwan Styrene Monomer                                   116,538     65,565

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
TAIWAN -- (Continued)
    Taiwan Surface Mounting Technology Co., Ltd.              78,750 $  117,769
#*  Taiwan TEA Corp.                                         190,648    118,247
    Taiwan Union Technology Corp.                             50,000     48,863
    Taiyen Biotech Co., Ltd.                                  41,712     35,515
*   Tatung Co., Ltd.                                         817,688    259,126
    Te Chang Construction Co., Ltd.                           21,960     22,134
    Teco Electric and Machinery Co., Ltd.                    567,000    616,589
*   Tekcore Co., Ltd.                                         12,000      5,659
    Test Research, Inc.                                       35,571     59,710
    Test-Rite International Co., Ltd.                         93,568     67,190
    Thinking Electronic Industrial Co., Ltd.                  18,000     29,868
    Thye Ming Industrial Co., Ltd.                            46,125     53,158
#   Ton Yi Industrial Corp.                                  207,300    220,873
    Tong Hsing Electronic Industries, Ltd.                    34,009    182,848
    Tong Yang Industry Co., Ltd.                             138,640    198,981
    Tong-Tai Machine & Tool Co., Ltd.                         77,279     78,271
    Topco Scientific Co., Ltd.                                58,240    108,786
    Topco Technologies Corp.                                   8,000     20,452
    Topoint Technology Co., Ltd.                              56,540     40,603
#   Toung Loong Textile Manufacturing                         22,000     62,978
    Transasia Airways Corp.                                   27,000     10,507
    Transcend Information, Inc.                               33,890    111,946
    Tripod Technology Corp.                                  103,170    203,353
    Tsann Kuen Enterprise Co., Ltd.                           32,000     45,237
    TSRC Corp.                                               128,050    188,034
#   Ttet Union Corp.                                          32,000     80,477
#   Tung Ho Steel Enterprise Corp.                           283,654    242,110
    Tung Thih Electronic Co., Ltd.                            23,073     94,373
    TURVO International Co., Ltd.                             13,200     60,299
    TXC Corp.                                                110,204    159,230
*   TYC Brother Industrial Co., Ltd.                          13,091      8,309
*   Tycoons Group Enterprise                                 118,000     20,919
*   Tyntek Corp.                                              79,624     26,873
    U-Ming Marine Transport Corp.                             93,001    156,611
#   Ubright Optronics Corp.                                   14,300     33,994
    Uni-President Enterprises Corp.                          530,748    898,555
    Unimicron Technology Corp.                               449,312    382,441
*   Union Bank Of Taiwan                                     298,692    106,408
*   Unitech Printed Circuit Board Corp.                      188,979     73,718
    United Integrated Services Co., Ltd.                      64,000     69,948
    United Microelectronics Corp.                          2,621,081  1,142,831
#   United Microelectronics Corp. Sponsored ADR              146,700    319,806
#   Unity Opto Technology Co., Ltd.                           83,593    103,353
#   Universal Cement Corp.                                   128,000    122,627
*   Unizyx Holding Corp.                                     120,118     66,685
#   UPC Technology Corp.                                     229,458    101,944
    USI Corp.                                                240,372    152,139
    Vanguard International Semiconductor Corp.               166,000    227,485
    Ve Wong Corp.                                             34,000     26,014
*   Via Technologies, Inc.                                    15,998     11,518
    Visual Photonics Epitaxy Co., Ltd.                        75,677     80,577
    Vivotek, Inc.                                              5,175     24,921

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
TAIWAN -- (Continued)
#*  Wafer Works Corp.                                       66,000 $     33,767
    Wah Hong Industrial Corp.                               19,694       20,025
    Wah Lee Industrial Corp.                                64,000      122,508
*   Walsin Lihwa Corp.                                   1,260,000      413,910
*   Walsin Technology Corp.                                152,699       45,616
*   Walton Advanced Engineering, Inc.                       76,000       31,547
    Wan Hai Lines, Ltd.                                    291,247      145,333
    WAN HWA Enterprise Co.                                  10,400        5,070
    Ways Technical Corp., Ltd.                              16,000       25,134
    Wei Chuan Foods Corp.                                  101,000      150,278
*   Wei Mon Industry Co., Ltd.                             118,763       37,618
    Weikeng Industrial Co., Ltd.                            51,750       40,738
    Well Shin Technology Co., Ltd.                          29,160       53,386
#   Win Semiconductors Corp.                               168,000      150,196
*   Winbond Electronics Corp.                            1,092,000      329,075
#*  Wintek Corp.                                           684,871      229,538
#   Wisdom Marine Lines Co., Ltd.                           52,500       63,140
    Wistron Corp.                                          680,736      568,826
    Wistron NeWeb Corp.                                     69,511      162,416
    WPG Holdings, Ltd.                                     378,847      466,068
    WT Microelectronics Co., Ltd.                          102,111      139,428
    WUS Printed Circuit Co., Ltd.                           75,000       39,863
    X-Legend Entertainment Co., Ltd.                         1,500        8,139
    XAC Automation Corp.                                    29,000       42,831
#   Xxentria Technology Materials Corp.                     32,000       90,609
    Yageo Corp.                                            491,400      233,988
    YC Co., Ltd.                                           103,996       75,634
    YC INOX Co., Ltd.                                      104,000       96,576
#   YeaShin International Development Co., Ltd.             73,426       51,670
    YFY, Inc.                                              433,891      191,292
*   Yieh Phui Enterprise Co., Ltd.                         333,881      103,221
    Young Fast Optoelectronics Co., Ltd.                    50,298       48,952
    Young Optics, Inc.                                      27,000       53,596
    Youngtek Electronics Corp.                              32,371       68,725
    Yuanta Financial Holding Co., Ltd.                   2,067,735    1,032,181
    Yulon Motor Co., Ltd.                                  283,783      441,600
    Yung Chi Paint & Varnish Manufacturing Co., Ltd.        25,362       67,256
    Yungtay Engineering Co., Ltd.                           86,000      253,731
    Zeng Hsing Industrial Co., Ltd.                         14,837       83,693
    Zenitron Corp.                                          40,000       23,656
    Zhen Ding Technology Holding, Ltd.                      56,000      162,625
*   Zig Sheng Industrial Co., Ltd.                         113,231       34,553
    Zinwell Corp.                                           78,010       80,235
#   Zippy Technology Corp.                                  16,000       29,268
    ZongTai Real Estate Development Co., Ltd.               11,000        9,652
                                                                   ------------
TOTAL TAIWAN                                                        114,565,207
                                                                   ------------
THAILAND -- (3.0%)
    AAPICO Hitech PCL                                       84,120       38,213
    Advanced Info Service PCL                               99,900      747,089
    Airports of Thailand PCL                                81,000      488,103
*   AJ Plast PCL                                            60,300       18,541

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES   VALUE++
                                                            ---------- --------
THAILAND -- (Continued)
    Amata Corp. PCL                                            240,000 $116,440
    AP Thailand PCL                                            389,220   68,558
*   Asia Green Energy PCL                                       87,200    6,629
    Asia Plus Securities PCL                                   288,300   31,182
    Asian Insulators PCL                                        61,700   23,452
    Bangchak Petroleum PCL (The)                               254,500  251,669
    Bangkok Aviation Fuel Services PCL                          54,500   53,052
    Bangkok Bank PCL(6077019)                                   68,600  400,661
    Bangkok Bank PCL(6368360)                                   88,700  516,686
    Bangkok Expressway PCL                                     131,800  139,498
    Bangkok Insurance PCL                                        2,380   25,374
    Bangkok Land PCL                                         4,176,500  210,374
    Bangkok Life Assurance PCL                                  99,900  218,415
*   Bangkok Metro PCL                                        2,892,438   80,445
    Banpu PCL(BJFHBT4)                                         337,000  312,423
    Banpu PCL(6368348)                                          21,000   19,468
    BEC World PCL                                              130,200  220,286
    Berli Jucker PCL                                            62,400   92,077
    Big C Supercenter PCL(6368434)                              39,300  230,748
    Big C Supercenter PCL(6763932)                              22,000  129,172
    Cal-Comp Electronics Thailand PCL                          563,056   44,891
    Central Pattana PCL                                        263,900  369,020
    Central Plaza Hotel PCL                                    191,600  183,548
    CH Karnchang PCL                                           238,900  136,578
    Charoen Pokphand Foods PCL                                 661,593  552,009
    Charoong Thai Wire & Cable PCL                              92,500   26,441
    CP ALL PCL                                                 363,100  471,267
    CS Loxinfo PCL                                              30,600    9,740
    Delta Electronics Thailand PCL                             137,200  241,669
    Demco PCL                                                   84,400   23,734
    Dhipaya Insurance PCL                                       38,400   48,059
    Diamond Building Products PCL                               58,500   10,937
    DSG International Thailand PCL                              67,000   23,603
    Dynasty Ceramic PCL                                         42,100   68,302
    Eastern Water Resources Development and Management PCL     173,400   58,943
    Erawan Group PCL (The)                                     550,400   64,973
*   Esso Thailand PCL                                          532,100  102,770
*   G J Steel PCL                                           11,407,500   21,151
    GFPT PCL                                                   167,700   73,071
    Glow Energy PCL                                            150,100  360,639
*   GMM Grammy PCL                                              78,480   39,774
*   Golden Land Property Development PCL                        98,200   21,697
    Grand Canal Land PCL                                       605,900   65,159
    Gunkul Engineering PCL                                      49,466   20,636
    Hana Microelectronics PCL                                  126,201  125,772
    Hemaraj Land and Development PCL                         1,118,000  122,994
    Home Product Center PCL                                    585,196  161,851
    ICC International PCL                                       27,800   33,934
    Indorama Ventures PCL                                      432,900  318,387
    IRPC PCL                                                 2,756,200  313,437
*   Italian-Thai Development PCL                               483,366   54,969
    Jasmine International PCL                                  643,800  165,128

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
THAILAND -- (Continued)
    Jay Mart PCL                                              52,750 $   24,614
    Kasikornbank PCL(6364766)                                114,600    678,180
    Kasikornbank PCL(6888794)                                123,800    751,752
    KCE Electronics PCL                                       98,000    105,995
    KGI Securities Thailand PCL                              370,400     33,194
    Khon Kaen Sugar Industry PCL                             230,700     99,808
    Kiatnakin Bank PCL                                       139,100    184,836
    Krung Thai Bank PCL                                    1,705,650    954,025
    Krungthai Card PCL                                        40,200     44,722
    Land and Houses PCL(6581930)                             323,000    100,813
    Land and Houses PCL(6581941)                             609,600    186,497
    Lanna Resources PCL                                       67,200     26,789
    Loxley PCL                                               405,163     50,082
    LPN Development PCL                                      187,100    100,604
    Major Cineplex Group PCL                                 161,500     95,822
    MBK PCL                                                  251,000    117,899
    MCOT PCL                                                  82,400     72,571
    Minor International PCL                                  408,960    310,890
    Modernform Group PCL                                      18,700      5,432
    Nation Multimedia Group PCL                              753,500     32,133
    Polyplex Thailand PCL                                    144,500     44,431
    Precious Shipping PCL                                    134,300    114,130
    Property Perfect PCL                                   1,240,300     36,028
    Pruksa Real Estate PCL                                   282,400    195,481
    PTT Exploration & Production PCL                         274,286  1,351,935
    PTT Global Chemical PCL                                  392,356    845,699
    PTT PCL(6420390)                                         152,500  1,475,046
    PTT PCL(6420408)                                          28,700    277,599
    Quality Houses PCL                                     1,345,983    135,597
*   Raimon Land PCL                                          388,000     19,424
    Ratchaburi Electricity Generating Holding PCL(6294249)    85,400    140,530
    Ratchaburi Electricity Generating Holding PCL(6362771)    63,600    104,657
*   Regional Container Lines PCL                              84,500     16,451
    Robinson Department Store PCL                            107,500    167,761
    Rojana Industrial Park PCL                               176,600     39,293
    RS PCL                                                   210,000     54,836
*   Sahaviriya Steel Industries PCL                        4,332,600     48,199
    Samart Corp. PCL                                         133,000     84,666
    Samart I-Mobile PCL                                      672,700     70,679
    Samart Telcoms PCL                                        98,500     48,702
    Sansiri PCL                                            1,393,500     82,249
    SC Asset Corp PCL                                        705,275     74,974
    Siam Cement PCL (The)(6609906)                            10,000    134,734
    Siam Cement PCL (The)(6609928)                            30,000    402,349
    Siam City Cement PCL                                      19,900    237,373
    Siam Commercial Bank PCL (The)                           234,600  1,199,824
    Siam Future Development PCL                              190,792     33,017
    Siam Global House PCL                                    305,296    127,364
    Siamgas & Petrochemicals PCL                             167,800    107,857
    Sino Thai Engineering & Construction PCL                 170,742     98,140
    SNC Former PCL                                            42,000     21,934
    Somboon Advance Technology PCL                            42,750     22,855

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- -----------
THAILAND -- (Continued)
*   SPCG PCL                                                97,200 $    63,679
    Sri Trang Agro-Industry PCL                            201,700      92,248
    Srithai Superware PCL                                   26,700      20,834
    STP & I PCL                                            187,400     123,350
    Supalai PCL(6554675)                                   282,700     170,354
    Supalai PCL(6554749)                                    30,000      18,078
    Susco PCL                                              272,600      25,946
    SVI PCL                                                459,885      62,531
    Symphony Communication PCL                              14,600       8,076
*   Tata Steel Thailand PCL                              1,019,200      24,567
*   Thai Airways International PCL                         427,800     171,860
    Thai Carbon Black PCL                                   52,300      43,233
    Thai Central Chemical PCL                               23,300      19,621
    Thai Factory Development PCL                            11,700       2,477
    Thai Oil PCL                                           252,900     408,344
    Thai Rung Union Car PCL                                 97,200      20,876
    Thai Stanley Electric PCL                               11,300      74,379
    Thai Union Frozen Products PCL                         170,658     369,161
    Thai Vegetable Oil PCL                                 115,700      85,452
    Thai-German Ceramic Industry PCL                       208,400      19,964
    Thaicom PCL                                            111,000     138,921
    Thanachart Capital PCL                                 239,900     257,618
    Thitikorn PCL                                           50,500      15,528
*   Thoresen Thai Agencies PCL                             176,012     112,591
    Ticon Industrial Connection PCL                        147,337      72,849
    Tipco Asphalt PCL                                       18,400      31,131
*   TIPCO Foods PCL                                        127,100      31,225
    Tisco Financial Group PCL                               90,000     110,553
    TMB Bank PCL                                         4,091,300     290,791
    Total Access Communication PCL                         107,100     412,050
    Toyo-Thai Corp. PCL(B5ML0B6)                            53,310      62,601
    Toyo-Thai Corp. PCL(B5ML0D8)                            47,729      56,048
    TPI Polene PCL                                         408,100     150,074
*   True Corp. PCL                                         571,947     119,303
    TTW PCL                                                598,700     185,012
    Union Mosaic Industry PCL (The)                         67,500      17,104
    Unique Engineering & Construction PCL                  153,000      34,515
    Univanich Palm Oil PCL                                  37,000      11,891
    Univentures PCL                                        356,100      86,384
*   Vanachai Group PCL                                      83,100      10,272
    Vinythai PCL                                           159,500      52,739
*   Workpoint Entertainment PCL                             30,900      25,543
                                                                   -----------
TOTAL THAILAND                                                      24,673,883
                                                                   -----------
TURKEY -- (1.9%)
    Adana Cimento Sanayii TAS Class A                       21,647      41,943
    Adel Kalemcilik Ticaret ve Sanayi A.S.                   1,216      31,000
    Akbank TAS                                             377,061   1,323,753
    Akcansa Cimento A.S.                                    21,674     126,636
*   Akenerji Elektrik Uretim A.S.                           75,679      46,371
    Akfen Holding A.S.                                      46,043      96,621
    Aksa Akrilik Kimya Sanayii                              43,481     151,641

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
TURKEY -- (Continued)
    Aksigorta A.S.                                           59,107 $ 81,512
    Alarko Holding A.S.                                      34,317   79,042
*   Anadolu Anonim Tuerk Sigorta Sirketi                     78,516   54,029
    Anadolu Cam Sanayii A.S.                                 73,810   66,251
    Anadolu Hayat Emeklilik A.S.                             26,822   56,299
*   Anadolu Isuzu Otomotiv Sanayi Ve Ticaret A.S.             3,631   40,775
    Arcelik A.S.                                             67,232  415,575
#*  Asya Katilim Bankasi A.S.                               238,653  184,215
*   Bagfas Bandirma Gubre Fabrik                              1,597   32,275
#*  Banvit Bandirma Vitaminli Yem Sanayii ASA                 8,696    9,810
*   Baticim Bati Anadolu Cimento Sanayii A.S.                18,986   54,482
#*  Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S.       53,022   52,107
    BIM Birlesik Magazalar A.S.                              30,667  709,897
    Bolu Cimento Sanayii A.S.                                13,224   16,004
#   Borusan Mannesmann Boru Sanayi ve Ticaret A.S.           13,500   44,085
*   Boyner Buyuk Magazacilik                                  3,576    9,947
*   Boyner Perakende Ve Tekstil Yatirimlari AS                2,373   60,320
    Brisa Bridgestone Sabanci Sanayi ve Ticaret A.S.         12,412   37,009
    Bursa Cimento Fabrikasi A.S.                              8,612   17,188
    Celebi Hava Servisi A.S.                                  1,711   13,022
    Cimsa Cimento Sanayi VE Tica                             19,839  115,883
    Coca-Cola Icecek A.S.                                     7,251  170,298
*   Dogan Sirketler Grubu Holding A.S.                      317,148  108,529
*   Dogan Yayin Holding A.S.                                296,647   71,917
#   Dogus Otomotiv Servis ve Ticaret A.S.                    21,854   83,057
*   Eczacibasi Yapi Gerecleri Sanayi ve Ticaret A.S.          4,061    8,458
    EGE Seramik Sanayi ve Ticaret A.S.                       35,231   48,215
    Enka Insaat ve Sanayi A.S.                               81,856  248,822
    Eregli Demir ve Celik Fabrikalari TAS                   548,806  763,651
*   Fenerbahce Futbol A.S.                                    1,615   25,646
    Ford Otomotiv Sanayi A.S.                                14,997  169,697
*   Galatasaray Sportif Sinai ve Ticari Yatirimlar A.S.       2,782   30,486
    Gentas Genel Metal Sanayi ve Ticaret A.S.                36,786   23,218
    Global Yatirim Holding A.S.                              98,266   57,786
    Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S.      4,349  113,698
#   Goodyear Lastikleri TAS                                   1,186   37,652
*   Gozde Girisim Sermayesi Yatirim Ortakligi A.S.           24,024   31,074
#*  GSD Holding                                             176,329  125,659
*   Gubre Fabrikalari TAS                                    26,924   53,611
*   Gunes Sigorta                                            11,861   10,700
*   Hurriyet Gazetecilik A.S.                                27,657    7,884
    Indeks Bilgisayar Sistemleri Muhendislik Sanayi ve
      Ticaret A.S.                                            5,919   11,171
*   Ipek Dogal Enerji Kaynaklari Ve Uretim A.S.              56,676   71,917
    Is Finansal Kiralama A.S.                                16,930    7,862
#*  Izmir Demir Celik Sanayi A.S.                            13,823   18,771
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class A                                                74,534   84,384
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class B                                                30,002   46,341
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class D                                               324,358  232,975
*   Karsan Otomotiv Sanayii Ve Ticaret A.S.                  67,832   33,510
    Kartonsan Karton Sanayi ve Ticaret A.S.                     255   29,101
*   Kerevitas Gida Sanayi ve Ticaret A.S.                       308    5,625
    KOC Holding A.S.                                        115,083  515,705

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                           ------- ------------
TURKEY -- (Continued)
    Konya Cimento Sanayii A.S.                                 173 $     21,975
    Koza Altin Isletmeleri A.S.                              6,431       64,488
    Mardin Cimento Sanayii ve Ticaret A.S.                  10,685       23,504
*   Marshall Boya ve Vernik                                  1,004       17,934
*   Menderes Tekstil Sanayi ve Ticaret A.S.                  7,162        1,906
*   Metro Ticari ve Mali Yatirimlar Holding A.S.            47,720       14,962
*   Migros Ticaret A.S.                                      7,692       69,530
#   Netas Telekomunikasyon A.S.                             12,310       42,423
    Nuh Cimento Sanayi A.S.                                 13,377       63,594
*   Park Elektrik Uretim Madencilik Sanayi ve Ticaret A.S.  33,380       62,532
*   Petkim Petrokimya Holding A.S.                         115,185      164,254
    Pinar Entegre Et ve Un Sanayi A.S.                       5,800       27,211
    Pinar SUT Mamulleri Sanayii A.S.                         7,182       62,162
    Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S.     14,081       20,525
*   Sasa Polyester Sanayi A.S.                              51,100       30,334
*   Sekerbank TAS                                          139,437      130,454
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S.               62,227       58,793
    Soda Sanayii A.S.                                       66,749       98,841
*   Tat Gida Sanayi A.S.                                    42,626       43,739
    TAV Havalimanlari Holding A.S.                          35,427      284,445
#   Tekfen Holding A.S.                                     72,271      183,011
    Teknosa Ic Ve Dis Ticaret A.S.                           5,979       34,083
#*  Tekstil Bankasi A.S.                                    83,398       76,916
    Tofas Turk Otomobil Fabrikasi A.S.                      33,392      204,953
    Trakya Cam Sanayi A.S.                                 134,264      153,137
    Tupras Turkiye Petrol Rafinerileri A.S.                 22,141      500,893
#   Turcas Petrol A.S.                                      28,793       35,192
    Turk Telekomunikasyon A.S.                              66,132      199,053
    Turk Traktor ve Ziraat Makineleri A.S.                   3,555      102,490
*   Turkcell Iletisim Hizmetleri A.S.                       48,493      283,222
#*  Turkcell Iletisim Hizmetleri A.S. ADR                   34,271      496,244
    Turkiye Garanti Bankasi A.S.                           484,986    1,786,542
    Turkiye Halk Bankasi A.S.                              111,993      752,998
    Turkiye Is Bankasi                                     330,670      782,030
    Turkiye Sinai Kalkinma Bankasi A.S.                    307,964      279,766
    Turkiye Sise ve Cam Fabrikalari A.S.                   204,083      256,176
#   Turkiye Vakiflar Bankasi Tao                           240,284      504,624
#   Ulker Biskuvi Sanayi A.S.                               24,642      188,841
*   Vestel Beyaz Esya Sanayi ve Ticaret A.S.                33,719       58,275
*   Vestel Elektronik Sanayi ve Ticaret A.S.                43,607       39,233
#   Yapi ve Kredi Bankasi A.S.                             182,534      381,627
#*  Zorlu Enerji Elektrik Uretim A.S.                       71,834       38,862
                                                                   ------------
TOTAL TURKEY                                                         15,856,886
                                                                   ------------
TOTAL COMMON STOCKS                                                 741,114,211
                                                                   ------------
PREFERRED STOCKS -- (3.9%)

BRAZIL -- (3.8%)
    AES Tiete SA                                            31,233      245,270
    Alpargatas SA                                           34,417      169,787
    Banco ABC Brasil SA                                     28,372      166,052
    Banco Bradesco SA                                      270,290    4,023,287

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
BRAZIL -- (Continued)
    Banco Bradesco SA ADR                                   167,162 $ 2,485,705
    Banco Daycoval SA                                        15,600      62,967
    Banco do Estado do Rio Grande do Sul SA Class B          66,616     373,749
    Banco Industrial e Comercial SA                          21,889      78,436
*   Banco Panamericano SA                                    44,100      73,376
    Banco Pine SA                                             8,710      28,438
    Centrais Eletricas Brasileiras SA Class B                46,500     262,973
    Centrais Eletricas de Santa Catarina SA                   6,450      45,386
    Cia Brasileira de Distribuicao Grupo Pao de Acucar       12,514     592,096
    Cia de Gas de Sao Paulo Class A                           6,800     149,586
    Cia de Saneamento do Parana                                 100         259
    Cia de Transmissao de Energia Eletrica Paulista          10,487     115,934
    Cia Energetica de Minas Gerais                          111,803     851,902
    Cia Energetica de Sao Paulo Class B                      42,400     502,582
    Cia Energetica do Ceara Class A                           3,482      54,656
    Cia Ferro Ligas da Bahia - Ferbasa                       16,000      91,131
    Cia Paranaense de Energia                                 9,768     139,965
    Eletropaulo Metropolitana Eletricidade de Sao Paulo
      SA                                                     34,595     141,343
    Eucatex SA Industria e Comercio                           6,800      16,316
    Forjas Taurus SA                                         26,718      12,462
*   Gol Linhas Aereas Inteligentes SA                        29,600     189,700
    Itau Unibanco Holding SA                                331,418   5,469,753
    Itau Unibanco Holding SA ADR                            204,379   3,343,642
    Lojas Americanas SA                                      91,647     694,211
    Marcopolo SA                                            113,800     208,742
    Oi SA                                                    54,163      51,983
    Petroleo Brasileiro SA                                  266,582   1,981,058
    Petroleo Brasileiro SA Sponsored ADR                    236,527   3,500,600
    Randon Participacoes SA                                  72,875     235,318
    Saraiva SA Livreiros Editores                             9,515      67,637
    Suzano Papel e Celulose SA Class A                      122,400     399,080
    Telefonica Brasil SA                                        962      20,209
*   Usinas Siderurgicas de Minas Gerais SA Class A          160,300     626,894
    Vale SA                                                  41,000     485,803
    Vale SA Sponsored ADR                                   328,650   3,901,076
                                                                    -----------
TOTAL BRAZIL                                                         31,859,364
                                                                    -----------
CHILE -- (0.0%)
    Embotelladora Andina SA                                  18,695      59,969
    Embotelladora Andina SA Class B                          18,186      73,163
                                                                    -----------
TOTAL CHILE                                                             133,132
                                                                    -----------
COLOMBIA -- (0.1%)
    Avianca Holdings SA                                      55,731     115,544
    Banco Davivienda SA                                      24,974     355,671
    Grupo Aval Acciones y Valores                           253,553     171,516
    Grupo de Inversiones Suramericana SA                      6,088     120,089
                                                                    -----------
TOTAL COLOMBIA                                                          762,820
                                                                    -----------
INDIA -- (0.0%)
    Zee Entertainment Enterprises, Ltd., 6.000%           2,226,672      28,426
                                                                    -----------

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
TOTAL PREFERRED STOCKS                                               32,783,742
                                                                   ------------
RIGHTS/WARRANTS -- (0.0%)

BRAZIL -- (0.0%)
*     Cia De Gas De Sao Paulo Comgas Rights 05/28/14           116 $         --
*     Klabin SA Rights 05/23/14                              4,690          210
                                                                   ------------
TOTAL BRAZIL                                                                210
                                                                   ------------
HONG KONG -- (0.0%)
*     Fosun International, Ltd. Rights 05/12/14             35,217          177
                                                                   ------------
INDIA -- (0.0%)
*     IL&FS Transportation Networks, Ltd. Rights
        05/12/14                                             1,849          989
                                                                   ------------
MALAYSIA -- (0.0%)
*     Malaysian Resources Corp. Bhd Warrants 09/16/18            1           --
*     Symphony Life Bhd Warrants 11/11/20                   14,966        1,833
                                                                   ------------
TOTAL MALAYSIA                                                            1,833
                                                                   ------------
PHILIPPINES -- (0.0%)
*     China Banking Corp. Rights 05/07/14                   10,618        1,322
                                                                   ------------
SOUTH KOREA -- (0.0%)
*     GS Engineering & Construction Corp. Rights
        06/03/14                                             4,767       40,136
*     STS Semiconductor & Telecommunications Rights
        05/23/14                                             2,997        1,929
                                                                   ------------
TOTAL SOUTH KOREA                                                        42,065
                                                                   ------------
TAIWAN -- (0.0%)
      YeaShin International Development Co., Ltd.
        Rights 05/13/14                                      3,016           70
                                                                   ------------
THAILAND -- (0.0%)
*     Lanna Resources PCL Rights 06/30/14                   13,440          124
*     LH W3 R Warrants 04/29/17                            121,920       24,113
*     LH W3 Warrants 04/29/17                               64,600       13,175
*     Samart Corp. PCL Rights 05/31/14                       2,643           --
*     Ticon Industrial Connection PCL Rights 04/28/14       29,467          911
                                                                   ------------
TOTAL THAILAND                                                           38,323
                                                                   ------------
TURKEY -- (0.0%)
*     Gozde Girisim Sermayesi Yatiri Rights 05/12/14        24,024       36,522
                                                                   ------------
TOTAL RIGHTS/WARRANTS                                                   121,511
                                                                   ------------

                                                          SHARES/
                                                           FACE
                                                          AMOUNT
                                                           (000)     VALUE+
                                                         --------- ------------
SECURITIES LENDING COLLATERAL -- (6.8%)
(S)@  DFA Short Term Investment Fund                     4,854,235   56,163,496
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $763,136,960)                  $830,182,960
                                                                   ============

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ----------------------------------------------
                                   LEVEL 1      LEVEL 2    LEVEL 3    TOTAL
                                 ------------ ------------ ------- ------------
Common Stocks
   Brazil                        $ 55,769,169           --   --    $ 55,769,169
   Chile                           11,830,160           --   --      11,830,160
   China                           15,955,355 $ 98,262,567   --     114,217,922
   Colombia                         5,442,127           --   --       5,442,127
   Czech Republic                          --    2,366,617   --       2,366,617
   Egypt                                   --      580,384   --         580,384
   Greece                             183,115    4,520,956   --       4,704,071
   Hungary                                 --    2,009,560   --       2,009,560
   India                            3,963,328   49,533,389   --      53,496,717
   Indonesia                        1,127,499   24,802,375   --      25,929,874
   Malaysia                                --   33,069,832   --      33,069,832
   Mexico                          44,597,778       10,191   --      44,607,969
   Peru                             1,604,207           --   --       1,604,207
   Philippines                        469,495   11,029,388   --      11,498,883
   Poland                                  --   19,705,401   --      19,705,401
   Russia                             807,613   22,127,947   --      22,935,560
   South Africa                     8,841,410   51,280,687   --      60,122,097
   South Korea                      5,296,710  110,830,975   --     116,127,685
   Taiwan                           5,706,031  108,859,176   --     114,565,207
   Thailand                        24,652,732       21,151   --      24,673,883
   Turkey                             496,244   15,360,642   --      15,856,886
Preferred Stocks
   Brazil                          31,859,364           --   --      31,859,364
   Chile                              133,132           --   --         133,132
   Colombia                           762,820           --   --         762,820
   India                               28,426           --   --          28,426
Rights/Warrants
   Brazil                                  --          210   --             210
   Hong Kong                               --          177   --             177
   India                                   --          989   --             989
   Malaysia                                --        1,833   --           1,833
   Philippines                             --        1,322   --           1,322
   South Korea                             --       42,065   --          42,065
   Taiwan                                  70           --   --              70
   Thailand                                --       38,323   --          38,323
   Turkey                                  --       36,522   --          36,522
Securities Lending Collateral              --   56,163,496   --      56,163,496
                                 ------------ ------------   --    ------------
TOTAL                            $219,526,785 $610,656,175   --    $830,182,960
                                 ============ ============   ==    ============

                       TAX-MANAGED U.S. EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                             SHARES   VALUE+
                                                             ------ -----------
COMMON STOCKS -- (94.5%)

Consumer Discretionary -- (12.2%)
*   1-800-Flowers.com, Inc. Class A                           3,914 $    21,331
    Aaron's, Inc.                                             7,750     228,392
#   Abercrombie & Fitch Co. Class A                           8,850     325,326
    Advance Auto Parts, Inc.                                  7,900     958,191
#*  Aeropostale, Inc.                                         8,325      41,375
    AH Belo Corp. Class A                                     1,226      14,111
*   Amazon.com, Inc.                                         39,712  12,077,611
*   Ambassadors Group, Inc.                                   1,423       6,034
#*  AMC Networks, Inc. Class A                                5,981     392,772
#*  America's Car-Mart, Inc.                                  1,100      39,754
*   American Axle & Manufacturing Holdings, Inc.              3,762      66,399
#   American Eagle Outfitters, Inc.                          18,300     211,548
#*  American Public Education, Inc.                           2,200      76,120
*   ANN, Inc.                                                 5,225     204,768
*   Apollo Education Group, Inc. Class A                     10,210     294,661
    Arctic Cat, Inc.                                          2,500     102,225
*   Asbury Automotive Group, Inc.                             2,900     179,046
*   Ascena Retail Group, Inc.                                13,900     239,080
*   Ascent Capital Group, Inc. Class A                        1,135      78,054
#   Autoliv, Inc.                                            10,143   1,034,383
*   AutoNation, Inc.                                          4,387     232,467
*   AutoZone, Inc.                                            3,800   2,028,782
*   Ballantyne Strong, Inc.                                   2,600      11,752
#*  Bally Technologies, Inc.                                  4,400     286,484
#*  Barnes & Noble, Inc.                                      3,400      55,760
    Bassett Furniture Industries, Inc.                          306       4,220
#   Beasley Broadcasting Group, Inc. Class A                    325       2,503
*   Beazer Homes USA, Inc.                                      779      14,770
    bebe stores, Inc.                                         3,388      17,109
*   Bed Bath & Beyond, Inc.                                  22,104   1,373,322
    Best Buy Co., Inc.                                       29,105     754,693
    Big 5 Sporting Goods Corp.                                2,146      26,203
*   Big Lots, Inc.                                            5,898     232,971
*   Biglari Holdings, Inc.                                      258     110,687
#*  BJ's Restaurants, Inc.                                    2,498      71,318
*   Bloomin' Brands, Inc.                                     8,000     170,560
#*  Blue Nile, Inc.                                           1,407      48,865
#   Blyth, Inc.                                                 836       7,833
#   Bob Evans Farms, Inc.                                     3,500     164,045
#*  Body Central Corp.                                        1,200       1,248
#   Bon-Ton Stores, Inc. (The)                                2,096      23,056
*   Books-A-Million, Inc.                                     1,295       3,056
    BorgWarner, Inc.                                         24,730   1,536,722
#*  Boyd Gaming Corp.                                         5,900      69,738
*   Bravo Brio Restaurant Group, Inc.                         1,543      23,099
#*  Bridgepoint Education, Inc.                               1,683      26,676
    Brinker International, Inc.                               7,728     379,754
    Brown Shoe Co., Inc.                                      5,187     122,361
    Brunswick Corp.                                           9,823     394,786
#   Buckle, Inc. (The)                                        3,112     146,233
*   Buffalo Wild Wings, Inc.                                  2,000     292,240

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
*   Build-A-Bear Workshop, Inc.                               2,400 $    26,928
#   Burger King Worldwide, Inc.                               5,462     142,722
#*  Cabela's, Inc.                                            4,900     321,489
#   Cablevision Systems Corp. Class A                        20,795     347,276
#*  Cache, Inc.                                               1,087       2,891
#*  Caesars Acquisition Co. Class A                           1,600      20,160
#*  Caesars Entertainment Corp.                               2,900      53,563
#   Callaway Golf Co.                                         6,900      60,099
*   Cambium Learning Group, Inc.                             11,314      25,343
#   Capella Education Co.                                     1,400      81,704
*   Career Education Corp.                                    6,800      49,096
#*  CarMax, Inc.                                             24,738   1,083,030
*   Carmike Cinemas, Inc.                                     3,469     102,891
    Carnival Corp.                                           43,471   1,708,845
    Carriage Services, Inc.                                   2,167      34,867
*   Carrols Restaurant Group, Inc.                            2,151      14,433
    Carter's, Inc.                                            6,800     500,888
    Cato Corp. (The) Class A                                  2,761      78,661
*   Cavco Industries, Inc.                                    1,157      90,188
    CBS Corp. Class A                                         5,128     298,193
    CBS Corp. Class B                                        62,458   3,607,574
#*  Central European Media Enterprises, Ltd. Class A            524       1,436
*   Charter Communications, Inc. Class A                      7,900   1,070,687
#   Cheesecake Factory, Inc. (The)                            5,550     249,139
    Cherokee, Inc.                                              542       7,518
    Chico's FAS, Inc.                                        18,000     285,840
#   Children's Place Retail Stores, Inc. (The)                2,340     112,320
*   Chipotle Mexican Grill, Inc.                              3,385   1,687,422
#   Choice Hotels International, Inc.                         3,175     140,271
*   Christopher & Banks Corp.                                   817       5,098
    Churchill Downs, Inc.                                     1,444     126,827
#*  Chuy's Holdings, Inc.                                     1,600      57,520
    Cinemark Holdings, Inc.                                  11,217     332,248
*   Citi Trends, Inc.                                         1,200      20,388
    Clear Channel Outdoor Holdings, Inc. Class A              3,850      30,877
    Coach, Inc.                                              28,168   1,257,701
#   Collectors Universe, Inc.                                   600      14,088
    Columbia Sportswear Co.                                   1,327     114,095
    Comcast Corp. Class A                                   227,903  11,796,259
    Comcast Corp. Special Class A                            52,772   2,692,955
#*  Conn's, Inc.                                              2,882     127,471
#   Cooper Tire & Rubber Co.                                  6,429     161,689
    Core-Mark Holding Co., Inc.                               1,200      96,648
#*  Corinthian Colleges, Inc.                                 8,800      10,120
    Cracker Barrel Old Country Store, Inc.                    2,300     217,902
*   Crocs, Inc.                                               9,700     146,761
#*  Crown Media Holdings, Inc. Class A                          130         465
    CSS Industries, Inc.                                      1,250      29,963
#   CST Brands, Inc.                                          8,177     266,816
    CTC Media, Inc.                                           6,208      53,823
    Culp, Inc.                                                1,492      26,931
*   Cumulus Media, Inc. Class A                               4,000      25,640

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Consumer Discretionary -- (Continued)
#   Dana Holding Corp.                                        16,000 $  338,720
#   Darden Restaurants, Inc.                                  12,962    644,341
#*  Deckers Outdoor Corp.                                      3,700    292,115
*   Del Frisco's Restaurant Group, Inc.                        1,292     33,605
#*  dELiA*s, Inc.                                              1,100        930
    Delphi Automotive P.L.C.                                  31,209  2,086,010
    Destination Maternity Corp.                                1,600     39,456
#*  Destination XL Group, Inc.                                 4,200     22,680
#   DeVry Education Group, Inc.                                5,026    226,321
    Dick's Sporting Goods, Inc.                                9,990    526,073
    Dillard's, Inc. Class A                                    3,826    374,680
    DineEquity, Inc.                                           1,700    128,877
*   DIRECTV                                                   57,609  4,470,458
*   Discovery Communications, Inc. Class A                    15,768  1,196,791
*   Discovery Communications, Inc. Class C                    11,052    775,077
*   DISH Network Corp. Class A                                23,355  1,327,965
*   Dollar General Corp.                                      31,294  1,766,233
*   Dollar Tree, Inc.                                         24,100  1,254,887
    Domino's Pizza, Inc.                                       5,786    430,363
#*  Dorman Products, Inc.                                      2,578    148,364
#*  Dover Downs Gaming & Entertainment, Inc.                   2,000      2,900
#   DR Horton, Inc.                                           29,700    661,716
#*  DreamWorks Animation SKG, Inc. Class A                     7,680    184,550
    Drew Industries, Inc.                                      2,271    114,277
    DSW, Inc. Class A                                          7,616    254,298
#   Dunkin' Brands Group, Inc.                                10,785    490,825
#*  Education Management Corp.                                 3,571     14,177
    Einstein Noah Restaurant Group, Inc.                         395      6,067
#*  Entercom Communications Corp. Class A                      2,510     27,108
    Entravision Communications Corp. Class A                   4,908     26,061
#   Ethan Allen Interiors, Inc.                                2,900     70,412
*   EW Scripps Co. Class A                                     3,300     56,529
    Expedia, Inc.                                             10,207    724,595
*   Express, Inc.                                              8,200    119,474
    Family Dollar Stores, Inc.                                11,175    656,531
*   Famous Dave's Of America, Inc.                             1,098     29,086
*   Federal-Mogul Holdings Corp.                               2,097     36,110
*   Fiesta Restaurant Group, Inc.                              2,096     76,735
    Finish Line, Inc. (The) Class A                            5,300    145,909
#*  Five Below, Inc.                                           1,629     65,665
    Foot Locker, Inc.                                         15,542    723,169
    Ford Motor Co.                                           386,912  6,248,629
*   Fossil Group, Inc.                                         5,703    608,225
#   Fred's, Inc. Class A                                       3,670     66,867
#*  FTD Cos., Inc.                                             1,870     56,736
#*  Fuel Systems Solutions, Inc.                               1,392     14,588
#*  G-III Apparel Group, Ltd.                                  1,800    129,186
*   Gaiam, Inc. Class A                                        1,309      9,660
#   GameStop Corp. Class A                                    12,940    513,459
*   Gaming Partners International Corp.                          800      6,760
    Gannett Co., Inc.                                         23,899    649,336
    Gap, Inc. (The)                                           32,880  1,292,184

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#   Garmin, Ltd.                                             12,906 $   736,933
#*  Geeknet, Inc.                                               500       7,400
    General Motors Co.                                       77,360   2,667,373
#*  Genesco, Inc.                                             2,400     183,288
    Gentex Corp.                                             15,495     444,242
*   Gentherm, Inc.                                            2,458      89,348
    Genuine Parts Co.                                        16,830   1,466,230
    GNC Holdings, Inc. Class A                               10,132     455,940
    Goodyear Tire & Rubber Co. (The)                         26,660     671,832
#   Gordmans Stores, Inc.                                       279       1,253
    Graham Holdings Co. Class B                                 500     335,615
*   Grand Canyon Education, Inc.                              4,308     185,761
#*  Gray Television, Inc.                                     4,850      54,562
#   Group 1 Automotive, Inc.                                  2,780     200,521
#*  Groupon, Inc.                                            27,605     192,959
    Guess?, Inc.                                              6,590     177,337
    H&R Block, Inc.                                          29,001     824,208
    Hanesbrands, Inc.                                        10,675     876,311
    Harley-Davidson, Inc.                                    24,000   1,774,560
    Harman International Industries, Inc.                     7,400     811,114
    Harte-Hanks, Inc.                                         3,368      27,079
#   Hasbro, Inc.                                             12,600     696,276
    Haverty Furniture Cos., Inc.                              1,700      43,418
*   Helen of Troy, Ltd.                                       4,100     257,070
#*  hhgregg, Inc.                                             2,516      21,688
#*  Hibbett Sports, Inc.                                      2,888     155,519
    Hillenbrand, Inc.                                         6,405     194,712
    Home Depot, Inc. (The)                                  151,412  12,038,768
*   HomeAway, Inc.                                            5,300     172,886
    Hooker Furniture Corp.                                    1,300      18,005
    HSN, Inc.                                                 4,220     244,929
*   Hyatt Hotels Corp. Class A                                4,993     281,006
#*  Iconix Brand Group, Inc.                                  7,198     305,915
    International Game Technology                            27,800     348,890
    International Speedway Corp. Class A                      2,075      65,238
    Interpublic Group of Cos., Inc. (The)                    44,816     780,695
    Interval Leisure Group, Inc.                              4,458     114,883
#*  iRobot Corp.                                              2,767      92,694
*   Isle of Capri Casinos, Inc.                               3,400      23,120
#*  ITT Educational Services, Inc.                            1,300      35,100
*   Jack in the Box, Inc.                                     4,400     235,576
#   JAKKS Pacific, Inc.                                       2,151      18,843
*   Jarden Corp.                                              9,712     555,041
#*  JC Penney Co., Inc.                                      16,086     137,053
    John Wiley & Sons, Inc. Class A                           5,120     294,195
    Johnson Controls, Inc.                                   70,796   3,195,731
    Johnson Outdoors, Inc. Class A                            1,187      24,844
*   Jos A Bank Clothiers, Inc.                                3,300     213,015
*   Journal Communications, Inc. Class A                      5,077      40,718
#*  K12, Inc.                                                 2,215      52,451
*   Kate Spade & Co.                                         12,745     443,144
#   KB Home                                                   8,900     146,939

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
*   Kirkland's, Inc.                                          1,502 $    25,699
    Kohl's Corp.                                             23,760   1,301,810
*   Kona Grill, Inc.                                          1,120      26,264
#*  Krispy Kreme Doughnuts, Inc.                              5,319      93,295
    L Brands, Inc.                                           26,236   1,421,991
    La-Z-Boy, Inc.                                            6,000     145,380
*   Lakeland Industries, Inc.                                 1,000       7,100
#*  Lamar Advertising Co. Class A                             7,915     395,117
#*  Lands' End, Inc.                                          1,303      36,028
    Las Vegas Sands Corp.                                    43,041   3,405,834
#*  LeapFrog Enterprises, Inc.                                5,500      37,675
    Lear Corp.                                               10,200     847,212
*   Learning Tree International, Inc.                         1,342       4,093
#   Leggett & Platt, Inc.                                    15,277     502,002
#   Lennar Corp. Class A                                     17,141     661,471
    Lennar Corp. Class B                                      1,241      40,357
*   Libbey, Inc.                                              2,200      58,674
*   Liberty Global P.L.C. Class A                            22,037     877,513
*   Liberty Global P.L.C. Class B                                95       3,795
*   Liberty Global P.L.C. Class C                            55,948   2,150,082
*   Liberty Interactive Corp. Class A                        55,690   1,618,351
*   Liberty Interactive Corp. Class B                           201       6,055
*   Liberty Media Corp. Class A                              10,779   1,398,144
*   Liberty Media Corp. Class B                                 200      25,089
*   Liberty Ventures Series A                                 6,644     385,618
#*  Life Time Fitness, Inc.                                   4,178     200,544
    Lifetime Brands, Inc.                                       300       5,730
*   LIN Media LLC Class A                                     3,200      74,976
#   Lincoln Educational Services Corp.                        2,164       8,829
#   Lions Gate Entertainment Corp.                            7,700     204,281
    Lithia Motors, Inc. Class A                               2,487     184,734
*   Live Nation Entertainment, Inc.                          15,286     319,172
*   LKQ Corp.                                                31,047     904,089
*   Loral Space & Communications, Inc.                        1,300      93,587
    Lowe's Cos., Inc.                                       114,972   5,278,365
*   Luby's, Inc.                                              1,849      10,022
#*  Lululemon Athletica, Inc.                                 8,363     384,113
#*  Lumber Liquidators Holdings, Inc.                         2,649     230,887
*   M/I Homes, Inc.                                           2,750      61,242
    Macy's, Inc.                                             41,439   2,379,842
*   Madison Square Garden Co. (The) Class A                   6,500     354,900
    Marcus Corp. (The)                                        2,400      40,152
    Marine Products Corp.                                     1,898      13,476
*   MarineMax, Inc.                                           1,700      27,302
#   Marriott International, Inc. Class A                     27,826   1,611,960
*   Marriott Vacations Worldwide Corp.                        2,389     130,153
*   Martha Stewart Living Omnimedia, Inc. Class A             2,700      10,557
    Mattel, Inc.                                             36,665   1,437,818
    Matthews International Corp. Class A                      2,000      80,700
*   McClatchy Co. (The) Class A                               4,300      23,564
    McDonald's Corp.                                        107,641  10,912,645
#   MDC Holdings, Inc.                                        4,445     122,682

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Consumer Discretionary -- (Continued)
#*  Media General, Inc. Class A                                800 $   12,256
    Men's Wearhouse, Inc. (The)                              5,635    266,986
    Meredith Corp.                                           2,528    111,409
*   Meritage Homes Corp.                                     3,700    142,746
*   MGM Resorts International                               40,164  1,013,338
*   Michael Kors Holdings, Ltd.                             19,953  1,819,714
*   Modine Manufacturing Co.                                 3,907     64,387
*   Mohawk Industries, Inc.                                  6,632    878,143
*   Monarch Casino & Resort, Inc.                            1,845     29,594
#   Monro Muffler Brake, Inc.                                2,978    167,959
#   Morningstar, Inc.                                        2,287    167,706
*   Motorcar Parts of America, Inc.                            783     21,486
    Movado Group, Inc.                                       2,362     92,779
*   Multimedia Games Holding Co., Inc.                       2,364     69,029
*   Murphy USA, Inc.                                         4,848    206,040
    NACCO Industries, Inc. Class A                             387     20,739
*   Nathan's Famous, Inc.                                      509     25,084
    National CineMedia, Inc.                                 6,419     97,505
*   Nautilus, Inc.                                           4,149     34,561
*   Netflix, Inc.                                            5,700  1,835,628
*   New York & Co., Inc.                                     5,059     21,197
#   New York Times Co. (The) Class A                        14,000    225,120
    Newell Rubbermaid, Inc.                                 31,068    935,457
*   News Corp. Class A                                      41,104    699,590
#*  News Corp. Class B                                      11,390    188,391
#   Nexstar Broadcasting Group, Inc. Class A                 2,793    111,301
    NIKE, Inc. Class B                                      76,495  5,580,310
    Nordstrom, Inc.                                         17,146  1,050,707
*   Norwegian Cruise Line Holdings, Ltd.                     3,827    125,411
    Nutrisystem, Inc.                                        2,651     39,765
*   NVR, Inc.                                                  500    538,500
*   O'Reilly Automotive, Inc.                               12,850  1,911,951
*   Office Depot, Inc.                                      46,175    188,856
    Omnicom Group, Inc.                                     27,235  1,843,265
*   Orbitz Worldwide, Inc.                                   3,586     26,357
*   Orient-Express Hotels, Ltd. Class A                      8,827    115,634
#*  Outerwall, Inc.                                          2,800    194,180
*   Overstock.com, Inc.                                      1,830     29,317
    Oxford Industries, Inc.                                  1,382     91,226
*   Pacific Sunwear of California, Inc.                      6,000     17,280
#*  Panera Bread Co. Class A                                 3,075    470,383
    Papa John's International, Inc.                          3,800    166,668
*   Penn National Gaming, Inc.                               6,827     76,189
    Penske Automotive Group, Inc.                            4,700    215,542
*   Pep Boys-Manny, Moe & Jack (The)                         4,332     44,273
*   Perry Ellis International, Inc.                            969     14,632
#   PetMed Express, Inc.                                     2,200     28,798
#   PetSmart, Inc.                                          11,200    758,016
#   Pier 1 Imports, Inc.                                    10,500    191,730
#*  Pinnacle Entertainment, Inc.                             5,100    118,677
#   Polaris Industries, Inc.                                 6,994    939,504
    Pool Corp.                                               5,100    301,002

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
*   Popeyes Louisiana Kitchen, Inc.                           2,600 $   99,060
*   Priceline Group, Inc. (The)                               5,482  6,346,785
    PulteGroup, Inc.                                         36,663    674,233
    PVH Corp.                                                 8,755  1,099,365
#*  Quiksilver, Inc.                                          8,658     55,584
#*  RadioShack Corp.                                         11,260     16,102
    Ralph Lauren Corp.                                        6,300    953,631
#*  Red Lion Hotels Corp.                                     2,034     11,696
*   Red Robin Gourmet Burgers, Inc.                           1,300     88,374
#   Regal Entertainment Group Class A                         9,436    177,397
    Regis Corp.                                               4,556     59,866
#   Rent-A-Center, Inc.                                       6,145    179,495
#*  Rentrak Corp.                                             1,137     64,798
    RG Barry Corp.                                            1,300     23,764
#*  Rick's Cabaret International, Inc.                        1,000     10,100
    Rocky Brands, Inc.                                          231      3,382
    Ross Stores, Inc.                                        24,000  1,633,920
    Royal Caribbean Cruises, Ltd.                            16,100    855,393
*   Ruby Tuesday, Inc.                                        5,370     41,403
    Ruth's Hospitality Group, Inc.                            4,284     53,936
#   Ryland Group, Inc. (The)                                  4,600    176,594
    Saga Communications, Inc. Class A                           676     29,947
    Salem Communications Corp. Class A                          400      3,524
*   Sally Beauty Holdings, Inc.                              17,735    486,116
#   Scholastic Corp.                                          2,600     85,566
*   Scientific Games Corp. Class A                            5,774     69,173
    Scripps Networks Interactive, Inc. Class A                9,189    689,818
#*  Sears Holdings Corp.                                      4,332    189,785
#*  Select Comfort Corp.                                      5,594    102,930
    Service Corp. International                              22,783    427,637
*   Shiloh Industries, Inc.                                   1,564     30,873
    Shoe Carnival, Inc.                                         771     17,610
*   Shutterfly, Inc.                                          3,662    149,886
    Signet Jewelers, Ltd.                                     8,700    881,484
#   Sinclair Broadcast Group, Inc. Class A                    7,300    195,129
#*  Sirius XM Holdings, Inc.                                354,576  1,131,097
    Six Flags Entertainment Corp.                             8,578    344,321
*   Sizmek, Inc.                                              2,200     21,076
*   Skechers U.S.A., Inc. Class A                             3,800    155,762
*   Skyline Corp.                                               800      4,080
    Sonic Automotive, Inc. Class A                            4,001     97,384
#*  Sonic Corp.                                               6,463    123,056
#   Sotheby's                                                 7,207    303,126
    Spartan Motors, Inc.                                      3,375     17,921
    Speedway Motorsports, Inc.                                2,352     42,783
#   Stage Stores, Inc.                                        3,250     62,335
    Standard Motor Products, Inc.                             1,900     72,181
*   Standard Pacific Corp.                                   17,289    138,139
*   Stanley Furniture Co., Inc.                                 637      1,860
#   Staples, Inc.                                            69,757    871,962
    Starbucks Corp.                                          80,947  5,716,477
    Starwood Hotels & Resorts Worldwide, Inc.                21,047  1,613,253

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
*   Starz                                                    11,477 $   370,363
*   Starz Class B                                               200       6,462
    Stein Mart, Inc.                                          3,347      41,837
*   Steiner Leisure, Ltd.                                     1,400      60,438
*   Steven Madden, Ltd.                                       6,892     245,424
*   Stoneridge, Inc.                                          3,400      36,346
*   Strayer Education, Inc.                                     500      21,315
#   Sturm Ruger & Co., Inc.                                   1,900     122,265
    Superior Industries International, Inc.                   2,200      46,508
    Superior Uniform Group, Inc.                                162       2,634
*   Systemax, Inc.                                            1,666      28,805
*   Tandy Leather Factory, Inc.                                 663       6,491
    Target Corp.                                             65,382   4,037,338
#*  Tempur Sealy International, Inc.                          6,523     327,324
*   Tenneco, Inc.                                             6,595     394,843
#*  Tesla Motors, Inc.                                        8,472   1,761,244
    Texas Roadhouse, Inc.                                     6,800     168,232
    Thor Industries, Inc.                                     4,861     295,889
    Tiffany & Co.                                            13,444   1,176,216
*   Tile Shop Holdings, Inc.                                  1,665      23,468
    Time Warner Cable, Inc.                                  30,636   4,333,769
    Time Warner, Inc.                                        98,792   6,565,716
    TJX Cos., Inc. (The)                                     75,742   4,406,670
*   Toll Brothers, Inc.                                      15,760     539,622
*   Tower International, Inc.                                   600      16,686
    Town Sports International Holdings, Inc.                  2,129      14,924
    Tractor Supply Co.                                       15,088   1,014,517
#*  TripAdvisor, Inc.                                        11,496     928,187
*   TRW Automotive Holdings Corp.                            12,328     990,555
#*  Tuesday Morning Corp.                                     3,200      44,736
#*  Tumi Holdings, Inc.                                       2,325      47,476
#   Tupperware Brands Corp.                                   6,100     517,951
    Twenty-First Century Fox, Inc. Class A                  158,815   5,085,256
    Twenty-First Century Fox, Inc. Class B                   45,563   1,427,033
*   Ulta Salon Cosmetics & Fragrance, Inc.                    6,522     572,045
#*  Under Armour, Inc. Class A                               15,600     762,684
*   Unifi, Inc.                                               1,766      39,099
*   Universal Electronics, Inc.                               1,700      63,495
    Universal Technical Institute, Inc.                       2,300      27,623
*   Urban Outfitters, Inc.                                   12,450     443,905
    Vail Resorts, Inc.                                        3,700     256,151
    Value Line, Inc.                                            400       5,832
*   Valuevision Media, Inc. Class A                           3,000      14,040
#*  Vera Bradley, Inc.                                        2,206      62,430
    VF Corp.                                                 37,800   2,309,202
    Viacom, Inc. Class A                                      1,192     101,284
    Viacom, Inc. Class B                                     46,874   3,983,353
*   Visteon Corp.                                             4,607     399,934
*   Vitacost.com, Inc.                                          489       3,262
#*  Vitamin Shoppe, Inc.                                      2,565     122,812
*   VOXX International Corp.                                  1,966      23,101
    Walt Disney Co. (The)                                   183,316  14,544,291

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Consumer Discretionary -- (Continued)
#   Weight Watchers International, Inc.                      2,900 $     57,420
    Wendy's Co. (The)                                       33,225      276,100
*   West Marine, Inc.                                        2,681       28,687
#*  Wet Seal, Inc. (The) Class A                             9,200       10,396
    Whirlpool Corp.                                          8,265    1,267,686
    Williams-Sonoma, Inc.                                    9,360      587,995
    Winmark Corp.                                              300       22,758
*   Winnebago Industries, Inc.                               2,736       65,390
#   Wolverine World Wide, Inc.                              10,800      303,480
#   World Wrestling Entertainment, Inc. Class A              3,100       60,450
    Wyndham Worldwide Corp.                                 15,302    1,091,645
    Wynn Resorts, Ltd.                                       8,681    1,769,969
    Yum! Brands, Inc.                                       46,861    3,607,828
*   Zagg, Inc.                                                 171          744
#*  Zale Corp.                                               2,400       51,336
#*  Zumiez, Inc.                                             2,400       58,680
                                                                   ------------
Total Consumer Discretionary                                        278,360,356
                                                                   ------------
Consumer Staples -- (8.5%)
    Alico, Inc.                                                496       17,320
*   Alliance One International, Inc.                         8,769       22,536
    Altria Group, Inc.                                     214,752    8,613,703
    Andersons, Inc. (The)                                    2,677      166,750
#*  Annie's, Inc.                                            1,643       53,414
    Archer-Daniels-Midland Co.                              70,090    3,065,036
    Avon Products, Inc.                                     44,150      674,612
    B&G Foods, Inc.                                          5,470      179,416
    Beam, Inc.                                              14,780    1,233,687
#*  Boston Beer Co., Inc. (The) Class A                        785      193,141
*   Boulder Brands, Inc.                                     7,136      105,327
    Brown-Forman Corp. Class A                               8,651      771,064
    Brown-Forman Corp. Class B                              12,794    1,147,878
    Bunge, Ltd.                                             15,335    1,221,433
#   Cal-Maine Foods, Inc.                                    2,100      125,223
#   Calavo Growers, Inc.                                     1,264       39,298
#   Campbell Soup Co.                                       20,300      923,447
#   Casey's General Stores, Inc.                             4,100      281,506
*   Central Garden and Pet Co.                               1,175        9,553
*   Central Garden and Pet Co. Class A                       3,229       26,704
#*  Chefs' Warehouse, Inc. (The)                               525       10,547
*   Chiquita Brands International, Inc.                      4,900       56,252
    Church & Dwight Co., Inc.                               14,700    1,014,447
#   Clorox Co. (The)                                        13,216    1,198,691
    Coca-Cola Bottling Co. Consolidated                        481       39,553
    Coca-Cola Co. (The)                                    431,559   17,603,292
    Coca-Cola Enterprises, Inc.                             30,541    1,387,783
    Colgate-Palmolive Co.                                   99,587    6,702,205
    ConAgra Foods, Inc.                                     43,589    1,329,900
*   Constellation Brands, Inc. Class A                      17,900    1,429,136
    Costco Wholesale Corp.                                  47,166    5,456,163
#*  Crimson Wine Group, Ltd.                                 2,024       17,993
    CVS Caremark Corp.                                     132,004    9,599,331

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Staples -- (Continued)
*   Darling International, Inc.                              12,564 $   251,406
#   Dean Foods Co.                                           10,084     159,731
    Dr Pepper Snapple Group, Inc.                            22,078   1,223,563
*   Elizabeth Arden, Inc.                                     2,600      95,524
    Energizer Holdings, Inc.                                  6,800     759,492
    Estee Lauder Cos., Inc. (The) Class A                    24,419   1,772,087
*   Farmer Bros. Co.                                          1,300      25,623
    Flowers Foods, Inc.                                      20,404     418,690
    Fresh Del Monte Produce, Inc.                             3,973     114,780
#*  Fresh Market, Inc. (The)                                  4,133     153,334
    General Mills, Inc.                                      68,607   3,637,543
#*  Hain Celestial Group, Inc. (The)                          4,400     378,488
#   Herbalife, Ltd.                                          10,600     635,788
    Hershey Co. (The)                                        16,122   1,551,581
    Hillshire Brands Co. (The)                               13,670     487,336
    Hormel Foods Corp.                                       15,600     743,964
    Ingles Markets, Inc. Class A                              1,110      25,519
    Ingredion, Inc.                                           7,943     559,584
    Inter Parfums, Inc.                                       1,760      64,398
*   Inventure Foods, Inc.                                     1,529      18,379
    J&J Snack Foods Corp.                                     1,491     139,558
    JM Smucker Co. (The)                                     11,871   1,147,688
    John B. Sanfilippo & Son, Inc.                            1,301      29,988
    Kellogg Co.                                              26,695   1,784,027
#   Keurig Green Mountain, Inc.                              13,562   1,270,488
    Kimberly-Clark Corp.                                     41,025   4,605,056
    Kraft Foods Group, Inc.                                  62,977   3,580,872
    Kroger Co. (The)                                         55,543   2,557,200
    Lancaster Colony Corp.                                    2,100     199,248
#   Lifeway Foods, Inc.                                         315       4,728
    Lorillard, Inc.                                          40,200   2,388,684
    McCormick & Co., Inc.(579780107)                            607      43,316
#   McCormick & Co., Inc.(579780206)                         12,914     919,477
    Mead Johnson Nutrition Co.                               20,972   1,850,989
#*  Medifast, Inc.                                            2,100      66,465
    MGP Ingredients, Inc.                                       233       1,361
    Molson Coors Brewing Co. Class B                         13,905     833,883
    Mondelez International, Inc. Class A                    179,215   6,389,015
*   Monster Beverage Corp.                                   15,848   1,061,182
#*  National Beverage Corp.                                   1,044      20,128
*   Natural Alternatives International, Inc.                  1,000       5,700
    Nu Skin Enterprises, Inc. Class A                         6,221     541,227
*   Nutraceutical International Corp.                         1,459      36,358
    Oil-Dri Corp. of America                                    641      21,480
*   Omega Protein Corp.                                       2,100      23,856
*   Pantry, Inc. (The)                                        3,100      46,624
    PepsiCo, Inc.                                           166,178  14,273,028
    Philip Morris International, Inc.                       170,074  14,529,422
*   Pilgrim's Pride Corp.                                     7,683     167,950
    Pinnacle Foods, Inc.                                        303       9,211
#*  Post Holdings, Inc.                                       3,247     169,688
#   Pricesmart, Inc.                                          2,200     211,288

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Consumer Staples -- (Continued)
    Procter & Gamble Co. (The)                             295,232 $ 24,371,402
    Reliv International, Inc.                                1,707        3,772
#*  Revlon, Inc. Class A                                     1,909       57,537
    Reynolds American, Inc.                                 34,400    1,941,192
*   Rite Aid Corp.                                          77,945      568,998
    Rocky Mountain Chocolate Factory, Inc.                     950       11,353
    Safeway, Inc.                                           26,773      911,888
#   Sanderson Farms, Inc.                                    2,050      168,654
*   Seneca Foods Corp. Class A                                 500       14,200
#   Snyder's-Lance, Inc.                                     4,096      108,790
    Spartan Stores, Inc.                                     4,621       99,536
    Spectrum Brands Holdings, Inc.                           2,435      187,081
#*  Susser Holdings Corp.                                    1,610      124,582
    Sysco Corp.                                             62,531    2,278,004
#   Tootsie Roll Industries, Inc.                            2,049       57,761
*   TreeHouse Foods, Inc.                                    3,630      271,669
    Tyson Foods, Inc. Class A                               31,488    1,321,551
#*  United Natural Foods, Inc.                               5,300      365,859
    United-Guardian, Inc.                                      600       18,600
#   Universal Corp.                                          2,600      141,882
#*  USANA Health Sciences, Inc.                                800       54,288
#   Vector Group, Ltd.                                       5,265      112,145
    Wal-Mart Stores, Inc.                                  174,326   13,895,525
    Walgreen Co.                                            99,778    6,774,926
    WD-40 Co.                                                1,600      116,544
#   Weis Markets, Inc.                                       1,930       88,954
*   WhiteWave Foods Co. (The) Class A                       15,175      420,196
    Whole Foods Market, Inc.                                36,249    1,801,575
                                                                   ------------
Total Consumer Staples                                              193,010,800
                                                                   ------------
Energy -- (9.7%)
    Adams Resources & Energy, Inc.                             300       21,618
    Alon USA Energy, Inc.                                    1,957       31,880
#*  Alpha Natural Resources, Inc.                           23,317      100,263
    Anadarko Petroleum Corp.                                54,122    5,359,160
    Apache Corp.                                            42,300    3,671,640
*   Approach Resources, Inc.                                 2,871       59,573
#   Arch Coal, Inc.                                         18,846       86,315
*   Atwood Oceanics, Inc.                                    6,359      315,152
    Baker Hughes, Inc.                                      46,579    3,255,872
*   Basic Energy Services, Inc.                              2,300       60,766
#*  Bill Barrett Corp.                                       5,020      118,874
    Bolt Technology Corp.                                    1,050       17,724
#*  Bonanza Creek Energy, Inc.                               2,888      140,415
#*  BPZ Resources, Inc.                                     10,000       27,000
    Bristow Group, Inc.                                      3,865      296,832
#*  C&J Energy Services, Inc.                                3,963      119,128
    Cabot Oil & Gas Corp.                                   45,200    1,775,456
*   Cal Dive International, Inc.                             9,937       14,707
*   Callon Petroleum Co.                                     3,810       34,976
*   Cameron International Corp.                             26,059    1,692,793
#   CARBO Ceramics, Inc.                                     2,120      296,609

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
#*  Carrizo Oil & Gas, Inc.                                   4,500 $   247,590
*   Cheniere Energy, Inc.                                    21,250   1,199,562
    Chesapeake Energy Corp.                                  68,738   1,976,217
    Chevron Corp.                                           207,657  26,065,107
    Cimarex Energy Co.                                        9,117   1,086,017
*   Clayton Williams Energy, Inc.                               500      72,240
#*  Clean Energy Fuels Corp.                                  7,414      65,614
*   Cloud Peak Energy, Inc.                                   5,872     115,620
*   Cobalt International Energy, Inc.                        27,161     488,898
#   Comstock Resources, Inc.                                  4,800     133,440
*   Concho Resources, Inc.                                   10,824   1,411,991
    ConocoPhillips                                          124,357   9,240,969
    CONSOL Energy, Inc.                                      24,000   1,068,240
*   Contango Oil & Gas Co.                                      316      15,181
#*  Continental Resources, Inc.                               4,690     649,659
    Core Laboratories NV                                      5,125     961,860
    Dawson Geophysical Co.                                      600      16,956
    Delek US Holdings, Inc.                                   3,538     113,181
    Denbury Resources, Inc.                                  39,570     665,567
    Devon Energy Corp.                                       40,497   2,834,790
    DHT Holdings, Inc.                                          331       2,585
#   Diamond Offshore Drilling, Inc.                           7,128     389,260
*   Diamondback Energy, Inc.                                  2,887     207,691
*   Dresser-Rand Group, Inc.                                  8,267     499,657
*   Dril-Quip, Inc.                                           3,733     422,277
#*  Emerald Oil, Inc.                                         1,603      11,333
#*  Endeavour International Corp.                             3,414      11,744
    Energen Corp.                                             7,800     607,698
#   Energy XXI Bermuda, Ltd.                                  6,972     166,840
    EnLink Midstream LLC                                      5,400     190,782
    EOG Resources, Inc.                                      57,244   5,609,912
*   EPL Oil & Gas, Inc.                                       3,224     126,187
    EQT Corp.                                                16,299   1,776,428
*   Era Group, Inc.                                           2,200      62,810
#*  Escalera Resources Co.                                      267         729
#   Exterran Holdings, Inc.                                   6,100     262,422
    Exxon Mobil Corp.                                       475,705  48,716,949
*   FMC Technologies, Inc.                                   25,264   1,432,469
    GasLog, Ltd.                                              2,473      66,227
#*  Geospace Technologies Corp.                               1,000      58,130
#*  Goodrich Petroleum Corp.                                    422      10,613
#   Green Plains Renewable Energy, Inc.                       2,214      66,199
*   Gulf Coast Ultra Deep Royalty Trust                      11,977      35,212
    Gulf Island Fabrication, Inc.                             1,100      22,066
    Gulfmark Offshore, Inc. Class A                           1,575      70,891
*   Gulfport Energy Corp.                                     9,024     664,798
    Halliburton Co.                                          98,357   6,203,376
#*  Harvest Natural Resources, Inc.                           3,600      16,236
*   Helix Energy Solutions Group, Inc.                       10,766     258,815
    Helmerich & Payne, Inc.                                  11,191   1,215,902
*   Hercules Offshore, Inc.                                  13,137      58,722
    Hess Corp.                                               32,622   2,908,577

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                              SHARES   VALUE+
                                                              ------ ----------
Energy -- (Continued)
*   HKN, Inc.                                                     37 $    2,313
    HollyFrontier Corp.                                       22,236  1,169,391
#*  Hornbeck Offshore Services, Inc.                           3,129    129,634
*   ION Geophysical Corp.                                     12,540     55,176
*   Key Energy Services, Inc.                                  7,600     76,304
    Kinder Morgan, Inc.                                       76,788  2,507,896
#*  Kodiak Oil & Gas Corp.                                    28,088    356,998
*   Kosmos Energy, Ltd.                                        7,733     84,444
#*  Laredo Petroleum, Inc.                                     6,417    187,569
#   LinnCo LLC                                                12,996    358,170
#*  Magnum Hunter Resources Corp.                             14,301    121,558
    Marathon Oil Corp.                                        75,073  2,713,889
    Marathon Petroleum Corp.                                  35,164  3,268,494
*   Matador Resources Co.                                      5,700    163,704
*   Matrix Service Co.                                         3,244    100,467
#*  McDermott International, Inc.                             24,310    175,761
#*  Miller Energy Resources, Inc.                                451      2,174
*   Mitcham Industries, Inc.                                   1,264     17,443
    Murphy Oil Corp.                                          19,393  1,230,098
    Nabors Industries, Ltd.                                   30,273    772,567
    National Oilwell Varco, Inc.                              45,185  3,548,378
*   Natural Gas Services Group, Inc.                           1,600     49,104
*   Newfield Exploration Co.                                  11,440    387,244
#*  Newpark Resources, Inc.                                    9,500    114,380
    Noble Corp. P.L.C.                                        26,000    801,060
    Noble Energy, Inc.                                        37,858  2,717,447
#   Nordic American Tankers, Ltd.                              2,265     19,547
#*  Northern Oil and Gas, Inc.                                 5,685     87,720
#*  Nuverra Environmental Solutions, Inc.                      2,511     42,712
#*  Oasis Petroleum, Inc.                                      8,181    380,498
    Occidental Petroleum Corp.                                86,556  8,287,737
    Oceaneering International, Inc.                           11,442    838,470
*   Oil States International, Inc.                             5,700    553,698
    ONEOK, Inc.                                               21,800  1,378,196
#*  Overseas Shipholding Group, Inc.                           2,700     15,390
    Panhandle Oil and Gas, Inc. Class A                        1,000     43,850
*   Parker Drilling Co.                                        9,114     60,426
    Patterson-UTI Energy, Inc.                                15,402    501,027
*   PDC Energy, Inc.                                           3,527    224,564
    Peabody Energy Corp.                                      27,696    526,501
*   Penn Virginia Corp.                                        3,900     64,896
*   PetroQuest Energy, Inc.                                    5,600     33,712
*   PHI, Inc. Non-Voting                                       1,795     80,416
    Phillips 66                                               63,127  5,253,429
*   Pioneer Energy Services Corp.                              8,743    130,883
    Pioneer Natural Resources Co.                             14,236  2,751,392
#*  PostRock Energy Corp.                                      1,042      1,428
    QEP Resources, Inc.                                       18,400    564,696
    Range Resources Corp.                                     17,500  1,582,875
#*  Rentech, Inc.                                             22,910     48,569
*   Rex Energy Corp.                                           7,121    149,968
*   RigNet, Inc.                                               1,066     49,846

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Energy -- (Continued)
#*  Rosetta Resources, Inc.                                  5,910 $    279,779
*   Rowan Cos. P.L.C. Class A                               13,381      413,741
    RPC, Inc.                                                9,225      205,072
#*  SandRidge Energy, Inc.                                  29,871      204,915
    Schlumberger, Ltd.                                     141,594   14,378,871
#   Scorpio Tankers, Inc.                                   18,204      164,018
#*  SEACOR Holdings, Inc.                                    2,200      183,458
#   SemGroup Corp. Class A                                   4,092      261,397
    Ship Finance International, Ltd.                         6,400      112,832
    SM Energy Co.                                            7,000      518,910
*   Southwestern Energy Co.                                 37,915    1,815,370
    Spectra Energy Corp.                                    70,319    2,792,367
*   Stone Energy Corp.                                       4,300      210,915
    Superior Energy Services, Inc.                          16,418      540,481
#*  Swift Energy Co.                                         1,930       23,797
*   Synergy Resources Corp.                                  5,891       68,571
#*  Synthesis Energy Systems, Inc.                           2,352        4,069
    Targa Resources Corp.                                    3,276      353,775
    Teekay Corp.                                             4,349      244,022
*   Tesco Corp.                                              2,270       45,400
    Tesoro Corp.                                            14,426      812,040
*   TETRA Technologies, Inc.                                 8,150      101,875
*   TGC Industries, Inc.                                     1,750        8,855
    Tidewater, Inc.                                          5,500      280,115
#   Transocean, Ltd.                                        38,356    1,651,993
#*  Triangle Petroleum Corp.                                 7,783       74,872
#*  Ultra Petroleum Corp.                                   16,709      497,928
*   Unit Corp.                                               4,580      302,051
#*  Uranium Energy Corp.                                     8,500        9,095
*   Vaalco Energy, Inc.                                      5,480       50,526
    Valero Energy Corp.                                     58,700    3,355,879
#   W&T Offshore, Inc.                                       3,644       69,965
*   Warren Resources, Inc.                                   5,600       28,392
*   Weatherford International, Ltd.                         80,380    1,687,980
#   Western Refining, Inc.                                   6,400      278,400
*   Westmoreland Coal Co.                                      837       24,784
*   Whiting Petroleum Corp.                                 11,567      852,719
*   Willbros Group, Inc.                                     4,500       49,995
    Williams Cos., Inc. (The)                               72,168    3,043,325
#   World Fuel Services Corp.                                7,864      358,127
*   WPX Energy, Inc.                                        19,355      411,874
#*  Zion Oil & Gas, Inc.                                       163          363
                                                                   ------------
Total Energy                                                        219,636,011
                                                                   ------------
Financials -- (13.6%)
    1st Source Corp.                                         1,990       58,685
    1st United Bancorp, Inc.                                 2,070       15,152
    ACE, Ltd.                                               36,161    3,699,994
*   Affiliated Managers Group, Inc.                          5,680    1,125,776
    Aflac, Inc.                                             48,794    3,060,360
    Alexander & Baldwin, Inc.                                4,230      157,821
*   Alleghany Corp.                                          1,169      476,929

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
    Allied World Assurance Co. Holdings AG                    3,700 $   398,453
    Allstate Corp. (The)                                     51,057   2,907,696
*   Altisource Asset Management Corp.                           240     234,780
#*  Altisource Portfolio Solutions SA                         2,400     248,904
#*  Ambac Financial Group, Inc.                               3,780     114,080
*   American Capital, Ltd.                                   35,406     530,736
    American Equity Investment Life Holding Co.               5,190     121,031
    American Express Co.                                    104,440   9,131,189
    American Financial Group, Inc.                            7,769     453,943
    American International Group, Inc.                      150,107   7,975,185
    American National Insurance Co.                             664      74,640
*   American River Bankshares                                   882       8,432
    Ameriprise Financial, Inc.                               22,940   2,560,792
*   Ameris Bancorp                                            1,951      41,498
    AMERISAFE, Inc.                                           2,573     109,738
    AmeriServ Financial, Inc.                                   100         348
#   Amtrust Financial Services, Inc.                          3,344     129,312
    Aon P.L.C.                                               31,029   2,633,742
*   Arch Capital Group, Ltd.                                 13,956     799,958
    Argo Group International Holdings, Ltd.                   3,938     174,926
    Arrow Financial Corp.                                       907      22,702
    Arthur J Gallagher & Co.                                 13,525     608,895
    Aspen Insurance Holdings, Ltd.                            7,426     339,962
    Associated Banc-Corp                                     17,760     311,688
    Assurant, Inc.                                            9,500     640,395
    Assured Guaranty, Ltd.                                   18,300     437,553
*   Asta Funding, Inc.                                          400       3,268
    Astoria Financial Corp.                                   8,165     108,268
#*  Atlantic Coast Financial Corp.                              137         589
#*  Atlanticus Holdings Corp.                                 1,196       2,906
#*  AV Homes, Inc.                                            1,000      17,130
    Axis Capital Holdings, Ltd.                              12,640     578,280
    Baldwin & Lyons, Inc. Class B                               562      14,618
    Banc of California, Inc.                                    451       5,669
    Bancfirst Corp.                                             700      40,747
*   Bancorp, Inc.                                             2,299      36,370
#   BancorpSouth, Inc.                                        9,405     219,701
    Bank Mutual Corp.                                         6,120      36,842
    Bank of America Corp.                                 1,155,107  17,488,320
    Bank of Hawaii Corp.                                      5,000     275,850
    Bank of New York Mellon Corp. (The)                     123,982   4,199,270
    Bank of the Ozarks, Inc.                                  3,800     227,620
    BankFinancial Corp.                                       2,730      26,863
    BankUnited, Inc.                                          8,727     287,904
    Banner Corp.                                              1,804      71,330
    BB&T Corp.                                               74,382   2,776,680
    BBCN Bancorp, Inc.                                        7,013     108,070
*   Beneficial Mutual Bancorp, Inc.                           3,852      50,230
*   Berkshire Hathaway, Inc. Class B                        193,795  24,970,486
    Berkshire Hills Bancorp, Inc.                             2,505      58,692
    BGC Partners, Inc. Class A                               13,621      97,663
    BlackRock, Inc.                                          14,439   4,346,139

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
*   BofI Holding, Inc.                                        1,181 $    95,200
#   BOK Financial Corp.                                       2,703     176,830
    Boston Private Financial Holdings, Inc.                   6,785      84,880
    Bridge Bancorp, Inc.                                        439      10,676
    Brookline Bancorp, Inc.                                   6,047      54,907
    Brown & Brown, Inc.                                      13,100     390,118
    Bryn Mawr Bank Corp.                                      1,149      31,345
    Calamos Asset Management, Inc. Class A                    1,676      20,414
    Camden National Corp.                                       600      22,902
*   Capital Bank Financial Corp. Class A                         96       2,290
    Capital City Bank Group, Inc.                             1,069      14,859
    Capital One Financial Corp.                              61,837   4,569,754
    Capital Southwest Corp.                                   1,376      48,298
    Capitol Federal Financial, Inc.                          16,210     195,168
    Cardinal Financial Corp.                                  2,805      47,124
#   Cash America International, Inc.                          2,940     128,037
    Cathay General Bancorp                                    8,064     190,310
    CBOE Holdings, Inc.                                       9,490     506,386
*   CBRE Group, Inc. Class A                                 40,554   1,080,359
    Center Bancorp, Inc.                                      1,915      35,447
    Centerstate Banks, Inc.                                   1,550      17,004
    Central Pacific Financial Corp.                           1,299      24,382
    Charles Schwab Corp. (The)                              123,282   3,273,137
    Chemical Financial Corp.                                  3,399      95,410
    Chubb Corp. (The)                                        27,700   2,550,616
    Cincinnati Financial Corp.                               16,109     785,153
    CIT Group, Inc.                                          19,881     855,877
    Citigroup, Inc.                                         326,044  15,620,768
    Citizens Community Bancorp, Inc.                            600       4,818
#*  Citizens, Inc.                                            4,015      26,379
#   City Holding Co.                                          1,057      45,440
    City National Corp.                                       5,581     405,013
    Clifton Bancorp, Inc.                                     1,009      11,694
    CME Group, Inc.                                          33,700   2,372,143
    CNA Financial Corp.                                      17,536     718,099
    CNB Financial Corp.                                         280       4,626
    CNO Financial Group, Inc.                                21,200     365,700
    CoBiz Financial, Inc.                                     3,100      31,124
#   Cohen & Steers, Inc.                                      2,055      83,248
    Columbia Banking System, Inc.                             4,056     100,670
#   Comerica, Inc.                                           19,455     938,509
    Commerce Bancshares, Inc.                                 8,757     380,754
#   Community Bank System, Inc.                               5,081     188,962
    Community Trust Bancorp, Inc.                             1,590      58,623
#   Consolidated-Tomoka Land Co.                                681      26,920
*   Consumer Portfolio Services, Inc.                         1,025       7,155
*   Cowen Group, Inc. Class A                                 4,050      16,646
    Crawford & Co. Class A                                    3,717      35,869
#   Crawford & Co. Class B                                    1,800      20,556
*   Credit Acceptance Corp.                                   1,005     132,178
#   Cullen/Frost Bankers, Inc.                                5,745     438,975
#   CVB Financial Corp.                                      11,960     172,942

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                              SHARES   VALUE+
                                                              ------ ----------
Financials -- (Continued)
#*  DFC Global Corp.                                           3,924 $   36,572
#   Diamond Hill Investment Group, Inc.                          293     34,785
    Dime Community Bancshares, Inc.                            2,400     39,120
    Discover Financial Services                               51,900  2,901,210
    Donegal Group, Inc. Class A                                1,374     20,280
*   E*TRADE Financial Corp.                                   29,290    657,560
    East West Bancorp, Inc.                                   14,946    515,786
    Eaton Vance Corp.                                         13,000    468,910
#*  eHealth, Inc.                                              2,800    117,292
    EMC Insurance Group, Inc.                                    866     28,569
    Employers Holdings, Inc.                                   3,900     79,365
#*  Encore Capital Group, Inc.                                 2,238     96,726
    Endurance Specialty Holdings, Ltd.                         3,900    198,198
*   Enstar Group, Ltd.                                           900    116,190
    Enterprise Financial Services Corp.                        1,766     31,558
    Erie Indemnity Co. Class A                                 3,100    222,115
    ESSA Bancorp, Inc.                                         1,856     19,284
#   EverBank Financial Corp.                                   3,717     69,582
    Evercore Partners, Inc. Class A                            2,925    156,283
    Everest Re Group, Ltd.                                     5,600    884,968
*   Ezcorp, Inc. Class A                                       4,723     49,261
    FBL Financial Group, Inc. Class A                          2,100     93,891
    Federal Agricultural Mortgage Corp. Class C                1,380     49,100
#   Federated Investors, Inc. Class B                         10,362    295,731
    Fidelity National Financial, Inc. Class A                 25,329    815,087
#   Fidelity Southern Corp.                                    1,153     15,231
    Fifth Third Bancorp                                       92,500  1,906,425
#   Financial Engines, Inc.                                    2,916    129,033
    Financial Institutions, Inc.                                 807     18,682
#*  First Acceptance Corp.                                       181        433
#   First American Financial Corp.                            10,579    281,401
    First Bancorp                                              1,500     25,815
#*  First BanCorp.                                             8,881     45,648
    First Busey Corp.                                          7,017     38,594
*   First Cash Financial Services, Inc.                        3,000    146,310
    First Citizens BancShares, Inc. Class A                      100     22,489
#   First Commonwealth Financial Corp.                         9,645     82,851
    First Community Bancshares, Inc.                           1,700     25,177
    First Defiance Financial Corp.                             1,538     41,557
    First Financial Bancorp                                    5,512     89,239
#   First Financial Bankshares, Inc.                           3,585    211,694
    First Financial Corp.                                      1,100     35,211
    First Financial Holdings, Inc.                             2,610    149,997
    First Financial Northwest, Inc.                            2,411     24,592
#   First Horizon National Corp.                              26,242    301,521
    First Interstate Bancsystem, Inc.                            594     14,785
    First Merchants Corp.                                      3,650     77,453
    First Midwest Bancorp, Inc.                                6,900    112,953
    First Niagara Financial Group, Inc.                       36,817    328,408
    First Republic Bank                                        9,380    476,129
#   First South Bancorp, Inc.                                  1,685     13,531
    FirstMerit Corp.                                          14,566    282,435

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                              SHARES   VALUE+
                                                              ------ ----------
Financials -- (Continued)
*   Flagstar Bancorp, Inc.                                     1,679 $   29,550
    Flushing Financial Corp.                                   2,863     55,027
    FNB Corp.                                                 12,609    156,856
*   Forest City Enterprises, Inc. Class A                     14,676    277,523
*   Forest City Enterprises, Inc. Class B                      3,286     62,105
*   Forestar Group, Inc.                                       3,501     59,692
    Fox Chase Bancorp, Inc.                                      800     13,344
    Franklin Resources, Inc.                                  46,500  2,434,275
    Fulton Financial Corp.                                    20,459    249,395
#   FXCM, Inc. Class A                                         2,007     31,068
    GAMCO Investors, Inc. Class A                                467     35,459
*   Genworth Financial, Inc. Class A                          49,956    891,715
#   German American Bancorp, Inc.                              1,398     36,404
    GFI Group, Inc.                                            8,500     31,620
#   Glacier Bancorp, Inc.                                      6,536    167,714
#*  Gleacher & Co., Inc.                                          50        575
*   Global Indemnity P.L.C.                                    1,204     32,267
    Goldman Sachs Group, Inc. (The)                           46,912  7,497,476
    Great Southern Bancorp, Inc.                               1,100     31,537
#*  Green Dot Corp. Class A                                    2,200     38,214
#   Greenhill & Co., Inc.                                      2,900    145,435
*   Greenlight Capital Re, Ltd. Class A                        2,682     85,368
    Guaranty Bancorp                                             319      4,016
*   Hallmark Financial Services, Inc.                          1,034      8,686
#   Hampden Bancorp, Inc.                                        504      8,190
    Hancock Holding Co.                                        8,126    274,090
    Hanmi Financial Corp.                                      2,835     60,300
    Hanover Insurance Group, Inc. (The)                        4,156    242,918
*   Harris & Harris Group, Inc.                                3,600     12,924
    Hartford Financial Services Group, Inc. (The)             43,724  1,568,380
    HCC Insurance Holdings, Inc.                              11,125    511,082
#   HCI Group, Inc.                                            1,104     42,703
#   Heartland Financial USA, Inc.                              1,732     42,088
    Heritage Commerce Corp.                                    2,541     20,633
#   Heritage Financial Corp.                                     905     14,625
    Heritage Financial Group, Inc.                             1,473     28,355
    HFF, Inc. Class A                                          3,557    120,938
*   Hilltop Holdings, Inc.                                     7,200    160,848
    Home BancShares, Inc.                                      5,904    187,216
    Home Federal Bancorp, Inc.                                 2,521     37,941
    HopFed Bancorp, Inc.                                         208      2,367
    Horace Mann Educators Corp.                                3,472    104,403
*   Howard Hughes Corp. (The)                                  2,961    422,712
    Hudson City Bancorp, Inc.                                 50,766    505,629
    Hudson Valley Holding Corp.                                1,023     18,782
    Huntington Bancshares, Inc.                               90,200    826,232
    Iberiabank Corp.                                           2,725    171,403
*   ICG Group, Inc.                                            3,900     79,482
    Independence Holding Co.                                   2,640     34,478
    Independent Bank Corp.                                     2,038     75,651
    Infinity Property & Casualty Corp.                           800     51,336
    Interactive Brokers Group, Inc. Class A                    4,380    104,682

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    IntercontinentalExchange Group, Inc.                     11,987 $ 2,450,622
    International Bancshares Corp.                            6,326     145,245
*   Intervest Bancshares Corp. Class A                          254       1,923
#*  INTL. FCStone, Inc.                                       1,015      19,204
    Invesco, Ltd.                                            45,668   1,607,970
*   Investment Technology Group, Inc.                         3,824      78,927
    Investors Bancorp, Inc.                                   7,497     200,395
#   Janus Capital Group, Inc.                                17,800     215,914
    JMP Group, Inc.                                           2,391      16,522
    Jones Lang LaSalle, Inc.                                  4,700     544,683
    JPMorgan Chase & Co.                                    407,567  22,815,601
*   KCG Holdings, Inc. Class A                                  910       9,055
*   Kearny Financial Corp.                                    2,846      41,495
    Kemper Corp.                                              4,800     189,168
    Kennedy-Wilson Holdings, Inc.                             5,074     110,816
    KeyCorp                                                  99,458   1,356,607
    Lakeland Bancorp, Inc.                                    3,669      38,304
#   Lakeland Financial Corp.                                  1,700      62,220
    Lazard, Ltd. Class A                                     10,595     498,495
#   Legg Mason, Inc.                                         13,474     631,796
    Leucadia National Corp.                                  30,595     780,784
    Life Partners Holdings, Inc.                              1,000       2,730
    Lincoln National Corp.                                   28,868   1,400,387
    LNB Bancorp, Inc.                                           634       7,215
    Loews Corp.                                              33,655   1,479,810
#   Louisiana Bancorp, Inc.                                     200       3,900
    LPL Financial Holdings, Inc.                              6,522     308,817
#   M&T Bank Corp.                                           12,077   1,473,515
    Macatawa Bank Corp.                                         886       4,315
#   Maiden Holdings, Ltd.                                     4,691      55,354
    MainSource Financial Group, Inc.                          1,600      26,448
*   Markel Corp.                                              1,367     855,633
    MarketAxess Holdings, Inc.                                3,978     214,335
    Marlin Business Services Corp.                            1,200      20,604
    Marsh & McLennan Cos., Inc.                              57,965   2,858,254
    MB Financial, Inc.                                        4,600     123,464
#*  MBIA, Inc.                                               14,600     176,952
#   MCG Capital Corp.                                         6,400      21,504
    McGraw Hill Financial, Inc.                              35,445   2,620,449
#   Meadowbrook Insurance Group, Inc.                         3,491      19,550
#   Medallion Financial Corp.                                 1,715      23,324
#   Mercantile Bank Corp.                                       285       5,560
    Merchants Bancshares, Inc.                                  694      20,175
    Mercury General Corp.                                     3,136     150,089
*   Meridian Interstate Bancorp, Inc.                         1,744      44,071
    MetLife, Inc.                                           102,250   5,352,787
*   Metro Bancorp, Inc.                                       1,694      34,591
#*  MGIC Investment Corp.                                    15,500     133,300
    MidSouth Bancorp, Inc.                                      900      15,048
#   Montpelier Re Holdings, Ltd.                              5,500     168,190
    Moody's Corp.                                            21,472   1,685,552
    Morgan Stanley                                          157,226   4,863,000

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                              SHARES   VALUE+
                                                              ------ ----------
Financials -- (Continued)
*   MSCI, Inc.                                                12,894 $  522,723
    NASDAQ OMX Group, Inc. (The)                              12,931    477,154
    National Interstate Corp.                                    588     16,476
    National Penn Bancshares, Inc.                            12,482    121,949
*   Navigators Group, Inc. (The)                               1,805    102,831
    NBT Bancorp, Inc.                                          3,984     90,238
    Nelnet, Inc. Class A                                       3,140    132,696
#   New York Community Bancorp, Inc.                          45,172    696,101
*   NewStar Financial, Inc.                                    3,834     43,784
    Northeast Community Bancorp, Inc.                          1,626     11,837
    Northern Trust Corp.                                      22,514  1,356,468
    Northfield Bancorp, Inc.                                   5,064     65,680
    Northrim BanCorp, Inc.                                       600     14,394
    Northwest Bancshares, Inc.                                10,509    139,665
    OceanFirst Financial Corp.                                 1,629     26,422
*   Ocwen Financial Corp.                                     12,045    456,505
    OFG Bancorp                                                3,500     59,710
    Old National Bancorp                                       9,703    137,006
    Old Republic International Corp.                          25,886    428,672
    OmniAmerican Bancorp, Inc.                                 1,407     34,978
    OneBeacon Insurance Group, Ltd. Class A                    3,161     48,806
    Oppenheimer Holdings, Inc. Class A                           765     19,477
    Oritani Financial Corp.                                    6,231     92,406
    Pacific Continental Corp.                                  1,300     17,134
*   Pacific Mercantile Bancorp                                 1,425      9,334
    PacWest Bancorp                                            9,737    383,346
    Park National Corp.                                        1,100     79,772
    Park Sterling Corp.                                        1,320      8,620
    PartnerRe, Ltd.                                            6,420    676,668
*   Patriot National Bancorp, Inc.                               200        258
#   Peapack Gladstone Financial Corp.                          1,562     29,694
#   People's United Financial, Inc.                           35,258    503,484
    Peoples Bancorp, Inc.                                      1,197     31,206
#*  PHH Corp.                                                  5,033    119,634
*   Phoenix Cos., Inc. (The)                                     418     18,400
*   PICO Holdings, Inc.                                        1,800     41,850
    Pinnacle Financial Partners, Inc.                          3,063    105,888
*   Piper Jaffray Cos.                                         1,704     74,737
    Platinum Underwriters Holdings, Ltd.                       4,187    262,567
    PNC Financial Services Group, Inc. (The)                  55,398  4,655,648
*   Popular, Inc.                                             10,217    315,705
#*  Portfolio Recovery Associates, Inc.                        5,700    325,755
*   Preferred Bank                                               453      9,717
    Primerica, Inc.                                            4,556    209,075
    Principal Financial Group, Inc.                           30,768  1,441,173
    PrivateBancorp, Inc.                                       6,123    168,811
    ProAssurance Corp.                                         6,800    308,856
    Progressive Corp. (The)                                   58,720  1,423,960
    Prosperity Bancshares, Inc.                                6,400    377,600
    Protective Life Corp.                                      8,300    424,545
    Provident Financial Services, Inc.                         5,262     91,454
    Prudential Financial, Inc.                                49,098  3,961,227

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Financials -- (Continued)
     Pulaski Financial Corp.                                     342 $    3,533
#    Pzena Investment Management, Inc. Class A                   566      6,152
     QC Holdings, Inc.                                         1,034      2,140
     Radian Group, Inc.                                        9,498    132,782
     Raymond James Financial, Inc.                            12,829    637,601
*    Realogy Holdings Corp.                                   13,612    572,385
*    Regional Management Corp.                                   133      2,040
     Regions Financial Corp.                                 147,472  1,495,366
     Reinsurance Group of America, Inc.                        7,190    551,545
#    RenaissanceRe Holdings, Ltd.                              4,900    495,929
     Renasant Corp.                                            2,122     57,761
     Republic Bancorp, Inc. Class A                              805     19,328
*    Republic First Bancorp, Inc.                                500      2,210
     Resource America, Inc. Class A                            2,228     18,960
*    Riverview Bancorp, Inc.                                   1,205      4,193
#    RLI Corp.                                                 3,600    155,016
     S&T Bancorp, Inc.                                         2,523     58,685
#*   Safeguard Scientifics, Inc.                               1,767     37,125
     Safety Insurance Group, Inc.                              1,800     96,678
     Sandy Spring Bancorp, Inc.                                1,969     47,354
*    Seacoast Banking Corp. of Florida                            60        636
     SEI Investments Co.                                      17,903    579,699
     Selective Insurance Group, Inc.                           5,977    137,112
     SI Financial Group, Inc.                                  1,347     15,895
     Sierra Bancorp                                              240      3,746
*    Signature Bank                                            5,030    597,665
#    Simmons First National Corp. Class A                      1,469     53,119
     Simplicity Bancorp, Inc.                                    784     13,595
     SLM Corp.                                                53,247  1,371,110
(o)  Southern Community Financial Corp.                          700        154
#    Southside Bancshares, Inc.                                2,289     63,131
     Southwest Bancorp, Inc.                                   1,600     26,720
#*   St Joe Co. (The)                                          6,985    124,682
     StanCorp Financial Group, Inc.                            4,400    268,840
     State Auto Financial Corp.                                1,800     36,828
     State Street Corp.                                       49,806  3,215,475
     Sterling Bancorp                                          7,216     86,303
     Stewart Information Services Corp.                        1,894     57,767
#*   Stifel Financial Corp.                                    5,929    277,299
     Stock Yards Bancorp Inc                                   1,733     51,089
*    Suffolk Bancorp                                           1,838     40,307
*    Sun Bancorp, Inc.                                         2,137      8,121
     SunTrust Banks, Inc.                                     57,012  2,181,279
     Susquehanna Bancshares, Inc.                             18,710    193,836
*    SVB Financial Group                                       4,709    502,403
*    SWS Group, Inc.                                           1,770     13,116
     Symetra Financial Corp.                                   7,540    155,776
     Synovus Financial Corp.                                 100,855    323,745
     T Rowe Price Group, Inc.                                 27,140  2,229,008
*    Taylor Capital Group, Inc.                                  851     18,118
#    TCF Financial Corp.                                      15,296    240,147
     TD Ameritrade Holding Corp.                              23,898    762,346

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
*   Tejon Ranch Co.                                           1,649 $    51,135
    Territorial Bancorp, Inc.                                   840      17,186
#*  Texas Capital Bancshares, Inc.                            4,203     236,167
*   TFS Financial Corp.                                      11,114     148,816
    Tompkins Financial Corp.                                    868      40,918
#   Torchmark Corp.                                           9,900     789,030
#   Tower Group International, Ltd.                           5,575      13,715
#   TowneBank                                                 2,502      38,606
    Travelers Cos., Inc. (The)                               40,657   3,682,711
*   Tree.com, Inc.                                              721      20,967
#   Trico Bancshares                                          1,628      39,479
#   TrustCo Bank Corp.                                        7,300      48,253
#   Trustmark Corp.                                           7,311     167,203
    U.S. Bancorp                                            198,344   8,088,468
#   UMB Financial Corp.                                       3,900     228,969
    Umpqua Holdings Corp.                                     9,973     165,851
    Union Bankshares Corp.                                    4,955     126,798
    United Bankshares, Inc.                                   6,183     180,853
*   United Community Banks, Inc.                              3,059      49,403
#*  United Community Financial Corp.                            596       1,985
    United Financial Bancorp, Inc.(91030T109)                 2,501      44,118
    United Financial Bancorp, Inc.(910304104)                 2,135      28,097
    United Fire Group, Inc.                                   2,765      76,922
*   United Security Bancshares                                1,670       9,416
#   Universal Insurance Holdings, Inc.                        2,136      31,250
    Univest Corp. of Pennsylvania                             1,893      37,311
    Unum Group                                               29,554     981,784
    Validus Holdings, Ltd.                                    8,464     313,760
#   Valley National Bancorp                                  19,685     197,244
    ViewPoint Financial Group, Inc.                           3,295      85,901
*   Virtus Investment Partners, Inc.                            750     138,743
    Waddell & Reed Financial, Inc. Class A                    9,308     627,825
*   Walker & Dunlop, Inc.                                     1,159      18,173
    Washington Banking Co.                                    1,539      26,471
    Washington Federal, Inc.                                  9,784     211,139
    Washington Trust Bancorp, Inc.                            1,700      58,140
    Waterstone Financial, Inc.                                1,767      18,394
    Webster Financial Corp.                                   9,115     274,726
    Wells Fargo & Co.                                       543,241  26,966,483
    WesBanco, Inc.                                            2,465      74,542
    West Bancorporation, Inc.                                 2,033      29,499
#   Westamerica Bancorporation                                3,200     162,624
*   Western Alliance Bancorp                                  7,287     168,111
    Westfield Financial, Inc.                                 4,099      28,078
#   Westwood Holdings Group, Inc.                               700      40,719
    Willis Group Holdings P.L.C.                             62,835   2,575,607
    Wilshire Bancorp, Inc.                                    6,161      61,610
    Wintrust Financial Corp.                                  3,499     156,825
#*  WisdomTree Investments, Inc.                              9,288     104,862
#*  World Acceptance Corp.                                    1,500     108,900
    WR Berkley Corp.                                         12,332     545,568
    WSFS Financial Corp.                                        285      19,272

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Financials -- (Continued)
    XL Group P.L.C.                                         31,713 $    994,203
*   Yadkin Financial Corp.                                     157        3,007
    Zions Bancorp.                                          18,945      547,889
*   ZipRealty, Inc.                                          2,357        7,825
                                                                   ------------
Total Financials                                                    309,284,386
                                                                   ------------
Health Care -- (12.3%)
#*  Abaxis, Inc.                                             1,236       50,194
    Abbott Laboratories                                    165,498    6,411,393
    AbbVie, Inc.                                           171,168    8,914,429
#*  Acadia Healthcare Co., Inc.                              3,444      144,717
#*  Accuray, Inc.                                            4,567       38,363
*   Acorda Therapeutics, Inc.                                4,300      152,435
*   Actavis P.L.C.                                          18,282    3,735,561
*   Addus HomeCare Corp.                                       340        7,351
    Aetna, Inc.                                             40,376    2,884,865
#*  Affymax, Inc.                                            2,611        1,410
*   Affymetrix, Inc.                                         6,765       50,264
    Agilent Technologies, Inc.                              36,322    1,962,841
#*  Air Methods Corp.                                        3,900      217,113
#*  Akorn, Inc.                                              7,586      191,319
#*  Albany Molecular Research, Inc.                          3,400       54,604
*   Alere, Inc.                                              8,565      286,071
*   Alexion Pharmaceuticals, Inc.                           20,790    3,288,978
#*  Align Technology, Inc.                                   6,710      338,117
*   Alkermes P.L.C.                                         70,435    3,258,323
    Allergan, Inc.                                          31,158    5,167,243
*   Alliance HealthCare Services, Inc.                       1,000       28,460
*   Allscripts Healthcare Solutions, Inc.                   18,960      288,571
*   Almost Family, Inc.                                        812       17,434
#*  Alnylam Pharmaceuticals, Inc.                            5,914      292,920
*   Alphatec Holdings, Inc.                                  7,600       10,260
#*  AMAG Pharmaceuticals, Inc.                               2,000       36,520
#*  Amedisys, Inc.                                           3,037       41,394
    AmerisourceBergen Corp.                                 26,780    1,745,520
    Amgen, Inc.                                             81,177    9,071,530
*   AMN Healthcare Services, Inc.                            6,328       78,973
*   Amsurg Corp.                                             3,550      153,751
    Analogic Corp.                                           1,300       97,604
*   AngioDynamics, Inc.                                      1,880       25,267
*   Anika Therapeutics, Inc.                                 1,888       80,693
*   Arqule, Inc.                                             2,900        4,698
*   ArthroCare Corp.                                         2,848      138,213
#*  athenahealth, Inc.                                       3,898      481,949
*   AtriCure, Inc.                                             900       13,860
#*  Auxilium Pharmaceuticals, Inc.                           3,367       75,791
#*  AVEO Pharmaceuticals, Inc.                               1,934        2,379
#*  Baxano Surgical, Inc.                                    2,100        1,785
    Baxter International, Inc.                              57,365    4,175,598
    Becton Dickinson and Co.                                20,572    2,325,253
*   Bio-Rad Laboratories, Inc. Class A                       2,013      248,022
#*  Bio-Reference Labs, Inc.                                 2,873       72,974

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Health Care -- (Continued)
*   Biogen Idec, Inc.                                        25,483 $7,316,679
*   BioMarin Pharmaceutical, Inc.                            14,820    862,969
#*  BioScrip, Inc.                                            6,872     47,554
*   Biota Pharmaceuticals, Inc.                                 488      1,801
*   BioTelemetry, Inc.                                          646      5,129
*   Boston Scientific Corp.                                 159,048  2,005,595
    Bristol-Myers Squibb Co.                                177,688  8,900,392
*   Brookdale Senior Living, Inc.                            10,600    337,504
*   Bruker Corp.                                             10,040    207,426
*   Cambrex Corp.                                             3,827     78,415
    Cantel Medical Corp.                                      3,750    124,350
*   Capital Senior Living Corp.                               3,849     95,186
    Cardinal Health, Inc.                                    35,293  2,453,216
*   CareFusion Corp.                                         23,317    910,762
*   Celgene Corp.                                            44,783  6,583,549
#*  Celldex Therapeutics, Inc.                                4,986     74,790
*   Centene Corp.                                             6,400    424,960
#*  Cepheid, Inc.                                             6,896    299,838
*   Cerner Corp.                                             31,689  1,625,646
*   Charles River Laboratories International, Inc.            5,400    290,088
#   Chemed Corp.                                              2,300    191,521
    Cigna Corp.                                              30,209  2,417,928
*   Community Health Systems, Inc.                           11,889    450,474
    Computer Programs & Systems, Inc.                         1,145     72,284
    CONMED Corp.                                              2,535    117,447
    Cooper Cos., Inc. (The)                                   5,265    694,506
*   Corvel Corp.                                              1,800     81,972
*   Covance, Inc.                                             5,900    520,852
    Covidien P.L.C.                                          49,700  3,541,125
    CR Bard, Inc.                                             8,600  1,181,038
*   Cross Country Healthcare, Inc.                            1,700     12,053
    CryoLife, Inc.                                            3,061     27,794
*   Cubist Pharmaceuticals, Inc.                              7,273    509,546
#*  Cumberland Pharmaceuticals, Inc.                          2,792     12,424
*   Cutera, Inc.                                              1,850     19,074
#*  Cyberonics, Inc.                                          2,900    171,564
*   Cynosure, Inc. Class A                                    1,993     48,908
*   DaVita HealthCare Partners, Inc.                         20,940  1,451,142
    DENTSPLY International, Inc.                             15,118    674,716
*   Depomed, Inc.                                             5,000     70,050
*   DexCom, Inc.                                              7,033    228,151
#*  Edwards Lifesciences Corp.                               11,906    969,982
    Eli Lilly & Co.                                         108,230  6,396,393
*   Emergent Biosolutions, Inc.                               2,866     75,548
*   Emeritus Corp.                                            2,705     80,690
*   Endo International P.L.C.                                12,031    757,291
    Ensign Group, Inc. (The)                                  1,831     77,818
*   Enzo Biochem, Inc.                                        3,718     15,616
    Enzon Pharmaceuticals, Inc.                               3,492      3,108
*   Exactech, Inc.                                            1,400     31,108
*   ExamWorks Group, Inc.                                     1,667     61,346
*   Express Scripts Holding Co.                              85,387  5,685,066

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
*   Five Star Quality Care, Inc.                              4,366 $    21,088
*   Forest Laboratories, Inc.                                27,507   2,528,168
*   Furiex Pharmaceuticals, Inc.                                833      86,107
*   Gentiva Health Services, Inc.                             3,177      23,923
*   Gilead Sciences, Inc.                                   165,726  13,007,834
*   Globus Medical, Inc. Class A                              5,200     126,984
*   Greatbatch, Inc.                                          2,450     112,774
#*  GTx, Inc.                                                 1,250       1,925
*   Haemonetics Corp.                                         5,600     170,016
*   Hanger, Inc.                                              3,139     108,829
#*  Harvard Apparatus Regenerative Technology, Inc.           1,034       8,944
*   Harvard Bioscience, Inc.                                  4,139      17,467
*   HCA Holdings, Inc.                                       32,041   1,666,132
*   Health Net, Inc.                                          8,691     298,362
    HealthSouth Corp.                                        10,319     357,450
*   HealthStream, Inc.                                        2,809      63,624
#*  Healthways, Inc.                                          3,100      55,800
*   Henry Schein, Inc.                                        9,246   1,056,171
    Hill-Rom Holdings, Inc.                                   6,500     242,840
#*  HMS Holdings Corp.                                        3,450      55,787
*   Hologic, Inc.                                            25,846     542,378
*   Hospira, Inc.                                            17,344     794,355
    Humana, Inc.                                             17,105   1,877,274
*   ICU Medical, Inc.                                         1,350      75,303
#*  Idera Pharmaceuticals, Inc.                               3,093       8,784
*   IDEXX Laboratories, Inc.                                  5,800     733,352
#*  Illumina, Inc.                                           13,014   1,767,952
*   Impax Laboratories, Inc.                                  6,540     171,021
#*  Incyte Corp., Ltd.                                       14,786     718,008
#*  Infinity Pharmaceuticals, Inc.                            2,823      27,581
#*  Insys Therapeutics, Inc.                                    784      32,191
*   Integra LifeSciences Holdings Corp.                       2,600     118,508
#*  Intercept Pharmaceuticals, Inc.                             900     237,708
*   Intuitive Surgical, Inc.                                  4,038   1,460,545
    Invacare Corp.                                            3,000      47,400
#*  IPC The Hospitalist Co., Inc.                             1,600      64,800
#*  Isis Pharmaceuticals, Inc.                               11,938     317,670
*   Jazz Pharmaceuticals P.L.C.                               4,798     647,250
    Johnson & Johnson                                       305,805  30,974,988
    Kindred Healthcare, Inc.                                  5,377     134,963
*   Laboratory Corp. of America Holdings                     10,100     996,870
    Landauer, Inc.                                              917      39,651
*   Lannett Co., Inc.                                         1,787      61,705
*   LCA-Vision, Inc.                                          2,557      13,706
    LeMaitre Vascular, Inc.                                   2,283      18,743
*   LHC Group, Inc.                                           1,463      30,401
*   LifePoint Hospitals, Inc.                                 4,944     276,469
#*  Ligand Pharmaceuticals, Inc. Class B                      1,093      69,045
#*  Luminex Corp.                                             3,762      72,268
*   Magellan Health Services, Inc.                            2,600     150,072
#*  Mallinckrodt P.L.C.                                       6,212     442,481
*   Masimo Corp.                                              5,278     141,239

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
(o)*  Maxygen, Inc.                                           3,792 $       114
      McKesson Corp.                                         24,342   4,118,423
*     MedAssets, Inc.                                         4,800     109,584
(o)*  MedCath Corp.                                           1,565       3,130
*     Medical Action Industries, Inc.                         1,834      11,756
*     Medicines Co. (The)                                     5,790     154,014
*     MediciNova, Inc.                                          500         940
*     Medidata Solutions, Inc.                                4,948     179,662
*     Medivation, Inc.                                        7,756     466,989
*     MEDNAX, Inc.                                           10,528     623,784
      Medtronic, Inc.                                       108,110   6,359,030
      Merck & Co., Inc.                                     314,073  18,392,115
#     Meridian Bioscience, Inc.                               4,363      87,129
*     Merit Medical Systems, Inc.                             4,472      57,555
*     Mettler-Toledo International, Inc.                      3,200     745,984
#*    Molina Healthcare, Inc.                                 3,211     120,091
*     Momenta Pharmaceuticals, Inc.                           4,800      54,816
*     MWI Veterinary Supply, Inc.                             1,239     194,077
*     Mylan, Inc.                                            43,350   2,201,313
#*    Myriad Genetics, Inc.                                   9,000     379,890
#*    Nanosphere, Inc.                                        4,200       7,182
      National Healthcare Corp.                               1,000      54,730
#*    National Research Corp. Class A                           600       9,456
#*    National Research Corp. Class B                           100       4,388
*     Natus Medical, Inc.                                     2,606      64,707
*     Neogen Corp.                                            2,958     123,570
*     NuVasive, Inc.                                          4,366     147,178
#     Omnicare, Inc.                                         12,061     714,855
*     Omnicell, Inc.                                          4,051     107,271
#*    Opko Health, Inc.                                      22,157     183,238
*     OraSure Technologies, Inc.                              4,876      31,938
*     Orthofix International NV                               1,730      52,246
#     Owens & Minor, Inc.                                     6,767     226,965
#*    Pain Therapeutics, Inc.                                 2,000      11,380
*     PAREXEL International Corp.                             6,325     286,839
#     Patterson Cos., Inc.                                    9,800     398,860
*     PDI, Inc.                                               1,874       8,845
#     PDL BioPharma, Inc.                                    14,616     124,090
      PerkinElmer, Inc.                                      12,400     520,428
      Perrigo Co. P.L.C.                                     14,542   2,106,554
      Pfizer, Inc.                                          704,127  22,025,093
#*    Pharmacyclics, Inc.                                     1,300     122,954
*     PharMerica Corp.                                        2,600      70,694
#*    PhotoMedex, Inc.                                        1,800      27,198
#*    Pozen, Inc.                                             3,692      30,865
*     Prestige Brands Holdings, Inc.                          5,228     175,243
#*    Progenics Pharmaceuticals, Inc.                         3,300      11,649
*     ProPhase Labs, Inc.                                       350         693
*     Providence Service Corp. (The)                          1,602      65,057
#*    pSivida Corp.                                           1,029       3,746
#*    Puma Biotechnology, Inc.                                2,474     186,886
      Quality Systems, Inc.                                   4,000      59,080

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Health Care -- (Continued)
#   Quest Diagnostics, Inc.                                  16,526 $  924,299
#   Questcor Pharmaceuticals, Inc.                            6,310    518,556
*   Quidel Corp.                                              2,861     61,368
*   RadNet, Inc.                                              1,992      9,900
*   Regeneron Pharmaceuticals, Inc.                           8,100  2,404,809
#*  Repligen Corp.                                            3,600     57,060
#   ResMed, Inc.                                             15,326    764,001
*   Rigel Pharmaceuticals, Inc.                               5,853     18,730
*   RTI Surgical, Inc.                                        5,843     25,125
#*  Salix Pharmaceuticals, Ltd.                               6,400    704,000
#*  Sangamo Biosciences, Inc.                                   316      4,373
#*  Sciclone Pharmaceuticals, Inc.                            2,710     12,954
#*  Seattle Genetics, Inc.                                   11,055    425,396
    Select Medical Holdings Corp.                             6,247     87,208
*   Sirona Dental Systems, Inc.                               5,975    449,440
#*  Skilled Healthcare Group, Inc. Class A                    2,400     12,384
*   Special Diversified Opportunities, Inc.                   2,577      3,041
*   Spectranetics Corp.                                       2,706     57,530
#*  Spectrum Pharmaceuticals, Inc.                            6,160     42,319
    St Jude Medical, Inc.                                    31,655  2,009,143
    STERIS Corp.                                              6,066    291,471
    Stryker Corp.                                            32,260  2,508,215
#*  Sucampo Pharmaceuticals, Inc. Class A                       600      4,146
*   SurModics, Inc.                                           1,400     30,464
*   Symmetry Medical, Inc.                                    3,300     27,258
#*  Synageva BioPharma Corp.                                  1,584    136,810
#*  Targacept, Inc.                                           1,844      8,187
*   Taro Pharmaceutical Industries, Ltd.                        716     80,428
*   Team Health Holdings, Inc.                                7,080    343,238
    Techne Corp.                                              3,471    309,995
#   Teleflex, Inc.                                            4,373    446,440
#*  Tenet Healthcare Corp.                                   11,700    527,436
#*  Theravance, Inc.                                          8,386    225,751
    Thermo Fisher Scientific, Inc.                           39,396  4,491,144
*   Thoratec Corp.                                            6,444    211,234
#*  Transcept Pharmaceuticals, Inc.                             228        673
*   Triple-S Management Corp. Class B                         2,513     37,645
#*  United Therapeutics Corp.                                 5,000    500,050
    UnitedHealth Group, Inc.                                108,703  8,157,073
    Universal American Corp.                                  3,113     22,320
    Universal Health Services, Inc. Class B                   9,500    777,005
    US Physical Therapy, Inc.                                   902     27,827
#   Utah Medical Products, Inc.                                 276     14,018
*   Varian Medical Systems, Inc.                             11,557    919,359
*   Vascular Solutions, Inc.                                  1,700     37,247
*   VCA Antech, Inc.                                          9,000    275,670
*   Vertex Pharmaceuticals, Inc.                             23,479  1,589,528
#*  Vical, Inc.                                                 798        902
*   Waters Corp.                                              9,300    916,422
*   WellCare Health Plans, Inc.                               4,200    283,374
    WellPoint, Inc.                                          32,544  3,276,530
    West Pharmaceutical Services, Inc.                        7,390    320,578

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------ ------------
Health Care -- (Continued)
*   Wright Medical Group, Inc.                               3,917 $    107,130
#*  Zalicus, Inc.                                              164          175
    Zimmer Holdings, Inc.                                   18,480    1,788,864
    Zoetis, Inc.                                            61,027    1,846,677
                                                                   ------------
Total Health Care                                                   280,391,494
                                                                   ------------
Industrials -- (11.5%)
    3M Co.                                                  70,092    9,749,096
    AAON, Inc.                                               4,612      130,750
    AAR Corp.                                                3,583       92,800
    ABM Industries, Inc.                                     5,315      143,983
#   Acacia Research Corp.                                    4,362       69,966
#*  ACCO Brands Corp.                                        4,702       28,823
    Aceto Corp.                                              2,454       53,694
    Acme United Corp.                                          400        6,732
*   Acorn Energy, Inc.                                         330          766
    Actuant Corp. Class A                                    7,200      243,792
    Acuity Brands, Inc.                                      4,582      570,780
*   Adept Technology, Inc.                                   1,502       17,964
#   ADT Corp. (The)                                         24,144      730,115
#*  Advisory Board Co. (The)                                 3,600      206,136
*   AECOM Technology Corp.                                  10,785      349,650
*   Aegion Corp.                                             6,240      159,058
*   Aerovironment, Inc.                                      2,727       92,091
    AGCO Corp.                                              10,140      564,798
*   Air Transport Services Group, Inc.                       3,656       28,626
    Alamo Group, Inc.                                          789       41,912
    Alaska Air Group, Inc.                                   7,432      699,203
    Albany International Corp. Class A                       2,633       94,735
    Allegiant Travel Co.                                     1,647      193,440
    Allegion P.L.C.                                         10,655      525,824
#   Alliant Techsystems, Inc.                                3,650      526,403
    Allison Transmission Holdings, Inc.                      8,633      257,609
    Altra Industrial Motion Corp.                            4,206      143,677
    AMERCO                                                     854      213,594
#*  Ameresco, Inc. Class A                                   1,700       10,897
*   American Airlines Group, Inc.                           81,400    2,854,698
    American Railcar Industries, Inc.                        1,606      111,521
    American Science & Engineering, Inc.                     1,029       69,149
*   American Woodmark Corp.                                  1,214       36,432
    AMETEK, Inc.                                            26,050    1,373,356
    AO Smith Corp.                                           9,832      459,744
    Apogee Enterprises, Inc.                                 3,000       95,310
    Applied Industrial Technologies, Inc.                    4,082      195,609
*   ARC Document Solutions, Inc.                             3,000       19,200
    ArcBest Corp.                                            3,000      118,260
    Argan, Inc.                                              1,347       36,059
*   Armstrong World Industries, Inc.                         4,000      210,240
    Astec Industries, Inc.                                   2,360       94,282
*   Astronics Corp.                                          1,158       66,145
*   Astronics Corp. Class B                                    231       13,144
*   Atlas Air Worldwide Holdings, Inc.                       2,609       91,289

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
*   Avis Budget Group, Inc.                                  11,377 $  598,316
#   AZZ, Inc.                                                 2,800    121,576
*   B/E Aerospace, Inc.                                      10,903    956,956
    Babcock & Wilcox Co. (The)                               11,668    405,930
    Barnes Group, Inc.                                        5,300    204,156
    Barrett Business Services, Inc.                             825     41,588
*   Beacon Roofing Supply, Inc.                               4,942    175,836
*   Blount International, Inc.                                5,320     59,424
#*  BlueLinx Holdings, Inc.                                     873      1,144
    Boeing Co. (The)                                         77,367  9,981,890
    Brady Corp. Class A                                       4,590    118,376
#   Briggs & Stratton Corp.                                   4,639     99,135
    Brink's Co. (The)                                         4,959    126,157
#*  Builders FirstSource, Inc.                                3,029     23,778
*   CAI International, Inc.                                   1,400     30,450
    Carlisle Cos., Inc.                                       6,798    559,136
*   Casella Waste Systems, Inc. Class A                       3,338     17,024
    Caterpillar, Inc.                                        69,555  7,331,097
#*  CBIZ, Inc.                                                5,600     47,992
    CDI Corp.                                                 1,100     16,852
    Ceco Environmental Corp.                                  1,142     18,146
    Celadon Group, Inc.                                       1,523     35,044
#   CH Robinson Worldwide, Inc.                              17,200  1,013,080
#*  Chart Industries, Inc.                                    3,200    218,304
    Chicago Bridge & Iron Co. NV                              8,906    713,103
    Cintas Corp.                                             11,700    689,481
    CIRCOR International, Inc.                                1,580    128,312
#   CLARCOR, Inc.                                             5,300    306,128
#*  Clean Harbors, Inc.                                       6,136    368,160
*   Colfax Corp.                                              8,888    639,758
*   Columbus McKinnon Corp.                                   2,000     52,980
    Comfort Systems USA, Inc.                                 4,929     73,935
*   Command Security Corp.                                    1,531      3,024
#*  Commercial Vehicle Group, Inc.                            2,700     26,217
    Con-way, Inc.                                             5,656    240,267
    Copa Holdings SA Class A                                  3,120    422,074
*   Copart, Inc.                                             11,500    417,105
    Corporate Executive Board Co. (The)                       3,688    254,546
    Courier Corp.                                             1,460     21,214
    Covanta Holding Corp.                                    12,535    231,271
*   Covenant Transportation Group, Inc. Class A                 100      1,025
#*  CPI Aerostructures, Inc.                                    541      7,287
*   CRA International, Inc.                                   1,100     23,947
    Crane Co.                                                 4,900    356,377
    CSX Corp.                                               108,100  3,050,582
    Cubic Corp.                                               1,635     77,548
    Cummins, Inc.                                            18,689  2,819,236
    Curtiss-Wright Corp.                                      4,100    262,154
    Danaher Corp.                                            62,755  4,604,962
    Deere & Co.                                              38,916  3,632,419
    Delta Air Lines, Inc.                                    90,905  3,348,031
    Deluxe Corp.                                              5,100    280,245

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Industrials -- (Continued)
#*  DigitalGlobe, Inc.                                        7,382 $   219,836
    Donaldson Co., Inc.                                      15,100     635,559
    Douglas Dynamics, Inc.                                    3,141      52,989
    Dover Corp.                                              19,380   1,674,432
*   Ducommun, Inc.                                            1,100      26,697
    Dun & Bradstreet Corp. (The)                              4,900     542,724
*   DXP Enterprises, Inc.                                       999     113,097
*   Dycom Industries, Inc.                                    3,188     100,103
    Dynamic Materials Corp.                                   1,062      21,452
#*  Eagle Bulk Shipping, Inc.                                 1,175       3,431
    Eastern Co. (The)                                           600      10,134
    Eaton Corp. P.L.C.                                       49,546   3,599,021
#*  Echo Global Logistics, Inc.                                 777      15,198
    EMCOR Group, Inc.                                         7,100     326,529
    Emerson Electric Co.                                     76,280   5,200,770
    Encore Wire Corp.                                         1,900      92,587
#*  Energy Recovery, Inc.                                     2,000      10,220
*   EnerNOC, Inc.                                             2,080      49,088
#   EnerSys, Inc.                                             5,200     351,416
#*  Engility Holdings, Inc.                                   1,833      79,992
    Ennis, Inc.                                               2,716      40,631
#*  EnPro Industries, Inc.                                    2,000     142,420
    Equifax, Inc.                                            12,698     899,145
    ESCO Technologies, Inc.                                   2,486      83,082
*   Esterline Technologies Corp.                              3,200     348,864
    Exelis, Inc.                                             19,667     364,626
    Expeditors International of Washington, Inc.             22,436     925,261
    Exponent, Inc.                                            1,400      98,588
#   Fastenal Co.                                             30,365   1,520,679
*   Federal Signal Corp.                                      6,721     102,025
    FedEx Corp.                                              31,565   4,300,731
    Flowserve Corp.                                          16,500   1,205,325
    Fluor Corp.                                              17,555   1,328,914
    Fortune Brands Home & Security, Inc.                     16,980     676,653
    Forward Air Corp.                                         2,983     131,938
*   Franklin Covey Co.                                        1,500      30,405
    Franklin Electric Co., Inc.                               5,400     208,818
    FreightCar America, Inc.                                  1,200      31,512
*   FTI Consulting, Inc.                                      4,114     141,110
#*  Fuel Tech, Inc.                                           1,700      10,353
*   Furmanite Corp.                                           3,300      34,584
    G&K Services, Inc. Class A                                1,900     100,586
    GATX Corp.                                                4,700     308,461
*   Gencor Industries, Inc.                                     400       4,196
#*  GenCorp, Inc.                                             4,917      86,343
    Generac Holdings, Inc.                                    6,565     386,547
    General Cable Corp.                                       5,029     128,843
    General Dynamics Corp.                                   31,056   3,399,079
    General Electric Co.                                  1,098,105  29,528,043
*   Genesee & Wyoming, Inc. Class A                           5,062     501,189
*   Gibraltar Industries, Inc.                                3,140      53,631
    Global Power Equipment Group, Inc.                        1,290      22,614

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Industrials -- (Continued)
#*  Goldfield Corp. (The)                                    1,983 $    4,085
    Gorman-Rupp Co. (The)                                    2,441     75,793
*   GP Strategies Corp.                                      1,842     48,408
    Graco, Inc.                                              6,625    480,313
#*  GrafTech International, Ltd.                             7,182     80,510
    Graham Corp.                                             1,500     44,760
    Granite Construction, Inc.                               3,685    137,745
*   Great Lakes Dredge & Dock Corp.                          6,665     57,519
#*  Greenbrier Cos., Inc. (The)                              2,169    113,742
#   Griffon Corp.                                            5,003     53,232
*   H&E Equipment Services, Inc.                             3,255    125,480
    Hardinge, Inc.                                             700      9,352
    Harsco Corp.                                             8,088    193,546
#*  Hawaiian Holdings, Inc.                                  4,038     58,349
#   Healthcare Services Group, Inc.                          6,481    188,597
#   Heartland Express, Inc.                                  5,162    112,325
#   HEICO Corp.                                              2,000    110,640
    HEICO Corp. Class A                                      3,551    144,703
    Heidrick & Struggles International, Inc.                 1,861     35,080
    Herman Miller, Inc.                                      6,453    198,946
*   Hertz Global Holdings, Inc.                             38,477  1,095,440
*   Hexcel Corp.                                            10,870    453,170
*   Hill International, Inc.                                 4,200     28,224
#   HNI Corp.                                                4,673    164,630
    Honeywell International, Inc.                           79,802  7,413,606
    Houston Wire & Cable Co.                                 2,370     29,530
*   Hub Group, Inc. Class A                                  3,714    165,830
    Hubbell, Inc. Class A                                      275     30,828
    Hubbell, Inc. Class B                                    5,637    663,588
*   Hudson Global, Inc.                                      3,600     12,780
    Huntington Ingalls Industries, Inc.                      5,491    565,573
    Hurco Cos., Inc.                                           883     23,541
*   Huron Consulting Group, Inc.                             2,384    169,741
    Hyster-Yale Materials Handling, Inc.                     1,066    102,752
*   ICF International, Inc.                                  1,750     68,198
    IDEX Corp.                                               8,775    654,352
*   IHS, Inc. Class A                                        6,390    770,826
    Illinois Tool Works, Inc.                               44,193  3,766,569
    Ingersoll-Rand P.L.C.                                   31,966  1,911,567
#*  InnerWorkings, Inc.                                      5,543     39,910
#*  Innovative Solutions & Support, Inc.                     1,906     12,827
    Insperity, Inc.                                          2,180     69,891
    Insteel Industries, Inc.                                 2,000     41,160
*   Integrated Electrical Services, Inc.                       707      4,390
#   Interface, Inc.                                          7,269    130,769
#   International Shipholding Corp.                            637     17,161
#   Intersections, Inc.                                      1,231      6,918
    Iron Mountain, Inc.                                     13,356    379,845
    ITT Corp.                                                9,589    413,669
*   Jacobs Engineering Group, Inc.                          13,400    773,180
    JB Hunt Transport Services, Inc.                        10,057    765,338
#*  JetBlue Airways Corp.                                   26,500    209,483

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Industrials -- (Continued)
    John Bean Technologies Corp.                             2,998 $   86,912
#   Joy Global, Inc.                                        10,525    635,500
    Kadant, Inc.                                               900     31,275
#   Kaman Corp.                                             10,849    455,333
    Kansas City Southern                                    11,900  1,200,472
    KAR Auction Services, Inc.                              10,739    319,807
    KBR, Inc.                                               15,190    385,370
    Kelly Services, Inc. Class A                             2,711     57,094
#   Kennametal, Inc.                                         8,500    397,205
*   Key Technology, Inc.                                       744      9,174
    Kforce, Inc.                                             2,790     64,505
    Kimball International, Inc. Class B                      2,500     41,900
*   Kirby Corp.                                              5,300    533,286
#   Knight Transportation, Inc.                              5,768    136,875
    Knoll, Inc.                                              5,103     92,824
*   Korn/Ferry International                                 4,871    141,503
#*  Kratos Defense & Security Solutions, Inc.                3,728     26,916
    L-3 Communications Holdings, Inc.                       11,000  1,269,070
    Landstar System, Inc.                                    4,810    302,982
*   Lawson Products, Inc.                                      649     10,871
#*  Layne Christensen Co.                                    1,700     29,614
    LB Foster Co. Class A                                      581     27,510
    Lennox International, Inc.                               4,700    394,001
    Lincoln Electric Holdings, Inc.                          8,460    565,213
#   Lindsay Corp.                                            1,349    118,887
#*  LMI Aerospace, Inc.                                        698      9,521
    Lockheed Martin Corp.                                   29,138  4,782,711
    LSI Industries, Inc.                                     2,400     18,264
*   Lydall, Inc.                                             1,419     33,219
#   Manitowoc Co., Inc. (The)                               13,600    432,208
    Manpowergroup, Inc.                                      7,713    627,375
    Marten Transport, Ltd.                                   3,358     78,779
    Masco Corp.                                             38,326    769,969
#*  MasTec, Inc.                                             6,300    249,354
    Matson, Inc.                                             4,200     99,498
    McGrath RentCorp                                         2,486     78,508
*   Meritor, Inc.                                            9,997    118,664
#*  Metalico, Inc.                                           5,606      8,633
*   Mfri, Inc.                                               1,091     11,881
#*  Middleby Corp. (The)                                     2,025    511,272
    Miller Industries, Inc.                                  1,421     27,525
*   Mistras Group, Inc.                                        203      4,610
    Mobile Mini, Inc.                                        3,786    167,265
*   Moog, Inc. Class A                                       3,953    258,724
*   MRC Global, Inc.                                         6,500    189,735
    MSA Safety, Inc.                                         3,481    183,623
    MSC Industrial Direct Co., Inc. Class A                  5,217    475,060
    Mueller Industries, Inc.                                 5,800    167,852
    Mueller Water Products, Inc. Class A                    15,235    138,943
    Multi-Color Corp.                                        1,486     51,787
*   MYR Group, Inc.                                          2,509     58,861
#   National Presto Industries, Inc.                           737     53,256

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Industrials -- (Continued)
*   Navigant Consulting, Inc.                                4,323 $   72,626
#*  NCI Building Systems, Inc.                                 674     10,541
    Nielsen Holdings NV                                     26,192  1,229,714
    NL Industries, Inc.                                      4,704     47,181
    NN, Inc.                                                 1,100     21,527
    Nordson Corp.                                            6,170    458,740
    Norfolk Southern Corp.                                  33,685  3,184,243
*   Nortek, Inc.                                               786     64,578
    Northrop Grumman Corp.                                  23,919  2,906,398
*   Northwest Pipe Co.                                       1,100     39,347
#*  Ocean Power Technologies, Inc.                             300        810
*   Old Dominion Freight Line, Inc.                          6,962    422,106
#   Omega Flex, Inc.                                           302      6,091
*   On Assignment, Inc.                                      4,685    163,975
*   Orbital Sciences Corp.                                   5,714    167,992
*   Orion Energy Systems, Inc.                                 230      1,219
*   Orion Marine Group, Inc.                                 2,500     29,325
    Oshkosh Corp.                                            9,200    510,692
    Owens Corning                                           11,644    475,657
    PACCAR, Inc.                                            36,644  2,344,483
    Pall Corp.                                              12,100  1,018,215
*   PAM Transportation Services, Inc.                          492     12,246
*   Park-Ohio Holdings Corp.                                 1,300     75,907
    Parker Hannifin Corp.                                   15,690  1,990,747
*   Patrick Industries, Inc.                                   600     24,042
*   Pendrell Corp.                                          12,128     20,011
    Pentair, Ltd.                                           22,197  1,649,015
*   PGT, Inc.                                                2,609     25,960
*   Pike Corp.                                               2,597     24,931
#   Pitney Bowes, Inc.                                      21,813    584,588
#*  PMFG, Inc.                                                 400      2,268
#*  Polypore International, Inc.                             5,100    176,868
    Powell Industries, Inc.                                    700     44,324
*   PowerSecure International, Inc.                          2,600     57,798
    Precision Castparts Corp.                               15,585  3,944,408
    Primoris Services Corp.                                  3,064     85,731
*   Proto Labs, Inc.                                         1,283     77,673
    Quad/Graphics, Inc.                                      2,303     49,860
*   Quality Distribution, Inc.                               2,577     32,393
#   Quanex Building Products Corp.                           3,800     71,592
*   Quanta Services, Inc.                                   23,099    814,933
#   Raven Industries, Inc.                                   5,746    177,551
    Raytheon Co.                                            34,592  3,302,844
#*  RBC Bearings, Inc.                                       2,240    139,462
*   RCM Technologies, Inc.                                     395      2,678
    Regal-Beloit Corp.                                       4,464    333,595
*   Republic Airways Holdings, Inc.                          4,358     36,215
    Republic Services, Inc.                                 31,837  1,117,160
    Resources Connection, Inc.                               4,266     58,060
*   Rexnord Corp.                                            4,956    132,523
*   Roadrunner Transportation Systems, Inc.                  1,537     37,856
    Robert Half International, Inc.                         14,493    649,286

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Industrials -- (Continued)
    Rockwell Automation, Inc.                               14,920 $1,778,166
    Rockwell Collins, Inc.                                  14,032  1,089,585
    Rollins, Inc.                                            6,926    208,334
    Roper Industries, Inc.                                  10,600  1,472,870
*   RPX Corp.                                                2,672     43,767
    RR Donnelley & Sons Co.                                 21,114    371,606
*   Rush Enterprises, Inc. Class A                           2,675     85,868
    Ryder System, Inc.                                       5,488    451,004
*   Saia, Inc.                                               2,325     95,720
    Schawk, Inc.                                             2,653     53,060
*   Sensata Technologies Holding NV                         11,962    508,026
    SIFCO Industries, Inc.                                     100      3,285
    Simpson Manufacturing Co., Inc.                          3,827    125,487
    SkyWest, Inc.                                            4,969     57,640
    Snap-on, Inc.                                            6,294    730,104
#*  SolarCity Corp.                                          1,099     58,522
    Southwest Airlines Co.                                  81,139  1,961,130
*   SP Plus Corp.                                            2,343     57,216
*   Sparton Corp.                                              400     10,864
*   Spirit Aerosystems Holdings, Inc. Class A               11,500    345,345
*   Spirit Airlines, Inc.                                    7,388    419,934
    SPX Corp.                                                5,400    549,936
*   Standard Register Co. (The)                                360      2,614
    Standex International Corp.                              1,820    108,053
    Stanley Black & Decker, Inc.                            16,463  1,414,007
    Steelcase, Inc. Class A                                 13,910    229,237
*   Stericycle, Inc.                                         9,382  1,092,440
*   Sterling Construction Co., Inc.                          1,440     11,059
#   Sun Hydraulics Corp.                                     2,235     91,367
#*  Swift Transportation Co.                                 9,100    218,855
#*  TAL International Group, Inc.                            3,192    134,639
#*  Taser International, Inc.                                5,800     93,670
*   Team, Inc.                                               1,992     85,437
#*  Tecumseh Products Co. Class A                              900      5,409
*   Teledyne Technologies, Inc.                              3,700    343,582
    Tennant Co.                                              1,603    102,255
    Terex Corp.                                             11,602    502,251
*   Tetra Tech, Inc.                                         6,326    181,366
#   Textainer Group Holdings, Ltd.                           2,100     82,530
    Textron, Inc.                                           29,300  1,198,370
*   Thermon Group Holdings, Inc.                             2,619     62,385
    Timken Co. (The)                                         8,560    539,965
#   Titan International, Inc.                                4,800     84,048
#*  Titan Machinery, Inc.                                    1,496     26,389
    Toro Co. (The)                                           6,400    406,656
    Towers Watson & Co. Class A                              7,250    813,595
    TransDigm Group, Inc.                                    5,200    924,924
*   TRC Cos., Inc.                                           3,000     17,790
#*  Trex Co., Inc.                                           1,464    114,953
*   Trimas Corp.                                             3,678    131,893
    Trinity Industries, Inc.                                 8,400    630,504
#   Triumph Group, Inc.                                      5,222    338,438

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------ ------------
Industrials -- (Continued)
*   TrueBlue, Inc.                                           4,300 $    115,025
*   Tutor Perini Corp.                                       3,160       93,536
    Twin Disc, Inc.                                            668       19,325
    Tyco International, Ltd.                                49,979    2,044,141
*   Ultralife Corp.                                          2,100        7,560
    UniFirst Corp.                                           1,540      148,210
    Union Pacific Corp.                                     50,016    9,524,547
*   United Continental Holdings, Inc.                       38,634    1,578,972
    United Parcel Service, Inc. Class B                     76,915    7,576,128
#*  United Rentals, Inc.                                     9,037      847,942
    United Stationers, Inc.                                  3,629      136,196
    United Technologies Corp.                               93,907   11,112,015
    Universal Forest Products, Inc.                          1,800       90,882
#   Universal Truckload Services, Inc.                         888       21,898
    URS Corp.                                                8,279      390,106
    US Ecology, Inc.                                         1,848       82,513
#*  USA Truck, Inc.                                          1,235       20,575
#*  USG Corp.                                                9,800      292,628
#   UTi Worldwide, Inc.                                      9,764       95,590
#   Valmont Industries, Inc.                                 2,500      372,275
*   Verisk Analytics, Inc. Class A                          15,487      930,614
*   Versar, Inc.                                             1,500        5,790
    Viad Corp.                                               1,850       42,643
*   Vicor Corp.                                              1,200       10,032
*   Virco Manufacturing Corp.                                1,718        3,771
    VSE Corp.                                                  800       49,976
#*  Wabash National Corp.                                    6,947       92,812
*   WABCO Holdings, Inc.                                     6,600      706,266
    Wabtec Corp.                                            10,320      769,356
    Waste Connections, Inc.                                 12,075      539,270
    Waste Management, Inc.                                  46,755    2,078,260
    Watsco, Inc.                                             2,800      288,148
    Watts Water Technologies, Inc. Class A                   2,870      152,684
#   Werner Enterprises, Inc.                                 4,400      112,640
*   Wesco Aircraft Holdings, Inc.                            1,713       34,705
#*  WESCO International, Inc.                                4,287      376,313
*   Willis Lease Finance Corp.                                 400        8,064
    Woodward, Inc.                                           6,716      301,078
    WW Grainger, Inc.                                        6,200    1,577,280
#*  XPO Logistics, Inc.                                        827       22,445
    Xylem, Inc.                                             19,333      726,727
                                                                   ------------
Total Industrials                                                   260,277,278
                                                                   ------------
Information Technology -- (17.7%)
#*  3D Systems Corp.                                        10,300      487,602
    Accenture P.L.C. Class A                                69,596    5,582,991
*   ACI Worldwide, Inc.                                      3,658      209,055
    Activision Blizzard, Inc.                               41,100      822,411
*   Actuate Corp.                                            5,359       30,171
*   Acxiom Corp.                                             7,928      223,887
#*  ADDvantage Technologies Group, Inc.                        400        1,344
*   Adobe Systems, Inc.                                     51,768    3,193,568

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
#   ADTRAN, Inc.                                              3,362 $    75,410
*   Advanced Energy Industries, Inc.                          4,259      93,187
#*  Advanced Micro Devices, Inc.                             23,368      95,575
    Advent Software, Inc.                                     5,022     144,734
*   Agilysys, Inc.                                            2,000      25,080
*   Akamai Technologies, Inc.                                18,769     996,071
*   Alliance Data Systems Corp.                               5,600   1,354,640
*   Alpha & Omega Semiconductor, Ltd.                           640       4,608
    Altera Corp.                                             33,767   1,098,103
    Amdocs, Ltd.                                             16,670     775,655
    American Software, Inc. Class A                           2,676      25,797
#*  Amkor Technology, Inc.                                    9,515      75,644
    Amphenol Corp. Class A                                   16,844   1,606,075
*   Amtech Systems, Inc.                                        700       5,985
#*  ANADIGICS, Inc.                                           8,617      10,771
    Analog Devices, Inc.                                     32,518   1,667,848
    Anixter International, Inc.                               3,000     293,940
*   ANSYS, Inc.                                               9,592     731,966
*   AOL, Inc.                                                 8,562     366,539
    Apple, Inc.                                              96,789  57,114,221
    Applied Materials, Inc.                                 129,786   2,473,721
*   Applied Micro Circuits Corp.                              8,159      79,224
*   ARRIS Group, Inc.                                        12,650     330,039
*   Arrow Electronics, Inc.                                  11,300     641,275
*   Aspen Technology, Inc.                                    9,812     421,818
*   Atmel Corp.                                              46,749     363,240
*   Autodesk, Inc.                                           23,409   1,124,100
    Automatic Data Processing, Inc.                          48,971   3,817,779
    Avago Technologies, Ltd.                                 25,103   1,594,041
#*  AVG Technologies NV                                       6,739     126,221
#*  Aviat Networks, Inc.                                      6,079       9,179
#*  Avid Technology, Inc.                                     3,971      29,981
    Avnet, Inc.                                              15,500     668,515
    AVX Corp.                                                 6,815      90,980
#*  Aware, Inc.                                               2,752      15,246
*   Axcelis Technologies, Inc.                                1,800       3,222
*   AXT, Inc.                                                 2,829       6,111
    Badger Meter, Inc.                                        1,600      79,280
    Bel Fuse, Inc. Class B                                    1,175      25,568
    Belden, Inc.                                              4,749     350,524
*   Benchmark Electronics, Inc.                               4,988     115,622
    Black Box Corp.                                           2,047      43,519
    Blackbaud, Inc.                                           4,400     133,980
*   Blackhawk Network Holdings, Inc. Class B                  4,398     101,286
*   Blucora, Inc.                                             5,747     110,630
    Booz Allen Hamilton Holding Corp.                         4,684     108,856
#*  Bottomline Technologies de, Inc.                          3,763     119,061
    Broadcom Corp. Class A                                   54,012   1,664,110
    Broadridge Financial Solutions, Inc.                     13,095     502,062
*   Brocade Communications Systems, Inc.                     46,371     431,714
    Brooks Automation, Inc.                                   5,441      55,661
*   BTU International, Inc.                                     600       1,758

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
    CA, Inc.                                                 34,897 $ 1,051,796
*   Cabot Microelectronics Corp.                              2,700     117,099
#*  CACI International, Inc. Class A                          2,335     162,633
*   Cadence Design Systems, Inc.                             30,500     474,580
*   CalAmp Corp.                                              3,487      61,894
*   Calix, Inc.                                               3,886      34,236
*   Cardtronics, Inc.                                         5,453     182,566
*   Cascade Microtech, Inc.                                   1,242      13,265
#   Cass Information Systems, Inc.                            1,118      56,470
*   Ceva, Inc.                                                1,916      31,097
*   Checkpoint Systems, Inc.                                  4,385      55,996
*   CIBER, Inc.                                              16,532      71,418
#*  Ciena Corp.                                              13,235     261,656
*   Cinedigm Corp.                                            9,275      23,188
#*  Cirrus Logic, Inc.                                        4,732     105,524
    Cisco Systems, Inc.                                     566,126  13,083,172
#*  Citrix Systems, Inc.                                     19,517   1,157,553
*   Clearfield, Inc.                                            574       9,046
*   Cognex Corp.                                              8,336     287,008
*   Cognizant Technology Solutions Corp. Class A             67,004   3,209,827
*   Coherent, Inc.                                            2,264     135,183
    Cohu, Inc.                                                1,500      15,450
    Communications Systems, Inc.                              1,155      13,964
#*  CommVault Systems, Inc.                                   4,695     227,238
    Computer Sciences Corp.                                  16,353     967,771
    Computer Task Group, Inc.                                 1,400      22,134
    Compuware Corp.                                          19,868     205,832
*   comScore, Inc.                                            2,204      69,051
    Comtech Telecommunications Corp.                          1,794      56,960
*   Comverse, Inc.                                            1,137      28,357
#*  Concur Technologies, Inc.                                 5,200     418,444
*   Constant Contact, Inc.                                    2,332      60,306
    Convergys Corp.                                          11,700     252,018
#*  Conversant, Inc.                                          7,300     178,412
*   CoreLogic, Inc.                                           9,249     259,249
    Corning, Inc.                                           158,824   3,321,010
*   CoStar Group, Inc.                                        2,894     465,616
*   Cray, Inc.                                                4,250     122,018
#*  Cree, Inc.                                               11,750     554,248
*   Crexendo, Inc.                                            1,426       4,535
    CSG Systems International, Inc.                           3,600      94,896
    CTS Corp.                                                 6,518     115,955
*   CyberOptics Corp.                                         1,199       9,016
    Daktronics, Inc.                                          4,150      54,033
*   Datalink Corp.                                            1,423      18,271
*   Dealertrack Technologies, Inc.                            4,579     209,215
#*  Demand Media, Inc.                                        2,765      11,502
*   Dice Holdings, Inc.                                       4,237      32,413
#   Diebold, Inc.                                             5,900     221,899
*   Digi International, Inc.                                  2,040      18,074
#   Digimarc Corp.                                              858      28,331
*   Digital River, Inc.                                       3,500      53,515

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
*   Diodes, Inc.                                              3,450 $    90,977
*   Dolby Laboratories, Inc. Class A                          5,260     209,611
*   Dot Hill Systems Corp.                                    3,766      15,554
*   DSP Group, Inc.                                           3,109      24,748
    DST Systems, Inc.                                         3,693     340,458
*   DTS, Inc.                                                 1,182      21,997
#   EarthLink Holdings Corp.                                  6,569      22,400
*   eBay, Inc.                                              125,009   6,479,216
#   Ebix, Inc.                                                5,000      78,900
*   EchoStar Corp. Class A                                    4,501     202,365
*   Edgewater Technology, Inc.                                1,000       7,080
    Electro Rent Corp.                                        2,590      41,829
    Electro Scientific Industries, Inc.                       2,430      20,606
*   Electronic Arts, Inc.                                    33,626     951,616
*   Electronics for Imaging, Inc.                             5,000     188,950
#*  Ellie Mae, Inc.                                           1,400      34,146
#*  eMagin Corp.                                              2,210       5,326
    EMC Corp.                                               217,849   5,620,504
#*  Emcore Corp.                                                827       3,994
*   Emulex Corp.                                              8,842      63,220
*   Entegris, Inc.                                           13,900     154,151
#*  Entropic Communications, Inc.                             6,575      24,262
*   Envestnet, Inc.                                           1,389      51,185
*   EPAM Systems, Inc.                                          635      19,768
    EPIQ Systems, Inc.                                        4,051      51,812
*   ePlus, Inc.                                                 500      25,020
#*  Equinix, Inc.                                             5,318     998,774
*   Euronet Worldwide, Inc.                                   4,700     216,153
*   Exar Corp.                                                4,019      43,486
*   ExlService Holdings, Inc.                                 2,442      69,096
*   Extreme Networks, Inc.                                    6,199      35,458
*   F5 Networks, Inc.                                         7,950     836,102
*   Fabrinet                                                    500      10,800
*   Facebook, Inc. Class A                                  176,180  10,532,040
#   FactSet Research Systems, Inc.                            4,350     463,275
    Fair Isaac Corp.                                          3,625     207,350
#*  Fairchild Semiconductor International, Inc.              13,385     170,391
*   FARO Technologies, Inc.                                   2,100      83,790
    FEI Co.                                                   4,165     331,201
    Fidelity National Information Services, Inc.             29,520   1,577,254
#*  Finisar Corp.                                             9,600     251,040
*   First Solar, Inc.                                         6,579     444,017
*   Fiserv, Inc.                                             28,600   1,738,308
*   FleetCor Technologies, Inc.                               6,925     790,350
    FLIR Systems, Inc.                                       16,900     575,276
*   FormFactor, Inc.                                          6,406      36,835
    Forrester Research, Inc.                                  1,137      40,284
*   Fortinet, Inc.                                           13,661     300,269
#*  Freescale Semiconductor, Ltd.                             6,800     149,396
*   Frequency Electronics, Inc.                                 798       8,503
#*  Fusion-io, Inc.                                           5,608      48,397
*   Gartner, Inc.                                            10,000     689,400

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
*   Genpact, Ltd.                                            22,351 $   376,838
*   Global Cash Access Holdings, Inc.                         5,930      39,138
    Global Payments, Inc.                                     8,396     561,105
*   Google, Inc. Class A                                     30,123  16,112,190
*   Google, Inc. Class C                                     30,123  15,864,579
*   GSE Systems, Inc.                                         1,745       3,054
*   GSI Group, Inc.                                           1,769      21,476
*   GSI Technology, Inc.                                      3,200      20,320
#*  GT Advanced Technologies, Inc.                           12,200     202,642
*   Guidewire Software, Inc.                                  5,719     215,949
    Hackett Group, Inc. (The)                                 5,500      33,000
*   Harmonic, Inc.                                           10,205      71,741
    Harris Corp.                                             12,040     885,181
#   Heartland Payment Systems, Inc.                           4,300     176,042
    Hewlett-Packard Co.                                     205,028   6,778,226
    Hittite Microwave Corp.                                   3,110     184,610
*   Hutchinson Technology, Inc.                               1,900       5,282
    IAC/InterActiveCorp                                       8,300     550,124
*   ID Systems, Inc.                                          1,700       9,571
*   Identive Group, Inc.                                      1,092         928
*   IEC Electronics Corp.                                       638       2,839
*   iGATE Corp.                                               3,200     117,120
*   II-VI, Inc.                                               4,886      70,358
*   Imation Corp.                                             2,440      10,541
#*  Immersion Corp.                                             597       6,770
#*  Infinera Corp.                                           10,000      89,600
*   Informatica Corp.                                        11,100     393,495
*   Ingram Micro, Inc. Class A                               16,470     444,031
*   Innodata, Inc.                                            2,754       9,281
*   Inphi Corp.                                               1,500      22,185
*   Insight Enterprises, Inc.                                 4,020     105,002
*   Integrated Device Technology, Inc.                       15,881     185,331
*   Integrated Silicon Solution, Inc.                         3,810      55,093
    Intel Corp.                                             538,727  14,378,624
*   Interactive Intelligence Group, Inc.                      1,900     118,883
#   InterDigital, Inc.                                        4,500     156,240
#*  Internap Network Services Corp.                           7,852      52,765
    International Business Machines Corp.                   104,744  20,579,054
*   International Rectifier Corp.                             6,589     171,578
*   Interphase Corp.                                            490       2,671
    Intersil Corp. Class A                                   12,140     149,808
*   Intevac, Inc.                                             2,384      19,191
*   IntraLinks Holdings, Inc.                                   721       6,597
*   IntriCon Corp.                                              800       5,288
    Intuit, Inc.                                             29,798   2,257,199
#*  IPG Photonics Corp.                                       3,576     231,117
*   Iteris, Inc.                                                600       1,164
#*  Itron, Inc.                                               4,100     155,800
*   Ixia                                                      4,546      56,461
    IXYS Corp.                                                2,391      25,799
#   j2 Global, Inc.                                           5,183     240,284
    Jabil Circuit, Inc.                                      19,112     329,873

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
    Jack Henry & Associates, Inc.                             8,990 $   495,888
*   JDS Uniphase Corp.                                       25,300     320,551
*   Juniper Networks, Inc.                                   51,449   1,270,276
*   Kemet Corp.                                               2,594      12,996
*   Key Tronic Corp.                                            749       7,850
    KLA-Tencor Corp.                                         17,570   1,124,304
*   Knowles Corp.                                             9,690     270,642
*   Kofax, Ltd.                                               1,816      13,765
*   Kopin Corp.                                               8,696      28,349
*   Kulicke & Soffa Industries, Inc.                          6,752      99,322
*   KVH Industries, Inc.                                      2,000      27,020
*   Lam Research Corp.                                       16,902     973,724
*   Lattice Semiconductor Corp.                               8,552      72,008
#   Leidos Holdings, Inc.                                     7,400     275,576
    Lexmark International, Inc. Class A                       7,972     342,796
*   Limelight Networks, Inc.                                  5,494      11,373
    Linear Technology Corp.                                  24,807   1,103,912
*   LinkedIn Corp. Class A                                   13,138   2,016,289
*   Lionbridge Technologies, Inc.                             5,700      33,516
*   Liquidity Services, Inc.                                    652      11,247
    Littelfuse, Inc.                                          2,279     206,363
*   LoJack Corp.                                              2,400      13,608
    LSI Corp.                                                62,544     696,740
*   LTX-Credence Corp.                                        4,140      39,868
*   Magnachip Semiconductor Corp.                             2,100      29,400
*   Manhattan Associates, Inc.                                8,776     276,707
#   ManTech International Corp. Class A                       2,440      72,785
    Marchex, Inc. Class B                                     3,183      29,443
    Marvell Technology Group, Ltd.                           49,822     790,177
    MasterCard, Inc. Class A                                124,910   9,187,130
*   Mattersight Corp.                                           500       3,155
*   Mattson Technology, Inc.                                    200         398
    Maxim Integrated Products, Inc.                          30,528     990,328
    MAXIMUS, Inc.                                             7,600     323,532
*   MaxLinear, Inc. Class A                                   1,002       7,886
#*  Maxwell Technologies, Inc.                                  703      10,587
#*  Measurement Specialties, Inc.                             1,500      96,525
    Mentor Graphics Corp.                                    12,551     259,806
*   Mercury Systems, Inc.                                     2,500      34,900
#   Mesa Laboratories, Inc.                                     300      25,710
    Methode Electronics, Inc.                                 5,669     157,258
    Micrel, Inc.                                              5,800      57,768
#   Microchip Technology, Inc.                               21,068   1,001,573
*   Micron Technology, Inc.                                 104,164   2,720,764
*   MICROS Systems, Inc.                                      8,400     432,600
*   Microsemi Corp.                                           9,716     228,520
    Microsoft Corp.                                         857,750  34,653,100
    MKS Instruments, Inc.                                     5,048     142,101
    MOCON, Inc.                                                 535       8,549
#*  ModusLink Global Solutions, Inc.                          5,100      20,604
*   MoneyGram International, Inc.                             1,383      18,256
*   Monolithic Power Systems, Inc.                            3,320     123,172

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
    Monotype Imaging Holdings, Inc.                           4,300 $   113,563
*   Monster Worldwide, Inc.                                  12,900      88,881
#*  MoSys, Inc.                                               3,108      12,152
    Motorola Solutions, Inc.                                 25,841   1,642,971
*   Move, Inc.                                                4,260      45,539
#   MTS Systems Corp.                                         1,700     109,599
*   Multi-Fineline Electronix, Inc.                           1,672      20,699
*   Nanometrics, Inc.                                         2,297      37,349
#   National Instruments Corp.                               10,553     288,202
*   NCI, Inc. Class A                                         1,200      11,964
*   NCR Corp.                                                17,270     526,908
#*  NeoPhotonics Corp.                                          780       4,501
    NetApp, Inc.                                             38,360   1,366,000
*   NETGEAR, Inc.                                             3,951     127,617
*   Netscout Systems, Inc.                                    3,814     148,593
*   NetSuite, Inc.                                            2,800     216,468
#*  NeuStar, Inc. Class A                                     7,800     200,616
*   Newport Corp.                                             5,630     105,168
    NIC, Inc.                                                 5,718     104,868
*   Novatel Wireless, Inc.                                    4,993       9,037
#*  Nuance Communications, Inc.                              25,192     405,339
#*  Numerex Corp. Class A                                       700       7,175
    NVIDIA Corp.                                             63,600   1,174,692
*   Oclaro, Inc.                                              4,000      13,600
*   OmniVision Technologies, Inc.                             5,145     100,482
*   ON Semiconductor Corp.                                   48,843     459,613
*   OpenTable, Inc.                                           2,388     160,378
*   Oplink Communications, Inc.                               1,500      25,710
    Optical Cable Corp.                                       1,300       4,927
    Oracle Corp.                                            400,229  16,361,362
*   OSI Systems, Inc.                                         2,078     115,973
*   Palo Alto Networks, Inc.                                  2,300     146,234
*   Pandora Media, Inc.                                      14,445     338,302
*   PAR Technology Corp.                                      1,750       8,453
    Park Electrochemical Corp.                                2,544      67,823
    Paychex, Inc.                                            35,021   1,464,228
    PC Connection, Inc.                                       1,900      38,019
    PC-Tel, Inc.                                              2,700      22,275
*   PCM, Inc.                                                 1,468      15,297
*   PDF Solutions, Inc.                                       3,109      58,356
    Pegasystems, Inc.                                         2,690      44,573
#   Perceptron, Inc.                                            528       6,230
*   Perficient, Inc.                                          2,556      46,698
*   Pericom Semiconductor Corp.                               2,935      23,685
*   Photronics, Inc.                                          5,488      47,636
#*  Planar Systems, Inc.                                        930       2,046
    Plantronics, Inc.                                         4,499     196,021
*   Plexus Corp.                                              2,240      93,901
*   PLX Technology, Inc.                                      3,500      20,300
*   PMC-Sierra, Inc.                                         21,900     149,796
*   Polycom, Inc.                                            18,000     221,400
    Power Integrations, Inc.                                  2,919     137,864

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
*   PRGX Global, Inc.                                         2,100 $    13,503
#*  Procera Networks, Inc.                                    1,209      11,195
*   Progress Software Corp.                                   6,750     144,855
*   PTC, Inc.                                                15,600     551,772
    QAD, Inc. Class A                                           739      14,078
    QAD, Inc. Class B                                           184       2,869
*   QLogic Corp.                                              7,416      85,877
    QUALCOMM, Inc.                                          184,909  14,554,187
*   Qualstar Corp.                                              300         453
*   QuinStreet, Inc.                                          2,500      15,250
*   Qumu Corp.                                                1,254      16,866
#*  Rackspace Hosting, Inc.                                  11,300     327,926
*   Radisys Corp.                                             2,460       7,872
#*  Rambus, Inc.                                             10,013     121,057
#*  RealD, Inc.                                               2,400      26,304
*   RealNetworks, Inc.                                        3,050      22,997
#*  RealPage, Inc.                                            5,000      88,750
*   Red Hat, Inc.                                            20,680   1,006,082
#*  Reis, Inc.                                                1,130      18,600
*   RF Micro Devices, Inc.                                   28,986     244,642
    Richardson Electronics, Ltd.                              2,200      22,044
*   Riverbed Technology, Inc.                                16,842     327,577
*   Rofin-Sinar Technologies, Inc.                            1,380      30,636
*   Rogers Corp.                                              1,570      94,231
*   Rosetta Stone, Inc.                                       1,296      15,435
*   Rovi Corp.                                               11,513     256,625
#*  Rubicon Technology, Inc.                                  1,987      20,128
*   Rudolph Technologies, Inc.                                2,529      23,039
*   Salesforce.com, Inc.                                     67,791   3,501,405
    SanDisk Corp.                                            25,120   2,134,446
*   Sanmina Corp.                                             7,765     157,241
*   Sapient Corp.                                            12,399     201,732
*   ScanSource, Inc.                                          2,184      83,887
    Science Applications International Corp.                  4,228     164,892
*   Seachange International, Inc.                             3,000      28,110
    Seagate Technology P.L.C.                                38,610   2,030,114
*   Semtech Corp.                                             7,320     175,534
*   ServiceNow, Inc.                                         13,194     656,006
*   ShoreTel, Inc.                                            4,620      34,881
#*  Shutterstock, Inc.                                          900      65,259
*   Sigma Designs, Inc.                                       2,500       9,425
#*  Silicon Graphics International Corp.                      1,172      14,158
*   Silicon Image, Inc.                                       9,089      50,989
*   Silicon Laboratories, Inc.                                4,220     189,689
*   Skyworks Solutions, Inc.                                 19,121     784,917
*   Smith Micro Software, Inc.                                3,600       5,976
*   SolarWinds, Inc.                                          6,337     255,508
    Solera Holdings, Inc.                                     7,592     491,810
*   Sonus Networks, Inc.                                     22,816      74,608
*   Spansion, Inc. Class A                                    5,765     102,790
*   Splunk, Inc.                                              8,864     483,708
*   SS&C Technologies Holdings, Inc.                          6,095     237,217

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Information Technology -- (Continued)
*   Stamps.com, Inc.                                          1,538 $   53,384
*   StarTek, Inc.                                             2,385     16,576
#*  Stratasys, Ltd.                                           3,698    358,225
#*  SunEdison, Inc.                                          25,420    488,827
#*  SunPower Corp.                                            4,042    135,084
*   Super Micro Computer, Inc.                                2,009     40,903
*   support.com, Inc.                                         5,150     12,721
*   Sykes Enterprises, Inc.                                   3,800     75,202
    Symantec Corp.                                           73,841  1,497,495
#*  Synaptics, Inc.                                           3,400    211,310
#*  Synchronoss Technologies, Inc.                            3,036     92,416
*   SYNNEX Corp.                                              2,358    158,882
*   Synopsys, Inc.                                           15,668    589,430
*   Syntel, Inc.                                              2,000    160,640
*   Take-Two Interactive Software, Inc.                       8,400    171,192
    TE Connectivity, Ltd.                                    44,823  2,643,661
*   Tech Data Corp.                                           3,513    219,527
*   TeleCommunication Systems, Inc. Class A                   4,140     10,557
*   Telenav, Inc.                                             1,400      8,582
*   TeleTech Holdings, Inc.                                   2,400     57,912
#*  Teradata Corp.                                           17,385    790,322
#*  Teradyne, Inc.                                           20,067    354,584
#   Tessco Technologies, Inc.                                 1,314     43,217
    Tessera Technologies, Inc.                                4,753    104,233
    Texas Instruments, Inc.                                 117,577  5,343,875
*   TIBCO Software, Inc.                                     16,800    329,784
    Total System Services, Inc.                              17,783    564,966
    Transact Technologies, Inc.                                 600      6,414
#*  Travelzoo, Inc.                                             400      7,176
*   Trimble Navigation, Ltd.                                 26,764  1,028,541
*   TriQuint Semiconductor, Inc.                             16,900    239,642
*   TTM Technologies, Inc.                                    5,400     42,606
*   Tyler Technologies, Inc.                                  3,125    255,156
#*  Ubiquiti Networks, Inc.                                   1,600     61,968
*   Ultimate Software Group, Inc. (The)                       2,896    346,448
*   Ultra Clean Holdings, Inc.                                2,422     20,635
#*  Ultratech, Inc.                                           2,900     77,198
*   Unisys Corp.                                              4,732    115,319
    United Online, Inc.                                       1,335     15,820
#*  Universal Display Corp.                                     137      3,569
*   Unwired Planet, Inc.                                      5,758     13,128
#*  USA Technologies, Inc.                                      346        699
#*  Vantiv, Inc. Class A                                     12,772    392,739
#*  Veeco Instruments, Inc.                                   3,900    144,183
*   VeriFone Systems, Inc.                                   10,903    364,596
*   Verint Systems, Inc.                                      5,543    242,617
#*  VeriSign, Inc.                                           16,123    760,683
#*  ViaSat, Inc.                                              3,800    243,998
#*  Viasystems Group, Inc.                                    1,015     12,200
*   Vicon Industries, Inc.                                      900      2,628
*   Video Display Corp.                                       1,359      4,716
*   Virtusa Corp.                                             2,057     67,819

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Information Technology -- (Continued)
    Visa, Inc. Class A                                      55,143 $ 11,172,523
#   Vishay Intertechnology, Inc.                            12,724      180,935
*   Vishay Precision Group, Inc.                             1,973       32,022
#*  VistaPrint NV                                            3,805      150,183
#*  VMware, Inc. Class A                                    13,142    1,215,766
    Wayside Technology Group, Inc.                             152        2,456
*   Web.com Group, Inc.                                      4,205      129,136
#*  WebMD Health Corp.                                       4,087      180,196
*   Westell Technologies, Inc. Class A                       5,426       17,689
    Western Digital Corp.                                   24,098    2,123,757
#   Western Union Co. (The)                                 63,452    1,006,983
#*  WEX, Inc.                                                3,940      378,122
#*  Workday, Inc. Class A                                    7,188      525,227
    Xerox Corp.                                            135,087    1,633,202
    Xilinx, Inc.                                            28,230    1,332,174
*   XO Group, Inc.                                           4,000       42,480
*   Yahoo!, Inc.                                           119,439    4,293,832
#*  Yelp, Inc.                                               5,849      341,114
*   Zebra Technologies Corp. Class A                         5,483      380,740
#*  Zillow, Inc. Class A                                     3,000      326,100
*   Zix Corp.                                                4,055       13,300
*   Zygo Corp.                                               1,309       25,185
#*  Zynga, Inc. Class A                                     66,600      269,730
                                                                   ------------
Total Information Technology                                        402,510,928
                                                                   ------------
Materials -- (3.8%)
    A Schulman, Inc.                                         3,119      112,034
*   AEP Industries, Inc.                                       422       15,032
    Air Products & Chemicals, Inc.                          22,353    2,626,925
    Airgas, Inc.                                             7,460      792,700
#*  AK Steel Holding Corp.                                   7,657       53,599
    Albemarle Corp.                                          9,203      616,969
    Alcoa, Inc.                                            115,538    1,556,297
    Allegheny Technologies, Inc.                             9,806      404,007
#*  Allied Nevada Gold Corp.                                 9,346       31,683
#*  AM Castle & Co.                                          1,388       17,045
    AMCOL International Corp.                                2,400      110,040
#   American Vanguard Corp.                                  2,950       52,540
    Ampco-Pittsburgh Corp.                                     700       14,021
    Aptargroup, Inc.                                         7,000      471,940
*   Arabian American Development Co.                           613        6,700
    Ashland, Inc.                                            8,407      812,116
    Avery Dennison Corp.                                    10,701      520,711
#   Axiall Corp.                                            11,296      526,394
    Balchem Corp.                                            3,412      211,373
    Ball Corp.                                              15,487      870,215
    Bemis Co., Inc.                                         11,191      450,326
*   Berry Plastics Group, Inc.                               7,766      174,657
    Cabot Corp.                                              6,836      395,121
*   Calgon Carbon Corp.                                      5,900      118,177
    Carpenter Technology Corp.                               4,601      288,943
    Celanese Corp. Series A                                 16,930    1,040,010

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Materials -- (Continued)
*   Century Aluminum Co.                                       4,940 $   67,925
    CF Industries Holdings, Inc.                               6,823  1,672,795
    Chase Corp.                                                1,300     40,482
#*  Chemtura Corp.                                            10,398    231,875
*   Clearwater Paper Corp.                                     2,200    135,058
#   Cliffs Natural Resources, Inc.                            15,500    274,660
#*  Codexis, Inc.                                              1,220      2,074
*   Coeur Mining, Inc.                                         9,600     83,136
    Commercial Metals Co.                                     11,043    212,026
    Compass Minerals International, Inc.                       3,504    320,966
*   Core Molding Technologies, Inc.                              389      4,672
*   Crown Holdings, Inc.                                      15,714    741,229
    Cytec Industries, Inc.                                     4,600    438,472
    Deltic Timber Corp.                                        1,082     65,731
    Domtar Corp.                                               3,743    349,446
    Dow Chemical Co. (The)                                   128,475  6,410,902
    Eagle Materials, Inc.                                      5,119    426,566
    Eastman Chemical Co.                                      16,276  1,418,779
    Ecolab, Inc.                                              30,492  3,190,683
    EI du Pont de Nemours & Co.                               98,888  6,657,140
*   Ferro Corp.                                                7,900    102,542
#*  Flotek Industries, Inc.                                    5,082    142,347
    FMC Corp.                                                 14,500  1,116,500
    Freeport-McMoRan Copper & Gold, Inc.                     110,767  3,807,062
    Friedman Industries, Inc.                                    599      5,139
    FutureFuel Corp.                                           1,256     25,208
#*  General Moly, Inc.                                         4,913      5,404
    Globe Specialty Metals, Inc.                               6,858    132,908
#*  Golden Minerals Co.                                        1,450      1,015
*   Graphic Packaging Holding Co.                             20,376    209,058
    Greif, Inc. Class A                                        2,500    135,475
    Hawkins, Inc.                                                888     32,146
    Haynes International, Inc.                                 1,800     95,490
    HB Fuller Co.                                              5,400    250,182
*   Headwaters, Inc.                                           7,000     87,360
#   Hecla Mining Co.                                          28,200     86,574
#*  Horsehead Holding Corp.                                    3,876     60,427
    Huntsman Corp.                                            21,532    539,377
    Innophos Holdings, Inc.                                    2,500    141,100
    Innospec, Inc.                                             2,400    103,344
    International Flavors & Fragrances, Inc.                   8,630    850,228
    International Paper Co.                                   43,500  2,029,275
#*  Intrepid Potash, Inc.                                      5,600     91,280
#   Kaiser Aluminum Corp.                                      1,800    126,720
*   KapStone Paper and Packaging Corp.                         8,598    226,815
    KMG Chemicals, Inc.                                        1,500     23,415
    Koppers Holdings, Inc.                                     1,980     84,546
*   Kraton Performance Polymers, Inc.                          3,187     83,021
    Kronos Worldwide, Inc.                                     2,426     37,967
#*  Landec Corp.                                               3,992     47,345
#*  Louisiana-Pacific Corp.                                   14,700    240,933
*   LSB Industries, Inc.                                       2,000     76,380

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                              SHARES   VALUE+
                                                              ------ ----------
Materials -- (Continued)
    LyondellBasell Industries NV Class A                      49,032 $4,535,460
#   Martin Marietta Materials, Inc.                            4,800    596,784
    Materion Corp.                                             1,659     55,825
#*  McEwen Mining, Inc.                                       13,772     33,053
    MeadWestvaco Corp.                                        18,272    713,887
#*  Mercer International, Inc.                                 3,588     29,709
    Minerals Technologies, Inc.                                3,500    208,215
#*  Molycorp, Inc.                                             5,989     28,448
    Monsanto Co.                                              56,970  6,306,579
    Mosaic Co. (The)                                          36,021  1,802,491
    Myers Industries, Inc.                                     3,889     72,724
    Neenah Paper, Inc.                                         1,500     75,555
#   NewMarket Corp.                                            1,212    451,252
    Newmont Mining Corp.                                      50,732  1,259,676
    Noranda Aluminum Holding Corp.                             2,200      7,810
*   Northern Technologies International Corp.                    300      6,345
    Nucor Corp.                                               33,233  1,719,808
#   Olin Corp.                                                 8,155    229,155
    Olympic Steel, Inc.                                        1,300     34,268
#   OM Group, Inc.                                             3,037     88,954
*   OMNOVA Solutions, Inc.                                     3,300     30,096
*   Owens-Illinois, Inc.                                      17,100    543,438
    Packaging Corp. of America                                10,700    712,941
*   Penford Corp.                                              1,572     19,807
    PH Glatfelter Co.                                          4,200    107,184
    PolyOne Corp.                                             10,028    375,749
    PPG Industries, Inc.                                      14,549  2,816,977
    Praxair, Inc.                                             31,146  4,066,110
    Quaker Chemical Corp.                                      1,414    105,244
    Reliance Steel & Aluminum Co.                              8,000    566,560
*   Resolute Forest Products, Inc.                             2,379     42,441
    Rock-Tenn Co. Class A                                      7,427    710,095
    Rockwood Holdings, Inc.                                    7,980    566,979
    Royal Gold, Inc.                                           5,000    331,000
    RPM International, Inc.                                   13,941    594,723
*   RTI International Metals, Inc.                             3,000     84,480
#   Schnitzer Steel Industries, Inc. Class A                   2,300     64,561
    Schweitzer-Mauduit International, Inc.                     3,186    139,037
    Scotts Miracle-Gro Co. (The) Class A                       4,409    269,875
    Sealed Air Corp.                                          19,877    681,980
    Sensient Technologies Corp.                                4,721    255,170
    Sherwin-Williams Co. (The)                                 9,200  1,838,528
    Sigma-Aldrich Corp.                                       12,979  1,248,710
    Silgan Holdings, Inc.                                      5,600    278,600
    Sonoco Products Co.                                       11,072    465,910
#   Southern Copper Corp.                                     18,041    543,756
    Steel Dynamics, Inc.                                      22,500    411,075
#   Stepan Co.                                                 1,746    100,971
#*  Stillwater Mining Co.                                     11,244    177,430
*   SunCoke Energy, Inc.                                       6,923    144,483
    Synalloy Corp.                                               737     11,424
#*  Texas Industries, Inc.                                     1,900    164,730

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Materials -- (Continued)
      Tredegar Corp.                                          2,230 $    46,406
#     Tronox, Ltd. Class A                                    5,929     145,260
      United States Lime & Minerals, Inc.                       353      19,083
#     United States Steel Corp.                              11,300     294,026
*     Universal Stainless & Alloy Products, Inc.                545      19,560
#     US Silica Holdings, Inc.                                1,786      80,674
      Valspar Corp. (The)                                     9,100     664,664
      Vulcan Materials Co.                                   13,048     841,987
#     Walter Energy, Inc.                                     6,000      43,200
#     Wausau Paper Corp.                                      5,215      62,371
      Westlake Chemical Corp.                                 5,260     374,512
      Worthington Industries, Inc.                            5,620     206,816
*     WR Grace & Co.                                          7,800     718,380
      Zep, Inc.                                               2,526      43,675
                                                                    -----------
Total Materials                                                      86,317,451
                                                                    -----------
Other -- (0.0%)
(o)*  Brooklyn Federal Bancorp, Inc. Escrow Shares              100          --
(o)*  Gerber Scientific, Inc. Escrow Shares                   2,901          --
(o)*  Petrocorp, Inc. Escrow Shares                             100          --
                                                                    -----------
Total Other                                                                  --
                                                                    -----------
Real Estate Investment Trusts -- (0.1%)
      Altisource Residential Corp.                              800      22,496
      Crown Castle International Corp.                       31,300   2,276,449
      Parkway Properties, Inc.                                1,971      37,173
                                                                    -----------
Total Real Estate Investment Trusts                                   2,336,118
                                                                    -----------
Telecommunication Services -- (2.0%)
#*    8x8, Inc.                                               3,443      33,397
#*    Alaska Communications Systems Group, Inc.               1,400       2,646
      AT&T, Inc.                                            570,785  20,377,025
      Atlantic Tele-Network, Inc.                             1,149      67,986
#*    Boingo Wireless, Inc.                                   1,200       7,920
*     Cbeyond, Inc.                                           2,962      29,294
#     CenturyLink, Inc.                                      63,542   2,218,251
#*    Cincinnati Bell, Inc.                                  21,600      72,360
      Cogent Communications Group, Inc.                       4,200     144,774
#     Consolidated Communications Holdings, Inc.              4,233      84,321
#     Frontier Communications Corp.                         103,738     617,241
*     General Communication, Inc. Class A                     3,550      37,062
#     HC2 Holdings, Inc.                                        900       3,537
      HickoryTech Corp.                                       2,100      24,927
      IDT Corp. Class B                                       1,800      28,512
      Inteliquent, Inc.                                       2,700      36,828
#*    Iridium Communications, Inc.                            4,218      28,134
*     Level 3 Communications, Inc.                           17,703     761,760
      Lumos Networks Corp.                                    2,000      26,420
#*    NII Holdings, Inc.                                     17,652      15,179
#     NTELOS Holdings Corp.                                   2,000      27,580
*     ORBCOMM, Inc.                                           1,021       6,402

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Telecommunication Services -- (Continued)
*   Premiere Global Services, Inc.                            5,500 $    69,960
#*  SBA Communications Corp. Class A                         13,600   1,220,736
    Shenandoah Telecommunications Co.                         1,830      51,295
#*  Sprint Corp.                                             84,359     717,052
#*  Straight Path Communications, Inc. Class B                  900       6,300
*   T-Mobile US, Inc.                                        13,148     385,105
    Telephone & Data Systems, Inc.                            9,517     258,767
*   tw telecom, Inc.                                         16,100     494,109
    United States Cellular Corp.                              1,000      41,540
    USA Mobility, Inc.                                        2,839      48,632
    Verizon Communications, Inc.                            377,573  17,643,986
*   Vonage Holdings Corp.                                     8,954      34,383
#   Windstream Holdings, Inc.                                60,278     546,722
                                                                    -----------
Total Telecommunication Services                                     46,170,143
                                                                    -----------
Utilities -- (3.1%)
    AES Corp.                                                68,539     990,389
    AGL Resources, Inc.                                      12,934     698,436
#   ALLETE, Inc.                                              4,181     216,409
    Alliant Energy Corp.                                     11,900     695,912
    Ameren Corp.                                             26,700   1,102,977
    American Electric Power Co., Inc.                        52,526   2,826,424
    American States Water Co.                                 4,400     133,584
    American Water Works Co., Inc.                           19,600     892,388
    Aqua America, Inc.                                       19,333     485,065
    Artesian Resources Corp. Class A                            471      10,371
    Atmos Energy Corp.                                       10,030     511,931
#   Avista Corp.                                              6,463     207,785
    Black Hills Corp.                                         4,500     259,875
    California Water Service Group                            5,100     114,750
*   Calpine Corp.                                            34,897     800,188
    CenterPoint Energy, Inc.                                 44,700   1,106,772
    Chesapeake Utilities Corp.                                1,000      63,260
    Cleco Corp.                                               6,582     345,884
    CMS Energy Corp.                                         28,852     874,504
    Connecticut Water Service, Inc.                           1,422      46,215
    Consolidated Edison, Inc.                                29,998   1,740,784
    Consolidated Water Co., Ltd.                                777       9,029
#   Delta Natural Gas Co., Inc.                                 720      13,730
    Dominion Resources, Inc.                                 62,139   4,507,563
    DTE Energy Co.                                           18,500   1,445,590
    Duke Energy Corp.                                        75,489   5,623,176
#*  Dynegy, Inc.                                              9,335     265,581
    Edison International                                     31,913   1,804,999
    El Paso Electric Co.                                      4,200     158,844
    Empire District Electric Co. (The)                        4,470     108,710
    Entergy Corp.                                            19,100   1,384,750
    Exelon Corp.                                             88,013   3,083,095
    FirstEnergy Corp.                                        43,020   1,451,925
#   Gas Natural, Inc.                                           850       9,265
*   Genie Energy, Ltd. Class B                                1,800      14,580
#   Great Plains Energy, Inc.                                17,100     458,793

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                              SHARES   VALUE+
                                                              ------ ----------
Utilities -- (Continued)
#   Hawaiian Electric Industries, Inc.                        10,300 $  247,097
    IDACORP, Inc.                                              5,551    311,633
    Integrys Energy Group, Inc.                                8,540    523,331
    ITC Holdings Corp.                                        17,100    632,187
    Laclede Group, Inc. (The)                                  3,289    155,932
    MDU Resources Group, Inc.                                 19,689    697,384
#   MGE Energy, Inc.                                           3,789    144,816
    Middlesex Water Co.                                        1,620     32,935
#   National Fuel Gas Co.                                      7,872    579,694
#   New Jersey Resources Corp.                                 4,454    221,497
    NextEra Energy, Inc.                                      46,691  4,662,096
    NiSource, Inc.                                            32,615  1,184,577
    Northeast Utilities                                       34,110  1,612,039
#   Northwest Natural Gas Co.                                  2,797    123,823
    NorthWestern Corp.                                         3,938    190,520
    NRG Energy, Inc.                                          35,895  1,174,484
    OGE Energy Corp.                                          21,600    806,328
    ONE Gas, Inc.                                              5,450    199,361
    Ormat Technologies, Inc.                                   1,700     45,356
#   Otter Tail Corp.                                           3,400     99,620
#   Pepco Holdings, Inc.                                      24,900    666,324
    PG&E Corp.                                                47,424  2,161,586
    Piedmont Natural Gas Co., Inc.                             8,196    293,335
    Pinnacle West Capital Corp.                               11,815    661,049
    PNM Resources, Inc.                                        8,650    239,432
#   Portland General Electric Co.                              8,207    274,688
    PPL Corp.                                                 64,982  2,166,500
    Public Service Enterprise Group, Inc.                     54,650  2,239,011
    Questar Corp.                                             19,300    468,604
    RGC Resources, Inc.                                          200      3,820
#   SCANA Corp.                                               13,703    735,577
    Sempra Energy                                             24,630  2,428,764
    SJW Corp.                                                  2,210     60,178
    South Jersey Industries, Inc.                              3,300    189,585
    Southern Co. (The)                                        94,136  4,314,253
    Southwest Gas Corp.                                        5,119    281,596
#   TECO Energy, Inc.                                         22,655    406,884
    UGI Corp.                                                 12,034    561,868
#   UIL Holdings Corp.                                         5,631    206,827
    Unitil Corp.                                               1,200     39,840
#   UNS Energy Corp.                                           4,395    263,964
    Vectren Corp.                                              9,040    366,753
#   Westar Energy, Inc.                                       14,053    504,222
    WGL Holdings, Inc.                                         5,799    230,742
#   Wisconsin Energy Corp.                                    24,300  1,178,064
    Xcel Energy, Inc.                                         51,325  1,635,728

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

                                                       SHARES        VALUE+
                                                    ------------ --------------
Utilities -- (Continued)
#      York Water Co.                                       900  $       18,009
                                                                 --------------
Total Utilities                                                      70,705,446
                                                                 --------------
TOTAL COMMON STOCKS                                               2,149,000,411
                                                                 --------------
RIGHTS/WARRANTS -- (0.0%)
(o)*   Community Health Systems, Inc. Rights
         01/04/16                                        27,224           1,636
(o)*   Leap Wireless International, Inc.
         Contingent Value Rights                          7,025          17,703
(o)#*  Magnum Hunter Resources Corp. Warrants
         04/15/16                                         1,430              --
                                                                 --------------
TOTAL RIGHTS/WARRANTS                                                    19,339
                                                                 --------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
   State Street Institutional Liquid Reserves,
     0.074%                                           6,797,299       6,797,299
                                                                 --------------

                                                    SHARES/ FACE
                                                       AMOUNT
                                                       (000)
                                                    ------------
SECURITIES LENDING COLLATERAL -- (5.2%)
(S)@   DFA Short Term Investment Fund                10,243,036     118,511,924
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $1,187,944,743)              $2,274,328,973
                                                                 ==============

TAX-MANAGED U.S. EQUITY PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                             --------------------------------------------------
                                LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                             -------------- ------------ ------- --------------
 Common Stocks
    Consumer Discretionary   $  278,360,356           --   --    $  278,360,356
    Consumer Staples            193,010,800           --   --       193,010,800
    Energy                      219,636,011           --   --       219,636,011
    Financials                  309,284,232 $        154   --       309,284,386
    Health Care                 280,388,250        3,244   --       280,391,494
    Industrials                 260,277,278           --   --       260,277,278
    Information Technology      402,510,928           --   --       402,510,928
    Materials                    86,317,451           --   --        86,317,451
    Other                                --           --   --                --
    Real Estate Investment
      Trusts                      2,336,118           --   --         2,336,118
    Telecommunication
      Services                   46,170,143           --   --        46,170,143
    Utilities                    70,705,446           --   --        70,705,446
 Rights/Warrants                         --       19,339   --            19,339
 Temporary Cash Investments       6,797,299           --   --         6,797,299
 Securities Lending
   Collateral                            --  118,511,924   --       118,511,924
                             -------------- ------------   --    --------------
 TOTAL                       $2,155,794,312 $118,534,661   --    $2,274,328,973
                             ============== ============   ==    ==============

                   TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                            SHARES    VALUE+
                                                            ------- -----------
COMMON STOCKS -- (87.7%)

Consumer Discretionary -- (13.8%)
*   1-800-Flowers.com, Inc. Class A                         137,199 $   747,735
    Aaron's, Inc.                                            26,313     775,444
    Abercrombie & Fitch Co. Class A                           5,023     184,645
    AH Belo Corp. Class A                                   100,654   1,158,528
#*  ALCO Stores, Inc.                                        10,636     107,317
*   Ambassadors Group, Inc.                                   1,110       4,706
    AMCON Distributing Co.                                      388      31,218
#*  America's Car-Mart, Inc.                                 44,364   1,603,315
#   Arctic Cat, Inc.                                         21,276     869,976
    Ark Restaurants Corp.                                    11,046     234,507
*   Asbury Automotive Group, Inc.                               761      46,984
*   Ascent Capital Group, Inc. Class A                       37,093   2,550,886
*   Ballantyne Strong, Inc.                                  85,890     388,223
#*  Barnes & Noble, Inc.                                    197,235   3,234,654
    Bassett Furniture Industries, Inc.                       44,555     614,413
#   Beasley Broadcasting Group, Inc. Class A                 42,442     326,803
*   Beazer Homes USA, Inc.                                   21,064     399,373
#   bebe stores, Inc.                                       154,556     780,508
    Big 5 Sporting Goods Corp.                               15,726     192,014
*   Biglari Holdings, Inc.                                    7,203   3,090,231
#*  BJ's Restaurants, Inc.                                    3,305      94,358
#   Bob Evans Farms, Inc.                                   102,827   4,819,502
#   Bon-Ton Stores, Inc. (The)                                9,857     108,427
*   Books-A-Million, Inc.                                    89,105     210,288
    Bowl America, Inc. Class A                               11,489     169,176
#*  Boyd Gaming Corp.                                       179,677   2,123,782
#*  Bridgepoint Education, Inc.                              10,334     163,794
*   Bright Horizons Family Solutions, Inc.                    2,421      98,728
    Brown Shoe Co., Inc.                                    191,145   4,509,111
*   Build-A-Bear Workshop, Inc.                              93,796   1,052,391
#*  Cabela's, Inc.                                          208,284  13,665,513
#*  Cache, Inc.                                              86,803     230,896
#   Callaway Golf Co.                                       356,756   3,107,345
*   Cambium Learning Group, Inc.                             57,897     129,689
*   Canterbury Park Holding Corp.                             7,625      85,781
*   Career Education Corp.                                    9,777      70,590
    Carriage Services, Inc.                                 169,187   2,722,219
#*  Carrols Restaurant Group, Inc.                           63,075     423,233
*   Cavco Industries, Inc.                                   22,377   1,744,287
#*  Central European Media Enterprises, Ltd. Class A          3,927      10,760
#*  Charles & Colvard, Ltd.                                  38,289      83,087
    Chico's FAS, Inc.                                       112,697   1,789,628
#   Children's Place Retail Stores, Inc. (The)                2,275     109,200
*   Christopher & Banks Corp.                               129,208     806,258
    Churchill Downs, Inc.                                    56,570   4,968,543
*   Citi Trends, Inc.                                         5,396      91,678
    Clear Channel Outdoor Holdings, Inc. Class A             59,302     475,602
*   Coast Distribution System, Inc. (The)                    18,627      59,606
*   Cobra Electronics Corp.                                  19,854      65,518
#*  Conn's, Inc.                                            159,725   7,064,637
    Core-Mark Holding Co., Inc.                              59,460   4,788,908

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#*     Corinthian Colleges, Inc.                            345,377 $   397,184
*      Crocs, Inc.                                           26,032     393,864
       CSS Industries, Inc.                                  43,800   1,049,886
       Culp, Inc.                                            36,886     665,792
*      Cumulus Media, Inc. Class A                          100,709     645,545
#      Darden Restaurants, Inc.                              62,907   3,127,107
#*     dELiA*s, Inc.                                         47,628      40,246
#*     Delta Apparel, Inc.                                   17,375     264,621
#*     Destination XL Group, Inc.                           104,764     565,726
#      DeVry Education Group, Inc.                           74,763   3,366,578
       Dillard's, Inc. Class A                              254,247  24,898,409
       DineEquity, Inc.                                      59,800   4,533,438
*      Dixie Group, Inc. (The)                              107,293   1,616,906
#*     Dorman Products, Inc.                                146,076   8,406,674
*      Dover Downs Gaming & Entertainment, Inc.              16,136      23,397
       Dover Motorsports, Inc.                              109,057     255,193
#      DR Horton, Inc.                                       92,190   2,053,993
#*     DreamWorks Animation SKG, Inc. Class A               162,850   3,913,286
       Drew Industries, Inc.                                    245      12,328
#*     Education Management Corp.                            36,822     146,183
       Educational Development Corp.                          2,276       8,831
*      Emerson Radio Corp.                                  234,338     475,706
#*     Entercom Communications Corp. Class A                 27,299     294,829
       Escalade, Inc.                                        24,227     356,621
*      EW Scripps Co. Class A                               235,669   4,037,010
(o)#*  FAB Universal Corp.                                    5,037      11,600
*      Famous Dave's Of America, Inc.                           479      12,689
#*     Federal-Mogul Holdings Corp.                         143,350   2,468,487
       Finish Line, Inc. (The) Class A                       44,789   1,233,041
*      Flanigan's Enterprises, Inc.                           5,016      69,973
       Flexsteel Industries, Inc.                            26,545     911,024
       Foot Locker, Inc.                                    242,147  11,267,100
       Fred's, Inc. Class A                                 189,475   3,452,235
       Frisch's Restaurants, Inc.                            23,920     566,426
*      FTD Cos., Inc.                                        98,445   2,986,821
*      Fuel Systems Solutions, Inc.                          28,017     293,618
*      Full House Resorts, Inc.                              57,269     114,252
#*     G-III Apparel Group, Ltd.                             65,443   4,696,844
*      Gaiam, Inc. Class A                                   47,824     352,941
#      GameStop Corp. Class A                               431,501  17,121,960
*      Gaming Partners International Corp.                      100         845
       Gannett Co., Inc.                                    412,001  11,194,067
*      Geeknet, Inc.                                            710      10,508
*      Genesco, Inc.                                         87,141   6,654,958
       Graham Holdings Co. Class B                           12,228   8,207,800
*      Gray Television, Inc.                                226,443   2,547,484
*      Gray Television, Inc. Class A                          2,809      25,997
#      Group 1 Automotive, Inc.                             126,434   9,119,684
*      Hallwood Group, Inc. (The)                             7,822      95,898
       Harte-Hanks, Inc.                                    142,987   1,149,615
*      Hastings Entertainment, Inc.                          65,844     194,240
       Haverty Furniture Cos., Inc.                         110,114   2,812,312

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
    Haverty Furniture Cos., Inc. Class A                        700 $    17,906
*   Helen of Troy, Ltd.                                     137,895   8,646,017
#*  hhgregg, Inc.                                            59,528     513,131
*   Hollywood Media Corp.                                    63,704      79,630
    Hooker Furniture Corp.                                   53,234     737,291
#*  Iconix Brand Group, Inc.                                357,800  15,206,500
    International Speedway Corp. Class A                    125,710   3,952,322
*   Isle of Capri Casinos, Inc.                             170,485   1,159,298
#   JAKKS Pacific, Inc.                                     141,049   1,235,589
*   Jarden Corp.                                             31,950   1,825,943
    Johnson Outdoors, Inc. Class A                          101,246   2,119,079
*   Journal Communications, Inc. Class A                    247,681   1,986,402
#*  K12, Inc.                                                 3,021      71,537
*   Kirkland's, Inc.                                         53,915     922,486
*   Kona Grill, Inc.                                          1,474      34,565
    Koss Corp.                                                  710       3,280
    La-Z-Boy, Inc.                                          233,867   5,666,597
*   Lakeland Industries, Inc.                                34,327     243,722
#*  Lands' End, Inc.                                            368      10,175
#*  LeapFrog Enterprises, Inc.                               26,371     180,641
    Lear Corp.                                               39,162   3,252,796
#   Lennar Corp. Class A                                    309,800  11,955,182
    Lennar Corp. Class B                                     66,537   2,163,783
*   Liberty Ventures Series A                                10,498     609,304
#*  Life Time Fitness, Inc.                                  16,853     808,944
    Lifetime Brands, Inc.                                    63,921   1,220,891
#   Lincoln Educational Services Corp.                        2,664      10,869
    Lithia Motors, Inc. Class A                             112,625   8,365,785
*   Live Nation Entertainment, Inc.                         433,828   9,058,329
*   Loral Space & Communications, Inc.                       45,946   3,307,653
*   Luby's, Inc.                                            151,536     821,325
*   M/I Homes, Inc.                                          95,252   2,121,262
*   Madison Square Garden Co. (The) Class A                  60,153   3,284,354
    Marcus Corp. (The)                                      108,304   1,811,926
*   MarineMax, Inc.                                         127,066   2,040,680
*   Marriott Vacations Worldwide Corp.                       39,833   2,170,102
*   Martha Stewart Living Omnimedia, Inc. Class A             8,504      33,251
    Matthews International Corp. Class A                        385      15,535
*   McClatchy Co. (The) Class A                             269,431   1,476,482
#   MDC Holdings, Inc.                                       87,426   2,412,958
#*  Media General, Inc. Class A                              96,566   1,479,391
    Men's Wearhouse, Inc. (The)                             238,818  11,315,197
    Meredith Corp.                                           13,132     578,727
*   Meritage Homes Corp.                                     73,345   2,829,650
*   Modine Manufacturing Co.                                147,459   2,430,124
*   Mohawk Industries, Inc.                                  95,662  12,666,605
*   Monarch Casino & Resort, Inc.                             7,104     113,948
*   Motorcar Parts of America, Inc.                          56,988   1,563,751
    Movado Group, Inc.                                      105,959   4,162,070
*   MTR Gaming Group, Inc.                                   97,351     492,596
*   Multimedia Games Holding Co., Inc.                       74,184   2,166,173
*   Murphy USA, Inc.                                         25,684   1,091,570

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Consumer Discretionary -- (Continued)
    NACCO Industries, Inc. Class A                           25,083 $ 1,344,198
*   Nathan's Famous, Inc.                                     9,601     473,137
#*  Nautilus, Inc.                                           32,258     268,709
*   New York & Co., Inc.                                    121,740     510,091
#*  Office Depot, Inc.                                    1,398,222   5,718,728
*   Orbitz Worldwide, Inc.                                      218       1,602
*   Orient-Express Hotels, Ltd. Class A                     447,582   5,863,324
*   P&F Industries, Inc. Class A                              2,025      16,605
#*  Pacific Sunwear of California, Inc.                     284,074     818,133
*   Penn National Gaming, Inc.                               44,413     495,649
    Penske Automotive Group, Inc.                           236,131  10,828,968
*   Pep Boys-Manny, Moe & Jack (The)                        195,999   2,003,110
*   Perfumania Holdings, Inc.                                27,270     180,800
*   Perry Ellis International, Inc.                          81,166   1,225,607
#*  Pinnacle Entertainment, Inc.                            190,559   4,434,308
*   Point.360                                                 7,043       2,535
    PulteGroup, Inc.                                        236,843   4,355,543
    PVH Corp.                                                27,050   3,396,669
#*  Quiksilver, Inc.                                        406,028   2,606,700
#*  Radio One, Inc. Class D                                  50,923     230,172
#*  RadioShack Corp.                                         29,210      41,770
#*  Reading International, Inc. Class B                       6,238      63,971
*   Red Lion Hotels Corp.                                    93,026     534,900
*   Red Robin Gourmet Burgers, Inc.                          79,845   5,427,863
#   Regis Corp.                                             240,190   3,156,097
#   Rent-A-Center, Inc.                                     244,102   7,130,219
    RG Barry Corp.                                           10,660     194,865
#*  Rick's Cabaret International, Inc.                       49,664     501,606
    Rocky Brands, Inc.                                       37,738     552,484
    Royal Caribbean Cruises, Ltd.                            59,707   3,172,233
*   Ruby Tuesday, Inc.                                      301,210   2,322,329
#   Ryland Group, Inc. (The)                                 21,610     829,608
    Saga Communications, Inc. Class A                        34,254   1,517,452
    Salem Communications Corp. Class A                       55,646     490,241
#   Scholastic Corp.                                        140,916   4,637,546
#*  Sears Holdings Corp.                                      1,226      53,711
    Service Corp. International                             458,689   8,609,593
#*  Shiloh Industries, Inc.                                 200,500   3,957,870
    Shoe Carnival, Inc.                                     115,172   2,630,529
    Signet Jewelers, Ltd.                                    15,369   1,557,187
#*  Sizmek, Inc.                                             39,090     374,482
*   Skechers U.S.A., Inc. Class A                           187,114   7,669,803
*   Skullcandy, Inc.                                          9,800      75,460
*   Skyline Corp.                                            29,726     151,603
*   Spanish Broadcasting System, Inc. Class A                 4,503      28,549
    Spartan Motors, Inc.                                    161,700     858,627
#   Speedway Motorsports, Inc.                              201,627   3,667,595
*   Sport Chalet, Inc. Class A                              132,485     149,708
*   Sport Chalet, Inc. Class B                                4,760       6,045
#   Stage Stores, Inc.                                      159,243   3,054,281
    Standard Motor Products, Inc.                           123,563   4,694,158
*   Standard Pacific Corp.                                   73,800     589,662

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Consumer Discretionary -- (Continued)
*   Stanley Furniture Co., Inc.                             57,224 $    167,094
    Stein Mart, Inc.                                       124,540    1,556,750
*   Stoneridge, Inc.                                        67,571      722,334
    Strattec Security Corp.                                 16,028    1,070,831
    Superior Industries International, Inc.                138,538    2,928,693
    Superior Uniform Group, Inc.                            39,336      639,603
*   Systemax, Inc.                                         245,635    4,247,029
*   Tandy Leather Factory, Inc.                             18,463      180,753
*   Toll Brothers, Inc.                                    226,301    7,748,546
    Trans World Entertainment Corp.                         62,666      204,918
#*  Trinity Place Holdings, Inc.                            41,995      266,668
#*  Tuesday Morning Corp.                                  189,888    2,654,634
*   Unifi, Inc.                                             94,608    2,094,621
*   Universal Electronics, Inc.                             24,952      931,957
    Universal Technical Institute, Inc.                      1,031       12,382
    Vail Resorts, Inc.                                      39,383    2,726,485
*   Valuevision Media, Inc. Class A                         43,800      204,984
*   Vitamin Shoppe, Inc.                                     6,043      289,339
#*  VOXX International Corp.                               116,682    1,371,014
*   Wells-Gardner Electronics Corp.                         35,937       61,452
#   Wendy's Co. (The)                                    1,383,503   11,496,910
#*  West Marine, Inc.                                      120,425    1,288,548
#*  Wet Seal, Inc. (The) Class A                           221,103      249,846
    Weyco Group, Inc.                                       11,436      286,929
    Whirlpool Corp.                                         38,266    5,869,239
    Wyndham Worldwide Corp.                                 40,055    2,857,524
#*  Zale Corp.                                              43,795      936,775
                                                                   ------------
Total Consumer Discretionary                                        531,291,604
                                                                   ------------
Consumer Staples -- (3.2%)
#   Alico, Inc.                                              3,639      127,074
*   Alliance One International, Inc.                       429,150    1,102,916
    Andersons, Inc. (The)                                  126,005    7,848,851
*   Boulder Brands, Inc.                                   264,860    3,909,334
*   Bridgford Foods Corp.                                    2,376       23,534
#   Cal-Maine Foods, Inc.                                    2,794      166,606
#   Casey's General Stores, Inc.                             9,406      645,816
    CCA Industries, Inc.                                     9,592       29,064
*   Central Garden and Pet Co.                              68,266      555,003
#*  Central Garden and Pet Co. Class A                     176,558    1,460,135
*   Chiquita Brands International, Inc.                    238,326    2,735,982
    Coca-Cola Bottling Co. Consolidated                      5,966      490,584
*   Constellation Brands, Inc. Class A                     317,371   25,338,901
*   Constellation Brands, Inc. Class B                       1,286      101,478
#*  Craft Brew Alliance, Inc.                               91,153    1,364,560
*   Darling International, Inc.                             15,200      304,152
#*  Elizabeth Arden, Inc.                                   22,206      815,848
    Energizer Holdings, Inc.                                12,003    1,340,615
*   Farmer Bros. Co.                                        58,155    1,146,235
#   Fresh Del Monte Produce, Inc.                          253,809    7,332,542
    Golden Enterprises, Inc.                                27,634      121,590
    Griffin Land & Nurseries, Inc.                           9,784      285,693

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Consumer Staples -- (Continued)
#*  Hain Celestial Group, Inc. (The)                       130,526 $ 11,227,847
    Ingles Markets, Inc. Class A                            64,005    1,471,475
    Ingredion, Inc.                                          9,414      663,216
    Inter Parfums, Inc.                                     10,013      366,376
    J&J Snack Foods Corp.                                      800       74,880
#   John B. Sanfilippo & Son, Inc.                          48,275    1,112,739
#*  Mannatech, Inc.                                          8,479      137,953
    MGP Ingredients, Inc.                                   75,349      440,038
*   Natural Alternatives International, Inc.                 9,338       53,227
*   Nutraceutical International Corp.                       63,201    1,574,969
#   Oil-Dri Corp. of America                                28,763      963,848
*   Omega Protein Corp.                                    123,884    1,407,322
#   Orchids Paper Products Co.                              16,397      440,587
*   Pantry, Inc. (The)                                     114,386    1,720,365
*   Pilgrim's Pride Corp.                                    9,043      197,680
#*  Post Holdings, Inc.                                    129,830    6,784,916
#*  Primo Water Corp.                                        5,744       25,791
    Reliv International, Inc.                                1,105        2,442
#   Sanderson Farms, Inc.                                   17,581    1,446,389
*   Seaboard Corp.                                           2,639    6,433,882
*   Seneca Foods Corp. Class A                              30,926      878,298
#*  Seneca Foods Corp. Class B                               1,786       54,544
#   Snyder's-Lance, Inc.                                    15,500      411,680
    Spartan Stores, Inc.                                   230,863    4,972,789
    Spectrum Brands Holdings, Inc.                          81,722    6,278,701
#*  Susser Holdings Corp.                                   95,254    7,370,755
#*  TreeHouse Foods, Inc.                                   45,157    3,379,550
#   Universal Corp.                                        108,949    5,945,347
    Village Super Market, Inc. Class A                      16,501      399,159
#   Weis Markets, Inc.                                      47,949    2,209,969
                                                                   ------------
Total Consumer Staples                                              125,693,247
                                                                   ------------
Energy -- (8.7%)
    Adams Resources & Energy, Inc.                          23,737    1,710,488
    Alon USA Energy, Inc.                                  153,094    2,493,901
#*  Alpha Natural Resources, Inc.                          285,868    1,229,232
#*  Approach Resources, Inc.                                75,306    1,562,600
#   Arch Coal, Inc.                                         35,400      162,132
*   Atwood Oceanics, Inc.                                    6,145      304,546
*   Barnwell Industries, Inc.                               24,887       76,528
#*  Basic Energy Services, Inc.                            159,165    4,205,139
#*  Bill Barrett Corp.                                     162,823    3,855,649
    Bolt Technology Corp.                                   27,144      458,191
*   Bonanza Creek Energy, Inc.                               8,507      413,610
#*  BPZ Resources, Inc.                                    198,307      535,429
    Bristow Group, Inc.                                    174,943   13,435,622
#*  C&J Energy Services, Inc.                               23,920      719,035
#*  Cal Dive International, Inc.                           205,533      304,189
*   Callon Petroleum Co.                                    87,827      806,252
*   Carrizo Oil & Gas, Inc.                                  8,702      478,784
    Cimarex Energy Co.                                       3,516      418,826
*   Clayton Williams Energy, Inc.                            4,143      598,581

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
*   Cloud Peak Energy, Inc.                                  82,172 $ 1,617,967
#   Comstock Resources, Inc.                                135,349   3,762,702
*   Contango Oil & Gas Co.                                   13,974     671,311
    Dawson Geophysical Co.                                   39,782   1,124,239
    Delek US Holdings, Inc.                                 147,871   4,730,393
    DHT Holdings, Inc.                                        9,144      71,415
#*  Emerald Oil, Inc.                                        95,868     677,787
#*  Endeavour International Corp.                            67,412     231,897
#   Energy XXI Bermuda, Ltd.                                 23,440     560,919
*   ENGlobal Corp.                                           13,721      29,363
    EnLink Midstream LLC                                    137,887   4,871,548
*   EPL Oil & Gas, Inc.                                     152,581   5,972,020
*   Era Group, Inc.                                          71,064   2,028,877
*   Escalera Resources Co.                                   56,385     153,931
#   Exterran Holdings, Inc.                                 320,367  13,782,188
#*  Forbes Energy Services, Ltd.                              2,238       9,265
#   Green Plains Renewable Energy, Inc.                     135,748   4,058,865
    Gulf Island Fabrication, Inc.                            66,673   1,337,460
    Gulfmark Offshore, Inc. Class A                         113,734   5,119,167
#*  Harvest Natural Resources, Inc.                         197,639     891,352
#*  Helix Energy Solutions Group, Inc.                      562,740  13,528,270
#*  Hercules Offshore, Inc.                                 650,009   2,905,540
*   HKN, Inc.                                                 1,581      98,820
    HollyFrontier Corp.                                     209,593  11,022,496
#*  Hornbeck Offshore Services, Inc.                        164,640   6,821,035
*   Key Energy Services, Inc.                               208,982   2,098,179
    Knightsbridge Tankers, Ltd.                              62,741     749,755
#*  Kodiak Oil & Gas Corp.                                   46,007     584,749
#   LinnCo LLC                                               79,112   2,180,327
#*  Lucas Energy, Inc.                                       30,850      19,349
#*  Magnum Hunter Resources Corp.                            39,601     336,609
#*  Matador Resources Co.                                    24,467     702,692
*   Matrix Service Co.                                       54,894   1,700,067
#*  McDermott International, Inc.                            19,911     143,957
#*  Mexco Energy Corp.                                        7,515      54,484
#*  Miller Energy Resources, Inc.                            14,965      72,131
*   Mitcham Industries, Inc.                                 60,906     840,503
    Nabors Industries, Ltd.                                 538,310  13,737,671
*   Natural Gas Services Group, Inc.                         67,821   2,081,427
*   Newfield Exploration Co.                                  3,204     108,455
#*  Newpark Resources, Inc.                                 389,467   4,689,183
#*  Northern Oil and Gas, Inc.                               36,196     558,504
#*  Nuverra Environmental Solutions, Inc.                    16,742     284,781
*   Oil States International, Inc.                           25,637   2,490,378
#*  Overseas Shipholding Group, Inc.                          5,455      31,094
*   Parker Drilling Co.                                     577,643   3,829,773
    Patterson-UTI Energy, Inc.                              473,266  15,395,343
*   PDC Energy, Inc.                                        111,531   7,101,179
    Peabody Energy Corp.                                     77,584   1,474,872
*   Penn Virginia Corp.                                     184,897   3,076,686
#*  PHI, Inc. Non-Voting                                     94,842   4,248,922
*   PHI, Inc. Voting                                            542      22,927

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                        SHARES      VALUE+
                                                       --------- ------------
Energy -- (Continued)
*   Pioneer Energy Services Corp.                        289,674 $  4,336,420
    QEP Resources, Inc.                                  141,130    4,331,280
*   Renewable Energy Group, Inc.                          56,603      666,217
*   REX American Resources Corp.                         100,897    6,594,628
*   Rex Energy Corp.                                     216,988    4,569,767
*   Rowan Cos. P.L.C. Class A                            328,885   10,169,124
#*  SandRidge Energy, Inc.                               225,671    1,548,103
    Scorpio Tankers, Inc.                                 97,905      882,124
#*  SEACOR Holdings, Inc.                                 76,006    6,338,140
    SemGroup Corp. Class A                                23,770    1,518,428
#   Ship Finance International, Ltd.                      38,083      671,403
    SM Energy Co.                                         43,471    3,222,505
*   Stone Energy Corp.                                    85,244    4,181,218
    Superior Energy Services, Inc.                       252,810    8,322,505
#*  Swift Energy Co.                                     167,159    2,061,071
#*  Synergy Resources Corp.                                  982       11,431
#*  Synthesis Energy Systems, Inc.                        39,547       68,416
#   Teekay Corp.                                         156,368    8,773,809
#*  Tesco Corp.                                           42,053      841,060
    Tesoro Corp.                                         419,582   23,618,271
*   TETRA Technologies, Inc.                             163,386    2,042,325
*   TGC Industries, Inc.                                  13,136       66,468
    Tidewater, Inc.                                      146,594    7,466,032
#*  Triangle Petroleum Corp.                             174,397    1,677,699
*   Unit Corp.                                           112,985    7,451,361
*   Vaalco Energy, Inc.                                  124,037    1,143,621
#   W&T Offshore, Inc.                                     9,560      183,552
*   Warren Resources, Inc.                               139,807      708,822
#   Western Refining, Inc.                               378,467   16,463,315
*   Whiting Petroleum Corp.                              170,705   12,584,373
*   Willbros Group, Inc.                                 212,504    2,360,919
*   WPX Energy, Inc.                                     125,168    2,663,575
                                                                 ------------
Total Energy                                                      335,999,540
                                                                 ------------
Financials -- (22.2%)
*   1st Constitution Bancorp                                 785        8,180
    1st Source Corp.                                     206,895    6,101,334
    1st United Bancorp, Inc.                              24,750      181,170
#   Access National Corp.                                 12,288      181,248
    Alexander & Baldwin, Inc.                            199,071    7,427,339
*   Alleghany Corp.                                        3,035    1,238,219
    Alliance Bancorp, Inc. of Pennsylvania                 2,169       33,847
    Allied World Assurance Co. Holdings AG               155,508   16,746,657
*   Ambac Financial Group, Inc.                            4,761      143,687
    Ameriana Bancorp                                         645        8,904
*   American Capital, Ltd.                             1,164,025   17,448,735
#   American Equity Investment Life Holding Co.          349,240    8,144,277
    American Financial Group, Inc.                       370,385   21,641,596
*   American Independence Corp.                            4,603       50,311
#   American National Bankshares, Inc.                    15,485      329,985
    American National Insurance Co.                       41,466    4,661,193
*   American River Bankshares                              7,628       72,924

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
*   Ameris Bancorp                                           68,629 $ 1,459,739
    AMERISAFE, Inc.                                          88,937   3,793,163
    AmeriServ Financial, Inc.                               182,092     633,680
    Argo Group International Holdings, Ltd.                 156,217   6,939,159
#   Arrow Financial Corp.                                     1,132      28,334
    Aspen Insurance Holdings, Ltd.                          254,728  11,661,448
    Associated Banc-Corp                                    336,685   5,908,822
    Assurant, Inc.                                          331,133  22,321,676
    Assured Guaranty, Ltd.                                  443,343  10,600,331
*   Asta Funding, Inc.                                       54,947     448,917
    Astoria Financial Corp.                                 281,127   3,727,744
    Atlantic American Corp.                                   6,923      24,231
#*  Atlanticus Holdings Corp.                                57,981     140,894
    Auburn National Bancorp., Inc.                              513      12,217
#*  AV Homes, Inc.                                           53,958     924,301
    Axis Capital Holdings, Ltd.                             302,382  13,833,976
#   Baldwin & Lyons, Inc. Class A                               276       6,522
    Baldwin & Lyons, Inc. Class B                            58,678   1,526,215
    Banc of California, Inc.                                 14,448     181,611
    Bancfirst Corp.                                           3,900     227,019
#   Bancorp of New Jersey, Inc.                                 541       7,363
*   Bancorp, Inc.                                            67,770   1,072,121
#   BancorpSouth, Inc.                                      129,814   3,032,455
    Bank Mutual Corp.                                       212,319   1,278,160
    Bank of Commerce Holdings                                   300       1,905
    Bank of Kentucky Financial Corp.                          8,390     289,539
#   BankFinancial Corp.                                     120,428   1,185,012
    Banner Corp.                                             34,188   1,351,794
    Bar Harbor Bankshares                                    13,518     508,006
    BBCN Bancorp, Inc.                                      183,485   2,827,504
#*  BBX Capital Corp. Class A                                 1,200      22,476
    BCB Bancorp, Inc.                                         9,368     124,594
*   Beneficial Mutual Bancorp, Inc.                           8,387     109,366
    Berkshire Bancorp, Inc.                                   2,534      18,625
    Berkshire Hills Bancorp, Inc.                           119,858   2,808,273
*   BofI Holding, Inc.                                       56,878   4,584,936
    Boston Private Financial Holdings, Inc.                 246,430   3,082,839
    Bridge Bancorp, Inc.                                        843      20,502
#*  Bridge Capital Holdings                                  12,594     282,106
    Brookline Bancorp, Inc.                                 204,294   1,854,990
    Bryn Mawr Bank Corp.                                     10,775     293,942
    C&F Financial Corp.                                       2,239      69,969
    Calamos Asset Management, Inc. Class A                   27,968     340,650
#   California First National Bancorp                        17,918     265,724
#   Camden National Corp.                                    24,991     953,906
    Cape Bancorp, Inc.                                        1,782      18,978
#   Capital City Bank Group, Inc.                            37,417     520,096
    Capital Southwest Corp.                                  99,532   3,493,573
#   Capitol Federal Financial, Inc.                          60,987     734,283
    Cardinal Financial Corp.                                123,698   2,078,126
    Cathay General Bancorp                                  299,120   7,059,232
    Center Bancorp, Inc.                                     42,304     783,047

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE+
                                                         --------- -----------
Financials -- (Continued)
    Centerstate Banks, Inc.                                 20,216 $   221,770
    Central Pacific Financial Corp.                          1,332      25,002
    Century Bancorp, Inc. Class A                            3,160     105,860
    Chemical Financial Corp.                                81,419   2,285,431
    Chicopee Bancorp, Inc.                                   8,359     144,861
    Cincinnati Financial Corp.                              93,979   4,580,536
    Citizens Community Bancorp, Inc.                        29,400     236,082
    Citizens Holding Co.                                     1,122      21,060
#*  Citizens, Inc.                                         167,031   1,097,394
#   City Holding Co.                                         8,249     354,625
    Clifton Bancorp, Inc.                                      531       6,154
    CNB Financial Corp.                                      1,243      20,534
    CNO Financial Group, Inc.                            1,264,042  21,804,724
    CoBiz Financial, Inc.                                  131,357   1,318,824
    Codorus Valley Bancorp, Inc.                             5,055     107,924
*   Colonial Financial Services, Inc.                       14,655     170,877
#*  Colony Bankcorp, Inc.                                    4,653      28,709
    Columbia Banking System, Inc.                           48,893   1,213,524
    Commercial National Financial Corp.                        959      19,947
#   Community Bank System, Inc.                             97,526   3,626,992
    Community Trust Bancorp, Inc.                           26,514     977,571
*   Community West Bancshares                               16,252     112,626
#   Consolidated-Tomoka Land Co.                             3,222     127,366
*   Consumer Portfolio Services, Inc.                       67,542     471,443
*   Cowen Group, Inc. Class A                              236,383     971,534
    CVB Financial Corp.                                      8,561     123,792
    Dime Community Bancshares, Inc.                         28,228     460,116
    Donegal Group, Inc. Class A                             72,219   1,065,952
    Donegal Group, Inc. Class B                              6,424     138,630
#*  Doral Financial Corp.                                    1,604      15,334
*   E*TRADE Financial Corp.                                585,382  13,141,826
    East West Bancorp, Inc.                                    850      29,334
*   Eastern Virginia Bankshares, Inc.                        8,379      56,558
    EMC Insurance Group, Inc.                              141,757   4,676,563
    Employers Holdings, Inc.                                48,431     985,571
#*  Encore Capital Group, Inc.                              86,358   3,732,393
    Endurance Specialty Holdings, Ltd.                     206,632  10,501,038
*   Enstar Group, Ltd.                                         600      77,460
#   Enterprise Bancorp, Inc.                                 7,556     137,973
    Enterprise Financial Services Corp.                     36,742     656,580
#   ESB Financial Corp.                                     40,492     511,009
    ESSA Bancorp, Inc.                                      68,448     711,175
    Evans Bancorp, Inc.                                      8,434     190,398
#   EverBank Financial Corp.                                59,028   1,105,004
    Everest Re Group, Ltd.                                 104,016  16,437,648
#*  Farmers Capital Bank Corp.                               3,376      70,525
    FBL Financial Group, Inc. Class A                      127,606   5,705,264
    Federal Agricultural Mortgage Corp. Class A              2,471      68,014
    Federal Agricultural Mortgage Corp. Class C             43,772   1,557,408
    Federated National Holding Co.                          55,257   1,073,644
    Fidelity National Financial, Inc. Class A               91,432   2,942,282
    Fidelity Southern Corp.                                 32,308     426,789

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    Financial Institutions, Inc.                             25,514 $   590,649
*   First Acceptance Corp.                                  101,596     242,814
#   First American Financial Corp.                          291,331   7,749,405
    First Bancorp                                            68,195   1,173,636
    First Bancorp, Inc.                                      18,788     299,293
*   First BanCorp.                                           37,111     190,751
*   First Bancshares, Inc.                                    2,300      18,975
    First Bancshares, Inc. (The)                                171       2,478
    First Busey Corp.                                       109,900     604,450
    First Business Financial Services, Inc.                   2,294     103,712
    First Citizens BancShares, Inc. Class A                  20,291   4,563,243
    First Commonwealth Financial Corp.                      338,578   2,908,385
    First Community Bancshares, Inc.                         38,339     567,801
    First Connecticut Bancorp, Inc.                           2,083      33,016
    First Defiance Financial Corp.                           36,856     995,849
*   First Federal Bancshares of Arkansas, Inc.               10,626      94,253
    First Federal of Northern Michigan Bancorp, Inc.          7,296      36,261
    First Financial Bancorp                                  42,891     694,405
    First Financial Corp.                                    57,983   1,856,036
    First Financial Holdings, Inc.                           61,269   3,521,129
    First Financial Northwest, Inc.                         111,813   1,140,493
    First Interstate Bancsystem, Inc.                        24,755     616,152
#*  First Marblehead Corp. (The)                              8,044      42,311
    First Merchants Corp.                                   204,016   4,329,220
    First Midwest Bancorp, Inc.                             241,942   3,960,591
    First Niagara Financial Group, Inc.                     528,271   4,712,177
*   First Place Financial Corp.                             114,087         177
    First South Bancorp, Inc.                                   767       6,159
*   First United Corp.                                        6,083      50,246
    First West Virginia Bancorp                                 843      15,199
    Firstbank Corp.                                          16,186     285,359
    FirstMerit Corp.                                        230,826   4,475,716
*   Flagstar Bancorp, Inc.                                   23,457     412,843
    Flushing Financial Corp.                                117,856   2,265,192
    FNB Corp.                                               271,073   3,372,148
*   Forest City Enterprises, Inc. Class A                   117,860   2,228,733
#*  Forestar Group, Inc.                                     38,730     660,346
    Fox Chase Bancorp, Inc.                                  18,083     301,624
*   Franklin Financial Corp.                                    169       3,373
    Fulton Financial Corp.                                   55,739     679,458
*   Genworth Financial, Inc. Class A                        923,584  16,485,974
    German American Bancorp, Inc.                            61,710   1,606,928
    GFI Group, Inc.                                          13,313      49,524
    Glacier Bancorp, Inc.                                    14,238     365,347
#*  Gleacher & Co., Inc.                                        293       3,370
*   Global Indemnity P.L.C.                                  60,021   1,608,563
    Great Southern Bancorp, Inc.                             26,472     758,952
*   Green Dot Corp. Class A                                  33,327     578,890
*   Greenlight Capital Re, Ltd. Class A                       4,929     156,890
    Guaranty Bancorp                                         52,602     662,259
*   Guaranty Federal Bancshares, Inc.                        14,051     177,605
*   Hallmark Financial Services, Inc.                       105,817     888,863

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
#   Hampden Bancorp, Inc.                                    14,730 $   239,362
    Hancock Holding Co.                                      13,008     438,760
    Hanmi Financial Corp.                                    38,823     825,765
    Hanover Insurance Group, Inc. (The)                     140,426   8,207,900
    Harleysville Savings Financial Corp.                      1,426      24,099
*   Harris & Harris Group, Inc.                             147,135     528,215
#   Hawthorn Bancshares, Inc.                                 8,777     116,383
    HCC Insurance Holdings, Inc.                             14,162     650,602
#   HCI Group, Inc.                                          30,002   1,160,477
    Heartland Financial USA, Inc.                            10,901     264,894
    Heritage Commerce Corp.                                  59,091     479,819
#   Heritage Financial Corp.                                 14,725     237,956
    Heritage Financial Group, Inc.                            1,394      26,835
    HF Financial Corp.                                       12,333     168,962
*   Hilltop Holdings, Inc.                                  239,405   5,348,308
#   Hingham Institution for Savings                           1,253      87,096
*   HMN Financial, Inc.                                      24,144     268,964
#*  Home Bancorp, Inc.                                        5,323     107,791
    Home Federal Bancorp, Inc.                               83,022   1,249,481
    HopFed Bancorp, Inc.                                     28,833     328,120
    Horace Mann Educators Corp.                             251,498   7,562,545
#   Horizon Bancorp                                           9,354     186,986
    Hudson City Bancorp, Inc.                               211,602   2,107,556
#   Hudson Valley Holding Corp.                               5,146      94,481
    Huntington Bancshares, Inc.                              11,354     104,004
    Iberiabank Corp.                                         47,631   2,995,990
*   ICG Group, Inc.                                         298,309   6,079,537
#*  Imperial Holdings, Inc.                                   3,445      23,047
#   Independence Holding Co.                                 50,444     658,799
#   Independent Bank Corp.(453836108)                        66,239   2,458,792
    Independent Bank Corp.(453838609)                        43,229     562,842
    Infinity Property & Casualty Corp.                       94,217   6,045,905
    Interactive Brokers Group, Inc. Class A                  54,700   1,307,330
    International Bancshares Corp.                          158,012   3,627,956
#*  Intervest Bancshares Corp. Class A                       17,894     135,458
#*  INTL. FCStone, Inc.                                      12,526     236,992
*   Investment Technology Group, Inc.                       137,565   2,839,342
    Investors Bancorp, Inc.                                     269       7,190
#   Investors Title Co.                                       7,764     549,381
#   Janus Capital Group, Inc.                               419,246   5,085,454
*   Jefferson Bancshares, Inc.                                4,587      36,008
    JMP Group, Inc.                                          45,410     313,783
    Kemper Corp.                                            246,578   9,717,639
#   Kentucky First Federal Bancorp                              496       4,261
    Lake Shore Bancorp, Inc.                                  1,066      13,202
    Lakeland Bancorp, Inc.                                  129,681   1,353,870
    Lakeland Financial Corp.                                 22,403     819,950
    Landmark Bancorp, Inc.                                    2,261      43,683
#   Legg Mason, Inc.                                        349,011  16,365,126
    Leucadia National Corp.                                  74,210   1,893,839
    LNB Bancorp, Inc.                                        50,800     578,104
    Louisiana Bancorp, Inc.                                   4,919      95,920

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    LSB Financial Corp.                                         751 $    22,132
    Macatawa Bank Corp.                                     127,574     621,285
*   Magyar Bancorp, Inc.                                      6,751      55,831
#   Maiden Holdings, Ltd.                                   177,976   2,100,117
    MainSource Financial Group, Inc.                        118,760   1,963,103
    Manning & Napier, Inc.                                    1,270      21,107
*   Markel Corp.                                              4,936   3,089,541
    Marlin Business Services Corp.                           61,664   1,058,771
    MB Financial, Inc.                                      175,963   4,722,847
#*  MBIA, Inc.                                              613,326   7,433,511
*   MBT Financial Corp.                                      54,563     268,996
#   MCG Capital Corp.                                       397,515   1,335,650
#   Meadowbrook Insurance Group, Inc.                       274,743   1,538,561
    Medallion Financial Corp.                                82,578   1,123,061
#   Mercantile Bank Corp.                                    21,988     428,986
    Merchants Bancshares, Inc.                               13,507     392,648
    Mercury General Corp.                                     3,945     188,808
*   Meridian Interstate Bancorp, Inc.                        12,248     309,507
    Meta Financial Group, Inc.                               10,537     441,606
*   Metro Bancorp, Inc.                                      65,882   1,345,310
#*  MGIC Investment Corp.                                   615,523   5,293,498
    MicroFinancial, Inc.                                     47,656     375,053
    Mid Penn Bancorp, Inc.                                      262       3,930
    MidSouth Bancorp, Inc.                                   38,730     647,566
#   MidWestOne Financial Group, Inc.                         16,967     417,897
#   Montpelier Re Holdings, Ltd.                            301,072   9,206,782
*   MSB Financial Corp.                                       3,000      24,465
    MutualFirst Financial, Inc.                              17,676     332,309
    NASDAQ OMX Group, Inc. (The)                            408,569  15,076,196
    National Interstate Corp.                                 2,138      59,907
    National Penn Bancshares, Inc.                          213,785   2,088,679
    National Security Group, Inc.                               193       2,003
    National Western Life Insurance Co. Class A               5,667   1,321,828
#*  Naugatuck Valley Financial Corp.                          1,247       9,658
*   Navigators Group, Inc. (The)                             76,756   4,372,789
    NBT Bancorp, Inc.                                        25,074     567,926
    Nelnet, Inc. Class A                                    109,310   4,619,441
*   New Century Bancorp, Inc.                                 6,103      45,223
#   New Hampshire Thrift Bancshares, Inc.                    16,158     238,330
#   New York Community Bancorp, Inc.                        237,261   3,656,192
*   NewBridge Bancorp                                        51,416     395,389
#*  NewStar Financial, Inc.                                 217,583   2,484,798
    Nicholas Financial, Inc.                                  4,160      65,395
*   North Valley Bancorp                                      2,889      65,291
    Northeast Bancorp                                           522       5,074
    Northeast Community Bancorp, Inc.                        50,944     370,872
    Northfield Bancorp, Inc.                                 17,542     227,520
    Northrim BanCorp, Inc.                                   24,258     581,949
#   Northwest Bancshares, Inc.                               56,481     750,632
    Norwood Financial Corp.                                   2,565      73,975
#   Ocean Shore Holding Co.                                   2,593      38,869
    OceanFirst Financial Corp.                               31,666     513,623

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
*   Ocwen Financial Corp.                                    81,073 $ 3,072,667
    OFG Bancorp                                             150,301   2,564,135
    Ohio Valley Banc Corp.                                    1,614      35,105
#   Old Line Bancshares, Inc.                                 2,048      34,755
    Old National Bancorp                                    106,986   1,510,637
    Old Republic International Corp.                        665,413  11,019,239
*   Old Second Bancorp, Inc.                                 56,217     267,593
    OmniAmerican Bancorp, Inc.                               36,492     907,191
    OneBeacon Insurance Group, Ltd. Class A                  73,090   1,128,510
    Oppenheimer Holdings, Inc. Class A                        6,305     160,525
    Oritani Financial Corp.                                   5,473      81,165
    Pacific Continental Corp.                                29,261     385,660
*   Pacific Mercantile Bancorp                               58,804     385,166
*   Pacific Premier Bancorp, Inc.                            15,952     217,745
    PacWest Bancorp                                         136,332   5,367,391
    Park Sterling Corp.                                      90,477     590,815
    PartnerRe, Ltd.                                         163,753  17,259,566
*   Patriot National Bancorp, Inc.                            7,200       9,288
    Peapack Gladstone Financial Corp.                        26,923     511,806
#   Penns Woods Bancorp, Inc.                                   451      19,844
#   People's United Financial, Inc.                         556,836   7,951,618
    Peoples Bancorp of North Carolina, Inc.                   4,643      79,860
    Peoples Bancorp, Inc.                                    55,219   1,439,559
#*  PHH Corp.                                               273,554   6,502,379
*   Phoenix Cos., Inc. (The)                                 26,303   1,157,858
*   PICO Holdings, Inc.                                      74,713   1,737,077
    Pinnacle Financial Partners, Inc.                       146,960   5,080,407
*   Piper Jaffray Cos.                                       42,749   1,874,971
    Platinum Underwriters Holdings, Ltd.                    177,200  11,112,212
*   Popular, Inc.                                           121,665   3,759,448
*   Porter Bancorp, Inc.                                      4,952       5,348
*   Preferred Bank                                           16,923     362,998
    Premier Financial Bancorp, Inc.                          18,117     259,073
    Primerica, Inc.                                          16,978     779,120
    PrivateBancorp, Inc.                                     47,326   1,304,778
    ProAssurance Corp.                                       98,800   4,487,496
    Protective Life Corp.                                   263,755  13,491,068
    Provident Financial Holdings, Inc.                       26,149     367,916
    Provident Financial Services, Inc.                      227,791   3,959,008
*   Prudential Bancorp, Inc.                                    156       1,686
    Pulaski Financial Corp.                                  44,928     464,106
    QC Holdings, Inc.                                       104,573     216,466
    QCR Holdings, Inc.                                        2,083      36,015
    Radian Group, Inc.                                      443,207   6,196,034
    Reinsurance Group of America, Inc.                      235,808  18,088,832
    Renasant Corp.                                          136,053   3,703,363
    Republic Bancorp, Inc. Class A                           13,137     315,419
*   Republic First Bancorp, Inc.                              4,394      19,421
    Resource America, Inc. Class A                           89,599     762,487
*   Riverview Bancorp, Inc.                                  33,968     118,209
#   RLI Corp.                                                74,578   3,211,329
*   Royal Bancshares of Pennsylvania, Inc. Class A            2,632       6,870

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Financials -- (Continued)
#    S&T Bancorp, Inc.                                        85,632 $1,991,800
#*   Safeguard Scientifics, Inc.                              70,916  1,489,945
     Safety Insurance Group, Inc.                             70,601  3,791,980
#    Salisbury Bancorp, Inc.                                     490     14,776
     Sandy Spring Bancorp, Inc.                               94,164  2,264,644
     SB Financial Group, Inc.                                  1,320     10,428
*    Seacoast Banking Corp. of Florida                         2,848     30,189
     Selective Insurance Group, Inc.                         222,371  5,101,191
*    Shore Bancshares, Inc.                                    6,414     60,869
     SI Financial Group, Inc.                                 18,875    222,725
     Sierra Bancorp                                            2,845     44,410
#    Simmons First National Corp. Class A                    115,564  4,178,794
     Simplicity Bancorp, Inc.                                  4,274     74,111
*    Southcoast Financial Corp.                               19,116    137,444
(o)  Southern Community Financial Corp.                      120,522     26,515
#*   Southern First Bancshares, Inc.                          14,863    203,029
     Southern Missouri Bancorp, Inc.                             931     32,864
#    Southern National Bancorp of Virginia, Inc.               1,185     12,241
#    Southside Bancshares, Inc.                               32,048    883,887
     Southwest Bancorp, Inc.                                  85,900  1,434,530
     Southwest Georgia Financial Corp.                           731     10,486
     StanCorp Financial Group, Inc.                           73,600  4,496,960
     State Auto Financial Corp.                              163,545  3,346,131
     Sterling Bancorp                                        213,560  2,554,178
     Stewart Information Services Corp.                       55,972  1,707,146
     Stock Yards Bancorp Inc                                     500     14,740
*    Stratus Properties, Inc.                                 42,734    709,384
*    Suffolk Bancorp                                          65,680  1,440,362
#*   Sun Bancorp, Inc.                                        87,785    333,583
     Susquehanna Bancshares, Inc.                            734,791  7,612,435
*    Sussex Bancorp                                            7,441     66,969
*    SWS Group, Inc.                                          81,934    607,131
     Symetra Financial Corp.                                 200,356  4,139,355
     Synovus Financial Corp.                                 841,869  2,702,399
*    Taylor Capital Group, Inc.                               47,800  1,017,662
#    TCF Financial Corp.                                     157,685  2,475,654
     Teche Holding Co.                                         3,776    275,270
#    Territorial Bancorp, Inc.                                 7,887    161,368
     TF Financial Corp.                                        7,550    236,768
     Timberland Bancorp, Inc.                                 59,392    632,525
     Tompkins Financial Corp.                                 14,308    674,479
#    Tower Group International, Ltd.                          37,317     91,800
#    TowneBank                                                56,678    874,542
#*   Tree.com, Inc.                                           31,489    915,700
#    Trico Bancshares                                         32,613    790,865
#    TrustCo Bank Corp.                                       57,271    378,561
     Trustmark Corp.                                         104,446  2,388,680
     UMB Financial Corp.                                       8,008    470,150
#    Umpqua Holdings Corp.                                   534,795  8,893,641
*    Unico American Corp.                                     35,600    470,276
     Union Bankshares Corp.                                  211,160  5,403,584
#    United Bancshares, Inc.                                     190      2,909

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Financials -- (Continued)
    United Bankshares, Inc.                                102,445 $  2,996,516
    United Community Bancorp                                   870        9,918
*   United Community Banks, Inc.                            45,150      729,172
#*  United Community Financial Corp.                       267,131      889,546
    United Financial Bancorp, Inc.(91030T109)               98,506    1,737,646
    United Financial Bancorp, Inc.(910304104)                8,798      115,782
    United Fire Group, Inc.                                108,057    3,006,146
*   United Security Bancshares                               1,503        8,476
    Unity Bancorp, Inc.                                     22,377      191,323
#   Universal Insurance Holdings, Inc.                      49,436      723,249
    Univest Corp. of Pennsylvania                           17,682      348,512
    Validus Holdings, Ltd.                                 226,781    8,406,772
*   Vantagesouth Bancshares, Inc.                            6,446       39,578
    ViewPoint Financial Group, Inc.                         28,419      740,883
#   VSB Bancorp, Inc.                                        1,342       15,138
*   Walker & Dunlop, Inc.                                   47,695      747,858
    Washington Banking Co.                                  14,425      248,110
    Washington Federal, Inc.                               179,548    3,874,646
#   Washington Trust Bancorp, Inc.                          17,053      583,213
    Waterstone Financial, Inc.                               5,659       58,910
    Wayne Savings Bancshares, Inc.                           1,300       15,106
    Webster Financial Corp.                                206,458    6,222,644
    WesBanco, Inc.                                         184,567    5,581,306
#   West Bancorporation, Inc.                               90,568    1,314,142
*   Western Alliance Bancorp                                99,513    2,295,765
    Westfield Financial, Inc.                              116,491      797,963
    Wilshire Bancorp, Inc.                                 115,475    1,154,750
    Wintrust Financial Corp.                               176,339    7,903,514
    WR Berkley Corp.                                        15,105      668,245
    WSFS Financial Corp.                                     6,101      412,550
    WVS Financial Corp.                                      1,304       15,550
*   Yadkin Financial Corp.                                  13,885      265,898
#   Zions Bancorp.                                         370,498   10,714,802
*   ZipRealty, Inc.                                         93,756      311,270
                                                                   ------------
Total Financials                                                    858,177,966
                                                                   ------------
Health Care -- (5.2%)
*   Addus HomeCare Corp.                                     8,421      182,062
    Aetna, Inc.                                            148,969   10,643,835
#*  Affymetrix, Inc.                                       335,217    2,490,662
#*  Albany Molecular Research, Inc.                        175,487    2,818,321
#*  Alere, Inc.                                            177,374    5,924,292
*   Allied Healthcare Products, Inc.                        26,236       56,670
*   Almost Family, Inc.                                     13,633      292,701
*   Alphatec Holdings, Inc.                                 94,178      127,140
#*  Amedisys, Inc.                                          97,525    1,329,266
*   American Shared Hospital Services                        8,624       24,061
*   AMN Healthcare Services, Inc.                           66,419      828,909
*   Amsurg Corp.                                           104,157    4,511,040
    Analogic Corp.                                           1,876      140,850
*   AngioDynamics, Inc.                                    139,840    1,879,450
*   Anika Therapeutics, Inc.                                68,061    2,908,927

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                         SHARES    VALUE+
                                                         ------- -----------
Health Care -- (Continued)
*     Arrhythmia Research Technology, Inc.                 1,132 $     5,490
#*    Baxano Surgical, Inc.                               75,988      64,590
#*    BioScrip, Inc.                                     195,680   1,354,106
*     BioTelemetry, Inc.                                 104,382     828,793
*     Cambrex Corp.                                      172,443   3,533,357
      Cantel Medical Corp.                               162,405   5,385,350
*     Capital Senior Living Corp.                        197,442   4,882,741
#*    Celldex Therapeutics, Inc.                          14,600     219,000
*     Chindex International, Inc.                          1,846      43,990
*     Community Health Systems, Inc.                     220,160   8,341,862
      CONMED Corp.                                       176,339   8,169,786
      Cooper Cos., Inc. (The)                             24,942   3,290,099
*     Cross Country Healthcare, Inc.                     171,944   1,219,083
      CryoLife, Inc.                                      38,781     352,132
#*    Cumberland Pharmaceuticals, Inc.                    75,105     334,217
*     Cutera, Inc.                                        69,353     715,029
*     Cynosure, Inc. Class A                              43,651   1,071,196
      Daxor Corp.                                         10,080      83,765
      Digirad Corp.                                       50,370     160,177
#*    Emergent Biosolutions, Inc.                         48,507   1,278,645
      Ensign Group, Inc. (The)                             6,057     257,423
*     Enzo Biochem, Inc.                                 100,761     423,196
#     Enzon Pharmaceuticals, Inc.                         36,422      32,419
*     Exactech, Inc.                                       4,893     108,723
*     ExamWorks Group, Inc.                               18,793     691,582
*     Five Star Quality Care, Inc.                       138,735     670,090
*     Furiex Pharmaceuticals, Inc.                         8,033     830,371
*     Gentiva Health Services, Inc.                       60,243     453,630
*     Greatbatch, Inc.                                   128,497   5,914,717
*     Hanger, Inc.                                        26,246     909,949
#*    Harvard Apparatus Regenerative Technology, Inc.     34,762     300,691
#*    Harvard Bioscience, Inc.                           134,004     565,497
*     Health Net, Inc.                                    34,840   1,196,057
#*    Healthways, Inc.                                   136,494   2,456,892
      Hill-Rom Holdings, Inc.                             37,565   1,403,428
#*    Hologic, Inc.                                      388,373   8,150,007
#*    Idera Pharmaceuticals, Inc.                        109,983     312,352
*     Impax Laboratories, Inc.                             6,954     181,847
*     Integra LifeSciences Holdings Corp.                  6,069     276,625
      Invacare Corp.                                     132,909   2,099,962
*     Iridex Corp.                                        10,837      90,272
      Kewaunee Scientific Corp.                           10,051     168,354
      Kindred Healthcare, Inc.                           220,684   5,539,168
*     Lannett Co., Inc.                                   92,274   3,186,221
*     LCA-Vision, Inc.                                    77,642     416,161
      LeMaitre Vascular, Inc.                             69,901     573,887
*     LHC Group, Inc.                                     21,141     439,310
*     LifePoint Hospitals, Inc.                          217,249  12,148,564
*     Magellan Health Services, Inc.                      54,798   3,162,941
#*    Mast Therapeutics, Inc.                              6,262       3,595
(o)*  Maxygen, Inc.                                      146,832       4,405
*     MedAssets, Inc.                                     55,641   1,270,284

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Health Care -- (Continued)
(o)*  MedCath Corp.                                        116,120 $    232,240
*     Medical Action Industries, Inc.                       83,468      535,030
*     Medicines Co. (The)                                    2,593       68,974
#*    MediciNova, Inc.                                      19,847       37,312
*     Merit Medical Systems, Inc.                           20,707      266,499
*     Misonix, Inc.                                         28,468      170,808
#*    Molina Healthcare, Inc.                              120,869    4,520,501
#     National Healthcare Corp.                              3,984      218,044
*     Natus Medical, Inc.                                  122,239    3,035,194
*     NuVasive, Inc.                                        17,755      598,521
      Omnicare, Inc.                                       317,727   18,831,679
*     Omnicell, Inc.                                        96,323    2,550,633
*     OraSure Technologies, Inc.                             7,623       49,931
#     Owens & Minor, Inc.                                   56,661    1,900,410
#*    Pacific Biosciences of California, Inc.               45,474      200,995
*     PDI, Inc.                                             94,402      445,577
*     PharMerica Corp.                                     150,112    4,081,545
#     Pozen, Inc.                                           55,562      464,498
*     Prestige Brands Holdings, Inc.                       268,318    8,994,019
*     Providence Service Corp. (The)                        25,273    1,026,337
#*    Repligen Corp.                                       104,438    1,655,342
*     RTI Surgical, Inc.                                   223,315      960,255
#*    Sciclone Pharmaceuticals, Inc.                       188,035      898,807
      Select Medical Holdings Corp.                         56,871      793,919
*     Skilled Healthcare Group, Inc. Class A                43,376      223,820
      Span-America Medical Systems, Inc.                    12,454      259,666
#*    Special Diversified Opportunities, Inc.               38,143       45,009
      STERIS Corp.                                           3,332      160,103
#*    Sucampo Pharmaceuticals, Inc. Class A                 36,738      253,860
*     SunLink Health Systems, Inc.                          12,035       18,173
*     SurModics, Inc.                                       14,010      304,858
*     Symmetry Medical, Inc.                               150,237    1,240,958
#*    Targacept, Inc.                                       16,871       74,907
#     Teleflex, Inc.                                        63,027    6,434,426
*     Tornier NV                                               600       10,182
#*    Transcept Pharmaceuticals, Inc.                       42,250      124,638
*     Triple-S Management Corp. Class B                     89,437    1,339,766
      Universal American Corp.                             386,869    2,773,851
#     Utah Medical Products, Inc.                            1,047       53,177
*     VCA Antech, Inc.                                      73,329    2,246,067
*     WellCare Health Plans, Inc.                            1,609      108,559
*     Wright Medical Group, Inc.                           110,648    3,026,223
                                                                   ------------
Total Health Care                                                   200,965,527
                                                                   ------------
Industrials -- (14.8%)
      AAR Corp.                                            196,594    5,091,785
      ABM Industries, Inc.                                  37,799    1,023,975
      Aceto Corp.                                          186,980    4,091,122
      Acme United Corp.                                      2,042       34,367
#*    Acorn Energy, Inc.                                     6,283       14,577
*     Adept Technology, Inc.                                52,963      633,437
*     AECOM Technology Corp.                               213,036    6,906,627

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
#*   Aegion Corp.                                           137,183 $ 3,496,795
#*   AeroCentury Corp.                                        9,884     177,418
#*   Aerovironment, Inc.                                    108,919   3,678,195
     AGCO Corp.                                             159,310   8,873,567
*    Air Transport Services Group, Inc.                     233,206   1,826,003
     Alamo Group, Inc.                                       66,141   3,513,410
     Alaska Air Group, Inc.                                  47,164   4,437,189
     Albany International Corp. Class A                      60,527   2,177,761
     Alliant Techsystems, Inc.                                3,455     498,280
(o)  Allied Defense Group, Inc.                              24,210       1,937
     Allied Motion Technologies, Inc.                         1,275      14,459
     Altra Industrial Motion Corp.                          123,243   4,209,981
     AMERCO                                                  88,302  22,085,213
*    Ameresco, Inc. Class A                                   6,772      43,409
#    American Railcar Industries, Inc.                      107,451   7,461,397
#*   American Superconductor Corp.                            7,795       9,978
*    American Woodmark Corp.                                 46,160   1,385,262
*    AMREP Corp.                                              8,943      48,739
#    Apogee Enterprises, Inc.                               153,531   4,877,680
     Applied Industrial Technologies, Inc.                   65,301   3,129,224
*    ARC Document Solutions, Inc.                           116,827     747,693
     ArcBest Corp.                                          136,778   5,391,789
     Argan, Inc.                                              2,352      62,963
#*   Arotech Corp.                                           33,900     117,633
#*   Ascent Solar Technologies, Inc.                         29,094      14,695
     Astec Industries, Inc.                                   1,656      66,157
#*   Atlas Air Worldwide Holdings, Inc.                     121,398   4,247,716
*    Avalon Holdings Corp. Class A                           12,727      57,017
#*   Avis Budget Group, Inc.                                549,560  28,901,360
#    AZZ, Inc.                                                1,329      57,705
     Baltic Trading, Ltd.                                    32,351     193,782
     Barnes Group, Inc.                                      70,309   2,708,303
     Barrett Business Services, Inc.                         26,591   1,340,452
*    Beacon Roofing Supply, Inc.                             25,061     891,670
#*   BlueLinx Holdings, Inc.                                101,135     132,487
     Brady Corp. Class A                                     63,268   1,631,682
*    Breeze-Eastern Corp.                                    29,140     288,486
#    Briggs & Stratton Corp.                                171,651   3,668,182
     Brink's Co. (The)                                        9,088     231,199
#*   Builders FirstSource, Inc.                              45,823     359,711
*    CAI International, Inc.                                 50,141   1,090,567
*    Casella Waste Systems, Inc. Class A                     21,365     108,962
#*   CBIZ, Inc.                                              85,999     737,011
     CDI Corp.                                              118,598   1,816,921
     Ceco Environmental Corp.                                20,047     318,547
     Celadon Group, Inc.                                     97,408   2,241,358
     Chicago Rivet & Machine Co.                              1,983      76,841
     CIRCOR International, Inc.                              59,669   4,845,719
*    Columbus McKinnon Corp.                                 53,255   1,410,725
     Comfort Systems USA, Inc.                               46,657     699,855
#    Compx International, Inc.                                5,744      52,845
     Courier Corp.                                           28,025     407,203

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
    Covanta Holding Corp.                                   194,274 $ 3,584,355
*   Covenant Transportation Group, Inc. Class A              76,284     781,911
#*  CPI Aerostructures, Inc.                                 27,413     369,253
*   CRA International, Inc.                                  44,458     967,851
    Cubic Corp.                                               2,908     137,926
    Curtiss-Wright Corp.                                    193,210  12,353,847
#*  DigitalGlobe, Inc.                                       94,158   2,804,025
    Douglas Dynamics, Inc.                                   67,044   1,131,032
*   Ducommun, Inc.                                           63,364   1,537,844
*   Dycom Industries, Inc.                                  161,441   5,069,247
    Dynamic Materials Corp.                                  12,521     252,924
#*  Eagle Bulk Shipping, Inc.                                62,674     183,008
    Eastern Co. (The)                                        34,260     578,651
    Ecology and Environment, Inc. Class A                     7,348      70,467
    Encore Wire Corp.                                       119,350   5,815,925
#*  Energy Recovery, Inc.                                    24,913     127,305
*   EnerNOC, Inc.                                            34,084     804,382
#   EnerSys, Inc.                                            72,816   4,920,905
#*  Engility Holdings, Inc.                                  17,049     744,018
    Ennis, Inc.                                             132,806   1,986,778
#*  EnPro Industries, Inc.                                   74,546   5,308,421
    ESCO Technologies, Inc.                                  72,124   2,410,384
#   Espey Manufacturing & Electronics Corp.                  13,355     355,243
*   Esterline Technologies Corp.                            124,499  13,572,881
    Exelis, Inc.                                            105,803   1,961,588
*   Federal Signal Corp.                                    123,464   1,874,184
*   Franklin Covey Co.                                       93,603   1,897,333
#   FreightCar America, Inc.                                 58,224   1,528,962
*   FTI Consulting, Inc.                                    123,735   4,244,110
#*  Fuel Tech, Inc.                                          23,411     142,573
*   Furmanite Corp.                                          70,098     734,627
    G&K Services, Inc. Class A                               89,654   4,746,283
    GATX Corp.                                              210,848  13,837,954
#*  Genco Shipping & Trading, Ltd.                           12,355      20,386
#*  Gencor Industries, Inc.                                  32,703     343,054
    General Cable Corp.                                      81,399   2,085,442
*   Gibraltar Industries, Inc.                              148,815   2,541,760
    Global Power Equipment Group, Inc.                        2,000      35,060
*   Goldfield Corp. (The)                                    15,445      31,817
*   GP Strategies Corp.                                      93,257   2,450,794
#*  GrafTech International, Ltd.                             80,035     897,192
    Granite Construction, Inc.                              155,442   5,810,422
*   Great Lakes Dredge & Dock Corp.                         330,495   2,852,172
*   Greenbrier Cos., Inc. (The)                             116,098   6,088,179
    Griffon Corp.                                           277,994   2,957,856
*   H&E Equipment Services, Inc.                            148,540   5,726,217
    Hardinge, Inc.                                           75,666   1,010,898
    Harsco Corp.                                             12,304     294,435
#*  Hawaiian Holdings, Inc.                                 176,430   2,549,413
    Heidrick & Struggles International, Inc.                 15,769     297,246
*   Hill International, Inc.                                 99,231     666,832
    Houston Wire & Cable Co.                                 99,680   1,242,013

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Industrials -- (Continued)
*   Hub Group, Inc. Class A                                  18,942 $   845,760
*   Hudson Global, Inc.                                     108,461     385,037
    Huntington Ingalls Industries, Inc.                       7,684     791,452
    Hurco Cos., Inc.                                         31,863     849,468
*   Huron Consulting Group, Inc.                              8,054     573,445
    Hyster-Yale Materials Handling, Inc.                     48,502   4,675,108
*   ICF International, Inc.                                  43,646   1,700,885
#*  InnerWorkings, Inc.                                       2,888      20,794
#*  Innovative Solutions & Support, Inc.                     11,934      80,316
    Insteel Industries, Inc.                                 72,966   1,501,640
#   International Shipholding Corp.                          32,037     863,077
#   Intersections, Inc.                                      78,990     443,924
#*  JetBlue Airways Corp.                                 1,383,605  10,937,398
#   Joy Global, Inc.                                         29,835   1,801,437
    Kadant, Inc.                                             64,437   2,239,186
#   Kaman Corp.                                              32,127   1,348,370
    KAR Auction Services, Inc.                               22,900     681,962
    Kelly Services, Inc. Class A                            160,142   3,372,591
*   Key Technology, Inc.                                     15,076     185,887
    Kforce, Inc.                                              1,997      46,171
    Kimball International, Inc. Class B                     137,692   2,307,718
#   Knight Transportation, Inc.                              31,013     735,938
*   Korn/Ferry International                                 89,539   2,601,108
#*  Kratos Defense & Security Solutions, Inc.                97,132     701,293
*   Lawson Products, Inc.                                    47,145     789,679
#*  Layne Christensen Co.                                    79,522   1,385,273
    LB Foster Co. Class A                                    28,930   1,369,836
#*  LMI Aerospace, Inc.                                      48,967     667,910
    LS Starrett Co. (The) Class A                            17,861     278,989
    LSI Industries, Inc.                                    111,727     850,242
*   Lydall, Inc.                                            110,552   2,588,022
    Manpowergroup, Inc.                                      55,050   4,477,767
    Marten Transport, Ltd.                                  243,892   5,721,706
    Mastech Holdings, Inc.                                      508       8,778
    Matson, Inc.                                            196,521   4,655,582
    McGrath RentCorp                                         62,106   1,961,307
*   Metalico, Inc.                                          280,268     431,613
*   Mfri, Inc.                                               51,844     564,581
    Miller Industries, Inc.                                  59,589   1,154,239
    Mobile Mini, Inc.                                       210,604   9,304,485
*   Moog, Inc. Class A                                       39,980   2,616,691
#*  Moog, Inc. Class B                                        3,308     216,608
    Mueller Industries, Inc.                                133,910   3,875,355
    Mueller Water Products, Inc. Class A                    318,498   2,904,702
#   Multi-Color Corp.                                        34,223   1,192,672
*   MYR Group, Inc.                                          70,256   1,648,206
#   National Presto Industries, Inc.                          1,658     119,807
*   Navigant Consulting, Inc.                               100,271   1,684,553
#   NL Industries, Inc.                                      37,233     373,447
    NN, Inc.                                                139,284   2,725,788
*   Northwest Pipe Co.                                       60,065   2,148,525
#*  Ocean Power Technologies, Inc.                           51,668     139,504

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
*   On Assignment, Inc.                                     187,664 $ 6,568,240
*   Orbital Sciences Corp.                                   47,271   1,389,767
*   Orion Energy Systems, Inc.                               38,009     201,448
*   Orion Marine Group, Inc.                                 25,213     295,748
    Oshkosh Corp.                                            74,294   4,124,060
    Owens Corning                                           367,806  15,024,875
*   PAM Transportation Services, Inc.                        60,286   1,500,519
*   Park-Ohio Holdings Corp.                                  1,185      69,192
*   Patrick Industries, Inc.                                  7,237     289,987
*   Patriot Transportation Holding, Inc.                     26,146     911,972
#*  Pendrell Corp.                                           13,308      21,958
*   PGT, Inc.                                                 6,695      66,615
*   Pike Corp.                                              109,683   1,052,957
    Powell Industries, Inc.                                  13,080     828,226
*   PowerSecure International, Inc.                          77,807   1,729,650
    Preformed Line Products Co.                              20,440   1,221,494
#   Providence and Worcester Railroad Co.                    13,495     235,353
    Quad/Graphics, Inc.                                      13,726     297,168
    Quanex Building Products Corp.                           33,343     628,182
*   Quanta Services, Inc.                                   121,338   4,280,805
*   RCM Technologies, Inc.                                   92,190     625,048
    Regal-Beloit Corp.                                        9,249     691,178
*   Republic Airways Holdings, Inc.                         254,007   2,110,798
    Resources Connection, Inc.                               61,990     843,684
*   Roadrunner Transportation Systems, Inc.                  24,609     606,120
#*  Rush Enterprises, Inc. Class A                          197,465   6,338,626
#*  Rush Enterprises, Inc. Class B                           51,902   1,467,789
    Ryder System, Inc.                                      233,530  19,191,495
*   Saia, Inc.                                              146,541   6,033,093
    Schawk, Inc.                                            129,373   2,587,460
    Servotronics, Inc.                                        6,561      50,815
    SIFCO Industries, Inc.                                   14,049     461,510
    Simpson Manufacturing Co., Inc.                          15,535     509,393
    SkyWest, Inc.                                           240,109   2,785,264
*   SL Industries, Inc.                                      12,775     351,185
*   Sparton Corp.                                            56,079   1,523,106
#*  Standard Register Co. (The)                              16,816     122,084
    Standex International Corp.                              73,367   4,355,799
    Steelcase, Inc. Class A                                 206,657   3,405,707
*   Sterling Construction Co., Inc.                          43,300     332,544
*   Supreme Industries, Inc. Class A                         31,849     180,584
    Sypris Solutions, Inc.                                   27,793      84,213
#   TAL International Group, Inc.                           143,438   6,050,215
#*  Tecumseh Products Co. Class A                            30,050     180,601
*   Tecumseh Products Co. Class B                             7,143      41,715
#   Terex Corp.                                             202,016   8,745,273
*   Tetra Tech, Inc.                                         41,011   1,175,785
*   Thermon Group Holdings, Inc.                                621      14,792
#   Titan International, Inc.                                52,070     911,746
#*  Titan Machinery, Inc.                                    63,565   1,121,287
#*  TRC Cos., Inc.                                           82,027     486,420
*   Trimas Corp.                                            120,073   4,305,818

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Industrials -- (Continued)
    Trinity Industries, Inc.                               277,414 $ 20,822,695
    Triumph Group, Inc.                                     68,195    4,419,718
*   Tutor Perini Corp.                                     215,588    6,381,405
    Twin Disc, Inc.                                         43,496    1,258,339
*   Ultralife Corp.                                         40,258      144,929
*   Ultrapetrol Bahamas, Ltd.                                1,200        3,396
    UniFirst Corp.                                          54,384    5,233,916
    United Stationers, Inc.                                 18,874      708,341
*   UniTek Global Services, Inc.                               300          366
    Universal Forest Products, Inc.                         87,386    4,412,119
*   Universal Security Instruments, Inc.                       793        3,331
    Universal Truckload Services, Inc.                      13,085      322,676
    URS Corp.                                              209,771    9,884,410
#*  USA Truck, Inc.                                         62,991    1,049,430
#   UTi Worldwide, Inc.                                     32,703      320,162
*   Versar, Inc.                                             1,356        5,234
    Viad Corp.                                             103,803    2,392,659
*   Virco Manufacturing Corp.                               26,552       58,282
*   Volt Information Sciences, Inc.                          2,400       19,152
    VSE Corp.                                                3,624      226,391
    Watts Water Technologies, Inc. Class A                 115,180    6,127,576
    Werner Enterprises, Inc.                                17,270      442,112
*   Wesco Aircraft Holdings, Inc.                           27,220      551,477
*   Willdan Group, Inc.                                     16,551       77,293
*   Willis Lease Finance Corp.                              36,581      737,473
#*  XPO Logistics, Inc.                                     35,301      958,069
                                                                   ------------
Total Industrials                                                   569,932,554
                                                                   ------------
Information Technology -- (11.6%)
*   Acxiom Corp.                                            10,949      309,200
    ADTRAN, Inc.                                            15,148      339,770
*   Advanced Energy Industries, Inc.                        56,347    1,232,872
*   Aeroflex Holding Corp.                                  50,112      383,357
#*  Aetrium, Inc.                                              188          949
*   Agilysys, Inc.                                         117,956    1,479,168
#*  Alpha & Omega Semiconductor, Ltd.                       16,887      121,586
    American Software, Inc. Class A                         19,941      192,231
#*  Amkor Technology, Inc.                                 101,357      805,788
*   Amtech Systems, Inc.                                    47,501      406,134
#*  ANADIGICS, Inc.                                        280,100      350,125
*   AOL, Inc.                                              205,550    8,799,595
#*  Applied Micro Circuits Corp.                            32,163      312,303
*   ARRIS Group, Inc.                                      449,224   11,720,254
*   Arrow Electronics, Inc.                                351,633   19,955,173
    Astro-Med, Inc.                                         24,190      304,068
#*  Aviat Networks, Inc.                                   165,868      250,461
*   Avid Technology, Inc.                                  129,698      979,220
    Avnet, Inc.                                            307,290   13,253,418
    AVX Corp.                                               91,606    1,222,940
#*  Aware, Inc.                                             46,523      257,737
*   Axcelis Technologies, Inc.                             213,783      382,672
*   AXT, Inc.                                              170,997      369,354

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
*     Bankrate, Inc.                                         68,970 $ 1,208,354
      Bel Fuse, Inc. Class A                                 11,057     225,121
      Bel Fuse, Inc. Class B                                 48,330   1,051,661
*     Benchmark Electronics, Inc.                           259,534   6,015,998
      Black Box Corp.                                        85,626   1,820,409
*     Blucora, Inc.                                         195,437   3,762,162
*     BroadVision, Inc.                                      19,245     190,910
*     Brocade Communications Systems, Inc.                  596,259   5,551,171
      Brooks Automation, Inc.                               146,224   1,495,871
*     Bsquare Corp.                                          33,534     107,309
*     BTU International, Inc.                                 7,174      21,020
#*    CACI International, Inc. Class A                      127,408   8,873,967
*     Calix, Inc.                                           110,814     976,271
*     Cascade Microtech, Inc.                                70,739     755,492
*     Checkpoint Systems, Inc.                              124,835   1,594,143
*     CIBER, Inc.                                           361,694   1,562,518
*     Coherent, Inc.                                         16,743     999,725
      Cohu, Inc.                                            136,344   1,404,343
(o)*  Commerce One, LLC                                         110          --
      Communications Systems, Inc.                           41,562     502,485
      Computer Sciences Corp.                                37,110   2,196,170
      Compuware Corp.                                        56,214     582,377
      Comtech Telecommunications Corp.                       94,841   3,011,202
      Concurrent Computer Corp.                              33,012     276,971
      Convergys Corp.                                       551,669  11,882,950
*     CoreLogic, Inc.                                       194,171   5,442,613
#*    Cray, Inc.                                             66,170   1,899,741
#*    Cree, Inc.                                            145,790   6,876,914
      CSG Systems International, Inc.                        45,289   1,193,818
      CSP, Inc.                                               4,766      36,126
      CTS Corp.                                             186,239   3,313,192
*     CyberOptics Corp.                                      72,104     542,222
      Daktronics, Inc.                                       15,217     198,125
*     Datalink Corp.                                         26,940     345,910
#*    Dataram Corp.                                           3,352       8,983
*     Dealertrack Technologies, Inc.                          3,100     141,639
*     Digi International, Inc.                              134,407   1,190,846
*     Digital River, Inc.                                    60,824     929,999
*     Diodes, Inc.                                           17,680     466,222
*     Dot Hill Systems Corp.                                 28,621     118,205
*     DSP Group, Inc.                                       115,184     916,865
#     EarthLink Holdings Corp.                              483,446   1,648,551
*     EchoStar Corp. Class A                                130,677   5,875,238
*     Edgewater Technology, Inc.                             75,244     532,728
      Electro Rent Corp.                                    120,514   1,946,301
      Electro Scientific Industries, Inc.                   156,283   1,325,280
*     Electronics for Imaging, Inc.                         199,356   7,533,663
*     Emcore Corp.                                           45,352     219,050
#*    Emulex Corp.                                          264,198   1,889,016
*     Entegris, Inc.                                         77,735     862,081
*     Entropic Communications, Inc.                          81,262     299,857
      EPIQ Systems, Inc.                                    141,149   1,805,296

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
*   ePlus, Inc.                                              38,358 $ 1,919,434
*   Euronet Worldwide, Inc.                                  82,212   3,780,930
*   Exar Corp.                                              211,784   2,291,503
*   Extreme Networks, Inc.                                  346,305   1,980,865
*   Fabrinet                                                 21,864     472,262
#*  Fairchild Semiconductor International, Inc.             375,794   4,783,858
#*  Finisar Corp.                                            55,811   1,459,458
#*  First Solar, Inc.                                       234,322  15,814,392
*   FormFactor, Inc.                                        122,753     705,830
*   Frequency Electronics, Inc.                              28,958     308,547
#*  GigOptix, Inc.                                            9,792      15,569
*   Global Cash Access Holdings, Inc.                        13,886      91,648
*   GSE Systems, Inc.                                        56,149      98,261
*   GSI Group, Inc.                                          25,395     308,295
#*  GSI Technology, Inc.                                     99,963     634,765
    Hackett Group, Inc. (The)                               215,781   1,294,686
*   Harmonic, Inc.                                          303,730   2,135,222
*   Hutchinson Technology, Inc.                              74,698     207,660
    IAC/InterActiveCorp                                     161,827  10,725,894
#*  ID Systems, Inc.                                         58,538     329,569
*   Identive Group, Inc.                                    107,678      91,526
#*  IEC Electronics Corp.                                     4,201      18,694
*   II-VI, Inc.                                               5,572      80,237
*   Ikanos Communications, Inc.                              13,661       8,128
*   Imation Corp.                                           116,292     502,381
*   Ingram Micro, Inc. Class A                              553,452  14,921,066
*   Innodata, Inc.                                              600       2,022
*   Inphi Corp.                                               3,069      45,390
*   Insight Enterprises, Inc.                               137,520   3,592,022
*   Integrated Device Technology, Inc.                      409,921   4,783,778
*   Integrated Silicon Solution, Inc.                       134,377   1,943,091
#*  Internap Network Services Corp.                         251,967   1,693,218
*   International Rectifier Corp.                           236,599   6,161,038
*   Interphase Corp.                                         36,892     201,061
    Intersil Corp. Class A                                  451,374   5,569,955
*   Intevac, Inc.                                           114,179     919,141
*   IntraLinks Holdings, Inc.                                53,565     490,120
*   IntriCon Corp.                                           13,375      88,409
#*  Itron, Inc.                                               8,135     309,130
    IXYS Corp.                                              108,516   1,170,888
#*  Kemet Corp.                                              88,667     444,222
*   Key Tronic Corp.                                         54,827     574,587
*   Kopin Corp.                                             237,250     773,435
*   Kulicke & Soffa Industries, Inc.                        172,564   2,538,416
*   KVH Industries, Inc.                                     88,639   1,197,513
*   Lattice Semiconductor Corp.                             311,711   2,624,607
    Lexmark International, Inc. Class A                     195,376   8,401,168
*   LGL Group, Inc. (The)                                     9,533      46,712
*   Limelight Networks, Inc.                                179,797     372,180
*   LoJack Corp.                                              5,481      31,077
*   LTX-Credence Corp.                                       73,128     704,223
*   Magnachip Semiconductor Corp.                            11,444     160,216

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
#   ManTech International Corp. Class A                      73,769 $ 2,200,529
    Marchex, Inc. Class B                                    93,738     867,076
    Marvell Technology Group, Ltd.                          827,739  13,127,941
*   Mattson Technology, Inc.                                 34,221      68,100
#*  Maxwell Technologies, Inc.                               20,502     308,760
*   Measurement Specialties, Inc.                            47,749   3,072,648
    Mentor Graphics Corp.                                   170,327   3,525,769
*   Mercury Systems, Inc.                                    86,056   1,201,342
    Methode Electronics, Inc.                               178,393   4,948,622
*   Microsemi Corp.                                          43,950   1,033,704
    MKS Instruments, Inc.                                   159,920   4,501,748
    MOCON, Inc.                                               1,300      20,774
#*  ModusLink Global Solutions, Inc.                        205,727     831,137
*   Monster Worldwide, Inc.                                 100,725     693,995
#*  MoSys, Inc.                                              25,927     101,375
*   Multi-Fineline Electronix, Inc.                          18,431     228,176
*   Nanometrics, Inc.                                        25,549     415,427
*   NAPCO Security Technologies, Inc.                        21,296     124,369
*   NeoPhotonics Corp.                                        6,053      34,926
*   NETGEAR, Inc.                                             8,801     284,272
*   Newport Corp.                                           156,673   2,926,652
#*  Novatel Wireless, Inc.                                   92,816     167,997
*   Oclaro, Inc.                                            176,592     600,413
*   OmniVision Technologies, Inc.                           262,229   5,121,332
*   Oplink Communications, Inc.                              89,895   1,540,800
    Optical Cable Corp.                                      59,643     226,047
*   OSI Systems, Inc.                                        31,700   1,769,177
*   PAR Technology Corp.                                     72,352     349,460
#   Park Electrochemical Corp.                                  600      15,996
    PC Connection, Inc.                                     232,056   4,643,441
    PC-Tel, Inc.                                            102,769     847,844
#*  PCM, Inc.                                               112,274   1,169,895
    Perceptron, Inc.                                         78,740     929,132
*   Perficient, Inc.                                         50,735     926,928
*   Pericom Semiconductor Corp.                             212,474   1,714,665
#*  Photronics, Inc.                                        279,845   2,429,055
#*  Planar Systems, Inc.                                     52,408     115,298
    Plantronics, Inc.                                         3,215     140,078
*   Plexus Corp.                                             19,652     823,812
*   PLX Technology, Inc.                                     41,306     239,575
*   PMC-Sierra, Inc.                                        413,480   2,828,203
*   Polycom, Inc.                                           203,209   2,499,471
*   PRGX Global, Inc.                                         3,599      23,142
*   Progress Software Corp.                                   4,565      97,965
    QAD, Inc. Class B                                           465       7,249
*   QLogic Corp.                                             85,081     985,238
*   Qualstar Corp.                                          101,200     152,812
*   QuinStreet, Inc.                                          9,715      59,261
*   Qumu Corp.                                               17,458     234,810
*   Radisys Corp.                                            87,223     279,114
*   RealNetworks, Inc.                                      159,245   1,200,707
#*  Reis, Inc.                                               48,098     791,693

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
#   RF Industries, Ltd.                                      21,697 $   132,569
#   Richardson Electronics, Ltd.                             75,225     753,754
*   Rofin-Sinar Technologies, Inc.                           17,331     384,748
*   Rogers Corp.                                              2,110     126,642
*   Rosetta Stone, Inc.                                       6,611      78,737
*   Rovi Corp.                                               67,292   1,499,939
#*  Rubicon Technology, Inc.                                 18,192     184,285
*   Rudolph Technologies, Inc.                              145,735   1,327,646
*   Sanmina Corp.                                           275,108   5,570,937
*   ScanSource, Inc.                                         35,220   1,352,800
*   Seachange International, Inc.                           223,184   2,091,234
*   Selectica, Inc.                                           1,891      11,251
*   ShoreTel, Inc.                                           37,239     281,154
*   Sigma Designs, Inc.                                     133,928     504,909
*   Silicon Image, Inc.                                     106,338     596,556
*   Smith Micro Software, Inc.                                7,100      11,786
*   SMTC Corp.                                               15,394      23,553
*   Sonus Networks, Inc.                                    368,981   1,206,568
*   Spansion, Inc. Class A                                   20,271     361,432
*   Speed Commerce, Inc.                                        300         990
*   SS&C Technologies Holdings, Inc.                          2,900     112,868
*   StarTek, Inc.                                            84,732     588,887
#*  SunEdison, Inc.                                         247,961   4,768,290
#*  SunPower Corp.                                          185,231   6,190,420
*   Super Micro Computer, Inc.                               20,146     410,173
*   support.com, Inc.                                       182,891     451,741
*   Sykes Enterprises, Inc.                                  87,542   1,732,456
*   SYNNEX Corp.                                            188,595  12,707,531
*   Take-Two Interactive Software, Inc.                      42,605     868,290
*   Tech Data Corp.                                         163,716  10,230,613
*   TeleCommunication Systems, Inc. Class A                 206,983     527,807
*   Telenav, Inc.                                            12,727      78,016
#*  Teradyne, Inc.                                           55,200     975,384
    Tessco Technologies, Inc.                                37,440   1,231,402
    Tessera Technologies, Inc.                              138,192   3,030,551
    TheStreet, Inc.                                         179,756     461,973
*   TriQuint Semiconductor, Inc.                            711,347  10,086,900
*   TSR, Inc.                                                 4,582      13,883
#*  TTM Technologies, Inc.                                  309,623   2,442,925
*   Ultra Clean Holdings, Inc.                               16,704     142,318
    United Online, Inc.                                      71,086     842,369
#*  UTStarcom Holdings Corp.                                 31,344      96,853
#*  Veeco Instruments, Inc.                                   6,045     223,484
*   VeriFone Systems, Inc.                                   28,723     960,497
#*  Viasystems Group, Inc.                                   61,551     739,843
*   Vicon Industries, Inc.                                   36,465     106,478
*   Video Display Corp.                                      10,671      37,028
*   Virtusa Corp.                                           319,624  10,538,003
#   Vishay Intertechnology, Inc.                            479,006   6,811,465
*   Vishay Precision Group, Inc.                             40,885     663,564
#*  Vocus, Inc.                                               3,790      68,144
    Wayside Technology Group, Inc.                              518       8,371

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Information Technology -- (Continued)
*   Web.com Group, Inc.                                      4,664 $    143,231
#*  Westell Technologies, Inc. Class A                      63,930      208,412
*   XO Group, Inc.                                          38,554      409,443
*   Zygo Corp.                                              73,190    1,408,176
                                                                   ------------
Total Information Technology                                        447,140,986
                                                                   ------------
Materials -- (7.2%)
    A Schulman, Inc.                                       174,907    6,282,659
#*  AM Castle & Co.                                        118,783    1,458,655
*   American Biltrite, Inc.                                     43       18,060
    Ampco-Pittsburgh Corp.                                  30,064      602,182
    Ashland, Inc.                                          159,881   15,444,505
    Axiall Corp.                                            74,378    3,466,015
    Cabot Corp.                                             62,826    3,631,343
*   Century Aluminum Co.                                   414,244    5,695,855
    Chase Corp.                                             18,375      572,197
*   Chemtura Corp.                                         102,527    2,286,352
*   Clearwater Paper Corp.                                   3,149      193,317
#   Cliffs Natural Resources, Inc.                         208,593    3,696,268
*   Coeur Mining, Inc.                                     272,130    2,356,646
    Commercial Metals Co.                                  404,659    7,769,453
*   Continental Materials Corp.                              1,419       26,259
*   Core Molding Technologies, Inc.                         23,022      276,494
#   Cytec Industries, Inc.                                  32,583    3,105,812
    Domtar Corp.                                           123,167   11,498,871
*   Ferro Corp.                                             83,666    1,085,985
    Friedman Industries, Inc.                               53,141      455,950
#   FutureFuel Corp.                                        24,677      495,267
#*  General Moly, Inc.                                      11,448       12,593
#*  Golden Minerals Co.                                     10,005        7,004
*   Graphic Packaging Holding Co.                          611,140    6,270,296
    Haynes International, Inc.                              18,879    1,001,531
    HB Fuller Co.                                           37,089    1,718,333
*   Headwaters, Inc.                                       203,850    2,544,048
#   Hecla Mining Co.                                       122,361      375,648
#*  Horsehead Holding Corp.                                182,199    2,840,482
    Huntsman Corp.                                         346,468    8,679,023
    Innophos Holdings, Inc.                                  1,018       57,456
#   Kaiser Aluminum Corp.                                   92,915    6,541,216
*   KapStone Paper and Packaging Corp.                     378,704    9,990,212
#   KMG Chemicals, Inc.                                      7,287      113,750
*   Landec Corp.                                           114,200    1,354,412
#*  Louisiana-Pacific Corp.                                670,853   10,995,281
    Materion Corp.                                          87,213    2,934,717
#*  McEwen Mining, Inc.                                    141,800      340,320
    MeadWestvaco Corp.                                     386,074   15,083,911
*   Mercer International, Inc.                             186,841    1,547,043
    Minerals Technologies, Inc.                            106,056    6,309,271
    Myers Industries, Inc.                                 180,201    3,369,759
    Neenah Paper, Inc.                                      52,936    2,666,386
    Noranda Aluminum Holding Corp.                           1,300        4,615
*   Northern Technologies International Corp.               20,514      433,871

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Materials -- (Continued)
#     Olin Corp.                                             9,016 $    253,350
#     Olympic Steel, Inc.                                   72,635    1,914,659
#     OM Group, Inc.                                       173,900    5,093,531
*     OMNOVA Solutions, Inc.                                24,623      224,562
*     Penford Corp.                                         60,138      757,739
      PH Glatfelter Co.                                    220,312    5,622,362
      PolyOne Corp.                                        237,288    8,891,181
      Quaker Chemical Corp.                                 41,927    3,120,627
      Reliance Steel & Aluminum Co.                        200,657   14,210,529
*     Resolute Forest Products, Inc.                         2,244       40,033
      Rock-Tenn Co. Class A                                149,967   14,338,345
*     RTI International Metals, Inc.                       146,456    4,124,201
#     Schnitzer Steel Industries, Inc. Class A              96,137    2,698,566
      Sealed Air Corp.                                      32,648    1,120,153
      Sensient Technologies Corp.                           21,178    1,144,671
      Sonoco Products Co.                                    1,208       50,833
      Steel Dynamics, Inc.                                 255,436    4,666,816
      Stepan Co.                                             2,435      140,816
*     Stillwater Mining Co.                                100,898    1,592,170
*     SunCoke Energy, Inc.                                 155,192    3,238,857
      Synalloy Corp.                                        27,564      427,242
#*    Texas Industries, Inc.                                86,140    7,468,338
      Tredegar Corp.                                       167,221    3,479,869
      Tronox, Ltd. Class A                                   6,319      154,815
#     United States Lime & Minerals, Inc.                    3,304      178,614
#     United States Steel Corp.                            171,495    4,462,300
*     Universal Stainless & Alloy Products, Inc.            44,949    1,613,220
      Vulcan Materials Co.                                 167,005   10,776,833
#     Wausau Paper Corp.                                   158,672    1,897,717
      Westlake Chemical Corp.                              191,836   13,658,723
      Worthington Industries, Inc.                         159,664    5,875,635
      Zep, Inc.                                              6,046      104,535
                                                                   ------------
Total Materials                                                     278,951,165
                                                                   ------------
Other -- (0.0%)
(o)*  Allen Organ Co. Escrow Shares                            400           --
(o)*  Gerber Scientific, Inc. Escrow Shares                182,700           --
(o)*  Petrocorp, Inc. Escrow Shares                          4,900           --
                                                                   ------------
Total Other                                                                  --
                                                                   ------------
Real Estate Investment Trusts -- (0.0%)
      Parkway Properties, Inc.                              77,166    1,455,351
                                                                   ------------
Telecommunication Services -- (0.6%)
#*    Alaska Communications Systems Group, Inc.             13,354       25,239
#     Alteva                                                12,429       75,196
      Atlantic Tele-Network, Inc.                            5,482      324,370
*     Cbeyond, Inc.                                         28,072      277,632
#     Frontier Communications Corp.                        714,130    4,249,074
*     General Communication, Inc. Class A                  157,174    1,640,897
#*    Hawaiian Telcom Holdco, Inc.                           2,455       65,352
#     HC2 Holdings, Inc.                                     3,761       14,781

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                       SHARES        VALUE+
                                                      ---------- --------------
Telecommunication Services -- (Continued)
       HickoryTech Corp.                                  43,317 $      514,173
       IDT Corp. Class B                                  19,608        310,591
       Inteliquent, Inc.                                  83,474      1,138,585
#*     Iridium Communications, Inc.                      145,080        967,684
*      ORBCOMM, Inc.                                      99,720        625,244
*      Premiere Global Services, Inc.                     71,808        913,398
#      Shenandoah Telecommunications Co.                   3,309         92,751
#*     Straight Path Communications, Inc. Class B          9,804         68,628
       T-Mobile US, Inc.                                  22,346        654,514
       Telephone & Data Systems, Inc.                    274,975      7,476,570
       United States Cellular Corp.                       48,815      2,027,775
       USA Mobility, Inc.                                 42,433        726,877
*      Vonage Holdings Corp.                              32,874        126,236
#      Windstream Holdings, Inc.                         224,548      2,036,650
                                                                 --------------
Total Telecommunication Services                                     24,352,217
                                                                 --------------
Utilities -- (0.4%)
#      Consolidated Water Co., Ltd.                       22,021        255,884
#*     Dynegy, Inc.                                        4,423        125,834
*      Genie Energy, Ltd. Class B                         59,779        484,210
       NRG Energy, Inc.                                  123,368      4,036,601
#      Ormat Technologies, Inc.                           37,652      1,004,555
       SJW Corp.                                          41,552      1,131,461
       UGI Corp.                                         160,040      7,472,268
                                                                 --------------
Total Utilities                                                      14,510,813
                                                                 --------------
TOTAL COMMON STOCKS                                               3,388,470,970
                                                                 --------------
RIGHTS/WARRANTS -- (0.0%)
(o)*   Leap Wireless International, Inc. Contingent
         Value Rights                                    106,992        269,620
(o)*   LGL Group, Inc. (The) Warrants 08/06/18            47,665          2,860
(o)#*  Magnum Hunter Resources Corp. Warrants
         04/15/16                                          3,960             --
(o)#*  PhotoMedex, Inc. Contingent Value Warrants
         12/13/14                                            126             --
                                                                 --------------
TOTAL RIGHTS/WARRANTS                                                   272,480
                                                                 --------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
       State Street Institutional Liquid Reserves,
         0.074%                                       11,897,618     11,897,618
                                                                 --------------
                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)
                                                      ----------
SECURITIES LENDING COLLATERAL -- (12.0%)
(S)@   DFA Short Term Investment Fund                 39,936,034    462,059,912
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $2,391,733,486)              $3,862,700,980
                                                                 ==============

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                             --------------------------------------------------
                                LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                             -------------- ------------ ------- --------------
 Common Stocks
    Consumer Discretionary   $  531,280,004 $     11,600   --    $  531,291,604
    Consumer Staples            125,693,247           --   --       125,693,247
    Energy                      335,999,540           --   --       335,999,540
    Financials                  858,151,451       26,515   --       858,177,966
    Health Care                 200,728,882      236,645   --       200,965,527
    Industrials                 569,930,617        1,937   --       569,932,554
    Information Technology      447,140,986           --   --       447,140,986
    Materials                   278,951,165           --   --       278,951,165
    Other                                --           --   --                --
    Real Estate Investment
      Trusts                      1,455,351           --   --         1,455,351
    Telecommunication
      Services                   24,352,217           --   --        24,352,217
    Utilities                    14,510,813           --   --        14,510,813
 Rights/Warrants                         --      272,480   --           272,480
 Temporary Cash Investments      11,897,618           --   --        11,897,618
 Securities Lending
   Collateral                            --  462,059,912   --       462,059,912
                             -------------- ------------   --    --------------
 TOTAL                       $3,400,091,891 $462,609,089   --    $3,862,700,980
                             ============== ============   ==    ==============

                     TAX-MANAGED U.S. SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                            SHARES    VALUE+
                                                            ------- ----------
COMMON STOCKS -- (82.1%)

Consumer Discretionary -- (13.2%)
*   1-800-Flowers.com, Inc. Class A                          68,093 $  371,107
    Aaron's, Inc.                                            35,641  1,050,340
#*  Aeropostale, Inc.                                         4,700     23,359
    AH Belo Corp. Class A                                    49,683    571,851
#*  ALCO Stores, Inc.                                         1,500     15,135
*   Ambassadors Group, Inc.                                  28,647    121,463
    AMCON Distributing Co.                                      300     24,138
#*  America's Car-Mart, Inc.                                 25,524    922,437
*   American Axle & Manufacturing Holdings, Inc.             92,532  1,633,190
#*  American Public Education, Inc.                          27,747    960,046
*   ANN, Inc.                                                51,700  2,026,123
    Arctic Cat, Inc.                                         33,533  1,371,164
    Ark Restaurants Corp.                                     5,609    119,079
*   Asbury Automotive Group, Inc.                            46,541  2,873,441
*   Ascena Retail Group, Inc.                                52,390    901,108
*   Ascent Capital Group, Inc. Class A                       17,613  1,211,246
*   Ballantyne Strong, Inc.                                  38,851    175,607
#*  Bally Technologies, Inc.                                 20,129  1,310,599
#*  Barnes & Noble, Inc.                                     94,632  1,551,965
    Bassett Furniture Industries, Inc.                       26,661    367,655
    Beasley Broadcasting Group, Inc. Class A                 20,332    156,556
*   Beazer Homes USA, Inc.                                   35,040    664,358
#   bebe stores, Inc.                                       174,252    879,973
    Big 5 Sporting Goods Corp.                               59,513    726,654
*   Big Lots, Inc.                                              350     13,825
*   Biglari Holdings, Inc.                                    3,432  1,472,397
#*  BJ's Restaurants, Inc.                                   36,853  1,052,153
#*  Blue Nile, Inc.                                          19,646    682,306
#   Blyth, Inc.                                              24,800    232,376
#   Bob Evans Farms, Inc.                                    44,644  2,092,464
#*  Body Central Corp.                                       12,788     13,300
#   Bon-Ton Stores, Inc. (The)                               33,773    371,503
*   Books-A-Million, Inc.                                    28,867     68,126
    Bowl America, Inc. Class A                                1,400     20,615
#*  Boyd Gaming Corp.                                        69,502    821,514
*   Bravo Brio Restaurant Group, Inc.                        31,583    472,798
#*  Bridgepoint Education, Inc.                              32,341    512,605
    Brown Shoe Co., Inc.                                     82,638  1,949,430
    Brunswick Corp.                                          30,204  1,213,899
#   Buckle, Inc. (The)                                       31,524  1,481,313
*   Buffalo Wild Wings, Inc.                                 19,661  2,872,865
*   Build-A-Bear Workshop, Inc.                              39,037    437,995
#*  Cabela's, Inc.                                           65,260  4,281,709
#*  Cache, Inc.                                              38,804    103,219
#*  Caesars Acquisition Co. Class A                           4,060     51,156
#*  Caesars Entertainment Corp.                               4,060     74,988
#   Callaway Golf Co.                                       182,682  1,591,160
*   Cambium Learning Group, Inc.                             47,089    105,479
*   Canterbury Park Holding Corp.                             7,639     85,939
#   Capella Education Co.                                    21,869  1,276,275
#*  Career Education Corp.                                  131,527    949,625

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
*   Carmike Cinemas, Inc.                                    39,475 $1,170,828
    Carriage Services, Inc.                                  46,003    740,188
*   Carrols Restaurant Group, Inc.                           61,109    410,041
    Carter's, Inc.                                           18,259  1,344,958
#   Cato Corp. (The) Class A                                 41,953  1,195,241
*   Cavco Industries, Inc.                                   15,402  1,200,586
#*  Central European Media Enterprises, Ltd. Class A          4,357     11,938
#*  Charles & Colvard, Ltd.                                  19,124     41,499
#   Cheesecake Factory, Inc. (The)                           57,563  2,584,003
    Cherokee, Inc.                                           16,547    229,507
    Chico's FAS, Inc.                                        17,771    282,203
#   Children's Place Retail Stores, Inc. (The)               39,665  1,903,920
#   Choice Hotels International, Inc.                        37,271  1,646,633
*   Christopher & Banks Corp.                                44,077    275,040
    Churchill Downs, Inc.                                    21,185  1,860,679
#*  Chuy's Holdings, Inc.                                    16,800    603,960
*   Citi Trends, Inc.                                        25,734    437,221
*   Cobra Electronics Corp.                                   2,099      6,927
#   Collectors Universe, Inc.                                20,036    470,445
#   Columbia Sportswear Co.                                   8,512    731,862
#*  Conn's, Inc.                                             78,720  3,481,786
#   Cooper Tire & Rubber Co.                                 59,616  1,499,342
#*  Cooper-Standard Holding, Inc.                               438     29,675
    Core-Mark Holding Co., Inc.                              28,897  2,327,364
#*  Corinthian Colleges, Inc.                               195,882    225,264
    Cracker Barrel Old Country Store, Inc.                   24,607  2,331,267
*   Crocs, Inc.                                             121,945  1,845,028
#*  Crown Media Holdings, Inc. Class A                       90,508    324,019
    CSS Industries, Inc.                                     20,525    491,984
#   CST Brands, Inc.                                         32,100  1,047,423
    CTC Media, Inc.                                          40,553    351,595
    Culp, Inc.                                               35,956    649,006
*   Cumulus Media, Inc. Class A                             168,059  1,077,258
#   Dana Holding Corp.                                          100      2,117
#*  Deckers Outdoor Corp.                                    39,785  3,141,026
*   Del Frisco's Restaurant Group, Inc.                      16,200    421,362
#*  dELiA*s, Inc.                                            21,097     17,827
*   Delta Apparel, Inc.                                       5,459     83,141
    Destination Maternity Corp.                              31,719    782,191
#*  Destination XL Group, Inc.                              114,725    619,515
#   DeVry Education Group, Inc.                              43,305  1,950,024
    Dillard's, Inc. Class A                                  24,816  2,430,231
    DineEquity, Inc.                                         22,844  1,731,804
*   Dixie Group, Inc. (The)                                  17,430    262,670
    Domino's Pizza, Inc.                                     54,821  4,077,586
#*  Dorman Products, Inc.                                    58,084  3,342,734
*   Dover Downs Gaming & Entertainment, Inc.                 19,418     28,156
    Dover Motorsports, Inc.                                  27,257     63,781
#*  DreamWorks Animation SKG, Inc. Class A                   58,193  1,398,378
    Drew Industries, Inc.                                    44,007  2,214,432
    DSW, Inc. Class A                                        69,646  2,325,480
#   Educational Development Corp.                             2,842     11,027

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Consumer Discretionary -- (Continued)
       Einstein Noah Restaurant Group, Inc.                   30,560 $  469,402
*      Emerson Radio Corp.                                    37,654     76,438
*      Emmis Communications Corp. Class A                      8,150     26,325
#*     Entercom Communications Corp. Class A                  40,881    441,515
*      Entertainment Gaming Asia, Inc.                         3,555      3,025
       Entravision Communications Corp. Class A              153,830    816,837
       Escalade, Inc.                                         10,576    155,679
       Ethan Allen Interiors, Inc.                            39,716    964,304
#*     EW Scripps Co. Class A                                100,095  1,714,627
*      Express, Inc.                                          41,522    604,976
(o)#*  FAB Universal Corp.                                    15,344     35,337
*      Famous Dave's Of America, Inc.                         19,657    520,714
*      Federal-Mogul Holdings Corp.                           16,290    280,514
*      Fiesta Restaurant Group, Inc.                          47,558  1,741,098
       Finish Line, Inc. (The) Class A                       114,231  3,144,779
*      Flanigan's Enterprises, Inc.                            1,877     26,184
       Flexsteel Industries, Inc.                              6,364    218,412
       Fred's, Inc. Class A                                   90,082  1,641,294
       Frisch's Restaurants, Inc.                              5,471    129,553
*      FTD Cos., Inc.                                         44,580  1,352,557
#*     Fuel Systems Solutions, Inc.                           36,926    386,984
*      Full House Resorts, Inc.                               43,994     87,768
#*     G-III Apparel Group, Ltd.                              41,439  2,974,077
*      Gaiam, Inc. Class A                                    34,103    251,680
*      Gaming Partners International Corp.                    20,256    171,163
*      Geeknet, Inc.                                           7,936    117,453
#*     Genesco, Inc.                                          36,236  2,767,343
*      Gentherm, Inc.                                         61,205  2,224,802
#      Gordmans Stores, Inc.                                  17,190     77,183
#*     Grand Canyon Education, Inc.                           35,116  1,514,202
#*     Gray Television, Inc.                                 134,064  1,508,220
*      Gray Television, Inc. Class A                             912      8,441
#      Group 1 Automotive, Inc.                               40,048  2,888,662
       Guess?, Inc.                                           31,631    851,190
*      Hallwood Group, Inc. (The)                              1,645     20,168
       Harte-Hanks, Inc.                                      91,031    731,889
*      Hastings Entertainment, Inc.                            4,292     12,661
       Haverty Furniture Cos., Inc.                           45,361  1,158,520
       Haverty Furniture Cos., Inc. Class A                      457     11,690
*      Helen of Troy, Ltd.                                    45,519  2,854,041
#*     hhgregg, Inc.                                          62,878    542,008
#*     Hibbett Sports, Inc.                                   25,429  1,369,352
       Hillenbrand, Inc.                                      39,477  1,200,101
*      Hollywood Media Corp.                                  26,966     33,708
       Hooker Furniture Corp.                                 25,088    347,469
       HSN, Inc.                                               3,000    174,120
#*     Iconix Brand Group, Inc.                              102,033  4,336,402
       International Speedway Corp. Class A                   43,183  1,357,674
       Interval Leisure Group, Inc.                           48,477  1,249,252
#*     iRobot Corp.                                           33,172  1,111,262
*      Isle of Capri Casinos, Inc.                            62,507    425,048
#*     ITT Educational Services, Inc.                          8,500    229,500

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
*   Jack in the Box, Inc.                                    42,100 $2,254,034
#   JAKKS Pacific, Inc.                                      36,577    320,415
*   Jamba, Inc.                                               2,346     25,947
    Johnson Outdoors, Inc. Class A                           16,903    353,780
*   Jos A Bank Clothiers, Inc.                               37,838  2,442,443
*   Journal Communications, Inc. Class A                    106,741    856,063
*   JTH Holding, Inc. Class A                                   762     20,726
#*  K12, Inc.                                                25,901    613,336
*   Kate Spade & Co.                                         58,753  2,042,842
#   KB Home                                                  41,700    688,467
*   Kirkland's, Inc.                                         46,173    790,020
*   Kona Grill, Inc.                                         13,187    309,235
    Koss Corp.                                                8,015     37,029
#*  Krispy Kreme Doughnuts, Inc.                            137,728  2,415,749
    La-Z-Boy, Inc.                                          116,492  2,822,601
*   Lakeland Industries, Inc.                                10,138     71,980
#*  LeapFrog Enterprises, Inc.                              101,530    695,481
*   Learning Tree International, Inc.                        29,551     90,131
#*  Lee Enterprises, Inc.                                    38,034    152,897
*   Libbey, Inc.                                             39,604  1,056,239
#*  Life Time Fitness, Inc.                                  42,231  2,027,088
    Lifetime Brands, Inc.                                    27,425    523,818
*   LIN Media LLC Class A                                    80,193  1,878,922
#   Lincoln Educational Services Corp.                       34,135    139,271
    Lithia Motors, Inc. Class A                              51,735  3,842,876
*   Live Nation Entertainment, Inc.                         101,740  2,124,331
*   Loral Space & Communications, Inc.                       16,665  1,199,713
*   Luby's, Inc.                                             65,770    356,473
#*  Lumber Liquidators Holdings, Inc.                        29,224  2,547,164
*   M/I Homes, Inc.                                          51,682  1,150,958
*   Madison Square Garden Co. (The) Class A                  22,099  1,206,605
    Marcus Corp. (The)                                       41,404    692,689
    Marine Products Corp.                                    57,093    405,360
*   MarineMax, Inc.                                          55,692    894,414
*   Marriott Vacations Worldwide Corp.                       27,545  1,500,652
#*  Martha Stewart Living Omnimedia, Inc. Class A            71,778    280,652
    Matthews International Corp. Class A                     28,791  1,161,717
*   McClatchy Co. (The) Class A                              91,268    500,149
#   MDC Holdings, Inc.                                       43,825  1,209,570
#*  Media General, Inc. Class A                              45,073    690,518
    Men's Wearhouse, Inc. (The)                              68,501  3,245,577
#   Meredith Corp.                                           33,176  1,462,066
*   Meritage Homes Corp.                                     43,549  1,680,120
*   Modine Manufacturing Co.                                 84,536  1,393,153
*   Monarch Casino & Resort, Inc.                            36,981    593,175
#   Monro Muffler Brake, Inc.                                32,229  1,817,716
*   Motorcar Parts of America, Inc.                          30,421    834,752
    Movado Group, Inc.                                       45,116  1,772,156
*   MTR Gaming Group, Inc.                                   15,246     77,145
*   Multimedia Games Holding Co., Inc.                       35,732  1,043,374
    NACCO Industries, Inc. Class A                           15,531    832,306
#*  Nathan's Famous, Inc.                                    14,980    738,214

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
    National CineMedia, Inc.                                 65,980 $1,002,236
*   Nautilus, Inc.                                           79,994    666,350
#*  New York & Co., Inc.                                    135,161    566,325
#   New York Times Co. (The) Class A                        153,784  2,472,847
#   Nexstar Broadcasting Group, Inc. Class A                 33,220  1,323,817
*   Nobility Homes, Inc.                                      6,093     67,023
    Nutrisystem, Inc.                                        62,669    940,035
#*  Office Depot, Inc.                                      444,287  1,817,134
*   Orbitz Worldwide, Inc.                                  114,587    842,214
*   Orient-Express Hotels, Ltd. Class A                     127,967  1,676,368
#*  Outerwall, Inc.                                          10,200    707,370
*   Overstock.com, Inc.                                      35,480    568,390
#   Oxford Industries, Inc.                                  26,571  1,753,952
#*  Pacific Sunwear of California, Inc.                     109,976    316,731
    Papa John's International, Inc.                          45,840  2,010,542
#*  Penn National Gaming, Inc.                               52,802    589,270
    Penske Automotive Group, Inc.                            41,933  1,923,047
#*  Pep Boys-Manny, Moe & Jack (The)                        113,558  1,160,563
*   Perfumania Holdings, Inc.                                 9,679     64,172
*   Perry Ellis International, Inc.                          40,417    610,297
#   PetMed Express, Inc.                                     50,778    664,684
#   Pier 1 Imports, Inc.                                    103,627  1,892,229
#*  Pinnacle Entertainment, Inc.                             72,817  1,694,452
#   Pool Corp.                                               38,044  2,245,357
*   Popeyes Louisiana Kitchen, Inc.                          45,337  1,727,340
#*  Quiksilver, Inc.                                        284,302  1,825,219
#*  RadioShack Corp.                                         79,625    113,864
*   Reading International, Inc. Class B                       2,340     23,997
*   Red Lion Hotels Corp.                                    42,183    242,552
*   Red Robin Gourmet Burgers, Inc.                          33,987  2,310,436
#   Regal Entertainment Group Class A                        36,762    691,126
#   Regis Corp.                                              77,811  1,022,437
#   Rent-A-Center, Inc.                                      77,210  2,255,304
#*  Rentrak Corp.                                            22,753  1,296,693
    RG Barry Corp.                                           29,993    548,272
#*  Rick's Cabaret International, Inc.                       23,683    239,198
    Rocky Brands, Inc.                                       17,635    258,176
*   Ruby Tuesday, Inc.                                      136,048  1,048,930
    Ruth's Hospitality Group, Inc.                           90,958  1,145,161
#   Ryland Group, Inc. (The)                                 43,387  1,665,627
    Saga Communications, Inc. Class A                        15,886    703,750
    Salem Communications Corp. Class A                        7,225     63,652
#   Scholastic Corp.                                         34,145  1,123,712
*   Scientific Games Corp. Class A                           88,145  1,055,977
#*  Select Comfort Corp.                                     89,608  1,648,787
#*  Shiloh Industries, Inc.                                  48,090    949,297
    Shoe Carnival, Inc.                                      48,652  1,111,212
#*  Shutterfly, Inc.                                         44,735  1,831,004
#   Sinclair Broadcast Group, Inc. Class A                   60,450  1,615,828
*   Sizmek, Inc.                                             62,982    603,368
*   Skechers U.S.A., Inc. Class A                            52,918  2,169,109
#*  Skullcandy, Inc.                                         31,617    243,451

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Consumer Discretionary -- (Continued)
*   Skyline Corp.                                            11,206 $   57,151
#   Sonic Automotive, Inc. Class A                           39,634    964,692
#*  Sonic Corp.                                              98,328  1,872,165
#   Sotheby's                                                25,482  1,071,773
*   Spanish Broadcasting System, Inc. Class A                 4,462     28,289
    Spartan Motors, Inc.                                     73,920    392,515
    Speedway Motorsports, Inc.                               46,260    841,469
*   Sport Chalet, Inc. Class A                               13,582     15,348
    Stage Stores, Inc.                                       45,637    875,318
    Standard Motor Products, Inc.                            57,284  2,176,219
#*  Standard Pacific Corp.                                  189,748  1,516,087
*   Stanley Furniture Co., Inc.                              23,297     68,027
*   Starz                                                    81,601  2,633,264
    Stein Mart, Inc.                                         89,200  1,115,000
*   Steiner Leisure, Ltd.                                    15,636    675,006
*   Steven Madden, Ltd.                                      82,515  2,938,359
*   Stoneridge, Inc.                                         71,086    759,909
    Strattec Security Corp.                                   5,703    381,017
#   Sturm Ruger & Co., Inc.                                  31,391  2,020,011
    Superior Industries International, Inc.                  56,458  1,193,522
    Superior Uniform Group, Inc.                              9,036    146,925
#*  Systemax, Inc.                                           69,101  1,194,756
*   Tandy Leather Factory, Inc.                              22,365    218,953
#*  Tempur Sealy International, Inc.                         16,600    832,988
*   Tenneco, Inc.                                            41,414  2,479,456
#   Texas Roadhouse, Inc.                                    78,827  1,950,180
    Thor Industries, Inc.                                    50,891  3,097,735
#*  Tile Shop Holdings, Inc.                                  4,897     69,023
*   Tower International, Inc.                                26,476    736,298
    Town Sports International Holdings, Inc.                 57,540    403,355
#   Trans World Entertainment Corp.                           9,128     29,849
#*  Tuesday Morning Corp.                                    62,219    869,822
#*  Tumi Holdings, Inc.                                       6,284    128,319
*   Unifi, Inc.                                              37,068    820,686
*   Universal Electronics, Inc.                              27,640  1,032,354
    Universal Technical Institute, Inc.                      48,808    586,184
#*  UQM Technologies, Inc.                                   43,051     95,143
#*  US Auto Parts Network, Inc.                              55,021    171,666
    Vail Resorts, Inc.                                       33,000  2,284,590
#   Value Line, Inc.                                          4,536     66,135
*   Valuevision Media, Inc. Class A                          82,953    388,220
#*  Vitacost.com, Inc.                                        9,808     65,419
#*  Vitamin Shoppe, Inc.                                     31,298  1,498,548
*   VOXX International Corp.                                 57,427    674,767
*   Wells-Gardner Electronics Corp.                          26,612     45,507
#   Wendy's Co. (The)                                       314,539  2,613,819
*   West Marine, Inc.                                        52,591    562,724
#*  Wet Seal, Inc. (The) Class A                            204,563    231,156
    Weyco Group, Inc.                                        12,523    314,202
*   William Lyon Homes Class A                                5,553    144,933
    Winmark Corp.                                             8,419    638,665
*   Winnebago Industries, Inc.                               44,846  1,071,819

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Consumer Discretionary -- (Continued)
#   Wolverine World Wide, Inc.                              58,506 $  1,644,019
#   World Wrestling Entertainment, Inc. Class A             14,555      283,823
*   Zagg, Inc.                                              36,131      157,170
*   Zale Corp.                                              94,214    2,015,237
#*  Zumiez, Inc.                                            33,787      826,092
                                                                   ------------
Total Consumer Discretionary                                        316,396,074
                                                                   ------------
Consumer Staples -- (3.5%)
#   Alico, Inc.                                             13,589      474,528
*   Alliance One International, Inc.                       173,375      445,574
    Andersons, Inc. (The)                                   32,884    2,048,344
#*  Annie's, Inc.                                            6,083      197,758
    B&G Foods, Inc.                                         65,317    2,142,398
#*  Boston Beer Co., Inc. (The) Class A                      8,600    2,115,944
#*  Boulder Brands, Inc.                                   133,867    1,975,877
*   Bridgford Foods Corp.                                    6,838       67,730
#   Cal-Maine Foods, Inc.                                   25,764    1,536,307
#   Calavo Growers, Inc.                                    28,480      885,443
    Casey's General Stores, Inc.                            24,875    1,707,918
    CCA Industries, Inc.                                    12,833       38,884
*   Central Garden and Pet Co.                              27,336      222,242
*   Central Garden and Pet Co. Class A                      75,319      622,888
#*  Chefs' Warehouse, Inc. (The)                             8,251      165,763
*   Chiquita Brands International, Inc.                    108,338    1,243,720
    Coca-Cola Bottling Co. Consolidated                     12,876    1,058,793
#*  Craft Brew Alliance, Inc.                               43,879      656,869
*   Darling International, Inc.                            122,820    2,457,628
#   Dean Foods Co.                                         100,445    1,591,049
#*  Diamond Foods, Inc.                                     19,820      605,897
*   Elizabeth Arden, Inc.                                   41,267    1,516,150
*   Farmer Bros. Co.                                        26,782      527,873
    Fresh Del Monte Produce, Inc.                           91,010    2,629,279
    Golden Enterprises, Inc.                                 3,061       13,468
#   Griffin Land & Nurseries, Inc.                           3,886      113,471
*   Hain Celestial Group, Inc. (The)                        32,042    2,756,253
    Ingles Markets, Inc. Class A                            31,886      733,059
    Inter Parfums, Inc.                                     63,168    2,311,317
*   Inventure Foods, Inc.                                    6,384       76,736
    J&J Snack Foods Corp.                                   22,538    2,109,557
    John B. Sanfilippo & Son, Inc.                          18,497      426,356
    Lancaster Colony Corp.                                  21,646    2,053,772
#   Liberator Medical Holdings, Inc.                         2,500        9,675
#   Lifeway Foods, Inc.                                     28,187      423,087
#   Limoneira Co.                                            1,506       34,593
*   Mannatech, Inc.                                          3,043       49,510
#*  Medifast, Inc.                                          34,611    1,095,438
    MGP Ingredients, Inc.                                   41,536      242,570
*   National Beverage Corp.                                 81,150    1,564,572
*   Natural Alternatives International, Inc.                17,104       97,493
#*  Natural Grocers by Vitamin Cottage, Inc.                 2,164       77,038
    Nu Skin Enterprises, Inc. Class A                       12,563    1,092,981
*   Nutraceutical International Corp.                       26,269      654,623

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Staples -- (Continued)
    Oil-Dri Corp. of America                                 12,831 $   429,967
*   Omega Protein Corp.                                      48,285     548,518
    Orchids Paper Products Co.                                8,971     241,051
*   Pantry, Inc. (The)                                       52,673     792,202
*   Pilgrim's Pride Corp.                                   173,140   3,784,840
*   Post Holdings, Inc.                                      44,372   2,318,881
#   Pricesmart, Inc.                                         28,537   2,740,693
    Reliv International, Inc.                                25,871      57,175
#*  Revlon, Inc. Class A                                     77,452   2,334,403
*   Rite Aid Corp.                                           13,864     101,207
    Rocky Mountain Chocolate Factory, Inc.                   12,843     153,474
#   Sanderson Farms, Inc.                                    25,478   2,096,075
*   Seaboard Corp.                                               99     241,362
*   Seneca Foods Corp. Class A                               21,308     605,147
*   Seneca Foods Corp. Class B                                1,443      44,069
    Snyder's-Lance, Inc.                                     84,180   2,235,821
    Spartan Stores, Inc.                                     80,208   1,727,680
    Spectrum Brands Holdings, Inc.                           41,553   3,192,517
#*  Susser Holdings Corp.                                    41,279   3,194,169
*   Tofutti Brands, Inc.                                      7,749      30,919
#   Tootsie Roll Industries, Inc.                            39,349   1,109,248
*   TreeHouse Foods, Inc.                                    43,568   3,260,629
#*  United Natural Foods, Inc.                               10,825     747,250
    United-Guardian, Inc.                                    13,162     408,022
#   Universal Corp.                                          33,750   1,841,738
#*  USANA Health Sciences, Inc.                              26,952   1,828,963
#   Vector Group, Ltd.                                       52,932   1,127,452
    Village Super Market, Inc. Class A                       10,768     260,478
    WD-40 Co.                                                15,902   1,158,302
#   Weis Markets, Inc.                                       31,449   1,449,484
*   WhiteWave Foods Co. (The) Class A                        58,625   1,623,326
                                                                    -----------
Total Consumer Staples                                               84,555,487
                                                                    -----------
Energy -- (5.2%)
    Adams Resources & Energy, Inc.                            9,276     668,429
    Alon USA Energy, Inc.                                    89,575   1,459,177
#*  Alpha Natural Resources, Inc.                           389,641   1,675,456
#*  Approach Resources, Inc.                                 46,357     961,908
*   Barnwell Industries, Inc.                                 8,064      24,797
#*  Basic Energy Services, Inc.                              95,442   2,521,578
#*  Bill Barrett Corp.                                       55,509   1,314,453
    Bolt Technology Corp.                                    23,475     396,258
#*  Bonanza Creek Energy, Inc.                               51,661   2,511,758
#*  BPZ Resources, Inc.                                     217,187     586,405
    Bristow Group, Inc.                                      53,346   4,096,973
*   C&J Energy Services, Inc.                                19,324     580,879
#*  Cal Dive International, Inc.                            136,718     202,343
*   Callon Petroleum Co.                                     85,955     789,067
#   CARBO Ceramics, Inc.                                     18,738   2,621,634
*   Carrizo Oil & Gas, Inc.                                  66,176   3,641,004
*   Clayton Williams Energy, Inc.                            17,125   2,474,220
#*  Clean Energy Fuels Corp.                                 76,036     672,919

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Energy -- (Continued)
*   Cloud Peak Energy, Inc.                                  32,855 $  646,915
#   Comstock Resources, Inc.                                 83,413  2,318,881
*   Contango Oil & Gas Co.                                   29,464  1,415,451
    Dawson Geophysical Co.                                   17,975    507,974
    Delek US Holdings, Inc.                                  73,167  2,340,612
    DHT Holdings, Inc.                                        5,589     43,650
#*  Emerald Oil, Inc.                                        65,274    461,487
#*  Endeavour International Corp.                            79,630    273,927
#   Energy XXI Bermuda, Ltd.                                 47,682  1,141,030
*   ENGlobal Corp.                                           61,009    130,559
    EnLink Midstream LLC                                     91,637  3,237,535
*   EPL Oil & Gas, Inc.                                      60,632  2,373,137
*   Era Group, Inc.                                          19,448    555,240
*   Escalera Resources Co.                                   29,317     80,035
    Evolution Petroleum Corp.                                16,274    192,033
    Exterran Holdings, Inc.                                  96,024  4,130,953
#*  FieldPoint Petroleum Corp.                               18,199    100,459
#*  Forest Oil Corp.                                          4,648      8,645
*   Gastar Exploration, Inc.                                 84,575    560,732
#*  Geospace Technologies Corp.                              19,063  1,108,132
#*  Gevo, Inc.                                               11,048     11,379
#   Green Plains Renewable Energy, Inc.                      69,992  2,092,761
    Gulf Island Fabrication, Inc.                            34,046    682,963
    Gulfmark Offshore, Inc. Class A                          48,144  2,166,961
*   Gulfport Energy Corp.                                    12,319    907,541
#*  Halcon Resources Corp.                                   74,911    413,509
#*  Harvest Natural Resources, Inc.                         108,597    489,773
*   Helix Energy Solutions Group, Inc.                      116,043  2,789,674
#*  Hercules Offshore, Inc.                                 242,670  1,084,735
*   HKN, Inc.                                                   853     53,317
*   Hornbeck Offshore Services, Inc.                         59,921  2,482,527
#*  Houston American Energy Corp.                            24,635     11,578
#*  ION Geophysical Corp.                                    82,200    361,680
*   Key Energy Services, Inc.                               135,753  1,362,960
    Knightsbridge Tankers, Ltd.                              61,142    730,647
#   LinnCo LLC                                               75,204  2,072,622
*   Lucas Energy, Inc.                                       35,619     22,340
#*  Magnum Hunter Resources Corp.                           199,582  1,696,447
*   Matador Resources Co.                                    42,967  1,234,012
*   Matrix Service Co.                                       65,962  2,042,843
#*  McDermott International, Inc.                            19,549    141,339
#*  Mexco Energy Corp.                                        2,735     19,829
#*  Miller Energy Resources, Inc.                             5,451     26,274
*   Mitcham Industries, Inc.                                 29,489    406,948
*   Natural Gas Services Group, Inc.                         27,719    850,696
*   Newpark Resources, Inc.                                 168,974  2,034,447
#   Nordic American Tankers, Ltd.                            13,085    112,924
#*  Northern Oil and Gas, Inc.                               62,319    961,582
#*  Nuverra Environmental Solutions, Inc.                    11,334    192,791
#*  Overseas Shipholding Group, Inc.                         31,716    180,781
*   Pacific Drilling SA                                       2,056     20,375
#   Panhandle Oil and Gas, Inc. Class A                      14,883    652,620

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Energy -- (Continued)
*   Parker Drilling Co.                                    237,549 $  1,574,950
#*  PDC Energy, Inc.                                        39,125    2,491,089
*   Penn Virginia Corp.                                    112,696    1,875,261
*   PetroQuest Energy, Inc.                                111,801      673,042
*   PHI, Inc. Non-Voting                                    28,808    1,290,598
*   PHI, Inc. Voting                                           200        8,460
*   Pioneer Energy Services Corp.                          125,502    1,878,765
#*  PostRock Energy Corp.                                   17,737       24,300
*   Pyramid Oil Co.                                         12,084       62,353
*   Renewable Energy Group, Inc.                            44,343      521,917
#*  Rentech, Inc.                                          435,258      922,747
*   REX American Resources Corp.                            18,425    1,204,258
*   Rex Energy Corp.                                       105,783    2,227,790
*   RigNet, Inc.                                             9,028      422,149
#*  Rosetta Resources, Inc.                                 10,594      501,520
    RPC, Inc.                                               43,285      962,226
#   Scorpio Tankers, Inc.                                  179,615    1,618,331
#*  SEACOR Holdings, Inc.                                   27,721    2,311,654
    SemGroup Corp. Class A                                  47,241    3,017,755
#   Ship Finance International, Ltd.                        64,415    1,135,636
*   Stone Energy Corp.                                      76,866    3,770,277
#*  Swift Energy Co.                                        34,800      429,084
#*  Synergy Resources Corp.                                131,368    1,529,124
#*  Synthesis Energy Systems, Inc.                          52,632       91,053
    Targa Resources Corp.                                    6,484      700,207
*   Tesco Corp.                                             31,808      636,160
*   TETRA Technologies, Inc.                                98,595    1,232,438
*   TGC Industries, Inc.                                    54,640      276,478
#*  Triangle Petroleum Corp.                               115,958    1,115,516
*   Unit Corp.                                              14,570      960,892
#*  Uranium Energy Corp.                                    14,078       15,063
*   Vaalco Energy, Inc.                                    126,012    1,161,831
#   W&T Offshore, Inc.                                      70,980    1,362,816
*   Warren Resources, Inc.                                 149,293      756,916
#   Western Refining, Inc.                                 181,222    7,883,157
*   Westmoreland Coal Co.                                   15,727      465,676
*   Willbros Group, Inc.                                   124,157    1,379,384
#   World Fuel Services Corp.                               10,400      473,616
                                                                   ------------
Total Energy                                                        126,102,009
                                                                   ------------
Financials -- (16.1%)
*   1st Constitution Bancorp                                   155        1,615
    1st Source Corp.                                        50,917    1,501,542
    1st United Bancorp, Inc.                                31,784      232,659
    Access National Corp.                                    7,865      116,009
    Alexander & Baldwin, Inc.                               40,715    1,519,077
    Alliance Bancorp, Inc. of Pennsylvania                   1,066       16,635
*   Altisource Asset Management Corp.                        2,193    2,145,302
#*  Altisource Portfolio Solutions SA                       21,934    2,274,775
#*  Ambac Financial Group, Inc.                             38,119    1,150,431
    American Equity Investment Life Holding Co.            116,240    2,710,717
*   American Independence Corp.                              1,081       11,815

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Financials -- (Continued)
#   American National Bankshares, Inc.                         3,612 $   76,972
    American National Insurance Co.                              227     25,517
*   American River Bankshares                                  7,219     69,014
*   Ameris Bancorp                                            56,620  1,204,307
    AMERISAFE, Inc.                                           45,008  1,919,591
    AmeriServ Financial, Inc.                                 63,591    221,297
#   Amtrust Financial Services, Inc.                          80,469  3,111,736
    Argo Group International Holdings, Ltd.                   43,259  1,921,565
#   Arrow Financial Corp.                                     28,915    723,742
    Aspen Insurance Holdings, Ltd.                            25,086  1,148,437
    Associated Banc-Corp                                      19,672    345,244
*   Asta Funding, Inc.                                        33,832    276,407
    Astoria Financial Corp.                                  134,521  1,783,748
    Atlantic American Corp.                                    4,900     17,150
#*  Atlanticus Holdings Corp.                                 27,579     67,017
    Auburn National Bancorp., Inc.                               300      7,145
#*  AV Homes, Inc.                                            17,502    299,809
    Baldwin & Lyons, Inc. Class A                                550     12,997
    Baldwin & Lyons, Inc. Class B                             22,333    580,881
#   Banc of California, Inc.                                  16,705    209,982
    Bancfirst Corp.                                           21,645  1,259,955
    Bancorp of New Jersey, Inc.                                  159      2,164
*   Bancorp, Inc.                                             90,572  1,432,849
#   BancorpSouth, Inc.                                       148,561  3,470,385
    Bank Mutual Corp.                                         47,193    284,102
    Bank of Commerce Holdings                                    400      2,540
#   Bank of Hawaii Corp.                                      25,650  1,415,110
    Bank of Kentucky Financial Corp.                           2,075     71,608
#   Bank of the Ozarks, Inc.                                  40,520  2,427,148
    BankFinancial Corp.                                       40,419    397,723
    Banner Corp.                                              48,341  1,911,403
    Bar Harbor Bankshares                                      4,230    158,963
    BBCN Bancorp, Inc.                                       128,741  1,983,899
#*  BBX Capital Corp. Class A                                    846     15,846
    BCB Bancorp, Inc.                                          3,171     42,174
*   Beneficial Mutual Bancorp, Inc.                           84,238  1,098,464
    Berkshire Bancorp, Inc.                                      150      1,103
    Berkshire Hills Bancorp, Inc.                             46,157  1,081,459
    BGC Partners, Inc. Class A                                29,132    208,876
*   BofI Holding, Inc.                                        26,229  2,114,320
    Boston Private Financial Holdings, Inc.                  191,899  2,400,656
    Bridge Bancorp, Inc.                                       2,572     62,551
*   Bridge Capital Holdings                                    4,827    108,125
    Brookline Bancorp, Inc.                                  157,482  1,429,937
    Bryn Mawr Bank Corp.                                      27,745    756,884
    C&F Financial Corp.                                          700     21,875
    Calamos Asset Management, Inc. Class A                    53,574    652,531
#   California First National Bancorp                          3,097     45,929
    Camden National Corp.                                     17,269    659,158
*   Capital Bank Financial Corp. Class A                       1,263     30,123
#   Capital City Bank Group, Inc.                             25,122    349,196
*   Capital Properties, Inc. Class A                             550      5,470

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Financials -- (Continued)
    Capital Southwest Corp.                                   28,352 $  995,155
    Capitol Federal Financial, Inc.                          191,743  2,308,586
    Cardinal Financial Corp.                                  72,600  1,219,680
#   Cash America International, Inc.                          33,597  1,463,149
    Cathay General Bancorp                                   161,692  3,815,931
    Center Bancorp, Inc.                                      37,010    685,055
    Centerstate Banks, Inc.                                   34,342    376,732
    Central Pacific Financial Corp.                           20,663    387,845
    Century Bancorp, Inc. Class A                              1,209     40,502
    Chemical Financial Corp.                                  43,319  1,215,964
    Chicopee Bancorp, Inc.                                     2,287     39,634
    Citizens Community Bancorp, Inc.                          17,782    142,789
    Citizens Holding Co.                                         592     11,112
#*  Citizens, Inc.                                           118,923    781,324
#   City Holding Co.                                          37,340  1,605,247
#   CKX Lands, Inc.                                              702     10,723
    Clifton Bancorp, Inc.                                     53,560    620,760
    CNB Financial Corp.                                       12,161    200,900
    CNO Financial Group, Inc.                                336,171  5,798,950
    CoBiz Financial, Inc.                                     90,061    904,212
    Codorus Valley Bancorp, Inc.                               1,657     35,377
#   Cohen & Steers, Inc.                                       4,311    174,639
#*  Colonial Financial Services, Inc.                          4,279     49,893
*   Colony Bankcorp, Inc.                                      1,629     10,051
    Columbia Banking System, Inc.                             70,104  1,739,981
    Commercial National Financial Corp.                          700     14,560
#   Community Bank System, Inc.                               47,973  1,784,116
    Community Trust Bancorp, Inc.                             38,192  1,408,139
*   Community West Bancshares                                  1,200      8,316
#   Consolidated-Tomoka Land Co.                              12,875    508,949
*   Consumer Portfolio Services, Inc.                         30,198    210,782
*   Cowen Group, Inc. Class A                                226,061    929,111
    Crawford & Co. Class A                                    62,652    604,592
    Crawford & Co. Class B                                    49,714    567,734
*   Credit Acceptance Corp.                                   16,704  2,196,910
*   Customers Bancorp, Inc.                                    2,199     48,444
#   CVB Financial Corp.                                      121,465  1,756,384
#*  DFC Global Corp.                                          34,775    324,103
#   Diamond Hill Investment Group, Inc.                        6,504    772,155
    Dime Community Bancshares, Inc.                           90,420  1,473,846
    Donegal Group, Inc. Class A                               46,744    689,941
    Donegal Group, Inc. Class B                                  870     18,775
#*  Doral Financial Corp.                                         79        755
    East West Bancorp, Inc.                                    5,189    179,072
*   Eastern Virginia Bankshares, Inc.                            822      5,549
*   eHealth, Inc.                                             53,786  2,253,096
    EMC Insurance Group, Inc.                                 28,550    941,864
    Employers Holdings, Inc.                                  54,960  1,118,436
#*  Encore Capital Group, Inc.                                47,727  2,062,761
    Endurance Specialty Holdings, Ltd.                        63,590  3,231,644
*   Enstar Group, Ltd.                                        15,661  2,021,835
#   Enterprise Bancorp, Inc.                                   2,244     40,975

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Financials -- (Continued)
    Enterprise Financial Services Corp.                       43,079 $  769,822
#   ESB Financial Corp.                                        7,246     91,445
    ESSA Bancorp, Inc.                                        31,805    330,454
    Evans Bancorp, Inc.                                        1,635     36,910
#   EverBank Financial Corp.                                   2,425     45,396
    Evercore Partners, Inc. Class A                           24,438  1,305,722
*   Ezcorp, Inc. Class A                                      40,830    425,857
    FBL Financial Group, Inc. Class A                         40,672  1,818,445
    Federal Agricultural Mortgage Corp. Class A                1,115     30,690
    Federal Agricultural Mortgage Corp. Class C               23,362    831,220
#   Federated Investors, Inc. Class B                         65,759  1,876,762
    Federated National Holding Co.                            18,868    366,605
    Fidelity National Financial, Inc. Class A                 12,457    400,866
    Fidelity Southern Corp.                                   24,197    319,642
    Financial Institutions, Inc.                              26,721    618,591
*   First Acceptance Corp.                                   124,814    298,305
#   First American Financial Corp.                           128,060  3,406,396
    First Bancorp                                             29,604    509,485
    First Bancorp, Inc.                                        4,470     71,207
*   First BanCorp.                                            73,081    375,636
*   First Bancshares, Inc.                                       400      3,300
    First Bancshares, Inc. (The)                                 300      4,347
    First Busey Corp.                                        149,485    822,168
    First Business Financial Services, Inc.                      700     31,647
*   First Cash Financial Services, Inc.                       34,162  1,666,081
    First Citizens BancShares, Inc. Class A                      438     98,502
    First Commonwealth Financial Corp.                       158,595  1,362,331
    First Community Bancshares, Inc.                          37,579    556,545
    First Connecticut Bancorp, Inc.                            2,373     37,612
    First Defiance Financial Corp.                            24,297    656,505
*   First Federal Bancshares of Arkansas, Inc.                   396      3,513
    First Federal of Northern Michigan Bancorp, Inc.           2,000      9,940
    First Financial Bancorp                                   97,475  1,578,120
#   First Financial Bankshares, Inc.                          31,279  1,847,025
    First Financial Corp.                                     32,291  1,033,635
    First Financial Holdings, Inc.                            45,384  2,608,218
#   First Financial Northwest, Inc.                           33,971    346,504
*   First Financial Service Corp.                                156        569
    First Horizon National Corp.                             118,395  1,360,359
    First Interstate Bancsystem, Inc.                         18,168    452,202
#*  First Marblehead Corp. (The)                               4,034     21,219
    First Merchants Corp.                                     71,810  1,523,808
    First Midwest Bancorp, Inc.                              116,334  1,904,388
    First South Bancorp, Inc.                                 17,129    137,546
*   First United Corp.                                           500      4,130
    First West Virginia Bancorp                                  449      8,095
    FirstMerit Corp.                                         140,178  2,718,051
*   Flagstar Bancorp, Inc.                                    35,714    628,566
    Flushing Financial Corp.                                  75,448  1,450,111
#   FNB Corp.                                                222,243  2,764,703
#*  Forestar Group, Inc.                                      58,153    991,509
#*  Fortegra Financial Corp.                                     329      2,375

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Financials -- (Continued)
    Fox Chase Bancorp, Inc.                                   33,410 $  557,279
*   Franklin Financial Corp.                                   1,732     34,571
    Fulton Financial Corp.                                   249,723  3,044,123
#   FXCM, Inc. Class A                                        45,532    704,835
#   Gain Capital Holdings, Inc.                               18,627    188,133
    GAMCO Investors, Inc. Class A                              4,608    349,885
    German American Bancorp, Inc.                             29,938    779,586
    GFI Group, Inc.                                          189,959    706,647
#   Glacier Bancorp, Inc.                                     89,278  2,290,873
#*  Gleacher & Co., Inc.                                       1,987     22,851
*   Global Indemnity P.L.C.                                   23,251    623,127
    Great Southern Bancorp, Inc.                              30,592    877,073
#*  Green Dot Corp. Class A                                   72,699  1,262,782
#   Greenhill & Co., Inc.                                     28,396  1,424,059
*   Greenlight Capital Re, Ltd. Class A                       39,692  1,263,396
    Guaranty Bancorp                                           8,851    111,434
*   Guaranty Federal Bancshares, Inc.                          3,766     47,602
*   Hallmark Financial Services, Inc.                         45,993    386,341
    Hampden Bancorp, Inc.                                      7,411    120,429
    Hanmi Financial Corp.                                     80,861  1,719,913
    Hanover Insurance Group, Inc. (The)                       58,429  3,415,175
    Harleysville Savings Financial Corp.                         101      1,707
#*  Harris & Harris Group, Inc.                               78,637    282,307
#   Hawthorn Bancshares, Inc.                                  1,739     23,059
#   HCI Group, Inc.                                           32,112  1,242,092
    Heartland Financial USA, Inc.                             36,242    880,681
    Heritage Commerce Corp.                                   30,889    250,819
#   Heritage Financial Corp.                                  16,283    263,133
    Heritage Financial Group, Inc.                            22,052    424,501
    HF Financial Corp.                                         2,659     36,428
    HFF, Inc. Class A                                         61,197  2,080,698
*   Hilltop Holdings, Inc.                                   122,727  2,741,721
#   Hingham Institution for Savings                              559     38,856
*   HMN Financial, Inc.                                        2,746     30,590
#*  Home Bancorp, Inc.                                         1,082     21,911
    Home BancShares, Inc.                                     84,726  2,686,661
    Home Federal Bancorp, Inc.                                38,027    572,306
*   HomeTrust Bancshares, Inc.                                   673     10,277
    HopFed Bancorp, Inc.                                       7,718     87,831
    Horace Mann Educators Corp.                               77,779  2,338,815
#   Horizon Bancorp                                            1,881     37,601
#   Hudson Valley Holding Corp.                               14,185    260,437
    Huntington Bancshares, Inc.                                  506      4,635
    Iberiabank Corp.                                          48,133  3,027,566
*   ICG Group, Inc.                                           91,159  1,857,820
#*  Imperial Holdings, Inc.                                    1,300      8,697
    Independence Holding Co.                                  36,356    474,809
#   Independent Bank Corp.(453836108)                         40,943  1,519,804
    Independent Bank Corp.(453838609)                         21,971    286,062
    Infinity Property & Casualty Corp.                        17,124  1,098,847
    Interactive Brokers Group, Inc. Class A                   72,606  1,735,283
    International Bancshares Corp.                            75,353  1,730,105

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Financials -- (Continued)
#*  Intervest Bancshares Corp. Class A                        12,149 $   91,968
#*  INTL. FCStone, Inc.                                       39,622    749,648
*   Investment Technology Group, Inc.                         50,219  1,036,520
    Investors Bancorp, Inc.                                  162,953  4,355,734
#*  Investors Capital Holdings, Ltd.                           1,464     10,416
    Investors Title Co.                                        1,371     97,012
#   Janus Capital Group, Inc.                                211,524  2,565,786
    JMP Group, Inc.                                           52,091    359,949
*   KCG Holdings, Inc. Class A                                 4,700     46,765
#*  Kearny Financial Corp.                                    60,876    887,572
    Kemper Corp.                                              74,068  2,919,020
    Kennedy-Wilson Holdings, Inc.                             27,787    606,868
    Kentucky First Federal Bancorp                             3,402     29,223
#*  Ladenburg Thalmann Financial Services, Inc.               34,417     93,958
    Lake Shore Bancorp, Inc.                                     338      4,186
    Lakeland Bancorp, Inc.                                    75,547    788,711
    Lakeland Financial Corp.                                  40,295  1,474,797
    Landmark Bancorp, Inc.                                     2,460     47,527
    Life Partners Holdings, Inc.                              10,604     28,949
    LNB Bancorp, Inc.                                         12,718    144,731
    Louisiana Bancorp, Inc.                                    8,396    163,722
    Macatawa Bank Corp.                                       58,219    283,527
*   Magyar Bancorp, Inc.                                         809      6,690
#   Maiden Holdings, Ltd.                                     83,288    982,798
    MainSource Financial Group, Inc.                          45,181    746,842
    Manning & Napier, Inc.                                     9,255    153,818
    MarketAxess Holdings, Inc.                                48,452  2,610,594
    Marlin Business Services Corp.                            30,789    528,647
    MB Financial, Inc.                                        84,391  2,265,054
*   MBIA, Inc.                                               231,487  2,805,622
*   MBT Financial Corp.                                       30,233    149,049
    MCG Capital Corp.                                        171,277    575,491
#   Meadowbrook Insurance Group, Inc.                         85,437    478,447
    Medallion Financial Corp.                                 47,750    649,400
    Mercantile Bank Corp.                                     12,831    250,333
    Merchants Bancshares, Inc.                                14,947    434,509
#   Mercury General Corp.                                     17,738    848,941
*   Meridian Interstate Bancorp, Inc.                         34,205    864,360
    Meta Financial Group, Inc.                                 4,031    168,939
*   Metro Bancorp, Inc.                                       33,582    685,744
*   MGIC Investment Corp.                                    216,764  1,864,170
    MicroFinancial, Inc.                                      17,150    134,971
    Mid Penn Bancorp, Inc.                                       531      7,965
    MidSouth Bancorp, Inc.                                    18,736    313,266
    MidWestOne Financial Group, Inc.                           4,319    106,377
#   Montpelier Re Holdings, Ltd.                              85,084  2,601,869
    MutualFirst Financial, Inc.                                5,459    102,629
#   National Interstate Corp.                                 37,753  1,057,839
    National Penn Bancshares, Inc.                           224,461  2,192,984
    National Security Group, Inc.                              1,000     10,380
    National Western Life Insurance Co. Class A                1,800    419,850
#*  Naugatuck Valley Financial Corp.                              99        767

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Financials -- (Continued)
*   Navigators Group, Inc. (The)                              20,522 $1,169,138
    NBT Bancorp, Inc.                                         51,443  1,165,184
    Nelnet, Inc. Class A                                      59,149  2,499,637
*   New Century Bancorp, Inc.                                  1,478     10,952
#   New Hampshire Thrift Bancshares, Inc.                      2,734     40,327
*   NewBridge Bancorp                                         19,281    148,271
*   NewStar Financial, Inc.                                  112,087  1,280,034
*   North Valley Bancorp                                       1,279     28,905
    Northeast Bancorp                                             38        369
    Northeast Community Bancorp, Inc.                         35,308    257,042
    Northfield Bancorp, Inc.                                  78,040  1,012,179
    Northrim BanCorp, Inc.                                     6,560    157,374
    Northwest Bancshares, Inc.                               195,051  2,592,228
#   Norwood Financial Corp.                                      633     18,256
#   Ocean Shore Holding Co.                                      205      3,073
    OceanFirst Financial Corp.                                42,221    684,825
    OFG Bancorp                                               97,917  1,670,464
    Ohio Valley Banc Corp.                                       600     13,050
    Old Line Bancshares, Inc.                                    391      6,635
    Old National Bancorp                                     148,614  2,098,435
*   Old Second Bancorp, Inc.                                   7,253     34,524
    OmniAmerican Bancorp, Inc.                                21,817    542,371
    OneBeacon Insurance Group, Ltd. Class A                   39,102    603,735
    Oppenheimer Holdings, Inc. Class A                         9,841    250,552
    Oritani Financial Corp.                                   86,954  1,289,528
    Pacific Continental Corp.                                 42,439    559,346
*   Pacific Mercantile Bancorp                                22,505    147,408
*   Pacific Premier Bancorp, Inc.                              3,341     45,605
    PacWest Bancorp                                          131,887  5,192,391
    Park National Corp.                                       15,289  1,108,758
    Park Sterling Corp.                                       46,628    304,481
*   Patriot National Bancorp, Inc.                               498        642
    Peapack Gladstone Financial Corp.                         15,060    286,291
    Penns Woods Bancorp, Inc.                                  3,062    134,728
    Peoples Bancorp of North Carolina, Inc.                      986     16,959
    Peoples Bancorp, Inc.                                     23,072    601,487
#*  PHH Corp.                                                 83,130  1,976,000
#*  Phoenix Cos., Inc. (The)                                  11,557    508,739
*   PICO Holdings, Inc.                                       55,936  1,300,512
    Pinnacle Financial Partners, Inc.                         75,329  2,604,124
*   Piper Jaffray Cos.                                        17,595    771,717
    Platinum Underwriters Holdings, Ltd.                      54,370  3,409,543
*   Popular, Inc.                                             28,827    890,754
*   Porter Bancorp, Inc.                                         868        937
#*  Portfolio Recovery Associates, Inc.                       56,103  3,206,286
*   Preferred Bank                                             6,676    143,200
    Premier Financial Bancorp, Inc.                            7,690    109,967
    Primerica, Inc.                                           80,041  3,673,081
*   Primus Guaranty, Ltd.                                     37,536    301,789
    PrivateBancorp, Inc.                                      96,054  2,648,209
    ProAssurance Corp.                                        10,404    472,550
    Prosperity Bancshares, Inc.                               20,321  1,198,939

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Financials -- (Continued)
     Provident Financial Holdings, Inc.                        6,455 $   90,822
     Provident Financial Services, Inc.                       85,856  1,492,177
*    Prudential Bancorp, Inc.                                  1,605     17,350
     Pulaski Financial Corp.                                  12,796    132,183
#    Pzena Investment Management, Inc. Class A                11,882    129,157
     QC Holdings, Inc.                                        25,220     52,205
     Radian Group, Inc.                                      324,032  4,529,967
     Renasant Corp.                                           60,101  1,635,949
#    Republic Bancorp, Inc. Class A                           38,176    916,606
*    Republic First Bancorp, Inc.                             14,584     64,461
     Resource America, Inc. Class A                           44,043    374,806
*    Riverview Bancorp, Inc.                                   8,195     28,519
#    RLI Corp.                                                58,368  2,513,326
#*   Royal Bancshares of Pennsylvania, Inc. Class A            8,910     23,255
#    S&T Bancorp, Inc.                                        61,185  1,423,163
#*   Safeguard Scientifics, Inc.                              49,475  1,039,470
     Safety Insurance Group, Inc.                             25,494  1,369,283
#    Salisbury Bancorp, Inc.                                     276      8,323
     Sandy Spring Bancorp, Inc.                               56,931  1,369,191
*    Seacoast Banking Corp. of Florida                        13,535    143,471
*    Security National Financial Corp. Class A                 2,872     11,172
     Selective Insurance Group, Inc.                          81,070  1,859,746
*    Shore Bancshares, Inc.                                    6,047     57,386
     SI Financial Group, Inc.                                 35,633    420,469
*    Siebert Financial Corp.                                   7,500     21,938
     Sierra Bancorp                                           26,723    417,146
     Simmons First National Corp. Class A                     41,182  1,489,141
     Simplicity Bancorp, Inc.                                 22,451    389,300
*    Southcoast Financial Corp.                                   82        590
(o)  Southern Community Financial Corp.                       39,963      8,792
*    Southern First Bancshares, Inc.                           3,235     44,190
     Southern Missouri Bancorp, Inc.                             400     14,120
#    Southern National Bancorp of Virginia, Inc.                 342      3,533
#    Southside Bancshares, Inc.                               49,755  1,372,251
     Southwest Bancorp, Inc.                                  39,688    662,790
     Southwest Georgia Financial Corp.                         1,439     20,642
#*   St Joe Co. (The)                                         67,832  1,210,801
     StanCorp Financial Group, Inc.                           59,107  3,611,438
     State Auto Financial Corp.                               41,730    853,796
     Sterling Bancorp                                        159,590  1,908,696
     Stewart Information Services Corp.                       44,354  1,352,797
*    Stifel Financial Corp.                                   65,436  3,060,442
     Stock Yards Bancorp Inc                                  29,595    872,461
*    Stratus Properties, Inc.                                 14,485    240,451
*    Suffolk Bancorp                                          21,930    480,925
     Summit State Bank                                           800      9,280
#*   Sun Bancorp, Inc.                                        61,718    234,528
     Susquehanna Bancshares, Inc.                            275,152  2,850,575
#*   Sussex Bancorp                                            1,111      9,999
*    SWS Group, Inc.                                          19,920    147,607
     Symetra Financial Corp.                                 106,640  2,203,182
     Synovus Financial Corp.                                 332,751  1,068,131

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Financials -- (Continued)
*   Taylor Capital Group, Inc.                                42,994 $  915,342
    TCF Financial Corp.                                      239,281  3,756,712
    Teche Holding Co.                                          2,950    215,055
*   Tejon Ranch Co.                                           37,454  1,161,449
    Territorial Bancorp, Inc.                                 18,758    383,789
#*  Texas Capital Bancshares, Inc.                            42,200  2,371,218
    TF Financial Corp.                                           840     26,342
    Timberland Bancorp, Inc.                                   8,251     87,873
    Tompkins Financial Corp.                                  26,611  1,254,443
#   Tower Group International, Ltd.                            4,590     11,291
#   TowneBank                                                 49,802    768,445
#*  Tree.com, Inc.                                            17,026    495,116
#   Trico Bancshares                                          33,546    813,491
#   TrustCo Bank Corp.                                       211,333  1,396,911
    Trustmark Corp.                                          102,060  2,334,112
#   UMB Financial Corp.                                       43,855  2,574,727
#   Umpqua Holdings Corp.                                    179,522  2,985,451
*   Unico American Corp.                                       4,300     56,803
    Union Bankshares Corp.                                    93,357  2,389,006
#   United Bancshares, Inc.                                      110      1,684
    United Bankshares, Inc.                                   92,627  2,709,340
*   United Community Banks, Inc.                              67,776  1,094,582
#*  United Community Financial Corp.                           8,561     28,508
    United Financial Bancorp, Inc.(91030T109)                 56,683    999,888
    United Financial Bancorp, Inc.(910304104)                 71,407    939,716
    United Fire Group, Inc.                                   37,365  1,039,494
*   United Security Bancshares                                41,717    235,284
    Unity Bancorp, Inc.                                        5,784     49,453
#   Universal Insurance Holdings, Inc.                        95,055  1,390,655
    Univest Corp. of Pennsylvania                             34,328    676,605
    Validus Holdings, Ltd.                                     8,280    306,940
*   Vantagesouth Bancshares, Inc.                              1,047      6,429
    ViewPoint Financial Group, Inc.                           81,712  2,130,232
*   Virtus Investment Partners, Inc.                          11,398  2,108,516
    VSB Bancorp, Inc.                                            478      5,392
*   Walker & Dunlop, Inc.                                     23,223    364,137
    Washington Banking Co.                                    37,419    643,607
    Washington Federal, Inc.                                 150,620  3,250,380
    Washington Trust Bancorp, Inc.                            37,010  1,265,742
    Waterstone Financial, Inc.                                82,974    863,759
    Wayne Savings Bancshares, Inc.                               132      1,534
    Webster Financial Corp.                                  144,207  4,346,399
    WesBanco, Inc.                                            63,066  1,907,116
    West Bancorporation, Inc.                                 41,614    603,819
#   Westamerica Bancorporation                                28,782  1,462,701
*   Western Alliance Bancorp                                 158,880  3,665,362
    Westfield Financial, Inc.                                 63,564    435,413
    Westwood Holdings Group, Inc.                             14,454    840,789
    Wilshire Bancorp, Inc.                                   187,313  1,873,130
    Wintrust Financial Corp.                                  61,286  2,746,839
#*  World Acceptance Corp.                                    21,517  1,562,134
    WSFS Financial Corp.                                       5,553    375,494

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Financials -- (Continued)
    WVS Financial Corp.                                        700 $      8,348
*   Yadkin Financial Corp.                                   2,616       50,096
#*  ZipRealty, Inc.                                         37,056      123,026
                                                                   ------------
Total Financials                                                    386,330,532
                                                                   ------------
Health Care -- (7.7%)
#*  Abaxis, Inc.                                            20,277      823,449
#*  Acadia Healthcare Co., Inc.                             16,115      677,152
#*  Accuray, Inc.                                          136,891    1,149,884
#*  Achillion Pharmaceuticals, Inc.                         23,259       66,288
*   Acorda Therapeutics, Inc.                               28,629    1,014,898
#*  Adcare Health Systems, Inc.                              1,300        5,330
*   Addus HomeCare Corp.                                    17,015      367,864
#*  Affymetrix, Inc.                                       186,852    1,388,310
#*  Air Methods Corp.                                       68,832    3,831,877
#*  Akorn, Inc.                                             18,161      458,020
#*  Albany Molecular Research, Inc.                         84,130    1,351,128
#*  Alere, Inc.                                             47,991    1,602,899
*   Align Technology, Inc.                                  22,750    1,146,372
*   Alkermes P.L.C.                                         67,005    3,099,651
*   Alliance HealthCare Services, Inc.                       8,897      253,209
*   Allied Healthcare Products, Inc.                         1,200        2,592
*   Allscripts Healthcare Solutions, Inc.                   70,110    1,067,074
*   Almost Family, Inc.                                     16,204      347,900
#*  Alnylam Pharmaceuticals, Inc.                            7,532      373,060
#*  Alphatec Holdings, Inc.                                138,871      187,476
#*  AMAG Pharmaceuticals, Inc.                              22,316      407,490
#*  Amedisys, Inc.                                          64,588      880,334
*   American Shared Hospital Services                        2,300        6,417
*   AMN Healthcare Services, Inc.                           90,520    1,129,690
*   Amsurg Corp.                                            43,508    1,884,331
*   Anacor Pharmaceuticals, Inc.                             5,764       94,933
    Analogic Corp.                                          15,460    1,160,737
*   AngioDynamics, Inc.                                     56,468      758,930
*   Anika Therapeutics, Inc.                                38,035    1,625,616
*   Arqule, Inc.                                             6,727       10,898
*   Arrhythmia Research Technology, Inc.                     6,700       32,495
*   ArthroCare Corp.                                        26,067    1,265,031
*   AtriCure, Inc.                                           2,854       43,952
    Atrion Corp.                                             3,399      980,034
#*  Auxilium Pharmaceuticals, Inc.                          21,819      491,146
#*  Baxano Surgical, Inc.                                   35,116       29,849
#*  Bio-Reference Labs, Inc.                                30,365      771,271
#*  BioScrip, Inc.                                         141,445      978,799
*   Biota Pharmaceuticals, Inc.                              7,449       27,487
*   BioTelemetry, Inc.                                      58,535      464,768
*   Bovie Medical Corp.                                     26,877      106,164
*   Cambrex Corp.                                           72,842    1,492,533
    Cantel Medical Corp.                                    83,217    2,759,476
*   Capital Senior Living Corp.                             75,382    1,864,197
#*  CAS Medical Systems, Inc.                                2,682        6,115
#*  Celldex Therapeutics, Inc.                             106,598    1,598,970

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                              SHARES   VALUE+
                                                              ------ ----------
Health Care -- (Continued)
*   Centene Corp.                                             23,191 $1,539,882
#*  Cepheid, Inc.                                              9,609    417,799
*   Charles River Laboratories International, Inc.            47,200  2,535,584
#   Chemed Corp.                                              23,330  1,942,689
*   Chindex International, Inc.                                4,479    106,735
*   Community Health Systems, Inc.                               963     36,488
#   Computer Programs & Systems, Inc.                         20,294  1,281,160
    CONMED Corp.                                              45,317  2,099,537
*   Corvel Corp.                                              44,234  2,014,416
*   Cross Country Healthcare, Inc.                            45,167    320,234
    CryoLife, Inc.                                            75,867    688,872
*   Cubist Pharmaceuticals, Inc.                              13,789    966,057
#*  Cumberland Pharmaceuticals, Inc.                          43,160    192,062
*   Cutera, Inc.                                              35,410    365,077
#*  Cyberonics, Inc.                                          27,950  1,653,522
*   Cynosure, Inc. Class A                                    47,244  1,159,368
    Daxor Corp.                                                3,400     28,254
*   Depomed, Inc.                                              6,035     84,550
    Digirad Corp.                                             38,425    122,191
*   Emergent Biosolutions, Inc.                               55,196  1,454,967
*   Emeritus Corp.                                            24,025    716,666
    Ensign Group, Inc. (The)                                  37,116  1,577,430
*   Enzo Biochem, Inc.                                        71,883    301,909
    Enzon Pharmaceuticals, Inc.                               94,337     83,969
*   Exactech, Inc.                                            29,065    645,824
*   ExamWorks Group, Inc.                                     36,009  1,325,131
*   Five Star Quality Care, Inc.                              97,274    469,833
*   Furiex Pharmaceuticals, Inc.                               8,889    918,856
*   Gentiva Health Services, Inc.                             78,923    594,290
*   Globus Medical, Inc. Class A                              24,111    588,791
*   Greatbatch, Inc.                                          61,421  2,827,209
#*  GTx, Inc.                                                  1,899      2,924
#*  Haemonetics Corp.                                         50,318  1,527,654
*   Hanger, Inc.                                              44,689  1,549,368
#*  Harvard Apparatus Regenerative Technology, Inc.           17,118    148,071
*   Harvard Bioscience, Inc.                                  68,472    288,952
*   Health Net, Inc.                                          96,107  3,299,353
    HealthSouth Corp.                                         17,975    622,654
*   HealthStream, Inc.                                        59,755  1,353,451
#*  Healthways, Inc.                                          87,189  1,569,402
    Hill-Rom Holdings, Inc.                                   44,400  1,658,784
#*  HMS Holdings Corp.                                        25,746    416,313
#*  Horizon Pharma, Inc.                                       3,626     51,417
*   ICU Medical, Inc.                                         20,292  1,131,888
#*  Idera Pharmaceuticals, Inc.                               44,271    125,730
*   Impax Laboratories, Inc.                                  79,416  2,076,728
#*  Incyte Corp., Ltd.                                        66,586  3,233,416
#*  Infinity Pharmaceuticals, Inc.                            30,717    300,105
#*  Insys Therapeutics, Inc.                                  15,685    644,026
#*  Integra LifeSciences Holdings Corp.                       28,964  1,320,179
    Invacare Corp.                                            58,743    928,139
*   IPC The Hospitalist Co., Inc.                             13,010    526,905

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Health Care -- (Continued)
*     Iridex Corp.                                             4,666 $   38,868
#*    Isis Pharmaceuticals, Inc.                               5,421    144,253
*     Jazz Pharmaceuticals P.L.C.                             39,116  5,276,748
      Kewaunee Scientific Corp.                                2,000     33,500
      Kindred Healthcare, Inc.                               105,628  2,651,263
#     Landauer, Inc.                                          16,465    711,947
*     Lannett Co., Inc.                                       69,926  2,414,545
*     LCA-Vision, Inc.                                        31,653    169,660
      LeMaitre Vascular, Inc.                                 33,988    279,041
*     LHC Group, Inc.                                         31,142    647,131
*     LifePoint Hospitals, Inc.                               23,747  1,327,932
#*    Ligand Pharmaceuticals, Inc. Class B                    27,014  1,706,474
#*    Luminex Corp.                                            8,822    169,471
*     Magellan Health Services, Inc.                          41,048  2,369,291
#*    Masimo Corp.                                            37,662  1,007,835
#*    Mast Therapeutics, Inc.                                 12,782      7,338
(o)*  Maxygen, Inc.                                           59,556      1,787
*     MedAssets, Inc.                                         52,261  1,193,119
(o)*  MedCath Corp.                                           41,900     83,800
*     Medical Action Industries, Inc.                         39,469    252,996
*     Medicines Co. (The)                                     98,973  2,632,682
*     MediciNova, Inc.                                        10,669     20,058
*     Medidata Solutions, Inc.                                98,340  3,570,725
#     Meridian Bioscience, Inc.                               10,343    206,550
*     Merit Medical Systems, Inc.                             67,687    871,132
*     Misonix, Inc.                                            1,809     10,854
#*    Molina Healthcare, Inc.                                 68,436  2,559,506
*     Momenta Pharmaceuticals, Inc.                            3,105     35,459
*     MWI Veterinary Supply, Inc.                             14,870  2,329,237
#*    Myriad Genetics, Inc.                                   49,433  2,086,567
#*    Nanosphere, Inc.                                        12,478     21,337
      National Healthcare Corp.                               22,690  1,241,824
*     National Research Corp. Class A                         35,889    565,611
#*    National Research Corp. Class B                          5,881    258,058
*     Natus Medical, Inc.                                     81,179  2,015,675
*     Neogen Corp.                                            29,435  1,229,647
#*    NuVasive, Inc.                                          52,223  1,760,437
*     Omnicell, Inc.                                          93,919  2,486,975
#*    Opko Health, Inc.                                      219,971  1,819,160
#*    OraSure Technologies, Inc.                              59,412    389,149
*     Orthofix International NV                               13,336    402,747
#     Owens & Minor, Inc.                                     55,014  1,845,170
#*    Pacific Biosciences of California, Inc.                 24,966    110,350
#*    Pain Therapeutics, Inc.                                 18,903    107,558
*     PAREXEL International Corp.                             70,045  3,176,541
*     PDI, Inc.                                               33,451    157,889
#     PDL BioPharma, Inc.                                    150,411  1,276,989
#*    Pernix Therapeutics Holdings                             4,466     21,481
*     PharMerica Corp.                                        58,383  1,587,434
#*    PhotoMedex, Inc.                                         9,306    140,614
#*    Pozen, Inc.                                             68,619    573,655
*     Prestige Brands Holdings, Inc.                         110,081  3,689,915

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Health Care -- (Continued)
#*  Progenics Pharmaceuticals, Inc.                         62,441 $    220,417
*   ProPhase Labs, Inc.                                     28,021       55,482
*   Providence Service Corp. (The)                          33,131    1,345,450
#*  pSivida Corp.                                           15,600       56,784
    Quality Systems, Inc.                                   15,580      230,117
#   Questcor Pharmaceuticals, Inc.                          32,626    2,681,205
*   Quidel Corp.                                            57,258    1,228,184
*   RadNet, Inc.                                            72,814      361,886
#*  Repligen Corp.                                          80,227    1,271,598
*   Rigel Pharmaceuticals, Inc.                             63,954      204,653
*   RTI Surgical, Inc.                                     134,982      580,423
#*  Sagent Pharmaceuticals, Inc.                             4,423       91,512
#*  Sangamo Biosciences, Inc.                                5,435       75,220
#*  Sciclone Pharmaceuticals, Inc.                         141,394      675,863
    Select Medical Holdings Corp.                           99,570    1,389,997
#*  Skilled Healthcare Group, Inc. Class A                  32,032      165,285
    Span-America Medical Systems, Inc.                       5,507      114,821
*   Special Diversified Opportunities, Inc.                 28,100       33,158
*   Spectranetics Corp.                                     34,956      743,165
#*  Spectrum Pharmaceuticals, Inc.                          68,193      468,486
*   Staar Surgical Co.                                      25,781      438,535
    STERIS Corp.                                            61,168    2,939,122
#*  Sucampo Pharmaceuticals, Inc. Class A                   30,130      208,198
#*  SunLink Health Systems, Inc.                             2,957        4,465
*   SurModics, Inc.                                         42,438      923,451
*   Symmetry Medical, Inc.                                  86,602      715,333
#*  Targacept, Inc.                                         16,973       75,360
*   Team Health Holdings, Inc.                              30,007    1,454,739
*   Thoratec Corp.                                          66,625    2,183,967
*   Tornier NV                                              20,730      351,788
*   Transcept Pharmaceuticals, Inc.                         35,523      104,793
*   Triple-S Management Corp. Class B                       38,768      580,745
#   Universal American Corp.                               131,219      940,840
    US Physical Therapy, Inc.                               29,093      897,519
#   Utah Medical Products, Inc.                              8,858      449,898
*   Vascular Solutions, Inc.                                36,394      797,393
*   VCA Antech, Inc.                                        94,753    2,902,284
#*  Vical, Inc.                                             19,339       21,853
*   WellCare Health Plans, Inc.                             34,000    2,293,980
    West Pharmaceutical Services, Inc.                      57,166    2,479,861
*   Wright Medical Group, Inc.                              50,337    1,376,717
#*  XenoPort, Inc.                                           5,806       23,572
#*  Zalicus, Inc.                                            9,774       10,458
                                                                   ------------
Total Health Care                                                   185,777,469
                                                                   ------------
Industrials -- (15.2%)
#   AAON, Inc.                                              68,067    1,929,699
#   AAR Corp.                                               61,984    1,605,386
    ABM Industries, Inc.                                    63,860    1,729,967
#   Acacia Research Corp.                                   40,041      642,258
#*  ACCO Brands Corp.                                       79,395      486,691
#*  Accuride Corp.                                          17,940      101,182

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Industrials -- (Continued)
     Aceto Corp.                                              70,011 $1,531,841
     Acme United Corp.                                         9,349    157,344
#*   Acorn Energy, Inc.                                       40,406     93,742
     Actuant Corp. Class A                                    61,276  2,074,805
*    Adept Technology, Inc.                                   19,544    233,746
#*   Advisory Board Co. (The)                                 38,826  2,223,177
#*   Aegion Corp.                                             73,517  1,873,948
#*   AeroCentury Corp.                                         1,795     32,220
#*   Aerovironment, Inc.                                      56,051  1,892,842
*    Air Transport Services Group, Inc.                      123,338    965,737
     Alamo Group, Inc.                                        27,291  1,449,698
     Alaska Air Group, Inc.                                   35,757  3,364,019
     Albany International Corp. Class A                       37,319  1,342,738
     Allegiant Travel Co.                                     21,587  2,535,393
     Alliant Techsystems, Inc.                                 9,545  1,376,580
(o)  Allied Defense Group, Inc.                                2,975        238
     Allied Motion Technologies, Inc.                          3,693     41,879
     Altra Industrial Motion Corp.                            65,956  2,253,057
     AMERCO                                                   25,259  6,317,528
#*   Ameresco, Inc. Class A                                   40,441    259,227
*    American Airlines Group, Inc.                           133,986  4,698,889
#    American Railcar Industries, Inc.                        53,313  3,702,055
     American Science & Engineering, Inc.                     14,837    997,046
#*   American Superconductor Corp.                            47,654     60,997
*    American Woodmark Corp.                                  33,651  1,009,867
*    AMREP Corp.                                              14,154     77,139
     AO Smith Corp.                                           19,500    911,820
     Apogee Enterprises, Inc.                                 71,177  2,261,293
     Applied Industrial Technologies, Inc.                    67,440  3,231,725
*    ARC Document Solutions, Inc.                             78,737    503,917
     ArcBest Corp.                                            53,407  2,105,304
     Argan, Inc.                                              28,276    756,949
#*   Arotech Corp.                                            20,131     69,855
#*   Ascent Solar Technologies, Inc.                           4,600      2,323
     Astec Industries, Inc.                                   26,906  1,074,895
*    Astronics Corp.                                          24,715  1,411,721
*    Astronics Corp. Class B                                   4,827    274,656
*    Atlas Air Worldwide Holdings, Inc.                       31,014  1,085,180
*    Avalon Holdings Corp. Class A                             1,400      6,272
*    Avis Budget Group, Inc.                                 130,275  6,851,162
#    AZZ, Inc.                                                39,404  1,710,922
     Baltic Trading, Ltd.                                     43,215    258,858
     Barnes Group, Inc.                                       64,800  2,496,096
     Barrett Business Services, Inc.                          23,882  1,203,892
#*   Beacon Roofing Supply, Inc.                              53,562  1,905,736
*    Blount International, Inc.                              105,251  1,175,654
#*   BlueLinx Holdings, Inc.                                  74,358     97,409
     Brady Corp. Class A                                      40,712  1,049,962
*    Breeze-Eastern Corp.                                     18,372    181,883
#    Briggs & Stratton Corp.                                  68,413  1,461,986
#    Brink's Co. (The)                                        35,143    894,038
#*   Builders FirstSource, Inc.                               34,098    267,669

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Industrials -- (Continued)
*   CAI International, Inc.                                   46,486 $1,011,071
*   Casella Waste Systems, Inc. Class A                       36,688    187,109
#*  CBIZ, Inc.                                               113,445    972,224
    CDI Corp.                                                 42,663    653,597
    Ceco Environmental Corp.                                  47,101    748,435
#   Celadon Group, Inc.                                       55,816  1,284,326
#*  Cenveo, Inc.                                               6,574     20,314
#*  Chart Industries, Inc.                                    32,460  2,214,421
    Chicago Bridge & Iron Co. NV                               1,054     84,394
    Chicago Rivet & Machine Co.                                  700     27,125
    CIRCOR International, Inc.                                31,416  2,551,293
*   Colfax Corp.                                              27,255  1,961,815
*   Columbus McKinnon Corp.                                   44,708  1,184,315
    Comfort Systems USA, Inc.                                 83,240  1,248,600
#*  Command Security Corp.                                    21,112     41,696
#*  Commercial Vehicle Group, Inc.                            46,674    453,205
#   Compx International, Inc.                                  2,107     19,384
#   Con-way, Inc.                                             44,238  1,879,230
    Corporate Executive Board Co. (The)                       28,737  1,983,428
    Courier Corp.                                             26,492    384,929
*   Covenant Transportation Group, Inc. Class A               27,300    279,825
#*  CPI Aerostructures, Inc.                                  17,295    232,964
*   CRA International, Inc.                                   22,109    481,313
    Cubic Corp.                                               30,064  1,425,936
    Curtiss-Wright Corp.                                      61,113  3,907,565
    Deluxe Corp.                                              51,740  2,843,113
#*  DigitalGlobe, Inc.                                        85,603  2,549,257
    Douglas Dynamics, Inc.                                    46,781    789,195
*   Ducommun, Inc.                                            25,784    625,778
*   DXP Enterprises, Inc.                                     31,485  3,564,417
*   Dycom Industries, Inc.                                    72,056  2,262,558
    Dynamic Materials Corp.                                   31,095    628,119
#*  Eagle Bulk Shipping, Inc.                                  1,851      5,405
    Eastern Co. (The)                                          8,993    151,892
#*  Echo Global Logistics, Inc.                               39,007    762,977
    Ecology and Environment, Inc. Class A                        920      8,823
    EMCOR Group, Inc.                                         52,749  2,425,927
    Encore Wire Corp.                                         41,411  2,017,958
#*  Energy Recovery, Inc.                                     67,143    343,101
*   EnerNOC, Inc.                                             75,507  1,781,965
#   EnerSys, Inc.                                             63,999  4,325,052
#*  Engility Holdings, Inc.                                   13,077    570,680
    Ennis, Inc.                                               61,429    918,978
#*  EnPro Industries, Inc.                                    41,842  2,979,569
    EnviroStar, Inc.                                             837      2,620
#*  Erickson, Inc.                                               700     11,067
    ESCO Technologies, Inc.                                   28,246    943,981
    Espey Manufacturing & Electronics Corp.                    5,593    148,774
*   Esterline Technologies Corp.                              48,126  5,246,697
    Exelis, Inc.                                              55,832  1,035,125
    Exponent, Inc.                                            20,601  1,450,722
*   Federal Signal Corp.                                     148,867  2,259,801

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Industrials -- (Continued)
    Forward Air Corp.                                         27,671 $1,223,888
*   Franklin Covey Co.                                        41,060    832,286
    Franklin Electric Co., Inc.                               54,893  2,122,712
    FreightCar America, Inc.                                  25,449    668,291
*   FTI Consulting, Inc.                                      57,653  1,977,498
#*  Fuel Tech, Inc.                                           44,787    272,753
*   Furmanite Corp.                                           93,607    981,001
    G&K Services, Inc. Class A                                30,784  1,629,705
    GATX Corp.                                                49,628  3,257,086
#*  Genco Shipping & Trading, Ltd.                            74,008    122,113
*   Gencor Industries, Inc.                                   10,941    114,771
#*  GenCorp, Inc.                                             97,290  1,708,412
    Generac Holdings, Inc.                                    47,280  2,783,846
    General Cable Corp.                                       62,794  1,608,782
*   Gibraltar Industries, Inc.                                66,899  1,142,635
#   Global Power Equipment Group, Inc.                        30,265    530,545
#*  Goldfield Corp. (The)                                     48,469     99,846
    Gorman-Rupp Co. (The)                                     35,697  1,108,392
*   GP Strategies Corp.                                       46,206  1,214,294
#*  GrafTech International, Ltd.                              32,963    369,515
    Graham Corp.                                              20,339    606,916
    Granite Construction, Inc.                                47,500  1,775,550
*   Great Lakes Dredge & Dock Corp.                          146,186  1,261,585
#*  Greenbrier Cos., Inc. (The)                               60,056  3,149,337
    Griffon Corp.                                             91,355    972,017
*   H&E Equipment Services, Inc.                              76,817  2,961,295
    Hardinge, Inc.                                            28,725    383,766
    Harsco Corp.                                              48,484  1,160,222
#*  Hawaiian Holdings, Inc.                                  137,064  1,980,575
#   Healthcare Services Group, Inc.                           25,427    739,926
#   Heartland Express, Inc.                                   83,767  1,822,770
#   HEICO Corp.                                               24,786  1,371,162
    HEICO Corp. Class A                                       53,676  2,187,297
    Heidrick & Struggles International, Inc.                  39,264    740,126
    Herman Miller, Inc.                                       54,309  1,674,346
*   Hexcel Corp.                                               9,359    390,177
*   Hill International, Inc.                                  87,347    586,972
#   HNI Corp.                                                 42,083  1,482,584
    Houston Wire & Cable Co.                                  38,515    479,897
*   Hub Group, Inc. Class A                                   35,854  1,600,881
*   Hudson Global, Inc.                                       58,536    207,803
    Huntington Ingalls Industries, Inc.                       32,035  3,299,605
    Hurco Cos., Inc.                                          16,988    452,900
*   Huron Consulting Group, Inc.                              28,610  2,037,032
    Hyster-Yale Materials Handling, Inc.                      17,600  1,696,464
*   ICF International, Inc.                                   44,438  1,731,749
#*  InnerWorkings, Inc.                                       67,880    488,736
#*  Innovative Solutions & Support, Inc.                      39,691    267,120
    Insperity, Inc.                                           26,597    852,700
    Insteel Industries, Inc.                                  33,274    684,779
*   Integrated Electrical Services, Inc.                      16,819    104,446
    Interface, Inc.                                          122,955  2,211,960

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Industrials -- (Continued)
#   International Shipholding Corp.                           15,603 $  420,345
#   Intersections, Inc.                                       44,559    250,422
#*  JetBlue Airways Corp.                                    324,746  2,567,117
    John Bean Technologies Corp.                              57,696  1,672,607
    Kadant, Inc.                                              23,091    802,412
    Kaman Corp.                                               36,740  1,541,978
    Kelly Services, Inc. Class A                              57,735  1,215,899
*   Key Technology, Inc.                                      12,633    155,765
#*  KEYW Holding Corp. (The)                                   4,612     59,264
    Kforce, Inc.                                              80,120  1,852,374
    Kimball International, Inc. Class B                       69,308  1,161,602
#   Knight Transportation, Inc.                               92,364  2,191,798
    Knoll, Inc.                                               47,423    862,624
*   Korn/Ferry International                                  66,149  1,921,628
#*  Kratos Defense & Security Solutions, Inc.                 69,327    500,541
#   Landstar System, Inc.                                      3,900    245,661
#*  Lawson Products, Inc.                                     19,640    328,970
#*  Layne Christensen Co.                                     39,647    690,651
    LB Foster Co. Class A                                     18,795    889,943
#   Lindsay Corp.                                             14,054  1,238,579
#*  LMI Aerospace, Inc.                                       28,687    391,291
    LS Starrett Co. (The) Class A                              6,375     99,578
    LSI Industries, Inc.                                      55,807    424,691
*   Lydall, Inc.                                              40,300    943,423
*   Magnetek, Inc.                                             1,607     35,434
#   Manitowoc Co., Inc. (The)                                108,200  3,438,596
    Marten Transport, Ltd.                                    79,047  1,854,443
#*  MasTec, Inc.                                              89,929  3,559,390
    Matson, Inc.                                              36,714    869,755
    McGrath RentCorp                                          31,476    994,012
*   Meritor, Inc.                                            167,585  1,989,234
#*  Metalico, Inc.                                            74,863    115,289
*   Mfri, Inc.                                                15,568    169,536
#*  Middleby Corp. (The)                                      16,509  4,168,192
    Miller Industries, Inc.                                   27,120    525,314
*   Mistras Group, Inc.                                       35,062    796,258
    Mobile Mini, Inc.                                         63,983  2,826,769
*   Moog, Inc. Class A                                        29,290  1,917,030
*   Moog, Inc. Class B                                           488     31,954
    MSA Safety, Inc.                                          39,512  2,084,258
    Mueller Industries, Inc.                                  86,394  2,500,242
    Mueller Water Products, Inc. Class A                     214,157  1,953,112
    Multi-Color Corp.                                         32,495  1,132,451
*   MYR Group, Inc.                                           49,036  1,150,385
#   National Presto Industries, Inc.                           9,465    683,941
*   Navigant Consulting, Inc.                                 71,830  1,206,744
*   NCI Building Systems, Inc.                                17,046    266,599
    NL Industries, Inc.                                      130,038  1,304,281
    NN, Inc.                                                  44,380    868,517
*   Nortek, Inc.                                                 255     20,951
*   Northwest Pipe Co.                                        21,592    772,346
#*  Ocean Power Technologies, Inc.                            15,330     41,391

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Industrials -- (Continued)
#   Omega Flex, Inc.                                          20,621 $  415,926
*   On Assignment, Inc.                                      101,799  3,562,965
*   Orbital Sciences Corp.                                    60,072  1,766,117
#*  Orion Energy Systems, Inc.                                49,736    263,601
*   Orion Marine Group, Inc.                                  41,795    490,255
*   PAM Transportation Services, Inc.                         20,605    512,858
*   Park-Ohio Holdings Corp.                                  31,470  1,837,533
*   Patrick Industries, Inc.                                  23,275    932,629
#*  Patriot Transportation Holding, Inc.                      15,659    546,186
*   Pendrell Corp.                                            77,457    127,804
*   PGT, Inc.                                                114,940  1,143,653
*   Pike Corp.                                                82,016    787,354
#*  PMFG, Inc.                                                16,058     91,049
    Powell Industries, Inc.                                   27,801  1,760,359
*   PowerSecure International, Inc.                           53,079  1,179,946
    Preformed Line Products Co.                                6,300    376,488
    Primoris Services Corp.                                   51,500  1,440,970
#   Providence and Worcester Railroad Co.                      1,886     32,892
    Quad/Graphics, Inc.                                       12,491    270,430
*   Quality Distribution, Inc.                                55,291    695,008
#   Quanex Building Products Corp.                            55,605  1,047,598
#   Raven Industries, Inc.                                    74,970  2,316,573
*   RBC Bearings, Inc.                                        26,304  1,637,687
*   RCM Technologies, Inc.                                    21,213    143,824
*   Republic Airways Holdings, Inc.                          122,600  1,018,806
    Resources Connection, Inc.                                91,168  1,240,796
*   Rexnord Corp.                                                418     11,177
*   Roadrunner Transportation Systems, Inc.                   49,060  1,208,348
*   RPX Corp.                                                 20,897    342,293
    RR Donnelley & Sons Co.                                   60,775  1,069,640
*   Rush Enterprises, Inc. Class A                            44,304  1,422,158
#*  Rush Enterprises, Inc. Class B                            18,930    535,340
*   Saia, Inc.                                                61,297  2,523,597
    Schawk, Inc.                                              56,309  1,126,180
#   Servotronics, Inc.                                         4,083     31,623
    SIFCO Industries, Inc.                                    12,202    400,836
    Simpson Manufacturing Co., Inc.                           55,959  1,834,896
    SkyWest, Inc.                                             60,966    707,206
*   SL Industries, Inc.                                       14,437    396,873
#*  SP Plus Corp.                                             28,849    704,493
*   Sparton Corp.                                             25,636    696,274
*   Spirit Airlines, Inc.                                      9,093    516,846
#*  Standard Register Co. (The)                                9,323     67,685
    Standex International Corp.                               32,398  1,923,469
    Steelcase, Inc. Class A                                  164,056  2,703,643
#*  Sterling Construction Co., Inc.                           29,272    224,809
#   Sun Hydraulics Corp.                                      36,421  1,488,890
*   Supreme Industries, Inc. Class A                           6,592     37,377
#*  Swift Transportation Co.                                  91,199  2,193,336
    Sypris Solutions, Inc.                                    25,625     77,644
#*  TAL International Group, Inc.                             39,709  1,674,926
#*  Taser International, Inc.                                117,616  1,899,498

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Industrials -- (Continued)
#*  Team, Inc.                                              42,960 $  1,842,554
#*  Tecumseh Products Co. Class A                           16,716      100,463
*   Tecumseh Products Co. Class B                            2,206       12,883
*   Teledyne Technologies, Inc.                             14,770    1,371,542
    Tennant Co.                                             18,055    1,151,728
#*  Tetra Tech, Inc.                                        61,747    1,770,286
#   Textainer Group Holdings, Ltd.                          44,841    1,762,251
*   Thermon Group Holdings, Inc.                            15,452      368,067
#   Titan International, Inc.                               75,500    1,322,005
#*  Titan Machinery, Inc.                                   46,619      822,359
    Toro Co. (The)                                           7,915      502,919
*   TRC Cos., Inc.                                          47,541      281,918
#*  Trex Co., Inc.                                          26,108    2,050,000
*   Trimas Corp.                                            57,015    2,044,558
#   Triumph Group, Inc.                                     39,894    2,585,530
*   TrueBlue, Inc.                                          76,267    2,040,142
*   Tutor Perini Corp.                                      62,615    1,853,404
    Twin Disc, Inc.                                         24,798      717,406
*   Ultralife Corp.                                         41,641      149,908
    UniFirst Corp.                                          18,768    1,806,232
#*  United Rentals, Inc.                                    20,900    1,961,047
#   United Stationers, Inc.                                 55,448    2,080,963
    Universal Forest Products, Inc.                         28,201    1,423,868
*   Universal Security Instruments, Inc.                     1,120        4,704
    Universal Truckload Services, Inc.                      29,988      739,504
    US Ecology, Inc.                                        44,741    1,997,686
#*  USA Truck, Inc.                                         25,619      426,813
#   UTi Worldwide, Inc.                                     82,976      812,335
*   Versar, Inc.                                            22,996       88,765
    Viad Corp.                                              48,375    1,115,044
*   Vicor Corp.                                             34,425      287,793
*   Virco Manufacturing Corp.                               16,500       36,218
    VSE Corp.                                                7,747      483,955
#*  Wabash National Corp.                                   97,320    1,300,195
#   Watsco, Inc. Class B                                     1,348      136,512
    Watts Water Technologies, Inc. Class A                  40,117    2,134,224
#   Werner Enterprises, Inc.                                72,299    1,850,854
*   Wesco Aircraft Holdings, Inc.                           12,006      243,242
*   Willdan Group, Inc.                                      3,099       14,472
*   Willis Lease Finance Corp.                              11,622      234,300
    Woodward, Inc.                                          10,773      482,954
*   Xerium Technologies, Inc.                                6,017       81,230
#*  XPO Logistics, Inc.                                     53,895    1,462,710
                                                                   ------------
Total Industrials                                                   366,454,737
                                                                   ------------
Information Technology -- (13.9%)
#*  3D Systems Corp.                                           392       18,557
*   ACI Worldwide, Inc.                                     31,439    1,796,739
*   Actuate Corp.                                          114,315      643,593
*   Acxiom Corp.                                            84,993    2,400,202
#*  ADDvantage Technologies Group, Inc.                     13,988       47,000
#   ADTRAN, Inc.                                            59,141    1,326,533

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Information Technology -- (Continued)
*   Advanced Energy Industries, Inc.                          84,045 $1,838,905
    Advent Software, Inc.                                     60,888  1,754,792
*   Aeroflex Holding Corp.                                    37,444    286,447
#*  Aetrium, Inc.                                              1,957      9,883
*   Agilysys, Inc.                                            36,856    462,174
*   Alpha & Omega Semiconductor, Ltd.                         10,275     73,980
    American Software, Inc. Class A                           55,346    533,535
#*  Amkor Technology, Inc.                                   133,735  1,063,193
*   Amtech Systems, Inc.                                      20,021    171,180
#*  ANADIGICS, Inc.                                          143,376    179,220
    Anixter International, Inc.                               27,653  2,709,441
*   AOL, Inc.                                                 69,740  2,985,569
#*  Applied Micro Circuits Corp.                              28,301    274,803
*   ARRIS Group, Inc.                                        170,706  4,453,720
*   Aspen Technology, Inc.                                    18,271    785,470
    Astro-Med, Inc.                                            5,157     64,823
#*  Audience, Inc.                                             4,900     56,350
#*  AVG Technologies NV                                        8,505    159,299
*   Aviat Networks, Inc.                                      79,456    119,979
#*  Avid Technology, Inc.                                     74,541    562,785
    AVX Corp.                                                 11,064    147,704
*   Aware, Inc.                                               31,813    176,244
*   Axcelis Technologies, Inc.                               160,492    287,281
*   AXT, Inc.                                                 90,440    195,350
    Badger Meter, Inc.                                        32,386  1,604,726
*   Bankrate, Inc.                                            20,749    363,522
    Bel Fuse, Inc. Class A                                     4,111     83,700
    Bel Fuse, Inc. Class B                                    22,450    488,512
    Belden, Inc.                                              32,392  2,390,853
*   Benchmark Electronics, Inc.                               66,556  1,542,768
    Black Box Corp.                                           33,789    718,354
    Blackbaud, Inc.                                           36,113  1,099,641
*   Blucora, Inc.                                             98,115  1,888,714
    Booz Allen Hamilton Holding Corp.                         37,228    865,179
#*  Bottomline Technologies de, Inc.                          37,887  1,198,745
*   BroadVision, Inc.                                         10,395    103,118
    Brooks Automation, Inc.                                  100,926  1,032,473
*   Bsquare Corp.                                             21,382     68,422
*   BTU International, Inc.                                   20,546     60,200
*   Cabot Microelectronics Corp.                              34,053  1,476,879
#*  CACI International, Inc. Class A                          38,019  2,648,023
*   CalAmp Corp.                                              81,314  1,443,323
*   Calix, Inc.                                              100,628    886,533
*   Cardtronics, Inc.                                         50,333  1,685,149
*   Cascade Microtech, Inc.                                   23,422    250,147
#   Cass Information Systems, Inc.                            23,268  1,175,267
*   Ceva, Inc.                                                37,919    615,425
*   Checkpoint Systems, Inc.                                  64,922    829,054
*   ChyronHego Corp.                                           1,300      3,107
*   CIBER, Inc.                                              147,854    638,729
#*  Ciena Corp.                                              124,810  2,467,494
*   Cinedigm Corp.                                           148,377    370,942

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Information Technology -- (Continued)
#*     Cirrus Logic, Inc.                                    109,053 $2,431,882
*      Clearfield, Inc.                                       30,926    487,394
*      Cognex Corp.                                           79,688  2,743,658
*      Coherent, Inc.                                         24,131  1,440,862
       Cohu, Inc.                                             54,623    562,617
(o)#*  Commerce One, LLC                                       1,966         --
       Communications Systems, Inc.                           22,540    272,509
*      CommVault Systems, Inc.                                 2,352    113,837
#      Computer Task Group, Inc.                              45,193    714,501
       Compuware Corp.                                        57,557    596,291
*      comScore, Inc.                                         11,035    345,727
       Comtech Telecommunications Corp.                       31,096    987,298
*      Comverse, Inc.                                         15,531    387,343
       Concurrent Computer Corp.                              22,603    189,639
*      Constant Contact, Inc.                                 43,288  1,119,428
#      Convergys Corp.                                       170,395  3,670,308
#*     Conversant, Inc.                                       93,902  2,294,965
*      CoreLogic, Inc.                                        78,619  2,203,691
*      CoStar Group, Inc.                                     31,675  5,096,191
#*     Cray, Inc.                                             93,041  2,671,207
*      Crexendo, Inc.                                          6,053     19,249
       CSG Systems International, Inc.                        71,089  1,873,906
       CSP, Inc.                                               1,770     13,417
       CTS Corp.                                              68,434  1,217,441
#*     CyberOptics Corp.                                      22,727    170,907
       Daktronics, Inc.                                       87,162  1,134,849
*      Datalink Corp.                                         46,119    592,168
#*     Dataram Corp.                                           2,522      6,759
*      Dealertrack Technologies, Inc.                         46,820  2,139,206
#*     Demand Media, Inc.                                     27,534    114,541
*      Dice Holdings, Inc.                                   130,262    996,504
#      Diebold, Inc.                                          37,200  1,399,092
*      Digi International, Inc.                               57,051    505,472
       Digimarc Corp.                                         17,348    572,831
*      Digital River, Inc.                                    52,701    805,798
*      Diodes, Inc.                                           42,504  1,120,830
#*     Dot Hill Systems Corp.                                124,881    515,759
*      DSP Group, Inc.                                        50,499    401,972
*      DTS, Inc.                                              39,711    739,022
#      EarthLink Holdings Corp.                              102,590    349,832
#*     Eastman Kodak Co.                                         541     16,160
#      Ebix, Inc.                                             42,888    676,773
*      Echelon Corp.                                           5,400     13,986
*      Edgewater Technology, Inc.                             10,739     76,032
       Electro Rent Corp.                                     56,344    909,956
       Electro Scientific Industries, Inc.                    58,639    497,259
*      Electronics for Imaging, Inc.                          66,627  2,517,834
#*     Ellie Mae, Inc.                                        18,874    460,337
#*     eMagin Corp.                                           28,111     67,747
#*     Emcore Corp.                                           40,797    197,049
*      Emulex Corp.                                          153,826  1,099,856
*      Entegris, Inc.                                        122,111  1,354,211

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Information Technology -- (Continued)
*   Entropic Communications, Inc.                            160,198 $  591,131
*   Envestnet, Inc.                                           21,270    783,799
*   EPAM Systems, Inc.                                        12,884    401,079
    EPIQ Systems, Inc.                                        71,634    916,199
*   ePlus, Inc.                                               19,530    977,281
*   Euronet Worldwide, Inc.                                   56,870  2,615,451
*   Exar Corp.                                               114,576  1,239,712
*   ExlService Holdings, Inc.                                 35,150    994,569
*   Extreme Networks, Inc.                                   222,850  1,274,702
*   Fabrinet                                                  43,929    948,866
    Fair Isaac Corp.                                          47,990  2,745,028
#*  Fairchild Semiconductor International, Inc.              159,859  2,035,005
*   FalconStor Software, Inc.                                  4,800      7,296
*   FARO Technologies, Inc.                                   32,318  1,289,488
    FEI Co.                                                   43,300  3,443,216
#*  Finisar Corp.                                             89,658  2,344,557
*   FormFactor, Inc.                                         110,489    635,312
    Forrester Research, Inc.                                  37,402  1,325,153
*   Frequency Electronics, Inc.                               19,508    207,858
#*  GigOptix, Inc.                                               700      1,113
*   Global Cash Access Holdings, Inc.                        164,108  1,083,113
#   Globalscape, Inc.                                         12,700     31,369
*   GSE Systems, Inc.                                         33,450     58,537
*   GSI Group, Inc.                                           65,199    791,516
*   GSI Technology, Inc.                                      61,196    388,595
#*  GT Advanced Technologies, Inc.                            57,131    948,946
#*  Guidance Software, Inc.                                   13,161    121,213
    Hackett Group, Inc. (The)                                 96,523    579,138
*   Harmonic, Inc.                                           175,941  1,236,865
#   Heartland Payment Systems, Inc.                           41,232  1,688,038
*   Higher One Holdings, Inc.                                 22,515    134,865
    Hittite Microwave Corp.                                   17,786  1,055,777
#*  Hutchinson Technology, Inc.                               63,415    176,294
#*  ID Systems, Inc.                                          23,495    132,277
*   Identive Group, Inc.                                      91,169     77,494
*   IEC Electronics Corp.                                     23,686    105,403
*   iGATE Corp.                                               90,377  3,307,798
*   II-VI, Inc.                                               70,886  1,020,758
*   Imation Corp.                                             39,149    169,124
*   Immersion Corp.                                           32,739    371,260
#*  Infinera Corp.                                            75,164    673,469
*   Innodata, Inc.                                            59,616    200,906
*   Inphi Corp.                                               31,556    466,713
*   Insight Enterprises, Inc.                                 59,890  1,564,327
*   Integrated Device Technology, Inc.                       216,250  2,523,637
*   Integrated Silicon Solution, Inc.                         68,979    997,436
*   Intellicheck Mobilisa, Inc.                               40,531     27,561
*   Interactive Intelligence Group, Inc.                      23,823  1,490,605
#   InterDigital, Inc.                                         6,002    208,389
#*  Internap Network Services Corp.                          132,556    890,776
*   International Rectifier Corp.                            110,063  2,866,040
*   Interphase Corp.                                          15,755     85,865

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Information Technology -- (Continued)
    Intersil Corp. Class A                                   206,754 $2,551,344
#*  Intevac, Inc.                                             44,292    356,551
*   IntraLinks Holdings, Inc.                                 34,942    319,719
*   IntriCon Corp.                                            16,201    107,089
#*  IPG Photonics Corp.                                        3,925    253,673
*   Iteris, Inc.                                              58,990    114,441
#*  Itron, Inc.                                               38,870  1,477,060
*   Ixia                                                      83,339  1,035,070
    IXYS Corp.                                                70,033    755,656
#   j2 Global, Inc.                                           47,078  2,182,536
*   Kemet Corp.                                               59,055    295,866
*   Key Tronic Corp.                                          30,100    315,448
*   Kofax, Ltd.                                               11,862     89,914
#*  Kopin Corp.                                              145,834    475,419
*   Kulicke & Soffa Industries, Inc.                         133,042  1,957,048
*   KVH Industries, Inc.                                      36,615    494,669
*   Lattice Semiconductor Corp.                              253,404  2,133,662
#   Lexmark International, Inc. Class A                       64,485  2,772,855
*   LGL Group, Inc. (The)                                      5,074     24,863
*   Limelight Networks, Inc.                                 223,262    462,152
*   Lionbridge Technologies, Inc.                             78,591    462,115
#*  Liquidity Services, Inc.                                  43,203    745,252
    Littelfuse, Inc.                                          28,600  2,589,730
*   LogMeIn, Inc.                                              1,186     53,904
*   LoJack Corp.                                              42,858    243,005
*   LTX-Credence Corp.                                        96,198    926,387
*   M/A-COM Technology Solutions Holdings, Inc.                1,379     24,146
*   Magnachip Semiconductor Corp.                             91,798  1,285,172
*   Manhattan Associates, Inc.                                91,413  2,882,252
#   ManTech International Corp. Class A                       25,244    753,029
    Marchex, Inc. Class B                                     53,747    497,160
#*  Mattersight Corp.                                         13,991     88,283
*   Mattson Technology, Inc.                                  39,292     78,191
    MAXIMUS, Inc.                                             64,564  2,748,489
*   MaxLinear, Inc. Class A                                   18,491    145,524
#*  Maxwell Technologies, Inc.                                49,051    738,708
*   Measurement Specialties, Inc.                             36,932  2,376,574
#*  MeetMe, Inc.                                              13,901     38,645
    Mentor Graphics Corp.                                    201,941  4,180,179
*   Mercury Systems, Inc.                                     59,481    830,355
#   Mesa Laboratories, Inc.                                    6,745    578,046
    Methode Electronics, Inc.                                 97,435  2,702,847
    Micrel, Inc.                                             103,441  1,030,272
*   Microsemi Corp.                                           87,226  2,051,556
*   MicroStrategy, Inc. Class A                                3,200    388,576
    MKS Instruments, Inc.                                     64,787  1,823,754
    MOCON, Inc.                                               11,568    184,857
#*  ModusLink Global Solutions, Inc.                          84,702    342,196
*   MoneyGram International, Inc.                             10,639    140,435
*   Monolithic Power Systems, Inc.                            67,412  2,500,985
    Monotype Imaging Holdings, Inc.                           71,866  1,897,981
*   Monster Worldwide, Inc.                                  135,049    930,488

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Information Technology -- (Continued)
#*  MoSys, Inc.                                               68,560 $  268,070
*   Move, Inc.                                               102,427  1,094,945
#   MTS Systems Corp.                                         22,247  1,434,264
*   Multi-Fineline Electronix, Inc.                           36,866    456,401
#*  Nanometrics, Inc.                                         50,029    813,472
*   NAPCO Security Technologies, Inc.                         40,293    235,311
*   NCI, Inc. Class A                                         13,413    133,728
*   NeoPhotonics Corp.                                         3,100     17,887
#*  NETGEAR, Inc.                                             50,019  1,615,614
#*  Netlist, Inc.                                             48,220     78,116
*   Netscout Systems, Inc.                                    74,333  2,896,014
*   Newport Corp.                                             69,913  1,305,975
    NIC, Inc.                                                 23,313    427,560
#*  Novatel Wireless, Inc.                                    73,082    132,278
#*  Numerex Corp. Class A                                     34,182    350,365
*   Oclaro, Inc.                                              44,433    151,072
*   OmniVision Technologies, Inc.                            100,115  1,955,246
#*  Onvia, Inc.                                                3,803     19,833
*   OpenTable, Inc.                                            7,812    524,654
*   Oplink Communications, Inc.                               48,674    834,272
    Optical Cable Corp.                                       17,561     66,556
*   OSI Systems, Inc.                                         29,110  1,624,629
#*  Pandora Media, Inc.                                       58,392  1,367,541
*   PAR Technology Corp.                                      32,181    155,434
#   Park Electrochemical Corp.                                33,564    894,816
    PC Connection, Inc.                                       61,775  1,236,118
    PC-Tel, Inc.                                              39,723    327,715
*   PCM, Inc.                                                 28,324    295,136
*   PDF Solutions, Inc.                                       50,849    954,436
    Pegasystems, Inc.                                          8,732    144,689
#   Perceptron, Inc.                                          24,048    283,766
*   Perficient, Inc.                                          83,237  1,520,740
*   Pericom Semiconductor Corp.                               55,754    449,935
*   Photronics, Inc.                                         154,307  1,339,385
#*  Pixelworks, Inc.                                          11,107     56,979
*   Planar Systems, Inc.                                      29,908     65,798
    Plantronics, Inc.                                         41,400  1,803,798
*   Plexus Corp.                                              48,751  2,043,642
*   PLX Technology, Inc.                                      25,471    147,732
*   PMC-Sierra, Inc.                                         268,977  1,839,803
*   Polycom, Inc.                                            123,151  1,514,757
    Power Integrations, Inc.                                  32,553  1,537,478
#*  PRGX Global, Inc.                                         59,283    381,190
#*  Procera Networks, Inc.                                    19,180    177,607
*   Progress Software Corp.                                   77,464  1,662,377
*   PROS Holdings, Inc.                                        2,885     79,049
    QAD, Inc. Class A                                         24,504    466,801
    QAD, Inc. Class B                                          6,515    101,569
*   QLogic Corp.                                             125,685  1,455,432
*   Qualstar Corp.                                            12,400     18,724
*   QuinStreet, Inc.                                          11,713     71,449
*   Qumu Corp.                                                21,930    294,958

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Information Technology -- (Continued)
#*  Radisys Corp.                                             53,293 $  170,538
#*  Rambus, Inc.                                              64,861    784,169
#*  RealD, Inc.                                               24,538    268,936
*   RealNetworks, Inc.                                        69,142    521,331
#*  RealPage, Inc.                                             8,327    147,804
#*  Reis, Inc.                                                15,451    254,323
*   Relm Wireless Corp.                                       29,676     95,557
#*  Remark Media, Inc.                                        14,739     84,897
    RF Industries, Ltd.                                       11,582     70,766
*   RF Micro Devices, Inc.                                   279,572  2,359,588
    Richardson Electronics, Ltd.                              30,460    305,209
*   Riverbed Technology, Inc.                                 59,203  1,151,498
#*  Rofin-Sinar Technologies, Inc.                            41,245    915,639
*   Rogers Corp.                                              25,574  1,534,951
*   Rosetta Stone, Inc.                                       44,961    535,485
*   Rovi Corp.                                                65,626  1,462,804
#*  Rubicon Technology, Inc.                                  44,265    448,404
*   Rudolph Technologies, Inc.                                78,100    711,491
*   Saba Software, Inc.                                        8,099     89,089
*   Sanmina Corp.                                            148,533  3,007,793
*   Sapient Corp.                                            141,511  2,302,384
*   ScanSource, Inc.                                          35,439  1,361,212
*   Seachange International, Inc.                             75,765    709,918
*   Selectica, Inc.                                            1,042      6,200
*   Semtech Corp.                                             65,709  1,575,702
#*  ServiceSource International, Inc.                         22,437    140,007
#*  Sevcon, Inc.                                               4,832     52,620
*   ShoreTel, Inc.                                            94,678    714,819
*   Sigma Designs, Inc.                                       50,803    191,527
#*  Silicon Graphics International Corp.                      38,705    467,556
*   Silicon Image, Inc.                                      204,281  1,146,016
*   Silicon Laboratories, Inc.                                26,414  1,187,309
*   Smith Micro Software, Inc.                                56,638     94,019
*   SMTC Corp.                                                10,494     16,056
*   Sonus Networks, Inc.                                     334,388  1,093,449
*   Spansion, Inc. Class A                                    94,869  1,691,514
#*  Spark Networks, Inc.                                       8,280     37,508
*   Speed Commerce, Inc.                                      73,810    243,573
*   SS&C Technologies Holdings, Inc.                          31,641  1,231,468
*   Stamps.com, Inc.                                          40,911  1,420,021
*   StarTek, Inc.                                             25,558    177,628
#*  Stratasys, Ltd.                                           11,636  1,127,179
#*  SunPower Corp.                                            20,122    672,477
*   Super Micro Computer, Inc.                                63,327  1,289,338
*   support.com, Inc.                                        114,161    281,978
*   Sykes Enterprises, Inc.                                   57,379  1,135,530
#*  Synaptics, Inc.                                           30,717  1,909,062
#*  Synchronoss Technologies, Inc.                            17,173    522,746
*   SYNNEX Corp.                                              63,951  4,309,018
*   Take-Two Interactive Software, Inc.                       86,971  1,772,469
*   Tech Data Corp.                                           34,004  2,124,910
*   TeleCommunication Systems, Inc. Class A                  114,939    293,094

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                        SHARES     VALUE+
                                                        ------- ------------
Information Technology -- (Continued)
*   Telenav, Inc.                                        58,543 $    358,869
*   TeleTech Holdings, Inc.                              62,869    1,517,029
#   Tessco Technologies, Inc.                            19,593      644,414
    Tessera Technologies, Inc.                           67,342    1,476,810
    TheStreet, Inc.                                      73,298      188,376
    Transact Technologies, Inc.                          21,556      230,434
#*  Travelzoo, Inc.                                       4,818       86,435
*   Trio Tech International                                 400        1,258
*   TriQuint Semiconductor, Inc.                        253,709    3,597,594
#*  Trulia, Inc.                                             18          612
#*  TSR, Inc.                                               300          909
#*  TTM Technologies, Inc.                               87,565      690,888
*   Tyler Technologies, Inc.                             34,175    2,790,389
*   Ultimate Software Group, Inc. (The)                   2,656      317,737
*   Ultra Clean Holdings, Inc.                           45,320      386,126
#*  Ultratech, Inc.                                      37,859    1,007,807
*   Unisys Corp.                                         66,897    1,630,280
    United Online, Inc.                                  31,842      377,328
#*  Universal Display Corp.                               2,968       77,316
#*  USA Technologies, Inc.                               42,977       86,814
*   UTStarcom Holdings Corp.                             20,191       62,390
#*  Veeco Instruments, Inc.                              44,977    1,662,800
*   Verint Systems, Inc.                                 43,373    1,898,436
#*  ViaSat, Inc.                                         25,352    1,627,852
#*  Viasystems Group, Inc.                               29,280      351,946
*   Vicon Industries, Inc.                               12,267       35,820
*   Video Display Corp.                                  29,556      102,559
*   Virtusa Corp.                                        63,293    2,086,770
#   Vishay Intertechnology, Inc.                        228,809    3,253,664
*   Vishay Precision Group, Inc.                         22,019      357,368
#*  VistaPrint NV                                        35,640    1,406,711
*   Vocus, Inc.                                           7,642      137,403
#   Wayside Technology Group, Inc.                       12,677      204,860
*   Web.com Group, Inc.                                  46,419    1,425,527
#*  WebMD Health Corp.                                   18,247      804,510
*   Westell Technologies, Inc. Class A                  119,124      388,344
*   WEX, Inc.                                             4,310      413,631
*   XO Group, Inc.                                       64,966      689,939
*   Zebra Technologies Corp. Class A                     42,492    2,950,644
#*  Zix Corp.                                           122,482      401,741
*   Zygo Corp.                                           44,558      857,296
#*  Zynga, Inc. Class A                                 596,255    2,414,833
                                                                ------------
Total Information Technology                                     333,521,064
                                                                ------------
Materials -- (4.4%)
    A Schulman, Inc.                                     39,823    1,430,442
*   AEP Industries, Inc.                                 15,313      545,449
#*  AM Castle & Co.                                      44,037      540,774
    AMCOL International Corp.                            33,527    1,537,213
#   American Vanguard Corp.                              64,951    1,156,777
    Ampco-Pittsburgh Corp.                               18,240      365,347
*   Arabian American Development Co.                     16,557      180,968

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Materials -- (Continued)
#   Axiall Corp.                                              31,063 $1,447,536
    Balchem Corp.                                             27,300  1,691,235
*   Boise Cascade Co.                                         14,554    364,141
    Cabot Corp.                                                4,508    260,562
*   Calgon Carbon Corp.                                       70,379  1,409,691
#   Carpenter Technology Corp.                                22,096  1,387,629
*   Century Aluminum Co.                                     150,486  2,069,183
    Chase Corp.                                               19,295    600,846
*   Chemtura Corp.                                            65,682  1,464,709
*   Clearwater Paper Corp.                                    22,117  1,357,763
#*  Codexis, Inc.                                             17,017     28,929
*   Coeur Mining, Inc.                                        27,200    235,552
    Commercial Metals Co.                                    167,177  3,209,798
#*  Contango ORE, Inc.                                         2,399     28,548
#*  Continental Materials Corp.                                1,135     21,003
*   Core Molding Technologies, Inc.                           24,525    294,545
    Deltic Timber Corp.                                       11,217    681,433
    Eagle Materials, Inc.                                     34,510  2,875,718
*   Ferro Corp.                                              122,133  1,585,286
#*  Flotek Industries, Inc.                                   43,975  1,231,740
    Friedman Industries, Inc.                                 15,233    130,699
#   FutureFuel Corp.                                          43,679    876,638
#*  General Moly, Inc.                                       194,739    214,213
    Globe Specialty Metals, Inc.                              44,567    863,708
*   Graphic Packaging Holding Co.                            274,844  2,819,899
    Greif, Inc. Class A                                        9,980    540,816
    Hawkins, Inc.                                             22,677    820,907
    Haynes International, Inc.                                22,213  1,178,400
    HB Fuller Co.                                             58,358  2,703,726
*   Headwaters, Inc.                                         115,736  1,444,385
#   Hecla Mining Co.                                             518      1,590
#*  Horsehead Holding Corp.                                   89,222  1,390,971
    Innophos Holdings, Inc.                                   31,850  1,797,614
    Innospec, Inc.                                            37,252  1,604,071
#   Kaiser Aluminum Corp.                                     24,077  1,695,021
*   KapStone Paper and Packaging Corp.                       152,404  4,020,418
#   KMG Chemicals, Inc.                                       27,369    427,230
    Koppers Holdings, Inc.                                    18,005    768,814
*   Kraton Performance Polymers, Inc.                         27,835    725,102
*   Landec Corp.                                              62,597    742,400
#*  Louisiana-Pacific Corp.                                  183,497  3,007,516
*   LSB Industries, Inc.                                      32,790  1,252,250
    Materion Corp.                                            42,709  1,437,158
#*  McEwen Mining, Inc.                                       53,411    128,186
#*  Mercer International, Inc.                                90,527    749,564
#*  Metabolix, Inc.                                            1,305      1,344
    Minerals Technologies, Inc.                               44,730  2,660,988
#*  Mines Management, Inc.                                    23,303     29,595
    Myers Industries, Inc.                                    89,037  1,664,992
    Neenah Paper, Inc.                                        39,603  1,994,803
#   NewMarket Corp.                                            4,561  1,698,152
    Noranda Aluminum Holding Corp.                            34,639    122,968

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                        SHARES     VALUE+
                                                        ------- ------------
Materials -- (Continued)
*      Northern Technologies International Corp.          7,993 $    169,052
#      Olin Corp.                                        95,706    2,689,339
#      Olympic Steel, Inc.                               24,946      657,577
#      OM Group, Inc.                                    39,000    1,142,310
*      OMNOVA Solutions, Inc.                            96,462      879,733
*      Penford Corp.                                     25,828      325,433
       PH Glatfelter Co.                                 71,213    1,817,356
       PolyOne Corp.                                    131,230    4,917,188
       Quaker Chemical Corp.                             33,824    2,517,520
*      Resolute Forest Products, Inc.                    12,487      222,768
*      RTI International Metals, Inc.                    40,049    1,127,780
#      Schnitzer Steel Industries, Inc. Class A          39,343    1,104,358
       Schweitzer-Mauduit International, Inc.            49,148    2,144,819
#*     Senomyx, Inc.                                        600        4,914
       Sensient Technologies Corp.                       41,327    2,233,724
       Stepan Co.                                        23,206    1,342,003
#*     Stillwater Mining Co.                             97,521    1,538,881
*      SunCoke Energy, Inc.                              44,714      933,181
#      Synalloy Corp.                                    15,685      243,118
#*     Texas Industries, Inc.                            44,165    3,829,106
       Tredegar Corp.                                    30,500      634,705
       Tronox, Ltd. Class A                              13,181      322,935
       United States Lime & Minerals, Inc.               12,780      690,887
*      Universal Stainless & Alloy Products, Inc.        17,848      640,565
#      Wausau Paper Corp.                               129,988    1,554,656
       Westlake Chemical Corp.                           23,000    1,637,600
       Worthington Industries, Inc.                      82,330    3,029,744
       Zep, Inc.                                         46,908      811,039
                                                                ------------
Total Materials                                                  106,679,246
                                                                ------------
Other -- (0.0%)
(o)*   Allen Organ Co. Escrow Shares                        700           --
(o)#*  Gerber Scientific, Inc. Escrow Shares             58,381           --
(o)*   Petrocorp, Inc. Escrow Shares                      5,200           --
                                                                ------------
Total Other                                                               --
                                                                ------------
Real Estate Investment Trusts -- (0.0%)
       Altisource Residential Corp.                       7,311      205,585
       Geo Group, Inc. (The)                              2,790       93,549
       Parkway Properties, Inc.                          36,988      697,594
                                                                ------------
Total Real Estate Investment Trusts                                  996,728
                                                                ------------
Telecommunication Services -- (0.7%)
#*     8x8, Inc.                                         64,747      628,046
#*     Alaska Communications Systems Group, Inc.         42,815       80,920
#      Alteva                                             6,834       41,346
       Atlantic Tele-Network, Inc.                       27,138    1,605,756
#*     Boingo Wireless, Inc.                              6,442       42,517
*      Cbeyond, Inc.                                     33,970      335,963
*      Cincinnati Bell, Inc.                            322,663    1,080,921
       Cogent Communications Group, Inc.                 12,181      419,879

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                         SHARES    VALUE+
                                                         ------- -----------
Telecommunication Services -- (Continued)
#   Consolidated Communications Holdings, Inc.            56,694 $ 1,129,345
*   General Communication, Inc. Class A                   92,715     967,945
#*  Hawaiian Telcom Holdco, Inc.                           3,202      85,237
#   HC2 Holdings, Inc.                                     7,442      29,247
    HickoryTech Corp.                                     34,398     408,304
    IDT Corp. Class B                                     53,817     852,461
    Inteliquent, Inc.                                     86,522   1,180,160
#*  Iridium Communications, Inc.                         112,323     749,194
    Lumos Networks Corp.                                  25,986     343,275
#   NTELOS Holdings Corp.                                 25,251     348,211
*   ORBCOMM, Inc.                                         95,669     599,845
*   Premiere Global Services, Inc.                       122,592   1,559,370
#   Shenandoah Telecommunications Co.                     38,563   1,080,921
#*  Straight Path Communications, Inc. Class B            21,984     153,888
    USA Mobility, Inc.                                    49,865     854,188
*   Vonage Holdings Corp.                                376,372   1,445,269
                                                                 -----------
Total Telecommunication Services                                  16,022,208
                                                                 -----------
Utilities -- (2.2%)
#   ALLETE, Inc.                                          49,687   2,571,799
    American States Water Co.                             51,072   1,550,546
#   Artesian Resources Corp. Class A                      17,365     382,377
#   Avista Corp.                                          74,437   2,393,150
    Black Hills Corp.                                     62,287   3,597,074
#*  Cadiz, Inc.                                            1,246       8,012
    California Water Service Group                        75,987   1,709,707
    Chesapeake Utilities Corp.                            22,105   1,398,362
    Cleco Corp.                                           10,981     577,052
#   Connecticut Water Service, Inc.                       20,421     663,682
#   Consolidated Water Co., Ltd.                          22,624     262,891
#   Delta Natural Gas Co., Inc.                           17,638     336,357
#*  Dynegy, Inc.                                          13,946     396,764
    El Paso Electric Co.                                  56,199   2,125,446
    Empire District Electric Co. (The)                    59,181   1,439,282
#   Gas Natural, Inc.                                     18,750     204,375
*   Genie Energy, Ltd. Class B                            46,719     378,424
#   Hawaiian Electric Industries, Inc.                    25,967     622,948
    IDACORP, Inc.                                         36,574   2,053,264
#   Laclede Group, Inc. (The)                             36,340   1,722,879
#   MGE Energy, Inc.                                      43,046   1,645,218
    Middlesex Water Co.                                   34,446     700,287
#   New Jersey Resources Corp.                            44,664   2,221,141
#   Northwest Natural Gas Co.                             33,918   1,501,550
#   NorthWestern Corp.                                    47,686   2,307,049
#   Ormat Technologies, Inc.                              24,410     651,259
#   Otter Tail Corp.                                      44,303   1,298,078
    Piedmont Natural Gas Co., Inc.                        15,000     536,850
    PNM Resources, Inc.                                   99,752   2,761,135
    Portland General Electric Co.                         13,115     438,959
    RGC Resources, Inc.                                   13,188     251,891
    SJW Corp.                                             41,520   1,130,590
#   South Jersey Industries, Inc.                         35,408   2,034,190

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

                                                    SHARES        VALUE+
                                                   ---------- --------------
Utilities -- (Continued)
       Southwest Gas Corp.                             43,382 $    2,386,444
#      UIL Holdings Corp.                              58,526      2,149,660
       Unitil Corp.                                    30,882      1,025,282
       UNS Energy Corp.                                42,765      2,568,466
       WGL Holdings, Inc.                              36,505      1,452,534
#      York Water Co.                                  26,879        537,849
                                                              --------------
Total Utilities                                                   51,992,823
                                                              --------------
TOTAL COMMON STOCKS                                            1,974,828,377
                                                              --------------
RIGHTS/WARRANTS -- (0.0%)
(o)*   Capital Bank Corp. Contingent Value Rights       3,283             --
(o)*   Community Health Systems, Inc. Rights
         01/04/16                                      13,875            834
(o)*   LGL Group, Inc. (The) Warrants 08/06/18         25,370          1,522
(o)#*  Magnum Hunter Resources Corp. Warrants
         04/15/16                                      20,175             --
(o)*   Tejon Ranch Co. Warrants 08/31/16                5,443         18,506
(o)#*  Trius Therapeutics, Inc. Contingent Value
         Rights                                         6,973             --
                                                              --------------
TOTAL RIGHTS/WARRANTS                                                 20,862
                                                              --------------
TEMPORARY CASH INVESTMENTS -- (0.4%)
       State Street Institutional Liquid
         Reserves, 0.074%                           9,743,419      9,743,419
                                                              --------------
                                                    SHARES/
                                                     FACE
                                                    AMOUNT
                                                     (000)
                                                   ----------
SECURITIES LENDING COLLATERAL -- (17.5%)
(S)@   DFA Short Term Investment Fund              36,412,899    421,297,246
                                                              --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $1,515,539,876)           $2,405,889,904
                                                              ==============

TAX-MANAGED U.S. SMALL CAP PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                             --------------------------------------------------
                                LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                             -------------- ------------ ------- --------------
 Common Stocks
    Consumer Discretionary   $  316,360,737 $     35,337   --    $  316,396,074
    Consumer Staples             84,555,487           --   --        84,555,487
    Energy                      126,102,009           --   --       126,102,009
    Financials                  386,321,740        8,792   --       386,330,532
    Health Care                 185,691,882       85,587   --       185,777,469
    Industrials                 366,454,499          238   --       366,454,737
    Information Technology      333,521,064           --   --       333,521,064
    Materials                   106,679,246           --   --       106,679,246
    Other                                --           --   --                --
    Real Estate Investment
      Trusts                        996,728           --   --           996,728
    Telecommunication
      Services                   16,022,208           --   --        16,022,208
    Utilities                    51,992,823           --   --        51,992,823
 Rights/Warrants                         --       20,862   --            20,862
 Temporary Cash Investments       9,743,419           --   --         9,743,419
 Securities Lending
   Collateral                            --  421,297,246   --       421,297,246
                             -------------- ------------   --    --------------
 TOTAL                       $1,984,441,842 $421,448,062   --    $2,405,889,904
                             ============== ============   ==    ==============

                       T.A. U.S. CORE EQUITY 2 PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                             SHARES    VALUE+
                                                             ------- ----------
COMMON STOCKS -- (91.4%)
Consumer Discretionary -- (12.3%)
*   1-800-Flowers.com, Inc. Class A                           19,117 $  104,188
    Aaron's, Inc.                                             51,310  1,512,106
#   Abercrombie & Fitch Co. Class A                           43,637  1,604,096
    Advance Auto Parts, Inc.                                   6,678    809,975
#*  Aeropostale, Inc.                                         55,059    273,643
    AH Belo Corp. Class A                                     11,610    133,631
*   Amazon.com, Inc.                                          23,806  7,240,119
*   Ambassadors Group, Inc.                                    9,192     38,974
#*  AMC Networks, Inc. Class A                                16,215  1,064,839
#   AMCON Distributing Co.                                       116      9,333
#*  America's Car-Mart, Inc.                                   6,200    224,068
*   American Axle & Manufacturing Holdings, Inc.              32,062    565,894
#   American Eagle Outfitters, Inc.                          115,622  1,336,590
#*  American Public Education, Inc.                           12,750    441,150
*   ANN, Inc.                                                 36,345  1,424,361
*   Apollo Education Group, Inc. Class A                      76,137  2,197,314
#   Arctic Cat, Inc.                                           9,368    383,058
    Ark Restaurants Corp.                                      2,015     42,778
*   Asbury Automotive Group, Inc.                             21,801  1,345,994
*   Ascena Retail Group, Inc.                                 99,092  1,704,382
*   Ascent Capital Group, Inc. Class A                         8,599    591,353
#   Autoliv, Inc.                                             19,907  2,030,116
*   AutoNation, Inc.                                          47,039  2,492,597
*   AutoZone, Inc.                                             2,600  1,388,114
*   Ballantyne Strong, Inc.                                    7,721     34,899
#*  Bally Technologies, Inc.                                  18,899  1,230,514
#*  Barnes & Noble, Inc.                                      41,372    678,501
#   Bassett Furniture Industries, Inc.                         6,115     84,326
#   Beasley Broadcasting Group, Inc. Class A                   2,443     18,811
*   Beazer Homes USA, Inc.                                     9,480    179,741
#   bebe stores, Inc.                                         55,179    278,654
*   Bed Bath & Beyond, Inc.                                   22,200  1,379,286
#   Best Buy Co., Inc.                                       102,354  2,654,039
#   Big 5 Sporting Goods Corp.                                15,059    183,870
*   Big Lots, Inc.                                            40,885  1,614,957
*   Biglari Holdings, Inc.                                     1,275    547,001
#*  BJ's Restaurants, Inc.                                    19,664    561,407
*   Blue Nile, Inc.                                            2,200     76,406
#   Blyth, Inc.                                               10,298     96,492
#   Bob Evans Farms, Inc.                                     19,700    923,339
#*  Body Central Corp.                                         5,492      5,712
#   Bon-Ton Stores, Inc. (The)                                 9,305    102,355
*   Books-A-Million, Inc.                                      7,576     17,879
    BorgWarner, Inc.                                          42,214  2,623,178
    Bowl America, Inc. Class A                                 1,280     18,848
*   Boyd Gaming Corp.                                         35,300    417,246
*   Bravo Brio Restaurant Group, Inc.                         14,934    223,562
#*  Bridgepoint Education, Inc.                               28,872    457,621
    Brinker International, Inc.                               28,231  1,387,271
    Brown Shoe Co., Inc.                                      31,203    736,079
    Brunswick Corp.                                           10,869    436,825

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
#   Buckle, Inc. (The)                                       14,000 $   657,860
*   Buffalo Wild Wings, Inc.                                 10,347   1,511,904
*   Build-A-Bear Workshop, Inc.                              11,127     124,845
#*  Cabela's, Inc.                                           43,917   2,881,394
#   Cablevision Systems Corp. Class A                        55,454     926,082
#*  Cache, Inc.                                               9,167      24,384
#*  Caesars Acquisition Co. Class A                          53,883     678,926
#*  Caesars Entertainment Corp.                              58,373   1,078,149
#   Callaway Golf Co.                                        50,560     440,378
*   Cambium Learning Group, Inc.                             38,040      85,210
*   Canterbury Park Holding Corp.                               200       2,250
#   Capella Education Co.                                    10,897     635,949
*   Career Education Corp.                                   48,566     350,647
#*  CarMax, Inc.                                             52,548   2,300,551
*   Carmike Cinemas, Inc.                                    16,639     493,513
    Carnival Corp.                                          116,169   4,566,603
    Carriage Services, Inc.                                  10,721     172,501
#*  Carrols Restaurant Group, Inc.                           14,565      97,731
    Carter's, Inc.                                           32,552   2,397,780
#   Cato Corp. (The) Class A                                 19,051     542,763
*   Cavco Industries, Inc.                                    5,352     417,188
    CBS Corp. Class A                                         7,638     444,150
    CBS Corp. Class B                                       191,185  11,042,846
*   Central European Media Enterprises, Ltd. Class A          1,600       4,384
#*  Charles & Colvard, Ltd.                                  12,152      26,370
*   Charter Communications, Inc. Class A                      5,215     706,789
    Cheesecake Factory, Inc. (The)                           40,174   1,803,411
    Cherokee, Inc.                                            2,045      28,364
#   Chico's FAS, Inc.                                       101,085   1,605,230
#   Children's Place Retail Stores, Inc. (The)               16,085     772,080
*   Chipotle Mexican Grill, Inc.                              5,000   2,492,500
#   Choice Hotels International, Inc.                        18,102     799,746
*   Christopher & Banks Corp.                                18,597     116,045
    Churchill Downs, Inc.                                    11,840   1,039,907
#   Cinemark Holdings, Inc.                                  67,507   1,999,557
*   Citi Trends, Inc.                                        10,014     170,138
    Clear Channel Outdoor Holdings, Inc. Class A             22,155     177,683
#   Coach, Inc.                                              15,500     692,075
*   Cobra Electronics Corp.                                   2,859       9,435
#   Collectors Universe, Inc.                                 4,045      94,977
    Columbia Sportswear Co.                                  22,014   1,892,764
    Comcast Corp. Class A                                   456,217  23,613,792
    Comcast Corp. Special Class A                           154,874   7,903,220
#*  Conn's, Inc.                                             23,510   1,039,847
#   Cooper Tire & Rubber Co.                                 43,496   1,093,924
    Core-Mark Holding Co., Inc.                               7,842     631,595
#*  Corinthian Colleges, Inc.                                51,768      59,533
    Cracker Barrel Old Country Store, Inc.                   16,648   1,577,232
*   Crocs, Inc.                                              61,812     935,216
#*  Crown Media Holdings, Inc. Class A                        2,100       7,518
    CSS Industries, Inc.                                        200       4,794
#   CST Brands, Inc.                                         23,406     763,738

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Consumer Discretionary -- (Continued)
       CTC Media, Inc.                                       104,371 $  904,897
       Culp, Inc.                                              7,429    134,093
*      Cumulus Media, Inc. Class A                            53,897    345,480
#      Dana Holding Corp.                                     94,093  1,991,949
#      Darden Restaurants, Inc.                               23,139  1,150,240
#*     Deckers Outdoor Corp.                                  24,392  1,925,748
#*     dELiA*s, Inc.                                           3,569      3,016
       Delphi Automotive P.L.C.                               15,362  1,026,796
*      Delta Apparel, Inc.                                     6,071     92,461
       Destination Maternity Corp.                             9,223    227,439
#*     Destination XL Group, Inc.                             35,319    190,723
       DeVry Education Group, Inc.                            40,839  1,838,980
*      DGSE Cos., Inc.                                         2,601      6,971
       Dick's Sporting Goods, Inc.                            14,942    786,846
       Dillard's, Inc. Class A                                39,857  3,903,196
       DineEquity, Inc.                                       13,201  1,000,768
*      DIRECTV                                                57,283  4,445,161
*      Discovery Communications, Inc. Class A                 21,350  1,620,465
*      Discovery Communications, Inc. Class B                  1,077     80,904
*      Discovery Communications, Inc. Class C                 22,783  1,597,772
*      DISH Network Corp. Class A                             13,800    784,668
*      Dixie Group, Inc. (The)                                 5,023     75,697
*      Dollar General Corp.                                   17,616    994,247
*      Dollar Tree, Inc.                                      30,600  1,593,342
       Domino's Pizza, Inc.                                   24,441  1,817,922
#*     Dorman Products, Inc.                                  22,606  1,300,975
*      Dover Downs Gaming & Entertainment, Inc.                8,312     12,052
#      DR Horton, Inc.                                       187,710  4,182,179
#*     DreamWorks Animation SKG, Inc. Class A                 53,577  1,287,455
       Drew Industries, Inc.                                  16,094    809,850
       DSW, Inc. Class A                                      33,114  1,105,676
#      Dunkin' Brands Group, Inc.                             25,284  1,150,675
#*     Education Management Corp.                             28,756    114,161
       Educational Development Corp.                           1,000      3,880
       Einstein Noah Restaurant Group, Inc.                   10,689    164,183
*      Emerson Radio Corp.                                    11,467     23,278
*      Emmis Communications Corp. Class A                      4,200     13,566
#*     Empire Resorts, Inc.                                      895      6,059
#*     Entercom Communications Corp. Class A                  14,466    156,233
*      Entertainment Gaming Asia, Inc.                           991        843
       Entravision Communications Corp. Class A               26,167    138,947
#      Escalade, Inc.                                          5,585     82,211
#      Ethan Allen Interiors, Inc.                            19,917    483,585
#*     Ever-Glory International Group, Inc.                      945      6,993
#*     EW Scripps Co. Class A                                 30,612    524,384
       Expedia, Inc.                                          11,934    847,195
*      Express, Inc.                                          30,887    450,024
(o)#*  FAB Universal Corp.                                    10,974     25,273
       Family Dollar Stores, Inc.                             13,459    790,716
*      Famous Dave's Of America, Inc.                          4,600    121,854
#*     Federal-Mogul Holdings Corp.                           56,680    976,030
*      Fiesta Restaurant Group, Inc.                          13,204    483,398

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Consumer Discretionary -- (Continued)
    Finish Line, Inc. (The) Class A                           35,607 $  980,261
    Flexsteel Industries, Inc.                                 1,903     65,311
    Foot Locker, Inc.                                        105,409  4,904,681
    Ford Motor Co.                                           327,501  5,289,141
*   Fossil Group, Inc.                                        12,354  1,317,554
    Fred's, Inc. Class A                                      23,700    431,814
    Frisch's Restaurants, Inc.                                 2,647     62,681
*   FTD Cos., Inc.                                            13,052    395,998
#*  Fuel Systems Solutions, Inc.                              13,533    141,826
*   Full House Resorts, Inc.                                   5,091     10,157
#*  G-III Apparel Group, Ltd.                                 14,776  1,060,474
*   Gaiam, Inc. Class A                                        9,924     73,239
#   GameStop Corp. Class A                                    87,958  3,490,173
*   Gaming Partners International Corp.                        3,430     28,984
    Gannett Co., Inc.                                        152,595  4,146,006
    Gap, Inc. (The)                                           94,475  3,712,867
#   Garmin, Ltd.                                              56,321  3,215,929
*   Geeknet, Inc.                                              3,343     49,476
    General Motors Co.                                       170,801  5,889,218
#*  Genesco, Inc.                                             16,655  1,271,942
    Gentex Corp.                                              74,326  2,130,926
*   Gentherm, Inc.                                            24,227    880,651
#   Genuine Parts Co.                                         30,256  2,635,903
    Goodyear Tire & Rubber Co. (The)                          45,600  1,149,120
#   Gordmans Stores, Inc.                                      4,712     21,157
    Graham Holdings Co. Class B                                4,575  3,070,877
*   Grand Canyon Education, Inc.                              21,184    913,454
#*  Gray Television, Inc.                                     36,725    413,156
*   Gray Television, Inc. Class A                              2,300     21,287
#   Group 1 Automotive, Inc.                                  17,276  1,246,118
#*  Groupon, Inc.                                             11,275     78,812
    Guess?, Inc.                                              51,018  1,372,894
    H&R Block, Inc.                                           25,100    713,342
*   Hallwood Group, Inc. (The)                                   242      2,967
    Hanesbrands, Inc.                                         17,637  1,447,821
    Harley-Davidson, Inc.                                     33,100  2,447,414
    Harman International Industries, Inc.                     19,815  2,171,922
    Harte-Hanks, Inc.                                         38,047    305,898
#   Hasbro, Inc.                                              10,470    578,572
    Haverty Furniture Cos., Inc.                              14,219    363,153
    Haverty Furniture Cos., Inc. Class A                         717     18,341
*   Helen of Troy, Ltd.                                       22,083  1,384,604
#*  hhgregg, Inc.                                             20,538    177,038
#*  Hibbett Sports, Inc.                                      13,947    751,046
    Hillenbrand, Inc.                                         44,731  1,359,822
#*  Hollywood Media Corp.                                      3,306      4,133
    Home Depot, Inc. (The)                                   110,670  8,799,372
    Hooker Furniture Corp.                                     6,263     86,743
#*  Hovnanian Enterprises, Inc. Class A                       14,667     65,415
    HSN, Inc.                                                 25,360  1,471,894
*   Hyatt Hotels Corp. Class A                                10,629    598,200
#*  Iconix Brand Group, Inc.                                  47,177  2,005,022

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Consumer Discretionary -- (Continued)
    International Game Technology                             67,629 $  848,744
    International Speedway Corp. Class A                      18,292    575,100
    Interpublic Group of Cos., Inc. (The)                    130,592  2,274,913
    Interval Leisure Group, Inc.                              37,962    978,281
#*  iRobot Corp.                                              20,396    683,266
*   Isle of Capri Casinos, Inc.                               16,560    112,608
#*  ITT Educational Services, Inc.                             3,700     99,900
*   Jack in the Box, Inc.                                     34,761  1,861,104
#   JAKKS Pacific, Inc.                                       11,057     96,859
*   Jarden Corp.                                              56,010  3,200,971
#*  JC Penney Co., Inc.                                       86,773    739,306
    John Wiley & Sons, Inc. Class A                           27,670  1,589,918
    John Wiley & Sons, Inc. Class B                            2,517    147,962
    Johnson Controls, Inc.                                   122,657  5,536,737
    Johnson Outdoors, Inc. Class A                             3,145     65,825
*   Jos A Bank Clothiers, Inc.                                18,600  1,200,630
*   Journal Communications, Inc. Class A                      30,219    242,356
#*  K12, Inc.                                                 20,425    483,664
*   Kate Spade & Co.                                          31,778  1,104,921
#   KB Home                                                   49,212    812,490
*   Kirkland's, Inc.                                          12,017    205,611
    Kohl's Corp.                                              54,942  3,010,272
*   Kona Grill, Inc.                                           4,914    115,233
    Koss Corp.                                                 2,055      9,494
#*  Krispy Kreme Doughnuts, Inc.                              41,725    731,857
    L Brands, Inc.                                            54,920  2,976,664
    La-Z-Boy, Inc.                                            38,537    933,752
*   Lakeland Industries, Inc.                                  2,263     16,067
*   Lamar Advertising Co. Class A                             32,452  1,620,004
#*  Lands' End, Inc.                                          10,001    276,528
    Las Vegas Sands Corp.                                     31,071  2,458,648
#*  LeapFrog Enterprises, Inc.                                37,280    255,368
    Lear Corp.                                                25,594  2,125,838
*   Learning Tree International, Inc.                          7,899     24,092
#   Leggett & Platt, Inc.                                     86,310  2,836,147
#   Lennar Corp. Class A                                      96,883  3,738,715
    Lennar Corp. Class B                                      14,859    483,215
*   Libbey, Inc.                                               9,302    248,084
*   Liberty Global P.L.C. Class A                             19,217    765,221
*   Liberty Global P.L.C. Class B                                121      4,834
*   Liberty Global P.L.C. Class C                             62,998  2,421,013
*   Liberty Interactive Corp. Class A                        226,805  6,590,953
*   Liberty Interactive Corp. Class B                          1,100     33,138
*   Liberty Media Corp. Class A                               59,392  7,703,736
*   Liberty Media Corp. Class B                                  581     72,884
*   Liberty Ventures Series A                                 42,474  2,465,191
*   Liberty Ventures Series B                                    110      6,555
#*  Life Time Fitness, Inc.                                   29,350  1,408,800
    Lifetime Brands, Inc.                                      6,949    132,726
*   LIN Media LLC Class A                                     19,894    466,116
#   Lincoln Educational Services Corp.                        11,973     48,850
#   Lions Gate Entertainment Corp.                             8,465    224,576

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
    Lithia Motors, Inc. Class A                              16,513 $ 1,226,586
*   Live Nation Entertainment, Inc.                         131,406   2,743,757
*   LKQ Corp.                                               117,166   3,411,874
*   Loral Space & Communications, Inc.                       12,243     881,374
    Lowe's Cos., Inc.                                       255,861  11,746,579
#*  Luby's, Inc.                                             15,643      84,785
#*  Lululemon Athletica, Inc.                                 5,900     270,987
#*  Lumber Liquidators Holdings, Inc.                        14,465   1,260,769
*   M/I Homes, Inc.                                          15,344     341,711
    Macy's, Inc.                                            138,411   7,948,944
*   Madison Square Garden Co. (The) Class A                  45,325   2,474,745
    Marcus Corp. (The)                                       12,065     201,847
    Marine Products Corp.                                    19,424     137,910
*   MarineMax, Inc.                                          16,534     265,536
#   Marriott International, Inc. Class A                     21,551   1,248,449
*   Marriott Vacations Worldwide Corp.                        4,633     252,406
*   Martha Stewart Living Omnimedia, Inc. Class A            22,939      89,691
    Mattel, Inc.                                             42,182   1,654,167
#   Matthews International Corp. Class A                     18,123     731,263
#*  Mattress Firm Holding Corp.                                 256      11,569
#*  McClatchy Co. (The) Class A                              37,927     207,840
    McDonald's Corp.                                         49,603   5,028,752
#   MDC Holdings, Inc.                                       33,631     928,216
#*  Media General, Inc. Class A                              10,569     161,917
    Men's Wearhouse, Inc. (The)                              33,995   1,610,683
    Meredith Corp.                                           23,856   1,051,334
*   Meritage Homes Corp.                                     25,113     968,860
*   MGM Resorts International                               212,611   5,364,176
*   Modine Manufacturing Co.                                 34,073     561,523
*   Mohawk Industries, Inc.                                  33,285   4,407,267
*   Monarch Casino & Resort, Inc.                            11,770     188,791
#   Monro Muffler Brake, Inc.                                17,643     995,065
#   Morningstar, Inc.                                         5,726     419,888
*   Motorcar Parts of America, Inc.                           7,897     216,694
    Movado Group, Inc.                                       13,455     528,512
*   MTR Gaming Group, Inc.                                   11,998      60,710
*   Multimedia Games Holding Co., Inc.                       18,101     528,549
*   Murphy USA, Inc.                                         28,279   1,201,857
    NACCO Industries, Inc. Class A                            4,440     237,940
*   Nathan's Famous, Inc.                                     2,894     142,616
#   National CineMedia, Inc.                                 28,104     426,900
*   Nautilus, Inc.                                           19,578     163,085
*   Netflix, Inc.                                             9,300   2,994,972
*   New York & Co., Inc.                                     46,014     192,799
#   New York Times Co. (The) Class A                        107,766   1,732,877
    Newell Rubbermaid, Inc.                                  73,006   2,198,211
*   News Corp. Class A                                      100,666   1,713,335
#*  News Corp. Class B                                       33,381     552,122
#   Nexstar Broadcasting Group, Inc. Class A                 10,952     436,437
    NIKE, Inc. Class B                                       38,660   2,820,247
*   Nobility Homes, Inc.                                      1,152      12,672
#   Nordstrom, Inc.                                          19,640   1,203,539

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Consumer Discretionary -- (Continued)
    Nutrisystem, Inc.                                         12,467 $  187,005
*   NVR, Inc.                                                  2,277  2,452,329
*   O'Reilly Automotive, Inc.                                 38,194  5,682,885
#*  Office Depot, Inc.                                       340,644  1,393,234
    Omnicom Group, Inc.                                       23,600  1,597,248
#*  Orbitz Worldwide, Inc.                                    39,493    290,274
*   Orient-Express Hotels, Ltd. Class A                       66,013    864,770
#*  Outerwall, Inc.                                           20,048  1,390,329
*   Overstock.com, Inc.                                        6,747    108,087
#   Oxford Industries, Inc.                                   15,249  1,006,586
#*  Pacific Sunwear of California, Inc.                       18,409     53,018
#*  Panera Bread Co. Class A                                   5,192    794,220
    Papa John's International, Inc.                           28,426  1,246,764
*   Penn National Gaming, Inc.                                55,512    619,514
    Penske Automotive Group, Inc.                             62,637  2,872,533
*   Pep Boys-Manny, Moe & Jack (The)                          35,528    363,096
*   Perfumania Holdings, Inc.                                  1,922     12,743
#*  Perry Ellis International, Inc.                           10,487    158,354
#   PetMed Express, Inc.                                      13,560    177,500
#   PetSmart, Inc.                                            15,192  1,028,195
#   Pier 1 Imports, Inc.                                      56,100  1,024,386
*   Pinnacle Entertainment, Inc.                              34,461    801,907
#   Polaris Industries, Inc.                                  10,800  1,450,764
#   Pool Corp.                                                23,478  1,385,672
*   Popeyes Louisiana Kitchen, Inc.                           10,282    391,744
*   Priceline Group, Inc. (The)                                3,200  3,704,800
    PulteGroup, Inc.                                         244,547  4,497,219
    PVH Corp.                                                 35,211  4,421,445
#*  Quiksilver, Inc.                                         116,388    747,211
#*  Radio One, Inc. Class D                                      841      3,801
#*  RadioShack Corp.                                           6,000      8,580
    Ralph Lauren Corp.                                         9,100  1,377,467
*   Reading International, Inc. Class A                        4,671     33,071
*   Red Lion Hotels Corp.                                     10,267     59,035
#*  Red Robin Gourmet Burgers, Inc.                           10,187    692,512
#   Regal Entertainment Group Class A                         35,714    671,423
    Regis Corp.                                               38,861    510,634
    Rent-A-Center, Inc.                                       40,650  1,187,387
#*  Rentrak Corp.                                              5,384    306,834
    RG Barry Corp.                                             7,961    145,527
*   Rick's Cabaret International, Inc.                         6,006     60,661
    Rocky Brands, Inc.                                         3,771     55,207
    Ross Stores, Inc.                                         25,604  1,743,120
    Royal Caribbean Cruises, Ltd.                             94,154  5,002,402
*   Ruby Tuesday, Inc.                                        41,572    320,520
    Ruth's Hospitality Group, Inc.                            35,543    447,486
#   Ryland Group, Inc. (The)                                  30,920  1,187,019
    Saga Communications, Inc. Class A                          1,505     66,672
#   Salem Communications Corp. Class A                         8,669     76,374
*   Sally Beauty Holdings, Inc.                               41,679  1,142,421
#   Scholastic Corp.                                           7,300    240,243
*   Scientific Games Corp. Class A                            58,483    700,626

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
    Scripps Networks Interactive, Inc. Class A                7,948 $   596,656
#*  Sears Holdings Corp.                                     33,250   1,456,682
*   Select Comfort Corp.                                     18,500     340,400
    Service Corp. International                             157,874   2,963,295
*   Shiloh Industries, Inc.                                  12,491     246,572
    Shoe Carnival, Inc.                                      14,310     326,840
#*  Shutterfly, Inc.                                         27,213   1,113,828
    Signet Jewelers, Ltd.                                    48,553   4,919,390
#   Sinclair Broadcast Group, Inc. Class A                   13,900     371,547
    Six Flags Entertainment Corp.                            41,784   1,677,210
*   Sizmek, Inc.                                             19,309     184,980
*   Skechers U.S.A., Inc. Class A                            27,202   1,115,010
*   Skullcandy, Inc.                                          1,852      14,260
*   Skyline Corp.                                             3,075      15,683
#*  Smith & Wesson Holding Corp.                              1,842      28,275
    Sonic Automotive, Inc. Class A                           30,575     744,196
*   Sonic Corp.                                              33,893     645,323
#   Sotheby's                                                37,090   1,560,005
    Spartan Motors, Inc.                                     22,035     117,006
    Speedway Motorsports, Inc.                               25,143     457,351
*   Sport Chalet, Inc. Class A                                  100         113
#   Stage Stores, Inc.                                       21,291     408,361
    Standard Motor Products, Inc.                            16,019     608,562
#*  Standard Pacific Corp.                                  132,350   1,057,477
*   Stanley Furniture Co., Inc.                               8,226      24,020
#   Staples, Inc.                                           157,657   1,970,712
    Starbucks Corp.                                          36,500   2,577,630
    Starwood Hotels & Resorts Worldwide, Inc.                14,600   1,119,090
*   Starz                                                    62,748   2,024,878
*   Starz Class B                                               581      18,772
#   Stein Mart, Inc.                                         31,495     393,688
*   Steiner Leisure, Ltd.                                     9,410     406,230
*   Steven Madden, Ltd.                                      35,357   1,259,063
*   Stoneridge, Inc.                                         20,270     216,686
    Strattec Security Corp.                                   1,297      86,653
*   Strayer Education, Inc.                                   1,182      50,389
#   Sturm Ruger & Co., Inc.                                  10,514     676,576
    Superior Industries International, Inc.                  17,116     361,832
    Superior Uniform Group, Inc.                              4,706      76,520
#*  Systemax, Inc.                                           21,834     377,510
*   Tandy Leather Factory, Inc.                               1,550      15,175
    Target Corp.                                             62,379   3,851,903
#*  Tempur Sealy International, Inc.                         12,304     617,415
*   Tenneco, Inc.                                            19,700   1,179,439
*   Tesla Motors, Inc.                                        7,691   1,598,882
    Texas Roadhouse, Inc.                                    49,665   1,228,712
#   Thor Industries, Inc.                                    36,536   2,223,946
    Tiffany & Co.                                            20,196   1,766,948
    Time Warner Cable, Inc.                                  88,298  12,490,635
    Time Warner, Inc.                                       218,287  14,507,354
    TJX Cos., Inc. (The)                                     44,080   2,564,574
*   Toll Brothers, Inc.                                      83,371   2,854,623

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Consumer Discretionary -- (Continued)
*   Tower International, Inc.                                4,228 $    117,581
    Town Sports International Holdings, Inc.                12,534       87,863
    Tractor Supply Co.                                      49,600    3,335,104
#   Trans World Entertainment Corp.                            900        2,943
*   Trinity Place Holdings, Inc.                               699        4,439
#*  TripAdvisor, Inc.                                        6,625      534,903
*   TRW Automotive Holdings Corp.                           54,943    4,414,670
#*  Tuesday Morning Corp.                                   18,100      253,038
    Tupperware Brands Corp.                                  8,681      737,104
    Twenty-First Century Fox, Inc. Class A                 262,906    8,418,250
    Twenty-First Century Fox, Inc. Class B                  61,450    1,924,614
*   Ulta Salon Cosmetics & Fragrance, Inc.                  22,200    1,947,162
#*  Under Armour, Inc. Class A                              25,200    1,232,028
*   Unifi, Inc.                                             12,128      268,514
*   Universal Electronics, Inc.                             10,185      380,410
    Universal Technical Institute, Inc.                     15,126      181,663
#*  UQM Technologies, Inc.                                     101          223
*   Urban Outfitters, Inc.                                  13,255      472,607
*   US Auto Parts Network, Inc.                             16,002       49,926
    Vail Resorts, Inc.                                      25,532    1,767,580
    Value Line, Inc.                                         1,300       18,954
#*  Valuevision Media, Inc. Class A                         33,806      158,212
    VF Corp.                                                66,160    4,041,714
    Viacom, Inc. Class A                                     2,201      187,019
    Viacom, Inc. Class B                                    50,371    4,280,528
*   Visteon Corp.                                           31,772    2,758,127
#*  Vitacost.com, Inc.                                       1,483        9,892
#*  Vitamin Shoppe, Inc.                                    18,094      866,341
*   VOXX International Corp.                                14,415      169,376
    Walt Disney Co. (The)                                  365,590   29,005,911
#   Weight Watchers International, Inc.                     12,265      242,847
*   Wells-Gardner Electronics Corp.                          2,033        3,476
#   Wendy's Co. (The)                                      271,152    2,253,273
*   West Marine, Inc.                                       14,715      157,451
#*  Wet Seal, Inc. (The) Class A                            61,826       69,863
    Weyco Group, Inc.                                        4,889      122,665
    Whirlpool Corp.                                         29,749    4,562,902
    Williams-Sonoma, Inc.                                   26,276    1,650,658
    Winmark Corp.                                            1,741      132,072
*   Winnebago Industries, Inc.                              18,259      436,390
#   Wolverine World Wide, Inc.                              50,426    1,416,971
#   World Wrestling Entertainment, Inc. Class A             17,946      349,947
    Wyndham Worldwide Corp.                                 81,926    5,844,601
    Wynn Resorts, Ltd.                                       6,767    1,379,724
    Yum! Brands, Inc.                                       27,571    2,122,691
*   Zagg, Inc.                                               1,116        4,855
*   Zale Corp.                                              20,547      439,500
#*  Zumiez, Inc.                                            21,576      527,533
                                                                   ------------
Total Consumer Discretionary                                        615,814,140
                                                                   ------------
Consumer Staples -- (5.5%)
    Alico, Inc.                                              4,131      144,255

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Staples -- (Continued)
*   Alliance One International, Inc.                         58,487 $   150,312
    Altria Group, Inc.                                      115,174   4,619,629
    Andersons, Inc. (The)                                    19,668   1,225,120
    Archer-Daniels-Midland Co.                              144,468   6,317,586
#   Avon Products, Inc.                                      22,472     343,372
    B&G Foods, Inc.                                          30,656   1,005,517
    Beam, Inc.                                               61,417   5,126,477
#*  Boston Beer Co., Inc. (The) Class A                       1,616     397,601
#*  Boulder Brands, Inc.                                     41,360     610,474
*   Bridgford Foods Corp.                                     2,509      24,852
    Brown-Forman Corp. Class A                                5,843     520,787
    Brown-Forman Corp. Class B                                7,762     696,407
    Bunge, Ltd.                                              66,121   5,266,538
    Cal-Maine Foods, Inc.                                    14,046     837,563
#   Calavo Growers, Inc.                                     10,534     327,502
#   Campbell Soup Co.                                        30,248   1,375,981
#   Casey's General Stores, Inc.                             26,817   1,841,255
    CCA Industries, Inc.                                      3,031       9,184
*   Central Garden and Pet Co.                               10,091      82,040
*   Central Garden and Pet Co. Class A                       23,515     194,469
#*  Chefs' Warehouse, Inc. (The)                                868      17,438
*   Chiquita Brands International, Inc.                      30,377     348,728
    Church & Dwight Co., Inc.                                39,888   2,752,671
#   Clorox Co. (The)                                          7,339     665,647
#   Coca-Cola Bottling Co. Consolidated                       4,842     398,158
    Coca-Cola Co. (The)                                     268,707  10,960,559
    Coca-Cola Enterprises, Inc.                             127,494   5,793,327
    Colgate-Palmolive Co.                                    44,670   3,006,291
    ConAgra Foods, Inc.                                     122,978   3,752,059
*   Constellation Brands, Inc. Class A                       80,514   6,428,238
#*  Constellation Brands, Inc. Class B                        1,902     150,087
    Costco Wholesale Corp.                                   41,646   4,817,609
#*  Craft Brew Alliance, Inc.                                 9,963     149,146
#*  Crimson Wine Group, Ltd.                                  9,858      87,638
    CVS Caremark Corp.                                      278,252  20,234,485
*   Darling International, Inc.                              83,386   1,668,554
#   Dean Foods Co.                                           68,067   1,078,181
#*  Diamond Foods, Inc.                                      11,403     348,590
    Dr Pepper Snapple Group, Inc.                            96,332   5,338,719
*   Elizabeth Arden, Inc.                                    19,875     730,207
    Energizer Holdings, Inc.                                 19,800   2,211,462
    Estee Lauder Cos., Inc. (The) Class A                    17,200   1,248,204
*   Farmer Bros. Co.                                         10,619     209,300
    Flowers Foods, Inc.                                      72,622   1,490,203
#   Fresh Del Monte Produce, Inc.                            39,237   1,133,557
#*  Fresh Market, Inc. (The)                                    789      29,272
    General Mills, Inc.                                      33,801   1,792,129
    Golden Enterprises, Inc.                                  1,623       7,141
    Griffin Land & Nurseries, Inc.                            2,369      69,175
#*  Hain Celestial Group, Inc. (The)                         28,000   2,408,560
#*  Harbinger Group, Inc.                                       907      10,576
#   Herbalife, Ltd.                                          14,046     842,479

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Staples -- (Continued)
    Hershey Co. (The)                                         7,117 $   684,940
    Hillshire Brands Co. (The)                               15,325     546,336
    Hormel Foods Corp.                                       49,862   2,377,919
    Ingles Markets, Inc. Class A                              8,911     204,864
    Ingredion, Inc.                                          45,478   3,203,925
    Inter Parfums, Inc.                                      21,664     792,686
*   Inventure Foods, Inc.                                     4,836      58,129
    J&J Snack Foods Corp.                                    13,087   1,224,943
    JM Smucker Co. (The)                                     42,558   4,114,507
#   John B. Sanfilippo & Son, Inc.                            4,172      96,165
    Kellogg Co.                                              12,976     867,186
#   Keurig Green Mountain, Inc.                              35,660   3,340,629
    Kimberly-Clark Corp.                                     21,104   2,368,924
    Kraft Foods Group, Inc.                                 101,669   5,780,899
    Kroger Co. (The)                                         47,596   2,191,320
    Lancaster Colony Corp.                                   16,564   1,571,592
    Lifeway Foods, Inc.                                       2,867      43,034
#   Limoneira Co.                                               124       2,848
    Lorillard, Inc.                                          21,186   1,258,872
*   Mannatech, Inc.                                             895      14,562
#   McCormick & Co., Inc.(579780107)                          1,238      88,344
#   McCormick & Co., Inc.(579780206)                         10,400     740,480
    Mead Johnson Nutrition Co.                               15,100   1,332,726
#*  Medifast, Inc.                                            9,748     308,524
#   MGP Ingredients, Inc.                                     8,250      48,180
    Molson Coors Brewing Co. Class A                            266      15,933
    Molson Coors Brewing Co. Class B                         68,183   4,088,934
    Mondelez International, Inc. Class A                    366,471  13,064,691
*   Monster Beverage Corp.                                   19,500   1,305,720
*   National Beverage Corp.                                  22,526     434,301
#*  Natural Alternatives International, Inc.                  2,465      14,050
    Nu Skin Enterprises, Inc. Class A                        24,814   2,158,818
*   Nutraceutical International Corp.                         6,531     162,753
#   Oil-Dri Corp. of America                                  3,793     127,103
*   Omega Protein Corp.                                      13,112     148,952
#   Orchids Paper Products Co.                                3,015      81,013
*   Pantry, Inc. (The)                                       14,731     221,554
    PepsiCo, Inc.                                           132,927  11,417,100
    Philip Morris International, Inc.                        76,123   6,503,188
*   Pilgrim's Pride Corp.                                    77,033   1,683,941
*   Post Holdings, Inc.                                      22,850   1,194,141
#   Pricesmart, Inc.                                         15,543   1,492,750
    Procter & Gamble Co. (The)                              274,994  22,700,755
    Reliv International, Inc.                                 2,118       4,681
*   Revlon, Inc. Class A                                     18,061     544,359
    Reynolds American, Inc.                                  39,700   2,240,271
*   Rite Aid Corp.                                          267,434   1,952,268
    Rocky Mountain Chocolate Factory, Inc.                    4,490      53,655
    Safeway, Inc.                                            95,306   3,246,122
#   Sanderson Farms, Inc.                                    26,985   2,220,056
*   Seaboard Corp.                                              346     843,548
*   Seneca Foods Corp. Class A                                5,987     170,031

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Consumer Staples -- (Continued)
*   Seneca Foods Corp. Class B                                 283 $      8,643
#   Snyder's-Lance, Inc.                                    47,219    1,254,137
    Spartan Stores, Inc.                                    23,083      497,208
    Spectrum Brands Holdings, Inc.                          34,470    2,648,330
#*  Susser Holdings Corp.                                   15,292    1,183,295
    Sysco Corp.                                             16,189      589,765
#   Tootsie Roll Industries, Inc.                           25,629      722,481
*   TreeHouse Foods, Inc.                                   26,148    1,956,916
    Tyson Foods, Inc. Class A                              120,728    5,066,954
*   United Natural Foods, Inc.                              28,272    1,951,616
    United-Guardian, Inc.                                    1,431       44,361
#   Universal Corp.                                         14,346      782,861
#*  USANA Health Sciences, Inc.                              9,882      670,592
#   Vector Group, Ltd.                                      34,299      730,569
    Village Super Market, Inc. Class A                       4,498      108,807
    Wal-Mart Stores, Inc.                                  291,496   23,235,146
    Walgreen Co.                                           131,162    8,905,900
    WD-40 Co.                                                8,814      642,012
#   Weis Markets, Inc.                                      17,134      789,706
*   WhiteWave Foods Co. (The) Class A                       61,832    1,712,128
    Whole Foods Market, Inc.                                43,218    2,147,935
                                                                   ------------
Total Consumer Staples                                              278,297,895
                                                                   ------------
Energy -- (11.2%)
    Adams Resources & Energy, Inc.                           2,611      188,149
    Alon USA Energy, Inc.                                   36,806      599,570
#*  Alpha Natural Resources, Inc.                          153,464      659,895
#*  Amyris, Inc.                                             2,900       10,208
    Anadarko Petroleum Corp.                               112,874   11,176,784
    Apache Corp.                                            82,445    7,156,226
#*  Approach Resources, Inc.                                20,858      432,804
*   Atwood Oceanics, Inc.                                   44,773    2,218,950
    Baker Hughes, Inc.                                      81,010    5,662,599
*   Barnwell Industries, Inc.                                1,657        5,095
#*  Basic Energy Services, Inc.                             29,515      779,786
*   Bill Barrett Corp.                                      30,125      713,360
    Bolt Technology Corp.                                    4,747       80,129
*   Bonanza Creek Energy, Inc.                              29,199    1,419,655
#*  BPZ Resources, Inc.                                     78,116      210,913
    Bristow Group, Inc.                                     24,557    1,885,978
#*  C&J Energy Services, Inc.                               36,581    1,099,625
    Cabot Oil & Gas Corp.                                  111,368    4,374,535
#*  Cal Dive International, Inc.                            43,515       64,402
*   Callon Petroleum Co.                                    27,570      253,093
*   Cameron International Corp.                             44,509    2,891,305
#   CARBO Ceramics, Inc.                                    13,710    1,918,166
#*  Carrizo Oil & Gas, Inc.                                 44,748    2,462,035
*   Cheniere Energy, Inc.                                   39,587    2,234,686
    Chesapeake Energy Corp.                                274,586    7,894,348
    Chevron Corp.                                          458,235   57,517,657
    Cimarex Energy Co.                                      33,911    4,039,478
*   Clayton Williams Energy, Inc.                            8,913    1,287,750

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Energy -- (Continued)
#*  Clean Energy Fuels Corp.                                50,500 $    446,925
*   Cloud Peak Energy, Inc.                                 39,628      780,275
*   Cobalt International Energy, Inc.                       17,922      322,596
#   Comstock Resources, Inc.                                33,622      934,692
*   Concho Resources, Inc.                                  24,523    3,199,025
    ConocoPhillips                                         284,294   21,125,887
    CONSOL Energy, Inc.                                     55,660    2,477,427
*   Contango Oil & Gas Co.                                  12,181      585,175
#*  Continental Resources, Inc.                              3,452      478,171
    Dawson Geophysical Co.                                   5,593      158,058
    Delek US Holdings, Inc.                                 38,444    1,229,824
#   Denbury Resources, Inc.                                159,029    2,674,868
    Devon Energy Corp.                                      79,797    5,585,790
#   Diamond Offshore Drilling, Inc.                         33,271    1,816,929
*   Dresser-Rand Group, Inc.                                34,300    2,073,092
*   Dril-Quip, Inc.                                         20,370    2,304,254
#*  Emerald Oil, Inc.                                       39,542      279,562
#*  Endeavour International Corp.                           20,038       68,931
    Energen Corp.                                           19,342    1,506,935
#   Energy XXI Bermuda, Ltd.                                53,534    1,281,069
*   ENGlobal Corp.                                          14,858       31,796
    EnLink Midstream LLC                                    35,510    1,254,568
    EOG Resources, Inc.                                    128,684   12,611,032
*   EPL Oil & Gas, Inc.                                     27,531    1,077,563
    EQT Corp.                                               15,391    1,677,465
*   Era Group, Inc.                                         14,448      412,490
*   Escalera Resources Co.                                   5,667       15,471
    Evolution Petroleum Corp.                               11,348      133,906
    Exterran Holdings, Inc.                                 44,829    1,928,544
    Exxon Mobil Corp.                                    1,219,337  124,872,302
#*  FieldPoint Petroleum Corp.                               3,800       20,976
*   FMC Technologies, Inc.                                  19,828    1,124,248
#*  Forbes Energy Services, Ltd.                               815        3,374
#*  Forest Oil Corp.                                         3,010        5,599
*   Gastar Exploration, Inc.                                65,052      431,295
#*  Geospace Technologies Corp.                              8,531      495,907
#*  Goodrich Petroleum Corp.                                 5,238      131,736
    Green Plains Renewable Energy, Inc.                     20,071      600,123
*   Gulf Coast Ultra Deep Royalty Trust                    101,362      298,004
    Gulf Island Fabrication, Inc.                            9,119      182,927
    Gulfmark Offshore, Inc. Class A                         19,556      880,216
*   Gulfport Energy Corp.                                   36,497    2,688,734
#*  Halcon Resources Corp.                                  78,022      430,681
    Halliburton Co.                                         68,975    4,350,253
#*  Harvest Natural Resources, Inc.                         26,317      118,690
*   Helix Energy Solutions Group, Inc.                      73,451    1,765,762
    Helmerich & Payne, Inc.                                 47,022    5,108,940
#*  Hercules Offshore, Inc.                                103,682      463,459
    Hess Corp.                                              67,481    6,016,606
*   HKN, Inc.                                                  132        8,251
    HollyFrontier Corp.                                    105,180    5,531,416
#*  Hornbeck Offshore Services, Inc.                        24,379    1,010,022

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
*   ION Geophysical Corp.                                   104,411 $   459,408
*   Key Energy Services, Inc.                               108,235   1,086,679
    Kinder Morgan, Inc.                                      96,514   3,152,147
    Knightsbridge Tankers, Ltd.                              16,860     201,477
*   Kodiak Oil & Gas Corp.                                  180,759   2,297,447
*   Kosmos Energy, Ltd.                                       1,798      19,634
#*  Laredo Petroleum, Inc.                                   39,938   1,167,388
#   LinnCo LLC                                               52,412   1,444,475
#*  Magnum Hunter Resources Corp.                            95,201     809,209
    Marathon Oil Corp.                                      155,086   5,606,359
    Marathon Petroleum Corp.                                 86,438   8,034,412
#*  Matador Resources Co.                                    42,265   1,213,851
*   Matrix Service Co.                                       18,951     586,913
#*  McDermott International, Inc.                           137,613     994,942
*   Mitcham Industries, Inc.                                  7,579     104,590
    Murphy Oil Corp.                                         85,117   5,398,971
    Nabors Industries, Ltd.                                 208,158   5,312,192
    National Oilwell Varco, Inc.                             88,107   6,919,043
*   Natural Gas Services Group, Inc.                          8,446     259,208
*   Newfield Exploration Co.                                 94,626   3,203,090
#*  Newpark Resources, Inc.                                  62,100     747,684
    Noble Corp. P.L.C.                                      108,224   3,334,381
    Noble Energy, Inc.                                       82,164   5,897,732
#*  Northern Oil and Gas, Inc.                               39,922     615,997
#*  Nuverra Environmental Solutions, Inc.                     7,871     133,886
#*  Oasis Petroleum, Inc.                                    45,453   2,114,019
    Occidental Petroleum Corp.                              187,825  17,984,244
    Oceaneering International, Inc.                          21,250   1,557,200
*   Oil States International, Inc.                           34,806   3,381,055
    ONEOK, Inc.                                              87,909   5,557,607
    Panhandle Oil and Gas, Inc. Class A                       4,637     203,332
*   Parker Drilling Co.                                      87,446     579,767
    Patterson-UTI Energy, Inc.                              100,324   3,263,540
*   PDC Energy, Inc.                                         25,330   1,612,761
    Peabody Energy Corp.                                    160,145   3,044,356
#*  Penn Virginia Corp.                                      47,141     784,426
*   PetroQuest Energy, Inc.                                  41,742     251,287
*   PHI, Inc. Non-Voting                                      8,107     363,194
*   PHI, Inc. Voting                                            212       8,968
    Phillips 66                                             135,617  11,286,047
*   Pioneer Energy Services Corp.                            39,527     591,719
    Pioneer Natural Resources Co.                            26,405   5,103,294
#*  PostRock Energy Corp.                                       450         617
*   Pyramid Oil Co.                                           1,933       9,974
    QEP Resources, Inc.                                     109,267   3,353,404
    Range Resources Corp.                                    37,207   3,365,373
*   Renewable Energy Group, Inc.                              9,671     113,828
#*  Rentech, Inc.                                            89,229     189,166
*   REX American Resources Corp.                              7,200     470,592
*   Rex Energy Corp.                                         38,835     817,865
*   RigNet, Inc.                                              1,465      68,503
*   Rosetta Resources, Inc.                                  41,439   1,961,722

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Energy -- (Continued)
*   Rowan Cos. P.L.C. Class A                               87,137 $  2,694,276
    RPC, Inc.                                              108,670    2,415,734
#*  SandRidge Energy, Inc.                                 341,369    2,341,791
    Schlumberger, Ltd.                                     133,494   13,556,316
    Scorpio Tankers, Inc.                                   45,878      413,361
#*  SEACOR Holdings, Inc.                                   14,520    1,210,823
#   SemGroup Corp. Class A                                  29,805    1,903,943
#   Ship Finance International, Ltd.                        56,229      991,317
    SM Energy Co.                                           43,721    3,241,038
*   Southwestern Energy Co.                                115,241    5,517,739
    Spectra Energy Corp.                                    36,389    1,445,007
*   Steel Excel, Inc.                                        7,165      232,146
*   Stone Energy Corp.                                      35,542    1,743,335
    Superior Energy Services, Inc.                         109,061    3,590,288
#*  Swift Energy Co.                                        24,055      296,598
#*  Synergy Resources Corp.                                 51,880      603,883
#*  Synthesis Energy Systems, Inc.                          19,454       33,655
    Targa Resources Corp.                                    7,427      802,042
    Teekay Corp.                                            49,426    2,773,293
*   Tesco Corp.                                             26,906      538,120
    Tesoro Corp.                                            90,159    5,075,050
*   TETRA Technologies, Inc.                                55,838      697,975
*   TGC Industries, Inc.                                    12,632       63,918
    Tidewater, Inc.                                         34,055    1,734,421
#   Transocean, Ltd.                                        66,136    2,848,478
#*  Triangle Petroleum Corp.                                59,482      572,217
#*  Ultra Petroleum Corp.                                   49,504    1,475,219
*   Unit Corp.                                              33,742    2,225,285
#*  Uranium Energy Corp.                                     8,045        8,608
*   Vaalco Energy, Inc.                                     38,361      353,688
    Valero Energy Corp.                                    171,420    9,800,081
#   W&T Offshore, Inc.                                      52,972    1,017,062
*   Warren Resources, Inc.                                  44,824      227,258
*   Weatherford International, Ltd.                        339,927    7,138,467
#   Western Refining, Inc.                                  59,077    2,569,850
*   Westmoreland Coal Co.                                    3,531      104,553
*   Whiting Petroleum Corp.                                 52,127    3,842,802
*   Willbros Group, Inc.                                    34,559      383,951
    Williams Cos., Inc. (The)                               44,890    1,893,011
#   World Fuel Services Corp.                               46,510    2,118,065
*   WPX Energy, Inc.                                       138,785    2,953,345
*   Zion Oil & Gas, Inc.                                     4,888       10,900
                                                                   ------------
Total Energy                                                        564,746,906
                                                                   ------------
Financials -- (17.0%)
    1st Source Corp.                                        16,813      495,815
    1st United Bancorp, Inc.                                14,998      109,785
    Access National Corp.                                    2,539       37,450
    ACE, Ltd.                                               64,934    6,644,047
*   Affiliated Managers Group, Inc.                         17,375    3,443,725
    Aflac, Inc.                                            106,570    6,684,070
#   Alexander & Baldwin, Inc.                               29,277    1,092,325

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
*     Alleghany Corp.                                         7,307 $ 2,981,110
      Alliance Bancorp, Inc. of Pennsylvania                    600       9,363
      Allied World Assurance Co. Holdings AG                 24,893   2,680,727
      Allstate Corp. (The)                                  109,667   6,245,536
*     Altisource Asset Management Corp.                         743     726,840
#*    Altisource Portfolio Solutions SA                       7,433     770,876
*     American Capital, Ltd.                                216,897   3,251,286
#     American Equity Investment Life Holding Co.            52,033   1,213,410
      American Express Co.                                  101,212   8,848,965
      American Financial Group, Inc.                         68,646   4,010,986
*     American Independence Corp.                                75         820
      American International Group, Inc.                    316,145  16,796,784
#     American National Bankshares, Inc.                      3,215      68,512
      American National Insurance Co.                        10,370   1,165,692
*     American River Bankshares                               2,071      19,799
(o)*  American Spectrum Realty, Inc.                            450         756
      Ameriprise Financial, Inc.                             66,082   7,376,734
*     Ameris Bancorp                                         15,044     319,986
      AMERISAFE, Inc.                                        12,589     536,921
#     AmeriServ Financial, Inc.                               3,367      11,717
#     Amtrust Financial Services, Inc.                       51,416   1,988,257
      Aon P.L.C.                                             47,566   4,037,402
*     Arch Capital Group, Ltd.                               57,133   3,274,864
      Argo Group International Holdings, Ltd.                21,992     976,885
#     Arrow Financial Corp.                                   7,916     198,137
      Arthur J Gallagher & Co.                               38,758   1,744,885
      Aspen Insurance Holdings, Ltd.                         46,525   2,129,914
      Associated Banc-Corp                                  114,546   2,010,282
      Assurant, Inc.                                         58,099   3,916,454
      Assured Guaranty, Ltd.                                130,351   3,116,692
*     Asta Funding, Inc.                                      7,725      63,113
      Astoria Financial Corp.                                70,950     940,797
#*    Atlantic Coast Financial Corp.                            386       1,660
#*    Atlanticus Holdings Corp.                              12,895      31,335
      Auburn National Bancorp., Inc.                            757      18,028
#*    AV Homes, Inc.                                          6,192     106,069
      Axis Capital Holdings, Ltd.                            65,306   2,987,749
      Baldwin & Lyons, Inc. Class A                             298       7,042
      Baldwin & Lyons, Inc. Class B                           6,095     158,531
      Banc of California, Inc.                                7,068      88,845
      Bancfirst Corp.                                        10,199     593,684
*     Bancorp, Inc.                                          25,866     409,200
#     BancorpSouth, Inc.                                     67,104   1,567,549
      Bank Mutual Corp.                                      29,001     174,586
      Bank of America Corp.                               2,305,089  34,899,047
      Bank of Commerce Holdings                               4,204      26,695
      Bank of Hawaii Corp.                                   31,455   1,735,372
      Bank of Kentucky Financial Corp.                        1,229      42,413
      Bank of New York Mellon Corp. (The)                   244,851   8,293,103
      Bank of the Ozarks, Inc.                               24,984   1,496,542
      BankFinancial Corp.                                    11,704     115,167
      BankUnited, Inc.                                       70,311   2,319,560

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    Banner Corp.                                             13,951 $   551,623
#   Bar Harbor Bankshares                                     1,738      65,314
    BB&T Corp.                                              151,028   5,637,875
    BBCN Bancorp, Inc.                                       55,838     860,464
#*  BBX Capital Corp. Class A                                 3,756      70,350
    BCB Bancorp, Inc.                                         2,691      35,790
*   Beneficial Mutual Bancorp, Inc.                          49,649     647,423
*   Berkshire Hathaway, Inc. Class B                        103,179  13,294,614
    Berkshire Hills Bancorp, Inc.                            15,885     372,186
    BGC Partners, Inc. Class A                              174,769   1,253,094
    BlackRock, Inc.                                          30,175   9,082,675
*   BofI Holding, Inc.                                        9,544     769,342
#   BOK Financial Corp.                                      41,136   2,691,117
    Boston Private Financial Holdings, Inc.                  54,787     685,385
    Bridge Bancorp, Inc.                                      1,438      34,972
#*  Bridge Capital Holdings                                   1,976      44,262
    Brookline Bancorp, Inc.                                  50,470     458,268
    Brown & Brown, Inc.                                     103,387   3,078,865
    Bryn Mawr Bank Corp.                                      8,610     234,881
    C&F Financial Corp.                                         353      11,031
    Calamos Asset Management, Inc. Class A                   13,731     167,244
#   California First National Bancorp                         1,859      27,569
#   Camden National Corp.                                     5,283     201,652
    Cape Bancorp, Inc.                                        1,253      13,344
*   Capital Bank Financial Corp. Class A                      1,021      24,351
#   Capital City Bank Group, Inc.                             9,989     138,847
    Capital One Financial Corp.                             121,877   9,006,710
    Capital Southwest Corp.                                   7,820     274,482
    Capitol Federal Financial, Inc.                         105,789   1,273,700
#   Cardinal Financial Corp.                                 21,461     360,545
*   Carolina Bank Holdings, Inc.                                900       8,658
#   Cash America International, Inc.                         19,401     844,914
    Cathay General Bancorp                                   55,792   1,316,691
    CBOE Holdings, Inc.                                      12,974     692,293
*   CBRE Group, Inc. Class A                                 23,879     636,137
    Center Bancorp, Inc.                                     10,030     185,655
    Centerstate Banks, Inc.                                  17,638     193,489
    Central Pacific Financial Corp.                          10,528     197,611
    Century Bancorp, Inc. Class A                             1,308      43,818
    Charles Schwab Corp. (The)                               80,456   2,136,107
    Chemical Financial Corp.                                 19,431     545,428
    Chicopee Bancorp, Inc.                                    3,900      67,587
    Chubb Corp. (The)                                        62,621   5,766,142
    Cincinnati Financial Corp.                               70,627   3,442,360
    CIT Group, Inc.                                          87,478   3,765,928
    Citigroup, Inc.                                         694,510  33,273,974
    Citizens Community Bancorp, Inc.                          1,100       8,833
    Citizens Holding Co.                                        200       3,754
#*  Citizens, Inc.                                           30,883     202,901
#   City Holding Co.                                         10,680     459,133
#   City National Corp.                                      37,948   2,753,886
    CKX Lands, Inc.                                              39         596

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Financials -- (Continued)
    Clifton Bancorp, Inc.                                     14,809 $  171,636
    CME Group, Inc.                                           68,158  4,797,642
    CNA Financial Corp.                                       79,123  3,240,087
    CNB Financial Corp.                                        5,633     93,057
    CNO Financial Group, Inc.                                150,916  2,603,301
    CoBiz Financial, Inc.                                     26,544    266,502
    Codorus Valley Bancorp, Inc.                                 539     11,508
#   Cohen & Steers, Inc.                                       9,219    373,462
#*  Colonial Financial Services, Inc.                            721      8,407
*   Colony Bankcorp, Inc.                                        327      2,018
    Columbia Banking System, Inc.                             34,354    852,666
    Comerica, Inc.                                            87,157  4,204,454
    Commerce Bancshares, Inc.                                 67,454  2,932,900
    Commercial National Financial Corp.                          923     19,198
#   Community Bank System, Inc.                               27,380  1,018,262
*   Community Bankers Trust Corp.                                700      2,884
    Community Trust Bancorp, Inc.                             10,746    396,205
#   Consolidated-Tomoka Land Co.                               2,770    109,498
*   Consumer Portfolio Services, Inc.                          8,379     58,485
*   Cowen Group, Inc. Class A                                 83,302    342,371
    Crawford & Co. Class A                                    15,180    146,487
#   Crawford & Co. Class B                                    16,901    193,009
*   Credit Acceptance Corp.                                   11,921  1,567,850
#   Cullen/Frost Bankers, Inc.                                42,390  3,239,020
#   CVB Financial Corp.                                       71,868  1,039,211
#*  DFC Global Corp.                                          27,468    256,002
#   Diamond Hill Investment Group, Inc.                        1,238    146,975
    Dime Community Bancshares, Inc.                           26,276    428,299
    Discover Financial Services                              122,509  6,848,253
    Donegal Group, Inc. Class A                               13,439    198,360
    Donegal Group, Inc. Class B                                1,947     42,016
*   E*TRADE Financial Corp.                                  202,767  4,552,119
    East West Bancorp, Inc.                                   98,614  3,403,169
*   Eastern Virginia Bankshares, Inc.                            889      6,001
    Eaton Vance Corp.                                         15,711    566,696
#*  eHealth, Inc.                                             13,257    555,336
    EMC Insurance Group, Inc.                                  7,870    259,631
    Employers Holdings, Inc.                                  25,610    521,163
#*  Encore Capital Group, Inc.                                18,113    782,844
    Endurance Specialty Holdings, Ltd.                        38,019  1,932,126
#*  Enstar Group, Ltd.                                         9,740  1,257,434
#   Enterprise Bancorp, Inc.                                   3,460     63,180
    Enterprise Financial Services Corp.                       10,250    183,167
    Erie Indemnity Co. Class A                                18,638  1,335,413
#   ESB Financial Corp.                                        7,462     94,170
    ESSA Bancorp, Inc.                                         9,762    101,427
    Evans Bancorp, Inc.                                          807     18,218
    Evercore Partners, Inc. Class A                           22,315  1,192,290
    Everest Re Group, Ltd.                                    24,621  3,890,857
*   Ezcorp, Inc. Class A                                      34,570    360,565
#*  Farmers Capital Bank Corp.                                 1,450     30,290
    FBL Financial Group, Inc. Class A                         19,223    859,460

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Financials -- (Continued)
    Federal Agricultural Mortgage Corp. Class A                  635 $   17,478
    Federal Agricultural Mortgage Corp. Class C                6,100    217,038
#   Federated Investors, Inc. Class B                         23,589    673,230
    Federated National Holding Co.                             5,775    112,208
#   Fidelity National Financial, Inc. Class A                140,300  4,514,854
    Fidelity Southern Corp.                                    4,488     59,286
    Fifth Third Bancorp                                      332,750  6,857,977
    Financial Institutions, Inc.                               9,000    208,350
*   First Acceptance Corp.                                    16,289     38,931
#   First American Financial Corp.                            70,958  1,887,483
    First Bancorp                                             10,815    186,126
#   First Bancorp, Inc.                                        3,162     50,371
*   First BanCorp.                                            20,335    104,522
    First Busey Corp.                                         58,980    324,390
    First Business Financial Services, Inc.                    1,140     51,539
*   First Cash Financial Services, Inc.                       17,272    842,355
    First Citizens BancShares, Inc. Class A                    5,557  1,249,714
    First Commonwealth Financial Corp.                        68,072    584,738
    First Community Bancshares, Inc.                          11,710    173,425
    First Defiance Financial Corp.                             5,122    138,396
*   First Federal Bancshares of Arkansas, Inc.                    99        878
    First Financial Bancorp                                   40,700    658,933
#   First Financial Bankshares, Inc.                          21,113  1,246,723
    First Financial Corp.                                      8,496    271,957
    First Financial Holdings, Inc.                            17,231    990,266
#   First Financial Northwest, Inc.                           11,880    121,176
#*  First Financial Service Corp.                                100        365
    First Horizon National Corp.                             173,396  1,992,320
    First Interstate Bancsystem, Inc.                         12,882    320,633
#*  First Marblehead Corp. (The)                               1,551      8,158
    First Merchants Corp.                                     22,683    481,333
    First Midwest Bancorp, Inc.                               53,122    869,607
    First Niagara Financial Group, Inc.                      244,219  2,178,433
    First Republic Bank                                       24,111  1,223,874
    First South Bancorp, Inc.                                  4,040     32,441
*   First United Corp.                                         1,100      9,086
    Firstbank Corp.                                            1,136     20,028
    FirstMerit Corp.                                         115,522  2,239,972
*   Flagstar Bancorp, Inc.                                    23,065    405,944
    Flushing Financial Corp.                                  20,605    396,028
    FNB Corp.                                                110,464  1,374,172
*   Forest City Enterprises, Inc. Class A                    124,481  2,353,936
*   Forest City Enterprises, Inc. Class B                      4,120     77,868
*   Forestar Group, Inc.                                      24,044    409,950
#*  Fortegra Financial Corp.                                     203      1,466
    Fox Chase Bancorp, Inc.                                   11,004    183,547
*   Franklin Financial Corp.                                   1,410     28,144
    Franklin Resources, Inc.                                  41,760  2,186,136
    Fulton Financial Corp.                                   139,475  1,700,200
#   FXCM, Inc. Class A                                        16,357    253,206
#   Gain Capital Holdings, Inc.                               18,826    190,143
#   GAMCO Investors, Inc. Class A                              4,294    326,043

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
*   Genworth Financial, Inc. Class A                        223,449 $ 3,988,565
#   German American Bancorp, Inc.                             7,495     195,170
    GFI Group, Inc.                                          76,676     285,235
#   Glacier Bancorp, Inc.                                    50,378   1,292,699
*   Global Indemnity P.L.C.                                  10,235     274,298
    Goldman Sachs Group, Inc. (The)                          96,775  15,466,580
    Great Southern Bancorp, Inc.                              8,114     232,628
*   Green Dot Corp. Class A                                  22,814     396,279
#   Greenhill & Co., Inc.                                     9,862     494,579
*   Greenlight Capital Re, Ltd. Class A                      21,352     679,634
    Guaranty Bancorp                                          1,008      12,691
#*  Hallmark Financial Services, Inc.                        10,784      90,586
    Hampden Bancorp, Inc.                                     1,565      25,431
    Hancock Holding Co.                                      57,308   1,932,999
    Hanmi Financial Corp.                                    22,958     488,317
    Hanover Insurance Group, Inc. (The)                      30,986   1,811,132
    Harleysville Savings Financial Corp.                      1,326      22,409
*   Harris & Harris Group, Inc.                              17,939      64,401
    Hartford Financial Services Group, Inc. (The)           207,987   7,460,494
    Hawthorn Bancshares, Inc.                                   241       3,196
    HCC Insurance Holdings, Inc.                             70,243   3,226,963
#   HCI Group, Inc.                                           8,272     319,961
    Heartland Financial USA, Inc.                            10,486     254,810
    Heritage Commerce Corp.                                  14,694     119,315
#   Heritage Financial Corp.                                  8,900     143,824
    Heritage Financial Group, Inc.                              782      15,053
    HF Financial Corp.                                          761      10,426
    HFF, Inc. Class A                                        22,355     760,070
*   Hilltop Holdings, Inc.                                   58,405   1,304,768
#   Hingham Institution for Savings                             248      17,238
*   HMN Financial, Inc.                                         212       2,362
#*  Home Bancorp, Inc.                                        3,783      76,606
    Home BancShares, Inc.                                    39,235   1,244,142
    Home Federal Bancorp, Inc.                                9,109     137,090
    HopFed Bancorp, Inc.                                      1,664      18,936
    Horace Mann Educators Corp.                              24,083     724,176
    Horizon Bancorp                                           1,417      28,326
*   Howard Hughes Corp. (The)                                27,641   3,946,029
    Hudson City Bancorp, Inc.                               285,251   2,841,100
    Hudson Valley Holding Corp.                               9,720     178,459
    Huntington Bancshares, Inc.                             359,754   3,295,347
    Iberiabank Corp.                                         20,639   1,298,193
*   ICG Group, Inc.                                          26,106     532,040
#*  Imperial Holdings, Inc.                                   1,539      10,296
#   Independence Holding Co.                                  6,304      82,330
#   Independent Bank Corp.                                   15,440     573,133
    Infinity Property & Casualty Corp.                        7,323     469,917
    Interactive Brokers Group, Inc. Class A                  52,094   1,245,047
    IntercontinentalExchange Group, Inc.                     22,757   4,652,441
    International Bancshares Corp.                           46,277   1,062,520
#*  Intervest Bancshares Corp. Class A                        8,831      66,851
#*  INTL. FCStone, Inc.                                      12,099     228,913

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    Invesco, Ltd.                                           173,396 $ 6,105,273
*   Investment Technology Group, Inc.                        19,534     403,182
    Investors Bancorp, Inc.                                  90,852   2,428,474
*   Investors Capital Holdings, Ltd.                          1,190       8,467
#   Investors Title Co.                                         675      47,763
#   Janus Capital Group, Inc.                               126,443   1,533,754
*   Jefferson Bancshares, Inc.                                  200       1,570
    JMP Group, Inc.                                          11,563      79,900
    Jones Lang LaSalle, Inc.                                 28,960   3,356,174
    JPMorgan Chase & Co.                                    899,243  50,339,623
*   KCG Holdings, Inc. Class A                                4,373      43,511
#*  Kearny Financial Corp.                                   38,365     559,362
    Kemper Corp.                                             39,371   1,551,611
    Kennedy-Wilson Holdings, Inc.                            46,271   1,010,559
#   Kentucky First Federal Bancorp                            1,549      13,306
    KeyCorp                                                 410,394   5,597,774
#*  Ladenburg Thalmann Financial Services, Inc.              16,421      44,829
    Lake Shore Bancorp, Inc.                                    125       1,548
    Lakeland Bancorp, Inc.                                   19,241     200,876
    Lakeland Financial Corp.                                 11,356     415,630
    Landmark Bancorp, Inc.                                    1,274      24,614
    Lazard, Ltd. Class A                                      1,636      76,974
#   Legg Mason, Inc.                                         92,842   4,353,361
    Leucadia National Corp.                                 202,517   5,168,234
#   Life Partners Holdings, Inc.                              6,612      18,051
    Lincoln National Corp.                                  122,437   5,939,419
    LNB Bancorp, Inc.                                         5,305      60,371
    Loews Corp.                                              75,812   3,333,454
    Louisiana Bancorp, Inc.                                   2,000      39,000
    LPL Financial Holdings, Inc.                             49,132   2,326,400
#   M&T Bank Corp.                                           59,029   7,202,128
    Macatawa Bank Corp.                                      17,866      87,007
#   Maiden Holdings, Ltd.                                    50,364     594,295
    MainSource Financial Group, Inc.                         13,398     221,469
    Manning & Napier, Inc.                                    2,274      37,794
*   Markel Corp.                                              7,299   4,568,590
    MarketAxess Holdings, Inc.                               18,326     987,405
    Marlin Business Services Corp.                            8,715     149,637
    Marsh & McLennan Cos., Inc.                              49,464   2,439,070
#*  Maui Land & Pineapple Co., Inc.                           1,700      13,311
    MB Financial, Inc.                                       39,378   1,056,906
*   MBIA, Inc.                                              166,900   2,022,828
*   MBT Financial Corp.                                       2,175      10,723
    MCG Capital Corp.                                        48,844     164,116
    McGraw Hill Financial, Inc.                              12,448     920,281
#   Meadowbrook Insurance Group, Inc.                        23,313     130,553
#   Medallion Financial Corp.                                14,885     202,436
#   Mercantile Bank Corp.                                     4,670      91,112
    Merchants Bancshares, Inc.                                2,632      76,512
    Mercury General Corp.                                    38,157   1,826,194
#*  Meridian Interstate Bancorp, Inc.                        12,664     320,019
    Meta Financial Group, Inc.                                  496      20,787

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Financials -- (Continued)
    MetLife, Inc.                                            184,732 $9,670,720
*   Metro Bancorp, Inc.                                        8,480    173,162
*   MGIC Investment Corp.                                    111,894    962,288
    MicroFinancial, Inc.                                       1,885     14,835
#   MidSouth Bancorp, Inc.                                     3,894     65,108
#   MidWestOne Financial Group, Inc.                           2,909     71,649
    Montpelier Re Holdings, Ltd.                              40,003  1,223,292
    Moody's Corp.                                             28,686  2,251,851
    Morgan Stanley                                           291,710  9,022,590
*   MSB Financial Corp.                                          687      5,602
*   MSCI, Inc.                                                60,460  2,451,048
    MutualFirst Financial, Inc.                                1,660     31,208
    NASDAQ OMX Group, Inc. (The)                              75,383  2,781,633
#   National Interstate Corp.                                  9,752    273,251
    National Penn Bancshares, Inc.                           104,628  1,022,216
    National Western Life Insurance Co. Class A                  577    134,585
*   Navigators Group, Inc. (The)                              12,200    695,034
    NBT Bancorp, Inc.                                         29,666    671,935
    Nelnet, Inc. Class A                                      24,222  1,023,622
    New Hampshire Thrift Bancshares, Inc.                      2,140     31,565
#   New York Community Bancorp, Inc.                         184,049  2,836,195
*   NewBridge Bancorp                                          7,017     53,961
*   NewStar Financial, Inc.                                   30,792    351,645
    Nicholas Financial, Inc.                                      95      1,493
*   North Valley Bancorp                                          67      1,514
    Northeast Community Bancorp, Inc.                          5,046     36,735
    Northern Trust Corp.                                      63,758  3,841,419
    Northfield Bancorp, Inc.                                  38,419    498,294
    Northrim BanCorp, Inc.                                     2,509     60,191
    Northwest Bancshares, Inc.                                65,549    871,146
    Norwood Financial Corp.                                       71      2,048
#   Ocean Shore Holding Co.                                    3,233     48,463
    OceanFirst Financial Corp.                                11,544    187,244
*   Ocwen Financial Corp.                                     70,820  2,684,078
    OFG Bancorp                                               32,525    554,876
    Ohio Valley Banc Corp.                                     1,078     23,446
#   Old Line Bancshares, Inc.                                     98      1,663
    Old National Bancorp                                      72,110  1,018,193
    Old Republic International Corp.                         177,794  2,944,269
*   Old Second Bancorp, Inc.                                   3,572     17,003
    OmniAmerican Bancorp, Inc.                                 7,163    178,072
    OneBeacon Insurance Group, Ltd. Class A                   17,121    264,348
    Oppenheimer Holdings, Inc. Class A                         5,904    150,316
    Oritani Financial Corp.                                   34,723    514,942
    Pacific Continental Corp.                                  8,942    117,856
*   Pacific Mercantile Bancorp                                 4,434     29,043
    PacWest Bancorp                                           83,360  3,281,883
    Park National Corp.                                        9,540    691,841
    Park Sterling Corp.                                       11,737     76,643
    PartnerRe, Ltd.                                           37,587  3,961,670
    Peapack Gladstone Financial Corp.                          3,780     71,858
#   Penns Woods Bancorp, Inc.                                  2,417    106,348

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Financials -- (Continued)
#   People's United Financial, Inc.                          223,318 $3,188,981
    Peoples Bancorp of North Carolina, Inc.                      126      2,167
    Peoples Bancorp, Inc.                                      6,533    170,315
#*  PHH Corp.                                                 35,479    843,336
#*  Phoenix Cos., Inc. (The)                                   3,177    139,852
*   PICO Holdings, Inc.                                       15,600    362,700
    Pinnacle Financial Partners, Inc.                         24,158    835,142
*   Piper Jaffray Cos.                                        10,445    458,118
    Platinum Underwriters Holdings, Ltd.                      22,758  1,427,154
    PNC Financial Services Group, Inc. (The)                 105,288  8,848,403
*   Popular, Inc.                                             68,790  2,125,611
#*  Porter Bancorp, Inc.                                       3,191      3,446
#*  Portfolio Recovery Associates, Inc.                       34,350  1,963,102
*   Preferred Bank                                             1,871     40,133
    Premier Financial Bancorp, Inc.                            1,908     27,284
    Primerica, Inc.                                           40,283  1,848,587
    Primus Guaranty, Ltd.                                      7,320     58,853
    Principal Financial Group, Inc.                          133,424  6,249,580
    PrivateBancorp, Inc.                                      52,930  1,459,280
    ProAssurance Corp.                                        41,990  1,907,186
    Progressive Corp. (The)                                  112,000  2,716,000
    Prosperity Bancshares, Inc.                               42,573  2,511,807
    Protective Life Corp.                                     54,487  2,787,010
    Provident Financial Holdings, Inc.                         4,700     66,129
    Provident Financial Services, Inc.                        38,050    661,309
*   Prudential Bancorp, Inc.                                   1,572     16,993
    Prudential Financial, Inc.                                98,538  7,950,046
    Pulaski Financial Corp.                                    4,605     47,570
#   Pzena Investment Management, Inc. Class A                  3,610     39,241
    QC Holdings, Inc.                                          6,412     13,273
    QCR Holdings, Inc.                                           797     13,780
    Radian Group, Inc.                                        80,134  1,120,273
    Raymond James Financial, Inc.                             55,106  2,738,768
*   Regional Management Corp.                                  1,031     15,816
    Regions Financial Corp.                                  622,936  6,316,571
    Reinsurance Group of America, Inc.                        49,681  3,811,029
#   RenaissanceRe Holdings, Ltd.                              32,375  3,276,674
    Renasant Corp.                                            16,916    460,454
    Republic Bancorp, Inc. Class A                            11,604    278,612
*   Republic First Bancorp, Inc.                               8,744     38,648
    Resource America, Inc. Class A                            10,164     86,496
*   Riverview Bancorp, Inc.                                    5,533     19,255
#   RLI Corp.                                                 30,442  1,310,833
*   Royal Bancshares of Pennsylvania, Inc. Class A             2,289      5,974
    S&T Bancorp, Inc.                                         20,660    480,552
#*  Safeguard Scientifics, Inc.                               14,319    300,842
    Safety Insurance Group, Inc.                              10,156    545,479
#   Salisbury Bancorp, Inc.                                      300      9,046
    Sandy Spring Bancorp, Inc.                                17,405    418,590
#   SB Financial Group, Inc.                                     600      4,740
*   Seacoast Banking Corp. of Florida                          6,302     66,801
    SEI Investments Co.                                       31,179  1,009,576

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Financials -- (Continued)
     Selective Insurance Group, Inc.                          38,238 $  877,180
*    Shore Bancshares, Inc.                                    1,418     13,457
     SI Financial Group, Inc.                                  4,396     51,873
     Sierra Bancorp                                            6,986    109,051
*    Signature Bank                                           25,983  3,087,300
     Simmons First National Corp. Class A                     10,999    397,724
     Simplicity Bancorp, Inc.                                  4,666     80,908
     SLM Corp.                                               140,466  3,616,999
*    Southcoast Financial Corp.                                1,309      9,412
(o)  Southern Community Financial Corp.                        4,210        926
*    Southern First Bancshares, Inc.                              18        246
     Southern Missouri Bancorp, Inc.                              65      2,294
#    Southern National Bancorp of Virginia, Inc.                 417      4,308
#    Southside Bancshares, Inc.                               12,877    355,153
     Southwest Bancorp, Inc.                                  12,278    205,043
#*   St Joe Co. (The)                                         51,029    910,868
     StanCorp Financial Group, Inc.                           30,591  1,869,110
     State Auto Financial Corp.                               23,350    477,741
     State Street Corp.                                      107,296  6,927,030
     Sterling Bancorp                                         49,484    591,829
     Stewart Information Services Corp.                       15,166    462,563
*    Stifel Financial Corp.                                   44,332  2,073,408
     Stock Yards Bancorp Inc                                   9,065    267,236
#*   Stratus Properties, Inc.                                    271      4,499
*    Suffolk Bancorp                                           7,798    171,010
     Summit State Bank                                           361      4,188
#*   Sun Bancorp, Inc.                                        21,767     82,715
     SunTrust Banks, Inc.                                    118,016  4,515,292
     Susquehanna Bancshares, Inc.                            134,097  1,389,245
*    SVB Financial Group                                      31,590  3,370,337
*    SWS Group, Inc.                                          14,900    110,409
     Symetra Financial Corp.                                  71,436  1,475,868
     Synovus Financial Corp.                                 700,834  2,249,677
     T Rowe Price Group, Inc.                                 11,700    960,921
*    Taylor Capital Group, Inc.                               17,856    380,154
     TCF Financial Corp.                                     118,607  1,862,130
#    TD Ameritrade Holding Corp.                              99,756  3,182,216
     Teche Holding Co.                                           651     47,458
*    Tejon Ranch Co.                                          13,685    424,372
     Territorial Bancorp, Inc.                                 7,203    147,373
#    Teton Advisors, Inc. Class A                                 29      1,326
#*   Texas Capital Bancshares, Inc.                           28,176  1,583,209
     TF Financial Corp.                                          840     26,342
*    TFS Financial Corp.                                     140,255  1,878,014
     Timberland Bancorp, Inc.                                    899      9,574
     Tompkins Financial Corp.                                  8,371    394,609
#    Torchmark Corp.                                          40,317  3,213,265
#    TowneBank                                                18,870    291,164
#*   Transcontinental Realty Investors, Inc.                     860     12,298
     Travelers Cos., Inc. (The)                              100,570  9,109,631
*    Tree.com, Inc.                                            7,617    221,502
#    Trico Bancshares                                         10,187    247,035

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
    TrustCo Bank Corp.                                       66,045 $   436,557
    Trustmark Corp.                                          48,324   1,105,170
    U.S. Bancorp                                            381,670  15,564,503
#   UMB Financial Corp.                                      27,606   1,620,748
    Umpqua Holdings Corp.                                    77,381   1,286,846
    Union Bankshares Corp.                                   28,735     735,329
    Union Bankshares, Inc.                                      337       7,936
#   United Bancshares, Inc.                                     606       9,278
    United Bankshares, Inc.                                  44,813   1,310,780
*   United Community Banks, Inc.                             30,939     499,665
#*  United Community Financial Corp.                          1,551       5,165
    United Financial Bancorp, Inc.(91030T109)                12,423     219,142
    United Financial Bancorp, Inc.(910304104)                18,020     237,143
    United Fire Group, Inc.                                  16,201     450,712
*   United Security Bancshares                                1,981      11,171
    Unity Bancorp, Inc.                                       2,239      19,143
#   Universal Insurance Holdings, Inc.                       35,794     523,666
    Univest Corp. of Pennsylvania                            11,004     216,889
    Unum Group                                              125,496   4,168,977
    Validus Holdings, Ltd.                                   75,558   2,800,935
#   Valley National Bancorp                                 131,681   1,319,444
*   Vantagesouth Bancshares, Inc.                             1,661      10,199
    ViewPoint Financial Group, Inc.                          34,190     891,333
*   Virtus Investment Partners, Inc.                          4,616     853,914
    Waddell & Reed Financial, Inc. Class A                   15,969   1,077,109
*   Walker & Dunlop, Inc.                                     7,837     122,884
    Washington Banking Co.                                    9,453     162,592
    Washington Federal, Inc.                                 73,583   1,587,921
    Washington Trust Bancorp, Inc.                           10,829     370,352
    Waterstone Financial, Inc.                               12,495     130,073
    Wayne Savings Bancshares, Inc.                              243       2,824
    Webster Financial Corp.                                  64,752   1,951,625
    Wells Fargo & Co.                                     1,199,886  59,562,341
    WesBanco, Inc.                                           18,711     565,821
#   West Bancorporation, Inc.                                 9,721     141,052
#   Westamerica Bancorporation                               19,269     979,251
*   Western Alliance Bancorp                                 63,101   1,455,740
    Westfield Financial, Inc.                                18,225     124,841
    Westwood Holdings Group, Inc.                             2,604     151,475
    Willis Group Holdings P.L.C.                             35,900   1,471,541
    Wilshire Bancorp, Inc.                                   61,639     616,390
    Wintrust Financial Corp.                                 28,441   1,274,726
#*  WisdomTree Investments, Inc.                             81,445     919,514
#*  World Acceptance Corp.                                   10,120     734,712
    WR Berkley Corp.                                         60,320   2,668,557
    WSFS Financial Corp.                                      1,362      92,098
    WVS Financial Corp.                                         757       9,027
    XL Group P.L.C.                                         138,187   4,332,162
*   Yadkin Financial Corp.                                    2,370      45,385
    Zions Bancorp.                                          129,501   3,745,169

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Financials -- (Continued)
*   ZipRealty, Inc.                                          9,538 $     31,666
                                                                   ------------
Total Financials                                                    851,221,258
                                                                   ------------
Health Care -- (9.9%)
#*  Abaxis, Inc.                                             8,090      328,535
    Abbott Laboratories                                    188,846    7,315,894
    AbbVie, Inc.                                            79,688    4,150,151
#*  Acadia Healthcare Co., Inc.                             16,804      706,104
#*  Accretive Health, Inc.                                   4,574       36,821
#*  Accuray, Inc.                                           47,276      397,118
*   Acorda Therapeutics, Inc.                               22,007      780,148
*   Actavis P.L.C.                                          46,094    9,418,387
*   Adcare Health Systems, Inc.                              2,885       11,828
*   Addus HomeCare Corp.                                     7,645      165,285
    Aetna, Inc.                                            103,394    7,387,501
#*  Affymax, Inc.                                           21,288       11,496
#*  Affymetrix, Inc.                                        51,400      381,902
    Agilent Technologies, Inc.                              40,144    2,169,382
#*  Air Methods Corp.                                       39,748    2,212,771
#*  Akorn, Inc.                                             32,479      819,120
#*  Albany Molecular Research, Inc.                         19,802      318,020
#*  Alere, Inc.                                             56,574    1,889,572
*   Alexion Pharmaceuticals, Inc.                           12,000    1,898,400
*   Align Technology, Inc.                                  36,980    1,863,422
*   Alkermes P.L.C.                                         28,447    1,315,958
    Allergan, Inc.                                          15,701    2,603,854
*   Alliance HealthCare Services, Inc.                       2,580       73,427
*   Allied Healthcare Products, Inc.                           500        1,080
*   Allscripts Healthcare Solutions, Inc.                  129,109    1,965,039
*   Almost Family, Inc.                                      5,870      126,029
*   Alnylam Pharmaceuticals, Inc.                           15,940      789,508
#*  Alphatec Holdings, Inc.                                 36,305       49,012
#*  AMAG Pharmaceuticals, Inc.                              11,068      202,102
#*  Amedisys, Inc.                                          23,177      315,903
    AmerisourceBergen Corp.                                 46,200    3,011,316
    Amgen, Inc.                                             85,813    9,589,603
*   AMN Healthcare Services, Inc.                           31,691      395,504
*   Amsurg Corp.                                            21,900      948,489
    Analogic Corp.                                           8,222      617,308
*   AngioDynamics, Inc.                                     16,432      220,846
*   Anika Therapeutics, Inc.                                 9,903      423,254
#*  Arqule, Inc.                                            10,910       17,674
*   ArthroCare Corp.                                        20,359      988,022
#*  athenahealth, Inc.                                       2,911      359,916
*   AtriCure, Inc.                                           3,000       46,200
    Atrion Corp.                                             1,410      406,545
#*  Auxilium Pharmaceuticals, Inc.                          35,141      791,024
#*  AVEO Pharmaceuticals, Inc.                               6,456        7,941
#*  Baxano Surgical, Inc.                                   11,970       10,175
    Baxter International, Inc.                              23,935    1,742,229
    Becton Dickinson and Co.                                12,012    1,357,716
*   Bio-Rad Laboratories, Inc. Class A                      14,801    1,823,631

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Health Care -- (Continued)
*   Bio-Rad Laboratories, Inc. Class B                           630 $   81,059
#*  Bio-Reference Labs, Inc.                                  15,232    386,893
*   Biogen Idec, Inc.                                         16,395  4,707,332
*   BioMarin Pharmaceutical, Inc.                             15,781    918,928
#*  BioScrip, Inc.                                            46,935    324,790
*   Biospecifics Technologies Corp.                            1,000     23,730
*   Biota Pharmaceuticals, Inc.                                1,431      5,280
*   BioTelemetry, Inc.                                        16,060    127,516
*   Boston Scientific Corp.                                  521,585  6,577,187
#*  Bovie Medical Corp.                                        6,717     26,532
    Bristol-Myers Squibb Co.                                 143,332  7,179,500
#*  Brookdale Senior Living, Inc.                             75,024  2,388,764
*   Bruker Corp.                                              20,164    416,588
#*  BSD Medical Corp.                                          1,100      1,221
*   Cambrex Corp.                                             21,555    441,662
    Cantel Medical Corp.                                      27,844    923,307
#*  Capital Senior Living Corp.                               18,189    449,814
    Cardinal Health, Inc.                                     31,700  2,203,467
*   CareFusion Corp.                                          96,862  3,783,430
#*  CAS Medical Systems, Inc.                                    415        946
*   Celgene Corp.                                             20,854  3,065,747
#*  Celldex Therapeutics, Inc.                                37,920    568,800
*   Centene Corp.                                             30,879  2,050,366
#*  Cepheid, Inc.                                             10,300    447,844
*   Cerner Corp.                                              28,400  1,456,920
*   Charles River Laboratories International, Inc.            29,465  1,582,860
#   Chemed Corp.                                              13,161  1,095,916
#*  Chindex International, Inc.                                4,875    116,171
    Cigna Corp.                                               70,425  5,636,817
*   Community Health Systems, Inc.                            72,816  2,758,998
    Computer Programs & Systems, Inc.                          5,299    334,526
    CONMED Corp.                                              17,455    808,690
    Cooper Cos., Inc. (The)                                   30,523  4,026,289
*   Corvel Corp.                                              13,298    605,591
*   Covance, Inc.                                             30,579  2,699,514
    Covidien P.L.C.                                           44,304  3,156,660
    CR Bard, Inc.                                              4,700    645,451
*   Cross Country Healthcare, Inc.                            21,341    151,308
    CryoLife, Inc.                                            17,137    155,604
*   Cubist Pharmaceuticals, Inc.                              38,122  2,670,827
#*  Cumberland Pharmaceuticals, Inc.                          12,297     54,722
*   Cutera, Inc.                                               8,996     92,749
#*  Cyberonics, Inc.                                           8,655    512,030
*   Cynosure, Inc. Class A                                    14,888    365,352
*   DaVita HealthCare Partners, Inc.                          97,946  6,787,658
    Daxor Corp.                                                1,894     15,739
    DENTSPLY International, Inc.                              35,485  1,583,696
*   Depomed, Inc.                                              9,997    140,058
    Digirad Corp.                                              8,621     27,415
#*  Durect Corp.                                               2,398      3,117
#*  Edwards Lifesciences Corp.                                10,600    863,582
    Eli Lilly & Co.                                           48,746  2,880,889

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
#*  Emergent Biosolutions, Inc.                              24,183 $   637,464
*   Emeritus Corp.                                           27,130     809,288
*   Endo International P.L.C.                                70,799   4,456,443
    Ensign Group, Inc. (The)                                 15,555     661,087
*   Enzo Biochem, Inc.                                       22,936      96,331
#   Enzon Pharmaceuticals, Inc.                              28,575      25,435
*   Exactech, Inc.                                            8,140     180,871
*   ExamWorks Group, Inc.                                    18,219     670,459
*   Express Scripts Holding Co.                             163,258  10,869,718
*   Five Star Quality Care, Inc.                             31,330     151,324
*   Forest Laboratories, Inc.                                76,015   6,986,539
#*  Furiex Pharmaceuticals, Inc.                              5,764     595,825
*   Gentiva Health Services, Inc.                            20,482     154,229
*   Gilead Sciences, Inc.                                    92,268   7,242,115
*   Globus Medical, Inc. Class A                             15,164     370,305
*   Greatbatch, Inc.                                         14,728     677,930
#*  GTx, Inc.                                                 8,578      13,210
*   Haemonetics Corp.                                        37,242   1,130,667
*   Hanger, Inc.                                             22,861     792,591
#*  Harvard Apparatus Regenerative Technology, Inc.           4,721      40,837
#*  Harvard Bioscience, Inc.                                 18,886      79,699
*   HCA Holdings, Inc.                                       15,818     822,536
*   Health Net, Inc.                                         56,130   1,926,943
    HealthSouth Corp.                                        27,915     966,976
*   HealthStream, Inc.                                       12,289     278,346
#*  Healthways, Inc.                                         24,352     438,336
#*  Henry Schein, Inc.                                       27,023   3,086,837
    Hill-Rom Holdings, Inc.                                  42,471   1,586,717
#*  HMS Holdings Corp.                                        7,613     123,102
*   Hologic, Inc.                                           109,285   2,293,346
#*  Horizon Pharma, Inc.                                      1,510      21,412
*   Hospira, Inc.                                            48,274   2,210,949
    Humana, Inc.                                             63,837   7,006,111
*   ICU Medical, Inc.                                        10,064     561,370
#*  Idera Pharmaceuticals, Inc.                              12,551      35,645
#*  IDEXX Laboratories, Inc.                                  8,700   1,100,028
#*  Illumina, Inc.                                            8,304   1,128,098
*   Impax Laboratories, Inc.                                 48,223   1,261,031
*   Incyte Corp., Ltd.                                       40,400   1,961,824
#*  Infinity Pharmaceuticals, Inc.                           11,550     112,843
#*  Insys Therapeutics, Inc.                                  1,441      59,167
*   Integra LifeSciences Holdings Corp.                      18,585     847,104
*   Intuitive Surgical, Inc.                                  2,000     723,400
    Invacare Corp.                                           22,030     348,074
#*  IPC The Hospitalist Co., Inc.                            11,809     478,264
*   Iridex Corp.                                              1,074       8,946
#*  Isis Pharmaceuticals, Inc.                                  351       9,340
*   Jazz Pharmaceuticals P.L.C.                              22,546   3,041,455
    Johnson & Johnson                                       258,804  26,214,257
    Kewaunee Scientific Corp.                                   674      11,289
    Kindred Healthcare, Inc.                                 39,834     999,833
*   Laboratory Corp. of America Holdings                     21,084   2,080,991

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Health Care -- (Continued)
      Landauer, Inc.                                          2,642 $   114,240
*     Lannett Co., Inc.                                      16,948     585,214
*     LCA-Vision, Inc.                                        9,225      49,446
      LeMaitre Vascular, Inc.                                 9,392      77,108
#*    LHC Group, Inc.                                        11,292     234,648
*     LifePoint Hospitals, Inc.                              32,623   1,824,278
#*    Ligand Pharmaceuticals, Inc. Class B                    3,278     207,071
#*    Luminex Corp.                                          22,722     436,490
*     Magellan Health Services, Inc.                         21,872   1,262,452
#*    Mallinckrodt P.L.C.                                    19,215   1,368,684
#*    Masimo Corp.                                           28,459     761,563
(o)*  Maxygen, Inc.                                          19,082         572
      McKesson Corp.                                         22,964   3,885,279
*     MedAssets, Inc.                                        44,267   1,010,616
(o)*  MedCath Corp.                                           9,997      19,994
*     Medical Action Industries, Inc.                         9,533      61,107
#*    Medicines Co. (The)                                    43,337   1,152,764
*     MediciNova, Inc.                                        4,504       8,468
*     Medidata Solutions, Inc.                               11,794     428,240
#*    Medivation, Inc.                                       14,686     884,244
*     MEDNAX, Inc.                                           68,640   4,066,920
      Medtronic, Inc.                                        93,790   5,516,728
      Merck & Co., Inc.                                     572,640  33,533,798
#*    Merge Healthcare, Inc.                                  8,808      20,082
#     Meridian Bioscience, Inc.                               4,579      91,443
*     Merit Medical Systems, Inc.                            29,445     378,957
*     Mettler-Toledo International, Inc.                      2,600     606,112
*     Misonix, Inc.                                             434       2,604
*     Molina Healthcare, Inc.                                31,992   1,196,501
*     Momenta Pharmaceuticals, Inc.                          36,572     417,652
*     MWI Veterinary Supply, Inc.                             6,659   1,043,066
*     Mylan, Inc.                                           135,096   6,860,175
#*    Myriad Genetics, Inc.                                  57,031   2,407,279
#     National Healthcare Corp.                               8,490     464,658
*     National Research Corp. Class A                         8,340     131,438
#*    National Research Corp. Class B                         1,390      60,993
*     Natus Medical, Inc.                                    21,699     538,786
*     Neogen Corp.                                           14,314     597,967
*     NPS Pharmaceuticals, Inc.                              11,849     315,420
*     NuVasive, Inc.                                         31,805   1,072,147
      Omnicare, Inc.                                         73,936   4,382,187
*     Omnicell, Inc.                                         24,365     645,185
#*    OncoGenex Pharmaceutical, Inc.                            900       3,492
#*    Opko Health, Inc.                                      39,780     328,981
*     OraSure Technologies, Inc.                             26,256     171,977
*     Orthofix International NV                              11,982     361,856
#*    Osiris Therapeutics, Inc.                                 213       3,031
#     Owens & Minor, Inc.                                    45,809   1,536,434
#*    Pacific Biosciences of California, Inc.                18,247      80,652
#*    Pain Therapeutics, Inc.                                21,575     122,762
*     PAREXEL International Corp.                            39,643   1,797,810
#     Patterson Cos., Inc.                                   58,491   2,380,584

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Health Care -- (Continued)
*   PDI, Inc.                                                 8,907 $    42,041
#   PDL BioPharma, Inc.                                      61,804     524,716
    PerkinElmer, Inc.                                        79,819   3,350,003
#*  Pernix Therapeutics Holdings                                733       3,526
    Perrigo Co. P.L.C.                                       13,081   1,894,914
    Pfizer, Inc.                                          1,496,557  46,812,303
*   PharMerica Corp.                                         21,494     584,422
#*  PhotoMedex, Inc.                                          1,599      24,161
#   Pozen, Inc.                                              19,179     160,336
*   Prestige Brands Holdings, Inc.                           37,083   1,243,022
#*  Progenics Pharmaceuticals, Inc.                          40,462     142,831
#*  ProPhase Labs, Inc.                                       2,300       4,554
*   Providence Service Corp. (The)                            9,476     384,820
#*  pSivida Corp.                                             8,193      29,823
#   Quality Systems, Inc.                                    33,435     493,835
#   Quest Diagnostics, Inc.                                  36,218   2,025,673
#   Questcor Pharmaceuticals, Inc.                           23,700   1,947,666
*   Quidel Corp.                                             21,044     451,394
*   RadNet, Inc.                                             10,798      53,666
*   Regeneron Pharmaceuticals, Inc.                          13,800   4,097,082
#*  Repligen Corp.                                           22,589     358,036
#   ResMed, Inc.                                             48,888   2,437,067
*   Rigel Pharmaceuticals, Inc.                              42,890     137,248
*   RTI Surgical, Inc.                                       36,333     156,232
#*  Sagent Pharmaceuticals, Inc.                             10,885     225,211
#*  Salix Pharmaceuticals, Ltd.                              18,332   2,016,520
#*  Sangamo Biosciences, Inc.                                10,337     143,064
*   Sciclone Pharmaceuticals, Inc.                           36,986     176,793
#*  Seattle Genetics, Inc.                                   19,300     742,664
    Select Medical Holdings Corp.                            83,479   1,165,367
*   Sirona Dental Systems, Inc.                              29,087   2,187,924
#*  Skilled Healthcare Group, Inc. Class A                   15,517      80,068
    Span-America Medical Systems, Inc.                        1,468      30,608
*   Special Diversified Opportunities, Inc.                   5,707       6,734
*   Spectranetics Corp.                                      19,200     408,192
#*  Spectrum Pharmaceuticals, Inc.                           36,097     247,986
    St Jude Medical, Inc.                                    73,363   4,656,350
*   Staar Surgical Co.                                       10,301     175,220
*   Stereotaxis, Inc.                                           260       1,006
    STERIS Corp.                                             36,289   1,743,686
    Stryker Corp.                                            22,435   1,744,321
#*  Sucampo Pharmaceuticals, Inc. Class A                     7,118      49,185
*   SurModics, Inc.                                          11,126     242,102
*   Symmetry Medical, Inc.                                   23,856     197,051
#*  Targacept, Inc.                                          10,016      44,471
*   Team Health Holdings, Inc.                               15,305     741,986
    Techne Corp.                                              4,502     402,074
#   Teleflex, Inc.                                           27,140   2,770,723
#*  Tenet Healthcare Corp.                                   68,727   3,098,213
#*  Theravance, Inc.                                          5,192     139,769
    Thermo Fisher Scientific, Inc.                           80,154   9,137,556
*   Thoratec Corp.                                           40,232   1,318,805

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Health Care -- (Continued)
*   Tornier NV                                               8,248 $    139,969
*   Transcept Pharmaceuticals, Inc.                          9,491       27,998
*   Triple-S Management Corp. Class B                       16,186      242,466
*   United Therapeutics Corp.                               27,117    2,711,971
    UnitedHealth Group, Inc.                               220,408   16,539,416
    Universal American Corp.                                57,129      409,615
    Universal Health Services, Inc. Class B                 53,642    4,387,379
    US Physical Therapy, Inc.                                8,202      253,032
#   Utah Medical Products, Inc.                              2,338      118,747
*   Varian Medical Systems, Inc.                             7,597      604,341
*   Vascular Solutions, Inc.                                10,690      234,218
*   VCA Antech, Inc.                                        62,462    1,913,211
*   Vertex Pharmaceuticals, Inc.                            13,281      899,124
#*  Vical, Inc.                                              7,615        8,605
#*  Volcano Corp.                                           11,175      196,233
*   Waters Corp.                                             7,000      689,780
*   WellCare Health Plans, Inc.                             30,440    2,053,787
    WellPoint, Inc.                                         83,721    8,429,030
    West Pharmaceutical Services, Inc.                      44,772    1,942,209
*   Wright Medical Group, Inc.                              31,608      864,479
#*  XenoPort, Inc.                                           9,539       38,728
#*  Zalicus, Inc.                                              206          220
    Zimmer Holdings, Inc.                                   54,916    5,315,869
    Zoetis, Inc.                                           386,123   11,684,082
                                                                   ------------
Total Health Care                                                   495,645,635
                                                                   ------------
Industrials -- (12.8%)
    3M Co.                                                  49,342    6,862,979
#   AAON, Inc.                                              23,691      671,640
    AAR Corp.                                               26,981      698,808
    ABM Industries, Inc.                                    38,618    1,046,162
#   Acacia Research Corp.                                   30,969      496,743
*   ACCO Brands Corp.                                       53,691      329,126
#*  Accuride Corp.                                           4,400       24,816
    Aceto Corp.                                             20,102      439,832
    Acme United Corp.                                          700       11,781
#*  Acorn Energy, Inc.                                       7,525       17,458
    Actuant Corp. Class A                                   50,752    1,718,463
    Acuity Brands, Inc.                                     20,533    2,557,796
#*  Adept Technology, Inc.                                   5,898       70,540
#   ADT Corp. (The)                                         52,218    1,579,072
#*  Advisory Board Co. (The)                                11,167      639,422
*   AECOM Technology Corp.                                  73,717    2,389,905
#*  Aegion Corp.                                            27,957      712,624
*   Aerovironment, Inc.                                     16,340      551,802
    AGCO Corp.                                              59,739    3,327,462
*   Air Transport Services Group, Inc.                      40,475      316,919
    Alamo Group, Inc.                                        8,210      436,115
    Alaska Air Group, Inc.                                  48,438    4,557,047
    Albany International Corp. Class A                      19,909      716,326
    Allegiant Travel Co.                                    12,938    1,519,568
    Allegion P.L.C.                                         21,466    1,059,347

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                              SHARES   VALUE+
                                                              ------ ----------
Industrials -- (Continued)
#    Alliant Techsystems, Inc.                                22,859 $3,296,725
(o)  Allied Defense Group, Inc.                                2,821        226
     Allied Motion Technologies, Inc.                          3,866     43,840
     Allison Transmission Holdings, Inc.                      59,303  1,769,602
     Altra Industrial Motion Corp.                            18,847    643,814
     AMERCO                                                   12,397  3,100,614
#*   Ameresco, Inc. Class A                                   16,123    103,348
*    American Airlines Group, Inc.                            69,511  2,437,751
#    American Railcar Industries, Inc.                        15,398  1,069,237
     American Science & Engineering, Inc.                      5,489    368,861
#*   American Superconductor Corp.                             2,515      3,219
*    American Woodmark Corp.                                  10,604    318,226
     AMETEK, Inc.                                             34,744  1,831,704
*    AMREP Corp.                                               2,552     13,908
     AO Smith Corp.                                           49,842  2,330,612
#    Apogee Enterprises, Inc.                                 21,117    670,887
     Applied Industrial Technologies, Inc.                    30,229  1,448,574
*    ARC Document Solutions, Inc.                             32,499    207,994
     ArcBest Corp.                                            18,043    711,255
     Argan, Inc.                                              11,101    297,174
*    Armstrong World Industries, Inc.                         34,300  1,802,808
#*   Arotech Corp.                                             3,575     12,405
     Astec Industries, Inc.                                   15,187    606,721
*    Astronics Corp.                                           7,969    455,189
*    Astronics Corp. Class B                                   1,529     87,000
#*   Atlas Air Worldwide Holdings, Inc.                       18,103    633,424
*    Avis Budget Group, Inc.                                  89,464  4,704,912
#    AZZ, Inc.                                                17,593    763,888
*    B/E Aerospace, Inc.                                      44,617  3,916,034
     Babcock & Wilcox Co. (The)                               37,883  1,317,950
     Baltic Trading, Ltd.                                     10,262     61,469
     Barnes Group, Inc.                                       35,773  1,377,976
     Barrett Business Services, Inc.                           5,822    293,487
*    Beacon Roofing Supply, Inc.                              33,648  1,197,196
*    Blount International, Inc.                               55,508    620,024
#*   BlueLinx Holdings, Inc.                                  24,060     31,519
     Boeing Co. (The)                                         39,413  5,085,065
     Brady Corp. Class A                                      32,230    831,212
*    Breeze-Eastern Corp.                                      3,679     36,422
#    Briggs & Stratton Corp.                                  33,003    705,274
     Brink's Co. (The)                                        38,894    989,463
#*   Builders FirstSource, Inc.                               27,781    218,081
*    CAI International, Inc.                                  14,029    305,131
     Carlisle Cos., Inc.                                      36,052  2,965,277
*    Casella Waste Systems, Inc. Class A                      16,083     82,023
     Caterpillar, Inc.                                        94,581  9,968,837
#*   CBIZ, Inc.                                               35,271    302,272
     CDI Corp.                                                12,053    184,652
     Ceco Environmental Corp.                                 12,718    202,089
     Celadon Group, Inc.                                      16,017    368,551
#    CH Robinson Worldwide, Inc.                               7,700    453,530
#*   Chart Industries, Inc.                                   18,319  1,249,722

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
    Chicago Bridge & Iron Co. NV                             10,589 $  847,861
    Cintas Corp.                                             48,881  2,880,557
    CIRCOR International, Inc.                               12,463  1,012,120
#   CLARCOR, Inc.                                            27,008  1,559,982
#*  Clean Harbors, Inc.                                      25,998  1,559,880
#*  Colfax Corp.                                             52,403  3,771,968
*   Columbus McKinnon Corp.                                  13,765    364,635
    Comfort Systems USA, Inc.                                26,506    397,590
#*  Command Security Corp.                                      800      1,580
#*  Commercial Vehicle Group, Inc.                            6,508     63,193
#   Compx International, Inc.                                   294      2,705
    Con-way, Inc.                                            39,213  1,665,768
*   Copart, Inc.                                             49,606  1,799,210
    Corporate Executive Board Co. (The)                      22,062  1,522,719
    Courier Corp.                                             6,202     90,115
    Covanta Holding Corp.                                    93,374  1,722,750
*   Covenant Transportation Group, Inc. Class A               6,552     67,158
#*  CPI Aerostructures, Inc.                                  3,637     48,990
*   CRA International, Inc.                                   6,409    139,524
    Crane Co.                                                30,666  2,230,338
    CSX Corp.                                               226,816  6,400,748
    Cubic Corp.                                              17,270    819,116
    Cummins, Inc.                                            12,936  1,951,396
    Curtiss-Wright Corp.                                     32,577  2,082,973
    Danaher Corp.                                            94,516  6,935,584
    Deere & Co.                                              23,399  2,184,063
    Delta Air Lines, Inc.                                   162,660  5,990,768
    Deluxe Corp.                                             42,332  2,326,143
#*  DigitalGlobe, Inc.                                       52,476  1,562,735
    Donaldson Co., Inc.                                      12,200    513,498
    Douglas Dynamics, Inc.                                   14,575    245,880
    Dover Corp.                                              45,729  3,950,986
*   Ducommun, Inc.                                            6,406    155,474
    Dun & Bradstreet Corp. (The)                             10,986  1,216,809
*   DXP Enterprises, Inc.                                    10,684  1,209,536
*   Dycom Industries, Inc.                                   23,221    729,139
    Dynamic Materials Corp.                                   8,288    167,418
    Eastern Co. (The)                                         1,960     33,104
    Eaton Corp. P.L.C.                                       93,635  6,801,646
#*  Echo Global Logistics, Inc.                              16,716    326,965
    Ecology and Environment, Inc. Class A                       903      8,660
    EMCOR Group, Inc.                                        44,935  2,066,561
    Emerson Electric Co.                                     40,415  2,755,495
    Encore Wire Corp.                                        15,183    739,868
#*  Energy Recovery, Inc.                                    25,110    128,312
*   EnerNOC, Inc.                                            20,527    484,437
    EnerSys, Inc.                                            32,722  2,211,353
*   Engility Holdings, Inc.                                   9,824    428,719
    Ennis, Inc.                                              15,285    228,664
#*  EnPro Industries, Inc.                                   14,948  1,064,447
    Equifax, Inc.                                            42,708  3,024,153
    ESCO Technologies, Inc.                                  18,258    610,182

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Industrials -- (Continued)
    Espey Manufacturing & Electronics Corp.                   1,611 $    42,853
*   Esterline Technologies Corp.                             21,888   2,386,230
    Exelis, Inc.                                            125,142   2,320,133
    Expeditors International of Washington, Inc.             14,733     607,589
    Exponent, Inc.                                            7,570     533,079
#   Fastenal Co.                                             19,684     985,775
*   Federal Signal Corp.                                     44,280     672,170
    FedEx Corp.                                              65,853   8,972,471
    Flowserve Corp.                                          42,720   3,120,696
    Fluor Corp.                                              39,888   3,019,522
    Fortune Brands Home & Security, Inc.                     74,459   2,967,191
    Forward Air Corp.                                        21,111     933,740
*   Franklin Covey Co.                                       11,113     225,261
    Franklin Electric Co., Inc.                              34,022   1,315,631
#   FreightCar America, Inc.                                  8,014     210,448
*   FTI Consulting, Inc.                                     28,176     966,437
#*  Fuel Tech, Inc.                                          14,209      86,533
*   Furmanite Corp.                                          26,849     281,378
    G&K Services, Inc. Class A                               13,702     725,384
    GATX Corp.                                               31,809   2,087,625
*   Genco Shipping & Trading, Ltd.                           24,121      39,800
*   Gencor Industries, Inc.                                   1,500      15,735
#*  GenCorp, Inc.                                            27,116     476,157
    Generac Holdings, Inc.                                   33,070   1,947,162
#   General Cable Corp.                                      34,348     879,996
    General Dynamics Corp.                                   67,063   7,340,045
    General Electric Co.                                  2,249,996  60,502,392
*   Genesee & Wyoming, Inc. Class A                          35,547   3,519,508
*   Gibraltar Industries, Inc.                               20,489     349,952
    Global Power Equipment Group, Inc.                        8,836     154,895
#*  Goldfield Corp. (The)                                     6,617      13,631
#   Gorman-Rupp Co. (The)                                    16,735     519,622
*   GP Strategies Corp.                                      13,005     341,771
    Graco, Inc.                                              10,621     770,022
#*  GrafTech International, Ltd.                             85,636     959,980
    Graham Corp.                                              7,242     216,101
    Granite Construction, Inc.                               27,367   1,022,978
*   Great Lakes Dredge & Dock Corp.                          41,207     355,616
#*  Greenbrier Cos., Inc. (The)                              19,443   1,019,591
    Griffon Corp.                                            40,850     434,644
*   H&E Equipment Services, Inc.                             22,012     848,563
    Hardinge, Inc.                                            7,010      93,654
    Harsco Corp.                                             62,570   1,497,300
#*  Hawaiian Holdings, Inc.                                  36,991     534,520
#   Healthcare Services Group, Inc.                          14,672     426,955
#   Heartland Express, Inc.                                  60,127   1,308,364
#   HEICO Corp.                                              17,301     957,091
    HEICO Corp. Class A                                      29,227   1,191,000
    Heidrick & Struggles International, Inc.                 10,647     200,696
#*  Heritage-Crystal Clean, Inc.                              1,500      24,000
    Herman Miller, Inc.                                      24,203     746,178
*   Hertz Global Holdings, Inc.                             229,918   6,545,765

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
*   Hexcel Corp.                                             51,228 $2,135,695
*   Hill International, Inc.                                 20,714    139,198
    HNI Corp.                                                30,203  1,064,052
    Honeywell International, Inc.                            45,114  4,191,091
    Houston Wire & Cable Co.                                 12,789    159,351
*   Hub Group, Inc. Class A                                  25,672  1,146,255
#   Hubbell, Inc. Class A                                     1,949    218,483
    Hubbell, Inc. Class B                                    20,703  2,437,157
*   Hudson Global, Inc.                                      18,692     66,357
    Huntington Ingalls Industries, Inc.                      32,121  3,308,463
    Hurco Cos., Inc.                                          3,200     85,312
*   Huron Consulting Group, Inc.                             16,609  1,182,561
    Hyster-Yale Materials Handling, Inc.                      8,680    836,665
*   ICF International, Inc.                                  12,843    500,492
    IDEX Corp.                                               48,140  3,589,800
*   IHS, Inc. Class A                                         7,882    950,806
    Illinois Tool Works, Inc.                                40,408  3,443,974
    Ingersoll-Rand P.L.C.                                    64,400  3,851,120
#*  InnerWorkings, Inc.                                      27,897    200,858
#*  Innovative Solutions & Support, Inc.                     12,137     81,682
    Insperity, Inc.                                          17,395    557,684
    Insteel Industries, Inc.                                 12,116    249,347
*   Integrated Electrical Services, Inc.                      2,632     16,345
    Interface, Inc.                                          34,485    620,385
#   International Shipholding Corp.                           2,771     74,651
#   Intersections, Inc.                                      12,990     73,004
    Iron Mountain, Inc.                                      74,592  2,121,396
    ITT Corp.                                                41,501  1,790,353
*   Jacobs Engineering Group, Inc.                           35,863  2,069,295
    JB Hunt Transport Services, Inc.                          9,866    750,803
#*  JetBlue Airways Corp.                                   200,471  1,584,723
    John Bean Technologies Corp.                             17,411    504,745
#   Joy Global, Inc.                                         38,103  2,300,659
    Kadant, Inc.                                              6,702    232,895
#   Kaman Corp.                                              34,833  1,461,941
    Kansas City Southern                                     45,300  4,569,864
    KAR Auction Services, Inc.                               95,613  2,847,355
    KBR, Inc.                                               102,511  2,600,704
    Kelly Services, Inc. Class A                             25,320    533,239
#   Kennametal, Inc.                                         54,483  2,545,991
*   Key Technology, Inc.                                      1,967     24,253
#   Kforce, Inc.                                             24,155    558,464
    Kimball International, Inc. Class B                      21,552    361,212
*   Kirby Corp.                                              40,855  4,110,830
#   Knight Transportation, Inc.                              55,536  1,317,869
    Knoll, Inc.                                              32,833    597,232
*   Korn/Ferry International                                 34,010    987,990
#*  Kratos Defense & Security Solutions, Inc.                37,983    274,237
    L-3 Communications Holdings, Inc.                        42,513  4,904,725
    Landstar System, Inc.                                    21,907  1,379,922
*   Lawson Products, Inc.                                     3,994     66,900
#*  Layne Christensen Co.                                    13,818    240,710

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
    LB Foster Co. Class A                                     6,848 $  324,253
    Lennox International, Inc.                               10,022    840,144
    Lincoln Electric Holdings, Inc.                          41,455  2,769,609
#   Lindsay Corp.                                             8,438    743,641
#*  LMI Aerospace, Inc.                                       6,879     93,830
    Lockheed Martin Corp.                                    19,853  3,258,671
    LS Starrett Co. (The) Class A                             2,592     40,487
    LSI Industries, Inc.                                     16,278    123,876
*   Lydall, Inc.                                             10,270    240,421
*   Magnetek, Inc.                                              495     10,915
#   Manitowoc Co., Inc. (The)                                85,010  2,701,618
    Manpowergroup, Inc.                                      52,187  4,244,891
    Marten Transport, Ltd.                                   23,933    561,468
    Masco Corp.                                              55,907  1,123,172
#*  MasTec, Inc.                                             51,008  2,018,897
    Matson, Inc.                                             29,425    697,078
    McGrath RentCorp                                         16,449    519,459
*   Meritor, Inc.                                            51,120    606,794
#*  Metalico, Inc.                                           26,746     41,189
*   Mfri, Inc.                                                2,769     30,154
#*  Middleby Corp. (The)                                      8,298  2,095,079
    Miller Industries, Inc.                                   7,049    136,539
*   Mistras Group, Inc.                                      15,986    363,042
    Mobile Mini, Inc.                                        32,075  1,417,073
*   Moog, Inc. Class A                                       27,513  1,800,726
*   Moog, Inc. Class B                                        2,629    172,147
*   MRC Global, Inc.                                         39,851  1,163,251
    MSA Safety, Inc.                                         24,195  1,276,286
#   MSC Industrial Direct Co., Inc. Class A                   7,500    682,950
    Mueller Industries, Inc.                                 50,730  1,468,126
    Mueller Water Products, Inc. Class A                    111,361  1,015,612
#   Multi-Color Corp.                                         8,140    283,679
*   MYR Group, Inc.                                          14,348    336,604
#   National Presto Industries, Inc.                          4,062    293,520
*   Navigant Consulting, Inc.                                34,920    586,656
#*  Navistar International Corp.                              7,093    269,037
*   NCI Building Systems, Inc.                                2,024     31,655
    Nielsen Holdings NV                                      31,354  1,472,070
#   NL Industries, Inc.                                      27,435    275,173
    NN, Inc.                                                 11,956    233,979
    Nordson Corp.                                            21,100  1,568,785
    Norfolk Southern Corp.                                   68,570  6,481,922
*   Nortek, Inc.                                                324     26,620
    Northrop Grumman Corp.                                   56,649  6,883,420
*   Northwest Pipe Co.                                        5,952    212,903
#*  Ocean Power Technologies, Inc.                            3,894     10,514
*   Old Dominion Freight Line, Inc.                          47,799  2,898,053
#   Omega Flex, Inc.                                          3,089     62,305
*   On Assignment, Inc.                                      38,185  1,336,475
*   Orbital Sciences Corp.                                   41,401  1,217,189
#*  Orion Energy Systems, Inc.                               12,381     65,619
*   Orion Marine Group, Inc.                                  5,067     59,436

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- ----------
Industrials -- (Continued)
    Oshkosh Corp.                                            62,281 $3,457,218
    Owens Corning                                            79,942  3,265,631
    PACCAR, Inc.                                             19,500  1,247,610
    Pall Corp.                                                3,003    252,702
*   PAM Transportation Services, Inc.                         4,434    110,362
*   Park-Ohio Holdings Corp.                                  9,906    578,411
    Parker Hannifin Corp.                                    36,623  4,646,726
*   Patrick Industries, Inc.                                  7,312    292,992
#*  Patriot Transportation Holding, Inc.                      4,416    154,030
#*  Pendrell Corp.                                           18,245     30,104
    Pentair, Ltd.                                            70,577  5,243,165
*   PGT, Inc.                                                21,764    216,552
*   Pike Corp.                                               23,738    227,885
#   Pitney Bowes, Inc.                                       41,948  1,124,206
#*  Polypore International, Inc.                             32,177  1,115,898
    Powell Industries, Inc.                                   7,854    497,315
*   PowerSecure International, Inc.                          14,855    330,227
    Precision Castparts Corp.                                13,600  3,442,024
    Preformed Line Products Co.                               3,262    194,937
    Primoris Services Corp.                                  46,985  1,314,640
*   Proto Labs, Inc.                                          6,599    399,503
    Providence and Worcester Railroad Co.                       361      6,296
    Quad/Graphics, Inc.                                         962     20,827
*   Quality Distribution, Inc.                               13,962    175,502
    Quanex Building Products Corp.                           25,835    486,731
*   Quanta Services, Inc.                                    83,190  2,934,943
#   Raven Industries, Inc.                                   28,997    896,007
    Raytheon Co.                                             50,572  4,828,615
*   RBC Bearings, Inc.                                       15,860    987,444
*   RCM Technologies, Inc.                                    6,052     41,033
#*  Real Goods Solar, Inc. Class A                            2,594      7,600
    Regal-Beloit Corp.                                       30,979  2,315,061
*   Republic Airways Holdings, Inc.                          31,878    264,906
    Republic Services, Inc.                                 117,619  4,127,251
    Resources Connection, Inc.                               28,136    382,931
*   Rexnord Corp.                                             3,893    104,099
#*  Roadrunner Transportation Systems, Inc.                  25,148    619,395
    Robert Half International, Inc.                          25,616  1,147,597
    Rockwell Automation, Inc.                                21,300  2,538,534
    Rockwell Collins, Inc.                                   12,594    977,924
    Rollins, Inc.                                            15,685    471,805
    Roper Industries, Inc.                                   27,889  3,875,177
*   RPX Corp.                                                36,447    597,002
    RR Donnelley & Sons Co.                                 107,422  1,890,627
#*  Rush Enterprises, Inc. Class A                           20,327    652,497
*   Rush Enterprises, Inc. Class B                            1,308     36,990
    Ryder System, Inc.                                       37,176  3,055,124
*   Saia, Inc.                                               21,463    883,632
    Schawk, Inc.                                             15,296    305,920
    SIFCO Industries, Inc.                                    1,400     45,990
    Simpson Manufacturing Co., Inc.                          34,017  1,115,417
    SkyWest, Inc.                                            33,500    388,600

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
*   SL Industries, Inc.                                       4,400 $   120,956
    Snap-on, Inc.                                            35,034   4,063,944
    Southwest Airlines Co.                                  327,864   7,924,473
#*  SP Plus Corp.                                             8,787     214,579
*   Sparton Corp.                                             5,343     145,116
*   Spirit Aerosystems Holdings, Inc. Class A                83,702   2,513,571
*   Spirit Airlines, Inc.                                    33,102   1,881,518
    SPX Corp.                                                33,140   3,374,978
#*  Standard Register Co. (The)                               2,435      17,678
    Standex International Corp.                               9,071     538,545
    Stanley Black & Decker, Inc.                             54,497   4,680,747
    Steelcase, Inc. Class A                                  61,953   1,020,985
*   Stericycle, Inc.                                          7,200     838,368
#*  Sterling Construction Co., Inc.                          10,423      80,049
#   Sun Hydraulics Corp.                                     13,632     557,276
#*  Swift Transportation Co.                                 59,232   1,424,530
    Sypris Solutions, Inc.                                    8,523      25,825
#   TAL International Group, Inc.                            23,766   1,002,450
#*  Taser International, Inc.                                35,700     576,555
#*  Team, Inc.                                               13,373     573,568
#*  Tecumseh Products Co. Class A                             7,013      42,148
*   Tecumseh Products Co. Class B                               732       4,275
*   Teledyne Technologies, Inc.                              20,056   1,862,400
    Tennant Co.                                               9,900     631,521
#   Terex Corp.                                              78,722   3,407,875
*   Tetra Tech, Inc.                                         43,289   1,241,096
#   Textainer Group Holdings, Ltd.                           36,115   1,419,319
    Textron, Inc.                                            72,595   2,969,135
*   Thermon Group Holdings, Inc.                             15,179     361,564
    Timken Co. (The)                                         56,700   3,576,636
#   Titan International, Inc.                                33,766     591,243
#*  Titan Machinery, Inc.                                    13,896     245,125
    Toro Co. (The)                                           20,800   1,321,632
    Towers Watson & Co. Class A                              13,522   1,517,439
    TransDigm Group, Inc.                                     6,484   1,153,309
#*  TRC Cos., Inc.                                           14,409      85,445
#*  Trex Co., Inc.                                            8,812     691,918
*   Trimas Corp.                                             27,814     997,410
    Trinity Industries, Inc.                                 55,168   4,140,910
    Triumph Group, Inc.                                      34,541   2,238,602
*   TrueBlue, Inc.                                           29,296     783,668
*   Tutor Perini Corp.                                       34,334   1,016,286
#   Twin Disc, Inc.                                           8,316     240,582
    Tyco International, Ltd.                                 79,518   3,252,286
*   Ultralife Corp.                                           9,810      35,316
    UniFirst Corp.                                           10,127     974,622
    Union Pacific Corp.                                     105,422  20,075,511
*   United Continental Holdings, Inc.                       151,055   6,173,618
    United Parcel Service, Inc. Class B                      35,518   3,498,523
#*  United Rentals, Inc.                                     46,294   4,343,766
#   United Stationers, Inc.                                  27,489   1,031,662
    United Technologies Corp.                                77,336   9,151,169

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Industrials -- (Continued)
    Universal Forest Products, Inc.                         12,053 $    608,556
#   Universal Truckload Services, Inc.                       8,839      217,970
    URS Corp.                                               51,132    2,409,340
    US Ecology, Inc.                                        14,860      663,499
#*  USA Truck, Inc.                                          6,487      108,073
#*  USG Corp.                                               45,809    1,367,857
#   UTi Worldwide, Inc.                                     72,861      713,309
#   Valmont Industries, Inc.                                14,619    2,176,915
*   Verisk Analytics, Inc. Class A                           7,138      428,922
*   Versar, Inc.                                             2,944       11,364
    Viad Corp.                                              13,879      319,911
*   Vicor Corp.                                             13,305      111,230
*   Virco Manufacturing Corp.                                2,861        6,280
*   Volt Information Sciences, Inc.                          9,139       72,929
    VSE Corp.                                                2,232      139,433
#*  Wabash National Corp.                                   48,869      652,890
*   WABCO Holdings, Inc.                                    16,152    1,728,426
    Wabtec Corp.                                            44,632    3,327,316
    Waste Connections, Inc.                                 81,561    3,642,514
    Waste Management, Inc.                                  99,177    4,408,418
    Watsco, Inc.                                            16,211    1,668,274
    Watsco, Inc. Class B                                     1,750      177,223
#   Watts Water Technologies, Inc. Class A                  19,431    1,033,729
#   Werner Enterprises, Inc.                                51,931    1,329,434
*   Wesco Aircraft Holdings, Inc.                           13,602      275,577
#*  WESCO International, Inc.                               31,146    2,733,996
*   Willdan Group, Inc.                                      3,100       14,477
*   Willis Lease Finance Corp.                               4,123       83,120
    Woodward, Inc.                                          38,733    1,736,400
    WW Grainger, Inc.                                        5,290    1,345,776
#*  Xerium Technologies, Inc.                                1,334       18,009
#*  XPO Logistics, Inc.                                     14,358      389,676
    Xylem, Inc.                                             41,301    1,552,505
#*  YRC Worldwide, Inc.                                      1,209       27,118
                                                                   ------------
Total Industrials                                                   643,648,142
                                                                   ------------
Information Technology -- (13.9%)
#*  3D Systems Corp.                                        35,217    1,667,173
    Accenture P.L.C. Class A                                42,489    3,408,468
*   ACI Worldwide, Inc.                                     22,957    1,311,993
    Activision Blizzard, Inc.                              174,932    3,500,389
*   Actuate Corp.                                           34,112      192,051
*   Acxiom Corp.                                            52,793    1,490,874
*   ADDvantage Technologies Group, Inc.                      2,391        8,034
*   Adobe Systems, Inc.                                     40,712    2,511,523
    ADTRAN, Inc.                                            40,925      917,948
*   Advanced Energy Industries, Inc.                        28,122      615,309
#*  Advanced Micro Devices, Inc.                            48,497      198,353
#   Advent Software, Inc.                                   25,003      720,586
*   Aeroflex Holding Corp.                                   2,215       16,945
#*  Aetrium, Inc.                                              171          864
*   Agilysys, Inc.                                          14,908      186,946

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
*   Akamai Technologies, Inc.                                35,058 $ 1,860,528
*   Alliance Data Systems Corp.                               6,595   1,595,330
#*  Alpha & Omega Semiconductor, Ltd.                         7,964      57,341
    Altera Corp.                                             53,398   1,736,503
    Amdocs, Ltd.                                             55,413   2,578,367
    American Software, Inc. Class A                          15,060     145,178
*   Amkor Technology, Inc.                                   95,301     757,643
    Amphenol Corp. Class A                                    9,871     941,200
*   Amtech Systems, Inc.                                      4,600      39,330
#*  ANADIGICS, Inc.                                          44,528      55,660
    Analog Devices, Inc.                                     70,713   3,626,870
    Anixter International, Inc.                              19,768   1,936,869
*   ANSYS, Inc.                                              17,453   1,331,838
*   AOL, Inc.                                                61,516   2,633,500
    Apple, Inc.                                             120,852  71,313,557
    Applied Materials, Inc.                                 175,155   3,338,454
*   Applied Micro Circuits Corp.                             27,372     265,782
*   ARRIS Group, Inc.                                        86,767   2,263,751
*   Arrow Electronics, Inc.                                  71,420   4,053,085
*   Aspen Technology, Inc.                                   13,125     564,244
    Astro-Med, Inc.                                           3,998      50,255
*   Atmel Corp.                                             233,715   1,815,966
*   Autodesk, Inc.                                           16,100     773,122
    Automatic Data Processing, Inc.                          30,228   2,356,575
    Avago Technologies, Ltd.                                 11,700     742,950
#*  AVG Technologies NV                                       7,962     149,128
#*  Aviat Networks, Inc.                                     32,925      49,717
#*  Avid Technology, Inc.                                    25,420     191,921
    Avnet, Inc.                                              91,664   3,953,468
    AVX Corp.                                               102,896   1,373,662
*   Aware, Inc.                                               4,426      24,520
*   Axcelis Technologies, Inc.                               45,801      81,984
#   Badger Meter, Inc.                                        9,582     474,788
*   Bankrate, Inc.                                           46,445     813,716
*   Bazaarvoice, Inc.                                         2,561      17,210
    Bel Fuse, Inc. Class A                                    1,600      32,576
    Bel Fuse, Inc. Class B                                    5,833     126,926
    Belden, Inc.                                             30,033   2,216,736
*   Benchmark Electronics, Inc.                              42,700     989,786
    Black Box Corp.                                          13,000     276,380
    Blackbaud, Inc.                                          14,689     447,280
#*  Blackhawk Network Holdings, Inc. Class B                 15,657     360,581
*   Blucora, Inc.                                            28,952     557,326
    Booz Allen Hamilton Holding Corp.                        19,867     461,709
#*  Bottomline Technologies de, Inc.                         26,059     824,507
    Broadcom Corp. Class A                                   27,900     859,599
    Broadridge Financial Solutions, Inc.                     36,086   1,383,537
*   Brocade Communications Systems, Inc.                    309,349   2,880,039
    Brooks Automation, Inc.                                  46,670     477,434
*   Bsquare Corp.                                             5,039      16,125
*   BTU International, Inc.                                   3,282       9,616
    CA, Inc.                                                151,661   4,571,063

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
*   Cabot Microelectronics Corp.                             17,127 $   742,798
#*  CACI International, Inc. Class A                         17,967   1,251,402
*   Cadence Design Systems, Inc.                             83,795   1,303,850
*   CalAmp Corp.                                              8,625     153,094
*   Calix, Inc.                                              34,797     306,562
*   Cardtronics, Inc.                                        32,677   1,094,026
*   Cascade Microtech, Inc.                                   3,846      41,075
#   Cass Information Systems, Inc.                            7,758     391,857
*   Ceva, Inc.                                               14,352     232,933
*   Checkpoint Systems, Inc.                                 28,197     360,076
*   ChyronHego Corp.                                          1,964       4,694
*   CIBER, Inc.                                              66,827     288,693
#*  Ciena Corp.                                              47,298     935,081
#*  Cinedigm Corp.                                           34,161      85,402
#*  Cirrus Logic, Inc.                                       45,978   1,025,309
    Cisco Systems, Inc.                                   1,252,046  28,934,783
#*  Citrix Systems, Inc.                                     11,700     693,927
*   Clearfield, Inc.                                          7,734     121,888
*   Cognex Corp.                                             58,188   2,003,413
*   Cognizant Technology Solutions Corp. Class A             22,496   1,077,671
*   Coherent, Inc.                                           16,089     960,674
    Cohu, Inc.                                                8,084      83,265
    Communications Systems, Inc.                              6,432      77,763
*   CommVault Systems, Inc.                                  10,838     524,559
    Computer Sciences Corp.                                  69,042   4,085,906
#   Computer Task Group, Inc.                                12,633     199,728
    Compuware Corp.                                         140,073   1,451,156
*   comScore, Inc.                                            6,858     214,861
    Comtech Telecommunications Corp.                         11,997     380,905
*   Comverse, Inc.                                            2,678      66,789
#*  Concur Technologies, Inc.                                11,129     895,551
    Concurrent Computer Corp.                                 5,474      45,927
*   Constant Contact, Inc.                                   14,788     382,418
#   Convergys Corp.                                          76,211   1,641,585
#*  Conversant, Inc.                                         92,529   2,261,409
*   CoreLogic, Inc.                                          68,056   1,907,610
    Corning, Inc.                                           326,108   6,818,918
*   CoStar Group, Inc.                                       16,429   2,643,262
#*  Cray, Inc.                                               28,000     803,880
#*  Cree, Inc.                                               52,552   2,478,878
*   Crexendo, Inc.                                            4,869      15,483
    CSG Systems International, Inc.                          26,177     690,026
    CTS Corp.                                                23,257     413,742
#*  CyberOptics Corp.                                         1,680      12,634
    Daktronics, Inc.                                         29,198     380,158
*   Datalink Corp.                                           12,231     157,046
*   Dealertrack Technologies, Inc.                           30,974   1,415,202
#*  Demand Media, Inc.                                       13,967      58,103
*   Dice Holdings, Inc.                                      41,730     319,234
#   Diebold, Inc.                                            44,429   1,670,975
*   Digi International, Inc.                                 16,057     142,265
    Digimarc Corp.                                            3,690     121,844

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
*   Digital River, Inc.                                      24,491 $   374,467
*   Diodes, Inc.                                             31,176     822,111
#*  Dolby Laboratories, Inc. Class A                         24,663     982,821
*   Dot Hill Systems Corp.                                   18,403      76,004
*   DSP Group, Inc.                                          12,700     101,092
    DST Systems, Inc.                                        29,737   2,741,454
*   DTS, Inc.                                                10,231     190,399
    EarthLink Holdings Corp.                                 68,533     233,698
*   eBay, Inc.                                              111,862   5,797,807
#   Ebix, Inc.                                               22,273     351,468
#*  Echelon Corp.                                             3,518       9,112
*   EchoStar Corp. Class A                                   27,545   1,238,423
*   Edgewater Technology, Inc.                                4,254      30,118
    Electro Rent Corp.                                       16,270     262,760
#   Electro Scientific Industries, Inc.                      15,323     129,939
*   Electronic Arts, Inc.                                    40,781   1,154,102
*   Electronics for Imaging, Inc.                            33,068   1,249,640
#*  Ellie Mae, Inc.                                           7,987     194,803
#*  eMagin Corp.                                              6,351      15,306
    EMC Corp.                                               415,286  10,714,379
*   Emcore Corp.                                              9,873      47,687
*   Emulex Corp.                                             64,780     463,177
*   Entegris, Inc.                                           95,408   1,058,075
#*  Entropic Communications, Inc.                            62,937     232,238
*   Envestnet, Inc.                                           6,398     235,766
*   EPAM Systems, Inc.                                       19,657     611,922
    EPIQ Systems, Inc.                                       24,762     316,706
*   ePlus, Inc.                                               5,292     264,812
#*  Equinix, Inc.                                            13,520   2,539,191
*   Euronet Worldwide, Inc.                                  34,192   1,572,490
*   Exar Corp.                                               33,107     358,218
*   ExlService Holdings, Inc.                                22,324     631,658
*   Extreme Networks, Inc.                                   65,643     375,478
*   F5 Networks, Inc.                                         6,260     658,364
*   Fabrinet                                                 10,299     222,458
#   FactSet Research Systems, Inc.                            7,011     746,671
    Fair Isaac Corp.                                         26,082   1,491,890
*   Fairchild Semiconductor International, Inc.              86,101   1,096,066
*   FalconStor Software, Inc.                                19,668      29,895
*   FARO Technologies, Inc.                                  11,101     442,930
    FEI Co.                                                  24,374   1,938,220
    Fidelity National Information Services, Inc.            123,557   6,601,650
#*  Finisar Corp.                                            67,866   1,774,696
#*  First Solar, Inc.                                        65,568   4,425,184
*   Fiserv, Inc.                                             84,000   5,105,520
*   FleetCor Technologies, Inc.                               1,400     159,782
    FLIR Systems, Inc.                                       80,549   2,741,888
*   FormFactor, Inc.                                         39,132     225,009
    Forrester Research, Inc.                                 14,014     496,516
*   Fortinet, Inc.                                           14,650     322,007
#*  Freescale Semiconductor, Ltd.                            32,917     723,186
*   Frequency Electronics, Inc.                               4,145      44,165

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------
Information Technology -- (Continued)
*   Gartner, Inc.                                            13,847 $   954,612
*   Genpact, Ltd.                                           102,158   1,722,384
*   Global Cash Access Holdings, Inc.                        47,075     310,695
    Global Payments, Inc.                                    42,703   2,853,841
#   Globalscape, Inc.                                         3,392       8,378
*   Google, Inc. Class A                                     13,528   7,235,857
*   Google, Inc. Class C                                     12,928   6,808,660
*   GSE Systems, Inc.                                         8,763      15,335
*   GSI Group, Inc.                                          11,371     138,044
*   GSI Technology, Inc.                                     15,322      97,295
#*  GT Advanced Technologies, Inc.                           59,499     988,278
*   GTT Communications, Inc.                                  1,600      19,360
#*  Guidance Software, Inc.                                   6,777      62,416
*   Guidewire Software, Inc.                                    481      18,163
    Hackett Group, Inc. (The)                                24,377     146,262
*   Harmonic, Inc.                                           73,129     514,097
    Harris Corp.                                             24,426   1,795,799
#   Heartland Payment Systems, Inc.                          18,506     757,636
    Hewlett-Packard Co.                                     707,815  23,400,364
    Hittite Microwave Corp.                                  17,610   1,045,330
#*  Hutchinson Technology, Inc.                              15,007      41,719
    IAC/InterActiveCorp                                      77,073   5,108,398
*   ID Systems, Inc.                                          4,988      28,082
#*  Identive Group, Inc.                                     18,368      15,613
*   IEC Electronics Corp.                                     4,588      20,417
*   iGATE Corp.                                              27,136     993,178
*   II-VI, Inc.                                              40,830     587,952
*   Imation Corp.                                            25,756     111,266
#*  Immersion Corp.                                          13,356     151,457
#*  Infinera Corp.                                           80,189     718,493
*   Informatica Corp.                                        17,096     606,053
*   Ingram Micro, Inc. Class A                              106,394   2,868,382
*   Innodata, Inc.                                           15,241      51,362
*   Inphi Corp.                                              13,373     197,787
*   Insight Enterprises, Inc.                                34,350     897,222
*   Integrated Device Technology, Inc.                      100,218   1,169,544
*   Integrated Silicon Solution, Inc.                        19,298     279,049
    Intel Corp.                                           1,402,548  37,434,006
*   Intellicheck Mobilisa, Inc.                               2,872       1,953
*   Interactive Intelligence Group, Inc.                      8,480     530,594
#   InterDigital, Inc.                                       18,272     634,404
#*  Internap Network Services Corp.                          36,369     244,400
    International Business Machines Corp.                    64,884  12,747,759
*   International Rectifier Corp.                            51,167   1,332,389
*   Interphase Corp.                                          2,400      13,080
    Intersil Corp. Class A                                   88,652   1,093,966
*   Intevac, Inc.                                            10,738      86,441
*   IntraLinks Holdings, Inc.                                25,699     235,146
*   IntriCon Corp.                                            3,283      21,701
    Intuit, Inc.                                             18,374   1,391,830
#*  InvenSense, Inc.                                          1,102      23,726
#*  IPG Photonics Corp.                                      19,699   1,273,146

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
*   Iteris, Inc.                                              3,900 $     7,566
#*  Itron, Inc.                                              25,913     984,694
*   Ixia                                                     51,019     633,656
    IXYS Corp.                                               20,163     217,559
#   j2 Global, Inc.                                          35,246   1,634,005
    Jabil Circuit, Inc.                                     144,108   2,487,304
    Jack Henry & Associates, Inc.                            34,105   1,881,232
*   JDS Uniphase Corp.                                      113,461   1,437,551
*   Juniper Networks, Inc.                                  215,215   5,313,658
*   Kemet Corp.                                              25,026     125,380
*   Key Tronic Corp.                                          5,745      60,208
    KLA-Tencor Corp.                                         47,962   3,069,088
*   Knowles Corp.                                            22,864     638,591
#*  Kofax, Ltd.                                               4,619      35,012
#*  Kopin Corp.                                              43,212     140,871
*   Kulicke & Soffa Industries, Inc.                         52,900     778,159
*   KVH Industries, Inc.                                     10,836     146,394
*   Lam Research Corp.                                       64,737   3,729,499
*   Lattice Semiconductor Corp.                              79,245     667,243
#   Leidos Holdings, Inc.                                    53,283   1,984,259
    Lexmark International, Inc. Class A                      44,170   1,899,310
*   LGL Group, Inc. (The)                                     1,209       5,924
*   Limelight Networks, Inc.                                 53,816     111,399
    Linear Technology Corp.                                  25,367   1,128,831
*   Lionbridge Technologies, Inc.                            41,227     242,415
*   Liquidity Services, Inc.                                  1,628      28,083
    Littelfuse, Inc.                                         16,057   1,453,961
*   LogMeIn, Inc.                                               790      35,905
*   LoJack Corp.                                             17,765     100,728
    LSI Corp.                                               124,011   1,381,483
*   LTX-Credence Corp.                                       31,104     299,531
*   M/A-COM Technology Solutions Holdings, Inc.               2,356      41,254
*   Magnachip Semiconductor Corp.                            25,149     352,086
*   Manhattan Associates, Inc.                               45,480   1,433,984
#   ManTech International Corp. Class A                      14,962     446,316
    Marchex, Inc. Class B                                    13,951     129,047
    Marvell Technology Group, Ltd.                          190,555   3,022,202
    MasterCard, Inc. Class A                                 49,116   3,612,482
#*  Mattersight Corp.                                         2,980      18,804
*   Mattson Technology, Inc.                                 29,541      58,787
    Maxim Integrated Products, Inc.                          58,823   1,908,218
    MAXIMUS, Inc.                                            44,800   1,907,136
*   MaxLinear, Inc. Class A                                   5,479      43,120
#*  Maxwell Technologies, Inc.                               16,511     248,656
*   Measurement Specialties, Inc.                            10,785     694,015
    Mentor Graphics Corp.                                    80,427   1,664,839
*   Mercury Systems, Inc.                                    19,863     277,287
#   Mesa Laboratories, Inc.                                   2,490     213,393
    Methode Electronics, Inc.                                26,314     729,950
    Micrel, Inc.                                             40,728     405,651
#   Microchip Technology, Inc.                               37,893   1,801,433
*   Micron Technology, Inc.                                 431,051  11,259,052

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Information Technology -- (Continued)
*   MICROS Systems, Inc.                                     24,339 $ 1,253,458
*   Microsemi Corp.                                          65,941   1,550,932
    Microsoft Corp.                                         631,854  25,526,902
    MKS Instruments, Inc.                                    37,714   1,061,649
    MOCON, Inc.                                               3,290      52,574
#*  ModusLink Global Solutions, Inc.                         22,105      89,304
*   MoneyGram International, Inc.                             7,036      92,875
*   Monolithic Power Systems, Inc.                           24,423     906,093
    Monotype Imaging Holdings, Inc.                          24,397     644,325
*   Monster Worldwide, Inc.                                  77,087     531,129
#*  MoSys, Inc.                                              27,890     109,050
    Motorola Solutions, Inc.                                 39,832   2,532,519
*   Move, Inc.                                               25,547     273,097
#   MTS Systems Corp.                                        10,207     658,045
*   Multi-Fineline Electronix, Inc.                          15,161     187,693
*   Nanometrics, Inc.                                        15,684     255,022
*   NAPCO Security Technologies, Inc.                         4,744      27,705
#   National Instruments Corp.                               25,505     696,542
*   NCI, Inc. Class A                                         2,997      29,880
*   NCR Corp.                                                56,822   1,733,639
    NetApp, Inc.                                             90,995   3,240,332
*   NETGEAR, Inc.                                            25,741     831,434
#*  Netlist, Inc.                                             4,619       7,483
*   Netscout Systems, Inc.                                   28,771   1,120,918
*   NetSuite, Inc.                                            9,300     718,983
#*  NeuStar, Inc. Class A                                    20,843     536,082
*   Newport Corp.                                            26,884     502,193
    NIC, Inc.                                                16,205     297,200
#*  Novatel Wireless, Inc.                                   20,282      36,710
#*  Nuance Communications, Inc.                              89,292   1,436,708
#*  Numerex Corp. Class A                                     7,077      72,539
    NVIDIA Corp.                                            158,800   2,933,036
*   Oclaro, Inc.                                             17,570      59,738
*   OmniVision Technologies, Inc.                            37,945     741,066
*   ON Semiconductor Corp.                                  243,090   2,287,477
#*  Onvia, Inc.                                                 521       2,717
#*  OpenTable, Inc.                                           5,991     402,356
*   Oplink Communications, Inc.                              12,999     222,803
    Optical Cable Corp.                                       2,727      10,335
    Oracle Corp.                                            262,413  10,727,443
*   OSI Systems, Inc.                                        14,423     804,948
#*  Pandora Media, Inc.                                       1,538      36,020
*   PAR Technology Corp.                                      6,291      30,386
    Park Electrochemical Corp.                               13,101     349,273
    Paychex, Inc.                                            47,127   1,970,380
    PC Connection, Inc.                                      15,200     304,152
    PC-Tel, Inc.                                              9,651      79,621
*   PCM, Inc.                                                 6,559      68,345
*   PDF Solutions, Inc.                                      16,779     314,942
    Pegasystems, Inc.                                        14,838     245,866
    Perceptron, Inc.                                          5,431      64,086
*   Perficient, Inc.                                         23,915     436,927

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Information Technology -- (Continued)
*   Pericom Semiconductor Corp.                               14,990 $  120,969
*   Photronics, Inc.                                          40,446    351,071
#*  Pixelworks, Inc.                                           4,735     24,291
#*  Planar Systems, Inc.                                       8,372     18,418
    Plantronics, Inc.                                         31,170  1,358,077
*   Plexus Corp.                                              23,772    996,522
*   PLX Technology, Inc.                                      23,024    133,539
*   PMC-Sierra, Inc.                                         136,266    932,059
*   Polycom, Inc.                                            104,302  1,282,915
    Power Integrations, Inc.                                  18,346    866,482
*   PRGX Global, Inc.                                         15,202     97,749
#*  Procera Networks, Inc.                                     3,765     34,864
*   Progress Software Corp.                                   39,983    858,035
*   PROS Holdings, Inc.                                        4,254    116,560
*   PTC, Inc.                                                 59,372  2,099,988
*   Pulse Electronics Corp.                                    1,070      3,531
    QAD, Inc. Class A                                          6,498    123,787
    QAD, Inc. Class B                                          1,920     29,933
*   QLogic Corp.                                              62,252    720,878
    QUALCOMM, Inc.                                            97,496  7,673,910
*   Qualstar Corp.                                               500        755
#*  QuickLogic Corp.                                           6,938     32,817
*   QuinStreet, Inc.                                           8,681     52,954
*   Qumu Corp.                                                 5,408     72,738
#*  Rackspace Hosting, Inc.                                    6,202    179,982
#*  Radisys Corp.                                             17,046     54,547
#*  Rambus, Inc.                                              79,978    966,934
*   RealD, Inc.                                               14,528    159,227
#*  RealNetworks, Inc.                                        20,921    157,744
#*  RealPage, Inc.                                             9,062    160,850
*   Red Hat, Inc.                                             14,800    720,020
*   Reis, Inc.                                                 6,463    106,381
*   Relm Wireless Corp.                                          766      2,466
#*  Remark Media, Inc.                                           418      2,408
#   RF Industries, Ltd.                                        3,883     23,725
*   RF Micro Devices, Inc.                                   194,407  1,640,795
#   Richardson Electronics, Ltd.                               8,608     86,252
*   Riverbed Technology, Inc.                                 39,694    772,048
*   Rofin-Sinar Technologies, Inc.                            16,716    371,095
*   Rogers Corp.                                              11,544    692,871
*   Rosetta Stone, Inc.                                       15,557    185,284
*   Rovi Corp.                                                64,011  1,426,805
*   Rubicon Technology, Inc.                                  13,459    136,340
*   Rudolph Technologies, Inc.                                21,979    200,229
*   Saba Software, Inc.                                       13,847    152,317
*   Salesforce.com, Inc.                                      32,220  1,664,163
    SanDisk Corp.                                             60,494  5,140,175
*   Sanmina Corp.                                             58,782  1,190,335
*   Sapient Corp.                                             93,937  1,528,355
*   ScanSource, Inc.                                          18,185    698,486
    Science Applications International Corp.                  30,447  1,187,433
*   Seachange International, Inc.                             22,574    211,518

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Information Technology -- (Continued)
    Seagate Technology P.L.C.                                 74,761 $3,930,933
*   Semtech Corp.                                             46,323  1,110,826
*   ShoreTel, Inc.                                            42,758    322,823
*   Sigma Designs, Inc.                                       19,833     74,770
#*  Silicon Graphics International Corp.                      17,281    208,754
*   Silicon Image, Inc.                                       55,585    311,832
*   Silicon Laboratories, Inc.                                29,305  1,317,260
*   Skyworks Solutions, Inc.                                 112,578  4,621,327
*   SMTC Corp.                                                 8,334     12,751
*   SolarWinds, Inc.                                           9,134    368,283
    Solera Holdings, Inc.                                      5,888    381,425
#*  Sonus Networks, Inc.                                     197,543    645,966
*   Spansion, Inc. Class A                                    40,874    728,783
#*  Spark Networks, Inc.                                       3,880     17,576
#*  Speed Commerce, Inc.                                      15,685     51,760
*   SS&C Technologies Holdings, Inc.                          46,066  1,792,889
#*  Stamps.com, Inc.                                          10,521    365,184
*   StarTek, Inc.                                              7,712     53,598
#*  Stratasys, Ltd.                                           22,554  2,184,806
*   SunEdison, Inc.                                          141,140  2,714,122
#*  SunPower Corp.                                            60,268  2,014,157
*   Super Micro Computer, Inc.                                25,605    521,318
#*  support.com, Inc.                                         36,277     89,604
*   Sykes Enterprises, Inc.                                   30,694    607,434
    Symantec Corp.                                           166,806  3,382,826
#*  Synaptics, Inc.                                           23,197  1,441,694
#*  Synchronoss Technologies, Inc.                            20,072    610,992
*   SYNNEX Corp.                                              26,278  1,770,612
*   Synopsys, Inc.                                            69,149  2,601,385
#*  Syntel, Inc.                                               6,037    484,892
*   Take-Two Interactive Software, Inc.                      124,881  2,545,075
    TE Connectivity, Ltd.                                     85,564  5,046,565
*   Tech Data Corp.                                           28,563  1,784,902
*   TeleCommunication Systems, Inc. Class A                   33,220     84,711
*   Telenav, Inc.                                             25,300    155,089
*   TeleTech Holdings, Inc.                                   35,981    868,221
#*  Teradata Corp.                                            22,000  1,000,120
#*  Teradyne, Inc.                                           133,582  2,360,394
#   Tessco Technologies, Inc.                                  5,854    192,538
    Tessera Technologies, Inc.                                37,392    820,007
    Texas Instruments, Inc.                                   60,889  2,767,405
    TheStreet, Inc.                                           12,656     32,526
*   TIBCO Software, Inc.                                      77,066  1,512,806
*   TiVo, Inc.                                                10,054    119,240
    Total System Services, Inc.                               80,762  2,565,809
    Transact Technologies, Inc.                                5,300     56,657
*   Trimble Navigation, Ltd.                                  52,092  2,001,896
*   TriQuint Semiconductor, Inc.                             111,918  1,586,997
#*  TTM Technologies, Inc.                                    47,667    376,093
*   Tyler Technologies, Inc.                                  18,173  1,483,825
*   Ultimate Software Group, Inc. (The)                        3,200    382,816
*   Ultra Clean Holdings, Inc.                                17,635    150,250

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Information Technology -- (Continued)
*   Ultratech, Inc.                                         19,109 $    508,682
*   Unisys Corp.                                            20,523      500,145
    United Online, Inc.                                      9,323      110,478
#*  Unwired Planet, Inc.                                    24,541       55,953
#*  Veeco Instruments, Inc.                                 26,682      986,434
*   VeriFone Systems, Inc.                                  60,130    2,010,747
*   Verint Systems, Inc.                                    22,019      963,772
#*  VeriSign, Inc.                                          14,100      665,238
#*  ViaSat, Inc.                                            28,958    1,859,393
#*  Viasystems Group, Inc.                                  10,620      127,652
*   Vicon Industries, Inc.                                     916        2,675
*   Video Display Corp.                                      3,247       11,267
*   Virtusa Corp.                                           21,489      708,492
    Visa, Inc. Class A                                      97,604   19,775,546
#   Vishay Intertechnology, Inc.                           131,644    1,871,978
*   Vishay Precision Group, Inc.                             9,403      152,611
#*  VistaPrint NV                                           14,276      563,474
#*  VMware, Inc. Class A                                     3,400      314,534
#   Wayside Technology Group, Inc.                           3,335       53,894
#*  Web.com Group, Inc.                                     30,956      950,659
#*  WebMD Health Corp.                                      28,628    1,262,208
*   Westell Technologies, Inc. Class A                      29,716       96,874
    Western Digital Corp.                                   82,365    7,258,827
#   Western Union Co. (The)                                 29,969      475,608
*   WEX, Inc.                                               22,892    2,196,945
    Xerox Corp.                                            576,168    6,965,871
    Xilinx, Inc.                                            60,741    2,866,368
*   XO Group, Inc.                                          17,814      189,185
*   Yahoo!, Inc.                                            94,588    3,400,439
*   Zebra Technologies Corp. Class A                        35,863    2,490,327
*   Zix Corp.                                               41,374      135,707
*   Zygo Corp.                                              12,148      233,727
#*  Zynga, Inc. Class A                                    421,209    1,705,896
                                                                   ------------
Total Information Technology                                        699,959,617
                                                                   ------------
Materials -- (4.7%)
    A Schulman, Inc.                                        19,913      715,275
*   AEP Industries, Inc.                                     3,678      131,010
    Air Products & Chemicals, Inc.                          11,238    1,320,690
    Airgas, Inc.                                            21,525    2,287,247
    Albemarle Corp.                                         53,117    3,560,964
    Alcoa, Inc.                                            462,297    6,227,141
    Allegheny Technologies, Inc.                            73,540    3,029,848
#*  Allied Nevada Gold Corp.                                 8,534       28,930
#*  AM Castle & Co.                                         15,119      185,661
    AMCOL International Corp.                               21,489      985,271
#   American Vanguard Corp.                                 19,985      355,933
    Ampco-Pittsburgh Corp.                                   4,586       91,858
#   Aptargroup, Inc.                                        35,787    2,412,760
*   Arabian American Development Co.                         9,325      101,922
    Ashland, Inc.                                           36,227    3,499,528
    Avery Dennison Corp.                                    69,201    3,367,321

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Materials -- (Continued)
    Axiall Corp.                                             32,379 $ 1,508,861
    Balchem Corp.                                            11,392     705,734
    Ball Corp.                                               22,000   1,236,180
    Bemis Co., Inc.                                          66,895   2,691,855
    Cabot Corp.                                              45,400   2,624,120
*   Calgon Carbon Corp.                                      38,212     765,386
#   Carpenter Technology Corp.                               31,995   2,009,286
    Celanese Corp. Series A                                   9,746     598,697
*   Century Aluminum Co.                                     63,409     871,874
    CF Industries Holdings, Inc.                             29,832   7,313,911
    Chase Corp.                                               3,920     122,069
*   Chemtura Corp.                                           69,113   1,541,220
*   Clearwater Paper Corp.                                   15,020     922,078
#   Cliffs Natural Resources, Inc.                          106,732   1,891,291
*   Coeur Mining, Inc.                                       56,121     486,008
    Commercial Metals Co.                                    81,961   1,573,651
    Compass Minerals International, Inc.                      5,629     515,616
#*  Contango ORE, Inc.                                          780       9,282
*   Core Molding Technologies, Inc.                           4,878      58,585
*   Crown Holdings, Inc.                                     12,300     580,191
    Cytec Industries, Inc.                                   30,535   2,910,596
    Deltic Timber Corp.                                       6,480     393,660
    Domtar Corp.                                             23,271   2,172,581
    Dow Chemical Co. (The)                                  264,593  13,203,191
    Eagle Materials, Inc.                                    28,380   2,364,905
    Eastman Chemical Co.                                     57,203   4,986,386
    Ecolab, Inc.                                             24,109   2,522,766
    EI du Pont de Nemours & Co.                              47,793   3,217,425
*   Ferro Corp.                                              66,118     858,212
#*  Flotek Industries, Inc.                                  25,460     713,135
    FMC Corp.                                                20,400   1,570,800
    Freeport-McMoRan Copper & Gold, Inc.                    227,006   7,802,196
    Friedman Industries, Inc.                                 5,121      43,938
#   FutureFuel Corp.                                         23,261     466,848
#*  General Moly, Inc.                                       58,531      64,384
    Globe Specialty Metals, Inc.                             52,158   1,010,822
#*  Golden Minerals Co.                                       7,078       4,955
*   Graphic Packaging Holding Co.                           223,749   2,295,665
    Greif, Inc. Class A                                      17,510     948,867
    Greif, Inc. Class B                                       8,861     521,115
    Hawkins, Inc.                                             6,748     244,278
    Haynes International, Inc.                                8,262     438,299
#   HB Fuller Co.                                            35,453   1,642,537
*   Headwaters, Inc.                                         38,559     481,216
#   Hecla Mining Co.                                        155,821     478,370
#*  Horsehead Holding Corp.                                  32,234     502,528
    Huntsman Corp.                                          155,050   3,884,003
    Innophos Holdings, Inc.                                  15,788     891,075
    Innospec, Inc.                                           16,438     707,820
    International Flavors & Fragrances, Inc.                  8,200     807,864
    International Paper Co.                                 135,000   6,297,750
#*  Intrepid Potash, Inc.                                    39,496     643,785

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Materials -- (Continued)
#   Kaiser Aluminum Corp.                                     12,565 $  884,576
*   KapStone Paper and Packaging Corp.                        67,210  1,773,000
    KMG Chemicals, Inc.                                        7,438    116,107
    Koppers Holdings, Inc.                                     8,940    381,738
*   Kraton Performance Polymers, Inc.                         21,810    568,151
    Kronos Worldwide, Inc.                                    33,276    520,769
*   Landec Corp.                                              18,470    219,054
#*  Louisiana-Pacific Corp.                                   89,963  1,474,494
*   LSB Industries, Inc.                                      15,430    589,272
    LyondellBasell Industries NV Class A                      77,049  7,127,032
#   Martin Marietta Materials, Inc.                           24,681  3,068,589
    Materion Corp.                                            14,302    481,262
#*  McEwen Mining, Inc.                                      111,948    268,675
    MeadWestvaco Corp.                                        98,891  3,863,671
#*  Mercer International, Inc.                                23,114    191,384
#*  Metabolix, Inc.                                            1,632      1,681
    Minerals Technologies, Inc.                               24,648  1,466,310
#*  Mines Management, Inc.                                     1,064      1,351
#*  Molycorp, Inc.                                             2,500     11,875
    Monsanto Co.                                              31,073  3,439,781
    Mosaic Co. (The)                                          65,440  3,274,618
    Myers Industries, Inc.                                    24,254    453,550
    Neenah Paper, Inc.                                        11,547    581,622
#   NewMarket Corp.                                            6,400  2,382,848
    Newmont Mining Corp.                                      68,775  1,707,683
*   Northern Technologies International Corp.                    929     19,648
    Nucor Corp.                                               74,096  3,834,468
#   Olin Corp.                                                54,726  1,537,801
    Olympic Steel, Inc.                                        7,202    189,845
#   OM Group, Inc.                                            21,791    638,258
*   OMNOVA Solutions, Inc.                                    31,590    288,101
*   Owens-Illinois, Inc.                                     107,040  3,401,731
    Packaging Corp. of America                                49,760  3,315,509
*   Penford Corp.                                              8,331    104,971
    PH Glatfelter Co.                                         27,085    691,209
    PolyOne Corp.                                             63,384  2,374,998
    PPG Industries, Inc.                                      10,790  2,089,160
    Praxair, Inc.                                             24,504  3,198,997
    Quaker Chemical Corp.                                      9,345    695,548
    Reliance Steel & Aluminum Co.                             49,302  3,491,568
*   Resolute Forest Products, Inc.                             2,286     40,782
    Rock-Tenn Co. Class A                                     29,685  2,838,183
    Rockwood Holdings, Inc.                                   42,536  3,022,183
#   Royal Gold, Inc.                                          30,200  1,999,240
    RPM International, Inc.                                   70,295  2,998,785
*   RTI International Metals, Inc.                            20,358    573,281
#   Schnitzer Steel Industries, Inc. Class A                  18,562    521,035
    Schweitzer-Mauduit International, Inc.                    22,274    972,037
    Scotts Miracle-Gro Co. (The) Class A                      13,406    820,581
    Sealed Air Corp.                                         117,429  4,028,989
#*  Senomyx, Inc.                                             11,087     90,803
    Sensient Technologies Corp.                               35,608  1,924,612

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Materials -- (Continued)
      Sherwin-Williams Co. (The)                             8,800 $  1,758,592
      Sigma-Aldrich Corp.                                    9,500      913,995
      Silgan Holdings, Inc.                                 15,753      783,712
      Sonoco Products Co.                                   55,927    2,353,408
#     Southern Copper Corp.                                 11,634      350,649
      Steel Dynamics, Inc.                                 154,389    2,820,687
      Stepan Co.                                            14,992      866,987
#*    Stillwater Mining Co.                                 82,167    1,296,595
*     SunCoke Energy, Inc.                                  44,352      925,626
#     Synalloy Corp.                                         4,403       68,247
#*    Texas Industries, Inc.                                19,423    1,683,974
      Tredegar Corp.                                        12,950      269,490
      Tronox, Ltd. Class A                                  35,449      868,501
#     United States Lime & Minerals, Inc.                    3,102      167,694
#     United States Steel Corp.                            100,605    2,617,742
*     Universal Stainless & Alloy Products, Inc.             3,717      133,403
#     US Silica Holdings, Inc.                              11,672      527,224
      Valspar Corp. (The)                                   43,597    3,184,325
*     Verso Paper Corp.                                      1,800        4,896
      Vulcan Materials Co.                                  30,506    1,968,552
#     Walter Energy, Inc.                                    2,050       14,760
      Wausau Paper Corp.                                    34,116      408,027
      Westlake Chemical Corp.                               88,480    6,299,776
      Worthington Industries, Inc.                          48,538    1,786,198
*     WR Grace & Co.                                        16,004    1,473,968
      Zep, Inc.                                             13,354      230,891
                                                                   ------------
Total Materials                                                     235,748,561
                                                                   ------------
Other -- (0.0%)
(o)*  Brooklyn Federal Bancorp, Inc. Escrow Shares           2,600           --
(o)*  Gerber Scientific, Inc. Escrow Shares                 12,557           --
                                                                   ------------
Total Other                                                                  --
                                                                   ------------
Real Estate Investment Trusts -- (0.0%)
      Crown Castle International Corp.                       4,525      329,103
      Parkway Properties, Inc.                              11,571      218,229
                                                                   ------------
Total Real Estate Investment Trusts                                     547,332
                                                                   ------------
Telecommunication Services -- (2.3%)
#*    8x8, Inc.                                             29,171      282,959
#*    Alaska Communications Systems Group, Inc.             13,384       25,296
#     Alteva                                                 2,937       17,769
      AT&T, Inc.                                         1,387,275   49,525,717
      Atlantic Tele-Network, Inc.                           10,116      598,564
#*    Boingo Wireless, Inc.                                  5,464       36,062
*     Cbeyond, Inc.                                         18,794      185,873
#     CenturyLink, Inc.                                    135,938    4,745,596
*     Cincinnati Bell, Inc.                                 98,493      329,952
      Cogent Communications Group, Inc.                     13,518      465,965
      Consolidated Communications Holdings, Inc.            27,618      550,151
#     Frontier Communications Corp.                        690,273    4,107,124

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Telecommunication Services -- (Continued)
*   General Communication, Inc. Class A                     30,061 $    313,837
#*  Hawaiian Telcom Holdco, Inc.                               200        5,324
#   HC2 Holdings, Inc.                                       4,924       19,351
#   HickoryTech Corp.                                        8,732      103,649
    IDT Corp. Class B                                       14,987      237,394
    Inteliquent, Inc.                                       22,759      310,433
#*  Iridium Communications, Inc.                            44,017      293,593
*   Level 3 Communications, Inc.                            28,896    1,243,395
    Lumos Networks Corp.                                    14,973      197,793
#*  NII Holdings, Inc.                                       6,140        5,280
#   NTELOS Holdings Corp.                                   14,925      205,816
#*  ORBCOMM, Inc.                                           25,932      162,594
*   Premiere Global Services, Inc.                          33,866      430,775
*   SBA Communications Corp. Class A                        17,264    1,549,617
    Shenandoah Telecommunications Co.                       15,922      446,294
#*  Sprint Corp.                                           220,645    1,875,482
#*  Straight Path Communications, Inc. Class B               7,493       52,451
    T-Mobile US, Inc.                                       51,251    1,501,142
    Telephone & Data Systems, Inc.                          69,151    1,880,216
*   tw telecom, Inc.                                        39,457    1,210,935
    United States Cellular Corp.                            19,296      801,556
    USA Mobility, Inc.                                      13,772      235,914
    Verizon Communications, Inc.                           740,077   34,583,798
*   Vonage Holdings Corp.                                  144,148      553,528
#   Windstream Holdings, Inc.                              423,128    3,837,771
                                                                   ------------
Total Telecommunication Services                                    112,928,966
                                                                   ------------
Utilities -- (1.8%)
    AES Corp.                                              273,611    3,953,679
    AGL Resources, Inc.                                     28,112    1,518,048
#   ALLETE, Inc.                                            18,861      976,245
    Alliant Energy Corp.                                    11,246      657,666
    Ameren Corp.                                            20,941      865,073
    American Electric Power Co., Inc.                       28,500    1,533,585
    American States Water Co.                               18,350      557,106
    American Water Works Co., Inc.                           9,578      436,086
#   Aqua America, Inc.                                      43,146    1,082,533
#   Artesian Resources Corp. Class A                         3,453       76,035
    Atmos Energy Corp.                                      23,008    1,174,328
#   Avista Corp.                                            28,229      907,562
    Black Hills Corp.                                       21,763    1,256,813
#*  Cadiz, Inc.                                              2,488       15,998
    California Water Service Group                          23,030      518,175
*   Calpine Corp.                                          153,092    3,510,400
    CenterPoint Energy, Inc.                                36,646      907,355
    Chesapeake Utilities Corp.                               4,988      315,541
    Cleco Corp.                                             21,400    1,124,570
    CMS Energy Corp.                                        35,800    1,085,098
#   Connecticut Water Service, Inc.                          4,859      157,918
#   Consolidated Edison, Inc.                               16,132      936,140
#   Consolidated Water Co., Ltd.                             8,030       93,309
#   Delta Natural Gas Co., Inc.                              2,958       56,409

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             SHARES    VALUE+
                                                             ------- ----------
Utilities -- (Continued)
    Dominion Resources, Inc.                                  34,465 $2,500,091
    DTE Energy Co.                                            15,286  1,194,448
    Duke Energy Corp.                                         40,796  3,038,894
#*  Dynegy, Inc.                                               9,086    258,497
    Edison International                                      18,676  1,056,315
    El Paso Electric Co.                                      18,931    715,970
    Empire District Electric Co. (The)                        20,041    487,397
    Entergy Corp.                                             12,810    928,725
    Exelon Corp.                                              38,885  1,362,142
    FirstEnergy Corp.                                         22,459    757,991
#   Gas Natural, Inc.                                          1,847     20,132
*   Genie Energy, Ltd. Class B                                12,764    103,388
    Great Plains Energy, Inc.                                 39,645  1,063,675
#   Hawaiian Electric Industries, Inc.                        43,152  1,035,217
    IDACORP, Inc.                                             23,465  1,317,325
    Integrys Energy Group, Inc.                               19,386  1,187,974
    ITC Holdings Corp.                                        41,154  1,521,463
    Laclede Group, Inc. (The)                                 15,349    727,696
    MDU Resources Group, Inc.                                 34,636  1,226,807
#   MGE Energy, Inc.                                          15,789    603,456
    Middlesex Water Co.                                        7,847    159,530
#   National Fuel Gas Co.                                      6,167    454,138
#   New Jersey Resources Corp.                                19,815    985,400
    NextEra Energy, Inc.                                      25,658  2,561,951
    NiSource, Inc.                                            23,975    870,772
    Northeast Utilities                                       29,182  1,379,141
#   Northwest Natural Gas Co.                                 12,003    531,373
    NorthWestern Corp.                                        18,067    874,081
    NRG Energy, Inc.                                         152,955  5,004,688
    OGE Energy Corp.                                          25,200    940,716
    ONE Gas, Inc.                                             12,437    454,945
#   Ormat Technologies, Inc.                                  22,819    608,811
#   Otter Tail Corp.                                          15,851    464,434
    Pepco Holdings, Inc.                                      32,515    870,101
    PG&E Corp.                                                19,484    888,081
    Piedmont Natural Gas Co., Inc.                            22,546    806,921
    Pinnacle West Capital Corp.                               10,000    559,500
    PNM Resources, Inc.                                       37,367  1,034,319
#   Portland General Electric Co.                             32,483  1,087,206
    PPL Corp.                                                 33,167  1,105,788
    Public Service Enterprise Group, Inc.                     99,549  4,078,523
    Questar Corp.                                             96,766  2,349,479
    RGC Resources, Inc.                                          678     12,950
#   SCANA Corp.                                               11,266    604,759
    Sempra Energy                                             13,294  1,310,921
    SJW Corp.                                                 10,844    295,282
    South Jersey Industries, Inc.                             14,834    852,213
    Southern Co. (The)                                        45,273  2,074,862
    Southwest Gas Corp.                                       22,336  1,228,703
#   TECO Energy, Inc.                                         46,542    835,894
    UGI Corp.                                                 80,174  3,743,324
#   UIL Holdings Corp.                                        23,073    847,471

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                       SHARES        VALUE+
                                                      ---------- --------------
Utilities -- (Continued)
       Unitil Corp.                                        6,897 $      228,980
#      UNS Energy Corp.                                   19,093      1,146,726
       Vectren Corp.                                      18,943        768,518
#      Westar Energy, Inc.                                30,202      1,083,648
       WGL Holdings, Inc.                                 23,022        916,045
#      Wisconsin Energy Corp.                             19,070        924,514
       Xcel Energy, Inc.                                  42,246      1,346,380
#      York Water Co.                                      5,802        116,098
                                                                 --------------
Total Utilities                                                      91,230,461
                                                                 --------------
TOTAL COMMON STOCKS                                               4,589,788,913
                                                                 --------------
RIGHTS/WARRANTS -- (0.0%)
(o)*   Community Health Systems, Inc. Rights 01/04/16    137,366          8,255
(o)*   Leap Wireless International, Inc. Contingent
         Value Rights                                     42,008        105,860
(o)*   LGL Group Inc (The) Warrants 08/06/18               6,045            363
(o)#*  Magnum Hunter Resources Corp. Warrants
         04/15/16                                          9,520             --
                                                                 --------------
TOTAL RIGHTS/WARRANTS                                                   114,478
                                                                 --------------
TEMPORARY CASH INVESTMENTS -- (0.4%)
       State Street Institutional Liquid
         Reserves, 0.074%                             19,562,306     19,562,306
                                                                 --------------

                                                       SHARES/
                                                        FACE
                                                       AMOUNT
                                                        (000)
                                                      ----------
SECURITIES LENDING COLLATERAL -- (8.2%)
(S)@ DFA Short Term Investment Fund                   35,677,419    412,787,742
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $3,171,512,565)              $5,022,253,439
                                                                 ==============

T.A. U.S. CORE EQUITY 2 PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                             --------------------------------------------------
                                LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                             -------------- ------------ ------- --------------
Common Stocks
   Consumer Discretionary    $  615,788,867 $     25,273   --    $  615,814,140
   Consumer Staples             278,297,895           --   --       278,297,895
   Energy                       564,746,906           --   --       564,746,906
   Financials                   851,219,576        1,682   --       851,221,258
   Health Care                  495,625,069       20,566   --       495,645,635
   Industrials                  643,647,916          226   --       643,648,142
   Information Technology       699,959,617           --   --       699,959,617
   Materials                    235,748,561           --   --       235,748,561
   Other                                 --           --   --                --
   Real Estate Investment
     Trusts                         547,332           --   --           547,332
   Telecommunication
     Services                   112,928,966           --   --       112,928,966
   Utilities                     91,230,461           --   --        91,230,461
Rights/Warrants                          --      114,478   --           114,478
Temporary Cash Investments       19,562,306           --   --        19,562,306
Securities Lending
  Collateral                             --  412,787,742   --       412,787,742
                             -------------- ------------   --    --------------
TOTAL                        $4,609,303,472 $412,949,967   --    $5,022,253,439
                             ============== ============   ==    ==============

                 TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                          SHARES     VALUE++
                                                         --------- ------------
COMMON STOCKS -- (96.3%)

AUSTRALIA -- (5.1%)
    Adelaide Brighton, Ltd.                                 28,536 $    104,014
*   Alumina, Ltd.                                        1,472,416    1,849,568
*   Alumina, Ltd. Sponsored ADR                             39,590      196,366
    AMP, Ltd.                                               74,328      349,799
    Asciano, Ltd.                                        1,224,528    6,179,435
    Bank of Queensland, Ltd.                               211,348    2,416,242
    Beach Energy, Ltd.                                      42,299       67,694
    Bendigo and Adelaide Bank, Ltd.                        310,555    3,328,411
*   BlueScope Steel, Ltd.                                  363,944    2,200,328
    Boral, Ltd.                                            576,006    3,056,962
    Caltex Australia, Ltd.                                 110,645    2,296,810
    Downer EDI, Ltd.                                       138,773      647,836
    Echo Entertainment Group, Ltd.                         370,129      973,509
    Fairfax Media, Ltd.                                     52,779       48,223
    GrainCorp, Ltd. Class A                                197,228    1,626,629
    Harvey Norman Holdings, Ltd.                           413,690    1,266,077
    Incitec Pivot, Ltd.                                  1,245,981    3,344,548
    Leighton Holdings, Ltd.                                 22,704      403,727
    Lend Lease Group                                       203,104    2,454,713
    Macquarie Group, Ltd.                                  251,147   13,530,771
    Metcash, Ltd.                                          218,027      563,234
    New Hope Corp., Ltd.                                    87,426      254,091
*   Newcrest Mining, Ltd.                                  303,649    2,961,543
    Origin Energy, Ltd.                                    942,278   13,090,025
    Primary Health Care, Ltd.                              275,866    1,205,735
*   Qantas Airways, Ltd.                                 1,010,685    1,149,688
    QBE Insurance Group, Ltd.                              298,258    3,218,989
    Rio Tinto, Ltd.                                        174,365   10,055,488
    Santos, Ltd.                                         1,313,407   16,839,665
    Seven Group Holdings, Ltd.                             101,875      780,366
#*  Sims Metal Management, Ltd.                             83,499      763,656
*   Sims Metal Management, Ltd. Sponsored ADR                7,228       65,197
    Sonic Healthcare, Ltd.                                  41,394      682,801
    Suncorp Group, Ltd.                                  1,046,263   12,706,009
    Tabcorp Holdings, Ltd.                                 654,219    2,267,301
    Tatts Group, Ltd.                                    1,172,928    3,298,947
    Toll Holdings, Ltd.                                    754,060    3,719,472
    Treasury Wine Estates, Ltd.                            440,182    1,567,634
    Wesfarmers, Ltd.                                       836,327   33,285,056
    Woodside Petroleum, Ltd.                               130,279    4,952,051
    WorleyParsons, Ltd.                                      9,676      151,735
                                                                   ------------
TOTAL AUSTRALIA                                                     159,920,345
                                                                   ------------
AUSTRIA -- (0.2%)
    Erste Group Bank AG                                    152,120    5,114,936
    Raiffeisen Bank International AG                        38,849    1,228,038
                                                                   ------------
TOTAL AUSTRIA                                                         6,342,974
                                                                   ------------
BELGIUM -- (1.3%)
    Ageas                                                  200,367    8,622,939

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
BELGIUM -- (Continued)
    Delhaize Group SA                                        66,697 $ 4,966,476
    Delhaize Group SA Sponsored ADR                          42,400     792,032
    KBC Groep NV                                            166,884  10,183,739
    Solvay SA                                                60,195   9,754,903
    UCB SA                                                   99,152   8,133,101
                                                                    -----------
TOTAL BELGIUM                                                        42,453,190
                                                                    -----------
CANADA -- (8.7%)
    Agnico Eagle Mines, Ltd.                                 49,793   1,471,881
    Agrium, Inc.                                             17,441   1,675,557
*   Athabasca Oil Corp.                                       1,661      12,336
    Bank of Montreal                                         46,267   3,189,647
    Barrick Gold Corp.                                      786,519  13,740,487
#   Bell Aliant, Inc.                                        14,515     357,561
#*  BlackBerry, Ltd.(09228F103)                              71,901     550,762
#*  BlackBerry, Ltd.(BCBHZ31)                               211,699   1,616,642
    Bonavista Energy Corp.                                  100,638   1,581,120
    Cameco Corp.(2166160)                                    55,352   1,178,196
    Cameco Corp.(13321L108)                                 154,117   3,281,151
    Canadian Natural Resources, Ltd.(136385101)             420,627  17,148,963
    Canadian Natural Resources, Ltd.(2171573)               440,539  17,950,341
    Canadian Tire Corp., Ltd. Class A                        83,955   8,245,751
#   Crescent Point Energy Corp.                             185,427   7,543,625
    Eldorado Gold Corp.                                     122,985     750,209
    Empire Co., Ltd.                                         20,496   1,296,462
    Enerplus Corp.(292766102)                                58,546   1,300,307
    Enerplus Corp.(B584T89)                                  91,668   2,033,163
    Ensign Energy Services, Inc.                             70,294   1,106,310
    Fairfax Financial Holdings, Ltd.                         13,300   5,799,069
    First Quantum Minerals, Ltd.                            334,002   6,652,301
    Genworth MI Canada, Inc.                                 27,305     957,873
    George Weston, Ltd.                                      11,692     880,914
    Goldcorp, Inc.(380956409)                               212,269   5,247,290
    Goldcorp, Inc.(2676302)                                 390,268   9,638,753
    Husky Energy, Inc.                                      258,428   8,445,683
    IAMGOLD Corp.                                            88,001     306,705
    Industrial Alliance Insurance & Financial Services,
      Inc.                                                   51,100   2,109,644
    Kinross Gold Corp.                                    1,198,607   4,866,385
    Loblaw Cos., Ltd.                                        74,387   3,233,922
    Magna International, Inc.                                73,759   7,226,168
    Manulife Financial Corp.                              1,149,080  21,575,719
*   MEG Energy Corp.                                         43,709   1,573,612
*   Osisko Mining Corp.                                      59,900     429,009
    Pacific Rubiales Energy Corp.                           191,230   3,121,303
    Pan American Silver Corp.(697900108)                     12,300     159,408
    Pan American Silver Corp.(2669272)                       82,200   1,064,951
#   Pengrowth Energy Corp.                                  335,359   2,178,510
    Penn West Petroleum, Ltd.                               270,898   2,449,340
    Precision Drilling Corp.(B5YPLH9)                       177,274   2,304,780
    Precision Drilling Corp.(74022D308)                      20,100     261,300
    Sun Life Financial, Inc.                                399,858  13,534,722
    Suncor Energy, Inc.(867224107)                          108,486   4,187,560

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
CANADA -- (Continued)
    Suncor Energy, Inc.(B3NB1P2)                         1,078,999 $ 41,622,260
    Talisman Energy, Inc.(2068299)                         689,216    7,124,508
    Talisman Energy, Inc.(87425E103)                       256,537    2,650,027
    Teck Resources, Ltd. Class A                             1,220       29,152
    Teck Resources, Ltd. Class B(878742204)                  6,531      148,711
    Teck Resources, Ltd. Class B(2879327)                  407,968    9,297,971
    Thomson Reuters Corp.                                  335,015   12,125,400
    TransAlta Corp.                                        186,436    2,277,613
    Trican Well Service, Ltd.                                6,535       93,608
*   Turquoise Hill Resources, Ltd.(900435108)               62,800      244,920
*   Turquoise Hill Resources, Ltd.(B7WJ1F5)                191,172      743,025
    West Fraser Timber Co., Ltd.                            31,173    1,393,620
    Yamana Gold, Inc.                                      500,904    3,752,039
                                                                   ------------
TOTAL CANADA                                                        275,738,246
                                                                   ------------
DENMARK -- (1.5%)
    AP Moeller - Maersk A.S. Class A                         1,650    3,748,580
    AP Moeller - Maersk A.S. Class B                         5,120   12,222,761
    Carlsberg A.S. Class B                                  86,521    8,654,899
    Danske Bank A.S.                                       489,154   13,839,741
#   FLSmidth & Co. A.S.                                     17,784      952,112
    GN Store Nord A.S.                                      13,475      325,538
    H Lundbeck A.S.                                         37,811    1,102,000
    Rockwool International A.S. Class B                      2,810      542,030
    TDC A.S.                                               668,610    6,278,835
                                                                   ------------
TOTAL DENMARK                                                        47,666,496
                                                                   ------------
FINLAND -- (1.2%)
#   Fortum Oyj                                             350,251    7,912,899
    Kesko Oyj Class B                                       32,608    1,334,732
#   Neste Oil Oyj                                           55,713    1,145,778
#*  Nokia Oyj                                            1,745,242   13,067,622
    Stora Enso Oyj Class R                                 526,010    5,371,409
    UPM-Kymmene Oyj                                        485,229    8,498,202
                                                                   ------------
TOTAL FINLAND                                                        37,330,642
                                                                   ------------
FRANCE -- (10.0%)
#   AXA SA                                                 987,329   25,765,346
    AXA SA Sponsored ADR                                   394,508    9,902,151
    BNP Paribas SA                                         593,662   44,610,413
*   Bollore SA(BDGTH22)                                         32       19,756
    Bollore SA(4572709)                                      5,989    3,817,148
    Bouygues SA                                            154,380    6,953,414
    Cap Gemini SA                                           54,234    3,831,832
    Casino Guichard Perrachon SA                            44,834    5,712,892
*   CGG SA                                                  43,170      746,918
*   CGG SA Sponsored ADR                                    28,903      497,132
    Cie de St-Gobain                                       355,943   21,807,006
    Cie Generale des Etablissements Michelin                61,394    7,528,793
    CNP Assurances                                         114,259    2,635,903
*   Credit Agricole SA                                     725,973   11,454,726

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
FRANCE -- (Continued)
    Eiffage SA                                              12,016 $    908,314
    Electricite de France SA                               188,405    7,234,923
    GDF Suez                                             1,112,207   28,031,425
    Lafarge SA                                             130,242   11,916,991
    Lagardere SCA                                           72,518    3,039,268
    Natixis                                                572,256    4,062,248
    Orange SA                                            1,431,646   23,194,485
#*  Peugeot SA                                              98,768    1,747,497
    Renault SA                                             246,024   24,053,729
    Rexel SA                                               103,416    2,610,931
    SCOR SE                                                 29,014    1,061,702
    Societe Generale SA                                    437,609   27,253,056
    STMicroelectronics NV                                  517,564    4,935,589
    Vallourec SA                                            52,820    3,121,423
    Vivendi SA                                           1,017,849   27,346,296
                                                                   ------------
TOTAL FRANCE                                                        315,801,307
                                                                   ------------
GERMANY -- (8.0%)
#   Allianz SE                                             145,482   25,318,210
    Allianz SE ADR                                         716,588   12,504,461
    Bayerische Motoren Werke AG                            230,620   28,990,073
    Celesio AG                                              36,473    1,267,595
*   Commerzbank AG                                         420,377    7,495,808
    Daimler AG                                             692,538   64,474,682
    Deutsche Bank AG(D18190898)                            206,997    9,114,078
    Deutsche Bank AG(5750355)                              285,291   12,565,776
    Deutsche Lufthansa AG                                  174,041    4,370,661
    Deutsche Telekom AG Sponsored ADR                       59,214      991,835
#   E.ON SE                                              1,187,081   22,738,354
    Fraport AG Frankfurt Airport Services Worldwide         13,457      995,240
#   HeidelbergCement AG                                     88,728    7,709,406
#   K+S AG                                                  62,005    2,172,662
*   Metro AG                                                60,385    2,419,249
#   Muenchener Rueckversicherungs AG                       112,068   25,905,517
    RWE AG                                                 507,020   19,348,428
    Volkswagen AG                                           20,821    5,583,120
#   Wacker Chemie AG                                         4,762      559,661
                                                                   ------------
TOTAL GERMANY                                                       254,524,816
                                                                   ------------
HONG KONG -- (2.5%)
    Cathay Pacific Airways, Ltd.                           983,000    1,860,300
    Cheung Kong Holdings, Ltd.                             533,000    9,088,444
*   FIH Mobile, Ltd.                                       777,000      419,687
    Guoco Group, Ltd.                                        1,000       11,991
    Hang Lung Group, Ltd.                                   87,000      472,476
#   Henderson Land Development Co., Ltd.                 1,074,383    6,449,882
    Hongkong & Shanghai Hotels (The)                       413,918      605,332
    Hopewell Holdings, Ltd.                                421,331    1,450,326
    Hutchison Whampoa, Ltd.                              1,722,000   23,624,968
*   Kerry Logistics Network, Ltd.                          140,250      206,372
    Kerry Properties, Ltd.                                 465,500    1,538,918
    MTR Corp., Ltd.                                        147,000      557,393

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
HONG KONG -- (Continued)
    New World Development Co., Ltd.                       5,563,201 $ 5,762,892
    NWS Holdings, Ltd.                                      243,953     415,849
    Orient Overseas International, Ltd.                     178,048     851,725
    Shangri-La Asia, Ltd.                                   436,000     715,416
    Sino Land Co., Ltd.                                     568,357     852,245
    Sun Hung Kai Properties, Ltd.                           627,434   7,937,256
    Swire Pacific, Ltd. Class A                             256,000   2,955,020
    Swire Pacific, Ltd. Class B                              12,500      27,754
    Tsim Sha Tsui Properties, Ltd.                          259,630     605,519
    Wharf Holdings, Ltd.                                  1,003,000   7,060,642
    Wheelock & Co., Ltd.                                  1,083,000   4,484,233
                                                                    -----------
TOTAL HONG KONG                                                      77,954,640
                                                                    -----------
IRELAND -- (0.1%)
*   Bank of Ireland                                       3,973,398   1,551,419
*   Bank of Ireland Sponsored ADR                            36,719     632,301
    CRH P.L.C. Sponsored ADR                                 25,104     735,045
                                                                    -----------
TOTAL IRELAND                                                         2,918,765
                                                                    -----------
ISRAEL -- (0.3%)
    Bank Hapoalim BM                                        859,067   4,852,863
*   Bank Leumi Le-Israel BM                                 954,737   3,735,668
*   Israel Discount Bank, Ltd. Class A                      522,880     934,882
    Mizrahi Tefahot Bank, Ltd.                               24,799     331,510
                                                                    -----------
TOTAL ISRAEL                                                          9,854,923
                                                                    -----------
ITALY -- (1.8%)
#*  Banca Monte dei Paschi di Siena SpA                     817,667     273,281
*   Banco Popolare SC                                       189,916   3,924,883
    Intesa Sanpaolo SpA                                   3,543,009  12,124,279
*   Telecom Italia SpA                                    9,177,488  11,793,330
    Telecom Italia SpA Sponsored ADR                        192,351   2,469,787
    UniCredit SpA                                         2,940,970  26,350,043
    Unione di Banche Italiane SCPA                          161,302   1,539,707
                                                                    -----------
TOTAL ITALY                                                          58,475,310
                                                                    -----------
JAPAN -- (19.3%)
    77 Bank, Ltd. (The)                                     298,000   1,345,329
#   Aeon Co., Ltd.                                          715,200   8,260,290
    Aisin Seiki Co., Ltd.                                   131,500   4,647,127
    Alfresa Holdings Corp.                                   26,400   1,643,580
    Amada Co., Ltd.                                         248,000   1,793,585
    Aoyama Trading Co., Ltd.                                 29,200     724,596
    Asahi Glass Co., Ltd.                                 1,306,000   7,404,211
    Asahi Kasei Corp.                                     1,494,000  10,157,403
    Asatsu-DK, Inc.                                           5,000     113,107
    Autobacs Seven Co., Ltd.                                 34,800     538,395
    Azbil Corp.                                               2,900      65,809
    Bank of Kyoto, Ltd. (The)                               201,000   1,637,756
    Bank of Yokohama, Ltd. (The)                            755,000   3,794,702
    Brother Industries, Ltd.                                127,600   1,784,802

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
    Canon Marketing Japan, Inc.                              39,500 $   636,171
    Chiba Bank, Ltd. (The)                                  463,000   2,943,018
    Chugoku Bank, Ltd. (The)                                109,400   1,450,245
    Citizen Holdings Co., Ltd.                              160,300   1,177,229
    Coca-Cola West Co., Ltd.                                 40,800     710,087
    COMSYS Holdings Corp.                                    67,800   1,111,516
    Cosmo Oil Co., Ltd.                                     356,000     665,976
    Dai Nippon Printing Co., Ltd.                           462,000   4,161,398
    Dai-ichi Life Insurance Co., Ltd. (The)                 123,100   1,705,765
    Daicel Corp.                                            255,000   2,135,569
    Daido Steel Co., Ltd.                                   166,000     811,637
    Denki Kagaku Kogyo K.K.                                 302,000   1,001,594
    Fuji Electric Co., Ltd.                                 105,000     476,519
    Fuji Media Holdings, Inc.                                34,200     576,185
    FUJIFILM Holdings Corp.                                 384,600   9,935,017
    Fukuoka Financial Group, Inc.                           480,000   1,960,323
    Fukuyama Transporting Co., Ltd.                          34,000     198,974
    Furukawa Electric Co., Ltd.                             263,000     592,134
    Glory, Ltd.                                              29,700     768,381
    Gunma Bank, Ltd. (The)                                  208,000   1,105,577
    H2O Retailing Corp.                                      75,000     565,990
    Hachijuni Bank, Ltd. (The)                              364,000   1,989,963
    Hakuhodo DY Holdings, Inc.                              106,800     828,465
    Hankyu Hanshin Holdings, Inc.                           630,000   3,452,761
    Higo Bank, Ltd. (The)                                   104,000     534,542
    Hiroshima Bank, Ltd. (The)                              141,000     580,108
    Hitachi Capital Corp.                                    13,400     330,275
    Hitachi Chemical Co., Ltd.                               65,400     962,141
#   Hitachi Construction Machinery Co., Ltd.                 71,700   1,330,505
    Hitachi High-Technologies Corp.                          40,835     934,144
    Hitachi Transport System, Ltd.                           24,285     372,650
    Hokuhoku Financial Group, Inc.                          681,000   1,314,152
    House Foods Group, Inc.                                  38,100     633,991
    Ibiden Co., Ltd.                                        108,200   1,953,023
    Idemitsu Kosan Co., Ltd.                                 82,500   1,824,365
    Isetan Mitsukoshi Holdings, Ltd.                        253,555   3,155,254
    ITOCHU Corp.                                          1,159,000  12,992,147
    Iyo Bank, Ltd. (The)                                    161,000   1,447,555
    J Front Retailing Co., Ltd.                             444,000   2,822,305
    JFE Holdings, Inc.                                      381,900   7,057,991
    Joyo Bank, Ltd. (The)                                   398,000   1,937,104
    JTEKT Corp.                                             125,700   1,834,024
    JX Holdings, Inc.                                     1,865,786   9,694,249
    K's Holdings Corp.                                       12,000     348,244
    Kagoshima Bank, Ltd. (The)                              145,000     905,684
    Kajima Corp.                                            608,000   2,314,963
    Kamigumi Co., Ltd.                                      160,000   1,525,170
    Kaneka Corp.                                            241,000   1,413,541
    Kawasaki Kisen Kaisha, Ltd.                             866,000   1,738,881
    Keiyo Bank, Ltd. (The)                                  108,000     475,371
    Kewpie Corp.                                             23,300     335,159
    Kobe Steel, Ltd.                                      3,087,000   4,052,181

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
JAPAN -- (Continued)
    Konica Minolta, Inc.                                    599,000 $ 5,581,557
    Kuraray Co., Ltd.                                       356,700   4,010,651
    Kurita Water Industries, Ltd.                            11,000     231,661
    Kyocera Corp.                                           256,600  12,067,870
    Kyocera Corp. Sponsored ADR                               3,558     167,724
    Kyowa Hakko Kirin Co., Ltd.                             178,000   2,027,014
    Lintec Corp.                                              8,500     158,051
    LIXIL Group Corp.                                        99,640   2,640,452
    Maeda Road Construction Co., Ltd.                        23,000     356,628
    Marubeni Corp.                                        1,261,000   8,426,522
    Marui Group Co., Ltd.                                   159,500   1,416,778
    Matsumotokiyoshi Holdings Co., Ltd.                         900      26,559
    Medipal Holdings Corp.                                   93,500   1,315,120
    MEIJI Holdings Co., Ltd.                                 41,900   2,571,270
    Mitsubishi Chemical Holdings Corp.                    1,819,000   7,279,687
    Mitsubishi Corp.                                      1,136,600  20,353,439
    Mitsubishi Gas Chemical Co., Inc.                       246,000   1,420,278
    Mitsubishi Logistics Corp.                               70,000   1,004,288
    Mitsubishi Materials Corp.                            1,303,000   3,779,395
    Mitsubishi Tanabe Pharma Corp.                          155,300   2,129,517
    Mitsubishi UFJ Financial Group, Inc.                  7,531,834  40,065,545
    Mitsubishi UFJ Financial Group, Inc. ADR              1,691,580   9,049,953
    Mitsui & Co., Ltd.                                    1,287,200  18,255,547
    Mitsui & Co., Ltd. Sponsored ADR                          4,829   1,364,675
    Mitsui Chemicals, Inc.                                  545,000   1,328,043
    Mitsui Mining & Smelting Co., Ltd.                      231,000     572,799
    Mitsui OSK Lines, Ltd.                                1,032,000   3,442,820
    Mizuho Financial Group, Inc.                         13,848,700  27,124,163
    MS&AD Insurance Group Holdings                          301,891   6,772,062
    Nagase & Co., Ltd.                                       96,000   1,176,297
    Nanto Bank, Ltd. (The)                                   58,000     217,696
    NEC Corp.                                             3,343,000   9,403,845
    NHK Spring Co., Ltd.                                     30,200     273,367
    Nippo Corp.                                              37,000     565,341
    Nippon Electric Glass Co., Ltd.                         264,000   1,291,466
    Nippon Express Co., Ltd.                                608,000   2,874,208
    Nippon Meat Packers, Inc.                               123,397   2,138,640
#   Nippon Paper Industries Co., Ltd.                        77,200   1,410,884
    Nippon Shokubai Co., Ltd.                                86,000     992,291
    Nippon Steel & Sumitomo Metal Corp.                   6,147,000  16,127,497
    Nippon Yusen K.K.                                     1,585,000   4,296,178
    Nishi-Nippon City Bank, Ltd. (The)                      368,000     837,051
    Nissan Motor Co., Ltd.                                1,792,200  15,464,169
    Nissan Shatai Co., Ltd.                                   4,200      63,985
#   Nisshin Seifun Group, Inc.                              135,300   1,574,159
    Nisshin Steel Co., Ltd.                                  28,800     295,788
    Nisshinbo Holdings, Inc.                                 80,000     685,382
    NKSJ Holdings, Inc.                                     141,600   3,532,755
    NOK Corp.                                                65,500   1,070,845
    Nomura Holdings, Inc.                                    15,200      88,021
*   NTN Corp.                                               408,000   1,396,348
    NTT DOCOMO, Inc.                                      1,212,400  19,338,437

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
JAPAN -- (Continued)
#   NTT DOCOMO, Inc. Sponsored ADR                            5,206 $    83,192
    Obayashi Corp.                                          470,000   3,034,739
    Oji Holdings Corp.                                      939,000   3,945,198
    Onward Holdings Co., Ltd.                                84,000     564,990
    Otsuka Holdings Co., Ltd.                                46,100   1,328,039
    Pola Orbis Holdings, Inc.                                13,500     528,331
    Rengo Co., Ltd.                                          93,000     415,591
    Resona Holdings, Inc.                                 1,053,200   5,385,013
    Ricoh Co., Ltd.                                         902,700  10,401,874
    Sankyo Co., Ltd.                                         34,600   1,383,689
#   SBI Holdings, Inc.                                      119,800   1,370,025
    Seiko Epson Corp.                                        21,400     584,006
    Seino Holdings Co., Ltd.                                 82,000     810,466
    Sekisui Chemical Co., Ltd.                              209,000   2,118,048
    Sekisui House, Ltd.                                     467,400   5,610,481
    Shiga Bank, Ltd. (The)                                  195,000   1,066,311
    Shimadzu Corp.                                           76,000     649,230
    Shimizu Corp.                                           405,000   2,295,799
    Shinsei Bank, Ltd.                                       10,000      19,496
    Shizuoka Bank, Ltd. (The)                               303,000   2,895,167
    Showa Denko K.K.                                      1,337,000   1,781,491
    Showa Shell Sekiyu K.K.                                 113,100   1,147,333
    SKY Perfect JSAT Holdings, Inc.                          93,900     504,912
    Sojitz Corp.                                            805,500   1,270,128
    Sony Corp.                                              166,000   2,914,228
    Sony Corp. Sponsored ADR                                678,816  11,974,314
    Sumitomo Bakelite Co., Ltd.                              52,000     198,040
    Sumitomo Chemical Co., Ltd.                           2,058,000   7,720,881
    Sumitomo Corp.                                          903,300  11,725,271
    Sumitomo Electric Industries, Ltd.                      598,800   8,288,095
    Sumitomo Forestry Co., Ltd.                             105,700   1,075,050
    Sumitomo Heavy Industries, Ltd.                         368,000   1,565,802
    Sumitomo Metal Mining Co., Ltd.                         462,000   6,978,285
    Sumitomo Mitsui Financial Group, Inc.                   739,027  29,213,962
    Sumitomo Mitsui Trust Holdings, Inc.                  1,692,000   6,972,221
    Sumitomo Osaka Cement Co., Ltd.                         133,000     528,958
    Sumitomo Rubber Industries, Ltd.                         67,300     935,326
    Suzuken Co., Ltd.                                        45,600   1,643,657
    Suzuki Motor Corp.                                      263,900   6,808,636
    T&D Holdings, Inc.                                      271,400   3,239,510
    Taisei Corp.                                            644,000   2,985,561
    Taiyo Nippon Sanso Corp.                                 45,000     358,685
    Takashimaya Co., Ltd.                                   192,000   1,819,045
    Takata Corp.                                             19,600     461,815
    TDK Corp.                                               154,300   6,579,579
    Teijin, Ltd.                                          1,017,000   2,499,839
    Toho Holdings Co., Ltd.                                  11,500     231,820
    Tokai Rika Co., Ltd.                                     30,300     526,590
#   Toppan Printing Co., Ltd.                               408,000   2,802,083
    Toshiba TEC Corp.                                        44,000     286,645
    Tosoh Corp.                                             463,000   1,766,764
    Toyo Seikan Group Holdings, Ltd.                        118,200   1,757,856

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
JAPAN -- (Continued)
    Toyobo Co., Ltd.                                       129,000 $    208,316
    Toyoda Gosei Co., Ltd.                                  28,700      528,821
#   Toyota Boshoku Corp.                                    10,400      107,508
    Toyota Tsusho Corp.                                    230,400    6,068,553
    Ube Industries, Ltd.                                   903,000    1,529,877
*   Universal Entertainment Corp.                              500        8,886
    UNY Group Holdings Co., Ltd.                           104,000      671,170
    Ushio, Inc.                                             44,600      582,548
    Wacoal Holdings Corp.                                   52,000      512,941
    Yamada Denki Co., Ltd.                                 590,700    2,182,324
    Yamaguchi Financial Group, Inc.                        115,000    1,060,508
    Yamaha Corp.                                           111,400    1,492,611
    Yamato Kogyo Co., Ltd.                                  24,400      703,652
    Yamazaki Baking Co., Ltd.                               84,000    1,026,338
                                                                   ------------
TOTAL JAPAN                                                         609,481,743
                                                                   ------------
NETHERLANDS -- (3.6%)
    Aegon NV                                             1,473,533   13,507,007
    Akzo Nobel NV                                          161,513   12,446,527
    ArcelorMittal(B03XPL1)                               1,128,008   18,342,803
    ArcelorMittal(B295F26)                                 188,842    3,068,683
*   ING Groep NV                                         1,578,512   22,564,600
*   ING Groep NV Sponsored ADR                             207,810    2,971,683
    Koninklijke Ahold NV                                   565,953   10,940,947
    Koninklijke Boskalis Westminster NV                     27,496    1,558,382
    Koninklijke DSM NV                                     161,589   11,603,345
*   Koninklijke KPN NV                                     621,739    2,208,956
    Koninklijke Philips NV                                 429,882   13,761,877
    Randstad Holding NV                                      5,794      338,599
                                                                   ------------
TOTAL NETHERLANDS                                                   113,313,409
                                                                   ------------
NEW ZEALAND -- (0.1%)
    Auckland International Airport, Ltd.                   108,003      369,900
    Contact Energy, Ltd.                                   338,257    1,661,503
    Fletcher Building, Ltd.                                 52,469      446,161
                                                                   ------------
TOTAL NEW ZEALAND                                                     2,477,564
                                                                   ------------
NORWAY -- (0.7%)
#   Aker ASA Class A                                        12,658      428,759
#   DNB ASA                                                628,280   11,136,588
#   Norsk Hydro ASA                                        853,507    4,577,523
#   Orkla ASA                                              105,903      875,880
#   SpareBank 1 SR Bank ASA                                  8,247       79,988
    Stolt-Nielsen, Ltd.                                      2,191       59,239
*   Storebrand ASA                                         202,119    1,134,567
    Subsea 7 SA                                            151,633    3,036,338
#   Wilh Wilhelmsen Holding ASA Class A                         99        3,141
#   Yara International ASA                                  21,616    1,021,820
                                                                   ------------
TOTAL NORWAY                                                         22,353,843
                                                                   ------------

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
PORTUGAL -- (0.1%)
*   Banco Espirito Santo SA                                 865,680 $ 1,534,446
*   EDP Renovaveis SA                                       166,881   1,144,410
                                                                    -----------
TOTAL PORTUGAL                                                        2,678,856
                                                                    -----------
SINGAPORE -- (1.1%)
    CapitaLand, Ltd.                                      3,205,000   8,202,476
    City Developments, Ltd.                                  86,000     745,105
    DBS Group Holdings, Ltd.                                184,797   2,503,475
    Golden Agri-Resources, Ltd.                           5,519,000   2,692,358
    Hutchison Port Holdings Trust                         1,850,000   1,259,030
    Keppel Land, Ltd.                                       434,000   1,200,637
#*  Neptune Orient Lines, Ltd.                              271,000     219,801
    Noble Group, Ltd.                                     5,005,000   5,153,545
#   Olam International, Ltd.                              1,073,000   1,914,680
    OUE Hospitality Trust                                    39,167      27,187
#   OUE, Ltd.                                               235,000     426,076
    Singapore Airlines, Ltd.                                658,400   5,458,419
#   United Industrial Corp., Ltd.                           428,000   1,144,588
    UOL Group, Ltd.                                          22,000     112,953
    Venture Corp., Ltd.                                     148,000     906,523
    Wilmar International, Ltd.                            1,432,000   3,891,909
                                                                    -----------
TOTAL SINGAPORE                                                      35,858,762
                                                                    -----------
SPAIN -- (2.5%)
#   Acciona SA                                               41,333   3,362,266
    Banco de Sabadell SA                                  1,436,790   4,888,364
    Banco Popular Espanol SA                                886,650   6,533,656
    Banco Santander SA                                    2,192,883  21,809,683
    Banco Santander SA Sponsored ADR                          1,845      18,376
    CaixaBank SA                                          1,351,127   8,234,750
    Iberdrola SA                                          3,245,520  22,671,689
    Repsol SA                                               431,929  11,629,450
                                                                    -----------
TOTAL SPAIN                                                          79,148,234
                                                                    -----------
SWEDEN -- (3.1%)
    Boliden AB                                              144,602   2,208,404
    Husqvarna AB Class B                                     12,955     108,169
    ICA Gruppen AB                                           24,222     814,734
    Meda AB Class A                                          84,422   1,517,480
    Nordea Bank AB                                        1,822,627  26,410,954
    Skandinaviska Enskilda Banken AB Class A                931,974  12,873,280
    Skandinaviska Enskilda Banken AB Class C                  6,988      95,050
*   SSAB AB Class A                                         114,594   1,000,497
#*  SSAB AB Class B                                          39,135     296,072
    Svenska Cellulosa AB Class A                              9,172     256,500
    Svenska Cellulosa AB Class B                            489,187  13,752,528
    Svenska Handelsbanken AB Class A                          9,617     483,735
    Swedbank AB Class A                                     229,409   6,139,424
    Tele2 AB Class B                                         25,345     323,886
    Telefonaktiebolaget LM Ericsson Class B               1,777,471  21,433,559
    Telefonaktiebolaget LM Ericsson Sponsored ADR           135,337   1,622,691

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                         SHARES     VALUE++
                                                       ---------- ------------
SWEDEN -- (Continued)
    TeliaSonera AB                                        932,942 $  6,790,936
    Trelleborg AB Class B                                  38,840      831,041
                                                                  ------------
TOTAL SWEDEN                                                        96,958,940
                                                                  ------------
SWITZERLAND -- (9.2%)
    ABB, Ltd.                                              82,282    1,981,028
    Adecco SA                                              90,409    7,590,021
    Aryzta AG                                              70,330    6,500,987
    Baloise Holding AG                                     44,870    5,463,980
    Banque Cantonale Vaudoise                                 100       59,359
    Clariant AG                                           198,988    3,924,024
    Credit Suisse Group AG                                941,145   29,836,774
    Credit Suisse Group AG Sponsored ADR                  103,658    3,282,849
    Givaudan SA                                             1,610    2,540,861
    Holcim, Ltd.                                          241,079   22,110,899
    Lonza Group AG                                         17,436    1,824,861
    Novartis AG                                           811,428   70,539,462
    Novartis AG ADR                                       189,650   16,488,171
    Sika AG                                                   134      542,190
    Sulzer AG                                              14,697    2,267,781
    Swiss Life Holding AG                                  30,648    7,550,920
    Swiss Re AG                                           456,584   39,924,200
    UBS AG(B18YFJ4)                                     1,543,793   32,286,677
    UBS AG(H89231338)                                     214,814    4,491,761
    Zurich Insurance Group AG                             105,743   30,322,721
                                                                  ------------
TOTAL SWITZERLAND                                                  289,529,526
                                                                  ------------
UNITED KINGDOM -- (15.9%)
    Anglo American P.L.C.                                 942,482   25,195,464
    Barclays P.L.C.                                     4,222,955   18,032,198
    Barclays P.L.C. Sponsored ADR                       1,053,220   18,020,600
    Barratt Developments P.L.C.                           110,113      688,665
    BP P.L.C. Sponsored ADR                             2,374,137  120,178,814
    Carnival P.L.C.                                       103,130    4,123,013
#   Carnival P.L.C. ADR                                    91,252    3,641,867
    Glencore Xstrata P.L.C.                             2,714,417   14,646,353
    HSBC Holdings P.L.C.                                1,350,754   13,801,479
    HSBC Holdings P.L.C. Sponsored ADR                    684,845   35,146,245
    Investec P.L.C.                                       278,720    2,459,360
    J Sainsbury P.L.C.                                  1,193,358    6,769,683
    Kingfisher P.L.C.                                   2,319,541   16,413,951
*   Lloyds Banking Group P.L.C.                        20,203,383   25,763,605
*   Lloyds Banking Group P.L.C. ADR                       172,033      889,411
    Mondi P.L.C.                                           25,975      431,806
    Old Mutual P.L.C.                                   3,367,105   11,381,097
    Pearson P.L.C. Sponsored ADR                          238,937    4,484,848
    Resolution, Ltd.                                      946,610    4,775,500
*   Royal Bank of Scotland Group P.L.C.                   814,582    4,127,034
#*  Royal Bank of Scotland Group P.L.C. Sponsored ADR     339,971    3,454,105
    Royal Dutch Shell P.L.C. ADR(780259107)               943,951   79,905,452
    Royal Dutch Shell P.L.C. ADR(780259206)               401,472   31,611,905
    Royal Dutch Shell P.L.C. Class A                       13,348      527,703

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                        SHARES      VALUE++
                                                       --------- --------------
UNITED KINGDOM -- (Continued)
      RSA Insurance Group P.L.C.                         723,892 $    1,201,962
      Vedanta Resources P.L.C.                            53,978        864,362
      Vodafone Group P.L.C.                            8,067,235     30,628,119
      Vodafone Group P.L.C. Sponsored ADR                465,674     17,676,971
      WM Morrison Supermarkets P.L.C.                  1,291,763      4,385,105
                                                                 --------------
TOTAL UNITED KINGDOM                                                501,226,677
                                                                 --------------
TOTAL COMMON STOCKS                                               3,042,009,208
                                                                 --------------
PREFERRED STOCKS -- (0.2%)
GERMANY -- (0.2%)
      Porsche Automobil Holding SE                        46,252      5,115,239
                                                                 --------------
RIGHTS/WARRANTS -- (0.0%)
AUSTRALIA -- (0.0%)
*     Bank of Queensland, Ltd. Rights 05/09/14            21,864             --
                                                                 --------------
FRANCE -- (0.0%)
*     Peugeot SA Warrants 04/29/17                        98,768        188,959
                                                                 --------------
HONG KONG -- (0.0%)
*     Sun Hung Kai Properties 04/22/16                    51,750         35,377
                                                                 --------------
SPAIN -- (0.0%)
*     Banco Santander SA                               2,192,882        463,916
                                                                 --------------
TOTAL RIGHTS/WARRANTS                                                   688,252
                                                                 --------------

                                                        SHARES/
                                                         FACE
                                                        AMOUNT
                                                         (000)      VALUE+
                                                       --------- --------------
SECURITIES LENDING COLLATERAL -- (3.5%)
(S)@  DFA Short Term Investment Fund                   9,652,150    111,675,372
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $2,709,726,949)              $3,159,488,071
                                                                 ==============

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                  INVESTMENTS IN SECURITIES (MARKET VALUE)
                             --------------------------------------------------
                               LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                             ------------ -------------- ------- --------------
Common Stocks
   Australia                 $    261,563 $  159,658,782   --    $  159,920,345
   Austria                             --      6,342,974   --         6,342,974
   Belgium                        792,032     41,661,158   --        42,453,190
   Canada                     275,738,246             --   --       275,738,246
   Denmark                             --     47,666,496   --        47,666,496
   Finland                             --     37,330,642   --        37,330,642
   France                      10,419,039    305,382,268   --       315,801,307
   Germany                     22,610,374    231,914,442   --       254,524,816
   Hong Kong                           --     77,954,640   --        77,954,640
   Ireland                      1,367,346      1,551,419   --         2,918,765
   Israel                              --      9,854,923   --         9,854,923
   Italy                        2,469,787     56,005,523   --        58,475,310
   Japan                       22,639,858    586,841,885   --       609,481,743
   Netherlands                  6,040,366    107,273,043   --       113,313,409
   New Zealand                         --      2,477,564   --         2,477,564
   Norway                              --     22,353,843   --        22,353,843
   Portugal                            --      2,678,856   --         2,678,856
   Singapore                           --     35,858,762   --        35,858,762
   Spain                           18,376     79,129,858   --        79,148,234
   Sweden                       1,622,691     95,336,249   --        96,958,940
   Switzerland                 24,262,781    265,266,745   --       289,529,526
   United Kingdom             315,010,218    186,216,459   --       501,226,677
Preferred Stocks
   Germany                             --      5,115,239   --         5,115,239
Rights/Warrants
   Australia                           --             --   --                --
   France                              --        188,959   --           188,959
   Hong Kong                           --         35,377   --            35,377
   Spain                               --        463,916   --           463,916
Securities Lending
  Collateral                           --    111,675,372   --       111,675,372
                             ------------ --------------   --    --------------
TOTAL                        $683,252,677 $2,476,235,394   --    $3,159,488,071
                             ============ ==============   ==    ==============

                   T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                            SHARES   VALUE++
                                                            ------- ----------
COMMON STOCKS -- (96.6%)

AUSTRALIA -- (4.7%)
    Acrux, Ltd.                                               8,981 $    8,676
    Adelaide Brighton, Ltd.                                  94,917    345,974
*   Aditya Birla Minerals, Ltd.                               7,401      1,616
    AGL Energy, Ltd.                                         23,447    344,201
    Ainsworth Game Technology, Ltd.                           2,109      8,158
*   AJ Lucas Group, Ltd.                                      8,887      7,586
#   ALS, Ltd.                                                66,044    461,893
*   Alumina, Ltd.                                           571,613    718,029
*   Alumina, Ltd. Sponsored ADR                              14,400     71,424
    Amalgamated Holdings, Ltd.                               22,951    187,659
    Amcom Telecommunications, Ltd.                           33,789     66,106
    Amcor, Ltd.                                             147,315  1,413,776
    AMP, Ltd.                                               357,663  1,683,219
    Ansell, Ltd.                                             20,310    342,042
*   Antares Energy, Ltd.                                     34,313     12,779
    AP Eagers, Ltd.                                          15,769     74,114
    APA Group                                                83,807    519,464
*   APN News & Media, Ltd.                                  164,116    108,237
*   Aquarius Platinum, Ltd.                                  41,410     14,841
#*  Aquila Resources, Ltd.                                   22,801     53,187
    ARB Corp., Ltd.                                           6,804     77,274
    Aristocrat Leisure, Ltd.                                 37,336    175,165
    Arrium, Ltd.                                            380,081    423,583
    Asciano, Ltd.                                           156,632    790,425
*   ASG Group, Ltd.                                          36,938     12,363
    ASX, Ltd.                                                20,952    693,343
#   Atlas Iron, Ltd.                                        248,992    211,176
    Aurizon Holdings, Ltd.                                   79,406    383,390
*   Aurora Oil & Gas, Ltd.                                   48,275    183,427
    Ausdrill, Ltd.                                           76,045     65,975
    Ausenco, Ltd.                                            31,177     16,103
*   Austal, Ltd.                                             32,722     31,949
    Austin Engineering, Ltd.                                  9,103     17,451
    Australia & New Zealand Banking Group, Ltd.             185,705  5,971,859
*   Australian Agricultural Co., Ltd.                        97,204    115,662
    Australian Infrastructure Fund, Ltd.                     80,194        336
    Australian Pharmaceutical Industries, Ltd.               99,134     53,480
    Automotive Holdings Group, Ltd.                          47,147    175,759
    Aveo Group                                               83,543    158,054
*   AVJennings, Ltd.                                          8,932      4,796
*   AWE, Ltd.                                               171,641    250,742
    Bank of Queensland, Ltd.                                 88,315  1,009,664
    BC Iron, Ltd.                                             6,757     27,529
    Beach Energy, Ltd.                                      358,445    573,642
    Bega Cheese, Ltd.                                         2,584     12,380
    Bendigo and Adelaide Bank, Ltd.                         109,631  1,174,984
    BHP Billiton, Ltd.                                       66,721  2,349,686
    BHP Billiton, Ltd. Sponsored ADR                         25,036  1,766,039
*   Billabong International, Ltd.                           109,846     48,582
    Blackmores, Ltd.                                          1,011     25,255
*   BlueScope Steel, Ltd.                                   140,180    847,499

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
AUSTRALIA -- (Continued)
#*  Boart Longyear, Ltd.                                     112,356 $   29,886
    Boral, Ltd.                                              203,956  1,082,429
    Bradken, Ltd.                                             54,874    216,564
    Brambles, Ltd.                                            75,149    660,805
    Breville Group, Ltd.                                      12,427    106,120
    Brickworks, Ltd.                                           8,373    104,376
    BT Investment Management, Ltd.                             7,986     49,845
*   Buru Energy, Ltd.                                          2,744      2,995
    Cabcharge Australia, Ltd.                                 29,769    107,456
    Caltex Australia, Ltd.                                    27,789    576,854
    Cardno, Ltd.                                              40,096    261,130
*   Carnarvon Petroleum, Ltd.                                111,869      9,063
    carsales.com, Ltd.                                        17,740    179,657
    Cash Converters International, Ltd.                       57,532     58,393
    Cedar Woods Properties, Ltd.                               3,273     22,044
    Challenger, Ltd.                                          74,729    491,663
*   Coal of Africa, Ltd.                                      52,185      3,606
    Coca-Cola Amatil, Ltd.                                    27,735    239,429
    Cochlear, Ltd.                                             5,210    284,794
*   Cockatoo Coal, Ltd.                                      311,976     10,116
*   Coffey International, Ltd.                                48,876     10,269
    Commonwealth Bank of Australia                            54,418  4,003,037
    Computershare, Ltd.                                       17,419    200,784
    Credit Corp. Group, Ltd.                                   3,280     27,481
    Crowe Horwath Australasia, Ltd.                           37,000     12,721
    Crown Resorts, Ltd.                                       29,598    442,897
    CSG, Ltd.                                                 16,337     13,295
    CSL, Ltd.                                                 12,786    815,111
    CSR, Ltd.                                                134,036    456,474
    Data#3, Ltd.                                               8,941      4,827
    David Jones, Ltd.                                        140,183    513,538
    Decmil Group, Ltd.                                        35,216     66,737
    Domino's Pizza Enterprises, Ltd.                           3,943     72,732
    Downer EDI, Ltd.                                         122,529    572,004
*   Drillsearch Energy, Ltd.                                  99,806    149,454
    DuluxGroup, Ltd.                                          54,944    293,467
    DWS, Ltd.                                                 11,284     11,330
    Echo Entertainment Group, Ltd.                           193,405    508,692
#*  Elders, Ltd.                                             103,979     10,644
*   Emeco Holdings, Ltd.                                     196,879     47,954
*   Energy Resources of Australia, Ltd.                       55,774     68,716
*   Energy World Corp., Ltd.                                 154,243     40,959
    Envestra, Ltd.                                           186,216    202,094
    ERM Power, Ltd.                                            1,889      3,220
    Euroz, Ltd.                                                3,934      4,609
    Evolution Mining, Ltd.                                    52,070     41,544
    Fairfax Media, Ltd.                                      587,484    536,769
    Fleetwood Corp., Ltd.                                     11,993     25,794
    Flight Centre Travel Group, Ltd.                           9,755    489,254
*   Focus Minerals, Ltd.                                   1,002,633     11,270
*   Forge Group, Ltd.                                          5,619         --
    Fortescue Metals Group, Ltd.                              69,828    330,282

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
AUSTRALIA -- (Continued)
    Funtastic, Ltd.                                          32,496 $    3,630
    G8 Education, Ltd.                                        7,983     34,817
    Goodman Fielder, Ltd.                                   479,218    300,750
    GrainCorp, Ltd. Class A                                  43,955    362,517
    Grange Resources, Ltd.                                  167,580     40,730
*   Gryphon Minerals, Ltd.                                   28,227      3,575
    GUD Holdings, Ltd.                                       16,595     82,649
*   Gunns, Ltd.                                             133,137         --
    GWA Group, Ltd.                                          61,780    155,007
    Harvey Norman Holdings, Ltd.                            138,744    424,619
    Helloworld, Ltd.                                         25,000      7,214
    HFA Holdings, Ltd.                                       13,456     12,543
    Hills, Ltd.                                              49,659     78,143
*   Horizon Oil, Ltd.                                       251,263     88,989
*   Icon Energy, Ltd.                                        52,698      6,612
    iiNET, Ltd.                                              27,956    186,634
    Iluka Resources, Ltd.                                    61,082    507,457
#   Imdex, Ltd.                                              46,977     32,194
    IMF Australia, Ltd.                                       1,965      3,392
    Incitec Pivot, Ltd.                                     368,466    989,062
    Independence Group NL                                    66,852    271,019
*   Infigen Energy                                           86,150     14,827
    Insurance Australia Group, Ltd.                         300,135  1,604,149
    Invocare, Ltd.                                           16,265    161,251
    IOOF Holdings, Ltd.                                      42,129    333,094
    Iress, Ltd.                                              16,798    129,600
    James Hardie Industries P.L.C.                           28,661    367,956
    James Hardie Industries P.L.C. Sponsored ADR              1,236     79,277
    JB Hi-Fi, Ltd.                                           20,325    365,239
*   Kagara, Ltd.                                             60,876      1,301
*   Kingsgate Consolidated, Ltd.                             46,498     38,872
*   Kingsrose Mining, Ltd.                                   26,359      9,925
    Leighton Holdings, Ltd.                                  18,441    327,921
    Lend Lease Group                                         88,111  1,064,909
    M2 Group, Ltd.                                           24,717    129,875
*   Macmahon Holdings, Ltd.                                 196,207     19,239
    Macquarie Atlas Roads Group                              61,956    179,750
    Macquarie Group, Ltd.                                    34,431  1,855,013
    Magellan Financial Group, Ltd.                            1,039     12,142
*   Matrix Composites & Engineering, Ltd.                     2,049      2,356
    MaxiTRANS Industries, Ltd.                               33,340     29,748
*   Mayne Pharma Group, Ltd.                                 28,592     22,655
    McMillan Shakespeare, Ltd.                                6,994     63,352
    McPherson's, Ltd.                                         5,740      6,239
*   Medusa Mining, Ltd.                                      20,739     34,847
    Melbourne IT, Ltd.                                       27,781     37,310
    Mermaid Marine Australia, Ltd.                           55,476    110,513
*   Mesoblast, Ltd.                                           7,732     33,549
*   Metals X, Ltd.                                          100,801     19,291
    Metcash, Ltd.                                           134,164    346,589
    Mincor Resources NL                                      43,402     32,533
*   Mineral Deposits, Ltd.                                   32,422     60,312

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
AUSTRALIA -- (Continued)
    Mineral Resources, Ltd.                                  36,554 $  396,890
    Monadelphous Group, Ltd.                                 12,173    198,472
    Mortgage Choice, Ltd.                                    11,330     27,970
#   Mount Gibson Iron, Ltd.                                 171,910    117,402
    Myer Holdings, Ltd.                                     168,270    348,596
    National Australia Bank, Ltd.                           164,052  5,401,802
    Navitas, Ltd.                                            20,111    137,910
    New Hope Corp., Ltd.                                     32,366     94,067
*   Newcrest Mining, Ltd.                                    88,170    859,938
*   Nexus Energy, Ltd.                                      252,869      4,698
    NIB Holdings, Ltd.                                       74,922    191,803
    Northern Star Resources, Ltd.                            58,501     63,993
    NRW Holdings, Ltd.                                       64,898     67,893
    Nufarm, Ltd.                                             54,209    209,707
    Oakton, Ltd.                                              1,390      1,876
    Oil Search, Ltd.                                         35,591    294,872
    Orica, Ltd.                                              39,314    802,340
    Origin Energy, Ltd.                                     166,079  2,307,152
    Orora, Ltd.                                             147,315    191,015
    OrotonGroup, Ltd.                                         2,881     11,007
    OZ Minerals, Ltd.                                        86,694    298,361
    Pacific Brands, Ltd.                                    226,091    106,450
#*  Paladin Energy, Ltd.                                    209,906     85,369
    PanAust, Ltd.                                           108,671    163,423
    Panoramic Resources, Ltd.                                75,563     44,327
    Patties Foods, Ltd.                                       1,438      1,538
*   Peet, Ltd.                                               30,792     36,904
    Perpetual, Ltd.                                           6,618    289,713
*   Perseus Mining, Ltd.                                     35,557     11,641
    Platinum Asset Management, Ltd.                          25,432    156,245
*   PMP, Ltd.                                                73,062     28,953
    Premier Investments, Ltd.                                24,401    225,370
    Primary Health Care, Ltd.                               140,227    612,894
*   Prime AET&D Holdings No.1, Ltd                                4         --
    Prime Media Group, Ltd.                                  39,708     36,530
    Programmed Maintenance Services, Ltd.                    30,695     81,276
*   Qantas Airways, Ltd.                                    300,364    341,674
    QBE Insurance Group, Ltd.                               106,704  1,151,617
    Qube Holdings, Ltd.                                      16,140     33,422
*   Ramelius Resources, Ltd.                                 61,433      6,010
    Ramsay Health Care, Ltd.                                  7,819    326,709
    RCG Corp., Ltd.                                           4,861      3,371
    RCR Tomlinson, Ltd.                                      36,471     92,874
    REA Group, Ltd.                                           4,246    185,179
*   Recall Holdings, Ltd.                                     5,744     24,268
#*  Red Fork Energy, Ltd.                                    36,248      3,539
    Redflex Holdings, Ltd.                                    4,333      4,132
    Reece Australia, Ltd.                                       591     16,743
    Regis Resources, Ltd.                                    35,116     79,636
    Reject Shop, Ltd. (The)                                   2,325     21,657
*   Resolute Mining, Ltd.                                   154,687     87,436
    Retail Food Group, Ltd.                                  18,909     73,540

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
AUSTRALIA -- (Continued)
    Ridley Corp., Ltd.                                       50,890 $   39,953
    Rio Tinto, Ltd.                                          28,176  1,624,887
*   Roc Oil Co., Ltd.                                       253,353    113,155
    Ruralco Holdings, Ltd.                                    2,394      7,455
    SAI Global, Ltd.                                         62,321    247,622
    Salmat, Ltd.                                             11,000     19,562
#*  Samson Oil & Gas, Ltd. Sponsored ADR                     12,700      4,575
*   Sandfire Resources NL                                    14,494     76,997
    Santos, Ltd.                                            140,727  1,804,311
*   Saracen Mineral Holdings, Ltd.                          276,863     85,239
    Sedgman, Ltd.                                            11,987      5,013
    Seek, Ltd.                                               20,696    324,137
    Select Harvests, Ltd.                                     2,843     16,674
*   Senex Energy, Ltd.                                      185,711    115,353
    Servcorp, Ltd.                                            9,992     43,104
    Seven Group Holdings, Ltd.                               24,235    185,641
    Seven West Media, Ltd.                                   56,691     98,503
    Sigma Pharmaceuticals, Ltd.                             310,712    209,693
*   Silex Systems, Ltd.                                       6,346     10,700
#*  Silver Lake Resources, Ltd.                              38,161     14,603
*   Sims Metal Management, Ltd.                              41,257    377,324
*   Sims Metal Management, Ltd. Sponsored ADR                 4,871     43,936
    Sirtex Medical, Ltd.                                      4,162     61,088
    Skilled Group, Ltd.                                      41,596    106,380
    Slater & Gordon, Ltd.                                     2,645     11,605
    SMS Management & Technology, Ltd.                        19,539     68,250
    Sonic Healthcare, Ltd.                                   35,568    586,700
    Southern Cross Media Group, Ltd.                        150,456    180,176
    SP AusNet                                               164,938    214,940
    Spark Infrastructure Group                              228,215    375,024
    Specialty Fashion Group, Ltd.                             8,094      6,972
*   St Barbara, Ltd.                                        138,569     27,854
*   Starpharma Holdings, Ltd.                                16,423     10,851
    STW Communications Group, Ltd.                           95,520    125,472
    Suncorp Group, Ltd.                                     189,298  2,298,869
*   Sundance Energy Australia, Ltd.                          43,571     42,243
    Sunland Group, Ltd.                                      21,844     33,948
    Super Retail Group, Ltd.                                 25,199    238,516
    Sydney Airport                                           73,615    289,268
    Tabcorp Holdings, Ltd.                                  195,873    678,829
*   Tap Oil, Ltd.                                            49,618     19,159
    Tassal Group, Ltd.                                       24,227     93,482
    Tatts Group, Ltd.                                       356,939  1,003,917
    Technology One, Ltd.                                     15,964     37,476
    Telstra Corp., Ltd.                                      95,545    464,550
    Telstra Corp., Ltd. ADR                                     600     14,544
#*  Ten Network Holdings, Ltd.                              413,470    104,150
    TFS Corp., Ltd.                                          27,337     43,298
    Thorn Group, Ltd.                                         5,639     11,228
*   Tiger Resources, Ltd.                                    95,365     31,718
    Toll Holdings, Ltd.                                     176,291    869,572
    Tox Free Solutions, Ltd.                                 30,708     98,890

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
AUSTRALIA -- (Continued)
    TPG Telecom, Ltd.                                        80,192 $   444,668
*   Transfield Services, Ltd.                               110,789      99,209
*   Transpacific Industries Group, Ltd.                     276,410     287,442
    Transurban Group                                         56,923     384,448
    Treasury Wine Estates, Ltd.                             161,587     575,465
*   Troy Resources, Ltd.                                     18,788      17,146
    UGL, Ltd.                                                51,363     323,023
    UXC, Ltd.                                                56,149      44,117
    Village Roadshow, Ltd.                                   16,637     109,228
#*  Virgin Australia Holdings, Ltd.                         423,618     145,796
*   Virgin Australia Holdings, Ltd. (ACI01NXR8)             312,963          --
    Vocus Communications, Ltd.                                7,450      31,235
    Washington H Soul Pattinson & Co., Ltd.                   9,507     130,937
    Watpac, Ltd.                                             32,558      24,391
    WDS, Ltd.                                                33,762      34,298
    Webjet, Ltd.                                             13,416      34,304
    Wesfarmers, Ltd.                                         81,540   3,245,231
    Western Areas, Ltd.                                      30,429     117,457
    Westpac Banking Corp.                                   166,809   5,463,748
*   Whitehaven Coal, Ltd.                                    30,345      41,351
    Wide Bay Australia, Ltd.                                  1,410       7,836
    Woodside Petroleum, Ltd.                                 45,107   1,714,568
    Woolworths, Ltd.                                         30,069   1,044,957
    WorleyParsons, Ltd.                                      21,320     334,331
    Wotif.com Holdings, Ltd.                                  1,468       3,653
                                                                    -----------
TOTAL AUSTRALIA                                                      94,297,373
                                                                    -----------
AUSTRIA -- (0.4%)
*   A-TEC Industries AG                                       3,557          --
    Agrana Beteiligungs AG                                      753      87,159
    Andritz AG                                                6,281     390,170
    Atrium European Real Estate, Ltd.                        24,278     139,836
    Austria Technologie & Systemtechnik AG                    4,702      54,901
*   BUWOG AG                                                  4,739      87,015
    CA Immobilien Anlagen AG                                  5,017      95,635
    Conwert Immobilien Invest SE                              2,687      38,714
    Erste Group Bank AG                                      32,800   1,102,879
    EVN AG                                                    6,414      89,385
#   Flughafen Wien AG                                         2,587     253,986
    IMMOFINANZ AG                                            94,789     352,006
    Kapsch TrafficCom AG                                        655      36,356
#   Lenzing AG                                                  871      55,602
    Mayr Melnhof Karton AG                                    1,270     161,700
#   Oesterreichische Post AG                                  3,595     183,731
    OMV AG                                                   26,952   1,260,125
    Palfinger AG                                                452      16,727
    POLYTEC Holding AG                                        1,501      15,086
    Raiffeisen Bank International AG                         16,030     506,717
    RHI AG                                                    4,013     140,470
    Rosenbauer International AG                                 591      55,748
    S IMMO AG                                                 4,858      38,398
    Schoeller-Bleckmann Oilfield Equipment AG                 1,315     167,161

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
AUSTRIA -- (Continued)
    Semperit AG Holding                                        2,321 $  129,582
    Strabag SE                                                 2,918     81,569
    Telekom Austria AG                                        22,997    228,224
    UNIQA Insurance Group AG                                   6,725     85,905
#   Verbund AG                                                 4,598     89,149
    Vienna Insurance Group AG Wiener Versicherung Gruppe       7,150    382,397
    Voestalpine AG                                            21,072    962,556
    Wienerberger AG                                           30,218    560,889
    Zumtobel AG                                                4,362     90,697
                                                                     ----------
TOTAL AUSTRIA                                                         7,940,475
                                                                     ----------
BELGIUM -- (1.0%)
*   Ablynx NV                                                  6,382     76,197
    Ackermans & van Haaren NV                                  6,496    840,016
    Ageas                                                     53,583  2,305,975
*   AGFA-Gevaert NV                                           63,356    242,736
    Anheuser-Busch InBev NV                                   21,489  2,342,212
    Anheuser-Busch InBev NV Sponsored ADR                     13,736  1,453,544
    Arseus NV                                                  4,228    239,492
    Atenor Group                                                  67      3,710
    Banque Nationale de Belgique                                  44    212,397
    Barco NV                                                   3,113    232,000
    Belgacom SA                                               39,577  1,211,354
    Cie d'Entreprises CFE                                      2,275    250,679
    Cie Immobiliere de Belgique SA                               189     10,807
    Cie Maritime Belge SA                                      3,221     95,715
    Colruyt SA                                                 4,685    264,916
    D'ieteren SA                                               6,011    278,088
*   Deceuninck NV                                             18,601     63,894
    Delhaize Group SA                                         15,783  1,175,254
    Delhaize Group SA Sponsored ADR                           46,556    869,666
#   Econocom Group                                             8,566     91,865
    Elia System Operator SA                                    4,186    222,030
#*  Euronav NV                                                10,613    128,428
    EVS Broadcast Equipment SA                                 1,521     96,315
    Exmar NV                                                   8,774    146,443
*   Ion Beam Applications                                      6,562     90,764
    Jensen-Group NV                                              324      6,290
    KBC Groep NV                                              33,376  2,036,699
    Kinepolis Group NV                                         1,570    307,364
    Lotus Bakeries                                                19     21,105
    Melexis NV                                                 2,286     91,924
    Mobistar SA                                                6,112    119,275
    NV Bekaert SA                                              9,897    402,788
#   Nyrstar NV                                                36,079    143,653
*   RealDolmen NV/SA                                             455     12,897
    Recticel SA                                                6,887     62,018
    Resilux                                                      348     51,591
*   Roularta Media Group NV                                    1,508     26,897
    Sioen Industries NV                                        4,172     51,212
    Sipef SA                                                   1,215    106,129
    Solvay SA                                                  9,078  1,471,136

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
BELGIUM -- (Continued)
    Telenet Group Holding NV                                  5,482 $   321,497
    Tessenderlo Chemie NV                                     6,750     206,714
*   ThromboGenics NV                                          2,876      91,631
    UCB SA                                                   15,172   1,244,507
#   Umicore SA                                               22,735   1,114,440
    Van de Velde NV                                             771      41,038
*   Viohalco SA                                              20,959     131,318
                                                                    -----------
TOTAL BELGIUM                                                        21,006,620
                                                                    -----------
BRAZIL -- (1.5%)
    Abril Educacao SA                                         1,849      23,633
    AES Tiete SA                                              7,000      45,835
    Aliansce Shopping Centers SA                             19,156     158,076
    ALL - America Latina Logistica SA                        86,800     343,735
    AMBEV SA                                                 24,800     181,294
    AMBEV SA ADR                                             63,002     456,765
    Anhanguera Educacional Participacoes SA                  78,051     483,060
    Arezzo Industria e Comercio SA                            5,000      55,948
    Autometal SA                                              3,700      30,699
*   B2W Cia Digital                                          10,800     120,024
    Banco Alfa de Investimento SA                            14,300      34,824
    Banco Bradesco SA                                        61,212     940,245
    Banco do Brasil SA                                       78,901     828,376
    Banco Santander Brasil SA ADR                           102,545     681,924
    Bematech SA                                               6,000      22,442
*   BHG SA - Brazil Hospitality Group                         1,600       9,974
    BM&FBovespa SA                                          246,373   1,259,627
    BR Malls Participacoes SA                                48,200     414,826
    Brasil Brokers Participacoes SA                          23,200      45,573
    Brasil Insurance Participacoes e Administracao SA        10,700      47,795
    Braskem SA Sponsored ADR                                  9,069     123,338
    BRF SA                                                    9,416     213,256
    BRF SA ADR                                               12,343     278,952
*   Brookfield Incorporacoes SA                              87,670      56,225
    CCR SA                                                   40,300     315,387
    Centrais Eletricas Brasileiras SA                        42,400     147,941
    CETIP SA - Mercados Organizados                          23,194     295,523
    Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR    7,747     368,447
    Cia de Saneamento Basico do Estado de Sao Paulo           6,900      65,356
    Cia de Saneamento Basico do Estado de Sao Paulo ADR      25,800     244,584
    Cia de Saneamento de Minas Gerais-COPASA                 10,400     162,314
    Cia Energetica de Minas Gerais                            1,939      14,894
    Cia Energetica de Minas Gerais Sponsored ADR             14,963     112,825
    Cia Hering                                               19,177     202,628
    Cia Paranaense de Energia                                 1,200      11,840
    Cia Paranaense de Energia Sponsored ADR                   7,845     112,576
    Cia Providencia Industria e Comercio SA                   1,300       4,717
    Cia Siderurgica Nacional SA Sponsored ADR               141,918     549,223
    Cielo SA                                                 17,886     316,854
*   Contax Participacoes SA                                   6,800      51,234
    Cosan SA Industria e Comercio                            29,400     504,207
    CPFL Energia SA                                           8,400      71,238

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                               SHARES  VALUE++
                                                               ------- --------
BRAZIL -- (Continued)
    Cremer SA                                                   10,900 $ 81,637
    Cyrela Brazil Realty SA Empreendimentos e Participacoes 62,300 377,754 Cyrela Commercial Properties SA Empreendimentos e
      Participacoes                                                300    2,404
    Direcional Engenharia SA                                    12,204   59,549
    Duratex SA                                                  77,906  337,165
    EcoRodovias Infraestrutura e Logistica SA                   16,954  101,355
    EDP - Energias do Brasil SA                                 51,600  224,242
    Embraer SA                                                  44,200  382,185
    Embraer SA ADR                                              20,543  706,679
    Equatorial Energia SA                                       20,691  188,931
    Estacio Participacoes SA                                    40,752  436,443
    Eternit SA                                                  24,972   97,323
    Even Construtora e Incorporadora SA                         57,800  186,121
    Ez Tec Empreendimentos e Participacoes SA                   13,000  159,574
*   Fibria Celulose SA                                          12,383  123,289
*   Fibria Celulose SA Sponsored ADR                            45,289  449,720
    Fleury SA                                                    9,900   66,422
    Gafisa SA                                                   40,100   65,282
    Gafisa SA ADR                                               54,377  179,988
*   General Shopping Brasil SA                                   6,700   20,763
    Gerdau SA                                                   25,700  124,596
    Gerdau SA Sponsored ADR                                    105,500  634,055
    Grendene SA                                                 20,200  127,736
    Guararapes Confeccoes SA                                     1,200   55,970
    Helbor Empreendimentos SA                                   35,575  121,256
    Hypermarcas SA                                              71,798  529,046
    Iguatemi Empresa de Shopping Centers SA                     17,900  177,976
    International Meal Co. Holdings SA                          11,500   91,030
    Iochpe-Maxion SA                                            20,600  186,345
    Itau Unibanco Holding SA                                    15,040  231,696
    JBS SA                                                     129,264  446,388
    JHSF Participacoes SA                                       23,200   37,769
    JSL SA                                                      17,600   95,351
    Kepler Weber SA                                              4,800   78,143
    Klabin SA                                                  107,144  562,209
    Kroton Educacional SA                                       25,358  543,154
    Light SA                                                    14,507  115,809
    Localiza Rent a Car SA                                      19,345  288,906
*   Log-in Logistica Intermodal SA                               6,500   23,292
    Lojas Americanas SA                                         22,863  146,114
    Lojas Renner SA                                             14,167  416,798
    LPS Brasil Consultoria de Imoveis SA                         4,600   23,003
    M Dias Branco SA                                             6,316  273,006
    Magnesita Refratarios SA                                    23,138   49,187
    Mahle-Metal Leve SA Industria e Comercio                     9,900   97,724
*   Marfrig Global Foods SA                                     36,867   68,782
    Marisa Lojas SA                                              5,200   35,168
*   MBAC Fertilizer Corp.                                        7,558    3,793
    Mills Estruturas e Servicos de Engenharia SA                33,057  416,891
*   Minerva SA                                                  26,200  117,737
*   MMX Mineracao e Metalicos SA                                12,998   15,098
    MRV Engenharia e Participacoes SA                           73,269  231,990

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
BRAZIL -- (Continued)
    Multiplan Empreendimentos Imobiliarios SA                 9,675 $   213,828
    Multiplus SA                                              8,300     106,200
    Natura Cosmeticos SA                                     10,300     176,413
    Odontoprev SA                                            52,600     211,131
    Oi SA                                                    10,605      10,701
    Oi SA ADR(670851104)                                      2,918       2,889
#   Oi SA ADR(670851203)                                     71,973      66,841
*   Paranapanema SA                                          51,280      84,403
*   PDG Realty SA Empreendimentos e Participacoes           336,947     207,027
    Petroleo Brasileiro SA                                   53,426     374,503
    Petroleo Brasileiro SA ADR                               90,141   1,251,157
    Porto Seguro SA                                          28,377     413,613
    Positivo Informatica SA                                   7,200       7,524
    Profarma Distribuidora de Produtos Farmaceuticos SA       3,400      27,142
    QGEP Participacoes SA                                    16,800      64,646
    Raia Drogasil SA                                         14,250     121,426
    Restoque Comercio e Confeccoes de Roupas SA              14,000      38,865
    Rodobens Negocios Imobiliarios SA                         4,000      20,738
*   Rossi Residencial SA                                     88,154      63,257
    Santos Brasil Participacoes SA                            9,150      73,331
    Sao Martinho SA                                          13,300     199,224
    SLC Agricola SA                                          15,400     117,412
    Sonae Sierra Brasil SA                                    3,937      31,729
    Souza Cruz SA                                            22,000     200,785
*   Springs Global Participacoes SA                          24,200      13,567
    Sul America SA                                           50,397     369,543
    Tecnisa SA                                               24,255      75,384
    Tegma Gestao Logistica                                    3,550      29,693
    Telefonica Brasil SA                                      1,747      31,512
    Telefonica Brasil SA ADR                                 12,260     259,912
    Tempo Participacoes SA                                   15,600      30,294
    Tim Participacoes SA                                     12,200      66,205
    Tim Participacoes SA ADR                                  6,220     167,380
    Totvs SA                                                 17,500     285,761
    Tractebel Energia SA                                      6,400      95,178
    Transmissora Alianca de Energia Eletrica SA              32,933     294,658
    Ultrapar Participacoes SA Sponsored ADR                  28,612     712,153
*   Usinas Siderurgicas de Minas Gerais SA                   18,960      68,111
    Vale SA                                                  21,811     287,585
    Vale SA Sponsored ADR                                    78,960   1,043,851
    Valid Solucoes e Servicos de Seguranca em Meios de
      Pagamento e Identificacao S.A                          15,075     233,587
*   Vanguarda Agro SA                                        50,212      71,610
    WEG SA                                                   28,766     347,166
                                                                    -----------
TOTAL BRAZIL                                                         29,589,013
                                                                    -----------
CANADA -- (6.8%)
*   5N Plus, Inc.                                             7,800      34,373
    Absolute Software Corp.                                   6,980      43,750
*   Advantage Oil & Gas, Ltd.                                47,364     299,901
    Aecon Group, Inc.                                        17,400     292,262
*   AEterna Zentaris, Inc.                                      893       1,010

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
CANADA -- (Continued)
    AG Growth International, Inc.                              2,000 $   79,157
    AGF Management, Ltd. Class B                              11,056    123,164
    Agnico Eagle Mines, Ltd.(008474108)                        3,806    112,505
    Agnico Eagle Mines, Ltd.(2009823)                         12,731    375,989
    Agrium, Inc.                                              11,437  1,098,465
    Aimia, Inc.                                               30,862    496,979
*   Ainsworth Lumber Co., Ltd.                                14,280     48,988
*   Air Canada Class A                                         4,133     28,847
    Alacer Gold Corp.                                         42,454    101,482
    Alamos Gold, Inc.                                         16,300    152,434
*   Alexco Resource Corp.                                      8,500     11,167
    Algoma Central Corp.                                       3,600     51,403
    Algonquin Power & Utilities Corp.                         38,923    279,835
    Alimentation Couche Tard, Inc. Class B                    32,955    928,771
    Alliance Grain Traders, Inc.                               4,411     73,768
    AltaGas, Ltd.                                             12,778    544,439
*   Alterra Power Corp.                                       20,706      6,045
    Altus Group, Ltd.                                          4,600     81,630
*   Alvopetro Energy, Ltd.                                    16,874     14,626
*   Amerigo Resources, Ltd.                                   42,500     19,000
    Amica Mature Lifestyles, Inc.                              2,600     18,621
*   Antrim Energy, Inc.                                       36,800      2,182
    ARC Resources, Ltd.                                       22,780    675,887
*   Argonaut Gold, Inc.                                       27,267    100,754
    Arsenal Energy, Inc.                                       4,200     25,674
*   Artek Exploration, Ltd.                                    2,839     11,060
    Atco, Ltd. Class I                                         7,200    351,510
*   Athabasca Oil Corp.                                       57,322    425,712
*   ATS Automation Tooling Systems, Inc.                      19,657    254,669
    AuRico Gold, Inc.(05155C105)                                 788      3,278
    AuRico Gold, Inc.(2287317)                                62,961    261,943
    AutoCanada, Inc.                                           2,911    185,913
*   Avigilon Corp.                                             5,838    137,474
*   B2Gold Corp.                                             183,214    526,549
    Badger Daylighting, Ltd.                                   6,090    212,251
#*  Ballard Power Systems, Inc.                               23,900     87,222
    Bank of Montreal                                          43,167  2,975,473
    Bank of Nova Scotia(064149107)                            10,612    644,997
    Bank of Nova Scotia(2076281)                              46,481  2,824,355
*   Bankers Petroleum, Ltd.                                   84,809    461,940
    Barrick Gold Corp.(067901108)                             67,958  1,187,226
    Barrick Gold Corp.(2024644)                               38,995    680,603
*   Bauer Performance Sports, Ltd.                             2,900     40,164
    Baytex Energy Corp.                                        1,522     63,349
    BCE, Inc.                                                 21,200    943,899
    Bell Aliant, Inc.                                          8,152    200,816
*   Bellatrix Exploration, Ltd.                               32,652    317,568
*   Birchcliff Energy, Ltd.                                   25,586    296,700
    Bird Construction, Inc.                                    2,700     34,734
    Black Diamond Group, Ltd.                                  6,184    194,426
#*  BlackBerry, Ltd.(09228F103)                               22,561    172,817
#*  BlackBerry, Ltd.(BCBHZ31)                                 29,269    223,513

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
CANADA -- (Continued)
*   BlackPearl Resources, Inc.                                53,132 $  149,306
*   BNK Petroleum, Inc.                                       19,281     36,766
    Bombardier, Inc. Class A                                   7,100     28,632
    Bombardier, Inc. Class B                                  76,726    308,710
    Bonavista Energy Corp.                                    44,877    705,061
    Bonterra Energy Corp.                                      3,330    173,693
    Boralex, Inc. Class A                                      6,300     73,343
    Brookfield Asset Management, Inc. Class A                 10,972    460,583
*   Brookfield Residential Properties, Inc.                    5,399    105,874
    CAE, Inc.                                                 26,952    355,819
    Calfrac Well Services, Ltd.                                8,087    280,007
    Calian Technologies, Ltd.                                  1,800     31,121
*   Calvalley Petroleums, Inc. Class A                         6,494      9,361
    Cameco Corp.                                              44,846    954,571
    Canaccord Genuity Group, Inc.                             25,763    222,597
*   Canacol Energy, Ltd.                                       3,874     29,195
    Canada Bread Co., Ltd.                                       900     59,318
    Canadian Energy Services & Technology Corp.                6,175    182,087
    Canadian Imperial Bank of Commerce                        18,470  1,646,721
    Canadian National Railway Co.(136375102)                   4,036    236,389
    Canadian National Railway Co.(2180632)                    13,000    761,462
    Canadian Natural Resources, Ltd.(136385101)               51,054  2,081,472
    Canadian Natural Resources, Ltd.(2171573)                 41,220  1,679,563
    Canadian Oil Sands, Ltd.                                  35,296    765,141
    Canadian Pacific Railway, Ltd.                             9,072  1,416,525
    Canadian Tire Corp., Ltd. Class A                         11,243  1,104,246
    Canadian Utilities, Ltd. Class A                          20,814    768,906
    Canadian Western Bank                                     16,747    567,477
    Canam Group, Inc. Class A                                  9,166    117,246
    CanElson Drilling, Inc.                                    8,925     66,934
    Canexus Corp.                                                500      2,199
*   Canfor Corp.                                              19,304    437,843
    Canfor Pulp Products, Inc.                                11,220    124,684
    Canyon Services Group, Inc.                               13,500    185,740
    Capital Power Corp.                                       15,077    338,667
    Capstone Infrastructure Corp.                             19,238     71,086
*   Capstone Mining Corp.                                     89,723    236,576
    Cascades, Inc.                                            21,687    127,029
*   Catamaran Corp                                             2,879    108,682
*   Catamaran Corp.                                           12,320    468,049
    Cathedral Energy Services, Ltd.                            6,216     24,273
    CCL Industries, Inc. Class B                               5,735    521,464
*   Celestica, Inc.                                           43,600    483,715
    Cenovus Energy, Inc.(15135U109)                            2,100     62,517
    Cenovus Energy, Inc.(B57FG04)                             20,055    597,414
    Centerra Gold, Inc.                                       27,775    142,416
*   Cequence Energy, Ltd.                                     33,148     91,334
*   CGI Group, Inc. Class A                                   27,460    990,118
*   China Gold International Resources Corp., Ltd.            36,717     94,468
*   Chinook Energy, Inc.                                       5,456      9,558
    Churchill Corp. Class A                                    4,006     40,460
    CI Financial Corp.                                         6,052    196,571

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
CANADA -- (Continued)
    Cineplex, Inc.                                             8,595 $  323,945
*   Claude Resources, Inc.                                    32,900      5,403
    Clearwater Seafoods, Inc.                                  2,100     14,561
    Cogeco Cable, Inc.                                         4,666    255,426
    Cogeco, Inc.                                                 630     33,016
    Colabor Group, Inc.                                        4,766     15,132
*   COM DEV International, Ltd.                               22,160     73,796
    Computer Modelling Group, Ltd.                             1,462     39,856
*   Connacher Oil and Gas, Ltd.                              111,132     32,953
    Constellation Software, Inc.                                 700    155,034
    Contrans Group, Inc. Class A                               2,800     36,736
*   Copper Mountain Mining Corp.                              24,100     51,232
    Corby Spirit and Wine, Ltd.                                1,600     31,926
*   Corridor Resources, Inc.                                  15,700     31,943
    Corus Entertainment, Inc. Class B                         17,462    392,240
    Cott Corp.(22163N106)                                      1,202      9,760
    Cott Corp.(2228952)                                       24,699    200,558
    Crescent Point Energy Corp.                               21,722    883,704
*   Crew Energy, Inc.                                         28,272    320,367
*   Crocotta Energy, Inc.                                     11,881     40,758
    Davis + Henderson Corp.                                   13,498    390,882
*   DeeThree Exploration, Ltd.                                22,145    237,199
*   Delphi Energy Corp.                                       36,700    112,171
*   Denison Mines Corp.                                      103,818    142,080
*   Descartes Systems Group, Inc. (The)                        9,700    131,422
    DHX Media, Ltd.                                            5,000     22,490
    Dollarama, Inc.                                            4,957    412,281
*   Dominion Diamond Corp.                                    20,000    251,266
    Dorel Industries, Inc. Class B                             7,913    283,584
#*  DragonWave, Inc.                                           9,100     12,620
#*  Dundee Precious Metals, Inc.                              21,002     69,748
    E-L Financial Corp., Ltd.                                    184    123,628
*   Eastern Platinum, Ltd.                                   156,800      9,299
    Eldorado Gold Corp.(284902103)                            22,591    137,805
    Eldorado Gold Corp.(2307873)                              83,984    511,850
    Emera, Inc.                                                3,544    109,613
    Empire Co., Ltd.                                           7,212    456,191
    Enbridge Income Fund Holdings, Inc.                        8,314    202,076
    Enbridge, Inc.                                            16,053    774,639
    Encana Corp.                                              46,047  1,066,679
*   Endeavour Mining Corp.                                    47,713     37,437
*   Endeavour Silver Corp.(29258Y103)                          2,098      9,588
*   Endeavour Silver Corp.(2980003)                            5,727     26,178
    Enerflex, Ltd.                                             9,300    147,979
*   Energy Fuels, Inc.                                         1,746     13,575
    Enerplus Corp.(292766102)                                 24,292    539,525
    Enerplus Corp.(B584T89)                                   25,858    573,521
    Enghouse Systems, Ltd.                                     2,022     57,650
    Ensign Energy Services, Inc.                              30,744    483,859
*   Epsilon Energy, Ltd.                                      14,800     54,012
    Equal Energy, Ltd.                                         2,755     12,467
    Equitable Group, Inc.                                      3,000    164,842

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
CANADA -- (Continued)
*   Essential Energy Services Trust                           38,149 $   99,545
    Evertz Technologies, Ltd.                                  4,665     69,376
*   Excellon Resources, Inc.                                   5,700      7,541
    Exchange Income Corp.                                        857     14,520
    Exco Technologies, Ltd.                                    5,190     43,800
*   EXFO, Inc.                                                 5,100     23,033
    Extendicare, Inc.                                         11,807     72,605
    Fairfax Financial Holdings, Ltd.                           2,930  1,277,539
    Finning International, Inc.                               29,229    789,360
    First Capital Realty, Inc.                                 9,200    150,668
*   First Majestic Silver Corp.                               19,978    189,564
    First National Financial Corp.                               800     17,379
    First Quantum Minerals, Ltd.                              81,242  1,618,088
    FirstService Corp.                                         2,200    108,590
    Fortis, Inc.                                               9,300    273,217
#*  Fortress Paper, Ltd. Class A                               1,649      4,739
*   Fortuna Silver Mines, Inc.                                28,530    118,175
    Gamehost, Inc.                                             1,926     26,292
*   Genesis Land Development Corp.                            12,700     46,928
    Genworth MI Canada, Inc.                                  12,859    451,100
    George Weston, Ltd.                                        6,457    486,492
    Gibson Energy, Inc.                                       14,900    397,768
    Gildan Activewear, Inc.                                   12,714    649,939
    Glacier Media, Inc.                                        1,400      1,827
    Glentel, Inc.                                                800      8,357
#*  GLG Life Tech Corp.                                        2,421      1,447
    Gluskin Sheff + Associates, Inc.                           2,966     89,138
*   GLV, Inc. Class A                                          6,118     22,383
    GMP Capital, Inc.                                          9,669     73,308
    Goldcorp, Inc.(2676302)                                   32,117    793,218
    Goldcorp, Inc.(380956409)                                 28,491    704,298
*   Golden Star Resources, Ltd.                               84,300     51,531
*   Gran Tierra Energy, Inc.(38500T101)                          444      3,175
*   Gran Tierra Energy, Inc.(B2PPCS5)                         71,956    511,416
*   Great Canadian Gaming Corp.                               11,000    152,046
*   Great Panther Silver, Ltd.                                14,400     15,766
    Great-West Lifeco, Inc.                                   14,700    413,620
*   Heroux-Devtek, Inc.                                        6,091     63,686
    High Liner Foods, Inc.                                       212      8,569
    HNZ Group, Inc.                                              700     14,383
    Home Capital Group, Inc.                                   8,200    346,464
    Horizon North Logistics, Inc.                             17,983    131,093
    HudBay Minerals, Inc.(443628102)                           1,920     16,819
    HudBay Minerals, Inc.(B05BDX1)                            26,263    224,040
    Husky Energy, Inc.                                        30,300    990,234
    IAMGOLD Corp.(450913108)                                  35,221    122,921
    IAMGOLD Corp.(2446646)                                    63,324    220,700
    IGM Financial, Inc.                                        4,500    224,128
*   Imax Corp.(45245E109)                                      1,700     43,588
*   Imax Corp.(2014258)                                        5,500    140,956
*   Imperial Metals Corp.                                      7,200     91,638
    Imperial Oil, Ltd.(453038408)                                900     43,920

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
CANADA -- (Continued)
    Imperial Oil, Ltd.(2454241)                                5,500 $  268,564
    Indigo Books & Music, Inc.                                 1,800     16,094
    Industrial Alliance Insurance & Financial Services, Inc.  24,089    994,505
    Innergex Renewable Energy, Inc.                           17,049    164,882
    Intact Financial Corp.                                    14,100    925,849
    Inter Pipeline, Ltd.                                       7,709    209,596
*   International Forest Products, Ltd. Class A               17,104    259,357
    Intertape Polymer Group, Inc.                             12,470    146,311
*   Ithaca Energy, Inc.                                       64,901    170,535
*   Ivanhoe Energy, Inc.                                      22,467     11,274
    Jean Coutu Group PJC, Inc. (The) Class A                  14,900    300,297
    Just Energy Group, Inc.                                   24,526    194,901
    K-Bro Linen, Inc.                                          1,229     44,852
*   Katanga Mining, Ltd.                                      78,989     33,511
*   Kelt Exploration, Ltd.                                     5,900     74,123
    Keyera Corp.                                               7,772    516,928
    Killam Properties, Inc.                                    8,635     82,328
    Kinross Gold Corp.(496902404)                              7,412     30,093
    Kinross Gold Corp.(B03Z841)                              142,027    576,634
*   Knight Therapeutics, Inc.                                    983      5,211
*   Lake Shore Gold Corp.                                     78,745     63,223
    Laurentian Bank of Canada                                  8,181    351,409
*   Legacy Oil + Gas, Inc.                                    40,759    317,207
    Leisureworld Senior Care Corp.                             5,009     55,846
    Leon's Furniture, Ltd.                                     4,744     65,184
    Lightstream Resources, Ltd.                               53,598    322,258
    Linamar Corp.                                             14,854    743,615
    Liquor Stores N.A., Ltd.                                   6,618     71,732
    Loblaw Cos., Ltd.                                         17,687    768,912
    Long Run Exploration, Ltd.                                28,534    144,228
*   Lucara Diamond Corp.                                      17,400     30,322
*   Lundin Mining Corp.                                        5,884     30,063
    MacDonald Dettwiler & Associates, Ltd.                     5,145    399,001
    Magna International, Inc.                                 34,872  3,416,409
*   Mainstreet Equity Corp.                                    1,610     53,321
    Major Drilling Group International, Inc.                  22,524    177,142
    Mandalay Resources Corp.                                  38,000     32,936
    Manitoba Telecom Services, Inc.                            8,338    230,426
    Manulife Financial Corp.                                 119,013  2,234,649
    Maple Leaf Foods, Inc.                                    24,058    397,510
    Martinrea International, Inc.                             14,801    149,084
    McCoy Corp.                                                  700      4,024
    Medical Facilities Corp.                                   1,811     31,476
*   MEG Energy Corp.                                          21,794    784,628
*   MEGA Brands, Inc.                                          4,100     66,360
*   Mercator Minerals, Ltd.                                   15,420      1,477
    Methanex Corp.                                            18,500  1,145,901
    Metro, Inc.                                               12,975    799,773
*   Migao Corp.                                               14,924     19,743
*   Mitel Networks Corp.                                       6,120     56,060
*   Mood Media Corp.                                           8,100      4,434
    Morneau Shepell, Inc.                                      7,575    110,855

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
CANADA -- (Continued)
    Mullen Group, Ltd.                                        21,343 $  578,727
    National Bank of Canada                                   36,544  1,516,707
    Nevsun Resources, Ltd.(64156L101)                         11,137     40,539
    Nevsun Resources, Ltd.(2631486)                           36,966    133,894
*   New Gold, Inc.                                            92,688    468,493
*   New Millennium Iron Corp.                                  7,500      2,806
    Newalta Corp.                                             11,185    205,117
#*  Niko Resources, Ltd.                                      11,538     21,685
    Norbord, Inc.                                              7,059    172,925
*   Nordion, Inc.(65563C105)                                   1,200     13,896
*   Nordion, Inc.(2559696)                                    13,200    152,588
    North American Energy Partners, Inc.                       3,938     30,935
#*  North American Palladium, Ltd.                            57,773     16,736
    North West Co., Inc. (The)                                 6,720    148,618
    Northland Power, Inc.                                     17,148    268,004
*   NuVista Energy, Ltd.                                      31,207    311,486
*   OceanaGold Corp.                                          69,800    177,039
    Onex Corp.                                                13,600    776,753
    Open Text Corp.                                            9,200    453,684
*   Orvana Minerals Corp.                                     32,351     18,890
*   Osisko Mining Corp.                                       96,978    694,565
    Pacific Rubiales Energy Corp.                             70,194  1,145,719
*   Painted Pony Petroleum, Ltd.                               4,700     48,542
    Pan American Silver Corp.(697900108)                       6,100     79,056
    Pan American Silver Corp.(2669272)                        29,646    384,087
*   Paramount Resources, Ltd. Class A                          3,700    201,330
*   Parex Resources, Inc.                                     28,833    288,317
    Parkland Fuel Corp.                                       12,260    227,068
    Pason Systems, Inc.                                        8,563    237,816
#   Pembina Pipeline Corp.                                    20,514    806,112
    Pengrowth Energy Corp.                                   135,755    881,872
    Penn West Petroleum, Ltd.(707887105)                      26,052    236,031
    Penn West Petroleum, Ltd.(B63FY34)                        67,814    613,144
*   Perpetual Energy, Inc.                                    13,463     22,110
*   Petaquilla Minerals, Ltd.                                 21,700      4,158
    Peyto Exploration & Development Corp.                     13,031    480,436
    PHX Energy Services Corp.                                  2,917     40,213
#*  Poseidon Concepts Corp.                                    2,591          6
    Potash Corp. of Saskatchewan, Inc.(2696980)               10,800    390,398
    Potash Corp. of Saskatchewan, Inc.(73755L107)                315     11,390
    Precision Drilling Corp.(74022D308)                        1,701     22,113
    Precision Drilling Corp.(B5YPLH9)                         57,500    747,571
    Premium Brands Holdings Corp.                              3,200     61,749
*   Primero Mining Corp.(74164W106)                            1,100      6,963
*   Primero Mining Corp.(B4Z8FV2)                             28,054    177,374
    Progressive Waste Solutions, Ltd.                         23,419    570,064
    Pulse Seismic, Inc.                                        9,325     31,139
    Pure Technologies, Ltd.                                      800      5,160
    Quebecor, Inc. Class B                                    18,000    424,524
*   Questerre Energy Corp. Class A                            32,700     37,591
    Reitmans Canada, Ltd.                                      2,400     14,321
    Reitmans Canada, Ltd. Class A                              9,700     58,852

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
CANADA -- (Continued)
    Richelieu Hardware, Ltd.                                   2,868 $  128,452
*   Richmont Mines, Inc.                                       2,400      3,087
    Ritchie Bros Auctioneers, Inc.(2345390)                    7,600    189,922
    Ritchie Bros Auctioneers, Inc.(767744105)                    500     12,500
*   RMP Energy, Inc.                                          24,200    184,362
*   Rock Energy, Inc.                                          4,232     25,290
    Rocky Mountain Dealerships, Inc.                           1,878     18,145
    Rogers Communications, Inc. Class B(2169051)               4,600    182,691
    Rogers Communications, Inc. Class B(775109200)             1,200     47,664
    Rogers Sugar, Inc.                                        15,130     67,640
    RONA, Inc.                                                31,000    312,531
    Royal Bank of Canada                                      55,774  3,722,338
#   Russel Metals, Inc.                                       13,475    396,486
*   San Gold Corp.                                            24,300      3,658
*   Sandstorm Gold, Ltd.                                       6,470     35,831
*   Sandvine Corp.                                            27,400     97,496
    Saputo, Inc.                                               6,270    335,281
    Savanna Energy Services Corp.                             23,922    194,030
*   Scorpio Mining Corp.                                      21,755      5,161
    Sears Canada, Inc.                                         2,976     43,579
    Secure Energy Services, Inc.                              14,037    251,784
    SEMAFO, Inc.                                              59,628    223,051
    Shaw Communications, Inc. Class B(82028K200)               7,114    172,372
    Shaw Communications, Inc. Class B(2801836)                10,510    254,587
    ShawCor, Ltd.                                             11,698    521,050
    Sherritt International Corp.                              88,603    375,091
*   Sierra Wireless, Inc.                                      7,200    155,424
*   Silver Standard Resources, Inc.(82823L106)                 4,091     40,542
*   Silver Standard Resources, Inc.(2218458)                  20,044    198,419
    Silver Wheaton Corp.                                      10,400    230,668
    SNC-Lavalin Group, Inc.                                    3,784    171,653
*   Sonde Resources Corp.                                      7,830      3,572
*   Southern Pacific Resource Corp.                           85,097     24,845
*   SouthGobi Resources, Ltd.                                 15,700     10,027
    Sprott Resource Corp.                                     13,760     31,762
    Sprott, Inc.                                              10,297     30,533
    Stantec, Inc.                                              8,271    490,200
    Stella-Jones, Inc.                                         2,737     74,815
    Strad Energy Services, Ltd.                                  100        410
    Student Transportation, Inc.                               8,498     52,490
    Sun Life Financial, Inc.                                  51,457  1,741,759
    Suncor Energy, Inc.(867224107)                            41,518  1,602,595
    Suncor Energy, Inc.(B3NB1P2)                             108,988  4,204,199
*   SunOpta, Inc.(8676EP108)                                   9,100    106,197
*   SunOpta, Inc.(2817510)                                     4,800     55,749
    Superior Plus Corp.                                       35,129    423,388
    Surge Energy, Inc.                                        31,542    199,431
*   TAG Oil, Ltd.                                                436      1,269
    Talisman Energy, Inc.(87425E103)                          27,169    280,656
    Talisman Energy, Inc.(2068299)                           104,679  1,082,079
*   Taseko Mines, Ltd.                                        52,390    113,283
    Teck Resources, Ltd. Class A                                 200      4,779

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
CANADA -- (Continued)
    Teck Resources, Ltd. Class B(2879327)                     43,200 $  984,568
    Teck Resources, Ltd. Class B(878742204)                      921     20,971
    TELUS Corp.                                               24,664    869,051
*   Tembec, Inc.                                               8,992     19,854
*   Teranga Gold Corp.(B5TDK82)                                7,980      5,242
#*  Teranga Gold Corp.(B4L8QT1)                               13,832      9,561
*   Tethys Petroleum, Ltd.                                     4,500      2,053
*   Thompson Creek Metals Co., Inc.(884768102)                11,912     31,924
#*  Thompson Creek Metals Co., Inc.(2439806)                  29,340     78,700
    Thomson Reuters Corp.                                     24,281    878,817
    Tim Hortons, Inc.                                          6,475    355,164
*   Timmins Gold Corp.                                        21,920     30,799
    TMX Group, Ltd.                                              575     30,291
    TORC Oil & Gas, Ltd.                                      12,856    156,937
    Toromont Industries, Ltd.                                 11,549    285,656
    Toronto-Dominion Bank (The)                              110,000  5,292,003
    Torstar Corp. Class B                                     15,300     91,154
    Total Energy Services, Inc.                                6,165    121,494
*   Tourmaline Oil Corp.                                       9,313    482,223
    TransAlta Corp.(89346D107)                                11,555    141,202
#   TransAlta Corp.(2901628)                                  47,670    582,365
    TransCanada Corp.                                         42,811  1,995,152
    Transcontinental, Inc. Class A                            17,832    259,821
    TransForce, Inc.                                          19,514    426,048
*   TransGlobe Energy Corp.(893662106)                         1,119      8,728
*   TransGlobe Energy Corp.(2470548)                          16,078    125,274
    Trican Well Service, Ltd.                                 26,989    386,595
    Trilogy Energy Corp.                                       7,200    197,071
    Trinidad Drilling, Ltd.                                   36,628    409,707
*   Turquoise Hill Resources, Ltd.(900435108)                 52,650    205,335
*   Turquoise Hill Resources, Ltd.(B7WJ1F5)                   51,442    199,939
    Twin Butte Energy, Ltd.                                   77,227    166,284
    Uni-Select, Inc.                                           4,296    117,703
*   Valeant Pharmaceuticals International, Inc.               16,415  2,195,107
    Valener, Inc.                                              6,285     89,511
    Veresen, Inc.                                             21,550    318,713
    Vermilion Energy, Inc.                                     3,800    252,848
    Vicwest, Inc.                                                200      1,741
    Wajax Corp.                                                3,384    109,450
*   Wesdome Gold Mines, Ltd.                                   7,360      5,573
    West Fraser Timber Co., Ltd.                              12,954    579,121
    Western Energy Services Corp.                             13,855    142,336
    Western Forest Products, Inc.                             55,619    111,131
*   Westport Innovations, Inc.                                 7,700    100,953
    Westshore Terminals Investment Corp.                       3,296    107,115
    Whistler Blackcomb Holdings, Inc.                          1,100     16,459
    Whitecap Resources, Inc.                                  38,561    508,723
    Wi-Lan, Inc.                                              26,423     81,242
    Winpak, Ltd.                                               6,400    161,277
    WSP Global, Inc.                                           8,595    294,146
*   Xtreme Drilling and Coil Services Corp.                    4,200     19,198
    Yamana Gold, Inc.(98462Y100)                               8,700     65,076

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
CANADA -- (Continued)
    Yamana Gold, Inc.(2219279)                              80,800 $    605,235
    Zargon Oil & Gas, Ltd.                                   5,025       44,288
    ZCL Composites, Inc.                                       500        2,879
                                                                   ------------
TOTAL CANADA                                                        136,042,684
                                                                   ------------
CHILE -- (0.3%)
    AES Gener SA                                           182,432       98,126
    Aguas Andinas SA Class A                               284,336      175,413
    Banco de Chile ADR                                       2,017      156,072
    Banco de Credito e Inversiones                           4,777      264,140
    Banco Santander Chile                                1,227,899       74,206
    Banco Santander Chile ADR                                  842       20,425
    Banmedica SA                                            34,214       55,482
    Besalco SA                                              67,710       59,279
    CAP SA                                                   5,896       88,400
    Cencosud SA                                             81,417      271,267
    CFR Pharmaceuticals SA                                  94,863       19,334
    Cia Cervecerias Unidas SA ADR                            8,000      188,560
    Cia General de Electricidad SA                          23,772      111,644
*   Cia Sud Americana de Vapores SA                        120,818        5,738
    Colbun SA                                              415,803      102,879
    Corpbanca SA                                         7,730,415       89,051
    Corpbanca SA ADR                                         9,675      170,764
    Cristalerias de Chile SA                                 2,000       14,710
    E.CL SA                                                 21,478       27,281
    Embotelladora Andina SA Class B ADR                        315        7,629
    Empresa Nacional de Electricidad SA Sponsored ADR        5,400      237,978
    Empresas CMPC SA                                       119,649      266,332
    Empresas COPEC SA                                       17,893      230,855
    Empresas Hites SA                                       30,027       16,768
    Empresas Iansa SA                                    1,057,874       41,808
*   Empresas La Polar SA                                    88,819        8,815
    Enersis SA                                             368,503      119,187
    Enersis SA Sponsored ADR                                30,016      483,258
    ENTEL Chile SA                                          26,056      319,873
    Forus SA                                                 7,930       33,448
    Gasco SA                                                 1,627       14,273
    Grupo Security SA                                      142,214       49,652
    Inversiones Aguas Metropolitanas SA                    113,565      187,980
    Latam Airlines Group SA                                 11,067      160,068
    Latam Airlines Group SA Sponsored ADR                    3,271       50,144
    Masisa SA                                              586,512       29,104
    Molibdenos y Metales SA                                  1,797       24,443
*   Multiexport Foods SA                                    68,000       15,304
    Parque Arauco SA                                       126,438      226,297
    PAZ Corp. SA                                            30,769       17,232
    Ripley Corp. SA                                        151,192       98,338
    SACI Falabella                                          13,611      115,786
    Salfacorp SA                                            22,708       19,518
    Sigdo Koppers SA                                        67,237      109,628
    Sociedad Quimica y Minera de Chile SA Sponsored ADR        800       25,520
    Socovesa SA                                            110,770       20,613

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
CHILE -- (Continued)
    Sonda SA                                                  79,082 $  182,900
    Vina Concha y Toro SA                                    106,813    223,373
    Vina Concha y Toro SA Sponsored ADR                          800     33,520
                                                                     ----------
TOTAL CHILE                                                           5,362,415
                                                                     ----------
CHINA -- (3.9%)
    361 Degrees International, Ltd.                          173,000     39,760
#   Agile Property Holdings, Ltd.                            396,000    321,143
    Agricultural Bank of China, Ltd. Class H               1,543,000    647,267
    Air China, Ltd. Class H                                  416,000    237,150
    Ajisen China Holdings, Ltd.                               69,000     58,262
#*  Aluminum Corp. of China, Ltd. ADR                         15,900    143,100
*   Aluminum Corp. of China, Ltd. Class H                    598,000    214,400
    AMVIG Holdings, Ltd.                                     130,000     47,325
*   Angang Steel Co., Ltd. Class H                           272,000    165,179
#   Anhui Conch Cement Co., Ltd. Class H                      61,500    228,828
    Anhui Expressway Co., Ltd. Class H                       110,000     60,222
    Anhui Tianda Oil Pipe Co., Ltd.                           29,000      5,550
    Anta Sports Products, Ltd.                               176,000    257,080
#   Anton Oilfield Services Group                            338,000    224,462
    Anxin-China Holdings, Ltd.                               588,000     92,642
    Asia Cement China Holdings Corp.                         143,500    104,331
*   AVIC International Holdings, Ltd.                         16,000      5,793
    AviChina Industry & Technology Co., Ltd. Class H         456,000    244,063
    Bank of China, Ltd. Class H                            5,711,800  2,523,989
    Bank of Communications Co., Ltd. Class H                 583,695    363,576
    Baoye Group Co., Ltd. Class H                             53,040     31,505
*   BaWang International Group Holding, Ltd.                 284,000     14,500
    BBMG Corp. Class H                                       290,500    203,738
    Beijing Capital International Airport Co., Ltd. Class
      H                                                      456,000    318,587
    Beijing Capital Land, Ltd. Class H                       358,000    120,593
    Beijing Enterprises Holdings, Ltd.                        37,000    320,782
    Beijing Enterprises Water Group, Ltd.                    433,000    274,074
    Beijing Jingneng Clean Energy Co., Ltd. Class H          104,000     44,965
    Beijing North Star Co., Ltd. Class H                     172,000     40,157
    Belle International Holdings, Ltd.                       312,000    325,233
    Biostime International Holdings, Ltd.                     18,000    119,736
    Boer Power Holdings, Ltd.                                 43,000     56,443
#   Bosideng International Holdings, Ltd.                    724,000    106,853
    Brilliance China Automotive Holdings, Ltd.               136,000    208,426
*   Byd Co., Ltd. Class H                                     55,500    300,322
#*  BYD Electronic International Co., Ltd.                   245,500    151,323
    C C Land Holdings, Ltd.                                  414,883     77,892
    Central China Real Estate, Ltd.                          203,696     50,291
*   CGN Mining Co., Ltd.                                      80,000      8,277
    Changshouhua Food Co., Ltd.                               87,000     88,386
#*  Chaoda Modern Agriculture Holdings, Ltd.                 547,200     43,776
    Chaowei Power Holdings, Ltd.                             103,000     53,048
*   Chigo Holding, Ltd.                                      822,000     18,691
    Chiho-Tiande Group, Ltd.                                  34,000     16,643
    China Aerospace International Holdings, Ltd.             590,000     59,554
    China Agri-Industries Holdings, Ltd.                     620,700    248,333

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
CHINA -- (Continued)
#   China All Access Holdings, Ltd.                          170,000 $   70,434
    China Aoyuan Property Group, Ltd.                        301,000     51,291
    China Automation Group, Ltd.                             242,000     43,078
    China BlueChemical, Ltd.                                 442,000    237,273
    China CITIC Bank Corp., Ltd. Class H                   1,055,000    630,214
    China Coal Energy Co., Ltd. Class H                      589,000    317,613
    China Communications Construction Co., Ltd. Class H      655,000    427,186
    China Communications Services Corp., Ltd. Class H        608,000    307,763
    China Construction Bank Corp. Class H                  6,169,200  4,271,387
#*  China COSCO Holdings Co., Ltd. Class H                   489,000    193,945
    China Datang Corp. Renewable Power Co., Ltd. Class H     449,000     59,269
*   China Dredging Environment Protection Holdings, Ltd.      44,000     15,153
*   China Eastern Airlines Corp., Ltd. ADR                     1,626     25,040
*   China Eastern Airlines Corp., Ltd. Class H               212,000     65,517
*   China Energine International Holdings, Ltd.              316,000     27,773
    China Everbright International, Ltd.                     281,000    351,444
    China Fiber Optic Network System Group, Ltd.              56,000     13,118
#*  China Foods, Ltd.                                        246,000     83,245
    China Gas Holdings, Ltd.                                 248,000    402,412
*   China Glass Holdings, Ltd.                               134,000     16,119
*   China Green Holdings, Ltd.                                84,000      5,278
*   China Haidian Holdings, Ltd.                             450,000     57,010
*   China High Precision Automation Group, Ltd.              127,000     19,985
*   China High Speed Transmission Equipment Group Co.,
      Ltd.                                                   250,000    174,766
#   China Hongqiao Group, Ltd.                               438,000    300,420
*   China Household Holdings, Ltd.                           410,000     11,899
*   China Huiyuan Juice Group, Ltd.                          179,500    117,567
    China International Marine Containers Group Co., Ltd.
      Class H                                                 20,500     40,826
#   China ITS Holdings Co., Ltd.                             291,000     54,976
    China Lesso Group Holdings, Ltd.                         230,000    122,519
    China Life Insurance Co., Ltd. ADR                         8,269    323,153
    China Lilang, Ltd.                                        87,000     56,181
    China Longyuan Power Group Corp. Class H                 162,000    166,651
#   China Lumena New Materials Corp.                         752,000    121,244
    China Medical System Holdings, Ltd.                       94,000    111,382
    China Mengniu Dairy Co., Ltd.                             69,000    354,638
    China Merchants Bank Co., Ltd. Class H                   320,201    572,072
    China Merchants Holdings International Co., Ltd.         105,654    330,169
*   China Metal Recycling Holdings, Ltd.                      89,400     20,387
    China Minsheng Banking Corp., Ltd. Class H               560,500    565,495
    China Mobile, Ltd.                                         8,000     76,148
    China Mobile, Ltd. Sponsored ADR                          55,427  2,628,903
#*  China Modern Dairy Holdings, Ltd.                        270,000    116,593
    China Molybdenum Co., Ltd. Class H                       247,000    110,174
    China National Building Material Co., Ltd. Class H       788,000    744,462
    China National Materials Co., Ltd.                       224,000     43,448
*   China New Town Development Co., Ltd.                     241,383     18,123
*   China Nickel Resources Holdings Co., Ltd.                 54,000      1,776
    China Oil & Gas Group, Ltd.                            1,500,000    248,261
    China Oilfield Services, Ltd. Class H                     86,000    205,733
    China Overseas Grand Oceans Group, Ltd.                  253,250    150,678
    China Overseas Land & Investment, Ltd.                   284,827    700,416

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
CHINA -- (Continued)
    China Pacific Insurance Group Co., Ltd. Class H           82,000 $  256,757
    China Petroleum & Chemical Corp. ADR                      14,671  1,303,767
    China Petroleum & Chemical Corp. Class H                 541,400    479,228
#   China Power International Development, Ltd.              450,000    162,028
*   China Power New Energy Development Co., Ltd.             960,000     50,336
*   China Precious Metal Resources Holdings Co., Ltd.        732,000     72,789
*   China Properties Group, Ltd.                             173,000     38,931
    China Qinfa Group, Ltd.                                  116,000      4,942
    China Railway Construction Corp., Ltd. Class H           301,000    247,836
    China Railway Group, Ltd. Class H                        560,000    250,816
*   China Rare Earth Holdings, Ltd.                          260,000     33,226
    China Resources Cement Holdings, Ltd.                    370,610    257,048
#   China Resources Enterprise, Ltd.                         228,000    647,763
    China Resources Gas Group, Ltd.                           68,000    201,711
    China Resources Land, Ltd.                               232,000    478,219
    China Resources Power Holdings Co., Ltd.                 122,000    306,630
#*  China Rongsheng Heavy Industries Group Holdings, Ltd.    752,000    129,473
*   China Ruifeng Renewable Energy Holdings, Ltd.             56,000     11,633
    China Sanjiang Fine Chemicals Co., Ltd.                  109,000     47,738
    China SCE Property Holdings, Ltd.                        363,600     78,853
    China Shanshui Cement Group, Ltd.                        465,000    180,475
    China Shenhua Energy Co., Ltd. Class H                   257,116    696,593
    China Shineway Pharmaceutical Group, Ltd.                 58,000    101,329
*   China Shipping Container Lines Co., Ltd. Class H         943,000    222,187
*   China Shipping Development Co., Ltd. Class H             453,752    248,731
    China Singyes Solar Technologies Holdings, Ltd.           84,000    123,284
#   China South City Holdings, Ltd.                          450,000    188,999
    China Southern Airlines Co., Ltd. Class H                286,000     85,406
    China Southern Airlines Co., Ltd. Sponsored ADR            3,231     48,659
    China State Construction International Holdings, Ltd.    137,600    229,457
    China Suntien Green Energy Corp., Ltd. Class H           335,000    113,478
    China Taifeng Beddings Holdings, Ltd.                     44,000      4,895
*   China Taiping Insurance Holdings Co., Ltd.               138,600    220,259
    China Telecom Corp., Ltd. ADR                              3,368    172,509
    China Tianyi Holdings, Ltd.                              136,000     18,304
    China Unicom Hong Kong, Ltd. ADR                          69,402  1,063,933
*   China Vanadium Titano - Magnetite Mining Co., Ltd.       296,000     37,088
#   China Water Affairs Group, Ltd.                          310,000    104,913
*   China WindPower Group, Ltd.                              730,000     47,368
    China XLX Fertiliser, Ltd.                                83,000     27,212
#*  China Yurun Food Group, Ltd.                             345,000    166,761
*   China ZhengTong Auto Services Holdings, Ltd.             199,000    108,476
#*  China Zhongwang Holdings, Ltd.                           508,400    158,908
*   Chinasoft International, Ltd.                            170,000     49,149
*   Chinese People Holdings Co., Ltd.                        318,000      8,410
*   Chongqing Iron & Steel Co., Ltd. Class H                 196,000     28,065
    Chongqing Machinery & Electric Co., Ltd. Class H         327,925     42,423
    Chongqing Rural Commercial Bank Class H                  541,000    235,816
    Chu Kong Petroleum & Natural Gas Steel Pipe Holdings,
      Ltd.                                                    67,000     20,345
    CIMC Enric Holdings, Ltd.                                 70,000    101,187
*   Citic 21CN Co., Ltd.                                      30,000     16,733
*   CITIC Dameng Holdings, Ltd.                               56,000      3,989

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
CHINA -- (Continued)
#   CITIC Pacific, Ltd.                                      341,000 $  597,141
*   CITIC Resources Holdings, Ltd.                           922,000    134,611
    CITIC Securities Co., Ltd. Class H                        93,000    186,188
    Clear Media, Ltd.                                         29,000     29,003
    CNOOC, Ltd.                                              434,000    713,979
    CNOOC, Ltd. ADR                                           11,530  1,904,641
*   Coastal Greenland, Ltd.                                  123,000      3,851
#*  Comba Telecom Systems Holdings, Ltd.                     236,267     60,169
#*  Comtec Solar Systems Group, Ltd.                         208,000     33,137
    Coolpad Group, Ltd.                                      248,000    107,658
    COSCO Pacific, Ltd.                                      422,621    567,245
    Country Garden Holdings Co., Ltd.                        941,050    377,321
    CP Pokphand Co., Ltd.                                    568,000     62,913
    CPMC Holdings, Ltd.                                      118,000     93,405
    CSPC Pharmaceutical Group, Ltd.                          392,000    324,076
    CSR Corp., Ltd.                                           66,000     48,561
*   DaChan Food Asia, Ltd.                                   128,000     15,190
#   Dah Chong Hong Holdings, Ltd.                            157,000     99,524
    Dalian Port PDA Co., Ltd. Class H                        254,000     60,049
#   Daphne International Holdings, Ltd.                      192,000     77,085
    Datang International Power Generation Co., Ltd.
      Class H                                                316,000    117,440
    Dawnrays Pharmaceutical Holdings, Ltd.                    56,000     42,150
#*  DBA Telecommunication Asia Holdings, Ltd.                 72,000      3,538
    Digital China Holdings, Ltd.                             192,000    177,831
    Dongfang Electric Corp., Ltd. Class H                     66,000    102,883
    Dongfeng Motor Group Co., Ltd. Class H                   202,000    269,527
    Dongyue Group, Ltd.                                      325,000    130,417
#*  Dynasty Fine Wines Group, Ltd.                           114,000      3,970
    ENN Energy Holdings, Ltd.                                 66,000    460,347
    EVA Precision Industrial Holdings, Ltd.                  284,000     47,693
#   Evergrande Real Estate Group, Ltd.                     1,658,000    740,625
#   Fantasia Holdings Group Co., Ltd.                        396,000     52,802
    First Tractor Co., Ltd. Class H                          130,000     76,132
    Fosun International, Ltd.                                315,000    381,505
    Franshion Properties China, Ltd.                         930,000    290,874
#   Fufeng Group, Ltd.                                       201,600     76,815
#*  GCL-Poly Energy Holdings, Ltd.                         1,207,000    362,547
    Geely Automobile Holdings, Ltd.                        1,195,000    415,425
*   Global Bio-Chem Technology Group Co., Ltd.               500,000     17,152
#*  Glorious Property Holdings, Ltd.                         667,000     95,611
#   Golden Eagle Retail Group, Ltd.                           90,000    116,409
#   Golden Meditech Holdings, Ltd.                           664,333     57,492
    Goldlion Holdings, Ltd.                                   79,000     36,177
    GOME Electrical Appliances Holding, Ltd.               2,608,060    489,009
    Goodbaby International Holdings, Ltd.                    141,000     77,213
    Great Wall Motor Co., Ltd. Class H                       135,000    613,278
*   Great Wall Technology Co., Ltd. Class H                   86,000     33,485
    Greatview Aseptic Packaging Co., Ltd.                     30,000     18,305
    Greenland Hong Kong Holdings, Ltd.                        14,350      6,566
    Greentown China Holdings, Ltd.                           191,500    192,867
#   Guangdong Investment, Ltd.                               316,000    343,965
    Guangdong Land Holdings, Ltd.                            208,000     41,064

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
CHINA -- (Continued)
    Guangshen Railway Co., Ltd. Class H                       98,000 $   37,023
    Guangshen Railway Co., Ltd. Sponsored ADR                  6,099    115,515
    Guangzhou Automobile Group Co., Ltd. Class H             548,259    553,481
    Guangzhou Baiyunshan Pharmaceutical Holdings Co.,
      Ltd. Class H                                            18,000     54,104
    Guangzhou R&F Properties Co., Ltd.                       207,200    270,378
    Guangzhou Shipyard International Co., Ltd. Class H        57,200    100,929
    Haier Electronics Group Co., Ltd.                        127,000    311,746
    Hainan Meilan International Airport Co., Ltd. Class H     27,000     25,636
    Haitian International Holdings, Ltd.                      50,000    100,602
#*  Hanergy Solar Group, Ltd.                              1,786,000    258,690
    Harbin Electric Co., Ltd. Class H                        216,236    127,661
*   Heng Tai Consumables Group, Ltd.                         644,962     11,811
    Hengan International Group Co., Ltd.                      37,500    394,843
#   Hengdeli Holdings, Ltd.                                  477,400     91,829
#*  Hi Sun Technology China, Ltd.                            279,000     59,929
*   Hidili Industry International Development, Ltd.          268,000     30,960
    Hilong Holding, Ltd.                                      44,000     22,933
*   Hisense Kelon Electrical Holdings Co., Ltd. Class H       65,000     76,825
*   HKC Holdings, Ltd.                                       799,477     21,683
#   Honghua Group, Ltd.                                      185,000     43,535
    Hopewell Highway Infrastructure, Ltd.                    180,300     88,168
*   Hopson Development Holdings, Ltd.                        182,000    178,849
    Hua Han Bio-Pharmaceutical Holdings, Ltd.                629,913    131,599
#   Huabao International Holdings, Ltd.                      463,000    219,304
    Huadian Power International Corp., Ltd. Class H          274,000    148,911
    Huaneng Power International, Inc. Sponsored ADR            3,000    117,840
    Huaneng Renewables Corp., Ltd. Class H                   832,000    258,641
*   Hunan Nonferrous Metal Corp., Ltd. Class H               300,000     87,075
    Hutchison Harbour Ring, Ltd.                             116,000      8,834
    Industrial & Commercial Bank of China, Ltd. Class H    5,028,460  2,998,090
    Intime Retail Group Co., Ltd.                            162,500    159,586
*   JES International Holdings, Ltd.                          80,000      5,062
    Jiangsu Expressway Co., Ltd. Class H                     134,000    150,446
    Jiangxi Copper Co., Ltd. Class H                         324,000    535,155
#*  Jinchuan Group International Resources Co., Ltd.          47,000      5,430
    Jingwei Textile Machinery Class H                         28,000     24,574
    Ju Teng International Holdings, Ltd.                     182,000    134,948
*   Kai Yuan Holdings, Ltd.                                1,980,000     36,766
    Kaisa Group Holdings, Ltd.                               530,000    167,934
*   Kasen International Holdings, Ltd.                        30,000      6,400
    Kingboard Chemical Holdings, Ltd.                        180,000    344,015
    Kingboard Laminates Holdings, Ltd.                       217,000     84,199
#*  Kingdee International Software Group Co., Ltd.           371,600    111,612
#   Kingsoft Corp., Ltd.                                      54,000    167,355
    Kunlun Energy Co., Ltd.                                  252,000    393,108
    KWG Property Holding, Ltd.                               327,400    182,065
    Lai Fung Holdings, Ltd.                                1,378,000     29,388
    Le Saunda Holdings, Ltd.                                 126,000     60,197
    Lee & Man Chemical Co., Ltd.                              48,300     23,090
    Lee & Man Paper Manufacturing, Ltd.                      328,600    178,215
#   Lenovo Group, Ltd.                                       424,000    482,075
#*  Li Ning Co., Ltd.                                        318,749    222,520

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
CHINA -- (Continued)
    Lianhua Supermarket Holdings Co., Ltd. Class H            96,400 $   53,445
    Lijun International Pharmaceutical Holding Co., Ltd.     294,000    120,181
    Lingbao Gold Co., Ltd. Class H                           100,000     17,753
    Longfor Properties Co., Ltd.                             235,000    304,099
*   Lonking Holdings, Ltd.                                   416,000     77,051
*   Loudong General Nice Resources China Holdings, Ltd.      507,600     36,010
*   Maanshan Iron & Steel Co., Ltd. Class H                  538,000    112,776
    Maoye International Holdings, Ltd.                       311,000     44,616
*   Metallurgical Corp. of China, Ltd. Class H               783,000    148,658
#   Microport Scientific Corp.                                56,000     38,081
    MIE Holdings Corp.                                       304,000     57,285
    MIN XIN Holdings, Ltd.                                    34,000     17,552
*   Mingfa Group International Co., Ltd.                     296,000     74,111
    Minmetals Land, Ltd.                                     268,000     30,140
    Minth Group, Ltd.                                        144,000    226,916
#*  MMG, Ltd.                                                372,000     86,625
*   Nan Hai Corp., Ltd.                                    5,150,000     33,222
    Nature Flooring Holding Co., Ltd.                         29,000      5,427
#   NetDragon Websoft, Inc.                                   26,500     45,302
*   New China Life Insurance Co., Ltd. Class H                24,000     70,649
#   New World China Land, Ltd.                               637,800    528,657
    New World Department Store China, Ltd.                    97,000     45,420
#   Nine Dragons Paper Holdings, Ltd.                        435,000    286,229
*   North Mining Shares Co., Ltd.                          1,510,000     70,205
#   NVC Lighting Holdings, Ltd.                              239,000     59,698
    O-Net Communications Group, Ltd.                          22,000      5,726
    Overseas Chinese Town Asia Holdings, Ltd.                 28,000      9,806
#   Pacific Online, Ltd.                                      45,000     24,420
    Parkson Retail Group, Ltd.                               248,000     72,715
    PetroChina Co., Ltd. ADR                                   9,000  1,037,880
    PetroChina Co., Ltd. Class H                             224,000    257,870
#   Phoenix Satellite Television Holdings, Ltd.              226,000     80,892
    PICC Property & Casualty Co., Ltd. Class H               193,140    255,300
    Ping An Insurance Group Co. of China, Ltd. Class H        36,500    270,435
    Poly Property Group Co., Ltd.                            565,000    245,314
    Ports Design, Ltd.                                        89,500     42,595
*   Pou Sheng International Holdings, Ltd.                   463,000     19,720
    Powerlong Real Estate Holdings, Ltd.                     259,000     39,135
#   Prince Frog International Holdings, Ltd.                  75,000     21,511
*   Prosperity International Holdings HK, Ltd.               320,000     10,940
    Qunxing Paper Holdings Co., Ltd.                         147,174     38,308
*   Real Gold Mining, Ltd.                                    19,000        645
    Real Nutriceutical Group, Ltd.                           205,000     43,653
    Regent Manner International Holdings, Ltd.               223,000     39,118
#*  Renhe Commercial Holdings Co., Ltd.                    2,986,000    171,355
#   REXLot Holdings, Ltd.                                  2,104,266    220,498
*   Richly Field China Development, Ltd.                     200,000      4,013
    Road King Infrastructure, Ltd.                            71,000     65,332
    Samson Holding, Ltd.                                     191,000     25,152
    Sany Heavy Equipment International Holdings Co., Ltd.    240,000     55,771
    Sateri Holdings, Ltd.                                    194,000     36,014
*   Semiconductor Manufacturing International Corp.        6,293,000    517,282

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                            --------- --------
CHINA -- (Continued)
    Shandong Chenming Paper Holdings, Ltd. Class H             60,500 $ 26,747
    Shandong Molong Petroleum Machinery Co., Ltd. Class H      85,600   23,604
    Shandong Weigao Group Medical Polymer Co., Ltd. Class H    72,000   72,950
    Shanghai Electric Group Co., Ltd. Class H                 590,000  229,117
    Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H      11,000   37,401
    Shanghai Industrial Holdings, Ltd.                        137,000  422,516
#*  Shanghai Industrial Urban Development Group, Ltd.         512,000   97,876
    Shanghai Jin Jiang International Hotels Group Co.,
      Ltd. Class H                                            298,000   74,084
    Shanghai Pharmaceuticals Holding Co., Ltd. Class H        158,200  290,197
    Shanghai Prime Machinery Co., Ltd. Class H                 82,000   12,363
*   Shanghai Zendai Property, Ltd.                          1,505,000   23,717
    Shengli Oil & Gas Pipe Holdings, Ltd.                     262,500   13,388
#   Shenguan Holdings Group, Ltd.                             134,000   57,394
    Shenzhen Expressway Co., Ltd. Class H                     100,000   45,370
    Shenzhen International Holdings, Ltd.                     218,750  265,763
    Shenzhen Investment, Ltd.                                 606,391  198,971
    Shenzhou International Group Holdings, Ltd.                78,000  268,104
    Shimao Property Holdings, Ltd.                            345,000  682,316
*   Shougang Concord International Enterprises Co., Ltd.      924,000   43,052
#   Shougang Fushan Resources Group, Ltd.                     876,000  260,250
    Shui On Land, Ltd.                                      1,078,156  287,063
    Sichuan Expressway Co., Ltd. Class H                      204,000   61,115
    Sihuan Pharmaceutical Holdings Group, Ltd.                358,000  392,921
    Sino Biopharmaceutical, Ltd.                              583,999  457,554
*   Sino Oil And Gas Holdings, Ltd.                         3,690,000  102,506
    Sino-Ocean Land Holdings, Ltd.                            792,673  417,022
#   Sinofert Holdings, Ltd.                                   628,000   77,143
    SinoMedia Holding, Ltd.                                   111,276   97,709
#   Sinopec Kantons Holdings, Ltd.                            198,000  184,752
    Sinopec Shanghai Petrochemical Co., Ltd. Sponsored ADR      4,950  120,631
#*  Sinopec Yizheng Chemical Fibre Co., Ltd. Class H          516,000  114,850
    Sinopharm Group Co., Ltd. Class H                          99,200  260,669
*   Sinopoly Battery, Ltd.                                    100,000    6,208
    Sinotrans Shipping, Ltd.                                  314,500   90,988
    Sinotrans, Ltd. Class H                                   441,000  242,832
    Sinotruk Hong Kong, Ltd.                                  195,500  104,031
    SITC International Holdings Co., Ltd.                     197,000   87,477
    Skyworth Digital Holdings, Ltd.                           463,824  221,911
    SOHO China, Ltd.                                          507,500  402,404
*   Solargiga Energy Holdings, Ltd.                           246,000   12,254
*   Sparkle Roll Group, Ltd.                                  312,000   21,314
    Springland International Holdings, Ltd.                    82,000   32,260
    SPT Energy Group, Inc.                                    116,000   63,429
*   SRE Group, Ltd.                                         1,064,285   30,930
#   Sun Art Retail Group, Ltd.                                 94,500  122,689
    Sunac China Holdings, Ltd.                                387,000  197,044
    Sunny Optical Technology Group Co., Ltd.                   61,000   71,388
*   Superb Summit International Group, Ltd.                   825,000  109,723
    TCC International Holdings, Ltd.                          482,000  236,395
    TCL Communication Technology Holdings, Ltd.               135,000  144,522
#*  TCL Multimedia Technology Holdings, Ltd.                  208,000   70,310
*   Tech Pro Technology Development, Ltd.                      62,000   30,806

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
CHINA -- (Continued)
    Tencent Holdings, Ltd.                                    25,800 $1,625,039
#   Texhong Textile Group, Ltd.                              138,000    101,939
    Tian An China Investment                                  67,000     52,514
    Tian Shan Development Holding, Ltd.                       24,000      9,359
#   Tiangong International Co., Ltd.                         270,000     47,014
    Tianjin Capital Environmental Protection Group Co.,
      Ltd. Class H                                            96,000     50,841
    Tianjin Port Development Holdings, Ltd.                  590,000     92,330
    Tianneng Power International, Ltd.                       112,000     39,128
    Tingyi Cayman Islands Holding Corp.                       54,000    150,328
    Tomson Group, Ltd.                                        98,360     29,025
#   Tong Ren Tang Technologies Co., Ltd. Class H              43,000    125,285
    Tongda Group Holdings, Ltd.                              530,000     60,533
    Tonly Electronics Holdings, Ltd.                          20,800     15,825
    Top Spring International Holdings, Ltd.                   47,600     17,712
#   Towngas China Co., Ltd.                                  168,000    191,388
    TPV Technology, Ltd.                                     162,000     26,754
    Travelsky Technology, Ltd. Class H                       218,471    166,634
    Trigiant Group, Ltd.                                     188,000     58,749
#   Truly International Holdings, Ltd.                       308,000    208,591
    Tsingtao Brewery Co., Ltd. Class H                        24,000    174,777
#   Uni-President China Holdings, Ltd.                       152,000    125,902
*   United Energy Group, Ltd.                                472,000     71,845
#*  VODone, Ltd.                                             679,800     58,989
    Want Want China Holdings, Ltd.                           247,000    386,988
    Wasion Group Holdings, Ltd.                               84,000     59,942
    Weichai Power Co., Ltd. Class H                           84,720    295,445
    Weiqiao Textile Co. Class H                              116,000     64,787
    Welling Holding, Ltd.                                    328,400    103,048
    West China Cement, Ltd.                                  620,000     66,605
*   Winsway Coking Coal Holdings, Ltd.                       243,000     10,859
    Wumart Stores, Inc. Class H                               24,000     23,383
    Xiamen International Port Co., Ltd. Class H              330,000     49,050
    Xingda International Holdings, Ltd.                      288,000    126,704
    Xinjiang Goldwind Science & Technology Co., Ltd.
      Class H                                                 51,400     55,921
*   Xinjiang Xinxin Mining Industry Co., Ltd. Class H        144,000     26,141
    XTEP International Holdings, Ltd.                        157,000     63,474
*   Yanchang Petroleum International, Ltd.                 1,020,000     50,861
    Yanlord Land Group, Ltd.                                  71,000     65,564
    Yanzhou Coal Mining Co., Ltd. Class H                    294,000    220,248
#   Yanzhou Coal Mining Co., Ltd. Sponsored ADR               18,500    138,195
    Yingde Gases Group Co., Ltd.                             217,500    219,336
    Yip's Chemical Holdings, Ltd.                             96,000     68,047
    Youyuan International Holdings, Ltd.                      34,100      9,019
    Yuanda China Holdings, Ltd.                              466,000     42,780
    Yuexiu Property Co., Ltd.                              1,251,200    242,874
    Yuexiu Transport Infrastructure, Ltd.                    126,639     64,830
    Yuzhou Properties Co., Ltd.                              156,000     35,848
    Zall Development Group, Ltd.                             106,000     36,895
    Zhaojin Mining Industry Co., Ltd.                        203,500    122,761
    Zhejiang Expressway Co., Ltd. Class H                    136,000    117,677
    Zhengzhou Coal Mining Machinery Group Co., Ltd.
      Class H                                                 20,400     11,120
#   Zhongsheng Group Holdings, Ltd.                           77,500     93,615

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
CHINA -- (Continued)
    Zhuzhou CSR Times Electric Co., Ltd. Class H             35,000 $   102,471
#   Zijin Mining Group Co., Ltd. Class H                    711,000     172,789
    Zoomlion Heavy Industry Science and Technology Co.,
      Ltd.                                                  304,800     204,676
*   ZTE Corp. Class H                                       106,504     217,950
                                                                    -----------
TOTAL CHINA                                                          78,530,289
                                                                    -----------
COLOMBIA -- (0.1%)
    Almacenes Exito SA                                        7,075     107,774
    Banco de Bogota SA                                        1,306      47,140
    Bancolombia SA                                           13,890     190,787
    Bancolombia SA Sponsored ADR                              4,755     270,702
    Cementos Argos SA                                        14,282      79,649
#   Ecopetrol SA Sponsored ADR                               10,314     386,672
    Empresa de Telecomunicaciones de Bogota                  40,000       8,975
    Grupo Aval Acciones y Valores                            50,031      33,973
    Grupo de Inversiones Suramericana SA                      9,338     182,172
    Interconexion Electrica SA ESP                           13,642      63,963
    Isagen SA ESP                                            74,180     121,234
                                                                    -----------
TOTAL COLOMBIA                                                        1,493,041
                                                                    -----------
CZECH REPUBLIC -- (0.1%)
    CEZ A.S.                                                 10,110     304,257
    Komercni Banka A.S.                                       1,128     260,090
    Pegas Nonwovens SA                                        2,000      60,171
    Philip Morris CR A.S.                                       100      52,786
    Telefonica Czech Republic A.S.                           19,986     302,993
*   Unipetrol A.S.                                           11,278      78,579
                                                                    -----------
TOTAL CZECH REPUBLIC                                                  1,058,876
                                                                    -----------
DENMARK -- (1.1%)
    ALK-Abello A.S.                                           1,380     191,480
*   Alm Brand A.S.                                           26,595     129,176
    Ambu A.S. Class B                                         1,397      93,412
    AP Moeller - Maersk A.S. Class A                            205     465,733
    AP Moeller - Maersk A.S. Class B                            515   1,229,438
*   Auriga Industries A.S. Class B                            4,609     170,696
*   Bang & Olufsen A.S.                                      12,488     128,985
*   Bavarian Nordic A.S.                                      9,044     191,985
    Carlsberg A.S. Class B                                    8,526     852,876
    Chr Hansen Holding A.S.                                  16,187     729,787
    Coloplast A.S. Class B                                    4,082     342,859
    D/S Norden A.S.                                           6,453     258,103
    Danske Bank A.S.                                         51,909   1,468,673
    Dfds A.S.                                                 1,310     103,587
    DSV A.S.                                                 39,297   1,312,487
    East Asiatic Co., Ltd. A.S.                               3,064      40,734
#   FLSmidth & Co. A.S.                                      10,842     580,454
*   Genmab A.S.                                               5,998     223,447
    GN Store Nord A.S.                                       46,624   1,126,374
    H Lundbeck A.S.                                          10,128     295,180
*   H+H International A.S. Class B                            2,233      19,384

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
DENMARK -- (Continued)
    IC Companys A.S.                                          1,227 $    36,634
    Jeudan A.S.                                                 397      44,756
*   Jyske Bank A.S.                                          17,975     988,263
    NKT Holding A.S.                                          6,877     433,877
    Nordjyske Bank A.S.                                       2,430      52,513
    Norresundby Bank A.S.                                       518      25,558
    Novo Nordisk A.S. Class B                                43,268   1,963,761
    Novo Nordisk A.S. Sponsored ADR                          20,820     945,020
    Novozymes A.S. Class B                                    9,905     474,896
    Pandora A.S.                                             14,174     955,477
*   Parken Sport & Entertainment A.S.                         1,975      26,248
    PER Aarsleff A.S. Class B                                   555     100,622
    Ringkjoebing Landbobank A.S.                                802     183,505
    Rockwool International A.S. Class B                       1,847     356,274
*   Royal UNIBREW                                             2,436     379,192
    Schouw & Co.                                              3,987     222,554
    SimCorp A.S.                                              7,461     286,456
    Solar A.S. Class B                                        1,890     130,723
    Spar Nord Bank A.S.                                      13,534     152,367
*   Sydbank A.S.                                             18,084     482,334
    TDC A.S.                                                116,112   1,090,394
    Tivoli A.S.                                                   8       4,520
*   TK Development A.S.                                      29,745      51,226
*   Topdanmark A.S.                                          22,511     658,665
*   Torm A.S.                                                88,109      22,323
    Tryg A.S.                                                 4,113     390,626
    United International Enterprises                            349      69,772
*   Vestas Wind Systems A.S.                                 38,569   1,712,891
*   Vestjysk Bank A.S.                                          568         951
*   William Demant Holding A.S.                               3,328     298,229
*   Zealand Pharma A.S.                                         827      10,224
                                                                    -----------
TOTAL DENMARK                                                        22,505,701
                                                                    -----------
EGYPT -- (0.0%)
    Commercial International Bank Egypt S.A.E. GDR            6,598      33,263
*   Global Telecom Holding GDR                               18,270      68,071
                                                                    -----------
TOTAL EGYPT                                                             101,334
                                                                    -----------
FINLAND -- (1.2%)
    Afarak Group Oyj                                         27,736      14,583
    Ahlstrom Oyj                                              7,221      76,949
    Alma Media Oyj                                            3,037      11,130
    Amer Sports Oyj                                          35,121     726,150
    Aspo Oyj                                                  2,850      23,626
    Atria P.L.C.                                              2,101      20,744
    BasWare Oyj                                                 805      38,144
*   Biotie Therapies Oyj                                     19,018       6,099
#   Cargotec Oyj                                              9,577     428,117
    Caverion Corp.                                           19,094     212,132
    Citycon Oyj                                              60,336     226,392
    Cramo Oyj                                                 7,537     168,406
    Elektrobit Oyj                                            5,993      21,901

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
FINLAND -- (Continued)
    Elisa Oyj                                                 27,879 $  833,169
    F-Secure Oyj                                              13,689     46,203
*   Finnair Oyj                                               18,798     78,434
*   Finnlines Oyj                                              2,556     27,714
    Fiskars Oyj Abp                                            5,715    155,066
    Fortum Oyj                                                79,317  1,791,936
#   HKScan Oyj Class A                                         5,623     29,833
    Huhtamaki Oyj                                             20,874    548,865
    Kemira Oyj                                                23,111    353,271
    Kesko Oyj Class A                                          2,702    107,933
    Kesko Oyj Class B                                         17,609    720,783
#   Kone Oyj Class B                                          16,841    721,897
    Konecranes Oyj                                             9,145    295,167
    Lassila & Tikanoja Oyj                                     7,515    146,333
*   Lemminkainen Oyj                                             823     15,946
    Metsa Board Oyj                                           52,655    246,483
#   Metso Oyj                                                 18,052    726,589
    Metso Oyj Sponsored ADR                                      200      8,030
    Munksjo Oyj                                                3,996     32,320
#   Neste Oil Oyj                                             35,044    720,705
#*  Nokia Oyj                                                490,765  3,674,637
*   Nokia Oyj Sponsored ADR                                   25,880    194,100
#   Nokian Renkaat Oyj                                        19,181    763,287
    Okmetic Oyj                                                4,178     26,743
    Olvi Oyj Class A                                           1,959     66,061
*   Oriola-KD Oyj Class B                                     28,965     96,027
    Orion Oyj Class A                                          3,633    111,413
    Orion Oyj Class B                                         15,360    468,828
*   Outokumpu Oyj                                          1,334,945    408,448
#   Outotec Oyj                                               12,352    138,434
    PKC Group Oyj                                              3,374    111,922
    Ponsse Oy                                                  1,987     30,435
*   Poyry Oyj                                                  5,709     31,575
    Raisio P.L.C. Class V                                     28,434    185,979
    Ramirent Oyj                                              14,752    165,356
*   Rautaruukki Oyj                                           27,399    341,341
    Revenio Group Oyj                                            670     14,918
    Saga Furs Oyj                                                230      9,076
    Sampo Class A                                             44,645  2,218,837
    Sanoma Oyj                                                18,535    124,808
    SRV Group P.L.C.                                           2,131     11,275
    Stockmann Oyj Abp(5462371)                                   937     13,402
    Stockmann Oyj Abp(5462393)                                 6,600     93,733
#   Stora Enso Oyj Class R                                   144,983  1,480,510
    Stora Enso Oyj Sponsored ADR                               1,800     18,180
*   Talvivaara Mining Co. P.L.C.                             136,822     16,055
    Technopolis Oyj                                           16,329     99,402
    Tieto Oyj                                                 16,572    453,497
    Tikkurila Oyj                                              6,252    155,163
    UPM-Kymmene Oyj                                          136,856  2,396,868
    UPM-Kymmene Oyj Sponsored ADR                              1,300     22,594
    Uponor Oyj                                                 9,881    195,734

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
FINLAND -- (Continued)
    Vacon P.L.C.                                              3,235 $   134,222
    Vaisala Oyj Class A                                       1,077      35,050
#   Valmet Corp.                                             14,091     164,644
    Wartsila Oyj Abp                                         11,365     634,451
#   YIT Oyj                                                  19,094     196,401
                                                                    -----------
TOTAL FINLAND                                                        24,884,456
                                                                    -----------
FRANCE -- (6.4%)
    Accor SA                                                 23,212   1,136,449
    Aeroports de Paris                                        1,857     230,929
*   Air France-KLM                                           36,000     517,897
    Air Liquide SA                                            7,538   1,078,442
    Airbus Group NV                                          24,049   1,653,131
    Akka Technologies SA                                      1,175      42,574
    Albioma                                                   4,634     129,397
*   Alcatel-Lucent                                          505,514   2,004,728
    Alstom SA                                                19,684     813,422
    Altamir                                                     701      10,621
    Alten SA                                                  5,260     268,742
    Altran Technologies SA                                   31,553     344,000
    April                                                     3,147      75,225
*   Archos                                                    2,165       9,921
    Arkema SA                                                11,594   1,294,959
#*  Artprice.com                                                549      13,975
    Assystem                                                  3,266     105,276
    AtoS                                                     14,947   1,291,301
*   Audika Groupe                                             1,267      23,241
    AXA SA                                                   66,162   1,726,564
    AXA SA Sponsored ADR                                     62,400   1,566,240
    Axway Software SA                                         1,277      44,031
*   Beneteau SA                                               6,084     105,396
*   Bigben Interactive                                        1,060      11,001
*   BioAlliance Pharma SA                                     4,611      51,024
    BioMerieux                                                2,074     226,554
    BNP Paribas SA                                           77,818   5,847,592
    Boiron SA                                                 1,642     138,509
*   Bollore SA(BDGTH22)                                           5       3,087
    Bollore SA(4572709)                                       1,087     692,810
    Bonduelle SCA                                             4,965     143,999
    Bongrain SA                                                 920      80,442
    Bourbon SA                                               13,074     431,425
*   Boursorama                                                4,893      81,964
    Bouygues SA                                              40,027   1,802,852
*   Bull                                                     19,152     101,642
    Bureau Veritas SA                                         9,468     290,144
    Burelle SA                                                   45      48,446
    Cap Gemini SA                                            22,824   1,612,600
    Carrefour SA                                             46,355   1,806,966
    Casino Guichard Perrachon SA                             11,064   1,409,810
*   Cegedim SA                                                  878      32,219
    Cegid Group                                               1,095      45,874
*   CGG SA                                                    7,670     132,705

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
FRANCE -- (Continued)
*   CGG SA Sponsored ADR                                     23,995 $  412,714
*   Chargeurs SA                                              5,828     45,579
    Christian Dior SA                                         1,964    404,104
    Cie de St-Gobain                                         60,070  3,680,215
    Cie Generale des Etablissements Michelin                 21,474  2,633,373
    Ciments Francais SA                                       1,613    173,463
*   Club Mediterranee SA                                      5,752    149,968
    CNP Assurances                                           26,976    622,324
*   Credit Agricole SA                                      139,774  2,205,416
    Danone SA                                                 6,485    478,846
    Danone SA Sponsored ADR                                     600      8,904
    Dassault Systemes                                         1,841    226,550
    Dassault Systemes ADR                                       614     75,399
    Derichebourg SA                                          31,806    123,997
    Devoteam SA                                               2,730     69,599
    Edenred                                                  19,457    657,623
    Eiffage SA                                                8,907    673,298
    Electricite de France SA                                 23,508    902,729
    Eramet                                                    1,253    163,440
    Essilor International SA                                  5,017    537,257
    Esso SA Francaise                                           381     20,878
    Etablissements Maurel et Prom                            19,993    356,721
    Euler Hermes SA                                           3,547    427,959
*   Euro Disney SCA                                           2,831     16,475
    Eurofins Scientific SE                                    1,065    295,747
    Eutelsat Communications SA                               17,087    587,768
    Exel Industries Class A                                     289     25,393
    Faiveley Transport SA                                     1,094     90,116
*   Faurecia                                                 16,894    760,443
    Fimalac                                                   1,023     87,151
*   GameLoft SE                                               6,023     59,849
    GDF Suez                                                109,186  2,751,861
    GL Events                                                 2,371     59,721
    Groupe Crit                                               1,156     77,110
    Groupe Eurotunnel SA                                    107,558  1,443,946
    Groupe Flo                                                1,396      6,322
*   Groupe Fnac                                                 900     43,044
    Groupe Steria SCA                                         8,462    238,343
    Guerbet                                                     785     37,255
*   Haulotte Group SA                                         4,396     83,963
    Havas SA                                                 59,066    470,119
*   Hi-Media SA                                              10,368     30,086
    Iliad SA                                                  1,366    368,257
    Imerys SA                                                 6,598    579,417
    Ingenico                                                  5,905    515,278
    Interparfums SA                                           1,634     74,715
    Ipsen SA                                                  3,362    149,273
    IPSOS                                                     7,996    310,569
    Jacquet Metal Service                                     2,748     58,912
    JCDecaux SA                                               8,578    352,128
    Kering                                                    7,204  1,593,318
    Korian-Medica                                             9,931    372,770

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
FRANCE -- (Continued)
    L'Oreal SA                                                3,076 $  530,134
    L.D.C. SA                                                   204     37,641
    Lafarge SA                                               25,334  2,318,031
    Lafarge SA Sponsored ADR                                  1,300     29,705
    Lagardere SCA                                            29,628  1,241,725
    Laurent-Perrier                                             664     66,457
    Lectra                                                    1,700     17,914
    Legrand SA                                               10,952    707,675
    LISI                                                        865    140,296
    LVMH Moet Hennessy Louis Vuitton SA                       8,219  1,619,096
    Maisons France Confort                                      535     26,134
    Manitou BF SA                                             2,706     51,194
    Manutan International                                       734     55,897
    Mersen                                                    3,857    123,503
    Metropole Television SA                                  10,628    227,776
    MGI Coutier                                                 230     44,515
    Montupet                                                  2,642    218,686
    Natixis                                                 137,478    975,909
    Naturex                                                   1,299    114,017
    Neopost SA                                                7,546    619,625
    Nexans SA                                                 8,749    492,583
    Nexity SA                                                 6,971    312,702
    NextRadioTV                                                 290      9,694
#*  NicOx SA                                                 17,225     56,198
    Norbert Dentressangle SA                                    880    150,864
*   NRJ Group                                                 4,409     54,489
    Orange SA                                               182,484  2,956,473
    Orange SA Sponsored ADR                                  26,020    418,922
    Orpea                                                     6,169    448,764
*   Parrot SA                                                 1,599     48,905
    Pernod Ricard SA                                          6,336    760,373
#*  Peugeot SA                                               49,592    877,429
*   Pierre & Vacances SA                                      1,110     46,801
    Plastic Omnium SA                                        22,695    772,205
    Publicis Groupe SA                                        8,038    687,645
    Publicis Groupe SA ADR                                    1,600     33,920
    Rallye SA                                                 6,472    329,187
*   Recylex SA                                                5,815     21,872
    Remy Cointreau SA                                         2,663    234,079
    Renault SA                                               29,183  2,853,218
    Rexel SA                                                 43,351  1,094,477
    Rubis SCA                                                 5,654    402,586
    Safran SA                                                13,595    914,973
    Saft Groupe SA                                            6,538    232,515
    Sanofi                                                   41,470  4,475,436
    Sanofi ADR                                               39,660  2,133,708
    Sartorius Stedim Biotech                                    709    134,767
    Schneider Electric SA(4834108)                           30,730  2,884,653
    Schneider Electric SA(B11BPS1)                            1,444    135,561
    SCOR SE                                                  40,715  1,489,874
    SEB SA                                                    4,125    380,494
    Seche Environnement SA                                      824     36,334

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                           ------- ------------
FRANCE -- (Continued)
#*  Sequana SA                                               3,568 $     26,332
    SES SA                                                  16,389      617,475
    Societe BIC SA                                           3,399      450,955
    Societe d'Edition de Canal +                            10,759       94,679
    Societe Generale SA                                     60,221    3,750,394
    Societe Internationale de Plantations d'Heveas SA          245       15,821
    Societe Television Francaise 1                          27,609      470,126
    Sodexo                                                   4,433      477,943
#*  SOITEC                                                  46,036      139,067
*   Solocal Group                                           24,084       54,987
    Somfy SA                                                   158       54,878
    Sopra Group SA                                             846       97,391
    Stallergenes SA                                            234       18,517
*   Ste Industrielle d'Aviation Latecoere SA                 1,049       19,382
    Stef SA                                                    951       75,210
    STMicroelectronics NV(5962332)                         115,993    1,106,131
#   STMicroelectronics NV(861012102)                        37,473      355,619
    Suez Environnement Co.                                  27,501      540,382
    Sword Group                                              1,588       41,700
    Synergie SA                                              5,958      172,451
*   Technicolor SA                                          47,505      355,179
    Technip SA                                               4,264      479,950
    Teleperformance                                         13,203      757,223
    Thales SA                                               10,191      648,914
*   Theolia SA                                              10,847       18,342
    Total Gabon                                                 81       49,352
    Total SA                                               124,526    8,909,108
    Total SA Sponsored ADR                                  85,482    6,089,738
    Touax SA                                                    25          690
*   Transgene SA                                             1,606       20,763
*   Trigano SA                                               2,400       66,493
*   UBISOFT Entertainment                                   30,567      570,432
    Valeo SA                                                12,678    1,741,060
    Vallourec SA                                            25,397    1,500,848
*   Valneva SE(B9B2YX8)                                      1,913       16,182
#*  Valneva SE(B03KGM0)                                      1,267       10,598
    Veolia Environnement SA                                 21,687      404,590
    Veolia Environnement SA ADR                             14,066      264,159
    Vetoquinol SA                                              275       15,003
    Vicat                                                    2,827      245,338
    VIEL & Cie SA                                           12,834       42,318
#   Vilmorin & Cie SA                                        1,081      142,698
    Vinci SA                                                24,668    1,862,590
    Virbac SA                                                  499      119,634
    Vivendi SA                                             104,208    2,799,733
    Vranken-Pommery Monopole SA                                106        3,741
    Zodiac Aerospace                                        31,035    1,031,841
                                                                   ------------
TOTAL FRANCE                                                        127,861,419
                                                                   ------------
GERMANY -- (5.3%)
*   Aareal Bank AG                                          12,891      585,956
    Adidas AG                                                9,188      982,213

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
GERMANY -- (Continued)
    Adler Modemaerkte AG                                      1,737 $   28,362
*   ADVA Optical Networking SE                               17,734     79,561
*   Air Berlin P.L.C.                                         7,620     18,352
*   Aixtron SE                                               16,599    264,284
    Allgeier SE                                               1,061     25,408
    Allianz SE                                               29,681  5,165,380
    Allianz SE ADR                                           69,550  1,213,648
    Amadeus Fire AG                                             594     51,672
    Aurubis AG                                                8,619    460,465
    Axel Springer SE                                          9,141    558,167
    BASF SE                                                  31,183  3,617,406
    BASF SE Sponsored ADR                                     1,000    112,750
    Bauer AG                                                  1,889     49,075
    Bayer AG                                                 22,361  3,109,111
    Bayer AG Sponsored ADR                                      200     27,844
    Bayerische Motoren Werke AG                              33,795  4,248,198
    BayWa AG                                                  3,225    182,942
    Bechtle AG                                                3,005    267,407
    Beiersdorf AG                                             4,330    434,665
    Bertrandt AG                                                886    134,216
    Bijou Brigitte AG                                           670     65,229
    Bilfinger SE                                              9,560  1,139,794
    Biotest AG                                                  355     43,799
    Borussia Dortmund GmbH & Co. KGaA                        14,645     76,375
    Brenntag AG                                               5,243    949,772
    CANCOM SE                                                 3,759    165,749
    Carl Zeiss Meditec AG                                     4,660    141,881
    CAT Oil AG                                                9,812    205,863
    Celesio AG                                               20,896    726,227
    CENIT AG                                                    767     12,661
    CENTROTEC Sustainable AG                                  2,715     69,494
    Cewe Stiftung & Co. KGAA                                  1,156     91,082
    Comdirect Bank AG                                        12,756    147,049
*   Commerzbank AG                                          138,710  2,473,358
    CompuGroup Medical AG                                     2,685     71,617
*   Constantin Medien AG                                        444        917
#   Continental AG                                           10,531  2,477,992
    CropEnergies AG                                           5,648     37,050
    CTS Eventim AG                                            3,019    192,304
    DAB Bank AG                                               1,539      8,333
    Daimler AG                                               70,685  6,580,712
    Data Modul AG                                                96      2,617
    Delticom AG                                                 575     27,380
    Deutsche Bank AG(5750355)                                 5,709    251,456
    Deutsche Bank AG(D18190898)                              70,103  3,086,635
    Deutsche Boerse AG                                        4,837    354,711
    Deutsche Lufthansa AG                                    49,873  1,252,452
    Deutsche Post AG                                         93,390  3,523,880
    Deutsche Telekom AG                                     154,252  2,591,597
    Deutsche Telekom AG Sponsored ADR                       104,159  1,744,663
    Deutsche Wohnen AG(B0YZ0Z5)                              26,186    562,145
*   Deutsche Wohnen AG(BFLR888)                               8,757    183,444

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
GERMANY -- (Continued)
*   Deutz AG                                                 26,297 $  219,895
*   Dialog Semiconductor P.L.C.                              10,130    256,617
    DMG MORI SEIKI AG                                        13,842    436,181
    Draegerwerk AG & Co. KGaA                                   501     51,451
    Drillisch AG                                              9,662    360,762
    Duerr AG                                                  5,414    428,387
    E.ON SE                                                 136,572  2,616,016
    E.ON SE Sponsored ADR                                     3,600     65,880
    Eckert & Ziegler AG                                         831     28,877
    Elmos Semiconductor AG                                    2,338     47,100
    ElringKlinger AG                                          5,878    237,313
    Euromicron AG                                             1,356     24,858
#*  Evotec AG                                                35,662    178,337
    Fielmann AG                                               1,237    167,349
*   First Sensor AG                                             945     14,113
*   Francotyp-Postalia Holding AG Class A                     1,682     11,199
    Fraport AG Frankfurt Airport Services Worldwide           7,117    526,353
    Freenet AG                                               24,178    837,359
    Fresenius Medical Care AG & Co. KGaA                     21,771  1,499,969
    Fresenius Medical Care AG & Co. KGaA ADR                  4,200    144,270
    Fresenius SE & Co. KGaA                                  17,905  2,724,293
    Fuchs Petrolub SE                                         1,737    160,142
*   GAGFAH SA                                                11,791    186,488
    GEA Group AG                                             27,139  1,215,511
    Gerresheimer AG                                          10,666    724,080
    Gerry Weber International AG                              2,892    152,743
    Gesco AG                                                    578     60,156
    GFK SE                                                    3,236    167,021
    GFT Technologies AG                                       3,080     36,783
    Grammer AG                                                4,432    244,932
    Grenkeleasing AG                                          1,850    193,830
*   H&R AG                                                    1,360     13,497
    Hamburger Hafen und Logistik AG                           4,131    100,183
    Hannover Rueck SE                                         9,054    843,669
    HeidelbergCement AG                                      20,379  1,770,692
*   Heidelberger Druckmaschinen AG                           66,125    209,730
    Henkel AG & Co. KGaA                                      4,339    446,129
    Highlight Communications AG                               2,399     12,488
    Hochtief AG                                               8,264    770,498
    Homag Group AG                                            1,385     40,468
    Hugo Boss AG                                              3,806    528,759
    Indus Holding AG                                          5,695    267,278
    Infineon Technologies AG                                 60,551    704,044
    Infineon Technologies AG ADR                             51,213    595,095
    Isra Vision AG                                              711     52,791
    Jenoptik AG                                              12,205    203,728
*   Joyou AG                                                    604     10,413
    K+S AG                                                   24,156    846,429
*   Kloeckner & Co. SE                                       26,237    397,651
    Koenig & Bauer AG                                         1,185     19,763
    Kontron AG                                               11,542     80,581
    Krones AG                                                 3,333    319,088

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
GERMANY -- (Continued)
    KSB AG                                                      38 $   25,442
    KUKA AG                                                  6,263    321,096
    KWS Saat AG                                                383    136,889
    Lanxess AG                                              20,051  1,526,912
    Leifheit AG                                                163      8,779
    Leoni AG                                                10,226    762,241
    Linde AG                                                15,298  3,177,162
    LPKF Laser & Electronics AG                              6,371    143,293
    MAN SE                                                   5,106    654,746
*   Manz AG                                                    880     79,047
    Merck KGaA                                               6,483  1,095,911
*   Metro AG                                                22,125    886,410
    MLP AG                                                  11,364     77,296
*   Morphosys AG                                             3,702    317,536
    MTU Aero Engines AG                                     12,306  1,160,289
    Muenchener Rueckversicherungs AG                        13,919  3,217,501
    MVV Energie AG                                           1,519     48,523
    Nemetschek AG                                              766     66,687
    Nexus AG                                                   982     15,269
*   Nordex SE                                               13,855    221,828
    Norma Group SE                                           5,589    293,312
    OHB AG                                                   1,076     30,369
*   Osram Licht AG                                          15,733    825,977
*   Patrizia Immobilien AG                                   8,889    105,107
    Pfeiffer Vacuum Technology AG                              797     94,803
    PNE Wind AG                                             14,369     55,301
    Puma SE                                                    668    197,342
    PVA TePla AG                                             1,103      4,798
*   QIAGEN NV                                               45,871  1,007,037
    QSC AG                                                  23,436    120,600
    R Stahl AG                                                 597     35,443
    Rational AG                                                368    117,537
    Rheinmetall AG                                          10,922    727,620
    Rhoen Klinikum AG                                       24,720    798,190
    RWE AG                                                  89,853  3,428,887
    SAF-Holland SA                                           8,786    131,458
    Salzgitter AG                                           10,471    444,764
    SAP AG                                                  11,432    924,014
#   SAP AG Sponsored ADR                                     9,200    745,108
    Schaltbau Holding AG                                       431     30,638
#   SGL Carbon SE                                            5,895    196,312
    SHW AG                                                     500     30,008
    Siemens AG                                               6,647    876,874
*   Singulus Technologies AG                                10,890     35,593
    Sixt SE                                                  3,720    150,418
    SKW Stahl-Metallurgie Holding AG                         2,207     33,098
*   Sky Deutschland AG                                      48,268    414,239
#   SMA Solar Technology AG                                  2,799    117,204
    SMT Scharf AG                                            1,160     28,598
    Software AG                                             14,399    542,353
#*  Solarworld AG                                              184      8,169
    Stada Arzneimittel AG                                   13,778    600,798

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                           ------- ------------
GERMANY -- (Continued)
    STRATEC Biomedical AG                                      978 $     44,793
*   Stroeer Media AG                                         4,716       81,258
    Suedzucker AG                                           17,539      374,791
    Surteco SE                                                 316       12,448
*   Suss Microtec AG                                         4,115       39,989
    Symrise AG                                               8,944      451,821
    TAG Immobilien AG                                       31,339      398,443
    Takkt AG                                                 6,800      137,934
*   Talanx AG                                                  306       11,709
    Telefonica Deutschland Holding AG                       10,290       85,607
    Telegate AG                                              3,104       24,165
*   ThyssenKrupp AG                                         47,834    1,365,286
    Tipp24 SE                                                1,644      118,616
*   Tom Tailor Holding AG                                    3,636       70,725
    Tomorrow Focus AG                                        3,932       22,678
    TUI AG                                                  39,692      660,918
    United Internet AG                                      12,681      544,765
    Volkswagen AG                                            2,309      619,155
    Vossloh AG                                               1,614      159,526
    VTG AG                                                   2,388       52,789
#   Wacker Chemie AG                                         3,935      462,561
    Wacker Neuson SE                                         5,442      103,453
    Washtec AG                                               1,256       21,545
    Wincor Nixdorf AG                                        5,803      380,144
    Wirecard AG                                              7,559      318,437
    XING AG                                                    354       45,356
                                                                   ------------
TOTAL GERMANY                                                       106,830,297
                                                                   ------------
GREECE -- (0.2%)
*   Alpha Bank AE                                           81,161       78,616
    Athens Water Supply & Sewage Co. SA (The)                6,973       90,028
*   Bank of Cyprus PCL                                     229,580           --
    Bank of Greece                                           2,794       57,658
*   Ellaktor SA                                             21,206      112,013
*   Folli Follie Group                                       7,975      276,819
*   Fourlis Holdings SA                                      7,020       56,660
*   Frigoglass SA                                            9,752       56,526
*   GEK Terna Holding Real Estate Construction SA            6,564       34,312
    Hellenic Exchanges - Athens Stock Exchange SA Holding   17,568      207,120
    Hellenic Petroleum SA                                   17,587      150,994
*   Hellenic Telecommunications Organization SA             24,316      388,466
    Intralot SA-Integrated Lottery Systems & Services       26,355       76,561
*   JUMBO SA                                                22,397      362,276
*   Marfin Investment Group Holdings SA                    175,597      121,653
    Metka SA                                                 6,384      114,412
    Motor Oil Hellas Corinth Refineries SA                  13,116      165,566
*   Mytilineos Holdings SA                                  15,755      140,792
*   National Bank of Greece SA                              61,269      239,527
#   National Bank of Greece SA ADR                           2,823       11,066
    OPAP SA                                                 17,826      284,682
*   Piraeus Bank SA                                         19,986       47,166
    Piraeus Port Authority                                   2,736       71,081

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
GREECE -- (Continued)
    Public Power Corp. SA                                    13,423 $  203,111
    Terna Energy SA                                           4,910     29,336
*   Titan Cement Co. SA                                      10,553    332,696
                                                                    ----------
TOTAL GREECE                                                         3,709,137
                                                                    ----------
HONG KONG -- (1.9%)
#   AAC Technologies Holdings, Inc.                          54,000    302,364
    AIA Group, Ltd.                                         502,800  2,445,415
    Alco Holdings, Ltd.                                      20,000      3,489
    Allied Group, Ltd.                                        4,000     17,376
    Allied Properties HK, Ltd.                              636,068    111,810
*   Apac Resources, Ltd.                                    520,000     11,266
    APT Satellite Holdings, Ltd.                             92,000    115,482
    Asia Satellite Telecommunications Holdings, Ltd.         39,000    155,795
    Asia Standard International Group, Ltd.                 162,000     40,809
#   ASM Pacific Technology, Ltd.                             20,100    223,353
    Associated International Hotels, Ltd.                    38,000    105,561
    Bank of East Asia, Ltd.                                 144,993    598,948
*   Birmingham International Holdings, Ltd.                 970,000     16,515
    BOC Hong Kong Holdings, Ltd.                            264,000    781,446
    Bonjour Holdings, Ltd.                                  214,000     36,805
*   Brightoil Petroleum Holdings, Ltd.                      517,000    160,581
*   Brockman Mining, Ltd.                                   896,780     45,639
*   Burwill Holdings, Ltd.                                  478,000     18,267
    Cafe de Coral Holdings, Ltd.                             30,000     94,535
    Cathay Pacific Airways, Ltd.                            162,000    306,580
    Chen Hsong Holdings                                      66,000     19,766
    Cheuk Nang Holdings, Ltd.                                20,212     18,615
    Cheung Kong Holdings, Ltd.                              105,000  1,790,407
    Cheung Kong Infrastructure Holdings, Ltd.                49,000    319,901
    Chevalier International Holdings, Ltd.                   32,000     52,049
*   China Daye Non-Ferrous Metals Mining, Ltd.              760,163     12,087
    China Electronics Corp. Holdings Co., Ltd.               80,000     16,044
    China Metal International Holdings, Inc.                190,000     64,338
*   China Nuclear Industry 23 International Corp., Ltd.      22,000      3,729
    Chong Hing Bank, Ltd.                                    12,463     43,564
    Chow Sang Sang Holdings International, Ltd.              75,000    184,621
#   Chow Tai Fook Jewellery Group, Ltd.                      70,200     99,125
    Chu Kong Shipping Enterprise Group Co., Ltd.             58,000     13,495
    Chuang's Consortium International, Ltd.                 152,000     18,438
    CITIC Telecom International Holdings, Ltd.              282,000     98,457
    CK Life Sciences International Holdings, Inc.           908,000     91,488
    CLP Holdings, Ltd.                                       34,500    275,808
*   CP Lotus Corp.                                           80,000      1,969
    Cross-Harbour Holdings, Ltd. (The)                       40,000     33,323
    CSI Properties, Ltd.                                    579,674     20,238
    Dah Sing Banking Group, Ltd.                            111,596    166,804
    Dah Sing Financial Holdings, Ltd.                        43,900    194,560
    Dan Form Holdings Co., Ltd.                              99,000      8,961
    Dickson Concepts International, Ltd.                     55,000     33,175
    Dorsett Hospitality International, Ltd.                  87,000     15,507
    Emperor Capital Group, Ltd.                             126,000      6,425

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
HONG KONG -- (Continued)
    Emperor Entertainment Hotel, Ltd.                        215,000 $   93,684
    Emperor International Holdings                           325,333     72,683
    Emperor Watch & Jewellery, Ltd.                          790,000     58,219
*   EPI Holdings, Ltd.                                     2,080,000     51,913
    Esprit Holdings, Ltd.                                    456,282    762,031
*   eSun Holdings, Ltd.                                      128,000     14,852
    Fairwood Holdings, Ltd.                                   21,000     42,927
#   Far East Consortium International, Ltd.                  258,682     93,936
*   FIH Mobile, Ltd.                                         628,000    339,206
    First Pacific Co., Ltd.                                  560,400    623,174
*   Fountain SET Holdings, Ltd.                              132,000     15,864
    Future Bright Holdings, Ltd.                              48,000     23,044
*   G-Resources Group, Ltd.                                6,640,800    183,114
*   Galaxy Entertainment Group, Ltd.                          59,000    466,139
#*  Genting Hong Kong, Ltd.                                  281,000    111,738
    Get Nice Holdings, Ltd.                                1,122,000     50,068
    Giordano International, Ltd.                             272,000    182,587
    Glorious Sun Enterprises, Ltd.                           170,000     37,298
    Gold Peak Industries Holding, Ltd.                       262,000     22,676
#   Haitong International Securities Group, Ltd.              63,000     31,673
    Hang Lung Group, Ltd.                                    104,000    564,799
    Hang Lung Properties, Ltd.                               258,000    772,861
    Hang Seng Bank, Ltd.                                      20,400    333,579
#   Harbour Centre Development, Ltd.                          21,000     36,721
    Henderson Land Development Co., Ltd.                     175,270  1,052,205
    HKR International, Ltd.                                  186,400     76,485
    Hon Kwok Land Investment Co., Ltd.                        20,000      6,663
    Hong Kong & China Gas Co., Ltd.                          164,886    380,459
    Hong Kong Aircraft Engineering Co., Ltd.                   5,200     60,485
    Hong Kong Exchanges and Clearing, Ltd.                    43,219    777,221
*   Hong Kong Television Network, Ltd. ADR                     3,847     21,659
    Hongkong & Shanghai Hotels (The)                         118,000    172,568
    Hongkong Chinese, Ltd.                                   184,495     44,821
    Hopewell Holdings, Ltd.                                  145,500    500,847
    Hung Hing Printing Group, Ltd.                            92,000     14,580
    Hutchison Telecommunications Hong Kong Holdings, Ltd.    359,000    117,660
    Hutchison Whampoa, Ltd.                                  140,000  1,920,729
    Hysan Development Co., Ltd.                               67,000    289,088
*   I-CABLE Communications, Ltd.                             374,000     37,704
*   Imagi International Holdings, Ltd.                       728,000      8,185
*   Integrated Waste Solutions Group Holdings, Ltd.          224,000     13,614
*   IRC, Ltd.                                                266,000     25,788
    IT, Ltd.                                                 128,000     34,717
    Johnson Electric Holdings, Ltd.                          349,500    334,746
#   K Wah International Holdings, Ltd.                       271,167    181,114
*   Kerry Logistics Network, Ltd.                             53,250     78,355
    Kerry Properties, Ltd.                                   121,500    401,673
*   King Stone Energy Group, Ltd.                            324,000     10,724
    Kingmaker Footwear Holdings, Ltd.                        186,000     36,272
    Kingston Financial Group, Ltd.                           717,000     77,781
    Kowloon Development Co., Ltd.                            103,000    125,991
#   L'Occitane International SA                               90,000    221,500

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                            --------- --------
HONG KONG -- (Continued)
*   L'sea Resources International Holdings, Ltd.              280,000 $ 14,287
*   Lai Sun Development                                     3,134,000   73,343
    Li & Fung, Ltd.                                           288,000  419,206
    Lifestyle International Holdings, Ltd.                     63,500  124,135
    Lippo China Resources, Ltd.                               794,000   39,457
#   Liu Chong Hing Investment, Ltd.                            60,000  115,274
    Luk Fook Holdings International, Ltd.                     114,000  323,698
    Lung Kee Bermuda Holdings                                  40,000   14,618
    Magnificent Estates                                       500,000   24,213
    Man Wah Holdings, Ltd.                                     75,200  123,502
    Melco Crown Entertainment, Ltd.                             1,200   13,682
    Melco International Development, Ltd.                     152,000  466,800
    MGM China Holdings, Ltd.                                   50,000  174,386
#   Midland Holdings, Ltd.                                    166,666   70,043
*   Ming Fung Jewellery Group, Ltd.                         1,155,000   14,183
    Miramar Hotel & Investment                                  9,000   11,130
#*  Mongolian Mining Corp.                                    287,500   23,782
    MTR Corp., Ltd.                                            70,789  268,417
    NagaCorp, Ltd.                                            266,000  242,726
    National Electronic Hldgs                                  28,000    3,142
*   National United Resources Holdings, Ltd.                   67,000    1,887
    Natural Beauty Bio-Technology, Ltd.                       100,000    5,172
*   Neo-Neon Holdings, Ltd.                                   136,500   24,479
    New World Development Co., Ltd.                           789,527  817,867
#   Newocean Energy Holdings, Ltd.                            246,000  162,778
*   Next Media, Ltd.                                           76,000    7,788
    NWS Holdings, Ltd.                                        188,453  321,243
*   Orange Sky Golden Harvest Entertainment Holdings, Ltd.    675,000   44,306
#   Orient Overseas International, Ltd.                        58,000  277,454
    Oriental Watch Holdings                                   138,400   31,292
    Pacific Andes International Holdings, Ltd.                752,405   30,655
    Pacific Basin Shipping, Ltd.                              445,000  261,410
    Pacific Textiles Holdings, Ltd.                           108,000  137,136
    Paliburg Holdings, Ltd.                                   130,000   41,474
*   Paradise Entertainment, Ltd.                               32,000   23,884
    PCCW, Ltd.                                                744,000  396,697
*   Pearl Oriental Oil, Ltd.                                  389,000   10,698
    Pico Far East Holdings, Ltd.                              144,000   38,542
    Playmates Holdings, Ltd.                                   22,000   29,817
*   Playmates Toys, Ltd.                                       60,000   25,328
*   PME Group, Ltd.                                           430,000   13,633
    PNG Resources Holdings, Ltd.                              352,000    3,189
    Polytec Asset Holdings, Ltd.                              275,000   40,116
    Power Assets Holdings, Ltd.                                53,000  458,151
    Prada SpA                                                  14,800  118,696
    Public Financial Holdings, Ltd.                            72,000   34,140
    PYI Corp., Ltd.                                           766,000   16,712
    Regal Hotels International Holdings, Ltd.                 142,000   82,368
*   Richfield Group Holdings, Ltd.                            280,000    7,928
#   SA SA International Holdings, Ltd.                        190,000  159,400
    Samsonite International SA                                160,800  511,964
    Sands China, Ltd.                                          53,200  390,582

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
HONG KONG -- (Continued)
    SAS Dragon Hldg, Ltd.                                     2,000 $    1,324
    SEA Holdings, Ltd.                                       90,000     50,570
    Shangri-La Asia, Ltd.                                   325,166    533,553
    Shenyin Wanguo HK, Ltd.                                  75,000     27,103
    Shun Tak Holdings, Ltd.                                 483,499    237,526
#*  Silver base Group Holdings, Ltd.                        162,546     21,299
    Singamas Container Holdings, Ltd.                       404,000     87,642
    Sino Land Co., Ltd.                                     469,644    704,226
*   Sino-Tech International Holdings, Ltd.                  760,000      3,929
    Sitoy Group Holdings, Ltd.                               21,000     12,643
    SJM Holdings, Ltd.                                      104,301    290,833
#   SmarTone Telecommunications Holdings, Ltd.               98,805    101,974
    SOCAM Development, Ltd.                                  44,444     53,922
*   South China China, Ltd.                                 464,000     37,637
    Stella International Holdings, Ltd.                      41,000    101,076
    Stelux Holdings International, Ltd.                      43,000     13,276
    Sun Hung Kai & Co., Ltd.                                165,529    115,633
    Sun Hung Kai Properties, Ltd.                           130,588  1,651,983
    Swire Pacific, Ltd. Class A                              13,000    150,060
    Swire Properties, Ltd.                                   39,800    120,374
    TAI Cheung Holdings                                      94,000     64,980
    Tai Sang Land Development, Ltd.                          20,710      9,559
    Tan Chong International, Ltd.                            24,000      9,890
    Tao Heung Holdings, Ltd.                                  2,000      1,290
#*  Taung Gold International, Ltd.                          500,000      1,935
*   Technovator International, Ltd.                          18,000      9,548
    Techtronic Industries Co.                               204,500    653,402
    Television Broadcasts, Ltd.                              27,700    173,226
    Texwinca Holdings, Ltd.                                 150,000    161,755
*   Titan Petrochemicals Group, Ltd.                        380,000        123
*   Tom Group, Ltd.                                          60,000      9,716
    Tradelink Electronic Commerce, Ltd.                      64,000     15,696
    Transport International Holdings, Ltd.                   46,800     86,398
    Trinity, Ltd.                                           274,000     70,480
*   TSC Group Holdings, Ltd.                                199,000    113,151
#*  United Laboratories International Holdings, Ltd. (The)  152,500     98,707
    Value Partners Group, Ltd.                              132,000     85,112
    Vanke Property Overseas, Ltd.                             2,000      2,251
    Varitronix International, Ltd.                          113,000    125,302
    Victory City International Holdings, Ltd.               289,094     42,136
    Vitasoy International Holdings, Ltd.                     80,000    109,367
    VST Holdings, Ltd.                                      291,600     74,334
    VTech Holdings, Ltd.                                     20,000    276,999
    Wang On Group, Ltd.                                     500,000     11,788
    Wharf Holdings, Ltd.                                    133,000    936,257
    Wheelock & Co., Ltd.                                    142,000    587,960
    Wing Hang Bank, Ltd.                                     40,980    660,693
    Wing On Co. International, Ltd.                          32,000     89,272
    Wing Tai Properties, Ltd.                               102,000     63,315
    Wynn Macau, Ltd.                                         51,200    202,296
    Xinyi Glass Holdings, Ltd.                              478,000    377,154
*   Xinyi Solar Holdings, Ltd.                              370,000    100,347

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
HONG KONG -- (Continued)
    YGM Trading, Ltd.                                        20,000 $    43,878
    Yue Yuen Industrial Holdings, Ltd.                      158,500     490,013
                                                                    -----------
TOTAL HONG KONG                                                      38,365,073
                                                                    -----------
HUNGARY -- (0.0%)
*   FHB Mortgage Bank P.L.C.                                  6,244      25,212
    Magyar Telekom Telecommunications P.L.C.                 53,358      76,125
    Magyar Telekom Telecommunications P.L.C. Sponsored ADR    4,178      29,914
    MOL Hungarian Oil and Gas P.L.C.                          2,028     116,676
    OTP Bank P.L.C.                                          22,297     425,784
*   PannErgy                                                  3,649       5,257
    Richter Gedeon Nyrt                                      11,152     191,005
                                                                    -----------
TOTAL HUNGARY                                                           869,973
                                                                    -----------
INDIA -- (1.4%)
    Aban Offshore, Ltd.                                       3,528      30,392
    ABB India, Ltd.                                           3,501      49,289
*   ABG Shipyard, Ltd.                                        7,485      28,437
    ACC, Ltd.                                                 9,459     205,202
    Adani Enterprises, Ltd.                                  25,688     179,914
    Adani Ports and Special Economic Zone, Ltd.              15,220      47,988
*   Adani Power, Ltd.                                       133,476     106,584
    Aditya Birla Nuvo, Ltd.                                   8,641     159,171
    AIA Engineering, Ltd.                                     1,042      10,619
    Ajanta Pharma, Ltd.                                       1,370      22,555
    Akzo Nobel India, Ltd.                                      399       5,753
    Alembic Pharmaceuticals, Ltd.                             4,113      20,230
    Allahabad Bank                                           40,781      67,795
    Allcargo Logistics, Ltd.                                    986       2,355
    Alok Industries, Ltd.                                    90,000      10,605
    Alstom India, Ltd.                                        5,412      40,384
    Amara Raja Batteries, Ltd.                                6,651      45,803
    Ambuja Cements, Ltd.                                     74,170     244,952
    Amtek Auto, Ltd.                                         17,358      50,153
*   Anant Raj, Ltd.                                          27,862      25,657
    Andhra Bank                                              23,063      25,591
    Apollo Hospitals Enterprise, Ltd.                         9,322     138,401
    Apollo Tyres, Ltd.                                       53,597     142,195
    Arvind, Ltd.                                             42,552     129,382
    Ashok Leyland, Ltd.                                     200,290      74,651
    Asian Paints, Ltd.                                       15,640     131,140
    Aurobindo Pharma, Ltd.                                   57,865     552,612
    Axis Bank, Ltd.                                          19,120     483,338
    Bajaj Auto, Ltd.                                          3,566     113,132
    Bajaj Electricals, Ltd.                                   4,500      21,861
    Bajaj Finance, Ltd.                                       2,807      86,673
    Bajaj Finserv, Ltd.                                       7,080      97,583
*   Bajaj Hindusthan, Ltd.                                   80,199      23,783
    Bajaj Holdings and Investment, Ltd.                       7,265     128,667
    Ballarpur Industries, Ltd.                               70,689      16,946
    Balrampur Chini Mills, Ltd.                              21,074      20,103
    Bank of Baroda                                           10,597     143,931

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
INDIA -- (Continued)
    Bank of India                                           31,444 $122,494
    Bank Of Maharashtra                                     32,893   20,998
    BASF India, Ltd.                                           998   12,368
    Bata India, Ltd.                                         6,548  116,208
    BEML, Ltd.                                               2,355   15,105
    Berger Paints India, Ltd.                               26,560  107,248
    BGR Energy Systems, Ltd.                                 2,982    6,789
    Bharat Electronics, Ltd.                                 3,237   64,962
    Bharat Forge, Ltd.                                      14,420   98,166
    Bharat Heavy Electricals, Ltd.                          52,635  158,346
    Bharat Petroleum Corp., Ltd.                            17,253  130,254
    Bharti Airtel, Ltd.                                     41,564  226,307
    Bhushan Steel, Ltd.                                     16,410  120,846
    Biocon, Ltd.                                             8,934   69,886
    Birla Corp., Ltd.                                        4,033   19,366
    Bombay Dyeing & Manufacturing Co., Ltd.                 13,374   12,990
    Bosch, Ltd.                                                584  101,735
    Britannia Industries, Ltd.                               2,752   39,535
    Cadila Healthcare, Ltd.                                  8,226  133,264
    Cairn India, Ltd.                                       40,339  224,260
    Canara Bank                                             19,638   93,380
    Capital First, Ltd.                                      6,323   18,138
    Carborundum Universal, Ltd.                              4,300   10,063
    Central Bank Of India                                   53,793   47,606
    Century Plyboards India, Ltd.                            6,288    4,004
    Century Textiles & Industries, Ltd.                      8,710   48,559
    CESC, Ltd.                                               9,515   71,724
    Chambal Fertilizers & Chemicals, Ltd.                   26,495   17,808
*   Chennai Petroleum Corp., Ltd.                           11,326   15,112
    Cipla, Ltd.                                             25,875  170,369
    City Union Bank, Ltd.                                   51,975   50,715
    CMC, Ltd.                                                1,382   32,835
    Colgate-Palmolive India, Ltd.                            3,054   72,987
    Container Corp. Of India                                 9,341  148,990
    Coromandel International, Ltd.                           6,023   21,904
    Corp. Bank                                               9,596   46,611
    Crompton Greaves, Ltd.                                  47,273  129,654
    Cummins India, Ltd.                                      6,720   61,096
    Dabur India, Ltd.                                       30,848   91,898
*   DB Realty, Ltd.                                         17,964   20,776
*   DCB Bank, Ltd.                                          22,854   23,012
    Dewan Housing Finance Corp., Ltd.                        8,991   33,826
*   Dish TV India, Ltd.                                     44,632   34,831
    Divi's Laboratories, Ltd.                                3,838   87,817
    DLF, Ltd.                                               64,283  149,235
    Dr Reddy's Laboratories, Ltd. ADR                        5,899  265,868
*   Educomp Solutions, Ltd.                                 10,613    4,523
    Eicher Motors, Ltd.                                      2,071  213,649
*   EID Parry India, Ltd.                                   10,009   25,279
    EIH, Ltd.                                               19,189   24,167
    Engineers India, Ltd.                                    1,072    4,061
    Escorts, Ltd.                                            9,996   21,030

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
INDIA -- (Continued)
*   Essar Oil, Ltd.                                          61,934 $ 59,682
    Essar Ports, Ltd.                                        11,170   11,025
    Exide Industries, Ltd.                                   31,311   62,509
    FAG Bearings India, Ltd.                                    182    6,381
    FDC, Ltd.                                                 3,431    7,519
    Federal Bank, Ltd.                                      137,555  206,368
    Financial Technologies India, Ltd.                        3,882   20,337
    Finolex Industries, Ltd.                                  8,558   31,784
*   Fortis Healthcare, Ltd.                                  10,077   16,662
*   Future Lifestyle Fashions, Ltd.                           2,977    4,040
    Future Retail, Ltd.                                       8,932   19,595
    GAIL India, Ltd.                                         43,856  269,282
    Gateway Distriparks, Ltd.                                 8,076   23,900
*   Gitanjali Gems, Ltd.                                      9,642    9,993
    Glenmark Pharmaceuticals, Ltd.                           11,592  117,873
    GMR Infrastructure, Ltd.                                195,631   80,525
    Godfrey Phillips India, Ltd.                                 51    2,816
    Godrej Consumer Products, Ltd.                            1,252   16,599
    Godrej Industries, Ltd.                                  16,308   81,364
    Godrej Properties, Ltd.                                   3,806   13,973
    Graphite India, Ltd.                                      5,318    7,454
    Grasim Industries, Ltd.                                   5,183  226,588
    Great Eastern Shipping Co., Ltd. (The)                   13,008   72,497
    Greaves Cotton, Ltd.                                      4,904    6,819
    Gujarat Alkalies & Chemicals, Ltd.                        2,388    6,976
    Gujarat Fluorochemicals, Ltd.                             3,905   20,683
    Gujarat Mineral Development Corp., Ltd.                  12,483   27,371
    Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.      2,664    3,585
*   Gujarat NRE Coke, Ltd.                                   49,906    8,803
    Gujarat State Fertilisers & Chemicals, Ltd.              20,165   18,568
    Gujarat State Petronet, Ltd.                             28,545   34,528
*   GVK Power & Infrastructure, Ltd.                         63,703   12,966
*   Hathway Cable & Datacom, Ltd.                             1,703    6,892
    Havells India, Ltd.                                       5,887   91,018
*   HCL Infosystems, Ltd.                                    22,200   16,673
    HCL Technologies, Ltd.                                   17,304  403,561
    HDFC Bank, Ltd.                                          51,927  624,621
    HDFC Bank, Ltd. ADR                                       2,000   80,100
    Hero MotoCorp, Ltd.                                       2,790  102,723
*   Hexa Tradex, Ltd.                                         5,313    1,875
    Hexaware Technologies, Ltd.                              34,366   87,311
*   Himachal Futuristic Communications, Ltd.                 88,611   13,450
    Himadri Chemicals & Industries, Ltd.                     19,864    6,727
    Hindalco Industries, Ltd.                               266,617  602,147
*   Hindustan Construction Co., Ltd.                        129,998   41,511
    Hindustan Petroleum Corp., Ltd.                          14,756   79,044
    Honeywell Automation India, Ltd.                            710   37,087
*   Housing Development & Infrastructure, Ltd.               56,075   63,827
    HSIL, Ltd.                                               19,048   47,135
    HT Media, Ltd.                                           11,369   17,378
    ICICI Bank, Ltd.                                          9,160  189,863
    ICICI Bank, Ltd. Sponsored ADR                           17,656  753,382

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
INDIA -- (Continued)
    IDBI Bank, Ltd.                                          42,786 $ 48,581
    Idea Cellular, Ltd.                                     146,697  331,239
    IDFC, Ltd.                                              142,144  264,462
    IFCI, Ltd.                                               70,683   30,033
    IIFL Holdings, Ltd.                                      56,463   75,207
    India Cements, Ltd. (The)                                55,740   63,688
    Indian Bank                                              21,645   46,081
    Indian Hotels Co., Ltd.                                  58,430   70,004
    Indian Oil Corp., Ltd.                                   11,712   51,440
    Indian Overseas Bank                                     44,957   46,464
    Indraprastha Gas, Ltd.                                    3,321   15,868
    IndusInd Bank, Ltd.                                      51,899  413,282
    Infosys, Ltd.                                            11,137  592,009
    Infosys, Ltd. Sponsored ADR                               2,810  150,925
    Infotech Enterprises, Ltd.                                1,202    6,186
    ING Vysya Bank, Ltd.                                      7,120   67,189
    Ipca Laboratories, Ltd.                                   5,325   73,897
    IRB Infrastructure Developers, Ltd.                      12,168   23,223
    ITC, Ltd.                                                42,124  237,845
    Jagran Prakashan, Ltd.                                   14,570   25,350
    Jain Irrigation Systems, Ltd.                            62,508   85,116
    Jaiprakash Associates, Ltd.                             206,499  185,919
    Jammu & Kashmir Bank, Ltd. (The)                          3,646  101,482
    Jaypee Infratech, Ltd.                                    5,551    2,259
*   Jet Airways India, Ltd.                                   3,135   12,980
    Jindal Saw, Ltd.                                         26,565   24,980
*   Jindal Stainless, Ltd.                                      282      181
    Jindal Steel & Power, Ltd.                               32,951  139,889
    JM Financial, Ltd.                                       45,037   21,000
    JSW Energy, Ltd.                                         93,328   82,264
    JSW Steel, Ltd.                                          20,426  369,148
*   Jubilant Foodworks, Ltd.                                  1,135   17,844
    Jubilant Life Sciences, Ltd.                              5,040   13,967
    Jyothy Laboratories, Ltd.                                 3,882   12,250
    Kajaria Ceramics, Ltd.                                      392    2,913
    Kakinada Fertilizers, Ltd.                               69,051    2,406
    Karnataka Bank, Ltd.                                     25,200   51,436
    Karur Vysya Bank, Ltd.                                    6,700   43,254
    Kotak Mahindra Bank, Ltd.                                23,660  316,242
    KPIT Technologies, Ltd.                                  24,990   71,446
*   KSK Energy Ventures, Ltd.                                 4,226    4,911
    Lakshmi Machine Works, Ltd.                                 692   34,135
*   Lanco Infratech, Ltd.                                   138,520   17,289
    Larsen & Toubro, Ltd.                                    22,814  491,949
    Lupin, Ltd.                                              12,300  202,512
    Maharashtra Seamless, Ltd.                                6,338   22,524
    Mahindra & Mahindra Financial Services, Ltd.             38,440  157,497
    Mahindra & Mahindra, Ltd.                                18,988  339,959
    Mahindra & Mahindra, Ltd. GDR                            12,272  219,564
    Mahindra Lifespace Developers, Ltd.                       3,460   22,844
*   Mangalore Refinery & Petrochemicals, Ltd.                46,650   46,732
    Maruti Suzuki India, Ltd.                                 7,420  237,522

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
INDIA -- (Continued)
    MAX India, Ltd.                                          16,870 $   60,098
    McLeod Russel India, Ltd.                                12,761     57,082
    MindTree, Ltd.                                            1,785     42,180
    Monnet Ispat & Energy, Ltd.                               3,882      5,418
    Monsanto India, Ltd.                                         98      2,829
    Motherson Sumi Systems, Ltd.                             29,367    124,301
    Motilal Oswal Financial Services, Ltd.                    6,733     11,700
    Mphasis, Ltd.                                            11,064     76,236
    MRF, Ltd.                                                   341    116,292
*   Nagarjuna Oil Refinery, Ltd.                             62,774      3,851
    Natco Pharma, Ltd.                                          579      7,791
    National Aluminium Co., Ltd.                            104,971     66,510
    Nava Bharat Ventures, Ltd.                                1,957      5,302
    Navneet Education, Ltd.                                   3,710      3,696
    NCC, Ltd.                                                31,522     26,470
    NHPC, Ltd.                                              121,665     38,252
    NIIT Technologies, Ltd.                                   6,924     46,917
    NTPC, Ltd.                                                9,275     17,876
    Oil & Natural Gas Corp., Ltd.                            19,773    107,195
    Oil India, Ltd.                                           3,393     27,054
    OMAXE, Ltd.                                              14,260     30,221
*   Opto Circuits India, Ltd.                                22,089     12,247
*   Oracle Financial Services Software, Ltd.                  2,009     99,987
    Orient Cement, Ltd.                                       9,034      7,319
    Oriental Bank of Commerce                                16,218     66,755
*   Pantaloons Fashions and Retail, Ltd.                      1,786      3,605
*   Parsvnath Developers, Ltd.                                3,755      1,544
    Peninsula Land, Ltd.                                     10,444      5,659
    Persistent Systems, Ltd.                                  2,017     33,524
    Petronet LNG, Ltd.                                       34,000     81,367
    Phoenix Mills, Ltd.                                       5,631     23,405
    Pidilite Industries, Ltd.                                11,464     60,940
*   Pipavav Defence & Offshore Engineering Co., Ltd.         25,205     20,028
    Power Grid Corp. of India, Ltd.                          37,509     65,957
    PTC India, Ltd.                                          36,971     40,838
*   Punj Lloyd, Ltd.                                         71,973     35,029
    Punjab National Bank                                      1,815     23,592
    Radico Khaitan, Ltd.                                      6,715     12,057
    Rain Industries, Ltd.                                    12,419      8,147
    Rallis India, Ltd.                                        3,585     10,868
    Ramco Cements, Ltd. (The)                                15,000     53,754
*   Ranbaxy Laboratories, Ltd.                               21,301    167,471
    Raymond, Ltd.                                             6,963     35,844
    Redington India, Ltd.                                    20,505     30,146
    REI Agro, Ltd.                                           71,019      5,427
    Reliance Communications, Ltd.                           107,504    219,449
    Reliance Industries, Ltd.                                68,163  1,059,873
    Reliance Industries, Ltd. GDR                             9,355    290,529
    Reliance Infrastructure, Ltd.                             9,563     81,476
*   Reliance Power, Ltd.                                    123,191    139,898
    Rolta India, Ltd.                                        21,070     26,244
    Ruchi Soya Industries, Ltd.                              16,055      9,639

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
INDIA -- (Continued)
    Rural Electrification Corp., Ltd.                        13,757 $ 54,182
    Sadbhav Engineering, Ltd.                                 4,350    9,501
    Sanofi India, Ltd.                                        1,238   60,955
    Sesa Sterlite, Ltd.                                     106,201  327,628
    Sesa Sterlite, Ltd. ADR                                  15,041  183,656
*   Shipping Corp. of India, Ltd.                            26,115   18,503
    Shree Cement, Ltd.                                        1,212  114,739
    Shree Renuka Sugars, Ltd.                                66,795   24,277
    Shriram Transport Finance Co., Ltd.                       7,725   93,303
    Sintex Industries, Ltd.                                  35,352   26,873
    SKF India, Ltd.                                           3,176   42,837
    Sobha Developers, Ltd.                                    6,400   39,529
    South Indian Bank, Ltd.                                 100,340   38,327
    SRF, Ltd.                                                 8,369   53,719
    Star Ferro and Cement, Ltd.                               6,288    2,429
    State Bank of India                                       6,398  221,080
    State Bank of India GDR                                   2,351  161,558
    Steel Authority of India, Ltd.                           32,423   36,607
*   Sterling Biotech, Ltd.                                   11,381    1,626
    Sterlite Technologies, Ltd.                              15,181    7,745
    Strides Arcolab, Ltd.                                     6,009   52,010
*   Sun Pharma Advanced Research Co., Ltd.                   11,442   32,518
    Sun Pharmaceutical Industries, Ltd.                      13,022  137,491
    Sun TV Network, Ltd.                                      9,869   61,283
    Supreme Industries, Ltd.                                 13,945  105,408
*   Suzlon Energy, Ltd.                                     194,587   42,356
    Syndicate Bank                                           33,071   56,742
    Tata Chemicals, Ltd.                                     15,664   73,996
    Tata Communications, Ltd.                                 9,010   42,247
    Tata Consultancy Services, Ltd.                           9,718  353,057
    Tata Global Beverages, Ltd.                              71,709  178,642
    Tata Motors, Ltd.                                       127,048  883,380
    Tata Power Co., Ltd.                                     91,023  118,054
    Tata Steel, Ltd.                                         51,333  342,276
*   Tata Teleservices Maharashtra, Ltd.                      65,868    9,762
    Tech Mahindra, Ltd.                                      11,466  347,272
    Thermax, Ltd.                                             3,559   43,272
    Timken India, Ltd.                                        1,690    5,758
    Titan Co., Ltd.                                           9,863   41,581
    Torrent Pharmaceuticals, Ltd.                             4,250   40,454
    Torrent Power, Ltd.                                      10,757   18,650
    Trent, Ltd.                                                 655   10,710
    Triveni Turbine, Ltd.                                    41,519   47,720
    Tube Investments of India, Ltd.                          18,724   59,376
    TVS Motor Co., Ltd.                                      34,636   55,077
    UCO Bank                                                 44,038   56,063
    Ultratech Cement, Ltd.                                    4,462  150,589
    Unichem Laboratories, Ltd.                                2,817   10,192
    Union Bank of India                                      29,326   73,833
*   Unitech, Ltd.                                           275,150   72,529
    United Spirits, Ltd.                                      6,851  315,016
    UPL, Ltd.                                                47,856  212,565

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
INDIA -- (Continued)
*   Vardhman Special Steels, Ltd.                               555 $       247
    Vardhman Textiles, Ltd.                                   2,777      15,283
    Videocon Industries, Ltd.                                10,131      27,226
    Vijaya Bank                                              34,615      23,675
    Voltas, Ltd.                                             27,567      73,311
    Welspun Corp., Ltd.                                      15,250      20,589
    Welspun Infra Enterprises, Ltd.                             763         190
    Wipro, Ltd.                                              23,693     206,776
    Wockhardt, Ltd.                                           5,875      74,964
    Yes Bank, Ltd.                                           24,521     180,711
    Zee Entertainment Enterprises, Ltd.                      52,912     230,856
    Zensar Technologies, Ltd.                                 4,461      26,660
                                                                    -----------
TOTAL INDIA                                                          28,368,588
                                                                    -----------
INDONESIA -- (0.6%)
    Ace Hardware Indonesia Tbk PT                           293,600      18,937
    Adaro Energy Tbk PT                                   1,697,000     174,595
    Adhi Karya Persero Tbk PT                               247,500      64,080
    AKR Corporindo Tbk PT                                   357,000     147,316
    Alam Sutera Realty Tbk PT                             1,969,500      90,765
    Aneka Tambang Persero Tbk PT                          1,060,000     108,078
    Arwana Citramulia Tbk PT                                200,000      17,064
    Asahimas Flat Glass Tbk PT                               86,500      52,453
    Astra Agro Lestari Tbk PT                                69,500     176,960
    Astra International Tbk PT                              723,500     466,145
*   Bakrie and Brothers Tbk PT                            5,212,000      22,540
*   Bakrie Sumatera Plantations Tbk PT                    1,417,000       6,124
*   Bakrie Telecom Tbk PT                                 4,680,500      20,242
*   Bakrieland Development Tbk PT                         3,393,500       4,693
    Bank Bukopin Tbk PT                                   1,009,700      55,949
    Bank Central Asia Tbk PT                                256,000     243,814
    Bank Danamon Indonesia Tbk PT                           560,263     198,615
    Bank Mandiri Persero Tbk PT                             681,409     582,207
    Bank Negara Indonesia Persero Tbk PT                  1,030,120     430,533
*   Bank Pan Indonesia Tbk PT                             1,316,000      99,121
    Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT    738,500      61,619
*   Bank Permata Tbk PT                                       1,500         174
    Bank Rakyat Indonesia Persero Tbk PT                    832,200     714,656
    Bank Tabungan Negara Persero Tbk PT                   1,141,541     114,213
*   Bank Tabungan Pensiunan Nasional Tbk PT                  54,000      19,060
*   Barito Pacific Tbk PT                                   293,000       7,992
*   Bayan Resources Tbk PT                                   16,000      11,080
*   Berlian Laju Tanker Tbk PT                              514,666          --
    Bisi International PT                                   255,500      13,639
    Bumi Serpong Damai PT                                 1,396,000     189,118
    BW Plantation Tbk PT                                    436,500      53,147
*   Central Proteinaprima Tbk PT                          4,938,500      21,356
    Charoen Pokphand Indonesia Tbk PT                       659,000     215,479
    Ciputra Development Tbk PT                            2,037,576     179,380
    Ciputra Property Tbk PT                                 144,800       9,115
    Ciputra Surya Tbk PT                                    205,500      40,556
*   Citra Marga Nusaphala Persada Tbk PT                    348,000     104,441

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                            --------- --------
INDONESIA -- (Continued)
*   Darma Henwa Tbk PT                                      3,062,000 $  4,767
    Elnusa Tbk PT                                             230,400   10,178
*   Energi Mega Persada Tbk PT                              6,952,500   56,704
*   Erajaya Swasembada Tbk PT                                  26,300    2,738
*   Exploitasi Energi Indonesia Tbk PT                      1,212,500   23,833
    Gajah Tunggal Tbk PT                                      689,200  114,468
    Global Mediacom Tbk PT                                  1,408,500  267,366
    Gudang Garam Tbk PT                                        50,000  244,963
*   Hanson International Tbk PT                               744,500   39,961
    Harum Energy Tbk PT                                       224,000   45,889
    Hexindo Adiperkasa Tbk PT                                  75,000   24,637
    Holcim Indonesia Tbk PT                                   435,500  107,246
*   Indah Kiat Pulp & Paper Corp. Tbk PT                      573,600   67,185
    Indika Energy Tbk PT                                      388,000   20,869
    Indo Tambangraya Megah Tbk PT                              25,000   55,257
    Indocement Tunggal Prakarsa Tbk PT                        121,500  230,594
    Indofood CBP Sukses Makmur Tbk PT                          19,000   16,452
    Indofood Sukses Makmur Tbk PT                             675,000  412,919
    Indosat Tbk PT                                             33,500   11,348
    Indosat Tbk PT ADR                                          1,609   27,160
*   Inovisi Infracom Tbk PT                                     7,778      957
    Intiland Development Tbk PT                             1,083,000   42,637
    Japfa Comfeed Indonesia Tbk PT                          1,126,300  123,559
    Jasa Marga Persero Tbk PT                                 239,500  122,363
    Kalbe Farma Tbk PT                                      2,130,000  285,273
    Kawasan Industri Jababeka Tbk PT                        4,401,605   97,410
*   Lippo Cikarang Tbk PT                                     147,900   97,902
    Lippo Karawaci Tbk PT                                   4,932,250  457,453
    Malindo Feedmill Tbk PT                                    60,500   15,687
    Matahari Putra Prima Tbk PT                               395,700   95,025
    Mayora Indah Tbk PT                                       124,833  303,352
    Medco Energi Internasional Tbk PT                         325,000   77,464
    Media Nusantara Citra Tbk PT                              613,000  144,523
    Mitra Adiperkasa Tbk PT                                   300,500  165,978
    MNC Investama Tbk PT                                    4,082,500  108,561
    Pabrik Kertas Tjiwi Kimia Tbk PT                          156,500   21,630
    Pakuwon Jati Tbk PT                                     2,408,000   73,439
*   Panin Financial Tbk PT                                  4,108,500   93,332
    Pembangunan Perumahan Persero Tbk PT                      475,000   76,150
    Perusahaan Gas Negara Persero Tbk PT                      192,500   88,907
    Perusahaan Perkebunan London Sumatra Indonesia Tbk PT     647,500  137,581
*   Polychem Indonesia Tbk PT                                 324,500    5,629
    Ramayana Lestari Sentosa Tbk PT                           834,824   92,559
    Resource Alam Indonesia Tbk PT                             57,000    8,567
    Sampoerna Agro PT                                         136,000   28,831
    Semen Indonesia Persero Tbk PT                            133,500  172,107
*   Sentul City Tbk PT                                      5,742,000   85,776
*   Sugih Energy Tbk PT                                     1,174,500   45,971
    Summarecon Agung Tbk PT                                 3,131,000  301,787
    Surya Citra Media Tbk PT                                  205,000   55,916
    Surya Semesta Internusa Tbk PT                            683,700   49,333
    Tambang Batubara Bukit Asam Persero Tbk PT                190,400  163,004

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                        SHARES     VALUE++
                                                       --------- -----------
INDONESIA -- (Continued)
    Telekomunikasi Indonesia Persero Tbk PT               35,000 $     6,879
    Telekomunikasi Indonesia Persero Tbk PT Sponsored
      ADR                                                  3,700     146,890
    Tiga Pilar Sejahtera Food Tbk                        669,000     127,641
    Timah Persero Tbk PT                                 563,056      73,245
    Total Bangun Persada Tbk PT                          289,500      23,287
*   Tower Bersama Infrastructure Tbk PT                  102,500      57,738
*   Trada Maritime Tbk PT                                441,000      70,240
*   Truba Alam Manunggal Engineering PT                2,841,000       1,229
    Tunas Baru Lampung Tbk PT                            326,500      14,433
    Tunas Ridean Tbk PT                                  537,500      31,406
    Unilever Indonesia Tbk PT                             34,000      86,379
    United Tractors Tbk PT                               188,924     355,201
    Vale Indonesia Tbk PT                                589,000     181,428
*   Visi Media Asia Tbk PT                               176,200       4,327
    Wijaya Karya Persero Tbk PT                          754,500     148,343
    XL Axiata Tbk PT                                     363,500     163,045
                                                                 -----------
TOTAL INDONESIA                                                   11,650,164
                                                                 -----------
IRELAND -- (0.4%)
*   Anglo Irish Bank Corp. P.L.C.                        114,377          --
*   Bank of Ireland                                    2,450,883     956,951
*   Bank of Ireland Sponsored ADR                          1,400      24,108
    C&C Group P.L.C.                                      80,495     478,923
    CRH P.L.C.                                            32,264     939,320
    CRH P.L.C. Sponsored ADR                              54,717   1,602,114
    Dragon Oil P.L.C.                                     53,618     570,476
    FBD Holdings P.L.C.                                    5,858     141,343
    Glanbia P.L.C.                                        16,089     240,282
    IFG Group P.L.C.                                      10,052      23,882
    Irish Continental Group P.L.C.                           408      16,368
*   Kenmare Resources P.L.C.                              77,286      15,899
    Kerry Group P.L.C. Class A                            14,315   1,129,778
    Kingspan Group P.L.C.                                 35,309     665,407
    Paddy Power P.L.C.                                     5,036     388,561
    Smurfit Kappa Group P.L.C.                            35,058     781,011
                                                                 -----------
TOTAL IRELAND                                                      7,974,423
                                                                 -----------
ISRAEL -- (0.5%)
*   Africa Israel Investments, Ltd.                       44,725      98,224
*   Africa Israel Properties, Ltd.                         1,443      25,706
*   Airport City, Ltd.                                     4,721      48,252
*   AL-ROV Israel, Ltd.                                    1,214      51,325
*   Allot Communications, Ltd.                               931      12,062
    Amot Investments, Ltd.                                 7,009      22,972
*   AudioCodes, Ltd.                                       7,800      42,648
*   Azorim-Investment Development & Construction Co.,
      Ltd.                                                10,744      10,585
    Azrieli Group                                          9,944     336,614
    Bank Hapoalim BM                                     182,988   1,033,698
*   Bank Leumi Le-Israel BM                              207,956     813,684
    Bayside Land Corp.                                       119      31,833
    Bezeq The Israeli Telecommunication Corp., Ltd.      108,109     195,918
    Big Shopping Centers 2004, Ltd.                            8         340

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
ISRAEL -- (Continued)
    Blue Square Real Estate, Ltd.                               229 $  9,191
    Cellcom Israel, Ltd.                                      4,883   61,916
*   Ceragon Networks, Ltd.                                    2,962    7,873
*   Clal Biotechnology Industries, Ltd.                       9,977   29,333
    Clal Insurance Enterprises Holdings, Ltd.                 5,758  112,542
*   Compugen, Ltd.                                            1,128   10,378
    Delek Automotive Systems, Ltd.                            7,070   71,541
    Delek Group, Ltd.                                           760  308,021
    Delta-Galil Industries, Ltd.                              1,916   58,724
    Direct Insurance Financial Investments, Ltd.              1,475    8,998
    Elbit Systems, Ltd.(M3760D101)                              900   53,289
    Elbit Systems, Ltd.(6308913)                              2,679  158,143
    Electra, Ltd.                                               470   68,004
*   Elron Electronic Industries, Ltd.                         1,546   15,200
*   Equital, Ltd.                                               537    8,982
*   Evogene, Ltd.                                               952   16,743
*   EZchip Semiconductor, Ltd.(M4146Y108)                     1,887   45,194
*   EZchip Semiconductor, Ltd.(6554998)                         586   14,046
    First International Bank Of Israel, Ltd.                  8,214  132,487
    Formula Systems 1985, Ltd.                                2,025   61,338
    Fox Wizel, Ltd.                                             752   20,695
    Frutarom Industries, Ltd.                                 8,502  204,164
*   Hadera Paper, Ltd.                                          279   13,932
    Harel Insurance Investments & Financial Services, Ltd.   36,266  207,015
    Industrial Buildings Corp.                                4,213    8,827
    Israel Chemicals, Ltd.                                   15,114  134,141
*   Israel Discount Bank, Ltd. Class A                      205,024  366,572
    Ituran Location and Control, Ltd.                         3,383   81,613
*   Jerusalem Oil Exploration                                 3,161  136,167
*   Kamada, Ltd.                                              1,185   17,212
    Matrix IT, Ltd.                                          12,338   76,020
*   Mazor Robotics, Ltd.                                      3,869   35,132
    Meitav DS Investments, Ltd.                               1,297    4,653
    Melisron, Ltd.                                            3,598   95,899
    Menorah Mivtachim Holdings, Ltd.                          6,823   81,959
    Migdal Insurance & Financial Holding, Ltd.               83,970  137,545
    Mivtach Shamir Holdings, Ltd.                             1,032   34,043
    Mizrahi Tefahot Bank, Ltd.                               35,717  477,460
*   Naphtha Israel Petroleum Corp., Ltd.                      3,530   26,452
    Neto ME Holdings, Ltd.                                      124    6,925
    NICE Systems, Ltd. Sponsored ADR                          6,583  284,386
*   Nitsba Holdings 1995, Ltd.                                4,222   64,773
*   Nova Measuring Instruments, Ltd.                          2,874   29,632
*   Oil Refineries, Ltd.                                    234,905   65,471
    Ormat Industries                                         19,684  146,719
    Osem Investments, Ltd.                                    3,812   90,529
*   Partner Communications Co., Ltd.                          9,556   85,568
*   Partner Communications Co., Ltd. ADR                      1,600   14,208
    Paz Oil Co., Ltd.                                           770  120,312
    Phoenix Holdings, Ltd. (The)                             20,145   74,854
    Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.        948   49,098
    Shikun & Binui, Ltd.                                     33,554   87,401

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
ISRAEL -- (Continued)
    Shufersal, Ltd.                                           7,747 $    28,951
    Strauss Group, Ltd.                                       4,340      78,549
    Teva Pharmaceutical Industries, Ltd. Sponsored ADR       56,754   2,773,000
*   Tower Semiconductor, Ltd.                                 4,323      33,638
*   Union Bank of Israel                                      4,714      22,091
                                                                    -----------
TOTAL ISRAEL                                                         10,191,410
                                                                    -----------
ITALY -- (2.1%)
    A2A SpA                                                 209,722     256,637
    ACEA SpA                                                  8,786     126,083
    Aeroporto di Venezia Marco Polo SpA - SAVE                1,232      23,302
    Alerion Cleanpower SpA                                    2,885      14,856
    Amplifon SpA                                             20,340     132,828
    Ansaldo STS SpA                                           5,955      66,201
*   Arnoldo Mondadori Editore SpA                            30,438      56,319
    Ascopiave SpA                                             6,261      20,080
    Assicurazioni Generali SpA                               79,557   1,860,145
    Astaldi SpA                                              13,995     151,663
    Atlantia SpA                                             19,495     507,812
*   Autogrill SpA                                            22,109     212,230
    Azimut Holding SpA                                       17,346     541,503
#*  Banca Carige SpA                                        218,484     161,503
    Banca Generali SpA                                        9,862     310,429
    Banca IFIS SpA                                            1,654      35,714
#*  Banca Monte dei Paschi di Siena SpA                   1,285,743     429,722
*   Banca Popolare dell'Emilia Romagna SC                    93,045   1,072,522
#*  Banca Popolare di Milano SCRL                           735,065     743,373
    Banca Popolare di Sondrio SCRL                           66,240     475,725
    Banca Profilo SpA                                        61,003      36,034
    Banco di Desio e della Brianza SpA                       12,951      58,709
*   Banco Popolare SC                                        88,037   1,819,407
*   BasicNet SpA                                              9,483      31,607
*   Biesse SpA                                                3,608      32,330
    Brembo SpA                                                7,759     286,765
*   Brioschi Sviluppo Immobiliare SpA                       129,433      21,262
    Buzzi Unicem SpA                                         17,976     318,900
    Cementir Holding SpA                                     16,325     155,540
*   CIR-Compagnie Industriali Riunite SpA                    95,822     147,746
    CNH Industrial NV                                        25,864     302,122
    Credito Bergamasco SpA                                    1,348      38,538
    Credito Emiliano SpA                                     19,642     201,354
#*  Credito Valtellinese SCRL                               124,706     297,718
    Danieli & C Officine Meccaniche SpA                       4,275     153,537
    Datalogic SpA                                             2,581      34,270
    Davide Campari-Milano SpA                                36,106     313,856
    De'Longhi SpA                                             5,495     119,434
    DiaSorin SpA                                              2,217      91,478
    Ei Towers SpA                                             2,096     119,249
    Enel Green Power SpA                                    144,312     413,021
    Enel SpA                                                131,937     747,282
    Engineering SpA                                           1,316      91,712
    Eni SpA                                                 102,058   2,643,232

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
ITALY -- (Continued)
    Eni SpA Sponsored ADR                                     35,048 $1,809,879
    ERG SpA                                                   16,108    278,195
    Esprinet SpA                                               6,596     72,115
*   Eurotech SpA                                              11,463     38,761
*   Falck Renewables SpA                                      39,924     76,204
*   Fiat SpA                                                 177,559  2,143,622
*   Finmeccanica SpA                                         105,670    977,916
    FNM SpA                                                   37,047     33,889
    Geox SpA                                                  12,742     55,455
*   Gruppo Editoriale L'Espresso SpA                          43,562    100,581
    Gtech Spa                                                 13,722    402,770
    Hera SpA                                                  95,251    280,691
*   IMMSI SpA                                                 36,255     38,705
    Indesit Co. SpA                                           11,542    164,828
    Industria Macchine Automatiche SpA                         1,478     72,681
*   Intek Group SpA                                          131,121     84,899
    Interpump Group SpA                                       17,064    241,932
    Intesa Sanpaolo SpA                                      823,245  2,817,168
    Intesa Sanpaolo SpA Sponsored ADR                            200      4,085
    Iren SpA                                                 108,074    183,643
    Italcementi SpA                                           21,848    265,434
*   Italmobiliare SpA                                          1,963     89,248
*   Juventus Football Club SpA                               149,340     51,023
    La Doria SpA                                               3,099     26,424
*   Landi Renzo SpA                                            9,013     17,218
    Luxottica Group SpA                                        1,046     59,995
    Luxottica Group SpA Sponsored ADR                          2,300    131,652
*   Maire Tecnimont SpA                                       12,128     44,238
    MARR SpA                                                   4,985     96,548
*   Mediaset SpA                                             170,153    941,655
*   Mediobanca SpA                                           118,910  1,319,790
    Mediolanum SpA                                            29,726    267,552
    Nice SpA                                                   1,842      8,159
    Parmalat SpA                                             139,282    483,896
    Piaggio & C SpA                                           25,772    106,631
*   Pininfarina SpA                                            1,514      8,948
    Pirelli & C. SpA                                          31,874    536,635
#*  Prelios SpA                                               16,550     14,680
    Prysmian SpA                                              18,624    485,057
*   RCS MediaGroup SpA                                         1,319      3,032
    Recordati SpA                                             15,638    273,746
    Reply SpA                                                    882     79,699
#*  Retelit SpA                                                5,709      5,537
    Sabaf SpA                                                  1,349     28,923
*   Safilo Group SpA                                           8,987    205,235
    Saipem SpA                                                14,589    391,320
    Salini Impregilo SpA                                       3,360     21,464
#*  Saras SpA                                                 48,658     84,424
*   Snai SpA                                                   8,960     27,378
    Snam SpA                                                  78,601    472,781
    Societa Cattolica di Assicurazioni SCRL                    9,954    246,191
    Societa Iniziative Autostradali e Servizi SpA             15,025    178,670

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
ITALY -- (Continued)
*   Sogefi SpA                                               11,540 $    73,344
    SOL SpA                                                  11,034      92,414
*   Sorin SpA                                                55,777     170,252
*   Telecom Italia Media SpA                                 35,176       6,425
*   Telecom Italia SpA                                    1,063,500   1,366,627
    Telecom Italia SpA Sponsored ADR                         48,868     627,465
#   Tenaris SA ADR                                            8,006     352,664
    Terna Rete Elettrica Nazionale SpA                      152,247     824,826
*   Tiscali SpA                                             208,539      21,349
#   Tod's SpA                                                   719     100,755
    Trevi Finanziaria Industriale SpA                        12,943     149,272
    UniCredit SpA                                           315,538   2,827,108
    Unione di Banche Italiane SCPA                          217,272   2,073,968
    Unipol Gruppo Finanziario SpA                            59,905     433,947
*   UnipolSai SpA                                           122,904     452,234
    Vittoria Assicurazioni SpA                                8,898     130,725
*   World Duty Free SpA                                      12,573     168,911
*   Yoox SpA                                                  5,058     181,631
    Zignago Vetro SpA                                         3,258      26,826
                                                                    -----------
TOTAL ITALY                                                          42,605,695
                                                                    -----------
JAPAN -- (14.4%)
    77 Bank, Ltd. (The)                                     102,000     460,482
    A&D Co., Ltd.                                             5,400      23,063
    ABC-Mart, Inc.                                            3,400     152,682
    Accordia Golf Co., Ltd.                                  26,100     334,817
    Achilles Corp.                                           43,000      56,964
    Adastria Holdings Co., Ltd.                               4,040      87,919
    ADEKA Corp.                                              25,200     276,874
    Aderans Co., Ltd.                                         7,900     112,385
    Advan Co., Ltd.                                           3,500      37,149
    Advantest Corp.                                           7,800      85,985
    Advantest Corp. ADR                                       3,900      42,978
    Aeon Co., Ltd.                                          108,800   1,256,599
    Aeon Delight Co., Ltd.                                    4,900     108,086
    Aeon Fantasy Co., Ltd.                                    3,700      45,915
    Aeon Mall Co., Ltd.                                       1,980      47,207
    Agrex, Inc.                                                 600       6,170
    Ahresty Corp.                                             5,200      44,264
    Ai Holdings Corp.                                         8,200     130,818
    Aica Kogyo Co., Ltd.                                      9,000     188,211
    Aichi Bank, Ltd. (The)                                    2,400     117,079
    Aichi Corp.                                               8,300      35,348
    Aichi Steel Corp.                                        33,000     121,699
    Aichi Tokei Denki Co., Ltd.                               7,000      19,595
    Aida Engineering, Ltd.                                   17,000     162,278
    Ain Pharmaciez, Inc.                                      2,100      92,347
    Aiphone Co., Ltd.                                         2,500      40,870
    Air Water, Inc.                                          30,000     420,940
    Airport Facilities Co., Ltd.                             10,300      71,342
    Aisan Industry Co., Ltd.                                 10,600      84,344
    Aisin Seiki Co., Ltd.                                    24,100     851,679

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                               SHARES  VALUE++
                                                               ------- --------
JAPAN -- (Continued)
    Aizawa Securities Co., Ltd.                                  8,700 $ 48,075
    Ajinomoto Co., Inc.                                         66,000  971,377
    Akebono Brake Industry Co., Ltd.                            16,100   81,898
    Akita Bank, Ltd. (The)                                      47,000  130,715
    Alconix Corp.                                                2,100   42,238
    Alfresa Holdings Corp.                                       6,300  392,218
    Allied Telesis Holdings K.K.                                38,200   30,753
    Alpen Co., Ltd.                                              4,500   82,907
    Alpha Systems, Inc.                                          1,080   15,780
    Alpine Electronics, Inc.                                    15,000  178,837
    Alps Electric Co., Ltd.                                     45,300  512,228
    Alps Logistics Co., Ltd.                                     2,200   22,720
    Altech Corp.                                                   300    2,915
    Amada Co., Ltd.                                             87,000  629,201
    Amano Corp.                                                 18,800  181,021
    Amiyaki Tei Co., Ltd.                                        1,300   36,521
    ANA Holdings, Inc.                                          51,000  111,371
    Anest Iwata Corp.                                            5,000   30,238
    Anritsu Corp.                                               21,900  245,249
    AOI Electronic Co., Ltd.                                       400    7,799
    AOKI Holdings, Inc.                                          8,700  118,539
    Aomori Bank, Ltd. (The)                                     51,000  140,269
    Aoyama Trading Co., Ltd.                                    14,700  364,779
    Aozora Bank, Ltd.                                           85,000  252,858
    Arakawa Chemical Industries, Ltd.                            3,900   32,848
    Arata Corp.                                                  3,000    9,593
    Arcland Sakamoto Co., Ltd.                                   5,400  106,920
    Arcs Co., Ltd.                                               7,500  150,465
    Argo Graphics, Inc.                                            700   11,067
    Ariake Japan Co., Ltd.                                       3,200   77,295
    Arisawa Manufacturing Co., Ltd.                              7,400   34,599
*   Arrk Corp.                                                  13,300   30,646
    Artnature, Inc.                                              2,100   60,063
    As One Corp.                                                 4,200  110,344
    Asahi Co., Ltd.                                              3,800   50,554
    Asahi Diamond Industrial Co., Ltd.                          14,400  194,880
    Asahi Glass Co., Ltd.                                      155,000  878,754
    Asahi Group Holdings, Ltd.                                  12,200  337,120
    Asahi Holdings, Inc.                                         5,700   90,014
    Asahi Intecc Co., Ltd.                                       2,100   76,859
    Asahi Kasei Corp.                                          139,000  945,033
    Asahi Kogyosha Co., Ltd.                                     6,000   21,927
    Asahi Organic Chemicals Industry Co., Ltd.                  15,000   32,590
*   Asanuma Corp.                                                9,000   12,083
    Asatsu-DK, Inc.                                              8,900  201,331
    Asax Co., Ltd.                                                 100    1,167
*   Ashimori Industry Co., Ltd.                                  8,000    9,694
    Asics Corp.                                                  5,000   97,317
    ASKA Pharmaceutical Co., Ltd.                                6,000   53,682
    ASKUL Corp.                                                  2,300   57,394
    Astellas Pharma, Inc.                                       28,000  312,186
    Asunaro Aoki Construction Co., Ltd.                          2,000   11,478

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
JAPAN -- (Continued)
    Atom Corp.                                                 3,700 $   18,834
    Autobacs Seven Co., Ltd.                                  15,900    245,991
    Avex Group Holdings, Inc.                                 10,900    201,888
    Awa Bank, Ltd. (The)                                      58,000    310,581
    Axell Corp.                                                2,500     38,824
    Axial Retailing, Inc.                                      2,200     34,071
    Azbil Corp.                                               12,500    283,659
    Bando Chemical Industries, Ltd.                           25,000     96,194
    Bank of Iwate, Ltd. (The)                                  4,000    177,646
    Bank of Kyoto, Ltd. (The)                                 61,000    497,031
    Bank of Nagoya, Ltd. (The)                                48,000    180,372
    Bank of Okinawa, Ltd. (The)                                5,500    230,602
    Bank of Saga, Ltd. (The)                                  33,000     68,856
    Bank of the Ryukyus, Ltd.                                 10,100    133,694
    Bank of Yokohama, Ltd. (The)                             176,000    884,593
    Belc Co., Ltd.                                             3,600     71,139
    Belluna Co., Ltd.                                         11,900     57,768
    Benefit One, Inc.                                          1,600     13,964
    Benesse Holdings, Inc.                                     3,200    121,754
    Best Bridal, Inc.                                          2,000     11,904
    Best Denki Co., Ltd.                                      13,000     17,687
    Bic Camera, Inc.                                          19,700    143,688
    Biofermin Pharmaceutical Co., Ltd.                           600     15,351
#   Bit-isle, Inc.                                             5,500     35,845
    BML, Inc.                                                  3,600    137,527
    Bookoff Corp.                                              3,500     29,084
    Bridgestone Corp.                                         26,600    952,426
    Brother Industries, Ltd.                                  45,100    630,835
    Bunka Shutter Co., Ltd.                                   20,000    116,726
    C Uyemura & Co., Ltd.                                        600     27,761
    Calbee, Inc.                                               7,900    193,738
    Calsonic Kansei Corp.                                     44,000    216,750
    Can Do Co., Ltd.                                           1,100     16,882
    Canon Electronics, Inc.                                    5,300     89,580
    Canon Marketing Japan, Inc.                               14,100    227,089
    Canon, Inc.                                               39,900  1,250,265
    Canon, Inc. Sponsored ADR                                  9,399    294,001
    Capcom Co., Ltd.                                           8,000    139,338
    Carlit Holdings Co., Ltd.                                    700      3,219
    Casio Computer Co., Ltd.                                  41,200    470,143
    Cawachi, Ltd.                                              5,200     94,809
    Central Glass Co., Ltd.                                   64,000    209,876
    Central Japan Railway Co.                                  2,700    331,630
    Central Sports Co., Ltd.                                     400      6,019
    Century Tokyo Leasing Corp.                               11,500    332,807
    Chiba Bank, Ltd. (The)                                   113,000    718,274
*   Chiba Kogyo Bank, Ltd. (The)                              13,800     89,648
    Chino Corp.                                                5,000     10,586
    Chiyoda Co., Ltd.                                          7,200    170,945
    Chiyoda Integre Co., Ltd.                                  3,700     51,018
    Chori Co., Ltd.                                            3,500     38,638
*   Chubu Electric Power Co., Inc.                            28,000    318,936

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                               SHARES  VALUE++
                                                               ------- --------
JAPAN -- (Continued)
    Chubu Shiryo Co., Ltd.                                       6,000 $ 34,737
    Chuetsu Pulp & Paper Co., Ltd.                              20,000   37,656
    Chugai Pharmaceutical Co., Ltd.                              2,800   70,669
    Chugai Ro Co., Ltd.                                         14,000   30,111
    Chugoku Bank, Ltd. (The)                                    40,300  534,231
    Chugoku Electric Power Co., Inc. (The)                      15,000  196,544
    Chugoku Marine Paints, Ltd.                                 16,000  102,066
    Chukyo Bank, Ltd. (The)                                     26,000   44,266
    Chuo Denki Kogyo Co., Ltd.                                   5,100   16,268
    Chuo Spring Co., Ltd.                                        4,000   12,093
    Citizen Holdings Co., Ltd.                                  67,700  497,183
    CKD Corp.                                                   19,600  178,549
*   Clarion Co., Ltd.                                           73,000  137,352
    Cleanup Corp.                                                5,500   50,114
    CMIC Holdings Co., Ltd.                                      3,700   59,245
*   CMK Corp.                                                   11,500   28,632
    Coca-Cola East Japan Co., Ltd.                               9,418  212,249
    Coca-Cola West Co., Ltd.                                    17,000  295,870
    Cocokara fine, Inc.                                          4,300  121,914
    Colowide Co., Ltd.                                           6,800   68,228
    Computer Engineering & Consulting, Ltd.                      6,400   37,803
    COMSYS Holdings Corp.                                       23,600  386,899
    CONEXIO Corp.                                                  900    6,944
#*  COOKPAD, Inc.                                                1,100   22,041
    Corona Corp.                                                 2,600   26,270
    Cosel Co., Ltd.                                              5,000   57,001
    Cosmo Oil Co., Ltd.                                        178,000  332,988
*   Cosmos Initia Co., Ltd.                                      2,200   10,852
    Cosmos Pharmaceutical Corp.                                    900   96,268
    CREATE SD HOLDINGS Co., Ltd.                                 1,600   52,819
    Credit Saison Co., Ltd.                                     23,000  489,974
    CROOZ, Inc.                                                  1,200   48,194
    CTI Engineering Co., Ltd.                                      500    5,323
*   DA Consortium, Inc.                                          2,600   10,469
    Dai Nippon Printing Co., Ltd.                               88,000  792,647
    Dai Nippon Toryo Co., Ltd.                                  43,000   63,990
    Dai-Dan Co., Ltd.                                            9,000   47,573
    Dai-ichi Life Insurance Co., Ltd. (The)                     66,500  921,473
    Dai-ichi Seiko Co., Ltd.                                     3,500   44,497
    Daibiru Corp.                                               15,600  155,673
    Daicel Corp.                                                70,000  586,235
    Daido Kogyo Co., Ltd.                                       11,553   34,726
    Daido Metal Co., Ltd.                                       14,000  148,772
    Daido Steel Co., Ltd.                                       68,000  332,478
    Daidoh, Ltd.                                                 4,000   24,415
*   Daiei, Inc. (The)                                           43,500  122,112
    Daifuku Co., Ltd.                                           21,000  242,122
    Daihatsu Diesel Manufacturing Co., Ltd.                      3,000   19,728
    Daihatsu Motor Co., Ltd.                                    30,800  510,168
    Daihen Corp.                                                31,000  117,485
    Daiho Corp.                                                  8,000   31,199
*   Daiichi Chuo K.K.                                           24,000   21,872

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
JAPAN -- (Continued)
    Daiichi Jitsugyo Co., Ltd.                                12,000 $   50,517
    Daiichi Sankyo Co., Ltd.                                  37,100    622,326
    Daiichikosho Co., Ltd.                                     5,100    146,960
    Daiken Corp.                                              20,000     48,924
    Daiki Aluminium Industry Co., Ltd.                        10,000     23,498
    Daikin Industries, Ltd.                                    7,000    404,909
    Daikoku Denki Co., Ltd.                                    2,100     37,535
    Daikokutenbussan Co., Ltd.                                 1,800     46,735
    Daikyo, Inc.                                              81,000    157,923
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd.   18,000     76,074
    Dainippon Sumitomo Pharma Co., Ltd.                       11,200    169,857
    Daio Paper Corp.                                          30,000    314,734
    Daisan Bank, Ltd. (The)                                   34,000     56,933
    Daiseki Co., Ltd.                                          9,100    144,985
    Daishi Bank, Ltd. (The)                                   94,000    339,500
    Daishinku Corp.                                           13,000     50,334
    Daiso Co., Ltd.                                           15,000     49,785
    Daisyo Corp.                                               2,500     29,407
    Daito Bank, Ltd. (The)                                    19,000     20,239
    Daito Pharmaceutical Co., Ltd.                             1,100     15,986
    Daito Trust Construction Co., Ltd.                         4,200    427,395
    Daiwa House Industry Co., Ltd.                            46,000    777,203
    Daiwa Securities Group, Inc.                             212,000  1,589,669
    Daiwabo Holdings Co., Ltd.                                55,000     94,704
    DC Co., Ltd.                                               3,800     20,028
    DCM Holdings Co., Ltd.                                    22,000    148,836
#   Dena Co., Ltd.                                             7,300    123,374
    Denki Kagaku Kogyo K.K.                                  150,000    497,480
    Denso Corp.                                               16,200    737,955
    Dentsu, Inc.                                              12,200    500,355
    Denyo Co., Ltd.                                            5,400     80,472
    Descente, Ltd.                                            11,000     83,375
    DIC Corp.                                                168,000    445,843
    Disco Corp.                                                2,700    164,078
    DKS Co., Ltd.                                              6,000     18,211
    DMG Mori Seiki Co., Ltd.                                  21,000    261,975
    Don Quijote Holdings Co., Ltd.                             3,200    168,775
    Doshisha Co., Ltd.                                         6,000     89,961
    Doutor Nichires Holdings Co., Ltd.                         6,300    112,917
    Dowa Holdings Co., Ltd.                                   41,000    343,735
    Dr Ci:Labo Co., Ltd.                                       2,300     73,618
    DTS Corp.                                                  4,500     74,622
    Dunlop Sports Co., Ltd.                                    3,300     40,200
    Duskin Co., Ltd.                                          11,700    216,278
#   Dwango Co., Ltd.                                           4,400    122,745
    Eagle Industry Co., Ltd.                                   6,000     94,967
    East Japan Railway Co.                                     6,700    488,867
    Ebara Corp.                                               83,000    493,697
    Ebara Jitsugyo Co., Ltd.                                     200      2,788
    EDION Corp.                                               26,100    152,096
    Ehime Bank, Ltd. (The)                                    33,000     72,302
    Eidai Co., Ltd.                                            7,000     37,850

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
JAPAN -- (Continued)
    Eighteenth Bank, Ltd. (The)                               44,000 $   98,282
    Eiken Chemical Co., Ltd.                                   6,200    100,513
    Eisai Co., Ltd.                                            4,200    162,200
    Eizo Corp.                                                 5,800    157,253
    Elecom Co., Ltd.                                           3,700     66,826
    Electric Power Development Co., Ltd.                       4,600    121,984
    Elematec Corp.                                             1,652     28,235
    Emori Group Holdings Co., Ltd.                             2,500     37,245
    en-japan, Inc.                                             2,800     49,353
    Endo Lighting Corp.                                        3,500     55,635
    Enplas Corp.                                               3,500    201,103
*   Enshu, Ltd.                                                3,000      3,762
    EPS Corp.                                                  3,600     34,395
    Excel Co., Ltd.                                            1,900     20,121
    Exedy Corp.                                                9,700    259,521
    Ezaki Glico Co., Ltd.                                     19,000    250,237
    F-Tech, Inc.                                               1,300     15,361
    F@N Communications, Inc.                                   2,900     48,790
    Faith, Inc.                                                  760      7,480
    FALCO SD HOLDINGS Co., Ltd.                                  500      5,659
    FamilyMart Co., Ltd.                                       4,200    174,406
    Fancl Corp.                                               11,500    127,536
    FANUC Corp.                                                2,000    360,872
    Fast Retailing Co., Ltd.                                   1,300    403,961
    FCC Co., Ltd.                                              9,100    155,552
#*  FDK Corp.                                                 21,000     24,522
    Felissimo Corp.                                              600      5,904
    Ferrotec Corp.                                            13,000     70,114
    FIDEA Holdings Co., Ltd.                                  25,800     48,235
    Fields Corp.                                               3,000     40,319
    Financial Products Group Co., Ltd.                         1,600     15,491
    Foster Electric Co., Ltd.                                  5,300     64,197
    FP Corp.                                                   6,100    189,717
    France Bed Holdings Co., Ltd.                             27,000     48,655
    Fudo Tetra Corp.                                          19,500     43,549
    Fuji Co., Ltd.                                             3,500     66,246
    Fuji Corp., Ltd.                                           4,000     23,468
    Fuji Electric Co., Ltd.                                  120,000    544,593
    Fuji Electronics Co., Ltd.                                 1,500     17,893
    Fuji Furukawa Engineering & Construction Co., Ltd.         1,000      2,510
    Fuji Heavy Industries, Ltd.                               72,200  1,898,475
    Fuji Kiko Co., Ltd.                                        4,000     15,750
    Fuji Kyuko Co., Ltd.                                       9,000     90,085
    Fuji Media Holdings, Inc.                                  9,400    158,367
    Fuji Oil Co., Ltd.(6356848)                               16,300    220,226
    Fuji Oil Co., Ltd.(6581361)                               10,500     32,524
    Fuji Pharma Co., Ltd.                                      1,300     25,346
    Fuji Seal International, Inc.                              7,000    227,752
    Fuji Soft, Inc.                                            5,200    108,776
    Fujibo Holdings, Inc.                                     23,000     52,948
    Fujicco Co., Ltd.                                          6,000     70,138
    FUJIFILM Holdings Corp.                                   36,800    950,620

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
JAPAN -- (Continued)
    Fujikura Kasei Co., Ltd.                                   5,300 $   28,966
    Fujikura, Ltd.                                            97,000    417,679
    Fujimi, Inc.                                               4,600     53,192
    Fujimori Kogyo Co., Ltd.                                   2,700     75,801
*   Fujisash Co., Ltd.                                        19,900     30,445
    Fujita Kanko, Inc.                                        11,000     36,127
    Fujitec Co., Ltd.                                         16,000    184,487
    Fujitsu Frontech, Ltd.                                     5,600     62,467
    Fujitsu General, Ltd.                                     10,000    115,399
    Fujitsu, Ltd.                                            250,500  1,472,997
    FuKoKu Co., Ltd.                                           1,400     12,732
    Fukuda Corp.                                               3,000     13,931
    Fukui Bank, Ltd. (The)                                    53,000    125,810
    Fukuoka Financial Group, Inc.                            123,400    503,966
    Fukushima Bank, Ltd. (The)                                51,000     41,931
    Fukushima Industries Corp.                                 2,700     38,393
#   Fukuyama Transporting Co., Ltd.                           39,000    228,235
    Funai Consulting, Inc.                                     3,700     28,854
    Furukawa Battery Co., Ltd. (The)                           3,000     20,638
    Furukawa Co., Ltd.                                        73,000    132,414
    Furukawa Electric Co., Ltd.                              176,000    396,257
    Furuno Electric Co., Ltd.                                  5,900     39,812
    Furusato Industries, Ltd.                                  1,500     15,269
    Furuya Metal Co., Ltd.                                       100      2,592
    Fuso Pharmaceutical Industries, Ltd.                      14,000     45,021
    Futaba Industrial Co., Ltd.                               16,700     74,812
    Fuyo General Lease Co., Ltd.                               3,100    106,673
    G-Tekt Corp.                                               4,200     47,011
    Gakken Holdings Co., Ltd.                                 21,000     56,938
    GCA Savvian Corp.                                          5,700     44,021
    Gecoss Corp.                                               3,400     31,863
    Geo Holdings Corp.                                        12,700    116,357
    GLOBERIDE, Inc.                                           28,000     35,603
    Glory, Ltd.                                               15,800    408,768
    GMO internet, Inc.                                        16,400    144,888
    GMO Payment Gateway, Inc.                                  1,900     59,558
    Godo Steel, Ltd.                                          32,000     45,059
    Goldcrest Co., Ltd.                                        6,610    138,374
    Goldwin, Inc.                                             13,000     67,126
    Gourmet Kineya Co., Ltd.                                   3,000     21,688
    Gree, Inc.                                                13,300    130,058
    GS Yuasa Corp.                                            63,000    356,491
    GSI Creos Corp.                                           29,000     38,646
    Gulliver International Co., Ltd.                          13,700    112,125
    Gun-Ei Chemical Industry Co., Ltd.                        10,000     36,100
#   GungHo Online Entertainment, Inc.                         15,500     88,172
    Gunma Bank, Ltd. (The)                                    94,000    499,636
    Gunze, Ltd.                                               39,000    106,496
    Gurunavi, Inc.                                             5,600     72,990
    H-One Co., Ltd.                                            3,700     28,668
    H2O Retailing Corp.                                       37,000    279,222
    Hachijuni Bank, Ltd. (The)                                98,000    535,759

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Hagihara Industries, Inc.                                   500 $    6,619
    Hakudo Co., Ltd.                                          2,800     24,468
    Hakuhodo DY Holdings, Inc.                               42,700    331,231
    Hakuto Co., Ltd.                                          5,400     49,854
    Hamakyorex Co., Ltd.                                      2,400     66,474
    Hamamatsu Photonics K.K.                                  5,500    247,818
    Hankyu Hanshin Holdings, Inc.                           137,000    750,838
    Hanwa Co., Ltd.                                          54,000    211,207
    Happinet Corp.                                            5,000     50,759
    Hard Off Corp. Co., Ltd.                                    700      5,405
    Harima Chemicals Group, Inc.                                700      3,012
    Harmonic Drive Systems, Inc.                                800     22,716
    Haseko Corp.                                             34,200    216,580
    Hazama Ando Corp.                                        41,220    181,921
    Heiwa Corp.                                              11,000    183,039
    Heiwa Real Estate Co., Ltd.                              10,500    164,841
    Heiwado Co., Ltd.                                         9,300    131,654
    HI-LEX Corp.                                              1,500     37,090
    Hibiya Engineering, Ltd.                                  4,600     59,318
    Hiday Hidaka Corp.                                        3,456     79,582
    Higashi Nihon House Co., Ltd.                             7,000     33,554
    Higashi-Nippon Bank, Ltd. (The)                          31,000     77,744
    Higo Bank, Ltd. (The)                                    45,000    231,292
    Hikari Tsushin, Inc.                                      4,000    337,207
    Hino Motors, Ltd.                                        13,000    171,264
    Hioki EE Corp.                                            2,200     34,627
    Hiramatsu, Inc.                                             900      5,987
    Hiroshima Bank, Ltd. (The)                              130,000    534,851
    Hisaka Works, Ltd.                                        2,000     17,757
    Hisamitsu Pharmaceutical Co., Inc.                        1,500     62,778
    Hitachi Capital Corp.                                    11,100    273,586
    Hitachi Chemical Co., Ltd.                               17,500    257,454
    Hitachi Construction Machinery Co., Ltd.                 15,500    287,627
    Hitachi High-Technologies Corp.                          12,800    292,814
    Hitachi Koki Co., Ltd.                                   17,900    133,342
    Hitachi Kokusai Electric, Inc.                           10,000    114,316
    Hitachi Metals, Ltd.                                     22,010    298,880
    Hitachi Transport System, Ltd.                           12,600    193,345
    Hitachi Zosen Corp.                                      45,000    220,796
    Hitachi, Ltd.                                           144,000  1,026,567
    Hitachi, Ltd. ADR                                        10,080    717,595
    Hodogaya Chemical Co., Ltd.                               8,000     15,719
    Hogy Medical Co., Ltd.                                    2,700    139,255
#*  Hokkaido Electric Power Co., Inc.                        21,100    129,079
    Hokkaido Gas Co., Ltd.                                    7,000     18,645
    Hokkan Holdings, Ltd.                                    15,000     39,088
    Hokko Chemical Industry Co., Ltd.                         7,000     23,625
    Hokkoku Bank, Ltd. (The)                                 85,000    284,630
    Hokuetsu Bank, Ltd. (The)                                58,000    118,635
    Hokuetsu Kishu Paper Co., Ltd.                           33,000    156,948
    Hokuhoku Financial Group, Inc.                          276,000    532,608
    Hokuriku Electric Industry Co., Ltd.                     15,000     19,954

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Hokuriku Electric Power Co.                              17,800 $  221,054
    Hokuto Corp.                                              5,300    106,469
    Honda Motor Co., Ltd.                                    97,900  3,248,779
    Honda Motor Co., Ltd. Sponsored ADR                      37,467  1,247,651
    Honeys Co., Ltd.                                          2,170     20,316
    Hoosiers Holdings Co., Ltd.                               4,800     26,320
    Horiba, Ltd.                                              8,200    283,444
    Hoshizaki Electric Co., Ltd.                              4,100    165,900
    Hosokawa Micron Corp.                                     5,000     30,180
    House Foods Group, Inc.                                  17,300    287,875
    Howa Machinery, Ltd.                                      4,600     32,662
    Hoya Corp.                                               16,300    482,110
    Hyakugo Bank, Ltd. (The)                                 66,000    255,722
    Hyakujushi Bank, Ltd. (The)                              66,000    221,074
    Ibiden Co., Ltd.                                         28,600    516,233
    IBJ Leasing Co., Ltd.                                     3,700     84,668
    Ichibanya Co., Ltd.                                       1,600     64,729
    Ichigo Group Holdings Co., Ltd.                           6,400     18,978
*   Ichikoh Industries, Ltd.                                  6,000      8,018
    ICHINEN HOLDINGS Co., Ltd.                                1,900     13,985
    Ichiyoshi Securities Co., Ltd.                            5,400     64,409
    Idec Corp.                                                6,400     56,250
    Idemitsu Kosan Co., Ltd.                                 19,500    431,214
    Ihara Chemical Industry Co., Ltd.                        11,000     85,961
    IHI Corp.                                               115,000    458,532
    Iida Group Holdings Co., Ltd.                            20,916    312,139
    Iino Kaiun Kaisha, Ltd.                                  20,100     98,874
*   IJT Technology Holdings Co., Ltd.                         3,000     12,244
    Imasen Electric Industrial                                3,000     37,625
    Imperial Hotel, Ltd.                                      1,100     23,828
    Inaba Denki Sangyo Co., Ltd.                              5,800    178,121
    Inaba Seisakusho Co., Ltd.                                  200      2,524
    Inabata & Co., Ltd.                                      12,900    121,399
    Inageya Co., Ltd.                                         5,200     50,841
    Ines Corp.                                                8,100     53,220
    Infocom Corp.                                             4,900     41,207
    Information Services International-Dentsu, Ltd.           3,600     45,033
    Innotech Corp.                                            2,100      8,918
    Intage Holdings, Inc.                                     3,800     47,547
    Internet Initiative Japan, Inc.                           8,700    201,855
    Inui Warehouse Co., Ltd.                                  1,800     16,535
    Iriso Electronics Co., Ltd.                               1,000     50,333
    Ise Chemical Corp.                                        3,000     20,062
    Iseki & Co., Ltd.                                        56,000    144,719
    Isetan Mitsukoshi Holdings, Ltd.                         50,600    629,670
*   Ishihara Sangyo Kaisha, Ltd.                             73,000     69,442
    Isuzu Motors, Ltd.                                       91,000    528,487
    IT Holdings Corp.                                        22,100    342,594
    Ito En, Ltd.                                              3,400     72,692
    ITOCHU Corp.                                             85,300    956,195
    Itochu Enex Co., Ltd.                                    13,500     75,800
    Itochu Techno-Solutions Corp.                             5,600    234,019

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Itochu-Shokuhin Co., Ltd.                                   900 $   30,312
    Itoham Foods, Inc.                                       44,000    199,419
    Itoki Corp.                                              10,000     75,086
    Iwai Cosmo Holdings, Inc.                                 3,300     32,143
    Iwasaki Electric Co., Ltd.                               16,000     38,691
    Iwatani Corp.                                            62,000    363,834
    Iyo Bank, Ltd. (The)                                     57,543    517,371
    Izumi Co., Ltd.                                           6,200    181,429
    Izumiya Co., Ltd.                                        15,000     71,161
*   Izutsuya Co., Ltd.                                        9,000      6,178
    J Front Retailing Co., Ltd.                              62,000    394,106
    J-Oil Mills, Inc.                                        27,000     72,184
    Jalux, Inc.                                                 800      8,404
    Jamco Corp.                                               2,000     35,798
*   Janome Sewing Machine Co., Ltd.                          51,000     40,938
    Japan Airport Terminal Co., Ltd.                          9,100    209,974
    Japan Aviation Electronics Industry, Ltd.                18,000    306,395
    Japan Cash Machine Co., Ltd.                              4,900     83,580
    Japan Digital Laboratory Co., Ltd.                        4,000     58,279
#   Japan Drilling Co., Ltd.                                  2,000     78,430
    Japan Electronic Materials Corp.                          2,100      8,737
    Japan Exchange Group, Inc.                               10,900    215,666
    Japan Pulp & Paper Co., Ltd.                             19,000     64,718
*   Japan Radio Co., Ltd.                                    23,000     89,540
    Japan Steel Works, Ltd. (The)                            81,000    342,236
    Japan Tobacco, Inc.                                      28,500    936,754
    Japan Transcity Corp.                                    15,000     45,672
    Japan Vilene Co., Ltd.                                   10,000     55,093
    Japan Wool Textile Co., Ltd. (The)                       13,000     96,548
    JBCC Holdings, Inc.                                       2,800     21,244
    JCU Corp.                                                   100      5,766
    Jeol, Ltd.                                               17,000     63,134
    JFE Holdings, Inc.                                       39,632    732,449
    JGC Corp.                                                 5,000    161,907
#   Jin Co., Ltd.                                             3,200     93,291
    JK Holdings Co., Ltd.                                       700      3,625
    JMS Co., Ltd.                                             5,000     14,286
    Joban Kosan Co., Ltd.                                     9,000     12,147
    Joshin Denki Co., Ltd.                                   11,000     89,144
    Jowa Holdings Co., Ltd.                                   2,900    100,757
    Joyo Bank, Ltd. (The)                                    99,000    481,842
    JP-Holdings, Inc.                                         7,700     34,009
    JSP Corp.                                                 6,600     99,107
    JSR Corp.                                                18,500    303,156
    JTEKT Corp.                                              35,700    520,880
*   Juki Corp.                                               31,000     63,759
    Juroku Bank, Ltd. (The)                                  82,000    286,444
*   Justsystems Corp.                                         8,400     55,053
*   JVC Kenwood Corp.                                        28,100     59,401
    JX Holdings, Inc.                                       223,368  1,160,575
*   K&O Energy Group, Inc.                                    3,000     41,642
    K's Holdings Corp.                                       11,780    341,860

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------- --------
JAPAN -- (Continued)
    kabu.com Securities Co., Ltd.                              21,200 $ 94,060
    Kadokawa Corp.                                              7,400  242,979
    Kaga Electronics Co., Ltd.                                  5,000   59,876
    Kagome Co., Ltd.                                           13,000  219,991
    Kagoshima Bank, Ltd. (The)                                 45,000  281,074
    Kajima Corp.                                               86,000  327,445
    Kakaku.com, Inc.                                            8,800  125,546
    Kaken Pharmaceutical Co., Ltd.                             12,000  206,788
    Kakiyasu Honten Co., Ltd.                                   1,200   17,624
    Kameda Seika Co., Ltd.                                      2,500   71,085
    Kamei Corp.                                                 7,000   51,545
    Kamigumi Co., Ltd.                                         56,000  533,809
    Kanagawa Chuo Kotsu Co., Ltd.                               7,000   34,179
    Kanamoto Co., Ltd.                                          8,000  251,310
    Kandenko Co., Ltd.                                         28,000  150,200
    Kaneka Corp.                                               71,000  416,437
    Kanematsu Corp.                                           115,000  176,971
    Kanematsu Electronics, Ltd.                                 1,800   24,038
*   Kansai Electric Power Co., Inc. (The)                      26,000  218,014
    Kansai Paint Co., Ltd.                                     27,000  377,483
    Kansai Urban Banking Corp.                                 60,000   75,254
#*  Kanto Denka Kogyo Co., Ltd.                                12,000   28,718
    Kao Corp.                                                  11,100  417,886
*   Kappa Create Holdings Co., Ltd.                             2,900   27,968
    Kasai Kogyo Co., Ltd.                                       7,000   45,875
    Kasumi Co., Ltd.                                            9,600   67,731
    Katakura Industries Co., Ltd.                               8,100  104,138
    Kato Sangyo Co., Ltd.                                       5,700  118,553
    Kato Works Co., Ltd.                                       15,000   86,515
    KAWADA TECHNOLOGIES, Inc.                                   2,400   71,150
    Kawai Musical Instruments Manufacturing Co., Ltd.          21,000   37,424
    Kawasaki Heavy Industries, Ltd.                           150,000  556,734
    Kawasaki Kisen Kaisha, Ltd.                               245,000  491,947
    Kawasumi Laboratories, Inc.                                 1,000    5,969
    KDDI Corp.                                                 15,900  847,973
    Keihan Electric Railway Co., Ltd.                          77,000  317,427
    Keihanshin Building Co., Ltd.                              12,700   64,411
    Keihin Co., Ltd.                                            5,000    7,163
    Keihin Corp.                                               13,300  193,015
    Keikyu Corp.                                               19,000  157,710
    Keio Corp.                                                 24,000  169,862
    Keisei Electric Railway Co., Ltd.                          26,000  226,278
    Keiyo Bank, Ltd. (The)                                     72,000  316,914
    Keiyo Co., Ltd.                                             6,000   27,659
*   Kenedix, Inc.                                              54,500  188,384
    Kewpie Corp.                                               17,800  256,044
    KEY Coffee, Inc.                                            5,200   80,164
    Keyence Corp.                                                 452  174,364
    Kikkoman Corp.                                             23,000  467,320
    Kimoto Co., Ltd.                                            9,200   28,983
    Kintetsu Corp.                                             66,000  231,942
    Kintetsu World Express, Inc.                                3,500  138,905

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------- --------
JAPAN -- (Continued)
    Kinugawa Rubber Industrial Co., Ltd.                       14,000 $ 58,444
    Kirin Holdings Co., Ltd.                                   68,940  954,820
    Kisoji Co., Ltd.                                            2,100   37,880
    Kita-Nippon Bank, Ltd. (The)                                1,700   44,581
    Kitagawa Iron Works Co., Ltd.                              27,000   43,973
    Kitano Construction Corp.                                  11,000   27,186
    Kito Corp.                                                  2,300   42,172
    Kitz Corp.                                                 25,900  122,302
    Kiyo Bank, Ltd. (The)                                      15,700  184,742
*   KNT-CT Holdings Co., Ltd.                                  29,000   47,713
    Koa Corp.                                                   8,500   81,695
    Koatsu Gas Kogyo Co., Ltd.                                  8,000   41,218
    Kobayashi Pharmaceutical Co., Ltd.                          2,600  157,874
    Kobe Steel, Ltd.                                          489,000  641,891
    Kohnan Shoji Co., Ltd.                                      6,600   66,813
    Kohsoku Corp.                                               2,200   19,417
    Koito Manufacturing Co., Ltd.                              19,000  413,241
*   Kojima Co., Ltd.                                            8,800   28,179
    Kokusai Co., Ltd.                                             800    8,869
    Kokuyo Co., Ltd.                                           23,900  182,766
    KOMAIHALTEC, Inc.                                          12,000   33,574
    Komatsu Seiren Co., Ltd.                                    4,000   20,158
    Komatsu, Ltd.                                              28,400  625,262
    Komeri Co., Ltd.                                            8,300  224,750
    Konaka Co., Ltd.                                            5,400   37,945
    Konami Corp.                                               16,200  369,433
    Konami Corp. ADR                                            1,900   43,035
    Kondotec, Inc.                                              4,500   30,749
    Konica Minolta, Inc.                                       73,500  684,882
    Konishi Co., Ltd.                                           4,800   85,876
    Kose Corp.                                                  7,000  232,658
    Kosei Securities Co., Ltd.                                  9,000   16,763
    Krosaki Harima Corp.                                       10,000   20,890
    KRS Corp.                                                     600    5,939
    Kubota Corp.                                               12,000  154,662
    Kubota Corp. Sponsored ADR                                  4,000  255,920
#*  Kumagai Gumi Co., Ltd.                                     39,000  100,864
    Kumiai Chemical Industry Co., Ltd.                         14,000   95,194
    Kura Corp.                                                  4,200   84,475
    Kurabo Industries, Ltd.                                    63,000  107,312
    Kuraray Co., Ltd.                                          31,900  358,676
    Kureha Corp.                                               39,000  184,427
    Kurimoto, Ltd.                                             31,000   64,667
    Kurita Water Industries, Ltd.                              22,000  463,322
    Kuroda Electric Co., Ltd.                                   9,100  146,201
    Kusuri No Aoki Co., Ltd.                                      900   60,227
    KYB Co., Ltd.                                              48,000  195,529
    Kyocera Corp.                                               5,932  278,981
    Kyocera Corp. Sponsored ADR                                10,644  501,758
    Kyodo Printing Co., Ltd.                                   22,000   59,270
    Kyodo Shiryo Co., Ltd.                                     26,000   27,476
    Kyoei Steel, Ltd.                                           4,000   69,337

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------- --------
JAPAN -- (Continued)
    Kyokuto Kaihatsu Kogyo Co., Ltd.                           11,000 $144,614
#   Kyokuto Securities Co., Ltd.                                6,300   98,812
    Kyokuyo Co., Ltd.                                          24,000   62,031
    KYORIN Holdings, Inc.                                      10,700  206,243
    Kyoritsu Maintenance Co., Ltd.                              3,100  105,878
    Kyosan Electric Manufacturing Co., Ltd.                    12,000   41,505
    Kyoto Kimono Yuzen Co., Ltd.                                1,300   12,873
    Kyowa Exeo Corp.                                           19,600  253,540
    Kyowa Hakko Kirin Co., Ltd.                                33,000  375,795
    Kyudenko Corp.                                             11,000   94,854
*   Kyushu Electric Power Co., Inc.                            19,000  191,702
    Lasertec Corp.                                              8,600   85,566
    Lawson, Inc.                                                3,500  243,080
    LEC, Inc.                                                   1,400   14,332
*   Leopalace21 Corp.                                          71,100  367,707
    Life Corp.                                                  4,600   70,307
    Lintec Corp.                                               12,200  226,849
    Lion Corp.                                                 33,000  180,781
    LIXIL Group Corp.                                          24,100  638,648
    Look, Inc.                                                  8,000   20,775
    M3, Inc.                                                    8,600  117,980
    Macnica, Inc.                                               2,900   85,988
    Maeda Corp.                                                29,000  215,808
    Maeda Kosen Co., Ltd.                                         700   10,423
    Maeda Road Construction Co., Ltd.                          18,000  279,100
    Maezawa Kyuso Industries Co., Ltd.                          2,600   34,086
    Makino Milling Machine Co., Ltd.                           31,000  230,793
    Makita Corp.                                                4,500  239,348
    Makita Corp. Sponsored ADR                                  5,012  267,641
    Mamiya-Op Co., Ltd.                                         8,000   15,509
    Mandom Corp.                                                3,000  105,358
    Mani, Inc.                                                    800   35,787
    Mars Engineering Corp.                                      2,700   50,427
    Marubeni Corp.                                            108,000  721,701
    Marudai Food Co., Ltd.                                     27,000   80,365
*   Maruei Department Store Co., Ltd.                           5,000    6,871
    Maruetsu, Inc. (The)                                        8,000   26,616
*   Maruha Nichiro Corp.                                        8,500  134,690
    Marui Group Co., Ltd.                                      57,400  509,862
    Maruka Machinery Co., Ltd.                                    400    5,212
    Marusan Securities Co., Ltd.                               17,800  124,576
    Maruwa Co., Ltd.                                            3,400  120,636
    Maruyama Manufacturing Co., Inc.                           14,000   29,720
*   Maruzen CHI Holdings Co., Ltd.                              3,700   11,414
    Maruzen Showa Unyu Co., Ltd.                               13,000   40,782
    Marvelous AQL, Inc.                                         3,000   19,986
    Matsuda Sangyo Co., Ltd.                                    5,700   63,353
    Matsui Securities Co., Ltd.                                 8,000   73,653
    Matsumotokiyoshi Holdings Co., Ltd.                         7,100  209,517
    Matsuya Co., Ltd.                                           2,000   18,103
    Matsuya Foods Co., Ltd.                                     3,000   53,897
    Max Co., Ltd.                                               8,000   87,767

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
JAPAN -- (Continued)
    Maxvalu Tokai Co., Ltd.                                    1,600 $   21,029
    Mazda Motor Corp.                                        282,000  1,260,890
    McDonald's Holdings Co. Japan, Ltd.                        1,900     52,570
    MEC Co., Ltd.                                              1,600     13,547
    Medipal Holdings Corp.                                    17,600    247,552
*   Megachips Corp.                                            5,300     62,469
    Megmilk Snow Brand Co., Ltd.                              12,300    163,209
    Meidensha Corp.                                           61,000    252,531
    MEIJI Holdings Co., Ltd.                                   8,887    545,367
    Meiko Network Japan Co., Ltd.                              2,000     21,619
    Meisei Industrial Co., Ltd.                               10,000     47,495
    Meitec Corp.                                               2,700     71,883
    Meito Sangyo Co., Ltd.                                     1,500     15,869
    Meiwa Corp.                                                3,900     15,511
    Meiwa Estate Co., Ltd.                                     2,200      8,688
    Melco Holdings, Inc.                                       2,200     33,454
    Message Co., Ltd.                                          2,200     70,606
    Michinoku Bank, Ltd. (The)                                30,000     63,179
    Micronics Japan Co., Ltd.                                  2,200     60,547
    Mie Bank, Ltd. (The)                                      22,000     47,368
    Milbon Co., Ltd.                                           1,196     39,454
    Mimasu Semiconductor Industry Co., Ltd.                    4,300     39,036
    Minato Bank, Ltd. (The)                                   44,000     74,884
    Minebea Co., Ltd.                                         70,000    567,278
    Ministop Co., Ltd.                                         3,500     53,007
    Miraca Holdings, Inc.                                      7,500    325,105
    Mirait Holdings Corp.                                     15,380    135,283
    Misawa Homes Co., Ltd.                                     9,700    119,058
    MISUMI Group, Inc.                                         6,500    158,172
    Mitani Corp.                                               3,700     83,354
    Mitani Sekisan Co., Ltd.                                   1,200     17,907
    Mito Securities Co., Ltd.                                 13,000     45,414
    Mitsuba Corp.                                             11,100    162,951
    Mitsubishi Chemical Holdings Corp.                       262,500  1,050,532
    Mitsubishi Corp.                                         111,800  2,002,036
    Mitsubishi Electric Corp.                                 62,000    705,984
    Mitsubishi Estate Co., Ltd.                               11,000    249,594
    Mitsubishi Gas Chemical Co., Inc.                         82,000    473,426
    Mitsubishi Heavy Industries, Ltd.                        183,500    966,117
*   Mitsubishi Kakoki Kaisha, Ltd.                            13,000     19,732
    Mitsubishi Logistics Corp.                                34,000    487,797
    Mitsubishi Materials Corp.                               186,000    539,499
    Mitsubishi Motors Corp.                                   37,700    408,604
    Mitsubishi Nichiyu Forklift Co., Ltd.                      7,000     48,777
*   Mitsubishi Paper Mills, Ltd.                              62,000     53,337
    Mitsubishi Pencil Co., Ltd.                                3,400    101,049
    Mitsubishi Research Institute, Inc.                          200      4,245
    Mitsubishi Shokuhin Co., Ltd.                              2,100     47,022
    Mitsubishi Steel Manufacturing Co., Ltd.                  34,000     68,151
    Mitsubishi Tanabe Pharma Corp.                            26,500    363,375
    Mitsubishi UFJ Financial Group, Inc.                     577,500  3,072,008
    Mitsubishi UFJ Financial Group, Inc. ADR                 441,377  2,361,367

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
JAPAN -- (Continued)
    Mitsuboshi Belting Co., Ltd.                              12,000 $   62,694
    Mitsui & Co., Ltd.                                        84,300  1,195,574
    Mitsui & Co., Ltd. Sponsored ADR                           2,651    749,173
    Mitsui Chemicals, Inc.                                   211,000    514,160
    Mitsui Engineering & Shipbuilding Co., Ltd.              197,000    382,225
    Mitsui Fudosan Co., Ltd.                                  35,000  1,036,060
    Mitsui High-Tec, Inc.                                      5,600     35,320
    Mitsui Home Co., Ltd.                                      9,000     41,482
    Mitsui Knowledge Industry Co., Ltd.                       22,100     32,451
    Mitsui Matsushima Co., Ltd.                               36,000     52,182
    Mitsui Mining & Smelting Co., Ltd.                       172,000    426,499
    Mitsui OSK Lines, Ltd.                                   159,000    530,435
    Mitsui Sugar Co., Ltd.                                    31,000    128,625
    Mitsui-Soko Co., Ltd.                                     33,000    130,928
    Mitsuuroko Group Holdings Co., Ltd.                        3,800     20,693
    Miura Co., Ltd.                                            5,600    159,074
    Miyaji Engineering Group, Inc.                            17,000     37,947
    Miyazaki Bank, Ltd. (The)                                 43,000    131,374
    Miyoshi Oil & Fat Co., Ltd.                               18,000     24,159
    Mizuho Financial Group, Inc.                           1,822,055  3,568,690
    Mizuho Financial Group, Inc. ADR                           5,047     19,734
    Mizuno Corp.                                              25,000    136,420
    Mochida Pharmaceutical Co., Ltd.                           2,200    155,018
    Modec, Inc.                                                3,000     66,478
    Monex Group, Inc.                                         48,000    160,920
    Monogatari Corp. (The)                                       200      7,211
    MonotaRO Co., Ltd.                                         6,200    125,103
    MORESCO Corp.                                              1,900     31,327
    Morinaga & Co., Ltd.                                      49,000    108,005
    Morinaga Milk Industry Co., Ltd.                          46,000    171,709
    Morita Holdings Corp.                                      9,000     74,959
    Morozoff, Ltd.                                             6,000     19,015
    Mory Industries, Inc.                                      2,000      7,543
    MOS Food Services, Inc.                                    3,200     63,775
    Moshi Moshi Hotline, Inc.                                  7,700     77,947
    Mr Max Corp.                                               8,300     26,590
    MS&AD Insurance Group Holdings                            39,213    879,632
    MTI, Ltd.                                                  7,100     39,497
    Murata Manufacturing Co., Ltd.                             6,600    550,201
    Musashi Seimitsu Industry Co., Ltd.                        6,800    150,055
    Musashino Bank, Ltd. (The)                                 8,300    265,973
    Mutoh Holdings Co., Ltd.                                   8,000     34,904
    Nabtesco Corp.                                            11,800    254,742
    NAC Co., Ltd.                                              1,900     28,030
    Nachi-Fujikoshi Corp.                                     34,000    210,280
    Nagaileben Co., Ltd.                                       4,800     92,385
    Nagano Bank, Ltd. (The)                                   15,000     26,297
    Nagase & Co., Ltd.                                        30,400    372,494
    Nagatanien Co., Ltd.                                       3,000     28,935
    Nagoya Railroad Co., Ltd.                                 81,000    257,005
    Nakabayashi Co., Ltd.                                      4,000      7,863
    Nakamuraya Co., Ltd.                                       8,917     34,675

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
JAPAN -- (Continued)
    Nakanishi, Inc.                                              400 $   13,703
*   Nakayama Steel Works, Ltd.                                26,000     19,347
    Namco Bandai Holdings, Inc.                               18,800    406,176
    Namura Shipbuilding Co., Ltd.                              1,800     13,554
    Nankai Electric Railway Co., Ltd.                         48,000    186,189
    Nanto Bank, Ltd. (The)                                    69,000    258,983
    Natori Co., Ltd.                                             500      5,407
    NDS Co., Ltd.                                              9,000     25,028
    NEC Capital Solutions, Ltd.                                  800     13,845
    NEC Corp.                                                389,000  1,094,255
    NEC Networks & System Integration Corp.                    5,600    118,307
    NET One Systems Co., Ltd.                                 20,800    169,228
    Neturen Co., Ltd.                                         10,000     68,608
#*  New Japan Chemical Co., Ltd.                               8,500     17,725
    Nexon Co., Ltd.                                           16,100    125,397
    Next Co., Ltd.                                             4,900     42,593
    NGK Insulators, Ltd.                                      26,000    491,685
    NGK Spark Plug Co., Ltd.                                  29,000    663,944
    NHK Spring Co., Ltd.                                      40,500    366,601
    Nice Holdings, Inc.                                       16,000     32,338
    Nichi-iko Pharmaceutical Co., Ltd.                        10,700    165,966
    Nichia Steel Works, Ltd.                                   6,000     15,552
    Nichias Corp.                                             18,000    121,925
    Nichiban Co., Ltd.                                         1,000      3,375
    Nichicon Corp.                                            13,100     97,169
    Nichiden Corp.                                             1,100     26,336
    Nichiha Corp.                                              5,100     58,758
    Nichii Gakkan Co.                                         10,600     93,496
    Nichimo Co., Ltd.                                          7,000     12,478
    Nichirei Corp.                                            66,000    320,494
    Nichireki Co., Ltd.                                        5,000     48,895
    Nidec Copal Electronics Corp.                              3,800     30,106
    Nidec Corp.                                                3,094    174,921
#   Nidec Corp. ADR                                            8,634    121,826
    Nifco, Inc.                                               11,300    315,621
    NIFTY Corp.                                                1,300     18,440
    Nihon Chouzai Co., Ltd.                                      130      3,610
    Nihon Dempa Kogyo Co., Ltd.                                4,400     35,357
    Nihon Eslead Corp.                                         1,000     10,169
    Nihon Kohden Corp.                                         6,200    253,911
    Nihon M&A Center, Inc.                                     5,300    123,910
    Nihon Nohyaku Co., Ltd.                                    9,000    112,146
    Nihon Parkerizing Co., Ltd.                                9,000    196,166
    Nihon Shokuhin Kako Co., Ltd.                              1,000      3,355
    Nihon Trim Co., Ltd.                                         900     31,263
    Nihon Unisys, Ltd.                                        14,000    142,170
    Nihon Yamamura Glass Co., Ltd.                            19,000     31,627
    Nikkiso Co., Ltd.                                          9,000    100,873
    Nikko Co., Ltd.                                            5,000     21,507
    Nikon Corp.                                               35,500    556,585
    Nippo Corp.                                               17,000    259,751
    Nippon Beet Sugar Manufacturing Co., Ltd.                 22,000     41,396

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
JAPAN -- (Continued)
    Nippon Carbide Industries Co., Inc.                       16,000 $   33,277
    Nippon Carbon Co., Ltd.                                   22,000     38,806
*   Nippon Chemi-Con Corp.                                    45,000    143,845
*   Nippon Chemical Industrial Co., Ltd.                      16,000     20,843
    Nippon Chemiphar Co., Ltd.                                 9,000     43,319
    Nippon Chutetsukan K.K.                                    4,000      8,612
    Nippon Coke & Engineering Co., Ltd.                       48,000     55,953
    Nippon Concrete Industries Co., Ltd.                       8,000     32,675
    Nippon Denko Co., Ltd.                                    22,000     61,207
    Nippon Densetsu Kogyo Co., Ltd.                            9,600    142,470
    Nippon Electric Glass Co., Ltd.                          103,000    503,868
    Nippon Express Co., Ltd.                                 114,000    538,914
    Nippon Fine Chemical Co., Ltd.                             1,900     11,663
    Nippon Flour Mills Co., Ltd.                              36,000    200,858
    Nippon Formula Feed Manufacturing Co., Ltd.               15,000     18,212
    Nippon Gas Co., Ltd.                                       7,500    124,217
    Nippon Hume Corp.                                          3,000     21,856
    Nippon Jogesuido Sekkei Co., Ltd.                            800      9,718
    Nippon Kanzai Co., Ltd.                                    2,200     44,594
    Nippon Kayaku Co., Ltd.                                   32,000    380,801
*   Nippon Kinzoku Co., Ltd.                                  14,000     17,682
    Nippon Koei Co., Ltd.                                     18,000     86,242
    Nippon Konpo Unyu Soko Co., Ltd.                          15,700    265,284
*   Nippon Koshuha Steel Co., Ltd.                            20,000     17,848
    Nippon Light Metal Holdings Co., Ltd.                    148,700    209,678
    Nippon Meat Packers, Inc.                                 33,000    571,935
    Nippon Paint Co., Ltd.                                    23,000    355,841
    Nippon Paper Industries Co., Ltd.                         24,600    449,582
    Nippon Parking Development Co., Ltd.                       4,900      5,212
    Nippon Pillar Packing Co., Ltd.                            9,000     64,607
    Nippon Piston Ring Co., Ltd.                              19,000     33,196
    Nippon Road Co., Ltd. (The)                               23,000    117,086
    Nippon Seisen Co., Ltd.                                    4,000     15,813
    Nippon Sharyo, Ltd.                                       11,000     39,456
*   Nippon Sheet Glass Co., Ltd.                             243,000    311,682
    Nippon Shinyaku Co., Ltd.                                 11,000    193,775
    Nippon Shokubai Co., Ltd.                                 32,000    369,225
    Nippon Signal Co., Ltd. (The)                             10,300     85,409
    Nippon Soda Co., Ltd.                                     41,000    227,794
    Nippon Steel & Sumikin Bussan Corp.                       33,520    118,422
    Nippon Steel & Sumikin Texeng Co., Ltd.                   12,000     46,442
    Nippon Steel & Sumitomo Metal Corp.                      637,120  1,671,572
*   Nippon Suisan Kaisha, Ltd.                                85,300    196,290
    Nippon Synthetic Chemical Industry Co., Ltd. (The)        15,000     99,943
    Nippon Telegraph & Telephone Corp.                           900     49,943
#   Nippon Telegraph & Telephone Corp. ADR                    12,740    354,682
    Nippon Television Holdings, Inc.                           4,000     59,630
    Nippon Thompson Co., Ltd.                                 18,000     82,033
    Nippon Valqua Industries, Ltd.                            16,000     42,592
#*  Nippon Yakin Kogyo Co., Ltd.                              27,000     75,102
    Nippon Yusen K.K.                                        248,000    672,210
    Nipro Corp.                                               37,500    324,645

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
JAPAN -- (Continued)
    Nishi-Nippon City Bank, Ltd. (The)                       160,000 $  363,935
    Nishi-Nippon Railroad Co., Ltd.                           63,000    242,291
    Nishikawa Rubber Co., Ltd.                                   200      3,298
    Nishimatsu Construction Co., Ltd.                         69,000    248,286
    Nishimatsuya Chain Co., Ltd.                              15,500    111,106
    Nishio Rent All Co., Ltd.                                  4,000    147,174
    Nissan Chemical Industries, Ltd.                          19,100    284,654
    Nissan Motor Co., Ltd.                                   220,100  1,899,154
    Nissan Shatai Co., Ltd.                                   18,000    274,223
    Nissan Tokyo Sales Holdings Co., Ltd.                      3,000      9,739
    Nissei ASB Machine Co., Ltd.                               3,100     49,329
    Nissei Build Kogyo Co., Ltd.                              22,000     49,623
    Nissei Plastic Industrial Co., Ltd.                        3,900     21,979
#*  Nissha Printing Co., Ltd.                                  6,700     87,332
    Nisshin Oillio Group, Ltd. (The)                          26,000     87,053
#   Nisshin Seifun Group, Inc.                                53,700    624,777
    Nisshin Steel Co., Ltd.                                   20,340    208,900
    Nisshinbo Holdings, Inc.                                  40,000    342,691
    Nissin Corp.                                              17,000     47,936
    Nissin Electric Co., Ltd.                                 12,000     66,737
    Nissin Foods Holdings Co., Ltd.                            5,000    239,334
    Nissin Kogyo Co., Ltd.                                    11,700    215,947
    Nissin Sugar Co., Ltd.                                       900     19,151
    Nissui Pharmaceutical Co., Ltd.                            3,000     30,974
    Nitori Holdings Co., Ltd.                                  3,700    169,714
    Nitta Corp.                                                4,200     86,280
    Nittetsu Mining Co., Ltd.                                 13,000     48,525
*   Nitto Boseki Co., Ltd.                                    32,000    133,525
    Nitto Denko Corp.                                         16,700    723,044
    Nitto Kogyo Corp.                                          6,000    124,401
    Nitto Kohki Co., Ltd.                                      2,500     45,518
    Nittoc Construction Co., Ltd.                              1,500      5,369
    Nittoku Engineering Co., Ltd.                              2,100     18,092
    NKSJ Holdings, Inc.                                       32,075    800,234
    NOF Corp.                                                 31,000    214,997
    Nohmi Bosai, Ltd.                                          4,000     45,846
    NOK Corp.                                                 26,500    433,243
    Nomura Co., Ltd.                                           4,000     28,433
    Nomura Holdings, Inc.                                    184,600  1,068,995
    Nomura Holdings, Inc. ADR                                119,749    701,729
    Nomura Real Estate Holdings, Inc.                         18,200    340,053
    Nomura Research Institute, Ltd.                            3,300     95,691
    Noritake Co., Ltd.                                        22,000     53,835
    Noritz Corp.                                               7,400    131,468
    North Pacific Bank, Ltd.                                  81,400    329,725
    NS Solutions Corp.                                         3,400     85,066
    NS United Kaiun Kaisha, Ltd.                              32,000     71,906
    NSD Co., Ltd.                                              6,300     77,887
    NSK, Ltd.                                                 45,000    473,073
*   NTN Corp.                                                131,000    448,337
    NTT Data Corp.                                            10,600    409,537
    NTT DOCOMO, Inc.                                         133,700  2,132,587

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                               SHARES  VALUE++
                                                               ------- --------
JAPAN -- (Continued)
    NTT DOCOMO, Inc. Sponsored ADR                               9,600 $153,408
    NTT Urban Development Corp.                                 11,300   99,389
    Nuflare Technology, Inc.                                       400   24,884
    Obara Group, Inc.                                            2,900  108,944
    Obayashi Corp.                                              85,000  548,836
    Obayashi Road Corp.                                         10,000   55,481
    OBIC Business Consultants, Ltd.                              2,500   81,007
    Obic Co., Ltd.                                               9,700  291,065
    Odakyu Electric Railway Co., Ltd.                           23,000  201,923
    Odelic Co., Ltd.                                               100    2,717
    Oenon Holdings, Inc.                                        13,000   32,924
    Ogaki Kyoritsu Bank, Ltd. (The)                             83,000  224,187
    Ohara, Inc.                                                  1,600    9,405
    Ohsho Food Service Corp.                                     2,900  107,181
    Oiles Corp.                                                  5,320  119,818
    Oita Bank, Ltd. (The)                                       46,000  167,482
    Oji Holdings Corp.                                         140,000  588,208
    Okabe Co., Ltd.                                              9,000  123,751
    Okamoto Industries, Inc.                                    13,000   42,733
    Okamura Corp.                                               15,000  128,312
    Oki Electric Industry Co., Ltd.                            137,000  268,188
    Okinawa Cellular Telephone Co.                               2,300   58,738
    Okinawa Electric Power Co., Inc. (The)                       3,400  111,124
    OKK Corp.                                                   21,000   26,981
    OKUMA Corp.                                                 29,000  248,222
    Okumura Corp.                                               49,000  223,871
    Okura Industrial Co., Ltd.                                  12,000   34,389
    Okuwa Co., Ltd.                                              4,000   36,513
    Olympic Group Corp.                                          1,500   13,520
*   Olympus Corp.                                               12,800  390,969
    Omron Corp.                                                 11,800  417,890
    ONO Sokki Co., Ltd.                                          5,000   22,728
    Onoken Co., Ltd.                                             4,100   43,172
    Onward Holdings Co., Ltd.                                   35,000  235,413
    Optex Co., Ltd.                                              1,300   21,190
    Oracle Corp. Japan                                           1,000   46,086
    Organo Corp.                                                12,000   57,096
    Oriental Land Co., Ltd.                                      1,200  179,776
    Origin Electric Co., Ltd.                                    6,000   16,726
    Osaka Gas Co., Ltd.                                         77,000  290,236
    Osaka Organic Chemical Industry, Ltd.                        1,400    5,981
    Osaka Steel Co., Ltd.                                        3,300   52,171
    OSAKA Titanium Technologies Co., Ltd.                        3,200   65,725
    Osaki Electric Co., Ltd.                                     5,000   30,266
    OSG Corp.                                                    8,800  141,841
    Otsuka Corp.                                                 1,100  130,218
    Otsuka Holdings Co., Ltd.                                   13,600  391,786
    Pacific Industrial Co., Ltd.                                10,000   69,947
*   Pacific Metals Co., Ltd.                                    45,000  209,314
    Pack Corp. (The)                                             2,600   49,073
    Pal Co., Ltd.                                                2,700   51,524
    Paltac Corp.                                                10,350  127,848

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    PanaHome Corp.                                           24,000 $  159,586
    Panasonic Corp.                                          88,300    962,475
    Panasonic Corp. Sponsored ADR                            64,414    704,689
    Panasonic Industrial Devices SUNX Co., Ltd.               5,800     26,261
    Paramount Bed Holdings Co., Ltd.                          3,800    114,688
    Parco Co., Ltd.                                           6,300     50,452
    Paris Miki Holdings, Inc.                                 6,500     32,346
    Park24 Co., Ltd.                                         10,500    191,931
*   Pasco Corp.                                               1,000      3,850
    Pasona Group, Inc.                                        2,700     13,774
    Penta-Ocean Construction Co., Ltd.                       55,000    179,886
    Pigeon Corp.                                              3,900    174,607
    Pilot Corp.                                               3,300    138,708
    Piolax, Inc.                                              2,600     89,999
*   Pioneer Corp.                                            87,200    188,412
    Plenus Co., Ltd.                                          6,400    146,058
    Pola Orbis Holdings, Inc.                                 4,200    164,370
    Press Kogyo Co., Ltd.                                    32,000    117,359
    Pressance Corp.                                           1,900     47,130
    Prestige International, Inc.                                100        938
    Prima Meat Packers, Ltd.                                 49,000    108,088
    Pronexus, Inc.                                            4,500     30,661
    Proto Corp.                                               3,600     49,707
    PS Mitsubishi Construction Co., Ltd.                      5,200     23,170
    Raito Kogyo Co., Ltd.                                     9,000     77,499
    Rakuten, Inc.                                            16,400    212,800
*   Rasa Industries, Ltd.                                     4,000      4,898
    Relo Holdings, Inc.                                       1,300     71,286
    Renaissance, Inc.                                           500      3,972
*   Renesas Electronics Corp.                                25,800    188,399
    Rengo Co., Ltd.                                          58,000    259,186
*   Renown, Inc.                                              7,000      8,097
    Resona Holdings, Inc.                                   175,200    895,798
    Resorttrust, Inc.                                        14,600    229,072
    Rhythm Watch Co., Ltd.                                   18,000     26,612
    Ricoh Co., Ltd.                                         101,381  1,168,220
    Ricoh Leasing Co., Ltd.                                   3,900    101,798
    Right On Co., Ltd.                                        1,900     13,457
    Riken Corp.                                              22,000     90,011
    Riken Keiki Co., Ltd.                                     1,500     14,534
    Riken Technos Corp.                                       6,000     31,066
    Riken Vitamin Co., Ltd.                                   1,700     40,309
    Ringer Hut Co., Ltd.                                      2,600     38,642
    Rinnai Corp.                                              1,400    116,674
    Riso Kagaku Corp.                                         3,680     90,779
    Riso Kyoiku Co., Ltd.                                     7,600     16,558
    Rock Field Co., Ltd.                                      2,800     50,034
    Rohm Co., Ltd.                                              400     19,129
    Rohto Pharmaceutical Co., Ltd.                           14,000    246,981
    Rokko Butter Co., Ltd.                                    2,100     17,818
    Roland Corp.                                              2,900     41,222
    Roland DG Corp.                                           2,300     77,740

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                               SHARES  VALUE++
                                                               ------- --------
JAPAN -- (Continued)
    Round One Corp.                                             26,200 $188,190
    Royal Holdings Co., Ltd.                                     6,300   91,891
    Ryobi, Ltd.                                                 28,000   82,949
    Ryoden Trading Co., Ltd.                                     5,000   33,729
    Ryohin Keikaku Co., Ltd.                                     2,500  280,958
    Ryosan Co., Ltd.                                             7,300  154,302
    S Foods, Inc.                                                2,000   26,694
    Sagami Chain Co., Ltd.                                       5,000   45,337
    Saibu Gas Co., Ltd.                                         43,000  107,812
    Saizeriya Co., Ltd.                                          8,300   95,099
    Sakai Chemical Industry Co., Ltd.                           21,000   59,190
    Sakai Heavy Industries, Ltd.                                 5,000   17,760
    Sakai Moving Service Co., Ltd.                                 300   10,141
    Sakai Ovex Co., Ltd.                                        19,000   32,801
    Sakata INX Corp.                                            12,000  105,842
    Sakata Seed Corp.                                            9,400  131,314
    Sala Corp.                                                   3,000   15,282
    San-A Co., Ltd.                                              5,000  144,102
    San-Ai Oil Co., Ltd.                                        11,000   73,220
    San-In Godo Bank, Ltd. (The)                                38,000  250,806
    Sanden Corp.                                                25,000  119,415
    Sanei Architecture Planning Co., Ltd.                        1,300   10,236
    Sangetsu Co., Ltd.                                           7,800  200,983
#*  Sanix, Inc.                                                 17,500  207,171
    Sanken Electric Co., Ltd.                                   38,000  264,724
    Sanko Marketing Foods Co., Ltd.                                700    6,274
    Sanko Metal Industrial Co., Ltd.                             4,000    9,136
    Sankyo Co., Ltd.                                             6,000  239,946
    Sankyo Seiko Co., Ltd.                                       6,300   21,760
    Sankyo Tateyama, Inc.                                        6,500  128,648
    Sankyu, Inc.                                                75,000  285,886
    Sanoh Industrial Co., Ltd.                                   6,500   40,130
    Sanrio Co., Ltd.                                             6,100  193,393
    Sanshin Electronics Co., Ltd.                                7,000   43,936
    Santen Pharmaceutical Co., Ltd.                              3,100  138,166
    Sanwa Holdings Corp.                                        57,000  348,226
    Sanyo Chemical Industries, Ltd.                             15,000   91,883
    Sanyo Denki Co., Ltd.                                       10,000   67,356
    Sanyo Electric Railway Co., Ltd.                             3,000   13,835
    Sanyo Housing Nagoya Co., Ltd.                               1,000    9,461
    Sanyo Shokai, Ltd.                                          20,000   54,574
    Sanyo Special Steel Co., Ltd.                               36,000  140,411
    Sapporo Holdings, Ltd.                                     109,000  462,162
    Sato Holdings Corp.                                          5,700  123,714
    Satori Electric Co., Ltd.                                    2,700   17,088
#   Sawada Holdings Co., Ltd.                                    6,700   56,828
    Sawai Pharmaceutical Co., Ltd.                               4,100  253,743
    Saxa Holdings, Inc.                                          6,000    8,975
    SBI Holdings, Inc.                                          59,430  679,638
    SBS Holdings, Inc.                                             900   15,239
    Scroll Corp.                                                 8,200   22,018
    SCSK Corp.                                                   4,900  129,613

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Secom Co., Ltd.                                           5,900 $  338,737
    Sega Sammy Holdings, Inc.                                13,600    274,138
    Seika Corp.                                              16,000     37,289
*   Seikitokyu Kogyo Co., Ltd.                               11,000     13,509
    Seiko Epson Corp.                                        32,700    892,383
    Seiko Holdings Corp.                                     48,000    175,400
    Seino Holdings Co., Ltd.                                 33,000    326,163
    Seiren Co., Ltd.                                         10,500     88,222
    Sekisui Chemical Co., Ltd.                               58,000    587,784
    Sekisui House, Ltd.                                      71,000    852,255
    Sekisui Jushi Corp.                                       7,000     93,200
    Sekisui Plastics Co., Ltd.                               13,000     34,700
#   Senko Co., Ltd.                                          33,000    150,830
    Senshu Electric Co., Ltd.                                 1,300     16,657
    Senshu Ikeda Holdings, Inc.                              59,440    272,917
    Senshukai Co., Ltd.                                       6,400     54,454
    Seria Co., Ltd.                                           1,900     74,307
    Seven & I Holdings Co., Ltd.                             29,900  1,179,742
    Seven Bank, Ltd.                                         28,400    107,670
*   Sharp Corp.                                             122,000    305,826
    Shibusawa Warehouse Co., Ltd. (The)                       8,000     26,566
    Shibuya Kogyo Co., Ltd.                                   2,600     70,266
    Shidax Corp.                                              1,700      8,254
    Shiga Bank, Ltd. (The)                                   67,000    366,374
    Shikibo, Ltd.                                            29,000     31,769
    Shikoku Bank, Ltd. (The)                                 45,000     90,763
    Shikoku Chemicals Corp.                                  11,000     75,395
*   Shikoku Electric Power Co., Inc.                         15,600    182,599
    Shima Seiki Manufacturing, Ltd.                           6,100    101,800
    Shimachu Co., Ltd.                                       11,800    259,277
    Shimadzu Corp.                                           48,000    410,040
    Shimamura Co., Ltd.                                       3,400    316,738
    Shimano, Inc.                                             2,400    239,908
    Shimizu Bank, Ltd. (The)                                  1,800     43,986
    Shimizu Corp.                                            97,000    549,858
    Shimojima Co., Ltd.                                         700      7,133
    Shin Nippon Air Technologies Co., Ltd.                    3,500     21,422
    Shin-Etsu Chemical Co., Ltd.                             19,600  1,149,776
    Shin-Keisei Electric Railway Co., Ltd.                    7,000     25,881
    Shinagawa Refractories Co., Ltd.                         17,000     33,811
    Shindengen Electric Manufacturing Co., Ltd.              22,000     89,879
    Shinko Electric Industries Co., Ltd.                     20,000    131,714
    Shinko Plantech Co., Ltd.                                 7,800     58,720
    Shinko Shoji Co., Ltd.                                    5,300     48,831
    Shinmaywa Industries, Ltd.                               24,000    211,943
    Shinnihon Corp.                                           4,500     13,224
    Shinsei Bank, Ltd.                                      217,000    423,068
    Shinsho Corp.                                             8,000     18,020
    Shionogi & Co., Ltd.                                     26,400    462,750
    Ship Healthcare Holdings, Inc.                            6,800    231,897
    Shiroki Corp.                                            13,000     24,948
    Shiseido Co., Ltd.                                       20,400    364,464

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Shizuoka Bank, Ltd. (The)                                85,000 $  812,175
    Shizuoka Gas Co., Ltd.                                   16,500     99,285
    SHO-BOND Holdings Co., Ltd.                               2,100     94,648
    Shochiku Co., Ltd.                                        9,000     74,481
    Shoko Co., Ltd.                                           5,000      6,664
    Showa Aircraft Industry Co., Ltd.                         2,000     23,369
    Showa Corp.                                              14,900    163,854
    Showa Denko K.K.                                        365,000    486,346
    Showa Sangyo Co., Ltd.                                   18,000     58,107
    Showa Shell Sekiyu K.K.                                  43,000    436,210
    Siix Corp.                                                4,500     66,079
    Sinanen Co., Ltd.                                        10,000     37,968
    Sinfonia Technology Co., Ltd.                            20,000     30,765
    Sinko Industries, Ltd.                                    1,900     18,063
    Sintokogio, Ltd.                                          9,900     71,142
    SKY Perfect JSAT Holdings, Inc.                          39,000    209,708
    SMC Corp.                                                   900    214,250
    SMK Corp.                                                14,000     52,228
    SMS Co., Ltd.                                             2,100     44,750
    Soda Nikka Co., Ltd.                                      3,000     12,866
    Sodick Co., Ltd.                                         11,700     43,444
    Softbank Corp.                                           25,496  1,898,891
    Software Service, Inc.                                      100      3,547
    Sogo Medical Co., Ltd.                                    1,300     53,780
    Sojitz Corp.                                            294,700    464,689
    Sony Corp.                                               48,500    851,446
    Sony Corp. Sponsored ADR                                 52,202    920,843
    Sony Financial Holdings, Inc.                            16,500    264,580
    Sotetsu Holdings, Inc.                                   48,000    171,546
    Space Co., Ltd.                                             600      5,585
    Square Enix Holdings Co., Ltd.                           12,200    196,232
    ST Corp.                                                  1,500     14,543
    St Marc Holdings Co., Ltd.                                2,200    104,267
    Stanley Electric Co., Ltd.                               18,100    401,168
    Star Micronics Co., Ltd.                                  8,400    103,706
    Starbucks Coffee Japan, Ltd.                              4,800     51,048
    Start Today Co., Ltd.                                     6,000    125,739
    Starts Corp., Inc.                                        3,000     37,941
    Starzen Co., Ltd.                                        12,000     31,877
    Stella Chemifa Corp.                                      2,500     31,725
    Studio Alice Co., Ltd.                                    2,500     34,765
    Sugi Holdings Co., Ltd.                                   3,300    148,432
    Sumco Corp.                                              21,700    166,537
    Sumida Corp.                                              2,700     16,283
    Suminoe Textile Co., Ltd.                                13,000     39,357
    Sumitomo Bakelite Co., Ltd.                              48,000    182,806
    Sumitomo Chemical Co., Ltd.                             251,355    942,994
    Sumitomo Corp.                                           88,800  1,152,667
    Sumitomo Densetsu Co., Ltd.                               4,600     56,725
    Sumitomo Electric Industries, Ltd.                       59,800    827,702
    Sumitomo Forestry Co., Ltd.                              31,400    319,362
    Sumitomo Heavy Industries, Ltd.                         140,000    595,686

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Sumitomo Metal Mining Co., Ltd.                          77,000 $1,163,048
*   Sumitomo Mitsui Construction Co., Ltd.                  164,300    169,248
    Sumitomo Mitsui Financial Group, Inc.                   101,283  4,003,748
    Sumitomo Mitsui Trust Holdings, Inc.                    249,440  1,027,867
    Sumitomo Osaka Cement Co., Ltd.                         109,000    433,507
    Sumitomo Precision Products Co., Ltd.                     7,000     25,687
    Sumitomo Real Estate Sales Co., Ltd.                      2,200     65,988
    Sumitomo Realty & Development Co., Ltd.                   7,000    271,596
    Sumitomo Rubber Industries, Ltd.                         26,600    369,683
    Sumitomo Seika Chemicals Co., Ltd.                       14,000     88,078
    Sumitomo Warehouse Co., Ltd. (The)                       39,000    189,103
    Sun Frontier Fudousan Co., Ltd.                           6,100     61,083
    Sun-Wa Technos Corp.                                      3,400     29,342
    Sundrug Co., Ltd.                                         4,500    184,107
    Suruga Bank, Ltd.                                        31,000    531,773
    Suzuken Co., Ltd.                                        16,600    598,349
    Suzuki Motor Corp.                                       28,200    727,562
*   SWCC Showa Holdings Co., Ltd.                            45,000     43,186
    Sysmex Corp.                                              7,800    247,275
    Systena Corp.                                             2,400     16,652
    T Hasegawa Co., Ltd.                                      3,800     56,376
    T RAD Co., Ltd.                                          14,000     36,557
    T&D Holdings, Inc.                                       86,200  1,028,908
    T&K Toka Co., Ltd.                                        2,200     45,631
    T-Gaia Corp.                                              4,000     35,224
    Tabuchi Electric Co., Ltd.                                6,000     39,623
    Tachi-S Co., Ltd.                                         7,300    114,193
    Tachibana Eletech Co., Ltd.                               2,600     34,700
    Tadano, Ltd.                                             18,000    254,516
    Taiheiyo Cement Corp.                                   119,000    417,439
    Taiheiyo Kouhatsu, Inc.                                  10,000      9,294
    Taiho Kogyo Co., Ltd.                                     6,900     65,241
    Taikisha, Ltd.                                            5,600    121,166
    Taiko Bank, Ltd. (The)                                    1,000      2,065
    Taiko Pharmaceutical Co., Ltd.                            1,400     20,387
    Taisei Corp.                                            137,000    635,127
    Taisei Lamick Co., Ltd.                                   1,100     26,802
    Taiyo Holdings Co., Ltd.                                  2,400     72,539
    Taiyo Nippon Sanso Corp.                                 54,000    430,421
    Taiyo Yuden Co., Ltd.                                    32,300    399,371
    Takagi Securities Co., Ltd.                               6,000     14,438
    Takaoka Toko Co., Ltd.                                    1,980     28,269
    Takara Holdings, Inc.                                    32,000    244,994
    Takara Leben Co., Ltd.                                   33,200     91,060
    Takara Standard Co., Ltd.                                21,000    149,996
    Takasago International Corp.                             15,000     73,329
    Takasago Thermal Engineering Co., Ltd.                   14,600    142,745
    Takashima & Co., Ltd.                                    16,000     35,009
    Takashimaya Co., Ltd.                                    60,000    568,452
    Takata Corp.                                              8,000    188,496
    Take And Give Needs Co., Ltd.                             1,020     19,258
    Takeda Pharmaceutical Co., Ltd.                          15,700    706,188

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                               SHARES  VALUE++
                                                               ------- --------
JAPAN -- (Continued)
    Takeei Corp.                                                 5,400 $ 52,861
    Takeuchi Manufacturing Co., Ltd.                             3,300   95,859
    Takihyo Co., Ltd.                                            5,000   19,857
    Takiron Co., Ltd.                                           10,000   40,551
    Takisawa Machine Tool Co., Ltd.                             14,000   19,609
    Takuma Co., Ltd.                                            21,000  169,899
    Tamron Co., Ltd.                                             3,700   92,549
    Tamura Corp.                                                19,000   45,315
    Tanseisha Co., Ltd.                                          5,200   19,706
    Tatsuta Electric Wire and Cable Co., Ltd.                   15,000   75,058
    Tayca Corp.                                                  5,000   13,759
    TBK Co., Ltd.                                                7,000   34,222
    TDK Corp.                                                   11,700  498,905
    TDK Corp. Sponsored ADR                                      7,012  298,992
    Teijin, Ltd.                                               239,000  587,474
    Teikoku Electric Manufacturing Co., Ltd.                     1,300   37,033
    Teikoku Tsushin Kogyo Co., Ltd.                              2,000    3,291
#   Tekken Corp.                                                24,000   70,238
    Terumo Corp.                                                12,500  248,070
    THK Co., Ltd.                                               19,200  405,821
    Toa Corp.(6894508)                                          43,000   80,890
    Toa Corp.(6894434)                                           6,000   60,393
    Toa Oil Co., Ltd.                                            6,000    9,210
    TOA ROAD Corp.                                               8,000   36,514
    Toabo Corp.                                                  9,000    6,170
    Toagosei Co., Ltd.                                          57,000  238,515
*   Tobishima Corp.                                             20,000   29,217
    Tobu Railway Co., Ltd.                                      43,000  210,312
    Tobu Store Co., Ltd.                                        10,000   25,718
    TOC Co., Ltd.                                               16,400  111,553
    Tocalo Co., Ltd.                                             2,800   43,775
    Tochigi Bank, Ltd. (The)                                    25,000   97,456
    Toda Corp.                                                  53,000  185,743
    Toda Kogyo Corp.                                             6,000   16,222
    Toei Animation Co., Ltd.                                     1,900   49,638
    Toei Co., Ltd.                                              20,000  111,969
    Toenec Corp.                                                 7,000   33,887
    Toho Bank, Ltd. (The)                                       59,000  197,606
    Toho Co., Ltd.(6895200)                                      5,200  100,112
    Toho Co., Ltd.(6895211)                                      6,000   21,596
    Toho Gas Co., Ltd.                                          44,000  215,888
    Toho Holdings Co., Ltd.                                     12,100  243,915
*   Toho Titanium Co., Ltd.                                      8,100   50,532
    Toho Zinc Co., Ltd.                                         30,000   95,450
    Tohoku Bank, Ltd. (The)                                     19,000   27,162
    Tohoku Electric Power Co., Inc.                             19,900  189,384
    Tokai Carbon Co., Ltd.                                      61,000  195,704
    Tokai Corp/Gifu                                              1,300   33,049
    TOKAI Holdings Corp.                                        15,600   54,083
    Tokai Lease Co., Ltd.                                        2,000    3,585
    Tokai Rika Co., Ltd.                                        14,600  253,736
    Tokai Rubber Industries, Ltd.                               10,200  105,506

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Token Corp.                                               2,220 $   98,547
    Tokio Marine Holdings, Inc.                              51,500  1,517,495
    Tokio Marine Holdings, Inc. ADR                           1,000     29,460
    Toko, Inc.                                                1,000      2,909
    Tokushu Tokai Paper Co., Ltd.                            22,000     48,501
    Tokuyama Corp.                                           94,000    272,617
    Tokyo Derica Co., Ltd.                                    1,700     24,753
    Tokyo Dome Corp.                                         53,000    237,352
*   Tokyo Electric Power Co., Inc.                           61,688    233,319
    Tokyo Electron, Ltd.                                     17,400    989,639
    Tokyo Energy & Systems, Inc.                              6,000     31,285
    Tokyo Gas Co., Ltd.                                      39,000    204,337
    Tokyo Keiki, Inc.                                        12,000     33,549
    Tokyo Rakutenchi Co., Ltd.                                7,000     32,190
*   Tokyo Rope Manufacturing Co., Ltd.                       27,000     39,419
    Tokyo Sangyo Co., Ltd.                                    4,000     15,713
    Tokyo Seimitsu Co., Ltd.                                  8,100    136,500
    Tokyo Steel Manufacturing Co., Ltd.                      27,700    135,429
    Tokyo Tatemono Co., Ltd.                                 63,000    502,412
    Tokyo Tekko Co., Ltd.                                    12,000     45,071
    Tokyo Theatres Co., Inc.                                 21,000     28,578
    Tokyo Tomin Bank, Ltd. (The)                              7,826     81,195
#   Tokyotokeiba Co., Ltd.                                   31,000     82,293
    Tokyu Construction Co., Ltd.                             30,830    136,507
    Tokyu Corp.                                              43,000    270,824
    Tokyu Fudosan Holdings Corp.                            104,925    762,800
    Toli Corp.                                               17,000     32,811
    Tomato Bank, Ltd.                                        11,000     18,179
    Tomen Devices Corp.                                         100      1,661
    Tomen Electronics Corp.                                   1,700     27,240
    Tomoe Corp.                                               9,500     41,157
    Tomoe Engineering Co., Ltd.                               2,100     33,122
    Tomoku Co., Ltd.                                         21,000     56,403
    TOMONY Holdings, Inc.                                    42,800    181,994
    Tomy Co., Ltd.                                           19,300     91,585
    Tonami Holdings Co., Ltd.                                16,000     29,147
    TonenGeneral Sekiyu K.K.                                 14,000    132,242
    Topcon Corp.                                             12,700    221,484
    Toppan Forms Co., Ltd.                                   14,500    133,230
    Toppan Printing Co., Ltd.                                80,000    549,428
    Topre Corp.                                               9,700     98,153
    Topy Industries, Ltd.                                    43,000     72,810
    Toray Industries, Inc.                                  145,000    946,381
    Toridoll.corp                                             4,800     47,460
    Torishima Pump Manufacturing Co., Ltd.                    9,100    111,580
    Tosei Corp.                                               9,800     59,291
    Toshiba Corp.                                           154,000    603,197
    Toshiba Machine Co., Ltd.                                21,000     94,314
    Toshiba Plant Systems & Services Corp.                    9,000    132,414
    Toshiba TEC Corp.                                        40,000    260,586
    Tosho Printing Co., Ltd.                                 11,000     42,188
    Tosoh Corp.                                             126,000    480,804

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
JAPAN -- (Continued)
    Totetsu Kogyo Co., Ltd.                                   6,000 $  121,830
    TOTO, Ltd.                                               25,000    353,634
    Tottori Bank, Ltd. (The)                                 13,000     23,142
    Towa Bank, Ltd. (The)                                    66,000     62,685
    Towa Corp.                                                4,000     20,323
    Towa Pharmaceutical Co., Ltd.                             3,100    132,448
    Toyo Construction Co., Ltd.                              18,700     66,285
    Toyo Denki Seizo - Toyo Electric Manufacturing Co.,
      Ltd.                                                    8,000     28,789
    Toyo Engineering Corp.                                   22,000     97,074
    Toyo Ink SC Holdings Co., Ltd.                           59,000    240,682
    Toyo Kanetsu K.K.                                        27,000     64,272
    Toyo Kohan Co., Ltd.                                      9,000     43,594
    Toyo Securities Co., Ltd.                                21,000     57,851
    Toyo Seikan Group Holdings, Ltd.                         30,300    450,618
    Toyo Suisan Kaisha, Ltd.                                  9,000    288,281
    Toyo Tanso Co., Ltd.                                      2,500     60,190
    Toyo Tire & Rubber Co., Ltd.                             43,000    320,645
    Toyo Wharf & Warehouse Co., Ltd.                         10,000     20,049
    Toyobo Co., Ltd.                                        232,000    374,646
    Toyoda Gosei Co., Ltd.                                   17,700    326,137
    Toyota Boshoku Corp.                                     14,000    144,723
    Toyota Motor Corp.                                       91,655  4,951,950
    Toyota Motor Corp. Sponsored ADR                         50,053  5,426,746
    Toyota Tsusho Corp.                                      28,200    742,766
    TPR Co., Ltd.                                             5,700     84,100
    Trancom Co., Ltd.                                         2,000     70,328
    Transcosmos, Inc.                                         5,800    108,131
    Trend Micro, Inc.                                         6,100    197,317
    Trusco Nakayama Corp.                                     6,100    137,476
    TS Tech Co., Ltd.                                        12,700    338,707
    Tsubakimoto Chain Co.                                    43,000    306,885
#*  Tsudakoma Corp.                                          12,000     15,944
    Tsugami Corp.                                            15,000     85,226
    Tsukishima Kikai Co., Ltd.                                6,000     63,852
    Tsukuba Bank, Ltd.                                       21,400     77,218
    Tsukui Corp.                                              5,100     57,265
    Tsumura & Co.                                            11,000    261,459
    Tsuruha Holdings, Inc.                                    2,500    251,616
    Tsurumi Manufacturing Co., Ltd.                           4,000     48,858
    UACJ Corp.                                               51,908    205,327
    Ube Industries, Ltd.                                    259,200    439,141
    Uchida Yoko Co., Ltd.                                     8,000     22,372
    UKC Holdings Corp.                                        2,700     43,439
*   Ulvac, Inc.                                              14,100    267,225
    Unicharm Corp.                                            1,800     97,610
*   Uniden Corp.                                             12,000     27,828
    Union Tool Co.                                            3,600     84,394
    Unipres Corp.                                            10,900    210,600
    United Arrows, Ltd.                                       3,800    146,976
*   Unitika, Ltd.                                           143,000     81,122
*   Universal Entertainment Corp.                             4,600     81,755
    UNY Group Holdings Co., Ltd.                             64,000    413,028

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
*   Usen Corp.                                               18,570 $ 68,516
    Ushio, Inc.                                              26,400  344,827
    USS Co., Ltd.                                            12,400  180,744
    UT Holdings Co., Ltd.                                     5,700   34,673
    Utoc Corp.                                                2,600    9,058
    Valor Co., Ltd.                                           9,800  127,018
    Vital KSK Holdings, Inc.                                  7,300   51,691
    VT Holdings Co., Ltd.                                     9,600   55,037
    Wacoal Holdings Corp.                                    29,000  286,063
    Wacom Co., Ltd.                                          30,900  202,082
    Wakachiku Construction Co., Ltd.                         18,000   27,470
    Wakita & Co., Ltd.                                        8,000   90,804
    Warabeya Nichiyo Co., Ltd.                                3,200   59,742
    WATAMI Co., Ltd.                                          5,400   78,644
    Weathernews, Inc.                                         1,800   47,223
    Welcia Holdings Co., Ltd.                                 2,000  120,986
    Wellnet Corp.                                               600    9,595
    West Holdings Corp.                                       2,400   32,308
    West Japan Railway Co.                                    6,400  259,539
    Wood One Co., Ltd.                                        7,000   19,590
    Wowow, Inc.                                               1,700   57,117
    Xebio Co., Ltd.                                           5,500  101,718
    Yachiyo Bank, Ltd. (The)                                  3,500   94,610
    Yahagi Construction Co., Ltd.                             5,000   49,124
    Yahoo Japan Corp.                                        22,000   96,107
    Yaizu Suisankagaku Industry Co., Ltd.                       500    4,667
    Yakult Honsha Co., Ltd.                                   1,900  102,695
    YAMABIKO Corp.                                            1,100   40,962
#   Yamada Denki Co., Ltd.                                  145,200  536,437
#*  Yamada SxL Home Co., Ltd.                                 4,000    4,502
    Yamagata Bank, Ltd. (The)                                43,000  184,049
    Yamaguchi Financial Group, Inc.                          50,000  461,090
    Yamaha Corp.                                             36,400  487,711
    Yamaha Motor Co., Ltd.                                   27,900  430,687
    Yamanashi Chuo Bank, Ltd. (The)                          39,000  168,984
    Yamatane Corp.                                           21,000   30,941
    Yamato Holdings Co., Ltd.                                29,700  611,172
    Yamato Kogyo Co., Ltd.                                    8,700  250,892
    Yamaya Corp.                                                400    7,306
    Yamazaki Baking Co., Ltd.                                26,000  317,676
    Yamazen Corp.                                            13,000   83,984
    Yaoko Co., Ltd.                                           1,900   86,126
    Yaskawa Electric Corp.                                   19,000  214,238
    Yasuda Warehouse Co., Ltd. (The)                          4,900   50,684
    Yellow Hat, Ltd.                                          3,300   63,267
    Yokogawa Bridge Holdings Corp.                            7,000   92,821
    Yokogawa Electric Corp.                                  24,900  340,427
    Yokohama Reito Co., Ltd.                                 14,100  114,137
    Yokohama Rubber Co., Ltd. (The)                          47,000  419,805
    Yokowo Co., Ltd.                                          3,300   16,419
    Yomiuri Land Co., Ltd.                                   11,000   42,485
    Yondoshi Holdings, Inc.                                   3,500   62,318

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                         SHARES    VALUE++
                                                         ------- ------------
JAPAN -- (Continued)
    Yorozu Corp.                                           4,600 $     85,981
    Yoshinoya Holdings Co., Ltd.                           6,400       81,050
    Yuasa Trading Co., Ltd.                               40,000       76,109
    Yuken Kogyo Co., Ltd.                                  9,000       18,389
    Yumeshin Holdings Co., Ltd.                            2,500       21,458
    Yurtec Corp.                                           7,000       32,671
    Yusen Logistics Co., Ltd.                              5,100       58,733
    Yushiro Chemical Industry Co., Ltd.                    1,900       19,163
    Zenrin Co., Ltd.                                       5,000       51,000
    Zensho Holdings Co., Ltd.                             16,400      165,790
    Zeon Corp.                                            46,000      427,724
    ZERIA Pharmaceutical Co., Ltd.                         4,000       83,863
    Zuiko Corp.                                              500       27,841
                                                                 ------------
TOTAL JAPAN                                                       289,938,713
                                                                 ------------
MALAYSIA -- (0.8%)
    Aeon Co. M Bhd                                        30,000      135,324
    Affin Holdings Bhd                                    84,300       97,483
    AirAsia Bhd                                          284,100      193,303
    Alam Maritim Resources Bhd                           106,700       48,472
    Alliance Financial Group Bhd                         229,200      314,809
    AMMB Holdings Bhd                                    185,200      407,613
    APM Automotive Holdings Bhd                           47,200       87,673
    Astro Malaysia Holdings Bhd                            6,900        7,042
    Axiata Group Bhd                                     136,425      281,381
    Batu Kawan Bhd                                        27,600      165,552
    Benalec Holdings Bhd                                  48,100       13,272
    Berjaya Corp. Bhd                                    481,300       73,757
    Berjaya Land Bhd                                      76,000       19,326
    Berjaya Sports Toto Bhd                               54,570       65,015
    BIMB Holdings Bhd                                     71,100       92,686
    Boustead Holdings Bhd                                112,704      191,623
    British American Tobacco Malaysia Bhd                  3,400       63,762
*   Bumi Armada Bhd                                      142,800      175,135
    Bursa Malaysia Bhd                                    38,400       89,310
    Cahya Mata Sarawak Bhd                                44,700      130,757
    Carlsberg Brewery Malaysia Bhd Class B                13,700       52,734
    CB Industrial Product Holding Bhd                     51,400       74,060
    CIMB Group Holdings Bhd                              275,728      635,164
    Coastal Contracts Bhd                                 42,800       65,709
    CSC Steel Holdings Bhd                                47,300       19,422
    Cypark Resources Bhd                                  22,100       19,642
    Dayang Enterprise Holdings Bhd                        54,439       61,913
    Dialog Group Bhd                                     193,779      213,391
    DiGi.Com Bhd                                          61,000      103,655
    DKSH Holdings Malaysia Bhd                            22,800       56,533
    DRB-Hicom Bhd                                        258,300      197,909
    Dutch Lady Milk Industries Bhd                         2,400       34,120
    Eastern & Oriental Bhd                               194,500      141,431
    Eversendai Corp. Bhd                                  46,800       15,912
    Faber Group Bhd                                       98,900       90,166
    Gamuda Bhd                                           277,000      391,544

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
MALAYSIA -- (Continued)
    Genting Bhd                                             132,500 $398,258
    Genting Malaysia Bhd                                    376,500  486,986
    Genting Plantations Bhd                                  47,900  162,976
    Globetronics Technology Bhd                              28,100   31,045
    Glomac Bhd                                               86,600   29,194
    Guinness Anchor Bhd                                      23,000  101,519
    HAP Seng Consolidated Bhd                               242,580  235,546
    Hap Seng Plantations Holdings Bhd                        77,600   66,669
    Hartalega Holdings Bhd                                   32,000   62,161
    Hong Leong Bank Bhd                                      38,280  164,234
    Hong Leong Financial Group Bhd                           41,700  195,628
    Hong Leong Industries Bhd                                31,400   63,854
    Hua Yang Bhd                                              4,800    2,751
    IGB Corp. Bhd                                           196,794  166,868
    IJM Corp. Bhd                                           287,860  563,252
    IJM Land Bhd                                            143,000  132,325
    IJM Plantations Bhd                                      80,200   86,988
    Insas Bhd                                               128,000   47,545
    IOI Corp. Bhd                                            81,326  124,442
*   IOI Properties Group Bhd                                 25,012   20,564
    Iris Corp. Bhd                                          271,500   38,328
    Kian JOO CAN Factory Bhd                                 56,700   59,253
*   Kinsteel Bhd                                            144,000    7,971
    KLCC Property Holdings Bhd                               52,600  107,184
*   KNM Group Bhd                                           240,325   61,226
    Kossan Rubber Industries                                 48,600   61,033
    KPJ Healthcare Bhd                                       60,450   59,988
*   KSL Holdings Bhd                                         26,100   17,189
    Kuala Lumpur Kepong Bhd                                  27,100  200,992
*   Kulim Malaysia Bhd                                      119,700  129,519
    Kumpulan Perangsang Selangor Bhd                         43,300   20,178
    Lafarge Malaysia Bhd                                     44,800  124,845
*   Landmarks Bhd                                            74,700   25,461
    LBS Bina Group Bhd                                       88,200   48,139
    Lingkaran Trans Kota Holdings Bhd                        39,000   46,544
    Lion Industries Corp. Bhd                               118,500   23,809
    LPI Capital Bhd                                           8,480   44,168
    Mah Sing Group Bhd                                      197,048  136,558
    Malayan Banking Bhd                                     267,497  811,988
    Malayan Flour Mills Bhd                                   9,500    4,601
    Malaysia Airports Holdings Bhd                           85,625  211,229
    Malaysia Building Society Bhd                            91,950   63,693
    Malaysia Marine and Heavy Engineering Holdings Bhd       31,800   38,547
*   Malaysian Airline System Bhd                            877,500   62,059
    Malaysian Bulk Carriers Bhd                              61,200   35,667
    Malaysian Pacific Industries Bhd                         14,375   18,434
    Malaysian Resources Corp. Bhd                           349,350  168,134
#   Maxis Bhd                                                21,200   45,146
    MBM Resources Bhd                                        42,310   41,782
    Media Prima Bhd                                         143,900  109,748
*   MISC Bhd                                                 47,380   94,661
    MKH Bhd                                                  27,900   37,438

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
MALAYSIA -- (Continued)
    MMC Corp. Bhd                                           195,100 $167,265
    MNRB Holdings Bhd                                         9,100   10,578
    Mudajaya Group Bhd                                       54,900   43,577
    Muhibbah Engineering M Bhd                              115,700  102,975
*   Mulpha International Bhd                                518,800   68,479
    My EG Services Bhd                                       35,900   30,341
    Naim Holdings Bhd                                        48,600   59,497
    Nestle Malaysia Bhd                                       5,100  107,068
    OSK Holdings Bhd                                        178,863   90,963
    Padini Holdings Bhd                                     112,900   69,233
    Parkson Holdings Bhd                                    124,639  112,183
*   Perdana Petroleum Bhd                                    74,760   43,311
*   Perisai Petroleum Teknologi Bhd                         109,200   52,566
    Petronas Chemicals Group Bhd                             61,400  126,658
    Petronas Dagangan Bhd                                    17,100  158,904
    Petronas Gas Bhd                                         25,100  180,820
    Pharmaniaga Bhd                                           6,900    9,931
    Pos Malaysia Bhd                                         93,000  128,353
    PPB Group Bhd                                            59,840  302,001
    Press Metal Bhd                                          15,200   16,187
    Prestariang Bhd                                          37,600   23,302
    Public Bank Bhd                                          12,400   76,547
    QL Resources Bhd                                         84,050   80,657
    RCE Capital Bhd                                         430,500   40,961
    RHB Capital Bhd                                         103,709  263,511
    Salcon Bhd                                              181,700   41,215
*   Sapurakencana Petroleum Bhd                             195,143  257,969
    Sarawak Oil Palms Bhd                                    31,000   61,849
    Scientex Bhd                                              5,900   10,486
*   Scomi Energy Services Bhd                               144,900   42,967
*   Scomi Group Bhd                                         335,900   43,871
    Selangor Properties Bhd                                  24,800   40,282
*   Shell Refining Co. Federation of Malaya Bhd              25,800   47,298
    Sime Darby Bhd                                           71,219  206,021
    SP Setia Bhd                                             19,400   17,931
    Star Publications Malaysia Bhd                           50,500   40,000
    Sunway Bhd                                              219,800  209,148
    Supermax Corp. Bhd                                      125,800   94,366
    Syarikat Takaful Malaysia Bhd                             1,200    4,626
    Ta Ann Holdings Bhd                                      40,781   52,472
    TA Enterprise Bhd                                       253,700   63,004
    TA Global Bhd                                           152,220   14,455
    Tambun Indah Land Bhd                                    15,700    9,574
    TAN Chong Motor Holdings Bhd                            100,000  174,425
    TDM Bhd                                                 124,400   36,990
*   Tebrau Teguh Bhd                                         91,000   37,975
    Telekom Malaysia Bhd                                     96,800  183,947
    Tenaga Nasional Bhd                                      46,850  170,780
*   TH Heavy Engineering Bhd                                191,000   52,750
    TH Plantations Bhd                                        2,640    1,641
    Top Glove Corp. Bhd                                     104,800  154,259
    Tropicana Corp. Bhd                                       2,700    1,274

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
MALAYSIA -- (Continued)
    TSH Resources Bhd                                       109,400 $   112,266
    UEM Sunrise Bhd                                         329,458     232,624
    UMW Holdings Bhd                                         92,300     304,502
    Unisem M Bhd                                            147,200      53,278
    United Plantations Bhd                                   11,300      87,501
    UOA Development Bhd                                      13,900      10,013
    Uzma Bhd                                                  5,500      10,309
    Wah Seong Corp. Bhd                                      53,261      32,132
    WCT Holdings Bhd                                        223,210     153,977
    WTK Holdings Bhd                                         72,500      29,591
    YNH Property Bhd                                         99,848      60,299
    YTL Corp. Bhd                                         1,060,583     523,220
*   YTL Power International Bhd                             196,350      94,485
    Zhulian Corp. Bhd                                        45,600      40,538
                                                                    -----------
TOTAL MALAYSIA                                                       17,107,095
                                                                    -----------
MEXICO -- (1.1%)
    Alfa S.A.B. de C.V. Class A                             588,810   1,555,428
    Alpek S.A. de C.V.                                        5,900      10,147
    Alsea S.A.B. de C.V.                                    102,947     356,069
    America Movil S.A.B. de C.V. Series L                   441,714     445,335
    America Movil S.A.B. de C.V. Series L ADR                23,684     475,575
    Arca Continental S.A.B. de C.V.                         136,212     866,243
*   Axtel S.A.B. de C.V.                                    260,900      86,749
    Banregio Grupo Financiero S.A.B. de C.V.                  8,124      47,063
    Bolsa Mexicana de Valores S.A.B. de C.V.                 78,971     162,074
#*  Cemex S.A.B. de C.V.                                  1,866,721   2,371,436
    Coca-Cola Femsa S.A.B. de C.V. Sponsored ADR              2,300     257,508
    Compartamos S.A.B. de C.V.                              106,000     184,894
*   Consorcio ARA S.A.B. de C.V. Series *                   204,900      90,212
    Controladora Comercial Mexicana S.A.B. de C.V.          116,084     434,691
*   Corp. GEO S.A.B. de C.V. Series B                       105,000       1,575
    Corp. Inmobiliaria Vesta S.A.B. de C.V.                   7,050      14,334
    Corp. Moctezuma S.A.B. de C.V. Series *                  73,800     225,641
    El Puerto de Liverpool S.A.B. de C.V.                    10,156     104,791
*   Empresas ICA S.A.B. de C.V.                              84,759     151,731
*   Empresas ICA S.A.B. de C.V. Sponsored ADR                16,200     116,802
*   Financiera Independencia S.A.B. de C.V.                  32,800      12,937
    Fomento Economico Mexicano S.A.B. de C.V. Sponsored
      ADR                                                    21,098   1,915,065
#*  Genomma Lab Internacional S.A.B. de C.V. Class B        140,343     356,469
*   Gruma S.A.B. de C.V. Class B                             70,384     622,455
*   Gruma S.A.B. de C.V. Sponsored ADR                          500      17,610
    Grupo Aeroportuario del Centro Norte S.A.B. de C.V.      34,200     125,321
    Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR       9,537     575,081
    Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR        5,100     623,475
    Grupo Aeroportuario del Sureste S.A.B. de C.V.
      Class B                                                 2,400      29,372
    Grupo Bimbo S.A.B. de C.V. Series A                     157,200     433,531
    Grupo Carso S.A.B. de C.V. Series A1                     97,100     494,750
    Grupo Cementos de Chihuahua S.A.B. de C.V.                1,100       3,278
#   Grupo Comercial Chedraui S.A. de C.V.                    50,411     154,862
*   Grupo Famsa S.A.B. de C.V. Class A                       51,200      70,053
    Grupo Financiero Banorte S.A.B. de C.V.                 220,386   1,463,709

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
MEXICO -- (Continued)
    Grupo Financiero Inbursa S.A.B. de C.V.                 219,640 $   562,583
    Grupo Financiero Santander Mexico S.A.B. de C.V.
      Class B                                                76,094     181,761
    Grupo Herdez S.A.B. de C.V. Series *                     44,800     133,927
    Grupo Lamosa S.A.B. de C.V.                              34,239      70,191
    Grupo Mexico S.A.B. de C.V. Series B                    355,138   1,069,533
*   Grupo Pochteca S.A.B. de C.V.                             3,616       4,505
*   Grupo Simec S.A.B. de C.V. Series B                      23,900      90,008
*   Grupo Simec S.A.B. de C.V. Sponsored ADR                  1,049      12,210
    Grupo Televisa S.A.B. Series CPO                        143,094     937,572
    Grupo Televisa S.A.B. Sponsored ADR                      23,672     776,678
*   Impulsora del Desarrollo y El Empleo en America Latina
      S.A.B. de C.V.                                        126,300     290,680
#*  Industrias CH S.A.B. de C.V. Series B                    40,800     216,432
    Industrias Penoles S.A.B. de C.V.                         5,130     119,436
*   Inmuebles Carso S.A.B. de C.V.                           86,291      89,967
    Kimberly-Clark de Mexico S.A.B. de C.V. Class A         168,512     439,739
    Megacable Holdings S.A.B. de C.V.                        34,300     135,624
    Mexichem S.A.B. de C.V.                                 163,737     610,130
*   Minera Frisco S.A.B. de C.V.                             70,600     129,082
*   Organizacion Soriana S.A.B. de C.V. Class B             175,027     507,177
*   Promotora y Operadora de Infraestructura S.A.B. de C.V.  27,519     384,302
    Qualitas Controladora S.A.B. de C.V.                     36,600     106,448
    TV Azteca S.A.B. de C.V.                                261,900     143,134
*   Urbi Desarrollos Urbanos S.A.B. de C.V.                  84,222          34
    Wal-Mart de Mexico S.A.B. de C.V. Series V              155,904     394,445
                                                                    -----------
TOTAL MEXICO                                                         22,261,864
                                                                    -----------
NETHERLANDS -- (2.1%)
    Aalberts Industries NV                                   22,273     741,953
    Accell Group                                              4,405      87,543
    Aegon NV(5927375)                                       168,021   1,540,149
    Aegon NV(007924103)                                      78,384     722,701
*   AFC Ajax NV                                                 546       6,969
    Akzo Nobel NV                                            30,253   2,331,359
    Akzo Nobel NV Sponsored ADR                               1,500      38,355
*   AMG Advanced Metallurgical Group NV                       5,989      60,242
    Amsterdam Commodities NV                                  3,713      92,282
*   APERAM                                                   13,939     362,673
    Arcadis NV                                               14,547     517,031
    ArcelorMittal(B295F26)                                  125,783   2,043,974
    ArcelorMittal(B03XPL1)                                   14,754     239,918
    ASM International NV                                      9,809     429,275
    ASML Holding NV                                           9,664     786,512
    BE Semiconductor Industries NV                            8,284     141,360
    Beter Bed Holding NV                                      2,192      51,804
    BinckBank NV                                             18,266     206,386
    Brunel International NV                                   1,779     120,512
    Corbion NV                                                9,443     219,008
    Delta Lloyd NV                                           53,236   1,401,063
    Exact Holding NV                                          1,884      66,444
    Fugro NV                                                 16,532   1,095,487
*   Galapagos NV                                              6,113     132,302
#   Gemalto NV                                                9,713   1,085,967

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
NETHERLANDS -- (Continued)
*   Grontmij                                                 11,563 $    61,871
    Heijmans NV                                               7,697     138,084
    Heineken NV                                               6,853     475,992
    Hunter Douglas NV                                           788      39,577
*   ING Groep NV                                             35,589     508,740
*   ING Groep NV Sponsored ADR                              263,004   3,760,957
    KAS Bank NV                                               3,541      52,315
    Kendrion NV                                               1,972      67,169
    Koninklijke Ahold NV                                    121,038   2,339,903
    Koninklijke Ahold NV Sponsored ADR                          369       7,123
    Koninklijke BAM Groep NV                                 66,852     362,486
    Koninklijke Boskalis Westminster NV                      18,614   1,054,980
    Koninklijke DSM NV                                       23,232   1,668,238
*   Koninklijke KPN NV                                      513,436   1,824,170
    Koninklijke Philips NV(5986622)                          66,468   2,127,850
    Koninklijke Philips NV(500472303)                        70,516   2,253,691
    Koninklijke Ten Cate NV                                   8,211     244,639
    Koninklijke Vopak NV                                     10,662     531,619
    Koninklijke Wessanen NV                                  21,473     126,864
*   Macintosh Retail Group NV                                   861       9,357
    Nederland Apparatenfabriek                                  514      22,849
    Nutreco NV                                               15,351     714,637
*   Ordina NV                                                31,120      89,969
*   PostNL NV                                                89,555     393,624
    Randstad Holding NV                                      23,595   1,378,884
    Reed Elsevier NV                                         30,000     612,325
    Reed Elsevier NV Sponsored ADR                            4,200     176,568
#*  Royal Imtech NV                                          25,220      49,170
*   SBM Offshore NV                                          44,105     807,311
    Sligro Food Group NV                                      3,537     148,036
*   SNS Reaal NV                                             38,309          --
    Telegraaf Media Groep NV                                  4,962      46,610
    TKH Group NV                                              9,665     336,835
    TNT Express NV                                           90,904     819,185
*   TomTom NV                                                29,467     208,939
    Unilever NV(904784709)                                   22,345     956,813
    Unilever NV(B12T3J1)                                     13,702     587,557
    USG People NV                                            19,791     342,413
    Wolters Kluwer NV                                        40,505   1,129,113
#   Ziggo NV                                                 11,269     489,332
                                                                    -----------
TOTAL NETHERLANDS                                                    41,487,064
                                                                    -----------
NEW ZEALAND -- (0.2%)
*   a2 Milk Co., Ltd.                                        18,321      12,824
    Air New Zealand, Ltd.                                   103,799     188,091
    Auckland International Airport, Ltd.                    226,161     774,583
*   Bathurst Resources, Ltd.                                 47,311       2,736
    Chorus, Ltd.                                             30,341      46,358
    Chorus, Ltd. ADR                                          2,187      16,337
    Contact Energy, Ltd.                                     77,371     380,043
*   Diligent Board Member Services, Inc.                      2,839      11,148
    Ebos Group, Ltd.                                          2,762      22,390

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
NEW ZEALAND -- (Continued)
    Fisher & Paykel Healthcare Corp., Ltd.                   52,968 $  186,708
    Fletcher Building, Ltd.(6341606)                         68,043    578,592
    Fletcher Building, Ltd.(6341617)                         12,299    104,017
    Freightways, Ltd.                                         8,295     35,786
    Hallenstein Glasson Holdings, Ltd.                          609      1,824
    Infratil, Ltd.                                           73,154    145,186
    Kathmandu Holdings, Ltd.                                  9,448     29,709
    Mainfreight, Ltd.                                        14,201    164,116
    Metlifecare, Ltd.                                         3,194     11,337
    New Zealand Oil & Gas, Ltd.                              63,818     42,679
    New Zealand Refining Co., Ltd. (The)                      1,518      2,460
    Nuplex Industries, Ltd.                                  37,267    112,616
    NZX, Ltd.                                                14,855     16,045
    PGG Wrightson, Ltd.                                       8,757      3,067
    Port of Tauranga, Ltd.                                   16,991    210,993
    Restaurant Brands New Zealand, Ltd.                       7,686     20,885
    Ryman Healthcare, Ltd.                                   48,303    360,830
    Sanford, Ltd.                                            12,229     43,999
    Sky Network Television, Ltd.                             36,345    209,775
    SKYCITY Entertainment Group, Ltd.                        84,443    308,351
    Telecom Corp. of New Zealand, Ltd.                      142,981    341,576
    Tower, Ltd.                                              34,208     47,875
    Trade Me Group, Ltd.                                      3,087     10,534
    TrustPower, Ltd.                                         13,045     75,353
    Vector, Ltd.                                             28,655     63,346
    Warehouse Group, Ltd. (The)                              19,445     56,877
*   Xero, Ltd.                                                  673     18,516
                                                                    ----------
TOTAL NEW ZEALAND                                                    4,657,562
                                                                    ----------
NORWAY -- (0.8%)
    ABG Sundal Collier Holding ASA                           85,601     79,453
*   Agasti Holding ASA                                       94,082     21,043
#   Aker ASA Class A                                          5,345    181,049
    Aker Solutions ASA                                       13,798    221,078
*   American Shipping ASA                                     1,649     12,419
*   Archer, Ltd.                                             76,555    104,420
#   Atea ASA                                                 11,808    135,723
    Austevoll Seafood ASA                                    25,809    167,182
    Bakkafrost P/F                                            1,985     31,085
    Bonheur ASA                                               2,286     44,448
    BW Offshore, Ltd.                                       101,935    133,307
*   BWG Homes ASA                                            13,773     27,131
    Cermaq ASA                                               11,307    133,647
*   Deep Sea Supply P.L.C.                                   23,563     35,150
#*  Det Norske Oljeselskap ASA                                4,455     48,718
#   DNB ASA                                                  77,190  1,368,233
*   DNO International ASA                                   107,000    371,610
*   DOF ASA                                                  10,562     48,582
*   Dolphin Group A.S.                                       13,257     12,926
    Ekornes ASA                                               3,811     60,302
*   Electromagnetic GeoServices A.S.                         12,748     15,264
#   Eltek ASA                                                90,615    124,340

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
NORWAY -- (Continued)
    Evry ASA                                                  1,921 $    3,320
    Farstad Shipping ASA                                      1,296     26,697
    Fred Olsen Energy ASA                                     3,872    123,512
#*  Frontline, Ltd.                                          23,196     75,704
    Ganger Rolf ASA                                           2,992     55,885
#   Gjensidige Forsikring ASA                                16,151    298,061
    Golar LNG, Ltd.                                           3,007    132,909
    Golden Ocean Group, Ltd.                                 57,922    102,718
*   Grieg Seafood ASA                                         4,605     18,782
    Hexagon Composites ASA                                    6,549     40,656
*   Hoegh LNG Holdings, Ltd.                                  3,672     35,864
*   Hurtigruten ASA                                          56,344     41,661
*   Kongsberg Automotive Holding ASA                        118,714    119,344
#   Kongsberg Gruppen A.S.                                    2,160     50,703
    Kvaerner ASA                                             42,055     84,239
    Leroy Seafood Group ASA                                   3,689    130,657
    Marine Harvest ASA                                       48,781    598,294
#*  Nordic Semiconductor ASA                                 18,887    105,965
    Norsk Hydro ASA                                         128,798    690,768
    Norsk Hydro ASA Sponsored ADR                               800      4,304
*   Norske Skogindustrier ASA                                49,653     37,645
    Northern Offshore, Ltd.                                  17,133     26,397
#*  Norwegian Air Shuttle A.S.                                5,579    222,109
#*  Norwegian Energy Co. ASA                                210,708      6,029
*   Odfjell SE Class A                                        2,716     13,577
    Opera Software ASA                                        7,998    103,382
#   Orkla ASA                                                78,567    649,795
*   Panoro Energy ASA                                        83,120     46,467
    Petroleum Geo-Services ASA                               62,041    749,064
*   PhotoCure ASA                                             1,301      5,508
    Prosafe SE                                               23,074    203,373
*   Q-Free ASA                                                7,768     19,267
#*  REC Silicon ASA                                         403,112    225,478
*   REC Solar ASA                                             5,399     81,537
*   Salmar ASA                                                1,610     23,305
#   Schibsted ASA                                             3,700    212,900
    Seadrill, Ltd.                                           11,860    414,990
#*  Sevan Drilling A.S.                                      53,462     28,299
*   Sevan Marine ASA                                          7,182     28,768
*   Siem Offshore, Inc.                                      52,788     79,900
    Solstad Offshore ASA                                        465      8,561
*   Songa Offshore                                           71,183     29,274
    SpareBank 1 SMN                                          19,156    170,121
#   SpareBank 1 SR Bank ASA                                  18,148    176,019
    Statoil ASA                                              35,341  1,077,384
    Statoil ASA Sponsored ADR                                50,912  1,551,289
    Stolt-Nielsen, Ltd.                                       4,090    110,583
*   Storebrand ASA                                           94,746    531,844
    Subsea 7 SA                                              40,253    806,036
    Telenor ASA                                              17,451    410,046
#   TGS Nopec Geophysical Co. ASA                             5,657    195,135
#   Tomra Systems ASA                                        19,927    185,418

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- -----------
NORWAY -- (Continued)
    TTS Group ASA                                            1,076 $     1,178
    Veidekke ASA                                             8,986      96,407
    Wilh Wilhelmsen ASA                                     13,121     127,001
#   Wilh Wilhelmsen Holding ASA Class A                      3,396     107,745
#   Yara International ASA                                  17,535     828,905
                                                                   -----------
TOTAL NORWAY                                                        15,707,889
                                                                   -----------
PERU -- (0.0%)
    Cia de Minas Buenaventura SAA ADR                        1,800      23,400
    Credicorp, Ltd.                                          3,175     473,869
                                                                   -----------
TOTAL PERU                                                             497,269
                                                                   -----------
PHILIPPINES -- (0.3%)
    Aboitiz Equity Ventures, Inc.                           96,000     122,124
    Aboitiz Power Corp.                                    248,200     203,201
    Alliance Global Group, Inc.                            717,600     502,579
    Atlas Consolidated Mining & Development                 82,100      27,357
    Ayala Corp.                                             14,200     199,198
    Ayala Land, Inc.                                       354,100     239,963
    Bank of the Philippine Islands                         165,365     337,089
    BDO Unibank, Inc.                                      208,945     414,676
*   Belle Corp.                                            565,000      75,881
    Cebu Air, Inc.                                          39,000      45,932
    Century Properties Group, Inc.                         605,000      20,156
    China Banking Corp.                                     74,877      92,623
    DMCI Holdings, Inc.                                    172,530     278,422
    EEI Corp.                                               32,000       8,548
*   Empire East Land Holdings, Inc.                      1,000,000      22,462
    Energy Development Corp.                             1,370,600     172,044
    Filinvest Land, Inc.                                 2,923,000     104,588
    First Gen Corp.                                        170,000      72,473
    First Philippine Holdings Corp.                         75,400     120,094
*   Global-Estate Resorts, Inc.                            202,000       8,949
    Globe Telecom, Inc.                                      5,830     216,762
    International Container Terminal Services, Inc.         91,130     221,430
    JG Summit Holdings, Inc.                                12,100      13,736
    Jollibee Foods Corp.                                    30,800     118,960
    Lafarge Republic, Inc.                                 270,509      61,083
*   Lepanto Consolidated Mining Co.                        269,000       2,484
    Lopez Holdings Corp.                                   511,000      52,282
    Manila Electric Co.                                     11,290      71,132
    Manila Water Co., Inc.                                 100,000      59,858
    Megaworld Corp.                                      3,054,000     319,755
    Metro Pacific Investments Corp.                      1,038,000     118,429
    Metropolitan Bank & Trust Co.                          240,597     458,217
    Pepsi-Cola Products Philippines, Inc.                  129,700      14,566
    Philippine Long Distance Telephone Co. Sponsored ADR     1,000      64,500
*   Philippine National Bank                                89,495     175,250
    Philippine Stock Exchange, Inc. (The)                      312       2,077
    Philweb Corp.                                           57,200       6,557
    RFM Corp.                                              196,000      28,606
    Rizal Commercial Banking Corp.                          81,200      87,511

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
PHILIPPINES -- (Continued)
    Robinsons Land Corp.                                    386,900 $  194,156
    San Miguel Corp.                                         56,330    105,591
    Security Bank Corp.                                     103,824    279,765
    Semirara Mining Corp.                                    15,960    147,301
    SM Investments Corp.                                     10,050    163,828
    SM Prime Holdings, Inc.                                 606,126    222,511
*   Top Frontier Investment Holdings, Inc.                    3,465      7,273
    Union Bank Of Philippines, Inc.                          42,900    122,518
    Universal Robina Corp.                                  160,890    528,324
    Vista Land & Lifescapes, Inc.                           802,800    108,734
                                                                    ----------
TOTAL PHILIPPINES                                                    7,041,555
                                                                    ----------
POLAND -- (0.4%)
*   Agora SA                                                  9,107     31,300
*   AmRest Holdings SE                                        2,020     54,600
    Asseco Poland SA                                         12,917    192,338
    Bank Handlowy w Warszawie SA                              6,525    242,804
*   Bank Millennium SA                                      101,959    299,533
    Bank Pekao SA                                             5,415    347,537
*   Bioton SA                                                 9,806     22,192
*   Boryszew SA                                              21,466     31,264
    Budimex SA                                                1,885     87,655
    CCC SA                                                    1,963     82,489
*   CD Projekt SA                                             4,949     24,526
*   Ciech SA                                                 10,050    107,673
*   Cyfrowy Polsat SA                                         7,701     52,335
*   Echo Investment SA                                       73,042    144,639
    Emperia Holding SA                                        2,574     57,016
    Eurocash SA                                              12,021    158,963
*   Famur SA                                                  6,474      9,394
*   Farmacol SA                                               2,588     43,210
    Getin Holding SA                                         67,301     70,949
*   Getin Noble Bank SA                                     192,131    233,848
*   Global City Holdings NV                                      36        417
    Grupa Azoty SA                                            3,245     64,357
    Grupa Kety SA                                             1,179     84,923
*   Grupa Lotos SA                                           18,333    236,416
*   Impexmetal SA                                            16,373     13,976
*   ING Bank Slaski SA                                        3,600    161,619
*   Inter Cars SA                                             1,521     94,913
    Jastrzebska Spolka Weglowa SA                             4,685     64,501
*   Kernel Holding SA                                        11,292    104,945
*   KGHM Polska Miedz SA                                     12,051    436,342
    Kopex SA                                                  7,393     31,671
*   LC Corp. SA                                              51,834     33,260
    LPP SA                                                       62    160,639
    Lubelski Wegiel Bogdanka SA                               4,305    176,224
    mBank                                                     1,468    240,220
*   Netia SA                                                 76,189    136,243
    Orange Polska SA                                         78,041    266,651
    Orbis SA                                                  4,643     60,124
    Pelion SA                                                 1,918     48,812

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
POLAND -- (Continued)
    PGE SA                                                    78,607 $  546,224
*   Polimex-Mostostal SA                                     147,517      4,398
*   Polnord SA                                                 3,672     10,997
    Polski Koncern Naftowy Orlen SA                           49,567    742,211
    Polskie Gornictwo Naftowe i Gazownictwo SA                73,242    113,840
    Powszechna Kasa Oszczednosci Bank Polski SA               54,530    748,336
    Powszechny Zaklad Ubezpieczen SA                           1,281    181,711
*   Rafako SA                                                  2,291      4,106
*   Rovese SA                                                 67,230     31,142
*   Sygnity SA                                                 4,962     28,198
    Synthos SA                                               105,358    166,057
    Tauron Polska Energia SA                                  57,260    101,438
    TVN SA                                                     5,494     29,936
    Warsaw Stock Exchange                                      5,032     62,867
                                                                     ----------
TOTAL POLAND                                                          7,481,979
                                                                     ----------
PORTUGAL -- (0.3%)
    Altri SGPS SA                                             42,109    143,101
*   Banco BPI SA                                             117,003    300,317
*   Banco Comercial Portugues SA                           2,664,352    809,682
*   Banco Espirito Santo SA                                  462,423    819,660
    EDP - Energias de Portugal SA                             95,804    465,383
*   EDP Renovaveis SA                                         53,361    365,930
    Galp Energia SGPS SA                                      17,799    308,493
    Jeronimo Martins SGPS SA                                  14,138    247,265
    Mota-Engil SGPS SA                                        17,204    131,699
    Portucel SA                                               45,738    216,870
    Portugal Telecom SGPS SA                                 129,611    538,491
    REN - Redes Energeticas Nacionais SGPS SA                 39,285    147,747
    Semapa-Sociedade de Investimento e Gestao                 14,845    222,537
    Sonae                                                    252,625    475,252
*   Sonae Industria SGPS SA                                   24,422     20,715
    Teixeira Duarte SA                                        25,644     39,451
    ZON Optimus SGPS SA                                       35,634    257,792
                                                                     ----------
TOTAL PORTUGAL                                                        5,510,385
                                                                     ----------
RUSSIA -- (0.5%)
*   Etalon Group, Ltd. GDR                                     2,879     10,091
    Eurasia Drilling Co., Ltd. GDR                             5,283    130,171
    Gazprom OAO Sponsored ADR                                420,808  3,041,152
    Globaltrans Investment P.L.C. GDR                          6,002     57,203
*   Integra Group Holdings GDR                                   510      9,791
    Lukoil OAO Sponsored ADR                                  34,765  1,840,439
*   Magnitogorsk Iron & Steel Works GDR                       23,119     48,794
*   Mail.ru Group, Ltd. GDR                                    2,256     61,446
#*  Mechel Sponsored ADR                                      32,520     65,690
    MMC Norilsk Nickel OJSC ADR                               13,841    250,234
    Novolipetsk Steel OJSC GDR                                 7,015     81,787
    Phosagro OAO GDR                                           6,202     72,281
*   PIK Group GDR                                             13,885     31,989
    Rosneft OAO GDR                                           84,408    530,681
    Rostelecom OJSC Sponsored ADR                                900     11,723

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
RUSSIA -- (Continued)
    RusHydro JSC ADR                                         218,605 $  340,149
    Sberbank of Russia Sponsored ADR                          72,827    613,500
    Severstal OAO GDR                                         32,370    228,818
    Tatneft OAO Sponsored ADR                                 24,677    848,803
    TMK OAO GDR                                                5,886     46,858
    Uralkali OJSC GDR                                         12,598    279,429
    VimpelCom, Ltd. Sponsored ADR                             19,936    167,462
    VTB Bank OJSC GDR                                        110,386    234,820
*   X5 Retail Group NV GDR                                    12,244    215,818
                                                                     ----------
TOTAL RUSSIA                                                          9,219,129
                                                                     ----------
SINGAPORE -- (1.0%)
*   Abterra, Ltd.                                             32,000     15,038
    Amara Holdings, Ltd.                                      25,000     10,695
    Amtek Engineering, Ltd.                                   45,000     22,289
    ASL Marine Holdings, Ltd.                                 32,200     18,550
#*  Ausgroup, Ltd.                                           184,000     67,101
    Banyan Tree Holdings, Ltd.                                54,000     27,186
    Biosensors International Group, Ltd.                     206,000    156,455
    Bonvests Holdings, Ltd.                                   22,000     23,720
    Boustead Singapore, Ltd.                                  50,000     75,632
    Breadtalk Group, Ltd.                                     27,000     30,203
*   Broadway Industrial Group, Ltd.                           49,000     10,775
    Bukit Sembawang Estates, Ltd.                             22,000    102,587
    Bund Center Investment, Ltd.                             259,000     42,408
    CapitaLand, Ltd.                                         381,500    976,363
    CH Offshore, Ltd.                                         60,000     20,127
    China Aviation Oil Singapore Corp., Ltd.                  33,600     23,360
#   China Merchants Holdings Pacific, Ltd.                    26,000     20,018
    Chip Eng Seng Corp., Ltd.                                158,000     96,564
    City Developments, Ltd.                                   59,000    511,176
    ComfortDelGro Corp., Ltd.                                221,000    374,776
#   Cosco Corp. Singapore, Ltd.                              291,000    167,586
    CSC Holdings, Ltd.                                        97,000      6,587
    CSE Global, Ltd.                                         137,000     65,060
    CWT, Ltd.                                                 80,000     92,982
    DBS Group Holdings, Ltd.                                 128,035  1,734,511
    Del Monte Pacific, Ltd.                                   37,000     18,190
    Elec & Eltek International Co., Ltd.                       5,000      7,928
    Eu Yan Sang International, Ltd.                           10,000      6,587
#   Ezion Holdings, Ltd.                                     128,400    233,412
    Ezra Holdings, Ltd.                                      185,200    155,556
    Far East Orchard, Ltd.                                    34,076     50,896
    First Resources, Ltd.                                    104,000    213,587
    FJ Benjamin Holdings, Ltd.                                34,000      5,852
    Food Empire Holdings, Ltd.                                19,000      5,977
#*  Forterra Trust                                             8,000     11,333
    Fragrance Group, Ltd.                                    146,000     29,138
*   Gallant Venture, Ltd.                                    119,000     28,535
    Genting Singapore P.L.C.                                 135,000    143,047
    GMG Global, Ltd.                                         775,000     55,663
    Golden Agri-Resources, Ltd.                            1,085,000    529,300

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                               SHARES  VALUE++
                                                               ------- --------
SINGAPORE -- (Continued)
    Goodpack, Ltd.                                              61,000 $116,857
    Great Eastern Holdings, Ltd.                                 4,000   60,691
    GuocoLand, Ltd.                                             69,666  118,529
    GuocoLeisure, Ltd.                                         132,000  101,788
*   Healthway Medical Corp., Ltd.                              221,000   11,280
    Hi-P International, Ltd.                                   139,000   64,421
    Hiap Hoe, Ltd.                                              39,000   28,375
    Ho Bee Land, Ltd.                                          102,000  186,678
    Hong Fok Corp., Ltd.                                       109,200   70,669
    Hong Leong Asia, Ltd.                                       42,000   53,498
    Hongkong Land Holdings, Ltd.                                22,000  154,187
    Hotel Grand Central, Ltd.                                   33,304   31,812
    Hotel Properties, Ltd.                                      65,000  192,796
    HTL International Holdings, Ltd.                            66,000   15,564
    Hutchison Port Holdings Trust                              521,000  354,570
    Hyflux, Ltd.                                               140,000  134,047
    Indofood Agri Resources, Ltd.                              175,000  149,037
    InnoTek, Ltd.                                               46,000   11,741
*   International Healthway Corp., Ltd.                         18,186    4,420
*   Interra Resources, Ltd.                                     59,000   18,156
    IPC Corp., Ltd.                                             72,000    8,625
    Jardine Cycle & Carriage, Ltd.                               5,000  187,480
    Jaya Holdings, Ltd.                                         23,000   14,628
    K1 Ventures, Ltd.                                          375,000   59,051
    Keppel Corp., Ltd.                                          40,000  336,561
    Keppel Infrastructure Trust                                 40,000   33,507
    Keppel Land, Ltd.                                          147,000  406,668
    Keppel Telecommunications & Transportation, Ltd.            10,000   14,255
    Koh Brothers Group, Ltd.                                    48,000   11,879
    Lee Kim Tah Holdings, Ltd.                                  18,000   13,315
    Lian Beng Group, Ltd.                                      112,000   62,650
*   Linc Energy, Ltd.                                           79,821   75,125
    Low Keng Huat Singapore, Ltd.                               66,000   36,626
    M1, Ltd.                                                    38,000  102,102
*   Manhattan Resources, Ltd.                                   32,000   15,860
    Marco Polo Marine, Ltd.                                     72,000   21,576
    Mermaid Maritime PCL                                        89,000   34,508
    Mewah International, Inc.                                  113,000   42,431
    Midas Holdings, Ltd.                                       291,000  109,394
    Nam Cheong Ltd                                             310,000   87,955
#*  Neptune Orient Lines, Ltd.                                 223,000  180,869
    Noble Group, Ltd.                                          655,000  674,440
    NSL, Ltd.                                                   12,000   15,087
*   Oceanus Group, Ltd.                                        461,000    6,255
#   Olam International, Ltd.                                   362,000  645,959
#   OSIM International, Ltd.                                    49,000  113,528
#   OUE Hospitality Trust                                       14,167    9,833
    OUE, Ltd.                                                   85,000  154,113
#   Oversea-Chinese Banking Corp., Ltd.                        128,296  989,442
    Pan-United Corp., Ltd.                                      17,000   14,060
    Petra Foods, Ltd.                                            3,000    8,499
    Popular Holdings, Ltd.                                      34,000    7,323

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
SINGAPORE -- (Continued)
    QAF, Ltd.                                                 27,167 $   19,519
*   Raffles Education Corp., Ltd.                            153,370     36,160
    Raffles Medical Group, Ltd.                               29,000     84,029
    Rotary Engineering, Ltd.                                  55,000     31,233
*   S I2I, Ltd.                                              468,000      2,994
#   SATS, Ltd.                                                98,870    250,293
    SBS Transit, Ltd.                                         11,500     11,475
    See Hup Seng, Ltd.                                        97,000     23,703
    SembCorp Industries, Ltd.                                 66,000    283,347
#   SembCorp Marine, Ltd.                                     46,000    149,602
    Sheng Siong Group, Ltd.                                   27,000     13,694
    SIA Engineering Co., Ltd.                                 10,000     38,240
    Sim Lian Group, Ltd.                                      42,000     29,429
    Sinarmas Land, Ltd.                                      304,000    129,006
    Sing Holdings, Ltd.                                       16,000      4,858
    Singapore Airlines, Ltd.                                  84,000    696,396
    Singapore Exchange, Ltd.                                  47,000    259,923
    Singapore Post, Ltd.                                     135,000    152,518
#   Singapore Press Holdings, Ltd.                            46,000    153,823
    Singapore Technologies Engineering, Ltd.                  77,000    235,185
    Singapore Telecommunications, Ltd.                       218,000    667,759
*   Sino Grandness Food Industry Group, Ltd.                  97,000     53,513
#   SMRT Corp., Ltd.                                          83,000     80,812
    Stamford Land Corp., Ltd.                                150,000     71,259
    StarHub, Ltd.                                             22,000     72,980
    Sunningdale Tech, Ltd.                                    65,000      8,460
*   SunVic Chemical Holdings, Ltd.                            69,000     26,480
#   Super Group, Ltd.                                         83,000    232,209
    Swiber Holdings, Ltd.                                    141,000     72,149
    Swissco Holdings, Ltd.                                    28,000      9,516
    Tat Hong Holdings, Ltd.                                  151,000     97,701
*   Tiger Airways Holdings, Ltd.                              87,600     30,766
    Tiong Woon Corp. Holding, Ltd.                            31,000      8,051
    Triyards holdings, Ltd.                                   18,520      9,400
    Tuan Sing Holdings, Ltd.                                 136,107     38,057
    UMS Holdings, Ltd.                                        56,000     38,442
    United Engineers, Ltd.                                   114,000    196,516
#   United Envirotech, Ltd.                                  117,125    122,059
    United Industrial Corp., Ltd.                            113,000    302,193
    United Overseas Bank, Ltd.                                70,190  1,221,665
    UOB-Kay Hian Holdings, Ltd.                               68,000     91,400
    UOL Group, Ltd.                                           95,000    487,753
    UPP Holdings, Ltd.                                        64,000     12,799
*   Vard Holdings, Ltd.                                      157,000    121,296
    Venture Corp., Ltd.                                       71,000    434,886
    Vibrant Group, Ltd.                                      117,000      9,524
    Wee Hur Holdings, Ltd.                                   112,500     32,315
    Wheelock Properties Singapore, Ltd.                       40,000     59,981
    Wilmar International, Ltd.                               154,000    418,543
    Wing Tai Holdings, Ltd.                                  108,221    173,091
    Yeo Hiap Seng, Ltd.                                        7,068     13,203

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
SINGAPORE -- (Continued)
    Yongnam Holdings, Ltd.                                  333,000 $    63,950
                                                                    -----------
TOTAL SINGAPORE                                                      20,443,625
                                                                    -----------
SOUTH AFRICA -- (1.6%)
#   Adcock Ingram Holdings, Ltd.                             22,992     133,223
    Adcorp Holdings, Ltd.                                     5,991      18,220
    Advtech, Ltd.                                            35,787      29,339
    Aeci, Ltd.                                               31,955     356,912
#   African Bank Investments, Ltd.                          160,097     189,845
    African Oxygen, Ltd.                                     21,153      41,575
    African Rainbow Minerals, Ltd.                           26,932     507,106
    Allied Electronics Corp., Ltd.                            8,984      20,778
*   Anglo American Platinum, Ltd.                             3,203     152,511
*   AngloGold Ashanti, Ltd.                                   2,804      50,688
*   AngloGold Ashanti, Ltd. Sponsored ADR                    47,736     864,022
*   ArcelorMittal South Africa, Ltd.                         37,213     130,970
    Aspen Pharmacare Holdings, Ltd.                          16,002     426,507
    Assore, Ltd.                                              2,714     105,046
    Astral Foods, Ltd.                                        6,105      55,438
*   Aveng, Ltd.                                              91,367     196,312
    AVI, Ltd.                                                87,255     481,447
    Barclays Africa Group, Ltd.                              32,573     477,164
    Barloworld, Ltd.                                         54,414     593,613
    Basil Read Holdings, Ltd.                                24,073      21,146
    Bidvest Group, Ltd.                                      28,202     774,366
    Blue Label Telecoms, Ltd.                                41,700      36,136
*   Brait SE                                                 46,461     250,361
    Business Connexion Group, Ltd.                           66,747      35,856
    Capitec Bank Holdings, Ltd.                               8,651     187,229
    Cashbuild, Ltd.                                           6,497      77,698
    Caxton and CTP Publishers and Printers, Ltd.              3,193       4,847
    City Lodge Hotels, Ltd.                                   3,620      42,434
    Clicks Group, Ltd.                                       49,243     300,253
    Coronation Fund Managers, Ltd.                           26,724     258,061
    DataTec, Ltd.                                            39,062     196,307
    Discovery, Ltd.                                          34,939     303,326
    Distell Group, Ltd.                                       1,845      21,931
    Distribution and Warehousing Network, Ltd.               53,514      51,882
    DRDGOLD, Ltd.                                            84,168      26,802
    EOH Holdings, Ltd.                                       30,399     242,999
    Eqstra Holdings, Ltd.                                    14,728      10,225
*   Evraz Highveld Steel and Vanadium, Ltd.                   4,215       3,662
    Exxaro Resources, Ltd.                                   14,577     198,962
    Famous Brands, Ltd.                                       5,805      58,230
    FirstRand, Ltd.                                         192,122     706,892
    Foschini Group, Ltd. (The)                               36,860     380,948
    Gold Fields, Ltd.                                         4,836      20,525
    Gold Fields, Ltd. Sponsored ADR                         160,895     680,586
    Grindrod, Ltd.                                          113,853     269,609
    Group Five, Ltd.                                         29,546     121,532
    Growthpoint Properties, Ltd.                            113,715     262,871
*   Harmony Gold Mining Co., Ltd. Sponsored ADR              75,494     248,375

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
SOUTH AFRICA -- (Continued)
    Hudaco Industries, Ltd.                                    8,650 $   86,230
    Iliad Africa, Ltd.                                         2,000      1,218
    Illovo Sugar, Ltd.                                        50,775    140,014
    Impala Platinum Holdings, Ltd.                            52,981    597,270
    Imperial Holdings, Ltd.                                   47,916    893,663
    Investec, Ltd.                                            33,743    296,986
#   JD Group, Ltd.                                            32,550     85,051
    JSE, Ltd.                                                 17,413    159,755
    Kumba Iron Ore, Ltd.                                         468     16,668
    Lewis Group, Ltd.                                         25,332    150,375
    Liberty Holdings, Ltd.                                    26,840    321,948
    Life Healthcare Group Holdings, Ltd.                     108,374    430,954
    Massmart Holdings, Ltd.                                    2,482     32,898
    Mediclinic International, Ltd.                            50,950    356,387
*   Merafe Resources, Ltd.                                   389,559     41,110
    Metair Investments, Ltd.                                  25,311    102,307
    MMI Holdings, Ltd.                                       230,172    578,691
    Mondi, Ltd.                                               24,210    403,135
    Mpact, Ltd.                                               26,884     71,091
    Mr Price Group, Ltd.                                      30,720    462,891
    MTN Group, Ltd.                                           65,972  1,323,517
*   Murray & Roberts Holdings, Ltd.                           94,705    221,764
    Nampak, Ltd.                                             124,408    464,124
    Naspers, Ltd. Class N                                      9,419    890,088
    Nedbank Group, Ltd.                                       29,201    625,979
    Netcare, Ltd.                                            187,557    454,983
*   Northam Platinum, Ltd.                                    67,705    264,285
    Oceana Group, Ltd.                                         2,261     19,371
    Omnia Holdings, Ltd.                                      14,984    322,144
    Peregrine Holdings, Ltd.                                  23,080     42,364
    Pick n Pay Stores, Ltd.                                   24,445    139,677
    Pinnacle Holdings, Ltd.                                   38,098     47,345
    Pioneer Foods, Ltd.                                       16,853    150,563
    PPC, Ltd.                                                 54,886    159,692
    PSG Group, Ltd.                                           41,983    415,823
    Raubex Group, Ltd.                                        27,230     56,287
*   RCL Foods, Ltd.                                           37,465     54,843
    Reunert, Ltd.                                             42,465    279,060
*   Royal Bafokeng Platinum, Ltd.                              3,899     25,204
    Sanlam, Ltd.                                             202,244  1,083,450
    Santam, Ltd.                                               4,312     87,061
*   Sappi, Ltd.                                              124,408    394,365
*   Sappi, Ltd. Sponsored ADR                                 35,009    109,928
    Sasol, Ltd.                                                3,423    191,840
    Sasol, Ltd. Sponsored ADR                                 36,452  2,019,805
    Shoprite Holdings, Ltd.                                   21,217    354,935
    Sibanye Gold, Ltd.                                        47,031    121,483
    Sibanye Gold, Ltd. Sponsored ADR                          20,552    212,302
    Spar Group, Ltd. (The)                                    37,112    436,041
    Spur Corp., Ltd.                                          10,572     30,154
    Standard Bank Group, Ltd.                                103,268  1,356,833
*   Stefanutti Stocks Holdings, Ltd.                          21,041     17,385

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
SOUTH AFRICA -- (Continued)
    Steinhoff International Holdings, Ltd.                  190,415 $   989,461
    Sun International, Ltd.                                   7,701      76,120
*   Super Group, Ltd.                                        80,896     217,968
*   Telkom SA SOC, Ltd.                                      71,387     255,431
*   Telkom SA SOC, Ltd. Sponsored ADR                         1,800      25,659
    Tiger Brands, Ltd.                                        7,899     211,314
    Times Media Group, Ltd.                                     254         509
    Tongaat Hulett, Ltd.                                     24,098     286,503
    Trencor, Ltd.                                            20,950     148,479
    Truworths International, Ltd.                            27,314     219,448
    Tsogo Sun Holdings, Ltd.                                 43,296     113,184
    Vodacom Group, Ltd.                                       6,820      81,391
    Wilson Bayly Holmes-Ovcon, Ltd.                          12,652     163,612
    Woolworths Holdings, Ltd.                                37,736     256,820
                                                                    -----------
TOTAL SOUTH AFRICA                                                   31,272,003
                                                                    -----------
SOUTH KOREA -- (3.6%)
#*  3S Korea Co., Ltd.                                        3,180      17,225
*   Actoz Soft Co., Ltd.                                        735      24,120
#*  Advanced Process Systems Corp.                            4,039      34,103
    Aekyung Petrochemical Co., Ltd.                             652      43,180
    Agabang&Company                                           8,724      45,742
    Ahnlab, Inc.                                                492      25,298
*   AJ Rent A Car Co., Ltd.                                   1,260      20,239
    AK Holdings, Inc.                                         1,160      59,927
    Amorepacific Corp.                                          132     170,693
    AMOREPACIFIC Group                                          563     291,273
*   Amotech Co., Ltd.                                         3,651      48,641
    Anapass, Inc.                                             1,105      12,325
    Asia Cement Co., Ltd.                                       566      60,424
    ASIA Holdings Co., Ltd,                                     247      34,710
    Asia Paper Manufacturing Co., Ltd.                          600      11,129
*   Asiana Airlines, Inc.                                    22,240     106,109
    AtlasBX Co., Ltd.                                         2,108      85,688
    Basic House Co., Ltd. (The)                               1,300      29,567
#*  BH Co., Ltd.                                              3,736      36,234
    Binggrae Co., Ltd.                                        1,160     105,657
    Boryung Pharmaceutical Co., Ltd.                            294      10,963
    BS Financial Group, Inc.                                 39,050     597,895
    Bukwang Pharmaceutical Co., Ltd.                          3,854      54,365
*   Capro Corp.                                               5,800      26,140
*   Celltrion Pharm, Inc.                                     2,035      23,681
*   Celltrion, Inc.                                           2,567     119,702
*   Chabio & Diostech Co., Ltd.                               3,843      60,250
    Cheil Industries, Inc.                                    8,679     554,228
*   Cheil Worldwide, Inc.                                     9,650     234,886
*   Chin Hung International, Inc.                            11,856      17,288
*   China Great Star International, Ltd.                      7,878      23,966
*   China Ocean Resources Co., Ltd.                          12,390      28,577
    Chong Kun Dang Pharmaceutical Corp.                       2,545     181,144
    Chongkundang Holdings Corp.                                 984      47,513
    CJ CGV Co., Ltd.                                          2,736     127,559

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
SOUTH KOREA -- (Continued)
    CJ CheilJedang Corp.                                         1,826 $548,242
    CJ Corp.                                                     3,789  458,896
*   CJ E&M Corp.                                                 5,469  267,042
*   CJ Korea Express Co., Ltd.                                   1,607  169,837
    CJ O Shopping Co., Ltd.                                        386  136,456
*   CNK International Co., Ltd.                                  7,639   17,464
*   Cosmochemical Co., Ltd.                                      3,760   25,725
    Coway Co., Ltd.                                              5,146  406,748
    Crown Confectionery Co., Ltd.                                  181   51,811
*   CTC BIO, Inc.                                                1,039   18,159
#*  D.I Corp.                                                    5,590   61,902
    Dae Han Flour Mills Co., Ltd.                                  349   50,027
    Dae Won Kang Up Co., Ltd.                                    9,910   63,378
    Dae-Il Corp.                                                 7,510   32,710
*   Daechang Co., Ltd.                                          10,260    9,409
    Daeduck Electronics Co.                                     11,360   83,909
    Daeduck GDS Co., Ltd.                                        4,570   75,706
*   Daekyung Machinery & Engineering Co., Ltd.                   4,760    9,343
    Daelim Industrial Co., Ltd.                                  6,172  503,622
    Daesang Corp.                                                4,120  162,978
    Daesang Holdings Co., Ltd.                                   5,320   65,681
    Daewon Pharmaceutical Co., Ltd.                              2,131   25,432
#*  Daewoo Engineering & Construction Co., Ltd.                 28,310  234,851
    Daewoo International Corp.                                   3,736  131,039
*   Daewoo Securities Co., Ltd.                                 39,392  323,649
    Daewoo Shipbuilding & Marine Engineering Co., Ltd.          13,150  381,649
    Daewoong Pharmaceutical Co., Ltd.                              603   40,906
    Daishin Securities Co., Ltd.                                12,340  111,666
*   Danal Co., Ltd.                                              1,611   15,814
    Daou Technology, Inc.                                       12,540  175,368
*   Dasan Networks, Inc.                                         2,912   17,477
    Daum Communications Corp.                                    2,249  163,242
    DGB Financial Group, Inc.                                   34,430  522,325
*   Digitech Systems Co., Ltd.                                   4,897   10,047
    Dong-A Socio Holdings Co., Ltd.                                392   49,358
    Dongaone Co., Ltd.                                           3,570    9,844
*   Dongbu CNI Co., Ltd.                                         1,110    4,707
*   Dongbu Corp.                                                 1,240    3,067
*   Dongbu HiTek Co., Ltd.                                       5,940   40,094
    Dongbu Insurance Co., Ltd.                                   8,866  490,013
    Dongbu Securities Co., Ltd.                                  7,220   25,910
#*  Dongbu Steel Co., Ltd.                                       4,740   14,282
    Dongjin Semichem Co., Ltd.                                   2,909   10,950
    Dongkuk Steel Mill Co., Ltd.                                 9,210   88,595
    Dongsung Holdings Co., Ltd.                                  3,090   17,472
    Dongwha Pharm Co., Ltd.                                      8,350   48,618
    Dongwon F&B Co., Ltd.                                          458   89,376
    Dongwon Industries Co., Ltd.                                   550  172,784
    Dongyang Mechatronics Corp.                                  7,950   76,694
    Doosan Corp.                                                 2,164  278,934
*   Doosan Engine Co., Ltd.                                      5,570   46,860
*   Doosan Engineering & Construction Co., Ltd.                  1,201   17,425

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
SOUTH KOREA -- (Continued)
    Doosan Heavy Industries & Construction Co., Ltd.          11,414 $  385,807
*   Doosan Infracore Co., Ltd.                                24,790    299,764
    DRB Holding Co., Ltd.                                      8,282     86,913
*   Duksan Hi-Metal Co., Ltd.                                  1,235     22,960
    DuzonBIzon Co., Ltd.                                       4,560     53,979
    e-LITECOM Co., Ltd.                                        1,023     18,607
    E-Mart Co., Ltd.                                           3,033    693,544
    E1 Corp.                                                     840     57,132
    Eagon Industries Co., Ltd.                                 2,350     40,361
    Easy Bio, Inc.                                             7,164     39,430
    EG Corp.                                                   1,007     23,297
    ENF Technology Co., Ltd.                                   1,186     10,562
    Eo Technics Co., Ltd.                                      1,515    101,408
    Eugene Corp.                                              22,437     83,012
*   Eugene Investment & Securities Co., Ltd.                   6,878     17,500
    Eugene Technology Co., Ltd.                                1,560     33,753
    Fila Korea, Ltd.                                           1,477    128,608
*   Flexcom, Inc.                                              2,681     29,287
*   Foosung Co., Ltd.                                          4,830     15,829
    Fursys, Inc.                                               2,447     68,038
    Gaon Cable Co., Ltd.                                         930     27,483
*   GemVax & Kael Co., Ltd.                                      444      8,250
    Global & Yuasa Battery Co., Ltd.                           2,050     98,442
    Golfzon Co., Ltd.                                          2,670     48,697
    Grand Korea Leisure Co., Ltd.                              2,950    123,361
    Green Cross Corp.                                            899    111,108
    Green Cross Holdings Corp.                                 5,200     71,600
#*  GS Engineering & Construction Corp.                       10,036    354,093
    GS Global Corp.                                            2,780     25,951
    GS Holdings                                               12,583    587,173
    GS Home Shopping, Inc.                                       332     75,099
    GS retail Co., Ltd.                                        5,370    149,562
    Gwangju Shinsegae Co., Ltd.                                   95     21,876
*   Halla Corp.                                                3,187     22,353
#   Halla Visteon Climate Control Corp.                        4,010    167,789
    Han Kuk Carbon Co., Ltd.                                   9,360     67,128
    Hana Financial Group, Inc.                                37,202  1,312,704
    Hana Tour Service, Inc.                                    1,057     67,824
    Handsome Co., Ltd.                                         3,640     92,159
    Hanil Cement Co., Ltd.                                       775     89,488
    Hanil E-Hwa Co., Ltd.                                      4,890    100,052
*   Hanjin Heavy Industries & Construction Co., Ltd.          12,525    147,945
*   Hanjin Kal Corp.                                           3,344     71,795
*   Hanjin Shipping Co., Ltd.                                 18,851    110,522
*   Hanjin Shipping Holdings Co., Ltd.                         3,611     23,459
    Hanjin Transportation Co., Ltd.                            2,170     53,354
    Hankook Shell Oil Co., Ltd.                                  110     49,862
    Hankook Tire Co., Ltd.                                    11,436    663,492
    Hankook Tire Worldwide Co., Ltd.                           2,614     53,023
*   Hanmi Pharm Co., Ltd.                                      1,429    161,308
*   Hanmi Science Co., Ltd.                                    4,273     61,628
    Hansae Co., Ltd.                                           1,440     29,945

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES  VALUE++
                                                             ------ ----------
SOUTH KOREA -- (Continued)
    Hansae Yes24 Holdings Co., Ltd.                           3,090 $   20,974
    Hansol Chemical Co., Ltd.                                 1,170     33,662
    Hansol CSN Co., Ltd.                                     15,480     44,179
    Hansol Paper Co.                                         13,790    151,886
#*  Hansol Technics Co., Ltd.                                 5,924    126,162
    Hanssem Co., Ltd.                                         1,492    122,070
#   Hanwha Chemical Corp.                                    21,230    376,231
    Hanwha Corp.                                             11,570    337,254
*   Hanwha General Insurance Co., Ltd.                        7,534     37,221
*   Hanwha Investment & Securities Co., Ltd.                 14,239     51,515
    Hanwha Life Insurance Co., Ltd.                          45,527    296,733
    Hanwha Timeworld Co., Ltd.                                  700     21,735
    Hanyang Securities Co., Ltd.                              1,630     10,857
*   Harim Holdings Co., Ltd.                                  2,717     13,702
    Heung-A Shipping Co., Ltd.                               22,060     29,226
    Hite Jinro Co., Ltd.                                      5,572    135,104
    Hitejinro Holdings Co., Ltd.                              1,300     16,457
    HMC Investment Securities Co., Ltd.                       3,246     34,317
    Hotel Shilla Co., Ltd.                                    5,490    462,320
    Huchems Fine Chemical Corp.                               2,620     55,312
    Humax Co., Ltd.                                           4,280     51,895
    Huons Co., Ltd.                                           1,093     48,362
    Husteel Co., Ltd.                                         2,170     42,709
    Huvis Corp.                                               4,510     50,314
    Hwa Shin Co., Ltd.                                        4,730     55,503
    Hy-Lok Corp.                                              2,898     84,453
    Hyosung Corp.                                             6,041    431,588
*   Hyundai BNG Steel Co., Ltd.                               2,150     45,162
    Hyundai Corp.                                             3,840    117,267
    Hyundai Department Store Co., Ltd.                        3,027    390,339
    Hyundai Development Co.                                  16,047    460,076
*   Hyundai Elevator Co., Ltd.                                3,022    116,982
    Hyundai Engineering & Construction Co., Ltd.              7,327    396,682
    Hyundai Glovis Co., Ltd.                                    440    103,784
    Hyundai Greenfood Co., Ltd.                              11,600    195,064
    Hyundai Heavy Industries Co., Ltd.                        3,201    601,833
    Hyundai Home Shopping Network Corp.                         625     93,863
    Hyundai Hy Communications & Networks Co., Ltd.            2,170     10,860
    Hyundai Livart Co., Ltd.                                  4,100     70,369
    Hyundai Marine & Fire Insurance Co., Ltd.                11,570    339,458
*   Hyundai Merchant Marine Co., Ltd.                         5,821     58,535
    Hyundai Mobis                                             3,472    991,893
    Hyundai Motor Co.                                        10,982  2,448,618
*   Hyundai Securities Co., Ltd.                             32,690    220,398
    Hyundai Steel Co.                                         7,754    508,076
    Hyundai Wia Corp.                                         1,026    169,167
    Iljin Display Co., Ltd.                                   1,940     26,108
    Iljin Electric Co., Ltd.                                  5,010     40,850
#*  Iljin Materials Co., Ltd.                                 1,650     17,824
    Ilshin Spinning Co., Ltd.                                   271     35,323
    Ilyang Pharmaceutical Co., Ltd.                           2,042     49,770
    iMarketKorea, Inc.                                          640     19,374

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
SOUTH KOREA -- (Continued)
    Industrial Bank of Korea                                    35,640 $438,988
*   Infopia Co., Ltd.                                            1,599   21,166
*   InkTec Co., Ltd.                                               909   18,181
*   InnoWireless, Inc.                                             699    9,140
*   Innox Corp.                                                  1,728   38,893
*   Interflex Co., Ltd.                                          1,357   28,314
    Interpark Corp.                                             13,064  146,633
    INTOPS Co., Ltd.                                             1,368   32,097
    Inzi Controls Co., Ltd.                                      2,340   12,979
    INZI Display Co., Ltd.                                       6,794   12,192
*   IS Dongseo Co., Ltd.                                         1,150   26,066
    ISU Chemical Co., Ltd.                                       3,690   50,007
#   IsuPetasys Co., Ltd.                                        14,830   82,252
    Jahwa Electronics Co., Ltd.                                  6,340  113,643
    JB Financial Group Co., Ltd.                                25,544  188,400
    Jeil Pharmaceutical Co.                                      1,820   33,023
    JW Holdings Co., Ltd.                                        4,368   12,434
    JW Pharmaceutical Corp.                                      3,087   52,232
    Kangwon Land, Inc.                                           8,480  245,284
    KB Capital Co., Ltd.                                         3,043   60,562
    KB Financial Group, Inc.                                    15,280  522,710
    KB Financial Group, Inc. ADR                                16,955  582,065
    KC Green Holdings Co., Ltd.                                  5,380   42,056
    KC Tech Co., Ltd.                                            4,453   34,139
    KEPCO Engineering & Construction Co., Inc.                   1,061   63,263
    KEPCO Plant Service & Engineering Co., Ltd.                  1,610  104,606
    Kginicis Co., Ltd.                                           1,312   20,069
    KH Vatec Co., Ltd.                                           3,928   73,424
    Kia Motors Corp.                                            13,987  776,029
    Kishin Corp.                                                 5,120   38,149
    KISWIRE, Ltd.                                                2,160   77,670
    KIWOOM Securities Co., Ltd.                                  2,319  114,143
*   KMW Co., Ltd.                                                1,841   31,418
    Koh Young Technology, Inc.                                     552   13,165
    Kolao Holdings                                               3,520   87,675
*   Kolon Global Corp.                                           5,710   14,229
    Kolon Industries, Inc.                                       4,288  284,526
    Kolon Life Science, Inc.                                       571   29,066
#*  Komipharm International Co., Ltd.                            4,315   36,831
#   KONA I Co., Ltd.                                             1,526   56,997
    Korea Aerospace Industries, Ltd.                             2,430   77,558
    Korea Circuit Co., Ltd.                                      3,237   40,197
    Korea District Heating Corp.                                   772   54,028
*   Korea Electric Power Corp. Sponsored ADR                     9,600  183,744
    Korea Electric Terminal Co., Ltd.                            1,750   73,827
*   Korea Gas Corp.                                              3,822  228,887
    Korea Investment Holdings Co., Ltd.                         10,480  384,932
    Korea Petrochemical Ind Co., Ltd.                              712   43,006
    Korea United Pharm, Inc.                                     1,346   15,813
    Korea Zinc Co., Ltd.                                           994  327,547
*   Korean Air Lines Co., Ltd.                                   8,180  263,023
    Korean Reinsurance Co.                                      25,089  247,965

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
SOUTH KOREA -- (Continued)
    Kortek Corp.                                               1,982 $   29,628
    KPX Chemical Co., Ltd.                                       220     13,647
    KT Corp. Sponsored ADR                                     5,400     85,914
*   KT Hitel Co., Ltd.                                         1,589     12,196
    KT Skylife Co., Ltd.                                       3,050     71,417
    KT&G Corp.                                                10,257    822,017
*   KTB Investment & Securities Co., Ltd.                     12,690     31,657
    Kukdo Chemical Co., Ltd.                                   1,090     53,612
    Kumho Electric Co., Ltd.                                     690     16,304
*   Kumho Industrial Co., Ltd.                                   137      1,574
    Kumho Petro chemical Co., Ltd.                               931     78,944
*   Kumho Tire Co., Inc.                                       9,343    117,789
    Kumkang Kind Co., Ltd.                                       850     34,506
    Kunsul Chemical Industrial Co., Ltd.                         960     40,890
    Kwang Dong Pharmaceutical Co., Ltd.                       15,340    137,160
*   Kwang Myung Electric Engineering Co., Ltd.                 4,580      9,972
*   Kyobo Securities Co.                                       5,430     36,285
    Kyung Dong Navien Co., Ltd.                                  590     14,202
    Kyungchang Industrial Co., Ltd.                            2,833     31,725
    KyungDong City Gas Co., Ltd.                                 197     22,303
    Kyungdong Pharm Co., Ltd.                                  1,450     26,125
*   LB Semicon, Inc.                                           4,067      8,275
    LEENO Industrial, Inc.                                     1,048     30,231
    LF Corp.                                                   4,880    126,878
    LG Chem, Ltd.                                              1,616    412,497
    LG Corp.                                                  10,961    611,203
*   LG Display Co., Ltd.                                       4,840    128,907
*   LG Display Co., Ltd. ADR                                  83,785  1,115,178
    LG Electronics, Inc.                                      18,556  1,235,940
    LG Hausys, Ltd.                                            1,425    251,570
    LG Household & Health Care, Ltd.                             437    200,101
*   LG Innotek Co., Ltd.                                       2,590    286,633
    LG International Corp.                                     7,550    223,703
*   LG Life Sciences, Ltd.                                     1,620     56,137
    LG Uplus Corp.                                            54,660    538,338
    LIG Insurance Co., Ltd.                                   12,850    376,692
    Lock & Lock Co., Ltd.                                      3,170     48,124
    Lotte Chemical Corp.                                       3,981    630,201
    Lotte Chilsung Beverage Co., Ltd.                            157    237,795
    Lotte Confectionery Co., Ltd.                                176    301,762
    Lotte Food Co., Ltd.                                          89     66,733
    LOTTE Himart Co., Ltd.                                     1,430    100,537
*   Lotte Non-Life Insurance Co., Ltd.                         2,500      9,197
    Lotte Shopping Co., Ltd.                                   1,627    504,648
    LS Corp.                                                   3,920    307,473
    LS Industrial Systems Co., Ltd.                            1,605    102,658
*   Lumens Co., Ltd.                                           7,572    101,851
    Macquarie Korea Infrastructure Fund                       51,254    317,405
*   Macrogen, Inc.                                               656     26,790
    Maeil Dairy Industry Co., Ltd.                             1,665     63,031
    Mando Corp.                                                3,395    408,411
*   Medipost Co., Ltd.                                           460     30,793

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
SOUTH KOREA -- (Continued)
    Medy-Tox, Inc.                                               997 $  147,704
    MegaStudy Co., Ltd.                                        1,386     93,706
*   Melfas, Inc.                                               5,717     51,942
    Meritz Financial Group, Inc.                               7,827     56,302
    Meritz Fire & Marine Insurance Co., Ltd.                  14,482    180,335
    Meritz Securities Co., Ltd.                               69,570    152,994
    Mirae Asset Securities Co., Ltd.                           6,006    246,770
    MK Electron Co., Ltd.                                      5,177     27,371
*   MNTech Co., Ltd.                                           5,018     33,074
    Modetour Network, Inc.                                       692     15,426
    Moorim P&P Co., Ltd.                                       8,640     41,748
    Motonic Corp.                                              2,210     25,700
*   Muhak Co., Ltd.                                            3,546    104,194
    Namhae Chemical Corp.                                      9,970     93,855
    Naver Corp.                                                  717    516,324
    NCSoft Corp.                                               1,100    218,877
*   Neowiz Games Corp.                                         4,290     68,055
*   NEPES Corp.                                                6,920     63,216
    Nexen Corp.                                                  310     23,140
    Nexen Tire Corp.                                           5,140     70,540
    NH Investment & Securities Co., Ltd.                       9,052     58,765
*   NHN Entertainment Corp.                                      306     25,032
    NICE Holdings Co., Ltd.                                    4,060     54,921
    NICE Information Service Co., Ltd.                           130        454
*   NK Co., Ltd.                                               1,680      6,646
    Nong Shim Holdings Co., Ltd.                                 792     77,420
    NongShim Co., Ltd.                                           643    191,395
*   OCI Co., Ltd.                                              2,810    493,777
    OCI Materials Co., Ltd.                                    1,887     64,765
*   OPTRON-TEC, Inc.                                           1,515     11,166
    Orion Corp.                                                  374    285,749
*   Osstem Implant Co., Ltd.                                   3,554     88,513
*   Osung LST Co., Ltd.                                        2,355      9,527
    Ottogi Corp.                                                 244     96,796
#*  Pan Ocean Co., Ltd.                                        1,452      4,844
    Paradise Co., Ltd.                                         2,315     86,242
    Partron Co., Ltd.                                          8,861    120,308
    Poongsan Corp.                                             5,180    127,844
    Poongsan Holdings Corp.                                      690     20,841
    POSCO ADR                                                 18,551  1,365,354
    POSCO Chemtech Co., Ltd.                                     461     66,592
    Posco ICT Co., Ltd.                                        7,848     65,269
*   Posco Plantec Co., Ltd.                                    3,608     14,274
*   Power Logics Co., Ltd.                                     6,846     30,241
    Pyeong Hwa Automotive Co., Ltd.                            3,427     69,985
    S&T Dynamics Co., Ltd.                                     5,750     66,566
    S&T Motiv Co., Ltd.                                        2,830     76,446
    S-1 Corp.                                                  1,719    130,752
    S-MAC Co., Ltd.                                            1,630     13,867
    S-Oil Corp.                                                3,490    204,245
    Saeron Automotive Corp.                                    3,700     37,841
*   Sajo Industries Co., Ltd.                                    870     29,488

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
SOUTH KOREA -- (Continued)
    Sam Yung Trading Co., Ltd.                                 3,760 $   71,460
    Samchully Co., Ltd.                                          607     91,181
    SAMHWA Paints Industrial Co., Ltd.                         1,500     22,364
    Samick THK Co., Ltd.                                       1,380     10,485
    Samjin Pharmaceutical Co., Ltd.                              380      6,853
    Samkwang Glass                                               530     25,125
    Samlip General Foods Co., Ltd.                               205     14,771
    Samsung Electro-Mechanics Co., Ltd.                       15,522    997,620
    Samsung Electronics Co., Ltd.                              4,072  5,309,716
    Samsung Electronics Co., Ltd. GDR                          1,801  1,162,660
*   Samsung Engineering Co., Ltd.                              1,437    107,871
    Samsung Fine Chemicals Co., Ltd.                           3,638    145,330
    Samsung Fire & Marine Insurance Co., Ltd.                  4,584  1,088,841
    Samsung Heavy Industries Co., Ltd.                        22,890    627,013
    Samsung Life Insurance Co., Ltd.                           3,127    291,031
    Samsung SDI Co., Ltd.                                      5,030    738,638
    Samsung Securities Co., Ltd.                              12,452    475,853
    Samsung Techwin Co., Ltd.                                  3,840    215,596
    Samyang Foods Co., Ltd.                                      870     26,905
    Samyang Holdings Corp.                                     1,808    126,063
    SBS Media Holdings Co., Ltd.                              17,020     72,191
    Seah Besteel Corp.                                         4,160    112,384
    SeAH Holdings Corp.                                          341     35,901
    SeAH Steel Corp.                                             470     56,008
    Sebang Co., Ltd.                                           2,650     45,919
*   Seegene, Inc.                                              1,050     57,579
    Sejong Industrial Co., Ltd.                                4,410     74,095
*   Seohee Construction Co., Ltd.                             59,786     34,989
    Seoul Semiconductor Co., Ltd.                              2,704    108,842
*   Seowon Co., Ltd.                                             880      1,339
*   Sewon Cellontech Co., Ltd.                                 9,690     26,390
    Sewon Precision Industry Co., Ltd.                           410     10,542
    SFA Engineering Corp.                                        595     25,724
*   SG Corp.                                                  18,100     10,756
    Shin Poong Pharmaceutical Co., Ltd.                          816      3,620
    Shinhan Financial Group Co., Ltd.                         11,050    482,315
    Shinhan Financial Group Co., Ltd. ADR                     21,150    922,140
    Shinsegae Co., Ltd.                                        1,834    398,179
    Shinsegae International Co., Ltd.                            500     35,887
*   Shinsung Solar Energy Co., Ltd.                            8,513     12,256
    Silicon Works Co., Ltd.                                    3,171     70,808
    Silla Co., Ltd.                                            1,850     44,500
*   Simm Tech Co., Ltd.                                        5,984     34,605
*   SK Broadband Co., Ltd.                                    45,962    190,633
    SK C&C Co., Ltd.                                           1,247    171,172
    SK Chemicals Co., Ltd.                                     3,118    181,850
#*  SK Communications Co., Ltd.                                5,796     41,986
    SK Gas, Ltd.                                               1,624    149,211
    SK Holdings Co., Ltd.                                      5,718  1,014,260
*   SK Hynix, Inc.                                            23,180    903,868
    SK Innovation Co., Ltd.                                    5,204    596,167
*   SK Networks Co., Ltd.                                     32,770    302,127

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------ -----------
SOUTH KOREA -- (Continued)
*   SK Securities Co., Ltd.                                  97,610 $    69,941
    SK Telecom Co., Ltd.                                        191      39,547
    SK Telecom Co., Ltd. ADR                                  6,000     138,540
    SKC Co., Ltd.                                             5,040     167,118
    SL Corp.                                                  5,700      98,303
*   SM Entertainment Co.                                      2,832     134,151
    Songwon Industrial Co., Ltd.                              2,850      28,057
    Soulbrain Co., Ltd.                                       1,192      47,602
*   Ssangyong Cement Industrial Co., Ltd.                     4,260      38,980
#*  STS Semiconductor & Telecommunications                    9,264      21,179
#*  STX Corp. Co., Ltd.                                       8,910      10,865
*   STX Engine Co., Ltd.                                      4,720      16,033
    Suheung Co., Ltd.                                           930      34,500
    Sung Kwang Bend Co., Ltd.                                 3,846      90,197
*   Sungshin Cement Co., Ltd.                                 3,440      38,051
    Sungwoo Hitech Co., Ltd.                                 10,091     163,000
*   Suprema, Inc.                                             1,355      33,622
*   Synopex, Inc.                                            20,990      37,514
    Taekwang Industrial Co., Ltd.                               100     128,860
*   Taewoong Co., Ltd.                                        3,281      79,311
*   Taeyoung Engineering & Construction Co., Ltd.            14,580      91,232
#*  Taihan Electric Wire Co., Ltd.                           20,377      41,823
    Tongyang Life Insurance                                   9,040      88,004
*   Top Engineering Co., Ltd.                                 1,477       6,401
*   Toray Chemical Korea, Inc.                               10,460     146,871
    TS Corp.                                                  1,160      35,436
    Uju Electronics Co., Ltd.                                   629      11,173
    Unid Co., Ltd.                                            1,490      96,064
    Vieworks Co., Ltd.                                          893      22,607
*   WeMade Entertainment Co., Ltd.                              537      23,411
*   WillBes & Co. (The)                                      12,360      13,791
*   Wonik IPS Co., Ltd.                                       8,326      83,386
    Woojeon & Handan Co., Ltd.                                5,947      37,093
*   Woongjin Energy Co., Ltd.                                11,640      26,339
*   Woongjin Thinkbig Co., Ltd.                               2,400      18,732
    Wooree ETI Co., Ltd.                                      9,835      26,899
*   Woori Finance Holdings Co., Ltd.                         45,560     499,793
*   Woori Finance Holdings Co., Ltd. ADR                      1,400      46,207
    Woori Investment & Securities Co., Ltd.                  30,977     262,356
*   Woori Investment Bank                                    63,070      27,734
    Y G-1 Co., Ltd.                                           4,426      49,383
    YG Entertainment, Inc.                                      904      54,161
    Youlchon Chemical Co., Ltd.                               1,990      27,222
    Young Poong Corp.                                           198     228,047
    Young Poong Precision Corp.                               2,267      21,336
    Youngone Corp.                                            8,136     332,547
    Youngone Holdings Co., Ltd.                               2,034     144,989
    Yuhan Corp.                                               1,428     251,189
                                                                    -----------
TOTAL SOUTH KOREA                                                    73,408,882
                                                                    -----------
SPAIN -- (2.1%)
    Abengoa SA(BLM7FQ6)                                         214       1,191

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
SPAIN -- (Continued)
    Abengoa SA(BLM7FS8)                                        1,643 $    7,319
    Abengoa SA(7174823)                                        8,363     46,531
    Abengoa SA Class B                                        54,248    241,526
    Abertis Infraestructuras SA                               27,334    615,265
#   Acciona SA                                                 6,947    565,109
    Acerinox SA                                               20,003    349,782
    ACS Actividades de Construccion y Servicios SA             9,674    415,248
    Adveo Group International SA                               1,759     41,875
    Almirall SA                                                9,125    152,833
    Amadeus IT Holding SA Class A                             22,329    928,674
*   Atresmedia Corp de Medios de Comunicaion SA                8,289    119,271
    Banco Bilbao Vizcaya Argentaria SA                       103,536  1,275,329
    Banco Bilbao Vizcaya Argentaria SA Sponsored ADR         159,880  1,974,521
    Banco de Sabadell SA                                     567,939  1,932,288
    Banco Popular Espanol SA                                 228,593  1,684,481
    Banco Santander SA                                       756,343  7,522,335
    Banco Santander SA Sponsored ADR                         183,902  1,831,664
*   Bankia SA                                                 88,620    181,017
    Bankinter SA                                             101,786    779,321
*   Baron de Ley                                                 336     35,350
    Bolsas y Mercados Espanoles SA                            12,510    545,003
    CaixaBank SA                                             155,897    950,150
#*  Caja de Ahorros del Mediterraneo                           4,397         --
*   Campofrio Food Group SA                                    6,611     63,271
*   Cementos Portland Valderrivas SA                              33        338
    Cie Automotive SA                                          3,451     43,950
    Construcciones y Auxiliar de Ferrocarriles SA                239    114,476
*   Deoleo SA                                                133,169     73,025
    Distribuidora Internacional de Alimentacion SA            42,274    378,161
    Duro Felguera SA                                           8,737     59,611
    Ebro Foods SA                                             12,200    281,117
    Elecnor SA                                                 4,850     69,715
    Enagas SA                                                 29,255    901,310
    Ence Energia y Celulosa SA                                33,113     97,529
*   Ercros SA                                                 16,413     10,951
    Faes Farma SA                                             37,476    116,122
    Ferrovial SA                                              36,757    817,047
    Fluidra SA                                                 4,609     20,945
*   Fomento de Construcciones y Contratas SA                  13,309    293,582
*   Gamesa Corp. Tecnologica SA                               59,173    588,169
    Gas Natural SDG SA                                        33,472    959,810
    Grifols SA                                                11,550    617,433
    Grupo Catalana Occidente SA                                9,075    355,087
*   Grupo Ezentis SA                                          21,173     34,681
    Iberdrola SA                                             408,687  2,854,897
    Inditex SA                                                 4,905    736,961
    Indra Sistemas SA                                         26,609    499,771
*   Jazztel P.L.C.                                            44,224    679,192
    Mapfre SA                                                105,197    443,669
*   Mediaset Espana Comunicacion SA                           31,136    345,501
    Melia Hotels International SA                             10,462    132,345
    Miquel y Costas & Miquel SA                                1,408     58,707

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
SPAIN -- (Continued)
*   Natra SA                                                 13,809 $    36,411
*   NH Hoteles SA                                            37,446     239,237
    Obrascon Huarte Lain SA                                  13,193     611,641
    Papeles y Cartones de Europa SA                          10,190      56,375
*   Pescanova SA                                              2,936          --
*   Promotora de Informaciones SA Class A                   188,894     105,496
    Prosegur Cia de Seguridad SA                             32,569     218,081
*   Realia Business SA                                       20,311      37,550
    Red Electrica Corp. SA                                   11,186     920,788
    Repsol SA                                                39,448   1,062,121
    Repsol SA Sponsored ADR                                  41,596   1,120,596
*   Sacyr SA                                                 70,688     465,578
    Tecnicas Reunidas SA                                      4,798     289,001
*   Telecomunicaciones y Energia                              8,716      20,927
    Telefonica SA                                            91,157   1,529,807
#   Telefonica SA Sponsored ADR                              43,078     721,556
    Tubacex SA                                               36,604     179,509
    Tubos Reunidos SA                                        23,354      72,356
    Vidrala SA                                                2,797     148,044
    Viscofan SA                                               6,063     315,946
*   Vocento SA                                                6,696      21,572
    Zardoya Otis SA                                          17,271     302,980
*   Zeltia SA                                                14,916      56,271
                                                                    -----------
TOTAL SPAIN                                                          42,375,299
                                                                    -----------
SWEDEN -- (2.5%)
    AarhusKarlshamn AB                                        5,900     395,083
    Acando AB                                                11,914      27,545
*   Active Biotech AB                                         2,646      14,016
    AddTech AB Class B                                        3,391      51,985
    AF AB Class B                                             7,438     270,123
    Alfa Laval AB                                            15,412     410,628
    Assa Abloy AB Class B                                    22,199   1,178,202
    Atlas Copco AB Class A                                   14,335     416,902
    Atlas Copco AB Class B                                    6,716     183,181
    Atrium Ljungberg AB Class B                               1,150      18,235
    Avanza Bank Holding AB                                    1,371      51,471
    Axfood AB                                                 2,798     149,098
    Axis Communications AB                                    7,382     220,119
    B&B Tools AB Class B                                      5,450     100,007
    Beijer AB G&L Class B                                     2,908      59,152
    Beijer Alma AB                                            2,767      78,256
    Beijer Electronics AB                                     1,176      11,473
    Betsson AB                                                6,273     229,329
    Bilia AB Class A                                          7,100     235,744
    BillerudKorsnas AB                                       42,063     614,722
    BioGaia AB Class B                                        1,910      57,397
*   Bjoern Borg AB(B8ZRVS6)                                   4,436       1,016
    Bjoern Borg AB(BLP5VH0)                                   4,436      17,183
    Boliden AB                                               68,765   1,050,199
    Byggmax Group AB                                         11,405      95,555
    Castellum AB                                             27,670     471,849

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
SWEDEN -- (Continued)
*   CDON Group AB                                              5,064 $   20,707
    Clas Ohlson AB Class B                                     4,200     93,156
*   Cloetta AB Class B                                         6,849     22,625
#   Concentric AB                                             13,233    187,228
    Corem Property Group AB Class B                            1,440      5,534
    Dios Fastigheter AB                                        9,517     77,307
    Duni AB                                                    7,223    120,652
    Electrolux AB Series B                                    43,531  1,209,977
#   Elekta AB Class B                                         27,690    386,433
    Enea AB                                                    6,373     61,441
*   Eniro AB                                                  30,646    245,213
    Fabege AB                                                 22,205    311,934
*   Fastighets AB Balder                                       6,448     82,722
    FinnvedenBulten AB                                         2,763     32,033
    Getinge AB Class B                                        20,538    601,943
    Gunnebo AB                                                11,036     62,986
    Haldex AB                                                 16,177    207,504
    Hennes & Mauritz AB Class B                               21,987    899,992
    Hexagon AB Class B                                        37,053  1,186,275
    Hexpol AB                                                  5,500    521,118
    HIQ International AB(BLNMLM8)                             11,814     71,774
*   HIQ International AB(B97F1H4)                             11,814      4,706
    Holmen AB Class B                                         14,678    518,765
    Hufvudstaden AB Class A                                    6,318     92,626
    Husqvarna AB Class A                                      20,121    166,534
    Husqvarna AB Class B                                      88,274    737,051
    ICA Gruppen AB                                            10,953    368,417
    Industrial & Financial Systems Class B                     3,666    105,164
    Indutrade AB                                               3,105    135,119
    Intrum Justitia AB                                        12,456    361,116
    JM AB                                                     18,653    633,827
*   KappAhl AB                                                16,275     99,871
    Klovern AB                                                 9,524     52,376
#   KNOW IT AB                                                 4,124     43,779
    Kungsleden AB                                             24,285    198,361
    Lagercrantz AB Class B                                     3,024     60,909
*   Lindab International AB                                   18,482    230,412
    Loomis AB Class B                                         13,853    377,872
*   Lundin Petroleum AB                                       23,533    505,165
    Meda AB Class A                                           59,494  1,069,401
*   Medivir AB Class B                                         6,391    113,447
    Mekonomen AB                                               1,820     48,837
*   Micronic Mydata AB                                        28,090     79,851
    Millicom International Cellular SA                         3,786    375,249
    Modern Times Group AB Class B                             11,891    530,543
    NCC AB Class A                                             1,616     57,535
    NCC AB Class B                                            24,626    862,784
    Nederman Holding AB                                           53      1,367
    Net Entertainment AB                                       5,323      2,456
    Net Entertainment AB B Shares                              5,323    128,118
*   Net Insight AB Class B                                    22,728      6,293
    New Wave Group AB Class B                                  9,339     63,521

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
SWEDEN -- (Continued)
    Nibe Industrier AB Class B                                15,558 $  436,841
    Nobia AB                                                  40,048    364,547
    Nolato AB Class B                                          7,292    166,504
    Nordea Bank AB                                           222,773  3,228,114
    Nordnet AB Class B                                        25,543    125,713
*   Orexo AB                                                   4,807     78,045
    Oriflame Cosmetics SA                                      2,373     60,765
*   PA Resources AB                                            1,989      2,086
    Peab AB                                                   51,796    401,046
*   Pricer AB Class B                                         33,823     30,618
    Proffice AB Class B                                       13,012     47,439
    Ratos AB Class B                                          31,065    316,912
    ReadSoft AB Class B                                          781      2,103
*   Rezidor Hotel Group AB                                    15,502     96,069
    Saab AB Class B                                           15,995    491,493
    Sagax AB Class B                                           4,530     21,646
    Sandvik AB                                                83,367  1,184,805
*   SAS AB                                                    49,484    106,416
    Scania AB Class B                                         11,384    346,829
    Securitas AB Class B                                      62,693    757,873
    Semcon AB                                                  3,284     35,468
    Skandinaviska Enskilda Banken AB Class A                 146,352  2,021,548
    Skandinaviska Enskilda Banken AB Class C                     886     12,051
    Skanska AB Class B                                        72,846  1,672,492
    SKF AB Class A                                             1,000     25,759
    SKF AB Class B                                            26,278    682,390
    SkiStar AB                                                 3,440     45,416
*   SSAB AB Class A                                           27,273    238,115
#*  SSAB AB Class B                                           19,718    149,175
    Svenska Cellulosa AB Class A                               8,697    243,216
    Svenska Cellulosa AB Class B                              79,422  2,232,793
    Svenska Handelsbanken AB Class A                          37,121  1,867,184
    Svenska Handelsbanken AB Class B                             808     39,449
    Sweco AB Class B                                           3,342     52,145
    Swedbank AB Class A                                       71,036  1,901,059
    Swedish Match AB                                          18,087    620,508
*   Swedish Orphan Biovitrum AB                               30,705    337,645
    Systemair AB                                                 682     11,114
    Tele2 AB Class B                                          87,300  1,115,616
    Telefonaktiebolaget LM Ericsson Class A                   12,842    148,030
    Telefonaktiebolaget LM Ericsson Class B                  123,302  1,486,832
    Telefonaktiebolaget LM Ericsson Sponsored ADR             90,500  1,085,095
    TeliaSonera AB                                           197,026  1,434,163
*   TradeDoubler AB                                           13,109     29,251
*   Transcom WorldWide SA                                     83,981     18,651
    Transmode AB                                                 682      9,102
    Trelleborg AB Class B                                     54,244  1,160,633
    Unibet Group P.L.C.                                        5,257    283,197
    Vitrolife AB                                               4,005     70,542
    Volvo AB Class A                                          24,295    391,150
    Volvo AB Class B                                          75,408  1,194,021
    Volvo AB Sponsored ADR                                     1,200     18,888

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
SWEDEN -- (Continued)
    Wallenstam AB Class B                                    13,425 $   220,369
    Wihlborgs Fastigheter AB                                  9,465     182,485
                                                                    -----------
TOTAL SWEDEN                                                         50,149,912
                                                                    -----------
SWITZERLAND -- (5.4%)
    ABB, Ltd.                                               141,970   3,418,082
#   ABB, Ltd. Sponsored ADR                                  55,400   1,325,168
    Actelion, Ltd.                                           10,350   1,018,995
    Adecco SA                                                23,752   1,994,029
    AFG Arbonia-Forster Holding AG                            3,805     126,845
    Allreal Holding AG                                        3,692     520,647
    Alpiq Holding AG                                            648      79,519
    ams AG                                                    2,507     377,987
    APG SGA SA                                                  145      49,845
    Aryzta AG                                                22,161   2,048,462
    Ascom Holding AG                                         10,841     201,677
    Autoneum Holding AG                                         562     119,229
    Bachem Holding AG Class B                                   894      50,481
    Baloise Holding AG                                       12,070   1,469,807
    Bank Coop AG                                              1,545      75,554
    Banque Cantonale de Geneve                                  133      33,978
    Banque Cantonale Vaudoise                                   768     455,874
    Banque Privee Edmond de Rothschild SA                         1      18,426
    Barry Callebaut AG                                          404     549,055
*   Basilea Pharmaceutica                                     1,544     161,777
    Basler Kantonalbank                                       1,030      89,037
    Belimo Holding AG                                            41     115,482
    Bell AG                                                      22      60,472
    Berner Kantonalbank AG                                    1,080     264,959
    BKW AG                                                    1,558      57,237
*   Bobst Group SA                                            1,950      99,253
    Bossard Holding AG Class A                                1,456     200,557
    Bucher Industries AG                                      1,604     522,464
    Burckhardt Compression Holding AG                           583     302,179
    Burkhalter Holding AG                                       533      50,289
    Calida Holding AG                                           792      33,296
    Carlo Gavazzi Holding AG                                     41      10,667
*   Charles Voegele Holding AG                                1,422      23,413
    Cie Financiere Richemont SA                              25,724   2,617,160
    Cie Financiere Tradition SA                                 475      25,858
    Clariant AG                                              74,334   1,465,859
    Coltene Holding AG                                          641      41,376
    Conzzeta AG                                                  35     138,480
    Credit Suisse Group AG                                  133,018   4,217,021
    Credit Suisse Group AG Sponsored ADR                     90,936   2,879,943
    Daetwyler Holding AG                                      1,803     285,081
    DKSH Holding AG                                           1,081      89,210
*   Dufry AG                                                  5,262     870,843
    EFG International AG                                     14,116     178,864
    Emmi AG                                                     576     211,349
    EMS-Chemie Holding AG                                       886     345,715
    Energiedienst Holding AG                                  1,334      48,339

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
SWITZERLAND -- (Continued)
    Flughafen Zuerich AG                                      1,026 $   647,284
    Forbo Holding AG                                            467     483,391
    Galenica AG                                                 942     959,219
    GAM Holding AG                                           41,481     755,498
    Gategroup Holding AG                                      6,127     190,911
    Geberit AG                                                3,490   1,165,625
    Georg Fischer AG                                          1,369   1,086,034
    Givaudan SA                                                 993   1,567,127
    Gurit Holding AG                                            121      63,219
    Helvetia Holding AG                                       1,543     769,106
    Holcim, Ltd.                                             29,548   2,710,036
    Huber & Suhner AG                                         2,687     147,806
    Implenia AG                                               3,047     223,427
    Inficon Holding AG                                          385     137,893
    Interroll Holding AG                                        127      79,017
    Intershop Holdings AG                                       193      74,598
    Julius Baer Group, Ltd.                                  54,162   2,536,970
    Kaba Holding AG Class B                                     866     417,160
    Kardex AG                                                 1,417      72,588
    Komax Holding AG                                          1,188     183,886
    Kudelski SA                                              11,129     191,932
    Kuehne + Nagel International AG                           2,593     354,569
    Kuoni Reisen Holding AG                                     886     391,269
    LEM Holding SA                                               55      45,431
    Liechtensteinische Landesbank AG                          1,899      94,004
*   LifeWatch AG                                              1,022      12,372
    Lindt & Spruengli AG                                          5     291,692
#   Logitech International SA(H50430232)                      5,400      72,630
    Logitech International SA(B18ZRK2)                       30,755     417,120
    Lonza Group AG                                           14,498   1,517,369
    Luzerner Kantonalbank AG                                    753     309,876
    Metall Zug AG                                                40     120,620
#*  Meyer Burger Technology AG                               22,889     282,990
    Micronas Semiconductor Holding AG                         7,468      66,484
*   Mobilezone Holding AG                                     4,831      54,987
    Mobimo Holding AG                                         1,608     345,601
*   Myriad Group AG                                           8,397      12,594
    Nestle SA                                               127,298   9,838,132
    Nobel Biocare Holding AG                                 12,275     171,225
    Novartis AG                                               9,303     808,733
    Novartis AG ADR                                         117,451  10,211,190
    OC Oerlikon Corp. AG                                     45,072     717,983
*   Orascom Development Holding AG                              924      14,393
*   Orell Fuessli Holding AG                                    152      17,585
    Orior AG                                                  1,175      75,925
    Panalpina Welttransport Holding AG                        1,841     289,102
    Partners Group Holding AG                                 2,070     566,802
    Phoenix Mecano AG                                           178     114,534
    PSP Swiss Property AG                                     2,990     287,384
    PubliGroupe AG                                              443      88,751
    Rieter Holding AG                                         1,014     229,287
    Roche Holding AG(7108918)                                   424     123,773

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES    VALUE++
                                                           ------- ------------
SWITZERLAND -- (Continued)
    Roche Holding AG(7110388)                               17,635 $  5,173,158
    Romande Energie Holding SA                                  49       63,989
    Schaffner Holding AG                                       144       42,254
    Schindler Holding AG                                     1,376      210,033
*   Schmolz + Bickenbach AG                                160,352      230,059
    Schweiter Technologies AG                                  241      182,181
    Schweizerische National-Versicherungs-Gesellschaft AG    3,503      242,761
    SGS SA                                                     275      686,977
    Siegfried Holding AG                                       806      151,037
    Sika AG                                                    398    1,610,386
    Sonova Holding AG                                        3,736      539,720
    St Galler Kantonalbank AG                                  653      280,474
    Straumann Holding AG                                       472      104,742
    Sulzer AG                                                5,816      897,422
    Swatch Group AG (The)(7184725)                           3,316    2,132,321
    Swatch Group AG (The)(7184736)                           4,098      494,464
    Swiss Life Holding AG                                    8,107    1,997,367
    Swiss Re AG                                             51,583    4,510,473
    Swisscom AG                                              1,386      843,213
*   Swisslog Holding AG                                     61,788       71,033
    Swissquote Group Holding SA                              2,565      101,110
    Syngenta AG ADR                                         13,102    1,029,162
    Tamedia AG                                                 430       56,664
    Tecan Group AG                                           1,906      238,376
    Temenos Group AG                                        13,356      478,880
*   Tornos Holding AG                                        1,468       10,428
    U-Blox AG                                                1,839      225,151
    UBS AG(H89231338)                                      159,324    3,331,465
    UBS AG(B18YFJ4)                                        124,654    2,606,997
    Valiant Holding AG                                       3,018      334,148
    Valora Holding AG                                          795      224,799
    Vaudoise Assurances Holding SA Class B                     195       89,095
    Verwaltungs- und Privat-Bank AG                            851       84,844
    Vetropack Holding AG                                        57      109,804
*   Von Roll Holding AG                                     14,867       28,891
    Vontobel Holding AG                                      6,359      249,243
*   Walter Meier AG                                            480       25,930
    WM Technologie, Ltd.                                       480       11,453
    Ypsomed Holding AG                                         537       57,432
    Zehnder Group AG                                         2,160       94,193
*   Zueblin Immobilien Holding AG                            4,474        8,741
    Zug Estates Holding AG                                      36       48,457
    Zuger Kantonalbank AG                                       25      135,224
    Zurich Insurance Group AG                               21,258    6,095,916
                                                                   ------------
TOTAL SWITZERLAND                                                   107,887,441
                                                                   ------------
TAIWAN -- (3.5%)
#   A-DATA Technology Co., Ltd.                             48,000      114,654
    Ability Enterprise Co., Ltd.                           120,530       76,057
    AcBel Polytech, Inc.                                   108,540      142,620
    Accton Technology Corp.                                113,929       67,851
#*  Acer, Inc.                                             647,810      400,603

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES   VALUE++
                                                             --------- --------
TAIWAN -- (Continued)
    ACES Electronic Co., Ltd.                                    6,000 $  6,935
    ACHEM Technology Corp.                                      61,579   44,579
*   Acme Electronics Corp.                                      19,000   31,981
    Acter Co., Ltd.                                             10,000   38,465
*   Action Electronics Co., Ltd.                                61,921   12,358
    Actron Technology Corp.                                     10,000   42,330
    Adlink Technology, Inc.                                     17,000   31,353
    Advanced Ceramic X Corp.                                     8,000   39,586
    Advanced International Multitech Co., Ltd.                   7,000    7,170
    Advanced Semiconductor Engineering, Inc.                   509,644  593,462
    Advanced Semiconductor Engineering, Inc. ADR                36,804  217,512
    Advancetek Enterprise Co., Ltd.                             36,000   39,340
    Advantech Co., Ltd.                                         28,600  185,238
*   AGV Products Corp.                                         114,969   36,247
    Airtac International Group                                   3,000   32,267
    ALI Corp.                                                   66,000   68,607
    Allis Electric Co., Ltd.                                     8,000    2,527
    Alpha Networks, Inc.                                        70,000   55,532
    Altek Corp.                                                110,498  111,587
    Ambassador Hotel (The)                                      55,000   50,749
    AMPOC Far-East Co., Ltd.                                    24,000   20,329
    AmTRAN Technology Co., Ltd.                                244,823  169,541
    Anpec Electronics Corp.                                     35,000   28,541
    Apacer Technology, Inc.                                     25,450   25,214
    APCB, Inc.                                                  39,000   26,737
    Apex Biotechnology Corp.                                    31,226   67,482
    Arcadyan Technology Corp.                                   25,561   40,127
    Ardentec Corp.                                              78,780   66,955
*   Arima Communications Corp.                                  58,708   34,648
    Asia Cement Corp.                                          251,009  330,226
*   Asia Optical Co., Inc.                                      90,000   89,830
#   Asia Plastic Recycling Holding, Ltd.                        18,240   38,689
    Asia Polymer Corp.                                          99,000   76,766
    Asia Vital Components Co., Ltd.                             82,053   52,499
    ASROCK, Inc.                                                 6,000   22,865
    Asustek Computer, Inc.                                      79,502  821,974
    Aten International Co., Ltd.                                19,000   59,857
*   AU Optronics Corp.                                       2,025,980  770,210
*   AU Optronics Corp. Sponsored ADR                            21,622   81,299
    Audix Corp.                                                 16,000   15,452
    Aurora Corp.                                                33,000   60,892
    AV Tech Corp.                                               12,000   32,437
    Avermedia Technologies                                      35,000   14,436
    Bank of Kaohsiung                                           56,753   17,882
*   BenQ Materials Corp.                                         9,000   11,052
    BES Engineering Corp.                                      426,000  111,904
    Bizlink Holding, Inc.                                        8,000   42,152
    Boardtek Electronics Corp.                                  47,000   52,893
*   Bright Led Electronics Corp.                                22,000   11,482
    C Sun Manufacturing, Ltd.                                   26,000   24,817
    Capella Microsystems Taiwan, Inc.                           14,591   55,778
    Capital Securities Corp.                                   433,448  148,670

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES   VALUE++
                                                             --------- --------
TAIWAN -- (Continued)
    Career Technology MFG. Co., Ltd.                            96,000 $135,543
    Carnival Industrial Corp.                                   28,000    7,485
#   Catcher Technology Co., Ltd.                                59,360  501,210
    Cathay Financial Holding Co., Ltd.                         348,279  492,461
    Cathay Real Estate Development Co., Ltd.                   223,000  129,402
#*  Center Laboratories, Inc.                                   16,933   41,134
    Central Reinsurance Co., Ltd.                               28,560   15,271
*   Champion Building Materials Co., Ltd.                       74,526   26,435
    Chang Hwa Commercial Bank                                  799,975  465,090
    Chang Wah Electromaterials, Inc.                             8,682   22,790
    Charoen Pokphand Enterprise                                 64,000   56,579
    Chaun-Choung Technology Corp.                               25,000   66,500
    CHC Resources Corp.                                         22,000   51,233
    Chenbro Micom Co., Ltd.                                      8,000   12,295
    Cheng Loong Corp.                                          244,360  106,104
    Cheng Shin Rubber Industry Co., Ltd.                        97,341  279,582
    Cheng Uei Precision Industry Co., Ltd.                     110,051  221,514
*   Chenming Mold Industry Corp.                                20,000   24,815
    Chia Chang Co., Ltd.                                        24,000   28,482
*   Chia Hsin Cement Corp.                                      61,338   32,197
    Chicony Electronics Co., Ltd.                               68,018  177,131
    Chien Kuo Construction Co., Ltd.                            75,250   34,065
    Chilisin Electronics Corp.                                  18,400   14,139
    Chimei Materials Technology Corp.                           62,000   72,210
    Chin-Poon Industrial Co., Ltd.                             126,126  236,739
*   China Airlines, Ltd.                                       745,019  249,347
    China Chemical & Pharmaceutical Co., Ltd.                   99,000   73,054
    China Development Financial Holding Corp.                1,704,573  488,887
    China Ecotek Corp.                                          11,000   27,679
    China Electric Manufacturing Corp.                          73,000   30,744
    China General Plastics Corp.                                60,420   30,550
    China Glaze Co., Ltd.                                       29,599   15,119
    China Life Insurance Co., Ltd.                             445,653  390,426
    China Metal Products                                       102,246  117,939
    China Motor Corp.                                           80,000   72,462
    China Petrochemical Development Corp.                      529,031  208,592
    China Steel Chemical Corp.                                   8,000   46,159
    China Steel Corp.                                          679,296  570,820
    China Steel Structure Co., Ltd.                             24,000   26,470
    China Synthetic Rubber Corp.                               118,224  113,167
*   China Wire & Cable Co., Ltd.                                61,000   24,062
    Chinese Maritime Transport, Ltd.                            41,000   48,319
#   Chipbond Technology Corp.                                  155,000  265,476
#   Chong Hong Construction Co.                                 48,625  134,318
    Chroma ATE, Inc.                                            65,560  169,111
*   Chun YU Works & Co., Ltd.                                    8,000    3,374
    Chun Yuan Steel                                            160,570   67,320
    Chung Hsin Electric & Machinery Manufacturing Corp.         99,000   66,661
*   Chung Hung Steel Corp.                                     163,212   42,124
*   Chung Hwa Pulp Corp.                                       161,470   48,273
    Chunghwa Chemical Synthesis & Biotech Co., Ltd.             11,000   15,562
*   Chunghwa Picture Tubes, Ltd.                               951,656   59,128

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES   VALUE++
                                                             --------- --------
TAIWAN -- (Continued)
    Chunghwa Telecom Co., Ltd.                                  47,727 $149,245
    Chunghwa Telecom Co., Ltd. ADR                               3,011   94,515
    Cleanaway Co., Ltd.                                          6,000   33,933
    Clevo Co.                                                   71,401  131,617
*   CMC Magnetics Corp.                                        757,000  116,737
    Collins Co., Ltd.                                           54,802   20,429
    Compal Electronics, Inc.                                 1,063,747  758,911
    Compeq Manufacturing Co., Ltd.                             288,000  188,853
    Continental Holdings Corp.                                 124,000   47,059
    Coretronic Corp.                                           211,000  251,979
*   Cosmos Bank Taiwan                                         129,195   63,734
    Coxon Precise Industrial Co., Ltd.                          27,000   45,709
    CSBC Corp. Taiwan                                           86,740   52,655
    CTBC Financial Holding Co., Ltd.                         1,243,134  739,627
    CTCI Corp.                                                 134,444  214,708
    Cub Elecparts, Inc.                                          2,000   17,741
    Cyberlink Corp.                                             23,535   72,313
#   CyberTAN Technology, Inc.                                   42,424   41,381
    D-Link Corp.                                               186,062  121,913
    DA CIN Construction Co., Ltd.                               36,000   33,514
    Dafeng TV, Ltd.                                              8,200   14,057
*   Danen Technology Corp.                                      65,000   32,932
    Darfon Electronics Corp.                                    51,000   35,489
    Daxin Materials Corp.                                       24,000   42,955
    Delpha Construction Co., Ltd.                               53,321   29,729
    Delta Electronics, Inc.                                     45,320  278,250
    Depo Auto Parts Ind Co., Ltd.                               32,000  128,900
*   Dynamic Electronics Co., Ltd.                               68,183   25,600
#   Dynapack International Technology Corp.                     27,000   70,444
#*  E Ink Holdings, Inc.                                       192,000  127,964
    E-Lead Electronic Co., Ltd.                                 21,000   50,268
    E-LIFE MALL Corp.                                           18,000   38,044
*   E-Ton Solar Tech Co., Ltd.                                  60,022   37,125
    E.Sun Financial Holding Co., Ltd.()                         86,878    9,350
    E.Sun Financial Holding Co., Ltd.(6433912)                 953,734  576,876
*   Eastern Media International Corp.                          136,330   59,356
    Eclat Textile Co., Ltd.                                     33,308  365,200
    Edimax Technology Co., Ltd.                                 52,313   25,269
    Edison Opto Corp.                                           20,000   23,820
    eGalax_eMPIA Technology, Inc.                                6,000   17,006
    Elan Microelectronics Corp.                                104,000  192,617
    Elite Advanced Laser Corp.                                  13,000   48,810
    Elite Material Co., Ltd.                                    84,162   75,267
    Elite Semiconductor Memory Technology, Inc.                 70,000  127,652
    Elitegroup Computer Systems Co., Ltd.                      127,100   94,197
    eMemory Technology, Inc.                                    13,000   91,812
    ENG Electric Co., Ltd.                                      50,000   40,738
    EnTie Commercial Bank                                      112,000   49,726
*   Episil Technologies, Inc.                                  131,000   51,093
    Epistar Corp.                                              235,169  514,633
    Eternal Chemical Co., Ltd.                                 146,140  152,591
*   Etron Technology, Inc.                                     155,000   84,090

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
TAIWAN -- (Continued)
*   Eva Airways Corp.                                       344,380 $174,690
*   Everest Textile Co., Ltd.                                13,000    4,812
    Evergreen International Storage & Transport Corp.       161,000   98,811
*   Evergreen Marine Corp. Taiwan, Ltd.                     441,399  250,948
    Everlight Chemical Industrial Corp.                      99,477   91,351
#   Everlight Electronics Co., Ltd.                         105,225  246,582
*   Everspring Industry Co., Ltd.                            16,000   22,858
    Excelsior Medical Co., Ltd.                              19,172   35,799
    Far Eastern Department Stores, Ltd.                     225,343  209,920
    Far Eastern International Bank                          298,048  104,681
    Far Eastern New Century Corp.                           377,225  386,526
    Far EasTone Telecommunications Co., Ltd.                116,000  250,813
    Faraday Technology Corp.                                 69,395   94,591
    Farglory Land Development Co., Ltd.                      89,575  146,915
    Federal Corp.                                           155,232  110,907
    Feng Hsin Iron & Steel Co.                               96,000  160,959
    Feng TAY Enterprise Co., Ltd.                            37,470  103,757
#   Firich Enterprises Co., Ltd.                             37,777  187,962
*   First Copper Technology Co., Ltd.                        49,000   17,145
    First Financial Holding Co., Ltd.                       849,650  498,414
    First Hotel                                              49,097   31,153
    First Insurance Co., Ltd.                                35,000   21,821
    First Steamship Co., Ltd.                                83,509   48,740
#   FLEXium Interconnect, Inc.                               51,588  140,433
    Flytech Technology Co., Ltd.                              9,862   37,942
    Forhouse Corp.                                           82,000   33,339
    Formosa Advanced Technologies Co., Ltd.                  24,000   18,474
    Formosa Chemicals & Fibre Corp.                         161,821  391,861
#*  Formosa Epitaxy, Inc.                                    88,000   50,546
    Formosa International Hotels Corp.                        4,400   51,750
#*  Formosa Laboratories, Inc.                               12,191   30,773
    Formosa Optical Technology Co., Ltd.                      9,000   30,732
    Formosa Petrochemical Corp.                              14,000   35,213
    Formosa Plastics Corp.                                  116,927  301,716
    Formosan Rubber Group, Inc.                             117,000  109,570
    Formosan Union Chemical                                  67,167   32,715
    Founding Construction & Development Co., Ltd.            38,685   24,114
    Foxconn Technology Co., Ltd.                            166,312  413,822
    Foxlink Image Technology Co., Ltd.                       30,000   22,209
*   Froch Enterprise Co., Ltd.                               29,000   10,203
    FSP Technology, Inc.                                     34,782   37,365
    Fubon Financial Holding Co., Ltd.                       521,019  674,345
    Fullerton Technology Co., Ltd.                           19,000   17,134
*   Fulltech Fiber Glass Corp.                              120,965   49,765
    Fwusow Industry Co., Ltd.                                68,394   34,452
    G Shank Enterprise Co., Ltd.                             89,000   67,044
#   G Tech Optoelectronics Corp.                             45,000   51,501
*   Gamania Digital Entertainment Co., Ltd.                   2,000    2,388
    Gemtek Technology Corp.                                  83,348   75,339
#*  Genesis Photonics, Inc.                                  56,408   38,170
    Genius Electronic Optical Co., Ltd.                       9,625   33,085
    Genmont Biotech, Inc.                                     5,000    7,618

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
TAIWAN -- (Continued)
    GeoVision, Inc.                                            4,400 $   23,970
    Getac Technology Corp.                                    95,000     50,640
    Giant Manufacturing Co., Ltd.                             18,760    146,888
    Giga Solar Materials Corp.                                 3,000     69,504
#*  Gigastorage Corp.                                         91,450    111,122
*   Gintech Energy Corp.                                      81,394     83,776
    Global Mixed Mode Technology, Inc.                        12,000     37,810
    Global Unichip Corp.                                      11,000     30,642
*   Globe Union Industrial Corp.                              41,000     27,103
    Gloria Material Technology Corp.                         150,150    121,798
*   Gold Circuit Electronics, Ltd.                            71,070     19,509
    Goldsun Development & Construction Co., Ltd.             310,624    109,670
    Gourmet Master Co., Ltd.                                   8,000     64,851
    Grand Pacific Petrochemical                              206,000    131,163
    Grape King Bio, Ltd.                                      14,000     62,776
    Great China Metal Industry                                26,000     33,793
    Great Taipei Gas Co., Ltd.                                41,000     32,146
    Great Wall Enterprise Co., Ltd.                          108,252    112,154
#*  Green Energy Technology, Inc.                             62,581     52,060
*   GTM Corp.                                                 27,000     17,273
    Hannstar Board Corp.                                      49,096     17,763
#*  HannStar Display Corp.                                   643,000    223,038
*   HannsTouch Solution, Inc.                                218,026     59,776
*   Harvatek Corp.                                            22,663     13,535
    Hey Song Corp.                                            83,500     87,712
    Highwealth Construction Corp.                             75,118    167,716
    Hitron Technology, Inc.                                   42,000     26,077
    Hiwin Technologies Corp.                                  11,416    108,732
    Ho Tung Chemical Corp.                                   251,386    112,176
*   Hocheng Corp.                                             66,000     22,232
    Holiday Entertainment Co., Ltd.                           12,000     15,234
    Holtek Semiconductor, Inc.                                35,000     63,022
    Holy Stone Enterprise Co., Ltd.                           48,878     65,969
    Hon Hai Precision Industry Co., Ltd.                     745,498  2,141,042
    Hon Hai Precision Industry Co., Ltd. GDR                  37,872    217,602
    Hong TAI Electric Industrial                              72,000     24,821
    Horizon Securities Co., Ltd.                             142,000     41,949
#   Hota Industrial Manufacturing Co., Ltd.                   21,038     33,746
    Hotai Motor Co., Ltd.                                     28,000    328,544
*   Howarm Construction Co., Ltd.                             30,000     26,220
    Hsin Kuang Steel Co., Ltd.                                51,000     32,443
    Hsin Yung Chien Co., Ltd.                                  4,000     12,345
#   HTC Corp.                                                 78,522    403,811
    Hu Lane Associate, Inc.                                    6,431     21,364
    HUA ENG Wire & Cable                                      87,000     33,732
    Hua Nan Financial Holdings Co., Ltd.                     775,992    437,169
    Huaku Development Co., Ltd.                               75,540    185,111
    Huang Hsiang Construction Co.                             25,000     38,036
    Hung Poo Real Estate Development Corp.                    73,695     65,976
    Hung Sheng Construction, Ltd.                            137,500     89,131
*   Hwa Fong Rubber Co., Ltd.                                 95,397     66,292
    I-Chiun Precision Industry Co., Ltd.                      61,000     44,071

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES   VALUE++
                                                             --------- --------
TAIWAN -- (Continued)
    I-Sheng Electric Wire & Cable Co., Ltd.                     25,000 $ 37,528
    Ibase Technology, Inc.                                       4,195    8,147
    Ichia Technologies, Inc.                                    63,000   77,371
    IEI Integration Corp.                                       44,625   64,171
    ILI Technology Corp.                                         7,349   14,451
    Infortrend Technology, Inc.                                 60,320   37,861
#*  Innolux Corp.                                            1,683,477  581,558
#*  Inotera Memories, Inc.                                     452,634  464,939
    Integrated Memory Logic, Ltd.                               16,000   43,828
    International Games System Co., Ltd.                         6,000   17,122
    Inventec Corp.                                             553,945  510,784
    ITE Technology, Inc.                                        53,193   58,480
    ITEQ Corp.                                                  68,835   79,475
#*  J Touch Corp.                                               19,000   14,506
    Jentech Precision Industrial Co., Ltd.                      23,000   77,407
    Jess-Link Products Co., Ltd.                                25,000   23,608
    Jih Sun Financial Holdings Co., Ltd.                       316,659   85,592
    Johnson Health Tech Co., Ltd.                                7,247   17,643
    Kao Hsing Chang Iron & Steel                                44,850   19,355
#   Kaori Heat Treatment Co., Ltd.                              13,115   31,328
    Kaulin Manufacturing Co., Ltd.                              25,000   22,013
    KD Holding Corp.                                             7,000   40,794
    KEE TAI Properties Co., Ltd.                                63,790   43,455
    Kenda Rubber Industrial Co., Ltd.                          142,083  330,461
*   Kenmec Mechanical Engineering Co., Ltd.                     68,000   31,416
    Kerry TJ Logistics Co., Ltd.                                38,000   45,686
    King Slide Works Co., Ltd.                                   9,000  117,367
    King Yuan Electronics Co., Ltd.                            360,545  275,327
    King's Town Bank                                           212,000  196,855
    Kingdom Construction Co.                                    76,000   78,569
    Kinik Co.                                                   26,000   71,646
    Kinko Optical Co., Ltd.                                     62,000   57,117
    Kinpo Electronics                                          338,000  126,107
    Kinsus Interconnect Technology Corp.                        50,000  189,053
    KMC Kuei Meng International, Inc.                            4,000   17,529
    KS Terminals, Inc.                                          15,162   25,301
    Kung Long Batteries Industrial Co., Ltd.                    16,000   52,492
    Kung Sing Engineering Corp.                                 91,000   41,306
    Kuo Toong International Co., Ltd.                           40,000   67,969
    Kuoyang Construction Co., Ltd.                              71,387   36,306
    Kwong Fong Industries                                       53,200   34,718
    KYE Systems Corp.                                           67,040   28,939
    LAN FA Textile                                              28,922    8,946
    Largan Precision Co., Ltd.                                   5,000  313,044
    LCY Chemical Corp.                                          84,286   86,754
    Leader Electronics, Inc.                                    40,000   18,447
    Lealea Enterprise Co., Ltd.                                206,584   72,580
    LEE CHI Enterprises Co., Ltd.                               96,000   53,867
    Lelon Electronics Corp.                                     35,000   34,066
*   Leofoo Development Co.                                      34,417   13,008
#   LES Enphants Co., Ltd.                                      22,025   14,858
    Lextar Electronics Corp.                                    46,500   45,521

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES   VALUE++
                                                             --------- --------
TAIWAN -- (Continued)
*   Li Peng Enterprise Co., Ltd.                               132,092 $ 61,796
    Lian HWA Food Corp.                                          7,560    9,787
    Lien Hwa Industrial Corp.                                  152,284   96,356
    Lingsen Precision Industries, Ltd.                         142,000   93,705
    Lite-On Semiconductor Corp.                                 62,000   45,541
    Lite-On Technology Corp.                                   404,672  619,056
    Long Bon International Co., Ltd.                            93,000   57,838
    Long Chen Paper Co., Ltd.                                  191,546   83,800
    Longwell Co.                                                23,000   30,466
    Lotes Co., Ltd.                                             16,000   52,030
    Lumax International Corp., Ltd.                             23,705   56,145
    Lung Yen Life Service Corp.                                 20,000   54,476
    Macroblock, Inc.                                             4,000   10,498
*   Macronix International                                   1,127,909  266,013
    MacroWell OMG Digital Entertainment Co., Ltd.                6,000   16,846
    Makalot Industrial Co., Ltd.                                28,000  147,240
    Marketech International Corp.                               22,000   15,972
    Masterlink Securities Corp.                                246,000   80,356
    Mayer Steel Pipe Corp.                                      29,700   13,472
    Maywufa Co., Ltd.                                           49,000   24,097
    MediaTek, Inc.                                              25,048  392,502
*   Medigen Biotechnology Corp.                                  6,298   75,882
    Mega Financial Holding Co., Ltd.                           932,748  714,095
    Mercuries & Associates, Ltd.                                54,322   35,989
*   Mercuries Life Insurance Co., Ltd.                         103,000   57,677
    Merida Industry Co., Ltd.                                   19,800  132,747
    Merry Electronics Co., Ltd.                                 37,842  205,754
    Micro-Star International Co., Ltd.                         220,394  241,536
#*  Microbio Co., Ltd.                                          52,881   54,027
#*  Microelectronics Technology, Inc.                           87,213   46,478
    Microlife Corp.                                              9,000   24,432
#   MIN AIK Technology Co., Ltd.                                17,000   92,132
    Mirle Automation Corp.                                      46,505   42,278
*   Mitac Holdings Corp.                                       145,520  117,743
#*  Motech Industries, Inc.                                     69,000  116,939
    MPI Corp.                                                   21,000   51,648
    Nak Sealing Technologies Corp.                              10,000   45,433
    Namchow Chemical Industrial Co., Ltd.                       36,000   69,417
*   Nan Kang Rubber Tire Co., Ltd.                              91,183  103,662
    Nan Ya Plastics Corp.                                      246,187  539,851
#*  Nan Ya Printed Circuit Board Corp.                          43,214   61,020
    Nantex Industry Co., Ltd.                                   41,445   26,020
*   Nanya Technology Corp.                                     152,000   24,939
    National Petroleum Co., Ltd.                                67,000   59,910
#*  Neo Solar Power Corp.                                      110,640  131,382
    Netronix, Inc.                                              18,000   46,988
    New Era Electronics Co., Ltd.                               16,000   19,780
*   Newmax Technology Co., Ltd.                                 12,523   27,747
    Nien Hsing Textile Co., Ltd.                                60,271   59,473
    Novatek Microelectronics Corp.                              74,000  343,022
#*  Ocean Plastics Co., Ltd.                                    29,000   38,915
#*  Oneness Biotech Co., Ltd.                                   31,000   64,647

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                               SHARES  VALUE++
                                                               ------- --------
TAIWAN -- (Continued)
    OptoTech Corp.                                             184,000 $ 88,851
*   Orient Semiconductor Electronics, Ltd.                     103,000   29,091
    Oriental Union Chemical Corp.                              146,992  146,164
    Orise Technology Co., Ltd.                                  15,000   27,081
    Pacific Hospital Supply Co., Ltd.                            8,000   20,681
*   Pan Jit International, Inc.                                158,940   72,298
    Pan-International Industrial Corp.                          77,620   57,226
    Parade Technologies, Ltd.                                    6,000   51,321
    Paragon Technologies Co., Ltd.                               7,423   20,280
    PChome Online, Inc.                                         11,000   75,626
    Pegatron Corp.                                             408,261  619,536
*   PharmaEngine, Inc.                                           6,000   50,296
    Phihong Technology Co., Ltd.                                69,000   46,237
    Phison Electronics Corp.                                    39,000  265,587
    Phoenix Tours International, Inc.                            7,000   11,602
#*  Phytohealth Corp.                                           30,000   36,580
#*  Pihsiang Machinery Manufacturing Co., Ltd.                  29,000   29,374
#   Pixart Imaging, Inc.                                        28,000   54,871
    Polytronics Technology Corp.                                 8,000   19,089
    Portwell, Inc.                                              18,000   19,381
    Posiflex Technologies, Inc.                                  8,000   41,641
    Pou Chen Corp.                                             416,528  530,359
*   Power Quotient International Co., Ltd.                      50,000   23,197
*   Powercom Co., Ltd.                                          16,150    2,514
    Powertech Technology, Inc.                                 195,900  317,050
    Poya Co., Ltd.                                               9,070   56,601
    President Chain Store Corp.                                 25,768  191,743
    President Securities Corp.                                 204,422  112,144
    Prime Electronics Satellitics, Inc.                         29,400   21,043
    Prince Housing & Development Corp.                         224,900  104,103
    Promate Electronic Co., Ltd.                                33,000   38,715
    Promise Technology, Inc.                                    34,874   46,158
*   Qisda Corp.                                                466,875  151,754
    Quanta Computer, Inc.                                       97,007  266,166
*   Quintain Steel Co., Ltd.                                    73,000   16,138
    Radiant Opto-Electronics Corp.                              59,782  241,029
#   Radium Life Tech Co., Ltd.                                 195,532  153,248
    Realtek Semiconductor Corp.                                 77,098  220,120
    Rechi Precision Co., Ltd.                                   72,996   78,464
    Rich Development Co., Ltd.                                 171,814   80,852
    Richtek Technology Corp.                                    22,000  126,409
*   Ritek Corp.                                                908,759  142,382
    Ruentex Development Co., Ltd.                              105,550  187,054
    Ruentex Engineering & Construction Co.                      13,000   30,143
    Ruentex Industries, Ltd.                                   105,501  250,905
#   Run Long Construction Co., Ltd.                             17,000   16,281
    Sampo Corp.                                                 82,155   31,594
    San Fang Chemical Industry Co., Ltd.                        10,502   10,277
    San Shing Fastech Corp.                                     21,000   61,401
    Sanyang Industry Co., Ltd.                                 227,900  208,694
    Scientech Corp.                                              8,000   14,929
    SDI Corp.                                                   19,000   28,162

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES   VALUE++
                                                             --------- --------
TAIWAN -- (Continued)
    Senao International Co., Ltd.                               13,000 $ 34,242
    Sercomm Corp.                                               61,000  123,011
    Sesoda Corp.                                                38,850   40,508
    ShenMao Technology, Inc.                                    14,922   19,959
    Shih Wei Navigation Co., Ltd.                               83,100   55,930
    Shihlin Electric & Engineering Corp.                        57,000   68,906
#*  Shihlin Paper Corp.                                         16,000   22,667
    Shin Kong Financial Holding Co., Ltd.                    1,789,133  541,904
    Shin Zu Shing Co., Ltd.                                     33,549   91,073
*   Shining Building Business Co., Ltd.                         47,960   38,334
    Shinkong Insurance Co., Ltd.                                75,000   58,310
    Shinkong Synthetic Fibers Corp.                            410,799  132,262
    Shinkong Textile Co., Ltd.                                  70,000   88,260
    Shuttle, Inc.                                              166,000   65,006
    Sigurd Microelectronics Corp.                               75,000   74,673
    Siliconware Precision Industries Co.                       302,000  447,494
    Silitech Technology Corp.                                   30,442   41,262
    Simplo Technology Co., Ltd.                                 44,000  229,221
    Sinbon Electronics Co., Ltd.                                72,000  107,356
    Sincere Navigation Corp.                                    79,125   68,909
    Sinmag Equipment Corp.                                       8,000   44,569
*   Sino-American Silicon Products, Inc.                       116,000  194,640
    Sinon Corp.                                                 74,000   43,259
    SinoPac Financial Holdings Co., Ltd.                     1,266,848  565,495
#   Sinphar Pharmaceutical Co., Ltd.                            25,586   43,359
    Sinyi Realty Co.                                            38,303   68,297
    Sirtec International Co., Ltd.                              34,000   61,855
    Sitronix Technology Corp.                                   21,000   41,691
*   Siward Crystal Technology Co., Ltd.                         22,000   12,797
    Solar Applied Materials Technology Co.                     103,000   91,570
#*  Solartech Energy Corp.                                      60,296   45,311
*   Solytech Enterprise Corp.                                   31,000   10,479
    Sonix Technology Co., Ltd.                                  63,000  118,496
    Southeast Cement Co., Ltd.                                  33,000   17,508
    Sporton International, Inc.                                 10,100   44,461
    St Shine Optical Co., Ltd.                                   9,000  191,081
    Standard Chemical & Pharmaceutical Co., Ltd.                20,330   27,577
    Standard Foods Corp.                                        33,961   93,433
    Stark Technology, Inc.                                      41,000   39,467
    Sunonwealth Electric Machine Industry Co., Ltd.             39,000   30,132
    Sunrex Technology Corp.                                     80,000   35,712
    Sunspring Metal Corp.                                        9,000   18,231
    Supreme Electronics Co., Ltd.                               69,151   37,930
    Sweeten Construction Co., Ltd.                              25,500   16,617
    Syncmold Enterprise Corp.                                   16,000   27,833
#   Synmosa Biopharma Corp.                                     16,971   22,363
    Synnex Technology International Corp.                      237,248  369,219
    T-Mac Techvest PCB Co., Ltd.                                42,000   31,292
    TA Chen Stainless Pipe                                     154,827   86,224
*   Ta Chong Bank, Ltd.                                        420,892  140,246
    Ta Ya Electric Wire & Cable                                 86,860   21,190
    TA-I Technology Co., Ltd.                                   25,202   13,906

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
TAIWAN -- (Continued)
    Tah Hsin Industrial Co., Ltd.                             11,000 $   10,466
    Taichung Commercial Bank                                 360,706    120,173
    TaiDoc Technology Corp.                                   10,000     29,605
    Taiflex Scientific Co., Ltd.                              49,000     95,249
    Taimide Tech, Inc.                                        21,000     21,782
    Tainan Enterprises Co., Ltd.                              48,000     50,808
    Tainan Spinning Co., Ltd.                                246,845    166,078
    Taishin Financial Holding Co., Ltd.                    1,675,880    761,183
*   Taisun Enterprise Co., Ltd.                               47,741     20,239
*   Taita Chemical Co., Ltd.                                 116,424     39,179
    Taiwan Acceptance Corp.                                   21,000     53,247
*   Taiwan Business Bank                                     791,085    230,822
    Taiwan Cement Corp.                                      495,137    786,742
    Taiwan Chinsan Electronic Industrial Co., Ltd.            14,000     26,949
    Taiwan Cogeneration Corp.                                100,993     67,066
    Taiwan Cooperative Financial Holding Co., Ltd.           709,544    377,454
    Taiwan Fertilizer Co., Ltd.                              193,000    384,065
    Taiwan Fire & Marine Insurance Co.                        50,040     38,908
    Taiwan FU Hsing Industrial Co., Ltd.                      17,000     17,514
    Taiwan Glass Industry Corp.                              178,142    163,088
    Taiwan Hon Chuan Enterprise Co., Ltd.                     66,492    137,161
    Taiwan Hopax Chemicals Manufacturing Co., Ltd.            29,000     23,505
*   Taiwan Land Development Corp.                            142,703     52,507
*   Taiwan Life Insurance Co., Ltd.                          100,006     76,945
    Taiwan Line Tek Electronic                                10,000      9,491
    Taiwan Mobile Co., Ltd.                                   19,800     63,912
    Taiwan Navigation Co., Ltd.                               34,000     25,015
    Taiwan Paiho, Ltd.                                        80,892    106,343
    Taiwan PCB Techvest Co., Ltd.                             41,800     59,496
#   Taiwan Prosperity Chemical Corp.                          40,000     39,145
*   Taiwan Pulp & Paper Corp.                                 93,280     35,085
    Taiwan Sakura Corp.                                       58,140     41,737
    Taiwan Sanyo Electric Co., Ltd.                           12,750     14,531
    Taiwan Secom Co., Ltd.                                    22,000     55,774
    Taiwan Semiconductor Co., Ltd.                           108,000    119,196
    Taiwan Semiconductor Manufacturing Co., Ltd.             454,465  1,785,754
    Taiwan Semiconductor Manufacturing Co., Ltd.
      Sponsored ADR                                           42,673    857,727
    Taiwan Sogo Shin Kong SEC                                 27,000     36,532
*   Taiwan Styrene Monomer                                   161,127     90,651
    Taiwan Surface Mounting Technology Co., Ltd.              44,100     65,950
*   Taiwan TEA Corp.                                         168,704    104,636
    Taiwan Union Technology Corp.                             43,000     42,022
    Taiyen Biotech Co., Ltd.                                  23,733     20,207
*   Tatung Co., Ltd.                                         728,452    230,847
    Te Chang Construction Co., Ltd.                           10,000     10,079
    Teco Electric and Machinery Co., Ltd.                    399,000    433,896
    Test Research, Inc.                                       47,532     79,787
    Test-Rite International Co., Ltd.                         99,389     71,369
    Thinking Electronic Industrial Co., Ltd.                  15,000     24,890
    Thye Ming Industrial Co., Ltd.                            34,850     40,164
    Ton Yi Industrial Corp.                                  130,200    138,725
    Tong Hsing Electronic Industries, Ltd.                    38,000    204,306

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES   VALUE++
                                                             --------- --------
TAIWAN -- (Continued)
    Tong Yang Industry Co., Ltd.                                88,041 $126,359
    Tong-Tai Machine & Tool Co., Ltd.                           48,305   48,925
    Topco Scientific Co., Ltd.                                  42,443   79,279
    Topoint Technology Co., Ltd.                                25,494   18,308
    Toung Loong Textile Manufacturing                            8,000   22,901
    Transcend Information, Inc.                                 45,483  150,240
    Tripod Technology Corp.                                    120,970  238,438
    Tsann Kuen Enterprise Co., Ltd.                             12,913   18,255
    TSRC Corp.                                                 107,350  157,637
    Ttet Union Corp.                                            10,000   25,149
#   TTY Biopharm Co., Ltd.                                      15,246   47,725
    Tung Ho Steel Enterprise Corp.                             157,254  134,222
    Tung Thih Electronic Co., Ltd.                               5,492   22,463
    TXC Corp.                                                   82,411  119,073
*   TYC Brother Industrial Co., Ltd.                            67,000   42,526
*   Tycoons Group Enterprise                                   127,354   22,577
*   Tyntek Corp.                                                69,319   23,396
    TZE Shin International Co., Ltd.                            36,729   13,581
    U-Ming Marine Transport Corp.                               69,000  116,192
#   Ubright Optronics Corp.                                     16,000   38,036
    Uni-President Enterprises Corp.                            311,864  527,985
    Unimicron Technology Corp.                                 364,356  310,129
*   Union Bank Of Taiwan                                       252,441   89,931
*   Unitech Printed Circuit Board Corp.                        157,629   61,489
    United Integrated Services Co., Ltd.                        69,000   75,412
    United Microelectronics Corp.                            1,706,453  744,039
#   Unity Opto Technology Co., Ltd.                             62,929   77,805
    Universal Cement Corp.                                      84,000   80,474
*   Unizyx Holding Corp.                                       107,000   59,403
    UPC Technology Corp.                                       159,472   70,851
    USI Corp.                                                  195,518  123,750
    Vanguard International Semiconductor Corp.                 129,000  176,780
#*  Via Technologies, Inc.                                      41,800   30,095
    Visual Photonics Epitaxy Co., Ltd.                          49,300   52,493
    Vivotek, Inc.                                                5,175   24,921
#*  Wafer Works Corp.                                           94,000   48,093
    Wah Hong Industrial Corp.                                    3,423    3,481
    Wah Lee Industrial Corp.                                    35,000   66,996
*   Walsin Lihwa Corp.                                         805,000  264,443
*   Walsin Technology Corp.                                    144,632   43,206
*   Walton Advanced Engineering, Inc.                           69,385   28,801
    Wan Hai Lines, Ltd.                                        226,557  113,052
    Ways Technical Corp., Ltd.                                   9,000   14,138
    Wei Chuan Foods Corp.                                       71,000  105,641
*   Wei Mon Industry Co., Ltd.                                  52,647   16,676
    Weikeng Industrial Co., Ltd.                                86,300   67,937
    Well Shin Technology Co., Ltd.                              15,000   27,462
    Win Semiconductors Corp.                                   107,000   95,661
*   Winbond Electronics Corp.                                  869,000  261,874
#*  Wintek Corp.                                               546,087  183,024
#   Wisdom Marine Lines Co., Ltd.                               47,950   57,668
    Wistron Corp.                                              553,142  462,208

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
TAIWAN -- (Continued)
    Wistron NeWeb Corp.                                      70,507 $   164,743
    WPG Holdings, Ltd.                                      258,301     317,769
    WT Microelectronics Co., Ltd.                            76,518     104,482
    WUS Printed Circuit Co., Ltd.                            65,000      34,548
    XAC Automation Corp.                                     33,000      48,739
    Xxentria Technology Materials Corp.                      18,000      50,968
    Yageo Corp.                                             313,600     149,326
*   Yang Ming Marine Transport Corp.                        349,558     143,163
    YC Co., Ltd.                                             76,596      55,707
    YC INOX Co., Ltd.                                        70,000      65,003
#   YeaShin International Development Co., Ltd.              26,995      18,996
    Yeong Guan Energy Technology Group Co., Ltd.              3,000      13,255
    YFY, Inc.                                               272,344     120,070
*   Yieh Phui Enterprise Co., Ltd.                          202,930      62,737
    Yonyu Plastics Co., Ltd                                   8,000      10,085
    Young Fast Optoelectronics Co., Ltd.                     25,400      24,720
    Young Optics, Inc.                                        9,000      17,865
    Youngtek Electronics Corp.                               25,245      53,596
    Yuanta Financial Holding Co., Ltd.                    1,057,246     527,761
    Yulon Motor Co., Ltd.                                   207,223     322,464
    Yung Chi Paint & Varnish Manufacturing Co., Ltd.         16,000      42,429
    Yungshin Construction & Development Co.                  20,000      50,980
    YungShin Global Holding Corp.                            39,000      71,524
    Yungtay Engineering Co., Ltd.                           104,000     306,838
    Zeng Hsing Industrial Co., Ltd.                          16,423      92,640
    Zenitron Corp.                                           49,000      28,979
    Zhen Ding Technology Holding, Ltd.                       13,650      39,640
*   Zig Sheng Industrial Co., Ltd.                          138,543      42,277
    Zinwell Corp.                                            79,000      81,253
    Zippy Technology Corp.                                   12,000      21,951
                                                                    -----------
TOTAL TAIWAN                                                         70,653,941
                                                                    -----------
THAILAND -- (0.6%)
    Advanced Info Service PCL                                16,300     121,897
    Airports of Thailand PCL                                 55,800     336,248
*   AJ Plast PCL                                             42,900      13,191
    Amata Corp. PCL                                          77,000      37,358
    AP Thailand PCL                                         281,640      49,609
    Asia Plus Securities PCL                                247,700      26,791
    Bangchak Petroleum PCL (The)                            166,300     164,450
    Bangkok Aviation Fuel Services PCL                       35,400      34,459
    Bangkok Bank PCL                                         48,000     280,346
    Bangkok Chain Hospital PCL                              245,675      55,801
    Bangkok Dusit Medical Services PCL                      503,000     230,049
    Bangkok Expressway PCL                                  112,000     118,541
    Bangkok Land PCL                                      2,553,800     128,637
    Bangkok Life Assurance PCL                               56,000     122,435
*   Bangkok Metro PCL                                       677,607      18,846
    Banpu PCL(6368348)                                      136,500     126,545
    Banpu PCL(BJFHBT4)                                      126,000     116,811
    BEC World PCL                                            65,200     110,312
    Berli Jucker PCL                                         22,000      32,463

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                              SHARES   VALUE++
                                                             --------- --------
THAILAND -- (Continued)
    Big C Supercenter PCL                                       46,100 $270,674
    Bumrungrad Hospital PCL                                     14,200   43,004
    Cal-Comp Electronics Thailand PCL                          403,000   32,130
    Central Pattana PCL                                        136,400  190,732
    Central Plaza Hotel PCL                                    177,700  170,232
    CH Karnchang PCL                                           152,300   87,069
    Charoen Pokphand Foods PCL                                 253,500  211,511
    CP ALL PCL                                                  36,100   46,854
    Delta Electronics Thailand PCL                             155,700  274,255
    Diamond Building Products PCL                               23,900    4,468
    DSG International Thailand PCL                              51,400   18,108
    Dynasty Ceramic PCL                                         31,800   51,591
    Eastern Water Resources Development and Management PCL     230,000   78,183
    Electricity Generating PCL                                  22,000   89,400
    Erawan Group PCL (The)                                     152,700   18,026
*   Esso Thailand PCL                                          313,000   60,453
    GFPT PCL                                                   120,600   52,548
    Glow Energy PCL                                             46,000  110,522
*   GMM Grammy PCL                                              35,880   18,184
*   Golden Land Property Development PCL                        40,700    8,993
    Hana Microelectronics PCL                                   59,200   58,999
    Hemaraj Land and Development PCL                         1,110,400  122,158
    Home Product Center PCL                                    272,637   75,405
    Indorama Ventures PCL                                      281,100  206,742
    IRPC PCL                                                 2,076,100  236,095
*   Italian-Thai Development PCL                               719,854   81,862
    Jasmine International PCL                                  543,900  139,505
    Kasikornbank PCL(6364766)                                   34,700  205,348
    Kasikornbank PCL(6888794)                                   26,900  163,345
    KGI Securities Thailand PCL                                120,600   10,808
    Khon Kaen Sugar Industry PCL                               100,600   43,523
    Kiatnakin Bank PCL                                          83,300  110,689
    Krung Thai Bank PCL                                        601,375  336,369
    Land and Houses PCL                                        212,200   66,231
    Lanna Resources PCL                                         48,450   19,314
    Loxley PCL                                                 282,094   34,869
    LPN Development PCL                                        159,800   85,925
    Major Cineplex Group PCL                                   122,200   72,504
    MBK PCL                                                    183,000   85,958
    MCOT PCL                                                    36,000   31,706
    Minor International PCL                                    182,960  139,086
    Precious Shipping PCL                                      165,000  140,219
    Property Perfect PCL                                       613,500   17,821
    Pruksa Real Estate PCL                                     168,300  116,499
    PTT Exploration & Production PCL                            93,585  461,273
    PTT Global Chemical PCL                                    110,845  238,920
    PTT PCL(6420390)                                            66,794  646,061
    PTT PCL(6420408)                                            18,900  182,809
    Quality Houses PCL                                         521,408   52,528
    Ratchaburi Electricity Generating Holding PCL               49,600   81,619
    Robinson Department Store PCL                               53,100   82,866
    Rojana Industrial Park PCL                                 149,500   33,263

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
THAILAND -- (Continued)
    Saha-Union PCL                                            7,000 $     8,166
    Samart Corp. PCL                                        159,200     101,345
    Samart I-Mobile PCL                                     467,600      49,130
    Samart Telcoms PCL                                       79,600      39,357
    Sansiri PCL                                             852,600      50,323
    SC Asset Corp PCL                                       299,812      31,871
    Siam Cement PCL (The)                                    10,400     139,481
    Siam City Cement PCL                                     13,200     157,454
    Siam Commercial Bank PCL (The)(6363172)                  30,100     153,942
    Siam Commercial Bank PCL (The)(6889935)                  15,700      80,295
    Siam Future Development PCL                             117,703      20,369
    Siam Global House PCL                                    69,008      28,789
    Siamgas & Petrochemicals PCL                            130,200      83,689
    Sino Thai Engineering & Construction PCL                 83,571      48,035
    SNC Former PCL                                            8,800       4,596
    Somboon Advance Technology PCL                           37,250      19,914
*   SPCG PCL                                                 54,700      35,836
    Sri Trang Agro-Industry PCL(B05BPF7)                     14,300       6,540
    Sri Trang Agro-Industry PCL(B05BPH9)                    105,300      48,159
    Srithai Superware PCL                                    37,200      29,027
    STP & I PCL                                             245,200     161,396
    Supalai PCL                                             222,900     134,319
*   Tata Steel Thailand PCL                               1,030,600      24,841
*   Thai Airways International PCL(6364971)                  60,600      24,345
*   Thai Airways International PCL(6888868)                 105,000      42,182
    Thai Oil PCL                                             94,000     151,777
*   Thai Reinsurance PCL                                    345,900      34,633
    Thai Stanley Electric PCL                                 9,600      63,189
    Thai Union Frozen Products PCL                           95,760     207,145
    Thai Vegetable Oil PCL                                   59,100      43,649
    Thaicom PCL                                             175,300     219,396
    Thanachart Capital PCL                                   94,500     101,479
*   Thoresen Thai Agencies PCL                              165,965     106,164
    Ticon Industrial Connection PCL                          86,625      42,831
    Tipco Asphalt PCL                                         7,400      12,520
    Tisco Financial Group PCL                                70,800      86,968
    TMB Bank PCL                                          1,842,900     130,985
    Total Access Communication PCL                          114,100     440,745
    Toyo-Thai Corp. PCL                                      19,363      22,738
    TPI Polene PCL                                          242,100      89,029
*   True Corp. PCL(6363923)                                 530,800     110,720
*   True Corp. PCL(6877071)                                 540,290     112,700
    TTW PCL                                                 294,200      90,915
    Union Mosaic Industry PCL (The)                          76,125      19,290
    Univentures PCL                                          39,200       9,509
*   Vanachai Group PCL                                       41,100       5,080
    Vibhavadi Medical Center PCL                             87,600      35,733
    Vinythai PCL                                            124,200      41,067
*   Workpoint Entertainment PCL                              55,400      45,796
                                                                    -----------
TOTAL THAILAND                                                       12,089,504
                                                                    -----------

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
TURKEY -- (0.4%)
    Adana Cimento Sanayii TAS Class A                        12,989 $ 25,167
    Akbank TAS                                              137,568  482,963
    Akcansa Cimento A.S.                                     12,544   73,292
*   Akenerji Elektrik Uretim A.S.                            69,462   42,562
    Akfen Holding A.S.                                       21,328   44,757
    Aksa Akrilik Kimya Sanayii                               33,706  117,551
    Aksigorta A.S.                                           34,947   48,194
    Alarko Holding A.S.                                      14,460   33,306
    Albaraka Turk Katilim Bankasi A.S.                       85,750   68,082
*   Anadolu Anonim Tuerk Sigorta Sirketi                     54,184   37,285
    Anadolu Cam Sanayii A.S.                                 21,831   19,595
    Anadolu Efes Biracilik Ve Malt Sanayii A.S.               4,187   50,216
    Arcelik A.S.                                             44,449  274,749
    Aselsan Elektronik Sanayi Ve Ticaret A.S.                28,662  127,623
#*  Asya Katilim Bankasi A.S.                               130,758  100,931
*   Bagfas Bandirma Gubre Fabrik                              1,050   21,220
*   Baticim Bati Anadolu Cimento Sanayii A.S.                 8,723   25,030
    BIM Birlesik Magazalar A.S.                               8,239  190,721
    Bizim Toptan Satis Magazalari A.S.                        2,396   22,741
    Bolu Cimento Sanayii A.S.                                10,352   12,528
    Borusan Mannesmann Boru Sanayi ve Ticaret A.S.            6,760   22,075
*   Boyner Perakende Ve Tekstil Yatirimlari AS                1,996   50,737
    Bursa Cimento Fabrikasi A.S.                              1,341    2,676
    Cimsa Cimento Sanayi VE Tica                             13,328   77,851
    Coca-Cola Icecek A.S.                                     4,509  105,899
*   Deva Holding A.S.                                        41,856   35,183
*   Dogan Sirketler Grubu Holding A.S.                      254,721   87,167
*   Dogan Yayin Holding A.S.                                107,583   26,082
    Dogus Otomotiv Servis ve Ticaret A.S.                    31,661  120,328
    EGE Seramik Sanayi ve Ticaret A.S.                       19,423   26,581
    EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar
      Sanayi ve Ticaret A.S.                                 49,361   54,108
    Eregli Demir ve Celik Fabrikalari TAS                   345,925  481,347
    Ford Otomotiv Sanayi A.S.                                 9,472  107,179
    Global Yatirim Holding A.S.                              67,511   39,701
    Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S.      2,317   60,575
    Goodyear Lastikleri TAS                                   1,597   50,700
*   GSD Holding                                              50,000   35,632
*   Gubre Fabrikalari TAS                                    42,998   85,617
*   Hurriyet Gazetecilik A.S.                                31,589    9,005
*   Ihlas Holding A.S.                                      197,201   31,811
*   Ipek Dogal Enerji Kaynaklari Ve Uretim A.S.              24,649   31,277
    Is Finansal Kiralama A.S.                                27,329   12,692
*   Izmir Demir Celik Sanayi A.S.                            67,134   91,161
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class A                                                37,361   42,298
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class B                                                23,378   36,110
*   Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.
      Class D                                               213,256  153,174
*   Kerevitas Gida Sanayi ve Ticaret A.S.                       440    8,036
    KOC Holding A.S.                                         49,633  222,413
    Mardin Cimento Sanayii ve Ticaret A.S.                    5,073   11,159
*   Migros Ticaret A.S.                                       6,594   59,605
    NET Holding A.S.                                          8,365    9,482
    Netas Telekomunikasyon A.S.                              11,580   39,907

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
TURKEY -- (Continued)
    Nuh Cimento Sanayi A.S.                                   9,068 $   43,109
    Otokar Otomotiv Ve Savunma Sanayi A.S.                    1,350     33,531
*   Park Elektrik Uretim Madencilik Sanayi ve Ticaret A.S.    8,727     16,349
*   Petkim Petrokimya Holding A.S.                          113,021    161,168
    Pinar Entegre Et ve Un Sanayi A.S.                          487      2,285
    Pinar SUT Mamulleri Sanayii A.S.                          5,677     49,136
*   Sasa Polyester Sanayi A.S.                               49,109     29,152
*   Sekerbank TAS                                            82,699     77,371
    Selcuk Ecza Deposu Ticaret ve Sanayi A.S.                33,531     31,680
    Soda Sanayii A.S.                                        53,900     79,814
*   Tat Gida Sanayi A.S.                                     14,877     15,266
    TAV Havalimanlari Holding A.S.                           18,112    145,424
    Tekfen Holding A.S.                                      39,421     99,825
    Teknosa Ic Ve Dis Ticaret A.S.                            3,806     21,696
*   Tekstil Bankasi A.S.                                     35,952     33,158
    Tofas Turk Otomobil Fabrikasi A.S.                       14,097     86,524
    Trakya Cam Sanayi A.S.                                   76,989     87,811
    Tupras Turkiye Petrol Rafinerileri A.S.                   2,925     66,172
    Turcas Petrol A.S.                                       14,616     17,864
    Turk Hava Yollari                                       157,299    505,055
    Turk Traktor ve Ziraat Makineleri A.S.                      443     12,772
*   Turkcell Iletisim Hizmetleri A.S.                         1,136      6,635
*   Turkcell Iletisim Hizmetleri A.S. ADR                     9,157    132,593
    Turkiye Garanti Bankasi A.S.                            146,300    538,925
    Turkiye Halk Bankasi A.S.                                47,307    318,074
    Turkiye Is Bankasi                                      130,797    309,333
    Turkiye Sinai Kalkinma Bankasi A.S.                     158,735    144,201
    Turkiye Sise ve Cam Fabrikalari A.S.                    124,385    156,135
    Turkiye Vakiflar Bankasi Tao                            114,786    241,064
    Ulker Biskuvi Sanayi A.S.                                18,064    138,430
*   Vestel Beyaz Esya Sanayi ve Ticaret A.S.                 14,500     25,060
*   Vestel Elektronik Sanayi ve Ticaret A.S.                 24,328     21,888
    Yapi ve Kredi Bankasi A.S.                               59,093    123,547
*   Zorlu Enerji Elektrik Uretim A.S.                        29,476     15,947
                                                                    ----------
TOTAL TURKEY                                                         7,833,075
                                                                    ----------
UNITED KINGDOM -- (15.1%)
    4imprint Group P.L.C.                                       532      6,072
    888 Holdings P.L.C.                                      92,692    230,249
    A.G. Barr P.L.C.                                         12,390    129,460
    Aberdeen Asset Management P.L.C.                        174,405  1,289,975
    Acal P.L.C.                                               3,957     23,883
    Admiral Group P.L.C.                                     24,851    586,869
*   Afren P.L.C.                                            357,576    949,801
    African Barrick Gold P.L.C.                              24,832    104,171
*   Aga Rangemaster Group P.L.C.                             23,457     68,956
    Aggreko P.L.C.                                           32,385    864,333
    Alent P.L.C.                                             67,651    364,011
    AMEC P.L.C.                                              74,486  1,555,653
    Amlin P.L.C.                                            122,939    929,502
    Anglo American P.L.C.                                   139,396  3,726,487
    Anglo Pacific Group P.L.C.                                6,015     19,366

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
UNITED KINGDOM -- (Continued)
    Anglo-Eastern Plantations                                   542 $     6,512
    Anite P.L.C.                                             25,991      36,118
    Antofagasta P.L.C.                                       47,754     636,427
    ARM Holdings P.L.C.                                      33,625     508,921
    ARM Holdings P.L.C. Sponsored ADR                         7,813     355,648
    Ashmore Group P.L.C.                                     66,829     396,955
    Ashtead Group P.L.C.                                    118,226   1,751,658
    Associated British Foods P.L.C.                          32,004   1,606,935
    AstraZeneca P.L.C.                                        1,641     129,532
    AstraZeneca P.L.C. Sponsored ADR                         53,810   4,253,680
    Aveva Group P.L.C.                                        4,741     169,041
    Aviva P.L.C.                                            420,432   3,746,801
    Aviva P.L.C. Sponsored ADR                               19,934     357,417
    AZ Electronic Materials SA                               12,705      86,483
    Babcock International Group P.L.C.                       53,786   1,085,614
    BAE Systems P.L.C.                                      284,146   1,922,381
    Balfour Beatty P.L.C.                                   168,670     801,026
    Bank of Georgia Holdings P.L.C.                           5,762     253,429
    Barclays P.L.C.                                         632,712   2,701,707
    Barclays P.L.C. Sponsored ADR                           142,701   2,441,606
    Barratt Developments P.L.C.                             260,366   1,628,371
    BBA Aviation P.L.C.                                     117,727     617,641
    Beazley P.L.C.                                          125,442     520,380
    Bellway P.L.C.                                           30,947     753,644
    Berendsen P.L.C.                                         43,757     764,695
    Berkeley Group Holdings P.L.C.                           26,743   1,037,673
    Betfair Group P.L.C.                                      5,713      93,311
    BG Group P.L.C.                                         258,899   5,237,347
    BHP Billiton P.L.C.                                      51,865   1,683,765
    BHP Billiton P.L.C. ADR                                  34,059   2,203,617
    Bloomsbury Publishing P.L.C.                              1,910       5,179
    Bodycote P.L.C.                                          57,105     704,647
    Booker Group P.L.C.                                     263,783     656,181
    Bovis Homes Group P.L.C.                                 34,061     455,495
    BP P.L.C.                                                 1,306      11,027
    BP P.L.C. Sponsored ADR                                 261,163  13,220,071
    Braemar Shipping Services P.L.C.                            660       5,827
    Brammer P.L.C.                                           10,094      79,809
    Brewin Dolphin Holdings P.L.C.                           58,746     320,453
    British American Tobacco P.L.C.                          12,488     721,119
    British American Tobacco P.L.C. Sponsored ADR             7,041     809,856
    British Polythene Industries P.L.C.                       3,700      39,436
    British Sky Broadcasting Group P.L.C.                    33,203     494,152
    British Sky Broadcasting Group P.L.C. Sponsored ADR       4,853     291,714
    Britvic P.L.C.                                           47,390     580,411
    BT Group P.L.C.                                         112,078     699,663
    BT Group P.L.C. Sponsored ADR                            17,500   1,096,725
*   BTG P.L.C.                                               50,010     449,689
    Bunzl P.L.C.                                             35,708   1,017,383
    Burberry Group P.L.C.                                    48,041   1,206,514
    Bwin.Party Digital Entertainment P.L.C.                 118,209     254,463
    Cable & Wireless Communications P.L.C.                  592,799     529,383

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
UNITED KINGDOM -- (Continued)
*   Cairn Energy P.L.C.                                      88,355 $  275,205
    Cape P.L.C.                                              27,360    138,732
    Capita P.L.C.                                            39,768    729,243
    Capital & Counties Properties P.L.C.                     14,668     82,740
    Capital & Regional P.L.C.                                19,615     15,229
    Carillion P.L.C.                                        112,937    706,466
    Carnival P.L.C.                                          14,078    562,822
    Carnival P.L.C. ADR                                       5,490    219,106
    Castings P.L.C.                                           1,976     15,388
    Catlin Group, Ltd.                                       95,519    853,101
*   Centamin P.L.C.                                         246,447    269,345
    Centrica P.L.C.                                         288,733  1,610,275
    Charles Stanley Group P.L.C.                                382      3,063
    Chemring Group P.L.C.                                    44,696    169,165
    Chesnara P.L.C.                                          25,292    140,512
    Chime Communications P.L.C.                               5,226     30,807
    Cineworld Group P.L.C.                                   35,464    193,405
    Clarkson P.L.C.                                           1,031     46,457
    Close Brothers Group P.L.C.                              36,597    864,467
    Cobham P.L.C.                                           252,109  1,315,218
    Coca-Cola HBC AG ADR                                     23,155    583,274
*   Colt Group SA                                            82,024    181,522
    Communisis P.L.C.                                        17,311     19,065
    Compass Group P.L.C.                                    102,109  1,626,488
    Computacenter P.L.C.                                     17,877    196,802
    Connect Group P.L.C.                                     38,588    117,491
    Consort Medical P.L.C.                                    6,285     93,654
    Costain Group P.L.C.                                     10,133     46,058
    Cranswick P.L.C.                                         10,799    218,097
    Croda International P.L.C.                               16,231    706,933
    CSR P.L.C.                                               49,128    477,349
    Daily Mail & General Trust P.L.C.                        49,748    685,733
    Dairy Crest Group P.L.C.                                 40,543    316,320
    Darty P.L.C.                                             87,142    151,033
    DCC P.L.C.                                               16,837    863,303
    De La Rue P.L.C.                                         16,121    223,391
    Debenhams P.L.C.                                        311,419    422,949
    Dechra Pharmaceuticals P.L.C.                             9,579    111,583
    Development Securities P.L.C.                            24,901    102,322
    Devro P.L.C.                                             37,983    135,602
    Diageo P.L.C.                                            19,831    607,618
    Diageo P.L.C. Sponsored ADR                               6,738    827,292
    Dialight P.L.C.                                           1,657     26,772
    Dignity P.L.C.                                            4,896    118,379
    Diploma P.L.C.                                           26,182    292,197
*   Dixons Retail P.L.C.                                    761,844    579,441
    Domino Printing Sciences P.L.C.                          24,080    315,408
    Domino's Pizza Group P.L.C.                               5,403     46,946
    Drax Group P.L.C.                                       101,341  1,134,411
    DS Smith P.L.C.                                         283,642  1,511,542
    E2V Technologies P.L.C.                                  21,031     59,230
    easyJet P.L.C.                                           35,052    969,878

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
UNITED KINGDOM -- (Continued)
    Electrocomponents P.L.C.                                119,737 $   590,233
    Elementis P.L.C.                                        156,661     735,428
*   EnQuest P.L.C.                                          186,738     433,415
*   Enterprise Inns P.L.C.                                  131,686     303,984
*   Essar Energy P.L.C.                                      60,098      68,197
    Essentra P.L.C.                                          63,189     857,098
    Euromoney Institutional Investor P.L.C.                  10,525     189,957
*   Evraz P.L.C.                                             26,252      42,817
*   Exillon Energy P.L.C.                                     3,012       7,197
    Experian P.L.C.                                          61,660   1,185,535
    F&C Asset Management P.L.C.                             103,600     209,066
    Fenner P.L.C.                                            54,652     382,373
    Ferrexpo P.L.C.                                          39,241      96,791
    Fidessa Group P.L.C.                                      3,492     132,330
*   Findel P.L.C.                                             9,252      42,235
*   Firstgroup P.L.C.                                       285,804     624,531
    Fortune Oil P.L.C.                                      131,020      28,758
    Fresnillo P.L.C.                                          4,140      59,699
    Fuller, Smith & Turner P.L.C.                             1,188      19,336
    G4S P.L.C.                                              315,066   1,257,892
    Galliford Try P.L.C.                                     18,127     364,885
*   Gem Diamonds, Ltd.                                       27,156      76,192
    Genus P.L.C.                                             11,662     199,434
    GKN P.L.C.                                              322,582   2,097,105
    GlaxoSmithKline P.L.C.                                   15,015     414,872
    GlaxoSmithKline P.L.C. Sponsored ADR                     56,544   3,130,841
    Glencore Xstrata P.L.C.                                 553,539   2,986,766
    Go-Ahead Group P.L.C.                                     6,895     229,943
    Grafton Group P.L.C.                                     54,607     537,111
    Greencore Group P.L.C.                                  136,929     604,782
    Greene King P.L.C.                                       55,591     836,932
    Greggs P.L.C.                                            27,640     250,009
    Halfords Group P.L.C.                                    63,601     477,245
    Halma P.L.C.                                             67,669     642,907
    Hargreaves Lansdown P.L.C.                               27,113     536,721
    Hays P.L.C.                                             288,353     735,646
    Headlam Group P.L.C.                                      8,095      66,028
    Helical Bar P.L.C.                                       26,244     161,028
    Henderson Group P.L.C.                                  203,613     865,064
*   Heritage Oil P.L.C.                                      31,684     169,136
    Hikma Pharmaceuticals P.L.C.                             31,813     834,832
    Hill & Smith Holdings P.L.C.                             16,930     159,918
    Hiscox, Ltd.                                             72,944     870,259
    Hochschild Mining P.L.C.                                  1,348       3,762
    Hogg Robinson Group P.L.C.                                5,845       7,324
    Home Retail Group P.L.C.                                227,236     785,171
    Homeserve P.L.C.                                         48,357     275,862
    Howden Joinery Group P.L.C.                             133,281     733,778
    HSBC Holdings P.L.C.                                    343,562   3,510,383
    HSBC Holdings P.L.C. Sponsored ADR                      225,098  11,552,029
    Hunting P.L.C.                                           33,518     479,857
    Huntsworth P.L.C.                                        53,480      54,222

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                           --------- ----------
UNITED KINGDOM -- (Continued)
    Hyder Consulting P.L.C.                                    2,420 $   19,286
    ICAP P.L.C.                                              158,612  1,111,058
    IG Group Holdings P.L.C.                                  98,435  1,058,530
*   Imagination Technologies Group P.L.C.                     28,730     95,602
    IMI P.L.C.                                                34,975    887,046
    Imperial Tobacco Group P.L.C.                             55,627  2,403,886
    Inchcape P.L.C.                                          105,746  1,148,740
    Informa P.L.C.                                           185,435  1,514,324
    Inmarsat P.L.C.                                           89,775  1,104,630
*   Innovation Group P.L.C.                                  161,760     86,697
    InterContinental Hotels Group P.L.C.                      15,276    522,080
    InterContinental Hotels Group P.L.C. ADR                  13,160    452,967
*   International Consolidated Airlines Group SA(B5282K0)     10,448     71,496
*   International Consolidated Airlines Group SA(B5M6XQ7)    239,765  1,639,759
*   International Ferro Metals, Ltd.                          99,556     15,705
    Interserve P.L.C.                                         36,274    406,527
    Intertek Group P.L.C.                                     16,645    819,917
    Investec P.L.C.                                          142,484  1,257,247
*   IP Group P.L.C.                                           26,845     77,895
    ITE Group P.L.C.                                          15,759     61,286
    ITV P.L.C.                                               517,943  1,593,244
    J Sainsbury P.L.C.                                       207,186  1,175,325
    James Fisher & Sons P.L.C.                                 8,415    183,510
    Jardine Lloyd Thompson Group P.L.C.                       12,350    220,379
    JD Sports Fashion P.L.C.                                   4,648    137,932
    JD Wetherspoon P.L.C.                                     23,870    340,075
*   JKX Oil & Gas P.L.C.                                      20,803     19,181
    John Menzies P.L.C.                                       16,607    180,756
    John Wood Group P.L.C.                                    74,616    989,387
    Johnson Matthey P.L.C.                                    30,197  1,670,496
*   Johnston Press P.L.C.                                     11,897      5,077
    Jupiter Fund Management P.L.C.                            79,103    519,802
*   Kazakhmys P.L.C.                                          61,084    246,137
    Kcom Group P.L.C.                                         71,027    112,989
    Keller Group P.L.C.                                       17,976    303,275
    Kentz Corp., Ltd.                                         10,687    130,217
    Kier Group P.L.C.                                          8,732    245,426
    Kingfisher P.L.C.                                        398,044  2,816,710
    Ladbrokes P.L.C.                                         106,544    276,287
    Laird P.L.C.                                              63,232    297,176
*   Lamprell P.L.C.                                           37,039     96,049
    Lancashire Holdings, Ltd.                                 39,807    470,674
    Laura Ashley Holdings P.L.C.                              51,893     22,540
    Lavendon Group P.L.C.                                     42,045    161,119
    Legal & General Group P.L.C.                             989,741  3,543,016
*   Lloyds Banking Group P.L.C.                            1,689,496  2,154,466
#*  Lloyds Banking Group P.L.C. ADR                          453,021  2,342,119
    London Stock Exchange Group P.L.C.                        31,289    958,897
*   Lonmin P.L.C.                                            119,930    575,395
    Lookers P.L.C.                                            50,073    118,200
    Low & Bonar P.L.C.                                        44,867     63,023
    Man Group P.L.C.                                         458,309    764,849

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
UNITED KINGDOM -- (Continued)
    Management Consulting Group P.L.C.                       25,041 $   10,511
    Marks & Spencer Group P.L.C.                            181,594  1,357,653
    Marshalls P.L.C.                                         34,860    104,363
    Marston's P.L.C.                                        158,665    394,515
    McBride P.L.C.                                           42,318     70,285
    Mears Group P.L.C.                                       17,616    149,308
    Mecom Group P.L.C.                                       28,027     62,384
    Meggitt P.L.C.                                          159,098  1,283,302
    Melrose Industries P.L.C.                               239,421  1,156,180
    Michael Page International P.L.C.                        29,561    234,798
    Micro Focus International P.L.C.                         11,685    153,236
    Millennium & Copthorne Hotels P.L.C.                     41,215    386,908
*   Mitchells & Butlers P.L.C.                               50,711    377,822
    Mitie Group P.L.C.                                      110,094    593,038
    Mondi P.L.C.                                             84,604  1,406,449
    Moneysupermarket.com Group P.L.C.                        76,979    237,472
    Morgan Advanced Materials P.L.C.                         74,015    418,913
    Morgan Sindall Group P.L.C.                               8,523    113,938
*   Mothercare P.L.C.                                        19,114     60,387
    N Brown Group P.L.C.                                     29,289    253,849
    National Express Group P.L.C.                           133,590    630,200
    National Grid P.L.C.                                      3,445     48,965
    National Grid P.L.C. Sponsored ADR                       17,429  1,238,505
*   New World Resources P.L.C. Class A                        5,481      3,583
    Next P.L.C.                                              12,985  1,432,529
    Northgate P.L.C.                                         33,867    296,459
    Novae Group P.L.C.                                       10,009     91,621
*   Ocado Group P.L.C.                                       25,424    144,722
    Old Mutual P.L.C.                                       633,171  2,140,170
    Oxford Instruments P.L.C.                                 7,793    169,816
    Pace P.L.C.                                              94,530    582,493
    PayPoint P.L.C.                                           4,568     87,873
    Pearson P.L.C.                                            3,121     58,525
    Pearson P.L.C. Sponsored ADR                             67,350  1,264,159
    Pendragon P.L.C.                                        223,487    117,357
    Pennon Group P.L.C.                                      69,038    883,801
*   Persimmon P.L.C.                                         70,131  1,556,346
*   Petra Diamonds, Ltd.                                     60,663    167,341
    Petrofac, Ltd.                                           32,247    791,420
    Petropavlovsk P.L.C.                                     48,787     56,152
    Phoenix Group Holdings                                   19,643    226,518
    Phoenix IT Group, Ltd.                                    2,221      4,136
    Photo-Me International P.L.C.                            46,648    106,322
    Playtech P.L.C.                                             917     10,350
    Premier Farnell P.L.C.                                   61,011    229,527
*   Premier Foods P.L.C.                                    153,723    149,407
    Premier Oil P.L.C.                                      116,002    664,233
    Provident Financial P.L.C.                                8,011    269,347
    Prudential P.L.C.                                       133,912  3,078,517
    Prudential P.L.C. ADR                                    32,786  1,514,385
*   Punch Taverns P.L.C.                                    158,338     37,510
    PV Crystalox Solar P.L.C.                                14,968      5,511

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
UNITED KINGDOM -- (Continued)
    PZ Cussons P.L.C.                                        33,649 $   196,938
    QinetiQ Group P.L.C.                                    184,953     658,937
*   Quintain Estates & Development P.L.C.                   122,680     210,160
    Randgold Resources, Ltd.                                  5,226     420,082
    Rank Group P.L.C.                                         4,468      12,154
*   Raven Russia, Ltd.                                       32,006      35,167
    Reckitt Benckiser Group P.L.C.                           15,321   1,236,802
    Redrow P.L.C.                                            69,547     336,589
    Reed Elsevier P.L.C.                                     19,573     288,655
    Reed Elsevier P.L.C. Sponsored ADR                        6,110     361,345
    Regus P.L.C.                                            180,829     639,442
    Renishaw P.L.C.                                           6,315     194,227
*   Renold P.L.C.                                             4,231       3,710
    Rentokil Initial P.L.C.                                 296,746     597,930
    Resolution, Ltd.                                        360,639   1,819,367
    Restaurant Group P.L.C. (The)                            37,585     396,857
    Rexam P.L.C.                                            193,099   1,618,926
    Ricardo P.L.C.                                           11,315     129,561
    Rightmove P.L.C.                                         20,854     849,577
    Rio Tinto P.L.C.                                         18,769   1,020,427
#   Rio Tinto P.L.C. Sponsored ADR                           72,416   3,931,465
    RM P.L.C.                                                10,751      25,153
    Robert Walters P.L.C.                                    18,804     101,493
    Rolls-Royce Holdings P.L.C.                             127,711   2,268,464
    Rotork P.L.C.                                            12,381     542,986
*   Royal Bank of Scotland Group P.L.C.                     102,482     519,221
*   Royal Bank of Scotland Group P.L.C. Sponsored ADR        19,222     195,296
    Royal Dutch Shell P.L.C. ADR(780259206)                  34,685   2,731,097
#   Royal Dutch Shell P.L.C. ADR(780259107)                 185,909  15,737,197
    Royal Dutch Shell P.L.C. Class A                          6,278     248,196
    Royal Dutch Shell P.L.C. Class B                         59,695   2,534,709
    RPC Group P.L.C.                                         38,385     389,022
    RPS Group P.L.C.                                         56,373     281,943
    RSA Insurance Group P.L.C.                            1,271,896   2,111,875
    SABMiller P.L.C.                                         28,245   1,537,967
    Sage Group P.L.C. (The)                                 217,428   1,568,412
*   Salamander Energy P.L.C.                                 51,404     116,454
    Savills P.L.C.                                           30,035     304,361
    Schroders P.L.C.(0239581)                                 8,995     296,357
    Schroders P.L.C.(0240549)                                10,666     461,261
    SDL P.L.C.                                               19,688     100,315
    Senior P.L.C.                                           107,367     518,899
    Sepura P.L.C.                                             3,814       8,557
    Serco Group P.L.C.                                       42,024     239,525
*   Severfield-Rowen P.L.C.                                  55,690      57,563
    Severn Trent P.L.C.                                      26,383     822,397
    Shanks Group P.L.C.                                     126,383     218,179
    Shire P.L.C.                                             16,942     968,946
    Shire P.L.C. ADR                                          3,900     669,825
    SIG P.L.C.                                              143,879     466,298
    Smith & Nephew P.L.C.                                    22,900     357,083
    Smith & Nephew P.L.C. Sponsored ADR                       6,600     514,404

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
UNITED KINGDOM -- (Continued)
    Smiths Group P.L.C.                                      66,353 $1,497,832
    Soco International P.L.C.                                58,038    424,180
    Spectris P.L.C.                                          36,237  1,363,477
    Speedy Hire P.L.C.                                      108,594    103,397
    Spirax-Sarco Engineering P.L.C.                          14,221    697,146
    Spirent Communications P.L.C.                            84,310    135,724
    Spirit Pub Co. P.L.C.                                   176,470    233,953
*   Sports Direct International P.L.C.                       38,350    508,508
    SSE P.L.C.                                               58,762  1,515,266
    St Ives P.L.C.                                           14,743     49,397
    St James's Place P.L.C.                                  84,117  1,096,269
    ST Modwen Properties P.L.C.                              42,148    264,657
    Stagecoach Group P.L.C.                                  84,618    530,625
    Standard Chartered P.L.C.                               170,094  3,683,766
    Standard Life P.L.C.                                    361,783  2,338,924
    Sthree P.L.C.                                            10,289     70,291
*   SuperGroup P.L.C.                                         6,063    136,292
    Synergy Health P.L.C.                                    14,056    294,575
    Synthomer P.L.C.                                         45,022    200,689
    TalkTalk Telecom Group P.L.C.                           105,838    512,921
    Tate & Lyle P.L.C.                                       76,820    910,672
    Taylor Wimpey P.L.C.                                    741,551  1,318,808
    Ted Baker P.L.C.                                          2,017     63,038
    Telecity Group P.L.C.                                    21,324    258,626
    Telecom Plus P.L.C.                                       9,064    237,286
    Tesco P.L.C.                                            713,147  3,532,877
*   Thomas Cook Group P.L.C.                                431,076  1,274,303
*   Thorntons P.L.C.                                          5,196     10,662
    Topps Tiles P.L.C.                                       17,420     37,903
    Travis Perkins P.L.C.                                    54,536  1,574,473
    Trifast P.L.C.                                            8,295     12,949
*   Trinity Mirror P.L.C.                                    79,975    234,377
    TT electronics P.L.C.                                    41,933    148,266
    TUI Travel P.L.C.                                       105,022    759,650
    Tullett Prebon P.L.C.                                    58,399    313,901
    Tullow Oil P.L.C.                                        28,875    429,524
    UBM P.L.C.                                               37,493    417,067
    UDG Healthcare P.L.C.                                    68,807    417,160
    Ultra Electronics Holdings P.L.C.                        12,312    353,038
    Unilever P.L.C.                                           9,090    406,623
    Unilever P.L.C. Sponsored ADR                            15,908    711,724
    Unite Group P.L.C. (The)                                 41,394    295,589
    United Utilities Group P.L.C.                            74,985  1,008,624
    United Utilities Group P.L.C. ADR                           154      4,132
    UTV Media P.L.C.                                         16,663     67,487
*   Vectura Group P.L.C.                                     57,716    137,311
    Vedanta Resources P.L.C.                                 28,255    452,454
    Vesuvius P.L.C.                                          67,651    477,181
    Victrex P.L.C.                                           10,851    341,646
    Vitec Group P.L.C. (The)                                  9,130     94,965
    Vodafone Group P.L.C.                                     1,739      6,604
    Vodafone Group P.L.C. Sponsored ADR                     187,163  7,104,725

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                      SHARES     VALUE++
                                                      ------- --------------
UNITED KINGDOM -- (Continued)
    Volex P.L.C.                                        1,054 $        1,841
    Weir Group P.L.C. (The)                            35,036      1,593,685
    WH Smith P.L.C.                                    21,971        407,465
    Whitbread P.L.C.                                   31,532      2,174,950
    William Hill P.L.C.                               173,966      1,042,411
    Wilmington Group P.L.C.                             2,776         10,656
*   Wincanton P.L.C.                                   14,780         29,578
    WM Morrison Supermarkets P.L.C.                   391,883      1,330,312
*   Wolfson Microelectronics P.L.C.                    35,460        140,788
    Wolseley P.L.C.                                    47,032      2,725,238
    Wolseley P.L.C. ADR                                   925          5,403
    WPP P.L.C.                                         34,286        739,261
    WPP P.L.C. Sponsored ADR                           20,117      2,171,228
    WS Atkins P.L.C.                                   18,725        406,114
    Xaar P.L.C.                                         4,665         62,147
    Xchanging P.L.C.                                   53,555        144,054
                                                              --------------
TOTAL UNITED KINGDOM                                             304,512,020
                                                              --------------
UNITED STATES -- (0.0%)
*   Chaparral Gold Corp.                                4,500          2,628
*   Endo International P.L.C.                           1,605        100,616
*   Kofax, Ltd.                                        15,022        112,849
*   McEwen Mining - Minera Andes Acquisition Corp.     19,800         47,149
                                                              --------------
TOTAL UNITED STATES                                                  263,242
                                                              --------------
TOTAL COMMON STOCKS                                            1,943,037,904
                                                              --------------
PREFERRED STOCKS -- (0.7%)
BRAZIL -- (0.6%)
    AES Tiete SA                                       12,900        101,302
    Alpargatas SA                                      14,907         73,541
    Banco ABC Brasil SA                                18,962        110,978
    Banco Bradesco SA                                  24,040        357,837
    Banco Bradesco SA ADR                             151,693      2,255,679
    Banco Daycoval SA                                  11,200         45,207
    Banco do Estado do Rio Grande do Sul SA Class B    41,950        235,360
    Banco Industrial e Comercial SA                    13,600         48,734
*   Banco Panamericano SA                              32,000         53,244
    Braskem SA Class A                                 14,800        101,023
    Centrais Eletricas Brasileiras SA Class B          28,900        163,439
    Centrais Eletricas de Santa Catarina SA             2,600         18,295
    Cia Brasileira de Distribuicao Grupo Pao de
      Acucar                                            2,800        132,481
    Cia de Gas de Sao Paulo Class A                     2,800         61,594
    Cia de Saneamento do Parana                           200            518
    Cia de Transmissao de Energia Eletrica Paulista     5,500         60,803
    Cia Energetica de Minas Gerais                     42,848        326,488
    Cia Energetica de Sao Paulo Class B                16,000        189,654
    Cia Energetica do Ceara Class A                     2,332         36,605
    Cia Ferro Ligas da Bahia - Ferbasa                 11,500         65,501
    Cia Paranaense de Energia                           2,305         33,028
    Eletropaulo Metropolitana Eletricidade de Sao
      Paulo SA                                         14,146         57,796
    Eucatex SA Industria e Comercio                     4,600         11,037

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                         ---------- -----------
BRAZIL -- (Continued)
    Gerdau SA                                                 8,687 $    52,089
*   Gol Linhas Aereas Inteligentes SA                        18,600     119,204
    Itau Unibanco Holding SA                                107,612   1,776,039
    Itau Unibanco Holding SA ADR                             27,755     454,075
    Lojas Americanas SA                                      37,728     285,784
    Marcopolo SA                                             90,600     166,186
    Oi SA                                                     4,430       4,252
    Parana Banco SA                                          12,000      56,778
    Petroleo Brasileiro SA                                   81,035     602,198
    Petroleo Brasileiro SA Sponsored ADR                    126,710   1,875,308
    Randon Participacoes SA                                  33,000     106,559
    Saraiva SA Livreiros Editores                             5,100      36,253
    Suzano Papel e Celulose SA Class A                       72,725     237,117
*   Usinas Siderurgicas de Minas Gerais SA Class A          108,705     425,118
    Vale SA                                                  22,600     267,784
    Vale SA Sponsored ADR                                   104,605   1,241,661
                                                                    -----------
TOTAL BRAZIL                                                         12,246,549
                                                                    -----------
CHILE -- (0.0%)
    Embotelladora Andina SA Class B                          17,884      71,947
                                                                    -----------
COLOMBIA -- (0.0%)
    Avianca Holdings SA                                      40,395      83,749
    Banco Davivienda SA                                       6,782      96,587
                                                                    -----------
TOTAL COLOMBIA                                                          180,336
                                                                    -----------
GERMANY -- (0.1%)
    Porsche Automobil Holding SE                             12,175   1,346,494
                                                                    -----------
INDIA -- (0.0%)
    Zee Entertainment Enterprises, Ltd., 6.000%           1,111,152      14,185
                                                                    -----------
UNITED KINGDOM -- (0.0%)
    McBride P.L.C.                                          719,406       1,215
    Rolls-Royce Holdings P.L.C.                          17,113,274      28,894
                                                                    -----------
TOTAL UNITED KINGDOM                                                     30,109
                                                                    -----------
TOTAL PREFERRED STOCKS                                               13,889,620
                                                                    -----------
RIGHTS/WARRANTS -- (0.0%)

AUSTRALIA -- (0.0%)
*   Aquarius Platinum, Ltd. Rights 05/14/14                  82,820       8,848
*   Bank of Queensland, Ltd. Rights 05/09/14                  9,136          --
                                                                    -----------
TOTAL AUSTRALIA                                                           8,848
                                                                    -----------
AUSTRIA -- (0.0%)
*   Intercell AG                                              4,255          --
                                                                    -----------
BRAZIL -- (0.0%)
*   AMBEV SA Rights 05/27/14                                     35           4
*   Cia De Gas De Sao Paulo Comgas Rights 05/28/14               48          --

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                               SHARES  VALUE++
                                                               ------- --------
BRAZIL -- (Continued)
*   Klabin SA Rights 05/23/14                                    3,248 $    146
                                                                       --------
TOTAL BRAZIL                                                                150
                                                                       --------
FRANCE -- (0.0%)
*   Groupe Fnac                                                      4       20
*   Peugeot SA Warrants 04/29/17                                49,592   94,877
                                                                       --------
TOTAL FRANCE                                                             94,897
                                                                       --------
HONG KONG -- (0.0%)
*   Fosun International, Ltd. Rights 05/12/14                   30,927      155
*   Haitong International Securities Group, Ltd. Rights
      05/23/14                                                  31,500      366
*   Sun Hung Kai Properties 04/22/16                            10,771    7,363
                                                                       --------
TOTAL HONG KONG                                                           7,884
                                                                       --------
ISRAEL -- (0.0%)
*   Africa Israel Investments, Ltd. Rights 05/01/14              1,242    1,070
                                                                       --------
PHILIPPINES -- (0.0%)
*   China Banking Corp. Rights 05/07/14                          8,476    1,055
                                                                       --------
PORTUGAL -- (0.0%)
*   Mota-Engil SGPS SA Rights 12/31/49                          17,204   13,578
                                                                       --------
SOUTH KOREA -- (0.0%)
*   GS Engineering & Construction Corp. Rights 06/03/14          3,240   27,280
*   STS Semiconductor & Telecommunications Rights 05/23/14       3,798    2,444
                                                                       --------
TOTAL SOUTH KOREA                                                        29,724
                                                                       --------
SPAIN -- (0.0%)
*   Banco Santander SA                                         756,342  160,008
                                                                       --------
SWEDEN -- (0.0%)
*   Rezidor Hotel Group Rights 05/21/14                         15,502    7,192
                                                                       --------
TAIWAN -- (0.0%)
    Mercuries Life Insurance Co. Rights 06/17/14                 3,265       11
    YeaShin International Development Co., Ltd. Rights
      05/13/14                                                   1,109       25
                                                                       --------
TOTAL TAIWAN                                                                 36
                                                                       --------
THAILAND -- (0.0%)
*   Lanna Resources PCL Rights 06/30/14                          9,690       90
*   LH W3 Warrants 04/29/17                                     42,440    8,656
*   Samart Corp. PCL Rights 05/31/14                             1,540       --
*   Ticon Industrial Connection PCL Rights 04/28/14             17,325      535
                                                                       --------
TOTAL THAILAND                                                            9,281
                                                                       --------
UNITED KINGDOM -- (0.0%)
*   Babcock International Group P.L.C. Rights 05/06/14          20,687  139,711
                                                                       --------
TOTAL RIGHTS/WARRANTS                                                   473,434
                                                                       --------

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED

                                                        SHARES/
                                                         FACE
                                                        AMOUNT
                                                         (000)       VALUE+
                                                       --------- --------------
SECURITIES LENDING COLLATERAL -- (2.7%)
(S)@ DFA Short Term Investment Fund                    4,598,159 $   53,200,695
                                                                 --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $1,586,331,166)              $2,010,601,653
                                                                 ==============

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ----------------------------------------------
                                   LEVEL 1      LEVEL 2    LEVEL 3    TOTAL
                                 ------------ ------------ ------- ------------
Common Stocks
   Australia                     $  1,981,411 $ 92,315,962   --    $ 94,297,373
   Austria                             87,015    7,853,460   --       7,940,475
   Belgium                          2,323,210   18,683,410   --      21,006,620
   Brazil                          29,589,013           --   --      29,589,013
   Canada                         136,033,117        9,567   --     136,042,684
   Chile                            5,362,415           --   --       5,362,415
   China                            9,143,766   69,386,523   --      78,530,289
   Colombia                         1,493,041           --   --       1,493,041
   Czech Republic                          --    1,058,876   --       1,058,876
   Denmark                            945,020   21,560,681   --      22,505,701
   Egypt                                   --      101,334   --         101,334
   Finland                            258,959   24,625,497   --      24,884,456
   France                          11,392,115  116,469,304   --     127,861,419
   Germany                          7,919,337   98,910,960   --     106,830,297
   Greece                              11,066    3,698,071   --       3,709,137
   Hong Kong                           38,174   38,326,899   --      38,365,073
   Hungary                             29,914      840,059   --         869,973
   India                            1,445,988   26,922,600   --      28,368,588
   Indonesia                          222,828   11,427,336   --      11,650,164
   Ireland                          1,626,222    6,348,201   --       7,974,423
   Israel                           3,231,993    6,959,417   --      10,191,410
   Italy                            2,925,745   39,679,950   --      42,605,695
   Japan                           15,532,660  274,406,053   --     289,938,713
   Malaysia                                --   17,107,095   --      17,107,095
   Mexico                          22,260,255        1,609   --      22,261,864
   Netherlands                     10,878,996   30,608,068   --      41,487,064
   New Zealand                         16,337    4,641,225   --       4,657,562
   Norway                           1,688,502   14,019,387   --      15,707,889
   Peru                               497,269           --   --         497,269
   Philippines                         64,500    6,977,055   --       7,041,555
   Poland                                  --    7,481,979   --       7,481,979
   Portugal                                --    5,510,385   --       5,510,385
   Russia                             233,152    8,985,977   --       9,219,129
   Singapore                               --   20,443,625   --      20,443,625
   South Africa                     4,164,339   27,107,664   --      31,272,003
   South Korea                      4,439,142   68,969,740   --      73,408,882
   Spain                            5,656,847   36,718,452   --      42,375,299
   Sweden                           1,240,279   48,909,633   --      50,149,912
   Switzerland                     18,849,558   89,037,883   --     107,887,441
   Taiwan                           1,260,403   69,393,538   --      70,653,941
   Thailand                        12,089,504           --   --      12,089,504
   Turkey                             132,593    7,700,482   --       7,833,075
   United Kingdom                  82,321,610  222,190,410   --     304,512,020
   United States                      150,393      112,849   --         263,242
Preferred Stocks
   Brazil                          12,246,549           --   --      12,246,549
   Chile                               71,947           --   --          71,947
   Colombia                           180,336           --   --         180,336
   Germany                                 --    1,346,494   --       1,346,494
   India                               14,185           --   --          14,185
   United Kingdom                          --       30,109   --          30,109
Rights/Warrants
   Australia                               --        8,848   --           8,848
   Austria                                 --           --   --              --
   Brazil                                  --          150   --             150
   France                                  --       94,897   --          94,897

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO
CONTINUED


   Hong Kong                               --          7,884 --           7,884
   Israel                                  --          1,070 --           1,070
   Philippines                             --          1,055 --           1,055
   Portugal                                --         13,578 --          13,578
   South Korea                             --         29,724 --          29,724
   Spain                                   --        160,008 --         160,008
   Sweden                                  --          7,192 --           7,192
   Taiwan                                  36             -- --              36
   Thailand                                --          9,281 --           9,281
   United Kingdom                          --        139,711 --         139,711
Securities Lending Collateral              --     53,200,695 --      53,200,695
                                 ------------ -------------- --  --------------
TOTAL                            $410,049,741 $1,600,551,912 --  $2,010,601,653
                                 ============ ============== ==  ==============

                 THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                           SHARES      VALUE+
                                                          --------- ------------
COMMON STOCKS -- (95.2%)
Consumer Discretionary -- (16.9%)
*   1-800-Flowers.com, Inc. Class A                          44,330 $    241,599
    Aaron's, Inc.                                             4,830      142,340
#   AH Belo Corp. Class A                                    14,556      167,540
#*  ALCO Stores, Inc.                                           700        7,063
#   Arctic Cat, Inc.                                          3,436      140,498
#*  Ascent Capital Group, Inc. Class A                        8,564      588,946
#   Autoliv, Inc.                                             9,404      959,020
*   Ballantyne Strong, Inc.                                   9,030       40,816
#*  Barnes & Noble, Inc.                                     12,200      200,080
    Bassett Furniture Industries, Inc.                        2,900       39,991
#   Beasley Broadcasting Group, Inc. Class A                  9,471       72,927
*   Beazer Homes USA, Inc.                                   12,516      237,303
#   bebe stores, Inc.                                        19,551       98,733
    Best Buy Co., Inc.                                      197,800    5,128,954
    Big 5 Sporting Goods Corp.                                8,501      103,797
*   Biglari Holdings, Inc.                                    1,953      837,876
#   Bob Evans Farms, Inc.                                    52,387    2,455,379
#   Bon-Ton Stores, Inc. (The)                                2,986       32,846
*   Books-A-Million, Inc.                                    14,887       35,133
    Brown Shoe Co., Inc.                                     74,697    1,762,102
*   Build-A-Bear Workshop, Inc.                              25,874      290,306
#*  Cabela's, Inc.                                           53,051    3,480,676
#*  Cache, Inc.                                              26,610       70,783
#   Callaway Golf Co.                                       122,359    1,065,747
#*  Cambium Learning Group, Inc.                             37,733       84,522
*   Canterbury Park Holding Corp.                             2,755       30,994
    Carnival Corp.                                          489,649   19,248,102
#   Carriage Services, Inc.                                  20,916      336,538
*   Cavco Industries, Inc.                                    7,600      592,420
    CBS Corp. Class A                                        28,263    1,643,493
    CBS Corp. Class B                                       201,625   11,645,860
*   Christopher & Banks Corp.                                56,231      350,881
    Churchill Downs, Inc.                                     7,682      674,710
*   Citi Trends, Inc.                                         3,415       58,021
*   Coast Distribution System, Inc. (The)                       547        1,750
    Columbia Sportswear Co.                                   4,317      371,176
    Comcast Corp. Class A                                 3,446,875  178,410,250
    Comcast Corp. Special Class A                         1,088,341   55,538,041
#*  Conn's, Inc.                                             25,450    1,125,653
    Core-Mark Holding Co., Inc.                              24,059    1,937,712
#*  Corinthian Colleges, Inc.                                36,345       41,797
    CSS Industries, Inc.                                     13,050      312,809
#   CST Brands, Inc.                                         50,181    1,637,406
    Culp, Inc.                                               10,036      181,150
#*  dELiA*s, Inc.                                            22,143       18,711
#*  Delta Apparel, Inc.                                       7,532      114,712
    Destination Maternity Corp.                                 200        4,932
#*  Destination XL Group, Inc.                               15,601       84,245
    DeVry Education Group, Inc.                               8,757      394,328
    Dillard's, Inc. Class A                                 120,300   11,780,979
*   Discovery Communications, Inc. Class B                    3,762      282,601

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CONTINUED


                                                          SHARES    VALUE+
                                                          ------- -----------
Consumer Discretionary -- (Continued)
*   Dixie Group, Inc. (The)                                11,800 $   177,826
#*  Dorman Products, Inc.                                  20,712   1,191,976
*   Dover Downs Gaming & Entertainment, Inc.                5,935       8,606
    Dover Motorsports, Inc.                                15,098      35,329
#   DR Horton, Inc.                                       208,125   4,637,025
#*  DreamWorks Animation SKG, Inc. Class A                 46,429   1,115,689
#*  Education Management Corp.                             13,202      52,412
#   Educational Development Corp.                           1,679       6,515
    Escalade, Inc.                                            277       4,077
#*  EW Scripps Co. Class A                                 41,061     703,375
*   Federal-Mogul Holdings Corp.                           38,585     664,434
#*  Flanigan's Enterprises, Inc.                              865      12,067
    Flexsteel Industries, Inc.                              2,068      70,974
    Foot Locker, Inc.                                      15,700     730,521
    Fred's, Inc. Class A                                   47,275     861,350
    Frisch's Restaurants, Inc.                                600      14,208
#*  FTD Cos., Inc.                                         24,893     755,254
#*  Fuel Systems Solutions, Inc.                            3,398      35,611
*   Full House Resorts, Inc.                                2,574       5,135
#*  G-III Apparel Group, Ltd.                              11,394     817,747
*   Gaiam, Inc. Class A                                     5,988      44,191
#   GameStop Corp. Class A                                104,752   4,156,559
#*  Gaming Partners International Corp.                       500       4,225
    Gannett Co., Inc.                                     119,639   3,250,592
    General Motors Co.                                    674,707  23,263,897
#*  Genesco, Inc.                                           7,056     538,867
    Graham Holdings Co. Class B                             5,780   3,879,709
#*  Gray Television, Inc.                                  46,874     527,333
#   Group 1 Automotive, Inc.                               57,936   4,178,924
*   Hallwood Group, Inc. (The)                                296       3,629
    Harte-Hanks, Inc.                                      12,432      99,953
*   Hastings Entertainment, Inc.                              300         885
    Haverty Furniture Cos., Inc.                           33,479     855,054
*   Helen of Troy, Ltd.                                    64,389   4,037,190
#*  hhgregg, Inc.                                          36,388     313,665
*   Hollywood Media Corp.                                  19,037      23,796
#   Hooker Furniture Corp.                                 14,814     205,174
*   Hyatt Hotels Corp. Class A                             14,601     821,744
#*  Iconix Brand Group, Inc.                               95,618   4,063,765
    International Speedway Corp. Class A                   24,844     781,095
*   Isle of Capri Casinos, Inc.                            15,434     104,951
#   JAKKS Pacific, Inc.                                    13,103     114,782
*   Jarden Corp.                                          162,075   9,262,586
#*  JC Penney Co., Inc.                                    85,215     726,032
#   Johnson Outdoors, Inc. Class A                         15,588     326,257
*   Journal Communications, Inc. Class A                   77,674     622,945
#   KB Home                                                30,800     508,508
    Kohl's Corp.                                           14,353     786,401
    La-Z-Boy, Inc.                                         56,332   1,364,924
*   Lakeland Industries, Inc.                              11,757      83,475
#*  Lands' End, Inc.                                       21,055     582,171
#*  Lee Enterprises, Inc.                                  38,128     153,275

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CONTINUED


                                                          SHARES    VALUE+
                                                          ------- -----------
Consumer Discretionary -- (Continued)
#   Lennar Corp. Class A                                  224,100 $ 8,648,019
    Lennar Corp. Class B                                    7,868     255,867
*   Liberty Interactive Corp. Class A                     882,463  25,644,375
#*  Liberty Interactive Corp. Class B                      35,706   1,075,643
*   Liberty Media Corp. Class A                            96,383  12,501,839
*   Liberty Media Corp. Class B                             7,622     956,142
*   Liberty Ventures Series A                              76,802   4,457,588
*   Liberty Ventures Series B                               3,570     212,754
#*  Life Time Fitness, Inc.                                13,317     639,216
    Lifetime Brands, Inc.                                  16,431     313,832
    Lithia Motors, Inc. Class A                            34,933   2,594,823
*   Live Nation Entertainment, Inc.                       145,347   3,034,845
*   Loral Space & Communications, Inc.                     26,050   1,875,339
    Lowe's Cos., Inc.                                     139,546   6,406,557
#*  Luby's, Inc.                                           44,415     240,729
*   M/I Homes, Inc.                                        37,930     844,701
*   Madison Square Garden Co. (The) Class A                29,558   1,613,867
    Marcus Corp. (The)                                     18,899     316,180
*   MarineMax, Inc.                                        29,164     468,374
*   Marriott Vacations Worldwide Corp.                        662      36,066
*   Martha Stewart Living Omnimedia, Inc. Class A             980       3,832
#   Matthews International Corp. Class A                    3,202     129,201
#*  McClatchy Co. (The) Class A                            60,603     332,104
#   MDC Holdings, Inc.                                     18,400     507,840
#*  Media General, Inc. Class A                            25,196     386,003
    Men's Wearhouse, Inc. (The)                            52,860   2,504,507
#   Meredith Corp.                                         32,676   1,440,031
*   Meritage Homes Corp.                                   28,156   1,086,258
*   MGM Resorts International                             251,100   6,335,253
*   Modine Manufacturing Co.                               14,650     241,432
*   Mohawk Industries, Inc.                                98,740  13,074,163
*   Monarch Casino & Resort, Inc.                           1,103      17,692
*   Motorcar Parts of America, Inc.                        13,074     358,751
    Movado Group, Inc.                                     36,900   1,449,432
*   MTR Gaming Group, Inc.                                 24,536     124,152
*   Multimedia Games Holding Co., Inc.                     23,224     678,141
*   Murphy USA, Inc.                                       47,356   2,012,630
    NACCO Industries, Inc. Class A                          6,832     366,127
*   New York & Co., Inc.                                    6,926      29,020
*   News Corp. Class A                                    402,247   6,846,244
#*  News Corp. Class B                                     99,903   1,652,396
#*  Office Depot, Inc.                                    181,609     742,781
*   Orient-Express Hotels, Ltd. Class A                    75,198     985,094
#*  Pacific Sunwear of California, Inc.                    43,900     126,432
*   Penn National Gaming, Inc.                             63,446     708,057
    Penske Automotive Group, Inc.                          43,845   2,010,732
*   Pep Boys-Manny, Moe & Jack (The)                       75,098     767,502
*   Perfumania Holdings, Inc.                                 537       3,560
*   Perry Ellis International, Inc.                        21,492     324,529
#*  Pinnacle Entertainment, Inc.                           71,930   1,673,811
    PulteGroup, Inc.                                      143,221   2,633,834
    PVH Corp.                                              31,964   4,013,719

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CONTINUED


                                                           SHARES      VALUE+
                                                          --------- ------------
Consumer Discretionary -- (Continued)
#*  Quiksilver, Inc.                                         74,010 $    475,144
#*  Radio One, Inc. Class D                                  13,955       63,077
#*  RadioShack Corp.                                         46,847       66,991
*   Red Lion Hotels Corp.                                     8,907       51,215
#*  Red Robin Gourmet Burgers, Inc.                          31,175    2,119,276
#   Regis Corp.                                              54,292      713,397
#   Rent-A-Center, Inc.                                      76,435    2,232,666
#*  Rick's Cabaret International, Inc.                       12,026      121,463
    Rocky Brands, Inc.                                        8,729      127,793
    Royal Caribbean Cruises, Ltd.                           322,500   17,134,425
#*  Ruby Tuesday, Inc.                                       70,361      542,483
#   Saga Communications, Inc. Class A                         8,693      385,100
#   Salem Communications Corp. Class A                       10,922       96,223
#   Scholastic Corp.                                         30,900    1,016,919
*   Scientific Games Corp. Class A                           41,635      498,787
#*  Sears Holdings Corp.                                     70,001    3,066,744
    Service Corp. International                             274,069    5,144,275
#*  Shiloh Industries, Inc.                                  24,793      489,414
    Shoe Carnival, Inc.                                      33,450      763,998
*   Sizmek, Inc.                                              8,748       83,806
*   Skechers U.S.A., Inc. Class A                            49,610    2,033,514
    Spartan Motors, Inc.                                     16,820       89,314
#   Speedway Motorsports, Inc.                               52,187      949,282
*   Sport Chalet, Inc. Class A                                  875          989
*   Sport Chalet, Inc. Class B                                  299          380
#   Stage Stores, Inc.                                       53,575    1,027,568
    Standard Motor Products, Inc.                            37,342    1,418,623
*   Stanley Furniture Co., Inc.                              15,798       46,130
#   Staples, Inc.                                           497,525    6,219,062
*   Starz                                                    84,255    2,718,909
*   Starz Class B                                             7,622      246,267
    Stein Mart, Inc.                                         22,915      286,438
*   Steiner Leisure, Ltd.                                     2,225       96,053
*   Stoneridge, Inc.                                         19,361      206,969
    Strattec Security Corp.                                   5,224      349,015
#   Superior Industries International, Inc.                  37,089      784,061
#   Superior Uniform Group, Inc.                              8,978      145,982
#*  Systemax, Inc.                                           11,750      203,158
#*  Tandy Leather Factory, Inc.                                 500        4,895
    Time Warner Cable, Inc.                                 693,942   98,165,035
    Time Warner, Inc.                                     1,534,860  102,006,796
*   Toll Brothers, Inc.                                     203,299    6,960,958
#   Trans World Entertainment Corp.                           5,781       18,904
#*  Tuesday Morning Corp.                                    60,500      845,790
    Twenty-First Century Fox, Inc. Class A                1,287,383   41,222,004
    Twenty-First Century Fox, Inc. Class B                  550,972   17,256,443
*   Unifi, Inc.                                              43,422      961,363
*   Universal Electronics, Inc.                               3,206      119,744
    Vail Resorts, Inc.                                       11,600      803,068
#*  Valuevision Media, Inc. Class A                           3,998       18,711
#*  VOXX International Corp.                                 24,496      287,828
    Walt Disney Co. (The)                                    26,220    2,080,295

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CONTINUED


                                                           SHARES      VALUE+
                                                          --------- ------------
Consumer Discretionary -- (Continued)
#   Wendy's Co. (The)                                       242,704 $  2,016,870
*   West Marine, Inc.                                        26,468      283,208
#*  Wet Seal, Inc. (The) Class A                             13,619       15,389
    Whirlpool Corp.                                          30,049    4,608,916
    Wyndham Worldwide Corp.                                 144,114   10,281,093
#*  Zale Corp.                                               23,799      509,061
                                                                    ------------
Total Consumer Discretionary                                         848,874,230
                                                                    ------------
Consumer Staples -- (7.0%)
#   Alico, Inc.                                                 960       33,523
*   Alliance One International, Inc.                         35,084       90,166
#   Andersons, Inc. (The)                                    23,660    1,473,781
    Archer-Daniels-Midland Co.                              813,476   35,573,306
    Beam, Inc.                                              131,553   10,980,729
#*  Boulder Brands, Inc.                                     76,099    1,123,221
    Bunge, Ltd.                                             121,368    9,666,961
    CCA Industries, Inc.                                      8,323       25,219
#*  Central Garden and Pet Co.                               25,184      204,746
*   Central Garden and Pet Co. Class A                       54,453      450,326
*   Chiquita Brands International, Inc.                      69,284      795,380
*   Constellation Brands, Inc. Class A                      249,042   19,883,513
*   Constellation Brands, Inc. Class B                       12,715    1,003,341
#*  Craft Brew Alliance, Inc.                                 9,754      146,017
    CVS Caremark Corp.                                    1,510,745  109,861,376
#*  Farmer Bros. Co.                                          6,695      131,959
#   Fresh Del Monte Produce, Inc.                            39,437    1,139,335
#   Griffin Land & Nurseries, Inc.                            1,500       43,800
#*  Hain Celestial Group, Inc. (The)                         43,646    3,754,429
    Ingles Markets, Inc. Class A                             11,437      262,937
    Ingredion, Inc.                                          62,117    4,376,143
    JM Smucker Co. (The)                                    108,204   10,461,163
#   John B. Sanfilippo & Son, Inc.                           10,428      240,365
    Kraft Foods Group, Inc.                                 209,706   11,923,883
#*  Mannatech, Inc.                                             717       11,666
#   MGP Ingredients, Inc.                                     4,788       27,962
#   Molson Coors Brewing Co. Class A                          1,908      114,289
    Molson Coors Brewing Co. Class B                        186,550   11,187,404
    Mondelez International, Inc. Class A                  2,081,099   74,191,179
*   Nutraceutical International Corp.                        14,615      364,206
#   Oil-Dri Corp. of America                                  5,047      169,125
*   Omega Protein Corp.                                      25,852      293,679
*   Pantry, Inc. (The)                                       22,475      338,024
*   Post Holdings, Inc.                                      50,201    2,623,504
    Safeway, Inc.                                           157,807    5,374,906
#   Sanderson Farms, Inc.                                    16,100    1,324,547
*   Seaboard Corp.                                            1,812    4,417,656
*   Seneca Foods Corp. Class A                                6,301      178,948
*   Seneca Foods Corp. Class B                                  300        9,162
#   Snyder's-Lance, Inc.                                     28,337      752,631
    Spartan Stores, Inc.                                     34,281      738,413
    Spectrum Brands Holdings, Inc.                           46,130    3,544,168
#*  Susser Holdings Corp.                                    12,360      956,417

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CONTINUED


                                                           SHARES      VALUE+
                                                          --------- ------------
Consumer Staples -- (Continued)
*   TreeHouse Foods, Inc.                                    24,190 $  1,810,380
    Tyson Foods, Inc. Class A                               405,030   16,999,109
#   Universal Corp.                                          22,290    1,216,365
#   Weis Markets, Inc.                                       11,602      534,736
                                                                    ------------
Total Consumer Staples                                               350,824,095
                                                                    ------------
Energy -- (16.2%)
    Adams Resources & Energy, Inc.                            6,004      432,648
    Alon USA Energy, Inc.                                    33,484      545,454
#*  Alpha Natural Resources, Inc.                           170,794      734,414
    Anadarko Petroleum Corp.                                845,068   83,678,633
    Apache Corp.                                            289,715   25,147,262
#*  Approach Resources, Inc.                                  6,883      142,822
#   Arch Coal, Inc.                                          60,743      278,203
*   Atwood Oceanics, Inc.                                     4,600      227,976
    Baker Hughes, Inc.                                       84,672    5,918,573
*   Barnwell Industries, Inc.                                 8,038       24,717
#*  Bill Barrett Corp.                                       51,500    1,219,520
    Bolt Technology Corp.                                     9,574      161,609
#   Bristow Group, Inc.                                      43,589    3,347,635
#*  C&J Energy Services, Inc.                                37,416    1,124,725
    Cabot Oil & Gas Corp.                                       568       22,311
*   Callon Petroleum Co.                                     13,214      121,305
    Chesapeake Energy Corp.                                 624,655   17,958,831
    Chevron Corp.                                           696,706   87,450,537
*   Cloud Peak Energy, Inc.                                  33,115      652,034
#   Comstock Resources, Inc.                                 32,421      901,304
    ConocoPhillips                                        1,766,829  131,293,063
*   Contango Oil & Gas Co.                                    1,064       51,115
#   Dawson Geophysical Co.                                   17,055      481,974
    Delek US Holdings, Inc.                                  52,256    1,671,669
#   Denbury Resources, Inc.                                 289,460    4,868,717
    Devon Energy Corp.                                       42,463    2,972,410
#*  Emerald Oil, Inc.                                        32,065      226,700
#*  Endeavour International Corp.                             4,300       14,792
    EOG Resources, Inc.                                      12,090    1,184,820
*   EPL Oil & Gas, Inc.                                      27,489    1,075,919
*   Era Group, Inc.                                          36,653    1,046,443
#*  Escalera Resources Co.                                    7,844       21,414
#   Exterran Holdings, Inc.                                  69,200    2,976,984
    Exxon Mobil Corp.                                       510,224   52,252,040
#   Green Plains Renewable Energy, Inc.                      26,534      793,367
    Gulf Island Fabrication, Inc.                            15,018      301,261
    Gulfmark Offshore, Inc. Class A                          35,505    1,598,080
#*  Harvest Natural Resources, Inc.                          48,645      219,389
*   Helix Energy Solutions Group, Inc.                      103,010    2,476,360
    Helmerich & Payne, Inc.                                 108,670   11,806,995
#*  Hercules Offshore, Inc.                                 107,413      480,136
    Hess Corp.                                              378,130   33,714,071
*   HKN, Inc.                                                   564       35,253
    HollyFrontier Corp.                                      26,505    1,393,898
#*  Hornbeck Offshore Services, Inc.                         29,719    1,231,258

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CONTINUED


                                                          SHARES    VALUE+
                                                          ------- -----------
Energy -- (Continued)
*   Key Energy Services, Inc.                              49,745 $   499,440
    Knightsbridge Tankers, Ltd.                            14,861     177,589
#*  Magnum Hunter Resources Corp.                          82,198     698,683
    Marathon Oil Corp.                                    903,937  32,677,323
    Marathon Petroleum Corp.                              451,968  42,010,426
#*  Matador Resources Co.                                   6,400     183,808
*   Matrix Service Co.                                     15,423     477,650
#*  McDermott International, Inc.                          63,698     460,537
    Murphy Oil Corp.                                      189,426  12,015,291
    Nabors Industries, Ltd.                               272,782   6,961,397
    National Oilwell Varco, Inc.                          250,948  19,706,946
*   Natural Gas Services Group, Inc.                       15,026     461,148
*   Newfield Exploration Co.                               48,506   1,641,928
#*  Newpark Resources, Inc.                                97,395   1,172,636
    Noble Corp. P.L.C.                                     74,243   2,287,427
    Noble Energy, Inc.                                    133,794   9,603,733
#*  Northern Oil and Gas, Inc.                             16,372     252,620
    Occidental Petroleum Corp.                            114,368  10,950,736
#*  Overseas Shipholding Group, Inc.                        2,355      13,424
*   Parker Drilling Co.                                   142,573     945,259
    Patterson-UTI Energy, Inc.                            152,325   4,955,132
*   PDC Energy, Inc.                                       24,103   1,534,638
#*  Penn Virginia Corp.                                    35,279     587,043
*   PHI, Inc. Non-Voting                                   21,843     978,566
#*  PHI, Inc. Voting                                        1,099      46,488
    Phillips 66                                           883,414  73,517,713
*   Pioneer Energy Services Corp.                          98,221   1,470,368
    Pioneer Natural Resources Co.                          88,400  17,085,068
    QEP Resources, Inc.                                    33,043   1,014,090
*   Renewable Energy Group, Inc.                            2,882      33,921
*   REX American Resources Corp.                            4,050     264,708
*   Rex Energy Corp.                                       35,100     739,206
*   Rowan Cos. P.L.C. Class A                             121,858   3,767,849
#*  SEACOR Holdings, Inc.                                  36,653   3,056,494
#   SemGroup Corp. Class A                                  4,727     301,961
#   Ship Finance International, Ltd.                       40,467     713,433
*   Stone Energy Corp.                                      1,115      54,691
    Superior Energy Services, Inc.                         75,686   2,491,583
#*  Swift Energy Co.                                       34,900     430,317
    Teekay Corp.                                           37,720   2,116,469
#*  Tesco Corp.                                             3,745      74,900
    Tesoro Corp.                                          168,807   9,502,146
*   TETRA Technologies, Inc.                               25,510     318,875
*   TGC Industries, Inc.                                    1,787       9,042
    Tidewater, Inc.                                        49,127   2,502,038
#   Transocean, Ltd.                                      274,265  11,812,594
#*  Triangle Petroleum Corp.                                7,779      74,834
*   Unit Corp.                                             57,000   3,759,150
    Valero Energy Corp.                                   605,899  34,639,246
*   Weatherford International, Ltd.                       281,383   5,909,043
#   Western Refining, Inc.                                 68,485   2,979,098
*   Whiting Petroleum Corp.                                16,007   1,180,036

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CONTINUED


                                                           SHARES      VALUE+
                                                          --------- ------------
Energy -- (Continued)
*   Willbros Group, Inc.                                     18,620 $    206,868
                                                                    ------------
Total Energy                                                         815,604,250
                                                                    ------------
Financials -- (17.8%)
    1st Source Corp.                                         41,187    1,214,605
#   1st United Bancorp, Inc.                                    863        6,317
    ACE, Ltd.                                                46,348    4,742,327
    Alexander & Baldwin, Inc.                                66,838    2,493,726
*   Alleghany Corp.                                           2,626    1,071,355
    Allied World Assurance Co. Holdings AG                   25,477    2,743,618
    Allstate Corp. (The)                                    157,339    8,960,456
*   American Capital, Ltd.                                  422,803    6,337,817
#   American Equity Investment Life Holding Co.              88,700    2,068,484
    American Financial Group, Inc.                          173,596   10,143,214
*   American Independence Corp.                                 173        1,891
    American International Group, Inc.                      899,581   47,794,738
    American National Insurance Co.                          37,287    4,191,432
*   Ameris Bancorp                                           12,022      255,708
    AmeriServ Financial, Inc.                                33,075      115,101
    Argo Group International Holdings, Ltd.                  42,675    1,895,623
    Aspen Insurance Holdings, Ltd.                          102,623    4,698,081
#   Associated Banc-Corp                                     31,434      551,667
#   Assurant, Inc.                                           65,820    4,436,926
    Assured Guaranty, Ltd.                                  122,989    2,940,667
*   Asta Funding, Inc.                                        7,527       61,496
    Astoria Financial Corp.                                  19,344      256,501
#*  Atlanticus Holdings Corp.                                19,218       46,700
#*  AV Homes, Inc.                                           15,767      270,089
    Axis Capital Holdings, Ltd.                                 800       36,600
#   Baldwin & Lyons, Inc. Class A                               300        7,089
    Baldwin & Lyons, Inc. Class B                             6,556      170,522
    Banc of California, Inc.                                    810       10,182
*   Bancorp, Inc.                                               459        7,261
    Bank Mutual Corp.                                        51,232      308,417
    Bank of America Corp.                                 6,542,656   99,055,812
    Bank of New York Mellon Corp. (The)                     491,755   16,655,742
#   BankFinancial Corp.                                      39,867      392,291
    Banner Corp.                                              7,943      314,066
    BCB Bancorp, Inc.                                         1,059       14,085
    Berkshire Hills Bancorp, Inc.                            25,980      608,711
*   BofI Holding, Inc.                                        8,208      661,647
*   Capital Bank Financial Corp. Class A                        233        5,557
#   Capital City Bank Group, Inc.                            16,844      234,132
    Capital One Financial Corp.                             356,632   26,355,105
    Capital Southwest Corp.                                  27,628      969,743
    Cathay General Bancorp                                   17,730      418,428
    Centerstate Banks, Inc.                                     747        8,195
#   Century Bancorp, Inc. Class A                               495       16,582
    Chicopee Bancorp, Inc.                                    1,000       17,330
    CIT Group, Inc.                                          39,411    1,696,644
    Citigroup, Inc.                                       2,248,344  107,718,161
    Citizens Community Bancorp, Inc.                         10,355       83,151

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                          SHARES    VALUE+
                                                          ------- -----------
Financials -- (Continued)
    CME Group, Inc.                                       414,385 $29,168,560
    CNA Financial Corp.                                   277,671  11,370,627
    CNO Financial Group, Inc.                             301,264   5,196,804
    Codorus Valley Bancorp, Inc.                              126       2,690
*   Community West Bancshares                                 400       2,772
*   Cowen Group, Inc. Class A                              15,961      65,600
    Donegal Group, Inc. Class A                            27,472     405,487
#   Donegal Group, Inc. Class B                               300       6,474
*   E*TRADE Financial Corp.                                89,699   2,013,743
    East West Bancorp, Inc.                                   671      23,156
*   Eastern Virginia Bankshares, Inc.                         307       2,072
    EMC Insurance Group, Inc.                              18,341     605,070
#*  Encore Capital Group, Inc.                                627      27,099
    Endurance Specialty Holdings, Ltd.                     76,288   3,876,956
    Enterprise Financial Services Corp.                     3,235      57,809
#   ESB Financial Corp.                                       432       5,452
    ESSA Bancorp, Inc.                                      8,217      85,375
    Evans Bancorp, Inc.                                     1,681      37,949
    Everest Re Group, Ltd.                                 34,913   5,517,301
#*  Farmers Capital Bank Corp.                                302       6,309
    FBL Financial Group, Inc. Class A                      24,660   1,102,549
#   Federal Agricultural Mortgage Corp. Class A               177       4,872
    Federal Agricultural Mortgage Corp. Class C             9,200     327,336
    Federated National Holding Co.                         13,665     265,511
    Fidelity National Financial, Inc. Class A              46,321   1,490,610
#   Fidelity Southern Corp.                                 7,213      95,284
*   First Acceptance Corp.                                 39,006      93,224
#   First American Financial Corp.                         61,982   1,648,721
    First Bancorp                                          16,138     277,735
#*  First BanCorp.                                          7,500      38,550
*   First Bancshares, Inc.                                    400       3,300
    First Business Financial Services, Inc.                   482      21,791
    First Citizens BancShares, Inc. Class A                 8,627   1,940,126
#   First Commonwealth Financial Corp.                     30,547     262,399
    First Community Bancshares, Inc.                          183       2,710
    First Defiance Financial Corp.                         10,880     293,978
#   First Federal of Northern Michigan Bancorp, Inc.          900       4,473
    First Financial Holdings, Inc.                          8,549     491,311
#   First Financial Northwest, Inc.                        25,371     258,784
    First Merchants Corp.                                  46,827     993,669
    First Midwest Bancorp, Inc.                             7,168     117,340
    First Niagara Financial Group, Inc.                    77,106     687,785
#   First South Bancorp, Inc.                               2,278      18,292
    Fox Chase Bancorp, Inc.                                   351       5,855
*   Genworth Financial, Inc. Class A                       34,964     624,107
#   German American Bancorp, Inc.                           7,459     194,232
#   GFI Group, Inc.                                         2,875      10,695
#*  Gleacher & Co., Inc.                                      450       5,175
*   Global Indemnity P.L.C.                                 8,282     221,958
    Goldman Sachs Group, Inc. (The)                       143,685  22,963,737
    Great Southern Bancorp, Inc.                            1,616      46,331
#   Guaranty Bancorp                                       15,867     199,765

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
*   Guaranty Federal Bancshares, Inc.                         1,684 $    21,286
*   Hallmark Financial Services, Inc.                        25,666     215,594
#   Hampden Bancorp, Inc.                                     5,886      95,647
    Hanover Insurance Group, Inc. (The)                      88,829   5,192,055
    Hartford Financial Services Group, Inc. (The)           308,762  11,075,293
    HCC Insurance Holdings, Inc.                             17,700     813,138
    Heartland Financial USA, Inc.                               465      11,299
    Heritage Commerce Corp.                                  14,483     117,602
    HF Financial Corp.                                          400       5,480
*   Hilltop Holdings, Inc.                                   26,171     584,660
#   Hingham Institution for Savings                             500      34,755
*   HMN Financial, Inc.                                       3,456      38,500
#*  Home Bancorp, Inc.                                          719      14,560
    Home Federal Bancorp, Inc.                                9,420     141,771
    HopFed Bancorp, Inc.                                      6,781      77,168
    Horace Mann Educators Corp.                              58,206   1,750,254
    Hudson City Bancorp, Inc.                                28,191     280,782
*   ICG Group, Inc.                                           1,184      24,130
#*  Imperial Holdings, Inc.                                   2,882      19,281
#   Independence Holding Co.                                 24,172     315,686
    Infinity Property & Casualty Corp.                       15,800   1,013,886
    IntercontinentalExchange Group, Inc.                      1,479     302,367
    International Bancshares Corp.                              800      18,368
#*  Intervest Bancshares Corp. Class A                        2,078      15,730
*   Investment Technology Group, Inc.                        23,677     488,693
#   Investors Title Co.                                       1,169      82,718
#   Janus Capital Group, Inc.                                24,840     301,309
    JPMorgan Chase & Co.                                  1,591,818  89,109,972
    Kemper Corp.                                             67,002   2,640,549
#   Kentucky First Federal Bancorp                            2,800      24,052
    KeyCorp                                                 526,210   7,177,504
    Lakeland Bancorp, Inc.                                    8,324      86,903
#   Landmark Bancorp, Inc.                                    1,968      38,022
#   Legg Mason, Inc.                                         93,283   4,374,040
    Lincoln National Corp.                                  378,093  18,341,291
    LNB Bancorp, Inc.                                        13,395     152,435
    Loews Corp.                                             243,798  10,719,798
#   Louisiana Bancorp, Inc.                                   5,606     109,317
#   Macatawa Bank Corp.                                      18,892      92,004
*   Magyar Bancorp, Inc.                                        500       4,135
#   Maiden Holdings, Ltd.                                     5,792      68,346
    MainSource Financial Group, Inc.                         45,000     743,850
    Marlin Business Services Corp.                           14,241     244,518
    MB Financial, Inc.                                       19,678     528,157
#*  MBIA, Inc.                                               82,267     997,076
#*  MBT Financial Corp.                                      24,724     121,889
#   MCG Capital Corp.                                        11,930      40,085
#   Meadowbrook Insurance Group, Inc.                        26,353     147,577
#   Medallion Financial Corp.                                 9,550     129,880
#   Mercantile Bank Corp.                                     4,422      86,273
#   Meta Financial Group, Inc.                                1,083      45,389
    MetLife, Inc.                                         1,125,923  58,942,069

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                           SHARES     VALUE+
                                                          --------- -----------
Financials -- (Continued)
*   Metro Bancorp, Inc.                                      26,598 $   543,131
#*  MGIC Investment Corp.                                    72,733     625,504
    MicroFinancial, Inc.                                      5,900      46,433
    MidWestOne Financial Group, Inc.                            346       8,522
#   Montpelier Re Holdings, Ltd.                             38,746   1,184,853
    Morgan Stanley                                        1,476,248  45,660,351
    MutualFirst Financial, Inc.                               2,300      43,240
    NASDAQ OMX Group, Inc. (The)                             42,129   1,554,560
    National Western Life Insurance Co. Class A                 900     209,925
*   Navigators Group, Inc. (The)                              3,685     209,934
*   New Century Bancorp, Inc.                                   600       4,446
#   New Hampshire Thrift Bancshares, Inc.                     3,667      54,088
*   NewBridge Bancorp                                        11,413      87,766
#*  NewStar Financial, Inc.                                  41,166     470,116
*   North Valley Bancorp                                        907      20,498
    Northeast Community Bancorp, Inc.                        18,190     132,423
    Northrim BanCorp, Inc.                                    5,734     137,559
    OFG Bancorp                                              30,191     515,058
    Old Republic International Corp.                        280,714   4,648,624
*   Old Second Bancorp, Inc.                                  4,874      23,200
    Oppenheimer Holdings, Inc. Class A                        3,097      78,850
*   Pacific Mercantile Bancorp                               16,236     106,346
    PacWest Bancorp                                           1,076      42,362
    Park Sterling Corp.                                       3,253      21,242
    PartnerRe, Ltd.                                          52,224   5,504,410
#   People's United Financial, Inc.                          68,700     981,036
    Peoples Bancorp of North Carolina, Inc.                     250       4,300
    Peoples Bancorp, Inc.                                    17,608     459,041
#*  PHH Corp.                                                91,804   2,182,181
#*  Phoenix Cos., Inc. (The)                                  2,631     115,817
    Pinnacle Financial Partners, Inc.                        23,924     827,053
*   Piper Jaffray Cos.                                          312      13,684
    Platinum Underwriters Holdings, Ltd.                     21,715   1,361,748
*   Popular, Inc.                                            56,536   1,746,962
*   Porter Bancorp, Inc.                                      1,737       1,876
#*  Portfolio Recovery Associates, Inc.                      28,203   1,611,801
    Premier Financial Bancorp, Inc.                           4,434      63,406
    Principal Financial Group, Inc.                         217,722  10,198,098
    Protective Life Corp.                                    98,037   5,014,593
    Provident Financial Holdings, Inc.                          544       7,654
    Provident Financial Services, Inc.                       21,059     366,005
    Prudential Financial, Inc.                              497,625  40,148,385
    Pulaski Financial Corp.                                   4,550      47,001
    Radian Group, Inc.                                      161,945   2,263,991
    Regions Financial Corp.                               1,302,555  13,207,908
    Reinsurance Group of America, Inc.                      169,166  12,976,724
#   Renasant Corp.                                           42,102   1,146,016
#*  Republic First Bancorp, Inc.                              2,174       9,609
#   Resource America, Inc. Class A                           21,051     179,144
*   Riverview Bancorp, Inc.                                  15,319      53,310
    Safety Insurance Group, Inc.                             11,042     593,066
    Sandy Spring Bancorp, Inc.                                9,125     219,456

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                           SHARES     VALUE+
                                                           ------- ------------
Financials -- (Continued)
     Selective Insurance Group, Inc.                        45,200 $  1,036,888
     SI Financial Group, Inc.                                5,661       66,800
(o)* Southern Community Financial Corp.                     29,890        6,576
*    Southern First Bancshares, Inc.                         1,216       16,611
     Southwest Bancorp, Inc.                                16,974      283,466
     StanCorp Financial Group, Inc.                         15,636      955,360
     State Auto Financial Corp.                             56,823    1,162,599
     Sterling Bancorp                                       70,552      843,802
#    Stewart Information Services Corp.                     12,271      374,265
*    Stratus Properties, Inc.                                3,069       50,945
#*   Suffolk Bancorp                                           205        4,496
#*   Sun Bancorp, Inc.                                       4,075       15,485
     SunTrust Banks, Inc.                                  491,691   18,812,098
     Susquehanna Bancshares, Inc.                           97,547    1,010,587
     Symetra Financial Corp.                                20,319      419,791
     Synovus Financial Corp.                               159,578      512,245
     Teche Holding Co.                                         600       43,740
     TF Financial Corp.                                        630       19,757
     Timberland Bancorp, Inc.                                2,500       26,625
     Travelers Cos., Inc. (The)                             28,000    2,536,240
#*   Tree.com, Inc.                                          5,635      163,866
#    Trustmark Corp.                                         4,194       95,917
     Umpqua Holdings Corp.                                  34,932      580,919
#*   Unico American Corp.                                    1,900       25,099
     Union Bankshares Corp.                                 37,042      947,905
     United Bankshares, Inc.                                12,121      354,539
     United Financial Bancorp, Inc.                          6,824      120,375
     United Fire Group, Inc.                                38,612    1,074,186
*    United Security Bancshares                                396        2,233
     Unity Bancorp, Inc.                                     3,306       28,266
     Unum Group                                            517,445   17,189,523
     Validus Holdings, Ltd.                                  4,399      163,071
     Washington Federal, Inc.                                1,243       26,824
     Waterstone Financial, Inc.                              1,426       14,845
     WesBanco, Inc.                                         31,462      951,411
#    West Bancorporation, Inc.                              13,957      202,516
#    Westfield Financial, Inc.                              10,811       74,055
     Wintrust Financial Corp.                               24,224    1,085,720
     XL Group P.L.C.                                       240,766    7,548,014
*    Yadkin Financial Corp.                                  5,570      106,665
     Zions Bancorp.                                         53,325    1,542,159
*    ZipRealty, Inc.                                        10,028       33,293
                                                                   ------------
Total Financials                                                    892,533,728
                                                                   ------------
Health Care -- (9.5%)
*    Addus HomeCare Corp.                                    2,044       44,191
     Aetna, Inc.                                           558,462   39,902,110
#*   Affymetrix, Inc.                                       42,297      314,267
#*   Albany Molecular Research, Inc.                        34,587      555,467
#*   Alere, Inc.                                            74,130    2,475,942
*    Allied Healthcare Products, Inc.                        1,000        2,160
#*   Allscripts Healthcare Solutions, Inc.                 187,470    2,853,293

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                           SHARES     VALUE+
                                                          --------- -----------
Health Care -- (Continued)
#*  Alphatec Holdings, Inc.                                   5,644 $     7,619
#*  Amedisys, Inc.                                           19,727     268,879
*   AMN Healthcare Services, Inc.                             8,600     107,328
*   Amsurg Corp.                                             30,743   1,331,479
    Analogic Corp.                                            2,988     224,339
*   AngioDynamics, Inc.                                      44,530     598,483
*   Anika Therapeutics, Inc.                                 14,671     627,039
*   Arrhythmia Research Technology, Inc.                      1,200       5,820
#*  Baxano Surgical, Inc.                                     5,997       5,098
#*  BioScrip, Inc.                                           36,570     253,064
*   BioTelemetry, Inc.                                        5,328      42,304
*   Boston Scientific Corp.                               1,204,199  15,184,949
*   Cambrex Corp.                                            43,567     892,688
#*  Capital Senior Living Corp.                              54,559   1,349,244
*   CareFusion Corp.                                        207,163   8,091,787
#*  Celldex Therapeutics, Inc.                                4,759      71,385
    Cigna Corp.                                              42,954   3,438,038
*   Community Health Systems, Inc.                          105,314   3,990,348
    CONMED Corp.                                             43,239   2,003,263
    Cooper Cos., Inc. (The)                                  13,956   1,840,936
*   Cross Country Healthcare, Inc.                           28,968     205,383
    CryoLife, Inc.                                           17,502     158,918
#*  Cumberland Pharmaceuticals, Inc.                         23,319     103,770
*   Cutera, Inc.                                             23,864     246,038
*   Cynosure, Inc. Class A                                   34,622     849,624
#   Daxor Corp.                                                 545       4,529
    Digirad Corp.                                            29,111      92,573
*   Emergent Biosolutions, Inc.                               8,678     228,752
#*  Endo International P.L.C.                                54,588   3,436,042
*   Enzo Biochem, Inc.                                       47,997     201,587
*   Exactech, Inc.                                            3,390      75,326
*   Express Scripts Holding Co.                             493,239  32,839,853
*   Five Star Quality Care, Inc.                             28,953     139,843
*   Forest Laboratories, Inc.                                78,471   7,212,270
*   Gentiva Health Services, Inc.                            31,640     238,249
*   Greatbatch, Inc.                                         41,672   1,918,162
*   Hanger, Inc.                                             16,897     585,819
#*  Harvard Apparatus Regenerative Technology, Inc.           8,026      69,425
#*  Harvard Bioscience, Inc.                                 32,107     135,492
*   Health Net, Inc.                                         44,958   1,543,408
#*  Healthways, Inc.                                         46,297     833,346
#*  Hologic, Inc.                                           305,036   6,401,181
    Humana, Inc.                                            236,814  25,990,337
*   Impax Laboratories, Inc.                                  4,700     122,905
    Invacare Corp.                                           30,851     487,446
    Kewaunee Scientific Corp.                                 1,631      27,319
    Kindred Healthcare, Inc.                                 59,114   1,483,761
*   Lannett Co., Inc.                                         3,649     126,000
*   LCA-Vision, Inc.                                            700       3,752
    LeMaitre Vascular, Inc.                                   5,100      41,871
#*  LHC Group, Inc.                                           1,418      29,466
*   LifePoint Hospitals, Inc.                                82,208   4,597,071

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                            SHARES      VALUE+
                                                           --------- ------------
Health Care -- (Continued)
*    Magellan Health Services, Inc.                           17,899 $  1,033,130
(o)* Maxygen, Inc.                                            43,105        1,293
*    MedAssets, Inc.                                          44,682    1,020,090
(o)* MedCath Corp.                                            29,240       58,480
*    Medical Action Industries, Inc.                          24,509      157,103
#*   Merit Medical Systems, Inc.                              13,395      172,394
*    Misonix, Inc.                                             4,083       24,498
#*   Molina Healthcare, Inc.                                  24,941      932,793
#    National Healthcare Corp.                                 6,484      354,869
*    Natus Medical, Inc.                                      15,698      389,781
*    NuVasive, Inc.                                            2,045       68,937
     Omnicare, Inc.                                          197,388   11,699,187
*    Omnicell, Inc.                                           35,405      937,524
*    PDI, Inc.                                                14,978       70,696
     PerkinElmer, Inc.                                        76,500    3,210,705
     Pfizer, Inc.                                          3,950,849  123,582,557
*    PharMerica Corp.                                         33,305      905,563
*    Prestige Brands Holdings, Inc.                          111,489    3,737,111
#*   Repligen Corp.                                           21,271      337,145
*    RTI Surgical, Inc.                                       73,086      314,270
#*   Sciclone Pharmaceuticals, Inc.                           13,028       62,274
     Select Medical Holdings Corp.                            42,204      589,168
#*   Skilled Healthcare Group, Inc. Class A                    9,380       48,401
#*   SunLink Health Systems, Inc.                              1,750        2,643
*    SurModics, Inc.                                           5,593      121,704
*    Symmetry Medical, Inc.                                   77,051      636,441
#    Teleflex, Inc.                                           37,223    3,800,096
     Thermo Fisher Scientific, Inc.                          499,520   56,945,280
*    Triple-S Management Corp. Class B                        20,684      309,846
     UnitedHealth Group, Inc.                                 89,716    6,732,289
#    Universal American Corp.                                 84,328      604,632
*    VCA Antech, Inc.                                         69,140    2,117,758
*    WellCare Health Plans, Inc.                              18,375    1,239,761
     WellPoint, Inc.                                         504,640   50,807,155
*    Wright Medical Group, Inc.                               32,357      884,964
     Zoetis, Inc.                                            805,208   24,365,594
                                                                     ------------
Total Health Care                                                     475,187,170
                                                                     ------------
Industrials -- (13.6%)
#    AAR Corp.                                                32,906      852,265
     ABM Industries, Inc.                                     64,500    1,747,305
     Aceto Corp.                                              31,686      693,290
#    Acme United Corp.                                         1,030       17,335
     Actuant Corp. Class A                                    44,986    1,523,226
*    Adept Technology, Inc.                                   20,476      244,893
#    ADT Corp. (The)                                         197,193    5,963,116
*    AECOM Technology Corp.                                   23,177      751,398
#*   Aegion Corp.                                             83,805    2,136,189
#*   Aerovironment, Inc.                                      35,065    1,184,145
     AGCO Corp.                                               58,973    3,284,796
*    Air Transport Services Group, Inc.                        6,308       49,392
     Alamo Group, Inc.                                        22,751    1,208,533

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                            SHARES     VALUE+
                                                           --------- -----------
Industrials -- (Continued)
     Alaska Air Group, Inc.                                   52,626 $ 4,951,054
     Albany International Corp. Class A                       20,551     739,425
     Allegion P.L.C.                                          71,036   3,505,627
     Alliant Techsystems, Inc.                                38,805   5,596,457
(o)* Allied Defense Group, Inc.                                2,645         212
     AMERCO                                                   29,431   7,360,987
#*   Ameresco, Inc. Class A                                      981       6,288
#    American Railcar Industries, Inc.                        20,003   1,389,008
*    AMREP Corp.                                               1,159       6,317
#    Apogee Enterprises, Inc.                                 36,374   1,155,602
*    ArcBest Corp.                                            12,135     478,362
     Argan, Inc.                                                  21         562
#*   Ascent Solar Technologies, Inc.                           1,951         985
     Astec Industries, Inc.                                   22,925     915,854
#*   Atlas Air Worldwide Holdings, Inc.                       36,746   1,285,743
*    Avis Budget Group, Inc.                                  94,608   4,975,435
     Baltic Trading, Ltd.                                         40         240
     Barnes Group, Inc.                                       36,400   1,402,128
     Barrett Business Services, Inc.                          12,955     653,062
#*   BlueLinx Holdings, Inc.                                  17,052      22,338
     Brady Corp. Class A                                      38,500     992,915
#    Briggs & Stratton Corp.                                  41,033     876,875
#*   Builders FirstSource, Inc.                               12,182      95,629
#*   CAI International, Inc.                                  17,082     371,534
*    Casella Waste Systems, Inc. Class A                      14,362      73,246
#*   CBIZ, Inc.                                               38,149     326,937
     CDI Corp.                                                39,837     610,303
#    Ceco Environmental Corp.                                  3,773      59,953
     Celadon Group, Inc.                                      24,642     567,012
#    Chicago Rivet & Machine Co.                                 700      27,125
     CIRCOR International, Inc.                                6,849     556,207
*    Columbus McKinnon Corp.                                  17,542     464,688
     Comfort Systems USA, Inc.                                44,560     668,400
#    Compx International, Inc.                                   500       4,600
     Courier Corp.                                             8,245     119,800
     Covanta Holding Corp.                                    94,292   1,739,687
*    Covenant Transportation Group, Inc. Class A               7,080      72,570
#*   CPI Aerostructures, Inc.                                  4,626      62,312
*    CRA International, Inc.                                   7,613     165,735
     CSX Corp.                                             1,242,950  35,076,049
     Curtiss-Wright Corp.                                     46,353   2,963,811
*    DigitalGlobe, Inc.                                       21,971     654,296
     Douglas Dynamics, Inc.                                   30,234     510,048
*    Ducommun, Inc.                                           16,645     403,974
*    Dycom Industries, Inc.                                   39,867   1,251,824
     Dynamic Materials Corp.                                   1,436      29,007
     Eastern Co. (The)                                        10,193     172,160
     Eaton Corp. P.L.C.                                       78,508   5,702,821
     Ecology and Environment, Inc. Class A                       900       8,631
     EMCOR Group, Inc.                                        50,540   2,324,335
     Encore Wire Corp.                                        19,966     972,943
#*   Energy Recovery, Inc.                                     1,783       9,111

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                           SHARES      VALUE+
                                                          --------- ------------
Industrials -- (Continued)
#*  EnerNOC, Inc.                                            13,197 $    311,449
#   EnerSys, Inc.                                            43,239    2,922,092
#*  Engility Holdings, Inc.                                   7,988      348,596
#   Ennis, Inc.                                              48,483      725,306
#*  EnPro Industries, Inc.                                   17,635    1,255,788
    ESCO Technologies, Inc.                                  17,601      588,225
#   Espey Manufacturing & Electronics Corp.                   1,671       44,449
*   Esterline Technologies Corp.                             44,968    4,902,411
    Exelis, Inc.                                             73,253    1,358,111
*   Federal Signal Corp.                                     65,358      992,134
    FedEx Corp.                                             142,324   19,391,645
    Fortune Brands Home & Security, Inc.                    149,626    5,962,596
*   Franklin Covey Co.                                        3,046       61,742
    FreightCar America, Inc.                                  9,404      246,949
*   FTI Consulting, Inc.                                     25,736      882,745
*   Furmanite Corp.                                          31,044      325,341
    G&K Services, Inc. Class A                               29,714    1,573,059
    GATX Corp.                                               65,445    4,295,155
#*  Genco Shipping & Trading, Ltd.                            7,630       12,590
*   Gencor Industries, Inc.                                   8,766       91,955
    General Cable Corp.                                       8,357      214,106
    General Dynamics Corp.                                   28,674    3,138,369
    General Electric Co.                                  5,021,489  135,027,839
*   Genesee & Wyoming, Inc. Class A                           1,200      118,812
*   Gibraltar Industries, Inc.                               42,111      719,256
*   GP Strategies Corp.                                      18,583      488,361
#   Granite Construction, Inc.                               27,179    1,015,951
*   Great Lakes Dredge & Dock Corp.                          69,820      602,547
#*  Greenbrier Cos., Inc. (The)                              22,451    1,177,330
#   Griffon Corp.                                            67,323      716,317
*   H&E Equipment Services, Inc.                             59,629    2,298,698
    Hardinge, Inc.                                           19,132      255,604
    Harsco Corp.                                             54,094    1,294,469
*   Hawaiian Holdings, Inc.                                  18,070      261,112
    Heidrick & Struggles International, Inc.                 18,234      343,711
*   Hertz Global Holdings, Inc.                             278,411    7,926,361
*   Hill International, Inc.                                 27,154      182,475
*   Hudson Global, Inc.                                      15,880       56,374
    Huntington Ingalls Industries, Inc.                      47,666    4,909,598
    Hurco Cos., Inc.                                          7,910      210,881
*   Huron Consulting Group, Inc.                              4,001      284,871
    Hyster-Yale Materials Handling, Inc.                     12,246    1,180,392
*   ICF International, Inc.                                  31,660    1,233,790
    Ingersoll-Rand P.L.C.                                   213,109   12,743,918
    Insteel Industries, Inc.                                 17,578      361,755
#   International Shipholding Corp.                          11,354      305,877
#   Intersections, Inc.                                      26,279      147,688
#*  JetBlue Airways Corp.                                   324,893    2,568,279
    Kadant, Inc.                                              5,786      201,064
    KAR Auction Services, Inc.                               18,100      539,018
    KBR, Inc.                                                 3,600       91,332
    Kelly Services, Inc. Class A                             41,722      878,665

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                          SHARES    VALUE+
                                                          ------- -----------
Industrials -- (Continued)
#   Kennametal, Inc.                                        1,000 $    46,730
*   Key Technology, Inc.                                    3,199      39,444
    Kimball International, Inc. Class B                    31,258     523,884
*   Korn/Ferry International                               33,148     962,949
#*  Kratos Defense & Security Solutions, Inc.               2,711      19,573
    L-3 Communications Holdings, Inc.                     100,470  11,591,224
#*  Lawson Products, Inc.                                   8,847     148,187
#*  Layne Christensen Co.                                  31,561     549,793
    LB Foster Co. Class A                                   6,682     316,393
#*  LMI Aerospace, Inc.                                    13,807     188,328
    LS Starrett Co. (The) Class A                           4,097      63,995
    LSI Industries, Inc.                                   27,715     210,911
*   Lydall, Inc.                                           14,605     341,903
    Manpowergroup, Inc.                                    22,886   1,861,547
    Marten Transport, Ltd.                                 47,782   1,120,966
#   Matson, Inc.                                           62,316   1,476,266
#   McGrath RentCorp                                       17,552     554,292
*   Metalico, Inc.                                         27,024      41,617
*   Mfri, Inc.                                              8,900      96,921
    Miller Industries, Inc.                                20,099     389,318
    Mobile Mini, Inc.                                      54,461   2,406,087
*   Moog, Inc. Class A                                     35,339   2,312,938
    Mueller Industries, Inc.                               30,912     894,593
    Mueller Water Products, Inc. Class A                  185,957   1,695,928
#   Multi-Color Corp.                                         308      10,734
*   MYR Group, Inc.                                        19,582     459,394
#   National Presto Industries, Inc.                          571      41,260
*   Navigant Consulting, Inc.                              12,297     206,590
#   NL Industries, Inc.                                    51,251     514,048
    NN, Inc.                                               18,396     360,010
    Norfolk Southern Corp.                                545,229  51,540,497
    Northrop Grumman Corp.                                337,038  40,953,487
*   Northwest Pipe Co.                                      8,801     314,812
#*  Ocean Power Technologies, Inc.                          8,400      22,680
*   On Assignment, Inc.                                    53,951   1,888,285
*   Orbital Sciences Corp.                                 39,656   1,165,886
*   Orion Energy Systems, Inc.                              1,043       5,528
    Oshkosh Corp.                                          14,466     803,008
    Owens Corning                                         149,300   6,098,905
*   PAM Transportation Services, Inc.                      19,428     483,563
    Pentair, Ltd.                                         117,934   8,761,317
*   Pike Corp.                                             22,013     211,325
    Powell Industries, Inc.                                 7,529     476,736
#*  PowerSecure International, Inc.                        19,459     432,574
#   Providence and Worcester Railroad Co.                     850      14,824
    Quad/Graphics, Inc.                                     2,390      51,744
#   Quanex Building Products Corp.                         21,431     403,760
*   Quanta Services, Inc.                                 168,307   5,937,871
    Raytheon Co.                                           96,954   9,257,168
*   RCM Technologies, Inc.                                 20,293     137,587
    Regal-Beloit Corp.                                     16,070   1,200,911
*   Republic Airways Holdings, Inc.                        48,736     404,996

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                          SHARES    VALUE+
                                                          ------- -----------
Industrials -- (Continued)
    Republic Services, Inc.                               429,755 $15,080,103
    Resources Connection, Inc.                             25,955     353,248
#*  Roadrunner Transportation Systems, Inc.                   879      21,650
    RR Donnelley & Sons Co.                                19,825     348,920
#*  Rush Enterprises, Inc. Class A                         32,603   1,046,556
#*  Rush Enterprises, Inc. Class B                         18,522     523,802
    Ryder System, Inc.                                     89,844   7,383,380
*   Saia, Inc.                                              8,925     367,442
    Schawk, Inc.                                           44,631     892,620
    SIFCO Industries, Inc.                                  6,623     217,566
    SkyWest, Inc.                                          38,506     446,670
*   SL Industries, Inc.                                       300       8,247
    Southwest Airlines Co.                                645,761  15,608,043
*   Sparton Corp.                                           9,132     248,025
    SPX Corp.                                              12,803   1,303,858
#*  Standard Register Co. (The)                             6,086      44,184
    Standex International Corp.                            22,341   1,326,385
    Stanley Black & Decker, Inc.                          154,919  13,305,993
    Steelcase, Inc. Class A                                55,469     914,129
#*  Sterling Construction Co., Inc.                        18,633     143,101
*   Supreme Industries, Inc. Class A                        1,433       8,125
    Sypris Solutions, Inc.                                  8,460      25,634
#   TAL International Group, Inc.                          24,053   1,014,556
#*  Tecumseh Products Co. Class A                          12,600      75,726
*   Tecumseh Products Co. Class B                           1,400       8,176
    Terex Corp.                                            27,578   1,193,852
#*  Tetra Tech, Inc.                                       45,222   1,296,515
#*  Titan Machinery, Inc.                                   2,883      50,856
#*  TRC Cos., Inc.                                         28,708     170,238
    Trinity Industries, Inc.                               91,907   6,898,539
    Triumph Group, Inc.                                    57,456   3,723,723
*   Tutor Perini Corp.                                     33,844   1,001,782
#   Twin Disc, Inc.                                           900      26,037
    Tyco International, Ltd.                              240,619   9,841,317
*   Ultralife Corp.                                        10,710      38,556
    UniFirst Corp.                                         18,705   1,800,169
    Union Pacific Corp.                                   444,064  84,563,108
    United Stationers, Inc.                                24,021     901,508
#   Universal Forest Products, Inc.                        31,800   1,605,582
#   URS Corp.                                              84,698   3,990,970
#*  USA Truck, Inc.                                        15,105     251,649
#   UTi Worldwide, Inc.                                    16,157     158,177
*   Versar, Inc.                                            5,526      21,330
    Viad Corp.                                             27,114     624,978
*   Virco Manufacturing Corp.                              12,601      27,659
#   VSE Corp.                                                 305      19,053
    Waste Connections, Inc.                                 2,800     125,048
    Watts Water Technologies, Inc. Class A                 53,615   2,852,318
#   Werner Enterprises, Inc.                               34,105     873,088
#*  Wesco Aircraft Holdings, Inc.                           6,228     126,179
#*  WESCO International, Inc.                              11,687   1,025,885
*   Willdan Group, Inc.                                     1,000       4,670

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                           SHARES      VALUE+
                                                          --------- ------------
Industrials -- (Continued)
*   Willis Lease Finance Corp.                                6,713 $    135,334
#*  XPO Logistics, Inc.                                      12,216      331,542
                                                                    ------------
Total Industrials                                                    684,232,353
                                                                    ------------
Information Technology -- (6.5%)
    Activision Blizzard, Inc.                               982,162   19,653,062
*   Acxiom Corp.                                              7,769      219,397
*   Advanced Energy Industries, Inc.                         47,985    1,049,912
*   Agilysys, Inc.                                           16,899      211,913
*   Alpha & Omega Semiconductor, Ltd.                           419        3,017
*   Amtech Systems, Inc.                                      8,571       73,282
#*  ANADIGICS, Inc.                                          33,721       42,151
*   AOL, Inc.                                               105,592    4,520,394
*   ARRIS Group, Inc.                                       140,787    3,673,133
*   Arrow Electronics, Inc.                                 182,170   10,338,147
    Astro-Med, Inc.                                           6,285       79,002
#*  Aviat Networks, Inc.                                     44,931       67,846
    Avnet, Inc.                                             139,400    6,012,322
    AVX Corp.                                               172,540    2,303,409
#*  Aware, Inc.                                              14,326       79,366
*   Axcelis Technologies, Inc.                               17,951       32,132
*   AXT, Inc.                                                20,506       44,293
*   Bankrate, Inc.                                            4,453       78,017
    Bel Fuse, Inc. Class A                                    4,174       84,983
    Bel Fuse, Inc. Class B                                   18,286      397,903
*   Benchmark Electronics, Inc.                              93,903    2,176,672
    Black Box Corp.                                          26,448      562,284
#*  Blackhawk Network Holdings, Inc. Class B                 25,926      597,076
#*  Blucora, Inc.                                            81,156    1,562,253
*   Brocade Communications Systems, Inc.                    461,513    4,296,686
    Brooks Automation, Inc.                                  50,847      520,165
*   Bsquare Corp.                                             4,065       13,008
*   BTU International, Inc.                                   1,600        4,688
#*  CACI International, Inc. Class A                         24,830    1,729,409
#*  Calix, Inc.                                              16,027      141,198
*   Cascade Microtech, Inc.                                  24,071      257,078
*   Ceva, Inc.                                                3,580       58,103
*   Checkpoint Systems, Inc.                                 27,235      347,791
*   CIBER, Inc.                                              85,855      370,894
    Cisco Systems, Inc.                                     117,637    2,718,591
    Cohu, Inc.                                               40,815      420,394
    Communications Systems, Inc.                             12,612      152,479
    Computer Sciences Corp.                                 205,559   12,164,982
#   Comtech Telecommunications Corp.                         15,569      494,316
    Concurrent Computer Corp.                                13,740      115,279
    Convergys Corp.                                         197,364    4,251,221
*   CoreLogic, Inc.                                          96,545    2,706,156
    Corning, Inc.                                         1,201,485   25,123,051
#*  Cray, Inc.                                               12,866      369,383
#   CSP, Inc.                                                 2,414       18,298
    CTS Corp.                                                66,936    1,190,791
#*  CyberOptics Corp.                                         9,134       68,688

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                          SHARES    VALUE+
                                                          ------- -----------
Information Technology -- (Continued)
*   Datalink Corp.                                          1,412 $    18,130
#*  Dataram Corp.                                           1,257       3,369
*   Digi International, Inc.                               31,089     275,449
*   Digital River, Inc.                                    22,145     338,597
*   Diodes, Inc.                                            4,709     124,176
*   DSP Group, Inc.                                        46,713     371,835
    EarthLink Holdings Corp.                               83,735     285,536
*   EchoStar Corp. Class A                                 23,551   1,058,853
*   Edgewater Technology, Inc.                             13,603      96,309
    Electro Rent Corp.                                     40,561     655,060
    Electro Scientific Industries, Inc.                    36,298     307,807
*   Electronics for Imaging, Inc.                          58,110   2,195,977
*   Emcore Corp.                                              744       3,594
*   Emulex Corp.                                           52,269     373,723
*   Entegris, Inc.                                            300       3,327
*   Entropic Communications, Inc.                           3,600      13,284
    EPIQ Systems, Inc.                                     23,453     299,964
*   ePlus, Inc.                                             8,745     437,600
*   Euronet Worldwide, Inc.                                23,278   1,070,555
#*  Exar Corp.                                             51,341     555,510
*   Fabrinet                                                4,055      87,588
*   Fairchild Semiconductor International, Inc.           118,008   1,502,242
    Fidelity National Information Services, Inc.          151,857   8,113,720
#*  Finisar Corp.                                          61,526   1,608,905
*   First Solar, Inc.                                      28,266   1,907,672
*   FormFactor, Inc.                                       30,568     175,766
*   Frequency Electronics, Inc.                            16,953     180,634
*   GSE Systems, Inc.                                      17,638      30,866
#*  GSI Technology, Inc.                                    9,236      58,649
    Hackett Group, Inc. (The)                              53,321     319,926
*   Harmonic, Inc.                                         35,712     251,055
    Hewlett-Packard Co.                                   443,760  14,670,706
#*  Hutchinson Technology, Inc.                            22,425      62,341
    IAC/InterActiveCorp                                   125,298   8,304,751
#*  ID Systems, Inc.                                       17,291      97,348
*   Identive Group, Inc.                                   10,175       8,649
#*  Imation Corp.                                          28,996     125,263
*   Ingram Micro, Inc. Class A                            277,679   7,486,226
*   Insight Enterprises, Inc.                              42,100   1,099,652
*   Integrated Device Technology, Inc.                    177,893   2,076,011
*   Integrated Silicon Solution, Inc.                      42,178     609,894
    Intel Corp.                                           176,618   4,713,934
#*  Internap Network Services Corp.                        32,386     217,634
*   International Rectifier Corp.                          79,000   2,057,160
#*  Interphase Corp.                                        2,999      16,345
    Intersil Corp. Class A                                119,798   1,478,307
*   Intevac, Inc.                                           7,954      64,030
*   IntraLinks Holdings, Inc.                               3,070      28,090
*   IntriCon Corp.                                          2,835      18,739
#*  Itron, Inc.                                            33,397   1,269,086
    IXYS Corp.                                              3,055      32,963
*   Juniper Networks, Inc.                                212,100   5,236,749

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                          SHARES    VALUE+
                                                          ------- -----------
Information Technology -- (Continued)
#*  Kemet Corp.                                             2,700 $    13,527
*   Key Tronic Corp.                                       17,623     184,689
*   Kulicke & Soffa Industries, Inc.                       71,688   1,054,530
*   KVH Industries, Inc.                                   35,149     474,863
*   Lattice Semiconductor Corp.                           108,469     913,309
#   Leidos Holdings, Inc.                                  10,850     404,054
#   Lexmark International, Inc. Class A                    35,849   1,541,507
*   Limelight Networks, Inc.                               18,463      38,218
*   LTX-Credence Corp.                                     20,165     194,189
#   ManTech International Corp. Class A                    12,385     369,445
    Marchex, Inc. Class B                                  32,883     304,168
    Marvell Technology Group, Ltd.                        166,418   2,639,389
#*  Maxwell Technologies, Inc.                              2,521      37,966
#*  Measurement Specialties, Inc.                             251      16,152
    Mentor Graphics Corp.                                  35,620     737,334
*   Mercury Systems, Inc.                                   2,055      28,688
    Methode Electronics, Inc.                              79,272   2,199,005
*   Micron Technology, Inc.                               758,908  19,822,677
    MKS Instruments, Inc.                                  61,200   1,722,780
#*  ModusLink Global Solutions, Inc.                       68,955     278,578
#*  Nanometrics, Inc.                                      13,265     215,689
*   NCI, Inc. Class A                                         686       6,839
*   NETGEAR, Inc.                                             428      13,824
*   Newport Corp.                                          64,756   1,209,642
#*  Novatel Wireless, Inc.                                 22,113      40,025
*   OmniVision Technologies, Inc.                          37,132     725,188
*   Oplink Communications, Inc.                            38,456     659,136
    Optical Cable Corp.                                    10,793      40,905
*   PAR Technology Corp.                                   22,705     109,665
#   Park Electrochemical Corp.                              1,642      43,776
    PC Connection, Inc.                                    39,267     785,733
    PC-Tel, Inc.                                           33,870     279,427
*   PCM, Inc.                                              10,471     109,108
    Perceptron, Inc.                                        8,428      99,450
*   Pericom Semiconductor Corp.                            37,284     300,882
*   Photronics, Inc.                                       79,712     691,900
#*  Planar Systems, Inc.                                    3,449       7,588
*   Plexus Corp.                                           10,626     445,442
*   PMC-Sierra, Inc.                                      102,988     704,438
*   Polycom, Inc.                                          36,977     454,817
*   Qualstar Corp.                                         12,400      18,724
*   Qumu Corp.                                                800      10,760
#*  Radisys Corp.                                           9,762      31,238
#*  Rambus, Inc.                                            1,069      12,924
*   RealNetworks, Inc.                                     30,402     229,231
#*  Reis, Inc.                                             13,511     222,391
#   RF Industries, Ltd.                                     2,823      17,249
#   Richardson Electronics, Ltd.                           24,525     245,740
*   Rofin-Sinar Technologies, Inc.                          4,978     110,512
*   Rogers Corp.                                            7,543     452,731
*   Rosetta Stone, Inc.                                     1,466      17,460
*   Rovi Corp.                                             19,000     423,510

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                           SHARES      VALUE+
                                                          --------- ------------
Information Technology -- (Continued)
*   Rudolph Technologies, Inc.                               45,996 $    419,024
    SanDisk Corp.                                            13,097    1,112,852
*   Sanmina Corp.                                            39,846      806,881
*   ScanSource, Inc.                                         14,745      566,355
    Science Applications International Corp.                  6,199      241,761
*   Seachange International, Inc.                            39,044      365,842
*   ShoreTel, Inc.                                            3,200       24,160
*   Sigma Designs, Inc.                                      11,784       44,426
*   Smith Micro Software, Inc.                                  500          830
#*  SMTC Corp.                                                1,200        1,836
*   Sonus Networks, Inc.                                     33,110      108,270
*   Spansion, Inc. Class A                                   21,173      377,515
*   Speed Commerce, Inc.                                        336        1,109
*   SS&C Technologies Holdings, Inc.                         25,793    1,003,864
*   StarTek, Inc.                                            27,060      188,067
#*  SunEdison, Inc.                                         154,224    2,965,728
#*  SunPower Corp.                                           18,322      612,321
*   Super Micro Computer, Inc.                                5,886      119,839
#*  support.com, Inc.                                        25,400       62,738
*   Sykes Enterprises, Inc.                                  20,292      401,579
*   SYNNEX Corp.                                             55,900    3,766,542
*   Tech Data Corp.                                          82,952    5,183,670
*   TeleCommunication Systems, Inc. Class A                  54,047      137,820
*   Telenav, Inc.                                             9,865       60,472
#*  Teradyne, Inc.                                           26,789      473,362
#   Tessco Technologies, Inc.                                 8,689      285,781
#   Tessera Technologies, Inc.                               48,635    1,066,566
    TheStreet, Inc.                                          35,273       90,652
*   TriQuint Semiconductor, Inc.                             59,493      843,611
*   TSR, Inc.                                                   550        1,667
#*  TTM Technologies, Inc.                                   62,635      494,190
    United Online, Inc.                                      17,780      210,693
#*  Veeco Instruments, Inc.                                  15,978      590,707
#*  Viasystems Group, Inc.                                   11,376      136,740
*   Vicon Industries, Inc.                                    5,787       16,898
*   Video Display Corp.                                         600        2,082
*   Virtusa Corp.                                            30,064      991,210
#   Vishay Intertechnology, Inc.                            228,349    3,247,123
*   Vishay Precision Group, Inc.                             24,277      394,016
*   Westell Technologies, Inc. Class A                       16,329       53,233
    Western Digital Corp.                                   212,781   18,752,390
    Xerox Corp.                                           1,188,277   14,366,269
*   XO Group, Inc.                                            6,284       66,736
*   Yahoo!, Inc.                                          1,048,770   37,703,281
*   Zygo Corp.                                               18,732      360,404
#*  Zynga, Inc. Class A                                     170,882      692,072
                                                                    ------------
Total Information Technology                                         324,918,367
                                                                    ------------
Materials -- (3.1%)
    A Schulman, Inc.                                         32,960    1,183,923
    Alcoa, Inc.                                             888,828   11,972,513
#   Allegheny Technologies, Inc.                             22,777      938,412

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                          SHARES    VALUE+
                                                          ------- -----------
Materials -- (Continued)
#*  AM Castle & Co.                                        36,370 $   446,624
    Ampco-Pittsburgh Corp.                                  4,007      80,260
    Ashland, Inc.                                         112,560  10,873,296
#   Axiall Corp.                                           26,423   1,231,312
    Bemis Co., Inc.                                        24,092     969,462
    Cabot Corp.                                            46,280   2,674,984
*   Century Aluminum Co.                                   15,822     217,553
*   Chemtura Corp.                                         49,368   1,100,906
*   Clearwater Paper Corp.                                 16,822   1,032,703
#   Cliffs Natural Resources, Inc.                         35,738     633,277
*   Coeur Mining, Inc.                                    128,160   1,109,866
    Commercial Metals Co.                                  85,208   1,635,994
*   Continental Materials Corp.                               100       1,851
*   Core Molding Technologies, Inc.                        11,847     142,283
    Cytec Industries, Inc.                                 64,700   6,167,204
    Domtar Corp.                                           30,917   2,886,411
    Dow Chemical Co. (The)                                 14,000     698,600
*   Ferro Corp.                                            42,247     548,366
    Freeport-McMoRan Copper & Gold, Inc.                  147,916   5,083,873
    Friedman Industries, Inc.                              16,110     138,224
#   FutureFuel Corp.                                        6,104     122,507
*   Graphic Packaging Holding Co.                         154,000   1,580,040
    Greif, Inc. Class A                                     4,885     264,718
*   Headwaters, Inc.                                       23,663     295,314
#   Hecla Mining Co.                                      203,366     624,334
#*  Horsehead Holding Corp.                                49,015     764,144
    Huntsman Corp.                                         50,242   1,258,562
    International Paper Co.                               493,615  23,027,140
#   Kaiser Aluminum Corp.                                  27,181   1,913,542
*   KapStone Paper and Packaging Corp.                     80,984   2,136,358
*   Kraton Performance Polymers, Inc.                       5,435     141,582
#   Kronos Worldwide, Inc.                                  4,331      67,780
*   Landec Corp.                                           37,056     439,484
#*  Louisiana-Pacific Corp.                               173,457   2,842,960
    LyondellBasell Industries NV Class A                   71,793   6,640,853
    Materion Corp.                                         18,497     622,424
    MeadWestvaco Corp.                                    188,451   7,362,781
*   Mercer International, Inc.                             21,725     179,883
    Minerals Technologies, Inc.                            34,280   2,039,317
    Myers Industries, Inc.                                 64,720   1,210,264
    Neenah Paper, Inc.                                      7,684     387,043
*   Northern Technologies International Corp.               3,035      64,190
    Nucor Corp.                                            83,945   4,344,154
#   Olin Corp.                                             62,261   1,749,534
    Olympic Steel, Inc.                                     9,986     263,231
#   OM Group, Inc.                                         42,299   1,238,938
#*  Penford Corp.                                          26,122     329,137
    PH Glatfelter Co.                                      50,600   1,291,312
    PolyOne Corp.                                           8,983     336,593
    Reliance Steel & Aluminum Co.                          93,801   6,642,987
*   Resolute Forest Products, Inc.                          1,817      32,415
    Rock-Tenn Co. Class A                                  26,305   2,515,021

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                            SHARES      VALUE+
                                                           --------- ------------
Materials -- (Continued)
*    RTI International Metals, Inc.                           50,032 $  1,408,901
#    Schnitzer Steel Industries, Inc. Class A                 14,397      404,124
     Sealed Air Corp.                                         46,499    1,595,381
     Sensient Technologies Corp.                              38,101    2,059,359
     Steel Dynamics, Inc.                                     94,919    1,734,170
*    Stillwater Mining Co.                                    59,549      939,683
*    SunCoke Energy, Inc.                                     62,210    1,298,323
#    Synalloy Corp.                                            5,144       79,732
#*   Texas Industries, Inc.                                   33,762    2,927,165
     Tredegar Corp.                                           40,177      836,083
     Tronox, Ltd. Class A                                      1,600       39,200
#*   Universal Stainless & Alloy Products, Inc.                9,093      326,348
     Vulcan Materials Co.                                     58,246    3,758,614
#    Wausau Paper Corp.                                       13,070      156,317
     Westlake Chemical Corp.                                 158,152   11,260,422
     Worthington Industries, Inc.                             47,320    1,741,376
                                                                     ------------
Total Materials                                                       155,061,637
                                                                     ------------
Other -- (0.0%)
(o)* Gerber Scientific, Inc. Escrow Shares                    47,409           --
(o)* Petrocorp, Inc. Escrow Shares                               900           --
                                                                     ------------
Total Other                                                                    --
                                                                     ------------
Real Estate Investment Trusts -- (0.0%)
     Geo Group, Inc. (The)                                     5,052      169,393
                                                                     ------------
Telecommunication Services -- (4.3%)
     AT&T, Inc.                                            4,065,906  145,152,844
     Atlantic Tele-Network, Inc.                                  84        4,970
*    Cbeyond, Inc.                                            11,274      111,500
#    CenturyLink, Inc.                                       510,163   17,809,790
#    Frontier Communications Corp.                           696,949    4,146,847
*    General Communication, Inc. Class A                      45,867      478,851
#*   Iridium Communications, Inc.                             14,800       98,716
     Lumos Networks Corp.                                        500        6,605
*    ORBCOMM, Inc.                                            44,499      279,009
*    Premiere Global Services, Inc.                            2,000       25,440
#    Shenandoah Telecommunications Co.                         3,026       84,819
#*   Sprint Corp.                                            824,326    7,006,771
     T-Mobile US, Inc.                                       113,786    3,332,792
     Telephone & Data Systems, Inc.                          154,629    4,204,362
#    United States Cellular Corp.                             33,568    1,394,415
     USA Mobility, Inc.                                       12,522      214,502
     Verizon Communications, Inc.                            644,888   30,135,616
*    Vonage Holdings Corp.                                    85,934      329,987
                                                                     ------------
Total Telecommunication Services                                      214,817,836
                                                                     ------------
Utilities -- (0.3%)
*    Calpine Corp.                                            62,921    1,442,778
#    Consolidated Water Co., Ltd.                              6,656       77,343
*    Genie Energy, Ltd. Class B                                5,000       40,500
     NRG Energy, Inc.                                        367,799   12,034,383

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


                                                             SHARES        VALUE+
                                                            ---------- --------------
Utilities -- (Continued)
      Ormat Technologies, Inc.                                  20,134 $      537,175
#     SJW Corp.                                                  6,569        178,874
      UGI Corp.                                                 52,659      2,458,649
                                                                       --------------
Total Utilities                                                            16,769,702
                                                                       --------------
TOTAL COMMON STOCKS                                                     4,778,992,761
                                                                       --------------
RIGHTS/WARRANTS -- (0.0%)
(o)*  Leap Wireless International, Inc. Contingent Value
        Rights                                                   8,393         21,150
(o)#* Magnum Hunter Resources Corp. Warrants 04/15/16            8,220             --
                                                                       --------------
TOTAL RIGHTS/WARRANTS                                                          21,150
                                                                       --------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional Liquid Reserves, 0.074%    11,873,516     11,873,516
                                                                       --------------

                                                             SHARES/
                                                              FACE
                                                             AMOUNT
                                                              (000)
                                                            ----------
SECURITIES LENDING COLLATERAL -- (4.6%)
(S)@ DFA Short Term Investment Fund                         19,872,417    229,923,863
                                                                       --------------
TOTAL INVESTMENTS -- (100.0%) (Cost $2,914,575,678)                    $5,020,811,290
                                                                       ==============

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES
CONTINUED


Summary of the Series' investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                        INVESTMENTS IN SECURITIES (MARKET VALUE)
                                   --------------------------------------------------
                                      LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                   -------------- ------------ ------- --------------
Common Stocks
   Consumer Discretionary          $  848,874,230           --   --    $  848,874,230
   Consumer Staples                   350,824,095           --   --       350,824,095
   Energy                             815,604,250           --   --       815,604,250
   Financials                         892,527,152 $      6,576   --       892,533,728
   Health Care                        475,127,397       59,773   --       475,187,170
   Industrials                        684,232,141          212   --       684,232,353
   Information Technology             324,918,367           --   --       324,918,367
   Materials                          155,061,637           --   --       155,061,637
   Other                                       --           --   --                --
   Real Estate Investment Trusts          169,393           --   --           169,393
   Telecommunication Services         214,817,836           --   --       214,817,836
   Utilities                           16,769,702           --   --        16,769,702
Rights/Warrants                                --       21,150   --            21,150
Temporary Cash Investments             11,873,516           --   --        11,873,516
Securities Lending Collateral                  --  229,923,863   --       229,923,863
                                   -------------- ------------   --    --------------
TOTAL                              $4,790,799,716 $230,011,574   --    $5,020,811,290
                                   ============== ============   ==    ==============

                  CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                            SHARES  VALUE+
                                                            ------ --------
COMMON STOCKS -- (90.3%)

Consumer Discretionary -- (13.3%)
*   1-800-Flowers.com, Inc. Class A                           600  $  3,270
    Aaron's, Inc.                                           1,900    55,993
#   Abercrombie & Fitch Co. Class A                           400    14,704
    Advance Auto Parts, Inc.                                  200    24,258
#*  Aeropostale, Inc.                                       1,830     9,095
    AH Belo Corp. Class A                                     600     6,906
*   Amazon.com, Inc.                                          700   212,891
#*  AMC Networks, Inc. Class A                                150     9,851
#*  America's Car-Mart, Inc.                                  400    14,456
*   American Axle & Manufacturing Holdings, Inc.              800    14,120
#   American Eagle Outfitters, Inc.                         2,800    32,368
#*  ANN, Inc.                                               1,000    39,190
*   Apollo Education Group, Inc. Class A                      400    11,544
*   Asbury Automotive Group, Inc.                             900    55,566
#*  Ascena Retail Group, Inc.                               1,500    25,800
*   Ascent Capital Group, Inc. Class A                        200    13,754
#   Autoliv, Inc.                                             600    61,188
*   AutoNation, Inc.                                          300    15,897
*   Ballantyne Strong, Inc.                                   500     2,260
#*  Barnes & Noble, Inc.                                    1,693    27,765
    Beasley Broadcasting Group, Inc. Class A                  300     2,310
*   Bed Bath & Beyond, Inc.                                   500    31,065
    Best Buy Co., Inc.                                      2,340    60,676
#   Big 5 Sporting Goods Corp.                                600     7,326
*   Big Lots, Inc.                                          1,158    45,741
*   Biglari Holdings, Inc.                                     60    25,741
*   Blue Nile, Inc.                                            47     1,632
#   Bob Evans Farms, Inc.                                   1,000    46,870
#*  Body Central Corp.                                        200       208
*   Books-A-Million, Inc.                                     600     1,416
    BorgWarner, Inc.                                          800    49,712
*   Bravo Brio Restaurant Group, Inc.                         181     2,710
*   Bridgepoint Education, Inc.                               721    11,428
    Brinker International, Inc.                               525    25,799
    Brown Shoe Co., Inc.                                    1,300    30,667
    Brunswick Corp.                                           622    24,998
#   Buckle, Inc. (The)                                        400    18,796
*   Buffalo Wild Wings, Inc.                                  400    58,448
*   Build-A-Bear Workshop, Inc.                               500     5,610
#*  Cabela's, Inc.                                          1,300    85,293
#*  Cache, Inc.                                               815     2,168
#   Callaway Golf Co.                                         980     8,536
*   Cambium Learning Group, Inc.                            1,078     2,415
#   Capella Education Co.                                      39     2,276
*   CarMax, Inc.                                            1,241    54,331
*   Carmike Cinemas, Inc.                                     300     8,898
    Carnival Corp.                                          1,760    69,186
    Carriage Services, Inc.                                   700    11,263
*   Carrols Restaurant Group, Inc.                            433     2,905
    Carter's, Inc.                                          1,000    73,660
    Cato Corp. (The) Class A                                  700    19,943

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
*   Cavco Industries, Inc.                                     200 $ 15,590
    CBS Corp. Class B                                        1,600   92,416
    Cheesecake Factory, Inc. (The)                           1,265   56,786
    Chico's FAS, Inc.                                        2,100   33,348
#   Children's Place Retail Stores, Inc. (The)                 500   24,000
    Choice Hotels International, Inc.                          700   30,926
*   Christopher & Banks Corp.                                  700    4,368
    Cinemark Holdings, Inc.                                  1,436   42,534
    Coach, Inc.                                                500   22,325
    Columbia Sportswear Co.                                    800   68,784
    Comcast Corp. Class A                                   11,509  595,706
#   Comcast Corp. Special Class A                            2,900  147,987
#*  Conn's, Inc.                                               989   43,743
    Cooper Tire & Rubber Co.                                 1,440   36,216
    Core-Mark Holding Co., Inc.                                200   16,108
#*  Corinthian Colleges, Inc.                                1,155    1,328
    Cracker Barrel Old Country Store, Inc.                     400   37,896
*   Crocs, Inc.                                              1,976   29,897
    CST Brands, Inc.                                           554   18,077
    CTC Media, Inc.                                          1,350   11,705
    Culp, Inc.                                                 500    9,025
*   Cumulus Media, Inc. Class A                                400    2,564
#   Dana Holding Corp.                                       4,036   85,442
#   Darden Restaurants, Inc.                                   500   24,855
#*  Deckers Outdoor Corp.                                      400   31,580
    Destination Maternity Corp.                                400    9,864
#   DeVry Education Group, Inc.                              1,197   53,901
    Dick's Sporting Goods, Inc.                                300   15,798
    Dillard's, Inc. Class A                                  1,400  137,102
    DineEquity, Inc.                                           566   42,908
*   DIRECTV                                                    802   62,235
*   Discovery Communications, Inc. Class A                     300   22,770
*   Discovery Communications, Inc. Class C                     300   21,039
*   DISH Network Corp. Class A                                 200   11,372
*   Dixie Group, Inc. (The)                                    400    6,028
*   Dollar Tree, Inc.                                          986   51,341
    Domino's Pizza, Inc.                                       600   44,628
*   Dorman Products, Inc.                                      800   46,040
#   DR Horton, Inc.                                          3,300   73,524
#*  DreamWorks Animation SKG, Inc. Class A                     700   16,821
    Drew Industries, Inc.                                      407   20,480
    DSW, Inc. Class A                                          600   20,034
#   Ethan Allen Interiors, Inc.                                800   19,424
*   EW Scripps Co. Class A                                   1,151   19,717
    Expedia, Inc.                                              571   40,535
*   Express, Inc.                                            1,624   23,662
    Family Dollar Stores, Inc.                                 500   29,375
*   Federal-Mogul Holdings Corp.                             1,897   32,666
*   Fiesta Restaurant Group, Inc.                              433   15,852
    Finish Line, Inc. (The) Class A                            700   19,271
    Foot Locker, Inc.                                        3,300  153,549
    Ford Motor Co.                                           3,820   61,693

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
*   Fossil Group, Inc.                                        200  $ 21,330
    Frisch's Restaurants, Inc.                                100     2,368
*   FTD Cos., Inc.                                            440    13,350
#*  G-III Apparel Group, Ltd.                                 600    43,062
#   GameStop Corp. Class A                                  3,194   126,738
    Gannett Co., Inc.                                       2,462    66,893
    Gap, Inc. (The)                                           300    11,790
    Garmin, Ltd.                                            1,300    74,230
    General Motors Co.                                      3,315   114,301
*   Genesco, Inc.                                             600    45,822
    Gentex Corp.                                              487    13,962
*   Gentherm, Inc.                                            750    27,263
#   Genuine Parts Co.                                         500    43,560
    Goodyear Tire & Rubber Co. (The)                          700    17,640
    Graham Holdings Co. Class B                               167   112,095
*   Grand Canyon Education, Inc.                              866    37,342
*   Gray Television, Inc.                                   1,180    13,275
#   Group 1 Automotive, Inc.                                  500    36,065
    Guess?, Inc.                                            1,374    36,974
    Hanesbrands, Inc.                                         700    57,463
    Harley-Davidson, Inc.                                     800    59,152
    Harman International Industries, Inc.                     700    76,727
    Harte-Hanks, Inc.                                       1,200     9,648
#   Hasbro, Inc.                                              400    22,104
    Haverty Furniture Cos., Inc.                              600    15,324
*   Helen of Troy, Ltd.                                       709    44,454
#*  hhgregg, Inc.                                             800     6,896
*   Hibbett Sports, Inc.                                      267    14,378
    Hillenbrand, Inc.                                       1,103    33,531
#*  Hollywood Media Corp.                                     300       375
    Home Depot, Inc. (The)                                  2,736   217,539
    Hooker Furniture Corp.                                    200     2,770
    HSN, Inc.                                                 400    23,216
*   Hyatt Hotels Corp. Class A                                442    24,876
#*  Iconix Brand Group, Inc.                                1,500    63,750
    International Speedway Corp. Class A                      600    18,864
    Interpublic Group of Cos., Inc. (The)                   1,600    27,872
    Interval Leisure Group, Inc.                              900    23,193
#*  iRobot Corp.                                              500    16,750
#*  ITT Educational Services, Inc.                            200     5,400
*   Jack in the Box, Inc.                                     900    48,186
#   JAKKS Pacific, Inc.                                       662     5,799
#*  JC Penney Co., Inc.                                     1,671    14,237
    John Wiley & Sons, Inc. Class A                           940    54,012
    John Wiley & Sons, Inc. Class B                            70     4,115
    Johnson Controls, Inc.                                  2,000    90,280
*   Jos A Bank Clothiers, Inc.                                400    25,820
*   Journal Communications, Inc. Class A                    1,600    12,832
*   K12, Inc.                                                 700    16,576
*   Kate Spade & Co.                                          728    25,313
#   KB Home                                                 2,000    33,020
*   Kirkland's, Inc.                                          474     8,110

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
#   Kohl's Corp.                                            1,498  $ 82,075
*   Kona Grill, Inc.                                          280     6,566
#*  Krispy Kreme Doughnuts, Inc.                              900    15,786
    L Brands, Inc.                                            400    21,680
    La-Z-Boy, Inc.                                            800    19,384
*   Lakeland Industries, Inc.                                 200     1,420
*   Lamar Advertising Co. Class A                             602    30,052
*   Lands' End, Inc.                                          270     7,466
*   LeapFrog Enterprises, Inc.                              1,200     8,220
    Lear Corp.                                              1,021    84,804
*   Learning Tree International, Inc.                         500     1,525
#*  Lee Enterprises, Inc.                                   2,000     8,040
#   Leggett & Platt, Inc.                                   2,900    95,294
#   Lennar Corp. Class A                                    1,200    46,308
*   Liberty Global P.L.C. Class A                             200     7,964
*   Liberty Global P.L.C. Class C                             792    30,437
*   Liberty Interactive Corp. Class A                       2,169    63,031
*   Liberty Media Corp. Class A                               740    95,985
*   Liberty Ventures Series A                                 620    35,985
#*  Life Time Fitness, Inc.                                 1,034    49,632
    Lifetime Brands, Inc.                                     500     9,550
*   LIN Media LLC Class A                                     746    17,479
#   Lincoln Educational Services Corp.                        300     1,224
#   Lions Gate Entertainment Corp.                            105     2,786
    Lithia Motors, Inc. Class A                               600    44,568
*   Live Nation Entertainment, Inc.                         3,800    79,344
*   LKQ Corp.                                               3,200    93,184
*   Loral Space & Communications, Inc.                        400    28,796
    Lowe's Cos., Inc.                                       1,600    73,456
*   Luby's, Inc.                                            1,000     5,420
#*  Lululemon Athletica, Inc.                                 200     9,186
#*  Lumber Liquidators Holdings, Inc.                         171    14,904
#*  M/I Homes, Inc.                                           500    11,135
    Macy's, Inc.                                            1,400    80,402
*   Madison Square Garden Co. (The) Class A                 1,250    68,250
    Marcus Corp. (The)                                        500     8,365
    Marine Products Corp.                                   1,100     7,810
#*  MarineMax, Inc.                                            15       241
#   Marriott International, Inc. Class A                      600    34,758
*   Marriott Vacations Worldwide Corp.                         70     3,814
*   Martha Stewart Living Omnimedia, Inc. Class A           1,000     3,910
    Mattel, Inc.                                              500    19,608
#   Matthews International Corp. Class A                      700    28,245
#*  McClatchy Co. (The) Class A                               127       696
    McDonald's Corp.                                        1,800   182,484
#   MDC Holdings, Inc.                                      1,300    35,880
    Men's Wearhouse, Inc. (The)                             1,222    57,898
    Meredith Corp.                                          1,100    48,477
*   Meritage Homes Corp.                                    1,000    38,580
#*  Modine Manufacturing Co.                                1,100    18,128
*   Mohawk Industries, Inc.                                   832   110,165
#   Monro Muffler Brake, Inc.                                 575    32,430

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
#   Morningstar, Inc.                                          600 $ 43,998
    Movado Group, Inc.                                         600   23,568
*   Murphy USA, Inc.                                           566   24,055
    NACCO Industries, Inc. Class A                             200   10,718
*   Nathan's Famous, Inc.                                      200    9,856
*   Nautilus, Inc.                                             477    3,973
*   Netflix, Inc.                                              200   64,408
#   New York Times Co. (The) Class A                         2,379   38,254
    NIKE, Inc. Class B                                       1,400  102,130
    Nordstrom, Inc.                                            500   30,640
*   NVR, Inc.                                                   13   14,001
*   O'Reilly Automotive, Inc.                                  700  104,153
#*  Office Depot, Inc.                                      10,039   41,060
    Omnicom Group, Inc.                                        600   40,608
*   Orbitz Worldwide, Inc.                                   1,300    9,555
*   Orient-Express Hotels, Ltd. Class A                      1,713   22,440
*   Outerwall, Inc.                                            758   52,567
*   Overstock.com, Inc.                                        300    4,806
    Oxford Industries, Inc.                                    400   26,404
*   Panera Bread Co. Class A                                   100   15,297
    Papa John's International, Inc.                          1,000   43,860
    Penske Automotive Group, Inc.                            2,600  119,236
#*  Pep Boys-Manny, Moe & Jack (The)                         1,200   12,264
#   PetSmart, Inc.                                             500   33,840
#   Pier 1 Imports, Inc.                                       500    9,130
    Polaris Industries, Inc.                                   402   54,001
    Pool Corp.                                                 553   32,638
*   Popeyes Louisiana Kitchen, Inc.                            300   11,430
#*  Premier Exhibitions, Inc.                                  300      262
*   Priceline Group, Inc. (The)                                100  115,775
    PVH Corp.                                                  616   77,351
#*  Quiksilver, Inc.                                         4,300   27,606
#*  RadioShack Corp.                                         3,000    4,290
    Ralph Lauren Corp.                                         100   15,137
*   Red Lion Hotels Corp.                                      600    3,450
*   Red Robin Gourmet Burgers, Inc.                            400   27,192
#   Regal Entertainment Group Class A                          600   11,280
    Regis Corp.                                              1,700   22,338
#   Rent-A-Center, Inc.                                      1,700   49,657
*   Rentrak Corp.                                              200   11,398
    Rocky Brands, Inc.                                         200    2,928
    Ross Stores, Inc.                                          400   27,232
    Royal Caribbean Cruises, Ltd.                            2,514  133,569
#*  Ruby Tuesday, Inc.                                       1,500   11,565
    Ruth's Hospitality Group, Inc.                             695    8,750
#   Ryland Group, Inc. (The)                                 1,048   40,233
    Saga Communications, Inc. Class A                          133    5,892
    Salem Communications Corp. Class A                         400    3,524
*   Sally Beauty Holdings, Inc.                                900   24,669
    Scripps Networks Interactive, Inc. Class A                 400   30,028
#*  Sears Holdings Corp.                                       900   39,429
#*  Select Comfort Corp.                                       580   10,672

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Consumer Discretionary -- (Continued)
    Service Corp. International                             6,100  $114,497
#*  Shiloh Industries, Inc.                                   600    11,844
#*  Shutterfly, Inc.                                          873    35,732
    Signet Jewelers, Ltd.                                   1,263   127,967
#   Sinclair Broadcast Group, Inc. Class A                    600    16,038
    Six Flags Entertainment Corp.                           1,800    72,252
*   Skechers U.S.A., Inc. Class A                             709    29,062
*   Skyline Corp.                                             400     2,040
#   Sonic Automotive, Inc. Class A                            900    21,906
*   Sonic Corp.                                             1,000    19,040
    Sotheby's                                                 932    39,200
    Spartan Motors, Inc.                                    1,100     5,841
#   Speedway Motorsports, Inc.                              1,314    23,902
    Stage Stores, Inc.                                        900    17,262
    Standard Motor Products, Inc.                             448    17,020
*   Standard Pacific Corp.                                  3,900    31,161
#   Staples, Inc.                                           4,555    56,937
    Starbucks Corp.                                           900    63,558
    Starwood Hotels & Resorts Worldwide, Inc.                 500    38,325
*   Starz                                                   1,690    54,536
    Stein Mart, Inc.                                        1,300    16,250
*   Steven Madden, Ltd.                                     1,023    36,429
    Strattec Security Corp.                                    40     2,672
#   Sturm Ruger & Co., Inc.                                   300    19,305
    Superior Industries International, Inc.                   800    16,912
    Superior Uniform Group, Inc.                              200     3,252
*   Systemax, Inc.                                            988    17,083
*   Tandy Leather Factory, Inc.                               300     2,937
    Target Corp.                                            2,600   160,550
#*  Tempur Sealy International, Inc.                          600    30,108
*   Tenneco, Inc.                                           1,000    59,870
#*  Tesla Motors, Inc.                                        200    41,578
    Texas Roadhouse, Inc.                                   1,500    37,110
#   Thor Industries, Inc.                                   1,040    63,305
    Tiffany & Co.                                             400    34,996
    Time Warner Cable, Inc.                                 2,380   336,675
    Time Warner, Inc.                                       5,166   343,332
    TJX Cos., Inc. (The)                                      885    51,489
*   Toll Brothers, Inc.                                     1,300    44,512
    Town Sports International Holdings, Inc.                  288     2,019
    Tractor Supply Co.                                        800    53,792
*   TRW Automotive Holdings Corp.                             770    61,869
#*  Tuesday Morning Corp.                                     600     8,388
    Tupperware Brands Corp.                                   400    33,964
    Twenty-First Century Fox, Inc. Class A                  2,500    80,050
    Twenty-First Century Fox, Inc. Class B                    895    28,031
*   Ulta Salon Cosmetics & Fragrance, Inc.                    200    17,542
#*  Under Armour, Inc. Class A                                400    19,556
#*  Unifi, Inc.                                               666    14,745
*   Universal Electronics, Inc.                               300    11,205
*   Urban Outfitters, Inc.                                    400    14,262
    Vail Resorts, Inc.                                      1,000    69,230

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Consumer Discretionary -- (Continued)
#   Value Line, Inc.                                          106  $     1,545
    VF Corp.                                                  800       48,872
    Viacom, Inc. Class B                                    1,000       84,980
*   Visteon Corp.                                             910       78,997
#*  VOXX International Corp.                                  850        9,988
    Walt Disney Co. (The)                                   7,200      571,248
#   Wendy's Co. (The)                                       9,318       77,433
*   West Marine, Inc.                                         500        5,350
    Whirlpool Corp.                                         1,100      168,718
    Williams-Sonoma, Inc.                                     500       31,410
    Winmark Corp.                                              30        2,276
*   Winnebago Industries, Inc.                                478       11,424
    Wolverine World Wide, Inc.                              1,128       31,697
    Wyndham Worldwide Corp.                                 2,200      156,948
    Yum! Brands, Inc.                                         600       46,194
*   Zale Corp.                                                600       12,834
*   Zumiez, Inc.                                              696       17,017
                                                                   -----------
Total Consumer Discretionary                                        13,432,393
                                                                   -----------
Consumer Staples -- (4.9%)
#   Alico, Inc.                                               200        6,984
    Andersons, Inc. (The)                                     750       46,717
    Archer-Daniels-Midland Co.                              2,600      113,698
    B&G Foods, Inc.                                         1,000       32,800
*   Boulder Brands, Inc.                                    1,229       18,140
    Bunge, Ltd.                                             1,475      117,484
    Cal-Maine Foods, Inc.                                     600       35,778
    Calavo Growers, Inc.                                      300        9,327
#   Campbell Soup Co.                                         800       36,392
    Casey's General Stores, Inc.                              807       55,409
*   Chiquita Brands International, Inc.                       861        9,884
    Church & Dwight Co., Inc.                                 600       41,406
#   Clorox Co. (The)                                          500       45,350
    Coca-Cola Bottling Co. Consolidated                       200       16,446
    Coca-Cola Co. (The)                                     5,690      232,095
    Coca-Cola Enterprises, Inc.                             1,297       58,936
    Colgate-Palmolive Co.                                   1,400       94,220
    ConAgra Foods, Inc.                                     3,453      105,351
    Costco Wholesale Corp.                                    800       92,544
*   Darling International, Inc.                             2,800       56,028
#   Dean Foods Co.                                          2,340       37,066
    Dr Pepper Snapple Group, Inc.                             884       48,991
*   Elizabeth Arden, Inc.                                   1,000       36,740
    Energizer Holdings, Inc.                                  633       70,700
    Estee Lauder Cos., Inc. (The) Class A                     400       29,028
*   Farmer Bros. Co.                                          500        9,855
    Flowers Foods, Inc.                                     3,300       67,716
#   Fresh Del Monte Produce, Inc.                             837       24,181
    General Mills, Inc.                                     1,144       60,655
    Griffin Land & Nurseries, Inc.                             93        2,716
#*  Hain Celestial Group, Inc. (The)                          800       68,816
    Hershey Co. (The)                                         300       28,872

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Consumer Staples -- (Continued)
    Hillshire Brands Co. (The)                                220  $    7,843
    Hormel Foods Corp.                                        900      42,921
    Ingles Markets, Inc. Class A                              300       6,897
    Ingredion, Inc.                                           818      57,628
    Inter Parfums, Inc.                                       750      27,442
    J&J Snack Foods Corp.                                     400      37,440
    JM Smucker Co. (The)                                    1,420     137,285
    John B. Sanfilippo & Son, Inc.                            200       4,610
    Kellogg Co.                                               300      20,049
    Keurig Green Mountain, Inc.                               500      46,840
    Kimberly-Clark Corp.                                      700      78,575
    Kraft Foods Group, Inc.                                   634      36,049
    Kroger Co. (The)                                          700      32,228
    Lancaster Colony Corp.                                    500      47,440
#   Lifeway Foods, Inc.                                       200       3,002
    McCormick & Co., Inc.                                     500      35,600
*   Medifast, Inc.                                            300       9,495
    Mondelez International, Inc. Class A                    6,403     228,267
*   Monster Beverage Corp.                                    400      26,784
*   National Beverage Corp.                                   400       7,712
*   Omega Protein Corp.                                       700       7,952
    Orchids Paper Products Co.                                 98       2,633
    PepsiCo, Inc.                                           3,179     273,044
*   Pilgrim's Pride Corp.                                   3,873      84,664
*   Post Holdings, Inc.                                       760      39,718
#   Pricesmart, Inc.                                          300      28,812
    Procter & Gamble Co. (The)                              9,400     775,970
*   Revlon, Inc. Class A                                      505      15,221
    Rocky Mountain Chocolate Factory, Inc.                    200       2,390
    Safeway, Inc.                                           1,200      40,872
#   Sanderson Farms, Inc.                                     600      49,362
    Snyder's-Lance, Inc.                                      800      21,248
    Spartan Stores, Inc.                                      700      15,078
    Spectrum Brands Holdings, Inc.                          1,343     103,183
#*  Susser Holdings Corp.                                     800      61,904
    Sysco Corp.                                             1,100      40,073
#   Tootsie Roll Industries, Inc.                           1,031      29,064
#*  TreeHouse Foods, Inc.                                     642      48,047
    Tyson Foods, Inc. Class A                               2,989     125,448
#*  United Natural Foods, Inc.                                900      62,127
    Wal-Mart Stores, Inc.                                   5,291     421,746
    WD-40 Co.                                                 200      14,568
#   Weis Markets, Inc.                                        788      36,319
*   WhiteWave Foods Co. (The) Class A                         791      21,903
    Whole Foods Market, Inc.                                  800      39,760
                                                                   ----------
Total Consumer Staples                                              4,965,538
                                                                   ----------
Energy -- (13.1%)
    Adams Resources & Energy, Inc.                             49       3,531
    Alon USA Energy, Inc.                                   1,630      26,553
#*  Alpha Natural Resources, Inc.                           4,329      18,615
    Anadarko Petroleum Corp.                                3,500     346,570

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Energy -- (Continued)
    Apache Corp.                                             2,351 $  204,067
#*  Approach Resources, Inc.                                   597     12,388
#   Arch Coal, Inc.                                          3,052     13,978
*   Atwood Oceanics, Inc.                                    1,150     56,994
    Baker Hughes, Inc.                                       2,161    151,054
*   Basic Energy Services, Inc.                                800     21,136
*   Bill Barrett Corp.                                       1,012     23,964
*   Bonanza Creek Energy, Inc.                                 363     17,649
    Bristow Group, Inc.                                      1,060     81,408
#*  C&J Energy Services, Inc.                                1,602     48,156
    Cabot Oil & Gas Corp.                                    5,600    219,968
*   Cameron International Corp.                                716     46,511
#   CARBO Ceramics, Inc.                                       428     59,881
*   Carrizo Oil & Gas, Inc.                                    704     38,734
    Chesapeake Energy Corp.                                  5,992    172,270
    Chevron Corp.                                           17,800  2,234,256
    Cimarex Energy Co.                                       1,000    119,120
*   Clayton Williams Energy, Inc.                              400     57,792
#*  Clean Energy Fuels Corp.                                 1,421     12,576
*   Cloud Peak Energy, Inc.                                    906     17,839
#   Comstock Resources, Inc.                                   900     25,020
*   Concho Resources, Inc.                                     828    108,013
    ConocoPhillips                                           8,900    661,359
    CONSOL Energy, Inc.                                      1,392     61,958
*   Contango Oil & Gas Co.                                     400     19,216
    Dawson Geophysical Co.                                     200      5,652
    Delek US Holdings, Inc.                                    900     28,791
    Devon Energy Corp.                                       2,409    168,630
#   Diamond Offshore Drilling, Inc.                            800     43,688
*   Dresser-Rand Group, Inc.                                   400     24,176
*   Dril-Quip, Inc.                                            500     56,560
#*  Endeavour International Corp.                              824      2,835
    Energen Corp.                                              300     23,373
    Energy XXI Bermuda, Ltd.                                   677     16,201
    EnLink Midstream LLC                                     1,400     49,462
    EOG Resources, Inc.                                      3,542    347,116
*   EPL Oil & Gas, Inc.                                        859     33,621
    EQT Corp.                                                  400     43,596
*   Era Group, Inc.                                            500     14,275
#*  Escalera Resources Co.                                     200        546
    Exterran Holdings, Inc.                                  1,611     69,305
    Exxon Mobil Corp.                                       20,079  2,056,290
*   FMC Technologies, Inc.                                     900     51,030
#*  Geospace Technologies Corp.                                222     12,905
    Green Plains Renewable Energy, Inc.                        700     20,930
*   Gulf Coast Ultra Deep Royalty Trust                      2,475      7,277
    Gulfmark Offshore, Inc. Class A                            900     40,509
*   Gulfport Energy Corp.                                    1,061     78,164
    Halliburton Co.                                          1,200     75,684
*   Helix Energy Solutions Group, Inc.                       1,500     36,060
    Helmerich & Payne, Inc.                                  1,200    130,380
*   Hercules Offshore, Inc.                                  3,605     16,114

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Energy -- (Continued)
    Hess Corp.                                              1,780  $158,705
    HollyFrontier Corp.                                     1,937   101,867
#*  Hornbeck Offshore Services, Inc.                          922    38,198
*   ION Geophysical Corp.                                   2,100     9,240
*   Key Energy Services, Inc.                               1,500    15,060
    Kinder Morgan, Inc.                                     1,123    36,677
#   LinnCo LLC                                              1,680    46,301
    Marathon Oil Corp.                                      4,400   159,060
    Marathon Petroleum Corp.                                2,400   223,080
*   Matador Resources Co.                                   1,100    31,592
*   Matrix Service Co.                                        500    15,485
    Murphy Oil Corp.                                          763    48,397
    Nabors Industries, Ltd.                                 2,343    59,793
    National Oilwell Varco, Inc.                            1,700   133,501
*   Natural Gas Services Group, Inc.                          200     6,138
*   Newfield Exploration Co.                                1,580    53,483
#*  Newpark Resources, Inc.                                 1,700    20,468
    Noble Corp. P.L.C.                                      1,866    57,491
    Noble Energy, Inc.                                      1,800   129,204
#*  Northern Oil and Gas, Inc.                                494     7,622
#*  Nuverra Environmental Solutions, Inc.                     242     4,116
*   Oasis Petroleum, Inc.                                     400    18,604
    Occidental Petroleum Corp.                              2,800   268,100
    Oceaneering International, Inc.                           600    43,968
*   Oil States International, Inc.                            781    75,866
    ONEOK, Inc.                                             1,284    81,175
#*  Overseas Shipholding Group, Inc.                          200     1,140
*   Parker Drilling Co.                                     3,152    20,898
    Patterson-UTI Energy, Inc.                              2,320    75,470
*   PDC Energy, Inc.                                          600    38,202
#*  Penn Virginia Corp.                                       420     6,989
#*  PHI, Inc. Non-Voting                                      400    17,920
    Phillips 66                                             4,450   370,329
*   Pioneer Energy Services Corp.                           1,900    28,443
    Pioneer Natural Resources Co.                             510    98,568
    QEP Resources, Inc.                                     2,300    70,587
    Range Resources Corp.                                     600    54,270
#*  Rentech, Inc.                                           1,935     4,102
*   Rex Energy Corp.                                        1,300    27,378
*   Rosetta Resources, Inc.                                   700    33,138
#*  Rowan Cos. P.L.C. Class A                               2,000    61,840
    RPC, Inc.                                               1,200    26,676
#*  SandRidge Energy, Inc.                                  5,159    35,391
    Schlumberger, Ltd.                                      2,905   295,003
    Scorpio Tankers, Inc.                                   1,738    15,659
#*  SEACOR Holdings, Inc.                                     500    41,695
    SemGroup Corp. Class A                                    751    47,974
    Ship Finance International, Ltd.                        1,848    32,580
    SM Energy Co.                                           1,072    79,467
*   Southwestern Energy Co.                                   600    28,728
    Spectra Energy Corp.                                      945    37,526
#*  Steel Excel, Inc.                                         350    11,340

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Energy -- (Continued)
*   Stone Energy Corp.                                      1,000  $    49,050
    Superior Energy Services, Inc.                          2,641       86,942
#*  Swift Energy Co.                                          991       12,219
*   Synergy Resources Corp.                                   800        9,312
    Targa Resources Corp.                                     300       32,397
    Teekay Corp.                                            1,700       95,387
#*  Tesco Corp.                                               818       16,360
    Tesoro Corp.                                            2,703      152,152
#*  TETRA Technologies, Inc.                                1,700       21,250
*   TGC Industries, Inc.                                      636        3,218
#   Tidewater, Inc.                                         1,500       76,395
#   Transocean, Ltd.                                        1,100       47,377
#*  Triangle Petroleum Corp.                                  854        8,215
*   Unit Corp.                                              1,100       72,545
*   Vaalco Energy, Inc.                                     1,200       11,064
    Valero Energy Corp.                                     5,000      285,850
    W&T Offshore, Inc.                                      1,613       30,970
*   Weatherford International, Ltd.                         5,083      106,743
#   Western Refining, Inc.                                  1,947       84,695
*   Westmoreland Coal Co.                                     200        5,922
*   Whiting Petroleum Corp.                                 1,400      103,208
*   Willbros Group, Inc.                                      427        4,744
    Williams Cos., Inc. (The)                               1,024       43,182
    World Fuel Services Corp.                               1,600       72,864
                                                                   -----------
Total Energy                                                        13,170,311
                                                                   -----------
Financials -- (19.5%)
    1st Source Corp.                                          700       20,643
#   1st United Bancorp, Inc.                                  500        3,660
    ACE, Ltd.                                               1,537      157,266
*   Affiliated Managers Group, Inc.                           300       59,460
#   Alexander & Baldwin, Inc.                               1,017       37,944
*   Alleghany Corp.                                           216       88,124
    Allied World Assurance Co. Holdings AG                    714       76,891
    Allstate Corp. (The)                                    2,800      159,460
#*  Altisource Asset Management Corp.                          21       20,543
#*  Altisource Portfolio Solutions SA                         218       22,609
*   American Capital, Ltd.                                  6,228       93,358
#   American Equity Investment Life Holding Co.             1,496       34,887
    American Express Co.                                    2,100      183,603
    American Financial Group, Inc.                          2,700      157,761
    American International Group, Inc.                      8,485      450,808
    American National Insurance Co.                           200       22,482
    Ameriprise Financial, Inc.                              1,850      206,515
*   Ameris Bancorp                                            730       15,527
    AMERISAFE, Inc.                                           500       21,325
    AmeriServ Financial, Inc.                                 560        1,949
#   Amtrust Financial Services, Inc.                        1,694       65,507
    Aon P.L.C.                                                900       76,392
#*  Arch Capital Group, Ltd.                                1,532       87,814
    Argo Group International Holdings, Ltd.                   879       39,045
    Arthur J Gallagher & Co.                                  500       22,510

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Financials -- (Continued)
    Aspen Insurance Holdings, Ltd.                           1,450 $ 66,381
    Associated Banc-Corp                                     2,772   48,649
    Assured Guaranty, Ltd.                                   2,829   67,641
*   Asta Funding, Inc.                                         300    2,451
    Astoria Financial Corp.                                  2,600   34,476
    Axis Capital Holdings, Ltd.                              1,300   59,475
    Bancfirst Corp.                                            497   28,930
*   Bancorp, Inc.                                              400    6,328
#   BancorpSouth, Inc.                                       2,400   56,064
    Bank Mutual Corp.                                        1,000    6,020
    Bank of America Corp.                                   36,276  549,219
    Bank of Hawaii Corp.                                       900   49,653
    Bank of Kentucky Financial Corp.                           108    3,727
    Bank of New York Mellon Corp. (The)                      4,100  138,867
    Bank of the Ozarks, Inc.                                   800   47,920
    BankUnited, Inc.                                         1,201   39,621
    Banner Corp.                                               471   18,623
    BB&T Corp.                                               2,800  104,524
    BBCN Bancorp, Inc.                                       1,500   23,115
#*  Beneficial Mutual Bancorp, Inc.                          1,200   15,648
*   Berkshire Hathaway, Inc. Class B                         2,400  309,240
    Berkshire Hills Bancorp, Inc.                              852   19,962
    BGC Partners, Inc. Class A                               3,707   26,579
    BlackRock, Inc.                                            600  180,600
*   BofI Holding, Inc.                                         218   17,573
    BOK Financial Corp.                                        631   41,280
    Boston Private Financial Holdings, Inc.                  1,500   18,765
*   Bridge Capital Holdings                                    114    2,554
    Brookline Bancorp, Inc.                                  1,601   14,537
    Brown & Brown, Inc.                                      2,525   75,194
    Bryn Mawr Bank Corp.                                       100    2,728
#   California First National Bancorp                            3       44
*   Capital Bank Financial Corp. Class A                        36      859
    Capital One Financial Corp.                              2,200  162,580
    Capitol Federal Financial, Inc.                          3,561   42,874
    Cardinal Financial Corp.                                   700   11,760
#   Cash America International, Inc.                         1,000   43,550
    Cathay General Bancorp                                   2,147   50,669
    CBOE Holdings, Inc.                                        300   16,008
    Centerstate Banks, Inc.                                    371    4,070
    Central Pacific Financial Corp.                          1,228   23,050
    Charles Schwab Corp. (The)                               1,200   31,860
    Chemical Financial Corp.                                   800   22,456
    Chicopee Bancorp, Inc.                                      89    1,542
    Chubb Corp. (The)                                        1,012   93,185
    Cincinnati Financial Corp.                               1,560   76,034
    CIT Group, Inc.                                          1,871   80,547
    Citigroup, Inc.                                         11,644  557,864
    Citizens Community Bancorp, Inc.                           300    2,409
#*  Citizens, Inc.                                           1,400    9,198
#   City Holding Co.                                           400   17,196
#   City National Corp.                                      1,300   94,341

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Financials -- (Continued)
    Clifton Bancorp, Inc.                                     214  $  2,480
#   CME Group, Inc.                                         2,000   140,780
    CNA Financial Corp.                                       721    29,525
    CNO Financial Group, Inc.                               5,921   102,137
    Columbia Banking System, Inc.                           1,146    28,444
    Comerica, Inc.                                          1,707    82,346
    Commerce Bancshares, Inc.                               1,777    77,264
#   Community Bank System, Inc.                               700    26,033
    Community Trust Bancorp, Inc.                             500    18,435
    Crawford & Co. Class A                                    200     1,930
    Crawford & Co. Class B                                    200     2,284
*   Credit Acceptance Corp.                                   162    21,306
#   Cullen/Frost Bankers, Inc.                              1,320   100,861
#   CVB Financial Corp.                                     3,160    45,694
#*  DFC Global Corp.                                        1,049     9,777
    Dime Community Bancshares, Inc.                           700    11,410
    Discover Financial Services                             1,400    78,260
    Donegal Group, Inc. Class A                               700    10,332
*   E*TRADE Financial Corp.                                 4,367    98,039
    East West Bancorp, Inc.                                 3,323   114,677
#   Eaton Vance Corp.                                         600    21,642
    EMC Insurance Group, Inc.                                 235     7,753
#*  Encore Capital Group, Inc.                                608    26,278
    Endurance Specialty Holdings, Ltd.                      1,100    55,902
#*  Enstar Group, Ltd.                                        200    25,820
    Enterprise Bancorp, Inc.                                   41       749
    Erie Indemnity Co. Class A                                500    35,825
#   ESB Financial Corp.                                       685     8,645
    Evercore Partners, Inc. Class A                           500    26,715
    Everest Re Group, Ltd.                                    700   110,621
*   Ezcorp, Inc. Class A                                      700     7,301
    FBL Financial Group, Inc. Class A                         800    35,768
    Federal Agricultural Mortgage Corp. Class C               200     7,116
#   Federated Investors, Inc. Class B                       1,900    54,226
    Federated National Holding Co.                            200     3,886
    Fidelity National Financial, Inc. Class A               4,855   156,234
*   First Acceptance Corp.                                  1,000     2,390
    First American Financial Corp.                          2,633    70,038
    First Bancorp                                             600    10,326
    First Bancorp, Inc.                                       147     2,342
*   First BanCorp.                                            200     1,028
*   First Cash Financial Services, Inc.                       644    31,408
    First Citizens BancShares, Inc. Class A                   250    56,222
    First Commonwealth Financial Corp.                      2,703    23,219
    First Financial Bancorp                                 1,800    29,142
#   First Financial Bankshares, Inc.                          802    47,358
    First Financial Corp.                                     300     9,603
    First Financial Holdings, Inc.                            469    26,953
    First Financial Northwest, Inc.                           100     1,020
    First Horizon National Corp.                            6,126    70,388
    First Midwest Bancorp, Inc.                             1,160    18,989
    First Niagara Financial Group, Inc.                     4,158    37,089

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Financials -- (Continued)
    First Republic Bank                                        203 $   10,304
    First South Bancorp, Inc.                                  400      3,212
    FirstMerit Corp.                                         1,386     26,875
    Flushing Financial Corp.                                   700     13,454
    FNB Corp.                                                3,468     43,142
*   Forest City Enterprises, Inc. Class A                    1,874     35,437
#*  Forest City Enterprises, Inc. Class B                      409      7,730
#*  Forestar Group, Inc.                                       900     15,345
    Franklin Resources, Inc.                                 1,200     62,820
    Fulton Financial Corp.                                   4,893     59,646
#   FXCM, Inc. Class A                                         151      2,337
*   Genworth Financial, Inc. Class A                           978     17,457
    German American Bancorp, Inc.                              482     12,551
    GFI Group, Inc.                                          3,664     13,630
    Glacier Bancorp, Inc.                                    1,900     48,754
*   Global Indemnity P.L.C.                                    550     14,740
    Goldman Sachs Group, Inc. (The)                          2,540    405,943
    Great Southern Bancorp, Inc.                               500     14,335
*   Green Dot Corp. Class A                                    141      2,449
#   Greenhill & Co., Inc.                                      170      8,526
*   Greenlight Capital Re, Ltd. Class A                        700     22,281
    Hancock Holding Co.                                      1,936     65,301
    Hanmi Financial Corp.                                      469      9,976
    Hanover Insurance Group, Inc. (The)                      1,300     75,985
    Hartford Financial Services Group, Inc. (The)            4,918    176,409
    HCC Insurance Holdings, Inc.                             2,600    119,444
#   HCI Group, Inc.                                            253      9,786
#   Heartland Financial USA, Inc.                              493     11,980
    Heritage Financial Group, Inc.                             114      2,195
    HF Financial Corp.                                          99      1,356
    HFF, Inc. Class A                                          650     22,100
*   Hilltop Holdings, Inc.                                   1,200     26,808
#*  Home Bancorp, Inc.                                         200      4,050
    Home BancShares, Inc.                                    1,200     38,052
    Horace Mann Educators Corp.                              1,200     36,084
    Hudson City Bancorp, Inc.                                7,639     76,084
#   Hudson Valley Holding Corp.                                110      2,020
    Iberiabank Corp.                                           700     44,030
#*  ICG Group, Inc.                                            900     18,342
    Independent Bank Corp.                                     618     22,940
    Interactive Brokers Group, Inc. Class A                    900     21,510
    IntercontinentalExchange Group, Inc.                       574    117,349
    International Bancshares Corp.                           1,757     40,341
*   Intervest Bancshares Corp. Class A                         200      1,514
    Invesco, Ltd.                                            4,026    141,755
*   Investment Technology Group, Inc.                        1,300     26,832
    Investors Bancorp, Inc.                                  2,932     78,372
#   Janus Capital Group, Inc.                                3,400     41,242
    Jones Lang LaSalle, Inc.                                   900    104,301
    JPMorgan Chase & Co.                                    21,909  1,226,466
*   KCG Holdings, Inc. Class A                                 207      2,060
#*  Kearny Financial Corp.                                   1,400     20,412

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Financials -- (Continued)
    Kemper Corp.                                            1,700  $ 66,997
    Kennedy-Wilson Holdings, Inc.                             930    20,311
    KeyCorp                                                 4,995    68,132
#   Lakeland Financial Corp.                                  508    18,593
#   Legg Mason, Inc.                                        2,652   124,352
    Leucadia National Corp.                                 3,371    86,028
    Lincoln National Corp.                                  2,505   121,518
    LNB Bancorp, Inc.                                         200     2,276
    Loews Corp.                                             2,000    87,940
#   M&T Bank Corp.                                          1,288   157,149
#   Maiden Holdings, Ltd.                                   1,300    15,340
    MainSource Financial Group, Inc.                          700    11,571
*   Markel Corp.                                              181   113,292
    MarketAxess Holdings, Inc.                                696    37,500
    Marsh & McLennan Cos., Inc.                             1,000    49,310
#*  Maui Land & Pineapple Co., Inc.                           240     1,879
#   MB Financial, Inc.                                      1,304    34,999
*   MBIA, Inc.                                              3,887    47,110
    MCG Capital Corp.                                       2,300     7,728
    McGraw Hill Financial, Inc.                               300    22,179
#   Meadowbrook Insurance Group, Inc.                       1,400     7,840
    Merchants Bancshares, Inc.                                114     3,314
    Mercury General Corp.                                   1,600    76,576
    MetLife, Inc.                                           3,728   195,161
*   Metro Bancorp, Inc.                                        84     1,715
*   MGIC Investment Corp.                                   5,400    46,440
    MidSouth Bancorp, Inc.                                     72     1,204
#   Montpelier Re Holdings, Ltd.                            1,781    54,463
    Moody's Corp.                                             600    47,100
    Morgan Stanley                                          4,000   123,720
*   MSCI, Inc.                                                400    16,216
    NASDAQ OMX Group, Inc. (The)                            2,199    81,143
    National Interstate Corp.                                 500    14,010
    National Penn Bancshares, Inc.                          3,425    33,462
    National Western Life Insurance Co. Class A                11     2,566
*   Navigators Group, Inc. (The)                              400    22,788
    NBT Bancorp, Inc.                                       1,078    24,417
    Nelnet, Inc. Class A                                    1,000    42,260
*   NewStar Financial, Inc.                                   868     9,913
    Northeast Community Bancorp, Inc.                         500     3,640
    Northern Trust Corp.                                    1,700   102,425
    Northwest Bancshares, Inc.                              2,350    31,231
#   Ocean Shore Holding Co.                                   183     2,743
    OceanFirst Financial Corp.                                600     9,732
*   Ocwen Financial Corp.                                   3,500   132,650
    OFG Bancorp                                             1,300    22,178
    Old National Bancorp                                    2,280    32,194
    Old Republic International Corp.                        3,800    62,928
#   OneBeacon Insurance Group, Ltd. Class A                   140     2,162
    Oppenheimer Holdings, Inc. Class A                        400    10,184
    Oritani Financial Corp.                                 1,400    20,762
    Pacific Continental Corp.                                 357     4,705

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             SHARES  VALUE+
                                                             ------ --------
Financials -- (Continued)
*    Pacific Mercantile Bancorp                                 91  $    596
     PacWest Bancorp                                         2,790   109,842
     Park National Corp.                                       540    39,161
     PartnerRe, Ltd.                                           970   102,238
     Peapack Gladstone Financial Corp.                         234     4,448
     Penns Woods Bancorp, Inc.                                  71     3,124
#    People's United Financial, Inc.                         3,487    49,794
*    PHH Corp.                                               1,109    26,361
*    PICO Holdings, Inc.                                       700    16,275
     Pinnacle Financial Partners, Inc.                         630    21,779
     Platinum Underwriters Holdings, Ltd.                      933    58,508
     PNC Financial Services Group, Inc. (The)                2,100   176,484
*    Popular, Inc.                                           1,838    56,794
#*   Portfolio Recovery Associates, Inc.                     1,500    85,725
     Primerica, Inc.                                         1,519    69,707
     Principal Financial Group, Inc.                         2,798   131,058
     PrivateBancorp, Inc.                                    1,429    39,398
     ProAssurance Corp.                                      1,800    81,756
     Progressive Corp. (The)                                   900    21,825
     Prosperity Bancshares, Inc.                             1,262    74,458
     Protective Life Corp.                                   2,200   112,530
     Provident Financial Services, Inc.                      1,800    31,284
     Prudential Financial, Inc.                              1,800   145,224
     Pulaski Financial Corp.                                   143     1,477
     QC Holdings, Inc.                                         500     1,035
     Radian Group, Inc.                                      1,100    15,378
     Raymond James Financial, Inc.                           1,529    75,991
     Regions Financial Corp.                                 2,091    21,203
     Reinsurance Group of America, Inc.                      1,271    97,498
#    RenaissanceRe Holdings, Ltd.                              779    78,843
     Renasant Corp.                                            700    19,054
     Resource America, Inc. Class A                            500     4,255
*    Riverview Bancorp, Inc.                                   500     1,740
#    RLI Corp.                                               1,320    56,839
     S&T Bancorp, Inc.                                         700    16,282
     Safety Insurance Group, Inc.                              500    26,855
     Sandy Spring Bancorp, Inc.                                600    14,430
     SEI Investments Co.                                       954    30,891
     Selective Insurance Group, Inc.                         1,010    23,169
*    Signature Bank                                            442    52,518
     Simmons First National Corp. Class A                      600    21,696
     SLM Corp.                                                 731    18,823
(o)  Southern Community Financial Corp.                        401        88
#    Southside Bancshares, Inc.                                566    15,609
#*   St Joe Co. (The)                                          800    14,280
     StanCorp Financial Group, Inc.                          1,300    79,430
#    State Auto Financial Corp.                              1,300    26,598
     State Street Corp.                                      1,694   109,365
#    Stewart Information Services Corp.                        400    12,200
*    Stifel Financial Corp.                                  1,502    70,249
*    Suffolk Bancorp                                           200     4,386
#*   Sun Bancorp, Inc.                                         722     2,744

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Financials -- (Continued)
    SunTrust Banks, Inc.                                     2,080 $   79,581
    Susquehanna Bancshares, Inc.                             3,894     40,342
*   SVB Financial Group                                        900     96,021
*   SWS Group, Inc.                                            600      4,446
    Symetra Financial Corp.                                  1,723     35,597
    Synovus Financial Corp.                                 15,496     49,742
    T Rowe Price Group, Inc.                                   400     32,852
#   TCF Financial Corp.                                      2,700     42,390
    TD Ameritrade Holding Corp.                              1,900     60,610
*   Tejon Ranch Co.                                            451     13,986
*   Texas Capital Bancshares, Inc.                             900     50,571
*   TFS Financial Corp.                                      2,603     34,854
    Tompkins Financial Corp.                                   305     14,378
    Torchmark Corp.                                            700     55,790
    Tower Group International, Ltd.                          1,359      3,343
    TowneBank                                                  721     11,125
    Travelers Cos., Inc. (The)                               3,008    272,465
*   Tree.com, Inc.                                             500     14,540
    TrustCo Bank Corp.                                       2,597     17,166
#   Trustmark Corp.                                          1,700     38,879
    U.S. Bancorp                                             8,200    334,396
#   UMB Financial Corp.                                      1,200     70,452
    Umpqua Holdings Corp.                                    3,092     51,420
    Union Bankshares Corp.                                   1,129     28,891
    Union Bankshares, Inc.                                      64      1,507
    United Bankshares, Inc.                                  1,707     49,930
*   United Community Banks, Inc.                               223      3,601
    United Financial Bancorp, Inc.(91030T109)                  711     12,542
    United Financial Bancorp, Inc.(910304104)                  910     11,976
    United Fire Group, Inc.                                    700     19,474
    Universal Insurance Holdings, Inc.                       1,300     19,019
    Univest Corp. of Pennsylvania                              600     11,826
    Unum Group                                               2,772     92,086
    Validus Holdings, Ltd.                                   2,319     85,965
#   Valley National Bancorp                                  3,926     39,339
    ViewPoint Financial Group, Inc.                            571     14,886
    Waddell & Reed Financial, Inc. Class A                     600     40,470
*   Walker & Dunlop, Inc.                                      600      9,408
    Washington Federal, Inc.                                 3,000     64,740
    Washington Trust Bancorp, Inc.                             517     17,681
    Waterstone Financial, Inc.                               1,097     11,420
    Webster Financial Corp.                                  1,903     57,356
    Wells Fargo & Co.                                       28,843  1,431,767
    WesBanco, Inc.                                             680     20,563
#   Westamerica Bancorporation                                 530     26,935
*   Western Alliance Bancorp                                 1,825     42,103
    Westwood Holdings Group, Inc.                               77      4,479
    Willis Group Holdings P.L.C.                             1,454     59,599
    Wilshire Bancorp, Inc.                                   1,608     16,080
    Wintrust Financial Corp.                                 1,001     44,865
#*  World Acceptance Corp.                                     300     21,780
    WR Berkley Corp.                                         2,300    101,752

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             SHARES   VALUE+
                                                             ------ -----------
Financials -- (Continued)
     XL Group P.L.C.                                         2,623  $    82,231
#    Zions Bancorp.                                          3,500      101,220
                                                                    -----------
Total Financials                                                     19,672,375
                                                                    -----------
Industrials -- (15.8%)
     3M Co.                                                  1,200      166,908
     AAON, Inc.                                                960       27,216
     AAR Corp.                                                 800       20,720
     ABM Industries, Inc.                                      800       21,672
*    ACCO Brands Corp.                                         759        4,653
#*   Acorn Energy, Inc.                                        100          232
     Actuant Corp. Class A                                   1,900       64,334
     Acuity Brands, Inc.                                       400       49,828
#    ADT Corp. (The)                                         1,422       43,001
#*   Advisory Board Co. (The)                                  400       22,904
*    AECOM Technology Corp.                                  1,444       46,814
*    Aegion Corp.                                              700       17,843
*    Aerovironment, Inc.                                       700       23,639
     AGCO Corp.                                              1,100       61,270
     Alamo Group, Inc.                                         400       21,248
     Alaska Air Group, Inc.                                  1,600      150,528
     Albany International Corp. Class A                        486       17,486
     Allegiant Travel Co.                                      400       46,980
     Allegion P.L.C.                                           433       21,369
     Alliant Techsystems, Inc.                                 848      122,299
(o)  Allied Defense Group, Inc.                                300           24
     Altra Industrial Motion Corp.                             800       27,328
     AMERCO                                                    600      150,066
*    American Airlines Group, Inc.                           1,900       66,633
     American Railcar Industries, Inc.                         600       41,664
#    American Science & Engineering, Inc.                      200       13,440
*    American Woodmark Corp.                                   490       14,705
#    AMETEK, Inc.                                              675       35,586
     AO Smith Corp.                                          1,700       79,492
     Apogee Enterprises, Inc.                                  600       19,062
     Applied Industrial Technologies, Inc.                     900       43,128
*    ARC Document Solutions, Inc.                              900        5,760
     ArcBest Corp.                                             600       23,652
*    Armstrong World Industries, Inc.                          549       28,855
     Astec Industries, Inc.                                    500       19,975
*    Astronics Corp.                                           506       28,903
#*   Astronics Corp. Class B                                   101        5,747
#*   Atlas Air Worldwide Holdings, Inc.                        850       29,742
*    Avis Budget Group, Inc.                                 2,700      141,993
     AZZ, Inc.                                                 600       26,052
*    B/E Aerospace, Inc.                                     1,100       96,547
     Babcock & Wilcox Co. (The)                              1,200       41,748
     Barnes Group, Inc.                                      1,620       62,402
     Barrett Business Services, Inc.                           300       15,123
*    Beacon Roofing Supply, Inc.                             1,200       42,696
*    Blount International, Inc.                                500        5,585
#*   BlueLinx Holdings, Inc.                                 2,778        3,639

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
    Boeing Co. (The)                                        1,000  $129,020
    Brady Corp. Class A                                     1,100    28,369
#   Briggs & Stratton Corp.                                 1,200    25,644
    Brink's Co. (The)                                         997    25,364
*   CAI International, Inc.                                   600    13,050
    Carlisle Cos., Inc.                                     1,000    82,250
#*  Casella Waste Systems, Inc. Class A                       700     3,570
    Caterpillar, Inc.                                       1,000   105,400
    CDI Corp.                                                 700    10,724
    Ceco Environmental Corp.                                  329     5,228
#   Celadon Group, Inc.                                       500    11,505
#   CH Robinson Worldwide, Inc.                               300    17,670
    Chicago Bridge & Iron Co. NV                              112     8,968
    Cintas Corp.                                            1,600    94,288
    CIRCOR International, Inc.                                500    40,605
    CLARCOR, Inc.                                             900    51,984
#*  Clean Harbors, Inc.                                       400    24,000
*   Colfax Corp.                                              900    64,782
*   Columbus McKinnon Corp.                                   500    13,245
    Comfort Systems USA, Inc.                               1,200    18,000
#*  Commercial Vehicle Group, Inc.                            400     3,884
#   Con-way, Inc.                                           1,428    60,661
*   Copart, Inc.                                              760    27,565
    Corporate Executive Board Co. (The)                       400    27,608
    Covanta Holding Corp.                                   2,083    38,431
*   Covenant Transportation Group, Inc. Class A               100     1,025
*   CRA International, Inc.                                   300     6,531
    Crane Co.                                                 900    65,457
    CSX Corp.                                               6,100   172,142
#   Cubic Corp.                                               600    28,458
    Cummins, Inc.                                             300    45,255
    Curtiss-Wright Corp.                                    1,200    76,728
    Danaher Corp.                                           2,000   146,760
    Deere & Co.                                               600    56,004
    Delta Air Lines, Inc.                                   5,168   190,337
    Deluxe Corp.                                            1,100    60,445
#*  DigitalGlobe, Inc.                                      1,670    49,733
    Donaldson Co., Inc.                                       800    33,672
    Dover Corp.                                             1,000    86,400
    Dun & Bradstreet Corp. (The)                              224    24,810
*   DXP Enterprises, Inc.                                     200    22,642
*   Dycom Industries, Inc.                                    700    21,980
    Eastern Co. (The)                                         142     2,398
    Eaton Corp. P.L.C.                                      1,916   139,178
    EMCOR Group, Inc.                                       1,600    73,584
    Emerson Electric Co.                                    1,500   102,270
    Encore Wire Corp.                                         700    34,111
#*  Energy Recovery, Inc.                                     992     5,069
*   EnerNOC, Inc.                                             785    18,526
    EnerSys, Inc.                                           1,200    81,096
*   Engility Holdings, Inc.                                   266    11,608
#*  EnPro Industries, Inc.                                    600    42,726

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Industrials -- (Continued)
    Equifax, Inc.                                              900 $   63,729
#   ESCO Technologies, Inc.                                    700     23,394
#*  Esterline Technologies Corp.                               800     87,216
    Exelis, Inc.                                             5,124     94,999
    Expeditors International of Washington, Inc.               700     28,868
    Exponent, Inc.                                             300     21,126
#   Fastenal Co.                                               600     30,048
*   Federal Signal Corp.                                     1,700     25,806
    FedEx Corp.                                              2,068    281,765
    Flowserve Corp.                                            600     43,830
    Fluor Corp.                                                785     59,425
    Fortune Brands Home & Security, Inc.                       270     10,760
    Forward Air Corp.                                          500     22,115
*   Franklin Covey Co.                                         700     14,189
    Franklin Electric Co., Inc.                              1,000     38,670
    FreightCar America, Inc.                                   300      7,878
*   FTI Consulting, Inc.                                     1,200     41,160
*   Fuel Tech, Inc.                                            600      3,654
    G&K Services, Inc. Class A                                 500     26,470
    GATX Corp.                                               1,400     91,882
#*  GenCorp, Inc.                                            1,200     21,072
    Generac Holdings, Inc.                                   1,093     64,356
    General Cable Corp.                                      1,052     26,952
    General Dynamics Corp.                                   1,200    131,340
    General Electric Co.                                    38,178  1,026,606
*   Genesee & Wyoming, Inc. Class A                            800     79,208
#*  Gibraltar Industries, Inc.                                 800     13,664
    Gorman-Rupp Co. (The)                                      625     19,406
*   GP Strategies Corp.                                        600     15,768
    Graco, Inc.                                                400     29,000
#*  GrafTech International, Ltd.                             2,352     26,366
    Graham Corp.                                               250      7,460
    Granite Construction, Inc.                               1,100     41,118
#*  Great Lakes Dredge & Dock Corp.                          1,000      8,630
#*  Greenbrier Cos., Inc. (The)                                700     36,708
    Griffon Corp.                                            1,100     11,704
*   H&E Equipment Services, Inc.                               375     14,456
    Hardinge, Inc.                                             300      4,008
    Harsco Corp.                                             2,094     50,109
    Heartland Express, Inc.                                  1,500     32,640
    HEICO Corp.                                                262     14,494
    HEICO Corp. Class A                                        471     19,193
#*  Heritage-Crystal Clean, Inc.                                99      1,584
    Herman Miller, Inc.                                        900     27,747
*   Hertz Global Holdings, Inc.                              2,888     82,221
*   Hexcel Corp.                                               900     37,521
*   Hill International, Inc.                                   900      6,048
#   HNI Corp.                                                  932     32,834
    Honeywell International, Inc.                            1,400    130,060
    Houston Wire & Cable Co.                                   221      2,754
*   Hub Group, Inc. Class A                                    700     31,255
    Hubbell, Inc. Class A                                      100     11,210

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
    Hubbell, Inc. Class B                                     300  $ 35,316
*   Hudson Global, Inc.                                       700     2,485
    Huntington Ingalls Industries, Inc.                       999   102,897
    Hurco Cos., Inc.                                          200     5,332
*   Huron Consulting Group, Inc.                              413    29,406
    Hyster-Yale Materials Handling, Inc.                      400    38,556
*   ICF International, Inc.                                   350    13,640
    IDEX Corp.                                              1,520   113,346
#*  IHS, Inc. Class A                                         300    36,189
    Illinois Tool Works, Inc.                               1,200   102,276
    Ingersoll-Rand P.L.C.                                   1,300    77,740
#*  InnerWorkings, Inc.                                       640     4,608
#*  Innovative Solutions & Support, Inc.                      400     2,692
    Insteel Industries, Inc.                                  400     8,232
#*  Integrated Electrical Services, Inc.                      500     3,105
    Interface, Inc.                                         1,285    23,117
    Iron Mountain, Inc.                                     1,135    32,279
    ITT Corp.                                               1,500    64,710
*   Jacobs Engineering Group, Inc.                            833    48,064
    JB Hunt Transport Services, Inc.                          420    31,962
#*  JetBlue Airways Corp.                                   7,800    61,659
#   Joy Global, Inc.                                          300    18,114
    Kaman Corp.                                               600    25,182
    Kansas City Southern                                    1,200   121,056
    KAR Auction Services, Inc.                              1,819    54,170
    KBR, Inc.                                                 800    20,296
    Kelly Services, Inc. Class A                              632    13,310
    Kennametal, Inc.                                        1,500    70,095
*   Key Technology, Inc.                                      200     2,466
    Kforce, Inc.                                              856    19,791
*   Kirby Corp.                                             1,300   130,806
    Knight Transportation, Inc.                             2,000    47,460
    Knoll, Inc.                                               628    11,423
*   Korn/Ferry International                                  806    23,414
    L-3 Communications Holdings, Inc.                       1,200   138,444
    Landstar System, Inc.                                     400    25,196
*   Lawson Products, Inc.                                     185     3,099
#*  Layne Christensen Co.                                     500     8,710
    LB Foster Co. Class A                                     200     9,470
    Lennox International, Inc.                                560    46,945
    Lincoln Electric Holdings, Inc.                           608    40,620
#   Lindsay Corp.                                             300    26,439
#*  LMI Aerospace, Inc.                                       300     4,092
    Lockheed Martin Corp.                                     324    53,181
    LSI Industries, Inc.                                      700     5,327
    Manitowoc Co., Inc. (The)                               2,048    65,085
#   Manpowergroup, Inc.                                     1,514   123,149
    Marten Transport, Ltd.                                    900    21,114
#*  MasTec, Inc.                                            1,477    58,460
    Mastech Holdings, Inc.                                     55       950
#   Matson, Inc.                                            1,017    24,093
#   McGrath RentCorp                                          700    22,106

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
*   Metalico, Inc.                                          1,567  $  2,413
*   Mfri, Inc.                                                200     2,178
*   Middleby Corp. (The)                                      215    54,283
#   Miller Industries, Inc.                                   300     5,811
#   Mobile Mini, Inc.                                       1,081    47,759
*   Moog, Inc. Class A                                      1,100    71,995
#*  Moog, Inc. Class B                                        138     9,036
    MSA Safety, Inc.                                        1,000    52,750
    Mueller Industries, Inc.                                2,200    63,668
    Mueller Water Products, Inc. Class A                    3,445    31,418
    Multi-Color Corp.                                         432    15,055
*   Navigant Consulting, Inc.                               1,100    18,480
#   NL Industries, Inc.                                       941     9,438
#   Nordson Corp.                                             400    29,740
    Norfolk Southern Corp.                                  3,180   300,605
    Northrop Grumman Corp.                                  1,795   218,110
*   Northwest Pipe Co.                                        100     3,577
*   Old Dominion Freight Line, Inc.                         1,800   109,134
    Omega Flex, Inc.                                          169     3,409
*   On Assignment, Inc.                                     1,100    38,500
*   Orbital Sciences Corp.                                  1,000    29,400
*   Orion Energy Systems, Inc.                                900     4,770
*   Orion Marine Group, Inc.                                1,000    11,730
    Oshkosh Corp.                                           1,336    74,161
    Owens Corning                                           2,256    92,158
    PACCAR, Inc.                                              350    22,393
*   PAM Transportation Services, Inc.                         300     7,467
*   Park-Ohio Holdings Corp.                                  200    11,678
    Parker Hannifin Corp.                                     500    63,440
*   Patrick Industries, Inc.                                  117     4,688
    Pentair, Ltd.                                           1,788   132,831
*   PGT, Inc.                                                 148     1,473
#   Pitney Bowes, Inc.                                        300     8,040
#*  PMFG, Inc.                                                256     1,452
    Powell Industries, Inc.                                   300    18,996
#*  PowerSecure International, Inc.                           500    11,115
    Precision Castparts Corp.                                 200    50,618
    Preformed Line Products Co.                               191    11,414
    Primoris Services Corp.                                 1,216    34,024
#*  Proto Labs, Inc.                                          146     8,839
    Quad/Graphics, Inc.                                       200     4,330
    Quanex Building Products Corp.                          1,000    18,840
*   Quanta Services, Inc.                                   1,500    52,920
#   Raven Industries, Inc.                                    600    18,540
    Raytheon Co.                                            1,600   152,768
*   RBC Bearings, Inc.                                        700    43,582
*   RCM Technologies, Inc.                                    400     2,712
    Regal-Beloit Corp.                                      1,000    74,730
*   Republic Airways Holdings, Inc.                         1,000     8,310
    Republic Services, Inc.                                 2,910   102,112
*   Roadrunner Transportation Systems, Inc.                   799    19,679
    Robert Half International, Inc.                           500    22,400

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
    Rockwell Automation, Inc.                                 500  $ 59,590
    Rockwell Collins, Inc.                                    500    38,825
    Rollins, Inc.                                           1,060    31,885
    Roper Industries, Inc.                                  1,300   180,635
    RR Donnelley & Sons Co.                                 4,395    77,352
#*  Rush Enterprises, Inc. Class A                            750    24,075
    Ryder System, Inc.                                      1,300   106,834
*   Saia, Inc.                                                450    18,527
    Simpson Manufacturing Co., Inc.                         1,400    45,906
    SkyWest, Inc.                                             900    10,440
*   SL Industries, Inc.                                       200     5,498
    Snap-on, Inc.                                           1,000   116,000
*   Spirit Aerosystems Holdings, Inc. Class A               1,500    45,045
*   Spirit Airlines, Inc.                                     800    45,472
    SPX Corp.                                                 746    75,973
    Standex International Corp.                               300    17,811
    Stanley Black & Decker, Inc.                            1,100    94,479
    Steelcase, Inc. Class A                                 2,300    37,904
*   Stericycle, Inc.                                          300    34,932
    Sun Hydraulics Corp.                                      462    18,887
#*  Swift Transportation Co.                                1,700    40,885
    Sypris Solutions, Inc.                                    700     2,121
    TAL International Group, Inc.                             900    37,962
#*  Taser International, Inc.                               1,471    23,757
#*  Team, Inc.                                                500    21,445
*   Tecumseh Products Co. Class A                             300     1,803
*   Teledyne Technologies, Inc.                               800    74,288
    Tennant Co.                                               300    19,137
#   Terex Corp.                                             1,939    83,939
*   Tetra Tech, Inc.                                        1,600    45,872
#   Textainer Group Holdings, Ltd.                            800    31,440
    Textron, Inc.                                           2,314    94,643
    Timken Co. (The)                                        1,100    69,388
#   Titan International, Inc.                                 755    13,220
*   Titan Machinery, Inc.                                     261     4,604
    Toro Co. (The)                                            400    25,416
    Towers Watson & Co. Class A                               400    44,888
    TransDigm Group, Inc.                                     100    17,787
*   Trex Co., Inc.                                            222    17,431
*   Trimas Corp.                                              456    16,352
    Trinity Industries, Inc.                                1,900   142,614
#   Triumph Group, Inc.                                     1,120    72,587
*   TrueBlue, Inc.                                            575    15,381
*   Tutor Perini Corp.                                        624    18,470
    Twin Disc, Inc.                                           400    11,572
    Tyco International, Ltd.                                1,405    57,465
*   Ultralife Corp.                                           400     1,440
    UniFirst Corp.                                            440    42,346
    Union Pacific Corp.                                     2,900   552,247
*   United Continental Holdings, Inc.                       1,700    69,479
    United Parcel Service, Inc. Class B                     1,100   108,350
#*  United Rentals, Inc.                                      425    39,878

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Industrials -- (Continued)
#   United Stationers, Inc.                                   900  $    33,777
    United Technologies Corp.                               1,655      195,836
    Universal Forest Products, Inc.                           600       30,294
#   Universal Truckload Services, Inc.                        325        8,015
    URS Corp.                                               1,700       80,104
    US Ecology, Inc.                                          400       17,860
#*  USG Corp.                                               1,447       43,207
#   UTi Worldwide, Inc.                                     1,678       16,428
#   Valmont Industries, Inc.                                  500       74,455
*   Verisk Analytics, Inc. Class A                            350       21,032
*   Versar, Inc.                                              300        1,158
    Viad Corp.                                                600       13,830
*   Vicor Corp.                                               655        5,476
*   Virco Manufacturing Corp.                                 285          626
#*  Volt Information Sciences, Inc.                           900        7,182
#*  Wabash National Corp.                                     600        8,016
*   WABCO Holdings, Inc.                                      200       21,402
    Wabtec Corp.                                              600       44,730
    Waste Connections, Inc.                                 2,000       89,320
    Waste Management, Inc.                                  1,174       52,184
    Watsco, Inc.                                              400       41,164
    Watts Water Technologies, Inc. Class A                    800       42,560
    Werner Enterprises, Inc.                                1,700       43,520
*   Wesco Aircraft Holdings, Inc.                              52        1,054
#*  WESCO International, Inc.                                 649       56,969
    Woodward, Inc.                                          1,000       44,830
    WW Grainger, Inc.                                         120       30,528
    Xylem, Inc.                                             1,471       55,295
                                                                   -----------
Total Industrials                                                   15,891,499
                                                                   -----------
Information Technology -- (13.6%)
#*  3D Systems Corp.                                          900       42,606
    Accenture P.L.C. Class A                                  500       40,110
*   ACI Worldwide, Inc.                                       561       32,061
*   Acxiom Corp.                                            2,300       64,952
*   ADDvantage Technologies Group, Inc.                       400        1,344
*   Adobe Systems, Inc.                                       824       50,833
#   ADTRAN, Inc.                                              600       13,458
*   Advanced Energy Industries, Inc.                        1,100       24,068
#*  Advanced Micro Devices, Inc.                            3,816       15,607
#   Advent Software, Inc.                                     859       24,756
*   Akamai Technologies, Inc.                                 612       32,479
*   Alliance Data Systems Corp.                               100       24,190
    Altera Corp.                                              500       16,260
    Amdocs, Ltd.                                            1,200       55,836
    American Software, Inc. Class A                           900        8,676
*   Amkor Technology, Inc.                                  4,400       34,980
    Amphenol Corp. Class A                                    600       57,210
*   Amtech Systems, Inc.                                      400        3,420
    Analog Devices, Inc.                                    1,343       68,882
    Anixter International, Inc.                               736       72,113
*   ANSYS, Inc.                                               300       22,893

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Information Technology -- (Continued)
*   AOL, Inc.                                                2,187 $   93,625
    Apple, Inc.                                              2,199  1,297,608
    Applied Materials, Inc.                                    602     11,474
*   Applied Micro Circuits Corp.                             1,196     11,613
*   ARRIS Group, Inc.                                        2,960     77,226
*   Arrow Electronics, Inc.                                  1,426     80,925
*   Aspen Technology, Inc.                                   1,102     47,375
#*  Atmel Corp.                                              1,400     10,878
*   Autodesk, Inc.                                             700     33,614
    Automatic Data Processing, Inc.                          1,000     77,960
    Avago Technologies, Ltd.                                   600     38,100
#*  Aviat Networks, Inc.                                       210        317
    Avnet, Inc.                                              1,633     70,431
    AVX Corp.                                                3,100     41,385
#*  Aware, Inc.                                                900      4,986
*   AXT, Inc.                                                  300        648
    Badger Meter, Inc.                                         300     14,865
    Belden, Inc.                                             1,200     88,572
*   Benchmark Electronics, Inc.                              1,800     41,724
#   Black Box Corp.                                            600     12,756
    Blackbaud, Inc.                                            350     10,658
#*  Blackhawk Network Holdings, Inc. Class B                   197      4,537
*   Blucora, Inc.                                            1,000     19,250
*   Bottomline Technologies de, Inc.                           822     26,008
    Broadcom Corp. Class A                                   1,212     37,342
    Broadridge Financial Solutions, Inc.                       813     31,170
*   Brocade Communications Systems, Inc.                     4,903     45,647
    Brooks Automation, Inc.                                  1,100     11,253
*   Bsquare Corp.                                              300        960
*   BTU International, Inc.                                    300        879
    CA, Inc.                                                 2,509     75,621
*   Cabot Microelectronics Corp.                               600     26,022
*   CACI International, Inc. Class A                           606     42,208
*   Cadence Design Systems, Inc.                               600      9,336
#*  CalAmp Corp.                                               500      8,875
*   Calix, Inc.                                                993      8,748
*   Cardtronics, Inc.                                          710     23,771
*   Ceva, Inc.                                                  95      1,542
*   Checkpoint Systems, Inc.                                   567      7,241
#*  Cirrus Logic, Inc.                                         417      9,299
    Cisco Systems, Inc.                                     14,702    339,763
#*  Citrix Systems, Inc.                                       400     23,724
*   Cognex Corp.                                             2,280     78,500
*   Cognizant Technology Solutions Corp. Class A               800     38,324
*   Coherent, Inc.                                             700     41,797
    Cohu, Inc.                                                 600      6,180
*   CommVault Systems, Inc.                                    200      9,680
    Computer Sciences Corp.                                  2,500    147,950
    Computer Task Group, Inc.                                  500      7,905
    Compuware Corp.                                          3,943     40,849
#   Comtech Telecommunications Corp.                           587     18,637
#*  Concur Technologies, Inc.                                  600     48,282

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Information Technology -- (Continued)
#   Convergys Corp.                                         2,800  $ 60,312
*   Conversant, Inc.                                        1,849    45,190
*   CoreLogic, Inc.                                         2,743    76,886
*   CoStar Group, Inc.                                        183    29,443
#*  Cray, Inc.                                                985    28,279
#*  Cree, Inc.                                                861    40,613
*   Crexendo, Inc.                                            200       636
    CSG Systems International, Inc.                           860    22,670
*   CyberOptics Corp.                                         300     2,256
    Daktronics, Inc.                                          587     7,643
*   Dealertrack Technologies, Inc.                          1,000    45,690
#   Diebold, Inc.                                           1,200    45,132
    Digimarc Corp.                                            128     4,227
*   Diodes, Inc.                                              900    23,733
*   DSP Group, Inc.                                           600     4,776
    DST Systems, Inc.                                         620    57,158
    EarthLink Holdings Corp.                                3,100    10,571
*   eBay, Inc.                                              2,200   114,026
#   Ebix, Inc.                                                762    12,024
*   EchoStar Corp. Class A                                    422    18,973
    Electro Rent Corp.                                        677    10,934
    Electro Scientific Industries, Inc.                       800     6,784
*   Electronic Arts, Inc.                                     800    22,640
*   Electronics for Imaging, Inc.                           1,016    38,395
    EMC Corp.                                               4,800   123,840
*   Emcore Corp.                                              300     1,449
*   Emulex Corp.                                            1,500    10,725
*   Entegris, Inc.                                          3,153    34,967
*   Envestnet, Inc.                                           684    25,205
    EPIQ Systems, Inc.                                        900    11,511
*   ePlus, Inc.                                               109     5,454
#*  Equinix, Inc.                                             238    44,699
*   Euronet Worldwide, Inc.                                 1,400    64,386
*   Exar Corp.                                              1,140    12,335
*   ExlService Holdings, Inc.                                 500    14,148
*   Extreme Networks, Inc.                                  2,847    16,285
*   F5 Networks, Inc.                                         300    31,551
*   Fabrinet                                                  700    15,120
#   FactSet Research Systems, Inc.                            100    10,650
    Fair Isaac Corp.                                          900    51,480
#*  Fairchild Semiconductor International, Inc.             3,216    40,940
#*  FalconStor Software, Inc.                                 700     1,064
*   FARO Technologies, Inc.                                   300    11,970
    FEI Co.                                                   600    47,712
    Fidelity National Information Services, Inc.            2,549   136,193
#*  Finisar Corp.                                           2,200    57,530
*   First Solar, Inc.                                       1,130    76,264
*   Fiserv, Inc.                                            3,000   182,340
    FLIR Systems, Inc.                                        800    27,232
#   Forrester Research, Inc.                                  400    14,172
*   Fortinet, Inc.                                            500    10,990
*   Frequency Electronics, Inc.                               300     3,197

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Information Technology -- (Continued)
#*  Gartner, Inc.                                             300  $ 20,682
*   Genpact, Ltd.                                           2,845    47,967
    Global Payments, Inc.                                     675    45,110
*   Google, Inc. Class A                                      400   213,952
*   Google, Inc. Class C                                      400   210,664
*   Guidewire Software, Inc.                                  500    18,880
*   Harmonic, Inc.                                          1,360     9,561
    Harris Corp.                                              300    22,056
#   Heartland Payment Systems, Inc.                           628    25,710
    Hewlett-Packard Co.                                     8,701   287,655
    Hittite Microwave Corp.                                   617    36,625
    IAC/InterActiveCorp                                     1,207    80,000
*   ID Systems, Inc.                                          400     2,252
*   Identive Group, Inc.                                    1,108       942
*   iGATE Corp.                                               600    21,960
#*  II-VI, Inc.                                             1,177    16,949
*   Ikanos Communications, Inc.                               410       244
*   Imation Corp.                                             400     1,728
#*  Immersion Corp.                                           800     9,072
#*  Infinera Corp.                                          1,900    17,024
*   Informatica Corp.                                         400    14,180
*   Ingram Micro, Inc. Class A                              2,108    56,832
*   Innodata, Inc.                                            200       674
*   Insight Enterprises, Inc.                                 900    23,508
*   Integrated Device Technology, Inc.                      3,014    35,173
*   Interactive Intelligence Group, Inc.                      200    12,514
#   InterDigital, Inc.                                        694    24,096
*   Internap Network Services Corp.                         1,600    10,752
    International Business Machines Corp.                   2,000   392,940
*   International Rectifier Corp.                           1,127    29,347
*   Interphase Corp.                                          200     1,090
    Intersil Corp. Class A                                  3,200    39,488
*   Intevac, Inc.                                             700     5,635
*   IntraLinks Holdings, Inc.                                  96       878
*   IntriCon Corp.                                            200     1,322
    Intuit, Inc.                                              400    30,300
#*  IPG Photonics Corp.                                       260    16,804
#*  Itron, Inc.                                             1,000    38,000
*   Ixia                                                    1,573    19,537
#   j2 Global, Inc.                                         1,050    48,678
    Jabil Circuit, Inc.                                     1,000    17,260
    Jack Henry & Associates, Inc.                           1,056    58,249
*   JDS Uniphase Corp.                                      1,700    21,539
*   Juniper Networks, Inc.                                  1,189    29,356
    KLA-Tencor Corp.                                          900    57,591
*   Knowles Corp.                                             500    13,965
*   Kulicke & Soffa Industries, Inc.                        1,300    19,123
*   Lam Research Corp.                                      1,187    68,383
*   Lattice Semiconductor Corp.                             2,800    23,576
#   Leidos Holdings, Inc.                                     748    27,856
    Lexmark International, Inc. Class A                     1,000    43,000
    Linear Technology Corp.                                   740    32,930

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                SHARES  VALUE+
                                                                ------ --------
Information Technology -- (Continued)
*   Lionbridge Technologies, Inc.                                  322 $  1,893
    Littelfuse, Inc.                                               600   54,330
*   LoJack Corp.                                                   600    3,402
    LSI Corp.                                                    1,600   17,824
*   Magnachip Semiconductor Corp.                                  652    9,128
*   Manhattan Associates, Inc.                                   1,280   40,358
#   ManTech International Corp. Class A                            600   17,898
    MasterCard, Inc. Class A                                     2,000  147,100
    Maxim Integrated Products, Inc.                              1,178   38,214
    MAXIMUS, Inc.                                                1,600   68,112
*   Measurement Specialties, Inc.                                  500   32,175
    Mentor Graphics Corp.                                        3,300   68,310
    Methode Electronics, Inc.                                      707   19,612
    Micrel, Inc.                                                   552    5,498
#   Microchip Technology, Inc.                                     600   28,524
*   Micron Technology, Inc.                                     10,475  273,607
*   MICROS Systems, Inc.                                           200   10,300
*   Microsemi Corp.                                              2,307   54,261
    Microsoft Corp.                                             14,774  596,870
    MKS Instruments, Inc.                                        1,500   42,225
#*  ModusLink Global Solutions, Inc.                               900    3,636
*   Monolithic Power Systems, Inc.                               1,260   46,746
    Monotype Imaging Holdings, Inc.                                800   21,128
*   Monster Worldwide, Inc.                                      3,200   22,048
    Motorola Solutions, Inc.                                       347   22,062
*   Move, Inc.                                                     523    5,591
#   MTS Systems Corp.                                              300   19,341
*   Multi-Fineline Electronix, Inc.                                800    9,904
*   NAPCO Security Technologies, Inc.                              600    3,504
    National Instruments Corp.                                   1,500   40,965
*   NCR Corp.                                                      800   24,408
#   NetApp, Inc.                                                 1,861   66,270
#*  NETGEAR, Inc.                                                  825   26,648
*   Netscout Systems, Inc.                                       1,100   42,856
#*  NetSuite, Inc.                                                 148   11,442
#*  NeuStar, Inc. Class A                                          700   18,004
*   Newport Corp.                                                  800   14,944
    NIC, Inc.                                                      700   12,838
*   Oclaro, Inc.                                                   500    1,700
*   OmniVision Technologies, Inc.                                  800   15,624
*   ON Semiconductor Corp.                                       3,364   31,655
*   OpenTable, Inc.                                                132    8,865
    Oracle Corp.                                                 6,000  245,280
*   OSI Systems, Inc.                                              500   27,905
*   PAR Technology Corp.                                           400    1,932
    Park Electrochemical Corp.                                     600   15,996
    Paychex, Inc.                                                  800   33,448
    PC Connection, Inc.                                          1,000   20,010
    PC-Tel, Inc.                                                   700    5,775
*   PCM, Inc.                                                      400    4,168
*   PDF Solutions, Inc.                                            800   15,016
    Pegasystems, Inc.                                              426    7,059

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                SHARES  VALUE+
                                                                ------ --------
Information Technology -- (Continued)
*   Planar Systems, Inc.                                          569  $  1,252
    Plantronics, Inc.                                             800    34,856
*   Plexus Corp.                                                  700    29,344
*   PMC-Sierra, Inc.                                            4,949    33,851
*   Polycom, Inc.                                               1,800    22,140
#   Power Integrations, Inc.                                      428    20,214
*   Progress Software Corp.                                     1,500    32,190
*   PTC, Inc.                                                     700    24,759
    QAD, Inc. Class B                                             101     1,575
*   QLogic Corp.                                                1,500    17,370
    QUALCOMM, Inc.                                              3,200   251,872
*   Qumu Corp.                                                    400     5,380
*   Rackspace Hosting, Inc.                                       300     8,706
*   Rambus, Inc.                                                2,047    24,748
#*  RealNetworks, Inc.                                          1,200     9,048
*   Red Hat, Inc.                                                 800    38,920
*   Reis, Inc.                                                    200     3,292
*   RF Micro Devices, Inc.                                      3,801    32,080
*   Rofin-Sinar Technologies, Inc.                                400     8,880
*   Rogers Corp.                                                  400    24,008
*   Rovi Corp.                                                    515    11,479
*   Rubicon Technology, Inc.                                      590     5,977
*   Rudolph Technologies, Inc.                                  1,000     9,110
*   Salesforce.com, Inc.                                          500    25,825
    SanDisk Corp.                                               1,900   161,443
*   Sanmina Corp.                                               1,100    22,275
*   Sapient Corp.                                               2,855    46,451
*   ScanSource, Inc.                                              700    26,887
#   Science Applications International Corp.                      827    32,253
*   Seachange International, Inc.                                 516     4,835
#   Seagate Technology P.L.C.                                     640    33,651
*   Semtech Corp.                                               1,100    26,378
*   ServiceSource International, Inc.                              89       555
*   Sigma Designs, Inc.                                           300     1,131
*   Silicon Laboratories, Inc.                                    700    31,465
*   Skyworks Solutions, Inc.                                      600    24,630
*   SolarWinds, Inc.                                              200     8,064
*   Sonus Networks, Inc.                                        5,500    17,985
*   SS&C Technologies Holdings, Inc.                            1,365    53,126
*   Stamps.com, Inc.                                              300    10,413
*   StarTek, Inc.                                                 300     2,085
#*  Stratasys, Ltd.                                               200    19,374
*   SunEdison, Inc.                                             3,868    74,382
#*  SunPower Corp.                                              1,332    44,515
*   support.com, Inc.                                           1,000     2,470
*   Sykes Enterprises, Inc.                                     1,080    21,373
    Symantec Corp.                                                700    14,196
#*  Synaptics, Inc.                                               750    46,613
#*  Synchronoss Technologies, Inc.                                162     4,931
*   SYNNEX Corp.                                                  900    60,642
*   Synopsys, Inc.                                              1,853    69,710
#*  Syntel, Inc.                                                  300    24,096

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                             SHARES   VALUE+
                                                             ------ -----------
Information Technology -- (Continued)
*   Take-Two Interactive Software, Inc.                      2,201  $    44,856
    TE Connectivity, Ltd.                                    1,113       65,645
*   Tech Data Corp.                                          1,200       74,988
*   Telenav, Inc.                                              500        3,065
*   TeleTech Holdings, Inc.                                  1,009       24,347
*   Teradata Corp.                                             800       36,368
*   Teradyne, Inc.                                           2,728       48,204
    Tessco Technologies, Inc.                                  150        4,934
    Tessera Technologies, Inc.                               1,453       31,864
    Texas Instruments, Inc.                                  1,900       86,355
#*  TIBCO Software, Inc.                                       600       11,778
    Transact Technologies, Inc.                                400        4,276
#*  Trimble Navigation, Ltd.                                   900       34,587
*   TriQuint Semiconductor, Inc.                             3,000       42,540
*   TTM Technologies, Inc.                                   1,700       13,413
#*  Tyler Technologies, Inc.                                   400       32,660
#*  Ultratech, Inc.                                            600       15,972
*   Unisys Corp.                                               810       19,740
    United Online, Inc.                                        314        3,721
#*  Veeco Instruments, Inc.                                    700       25,879
*   VeriFone Systems, Inc.                                   1,800       60,192
*   Verint Systems, Inc.                                       500       21,885
#*  VeriSign, Inc.                                             500       23,590
#*  ViaSat, Inc.                                               800       51,368
*   Viasystems Group, Inc.                                     180        2,164
*   Video Display Corp.                                        300        1,041
*   Virtusa Corp.                                              632       20,837
    Visa, Inc. Class A                                       1,400      283,654
#   Vishay Intertechnology, Inc.                             3,100       44,082
#*  VistaPrint NV                                              519       20,485
*   Web.com Group, Inc.                                        966       29,666
#*  WebMD Health Corp.                                         412       18,165
    Western Digital Corp.                                    2,700      237,951
*   WEX, Inc.                                                  500       47,985
    Xilinx, Inc.                                               800       37,752
*   XO Group, Inc.                                             900        9,558
*   Yahoo!, Inc.                                             2,200       79,090
*   Zebra Technologies Corp. Class A                           849       58,955
*   Zix Corp.                                                1,300        4,264
                                                                    -----------
Total Information Technology                                         13,697,873
                                                                    -----------
Materials -- (5.7%)
    A Schulman, Inc.                                           719       25,826
*   AEP Industries, Inc.                                       200        7,124
    Air Products & Chemicals, Inc.                             500       58,760
    Airgas, Inc.                                             1,000      106,260
    Albemarle Corp.                                            300       20,112
    Allegheny Technologies, Inc.                               843       34,732
    AMCOL International Corp.                                  711       32,599
#   American Vanguard Corp.                                    800       14,248
    Ampco-Pittsburgh Corp.                                     300        6,009
#   Aptargroup, Inc.                                         1,200       80,904

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                SHARES  VALUE+
                                                                ------ --------
Materials -- (Continued)
    Ashland, Inc.                                               1,241  $119,881
    Avery Dennison Corp.                                        1,602    77,953
    Axiall Corp.                                                1,023    47,672
    Ball Corp.                                                    600    33,714
    Bemis Co., Inc.                                             2,200    88,528
#   Cabot Corp.                                                 1,200    69,360
*   Calgon Carbon Corp.                                         1,200    24,036
#   Carpenter Technology Corp.                                    800    50,240
    Celanese Corp. Series A                                       500    30,715
*   Century Aluminum Co.                                        2,502    34,402
    CF Industries Holdings, Inc.                                  400    98,068
*   Chemtura Corp.                                              2,194    48,926
*   Clearwater Paper Corp.                                        600    36,834
#   Cliffs Natural Resources, Inc.                              1,248    22,115
*   Coeur Mining, Inc.                                          1,988    17,216
    Commercial Metals Co.                                       3,400    65,280
    Compass Minerals International, Inc.                          300    27,480
*   Core Molding Technologies, Inc.                               300     3,603
*   Crown Holdings, Inc.                                          500    23,585
#   Cytec Industries, Inc.                                      1,100   104,852
    Deltic Timber Corp.                                           300    18,225
    Domtar Corp.                                                  802    74,875
    Dow Chemical Co. (The)                                      3,400   169,660
    Eagle Materials, Inc.                                       1,100    91,663
    Eastman Chemical Co.                                          900    78,453
    Ecolab, Inc.                                                  592    61,947
    EI du Pont de Nemours & Co.                                 1,400    94,248
*   Ferro Corp.                                                 2,200    28,556
    FMC Corp.                                                     600    46,200
    Freeport-McMoRan Copper & Gold, Inc.                        2,808    96,511
    Friedman Industries, Inc.                                     300     2,574
#   FutureFuel Corp.                                              180     3,613
    Globe Specialty Metals, Inc.                                1,322    25,620
*   Graphic Packaging Holding Co.                               5,411    55,517
    Greif, Inc. Class A                                           600    32,514
    Greif, Inc. Class B                                           234    13,762
    Hawkins, Inc.                                                 233     8,435
    Haynes International, Inc.                                    259    13,740
    HB Fuller Co.                                               1,200    55,596
#   Hecla Mining Co.                                            6,909    21,211
#*  Horsehead Holding Corp.                                       233     3,632
    Huntsman Corp.                                              2,700    67,635
    Innophos Holdings, Inc.                                       408    23,028
    Innospec, Inc.                                                558    24,027
    International Flavors & Fragrances, Inc.                      300    29,556
    International Paper Co.                                     2,500   116,625
#*  Intrepid Potash, Inc.                                         917    14,947
    Kaiser Aluminum Corp.                                         500    35,200
*   KapStone Paper and Packaging Corp.                          2,800    73,864
    KMG Chemicals, Inc.                                           300     4,683
    Koppers Holdings, Inc.                                        225     9,608
*   Kraton Performance Polymers, Inc.                             400    10,420

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                SHARES  VALUE+
                                                                ------ --------
Materials -- (Continued)
#   Kronos Worldwide, Inc.                                        564  $  8,827
*   Landec Corp.                                                  800     9,488
#*  Louisiana-Pacific Corp.                                     3,715    60,889
    LyondellBasell Industries NV Class A                          962    88,985
    Martin Marietta Materials, Inc.                               747    92,875
    Materion Corp.                                                491    16,522
    MeadWestvaco Corp.                                          2,000    78,140
    Minerals Technologies, Inc.                                 1,200    71,388
    Monsanto Co.                                                  900    99,630
    Mosaic Co. (The)                                              960    48,038
    Myers Industries, Inc.                                        775    14,492
#   NewMarket Corp.                                               300   111,696
    Newmont Mining Corp.                                        2,600    64,558
    Nucor Corp.                                                 1,975   102,206
#   Olin Corp.                                                  1,700    47,770
    Olympic Steel, Inc.                                           300     7,908
    OM Group, Inc.                                                900    26,361
*   Owens-Illinois, Inc.                                        1,196    38,009
    Packaging Corp. of America                                  1,039    69,229
#*  Penford Corp.                                                 200     2,520
    PH Glatfelter Co.                                             800    20,416
#   PolyOne Corp.                                               2,422    90,752
    PPG Industries, Inc.                                          340    65,831
    Praxair, Inc.                                                 400    52,220
#   Quaker Chemical Corp.                                         400    29,772
    Reliance Steel & Aluminum Co.                               1,607   113,808
    Rock-Tenn Co. Class A                                         827    79,069
    Rockwood Holdings, Inc.                                     1,200    85,260
#   Royal Gold, Inc.                                              800    52,960
    RPM International, Inc.                                     2,900   123,714
*   RTI International Metals, Inc.                                400    11,264
#   Schnitzer Steel Industries, Inc. Class A                      600    16,842
    Scotts Miracle-Gro Co. (The) Class A                          300    18,363
    Sealed Air Corp.                                            2,662    91,333
    Sensient Technologies Corp.                                 1,248    67,454
    Sherwin-Williams Co. (The)                                    200    39,968
    Silgan Holdings, Inc.                                         600    29,850
    Sonoco Products Co.                                         1,434    60,343
    Steel Dynamics, Inc.                                        3,710    67,782
#   Stepan Co.                                                    600    34,698
*   Stillwater Mining Co.                                       2,900    45,762
*   SunCoke Energy, Inc.                                          938    19,576
#*  Texas Industries, Inc.                                        700    60,690
    Tredegar Corp.                                                800    16,648
    Tronox, Ltd. Class A                                          516    12,642
    United States Lime & Minerals, Inc.                           200    10,812
#   United States Steel Corp.                                   2,069    53,835
#   US Silica Holdings, Inc.                                      438    19,784
    Valspar Corp. (The)                                           500    36,520
    Vulcan Materials Co.                                        1,494    96,408
#   Walter Energy, Inc.                                           300     2,160
    Wausau Paper Corp.                                          1,700    20,332

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                              SHARES   VALUE+
                                                              ------ ----------
Materials -- (Continued)
       Westlake Chemical Corp.                                 2,562 $  182,414
       Worthington Industries, Inc.                            1,900     69,920
*      WR Grace & Co.                                            400     36,840
                                                                     ----------
Total Materials                                                       5,712,752
                                                                     ----------
Other -- (0.0%)
(o)*   Brooklyn Federal Bancorp, Inc. Escrow Shares              100         --
(o)#*  Gerber Scientific, Inc. Escrow Shares                     900         --
(o)*   Softbrands, Inc. Escrow Shares                            600         --
                                                                     ----------
Total Other                                                                  --
                                                                     ----------
Real Estate Investment Trusts -- (0.0%)
       Parkway Properties, Inc.                                  128      2,414
                                                                     ----------
Telecommunication Services -- (2.2%)
       Alteva                                                     86        520
       AT&T, Inc.                                             31,480  1,123,836
       Atlantic Tele-Network, Inc.                               400     23,668
*      Cbeyond, Inc.                                              60        593
       CenturyLink, Inc.                                       3,600    125,676
*      Cincinnati Bell, Inc.                                   3,500     11,725
       Consolidated Communications Holdings, Inc.                642     12,789
#      Frontier Communications Corp.                          13,649     81,212
*      General Communication, Inc. Class A                     1,100     11,484
#      HC2 Holdings, Inc.                                         69        271
       HickoryTech Corp.                                         250      2,968
       IDT Corp. Class B                                         504      7,983
       Inteliquent, Inc.                                         300      4,092
#*     Iridium Communications, Inc.                            1,497      9,985
       Lumos Networks Corp.                                      200      2,642
#*     NII Holdings, Inc.                                        900        774
*      ORBCOMM, Inc.                                           1,200      7,524
#*     Premiere Global Services, Inc.                          1,000     12,720
*      SBA Communications Corp. Class A                          500     44,880
#*     Sprint Corp.                                            8,034     68,289
*      Straight Path Communications, Inc. Class B                251      1,757
       T-Mobile US, Inc.                                         916     26,830
       Telephone & Data Systems, Inc.                          2,313     62,891
*      tw telecom, Inc.                                          900     27,621
       United States Cellular Corp.                              324     13,459
       Verizon Communications, Inc.                           10,681    499,123
*      Vonage Holdings Corp.                                   3,429     13,167
       Windstream Holdings, Inc.                               4,192     38,021
                                                                     ----------
Total Telecommunication Services                                      2,236,500
                                                                     ----------
Utilities -- (2.2%)
       AGL Resources, Inc.                                       500     27,000
#      ALLETE, Inc.                                              600     31,056
       Alliant Energy Corp.                                      400     23,392
       Ameren Corp.                                              900     37,179
       American Electric Power Co., Inc.                         600     32,286
#      American States Water Co.                                 600     18,216

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                                SHARES  VALUE+
                                                                ------ --------
Utilities -- (Continued)
    American Water Works Co., Inc.                                300  $ 13,659
    Aqua America, Inc.                                          1,625    40,771
    Atmos Energy Corp.                                            700    35,728
#   Avista Corp.                                                  800    25,720
    Black Hills Corp.                                             700    40,425
    California Water Service Group                                600    13,500
    CenterPoint Energy, Inc.                                    1,600    39,616
    Chesapeake Utilities Corp.                                    241    15,246
    Cleco Corp.                                                   800    42,040
    Consolidated Edison, Inc.                                     400    23,212
    Dominion Resources, Inc.                                    1,200    87,048
    DTE Energy Co.                                                700    54,698
    Duke Energy Corp.                                           1,596   118,886
    Edison International                                          700    39,592
    El Paso Electric Co.                                          800    30,256
    Empire District Electric Co. (The)                            500    12,160
    Entergy Corp.                                                 300    21,750
    Exelon Corp.                                                1,149    40,249
    FirstEnergy Corp.                                             500    16,875
*   Genie Energy, Ltd. Class B                                    400     3,240
    Great Plains Energy, Inc.                                   1,400    37,562
#   Hawaiian Electric Industries, Inc.                          1,100    26,389
    IDACORP, Inc.                                                 600    33,684
    Integrys Energy Group, Inc.                                   200    12,256
    ITC Holdings Corp.                                            690    25,509
    Laclede Group, Inc. (The)                                     300    14,223
    MGE Energy, Inc.                                              600    22,932
    Middlesex Water Co.                                           300     6,099
    National Fuel Gas Co.                                         300    22,092
    New Jersey Resources Corp.                                    500    24,865
    NextEra Energy, Inc.                                          900    89,865
    NiSource, Inc.                                              1,000    36,320
    Northeast Utilities                                           787    37,194
#   Northwest Natural Gas Co.                                     400    17,708
    NorthWestern Corp.                                            500    24,190
    NRG Energy, Inc.                                            3,025    98,978
    OGE Energy Corp.                                              800    29,864
    ONE Gas, Inc.                                                 321    11,742
    Ormat Technologies, Inc.                                      900    24,012
#   Otter Tail Corp.                                              600    17,580
    PG&E Corp.                                                    600    27,348
    Piedmont Natural Gas Co., Inc.                                800    28,632
    Pinnacle West Capital Corp.                                   300    16,785
    PNM Resources, Inc.                                         1,400    38,752
#   Portland General Electric Co.                                 700    23,429
    PPL Corp.                                                     800    26,672
    Public Service Enterprise Group, Inc.                         900    36,873
    Questar Corp.                                               2,700    65,556
#   SCANA Corp.                                                   400    21,472
    Sempra Energy                                                 400    39,444
    SJW Corp.                                                     600    16,338
#   South Jersey Industries, Inc.                                 400    22,980

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Utilities -- (Continued)
      Southern Co. (The)                                     1,400 $     64,162
      Southwest Gas Corp.                                      600       33,006
#     TECO Energy, Inc.                                        760       13,650
      UGI Corp.                                              1,324       61,817
      UIL Holdings Corp.                                       670       24,609
      Unitil Corp.                                             100        3,320
      UNS Energy Corp.                                         400       24,024
      Vectren Corp.                                            600       24,342
#     Westar Energy, Inc.                                      800       28,704
      WGL Holdings, Inc.                                       600       23,874
#     Wisconsin Energy Corp.                                   800       38,784
      Xcel Energy, Inc.                                        900       28,683
      York Water Co.                                           360        7,204
                                                                   ------------
Total Utilities                                                       2,237,324
                                                                   ------------
TOTAL COMMON STOCKS                                                  91,018,979
                                                                   ------------
RIGHTS/WARRANTS -- (0.0%)
(o)*  Leap Wireless International, Inc. Contingent Value
        Rights                                               2,100        5,292
                                                                   ------------
TEMPORARY CASH INVESTMENTS -- (0.3%)
      State Street Institutional Liquid Reserves, 0.074%   309,848      309,848
                                                                   ------------

                                                           SHARES/
                                                            FACE
                                                           AMOUNT
                                                            (000)
                                                           -------
SECURITIES LENDING COLLATERAL -- (9.4%)
(S)@  DFA Short Term Investment Fund                       816,608    9,448,153
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $69,361,946)                   $100,782,272
                                                                   ============

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                     INVESTMENTS IN SECURITIES (MARKET VALUE)
                                    -------------------------------------------
                                      LEVEL 1    LEVEL 2   LEVEL 3    TOTAL
                                    ----------- ---------- ------- ------------
 Common Stocks
    Consumer Discretionary          $13,432,393         --   --    $ 13,432,393
    Consumer Staples                  4,965,538         --   --       4,965,538
    Energy                           13,170,311         --   --      13,170,311
    Financials                       19,672,287 $       88   --      19,672,375
    Industrials                      15,891,475         24   --      15,891,499
    Information Technology           13,697,873         --   --      13,697,873
    Materials                         5,712,752         --   --       5,712,752
    Other                                    --         --   --              --
    Real Estate Investment Trusts         2,414         --   --           2,414
    Telecommunication Services        2,236,500         --   --       2,236,500
    Utilities                         2,237,324         --   --       2,237,324
 Rights/Warrants                             --      5,292   --           5,292
 Temporary Cash Investments             309,848         --   --         309,848
 Securities Lending Collateral               --  9,448,153   --       9,448,153
                                    ----------- ----------   --    ------------
 TOTAL                              $91,328,715 $9,453,557   --    $100,782,272
                                    =========== ==========   ==    ============

               CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                            SHARES VALUE++
                                                            ------ --------
COMMON STOCKS -- (88.6%)

AUSTRALIA -- (5.6%)
    Adelaide Brighton, Ltd.                                 12,382 $ 45,133
    AGL Energy, Ltd.                                         2,045   30,021
#   ALS, Ltd.                                                3,243   22,682
#*  Alumina, Ltd.                                           61,450   77,190
    Amalgamated Holdings, Ltd.                               1,588   12,984
    Amcor, Ltd.                                              5,096   48,906
    AMP, Ltd.                                               39,318  185,037
    APA Group                                                9,066   56,194
*   APN News & Media, Ltd.                                   8,425    5,556
#*  Aquarius Platinum, Ltd.                                 10,812    3,875
#*  Aquila Resources, Ltd.                                   2,666    6,219
    Arrium, Ltd.                                            16,452   18,335
    Asciano, Ltd.                                           19,708   99,454
    ASX, Ltd.                                                2,082   68,898
#   Atlas Iron, Ltd.                                        21,286   18,053
    Aurizon Holdings, Ltd.                                   6,244   30,147
*   Aurora Oil & Gas, Ltd.                                  10,097   38,365
#   Ausdrill, Ltd.                                           3,727    3,233
    Australia & New Zealand Banking Group, Ltd.             11,691  375,957
#*  Australian Agricultural Co., Ltd.                       10,040   11,947
    Australian Infrastructure Fund, Ltd.                    11,625       49
    Automotive Holdings Group, Ltd.                          7,603   28,343
*   AWE, Ltd.                                               11,677   17,058
    Bank of Queensland, Ltd.                                 8,894  101,681
    Beach Energy, Ltd.                                      31,283   50,064
    Bega Cheese, Ltd.                                        1,674    8,020
    Bendigo and Adelaide Bank, Ltd.                         11,348  121,624
    BHP Billiton, Ltd.                                       2,740   96,493
    BHP Billiton, Ltd. Sponsored ADR                         2,200  155,188
*   Billabong International, Ltd.                           13,021    5,759
*   BlueScope Steel, Ltd.                                   14,516   87,763
    Boral, Ltd.                                             16,241   86,194
#   Bradken, Ltd.                                            4,982   19,662
    Brambles, Ltd.                                           6,266   55,099
    Breville Group, Ltd.                                     2,941   25,115
    Brickworks, Ltd.                                           846   10,546
#   Cabcharge Australia, Ltd.                                1,270    4,584
    Caltex Australia, Ltd.                                   3,088   64,102
#   Cardno, Ltd.                                             1,832   11,931
    carsales.com, Ltd.                                       2,372   24,022
    Cash Converters International, Ltd.                     15,872   16,110
    Challenger, Ltd.                                         9,885   65,036
    Coca-Cola Amatil, Ltd.                                   1,741   15,030
    Commonwealth Bank of Australia                           3,519  258,861
    Computershare, Ltd.                                      2,217   25,555
#   Credit Corp. Group, Ltd.                                 1,551   12,995
    Crowe Horwath Australasia, Ltd.                          9,975    3,429
    CSR, Ltd.                                               16,074   54,742
#   David Jones, Ltd.                                        9,317   34,131
    Downer EDI, Ltd.                                         7,987   37,286
#*  Drillsearch Energy, Ltd.                                10,492   15,711

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
AUSTRALIA -- (Continued)
    DuluxGroup, Ltd.                                         4,720 $ 25,211
#*  Elders, Ltd.                                             9,306      953
*   Emeco Holdings, Ltd.                                    13,587    3,309
*   Energy World Corp., Ltd.                                12,801    3,399
    Envestra, Ltd.                                          24,469   26,555
    Fairfax Media, Ltd.                                     35,852   32,757
#   Flight Centre Travel Group, Ltd.                           646   32,400
#   Forge Group, Ltd.                                        2,644       --
#   Fortescue Metals Group, Ltd.                             9,269   43,842
    Goodman Fielder, Ltd.                                   37,692   23,655
    GrainCorp, Ltd. Class A                                  2,948   24,314
#   GUD Holdings, Ltd.                                       1,903    9,478
    GWA Group, Ltd.                                          5,833   14,635
    Harvey Norman Holdings, Ltd.                            12,250   37,491
*   Hillgrove Resources, Ltd.                               86,879    5,505
    Hills, Ltd.                                              5,255    8,269
*   Horizon Oil, Ltd.                                       29,979   10,618
    Iluka Resources, Ltd.                                    2,000   16,616
    Incitec Pivot, Ltd.                                     38,777  104,088
    Independence Group NL                                    3,743   15,174
    Insurance Australia Group, Ltd.                         27,821  148,697
    IOOF Holdings, Ltd.                                      4,072   32,195
    Iress, Ltd.                                              3,256   25,121
    James Hardie Industries P.L.C. Sponsored ADR               600   38,484
#   JB Hi-Fi, Ltd.                                             833   14,969
*   Kingsgate Consolidated, Ltd.                               631      528
#   Leighton Holdings, Ltd.                                  1,517   26,976
    Lend Lease Group                                         9,659  116,739
*   Macmahon Holdings, Ltd.                                 39,034    3,827
    Macquarie Group, Ltd.                                    3,143  169,324
    Melbourne IT, Ltd.                                       5,334    7,164
    Mermaid Marine Australia, Ltd.                           8,708   17,347
*   Metals X, Ltd.                                           2,482      475
#   Metcash, Ltd.                                           17,754   45,864
    Mincor Resources NL                                      4,393    3,293
*   Mineral Deposits, Ltd.                                   4,284    7,969
    Mineral Resources, Ltd.                                  3,218   34,940
#   Monadelphous Group, Ltd.                                 1,985   32,364
#   Mount Gibson Iron, Ltd.                                  8,762    5,984
#   Myer Holdings, Ltd.                                     21,690   44,934
    National Australia Bank, Ltd.                           13,973  460,094
    Navitas, Ltd.                                            5,275   36,173
    New Hope Corp., Ltd.                                     3,628   10,544
*   Newcrest Mining, Ltd.                                    6,100   59,494
    Northern Star Resources, Ltd.                            9,219   10,084
    NRW Holdings, Ltd.                                       4,098    4,287
#   Nufarm, Ltd.                                             5,093   19,702
    Oil Search, Ltd.                                         5,931   49,138
    Orica, Ltd.                                              1,903   38,837
    Origin Energy, Ltd.                                     14,106  195,959
    Orora, Ltd.                                              5,096    6,608
    OZ Minerals, Ltd.                                        8,700   29,941

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
AUSTRALIA -- (Continued)
    Pacific Brands, Ltd.                                    16,041 $  7,553
#*  Paladin Energy, Ltd.                                     5,796    2,357
    PanAust, Ltd.                                           15,035   22,610
    Panoramic Resources, Ltd.                                3,668    2,152
*   Peet, Ltd.                                               7,973    9,556
    Perpetual, Ltd.                                            334   14,621
    Platinum Asset Management, Ltd.                          5,068   31,136
*   PMP, Ltd.                                               15,111    5,988
    Premier Investments, Ltd.                                1,327   12,256
    Prime AET&D Holdings No.1, Ltd                               1       --
    Programmed Maintenance Services, Ltd.                    2,001    5,298
#*  Qantas Airways, Ltd.                                    25,039   28,483
    QBE Insurance Group, Ltd.                                8,481   91,532
#*  Ramelius Resources, Ltd.                                23,490    2,298
    RCR Tomlinson, Ltd.                                      7,109   18,103
*   Recall Holdings, Ltd.                                      574    2,425
    Reece Australia, Ltd.                                      772   21,870
*   Resolute Mining, Ltd.                                   10,174    5,751
    Retail Food Group, Ltd.                                  3,267   12,706
    Rio Tinto, Ltd.                                          2,680  154,553
*   Roc Oil Co., Ltd.                                       10,705    4,781
#   SAI Global, Ltd.                                         5,683   22,580
    Salmat, Ltd.                                             4,935    8,776
*   Sandfire Resources NL                                    1,850    9,828
    Santos, Ltd.                                            13,316  170,729
    Seek, Ltd.                                               2,182   34,174
*   Senex Energy, Ltd.                                      31,081   19,306
    Seven Group Holdings, Ltd.                               3,972   30,426
    Seven West Media, Ltd.                                   3,546    6,161
*   Sims Metal Management, Ltd.                              2,982   27,272
    Skilled Group, Ltd.                                      3,600    9,207
    Slater & Gordon, Ltd.                                      317    1,391
#   SMS Management & Technology, Ltd.                        2,472    8,635
    Southern Cross Media Group, Ltd.                        18,980   22,729
    SP AusNet                                               21,363   27,839
    Spark Infrastructure Group                              13,957   22,935
#*  St Barbara, Ltd.                                         2,817      566
    STW Communications Group, Ltd.                          10,662   14,005
    Suncorp Group, Ltd.                                     12,672  153,891
    Sunland Group, Ltd.                                      7,830   12,169
#   Sydney Airport                                           3,330   13,085
    Tassal Group, Ltd.                                       6,365   24,560
    Telstra Corp., Ltd.                                      7,576   36,835
#*  Ten Network Holdings, Ltd.                              53,821   13,557
    Toll Holdings, Ltd.                                     16,034   79,089
    Tox Free Solutions, Ltd.                                 2,799    9,014
*   Transfield Services, Ltd.                               16,892   15,126
*   Transpacific Industries Group, Ltd.                     19,482   20,260
    Transurban Group                                         5,036   34,012
#   UGL, Ltd.                                                6,513   40,960
    UXC, Ltd.                                                5,788    4,548
    Village Roadshow, Ltd.                                   1,430    9,388

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
AUSTRALIA -- (Continued)
#*  Virgin Australia Holdings, Ltd.                         62,673 $   21,570
    Virgin Australia Holdings, Ltd. (ACI01NXR8)             46,180         --
#   Washington H Soul Pattinson & Co., Ltd.                    987     13,594
    Wesfarmers, Ltd.                                         7,672    305,326
    Westpac Banking Corp.                                    8,282    271,273
    Westpac Banking Corp. Sponsored ADR                      9,000    294,210
#*  Whitehaven Coal, Ltd.                                    1,338      1,823
    Woodside Petroleum, Ltd.                                 3,692    140,337
    Woolworths, Ltd.                                         2,113     73,431
    WorleyParsons, Ltd.                                      1,103     17,297
                                                                   ----------
TOTAL AUSTRALIA                                                     7,304,636
                                                                   ----------
AUSTRIA -- (0.6%)
*   A-TEC Industries AG                                        464         --
    Agrana Beteiligungs AG                                     116     13,427
    Andritz AG                                                 480     29,817
*   BUWOG AG                                                   481      8,832
    Erste Group Bank AG                                      3,948    132,749
    EVN AG                                                     660      9,198
#   Flughafen Wien AG                                          116     11,389
    IMMOFINANZ AG                                            9,625     35,743
#   Mayr Melnhof Karton AG                                     204     25,974
#   Oesterreichische Post AG                                   380     19,421
    OMV AG                                                   2,090     97,717
    Raiffeisen Bank International AG                         1,461     46,183
    RHI AG                                                     422     14,772
#   Schoeller-Bleckmann Oilfield Equipment AG                  121     15,381
    Semperit AG Holding                                        156      8,709
    Strabag SE                                                 412     11,517
    Telekom Austria AG                                       2,696     26,755
#   Verbund AG                                               1,435     27,822
    Voestalpine AG                                           2,493    113,879
    Wienerberger AG                                          4,304     79,888
    Zumtobel AG                                                642     13,349
                                                                   ----------
TOTAL AUSTRIA                                                         742,522
                                                                   ----------
BELGIUM -- (1.0%)
    Ackermans & van Haaren NV                                  593     76,682
    Ageas                                                    4,207    181,030
    Banque Nationale de Belgique                                 6     28,963
    Barco NV                                                   294     21,911
#   Belgacom SA                                              3,128     95,740
    Cie d'Entreprises CFE                                      220     24,241
    Cie Maritime Belge SA                                      293      8,707
    Colruyt SA                                                 136      7,690
    D'ieteren SA                                               477     22,067
    Delhaize Group SA                                        1,408    104,844
    Delhaize Group SA Sponsored ADR                          4,400     82,192
    Elia System Operator SA                                    330     17,504
*   Euronav NV                                                 852     10,310
    EVS Broadcast Equipment SA                                 132      8,359
    Exmar NV                                                   649     10,832

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
BELGIUM -- (Continued)
    KBC Groep NV                                             3,113 $  189,964
    Kinepolis Group NV                                          99     19,382
    Mobistar SA                                              1,400     27,321
#   NV Bekaert SA                                            1,371     55,797
#   Nyrstar NV                                               6,869     27,350
    Sipef SA                                                    98      8,560
    Solvay SA                                                  901    146,012
    Telenet Group Holding NV                                   543     31,845
    Tessenderlo Chemie NV                                      834     25,541
#   Umicore SA                                               2,013     98,675
    Van de Velde NV                                            446     23,739
*   Viohalco SA                                              1,602     10,037
                                                                   ----------
TOTAL BELGIUM                                                       1,365,295
                                                                   ----------
CANADA -- (8.4%)
    Absolute Software Corp.                                    500      3,134
*   Advantage Oil & Gas, Ltd.                                4,612     29,202
    Aecon Group, Inc.                                        1,800     30,234
    AGF Management, Ltd. Class B                             1,754     19,540
    Agnico Eagle Mines, Ltd.(008474108)                        897     26,515
    Agnico Eagle Mines, Ltd.(2009823)                          802     23,686
    Agrium, Inc.(008916108)                                    180     17,293
    Agrium, Inc.(2213538)                                      800     76,836
    Aimia, Inc.                                              2,960     47,666
*   Ainsworth Lumber Co., Ltd.                               2,900      9,948
    Alacer Gold Corp.                                        4,256     10,174
    Alamos Gold, Inc.                                        1,800     16,833
#*  Alexco Resource Corp.                                    3,400      4,467
#   Algonquin Power & Utilities Corp.                        3,600     25,882
    Alimentation Couche Tard, Inc. Class B                   1,200     33,820
    Alliance Grain Traders, Inc.                               615     10,285
#   AltaGas, Ltd.                                            1,500     63,911
*   Amerigo Resources, Ltd.                                  6,500      2,906
*   Antrim Energy, Inc.                                      3,100        184
#   ARC Resources, Ltd.                                      1,900     56,373
*   Argonaut Gold, Inc.                                        172        636
*   ATS Automation Tooling Systems, Inc.                     2,500     32,389
#   AuRico Gold, Inc.                                        6,408     26,660
*   Avigilon Corp.                                             678     15,966
*   B2Gold Corp.                                            12,300     35,350
#*  Ballard Power Systems, Inc.                              2,600      9,489
#   Bank of Montreal                                         3,168    218,368
    Bank of Nova Scotia(064149107)                           2,877    174,864
    Bank of Nova Scotia(2076281)                             4,072    247,429
*   Bankers Petroleum, Ltd.                                 10,000     54,468
    Barrick Gold Corp.(067901108)                            3,151     55,048
    Barrick Gold Corp.(2024644)                              2,100     36,652
#   Baytex Energy Corp.                                        400     16,649
    BCE, Inc.(05534B760)                                       604     26,902
#   BCE, Inc.(B188TH2)                                         118      5,254
#   Bell Aliant, Inc.                                          700     17,244
*   Bellatrix Exploration, Ltd.                              1,758     17,098

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
CANADA -- (Continued)
*   Birchcliff Energy, Ltd.                                  2,200 $ 25,512
    Black Diamond Group, Ltd.                                1,000   31,440
#*  BlackBerry, Ltd.(09228F103)                              3,177   24,336
#*  BlackBerry, Ltd.(BCBHZ31)                                3,458   26,407
*   BlackPearl Resources, Inc.                               5,400   15,174
#   Bombardier, Inc. Class B                                 7,800   31,384
#   Bonavista Energy Corp.                                   4,473   70,275
    Boralex, Inc. Class A                                    2,474   28,802
    Brookfield Asset Management, Inc. Class A                1,100   46,176
    CAE, Inc.                                                3,740   49,375
    Calfrac Well Services, Ltd.                                720   24,929
    Cameco Corp.(13321L108)                                  2,707   57,632
    Cameco Corp.(2166160)                                    3,700   78,756
    Canaccord Genuity Group, Inc.                            1,669   14,423
    Canada Bread Co., Ltd.                                     400   26,364
    Canadian Imperial Bank of Commerce                       1,527  136,142
    Canadian National Railway Co.                            1,200   70,289
    Canadian Natural Resources, Ltd.(136385101)              5,429  221,340
    Canadian Natural Resources, Ltd.(2171573)                2,400   97,791
    Canadian Oil Sands, Ltd.                                 2,140   46,391
    Canadian Pacific Railway, Ltd.                             300   46,843
    Canadian Tire Corp., Ltd. Class A                        1,200  117,860
    Canadian Utilities, Ltd. Class A                           600   22,165
    Canadian Western Bank                                    1,800   60,994
    Canam Group, Inc. Class A                                1,300   16,629
    CanElson Drilling, Inc.                                  2,100   15,749
*   Canfor Corp.                                               830   18,826
    Canfor Pulp Products, Inc.                               2,100   23,336
#   Canyon Services Group, Inc.                                898   12,355
#   Capital Power Corp.                                      1,079   24,237
    Capstone Infrastructure Corp.                            4,729   17,474
*   Capstone Mining Corp.                                    9,500   25,049
    Cascades, Inc.                                           2,400   14,058
    CCL Industries, Inc. Class B                               700   63,649
*   Celestica, Inc.                                          5,200   57,691
    Cenovus Energy, Inc.                                     1,090   32,470
    Centerra Gold, Inc.                                      2,615   13,408
*   Cequence Energy, Ltd.                                    3,200    8,817
*   CGI Group, Inc. Class A                                    900   32,451
*   China Gold International Resources Corp., Ltd.          10,100   25,986
*   Chinook Energy, Inc.                                        61      107
    CI Financial Corp.                                         600   19,488
#   Cineplex, Inc.                                             800   30,152
#   Clarke, Inc.                                             1,100    8,711
    Cogeco Cable, Inc.                                         200   10,948
*   COM DEV International, Ltd.                              3,200   10,656
*   Connacher Oil and Gas, Ltd.                              5,200    1,542
#*  Corridor Resources, Inc.                                   500    1,017
#   Corus Entertainment, Inc. Class B                        1,500   33,694
    Cott Corp.                                                 300    2,436
#   Crescent Point Energy Corp.                              2,356   95,848
*   Crew Energy, Inc.                                        2,714   30,754

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
CANADA -- (Continued)
    Davis + Henderson Corp.                                  1,084 $ 31,391
#*  Denison Mines Corp.                                      4,500    6,158
    Dollarama, Inc.                                            350   29,110
*   Dominion Diamond Corp.(257287102)                        1,691   21,290
*   Dominion Diamond Corp.(B95LX89)                            500    6,282
    Dorel Industries, Inc. Class B                           1,200   43,005
*   DragonWave, Inc.                                         1,657    2,298
*   Dundee Precious Metals, Inc.                             2,800    9,299
    E-L Financial Corp., Ltd.                                   34   22,844
    Eldorado Gold Corp.                                     17,004  103,633
#   Emera, Inc.                                                656   20,290
    Empire Co., Ltd.                                           300   18,976
#   Enbridge Income Fund Holdings, Inc.                        500   12,153
    Enbridge, Inc.(29250N105)                                  604   29,167
    Enbridge, Inc.(2466149)                                  1,248   60,222
    Encana Corp.                                             3,890   90,112
    Enerflex, Ltd.                                             600    9,547
#*  Energy Fuels, Inc.                                         100      774
    Enerplus Corp.(292766102)                                3,726   82,754
    Enerplus Corp.(B584T89)                                  1,585   35,155
    Ensign Energy Services, Inc.                             3,401   53,526
    Equitable Group, Inc.                                      500   27,474
*   Essential Energy Services Trust                          4,177   10,899
    Fairfax Financial Holdings, Ltd.                           300  130,806
    Finning International, Inc.                              2,100   56,713
    First Capital Realty, Inc.                                 722   11,824
#   First Quantum Minerals, Ltd.                             7,857  156,482
    FirstService Corp.                                         400   19,744
#   Fortis, Inc.                                               900   26,440
*   Fortuna Silver Mines, Inc.                               3,500   14,497
#   Genworth MI Canada, Inc.                                 1,089   38,203
    George Weston, Ltd.                                        400   30,137
    Gibson Energy, Inc.                                      1,728   46,130
    Gildan Activewear, Inc.                                  1,009   51,580
    Goldcorp, Inc.(380956409)                                2,420   59,822
    Goldcorp, Inc.(2676302)                                  3,938   97,260
#*  Golden Star Resources, Ltd.                              8,100    4,951
*   Gran Tierra Energy, Inc.                                 5,979   42,495
    Great-West Lifeco, Inc.                                  1,400   39,392
*   Heroux-Devtek, Inc.                                      1,000   10,456
#   Home Capital Group, Inc.                                   800   33,801
    HudBay Minerals, Inc.                                    4,699   40,085
    Husky Energy, Inc.                                       2,500   81,702
    IAMGOLD Corp.(450913108)                                   326    1,138
    IAMGOLD Corp.(2446646)                                   2,605    9,079
    IGM Financial, Inc.                                        400   19,922
*   Imax Corp.(45245E109)                                      533   13,666
#*  Imax Corp.(2014258)                                        200    5,126
*   Imperial Metals Corp.                                    2,300   29,273
    Imperial Oil, Ltd.(453038408)                              698   34,062
    Imperial Oil, Ltd.(2454241)                                600   29,298
    Industrial Alliance Insurance & Financial Services,
      Inc.                                                   1,873   77,326

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
CANADA -- (Continued)
#   Innergex Renewable Energy, Inc.                          1,785 $ 17,263
    Intact Financial Corp.                                   1,500   98,495
*   International Forest Products, Ltd. Class A              2,000   30,327
*   Ithaca Energy, Inc.                                     14,100   37,049
#*  Ivanhoe Energy, Inc.                                     1,300      652
#*  Jaguar Mining, Inc.                                      3,400      171
#   Just Energy Group, Inc.                                  2,100   16,688
*   Kelt Exploration, Ltd.                                     700    8,794
#   Keyera Corp.                                               500   33,256
#   Killam Properties, Inc.                                  1,172   11,174
*   Kingsway Financial Services, Inc.                          425    2,509
    Kinross Gold Corp.                                      10,480   42,549
#*  Kirkland Lake Gold, Inc.                                   500    1,410
    Laurentian Bank of Canada                                1,000   42,954
*   Legacy Oil + Gas, Inc.                                   4,196   32,655
#   Leon's Furniture, Ltd.                                     400    5,496
#   Lightstream Resources, Ltd.                              5,418   32,573
    Linamar Corp.                                            1,500   75,092
#   Liquor Stores N.A., Ltd.                                   758    8,216
    Loblaw Cos., Ltd.                                        1,300   56,517
#   Long Run Exploration, Ltd.                               2,737   13,834
    MacDonald Dettwiler & Associates, Ltd.                     366   28,384
    Magna International, Inc.                                1,900  186,143
    Major Drilling Group International, Inc.                 1,200    9,438
    Manitoba Telecom Services, Inc.                            500   13,818
    Manulife Financial Corp.(56501R106)                      5,745  107,719
    Manulife Financial Corp.(2492519)                        6,300  118,292
    Maple Leaf Foods, Inc.                                   2,300   38,003
    Martinrea International, Inc.                            3,400   34,247
#*  Maxim Power Corp.                                        1,600    4,387
*   MEG Energy Corp.                                         2,343   84,353
#   Methanex Corp.                                           2,179  134,969
#   Metro, Inc.                                                800   49,312
#   Morneau Shepell, Inc.                                      911   13,332
#   Mullen Group, Ltd.                                       1,600   43,385
    National Bank of Canada                                  1,200   49,804
#   New Flyer Industries, Inc.                               2,600   27,564
*   New Gold, Inc.(2826947)                                  3,199   16,169
*   New Gold, Inc.(644535106)                                1,500    7,605
    Newalta Corp.                                            1,319   24,189
#*  Niko Resources, Ltd.                                       200      376
    Norbord, Inc.                                              330    8,084
#*  North American Palladium, Ltd.                           2,000      579
    North West Co., Inc. (The)                               1,200   26,539
#   Northland Power, Inc.                                    1,200   18,755
#*  Novagold Resources, Inc.                                 5,164   18,186
*   NuVista Energy, Ltd.                                     2,462   24,574
*   OceanaGold Corp.                                         6,600   16,740
#   Open Text Corp.                                          1,200   59,176
*   Osisko Mining Corp.                                      8,479   60,727
    Pacific Rubiales Energy Corp.                            3,000   48,967
    Pan American Silver Corp.(697900108)                     2,197   28,473

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
CANADA -- (Continued)
    Pan American Silver Corp.(2669272)                       1,530 $ 19,825
*   Paramount Resources, Ltd. Class A                          600   32,648
*   Parex Resources, Inc.                                    3,300   32,998
#   Parkland Fuel Corp.                                      1,600   29,634
#   Pason Systems, Inc.                                        400   11,109
*   Pembina Pipeline Corp.(B4PPQG5)                          1,314   51,666
#   Pembina Pipeline Corp.(B4PT2P8)                            300   11,789
#   Pengrowth Energy Corp.                                  13,918   90,409
    Penn West Petroleum, Ltd.(707887105)                     2,097   18,999
#   Penn West Petroleum, Ltd.(B63FY34)                       4,010   36,257
#   Peyto Exploration & Development Corp.                      217    7,997
#*  Pilot Gold, Inc.                                           333      441
#*  Poseidon Concepts Corp.                                  2,652        6
    Potash Corp. of Saskatchewan, Inc.                         900   32,533
    Precision Drilling Corp.(74022D308)                      3,099   40,287
    Precision Drilling Corp.(B5YPLH9)                        3,406   44,282
    Premium Brands Holdings Corp.                              700   13,508
*   Primero Mining Corp.                                     2,884   18,235
    Progressive Waste Solutions, Ltd.(74339G101)               400    9,748
    Progressive Waste Solutions, Ltd.(B3DJGB7)               1,163   28,310
    Quebecor, Inc. Class B                                   2,400   56,603
    Reitmans Canada, Ltd. Class A                            1,944   11,795
*   RMP Energy, Inc.                                         6,200   47,233
#   Rogers Communications, Inc. Class B                        600   23,829
#   Rogers Sugar, Inc.                                         100      447
#   RONA, Inc.                                               3,000   30,245
    Royal Bank of Canada                                     4,751  317,080
#   Russel Metals, Inc.                                      1,600   47,078
*   Sandvine Corp.                                           5,500   19,570
    Saputo, Inc.                                               600   32,084
    Savanna Energy Services Corp.                            4,900   39,744
    Secure Energy Services, Inc.                               840   15,067
    SEMAFO, Inc.                                             4,000   14,963
    Shaw Communications, Inc. Class B                          700   16,961
    ShawCor, Ltd.                                              752   33,495
    Sherritt International Corp.                             7,600   32,174
#*  Sierra Wireless, Inc.                                      900   19,428
*   Silver Standard Resources, Inc.                            400    3,960
    Silver Wheaton Corp.                                     1,000   22,180
    SNC-Lavalin Group, Inc.                                    600   27,218
#*  Southern Pacific Resource Corp.                            600      175
    Sprott Resource Corp.                                      700    1,616
#   Sprott, Inc.                                             9,450   28,021
    Stantec, Inc.                                              500   29,634
#   Student Transportation, Inc.                               127      784
    Suncor Energy, Inc.(867224107)                           4,814  185,820
    Suncor Energy, Inc.(B3NB1P2)                             6,401  246,918
*   SunOpta, Inc.(8676EP108)                                 1,500   17,505
*   SunOpta, Inc.(2817510)                                     300    3,484
#   Superior Plus Corp.                                      2,984   35,964
#   Surge Energy, Inc.                                       5,100   32,246
#*  TAG Oil, Ltd.                                            1,728    5,029

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
CANADA -- (Continued)
    Talisman Energy, Inc.                                    6,200 $    64,090
*   Taseko Mines, Ltd.                                       4,300       9,298
    Teck Resources, Ltd. Class B(878742204)                    389       8,858
    Teck Resources, Ltd. Class B(2879327)                    3,938      89,751
#   TELUS Corp.                                                712      25,088
#*  Teranga Gold Corp.                                       6,408       4,429
#*  Thompson Creek Metals Co., Inc.                          5,100      13,680
#   Thomson Reuters Corp.                                    2,357      85,308
    Tim Hortons, Inc.                                          400      21,941
*   Timmins Gold Corp.                                       4,500       6,323
    TORC Oil & Gas, Ltd.                                     2,700      32,960
    Toromont Industries, Ltd.                                  600      14,841
    Toronto-Dominion Bank (The)(891160509)                   2,806     134,941
    Toronto-Dominion Bank (The)(2897222)                     8,800     423,360
    Torstar Corp. Class B                                    1,100       6,554
    Total Energy Services, Inc.                                194       3,823
*   Tourmaline Oil Corp.                                     1,095      56,702
    TransAlta Corp.(89346D107)                                 777       9,495
#   TransAlta Corp.(2901628)                                 4,501      54,987
    TransCanada Corp.                                        2,965     138,180
    Transcontinental, Inc. Class A                           1,600      23,313
    TransForce, Inc.                                         1,800      39,299
*   TransGlobe Energy Corp.                                  1,844      14,368
    Trican Well Service, Ltd.                                4,600      65,891
    Trinidad Drilling, Ltd.                                  3,327      37,215
*   Turquoise Hill Resources, Ltd.                          10,608      41,230
#   Twin Butte Energy, Ltd.                                  4,316       9,293
    Uni-Select, Inc.                                           300       8,219
    Valener, Inc.                                            1,300      18,515
#   Veresen, Inc.                                            3,293      48,702
#   Vermilion Energy, Inc.                                     200      13,308
*   Wesdome Gold Mines, Ltd.                                 8,700       6,588
    West Fraser Timber Co., Ltd.                             1,200      53,647
    Westshore Terminals Investment Corp.                       318      10,334
    Whistler Blackcomb Holdings, Inc.                        1,100      16,459
#   Whitecap Resources, Inc.                                 4,196      55,357
    Wi-Lan, Inc.                                             2,661       8,182
    Winpak, Ltd.                                             1,142      28,778
    WSP Global, Inc.                                           800      27,378
    Yamana Gold, Inc.                                        3,188      23,880
#   Zargon Oil & Gas, Ltd.                                   1,452      12,797
                                                                   -----------
TOTAL CANADA                                                        11,021,818
                                                                   -----------
CHINA -- (0.0%)
*   Hanfeng Evergreen, Inc.                                  1,400         881
                                                                   -----------
DENMARK -- (1.0%)
*   Alm Brand A.S.                                           3,000      14,571
    AP Moeller - Maersk A.S. Class A                            10      22,719
    AP Moeller - Maersk A.S. Class B                            40      95,490
*   Auriga Industries A.S. Class B                             600      22,221
*   Bang & Olufsen A.S.                                        670       6,920

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
DENMARK -- (Continued)
    Chr Hansen Holding A.S.                                  1,563 $   70,468
    D/S Norden A.S.                                            429     17,159
    Danske Bank A.S.                                         5,084    143,843
    DSV A.S.                                                 3,217    107,445
    East Asiatic Co., Ltd. A.S.                                400      5,318
#   FLSmidth & Co. A.S.                                        581     31,105
*   Jyske Bank A.S.                                          1,470     80,820
    NKT Holding A.S.                                           984     62,082
    Pandora A.S.                                             1,128     76,039
    PER Aarsleff A.S. Class B                                   65     11,785
    Ringkjoebing Landbobank A.S.                               160     36,609
    Rockwool International A.S. Class B                        132     25,462
    Schouw & Co.                                               300     16,746
    SimCorp A.S.                                               600     23,036
    Solar A.S. Class B                                         125      8,646
    Spar Nord Bank A.S.                                      3,439     38,717
*   Sydbank A.S.                                             2,214     59,052
    TDC A.S.                                                 7,360     69,117
*   Topdanmark A.S.                                          1,775     51,936
    Tryg A.S.                                                  401     38,084
    United International Enterprises                            32      6,397
*   Vestas Wind Systems A.S.                                 4,833    214,639
*   Vestjysk Bank A.S.                                         250        418
                                                                   ----------
TOTAL DENMARK                                                       1,356,844
                                                                   ----------
FINLAND -- (1.7%)
    Afarak Group Oyj                                         3,453      1,816
#   Ahlstrom Oyj                                               445      4,742
    Alma Media Oyj                                           1,213      4,445
    Amer Sports Oyj                                          2,045     42,282
    Atria P.L.C.                                               595      5,875
#   Cargotec Oyj                                             1,344     60,080
    Caverion Corp.                                           1,551     17,231
    Citycon Oyj                                              6,944     26,055
    Cramo Oyj                                                  564     12,602
    Elisa Oyj                                                3,528    105,435
*   Finnair Oyj                                              1,332      5,558
    Fiskars Oyj Abp                                            868     23,552
#   Fortum Oyj                                               6,581    148,678
    Huhtamaki Oyj                                            2,364     62,159
    Kemira Oyj                                               1,740     26,597
    Kesko Oyj Class A                                          401     16,018
    Kesko Oyj Class B                                        1,158     47,400
#   Kone Oyj Class B                                         1,636     70,128
    Konecranes Oyj                                           1,023     33,019
    Lassila & Tikanoja Oyj                                     596     11,605
    Metsa Board Oyj                                          1,433      6,708
#   Metso Oyj                                                  809     32,562
    Metso Oyj Sponsored ADR                                    700     28,105
    Munksjo Oyj                                                245      1,982
#   Neste Oil Oyj                                            4,368     89,831
#*  Nokia Oyj                                               43,552    326,099

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
FINLAND -- (Continued)
*   Nokia Oyj Sponsored ADR                                   5,300 $   39,750
#   Nokian Renkaat Oyj                                        1,186     47,196
*   Outokumpu Oyj                                           148,600     45,467
    PKC Group Oyj                                               691     22,922
*   Poyry Oyj                                                   726      4,015
    Raisio P.L.C. Class V                                     7,337     47,989
    Ramirent Oyj                                              1,350     15,132
*   Rautaruukki Oyj                                           1,270     15,822
    Sampo Class A                                             4,618    229,513
    Sanoma Oyj                                                2,100     14,141
    Stockmann Oyj Abp(5462371)                                1,273     18,208
    Stockmann Oyj Abp(5462393)                                  646      9,174
    Stora Enso Oyj Class R                                    3,612     36,884
    Stora Enso Oyj Sponsored ADR                              9,200     92,920
    Technopolis Oyj                                           2,391     14,555
    Tieto Oyj                                                 1,332     36,450
    Tikkurila Oyj                                             1,187     29,459
    UPM-Kymmene Oyj                                           7,347    128,674
    UPM-Kymmene Oyj Sponsored ADR                             7,100    123,398
    Uponor Oyj                                                  782     15,491
    Vaisala Oyj Class A                                         214      6,964
    Valmet Corp.                                                809      9,453
    Wartsila Oyj Abp                                            576     32,155
#   YIT Oyj                                                   1,551     15,954
                                                                    ----------
TOTAL FINLAND                                                        2,262,250
                                                                    ----------
FRANCE -- (7.6%)
#   Accor SA                                                  1,753     85,826
    Aeroports de Paris                                          265     32,954
#*  Air France-KLM                                            4,185     60,206
    Airbus Group NV                                             752     51,707
    Albioma                                                   1,126     31,442
*   Alcatel-Lucent                                           50,457    200,098
    Alcatel-Lucent Sponsored ADR                              4,700     18,330
    Alstom SA                                                 1,737     71,780
    Alten SA                                                    652     33,312
    Altran Technologies SA                                    3,293     35,901
    April                                                       199      4,757
    Arkema SA                                                   901    100,635
    Assystem                                                    430     13,861
    AtoS                                                        762     65,831
    AXA SA                                                    9,253    241,466
    AXA SA Sponsored ADR                                      4,900    122,990
#*  Beneteau SA                                               2,360     40,883
    BNP Paribas SA                                            6,949    522,179
    Bollore SA                                                   75     47,802
    Bonduelle SCA                                               159      4,611
    Bongrain SA                                                 112      9,793
    Bourbon SA                                                1,222     40,324
#   Bouygues SA                                               2,541    114,449
*   Bull                                                      4,839     25,681
    Cap Gemini SA                                             3,040    214,787

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
FRANCE -- (Continued)
#   Carrefour SA                                             2,937 $114,487
    Casino Guichard Perrachon SA                               624   79,512
    Cegid Group                                                257   10,767
*   CGG SA Sponsored ADR                                     3,000   51,600
    Christian Dior SA                                          181   37,242
    Cie de St-Gobain                                         5,953  364,713
    Cie Generale des Etablissements Michelin                 2,255  276,532
    Ciments Francais SA                                        162   17,422
*   Club Mediterranee SA                                       316    8,239
    CNP Assurances                                           3,201   73,846
*   Credit Agricole SA                                      12,013  189,546
    Danone SA                                                  787   58,111
    Dassault Systemes                                          280   34,456
    Derichebourg SA                                          2,685   10,468
    Edenred                                                  1,631   55,126
    Eiffage SA                                                 799   60,398
    Electricite de France SA                                 2,202   84,559
#   Eramet                                                      65    8,479
    Esso SA Francaise                                           76    4,165
    Etablissements Maurel et Prom                            1,811   32,312
    Euler Hermes SA                                            391   47,176
    Eutelsat Communications SA                                 458   15,755
    Faiveley Transport SA                                      384   31,631
*   Faurecia                                                 1,599   71,975
    Fimalac                                                     48    4,089
#   GDF Suez                                                10,842  273,255
    Groupe Eurotunnel SA                                    11,589  155,580
*   Groupe Fnac                                                 77    3,683
    Groupe Steria SCA                                          727   20,477
    Havas SA                                                 6,503   51,759
    Iliad SA                                                    17    4,583
    Imerys SA                                                  787   69,112
    Ingenico                                                   457   39,878
    IPSOS                                                      595   23,110
    JCDecaux SA                                              1,391   57,101
    Kering                                                     763  168,754
#   L'Oreal SA                                                 377   64,974
    Lafarge SA                                               1,506  137,797
    Lafarge SA Sponsored ADR                                 5,400  123,390
    Lagardere SCA                                            2,488  104,273
    Legrand SA                                                 952   61,514
    LISI                                                        78   12,651
    LVMH Moet Hennessy Louis Vuitton SA                        459   90,420
    Manitou BF SA                                              989   18,710
    Mersen                                                     561   17,963
    Metropole Television SA                                  1,252   26,832
    Montupet                                                   686   56,782
    Natixis                                                 13,035   92,531
#   Naturex                                                    235   20,627
#   Neopost SA                                                 479   39,332
    Nexans SA                                                  414   23,309
    Nexity SA                                                  653   29,292

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
FRANCE -- (Continued)
    Norbert Dentressangle SA                                   187 $   32,059
    Orange SA                                                5,295     85,786
    Orange SA Sponsored ADR                                  7,400    119,140
#*  Orco Property Group                                      4,822      4,162
#*  Peugeot SA                                               5,792    102,478
*   Pierre & Vacances SA                                       114      4,807
    Plastic Omnium SA                                        2,948    100,307
    Publicis Groupe SA ADR                                   2,600     55,120
    Rallye SA                                                  796     40,487
    Renault SA                                               2,603    254,495
    Rexel SA                                                 3,287     82,986
    Rubis SCA                                                  429     30,546
    Safran SA                                                1,095     73,696
    Saft Groupe SA                                             295     10,491
    Schneider Electric SA(B11BPS1)                             213     19,956
    Schneider Electric SA(4834108)                           2,657    249,415
    SCOR SE                                                  4,162    152,299
    SEB SA                                                     276     25,459
*   Sequana SA                                                 218      1,609
    SES SA                                                     387     14,581
    Societe BIC SA                                             279     37,016
    Societe Generale SA                                      4,016    250,105
#   Societe Television Francaise 1                           3,651     62,169
    Sodexo                                                     415     44,743
#*  SOITEC                                                   1,744      5,268
#*  Solocal Group                                            1,400      3,196
    Somfy SA                                                    55     19,103
    Stef SA                                                    282     22,302
#   STMicroelectronics NV(861012102)                         6,800     64,532
    STMicroelectronics NV(5962332)                          12,325    117,534
    Suez Environnement Co.                                   3,732     73,332
    Technip SA ADR                                           1,900     53,295
    Teleperformance                                          1,286     73,755
    Thales SA                                                  513     32,665
    Total SA                                                 6,697    479,131
    Total SA Sponsored ADR                                   6,258    445,820
*   Trigano SA                                                 655     18,147
*   UBISOFT Entertainment                                    1,606     29,971
    Valeo SA                                                   790    108,490
    Vallourec SA                                             2,783    164,463
#   Veolia Environnement SA                                  1,035     19,309
    Veolia Environnement SA ADR                                635     11,925
    Vicat                                                      469     40,702
#   Vilmorin & Cie SA                                          194     25,609
    Vinci SA                                                 2,770    209,152
    Vivendi SA                                              11,384    305,849
    Zodiac Aerospace                                         1,760     58,516
                                                                   ----------
TOTAL FRANCE                                                        9,957,878
                                                                   ----------
GERMANY -- (5.6%)
*   Aareal Bank AG                                           1,390     63,182
    Adidas AG                                                1,038    110,964

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
GERMANY -- (Continued)
*   Aixtron SE Sponsored ADR                                   300 $  4,737
#   Allianz SE                                               2,730  475,101
    Aurubis AG                                               1,028   54,920
    Axel Springer SE                                         1,266   77,304
#   BASF SE                                                  3,847  446,274
    Bauer AG                                                   343    8,911
    Bayerische Motoren Werke AG                              1,995  250,781
    BayWa AG                                                   360   20,421
    Bechtle AG                                                 202   17,975
    Beiersdorf AG                                              364   36,540
    Bertrandt AG                                                72   10,907
    Bijou Brigitte AG                                          112   10,904
    Bilfinger SE                                               761   90,730
    Brenntag AG                                                409   74,091
#   CANCOM SE                                                1,324   58,380
    CAT Oil AG                                                 551   11,560
    Cewe Stiftung & Co. KGAA                                   287   22,613
    Comdirect Bank AG                                        1,445   16,658
*   Commerzbank AG                                          12,344  220,101
#   Continental AG                                             660  155,301
    Daimler AG                                               6,932  645,363
    Deutsche Bank AG(5750355)                                  258   11,364
    Deutsche Bank AG(D18190898)                              7,500  330,225
    Deutsche Boerse AG                                         826   60,573
#   Deutsche Lufthansa AG                                    3,959   99,422
    Deutsche Post AG                                         2,363   89,163
    Deutsche Telekom AG                                     17,467  293,464
#   Deutsche Wohnen AG                                       3,071   65,926
*   Deutz AG                                                 2,362   19,751
*   Dialog Semiconductor P.L.C.                              1,528   38,708
    DMG MORI SEIKI AG                                        1,383   43,580
#   Duerr AG                                                   272   21,522
#   E.ON SE                                                  4,589   87,902
    E.ON SE Sponsored ADR                                    8,830  161,589
    ElringKlinger AG                                           969   39,122
    Fielmann AG                                                139   18,805
    Fraport AG Frankfurt Airport Services Worldwide            799   59,092
    Freenet AG                                               2,927  101,371
#   Fuchs Petrolub SE                                          215   19,822
    GEA Group AG                                             2,174   97,370
    GFK SE                                                     297   15,329
    Grammer AG                                                 836   46,201
    Grenkeleasing AG                                           247   25,879
#   Hannover Rueck SE                                        1,159  107,998
#   HeidelbergCement AG                                      1,914  166,304
#*  Heidelberger Druckmaschinen AG                           4,410   13,987
    Henkel AG & Co. KGaA                                       266   27,350
#   Hochtief AG                                                436   40,651
    Indus Holding AG                                           565   26,517
    Infineon Technologies AG                                 6,969   81,031
    Infineon Technologies AG ADR                             4,980   57,868
    Jenoptik AG                                                847   14,138

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
GERMANY -- (Continued)
#   K+S AG                                                  2,243  $   78,595
*   Kloeckner & Co. SE                                      2,316      35,102
    Kontron AG                                              1,112       7,763
    Krones AG                                                 229      21,924
#   KUKA AG                                                   521      26,711
    KWS Saat AG                                                62      22,160
    Lanxess AG                                              1,026      78,131
#   Leoni AG                                                  483      36,003
    Linde AG                                                1,084     225,130
    MAN SE                                                    252      32,314
*   Metro AG                                                1,430      57,291
    MLP AG                                                    505       3,435
    MTU Aero Engines AG                                       322      30,360
#   Muenchener Rueckversicherungs AG                        1,328     306,979
    MVV Energie AG                                            213       6,804
*   Nordex SE                                                 312       4,995
*   Osram Licht AG                                          1,507      79,095
*   Patrizia Immobilien AG                                  2,827      33,429
    Pfeiffer Vacuum Technology AG                             303      36,042
#   Puma SE                                                   101      29,838
    QSC AG                                                  4,809      24,747
#   Rational AG                                                59      18,844
#   Rheinmetall AG                                            925      61,623
    RWE AG                                                  5,475     208,932
    SAF-Holland SA                                          2,417      36,164
    Salzgitter AG                                           1,496      63,544
#   SAP AG Sponsored ADR                                    1,200      97,188
#   SGL Carbon SE                                             525      17,483
#*  Singulus Technologies AG                                2,333       7,625
    Sixt SE                                                 1,140      46,096
*   Sky Deutschland AG                                      6,216      53,346
#   SMA Solar Technology AG                                   845      35,383
    Software AG                                             1,169      44,032
    Suedzucker AG                                             686      14,659
    Symrise AG                                                578      29,199
    TAG Immobilien AG                                       1,284      16,325
#   Takkt AG                                                  583      11,826
*   ThyssenKrupp AG                                         2,208      63,021
#*  Tom Tailor Holding AG                                     936      18,206
#   TUI AG                                                  2,519      41,944
    United Internet AG                                      1,164      50,004
    Volkswagen AG                                             291      78,031
    Vossloh AG                                                324      32,024
#   Wacker Chemie AG                                          142      16,692
    Wincor Nixdorf AG                                         382      25,024
                                                                   ----------
TOTAL GERMANY                                                       7,429,805
                                                                   ----------
GREECE -- (0.0%)
*   T Bank SA                                               8,910          --
                                                                   ----------
HONG KONG -- (2.4%)
#   AAC Technologies Holdings, Inc.                         5,500      30,796

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                            --------- --------
HONG KONG -- (Continued)
    APT Satellite Holdings, Ltd.                               13,000 $ 16,318
    ASM Pacific Technology, Ltd.                                2,800   31,114
    Associated International Hotels, Ltd.                       6,000   16,667
    Bank of East Asia, Ltd.                                    14,264   58,923
    BOC Hong Kong Holdings, Ltd.                               22,500   66,601
*   Brightoil Petroleum Holdings, Ltd.                        140,000   43,484
    Cafe de Coral Holdings, Ltd.                               10,000   31,512
    Cathay Pacific Airways, Ltd.                               12,000   22,710
    Cheung Kong Holdings, Ltd.                                 11,000  187,566
    Cheung Kong Infrastructure Holdings, Ltd.                   6,000   39,172
*   China Billion Resources, Ltd.                             112,480       --
*   China Energy Development Holdings, Ltd.                   176,000    2,381
    Chong Hing Bank, Ltd.                                         463    1,618
    Chow Sang Sang Holdings International, Ltd.                 5,000   12,308
#   Chow Tai Fook Jewellery Group, Ltd.                        22,000   31,065
    Chuang's Consortium International, Ltd.                    93,642   11,359
    CLP Holdings, Ltd.                                          5,000   39,972
    Dah Sing Banking Group, Ltd.                                8,960   13,393
    Dah Sing Financial Holdings, Ltd.                           4,576   20,280
    Esprit Holdings, Ltd.                                      43,000   71,814
    Far East Consortium International, Ltd.                    37,000   13,436
*   FIH Mobile, Ltd.                                           55,000   29,708
    First Pacific Co., Ltd.                                    55,600   61,828
*   G-Resources Group, Ltd.                                 1,184,400   32,659
#   Giordano International, Ltd.                               20,000   13,425
    Guangnan Holdings, Ltd.                                    40,000    5,220
    Hang Lung Group, Ltd.                                      12,000   65,169
    Hang Lung Properties, Ltd.                                 26,000   77,885
    Hang Seng Bank, Ltd.                                        3,100   50,691
    Henderson Land Development Co., Ltd.                       16,066   96,450
    Hong Kong & China Gas Co., Ltd.                            13,420   30,965
    Hong Kong Exchanges and Clearing, Ltd.                      4,060   73,012
    Hongkong & Shanghai Hotels (The)                           11,096   16,227
    Hopewell Holdings, Ltd.                                    17,500   60,239
    Hutchison Telecommunications Hong Kong Holdings, Ltd.      15,000    4,916
    Hysan Development Co., Ltd.                                 8,000   34,518
    Johnson Electric Holdings, Ltd.                            37,500   35,917
    K Wah International Holdings, Ltd.                         45,000   30,056
*   Kerry Logistics Network, Ltd.                               6,500    9,564
    Kerry Properties, Ltd.                                     13,000   42,977
    Kowloon Development Co., Ltd.                              10,000   12,232
#   L'Occitane International SA                                 9,250   22,765
*   Lai Sun Development                                       143,000    3,347
    Li & Fung, Ltd.                                            30,000   43,667
    Lifestyle International Holdings, Ltd.                      4,500    8,797
    Luk Fook Holdings International, Ltd.                       8,000   22,716
    Man Wah Holdings, Ltd.                                     16,000   26,277
#   Midland Holdings, Ltd.                                     46,000   19,332
#*  Mongolian Mining Corp.                                    122,000   10,092
    MTR Corp., Ltd.                                             7,053   26,744
    New World Development Co., Ltd.                            74,518   77,193
#   Newocean Energy Holdings, Ltd.                             42,000   27,791

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
HONG KONG -- (Continued)
    NWS Holdings, Ltd.                                       40,571 $   69,158
    Orient Overseas International, Ltd.                       6,000     28,702
    Pacific Basin Shipping, Ltd.                             42,000     24,672
    Pacific Textiles Holdings, Ltd.                          15,000     19,047
    PCCW, Ltd.                                               87,000     46,388
    Pico Far East Holdings, Ltd.                             14,000      3,747
    Power Assets Holdings, Ltd.                               6,500     56,188
    Prada SpA                                                 2,700     21,654
    Regal Hotels International Holdings, Ltd.                24,600     14,269
#   SA SA International Holdings, Ltd.                       28,000     23,490
    Samsonite International SA                               21,000     66,861
    Shangri-La Asia, Ltd.                                    33,500     54,969
    Shun Tak Holdings, Ltd.                                  27,500     13,510
    Singamas Container Holdings, Ltd.                        42,000      9,111
    Sino Land Co., Ltd.                                      48,800     73,175
    SmarTone Telecommunications Holdings, Ltd.                2,500      2,580
    SOCAM Development, Ltd.                                   4,000      4,853
    Stella International Holdings, Ltd.                         500      1,233
    Sun Hung Kai & Co., Ltd.                                 11,619      8,117
    Sun Hung Kai Properties, Ltd.                            13,134    166,150
    Swire Pacific, Ltd. Class B                               5,000     11,102
    Swire Properties, Ltd.                                   10,000     30,245
    Techtronic Industries Co.                                22,000     70,293
    Television Broadcasts, Ltd.                               5,100     31,894
    Texwinca Holdings, Ltd.                                  14,000     15,097
    Transport International Holdings, Ltd.                    4,000      7,384
    Trinity, Ltd.                                            64,000     16,462
    Value Partners Group, Ltd.                               40,000     25,792
    Varitronix International, Ltd.                           17,000     18,851
    Victory City International Holdings, Ltd.                14,000      2,041
    Vitasoy International Holdings, Ltd.                     18,000     24,608
    VTech Holdings, Ltd.                                      2,200     30,470
    Wharf Holdings, Ltd.                                     12,625     88,874
    Wheelock & Co., Ltd.                                     13,000     53,827
    Wing Hang Bank, Ltd.                                      5,000     80,612
    Xinyi Glass Holdings, Ltd.                               32,000     25,249
*   Xinyi Solar Holdings, Ltd.                               32,000      8,679
    Yue Yuen Industrial Holdings, Ltd.                       15,000     46,373
                                                                    ----------
TOTAL HONG KONG                                                      3,130,595
                                                                    ----------
IRELAND -- (0.5%)
*   Bank of Ireland                                         496,536    193,873
*   Bank of Ireland Sponsored ADR                               330      5,683
    CRH P.L.C.                                                3,670    106,847
    CRH P.L.C. Sponsored ADR                                  4,265    124,879
    Dragon Oil P.L.C.                                         4,125     43,888
    FBD Holdings P.L.C.                                         158      3,812
    Glanbia P.L.C.                                              538      8,035
    Kerry Group P.L.C. Class A                                  667     52,316
    Kingspan Group P.L.C.(0492793)                            1,183     22,271
    Kingspan Group P.L.C.(4491235)                            1,108     20,880

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
IRELAND -- (Continued)
    Smurfit Kappa Group P.L.C.                               3,976 $ 88,576
                                                                   --------
TOTAL IRELAND                                                       671,060
                                                                   --------
ISRAEL -- (0.4%)
*   Africa Israel Investments, Ltd.                          1,545    3,394
*   AudioCodes, Ltd.                                           614    3,357
    Azrieli Group                                              825   27,927
    Bank Hapoalim BM                                        14,543   82,153
*   Bank Leumi Le-Israel BM                                 14,810   57,948
    Bezeq The Israeli Telecommunication Corp., Ltd.          5,997   10,868
    Delek Group, Ltd.                                           45   18,238
    Elbit Systems, Ltd.                                        649   38,311
    Electra, Ltd.                                               59    8,537
    Harel Insurance Investments & Financial Services, Ltd.   4,420   25,230
    Israel Chemicals, Ltd.                                   1,084    9,621
*   Israel Discount Bank, Ltd. Class A                      20,541   36,726
    Ituran Location and Control, Ltd.                          538   12,979
*   Jerusalem Oil Exploration                                  300   12,923
    Menorah Mivtachim Holdings, Ltd.                           894   10,739
    Migdal Insurance & Financial Holding, Ltd.               7,718   12,642
    Mizrahi Tefahot Bank, Ltd.                               3,321   44,395
    NICE Systems, Ltd. Sponsored ADR                           863   37,282
*   Nitsba Holdings 1995, Ltd.                               1,262   19,361
*   Oil Refineries, Ltd.                                     7,964    2,220
    Ormat Industries                                           270    2,012
    Osem Investments, Ltd.                                     565   13,418
    Paz Oil Co., Ltd.                                          198   30,937
    Phoenix Holdings, Ltd. (The)                             1,952    7,253
    Shikun & Binui, Ltd.                                     5,298   13,800
*   Union Bank of Israel                                     1,193    5,591
                                                                   --------
TOTAL ISRAEL                                                        547,862
                                                                   --------
ITALY -- (2.6%)
    A2A SpA                                                  7,105    8,694
    ACEA SpA                                                 1,354   19,430
*   Arnoldo Mondadori Editore SpA                            1,773    3,281
    Assicurazioni Generali SpA                               2,086   48,773
    Astaldi SpA                                              1,321   14,316
    Atlantia SpA                                             1,065   27,742
*   Autogrill SpA                                            1,015    9,743
    Azimut Holding SpA                                       2,125   66,338
#*  Banca Carige SpA                                        17,321   12,804
    Banca Generali SpA                                       1,007   31,698
#*  Banca Monte dei Paschi di Siena SpA                     21,946    7,335
*   Banca Popolare dell'Emilia Romagna SC                    7,293   84,064
#*  Banca Popolare dell'Etruria e del Lazio                    424      493
#*  Banca Popolare di Milano SCRL                           75,800   76,657
#   Banca Popolare di Sondrio SCRL                           6,476   46,510
*   Banco Popolare SC                                        8,657  178,913
    Brembo SpA                                               1,194   44,129
    Buzzi Unicem SpA                                         2,983   52,919
    Cementir Holding SpA                                     2,563   24,420

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
ITALY -- (Continued)
*   CIR-Compagnie Industriali Riunite SpA                    7,131 $   10,995
    CNH Industrial NV                                        2,621     30,616
    Credito Emiliano SpA                                     1,807     18,524
#*  Credito Valtellinese SCRL                               17,272     41,235
    De'Longhi SpA                                              720     15,649
    Enel Green Power SpA                                    16,762     47,973
    Enel SpA                                                16,916     95,811
    Eni SpA                                                  1,271     32,918
    Eni SpA Sponsored ADR                                    3,700    191,068
    ERG SpA                                                  1,082     18,687
    Esprinet SpA                                             2,121     23,189
*   Fiat SpA                                                16,569    200,033
*   Fiat SpA Sponsored ADR                                   1,600     19,360
*   Finmeccanica SpA                                         6,992     64,707
#   Geox SpA                                                   852      3,708
*   Gruppo Editoriale L'Espresso SpA                         3,978      9,185
    Hera SpA                                                12,421     36,603
*   IMMSI SpA                                                4,196      4,480
    Indesit Co. SpA                                          2,901     41,428
    Interpump Group SpA                                      1,758     24,925
    Intesa Sanpaolo SpA                                     84,234    288,251
    Iren SpA                                                 8,189     13,915
    Italcementi SpA                                          1,415     17,191
*   Italmobiliare SpA                                          246     11,184
    Luxottica Group SpA Sponsored ADR                          600     34,344
    MARR SpA                                                   686     13,286
*   Mediaset SpA                                            14,069     77,860
*   Mediobanca SpA                                          14,179    157,374
    Mediolanum SpA                                           2,157     19,414
    Parmalat SpA                                             8,313     28,881
#   Piaggio & C SpA                                          2,131      8,817
    Pirelli & C. SpA                                         3,639     61,267
#*  Prelios SpA                                                750        665
    Prysmian SpA                                             1,062     27,659
*   Safilo Group SpA                                         1,177     26,879
    Saipem SpA                                                 800     21,458
#*  Saras SpA                                                3,877      6,727
    Snam SpA                                                 8,606     51,765
    Societa Cattolica di Assicurazioni SCRL                  1,391     34,402
    Societa Iniziative Autostradali e Servizi SpA            1,213     14,424
    Telecom Italia SpA Sponsored ADR                         8,020    102,977
    Tenaris SA ADR                                             331     14,581
    Terna Rete Elettrica Nazionale SpA                      10,316     55,889
#   Tod's SpA                                                  194     27,186
    UniCredit SpA                                           36,110    323,533
    Unione di Banche Italiane SCPA                          19,647    187,540
    Unipol Gruppo Finanziario SpA                            8,580     62,153
*   UnipolSai SpA                                           12,846     47,267
*   World Duty Free SpA                                      1,015     13,636
                                                                   ----------
TOTAL ITALY                                                         3,439,878
                                                                   ----------

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (17.1%)
    77 Bank, Ltd. (The)                                      7,000 $ 31,602
#   ABC-Mart, Inc.                                             700   31,434
#   Accordia Golf Co., Ltd.                                  2,400   30,788
    Adastria Holdings Co., Ltd.                                300    6,529
    ADEKA Corp.                                              2,100   23,073
#   Advantest Corp.                                          2,200   24,252
    Aeon Co., Ltd.                                           4,300   49,663
    Ahresty Corp.                                              800    6,810
    Ai Holdings Corp.                                        1,200   19,144
    Aica Kogyo Co., Ltd.                                     1,000   20,912
    Aichi Bank, Ltd. (The)                                     200    9,757
    Aichi Steel Corp.                                        4,000   14,751
    Aida Engineering, Ltd.                                   2,800   26,728
    Aisin Seiki Co., Ltd.                                    1,600   56,543
#   Akebono Brake Industry Co., Ltd.                         6,000   30,521
    Akita Bank, Ltd. (The)                                   5,000   13,906
    Alpine Electronics, Inc.                                 1,300   15,499
    Alps Electric Co., Ltd.                                  2,800   31,661
    Amada Co., Ltd.                                         10,000   72,322
    Amano Corp.                                              1,700   16,369
    ANA Holdings, Inc.                                       3,000    6,551
    Anritsu Corp.                                            2,000   22,397
    AOKI Holdings, Inc.                                      2,200   29,975
#   Aomori Bank, Ltd. (The)                                  2,000    5,501
    Aoyama Trading Co., Ltd.                                 1,700   42,185
#   Aozora Bank, Ltd.                                       10,000   29,748
    Arakawa Chemical Industries, Ltd.                          900    7,580
    Arcs Co., Ltd.                                           1,300   26,081
    Ariake Japan Co., Ltd.                                   1,000   24,155
    Asahi Diamond Industrial Co., Ltd.                       1,000   13,533
    Asahi Glass Co., Ltd.                                   14,000   79,371
    Asahi Holdings, Inc.                                     1,600   25,267
    Asahi Kasei Corp.                                       15,000  101,982
    Asatsu-DK, Inc.                                            700   15,835
    Asics Corp.                                              2,000   38,927
    Autobacs Seven Co., Ltd.                                 2,200   34,036
    Avex Group Holdings, Inc.                                1,200   22,226
    Awa Bank, Ltd. (The)                                     5,000   26,774
    Azbil Corp.                                              1,400   31,770
    Bank of Iwate, Ltd. (The)                                  400   17,765
    Bank of Kyoto, Ltd. (The)                                7,000   57,036
    Bank of Nagoya, Ltd. (The)                               4,000   15,031
    Bank of Okinawa, Ltd. (The)                                600   25,157
    Bank of the Ryukyus, Ltd.                                1,400   18,532
    Bank of Yokohama, Ltd. (The)                            19,000   95,496
    Benesse Holdings, Inc.                                     700   26,634
    Best Denki Co., Ltd.                                     8,100   11,020
    Bookoff Corp.                                            1,500   12,465
    Bridgestone Corp.                                          900   32,225
    Brother Industries, Ltd.                                 4,600   64,342
    Calsonic Kansei Corp.                                    6,000   29,557
    Canon Electronics, Inc.                                    600   10,141

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Canon Marketing Japan, Inc.                              1,200 $ 19,327
    Canon, Inc.                                                194    6,079
    Canon, Inc. Sponsored ADR                                2,596   81,203
    Casio Computer Co., Ltd.                                 6,600   75,314
    Central Glass Co., Ltd.                                  4,000   13,117
    Central Japan Railway Co.                                  300   36,848
    Century Tokyo Leasing Corp.                                800   23,152
    Chiba Bank, Ltd. (The)                                  12,000   76,277
*   Chiba Kogyo Bank, Ltd. (The)                             1,500    9,744
    Chiyoda Co., Ltd.                                          700   16,620
*   Chubu Electric Power Co., Inc.                           1,800   20,503
    Chuetsu Pulp & Paper Co., Ltd.                           6,000   11,297
    Chugoku Bank, Ltd. (The)                                 5,000   66,282
#   Chugoku Electric Power Co., Inc. (The)                   1,200   15,724
    Chugoku Marine Paints, Ltd.                              2,000   12,758
    Chukyo Bank, Ltd. (The)                                  7,000   11,918
    Citizen Holdings Co., Ltd.                               7,900   58,017
    CKD Corp.                                                2,200   20,041
*   CMK Corp.                                                2,100    5,229
    Coca-Cola East Japan Co., Ltd.                           1,927   43,428
    Coca-Cola West Co., Ltd.                                 1,500   26,106
    COMSYS Holdings Corp.                                    2,000   32,788
    Cosmo Oil Co., Ltd.                                     15,000   28,061
    Dai Nippon Printing Co., Ltd.                            8,000   72,059
#   Dai-ichi Life Insurance Co., Ltd. (The)                  7,300  101,154
    Daibiru Corp.                                              300    2,994
    Daicel Corp.                                             7,000   58,623
    Daido Steel Co., Ltd.                                   10,000   48,894
*   Daiei, Inc. (The)                                        2,650    7,439
    Daifuku Co., Ltd.                                        2,000   23,059
    Daihatsu Motor Co., Ltd.                                 2,100   34,784
    Daikin Industries, Ltd.                                    700   40,491
    Daikyo, Inc.                                             5,000    9,748
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd.  4,000   16,905
#   Daio Paper Corp.                                         3,000   31,473
    Daisan Bank, Ltd. (The)                                  7,000   11,721
    Daiseki Co., Ltd.                                          200    3,186
    Daishi Bank, Ltd. (The)                                  8,000   28,894
    Daito Trust Construction Co., Ltd.                         300   30,528
    Daiwa House Industry Co., Ltd.                           3,000   50,687
    Daiwa Securities Group, Inc.                             5,000   37,492
    Daiwabo Holdings Co., Ltd.                               8,000   13,775
    DCM Holdings Co., Ltd.                                   1,800   12,178
#   Dena Co., Ltd.                                           1,200   20,281
    Denki Kagaku Kogyo K.K.                                 11,000   36,482
    Denso Corp.                                              1,500   68,329
    Dentsu, Inc.                                               800   32,810
    Descente, Ltd.                                           3,000   22,739
    DIC Corp.                                               10,000   26,538
    Disco Corp.                                                400   24,308
    DMG Mori Seiki Co., Ltd.                                 1,100   13,723
    Doutor Nichires Holdings Co., Ltd.                         400    7,169

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Dowa Holdings Co., Ltd.                                  2,000 $ 16,768
    Dunlop Sports Co., Ltd.                                  1,100   13,400
    East Japan Railway Co.                                     900   65,669
    Ebara Corp.                                             11,000   65,430
#   EDION Corp.                                              1,800   10,489
    Ehime Bank, Ltd. (The)                                   6,000   13,146
    Eighteenth Bank, Ltd. (The)                              8,000   17,869
    Eizo Corp.                                                 500   13,556
    Electric Power Development Co., Ltd.                       600   15,911
    Exedy Corp.                                              1,000   26,755
    FamilyMart Co., Ltd.                                       600   24,915
    FANUC Corp.                                                300   54,131
    FCC Co., Ltd.                                            1,000   17,094
    Felissimo Corp.                                            400    3,936
#   FIDEA Holdings Co., Ltd.                                 5,200    9,722
    Foster Electric Co., Ltd.                                  500    6,056
    France Bed Holdings Co., Ltd.                            6,000   10,812
    Fuji Electric Co., Ltd.                                 10,000   45,383
    Fuji Heavy Industries, Ltd.                              1,000   26,295
    Fuji Oil Co., Ltd.(6356848)                              1,100   14,862
    Fuji Oil Co., Ltd.(6581361)                              2,200    6,815
    Fuji Seal International, Inc.                              400   13,014
    Fuji Soft, Inc.                                          1,100   23,010
#   Fujibo Holdings, Inc.                                    5,000   11,510
    FUJIFILM Holdings Corp.                                  4,400  113,661
    Fujikura, Ltd.                                           7,000   30,142
    Fujimori Kogyo Co., Ltd.                                   300    8,422
    Fujitec Co., Ltd.                                        3,000   34,591
    Fujitsu General, Ltd.                                    1,000   11,540
    Fujitsu, Ltd.                                           18,000  105,844
    Fukui Bank, Ltd. (The)                                   7,000   16,616
    Fukuoka Financial Group, Inc.                           12,000   49,008
#   Fukuyama Transporting Co., Ltd.                          5,000   29,261
    Furukawa Electric Co., Ltd.                             18,000   40,526
    Futaba Industrial Co., Ltd.                                900    4,032
    Geo Holdings Corp.                                         900    8,246
    Glory, Ltd.                                              1,000   25,871
    GMO internet, Inc.                                       2,700   23,854
    Godo Steel, Ltd.                                         6,000    8,449
#   Gree, Inc.                                               1,200   11,735
    GungHo Online Entertainment, Inc.                        3,500   19,910
    Gunma Bank, Ltd. (The)                                   9,000   47,837
    Gunze, Ltd.                                              5,000   13,653
    H2O Retailing Corp.                                      4,000   30,186
    Hachijuni Bank, Ltd. (The)                              11,000   60,136
    Hakuhodo DY Holdings, Inc.                               5,300   41,113
    Hankyu Hanshin Holdings, Inc.                           16,000   87,689
    Hanwa Co., Ltd.                                          4,000   15,645
    Haseko Corp.                                             2,200   13,932
    Hazama Ando Corp.                                        6,200   27,363
    Heiwa Corp.                                                800   13,312
    Heiwa Real Estate Co., Ltd.                                500    7,850

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Heiwado Co., Ltd.                                        1,200 $ 16,988
    Higashi-Nippon Bank, Ltd. (The)                          6,000   15,047
    Higo Bank, Ltd. (The)                                    3,000   15,419
    Hino Motors, Ltd.                                        1,000   13,174
    Hiroshima Bank, Ltd. (The)                              11,000   45,257
    Hitachi Capital Corp.                                    1,300   32,042
    Hitachi Chemical Co., Ltd.                               1,300   19,125
#   Hitachi Construction Machinery Co., Ltd.                   900   16,701
    Hitachi High-Technologies Corp.                          1,400   32,027
#   Hitachi Koki Co., Ltd.                                     600    4,470
    Hitachi Metals, Ltd.                                     1,000   13,579
    Hitachi Transport System, Ltd.                           1,100   16,879
    Hitachi Zosen Corp.                                      3,800   18,645
    Hitachi, Ltd.                                           24,000  171,095
    Hitachi, Ltd. ADR                                          800   56,952
#*  Hokkaido Electric Power Co., Inc.                        1,600    9,788
    Hokkan Holdings, Ltd.                                    5,000   13,029
    Hokkoku Bank, Ltd. (The)                                 7,000   23,440
    Hokuetsu Bank, Ltd. (The)                                4,000    8,182
    Hokuetsu Kishu Paper Co., Ltd.                           6,000   28,536
    Hokuhoku Financial Group, Inc.                          31,000   59,822
    Hokuriku Electric Power Co.                              1,800   22,354
    Hokuto Corp.                                             1,400   28,124
    Honda Motor Co., Ltd.                                    6,900  228,974
    Honda Motor Co., Ltd. Sponsored ADR                      3,554  118,348
    Horiba, Ltd.                                               300   10,370
    House Foods Group, Inc.                                  1,900   31,616
    Hoya Corp.                                               2,400   70,986
    Hyakugo Bank, Ltd. (The)                                 4,000   15,498
    Hyakujushi Bank, Ltd. (The)                              4,000   13,398
    Ibiden Co., Ltd.                                         3,500   63,175
*   Ichikoh Industries, Ltd.                                10,000   13,364
    Ichiyoshi Securities Co., Ltd.                           2,000   23,855
    Idec Corp.                                               1,300   11,426
    Idemitsu Kosan Co., Ltd.                                 1,600   35,382
    IHI Corp.                                                7,000   27,911
    Iida Group Holdings Co., Ltd.                            1,624   24,235
    Inaba Denki Sangyo Co., Ltd.                               600   18,426
    Inabata & Co., Ltd.                                        100      941
    Inageya Co., Ltd.                                        2,000   19,554
    Internet Initiative Japan, Inc.                            500   11,601
#   Iseki & Co., Ltd.                                        5,000   12,921
    Isetan Mitsukoshi Holdings, Ltd.                         5,840   72,673
*   Ishihara Sangyo Kaisha, Ltd.                            13,000   12,366
#   Isuzu Motors, Ltd.                                       4,000   23,230
    IT Holdings Corp.                                        1,200   18,602
    Ito En, Ltd.                                             1,000   21,380
    ITOCHU Corp.                                            12,800  143,485
    Itochu Enex Co., Ltd.                                    1,800   10,107
#   Itochu Techno-Solutions Corp.                              400   16,716
    Itoham Foods, Inc.                                       5,000   22,661
    Iwai Cosmo Holdings, Inc.                                  900    8,766

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
#   Iwatani Corp.                                            7,000 $41,078
    Iyo Bank, Ltd. (The)                                     6,000  53,946
    Izumiya Co., Ltd.                                        3,000  14,232
    J Front Retailing Co., Ltd.                              6,800  43,224
#   J-Oil Mills, Inc.                                        3,000   8,020
    Japan Airport Terminal Co., Ltd.                         1,100  25,381
    Japan Aviation Electronics Industry, Ltd.                3,000  51,066
    Japan Exchange Group, Inc.                               1,500  29,679
    Japan Pulp & Paper Co., Ltd.                             5,000  17,031
#   Japan Steel Works, Ltd. (The)                           10,000  42,251
    Japan Wool Textile Co., Ltd. (The)                       3,000  22,280
    JFE Holdings, Inc.                                       4,000  73,925
    JGC Corp.                                                1,000  32,381
    Joshin Denki Co., Ltd.                                   1,000   8,104
    Joyo Bank, Ltd. (The)                                   12,000  58,405
    JSR Corp.                                                2,100  34,412
    JTEKT Corp.                                              3,200  46,690
    Juroku Bank, Ltd. (The)                                  6,000  20,959
#*  JVC Kenwood Corp.                                        1,500   3,171
    JX Holdings, Inc.                                       16,790  87,237
    K's Holdings Corp.                                         700  20,314
    Kadokawa Corp.                                             800  26,268
    Kaga Electronics Co., Ltd.                               1,200  14,370
    Kagoshima Bank, Ltd. (The)                               3,000  18,738
#   Kajima Corp.                                             8,000  30,460
    Kakaku.com, Inc.                                         1,200  17,120
    Kameda Seika Co., Ltd.                                     300   8,530
    Kamigumi Co., Ltd.                                       7,000  66,726
#   Kanamoto Co., Ltd.                                       1,000  31,414
    Kandenko Co., Ltd.                                       4,000  21,457
    Kaneka Corp.                                             8,000  46,923
    Kanematsu Corp.                                         12,000  18,467
*   Kansai Electric Power Co., Inc. (The)                    1,200  10,062
#   Kansai Paint Co., Ltd.                                   1,000  13,981
    Kao Corp.                                                1,000  37,647
    Kato Works Co., Ltd.                                     2,000  11,535
#   Kawasaki Heavy Industries, Ltd.                          5,000  18,558
    Kawasaki Kisen Kaisha, Ltd.                             28,000  56,222
    KDDI Corp.                                                 800  42,665
#   Keihan Electric Railway Co., Ltd.                       10,000  41,224
    Keihin Corp.                                             1,100  15,964
#   Keikyu Corp.                                             3,000  24,902
#   Keio Corp.                                               3,000  21,233
    Keisei Electric Railway Co., Ltd.                        2,000  17,406
    Keiyo Bank, Ltd. (The)                                   9,000  39,614
    Kewpie Corp.                                             2,200  31,646
    KEY Coffee, Inc.                                           300   4,625
    Keyence Corp.                                              100  38,576
    Kintetsu Corp.                                           7,000  24,600
    Kintetsu World Express, Inc.                               300  11,906
    Kitz Corp.                                               3,000  14,166
    Kiyo Bank, Ltd. (The)                                    1,500  17,651

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Koa Corp.                                                1,400 $ 13,456
    Kobe Steel, Ltd.                                        30,000   39,380
#   Kohnan Shoji Co., Ltd.                                   1,300   13,160
    Koito Manufacturing Co., Ltd.                            1,000   21,750
    Kokuyo Co., Ltd.                                         2,300   17,588
    Komatsu, Ltd.                                            1,100   24,218
#   Komeri Co., Ltd.                                           500   13,539
#   Konami Corp.                                             2,400   54,731
    Konica Minolta, Inc.                                     5,500   51,250
    Konishi Co., Ltd.                                          600   10,735
    Kose Corp.                                                 800   26,590
    Kubota Corp. Sponsored ADR                                 500   31,990
    Kurabo Industries, Ltd.                                  8,000   13,627
    Kuraray Co., Ltd.                                        4,400   49,473
    Kureha Corp.                                             5,000   23,644
    Kurita Water Industries, Ltd.                            2,100   44,226
#   Kuroda Electric Co., Ltd.                                1,300   20,886
    KYB Co., Ltd.                                            4,000   16,294
    Kyocera Corp. Sponsored ADR                              1,800   84,852
    Kyokuto Kaihatsu Kogyo Co., Ltd.                         1,900   24,979
    Kyoritsu Maintenance Co., Ltd.                             900   30,739
    Kyowa Exeo Corp.                                         2,000   25,871
#*  Kyushu Electric Power Co., Inc.                          1,800   18,161
    Lawson, Inc.                                               300   20,835
#*  Leopalace21 Corp.                                        4,000   20,687
    Lintec Corp.                                             1,100   20,454
    Lion Corp.                                               4,000   21,913
    LIXIL Group Corp.                                        3,200   84,800
    Maeda Corp.                                              5,000   37,208
    Maeda Road Construction Co., Ltd.                        2,000   31,011
    Makino Milling Machine Co., Ltd.                         2,000   14,890
    Makita Corp.                                               500   26,594
    Marubeni Corp.                                          14,000   93,554
*   Maruha Nichiro Corp.                                     1,200   19,015
    Marui Group Co., Ltd.                                    4,900   43,525
    Marusan Securities Co., Ltd.                             2,100   14,697
    Maruwa Co., Ltd.                                           500   17,741
#   Matsui Securities Co., Ltd.                              2,300   21,175
    Max Co., Ltd.                                            1,000   10,971
    Mazda Motor Corp.                                        9,000   40,241
    McDonald's Holdings Co. Japan, Ltd.                      1,000   27,668
    Megmilk Snow Brand Co., Ltd.                             1,400   18,577
    Meitec Corp.                                               700   18,636
    Michinoku Bank, Ltd. (The)                               2,000    4,212
    Mimasu Semiconductor Industry Co., Ltd.                    500    4,539
    Minebea Co., Ltd.                                        5,000   40,520
    Ministop Co., Ltd.                                         800   12,116
    Mirait Holdings Corp.                                    2,000   17,592
    MISUMI Group, Inc.                                       1,200   29,201
    Mito Securities Co., Ltd.                                3,000   10,480
    Mitsuba Corp.                                            2,000   29,361
    Mitsubishi Corp.                                        11,900  213,097

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
JAPAN -- (Continued)
    Mitsubishi Electric Corp.                                 9,000 $102,481
    Mitsubishi Estate Co., Ltd.                               2,000   45,381
    Mitsubishi Gas Chemical Co., Inc.                         4,000   23,094
    Mitsubishi Heavy Industries, Ltd.                        18,598   97,917
#   Mitsubishi Logistics Corp.                                4,000   57,388
    Mitsubishi Materials Corp.                               15,000   43,508
    Mitsubishi Motors Corp.                                   3,700   40,102
*   Mitsubishi Paper Mills, Ltd.                             10,000    8,603
    Mitsubishi Pencil Co., Ltd.                                 600   17,832
    Mitsubishi Shokuhin Co., Ltd.                               400    8,957
    Mitsubishi Steel Manufacturing Co., Ltd.                  2,000    4,009
    Mitsubishi UFJ Financial Group, Inc.                    105,370  560,515
    Mitsuboshi Belting Co., Ltd.                              3,000   15,673
    Mitsui & Co., Ltd.                                       11,700  165,934
    Mitsui & Co., Ltd. Sponsored ADR                            125   35,325
#   Mitsui Chemicals, Inc.                                   18,000   43,862
    Mitsui Engineering & Shipbuilding Co., Ltd.              18,000   34,924
    Mitsui Fudosan Co., Ltd.                                  2,000   59,203
    Mitsui High-Tec, Inc.                                     2,000   12,614
    Mitsui Mining & Smelting Co., Ltd.                       14,000   34,715
    Mitsui OSK Lines, Ltd.                                   20,000   66,721
    Mitsui Sugar Co., Ltd.                                    3,000   12,448
    Mitsui-Soko Co., Ltd.                                     2,000    7,935
    Miura Co., Ltd.                                             700   19,884
    Miyazaki Bank, Ltd. (The)                                 5,000   15,276
    Mizuho Financial Group, Inc.                            169,200  331,396
#   Mizuno Corp.                                              4,000   21,827
    Morinaga & Co., Ltd.                                      9,000   19,838
    Morinaga Milk Industry Co., Ltd.                          4,000   14,931
    Morita Holdings Corp.                                     1,000    8,329
    MOS Food Services, Inc.                                   1,400   27,902
#   Moshi Moshi Hotline, Inc.                                   900    9,111
    MS&AD Insurance Group Holdings                            4,764  106,867
    Murata Manufacturing Co., Ltd.                              400   33,346
#   Musashi Seimitsu Industry Co., Ltd.                         900   19,860
    Musashino Bank, Ltd. (The)                                  600   19,227
    Nachi-Fujikoshi Corp.                                     4,000   24,739
    Nagase & Co., Ltd.                                        3,400   41,661
    Nagoya Railroad Co., Ltd.                                 9,000   28,556
    Namco Bandai Holdings, Inc.                               1,900   41,050
    Nankai Electric Railway Co., Ltd.                         7,000   27,153
    Nanto Bank, Ltd. (The)                                    5,000   18,767
    NEC Corp.                                                36,000  101,268
    NEC Networks & System Integration Corp.                   1,200   25,352
#   NET One Systems Co., Ltd.                                 1,400   11,390
    Neturen Co., Ltd.                                         1,500   10,291
    NGK Insulators, Ltd.                                      3,000   56,733
    NGK Spark Plug Co., Ltd.                                  2,000   45,789
    NHK Spring Co., Ltd.                                      2,000   18,104
    Nichias Corp.                                             3,000   20,321
    Nichicon Corp.                                            2,400   17,802
    Nichiha Corp.                                               900   10,369

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Nichirei Corp.                                           6,000 $ 29,136
    Nifco, Inc.                                                900   25,138
    NIFTY Corp.                                                500    7,092
#   Nihon Dempa Kogyo Co., Ltd.                                400    3,214
    Nihon M&A Center, Inc.                                   1,000   23,379
    Nihon Nohyaku Co., Ltd.                                  1,000   12,461
    Nihon Parkerizing Co., Ltd.                              1,000   21,796
    Nihon Unisys, Ltd.                                       3,000   30,465
#   Nikon Corp.                                              2,800   43,900
    Nippo Corp.                                              1,000   15,280
    Nippon Beet Sugar Manufacturing Co., Ltd.                9,000   16,935
#   Nippon Carbon Co., Ltd.                                  7,000   12,347
*   Nippon Chemi-Con Corp.                                   3,000    9,590
    Nippon Denko Co., Ltd.                                   4,000   11,129
#   Nippon Densetsu Kogyo Co., Ltd.                          2,000   29,681
    Nippon Electric Glass Co., Ltd.                          8,000   39,135
    Nippon Express Co., Ltd.                                 9,000   42,546
    Nippon Flour Mills Co., Ltd.                             6,000   33,476
    Nippon Gas Co., Ltd.                                     1,100   18,218
    Nippon Konpo Unyu Soko Co., Ltd.                         1,700   28,725
    Nippon Light Metal Holdings Co., Ltd.                   10,000   14,101
    Nippon Meat Packers, Inc.                                2,000   34,663
#   Nippon Paper Industries Co., Ltd.                        2,300   42,034
    Nippon Road Co., Ltd. (The)                              2,000   10,181
    Nippon Sharyo, Ltd.                                      5,000   17,935
*   Nippon Sheet Glass Co., Ltd.                            20,000   25,653
#   Nippon Shokubai Co., Ltd.                                4,000   46,153
    Nippon Signal Co., Ltd. (The)                            1,500   12,438
    Nippon Soda Co., Ltd.                                    5,000   27,780
    Nippon Steel & Sumitomo Metal Corp.                     43,675  114,587
*   Nippon Suisan Kaisha, Ltd.                               5,500   12,656
    Nippon Synthetic Chemical Industry Co., Ltd. (The)       2,000   13,326
    Nippon Telegraph & Telephone Corp.                         500   27,746
    Nippon Telegraph & Telephone Corp. ADR                   1,600   44,544
    Nippon Thompson Co., Ltd.                                3,000   13,672
#*  Nippon Yakin Kogyo Co., Ltd.                             2,500    6,954
    Nippon Yusen K.K.                                       29,000   78,605
    Nishi-Nippon City Bank, Ltd. (The)                      18,000   40,943
    Nishi-Nippon Railroad Co., Ltd.                          6,000   23,075
    Nishimatsu Construction Co., Ltd.                        7,000   25,188
    Nishimatsuya Chain Co., Ltd.                             2,500   17,920
    Nissan Chemical Industries, Ltd.                         1,400   20,865
    Nissan Motor Co., Ltd.                                  14,500  125,115
    Nissan Shatai Co., Ltd.                                  3,000   45,704
#   Nisshin Oillio Group, Ltd. (The)                         5,000   16,741
#   Nisshin Seifun Group, Inc.                               6,050   70,389
    Nisshin Steel Co., Ltd.                                  2,100   21,568
    Nisshinbo Holdings, Inc.                                 2,000   17,135
    Nissin Foods Holdings Co., Ltd.                            500   23,933
    Nissin Kogyo Co., Ltd.                                   1,000   18,457
    Nitta Corp.                                              1,000   20,543
    Nittetsu Mining Co., Ltd.                                3,000   11,198

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
*   Nitto Boseki Co., Ltd.                                   6,000 $ 25,036
    Nitto Denko Corp.                                        1,200   51,955
    Nitto Kogyo Corp.                                        1,000   20,733
    NKSJ Holdings, Inc.                                      4,400  109,775
    NOF Corp.                                                5,000   34,677
    NOK Corp.                                                3,000   49,046
    Nomura Holdings, Inc.                                   18,800  108,868
    Nomura Holdings, Inc. ADR                                3,400   19,924
    Nomura Real Estate Holdings, Inc.                        1,800   33,632
    Nomura Research Institute, Ltd.                            600   17,398
    Noritake Co., Ltd.                                       5,000   12,235
    Noritz Corp.                                               700   12,436
    North Pacific Bank, Ltd.                                 8,000   32,405
    NSK, Ltd.                                                6,000   63,076
*   NTN Corp.                                               12,000   41,069
    NTT Data Corp.                                             900   34,772
    NTT DOCOMO, Inc.                                         9,900  157,910
    NTT Urban Development Corp.                              2,100   18,470
#   Obayashi Corp.                                           9,000   58,112
    Obic Co., Ltd.                                             800   24,005
    Odakyu Electric Railway Co., Ltd.                        2,000   17,559
    Ogaki Kyoritsu Bank, Ltd. (The)                         10,000   27,010
#   Oiles Corp.                                              1,200   27,027
    Oita Bank, Ltd. (The)                                    4,000   14,564
    Oji Holdings Corp.                                      14,000   58,821
    Okamura Corp.                                            2,000   17,108
    Oki Electric Industry Co., Ltd.                         15,000   29,364
    Okinawa Electric Power Co., Inc. (The)                     400   13,073
    OKUMA Corp.                                              2,000   17,119
    Okumura Corp.                                            4,000   18,275
    Omron Corp.                                                900   31,873
    Onoken Co., Ltd.                                         1,500   15,795
    Onward Holdings Co., Ltd.                                4,000   26,904
    Oracle Corp. Japan                                         600   27,651
    Oriental Land Co., Ltd.                                    100   14,981
    Osaka Gas Co., Ltd.                                      8,000   30,154
    OSG Corp.                                                  700   11,283
#*  Pacific Metals Co., Ltd.                                 6,000   27,909
    Paltac Corp.                                               300    3,706
    PanaHome Corp.                                           2,000   13,299
    Panasonic Corp.                                          9,000   98,101
    Parco Co., Ltd.                                            300    2,402
    Park24 Co., Ltd.                                           600   10,967
    Penta-Ocean Construction Co., Ltd.                       7,000   22,895
    Pigeon Corp.                                               600   26,863
    Pilot Corp.                                                400   16,813
*   Pioneer Corp.                                            2,500    5,402
    Pola Orbis Holdings, Inc.                                  500   19,568
    Press Kogyo Co., Ltd.                                    5,000   18,337
    Prima Meat Packers, Ltd.                                 5,000   11,029
#   Raito Kogyo Co., Ltd.                                    2,500   21,528
#   Rakuten, Inc.                                            2,100   27,249

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Relo Holdings, Inc.                                        400 $21,934
    Rengo Co., Ltd.                                          4,000  17,875
*   Renown, Inc.                                             2,700   3,123
    Resona Holdings, Inc.                                   15,200  77,718
    Resorttrust, Inc.                                        2,000  31,380
    Ricoh Co., Ltd.                                          8,000  92,185
    Ricoh Leasing Co., Ltd.                                    500  13,051
    Riken Corp.                                              4,000  16,366
    Riso Kagaku Corp.                                        1,100  27,135
    Roland DG Corp.                                            400  13,520
#   Round One Corp.                                            900   6,465
#   Ryohin Keikaku Co., Ltd.                                   400  44,953
    Ryosan Co., Ltd.                                         1,000  21,137
    Saibu Gas Co., Ltd.                                      6,000  15,044
#   Saizeriya Co., Ltd.                                      1,200  13,749
    Sakai Chemical Industry Co., Ltd.                        3,000   8,456
    Sakata Seed Corp.                                        1,200  16,763
    San-Ai Oil Co., Ltd.                                     2,000  13,313
    San-In Godo Bank, Ltd. (The)                             3,000  19,800
    Sangetsu Co., Ltd.                                         500  12,884
    Sanken Electric Co., Ltd.                                4,000  27,866
    Sankyo Co., Ltd.                                           700  27,994
    Sankyo Tateyama, Inc.                                    1,200  23,750
    Sankyu, Inc.                                             4,000  15,247
#   Sanrio Co., Ltd.                                           500  15,852
    Sanshin Electronics Co., Ltd.                            1,500   9,415
    Sanwa Holdings Corp.                                     4,000  24,437
    Sanyo Chemical Industries, Ltd.                          2,000  12,251
    Sanyo Special Steel Co., Ltd.                            3,000  11,701
#   Sato Holdings Corp.                                      1,100  23,875
    SBI Holdings, Inc.                                       5,570  63,698
    Scroll Corp.                                             2,100   5,639
    SCSK Corp.                                               1,000  26,452
    Sega Sammy Holdings, Inc.                                1,200  24,189
    Seiko Epson Corp.                                        2,200  60,038
    Seiko Holdings Corp.                                     6,000  21,925
    Seino Holdings Co., Ltd.                                 4,000  39,535
    Seiren Co., Ltd.                                         2,600  21,846
    Sekisui Chemical Co., Ltd.                               4,000  40,537
    Sekisui House, Ltd.                                      7,000  84,025
#   Senko Co., Ltd.                                          5,000  22,853
    Senshu Ikeda Holdings, Inc.                              1,000   4,591
    Senshukai Co., Ltd.                                      1,200  10,210
    Seven & I Holdings Co., Ltd.                             2,300  90,749
#*  Sharp Corp.                                              2,000   5,014
    Shiga Bank, Ltd. (The)                                   7,000  38,278
    Shikoku Bank, Ltd. (The)                                 5,000  10,085
#*  Shikoku Electric Power Co., Inc.                           800   9,364
    Shima Seiki Manufacturing, Ltd.                            400   6,675
    Shimachu Co., Ltd.                                       1,000  21,973
    Shimamura Co., Ltd.                                        300  27,947
    Shimano, Inc.                                              300  29,989

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Shimizu Corp.                                           10,000 $ 56,686
    Shin-Etsu Chemical Co., Ltd.                             1,900  111,458
    Shindengen Electric Manufacturing Co., Ltd.              3,000   12,256
    Shinko Electric Industries Co., Ltd.                     2,300   15,147
    Shinko Plantech Co., Ltd.                                1,300    9,787
    Shinko Shoji Co., Ltd.                                     900    8,292
    Shinmaywa Industries, Ltd.                               4,000   35,324
#   Shinsei Bank, Ltd.                                      29,000   56,539
    Shiseido Co., Ltd.                                       1,000   17,866
    Shizuoka Bank, Ltd. (The)                                7,000   66,885
    Shizuoka Gas Co., Ltd.                                   2,100   12,636
    Shoko Co., Ltd.                                          5,000    6,664
    Showa Corp.                                                800    8,798
#   Showa Denko K.K.                                        38,000   50,633
    Showa Shell Sekiyu K.K.                                  2,300   23,332
    Sinanen Co., Ltd.                                        4,000   15,187
    Sintokogio, Ltd.                                         1,500   10,779
    SKY Perfect JSAT Holdings, Inc.                          3,500   18,820
    SMC Corp.                                                  200   47,611
#   SMK Corp.                                                3,000   11,192
#   Sodick Co., Ltd.                                         1,500    5,570
    Softbank Corp.                                           1,561  116,260
    Sojitz Corp.                                            27,200   42,889
#   Sony Corp.                                               3,300   57,933
    Sony Corp. Sponsored ADR                                 5,400   95,256
    Sony Financial Holdings, Inc.                            1,400   22,449
    Sotetsu Holdings, Inc.                                   6,000   21,443
#   Square Enix Holdings Co., Ltd.                           1,000   16,085
    Stanley Electric Co., Ltd.                               1,300   28,813
    Star Micronics Co., Ltd.                                   700    8,642
    Starts Corp., Inc.                                       1,000   12,647
#   Sumco Corp.                                              2,800   21,489
    Sumitomo Bakelite Co., Ltd.                              5,000   19,042
    Sumitomo Corp.                                           9,600  124,613
    Sumitomo Electric Industries, Ltd.                       8,100  112,114
    Sumitomo Forestry Co., Ltd.                              3,600   36,615
#   Sumitomo Heavy Industries, Ltd.                         15,000   63,823
    Sumitomo Metal Mining Co., Ltd.                          8,000  120,836
    Sumitomo Mitsui Financial Group, Inc.                    8,564  338,538
    Sumitomo Mitsui Trust Holdings, Inc.                    23,940   98,650
    Sumitomo Osaka Cement Co., Ltd.                          7,000   27,840
    Sumitomo Realty & Development Co., Ltd.                  1,000   38,799
    Sumitomo Rubber Industries, Ltd.                         1,800   25,016
    Sumitomo Warehouse Co., Ltd. (The)                       4,000   19,395
#   Suzuki Motor Corp.                                       2,300   59,340
*   SWCC Showa Holdings Co., Ltd.                           14,000   13,436
    T Hasegawa Co., Ltd.                                       800   11,869
    T&D Holdings, Inc.                                       8,700  103,846
#   Tachi-S Co., Ltd.                                        1,000   15,643
    Tadano, Ltd.                                             2,000   28,280
    Taiheiyo Cement Corp.                                   15,000   52,618
    Taiho Kogyo Co., Ltd.                                    1,300   12,292

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Taikisha, Ltd.                                           1,500 $ 32,455
    Taisei Corp.                                            10,000   46,360
#   Taiyo Nippon Sanso Corp.                                 7,000   55,795
    Taiyo Yuden Co., Ltd.                                    2,000   24,729
    Takara Standard Co., Ltd.                                2,000   14,285
    Takasago International Corp.                             1,000    4,889
    Takasago Thermal Engineering Co., Ltd.                   2,000   19,554
    Takashimaya Co., Ltd.                                    7,000   66,319
    Takata Corp.                                             1,000   23,562
    Takuma Co., Ltd.                                         4,000   32,362
    TDK Corp.                                                1,000   42,641
    TDK Corp. Sponsored ADR                                    400   17,056
#   Teijin, Ltd.                                            19,000   46,703
    THK Co., Ltd.                                            3,200   67,637
    Toa Corp.                                                6,000   11,287
    Toagosei Co., Ltd.                                       6,000   25,107
    Tobu Railway Co., Ltd.                                   3,000   14,673
    TOC Co., Ltd.                                            1,200    8,162
    Tochigi Bank, Ltd. (The)                                 4,000   15,593
    Toda Corp.                                               6,000   21,028
    Toei Co., Ltd.                                           1,000    5,598
    Toho Bank, Ltd. (The)                                    5,000   16,746
    Toho Gas Co., Ltd.                                       5,000   24,533
    Toho Zinc Co., Ltd.                                      9,000   28,635
    Tohoku Electric Power Co., Inc.                          2,400   22,840
    Tokai Carbon Co., Ltd.                                   2,000    6,417
    Tokai Rika Co., Ltd.                                       900   15,641
    Tokai Rubber Industries, Ltd.                              500    5,172
    Token Corp.                                                270   11,985
    Tokio Marine Holdings, Inc.                              6,000  176,796
    Tokuyama Corp.                                           8,000   23,201
*   Tokyo Electric Power Co., Inc.                           6,200   23,450
    Tokyo Electron, Ltd.                                     1,500   85,314
    Tokyo Gas Co., Ltd.                                      5,000   26,197
    Tokyo Seimitsu Co., Ltd.                                   700   11,796
    Tokyo Steel Manufacturing Co., Ltd.                      3,900   19,068
    Tokyo Tatemono Co., Ltd.                                 9,000   71,773
    Tokyo Tomin Bank, Ltd. (The)                               700    7,263
    Tokyu Corp.                                              4,000   25,193
    TOMONY Holdings, Inc.                                    7,000   29,765
    Tomy Co., Ltd.                                           2,600   12,338
    TonenGeneral Sekiyu K.K.                                 2,000   18,892
    Toppan Forms Co., Ltd.                                   2,100   19,295
#   Toppan Printing Co., Ltd.                               10,000   68,679
    Topre Corp.                                              2,200   22,261
    Topy Industries, Ltd.                                    7,000   11,853
#   Toray Industries, Inc.                                  18,000  117,482
    Toshiba Corp.                                           10,000   39,169
    Toshiba Machine Co., Ltd.                                3,000   13,473
    Toshiba Plant Systems & Services Corp.                   2,000   29,425
    Toshiba TEC Corp.                                        4,000   26,059
    Tosoh Corp.                                             12,000   45,791

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Totetsu Kogyo Co., Ltd.                                  1,100 $ 22,336
    Towa Bank, Ltd. (The)                                   18,000   17,096
#   Toyo Engineering Corp.                                   4,000   17,650
    Toyo Ink SC Holdings Co., Ltd.                           6,000   24,476
    Toyo Kanetsu K.K.                                        5,000   11,902
    Toyo Kohan Co., Ltd.                                     4,000   19,375
    Toyo Seikan Group Holdings, Ltd.                         3,000   44,616
    Toyo Suisan Kaisha, Ltd.                                 1,000   32,031
    Toyo Tire & Rubber Co., Ltd.                             4,000   29,827
    Toyobo Co., Ltd.                                        19,000   30,682
    Toyoda Gosei Co., Ltd.                                   1,600   29,481
#   Toyota Boshoku Corp.                                     1,100   11,371
    Toyota Motor Corp.                                       1,860  100,492
    Toyota Motor Corp. Sponsored ADR                         4,548  493,094
    Toyota Tsusho Corp.                                      3,200   84,285
    Transcosmos, Inc.                                        1,200   22,372
    Trend Micro, Inc.                                          500   16,174
    Trusco Nakayama Corp.                                      300    6,761
    Tsubakimoto Chain Co.                                    3,000   21,411
#   Tsugami Corp.                                            2,000   11,363
    Tsukuba Bank, Ltd.                                       2,900   10,464
    UACJ Corp.                                               3,114   12,318
    Ube Industries, Ltd.                                    29,000   49,132
*   Ulvac, Inc.                                              1,300   24,638
    Unicharm Corp.                                             500   27,114
    Union Tool Co.                                             600   14,066
    Unipres Corp.                                            1,100   21,253
    UNY Group Holdings Co., Ltd.                             3,700   23,878
#*  Usen Corp.                                               2,900   10,700
    Ushio, Inc.                                              1,700   22,205
    USS Co., Ltd.                                            1,500   21,864
    Valor Co., Ltd.                                            500    6,481
    Wacoal Holdings Corp.                                    2,000   19,728
    Wacom Co., Ltd.                                          2,900   18,966
    Wakita & Co., Ltd.                                       1,000   11,351
    West Japan Railway Co.                                     500   20,276
    Xebio Co., Ltd.                                            700   12,946
    Yahoo Japan Corp.                                        5,300   23,153
#   Yamada Denki Co., Ltd.                                  20,500   75,737
#   Yamagata Bank, Ltd. (The)                                4,000   17,121
    Yamaguchi Financial Group, Inc.                          6,000   55,331
    Yamaha Corp.                                             4,800   64,314
    Yamaha Motor Co., Ltd.                                   4,100   63,291
    Yamanashi Chuo Bank, Ltd. (The)                          4,000   17,332
    Yamatane Corp.                                          11,000   16,207
    Yamato Holdings Co., Ltd.                                1,200   24,694
    Yamato Kogyo Co., Ltd.                                     900   25,954
#   Yamazaki Baking Co., Ltd.                                2,000   24,437
#   Yaskawa Electric Corp.                                   1,000   11,276
    Yokohama Reito Co., Ltd.                                 1,900   15,380
    Yokohama Rubber Co., Ltd. (The)                          5,000   44,660

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
JAPAN -- (Continued)
#   Zensho Holdings Co., Ltd.                                1,300 $    13,142
                                                                   -----------
TOTAL JAPAN                                                         22,527,573
                                                                   -----------
NETHERLANDS -- (2.3%)
    Aalberts Industries NV                                   1,726      57,496
#   Accell Group                                               814      16,177
    Aegon NV                                                21,943     201,139
    Akzo Nobel NV                                            2,421     186,567
*   AMG Advanced Metallurgical Group NV                      1,751      17,613
*   APERAM                                                   1,479      38,481
    Arcadis NV                                               1,414      50,257
#   ArcelorMittal(B295F26)                                  10,210     165,913
    ArcelorMittal(B03XPL1)                                   5,343      86,884
    ASM International NV                                       792      34,661
    ASML Holding NV(B908F01)                                   154      12,534
#   ASML Holding NV(B929F46)                                   870      71,012
#   BE Semiconductor Industries NV                             935      15,955
    BinckBank NV                                             1,231      13,909
    Brunel International NV                                    136       9,213
    Corbion NV                                                 916      21,244
    Delta Lloyd NV                                           5,490     144,486
    Exact Holding NV                                           330      11,638
    Fugro NV                                                 1,470      97,409
#   Gemalto NV                                                 679      75,916
*   Grontmij                                                 1,062       5,682
    Heijmans NV                                              1,418      25,439
*   ING Groep NV                                             7,270     103,924
*   ING Groep NV Sponsored ADR                              15,410     220,363
    KAS Bank NV                                                 70       1,034
    Koninklijke Ahold NV                                    10,990     212,461
#   Koninklijke BAM Groep NV                                 8,796      47,694
    Koninklijke Boskalis Westminster NV                      1,434      81,274
*   Koninklijke KPN NV                                      30,302     107,659
    Koninklijke Ten Cate NV                                    885      26,368
#   Koninklijke Vopak NV                                       984      49,063
    Koninklijke Wessanen NV                                  3,571      21,098
    Nutreco NV                                               1,320      61,450
*   PostNL NV                                                9,281      40,793
    Randstad Holding NV                                      2,267     132,483
#   Reed Elsevier NV Sponsored ADR                             952      40,022
#*  Royal Imtech NV                                          9,393      18,313
*   SBM Offshore NV                                          4,189      76,677
    Sligro Food Group NV                                       627      26,242
#   SNS Reaal NV                                             3,557          --
    Telegraaf Media Groep NV                                   853       8,013
    TKH Group NV                                               877      30,564
    TNT Express NV                                           6,592      59,404
#*  TomTom NV                                                3,459      24,526
    Unilever NV(904784709)                                     623      26,677
#   Unilever NV(B12T3J1)                                     2,259      96,868
    USG People NV                                              877      15,173
#   Wolters Kluwer NV                                        3,664     102,137

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
NETHERLANDS -- (Continued)
#   Ziggo NV                                                 1,452 $   63,050
                                                                   ----------
TOTAL NETHERLANDS                                                   3,052,955
                                                                   ----------
NEW ZEALAND -- (0.3%)
    Air New Zealand, Ltd.                                   11,327     20,525
    Auckland International Airport, Ltd.                    16,707     57,219
    Chorus, Ltd.                                            10,565     16,142
    Contact Energy, Ltd.                                     7,971     39,153
    Fletcher Building, Ltd.(6341606)                         6,671     56,726
    Fletcher Building, Ltd.(6341617)                           913      7,722
    Infratil, Ltd.                                          10,572     20,982
    Kathmandu Holdings, Ltd.                                 4,918     15,465
    New Zealand Oil & Gas, Ltd.                                729        487
    New Zealand Refining Co., Ltd. (The)                     4,103      6,649
    Nuplex Industries, Ltd.                                  4,883     14,756
    Port of Tauranga, Ltd.                                   2,031     25,221
    Sky Network Television, Ltd.                             3,260     18,816
    Telecom Corp. of New Zealand, Ltd.                      18,634     44,516
    TrustPower, Ltd.                                         2,795     16,145
*   Xero, Ltd.                                                   3         83
                                                                   ----------
TOTAL NEW ZEALAND                                                     360,607
                                                                   ----------
NORWAY -- (1.1%)
#   Aker ASA Class A                                           482     16,327
    Aker Solutions ASA                                         750     12,017
#   Atea ASA                                                 2,400     27,586
    Austevoll Seafood ASA                                    1,422      9,211
    Bonheur ASA                                                128      2,489
    BW Offshore, Ltd.                                        7,600      9,939
    Cermaq ASA                                               1,600     18,912
#*  Det Norske Oljeselskap ASA                                 799      8,738
#   DNB ASA                                                  7,134    126,454
*   DNO International ASA                                   13,801     47,931
*   DOF ASA                                                  1,400      6,440
    Ekornes ASA                                                300      4,747
#   Eltek ASA                                                1,600      2,195
    Evry ASA                                                 2,789      4,820
    Fred Olsen Energy ASA                                      566     18,055
#   Gjensidige Forsikring ASA                                1,999     36,891
    Golden Ocean Group, Ltd.                                21,290     37,756
*   Hoegh LNG Holdings, Ltd.                                   100        977
*   Kongsberg Automotive Holding ASA                        28,148     28,297
#   Kongsberg Gruppen A.S.                                     640     15,023
    Kvaerner ASA                                            13,700     27,442
    Leroy Seafood Group ASA                                    851     30,141
    Marine Harvest ASA                                       5,000     61,325
#   Norsk Hydro ASA                                         12,914     69,260
#   Norsk Hydro ASA Sponsored ADR                            3,400     18,292
*   Norske Skogindustrier ASA                                7,052      5,347
#*  Norwegian Air Shuttle A.S.                                 891     35,472
#   Orkla ASA                                                7,600     62,856
    Prosafe SE                                               3,000     26,442

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
NORWAY -- (Continued)
#*  REC Silicon ASA                                          60,049 $   33,588
*   REC Solar ASA                                             1,034     15,616
*   Salmar ASA                                                  616      8,917
#   Schibsted ASA                                               342     19,679
    Seadrill, Ltd.                                              818     28,622
*   Sevan Marine ASA                                            744      2,980
*   Songa Offshore                                            1,759        723
#   SpareBank 1 SR Bank ASA                                   3,295     31,958
    Statoil ASA                                               4,628    141,086
    Statoil ASA Sponsored ADR                                 3,231     98,449
    Stolt-Nielsen, Ltd.                                         218      5,894
*   Storebrand ASA                                            9,866     55,381
    Subsea 7 SA                                               3,474     69,564
#   TGS Nopec Geophysical Co. ASA                               305     10,521
#   Tomra Systems ASA                                         2,200     20,471
#   Veidekke ASA                                              1,440     15,449
#   Wilh Wilhelmsen ASA                                       2,050     19,842
#   Wilh Wilhelmsen Holding ASA Class A                         350     11,104
#   Yara International ASA                                    1,855     87,688
                                                                    ----------
TOTAL NORWAY                                                         1,448,914
                                                                    ----------
PORTUGAL -- (0.3%)
    Altri SGPS SA                                             9,817     33,362
*   Banco BPI SA                                              5,001     12,836
#*  Banco Comercial Portugues SA                            287,395     87,338
#*  Banco Espirito Santo SA                                  30,233     53,589
    EDP - Energias de Portugal SA                             9,374     45,536
*   EDP Renovaveis SA                                         2,445     16,767
    Galp Energia SGPS SA                                      1,753     30,383
    Jeronimo Martins SGPS SA                                  1,019     17,822
    Mota-Engil SGPS SA                                        2,737     20,952
    Portucel SA                                               3,351     15,889
    Portugal Telecom SGPS SA                                  4,899     20,354
#   Portugal Telecom SGPS SA Sponsored ADR                    2,949     12,238
#   REN - Redes Energeticas Nacionais SGPS SA                 3,580     13,464
    Semapa-Sociedade de Investimento e Gestao                   897     13,446
    Sonae                                                    13,955     26,253
#*  Sonae Industria SGPS SA                                   1,680      1,425
    ZON Optimus SGPS SA                                       3,274     23,688
                                                                    ----------
TOTAL PORTUGAL                                                         445,342
                                                                    ----------
SINGAPORE -- (1.4%)
    Boustead Singapore, Ltd.                                 24,000     36,303
*   Broadway Industrial Group, Ltd.                           3,000        660
    Bukit Sembawang Estates, Ltd.                             2,000      9,326
    CapitaLand, Ltd.                                         34,000     87,015
    City Developments, Ltd.                                   5,000     43,320
    ComfortDelGro Corp., Ltd.                                21,000     35,612
    Cosco Corp. Singapore, Ltd.                              14,000      8,063
    CSE Global, Ltd.                                         19,000      9,023
    DBS Group Holdings, Ltd.                                 10,453    141,608
*   Delong Holdings, Ltd.                                    10,000      3,060

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
SINGAPORE -- (Continued)
    Ezion Holdings, Ltd.                                     20,400 $ 37,084
    Ezra Holdings, Ltd.                                       9,600    8,063
    Far East Orchard, Ltd.                                    8,000   11,949
    First Resources, Ltd.                                    12,000   24,645
    Golden Agri-Resources, Ltd.                             121,000   59,028
    Goodpack, Ltd.                                            9,000   17,241
    GuocoLand, Ltd.                                          12,000   20,417
    Hongkong Land Holdings, Ltd.                              3,000   21,026
    Hotel Properties, Ltd.                                    7,000   20,763
    Hutchison Port Holdings Trust                            50,000   34,028
    Indofood Agri Resources, Ltd.                             6,000    5,110
    Jardine Cycle & Carriage, Ltd.                            1,000   37,496
    Keppel Corp., Ltd.                                        3,300   27,766
    Keppel Infrastructure Trust                                 600      503
    Keppel Land, Ltd.                                        17,000   47,030
    Keppel Telecommunications & Transportation, Ltd.          6,000    8,553
#*  Linc Energy, Ltd.                                         3,880    3,652
    M1, Ltd.                                                  7,000   18,808
    Midas Holdings, Ltd.                                     30,000   11,278
*   Neptune Orient Lines, Ltd.                               19,250   15,613
    Noble Group, Ltd.                                        70,000   72,078
    Olam International, Ltd.                                 35,000   62,455
    OUE Hospitality Trust                                       833      578
    OUE, Ltd.                                                 5,000    9,065
    Oversea-Chinese Banking Corp., Ltd.                      10,291   79,366
*   Raffles Education Corp., Ltd.                             6,127    1,445
*   S I2I, Ltd.                                             492,000    3,148
    SATS, Ltd.                                                6,278   15,893
    SembCorp Industries, Ltd.                                 9,000   38,638
#   SembCorp Marine, Ltd.                                     4,400   14,310
    Sinarmas Land, Ltd.                                      33,000   14,004
    Singapore Airlines, Ltd.                                  8,600   71,298
    Singapore Exchange, Ltd.                                  6,000   33,182
    Singapore Post, Ltd.                                     14,000   15,817
#   Singapore Press Holdings, Ltd.                            6,000   20,064
    Singapore Technologies Engineering, Ltd.                  9,000   27,489
    Singapore Telecommunications, Ltd.                       22,000   67,389
#   SMRT Corp., Ltd.                                         15,000   14,604
    Stamford Land Corp., Ltd.                                 9,000    4,276
    Swiber Holdings, Ltd.                                     3,000    1,535
    Tat Hong Holdings, Ltd.                                  10,000    6,470
    Triyards holdings, Ltd.                                     960      487
    United Engineers, Ltd.                                   12,000   20,686
    United Industrial Corp., Ltd.                            15,000   40,114
    United Overseas Bank, Ltd.                                8,068  140,424
    UOB-Kay Hian Holdings, Ltd.                              12,000   16,129
    UOL Group, Ltd.                                           9,000   46,208
*   Vard Holdings, Ltd.                                      41,000   31,676
    Venture Corp., Ltd.                                       9,000   55,126
    Wilmar International, Ltd.                               18,000   48,921
    Wing Tai Holdings, Ltd.                                  10,000   15,994
    Yeo Hiap Seng, Ltd.                                       1,767    3,301

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
SINGAPORE -- (Continued)
    Yongnam Holdings, Ltd.                                  83,000 $   15,939
                                                                   ----------
TOTAL SINGAPORE                                                     1,812,152
                                                                   ----------
SPAIN -- (2.6%)
    Abengoa SA(BLM7FQ6)                                         12         67
    Abengoa SA(BLM7FS8)                                         61        272
    Abengoa SA(7174823)                                        505      2,810
    Abengoa SA Class B                                       2,020      8,993
    Abertis Infraestructuras SA                              1,916     43,128
    Acciona SA                                                 375     30,505
    Acerinox SA                                              2,857     49,967
    ACS Actividades de Construccion y Servicios SA             947     40,633
    Amadeus IT Holding SA Class A                            1,745     72,575
*   Atresmedia Corp de Medios de Comunicaion SA              1,085     15,612
    Banco Bilbao Vizcaya Argentaria SA                      15,903    195,888
#   Banco Bilbao Vizcaya Argentaria SA Sponsored ADR        15,556    192,114
    Banco de Sabadell SA                                    60,257    205,012
    Banco Popular Espanol SA                                19,619    144,568
    Banco Santander SA                                      27,792    276,410
    Banco Santander SA Sponsored ADR                        38,868    387,125
*   Bankia SA                                                8,460     17,281
    Bankinter SA                                             9,264     70,929
    Bolsas y Mercados Espanoles SA                             711     30,975
#   CaixaBank SA                                            17,918    109,205
*   Cementos Portland Valderrivas SA                           228      2,333
    Cie Automotive SA                                          590      7,514
    Construcciones y Auxiliar de Ferrocarriles SA               22     10,538
*   Deoleo SA                                                3,188      1,748
    Distribuidora Internacional de Alimentacion SA           4,398     39,342
    Ebro Foods SA                                              994     22,904
    Elecnor SA                                                 157      2,257
    Enagas SA                                                1,894     58,352
    Ence Energia y Celulosa SA                               3,302      9,726
    Ferrovial SA                                             1,427     31,720
*   Fomento de Construcciones y Contratas SA                 1,348     29,735
*   Gamesa Corp. Tecnologica SA                              6,353     63,148
    Gas Natural SDG SA                                       1,964     56,318
    Grupo Catalana Occidente SA                                923     36,115
#*  Grupo Ezentis SA                                         4,029      6,599
    Iberdrola SA                                            38,628    269,837
    Inditex SA                                                 347     52,136
    Indra Sistemas SA                                        2,869     53,886
*   Jazztel P.L.C.                                           3,054     46,903
    Mapfre SA                                                5,877     24,786
*   Mediaset Espana Comunicacion SA                          4,163     46,195
    Melia Hotels International SA                              953     12,055
*   NH Hoteles SA                                            2,275     14,535
    Obrascon Huarte Lain SA                                    753     34,910
    Papeles y Cartones de Europa SA                          1,427      7,895
*   Pescanova SA                                               468         --
*   Promotora de Informaciones SA Class A                   28,996     16,194
*   Realia Business SA                                      10,596     19,589

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
SPAIN -- (Continued)
    Red Electrica Corp. SA                                     667 $   54,905
    Repsol SA                                                4,683    126,074
    Repsol SA Sponsored ADR                                  2,800     75,432
*   Sacyr SA                                                 3,026     19,933
    Tecnicas Reunidas SA                                       630     37,947
    Telefonica SA                                            1,427     23,948
#   Telefonica SA Sponsored ADR                              5,849     97,971
    Tubacex SA                                               1,844      9,043
    Tubos Reunidos SA                                        4,346     13,465
    Vidrala SA                                                 371     19,637
    Viscofan SA                                                735     38,301
    Zardoya Otis SA                                          1,361     23,869
                                                                   ----------
TOTAL SPAIN                                                         3,411,864
                                                                   ----------
SWEDEN -- (2.9%)
    AarhusKarlshamn AB                                         500     33,482
    AF AB Class B                                              785     28,509
#   Alfa Laval AB                                            1,044     27,816
    Assa Abloy AB Class B                                    1,322     70,165
#   Atlas Copco AB Class A                                     705     20,503
#   Atlas Copco AB Class B                                     777     21,193
    Axfood AB                                                  350     18,651
#   Axis Communications AB                                     730     21,767
    B&B Tools AB Class B                                       600     11,010
    Beijer Alma AB                                             381     10,775
    BillerudKorsnas AB                                       3,418     49,952
#   Boliden AB                                               5,232     79,905
    Castellum AB                                             2,708     46,179
    Clas Ohlson AB Class B                                     566     12,554
#   Concentric AB                                            1,052     14,884
    Duni AB                                                  1,648     27,528
    Electrolux AB Series B                                   1,570     43,639
*   Eniro AB                                                 3,302     26,421
    Fabege AB                                                1,782     25,033
#   Haldex AB                                                2,000     25,654
    Hennes & Mauritz AB Class B                              1,528     62,545
    Hexagon AB Class B                                       1,041     33,328
    Hexpol AB                                                  484     45,858
    HIQ International AB(BLNMLM8)                            4,169     25,328
*   HIQ International AB(B97F1H4)                            4,169      1,661
    Holmen AB Class B                                          995     35,166
    Husqvarna AB Class A                                       841      6,961
    Husqvarna AB Class B                                    10,700     89,341
    ICA Gruppen AB                                           1,767     59,435
    Industrial & Financial Systems Class B                     854     24,498
#   Indutrade AB                                               472     20,540
#   Intrum Justitia AB                                         596     17,279
#   JM AB                                                    1,200     40,776
*   KappAhl AB                                               3,182     19,526
#   Kungsleden AB                                            1,161      9,483
*   Lindab International AB                                  3,397     42,350
    Loomis AB Class B                                        1,195     32,596

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
SWEDEN -- (Continued)
*   Lundin Petroleum AB                                      1,361 $   29,216
    Mekonomen AB                                               827     22,191
    Millicom International Cellular SA                         425     42,124
    Modern Times Group AB Class B                              763     34,043
    NCC AB Class B                                           1,600     56,057
    Nibe Industrier AB Class B                                 999     28,050
    Nobia AB                                                 4,200     38,231
    Nordea Bank AB                                          21,743    315,069
#   Nordnet AB Class B                                       4,500     22,147
#*  PA Resources AB                                             48         50
    Peab AB                                                  6,107     47,285
#   Ratos AB Class B                                         5,146     52,497
    Saab AB Class B                                          1,066     32,756
    Sandvik AB                                               1,412     20,067
#*  SAS AB                                                  13,509     29,051
    Scania AB Class B                                        2,410     73,424
    Securitas AB Class B                                     6,521     78,830
    Skandinaviska Enskilda Banken AB Class A                12,952    178,905
    Skanska AB Class B                                       7,733    177,544
    SKF AB Class B                                           1,600     41,549
    SkiStar AB                                                 883     11,658
#*  SSAB AB Class A                                          6,154     53,729
#*  SSAB AB Class B                                          4,334     32,788
    Svenska Cellulosa AB Class A                               306      8,557
    Svenska Cellulosa AB Class B                             5,296    148,887
    Svenska Handelsbanken AB Class A                         3,640    183,092
    Swedbank AB Class A                                      5,771    154,443
    Tele2 AB Class B                                         6,791     86,783
    Telefonaktiebolaget LM Ericsson Class A                    436      5,026
    Telefonaktiebolaget LM Ericsson Class B                  3,149     37,972
    Telefonaktiebolaget LM Ericsson Sponsored ADR           19,000    227,810
    TeliaSonera AB                                          15,758    114,703
#   Trelleborg AB Class B                                    5,898    126,197
    Volvo AB Class A                                         1,258     20,254
    Volvo AB Class B                                         3,023     47,867
#   Wallenstam AB Class B                                    1,976     32,436
#   Wihlborgs Fastigheter AB                                 1,441     27,782
                                                                   ----------
TOTAL SWEDEN                                                        3,821,361
                                                                   ----------
SWITZERLAND -- (5.7%)
    ABB, Ltd.                                               14,101    339,497
#   ABB, Ltd. Sponsored ADR                                  6,088    145,625
    Adecco SA                                                1,572    131,973
    AFG Arbonia-Forster Holding AG                             555     18,502
    Allreal Holding AG                                         202     28,486
    Alpiq Holding AG                                            27      3,313
    ams AG                                                     403     60,761
    Aryzta AG                                                2,090    193,190
    Ascom Holding AG                                         1,836     34,155
    Autoneum Holding AG                                        124     26,307
    Baloise Holding AG                                         826    100,585
    Bank Coop AG                                                87      4,254

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
SWITZERLAND -- (Continued)
    Banque Cantonale Vaudoise                                   54 $   32,054
    Barry Callebaut AG                                          34     46,208
    Belimo Holding AG                                            7     19,716
    Bell AG                                                      2      5,497
    Berner Kantonalbank AG                                     107     26,251
    BKW AG                                                     158      5,805
*   Bobst Group SA                                             277     14,099
    Bucher Industries AG                                       173     56,351
    Burckhardt Compression Holding AG                           85     44,057
    Cie Financiere Richemont SA                              2,146    218,334
    Clariant AG                                              5,437    107,217
    Credit Suisse Group AG                                  10,947    347,049
    Credit Suisse Group AG Sponsored ADR                     6,711    212,537
    Daetwyler Holding AG                                       116     18,341
*   Dufry AG                                                   437     72,322
#   EFG International AG                                     1,159     14,686
    Emmi AG                                                     98     35,959
    EMS-Chemie Holding AG                                       77     30,045
    Energiedienst Holding AG                                   604     21,887
    Flughafen Zuerich AG                                        73     46,054
    Forbo Holding AG                                            27     27,948
    GAM Holding AG                                           2,951     53,747
    Gategroup Holding AG                                       383     11,934
    Geberit AG                                                 144     48,095
    Georg Fischer AG                                            69     54,738
    Givaudan SA                                                 77    121,519
    Gurit Holding AG                                            16      8,360
    Helvetia Holding AG                                        171     85,235
    Holcim, Ltd.                                             2,867    262,951
    Huber & Suhner AG                                          120      6,601
    Implenia AG                                                250     18,332
    Inficon Holding AG                                          82     29,370
    Intershop Holdings AG                                       72     27,829
    Julius Baer Group, Ltd.                                  4,397    205,957
    Kaba Holding AG Class B                                     37     17,823
    Komax Holding AG                                           248     38,387
    Kudelski SA                                              1,531     26,404
    Kuehne + Nagel International AG                            127     17,366
    Kuoni Reisen Holding AG                                    105     46,369
    Liechtensteinische Landesbank AG                            96      4,752
    Lindt & Spruengli AG                                         1     58,338
    Logitech International SA                                1,706     23,138
    Luzerner Kantonalbank AG                                    70     28,807
    Metall Zug AG                                                2      6,031
#*  Meyer Burger Technology AG                               1,488     18,397
    Micronas Semiconductor Holding AG                          845      7,523
    Mobimo Holding AG                                          102     21,922
    Nestle SA                                               15,515  1,199,065
    OC Oerlikon Corp. AG                                     3,935     62,683
#*  Orell Fuessli Holding AG                                    31      3,586
    Panalpina Welttransport Holding AG                         158     24,812
    Partners Group Holding AG                                  164     44,906

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
SWITZERLAND -- (Continued)
    PubliGroupe AG                                              64 $   12,822
    Rieter Holding AG                                           89     20,125
    Romande Energie Holding SA                                   7      9,141
    Schindler Holding AG                                        52      7,937
*   Schmolz + Bickenbach AG                                  7,007     10,053
    Schweiter Technologies AG                                   17     12,766
    SGS SA                                                      17     42,468
    Sika AG                                                     30    121,386
    St Galler Kantonalbank AG                                   45     19,328
    Sulzer AG                                                  460     70,979
    Swatch Group AG (The)(7184725)                             248    159,474
    Swatch Group AG (The)(7184736)                             611     73,723
    Swiss Life Holding AG                                      551    135,753
    Swiss Re AG                                              4,151    362,968
    Swisscom AG                                                118     71,789
*   Swisslog Holding AG                                     12,929     14,864
    Swissquote Group Holding SA                                779     30,707
    Syngenta AG                                                248     98,206
    Syngenta AG ADR                                            700     54,985
    Temenos Group AG                                           726     26,031
    U-Blox AG                                                  393     48,115
    UBS AG(H89231338)                                        8,192    171,295
    UBS AG(B18YFJ4)                                         12,111    253,288
    Valiant Holding AG                                         297     32,883
    Valora Holding AG                                           83     23,470
    Vaudoise Assurances Holding SA Class B                      16      7,310
    Vetropack Holding AG                                         1      1,926
#*  Von Roll Holding AG                                      3,134      6,090
    Vontobel Holding AG                                        600     23,517
    Zehnder Group AG                                           360     15,699
    Zug Estates Holding AG                                       2      2,692
    Zurich Insurance Group AG                                1,668    478,313
                                                                   ----------
TOTAL SWITZERLAND                                                   7,494,145
                                                                   ----------
UNITED KINGDOM -- (17.5%)
    Aberdeen Asset Management P.L.C.                        11,695     86,501
    Admiral Group P.L.C.                                     2,727     64,400
*   Afren P.L.C.                                            28,429     75,514
    African Barrick Gold P.L.C.                                948      3,977
*   Aga Rangemaster Group P.L.C.                             1,374      4,039
    Aggreko P.L.C.                                           1,200     32,027
    Alent P.L.C.                                             5,870     31,585
    AMEC P.L.C.                                              6,221    129,927
    Amlin P.L.C.                                            11,811     89,299
    Anglo American P.L.C.                                    7,706    206,005
    Anglo Pacific Group P.L.C.                               2,760      8,886
    Anite P.L.C.                                             6,078      8,446
    Antofagasta P.L.C.                                       2,036     27,134
    ARM Holdings P.L.C. Sponsored ADR                        1,864     84,849
    Ashmore Group P.L.C.                                     4,410     26,195
    Ashtead Group P.L.C.                                    11,656    172,697
    Associated British Foods P.L.C.                          1,573     78,981

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
UNITED KINGDOM -- (Continued)
    Aviva P.L.C.                                            31,314 $  279,064
    Babcock International Group P.L.C.                       4,864     98,175
    BAE Systems P.L.C.                                      14,793    100,082
    Balfour Beatty P.L.C.                                   19,493     92,574
    Bank of Georgia Holdings P.L.C.                            560     24,630
    Barclays P.L.C. Sponsored ADR                           29,855    510,819
    Barratt Developments P.L.C.                             27,835    174,085
    BBA Aviation P.L.C.                                     10,853     56,939
    Beazley P.L.C.                                          16,162     67,046
    Bellway P.L.C.                                           3,060     74,519
    Berendsen P.L.C.                                         4,540     79,341
    Berkeley Group Holdings P.L.C.                           2,385     92,542
    BG Group P.L.C.                                         15,156    306,595
    BG Group P.L.C. Sponsored ADR                            7,000    142,520
    BHP Billiton P.L.C. ADR                                  1,847    119,501
    Bodycote P.L.C.                                          3,492     43,090
    Booker Group P.L.C.                                     14,954     37,199
    Bovis Homes Group P.L.C.                                 3,407     45,562
    BP P.L.C. Sponsored ADR                                 27,397  1,386,836
    Brewin Dolphin Holdings P.L.C.                           8,248     44,992
    British Polythene Industries P.L.C.                        199      2,121
    British Sky Broadcasting Group P.L.C.                    2,334     34,736
    British Sky Broadcasting Group P.L.C. Sponsored ADR        650     39,072
    Britvic P.L.C.                                           2,726     33,387
    BT Group P.L.C.                                          2,000     12,485
    BT Group P.L.C. Sponsored ADR                            2,400    150,408
    Bunzl P.L.C.                                             2,322     66,158
    Burberry Group P.L.C.                                    1,344     33,754
    Cable & Wireless Communications P.L.C.                  46,271     41,321
*   Cairn Energy P.L.C.                                      5,769     17,968
    Capita P.L.C.                                            3,947     72,378
    Carillion P.L.C.                                        11,571     72,381
    Carnival P.L.C.                                            367     14,672
    Carnival P.L.C. ADR                                      1,600     63,856
    Catlin Group, Ltd.                                      10,223     91,304
*   Centamin P.L.C.                                          1,892      2,068
    Centrica P.L.C.                                         24,920    138,980
    Chemring Group P.L.C.                                    6,635     25,112
    Chesnara P.L.C.                                          3,877     21,539
    Cineworld Group P.L.C.                                   6,417     34,995
    Clarkson P.L.C.                                            451     20,322
    Close Brothers Group P.L.C.                              2,986     70,533
    Cobham P.L.C.                                           19,869    103,654
    Coca-Cola HBC AG                                           765     19,387
    Coca-Cola HBC AG ADR                                       810     20,404
*   Colt Group SA                                           10,617     23,496
    Compass Group P.L.C.                                     8,230    131,095
    Computacenter P.L.C.                                     2,953     32,508
    Connect Group P.L.C.                                     2,892      8,805
    Cranswick P.L.C.                                           855     17,268
    Croda International P.L.C.                               1,303     56,751
    CSR P.L.C.                                               4,055     39,400

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
UNITED KINGDOM -- (Continued)
    Daily Mail & General Trust P.L.C.                        4,069 $   56,088
    Dairy Crest Group P.L.C.                                 3,272     25,528
    DCC P.L.C.                                               1,532     78,552
    De La Rue P.L.C.                                         1,308     18,125
    Debenhams P.L.C.                                        22,081     29,989
    Development Securities P.L.C.                            8,967     36,847
    Devro P.L.C.                                             5,357     19,125
    Dignity P.L.C.                                             535     12,931
    Diploma P.L.C.                                           2,852     31,829
*   Dixons Retail P.L.C.                                    62,916     47,852
    Domino Printing Sciences P.L.C.                          2,941     38,522
    Drax Group P.L.C.                                       11,314    126,649
    DS Smith P.L.C.                                         16,910     90,114
    E2V Technologies P.L.C.                                  3,334      9,390
    easyJet P.L.C.                                           2,947     81,545
    Electrocomponents P.L.C.                                 6,138     30,257
    Elementis P.L.C.                                         8,326     39,086
*   EnQuest P.L.C.                                          22,302     51,763
*   Enterprise Inns P.L.C.                                  21,041     48,571
*   Essar Energy P.L.C.                                      4,852      5,506
    Essentra P.L.C.                                          4,670     63,344
    Euromoney Institutional Investor P.L.C.                    183      3,303
*   Evraz P.L.C.                                             3,308      5,395
    Experian P.L.C.                                          3,075     59,123
    F&C Asset Management P.L.C.                              6,813     13,749
    Fenner P.L.C.                                            7,156     50,067
    Fidessa Group P.L.C.                                       721     27,322
*   Findel P.L.C.                                              841      3,840
*   Firstgroup P.L.C.                                       31,411     68,638
    G4S P.L.C.                                              19,492     77,821
    Galliford Try P.L.C.                                     1,931     38,870
*   Gem Diamonds, Ltd.                                       2,700      7,575
    GKN P.L.C.                                              23,695    154,041
    Glencore Xstrata P.L.C.                                 51,395    277,314
    Go-Ahead Group P.L.C.                                      487     16,241
    Grafton Group P.L.C.                                     4,956     48,747
    Greencore Group P.L.C.                                  15,232     67,276
    Greggs P.L.C.                                            1,490     13,477
    Halfords Group P.L.C.                                    4,424     33,197
    Hargreaves Lansdown P.L.C.                               1,598     31,634
    Hays P.L.C.                                              7,814     19,935
    Helical Bar P.L.C.                                       3,459     21,224
    Henderson Group P.L.C.                                  19,149     81,356
*   Heritage Oil P.L.C.                                      4,505     24,049
    Hill & Smith Holdings P.L.C.                             3,928     37,103
    Hiscox, Ltd.                                             8,198     97,806
    Home Retail Group P.L.C.                                24,821     85,764
    Homeserve P.L.C.                                         6,831     38,969
    Howden Joinery Group P.L.C.                              9,342     51,432
    HSBC Holdings P.L.C. Sponsored ADR                      25,824  1,325,288
    Hunting P.L.C.                                           2,655     38,010
    Huntsworth P.L.C.                                        9,410      9,541

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
UNITED KINGDOM -- (Continued)
    ICAP P.L.C.                                             12,772 $ 89,466
    IG Group Holdings P.L.C.                                 5,689   61,177
    IMI P.L.C.                                               2,461   62,427
    Inchcape P.L.C.                                          9,922  107,785
    Informa P.L.C.                                           9,967   81,394
    Inmarsat P.L.C.                                          7,512   92,431
*   Innovation Group P.L.C.                                 35,464   19,007
    InterContinental Hotels Group P.L.C. ADR                 1,493   51,389
*   International Consolidated Airlines Group SA            22,557  154,268
    Interserve P.L.C.                                        2,216   24,835
    Intertek Group P.L.C.                                    1,135   55,909
    Investec P.L.C.                                         12,086  106,644
*   IP Group P.L.C.                                             50      145
    ITV P.L.C.                                              22,994   70,732
    J Sainsbury P.L.C.                                      17,515   99,359
    James Fisher & Sons P.L.C.                                 588   12,823
    Jardine Lloyd Thompson Group P.L.C.                      1,972   35,189
    JD Sports Fashion P.L.C.                                   489   14,511
    JD Wetherspoon P.L.C.                                    1,890   26,927
*   JKX Oil & Gas P.L.C.                                     3,242    2,989
    John Wood Group P.L.C.                                   5,971   79,174
    Johnson Matthey P.L.C.                                   2,129  117,761
*   Johnston Press P.L.C.                                    9,724    4,150
    Jupiter Fund Management P.L.C.                           4,951   32,534
*   Kazakhmys P.L.C.                                         3,030   12,209
    Kcom Group P.L.C.                                        8,494   13,512
    Keller Group P.L.C.                                      1,423   24,008
    Kier Group P.L.C.                                          385   10,821
    Kingfisher P.L.C.                                       26,248  185,741
    Laird P.L.C.                                             6,889   32,377
*   Lamprell P.L.C.                                          2,548    6,607
    Lancashire Holdings, Ltd.                                2,958   34,975
    Legal & General Group P.L.C.                            68,955  246,841
*   Lloyds Banking Group P.L.C.                             26,361   33,616
#*  Lloyds Banking Group P.L.C. ADR                         66,758  345,139
    London Stock Exchange Group P.L.C.                       2,568   78,700
*   Lonmin P.L.C.                                           13,958   66,967
    Lookers P.L.C.                                           4,741   11,191
    Low & Bonar P.L.C.                                       7,100    9,973
    Man Group P.L.C.                                        41,451   69,175
    Marks & Spencer Group P.L.C.                            10,233   76,505
    Marshalls P.L.C.                                         2,962    8,868
    McBride P.L.C.                                           5,164    8,577
    Mears Group P.L.C.                                       3,694   31,309
    Meggitt P.L.C.                                          16,309  131,550
    Melrose Industries P.L.C.                               25,409  122,703
    Michael Page International P.L.C.                        4,900   38,920
    Millennium & Copthorne Hotels P.L.C.                     4,587   43,061
*   Mitchells & Butlers P.L.C.                               6,562   48,890
    Mitie Group P.L.C.                                       7,518   40,497
    Mondi P.L.C.                                             7,295  121,271
    Moneysupermarket.com Group P.L.C.                        1,933    5,963

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
UNITED KINGDOM -- (Continued)
    Morgan Advanced Materials P.L.C.                          5,206 $   29,465
    Morgan Sindall Group P.L.C.                                 778     10,401
    N Brown Group P.L.C.                                      2,652     22,985
    National Express Group P.L.C.                            13,863     65,398
    National Grid P.L.C. Sponsored ADR                        2,716    192,999
    Next P.L.C.                                                 805     88,809
    Northgate P.L.C.                                          3,835     33,570
    Novae Group P.L.C.                                        2,345     21,466
    Old Mutual P.L.C.                                        57,194    193,319
    Pace P.L.C.                                               6,191     38,149
#   Pearson P.L.C. Sponsored ADR                              9,414    176,701
    Pendragon P.L.C.                                         30,527     16,030
    Pennon Group P.L.C.                                       8,133    104,116
*   Persimmon P.L.C.                                          6,375    141,474
*   Petra Diamonds, Ltd.                                      4,104     11,321
    Petrofac, Ltd.                                              300      7,363
    Petropavlovsk P.L.C.                                      3,187      3,668
    Phoenix Group Holdings                                    4,723     54,464
    Phoenix IT Group, Ltd.                                    1,920      3,576
    Premier Farnell P.L.C.                                    3,194     12,016
*   Premier Foods P.L.C.                                     28,858     28,047
    Premier Oil P.L.C.                                       13,691     78,395
    Prudential P.L.C. ADR                                     6,900    318,711
*   Punch Taverns P.L.C.                                     12,288      2,911
    PZ Cussons P.L.C.                                         1,245      7,287
    QinetiQ Group P.L.C.                                     15,195     54,136
*   Quintain Estates & Development P.L.C.                    14,008     23,997
    Randgold Resources, Ltd.                                    235     18,890
    Redrow P.L.C.                                             6,636     32,117
    Reed Elsevier P.L.C. Sponsored ADR                        1,125     66,532
    Regus P.L.C.                                             13,221     46,752
    Renishaw P.L.C.                                             991     30,480
    Rentokil Initial P.L.C.                                  26,515     53,427
    Resolution, Ltd.                                         41,151    207,600
    Restaurant Group P.L.C. (The)                             1,638     17,296
    Rexam P.L.C.                                             14,185    118,924
    Rio Tinto P.L.C.                                            948     51,541
#   Rio Tinto P.L.C. Sponsored ADR                            7,139    387,576
    Rolls-Royce Holdings P.L.C.                               2,292     40,712
    Rotork P.L.C.                                               944     41,400
*   Royal Bank of Scotland Group P.L.C. Sponsored ADR         9,206     93,533
    Royal Dutch Shell P.L.C. ADR(780259206)                  10,328    813,227
#   Royal Dutch Shell P.L.C. ADR(780259107)                  15,447  1,307,589
    RPC Group P.L.C.                                          4,520     45,809
    RPS Group P.L.C.                                          5,472     27,368
    RSA Insurance Group P.L.C.                              103,143    171,260
    Sage Group P.L.C. (The)                                  15,590    112,458
*   Salamander Energy P.L.C.                                  2,521      5,711
    Savills P.L.C.                                            3,502     35,488
    Schroders P.L.C.(0239581)                                   320     10,543
    Schroders P.L.C.(0240549)                                   817     35,332
    SDL P.L.C.                                                2,030     10,343

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
UNITED KINGDOM -- (Continued)
    Senior P.L.C.                                            9,084 $ 43,903
    Serco Group P.L.C.                                       7,406   42,212
*   Severfield-Rowen P.L.C.                                  5,353    5,533
    Severn Trent P.L.C.                                      2,170   67,642
    Shanks Group P.L.C.                                     13,706   23,661
    SIG P.L.C.                                              12,895   41,791
    Soco International P.L.C.                                7,337   53,624
    Spectris P.L.C.                                          1,856   69,835
    Speedy Hire P.L.C.                                      20,261   19,291
    Spirax-Sarco Engineering P.L.C.                            764   37,472
    Spirent Communications P.L.C.                           19,193   30,897
    Spirit Pub Co. P.L.C.                                   26,574   35,230
*   Sports Direct International P.L.C.                       1,936   25,671
    SSE P.L.C.                                               4,486  115,678
    St Ives P.L.C.                                             388    1,300
    St James's Place P.L.C.                                  6,128   79,864
    ST Modwen Properties P.L.C.                              7,361   46,221
    Stagecoach Group P.L.C.                                 10,969   68,785
    Standard Chartered P.L.C.                               12,061  261,208
    Standard Life P.L.C.                                    23,988  155,082
*   SuperGroup P.L.C.                                          668   15,016
    Synthomer P.L.C.                                         9,204   41,028
    TalkTalk Telecom Group P.L.C.                            8,160   39,546
    Tate & Lyle P.L.C.                                       6,232   73,878
    Taylor Wimpey P.L.C.                                    80,611  143,362
    Telecity Group P.L.C.                                    2,044   24,790
    Tesco P.L.C.                                            77,518  384,018
*   Thomas Cook Group P.L.C.                                24,336   71,940
    Topps Tiles P.L.C.                                       4,341    9,445
    Travis Perkins P.L.C.                                    6,328  182,691
*   Trinity Mirror P.L.C.                                    7,656   22,437
    TT electronics P.L.C.                                    3,593   12,704
    TUI Travel P.L.C.                                        7,598   54,958
    Tullett Prebon P.L.C.                                    4,980   26,768
    Tullow Oil P.L.C.                                        2,740   40,758
    UBM P.L.C.                                                 921   10,245
    Ultra Electronics Holdings P.L.C.                        1,481   42,467
    Unilever P.L.C. Sponsored ADR                            1,800   80,532
    Unite Group P.L.C. (The)                                   361    2,578
    United Utilities Group P.L.C.                            8,388  112,827
    Vedanta Resources P.L.C.                                 2,812   45,029
    Vesuvius P.L.C.                                          6,354   44,818
    Vodafone Group P.L.C.                                   16,629   63,135
    Vodafone Group P.L.C. Sponsored ADR                     15,694  595,758
    Weir Group P.L.C. (The)                                    945   42,985
    WH Smith P.L.C.                                          2,310   42,840
    Whitbread P.L.C.                                         1,943  134,020
    WM Morrison Supermarkets P.L.C.                         46,223  156,912
    Wolseley P.L.C.                                          1,318   76,374
    Wolseley P.L.C. ADR                                      2,684   15,672
#   WPP P.L.C. Sponsored ADR                                 2,100  226,653
    WS Atkins P.L.C.                                         1,777   38,540

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
UNITED KINGDOM -- (Continued)
      Xchanging P.L.C.                                       9,112 $     24,510
                                                                   ------------
TOTAL UNITED KINGDOM                                                 23,098,419
                                                                   ------------
UNITED STATES -- (0.0%)
*     Chaparral Gold Corp.                                     500          292
*     Kofax, Ltd.                                            1,336       10,036
                                                                   ------------
TOTAL UNITED STATES                                                      10,328
                                                                   ------------
TOTAL COMMON STOCKS                                                 116,714,984
                                                                   ------------
PREFERRED STOCKS -- (0.0%)

UNITED KINGDOM -- (0.0%)
      McBride P.L.C.                                        87,788          148
      Rolls-Royce Holdings P.L.C.                          307,128          519
                                                                   ------------
TOTAL UNITED KINGDOM                                                        667
                                                                   ------------
TOTAL PREFERRED STOCKS                                                      667
                                                                   ------------
RIGHTS/WARRANTS -- (0.0%)

AUSTRALIA -- (0.0%)
#*    Aquarius Platinum, Ltd. Rights 05/14/14               21,624        2,310
*     Bank of Queensland, Ltd. Rights 05/09/14                 920           --
                                                                   ------------
TOTAL AUSTRALIA                                                           2,310
                                                                   ------------
FRANCE -- (0.0%)
*     Peugeot SA Warrants 04/29/17                           5,792       11,081
                                                                   ------------
HONG KONG -- (0.0%)
*     Sun Hung Kai Properties 04/22/16                       1,083          741
                                                                   ------------
ISRAEL -- (0.0%)
*     Africa Israel Investments, Ltd. Rights 05/01/14           43           37
                                                                   ------------
PORTUGAL -- (0.0%)
*     Mota-Engil SGPS SA Rights 12/31/49                     2,737        2,160
                                                                   ------------
SPAIN -- (0.0%)
*     Banco Santander SA                                    27,792        5,880
                                                                   ------------
UNITED KINGDOM -- (0.0%)
*     Babcock International Group P.L.C. Rights 05/06/14     1,871       12,634
                                                                   ------------
TOTAL RIGHTS/WARRANTS                                                    34,843
                                                                   ------------

                                                          SHARES/
                                                           FACE
                                                          AMOUNT
                                                           (000)     VALUE+
                                                         --------- ------------
SECURITIES LENDING COLLATERAL -- (11.4%)
(S)@  DFA Short Term Investment Fund                     1,293,622   14,967,209
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $127,583,520)                  $131,717,703
                                                                   ============

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ---------------------------------------------
                                   LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                 ----------- ------------ ------- ------------
  Common Stocks
     Australia                   $   487,882 $  6,816,754   --    $  7,304,636
     Austria                           8,832      733,690   --         742,522
     Belgium                          82,192    1,283,103   --       1,365,295
     Canada                       11,017,212        4,606   --      11,021,818
     China                                --          881   --             881
     Denmark                              --    1,356,844   --       1,356,844
     Finland                         284,173    1,978,077   --       2,262,250
     France                        1,066,142    8,891,736   --       9,957,878
     Germany                         651,607    6,778,198   --       7,429,805
     Greece                               --           --   --              --
     Hong Kong                            --    3,130,595   --       3,130,595
     Ireland                         130,562      540,498   --         671,060
     Israel                           37,282      510,580   --         547,862
     Italy                           362,330    3,077,548   --       3,439,878
     Japan                         1,115,210   21,412,363   --      22,527,573
     Netherlands                     465,509    2,587,446   --       3,052,955
     New Zealand                          --      360,607   --         360,607
     Norway                          116,741    1,332,173   --       1,448,914
     Portugal                         12,238      433,104   --         445,342
     Singapore                            --    1,812,152   --       1,812,152
     Spain                           752,981    2,658,883   --       3,411,864
     Sweden                          229,471    3,591,890   --       3,821,361
     Switzerland                     584,442    6,909,703   --       7,494,145
     United Kingdom                8,515,564   14,582,855   --      23,098,419
     United States                       292       10,036   --          10,328
  Preferred Stocks
     United Kingdom                       --          667   --             667
  Rights/Warrants
     Australia                            --        2,310   --           2,310
     France                               --       11,081   --          11,081
     Hong Kong                            --          741   --             741
     Israel                               --           37   --              37
     Portugal                             --        2,160   --           2,160
     Spain                                --        5,880   --           5,880
     United Kingdom                       --       12,634   --          12,634
  Securities Lending Collateral           --   14,967,209   --      14,967,209
                                 ----------- ------------   --    ------------
  TOTAL                          $25,920,662 $105,797,041   --    $131,717,703
                                 =========== ============   ==    ============

                       VA U.S. TARGETED VALUE PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                                SHARES  VALUE+
                                                                ------ --------
COMMON STOCKS -- (82.0%)

Consumer Discretionary -- (10.1%)
*   1-800-Flowers.com, Inc. Class A                              6,817 $ 37,153
    Aaron's, Inc.                                                7,861  231,664
    AH Belo Corp. Class A                                        5,125   58,989
#*  ALCO Stores, Inc.                                            1,100   11,099
*   Ambassadors Group, Inc.                                        113      479
#*  America's Car-Mart, Inc.                                       312   11,276
    Ark Restaurants Corp.                                          411    8,726
*   Ascena Retail Group, Inc.                                    1,315   22,618
#*  Ascent Capital Group, Inc. Class A                           1,823  125,368
*   Ballantyne Strong, Inc.                                      3,604   16,290
#*  Barnes & Noble, Inc.                                        12,543  205,705
    Bassett Furniture Industries, Inc.                           2,400   33,096
#   Beasley Broadcasting Group, Inc. Class A                     1,850   14,245
*   Beazer Homes USA, Inc.                                         246    4,664
#   bebe stores, Inc.                                           16,300   82,315
#   Big 5 Sporting Goods Corp.                                     547    6,679
*   Biglari Holdings, Inc.                                         372  159,595
    Bob Evans Farms, Inc.                                        6,934  324,997
#*  Books-A-Million, Inc.                                        2,707    6,389
#   Bowl America, Inc. Class A                                     120    1,767
#*  Boyd Gaming Corp.                                           10,794  127,585
#*  Bridgepoint Education, Inc.                                    166    2,631
    Brown Shoe Co., Inc.                                        10,800  254,772
*   Build-A-Bear Workshop, Inc.                                  4,475   50,209
#*  Cabela's, Inc.                                                 536   35,167
#*  Cache, Inc.                                                  4,063   10,808
#*  Caesars Entertainment Corp.                                    570   10,528
#   Callaway Golf Co.                                            8,120   70,725
#*  Cambium Learning Group, Inc.                                 2,293    5,136
*   Canterbury Park Holding Corp.                                  332    3,735
*   Career Education Corp.                                      18,900  136,458
#   Carriage Services, Inc.                                      4,499   72,389
*   Carrols Restaurant Group, Inc.                               5,482   36,784
*   Cavco Industries, Inc.                                       1,469  114,509
#*  Central European Media Enterprises, Ltd. Class A            13,696   37,527
#*  Charles & Colvard, Ltd.                                        863    1,873
    Chico's FAS, Inc.                                            9,946  157,942
#   Children's Place Retail Stores, Inc. (The)                     900   43,200
*   Christopher & Banks Corp.                                      350    2,184
    Churchill Downs, Inc.                                        3,200  281,056
    Cinemark Holdings, Inc.                                        942   27,902
*   Citi Trends, Inc.                                            3,458   58,751
*   Coast Distribution System, Inc. (The)                          800    2,560
*   Cobra Electronics Corp.                                      1,000    3,300
    Columbia Sportswear Co.                                        121   10,404
#*  Conn's, Inc.                                                   100    4,423
    Core-Mark Holding Co., Inc.                                  3,111  250,560
#*  Corinthian Colleges, Inc.                                   20,453   23,521
*   Crocs, Inc.                                                  5,263   79,629
    CSS Industries, Inc.                                         2,542   60,932
    CTC Media, Inc.                                                908    7,872

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                SHARES  VALUE+
                                                                ------ --------
Consumer Discretionary -- (Continued)
       Culp, Inc.                                                  907 $ 16,371
*      Cumulus Media, Inc. Class A                              27,627  177,089
#      Darden Restaurants, Inc.                                  6,546  325,402
#*     dELiA*s, Inc.                                             4,300    3,633
*      Delta Apparel, Inc.                                       1,640   24,977
#*     Destination XL Group, Inc.                                6,300   34,020
#      DeVry Education Group, Inc.                              14,803  666,579
       Dillard's, Inc. Class A                                   7,314  716,260
       DineEquity, Inc.                                          1,621  122,888
*      Dixie Group, Inc. (The)                                   3,300   49,731
*      Dover Downs Gaming & Entertainment, Inc.                    937    1,359
       Dover Motorsports, Inc.                                   3,360    7,862
#*     Education Management Corp.                                  848    3,367
*      Emerson Radio Corp.                                       2,934    5,956
#*     Entercom Communications Corp. Class A                     2,272   24,538
*      Entertainment Gaming Asia, Inc.                             800      681
#      Escalade, Inc.                                              794   11,688
#*     EW Scripps Co. Class A                                    9,017  154,461
(o)#*  FAB Universal Corp.                                       1,050    2,418
#*     Federal-Mogul Holdings Corp.                             11,873  204,453
       Finish Line, Inc. (The) Class A                           2,811   77,387
       Flexsteel Industries, Inc.                                  745   25,568
       Foot Locker, Inc.                                         5,621  261,545
       Fred's, Inc. Class A                                      8,542  155,635
       Frisch's Restaurants, Inc.                                  439   10,396
#*     Fuel Systems Solutions, Inc.                              5,203   54,527
*      Full House Resorts, Inc.                                  1,609    3,210
#*     G-III Apparel Group, Ltd.                                 2,120  152,152
*      Gaiam, Inc. Class A                                       1,255    9,262
#      GameStop Corp. Class A                                   13,945  553,338
*      Gaming Partners International Corp.                         300    2,535
       Gannett Co., Inc.                                        15,332  416,570
#*     Genesco, Inc.                                             2,288  174,735
       Graham Holdings Co. Class B                                 910  610,819
#*     Gray Television, Inc.                                    16,055  180,619
*      Gray Television, Inc. Class A                               700    6,478
#      Group 1 Automotive, Inc.                                  4,731  341,247
#      Harte-Hanks, Inc.                                         8,095   65,084
*      Hastings Entertainment, Inc.                              3,200    9,440
       Haverty Furniture Cos., Inc.                              5,157  131,710
*      Helen of Troy, Ltd.                                       7,600  476,520
*      Here Media, Inc.                                            340       --
*      Here Media, Inc. Special Shares                             340       --
#*     hhgregg, Inc.                                             1,188   10,241
*      Hollywood Media Corp.                                     1,384    1,730
#      Hooker Furniture Corp.                                    2,723   37,714
#*     Iconix Brand Group, Inc.                                 10,945  465,162
       International Speedway Corp. Class A                      5,584  175,561
*      Isle of Capri Casinos, Inc.                               5,803   39,460
#      JAKKS Pacific, Inc.                                         539    4,722
       John Wiley & Sons, Inc. Class A                             404   23,214
       Johnson Outdoors, Inc. Class A                            2,148   44,958

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                                SHARES  VALUE+
                                                                ------ --------
Consumer Discretionary -- (Continued)
*   Journal Communications, Inc. Class A                        10,623 $ 85,196
*   Kirkland's, Inc.                                               108    1,848
    La-Z-Boy, Inc.                                               1,226   29,706
#*  Lakeland Industries, Inc.                                    2,120   15,052
*   Lazare Kaplan International, Inc.                            1,563    3,087
    Lear Corp.                                                   5,247  435,816
    Lennar Corp. Class B                                         1,698   55,219
*   Liberty Ventures Series A                                    3,806  220,900
    Lifetime Brands, Inc.                                        3,674   70,173
    Lithia Motors, Inc. Class A                                    341   25,329
*   Live Nation Entertainment, Inc.                             18,518  386,656
#*  Luby's, Inc.                                                 7,944   43,056
*   M/I Homes, Inc.                                              2,943   65,541
    Marcus Corp. (The)                                           4,702   78,664
*   MarineMax, Inc.                                              7,157  114,941
*   Marriott Vacations Worldwide Corp.                           6,176  336,468
#   Matthews International Corp. Class A                            32    1,291
*   McClatchy Co. (The) Class A                                  4,850   26,578
#   MDC Holdings, Inc.                                           5,405  149,178
#*  Media General, Inc. Class A                                  5,800   88,856
    Men's Wearhouse, Inc. (The)                                 12,021  569,555
    Meredith Corp.                                               6,754  297,649
*   Meritage Homes Corp.                                         3,241  125,038
*   Modine Manufacturing Co.                                    13,495  222,398
*   Monarch Casino & Resort, Inc.                                2,145   34,406
*   Motorcar Parts of America, Inc.                              1,030   28,263
    Movado Group, Inc.                                           4,151  163,051
*   MTR Gaming Group, Inc.                                       5,500   27,830
*   Murphy USA, Inc.                                             2,346   99,705
    NACCO Industries, Inc. Class A                               1,777   95,229
#*  Office Depot, Inc.                                          20,531   83,972
*   Orient-Express Hotels, Ltd. Class A                         19,121  250,485
    Penske Automotive Group, Inc.                                5,143  235,858
#*  Pep Boys-Manny, Moe & Jack (The)                            13,680  139,810
#*  Perfumania Holdings, Inc.                                    1,390    9,216
*   Perry Ellis International, Inc.                              3,987   60,204
#*  Pinnacle Entertainment, Inc.                                 2,795   65,040
    PulteGroup, Inc.                                             5,475  100,685
#*  Quiksilver, Inc.                                            14,008   89,931
*   Radio One, Inc. Class D                                      3,383   15,291
#*  RadioShack Corp.                                             3,671    5,250
#*  Reading International, Inc. Class A                          1,086    7,689
*   Red Lion Hotels Corp.                                        4,230   24,322
#   Regis Corp.                                                 13,290  174,631
#   Rent-A-Center, Inc.                                         10,115  295,459
    RG Barry Corp.                                                 958   17,512
#*  Rick's Cabaret International, Inc.                           2,700   27,270
    Rocky Brands, Inc.                                           1,900   27,816
#*  Ruby Tuesday, Inc.                                          17,122  132,011
#   Ryland Group, Inc. (The)                                     4,168  160,009
    Saga Communications, Inc. Class A                            2,276  100,827
    Salem Communications Corp. Class A                           4,900   43,169

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             SHARES   VALUE+
                                                             ------ -----------
Consumer Discretionary -- (Continued)
#   Scholastic Corp.                                          6,726 $   221,353
    Service Corp. International                               3,887      72,959
#*  Shiloh Industries, Inc.                                   5,891     116,288
    Shoe Carnival, Inc.                                       5,209     118,974
    Signet Jewelers, Ltd.                                     1,789     181,261
*   Sizmek, Inc.                                              7,844      75,145
*   Skechers U.S.A., Inc. Class A                             9,134     374,403
*   Skullcandy, Inc.                                          6,409      49,349
*   Skyline Corp.                                             1,691       8,624
#   Sonic Automotive, Inc. Class A                            5,187     126,252
#*  Spanish Broadcasting System, Inc. Class A                    78         495
    Spartan Motors, Inc.                                      7,754      41,174
#   Speedway Motorsports, Inc.                               10,592     192,668
*   Sport Chalet, Inc. Class A                                4,484       5,067
*   Sport Chalet, Inc. Class B                                  150         190
#   Stage Stores, Inc.                                        6,632     127,202
    Standard Motor Products, Inc.                             5,844     222,014
*   Stanley Furniture Co., Inc.                               3,305       9,651
    Stein Mart, Inc.                                          4,258      53,225
*   Stoneridge, Inc.                                          7,811      83,500
#   Superior Industries International, Inc.                   5,967     126,142
#   Superior Uniform Group, Inc.                              2,295      37,317
#*  Systemax, Inc.                                            2,377      41,098
*   Toll Brothers, Inc.                                       3,252     111,348
    Trans World Entertainment Corp.                           8,600      28,122
#*  Tuesday Morning Corp.                                     1,300      18,174
*   Unifi, Inc.                                               4,872     107,866
*   Universal Electronics, Inc.                               1,453      54,270
*   Visteon Corp.                                               392      34,030
#*  Vitamin Shoppe, Inc.                                        726      34,761
#*  VOXX International Corp.                                  4,853      57,023
*   Wells-Gardner Electronics Corp.                           1,121       1,917
#   Wendy's Co. (The)                                        87,792     729,551
*   West Marine, Inc.                                         6,279      67,185
#*  Wet Seal, Inc. (The) Class A                                910       1,028
    Weyco Group, Inc.                                           493      12,369
#*  Zale Corp.                                                4,817     103,036
                                                                    -----------
Total Consumer Discretionary                                         20,031,625
                                                                    -----------
Consumer Staples -- (2.6%)
#   Alico, Inc.                                                 767      26,784
*   Alliance One International, Inc.                         17,363      44,623
    Andersons, Inc. (The)                                     6,189     385,513
#*  Boulder Brands, Inc.                                     10,495     154,906
#   Cal-Maine Foods, Inc.                                     2,400     143,112
#   Casey's General Stores, Inc.                              2,430     166,844
    CCA Industries, Inc.                                        400       1,212
*   Central Garden and Pet Co.                                2,954      24,016
*   Central Garden and Pet Co. Class A                        9,618      79,541
*   Chiquita Brands International, Inc.                      10,547     121,079
*   Constellation Brands, Inc. Class A                        2,229     177,963
*   Craft Brew Alliance, Inc.                                 3,112      46,587

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              SHARES   VALUE+
                                                              ------ ----------
Consumer Staples -- (Continued)
#   Dean Foods Co.                                             7,569 $  119,893
    Energizer Holdings, Inc.                                   1,180    131,794
*   Farmer Bros. Co.                                           4,300     84,753
#   Fresh Del Monte Produce, Inc.                             13,128    379,268
    Golden Enterprises, Inc.                                     678      2,983
#   Griffin Land & Nurseries, Inc.                               390     11,388
    Ingles Markets, Inc. Class A                               3,539     81,362
    Ingredion, Inc.                                            2,636    185,706
    Inter Parfums, Inc.                                        1,206     44,127
#   John B. Sanfilippo & Son, Inc.                             1,796     41,398
*   Mannatech, Inc.                                              682     11,096
#   MGP Ingredients, Inc.                                      4,280     24,995
*   Nutraceutical International Corp.                          2,600     64,792
    Oil-Dri Corp. of America                                     882     29,556
*   Omega Protein Corp.                                        5,772     65,570
#   Orchids Paper Products Co.                                   795     21,362
*   Pantry, Inc. (The)                                         7,260    109,190
#*  Post Holdings, Inc.                                        7,545    394,302
#   Sanderson Farms, Inc.                                      1,861    153,104
#*  Seaboard Corp.                                               196    477,848
#*  Seneca Foods Corp. Class A                                 1,129     32,064
#   Snyder's-Lance, Inc.                                       3,100     82,336
    Spartan Stores, Inc.                                       8,866    190,974
    Spectrum Brands Holdings, Inc.                             2,026    155,657
#*  Susser Holdings Corp.                                      2,447    189,349
*   TreeHouse Foods, Inc.                                      4,163    311,559
#   Universal Corp.                                            3,612    197,107
#   Village Super Market, Inc. Class A                           726     17,562
#   Weis Markets, Inc.                                         6,017    277,323
                                                                     ----------
Total Consumer Staples                                                5,260,598
                                                                     ----------
Energy -- (9.8%)
    Adams Resources & Energy, Inc.                               489     35,237
    Alon USA Energy, Inc.                                      6,477    105,510
#*  Alpha Natural Resources, Inc.                             24,338    104,653
#   Arch Coal, Inc.                                            4,886     22,378
*   Atwood Oceanics, Inc.                                      6,568    325,510
*   Barnwell Industries, Inc.                                    480      1,476
*   Basic Energy Services, Inc.                                9,941    262,641
#*  Bill Barrett Corp.                                         4,418    104,618
    Bolt Technology Corp.                                      1,400     23,632
*   Bonanza Creek Energy, Inc.                                   164      7,974
#*  BPZ Resources, Inc.                                       16,646     44,944
    Bristow Group, Inc.                                        5,612    431,002
*   C&J Energy Services, Inc.                                    349     10,491
#*  Cal Dive International, Inc.                              15,652     23,165
*   Callon Petroleum Co.                                      13,558    124,462
*   Carrizo Oil & Gas, Inc.                                      649     35,708
#*  Clayton Williams Energy, Inc.                                624     90,155
*   Cloud Peak Energy, Inc.                                    8,161    160,690
#   Comstock Resources, Inc.                                  11,486    319,311
*   Contango Oil & Gas Co.                                     1,493     71,724

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                              SHARES   VALUE+
                                                              ------ ----------
Energy -- (Continued)
#   Dawson Geophysical Co.                                     2,215 $   62,596
    Delek US Holdings, Inc.                                   14,271    456,529
#   Denbury Resources, Inc.                                   38,940    654,971
    DHT Holdings, Inc.                                           775      6,053
#*  Endeavour International Corp.                             10,559     36,323
#   Energy XXI Bermuda, Ltd.                                  11,876    284,193
*   ENGlobal Corp.                                             2,200      4,708
*   EPL Oil & Gas, Inc.                                        6,069    237,541
*   Era Group, Inc.                                            4,052    115,685
*   Escalera Resources Co.                                     1,300      3,549
    Exterran Holdings, Inc.                                   15,632    672,489
*   Forum Energy Technologies, Inc.                              838     25,023
#   Green Plains Renewable Energy, Inc.                        8,643    258,426
    Gulf Island Fabrication, Inc.                              2,703     54,222
    Gulfmark Offshore, Inc. Class A                            5,554    249,985
#*  Harvest Natural Resources, Inc.                            7,276     32,815
#*  Helix Energy Solutions Group, Inc.                        15,510    372,860
#*  Hercules Offshore, Inc.                                   20,035     89,556
#*  Hornbeck Offshore Services, Inc.                           6,159    255,167
*   Key Energy Services, Inc.                                 34,852    349,914
    Knightsbridge Tankers, Ltd.                                8,200     97,990
*   Kodiak Oil & Gas Corp.                                     2,174     27,632
#*  Lucas Energy, Inc.                                         3,400      2,132
#*  Magnum Hunter Resources Corp.                             10,110     85,935
#*  Matador Resources Co.                                      1,648     47,331
*   Matrix Service Co.                                         3,683    114,062
#*  McDermott International, Inc.                              1,307      9,450
*   Mexco Energy Corp.                                           100        725
#*  Miller Energy Resources, Inc.                              2,236     10,777
*   Mitcham Industries, Inc.                                   1,387     19,141
    Nabors Industries, Ltd.                                   43,157  1,101,367
*   Natural Gas Services Group, Inc.                           2,866     87,958
*   Newfield Exploration Co.                                  14,215    481,178
#*  Newpark Resources, Inc.                                   19,591    235,876
#   Nordic American Tankers, Ltd.                                841      7,258
#*  Northern Oil and Gas, Inc.                                 6,036     93,135
*   Oil States International, Inc.                               775     75,283
#*  Overseas Shipholding Group, Inc.                           2,316     13,201
*   Pacific Drilling SA                                        1,847     18,304
*   Parker Drilling Co.                                       30,804    204,230
    Patterson-UTI Energy, Inc.                                21,500    699,395
*   PDC Energy, Inc.                                           6,007    382,466
    Peabody Energy Corp.                                       2,205     41,917
*   Penn Virginia Corp.                                       21,837    363,368
*   PHI, Inc. Non-Voting                                       3,000    134,400
*   Pioneer Energy Services Corp.                             14,053    210,373
    QEP Resources, Inc.                                       16,286    499,817
*   Renewable Energy Group, Inc.                              11,223    132,095
*   REX American Resources Corp.                               2,075    135,622
*   Rex Energy Corp.                                           8,678    182,759
#*  Rosetta Resources, Inc.                                    1,668     78,963
*   Rowan Cos. P.L.C. Class A                                 18,242    564,043

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Energy -- (Continued)
#*  SandRidge Energy, Inc.                                  34,689 $   237,966
    Scorpio Tankers, Inc.                                      367       3,307
*   SEACOR Holdings, Inc.                                    4,516     376,589
    Ship Finance International, Ltd.                         6,844     120,660
    SM Energy Co.                                            2,112     156,563
*   Steel Excel, Inc.                                        3,594     116,446
*   Stone Energy Corp.                                      11,822     579,869
    Superior Energy Services, Inc.                          21,870     719,960
#*  Swift Energy Co.                                         8,400     103,572
#*  Synthesis Energy Systems, Inc.                           6,200      10,726
#   Teekay Corp.                                             6,873     385,644
*   Tesco Corp.                                             11,009     220,180
    Tesoro Corp.                                            10,151     571,400
*   TETRA Technologies, Inc.                                16,858     210,725
    Tidewater, Inc.                                          7,300     371,789
#*  Triangle Petroleum Corp.                                 6,236      59,990
*   Unit Corp.                                               8,595     566,840
#*  Vaalco Energy, Inc.                                      7,136      65,794
#   W&T Offshore, Inc.                                       6,873     131,962
*   Warren Resources, Inc.                                   2,458      12,462
#   Western Refining, Inc.                                  11,599     504,556
*   Whiting Petroleum Corp.                                  6,926     510,585
*   Willbros Group, Inc.                                    13,791     153,218
*   WPX Energy, Inc.                                        23,225     494,228
                                                                   -----------
Total Energy                                                        19,371,100
                                                                   -----------
Financials -- (19.5%)
    1st Source Corp.                                         6,821     201,151
#   1st United Bancorp, Inc.                                 4,000      29,280
#   Access National Corp.                                      535       7,891
*   Alleghany Corp.                                             27      11,015
    Allied World Assurance Co. Holdings AG                   3,850     414,606
#*  Ambac Financial Group, Inc.                              1,200      36,216
*   American Capital, Ltd.                                  32,505     487,250
#   American Equity Investment Life Holding Co.              8,844     206,242
    American Financial Group, Inc.                          13,215     772,152
#   American National Bankshares, Inc.                         702      14,960
    American National Insurance Co.                          2,880     323,741
*   Ameris Bancorp                                           4,419      93,992
    AMERISAFE, Inc.                                          3,543     151,109
    AmeriServ Financial, Inc.                                6,300      21,924
*   Arch Capital Group, Ltd.                                 1,408      80,707
    Argo Group International Holdings, Ltd.                  5,290     234,982
    Arrow Financial Corp.                                      714      17,871
    Aspen Insurance Holdings, Ltd.                           9,731     445,485
#   Associated Banc-Corp                                    24,661     432,801
    Assurant, Inc.                                          11,316     762,812
    Assured Guaranty, Ltd.                                   4,775     114,170
*   Asta Funding, Inc.                                       1,714      14,003
    Astoria Financial Corp.                                 23,083     306,081
#*  Atlanticus Holdings Corp.                                2,898       7,042
    Auburn National Bancorp., Inc.                              44       1,048

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Financials -- (Continued)
#*  AV Homes, Inc.                                           1,654 $ 28,333
    Axis Capital Holdings, Ltd.                             13,382  612,226
    Baldwin & Lyons, Inc. Class B                            3,050   79,330
    Banc of California, Inc.                                 1,000   12,570
#   Bancfirst Corp.                                          1,600   93,136
*   Bancorp, Inc.                                            3,204   50,687
#   BancorpSouth, Inc.                                       6,014  140,487
    Bank Mutual Corp.                                        7,255   43,675
    Bank of Commerce Holdings                                1,233    7,830
    Bank of Kentucky Financial Corp.                           168    5,798
#   BankFinancial Corp.                                      5,991   58,951
    Banner Corp.                                             4,189  165,633
#   Bar Harbor Bankshares                                      320   12,026
    BBCN Bancorp, Inc.                                       5,526   85,156
#*  BBX Capital Corp. Class A                                2,035   38,116
#   BCB Bancorp, Inc.                                          194    2,580
*   Beneficial Mutual Bancorp, Inc.                          8,224  107,241
    Berkshire Hills Bancorp, Inc.                            6,204  145,360
*   BofI Holding, Inc.                                       1,782  143,647
    Boston Private Financial Holdings, Inc.                 13,091  163,768
    Brookline Bancorp, Inc.                                 19,020  172,702
    Bryn Mawr Bank Corp.                                       634   17,296
    C&F Financial Corp.                                        179    5,594
    Calamos Asset Management, Inc. Class A                   3,248   39,561
#   California First National Bancorp                        1,000   14,830
#   Camden National Corp.                                      573   21,871
    Cape Bancorp, Inc.                                         439    4,675
#   Capital City Bank Group, Inc.                            1,869   25,979
    Capital Southwest Corp.                                  1,200   42,120
#   Capitol Federal Financial, Inc.                         15,220  183,249
    Cardinal Financial Corp.                                 8,121  136,433
    Cathay General Bancorp                                   9,920  234,112
    Center Bancorp, Inc.                                       601   11,125
    Centerstate Banks, Inc.                                  2,568   28,171
    Central Pacific Financial Corp.                            777   14,584
#   Century Bancorp, Inc. Class A                              134    4,489
    Chemical Financial Corp.                                 5,945  166,876
    Citizens Community Bancorp, Inc.                         2,054   16,494
    Citizens Holding Co.                                       171    3,210
#   City Holding Co.                                           711   30,566
    Clifton Bancorp, Inc.                                      816    9,457
    CNB Financial Corp.                                        439    7,252
    CNO Financial Group, Inc.                               32,460  559,935
    CoBiz Financial, Inc.                                    4,891   49,106
    Columbia Banking System, Inc.                            5,478  135,964
#   Community Bank System, Inc.                              6,629  246,533
#   Community Trust Bancorp, Inc.                            3,145  115,956
#   Consolidated-Tomoka Land Co.                               558   22,058
*   Cowen Group, Inc. Class A                               19,975   82,097
    CVB Financial Corp.                                      5,456   78,894
    Dime Community Bancshares, Inc.                          4,564   74,393
    Donegal Group, Inc. Class A                              6,209   91,645

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Financials -- (Continued)
#   Donegal Group, Inc. Class B                                592 $ 12,775
*   E*TRADE Financial Corp.                                 42,087  944,853
    EMC Insurance Group, Inc.                                4,544  149,907
    Employers Holdings, Inc.                                 1,402   28,531
#*  Encore Capital Group, Inc.                                 300   12,966
    Endurance Specialty Holdings, Ltd.                       9,916  503,931
*   Enstar Group, Ltd.                                       1,095  141,364
#   Enterprise Bancorp, Inc.                                   338    6,172
    Enterprise Financial Services Corp.                      2,589   46,265
#   ESB Financial Corp.                                      1,813   22,880
    ESSA Bancorp, Inc.                                       2,833   29,435
#   EverBank Financial Corp.                                 3,736   69,938
#*  Farmers Capital Bank Corp.                               1,442   30,123
    FBL Financial Group, Inc. Class A                        6,070  271,390
    Federal Agricultural Mortgage Corp. Class C              1,100   39,138
    Federated National Holding Co.                           2,400   46,632
#   Fidelity Southern Corp.                                  1,385   18,296
    Financial Institutions, Inc.                             1,451   33,591
*   First Acceptance Corp.                                   5,500   13,145
#   First American Financial Corp.                           4,094  108,900
    First Bancorp                                            3,069   52,817
    First Bancorp, Inc.                                        842   13,413
#*  First BanCorp.                                           9,765   50,192
    First Busey Corp.                                        9,462   52,041
    First Citizens BancShares, Inc. Class A                    648  145,729
#   First Commonwealth Financial Corp.                      27,101  232,798
    First Community Bancshares, Inc.                         2,358   34,922
    First Connecticut Bancorp, Inc.                            408    6,467
    First Defiance Financial Corp.                           2,422   65,442
#*  First Federal Bancshares of Arkansas, Inc.                 560    4,967
    First Federal of Northern Michigan Bancorp, Inc.           200      994
    First Financial Bancorp                                  1,999   32,364
    First Financial Corp.                                    1,400   44,814
    First Financial Holdings, Inc.                             854   49,079
#   First Financial Northwest, Inc.                          3,232   32,966
    First Horizon National Corp.                             4,326   49,706
    First Interstate Bancsystem, Inc.                        1,111   27,653
#*  First Marblehead Corp. (The)                               786    4,134
    First Merchants Corp.                                   10,208  216,614
    First Midwest Bancorp, Inc.                              6,483  106,127
    First Niagara Financial Group, Inc.                     51,915  463,082
    First South Bancorp, Inc.                                  720    5,782
    Firstbank Corp.                                            105    1,851
    FirstMerit Corp.                                           692   13,418
*   Flagstar Bancorp, Inc.                                   4,983   87,701
    Flushing Financial Corp.                                 4,584   88,104
#   FNB Corp.                                                5,666   70,485
*   Forestar Group, Inc.                                     2,222   37,885
    Fox Chase Bancorp, Inc.                                    289    4,821
#*  Franklin Financial Corp.                                   703   14,032
    Fulton Financial Corp.                                  16,156  196,942
#   Gain Capital Holdings, Inc.                                955    9,646

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Financials -- (Continued)
*   Genworth Financial, Inc. Class A                        66,323 $1,183,866
#   German American Bancorp, Inc.                            2,620     68,225
#   GFI Group, Inc.                                         12,679     47,166
    Glacier Bancorp, Inc.                                    2,185     56,067
*   Global Indemnity P.L.C.                                  1,977     52,984
    Great Southern Bancorp, Inc.                             2,001     57,369
#*  Green Dot Corp. Class A                                  5,815    101,007
*   Greenlight Capital Re, Ltd. Class A                      3,046     96,954
#   Guaranty Bancorp                                         2,411     30,354
#*  Guaranty Federal Bancshares, Inc.                          100      1,264
*   Hallmark Financial Services, Inc.                        3,963     33,289
#   Hampden Bancorp, Inc.                                    1,000     16,250
    Hancock Holding Co.                                      5,047    170,235
    Hanmi Financial Corp.                                    4,991    106,159
    Hanover Insurance Group, Inc. (The)                     10,024    585,903
#*  Harris & Harris Group, Inc.                              6,066     21,777
    HCC Insurance Holdings, Inc.                             6,979    320,615
    Heartland Financial USA, Inc.                            1,331     32,343
    Heritage Commerce Corp.                                  4,200     34,104
#   Heritage Financial Corp.                                   621     10,035
    HF Financial Corp.                                         363      4,973
*   Hilltop Holdings, Inc.                                     496     11,081
#   Hingham Institution for Savings                             94      6,534
*   HMN Financial, Inc.                                        750      8,355
#*  Home Bancorp, Inc.                                         724     14,661
    Home Federal Bancorp, Inc.                               2,400     36,120
    HopFed Bancorp, Inc.                                       683      7,773
    Horace Mann Educators Corp.                              5,408    162,619
#   Horizon Bancorp                                            401      8,016
    Hudson City Bancorp, Inc.                                2,681     26,703
    Hudson Valley Holding Corp.                                460      8,446
#   Iberiabank Corp.                                         5,155    324,249
*   ICG Group, Inc.                                            288      5,869
#*  Imperial Holdings, Inc.                                    147        983
#   Independence Holding Co.                                 6,112     79,823
#   Independent Bank Corp.(453836108)                        2,014     74,760
    Independent Bank Corp.(453838609)                          340      4,427
    Infinity Property & Casualty Corp.                       2,703    173,452
    Interactive Brokers Group, Inc. Class A                  2,962     70,792
    International Bancshares Corp.                          12,488    286,724
#*  Intervest Bancshares Corp. Class A                       1,700     12,869
#*  INTL. FCStone, Inc.                                      1,000     18,920
*   Investment Technology Group, Inc.                        2,856     58,948
#   Investors Title Co.                                        125      8,845
#   Janus Capital Group, Inc.                               21,703    263,257
    JMP Group, Inc.                                          2,603     17,987
*   KCG Holdings, Inc. Class A                               1,392     13,850
#*  Kearny Financial Corp.                                     219      3,193
    Kemper Corp.                                            10,935    430,948
    Kentucky First Federal Bancorp                             120      1,031
#   Lakeland Bancorp, Inc.                                   6,398     66,795
    Lakeland Financial Corp.                                 1,842     67,417

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Financials -- (Continued)
#   Landmark Bancorp, Inc.                                     171 $  3,304
#   Legg Mason, Inc.                                        18,412  863,339
    LNB Bancorp, Inc.                                        2,597   29,554
#   Louisiana Bancorp, Inc.                                    696   13,572
#   Macatawa Bank Corp.                                      2,700   13,149
#   Maiden Holdings, Ltd.                                   14,988  176,858
    MainSource Financial Group, Inc.                         4,441   73,410
    Marlin Business Services Corp.                           2,600   44,642
#   MB Financial, Inc.                                       9,300  249,612
*   MBIA, Inc.                                              44,886  544,018
*   MBT Financial Corp.                                      4,052   19,976
#   MCG Capital Corp.                                       11,371   38,207
#   Meadowbrook Insurance Group, Inc.                       11,385   63,756
#   Medallion Financial Corp.                                4,208   57,229
#   Mercantile Bank Corp.                                    1,115   21,754
    Merchants Bancshares, Inc.                                 591   17,180
*   Meridian Interstate Bancorp, Inc.                        1,033   26,104
#   Meta Financial Group, Inc.                                  85    3,562
*   Metro Bancorp, Inc.                                      2,783   56,829
#*  MGIC Investment Corp.                                    1,733   14,904
    MicroFinancial, Inc.                                     2,400   18,888
#   MidSouth Bancorp, Inc.                                   2,318   38,757
    MidWestOne Financial Group, Inc.                            88    2,167
    Montpelier Re Holdings, Ltd.                             3,614  110,516
    MutualFirst Financial, Inc.                                414    7,783
    NASDAQ OMX Group, Inc. (The)                            24,288  896,227
#   National Interstate Corp.                                  347    9,723
    National Penn Bancshares, Inc.                          18,842  184,086
    National Western Life Insurance Co. Class A                130   30,322
*   Navigators Group, Inc. (The)                             3,481  198,313
    NBT Bancorp, Inc.                                        4,602  104,235
    Nelnet, Inc. Class A                                     4,590  193,973
#   New Hampshire Thrift Bancshares, Inc.                      200    2,950
#   New York Community Bancorp, Inc.                        15,579  240,072
*   NewBridge Bancorp                                        2,400   18,456
#*  NewStar Financial, Inc.                                  5,045   57,614
    Nicholas Financial, Inc.                                   247    3,883
*   North Valley Bancorp                                        40      904
    Northeast Community Bancorp, Inc.                        4,700   34,216
    Northfield Bancorp, Inc.                                 9,784  126,898
    Northrim BanCorp, Inc.                                     474   11,371
    Northwest Bancshares, Inc.                              17,292  229,811
    Norwood Financial Corp.                                     44    1,269
    OceanFirst Financial Corp.                               2,040   33,089
    OFG Bancorp                                             10,765  183,651
    Ohio Valley Banc Corp.                                     197    4,285
    Old Republic International Corp.                        37,481  620,685
    OmniAmerican Bancorp, Inc.                               1,963   48,800
    OneBeacon Insurance Group, Ltd. Class A                  4,000   61,760
#   Oppenheimer Holdings, Inc. Class A                       1,595   40,609
    Oritani Financial Corp.                                    600    8,898
    Pacific Continental Corp.                                1,612   21,246

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             SHARES  VALUE+
                                                             ------ --------
Financials -- (Continued)
*    Pacific Mercantile Bancorp                               2,264 $ 14,829
#*   Pacific Premier Bancorp, Inc.                              800   10,920
     PacWest Bancorp                                          8,942  352,047
     Park National Corp.                                        370   26,832
     Park Sterling Corp.                                      4,531   29,587
     PartnerRe, Ltd.                                          8,404  885,782
*    Patriot National Bancorp, Inc.                             600      774
#    Peapack Gladstone Financial Corp.                        1,044   19,846
#    People's United Financial, Inc.                         38,981  556,649
     Peoples Bancorp, Inc.                                    2,919   76,098
#*   PHH Corp.                                                5,778  137,343
*    PICO Holdings, Inc.                                      3,461   80,468
     Pinnacle Financial Partners, Inc.                        2,584   89,329
*    Piper Jaffray Cos.                                       2,190   96,053
     Platinum Underwriters Holdings, Ltd.                     5,728  359,203
*    Preferred Bank                                           1,052   22,565
     Premier Financial Bancorp, Inc.                            658    9,409
     Primerica, Inc.                                          3,004  137,854
     PrivateBancorp, Inc.                                     5,100  140,607
     ProAssurance Corp.                                       8,238  374,170
     Protective Life Corp.                                   11,192  572,471
     Provident Financial Holdings, Inc.                       2,100   29,547
     Provident Financial Services, Inc.                       9,873  171,593
#*   Prudential Bancorp, Inc.                                    88      951
#    Pulaski Financial Corp.                                  1,241   12,820
#    QC Holdings, Inc.                                          800    1,656
     QCR Holdings, Inc.                                         225    3,890
     Radian Group, Inc.                                       1,858   25,975
     Reinsurance Group of America, Inc.                      10,860  833,071
#    RenaissanceRe Holdings, Ltd.                             1,905  192,805
     Renasant Corp.                                           5,526  150,418
     Republic Bancorp, Inc. Class A                           2,281   54,767
*    Republic First Bancorp, Inc.                               425    1,879
#    Resource America, Inc. Class A                           6,061   51,579
*    Riverview Bancorp, Inc.                                  4,200   14,616
#    RLI Corp.                                                2,270   97,746
#    S&T Bancorp, Inc.                                        4,563  106,135
#*   Safeguard Scientifics, Inc.                              2,322   48,785
     Safety Insurance Group, Inc.                             3,321  178,371
     Sandy Spring Bancorp, Inc.                               4,334  104,233
     Selective Insurance Group, Inc.                          7,600  174,344
#*   Shore Bancshares, Inc.                                     479    4,546
     SI Financial Group, Inc.                                 1,191   14,054
     Sierra Bancorp                                             974   15,204
#    Simmons First National Corp. Class A                     2,031   73,441
     Simplicity Bancorp, Inc.                                   735   12,745
(o)  Southern Community Financial Corp.                       6,200    1,364
#*   Southern First Bancshares, Inc.                            266    3,634
#    Southern Missouri Bancorp, Inc.                            160    5,648
#    Southside Bancshares, Inc.                                 518   14,277
#    Southwest Bancorp, Inc.                                  5,301   88,527
     Southwest Georgia Financial Corp.                           98    1,406

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Financials -- (Continued)
    StanCorp Financial Group, Inc.                           7,052 $430,877
    State Auto Financial Corp.                              10,929  223,607
    Sterling Bancorp                                         6,957   83,206
#   Stewart Information Services Corp.                       5,277  160,948
    Stock Yards Bancorp Inc                                    300    8,844
#*  Stratus Properties, Inc.                                   650   10,790
#*  Suffolk Bancorp                                          2,821   61,865
#*  Sun Bancorp, Inc.                                        8,064   30,643
    Susquehanna Bancshares, Inc.                            43,190  447,448
*   SWS Group, Inc.                                          2,700   20,007
    Symetra Financial Corp.                                 19,802  409,109
    Synovus Financial Corp.                                 23,500   75,435
#*  Taylor Capital Group, Inc.                               3,278   69,789
    TCF Financial Corp.                                     11,787  185,056
    Teche Holding Co.                                           27    1,968
#   Territorial Bancorp, Inc.                                  408    8,348
    TF Financial Corp.                                         187    5,864
    Timberland Bancorp, Inc.                                   400    4,260
    Tompkins Financial Corp.                                   492   23,193
#   Tower Group International, Ltd.                          9,767   24,027
#   TowneBank                                                2,237   34,517
#*  Tree.com, Inc.                                             400   11,632
#   Trico Bancshares                                         2,644   64,117
#   TrustCo Bank Corp.                                      11,652   77,020
#   Trustmark Corp.                                          7,506  171,662
    UMB Financial Corp.                                        831   48,788
    Umpqua Holdings Corp.                                   24,165  401,864
*   Unico American Corp.                                     1,400   18,494
    Union Bankshares Corp.                                   8,400  214,956
    United Bankshares, Inc.                                  2,666   77,980
*   United Community Banks, Inc.                               233    3,763
#*  United Community Financial Corp.                         1,067    3,553
    United Financial Bancorp, Inc.(91030T109)                3,624   63,927
    United Financial Bancorp, Inc.(910304104)                2,777   36,545
    United Fire Group, Inc.                                  5,738  159,631
    Unity Bancorp, Inc.                                        540    4,617
#   Universal Insurance Holdings, Inc.                       5,192   75,959
    Univest Corp. of Pennsylvania                            2,456   48,408
    Validus Holdings, Ltd.                                   8,860  328,440
    ViewPoint Financial Group, Inc.                          1,550   40,408
*   Walker & Dunlop, Inc.                                    2,479   38,871
    Washington Banking Co.                                   1,905   32,766
    Washington Federal, Inc.                                21,207  457,647
#   Washington Trust Bancorp, Inc.                           1,732   59,234
    Waterstone Financial, Inc.                               1,967   20,476
    Webster Financial Corp.                                  9,213  277,680
    WesBanco, Inc.                                           6,027  182,256
#   West Bancorporation, Inc.                                5,550   80,530
*   Western Alliance Bancorp                                   158    3,645
#   Westfield Financial, Inc.                                5,949   40,751
    Wintrust Financial Corp.                                 8,054  360,980
    WR Berkley Corp.                                           657   29,066

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Financials -- (Continued)
*   Wright Investors' Service Holdings, Inc.                 1,000 $     1,740
    WSFS Financial Corp.                                       648      43,818
*   Yadkin Financial Corp.                                   1,126      21,563
    Zions Bancorp.                                          22,916     662,731
#*  ZipRealty, Inc.                                          1,200       3,984
                                                                   -----------
Total Financials                                                    38,734,496
                                                                   -----------
Health Care -- (4.8%)
*   Addus HomeCare Corp.                                       201       4,346
#*  Affymetrix, Inc.                                        17,435     129,542
#*  Albany Molecular Research, Inc.                          7,139     114,652
#*  Alere, Inc.                                             19,422     648,695
*   Allied Healthcare Products, Inc.                         1,700       3,672
*   Almost Family, Inc.                                      2,016      43,284
#*  Alphatec Holdings, Inc.                                  4,114       5,554
#*  Amedisys, Inc.                                          10,397     141,711
*   American Shared Hospital Services                          400       1,116
*   Amsurg Corp.                                             7,140     309,233
    Analogic Corp.                                           1,500     112,620
*   AngioDynamics, Inc.                                      7,576     101,821
*   Anika Therapeutics, Inc.                                 1,025      43,808
*   Arrhythmia Research Technology, Inc.                       291       1,411
#*  Baxano Surgical, Inc.                                    3,545       3,013
#*  BioScrip, Inc.                                           8,822      61,048
*   BioTelemetry, Inc.                                       3,176      25,217
*   Cambrex Corp.                                              844      17,294
*   Capital Senior Living Corp.                              2,324      57,473
#*  Chindex International, Inc.                                128       3,050
*   Community Health Systems, Inc.                          13,817     523,526
    CONMED Corp.                                             6,090     282,150
*   Cross Country Healthcare, Inc.                           9,348      66,277
    CryoLife, Inc.                                           5,333      48,424
#*  Cumberland Pharmaceuticals, Inc.                         3,402      15,139
*   Cutera, Inc.                                             2,803      28,899
*   Cynosure, Inc. Class A                                   1,633      40,074
    Digirad Corp.                                            3,300      10,494
#*  Emergent Biosolutions, Inc.                              6,746     177,825
*   Enzo Biochem, Inc.                                       4,925      20,685
    Enzon Pharmaceuticals, Inc.                              4,494       4,000
*   Exactech, Inc.                                           1,341      29,797
*   ExamWorks Group, Inc.                                      103       3,790
*   Five Star Quality Care, Inc.                            10,700      51,681
#*  Gentiva Health Services, Inc.                            1,754      13,208
*   Greatbatch, Inc.                                         5,343     245,938
*   Hanger, Inc.                                             2,204      76,413
#*  Harvard Apparatus Regenerative Technology, Inc.          1,766      15,276
#*  Harvard Bioscience, Inc.                                 7,065      29,814
*   Health Net, Inc.                                         4,074     139,860
#*  Healthways, Inc.                                         5,311      95,598
    Hill-Rom Holdings, Inc.                                  1,706      63,736
#*  Hologic, Inc.                                            4,867     102,134
#*  Idera Pharmaceuticals, Inc.                                320         909

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                          SHARES   VALUE+
                                                          ------ ----------
Health Care -- (Continued)
*      Impax Laboratories, Inc.                              472 $   12,343
*      Integra LifeSciences Holdings Corp.                    65      2,963
       Invacare Corp.                                      8,389    132,546
#*     Iridex Corp.                                          593      4,940
       Kewaunee Scientific Corp.                             170      2,847
       Kindred Healthcare, Inc.                           12,870    323,037
*      Lannett Co., Inc.                                   4,245    146,580
       LeMaitre Vascular, Inc.                             3,115     25,574
*      LHC Group, Inc.                                     2,425     50,391
*      LifePoint Hospitals, Inc.                          10,900    609,528
*      Magellan Health Services, Inc.                      5,679    327,792
(o)#*  Maxygen, Inc.                                       6,309        189
*      MedAssets, Inc.                                     6,089    139,012
(o)#*  MedCath Corp.                                       5,455     10,910
*      Medical Action Industries, Inc.                     5,500     35,255
*      Medicines Co. (The)                                 3,295     87,647
#*     Merit Medical Systems, Inc.                         4,548     58,533
#*     Misonix, Inc.                                       2,000     12,000
#*     Molina Healthcare, Inc.                             5,838    218,341
#      National Healthcare Corp.                           1,778     97,310
*      Natus Medical, Inc.                                 9,044    224,563
#*     NuVasive, Inc.                                      3,207    108,108
       Omnicare, Inc.                                     15,345    909,498
*      Omnicell, Inc.                                      3,595     95,196
#      Owens & Minor, Inc.                                 5,863    196,645
#*     Pacific Biosciences of California, Inc.             6,481     28,646
*      PDI, Inc.                                           3,900     18,408
*      PharMerica Corp.                                    7,727    210,097
#      Pozen, Inc.                                         2,709     22,647
*      Prestige Brands Holdings, Inc.                     11,035    369,893
*      Providence Service Corp. (The)                      1,272     51,656
#*     Repligen Corp.                                      2,675     42,399
#*     RTI Surgical, Inc.                                 11,548     49,656
#*     Sciclone Pharmaceuticals, Inc.                      7,214     34,483
       Select Medical Holdings Corp.                      14,870    207,585
*      Skilled Healthcare Group, Inc. Class A                298      1,538
       Span-America Medical Systems, Inc.                    363      7,569
       STERIS Corp.                                        1,073     51,558
#*     Sucampo Pharmaceuticals, Inc. Class A                 928      6,412
#*     SunLink Health Systems, Inc.                          887      1,339
*      Symmetry Medical, Inc.                              8,513     70,317
#*     Targacept, Inc.                                     4,500     19,980
       Teleflex, Inc.                                      3,123    318,827
*      Tornier NV                                            882     14,968
*      Triple-S Management Corp. Class B                   4,208     63,036
#      Universal American Corp.                           19,798    141,952
*      VCA Antech, Inc.                                    4,674    143,165
*      Wright Medical Group, Inc.                            509     13,921
                                                                 ----------
Total Health Care                                                 9,636,007
                                                                 ----------
Industrials -- (15.4%)
#      AAR Corp.                                           7,598    196,788

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             SHARES   VALUE+
                                                             ------ ----------
Industrials -- (Continued)
     ABM Industries, Inc.                                    12,768 $  345,885
#*   ACCO Brands Corp.                                        8,840     54,189
#*   Accuride Corp.                                           2,376     13,401
     Aceto Corp.                                              7,911    173,093
     Acme United Corp.                                          100      1,683
*    Acorn Energy, Inc.                                       1,057      2,452
*    Adept Technology, Inc.                                   2,183     26,109
*    AECOM Technology Corp.                                  11,652    377,758
#*   Aegion Corp.                                             8,741    222,808
*    Aerovironment, Inc.                                        463     15,635
     AGCO Corp.                                              13,971    778,185
*    Air Transport Services Group, Inc.                      13,995    109,581
     Aircastle, Ltd.                                          1,000     17,570
     Alamo Group, Inc.                                        2,616    138,962
     Alaska Air Group, Inc.                                   4,976    468,142
     Albany International Corp. Class A                       3,666    131,903
     Alliant Techsystems, Inc.                                1,999    288,296
(o)  Allied Defense Group, Inc.                               2,400        192
     Allied Motion Technologies, Inc.                           400      4,536
     Altra Industrial Motion Corp.                            3,339    114,060
     AMERCO                                                   5,363  1,341,340
#*   Ameresco, Inc. Class A                                   2,474     15,858
#    American Railcar Industries, Inc.                        3,877    269,219
     American Science & Engineering, Inc.                       163     10,954
#*   American Superconductor Corp.                            1,994      2,552
*    AMREP Corp.                                                600      3,270
     Apogee Enterprises, Inc.                                   466     14,805
     Applied Industrial Technologies, Inc.                    1,236     59,229
*    ARC Document Solutions, Inc.                             6,626     42,406
     ArcBest Corp.                                            7,417    292,378
*    Arotech Corp.                                            3,700     12,839
#    Astec Industries, Inc.                                   5,179    206,901
#*   Atlas Air Worldwide Holdings, Inc.                       5,799    202,907
*    Avalon Holdings Corp. Class A                              262      1,174
#*   Avis Budget Group, Inc.                                 21,045  1,106,757
#    AZZ, Inc.                                                  942     40,902
     Baltic Trading, Ltd.                                    10,469     62,709
     Barnes Group, Inc.                                       3,932    151,461
     Barrett Business Services, Inc.                            703     35,438
*    Beacon Roofing Supply, Inc.                              2,772     98,628
     Brady Corp. Class A                                      2,636     67,982
#    Briggs & Stratton Corp.                                  9,608    205,323
#    Brink's Co. (The)                                          607     15,442
*    CAI International, Inc.                                  2,583     56,180
#*   Casella Waste Systems, Inc. Class A                      1,546      7,885
#*   CBIZ, Inc.                                              11,257     96,472
     CDI Corp.                                                5,340     81,809
     Ceco Environmental Corp.                                   722     11,473
     Celadon Group, Inc.                                      3,852     88,635
     CIRCOR International, Inc.                               1,000     81,210
*    Columbus McKinnon Corp.                                  4,617    122,304
     Comfort Systems USA, Inc.                                3,476     52,140

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
    Compx International, Inc.                                  200 $  1,840
    Con-way, Inc.                                              709   30,118
    Courier Corp.                                            1,913   27,796
    Covanta Holding Corp.                                    5,844  107,822
*   Covenant Transportation Group, Inc. Class A              3,300   33,825
#*  CPI Aerostructures, Inc.                                 1,700   22,899
*   CRA International, Inc.                                  1,273   27,713
    Curtiss-Wright Corp.                                    10,861  694,452
    Douglas Dynamics, Inc.                                   3,360   56,683
*   Ducommun, Inc.                                           2,731   66,281
*   Dycom Industries, Inc.                                   5,686  178,540
    Dynamic Materials Corp.                                  1,500   30,300
#*  Eagle Bulk Shipping, Inc.                                4,189   12,232
    Eastern Co. (The)                                          510    8,614
    Ecology and Environment, Inc. Class A                      210    2,014
    Encore Wire Corp.                                        4,620  225,133
#*  Energy Recovery, Inc.                                    2,946   15,054
*   EnerNOC, Inc.                                            1,244   29,358
    EnerSys, Inc.                                            4,364  294,919
#*  Engility Holdings, Inc.                                  3,674  160,333
    Ennis, Inc.                                              5,808   86,888
#*  EnPro Industries, Inc.                                   3,739  266,254
#   ESCO Technologies, Inc.                                  3,497  116,870
    Espey Manufacturing & Electronics Corp.                    172    4,575
*   Esterline Technologies Corp.                             7,459  813,180
    Exelis, Inc.                                             5,540  102,712
*   Federal Signal Corp.                                    14,257  216,421
*   Franklin Covey Co.                                       4,000   81,080
    FreightCar America, Inc.                                 3,408   89,494
#*  FTI Consulting, Inc.                                     8,053  276,218
#*  Fuel Tech, Inc.                                          1,990   12,119
*   Furmanite Corp.                                          3,245   34,008
    G&K Services, Inc. Class A                               5,010  265,229
    GATX Corp.                                              10,799  708,738
#*  Gencor Industries, Inc.                                    600    6,294
    General Cable Corp.                                      2,608   66,817
*   Genesee & Wyoming, Inc. Class A                          2,281  225,842
*   Gibraltar Industries, Inc.                               6,948  118,672
    Global Power Equipment Group, Inc.                         800   14,024
#*  Goldfield Corp. (The)                                    2,600    5,356
*   GP Strategies Corp.                                      4,100  107,748
#*  GrafTech International, Ltd.                            29,852  334,641
    Granite Construction, Inc.                               6,794  253,960
*   Great Lakes Dredge & Dock Corp.                         16,521  142,576
#*  Greenbrier Cos., Inc. (The)                              7,936  416,164
    Griffon Corp.                                           14,026  149,237
*   H&E Equipment Services, Inc.                             3,272  126,136
    Hardinge, Inc.                                           3,769   50,354
#*  Hawaiian Holdings, Inc.                                 14,927  215,695
    Heidrick & Struggles International, Inc.                 3,465   65,315
*   Hill International, Inc.                                 5,419   36,416
#   Houston Wire & Cable Co.                                 4,919   61,291

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
*   Hub Group, Inc. Class A                                  2,997 $133,816
*   Hudson Global, Inc.                                      4,736   16,813
    Hurco Cos., Inc.                                         1,730   46,122
*   Huron Consulting Group, Inc.                             1,421  101,175
    Hyster-Yale Materials Handling, Inc.                     1,660  160,007
*   ICF International, Inc.                                  5,016  195,474
#*  Innovative Solutions & Support, Inc.                       573    3,856
    Insteel Industries, Inc.                                 3,260   67,091
#   International Shipholding Corp.                          1,600   43,104
#   Intersections, Inc.                                      2,527   14,202
#*  JetBlue Airways Corp.                                   57,197  452,142
#   Joy Global, Inc.                                         3,843  232,040
    Kadant, Inc.                                             2,642   91,809
    Kaman Corp.                                                661   27,742
    KBR, Inc.                                                1,200   30,444
    Kelly Services, Inc. Class A                            10,362  218,224
*   Key Technology, Inc.                                       987   12,170
    Kforce, Inc.                                             2,183   50,471
    Kimball International, Inc. Class B                      6,951  116,499
#   Knight Transportation, Inc.                              4,359  103,439
*   Korn/Ferry International                                11,096  322,339
*   Kratos Defense & Security Solutions, Inc.               12,683   91,571
*   Lawson Products, Inc.                                    2,008   33,634
#*  Layne Christensen Co.                                    5,272   91,838
    LB Foster Co. Class A                                    1,738   82,294
#*  LMI Aerospace, Inc.                                      2,100   28,644
    LS Starrett Co. (The) Class A                              489    7,638
    LSI Industries, Inc.                                     5,575   42,426
*   Lydall, Inc.                                             3,900   91,299
    Marten Transport, Ltd.                                   9,879  231,761
#   Matson, Inc.                                             5,382  127,500
#   McGrath RentCorp                                         4,406  139,141
*   Meritor, Inc.                                              198    2,350
#*  Metalico, Inc.                                           6,688   10,300
*   Mfri, Inc.                                               1,500   16,335
    Miller Industries, Inc.                                  2,674   51,795
    Mobile Mini, Inc.                                       11,000  485,980
    Mueller Industries, Inc.                                 1,168   33,802
#   Multi-Color Corp.                                        1,827   63,671
*   MYR Group, Inc.                                          3,754   88,069
#   National Presto Industries, Inc.                           238   17,198
*   Navigant Consulting, Inc.                               14,008  235,334
#   NL Industries, Inc.                                     15,300  153,459
    NN, Inc.                                                 3,495   68,397
*   Northwest Pipe Co.                                       2,813  100,621
#*  Ocean Power Technologies, Inc.                             100      270
*   Orbital Sciences Corp.                                  11,173  328,486
*   Orion Energy Systems, Inc.                               5,713   30,279
*   Orion Marine Group, Inc.                                 3,785   44,398
    Oshkosh Corp.                                            4,795  266,170
    Owens Corning                                           17,148  700,496
*   PAM Transportation Services, Inc.                        3,545   88,235

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Industrials -- (Continued)
*   Park-Ohio Holdings Corp.                                   347 $ 20,261
#*  Patriot Transportation Holding, Inc.                       211    7,360
#*  Pendrell Corp.                                           4,995    8,242
#*  Pike Corp.                                               8,910   85,536
    Powell Industries, Inc.                                  1,718  108,784
*   PowerSecure International, Inc.                            964   21,430
    Preformed Line Products Co.                                707   42,250
    Providence and Worcester Railroad Co.                      200    3,488
    Quad/Graphics, Inc.                                      4,792  103,747
    Quanex Building Products Corp.                          11,219  211,366
*   Quanta Services, Inc.                                   23,786  839,170
*   RCM Technologies, Inc.                                   4,177   28,320
    Regal-Beloit Corp.                                       3,597  268,804
*   Republic Airways Holdings, Inc.                         11,023   91,601
    Resources Connection, Inc.                               8,698  118,380
*   Roadrunner Transportation Systems, Inc.                    861   21,206
#*  Rush Enterprises, Inc. Class A                           6,802  218,344
#*  Rush Enterprises, Inc. Class B                           1,650   46,662
    Ryder System, Inc.                                       9,234  758,850
*   Saia, Inc.                                               5,262  216,637
    Schawk, Inc.                                             3,203   64,060
    SIFCO Industries, Inc.                                     659   21,648
    Simpson Manufacturing Co., Inc.                          1,151   37,741
    SkyWest, Inc.                                           11,060  128,296
*   SL Industries, Inc.                                        502   13,800
#*  SP Plus Corp.                                              703   17,167
*   Sparton Corp.                                            2,441   66,298
*   Spirit Aerosystems Holdings, Inc. Class A               10,873  326,516
#*  Standard Register Co. (The)                                969    7,035
    Standex International Corp.                              2,444  145,100
    Steelcase, Inc. Class A                                  1,814   29,895
#*  Sterling Construction Co., Inc.                          1,634   12,549
*   Supreme Industries, Inc. Class A                         1,383    7,842
    Sypris Solutions, Inc.                                   6,800   20,604
#   TAL International Group, Inc.                            8,064  340,139
#*  Tecumseh Products Co. Class A                            3,200   19,232
*   Tecumseh Products Co. Class B                              100      584
#   Terex Corp.                                             11,903  515,281
*   Tetra Tech, Inc.                                         3,334   95,586
*   Thermon Group Holdings, Inc.                               527   12,553
#   Titan International, Inc.                                  200    3,502
#*  Titan Machinery, Inc.                                    2,923   51,562
#*  TRC Cos., Inc.                                           1,013    6,007
    Trinity Industries, Inc.                                10,389  779,798
    Triumph Group, Inc.                                      5,678  367,991
*   Tutor Perini Corp.                                      11,031  326,518
*   Ultralife Corp.                                            969    3,488
*   Ultrapetrol Bahamas, Ltd.                                  200      566
    UniFirst Corp.                                           3,100  298,344
    United Stationers, Inc.                                  1,362   51,116
    Universal Forest Products, Inc.                          4,248  214,482
    URS Corp.                                               11,000  518,320

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             SHARES   VALUE+
                                                             ------ -----------
Industrials -- (Continued)
#*    USA Truck, Inc.                                         3,004 $    50,047
#     UTi Worldwide, Inc.                                     2,419      23,682
#     Valmont Industries, Inc.                                  171      25,464
*     Versar, Inc.                                              700       2,702
      Viad Corp.                                              5,190     119,629
*     Virco Manufacturing Corp.                               4,400       9,658
*     Volt Information Sciences, Inc.                         2,881      22,990
#     VSE Corp.                                                 471      29,423
      Watts Water Technologies, Inc. Class A                  6,750     359,100
      Werner Enterprises, Inc.                                2,731      69,914
*     Wesco Aircraft Holdings, Inc.                           2,662      53,932
*     Willis Lease Finance Corp.                              2,293      46,227
#*    XPO Logistics, Inc.                                       470      12,756
                                                                    -----------
Total Industrials                                                    30,578,012
                                                                    -----------
Information Technology -- (12.4%)
*     Acxiom Corp.                                            1,408      39,762
#*    ADDvantage Technologies Group, Inc.                     1,399       4,701
*     Advanced Energy Industries, Inc.                       10,467     229,018
*     Aeroflex Holding Corp.                                  4,299      32,887
*     Agilysys, Inc.                                          5,370      67,340
*     Alpha & Omega Semiconductor, Ltd.                       1,389      10,001
#*    Amkor Technology, Inc.                                  2,808      22,324
*     Amtech Systems, Inc.                                    2,300      19,665
#*    ANADIGICS, Inc.                                         4,700       5,875
*     AOL, Inc.                                               7,672     328,438
*     ARRIS Group, Inc.                                      23,100     602,679
*     Arrow Electronics, Inc.                                15,959     905,673
      Astro-Med, Inc.                                         1,475      18,541
#*    Aviat Networks, Inc.                                    8,260      12,473
      Avnet, Inc.                                            19,346     834,393
      AVX Corp.                                              12,955     172,949
#*    Aware, Inc.                                             2,090      11,579
*     Axcelis Technologies, Inc.                             15,008      26,864
*     AXT, Inc.                                               7,116      15,371
*     Bankrate, Inc.                                          5,689      99,671
      Bel Fuse, Inc. Class B                                  2,447      53,247
*     Benchmark Electronics, Inc.                            14,030     325,215
      Black Box Corp.                                         4,026      85,593
#*    Blucora, Inc.                                           9,800     188,650
*     Bogen Communications International                      1,000       1,030
(o)*  Bogen Corp.                                             1,000          --
#*    BroadVision, Inc.                                       1,325      13,144
*     Brocade Communications Systems, Inc.                    2,139      19,914
      Brooks Automation, Inc.                                21,013     214,963
*     Bsquare Corp.                                             300         960
#*    CACI International, Inc. Class A                        4,064     283,058
*     Calix, Inc.                                               555       4,890
*     Cascade Microtech, Inc.                                 3,735      39,890
*     Checkpoint Systems, Inc.                               10,016     127,904
*     CIBER, Inc.                                            17,728      76,585
*     Coherent, Inc.                                          6,367     380,174

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                               SHARES  VALUE+
                                                               ------ --------
Information Technology -- (Continued)
#      Cohu, Inc.                                               5,574 $ 57,412
(o)#*  Commerce One, LLC                                        4,310       --
       Communications Systems, Inc.                             2,300   27,807
       Compuware Corp.                                          3,000   31,080
#      Comtech Telecommunications Corp.                         3,556  112,903
#      Convergys Corp.                                         15,672  337,575
*      CoreLogic, Inc.                                          8,461  237,162
#*     Cray, Inc.                                                 235    6,747
       CSG Systems International, Inc.                          2,515   66,295
       CSP, Inc.                                                   66      500
       CTS Corp.                                                7,318  130,187
*      CyberOptics Corp.                                        1,991   14,972
       Daktronics, Inc.                                         1,473   19,178
*      Dealertrack Technologies, Inc.                             213    9,732
*      Digi International, Inc.                                 5,952   52,735
*      Digital River, Inc.                                     11,477  175,483
*      Diodes, Inc.                                             6,961  183,562
*      DSP Group, Inc.                                          5,313   42,291
       DST Systems, Inc.                                          612   56,420
       EarthLink Holdings Corp.                                19,938   67,989
*      EchoStar Corp. Class A                                   5,300  238,288
*      Edgewater Technology, Inc.                               3,967   28,086
#      Electro Rent Corp.                                       7,110  114,826
       Electro Scientific Industries, Inc.                      6,690   56,731
*      Electronics for Imaging, Inc.                            9,550  360,894
*      Emcore Corp.                                             3,590   17,340
*      Emulex Corp.                                            25,374  181,424
*      Entegris, Inc.                                           6,934   76,898
#*     Entropic Communications, Inc.                           17,686   65,261
       EPIQ Systems, Inc.                                       7,601   97,217
*      ePlus, Inc.                                              1,865   93,325
*      Exar Corp.                                               9,593  103,796
*      ExlService Holdings, Inc.                                1,946   55,062
*      Extreme Networks, Inc.                                   8,844   50,588
*      Fabrinet                                                 1,700   36,720
#*     Fairchild Semiconductor International, Inc.             23,505  299,219
#*     Finisar Corp.                                            4,561  119,270
#*     First Solar, Inc.                                       13,314  898,562
*      FormFactor, Inc.                                        18,291  105,173
*      Frequency Electronics, Inc.                              3,104   33,073
*      GigOptix, Inc.                                             613      975
*      GSE Systems, Inc.                                        2,922    5,114
*      GSI Group, Inc.                                          2,330   28,286
*      GSI Technology, Inc.                                     4,398   27,927
       Hackett Group, Inc. (The)                                8,522   51,132
*      Harmonic, Inc.                                          26,943  189,409
#*     Hutchinson Technology, Inc.                              7,181   19,963
       IAC/InterActiveCorp                                      9,617  637,415
*      ID Systems, Inc.                                         2,201   12,392
*      Identive Group, Inc.                                     6,294    5,350
#*     IEC Electronics Corp.                                      490    2,181
*      II-VI, Inc.                                                640    9,216

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ ----------
Information Technology -- (Continued)
*   Ikanos Communications, Inc.                              9,896 $    5,888
#*  Imation Corp.                                            9,733     42,047
*   Ingram Micro, Inc. Class A                              24,100    649,736
*   Innodata, Inc.                                             290        977
*   Insight Enterprises, Inc.                               10,115    264,204
#*  Integrated Silicon Solution, Inc.                        8,560    123,778
#*  Internap Network Services Corp.                         13,820     92,870
*   International Rectifier Corp.                           16,153    420,624
    Intersil Corp. Class A                                  23,351    288,151
*   Intevac, Inc.                                            5,464     43,985
*   IntraLinks Holdings, Inc.                                5,167     47,278
#*  IntriCon Corp.                                             700      4,627
*   Itron, Inc.                                              2,617     99,446
    IXYS Corp.                                               7,733     83,439
*   Kemet Corp.                                              5,338     26,743
*   Key Tronic Corp.                                         2,718     28,485
#*  Kopin Corp.                                              7,138     23,270
*   Kulicke & Soffa Industries, Inc.                        12,945    190,421
*   KVH Industries, Inc.                                     4,246     57,363
*   Lattice Semiconductor Corp.                             31,134    262,148
#   Lexmark International, Inc. Class A                     13,503    580,629
*   LGL Group, Inc. (The)                                      200        980
*   Limelight Networks, Inc.                                11,505     23,815
*   LoJack Corp.                                               676      3,833
*   LTX-Credence Corp.                                         613      5,903
*   Magnachip Semiconductor Corp.                            4,300     60,200
#   ManTech International Corp. Class A                      4,084    121,826
    Marvell Technology Group, Ltd.                          70,113  1,111,992
*   Measurement Specialties, Inc.                              558     35,907
#   Mentor Graphics Corp.                                   13,686    283,300
*   Mercury Systems, Inc.                                    6,310     88,088
    Methode Electronics, Inc.                                7,986    221,532
*   Microsemi Corp.                                          3,733     87,800
    MKS Instruments, Inc.                                   12,591    354,437
#*  ModusLink Global Solutions, Inc.                        11,199     45,244
*   Monster Worldwide, Inc.                                 11,431     78,760
#*  MoSys, Inc.                                              1,329      5,196
*   Multi-Fineline Electronix, Inc.                          2,514     31,123
*   NAPCO Security Technologies, Inc.                        1,627      9,502
*   NCI, Inc. Class A                                          266      2,652
*   NeoPhotonics Corp.                                       1,818     10,490
*   NETGEAR, Inc.                                            5,300    171,190
*   Newport Corp.                                            6,601    123,307
#*  Novatel Wireless, Inc.                                   9,975     18,055
*   Oclaro, Inc.                                             3,894     13,240
*   OmniVision Technologies, Inc.                           12,822    250,414
*   Oplink Communications, Inc.                              5,262     90,191
    Optical Cable Corp.                                      1,600      6,064
*   PAR Technology Corp.                                     4,662     22,517
#   Park Electrochemical Corp.                               2,600     69,316
    PC Connection, Inc.                                      6,131    122,681
    PC-Tel, Inc.                                             4,282     35,327

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES  VALUE+
                                                            ------ --------
Information Technology -- (Continued)
*   PCM, Inc.                                                2,562 $ 26,696
    Perceptron, Inc.                                         2,288   26,998
*   Perficient, Inc.                                         3,984   72,788
*   Pericom Semiconductor Corp.                              6,875   55,481
*   Photronics, Inc.                                        16,490  143,133
#*  Planar Systems, Inc.                                     1,620    3,564
*   Plexus Corp.                                             5,229  219,200
*   PMC-Sierra, Inc.                                        33,280  227,635
*   Polycom, Inc.                                           12,148  149,420
*   QLogic Corp.                                            18,699  216,534
*   Qualstar Corp.                                           4,358    6,581
*   QuinStreet, Inc.                                         2,787   17,001
*   Qumu Corp.                                               1,285   17,283
*   Radisys Corp.                                            6,105   19,536
*   RealNetworks, Inc.                                       9,390   70,801
*   Reis, Inc.                                                 442    7,275
    RF Industries, Ltd.                                        681    4,161
*   RF Micro Devices, Inc.                                   3,400   28,696
#   Richardson Electronics, Ltd.                             3,224   32,304
*   Rofin-Sinar Technologies, Inc.                           4,086   90,709
*   Rogers Corp.                                             3,014  180,900
*   Rosetta Stone, Inc.                                      2,793   33,265
#*  Rovi Corp.                                              17,138  382,006
*   Rudolph Technologies, Inc.                               8,400   76,524
*   Sanmina Corp.                                           19,093  386,633
*   ScanSource, Inc.                                         4,730  181,679
*   Seachange International, Inc.                            8,900   83,393
*   ShoreTel, Inc.                                           4,806   36,285
*   Sigma Designs, Inc.                                      7,808   29,436
#*  Smith Micro Software, Inc.                               9,200   15,272
#*  SMTC Corp.                                               1,377    2,107
*   Spansion, Inc. Class A                                   5,057   90,166
*   Speed Commerce, Inc.                                     4,987   16,457
*   StarTek, Inc.                                            5,100   35,445
#*  SunEdison, Inc.                                         23,816  457,982
#*  SunPower Corp.                                           1,416   47,323
*   Super Micro Computer, Inc.                               6,433  130,976
#*  support.com, Inc.                                        1,190    2,939
*   Sykes Enterprises, Inc.                                  8,532  168,848
*   SYNNEX Corp.                                             8,357  563,095
*   Take-Two Interactive Software, Inc.                        503   10,251
*   Tech Data Corp.                                         10,139  633,586
#*  TechTarget, Inc.                                         2,025   13,001
#*  TeleCommunication Systems, Inc. Class A                 15,528   39,596
*   Telenav, Inc.                                            3,850   23,601
*   TeleTech Holdings, Inc.                                     76    1,834
#   Tessco Technologies, Inc.                                2,100   69,069
    Tessera Technologies, Inc.                               2,398   52,588
    TheStreet, Inc.                                          6,043   15,531
*   TriQuint Semiconductor, Inc.                            38,852  550,921
#*  TTM Technologies, Inc.                                  13,304  104,969
*   Ultra Clean Holdings, Inc.                               3,812   32,478

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Information Technology -- (Continued)
    United Online, Inc.                                      3,447 $    40,847
*   VeriFone Systems, Inc.                                   1,038      34,711
#*  Viasystems Group, Inc.                                   4,052      48,705
*   Vicon Industries, Inc.                                   1,400       4,088
#*  Video Display Corp.                                        314       1,090
*   Virtusa Corp.                                            4,803     158,355
#   Vishay Intertechnology, Inc.                            30,254     430,212
*   Vishay Precision Group, Inc.                             2,563      41,597
*   Westell Technologies, Inc. Class A                       6,981      22,758
*   XO Group, Inc.                                           3,862      41,014
*   Zygo Corp.                                               3,426      65,916
#*  Zynga, Inc. Class A                                      6,034      24,438
                                                                   -----------
Total Information Technology                                        24,585,238
                                                                   -----------
Materials -- (5.7%)
    A Schulman, Inc.                                         6,700     240,664
#*  AM Castle & Co.                                          5,552      68,179
    Ampco-Pittsburgh Corp.                                   1,688      33,811
    Ashland, Inc.                                            1,332     128,671
#   Axiall Corp.                                             5,009     233,419
    Bemis Co., Inc.                                          3,762     151,383
*   Boise Cascade Co.                                           91       2,277
    Cabot Corp.                                              3,058     176,752
*   Calgon Carbon Corp.                                      1,969      39,439
*   Century Aluminum Co.                                    21,149     290,799
    Chase Corp.                                              1,329      41,385
#*  Chemtura Corp.                                           8,527     190,152
*   Clearwater Paper Corp.                                     602      36,957
#   Cliffs Natural Resources, Inc.                          22,141     392,339
#*  Codexis, Inc.                                              714       1,214
*   Coeur Mining, Inc.                                      10,835      93,831
    Commercial Metals Co.                                   22,697     435,782
*   Core Molding Technologies, Inc.                          1,192      14,316
    Domtar Corp.                                             3,932     367,092
*   Ferro Corp.                                              3,432      44,547
    Friedman Industries, Inc.                                1,905      16,345
#   FutureFuel Corp.                                         3,364      67,515
#*  General Moly, Inc.                                       3,502       3,852
*   Graphic Packaging Holding Co.                           43,447     445,766
    HB Fuller Co.                                            3,827     177,305
*   Headwaters, Inc.                                           369       4,605
#   Hecla Mining Co.                                         1,648       5,059
#*  Horsehead Holding Corp.                                  2,992      46,645
    Huntsman Corp.                                          16,873     422,669
    Innophos Holdings, Inc.                                    489      27,599
#   Kaiser Aluminum Corp.                                    2,000     140,800
*   KapStone Paper and Packaging Corp.                      12,650     333,707
#   KMG Chemicals, Inc.                                        301       4,699
*   Kraton Performance Polymers, Inc.                        3,337      86,929
#*  Landec Corp.                                             7,144      84,728
#*  Louisiana-Pacific Corp.                                 14,071     230,624
    Materion Corp.                                           4,579     154,083

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                             SHARES   VALUE+
                                                             ------ -----------
Materials -- (Continued)
#*     McEwen Mining, Inc.                                   15,310 $    36,744
       MeadWestvaco Corp.                                    14,871     581,010
#*     Mercer International, Inc.                             7,115      58,912
       Minerals Technologies, Inc.                            3,878     230,702
       Myers Industries, Inc.                                 5,764     107,787
       Neenah Paper, Inc.                                       293      14,758
       Noranda Aluminum Holding Corp.                         1,889       6,706
*      Northern Technologies International Corp.                211       4,463
#      Olin Corp.                                            12,649     355,437
       Olympic Steel, Inc.                                    2,514      66,269
#      OM Group, Inc.                                         4,801     140,621
*      OMNOVA Solutions, Inc.                                 3,923      35,778
#*     Penford Corp.                                          2,600      32,760
       PH Glatfelter Co.                                      9,725     248,182
       PolyOne Corp.                                            134       5,021
       Reliance Steel & Aluminum Co.                         11,310     800,974
*      Resolute Forest Products, Inc.                         8,243     147,055
       Rock-Tenn Co. Class A                                  4,619     441,623
       Royal Gold, Inc.                                         253      16,749
*      RTI International Metals, Inc.                         5,940     167,270
#      Schnitzer Steel Industries, Inc. Class A               5,896     165,501
       Sensient Technologies Corp.                            4,717     254,954
       Sonoco Products Co.                                    3,869     162,808
       Steel Dynamics, Inc.                                  31,853     581,954
       Stepan Co.                                               370      21,397
#*     Stillwater Mining Co.                                 11,660     183,995
*      SunCoke Energy, Inc.                                  11,986     250,148
#      Synalloy Corp.                                           142       2,201
#*     Texas Industries, Inc.                                   294      25,490
       Tredegar Corp.                                         6,824     142,007
#      Tronox, Ltd. Class A                                   4,417     108,216
#      United States Lime & Minerals, Inc.                      301      16,272
#      United States Steel Corp.                             21,092     548,814
#*     Universal Stainless & Alloy Products, Inc.             1,734      62,233
       Vulcan Materials Co.                                     884      57,045
#      Walter Energy, Inc.                                    1,600      11,520
#      Wausau Paper Corp.                                     1,147      13,718
                                                                    -----------
Total Materials                                                      11,343,033
                                                                    -----------
Other -- (0.0%)
(o)*   Big 4 Ranch, Inc.                                        300          --
(o)*   Concord Camera Corp. Escrow Shares                     2,105          --
(o)#*  Gerber Scientific, Inc. Escrow Shares                  6,375          --
(o)*   Petrocorp, Inc. Escrow Shares                          1,700          --
                                                                    -----------
Total Other                                                                  --
                                                                    -----------
Real Estate Investment Trusts -- (0.0%)
       Geo Group, Inc. (The)                                  2,299      77,085
                                                                    -----------
Telecommunication Services -- (1.1%)
       Atlantic Tele-Network, Inc.                               31       1,834
*      Cbeyond, Inc.                                          6,180      61,120

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Telecommunication Services -- (Continued)
#      Frontier Communications Corp.                       112,833 $    671,356
#*     General Communication, Inc. Class A                  10,157      106,039
#*     Hawaiian Telcom Holdco, Inc.                            204        5,431
#      HickoryTech Corp.                                     2,281       27,075
       Inteliquent, Inc.                                     7,413      101,113
#*     Iridium Communications, Inc.                         12,006       80,080
#*     NII Holdings, Inc.                                    1,695        1,458
#*     ORBCOMM, Inc.                                        13,700       85,899
*      Premiere Global Services, Inc.                        5,187       65,979
       Shenandoah Telecommunications Co.                     1,364       38,233
       Telephone & Data Systems, Inc.                       13,865      376,989
       United States Cellular Corp.                          5,355      222,447
       USA Mobility, Inc.                                    5,883      100,776
*      Vonage Holdings Corp.                                 7,197       27,637
       Windstream Holdings, Inc.                            17,029      154,453
                                                                   ------------
Total Telecommunication Services                                      2,127,919
                                                                   ------------
Utilities -- (0.6%)
#      Consolidated Water Co., Ltd.                          3,650       42,413
#*     Dynegy, Inc.                                          9,288      264,244
*      Genie Energy, Ltd. Class B                            1,745       14,135
#      Ormat Technologies, Inc.                              5,153      137,482
       SJW Corp.                                               318        8,659
       UGI Corp.                                            14,418      673,176
                                                                   ------------
Total Utilities                                                       1,140,109
                                                                   ------------
TOTAL COMMON STOCKS                                                 162,885,222
                                                                   ------------
RIGHTS/WARRANTS -- (0.0%)
(o)*   LGL Group, Inc. (The) Warrants 08/06/18               1,000           60
(o)#*  Magnum Hunter Resources Corp. Warrants 04/15/16       1,011           --
                                                                   ------------
TOTAL RIGHTS/WARRANTS                                                        60
                                                                   ------------
TEMPORARY CASH INVESTMENTS -- (0.4%)
       State Street Institutional Liquid
       Reserves, 0.074%                                    888,610      888,610
                                                                   ------------

                                                          SHARES/
                                                           FACE
                                                          AMOUNT
                                                           (000)
                                                         ---------
SECURITIES LENDING COLLATERAL -- (17.6%)
(S)@   DFA Short Term Investment Fund                    3,010,835   34,835,365
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $157,210,221)                  $198,609,257
                                                                   ============

VA U.S. TARGETED VALUE PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ---------------------------------------------
                                    LEVEL 1      LEVEL 2   LEVEL 3    TOTAL
                                  ------------ ----------- ------- ------------
Common Stocks
   Consumer Discretionary         $ 20,029,207 $     2,418   --    $ 20,031,625
   Consumer Staples                  5,260,598          --   --       5,260,598
   Energy                           19,371,100          --   --      19,371,100
   Financials                       38,733,132       1,364   --      38,734,496
   Health Care                       9,624,908      11,099   --       9,636,007
   Industrials                      30,577,820         192   --      30,578,012
   Information Technology           24,585,238          --   --      24,585,238
   Materials                        11,343,033          --   --      11,343,033
   Other                                    --          --   --              --
   Real Estate Investment Trusts        77,085          --   --          77,085
   Telecommunication Services        2,127,919          --   --       2,127,919
   Utilities                         1,140,109          --   --       1,140,109
Rights/Warrants                             --          60   --              60
Temporary Cash Investments             888,610          --   --         888,610
Securities Lending Collateral               --  34,835,365   --      34,835,365
                                  ------------ -----------   --    ------------
TOTAL                             $163,758,759 $34,850,498   --    $198,609,257
                                  ============ ===========   ==    ============

                         VA U.S. LARGE VALUE PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                            SHARES    VALUE+
                                                            ------- -----------
COMMON STOCKS -- (95.3%)

Consumer Discretionary -- (11.7%)
#   Autoliv, Inc.                                               129 $    13,155
#   Best Buy Co., Inc.                                          244       6,327
    Carnival Corp.                                           29,167   1,146,555
    CBS Corp. Class A                                         1,014      58,964
    Comcast Corp. Class A                                   139,605   7,225,955
    Comcast Corp. Special Class A                            35,244   1,798,501
    Dillard's, Inc. Class A                                   2,669     261,375
#   DR Horton, Inc.                                           4,478      99,770
#   GameStop Corp. Class A                                    8,463     335,812
    General Motors Co.                                       54,630   1,883,642
    Graham Holdings Co. Class B                                 493     330,916
*   Hyatt Hotels Corp. Class A                                  971      54,648
#   Kohl's Corp.                                              7,764     425,390
#*  Lands' End, Inc.                                          1,794      49,604
    Lear Corp.                                                4,168     346,194
*   Liberty Global P.L.C. Class C                               900      34,587
*   Liberty Interactive Corp. Class A                        38,618   1,122,239
*   Liberty Media Corp. Class A                               2,140     277,579
*   Liberty Ventures Series A                                 3,424     198,729
*   MGM Resorts International                                39,570     998,351
*   Mohawk Industries, Inc.                                   2,918     386,372
*   News Corp. Class A                                        4,308      73,322
#*  News Corp. Class B                                        1,165      19,269
    PVH Corp.                                                   971     121,928
    Royal Caribbean Cruises, Ltd.                            15,066     800,457
#*  Sears Holdings Corp.                                      5,966     261,370
    Service Corp. International                               3,280      61,566
#   Staples, Inc.                                            24,277     303,463
    Target Corp.                                             14,203     877,035
    Time Warner Cable, Inc.                                  25,682   3,632,976
    Time Warner, Inc.                                        71,600   4,758,536
#*  Toll Brothers, Inc.                                       3,219     110,219
*   TRW Automotive Holdings Corp.                               499      40,095
#   Wendy's Co. (The)                                        16,731     139,035
                                                                    -----------
Total Consumer Discretionary                                         28,253,936
                                                                    -----------
Consumer Staples -- (6.6%)
    Archer-Daniels-Midland Co.                               45,882   2,006,420
    Bunge, Ltd.                                               9,326     742,816
    CVS Caremark Corp.                                       95,713   6,960,249
    JM Smucker Co. (The)                                      8,276     800,124
    Molson Coors Brewing Co. Class B                         12,839     769,955
    Mondelez International, Inc. Class A                    107,008   3,814,835
    Tyson Foods, Inc. Class A                                22,360     938,449
                                                                    -----------
Total Consumer Staples                                               16,032,848
                                                                    -----------
Energy -- (21.6%)
    Anadarko Petroleum Corp.                                 36,543   3,618,488
    Apache Corp.                                             26,682   2,315,998
    Baker Hughes, Inc.                                       27,445   1,918,406

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Energy -- (Continued)
#   Chesapeake Energy Corp.                                  45,371 $ 1,304,416
    Chevron Corp.                                            68,050   8,541,636
    Cimarex Energy Co.                                        1,703     202,861
    ConocoPhillips                                           95,487   7,095,639
#   Denbury Resources, Inc.                                  25,234     424,436
    Devon Energy Corp.                                       24,476   1,713,320
    Exxon Mobil Corp.                                        17,803   1,823,205
#   Helmerich & Payne, Inc.                                   8,243     895,602
    Hess Corp.                                               24,374   2,173,186
    HollyFrontier Corp.                                       4,754     250,013
    Marathon Oil Corp.                                       51,214   1,851,386
    Marathon Petroleum Corp.                                 23,311   2,166,757
    Murphy Oil Corp.                                         12,268     778,159
    Nabors Industries, Ltd.                                  23,648     603,497
    National Oilwell Varco, Inc.                             26,397   2,072,956
    Noble Corp. P.L.C.                                       12,851     395,939
    Occidental Petroleum Corp.                               30,706   2,940,100
    Patterson-UTI Energy, Inc.                               11,657     379,202
    Peabody Energy Corp.                                      3,849      73,170
    Phillips 66                                              41,103   3,420,592
    QEP Resources, Inc.                                       8,316     255,218
*   Rowan Cos. P.L.C. Class A                                10,039     310,406
    Superior Energy Services, Inc.                            5,259     173,126
    Tesoro Corp.                                              8,670     488,034
#   Transocean, Ltd.                                         18,610     801,533
    Valero Energy Corp.                                      39,957   2,284,342
*   Weatherford International, Ltd.                          26,999     566,979
*   Whiting Petroleum Corp.                                   3,824     281,905
                                                                    -----------
Total Energy                                                         52,120,507
                                                                    -----------
Financials -- (20.7%)
    Aflac, Inc.                                               1,580      99,098
*   Alleghany Corp.                                             178      72,620
    Allied World Assurance Co. Holdings AG                    2,463     265,240
    Allstate Corp. (The)                                      4,771     271,708
*   American Capital, Ltd.                                   18,064     270,779
    American Financial Group, Inc.                            6,402     374,069
    American International Group, Inc.                       82,674   4,392,470
    American National Insurance Co.                             871      97,909
    Assurant, Inc.                                            5,877     396,169
    Assured Guaranty, Ltd.                                    3,170      75,795
    Axis Capital Holdings, Ltd.                               8,009     366,412
    Bank of America Corp.                                   371,178   5,619,635
    Bank of New York Mellon Corp. (The)                      50,605   1,713,991
    BB&T Corp.                                                5,140     191,876
    Capital One Financial Corp.                              23,935   1,768,797
    Citigroup, Inc.                                         101,521   4,863,871
#   CME Group, Inc.                                          22,092   1,555,056
    CNA Financial Corp.                                       6,933     283,906
*   E*TRADE Financial Corp.                                   3,394      76,195
    Everest Re Group, Ltd.                                    2,218     350,511
*   Genworth Financial, Inc. Class A                         39,942     712,965

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Financials -- (Continued)
    Goldman Sachs Group, Inc. (The)                           9,063 $ 1,448,449
    Hartford Financial Services Group, Inc. (The)            31,104   1,115,700
    JPMorgan Chase & Co.                                    128,347   7,184,865
#   Legg Mason, Inc.                                          9,200     431,388
    Leucadia National Corp.                                   1,845      47,084
    Lincoln National Corp.                                   21,377   1,036,998
    Loews Corp.                                              27,718   1,218,760
    MetLife, Inc.                                            50,375   2,637,131
    Morgan Stanley                                           87,548   2,707,860
#   NASDAQ OMX Group, Inc. (The)                             12,952     477,929
    PartnerRe, Ltd.                                           3,863     407,160
#   People's United Financial, Inc.                           7,468     106,643
    PNC Financial Services Group, Inc. (The)                  4,531     380,785
    Principal Financial Group, Inc.                           2,175     101,877
    Protective Life Corp.                                     1,161      59,385
    Prudential Financial, Inc.                                8,742     705,305
    Regions Financial Corp.                                  95,676     970,155
    Reinsurance Group of America, Inc.                        5,596     429,269
    SunTrust Banks, Inc.                                     35,215   1,347,326
    Travelers Cos., Inc. (The)                                2,311     209,330
    Unum Group                                               18,980     630,516
    Validus Holdings, Ltd.                                    3,689     136,751
    Wells Fargo & Co.                                        25,126   1,247,255
    XL Group P.L.C.                                          21,170     663,680
#   Zions Bancorp.                                           12,934     374,051
                                                                    -----------
Total Financials                                                     49,894,724
                                                                    -----------
Health Care -- (9.8%)
    Aetna, Inc.                                              29,702   2,122,208
*   Bio-Rad Laboratories, Inc. Class A                          250      30,803
*   Boston Scientific Corp.                                 105,902   1,335,424
*   CareFusion Corp.                                         16,484     643,865
    Cigna Corp.                                               2,622     209,865
*   Community Health Systems, Inc.                            1,999      75,742
*   Express Scripts Holding Co.                              47,317   3,150,366
*   Forest Laboratories, Inc.                                 7,849     721,402
#*  Hologic, Inc.                                            20,932     439,258
    Humana, Inc.                                             11,026   1,210,103
    Omnicare, Inc.                                            8,170     484,236
    Pfizer, Inc.                                            230,509   7,210,322
    Teleflex, Inc.                                            1,338     136,596
    Thermo Fisher Scientific, Inc.                           28,431   3,241,134
    UnitedHealth Group, Inc.                                  9,903     743,121
    WellPoint, Inc.                                          19,421   1,955,306
                                                                    -----------
Total Health Care                                                    23,709,751
                                                                    -----------
Industrials -- (9.5%)
#   ADT Corp. (The)                                           9,036     273,249
    AGCO Corp.                                                5,687     316,766
#*  Avis Budget Group, Inc.                                   1,163      61,162
    CSX Corp.                                                81,927   2,311,980
    Eaton Corp. P.L.C.                                       31,678   2,301,090

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
    FedEx Corp.                                              10,397 $ 1,416,591
    General Electric Co.                                    171,495   4,611,501
*   Genesee & Wyoming, Inc. Class A                           1,120     110,891
*   Hertz Global Holdings, Inc.                              18,247     519,492
#*  Jacobs Engineering Group, Inc.                            2,328     134,326
    KBR, Inc.                                                 6,170     156,533
    L-3 Communications Holdings, Inc.                         6,492     748,982
    Manpowergroup, Inc.                                       1,634     132,910
    Norfolk Southern Corp.                                   23,455   2,217,201
    Northrop Grumman Corp.                                   14,791   1,797,254
    Oshkosh Corp.                                             2,278     126,452
    Owens Corning                                             7,765     317,200
    Pentair, Ltd.                                             6,882     511,264
*   Quanta Services, Inc.                                    12,579     443,787
    Republic Services, Inc.                                  23,807     835,388
    Ryder System, Inc.                                        1,316     108,149
    Southwest Airlines Co.                                   56,310   1,361,013
*   Spirit Aerosystems Holdings, Inc. Class A                   418      12,552
    SPX Corp.                                                 2,016     205,309
    Stanley Black & Decker, Inc.                              9,927     852,630
#   Terex Corp.                                               1,518      65,714
    Trinity Industries, Inc.                                  3,124     234,487
    Union Pacific Corp.                                       1,662     316,495
#*  United Rentals, Inc.                                      2,568     240,955
#*  WESCO International, Inc.                                 1,377     120,873
                                                                    -----------
Total Industrials                                                    22,862,196
                                                                    -----------
Information Technology -- (7.7%)
    Activision Blizzard, Inc.                                38,274     765,863
    Amdocs, Ltd.                                              4,450     207,059
*   Arrow Electronics, Inc.                                   7,934     450,254
    Avnet, Inc.                                              10,809     466,192
*   Brocade Communications Systems, Inc.                     14,480     134,809
    Corning, Inc.                                            82,181   1,718,405
*   EchoStar Corp. Class A                                    2,361     106,151
    EMC Corp.                                                 3,948     101,858
    Fidelity National Information Services, Inc.             19,960   1,066,463
#*  First Solar, Inc.                                         4,386     296,011
    Hewlett-Packard Co.                                     134,639   4,451,165
*   Ingram Micro, Inc. Class A                               11,931     321,660
    Intel Corp.                                              79,570   2,123,723
    Jabil Circuit, Inc.                                       7,081     122,218
*   Juniper Networks, Inc.                                   13,624     336,377
*   Lam Research Corp.                                        4,689     270,133
#   Leidos Holdings, Inc.                                       638      23,759
    Marvell Technology Group, Ltd.                            8,368     132,716
*   Micron Technology, Inc.                                  66,760   1,743,771
#   NVIDIA Corp.                                              9,264     171,106
#*  Teradyne, Inc.                                           16,873     298,146
    Western Digital Corp.                                     3,344     294,707
    Xerox Corp.                                              83,434   1,008,717
*   Yahoo!, Inc.                                             56,989   2,048,755

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

                                                           SHARES     VALUE+
                                                           ------- ------------
Information Technology -- (Continued)
#*  Zynga, Inc. Class A                                      5,736 $     23,231
                                                                   ------------
Total Information Technology                                         18,683,249
                                                                   ------------
Materials -- (3.4%)
    Alcoa, Inc.                                             86,347    1,163,094
    Ashland, Inc.                                            6,253      604,040
    Freeport-McMoRan Copper & Gold, Inc.                    60,591    2,082,513
    International Paper Co.                                 23,394    1,091,330
    MeadWestvaco Corp.                                      13,118      512,520
    Mosaic Co. (The)                                         4,887      244,545
    Newmont Mining Corp.                                     5,866      145,653
    Nucor Corp.                                              9,457      489,400
    Reliance Steel & Aluminum Co.                            6,250      442,625
    Rock-Tenn Co. Class A                                    2,943      281,380
    Steel Dynamics, Inc.                                    16,928      309,275
#   United States Steel Corp.                                6,332      164,759
#   Vulcan Materials Co.                                    10,250      661,432
                                                                   ------------
Total Materials                                                       8,192,566
                                                                   ------------
Telecommunication Services -- (3.9%)
    AT&T, Inc.                                             213,744    7,630,661
#   CenturyLink, Inc.                                       38,023    1,327,383
#   Frontier Communications Corp.                           33,885      201,616
#*  Sprint Corp.                                            13,022      110,687
#   United States Cellular Corp.                             2,591      107,630
#   Windstream Holdings, Inc.                                4,737       42,964
                                                                   ------------
Total Telecommunication Services                                      9,420,941
                                                                   ------------
Utilities -- (0.4%)
    NRG Energy, Inc.                                        25,467      833,280
    UGI Corp.                                                1,713       79,980
                                                                   ------------
Total Utilities                                                         913,260
                                                                   ------------
TOTAL COMMON STOCKS                                                 230,083,978
                                                                   ------------
TEMPORARY CASH INVESTMENTS -- (0.4%)
    State Street Institutional Liquid Reserves, 0.074%     950,580      950,580
                                                                   ------------
                                                           SHARES/
                                                            FACE
                                                           AMOUNT
                                                            (000)
                                                           -------
SECURITIES LENDING COLLATERAL -- (4.3%)
(S)@ DFA Short Term Investment Fund                        892,716   10,328,726
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $170,943,267)                  $241,363,284
                                                                   ============

VA U.S. LARGE VALUE PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ---------------------------------------------
                                   LEVEL 1      LEVEL 2   LEVEL 3    TOTAL
                                 ------------ ----------- ------- ------------
 Common Stocks
    Consumer Discretionary       $ 28,253,936          --   --    $ 28,253,936
    Consumer Staples               16,032,848          --   --      16,032,848
    Energy                         52,120,507          --   --      52,120,507
    Financials                     49,894,724          --   --      49,894,724
    Health Care                    23,709,751          --   --      23,709,751
    Industrials                    22,862,196          --   --      22,862,196
    Information Technology         18,683,249          --   --      18,683,249
    Materials                       8,192,566          --   --       8,192,566
    Telecommunication Services      9,420,941          --   --       9,420,941
    Utilities                         913,260          --   --         913,260
 Temporary Cash Investments           950,580          --   --         950,580
 Securities Lending Collateral             -- $10,328,726   --      10,328,726
                                 ------------ -----------   --    ------------
 TOTAL                           $231,034,558 $10,328,726   --    $241,363,284
                                 ============ ===========   ==    ============

                       VA INTERNATIONAL VALUE PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                            SHARES  VALUE++
                                                            ------ ----------
COMMON STOCKS -- (89.9%)

AUSTRALIA -- (4.7%)
#*  Alumina, Ltd.                                           82,818 $  104,031
    AMP, Ltd.                                                3,443     16,203
    Asciano, Ltd.                                           64,510    325,542
    Bank of Queensland, Ltd.                                12,131    138,688
    Beach Energy, Ltd.                                       4,690      7,506
    Bendigo and Adelaide Bank, Ltd.                         14,667    157,195
*   BlueScope Steel, Ltd.                                   19,752    119,416
#   Boral, Ltd.                                             32,205    170,917
    Caltex Australia, Ltd.                                   4,636     96,236
    Echo Entertainment Group, Ltd.                          17,525     46,094
#   Harvey Norman Holdings, Ltd.                            33,784    103,394
    Incitec Pivot, Ltd.                                     57,564    154,517
#   Leighton Holdings, Ltd.                                  1,909     33,946
    Lend Lease Group                                        13,961    168,732
    Macquarie Group, Ltd.                                   11,053    595,482
#   Metcash, Ltd.                                           16,815     43,439
    New Hope Corp., Ltd.                                     2,727      7,926
*   Newcrest Mining, Ltd.                                   35,752    348,696
    Origin Energy, Ltd.                                     48,731    676,966
    Primary Health Care, Ltd.                               19,378     84,696
#*  Qantas Airways, Ltd.                                    32,996     37,534
    QBE Insurance Group, Ltd.                               29,779    321,394
    Rio Tinto, Ltd.                                          6,041    348,380
    Santos, Ltd.                                            60,170    771,461
    Seven Group Holdings, Ltd.                               9,893     75,781
    Seven West Media, Ltd.                                   4,165      7,237
#*  Sims Metal Management, Ltd.                              3,933     35,970
    Sonic Healthcare, Ltd.                                   5,515     90,971
    Suncorp Group, Ltd.                                     50,266    610,439
    Tabcorp Holdings, Ltd.                                  30,020    104,039
    Tatts Group, Ltd.                                       42,566    119,720
#   Toll Holdings, Ltd.                                     39,495    194,813
    Treasury Wine Estates, Ltd.                             22,039     78,488
#   Washington H Soul Pattinson & Co., Ltd.                    924     12,726
    Wesfarmers, Ltd.                                        41,405  1,647,894
    Woodside Petroleum, Ltd.                                 6,815    259,046
    WorleyParsons, Ltd.                                        733     11,495
                                                                   ----------
TOTAL AUSTRALIA                                                     8,127,010
                                                                   ----------
AUSTRIA -- (0.2%)
    Erste Group Bank AG                                      7,366    247,677
    Raiffeisen Bank International AG                         2,147     67,868
                                                                   ----------
TOTAL AUSTRIA                                                         315,545
                                                                   ----------
BELGIUM -- (1.4%)
    Ageas                                                   10,641    457,934
#   Belgacom SA                                              4,459    136,479
    Delhaize Group SA                                        4,481    333,670
    KBC Groep NV                                             9,090    554,698
    Solvay SA                                                3,156    511,446

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
BELGIUM -- (Continued)
#   UCB SA                                                   5,259 $  431,378
                                                                   ----------
TOTAL BELGIUM                                                       2,425,605
                                                                   ----------
CANADA -- (7.8%)
    Agnico Eagle Mines, Ltd.                                 2,711     80,137
    Agrium, Inc.                                             2,547    244,690
    Bank of Montreal                                         1,896    130,710
    Barrick Gold Corp.                                      43,584    761,412
#   Bell Aliant, Inc.                                          605     14,904
*   BlackBerry, Ltd.(09228F103)                              8,930     68,404
#*  BlackBerry, Ltd.(BCBHZ31)                                4,071     31,088
#   Bonavista Energy Corp.                                   3,588     56,371
    Cameco Corp.                                            10,896    231,976
    Canadian Natural Resources, Ltd.(136385101)             38,757  1,580,123
    Canadian Natural Resources, Ltd.(2171573)                2,781    113,316
    Canadian Tire Corp., Ltd. Class A                        3,100    304,471
#   Crescent Point Energy Corp.                             11,518    468,580
    Eldorado Gold Corp.                                     18,295    111,600
    Empire Co., Ltd.                                         1,200     75,905
    Enerplus Corp.(292766102)                                2,400     53,304
    Enerplus Corp.(B584T89)                                  5,540    122,875
    Ensign Energy Services, Inc.                             3,653     57,492
    Fairfax Financial Holdings, Ltd.                           700    305,214
#   First Quantum Minerals, Ltd.                            12,163    242,249
#   Genworth MI Canada, Inc.                                 1,085     38,062
    George Weston, Ltd.                                        485     36,541
    Goldcorp, Inc.(380956409)                               27,477    679,231
    Goldcorp, Inc.(2676302)                                  4,600    113,610
#   Husky Energy, Inc.                                      12,910    421,912
    IAMGOLD Corp.                                            6,674     23,292
    Industrial Alliance Insurance & Financial Services,
      Inc.                                                   2,300     94,955
    Kinross Gold Corp.                                      31,183    126,604
    Loblaw Cos., Ltd.                                        1,429     62,125
#*  Lundin Mining Corp.                                     17,290     88,339
    Magna International, Inc.                                4,166    408,143
    Manulife Financial Corp.(56501R106)                      3,000     56,250
    Manulife Financial Corp.(2492519)                       41,820    785,234
*   MEG Energy Corp.                                         3,498    125,935
    Pacific Rubiales Energy Corp.                            7,197    117,471
    Pan American Silver Corp.(697900108)                     3,470     44,971
    Pan American Silver Corp.(2669272)                       1,700     22,025
#   Pengrowth Energy Corp.                                  13,282     86,281
#   Penn West Petroleum, Ltd.                               13,997    126,555
    Precision Drilling Corp.                                 8,434    109,652
#   Sun Life Financial, Inc.                                20,608    697,556
    Suncor Energy, Inc.(867224107)                           9,758    376,659
    Suncor Energy, Inc.(B3NB1P2)                            51,054  1,969,402
    Talisman Energy, Inc.(87425E103)                        25,587    264,314
    Talisman Energy, Inc.(2068299)                          13,939    144,089
    Teck Resources, Ltd. Class B(878742204)                  3,149     71,703
#   Teck Resources, Ltd. Class B(2879327)                   17,290    394,055
#   Thomson Reuters Corp.                                   17,778    643,450

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
CANADA -- (Continued)
    TransAlta Corp.(89346D107)                               1,138 $    13,906
#   TransAlta Corp.(2901628)                                 7,800      95,289
    Trican Well Service, Ltd.                                3,300      47,270
#*  Turquoise Hill Resources, Ltd.                           3,220      12,515
    Yamana Gold, Inc.                                       27,400     205,241
                                                                   -----------
TOTAL CANADA                                                        13,557,458
                                                                   -----------
DENMARK -- (1.6%)
    AP Moeller - Maersk A.S. Class A                           130     295,343
    AP Moeller - Maersk A.S. Class B                           285     680,369
    Carlsberg A.S. Class B                                   4,898     489,958
    Danske Bank A.S.                                        24,724     699,521
#   FLSmidth & Co. A.S.                                      1,010      54,073
    H Lundbeck A.S.                                          1,633      47,594
    Rockwool International A.S. Class B                        152      29,320
    TDC A.S.                                                36,035     338,400
*   Vestas Wind Systems A.S.                                 3,016     133,944
                                                                   -----------
TOTAL DENMARK                                                        2,768,522
                                                                   -----------
FINLAND -- (1.0%)
#   Fortum Oyj                                              20,229     457,015
    Kesko Oyj Class B                                        2,106      86,204
#   Neste Oil Oyj                                            2,910      59,847
*   Nokia Oyj                                               52,157     390,529
    Stora Enso Oyj Class R                                  29,113     297,291
    UPM-Kymmene Oyj                                         25,565     447,740
                                                                   -----------
TOTAL FINLAND                                                        1,738,626
                                                                   -----------
FRANCE -- (9.5%)
*   Alcatel-Lucent                                          25,244     100,111
    AXA SA                                                  59,061   1,541,256
    BNP Paribas SA                                          30,023   2,256,062
    Bollore SA(4572709)                                        269     171,450
*   Bollore SA(BDGTH22)                                          1         617
#   Bouygues SA                                              9,642     434,284
    Cap Gemini SA                                            3,195     225,738
    Casino Guichard Perrachon SA                             3,012     383,799
*   CGG SA Sponsored ADR                                     3,650      62,780
    Cie de St-Gobain                                        19,618   1,201,905
    Cie Generale des Etablissements Michelin                 1,605     196,822
    CNP Assurances                                           8,773     202,389
*   Credit Agricole SA                                      48,568     766,328
    Electricite de France SA                                 7,006     269,037
#   GDF Suez                                                56,467   1,423,162
    Lafarge SA                                               9,061     829,071
    Lagardere SCA                                            3,821     160,140
    Natixis                                                 40,470     287,283
    Orange SA                                               68,037   1,102,286
#*  Peugeot SA                                               8,828     156,193
    Renault SA                                              12,684   1,240,113
    Rexel SA                                                 6,558     165,569

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
FRANCE -- (Continued)
    SCOR SE                                                   1,398 $    51,157
    Societe Generale SA                                      21,148   1,317,038
    STMicroelectronics NV                                    28,793     274,576
    Vallourec SA                                              4,445     262,679
    Vicat                                                        80       6,943
    Vivendi SA                                               53,030   1,424,757
                                                                    -----------
TOTAL FRANCE                                                         16,513,545
                                                                    -----------
GERMANY -- (7.7%)
#   Allianz SE                                                7,745   1,347,861
    Allianz SE ADR                                           42,793     746,738
    Bayerische Motoren Werke AG                              11,585   1,456,292
*   Commerzbank AG                                           21,161     377,325
    Daimler AG                                               33,999   3,165,277
    Deutsche Bank AG                                         24,639   1,085,236
#   Deutsche Lufthansa AG                                    11,388     285,985
    Deutsche Telekom AG Sponsored ADR                         6,917     115,860
#   E.ON SE                                                  59,606   1,141,744
    Fraport AG Frankfurt Airport Services Worldwide             408      30,175
#   Hannover Rueck SE                                           900      83,864
#   HeidelbergCement AG                                       5,477     475,886
#   K+S AG                                                    4,545     159,257
*   Metro AG                                                  2,948     118,108
#   Muenchener Rueckversicherungs AG                          5,893   1,362,219
    RWE AG                                                   28,761   1,097,551
*   Talanx AG                                                   858      32,832
    Telefonica Deutschland Holding AG                         6,209      51,655
    Volkswagen AG                                             1,078     289,064
                                                                    -----------
TOTAL GERMANY                                                        13,422,929
                                                                    -----------
HONG KONG -- (2.2%)
    Cathay Pacific Airways, Ltd.                             50,001      94,627
    Cheung Kong Holdings, Ltd.                               29,000     494,493
    Hang Lung Group, Ltd.                                    10,000      54,308
    Henderson Land Development Co., Ltd.                     40,675     244,186
    Hongkong & Shanghai Hotels (The)                         19,052      27,862
    Hopewell Holdings, Ltd.                                  19,000      65,403
    Hutchison Whampoa, Ltd.                                  78,000   1,070,120
*   Kerry Logistics Network, Ltd.                             7,750      11,404
    Kerry Properties, Ltd.                                   16,500      54,548
    MTR Corp., Ltd.                                           3,500      13,271
    New World Development Co., Ltd.                         249,744     258,709
    NWS Holdings, Ltd.                                        6,000      10,228
    Orient Overseas International, Ltd.                       6,500      31,094
    Shangri-La Asia, Ltd.                                    44,000      72,198
    Sino Land Co., Ltd.                                      38,000      56,981
    Sun Hung Kai Properties, Ltd.                            39,362     497,943
    Swire Pacific, Ltd. Class A                              19,000     219,318
    Swire Pacific, Ltd. Class B                               7,500      16,652
    Wharf Holdings, Ltd.                                     35,635     250,853

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
HONG KONG -- (Continued)
    Wheelock & Co., Ltd.                                     52,000 $  215,309
                                                                    ----------
TOTAL HONG KONG                                                      3,759,507
                                                                    ----------
IRELAND -- (0.2%)
*   Bank of Ireland                                         380,321    148,497
*   Bank of Ireland Sponsored ADR                             5,075     87,391
    CRH P.L.C. Sponsored ADR                                  4,156    121,688
                                                                    ----------
TOTAL IRELAND                                                          357,576
                                                                    ----------
ISRAEL -- (0.4%)
    Bank Hapoalim BM                                         74,220    419,268
*   Bank Leumi Le-Israel BM                                  49,152    192,321
*   Israel Discount Bank, Ltd. Class A                       34,311     61,346
    Mizrahi Tefahot Bank, Ltd.                                  782     10,454
                                                                    ----------
TOTAL ISRAEL                                                           683,389
                                                                    ----------
ITALY -- (1.6%)
#*  Banca Monte dei Paschi di Siena SpA                     227,814     76,140
*   Finmeccanica SpA                                          4,820     44,606
    Intesa Sanpaolo SpA                                     175,921    602,007
*   Telecom Italia SpA                                      281,418    361,630
    Telecom Italia SpA Sponsored ADR                         24,800    318,432
    UniCredit SpA                                           132,894  1,190,683
    Unione di Banche Italiane SCPA                           17,460    166,664
                                                                    ----------
TOTAL ITALY                                                          2,760,162
                                                                    ----------
JAPAN -- (17.6%)
    77 Bank, Ltd. (The)                                       9,000     40,631
    Aeon Co., Ltd.                                           31,600    364,968
    Aisin Seiki Co., Ltd.                                     7,500    265,045
    Alfresa Holdings Corp.                                    1,400     87,160
    Amada Co., Ltd.                                          17,000    122,947
    Aoyama Trading Co., Ltd.                                  1,900     47,148
    Asahi Glass Co., Ltd.                                    63,000    357,171
    Asahi Kasei Corp.                                        71,000    482,715
    Azbil Corp.                                               2,200     49,924
    Bank of Kyoto, Ltd. (The)                                 9,000     73,332
    Bank of Yokohama, Ltd. (The)                             35,000    175,913
    Brother Industries, Ltd.                                  9,400    131,482
    Canon Marketing Japan, Inc.                               2,000     32,211
    Chiba Bank, Ltd. (The)                                   25,000    158,910
    Chugoku Bank, Ltd. (The)                                  5,400     71,584
    Citizen Holdings Co., Ltd.                               13,400     98,408
#   Coca-Cola West Co., Ltd.                                  2,800     48,731
    COMSYS Holdings Corp.                                     2,400     39,346
    Cosmo Oil Co., Ltd.                                      34,000     63,604
    Dai Nippon Printing Co., Ltd.                            24,000    216,177
#   Dai-ichi Life Insurance Co., Ltd. (The)                   7,700    106,697
    Daicel Corp.                                             12,000    100,497
#   Daido Steel Co., Ltd.                                    15,000     73,341
    Denki Kagaku Kogyo K.K.                                  16,000     53,065

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                               SHARES  VALUE++
                                                               ------- --------
JAPAN -- (Continued)
    Fuji Media Holdings, Inc.                                    1,800 $ 30,326
    FUJIFILM Holdings Corp.                                     20,900  539,890
    Fukuoka Financial Group, Inc.                               25,000  102,100
#   Fukuyama Transporting Co., Ltd.                              8,000   46,817
    Furukawa Electric Co., Ltd.                                 19,000   42,778
    Glory, Ltd.                                                  1,200   31,046
    Gunma Bank, Ltd. (The)                                      12,000   63,783
    H2O Retailing Corp.                                          6,000   45,279
    Hachijuni Bank, Ltd. (The)                                  17,000   92,938
    Hankyu Hanshin Holdings, Inc.                               30,000  164,417
    Hiroshima Bank, Ltd. (The)                                  12,000   49,371
    Hitachi Capital Corp.                                        1,100   27,112
    Hitachi Chemical Co., Ltd.                                   4,600   67,674
#   Hitachi Construction Machinery Co., Ltd.                     3,800   70,515
    Hitachi High-Technologies Corp.                              1,500   34,314
    Hitachi Transport System, Ltd.                                 900   13,810
    Hokkoku Bank, Ltd. (The)                                     2,000    6,697
    Hokuhoku Financial Group, Inc.                              26,000   50,173
    House Foods Group, Inc.                                      1,600   26,624
    Ibiden Co., Ltd.                                             4,800   86,641
    Idemitsu Kosan Co., Ltd.                                     3,200   70,763
    Inpex Corp.                                                 29,600  431,669
    Isetan Mitsukoshi Holdings, Ltd.                            11,700  145,596
    ITOCHU Corp.                                                62,400  699,491
    Iyo Bank, Ltd. (The)                                         8,000   71,928
    J Front Retailing Co., Ltd.                                 22,000  139,844
    JFE Holdings, Inc.                                          20,700  382,562
    Joyo Bank, Ltd. (The)                                       14,000   68,139
    JTEKT Corp.                                                  7,500  109,429
    JX Holdings, Inc.                                           93,427  485,428
    K's Holdings Corp.                                             700   20,314
    Kagoshima Bank, Ltd. (The)                                   5,000   31,230
    Kajima Corp.                                                36,000  137,070
    Kamigumi Co., Ltd.                                           8,000   76,258
    Kaneka Corp.                                                 8,000   46,923
    Kawasaki Kisen Kaisha, Ltd.                                 26,000   52,207
    Keiyo Bank, Ltd. (The)                                       4,000   17,606
    Kewpie Corp.                                                 2,600   37,400
    Kinden Corp.                                                 2,000   18,413
    Kobe Steel, Ltd.                                           122,000  160,145
    Konica Minolta, Inc.                                        28,500  265,567
    Kuraray Co., Ltd.                                           22,400  251,860
    Kurita Water Industries, Ltd.                                1,700   35,802
    Kyocera Corp.                                               13,400  630,201
    Kyowa Hakko Kirin Co., Ltd.                                  8,000   91,102
    LIXIL Group Corp.                                              800   21,200
    Marubeni Corp.                                              71,000  474,451
    Marui Group Co., Ltd.                                        6,000   53,296
    Matsumotokiyoshi Holdings Co., Ltd.                          1,400   41,313
    Medipal Holdings Corp.                                       4,200   59,075
    MEIJI Holdings Co., Ltd.                                     2,302  141,266
    Mitsubishi Chemical Holdings Corp.                          82,600  330,567

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
JAPAN -- (Continued)
    Mitsubishi Corp.                                          49,800 $  891,784
    Mitsubishi Gas Chemical Co., Inc.                         13,000     75,055
#   Mitsubishi Logistics Corp.                                 6,000     86,082
    Mitsubishi Materials Corp.                                57,000    165,330
    Mitsubishi Tanabe Pharma Corp.                             7,800    106,956
    Mitsubishi UFJ Financial Group, Inc.                     459,000  2,441,648
    Mitsui & Co., Ltd.                                        72,300  1,025,385
#   Mitsui Chemicals, Inc.                                    29,000     70,667
    Mitsui Mining & Smelting Co., Ltd.                        21,000     52,073
    Mitsui OSK Lines, Ltd.                                    61,000    203,500
    Mizuho Financial Group, Inc.                             737,600  1,444,669
    MS&AD Insurance Group Holdings                            15,250    342,090
    Nagase & Co., Ltd.                                         2,000     24,506
    Nanto Bank, Ltd. (The)                                     3,000     11,260
    NEC Corp.                                                167,000    469,770
    NHK Spring Co., Ltd.                                         400      3,621
    Nippo Corp.                                                2,000     30,559
    Nippon Electric Glass Co., Ltd.                           16,000     78,271
    Nippon Express Co., Ltd.                                  41,000    193,820
    Nippon Meat Packers, Inc.                                  5,000     86,657
#   Nippon Paper Industries Co., Ltd.                          4,100     74,930
#   Nippon Shokubai Co., Ltd.                                  3,000     34,615
    Nippon Steel & Sumitomo Metal Corp.                      322,185    845,297
#   Nippon Yusen K.K.                                         79,000    214,131
    Nishi-Nippon City Bank, Ltd. (The)                        18,000     40,943
    Nissan Motor Co., Ltd.                                    89,900    775,711
#   Nisshin Seifun Group, Inc.                                 6,600     76,788
    Nisshin Steel Co., Ltd.                                    2,300     23,622
    Nisshinbo Holdings, Inc.                                   3,000     25,702
    NKSJ Holdings, Inc.                                        8,000    199,591
    NOK Corp.                                                  2,800     45,777
*   NTN Corp.                                                 19,000     65,026
#   NTT DOCOMO, Inc.                                          58,700    936,297
#   Obayashi Corp.                                            26,000    167,879
    Oji Holdings Corp.                                        40,000    168,060
    Onward Holdings Co., Ltd.                                  2,000     13,452
    Otsuka Holdings Co., Ltd.                                  2,800     80,662
    Rengo Co., Ltd.                                            6,000     26,812
    Resona Holdings, Inc.                                     36,100    184,579
    Ricoh Co., Ltd.                                           44,300    510,472
    Rohm Co., Ltd.                                             3,300    157,812
    Sankyo Co., Ltd.                                           1,800     71,984
    SBI Holdings, Inc.                                         8,180     93,546
    Seino Holdings Co., Ltd.                                   5,000     49,419
    Sekisui Chemical Co., Ltd.                                 7,000     70,939
    Sekisui House, Ltd.                                       29,500    354,106
    Shiga Bank, Ltd. (The)                                     4,000     21,873
    Shimizu Corp.                                             20,000    113,373
#   Shinsei Bank, Ltd.                                         5,000      9,748
    Shizuoka Bank, Ltd. (The)                                  9,000     85,995
#   Showa Denko K.K.                                          49,000     65,290
    Showa Shell Sekiyu K.K.                                    5,500     55,794

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
JAPAN -- (Continued)
    SKY Perfect JSAT Holdings, Inc.                           2,300 $    12,367
    Sohgo Security Services Co., Ltd.                         2,000      42,402
    Sojitz Corp.                                             34,370      54,195
#   Sony Corp.                                               12,400     217,689
    Sony Corp. Sponsored ADR                                 29,100     513,324
    Sumitomo Bakelite Co., Ltd.                               2,000       7,617
    Sumitomo Chemical Co., Ltd.                              88,000     330,145
    Sumitomo Corp.                                           49,200     638,640
    Sumitomo Electric Industries, Ltd.                       32,500     449,838
    Sumitomo Forestry Co., Ltd.                               3,000      30,512
#   Sumitomo Heavy Industries, Ltd.                          13,000      55,314
    Sumitomo Metal Mining Co., Ltd.                          25,000     377,613
    Sumitomo Mitsui Financial Group, Inc.                    25,700   1,015,929
    Sumitomo Mitsui Trust Holdings, Inc.                     48,030     197,917
    Sumitomo Osaka Cement Co., Ltd.                          14,000      55,680
    Sumitomo Rubber Industries, Ltd.                          1,400      19,457
    Suzuken Co., Ltd.                                         3,000     108,135
    Suzuki Motor Corp.                                       15,200     392,161
    T&D Holdings, Inc.                                       22,800     272,147
    Taiyo Nippon Sanso Corp.                                  1,000       7,971
    Takashimaya Co., Ltd.                                    12,000     113,690
    TDK Corp.                                                 7,300     311,283
    Teijin, Ltd.                                             36,000      88,490
    Tokai Rika Co., Ltd.                                      2,400      41,710
    Tokio Marine Holdings, Inc.                               5,300     156,169
    Tokyo Broadcasting System Holdings, Inc.                  1,700      18,467
#   Toppan Printing Co., Ltd.                                24,000     164,828
    Tosoh Corp.                                              21,000      80,134
    Toyo Seikan Group Holdings, Ltd.                          5,100      75,847
    Toyoda Gosei Co., Ltd.                                    1,400      25,796
    Toyota Tsusho Corp.                                      12,800     337,142
    TV Asahi Holdings Corp.                                     700      12,197
    Ube Industries, Ltd.                                     42,000      71,157
    UNY Group Holdings Co., Ltd.                              5,300      34,204
    Ushio, Inc.                                               4,100      53,553
    Wacoal Holdings Corp.                                     2,000      19,728
#   Yamada Denki Co., Ltd.                                   35,300     130,415
#   Yamaguchi Financial Group, Inc.                           7,000      64,553
    Yamaha Corp.                                              5,000      66,993
    Yamato Kogyo Co., Ltd.                                    1,600      46,141
#   Yamazaki Baking Co., Ltd.                                 5,000      61,092
                                                                    -----------
TOTAL JAPAN                                                          30,687,997
                                                                    -----------
NETHERLANDS -- (3.5%)
    Aegon NV                                                 66,432     608,943
    Akzo Nobel NV                                             6,147     473,701
#   ArcelorMittal(B295F26)                                   19,572     318,045
    ArcelorMittal(B03XPL1)                                   41,451     674,044
    Fugro NV                                                  1,469      97,343
*   ING Groep NV                                            109,394   1,563,771
*   ING Groep NV Sponsored ADR                               20,692     295,896
    Koninklijke Ahold NV                                     24,349     470,711

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
NETHERLANDS -- (Continued)
    Koninklijke Boskalis Westminster NV                        3,210 $  181,932
    Koninklijke DSM NV                                         8,456    607,206
*   Koninklijke KPN NV                                        25,088     89,134
    Koninklijke Philips NV                                    21,366    683,993
    TNT Express NV                                             3,513     31,658
                                                                     ----------
TOTAL NETHERLANDS                                                     6,096,377
                                                                     ----------
NEW ZEALAND -- (0.1%)
    Auckland International Airport, Ltd.                       7,235     24,780
    Contact Energy, Ltd.                                      20,560    100,990
    Fletcher Building, Ltd.                                      299      2,542
                                                                     ----------
TOTAL NEW ZEALAND                                                       128,312
                                                                     ----------
NORWAY -- (0.7%)
#   DNB ASA                                                   33,491    593,645
#   Norsk Hydro ASA                                           44,745    239,976
#   Orkla ASA                                                  5,458     45,141
*   Storebrand ASA                                            11,463     64,346
    Subsea 7 SA                                                8,201    164,219
#   Yara International ASA                                     2,875    135,905
                                                                     ----------
TOTAL NORWAY                                                          1,243,232
                                                                     ----------
PORTUGAL -- (0.1%)
#*  Banco Espirito Santo SA                                   40,541     71,860
*   EDP Renovaveis SA                                         22,018    150,992
                                                                     ----------
TOTAL PORTUGAL                                                          222,852
                                                                     ----------
SINGAPORE -- (1.0%)
    CapitaLand, Ltd.                                         105,000    268,724
    City Developments, Ltd.                                    4,000     34,656
    DBS Group Holdings, Ltd.                                  29,449    398,950
    Golden Agri-Resources, Ltd.                              277,000    135,130
    Hutchison Port Holdings Trust                             72,000     49,000
    Keppel Land, Ltd.                                         25,000     69,161
#*  Neptune Orient Lines, Ltd.                                 7,000      5,678
    Noble Group, Ltd.                                        199,000    204,906
    Olam International, Ltd.                                  39,000     69,592
    OUE Hospitality Trust                                        500        347
#   OUE, Ltd.                                                  3,000      5,439
    Singapore Airlines, Ltd.                                  28,800    238,764
    United Industrial Corp., Ltd.                             24,000     64,183
    UOL Group, Ltd.                                           12,400     63,665
    Venture Corp., Ltd.                                        3,000     18,376
    Wilmar International, Ltd.                                58,000    157,633
                                                                     ----------
TOTAL SINGAPORE                                                       1,784,204
                                                                     ----------
SPAIN -- (2.4%)
    Acciona SA                                                   930     75,651
    Banco de Sabadell SA                                      51,765    176,118
    Banco Popular Espanol SA                                  40,563    298,903
    Banco Santander SA                                       159,735  1,588,671

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
SPAIN -- (Continued)
#   CaixaBank SA                                             22,381 $   136,406
    Iberdrola SA                                            163,978   1,145,475
    Repsol SA                                                25,545     687,774
                                                                    -----------
TOTAL SPAIN                                                           4,108,998
                                                                    -----------
SWEDEN -- (2.7%)
#   Boliden AB                                                9,316     142,277
    ICA Gruppen AB                                            1,636      55,029
    Meda AB Class A                                           7,966     143,188
    Nordea Bank AB                                           85,572   1,239,989
    Skandinaviska Enskilda Banken AB Class A                 54,182     748,411
#*  SSAB AB Class A                                           5,533      48,307
#*  SSAB AB Class B                                           2,545      19,254
    Svenska Cellulosa AB Class A                                318       8,893
    Svenska Cellulosa AB Class B                             11,224     315,541
    Svenska Handelsbanken AB Class A                          6,120     307,836
    Swedbank AB Class A                                      12,557     336,049
    Tele2 AB Class B                                          7,621      97,390
    Telefonaktiebolaget LM Ericsson Class A                     164       1,890
    Telefonaktiebolaget LM Ericsson Class B                  47,807     576,479
    Telefonaktiebolaget LM Ericsson Sponsored ADR            30,813     369,448
    TeliaSonera AB                                           38,350     279,152
                                                                    -----------
TOTAL SWEDEN                                                          4,689,133
                                                                    -----------
SWITZERLAND -- (8.1%)
    Adecco SA                                                 4,123     346,134
    Aryzta AG                                                 4,655     430,287
    Baloise Holding AG                                        2,199     267,780
    Clariant AG                                              13,890     273,909
    Credit Suisse Group AG                                   51,115   1,620,480
    Givaudan SA                                                  56      88,378
    Holcim, Ltd.                                             10,715     982,741
    Julius Baer Group, Ltd.                                     229      10,726
    Lonza Group AG                                              799      83,624
    Novartis AG                                              38,719   3,365,939
    Novartis AG ADR                                          10,786     937,735
    OC Oerlikon Corp. AG                                      1,284      20,454
    Sulzer AG                                                 1,072     165,412
    Swiss Life Holding AG                                     1,200     295,651
    Swiss Re AG                                              22,063   1,929,213
    UBS AG(H89231338)                                        14,791     309,280
    UBS AG(B18YFJ4)                                          63,790   1,334,095
    Zurich Insurance Group AG                                 5,596   1,604,702
                                                                    -----------
TOTAL SWITZERLAND                                                    14,066,540
                                                                    -----------
UNITED KINGDOM -- (15.4%)
    Anglo American P.L.C.                                    50,374   1,346,653
    Barclays P.L.C.                                             293       1,251
    Barclays P.L.C. Sponsored ADR                           119,644   2,047,102
    Barratt Developments P.L.C.                              10,851      67,864
    BP P.L.C. Sponsored ADR                                 128,132   6,486,042

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
UNITED KINGDOM -- (Continued)
      Carnival P.L.C.                                        3,014 $    120,496
#     Carnival P.L.C. ADR                                    2,954      117,894
      Glencore Xstrata P.L.C.                              124,948      674,189
      HSBC Holdings P.L.C. Sponsored ADR                    66,182    3,396,460
      Investec P.L.C.                                        6,563       57,910
      J Sainsbury P.L.C.                                    44,505      252,468
      Kingfisher P.L.C.                                     66,999      474,106
*     Lloyds Banking Group P.L.C.                           71,659       91,380
*     Lloyds Banking Group P.L.C. ADR                      176,409      912,034
      Old Mutual P.L.C.                                    101,877      344,351
      Resolution, Ltd.                                      48,633      245,346
*     Royal Bank of Scotland Group P.L.C.                   28,132      142,529
*     Royal Bank of Scotland Group P.L.C. Sponsored ADR     18,812      191,130
#     Royal Dutch Shell P.L.C. ADR(780259107)               38,739    3,279,256
      Royal Dutch Shell P.L.C. ADR(780259206)               47,974    3,777,473
      RSA Insurance Group P.L.C.                            64,390      106,914
      Vedanta Resources P.L.C.                               3,221       51,579
      Vodafone Group P.L.C.                                367,083    1,393,669
      Vodafone Group P.L.C. Sponsored ADR                   25,108      953,093
      WM Morrison Supermarkets P.L.C.                       99,891      339,097
                                                                   ------------
TOTAL UNITED KINGDOM                                                 26,870,286
                                                                   ------------
TOTAL COMMON STOCKS                                                 156,327,805
                                                                   ------------
PREFERRED STOCKS -- (0.0%)

GERMANY -- (0.0%)
      Porsche Automobil Holding SE                             398       44,017
                                                                   ------------
RIGHTS/WARRANTS -- (0.0%)

AUSTRALIA -- (0.0%)
*     Bank of Queensland, Ltd. Rights 05/09/14               1,255           --
                                                                   ------------
FRANCE -- (0.0%)
*     Peugeot SA Warrants 04/29/17                           8,828       16,889
                                                                   ------------
HONG KONG -- (0.0%)
*     Sun Hung Kai Properties 04/22/16                       2,917        1,994
                                                                   ------------
SPAIN -- (0.0%)
*     Banco Santander SA                                   159,735       33,793
                                                                   ------------
TOTAL RIGHTS/WARRANTS                                                    52,676
                                                                   ------------

                                                          SHARES/
                                                           FACE
                                                          AMOUNT
                                                           (000)     VALUE+
                                                         --------- ------------
SECURITIES LENDING COLLATERAL -- (10.1%)
(S)@  DFA Short Term Investment Fund                     1,510,546   17,477,019
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $161,384,052)                  $173,901,517
                                                                   ============

VA INTERNATIONAL VALUE PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ---------------------------------------------
                                    LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                  ----------- ------------ ------- ------------
Common Stocks
   Australia                               -- $  8,127,010   --    $  8,127,010
   Austria                                 --      315,545   --         315,545
   Belgium                                 --    2,425,605   --       2,425,605
   Canada                         $13,557,458           --   --      13,557,458
   Denmark                                 --    2,768,522   --       2,768,522
   Finland                                 --    1,738,626   --       1,738,626
   France                              63,397   16,450,148   --      16,513,545
   Germany                            862,598   12,560,331   --      13,422,929
   Hong Kong                               --    3,759,507   --       3,759,507
   Ireland                            209,079      148,497   --         357,576
   Israel                                  --      683,389   --         683,389
   Italy                              318,432    2,441,730   --       2,760,162
   Japan                              513,324   30,174,673   --      30,687,997
   Netherlands                        613,941    5,482,436   --       6,096,377
   New Zealand                             --      128,312   --         128,312
   Norway                                  --    1,243,232   --       1,243,232
   Portugal                                --      222,852   --         222,852
   Singapore                               --    1,784,204   --       1,784,204
   Spain                                   --    4,108,998   --       4,108,998
   Sweden                             369,448    4,319,685   --       4,689,133
   Switzerland                      1,247,015   12,819,525   --      14,066,540
   United Kingdom                  21,160,484    5,709,802   --      26,870,286
Preferred Stocks
   Germany                                 --       44,017   --          44,017
Rights/Warrants
   Australia                               --           --   --              --
   France                                  --       16,889   --          16,889
   Hong Kong                               --        1,994   --           1,994
   Spain                                   --       33,793   --          33,793
Securities Lending Collateral              --   17,477,019   --      17,477,019
                                  ----------- ------------   --    ------------
TOTAL                             $38,915,176 $134,986,341   --    $173,901,517
                                  =========== ============   ==    ============

                       VA INTERNATIONAL SMALL PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                            SHARES  VALUE++
                                                            ------- --------
COMMON STOCKS -- (87.8%)

AUSTRALIA -- (4.8%)
    Adelaide Brighton, Ltd.                                  25,479 $ 92,871
*   AED Oil, Ltd.                                             4,139       --
    Ainsworth Game Technology, Ltd.                             752    2,909
#*  Alkane Resources, Ltd.                                   19,700    5,600
*   Alliance Resources, Ltd.                                 21,658    4,638
    Amalgamated Holdings, Ltd.                                5,533   45,241
    Amcom Telecommunications, Ltd.                           11,807   23,100
    Ansell, Ltd.                                              6,552  110,343
*   Antares Energy, Ltd.                                     12,881    4,797
*   APN News & Media, Ltd.                                   73,867   48,716
#*  Aquarius Platinum, Ltd.                                  18,485    6,625
#*  Aquila Resources, Ltd.                                    5,368   12,522
*   Arafura Resources, Ltd.                                   7,863      541
    ARB Corp., Ltd.                                           3,547   40,284
    Aristocrat Leisure, Ltd.                                 22,664  106,330
    Arrium, Ltd.                                            105,647  117,739
#   Atlas Iron, Ltd.                                         49,744   42,189
*   Aurora Oil & Gas, Ltd.                                   28,855  109,639
#   Ausdrill, Ltd.                                           21,215   18,406
    Ausenco, Ltd.                                             6,384    3,297
*   Austal, Ltd.                                              6,527    6,373
    Austbrokers Holdings, Ltd.                                3,717   35,135
#   Austin Engineering, Ltd.                                  1,943    3,725
#*  Australian Agricultural Co., Ltd.                        35,981   42,813
#   Australian Infrastructure Fund, Ltd.                     40,779      171
    Australian Pharmaceutical Industries, Ltd.               21,680   11,696
    Automotive Holdings Group, Ltd.                          14,160   52,787
*   AVJennings, Ltd.                                         30,044   16,131
*   AWE, Ltd.                                                35,889   52,428
    BC Iron, Ltd.                                            12,894   52,533
    Beach Energy, Ltd.                                       87,341  139,777
*   Beadell Resources, Ltd.                                  69,221   42,616
    Bega Cheese, Ltd.                                         8,293   39,733
*   Billabong International, Ltd.                            11,908    5,267
    Blackmores, Ltd.                                            382    9,542
#*  Boart Longyear, Ltd.                                     30,454    8,101
*   Boom Logistics, Ltd.                                     20,098    3,005
#   Bradken, Ltd.                                            11,422   45,078
#   Breville Group, Ltd.                                      5,880   50,212
#   Brickworks, Ltd.                                          2,046   25,505
    BT Investment Management, Ltd.                            3,396   21,196
#   Cabcharge Australia, Ltd.                                 9,538   34,429
#   Cardno, Ltd.                                             10,002   65,139
*   Carnarvon Petroleum, Ltd.                                 6,703      543
    carsales.com, Ltd.                                       12,426  125,841
#   Cash Converters International, Ltd.                      15,875   16,113
    Cedar Woods Properties, Ltd.                              2,100   14,144
*   Citigold Corp., Ltd.                                     58,895    2,192
#*  Coal of Africa, Ltd.                                     22,474    1,553
#*  Coalspur Mines, Ltd.                                     21,206    3,555
#*  Cockatoo Coal, Ltd.                                      92,097    2,986

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
AUSTRALIA -- (Continued)
#   Codan, Ltd.                                               2,725 $  1,699
    Crowe Horwath Australasia, Ltd.                           9,562    3,287
#   CSG, Ltd.                                                14,081   11,459
    CSR, Ltd.                                                39,692  135,176
#*  Cudeco, Ltd.                                              4,262    7,473
#   David Jones, Ltd.                                        33,723  123,539
    Decmil Group, Ltd.                                        8,327   15,780
#   Domino's Pizza Enterprises, Ltd.                          3,237   59,709
    Downer EDI, Ltd.                                         36,327  169,586
#*  Drillsearch Energy, Ltd.                                 45,211   67,701
    DuluxGroup, Ltd.                                         29,222  156,081
    Echo Entertainment Group, Ltd.                           50,672  133,277
#*  Elders, Ltd.                                             15,828    1,620
*   Emeco Holdings, Ltd.                                     37,864    9,223
*   Energy World Corp., Ltd.                                 50,545   13,422
    Envestra, Ltd.                                           91,701   99,520
#   Evolution Mining, Ltd.                                    9,266    7,393
    Fairfax Media, Ltd.                                     140,008  127,922
#   Fleetwood Corp., Ltd.                                     6,315   13,582
    FlexiGroup, Ltd.                                          6,860   24,699
*   Flinders Mines, Ltd.                                    135,740    2,657
#   Forge Group, Ltd.                                         2,468       --
    G8 Education, Ltd.                                        4,894   21,345
*   Galaxy Resources, Ltd.                                   21,890    1,179
#*  Gindalbie Metals, Ltd.                                   27,192    1,470
    Goodman Fielder, Ltd.                                   127,846   80,234
    GrainCorp, Ltd. Class A                                  11,240   92,701
#*  Gryphon Minerals, Ltd.                                   13,245    1,678
#   GUD Holdings, Ltd.                                        5,383   26,809
#*  Gunns, Ltd.                                              32,848       --
    GWA Group, Ltd.                                          14,186   35,593
    Hills, Ltd.                                              26,079   41,038
#*  Horizon Oil, Ltd.                                        75,236   26,646
    iiNET, Ltd.                                               9,099   60,745
#   Imdex, Ltd.                                              13,781    9,444
    Independence Group NL                                    15,853   64,268
#*  Infigen Energy                                           14,000    2,409
*   Intrepid Mines, Ltd.                                      7,169    1,835
    Invocare, Ltd.                                            7,742   76,754
    IOOF Holdings, Ltd.                                      13,685  108,201
    Iress, Ltd.                                               9,257   71,420
*   Iron Ore Holdings, Ltd.                                   7,983    6,982
#   JB Hi-Fi, Ltd.                                            7,902  141,999
*   Kagara, Ltd.                                             27,762      593
#*  Karoon Gas Australia, Ltd.                                5,930   13,628
#*  Kingsgate Consolidated, Ltd.                             11,507    9,620
#*  Lynas Corp., Ltd.                                        10,000    1,533
#   M2 Group, Ltd.                                           13,520   71,040
    MACA, Ltd.                                                3,463    6,920
*   Macmahon Holdings, Ltd.                                  69,831    6,847
    Macquarie Atlas Roads Group                              10,938   31,734
    Magellan Financial Group, Ltd.                            3,957   46,243

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
AUSTRALIA -- (Continued)
*   Mayne Pharma Group, Ltd.                                    52,407 $ 41,525
#   McMillan Shakespeare, Ltd.                                   4,394   39,801
*   Medusa Mining, Ltd.                                          7,354   12,357
    Mermaid Marine Australia, Ltd.                              18,410   36,674
#*  Mesoblast, Ltd.                                              7,543   32,729
    Metcash, Ltd.                                               35,507   91,726
    Mincor Resources NL                                         14,047   10,529
*   Mineral Deposits, Ltd.                                       3,797    7,063
    Mineral Resources, Ltd.                                      9,849  106,937
*   Molopo Energy, Ltd.                                         15,907    2,445
#   Monadelphous Group, Ltd.                                     7,985  130,190
    Mortgage Choice, Ltd.                                       10,500   25,921
#   Mount Gibson Iron, Ltd.                                     38,346   26,187
#   Myer Holdings, Ltd.                                         44,787   92,783
    Navitas, Ltd.                                               19,169  131,450
#   NIB Holdings, Ltd.                                          27,676   70,851
    Northern Star Resources, Ltd.                               35,899   39,269
    NRW Holdings, Ltd.                                          16,092   16,835
#   Nufarm, Ltd.                                                20,029   77,482
    Oakton, Ltd.                                                 7,474   10,085
#*  Orocobre, Ltd.                                               7,187   14,924
    OZ Minerals, Ltd.                                           19,289   66,384
    Pacific Brands, Ltd.                                        63,194   29,753
#*  Paladin Energy, Ltd.                                        45,144   18,360
    PanAust, Ltd.                                               15,632   23,508
    Panoramic Resources, Ltd.                                    8,860    5,197
*   Peet, Ltd.                                                   8,023    9,616
    Perpetual, Ltd.                                              2,899  126,908
#*  Perseus Mining, Ltd.                                        28,599    9,363
#*  Pharmaxis, Ltd.                                             18,394    1,354
#*  Platinum Australia, Ltd.                                    23,193      129
*   PMP, Ltd.                                                   17,571    6,963
    Premier Investments, Ltd.                                    8,397   77,555
    Primary Health Care, Ltd.                                   40,299  176,136
    Prime Media Group, Ltd.                                      5,377    4,947
    Programmed Maintenance Services, Ltd.                        4,827   12,781
    Qube Holdings, Ltd.                                          7,121   14,746
#*  Ramelius Resources, Ltd.                                    16,758    1,640
    RCR Tomlinson, Ltd.                                         10,693   27,230
#   Reckon, Ltd.                                                 1,448    2,652
*   Red Fork Energy, Ltd.                                        6,630      647
#   Regis Resources, Ltd.                                       22,571   51,186
#   Reject Shop, Ltd. (The)                                      1,897   17,670
*   Resolute Mining, Ltd.                                       79,046   44,680
    Retail Food Group, Ltd.                                     13,321   51,807
*   Rex Minerals, Ltd.                                           7,834    2,442
    Ridley Corp., Ltd.                                          33,330   26,167
*   Roc Oil Co., Ltd.                                           66,001   29,478
#   SAI Global, Ltd.                                            14,562   57,860
    Salmat, Ltd.                                                 3,642    6,477
#*  Samson Oil & Gas, Ltd.                                      76,724    1,326
*   Sandfire Resources NL                                        2,891   15,358

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
AUSTRALIA -- (Continued)
*   Saracen Mineral Holdings, Ltd.                           36,822 $   11,336
    Select Harvests, Ltd.                                     3,697     21,683
*   Senex Energy, Ltd.                                       69,792     43,351
#   Servcorp, Ltd.                                            1,569      6,768
    Service Stream, Ltd.                                     25,993      4,969
    Seven West Media, Ltd.                                   34,883     60,611
    Sigma Pharmaceuticals, Ltd.                             129,270     87,242
*   Silex Systems, Ltd.                                       1,112      1,875
*   Silver Lake Resources, Ltd.                              25,841      9,889
#*  Sims Metal Management, Ltd.                              13,980    127,857
    Sirtex Medical, Ltd.                                      2,800     41,097
    Skilled Group, Ltd.                                      14,670     37,518
    Slater & Gordon, Ltd.                                     6,880     30,186
#   SMS Management & Technology, Ltd.                         6,207     21,681
    Southern Cross Media Group, Ltd.                         67,418     80,735
    Spark Infrastructure Group                               72,465    119,081
    Specialty Fashion Group, Ltd.                            19,600     16,883
#*  St Barbara, Ltd.                                         26,761      5,379
*   Starpharma Holdings, Ltd.                                 8,008      5,291
    STW Communications Group, Ltd.                           29,890     39,262
*   Sundance Energy Australia, Ltd.                          47,232     45,793
    Sunland Group, Ltd.                                      14,139     21,974
    Super Retail Group, Ltd.                                 11,908    112,713
#*  Tap Oil, Ltd.                                            20,587      7,949
    Tassal Group, Ltd.                                        7,976     30,776
    Technology One, Ltd.                                     23,020     54,041
#*  Ten Network Holdings, Ltd.                              107,739     27,139
    TFS Corp., Ltd.                                           1,025      1,623
*   Tiger Resources, Ltd.                                    96,920     32,235
    Tox Free Solutions, Ltd.                                  8,871     28,567
*   Transfield Services, Ltd.                                28,963     25,936
*   Transpacific Industries Group, Ltd.                      81,277     84,521
#   Treasury Wine Estates, Ltd.                               7,763     27,647
#*  Troy Resources, Ltd.                                      2,843      2,595
#   UGL, Ltd.                                                 8,011     50,381
    UXC, Ltd.                                                17,099     13,435
    Village Roadshow, Ltd.                                   10,695     70,216
#*  Virgin Australia Holdings, Ltd.                         149,153     51,334
    Virgin Australia Holdings, Ltd. (ACI01NXR8)             110,192         --
#   Vocus Communications, Ltd.                                4,713     19,760
    Watpac, Ltd.                                              6,412      4,804
    Western Areas, Ltd.                                      13,924     53,747
#*  White Energy Co., Ltd.                                    9,723      1,536
#*  Whitehaven Coal, Ltd.                                    10,803     14,721
    Wide Bay Australia, Ltd.                                    777      4,318
#   Wotif.com Holdings, Ltd.                                  5,438     13,533
                                                                    ----------
TOTAL AUSTRALIA                                                      7,483,890
                                                                    ----------
AUSTRIA -- (0.9%)
    Agrana Beteiligungs AG                                      319     36,924
    Atrium European Real Estate, Ltd.                        11,257     64,838
*   BUWOG AG                                                    358      6,573

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
AUSTRIA -- (Continued)
    Conwert Immobilien Invest SE                             5,431 $   78,249
    EVN AG                                                   2,083     29,028
#   Flughafen Wien AG                                          669     65,681
    IMMOFINANZ AG                                            7,160     26,589
#   Kapsch TrafficCom AG                                       127      7,049
#   Lenzing AG                                                 468     29,876
#   Mayr Melnhof Karton AG                                     840    106,951
    Oberbank AG                                              1,045     72,418
#   Oesterreichische Post AG                                 1,954     99,864
    Palfinger AG                                               904     33,453
    RHI AG                                                   2,079     72,773
    S IMMO AG                                                2,718     21,483
#   Schoeller-Bleckmann Oilfield Equipment AG                  838    106,526
    Semperit AG Holding                                        778     43,436
    Strabag SE                                               1,012     28,289
    Telekom Austria AG                                       7,445     73,885
    UNIQA Insurance Group AG                                 7,858    100,378
#   Wienerberger AG                                          9,089    168,705
    Zumtobel AG                                              2,862     59,508
                                                                   ----------
TOTAL AUSTRIA                                                       1,332,476
                                                                   ----------
BELGIUM -- (1.3%)
*   Ablynx NV                                                4,354     51,984
    Ackermans & van Haaren NV                                2,145    277,376
*   AGFA-Gevaert NV                                         15,370     58,887
    Arseus NV                                                1,959    110,966
    Banque Nationale de Belgique                                20     96,544
    Barco NV                                                 1,156     86,152
    Cie d'Entreprises CFE                                      616     67,876
    Cie Immobiliere de Belgique SA                             200     11,436
    Cie Maritime Belge SA                                    1,500     44,574
    D'ieteren SA                                             2,276    105,295
*   Deceuninck NV                                            6,500     22,328
#   Econocom Group                                           7,084     75,972
    Elia System Operator SA                                  2,024    107,355
*   Euronav NV                                               3,684     44,580
    EVS Broadcast Equipment SA                               1,309     82,890
    Exmar NV                                                 1,500     25,036
*   Ion Beam Applications                                      675      9,336
    Kinepolis Group NV                                         400     78,309
    Lotus Bakeries                                               6      6,665
    Melexis NV                                               1,570     63,133
    Mobistar SA                                              2,853     55,676
#   NV Bekaert SA                                            3,021    122,949
#   Nyrstar NV                                               6,040     24,049
    Recticel SA                                              1,421     12,796
*   Roularta Media Group NV                                    455      8,115
    Sipef SA                                                   540     47,169
#   Tessenderlo Chemie NV                                    2,881     88,229
#*  ThromboGenics NV                                         2,924     93,160
    Van de Velde NV                                            393     20,918

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
BELGIUM -- (Continued)
*   Viohalco SA                                              9,200 $   57,642
                                                                   ----------
TOTAL BELGIUM                                                       1,957,397
                                                                   ----------
CANADA -- (8.2%)
*   5N Plus, Inc.                                            2,300     10,135
    Absolute Software Corp.                                  2,400     15,043
#   Acadian Timber Corp.                                       500      5,748
*   Advantage Oil & Gas, Ltd.                               12,979     82,181
    Aecon Group, Inc.                                        5,091     85,512
#   AG Growth International, Inc.                            1,006     39,816
    AGF Management, Ltd. Class B                             7,733     86,146
*   Ainsworth Lumber Co., Ltd.                               5,800     19,897
    Akita Drilling, Ltd. Class A                             1,200     19,247
    Alacer Gold Corp.                                       10,187     24,351
    Alamos Gold, Inc.                                        8,069     75,459
#   Alaris Royalty Corp.                                       900     21,965
#*  Alexco Resource Corp.                                    2,700      3,547
#   Algonquin Power & Utilities Corp.                       11,549     83,031
    Alliance Grain Traders, Inc.                               462      7,726
#*  Altius Minerals Corp.                                    1,000     13,138
    Altus Group, Ltd.                                        2,300     40,815
*   Alvopetro Energy, Ltd.                                   5,292      4,587
#*  Argonaut Gold, Inc.                                      9,592     35,443
#*  Asanko Gold, Inc.                                        2,901      6,167
*   ATS Automation Tooling Systems, Inc.                     6,360     82,398
#   AuRico Gold, Inc.                                       18,382     76,476
    AutoCanada, Inc.                                         1,300     83,025
*   Avigilon Corp.                                           1,700     40,032
    Axia NetMedia Corp.                                      4,000      9,416
#*  B2Gold Corp.                                            45,718    131,392
    Badger Daylighting, Ltd.                                 1,800     62,734
#*  Ballard Power Systems, Inc.                              3,700     13,503
*   Bankers Petroleum, Ltd.                                 24,596    133,970
*   Bauer Performance Sports, Ltd.                           2,972     41,161
*   Bellatrix Exploration, Ltd.                              8,056     78,351
*   Birchcliff Energy, Ltd.                                  7,200     83,493
#   Bird Construction, Inc.                                  2,238     28,790
#   Black Diamond Group, Ltd.                                1,800     56,592
#*  BlackPearl Resources, Inc.                              20,370     57,242
#   BMTC Group, Inc. Class A                                   850     12,214
#*  BNK Petroleum, Inc.                                      3,400      6,483
#   Bonterra Energy Corp.                                    1,261     65,774
    Boralex, Inc. Class A                                    2,200     25,612
*   Brookfield Residential Properties, Inc.                  3,570     70,224
    Calfrac Well Services, Ltd.                              2,622     90,785
*   Calvalley Petroleums, Inc. Class A                       2,013      2,902
#   Canaccord Genuity Group, Inc.                            5,950     51,409
*   Canacol Energy, Ltd.                                     8,550     64,434
    Canada Bread Co., Ltd.                                     800     52,728
#   Canadian Energy Services & Technology Corp.              4,711    138,917
    Canadian Western Bank                                    3,569    120,937
    Canam Group, Inc. Class A                                2,100     26,862

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
CANADA -- (Continued)
    CanElson Drilling, Inc.                                  7,191 $ 53,930
    Canexus Corp.                                            7,454   32,780
*   Canfor Corp.                                             3,167   71,832
    Canfor Pulp Products, Inc.                               3,143   34,927
#   Canyon Services Group, Inc.                              5,900   81,175
#   Capital Power Corp.                                      5,245  117,816
#   Capstone Infrastructure Corp.                           10,094   37,298
*   Capstone Mining Corp.                                   22,812   60,149
    Cascades, Inc.                                           3,900   22,844
*   Cash Store Financial Services, Inc. (The)                  605       64
    Cathedral Energy Services, Ltd.                            511    1,995
    CCL Industries, Inc. Class B                             1,500  136,390
*   Celestica, Inc.                                         20,200  224,107
    Centerra Gold, Inc.                                      7,311   37,487
*   Cequence Energy, Ltd.                                    7,268   20,026
*   China Gold International Resources Corp., Ltd.           9,700   24,957
*   Chinook Energy, Inc.                                     1,124    1,969
    Churchill Corp. Class A                                  1,045   10,554
#   Cineplex, Inc.                                           3,352  126,336
    Cogeco Cable, Inc.                                       1,000   54,742
    Cogeco, Inc.                                               400   20,963
*   COM DEV International, Ltd.                              4,500   14,986
    Computer Modelling Group, Ltd.                           2,681   73,088
*   Connacher Oil and Gas, Ltd.                             18,200    5,397
    Contrans Group, Inc. Class A                             1,122   14,720
#*  Copper Mountain Mining Corp.                             3,835    8,152
    Corby Spirit and Wine, Ltd.                                900   17,958
#*  Corridor Resources, Inc.                                 2,900    5,900
#   Corus Entertainment, Inc. Class B                        5,600  125,790
    Cott Corp.                                               9,010   73,162
*   Crew Energy, Inc.                                        7,852   88,976
    Davis + Henderson Corp.                                  5,466  158,287
*   DeeThree Exploration, Ltd.                               5,400   57,840
*   Delphi Energy Corp.                                      7,188   21,970
*   Denison Mines Corp.                                     20,344   27,842
*   Descartes Systems Group, Inc. (The)                      5,100   69,098
#   DirectCash Payments, Inc.                                  100    1,347
*   Dominion Diamond Corp.                                   6,354   79,827
    Dorel Industries, Inc. Class B                           2,700   96,762
#*  DragonWave, Inc.                                         1,751    2,428
*   Duluth Metals, Ltd.                                      6,500    3,677
*   Dundee Precious Metals, Inc.                             5,755   19,112
    E-L Financial Corp., Ltd.                                  104   69,877
#*  Eastern Platinum, Ltd.                                  39,900    2,366
#   Enbridge Income Fund Holdings, Inc.                      4,695  114,114
*   Endeavour Mining Corp.                                   3,313    2,599
*   Endeavour Silver Corp.                                   4,916   22,471
    Enerflex, Ltd.                                           3,109   49,469
*   Energy Fuels, Inc.                                         331    2,570
    Enghouse Systems, Ltd.                                   1,500   42,767
    Equitable Group, Inc.                                      400   21,979
*   Essential Energy Services Trust                         11,693   30,511

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
CANADA -- (Continued)
    Evertz Technologies, Ltd.                                3,700 $ 55,025
*   Excellon Resources, Inc.                                 1,910    2,527
#   Exchange Income Corp.                                      743   12,588
#   Extendicare, Inc.                                        9,010   55,406
*   First Majestic Silver Corp.                              7,600   72,113
    FirstService Corp.                                       2,646  130,604
*   Forsys Metals Corp.                                      2,500    1,169
#*  Fortress Paper, Ltd. Class A                               500    1,437
*   Fortuna Silver Mines, Inc.                               8,500   35,208
#*  Fortune Bay Corp.                                        1,164      319
    Glacier Media, Inc.                                      1,800    2,348
    Gluskin Sheff + Associates, Inc.                         1,900   57,101
*   GLV, Inc. Class A                                          781    2,857
    GMP Capital, Inc.                                        2,541   19,265
#*  Golden Star Resources, Ltd.                             13,100    8,008
*   Gran Tierra Energy, Inc.                                18,587  132,104
*   Great Canadian Gaming Corp.                              5,600   77,405
*   Great Panther Silver, Ltd.                               9,200   10,073
#*  Guyana Goldfields, Inc.                                  3,229    7,070
*   Heroux-Devtek, Inc.                                      2,400   25,094
#   Home Capital Group, Inc.                                 3,700  156,331
    Horizon North Logistics, Inc.                            8,717   63,545
    HudBay Minerals, Inc.                                   12,631  107,750
#*  Imax Corp.                                               4,384  112,355
*   Imperial Metals Corp.                                    5,000   63,638
*   Imris, Inc.                                              1,500    1,793
#   Innergex Renewable Energy, Inc.                          4,910   47,485
*   International Forest Products, Ltd. Class A              5,200   78,850
#*  International Tower Hill Mines, Ltd.                     1,260      851
    Intertape Polymer Group, Inc.                            4,444   52,142
*   Ithaca Energy, Inc.                                     22,911   60,201
#*  Ivanhoe Energy, Inc.                                     3,367    1,690
#*  Jaguar Mining, Inc.                                      4,030      202
#   Just Energy Group, Inc.                                 10,855   86,262
*   Kelt Exploration, Ltd.                                   1,500   18,845
#   Killam Properties, Inc.                                  3,268   31,158
*   Kingsway Financial Services, Inc.                          600    3,542
#*  Kirkland Lake Gold, Inc.                                 5,200   14,660
*   Knight Therapeutics, Inc.                                  787    4,172
#*  Lake Shore Gold Corp.                                   15,400   12,364
    Laurentian Bank of Canada                                3,100  133,158
*   Le Chateau, Inc. Class A                                 1,200    2,989
*   Legacy Oil + Gas, Inc.                                  16,233  126,333
#   Leisureworld Senior Care Corp.                           1,171   13,056
#   Leon's Furniture, Ltd.                                   2,400   32,977
#   Lightstream Resources, Ltd.                             14,201   85,382
    Linamar Corp.                                            4,388  219,670
#   Liquor Stores N.A., Ltd.                                   966   10,470
#   Long Run Exploration, Ltd.                               5,150   26,031
*   Lucara Diamond Corp.                                    25,900   45,134
    Major Drilling Group International, Inc.                 6,773   53,267
    Manitoba Telecom Services, Inc.                          1,732   47,865

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
CANADA -- (Continued)
    Maple Leaf Foods, Inc.                                   7,600 $125,575
    Martinrea International, Inc.                            5,233   52,710
#*  Maxim Power Corp.                                        1,300    3,564
#   Medical Facilities Corp.                                 3,200   55,618
*   Mercator Minerals, Ltd.                                  8,400      805
*   Mitel Networks Corp.                                     2,880   26,381
#*  Mood Media Corp.                                         7,900    4,325
#   Morneau Shepell, Inc.                                    3,901   57,089
    MTY Food Group, Inc.                                     1,000   27,645
#   Mullen Group, Ltd.                                       6,351  172,211
*   Nautilus Minerals, Inc.                                  5,100    2,745
    Nevsun Resources, Ltd.                                  16,235   58,805
#   New Flyer Industries, Inc.                                 400    4,241
    Newalta Corp.                                            2,753   50,486
#*  Niko Resources, Ltd.                                     1,800    3,383
    Norbord, Inc.                                            1,690   41,400
*   Nordion, Inc.                                            8,500   98,257
    North American Energy Partners, Inc.                     1,500   11,783
#*  North American Palladium, Ltd.                           5,795    1,679
    North West Co., Inc. (The)                               4,181   92,466
*   Northern Dynasty Minerals, Ltd.                          2,375    1,798
#   Northland Power, Inc.                                    6,054   94,617
#*  Novagold Resources, Inc.                                12,550   44,198
*   NuVista Energy, Ltd.                                    11,660  116,382
*   OceanaGold Corp.                                        18,753   47,565
*   Osisko Mining Corp.                                      9,936   71,162
*   Painted Pony Petroleum, Ltd.                             4,934   50,958
    Pan American Silver Corp.                                9,243  119,749
*   Parex Resources, Inc.                                    7,640   76,397
#   Parkland Fuel Corp.                                      3,959   73,325
#   Pason Systems, Inc.                                      5,800  161,080
#*  Perpetual Energy, Inc.                                   4,555    7,480
*   Petrobank Energy & Resources, Ltd.                       6,259    2,741
#   PHX Energy Services Corp.                                1,600   22,057
#*  Pilot Gold, Inc.                                         2,374    3,141
#*  Polymet Mining Corp.                                    10,894   13,716
#*  Poseidon Concepts Corp.                                  2,814        7
    Premium Brands Holdings Corp.                            1,330   25,664
*   Primero Mining Corp.                                     6,154   38,909
    QLT, Inc.                                                5,800   33,550
#*  Questerre Energy Corp. Class A                           6,950    7,990
    Reitmans Canada, Ltd. Class A                            4,500   27,303
#*  Resverlogix Corp.                                        1,300      795
    Richelieu Hardware, Ltd.                                 1,000   44,788
#   Ritchie Bros Auctioneers, Inc.                           6,300  157,435
*   RMP Energy, Inc.                                        11,827   90,101
#   Rogers Sugar, Inc.                                       5,100   22,800
#   RONA, Inc.                                              13,485  135,951
#*  Rubicon Minerals Corp.                                   8,300    8,860
#   Russel Metals, Inc.                                      6,400  188,313
#*  Sabina Gold & Silver Corp.                               5,619    3,742
#*  San Gold Corp.                                          10,700    1,611

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
CANADA -- (Continued)
#*  Sandstorm Gold, Ltd.                                     7,400 $ 40,982
*   Sandvine Corp.                                          10,800   38,429
#   Savanna Energy Services Corp.                            6,382   51,764
*   Scorpio Mining Corp.                                     6,390    1,516
    Secure Energy Services, Inc.                             3,394   60,879
    SEMAFO, Inc.                                            18,100   67,707
    ShawCor, Ltd.                                            1,961   87,346
    Sherritt International Corp.                            22,637   95,831
*   Shore Gold, Inc.                                        15,000    3,216
#*  Sierra Wireless, Inc.                                    2,200   47,491
#*  Silver Standard Resources, Inc.                          6,506   64,404
#*  Southern Pacific Resource Corp.                         28,100    8,204
#*  SouthGobi Resources, Ltd.                                9,305    5,943
    Sprott Resource Corp.                                    6,554   15,129
#   Sprott, Inc.                                             5,388   15,976
#   Spyglass Resources Corp.                                   683    1,127
*   St Andrew Goldfields, Ltd.                              13,300    3,944
    Stantec, Inc.                                            3,000  177,802
    Stella-Jones, Inc.                                       2,800   76,537
#   Student Transportation, Inc.                             5,497   33,953
*   Sulliden Gold Corp., Ltd.                               10,800    7,489
*   SunOpta, Inc.                                            4,443   51,603
#   Superior Plus Corp.                                      9,714  117,077
#   Surge Energy, Inc.                                       5,000   31,614
#*  TAG Oil, Ltd.                                            4,231   12,314
*   Taseko Mines, Ltd.                                      16,000   34,597
*   Tembec, Inc.                                             1,115    2,462
#*  Teranga Gold Corp.                                       1,000      657
#*  Thompson Creek Metals Co., Inc.                         14,933   40,056
    Timminco, Ltd.                                           6,400        6
*   Timmins Gold Corp.                                       6,306    8,860
    TORC Oil & Gas, Ltd.                                     5,006   61,113
    Toromont Industries, Ltd.                                3,709   91,739
    Torstar Corp. Class B                                    4,700   28,001
    Total Energy Services, Inc.                              1,737   34,231
*   Tourmaline Oil Corp.                                       163    8,421
    Transcontinental, Inc. Class A                           6,505   94,781
    TransForce, Inc.                                         4,951  108,095
*   TransGlobe Energy Corp.                                  6,000   46,750
    Trican Well Service, Ltd.                               11,624  166,504
    Trinidad Drilling, Ltd.                                 10,700  119,686
*   TVA Group, Inc. Class B                                  1,200    9,580
#   Twin Butte Energy, Ltd.                                 24,297   52,316
*   Uex Corp.                                                6,400    2,540
    Uni-Select, Inc.                                         1,100   30,138
    Valener, Inc.                                            3,700   52,696
#   Vicwest, Inc.                                              400    3,482
*   Virginia Mines, Inc.                                     1,215   12,637
#   Wajax Corp.                                              1,263   40,850
    WaterFurnace Renewable Energy, Inc.                        300    6,282
*   Wesdome Gold Mines, Ltd.                                 3,085    2,336
    West Fraser Timber Co., Ltd.                             2,983  133,358

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
CANADA -- (Continued)
    Western Energy Services Corp.                            4,624 $    47,504
    Western Forest Products, Inc.                            6,000      11,988
    Whistler Blackcomb Holdings, Inc.                        1,600      23,941
#   Whitecap Resources, Inc.                                 7,919     104,474
    Wi-Lan, Inc.                                            10,900      33,514
    Winpak, Ltd.                                             2,400      60,479
    WSP Global, Inc.                                         2,117      72,450
*   Xtreme Drilling and Coil Services Corp.                  1,900       8,685
#   Zargon Oil & Gas, Ltd.                                   1,612      14,207
    Zenith Epigenetics Corp.                                 1,300          96
                                                                   -----------
TOTAL CANADA                                                        12,580,224
                                                                   -----------
CHINA -- (0.0%)
*   Hanfeng Evergreen, Inc.                                  2,400       1,511
                                                                   -----------
DENMARK -- (1.6%)
#   ALK-Abello A.S.                                            529      73,400
*   Alm Brand A.S.                                           7,780      37,789
    Ambu A.S. Class B                                          519      34,704
*   Auriga Industries A.S. Class B                             950      35,184
*   Bang & Olufsen A.S.                                      2,970      30,676
*   Bavarian Nordic A.S.                                     1,311      27,830
    D/S Norden A.S.                                          1,594      63,756
    Dfds A.S.                                                  512      40,486
    East Asiatic Co., Ltd. A.S.                              1,200      15,953
    FLSmidth & Co. A.S.                                      1,410      75,488
*   Genmab A.S.                                              2,656      98,945
    GN Store Nord A.S.                                       5,086     122,871
    IC Companys A.S.                                           310       9,256
*   Jyske Bank A.S.                                          4,088     224,758
    NKT Holding A.S.                                         2,336     147,381
    Nordjyske Bank A.S.                                        422       9,120
*   Parken Sport & Entertainment A.S.                          400       5,316
    PER Aarsleff A.S. Class B                                  150      27,195
    Ringkjoebing Landbobank A.S.                               346      79,168
    Rockwool International A.S. Class B                        427      82,365
*   Royal UNIBREW                                              746     116,124
    Schouw & Co.                                             1,700      94,894
    SimCorp A.S.                                             2,680     102,895
    Solar A.S. Class B                                         268      18,536
    Spar Nord Bank A.S.                                      6,407      72,130
*   Sydbank A.S.                                             4,782     127,545
*   TK Development A.S.                                      5,947      10,242
*   Topdanmark A.S.                                          5,080     148,639
    United International Enterprises                           127      25,390
*   Vestas Wind Systems A.S.                                10,145     450,550
*   Vestjysk Bank A.S.                                         725       1,213
#*  Zealand Pharma A.S.                                         93       1,150
                                                                   -----------
TOTAL DENMARK                                                        2,410,949
                                                                   -----------
FINLAND -- (2.3%)
    Afarak Group Oyj                                        13,258       6,971

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
FINLAND -- (Continued)
    Ahlstrom Oyj                                              1,260 $ 13,427
    Alma Media Oyj                                            4,469   16,378
    Amer Sports Oyj                                           9,945  205,620
    Aspo Oyj                                                  2,685   22,258
    BasWare Oyj                                                 466   22,081
#   Cargotec Oyj                                              2,589  115,735
    Caverion Corp.                                            6,484   72,036
    Citycon Oyj                                              29,509  110,723
    Cramo Oyj                                                 1,300   29,047
    Elektrobit Oyj                                            7,600   27,774
    Elisa Oyj                                                 7,803  233,194
    F-Secure Oyj                                              5,200   17,551
*   Finnair Oyj                                               6,835   28,519
*   Finnlines Oyj                                             2,099   22,759
    Fiskars Oyj Abp                                           3,740  101,478
    HKScan Oyj Class A                                        1,550    8,224
    Huhtamaki Oyj                                             9,505  249,926
    Kemira Oyj                                                9,436  144,237
    Kesko Oyj Class A                                           203    8,109
    Kesko Oyj Class B                                         4,446  181,987
    Konecranes Oyj                                            3,400  109,739
    Lassila & Tikanoja Oyj                                    2,281   44,416
*   Lemminkainen Oyj                                            500    9,688
    Metsa Board Oyj                                          19,786   92,620
    Metso Oyj                                                 3,218  129,524
    Munksjo Oyj                                                 697    5,637
#   Neste Oil Oyj                                             8,097  166,521
    Olvi Oyj Class A                                          1,278   43,096
*   Oriola-KD Oyj Class B                                     3,288   10,901
    Orion Oyj Class A                                         3,462  106,169
    Orion Oyj Class B                                         5,451  166,379
#*  Outokumpu Oyj                                           381,600  116,757
#   Outotec Oyj                                               8,533   95,633
    PKC Group Oyj                                             1,500   49,758
    Ponsse Oy                                                 1,180   18,074
*   Poyry Oyj                                                 3,314   18,329
    Raisio P.L.C. Class V                                     5,928   38,773
    Ramirent Oyj                                              4,968   55,687
    Rapala VMC Oyj                                            1,900   13,576
*   Rautaruukki Oyj                                           8,019   99,902
#   Sanoma Oyj                                                5,315   35,789
    Stockmann Oyj Abp(5462371)                                1,299   18,580
#   Stockmann Oyj Abp(5462393)                                2,495   35,434
*   Talvivaara Mining Co. P.L.C.                             22,722    2,666
    Technopolis Oyj                                           1,982   12,065
    Tieto Oyj                                                 5,481  149,989
    Tikkurila Oyj                                             2,294   56,933
    Uponor Oyj                                                4,079   80,801
    Vacon P.L.C.                                              1,650   68,459
    Vaisala Oyj Class A                                         700   22,781

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
FINLAND -- (Continued)
#   YIT Oyj                                                    5,529 $   56,871
                                                                     ----------
TOTAL FINLAND                                                         3,569,581
                                                                     ----------
FRANCE -- (4.2%)
#*  Air France-KLM                                            11,593    166,777
    Albioma                                                    1,311     36,608
*   Alcatel-Lucent                                            44,691    177,232
    Alten SA                                                   2,004    102,388
    Altran Technologies SA                                    11,612    126,597
    April                                                      1,417     33,871
    Assystem                                                     808     26,045
    Axway Software SA                                            500     17,240
*   Beneteau SA                                                3,012     52,178
    BioMerieux                                                   790     86,296
    Boiron SA                                                    712     60,060
    Bonduelle SCA                                              1,088     31,555
    Bongrain SA                                                  669     58,495
    Bourbon SA                                                 3,889    128,332
*   Boursorama                                                   623     10,436
*   Bull                                                       5,843     31,010
*   Cegedim SA                                                    83      3,046
    Cegid Group                                                  250     10,474
    Ciments Francais SA                                          198     21,293
*   Club Mediterranee SA                                       2,223     57,959
    Derichebourg SA                                            7,894     30,775
    Eiffage SA                                                   763     57,677
    Electricite de Strasbourg                                    132     20,810
#   Eramet                                                       179     23,349
    Esso SA Francaise                                            197     10,795
    Etablissements Maurel et Prom                              6,624    118,187
    Euler Hermes SA                                              353     42,591
    Eurofins Scientific SE                                       452    125,519
    Faiveley Transport SA                                        472     38,880
*   Faurecia                                                   3,612    162,586
    Fimalac                                                      506     43,107
*   GameLoft SE                                                4,962     49,306
    Gaumont SA                                                   129      7,115
    GL Events                                                    619     15,591
    Groupe Crit                                                  450     30,017
    Groupe Steria SCA                                          1,768     49,798
    Guerbet                                                      488     23,160
*   Haulotte Group SA                                          1,014     19,367
    Havas SA                                                  23,582    187,694
#   Ingenico                                                   2,369    206,722
    Interparfums SA                                              393     17,969
    Ipsen SA                                                   1,261     55,988
    IPSOS                                                      2,545     98,849
    Korian-Medica                                              3,447    129,387
    Lagardere SCA                                              5,112    214,247
    Laurent-Perrier                                              195     19,517
    LISI                                                         500     81,096
    Manitou BF SA                                              1,600     30,270

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
FRANCE -- (Continued)
    Manutan International                                        508 $   38,686
    Mersen                                                     1,047     33,525
    Metropole Television SA                                    4,736    101,501
    Montupet                                                     764     63,238
#   Naturex                                                      415     36,426
#   Neopost SA                                                 3,793    311,455
#   Nexans SA                                                  2,122    119,472
    Nexity SA                                                  2,323    104,204
    Norbert Dentressangle SA                                     170     29,144
*   NRJ Group                                                  2,200     27,189
#*  Orco Property Group                                        4,471      3,859
    Orpea                                                      1,967    143,089
*   Parrot SA                                                    570     17,433
#*  Peugeot SA                                                13,023    230,415
*   Pierre & Vacances SA                                         387     16,317
    Plastic Omnium SA                                          4,089    139,130
    Rallye SA                                                  1,707     86,824
#*  Recylex SA                                                 1,500      5,642
    Rubis SCA                                                  2,979    212,116
    Saft Groupe SA                                             2,000     71,127
    Samse SA                                                     132     16,974
    Sartorius Stedim Biotech                                     306     58,165
    Schneider Electric SA                                        396     37,224
    SEB SA                                                       370     34,129
    Societe d'Edition de Canal +                               4,537     39,925
    Societe des Bains de Mer et du Cercle des Etrangers a
      Monaco                                                     210     11,772
#   Societe Television Francaise 1                             8,353    142,235
#*  SOITEC                                                    17,755     53,635
#*  Solocal Group                                              6,991     15,961
    Somfy SA                                                     212     73,633
    Sopra Group SA                                               500     57,560
*   Ste Industrielle d'Aviation Latecoere SA                     468      8,647
    Stef SA                                                      287     22,698
    Synergie SA                                                  659     19,074
*   Technicolor SA                                            21,266    158,999
    Teleperformance                                            4,525    259,519
    TFF Group                                                     12        965
*   Theolia SA                                                 1,674      2,832
    Thermador Groupe                                              40      4,416
    Total Gabon                                                   25     15,232
*   Trigano SA                                                 1,363     37,763
*   UBISOFT Entertainment                                      8,018    149,630
*   Valneva SE                                                   927      7,842
    Vicat                                                      1,207    104,748
    VIEL & Cie SA                                              4,111     13,555
#   Vilmorin & Cie SA                                            378     49,898
    Virbac SA                                                    328     78,637
*   VM Materiaux SA                                              186      9,252
                                                                     ----------
TOTAL FRANCE                                                          6,423,973
                                                                     ----------
GERMANY -- (4.5%)
*   Aareal Bank AG                                             4,482    203,728

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
GERMANY -- (Continued)
*   ADVA Optical Networking SE                                   1,887 $  8,466
*   Aixtron SE                                                   8,383  133,472
    Amadeus Fire AG                                                148   12,875
    Aurubis AG                                                   3,300  176,301
#   Balda AG                                                       916    4,267
    Bauer AG                                                       422   10,963
    BayWa AG                                                       789   44,757
    Bechtle AG                                                   1,649  146,740
    Bertrandt AG                                                   316   47,869
    Bijou Brigitte AG                                              274   26,676
#   Biotest AG                                                     393   48,488
    Borussia Dortmund GmbH & Co. KGaA                            5,999   31,285
#   CANCOM SE                                                      803   35,408
    Carl Zeiss Meditec AG                                        1,889   57,513
    CAT Oil AG                                                   1,950   40,913
    Celesio AG                                                   6,779  235,600
    CENTROTEC Sustainable AG                                     1,248   31,944
    Cewe Stiftung & Co. KGAA                                       476   37,504
    Comdirect Bank AG                                            2,500   28,819
    CompuGroup Medical AG                                        1,737   46,331
*   Constantin Medien AG                                         3,300    6,818
    CTS Eventim AG                                               1,412   89,942
#   Delticom AG                                                    212   10,095
#   Deutsche Wohnen AG(B0YZ0Z5)                                 11,908  255,634
*   Deutsche Wohnen AG(BFLR888)                                  8,836  185,100
*   Deutz AG                                                     7,018   58,684
*   Dialog Semiconductor P.L.C.                                  4,334  109,790
    DMG MORI SEIKI AG                                            5,368  169,153
    Drillisch AG                                                 3,457  129,078
#   Duerr AG                                                     1,674  132,457
    ElringKlinger AG                                             2,610  105,374
#*  Evotec AG                                                    4,738   23,694
    Fielmann AG                                                    206   27,869
    Freenet AG                                                   6,791  235,193
*   GAGFAH SA                                                    2,491   39,398
#   Gerresheimer AG                                              1,899  128,917
    Gerry Weber International AG                                 1,926  101,723
    Gesco AG                                                       111   11,552
    GFK SE                                                       1,560   80,517
    Grammer AG                                                     863   47,693
#   Grenkeleasing AG                                               327   34,261
    Hamburger Hafen und Logistik AG                              2,121   51,438
#*  Heidelberger Druckmaschinen AG                              27,925   88,570
    Indus Holding AG                                             1,360   63,828
    Jenoptik AG                                                  3,249   54,233
*   Kloeckner & Co. SE                                           8,318  126,069
    Koenig & Bauer AG                                            1,126   18,779
    Kontron AG                                                   2,224   15,527
    Krones AG                                                    1,381  132,212
    KSB AG                                                          31   20,755
#   KUKA AG                                                      1,860   95,360
    KWS Saat AG                                                    150   53,612

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
GERMANY -- (Continued)
#   Leoni AG                                                   2,315 $  172,559
    LPKF Laser & Electronics AG                                1,968     44,263
*   Manz AG                                                       20      1,797
    MLP AG                                                     3,534     24,038
*   Morphosys AG                                               1,083     92,893
    MTU Aero Engines AG                                          766     72,223
#   MVV Energie AG                                               485     15,493
    Nemetschek AG                                                707     61,550
*   Nordex SE                                                  5,275     84,456
    Norma Group SE                                             2,295    120,442
*   Osram Licht AG                                             1,156     60,689
*   Patrizia Immobilien AG                                     2,241     26,500
    Pfeiffer Vacuum Technology AG                                841    100,037
#   PNE Wind AG                                                4,418     17,003
    Puma Brandenburg, Ltd.                                     1,000         --
    Puma Brandenburg, Ltd. A Shares                            1,000         --
    QSC AG                                                     8,683     44,682
#   Rational AG                                                  151     48,228
#   Rheinmetall AG                                             3,691    245,893
    Rhoen Klinikum AG                                          8,742    282,273
    SAF-Holland SA                                             4,399     65,819
    Salzgitter AG                                              1,569     66,645
#   Schaltbau Holding AG                                         176     12,511
#   SGL Carbon SE                                              2,674     89,048
*   Singulus Technologies AG                                     831      2,716
    Sixt SE                                                    1,800     72,783
#   SMA Solar Technology AG                                    1,123     47,024
#   Software AG                                                3,562    134,166
#*  Solarworld AG                                                 26      1,168
    Stada Arzneimittel AG                                      5,765    251,386
*   Stroeer Media AG                                           2,406     41,456
*   Suss Microtec AG                                             651      6,326
    TAG Immobilien AG                                          4,348     55,280
#   Takkt AG                                                   1,500     30,427
    Technotrans AG                                               637      7,170
    Tipp24 SE                                                    472     34,055
#*  Tom Tailor Holding AG                                        856     16,650
#   TUI AG                                                    11,176    186,093
    Vossloh AG                                                   727     71,856
    VTG AG                                                       287      6,344
    Wacker Neuson SE                                             819     15,569
    Wincor Nixdorf AG                                          2,263    148,245
                                                                     ----------
TOTAL GERMANY                                                         6,991,000
                                                                     ----------
GREECE -- (0.0%)
*   Bank of Cyprus PCL                                        72,063         --
*   Marfin Investment Group Holdings SA                       20,116     13,936
*   National Bank of Greece SA                                 7,399     28,926
                                                                     ----------
TOTAL GREECE                                                             42,862
                                                                     ----------
HONG KONG -- (2.6%)
    Alco Holdings, Ltd.                                       68,000     11,862

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                              SHARES   VALUE++
                                                             --------- --------
HONG KONG -- (Continued)
    Allied Group, Ltd.                                          17,600 $ 76,453
    Allied Properties HK, Ltd.                                 219,416   38,570
*   Apac Resources, Ltd.                                       320,000    6,933
    APT Satellite Holdings, Ltd.                                29,000   36,402
    Asia Financial Holdings, Ltd.                               54,874   22,166
    Asia Satellite Telecommunications Holdings, Ltd.            11,500   45,940
    Asia Standard International Group, Ltd.                     24,940    6,283
    Associated International Hotels, Ltd.                       28,000   77,782
    Bonjour Holdings, Ltd.                                      56,000    9,631
*   Brightoil Petroleum Holdings, Ltd.                         214,000   66,469
*   Brockman Mining, Ltd.                                      256,330   13,045
    Cafe de Coral Holdings, Ltd.                                16,000   50,419
    Century City International Holdings, Ltd.                   43,340    3,184
    Champion Technology Holdings, Ltd.                          88,591    2,062
    Chen Hsong Holdings                                         30,000    8,985
    Chevalier International Holdings, Ltd.                       4,000    6,506
*   China Daye Non-Ferrous Metals Mining, Ltd.                 216,000    3,435
    China Electronics Corp. Holdings Co., Ltd.                  68,000   13,638
*   China Energy Development Holdings, Ltd.                    162,000    2,191
*   China Strategic Holdings, Ltd.                             245,000    5,195
    China-Hongkong Photo Products Holdings, Ltd.                90,000    6,615
    Chong Hing Bank, Ltd.                                        4,340   15,170
    Chow Sang Sang Holdings International, Ltd.                 19,000   46,771
    CITIC Telecom International Holdings, Ltd.                 139,000   48,530
    CK Life Sciences International Holdings, Inc.              152,000   15,315
*   CP Lotus Corp.                                             290,000    7,136
    Cross-Harbour Holdings, Ltd. (The)                          30,658   25,540
    CSI Properties, Ltd.                                        89,543    3,126
*   CST Mining Group, Ltd.                                   1,088,000    7,158
    Dah Sing Banking Group, Ltd.                                38,528   57,588
    Dah Sing Financial Holdings, Ltd.                           17,006   75,369
    Dickson Concepts International, Ltd.                        14,500    8,746
    EganaGoldpfeil Holdings, Ltd.                               85,130       --
    Emperor Entertainment Hotel, Ltd.                           40,000   17,430
    Emperor International Holdings                             100,333   22,415
    Emperor Watch & Jewellery, Ltd.                            210,000   15,476
*   EPI Holdings, Ltd.                                             713       18
    Esprit Holdings, Ltd.                                      130,050  217,195
    Far East Consortium International, Ltd.                     48,560   17,634
*   Fountain SET Holdings, Ltd.                                 28,000    3,365
*   G-Resources Group, Ltd.                                  1,911,000   52,694
    Get Nice Holdings, Ltd.                                    150,000    6,694
#   Giordano International, Ltd.                                86,000   57,730
    Glorious Sun Enterprises, Ltd.                              48,000   10,531
#*  Goldin Financial Holdings, Ltd.                             60,000   26,330
#*  Goldin Properties Holdings, Ltd.                            42,000   19,018
*   Grande Holdings, Ltd. (The)                                 28,000      278
#   Guotai Junan International Holdings, Ltd.                    4,000    2,070
#   Haitong International Securities Group, Ltd.                12,115    6,091
    Harbour Centre Development, Ltd.                            13,500   23,607
    HKR International, Ltd.                                     37,733   15,483
    Hong Kong Aircraft Engineering Co., Ltd.                     2,400   27,916

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
HONG KONG -- (Continued)
    Hong Kong Ferry Holdings Co., Ltd.                       12,000 $ 11,764
*   Hong Kong Television Network, Ltd.                       32,239    9,253
    Hongkong & Shanghai Hotels (The)                          2,000    2,925
    Hongkong Chinese, Ltd.                                   90,000   21,864
    Hopewell Holdings, Ltd.                                  42,166  145,146
    Hung Hing Printing Group, Ltd.                           29,815    4,725
    Hutchison Telecommunications Hong Kong Holdings, Ltd.   118,000   38,674
    IT, Ltd.                                                 54,000   14,646
    Johnson Electric Holdings, Ltd.                         109,500  104,877
    K Wah International Holdings, Ltd.                       89,078   59,496
*   King Stone Energy Group, Ltd.                            59,000    1,953
    Kingston Financial Group, Ltd.                          148,000   16,055
    Kowloon Development Co., Ltd.                            28,000   34,250
#   L'Occitane International SA                              35,750   87,985
*   Lai Sun Development                                     885,416   20,721
    Lifestyle International Holdings, Ltd.                   24,000   46,917
    Lippo China Resources, Ltd.                             586,000   29,120
    Liu Chong Hing Investment, Ltd.                          18,000   34,582
    Luk Fook Holdings International, Ltd.                    20,000   56,789
    Lung Kee Bermuda Holdings                                26,000    9,502
    Magnificent Estates                                     336,000   16,271
    Man Wah Holdings, Ltd.                                   17,600   28,905
#   Midland Holdings, Ltd.                                   60,000   25,215
    Ming Fai International Holdings, Ltd.                    44,000    4,268
*   Ming Fung Jewellery Group, Ltd.                         150,000    1,842
    Miramar Hotel & Investment                               20,000   24,733
#*  Mongolian Mining Corp.                                   68,500    5,666
    NagaCorp, Ltd.                                           92,000   83,950
*   Neo-Neon Holdings, Ltd.                                  25,000    4,483
*   New Times Energy Corp., Ltd.                             23,200    1,183
#   Newocean Energy Holdings, Ltd.                          110,000   72,787
*   Next Media, Ltd.                                         38,000    3,894
*   Orange Sky Golden Harvest Entertainment Holdings, Ltd.  115,000    7,548
    Orient Overseas International, Ltd.                      17,000   81,323
    Oriental Watch Holdings                                  14,000    3,165
    Pacific Andes International Holdings, Ltd.               84,000    3,422
    Pacific Basin Shipping, Ltd.                            117,000   68,730
    Pacific Textiles Holdings, Ltd.                          29,000   36,824
    Paliburg Holdings, Ltd.                                  26,000    8,295
*   Paradise Entertainment, Ltd.                             40,000   29,855
    PCCW, Ltd.                                              208,000  110,904
    Pico Far East Holdings, Ltd.                             96,000   25,695
*   Playmates Toys, Ltd.                                     60,000   25,328
    Polytec Asset Holdings, Ltd.                             30,000    4,376
    Public Financial Holdings, Ltd.                          24,000   11,380
    PYI Corp., Ltd.                                         169,839    3,705
    Regal Hotels International Holdings, Ltd.                29,000   16,822
*   Rising Development Holdings, Ltd.                        30,000   16,247
#   SA SA International Holdings, Ltd.                      110,000   92,284
    SEA Holdings, Ltd.                                       38,000   21,352
    Shun Tak Holdings, Ltd.                                 130,000   63,864
    Sing Tao News Corp., Ltd.                                14,000    1,913

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------- ----------
HONG KONG -- (Continued)
    Singamas Container Holdings, Ltd.                       132,000 $   28,636
#   SmarTone Telecommunications Holdings, Ltd.               34,000     35,091
    SOCAM Development, Ltd.                                  12,127     14,713
*   Solomon Systech International, Ltd.                      58,000      2,852
    Soundwill Holdings, Ltd.                                  4,000      6,925
    Stella International Holdings, Ltd.                      31,000     76,423
    Sun Hung Kai & Co., Ltd.                                 50,464     35,253
    TAI Cheung Holdings                                      25,000     17,282
    Tao Heung Holdings, Ltd.                                 17,000     10,968
    Television Broadcasts, Ltd.                              21,700    135,704
    Texwinca Holdings, Ltd.                                  42,000     45,292
*   Titan Petrochemicals Group, Ltd.                        160,000         52
    Transport International Holdings, Ltd.                   15,200     28,061
    Trinity, Ltd.                                            58,000     14,919
*   United Laboratories International Holdings, Ltd. (The)   45,000     29,127
    Upbest Group, Ltd.                                       74,000      8,592
    Value Partners Group, Ltd.                               53,000     34,174
    Varitronix International, Ltd.                           20,009     22,187
    Victory City International Holdings, Ltd.                36,937      5,384
    Vitasoy International Holdings, Ltd.                     56,000     76,557
    VST Holdings, Ltd.                                       33,600      8,565
    VTech Holdings, Ltd.                                      8,200    113,569
    Wai Kee Holdings, Ltd.                                   52,000     14,779
    Wing On Co. International, Ltd.                          18,000     50,215
    Wing Tai Properties, Ltd.                                 6,000      3,724
    Xinyi Glass Holdings, Ltd.                              102,000     80,480
*   Xinyi Solar Holdings, Ltd.                              102,000     27,663
    YGM Trading, Ltd.                                         4,000      8,776
                                                                    ----------
TOTAL HONG KONG                                                      3,959,626
                                                                    ----------
IRELAND -- (0.4%)
    Aer Lingus Group P.L.C.                                  12,225     25,767
    C&C Group P.L.C.                                         18,373    109,314
    FBD Holdings P.L.C.(0329028)                              1,308     31,537
    FBD Holdings P.L.C.(4330231)                              1,355     32,694
    Glanbia P.L.C.                                            7,611    113,667
    Irish Continental Group P.L.C.(3339455)                      13        521
    Irish Continental Group P.L.C.(3333651)                     376     15,149
*   Kenmare Resources P.L.C.                                 51,008     10,493
    Kingspan Group P.L.C.(0492793)                            7,217    135,865
    Kingspan Group P.L.C.(4491235)                              841     15,849
    Paddy Power P.L.C.(4828974)                                 123      9,490
    Paddy Power P.L.C.(0258810)                                 859     66,494
    Smurfit Kappa Group P.L.C.                                5,921    131,906
                                                                    ----------
TOTAL IRELAND                                                          698,746
                                                                    ----------
ISRAEL -- (0.6%)
*   Africa Israel Investments, Ltd.                           2,097      4,606
*   Airport City, Ltd.                                        1,949     19,920
*   Allot Communications, Ltd.                                  809     10,481
*   AudioCodes, Ltd.                                          1,200      6,561
    Cellcom Israel, Ltd.                                      2,985     37,844

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
ISRAEL -- (Continued)
*   Clal Biotechnology Industries, Ltd.                       4,323 $ 12,709
    Clal Insurance Enterprises Holdings, Ltd.                 1,159   22,653
*   Compugen, Ltd.                                            1,403   12,909
    Delek Automotive Systems, Ltd.                            1,389   14,055
    Delta-Galil Industries, Ltd.                                357   10,942
    Elbit Systems, Ltd.                                       1,466   86,539
*   EZchip Semiconductor, Ltd.                                1,586   38,015
    First International Bank Of Israel, Ltd.                    990   15,967
    Frutarom Industries, Ltd.                                 2,470   59,314
*   Hadera Paper, Ltd.                                          146    7,290
    Harel Insurance Investments & Financial Services, Ltd.   11,530   65,816
*   Israel Discount Bank, Ltd. Class A                       18,996   33,964
    Ituran Location and Control, Ltd.                           828   19,975
*   Jerusalem Oil Exploration                                   300   12,923
*   Kamada, Ltd.                                              1,265   18,374
    Matrix IT, Ltd.                                           1,899   11,701
*   Mazor Robotics, Ltd.                                      1,564   14,202
    Melisron, Ltd.                                              778   20,738
    Menorah Mivtachim Holdings, Ltd.                          1,117   13,418
    Migdal Insurance & Financial Holding, Ltd.               14,636   23,974
*   Nitsba Holdings 1995, Ltd.                                1,363   20,911
*   Nova Measuring Instruments, Ltd.                          1,136   11,712
*   Oil Refineries, Ltd.                                     86,916   24,225
    Ormat Industries                                          2,690   20,051
    Osem Investments, Ltd.                                      740   17,574
*   Partner Communications Co., Ltd.                          7,236   64,794
    Paz Oil Co., Ltd.                                           314   49,062
    Phoenix Holdings, Ltd. (The)                              4,361   16,204
    Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.        415   21,493
    Shikun & Binui, Ltd.                                     16,842   43,870
    Shufersal, Ltd.                                           4,123   15,408
    Strauss Group, Ltd.                                       3,088   55,889
*   Tower Semiconductor, Ltd.                                   486    3,785
                                                                    --------
TOTAL ISRAEL                                                         959,868
                                                                    --------
ITALY -- (3.2%)
    A2A SpA                                                 100,330  122,774
    ACEA SpA                                                  3,393   48,691
    Amplifon SpA                                              9,533   62,254
    Ansaldo STS SpA                                           6,197   68,892
*   Arnoldo Mondadori Editore SpA                             7,418   13,725
    Astaldi SpA                                               3,158   34,223
*   Autogrill SpA                                             9,775   93,836
    Azimut Holding SpA                                        8,914  278,275
#*  Banca Carige SpA                                         36,773   27,182
    Banca Generali SpA                                        2,496   78,567
*   Banca Popolare dell'Emilia Romagna SC                    22,456  258,848
#*  Banca Popolare dell'Etruria e del Lazio                  25,255   29,383
#*  Banca Popolare di Milano SCRL                           240,454  243,172
#   Banca Popolare di Sondrio SCRL                           19,733  141,719
    Banca Profilo SpA                                        12,870    7,602
    Banco di Desio e della Brianza SpA                        5,000   22,666

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- --------
ITALY -- (Continued)
*   Banco Popolare SC                                         9,603 $198,451
    Brembo SpA                                                1,837   67,894
    Brunello Cucinelli SpA                                      962   27,685
#   Buzzi Unicem SpA                                          4,209   74,669
*   Caltagirone Editore SpA                                   3,000    5,553
*   Carraro SpA                                               1,070    4,642
    Cementir Holding SpA                                      3,618   34,471
*   CIR-Compagnie Industriali Riunite SpA                    26,265   40,498
    Credito Bergamasco SpA                                      555   15,867
    Credito Emiliano SpA                                      5,091   52,189
#*  Credito Valtellinese SCRL                                30,346   72,447
    Danieli & C Officine Meccaniche SpA                       2,142   76,930
    De'Longhi SpA                                             4,801  104,350
#   DiaSorin SpA                                              1,751   72,250
    Ei Towers SpA                                               747   42,500
    Engineering SpA                                             287   20,001
    ERG SpA                                                   3,547   61,259
    Esprinet SpA                                              1,098   12,005
*   Falck Renewables SpA                                      2,864    5,467
*   Finmeccanica SpA                                         29,283  270,998
#   Geox SpA                                                  3,764   16,381
*   Gruppo Editoriale L'Espresso SpA                          7,849   18,123
    Hera SpA                                                 55,107  162,391
*   IMMSI SpA                                                 8,658    9,243
    Indesit Co. SpA                                           2,500   35,702
    Industria Macchine Automatiche SpA                        1,436   70,616
*   Intek Group SpA                                          17,854   11,560
    Interpump Group SpA                                       6,485   91,944
    Iren SpA                                                 50,122   85,169
    Italcementi SpA                                           4,664   56,663
*   Italmobiliare SpA                                           273   12,412
*   Landi Renzo SpA                                           1,740    3,324
*   Maire Tecnimont SpA                                       9,016   32,887
    MARR SpA                                                  2,329   45,107
*   Mediaset SpA                                             37,118  205,417
#   Piaggio & C SpA                                           8,902   36,832
#*  Prelios SpA                                               3,444    3,055
    Prysmian SpA                                              3,539   92,172
#   Recordati SpA                                             9,617  168,347
    Reply SpA                                                   276   24,940
    Sabaf SpA                                                   217    4,653
    SAES Getters SpA                                            616    7,123
*   Safilo Group SpA                                          2,996   68,419
#   Salini Impregilo SpA                                      5,069   32,382
#*  Saras SpA                                                16,283   28,252
    Societa Cattolica di Assicurazioni SCRL                   3,361   83,127
    Societa Iniziative Autostradali e Servizi SpA             5,499   65,391
*   Sogefi SpA                                                3,015   19,162
    SOL SpA                                                   2,651   22,203
*   Sorin SpA                                                28,294   86,364
*   Tiscali SpA                                             110,959   11,359
    Trevi Finanziaria Industriale SpA                         2,562   29,547

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
ITALY -- (Continued)
    Unipol Gruppo Finanziario SpA                           15,136 $  109,644
*   UnipolSai SpA                                           20,443     75,223
    Vianini Lavori SpA                                       3,006     25,850
    Vittoria Assicurazioni SpA                               2,848     41,841
*   World Duty Free SpA                                      9,775    131,321
*   Yoox SpA                                                 3,918    140,694
    Zignago Vetro SpA                                        1,896     15,610
                                                                   ----------
TOTAL ITALY                                                         4,972,385
                                                                   ----------
JAPAN -- (17.7%)
    77 Bank, Ltd. (The)                                     20,000     90,291
#   Accordia Golf Co., Ltd.                                  7,000     89,798
    Achilles Corp.                                           6,000      7,948
    Adastria Holdings Co., Ltd.                              1,020     22,197
    ADEKA Corp.                                              7,200     79,107
    Advan Co., Ltd.                                          2,000     21,228
#   Aeon Fantasy Co., Ltd.                                   1,152     14,296
#   Ahresty Corp.                                              700      5,959
    Ai Holdings Corp.                                        3,200     51,051
    Aica Kogyo Co., Ltd.                                     3,000     62,737
    Aichi Bank, Ltd. (The)                                     600     29,270
    Aichi Steel Corp.                                        7,000     25,815
    Aichi Tokei Denki Co., Ltd.                              3,000      8,398
    Aida Engineering, Ltd.                                   4,000     38,183
    Ain Pharmaciez, Inc.                                       600     26,385
#   Aiphone Co., Ltd.                                        1,100     17,983
    Aisan Industry Co., Ltd.                                 1,570     12,492
#   Akebono Brake Industry Co., Ltd.                         6,500     33,064
    Akita Bank, Ltd. (The)                                  15,000     41,717
    Alpen Co., Ltd.                                            800     14,739
    Alpine Electronics, Inc.                                 3,800     45,305
    Alps Electric Co., Ltd.                                 11,600    131,167
    Alps Logistics Co., Ltd.                                 1,000     10,327
    Amano Corp.                                              4,200     40,441
#   Anritsu Corp.                                            4,300     48,154
    AOI Electronic Co., Ltd.                                   900     17,548
    AOKI Holdings, Inc.                                      3,200     43,601
    Aomori Bank, Ltd. (The)                                 17,000     46,756
    Aoyama Trading Co., Ltd.                                 3,200     79,408
    Arakawa Chemical Industries, Ltd.                        1,800     15,161
    Arata Corp.                                              2,000      6,395
    Arcland Sakamoto Co., Ltd.                               1,500     29,700
    Arcs Co., Ltd.                                           2,200     44,137
    Ariake Japan Co., Ltd.                                     900     21,739
#   Arisawa Manufacturing Co., Ltd.                          1,000      4,676
    As One Corp.                                               990     26,010
    Asahi Diamond Industrial Co., Ltd.                       5,000     67,666
    Asahi Holdings, Inc.                                     1,100     17,371
#   Asahi Intecc Co., Ltd.                                     900     32,940
    Asahi Kogyosha Co., Ltd.                                 3,000     10,963
    Asahi Organic Chemicals Industry Co., Ltd.               3,000      6,518
    Asatsu-DK, Inc.                                          2,100     47,505

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
*   Ashimori Industry Co., Ltd.                              3,000 $  3,635
    ASKA Pharmaceutical Co., Ltd.                            2,000   17,894
#   ASKUL Corp.                                              1,100   27,449
    Asunaro Aoki Construction Co., Ltd.                      4,000   22,956
    Atsugi Co., Ltd.                                        15,000   16,613
    Autobacs Seven Co., Ltd.                                 4,500   69,620
    Avex Group Holdings, Inc.                                2,100   38,896
    Awa Bank, Ltd. (The)                                    11,000   58,903
    Axial Retailing, Inc.                                    1,200   18,584
    Azbil Corp.                                              2,200   49,924
    Bando Chemical Industries, Ltd.                          5,000   19,239
#   Bank of Iwate, Ltd. (The)                                1,300   57,735
    Bank of Nagoya, Ltd. (The)                               9,000   33,820
    Bank of Okinawa, Ltd. (The)                              1,300   54,506
    Bank of Saga, Ltd. (The)                                 9,000   18,779
#   Bank of the Ryukyus, Ltd.                                4,000   52,948
    Belluna Co., Ltd.                                        2,800   13,592
    Best Denki Co., Ltd.                                     2,500    3,401
#   Bic Camera, Inc.                                         4,500   32,822
    BML, Inc.                                                1,000   38,202
#   Bookoff Corp.                                            1,000    8,310
    Bunka Shutter Co., Ltd.                                  2,984   17,415
    CAC Holdings Corp.                                       1,700   16,601
    Calsonic Kansei Corp.                                   16,000   78,818
    Canon Electronics, Inc.                                  1,500   25,353
#   Capcom Co., Ltd.                                         1,800   31,351
    Cawachi, Ltd.                                            1,300   23,702
    Central Glass Co., Ltd.                                 17,000   55,748
*   Chiba Kogyo Bank, Ltd. (The)                             3,200   20,788
    Chiyoda Co., Ltd.                                        1,700   40,362
    Chofu Seisakusho Co., Ltd.                               1,800   45,196
    Chori Co., Ltd.                                            500    5,520
    Chuetsu Pulp & Paper Co., Ltd.                           8,000   15,062
*   Chugai Mining Co., Ltd.                                  5,000    1,614
    Chugai Ro Co., Ltd.                                      7,000   15,056
    Chugoku Marine Paints, Ltd.                              4,000   25,517
    Chukyo Bank, Ltd. (The)                                  7,000   11,918
    Chuo Spring Co., Ltd.                                    5,000   15,116
    CKD Corp.                                                4,700   42,815
#*  Clarion Co., Ltd.                                       13,000   24,460
    Cleanup Corp.                                            2,000   18,223
    CMIC Holdings Co., Ltd.                                    600    9,607
*   CMK Corp.                                                2,000    4,980
    Coca-Cola East Japan Co., Ltd.                           4,770  107,499
    Cocokara fine, Inc.                                        879   24,921
    Computer Engineering & Consulting, Ltd.                  1,500    8,860
    CONEXIO Corp.                                            1,300   10,030
*   COOKPAD, Inc.                                            1,000   20,037
    Corona Corp.                                             1,300   13,135
    Cosel Co., Ltd.                                          1,600   18,240
    Cosmo Oil Co., Ltd.                                     34,000   63,604
    CREATE SD HOLDINGS Co., Ltd.                             1,000   33,012

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    CROOZ, Inc.                                                600 $ 24,097
#   Cybozu, Inc.                                             4,100   14,110
    Dai Nippon Toryo Co., Ltd.                              11,000   16,370
    Dai-Dan Co., Ltd.                                        3,000   15,858
    Daibiru Corp.                                            5,200   51,891
    Daido Metal Co., Ltd.                                    3,000   31,880
#*  Daiei, Inc. (The)                                       11,850   33,265
    Daifuku Co., Ltd.                                        7,000   80,707
    Daihen Corp.                                            11,000   41,688
    Daiichi Jitsugyo Co., Ltd.                               4,000   16,839
    Daiichikosho Co., Ltd.                                   1,100   31,697
    Daiken Corp.                                             9,000   22,016
    Daiki Aluminium Industry Co., Ltd.                       3,000    7,049
    Daikoku Denki Co., Ltd.                                    900   16,086
    Daikyo, Inc.                                            30,000   58,490
    Dainichiseika Color & Chemicals Manufacturing Co., Ltd.  4,000   16,905
#   Dainippon Screen Manufacturing Co., Ltd.                12,000   52,340
#   Daio Paper Corp.                                         6,000   62,947
    Daisan Bank, Ltd. (The)                                  8,000   13,396
    Daiseki Co., Ltd.                                        2,130   33,936
    Daishi Bank, Ltd. (The)                                 23,000   83,069
    Daiso Co., Ltd.                                          1,000    3,319
    Daisyo Corp.                                             1,600   18,821
    Daito Bank, Ltd. (The)                                  10,000   10,652
    Daiwa Industries, Ltd.                                   3,000   18,504
    Daiwabo Holdings Co., Ltd.                              22,000   37,882
    DCM Holdings Co., Ltd.                                   5,100   34,503
    Denki Kagaku Kogyo K.K.                                 11,000   36,482
    Denki Kogyo Co., Ltd.                                    3,000   17,852
    Denyo Co., Ltd.                                          2,000   29,804
    Descente, Ltd.                                           5,000   37,898
    DMG Mori Seiki Co., Ltd.                                 9,600  119,760
    Doshisha Co., Ltd.                                       1,200   17,992
    Doutor Nichires Holdings Co., Ltd.                       2,212   39,646
#   Dr Ci:Labo Co., Ltd.                                       700   22,405
    DTS Corp.                                                1,200   19,899
#   Duskin Co., Ltd.                                         2,700   49,910
#   Dwango Co., Ltd.                                         2,300   64,162
    Dydo Drinco, Inc.                                          500   20,316
    Eagle Industry Co., Ltd.                                 2,000   31,656
    EDION Corp.                                              5,000   29,137
#   Ehime Bank, Ltd. (The)                                  10,000   21,910
    Eighteenth Bank, Ltd. (The)                             16,000   35,739
    Eiken Chemical Co., Ltd.                                 2,000   32,424
    Eizo Corp.                                               1,100   29,824
    en-japan, Inc.                                             800   14,101
    Enplas Corp.                                               700   40,221
#   EPS Corp.                                                2,000   19,109
    ESPEC Corp.                                              2,000   15,280
    Exedy Corp.                                              2,800   74,913
    Ezaki Glico Co., Ltd.                                    3,000   39,511
#   F@N Communications, Inc.                                 1,800   30,283

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
#   Fancl Corp.                                              2,700 $ 29,943
    FCC Co., Ltd.                                            2,100   35,897
#   FIDEA Holdings Co., Ltd.                                 7,400   13,835
    Fields Corp.                                             1,100   14,784
    Foster Electric Co., Ltd.                                2,000   24,225
#   FP Corp.                                                 1,800   55,982
    France Bed Holdings Co., Ltd.                            8,000   14,416
    Fudo Tetra Corp.                                         7,300   16,303
#   Fuji Co., Ltd.                                           1,500   28,391
    Fuji Corp., Ltd.                                         3,000   17,601
    Fuji Kosan Co., Ltd.                                       600    3,727
#   Fuji Kyuko Co., Ltd.                                     4,000   40,038
    Fuji Oil Co., Ltd.(6581361)                              1,800    5,576
    Fuji Oil Co., Ltd.(6356848)                              3,500   47,288
    Fuji Seal International, Inc.                            1,200   39,043
    Fuji Soft, Inc.                                          2,700   56,480
#   Fujibo Holdings, Inc.                                    8,000   18,417
    Fujicco Co., Ltd.                                        1,400   16,365
    Fujikura Kasei Co., Ltd.                                 2,000   10,931
    Fujikura, Ltd.                                          29,000  124,873
    Fujimi, Inc.                                             1,400   16,189
    Fujimori Kogyo Co., Ltd.                                   800   22,460
    Fujitec Co., Ltd.                                        4,000   46,122
    Fujitsu Frontech, Ltd.                                   2,000   22,310
    Fujitsu General, Ltd.                                    6,000   69,239
#   Fujiya Co., Ltd.                                         2,000    3,660
    Fukuda Corp.                                             3,000   13,931
    Fukui Bank, Ltd. (The)                                  16,000   37,980
    Fukushima Bank, Ltd. (The)                              14,000   11,510
#   Fukuyama Transporting Co., Ltd.                          7,000   40,965
*   Funai Electric Co., Ltd.                                   600    6,443
    Furukawa Co., Ltd.                                      18,000   32,650
    Furukawa Electric Co., Ltd.                             20,000   45,029
    Furusato Industries, Ltd.                                1,000   10,180
    Fuso Pharmaceutical Industries, Ltd.                     5,000   16,079
    Futaba Corp.                                             1,500   23,575
    Futaba Industrial Co., Ltd.                              3,500   15,679
    Future Architect, Inc.                                   2,600   15,379
    Fuyo General Lease Co., Ltd.                             1,000   34,411
    G-Tekt Corp.                                             1,800   20,148
#   Gakken Holdings Co., Ltd.                                3,000    8,134
    Gecoss Corp.                                             3,500   32,800
    Geo Holdings Corp.                                       1,800   16,491
#   GLOBERIDE, Inc.                                         10,000   12,715
    Glory, Ltd.                                              2,100   54,330
    GMO internet, Inc.                                       2,700   23,854
#   GMO Payment Gateway, Inc.                                  400   12,539
    Godo Steel, Ltd.                                         6,000    8,449
    Goldcrest Co., Ltd.                                      1,190   24,911
    Goldwin, Inc.                                            2,000   10,327
    Gulliver International Co., Ltd.                         2,200   18,006
#   Gun-Ei Chemical Industry Co., Ltd.                       7,000   25,270

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Gunze, Ltd.                                             19,000 $51,883
    Gurunavi, Inc.                                           1,000  13,034
    H2O Retailing Corp.                                      6,000  45,279
    Hakuto Co., Ltd.                                         1,400  12,925
    Hamakyorex Co., Ltd.                                       400  11,079
    Hanwa Co., Ltd.                                         10,000  39,112
    Happinet Corp.                                           1,800  18,273
    Haruyama Trading Co., Ltd.                               1,400   9,795
#   Hazama Ando Corp.                                        7,210  31,821
    Heiwa Corp.                                              3,200  53,248
    Heiwa Real Estate Co., Ltd.                              2,600  40,818
    Heiwado Co., Ltd.                                        2,500  35,391
    HI-LEX Corp.                                             1,100  27,200
#   Hibiya Engineering, Ltd.                                 3,000  38,686
    Hiday Hidaka Corp.                                         600  13,816
    Higashi Nihon House Co., Ltd.                            2,000   9,587
#   Higashi-Nippon Bank, Ltd. (The)                          9,000  22,571
    Higo Bank, Ltd. (The)                                   14,000  71,958
    Hioki EE Corp.                                             300   4,722
    HIS Co., Ltd.                                            1,400  38,826
    Hisaka Works, Ltd.                                       2,000  17,757
#   Hitachi Koki Co., Ltd.                                   4,100  30,542
    Hitachi Kokusai Electric, Inc.                           2,000  22,863
    Hitachi Transport System, Ltd.                             800  12,276
    Hitachi Zosen Corp.                                      9,600  47,103
    Hodogaya Chemical Co., Ltd.                              4,000   7,860
    Hogy Medical Co., Ltd.                                   1,100  56,734
    Hokkaido Coca-Cola Bottling Co., Ltd.                    3,000  14,815
    Hokkaido Gas Co., Ltd.                                   4,000  10,655
    Hokkan Holdings, Ltd.                                    6,000  15,635
    Hokkoku Bank, Ltd. (The)                                18,000  60,275
    Hokuetsu Bank, Ltd. (The)                               16,000  32,727
    Hokuetsu Kishu Paper Co., Ltd.                          11,500  54,694
    Hokuriku Electric Industry Co., Ltd.                     4,000   5,321
    Hokuto Corp.                                             1,600  32,142
#   Honeys Co., Ltd.                                           770   7,209
#   Hoosiers Holdings Co., Ltd.                                700   3,838
    Horiba, Ltd.                                             2,200  76,046
    Hosiden Corp.                                            3,100  14,103
    Hosokawa Micron Corp.                                    2,000  12,072
    House Foods Group, Inc.                                  5,200  86,529
    Howa Machinery, Ltd.                                       500   3,550
    Hyakugo Bank, Ltd. (The)                                19,000  73,617
    Hyakujushi Bank, Ltd. (The)                             15,000  50,244
    IBJ Leasing Co., Ltd.                                      900  20,595
#   Ichibanya Co., Ltd.                                        400  16,182
*   Ichikoh Industries, Ltd.                                 4,000   5,346
    Ichiyoshi Securities Co., Ltd.                           4,100  48,903
    Icom, Inc.                                                 700  16,112
    Idec Corp.                                               1,600  14,062
    Ihara Chemical Industry Co., Ltd.                        4,000  31,259
    Iida Group Holdings Co., Ltd.                            3,132  46,740

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Iino Kaiun Kaisha, Ltd.                                  7,300 $ 35,909
#   Imasen Electric Industrial                                 801   10,046
    Inaba Denki Sangyo Co., Ltd.                             1,400   42,995
    Inaba Seisakusho Co., Ltd.                               1,200   15,143
    Inabata & Co., Ltd.                                      4,000   37,643
    Inageya Co., Ltd.                                        2,000   19,554
    Ines Corp.                                               3,600   23,653
#   Infomart Corp.                                             700   11,089
#   Internet Initiative Japan, Inc.                          2,600   60,324
    Inui Steamship Co., Ltd.                                 1,500    4,616
    Iriso Electronics Co., Ltd.                                900   45,300
#   Iseki & Co., Ltd.                                       14,000   36,180
*   Ishihara Sangyo Kaisha, Ltd.                            24,000   22,830
    IT Holdings Corp.                                        8,200  127,116
    Itochu Enex Co., Ltd.                                    4,000   22,459
    Itochu-Shokuhin Co., Ltd.                                  600   20,208
    Itoham Foods, Inc.                                       8,631   39,118
    Itoki Corp.                                              3,000   22,526
    Iwasaki Electric Co., Ltd.                               4,000    9,673
#   Iwatani Corp.                                           11,000   64,551
    Iwatsu Electric Co., Ltd.                                3,000    2,641
    Izumiya Co., Ltd.                                        7,000   33,209
#   J-Oil Mills, Inc.                                        6,000   16,041
    Jamco Corp.                                              2,000   35,798
    Japan Airport Terminal Co., Ltd.                         2,400   55,378
    Japan Aviation Electronics Industry, Ltd.                5,000   85,110
#   Japan Cash Machine Co., Ltd.                             1,700   28,997
#*  Japan Communications, Inc.                               7,100   30,657
    Japan Digital Laboratory Co., Ltd.                       2,300   33,511
#   Japan Drilling Co., Ltd.                                   600   23,529
    Japan Medical Dynamic Marketing, Inc.                      770    2,205
    Japan Pulp & Paper Co., Ltd.                             5,000   17,031
#   Japan Steel Works, Ltd. (The)                           18,000   76,052
    Japan Transcity Corp.                                    3,000    9,134
#   Japan Vilene Co., Ltd.                                   3,000   16,528
    Japan Wool Textile Co., Ltd. (The)                       6,000   44,561
    JBCC Holdings, Inc.                                      2,000   15,174
    Jeol, Ltd.                                               4,000   14,855
    Jimoto Holdings, Inc.                                   10,000   19,788
#   Jin Co., Ltd.                                            1,100   32,069
    Joshin Denki Co., Ltd.                                   2,000   16,208
    JSP Corp.                                                1,900   28,531
*   Juki Corp.                                              11,000   22,624
    Juroku Bank, Ltd. (The)                                 25,000   87,331
#*  JVC Kenwood Corp.                                       13,070   27,629
*   K&O Energy Group, Inc.                                   1,000   13,880
#   K's Holdings Corp.                                       2,700   78,355
    kabu.com Securities Co., Ltd.                            7,800   34,607
#   Kadokawa Corp.                                           1,600   52,536
    Kaga Electronics Co., Ltd.                                 900   10,778
#   Kagome Co., Ltd.                                         2,300   38,921
    Kagoshima Bank, Ltd. (The)                              11,000   68,707

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Kaken Pharmaceutical Co., Ltd.                           5,000 $86,162
    Kameda Seika Co., Ltd.                                   1,200  34,121
    Kamei Corp.                                              2,000  14,727
    Kanaden Corp.                                            3,000  21,100
    Kanagawa Chuo Kotsu Co., Ltd.                            4,000  19,531
#   Kanamoto Co., Ltd.                                       2,000  62,828
    Kandenko Co., Ltd.                                       9,000  48,279
#   Kanematsu Corp.                                         37,025  56,977
    Kanematsu Electronics, Ltd.                                500   6,677
    Kansai Urban Banking Corp.                              11,000  13,797
#*  Kanto Denka Kogyo Co., Ltd.                              4,000   9,573
*   Kappa Create Holdings Co., Ltd.                            400   3,858
    Kasumi Co., Ltd.                                         1,900  13,405
    Katakura Industries Co., Ltd.                              900  11,571
    Kato Sangyo Co., Ltd.                                    2,000  41,597
    Kato Works Co., Ltd.                                     4,000  23,071
    KAWADA TECHNOLOGIES, Inc.                                  200   5,929
    Kawai Musical Instruments Manufacturing Co., Ltd.        5,000   8,910
    Keihin Corp.                                             2,900  42,086
    Keiyo Bank, Ltd. (The)                                   7,000  30,811
#   Keiyo Co., Ltd.                                          2,000   9,220
    KEY Coffee, Inc.                                         1,300  20,041
    KFC Holdings Japan, Ltd.                                 1,000  20,628
    Kintetsu World Express, Inc.                             1,200  47,624
    Kinugawa Rubber Industrial Co., Ltd.                     3,000  12,524
    Kissei Pharmaceutical Co., Ltd.                          1,100  25,761
    Kita-Nippon Bank, Ltd. (The)                               400  10,490
    Kitagawa Iron Works Co., Ltd.                            7,000  11,400
    Kitz Corp.                                               4,800  22,666
    Kiyo Bank, Ltd. (The)                                    4,800  56,482
*   KNT-CT Holdings Co., Ltd.                                6,000   9,872
    Koa Corp.                                                1,500  14,417
    Koatsu Gas Kogyo Co., Ltd.                               4,000  20,609
#   Kohnan Shoji Co., Ltd.                                   2,000  20,246
    Koike Sanso Kogyo Co., Ltd.                              4,000   8,394
#*  Kojima Co., Ltd.                                         2,300   7,365
    Kokuyo Co., Ltd.                                         5,900  45,118
    Komatsu Seiren Co., Ltd.                                 4,000  20,158
    Komeri Co., Ltd.                                         1,800  48,741
    Komori Corp.                                             3,200  40,700
    Konaka Co., Ltd.                                         1,760  12,367
    Konishi Co., Ltd.                                        2,000  35,782
    Kose Corp.                                               2,000  66,474
#*  Kumagai Gumi Co., Ltd.                                   8,000  20,690
    Kumiai Chemical Industry Co., Ltd.                       2,481  16,870
    Kura Corp.                                               1,200  24,136
    Kurabo Industries, Ltd.                                 18,000  30,661
    Kureha Corp.                                            12,000  56,747
    Kurimoto, Ltd.                                          11,000  22,946
#   Kuroda Electric Co., Ltd.                                2,000  32,132
    KYB Co., Ltd.                                           20,000  81,470
    Kyodo Printing Co., Ltd.                                 9,000  24,247

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Kyodo Shiryo Co., Ltd.                                   5,000 $ 5,284
#   Kyoei Steel, Ltd.                                        1,200  20,801
    Kyokuto Kaihatsu Kogyo Co., Ltd.                         2,300  30,237
#   Kyokuto Securities Co., Ltd.                             1,100  17,253
    Kyokuyo Co., Ltd.                                        3,000   7,754
    KYORIN Holdings, Inc.                                    2,900  55,898
    Kyoritsu Maintenance Co., Ltd.                           1,000  34,154
    Kyosan Electric Manufacturing Co., Ltd.                  5,000  17,294
    Kyowa Exeo Corp.                                         6,200  80,201
    Kyudenko Corp.                                           3,000  25,869
    Lasertec Corp.                                             800   7,960
*   Leopalace21 Corp.                                       13,100  67,749
#   Life Corp.                                               2,000  30,568
    Lintec Corp.                                             2,700  50,204
    Lion Corp.                                              14,000  76,695
    Macnica, Inc.                                              800  23,721
    Maeda Corp.                                             11,000  81,858
    Maeda Road Construction Co., Ltd.                        6,000  93,033
    Maezawa Kasei Industries Co., Ltd.                       1,200  12,510
    Maezawa Kyuso Industries Co., Ltd.                       1,200  15,732
    Makino Milling Machine Co., Ltd.                         7,000  52,114
    Mandom Corp.                                             1,100  38,631
    Mani, Inc.                                                 500  22,367
#   Mars Engineering Corp.                                     700  13,074
    Marubun Corp.                                            1,900  10,488
    Marudai Food Co., Ltd.                                   5,000  14,882
    Maruetsu, Inc. (The)                                     5,000  16,635
#*  Maruha Nichiro Corp.                                     2,253  35,693
    Marukyu Co., Ltd.                                        2,000  21,528
    Marusan Securities Co., Ltd.                             6,000  41,992
    Maruwa Co., Ltd.                                           700  24,837
    Maruyama Manufacturing Co., Inc.                         3,000   6,369
*   Maruzen CHI Holdings Co., Ltd.                             400   1,234
#   Maruzen Showa Unyu Co., Ltd.                             6,000  18,822
    Matsuda Sangyo Co., Ltd.                                 1,225  13,615
    Matsumotokiyoshi Holdings Co., Ltd.                      1,700  50,166
#   Matsuya Foods Co., Ltd.                                  1,000  17,966
    Max Co., Ltd.                                            4,000  43,884
    Maxvalu Tokai Co., Ltd.                                  1,000  13,143
    Megmilk Snow Brand Co., Ltd.                             3,900  51,749
    Meidensha Corp.                                         12,000  49,678
    Meitec Corp.                                             1,900  50,584
    Meito Sangyo Co., Ltd.                                   1,200  12,696
#   Meiwa Corp.                                              3,000  11,931
    Meiwa Estate Co., Ltd.                                   1,700   6,713
#   Melco Holdings, Inc.                                     1,400  21,289
    Message Co., Ltd.                                        1,100  35,303
    Michinoku Bank, Ltd. (The)                               9,000  18,954
#   Micronics Japan Co., Ltd.                                  700  19,265
    Mie Bank, Ltd. (The)                                     5,000  10,765
    Milbon Co., Ltd.                                           600  19,793
    Mimasu Semiconductor Industry Co., Ltd.                  1,219  11,066

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Minato Bank, Ltd. (The)                                 21,000 $ 35,740
    Ministop Co., Ltd.                                       1,500   22,717
    Mirait Holdings Corp.                                    4,400   38,703
    Misawa Homes Co., Ltd.                                   2,000   24,548
    Mitani Corp.                                             1,200   27,034
    Mito Securities Co., Ltd.                                4,000   13,974
    Mitsuba Corp.                                            4,000   58,721
*   Mitsubishi Paper Mills, Ltd.                            13,000   11,184
    Mitsubishi Pencil Co., Ltd.                                300    8,916
    Mitsubishi Shokuhin Co., Ltd.                              800   17,913
    Mitsubishi Steel Manufacturing Co., Ltd.                14,000   28,062
    Mitsuboshi Belting Co., Ltd.                             5,000   26,122
    Mitsui Engineering & Shipbuilding Co., Ltd.             58,000  112,533
    Mitsui High-Tec, Inc.                                    3,300   20,814
    Mitsui Matsushima Co., Ltd.                             10,000   14,495
    Mitsui Mining & Smelting Co., Ltd.                      32,000   79,349
    Mitsui Sugar Co., Ltd.                                   6,000   24,895
    Mitsui-Soko Co., Ltd.                                   10,000   39,675
#   Mitsumi Electric Co., Ltd.                               7,500   48,059
    Mitsuuroko Group Holdings Co., Ltd.                      3,000   16,337
#   Miura Co., Ltd.                                          2,000   56,812
    Miyazaki Bank, Ltd. (The)                               11,000   33,607
#   Mizuno Corp.                                             9,000   49,111
    Mochida Pharmaceutical Co., Ltd.                           600   42,278
    Modec, Inc.                                              1,500   33,239
#   Monex Group, Inc.                                       10,200   34,196
#   MonotaRO Co., Ltd.                                       1,000   20,178
    Morinaga & Co., Ltd.                                    16,000   35,267
    Morinaga Milk Industry Co., Ltd.                        14,000   52,259
    Morita Holdings Corp.                                    4,000   33,315
    MOS Food Services, Inc.                                  2,000   39,859
#   Moshi Moshi Hotline, Inc.                                3,700   37,455
#   Musashi Seimitsu Industry Co., Ltd.                      1,200   26,480
    Musashino Bank, Ltd. (The)                               2,900   92,930
    Nachi-Fujikoshi Corp.                                   13,000   80,401
    Nafco Co., Ltd.                                            400    5,950
    Nagaileben Co., Ltd.                                       800   15,397
    Nagano Bank, Ltd. (The)                                  6,000   10,519
    Nagase & Co., Ltd.                                       3,500   42,886
    Nagatanien Co., Ltd.                                     2,000   19,290
    Nakamuraya Co., Ltd.                                     3,000   11,666
    Nakanishi, Inc.                                          1,000   34,257
*   Nakayama Steel Works, Ltd.                               5,000    3,721
#   Namura Shipbuilding Co., Ltd.                            3,200   24,096
    Nanto Bank, Ltd. (The)                                  14,000   52,547
    NDS Co., Ltd.                                            5,000   13,904
    NEC Networks & System Integration Corp.                  1,700   35,915
#   NET One Systems Co., Ltd.                                6,200   50,443
    Neturen Co., Ltd.                                        2,600   17,838
    Nichi-iko Pharmaceutical Co., Ltd.                       2,850   44,206
    Nichia Steel Works, Ltd.                                 4,000   10,368
#   Nichias Corp.                                            6,000   40,642

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Nichicon Corp.                                           4,800 $ 35,604
    Nichiha Corp.                                            1,500   17,282
    Nichii Gakkan Co.                                        2,900   25,579
    Nichirei Corp.                                          20,000   97,119
    Nichireki Co., Ltd.                                      2,000   19,558
    Nidec Corp.                                                532   30,077
    Nifco, Inc.                                              2,800   78,207
#   Nihon Dempa Kogyo Co., Ltd.                                600    4,821
    Nihon Eslead Corp.                                       1,000   10,169
    Nihon Kohden Corp.                                       1,900   77,812
    Nihon M&A Center, Inc.                                   1,200   28,055
    Nihon Nohyaku Co., Ltd.                                  5,000   62,303
    Nihon Parkerizing Co., Ltd.                              2,000   43,592
    Nihon Trim Co., Ltd.                                       500   17,368
    Nihon Unisys, Ltd.                                       4,200   42,651
    Nihon Yamamura Glass Co., Ltd.                           8,000   13,317
    Nikkiso Co., Ltd.                                        4,000   44,833
    Nippo Corp.                                              3,000   45,838
    Nippon Beet Sugar Manufacturing Co., Ltd.                5,000    9,408
#   Nippon Carbon Co., Ltd.                                  5,000    8,820
#   Nippon Ceramic Co., Ltd.                                 1,000   15,681
*   Nippon Chemi-Con Corp.                                  10,000   31,965
*   Nippon Chemical Industrial Co., Ltd.                     2,000    2,605
    Nippon Chemiphar Co., Ltd.                               3,000   14,440
    Nippon Coke & Engineering Co., Ltd.                     12,500   14,571
#   Nippon Concrete Industries Co., Ltd.                     3,000   12,253
#   Nippon Denko Co., Ltd.                                   6,000   16,693
    Nippon Densetsu Kogyo Co., Ltd.                          4,000   59,362
    Nippon Filcon Co., Ltd.                                  2,000    8,261
    Nippon Flour Mills Co., Ltd.                            12,000   66,953
    Nippon Gas Co., Ltd.                                     2,000   33,124
    Nippon Kasei Chemical Co., Ltd.                          5,000    6,308
*   Nippon Kinzoku Co., Ltd.                                 3,000    3,789
    Nippon Koei Co., Ltd.                                    5,000   23,956
    Nippon Konpo Unyu Soko Co., Ltd.                         4,000   67,588
*   Nippon Koshuha Steel Co., Ltd.                          10,000    8,924
    Nippon Light Metal Holdings Co., Ltd.                   31,000   43,712
#   Nippon Paper Industries Co., Ltd.                        7,100  129,757
    Nippon Pillar Packing Co., Ltd.                          2,000   14,357
    Nippon Piston Ring Co., Ltd.                             7,000   12,230
    Nippon Road Co., Ltd. (The)                              8,000   40,726
    Nippon Seiki Co., Ltd.                                   2,000   34,971
#   Nippon Sharyo, Ltd.                                      4,000   14,348
#*  Nippon Sheet Glass Co., Ltd.                            79,000  101,329
    Nippon Shinyaku Co., Ltd.                                3,000   52,848
    Nippon Signal Co., Ltd. (The)                            4,500   37,314
    Nippon Soda Co., Ltd.                                   13,000   72,227
    Nippon Steel & Sumikin Bussan Corp.                      6,480   22,893
*   Nippon Suisan Kaisha, Ltd.                              31,700   72,947
    Nippon Synthetic Chemical Industry Co., Ltd. (The)       3,000   19,989
    Nippon Thompson Co., Ltd.                                3,000   13,672
    Nippon Valqua Industries, Ltd.                           6,000   15,972

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
#*  Nippon Yakin Kogyo Co., Ltd.                            15,000 $ 41,723
#   Nipro Corp.                                              9,000   77,915
    Nishi-Nippon Railroad Co., Ltd.                         25,000   96,147
    Nishimatsu Construction Co., Ltd.                       25,000   89,959
    Nishimatsuya Chain Co., Ltd.                             3,000   21,504
#   Nishio Rent All Co., Ltd.                                1,500   55,190
    Nissei Corp.                                               400    3,780
*   Nissha Printing Co., Ltd.                                2,900   37,801
    Nisshin Fudosan Co.                                      2,800    9,816
#   Nisshin Oillio Group, Ltd. (The)                        10,000   33,482
    Nisshin Steel Co., Ltd.                                  7,348   75,467
    Nisshinbo Holdings, Inc.                                 8,000   68,538
    Nissin Corp.                                             5,000   14,099
#   Nissin Electric Co., Ltd.                                2,000   11,123
#   Nissin Kogyo Co., Ltd.                                   2,100   38,760
    Nitta Corp.                                              1,300   26,706
    Nittan Valve Co., Ltd.                                   2,000    5,996
    Nittetsu Mining Co., Ltd.                                3,000   11,198
*   Nitto Boseki Co., Ltd.                                   4,000   16,691
    Nitto Kogyo Corp.                                        3,000   62,200
    Nitto Kohki Co., Ltd.                                      100    1,821
    Nitto Seiko Co., Ltd.                                    3,000    8,658
    Noevir Holdings Co., Ltd.                                1,100   20,918
    NOF Corp.                                               12,000   83,225
#   Nomura Co., Ltd.                                         4,000   28,433
    Noritake Co., Ltd.                                       8,000   19,576
    Noritsu Koki Co., Ltd.                                   1,200    8,600
    Noritz Corp.                                             2,000   35,532
    North Pacific Bank, Ltd.                                26,500  107,343
    NS Solutions Corp.                                       1,400   35,027
    NS United Kaiun Kaisha, Ltd.                             9,000   20,224
    NSD Co., Ltd.                                            2,400   29,671
    Nuflare Technology, Inc.                                   300   18,663
    Obara Group, Inc.                                          600   22,540
    Oenon Holdings, Inc.                                     5,000   12,663
    Ogaki Kyoritsu Bank, Ltd. (The)                         22,000   59,423
#   Ohsho Food Service Corp.                                 1,100   40,655
#   Oiles Corp.                                              1,728   38,918
    Oita Bank, Ltd. (The)                                   13,000   47,332
    Okabe Co., Ltd.                                          4,000   55,000
    Okamoto Industries, Inc.                                 6,000   19,723
    Okamura Corp.                                            3,000   25,662
    Oki Electric Industry Co., Ltd.                         29,000   56,770
    Okinawa Electric Power Co., Inc. (The)                   1,077   35,200
#   OKK Corp.                                                5,000    6,424
#   OKUMA Corp.                                             11,000   94,153
    Okumura Corp.                                           12,000   54,826
    Okura Industrial Co., Ltd.                               4,000   11,463
    Okuwa Co., Ltd.                                          2,000   18,257
    Olympic Group Corp.                                      1,800   16,224
    ONO Sokki Co., Ltd.                                      3,000   13,637
#   Onoken Co., Ltd.                                         2,000   21,059

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
    Onward Holdings Co., Ltd.                                9,000 $ 60,535
    Organo Corp.                                             4,000   19,032
#   Origin Electric Co., Ltd.                                3,000    8,363
    Osaka Steel Co., Ltd.                                      900   14,229
#   OSAKA Titanium Technologies Co., Ltd.                    1,600   32,862
#   Osaki Electric Co., Ltd.                                 3,000   18,160
    OSG Corp.                                                5,300   85,427
    Oyo Corp.                                                  900   12,485
    Pacific Industrial Co., Ltd.                             4,000   27,979
#*  Pacific Metals Co., Ltd.                                 8,000   37,211
    Pack Corp. (The)                                           700   13,212
    Pal Co., Ltd.                                              900   17,175
    Paltac Corp.                                             2,500   30,881
    PanaHome Corp.                                           6,000   39,897
    Panasonic Industrial Devices SUNX Co., Ltd.              2,700   12,225
    Panasonic Information Systems                              400   10,508
#   Paramount Bed Holdings Co., Ltd.                         1,100   33,199
    Parco Co., Ltd.                                            400    3,203
    Paris Miki Holdings, Inc.                                1,000    4,976
*   Pasco Corp.                                              1,000    3,850
    Penta-Ocean Construction Co., Ltd.                      18,000   58,872
    Pigeon Corp.                                             2,600  116,405
    Pilot Corp.                                              1,500   63,049
    Piolax, Inc.                                             1,000   34,615
#*  Pioneer Corp.                                           21,000   45,374
    Plenus Co., Ltd.                                         1,900   43,361
    Press Kogyo Co., Ltd.                                    9,000   33,007
    Prima Meat Packers, Ltd.                                15,000   33,088
    Raito Kogyo Co., Ltd.                                    4,700   40,472
#*  Rasa Industries, Ltd.                                    3,000    3,674
    Relo Holdings, Inc.                                        600   32,901
    Rengo Co., Ltd.                                         17,000   75,968
#*  Renown, Inc.                                             3,000    3,470
    Resort Solution Co., Ltd.                                4,000    8,853
    Resorttrust, Inc.                                        2,000   31,380
    Rheon Automatic Machinery Co., Ltd.                      2,000   11,150
    Rhythm Watch Co., Ltd.                                  10,000   14,785
    Ricoh Leasing Co., Ltd.                                  1,000   26,102
    Right On Co., Ltd.                                       1,125    7,968
    Riken Corp.                                              7,000   28,640
    Riken Technos Corp.                                      5,000   25,888
    Riken Vitamin Co., Ltd.                                  2,000   47,422
    Ringer Hut Co., Ltd.                                     1,400   20,807
    Riso Kagaku Corp.                                        1,400   34,535
#   Rock Field Co., Ltd.                                       300    5,361
    Rohto Pharmaceutical Co., Ltd.                           3,000   52,925
    Roland Corp.                                             2,000   28,429
    Roland DG Corp.                                          1,200   40,560
    Round One Corp.                                          5,300   38,069
    Royal Holdings Co., Ltd.                                 2,000   29,172
    Ryobi, Ltd.                                             11,000   32,587
    Ryoden Trading Co., Ltd.                                 3,000   20,237

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ -------
JAPAN -- (Continued)
    Ryosan Co., Ltd.                                         2,800 $59,184
    Ryoyo Electro Corp.                                      2,000  24,029
    S Foods, Inc.                                            2,000  26,694
    Saibu Gas Co., Ltd.                                     24,000  60,174
#   Saizeriya Co., Ltd.                                      2,400  27,499
    Sakai Chemical Industry Co., Ltd.                        7,000  19,730
    Sakata INX Corp.                                         3,000  26,460
    Sakata Seed Corp.                                        2,000  27,939
    Sala Corp.                                               4,000  20,375
    San-A Co., Ltd.                                          1,000  28,820
    San-Ai Oil Co., Ltd.                                     4,000  26,625
    San-In Godo Bank, Ltd. (The)                            14,000  92,402
#   Sanden Corp.                                            10,000  47,766
    Sangetsu Co., Ltd.                                       2,100  54,111
*   Sanix, Inc.                                              2,900  34,331
    Sanken Electric Co., Ltd.                               10,000  69,664
    Sanki Engineering Co., Ltd.                              5,000  30,687
    Sankyo Seiko Co., Ltd.                                   4,000  13,816
    Sankyo Tateyama, Inc.                                    1,600  31,667
    Sankyu, Inc.                                            19,000  72,425
    Sanoh Industrial Co., Ltd.                               3,000  18,521
    Sanshin Electronics Co., Ltd.                            2,000  12,553
    Sanwa Holdings Corp.                                     9,000  54,983
    Sanyo Chemical Industries, Ltd.                          7,000  42,879
    Sanyo Denki Co., Ltd.                                    4,000  26,942
    Sanyo Electric Railway Co., Ltd.                         6,000  27,670
    Sanyo Shokai, Ltd.                                      11,000  30,016
    Sanyo Special Steel Co., Ltd.                            6,000  23,402
    Sapporo Holdings, Ltd.                                  16,000  67,840
#*  Sasebo Heavy Industries Co., Ltd.                        7,000   7,820
#   Sato Holdings Corp.                                        300   6,511
    Sato Shoji Corp.                                         2,000  12,681
    Satori Electric Co., Ltd.                                1,000   6,329
#   Sawada Holdings Co., Ltd.                                3,300  27,990
    Saxa Holdings, Inc.                                      4,000   5,983
    Secom Joshinetsu Co., Ltd.                                 900  22,030
    Seika Corp.                                              8,000  18,644
    Seikagaku Corp.                                          1,700  20,355
    Seiko Holdings Corp.                                    10,000  36,542
    Seino Holdings Co., Ltd.                                 5,000  49,419
    Seiren Co., Ltd.                                         5,300  44,531
    Sekisui Jushi Corp.                                      2,000  26,629
    Sekisui Plastics Co., Ltd.                               7,000  18,685
#   Senko Co., Ltd.                                          6,000  27,424
#   Senshu Electric Co., Ltd.                                1,000  12,813
    Senshu Ikeda Holdings, Inc.                             14,100  64,740
#   Senshukai Co., Ltd.                                      3,000  25,525
#   Seria Co., Ltd.                                            600  23,465
    Shibaura Mechatronics Corp.                              4,000  10,049
    Shibusawa Warehouse Co., Ltd. (The)                      6,000  19,925
#   Shibuya Kogyo Co., Ltd.                                  1,200  32,430
    Shiga Bank, Ltd. (The)                                   5,000  27,341

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
#   Shikibo, Ltd.                                            9,000 $  9,859
    Shikoku Bank, Ltd. (The)                                12,000   24,204
    Shikoku Chemicals Corp.                                  3,000   20,562
    Shima Seiki Manufacturing, Ltd.                          2,100   35,046
    Shimachu Co., Ltd.                                       3,300   72,510
    Shimizu Bank, Ltd. (The)                                   400    9,775
    Shin-Etsu Polymer Co., Ltd.                              5,000   18,720
    Shinagawa Refractories Co., Ltd.                         5,000    9,944
    Shindengen Electric Manufacturing Co., Ltd.              8,000   32,683
#*  Shinkawa, Ltd.                                           1,000    5,497
    Shinko Electric Industries Co., Ltd.                     6,300   41,490
    Shinko Plantech Co., Ltd.                                3,000   22,585
    Shinko Shoji Co., Ltd.                                   2,000   18,427
    Shinmaywa Industries, Ltd.                               8,000   70,648
    Shinnihon Corp.                                          4,000   11,755
    Ship Healthcare Holdings, Inc.                           1,800   61,384
    Shiroki Corp.                                            7,000   13,433
    Shizuoka Gas Co., Ltd.                                   5,000   30,086
    Shobunsha Publications, Inc.                             1,300    8,031
    Showa Corp.                                              2,400   26,393
    Showa Sangyo Co., Ltd.                                  10,000   32,282
    Siix Corp.                                               2,400   35,242
    Sinanen Co., Ltd.                                        3,000   11,390
    Sinfonia Technology Co., Ltd.                            6,000    9,229
    Sintokogio, Ltd.                                         3,938   28,299
    SKY Perfect JSAT Holdings, Inc.                          2,100   11,292
#   SMK Corp.                                                5,000   18,653
    Sodick Co., Ltd.                                         4,100   15,224
    Sotetsu Holdings, Inc.                                  20,000   71,477
    Square Enix Holdings Co., Ltd.                           4,800   77,206
    SRA Holdings                                             1,000   14,359
    St Marc Holdings Co., Ltd.                                 500   23,697
    Star Micronics Co., Ltd.                                 3,100   38,272
    Starbucks Coffee Japan, Ltd.                             1,200   12,762
    Starts Corp., Inc.                                       1,500   18,970
    Starzen Co., Ltd.                                        4,000   10,626
    Stella Chemifa Corp.                                       900   11,421
#   Sumco Corp.                                              3,500   26,861
    Sumida Corp.                                             1,100    6,634
    Suminoe Textile Co., Ltd.                                5,000   15,137
    Sumitomo Bakelite Co., Ltd.                             18,000   68,552
    Sumitomo Densetsu Co., Ltd.                              1,100   13,565
#*  Sumitomo Mitsui Construction Co., Ltd.                   9,660    9,951
    Sumitomo Osaka Cement Co., Ltd.                         30,000  119,314
    Sumitomo Precision Products Co., Ltd.                    2,000    7,339
    Sumitomo Real Estate Sales Co., Ltd.                     1,200   35,993
    Sumitomo Seika Chemicals Co., Ltd.                       4,000   25,165
    Sumitomo Warehouse Co., Ltd. (The)                      11,000   53,337
    Sun Frontier Fudousan Co., Ltd.                          1,500   15,020
#*  SWCC Showa Holdings Co., Ltd.                           12,000   11,516
    Systena Corp.                                            1,300    9,020
    T Hasegawa Co., Ltd.                                     1,600   23,737

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
JAPAN -- (Continued)
    T RAD Co., Ltd.                                              5,000 $ 13,056
    T&K Toka Co., Ltd.                                             500   10,371
    T-Gaia Corp.                                                 2,100   18,493
#   Tachi-S Co., Ltd.                                            2,100   32,850
    Tadano, Ltd.                                                 6,000   84,839
    Taihei Dengyo Kaisha, Ltd.                                   3,000   19,697
    Taiho Kogyo Co., Ltd.                                        1,900   17,965
    Taikisha, Ltd.                                               2,000   43,274
    Taiko Bank, Ltd. (The)                                       4,000    8,260
    Taiyo Holdings Co., Ltd.                                       400   12,090
#   Taiyo Yuden Co., Ltd.                                        8,000   98,915
    Takamatsu Construction Group Co., Ltd.                       1,600   27,432
    Takaoka Toko Co., Ltd.                                         400    5,711
    Takara Leben Co., Ltd.                                      10,600   29,073
    Takara Standard Co., Ltd.                                    7,000   49,999
    Takasago International Corp.                                 7,000   34,220
    Takasago Thermal Engineering Co., Ltd.                       6,000   58,662
    Takeei Corp.                                                 1,900   18,599
    Takeuchi Manufacturing Co., Ltd.                               500   14,524
    Takiron Co., Ltd.                                            3,000   12,165
    Takuma Co., Ltd.                                             6,000   48,543
#   Tamron Co., Ltd.                                             1,500   37,520
    Tamura Corp.                                                 4,000    9,540
    Tatsuta Electric Wire and Cable Co., Ltd.                    2,000   10,008
#*  Teac Corp.                                                   5,000    3,328
    TECHNO ASSOCIE Co., Ltd.                                     1,800   18,374
    Tecmo Koei Holdings Co., Ltd.                                3,000   35,838
    Teikoku Tsushin Kogyo Co., Ltd.                              4,000    6,583
#   Tekken Corp.                                                11,000   32,193
    Temp Holdings Co., Ltd.                                      1,700   43,247
    Tenma Corp.                                                  2,000   26,144
    TKC Corp.                                                    1,600   32,357
    Toa Corp.                                                   12,000   22,574
    TOA ROAD Corp.                                               3,000   13,693
    Toagosei Co., Ltd.                                          25,000  104,612
*   Tobishima Corp.                                              2,400    3,506
    TOC Co., Ltd.                                                5,000   34,010
    Tocalo Co., Ltd.                                             1,000   15,634
    Tochigi Bank, Ltd. (The)                                    10,000   38,982
    Toda Corp.                                                  17,000   59,578
    Toei Co., Ltd.                                               5,000   27,992
    Toenec Corp.                                                 3,000   14,523
    Toho Bank, Ltd. (The)                                       21,000   70,334
    Toho Holdings Co., Ltd.                                      3,000   60,475
#*  Toho Titanium Co., Ltd.                                      2,900   18,092
    Toho Zinc Co., Ltd.                                          6,000   19,090
    Tohoku Bank, Ltd. (The)                                      8,000   11,437
    Tokai Carbon Co., Ltd.                                      13,000   41,707
    Tokai Corp/Gifu                                                200    5,085
    TOKAI Holdings Corp.                                         5,000   17,334
    Tokai Rika Co., Ltd.                                         2,600   45,186
#   Tokai Rubber Industries, Ltd.                                2,700   27,928

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                 SHARES VALUE++
                                                                 ------ -------
JAPAN -- (Continued)
#   Token Corp.                                                     480 $21,307
    Tokushu Tokai Paper Co., Ltd.                                 5,189  11,440
#   Tokuyama Corp.                                               20,000  58,004
    Tokyo Dome Corp.                                             16,000  71,654
    Tokyo Energy & Systems, Inc.                                  2,000  10,428
#*  Tokyo Kikai Seisakusho, Ltd.                                  6,000   4,941
    Tokyo Ohka Kogyo Co., Ltd.                                    2,700  61,749
    Tokyo Rakutenchi Co., Ltd.                                    5,000  22,993
#*  Tokyo Rope Manufacturing Co., Ltd.                            4,000   5,840
    Tokyo Seimitsu Co., Ltd.                                      2,300  38,759
    Tokyo Steel Manufacturing Co., Ltd.                           9,000  44,002
    Tokyo Tekko Co., Ltd.                                         3,000  11,268
    Tokyo Theatres Co., Inc.                                      6,000   8,165
    Tokyo Tomin Bank, Ltd. (The)                                  1,300  13,488
#   Tokyu Recreation Co., Ltd.                                    3,000  17,571
    Toli Corp.                                                    6,000  11,580
    Tomato Bank, Ltd.                                             9,000  14,873
    Tomen Electronics Corp.                                         800  12,819
    TOMONY Holdings, Inc.                                        10,000  42,522
    Tomy Co., Ltd.                                                5,617  26,655
    Tonami Holdings Co., Ltd.                                     3,000   5,465
    Topcon Corp.                                                  2,800  48,831
    Toppan Forms Co., Ltd.                                        2,600  23,889
    Topre Corp.                                                   2,100  21,250
    Topy Industries, Ltd.                                        16,000  27,092
#   Toridoll.corp                                                 1,200  11,865
#   Torishima Pump Manufacturing Co., Ltd.                        2,000  24,523
    Toshiba Machine Co., Ltd.                                    10,000  44,911
    Toshiba Plant Systems & Services Corp.                        4,000  58,851
    Toshiba TEC Corp.                                             8,000  52,117
    Tosho Printing Co., Ltd.                                      5,000  19,176
#   Totetsu Kogyo Co., Ltd.                                       3,000  60,915
    Tottori Bank, Ltd. (The)                                      6,000  10,681
    Towa Bank, Ltd. (The)                                        10,000   9,498
#   Towa Pharmaceutical Co., Ltd.                                   900  38,453
#   Toyo Construction Co., Ltd.                                   3,200  11,343
    Toyo Corp.                                                    3,000  33,209
    Toyo Denki Seizo - Toyo Electric Manufacturing Co., Ltd.      5,000  17,993
#   Toyo Engineering Corp.                                        9,000  39,712
    Toyo Ink SC Holdings Co., Ltd.                               15,000  61,190
    Toyo Kanetsu K.K.                                            12,000  28,565
    Toyo Kohan Co., Ltd.                                          3,000  14,531
    Toyo Securities Co., Ltd.                                     5,000  13,774
#   Toyo Tanso Co., Ltd.                                            300   7,223
    Toyo Tire & Rubber Co., Ltd.                                 11,205  83,554
    Toyobo Co., Ltd.                                             51,000  82,357
    TPR Co., Ltd.                                                 2,100  30,984
    Trancom Co., Ltd.                                               200   7,033
    Transcosmos, Inc.                                             1,900  35,422
    Trusco Nakayama Corp.                                         1,400  31,552
    TSI Holdings Co., Ltd.                                        6,525  44,002
    Tsubakimoto Chain Co.                                         9,000  64,232

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
JAPAN -- (Continued)
#   Tsugami Corp.                                                5,000 $ 28,409
    Tsukishima Kikai Co., Ltd.                                   3,000   31,926
    Tsukuba Bank, Ltd.                                           5,500   19,846
    Tsukui Corp.                                                   600    6,737
#   Tsumura & Co.                                                2,100   49,915
    Tsurumi Manufacturing Co., Ltd.                              2,000   24,429
    Tsutsumi Jewelry Co., Ltd.                                     800   18,136
#   U-Shin, Ltd.                                                 2,000   11,975
    UACJ Corp.                                                  16,034   63,424
    Ube Industries, Ltd.                                         8,400   14,231
    Uchida Yoko Co., Ltd.                                        4,000   11,186
    UKC Holdings Corp.                                             300    4,827
*   Ulvac, Inc.                                                  4,900   92,866
*   Uniden Corp.                                                 2,000    4,638
    Union Tool Co.                                                 400    9,377
    Unipres Corp.                                                2,300   44,438
    United Arrows, Ltd.                                          1,200   46,413
*   Unitika, Ltd.                                               52,000   29,499
*   Universal Entertainment Corp.                                2,600   46,209
    UNY Group Holdings Co., Ltd.                                15,800  101,966
*   Usen Corp.                                                   4,870   17,968
    Ushio, Inc.                                                  2,400   31,348
    Valor Co., Ltd.                                              2,000   25,922
    Vital KSK Holdings, Inc.                                     2,800   19,827
    VT Holdings Co., Ltd.                                        6,900   39,558
    Wacoal Holdings Corp.                                        6,000   59,185
    Wacom Co., Ltd.                                              6,000   39,239
    Wakita & Co., Ltd.                                           2,000   22,701
    Warabeya Nichiyo Co., Ltd.                                   1,200   22,403
#   WATAMI Co., Ltd.                                             1,400   20,389
#   Welcia Holdings Co., Ltd.                                      400   24,197
#   West Holdings Corp.                                          1,800   24,231
    Wood One Co., Ltd.                                           3,000    8,396
    Xebio Co., Ltd.                                              1,500   27,741
    Yachiyo Bank, Ltd. (The)                                       600   16,219
    Yahagi Construction Co., Ltd.                                1,500   14,737
    YAMABIKO Corp.                                                 615   22,902
    Yamagata Bank, Ltd. (The)                                   11,000   47,082
#   Yamaichi Electronics Co., Ltd.                               1,600    6,432
    Yamanashi Chuo Bank, Ltd. (The)                             14,000   60,661
    Yamazen Corp.                                                3,000   19,381
    Yaoko Co., Ltd.                                                500   22,665
    Yasuda Warehouse Co., Ltd. (The)                             2,000   20,687
    Yellow Hat, Ltd.                                             1,800   34,509
    Yodogawa Steel Works, Ltd.                                   9,000   35,481
    Yokogawa Bridge Holdings Corp.                               2,000   26,520
    Yokohama Reito Co., Ltd.                                     3,000   24,284
    Yokowo Co., Ltd.                                             1,700    8,458
    Yomeishu Seizo Co., Ltd.                                     2,000   18,655
    Yondenko Corp.                                               2,100    7,461
    Yondoshi Holdings, Inc.                                      1,159   20,636
    Yorozu Corp.                                                 1,900   35,514

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------ -----------
JAPAN -- (Continued)
    Yuasa Trading Co., Ltd.                                  18,000 $    34,249
    Yurtec Corp.                                              4,000      18,669
    Yusen Logistics Co., Ltd.                                   600       6,910
    Yushiro Chemical Industry Co., Ltd.                       1,000      10,086
#   Zenrin Co., Ltd.                                          1,800      18,360
    Zensho Holdings Co., Ltd.                                 3,800      38,415
    ZERIA Pharmaceutical Co., Ltd.                            2,200      46,124
#   Zuken, Inc.                                               2,000      15,661
                                                                    -----------
TOTAL JAPAN                                                          27,253,185
                                                                    -----------
NETHERLANDS -- (2.0%)
    Aalberts Industries NV                                    5,881     195,907
#   Accell Group                                              1,850      36,766
*   AFC Ajax NV                                                 864      11,028
*   AMG Advanced Metallurgical Group NV                       1,768      17,784
    Amsterdam Commodities NV                                    600      14,912
*   APERAM                                                    3,991     103,840
    Arcadis NV                                                4,256     151,267
    ASM International NV                                      5,088     222,668
#   BE Semiconductor Industries NV                            1,755      29,948
    Beter Bed Holding NV                                      1,357      32,070
    BinckBank NV                                              4,652      52,563
    Brunel International NV                                   1,388      94,025
    Corbion NV                                                2,931      67,978
    Delta Lloyd NV                                           14,060     370,030
    Exact Holding NV                                            931      32,834
*   Galapagos NV                                              1,948      42,160
#*  Grontmij                                                  2,730      14,607
#   Heijmans NV                                                 418       7,499
    Hunter Douglas NV                                           130       6,529
    KAS Bank NV                                                 488       7,210
    Kendrion NV                                                 133       4,530
#   Koninklijke BAM Groep NV                                 25,585     138,728
    Koninklijke Ten Cate NV                                   1,992      59,350
    Koninklijke Wessanen NV                                   5,920      34,976
*   Macintosh Retail Group NV                                   944      10,260
    Nutreco NV                                                8,732     406,502
#*  Ordina NV                                                 2,349       6,791
*   PostNL NV                                                43,334     190,467
#*  Royal Imtech NV                                          19,232      37,495
*   SBM Offshore NV                                          11,207     205,136
    Sligro Food Group NV                                      1,362      57,005
#   SNS Reaal NV                                             15,156          --
    Telegraaf Media Groep NV                                  1,964      18,449
    TKH Group NV                                              2,994     104,344
    TNT Express NV                                           15,709     141,562
#*  TomTom NV                                                 8,009      56,789
    USG People NV                                             4,526      78,306
                                                                    -----------
TOTAL NETHERLANDS                                                     3,062,315
                                                                    -----------
NEW ZEALAND -- (0.9%)
*   a2 Milk Co., Ltd.                                        16,703      11,691

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
NEW ZEALAND -- (Continued)
    Air New Zealand, Ltd.                                     25,682 $   46,538
*   Bathurst Resources, Ltd.                                   5,351        310
    Briscoe Group, Ltd.                                       15,371     31,583
    Cavalier Corp., Ltd.                                       8,600     11,525
    Chorus, Ltd.                                               8,097     12,371
    Contact Energy, Ltd.                                       6,004     29,491
    Ebos Group, Ltd.                                           4,432     35,928
    Fisher & Paykel Healthcare Corp., Ltd.                    31,547    111,200
    Freightways, Ltd.                                          8,779     37,874
    Hallenstein Glasson Holdings, Ltd.                         5,327     15,955
    Heartland New Zealand, Ltd.                                5,841      4,433
    Infratil, Ltd.                                            38,003     75,423
    Kathmandu Holdings, Ltd.                                   5,643     17,744
    Mainfreight, Ltd.                                          6,252     72,252
#   Metlifecare, Ltd.                                         11,376     40,377
    New Zealand Refining Co., Ltd. (The)                      13,533     21,932
    Nuplex Industries, Ltd.                                   14,414     43,557
    NZX, Ltd.                                                  4,430      4,785
    PGG Wrightson, Ltd.                                       10,577      3,704
#   Port of Tauranga, Ltd.                                     7,100     88,168
*   Pumpkin Patch, Ltd.                                        7,400      3,448
    Restaurant Brands New Zealand, Ltd.                        9,560     25,977
    Ryman Healthcare, Ltd.                                    27,532    205,668
    Sanford, Ltd.                                              6,562     23,609
    Sky Network Television, Ltd.                              21,050    121,496
    SKYCITY Entertainment Group, Ltd.                         36,975    135,017
    Steel & Tube Holdings, Ltd.                                5,579     14,783
    Tower, Ltd.                                                6,822      9,547
    Trade Me Group, Ltd.                                       4,281     14,609
#   TrustPower, Ltd.                                           4,827     27,883
    Vector, Ltd.                                              16,069     35,523
    Warehouse Group, Ltd. (The)                                5,475     16,015
#*  Xero, Ltd.                                                 2,284     62,838
                                                                     ----------
TOTAL NEW ZEALAND                                                     1,413,254
                                                                     ----------
NORWAY -- (1.0%)
#   ABG Sundal Collier Holding ASA                             8,171      7,584
*   American Shipping ASA                                      2,165     16,305
*   Archer, Ltd.                                              29,102     39,695
#   Atea ASA                                                   5,000     57,471
    Austevoll Seafood ASA                                      5,800     37,570
    Bakkafrost P/F                                             2,040     31,946
    Bonheur ASA                                                   83      1,614
    BW Offshore, Ltd.                                         18,600     24,324
*   BWG Homes ASA                                              7,338     14,455
    Cermaq ASA                                                 3,800     44,915
#*  Det Norske Oljeselskap ASA                                 3,842     42,015
*   DNO International ASA                                      7,034     24,429
*   DOF ASA                                                    2,500     11,499
    Ekornes ASA                                                1,600     25,317
*   Electromagnetic GeoServices A.S.                           4,467      5,349
    Evry ASA                                                   3,410      5,893

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
NORWAY -- (Continued)
    Farstad Shipping ASA                                         800 $   16,480
#*  Frontline, Ltd.                                            1,361      4,442
    Ganger Rolf ASA                                            1,960     36,609
    Golden Ocean Group, Ltd.                                  12,836     22,763
*   Hoegh LNG Holdings, Ltd.                                     790      7,716
*   Kongsberg Automotive Holding ASA                          47,061     47,311
    Kvaerner ASA                                              10,879     21,791
    Leroy Seafood Group ASA                                    1,503     53,233
#*  Nordic Semiconductor ASA                                  10,897     61,137
*   Norske Skogindustrier ASA                                  7,000      5,307
#*  Norwegian Air Shuttle A.S.                                 1,507     59,996
#*  Norwegian Energy Co. ASA                                   9,584        274
*   Odfjell SE Class A                                         1,000      4,999
    Opera Software ASA                                         4,010     51,833
*   Panoro Energy ASA                                          1,501        839
    Prosafe SE                                                13,000    114,581
*   REC Silicon ASA                                          140,159     78,397
*   REC Solar ASA                                              2,416     36,487
*   Salmar ASA                                                 1,975     28,589
*   Sevan Drilling A.S.                                       16,161      8,555
*   Sevan Marine ASA                                           1,337      5,355
*   Siem Offshore, Inc.                                        9,787     14,814
    Solstad Offshore ASA                                       1,000     18,410
*   Songa Offshore                                            22,582      9,287
    SpareBank 1 SMN                                            8,057     71,553
#   SpareBank 1 SR Bank ASA                                    3,861     37,448
    Stolt-Nielsen, Ltd.                                        1,022     27,632
#   Tomra Systems ASA                                         14,102    131,217
    TTS Group ASA                                              1,100      1,204
#   Veidekke ASA                                               4,900     52,570
#   Wilh Wilhelmsen ASA                                        1,741     16,852
#   Wilh Wilhelmsen Holding ASA Class A                        2,050     65,040
                                                                     ----------
TOTAL NORWAY                                                          1,503,102
                                                                     ----------
PORTUGAL -- (0.4%)
    Altri SGPS SA                                              7,954     27,031
*   Banco BPI SA                                              21,554     55,324
#*  Banco Comercial Portugues SA                             345,630    105,035
    Mota-Engil SGPS SA                                         4,552     34,846
    Portucel SA                                               20,700     98,150
#   REN - Redes Energeticas Nacionais SGPS SA                 15,049     56,598
    Semapa-Sociedade de Investimento e Gestao                  6,200     92,942
    Sonae                                                     70,140    131,951
#*  Sonae Industria SGPS SA                                    2,500      2,121
    ZON Optimus SGPS SA                                       11,746     84,978
                                                                     ----------
TOTAL PORTUGAL                                                          688,976
                                                                     ----------
SINGAPORE -- (1.3%)
#*  Ausgroup, Ltd.                                            44,000     16,046
    Banyan Tree Holdings, Ltd.                                 7,000      3,524
#   Biosensors International Group, Ltd.                     111,000     84,303
    Boustead Singapore, Ltd.                                  22,000     33,278

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------- -------
SINGAPORE -- (Continued)
    Bukit Sembawang Estates, Ltd.                            10,500 $48,962
    Bund Center Investment, Ltd.                            108,000  17,684
    CH Offshore, Ltd.                                        17,400   5,837
    China Aviation Oil Singapore Corp., Ltd.                  9,600   6,674
    Chip Eng Seng Corp., Ltd.                                45,000  27,502
    Chuan Hup Holdings, Ltd.                                 87,000  18,776
#   Cosco Corp. Singapore, Ltd.                              76,000  43,768
    Creative Technology, Ltd.                                 2,650   5,116
    CSE Global, Ltd.                                         40,000  18,996
    CWT, Ltd.                                                12,000  13,947
*   Delong Holdings, Ltd.                                    17,000   5,203
    Ezra Holdings, Ltd.                                      49,600  41,661
    Falcon Energy Group, Ltd.                                21,000   5,882
    Far East Orchard, Ltd.                                   11,239  16,787
    Fragrance Group, Ltd.                                    82,000  16,365
    GK Goh Holdings, Ltd.                                    17,000  11,483
    GMG Global, Ltd.                                        275,000  19,751
    Goodpack, Ltd.                                           43,000  82,375
    GuocoLand, Ltd.                                           5,000   8,507
    GuocoLeisure, Ltd.                                       53,000  40,870
    Hi-P International, Ltd.                                 23,000  10,660
    Ho Bee Land, Ltd.                                        14,000  25,622
    Hong Fok Corp., Ltd.                                     49,200  31,840
    Hong Leong Asia, Ltd.                                     8,000  10,190
    Hotel Grand Central, Ltd.                                34,631  33,079
    Hotel Properties, Ltd.                                   17,200  51,017
    Hwa Hong Corp., Ltd.                                     59,000  14,364
    Hyflux, Ltd.                                             27,500  26,331
    Indofood Agri Resources, Ltd.                            28,000  23,846
    Jaya Holdings, Ltd.                                      22,000  13,992
    K1 Ventures, Ltd.                                       120,000  18,896
    Keppel Infrastructure Trust                              29,000  24,292
#*  Linc Energy, Ltd.                                        38,912  36,623
*   Manhattan Resources, Ltd.                                23,000  11,399
    Metro Holdings, Ltd.                                     49,200  36,153
    Midas Holdings, Ltd.                                    114,000  42,855
*   Oceanus Group, Ltd.                                      40,000     543
#   OSIM International, Ltd.                                 18,000  41,704
*   Otto Marine, Ltd.                                        48,000   3,078
#   OUE Hospitality Trust                                     3,833   2,661
#   OUE, Ltd.                                                23,000  41,701
    Oxley Holdings, Ltd.                                     57,000  35,370
    Petra Foods, Ltd.                                        20,000  56,658
*   Raffles Education Corp., Ltd.                            49,200  11,600
    Raffles Medical Group, Ltd.                               9,000  26,078
    Rotary Engineering, Ltd.                                 17,000   9,654
    SBS Transit, Ltd.                                        23,000  22,949
    Sheng Siong Group, Ltd.                                  37,000  18,766
    Sinarmas Land, Ltd.                                     108,000  45,831
    Singapore Post, Ltd.                                     52,000  58,748
#   SMRT Corp., Ltd.                                         56,000  54,524
    Stamford Land Corp., Ltd.                                21,000   9,976

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
SINGAPORE -- (Continued)
*   SunVic Chemical Holdings, Ltd.                            40,000 $   15,351
    Super Group, Ltd.                                         13,000     36,370
    Swiber Holdings, Ltd.                                     23,000     11,769
    Tat Hong Holdings, Ltd.                                   35,000     22,646
    Triyards holdings, Ltd.                                    4,960      2,518
    Tuan Sing Holdings, Ltd.                                  44,628     12,478
    United Engineers, Ltd.                                    34,000     58,610
    United Envirotech, Ltd.                                   17,000     17,716
    UOB-Kay Hian Holdings, Ltd.                               30,000     40,324
*   Vard Holdings, Ltd.                                       33,000     25,495
    Venture Corp., Ltd.                                       23,000    140,878
    Wheelock Properties Singapore, Ltd.                       20,000     29,990
    Wing Tai Holdings, Ltd.                                   45,970     73,525
    Yeo Hiap Seng, Ltd.                                        2,482      4,637
    Yongnam Holdings, Ltd.                                    70,000     13,443
                                                                     ----------
TOTAL SINGAPORE                                                       1,950,047
                                                                     ----------
SPAIN -- (2.1%)
    Abengoa SA(BLM7FQ6)                                           54        301
    Abengoa SA(BLM7FS8)                                          461      2,055
    Abengoa SA(7174823)                                        2,121     11,801
    Abengoa SA Class B                                        19,279     85,835
    Acciona SA                                                 1,455    118,358
#   Acerinox SA                                                6,365    111,303
    Adveo Group International SA                                 733     17,450
    Almirall SA                                                3,614     60,530
*   Atresmedia Corp de Medios de Comunicaion SA                3,640     52,376
*   Azkoyen SA                                                 2,184      7,759
    Bankinter SA                                              17,883    136,920
*   Baron de Ley                                                  67      7,049
    Bolsas y Mercados Espanoles SA                             4,485    195,391
*   Campofrio Food Group SA                                    1,577     15,093
*   Cementos Portland Valderrivas SA                           1,167     11,940
    Cie Automotive SA                                          1,757     22,376
    Construcciones y Auxiliar de Ferrocarriles SA                137     65,620
*   Deoleo SA                                                  8,137      4,462
    Duro Felguera SA                                           4,252     29,011
    Ebro Foods SA                                              8,515    196,206
    Elecnor SA                                                 1,707     24,537
    Ence Energia y Celulosa SA                                 9,815     28,909
*   Ercros SA                                                  3,027      2,020
    Faes Farma SA                                             14,082     43,635
*   Fomento de Construcciones y Contratas SA                   2,730     60,221
*   Gamesa Corp. Tecnologica SA                               13,178    130,987
    Grupo Catalana Occidente SA                                3,722    145,635
#*  Grupo Ezentis SA                                           4,728      7,744
    Iberpapel Gestion SA                                         936     18,396
    Indra Sistemas SA                                          8,172    153,487
*   Inmobiliaria Colonial SA                                      25         23
*   Jazztel P.L.C.                                            16,693    256,371
*   Mediaset Espana Comunicacion SA                           12,622    140,060
    Melia Hotels International SA                              4,123     52,156

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
SPAIN -- (Continued)
    Miquel y Costas & Miquel SA                                  740 $   30,854
*   NH Hoteles SA                                             11,351     72,520
    Obrascon Huarte Lain SA                                    3,159    146,454
    Papeles y Cartones de Europa SA                            2,764     15,291
*   Pescanova SA                                               1,077         --
*   Promotora de Informaciones SA Class A                     12,732      7,111
    Prosegur Cia de Seguridad SA                              22,000    147,311
*   Realia Business SA                                         4,187      7,741
*   Sacyr SA                                                  17,768    117,028
    Tecnicas Reunidas SA                                       2,032    122,395
    Tubacex SA                                                 5,465     26,801
    Tubos Reunidos SA                                          8,287     25,675
    Vidrala SA                                                 1,160     61,398
    Viscofan SA                                                4,280    223,033
*   Zeltia SA                                                 12,166     45,896
                                                                     ----------
TOTAL SPAIN                                                           3,265,525
                                                                     ----------
SWEDEN -- (3.5%)
    AarhusKarlshamn AB                                         1,961    131,315
    AddTech AB Class B                                         7,500    114,977
    AF AB Class B                                              2,682     97,401
    Atrium Ljungberg AB Class B                                  798     12,654
#   Avanza Bank Holding AB                                     1,713     64,311
    Axfood AB                                                  1,800     95,917
#   Axis Communications AB                                     3,030     90,350
    B&B Tools AB Class B                                       2,500     45,875
#*  BE Group AB                                                2,600      5,065
#   Beijer AB G&L Class B                                      1,786     36,329
    Beijer Alma AB                                             1,700     48,079
    Betsson AB                                                 3,029    110,735
    Bilia AB Class A                                           2,065     68,565
    BillerudKorsnas AB                                        10,868    158,828
    BioGaia AB Class B                                         1,689     50,756
#   Bure Equity AB                                             1,767      7,804
    Byggmax Group AB                                           2,856     23,928
    Castellum AB                                              10,137    172,863
    Catena AB                                                  1,487     24,584
#*  CDON Group AB                                              3,088     12,627
#   Clas Ohlson AB Class B                                     2,530     56,115
*   Cloetta AB Class B                                        12,785     42,234
#   Concentric AB                                              3,360     47,539
#   Dios Fastigheter AB                                        3,244     26,351
    Duni AB                                                    2,632     43,965
*   Eniro AB                                                  10,222     81,791
    Fabege AB                                                  8,688    122,048
*   Fastighets AB Balder                                       2,430     31,175
    Gunnebo AB                                                 3,000     17,122
#   Haldex AB                                                  3,360     43,099
    Hexpol AB                                                  2,066    195,751
    HIQ International AB(BLNMLM8)                              4,214     25,601
*   HIQ International AB(B97F1H4)                              4,214      1,679
    Holmen AB Class B                                          5,220    184,491

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
SWEDEN -- (Continued)
    Husqvarna AB Class B                                      24,298 $  202,878
    Industrial & Financial Systems Class B                     1,799     51,607
#   Indutrade AB                                               1,543     67,146
#   Intrum Justitia AB                                         5,500    159,452
#   JM AB                                                      5,312    180,501
*   KappAhl AB                                                 6,122     37,568
#*  Karolinska Development AB Class B                          1,741      6,659
    Klovern AB                                                 1,714      9,426
#   Kungsleden AB                                             11,062     90,355
    Lagercrantz AB Class B                                     2,500     50,354
*   Lindab International AB                                    5,462     68,094
    Loomis AB Class B                                          3,493     95,280
    Meda AB Class A                                           13,817    248,360
#*  Medivir AB Class B                                         1,986     35,254
    Mekonomen AB                                               1,400     37,567
*   Micronic Mydata AB                                         2,400      6,822
    Modern Times Group AB Class B                              3,527    157,365
    NCC AB Class B                                             8,486    297,311
    Net Entertainment AB                                       1,952        901
    Net Entertainment AB B Shares                              1,952     46,982
*   Net Insight AB Class B                                    11,409      3,159
#   New Wave Group AB Class B                                  2,000     13,603
    Nibe Industrier AB Class B                                 5,299    148,787
    Nobia AB                                                   8,067     73,432
#   Nolato AB Class B                                          1,100     25,117
#   Nordnet AB Class B                                         3,919     19,288
#*  PA Resources AB                                              127        134
    Peab AB                                                   14,480    112,116
    Proffice AB Class B                                        2,061      7,514
#   Ratos AB Class B                                          12,136    123,806
*   Rezidor Hotel Group AB                                     6,630     41,087
    Saab AB Class B                                            3,366    103,430
    Sagax AB Class B                                           1,910      9,127
#*  SAS AB                                                     7,999     17,202
    SkiStar AB                                                 1,500     19,804
#*  SSAB AB Class A                                           10,488     91,569
#*  SSAB AB Class B                                            5,703     43,145
    Sweco AB Class B                                           1,500     23,404
*   Swedish Orphan Biovitrum AB                                9,932    109,216
    Systemair AB                                                 107      1,744
    Transmode AB                                                 734      9,796
    Unibet Group P.L.C.                                        1,751     94,327
#   Wallenstam AB Class B                                      5,304     87,064
#   Wihlborgs Fastigheter AB                                   3,900     75,192
                                                                     ----------
TOTAL SWEDEN                                                          5,394,869
                                                                     ----------
SWITZERLAND -- (4.0%)
    AFG Arbonia-Forster Holding AG                             1,105     36,837
    Allreal Holding AG                                           856    120,713
#   Alpiq Holding AG                                             101     12,394
    ams AG                                                       575     86,694
    APG SGA SA                                                    64     22,000

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
SWITZERLAND -- (Continued)
    Ascom Holding AG                                             2,468 $ 45,913
    Autoneum Holding AG                                            254   53,886
#   Bachem Holding AG Class B                                      343   19,368
    Bank Coop AG                                                   580   28,363
    Banque Cantonale de Geneve                                      85   21,715
    Banque Cantonale Vaudoise                                      190  112,781
    Banque Privee Edmond de Rothschild SA                            1   18,426
    Belimo Holding AG                                               34   95,765
    Bell AG                                                          8   21,990
    Bellevue Group AG                                              298    4,526
    Berner Kantonalbank AG                                         278   68,202
    BKW AG                                                         405   14,879
*   Bobst Group SA                                                 800   40,719
    Bossard Holding AG Class A                                     477   65,704
    Bucher Industries AG                                           416  135,502
    Burckhardt Compression Holding AG                              221  114,548
    Burkhalter Holding AG                                          185   17,455
*   Charles Voegele Holding AG                                     750   12,348
    Cie Financiere Tradition SA                                     66    3,593
    Clariant AG                                                  8,020  158,154
    Coltene Holding AG                                             250   16,137
    Conzzeta AG                                                     27  106,827
    Daetwyler Holding AG                                           296   46,802
*   Dufry AG                                                     1,071  177,247
#   EFG International AG                                         3,568   45,210
    Emmi AG                                                        111   40,729
    Energiedienst Holding AG                                     1,000   36,236
    Flughafen Zuerich AG                                           262  165,291
    Forbo Holding AG                                               150  155,265
    GAM Holding AG                                              12,356  225,041
    Gategroup Holding AG                                         1,678   52,285
    Georg Fischer AG                                               344  272,897
    Gurit Holding AG                                                25   13,062
    Helvetia Holding AG                                            456  227,292
    Huber & Suhner AG                                              649   35,700
    Implenia AG                                                  1,185   86,892
    Inficon Holding AG                                             149   53,367
    Intershop Holdings AG                                           59   22,804
    Jungfraubahn Holding AG                                         31    2,558
    Kaba Holding AG Class B                                        194   93,452
    Kardex AG                                                      430   22,027
    Komax Holding AG                                               205   31,731
    Kudelski SA                                                  3,314   57,154
    Kuoni Reisen Holding AG                                        311  137,342
    LEM Holding SA                                                  42   34,693
    Liechtensteinische Landesbank AG                               380   18,811
    Logitech International SA                                   10,861  147,304
    Lonza Group AG                                               3,804  398,129
    Luzerner Kantonalbank AG                                       200   82,304
    MCH Group AG                                                    12      867
    Metall Zug AG                                                   12   36,186
#*  Meyer Burger Technology AG                                   5,000   61,818

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
SWITZERLAND -- (Continued)
    Micronas Semiconductor Holding AG                            800 $    7,122
*   Mobilezone Holding AG                                        827      9,413
    Mobimo Holding AG                                            416     89,409
    Nobel Biocare Holding AG                                   5,712     79,677
    OC Oerlikon Corp. AG                                      15,998    254,843
    Panalpina Welttransport Holding AG                           751    117,933
    Phoenix Mecano AG                                             50     32,172
    PSP Swiss Property AG                                        148     14,225
    PubliGroupe AG                                                72     14,425
    Rieter Holding AG                                            254     57,435
    Romande Energie Holding SA                                    27     35,259
*   Schmolz + Bickenbach AG                                   33,680     48,321
    Schweiter Technologies AG                                     84     63,499
    Schweizerische National-Versicherungs-Gesellschaft AG      1,103     76,439
    Siegfried Holding AG                                         280     52,469
    St Galler Kantonalbank AG                                    170     73,018
    Straumann Holding AG                                         532    118,057
*   Swisslog Holding AG                                       16,104     18,514
    Swissquote Group Holding SA                                  538     21,207
    Tamedia AG                                                    24      3,163
    Tecan Group AG                                               860    107,557
    Temenos Group AG                                           3,482    124,847
    U-Blox AG                                                    398     48,728
    Valartis Group AG                                            200      4,885
    Valiant Holding AG                                         1,090    120,683
    Valora Holding AG                                            224     63,340
    Vaudoise Assurances Holding SA Class B                        41     18,733
    Verwaltungs- und Privat-Bank AG                              198     19,740
    Vetropack Holding AG                                           9     17,338
#*  Von Roll Holding AG                                        1,435      2,789
#   Vontobel Holding AG                                        1,700     66,632
    Walliser Kantonalbank                                         15     12,717
    Ypsomed Holding AG                                           227     24,278
    Zehnder Group AG                                             480     20,932
    Zug Estates Holding AG                                        12     16,152
    Zuger Kantonalbank AG                                          8     43,272
                                                                     ----------
TOTAL SWITZERLAND                                                     6,135,158
                                                                     ----------
UNITED KINGDOM -- (20.2%)
    888 Holdings P.L.C.                                        5,052     12,549
    A.G. Barr P.L.C.                                           6,780     70,843
*   Afren P.L.C.                                              57,931    153,877
    African Barrick Gold P.L.C.                               12,404     52,035
*   Aga Rangemaster Group P.L.C.                               7,312     21,495
    Alent P.L.C.                                              15,912     85,618
    AMEC P.L.C.                                               10,912    227,899
    Amlin P.L.C.                                              30,535    230,865
    Anglo Pacific Group P.L.C.                                 9,858     31,739
    Anglo-Eastern Plantations                                    186      2,235
    Anite P.L.C.                                              19,453     27,032
    Ashmore Group P.L.C.                                      19,064    113,238
    Ashtead Group P.L.C.                                      49,721    736,675

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                               SHARES  VALUE++
                                                               ------- --------
UNITED KINGDOM -- (Continued)
    AZ Electronic Materials SA                                  11,423 $ 77,756
    Balfour Beatty P.L.C.                                       79,585  377,955
    Bank of Georgia Holdings P.L.C.                              1,674   73,627
    Barratt Developments P.L.C.                                 88,920  556,120
    BBA Aviation P.L.C.                                         33,952  178,125
    Beazley P.L.C.                                              44,533  184,740
    Bellway P.L.C.                                              14,389  350,411
    Berendsen P.L.C.                                            12,354  215,898
    Berkeley Group Holdings P.L.C.                               7,459  289,422
    Betfair Group P.L.C.                                         3,513   57,378
    Bloomsbury Publishing P.L.C.                                 3,174    8,607
    Bodycote P.L.C.                                             14,936  184,303
    Booker Group P.L.C.                                         79,442  197,618
    Boot Henry P.L.C.                                            3,595   13,248
    Bovis Homes Group P.L.C.                                    15,767  210,851
    Brammer P.L.C.                                               4,499   35,572
    Brewin Dolphin Holdings P.L.C.                              31,599  172,369
    British Polythene Industries P.L.C.                          2,000   21,317
    Britvic P.L.C.                                              16,185  198,226
*   BTG P.L.C.                                                  30,003  269,786
    Bwin.Party Digital Entertainment P.L.C.                     45,519   97,987
    Cable & Wireless Communications P.L.C.                     169,320  151,207
*   Cairn Energy P.L.C.                                         13,593   42,339
    Cape P.L.C.                                                  6,374   32,320
    Capital & Counties Properties P.L.C.                         4,420   24,933
    Carillion P.L.C.                                            52,138  326,144
    Castings P.L.C.                                              4,744   36,943
    Catlin Group, Ltd.                                          24,393  217,859
*   Centamin P.L.C.                                             57,143   62,452
    Chemring Group P.L.C.                                       11,470   43,411
    Chesnara P.L.C.                                              3,745   20,806
    Chime Communications P.L.C.                                  1,262    7,439
    Cineworld Group P.L.C.                                       9,964   54,339
    Clarkson P.L.C.                                                606   27,307
    Close Brothers Group P.L.C.                                 16,179  382,168
    Cobham P.L.C.                                               75,745  395,151
*   Colt Group SA                                               19,039   42,134
    Communisis P.L.C.                                            4,956    5,458
    Computacenter P.L.C.                                         5,989   65,928
    Connect Group P.L.C.                                        10,824   32,956
    Consort Medical P.L.C.                                       1,541   22,963
    Cranswick P.L.C.                                             4,147   83,753
    Croda International P.L.C.                                   3,580  155,925
    CSR P.L.C.                                                  17,258  167,686
    Daily Mail & General Trust P.L.C.                           19,287  265,855
    Dairy Crest Group P.L.C.                                    14,462  112,834
    Darty P.L.C.                                                16,202   28,081
    DCC P.L.C.                                                  10,180  521,971
    De La Rue P.L.C.                                             5,731   79,415
    Debenhams P.L.C.                                            94,976  128,990
    Dechra Pharmaceuticals P.L.C.                                4,618   53,793
    Development Securities P.L.C.                                5,838   23,989

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                               SHARES  VALUE++
                                                               ------- --------
UNITED KINGDOM -- (Continued)
    Devro P.L.C.                                                13,974 $ 49,888
    Dignity P.L.C.                                               3,781   91,417
    Diploma P.L.C.                                              11,860  132,360
*   Dixons Retail P.L.C.                                       442,969  336,912
    Domino Printing Sciences P.L.C.                             11,678  152,962
    Domino's Pizza Group P.L.C.                                  4,910   42,662
    Drax Group P.L.C.                                           25,834  289,186
    DS Smith P.L.C.                                             72,474  386,218
    Dunelm Group P.L.C.                                            394    6,238
    E2V Technologies P.L.C.                                      8,031   22,618
    Electrocomponents P.L.C.                                    49,099  242,029
    Elementis P.L.C.                                            53,498  251,141
*   EnQuest P.L.C.                                              53,104  123,253
*   Enterprise Inns P.L.C.                                      32,204   74,340
*   Essar Energy P.L.C.                                         16,540   18,769
    Essentra P.L.C.                                             13,325  180,741
    Euromoney Institutional Investor P.L.C.                      4,036   72,842
*   Exillon Energy P.L.C.                                        1,581    3,778
    F&C Asset Management P.L.C.                                 30,246   61,037
    Fenner P.L.C.                                               20,377  142,568
    Ferrexpo P.L.C.                                             14,004   34,542
    Fidessa Group P.L.C.                                         3,093  117,210
*   Findel P.L.C.                                                2,049    9,351
*   Firstgroup P.L.C.                                          136,135  297,478
    Fortune Oil P.L.C.                                          16,855    3,700
    Fuller, Smith & Turner P.L.C.                                3,070   49,968
    Future P.L.C.                                               13,448    1,875
    Galliford Try P.L.C.                                         4,383   88,227
    Games Workshop Group P.L.C.                                    510    4,930
*   Gem Diamonds, Ltd.                                           5,200   14,590
    Genus P.L.C.                                                 6,192  105,890
    Go-Ahead Group P.L.C.                                        4,167  138,966
    Grafton Group P.L.C.                                        14,368  141,323
    Greencore Group P.L.C.                                      43,018  190,000
    Greene King P.L.C.                                          16,409  247,040
    Greggs P.L.C.                                                6,400   57,889
    Halfords Group P.L.C.                                       18,086  135,712
    Halma P.L.C.                                                44,457  422,375
    Hays P.L.C.                                                172,819  440,895
    Headlam Group P.L.C.                                         3,793   30,938
    Helical Bar P.L.C.                                           9,778   59,996
    Helphire Group P.L.C.                                       99,204   10,271
    Henderson Group P.L.C.                                      54,868  233,111
*   Heritage Oil P.L.C.                                         10,769   57,487
    Hikma Pharmaceuticals P.L.C.                                 7,919  207,809
    Hill & Smith Holdings P.L.C.                                 7,437   70,249
    Hilton Food Group P.L.C.                                       123    1,109
    Hiscox, Ltd.                                                19,631  234,208
    Hochschild Mining P.L.C.                                    16,117   44,982
    Home Retail Group P.L.C.                                    36,030  124,495
    Homeserve P.L.C.                                            15,750   89,849
    Howden Joinery Group P.L.C.                                 61,666  339,502

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
UNITED KINGDOM -- (Continued)
    Hunting P.L.C.                                              13,564 $194,188
    Huntsworth P.L.C.                                            6,947    7,043
    Hyder Consulting P.L.C.                                      2,034   16,209
    ICAP P.L.C.                                                 24,454  171,297
    IG Group Holdings P.L.C.                                    19,766  212,556
#*  Imagination Technologies Group P.L.C.                       19,329   64,319
    Inchcape P.L.C.                                             24,576  266,974
    Informa P.L.C.                                              33,824  276,218
    Inmarsat P.L.C.                                             22,705  279,372
*   Innovation Group P.L.C.                                     75,120   40,261
    Intermediate Capital Group P.L.C.                            5,754   43,188
*   International Ferro Metals, Ltd.                             5,038      795
    International Personal Finance P.L.C.                       14,134  133,672
    Interserve P.L.C.                                           15,845  177,577
*   IP Group P.L.C.                                             26,402   76,610
    ITE Group P.L.C.                                            21,958   85,394
    James Fisher & Sons P.L.C.                                   4,977  108,536
    Jardine Lloyd Thompson Group P.L.C.                         14,271  254,658
    JD Sports Fashion P.L.C.                                       149    4,422
    JD Wetherspoon P.L.C.                                       10,217  145,561
*   JKX Oil & Gas P.L.C.                                         6,993    6,448
    John Menzies P.L.C.                                          3,000   32,653
    John Wood Group P.L.C.                                      16,551  219,462
*   Johnston Press P.L.C.                                       34,674   14,798
    Jupiter Fund Management P.L.C.                              18,826  123,709
*   Kazakhmys P.L.C.                                             4,200   16,924
    Kcom Group P.L.C.                                           43,178   68,687
    Keller Group P.L.C.                                          6,344  107,030
    Kentz Corp., Ltd.                                            4,471   54,478
    Kier Group P.L.C.                                            5,248  147,503
    Ladbrokes P.L.C.                                            55,207  143,161
    Laird P.L.C.                                                23,635  111,079
*   Lamprell P.L.C.                                             11,550   29,951
    Lancashire Holdings, Ltd.                                   10,414  123,134
    Lavendon Group P.L.C.                                        5,479   20,996
*   Lonmin P.L.C.                                               21,646  103,852
    Lookers P.L.C.                                              23,097   54,522
    Low & Bonar P.L.C.                                           8,760   12,305
    Macfarlane Group P.L.C.                                      6,000    4,911
    Man Group P.L.C.                                            98,343  164,120
    Management Consulting Group P.L.C.                          25,424   10,672
    Marshalls P.L.C.                                            11,710   35,057
    Marston's P.L.C.                                            47,029  116,936
    McBride P.L.C.                                               6,500   10,796
    Mears Group P.L.C.                                           4,261   36,115
    Mecom Group P.L.C.                                           3,550    7,902
    Melrose Industries P.L.C.                                    4,304   20,786
    Michael Page International P.L.C.                           24,143  191,764
    Micro Focus International P.L.C.                             7,646  100,271
    Millennium & Copthorne Hotels P.L.C.                        15,711  147,488
*   Mitchells & Butlers P.L.C.                                  13,334   99,345
    Mitie Group P.L.C.                                          39,781  214,286

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                               SHARES  VALUE++
                                                               ------- --------
UNITED KINGDOM -- (Continued)
    Mondi P.L.C.                                                 2,246 $ 37,337
    Moneysupermarket.com Group P.L.C.                           11,145   34,381
    Morgan Advanced Materials P.L.C.                            31,862  180,334
    Morgan Sindall Group P.L.C.                                  1,492   19,945
    N Brown Group P.L.C.                                         9,038   78,333
    National Express Group P.L.C.                               52,227  246,377
    NCC Group P.L.C.                                            12,054   38,468
#*  New World Resources P.L.C. Class A                           1,390      909
    Northgate P.L.C.                                             7,897   69,127
    Novae Group P.L.C.                                           1,706   15,616
*   Ocado Group P.L.C.                                          13,470   76,676
*   Oxford Biomedica P.L.C.                                     36,513    1,371
    Oxford Instruments P.L.C.                                    5,479  119,392
    Pace P.L.C.                                                 32,061  197,559
    PayPoint P.L.C.                                              3,824   73,561
    Pendragon P.L.C.                                            44,542   23,390
    Pennon Group P.L.C.                                         19,316  247,277
*   Persimmon P.L.C.                                            23,193  514,699
*   Petra Diamonds, Ltd.                                        36,270  100,052
    Petropavlovsk P.L.C.                                         9,965   11,469
    Phoenix Group Holdings                                       6,002   69,213
    Photo-Me International P.L.C.                               11,000   25,072
    Playtech P.L.C.                                              6,314   71,263
    Premier Farnell P.L.C.                                      39,625  149,071
*   Premier Foods P.L.C.                                        23,961   23,288
    Premier Oil P.L.C.                                          28,641  164,000
*   Punch Taverns P.L.C.                                        41,074    9,730
    PZ Cussons P.L.C.                                           15,366   89,933
    QinetiQ Group P.L.C.                                        41,865  149,154
*   Quintain Estates & Development P.L.C.                       43,964   75,314
    Rank Group P.L.C.                                              218      593
    Rathbone Brothers P.L.C.                                     3,114  101,877
*   Raven Russia, Ltd.                                          14,971   16,450
    Redrow P.L.C.                                               21,681  104,930
    Regus P.L.C.                                                52,449  185,469
    Renishaw P.L.C.                                              3,483  107,125
    Rentokil Initial P.L.C.                                    105,628  212,836
    Restaurant Group P.L.C. (The)                               10,370  109,496
    Ricardo P.L.C.                                                 432    4,947
    Rightmove P.L.C.                                             5,294  215,674
    RM P.L.C.                                                    5,224   12,221
    Rotork P.L.C.                                                7,996  350,675
    RPC Group P.L.C.                                            17,286  175,189
    RPS Group P.L.C.                                            22,972  114,892
*   Salamander Energy P.L.C.                                    17,914   40,584
    Savills P.L.C.                                               8,558   86,723
    SDL P.L.C.                                                   6,280   31,998
    Senior P.L.C.                                               31,980  154,558
    Serco Group P.L.C.                                          35,283  201,103
*   Severfield-Rowen P.L.C.                                      6,026    6,229
    Shanks Group P.L.C.                                         42,387   73,174
    SIG P.L.C.                                                  61,841  200,421

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
UNITED KINGDOM -- (Continued)
    Soco International P.L.C.                                14,452 $   105,625
    Spectris P.L.C.                                          13,919     523,725
    Speedy Hire P.L.C.                                       25,705      24,475
    Spirax-Sarco Engineering P.L.C.                           6,360     311,793
    Spirent Communications P.L.C.                            59,785      96,243
    Spirit Pub Co. P.L.C.                                    41,074      54,453
    St Ives P.L.C.                                            3,000      10,052
    St James's Place P.L.C.                                  12,336     160,771
    ST Modwen Properties P.L.C.                              18,933     118,885
    Stagecoach Group P.L.C.                                  28,753     180,305
    Sthree P.L.C.                                            10,382      70,926
*   SuperGroup P.L.C.                                           986      22,165
    Synergy Health P.L.C.                                     4,624      96,906
    Synthomer P.L.C.                                         17,421      77,656
    T Clarke P.L.C.                                           3,989       5,485
    TalkTalk Telecom Group P.L.C.                            24,936     120,847
    Tate & Lyle P.L.C.                                        2,825      33,489
    Taylor Wimpey P.L.C.                                    237,041     421,564
    Ted Baker P.L.C.                                          2,598      81,197
    Telecity Group P.L.C.                                     3,805      46,149
    Telecom Plus P.L.C.                                       4,277     111,967
*   Thomas Cook Group P.L.C.                                 73,578     217,504
    Topps Tiles P.L.C.                                        5,775      12,565
    Tribal Group P.L.C.                                       1,493       5,059
*   Trinity Mirror P.L.C.                                    25,964      76,091
    TT electronics P.L.C.                                    10,027      35,453
    Tullett Prebon P.L.C.                                    18,538      99,644
    UBM P.L.C.                                               14,281     158,860
    UDG Healthcare P.L.C.                                    18,534     112,367
    Ultra Electronics Holdings P.L.C.                         6,855     196,562
    Unite Group P.L.C. (The)                                 19,712     140,761
    UTV Media P.L.C.                                          2,430       9,842
*   Vectura Group P.L.C.                                     20,878      49,671
    Vesuvius P.L.C.                                          19,194     135,386
    Victrex P.L.C.                                            7,670     241,492
    Vitec Group P.L.C. (The)                                  2,000      20,803
    Volex P.L.C.                                              1,125       1,965
    WH Smith P.L.C.                                           9,800     181,747
    Wilmington Group P.L.C.                                   6,879      26,406
*   Wincanton P.L.C.                                          5,790      11,587
*   Wolfson Microelectronics P.L.C.                           7,866      31,231
    WS Atkins P.L.C.                                         11,038     239,396
    Xaar P.L.C.                                               7,251      96,598
    Xchanging P.L.C.                                         11,978      32,219
    XP Power, Ltd.                                              132       3,655
                                                                    -----------
TOTAL UNITED KINGDOM                                                 31,181,899
                                                                    -----------
UNITED STATES -- (0.1%)
*   Chaparral Gold Corp.                                      1,000         584
*   Endo International P.L.C.                                 1,285      80,555
*   Kofax, Ltd.                                               3,752      28,186

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED

                                                          SHARES     VALUE++
                                                         --------- ------------
UNITED STATES -- (Continued)
*     McEwen Mining--Minera Andes Acquisition Corp.          3,741 $      8,908
                                                                   ------------
TOTAL UNITED STATES                                                     118,233
                                                                   ------------
TOTAL COMMON STOCKS                                                 135,351,051
                                                                   ------------
PREFERRED STOCKS -- (0.0%)

UNITED KINGDOM -- (0.0%)
      McBride P.L.C.                                       110,500          187
                                                                   ------------
RIGHTS/WARRANTS -- (0.0%)

AUSTRALIA -- (0.0%)
#*    Aquarius Platinum, Ltd. Rights 05/14/14               36,970        3,950
                                                                   ------------
AUSTRIA -- (0.0%)
*     Intercell AG                                           2,073           --
                                                                   ------------
FRANCE -- (0.0%)
*     Peugeot SA Warrants 04/29/17                          13,023       24,915
                                                                   ------------
HONG KONG -- (0.0%)
*     Haitong International Securities Group, Ltd.
        Rights 05/23/14                                      6,058           70
                                                                   ------------
ISRAEL -- (0.0%)
*     Africa Israel Investments, Ltd. Rights 05/01/14           58           50
                                                                   ------------
PORTUGAL -- (0.0%)
*     Mota-Engil SGPS SA Rights 12/31/49                     4,552        3,592
                                                                   ------------
SINGAPORE -- (0.0%)
*     Falcon Energy Group, Ltd. Rights 06/18/16              2,100           54
                                                                   ------------
SPAIN -- (0.0%)
*     Inmobiliaria Colonial SA                                  25          108
                                                                   ------------
SWEDEN -- (0.0%)
*     Rezidor Hotel Group Rights 05/21/14                    6,630        3,076
                                                                   ------------
TOTAL RIGHTS/WARRANTS                                                    35,815
                                                                   ------------

                                                          SHARES/
                                                           FACE
                                                          AMOUNT
                                                           (000)     VALUE+
                                                         --------- ------------
SECURITIES LENDING COLLATERAL -- (12.2%)
(S)@  DFA Short Term Investment Fund                     1,622,330   18,770,355
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $131,475,177)                  $154,157,408
                                                                   ============

VA INTERNATIONAL SMALL PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 ---------------------------------------------
                                   LEVEL 1     LEVEL 2    LEVEL 3    TOTAL
                                 ----------- ------------ ------- ------------
  Common Stocks
     Australia                   $     1,179 $  7,482,711   --    $  7,483,890
     Austria                           6,573    1,325,903   --       1,332,476
     Belgium                              --    1,957,397   --       1,957,397
     Canada                       12,579,849          375   --      12,580,224
     China                                --        1,511   --           1,511
     Denmark                              --    2,410,949   --       2,410,949
     Finland                           2,666    3,566,915   --       3,569,581
     France                               --    6,423,973   --       6,423,973
     Germany                         185,100    6,805,900   --       6,991,000
     Greece                               --       42,862   --          42,862
     Hong Kong                            --    3,959,626   --       3,959,626
     Ireland                              --      698,746   --         698,746
     Israel                               --      959,868   --         959,868
     Italy                                --    4,972,385   --       4,972,385
     Japan                            92,175   27,161,010   --      27,253,185
     Netherlands                      42,160    3,020,155   --       3,062,315
     New Zealand                          --    1,413,254   --       1,413,254
     Norway                               --    1,503,102   --       1,503,102
     Portugal                             --      688,976   --         688,976
     Singapore                            --    1,950,047   --       1,950,047
     Spain                             2,356    3,263,169   --       3,265,525
     Sweden                           49,562    5,345,307   --       5,394,869
     Switzerland                          --    6,135,158   --       6,135,158
     United Kingdom                    3,700   31,178,199   --      31,181,899
     United States                    90,047       28,186   --         118,233
  Preferred Stocks
     United Kingdom                       --          187   --             187
  Rights/Warrants
     Australia                            --        3,950   --           3,950
     Austria                              --           --   --              --
     France                               --       24,915   --          24,915
     Hong Kong                            --           70   --              70
     Israel                               --           50   --              50
     Portugal                             --        3,592   --           3,592
     Singapore                            --           54   --              54
     Spain                                --          108   --             108
     Sweden                               --        3,076   --           3,076
  Securities Lending Collateral           --   18,770,355   --      18,770,355
                                 ----------- ------------   --    ------------
  TOTAL                          $13,055,367 $141,102,041   --    $154,157,408
                                 =========== ============   ==    ============

                        U.S. LARGE CAP GROWTH PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                            SHARES    VALUE+
                                                            ------- ----------
COMMON STOCKS -- (94.3%)

Consumer Discretionary -- (20.0%)
    Advance Auto Parts, Inc.                                  7,280 $  882,991
*   Amazon.com, Inc.                                         10,821  3,290,991
*   AutoNation, Inc.                                          2,307    122,248
*   Bed Bath & Beyond, Inc.                                   9,795    608,563
    Best Buy Co., Inc.                                       44,412  1,151,603
    BorgWarner, Inc.                                         11,224    697,459
    Brunswick Corp.                                           6,754    271,443
    Carter's, Inc.                                            4,606    339,278
    CBS Corp. Class B                                        11,017    636,342
*   Charter Communications, Inc. Class A                      9,268  1,256,092
*   Chipotle Mexican Grill, Inc.                              1,512    753,732
#   Cinemark Holdings, Inc.                                   8,808    260,893
    Coach, Inc.                                              24,930  1,113,125
    Delphi Automotive P.L.C.                                 10,293    687,984
#   Dick's Sporting Goods, Inc.                               8,684    457,299
*   Discovery Communications, Inc. Class A                    1,190     90,321
*   DISH Network Corp. Class A                                7,927    450,729
*   Dollar General Corp.                                      7,582    427,928
*   Dollar Tree, Inc.                                        19,320  1,005,992
    DSW, Inc. Class A                                         2,910     97,165
#   Dunkin' Brands Group, Inc.                                4,433    201,746
    Expedia, Inc.                                             4,970    352,820
    Family Dollar Stores, Inc.                               13,494    792,773
    Ford Motor Co.                                          194,181  3,136,023
*   Fossil Group, Inc.                                        5,336    569,084
    Gap, Inc. (The)                                          20,281    797,043
#   Genuine Parts Co.                                        14,845  1,293,296
    GNC Holdings, Inc. Class A                                7,935    357,075
    Goodyear Tire & Rubber Co. (The)                         21,311    537,037
    H&R Block, Inc.                                          27,674    786,495
    Hanesbrands, Inc.                                         8,277    679,459
    Harley-Davidson, Inc.                                    20,884  1,544,163
#   Hasbro, Inc.                                              8,571    473,633
    Home Depot, Inc. (The)                                   63,822  5,074,487
    HSN, Inc.                                                 1,014     58,853
    International Game Technology                            29,718    372,961
    Interpublic Group of Cos., Inc. (The)                    21,381    372,457
*   Lamar Advertising Co. Class A                             2,645    132,038
    Las Vegas Sands Corp.                                    16,903  1,337,534
#*  Liberty Global P.L.C. Class A                             4,272    170,111
*   Liberty Global P.L.C. Class C                             9,832    377,844
#   Lions Gate Entertainment Corp.                           10,860    288,116
    Lowe's Cos., Inc.                                        45,536  2,090,558
#*  Lululemon Athletica, Inc.                                 4,960    227,813
    Macy's, Inc.                                             19,202  1,102,771
    Mattel, Inc.                                             16,758    657,165
    McDonald's Corp.                                         42,158  4,273,978
*   Michael Kors Holdings, Ltd.                              18,882  1,722,038
    Newell Rubbermaid, Inc.                                  25,422    765,456
    NIKE, Inc. Class B                                        8,907    649,766
    Nordstrom, Inc.                                          18,067  1,107,146

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Consumer Discretionary -- (Continued)
*   NVR, Inc.                                                    13 $    14,001
*   O'Reilly Automotive, Inc.                                 9,797   1,457,696
    Omnicom Group, Inc.                                         169      11,438
#*  Panera Bread Co. Class A                                  2,251     344,335
#   PetSmart, Inc.                                            9,112     616,700
    Polaris Industries, Inc.                                  6,470     869,115
*   Priceline Group, Inc. (The)                               1,038   1,201,744
    Ralph Lauren Corp.                                        2,310     349,665
    Ross Stores, Inc.                                        20,047   1,364,800
    Scripps Networks Interactive, Inc. Class A               10,322     774,873
#*  Sirius XM Holdings, Inc.                                 73,056     233,049
#   Six Flags Entertainment Corp.                             1,324      53,145
    Starbucks Corp.                                          32,035   2,262,312
    Starwood Hotels & Resorts Worldwide, Inc.                 9,707     744,042
#*  Starz                                                     1,350      43,565
*   Tenneco, Inc.                                             2,442     146,203
    Tiffany & Co.                                             6,191     541,651
    TJX Cos., Inc. (The)                                     31,239   1,817,485
    Tractor Supply Co.                                       13,765     925,559
#*  TripAdvisor, Inc.                                         6,376     514,798
#   Tupperware Brands Corp.                                   4,463     378,953
    Twenty-First Century Fox, Inc. Class A                   40,801   1,306,448
*   Ulta Salon Cosmetics & Fragrance, Inc.                    3,153     276,550
#*  Under Armour, Inc. Class A                                4,196     205,142
*   Urban Outfitters, Inc.                                    2,065      73,628
    VF Corp.                                                  7,788     475,769
#   Viacom, Inc. Class A                                        167      14,190
    Viacom, Inc. Class B                                     16,382   1,392,142
    Williams-Sonoma, Inc.                                     6,246     392,374
    Wyndham Worldwide Corp.                                   7,070     504,374
    Wynn Resorts, Ltd.                                           91      18,554
    Yum! Brands, Inc.                                        18,863   1,452,262
                                                                    -----------
Total Consumer Discretionary                                         67,680,479
                                                                    -----------
Consumer Staples -- (13.0%)
    Altria Group, Inc.                                       86,751   3,479,583
    Avon Products, Inc.                                      31,452     480,587
    Brown-Forman Corp. Class A                                  418      37,256
    Brown-Forman Corp. Class B                               11,023     988,984
#   Campbell Soup Co.                                        24,679   1,122,648
    Church & Dwight Co., Inc.                                 5,048     348,362
#   Clorox Co. (The)                                         12,835   1,164,134
    Coca-Cola Co. (The)                                     114,125   4,655,159
    Coca-Cola Enterprises, Inc.                              20,852     947,515
    Colgate-Palmolive Co.                                    38,419   2,585,599
    Costco Wholesale Corp.                                   11,753   1,359,587
#   Dean Foods Co.                                            4,672      74,004
    Dr Pepper Snapple Group, Inc.                            17,840     988,693
    Estee Lauder Cos., Inc. (The) Class A                     9,270     672,724
    Flowers Foods, Inc.                                       5,602     114,953
    General Mills, Inc.                                      16,048     850,865
#   Herbalife, Ltd.                                           9,018     540,900

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Consumer Staples -- (Continued)
    Hershey Co. (The)                                        5,760 $   554,342
    Hillshire Brands Co. (The)                               8,429     300,494
    Kellogg Co.                                              7,773     519,470
#   Keurig Green Mountain, Inc.                              7,700     721,336
    Kimberly-Clark Corp.                                    16,601   1,863,462
    Kraft Foods Group, Inc.                                 24,689   1,403,816
    Kroger Co. (The)                                        25,505   1,174,250
#   McCormick & Co., Inc.(579780206)                         5,026     357,851
#   McCormick & Co., Inc.(579780107)                           100       7,136
    Mead Johnson Nutrition Co.                              20,453   1,805,182
*   Monster Beverage Corp.                                  16,281   1,090,176
    Nu Skin Enterprises, Inc. Class A                        3,901     339,387
    PepsiCo, Inc.                                           63,698   5,471,021
*   Pilgrim's Pride Corp.                                   12,478     272,769
    Reynolds American, Inc.                                 16,351     922,687
    Sysco Corp.                                             23,274     847,872
    Wal-Mart Stores, Inc.                                   69,459   5,536,577
*   WhiteWave Foods Co. (The) Class A                        2,386      66,068
#   Whole Foods Market, Inc.                                 3,645     181,156
                                                                   -----------
Total Consumer Staples                                              43,846,605
                                                                   -----------
Energy -- (3.2%)
    Cabot Oil & Gas Corp.                                    9,548     375,045
#*  Continental Resources, Inc.                              1,458     201,962
    Core Laboratories NV                                     4,391     824,103
#*  Dresser-Rand Group, Inc.                                 3,896     235,474
*   FMC Technologies, Inc.                                   9,925     562,748
    Halliburton Co.                                         35,602   2,245,418
*   Kosmos Energy, Ltd.                                      4,548      49,664
#*  Laredo Petroleum, Inc.                                   6,030     176,257
#*  Oasis Petroleum, Inc.                                   12,223     568,492
    Oceaneering International, Inc.                          4,982     365,081
    ONEOK, Inc.                                              8,590     543,060
    RPC, Inc.                                               11,609     258,068
    Schlumberger, Ltd.                                      26,012   2,641,519
*   Southwestern Energy Co.                                 25,901   1,240,140
    Targa Resources Corp.                                    2,416     260,904
#   Teekay Corp.                                             4,093     229,658
                                                                   -----------
Total Energy                                                        10,777,593
                                                                   -----------
Financials -- (3.0%)
#*  Altisource Portfolio Solutions SA                        1,149     119,163
    American Express Co.                                    28,586   2,499,274
    CBOE Holdings, Inc.                                      7,104     379,069
*   CBRE Group, Inc. Class A                                27,170     723,809
#   Eaton Vance Corp.                                        9,156     330,257
    Erie Indemnity Co. Class A                               3,760     269,404
    Franklin Resources, Inc.                                10,445     546,796
    LPL Financial Holdings, Inc.                             5,196     246,031
    Marsh & McLennan Cos., Inc.                             13,719     676,484
    McGraw Hill Financial, Inc.                              9,856     728,654
    Moody's Corp.                                           19,935   1,564,897

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Financials -- (Continued)
*   Ocwen Financial Corp.                                    6,934 $   262,799
*   Realogy Holdings Corp.                                   3,354     141,036
    T Rowe Price Group, Inc.                                 6,602     542,222
    TD Ameritrade Holding Corp.                             16,378     522,458
    Waddell & Reed Financial, Inc. Class A                   7,322     493,869
    Willis Group Holdings P.L.C.                             5,843     239,504
                                                                   -----------
Total Financials                                                    10,285,726
                                                                   -----------
Health Care -- (11.7%)
    Abbott Laboratories                                      1,464      56,715
    AbbVie, Inc.                                            67,894   3,535,920
    Allergan, Inc.                                           3,487     578,284
    AmerisourceBergen Corp.                                 20,641   1,345,380
    Amgen, Inc.                                             19,638   2,194,547
    Baxter International, Inc.                              14,333   1,043,299
    Becton Dickinson and Co.                                 7,471     844,447
*   Biogen Idec, Inc.                                        3,016     865,954
*   Bruker Corp.                                             1,069      22,086
    Cardinal Health, Inc.                                    8,110     563,726
*   Celgene Corp.                                           11,862   1,743,833
    Covidien P.L.C.                                         11,761     837,971
    CR Bard, Inc.                                            7,535   1,034,782
*   DaVita HealthCare Partners, Inc.                         6,582     456,133
#*  Edwards Lifesciences Corp.                               2,647     215,651
    Eli Lilly & Co.                                         42,655   2,520,910
*   Endo International P.L.C.                               15,034     946,315
*   Gilead Sciences, Inc.                                   44,774   3,514,311
#*  IDEXX Laboratories, Inc.                                 4,639     586,555
*   Incyte Corp., Ltd.                                      14,108     685,084
    Johnson & Johnson                                       81,181   8,222,823
*   Laboratory Corp. of America Holdings                     6,606     652,012
    McKesson Corp.                                           7,184   1,215,461
    Medtronic, Inc.                                          7,445     437,915
*   Mettler-Toledo International, Inc.                       2,613     609,143
*   Mylan, Inc.                                             25,791   1,309,667
    Perrigo Co. P.L.C.                                       1,975     286,099
#   Questcor Pharmaceuticals, Inc.                           5,432     446,402
*   Regeneron Pharmaceuticals, Inc.                          1,855     550,731
*   Salix Pharmaceuticals, Ltd.                              1,980     217,800
    St Jude Medical, Inc.                                   11,872     753,516
#*  Tenet Healthcare Corp.                                  10,841     488,712
#*  United Therapeutics Corp.                                2,092     209,221
*   Varian Medical Systems, Inc.                             4,694     373,408
*   Waters Corp.                                             1,795     176,879
                                                                   -----------
Total Health Care                                                   39,541,692
                                                                   -----------
Industrials -- (14.7%)
    3M Co.                                                  17,920   2,492,493
    Allison Transmission Holdings, Inc.                      6,142     183,277
    AMETEK, Inc.                                             4,986     262,862
#   Babcock & Wilcox Co. (The)                               4,857     168,975
    Boeing Co. (The)                                        31,031   4,003,620

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                              SHARES   VALUE+
                                                              ------ ----------
Industrials -- (Continued)
    Caterpillar, Inc.                                         30,155 $3,178,337
#   CH Robinson Worldwide, Inc.                               13,831    814,646
    Chicago Bridge & Iron Co. NV                               5,392    431,737
    Copa Holdings SA Class A                                   1,442    195,074
*   Copart, Inc.                                               5,256    190,635
    Crane Co.                                                  2,623    190,771
    Cummins, Inc.                                              4,939    745,048
    Deere & Co.                                               19,158  1,788,208
    Delta Air Lines, Inc.                                     35,835  1,319,803
    Donaldson Co., Inc.                                        4,505    189,615
    Dover Corp.                                                3,224    278,554
    Emerson Electric Co.                                      30,065  2,049,832
    Equifax, Inc.                                              2,807    198,764
#   Fastenal Co.                                              15,291    765,773
    Flowserve Corp.                                            6,291    459,557
    Fluor Corp.                                               14,751  1,116,651
    Generac Holdings, Inc.                                     3,978    234,225
    Graco, Inc.                                                5,141    372,722
*   Hexcel Corp.                                               4,050    168,844
    Honeywell International, Inc.                             21,500  1,997,350
#   Hubbell, Inc. Class A                                        200     22,420
    Hubbell, Inc. Class B                                      2,194    258,278
    Huntington Ingalls Industries, Inc.                        5,816    599,048
    Illinois Tool Works, Inc.                                 10,755    916,649
    Iron Mountain, Inc.                                       17,474    496,960
    ITT Corp.                                                  2,878    124,157
#   JB Hunt Transport Services, Inc.                          10,427    793,495
#   Lennox International, Inc.                                 4,125    345,799
    Lincoln Electric Holdings, Inc.                            3,510    234,503
    Lockheed Martin Corp.                                     11,245  1,845,754
#   Manitowoc Co., Inc. (The)                                  7,146    227,100
    Masco Corp.                                               18,358    368,812
#*  Middleby Corp. (The)                                         378     95,437
#   MSC Industrial Direct Co., Inc. Class A                    1,629    148,337
    Nordson Corp.                                              4,675    347,586
*   Old Dominion Freight Line, Inc.                            6,222    377,240
    PACCAR, Inc.                                               8,818    564,176
    Pall Corp.                                                 2,203    185,382
    Parker Hannifin Corp.                                      6,253    793,381
#   Pitney Bowes, Inc.                                        15,041    403,099
    Raytheon Co.                                               9,003    859,606
    Robert Half International, Inc.                           11,886    532,493
    Rockwell Automation, Inc.                                 12,420  1,480,216
    Rockwell Collins, Inc.                                    12,069    937,158
    Rollins, Inc.                                             11,399    342,882
*   Sensata Technologies Holding NV                            3,679    156,247
    Snap-on, Inc.                                              2,487    288,492
*   Spirit Airlines, Inc.                                      1,671     94,980
    Toro Co. (The)                                             3,844    244,248
    TransDigm Group, Inc.                                      4,919    874,942
    Tyco International, Ltd.                                   8,330    340,697
*   United Continental Holdings, Inc.                         45,920  1,876,750

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------
Industrials -- (Continued)
    United Parcel Service, Inc. Class B                      31,474 $ 3,100,189
    United Technologies Corp.                                24,586   2,909,261
#   Valmont Industries, Inc.                                    839     124,935
*   Verisk Analytics, Inc. Class A                           15,223     914,750
*   WABCO Holdings, Inc.                                      5,428     580,850
    Wabtec Corp.                                              4,352     324,442
    Watsco, Inc.                                                604      62,158
    WW Grainger, Inc.                                         2,155     548,232
                                                                    -----------
Total Industrials                                                    49,538,514
                                                                    -----------
Information Technology -- (18.8%)
    Accenture P.L.C. Class A                                 27,006   2,166,421
#*  Alliance Data Systems Corp.                               4,899   1,185,068
    Amphenol Corp. Class A                                    6,691     637,987
    Apple, Inc.                                              23,706  13,988,674
*   Aspen Technology, Inc.                                    5,977     256,951
    Automatic Data Processing, Inc.                          12,478     972,785
    Avago Technologies, Ltd.                                  2,553     162,116
    Broadridge Financial Solutions, Inc.                      9,287     356,064
*   Cadence Design Systems, Inc.                                100       1,556
*   Cognizant Technology Solutions Corp. Class A              7,446     356,701
*   F5 Networks, Inc.                                         3,406     358,209
#   FactSet Research Systems, Inc.                            3,394     361,461
*   Fiserv, Inc.                                             13,176     800,837
*   FleetCor Technologies, Inc.                               3,784     431,868
*   Gartner, Inc.                                             7,879     543,178
*   Genpact, Ltd.                                             6,193     104,414
    Global Payments, Inc.                                     5,772     385,743
    Harris Corp.                                             14,420   1,060,158
    International Business Machines Corp.                    28,223   5,544,973
    Intuit, Inc.                                             11,010     834,007
#*  IPG Photonics Corp.                                         634      40,975
    Jack Henry & Associates, Inc.                             3,535     194,991
    KLA-Tencor Corp.                                          1,003      64,182
*   Knowles Corp.                                             1,612      45,023
    Linear Technology Corp.                                  22,701   1,010,194
    LSI Corp.                                                25,436     283,357
    MasterCard, Inc. Class A                                 42,060   3,093,513
    Maxim Integrated Products, Inc.                           8,156     264,581
    Microsoft Corp.                                         306,281  12,373,752
    Motorola Solutions, Inc.                                 13,929     885,606
*   NCR Corp.                                                 7,729     235,812
#*  NeuStar, Inc. Class A                                     2,440      62,757
    Oracle Corp.                                            145,160   5,934,141
    Paychex, Inc.                                            36,155   1,511,641
*   PTC, Inc.                                                 3,551     125,599
#*  Rackspace Hosting, Inc.                                   5,521     160,219
    Seagate Technology P.L.C.                                46,479   2,443,866
    Solera Holdings, Inc.                                     2,016     130,596
    Symantec Corp.                                           10,673     216,448
#*  Syntel, Inc.                                              1,201      96,464
#*  Teradata Corp.                                            4,561     207,343

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                             SHARES   VALUE+
                                                             ------ -----------
Information Technology -- (Continued)
    Texas Instruments, Inc.                                  45,809 $ 2,082,019
    Total System Services, Inc.                               8,119     257,941
#*  Ubiquiti Networks, Inc.                                   2,379      92,139
*   Ultimate Software Group, Inc. (The)                         470      56,226
#*  Vantiv, Inc. Class A                                     12,986     399,319
#*  VeriSign, Inc.                                              100       4,718
#   Western Union Co. (The)                                  49,326     782,804
#*  WEX, Inc.                                                 1,008      96,738
                                                                    -----------
Total Information Technology                                         63,662,135
                                                                    -----------
Materials -- (6.3%)
    Air Products & Chemicals, Inc.                            5,154     605,698
    Airgas, Inc.                                              5,377     571,360
    Albemarle Corp.                                           3,493     234,171
    Avery Dennison Corp.                                      4,284     208,459
#   Axiall Corp.                                                201       9,367
    Ball Corp.                                               14,008     787,110
    Celanese Corp. Series A                                  13,706     841,960
    Eastman Chemical Co.                                     19,376   1,689,006
    Ecolab, Inc.                                              7,465     781,138
    EI du Pont de Nemours & Co.                              36,570   2,461,892
    FMC Corp.                                                12,925     995,225
    International Flavors & Fragrances, Inc.                  3,370     332,012
    LyondellBasell Industries NV Class A                     18,427   1,704,497
    Monsanto Co.                                             14,483   1,603,268
#   NewMarket Corp.                                           1,016     378,277
*   Owens-Illinois, Inc.                                     21,070     669,605
    Packaging Corp. of America                                8,226     548,098
    PPG Industries, Inc.                                      3,517     680,962
    Praxair, Inc.                                            11,964   1,561,900
    Rockwood Holdings, Inc.                                   5,695     404,630
    RPM International, Inc.                                   6,791     289,704
    Scotts Miracle-Gro Co. (The) Class A                      4,620     282,790
    Sealed Air Corp.                                         18,321     628,593
    Sherwin-Williams Co. (The)                                3,139     627,298
    Sigma-Aldrich Corp.                                       6,257     601,986
    Silgan Holdings, Inc.                                     1,647      81,938
#   Southern Copper Corp.                                     6,178     186,205
    Valspar Corp. (The)                                       7,489     546,997
    Westlake Chemical Corp.                                   2,806     199,787
*   WR Grace & Co.                                            6,694     616,517
                                                                    -----------
Total Materials                                                      21,130,450
                                                                    -----------
Real Estate Investment Trusts -- (0.1%)
    Crown Castle International Corp.                          6,127     445,617
                                                                    -----------
Telecommunication Services -- (3.5%)
*   Level 3 Communications, Inc.                             24,040   1,034,441
*   SBA Communications Corp. Class A                         11,982   1,075,504
*   tw telecom, Inc.                                         11,157     342,408

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Telecommunication Services -- (Continued)
      Verizon Communications, Inc.                         204,031 $  9,534,369
                                                                   ------------
Total Telecommunication Services                                     11,986,722
                                                                   ------------
Utilities -- (0.0%)
      ONE Gas, Inc.                                          2,147       78,537
                                                                   ------------
TOTAL COMMON STOCKS                                                 318,974,070
                                                                   ------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional Liquid Reserves, 0.074%   679,508      679,508
                                                                   ------------

                                                          SHARES/
                                                           FACE
                                                          AMOUNT
                                                           (000)
                                                         ---------
SECURITIES LENDING COLLATERAL -- (5.5%)
(S)@  DFA Short Term Investment Fund                     1,600,691   18,519,994
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $300,892,578)                  $338,173,572
                                                                   ============

U.S. LARGE CAP GROWTH PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ---------------------------------------------
                                    LEVEL 1      LEVEL 2   LEVEL 3    TOTAL
                                  ------------ ----------- ------- ------------
Common Stocks
   Consumer Discretionary         $ 67,680,479          --   --... $ 67,680,479
   Consumer Staples                 43,846,605          --   --...   43,846,605
   Energy                           10,777,593          --   --...   10,777,593
   Financials                       10,285,726          --   --...   10,285,726
   Health Care                      39,541,692          --   --...   39,541,692
   Industrials                      49,538,514          --   --...   49,538,514
   Information Technology           63,662,135          --   --...   63,662,135
   Materials                        21,130,450          --   --...   21,130,450
   Real Estate Investment Trusts       445,617          --   --...      445,617
   Telecommunication Services       11,986,722          --   --...   11,986,722
   Utilities                            78,537          --   --...       78,537
Temporary Cash Investments             679,508          --   --...      679,508
Securities Lending Collateral               -- $18,519,994   --...   18,519,994
                                  ------------ -----------   --    ------------
TOTAL                             $319,653,578 $18,519,994   --... $338,173,572
                                  ============ ===========   ==    ============

                        U.S. SMALL CAP GROWTH PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                                SHARES  VALUE+
                                                                ------ --------
COMMON STOCKS -- (73.0%)

Consumer Discretionary -- (16.9%)
*   American Axle & Manufacturing Holdings, Inc.                17,006 $300,156
#*  American Public Education, Inc.                              4,671  161,617
#*  ANN, Inc.                                                   15,041  589,457
#   Arctic Cat, Inc.                                             4,496  183,841
*   Asbury Automotive Group, Inc.                               10,685  659,692
#*  Bally Technologies, Inc.                                     8,612  560,727
*   Big Lots, Inc.                                              15,261  602,809
*   Bloomin' Brands, Inc.                                       30,261  645,165
*   Blue Nile, Inc.                                              3,481  120,895
#   Bob Evans Farms, Inc.                                        6,857  321,388
*   Bravo Brio Restaurant Group, Inc.                            4,755   71,182
*   Bright Horizons Family Solutions, Inc.                       4,526  184,570
    Brown Shoe Co., Inc.                                        11,120  262,321
#   Buckle, Inc. (The)                                          12,177  572,197
#*  Buffalo Wild Wings, Inc.                                     5,523  807,021
#   Capella Education Co.                                        3,381  197,315
*   Carmike Cinemas, Inc.                                        5,593  165,888
#   Carriage Services, Inc.                                      4,360   70,152
#   Cato Corp. (The) Class A                                     4,749  135,299
#*  Cavco Industries, Inc.                                         400   31,180
#   Cheesecake Factory, Inc. (The)                              18,039  809,771
    Cherokee, Inc.                                                 640    8,877
#   Chico's FAS, Inc.                                           43,860  696,497
*   Christopher & Banks Corp.                                    1,001    6,246
    Churchill Downs, Inc.                                        1,571  137,981
#*  Chuy's Holdings, Inc.                                        2,688   96,634
#*  Conn's, Inc.                                                10,232  452,561
#   Cracker Barrel Old Country Store, Inc.                       6,757  640,158
#*  Crown Media Holdings, Inc. Class A                           5,366   19,210
#   CST Brands, Inc.                                            21,491  701,251
#   Culp, Inc.                                                   2,228   40,215
#*  Deckers Outdoor Corp.                                        9,818  775,131
#*  Del Frisco's Restaurant Group, Inc.                          3,987  103,702
    Destination Maternity Corp.                                  2,990   73,733
    DineEquity, Inc.                                             5,639  427,493
*   Dixie Group, Inc. (The)                                        700   10,549
#*  Dorman Products, Inc.                                       10,161  584,766
    Drew Industries, Inc.                                        6,265  315,255
#   Einstein Noah Restaurant Group, Inc.                         2,769   42,532
#   Ethan Allen Interiors, Inc.                                  2,112   51,279
*   Express, Inc.                                               30,112  438,732
*   Famous Dave's Of America, Inc.                                 600   15,894
*   Fiesta Restaurant Group, Inc.                                7,554  276,552
    Finish Line, Inc. (The) Class A                             10,262  282,513
#*  Five Below, Inc.                                            16,963  683,779
#*  G-III Apparel Group, Ltd.                                    6,499  466,433
*   Gentherm, Inc.                                               9,184  333,838
#   Gordmans Stores, Inc.                                        4,293   19,276
*   Grand Canyon Education, Inc.                                13,189  568,710
#   Guess?, Inc.                                                18,192  489,547
#*  Hibbett Sports, Inc.                                         7,216  388,582

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                SHARES  VALUE+
                                                                ------ --------
Consumer Discretionary -- (Continued)
    Hillenbrand, Inc.                                           18,258 $555,043
#   Interval Leisure Group, Inc.                                16,287  419,716
#*  iRobot Corp.                                                 7,459  249,877
*   Jack in the Box, Inc.                                       11,778  630,594
*   JTH Holding, Inc. Class A                                      400   10,880
#   KB Home                                                     23,379  385,987
#*  Kirkland's, Inc.                                             4,328   74,052
*   Kona Grill, Inc.                                               500   11,725
    La-Z-Boy, Inc.                                              14,286  346,150
#*  LeapFrog Enterprises, Inc.                                   3,441   23,571
#*  Libbey, Inc.                                                 4,937  131,670
*   LIN Media LLC Class A                                        9,187  215,251
    Lithia Motors, Inc. Class A                                  6,631  492,551
#*  Lumber Liquidators Holdings, Inc.                            7,844  683,683
    Matthews International Corp. Class A                           124    5,003
#*  Mattress Firm Holding Corp.                                  4,220  190,702
#*  Modine Manufacturing Co.                                    10,123  166,827
*   Monarch Casino & Resort, Inc.                                  800   12,832
#   Monro Muffler Brake, Inc.                                    8,736  492,710
    Movado Group, Inc.                                           3,449  135,477
#*  Murphy USA, Inc.                                            12,245  520,412
#*  Nathan's Famous, Inc.                                        1,228   60,516
#*  Nautilus, Inc.                                               7,490   62,392
#*  New York & Co., Inc.                                        14,303   59,930
#   New York Times Co. (The) Class A                            44,565  716,605
    Nutrisystem, Inc.                                            7,237  108,555
#*  Office Depot, Inc.                                          52,792  215,919
*   Orbitz Worldwide, Inc.                                      27,307  200,706
#*  Outerwall, Inc.                                              4,206  291,686
*   Overstock.com, Inc.                                          5,980   95,800
#   Oxford Industries, Inc.                                      4,464  294,669
#   Papa John's International, Inc.                             11,326  496,758
#   PetMed Express, Inc.                                         1,588   20,787
#   Pier 1 Imports, Inc.                                        24,195  441,801
#   Pool Corp.                                                  13,059  770,742
*   Popeyes Louisiana Kitchen, Inc.                              8,179  311,620
#*  Red Robin Gourmet Burgers, Inc.                              3,855  262,063
#   Ruth's Hospitality Group, Inc.                              10,280  129,425
#   Ryland Group, Inc. (The)                                    13,884  533,007
*   Scientific Games Corp. Class A                              23,889  286,190
*   Select Comfort Corp.                                        14,529  267,334
#*  Shiloh Industries, Inc.                                        437    8,626
#*  Shutterfly, Inc.                                             6,157  252,006
#   Sinclair Broadcast Group, Inc. Class A                      17,070  456,281
#*  Smith & Wesson Holding Corp.                                16,238  249,253
*   Sonic Corp.                                                 19,100  363,664
    Sotheby's                                                      891   37,475
#   Standard Motor Products, Inc.                                6,075  230,789
#   Stein Mart, Inc.                                             1,200   15,000
*   Steven Madden, Ltd.                                         18,745  667,509
#   Sturm Ruger & Co., Inc.                                      1,130   72,716
#   Texas Roadhouse, Inc.                                       20,052  496,086

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                            SHARES   VALUE+
                                                            ------ -----------
Consumer Discretionary -- (Continued)
#   Thor Industries, Inc.                                    7,201 $   438,325
#*  Tile Shop Holdings, Inc.                                13,943     196,527
*   Tower International, Inc.                                5,574     155,013
#*  Tumi Holdings, Inc.                                     13,837     282,552
    Vail Resorts, Inc.                                      10,372     718,054
*   Valuevision Media, Inc. Class A                          4,380      20,498
#*  Vera Bradley, Inc.                                       2,379      67,326
#*  Vitamin Shoppe, Inc.                                     8,645     413,923
*   William Lyon Homes Class A                               2,921      76,238
#   Winmark Corp.                                            1,277      96,873
#*  Winnebago Industries, Inc.                               7,349     175,641
#   Wolverine World Wide, Inc.                              26,204     736,332
#   World Wrestling Entertainment, Inc. Class A              1,300      25,350
#*  Zale Corp.                                               5,406     115,634
#*  Zumiez, Inc.                                             8,253     201,786
                                                                   -----------
Total Consumer Discretionary                                        34,551,264
                                                                   -----------
Consumer Staples -- (3.1%)
#   Alico, Inc.                                              1,296      45,256
#*  Annie's, Inc.                                            3,519     114,403
#   B&G Foods, Inc.                                         15,026     492,853
#*  Boston Beer Co., Inc. (The) Class A                      2,557     629,124
*   Boulder Brands, Inc.                                     4,100      60,516
#   Cal-Maine Foods, Inc.                                    2,312     137,865
#   Calavo Growers, Inc.                                     2,243      69,735
#   Casey's General Stores, Inc.                            10,917     749,561
#*  Chefs' Warehouse, Inc. (The)                             6,450     129,581
    Coca-Cola Bottling Co. Consolidated                        600      49,338
#*  Farmer Bros. Co.                                         1,211      23,869
#*  Fresh Market, Inc. (The)                                13,191     489,386
    Inter Parfums, Inc.                                      8,653     316,613
#*  Inventure Foods, Inc.                                    2,960      35,579
    J&J Snack Foods Corp.                                    4,982     466,315
#   Lancaster Colony Corp.                                   7,976     756,763
#*  Medifast, Inc.                                           3,714     117,548
#*  National Beverage Corp.                                  2,900      55,912
#*  Natural Grocers by Vitamin Cottage, Inc.                 4,417     157,245
#   Oil-Dri Corp. of America                                 1,477      49,494
    Orchids Paper Products Co.                               1,600      42,992
    Rocky Mountain Chocolate Factory, Inc.                     400       4,780
#   Sanderson Farms, Inc.                                    7,068     581,485
#*  Susser Holdings Corp.                                    5,978     462,578
#   WD-40 Co.                                                3,898     283,930
                                                                   -----------
Total Consumer Staples                                               6,322,721
                                                                   -----------
Energy -- (2.4%)
    Bolt Technology Corp.                                      700      11,816
*   Bonanza Creek Energy, Inc.                              12,054     586,065
#   CARBO Ceramics, Inc.                                     4,070     569,434
#*  Carrizo Oil & Gas, Inc.                                 14,226     782,715
    EnLink Midstream LLC                                    13,004     459,431
#   EXCO Resources, Inc.                                    45,637     289,795

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                              SHARES   VALUE+
                                                              ------ ----------
Energy -- (Continued)
*   Gastar Exploration, Inc.                                  13,440 $   89,107
#*  Geospace Technologies Corp.                                3,681    213,977
#*  Goodrich Petroleum Corp.                                   7,442    187,166
#*  Matador Resources Co.                                     17,380    499,154
*   Matrix Service Co.                                         3,883    120,256
#   Panhandle Oil and Gas, Inc. Class A                          360     15,786
    PBF Energy, Inc. Class A                                     740     22,777
*   PDC Energy, Inc.                                           5,516    351,204
*   PetroQuest Energy, Inc.                                    7,428     44,717
#*  Rex Energy Corp.                                          14,624    307,981
*   RigNet, Inc.                                               2,886    134,949
#*  Synergy Resources Corp.                                   15,645    182,108
*   Willbros Group, Inc.                                       9,816    109,056
                                                                     ----------
Total Energy                                                          4,977,494
                                                                     ----------
Financials -- (5.4%)
#*  Altisource Portfolio Solutions SA                          4,397    456,013
#   Bank of Hawaii Corp.                                      13,434    741,154
#   Bank of the Ozarks, Inc.                                  10,069    603,133
#   BGC Partners, Inc. Class A                                38,107    273,227
*   BofI Holding, Inc.                                         3,743    301,723
    Bridge Bancorp, Inc.                                         412     10,020
#   Cohen & Steers, Inc.                                       2,284     92,525
*   Consumer Portfolio Services, Inc.                          3,825     26,699
#   Crawford & Co. Class B                                     1,463     16,707
*   Credit Acceptance Corp.                                    4,028    529,763
#   Diamond Hill Investment Group, Inc.                          909    107,917
#*  eHealth, Inc.                                              1,006     42,141
    Evercore Partners, Inc. Class A                           10,397    555,512
#   Federated Investors, Inc. Class B                          3,143     89,701
    Fidelity National Financial, Inc. Class A                  4,647    149,541
*   First Cash Financial Services, Inc.                        8,360    407,717
#   FXCM, Inc. Class A                                         7,560    117,029
#   GAMCO Investors, Inc. Class A                              1,340    101,746
#*  Green Dot Corp. Class A                                    8,788    152,648
#   Greenhill & Co., Inc.                                      7,883    395,332
#   HCI Group, Inc.                                            2,858    110,547
    HFF, Inc. Class A                                         10,675    362,950
    Home BancShares, Inc.                                     18,182    576,551
#   Investors Bancorp, Inc.                                   11,389    304,428
#*  Ladenburg Thalmann Financial Services, Inc.               11,507     31,414
#   MarketAxess Holdings, Inc.                                11,163    601,462
#*  Portfolio Recovery Associates, Inc.                       14,421    824,160
#   Pzena Investment Management, Inc. Class A                  1,700     18,479
*   Regional Management Corp.                                  1,775     27,229
#   RLI Corp.                                                  1,616     69,585
#*  Texas Capital Bancshares, Inc.                            13,144    738,561
    Union Bankshares Corp.                                     7,719    197,529
#   Universal Insurance Holdings, Inc.                         4,917     71,936
*   Virtus Investment Partners, Inc.                           2,604    481,714
#   Westamerica Bancorporation                                 7,165    364,125
*   Western Alliance Bancorp                                  25,406    586,116

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                             SHARES   VALUE+
                                                             ------ -----------
Financials -- (Continued)
#   Westwood Holdings Group, Inc.                             2,094 $   121,808
#*  WisdomTree Investments, Inc.                             36,788     415,337
#*  World Acceptance Corp.                                      644      46,754
                                                                    -----------
Total Financials                                                     11,120,933
                                                                    -----------
Health Care -- (8.7%)
#*  Addus HomeCare Corp.                                        544      11,761
#*  Air Methods Corp.                                        11,163     621,444
#*  Akorn, Inc.                                              26,465     667,447
*   Albany Molecular Research, Inc.                           3,181      51,087
*   AMN Healthcare Services, Inc.                            11,065     138,091
    Analogic Corp.                                            1,034      77,633
#*  Anika Therapeutics, Inc.                                  3,667     156,728
#*  ArthroCare Corp.                                          6,290     305,254
#   Atrion Corp.                                                547     157,717
#*  Auxilium Pharmaceuticals, Inc.                           12,467     280,632
#*  Biospecifics Technologies Corp.                             700      16,611
*   Cambrex Corp.                                             6,603     135,295
    Cantel Medical Corp.                                     11,163     370,165
*   Capital Senior Living Corp.                               2,116      52,329
*   Charles River Laboratories International, Inc.           13,386     719,096
#   Chemed Corp.                                              4,205     350,150
#   Computer Programs & Systems, Inc.                         2,892     182,572
*   Corvel Corp.                                              5,008     228,064
#*  Cyberonics, Inc.                                          7,670     453,757
*   Emeritus Corp.                                            5,728     170,866
#   Ensign Group, Inc. (The)                                  5,859     249,008
*   ExamWorks Group, Inc.                                     8,229     302,827
#*  Gentiva Health Services, Inc.                             7,822      58,900
*   Globus Medical, Inc. Class A                             18,057     440,952
#   HealthSouth Corp.                                        24,154     836,695
#   Hill-Rom Holdings, Inc.                                  16,248     607,025
#*  HMS Holdings Corp.                                       19,439     314,329
*   ICU Medical, Inc.                                         4,112     229,367
#*  Integra LifeSciences Holdings Corp.                       8,972     408,944
#*  IPC The Hospitalist Co., Inc.                             4,355     176,378
#   Landauer, Inc.                                              390      16,864
*   Lannett Co., Inc.                                         5,622     194,128
#*  Ligand Pharmaceuticals, Inc. Class B                      4,949     312,628
#*  Masimo Corp.                                             16,427     439,587
*   MedAssets, Inc.                                          15,555     355,121
*   Medidata Solutions, Inc.                                 13,642     495,341
#   Meridian Bioscience, Inc.                                10,642     212,521
#*  MWI Veterinary Supply, Inc.                               3,632     568,916
#*  Myriad Genetics, Inc.                                    20,459     863,574
*   National Research Corp. Class A                             900      14,184
#*  National Research Corp. Class B                             150       6,582
*   Natus Medical, Inc.                                       9,168     227,641
*   NuVasive, Inc.                                           13,107     441,837
*   Omnicell, Inc.                                            6,935     183,639
#   Owens & Minor, Inc.                                      18,780     629,881
#*  PAREXEL International Corp.                              12,937     586,693

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                             SHARES   VALUE+
                                                             ------ -----------
Health Care -- (Continued)
*   Prestige Brands Holdings, Inc.                           13,098 $   439,045
*   Providence Service Corp. (The)                            3,480     141,323
#   Quality Systems, Inc.                                    15,407     227,561
#*  Quidel Corp.                                              6,071     130,223
#*  Repligen Corp.                                           11,086     175,713
*   Sagent Pharmaceuticals, Inc.                              4,817      99,664
    STERIS Corp.                                             17,568     844,142
#*  Sucampo Pharmaceuticals, Inc. Class A                     4,300      29,713
#*  SurModics, Inc.                                             104       2,263
*   Team Health Holdings, Inc.                                3,355     162,650
#*  Thoratec Corp.                                           16,195     530,872
    US Physical Therapy, Inc.                                 2,600      80,210
#   Utah Medical Products, Inc.                                 680      34,537
*   Vascular Solutions, Inc.                                  2,653      58,127
    West Pharmaceutical Services, Inc.                       13,062     566,630
                                                                    -----------
Total Health Care                                                    17,842,934
                                                                    -----------
Industrials -- (14.9%)
#   AAON, Inc.                                                9,516     269,779
#   Aceto Corp.                                               6,574     143,839
#   Allegiant Travel Co.                                      4,859     570,690
#   Altra Industrial Motion Corp.                             7,369     251,725
#   American Science & Engineering, Inc.                      1,649     110,813
#*  American Woodmark Corp.                                   2,409      72,294
#   Apogee Enterprises, Inc.                                  7,822     248,505
    Applied Industrial Technologies, Inc.                    11,356     544,180
*   ARC Document Solutions, Inc.                              7,889      50,490
    Argan, Inc.                                                  31         830
*   Astronics Corp.                                           2,681     153,139
#*  Astronics Corp. Class B                                     535      30,441
#   AZZ, Inc.                                                 6,479     281,318
    Barrett Business Services, Inc.                           1,943      97,947
*   Beacon Roofing Supply, Inc.                              10,985     390,846
*   Blount International, Inc.                               12,308     137,480
#   Brink's Co. (The)                                        13,224     336,419
#*  Casella Waste Systems, Inc. Class A                       8,881      45,293
#   Ceco Environmental Corp.                                  4,293      68,216
#*  Chart Industries, Inc.                                    1,640     111,881
    CIRCOR International, Inc.                                4,828     392,082
    CLARCOR, Inc.                                            11,435     660,486
#*  Columbus McKinnon Corp.                                     958      25,377
#   Comfort Systems USA, Inc.                                 1,078      16,170
#   Corporate Executive Board Co. (The)                      10,526     726,504
#   Deluxe Corp.                                             15,754     865,682
*   DXP Enterprises, Inc.                                     3,939     445,934
#*  Echo Global Logistics, Inc.                               5,918     115,756
#*  EnPro Industries, Inc.                                    5,841     415,938
    Exelis, Inc.                                             25,596     474,550
    Exponent, Inc.                                            3,549     249,921
*   Federal Signal Corp.                                     13,816     209,727
    Forward Air Corp.                                         8,784     388,516
*   Franklin Covey Co.                                        2,550      51,688

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                              SHARES   VALUE+
                                                              ------ ----------
Industrials -- (Continued)
    Franklin Electric Co., Inc.                               14,289 $  552,556
*   Furmanite Corp.                                            3,400     35,632
    G&K Services, Inc. Class A                                 4,440    235,054
#   Generac Holdings, Inc.                                     3,713    218,621
#*  Goldfield Corp. (The)                                      4,847      9,985
#   Gorman-Rupp Co. (The)                                      2,601     80,761
*   GP Strategies Corp.                                        4,449    116,920
#   Graham Corp.                                               1,961     58,516
*   Greenbrier Cos., Inc. (The)                                  365     19,141
*   H&E Equipment Services, Inc.                              11,322    436,463
    Harsco Corp.                                              27,489    657,812
#   Healthcare Services Group, Inc.                           20,415    594,076
#   Heartland Express, Inc.                                   25,768    560,712
#   HEICO Corp.                                                5,207    288,051
    HEICO Corp. Class A                                        1,875     76,406
    Herman Miller, Inc.                                        1,900     58,577
#   HNI Corp.                                                 11,829    416,736
*   Hub Group, Inc. Class A                                    9,512    424,711
*   Huron Consulting Group, Inc.                               6,508    463,370
#   Hyster-Yale Materials Handling, Inc.                       3,205    308,930
    Insperity, Inc.                                            6,456    206,979
#   Interface, Inc.                                           19,260    346,487
#   John Bean Technologies Corp.                               7,164    207,684
#   Kaman Corp.                                                6,838    286,991
#   Kforce, Inc.                                               8,877    205,236
#   Knight Transportation, Inc.                               22,997    545,719
    Knoll, Inc.                                               12,528    227,884
#   Landstar System, Inc.                                     13,750    866,112
#   Lindsay Corp.                                              3,120    274,966
    Manitowoc Co., Inc. (The)                                 25,015    794,977
#*  MasTec, Inc.                                              27,352  1,082,592
*   Mistras Group, Inc.                                        3,432     77,941
#   MSA Safety, Inc.                                           9,946    524,651
#   Mueller Industries, Inc.                                  16,076    465,239
    Mueller Water Products, Inc. Class A                      58,845    536,666
*   Nortek, Inc.                                               3,010    247,302
#   Omega Flex, Inc.                                           1,000     20,170
*   On Assignment, Inc.                                       14,541    508,935
#*  Park-Ohio Holdings Corp.                                   2,510    146,559
*   Patrick Industries, Inc.                                   2,577    103,260
*   PGT, Inc.                                                 14,388    143,161
*   Polypore International, Inc.                               2,735     94,850
#*  PowerSecure International, Inc.                            5,600    124,488
    Primoris Services Corp.                                   17,895    500,702
#*  Proto Labs, Inc.                                           6,913    418,513
#   Raven Industries, Inc.                                    10,131    313,048
#*  RBC Bearings, Inc.                                         6,690    416,519
*   Rexnord Corp.                                             16,905    452,040
#*  Roadrunner Transportation Systems, Inc.                    6,567    161,745
#*  Saia, Inc.                                                 6,614    272,298
#*  SP Plus Corp.                                              1,472     35,946
*   Spirit Airlines, Inc.                                     18,235  1,036,477

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                             SHARES   VALUE+
                                                             ------ -----------
Industrials -- (Continued)
    Standex International Corp.                               3,096 $   183,810
    Steelcase, Inc. Class A                                  22,100     364,208
#   Sun Hydraulics Corp.                                      6,626     270,871
#*  Swift Transportation Co.                                 20,364     489,754
#*  Taser International, Inc.                                12,845     207,447
#*  Team, Inc.                                                5,057     216,895
#   Tennant Co.                                               4,452     283,993
#   Textainer Group Holdings, Ltd.                            6,887     270,659
*   Thermon Group Holdings, Inc.                              7,289     173,624
#*  Trex Co., Inc.                                            4,515     354,518
*   Trimas Corp.                                             12,787     458,542
*   TrueBlue, Inc.                                           11,162     298,583
#   Twin Disc, Inc.                                             300       8,679
#   Universal Truckload Services, Inc.                        3,003      74,054
    US Ecology, Inc.                                          5,783     258,211
#*  Wabash National Corp.                                    26,093     348,602
                                                                    -----------
Total Industrials                                                    30,476,073
                                                                    -----------
Information Technology -- (15.8%)
*   ACI Worldwide, Inc.                                      10,836     619,277
#*  Actuate Corp.                                            11,100      62,493
#*  Acxiom Corp.                                             21,895     618,315
#   ADTRAN, Inc.                                              4,587     102,886
*   Advanced Energy Industries, Inc.                          3,947      86,360
#   American Software, Inc. Class A                           5,886      56,741
    Anixter International, Inc.                                 653      63,981
#*  AVG Technologies NV                                      14,132     264,692
#   Badger Meter, Inc.                                        3,193     158,213
    Belden, Inc.                                              4,429     326,905
#   Blackbaud, Inc.                                          12,283     374,017
#   Booz Allen Hamilton Holding Corp.                        33,225     772,149
#*  Cabot Microelectronics Corp.                              6,175     267,810
#*  CalAmp Corp.                                              6,482     115,056
*   Cardtronics, Inc.                                        12,915     432,394
#*  Cascade Microtech, Inc.                                   1,200      12,816
#   Cass Information Systems, Inc.                            1,275      64,400
#*  Cirrus Logic, Inc.                                       15,263     340,365
#*  Clearfield, Inc.                                          1,000      15,760
*   Cognex Corp.                                             19,266     663,328
*   Coherent, Inc.                                              367      21,914
#   Computer Task Group, Inc.                                 3,013      47,636
*   Comverse, Inc.                                            4,695     117,093
    Concurrent Computer Corp.                                 1,757      14,741
*   Constant Contact, Inc.                                    6,390     165,245
#*  Conversant, Inc.                                         17,193     420,197
*   CoreLogic, Inc.                                          24,271     680,316
*   Cray, Inc.                                               10,357     297,349
#   CSG Systems International, Inc.                           9,078     239,296
    Daktronics, Inc.                                         10,902     141,944
#*  Datalink Corp.                                            5,009      64,316
*   Dealertrack Technologies, Inc.                           11,669     533,157
#*  Dice Holdings, Inc.                                      11,156      85,343

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                SHARES  VALUE+
                                                                ------ --------
Information Technology -- (Continued)
#   Diebold, Inc.                                               18,251 $686,420
#   Digimarc Corp.                                                 497   16,411
*   Electronics for Imaging, Inc.                               13,905  525,470
#*  Ellie Mae, Inc.                                              1,500   36,585
*   EPAM Systems, Inc.                                          11,607  361,326
#*  Euronet Worldwide, Inc.                                     14,572  670,166
*   ExlService Holdings, Inc.                                    6,684  189,124
*   Extreme Networks, Inc.                                      12,768   73,033
    Fair Isaac Corp.                                            10,987  628,456
#*  FARO Technologies, Inc.                                      4,372  174,443
#*  Finisar Corp.                                               34,468  901,338
#   Forrester Research, Inc.                                     5,058  179,205
*   Global Cash Access Holdings, Inc.                           18,341  121,051
#   Heartland Payment Systems, Inc.                             11,549  472,816
*   Higher One Holdings, Inc.                                       41      246
#   Hittite Microwave Corp.                                      8,876  526,879
*   iGATE Corp.                                                 16,877  617,698
#*  Internap Network Services Corp.                              1,494   10,040
#*  Ixia                                                        15,516  192,709
#   j2 Global, Inc.                                             12,999  602,634
*   Kofax, Ltd.                                                  4,165   31,571
*   Lionbridge Technologies, Inc.                               14,471   85,089
    Littelfuse, Inc.                                             6,368  576,622
#*  M/A-COM Technology Solutions Holdings, Inc.                  4,008   70,180
#*  Manhattan Associates, Inc.                                  21,076  664,526
    MAXIMUS, Inc.                                                2,786  118,600
#*  Measurement Specialties, Inc.                                4,165  268,018
#   Mentor Graphics Corp.                                       31,074  643,232
#   Mesa Laboratories, Inc.                                        787   67,446
    Methode Electronics, Inc.                                   10,627  294,793
    Micrel, Inc.                                                 5,907   58,834
#*  Microsemi Corp.                                             24,078  566,315
*   MicroStrategy, Inc. Class A                                  1,846  224,160
#   Monotype Imaging Holdings, Inc.                             10,652  281,319
#   MTS Systems Corp.                                            4,258  274,513
*   NAPCO Security Technologies, Inc.                            3,838   22,414
#*  Netscout Systems, Inc.                                      10,788  420,300
*   Newport Corp.                                                4,953   92,522
    NIC, Inc.                                                   18,032  330,707
#*  OpenTable, Inc.                                              7,288  489,462
*   OSI Systems, Inc.                                            5,264  293,784
#   Pegasystems, Inc.                                           20,732  343,529
*   Perficient, Inc.                                             6,905  126,154
    Plantronics, Inc.                                           13,153  573,076
*   PMC-Sierra, Inc.                                            28,100  192,204
#*  Progress Software Corp.                                     17,932  384,821
*   RealD, Inc.                                                    768    8,417
#*  Reis, Inc.                                                   1,500   24,690
*   RF Micro Devices, Inc.                                      70,040  591,138
*   Riverbed Technology, Inc.                                   41,999  816,881
*   Sapient Corp.                                               46,955  763,958
    Science Applications International Corp.                     3,842  149,838

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                             SHARES   VALUE+
                                                             ------ -----------
Information Technology -- (Continued)
#*  Semtech Corp.                                            12,743 $   305,577
*   Shutterstock, Inc.                                        9,185     666,004
*   Silicon Image, Inc.                                      27,157     152,351
*   Silicon Laboratories, Inc.                               12,383     556,616
*   Stamps.com, Inc.                                            960      33,322
#*  Synaptics, Inc.                                          10,032     623,489
#*  Synchronoss Technologies, Inc.                           11,394     346,833
*   Take-Two Interactive Software, Inc.                      34,387     700,807
*   TeleTech Holdings, Inc.                                  12,565     303,193
#   Tessco Technologies, Inc.                                   800      26,312
#*  Travelzoo, Inc.                                             608      10,908
#*  Tyler Technologies, Inc.                                  7,401     604,292
#*  Ubiquiti Networks, Inc.                                   1,306      50,581
*   Verint Systems, Inc.                                     15,424     675,108
#*  Virtusa Corp.                                             7,812     257,562
*   Web.com Group, Inc.                                      12,491     383,599
#*  WebMD Health Corp.                                       11,051     487,239
*   Zebra Technologies Corp. Class A                         16,366   1,136,455
#*  Zix Corp.                                                 1,980       6,494
                                                                    -----------
Total Information Technology                                         32,408,410
                                                                    -----------
Materials -- (5.2%)
*   AEP Industries, Inc.                                        798      28,425
    AMCOL International Corp.                                 3,922     179,824
#   American Vanguard Corp.                                   6,861     122,194
#*  Arabian American Development Co.                            900       9,837
*   Berry Plastics Group, Inc.                               33,793     760,005
*   Boise Cascade Co.                                         5,681     142,139
#*  Calgon Carbon Corp.                                      14,797     296,384
#   Chase Corp.                                                 400      12,456
*   Chemtura Corp.                                           28,386     633,008
    Compass Minerals International, Inc.                      8,095     741,502
#   Deltic Timber Corp.                                       2,558     155,398
#*  Ferro Corp.                                              24,619     319,555
#*  Flotek Industries, Inc.                                  14,085     394,521
#   FutureFuel Corp.                                          5,822     116,847
    Globe Specialty Metals, Inc.                             21,409     414,906
#   Hawkins, Inc.                                               560      20,272
    HB Fuller Co.                                            14,787     685,082
*   Headwaters, Inc.                                         19,916     248,552
#   Innophos Holdings, Inc.                                   5,110     288,408
#   Innospec, Inc.                                            6,466     278,426
*   KapStone Paper and Packaging Corp.                       32,658     861,518
    Koppers Holdings, Inc.                                    5,780     246,806
    Minerals Technologies, Inc.                               9,301     553,316
    Myers Industries, Inc.                                    8,079     151,077
#   Neenah Paper, Inc.                                        4,124     207,726
*   OMNOVA Solutions, Inc.                                    6,309      57,538
#*  Penford Corp.                                             1,600      20,160
#   PolyOne Corp.                                             8,049     301,596
#   Quaker Chemical Corp.                                     3,455     257,156
    Schweitzer-Mauduit International, Inc.                    8,318     362,997

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------
Materials -- (Continued)
#     Stepan Co.                                             5,843 $    337,901
#     United States Lime & Minerals, Inc.                    1,260       68,116
#     US Silica Holdings, Inc.                              16,741      756,191
      Worthington Industries, Inc.                          19,725      725,880
                                                                   ------------
Total Materials                                                      10,755,719
                                                                   ------------
Telecommunication Services -- (0.6%)
#     Cogent Communications Group, Inc.                     13,233      456,142
#     Consolidated Communications Holdings, Inc.             8,859      176,471
      IDT Corp. Class B                                      5,146       81,513
#     Inteliquent, Inc.                                      8,251      112,544
#     Lumos Networks Corp.                                   4,959       65,508
#     NTELOS Holdings Corp.                                  4,994       68,867
*     Vonage Holdings Corp.                                 42,642      163,745
                                                                   ------------
Total Telecommunication Services                                      1,124,790
                                                                   ------------
TOTAL COMMON STOCKS                                                 149,580,338
                                                                   ------------
TEMPORARY CASH INVESTMENTS -- (0.2%)
      State Street Institutional Liquid Reserves, 0.074%   498,655      498,655
                                                                   ------------

                                                          SHARES/
                                                           FACE
                                                          AMOUNT
                                                           (000)
                                                         ---------
SECURITIES LENDING COLLATERAL -- (26.8%)
(S)@  DFA Short Term Investment Fund                     4,743,845   54,886,286
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $185,815,511)                  $204,965,279
                                                                   ============

U.S. SMALL CAP GROWTH PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                    INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ---------------------------------------------
                                    LEVEL 1      LEVEL 2   LEVEL 3    TOTAL
                                  ------------ ----------- ------- ------------
Common Stocks
   Consumer Discretionary         $ 34,551,264          --   --    $ 34,551,264
   Consumer Staples                  6,322,721          --   --       6,322,721
   Energy                            4,977,494          --   --       4,977,494
   Financials                       11,120,933          --   --      11,120,933
   Health Care                      17,842,934          --   --      17,842,934
   Industrials                      30,476,073          --   --      30,476,073
   Information Technology           32,408,410          --   --      32,408,410
   Materials                        10,755,719          --   --      10,755,719
   Telecommunication Services        1,124,790          --   --       1,124,790
Temporary Cash Investments             498,655          --   --         498,655
Securities Lending Collateral               -- $54,886,286   --      54,886,286
                                  ------------ -----------   --    ------------
TOTAL                             $150,078,993 $54,886,286   --    $204,965,279
                                  ============ ===========   ==    ============

                   INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                              SHARES  VALUE++
                                                              ------ ----------
COMMON STOCKS -- (89.0%)

AUSTRALIA -- (6.7%)
#   ALS, Ltd.                                                  3,363 $   23,521
    Amcor, Ltd.                                               46,376    445,069
    Aristocrat Leisure, Ltd.                                  16,955     79,546
#   BHP Billiton, Ltd. Sponsored ADR                          20,200  1,424,908
    Brambles, Ltd.                                            60,035    527,904
    Caltex Australia, Ltd.                                     2,965     61,549
    carsales.com, Ltd.                                         7,310     74,030
    Coca-Cola Amatil, Ltd.                                    22,010    190,007
    Cochlear, Ltd.                                             1,254     68,547
    Commonwealth Bank of Australia                            13,481    991,674
    Computershare, Ltd.                                       10,382    119,670
    CSL, Ltd.                                                  7,974    508,345
#   Flight Centre Travel Group, Ltd.                             635     31,848
#   Fortescue Metals Group, Ltd.                              48,079    227,410
    Iluka Resources, Ltd.                                      7,906     65,681
    Insurance Australia Group, Ltd.                           41,964    224,287
    James Hardie Industries P.L.C.                            17,058    218,994
#   Leighton Holdings, Ltd.                                      837     14,884
#   Monadelphous Group, Ltd.                                     597      9,734
    Navitas, Ltd.                                              5,081     34,843
    Orica, Ltd.                                                5,425    110,716
    Platinum Asset Management, Ltd.                            4,203     25,822
    Ramsay Health Care, Ltd.                                   2,884    120,505
    REA Group, Ltd.                                            2,024     88,272
    Rio Tinto, Ltd.                                            5,466    315,220
    Seek, Ltd.                                                 3,571     55,928
    Telstra Corp., Ltd.                                       71,734    348,778
    TPG Telecom, Ltd.                                          2,160     11,977
    Woolworths, Ltd.                                          20,666    718,184
                                                                     ----------
TOTAL AUSTRALIA                                                       7,137,853
                                                                     ----------
AUSTRIA -- (0.2%)
    Andritz AG                                                 2,299    142,812
    Erste Group Bank AG                                          159      5,346
    Voestalpine AG                                               493     22,520
                                                                     ----------
TOTAL AUSTRIA                                                           170,678
                                                                     ----------
CANADA -- (8.5%)
    Agrium, Inc.                                               1,100    105,649
    Alimentation Couche Tard, Inc. Class B                     6,000    169,098
#   ARC Resources, Ltd.                                        6,000    178,021
    Baytex Energy Corp.                                        5,461    227,178
#   BCE, Inc.                                                  3,700    164,737
#   Bombardier, Inc. Class B                                  47,603    191,533
    CAE, Inc.                                                  2,900     38,286
    Canadian Imperial Bank of Commerce                         3,801    339,239
    Canadian National Railway Co.                              8,780    514,245
    Canadian Oil Sands, Ltd.                                  22,498    487,708
    Canadian Pacific Railway, Ltd.                             1,700    265,149
*   Canfor Corp.                                               4,000     90,726

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
CANADA -- (Continued)
    CCL Industries, Inc. Class B                                 500 $   45,463
    Cenovus Energy, Inc.                                      10,607    315,770
*   CGI Group, Inc. Class A                                    6,800    245,186
    CI Financial Corp.                                         5,100    165,649
    Cineplex, Inc.                                               500     18,845
    Constellation Software, Inc.                                 500    110,739
    Dollarama, Inc.                                            2,100    174,660
    Encana Corp.                                              10,466    242,916
    Finning International, Inc.                                6,652    179,644
    George Weston, Ltd.                                        1,415    106,611
    Gibson Energy, Inc.                                        2,400     64,070
#   Inter Pipeline, Ltd.                                       4,944    134,420
    Jean Coutu Group PJC, Inc. (The) Class A                   2,800     56,432
#   Keyera Corp.                                               1,300     86,465
    Linamar Corp.                                              2,253    112,789
    Loblaw Cos., Ltd.                                            492     21,407
    MacDonald Dettwiler & Associates, Ltd.                       500     38,776
    Magna International, Inc.                                  3,200    313,504
#   Manitoba Telecom Services, Inc.                              900     24,872
    Methanex Corp.                                             3,193    197,966
#   Metro, Inc.                                                1,600     98,623
    National Bank of Canada                                    2,000     83,007
    Onex Corp.                                                 1,900    108,517
    Open Text Corp.                                            1,200     59,208
#   Peyto Exploration & Development Corp.                      2,600     95,859
    Potash Corp. of Saskatchewan, Inc.                        11,304    408,753
    Progressive Waste Solutions, Ltd.                          5,496    133,783
    Quebecor, Inc. Class B                                     1,800     42,452
    Rogers Communications, Inc. Class B                        5,202    206,623
    Royal Bank of Canada                                      11,667    778,652
    Saputo, Inc.                                               4,100    219,243
    Shaw Communications, Inc. Class B                         17,289    418,912
    ShawCor, Ltd.                                              1,900     84,629
    Stantec, Inc.                                                685     40,598
    TELUS Corp.                                                1,002     35,341
    Tim Hortons, Inc.                                          4,600    252,494
    Trilogy Energy Corp.                                       2,300     62,953
*   Valeant Pharmaceuticals International, Inc.                1,500    200,588
#   Vermilion Energy, Inc.                                     3,300    219,579
    West Fraser Timber Co., Ltd.                               1,300     58,118
                                                                     ----------
TOTAL CANADA                                                          9,035,685
                                                                     ----------
FINLAND -- (0.6%)
    Elisa Oyj                                                    737     22,025
#   Kone Oyj Class B                                           4,844    207,640
#*  Nokia Oyj                                                 25,703    192,453
*   Nokia Oyj Sponsored ADR                                   10,599     79,493
#   Nokian Renkaat Oyj                                         1,003     39,913
    Orion Oyj Class B                                            507     15,475
    Wartsila Oyj Abp                                           1,572     87,757
                                                                     ----------
TOTAL FINLAND                                                           644,756
                                                                     ----------

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
FRANCE -- (8.7%)
#   Accor SA                                                   4,312 $  211,114
    Aeroports de Paris                                           500     62,178
    Air Liquide SA                                             4,552    651,243
    Airbus Group NV                                            6,003    412,647
    Arkema SA                                                  3,058    341,555
    AtoS                                                       3,571    308,506
    Bureau Veritas SA                                          7,490    229,529
    Cap Gemini SA                                              2,225    157,204
#   Carrefour SA                                              29,842  1,163,272
    Christian Dior SA                                          1,056    217,278
    Cie Generale des Etablissements Michelin                   6,307    773,432
    Danone SA                                                  2,755    203,427
    Dassault Systemes                                            616     75,804
    Eiffage SA                                                 1,082     81,791
    Essilor International SA                                   3,956    423,637
    Eutelsat Communications SA                                 4,558    156,789
    Iliad SA                                                     882    237,776
    Imerys SA                                                  1,165    102,307
    JCDecaux SA                                                2,948    121,016
    Legrand SA                                                 3,554    229,645
    LVMH Moet Hennessy Louis Vuitton SA                        2,461    484,803
    Plastic Omnium SA                                          1,842     62,675
    Publicis Groupe SA                                         3,516    300,791
    Safran SA                                                  5,258    353,875
    SEB SA                                                       146     13,467
#   SES SA                                                    10,314    388,592
    Societe BIC SA                                               306     40,598
    Sodexo                                                     1,826    196,870
    Technip SA                                                 1,356    152,629
    Thales SA                                                  3,063    195,037
    Valeo SA                                                   2,562    351,837
    Vinci SA                                                   7,028    530,658
    Zodiac Aerospace                                           1,465     48,708
                                                                     ----------
TOTAL FRANCE                                                          9,280,690
                                                                     ----------
GERMANY -- (7.7%)
#   BASF SE                                                   17,660  2,048,661
    Bayer AG                                                  15,071  2,095,497
    Beiersdorf AG                                              1,225    122,971
    Brenntag AG                                                  705    127,711
    Continental AG                                             2,005    471,786
    Deutsche Boerse AG                                         2,344    171,892
    Deutsche Post AG                                          16,525    623,537
    Fielmann AG                                                  205     27,734
    Fresenius SE & Co. KGaA                                    1,225    186,387
#   Fuchs Petrolub SE                                            204     18,808
    Henkel AG & Co. KGaA                                       1,447    148,778
    Hugo Boss AG                                               1,348    187,275
    Lanxess AG                                                   830     63,206
    MAN SE                                                       137     17,568
    Merck KGaA                                                   304     51,389
    MTU Aero Engines AG                                          713     67,226

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
GERMANY -- (Continued)
    SAP AG                                                     6,668 $  538,954
#   SAP AG Sponsored ADR                                       7,462    604,347
    Symrise AG                                                 2,728    137,809
*   ThyssenKrupp AG                                           11,002    314,021
    United Internet AG                                         3,642    156,457
                                                                     ----------
TOTAL GERMANY                                                         8,182,014
                                                                     ----------
HONG KONG -- (2.1%)
#   AAC Technologies Holdings, Inc.                           15,000     83,990
#   ASM Pacific Technology, Ltd.                               4,400     48,893
#   Chow Tai Fook Jewellery Group, Ltd.                       33,600     47,445
*   Galaxy Entertainment Group, Ltd.                          33,000    260,722
    Hong Kong & China Gas Co., Ltd.                           60,000    138,444
    Hong Kong Exchanges and Clearing, Ltd.                    19,807    356,196
    Li & Fung, Ltd.                                           80,000    116,446
    Melco Crown Entertainment, Ltd.                            5,700     64,991
    MGM China Holdings, Ltd.                                  34,000    118,582
    PCCW, Ltd.                                               179,000     95,442
    Prada SpA                                                 11,400     91,428
    Samsonite International SA                                39,000    124,170
    Sands China, Ltd.                                         37,200    273,113
    SJM Holdings, Ltd.                                        39,000    108,748
    Techtronic Industries Co.                                 24,000     76,683
    Television Broadcasts, Ltd.                                3,500     21,888
    VTech Holdings, Ltd.                                       5,900     81,715
    Wynn Macau, Ltd.                                          20,400     80,602
    Xinyi Glass Holdings, Ltd.                                22,000     17,358
*   Xinyi Solar Holdings, Ltd.                                22,000      5,967
                                                                     ----------
TOTAL HONG KONG                                                       2,212,823
                                                                     ----------
ISRAEL -- (0.4%)
#   Bezeq The Israeli Telecommunication Corp., Ltd.           67,434    122,206
    Delek Group, Ltd.                                             28     11,348
    Israel Chemicals, Ltd.                                     3,113     27,629
    Teva Pharmaceutical Industries, Ltd.                       4,513    221,227
                                                                     ----------
TOTAL ISRAEL                                                            382,410
                                                                     ----------
ITALY -- (2.3%)
    Atlantia SpA                                              20,314    529,158
    Enel Green Power SpA                                      54,665    156,451
    Eni SpA Sponsored ADR                                      3,010    155,436
*   Fiat SpA                                                  47,860    577,801
*   Finmeccanica SpA                                          11,346    105,001
    Gtech Spa                                                  1,461     42,884
    Luxottica Group SpA                                        5,221    299,458
*   Mediaset SpA                                              31,334    173,408
    Mediolanum SpA                                             6,896     62,068
    Pirelli & C. SpA                                           4,588     77,244
    Prysmian SpA                                               5,038    131,213
    Salvatore Ferragamo SpA                                      992     31,441
    Tenaris SA                                                 7,055    155,957

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
ITALY -- (Continued)
#   Tod's SpA                                                     17 $    2,382
                                                                     ----------
TOTAL ITALY                                                           2,499,902
                                                                     ----------
JAPAN -- (16.5%)
#   ABC-Mart, Inc.                                               600     26,944
    Air Water, Inc.                                            1,000     14,031
    Alps Electric Co., Ltd.                                    5,200     58,799
    Anritsu Corp.                                              1,000     11,199
#   Asahi Group Holdings, Ltd.                                 4,200    116,058
    Asics Corp.                                                2,000     38,927
    Astellas Pharma, Inc.                                      6,600     73,587
#   Benesse Holdings, Inc.                                     3,000    114,145
    Bridgestone Corp.                                         11,700    418,924
#   Calbee, Inc.                                                 800     19,619
    Canon, Inc.                                               13,500    423,022
    Cosmos Pharmaceutical Corp.                                  200     21,393
    Daihatsu Motor Co., Ltd.                                   3,000     49,692
    Daiichikosho Co., Ltd.                                       500     14,408
    Daikin Industries, Ltd.                                    3,400    196,670
    Daito Trust Construction Co., Ltd.                         3,100    315,459
    Daiwa House Industry Co., Ltd.                             4,000     67,583
    Daiwa Securities Group, Inc.                               6,000     44,991
#   Dena Co., Ltd.                                             6,400    108,164
    Denso Corp.                                                5,800    264,206
    DIC Corp.                                                 21,000     55,730
#   Don Quijote Holdings Co., Ltd.                             1,000     52,742
    Dowa Holdings Co., Ltd.                                   10,000     83,838
#   Ebara Corp.                                               11,000     65,430
#   Eisai Co., Ltd.                                            1,500     57,929
    FamilyMart Co., Ltd.                                       2,400     99,660
    Fast Retailing Co., Ltd.                                     700    217,517
    Fuji Electric Co., Ltd.                                   24,000    108,919
    Fuji Heavy Industries, Ltd.                               10,600    278,723
    Fujitsu, Ltd.                                             45,000    264,610
#   Gree, Inc.                                                 2,800     27,381
    GS Yuasa Corp.                                             9,000     50,927
#   GungHo Online Entertainment, Inc.                         11,000     62,574
    Haseko Corp.                                               7,300     46,229
    Hikari Tsushin, Inc.                                         200     16,860
    Hino Motors, Ltd.                                         10,800    142,281
    Hitachi Metals, Ltd.                                       5,000     67,896
    Hitachi, Ltd.                                             92,000    655,862
    Honda Motor Co., Ltd.                                      2,900     96,236
#   Hoshizaki Electric Co., Ltd.                                 300     12,139
    Hoya Corp.                                                 9,600    283,942
    IHI Corp.                                                 56,000    223,285
    Isuzu Motors, Ltd.                                        71,000    412,336
    Ito En, Ltd.                                               1,100     23,518
    Izumi Co., Ltd.                                            1,300     38,042
#   Japan Steel Works, Ltd. (The)                              2,000      8,450
    Japan Tobacco, Inc.                                       19,700    647,510
    JGC Corp.                                                  3,000     97,144

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
JAPAN -- (Continued)
#   Kakaku.com, Inc.                                         3,100 $ 44,227
    Kao Corp.                                                6,100  229,649
#   Kawasaki Heavy Industries, Ltd.                         59,000  218,982
    KDDI Corp.                                              12,800  682,645
    Koito Manufacturing Co., Ltd.                            1,000   21,750
    Komatsu, Ltd.                                           11,200  246,582
#   Kubota Corp.                                            13,000  167,551
#   Lawson, Inc.                                             2,800  194,464
    M3, Inc.                                                 6,000   82,311
    Mazda Motor Corp.                                       32,000  143,080
#   McDonald's Holdings Co. Japan, Ltd.                        700   19,368
    MEIJI Holdings Co., Ltd.                                 1,500   92,050
    Minebea Co., Ltd.                                        8,000   64,832
    Miraca Holdings, Inc.                                    2,300   99,699
#   MISUMI Group, Inc.                                         300    7,300
    Mitsubishi Electric Corp.                               17,000  193,576
    Mitsubishi Motors Corp.                                 26,400  286,131
    MonotaRO Co., Ltd.                                         400    8,071
    Murata Manufacturing Co., Ltd.                           1,200  100,037
    Nabtesco Corp.                                           1,200   25,906
    Namco Bandai Holdings, Inc.                              7,400  159,878
    Nexon Co., Ltd.                                          1,500   11,683
    NGK Spark Plug Co., Ltd.                                 3,000   68,684
    Nidec Corp.                                              1,200   67,843
    Nihon Kohden Corp.                                         800   32,763
#   Nikon Corp.                                                400    6,271
    Nippon Kayaku Co., Ltd.                                  3,000   35,700
#   Nippon Paint Co., Ltd.                                   3,000   46,414
    Nissan Chemical Industries, Ltd.                         2,400   35,768
    Nissan Shatai Co., Ltd.                                  2,000   30,469
    Nitori Holdings Co., Ltd.                                1,500   68,803
#   Nitto Denko Corp.                                        4,000  173,184
    Nomura Research Institute, Ltd.                          1,300   37,696
    NSK, Ltd.                                               19,000  199,742
    NTT Data Corp.                                           2,200   84,998
    Oki Electric Industry Co., Ltd.                         17,000   33,279
#*  Olympus Corp.                                            4,600  140,505
    Omron Corp.                                              1,800   63,746
    Oracle Corp. Japan                                       1,500   69,128
    Oriental Land Co., Ltd.                                    600   89,888
    Otsuka Corp.                                               200   23,676
    Panasonic Corp.                                         41,600  453,442
    Park24 Co., Ltd.                                         4,100   74,944
    Pigeon Corp.                                               400   17,908
#   Rakuten, Inc.                                           13,000  168,683
    Resorttrust, Inc.                                        1,400   21,966
    Rinnai Corp.                                               400   33,335
    Rohto Pharmaceutical Co., Ltd.                           1,000   17,642
#   Ryohin Keikaku Co., Ltd.                                   300   33,715
#   Sanrio Co., Ltd.                                         2,100   66,578
    Sanwa Holdings Corp.                                     2,000   12,218
    Sawai Pharmaceutical Co., Ltd.                             400   24,755

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                            SHARES   VALUE++
                                                            ------ -----------
JAPAN -- (Continued)
    SCSK Corp.                                                 700 $    18,516
    Secom Co., Ltd.                                          2,600     149,274
    Sega Sammy Holdings, Inc.                                4,500      90,707
    Seiko Epson Corp.                                        7,800     212,862
    Sekisui Chemical Co., Ltd.                               4,000      40,537
    Seven & I Holdings Co., Ltd.                            13,600     536,605
    Seven Bank, Ltd.                                         8,700      32,984
#*  Sharp Corp.                                             92,000     230,623
    Shimamura Co., Ltd.                                        300      27,947
    Shimano, Inc.                                              700      69,973
    Shiseido Co., Ltd.                                       7,300     130,421
#   Softbank Corp.                                          16,400   1,221,439
    Sony Financial Holdings, Inc.                            3,500      56,123
    Stanley Electric Co., Ltd.                               2,200      48,761
    Start Today Co., Ltd.                                    1,500      31,435
#   Sugi Holdings Co., Ltd.                                    600      26,988
#   Sumco Corp.                                              2,500      19,186
    Sumitomo Realty & Development Co., Ltd.                  4,000     155,197
    Sumitomo Rubber Industries, Ltd.                         1,500      20,847
    Sundrug Co., Ltd.                                          900      36,821
#   Suzuki Motor Corp.                                         700      18,060
    Sysmex Corp.                                             3,400     107,787
    Taiheiyo Cement Corp.                                   46,000     161,363
    Terumo Corp.                                             5,400     107,166
#   Toray Industries, Inc.                                   4,000      26,107
#   Toshiba Corp.                                           72,000     282,014
    TOTO, Ltd.                                               6,000      84,872
#   Toyo Suisan Kaisha, Ltd.                                 3,000      96,094
    Toyota Motor Corp. Sponsored ADR                         7,062     765,662
    Trend Micro, Inc.                                        2,600      84,102
    TS Tech Co., Ltd.                                          700      18,669
#   Tsumura & Co.                                              800      19,015
    Tsuruha Holdings, Inc.                                     500      50,323
#   Unicharm Corp.                                           1,300      70,496
    United Arrows, Ltd.                                        400      15,471
    USS Co., Ltd.                                            5,200      75,796
#   Wacom Co., Ltd.                                          2,700      17,658
#   Yahoo Japan Corp.                                       25,700     112,270
    Yakult Honsha Co., Ltd.                                  1,100      59,455
#   Yamaha Motor Co., Ltd.                                   6,700     103,427
    Yamato Holdings Co., Ltd.                                2,700      55,561
#   Yaskawa Electric Corp.                                   6,000      67,654
    Yokohama Rubber Co., Ltd. (The)                          2,000      17,864
    Zeon Corp.                                               3,000      27,895
                                                                   -----------
TOTAL JAPAN                                                         17,531,073
                                                                   -----------
NETHERLANDS -- (2.3%)
    Akzo Nobel NV                                            4,916     378,837
    ASML Holding NV                                            712      58,109
    Heineken NV                                              2,335     162,183
    Koninklijke Ahold NV                                       635      12,277
    Koninklijke Boskalis Westminster NV                        141       7,992

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
NETHERLANDS -- (Continued)
*   Koninklijke KPN NV                                        33,578 $  119,298
#   Koninklijke Vopak NV                                         917     45,723
#   Reed Elsevier NV                                          27,691    565,197
    Unilever NV                                               16,507    707,838
#   Wolters Kluwer NV                                          9,196    256,347
#   Ziggo NV                                                   3,794    164,746
                                                                     ----------
TOTAL NETHERLANDS                                                     2,478,547
                                                                     ----------
NORWAY -- (1.3%)
    Aker Solutions ASA                                         3,517     56,351
*   DNO International ASA                                     19,807     68,789
    Fred Olsen Energy ASA                                      1,174     37,449
    Prosafe SE                                                 1,899     16,738
#   Schibsted ASA                                                643     36,998
    Seadrill, Ltd.                                             3,798    133,766
    Statoil ASA                                               22,445    684,245
    Telenor ASA                                               10,295    241,902
#   TGS Nopec Geophysical Co. ASA                              3,315    114,349
                                                                     ----------
TOTAL NORWAY                                                          1,390,587
                                                                     ----------
SINGAPORE -- (0.9%)
    First Resources, Ltd.                                      9,000     18,483
    Great Eastern Holdings, Ltd.                               1,000     15,173
    Jardine Cycle & Carriage, Ltd.                             4,000    149,984
    Keppel Corp., Ltd.                                        12,000    100,968
    M1, Ltd.                                                   7,000     18,808
    SembCorp Industries, Ltd.                                 23,000     98,742
#   SembCorp Marine, Ltd.                                     16,000     52,036
    Singapore Exchange, Ltd.                                  24,000    132,727
    Singapore Post, Ltd.                                      22,000     24,855
#   Singapore Press Holdings, Ltd.                             4,000     13,376
    Singapore Technologies Engineering, Ltd.                  44,000    134,391
    Singapore Telecommunications, Ltd.                        64,000    196,039
    StarHub, Ltd.                                             11,000     36,490
                                                                     ----------
TOTAL SINGAPORE                                                         992,072
                                                                     ----------
SPAIN -- (3.1%)
    Abertis Infraestructuras SA                               13,539    304,767
    ACS Actividades de Construccion y Servicios SA             3,244    139,237
    Amadeus IT Holding SA Class A                              7,645    317,959
    Distribuidora Internacional de Alimentacion SA            16,675    149,166
    Enagas SA                                                  3,838    118,244
    Ferrovial SA                                               8,085    179,716
    Gas Natural SDG SA                                        12,317    353,190
    Grifols SA                                                 2,997    160,212
    Inditex SA                                                 1,380    207,341
    Mapfre SA                                                 13,637     57,514
    Red Electrica Corp. SA                                     2,174    178,955
#   Telefonica SA                                             61,731  1,035,977

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
SPAIN -- (Continued)
    Zardoya Otis SA                                            3,260 $   57,192
                                                                     ----------
TOTAL SPAIN                                                           3,259,470
                                                                     ----------
SWEDEN -- (2.4%)
#   Alfa Laval AB                                              2,707     72,124
#   Atlas Copco AB Class A                                     5,568    161,933
#   Atlas Copco AB Class B                                     3,236     88,263
    Electrolux AB Series B                                    10,573    293,884
#   Elekta AB Class B                                          4,305     60,079
    Getinge AB Class B                                         2,302     67,469
    Hennes & Mauritz AB Class B                               12,744    521,649
*   Lundin Petroleum AB                                        6,457    138,607
#   Millicom International Cellular SA                         1,847    183,065
    NCC AB Class B                                               881     30,866
    Sandvik AB                                                32,543    462,499
    Scania AB Class B                                          3,426    104,378
    Securitas AB Class B                                       9,088    109,861
    Volvo AB Class A                                           2,396     38,576
    Volvo AB Class B                                          13,723    217,292
                                                                     ----------
TOTAL SWEDEN                                                          2,550,545
                                                                     ----------
SWITZERLAND -- (7.9%)
    ABB, Ltd.                                                 18,435    443,843
    Actelion, Ltd.                                             2,250    221,520
    DKSH Holding AG                                              266     21,952
*   Dufry AG                                                     558     92,347
#   Galenica AG                                                  174    177,181
    Geberit AG                                                   832    277,880
    Kuehne + Nagel International AG                            1,140    155,884
    Nestle SA                                                 28,949  2,237,302
    Partners Group Holding AG                                    382    104,598
    Roche Holding AG(7108918)                                    438    127,860
    Roche Holding AG(7110388)                                  9,483  2,781,801
    Schindler Holding AG                                         468     71,436
    SGS SA                                                       120    299,772
    Sika AG                                                       58    234,679
    Swatch Group AG (The)                                        361    232,137
    Swisscom AG                                                  445    270,729
    Syngenta AG                                                1,536    608,243
                                                                     ----------
TOTAL SWITZERLAND                                                     8,359,164
                                                                     ----------
UNITED KINGDOM -- (17.4%)
    Aberdeen Asset Management P.L.C.                          21,891    161,915
    Admiral Group P.L.C.                                       4,804    113,449
    Aggreko P.L.C.                                             9,026    240,898
    Ashtead Group P.L.C.                                      12,759    189,040
    AstraZeneca P.L.C. Sponsored ADR                          18,110  1,431,595
    BAE Systems P.L.C.                                       152,677  1,032,932
    British American Tobacco P.L.C. Sponsored ADR             13,632  1,567,953
    British Sky Broadcasting Group P.L.C.                     34,357    511,327
    BT Group P.L.C. Sponsored ADR                              1,771    110,989

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                           SHARES     VALUE++
                                                          --------- -----------
UNITED KINGDOM -- (Continued)
    Bunzl P.L.C.                                              2,373 $    67,611
    Burberry Group P.L.C.                                     8,506     213,622
    Capita P.L.C.                                            15,070     276,345
    Centrica P.L.C.                                         231,751   1,292,484
    Compass Group P.L.C.                                     34,314     546,586
    Croda International P.L.C.                                2,435     106,055
    Daily Mail & General Trust P.L.C.                         1,645      22,675
    Diageo P.L.C. Sponsored ADR                               4,164     511,256
    Experian P.L.C.                                          25,196     484,443
    G4S P.L.C.                                               52,059     207,844
    GKN P.L.C.                                               30,063     195,439
    GlaxoSmithKline P.L.C. Sponsored ADR                     34,738   1,923,443
    Hargreaves Lansdown P.L.C.                                7,162     141,777
    IMI P.L.C.                                                5,204     131,977
    Imperial Tobacco Group P.L.C.                            18,459     797,694
    Informa P.L.C.                                            2,667      21,780
    Inmarsat P.L.C.                                           3,568      43,902
    InterContinental Hotels Group P.L.C.                      5,914     202,120
*   International Consolidated Airlines Group SA             31,220     213,514
    Intertek Group P.L.C.                                     3,094     152,408
    ITV P.L.C.                                               87,258     268,414
    Johnson Matthey P.L.C.                                    3,927     217,241
    London Stock Exchange Group P.L.C.                        3,379     103,554
    Marks & Spencer Group P.L.C.                             31,252     233,650
    Mondi P.L.C.                                              6,585     109,468
    Next P.L.C.                                               4,864     536,605
    Petrofac, Ltd.                                            8,704     213,617
    Reckitt Benckiser Group P.L.C.                            4,153     335,255
    Reed Elsevier P.L.C.                                     38,986     574,951
    Rio Tinto P.L.C.                                          7,240     393,622
    Rio Tinto P.L.C. Sponsored ADR                            4,165     226,118
    Rolls-Royce Holdings P.L.C.                              36,050     640,337
    Sage Group P.L.C. (The)                                  27,262     196,654
    Shire P.L.C.                                              5,267     301,230
    Smiths Group P.L.C.                                      12,377     279,394
    St James's Place P.L.C.                                   6,209      80,920
    Tate & Lyle P.L.C.                                       10,279     121,854
    TUI Travel P.L.C.                                        15,005     108,535
    Unilever P.L.C. Sponsored ADR                            12,307     550,615
    William Hill P.L.C.                                       6,186      37,100
                                                                    -----------
TOTAL UNITED KINGDOM                                                 18,442,207
                                                                    -----------
TOTAL COMMON STOCKS                                                  94,550,476
                                                                    -----------
PREFERRED STOCKS -- (0.0%)
UNITED KINGDOM -- (0.0%)
    Rolls-Royce Holdings P.L.C.                           4,830,700       8,156
                                                                    -----------

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED

                                                          SHARES/
                                                           FACE
                                                          AMOUNT
                                                           (000)      VALUE+
                                                         --------- ------------
SECURITIES LENDING COLLATERAL --(11.0%)
(S)@  DFA Short Term Investment Fund                     1,007,831 $ 11,660,601
                                                                   ------------
TOTAL INVESTMENTS -- (100.0%) (Cost $100,196,177)                  $106,219,233
                                                                   ============

INTERNATIONAL LARGE CAP GROWTH PORTFOLIO
CONTINUED


Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                 --------------------------------------------
                                   LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                 ----------- ----------- ------- ------------
  Common Stocks
     Australia                   $ 1,424,908 $ 5,712,945   --    $  7,137,853
     Austria                              --     170,678   --         170,678
     Canada                        9,035,685          --   --       9,035,685
     Finland                          79,493     565,263   --         644,756
     France                               --   9,280,690   --       9,280,690
     Germany                         604,347   7,577,667   --       8,182,014
     Hong Kong                            --   2,212,823   --       2,212,823
     Israel                               --     382,410   --         382,410
     Italy                           155,436   2,344,466   --       2,499,902
     Japan                           765,662  16,765,411   --      17,531,073
     Netherlands                          --   2,478,547   --       2,478,547
     Norway                          133,766   1,256,821   --       1,390,587
     Singapore                            --     992,072   --         992,072
     Spain                                --   3,259,470   --       3,259,470
     Sweden                               --   2,550,545   --       2,550,545
     Switzerland                          --   8,359,164   --       8,359,164
     United Kingdom                6,321,969  12,120,238   --      18,442,207
  Preferred Stocks
     United Kingdom                       --       8,156   --           8,156
  Securities Lending Collateral           --  11,660,601   --      11,660,601
                                 ----------- -----------   --    ------------
  TOTAL                          $18,521,266 $87,697,967   --    $106,219,233
                                 =========== ===========   ==    ============

                   INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                APRIL 30, 2014
                                  (UNAUDITED)

                                                            SHARES VALUE++
                                                            ------ --------
COMMON STOCKS -- (86.8%)

AUSTRALIA -- (5.3%)
    Acrux, Ltd.                                             11,401 $ 11,013
    Adelaide Brighton, Ltd.                                 33,313  121,426
    Ainsworth Game Technology, Ltd.                          6,491   25,108
#   Amcom Telecommunications, Ltd.                           6,962   13,621
    ARB Corp., Ltd.                                          4,230   48,041
    Aristocrat Leisure, Ltd.                                37,034  173,748
*   Aurora Oil & Gas, Ltd.                                  27,304  103,745
#   Austin Engineering, Ltd.                                 2,240    4,294
    Automotive Holdings Group, Ltd.                         10,302   38,405
    BC Iron, Ltd.                                            6,971   28,401
    Bega Cheese, Ltd.                                       10,311   49,402
    Blackmores, Ltd.                                           455   11,366
    Breville Group, Ltd.                                     5,038   43,022
#   Cardno, Ltd.                                             6,981   45,465
    carsales.com, Ltd.                                      15,304  154,987
#   Cash Converters International, Ltd.                      8,625    8,754
    Cedar Woods Properties, Ltd.                             2,176   14,656
#   David Jones, Ltd.                                       55,013  201,532
    Decmil Group, Ltd.                                       4,061    7,696
#   Domino's Pizza Enterprises, Ltd.                         5,867  108,222
#*  Drillsearch Energy, Ltd.                                15,703   23,514
    DuluxGroup, Ltd.                                        36,820  196,663
#   Fleetwood Corp., Ltd.                                    1,564    3,364
    GUD Holdings, Ltd.                                       2,900   14,443
    GWA Group, Ltd.                                         24,576   61,662
    Hills, Ltd.                                              3,596    5,659
    iiNET, Ltd.                                             10,405   69,464
    Invocare, Ltd.                                           7,791   77,240
    IOOF Holdings, Ltd.                                     16,929  133,850
    Iress, Ltd.                                             10,145   78,271
#   JB Hi-Fi, Ltd.                                          10,084  181,209
#   M2 Group, Ltd.                                          10,498   55,161
    MACA, Ltd.                                               7,407   14,801
    Magellan Financial Group, Ltd.                           9,611  112,318
*   Mayne Pharma Group, Ltd.                                25,061   19,857
#   McMillan Shakespeare, Ltd.                               2,990   27,083
    Mineral Resources, Ltd.                                 11,405  123,831
#   Monadelphous Group, Ltd.                                 6,459  105,309
    Mortgage Choice, Ltd.                                    3,804    9,391
#   Myer Holdings, Ltd.                                     50,776  105,190
    Navitas, Ltd.                                           16,160  110,816
    NIB Holdings, Ltd.                                      30,997   79,353
    Northern Star Resources, Ltd.                           39,666   43,390
    Perpetual, Ltd.                                          4,797  209,996
    RCR Tomlinson, Ltd.                                      5,152   13,120
#   Reckon, Ltd.                                               656    1,201
#   Regis Resources, Ltd.                                   25,978   58,913
#   Reject Shop, Ltd. (The)                                  1,182   11,010
#   SAI Global, Ltd.                                        18,141   72,080
*   Sandfire Resources NL                                    7,522   39,959
    Sirtex Medical, Ltd.                                     3,345   49,096

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
AUSTRALIA -- (Continued)
    Slater & Gordon, Ltd.                                    6,882 $   30,195
#   SMS Management & Technology, Ltd.                        2,109      7,367
#   Super Retail Group, Ltd.                                11,938    112,997
    Tabcorp Holdings, Ltd.                                   6,462     22,395
    Tassal Group, Ltd.                                       5,221     20,146
    Technology One, Ltd.                                    14,360     33,711
*   Tiger Resources, Ltd.                                   55,946     18,607
    Tox Free Solutions, Ltd.                                 8,865     28,548
#*  Troy Resources, Ltd.                                     2,572      2,347
    Village Roadshow, Ltd.                                   4,694     30,818
    Vocus Communications, Ltd.                               3,323     13,932
    Webjet, Ltd.                                             2,304      5,891
#   Western Areas, Ltd.                                     18,306     70,662
#   Wotif.com Holdings, Ltd.                                 5,744     14,294
                                                                   ----------
TOTAL AUSTRALIA                                                     3,732,028
                                                                   ----------
AUSTRIA -- (0.8%)
    DO & CO AG                                                   8        468
#   Oesterreichische Post AG                                 3,575    182,709
    RHI AG                                                   1,810     63,357
    Rosenbauer International AG                                176     16,602
#   Schoeller-Bleckmann Oilfield Equipment AG                  507     64,449
    Semperit AG Holding                                        681     38,020
    Telekom Austria AG                                      22,751    225,783
                                                                   ----------
TOTAL AUSTRIA                                                         591,388
                                                                   ----------
BELGIUM -- (0.8%)
*   AGFA-Gevaert NV                                          9,286     35,578
    Arseus NV                                                2,018    114,308
    Econocom Group                                           3,958     42,447
    EVS Broadcast Equipment SA                               1,049     66,426
    Exmar NV                                                 1,163     19,411
    Kinepolis Group NV                                         212     41,504
    Lotus Bakeries                                              12     13,329
    Melexis NV                                               1,867     75,076
    Mobistar SA                                              2,253     43,967
    Sipef SA                                                   163     14,238
    Tessenderlo Chemie NV                                    1,534     46,978
    Van de Velde NV                                            362     19,268
                                                                   ----------
TOTAL BELGIUM                                                         532,530
                                                                   ----------
CANADA -- (8.3%)
#   AG Growth International, Inc.                            1,100     43,536
*   Ainsworth Lumber Co., Ltd.                               3,243     11,125
    Altus Group, Ltd.                                        2,400     42,589
    AutoCanada, Inc.                                         1,400     89,412
*   Avigilon Corp.                                           2,920     68,761
    Badger Daylighting, Ltd.                                 3,000    104,557
*   Bankers Petroleum, Ltd.                                 19,700    107,303
*   Bauer Performance Sports, Ltd.                             884     12,243
#   Bird Construction, Inc.                                  2,100     27,015

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                            SHARES VALUE++
                                                            ------ --------
CANADA -- (Continued)
    Black Diamond Group, Ltd.                                3,537 $111,204
#   BMTC Group, Inc. Class A                                   100    1,437
#   Bonterra Energy Corp.                                    1,800   93,888
#   Canadian Energy Services & Technology Corp.              3,880  114,412
    CanElson Drilling, Inc.                                  2,616   19,619
#   Canexus Corp.                                            5,800   25,506
    Canfor Pulp Products, Inc.                               1,800   20,003
    CCL Industries, Inc. Class B                             1,100  100,019
#   Cineplex, Inc.                                           7,209  271,706
    Cogeco Cable, Inc.                                         442   24,196
    Computer Modelling Group, Ltd.                           2,400   65,428
    Contrans Group, Inc. Class A                             1,000   13,120
#*  Copper Mountain Mining Corp.                             3,000    6,377
#   Corus Entertainment, Inc. Class B                        4,100   92,096
    Davis + Henderson Corp.                                  8,043  232,913
*   DeeThree Exploration, Ltd.                               6,300   67,480
#   DirectCash Payments, Inc.                                  200    2,693
#   Enghouse Systems, Ltd.                                     907   25,860
#   Extendicare, Inc.                                        7,771   47,787
    FirstService Corp.                                       2,991  147,633
    Gluskin Sheff + Associates, Inc.                         1,818   54,637
*   Great Canadian Gaming Corp.                              3,200   44,232
    High Liner Foods, Inc.                                     300   12,125
    Horizon North Logistics, Inc.                            7,940   57,881
*   Imax Corp.                                               5,400  138,393
*   Imperial Metals Corp.                                    4,438   56,485
#   Innergex Renewable Energy, Inc.                          7,400   71,566
*   International Forest Products, Ltd. Class A              6,000   90,981
    Intertape Polymer Group, Inc.                            2,900   34,026
*   Knight Therapeutics, Inc.                                  200    1,060
    Leon's Furniture, Ltd.                                     932   12,806
    Linamar Corp.                                            3,827  191,586
*   Lucara Diamond Corp.                                    15,900   27,708
    MacDonald Dettwiler & Associates, Ltd.                   1,000   77,551
    Manitoba Telecom Services, Inc.                          1,515   41,868
    Maple Leaf Foods, Inc.                                   9,289  153,482
    Martinrea International, Inc.                            7,385   74,386
#   Medical Facilities Corp.                                 1,647   28,626
    MTY Food Group, Inc.                                       400   11,058
#   Mullen Group, Ltd.                                       9,054  245,504
    Norbord, Inc.                                            2,330   57,078
    North West Co., Inc. (The)                               3,594   79,484
#   Northland Power, Inc.                                    8,100  126,594
#   Parkland Fuel Corp.                                      6,500  120,387
#   Pason Systems, Inc.                                      6,129  170,217
    PHX Energy Services Corp.                                  900   12,407
    Premium Brands Holdings Corp.                              600   11,578
    Richelieu Hardware, Ltd.                                 1,600   71,661
#   Ritchie Bros Auctioneers, Inc.                           8,500  212,413
*   RMP Energy, Inc.                                        10,200   77,706
#   Rogers Sugar, Inc.                                       5,200   23,247
#   Russel Metals, Inc.                                      3,100   91,214

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
CANADA -- (Continued)
*   Sandvine Corp.                                             6,700 $   23,840
    ShawCor, Ltd.                                              3,617    161,108
    Stantec, Inc.                                              2,700    160,022
    Stella-Jones, Inc.                                         2,800     76,537
#   Student Transportation, Inc.                               3,500     21,619
#   Superior Plus Corp.                                       11,638    140,265
    Toromont Industries, Ltd.                                  6,299    155,801
    Total Energy Services, Inc.                                1,161     22,880
    TransForce, Inc.                                           7,000    152,831
*   TransGlobe Energy Corp.                                    2,300     17,921
#   Twin Butte Energy, Ltd.                                    9,719     20,927
#   Vicwest, Inc.                                                400      3,482
#   Wajax Corp.                                                1,200     38,812
    Western Forest Products, Inc.                              8,478     16,940
    Westshore Terminals Investment Corp.                       3,534    114,850
#   Whitecap Resources, Inc.                                  17,351    228,909
    Winpak, Ltd.                                               1,600     40,319
                                                                     ----------
TOTAL CANADA                                                          5,866,928
                                                                     ----------
DENMARK -- (1.9%)
#   Ambu A.S. Class B                                            459     30,692
*   Auriga Industries A.S. Class B                               740     27,406
#   FLSmidth & Co. A.S.                                        4,893    261,959
    GN Store Nord A.S.                                        13,128    317,155
    IC Companys A.S.                                             105      3,135
    Rockwool International A.S. Class A                           58     11,225
    Rockwool International A.S. Class B                          505     97,411
*   Royal UNIBREW                                                927    144,298
    SimCorp A.S.                                               3,906    149,966
*   Topdanmark A.S.                                           10,580    309,568
                                                                     ----------
TOTAL DENMARK                                                         1,352,815
                                                                     ----------
FINLAND -- (2.6%)
    Alma Media Oyj                                               294      1,077
    Elisa Oyj                                                 13,157    393,200
    Huhtamaki Oyj                                              7,480    196,680
    Lassila & Tikanoja Oyj                                     2,121     41,300
#   Metso Oyj                                                  5,759    231,798
    Olvi Oyj Class A                                           1,139     38,409
    Orion Oyj Class A                                          2,936     90,038
    Orion Oyj Class B                                          9,907    302,388
#   Outotec Oyj                                               15,384    172,415
    PKC Group Oyj                                                982     32,575
    Ramirent Oyj                                               4,342     48,670
    Tieto Oyj                                                  1,031     28,214
    Tikkurila Oyj                                              2,557     63,460
    Uponor Oyj                                                 4,075     80,722
    Vacon P.L.C.                                               1,992     82,649
                                                                     ----------
TOTAL FINLAND                                                         1,803,595
                                                                     ----------

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
FRANCE -- (4.0%)
    Albioma                                                      566 $   15,805
    Alten SA                                                   2,218    113,321
    Assystem                                                     239      7,704
    BioMerieux                                                 1,292    141,132
    Boiron SA                                                    464     39,140
*   Bull                                                       6,256     33,201
    Burelle SA                                                    13     13,996
    Etablissements Maurel et Prom                              8,085    144,255
    Eurofins Scientific SE                                       811    225,212
*   Faurecia                                                   4,784    215,340
*   GameLoft SE                                                4,857     48,263
#   Ingenico                                                   4,005    349,482
    Interparfums SA                                              709     32,417
    Ipsen SA                                                   2,537    112,643
    LISI                                                         253     41,034
    Metropole Television SA                                    5,668    121,475
    Montupet                                                     256     21,190
    Neopost SA                                                 3,527    289,613
    Norbert Dentressangle SA                                     145     24,858
    Plastic Omnium SA                                          5,020    170,807
    Schneider Electric SA                                        811     76,187
    SEB SA                                                     2,236    206,251
    Societe d'Edition de Canal +                               3,505     30,844
    Sopra Group SA                                               382     43,975
    Stallergenes SA                                               98      7,755
    Stef SA                                                       43      3,401
    Synergie SA                                                1,429     41,362
*   Technicolor SA                                            26,619    199,021
    Thermador Groupe                                              49      5,410
    Virbac SA                                                    344     82,473
                                                                     ----------
TOTAL FRANCE                                                          2,857,567
                                                                     ----------
GERMANY -- (5.0%)
    Amadeus Fire AG                                              314     27,315
    Bechtle AG                                                   286     25,450
    Bertrandt AG                                                 327     49,536
    Bijou Brigitte AG                                            184     17,914
#   CANCOM SE                                                  1,290     56,881
    CAT Oil AG                                                   792     16,617
    Cewe Stiftung & Co. KGAA                                     239     18,831
    CompuGroup Medical AG                                      1,703     45,424
    CTS Eventim AG                                             1,991    126,823
#   Delticom AG                                                  277     13,190
*   Dialog Semiconductor P.L.C.                                6,115    154,907
#   Duerr AG                                                   2,323    183,809
    ElringKlinger AG                                           2,770    111,833
    Fielmann AG                                                1,048    141,780
    Freenet AG                                                 7,869    272,528
#   Gerresheimer AG                                            3,203    217,441
#   Gerry Weber International AG                               2,521    133,148
    GFK SE                                                        66      3,406
    Hamburger Hafen und Logistik AG                            1,964     47,630

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------- ----------
GERMANY -- (Continued)
    Krones AG                                                    272 $   26,040
#   KUKA AG                                                    2,743    140,630
    KWS Saat AG                                                  212     75,772
    LPKF Laser & Electronics AG                                1,773     39,877
    MTU Aero Engines AG                                        4,854    457,667
    Nemetschek AG                                                227     19,762
    Norma Group SE                                             2,854    149,779
    Pfeiffer Vacuum Technology AG                                784     93,257
    QSC AG                                                     7,481     38,497
#   Rational AG                                                  335    106,997
    SAF-Holland SA                                             2,742     41,026
#   Schaltbau Holding AG                                         103      7,322
    Software AG                                                5,610    211,307
    Stada Arzneimittel AG                                      4,810    209,743
#   Takkt AG                                                     879     17,830
#*  Tom Tailor Holding AG                                        145      2,820
    Wincor Nixdorf AG                                          2,973    194,756
                                                                     ----------
TOTAL GERMANY                                                         3,497,545
                                                                     ----------
HONG KONG -- (2.8%)
    APT Satellite Holdings, Ltd.                              20,000     25,105
    Asia Satellite Telecommunications Holdings, Ltd.             500      1,997
    Bonjour Holdings, Ltd.                                    70,000     12,039
    Cafe de Coral Holdings, Ltd.                              36,000    113,442
    Chow Sang Sang Holdings International, Ltd.               23,000     56,617
    Emperor Entertainment Hotel, Ltd.                         45,000     19,608
    Giordano International, Ltd.                              86,000     57,730
    Hutchison Telecommunications Hong Kong Holdings, Ltd.     84,000     27,530
    IT, Ltd.                                                  16,000      4,340
    Johnson Electric Holdings, Ltd.                          107,500    102,962
#   L'Occitane International SA                               38,500     94,753
    Lifestyle International Holdings, Ltd.                    42,500     83,082
    Luk Fook Holdings International, Ltd.                     26,000     73,826
    Man Wah Holdings, Ltd.                                    27,200     44,671
    NagaCorp, Ltd.                                           118,000    107,675
    Pacific Textiles Holdings, Ltd.                           44,000     55,870
*   Paradise Entertainment, Ltd.                              36,000     26,870
    PCCW, Ltd.                                               345,000    183,952
#   SA SA International Holdings, Ltd.                        76,000     63,760
#   SmarTone Telecommunications Holdings, Ltd.                18,000     18,577
    Stella International Holdings, Ltd.                       43,500    107,239
    Television Broadcasts, Ltd.                               28,300    176,978
    Texwinca Holdings, Ltd.                                   14,000     15,097
    Value Partners Group, Ltd.                                59,000     38,043
    Varitronix International, Ltd.                            17,000     18,851
    Vitasoy International Holdings, Ltd.                      72,000     98,431
    VTech Holdings, Ltd.                                      15,600    216,059
    Xinyi Glass Holdings, Ltd.                               164,000    129,400
*   Xinyi Solar Holdings, Ltd.                               122,000     33,087
                                                                     ----------
TOTAL HONG KONG                                                       2,007,591
                                                                     ----------

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
IRELAND -- (0.5%)
    Irish Continental Group P.L.C.                               798 $   32,015
    Paddy Power P.L.C.                                         4,425    341,419
                                                                     ----------
TOTAL IRELAND                                                           373,434
                                                                     ----------
ISRAEL -- (0.6%)
    Cellcom Israel, Ltd.                                       3,470     43,993
    Delek Automotive Systems, Ltd.                             1,434     14,511
    Elbit Systems, Ltd.                                          312     18,417
    Frutarom Industries, Ltd.                                  3,959     95,070
    Ituran Location and Control, Ltd.                            960     23,159
*   Kamada, Ltd.                                               1,521     22,093
*   Naphtha Israel Petroleum Corp., Ltd.                       1,629     12,207
    Osem Investments, Ltd.                                       718     17,051
*   Partner Communications Co., Ltd.                           6,476     57,989
    Paz Oil Co., Ltd.                                            149     23,281
    Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.         276     14,294
    Shikun & Binui, Ltd.                                      13,092     34,102
    Shufersal, Ltd.                                            3,032     11,331
    Strauss Group, Ltd.                                        1,581     28,614
                                                                     ----------
TOTAL ISRAEL                                                            416,112
                                                                     ----------
ITALY -- (2.4%)
    Amplifon SpA                                               5,596     36,544
    Ansaldo STS SpA                                            9,597    106,689
    Astaldi SpA                                                2,818     30,538
*   Autogrill SpA                                              9,819     94,255
    Banca Generali SpA                                         5,741    180,711
#   Banca IFIS SpA                                               623     13,452
    Brembo SpA                                                 1,939     71,664
    Brunello Cucinelli SpA                                     1,668     48,003
    De'Longhi SpA                                              2,529     54,968
#   DiaSorin SpA                                               1,713     70,681
    Indesit Co. SpA                                            1,371     19,579
    Industria Macchine Automatiche SpA                           649     31,915
*   Maire Tecnimont SpA                                        7,684     28,028
    MARR SpA                                                   2,776     53,765
*   Mediaset SpA                                              40,963    226,696
#   Piaggio & C SpA                                            7,170     29,666
    Prysmian SpA                                               1,673     43,573
#*  RCS MediaGroup SpA                                           722      1,660
#   Recordati SpA                                              8,158    142,807
    Reply SpA                                                    270     24,398
*   Sogefi SpA                                                 2,339     14,866
#   Tod's SpA                                                    627     87,863
    Trevi Finanziaria Industriale SpA                          1,208     13,932
*   World Duty Free SpA                                        7,856    105,541
*   Yoox SpA                                                   4,042    145,147
    Zignago Vetro SpA                                          1,559     12,836
                                                                     ----------
TOTAL ITALY                                                           1,689,777
                                                                     ----------

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
JAPAN -- (17.1%)
#   Accordia Golf Co., Ltd.                                      9,600 $123,151
    Adastria Holdings Co., Ltd.                                  1,500   32,643
    Aeon Delight Co., Ltd.                                         800   17,647
    Ai Holdings Corp.                                            2,800   44,669
#   Aica Kogyo Co., Ltd.                                         4,300   89,923
    Ain Pharmaciez, Inc.                                           900   39,577
#   Akebono Brake Industry Co., Ltd.                             3,100   15,769
    Alps Electric Co., Ltd.                                     14,000  158,304
    Anritsu Corp.                                               13,800  154,541
    AOKI Holdings, Inc.                                          1,800   24,525
    Arcs Co., Ltd.                                               1,200   24,074
    As One Corp.                                                 1,000   26,272
    Asahi Holdings, Inc.                                         1,100   17,371
#   Asahi Intecc Co., Ltd.                                       1,800   65,879
#   ASKUL Corp.                                                  1,700   42,422
#   Atom Corp.                                                   2,000   10,181
    Avex Group Holdings, Inc.                                    2,500   46,305
#   Bic Camera, Inc.                                             2,600   18,964
    BML, Inc.                                                      800   30,562
    C Uyemura & Co., Ltd.                                          300   13,880
    Canon Electronics, Inc.                                      1,500   25,353
#   Capcom Co., Ltd.                                             3,900   67,927
#   Chiyoda Co., Ltd.                                            1,100   26,117
    CKD Corp.                                                    5,100   46,459
    Colowide Co., Ltd.                                           3,500   35,117
#   COOKPAD, Inc.                                                  500   10,018
    CREATE SD HOLDINGS Co., Ltd.                                   600   19,807
    Daido Metal Co., Ltd.                                        2,000   21,253
    Daifuku Co., Ltd.                                            9,500  109,531
    Daihen Corp.                                                 7,000   26,529
    Daiichikosho Co., Ltd.                                       3,700  106,618
    Daikyo, Inc.                                                25,000   48,742
#   Daio Paper Corp.                                             9,000   94,420
    Daiseki Co., Ltd.                                            2,200   35,051
#   Dr Ci:Labo Co., Ltd.                                           500   16,004
    DTS Corp.                                                      800   13,266
#   Dwango Co., Ltd.                                             1,200   33,476
    Eagle Industry Co., Ltd.                                     3,000   47,483
#   Earth Chemical Co., Ltd.                                       700   25,042
    Eiken Chemical Co., Ltd.                                       800   12,969
    en-japan, Inc.                                                 900   15,864
#   Enplas Corp.                                                   700   40,221
    EPS Corp.                                                      800    7,643
#   F@N Communications, Inc.                                     2,400   40,378
    FCC Co., Ltd.                                                1,800   30,768
    Fields Corp.                                                   300    4,032
#   FP Corp.                                                     1,800   55,982
    France Bed Holdings Co., Ltd.                               11,000   19,822
#   Fudo Tetra Corp.                                            11,800   26,352
#   Fuji Kyuko Co., Ltd.                                         5,000   50,047
    Fuji Oil Co., Ltd.                                           5,000   67,554
    Fuji Seal International, Inc.                                2,200   71,579

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
JAPAN -- (Continued)
    Fuji Soft, Inc.                                                700 $ 14,643
    Fujimori Kogyo Co., Ltd.                                       500   14,037
    Fujitec Co., Ltd.                                            6,000   69,182
    Fujitsu General, Ltd.                                        4,000   46,160
    Geo Holdings Corp.                                           1,300   11,911
    GMO internet, Inc.                                           4,900   43,290
#   GMO Payment Gateway, Inc.                                      700   21,942
#   Gree, Inc.                                                   4,500   44,004
    Gulliver International Co., Ltd.                             2,600   21,279
    Gurunavi, Inc.                                               2,200   28,675
    Haseko Corp.                                                 6,800   43,063
    Hazama Ando Corp.                                           17,000   75,028
#   Heiwa Corp.                                                  2,800   46,592
    Hitachi Kokusai Electric, Inc.                               5,000   57,158
    Hogy Medical Co., Ltd.                                       1,000   51,576
    Hokuto Corp.                                                   900   18,080
#   Ichibanya Co., Ltd.                                            600   24,274
    Ichiyoshi Securities Co., Ltd.                               2,100   25,048
    Iida Group Holdings Co., Ltd.                                2,034   30,354
    Iino Kaiun Kaisha, Ltd.                                      6,100   30,007
#   Ikyu Corp.                                                   1,400   15,209
#   Infomart Corp.                                                 800   12,673
#   Internet Initiative Japan, Inc.                              2,300   53,364
    Iriso Electronics Co., Ltd.                                    600   30,200
#   Iwatani Corp.                                               15,000   88,024
    Japan Airport Terminal Co., Ltd.                             2,900   66,915
    Japan Aviation Electronics Industry, Ltd.                    5,000   85,110
#*  Japan Communications, Inc.                                   8,400   36,270
#   Japan Drilling Co., Ltd.                                       400   15,686
#   Japan Steel Works, Ltd. (The)                               37,000  156,330
    Jeol, Ltd.                                                   4,000   14,855
#   Jin Co., Ltd.                                                1,100   32,069
*   Juki Corp.                                                  11,000   22,624
    K's Holdings Corp.                                           4,000  116,081
    kabu.com Securities Co., Ltd.                                4,100   18,191
#   Kaken Pharmaceutical Co., Ltd.                               8,000  137,858
    Kameda Seika Co., Ltd.                                         800   22,747
    Kanamoto Co., Ltd.                                           3,000   94,241
    Kanematsu Corp.                                             36,000   55,400
#*  Kappa Create Holdings Co., Ltd.                              1,000    9,644
    Kinugawa Rubber Industrial Co., Ltd.                         2,000    8,349
    Komeri Co., Ltd.                                             3,100   83,943
    Kose Corp.                                                   2,100   69,798
    KYB Co., Ltd.                                                9,000   36,662
#   Kyokuto Securities Co., Ltd.                                   800   12,548
    KYORIN Holdings, Inc.                                        4,900   94,448
    Kyoritsu Maintenance Co., Ltd.                                 700   23,908
    Kyowa Exeo Corp.                                             8,000  103,486
*   Leopalace21 Corp.                                           21,700  112,226
#   Life Corp.                                                     700   10,699
    Lion Corp.                                                  18,000   98,608
#*  Livesense, Inc.                                              1,000    9,281

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
JAPAN -- (Continued)
    Maeda Road Construction Co., Ltd.                            4,000 $ 62,022
    Mandom Corp.                                                 1,500   52,679
*   Maruha Nichiro Corp.                                         3,000   47,538
    Marusan Securities Co., Ltd.                                 4,300   30,094
    Matsumotokiyoshi Holdings Co., Ltd.                          2,400   70,823
    Megmilk Snow Brand Co., Ltd.                                   900   11,942
    Meidensha Corp.                                             14,000   57,958
    Meitec Corp.                                                 2,200   58,571
    Message Co., Ltd.                                            1,200   38,512
#   Micronics Japan Co., Ltd.                                    1,300   35,777
    Milbon Co., Ltd.                                               480   15,835
    Minebea Co., Ltd.                                           19,000  153,976
    Misawa Homes Co., Ltd.                                       1,100   13,501
    Mitsuba Corp.                                                2,000   29,361
    Mitsubishi Pencil Co., Ltd.                                  1,500   44,580
    Mitsubishi Shokuhin Co., Ltd.                                  400    8,957
    Mitsui-Soko Co., Ltd.                                        5,000   19,838
    Mochida Pharmaceutical Co., Ltd.                             1,300   91,602
    MonotaRO Co., Ltd.                                           2,100   42,373
    Morinaga & Co., Ltd.                                        10,000   22,042
    Morita Holdings Corp.                                        2,000   16,657
#   Moshi Moshi Hotline, Inc.                                    1,900   19,234
    Musashi Seimitsu Industry Co., Ltd.                            900   19,860
#   Nachi-Fujikoshi Corp.                                       14,000   86,586
    Nagaileben Co., Ltd.                                         1,200   23,096
    Nakanishi, Inc.                                              1,500   51,386
    NEC Networks & System Integration Corp.                      1,400   29,577
    Next Co., Ltd.                                               2,100   18,254
    Nichi-iko Pharmaceutical Co., Ltd.                           4,900   76,003
    Nichias Corp.                                                7,000   47,415
    Nichiha Corp.                                                1,100   12,673
    Nichii Gakkan Co.                                            1,800   15,877
    Nichirei Corp.                                              18,000   87,407
    Nichireki Co., Ltd.                                          3,000   29,337
    Nifco, Inc.                                                  4,900  136,862
    Nihon Kohden Corp.                                           2,900  118,765
    Nihon M&A Center, Inc.                                       2,700   63,124
    Nihon Nohyaku Co., Ltd.                                      4,000   49,843
    Nihon Parkerizing Co., Ltd.                                  4,600  100,262
    Nihon Trim Co., Ltd.                                           400   13,895
    Nihon Unisys, Ltd.                                           4,500   45,698
    Nikkiso Co., Ltd.                                            4,000   44,833
#   Nippon Carbide Industries Co., Inc.                          3,000    6,239
    Nippon Coke & Engineering Co., Ltd.                          9,500   11,074
    Nippon Gas Co., Ltd.                                           500    8,281
*   Nippon Suisan Kaisha, Ltd.                                  17,900   41,191
    Nippon Synthetic Chemical Industry Co., Ltd. (The)           2,000   13,326
#   Nipro Corp.                                                 10,000   86,572
    Nishio Rent All Co., Ltd.                                    1,500   55,190
    Nissan Shatai Co., Ltd.                                      3,000   45,704
#   Nissha Printing Co., Ltd.                                    3,000   39,104
    Nissin Kogyo Co., Ltd.                                       2,900   53,525

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
JAPAN -- (Continued)
    Nitto Boseki Co., Ltd.                                      14,000 $ 58,417
    Nitto Kogyo Corp.                                            2,600   53,907
    NOF Corp.                                                   12,000   83,225
#   Nomura Co., Ltd.                                             3,000   21,325
#   NS United Kaiun Kaisha, Ltd.                                 8,000   17,977
    Nuflare Technology, Inc.                                       300   18,663
    Obara Group, Inc.                                              700   26,297
    Ohsho Food Service Corp.                                       600   22,175
    Okabe Co., Ltd.                                              2,000   27,500
    Oki Electric Industry Co., Ltd.                             75,000  146,818
    Okinawa Cellular Telephone Co.                                 600   15,323
#   OSAKA Titanium Technologies Co., Ltd.                          600   12,323
    OSG Corp.                                                    5,700   91,875
    Pal Co., Ltd.                                                  900   17,175
    Paramount Bed Holdings Co., Ltd.                             1,400   42,254
    Penta-Ocean Construction Co., Ltd.                          27,000   88,308
    Pigeon Corp.                                                 3,400  152,222
    Pilot Corp.                                                  1,300   54,642
    Plenus Co., Ltd.                                             1,800   41,079
    Pressance Corp.                                                800   19,844
    Prima Meat Packers, Ltd.                                     5,000   11,029
    Raito Kogyo Co., Ltd.                                        5,300   45,638
    Relo Holdings, Inc.                                            800   43,869
    Resorttrust, Inc.                                            7,200  112,967
    Ringer Hut Co., Ltd.                                         1,000   14,862
    Rohto Pharmaceutical Co., Ltd.                               7,000  123,491
    Roland DG Corp.                                                900   30,420
    Round One Corp.                                              5,300   38,069
    Royal Holdings Co., Ltd.                                     1,400   20,420
#   Saizeriya Co., Ltd.                                          1,200   13,749
    Sakata INX Corp.                                             2,000   17,640
    San-A Co., Ltd.                                                800   23,056
    Sanden Corp.                                                12,000   57,319
*   Sanix, Inc.                                                  1,000   11,838
#   Sanken Electric Co., Ltd.                                    9,000   62,698
    Sankyu, Inc.                                                29,000  110,543
    Sanwa Holdings Corp.                                        18,000  109,966
    Sapporo Holdings, Ltd.                                      34,000  144,161
#   Sato Holdings Corp.                                            900   19,534
    Sawada Holdings Co., Ltd.                                    1,800   15,267
    Seiko Holdings Corp.                                         9,000   32,887
#   Senko Co., Ltd.                                              5,000   22,853
    Seria Co., Ltd.                                              1,300   50,842
#   Shibuya Kogyo Co., Ltd.                                      1,100   29,728
    Shindengen Electric Manufacturing Co., Ltd.                  6,000   24,513
#   Shinko Plantech Co., Ltd.                                      700    5,270
#   Ship Healthcare Holdings, Inc.                               3,400  115,948
    Shizuoka Gas Co., Ltd.                                       1,500    9,026
    Showa Corp.                                                  3,000   32,991
    St Marc Holdings Co., Ltd.                                     400   18,958
    Starbucks Coffee Japan, Ltd.                                 1,500   15,953
    Start Today Co., Ltd.                                        1,300   27,243

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                                SHARES VALUE++
                                                                ------ --------
JAPAN -- (Continued)
    Starts Corp., Inc.                                           1,500 $ 18,970
    Sumitomo Densetsu Co., Ltd.                                  1,400   17,264
#*  Sumitomo Mitsui Construction Co., Ltd.                      56,500   58,201
    Sumitomo Osaka Cement Co., Ltd.                             42,000  167,039
    Sumitomo Real Estate Sales Co., Ltd.                         1,400   41,992
    Sumitomo Seika Chemicals Co., Ltd.                           4,000   25,165
    Sun Frontier Fudousan Co., Ltd.                              1,900   19,026
    T-Gaia Corp.                                                 1,700   14,970
    Tadano, Ltd.                                                11,000  155,538
    Taiyo Holdings Co., Ltd.                                     1,500   45,337
#   Taiyo Yuden Co., Ltd.                                        8,900  110,043
#   Takeei Corp.                                                 1,400   13,705
    Takuma Co., Ltd.                                             5,000   40,452
    Tamron Co., Ltd.                                               600   15,008
#*  tella, Inc.                                                    700    7,568
#*  Toho Titanium Co., Ltd.                                      1,300    8,110
    Tokai Corp/Gifu                                                400   10,169
    TOKAI Holdings Corp.                                         2,800    9,707
#   Token Corp.                                                    640   28,410
    Tokyo Dome Corp.                                            19,000   85,089
    Tokyo Seimitsu Co., Ltd.                                     3,000   50,556
    Tomy Co., Ltd.                                               2,400   11,389
#   Topcon Corp.                                                 4,800   83,710
    Toshiba TEC Corp.                                           12,000   78,176
#   Totetsu Kogyo Co., Ltd.                                      1,700   34,519
#   Towa Pharmaceutical Co., Ltd.                                  700   29,908
    Toyo Tire & Rubber Co., Ltd.                                15,000  111,853
    Toyobo Co., Ltd.                                            91,000  146,952
    TPR Co., Ltd.                                                  600    8,853
    Trancom Co., Ltd.                                              600   21,098
    Transcosmos, Inc.                                            1,700   31,693
    TS Tech Co., Ltd.                                            1,800   48,006
    Tsubakimoto Chain Co.                                       15,000  107,053
#   Tsugami Corp.                                                2,000   11,363
    Tsukui Corp.                                                   900   10,106
#   Tsumura & Co.                                                4,700  111,714
    UACJ Corp.                                                  20,000   79,112
*   Ulvac, Inc.                                                  4,300   81,494
    United Arrows, Ltd.                                          1,300   50,281
*   Unitika, Ltd.                                               21,000   11,913
*   Usen Corp.                                                   8,350   30,808
    Valor Co., Ltd.                                              1,700   22,034
    VT Holdings Co., Ltd.                                        3,300   18,919
#   Wacom Co., Ltd.                                             11,600   75,863
#   WATAMI Co., Ltd.                                               700   10,195
#   Welcia Holdings Co., Ltd.                                      700   42,345
#   West Holdings Corp.                                          1,300   17,500
    Xebio Co., Ltd.                                              1,000   18,494
    YAMABIKO Corp.                                                 900   33,514
#   Yaoko Co., Ltd.                                                300   13,599
    Yellow Hat, Ltd.                                               700   13,420
    Yomiuri Land Co., Ltd.                                       3,000   11,587

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                             SHARES   VALUE++
                                                             ------ -----------
JAPAN -- (Continued)
    Yoshinoya Holdings Co., Ltd.                              3,200 $    40,525
    Yuasa Trading Co., Ltd.                                   8,000      15,222
#   Zenrin Co., Ltd.                                            800       8,160
#   Zensho Holdings Co., Ltd.                                11,100     112,212
    ZERIA Pharmaceutical Co., Ltd.                            2,200      46,124
                                                                    -----------
TOTAL JAPAN                                                          12,052,794
                                                                    -----------
NETHERLANDS -- (1.7%)
    Aalberts Industries NV                                    9,733     324,223
*   AMG Advanced Metallurgical Group NV                       1,976      19,876
    Amsterdam Commodities NV                                    393       9,768
    Arcadis NV                                                6,575     233,689
    Beter Bed Holding NV                                        659      15,574
    Brunel International NV                                     579      39,222
    Exact Holding NV                                            649      22,889
    Kendrion NV                                                 411      13,999
    Koninklijke Wessanen NV                                   2,459      14,528
    Nutreco NV                                                6,540     304,458
    Sligro Food Group NV                                      2,057      86,093
    TKH Group NV                                              2,698      94,028
                                                                    -----------
TOTAL NETHERLANDS                                                     1,178,347
                                                                    -----------
NEW ZEALAND -- (0.8%)
#*  Diligent Board Member Services, Inc.                      1,244       4,885
    Ebos Group, Ltd.                                          3,037      24,619
    Fisher & Paykel Healthcare Corp., Ltd.                   58,343     205,654
    Freightways, Ltd.                                         7,491      32,317
    Mainfreight, Ltd.                                         7,422      85,774
    NZX, Ltd.                                                13,154      14,208
    SKYCITY Entertainment Group, Ltd.                        58,358     213,099
#   Warehouse Group, Ltd. (The)                               3,001       8,778
                                                                    -----------
TOTAL NEW ZEALAND                                                       589,334
                                                                    -----------
NORWAY -- (1.0%)
*   American Shipping ASA                                     1,641      12,358
    Bakkafrost P/F                                            1,775      27,796
#*  Electromagnetic GeoServices A.S.                            790         946
#   Hexagon Composites ASA                                    3,240      20,114
#*  Norwegian Air Shuttle A.S.                                2,486      98,972
    Opera Software ASA                                        9,733     125,809
    Prosafe SE                                               23,384     206,105
*   Salmar ASA                                                2,816      40,763
#   Tomra Systems ASA                                        12,983     120,805
#   Veidekke ASA                                              5,334      57,226
                                                                    -----------
TOTAL NORWAY                                                            710,894
                                                                    -----------
PORTUGAL -- (0.7%)
    Altri SGPS SA                                             4,416      15,007
    Mota-Engil SGPS SA                                        4,405      33,721
    Portugal Telecom SGPS SA                                 46,437     192,931
    Sonae                                                    99,826     187,798

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                            SHARES  VALUE++
                                                            ------ ----------
PORTUGAL -- (Continued)
    ZON Optimus SGPS SA                                      6,131 $   44,354
                                                                   ----------
TOTAL PORTUGAL                                                        473,811
                                                                   ----------
SINGAPORE -- (1.0%)
    Boustead Singapore, Ltd.                                13,000     19,664
#   Cosco Corp. Singapore, Ltd.                             81,000     46,648
    CSE Global, Ltd.                                        16,000      7,598
    Ezion Holdings, Ltd.                                    56,400    102,527
    First Resources, Ltd.                                   17,000     34,913
    Fragrance Group, Ltd.                                   47,000      9,380
    Goodpack, Ltd.                                          31,000     59,386
    M1, Ltd.                                                21,000     56,425
    Nam Cheong Ltd                                          80,000     22,698
#   OSIM International, Ltd.                                18,000     41,704
    Petra Foods, Ltd.                                       20,000     56,658
    Raffles Medical Group, Ltd.                             18,000     52,156
    Singapore Post, Ltd.                                    74,000     83,603
    Super Group, Ltd.                                       16,000     44,763
*   Tiger Airways Holdings, Ltd.                            45,000     15,804
    United Envirotech, Ltd.                                 31,000     32,306
*   Vard Holdings, Ltd.                                     34,000     26,268
                                                                   ----------
TOTAL SINGAPORE                                                       712,501
                                                                   ----------
SPAIN -- (2.1%)
    Abengoa SA                                                 786      3,501
    Abengoa SA Class B                                      25,964    115,598
    Bolsas y Mercados Espanoles SA                           6,783    295,504
    Cie Automotive SA                                        1,382     17,601
    Duro Felguera SA                                         5,839     39,839
    Elecnor SA                                               1,783     25,629
*   Fomento de Construcciones y Contratas SA                 4,447     98,096
*   Jazztel P.L.C.                                          21,422    328,999
    Prosegur Cia de Seguridad SA                            13,996     93,717
    Tecnicas Reunidas SA                                     2,867    172,690
    Vidrala SA                                               1,146     60,658
    Viscofan SA                                              4,050    211,047
*   Zeltia SA                                               12,804     48,303
                                                                   ----------
TOTAL SPAIN                                                         1,511,182
                                                                   ----------
SWEDEN -- (3.2%)
    AarhusKarlshamn AB                                       2,672    178,926
    AddTech AB Class B                                       4,674     71,654
#   Avanza Bank Holding AB                                   1,534     57,591
    Axfood AB                                                1,354     72,151
#   Axis Communications AB                                   3,595    107,197
    Betsson AB                                               2,881    105,324
#   Clas Ohlson AB Class B                                   1,233     27,348
#   Concentric AB                                            2,564     36,277
    Hexpol AB                                                2,438    230,997
#   Indutrade AB                                             1,621     70,540
#   Intrum Justitia AB                                       9,133    264,778

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                              SHARES  VALUE++
                                                              ------ ----------
SWEDEN -- (Continued)
#   JM AB                                                      7,570 $  257,228
    Lagercrantz AB Class B                                     1,041     20,968
#   Modern Times Group AB Class B                              5,994    267,435
*   Net Entertainment AB                                       1,716        792
    Net Entertainment AB B Shares                              1,716     41,302
    Nobia AB                                                   9,280     84,473
#   Oriflame Cosmetics SA                                      3,313     84,836
*   Rezidor Hotel Group AB                                     3,721     23,060
    Securitas AB Class B                                       5,417     65,484
    Sweco AB Class B                                           2,398     37,416
    Unibet Group P.L.C.                                        2,788    150,191
                                                                     ----------
TOTAL SWEDEN                                                          2,255,968
                                                                     ----------
SWITZERLAND -- (4.5%)
    ams AG                                                       817    123,181
    APG SGA SA                                                   124     42,626
    Ascom Holding AG                                           2,153     40,053
    Autoneum Holding AG                                          303     64,282
    Belimo Holding AG                                             40    112,665
    Bossard Holding AG Class A                                   296     40,773
    Bucher Industries AG                                         552    179,800
    Burckhardt Compression Holding AG                            253    131,134
    Burkhalter Holding AG                                        168     15,851
    Daetwyler Holding AG                                         558     88,228
    DKSH Holding AG                                            1,722    142,109
*   Dufry AG                                                   1,755    290,446
    Emmi AG                                                       40     14,677
    Forbo Holding AG                                              70     72,457
#   Galenica AG                                                  269    273,917
    Georg Fischer AG                                             360    285,590
    Implenia AG                                                1,199     87,919
    Inficon Holding AG                                           138     49,427
    Interroll Holding AG                                           8      4,977
    Kaba Holding AG Class B                                      255    122,836
    Kardex AG                                                    456     23,359
    Kuoni Reisen Holding AG                                      316    139,550
    LEM Holding SA                                                25     20,651
    Logitech International SA                                  3,668     49,748
*   Mobilezone Holding AG                                      1,731     19,702
    Nobel Biocare Holding AG                                  11,460    159,857
    OC Oerlikon Corp. AG                                      13,071    208,217
*   Swisslog Holding AG                                        4,879      5,609
    Tecan Group AG                                               797     99,678
    Temenos Group AG                                           5,768    206,812
    U-Blox AG                                                    326     39,912
                                                                     ----------
TOTAL SWITZERLAND                                                     3,156,043
                                                                     ----------
UNITED KINGDOM -- (19.7%)
    4imprint Group P.L.C.                                        185      2,112
    888 Holdings P.L.C.                                        6,410     15,923
    AMEC P.L.C.                                               21,346    445,815
#   Ashmore Group P.L.C.                                      32,745    194,501

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                               SHARES  VALUE++
                                                               ------- --------
UNITED KINGDOM -- (Continued)
    Ashtead Group P.L.C.                                        25,048 $371,116
    Aveva Group P.L.C.                                           5,427  193,500
    Avon Rubber P.L.C.                                             285    3,018
    AZ Electronic Materials SA                                  15,116  102,895
    Berendsen P.L.C.                                            14,749  257,753
    Betfair Group P.L.C.                                         4,471   73,025
    British Polythene Industries P.L.C.                          1,060   11,298
    Britvic P.L.C.                                              22,232  272,287
    Cable & Wireless Communications P.L.C.                     160,113  142,985
*   Carpetright P.L.C.                                           1,887   18,654
    Cineworld Group P.L.C.                                      16,531   90,153
    Cobham P.L.C.                                               69,733  363,787
    Croda International P.L.C.                                  11,761  512,244
    Daily Mail & General Trust P.L.C.                           16,738  230,719
    Dechra Pharmaceuticals P.L.C.                                5,819   67,784
    Devro P.L.C.                                                11,169   39,874
    Dignity P.L.C.                                               4,001   96,739
    Diploma P.L.C.                                               1,482   16,539
*   Dixons Retail P.L.C.                                       309,482  235,385
    Domino Printing Sciences P.L.C.                                791   10,361
    Domino's Pizza Group P.L.C.                                 11,238   97,646
    Dunelm Group P.L.C.                                          5,826   92,243
    Electrocomponents P.L.C.                                    40,692  200,588
    Euromoney Institutional Investor P.L.C.                      3,159   57,014
    Fidessa Group P.L.C.                                         3,031  114,860
    G4S P.L.C.                                                  65,120  259,990
    Go-Ahead Group P.L.C.                                        2,789   93,011
    Greencore Group P.L.C.                                      35,900  158,561
    Halfords Group P.L.C.                                       12,675   95,110
    Halma P.L.C.                                                33,450  317,800
    Hays P.L.C.                                                130,180  332,115
    Hikma Pharmaceuticals P.L.C.                                11,504  301,886
    Hilton Food Group P.L.C.                                       327    2,947
    Homeserve P.L.C.                                             3,544   20,217
    Howden Joinery Group P.L.C.                                 55,243  304,140
    ICAP P.L.C.                                                 29,044  203,450
    IG Group Holdings P.L.C.                                    31,203  335,544
    Inmarsat P.L.C.                                             37,827  465,440
    ITE Group P.L.C.                                            17,790   69,185
    Jardine Lloyd Thompson Group P.L.C.                         10,863  193,844
    JD Sports Fashion P.L.C.                                       413   12,256
    JD Wetherspoon P.L.C.                                        7,689  109,545
    John Menzies P.L.C.                                          2,747   29,899
    Kcom Group P.L.C.                                           34,629   55,087
    Kentz Corp., Ltd.                                            6,823   83,136
    Kier Group P.L.C.                                            4,128  116,024
    Ladbrokes P.L.C.                                            79,725  206,740
    LSL Property Services P.L.C.                                   592    4,008
    Michael Page International P.L.C.                           22,599  179,500
    Micro Focus International P.L.C.                            10,633  139,446
    Mitie Group P.L.C.                                          29,705  160,010
    Moneysupermarket.com Group P.L.C.                           27,838   85,877

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                            SHARES    VALUE++
                                                            ------- -----------
UNITED KINGDOM -- (Continued)
    Morgan Advanced Materials P.L.C.                         25,149 $   142,339
*   Mothercare P.L.C.                                         3,164       9,996
    NCC Group P.L.C.                                          5,700      18,191
    Oxford Instruments P.L.C.                                 4,649     101,306
    Pace P.L.C.                                              25,518     157,242
    PayPoint P.L.C.                                           3,185      61,269
    Photo-Me International P.L.C.                             5,407      12,324
    Premier Farnell P.L.C.                                   28,703     107,982
    QinetiQ Group P.L.C.                                     56,857     202,566
    Rank Group P.L.C.                                           810       2,203
    Regus P.L.C.                                             11,333      40,075
    Restaurant Group P.L.C. (The)                            17,025     179,766
    Ricardo P.L.C.                                            2,717      31,111
    Rightmove P.L.C.                                          8,774     357,446
    Rotork P.L.C.                                             8,038     352,517
    RPC Group P.L.C.                                         13,960     141,481
    Senior P.L.C.                                            35,955     173,769
    Spirax-Sarco Engineering P.L.C.                           6,459     316,631
*   Sports Direct International P.L.C.                        9,111     120,809
    Stagecoach Group P.L.C.                                  27,492     172,398
    Sthree P.L.C.                                             5,297      36,187
*   SuperGroup P.L.C.                                         1,286      28,908
    Synthomer P.L.C.                                         16,217      72,289
    TalkTalk Telecom Group P.L.C.                            48,625     235,650
    Ted Baker P.L.C.                                          1,963      61,351
    Telecity Group P.L.C.                                    18,065     219,100
    Telecom Plus P.L.C.                                       5,193     135,947
*   Thomas Cook Group P.L.C.                                130,723     386,430
    UBM P.L.C.                                               20,926     232,778
    Ultra Electronics Holdings P.L.C.                         6,239     178,899
    Victrex P.L.C.                                            7,465     235,037
    WH Smith P.L.C.                                          10,117     187,626
    William Hill P.L.C.                                      50,527     302,760
    WS Atkins P.L.C.                                          8,292     179,840
    Xaar P.L.C.                                               4,908      65,384
    XP Power, Ltd.                                              307       8,502
                                                                    -----------
TOTAL UNITED KINGDOM                                                 13,933,695
                                                                    -----------
UNITED STATES -- (0.0%)
*   Endo International P.L.C.                                   327      20,499
                                                                    -----------
TOTAL COMMON STOCKS                                                  61,316,378
                                                                    -----------
RIGHTS/WARRANTS -- (0.0%)

PORTUGAL -- (0.0%)
*   Mota-Engil SGPS SA Rights 12/31/49                        4,405       3,477
                                                                    -----------
SWEDEN -- (0.0%)
*   Rezidor Hotel Group Rights 05/21/14                       3,721       1,726
                                                                    -----------
TOTAL RIGHTS/WARRANTS                                                     5,203
                                                                    -----------

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

                                                            SHARES/
                                                             FACE
                                                            AMOUNT
                                                             (000)    VALUE+
                                                            ------- -----------
SECURITIES LENDING COLLATERAL -- (13.2%)
(S)@  DFA Short Term Investment Fund                        804,377 $ 9,306,640
                                                                    -----------
TOTAL INVESTMENTS -- (100.0%) (Cost $63,247,161)                    $70,628,221
                                                                    ===========

INTERNATIONAL SMALL CAP GROWTH PORTFOLIO
CONTINUED

Summary of the Portfolio's investments as of April 30, 2014, based on their valuation inputs, is as follows (See Security Valuation Note):

                                   INVESTMENTS IN SECURITIES (MARKET VALUE)
                                  ------------------------------------------
                                   LEVEL 1     LEVEL 2   LEVEL 3    TOTAL
                                  ---------- ----------- ------- -----------
   Common Stocks
      Australia                           -- $ 3,732,028   --    $ 3,732,028
      Austria                             --     591,388   --        591,388
      Belgium                             --     532,530   --        532,530
      Canada                      $5,866,928          --   --      5,866,928
      Denmark                             --   1,352,815   --      1,352,815
      Finland                             --   1,803,595   --      1,803,595
      France                              --   2,857,567   --      2,857,567
      Germany                             --   3,497,545   --      3,497,545
      Hong Kong                           --   2,007,591   --      2,007,591
      Ireland                             --     373,434   --        373,434
      Israel                              --     416,112   --        416,112
      Italy                               --   1,689,777   --      1,689,777
      Japan                           47,538  12,005,256   --     12,052,794
      Netherlands                         --   1,178,347   --      1,178,347
      New Zealand                         --     589,334   --        589,334
      Norway                              --     710,894   --        710,894
      Portugal                            --     473,811   --        473,811
      Singapore                           --     712,501   --        712,501
      Spain                            3,501   1,507,681   --      1,511,182
      Sweden                          42,094   2,213,874   --      2,255,968
      Switzerland                         --   3,156,043   --      3,156,043
      United Kingdom                      --  13,933,695   --     13,933,695
      United States                   20,499          --   --         20,499
   Rights/Warrants
      Portugal                            --       3,477   --          3,477
      Sweden                              --       1,726   --          1,726
   Securities Lending Collateral          --   9,306,640   --      9,306,640
                                  ---------- -----------   --    -----------
   TOTAL                          $5,980,560 $64,647,661   --    $70,628,221
                                  ========== ===========   ==    ===========

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 10.SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.CONTROLS AND PROCEDURES.

(a)Based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the Registrant's Principal Executive Officer and Principal Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's officers that are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the Principal Executive Officer and the Principal Financial Officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

(b)There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.EXHIBITS.

   (a)(1) This item is not applicable.

   (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

   (a)(3) This item is not applicable.

   (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DFA Investment Dimensions Group Inc.

By:  /s/ David G. Booth
     ---------------------------------
     David G. Booth
     Chairman, Director, President and
     Co-Chief Executive Officer

Date: July 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ David G. Booth
     ---------------------------
     David G. Booth
     Principal Executive Officer
     DFA Investment Dimensions
     Group Inc.

Date: July 1, 2014

By:  /s/ David R. Martin
     ---------------------------
     David R. Martin
     Principal Financial Officer
     DFA Investment Dimensions
     Group Inc.

Date: July 1, 2014